================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                  FORM N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

   Investment Company Act file number                811-3258
                                       --------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              6300 Bee Cave Road, Building One, Austin, TX 78746
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

          Catherine L. Newell, Esquire, President and General Counsel
                     DFA Investment Dimensions Group Inc.,
              6300 Bee Cave Road, Building One, Austin, TX 78746
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

--------------------------------------------------------------------------------

ENHANCED U.S. LARGE COMPANY PORTFOLIO  INTERNATIONAL CORE EQUITY PORTFOLIO    INTERNATIONAL VECTOR EQUITY PORTFOLIO
U.S. LARGE CAP EQUITY PORTFOLIO        INTERNATIONAL SMALL COMPANY PORTFOLIO  INTERNATIONAL HIGH RELATIVE
U.S. LARGE CAP VALUE PORTFOLIO         GLOBAL SMALL COMPANY PORTFOLIO         PROFITABILITY PORTFOLIO
U.S. TARGETED VALUE PORTFOLIO          JAPANESE SMALL COMPANY PORTFOLIO       WORLD EX U.S. VALUE PORTFOLIO
U.S. SMALL CAP VALUE PORTFOLIO         ASIA PACIFIC SMALL COMPANY PORTFOLIO   WORLD EX U.S. TARGETED VALUE PORTFOLIO
U.S. CORE EQUITY 1 PORTFOLIO           UNITED KINGDOM SMALL COMPANY PORTFOLIO WORLD EX U.S. CORE EQUITY PORTFOLIO
U.S. CORE EQUITY 2 PORTFOLIO           CONTINENTAL SMALL COMPANY PORTFOLIO    WORLD CORE EQUITY PORTFOLIO
U.S. VECTOR EQUITY PORTFOLIO           DFA INTERNATIONAL REAL ESTATE          SELECTIVELY HEDGED GLOBAL EQUITY
U.S. SMALL CAP PORTFOLIO               SECURITIES PORTFOLIO                   PORTFOLIO
U.S. MICRO CAP PORTFOLIO               DFA GLOBAL REAL ESTATE SECURITIES      EMERGING MARKETS PORTFOLIO
U.S. HIGH RELATIVE PROFITABILITY       PORTFOLIO                              EMERGING MARKETS SMALL CAP PORTFOLIO
PORTFOLIO                              DFA INTERNATIONAL SMALL CAP VALUE      EMERGING MARKETS VALUE PORTFOLIO
DFA REAL ESTATE SECURITIES PORTFOLIO   PORTFOLIO                              EMERGING MARKETS CORE EQUITY PORTFOLIO
LARGE CAP INTERNATIONAL PORTFOLIO                                             DFA COMMODITY STRATEGY PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.

--------------------------------------------------------------------------------

 DFA INTERNATIONAL VALUE PORTFOLIO      U.S. LARGE COMPANY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY

--------------------------------------------------------------------------------

 THE U.S. LARGE CAP VALUE SERIES        THE CONTINENTAL SMALL COMPANY SERIES
 THE DFA INTERNATIONAL VALUE SERIES     THE CANADIAN SMALL COMPANY SERIES
 THE JAPANESE SMALL COMPANY SERIES      THE EMERGING MARKETS SERIES
 THE ASIA PACIFIC SMALL COMPANY SERIES  THE EMERGING MARKETS SMALL CAP SERIES
 THE UNITED KINGDOM SMALL COMPANY
 SERIES

DIMENSIONAL EMERGING MARKETS VALUE FUND

--------------------------------------------------------------------------------

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                        ------
  LETTER TO SHAREHOLDERS
  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...........................      1
  DFA INVESTMENT DIMENSIONS GROUP INC.
     Performance Charts................................................      3
     Management's Discussion and Analysis..............................     22
     Disclosure of Fund Expenses.......................................     36
     Disclosure of Portfolio Holdings..................................     42
     Schedules of Investments/Summary Schedules of Portfolio Holdings
         Enhanced U.S. Large Company Portfolio.........................     45
         U.S. Large Cap Equity Portfolio...............................     48
         U.S. Large Cap Value Portfolio................................     51
         U.S. Targeted Value Portfolio.................................     52
         U.S. Small Cap Value Portfolio................................     55
         U.S. Core Equity 1 Portfolio..................................     58
         U.S. Core Equity 2 Portfolio..................................     61
         U.S. Vector Equity Portfolio..................................     64
         U.S. Small Cap Portfolio......................................     67
         U.S. Micro Cap Portfolio......................................     70
         U.S. High Relative Profitability Portfolio....................     73
         DFA Real Estate Securities Portfolio..........................     76
         Large Cap International Portfolio.............................     78
         International Core Equity Portfolio...........................     82
         International Small Company Portfolio.........................     86
         Global Small Company Portfolio................................     87
         Japanese Small Company Portfolio..............................     88
         Asia Pacific Small Company Portfolio..........................     89
         United Kingdom Small Company Portfolio........................     90
         Continental Small Company Portfolio...........................     91
         DFA International Real Estate Securities Portfolio............     92
         DFA Global Real Estate Securities Portfolio...................     96
         DFA International Small Cap Value Portfolio...................     98
         International Vector Equity Portfolio.........................    102
         International High Relative Profitability Portfolio...........    106
         World ex U.S. Value Portfolio.................................    110
         World ex U.S. Targeted Value Portfolio........................    111
         World ex U.S. Core Equity Portfolio...........................    117
         World Core Equity Portfolio...................................    123
         Selectively Hedged Global Equity Portfolio....................    124
         Emerging Markets Portfolio....................................    126
         Emerging Markets Small Cap Portfolio..........................    126
         Emerging Markets Value Portfolio..............................    126
         Emerging Markets Core Equity Portfolio........................    127
     Statements of Assets and Liabilities..............................    132
     Statements of Operations..........................................    140
     Statements of Changes in Net Assets...............................    148
     Financial Highlights..............................................    160
     Notes to Financial Statements.....................................    183

TABLE OF CONTENTS
CONTINUED

                                                                          PAGE
                                                                         ------
   Report of Independent Registered Public Accounting Firm..............    220
   Section 19(a) Notice.................................................    221
DFA INVESTMENT DIMENSIONS GROUP INC. - DFA COMMODITY STRATEGY PORTFOLIO
   Performance Charts...................................................    222
   Management's Discussion and Analysis.................................    223
   Consolidated Disclosure of Fund Expenses.............................    224
   Consolidated Disclosure of Portfolio Holdings........................    225
   Consolidated Schedule of Investments.................................    226
   Consolidated Statement of Assets and Liabilities.....................    233
   Consolidated Statement of Operations.................................    234
   Consolidated Statements of Changes in Net Assets.....................    235
   Consolidated Financial Highlights....................................    236
   Consolidated Notes to Financial Statements...........................    237
   Report of Independent Registered Public Accounting Firm..............    250
DIMENSIONAL INVESTMENT GROUP INC.
   Performance Charts...................................................    251
   Management's Discussion and Analysis.................................    253
   Disclosure of Fund Expenses..........................................    256
   Disclosure of Portfolio Holdings.....................................    258
   Schedule of Investments/Summary Schedule of Portfolio Holdings
       DFA International Value Portfolio................................    259
       U.S. Large Company Portfolio.....................................    260
   Statements of Assets and Liabilities.................................    263
   Statements of Operations.............................................    264
   Statements of Changes in Net Assets..................................    265
   Financial Highlights.................................................    266
   Notes to Financial Statements........................................    269
   Report of Independent Registered Public Accounting Firm..............    279
THE DFA INVESTMENT TRUST COMPANY
   Performance Charts...................................................    280
   Management's Discussion and Analysis.................................    285
   Disclosure of Fund Expenses..........................................    290
   Disclosure of Portfolio Holdings.....................................    292
   Summary Schedules of Portfolio Holdings
       The U.S. Large Cap Value Series..................................    294
       The DFA International Value Series...............................    297
       The Japanese Small Company Series................................    301
       The Asia Pacific Small Company Series............................    304
       The United Kingdom Small Company Series..........................    307
       The Continental Small Company Series.............................    310
       The Canadian Small Company Series................................    314
       The Emerging Markets Series......................................    317
       The Emerging Markets Small Cap Series............................    321
   Statements of Assets and Liabilities.................................    325
   Statements of Operations.............................................    327
   Statements of Changes in Net Assets..................................    329
   Financial Highlights.................................................    332
   Notes to Financial Statements........................................    337
   Report of Independent Registered Public Accounting Firm..............    349

TABLE OF CONTENTS
CONTINUED

                                                                       PAGE
                                                                      ------
    DIMENSIONAL EMERGING MARKETS VALUE FUND
       Performance Charts............................................    350
       Management's Discussion and Analysis..........................    351
       Disclosure of Fund Expenses...................................    353
       Disclosure of Portfolio Holdings..............................    354
       Summary Schedule of Portfolio Holdings........................    355
       Statement of Assets and Liabilities...........................    359
       Statement of Operations.......................................    360
       Statements of Changes in Net Assets...........................    361
       Financial Highlights..........................................    362
       Notes to Financial Statements.................................    363
       Report of Independent Registered Public Accounting Firm.......    371
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES......................    379
    NOTICE TO SHAREHOLDERS...........................................    380

This report is submitted for the information of the Funds' shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company
AUD     Australian dollar
CAD     Canadian Dollar
CHF     Swiss Franc
DKK     Danish Krone
EUR     Euro
GBP     British Pound
HKD     Hong Kong Dollar
ILS     Israeli New Shekel
JPY     Japanese Yen
NOK     Norwegian Krone
SEK     Swedish Krona
SGD     Singapore Dollar
USD     United States Dollar

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
##      Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
        Trustees.
@       Security purchased with cash proceeds from Securities on Loan.
++      Security pledged as collateral for Swap Agreements.
(S)     Affiliated Fund.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES
CONTINUED

FINANCIAL HIGHLIGHTS
--------------------
(A)   Computed using average shares outstanding.
(B)   Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
      Master and/or Underlying Fund(s).
(C)   Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(D)   Non-Annualized
(E)   Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--    Amounts designated as -- are either zero or rounded to zero.
REIT  Real Estate Investment Trust
SEC   Securities and Exchange Commission
(a)   Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                  ENHANCED U.S. LARGE COMPANY PORTFOLIO VS.
                  S&P 500(R) INDEX
                  OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                   Enhanced U.S. Large Company
                           Portfolio                    S&P 500/R/ Index
                ---------------------------------      ------------------
10/31/2007                  $10,000                         $10,000
11/30/2007                    9,579                           9,582
12/31/2007                    9,511                           9,515
 1/31/2008                    8,915                           8,944
 2/29/2008                    8,626                           8,654
 3/31/2008                    8,588                           8,616
 4/30/2008                    8,992                           9,036
 5/31/2008                    9,117                           9,154
 6/30/2008                    8,342                           8,382
 7/31/2008                    8,274                           8,311
 8/31/2008                    8,401                           8,432
 9/30/2008                    7,627                           7,680
10/31/2008                    6,327                           6,390
11/30/2008                    5,896                           5,932
12/31/2008                    5,966                           5,995
 1/31/2009                    5,466                           5,490
 2/28/2009                    4,868                           4,905
 3/31/2009                    5,311                           5,335
 4/30/2009                    5,835                           5,845
 5/31/2009                    6,184                           6,172
 6/30/2009                    6,206                           6,185
 7/31/2009                    6,696                           6,652
 8/31/2009                    6,958                           6,892
 9/30/2009                    7,232                           7,150
10/31/2009                    7,100                           7,017
11/30/2009                    7,549                           7,438
12/31/2009                    7,679                           7,581
 1/31/2010                    7,415                           7,309
 2/28/2010                    7,657                           7,535
 3/31/2010                    8,108                           7,990
 4/30/2010                    8,240                           8,116
 5/31/2010                    7,591                           7,468
 6/30/2010                    7,201                           7,077
 7/31/2010                    7,709                           7,573
 8/31/2010                    7,367                           7,231
 9/30/2010                    8,026                           7,876
10/31/2010                    8,336                           8,176
11/30/2010                    8,325                           8,177
12/31/2010                    8,882                           8,724
 1/31/2011                    9,103                           8,930
 2/28/2011                    9,403                           9,236
 3/31/2011                    9,403                           9,240
 4/30/2011                    9,702                           9,514
 5/31/2011                    9,614                           9,406
 6/30/2011                    9,447                           9,249
 7/31/2011                    9,270                           9,061
 8/31/2011                    8,760                           8,569
 9/30/2011                    8,139                           7,966
10/31/2011                    9,037                           8,837
11/30/2011                    8,981                           8,818
12/31/2011                    9,082                           8,908
 1/31/2012                    9,508                           9,307
 2/29/2012                    9,923                           9,709
 3/31/2012                   10,259                          10,029
 4/30/2012                   10,203                           9,966
 5/31/2012                    9,586                           9,367
 6/30/2012                    9,988                           9,753
 7/31/2012                   10,157                           9,888
 8/31/2012                   10,393                          10,111
 9/30/2012                   10,660                          10,372
10/31/2012                   10,469                          10,181
11/30/2012                   10,536                          10,240
12/31/2012                   10,622                          10,333
 1/31/2013                   11,166                          10,869
 2/28/2013                   11,325                          11,016
 3/31/2013                   11,744                          11,429
 4/30/2013                   11,971                          11,649
 5/31/2013                   12,243                          11,922
 6/30/2013                   12,056                          11,762
 7/31/2013                   12,692                          12,360
 8/31/2013                   12,317                          12,002
 9/30/2013                   12,703                          12,379
10/31/2013                   13,294                          12,948
11/30/2013                   13,703                          13,342
12/31/2013                   14,033                          13,680
 1/31/2014                   13,567                          13,207
 2/28/2014                   14,181                          13,811
 3/31/2014                   14,290                          13,927
 4/30/2014                   14,404                          14,030
 5/31/2014                   14,758                          14,360
 6/30/2014                   15,041                          14,656
 7/31/2014                   14,824                          14,454
 8/31/2014                   15,429                          15,032
 9/30/2014                   15,201                          14,822
10/31/2014                   15,578                          15,184
11/30/2014                   16,023                          15,592
12/31/2014                   15,934                          15,553
 1/31/2015                   15,503                          15,086
 2/28/2015                   16,365                          15,953
 3/31/2015                   16,130                          15,701
 4/30/2015                   16,273                          15,851
 5/31/2015                   16,495                          16,055
 6/30/2015                   16,147                          15,744
 7/31/2015                   16,500                          16,074
 8/31/2015                   15,467                          15,104
 9/30/2015                   15,101                          14,731
10/31/2015                   16,395                          15,973
11/30/2015                   16,422                          16,021
12/31/2015                   16,106                          15,768
 1/31/2016                   15,337                          14,985
 2/29/2016                   15,337                          14,965
 3/31/2016                   16,428                          15,980
 4/30/2016                   16,512                          16,042
 5/31/2016                   16,792                          16,330
 6/30/2016                   16,868                          16,373
 7/31/2016                   17,499                          16,976
 8/31/2016                   17,499                          17,000
 9/30/2016                   17,498                          17,003
10/31/2016                   17,175                          16,693
11/30/2016                   17,779                          17,312
12/31/2016                   18,135                          17,654
 1/31/2017                   18,482                          17,989
 2/28/2017                   19,207                          18,703
 3/31/2017                   19,246                          18,725
 4/30/2017                   19,464                          18,917
 5/31/2017                   19,754                          19,183
 6/30/2017                   19,855                          19,303
 7/31/2017                   20,307                          19,700
 8/31/2017                   20,365                          19,760          Past performance is not predictive of
 9/30/2017                   20,734                          20,168          future performance.
10/31/2017                   21,215                          20,638          The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          TEN               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        YEARS              Copyright 2017 S&P Dow Jones Indices
          ------------------------------------------------------------       LLC, a division of S&P Global. All rights
                                23.53%       15.17%       7.81%              reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. LARGE CAP EQUITY PORTFOLIO VS.
RUSSELL 1000(R) INDEX
JUNE 25, 2013-OCTOBER 31, 2017

                                [CHART]


                       U.S. Large Cap
                      Equity Portfolio        Russell 1000/R/ Index
                     ------------------       ---------------------
  6/25/2013               $10,000                   $10,000
  6/30/2013                10,020                    10,130
  7/31/2013                10,550                    10,672
  8/31/2013                10,270                    10,378
  9/30/2013                10,630                    10,740
 10/31/2013                11,101                    11,213
 11/30/2013                11,452                    11,527
 12/31/2013                11,757                    11,838
  1/31/2014                11,333                    11,460
  2/28/2014                11,878                    12,004
  3/31/2014                11,985                    12,080
  4/30/2014                12,046                    12,137
  5/31/2014                12,319                    12,416
  6/30/2014                12,623                    12,699
  7/31/2014                12,410                    12,493
  8/31/2014                12,928                    13,010
  9/30/2014                12,654                    12,781
 10/31/2014                12,899                    13,094
 11/30/2014                13,205                    13,437
 12/31/2014                13,175                    13,405
  1/31/2015                12,775                    13,037
  2/28/2015                13,555                    13,790
  3/31/2015                13,391                    13,619
  4/30/2015                13,463                    13,715
  5/31/2015                13,659                    13,895
  6/30/2015                13,399                    13,634
  7/31/2015                13,564                    13,897
  8/31/2015                12,768                    13,061
  9/30/2015                12,374                    12,703
 10/31/2015                13,350                    13,731
 11/30/2015                13,391                    13,776
 12/31/2015                13,081                    13,528
  1/31/2016                12,350                    12,800
  2/29/2016                12,412                    12,796
  3/31/2016                13,260                    13,687
  4/30/2016                13,302                    13,762
  5/31/2016                13,522                    14,003
  6/30/2016                13,491                    14,034
  7/31/2016                14,029                    14,569
  8/31/2016                14,071                    14,588
  9/30/2016                14,104                    14,600
 10/31/2016                13,818                    14,315
 11/30/2016                14,495                    14,879
 12/31/2016                14,746                    15,159
  1/31/2017                15,065                    15,464
  2/28/2017                15,608                    16,062
  3/31/2017                15,614                    16,073
  4/30/2017                15,763                    16,242
  5/31/2017                15,913                    16,450
  6/30/2017                16,044                    16,565
  7/31/2017                16,355                    16,893
  8/31/2017                16,377                    16,946            Past performance is not predictive of
  9/30/2017                16,779                    17,306            future performance.
 10/31/2017                17,156                    17,703            The returns shown do not reflect the
                                                                       deduction of taxes that a shareholder
                                                                       would pay on fund distributions or the
            AVERAGE ANNUAL         ONE           SINCE                 redemption of fund shares.
            TOTAL RETURN           YEAR        INCEPTION               Russell data copyright (C) Russell
            ---------------------------------------------------        Investment Group 1995-2017, all rights
                                  24.16%        13.21%                 reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. LARGE CAP VALUE PORTFOLIO VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                U.S. Large Cap Value Portfolio    Russell 1000/R/ Value Index
               --------------------------------   ---------------------------
10/31/2007                 $10,000                          $10,000
11/30/2007                   9,440                            9,511
12/31/2007                   9,410                            9,419
 1/31/2008                   9,049                            9,042
 2/29/2008                   8,769                            8,663
 3/31/2008                   8,687                            8,598
 4/30/2008                   9,232                            9,017
 5/31/2008                   9,451                            9,003
 6/30/2008                   8,416                            8,141
 7/31/2008                   8,322                            8,112
 8/31/2008                   8,485                            8,250
 9/30/2008                   7,722                            7,644
10/31/2008                   5,982                            6,320
11/30/2008                   5,395                            5,867
12/31/2008                   5,571                            5,949
 1/31/2009                   4,910                            5,265
 2/28/2009                   4,220                            4,561
 3/31/2009                   4,635                            4,951
 4/30/2009                   5,386                            5,482
 5/31/2009                   5,799                            5,821
 6/30/2009                   5,728                            5,778
 7/31/2009                   6,268                            6,251
 8/31/2009                   6,694                            6,578
 9/30/2009                   6,986                            6,832
10/31/2009                   6,686                            6,623
11/30/2009                   7,062                            6,996
12/31/2009                   7,252                            7,120
 1/31/2010                   7,082                            6,920
 2/28/2010                   7,388                            7,138
 3/31/2010                   7,965                            7,603
 4/30/2010                   8,216                            7,800
 5/31/2010                   7,513                            7,158
 6/30/2010                   6,945                            6,755
 7/31/2010                   7,488                            7,213
 8/31/2010                   7,030                            6,904
 9/30/2010                   7,719                            7,440
10/31/2010                   8,003                            7,663
11/30/2010                   7,943                            7,622
12/31/2010                   8,715                            8,224
 1/31/2011                   8,997                            8,410
 2/28/2011                   9,482                            8,720
 3/31/2011                   9,525                            8,755
 4/30/2011                   9,764                            8,988
 5/31/2011                   9,625                            8,893
 6/30/2011                   9,450                            8,711
 7/31/2011                   9,018                            8,422
 8/31/2011                   8,256                            7,896
 9/30/2011                   7,421                            7,299
10/31/2011                   8,446                            8,135
11/30/2011                   8,376                            8,093
12/31/2011                   8,442                            8,256
 1/31/2012                   8,861                            8,568
 2/29/2012                   9,372                            8,910
 3/31/2012                   9,544                            9,174
 4/30/2012                   9,345                            9,081
 5/31/2012                   8,681                            8,548
 6/30/2012                   9,147                            8,972
 7/31/2012                   9,236                            9,065
 8/31/2012                   9,601                            9,262
 9/30/2012                   9,951                            9,556
10/31/2012                   9,978                            9,509
11/30/2012                  10,000                            9,505
12/31/2012                  10,303                            9,702
 1/31/2013                  11,019                           10,332
 2/28/2013                  11,158                           10,480
 3/31/2013                  11,695                           10,896
 4/30/2013                  11,812                           11,060
 5/31/2013                  12,299                           11,344
 6/30/2013                  12,157                           11,244
 7/31/2013                  12,887                           11,851
 8/31/2013                  12,502                           11,402
 9/30/2013                  12,871                           11,687
10/31/2013                  13,522                           12,199
11/30/2013                  14,086                           12,540
12/31/2013                  14,458                           12,857
 1/31/2014                  13,886                           12,401
 2/28/2014                  14,353                           12,937
 3/31/2014                  14,689                           13,246
 4/30/2014                  14,786                           13,372
 5/31/2014                  15,107                           13,567
 6/30/2014                  15,518                           13,922
 7/31/2014                  15,403                           13,685
 8/31/2014                  15,891                           14,187
 9/30/2014                  15,495                           13,895
10/31/2014                  15,616                           14,207
11/30/2014                  15,796                           14,498
12/31/2014                  15,913                           14,587
 1/31/2015                  15,122                           14,004
 2/28/2015                  16,190                           14,681
 3/31/2015                  15,879                           14,482
 4/30/2015                  16,203                           14,617
 5/31/2015                  16,377                           14,793
 6/30/2015                  16,112                           14,497
 7/31/2015                  16,070                           14,561
 8/31/2015                  15,092                           13,694
 9/30/2015                  14,605                           13,280
10/31/2015                  15,796                           14,282
11/30/2015                  15,853                           14,337
12/31/2015                  15,357                           14,029
 1/31/2016                  14,311                           13,304
 2/29/2016                  14,336                           13,300
 3/31/2016                  15,377                           14,258
 4/30/2016                  15,793                           14,558
 5/31/2016                  16,003                           14,784
 6/30/2016                  15,987                           14,912
 7/31/2016                  16,536                           15,345
 8/31/2016                  16,727                           15,463
 9/30/2016                  16,808                           15,431
10/31/2016                  16,519                           15,192
11/30/2016                  17,815                           16,060
12/31/2016                  18,259                           16,461
 1/31/2017                  18,524                           16,578
 2/28/2017                  19,081                           17,174
 3/31/2017                  18,903                           16,999
 4/30/2017                  19,028                           16,967
 5/31/2017                  19,007                           16,951
 6/30/2017                  19,321                           17,228
 7/31/2017                  19,647                           17,457
 8/31/2017                  19,463                           17,253              Past performance is not predictive of
 9/30/2017                  20,212                           17,764              future performance.
10/31/2017                  20,503                           17,893              The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL          ONE          FIVE          TEN                redemption of fund shares.
           TOTAL RETURN            YEAR         YEARS        YEARS               Russell data copyright (C) Russell
           --------------------------------------------------------------        Investment Group 1995-2017, all rights
                                  24.11%        15.49%       7.44%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- CLASS R1 VS.
RUSSELL 2000(R) VALUE INDEX
JANUARY 31, 2008-OCTOBER 31, 2017

                                    [CHART]


                    U.S. Targeted
              Value Portfolio - Class R1      Russell 2000/R/ Value Index
              --------------------------      ---------------------------
 1/31/2008             $10,000                          $10,000
 2/29/2008               9,750                            9,603
 3/31/2008               9,821                            9,747
 4/30/2008              10,152                           10,056
 5/31/2008              10,613                           10,400
 6/30/2008               9,538                            9,402
 7/31/2008               9,790                            9,884
 8/31/2008              10,233                           10,353
 9/30/2008               9,575                            9,868
10/31/2008               7,504                            7,897
11/30/2008               6,525                            6,982
12/31/2008               6,946                            7,412
 1/31/2009               5,999                            6,353
 2/28/2009               5,204                            5,471
 3/31/2009               5,777                            5,956
 4/30/2009               6,902                            6,901
 5/31/2009               7,137                            7,051
 6/30/2009               7,107                            7,028
 7/31/2009               7,959                            7,841
 8/31/2009               8,379                            8,212
 9/30/2009               8,844                            8,624
10/31/2009               8,207                            8,051
11/30/2009               8,484                            8,308
12/31/2009               9,150                            8,937
 1/31/2010               8,943                            8,675
 2/28/2010               9,449                            9,077
 3/31/2010              10,229                            9,832
 4/30/2010              10,973                           10,520
 5/31/2010               9,981                            9,631
 6/30/2010               9,031                            8,790
 7/31/2010               9,735                            9,418
 8/31/2010               8,948                            8,710
 9/30/2010              10,044                            9,645
10/31/2010              10,417                           10,019
11/30/2010              10,840                           10,273
12/31/2010              11,805                           11,127
 1/31/2011              11,883                           11,133
 2/28/2011              12,550                           11,698
 3/31/2011              12,792                           11,861
 4/30/2011              12,998                           12,053
 5/31/2011              12,678                           11,837
 6/30/2011              12,397                           11,546
 7/31/2011              11,964                           11,165
 8/31/2011              10,763                           10,178
 9/30/2011               9,425                            9,067
10/31/2011              10,905                           10,373
11/30/2011              10,941                           10,353
12/31/2011              11,049                           10,515
 1/31/2012              11,719                           11,214
 2/29/2012              12,144                           11,380
 3/31/2012              12,369                           11,733
 4/30/2012              12,168                           11,564
 5/31/2012              11,260                           10,857
 6/30/2012              11,715                           11,380
 7/31/2012              11,657                           11,264
 8/31/2012              12,192                           11,612
 9/30/2012              12,577                           12,025
10/31/2012              12,505                           11,874
11/30/2012              12,715                           11,911
12/31/2012              13,155                           12,413
 1/31/2013              14,059                           13,152
 2/28/2013              14,291                           13,303
 3/31/2013              14,987                           13,856
 4/30/2013              14,840                           13,843
 5/31/2013              15,567                           14,257
 6/30/2013              15,460                           14,199
 7/31/2013              16,545                           15,111
 8/31/2013              15,941                           14,443
 9/30/2013              16,826                           15,277
10/31/2013              17,555                           15,773
11/30/2013              18,331                           16,389
12/31/2013              18,804                           16,698
 1/31/2014              17,913                           16,052
 2/28/2014              18,845                           16,787
 3/31/2014              19,217                           16,994
 4/30/2014              18,862                           16,557
 5/31/2014              19,044                           16,662
 6/30/2014              19,852                           17,399
 7/31/2014              18,859                           16,347
 8/31/2014              19,819                           17,058
 9/30/2014              18,629                           15,907
10/31/2014              19,217                           17,018
11/30/2014              19,110                           16,939
12/31/2014              19,348                           17,402
 1/31/2015              18,502                           16,678
 2/28/2015              19,828                           17,452
 3/31/2015              20,100                           17,747
 4/30/2015              19,891                           17,367
 5/31/2015              20,179                           17,511
 6/30/2015              20,105                           17,534
 7/31/2015              19,580                           17,051
 8/31/2015              18,783                           16,213
 9/30/2015              17,863                           15,652
10/31/2015              18,962                           16,528
11/30/2015              19,410                           16,998
12/31/2015              18,219                           16,102
 1/31/2016              16,984                           15,020
 2/29/2016              17,214                           15,123
 3/31/2016              18,680                           16,376
 4/30/2016              19,069                           16,723
 5/31/2016              19,189                           17,030
 6/30/2016              18,937                           17,082
 7/31/2016              19,874                           18,003
 8/31/2016              20,171                           18,451
 9/30/2016              20,355                           18,596
10/31/2016              19,760                           17,985
11/30/2016              22,465                           20,372
12/31/2016              23,085                           21,213
 1/31/2017              23,124                           21,062
 2/28/2017              23,364                           21,366
 3/31/2017              23,149                           21,186
 4/30/2017              23,014                           21,269
 5/31/2017              22,243                           20,607
 6/30/2017              23,000                           21,328
 7/31/2017              23,203                           21,462
 8/31/2017              22,555                           20,935              Past performance is not predictive of
 9/30/2017              24,203                           22,417              future performance.
10/31/2017              24,368                           22,447              The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL        ONE        FIVE          SINCE               redemption of fund shares.
          TOTAL RETURN          YEAR       YEARS       INCEPTION             Russell data copyright (C) Russell
          ------------------------------------------------------------       Investment Group 1995-2017, all rights
                               23.32%      14.27%        9.57%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- CLASS R2 VS.
RUSSELL 2000(R) VALUE INDEX
JUNE 30, 2008-OCTOBER 31, 2017

                                    [CHART]


                      U.S. Targeted Value
                      Portfolio - Class R2         Russell 2000/R/ Value Index
                    ------------------------       ---------------------------
 6/30/2008                  $10,000                           $10,000
 7/31/2008                   10,260                            10,513
 8/31/2008                   10,720                            11,012
 9/30/2008                   10,038                            10,496
10/31/2008                    7,860                             8,399
11/30/2008                    6,836                             7,427
12/31/2008                    7,274                             7,883
 1/31/2009                    6,272                             6,757
 2/28/2009                    5,443                             5,819
 3/31/2009                    6,038                             6,335
 4/30/2009                    7,216                             7,341
 5/31/2009                    7,459                             7,499
 6/30/2009                    7,436                             7,476
 7/31/2009                    8,321                             8,340
 8/31/2009                    8,768                             8,735
 9/30/2009                    9,248                             9,173
10/31/2009                    8,585                             8,564
11/30/2009                    8,871                             8,836
12/31/2009                    9,568                             9,506
 1/31/2010                    9,343                             9,227
 2/28/2010                    9,865                             9,655
 3/31/2010                   10,685                            10,458
 4/30/2010                   11,453                            11,190
 5/31/2010                   10,419                            10,244
 6/30/2010                    9,434                             9,350
 7/31/2010                   10,161                            10,017
 8/31/2010                    9,341                             9,264
 9/30/2010                   10,484                            10,259
10/31/2010                   10,874                            10,656
11/30/2010                   11,306                            10,927
12/31/2010                   12,308                            11,835
 1/31/2011                   12,396                            11,841
 2/28/2011                   13,085                            12,443
 3/31/2011                   13,336                            12,615
 4/30/2011                   13,544                            12,820
 5/31/2011                   13,211                            12,591
 6/30/2011                   12,926                            12,281
 7/31/2011                   12,466                            11,875
 8/31/2011                   11,214                            10,826
 9/30/2011                    9,820                             9,644
10/31/2011                   11,364                            11,034
11/30/2011                   11,401                            11,011
12/31/2011                   11,510                            11,184
 1/31/2012                   12,209                            11,927
 2/29/2012                   12,644                            12,105
 3/31/2012                   12,877                            12,480
 4/30/2012                   12,667                            12,299
 5/31/2012                   11,721                            11,548
 6/30/2012                   12,189                            12,105
 7/31/2012                   12,129                            11,981
 8/31/2012                   12,686                            12,351
 9/30/2012                   13,082                            12,791
10/31/2012                   13,007                            12,630
11/30/2012                   13,225                            12,669
12/31/2012                   13,677                            13,203
 1/31/2013                   14,611                            13,989
 2/28/2013                   14,861                            14,149
 3/31/2013                   15,577                            14,738
 4/30/2013                   15,424                            14,724
 5/31/2013                   16,181                            15,164
 6/30/2013                   16,064                            15,102
 7/31/2013                   17,185                            16,073
 8/31/2013                   16,548                            15,362
 9/30/2013                   17,472                            16,249
10/31/2013                   18,223                            16,777
11/30/2013                   19,022                            17,432
12/31/2013                   19,515                            17,760
 1/31/2014                   18,587                            17,073
 2/28/2014                   19,549                            17,855
 3/31/2014                   19,932                            18,076
 4/30/2014                   19,563                            17,611
 5/31/2014                   19,752                            17,723
 6/30/2014                   20,586                            18,507
 7/31/2014                   19,553                            17,387
 8/31/2014                   20,551                            18,143
 9/30/2014                   19,315                            16,919
10/31/2014                   19,918                            18,101
11/30/2014                   19,798                            18,017
12/31/2014                   20,051                            18,509
 1/31/2015                   19,171                            17,739
 2/28/2015                   20,540                            18,563
 3/31/2015                   20,817                            18,876
 4/30/2015                   20,600                            18,473
 5/31/2015                   20,890                            18,626
 6/30/2015                   20,816                            18,650
 7/31/2015                   20,271                            18,136
 8/31/2015                   19,443                            17,245
 9/30/2015                   18,490                            16,648
10/31/2015                   19,621                            17,580
11/30/2015                   20,077                            18,080
12/31/2015                   18,856                            17,127
 1/31/2016                   17,574                            15,976
 2/29/2016                   17,804                            16,085
 3/31/2016                   19,327                            17,419
 4/30/2016                   19,721                            17,787
 5/31/2016                   19,846                            18,114
 6/30/2016                   19,587                            18,169
 7/31/2016                   20,550                            19,149
 8/31/2016                   20,848                            19,625
 9/30/2016                   21,041                            19,779
10/31/2016                   20,414                            19,129
11/30/2016                   23,212                            21,668
12/31/2016                   23,851                            22,563
 1/31/2017                   23,891                            22,402
 2/28/2017                   24,131                            22,726
 3/31/2017                   23,909                            22,534
 4/30/2017                   23,769                            22,623
 5/31/2017                   22,969                            21,918
 6/30/2017                   23,735                            22,685
 7/31/2017                   23,955                            22,828
 8/31/2017                   23,284                            22,267             Past performance is not predictive of
 9/30/2017                   24,973                            23,844             future performance.
10/31/2017                   25,143                            23,875             The returns shown do not reflect the
                                                                                  deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE           SINCE                 redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        INCEPTION               Russell data copyright (C) Russell
          ----------------------------------------------------------------        Investment Group 1995-2017, all rights
                                23.17%       14.09%        10.38%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                      U.S. Targeted Value
                Portfolio - Institutional Class     Russell 2000/R/ Value Index
               ---------------------------------    ---------------------------
10/31/2007                  $10,000                          $10,000
11/30/2007                    9,287                            9,251
12/31/2007                    9,184                            9,173
 1/31/2008                    8,745                            8,796
 2/29/2008                    8,522                            8,447
 3/31/2008                    8,595                            8,574
 4/30/2008                    8,878                            8,845
 5/31/2008                    9,288                            9,148
 6/30/2008                    8,349                            8,270
 7/31/2008                    8,566                            8,694
 8/31/2008                    8,953                            9,107
 9/30/2008                    8,386                            8,680
10/31/2008                    6,568                            6,946
11/30/2008                    5,714                            6,142
12/31/2008                    6,081                            6,519
 1/31/2009                    5,246                            5,588
 2/28/2009                    4,556                            4,812
 3/31/2009                    5,053                            5,239
 4/30/2009                    6,038                            6,071
 5/31/2009                    6,246                            6,202
 6/30/2009                    6,225                            6,182
 7/31/2009                    6,967                            6,897
 8/31/2009                    7,341                            7,224
 9/30/2009                    7,749                            7,586
10/31/2009                    7,190                            7,082
11/30/2009                    7,430                            7,308
12/31/2009                    8,020                            7,861
 1/31/2010                    7,835                            7,631
 2/28/2010                    8,272                            7,984
 3/31/2010                    8,961                            8,649
 4/30/2010                    9,609                            9,254
 5/31/2010                    8,745                            8,472
 6/30/2010                    7,914                            7,732
 7/31/2010                    8,532                            8,284
 8/31/2010                    7,840                            7,661
 9/30/2010                    8,805                            8,484
10/31/2010                    9,132                            8,812
11/30/2010                    9,497                            9,036
12/31/2010                   10,347                            9,787
 1/31/2011                   10,415                            9,793
 2/28/2011                   11,006                           10,290
 3/31/2011                   11,218                           10,433
 4/30/2011                   11,392                           10,602
 5/31/2011                   11,112                           10,412
 6/30/2011                   10,873                           10,156
 7/31/2011                   10,493                            9,821
 8/31/2011                    9,440                            8,953
 9/30/2011                    8,268                            7,975
10/31/2011                    9,567                            9,125
11/30/2011                    9,598                            9,106
12/31/2011                    9,696                            9,249
 1/31/2012                   10,283                            9,864
 2/29/2012                   10,656                           10,010
 3/31/2012                   10,857                           10,321
 4/30/2012                   10,680                           10,172
 5/31/2012                    9,883                            9,550
 6/30/2012                   10,285                           10,010
 7/31/2012                   10,234                            9,908
 8/31/2012                   10,704                           10,214
 9/30/2012                   11,045                           10,578
10/31/2012                   10,981                           10,445
11/30/2012                   11,165                           10,477
12/31/2012                   11,556                           10,918
 1/31/2013                   12,344                           11,569
 2/28/2013                   12,555                           11,701
 3/31/2013                   13,166                           12,188
 4/30/2013                   13,037                           12,177
 5/31/2013                   13,682                           12,540
 6/30/2013                   13,585                           12,490
 7/31/2013                   14,538                           13,292
 8/31/2013                   14,000                           12,704
 9/30/2013                   14,783                           13,438
10/31/2013                   15,417                           13,874
11/30/2013                   16,106                           14,416
12/31/2013                   16,528                           14,688
 1/31/2014                   15,744                           14,119
 2/28/2014                   16,557                           14,766
 3/31/2014                   16,887                           14,949
 4/30/2014                   16,582                           14,564
 5/31/2014                   16,741                           14,656
 6/30/2014                   17,449                           15,305
 7/31/2014                   16,583                           14,379
 8/31/2014                   17,427                           15,004
 9/30/2014                   16,384                           13,992
10/31/2014                   16,895                           14,969
11/30/2014                   16,807                           14,900
12/31/2014                   17,014                           15,307
 1/31/2015                   16,277                           14,670
 2/28/2015                   17,444                           15,351
 3/31/2015                   17,680                           15,610
 4/30/2015                   17,503                           15,277
 5/31/2015                   17,757                           15,403
 6/30/2015                   17,689                           15,423
 7/31/2015                   17,233                           14,998
 8/31/2015                   16,531                           14,261
 9/30/2015                   15,725                           13,768
10/31/2015                   16,693                           14,539
11/30/2015                   17,088                           14,952
12/31/2015                   16,041                           14,164
 1/31/2016                   14,952                           13,212
 2/29/2016                   15,163                           13,302
 3/31/2016                   16,450                           14,405
 4/30/2016                   16,792                           14,710
 5/31/2016                   16,906                           14,980
 6/30/2016                   16,681                           15,025
 7/31/2016                   17,506                           15,836
 8/31/2016                   17,767                           16,229
 9/30/2016                   17,934                           16,357
10/31/2016                   17,410                           15,820
11/30/2016                   19,793                           17,920
12/31/2016                   20,350                           18,659
 1/31/2017                   20,384                           18,526
 2/28/2017                   20,587                           18,794
 3/31/2017                   20,401                           18,635
 4/30/2017                   20,291                           18,709
 5/31/2017                   19,611                           18,126
 6/30/2017                   20,275                           18,760
 7/31/2017                   20,462                           18,879
 8/31/2017                   19,891                           18,415               Past performance is not predictive of
 9/30/2017                   21,341                           19,719               future performance.
10/31/2017                   21,494                           19,745               The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
           AVERAGE ANNUAL          ONE          FIVE           TEN                 redemption of fund shares.
           TOTAL RETURN            YEAR         YEARS         YEARS                Russell data copyright (C) Russell
           ----------------------------------------------------------------        Investment Group 1995-2017, all rights
                                  23.46%        14.38%        7.95%                reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SMALL CAP VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


              U.S. Small Cap Value Portfolio     Russell 2000/R/ Value Index
             --------------------------------   -----------------------------
10/31/2007                $10,000                          $10,000
11/30/2007                  9,128                            9,251
12/31/2007                  9,018                            9,173
 1/31/2008                  8,663                            8,796
 2/29/2008                  8,417                            8,447
 3/31/2008                  8,488                            8,574
 4/30/2008                  8,629                            8,845
 5/31/2008                  8,986                            9,148
 6/30/2008                  8,078                            8,270
 7/31/2008                  8,245                            8,694
 8/31/2008                  8,587                            9,107
 9/30/2008                  7,995                            8,680
10/31/2008                  6,225                            6,946
11/30/2008                  5,417                            6,142
12/31/2008                  5,701                            6,519
 1/31/2009                  4,887                            5,588
 2/28/2009                  4,266                            4,812
 3/31/2009                  4,710                            5,239
 4/30/2009                  5,635                            6,071
 5/31/2009                  5,817                            6,202
 6/30/2009                  5,837                            6,182
 7/31/2009                  6,622                            6,897
 8/31/2009                  6,962                            7,224
 9/30/2009                  7,403                            7,586
10/31/2009                  6,846                            7,082
11/30/2009                  7,059                            7,308
12/31/2009                  7,618                            7,861
 1/31/2010                  7,377                            7,631
 2/28/2010                  7,831                            7,984
 3/31/2010                  8,525                            8,649
 4/30/2010                  9,216                            9,254
 5/31/2010                  8,304                            8,472
 6/30/2010                  7,461                            7,732
 7/31/2010                  8,110                            8,284
 8/31/2010                  7,430                            7,661
 9/30/2010                  8,391                            8,484
10/31/2010                  8,741                            8,812
11/30/2010                  9,134                            9,036
12/31/2010                  9,972                            9,787
 1/31/2011                 10,003                            9,793
 2/28/2011                 10,631                           10,290
 3/31/2011                 10,849                           10,433
 4/30/2011                 10,986                           10,602
 5/31/2011                 10,642                           10,412
 6/30/2011                 10,450                           10,156
 7/31/2011                 10,149                            9,821
 8/31/2011                  9,076                            8,953
 9/30/2011                  7,934                            7,975
10/31/2011                  9,190                            9,125
11/30/2011                  9,127                            9,106
12/31/2011                  9,219                            9,249
 1/31/2012                  9,904                            9,864
 2/29/2012                 10,218                           10,010
 3/31/2012                 10,453                           10,321
 4/30/2012                 10,286                           10,172
 5/31/2012                  9,554                            9,550
 6/30/2012                  9,972                           10,010
 7/31/2012                  9,948                            9,908
 8/31/2012                 10,368                           10,214
 9/30/2012                 10,711                           10,578
10/31/2012                 10,623                           10,445
11/30/2012                 10,819                           10,477
12/31/2012                 11,222                           10,918
 1/31/2013                 11,958                           11,569
 2/28/2013                 12,168                           11,701
 3/31/2013                 12,765                           12,188
 4/30/2013                 12,624                           12,177
 5/31/2013                 13,305                           12,540
 6/30/2013                 13,211                           12,490
 7/31/2013                 14,181                           13,292
 8/31/2013                 13,589                           12,704
 9/30/2013                 14,301                           13,438
10/31/2013                 14,804                           13,874
11/30/2013                 15,555                           14,416
12/31/2013                 15,978                           14,688
 1/31/2014                 15,157                           14,119
 2/28/2014                 15,983                           14,766
 3/31/2014                 16,172                           14,949
 4/30/2014                 15,861                           14,564
 5/31/2014                 15,992                           14,656
 6/30/2014                 16,701                           15,305
 7/31/2014                 15,739                           14,379
 8/31/2014                 16,656                           15,004
 9/30/2014                 15,494                           13,992
10/31/2014                 16,209                           14,969
11/30/2014                 16,164                           14,900
12/31/2014                 16,534                           15,307
 1/31/2015                 15,716                           14,670
 2/28/2015                 16,643                           15,351
 3/31/2015                 16,939                           15,610
 4/30/2015                 16,712                           15,277
 5/31/2015                 16,939                           15,403
 6/30/2015                 16,947                           15,423
 7/31/2015                 16,326                           14,998
 8/31/2015                 15,667                           14,261
 9/30/2015                 14,961                           13,768
10/31/2015                 15,751                           14,539
11/30/2015                 16,251                           14,952
12/31/2015                 15,243                           14,164
 1/31/2016                 14,148                           13,212
 2/29/2016                 14,313                           13,302
 3/31/2016                 15,568                           14,405
 4/30/2016                 15,848                           14,710
 5/31/2016                 15,923                           14,980
 6/30/2016                 15,739                           15,025
 7/31/2016                 16,502                           15,836
 8/31/2016                 16,789                           16,229
 9/30/2016                 16,991                           16,357
10/31/2016                 16,459                           15,820
11/30/2016                 18,906                           17,920
12/31/2016                 19,551                           18,659
 1/31/2017                 19,446                           18,526
 2/28/2017                 19,509                           18,794
 3/31/2017                 19,287                           18,635
 4/30/2017                 19,376                           18,709
 5/31/2017                 18,696                           18,126
 6/30/2017                 19,180                           18,760
 7/31/2017                 19,326                           18,879
 8/31/2017                 18,834                           18,415               Past performance is not predictive of
 9/30/2017                 20,325                           19,719               future performance.
10/31/2017                 20,519                           19,745               The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL          ONE          FIVE          TEN                redemption of fund shares.
           TOTAL RETURN            YEAR         YEARS        YEARS               Russell data copyright (C) Russell
           --------------------------------------------------------------        Investment Group 1995-2017, all rights
                                  24.67%        14.07%       7.45%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. CORE EQUITY 1 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


              U.S. Core Equity 1 Portfolio     Russell 3000/R/ Index
             ------------------------------   -----------------------
10/31/2007              $10,000                       $10,000
11/30/2007                9,483                         9,550
12/31/2007                9,426                         9,492
 1/31/2008                8,888                         8,917
 2/29/2008                8,623                         8,640
 3/31/2008                8,561                         8,589
 4/30/2008                8,988                         9,018
 5/31/2008                9,222                         9,203
 6/30/2008                8,432                         8,443
 7/31/2008                8,432                         8,376
 8/31/2008                8,618                         8,506
 9/30/2008                7,819                         7,706
10/31/2008                6,368                         6,340
11/30/2008                5,829                         5,839
12/31/2008                5,983                         5,951
 1/31/2009                5,442                         5,451
 2/28/2009                4,860                         4,880
 3/31/2009                5,307                         5,308
 4/30/2009                5,950                         5,866
 5/31/2009                6,230                         6,179
 6/30/2009                6,258                         6,200
 7/31/2009                6,787                         6,683
 8/31/2009                7,036                         6,922
 9/30/2009                7,369                         7,212
10/31/2009                7,109                         7,026
11/30/2009                7,467                         7,426
12/31/2009                7,768                         7,637
 1/31/2010                7,517                         7,362
 2/28/2010                7,810                         7,612
 3/31/2010                8,329                         8,091
 4/30/2010                8,588                         8,266
 5/31/2010                7,910                         7,613
 6/30/2010                7,401                         7,175
 7/31/2010                7,930                         7,673
 8/31/2010                7,502                         7,312
 9/30/2010                8,267                         8,003
10/31/2010                8,587                         8,315
11/30/2010                8,697                         8,363
12/31/2010                9,330                         8,930
 1/31/2011                9,517                         9,125
 2/28/2011                9,898                         9,458
 3/31/2011               10,003                         9,500
 4/30/2011               10,275                         9,783
 5/31/2011               10,130                         9,671
 6/30/2011                9,943                         9,498
 7/31/2011                9,662                         9,280
 8/31/2011                8,988                         8,723
 9/30/2011                8,201                         8,047
10/31/2011                9,229                         8,973
11/30/2011                9,212                         8,948
12/31/2011                9,271                         9,022
 1/31/2012                9,770                         9,477
 2/29/2012               10,193                         9,878
 3/31/2012               10,463                        10,183
 4/30/2012               10,359                        10,116
 5/31/2012                9,677                         9,491
 6/30/2012               10,035                         9,862
 7/31/2012               10,105                         9,960
 8/31/2012               10,399                        10,209
 9/30/2012               10,695                        10,477
10/31/2012               10,547                        10,296
11/30/2012               10,661                        10,376
12/31/2012               10,839                        10,503
 1/31/2013               11,497                        11,079
 2/28/2013               11,637                        11,226
 3/31/2013               12,114                        11,666
 4/30/2013               12,246                        11,857
 5/31/2013               12,651                        12,137
 6/30/2013               12,523                        11,979
 7/31/2013               13,248                        12,636
 8/31/2013               12,877                        12,283
 9/30/2013               13,407                        12,740
10/31/2013               13,957                        13,281
11/30/2013               14,409                        13,666
12/31/2013               14,806                        14,027
 1/31/2014               14,296                        13,584
 2/28/2014               14,985                        14,228
 3/31/2014               15,105                        14,303
 4/30/2014               15,069                        14,321
 5/31/2014               15,366                        14,633
 6/30/2014               15,810                        15,000
 7/31/2014               15,404                        14,704
 8/31/2014               16,062                        15,321
 9/30/2014               15,622                        15,002
10/31/2014               16,011                        15,415
11/30/2014               16,345                        15,788
12/31/2014               16,364                        15,788
 1/31/2015               15,852                        15,349
 2/28/2015               16,839                        16,237
 3/31/2015               16,729                        16,072
 4/30/2015               16,775                        16,145
 5/31/2015               16,995                        16,368
 6/30/2015               16,747                        16,094
 7/31/2015               16,858                        16,364
 8/31/2015               15,910                        15,376
 9/30/2015               15,388                        14,928
10/31/2015               16,533                        16,107
11/30/2015               16,644                        16,196
12/31/2015               16,143                        15,864
 1/31/2016               15,194                        14,969
 2/29/2016               15,288                        14,964
 3/31/2016               16,389                        16,017
 4/30/2016               16,502                        16,117
 5/31/2016               16,757                        16,405
 6/30/2016               16,708                        16,439
 7/31/2016               17,391                        17,091
 8/31/2016               17,496                        17,135
 9/30/2016               17,531                        17,162
10/31/2016               17,141                        16,790
11/30/2016               18,188                        17,542
12/31/2016               18,532                        17,884
 1/31/2017               18,859                        18,221
 2/28/2017               19,474                        18,898
 3/31/2017               19,487                        18,911
 4/30/2017               19,661                        19,112
 5/31/2017               19,767                        19,307
 6/30/2017               19,992                        19,481
 7/31/2017               20,331                        19,849
 8/31/2017               20,292                        19,887            Past performance is not predictive of
 9/30/2017               20,956                        20,372            future performance.
10/31/2017               21,414                        20,816            The returns shown do not reflect the
                                                                         deduction of taxes that a shareholder
                                                                         would pay on fund distributions or the
          AVERAGE ANNUAL        ONE        FIVE         TEN              redemption of fund shares.
          TOTAL RETURN          YEAR       YEARS       YEARS             Russell data copyright (C) Russell
          --------------------------------------------------------       Investment Group 1995-2017, all rights
                               24.93%      15.22%      7.91%             reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


               U.S. Core Equity 2 Portfolio       Russell 3000/R/ Index
              ------------------------------    -------------------------
10/31/2007               $10,000                        $10,000
11/30/2007                 9,429                          9,550
12/31/2007                 9,347                          9,492
 1/31/2008                 8,866                          8,917
 2/29/2008                 8,585                          8,640
 3/31/2008                 8,499                          8,589
 4/30/2008                 8,925                          9,018
 5/31/2008                 9,175                          9,203
 6/30/2008                 8,345                          8,443
 7/31/2008                 8,369                          8,376
 8/31/2008                 8,555                          8,506
 9/30/2008                 7,783                          7,706
10/31/2008                 6,302                          6,340
11/30/2008                 5,732                          5,839
12/31/2008                 5,902                          5,951
 1/31/2009                 5,287                          5,451
 2/28/2009                 4,672                          4,880
 3/31/2009                 5,132                          5,308
 4/30/2009                 5,848                          5,866
 5/31/2009                 6,128                          6,179
 6/30/2009                 6,120                          6,200
 7/31/2009                 6,674                          6,683
 8/31/2009                 6,947                          6,922
 9/30/2009                 7,294                          7,212
10/31/2009                 6,974                          7,026
11/30/2009                 7,290                          7,426
12/31/2009                 7,622                          7,637
 1/31/2010                 7,388                          7,362
 2/28/2010                 7,697                          7,612
 3/31/2010                 8,247                          8,091
 4/30/2010                 8,548                          8,266
 5/31/2010                 7,871                          7,613
 6/30/2010                 7,317                          7,175
 7/31/2010                 7,854                          7,673
 8/31/2010                 7,384                          7,312
 9/30/2010                 8,165                          8,003
10/31/2010                 8,468                          8,315
11/30/2010                 8,602                          8,363
12/31/2010                 9,285                          8,930
 1/31/2011                 9,462                          9,125
 2/28/2011                 9,886                          9,458
 3/31/2011                10,005                          9,500
 4/30/2011                10,234                          9,783
 5/31/2011                10,073                          9,671
 6/30/2011                 9,875                          9,498
 7/31/2011                 9,543                          9,280
 8/31/2011                 8,820                          8,723
 9/30/2011                 7,983                          8,047
10/31/2011                 9,059                          8,973
11/30/2011                 9,025                          8,948
12/31/2011                 9,090                          9,022
 1/31/2012                 9,597                          9,477
 2/29/2012                10,009                          9,878
 3/31/2012                10,250                         10,183
 4/30/2012                10,147                         10,116
 5/31/2012                 9,451                          9,491
 6/30/2012                 9,824                          9,862
 7/31/2012                 9,875                          9,960
 8/31/2012                10,186                         10,209
 9/30/2012                10,496                         10,477
10/31/2012                10,401                         10,296
11/30/2012                10,496                         10,376
12/31/2012                10,733                         10,503
 1/31/2013                11,412                         11,079
 2/28/2013                11,553                         11,226
 3/31/2013                12,038                         11,666
 4/30/2013                12,126                         11,857
 5/31/2013                12,586                         12,137
 6/30/2013                12,466                         11,979
 7/31/2013                13,219                         12,636
 8/31/2013                12,811                         12,283
 9/30/2013                13,359                         12,740
10/31/2013                13,901                         13,281
11/30/2013                14,373                         13,666
12/31/2013                14,786                         14,027
 1/31/2014                14,235                         13,584
 2/28/2014                14,904                         14,228
 3/31/2014                15,077                         14,303
 4/30/2014                15,004                         14,321
 5/31/2014                15,267                         14,633
 6/30/2014                15,750                         15,000
 7/31/2014                15,314                         14,704
 8/31/2014                15,950                         15,321
 9/30/2014                15,443                         15,002
10/31/2014                15,817                         15,415
11/30/2014                16,100                         15,788
12/31/2014                16,164                         15,788
 1/31/2015                15,582                         15,349
 2/28/2015                16,589                         16,237
 3/31/2015                16,510                         16,072
 4/30/2015                16,547                         16,145
 5/31/2015                16,760                         16,368
 6/30/2015                16,536                         16,094
 7/31/2015                16,508                         16,364
 8/31/2015                15,588                         15,376
 9/30/2015                15,028                         14,928
10/31/2015                16,121                         16,107
11/30/2015                16,252                         16,196
12/31/2015                15,668                         15,864
 1/31/2016                14,709                         14,969
 2/29/2016                14,815                         14,964
 3/31/2016                15,894                         16,017
 4/30/2016                16,049                         16,117
 5/31/2016                16,299                         16,405
 6/30/2016                16,216                         16,439
 7/31/2016                16,883                         17,091
 8/31/2016                17,028                         17,135
 9/30/2016                17,069                         17,162
10/31/2016                16,681                         16,790
11/30/2016                17,903                         17,542
12/31/2016                18,265                         17,884
 1/31/2017                18,539                         18,221
 2/28/2017                19,060                         18,898
 3/31/2017                19,018                         18,911
 4/30/2017                19,166                         19,112
 5/31/2017                19,137                         19,307
 6/30/2017                19,427                         19,481
 7/31/2017                19,734                         19,849
 8/31/2017                19,595                         19,887              Past performance is not predictive of
 9/30/2017                20,366                         20,372              future performance.
10/31/2017                20,743                         20,816              The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          TEN               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        YEARS              Russell data copyright (C) Russell
          ------------------------------------------------------------       Investment Group 1995-2017, all rights
                                24.36%       14.81%       7.57%              reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. VECTOR EQUITY PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


               U.S. Vector Equity Portfolio       Russell 3000/R/ Index
              ------------------------------    -------------------------
10/31/2007                $10,000                       $10,000
11/30/2007                  9,351                         9,550
12/31/2007                  9,247                         9,492
 1/31/2008                  8,809                         8,917
 2/29/2008                  8,512                         8,640
 3/31/2008                  8,477                         8,589
 4/30/2008                  8,858                         9,018
 5/31/2008                  9,156                         9,203
 6/30/2008                  8,281                         8,443
 7/31/2008                  8,348                         8,376
 8/31/2008                  8,588                         8,506
 9/30/2008                  7,864                         7,706
10/31/2008                  6,238                         6,340
11/30/2008                  5,554                         5,839
12/31/2008                  5,809                         5,951
 1/31/2009                  5,102                         5,451
 2/28/2009                  4,462                         4,880
 3/31/2009                  4,912                         5,308
 4/30/2009                  5,706                         5,866
 5/31/2009                  5,951                         6,179
 6/30/2009                  5,954                         6,200
 7/31/2009                  6,565                         6,683
 8/31/2009                  6,870                         6,922
 9/30/2009                  7,229                         7,212
10/31/2009                  6,829                         7,026
11/30/2009                  7,084                         7,426
12/31/2009                  7,506                         7,637
 1/31/2010                  7,293                         7,362
 2/28/2010                  7,651                         7,612
 3/31/2010                  8,225                         8,091
 4/30/2010                  8,644                         8,266
 5/31/2010                  7,952                         7,613
 6/30/2010                  7,335                         7,175
 7/31/2010                  7,875                         7,673
 8/31/2010                  7,335                         7,312
 9/30/2010                  8,143                         8,003
10/31/2010                  8,444                         8,315
11/30/2010                  8,650                         8,363
12/31/2010                  9,391                         8,930
 1/31/2011                  9,521                         9,125
 2/28/2011                 10,005                         9,458
 3/31/2011                 10,171                         9,500
 4/30/2011                 10,378                         9,783
 5/31/2011                 10,180                         9,671
 6/30/2011                  9,961                         9,498
 7/31/2011                  9,597                         9,280
 8/31/2011                  8,756                         8,723
 9/30/2011                  7,808                         8,047
10/31/2011                  8,939                         8,973
11/30/2011                  8,895                         8,948
12/31/2011                  8,963                         9,022
 1/31/2012                  9,514                         9,477
 2/29/2012                  9,907                         9,878
 3/31/2012                 10,145                        10,183
 4/30/2012                  9,997                        10,116
 5/31/2012                  9,270                         9,491
 6/30/2012                  9,636                         9,862
 7/31/2012                  9,619                         9,960
 8/31/2012                  9,970                        10,209
 9/30/2012                 10,292                        10,477
10/31/2012                 10,239                        10,296
11/30/2012                 10,363                        10,376
12/31/2012                 10,663                        10,503
 1/31/2013                 11,402                        11,079
 2/28/2013                 11,526                        11,226
 3/31/2013                 12,042                        11,666
 4/30/2013                 12,033                        11,857
 5/31/2013                 12,559                        12,137
 6/30/2013                 12,455                        11,979
 7/31/2013                 13,260                        12,636
 8/31/2013                 12,830                        12,283
 9/30/2013                 13,460                        12,740
10/31/2013                 14,007                        13,281
11/30/2013                 14,545                        13,666
12/31/2013                 14,951                        14,027
 1/31/2014                 14,339                        13,584
 2/28/2014                 15,005                        14,228
 3/31/2014                 15,205                        14,303
 4/30/2014                 15,031                        14,321
 5/31/2014                 15,251                        14,633
 6/30/2014                 15,830                        15,000
 7/31/2014                 15,252                        14,704
 8/31/2014                 15,931                        15,321
 9/30/2014                 15,243                        15,002
10/31/2014                 15,675                        15,415
11/30/2014                 15,777                        15,788
12/31/2014                 15,924                        15,788
 1/31/2015                 15,227                        15,349
 2/28/2015                 16,259                        16,237
 3/31/2015                 16,292                        16,072
 4/30/2015                 16,254                        16,145
 5/31/2015                 16,445                        16,368
 6/30/2015                 16,347                        16,094
 7/31/2015                 16,136                        16,364
 8/31/2015                 15,319                        15,376
 9/30/2015                 14,683                        14,928
10/31/2015                 15,648                        16,107
11/30/2015                 15,879                        16,196
12/31/2015                 15,123                        15,864
 1/31/2016                 14,070                        14,969
 2/29/2016                 14,190                        14,964
 3/31/2016                 15,298                        16,017
 4/30/2016                 15,560                        16,117
 5/31/2016                 15,741                        16,405
 6/30/2016                 15,589                        16,439
 7/31/2016                 16,297                        17,091
 8/31/2016                 16,509                        17,135
 9/30/2016                 16,577                        17,162
10/31/2016                 16,161                        16,790
11/30/2016                 17,835                        17,542
12/31/2016                 18,301                        17,884
 1/31/2017                 18,467                        18,221
 2/28/2017                 18,822                        18,898
 3/31/2017                 18,730                        18,911
 4/30/2017                 18,814                        19,112
 5/31/2017                 18,511                        19,307
 6/30/2017                 18,937                        19,481
 7/31/2017                 19,188                        19,849
 8/31/2017                 18,863                        19,887              Past performance is not predictive of
 9/30/2017                 19,905                        20,372              future performance.
10/31/2017                 20,158                        20,816              The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          TEN               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        YEARS              Russell data copyright (C) Russell
          ------------------------------------------------------------       Investment Group 1995-2017, all rights
                                24.73%       14.51%       7.26%              reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SMALL CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                   U.S. Small Cap Portfolio         Russell 2000/R/ Index
                -----------------------------      -----------------------
10/31/2007                 $10,000                        $10,000
11/30/2007                   9,256                          9,282
12/31/2007                   9,237                          9,276
 1/31/2008                   8,598                          8,644
 2/29/2008                   8,321                          8,323
 3/31/2008                   8,351                          8,358
 4/30/2008                   8,614                          8,708
 5/31/2008                   9,025                          9,108
 6/30/2008                   8,217                          8,407
 7/31/2008                   8,476                          8,718
 8/31/2008                   8,783                          9,033
 9/30/2008                   8,080                          8,313
10/31/2008                   6,417                          6,584
11/30/2008                   5,634                          5,805
12/31/2008                   5,911                          6,142
 1/31/2009                   5,257                          5,459
 2/28/2009                   4,622                          4,796
 3/31/2009                   5,098                          5,224
 4/30/2009                   6,044                          6,031
 5/31/2009                   6,258                          6,213
 6/30/2009                   6,420                          6,304
 7/31/2009                   7,087                          6,911
 8/31/2009                   7,340                          7,109
 9/30/2009                   7,798                          7,520
10/31/2009                   7,257                          7,009
11/30/2009                   7,442                          7,229
12/31/2009                   8,059                          7,811
 1/31/2010                   7,814                          7,523
 2/28/2010                   8,196                          7,862
 3/31/2010                   8,867                          8,502
 4/30/2010                   9,469                          8,983
 5/31/2010                   8,730                          8,302
 6/30/2010                   8,032                          7,659
 7/31/2010                   8,610                          8,185
 8/31/2010                   7,954                          7,579
 9/30/2010                   8,992                          8,523
10/31/2010                   9,360                          8,872
11/30/2010                   9,753                          9,180
12/31/2010                  10,533                          9,909
 1/31/2011                  10,543                          9,883
 2/28/2011                  11,134                         10,425
 3/31/2011                  11,453                         10,695
 4/30/2011                  11,724                         10,978
 5/31/2011                  11,488                         10,772
 6/30/2011                  11,304                         10,523
 7/31/2011                  10,909                         10,143
 8/31/2011                   9,930                          9,261
 9/30/2011                   8,827                          8,222
10/31/2011                  10,180                          9,467
11/30/2011                  10,145                          9,432
12/31/2011                  10,201                          9,495
 1/31/2012                  10,887                         10,166
 2/29/2012                  11,200                         10,409
 3/31/2012                  11,493                         10,676
 4/30/2012                  11,334                         10,511
 5/31/2012                  10,598                          9,815
 6/30/2012                  11,045                         10,305
 7/31/2012                  10,955                         10,162
 8/31/2012                  11,340                         10,501
 9/30/2012                  11,710                         10,846
10/31/2012                  11,565                         10,611
11/30/2012                  11,700                         10,667
12/31/2012                  12,077                         11,047
 1/31/2013                  12,834                         11,739
 2/28/2013                  12,962                         11,868
 3/31/2013                  13,588                         12,416
 4/30/2013                  13,476                         12,370
 5/31/2013                  14,169                         12,865
 6/30/2013                  14,153                         12,799
 7/31/2013                  15,173                         13,695
 8/31/2013                  14,660                         13,260
 9/30/2013                  15,569                         14,106
10/31/2013                  16,078                         14,461
11/30/2013                  16,833                         15,040
12/31/2013                  17,175                         15,336
 1/31/2014                  16,471                         14,911
 2/28/2014                  17,225                         15,614
 3/31/2014                  17,317                         15,507
 4/30/2014                  16,807                         14,906
 5/31/2014                  16,901                         15,026
 6/30/2014                  17,704                         15,825
 7/31/2014                  16,643                         14,867
 8/31/2014                  17,432                         15,604
 9/30/2014                  16,492                         14,660
10/31/2014                  17,472                         15,627
11/30/2014                  17,533                         15,641
12/31/2014                  17,937                         16,086
 1/31/2015                  17,194                         15,569
 2/28/2015                  18,329                         16,493
 3/31/2015                  18,653                         16,781
 4/30/2015                  18,220                         16,353
 5/31/2015                  18,538                         16,726
 6/30/2015                  18,725                         16,851
 7/31/2015                  18,488                         16,655
 8/31/2015                  17,562                         15,609
 9/30/2015                  16,890                         14,843
10/31/2015                  17,881                         15,679
11/30/2015                  18,334                         16,189
12/31/2015                  17,348                         15,376
 1/31/2016                  16,247                         14,024
 2/29/2016                  16,418                         14,024
 3/31/2016                  17,667                         15,143
 4/30/2016                  17,832                         15,381
 5/31/2016                  18,059                         15,727
 6/30/2016                  17,966                         15,717
 7/31/2016                  18,864                         16,656
 8/31/2016                  19,147                         16,950
 9/30/2016                  19,224                         17,139
10/31/2016                  18,577                         16,324
11/30/2016                  20,820                         18,144
12/31/2016                  21,429                         18,653
 1/31/2017                  21,429                         18,726
 2/28/2017                  21,682                         19,088
 3/31/2017                  21,640                         19,113
 4/30/2017                  21,831                         19,322
 5/31/2017                  21,285                         18,929
 6/30/2017                  21,839                         19,584
 7/31/2017                  22,011                         19,729
 8/31/2017                  21,502                         19,478             Past performance is not predictive of
 9/30/2017                  23,024                         20,694             future performance.
10/31/2017                  23,260                         20,870             The returns shown do not reflect the
                                                                              deduction of taxes that a shareholder
                                                                              would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          TEN                redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        YEARS               Russell data copyright (C) Russell
          ------------------------------------------------------------        Investment Group 1995-2017, all rights
                                25.21%       15.00%       8.81%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. MICRO CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                             [CHART]

                    U.S. Micro Cap Portfolio         Russell 2000/R/ Index
                   --------------------------        ---------------------
10/31/2007                 $10,000                         $10,000
11/30/2007                   9,158                           9,282
12/31/2007                   9,153                           9,276
 1/31/2008                   8,453                           8,644
 2/29/2008                   8,188                           8,323
 3/31/2008                   8,214                           8,358
 4/30/2008                   8,384                           8,708
 5/31/2008                   8,717                           9,108
 6/30/2008                   7,928                           8,407
 7/31/2008                   8,283                           8,718
 8/31/2008                   8,563                           9,033
 9/30/2008                   7,932                           8,313
10/31/2008                   6,289                           6,584
11/30/2008                   5,482                           5,805
12/31/2008                   5,792                           6,142
 1/31/2009                   5,102                           5,459
 2/28/2009                   4,433                           4,796
 3/31/2009                   4,858                           5,224
 4/30/2009                   5,702                           6,031
 5/31/2009                   5,898                           6,213
 6/30/2009                   6,060                           6,304
 7/31/2009                   6,655                           6,911
 8/31/2009                   6,837                           7,109
 9/30/2009                   7,231                           7,520
10/31/2009                   6,705                           7,009
11/30/2009                   6,824                           7,229
12/31/2009                   7,417                           7,811
 1/31/2010                   7,200                           7,523
 2/28/2010                   7,516                           7,862
 3/31/2010                   8,123                           8,502
 4/30/2010                   8,713                           8,983
 5/31/2010                   8,067                           8,302
 6/30/2010                   7,483                           7,659
 7/31/2010                   8,018                           8,185
 8/31/2010                   7,378                           7,579
 9/30/2010                   8,275                           8,523
10/31/2010                   8,634                           8,872
11/30/2010                   9,001                           9,180
12/31/2010                   9,738                           9,909
 1/31/2011                   9,632                           9,883
 2/28/2011                  10,198                          10,425
 3/31/2011                  10,529                          10,695
 4/30/2011                  10,706                          10,978
 5/31/2011                  10,500                          10,772
 6/30/2011                  10,274                          10,523
 7/31/2011                   9,998                          10,143
 8/31/2011                   9,105                           9,261
 9/30/2011                   8,142                           8,222
10/31/2011                   9,398                           9,467
11/30/2011                   9,341                           9,432
12/31/2011                   9,421                           9,495
 1/31/2012                  10,077                          10,166
 2/29/2012                  10,269                          10,409
 3/31/2012                  10,576                          10,676
 4/30/2012                  10,426                          10,511
 5/31/2012                   9,699                           9,815
 6/30/2012                  10,196                          10,305
 7/31/2012                  10,103                          10,162
 8/31/2012                  10,418                          10,501
 9/30/2012                  10,854                          10,846
10/31/2012                  10,632                          10,611
11/30/2012                  10,733                          10,667
12/31/2012                  11,140                          11,047
 1/31/2013                  11,773                          11,739
 2/28/2013                  11,903                          11,868
 3/31/2013                  12,483                          12,416
 4/30/2013                  12,384                          12,370
 5/31/2013                  13,025                          12,865
 6/30/2013                  13,084                          12,799
 7/31/2013                  14,054                          13,695
 8/31/2013                  13,565                          13,260
 9/30/2013                  14,522                          14,106
10/31/2013                  15,027                          14,461
11/30/2013                  15,861                          15,040
12/31/2013                  16,160                          15,336
 1/31/2014                  15,445                          14,911
 2/28/2014                  16,096                          15,614
 3/31/2014                  16,253                          15,507
 4/30/2014                  15,698                          14,906
 5/31/2014                  15,714                          15,026
 6/30/2014                  16,396                          15,825
 7/31/2014                  15,438                          14,867
 8/31/2014                  16,138                          15,604
 9/30/2014                  15,219                          14,660
10/31/2014                  16,211                          15,627
11/30/2014                  16,090                          15,641
12/31/2014                  16,633                          16,086
 1/31/2015                  15,817                          15,569
 2/28/2015                  16,770                          16,493
 3/31/2015                  17,153                          16,781
 4/30/2015                  16,818                          16,353
 5/31/2015                  17,050                          16,726
 6/30/2015                  17,327                          16,851
 7/31/2015                  16,905                          16,655
 8/31/2015                  16,156                          15,609
 9/30/2015                  15,459                          14,843
10/31/2015                  16,391                          15,679
11/30/2015                  16,857                          16,189
12/31/2015                  16,030                          15,376
 1/31/2016                  14,941                          14,024
 2/29/2016                  15,105                          14,024
 3/31/2016                  16,174                          15,143
 4/30/2016                  16,349                          15,381
 5/31/2016                  16,523                          15,727
 6/30/2016                  16,494                          15,717
 7/31/2016                  17,322                          16,656
 8/31/2016                  17,597                          16,950
 9/30/2016                  17,725                          17,139
10/31/2016                  17,099                          16,324
11/30/2016                  19,353                          18,144
12/31/2016                  20,139                          18,653
 1/31/2017                  19,850                          18,726
 2/28/2017                  19,984                          19,088
 3/31/2017                  20,018                          19,113
 4/30/2017                  20,337                          19,322
 5/31/2017                  19,728                          18,929
 6/30/2017                  20,462                          19,584
 7/31/2017                  20,558                          19,729            Past performance is not predictive of
 8/31/2017                  20,113                          19,478            future performance.
 9/30/2017                  21,801                          20,694            The returns shown do not reflect the
10/31/2017                  22,043                          20,870            deduction of taxes that a shareholder
                                                                              would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          TEN                redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        YEARS               Russell data copyright (C) Russell
          ------------------------------------------------------------        Investment Group 1995-2017, all rights
                                28.91%       15.70%       8.22%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO VS.
RUSSELL 1000(R) INDEX
MAY 16, 2017-OCTOBER 31, 2017

                                      [CHART]


                    U.S. High Relative
                  Profitability Portfolio   Russell 1000/R/ Index
                 ------------------------    -------------------
        5/16/17          $10,000                  $10,000
        5/31/17           10,210                   10,054
        6/30/17           10,186                   10,124
        7/31/17           10,376                   10,325
        8/31/17           10,436                   10,357
        9/30/17           10,703                   10,578
       10/31/17           10,984                   10,820
                                                                     Past performance is not predictive of
                                                                     future performance.
                                                                     The returns shown do not reflect the
                                                                     deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
            AVERAGE ANNUAL                       SINCE               redemption of fund shares.
            TOTAL RETURN                       INCEPTION             Russell data copyright (C) Russell
            --------------------------------------------------       Investment Group 1995-2017, all rights
                                                 9.84%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

             DFA REAL ESTATE SECURITIES PORTFOLIO VS.
             S&P 500(R) INDEX, DOW JONES U.S. SELECT REIT INDEX
             OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                DFA Real Estate                           Dow Jones U.S. Select
              Securities Portfolio     S&P 500/R/ Index        REIT Index
             ----------------------   ------------------  ---------------------
10/31/2007          $10,000                $10,000              $10,000
11/30/2007            8,980                  9,582                9,028
12/31/2007            8,454                  9,515                8,548
 1/31/2008            8,458                  8,944                8,507
 2/29/2008            8,136                  8,654                8,186
 3/31/2008            8,648                  8,616                8,730
 4/30/2008            9,158                  9,036                9,269
 5/31/2008            9,176                  9,154                9,289
 6/30/2008            8,169                  8,382                8,260
 7/31/2008            8,405                  8,311                8,499
 8/31/2008            8,613                  8,432                8,691
 9/30/2008            8,595                  7,680                8,655
10/31/2008            5,885                  6,390                5,852
11/30/2008            4,523                  5,932                4,415
12/31/2008            5,295                  5,995                5,197
 1/31/2009            4,355                  5,490                4,257
 2/28/2009            3,442                  4,905                3,327
 3/31/2009            3,564                  5,335                3,434
 4/30/2009            4,680                  5,845                4,561
 5/31/2009            4,801                  6,172                4,678
 6/30/2009            4,653                  6,185                4,514
 7/31/2009            5,141                  6,652                4,985
 8/31/2009            5,836                  6,892                5,715
 9/30/2009            6,227                  7,150                6,115
10/31/2009            5,943                  7,017                5,837
11/30/2009            6,351                  7,438                6,239
12/31/2009            6,787                  7,581                6,676
 1/31/2010            6,433                  7,309                6,294
 2/28/2010            6,787                  7,535                6,652
 3/31/2010            7,477                  7,990                7,331
 4/30/2010            8,003                  8,116                7,849
 5/31/2010            7,576                  7,468                7,427
 6/30/2010            7,184                  7,077                7,028
 7/31/2010            7,892                  7,573                7,723
 8/31/2010            7,793                  7,231                7,620
 9/30/2010            8,130                  7,876                7,957
10/31/2010            8,511                  8,176                8,325
11/30/2010            8,343                  8,177                8,163
12/31/2010            8,733                  8,724                8,550
 1/31/2011            9,041                  8,930                8,854
 2/28/2011            9,450                  9,236                9,258
 3/31/2011            9,308                  9,240                9,123
 4/30/2011            9,847                  9,514                9,664
 5/31/2011            9,980                  9,406                9,814
 6/30/2011            9,652                  9,249                9,485
 7/31/2011            9,810                  9,061                9,657
 8/31/2011            9,283                  8,569                9,128
 9/30/2011            8,263                  7,966                8,106
10/31/2011            9,455                  8,837                9,297
11/30/2011            9,097                  8,818                8,931
12/31/2011            9,515                  8,908                9,351
 1/31/2012           10,116                  9,307                9,952
 2/29/2012           10,009                  9,709                9,841
 3/31/2012           10,524                 10,029               10,357
 4/30/2012           10,825                  9,966               10,668
 5/31/2012           10,330                  9,367               10,182
 6/30/2012           10,913                  9,753               10,745
 7/31/2012           11,128                  9,888               10,949
 8/31/2012           11,112                 10,111               10,920
 9/30/2012           10,904                 10,372               10,705
10/31/2012           10,821                 10,181               10,607
11/30/2012           10,783                 10,240               10,554
12/31/2012           11,178                 10,333               10,952
 1/31/2013           11,573                 10,869               11,324
 2/28/2013           11,700                 11,016               11,418
 3/31/2013           12,022                 11,429               11,723
 4/30/2013           12,834                 11,649               12,529
 5/31/2013           12,069                 11,922               11,778
 6/30/2013           11,844                 11,762               11,571
 7/31/2013           11,947                 12,360               11,660
 8/31/2013           11,106                 12,002               10,861
 9/30/2013           11,452                 12,379               11,207
10/31/2013           11,933                 12,948               11,664
11/30/2013           11,297                 13,342               11,024
12/31/2013           11,333                 13,680               11,085
 1/31/2014           11,814                 13,207               11,535
 2/28/2014           12,413                 13,811               12,126
 3/31/2014           12,494                 13,927               12,232
 4/30/2014           12,946                 14,030               12,682
 5/31/2014           13,253                 14,360               12,995
 6/30/2014           13,391                 14,656               13,107
 7/31/2014           13,400                 14,454               13,134
 8/31/2014           13,780                 15,032               13,500
 9/30/2014           12,952                 14,822               12,714
10/31/2014           14,296                 15,184               14,077
11/30/2014           14,593                 15,592               14,374
12/31/2014           14,860                 15,553               14,632
 1/31/2015           15,884                 15,086               15,611
 2/28/2015           15,295                 15,953               15,052
 3/31/2015           15,566                 15,701               15,322
 4/30/2015           14,651                 15,851               14,434
 5/31/2015           14,614                 16,055               14,429
 6/30/2015           13,974                 15,744               13,790
 7/31/2015           14,776                 16,074               14,608
 8/31/2015           13,878                 15,104               13,752
 9/30/2015           14,318                 14,731               14,216
10/31/2015           15,138                 15,973               15,045
11/30/2015           15,056                 16,021               14,962
12/31/2015           15,341                 15,768               15,288
 1/31/2016           14,822                 14,985               14,685
 2/29/2016           14,772                 14,965               14,553
 3/31/2016           16,296                 15,980               16,070
 4/30/2016           15,889                 16,042               15,600
 5/31/2016           16,240                 16,330               15,913
 6/30/2016           17,383                 16,373               16,942
 7/31/2016           18,124                 16,976               17,683
 8/31/2016           17,511                 17,000               17,085
 9/30/2016           17,181                 17,003               16,733
10/31/2016           16,181                 16,693               15,791
11/30/2016           15,889                 17,312               15,577
12/31/2016           16,627                 17,654               16,309
 1/31/2017           16,603                 17,989               16,169
 2/28/2017           17,157                 18,703               16,735
 3/31/2017           16,759                 18,725               16,264
 4/30/2017           16,773                 18,917               16,226
 5/31/2017           16,691                 19,183               16,136
 6/30/2017           17,042                 19,303               16,531
 7/31/2017           17,257                 19,700               16,682
 8/31/2017           17,277                 19,760               16,550            Past performance is not predictive of
 9/30/2017           17,222                 20,168               16,594            future performance.
10/31/2017           17,129                 20,638               16,413            The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
            AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN           YEAR         YEARS        YEARS                 Copyright 2017 S&P Dow Jones Indices
            --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                   5.86%        9.62%        5.53%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP INTERNATIONAL PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                  Large Cap International         MSCI World ex USA
                          Portfolio             Index (net dividends)
                 -------------------------      ---------------------
10/31/2007                $10,000                      $10,000
11/30/2007                  9,643                        9,609
12/31/2007                  9,418                        9,428
 1/31/2008                  8,705                        8,578
 2/29/2008                  8,697                        8,734
 3/31/2008                  8,667                        8,609
 4/30/2008                  9,126                        9,088
 5/31/2008                  9,317                        9,225
 6/30/2008                  8,575                        8,508
 7/31/2008                  8,263                        8,205
 8/31/2008                  7,910                        7,888
 9/30/2008                  6,948                        6,749
10/31/2008                  5,483                        5,345
11/30/2008                  5,154                        5,055
12/31/2008                  5,515                        5,322
 1/31/2009                  4,895                        4,825
 2/28/2009                  4,403                        4,337
 3/31/2009                  4,742                        4,623
 4/30/2009                  5,281                        5,219
 5/31/2009                  6,019                        5,879
 6/30/2009                  5,935                        5,818
 7/31/2009                  6,505                        6,364
 8/31/2009                  6,760                        6,669
 9/30/2009                  7,048                        6,944
10/31/2009                  6,865                        6,833
11/30/2009                  7,120                        7,002
12/31/2009                  7,205                        7,113
 1/31/2010                  6,832                        6,780
 2/28/2010                  6,878                        6,773
 3/31/2010                  7,311                        7,209
 4/30/2010                  7,169                        7,102
 5/31/2010                  6,387                        6,318
 6/30/2010                  6,284                        6,227
 7/31/2010                  6,932                        6,802
 8/31/2010                  6,694                        6,599
 9/30/2010                  7,353                        7,232
10/31/2010                  7,619                        7,489
11/30/2010                  7,286                        7,172
12/31/2010                  7,871                        7,750
 1/31/2011                  8,049                        7,917
 2/28/2011                  8,365                        8,210
 3/31/2011                  8,174                        8,046
 4/30/2011                  8,641                        8,484
 5/31/2011                  8,396                        8,232
 6/30/2011                  8,277                        8,115
 7/31/2011                  8,108                        7,981
 8/31/2011                  7,428                        7,307
 9/30/2011                  6,610                        6,573
10/31/2011                  7,249                        7,212
11/30/2011                  7,067                        6,879
12/31/2011                  6,905                        6,804
 1/31/2012                  7,322                        7,171
 2/29/2012                  7,677                        7,565
 3/31/2012                  7,664                        7,509
 4/30/2012                  7,516                        7,382
 5/31/2012                  6,684                        6,540
 6/30/2012                  7,127                        6,969
 7/31/2012                  7,148                        7,056
 8/31/2012                  7,390                        7,257
 9/30/2012                  7,610                        7,477
10/31/2012                  7,677                        7,530
11/30/2012                  7,832                        7,688
12/31/2012                  8,130                        7,920
 1/31/2013                  8,460                        8,310
 2/28/2013                  8,346                        8,227
 3/31/2013                  8,459                        8,292
 4/30/2013                  8,824                        8,670
 5/31/2013                  8,591                        8,476
 6/30/2013                  8,339                        8,158
 7/31/2013                  8,798                        8,592
 8/31/2013                  8,669                        8,482
 9/30/2013                  9,282                        9,081
10/31/2013                  9,584                        9,386
11/30/2013                  9,636                        9,443
12/31/2013                  9,813                        9,586
 1/31/2014                  9,374                        9,199
 2/28/2014                  9,926                        9,701
 3/31/2014                  9,898                        9,657
 4/30/2014                 10,060                        9,809
 5/31/2014                 10,200                        9,961
 6/30/2014                 10,341                       10,103
 7/31/2014                 10,102                        9,923
 8/31/2014                 10,146                        9,931
 9/30/2014                  9,714                        9,523
10/31/2014                  9,629                        9,371
11/30/2014                  9,656                        9,487
12/31/2014                  9,299                        9,171
 1/31/2015                  9,299                        9,139
 2/28/2015                  9,864                        9,685
 3/31/2015                  9,692                        9,523
 4/30/2015                 10,128                        9,935
 5/31/2015                 10,092                        9,849
 6/30/2015                  9,807                        9,569
 7/31/2015                  9,885                        9,721
 8/31/2015                  9,187                        9,013
 9/30/2015                  8,758                        8,558
10/31/2015                  9,331                        9,201
11/30/2015                  9,244                        9,055
12/31/2015                  9,033                        8,893
 1/31/2016                  8,534                        8,280
 2/29/2016                  8,295                        8,165
 3/31/2016                  8,873                        8,719
 4/30/2016                  9,109                        8,999
 5/31/2016                  9,058                        8,898
 6/30/2016                  8,846                        8,627
 7/31/2016                  9,218                        9,052
 8/31/2016                  9,269                        9,060
 9/30/2016                  9,394                        9,170
10/31/2016                  9,210                        8,992
11/30/2016                  9,082                        8,848
12/31/2016                  9,318                        9,137
 1/31/2017                  9,655                        9,409
 2/28/2017                  9,741                        9,517
 3/31/2017                 10,012                        9,759
 4/30/2017                 10,241                        9,967
 5/31/2017                 10,565                       10,299
 6/30/2017                 10,621                       10,308
 7/31/2017                 10,929                       10,615
 8/31/2017                 10,954                       10,613
 9/30/2017                 11,221                       10,888           Past performance is not predictive of
10/31/2017                 11,400                       11,037           future performance.
                                                                         The returns shown do not reflect the
                                                                         deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE        FIVE        TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR       YEARS      YEARS             redemption of fund shares.
          --------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                23.79%      8.23%      1.32%             rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                International Core Equity              MSCI World ex USA
                        Portfolio                    Index (net dividends)
                -------------------------           ----------------------
10/31/2007               $10,000                          $10,000
11/30/2007                 9,451                            9,609
12/31/2007                 9,206                            9,428
 1/31/2008                 8,512                            8,578
 2/29/2008                 8,525                            8,734
 3/31/2008                 8,565                            8,609
 4/30/2008                 8,919                            9,088
 5/31/2008                 9,066                            9,225
 6/30/2008                 8,223                            8,508
 7/31/2008                 7,897                            8,205
 8/31/2008                 7,598                            7,888
 9/30/2008                 6,629                            6,749
10/31/2008                 5,126                            5,345
11/30/2008                 4,817                            5,055
12/31/2008                 5,154                            5,322
 1/31/2009                 4,595                            4,825
 2/28/2009                 4,112                            4,337
 3/31/2009                 4,459                            4,623
 4/30/2009                 5,130                            5,219
 5/31/2009                 5,906                            5,879
 6/30/2009                 5,856                            5,818
 7/31/2009                 6,438                            6,364
 8/31/2009                 6,796                            6,669
 9/30/2009                 7,126                            6,944
10/31/2009                 6,911                            6,833
11/30/2009                 7,094                            7,002
12/31/2009                 7,179                            7,113
 1/31/2010                 6,875                            6,780
 2/28/2010                 6,882                            6,773
 3/31/2010                 7,396                            7,209
 4/30/2010                 7,360                            7,102
 5/31/2010                 6,495                            6,318
 6/30/2010                 6,387                            6,227
 7/31/2010                 7,062                            6,802
 8/31/2010                 6,775                            6,599
 9/30/2010                 7,499                            7,232
10/31/2010                 7,773                            7,489
11/30/2010                 7,463                            7,172
12/31/2010                 8,178                            7,750
 1/31/2011                 8,388                            7,917
 2/28/2011                 8,672                            8,210
 3/31/2011                 8,520                            8,046
 4/30/2011                 8,978                            8,484
 5/31/2011                 8,702                            8,232
 6/30/2011                 8,548                            8,115
 7/31/2011                 8,356                            7,981
 8/31/2011                 7,618                            7,307
 9/30/2011                 6,730                            6,573
10/31/2011                 7,346                            7,212
11/30/2011                 7,123                            6,879
12/31/2011                 6,942                            6,804
 1/31/2012                 7,452                            7,171
 2/29/2012                 7,834                            7,565
 3/31/2012                 7,833                            7,509
 4/30/2012                 7,660                            7,382
 5/31/2012                 6,744                            6,540
 6/30/2012                 7,157                            6,969
 7/31/2012                 7,150                            7,056
 8/31/2012                 7,402                            7,257
 9/30/2012                 7,665                            7,477
10/31/2012                 7,749                            7,530
11/30/2012                 7,880                            7,688
12/31/2012                 8,243                            7,920
 1/31/2013                 8,598                            8,310
 2/28/2013                 8,506                            8,227
 3/31/2013                 8,608                            8,292
 4/30/2013                 8,941                            8,670
 5/31/2013                 8,740                            8,476
 6/30/2013                 8,473                            8,158
 7/31/2013                 9,000                            8,592
 8/31/2013                 8,905                            8,482
 9/30/2013                 9,587                            9,081
10/31/2013                 9,918                            9,386
11/30/2013                 9,965                            9,443
12/31/2013                10,174                            9,586
 1/31/2014                 9,832                            9,199
 2/28/2014                10,412                            9,701
 3/31/2014                10,390                            9,657
 4/30/2014                10,510                            9,809
 5/31/2014                10,622                            9,961
 6/30/2014                10,788                           10,103
 7/31/2014                10,497                            9,923
 8/31/2014                10,537                            9,931
 9/30/2014                10,010                            9,523
10/31/2014                 9,863                            9,371
11/30/2014                 9,839                            9,487
12/31/2014                 9,565                            9,171
 1/31/2015                 9,533                            9,139
 2/28/2015                10,146                            9,685
 3/31/2015                 9,960                            9,523
 4/30/2015                10,451                            9,935
 5/31/2015                10,467                            9,849
 6/30/2015                10,219                            9,569
 7/31/2015                10,227                            9,721
 8/31/2015                 9,597                            9,013
 9/30/2015                 9,180                            8,558
10/31/2015                 9,755                            9,201
11/30/2015                 9,713                            9,055
12/31/2015                 9,545                            8,893
 1/31/2016                 8,958                            8,280
 2/29/2016                 8,774                            8,165
 3/31/2016                 9,459                            8,719
 4/30/2016                 9,728                            8,999
 5/31/2016                 9,694                            8,898
 6/30/2016                 9,372                            8,627
 7/31/2016                 9,850                            9,052
 8/31/2016                 9,901                            9,060
 9/30/2016                10,093                            9,170
10/31/2016                 9,913                            8,992
11/30/2016                 9,793                            8,848
12/31/2016                10,055                            9,137
 1/31/2017                10,460                            9,409
 2/28/2017                10,555                            9,517
 3/31/2017                10,812                            9,759
 4/30/2017                11,097                            9,967
 5/31/2017                11,408                           10,299
 6/30/2017                11,502                           10,308
 7/31/2017                11,912                           10,615             Past performance is not predictive of
 8/31/2017                11,965                           10,613             future performance.
 9/30/2017                12,299                           10,888             The returns shown do not reflect the
10/31/2017                12,492                           11,037             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE          TEN                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS        YEARS               redemption of fund shares.
          ------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                26.02%       10.02%       2.25%               rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANY PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                  International Small Company        MSCI World ex USA Small
                           Portfolio                Cap Index (net dividends)
                  ---------------------------      --------------------------
 10/31/2007                  $10,000                        $10,000
 11/30/2007                    9,269                          9,178
 12/31/2007                    8,960                          8,909
  1/31/2008                    8,278                          8,045
  2/29/2008                    8,488                          8,427
  3/31/2008                    8,499                          8,334
  4/30/2008                    8,680                          8,537
  5/31/2008                    8,910                          8,710
  6/30/2008                    8,250                          8,037
  7/31/2008                    7,853                          7,632
  8/31/2008                    7,543                          7,350
  9/30/2008                    6,400                          6,057
 10/31/2008                    4,901                          4,562
 11/30/2008                    4,648                          4,341
 12/31/2008                    5,029                          4,630
  1/31/2009                    4,632                          4,361
  2/28/2009                    4,210                          3,963
  3/31/2009                    4,488                          4,217
  4/30/2009                    5,083                          4,867
  5/31/2009                    5,840                          5,588
  6/30/2009                    5,902                          5,655
  7/31/2009                    6,344                          6,109
  8/31/2009                    6,747                          6,580
  9/30/2009                    7,106                          6,950
 10/31/2009                    6,976                          6,843
 11/30/2009                    7,071                          6,896
 12/31/2009                    7,139                          6,983
  1/31/2010                    7,029                          6,891
  2/28/2010                    7,019                          6,852
  3/31/2010                    7,520                          7,361
  4/30/2010                    7,636                          7,507
  5/31/2010                    6,732                          6,605
  6/30/2010                    6,716                          6,543
  7/31/2010                    7,330                          7,104
  8/31/2010                    7,112                          6,919
  9/30/2010                    7,894                          7,704
 10/31/2010                    8,204                          8,022
 11/30/2010                    7,975                          7,812
 12/31/2010                    8,846                          8,695
  1/31/2011                    8,955                          8,740
  2/28/2011                    9,227                          8,989
  3/31/2011                    9,213                          8,981
  4/30/2011                    9,651                          9,426
  5/31/2011                    9,383                          9,165
  6/30/2011                    9,193                          8,967
  7/31/2011                    9,104                          8,918
  8/31/2011                    8,391                          8,213
  9/30/2011                    7,399                          7,270
 10/31/2011                    7,964                          7,860
 11/30/2011                    7,713                          7,466
 12/31/2011                    7,489                          7,320
  1/31/2012                    8,127                          7,925
  2/29/2012                    8,538                          8,374
  3/31/2012                    8,571                          8,318
  4/30/2012                    8,469                          8,275
  5/31/2012                    7,483                          7,303
  6/30/2012                    7,776                          7,555
  7/31/2012                    7,754                          7,613
  8/31/2012                    8,023                          7,832
  9/30/2012                    8,357                          8,203
 10/31/2012                    8,412                          8,243
 11/30/2012                    8,484                          8,285
 12/31/2012                    8,901                          8,600
  1/31/2013                    9,292                          9,014
  2/28/2013                    9,286                          9,046
  3/31/2013                    9,455                          9,222
  4/30/2013                    9,706                          9,490
  5/31/2013                    9,494                          9,267
  6/30/2013                    9,242                          8,901
  7/31/2013                    9,854                          9,457
  8/31/2013                    9,820                          9,440
  9/30/2013                   10,629                         10,233
 10/31/2013                   10,991                         10,535
 11/30/2013                   11,042                         10,549
 12/31/2013                   11,344                         10,797
  1/31/2014                   11,143                         10,610
  2/28/2014                   11,840                         11,212
  3/31/2014                   11,822                         11,170
  4/30/2014                   11,828                         11,135
  5/31/2014                   11,904                         11,275
  6/30/2014                   12,125                         11,531
  7/31/2014                   11,739                         11,232
  8/31/2014                   11,816                         11,260
  9/30/2014                   11,098                         10,577
 10/31/2014                   10,871                         10,310
 11/30/2014                   10,764                         10,299
 12/31/2014                   10,629                         10,220
  1/31/2015                   10,541                         10,129
  2/28/2015                   11,217                         10,778
  3/31/2015                   11,042                         10,632
  4/30/2015                   11,662                         11,173
  5/31/2015                   11,799                         11,240
  6/30/2015                   11,620                         11,074
  7/31/2015                   11,545                         11,058
  8/31/2015                   11,060                         10,565
  9/30/2015                   10,693                         10,185
 10/31/2015                   11,230                         10,790
 11/30/2015                   11,242                         10,766
 12/31/2015                   11,257                         10,778
  1/31/2016                   10,525                          9,958
  2/29/2016                   10,459                         10,011
  3/31/2016                   11,300                         10,843
  4/30/2016                   11,563                         11,185
  5/31/2016                   11,629                         11,199
  6/30/2016                   11,172                         10,704
  7/31/2016                   11,817                         11,340
  8/31/2016                   11,810                         11,245
  9/30/2016                   12,159                         11,560
 10/31/2016                   11,839                         11,217
 11/30/2016                   11,626                         10,940
 12/31/2016                   11,910                         11,243
  1/31/2017                   12,407                         11,648
  2/28/2017                   12,607                         11,872
  3/31/2017                   12,910                         12,099
  4/30/2017                   13,331                         12,527
  5/31/2017                   13,724                         12,938
  6/30/2017                   13,862                         12,980
  7/31/2017                   14,347                         13,437              Past performance is not predictive of
  8/31/2017                   14,424                         13,550              future performance.
  9/30/2017                   14,829                         13,922              The returns shown do not reflect the
 10/31/2017                   14,982                         14,118              deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE          TEN                would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS        YEARS               redemption of fund shares.
           --------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                  26.54%        12.24%       4.13%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
GLOBAL SMALL COMPANY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD SMALL CAP INDEX (NET DIVIDENDS)
JANUARY 18, 2017-OCTOBER 31, 2017

                                      [CHART]


                     Global Small           MSCI All Country World
                  Company Portfolio    Small Cap Index (net dividends)
                 ------------------    -------------------------------
       1/18/17        $10,000                     $10,000
       1/31/17         10,100                      10,072
       2/28/17         10,280                      10,318
       3/31/17         10,400                      10,415
       4/30/17         10,570                      10,614
       5/31/17         10,550                      10,682
       6/30/17         10,740                      10,839
       7/31/17         10,970                      11,100
       8/31/17         10,890                      11,119
       9/30/17         11,380                      11,508
      10/31/17         11,530                      11,701
                                                                          Past performance is not predictive of
                                                                          future performance.
                                                                          The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
            AVERAGE ANNUAL                          SINCE                 would pay on fund distributions or the
            TOTAL RETURN                          INCEPTION               redemption of fund shares.
            ------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                                   15.30%                 rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JAPANESE SMALL COMPANY PORTFOLIO VS.
MSCI JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                  Japanese Small Company          MSCI Japan Small Cap
                         Portfolio                Index (net dividends)
              -------------------------------     ---------------------
10/31/2007                $10,000                       $10,000
11/30/2007                  9,767                         9,580
12/31/2007                  9,150                         9,006
 1/31/2008                  8,897                         8,564
 2/29/2008                  8,821                         8,658
 3/31/2008                  8,994                         8,661
 4/30/2008                  9,058                         8,768
 5/31/2008                  9,388                         9,039
 6/30/2008                  8,942                         8,484
 7/31/2008                  8,693                         8,206
 8/31/2008                  8,212                         7,843
 9/30/2008                  7,673                         7,077
10/31/2008                  7,114                         6,330
11/30/2008                  7,298                         6,589
12/31/2008                  8,041                         7,102
 1/31/2009                  7,489                         6,730
 2/28/2009                  6,511                         5,845
 3/31/2009                  6,812                         6,051
 4/30/2009                  7,083                         6,361
 5/31/2009                  7,954                         7,139
 6/30/2009                  8,480                         7,593
 7/31/2009                  8,656                         7,784
 8/31/2009                  9,110                         8,220
 9/30/2009                  9,012                         8,187
10/31/2009                  8,685                         7,888
11/30/2009                  8,333                         7,606
12/31/2009                  8,298                         7,464
 1/31/2010                  8,408                         7,625
 2/28/2010                  8,567                         7,770
 3/31/2010                  9,003                         8,123
 4/30/2010                  9,265                         8,343
 5/31/2010                  8,489                         7,764
 6/30/2010                  8,620                         7,799
 7/31/2010                  8,768                         7,893
 8/31/2010                  8,528                         7,726
 9/30/2010                  8,904                         8,042
10/31/2010                  8,713                         7,976
11/30/2010                  8,929                         8,131
12/31/2010                  9,751                         8,952
 1/31/2011                  9,968                         9,058
 2/28/2011                 10,427                         9,423
 3/31/2011                  9,776                         8,841
 4/30/2011                  9,726                         8,849
 5/31/2011                  9,565                         8,718
 6/30/2011                 10,040                         9,042
 7/31/2011                 10,404                         9,418
 8/31/2011                 10,122                         9,033
 9/30/2011                 10,067                         9,041
10/31/2011                  9,547                         8,708
11/30/2011                  9,703                         8,472
12/31/2011                  9,652                         8,604
 1/31/2012                 10,259                         8,957
 2/29/2012                 10,271                         9,054
 3/31/2012                 10,562                         9,296
 4/30/2012                 10,341                         9,161
 5/31/2012                  9,475                         8,401
 6/30/2012                  9,977                         8,759
 7/31/2012                  9,639                         8,622
 8/31/2012                  9,639                         8,573
 9/30/2012                  9,777                         8,810
10/31/2012                  9,566                         8,619
11/30/2012                  9,700                         8,679
12/31/2012                 10,054                         8,949
 1/31/2013                 10,369                         9,284
 2/28/2013                 10,620                         9,599
 3/31/2013                 11,431                        10,374
 4/30/2013                 12,036                        11,056
 5/31/2013                 11,052                        10,180
 6/30/2013                 11,148                        10,152
 7/31/2013                 11,412                        10,318
 8/31/2013                 11,155                        10,178
 9/30/2013                 12,410                        11,337
10/31/2013                 12,442                        11,291
11/30/2013                 12,345                        11,216
12/31/2013                 12,433                        11,306
 1/31/2014                 12,300                        11,273
 2/28/2014                 12,247                        11,023
 3/31/2014                 12,307                        11,051
 4/30/2014                 12,121                        10,846
 5/31/2014                 12,433                        11,202
 6/30/2014                 13,308                        11,995
 7/31/2014                 13,222                        12,059
 8/31/2014                 13,348                        11,973
 9/30/2014                 12,930                        11,573
10/31/2014                 12,691                        11,263
11/30/2014                 12,214                        11,136
12/31/2014                 12,317                        11,253
 1/31/2015                 12,613                        11,630
 2/28/2015                 13,132                        12,049
 3/31/2015                 13,294                        12,282
 4/30/2015                 13,617                        12,512
 5/31/2015                 13,752                        12,660
 6/30/2015                 14,035                        12,844
 7/31/2015                 13,947                        12,795
 8/31/2015                 13,516                        12,357
 9/30/2015                 13,105                        11,913
10/31/2015                 13,786                        12,708
11/30/2015                 14,089                        12,870
12/31/2015                 14,040                        12,977
 1/31/2016                 13,329                        12,151
 2/29/2016                 12,858                        12,025
 3/31/2016                 13,698                        12,775
 4/30/2016                 13,869                        13,331
 5/31/2016                 14,218                        13,335
 6/30/2016                 14,149                        13,255
 7/31/2016                 14,908                        13,966
 8/31/2016                 14,559                        13,472
 9/30/2016                 15,434                        14,198
10/31/2016                 15,721                        14,387
11/30/2016                 15,215                        13,711
12/31/2016                 15,326                        13,959
 1/31/2017                 15,995                        14,486
 2/28/2017                 16,538                        14,931
 3/31/2017                 16,615                        14,904
 4/30/2017                 16,803                        15,159
 5/31/2017                 17,430                        15,716
 6/30/2017                 17,820                        15,864
 7/31/2017                 18,377                        16,287
 8/31/2017                 18,774                        16,590
 9/30/2017                 19,192                        16,853
10/31/2017                 19,896                        17,430            Past performance is not predictive of
                                                                           future performance.
                                                                           The returns shown do not reflect the
                                                                           deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS             redemption of fund shares.
          ----------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                26.56%       15.77%      7.12%             rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
ASIA PACIFIC SMALL COMPANY PORTFOLIO VS.
MSCI PACIFIC EX JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                        Asia Pacific Small      MSCI Pacific ex Japan Small Cap
                        Company Portfolio           Index (net dividends)
              -------------------------------  --------------------------------
10/31/2007                  $10,000                        $10,000
11/30/2007                    9,337                          9,197
12/31/2007                    9,174                          9,070
 1/31/2008                    8,250                          7,855
 2/29/2008                    8,500                          8,321
 3/31/2008                    8,087                          7,796
 4/30/2008                    8,649                          8,318
 5/31/2008                    9,026                          8,408
 6/30/2008                    8,134                          7,467
 7/31/2008                    7,653                          7,124
 8/31/2008                    7,115                          6,545
 9/30/2008                    5,893                          5,267
10/31/2008                    3,931                          3,407
11/30/2008                    3,554                          3,035
12/31/2008                    3,941                          3,388
 1/31/2009                    3,454                          3,015
 2/28/2009                    3,263                          2,827
 3/31/2009                    3,769                          3,233
 4/30/2009                    4,331                          3,811
 5/31/2009                    5,450                          4,725
 6/30/2009                    5,489                          4,858
 7/31/2009                    6,280                          5,560
 8/31/2009                    6,567                          5,846
 9/30/2009                    7,076                          6,335
10/31/2009                    7,231                          6,487
11/30/2009                    7,568                          6,674
12/31/2009                    7,766                          6,940
 1/31/2010                    7,343                          6,496
 2/28/2010                    7,471                          6,578
 3/31/2010                    8,085                          7,120
 4/30/2010                    8,192                          7,319
 5/31/2010                    7,057                          6,214
 6/30/2010                    6,968                          6,179
 7/31/2010                    7,739                          6,807
 8/31/2010                    7,728                          6,792
 9/30/2010                    8,901                          7,812
10/31/2010                    9,281                          8,159
11/30/2010                    9,154                          8,050
12/31/2010                   10,050                          8,862
 1/31/2011                    9,832                          8,604
 2/28/2011                    9,892                          8,651
 3/31/2011                   10,100                          8,917
 4/30/2011                   10,524                          9,278
 5/31/2011                   10,212                          9,065
 6/30/2011                    9,865                          8,743
 7/31/2011                   10,025                          8,872
 8/31/2011                    9,323                          8,255
 9/30/2011                    7,583                          6,754
10/31/2011                    8,762                          7,860
11/30/2011                    8,526                          7,324
12/31/2011                    8,027                          7,090
 1/31/2012                    8,855                          7,826
 2/29/2012                    9,524                          8,434
 3/31/2012                    9,381                          8,170
 4/30/2012                    9,342                          8,214
 5/31/2012                    8,175                          7,148
 6/30/2012                    8,344                          7,248
 7/31/2012                    8,465                          7,486
 8/31/2012                    8,746                          7,606
 9/30/2012                    9,177                          8,011
10/31/2012                    9,383                          8,176
11/30/2012                    9,512                          8,257
12/31/2012                    9,955                          8,464
 1/31/2013                   10,452                          8,912
 2/28/2013                   10,494                          9,018
 3/31/2013                   10,540                          9,041
 4/30/2013                   10,360                          8,969
 5/31/2013                    9,588                          8,309
 6/30/2013                    8,911                          7,598
 7/31/2013                    9,346                          7,902
 8/31/2013                    9,417                          7,971
 9/30/2013                   10,076                          8,584
10/31/2013                   10,364                          8,734
11/30/2013                    9,997                          8,365
12/31/2013                   10,119                          8,405
 1/31/2014                    9,640                          8,016
 2/28/2014                   10,193                          8,447
 3/31/2014                   10,342                          8,603
 4/30/2014                   10,363                          8,659
 5/31/2014                   10,372                          8,730
 6/30/2014                   10,446                          8,777
 7/31/2014                   10,664                          8,968
 8/31/2014                   10,829                          9,037
 9/30/2014                    9,828                          8,207
10/31/2014                    9,967                          8,304
11/30/2014                    9,571                          8,041
12/31/2014                    9,289                          7,839
 1/31/2015                    9,069                          7,685
 2/28/2015                    9,510                          8,058
 3/31/2015                    9,372                          7,912
 4/30/2015                   10,125                          8,366
 5/31/2015                   10,235                          8,325
 6/30/2015                    9,510                          7,726
 7/31/2015                    9,046                          7,377
 8/31/2015                    8,270                          6,690
 9/30/2015                    8,150                          6,551
10/31/2015                    8,752                          7,086
11/30/2015                    8,720                          7,027
12/31/2015                    8,959                          7,146
 1/31/2016                    8,309                          6,525
 2/29/2016                    8,428                          6,685
 3/31/2016                    9,432                          7,457
 4/30/2016                    9,556                          7,590
 5/31/2016                    9,451                          7,464
 6/30/2016                    9,604                          7,515
 7/31/2016                   10,264                          8,070
 8/31/2016                   10,187                          8,010
 9/30/2016                   10,489                          8,178
10/31/2016                   10,168                          7,834
11/30/2016                    9,968                          7,708
12/31/2016                    9,855                          7,681
 1/31/2017                   10,301                          7,929
 2/28/2017                   10,589                          8,155
 3/31/2017                   10,768                          8,275
 4/30/2017                   10,658                          8,242
 5/31/2017                   10,643                          8,293
 6/30/2017                   11,040                          8,549
 7/31/2017                   11,388                          8,759
 8/31/2017                   11,507                          8,859
 9/30/2017                   11,507                          8,913
10/31/2017                   11,765                          9,146                 Past performance is not predictive of
                                                                                   future performance.
                                                                                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE          TEN                  would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS        YEARS                 redemption of fund shares.
           ---------------------------------------------------------------         MSCI data copyright MSCI 2017, all
                                  15.70%        4.63%        1.64%                 rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNITED KINGDOM SMALL COMPANY PORTFOLIO VS.
MSCI UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                  [CHART]


               United Kingdom Small Company        MSCI UK Small Cap
                        Portfolio                 Index (net dividends)
              ------------------------------     -----------------------
10/31/2007                $10,000                        $10,000
11/30/2007                  8,839                          8,843
12/31/2007                  8,371                          8,399
 1/31/2008                  7,805                          7,723
 2/29/2008                  7,915                          7,985
 3/31/2008                  7,883                          7,884
 4/30/2008                  8,014                          8,031
 5/31/2008                  8,035                          8,069
 6/30/2008                  7,393                          7,517
 7/31/2008                  7,130                          7,217
 8/31/2008                  7,010                          7,029
 9/30/2008                  5,926                          5,736
10/31/2008                  4,334                          4,145
11/30/2008                  4,024                          3,760
12/31/2008                  3,932                          3,665
 1/31/2009                  3,837                          3,645
 2/28/2009                  3,678                          3,524
 3/31/2009                  3,835                          3,728
 4/30/2009                  4,638                          4,585
 5/31/2009                  5,111                          5,069
 6/30/2009                  5,133                          5,105
 7/31/2009                  5,577                          5,574
 8/31/2009                  6,009                          6,112
 9/30/2009                  6,184                          6,253
10/31/2009                  6,190                          6,262
11/30/2009                  6,168                          6,197
12/31/2009                  6,295                          6,350
 1/31/2010                  6,232                          6,320
 2/28/2010                  6,018                          6,037
 3/31/2010                  6,519                          6,569
 4/30/2010                  6,756                          6,832
 5/31/2010                  5,989                          6,010
 6/30/2010                  6,102                          6,036
 7/31/2010                  6,924                          6,762
 8/31/2010                  6,666                          6,579
 9/30/2010                  7,376                          7,304
10/31/2010                  7,760                          7,615
11/30/2010                  7,376                          7,298
12/31/2010                  8,125                          8,061
 1/31/2011                  8,242                          8,139
 2/28/2011                  8,487                          8,354
 3/31/2011                  8,325                          8,210
 4/30/2011                  9,061                          8,962
 5/31/2011                  9,002                          8,849
 6/30/2011                  8,715                          8,551
 7/31/2011                  8,653                          8,527
 8/31/2011                  7,787                          7,657
 9/30/2011                  6,999                          6,850
10/31/2011                  7,738                          7,598
11/30/2011                  7,500                          7,303
12/31/2011                  7,264                          7,060
 1/31/2012                  7,903                          7,776
 2/29/2012                  8,549                          8,498
 3/31/2012                  8,729                          8,526
 4/30/2012                  8,877                          8,671
 5/31/2012                  7,874                          7,597
 6/30/2012                  8,257                          7,959
 7/31/2012                  8,394                          8,103
 8/31/2012                  8,850                          8,532
 9/30/2012                  9,303                          8,988
10/31/2012                  9,504                          9,174
11/30/2012                  9,562                          9,177
12/31/2012                 10,085                          9,599
 1/31/2013                 10,261                          9,852
 2/28/2013                 10,351                          9,907
 3/31/2013                 10,657                         10,174
 4/30/2013                 10,924                         10,428
 5/31/2013                 11,020                         10,569
 6/30/2013                 10,778                         10,188
 7/31/2013                 11,685                         11,037
 8/31/2013                 11,765                         11,188
 9/30/2013                 12,556                         12,028
10/31/2013                 13,003                         12,451
11/30/2013                 13,295                         12,744
12/31/2013                 14,024                         13,360
 1/31/2014                 13,689                         13,076
 2/28/2014                 14,912                         14,344
 3/31/2014                 14,450                         13,827
 4/30/2014                 14,208                         13,496
 5/31/2014                 14,190                         13,522
 6/30/2014                 14,174                         13,490
 7/31/2014                 13,728                         13,109
 8/31/2014                 13,931                         13,247
 9/30/2014                 13,135                         12,469
10/31/2014                 13,099                         12,390
11/30/2014                 12,996                         12,394
12/31/2014                 13,202                         12,598
 1/31/2015                 12,899                         12,255
 2/28/2015                 14,107                         13,465
 3/31/2015                 13,370                         12,845
 4/30/2015                 14,211                         13,669
 5/31/2015                 14,921                         14,296
 6/30/2015                 14,876                         14,314
 7/31/2015                 14,904                         14,416
 8/31/2015                 14,271                         13,849
 9/30/2015                 13,837                         13,338
10/31/2015                 14,334                         13,929
11/30/2015                 14,310                         13,816
12/31/2015                 14,150                         13,669
 1/31/2016                 13,026                         12,342
 2/29/2016                 12,789                         12,213
 3/31/2016                 13,552                         13,074
 4/30/2016                 13,618                         13,249
 5/31/2016                 13,831                         13,631
 6/30/2016                 12,084                         11,693
 7/31/2016                 12,736                         12,366
 8/31/2016                 13,005                         12,573
 9/30/2016                 13,018                         12,680
10/31/2016                 12,011                         11,716
11/30/2016                 12,294                         11,978
12/31/2016                 12,529                         12,240
 1/31/2017                 12,926                         12,519
 2/28/2017                 13,118                         12,812
 3/31/2017                 13,452                         13,017
 4/30/2017                 14,467                         14,061
 5/31/2017                 14,621                         14,345
 6/30/2017                 14,326                         14,021
 7/31/2017                 14,883                         14,633
 8/31/2017                 14,609                         14,469
 9/30/2017                 15,367                         15,202            Past performance is not predictive of
10/31/2017                 15,528                         15,480            future performance.
                                                                            The returns shown do not reflect the
                                                                            deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE          TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS        YEARS             redemption of fund shares.
          -----------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                29.28%       10.32%       4.50%             rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
CONTINENTAL SMALL COMPANY PORTFOLIO VS.
MSCI EUROPE EX UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                 Continental Small Company           MSCI Europe ex UK
                         Portfolio             Small Cap Index (net dividends)
                 -------------------------    --------------------------------
10/31/2007                   $10,000                         $10,000
11/30/2007                     9,258                           9,285
12/31/2007                     9,073                           9,096
 1/31/2008                     8,208                           8,001
 2/29/2008                     8,558                           8,485
 3/31/2008                     8,828                           8,658
 4/30/2008                     8,929                           8,806
 5/31/2008                     9,098                           8,943
 6/30/2008                     8,328                           8,116
 7/31/2008                     7,886                           7,655
 8/31/2008                     7,667                           7,446
 9/30/2008                     6,330                           5,905
10/31/2008                     4,640                           4,243
11/30/2008                     4,276                           3,891
12/31/2008                     4,722                           4,251
 1/31/2009                     4,185                           3,869
 2/28/2009                     3,822                           3,529
 3/31/2009                     4,096                           3,802
 4/30/2009                     4,763                           4,593
 5/31/2009                     5,456                           5,278
 6/30/2009                     5,386                           5,211
 7/31/2009                     5,813                           5,679
 8/31/2009                     6,297                           6,261
 9/30/2009                     6,835                           6,861
10/31/2009                     6,640                           6,674
11/30/2009                     6,839                           6,811
12/31/2009                     6,815                           6,842
 1/31/2010                     6,700                           6,751
 2/28/2010                     6,558                           6,559
 3/31/2010                     7,042                           7,091
 4/30/2010                     6,975                           7,046
 5/31/2010                     5,981                           5,956
 6/30/2010                     5,939                           5,867
 7/31/2010                     6,651                           6,570
 8/31/2010                     6,344                           6,258
 9/30/2010                     7,221                           7,223
10/31/2010                     7,626                           7,687
11/30/2010                     7,032                           7,104
12/31/2010                     7,945                           8,099
 1/31/2011                     8,167                           8,282
 2/28/2011                     8,303                           8,422
 3/31/2011                     8,584                           8,707
 4/30/2011                     9,159                           9,315
 5/31/2011                     8,846                           8,960
 6/30/2011                     8,559                           8,670
 7/31/2011                     8,072                           8,144
 8/31/2011                     7,244                           7,293
 9/30/2011                     6,147                           6,198
10/31/2011                     6,780                           6,877
11/30/2011                     6,327                           6,339
12/31/2011                     6,080                           6,124
 1/31/2012                     6,655                           6,731
 2/29/2012                     7,077                           7,248
 3/31/2012                     7,091                           7,189
 4/30/2012                     6,924                           7,069
 5/31/2012                     5,977                           6,100
 6/30/2012                     6,234                           6,400
 7/31/2012                     6,172                           6,378
 8/31/2012                     6,447                           6,656
 9/30/2012                     6,787                           7,014
10/31/2012                     6,905                           7,135
11/30/2012                     6,991                           7,244
12/31/2012                     7,413                           7,635
 1/31/2013                     7,973                           8,256
 2/28/2013                     7,891                           8,231
 3/31/2013                     7,714                           8,020
 4/30/2013                     8,025                           8,331
 5/31/2013                     8,174                           8,520
 6/30/2013                     7,901                           8,141
 7/31/2013                     8,586                           8,881
 8/31/2013                     8,596                           8,865
 9/30/2013                     9,343                           9,623
10/31/2013                     9,874                          10,202
11/30/2013                    10,050                          10,384
12/31/2013                    10,329                          10,653
 1/31/2014                    10,265                          10,565
 2/28/2014                    11,164                          11,488
 3/31/2014                    11,218                          11,498
 4/30/2014                    11,320                          11,546
 5/31/2014                    11,364                          11,676
 6/30/2014                    11,263                          11,562
 7/31/2014                    10,599                          10,880
 8/31/2014                    10,470                          10,793
 9/30/2014                     9,907                          10,198
10/31/2014                     9,609                           9,865
11/30/2014                     9,838                          10,154
12/31/2014                     9,525                           9,911
 1/31/2015                     9,585                           9,934
 2/28/2015                    10,242                          10,667
 3/31/2015                    10,193                          10,560
 4/30/2015                    10,735                          11,124
 5/31/2015                    10,745                          11,051
 6/30/2015                    10,514                          10,789
 7/31/2015                    10,807                          11,190
 8/31/2015                    10,398                          10,757
 9/30/2015                    10,028                          10,393
10/31/2015                    10,509                          10,988
11/30/2015                    10,489                          10,959
12/31/2015                    10,616                          11,121
 1/31/2016                     9,895                          10,242
 2/29/2016                     9,875                          10,278
 3/31/2016                    10,714                          11,199
 4/30/2016                    10,932                          11,339
 5/31/2016                    10,953                          11,388
 6/30/2016                    10,352                          10,648
 7/31/2016                    11,029                          11,339
 8/31/2016                    11,169                          11,436
 9/30/2016                    11,444                          11,710
10/31/2016                    11,108                          11,275
11/30/2016                    10,689                          10,816
12/31/2016                    11,239                          11,388
 1/31/2017                    11,732                          11,833
 2/28/2017                    11,851                          11,968
 3/31/2017                    12,360                          12,465
 4/30/2017                    13,117                          13,232
 5/31/2017                    13,839                          13,945
 6/30/2017                    13,839                          13,876
 7/31/2017                    14,364                          14,505
 8/31/2017                    14,395                          14,629
 9/30/2017                    14,876                          15,129              Past performance is not predictive of
10/31/2017                    14,849                          15,134              future performance.
                                                                                  The returns shown do not reflect the
                                                                                  deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE           TEN                would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS         YEARS               redemption of fund shares.
           ---------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                  33.68%        16.55%        4.03%               rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO VS.
           S&P GLOBAL EX U.S. REIT INDEX (NET DIVIDENDS)
           OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                     DFA International
                  Real Estate Securities               S&P Global ex U.S.
                         Portfolio                 REIT Index (net dividends)
                --------------------------        ----------------------------
10/31/2007                $10,000                          $10,000
11/30/2007                  9,267                            9,204
12/31/2007                  8,809                            8,841
 1/31/2008                  8,449                            8,322
 2/29/2008                  8,408                            8,425
 3/31/2008                  8,428                            8,344
 4/30/2008                  8,480                            8,492
 5/31/2008                  8,160                            8,145
 6/30/2008                  7,296                            7,323
 7/31/2008                  7,066                            7,124
 8/31/2008                  6,825                            6,916
 9/30/2008                  6,324                            6,213
10/31/2008                  4,369                            4,427
11/30/2008                  4,066                            4,131
12/31/2008                  4,235                            4,257
 1/31/2009                  3,793                            3,851
 2/28/2009                  3,287                            3,350
 3/31/2009                  3,513                            3,548
 4/30/2009                  3,869                            3,954
 5/31/2009                  4,386                            4,394
 6/30/2009                  4,483                            4,498
 7/31/2009                  4,882                            4,900
 8/31/2009                  5,421                            5,497
 9/30/2009                  5,765                            5,870
10/31/2009                  5,647                            5,778
11/30/2009                  5,712                            5,782
12/31/2009                  5,803                            5,881
 1/31/2010                  5,586                            5,690
 2/28/2010                  5,610                            5,668
 3/31/2010                  5,803                            5,865
 4/30/2010                  5,851                            5,934
 5/31/2010                  5,237                            5,282
 6/30/2010                  5,249                            5,303
 7/31/2010                  5,863                            5,880
 8/31/2010                  5,875                            5,897
 9/30/2010                  6,441                            6,463
10/31/2010                  6,718                            6,727
11/30/2010                  6,296                            6,314
12/31/2010                  6,853                            6,875
 1/31/2011                  6,880                            6,874
 2/28/2011                  7,166                            7,151
 3/31/2011                  7,180                            7,169
 4/30/2011                  7,631                            7,614
 5/31/2011                  7,590                            7,572
 6/30/2011                  7,535                            7,498
 7/31/2011                  7,412                            7,391
 8/31/2011                  7,112                            7,085
 9/30/2011                  6,197                            6,212
10/31/2011                  6,689                            6,722
11/30/2011                  6,552                            6,445
12/31/2011                  6,321                            6,283
 1/31/2012                  6,754                            6,690
 2/29/2012                  6,985                            6,959
 3/31/2012                  7,072                            6,985
 4/30/2012                  7,216                            7,153
 5/31/2012                  6,798                            6,687
 6/30/2012                  7,245                            7,144
 7/31/2012                  7,577                            7,532
 8/31/2012                  7,692                            7,603
 9/30/2012                  7,866                            7,805
10/31/2012                  8,183                            8,093
11/30/2012                  8,241                            8,149
12/31/2012                  8,433                            8,289
 1/31/2013                  8,564                            8,502
 2/28/2013                  8,629                            8,578
 3/31/2013                  8,972                            8,904
 4/30/2013                  9,445                            9,371
 5/31/2013                  8,580                            8,525
 6/30/2013                  8,270                            8,165
 7/31/2013                  8,303                            8,182
 8/31/2013                  7,993                            7,895
 9/30/2013                  8,678                            8,571
10/31/2013                  8,939                            8,825
11/30/2013                  8,662                            8,551
12/31/2013                  8,625                            8,485
 1/31/2014                  8,470                            8,332
 2/28/2014                  8,969                            8,794
 3/31/2014                  8,951                            8,762
 4/30/2014                  9,329                            9,112
 5/31/2014                  9,604                            9,385
 6/30/2014                  9,810                            9,623
 7/31/2014                  9,793                            9,639
 8/31/2014                  9,965                            9,798
 9/30/2014                  9,312                            9,140
10/31/2014                  9,673                            9,426
11/30/2014                  9,707                            9,518
12/31/2014                  9,583                            9,413
 1/31/2015                  9,948                            9,726
 2/28/2015                 10,113                            9,902
 3/31/2015                  9,839                            9,617
 4/30/2015                 10,058                            9,829
 5/31/2015                  9,784                            9,555
 6/30/2015                  9,564                            9,314
 7/31/2015                  9,637                            9,416
 8/31/2015                  9,107                            8,886
 9/30/2015                  9,180                            8,914
10/31/2015                  9,637                            9,430
11/30/2015                  9,345                            9,133
12/31/2015                  9,236                            9,080
 1/31/2016                  9,087                            8,833
 2/29/2016                  9,273                            9,122
 3/31/2016                 10,036                            9,861
 4/30/2016                 10,371                           10,203
 5/31/2016                 10,092                            9,903
 6/30/2016                 10,222                            9,990
 7/31/2016                 10,688                           10,469
 8/31/2016                 10,427                           10,233
 9/30/2016                 10,427                           10,217
10/31/2016                  9,738                            9,551
11/30/2016                  9,273                            9,099
12/31/2016                  9,520                            9,363
 1/31/2017                  9,642                            9,451
 2/28/2017                  9,824                            9,655
 3/31/2017                  9,925                            9,702
 4/30/2017                 10,108                            9,878
 5/31/2017                 10,270                           10,075
 6/30/2017                 10,128                            9,953
 7/31/2017                 10,472                           10,264
 8/31/2017                 10,472                           10,276                Past performance is not predictive of
 9/30/2017                 10,351                           10,171                future performance.
10/31/2017                 10,270                           10,095                The returns shown do not reflect the
                                                                                  deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS        YEARS                 Copyright 2017 S&P Dow Jones Indices
           --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                  5.46%        4.65%        0.27%                 reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

               DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO VS.
               S&P GLOBAL REIT INDEX (NET DIVIDENDS)
               JUNE 4, 2008-OCTOBER 31, 2017

                                     [CHART]


                         DFA Global Real                   S&P Global
                   Estate Securities Portfolio     REIT Index (net dividends)
                   ---------------------------     --------------------------
 6/04/2008                   $10,000                         $10,000
 6/30/2008                     9,000                           8,970
 7/31/2008                     9,020                           8,995
 8/31/2008                     9,000                           8,979
 9/30/2008                     8,710                           8,552
10/31/2008                     6,040                           5,939
11/30/2008                     5,040                           4,955
12/31/2008                     5,632                           5,465
 1/31/2009                     4,817                           4,698
 2/28/2009                     3,982                           3,887
 3/31/2009                     4,186                           4,070
 4/30/2009                     5,051                           4,921
 5/31/2009                     5,438                           5,235
 6/30/2009                     5,408                           5,208
 7/31/2009                     5,937                           5,716
 8/31/2009                     6,670                           6,460
 9/30/2009                     7,108                           6,889
10/31/2009                     6,874                           6,673
11/30/2009                     7,159                           6,897
12/31/2009                     7,471                           7,199
 1/31/2010                     7,133                           6,884
 2/28/2010                     7,362                           7,066
 3/31/2010                     7,875                           7,557
 4/30/2010                     8,202                           7,887
 5/31/2010                     7,591                           7,270
 6/30/2010                     7,373                           7,054
 7/31/2010                     8,158                           7,772
 8/31/2010                     8,115                           7,722
 9/30/2010                     8,649                           8,231
10/31/2010                     9,031                           8,595
11/30/2010                     8,682                           8,264
12/31/2010                     9,249                           8,789
 1/31/2011                     9,448                           8,947
 2/28/2011                     9,856                           9,334
 3/31/2011                     9,786                           9,258
 4/30/2011                    10,370                           9,804
 5/31/2011                    10,428                           9,853
 6/30/2011                    10,195                           9,617
 7/31/2011                    10,218                           9,647
 8/31/2011                     9,728                           9,153
 9/30/2011                     8,583                           8,093
10/31/2011                     9,588                           9,052
11/30/2011                     9,296                           8,693
12/31/2011                     9,417                           8,843
 1/31/2012                    10,020                           9,412
 2/29/2012                    10,092                           9,489
 3/31/2012                    10,454                           9,791
 4/30/2012                    10,719                          10,055
 5/31/2012                    10,176                           9,518
 6/30/2012                    10,791                          10,090
 7/31/2012                    11,105                          10,413
 8/31/2012                    11,153                          10,448
 9/30/2012                    11,117                          10,424
10/31/2012                    11,249                          10,520
11/30/2012                    11,249                          10,526
12/31/2012                    11,599                          10,822
 1/31/2013                    11,921                          11,170
 2/28/2013                    12,037                          11,290
 3/31/2013                    12,423                          11,651
 4/30/2013                    13,182                          12,361
 5/31/2013                    12,230                          11,472
 6/30/2013                    11,921                          11,139
 7/31/2013                    11,998                          11,213
 8/31/2013                    11,316                          10,573
 9/30/2013                    11,908                          11,121
10/31/2013                    12,346                          11,548
11/30/2013                    11,805                          11,041
12/31/2013                    11,804                          11,010
 1/31/2014                    12,005                          11,195
 2/28/2014                    12,659                          11,773
 3/31/2014                    12,699                          11,783
 4/30/2014                    13,180                          12,205
 5/31/2014                    13,527                          12,519
 6/30/2014                    13,714                          12,718
 7/31/2014                    13,714                          12,724
 8/31/2014                    14,048                          13,028
 9/30/2014                    13,166                          12,200
10/31/2014                    14,195                          13,084
11/30/2014                    14,395                          13,289
12/31/2014                    14,489                          13,381
 1/31/2015                    15,321                          14,107
 2/28/2015                    15,057                          13,878
 3/31/2015                    15,071                          13,866
 4/30/2015                    14,628                          13,456
 5/31/2015                    14,447                          13,286
 6/30/2015                    13,934                          12,771
 7/31/2015                    14,461                          13,264
 8/31/2015                    13,615                          12,462
 9/30/2015                    13,934                          12,702
10/31/2015                    14,683                          13,423
11/30/2015                    14,475                          13,210
12/31/2015                    14,589                          13,323
 1/31/2016                    14,191                          12,894
 2/29/2016                    14,262                          13,015
 3/31/2016                    15,626                          14,247
 4/30/2016                    15,555                          14,194
 5/31/2016                    15,626                          14,226
 6/30/2016                    16,421                          14,885
 7/31/2016                    17,131                          15,561
 8/31/2016                    16,606                          15,049
 9/30/2016                    16,407                          14,851
10/31/2016                    15,398                          13,944
11/30/2016                    14,958                          13,559
12/31/2016                    15,546                          14,092
 1/31/2017                    15,591                          14,103
 2/28/2017                    16,040                          14,544
 3/31/2017                    15,845                          14,295
 4/30/2017                    15,950                          14,384
 5/31/2017                    15,995                          14,401
 6/30/2017                    16,129                          14,535
 7/31/2017                    16,458                          14,797
 8/31/2017                    16,503                          14,760             Past performance is not predictive of
 9/30/2017                    16,369                          14,700             future performance.
10/31/2017                    16,294                          14,545             The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL        ONE         FIVE          SINCE                 redemption of fund shares.
           TOTAL RETURN          YEAR        YEARS       INCEPTION               Copyright 2017 S&P Dow Jones Indices
           --------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                 5.82%       7.69%         5.33%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

             DFA International Small Cap Value         MSCI World ex USA
                          Portfolio             Small Cap Index (net dividends)
             ---------------------------------  -------------------------------
10/31/2007                 $10,000                          $10,000
11/30/2007                   9,188                            9,178
12/31/2007                   8,900                            8,909
 1/31/2008                   8,313                            8,045
 2/29/2008                   8,496                            8,427
 3/31/2008                   8,574                            8,334
 4/30/2008                   8,720                            8,537
 5/31/2008                   8,912                            8,710
 6/30/2008                   8,133                            8,037
 7/31/2008                   7,772                            7,632
 8/31/2008                   7,522                            7,350
 9/30/2008                   6,439                            6,057
10/31/2008                   5,038                            4,562
11/30/2008                   4,758                            4,341
12/31/2008                   5,191                            4,630
 1/31/2009                   4,753                            4,361
 2/28/2009                   4,231                            3,963
 3/31/2009                   4,507                            4,217
 4/30/2009                   5,238                            4,867
 5/31/2009                   5,959                            5,588
 6/30/2009                   5,939                            5,655
 7/31/2009                   6,492                            6,109
 8/31/2009                   7,055                            6,580
 9/30/2009                   7,387                            6,950
10/31/2009                   7,124                            6,843
11/30/2009                   7,158                            6,896
12/31/2009                   7,242                            6,983
 1/31/2010                   7,103                            6,891
 2/28/2010                   7,035                            6,852
 3/31/2010                   7,607                            7,361
 4/30/2010                   7,702                            7,507
 5/31/2010                   6,666                            6,605
 6/30/2010                   6,532                            6,543
 7/31/2010                   7,167                            7,104
 8/31/2010                   6,833                            6,919
 9/30/2010                   7,600                            7,704
10/31/2010                   7,837                            8,022
11/30/2010                   7,614                            7,812
12/31/2010                   8,553                            8,695
 1/31/2011                   8,732                            8,740
 2/28/2011                   8,985                            8,989
 3/31/2011                   9,030                            8,981
 4/30/2011                   9,418                            9,426
 5/31/2011                   9,095                            9,165
 6/30/2011                   8,896                            8,967
 7/31/2011                   8,725                            8,918
 8/31/2011                   7,895                            8,213
 9/30/2011                   6,964                            7,270
10/31/2011                   7,494                            7,860
11/30/2011                   7,252                            7,466
12/31/2011                   7,059                            7,320
 1/31/2012                   7,766                            7,925
 2/29/2012                   8,228                            8,374
 3/31/2012                   8,239                            8,318
 4/30/2012                   8,010                            8,275
 5/31/2012                   6,991                            7,303
 6/30/2012                   7,336                            7,555
 7/31/2012                   7,315                            7,613
 8/31/2012                   7,584                            7,832
 9/30/2012                   7,938                            8,203
10/31/2012                   8,012                            8,243
11/30/2012                   8,123                            8,285
12/31/2012                   8,630                            8,600
 1/31/2013                   9,073                            9,014
 2/28/2013                   9,127                            9,046
 3/31/2013                   9,313                            9,222
 4/30/2013                   9,577                            9,490
 5/31/2013                   9,388                            9,267
 6/30/2013                   9,103                            8,901
 7/31/2013                   9,781                            9,457
 8/31/2013                   9,661                            9,440
 9/30/2013                  10,597                           10,233
10/31/2013                  11,040                           10,535
11/30/2013                  11,057                           10,549
12/31/2013                  11,425                           10,797
 1/31/2014                  11,268                           10,610
 2/28/2014                  12,042                           11,212
 3/31/2014                  12,121                           11,170
 4/30/2014                  12,071                           11,135
 5/31/2014                  12,166                           11,275
 6/30/2014                  12,357                           11,531
 7/31/2014                  11,923                           11,232
 8/31/2014                  12,002                           11,260
 9/30/2014                  11,303                           10,577
10/31/2014                  11,055                           10,310
11/30/2014                  10,975                           10,299
12/31/2014                  10,855                           10,220
 1/31/2015                  10,785                           10,129
 2/28/2015                  11,590                           10,778
 3/31/2015                  11,363                           10,632
 4/30/2015                  11,935                           11,173
 5/31/2015                  12,122                           11,240
 6/30/2015                  11,953                           11,074
 7/31/2015                  11,806                           11,058
 8/31/2015                  11,302                           10,565
 9/30/2015                  10,851                           10,185
10/31/2015                  11,421                           10,790
11/30/2015                  11,333                           10,766
12/31/2015                  11,288                           10,778
 1/31/2016                  10,454                            9,958
 2/29/2016                  10,364                           10,011
 3/31/2016                  11,197                           10,843
 4/30/2016                  11,579                           11,185
 5/31/2016                  11,488                           11,199
 6/30/2016                  10,843                           10,704
 7/31/2016                  11,624                           11,340
 8/31/2016                  11,667                           11,245
 9/30/2016                  11,986                           11,560
10/31/2016                  11,888                           11,217
11/30/2016                  11,820                           10,940
12/31/2016                  12,192                           11,243
 1/31/2017                  12,717                           11,648
 2/28/2017                  12,884                           11,872
 3/31/2017                  13,134                           12,099
 4/30/2017                  13,467                           12,527
 5/31/2017                  13,717                           12,938
 6/30/2017                  13,966                           12,980
 7/31/2017                  14,493                           13,437
 8/31/2017                  14,564                           13,550
 9/30/2017                  15,027                           13,922                Past performance is not predictive of
10/31/2017                  15,156                           14,118                future performance.
                                                                                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE           TEN                 would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS         YEARS                redemption of fund shares.
           ----------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                  27.49%        13.60%        4.25%                rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL VECTOR EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
AUGUST 14, 2008-OCTOBER 31, 2017

                                     [CHART]


                     International Vector          MSCI World ex USA
                       Equity Portfolio          Index (net dividends)
                    ----------------------       ---------------------
 8/14/2008                  $10,000                     $10,000
 8/31/2008                   10,050                      10,052
 9/30/2008                    8,750                       8,601
10/31/2008                    6,740                       6,812
11/30/2008                    6,340                       6,442
12/31/2008                    6,798                       6,782
 1/31/2009                    6,065                       6,149
 2/28/2009                    5,392                       5,527
 3/31/2009                    5,903                       5,891
 4/30/2009                    6,919                       6,650
 5/31/2009                    7,985                       7,491
 6/30/2009                    7,932                       7,414
 7/31/2009                    8,715                       8,110
 8/31/2009                    9,274                       8,499
 9/30/2009                    9,740                       8,849
10/31/2009                    9,404                       8,707
11/30/2009                    9,608                       8,923
12/31/2009                    9,715                       9,065
 1/31/2010                    9,377                       8,640
 2/28/2010                    9,357                       8,631
 3/31/2010                   10,099                       9,187
 4/30/2010                   10,120                       9,050
 5/31/2010                    8,870                       8,051
 6/30/2010                    8,736                       7,935
 7/31/2010                    9,659                       8,668
 8/31/2010                    9,254                       8,409
 9/30/2010                   10,289                       9,216
10/31/2010                   10,684                       9,544
11/30/2010                   10,300                       9,140
12/31/2010                   11,397                       9,876
 1/31/2011                   11,660                      10,089
 2/28/2011                   12,050                      10,463
 3/31/2011                   11,881                      10,253
 4/30/2011                   12,482                      10,812
 5/31/2011                   12,071                      10,491
 6/30/2011                   11,823                      10,342
 7/31/2011                   11,545                      10,171
 8/31/2011                   10,519                       9,311
 9/30/2011                    9,260                       8,376
10/31/2011                   10,045                       9,191
11/30/2011                    9,733                       8,766
12/31/2011                    9,464                       8,670
 1/31/2012                   10,238                       9,138
 2/29/2012                   10,780                       9,641
 3/31/2012                   10,780                       9,570
 4/30/2012                   10,514                       9,407
 5/31/2012                    9,219                       8,335
 6/30/2012                    9,745                       8,881
 7/31/2012                    9,700                       8,991
 8/31/2012                   10,038                       9,248
 9/30/2012                   10,435                       9,529
10/31/2012                   10,537                       9,595
11/30/2012                   10,706                       9,797
12/31/2012                   11,253                      10,093
 1/31/2013                   11,755                      10,590
 2/28/2013                   11,652                      10,484
 3/31/2013                   11,784                      10,567
 4/30/2013                   12,218                      11,049
 5/31/2013                   11,944                      10,801
 6/30/2013                   11,564                      10,397
 7/31/2013                   12,305                      10,950
 8/31/2013                   12,213                      10,809
 9/30/2013                   13,183                      11,573
10/31/2013                   13,648                      11,961
11/30/2013                   13,682                      12,034
12/31/2013                   13,989                      12,215
 1/31/2014                   13,612                      11,722
 2/28/2014                   14,448                      12,362
 3/31/2014                   14,414                      12,306
 4/30/2014                   14,555                      12,501
 5/31/2014                   14,685                      12,694
 6/30/2014                   14,923                      12,874
 7/31/2014                   14,493                      12,645
 8/31/2014                   14,553                      12,655
 9/30/2014                   13,757                      12,135
10/31/2014                   13,505                      11,942
11/30/2014                   13,445                      12,089
12/31/2014                   13,112                      11,687
 1/31/2015                   13,015                      11,646
 2/28/2015                   13,893                      12,342
 3/31/2015                   13,649                      12,135
 4/30/2015                   14,356                      12,661
 5/31/2015                   14,393                      12,551
 6/30/2015                   14,064                      12,194
 7/31/2015                   13,990                      12,387
 8/31/2015                   13,186                      11,485
 9/30/2015                   12,594                      10,905
10/31/2015                   13,351                      11,726
11/30/2015                   13,289                      11,539
12/31/2015                   13,112                      11,332
 1/31/2016                   12,248                      10,552
 2/29/2016                   12,047                      10,405
 3/31/2016                   13,002                      11,111
 4/30/2016                   13,429                      11,468
 5/31/2016                   13,379                      11,339
 6/30/2016                   12,867                      10,994
 7/31/2016                   13,568                      11,535
 8/31/2016                   13,670                      11,546
 9/30/2016                   13,972                      11,686
10/31/2016                   13,780                      11,459
11/30/2016                   13,627                      11,275
12/31/2016                   14,009                      11,644
 1/31/2017                   14,603                      11,990
 2/28/2017                   14,732                      12,129
 3/31/2017                   15,083                      12,436
 4/30/2017                   15,483                      12,701
 5/31/2017                   15,870                      13,124
 6/30/2017                   16,041                      13,137
 7/31/2017                   16,655                      13,528
 8/31/2017                   16,734                      13,524
 9/30/2017                   17,228                      13,875           Past performance is not predictive of
10/31/2017                   17,477                      14,065           future performance.
                                                                          The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE        FIVE          SINCE             would pay on fund distributions or the
         TOTAL RETURN          YEAR       YEARS       INCEPTION           redemption of fund shares.
         -----------------------------------------------------------      MSCI data copyright MSCI 2017, all
                              26.83%      10.65%        6.25%             rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
MAY 16, 2017-OCTOBER 31, 2017

                                          [CHART]

                International High Relative      MSCI World ex USA Index
                  Profitability Portfolio            (net dividends)
                ----------------------------    -------------------------
   5/16/2017               $10,000                       $10,000
   5/31/2017                10,050                        10,017
   6/30/2017                10,038                        10,026
   7/31/2017                10,219                        10,324
   8/31/2017                10,329                        10,322             Past performance is not predictive of
   9/30/2017                10,577                        10,590             future performance.
  10/31/2017                10,738                        10,734             The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
             AVERAGE ANNUAL                            SINCE                 would pay on fund distributions or the
             TOTAL RETURN                            INCEPTION               redemption of fund shares.
             --------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                                       7.38%                 rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
WORLD EX U.S. VALUE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
AUGUST 23, 2010-OCTOBER 31, 2017

                                     [CHART]


                      World Ex U.S.        MSCI All Country World
                    Value Portfolio      ex USA Index (net dividends)
                   -----------------     ----------------------------
 8/23/2010              $10,000                   $10,000
 8/31/2010                9,890                     9,920
 9/30/2010               10,980                    10,906
10/31/2010               11,350                    11,278
11/30/2010               10,850                    10,843
12/31/2010               11,859                    11,692
 1/31/2011               12,122                    11,807
 2/28/2011               12,385                    12,118
 3/31/2011               12,311                    12,090
 4/30/2011               12,899                    12,681
 5/31/2011               12,433                    12,315
 6/30/2011               12,238                    12,136
 7/31/2011               11,920                    11,971
 8/31/2011               10,670                    10,945
 9/30/2011                9,314                     9,727
10/31/2011               10,261                    10,752
11/30/2011                9,880                    10,203
12/31/2011                9,590                    10,089
 1/31/2012               10,422                    10,774
 2/29/2012               10,984                    11,379
 3/31/2012               10,811                    11,222
 4/30/2012               10,436                    11,045
 5/31/2012                9,177                     9,791
 6/30/2012                9,755                    10,369
 7/31/2012                9,703                    10,515
 8/31/2012               10,041                    10,735
 9/30/2012               10,475                    11,136
10/31/2012               10,538                    11,179
11/30/2012               10,687                    11,392
12/31/2012               11,281                    11,787
 1/31/2013               11,720                    12,266
 2/28/2013               11,442                    12,137
 3/31/2013               11,460                    12,161
 4/30/2013               11,899                    12,608
 5/31/2013               11,696                    12,316
 6/30/2013               11,154                    11,782
 7/31/2013               11,796                    12,298
 8/31/2013               11,666                    12,128
 9/30/2013               12,556                    12,971
10/31/2013               13,026                    13,447
11/30/2013               12,993                    13,470
12/31/2013               13,201                    13,589
 1/31/2014               12,652                    12,972
 2/28/2014               13,289                    13,623
 3/31/2014               13,361                    13,658
 4/30/2014               13,527                    13,839
 5/31/2014               13,760                    14,108
 6/30/2014               13,969                    14,345
 7/31/2014               13,778                    14,203
 8/31/2014               13,857                    14,281
 9/30/2014               13,101                    13,590
10/31/2014               12,921                    13,455
11/30/2014               12,864                    13,552
12/31/2014               12,384                    13,064
 1/31/2015               12,293                    13,044
 2/28/2015               13,080                    13,742
 3/31/2015               12,783                    13,520
 4/30/2015               13,604                    14,203
 5/31/2015               13,490                    13,981
 6/30/2015               13,108                    13,591
 7/31/2015               12,774                    13,553
 8/31/2015               11,805                    12,517
 9/30/2015               11,128                    11,937
10/31/2015               11,916                    12,825
11/30/2015               11,696                    12,561
12/31/2015               11,357                    12,324
 1/31/2016               10,526                    11,486
 2/29/2016               10,304                    11,354
 3/31/2016               11,258                    12,278
 4/30/2016               11,728                    12,601
 5/31/2016               11,399                    12,388
 6/30/2016               11,179                    12,199
 7/31/2016               11,763                    12,802
 8/31/2016               12,026                    12,883
 9/30/2016               12,182                    13,042
10/31/2016               12,338                    12,854
11/30/2016               12,266                    12,557
12/31/2016               12,572                    12,878
 1/31/2017               13,175                    13,334
 2/28/2017               13,283                    13,547
 3/31/2017               13,588                    13,890
 4/30/2017               13,781                    14,188
 5/31/2017               14,023                    14,648
 6/30/2017               14,148                    14,694
 7/31/2017               14,821                    15,235
 8/31/2017               14,919                    15,315
 9/30/2017               15,212                    15,599                Past performance is not predictive of
10/31/2017               15,542                    15,893                future performance.
                                                                         The returns shown do not reflect the
                                                                         deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE        FIVE         SINCE             would pay on fund distributions or the
         TOTAL RETURN          YEAR       YEARS      INCEPTION           redemption of fund shares.
         ----------------------------------------------------------      MSCI data copyright MSCI 2017, all
                              25.97%      8.08%        6.33%             rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLD EX U.S. TARGETED VALUE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
NOVEMBER 1, 2012-OCTOBER 31, 2017

                                      [CHART]


                 World Ex U.S. Targeted        MSCI All Country World ex USA
                    Value Portfolio           Small Cap Index (net dividends)
                ------------------------      -------------------------------
 11/01/2012              $10,000                        $10,000
 11/30/2012               10,120                         10,013
 12/31/2012               10,735                         10,417
  1/31/2013               11,157                         10,868
  2/28/2013               11,147                         10,925
  3/31/2013               11,278                         11,098
  4/30/2013               11,549                         11,398
  5/31/2013               11,298                         11,175
  6/30/2013               10,766                         10,607
  7/31/2013               11,376                         11,134
  8/31/2013               11,193                         11,038
  9/30/2013               12,191                         11,920
 10/31/2013               12,690                         12,289
 11/30/2013               12,629                         12,257
 12/31/2013               12,872                         12,472
  1/31/2014               12,497                         12,231
  2/28/2014               13,185                         12,888
  3/31/2014               13,404                         12,904
  4/30/2014               13,404                         12,883
  5/31/2014               13,633                         13,090
  6/30/2014               13,888                         13,374
  7/31/2014               13,616                         13,121
  8/31/2014               13,773                         13,215
  9/30/2014               12,908                         12,464
 10/31/2014               12,698                         12,170
 11/30/2014               12,571                         12,119
 12/31/2014               12,294                         11,969
  1/31/2015               12,219                         11,925
  2/28/2015               12,977                         12,575
  3/31/2015               12,710                         12,439
  4/30/2015               13,511                         13,182
  5/31/2015               13,489                         13,256
  6/30/2015               13,224                         12,964
  7/31/2015               12,816                         12,717
  8/31/2015               12,088                         12,007
  9/30/2015               11,599                         11,665
 10/31/2015               12,332                         12,356
 11/30/2015               12,170                         12,268
 12/31/2015               12,035                         12,280
  1/31/2016               11,171                         11,339
  2/29/2016               11,149                         11,377
  3/31/2016               12,256                         12,364
  4/30/2016               12,733                         12,710
  5/31/2016               12,408                         12,626
  6/30/2016               12,109                         12,256
  7/31/2016               12,909                         12,938
  8/31/2016               13,019                         12,907
  9/30/2016               13,305                         13,225
 10/31/2016               13,218                         12,877
 11/30/2016               13,042                         12,495
 12/31/2016               13,277                         12,760
  1/31/2017               14,026                         13,249
  2/28/2017               14,357                         13,598
  3/31/2017               14,724                         13,880
  4/30/2017               15,055                         14,296
  5/31/2017               15,331                         14,684
  6/30/2017               15,481                         14,746
  7/31/2017               16,127                         15,267
  8/31/2017               16,295                         15,432
  9/30/2017               16,609                         15,764                  Past performance is not predictive of
 10/31/2017               16,867                         16,058                  future performance.
                                                                                 The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
              AVERAGE ANNUAL           ONE             SINCE                     would pay on fund distributions or the
              TOTAL RETURN             YEAR          INCEPTION                   redemption of fund shares.
              ---------------------------------------------------------          MSCI data copyright MSCI 2017, all
                                      27.61%          11.03%                     rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
WORLD EX U.S. CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
APRIL 9, 2013-OCTOBER 31, 2017

                                  [CHART]

                         World Ex U.S. Core        MSCI All Country World
                          Equity Portfolio      ex USA Index (net dividends)
                         ------------------     ----------------------------
   4/09/2013                    $10,000                  $10,000
   4/30/2013                     10,160                   10,415
   5/31/2013                      9,890                   10,174
   6/30/2013                      9,485                    9,733
   7/31/2013                      9,971                   10,159
   8/31/2013                      9,830                   10,019
   9/30/2013                     10,575                   10,715
  10/31/2013                     10,962                   11,108
  11/30/2013                     10,952                   11,127
  12/31/2013                     11,104                   11,225
   1/31/2014                     10,653                   10,715
   2/28/2014                     11,227                   11,254
   3/31/2014                     11,309                   11,282
   4/30/2014                     11,422                   11,431
   5/31/2014                     11,597                   11,654
   6/30/2014                     11,810                   11,850
   7/31/2014                     11,592                   11,732
   8/31/2014                     11,706                   11,797
   9/30/2014                     11,072                   11,226
  10/31/2014                     10,957                   11,115
  11/30/2014                     10,916                   11,195
  12/31/2014                     10,565                   10,791
   1/31/2015                     10,565                   10,775
   2/28/2015                     11,162                   11,351
   3/31/2015                     10,968                   11,168
   4/30/2015                     11,608                   11,732
   5/31/2015                     11,534                   11,549
   6/30/2015                     11,209                   11,227
   7/31/2015                     10,976                   11,196
   8/31/2015                     10,234                   10,340
   9/30/2015                      9,847                    9,860
  10/31/2015                     10,465                   10,595
  11/30/2015                     10,348                   10,376
  12/31/2015                     10,164                   10,180
   1/31/2016                      9,533                    9,488
   2/29/2016                      9,372                    9,379
   3/31/2016                     10,212                   10,142
   4/30/2016                     10,459                   10,409
   5/31/2016                     10,319                   10,233
   6/30/2016                     10,173                   10,077
   7/31/2016                     10,705                   10,575
   8/31/2016                     10,792                   10,642
   9/30/2016                     10,993                   10,773
  10/31/2016                     10,840                   10,618
  11/30/2016                     10,610                   10,373
  12/31/2016                     10,812                   10,638
   1/31/2017                     11,295                   11,015
   2/28/2017                     11,493                   11,190
   3/31/2017                     11,793                   11,474
   4/30/2017                     12,068                   11,720
   5/31/2017                     12,376                   12,100
   6/30/2017                     12,475                   12,138
   7/31/2017                     12,965                   12,585
   8/31/2017                     13,087                   12,651
   9/30/2017                     13,340                   12,886                Past performance is not predictive of
  10/31/2017                     13,586                   13,128                future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
             AVERAGE ANNUAL           ONE             SINCE                     would pay on fund distributions or the
             TOTAL RETURN             YEAR          INCEPTION                   redemption of fund shares.
             ---------------------------------------------------------          MSCI data copyright MSCI 2017, all
                                     25.33%           6.95%                     rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLD CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS)
MARCH 7, 2012-OCTOBER 31, 2017

                                     [CHART]

                                                 MSCI All Country World
               World Core Equity Portfolio        Index (net dividends)
              ----------------------------      -------------------------
  3/07/2012              $10,000                       $10,000
  3/31/2012               10,170                        10,307
  4/30/2012               10,050                        10,189
  5/31/2012                9,400                         9,276
  6/30/2012                9,822                         9,734
  7/31/2012                9,913                         9,867
  8/31/2012               10,175                        10,082
  9/30/2012               10,465                        10,399
 10/31/2012               10,354                        10,330
 11/30/2012               10,425                        10,462
 12/31/2012               10,644                        10,699
  1/31/2013               11,175                        11,192
  2/28/2013               11,266                        11,190
  3/31/2013               11,598                        11,395
  4/30/2013               11,843                        11,720
  5/31/2013               11,986                        11,688
  6/30/2013               11,754                        11,346
  7/31/2013               12,382                        11,890
  8/31/2013               12,053                        11,642
  9/30/2013               12,609                        12,243
 10/31/2013               13,125                        12,735
 11/30/2013               13,477                        12,916
 12/31/2013               13,786                        13,138
  1/31/2014               13,260                        12,613
  2/28/2014               13,902                        13,222
  3/31/2014               14,000                        13,281
  4/30/2014               14,074                        13,407
  5/31/2014               14,359                        13,693
  6/30/2014               14,684                        13,950
  7/31/2014               14,355                        13,781
  8/31/2014               14,726                        14,086
  9/30/2014               14,116                        13,629
 10/31/2014               14,222                        13,725
 11/30/2014               14,340                        13,954
 12/31/2014               14,128                        13,685
  1/31/2015               13,902                        13,471
  2/28/2015               14,731                        14,221
  3/31/2015               14,555                        14,001
  4/30/2015               14,944                        14,407
  5/31/2015               14,987                        14,388
  6/30/2015               14,696                        14,049
  7/31/2015               14,642                        14,171
  8/31/2015               13,729                        13,200
  9/30/2015               13,239                        12,722
 10/31/2015               14,135                        13,720
 11/30/2015               14,113                        13,607
 12/31/2015               13,780                        13,362
  1/31/2016               12,967                        12,556
  2/29/2016               12,901                        12,469
  3/31/2016               13,930                        13,393
  4/30/2016               14,140                        13,591
  5/31/2016               14,173                        13,608
  6/30/2016               14,055                        13,526
  7/31/2016               14,700                        14,109
  8/31/2016               14,789                        14,156
  9/30/2016               14,929                        14,243
 10/31/2016               14,662                        14,001
 11/30/2016               14,963                        14,108
 12/31/2016               15,257                        14,412
  1/31/2017               15,719                        14,806
  2/28/2017               16,114                        15,222
  3/31/2017               16,308                        15,408
  4/30/2017               16,579                        15,648
  5/31/2017               16,828                        15,994
  6/30/2017               17,001                        16,066
  7/31/2017               17,467                        16,515
  8/31/2017               17,524                        16,579
  9/30/2017               17,890                        16,899               Past performance is not predictive of
 10/31/2017               18,347                        17,250               future performance.
                                                                             The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE        FIVE          SINCE               would pay on fund distributions or the
          TOTAL RETURN          YEAR       YEARS       INCEPTION             redemption of fund shares.
          ------------------------------------------------------------       MSCI data copyright MSCI 2017, all
                               25.14%      12.12%       11.33%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS)
NOVEMBER 14, 2011-OCTOBER 31, 2017

                                     [CHART]

                  Selectively Hedged Global           MSCI All Country World
                       Equity Portfolio                Index (net dividends)
                  -------------------------           -----------------------
11/14/2011               $10,000                           $10,000
11/30/2011                 9,920                             9,873
12/31/2011                 9,828                             9,853
 1/31/2012                10,533                            10,426
 2/29/2012                11,077                            10,951
 3/31/2012                11,141                            11,024
 4/30/2012                10,939                            10,898
 5/31/2012                 9,962                             9,921
 6/30/2012                10,442                            10,410
 7/31/2012                10,463                            10,553
 8/31/2012                10,748                            10,782
 9/30/2012                11,122                            11,122
10/31/2012                11,112                            11,048
11/30/2012                11,265                            11,189
12/31/2012                11,718                            11,443
 1/31/2013                12,225                            11,970
 2/28/2013                12,287                            11,968
 3/31/2013                12,576                            12,187
 4/30/2013                12,814                            12,535
 5/31/2013                12,897                            12,501
 6/30/2013                12,514                            12,135
 7/31/2013                13,114                            12,716
 8/31/2013                12,845                            12,451
 9/30/2013                13,569                            13,094
10/31/2013                14,096                            13,621
11/30/2013                14,324                            13,813
12/31/2013                14,611                            14,052
 1/31/2014                14,001                            13,490
 2/28/2014                14,675                            14,141
 3/31/2014                14,847                            14,204
 4/30/2014                14,879                            14,339
 5/31/2014                15,136                            14,644
 6/30/2014                15,500                            14,920
 7/31/2014                15,200                            14,739
 8/31/2014                15,628                            15,065
 9/30/2014                15,061                            14,576
10/31/2014                15,200                            14,679
11/30/2014                15,360                            14,924
12/31/2014                15,182                            14,636
 1/31/2015                14,958                            14,408
 2/28/2015                15,878                            15,210
 3/31/2015                15,766                            14,974
 4/30/2015                16,136                            15,409
 5/31/2015                16,226                            15,388
 6/30/2015                15,867                            15,026
 7/31/2015                15,754                            15,157
 8/31/2015                14,700                            14,118
 9/30/2015                14,172                            13,606
10/31/2015                15,148                            14,674
11/30/2015                15,204                            14,553
12/31/2015                14,728                            14,290
 1/31/2016                13,907                            13,429
 2/29/2016                13,768                            13,336
 3/31/2016                14,797                            14,324
 4/30/2016                14,948                            14,536
 5/31/2016                15,063                            14,554
 6/30/2016                14,971                            14,466
 7/31/2016                15,641                            15,090
 8/31/2016                15,792                            15,140
 9/30/2016                15,930                            15,233
10/31/2016                15,803                            14,975
11/30/2016                16,254                            15,088
12/31/2016                16,619                            15,414
 1/31/2017                17,012                            15,836
 2/28/2017                17,477                            16,280
 3/31/2017                17,679                            16,479
 4/30/2017                17,906                            16,736
 5/31/2017                18,072                            17,106
 6/30/2017                18,239                            17,183
 7/31/2017                18,656                            17,664
 8/31/2017                18,716                            17,731               Past performance is not predictive of
 9/30/2017                19,121                            18,074               future performance.
10/31/2017                19,681                            18,449               The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE           SINCE                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS        INCEPTION              redemption of fund shares.
          ----------------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                24.54%       12.11%        12.03%                rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                                               MSCI Emerging Markets
                Emerging Markets Portfolio     Index (net dividends)
                --------------------------     ---------------------

10/31/2007                $10,000                    $10,000
11/30/2007                  9,347                      9,291
12/31/2007                  9,309                      9,324
 1/31/2008                  8,496                      8,160
 2/29/2008                  8,765                      8,762
 3/31/2008                  8,491                      8,299
 4/30/2008                  9,095                      8,972
 5/31/2008                  9,148                      9,139
 6/30/2008                  8,206                      8,227
 7/31/2008                  8,097                      7,917
 8/31/2008                  7,615                      7,284
 9/30/2008                  6,552                      6,010
10/31/2008                  4,826                      4,365
11/30/2008                  4,387                      4,036
12/31/2008                  4,729                      4,351
 1/31/2009                  4,367                      4,070
 2/28/2009                  4,081                      3,841
 3/31/2009                  4,671                      4,392
 4/30/2009                  5,361                      5,123
 5/31/2009                  6,274                      5,999
 6/30/2009                  6,219                      5,918
 7/31/2009                  6,928                      6,583
 8/31/2009                  6,952                      6,560
 9/30/2009                  7,561                      7,155
10/31/2009                  7,402                      7,164
11/30/2009                  7,843                      7,472
12/31/2009                  8,123                      7,767
 1/31/2010                  7,678                      7,334
 2/28/2010                  7,771                      7,360
 3/31/2010                  8,419                      7,954
 4/30/2010                  8,467                      8,050
 5/31/2010                  7,677                      7,342
 6/30/2010                  7,689                      7,288
 7/31/2010                  8,364                      7,895
 8/31/2010                  8,168                      7,742
 9/30/2010                  9,094                      8,602
10/31/2010                  9,367                      8,852
11/30/2010                  9,154                      8,618
12/31/2010                  9,895                      9,233
 1/31/2011                  9,637                      8,983
 2/28/2011                  9,566                      8,899
 3/31/2011                 10,095                      9,422
 4/30/2011                 10,447                      9,714
 5/31/2011                 10,157                      9,460
 6/30/2011                 10,033                      9,314
 7/31/2011                  9,952                      9,273
 8/31/2011                  9,144                      8,444
 9/30/2011                  7,760                      7,213
10/31/2011                  8,728                      8,168
11/30/2011                  8,420                      7,624
12/31/2011                  8,172                      7,532
 1/31/2012                  9,049                      8,386
 2/29/2012                  9,537                      8,889
 3/31/2012                  9,286                      8,592
 4/30/2012                  9,118                      8,489
 5/31/2012                  8,134                      7,537
 6/30/2012                  8,532                      7,828
 7/31/2012                  8,601                      7,981
 8/31/2012                  8,653                      7,954
 9/30/2012                  9,136                      8,434
10/31/2012                  9,084                      8,383
11/30/2012                  9,203                      8,490
12/31/2012                  9,738                      8,905
 1/31/2013                  9,787                      9,027
 2/28/2013                  9,670                      8,914
 3/31/2013                  9,530                      8,760
 4/30/2013                  9,633                      8,827
 5/31/2013                  9,318                      8,600
 6/30/2013                  8,732                      8,053
 7/31/2013                  8,856                      8,137
 8/31/2013                  8,646                      7,997
 9/30/2013                  9,262                      8,517
10/31/2013                  9,682                      8,931
11/30/2013                  9,535                      8,800
12/31/2013                  9,434                      8,673
 1/31/2014                  8,776                      8,110
 2/28/2014                  9,092                      8,378
 3/31/2014                  9,408                      8,636
 4/30/2014                  9,463                      8,664
 5/31/2014                  9,783                      8,967
 6/30/2014                 10,052                      9,205
 7/31/2014                 10,169                      9,383
 8/31/2014                 10,482                      9,595
 9/30/2014                  9,708                      8,883
10/31/2014                  9,811                      8,988
11/30/2014                  9,712                      8,893
12/31/2014                  9,272                      8,483
 1/31/2015                  9,332                      8,534
 2/28/2015                  9,613                      8,798
 3/31/2015                  9,409                      8,673
 4/30/2015                 10,035                      9,340
 5/31/2015                  9,632                      8,966
 6/30/2015                  9,397                      8,733
 7/31/2015                  8,791                      8,128
 8/31/2015                  8,063                      7,393
 9/30/2015                  7,844                      7,170
10/31/2015                  8,316                      7,682
11/30/2015                  8,028                      7,382
12/31/2015                  7,806                      7,218
 1/31/2016                  7,474                      6,750
 2/29/2016                  7,429                      6,738
 3/31/2016                  8,409                      7,630
 4/30/2016                  8,458                      7,672
 5/31/2016                  8,125                      7,385
 6/30/2016                  8,554                      7,681
 7/31/2016                  8,993                      8,067
 8/31/2016                  9,099                      8,268
 9/30/2016                  9,213                      8,374
10/31/2016                  9,232                      8,394
11/30/2016                  8,750                      8,008
12/31/2016                  8,750                      8,025
 1/31/2017                  9,274                      8,464
 2/28/2017                  9,582                      8,723
 3/31/2017                  9,890                      8,944
 4/30/2017                 10,078                      9,139
 5/31/2017                 10,379                      9,410
 6/30/2017                 10,475                      9,504
 7/31/2017                 11,028                     10,071
 8/31/2017                 11,256                     10,296            Past performance is not predictive of
 9/30/2017                 11,146                     10,255            future performance.
10/31/2017                 11,524                     10,614            The returns shown do not reflect the
                                                                        deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE        FIVE        TEN              would pay on fund distributions or the
          TOTAL RETURN          YEAR       YEARS      YEARS             redemption of fund shares.
          -------------------------------------------------------       MSCI data copyright MSCI 2017, all
                               24.83%      4.87%      1.43%             rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS SMALL CAP PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                  Emerging Markets Small Cap        MSCI Emerging Markets
                           Portfolio                Index (net dividends)
               -------------------------------      ---------------------
10/31/2007                 $10,000                        $10,000
11/30/2007                   9,198                          9,291
12/31/2007                   9,308                          9,324
 1/31/2008                   8,185                          8,160
 2/29/2008                   8,422                          8,762
 3/31/2008                   8,023                          8,299
 4/30/2008                   8,514                          8,972
 5/31/2008                   8,460                          9,139
 6/30/2008                   7,485                          8,227
 7/31/2008                   7,368                          7,917
 8/31/2008                   6,923                          7,284
 9/30/2008                   5,672                          6,010
10/31/2008                   3,951                          4,365
11/30/2008                   3,709                          4,036
12/31/2008                   4,232                          4,351
 1/31/2009                   3,906                          4,070
 2/28/2009                   3,666                          3,841
 3/31/2009                   4,171                          4,392
 4/30/2009                   5,015                          5,123
 5/31/2009                   6,164                          5,999
 6/30/2009                   6,134                          5,918
 7/31/2009                   6,912                          6,583
 8/31/2009                   6,994                          6,560
 9/30/2009                   7,577                          7,155
10/31/2009                   7,568                          7,164
11/30/2009                   8,011                          7,472
12/31/2009                   8,452                          7,767
 1/31/2010                   8,078                          7,334
 2/28/2010                   8,217                          7,360
 3/31/2010                   8,919                          7,954
 4/30/2010                   9,063                          8,050
 5/31/2010                   8,148                          7,342
 6/30/2010                   8,364                          7,288
 7/31/2010                   9,131                          7,895
 8/31/2010                   9,175                          7,742
 9/30/2010                  10,286                          8,602
10/31/2010                  10,697                          8,852
11/30/2010                  10,406                          8,618
12/31/2010                  11,004                          9,233
 1/31/2011                  10,537                          8,983
 2/28/2011                  10,226                          8,899
 3/31/2011                  10,793                          9,422
 4/30/2011                  11,361                          9,714
 5/31/2011                  11,100                          9,460
 6/30/2011                  11,010                          9,314
 7/31/2011                  11,134                          9,273
 8/31/2011                  10,076                          8,444
 9/30/2011                   8,283                          7,213
10/31/2011                   9,196                          8,168
11/30/2011                   8,747                          7,624
12/31/2011                   8,515                          7,532
 1/31/2012                   9,474                          8,386
 2/29/2012                  10,248                          8,889
 3/31/2012                   9,981                          8,592
 4/30/2012                   9,742                          8,489
 5/31/2012                   8,849                          7,537
 6/30/2012                   9,188                          7,828
 7/31/2012                   9,072                          7,981
 8/31/2012                   9,308                          7,954
 9/30/2012                   9,852                          8,434
10/31/2012                   9,813                          8,383
11/30/2012                   9,982                          8,490
12/31/2012                  10,596                          8,905
 1/31/2013                  10,791                          9,027
 2/28/2013                  10,901                          8,914
 3/31/2013                  10,850                          8,760
 4/30/2013                  11,070                          8,827
 5/31/2013                  10,910                          8,600
 6/30/2013                   9,966                          8,053
 7/31/2013                  10,012                          8,137
 8/31/2013                   9,593                          7,997
 9/30/2013                  10,294                          8,517
10/31/2013                  10,689                          8,931
11/30/2013                  10,537                          8,800
12/31/2013                  10,449                          8,673
 1/31/2014                  10,003                          8,110
 2/28/2014                  10,444                          8,378
 3/31/2014                  10,803                          8,636
 4/30/2014                  10,891                          8,664
 5/31/2014                  11,260                          8,967
 6/30/2014                  11,550                          9,205
 7/31/2014                  11,576                          9,383
 8/31/2014                  11,930                          9,595
 9/30/2014                  11,336                          8,883
10/31/2014                  11,236                          8,988
11/30/2014                  11,105                          8,893
12/31/2014                  10,763                          8,483
 1/31/2015                  10,936                          8,534
 2/28/2015                  11,218                          8,798
 3/31/2015                  11,131                          8,673
 4/30/2015                  11,921                          9,340
 5/31/2015                  11,753                          8,966
 6/30/2015                  11,350                          8,733
 7/31/2015                  10,657                          8,128
 8/31/2015                   9,612                          7,393
 9/30/2015                   9,596                          7,170
10/31/2015                  10,127                          7,682
11/30/2015                   9,919                          7,382
12/31/2015                   9,827                          7,218
 1/31/2016                   9,240                          6,750
 2/29/2016                   9,201                          6,738
 3/31/2016                  10,333                          7,630
 4/30/2016                  10,591                          7,672
 5/31/2016                  10,148                          7,385
 6/30/2016                  10,710                          7,681
 7/31/2016                  11,332                          8,067
 8/31/2016                  11,400                          8,268
 9/30/2016                  11,586                          8,374
10/31/2016                  11,540                          8,394
11/30/2016                  10,839                          8,008
12/31/2016                  10,900                          8,025
 1/31/2017                  11,535                          8,464
 2/28/2017                  12,140                          8,723
 3/31/2017                  12,516                          8,944
 4/30/2017                  12,675                          9,139
 5/31/2017                  12,722                          9,410
 6/30/2017                  12,801                          9,504
 7/31/2017                  13,337                         10,071
 8/31/2017                  13,644                         10,296            Past performance is not predictive of
 9/30/2017                  13,578                         10,255            future performance.
10/31/2017                  13,964                         10,614            The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS               redemption of fund shares.
          -----------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                21.00%       7.31%       3.40%               rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS VALUE PORTFOLIO -- CLASS R2 VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
JANUARY 29, 2008-OCTOBER 31, 2017

                                      [CHART]

                     Emerging Markets Value       MSCI Emerging Markets Index
                      Portfolio - Class R2             (net dividends)
                     ----------------------       ---------------------------
 1/29/2008                    $10,000                     $10,000
 1/31/2008                     10,050                       9,871
 2/29/2008                     10,450                      10,599
 3/31/2008                     10,097                      10,038
 4/30/2008                     10,872                      10,853
 5/31/2008                     10,962                      11,054
 6/30/2008                      9,677                       9,952
 7/31/2008                      9,489                       9,576
 8/31/2008                      8,674                       8,811
 9/30/2008                      7,174                       7,269
10/31/2008                      4,949                       5,280
11/30/2008                      4,569                       4,882
12/31/2008                      5,120                       5,263
 1/31/2009                      4,675                       4,923
 2/28/2009                      4,262                       4,646
 3/31/2009                      5,002                       5,313
 4/30/2009                      5,996                       6,197
 5/31/2009                      7,342                       7,256
 6/30/2009                      7,241                       7,159
 7/31/2009                      8,197                       7,964
 8/31/2009                      8,265                       7,935
 9/30/2009                      9,035                       8,655
10/31/2009                      8,823                       8,666
11/30/2009                      9,388                       9,038
12/31/2009                      9,847                       9,395
 1/31/2010                      9,297                       8,871
 2/28/2010                      9,347                       8,902
 3/31/2010                     10,147                       9,621
 4/30/2010                     10,246                       9,738
 5/31/2010                      9,147                       8,881
 6/30/2010                      9,199                       8,816
 7/31/2010                     10,085                       9,550
 8/31/2010                      9,864                       9,365
 9/30/2010                     11,031                      10,405
10/31/2010                     11,444                      10,707
11/30/2010                     11,031                      10,425
12/31/2010                     11,960                      11,169
 1/31/2011                     11,583                      10,866
 2/28/2011                     11,391                      10,764
 3/31/2011                     12,043                      11,397
 4/30/2011                     12,466                      11,751
 5/31/2011                     11,990                      11,443
 6/30/2011                     11,738                      11,267
 7/31/2011                     11,639                      11,217
 8/31/2011                     10,454                      10,214
 9/30/2011                      8,577                       8,725
10/31/2011                      9,701                       9,881
11/30/2011                      9,206                       9,222
12/31/2011                      8,875                       9,111
 1/31/2012                     10,102                      10,144
 2/29/2012                     10,714                      10,752
 3/31/2012                     10,253                      10,393
 4/30/2012                      9,918                      10,269
 5/31/2012                      8,817                       9,117
 6/30/2012                      9,214                       9,469
 7/31/2012                      9,155                       9,654
 8/31/2012                      9,279                       9,622
 9/30/2012                      9,873                      10,202
10/31/2012                      9,742                      10,140
11/30/2012                      9,849                      10,269
12/31/2012                     10,564                      10,771
 1/31/2013                     10,734                      10,920
 2/28/2013                     10,550                      10,783
 3/31/2013                     10,459                      10,597
 4/30/2013                     10,547                      10,677
 5/31/2013                     10,243                      10,403
 6/30/2013                      9,377                       9,741
 7/31/2013                      9,559                       9,842
 8/31/2013                      9,356                       9,673
 9/30/2013                     10,045                      10,302
10/31/2013                     10,497                      10,803
11/30/2013                     10,242                      10,645
12/31/2013                     10,137                      10,491
 1/31/2014                      9,424                       9,810
 2/28/2014                      9,634                      10,135
 3/31/2014                     10,060                      10,446
 4/30/2014                     10,122                      10,481
 5/31/2014                     10,533                      10,847
 6/30/2014                     10,806                      11,135
 7/31/2014                     11,008                      11,350
 8/31/2014                     11,250                      11,606
 9/30/2014                     10,328                      10,746
10/31/2014                     10,313                      10,872
11/30/2014                     10,139                      10,757
12/31/2014                      9,665                      10,262
 1/31/2015                      9,586                      10,323
 2/28/2015                      9,924                      10,643
 3/31/2015                      9,643                      10,491
 4/30/2015                     10,597                      11,298
 5/31/2015                     10,123                      10,846
 6/30/2015                      9,800                      10,564
 7/31/2015                      9,012                       9,832
 8/31/2015                      8,193                       8,943
 9/30/2015                      7,917                       8,674
10/31/2015                      8,406                       9,292
11/30/2015                      8,077                       8,930
12/31/2015                      7,831                       8,731
 1/31/2016                      7,392                       8,164
 2/29/2016                      7,434                       8,151
 3/31/2016                      8,524                       9,230
 4/30/2016                      8,753                       9,280
 5/31/2016                      8,180                       8,934
 6/30/2016                      8,625                       9,291
 7/31/2016                      9,167                       9,758
 8/31/2016                      9,334                      10,001
 9/30/2016                      9,463                      10,129
10/31/2016                      9,666                      10,153
11/30/2016                      9,326                       9,686
12/31/2016                      9,364                       9,707
 1/31/2017                      9,954                      10,239
 2/28/2017                     10,402                      10,552
 3/31/2017                     10,693                      10,819
 4/30/2017                     10,767                      11,055
 5/31/2017                     10,956                      11,382
 6/30/2017                     10,982                      11,497
 7/31/2017                     11,569                      12,182
 8/31/2017                     11,857                      12,454
 9/30/2017                     11,590                      12,404                Past performance is not predictive of
10/31/2017                     11,996                      12,839                future performance.
                                                                                 The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE           FROM                 would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       01/29/2008              redemption of fund shares.
          ----------------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                24.11%       4.25%         1.88%                 rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                   [CHART]


                         Emerging Markets
                         Value Portfolio -        MSCI Emerging Markets
                        Institutional Class       Index (net dividends)
                     -----------------------      ---------------------
10/31/2007                  $10,000                     $10,000
11/30/2007                    9,270                       9,291
12/31/2007                    9,256                       9,324
 1/31/2008                    8,334                       8,160
 2/29/2008                    8,667                       8,762
 3/31/2008                    8,375                       8,299
 4/30/2008                    9,021                       8,972
 5/31/2008                    9,098                       9,139
 6/30/2008                    8,040                       8,227
 7/31/2008                    7,882                       7,917
 8/31/2008                    7,207                       7,284
 9/30/2008                    5,963                       6,010
10/31/2008                    4,112                       4,365
11/30/2008                    3,799                       4,036
12/31/2008                    4,263                       4,351
 1/31/2009                    3,878                       4,070
 2/28/2009                    3,549                       3,841
 3/31/2009                    4,163                       4,392
 4/30/2009                    4,981                       5,123
 5/31/2009                    6,102                       5,999
 6/30/2009                    6,027                       5,918
 7/31/2009                    6,835                       6,583
 8/31/2009                    6,885                       6,560
 9/30/2009                    7,521                       7,155
10/31/2009                    7,343                       7,164
11/30/2009                    7,810                       7,472
12/31/2009                    8,197                       7,767
 1/31/2010                    7,730                       7,334
 2/28/2010                    7,790                       7,360
 3/31/2010                    8,476                       7,954
 4/30/2010                    8,531                       8,050
 5/31/2010                    7,637                       7,342
 6/30/2010                    7,684                       7,288
 7/31/2010                    8,395                       7,895
 8/31/2010                    8,243                       7,742
 9/30/2010                    9,233                       8,602
10/31/2010                    9,549                       8,852
11/30/2010                    9,238                       8,618
12/31/2010                   10,005                       9,233
 1/31/2011                    9,693                       8,983
 2/28/2011                    9,529                       8,899
 3/31/2011                   10,077                       9,422
 4/30/2011                   10,437                       9,714
 5/31/2011                   10,038                       9,460
 6/30/2011                    9,833                       9,314
 7/31/2011                    9,749                       9,273
 8/31/2011                    8,760                       8,444
 9/30/2011                    7,187                       7,213
10/31/2011                    8,131                       8,168
11/30/2011                    7,719                       7,624
12/31/2011                    7,442                       7,532
 1/31/2012                    8,474                       8,386
 2/29/2012                    8,990                       8,889
 3/31/2012                    8,603                       8,592
 4/30/2012                    8,322                       8,489
 5/31/2012                    7,402                       7,537
 6/30/2012                    7,737                       7,828
 7/31/2012                    7,688                       7,981
 8/31/2012                    7,794                       7,954
 9/30/2012                    8,296                       8,434
10/31/2012                    8,188                       8,383
11/30/2012                    8,278                       8,490
12/31/2012                    8,883                       8,905
 1/31/2013                    9,026                       9,027
 2/28/2013                    8,874                       8,914
 3/31/2013                    8,798                       8,760
 4/30/2013                    8,876                       8,827
 5/31/2013                    8,622                       8,600
 6/30/2013                    7,896                       8,053
 7/31/2013                    8,050                       8,137
 8/31/2013                    7,878                       7,997
 9/30/2013                    8,460                       8,517
10/31/2013                    8,844                       8,931
11/30/2013                    8,630                       8,800
12/31/2013                    8,545                       8,673
 1/31/2014                    7,948                       8,110
 2/28/2014                    8,124                       8,378
 3/31/2014                    8,486                       8,636
 4/30/2014                    8,542                       8,664
 5/31/2014                    8,889                       8,967
 6/30/2014                    9,121                       9,205
 7/31/2014                    9,291                       9,383
 8/31/2014                    9,499                       9,595
 9/30/2014                    8,720                       8,883
10/31/2014                    8,710                       8,988
11/30/2014                    8,566                       8,893
12/31/2014                    8,168                       8,483
 1/31/2015                    8,101                       8,534
 2/28/2015                    8,390                       8,798
 3/31/2015                    8,152                       8,673
 4/30/2015                    8,964                       9,340
 5/31/2015                    8,565                       8,966
 6/30/2015                    8,292                       8,733
 7/31/2015                    7,626                       8,128
 8/31/2015                    6,934                       7,393
 9/30/2015                    6,703                       7,170
10/31/2015                    7,119                       7,682
11/30/2015                    6,841                       7,382
12/31/2015                    6,635                       7,218
 1/31/2016                    6,261                       6,750
 2/29/2016                    6,300                       6,738
 3/31/2016                    7,225                       7,630
 4/30/2016                    7,421                       7,672
 5/31/2016                    6,938                       7,385
 6/30/2016                    7,318                       7,681
 7/31/2016                    7,778                       8,067
 8/31/2016                    7,919                       8,268
 9/30/2016                    8,029                       8,374
10/31/2016                    8,204                       8,394
11/30/2016                    7,916                       8,008
12/31/2016                    7,951                       8,025
 1/31/2017                    8,452                       8,464
 2/28/2017                    8,838                       8,723
 3/31/2017                    9,080                       8,944
 4/30/2017                    9,146                       9,139
 5/31/2017                    9,312                       9,410
 6/30/2017                    9,337                       9,504
 7/31/2017                    9,836                      10,071
 8/31/2017                   10,082                      10,296            Past performance is not predictive of
 9/30/2017                    9,856                      10,255            future performance.
10/31/2017                   10,206                      10,614            The returns shown do not reflect the
                                                                           deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS             redemption of fund shares.
          ----------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                24.41%       4.50%       0.20%             rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS CORE EQUITY PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                    Emerging Markets Core Equity    MSCI Emerging Markets
                              Portfolio             Index (net dividends)
                  -------------------------------   ---------------------
 10/31/2007                    $10,000                     $10,000
 11/30/2007                      9,272                       9,291
 12/31/2007                      9,253                       9,324
  1/31/2008                      8,347                       8,160
  2/29/2008                      8,619                       8,762
  3/31/2008                      8,306                       8,299
  4/30/2008                      8,936                       8,972
  5/31/2008                      8,975                       9,139
  6/30/2008                      7,975                       8,227
  7/31/2008                      7,890                       7,917
  8/31/2008                      7,367                       7,284
  9/30/2008                      6,212                       6,010
 10/31/2008                      4,456                       4,365
 11/30/2008                      4,159                       4,036
 12/31/2008                      4,565                       4,351
  1/31/2009                      4,158                       4,070
  2/28/2009                      3,878                       3,841
  3/31/2009                      4,490                       4,392
  4/30/2009                      5,309                       5,123
  5/31/2009                      6,356                       5,999
  6/30/2009                      6,294                       5,918
  7/31/2009                      7,056                       6,583
  8/31/2009                      7,083                       6,560
  9/30/2009                      7,694                       7,155
 10/31/2009                      7,552                       7,164
 11/30/2009                      8,015                       7,472
 12/31/2009                      8,381                       7,767
  1/31/2010                      7,921                       7,334
  2/28/2010                      8,008                       7,360
  3/31/2010                      8,699                       7,954
  4/30/2010                      8,782                       8,050
  5/31/2010                      7,931                       7,342
  6/30/2010                      7,998                       7,288
  7/31/2010                      8,720                       7,895
  8/31/2010                      8,605                       7,742
  9/30/2010                      9,633                       8,602
 10/31/2010                      9,917                       8,852
 11/30/2010                      9,651                       8,618
 12/31/2010                     10,360                       9,233
  1/31/2011                     10,033                       8,983
  2/28/2011                      9,860                       8,899
  3/31/2011                     10,421                       9,422
  4/30/2011                     10,832                       9,714
  5/31/2011                     10,533                       9,460
  6/30/2011                     10,387                       9,314
  7/31/2011                     10,363                       9,273
  8/31/2011                      9,428                       8,444
  9/30/2011                      7,868                       7,213
 10/31/2011                      8,867                       8,168
 11/30/2011                      8,488                       7,624
 12/31/2011                      8,221                       7,532
  1/31/2012                      9,189                       8,386
  2/29/2012                      9,766                       8,889
  3/31/2012                      9,461                       8,592
  4/30/2012                      9,251                       8,489
  5/31/2012                      8,279                       7,537
  6/30/2012                      8,650                       7,828
  7/31/2012                      8,655                       7,981
  8/31/2012                      8,746                       7,954
  9/30/2012                      9,244                       8,434
 10/31/2012                      9,181                       8,383
 11/30/2012                      9,321                       8,490
 12/31/2012                      9,905                       8,905
  1/31/2013                      9,993                       9,027
  2/28/2013                      9,925                       8,914
  3/31/2013                      9,819                       8,760
  4/30/2013                      9,931                       8,827
  5/31/2013                      9,659                       8,600
  6/30/2013                      8,965                       8,053
  7/31/2013                      9,087                       8,137
  8/31/2013                      8,853                       7,997
  9/30/2013                      9,484                       8,517
 10/31/2013                      9,893                       8,931
 11/30/2013                      9,731                       8,800
 12/31/2013                      9,644                       8,673
  1/31/2014                      9,035                       8,110
  2/28/2014                      9,362                       8,378
  3/31/2014                      9,704                       8,636
  4/30/2014                      9,773                       8,664
  5/31/2014                     10,095                       8,967
  6/30/2014                     10,357                       9,205
  7/31/2014                     10,452                       9,383
  8/31/2014                     10,776                       9,595
  9/30/2014                     10,025                       8,883
 10/31/2014                     10,081                       8,988
 11/30/2014                      9,975                       8,893
 12/31/2014                      9,556                       8,483
  1/31/2015                      9,632                       8,534
  2/28/2015                      9,910                       8,798
  3/31/2015                      9,743                       8,673
  4/30/2015                     10,415                       9,340
  5/31/2015                     10,046                       8,966
  6/30/2015                      9,778                       8,733
  7/31/2015                      9,124                       8,128
  8/31/2015                      8,328                       7,393
  9/30/2015                      8,153                       7,170
 10/31/2015                      8,619                       7,682
 11/30/2015                      8,343                       7,382
 12/31/2015                      8,136                       7,218
  1/31/2016                      7,759                       6,750
  2/29/2016                      7,713                       6,738
  3/31/2016                      8,727                       7,630
  4/30/2016                      8,831                       7,672
  5/31/2016                      8,453                       7,385
  6/30/2016                      8,921                       7,681
  7/31/2016                      9,411                       8,067
  8/31/2016                      9,505                       8,268
  9/30/2016                      9,632                       8,374
 10/31/2016                      9,643                       8,394
 11/30/2016                      9,119                       8,008
 12/31/2016                      9,141                       8,025
  1/31/2017                      9,700                       8,464
  2/28/2017                     10,079                       8,723
  3/31/2017                     10,392                       8,944
  4/30/2017                     10,576                       9,139
  5/31/2017                     10,782                       9,410
  6/30/2017                     10,878                       9,504
  7/31/2017                     11,413                      10,071
  8/31/2017                     11,678                      10,296           Past performance is not predictive of
  9/30/2017                     11,590                      10,255           future performance.
 10/31/2017                     11,959                      10,614           The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS               redemption of fund shares.
          -----------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                24.02%       5.43%       1.80%               rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

    Russell 3000(R) Index............................................ 23.98%
    Russell Microcap(R) Index (micro-cap stocks)..................... 29.52%
    Russell 2000(R) Index (small-cap stocks)......................... 27.85%
    Russell 1000(R) Index (large-cap stocks)......................... 23.67%
    Dow Jones U.S. Select REIT Index/SM/.............................  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

    Russell 2000(R) Value Index (small-cap value stocks)............. 24.81%
    Russell 2000(R) Growth Index (small-cap growth stocks)........... 31.00%
    Russell 1000(R) Value Index (large-cap value stocks)............. 17.78%
    Russell 1000(R) Growth Index (large-cap growth stocks)........... 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

ENHANCED U.S. LARGE COMPANY PORTFOLIO

   The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500(R) Index. This strategy uses S&P 500(R) Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2017, 100% of the equity exposure consisted of S&P 500(R) Index futures contracts. The behavior of S&P 500(R) Index futures contracts is determined principally by the performance of the S&P 500(R) Index.

   For the 12 months ended October 31, 2017, the total return was 23.53% for the Portfolio and 23.63% for the S&P 500(R) Index, the Portfolio's benchmark. Relative to the benchmark, the Portfolio's underperformance was primarily due to the performance of the fixed income component of the Portfolio. The net return of the fixed income component was less than the financing cost of the S&P 500(R) Index futures contracts that the Portfolio purchased throughout the year.

U.S. LARGE CAP EQUITY PORTFOLIO

   The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller total market capitalization large company stocks, low relative price (value) stocks, and higher-profitability stocks relative to the U.S. large-cap universe. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 850 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.16% for the Portfolio and 23.67% for the Russell 1000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-cap stocks for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

U.S. LARGE CAP VALUE PORTFOLIO

   The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 300 securities. In general, average cash exposure throughout the year was less than those stocks 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.11% for the Portfolio and 17.78% for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on smaller stocks within the large-cap universe contributed positively to performance relative to the benchmark, as those stocks generally outperformed the benchmark. With the lowest relative price (deep value) stocks outperforming among large-cap value stocks, the Master Fund's greater emphasis on deep value stocks also benefited relative performance. Within the value portion of the market, stocks with higher profitability outperformed stocks with lower profitability and the Master Fund's greater emphasis on stocks with higher profitability contributed to relative performance. At the sector level, the Master Fund's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

U.S. TARGETED VALUE PORTFOLIO

   The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. Value is measured primarily by book-to-market ratio. The U.S. Targeted Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,400 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 23.32% for the Portfolio's Class R1 shares, 23.17% for the Portfolio's Class R2 shares, 23.46% for the Portfolio's Institutional Class shares, and 24.81% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With mid-cap stocks underperforming smaller stocks for the year, the Portfolio's inclusion of mid-caps detracted from performance relative to the benchmark. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks generally underperformed higher relative price (growth) stocks for the period. The Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

U.S. SMALL CAP VALUE PORTFOLIO

   The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks. Value is measured primarily by book-to-market ratio. The U.S. Small Cap Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,000 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.67% for the Portfolio and 24.81% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as among small caps, deeper value stocks generally underperformed higher relative price (growth) stocks for the period. The Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark for the year.

U.S. CORE EQUITY 1 PORTFOLIO

   The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.93% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. Additionally, the Portfolio's greater emphasis on small-cap stocks had a positive impact on relative performance, as small-caps generally outperformed large-caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

U.S. CORE EQUITY 2 PORTFOLIO

   The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,700 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.36% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks contributed positively to relative performance, as small-caps generally outperformed large-caps for the period. Additionally, the Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

U.S. VECTOR EQUITY PORTFOLIO

   The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.73% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks had a positive impact on relative performance, as small-caps generally outperformed large-caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) benefited performance relative to the benchmark, as REITs underperformed the benchmark.

U.S. SMALL CAP PORTFOLIO

   The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,900 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.21% for the Portfolio and 27.85% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's general exclusion of stocks with low profitability and high relative price detracted from performance relative to the benchmark, as those stocks outperformed for the year. This was partially offset by the Portfolio's general exclusion of real estate investment trusts (REITs), as REITs underperformed.

U.S. MICRO CAP PORTFOLIO

   The U.S. Micro Cap Portfolio invests in a broadly diversified group of the smallest U.S. stocks and generally invests in smaller market cap securities than the U.S. Small Cap Portfolio. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,500 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 28.91% for the Portfolio and 27.85% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With micro-cap stocks outperforming small-cap stocks for the year, the Portfolio's emphasis on micro-caps contributed positively to performance relative to the benchmark. Conversely, the Portfolio's general exclusion of stocks with low profitability and high relative price detracted from relative performance, as those stocks outperformed for the year. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed.

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

   The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 240 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   From inception on May 16, 2017, through October 31, 2017, total returns were 9.84% for the Portfolio and 8.20% for the Russell 1000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

DFA REAL ESTATE SECURITIES PORTFOLIO

   The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of U.S. real estate securities. As of October 31, 2017, the Portfolio held approximately 150 securities. In general, cash exposure was low throughout the year with an average cash balance of less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 5.86% for the Portfolio, 23.63% for the S&P 500(R) Index, and 3.94% for the Dow Jones U.S. Select REIT Index/SM/, the Portfolio's benchmarks. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. real estate securities market rather than by the behavior of a limited number of securities. The Portfolio's outperformance was primarily driven by differences in REIT eligibility between the Portfolio and the benchmark, most notably among data center REITs.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------
                                                                  RETURN IN U.S. DOLLARS
-                                                                 ----------------------
MSCI World ex USA Index..........................................         22.74%
MSCI World ex USA Small Cap Index................................         25.86%
MSCI World ex USA Value Index....................................         23.05%
MSCI World ex USA Growth Index...................................         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------
                                                                  RETURN IN U.S. DOLLARS
-                                                                 ----------------------
MSCI Emerging Markets Index......................................         26.45%
MSCI Emerging Markets Small Cap Index............................         20.72%
MSCI Emerging Markets Value Index................................         20.70%
MSCI Emerging Markets Growth Index...............................         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

 GLOBAL REAL ESTATE MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2017

   Publicly traded global real estate investment trusts (REITs) had positive returns for the period. REITs generally underperformed developed non-U.S., U.S., and emerging markets equities. The U.S. REIT market, the world's largest, had positive performance for the period but underperformed non-U.S. REITs. Among larger REIT markets, the U.K., Singapore, and Hong Kong were among the strongest performers, while Japanese REITs lagged. At the industry level, hotel and resort REITs were the strongest performers, while retail REITs were the weakest.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                            RETURN IN U.S. DOLLARS
             -                              ----------------------
             S&P Global ex U.S. REIT Index.         5.70%
             S&P Global REIT Index.........         4.31%

----------
Source: Returns are of Standard and Poor's (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2017. All rights reserved.

   For portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

LARGE CAP INTERNATIONAL PORTFOLIO

   The Large Cap International Portfolio seeks to capture the returns of a broadly diversified portfolio of developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalization large company stocks, low relative

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price (value) stocks, and higher-profitability stocks relative to the international large-cap universe. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. As of October 31, 2017, the Portfolio held approximately 1,400 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 23.79% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. Within the large cap universe, smaller stocks outperformed for the period. As a result, the Portfolio's greater emphasis on the smaller large cap stocks contributed positively to performance relative to the benchmark. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark.

INTERNATIONAL CORE EQUITY PORTFOLIO

   The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 5,300 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.02% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks), as small-caps generally outperformed large-caps in developed markets outside the U.S. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark.

INTERNATIONAL SMALL COMPANY PORTFOLIO

   The International Small Company Portfolio is designed to capture the returns of developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Funds collectively held approximately 4,500 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.54% for the Portfolio and 25.86% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Funds' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. At the sector level, the Master Funds generally exclude real estate investment trusts (REITs). This exclusion contributed positively to the Master Funds' performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Master Funds' exclusion of companies with the lowest profitability and highest relative price also benefited relative performance, as those companies underperformed for the period. At the country level, the Master Funds' greater emphasis on micro-cap securities had a positive impact in Japan.

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GLOBAL SMALL COMPANY PORTFOLIO

   The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of six Master Funds and one portfolio (which shall be collectively referred to below as the "Underlying Funds") managed by Dimensional that invest individually in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and Emerging Markets. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Underlying Funds collectively held approximately 10,400 securities in 42 eligible developed and emerging markets. In general, average cash exposure throughout the period since the Portfolio launched was less than 1% of the Portfolio's assets.

   From the Portfolio's inception on January 18, 2017, through to October 31, 2017, total returns were 15.30% for the Portfolio and 17.01% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited number of stocks. During this shortened reporting period, securities with smaller market capitalizations generally underperformed those with larger market capitalizations. The Underlying Funds' greater emphasis on micro- and smaller-cap securities in the U.S. was the primary driver of underperformance relative to the benchmark. The Underlying Funds' general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed the benchmark for the period.

JAPANESE SMALL COMPANY PORTFOLIO

   The Japanese Small Company Portfolio is designed to capture the returns of Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held over 1,700 securities. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 26.56% for the Portfolio and 21.15% for the MSCI Japan Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the Japanese equity market rather than by the behavior of a limited number of stocks. The Master Fund's greater allocation to micro-cap stocks benefited performance relative to the benchmark, as micro-caps generally outperformed other small-cap stocks in Japan. At the sector level, the Master Fund generally excludes real estate investment trusts (REITs). This exclusion also contributed positively to the Portfolio's relative performance, as REITs underperformed most other sectors for the period.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

   The Asia Pacific Small Company Portfolio is designed to capture the returns of small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 900 securities across the eligible countries. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 15.70% for the Portfolio and 16.75% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in Asia Pacific

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



equity markets rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on micro-cap stocks and consequent lesser allocation to other small-cap stocks detracted from performance relative to the benchmark, as micro-cap stocks generally underperformed in Asia Pacific equity markets. The Master Fund's exclusion of companies with the lowest profitability and highest relative price contributed positively to relative performance, as those companies underperformed for the period.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

   The United Kingdom Small Company Portfolio is designed to capture the returns of small company stocks in the U.K. by purchasing shares of the United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, the Advisor may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 330 securities. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 29.28% for the Portfolio and 32.13% for the MSCI UK Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the U.K. equity market rather than by the behavior of a limited number of stocks. By design, the Master Fund provides consistent and diversified exposure to small companies in the U.K. Due to differences in methodology, the Master Fund may invest in or hold small-cap securities with higher market capitalizations that the benchmark does not hold. The Master Fund's holdings of these securities underperformed for the period and detracted from the Master Fund's performance relative to the benchmark. Additionally, the Master Fund may exclude securities that are included in the benchmark but listed on exchanges not yet approved for investment by Dimensional. The Master Fund's exclusion of these securities also detracted from relative performance, as those stocks generally outperformed for the period. The Master Fund's general exclusions of real estate investment trusts (REITs) and companies with the lowest profitability and highest relative price contributed positively to relative performance, as those securities generally underperformed for the period.

CONTINENTAL SMALL COMPANY PORTFOLIO

   The Continental Small Company Portfolio is designed to capture the returns of small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 1,200 securities in 15 eligible countries. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 33.68% for the Portfolio and 34.23% for the MSCI Europe ex UK Small Cap Index (net dividends), the Portfolio's benchmark. Due to differences in methodology, the Master Fund and the benchmark may have different definitions for the maximum market capitalization of small-cap securities on a country-by-country basis. As a result, the Master Fund and the benchmark may invest in or hold small-cap securities that the other does not hold. Differences in holdings of these securities detracted from the Master Fund's performance relative to the benchmark. The Master Fund's exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as those securities underperformed for the period.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

   The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2017, the Portfolio held approximately 300 securities in 21 approved developed ex U.S. and emerging markets countries. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 5.46% for the Portfolio and 5.70% for the S&P Global ex US REIT Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified approach, performance was generally determined by broad trends in international real estate securities markets rather than by the behavior of a limited number of stocks. The Portfolio's lesser allocation to Spain detracted from performance relative to the benchmark, as did holdings differences among diversified REITs. These holdings differences were due to methodology differences between the Portfolio and the benchmark. Withholding tax rate differences between the Portfolio and the benchmark had a positive impact on relative performance for the period.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

   The DFA Global Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified group of real estate securities in developed and emerging markets. As of October 31, 2017, the Portfolio invested in the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2017, the Portfolio held, either directly or through the underlying portfolios, approximately 440 securities in 22 approved developed and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 5.82% for the Portfolio and 4.31% for the S&P Global REIT Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified approach, performance was generally determined by broad trends in global real estate markets rather than by the behavior of a limited number of stocks. At the country level, holdings differences between the Portfolio and the benchmark in the U.S. contributed positively to relative performance. These holdings differences were primarily driven by differences in REIT eligibility between the Portfolio and the benchmark, most notably among data center REITs. Withholding tax rate differences between the Portfolio and the benchmark also had a positive impact on relative performance for the period.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

   The DFA International Small Cap Value Portfolio is designed to capture the returns of small-cap value stocks in developed ex U.S. markets. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held over 2,100 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 27.49% for the Portfolio and 25.86% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. At the sector level, the Portfolio generally excludes real estate investment trusts (REITs). This exclusion benefited the Portfolio's performance relative to the benchmark, as REITs underperformed most other sectors for the period. At the country level, the Portfolio's greater focus on small-caps and micro-caps had a positive impact in Japan.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

   The International Vector Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 4,900 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.83% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of

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



large- and mid-cap stocks), as small-caps generally outperformed large-caps in developed markets outside the U.S. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

   The International High Relative Profitability Portfolio seeks to capture the returns of developed ex U.S. large-cap stocks with higher profitability. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 480 securities in 22 eligible developed markets. In general, average cash exposure since inception was less than 1% of the Portfolio's assets.

   From inception on May 16, 2017, through October 31, 2017, total returns were 7.38% for the Portfolio and 7.34% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With mid-cap stocks generally outperforming large-cap stocks for the period, the Portfolio's emphasis on mid-cap stocks contributed positively to performance relative to the benchmark. This was partially offset by the Portfolio's focus on stocks with high profitability, as these stocks generally underperformed for the period and detracted from relative performance.

WORLD EX U.S. VALUE PORTFOLIO

   The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the "Underlying Funds"); or by a combination of securities and Underlying Funds. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Underlying Funds collectively held approximately 5,000 securities in 41 eligible developed ex U.S. and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.97% for the Portfolio and 23.64% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks in developed ex U.S. markets for the period, the Underlying Funds' focus on value stocks contributed positively to the Portfolio's performance relative to the benchmark. The Underlying Funds' general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

WORLD EX U.S. TARGETED VALUE PORTFOLIO

   The World ex U.S. Targeted Value Portfolio is designed to capture the returns of small- and mid-cap value stocks in developed ex U.S. and emerging markets. Value is measured primarily by book-to-market ratio. The World ex U.S. Targeted Value Portfolio may also consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 4,400 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 27.61% for the Portfolio and 24.70% for the MSCI All Country World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging markets rather than by the behavior of a limited number of stocks. Within the small cap universe, high-profitability stocks generally outperformed low-profitability stocks for the period. As a result, the Portfolio's greater emphasis on high-profitability stocks contributed positively to performance relative to the

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benchmark. At the sector level, the Portfolio generally excludes real estate investment trusts (REITs). This exclusion also had a positive impact on the Portfolio's relative performance, as REITs underperformed most other sectors for the period.

WORLD EX U.S. CORE EQUITY PORTFOLIO

   The World ex U.S. Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 8,300 securities in 43 eligible developed and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.33% for the Portfolio and 23.64% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With developed ex U.S. small-caps generally outperforming large-caps for the period, the Portfolio's inclusion of and emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks). At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

WORLD CORE EQUITY PORTFOLIO

   The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio's investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Underlying Funds collectively held more than 12,000 equity securities in 44 countries.

   For the 12 months ended October 31, 2017, total returns were 25.14% for the Portfolio and 23.20% for the MSCI All Country World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited group of stocks. With U.S. and developed ex U.S. small-caps generally outperforming large-caps for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks contributed positively to Portfolio's performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks). At the sector level, the Underlying Funds' general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

   The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the "Underlying Funds"). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Underlying Funds collectively held more than 12,000 equity securities in 44 countries.

   For the 12 months ended October 31, 2017, total returns were 24.54% for the Portfolio and 23.20% for the MSCI All Country World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets (rather than by the behavior of a limited group of stocks in a particular industry or country) and by the effect of the Portfolio's currency hedging activity. With U.S. and developed ex U.S. small-caps generally outperforming large for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks contributed positively to Portfolio's performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks). At the sector level, the Underlying Funds' general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark. The Portfolio's strategy of selectively hedging foreign currency exposure slightly detracted from relative performance, as the U.S. dollar generally depreciated against the currencies that it had hedged and the benchmark does not hedge currency exposure.

EMERGING MARKETS PORTFOLIO

   The Emerging Markets Portfolio is designed to capture the returns of large-cap stocks in selected emerging markets countries by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalization large company stocks, low relative price (value) stocks, and higher-profitability stocks relative to the emerging markets large-cap universe. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. As of October 31, 2017, the Master Fund held approximately 1,100 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 24.83% for the Portfolio and 26.45% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on smaller market cap stocks within the large-cap space detracted from the Portfolio's performance relative to the benchmark (which is composed of mostly mid- and large-cap stocks), as smaller stocks within the large-cap space generally underperformed other large-caps for the period. At the country level, the Master Fund's lesser allocation to China detracted from relative performance, as China was among the strongest-performing countries in the benchmark. Conversely, the Master Fund's lack of exposure to Qatar and the U.A.E., (both of which were included in the benchmark) contributed positively to relative performance, as those countries underperformed.

EMERGING MARKETS SMALL CAP PORTFOLIO

   The Emerging Markets Small Cap Portfolio is designed to capture the returns of small company stocks in selected emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund's investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 4,000 securities across 17 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 21.00% for the Portfolio and 26.45% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified approach, performance was principally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-caps generally underperforming large-caps for the year, the Master Fund's focus on small-caps was the primary driver of the Portfolio's underperformance relative to the benchmark (which is composed of mostly mid- and large-cap stocks). At the country level, the Master Fund's lesser allocation to China detracted from relative performance, as China was among the strongest-performing countries in the benchmark.

EMERGING MARKETS VALUE PORTFOLIO

   The Emerging Markets Value Portfolio is designed to capture the returns of value stocks of large and small companies in selected emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 2,400 securities across 19 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 24.11% for the Portfolio's Class R2 shares, 24.41% for the Portfolio's Institutional
Class shares, and 26.45% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Portfolio's performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With low relative price (value) underperforming high relative price (growth) stocks among large-caps for the period, the Master Fund's focus on value stocks had a negative impact on performance relative to the style-neutral benchmark. At the country level, the Master Fund's lesser allocation to China detracted from relative performance, as China was among the strongest-performing countries in the benchmark. The Master Fund's greater focus on value securities in India had a positive impact on relative performance, as these securities outperformed.

EMERGING MARKETS CORE EQUITY PORTFOLIO

   The Emerging Markets Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 4,800 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.02% for the Portfolio and 26.45% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks were the primary drivers of underperformance relative to the benchmark (which is mostly composed of large- and mid-cap stocks), as small-caps generally underperformed larger company securities for the period. Additionally, with low relative price (value) stocks generally underperforming high relative price (growth) stocks in emerging markets, the Portfolio's greater emphasis on value stocks detracted from relative performance. At the country level, the Portfolio's lesser allocation to China also detracted from relative performance, as China was among the stronger performers in the benchmark for the period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2017
 EXPENSE TABLES
                                        BEGINNING  ENDING              EXPENSES
                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                          VALUE    VALUE     EXPENSE    DURING
                                        05/01/17  10/31/17    RATIO*   PERIOD*
                                        --------- --------- ---------- --------
 ENHANCED U.S. LARGE COMPANY PORTFOLIO
 -------------------------------------
 Actual Fund Return
  Institutional Class Shares........... $1,000.00 $1,090.00    0.15%    $0.79
 Hypothetical 5% Annual Return
  Institutional Class Shares........... $1,000.00 $1,024.45    0.15%    $0.77

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                     BEGINNING  ENDING              EXPENSES
                                      ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                       VALUE    VALUE     EXPENSE    DURING
                                     05/01/17  10/31/17    RATIO*   PERIOD*
                                     --------- --------- ---------- --------
   U.S. LARGE CAP EQUITY PORTFOLIO
   -------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,088.40    0.18%    $0.95
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,024.30    0.18%    $0.92

   U.S. LARGE CAP VALUE PORTFOLIO**
   --------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,077.50    0.27%    $1.41
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.84    0.27%    $1.38

   U.S. TARGETED VALUE PORTFOLIO
   -----------------------------
   Actual Fund Return
    Class R1 Shares................. $1,000.00 $1,058.80    0.47%    $2.44
    Class R2 Shares................. $1,000.00 $1,057.80    0.62%    $3.22
    Institutional Class Shares...... $1,000.00 $1,059.30    0.37%    $1.92
   Hypothetical 5% Annual Return
    Class R1 Shares................. $1,000.00 $1,022.84    0.47%    $2.40
    Class R2 Shares................. $1,000.00 $1,022.08    0.62%    $3.16
    Institutional Class Shares...... $1,000.00 $1,023.34    0.37%    $1.89

   U.S. SMALL CAP VALUE PORTFOLIO
   ------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,059.00    0.52%    $2.70
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,022.58    0.52%    $2.65

   U.S. CORE EQUITY 1 PORTFOLIO
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,089.10    0.19%    $1.00
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,024.25    0.19%    $0.97

   U.S. CORE EQUITY 2 PORTFOLIO
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,082.30    0.22%    $1.15
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,024.10    0.22%    $1.12

   U.S. VECTOR EQUITY PORTFOLIO
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,071.40    0.32%    $1.67
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.59    0.32%    $1.63

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                BEGINNING  ENDING              EXPENSES
                                                 ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                  VALUE    VALUE     EXPENSE    DURING
                                                05/01/17  10/31/17    RATIO*   PERIOD*
                                                --------- --------- ---------- --------
U.S. SMALL CAP PORTFOLIO
------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,065.50    0.37%    $1.93
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,023.34    0.37%    $1.89

U.S. MICRO CAP PORTFOLIO
------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,083.90    0.52%    $2.73
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,022.58    0.52%    $2.65

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO****
----------------------------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,098.40    0.25%    $1.21
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,021.86    0.25%    $1.16

DFA REAL ESTATE SECURITIES PORTFOLIO
------------------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,021.20    0.18%    $0.92
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,024.30    0.18%    $0.92

LARGE CAP INTERNATIONAL PORTFOLIO
---------------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,113.20    0.23%    $1.23
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,024.05    0.23%    $1.17

INTERNATIONAL CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,125.70    0.29%    $1.55
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,023.74    0.29%    $1.48

INTERNATIONAL SMALL COMPANY PORTFOLIO***
----------------------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,123.90    0.53%    $2.84
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,022.53    0.53%    $2.70

GLOBAL SMALL COMPANY PORTFOLIO***
---------------------------------
Actual Fund Return
 Institutional Class Shares.................... $1,000.00 $1,090.80    0.52%    $2.74
Hypothetical 5% Annual Return
 Institutional Class Shares.................... $1,000.00 $1,022.58    0.52%    $2.65

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                    BEGINNING  ENDING              EXPENSES
                                                     ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                      VALUE    VALUE     EXPENSE    DURING
                                                    05/01/17  10/31/17    RATIO*   PERIOD*
                                                    --------- --------- ---------- --------
JAPANESE SMALL COMPANY PORTFOLIO**
----------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,184.10    0.53%    $2.92
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.53    0.53%    $2.70

ASIA PACIFIC SMALL COMPANY PORTFOLIO**
--------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,103.80    0.54%    $2.86
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.48    0.54%    $2.75

UNITED KINGDOM SMALL COMPANY PORTFOLIO**
----------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,073.40    0.59%    $3.08
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.23    0.59%    $3.01

CONTINENTAL SMALL COMPANY PORTFOLIO**
-------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,132.00    0.56%    $3.01
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.38    0.56%    $2.85

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,016.00    0.28%    $1.42
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,023.79    0.28%    $1.43

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO*****
------------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,021.60    0.24%    $1.22
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,024.00    0.24%    $1.22

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
-------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,125.40    0.68%    $3.64
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.78    0.68%    $3.47

INTERNATIONAL VECTOR EQUITY PORTFOLIO
-------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,128.80    0.49%    $2.63
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.74    0.49%    $2.50

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                         BEGINNING  ENDING              EXPENSES
                                                          ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                           VALUE    VALUE     EXPENSE    DURING
                                                         05/01/17  10/31/17    RATIO*   PERIOD*
                                                         --------- --------- ---------- --------
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO****
-------------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,000.00    0.32%    $1.47
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,021.54    0.32%    $1.49

WORLD EX U.S. VALUE PORTFOLIO***
--------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,127.80    0.51%    $2.74
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,022.63    0.51%    $2.60

WORLD EX U.S. TARGETED VALUE PORTFOLIO
--------------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,120.30    0.65%    $3.47
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,021.93    0.65%    $3.31

WORLD EX U.S. CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,125.80    0.38%    $2.04
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,023.29    0.38%    $1.94

WORLD CORE EQUITY PORTFOLIO***
------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,106.60    0.35%    $1.86
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,023.44    0.35%    $1.79

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO***
---------------------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,099.10    0.35%    $1.85
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,023.44    0.35%    $1.79

EMERGING MARKETS PORTFOLIO**
----------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,143.00    0.48%    $2.59
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,022.79    0.48%    $2.45

EMERGING MARKETS SMALL CAP PORTFOLIO**
--------------------------------------
Actual Fund Return
 Institutional Class Shares............................. $1,000.00 $1,101.70    0.74%    $3.92
Hypothetical 5% Annual Return
 Institutional Class Shares............................. $1,000.00 $1,021.48    0.74%    $3.77

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                        BEGINNING  ENDING              EXPENSES
                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                          VALUE    VALUE     EXPENSE    DURING
                                        05/01/17  10/31/17    RATIO*   PERIOD*
                                        --------- --------- ---------- --------
EMERGING MARKETS VALUE PORTFOLIO**
----------------------------------
Actual Fund Return
 Class R2 Shares....................... $1,000.00 $1,114.10    0.82%    $4.37
 Institutional Class Shares............ $1,000.00 $1,115.80    0.57%    $3.04
Hypothetical 5% Annual Return
 Class R2 Shares....................... $1,000.00 $1,021.07    0.82%    $4.18
 Institutional Class Shares............ $1,000.00 $1,022.33    0.57%    $2.91

EMERGING MARKETS CORE EQUITY PORTFOLIO
--------------------------------------
Actual Fund Return
 Institutional Class Shares............ $1,000.00 $1,130.70    0.53%    $2.85
Hypothetical 5% Annual Return
 Institutional Class Shares............ $1,000.00 $1,022.53    0.53%    $2.70

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period
     (184), then divided by the number of days in the year (365) to reflect the six-month period.

** The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

*** The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

**** The Portfolios commenced operations on May 16, 2017. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (168), then divided by the number of days in the year
     (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 184 day period for the period ended October 31, 2017 to allow for comparability.

*****The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund's portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company's holdings, which reflect the investments by category or country.

FEEDER FUNDS

                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
U.S. Large Cap Value Portfolio..............................              100.0%
Japanese Small Company Portfolio............................              100.0%
Asia Pacific Small Company Portfolio........................              100.0%
United Kingdom Small Company Portfolio......................              100.0%
Continental Small Company Portfolio.........................              100.0%
Emerging Markets Portfolio..................................              100.0%
Emerging Markets Small Cap Portfolio........................              100.0%
Emerging Markets Value Portfolio............................              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


FUND OF FUNDS

 International Small Company Portfolio................................. 100.0%
 Global Small Company Portfolio........................................ 100.0%
 World ex U.S. Value Portfolio......................................... 100.0%
 World Core Equity Portfolio........................................... 100.0%
 Selectively Hedged Global Equity Portfolio............................ 100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

       ENHANCED U.S. LARGE COMPANY PORTFOLIO
Corporate....................................  35.7%
Foreign Corporate............................  24.8%
Foreign Government...........................  18.5%
Government...................................  19.7%
Supranational................................   1.3%
                                              -----
                                              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

          U.S. LARGE CAP EQUITY PORTFOLIO
Consumer Discretionary.......................  14.4%
Consumer Staples.............................   7.8%
Energy.......................................   5.1%
Financials...................................  14.8%
Health Care..................................  13.4%
Industrials..................................  12.2%
Information Technology.......................  23.2%
Materials....................................   4.0%
Real Estate..................................   0.2%
Telecommunication Services...................   2.3%
Utilities....................................   2.6%
                                              -----
                                              100.0%

           U.S. TARGETED VALUE PORTFOLIO
Consumer Discretionary.......................  15.9%
Consumer Staples.............................   2.5%
Energy.......................................   9.7%
Financials...................................  24.3%
Health Care..................................   5.6%
Industrials..................................  21.7%
Information Technology.......................  12.6%
Materials....................................   5.8%
Real Estate..................................   0.5%
Telecommunication Services...................   0.7%
Utilities....................................   0.7%
                                              -----
                                              100.0%

          U.S. SMALL CAP VALUE PORTFOLIO
Consumer Discretionary.......................  15.3%
Consumer Staples.............................   4.4%
Energy.......................................   9.0%
Financials...................................  26.9%
Health Care..................................   4.8%
Industrials..................................  18.3%
Information Technology.......................  14.5%
Materials....................................   5.6%
Real Estate..................................   0.2%
Telecommunication Services...................   1.0%
                                              -----
                                              100.0%

           U.S. CORE EQUITY 1 PORTFOLIO
Consumer Discretionary.......................  15.2%
Consumer Staples.............................   6.9%
Energy.......................................   4.8%
Financials...................................  15.8%
Health Care..................................  11.7%
Industrials..................................  13.8%
Information Technology.......................  21.9%
Materials....................................   4.7%
Real Estate..................................   0.3%
Telecommunication Services...................   2.0%
Utilities....................................   2.9%
                                              -----
                                              100.0%

           U.S. CORE EQUITY 2 PORTFOLIO
Consumer Discretionary.......................  14.5%
Consumer Staples.............................   6.0%
Energy.......................................   5.3%
Financials...................................  19.3%
Health Care..................................  11.0%
Industrials..................................  14.6%
Information Technology.......................  19.7%
Materials....................................   5.0%
Real Estate..................................   0.4%
Telecommunication Services...................   2.2%
Utilities....................................   2.0%
                                              -----
                                              100.0%

           U.S. VECTOR EQUITY PORTFOLIO
Consumer Discretionary.......................  13.9%
Consumer Staples.............................   4.3%
Energy.......................................   6.6%
Financials...................................  24.5%
Health Care..................................   8.3%
Industrials..................................  16.9%
Information Technology.......................  15.8%
Materials....................................   5.7%
Real Estate..................................   0.5%
Telecommunication Services...................   2.4%
Utilities....................................   1.1%
                                              -----
                                              100.0%

             U.S. SMALL CAP PORTFOLIO
Consumer Discretionary.......................  15.5%
Consumer Staples.............................   4.2%
Energy.......................................   4.4%
Financials...................................  21.0%
Health Care..................................   8.4%
Industrials..................................  20.1%
Information Technology.......................  15.2%
Materials....................................   5.5%
Real Estate..................................   0.6%
Telecommunication Services...................   1.2%
Utilities....................................   3.9%
                                              -----
                                              100.0%

             U.S. MICRO CAP PORTFOLIO
Consumer Discretionary.......................  14.1%
Consumer Staples.............................   3.5%
Energy.......................................   3.4%
Financials...................................  22.1%
Health Care..................................  10.0%
Industrials..................................  22.2%
Information Technology.......................  14.0%
Materials....................................   5.5%
Real Estate..................................   1.0%
Telecommunication Services...................   1.8%
Utilities....................................   2.4%
                                              -----
                                              100.0%

    U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
Consumer Discretionary.......................  21.9%
Consumer Staples.............................  12.5%
Energy.......................................   0.8%
Financials...................................   3.4%
Health Care..................................   8.2%
Industrials..................................  19.7%
Information Technology.......................  25.4%
Materials....................................   4.8%
Telecommunication Services...................   3.0%
Utilities....................................   0.3%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


       DFA REAL ESTATE SECURITIES PORTFOLIO
Real Estate Investment Trusts................ 100.0%
                                              -----
                                              100.0%

         LARGE CAP INTERNATIONAL PORTFOLIO
Consumer Discretionary.......................  13.1%
Consumer Staples.............................  10.2%
Energy.......................................   6.2%
Financials...................................  21.0%
Health Care..................................   8.8%
Industrials..................................  15.3%
Information Technology.......................   5.9%
Materials....................................  10.3%
Real Estate..................................   1.9%
Telecommunication Services...................   4.0%
Utilities....................................   3.3%
                                              -----
                                              100.0%

        INTERNATIONAL CORE EQUITY PORTFOLIO
Consumer Discretionary.......................  16.3%
Consumer Staples.............................   7.0%
Energy.......................................   5.7%
Financials...................................  17.8%
Health Care..................................   5.3%
Industrials..................................  18.7%
Information Technology.......................   6.9%
Materials....................................  13.6%
Real Estate..................................   2.4%
Telecommunication Services...................   3.2%
Utilities....................................   3.1%
                                              -----
                                              100.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
Real Estate.................................. 100.0%
                                              -----
                                              100.0%

    DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
Affiliated Investment Companies..............  58.6%
Real Estate..................................  41.4%
                                              -----
                                              100.0%

    DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
Consumer Discretionary.......................  16.4%
Consumer Staples.............................   4.4%
Energy.......................................   5.9%
Financials...................................  19.9%
Health Care..................................   1.6%
Industrials..................................  23.9%
Information Technology.......................   5.5%
Materials....................................  16.9%
Real Estate..................................   3.2%
Telecommunication Services...................   0.6%
Utilities....................................   1.7%
                                              -----
                                              100.0%

       INTERNATIONAL VECTOR EQUITY PORTFOLIO
Consumer Discretionary.......................  15.7%
Consumer Staples.............................   6.2%
Energy.......................................   6.7%
Financials...................................  18.1%
Health Care..................................   4.6%
Industrials..................................  19.5%
Information Technology.......................   7.6%
Materials....................................  14.7%
Real Estate..................................   2.5%
Telecommunication Services...................   2.1%
Utilities....................................   2.3%
                                              -----
                                              100.0%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
Consumer Discretionary.......................  17.6%
Consumer Staples.............................  12.1%
Energy.......................................   1.9%
Financials...................................   5.8%
Health Care..................................  11.6%
Industrials..................................  21.7%
Information Technology.......................   5.9%
Materials....................................  12.6%
Real Estate..................................   0.5%
Telecommunication Services...................   7.2%
Utilities....................................   3.1%
                                              -----
                                              100.0%

      WORLD EX U.S. TARGETED VALUE PORTFOLIO
Consumer Discretionary.......................  16.3%
Consumer Staples.............................   4.9%
Energy.......................................   5.2%
Financials...................................  17.7%
Health Care..................................   2.7%
Industrials..................................  20.6%
Information Technology.......................   7.8%
Materials....................................  16.8%
Real Estate..................................   5.0%
Telecommunication Services...................   1.0%
Utilities....................................   2.0%
                                              -----
                                              100.0%

        WORLD EX U.S. CORE EQUITY PORTFOLIO
Consumer Discretionary.......................  14.9%
Consumer Staples.............................   7.1%
Energy.......................................   5.7%
Financials...................................  18.1%
Health Care..................................   4.8%
Industrials..................................  16.7%
Information Technology.......................  10.1%
Materials....................................  13.0%
Real Estate..................................   3.2%
Telecommunication Services...................   3.3%
Utilities....................................   3.1%
                                              -----
                                              100.0%

      EMERGING MARKETS CORE EQUITY PORTFOLIO
Consumer Discretionary.......................  11.4%
Consumer Staples.............................   7.4%
Energy.......................................   5.5%
Financials...................................  18.2%
Health Care..................................   3.3%
Industrials..................................   9.2%
Information Technology.......................  23.0%
Materials....................................  11.0%
Real Estate..................................   3.7%
Telecommunication Services...................   3.9%
Utilities....................................   3.4%
                                              -----
                                              100.0%

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
BONDS -- (79.6%)
AUSTRALIA -- (7.5%)
ANZ New Zealand Int'l, Ltd.
    2.600%, 09/23/19.............................       2,200 $ 2,222,192
Commonwealth Bank of Australia
##  1.375%, 09/06/18.............................       3,995   3,984,854
    5.000%, 10/15/19.............................       3,000   3,164,435
National Australia Bank, Ltd.
    2.125%, 05/22/20.............................       2,941   2,940,994
Westpac Banking Corp.
    2.250%, 07/30/18.............................       3,000   3,014,965
    2.250%, 01/17/19.............................       3,200   3,215,254
Other Securities.................................               5,340,414
                                                              -----------
TOTAL AUSTRALIA..................................              23,883,108
                                                              -----------

AUSTRIA -- (2.2%)
Oesterreichische Kontrollbank AG
    1.750%, 01/24/20.............................       5,000   4,989,016
Other Securities.................................               1,980,351
                                                              -----------
TOTAL AUSTRIA....................................               6,969,367
                                                              -----------

BELGIUM -- (0.4%)
Other Securities.................................               1,204,656
                                                              -----------

CANADA -- (14.1%)
Alberta, Province of Canada
    1.900%, 12/06/19.............................       4,600   4,591,164
Canada Housing Trust No 1
##  2.000%, 12/15/19............................. CAD   4,000   3,129,618
CPPIB Capital, Inc.
    1.400%, 06/04/20............................. CAD   6,200   4,769,016
Ontario, Province of Canada
    2.000%, 09/27/18.............................       2,200   2,206,283
Province of Ontario Canada
    4.400%, 04/14/20.............................       5,000   5,281,339
Quebec, Province of Canada
    4.500%, 12/01/19............................. CAD   2,500   2,052,186
Royal Bank of Canada
    2.000%, 12/10/18.............................       2,599   2,605,414
Saskatchewan, Province of Canada
    3.900%, 07/28/20............................. CAD   6,300   5,167,992
Toronto-Dominion Bank (The)
    1.950%, 01/22/19.............................       2,400   2,404,598
    2.563%, 06/24/20............................. CAD   3,000   2,362,887
Other Securities.................................              10,456,927
                                                              -----------
TOTAL CANADA.....................................              45,027,424
                                                              -----------

DENMARK -- (1.7%)
Kommunekredit
    1.250%, 08/27/18.............................       5,300   5,282,669
                                                              -----------

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
FINLAND -- (0.9%)
Other Securities.................................             $ 2,989,602
                                                              -----------

FRANCE -- (0.2%)
Other Securities.................................                 597,972
                                                              -----------

GERMANY -- (3.3%)
Other Securities.................................              10,583,693
                                                              -----------

IRELAND -- (1.2%)
Medtronic, Inc.
    2.500%, 03/15/20.............................       2,500   2,533,894
Other Securities.................................               1,218,071
                                                              -----------
TOTAL IRELAND....................................               3,751,965
                                                              -----------

JAPAN -- (4.3%)
Toyota Credit Canada, Inc.
    2.800%, 11/21/18............................. CAD   3,000   2,350,841
Toyota Motor Credit Corp.
    1.550%, 10/18/19.............................       2,500   2,486,139
Other Securities.................................               8,915,808
                                                              -----------
TOTAL JAPAN......................................              13,752,788
                                                              -----------

NETHERLANDS -- (7.2%)
Bank Nederlandse Gemeenten NV
##  1.000%, 09/20/18.............................       5,000   4,971,500
    1.875%, 06/11/19.............................       2,954   2,958,416
Cooperatieve Rabobank UA
    2.250%, 01/14/19.............................       4,144   4,165,363
Shell International Finance BV
    1.375%, 09/12/19.............................       3,000   2,976,990
Other Securities.................................               7,784,969
                                                              -----------
TOTAL NETHERLANDS................................              22,857,238
                                                              -----------

NORWAY -- (2.2%)
Statoil ASA
    2.250%, 11/08/19.............................       4,461   4,490,062
Other Securities.................................               2,396,159
                                                              -----------
TOTAL NORWAY.....................................               6,886,221
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (1.2%)
Council Of Europe Development Bank
    1.625%, 03/10/20.............................       3,000   2,983,652
Other Securities.................................                 989,060
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....               3,972,712
                                                              -----------

SWEDEN -- (0.8%)
Other Securities.................................               2,703,253
                                                              -----------

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                         FACE
                                                        AMOUNT^   VALUE+
                                                    -   -------   ------
                                                         (000)
SWITZERLAND -- (0.3%)
Other Securities...................................             $1,005,258
                                                                ----------

UNITED KINGDOM -- (1.5%)
BP Capital Markets P.L.C.
     2.315%, 02/13/20..............................       2,550  2,570,236
Other Securities...................................              2,185,127
                                                                ----------
TOTAL UNITED KINGDOM...............................              4,755,363
                                                                ----------

UNITED STATES -- (30.6%)
Apple, Inc.
     1.100%, 08/02/19..............................       3,000  2,969,949
Becton Dickinson and Co.
     2.675%, 12/15/19..............................       2,100  2,121,250
Bristol-Myers Squibb Co.
     1.600%, 02/27/19..............................       2,500  2,494,951
Chevron Corp.
     2.193%, 11/15/19..............................       3,500  3,526,471
Citizens Bank NA
     2.450%, 12/04/19..............................       2,200  2,213,324
Dominion Energy, Inc.
     2.500%, 12/01/19..............................       2,000  2,013,467
Eastman Chemical Co.
     2.700%, 01/15/20..............................       2,000  2,022,724
Enterprise Products Operating LLC
     5.250%, 01/31/20..............................       2,000  2,131,948
Exelon Generation Co. LLC
     2.950%, 01/15/20..............................       2,000  2,030,641
Humana, Inc.
     2.625%, 10/01/19..............................       2,000  2,022,634
Microsoft Corp.
     1.850%, 02/06/20..............................       3,000  3,001,244
Pfizer, Inc.
     2.100%, 05/15/19..............................       3,000  3,017,097
Ryder System, Inc.
     2.450%, 09/03/19..............................       2,000  2,014,220

                                                         FACE
                                                        AMOUNT^    VALUE+
                                                    -   -------    ------
                                                         (000)
UNITED STATES -- (Continued)
Scripps Networks Interactive, Inc.
      2.750%, 11/15/19.............................       2,000 $  2,018,514
Time Warner, Inc.
      4.875%, 03/15/20.............................       2,000    2,120,025
Tyson Foods, Inc.
      2.650%, 08/15/19.............................       2,000    2,020,207
Zimmer Biomet Holdings, Inc.
      2.700%, 04/01/20.............................       2,000    2,016,760
Other Securities...................................               58,054,163
                                                                ------------
TOTAL UNITED STATES................................               97,809,589
                                                                ------------
TOTAL BONDS........................................              254,032,878
                                                                ------------

U.S. TREASURY OBLIGATIONS -- (19.5%)
U.S. Treasury Notes
      0.875%, 09/15/19.............................       3,600    3,552,328
#     1.125%, 03/31/20.............................      22,700   22,408,270
      1.500%, 05/15/20.............................       3,500    3,483,457
      1.375%, 05/31/20.............................       2,500    2,480,078
      1.625%, 06/30/20.............................      28,500   28,436,543
Other Securities...................................                1,977,734
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS....................               62,338,410
                                                                ------------
TOTAL INVESTMENT SECURITIES........................              316,371,288
                                                                ------------

                                                        SHARES
                                                    -   ------       -
SECURITIES LENDING COLLATERAL -- (0.9%)
(S)@  DFA Short Term Investment Fund...............     261,629    3,027,311
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $320,452,313)..............................              $319,398,599
                                                                ============

At October 31, 2017, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                         UNREALIZED
                                                                          FOREIGN
                                                                          EXCHANGE
                                                        SETTLEMENT      APPRECIATION
CURRENCY PURCHASED CURRENCY SOLD    COUNTERPARTY           DATE        (DEPRECIATION)
------------------ -------------- -----------------     ----------     --------------
USD   29,525,577   CAD 36,929,390 Barclays Capital       11/20/17         $895,808
                                                                          --------
                                                    TOTAL APPRECIATION    $895,808
                                                                          ========

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED


At October 31, 2017, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...   2,516    12/15/17  $309,103,790 $323,645,660  $14,541,870
                                               ------------ ------------  -----------
TOTAL FUTURES CONTRACTS..                      $309,103,790 $323,645,660  $14,541,870
                                               ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                            ---------------------------------------------
                                              LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                            ----------- ------------ ------- ------------
Bonds......................................
 Australia.................................          -- $ 23,883,108   --    $ 23,883,108
 Austria...................................          --    6,969,367   --       6,969,367
 Belgium...................................          --    1,204,656   --       1,204,656
 Canada....................................          --   45,027,424   --      45,027,424
 Denmark...................................          --    5,282,669   --       5,282,669
 Finland...................................          --    2,989,602   --       2,989,602
 France....................................          --      597,972   --         597,972
 Germany...................................          --   10,583,693   --      10,583,693
 Ireland...................................          --    3,751,965   --       3,751,965
 Japan.....................................          --   13,752,788   --      13,752,788
 Netherlands...............................          --   22,857,238   --      22,857,238
 Norway....................................          --    6,886,221   --       6,886,221
 Supranational Organization Obligations....          --    3,972,712   --       3,972,712
 Sweden....................................          --    2,703,253   --       2,703,253
 Switzerland...............................          --    1,005,258   --       1,005,258
 United Kingdom............................          --    4,755,363   --       4,755,363
 United States.............................          --   97,809,589   --      97,809,589
U.S. Treasury Obligations..................          --   62,338,410   --      62,338,410
Securities Lending Collateral..............          --    3,027,311   --       3,027,311
Futures Contracts**........................ $14,541,870           --   --      14,541,870
Forward Currency Contracts**...............          --      895,808   --         895,808
                                            ----------- ------------   --    ------------
TOTAL...................................... $14,541,870 $320,294,407   --    $334,836,277
                                            =========== ============   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                PERCENTAGE
                                         SHARES     VALUE+    OF NET ASSETS**
                                         ------     ------    ---------------
  COMMON STOCKS -- (96.5%)
  Consumer Discretionary -- (13.9%)
  *   Amazon.com, Inc...................  20,794 $ 22,983,192            1.9%
      Comcast Corp. Class A............. 316,091   11,388,759            0.9%
      Home Depot, Inc. (The)............  59,866    9,924,585            0.8%
      McDonald's Corp...................  30,670    5,119,130            0.4%
      Walt Disney Co. (The).............  84,177    8,233,352            0.7%
      Other Securities..................          116,879,847            9.7%
                                                 ------------           -----
  Total Consumer Discretionary..........          174,528,865           14.4%
                                                 ------------           -----
  Consumer Staples -- (7.5%)
      Altria Group, Inc.................  95,185    6,112,781            0.5%
      Coca-Cola Co. (The)............... 179,524    8,254,513            0.7%
      PepsiCo, Inc......................  71,845    7,919,474            0.7%
      Philip Morris International, Inc..  58,561    6,127,823            0.5%
      Procter & Gamble Co. (The)........ 122,323   10,561,368            0.9%
      Wal-Mart Stores, Inc.............. 100,286    8,755,971            0.7%
      Other Securities..................           46,858,158            3.8%
                                                 ------------           -----
  Total Consumer Staples................           94,590,088            7.8%
                                                 ------------           -----
  Energy -- (4.9%)
      Chevron Corp......................  72,058    8,350,802            0.7%
      Exxon Mobil Corp.................. 133,564   11,132,559            0.9%
      Other Securities..................           41,636,112            3.5%
                                                 ------------           -----
  Total Energy..........................           61,119,473            5.1%
                                                 ------------           -----
  Financials -- (14.2%)
      American Express Co...............  48,878    4,668,827            0.4%
      Bank of America Corp.............. 329,638    9,028,785            0.7%
  *   Berkshire Hathaway, Inc. Class B..  73,310   13,704,571            1.1%
      Citigroup, Inc.................... 103,314    7,593,579            0.6%
      JPMorgan Chase & Co............... 168,714   16,974,315            1.4%
      Wells Fargo & Co.................. 224,831   12,622,012            1.0%
      Other Securities..................          113,939,874            9.5%
                                                 ------------           -----
  Total Financials......................          178,531,963           14.7%
                                                 ------------           -----
  Health Care -- (13.0%)
      AbbVie, Inc.......................  79,854    7,206,824            0.6%
      Amgen, Inc........................  34,461    6,038,256            0.5%
      Bristol-Myers Squibb Co...........  70,325    4,336,240            0.4%
      Gilead Sciences, Inc..............  82,089    6,153,391            0.5%
      Johnson & Johnson................. 127,822   17,819,665            1.5%
      Merck & Co., Inc.................. 128,699    7,090,028            0.6%
      Pfizer, Inc....................... 333,873   11,705,587            1.0%
      UnitedHealth Group, Inc...........  45,981    9,666,126            0.8%
      Other Securities..................           92,681,526            7.5%
                                                 ------------           -----
  Total Health Care.....................          162,697,643           13.4%
                                                 ------------           -----
  Industrials -- (11.8%)
      3M Co.............................  29,427    6,773,801            0.6%
      Boeing Co. (The)..................  27,053    6,979,133            0.6%
      General Electric Co............... 278,500    5,614,560            0.5%
      Honeywell International, Inc......  37,099    5,348,192            0.4%
      Union Pacific Corp................  45,307    5,246,098            0.4%
      United Technologies Corp..........  43,205    5,174,231            0.4%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS**
                                                                      ------       ------     ---------------
Industrials -- (Continued)
      Other Securities..............................................           $  112,783,126            9.3%
                                                                               --------------          ------
Total Industrials...................................................              147,919,141           12.2%
                                                                               --------------          ------
Information Technology -- (22.4%)
      Accenture P.L.C. Class A......................................    31,458      4,478,361            0.4%
*     Alphabet, Inc. Class A........................................    11,995     12,391,315            1.0%
*     Alphabet, Inc. Class C........................................    12,482     12,689,700            1.0%
      Apple, Inc....................................................   234,138     39,578,688            3.3%
      Cisco Systems, Inc............................................   238,546      8,146,346            0.7%
*     Facebook, Inc. Class A........................................    91,419     16,460,905            1.4%
      Intel Corp....................................................   271,088     12,331,793            1.0%
      International Business Machines Corp..........................    43,508      6,702,842            0.6%
      Mastercard, Inc. Class A......................................    48,631      7,234,834            0.6%
      Microsoft Corp................................................   328,948     27,361,895            2.3%
      NVIDIA Corp...................................................    26,473      5,474,881            0.5%
      Oracle Corp...................................................   133,683      6,804,465            0.6%
      Texas Instruments, Inc........................................    50,780      4,909,918            0.4%
#     Visa, Inc. Class A............................................    78,037      8,582,509            0.7%
      Other Securities..............................................              108,232,222            8.7%
                                                                               --------------          ------
Total Information Technology........................................              281,380,674           23.2%
                                                                               --------------          ------
Materials -- (3.9%)
      DowDuPont, Inc................................................    64,159      4,639,337            0.4%
      Other Securities..............................................               44,060,955            3.6%
                                                                               --------------          ------
Total Materials.....................................................               48,700,292            4.0%
                                                                               --------------          ------
Real Estate -- (0.2%)
      Other Securities..............................................                2,828,620            0.2%
                                                                               --------------          ------
Telecommunication Services -- (2.2%)
      AT&T, Inc.....................................................   410,018     13,797,106            1.1%
      Verizon Communications, Inc...................................   207,175      9,917,467            0.8%
      Other Securities..............................................                3,818,104            0.4%
                                                                               --------------          ------
Total Telecommunication Services....................................               27,532,677            2.3%
                                                                               --------------          ------
Utilities -- (2.5%)
      Other Securities..............................................               31,431,864            2.6%
                                                                               --------------          ------
TOTAL COMMON STOCKS.................................................            1,211,261,300           99.9%
                                                                               --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                    6,972            0.0%
                                                                               --------------          ------
TOTAL INVESTMENT SECURITIES.........................................            1,211,268,272
                                                                               --------------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 2,908,362      2,908,362            0.2%
                                                                               --------------          ------

SECURITIES LENDING COLLATERAL -- (3.3%)
(S)@  DFA Short Term Investment Fund................................ 3,565,193     41,252,845            3.4%
                                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,001,165,565)...........................................             $1,255,429,479          103.5%
                                                                               ==============          ======

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 -------------------------------------------------
                                    LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                 -------------- ----------- ------- --------------
Common Stocks
 Consumer Discretionary......... $  174,528,865          --   --    $  174,528,865
 Consumer Staples...............     94,590,088          --   --        94,590,088
 Energy.........................     61,119,473          --   --        61,119,473
 Financials.....................    178,531,963          --   --       178,531,963
 Health Care....................    162,697,643          --   --       162,697,643
 Industrials....................    147,919,141          --   --       147,919,141
 Information Technology.........    281,380,674          --   --       281,380,674
 Materials......................     48,700,292          --   --        48,700,292
 Real Estate....................      2,828,620          --   --         2,828,620
 Telecommunication Services.....     27,532,677          --   --        27,532,677
 Utilities......................     31,431,864          --   --        31,431,864
Rights/Warrants.................             -- $     6,972   --             6,972
Temporary Cash Investments......      2,908,362          --   --         2,908,362
Securities Lending Collateral...             --  41,252,845   --        41,252,845
                                 -------------- -----------   --    --------------
TOTAL........................... $1,214,169,662 $41,259,817   --    $1,255,429,479
                                 ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                   VALUE+
                                                               ---------------
  AFFILIATED INVESTMENT COMPANY -- (100.0%)
  Investment in The U.S. Large Cap Value Series of  The DFA
    Investment Trust Company.................................. $23,733,611,877
                                                               ---------------
     TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY....... $23,733,611,877
                                                               ===============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                   PERCENTAGE
                                         SHARES       VALUE+     OF NET ASSETS**
                                         ------       ------     ---------------
COMMON STOCKS -- (85.5%)
Consumer Discretionary -- (13.5%)
#*  AutoNation, Inc....................   794,539 $   37,661,149            0.4%
#   CalAtlantic Group, Inc............. 1,269,551     62,639,646            0.6%
#   Kohl's Corp........................ 1,549,785     64,719,022            0.6%
#   Marriott Vacations Worldwide Corp..   289,641     38,122,548            0.4%
    PulteGroup, Inc.................... 3,041,882     91,956,093            0.9%
#   Toll Brothers, Inc................. 1,935,113     89,092,603            0.8%
    Other Securities...................            1,304,049,361           12.0%
                                                  --------------           -----
Total Consumer Discretionary...........            1,688,240,422           15.7%
                                                  --------------           -----
Consumer Staples -- (2.2%)
#*  Post Holdings, Inc.................   613,765     50,899,531            0.5%
    Other Securities...................              218,984,455            2.0%
                                                  --------------           -----
Total Consumer Staples.................              269,883,986            2.5%
                                                  --------------           -----
Energy -- (8.3%)
#*  CONSOL Energy, Inc................. 3,021,349     48,734,359            0.5%
#   Helmerich & Payne, Inc.............   811,786     44,088,098            0.4%
#   HollyFrontier Corp................. 1,989,315     73,505,189            0.7%
#   Murphy Oil Corp.................... 1,745,163     46,683,110            0.4%
#   Patterson-UTI Energy, Inc.......... 1,883,823     37,262,019            0.4%
#   PBF Energy, Inc. Class A........... 1,260,499     36,516,656            0.3%
*   Rice Energy, Inc................... 1,522,977     43,176,398            0.4%
#*  RSP Permian, Inc................... 1,213,663     41,762,144            0.4%
#*  Transocean, Ltd.................... 4,612,056     48,426,588            0.5%
    Other Securities...................              610,012,982            5.6%
                                                  --------------           -----
Total Energy...........................            1,030,167,543            9.6%
                                                  --------------           -----
Financials -- (20.8%)
    Assurant, Inc......................   583,134     58,692,437            0.6%
    Assured Guaranty, Ltd.............. 1,438,096     53,353,362            0.5%
    Axis Capital Holdings, Ltd.........   898,734     48,882,142            0.5%
    Hancock Holding Co.................   748,683     36,498,296            0.3%
#   Investors Bancorp, Inc............. 3,497,399     48,089,236            0.5%
#   Legg Mason, Inc.................... 1,005,115     38,375,291            0.4%
    Old Republic International Corp.... 1,963,525     39,839,922            0.4%
    PacWest Bancorp.................... 1,153,833     55,753,233            0.5%
#   People's United Financial, Inc..... 3,890,600     72,598,596            0.7%
#   Prosperity Bancshares, Inc.........   648,392     42,651,226            0.4%
#   RenaissanceRe Holdings, Ltd........   423,464     58,590,479            0.6%
    Umpqua Holdings Corp............... 2,496,330     51,074,912            0.5%
    Validus Holdings, Ltd..............   785,385     40,902,851            0.4%
    Other Securities...................            1,942,725,755           17.8%
                                                  --------------           -----
Total Financials.......................            2,588,027,738           24.1%
                                                  --------------           -----
Health Care -- (4.8%)
    Other Securities...................              593,457,006            5.5%
                                                  --------------           -----
Industrials -- (18.5%)
*   AECOM.............................. 1,450,538     50,855,862            0.5%
#   AGCO Corp..........................   929,613     63,743,563            0.6%
#   Air Lease Corp..................... 1,043,146     45,324,694            0.4%
*   Colfax Corp........................   938,343     39,138,287            0.4%
#*  Genesee & Wyoming, Inc. Class A....   579,330     41,584,307            0.4%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Industrials -- (Continued)
      Jacobs Engineering Group, Inc.................................   1,288,161 $    74,983,852            0.7%
#*    JetBlue Airways Corp..........................................   2,739,112      52,453,995            0.5%
      ManpowerGroup, Inc............................................     345,864      42,638,114            0.4%
      Oshkosh Corp..................................................     455,176      41,675,915            0.4%
      Owens Corning.................................................   1,025,375      84,788,259            0.8%
*     Quanta Services, Inc..........................................   1,735,638      65,485,622            0.6%
#     Ryder System, Inc.............................................     540,258      43,804,119            0.4%
#     Trinity Industries, Inc.......................................   1,596,883      51,930,635            0.5%
      Other Securities..............................................               1,603,764,001           14.9%
                                                                                 ---------------          ------
Total Industrials...................................................               2,302,171,225           21.5%
                                                                                 ---------------          ------
Information Technology -- (10.8%)
*     Arrow Electronics, Inc........................................   1,011,843      84,579,956            0.8%
      Avnet, Inc....................................................   1,615,113      64,281,497            0.6%
#*    Cree, Inc.....................................................   1,232,546      44,001,892            0.4%
      Jabil, Inc....................................................   1,475,340      41,722,615            0.4%
      MKS Instruments, Inc..........................................     385,396      41,873,275            0.4%
#*    Tech Data Corp................................................     433,793      40,242,977            0.4%
      Other Securities..............................................               1,025,784,535            9.5%
                                                                                 ---------------          ------
Total Information Technology........................................               1,342,486,747           12.5%
                                                                                 ---------------          ------
Materials -- (5.0%)
#     Olin Corp.....................................................   1,184,056      43,253,566            0.4%
      Reliance Steel & Aluminum Co..................................     819,428      62,964,848            0.6%
      Other Securities..............................................                 513,643,800            4.8%
                                                                                 ---------------          ------
Total Materials.....................................................                 619,862,214            5.8%
                                                                                 ---------------          ------
Real Estate -- (0.4%)
      Other Securities..............................................                  52,666,595            0.5%
                                                                                 ---------------          ------
Telecommunication Services -- (0.6%)
      Other Securities..............................................                  75,791,266            0.7%
                                                                                 ---------------          ------
Utilities -- (0.6%)
      Other Securities..............................................                  75,546,176            0.7%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              10,638,300,918           99.1%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.00%)
      Other Securities..............................................                      65,408            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              10,638,366,326
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (1.1%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 134,565,109     134,565,109            1.3%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (13.4%)
(S)@  DFA Short Term Investment Fund................................ 144,392,715   1,670,768,102           15.5%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,217,506,675)..........................................               $12,443,699,537          115.9%
                                                                                 ===============          ======

U.S. TARGETED VALUE PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                    UNREALIZED
                     NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION          CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------          --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini
 Index(R)...........    751     12/15/17  $95,704,424 $96,604,885    $900,461
                                          ----------- -----------    --------
TOTAL FUTURES
 CONTRACTS..........                      $95,704,424 $96,604,885    $900,461
                                          =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                       ------------------------------------------------------
                           LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                       --------------- -------------- ------- ---------------
  Common Stocks
   Consumer
     Discretionary.... $ 1,688,240,422             --   --    $ 1,688,240,422
   Consumer
     Staples..........     269,883,986             --   --        269,883,986
   Energy.............   1,030,167,543             --   --      1,030,167,543
   Financials.........   2,588,027,738             --   --      2,588,027,738
   Health Care........     593,457,006             --   --        593,457,006
   Industrials........   2,302,171,225             --   --      2,302,171,225
   Information
     Technology.......   1,342,486,747             --   --      1,342,486,747
   Materials..........     619,862,214             --   --        619,862,214
   Real Estate........      52,666,595             --   --         52,666,595

     Telecommunication
     Services.........      75,791,266             --   --         75,791,266
   Utilities..........      75,546,176             --   --         75,546,176
  Rights/Warrants.....              -- $       65,408   --             65,408
  Temporary Cash
   Investments........     134,565,109             --   --        134,565,109
  Securities
   Lending
   Collateral.........              --  1,670,768,102   --      1,670,768,102
  Futures
   Contracts**........         900,461             --   --            900,461
                       --------------- --------------   --    ---------------
  TOTAL............... $10,773,766,488 $1,670,833,510   --    $12,444,599,998
                       =============== ==============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                            PERCENTAGE
                                                  SHARES       VALUE+     OF NET ASSETS**
                                                  ------       ------     ---------------
COMMON STOCKS -- (88.3%)
Consumer Discretionary -- (13.5%)
#   Aaron's, Inc................................ 2,630,659 $   96,808,251            0.6%
#   Adtalem Global Education, Inc............... 2,165,341     80,009,350            0.5%
#   Marriott Vacations Worldwide Corp...........   677,318     89,148,595            0.6%
#*  Meritage Homes Corp......................... 1,426,415     69,466,410            0.5%
*   TopBuild Corp...............................   955,846     63,076,278            0.4%
#*  TRI Pointe Group, Inc....................... 5,761,788    101,926,030            0.7%
    Other Securities............................            1,790,700,068           11.8%
                                                           --------------           -----
Total Consumer Discretionary....................            2,291,134,982           15.1%
                                                           --------------           -----
Consumer Staples -- (3.8%)
*   Darling Ingredients, Inc.................... 6,340,472    115,713,614            0.8%
#   Fresh Del Monte Produce, Inc................ 1,800,679     80,148,222            0.5%
    Seaboard Corp...............................    18,357     80,773,003            0.5%
#*  United Natural Foods, Inc................... 1,650,193     63,977,983            0.4%
    Other Securities............................              313,393,762            2.1%
                                                           --------------           -----
Total Consumer Staples..........................              654,006,584            4.3%
                                                           --------------           -----
Energy -- (7.9%)
#   Delek US Holdings, Inc...................... 2,602,004     67,782,204            0.5%
*   Oasis Petroleum, Inc........................ 7,305,736     69,039,205            0.5%
#   Patterson-UTI Energy, Inc................... 3,240,184     64,090,839            0.4%
#   PBF Energy, Inc. Class A.................... 3,548,336    102,795,294            0.7%
#*  PDC Energy, Inc............................. 1,558,721     79,385,661            0.5%
    Other Securities............................              961,650,831            6.3%
                                                           --------------           -----
Total Energy....................................            1,344,744,034            8.9%
                                                           --------------           -----
Financials -- (23.8%)
    American Equity Investment Life Holding Co.. 3,252,117     95,969,973            0.6%
    Argo Group International Holdings, Ltd...... 1,083,224     68,188,951            0.5%
    Aspen Insurance Holdings, Ltd............... 2,072,459     88,908,491            0.6%
#   Associated Banc-Corp........................ 4,111,950    104,032,335            0.7%
#   CNO Financial Group, Inc.................... 4,510,009    108,104,916            0.7%
#   Fulton Financial Corp....................... 5,608,623    102,076,939            0.7%
#   Hancock Holding Co.......................... 1,840,989     89,748,214            0.6%
    Hanover Insurance Group, Inc. (The)......... 1,210,534    119,092,335            0.8%
    Iberiabank Corp.............................   920,024     67,851,770            0.5%
#   Kemper Corp................................. 1,712,513    109,772,083            0.7%
    MB Financial, Inc........................... 1,929,936     88,661,260            0.6%
#   Old National Bancorp........................ 4,542,920     82,681,144            0.6%
#   Selective Insurance Group, Inc.............. 1,626,522     96,940,711            0.6%
#   Sterling Bancorp............................ 4,408,451    110,431,698            0.7%
    Washington Federal, Inc..................... 3,007,914    104,675,407            0.7%
    Wintrust Financial Corp..................... 1,394,086    113,325,251            0.8%
    Other Securities............................            2,487,331,952           16.2%
                                                           --------------           -----
Total Financials................................            4,037,793,430           26.6%
                                                           --------------           -----
Health Care -- (4.2%)
    Other Securities............................              723,206,181            4.8%
                                                           --------------           -----
Industrials -- (16.2%)
#   Barnes Group, Inc........................... 1,100,530     71,633,498            0.5%
#*  Esterline Technologies Corp................. 1,083,684    102,787,427            0.7%
#   GATX Corp................................... 1,562,725     92,841,492            0.6%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Industrials -- (Continued)
#     SkyWest, Inc..................................................   1,604,820 $    75,587,022            0.5%
#     Terex Corp....................................................   1,583,719      74,609,002            0.5%
*     WESCO International, Inc......................................   1,576,414      99,550,544            0.7%
      Other Securities..............................................               2,236,691,254           14.6%
                                                                                 ---------------          ------
Total Industrials...................................................               2,753,700,239           18.1%
                                                                                 ---------------          ------
Information Technology -- (12.8%)
      Brooks Automation, Inc........................................   2,091,361      71,921,905            0.5%
*     CACI International, Inc. Class A..............................     849,691     122,143,081            0.8%
#     Convergys Corp................................................   3,556,089      91,498,170            0.6%
#*    Cree, Inc.....................................................   3,155,360     112,646,352            0.8%
#     MKS Instruments, Inc..........................................     915,012      99,416,054            0.7%
*     Sanmina Corp..................................................   2,630,002      86,066,815            0.6%
#     SYNNEX Corp...................................................     572,038      77,156,485            0.5%
#*    Tech Data Corp................................................   1,090,827     101,196,021            0.7%
#     Vishay Intertechnology, Inc...................................   4,923,147     109,540,021            0.7%
      Other Securities..............................................               1,306,946,138            8.5%
                                                                                 ---------------          ------
Total Information Technology........................................               2,178,531,042           14.4%
                                                                                 ---------------          ------
Materials -- (5.0%)
#     Carpenter Technology Corp.....................................   1,553,506      77,349,064            0.5%
#     Commercial Metals Co..........................................   4,169,164      81,215,315            0.5%
      Domtar Corp...................................................   2,233,503     105,689,362            0.7%
      Other Securities..............................................                 578,577,618            3.9%
                                                                                 ---------------          ------
Total Materials.....................................................                 842,831,359            5.6%
                                                                                 ---------------          ------
Real Estate -- (0.2%)
      Other Securities..............................................                  28,019,920            0.2%
                                                                                 ---------------          ------
Telecommunication Services -- (0.9%)
      Telephone & Data Systems, Inc.................................   2,892,254      84,309,204            0.6%
      Other Securities..............................................                  66,234,325            0.4%
                                                                                 ---------------          ------
Total Telecommunication Services....................................                 150,543,529            1.0%
                                                                                 ---------------          ------
Utilities -- (0.0%)
      Other Securities..............................................                   6,529,786            0.0%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              15,011,041,086           99.0%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                      56,422            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              15,011,097,508
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 151,577,250     151,577,250            1.0%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (10.8%)
(S)@  DFA Short Term Investment Fund................................ 158,525,066   1,834,293,538           12.1%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $12,634,568,815)..........................................               $16,996,968,296          112.1%
                                                                                 ===============          ======

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                               NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                    CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                    --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)........   1,070    12/15/17  $132,301,671 $137,639,450   $5,337,779
                                                    ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.......                      $132,301,671 $137,639,450   $5,337,779
                                                    ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------------------
                                        LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                    --------------- -------------- ------- ---------------
Common Stocks
 Consumer Discretionary............ $ 2,291,134,982             --   --    $ 2,291,134,982
 Consumer Staples..................     654,006,584             --   --        654,006,584
 Energy............................   1,344,744,034             --   --      1,344,744,034
 Financials........................   4,037,793,430             --   --      4,037,793,430
 Health Care.......................     723,206,181             --   --        723,206,181
 Industrials.......................   2,753,700,239             --   --      2,753,700,239
 Information Technology............   2,178,531,042             --   --      2,178,531,042
 Materials.........................     842,831,359             --   --        842,831,359
 Real Estate.......................      28,019,920             --   --         28,019,920
 Telecommunication Services........     150,543,529             --   --        150,543,529
 Utilities.........................       6,529,786             --   --          6,529,786
Rights/Warrants....................              -- $       56,422   --             56,422
Temporary Cash Investments.........     151,577,250             --   --        151,577,250
Securities Lending Collateral......              --  1,834,293,538   --      1,834,293,538
Futures Contracts**................       5,337,779             --   --          5,337,779
                                    --------------- --------------   --    ---------------
TOTAL.............................. $15,167,956,115 $1,834,349,960   --    $17,002,306,075
                                    =============== ==============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
COMMON STOCKS -- (91.8%)
Consumer Discretionary -- (14.0%)
*   Amazon.com, Inc..................................................   304,071 $  336,083,595            1.6%
    Comcast Corp. Class A............................................ 4,168,335    150,185,110            0.7%
    Home Depot, Inc. (The)...........................................   864,043    143,241,049            0.7%
    McDonald's Corp..................................................   529,832     88,434,259            0.4%
    Walt Disney Co. (The)............................................   966,747     94,557,524            0.5%
    Other Securities.................................................            2,315,426,879           11.2%
                                                                                --------------           -----
Total Consumer Discretionary.........................................            3,127,928,416           15.1%
                                                                                --------------           -----
Consumer Staples -- (6.3%)
    Altria Group, Inc................................................ 1,353,494     86,921,385            0.4%
    Coca-Cola Co. (The).............................................. 2,498,932    114,900,893            0.6%
    PepsiCo, Inc..................................................... 1,024,273    112,905,613            0.6%
    Philip Morris International, Inc.................................   753,557     78,852,205            0.4%
    Procter & Gamble Co. (The)....................................... 1,258,280    108,639,895            0.5%
    Wal-Mart Stores, Inc............................................. 1,328,478    115,989,414            0.6%
    Other Securities.................................................              803,883,941            3.7%
                                                                                --------------           -----
Total Consumer Staples...............................................            1,422,093,346            6.8%
                                                                                --------------           -----
Energy -- (4.4%)
    Chevron Corp..................................................... 1,074,779    124,556,138            0.6%
    Exxon Mobil Corp................................................. 1,882,957    156,944,466            0.8%
    Other Securities.................................................              705,257,210            3.4%
                                                                                --------------           -----
Total Energy.........................................................              986,757,814            4.8%
                                                                                --------------           -----
Financials -- (14.5%)
    American Express Co..............................................   625,797     59,776,129            0.3%
    Bank of America Corp............................................. 5,824,143    159,523,277            0.8%
*   Berkshire Hathaway, Inc. Class B.................................   925,787    173,066,622            0.8%
    Citigroup, Inc................................................... 1,617,623    118,895,290            0.6%
    JPMorgan Chase & Co.............................................. 2,166,679    217,989,574            1.1%
    Wells Fargo & Co................................................. 2,883,807    161,896,925            0.8%
    Other Securities.................................................            2,355,488,788           11.2%
                                                                                --------------           -----
Total Financials.....................................................            3,246,636,605           15.6%
                                                                                --------------           -----
Health Care -- (10.7%)
    AbbVie, Inc...................................................... 1,122,837    101,336,039            0.5%
    Amgen, Inc.......................................................   359,105     62,922,378            0.3%
    Bristol-Myers Squibb Co..........................................   982,403     60,574,969            0.3%
    Gilead Sciences, Inc.............................................   965,652     72,385,274            0.4%
    Johnson & Johnson................................................ 1,332,917    185,821,959            0.9%
    Merck & Co., Inc................................................. 1,345,902     74,145,741            0.4%
    Pfizer, Inc...................................................... 3,884,990    136,207,749            0.7%
    UnitedHealth Group, Inc..........................................   600,291    126,193,174            0.6%
    Other Securities.................................................            1,582,326,287            7.5%
                                                                                --------------           -----
Total Health Care....................................................            2,401,913,570           11.6%
                                                                                --------------           -----
Industrials -- (12.6%)
    3M Co............................................................   429,595     98,888,473            0.5%
    Boeing Co. (The).................................................   406,553    104,882,543            0.5%
    Honeywell International, Inc.....................................   436,883     62,981,053            0.3%
    Union Pacific Corp...............................................   498,031     57,667,009            0.3%
    United Parcel Service, Inc. Class B..............................   492,959     57,937,471            0.3%
    United Technologies Corp.........................................   520,789     62,369,691            0.3%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Industrials -- (Continued)
      Other Securities..............................................             $ 2,391,770,035           11.5%
                                                                                 ---------------          ------
Total Industrials...................................................               2,836,496,275           13.7%
                                                                                 ---------------          ------
Information Technology -- (20.1%)
      Accenture P.L.C. Class A......................................     431,332      61,404,424            0.3%
*     Alphabet, Inc. Class A........................................     113,318     117,062,027            0.6%
*     Alphabet, Inc. Class C........................................     118,989     120,968,977            0.6%
      Apple, Inc....................................................   3,913,148     661,478,538            3.2%
      Cisco Systems, Inc............................................   2,718,780      92,846,337            0.5%
*     Facebook, Inc. Class A........................................   1,183,133     213,034,928            1.0%
      Intel Corp....................................................   3,566,951     162,260,601            0.8%
      International Business Machines Corp..........................     638,815      98,415,839            0.5%
      Mastercard, Inc. Class A......................................     675,963     100,563,016            0.5%
      Microsoft Corp................................................   4,562,448     379,504,425            1.8%
      NVIDIA Corp...................................................     374,667      77,484,882            0.4%
      Oracle Corp...................................................   1,470,528      74,849,875            0.4%
      Texas Instruments, Inc........................................     713,111      68,950,703            0.3%
#     Visa, Inc. Class A............................................   1,102,774     121,283,085            0.6%
      Other Securities..............................................               2,153,517,774           10.2%
                                                                                 ---------------          ------
Total Information Technology........................................               4,503,625,431           21.7%
                                                                                 ---------------          ------
Materials -- (4.3%)
      DowDuPont, Inc................................................   1,075,397      77,761,957            0.4%
      Other Securities..............................................                 886,313,859            4.2%
                                                                                 ---------------          ------
Total Materials.....................................................                 964,075,816            4.6%
                                                                                 ---------------          ------
Real Estate -- (0.3%)
      Other Securities..............................................                  66,680,136            0.3%
                                                                                 ---------------          ------
Telecommunication Services -- (1.9%)
#     AT&T, Inc.....................................................   5,431,922     182,784,175            0.9%
      Verizon Communications, Inc...................................   2,990,619     143,160,932            0.7%
      Other Securities..............................................                  90,887,615            0.4%
                                                                                 ---------------          ------
Total Telecommunication Services....................................                 416,832,722            2.0%
                                                                                 ---------------          ------
Utilities -- (2.7%)
      Other Securities..............................................                 598,154,026            2.9%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              20,571,194,157           99.1%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                     400,739            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              20,571,594,896
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 204,056,177     204,056,177            1.0%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (7.3%)
(S)@  DFA Short Term Investment Fund................................ 141,806,720   1,640,845,561            7.9%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $15,441,560,554)..........................................               $22,416,496,634          108.0%
                                                                                 ===============          ======

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                               NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                    CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                    --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)........   1,245    12/15/17  $153,340,529 $160,150,575   $6,810,046
                                                    ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.......                      $153,340,529 $160,150,575   $6,810,046
                                                    ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------------------
                                        LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                    --------------- -------------- ------- ---------------
Common Stocks
 Consumer Discretionary............ $ 3,127,928,191 $          225   --    $ 3,127,928,416
 Consumer Staples..................   1,422,093,346             --   --      1,422,093,346
 Energy............................     986,757,814             --   --        986,757,814
 Financials........................   3,246,636,605             --   --      3,246,636,605
 Health Care.......................   2,401,913,570             --   --      2,401,913,570
 Industrials.......................   2,836,496,275             --   --      2,836,496,275
 Information Technology............   4,503,625,431             --   --      4,503,625,431
 Materials.........................     964,075,816             --   --        964,075,816
 Real Estate.......................      66,680,136             --   --         66,680,136
 Telecommunication Services........     416,832,722             --   --        416,832,722
 Utilities.........................     598,154,026             --   --        598,154,026
Rights/Warrants....................              --        400,739   --            400,739
Temporary Cash Investments.........     204,056,177             --   --        204,056,177
Securities Lending Collateral......              --  1,640,845,561   --      1,640,845,561
Futures Contracts**................       6,810,046             --   --          6,810,046
                                    --------------- --------------   --    ---------------
TOTAL.............................. $20,782,060,155 $1,641,246,525   --    $22,423,306,680
                                    =============== ==============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                       PERCENTAGE
                                             SHARES       VALUE+     OF NET ASSETS**
                                             ------       ------     ---------------
COMMON STOCKS -- (90.0%)
Consumer Discretionary -- (13.0%)
*   Amazon.com, Inc........................   127,363 $  140,771,777            0.6%
*   Charter Communications, Inc. Class A...   212,965     71,166,514            0.3%
    Comcast Corp. Class A.................. 5,784,188    208,404,294            0.9%
    General Motors Co...................... 1,628,062     69,974,105            0.3%
    Home Depot, Inc. (The).................   371,215     61,540,023            0.3%
    Time Warner, Inc.......................   819,384     80,537,253            0.4%
    Walt Disney Co. (The).................. 1,012,945     99,076,150            0.5%
    Other Securities.......................            2,498,321,148           11.0%
                                                      --------------           -----
Total Consumer Discretionary...............            3,229,791,264           14.3%
                                                      --------------           -----
Consumer Staples -- (5.4%)
    Coca-Cola Co. (The).................... 1,420,248     65,303,003            0.3%
    CVS Health Corp........................   988,292     67,727,651            0.3%
    Procter & Gamble Co. (The)............. 1,360,960    117,505,286            0.5%
    Wal-Mart Stores, Inc................... 1,856,544    162,094,857            0.7%
    Other Securities.......................              932,671,705            4.2%
                                                      --------------           -----
Total Consumer Staples.....................            1,345,302,502            6.0%
                                                      --------------           -----
Energy -- (4.8%)
    Chevron Corp........................... 1,210,314    140,263,289            0.6%
    Exxon Mobil Corp....................... 1,886,059    157,203,018            0.7%
    Other Securities.......................              891,103,013            4.0%
                                                      --------------           -----
Total Energy...............................            1,188,569,320            5.3%
                                                      --------------           -----
Financials -- (17.3%)
    American Express Co....................   809,859     77,357,732            0.4%
    Bank of America Corp................... 6,761,707    185,203,155            0.8%
*   Berkshire Hathaway, Inc. Class B.......   466,762     87,256,488            0.4%
    Citigroup, Inc......................... 1,728,038    127,010,793            0.6%
    Goldman Sachs Group, Inc. (The)........   284,073     68,882,021            0.3%
    JPMorgan Chase & Co.................... 2,971,967    299,009,600            1.3%
    U.S. Bancorp........................... 1,203,717     65,458,130            0.3%
    Wells Fargo & Co....................... 4,176,962    234,494,647            1.1%
    Other Securities.......................            3,149,595,445           13.9%
                                                      --------------           -----
Total Financials...........................            4,294,268,011           19.1%
                                                      --------------           -----
Health Care -- (9.9%)
    Aetna, Inc.............................   323,980     55,086,319            0.3%
    Amgen, Inc.............................   327,896     57,453,937            0.3%
    Gilead Sciences, Inc...................   739,161     55,407,509            0.3%
    Johnson & Johnson...................... 1,236,770    172,418,106            0.8%
    Merck & Co., Inc....................... 1,225,225     67,497,645            0.3%
    Pfizer, Inc............................ 5,076,988    177,999,199            0.8%
    UnitedHealth Group, Inc................   617,082    129,722,978            0.6%
    Other Securities.......................            1,737,802,578            7.5%
                                                      --------------           -----
Total Health Care..........................            2,453,388,271           10.9%
                                                      --------------           -----
Industrials -- (13.2%)
    Caterpillar, Inc.......................   431,816     58,640,613            0.3%
    Delta Air Lines, Inc................... 1,138,794     56,973,864            0.3%
    FedEx Corp.............................   275,432     62,195,300            0.3%
    General Electric Co.................... 3,481,279     70,182,585            0.3%
    Union Pacific Corp.....................   671,012     77,696,479            0.4%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Industrials -- (Continued)
      United Technologies Corp......................................     573,727 $    68,709,546            0.3%
      Other Securities..............................................               2,869,867,912           12.6%
                                                                                 ---------------          ------
Total Industrials...................................................               3,264,266,299           14.5%
                                                                                 ---------------          ------
Information Technology -- (17.8%)
*     Alphabet, Inc. Class A........................................      95,859      99,026,181            0.5%
*     Alphabet, Inc. Class C........................................     100,541     102,214,002            0.5%
      Apple, Inc....................................................   3,188,839     539,041,345            2.4%
      Cisco Systems, Inc............................................   4,353,001     148,654,984            0.7%
*     Facebook, Inc. Class A........................................     622,758     112,133,805            0.5%
      Intel Corp....................................................   5,141,165     233,871,596            1.0%
      International Business Machines Corp..........................     385,421      59,377,959            0.3%
*     Micron Technology, Inc........................................   1,627,340      72,107,435            0.3%
      Microsoft Corp................................................   3,269,860     271,986,955            1.2%
      NVIDIA Corp...................................................     458,835      94,891,666            0.4%
      Oracle Corp...................................................   1,362,584      69,355,526            0.3%
      QUALCOMM, Inc.................................................   1,260,628      64,304,634            0.3%
#     Visa, Inc. Class A............................................     643,473      70,769,161            0.3%
      Other Securities..............................................               2,463,137,885           10.9%
                                                                                 ---------------          ------
Total Information Technology........................................               4,400,873,134           19.6%
                                                                                 ---------------          ------
Materials -- (4.5%)
      DowDuPont, Inc................................................   1,209,038      87,425,538            0.4%
      Other Securities..............................................               1,037,239,343            4.6%
                                                                                 ---------------          ------
Total Materials.....................................................               1,124,664,881            5.0%
                                                                                 ---------------          ------
Real Estate -- (0.4%)
      Other Securities..............................................                  91,854,809            0.4%
                                                                                 ---------------          ------
Telecommunication Services -- (1.9%)
#     AT&T, Inc.....................................................   7,787,751     262,057,821            1.2%
      Verizon Communications, Inc...................................   1,954,061      93,540,900            0.4%
      Other Securities..............................................                 124,563,289            0.5%
                                                                                 ---------------          ------
Total Telecommunication Services....................................                 480,162,010            2.1%
                                                                                 ---------------          ------
Utilities -- (1.8%)
      Other Securities..............................................                 437,419,214            1.9%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              22,310,559,715           99.1%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                     426,743            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              22,310,986,458
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 186,958,997     186,958,997            0.8%
      DFA Short Term Investment Fund................................ 120,078,918      21,514,168            0.1%
                                                                                 ---------------          ------
TOTAL TEMPORARY CASH INVESTMENTS....................................                 208,473,165            0.9%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund................................  77,949,846   2,269,876,661           10.1%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $16,856,989,212)..........................................               $24,789,336,284          110.1%
                                                                                 ===============          ======

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...   1,385    12/15/17  $170,577,395 $178,159,475   $7,582,080
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $170,577,395 $178,159,475   $7,582,080
                                               ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                     LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                 --------------- -------------- ------- ---------------
Common Stocks
 Consumer Discretionary......... $ 3,229,790,748 $          516   --    $ 3,229,791,264
 Consumer Staples...............   1,345,302,502             --   --      1,345,302,502
 Energy.........................   1,188,569,320             --   --      1,188,569,320
 Financials.....................   4,294,268,011             --   --      4,294,268,011
 Health Care....................   2,453,388,271             --   --      2,453,388,271
 Industrials....................   3,264,266,299             --   --      3,264,266,299
 Information Technology.........   4,400,873,134             --   --      4,400,873,134
 Materials......................   1,124,664,881             --   --      1,124,664,881
 Real Estate....................      91,854,809             --   --         91,854,809
 Telecommunication Services.....     480,162,010             --   --        480,162,010
 Utilities......................     437,419,214             --   --        437,419,214
Rights/Warrants.................              --        426,743   --            426,743
Temporary Cash Investments......     186,958,997     21,514,168   --        208,473,165
Securities Lending Collateral...              --  2,269,876,661   --      2,269,876,661
Futures Contracts**.............       7,582,080             --   --          7,582,080
                                 --------------- --------------   --    ---------------
TOTAL........................... $22,505,100,276 $2,291,818,088   --    $24,796,918,364
                                 =============== ==============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                PERCENTAGE
                                                      SHARES       VALUE+     OF NET ASSETS**
                                                      ------       ------     ---------------
COMMON STOCKS -- (89.1%)
Consumer Discretionary -- (12.4%)
#   CalAtlantic Group, Inc..........................   190,528 $    9,400,651            0.2%
*   Charter Communications, Inc. Class A............    35,911     12,000,379            0.3%
    Comcast Corp. Class A...........................   487,867     17,577,848            0.4%
    DR Horton, Inc..................................   201,370      8,902,568            0.2%
    Ford Motor Co................................... 1,060,195     13,008,593            0.3%
    General Motors Co...............................   390,610     16,788,418            0.4%
    Time Warner, Inc................................    94,912      9,328,900            0.2%
    Walt Disney Co. (The)...........................   118,253     11,566,326            0.3%
    Other Securities................................              557,133,121           11.6%
                                                               --------------           -----
Total Consumer Discretionary........................              655,706,804           13.9%
                                                               --------------           -----
Consumer Staples -- (3.8%)
#*  Post Holdings, Inc..............................   101,168      8,389,862            0.2%
    Procter & Gamble Co. (The)......................   116,144     10,027,873            0.2%
    Wal-Mart Stores, Inc............................   198,213     17,305,977            0.4%
    Other Securities................................              165,029,001            3.5%
                                                               --------------           -----
Total Consumer Staples..............................              200,752,713            4.3%
                                                               --------------           -----
Energy -- (5.9%)
    Andeavor........................................   175,682     18,664,456            0.4%
    Chevron Corp....................................   222,498     25,785,293            0.6%
    Exxon Mobil Corp................................   261,711     21,813,612            0.5%
    Valero Energy Corp..............................   104,590      8,251,105            0.2%
    Other Securities................................              239,203,087            4.9%
                                                               --------------           -----
Total Energy........................................              313,717,553            6.6%
                                                               --------------           -----
Financials -- (21.8%)
    Bank of America Corp............................ 1,204,998     33,004,895            0.7%
    Citigroup, Inc..................................   312,527     22,970,734            0.5%
    Goldman Sachs Group, Inc. (The).................    44,550     10,802,484            0.2%
    Hartford Financial Services Group, Inc. (The)...   171,851      9,460,398            0.2%
#   Huntington Bancshares, Inc......................   600,769      8,290,612            0.2%
    JPMorgan Chase & Co.............................   550,713     55,407,235            1.2%
    Lincoln National Corp...........................   114,651      8,688,253            0.2%
    Morgan Stanley..................................   171,784      8,589,200            0.2%
    PNC Financial Services Group, Inc. (The)........    60,606      8,290,295            0.2%
    Principal Financial Group, Inc..................   157,281     10,356,954            0.2%
    Regions Financial Corp..........................   601,406      9,309,765            0.2%
    Sterling Bancorp................................   377,574      9,458,229            0.2%
    Wells Fargo & Co................................   846,080     47,498,931            1.0%
    Other Securities................................              915,881,483           19.3%
                                                               --------------           -----
Total Financials....................................            1,158,009,468           24.5%
                                                               --------------           -----
Health Care -- (7.4%)
    Anthem, Inc.....................................    41,751      8,734,727            0.2%
    Johnson & Johnson...............................   114,841     16,009,984            0.4%
    Merck & Co., Inc................................   149,737      8,249,011            0.2%
    Pfizer, Inc.....................................   448,468     15,723,288            0.3%
    UnitedHealth Group, Inc.........................    74,301     15,619,556            0.3%
    Other Securities................................              327,781,113            6.9%
                                                               --------------           -----
Total Health Care...................................              392,117,679            8.3%
                                                               --------------           -----

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (15.1%)
      Owens Corning.................................................    129,690 $   10,724,066            0.2%
#     Ryder System, Inc.............................................    102,961      8,348,078            0.2%
      Union Pacific Corp............................................     77,833      9,012,283            0.2%
#*    XPO Logistics, Inc............................................    180,486     12,516,704            0.3%
      Other Securities..............................................               759,405,265           16.0%
                                                                                --------------          ------
Total Industrials...................................................               800,006,396           16.9%
                                                                                --------------          ------
Information Technology -- (14.0%)
*     Alphabet, Inc. Class A........................................     10,540     10,888,242            0.2%
*     Alphabet, Inc. Class C........................................     11,067     11,251,155            0.2%
      Apple, Inc....................................................    329,973     55,778,636            1.2%
      Cisco Systems, Inc............................................    479,871     16,387,595            0.4%
      Intel Corp....................................................    578,019     26,294,084            0.6%
      Jabil, Inc....................................................    302,067      8,542,455            0.2%
*     Micron Technology, Inc........................................    295,915     13,111,994            0.3%
      Microsoft Corp................................................    278,222     23,142,506            0.5%
      MKS Instruments, Inc..........................................     79,909      8,682,113            0.2%
      Western Digital Corp..........................................     96,580      8,621,697            0.2%
      Other Securities..............................................               561,924,655           11.8%
                                                                                --------------          ------
Total Information Technology........................................               744,625,132           15.8%
                                                                                --------------          ------
Materials -- (5.0%)
      Other Securities..............................................               266,623,100            5.7%
                                                                                --------------          ------
Real Estate -- (0.5%)
      Other Securities..............................................                24,600,457            0.5%
                                                                                --------------          ------
Telecommunication Services -- (2.2%)
      AT&T, Inc.....................................................  1,702,949     57,304,234            1.2%
#     CenturyLink, Inc..............................................    530,943     10,082,608            0.2%
      Verizon Communications, Inc...................................    259,639     12,428,919            0.3%
      Other Securities..............................................                34,590,827            0.7%
                                                                                --------------          ------
Total Telecommunication Services....................................               114,406,588            2.4%
                                                                                --------------          ------
Utilities -- (1.0%)
      Other Securities..............................................                51,405,886            1.1%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             4,721,971,776          100.0%
                                                                                --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                    76,547            0.0%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             4,722,048,323
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%.......................................................  3,720,019      3,720,019            0.1%
                                                                                --------------          ------

SECURITIES LENDING COLLATERAL -- (10.8%)
(S)@  DFA Short Term Investment Fund................................ 49,451,487    572,203,152           12.1%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,696,339,952)...........................................              $5,297,971,494          112.2%
                                                                                ==============          ======

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
 Consumer Discretionary......... $  655,706,804           --   --    $  655,706,804
 Consumer Staples...............    200,752,713           --   --       200,752,713
 Energy.........................    313,717,553           --   --       313,717,553
 Financials.....................  1,158,009,468           --   --     1,158,009,468
 Health Care....................    392,117,679           --   --       392,117,679
 Industrials....................    800,006,396           --   --       800,006,396
 Information Technology.........    744,625,132           --   --       744,625,132
 Materials......................    266,623,100           --   --       266,623,100
 Real Estate....................     24,600,457           --   --        24,600,457
 Telecommunication Services.....    114,406,588           --   --       114,406,588
 Utilities......................     51,405,886           --   --        51,405,886
Rights/Warrants.................             -- $     76,547   --            76,547
Temporary Cash Investments......      3,720,019           --   --         3,720,019
Securities Lending Collateral...             --  572,203,152   --       572,203,152
                                 -------------- ------------   --    --------------
TOTAL........................... $4,725,691,795 $572,279,699   --    $5,297,971,494
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                           PERCENTAGE
                                                 SHARES       VALUE+     OF NET ASSETS**
                                                 ------       ------     ---------------
COMMON STOCKS -- (81.6%)
Consumer Discretionary -- (12.6%)
    Dana, Inc.................................. 1,405,903 $   42,865,982            0.3%
#*  Deckers Outdoor Corp.......................   643,798     43,932,775            0.3%
#*  Grand Canyon Education, Inc................   486,888     43,581,345            0.3%
#   ILG, Inc................................... 1,237,829     36,726,386            0.2%
    Jack in the Box, Inc.......................   370,646     38,365,567            0.2%
#   Marriott Vacations Worldwide Corp..........   294,591     38,774,067            0.2%
*   Visteon Corp...............................   330,217     41,620,551            0.3%
#   Wendy's Co. (The).......................... 2,394,656     36,422,718            0.2%
    Other Securities...........................            2,272,023,381           13.3%
                                                          --------------           -----
Total Consumer Discretionary...................            2,594,312,772           15.3%
                                                          --------------           -----
Consumer Staples -- (3.4%)
#   Sanderson Farms, Inc.......................   350,893     52,483,066            0.3%
    Other Securities...........................              655,936,458            3.9%
                                                          --------------           -----
Total Consumer Staples.........................              708,419,524            4.2%
                                                          --------------           -----
Energy -- (3.6%)
#   PBF Energy, Inc. Class A................... 1,320,944     38,267,748            0.2%
    Other Securities...........................              704,379,274            4.2%
                                                          --------------           -----
Total Energy...................................              742,647,022            4.4%
                                                          --------------           -----
Financials -- (17.1%)
#   BancorpSouth, Inc.......................... 1,529,458     48,330,873            0.3%
    BGC Partners, Inc. Class A................. 3,241,134     49,168,003            0.3%
    Cathay General Bancorp..................... 1,478,871     61,816,808            0.4%
#   Columbia Banking System, Inc...............   894,818     38,933,531            0.2%
#   Evercore, Inc. Class A.....................   512,710     41,068,071            0.2%
#   Federated Investors, Inc. Class B.......... 1,156,752     35,940,285            0.2%
    FirstCash, Inc.............................   641,530     40,961,690            0.2%
#   Fulton Financial Corp...................... 2,305,078     41,952,420            0.3%
*   Green Dot Corp. Class A....................   643,236     36,420,022            0.2%
#   Interactive Brokers Group, Inc. Class A....   724,041     39,112,695            0.2%
#   Primerica, Inc.............................   496,627     43,951,489            0.3%
    ProAssurance Corp..........................   735,039     41,198,936            0.2%
#   Selective Insurance Group, Inc.............   771,748     45,996,181            0.3%
#   Sterling Bancorp........................... 3,221,859     80,707,568            0.5%
    TCF Financial Corp......................... 2,136,334     38,924,005            0.2%
#   Valley National Bancorp.................... 3,323,929     38,225,183            0.2%
    Other Securities...........................            2,794,230,314           16.6%
                                                          --------------           -----
Total Financials...............................            3,516,938,074           20.8%
                                                          --------------           -----
Health Care -- (6.9%)
    Cantel Medical Corp........................   420,248     41,217,924            0.3%
#   Chemed Corp................................   168,025     37,541,826            0.2%
    Other Securities...........................            1,331,051,810            7.8%
                                                          --------------           -----
Total Health Care..............................            1,409,811,560            8.3%
                                                          --------------           -----
Industrials -- (16.4%)
    Barnes Group, Inc..........................   554,456     36,089,541            0.2%
*   Beacon Roofing Supply, Inc.................   682,180     37,799,594            0.2%
    Brink's Co. (The)..........................   471,625     35,890,662            0.2%
#   Kennametal, Inc............................   852,092     37,193,816            0.2%
#*  Knight-Swift Transportation Holdings, Inc.. 1,486,046     61,596,607            0.4%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Industrials -- (Continued)
#     Terex Corp....................................................   1,178,314 $    55,510,373            0.3%
      Valmont Industries, Inc.......................................     238,545      37,904,800            0.2%
#*    Welbilt, Inc..................................................   1,822,517      40,204,725            0.2%
      Other Securities..............................................               3,014,606,724           17.9%
                                                                                 ---------------          ------
Total Industrials...................................................               3,356,796,842           19.8%
                                                                                 ---------------          ------
Information Technology -- (12.4%)
*     Advanced Energy Industries, Inc...............................     443,745      37,594,076            0.2%
#     Belden, Inc...................................................     474,169      37,890,845            0.2%
#*    Cree, Inc.....................................................   1,079,907      38,552,680            0.2%
      Entegris, Inc.................................................   1,363,124      44,642,311            0.3%
#*    Integrated Device Technology, Inc.............................   1,356,144      42,135,394            0.3%
#     MKS Instruments, Inc..........................................     528,185      57,387,300            0.3%
#     Pegasystems, Inc..............................................     680,291      39,660,965            0.2%
#*    Silicon Laboratories, Inc.....................................     421,780      40,026,922            0.2%
*     Zynga, Inc. Class A...........................................  10,362,409      40,413,395            0.2%
      Other Securities..............................................               2,165,361,229           12.9%
                                                                                 ---------------          ------
Total Information Technology........................................               2,543,665,117           15.0%
                                                                                 ---------------          ------
Materials -- (4.5%)
#*    Louisiana-Pacific Corp........................................   1,628,069      44,250,915            0.3%
      PolyOne Corp..................................................     822,174      37,877,556            0.2%
      Other Securities..............................................                 833,007,264            4.9%
                                                                                 ---------------          ------
Total Materials.....................................................                 915,135,735            5.4%
                                                                                 ---------------          ------
Real Estate -- (0.5%)
      Other Securities..............................................                 103,080,444            0.6%
                                                                                 ---------------          ------
Telecommunication Services -- (1.0%)
      Other Securities..............................................                 199,294,356            1.2%
                                                                                 ---------------          ------
Utilities -- (3.2%)
#     ALLETE, Inc...................................................     466,243      36,530,139            0.2%
#     Spire, Inc....................................................     455,815      35,986,594            0.2%
#     WGL Holdings, Inc.............................................     421,322      36,107,295            0.2%
      Other Securities..............................................                 549,092,486            3.3%
                                                                                 ---------------          ------
Total Utilities.....................................................                 657,716,514            3.9%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              16,747,817,960           98.9%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                      29,846            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              16,747,847,806
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (1.0%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 198,010,186     198,010,186            1.2%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (17.4%)
(S)@  DFA Short Term Investment Fund................................ 309,625,721   3,582,679,218           21.1%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $16,052,757,188)..........................................               $20,528,537,210          121.2%
                                                                                 ===============          ======

U.S. SMALL CAP PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...   1,115    12/15/17  $137,593,788 $143,428,025   $5,834,237
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $137,593,788 $143,428,025   $5,834,237
                                               ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                     LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                 --------------- -------------- ------- ---------------
Common Stocks
 Consumer Discretionary......... $ 2,594,311,422 $        1,350   --    $ 2,594,312,772
 Consumer Staples...............     708,419,524             --   --        708,419,524
 Energy.........................     742,647,022             --   --        742,647,022
 Financials.....................   3,516,938,074             --   --      3,516,938,074
 Health Care....................   1,409,811,560             --   --      1,409,811,560
 Industrials....................   3,356,796,842             --   --      3,356,796,842
 Information Technology.........   2,543,665,117             --   --      2,543,665,117
 Materials......................     915,135,735             --   --        915,135,735
 Real Estate....................     103,080,444             --   --        103,080,444
 Telecommunication Services.....     199,294,356             --   --        199,294,356
 Utilities......................     657,716,514             --   --        657,716,514
Rights/Warrants.................              --         29,846   --             29,846
Temporary Cash Investments......     198,010,186             --   --        198,010,186
Securities Lending Collateral...              --  3,582,679,218   --      3,582,679,218
Futures Contracts**.............       5,834,237             --   --          5,834,237
                                 --------------- --------------   --    ---------------
TOTAL........................... $16,951,661,033 $3,582,710,414   --    $20,534,371,447
                                 =============== ==============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                            SHARES       VALUE+     OF NET ASSETS**
                                            ------       ------     ---------------
COMMON STOCKS -- (84.7%)
Consumer Discretionary -- (11.9%)
    Callaway Golf Co...................... 1,105,362 $   15,950,374            0.3%
#   Nutrisystem, Inc......................   344,324     17,198,984            0.3%
#   Sonic Corp............................   605,445     15,378,303            0.3%
#   Winnebago Industries, Inc.............   353,953     17,396,790            0.3%
    Other Securities......................              814,593,192           12.8%
                                                     --------------           -----
Total Consumer Discretionary..............              880,517,643           14.0%
                                                     --------------           -----
Consumer Staples -- (3.0%)
#   Bob Evans Farms, Inc..................   234,571     18,106,535            0.3%
#   Coca-Cola Bottling Co. Consolidated...    72,733     16,405,655            0.3%
#   WD-40 Co..............................   144,160     15,980,136            0.3%
    Other Securities......................              168,726,775            2.6%
                                                     --------------           -----
Total Consumer Staples....................              219,219,101            3.5%
                                                     --------------           -----
Energy -- (2.9%)
    Other Securities......................              213,050,997            3.4%
                                                     --------------           -----
Financials -- (18.7%)
    Ameris Bancorp........................   355,619     17,034,150            0.3%
#   FBL Financial Group, Inc. Class A.....   215,835     16,694,837            0.3%
#*  Green Dot Corp. Class A...............   376,311     21,306,729            0.3%
    Horace Mann Educators Corp............   408,077     17,873,773            0.3%
    Independent Bank Corp.................   212,036     15,287,796            0.3%
#*  LendingTree, Inc......................    70,500     18,897,525            0.3%
*   Walker & Dunlop, Inc..................   339,012     18,608,369            0.3%
    Other Securities......................            1,258,621,716           19.8%
                                                     --------------           -----
Total Financials..........................            1,384,324,895           21.9%
                                                     --------------           -----
Health Care -- (8.5%)
*   CorVel Corp...........................   261,842     15,710,520            0.2%
#*  Emergent BioSolutions, Inc............   427,699     17,531,382            0.3%
*   Merit Medical Systems, Inc............   420,635     16,005,162            0.3%
#*  Natus Medical, Inc....................   378,261     16,038,266            0.3%
#*  Omnicell, Inc.........................   390,314     19,437,637            0.3%
#*  Tivity Health, Inc....................   374,675     17,328,719            0.3%
    Other Securities......................              522,278,644            8.2%
                                                     --------------           -----
Total Health Care.........................              624,330,330            9.9%
                                                     --------------           -----
Industrials -- (18.8%)
#   Albany International Corp. Class A....   280,221     16,911,337            0.3%
    Brink's Co. (The).....................   222,778     16,953,406            0.3%
    Comfort Systems USA, Inc..............   378,197     16,754,127            0.3%
    Exponent, Inc.........................   266,014     19,645,134            0.3%
    Forward Air Corp......................   306,722     17,618,112            0.3%
    Interface, Inc........................   675,348     15,397,934            0.2%
    Kaman Corp............................   281,442     15,743,865            0.3%
    Korn/Ferry International..............   413,737     17,306,619            0.3%
#*  Mercury Systems, Inc..................   331,400     16,725,758            0.3%
*   Meritor, Inc..........................   953,195     24,792,602            0.4%
#*  Patrick Industries, Inc...............   172,176     16,012,368            0.3%
#   SkyWest, Inc..........................   338,876     15,961,060            0.3%
#*  Trex Co., Inc.........................   171,259     18,744,298            0.3%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (Continued)
      Other Securities..............................................            $1,161,379,145           18.1%
                                                                                --------------          ------
Total Industrials...................................................             1,389,945,765           22.0%
                                                                                --------------          ------
Information Technology -- (11.9%)
      Brooks Automation, Inc........................................    501,543     17,248,064            0.3%
      Cabot Microelectronics Corp...................................    221,606     21,422,652            0.3%
*     ExlService Holdings, Inc......................................    333,971     20,846,470            0.3%
#     Methode Electronics, Inc......................................    408,852     19,175,159            0.3%
#*    OSI Systems, Inc..............................................    216,618     19,144,699            0.3%
#*    Plexus Corp...................................................    252,780     15,528,275            0.3%
      Progress Software Corp........................................    389,221     16,475,725            0.3%
*     Rogers Corp...................................................    130,776     19,888,414            0.3%
      Other Securities..............................................               725,674,297           11.5%
                                                                                --------------          ------
Total Information Technology........................................               875,403,755           13.9%
                                                                                --------------          ------
Materials -- (4.6%)
*     Ferro Corp....................................................    908,572     21,642,185            0.3%
#     Innospec, Inc.................................................    254,933     15,767,606            0.3%
#     Kaiser Aluminum Corp..........................................    167,047     16,567,722            0.3%
#     Quaker Chemical Corp..........................................    110,026     17,089,238            0.3%
      Other Securities..............................................               271,264,151            4.2%
                                                                                --------------          ------
Total Materials.....................................................               342,330,902            5.4%
                                                                                --------------          ------
Real Estate -- (0.8%)
      HFF, Inc. Class A.............................................    425,510     18,662,869            0.3%
      Other Securities..............................................                41,774,385            0.7%
                                                                                --------------          ------
Total Real Estate...................................................                60,437,254            1.0%
                                                                                --------------          ------
Telecommunication Services -- (1.6%)
#*    General Communication, Inc. Class A...........................    439,260     17,961,341            0.3%
#     Shenandoah Telecommunications Co..............................    497,484     18,904,392            0.3%
      Other Securities..............................................                78,002,389            1.2%
                                                                                --------------          ------
Total Telecommunication Services....................................               114,868,122            1.8%
                                                                                --------------          ------
Utilities -- (2.0%)
#     American States Water Co......................................    393,934     21,173,952            0.3%
#     California Water Service Group................................    485,896     20,407,632            0.3%
      Other Securities..............................................               108,978,831            1.8%
                                                                                --------------          ------
Total Utilities.....................................................               150,560,415            2.4%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             6,254,989,179           99.2%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             6,254,989,179
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 42,497,433     42,497,433            0.7%
                                                                                --------------          ------

SECURITIES LENDING COLLATERAL -- (14.7%)
(S)@  DFA Short Term Investment Fund................................ 93,963,854  1,087,255,757           17.2%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,979,251,130)...........................................              $7,384,742,369          117.1%
                                                                                ==============          ======

U.S. MICRO CAP PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...    300     12/15/17  $37,657,270 $38,590,500    $933,230
                                               ----------- -----------    --------
TOTAL FUTURES CONTRACTS..                      $37,657,270 $38,590,500    $933,230
                                               =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                 -------------- -------------- ------- --------------
Common Stocks
 Consumer Discretionary......... $  880,506,164 $       11,479   --    $  880,517,643
 Consumer Staples...............    219,219,101             --   --       219,219,101
 Energy.........................    213,050,997             --   --       213,050,997
 Financials.....................  1,384,324,895             --   --     1,384,324,895
 Health Care....................    624,330,330             --   --       624,330,330
 Industrials....................  1,389,945,765             --   --     1,389,945,765
 Information Technology.........    875,403,755             --   --       875,403,755
 Materials......................    342,330,902             --   --       342,330,902
 Real Estate....................     60,437,254             --   --        60,437,254
 Telecommunication Services.....    114,868,122             --   --       114,868,122
 Utilities......................    150,560,415             --   --       150,560,415
Temporary Cash Investments......     42,497,433             --   --        42,497,433
Securities Lending Collateral...             --  1,087,255,757   --     1,087,255,757
Futures Contracts**.............        933,230             --   --           933,230
                                 -------------- --------------   --    --------------
TOTAL........................... $6,298,408,363 $1,087,267,236   --    $7,385,675,599
                                 ============== ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                              PERCENTAGE
                                         SHARES   VALUE+    OF NET ASSETS**
                                         ------   ------    ---------------
      COMMON STOCKS -- (93.5%)
      Consumer Discretionary -- (20.5%)
      *    Amazon.com, Inc..............  5,444 $ 6,017,144            4.3%
           Best Buy Co., Inc............ 12,430     695,831            0.5%
           Comcast Corp. Class A........ 91,369   3,292,025            2.3%
           General Motors Co............ 24,419   1,049,529            0.7%
           Home Depot, Inc. (The)....... 17,191   2,849,924            2.0%
           Lowe's Cos., Inc............. 13,595   1,086,920            0.8%
           NIKE, Inc. Class B........... 22,380   1,230,676            0.9%
           Starbucks Corp............... 22,882   1,254,849            0.9%
           Target Corp.................. 11,004     649,676            0.5%
           TJX Cos., Inc. (The)......... 10,034     700,373            0.5%
           Other Securities.............         11,821,571            8.3%
                                                -----------           -----
      Total Consumer Discretionary......         30,648,518           21.7%
                                                -----------           -----
      Consumer Staples -- (11.6%)
           Altria Group, Inc............ 30,088   1,932,251            1.4%
           Coca-Cola Co. (The).......... 59,845   2,751,673            2.0%
           Costco Wholesale Corp........  8,741   1,408,000            1.0%
           PepsiCo, Inc................. 23,580   2,599,224            1.8%
           Wal-Mart Stores, Inc......... 28,825   2,516,711            1.8%
           Other Securities.............          6,232,130            4.4%
                                                -----------           -----
      Total Consumer Staples............         17,439,989           12.4%
                                                -----------           -----
      Energy -- (0.8%)
           Other Securities.............          1,140,907            0.8%
                                                -----------           -----
      Financials -- (3.2%)
           American Express Co.......... 11,824   1,129,428            0.8%
           Other Securities.............          3,670,105            2.6%
                                                -----------           -----
      Total Financials..................          4,799,533            3.4%
                                                -----------           -----
      Health Care -- (7.7%)
           AbbVie, Inc.................. 22,132   1,997,413            1.4%
           AmerisourceBergen Corp.......  8,498     653,921            0.5%
      *    Biogen, Inc..................  4,418   1,376,914            1.0%
      *    Celgene Corp................. 10,266   1,036,558            0.7%
      *    Express Scripts Holding Co... 10,635     651,819            0.5%
           Gilead Sciences, Inc......... 28,151   2,110,199            1.5%
           Other Securities.............          3,643,009            2.5%
                                                -----------           -----
      Total Health Care.................         11,469,833            8.1%
                                                -----------           -----
      Industrials -- (18.4%)
           3M Co........................  9,806   2,257,243            1.6%
           Boeing Co. (The).............  5,685   1,466,616            1.0%
           Caterpillar, Inc............. 11,666   1,584,243            1.1%
           Deere & Co...................  5,670     753,430            0.5%
           Delta Air Lines, Inc......... 14,541     727,486            0.5%
           FedEx Corp...................  5,269   1,189,793            0.8%
           General Dynamics Corp........  4,983   1,011,449            0.7%
           Illinois Tool Works, Inc.....  4,928     771,331            0.5%
           Lockheed Martin Corp.........  3,576   1,101,980            0.8%
           Northrop Grumman Corp........  2,859     844,920            0.6%
           Southwest Airlines Co........ 12,041     648,528            0.5%
           Union Pacific Corp........... 15,234   1,763,945            1.3%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                      SHARES      VALUE+    OF NET ASSETS**
                                                                      ------      ------    ---------------
Industrials -- (Continued)
      United Parcel Service, Inc. Class B...........................     9,499 $  1,116,417            0.8%
      Other Securities..............................................             12,266,486            8.8%
                                                                               ------------          ------
Total Industrials...................................................             27,503,867           19.5%
                                                                               ------------          ------
Information Technology -- (23.8%)
      Accenture P.L.C. Class A......................................    10,002    1,423,885            1.0%
      Apple, Inc....................................................    34,396    5,814,300            4.1%
      Applied Materials, Inc........................................    18,145    1,023,922            0.7%
      Automatic Data Processing, Inc................................     6,829      793,940            0.6%
      International Business Machines Corp..........................    15,871    2,445,086            1.7%
      Mastercard, Inc. Class A......................................    13,478    2,005,122            1.4%
*     Micron Technology, Inc........................................    19,752      875,211            0.6%
      Microsoft Corp................................................    66,985    5,571,812            3.9%
      NVIDIA Corp...................................................     8,553    1,768,846            1.3%
      Skyworks Solutions, Inc.......................................     6,076      691,813            0.5%
      Texas Instruments, Inc........................................    17,751    1,716,344            1.2%
      Visa, Inc. Class A............................................    23,923    2,631,052            1.9%
      Other Securities..............................................              8,830,662            6.3%
                                                                               ------------          ------
Total Information Technology........................................             35,591,995           25.2%
                                                                               ------------          ------
Materials -- (4.5%)
*     Freeport-McMoRan, Inc.........................................    51,573      720,990            0.5%
      LyondellBasell Industries NV Class A..........................     6,755      699,345            0.5%
      Other Securities..............................................              5,285,031            3.8%
                                                                               ------------          ------
Total Materials.....................................................              6,705,366            4.8%
                                                                               ------------          ------
Telecommunication Services -- (2.8%)
      Verizon Communications, Inc...................................    74,702    3,575,985            2.5%
      Other Securities..............................................                674,385            0.5%
                                                                               ------------          ------
Total Telecommunication Services....................................              4,250,370            3.0%
                                                                               ------------          ------
Utilities -- (0.2%)
      Other Securities..............................................                341,668            0.3%
                                                                               ------------          ------
TOTAL COMMON STOCKS.................................................            139,892,046           99.2%
                                                                               ------------          ------
TOTAL INVESTMENT SECURITIES.........................................            139,892,046
                                                                               ------------

TEMPORARY CASH INVESTMENTS -- (1.1%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 1,715,083    1,715,083            1.2%
                                                                               ------------          ------

SECURITIES LENDING COLLATERAL -- (5.4%)
(S)@  DFA Short Term Investment Fund................................   692,424    8,012,043            5.7%
                                                                               ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $140,099,894).............................................             $149,619,172          106.1%
                                                                               ============          ======

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  --------------------------------------------
                                    LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ---------- ------- ------------
 Common Stocks
  Consumer Discretionary......... $ 30,648,518         --   --    $ 30,648,518
  Consumer Staples...............   17,439,989         --   --      17,439,989
  Energy.........................    1,140,907         --   --       1,140,907
  Financials.....................    4,799,533         --   --       4,799,533
  Health Care....................   11,469,833         --   --      11,469,833
  Industrials....................   27,503,867         --   --      27,503,867
  Information Technology.........   35,591,995         --   --      35,591,995
  Materials......................    6,705,366         --   --       6,705,366
  Telecommunication Services.....    4,250,370         --   --       4,250,370
  Utilities......................      341,668         --   --         341,668
 Temporary Cash Investments......    1,715,083         --   --       1,715,083
 Securities Lending Collateral...           -- $8,012,043   --       8,012,043
                                  ------------ ----------   --    ------------
 TOTAL........................... $141,607,129 $8,012,043   --    $149,619,172
                                  ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                PERCENTAGE
                                                      SHARES       VALUE+     OF NET ASSETS**
                                                      ------       ------     ---------------
COMMON STOCKS -- (94.4%)
Real Estate -- (94.4%)
#   Alexandria Real Estate Equities, Inc............   842,788 $  104,472,000            1.3%
    American Campus Communities, Inc................ 1,255,493     52,203,399            0.6%
    American Tower Corp............................. 1,221,853    175,543,620            2.1%
    Apartment Investment & Management Co. Class A... 1,491,202     65,583,064            0.8%
    AvalonBay Communities, Inc...................... 1,306,173    236,848,350            2.9%
    Boston Properties, Inc.......................... 1,485,349    179,994,592            2.2%
    Brixmor Property Group, Inc..................... 2,888,376     50,459,929            0.6%
    Camden Property Trust...........................   831,494     75,865,513            0.9%
    Crown Castle International Corp................. 1,189,210    127,340,607            1.5%
#   CubeSmart....................................... 1,710,433     46,557,986            0.6%
    DCT Industrial Trust, Inc.......................   894,750     51,913,395            0.6%
#   Digital Realty Trust, Inc....................... 1,902,197    225,296,213            2.7%
    Douglas Emmett, Inc............................. 1,378,225     54,839,573            0.7%
    Duke Realty Corp................................ 3,372,012     96,034,902            1.2%
    Equinix, Inc....................................   729,425    338,088,487            4.1%
    Equity LifeStyle Properties, Inc................   780,714     69,077,575            0.8%
    Equity Residential.............................. 3,481,321    234,153,650            2.8%
    Essex Property Trust, Inc.......................   629,004    165,069,520            2.0%
    Extra Space Storage, Inc........................ 1,196,092     97,589,146            1.2%
#   Federal Realty Investment Trust.................   683,759     82,406,635            1.0%
    Forest City Realty Trust, Inc. Class A.......... 2,292,067     56,453,610            0.7%
    Gaming and Leisure Properties, Inc.............. 1,870,000     68,329,800            0.8%
#   GGP, Inc........................................ 5,475,114    106,545,718            1.3%
    HCP, Inc........................................ 4,450,308    114,995,959            1.4%
    Healthcare Trust of America, Inc. Class A....... 1,574,366     47,309,698            0.6%
    Highwoods Properties, Inc.......................   963,479     49,185,603            0.6%
#   Host Hotels & Resorts, Inc...................... 7,137,258    139,604,766            1.7%
    Hudson Pacific Properties, Inc.................. 1,467,570     49,633,217            0.6%
#   Iron Mountain, Inc.............................. 2,379,313     95,172,520            1.1%
    Kilroy Realty Corp..............................   928,148     66,111,982            0.8%
#   Kimco Realty Corp............................... 4,041,002     73,384,596            0.9%
    Liberty Property Trust.......................... 1,442,711     61,863,448            0.7%
#   Macerich Co. (The).............................. 1,438,568     78,545,813            0.9%
    Mid-America Apartment Communities, Inc.......... 1,102,863    112,878,028            1.4%
#   National Retail Properties, Inc................. 1,396,299     56,103,294            0.7%
#   Omega Healthcare Investors, Inc................. 1,865,077     53,826,122            0.6%
    Prologis, Inc................................... 5,028,044    324,711,081            3.9%
#   Public Storage.................................. 1,402,330    290,632,892            3.5%
#   Realty Income Corp.............................. 2,484,586    133,347,731            1.6%
    Regency Centers Corp............................ 1,599,666     98,459,442            1.2%
*   SBA Communications Corp.........................   797,782    125,395,375            1.5%
    Simon Property Group, Inc....................... 3,041,839    472,488,852            5.7%
    SL Green Realty Corp............................   968,768     92,691,722            1.1%
    Sun Communities, Inc............................   661,430     59,700,672            0.7%
    UDR, Inc........................................ 2,540,787     98,557,128            1.2%
    Ventas, Inc..................................... 3,368,039    211,344,447            2.6%
    VEREIT, Inc..................................... 9,261,049     73,069,677            0.9%
    Vornado Realty Trust............................ 1,639,064    122,700,331            1.5%
    Welltower, Inc.................................. 3,448,237    230,893,950            2.8%
#   WP Carey, Inc...................................   959,557     65,393,810            0.8%
    Other Securities................................            2,023,004,018           24.3%
                                                               --------------           -----
TOTAL COMMON STOCKS.................................            8,181,673,458           98.7%
                                                               --------------           -----
TOTAL INVESTMENT SECURITIES.........................            8,181,673,458
                                                               --------------

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 67,568,197 $   67,568,197            0.8%
                                                                                --------------          ------

SECURITIES LENDING COLLATERAL -- (4.8%)
(S)@  DFA Short Term Investment Fund................................ 36,034,779    416,958,424            5.1%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,377,669,530)...........................................              $8,666,200,079          104.6%
                                                                                ==============          ======

At October 31, 2017, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...    495     12/15/17  $61,330,825 $63,674,325   $2,343,500
                                               ----------- -----------   ----------
TOTAL FUTURES CONTRACTS..                      $61,330,825 $63,674,325   $2,343,500
                                               =========== ===========   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
 Real Estate.................... $8,181,673,458           --   --    $8,181,673,458
Temporary Cash Investments......     67,568,197           --   --        67,568,197
Securities Lending Collateral...             -- $416,958,424   --       416,958,424
Futures Contracts**.............      2,343,500           --   --         2,343,500
                                 -------------- ------------   --    --------------
TOTAL........................... $8,251,585,155 $416,958,424   --    $8,668,543,579
                                 ============== ============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                        PERCENTAGE
                                                 SHARES    VALUE++    OF NET ASSETS**
                                                 ------    -------    ---------------
COMMON STOCKS -- (93.9%)
AUSTRALIA -- (5.4%)
#   Australia & New Zealand Banking Group, Ltd.. 705,906 $ 16,199,516            0.3%
    BHP Billiton, Ltd........................... 842,811   17,352,463            0.4%
#   Commonwealth Bank of Australia.............. 461,654   27,461,593            0.6%
    CSL, Ltd.................................... 129,922   13,831,633            0.3%
    National Australia Bank, Ltd................ 619,204   15,514,879            0.3%
#   Westpac Banking Corp........................ 711,417   18,019,791            0.4%
    Other Securities............................          156,997,375            3.3%
                                                         ------------            ----
TOTAL AUSTRALIA.................................          265,377,250            5.6%
                                                         ------------            ----

AUSTRIA -- (0.3%)
    Other Securities............................           12,333,426            0.3%
                                                         ------------            ----

BELGIUM -- (1.1%)
    Anheuser-Busch InBev SA/NV.................. 196,531   24,098,849            0.5%
    Other Securities............................           31,513,289            0.7%
                                                         ------------            ----
TOTAL BELGIUM...................................           55,612,138            1.2%
                                                         ------------            ----

CANADA -- (8.2%)
    Royal Bank of Canada........................ 235,620   18,422,595            0.4%
    Other Securities............................          383,221,412            8.1%
                                                         ------------            ----
TOTAL CANADA....................................          401,644,007            8.5%
                                                         ------------            ----

DENMARK -- (1.6%)
#   Novo Nordisk A.S. Class B................... 479,867   23,892,014            0.5%
    Other Securities............................           53,660,130            1.1%
                                                         ------------            ----
TOTAL DENMARK...................................           77,552,144            1.6%
                                                         ------------            ----

FINLAND -- (0.9%)
    Other Securities............................           45,582,562            1.0%
                                                         ------------            ----

FRANCE -- (8.7%)
    Air Liquide SA.............................. 112,468   14,319,865            0.3%
    Airbus SE................................... 167,504   17,188,423            0.4%
    BNP Paribas SA.............................. 269,992   21,072,719            0.5%
    Cie Generale des Etablissements Michelin....  93,901   13,591,826            0.3%
    L'Oreal SA..................................  67,079   14,929,331            0.3%
    LVMH Moet Hennessy Louis Vuitton SE.........  80,117   23,895,942            0.5%
    Sanofi...................................... 261,989   24,806,833            0.5%
    Total SA.................................... 428,068   23,859,694            0.5%
#   Vinci SA.................................... 148,757   14,574,848            0.3%
    Other Securities............................          260,075,481            5.5%
                                                         ------------            ----
TOTAL FRANCE....................................          428,314,962            9.1%
                                                         ------------            ----

GERMANY -- (7.5%)
    Allianz SE..................................  83,434   19,478,402            0.4%
    BASF SE..................................... 236,962   25,912,583            0.6%
    Bayer AG.................................... 185,881   24,179,181            0.5%
    Daimler AG.................................. 297,357   24,825,190            0.5%
    Deutsche Telekom AG......................... 871,251   15,776,017            0.3%
    SAP SE...................................... 201,863   23,065,365            0.5%
    Siemens AG.................................. 157,350   22,600,606            0.5%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            PERCENTAGE
                                  SHARES      VALUE++     OF NET ASSETS**
                                  ------      -------     ---------------
       GERMANY -- (Continued)
           Other Securities.....           $  214,451,715            4.5%
                                           --------------           -----
       TOTAL GERMANY............              370,289,059            7.8%
                                           --------------           -----

       HONG KONG -- (2.7%)
           AIA Group, Ltd....... 3,180,000     23,962,823            0.5%
           Other Securities.....              109,094,540            2.3%
                                           --------------           -----
       TOTAL HONG KONG..........              133,057,363            2.8%
                                           --------------           -----

       IRELAND -- (0.5%)
           Other Securities.....               22,639,741            0.5%
                                           --------------           -----

       ISRAEL -- (0.4%)
           Other Securities.....               18,146,940            0.4%
                                           --------------           -----

       ITALY -- (2.1%)
           Enel SpA............. 2,149,889     13,332,901            0.3%
           Other Securities.....               89,469,950            1.9%
                                           --------------           -----
       TOTAL ITALY..............              102,802,851            2.2%
                                           --------------           -----

       JAPAN -- (21.9%)
           KDDI Corp............   522,300     13,915,448            0.3%
           SoftBank Group Corp..   238,088     21,099,864            0.5%
           Toyota Motor Corp....   422,423     26,201,231            0.6%
           Other Securities.....            1,016,783,685           21.4%
                                           --------------           -----
       TOTAL JAPAN..............            1,078,000,228           22.8%
                                           --------------           -----

       NETHERLANDS -- (3.0%)
       #   Unilever NV..........   268,265     15,583,487            0.3%
           Other Securities.....              133,297,467            2.8%
                                           --------------           -----
       TOTAL NETHERLANDS........              148,880,954            3.1%
                                           --------------           -----

       NEW ZEALAND -- (0.3%)
           Other Securities.....               12,433,517            0.3%
                                           --------------           -----

       NORWAY -- (0.7%)
           Other Securities.....               36,706,452            0.8%
                                           --------------           -----

       PORTUGAL -- (0.1%)
           Other Securities.....                7,355,784            0.1%
                                           --------------           -----

       SINGAPORE -- (1.1%)
           Other Securities.....               52,614,681            1.1%
                                           --------------           -----

       SPAIN -- (3.0%)
           Banco Santander SA... 3,427,026     23,232,871            0.5%
           Other Securities.....              123,531,583            2.6%
                                           --------------           -----
       TOTAL SPAIN..............              146,764,454            3.1%
                                           --------------           -----

       SWEDEN -- (2.7%)
           Other Securities.....              130,932,249            2.8%
                                           --------------           -----

       SWITZERLAND -- (6.6%)
           Nestle SA............   819,632     68,962,607            1.5%
           Novartis AG..........   429,247     35,403,963            0.8%
           Roche Holding AG.....   202,368     46,773,514            1.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                           SHARES      VALUE++     OF NET ASSETS**
                                                           ------      -------     ---------------
SWITZERLAND -- (Continued)
      Other Securities..................................            $  172,727,876            3.5%
                                                                    --------------          ------
TOTAL SWITZERLAND.......................................               323,867,960            6.8%
                                                                    --------------          ------

UNITED KINGDOM -- (15.1%)
#     Anglo American P.L.C..............................    777,930     14,674,102            0.3%
#     AstraZeneca P.L.C. Sponsored ADR..................    444,297     15,328,247            0.3%
      BP P.L.C. Sponsored ADR...........................    746,083     30,343,175            0.6%
      British American Tobacco P.L.C....................    320,392     20,700,471            0.4%
      Diageo P.L.C. Sponsored ADR.......................    124,015     16,991,295            0.4%
#     GlaxoSmithKline P.L.C. Sponsored ADR..............    423,459     15,426,611            0.3%
      Glencore P.L.C....................................  2,850,031     13,746,266            0.3%
      HSBC Holdings P.L.C...............................  1,761,358     17,199,869            0.4%
      HSBC Holdings P.L.C. Sponsored ADR................    616,604     30,071,777            0.6%
      Reckitt Benckiser Group P.L.C.....................    177,989     15,924,079            0.3%
      Royal Dutch Shell P.L.C. Class A..................    484,235     15,243,613            0.3%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A...    342,298     21,575,059            0.5%
#     Royal Dutch Shell P.L.C. Sponsored ADR, Class B...    345,272     22,566,978            0.5%
      Unilever P.L.C. Sponsored ADR.....................    272,913     15,460,521            0.3%
      Vodafone Group P.L.C..............................  6,677,955     19,101,210            0.4%
      Other Securities..................................               456,238,086            9.8%
                                                                    --------------          ------
TOTAL UNITED KINGDOM....................................               740,591,359           15.7%
                                                                    --------------          ------
TOTAL COMMON STOCKS.....................................             4,611,500,081           97.6%
                                                                    --------------          ------

PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Other Securities..................................                25,517,892            0.6%
                                                                    --------------          ------
TOTAL PREFERRED STOCKS..................................                25,517,892            0.6%
                                                                    --------------          ------

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities..................................                   242,316            0.0%
                                                                    --------------          ------
TOTAL RIGHTS/WARRANTS...................................                   242,316            0.0%
                                                                    --------------          ------
TOTAL INVESTMENT SECURITIES.............................             4,637,260,289
                                                                    --------------

                                                                       VALUE+
                                                             -         ------             -

SECURITIES LENDING COLLATERAL -- (5.6%)
(S)@  DFA Short Term Investment Fund.................... 23,652,724    273,685,666            5.8%
                                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $4,068,972,435).................................             $4,910,945,955          104.0%
                                                                    ==============          ======

At October 31, 2017, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future...     85     12/15/17  $ 8,309,516 $ 8,531,450   $  221,934
S&P 500 Emini Index(R)...    301     12/15/17   37,929,596  38,719,135      789,539
                                               ----------- -----------   ----------
TOTAL FUTURES CONTRACTS..                      $46,239,112 $47,250,585   $1,011,473
                                               =========== ===========   ==========

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                   LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                 ------------ -------------- ------- --------------
Common Stocks
 Australia...................... $  4,945,265 $  260,431,985   --    $  265,377,250
 Austria........................           --     12,333,426   --        12,333,426
 Belgium........................           --     55,612,138   --        55,612,138
 Canada.........................  401,644,007             --   --       401,644,007
 Denmark........................    3,011,648     74,540,496   --        77,552,144
 Finland........................    1,672,070     43,910,492   --        45,582,562
 France.........................   11,762,757    416,552,205   --       428,314,962
 Germany........................   30,769,847    339,519,212   --       370,289,059
 Hong Kong......................      862,958    132,194,405   --       133,057,363
 Ireland........................    5,877,320     16,762,421   --        22,639,741
 Israel.........................    4,382,059     13,764,881   --        18,146,940
 Italy..........................    5,149,952     97,652,899   --       102,802,851
 Japan..........................   41,449,732  1,036,550,496   --     1,078,000,228
 Netherlands....................   33,913,560    114,967,394   --       148,880,954
 New Zealand....................           --     12,433,517   --        12,433,517
 Norway.........................      932,815     35,773,637   --        36,706,452
 Portugal.......................           --      7,355,784   --         7,355,784
 Singapore......................           --     52,614,681   --        52,614,681
 Spain..........................   14,074,992    132,689,462   --       146,764,454
 Sweden.........................           --    130,932,249   --       130,932,249
 Switzerland....................   17,921,835    305,946,125   --       323,867,960
 United Kingdom.................  239,485,594    501,105,765   --       740,591,359
Preferred Stocks
 Germany........................           --     25,517,892   --        25,517,892
Rights/Warrants
 Spain..........................           --        242,316   --           242,316
Securities Lending Collateral...           --    273,685,666   --       273,685,666
Futures Contracts**.............    1,011,473             --   --         1,011,473
                                 ------------ --------------   --    --------------
TOTAL........................... $818,867,884 $4,093,089,544   --    $4,911,957,428
                                 ============ ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                            PERCENTAGE
                                                  SHARES      VALUE++     OF NET ASSETS**
                                                  ------      -------     ---------------
COMMON STOCKS -- (93.1%)
AUSTRALIA -- (5.5%)
#   Australia & New Zealand Banking Group, Ltd.. 2,396,023 $   54,985,245            0.2%
    BHP Billiton, Ltd........................... 4,074,214     83,883,160            0.3%
#   Commonwealth Bank of Australia..............   785,325     46,715,236            0.2%
    Macquarie Group, Ltd........................   602,362     45,442,107            0.2%
#   National Australia Bank, Ltd................ 1,864,442     46,715,771            0.2%
#   Westpac Banking Corp........................ 2,168,520     54,927,387            0.2%
    Other Securities............................            1,134,332,572            4.5%
                                                           --------------            ----
TOTAL AUSTRALIA.................................            1,467,001,478            5.8%
                                                           --------------            ----

AUSTRIA -- (0.6%)
    Other Securities............................              171,827,531            0.7%
                                                           --------------            ----

BELGIUM -- (1.4%)
    Other Securities............................              381,977,197            1.5%
                                                           --------------            ----

CANADA -- (7.9%)
    Bank of Montreal............................   732,193     56,093,306            0.2%
    Bank of Nova Scotia (The)...................   964,105     62,204,055            0.3%
    Royal Bank of Canada........................   699,021     54,628,491            0.2%
    Other Securities............................            1,938,415,943            7.6%
                                                           --------------            ----
TOTAL CANADA....................................            2,111,341,795            8.3%
                                                           --------------            ----

CHINA -- (0.0%)
    Other Securities............................                  110,119            0.0%
                                                           --------------            ----

DENMARK -- (1.7%)
    Other Securities............................              454,266,175            1.8%
                                                           --------------            ----

FINLAND -- (1.7%)
    UPM-Kymmene Oyj............................. 1,735,959     52,134,771            0.2%
    Other Securities............................              401,672,764            1.6%
                                                           --------------            ----
TOTAL FINLAND...................................              453,807,535            1.8%
                                                           --------------            ----

FRANCE -- (7.1%)
    BNP Paribas SA.............................. 1,046,818     81,703,533            0.3%
    Cie Generale des Etablissements Michelin....   509,793     73,790,679            0.3%
#   Engie SA.................................... 3,023,845     51,109,179            0.2%
    Orange SA................................... 2,984,136     49,022,418            0.2%
    Sanofi......................................   514,628     48,728,347            0.2%
    Total SA.................................... 1,539,718     85,820,945            0.3%
    Other Securities............................            1,504,092,353            5.9%
                                                           --------------            ----
TOTAL FRANCE....................................            1,894,267,454            7.4%
                                                           --------------            ----

GERMANY -- (7.1%)
    Allianz SE..................................   244,024     56,969,551            0.2%
    BASF SE..................................... 1,224,687    133,923,595            0.5%
    Bayerische Motoren Werke AG.................   588,367     60,343,059            0.2%
    Daimler AG.................................. 1,485,860    124,048,726            0.5%
    Deutsche Telekom AG......................... 4,893,747     88,612,620            0.4%
    E.ON SE..................................... 5,371,567     63,623,173            0.3%
    Fresenius SE & Co. KGaA.....................   594,150     49,739,988            0.2%
*   RWE AG...................................... 1,919,080     48,253,072            0.2%
    Other Securities............................            1,290,589,274            5.0%
                                                           --------------            ----
TOTAL GERMANY...................................            1,916,103,058            7.5%
                                                           --------------            ----

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                           SHARES      VALUE++     OF NET ASSETS**
                                           ------      -------     ---------------
HONG KONG -- (2.7%)
    AIA Group, Ltd....................... 6,813,400 $   51,342,233            0.2%
    CK Hutchison Holdings, Ltd........... 3,807,408     48,360,585            0.2%
    Other Securities.....................              628,959,526            2.5%
                                                    --------------           -----
TOTAL HONG KONG..........................              728,662,344            2.9%
                                                    --------------           -----

IRELAND -- (0.5%)
    Other Securities.....................              131,124,345            0.5%
                                                    --------------           -----

ISRAEL -- (0.6%)
    Other Securities.....................              169,809,184            0.7%
                                                    --------------           -----

ITALY -- (2.9%)
#   Assicurazioni Generali SpA........... 2,476,453     45,070,836            0.2%
    Fiat Chrysler Automobiles NV......... 2,878,006     49,764,394            0.2%
    Other Securities.....................              692,592,139            2.7%
                                                    --------------           -----
TOTAL ITALY..............................              787,427,369            3.1%
                                                    --------------           -----

JAPAN -- (22.8%)
    Hitachi, Ltd......................... 7,235,425     57,618,187            0.2%
    Honda Motor Co., Ltd................. 2,495,223     78,192,940            0.3%
    Mitsubishi UFJ Financial Group, Inc.. 8,324,200     56,464,229            0.2%
    Toyota Motor Corp.................... 2,741,740    170,059,309            0.7%
    Toyota Motor Corp. Sponsored ADR.....   408,823     50,694,052            0.2%
    Other Securities.....................            5,697,196,362           22.4%
                                                    --------------           -----
TOTAL JAPAN..............................            6,110,225,079           24.0%
                                                    --------------           -----

NETHERLANDS -- (2.8%)
    Akzo Nobel NV........................   677,388     61,155,155            0.2%
    Other Securities.....................              694,397,324            2.8%
                                                    --------------           -----
TOTAL NETHERLANDS........................              755,552,479            3.0%
                                                    --------------           -----

NEW ZEALAND -- (0.4%)
    Other Securities.....................               97,683,761            0.4%
                                                    --------------           -----

NORWAY -- (0.8%)
    Other Securities.....................              211,772,053            0.8%
                                                    --------------           -----

PORTUGAL -- (0.2%)
    Other Securities.....................               65,528,812            0.2%
                                                    --------------           -----

SINGAPORE -- (1.1%)
    Other Securities.....................              292,310,470            1.1%
                                                    --------------           -----

SPAIN -- (2.2%)
    Banco Santander SA................... 9,453,773     64,090,057            0.3%
    Iberdrola SA......................... 7,788,128     62,935,908            0.3%
    Other Securities.....................              475,399,916            1.8%
                                                    --------------           -----
TOTAL SPAIN..............................              602,425,881            2.4%
                                                    --------------           -----

SWEDEN -- (2.7%)
    Other Securities.....................              728,311,991            2.9%
                                                    --------------           -----

SWITZERLAND -- (5.4%)
    ABB, Ltd............................. 2,166,659     56,582,363            0.2%
    Nestle SA............................ 2,417,067    203,368,393            0.8%
    Novartis AG Sponsored ADR............   935,984     77,293,559            0.3%
    Other Securities.....................            1,112,212,639            4.4%
                                                    --------------           -----
TOTAL SWITZERLAND........................            1,449,456,954            5.7%
                                                    --------------           -----

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                           SHARES        VALUE++     OF NET ASSETS**
                                                           ------        -------     ---------------
UNITED KINGDOM -- (15.0%)
#     Anglo American P.L.C..............................   2,969,972 $    56,022,613            0.2%
      AstraZeneca P.L.C. Sponsored ADR..................   1,343,676      46,356,822            0.2%
      BP P.L.C. Sponsored ADR...........................   2,101,061      85,450,151            0.3%
      HSBC Holdings P.L.C. Sponsored ADR................   3,144,040     153,334,831            0.6%
      Lloyds Banking Group P.L.C........................  62,288,792      56,460,461            0.2%
      Rio Tinto P.L.C. Sponsored ADR....................   1,670,448      80,064,573            0.3%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A...   1,570,022      98,958,487            0.4%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class B...   1,333,672      87,168,802            0.4%
      Vodafone Group P.L.C..............................  27,407,758      78,395,461            0.3%
      Vodafone Group P.L.C. Sponsored ADR...............   1,906,729      55,256,999            0.2%
      Other Securities..................................               3,226,898,882           12.7%
                                                                     ---------------          ------
TOTAL UNITED KINGDOM....................................               4,024,368,082           15.8%
                                                                     ---------------          ------

UNITED STATES -- (0.0%)
      Other Securities..................................                   2,853,295            0.0%
                                                                     ---------------          ------
TOTAL COMMON STOCKS.....................................              25,008,214,441           98.3%
                                                                     ---------------          ------

PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Volkswagen AG.....................................     371,774      68,072,987            0.3%
      Other Securities..................................                  65,412,880            0.2%
                                                                     ---------------          ------
TOTAL GERMANY...........................................                 133,485,867            0.5%
                                                                     ---------------          ------
TOTAL PREFERRED STOCKS..................................                 133,485,867            0.5%
                                                                     ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities..................................                     274,985            0.0%
                                                                     ---------------          ------

FRANCE -- (0.0%)
      Other Securities..................................                       1,620            0.0%
                                                                     ---------------          ------

HONG KONG -- (0.0%)
      Other Securities..................................                       2,247            0.0%
                                                                     ---------------          ------

ISRAEL -- (0.0%)
      Other Securities..................................                           7            0.0%
                                                                     ---------------          ------

NEW ZEALAND -- (0.0%)
      Other Securities..................................                          46            0.0%
                                                                     ---------------          ------

SPAIN -- (0.0%)
      Other Securities..................................                   1,360,258            0.0%
                                                                     ---------------          ------

SWITZERLAND -- (0.0%)
      Other Securities..................................                       7,809            0.0%
                                                                     ---------------          ------
TOTAL RIGHTS/WARRANTS...................................                   1,646,972            0.0%
                                                                     ---------------          ------
TOTAL INVESTMENT SECURITIES.............................              25,143,347,280
                                                                     ---------------

                                                                         VALUE+
                                                             -           ------             -
SECURITIES LENDING COLLATERAL -- (6.4%)
(S)@  DFA Short Term Investment Fund.................... 147,857,530   1,710,859,480            6.7%
                                                                     ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $22,034,204,503)................................              $26,854,206,760          105.5%
                                                                     ===============          ======

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


At October 31, 2017, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...   1,650    12/15/17  $203,332,974 $212,247,750   $8,914,776
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $203,332,974 $212,247,750   $8,914,776
                                               ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                    LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                 -------------- --------------- ------- ---------------
Common Stocks
 Australia...................... $   40,877,021 $ 1,426,124,457   --    $ 1,467,001,478
 Austria........................         78,834     171,748,697   --        171,827,531
 Belgium........................     15,161,476     366,815,721   --        381,977,197
 Canada.........................  2,111,283,472          58,323   --      2,111,341,795
 China..........................             --         110,119   --            110,119
 Denmark........................     35,144,212     419,121,963   --        454,266,175
 Finland........................      4,389,359     449,418,176   --        453,807,535
 France.........................     79,927,251   1,814,340,203   --      1,894,267,454
 Germany........................    112,522,049   1,803,581,009   --      1,916,103,058
 Hong Kong......................      1,249,178     727,413,166   --        728,662,344
 Ireland........................     22,706,016     108,418,329   --        131,124,345
 Israel.........................     19,084,929     150,724,255   --        169,809,184
 Italy..........................     17,797,005     769,630,364   --        787,427,369
 Japan..........................    123,172,020   5,987,053,059   --      6,110,225,079
 Netherlands....................    111,493,419     644,059,060   --        755,552,479
 New Zealand....................        142,330      97,541,431   --         97,683,761
 Norway.........................     13,824,985     197,947,068   --        211,772,053
 Portugal.......................        256,895      65,271,917   --         65,528,812
 Singapore......................             --     292,310,470   --        292,310,470
 Spain..........................     33,837,529     568,588,352   --        602,425,881
 Sweden.........................      3,303,121     725,008,870   --        728,311,991
 Switzerland....................    109,654,831   1,339,802,123   --      1,449,456,954
 United Kingdom.................    865,746,452   3,158,621,630   --      4,024,368,082
 United States..................         76,405       2,776,890   --          2,853,295
Preferred Stocks
 Germany........................             --     133,485,867   --        133,485,867
Rights/Warrants
 Australia......................             --         274,985   --            274,985
 France.........................             --           1,620   --              1,620
 Hong Kong......................             --           2,247   --              2,247
 Israel.........................             --               7   --                  7
 New Zealand....................             --              46   --                 46
 Spain..........................             --       1,360,258   --          1,360,258
 Switzerland....................             --           7,809   --              7,809
Securities Lending Collateral...             --   1,710,859,480   --      1,710,859,480
Futures Contracts**.............      8,914,776              --   --          8,914,776
                                 -------------- ---------------   --    ---------------
TOTAL........................... $3,730,643,565 $23,132,477,971   --    $26,863,121,536
                                 ============== ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                 VALUE+
                                                             ---------------
   AFFILIATED INVESTMENT COMPANIES -- (100.0%)
   Investment in The Continental Small Company Series of
     The DFA Investment Trust Company....................... $ 5,118,702,845
   Investment in The Japanese Small Company Series of
     The DFA Investment Trust Company.......................   3,339,426,830
   Investment in The United Kingdom Small Company Series of
     The DFA Investment Trust Company.......................   2,246,700,930
   Investment in The Asia Pacific Small Company Series of
     The DFA Investment Trust Company.......................   1,482,853,393
   Investment in The Canadian Small Company Series of
     The DFA Investment Trust Company.......................   1,162,055,496
                                                             ---------------
      TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.. $13,349,739,494
                                                             ===============

At October 31, 2017, International Small Company Portfolio had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...    885     12/15/17  $110,931,628 $113,841,975   $2,910,347
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $110,931,628 $113,841,975   $2,910,347
                                               ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See
Security Valuation Note):
                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                        ---------------------------------------------------------------------------
                                            LEVEL 1            LEVEL 2        LEVEL 3             TOTAL
                                           ---------------     -------        -------           ---------------
Affiliated Investment Companies........ $13,349,739,494          --             --           $13,349,739,494
Futures Contracts**....................       2,910,347          --             --                 2,910,347
                                           ---------------       --             --              ---------------
TOTAL.................................. $13,352,649,841          --             --           $13,352,649,841
                                           ===============       ==             ==              ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        GLOBAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                           SHARES    VALUE+
                                                           ------- -----------
 AFFILIATED INVESTMENT COMPANIES -- (100.0%)
 Investment in U.S. Small Cap Portfolio of
   DFA Investment Dimensions Group Inc.................... 207,593 $ 7,573,004
 Investment in The Continental Small Company Series of
   The DFA Investment Trust Company.......................           2,171,663
 Investment in The Emerging Markets Small Cap Series of
   The DFA Investment Trust Company.......................           1,826,296
 Investment in The Japanese Small Company Series of
   The DFA Investment Trust Company.......................           1,401,455
 Investment in The United Kingdom Small Company Series of
   The DFA Investment Trust Company.......................             938,033
 Investment in The Asia Pacific Small Company Series of
   The DFA Investment Trust Company.......................             631,125
 Investment in The Canadian Small Company Series of
   The DFA Investment Trust Company.......................             459,984
                                                                   -----------
    TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
      (Cost $13,706,363)..................................         $15,001,560
                                                                   ===========

Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      ---------------------------------------
                                        LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                      -----------  ------- ------- -----------
   Affiliated Investment Companies... $15,001,560    --      --    $15,001,560
                                      -----------    --      --    -----------
   TOTAL............................. $15,001,560    --      --    $15,001,560
                                      ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                       JAPANESE SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                  VALUE+
                                                               ------------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The Japanese Small Company Series of The
       DFA Investment Trust Company........................... $648,220,609
                                                               ------------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY.... $648,220,609
                                                               ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     ASIA PACIFIC SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                  VALUE+
                                                               ------------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The Asia Pacific Small Company Series
       of The DFA Investment Trust Company.................... $332,220,879
                                                               ------------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY.... $332,220,879
                                                               ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    UNITED KINGDOM SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                 VALUE+
                                                               -----------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The United Kingdom Small Company Series of
       The DFA Investment Trust Company....................... $45,202,087
                                                               -----------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY.... $45,202,087
                                                               ===========

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                      CONTINENTAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                  VALUE+
                                                               ------------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The Continental Small Company Series
       of The DFA Investment Trust Company.................... $592,215,514
                                                               ------------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY.... $592,215,514
                                                               ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                     Percentage
                                        Shares            Value++ of Net Assets**
  COMMON STOCKS -- (96.7%)
  AUSTRALIA -- (20.0%)
      Dexus Property Group........  13,825,787    $   103,527,334          1.9%
      Goodman Group...............  23,331,942        149,598,540          2.7%
      GPT Group (The).............  24,380,306         95,200,714          1.7%
      Mirvac Group................  19,777,034         36,554,831          0.7%
      Scentre Group...............  68,764,426        212,030,820          3.9%
      Stockland...................  32,842,224        113,829,292          2.1%
      Vicinity Centres............  44,932,360         91,330,516          1.7%
      Westfield Corp..............  25,922,527        154,504,722          2.8%
      Other Securities............                    163,997,011          2.9%
                                                  --------------- -------------
  TOTAL AUSTRALIA.................                  1,120,573,780         20.4%
                                                  --------------- -------------

  BELGIUM -- (2.0%)
      Cofinimmo SA................     263,699         33,455,083          0.6%
      Other Securities............                     76,784,757          1.4%
                                                  --------------- -------------
  TOTAL BELGIUM...................                    110,239,840          2.0%
                                                  --------------- -------------

  CANADA -- (5.2%)
  #   H&R REIT....................   2,010,917         33,387,991          0.6%
  #   RioCan REIT.................   2,107,577         39,975,513          0.7%
      Other Securities............                    218,876,391          4.0%
                                                  --------------- -------------
  TOTAL CANADA....................                    292,239,895          5.3%
                                                  --------------- -------------

  CHINA -- (0.3%)
      Other Securities............                     14,973,853          0.3%
                                                  --------------- -------------

  FRANCE -- (5.5%)
      Fonciere Des Regions........     456,007         46,434,708          0.8%
      Gecina SA...................     526,297         85,482,417          1.6%
      ICADE.......................     469,808         41,056,813          0.7%
      Klepierre SA................   2,885,656        114,872,498          2.1%
      Unibail-Rodamco SE(B1YY4B3).     978,160        244,840,252          4.5%
      Unibail-Rodamco SE(7076242).     331,578         82,983,335          1.5%
      Other Securities............                     22,828,418          0.4%
                                                  --------------- -------------
  TOTAL FRANCE....................                    638,498,441         11.6%
                                                  --------------- -------------

  GERMANY -- (0.7%)
      Other Securities............                     41,167,885          0.8%
                                                  --------------- -------------

  GREECE -- (0.0%)
      Other Securities............                      1,008,448          0.0%
                                                  --------------- -------------

  HONG KONG -- (5.3%)
      Link REIT...................  28,461,905        239,287,882          4.3%
      Other Securities............                     59,178,682          1.1%
                                                  --------------- -------------
  TOTAL HONG KONG.................                    298,466,564          5.4%
                                                  --------------- -------------

  IRELAND -- (0.2%)
      Other Securities............                     12,778,405          0.2%
                                                  --------------- -------------

  ITALY -- (0.4%)
      Other Securities............                     21,038,719          0.4%
                                                  --------------- -------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


   JAPAN -- (19.8%)
   #   Advance Residence Investment Corp.....     17,155 $   40,327,190  0.7%
   #   Daiwa House REIT Investment Corp......     18,299     42,761,250  0.8%
       GLP J-Reit............................     32,261     32,339,242  0.6%
       Japan Hotel REIT Investment Corp......     52,901     35,025,118  0.6%
       Japan Prime Realty Investment Corp....     11,111     35,736,456  0.7%
       Japan Real Estate Investment Corp.....     16,129     75,615,100  1.4%
       Japan Retail Fund Investment Corp.....     34,098     60,512,264  1.1%
   #   Kenedix Office Investment Corp........      6,082     32,583,311  0.6%
       Nippon Building Fund, Inc.............     17,947     86,650,715  1.6%
       Nippon Prologis REIT, Inc.............     19,387     40,763,337  0.7%
       Nomura Real Estate Master Fund, Inc...     49,428     61,821,821  1.1%
   #   Orix JREIT, Inc.......................     33,871     46,538,238  0.8%
       United Urban Investment Corp..........     39,235     56,444,078  1.0%
       Other Securities......................               460,275,255  8.4%
                                                         -------------- -----
   TOTAL JAPAN...............................             1,107,393,375 20.1%
                                                         -------------- -----

   MALAYSIA -- (0.5%)
       Other Securities......................                29,517,583  0.5%
                                                         -------------- -----

   MEXICO -- (1.7%)
   #   Fibra Uno Administracion S.A. de C.V.. 34,409,094     53,987,015  1.0%
       Other Securities......................                41,624,914  0.7%
                                                         -------------- -----
   TOTAL MEXICO..............................                95,611,929  1.7%
                                                         -------------- -----

   NETHERLANDS -- (7.2%)
       Wereldhave NV.........................    720,117     32,736,559  0.6%
       Other Securities......................                42,324,910  0.8%
                                                         -------------- -----
   TOTAL NETHERLANDS.........................                75,061,469  1.4%
                                                         -------------- -----

   NEW ZEALAND -- (0.8%)
       Other Securities......................                45,305,907  0.8%
                                                         -------------- -----

   SINGAPORE -- (8.4%)
       Ascendas REIT......................... 32,585,100     65,517,374  1.2%
       CapitaLand Commercial Trust........... 34,097,949     43,432,872  0.8%
       CapitaLand Mall Trust................. 32,831,000     48,670,928  0.9%
   #   Mapletree Commercial Trust............ 25,804,137     29,431,331  0.5%
       Suntec REIT........................... 34,076,900     48,783,791  0.9%
       Other Securities......................               232,502,292  4.2%
                                                         -------------- -----
   TOTAL SINGAPORE...........................               468,338,588  8.5%
                                                         -------------- -----

   SOUTH AFRICA -- (3.5%)
       Growthpoint Properties, Ltd........... 29,736,158     51,580,799  0.9%
       Redefine Properties, Ltd.............. 67,048,274     50,354,358  0.9%
       Resilient REIT, Ltd...................  3,487,741     34,749,649  0.6%
       Other Securities......................                56,875,560  1.1%
                                                         -------------- -----
   TOTAL SOUTH AFRICA........................               193,560,366  3.5%
                                                         -------------- -----

   SPAIN -- (1.3%)
       Merlin Properties Socimi SA...........  4,847,051     64,000,976  1.2%
       Other Securities......................                 8,339,744  0.1%
                                                         -------------- -----
   TOTAL SPAIN...............................                72,340,720  1.3%
                                                         -------------- -----

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                          SHARES      VALUE++     OF NET ASSETS**
                                          ------      -------     ---------------
TAIWAN -- (0.2%)
       Other Securities................            $   10,730,438            0.2%
                                                   --------------          ------

TURKEY -- (0.5%)
       Other Securities................                30,032,891            0.6%
                                                   --------------          ------

UNITED KINGDOM -- (13.2%)
       British Land Co. P.L.C. (The)... 13,875,146    110,781,945            2.0%
       Derwent London P.L.C............  1,517,000     53,918,029            1.0%
       Great Protland Estates P.L.C....  4,807,043     39,709,503            0.7%
       Hammerson P.L.C................. 11,418,551     79,487,099            1.4%
#      Intu Properties P.L.C........... 12,684,031     36,413,471            0.7%
       Land Securities Group P.L.C..... 10,398,014    133,549,584            2.4%
       Segro P.L.C..................... 14,315,123    103,342,334            1.9%
       Shaftesbury P.L.C...............  3,470,964     45,669,734            0.8%
       Other Securities................               136,412,667            2.6%
                                                   --------------          ------
TOTAL UNITED KINGDOM...................               739,284,366           13.5%
                                                   --------------          ------
TOTAL COMMON STOCKS....................             5,418,163,462           98.5%
                                                   --------------          ------

RIGHTS/WARRANTS -- (0.0%)
NEW ZEALAND -- (0.0%)
       Other Securities................                     3,786            0.0%
                                                   --------------          ------
TOTAL INVESTMENT SECURITIES............             5,418,167,248
                                                   --------------

                                                      VALUE+
                                            -         ------             -
SECURITIES LENDING COLLATERAL -- (3.3%)
(S)@   DFA Short Term Investment Fund.. 16,040,082    185,599,787            3.4%
                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,411,511,463)..............              $5,603,767,035          101.9%
                                                   ==============          ======

At October 31, 2017, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                           NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)....    300     12/15/17  $38,140,122 $38,590,500    $450,378
                                                ----------- -----------    --------
TOTAL FUTURES CONTRACTS...                      $38,140,122 $38,590,500    $450,378
                                                =========== ===========    ========

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                   LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                 ------------ -------------- ------- --------------
Common Stocks
 Australia......................           -- $1,120,573,780   --    $1,120,573,780
 Belgium........................           --    110,239,840   --       110,239,840
 Canada......................... $292,239,895             --   --       292,239,895
 China..........................           --     14,973,853   --        14,973,853
 France.........................   82,983,335    555,515,106   --       638,498,441
 Germany........................           --     41,167,885   --        41,167,885
 Greece.........................           --      1,008,448   --         1,008,448
 Hong Kong......................           --    298,466,564   --       298,466,564
 Ireland........................           --     12,778,405   --        12,778,405
 Italy..........................           --     21,038,719   --        21,038,719
 Japan..........................           --  1,107,393,375   --     1,107,393,375
 Malaysia.......................           --     29,517,583   --        29,517,583
 Mexico.........................   95,611,929             --   --        95,611,929
 Netherlands....................           --     75,061,469   --        75,061,469
 New Zealand....................           --     45,305,907   --        45,305,907
 Singapore......................           --    468,338,588   --       468,338,588
 South Africa...................           --    193,560,366   --       193,560,366
 Spain..........................           --     72,340,720   --        72,340,720
 Taiwan.........................           --     10,730,438   --        10,730,438
 Turkey.........................           --     30,032,891   --        30,032,891
 United Kingdom.................           --    739,284,366   --       739,284,366
RIGHTS/WARRANTS
 New Zealand....................           --          3,786   --             3,786
Securities Lending Collateral...           --    185,599,787   --       185,599,787
Futures Contracts**.............      450,378             --   --           450,378
                                 ------------ --------------   --    --------------
TOTAL........................... $471,285,537 $5,132,931,876   --    $5,604,217,413
                                 ============ ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                PERCENTAGE
                                                      SHARES      VALUE++     OF NET ASSETS**
                                                      ------      -------     ---------------
COMMON STOCKS -- (40.8%)
UNITED STATES -- (40.8%)
    Alexandria Real Estate Equities, Inc............   296,010 $   36,693,400            0.5%
    American Campus Communities, Inc................   405,786     16,872,582            0.3%
    American Tower Corp.............................   962,125    138,228,499            2.1%
    Apartment Investment & Management Co. Class A...   465,349     20,466,049            0.3%
    AvalonBay Communities, Inc......................   410,124     74,367,785            1.1%
    Boston Properties, Inc..........................   457,612     55,453,422            0.8%
    Brixmor Property Group, Inc.....................   987,226     17,246,838            0.3%
    Camden Property Trust...........................   302,782     27,625,830            0.4%
    Crown Castle International Corp.................   902,269     96,614,965            1.4%
    CubeSmart.......................................   655,345     17,838,491            0.3%
    DCT Industrial Trust, Inc.......................   318,396     18,473,336            0.3%
    Digital Realty Trust, Inc.......................   579,907     68,684,161            1.0%
    Duke Realty Corp................................ 1,025,121     29,195,446            0.4%
    Equinix, Inc....................................   225,476    104,508,126            1.6%
    Equity LifeStyle Properties, Inc................   236,285     20,906,497            0.3%
    Equity Residential.............................. 1,092,067     73,452,426            1.1%
    Essex Property Trust, Inc.......................   192,016     50,390,759            0.8%
    Extra Space Storage, Inc........................   412,484     33,654,570            0.5%
#   Federal Realty Investment Trust.................   203,165     24,485,446            0.4%
    Forest City Realty Trust, Inc. Class A..........   709,996     17,487,201            0.3%
    Gaming and Leisure Properties, Inc..............   580,072     21,195,831            0.3%
#   GGP, Inc........................................ 2,007,174     39,059,606            0.6%
    HCP, Inc........................................ 1,294,413     33,447,632            0.5%
    Healthcare Trust of America, Inc. Class A.......   637,991     19,171,630            0.3%
    Host Hotels & Resorts, Inc...................... 2,225,017     43,521,333            0.6%
    Hudson Pacific Properties, Inc..................   558,331     18,882,754            0.3%
    Iron Mountain, Inc..............................   699,555     27,982,200            0.4%
    Kilroy Realty Corp..............................   317,305     22,601,635            0.3%
#   Kimco Realty Corp............................... 1,387,549     25,197,890            0.4%
    Liberty Property Trust..........................   440,082     18,870,716            0.3%
    Macerich Co. (The)..............................   376,228     20,542,049            0.3%
    Mid-America Apartment Communities, Inc..........   310,565     31,786,279            0.5%
    National Retail Properties, Inc.................   433,161     17,404,409            0.3%
#   Omega Healthcare Investors, Inc.................   614,059     17,721,743            0.3%
    Prologis, Inc................................... 1,577,624    101,882,958            1.5%
#   Public Storage..................................   454,129     94,118,235            1.4%
    Realty Income Corp..............................   766,205     41,122,222            0.6%
#   Regency Centers Corp............................   509,713     31,372,811            0.5%
#*  SBA Communications Corp.........................   327,775     51,519,674            0.8%
#   Simon Property Group, Inc.......................   928,999    144,301,415            2.1%
#   SL Green Realty Corp............................   327,763     31,360,364            0.5%
    Sun Communities, Inc............................   254,389     22,961,151            0.3%
    UDR, Inc........................................   758,996     29,441,455            0.4%
    Ventas, Inc..................................... 1,054,352     66,160,588            1.0%
    VEREIT, Inc..................................... 3,240,315     25,566,085            0.4%
    Vornado Realty Trust............................   553,485     41,433,887            0.6%
    Welltower, Inc.................................. 1,089,264     72,937,117            1.1%
    WP Carey, Inc...................................   297,172     20,252,272            0.3%
    Other Securities................................              719,205,825           10.3%
                                                               --------------           -----
TOTAL COMMON STOCKS.................................            2,793,667,595           41.4%
                                                               --------------           -----

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                   ------       -------     ---------------
AFFILIATED INVESTMENT COMPANIES -- (57.6%)
UNITED STATES -- (57.6%)
      DFA International Real Estate Securities Portfolio of DFA
       Investment Dimensions Group Inc.......................... 467,157,379 $2,368,487,914           35.1%
      DFA Real Estate Securities Portfolio of DFA Investment
       Dimensions Group Inc.....................................  45,252,203  1,583,374,570           23.4%
                                                                             --------------          ------
TOTAL UNITED STATES.............................................              3,951,862,484           58.5%
                                                                             --------------          ------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
 COMPANIES......................................................              3,951,862,484           58.5%
                                                                             --------------          ------
TOTAL INVESTMENT SECURITIES.....................................              6,745,530,079
                                                                             --------------

                                                                                VALUE+
                                                                                ------
SECURITIES LENDING COLLATERAL -- (1.6%)
(S)@  DFA Short Term Investment Fund............................   9,319,863    107,840,139            1.6%
                                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,118,037,872).......................................               $6,853,370,218          101.5%
                                                                             ==============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
  United States................. $2,793,667,595           --   --    $2,793,667,595
Affiliated Investment Companies.  3,951,862,484           --   --     3,951,862,484
Securities Lending Collateral...             -- $107,840,139   --       107,840,139
                                 -------------- ------------   --    --------------
TOTAL........................... $6,745,530,079 $107,840,139   --    $6,853,370,218
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                    PERCENTAGE
                                          SHARES      VALUE++     OF NET ASSETS**
                                          ------      -------     ---------------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (5.8%)
    Downer EDI, Ltd.................... 13,482,483 $   72,345,552            0.5%
*   WorleyParsons, Ltd.................  5,201,572     55,946,016            0.4%
    Other Securities...................               846,530,437            5.1%
                                                   --------------            ----
TOTAL AUSTRALIA........................               974,822,005            6.0%
                                                   --------------            ----

AUSTRIA -- (1.3%)
*   Raiffeisen Bank International AG...  1,535,503     53,398,841            0.3%
    Wienerberger AG....................  2,684,294     68,872,121            0.4%
    Other Securities...................                88,050,016            0.6%
                                                   --------------            ----
TOTAL AUSTRIA..........................               210,320,978            1.3%
                                                   --------------            ----

BELGIUM -- (1.3%)
    Other Securities...................               215,912,553            1.3%
                                                   --------------            ----

CANADA -- (7.8%)
#   Canadian Western Bank..............  2,752,067     77,521,211            0.5%
    HudBay Minerals, Inc...............  6,906,809     51,341,988            0.3%
*   IAMGOLD Corp.......................  9,625,835     52,826,069            0.3%
#   Laurentian Bank of Canada..........  1,139,011     52,973,149            0.3%
    Other Securities...................             1,085,479,932            6.8%
                                                   --------------            ----
TOTAL CANADA...........................             1,320,142,349            8.2%
                                                   --------------            ----

DENMARK -- (1.9%)
    Jyske Bank A.S.....................    985,274     55,675,995            0.4%
    Sydbank A.S........................  1,549,002     60,470,642            0.4%
    TDC A.S............................ 10,539,047     62,308,938            0.4%
    Other Securities...................               138,344,917            0.8%
                                                   --------------            ----
TOTAL DENMARK..........................               316,800,492            2.0%
                                                   --------------            ----

FINLAND -- (2.1%)
    Cargotec Oyj Class B...............    934,497     55,166,442            0.4%
    Kesko Oyj Class B..................  1,494,944     76,344,755            0.5%
    Other Securities...................               222,531,899            1.3%
                                                   --------------            ----
TOTAL FINLAND..........................               354,043,096            2.2%
                                                   --------------            ----

FRANCE -- (4.8%)
    Arkema SA..........................    467,290     59,033,371            0.4%
    Lagardere SCA......................  1,721,801     56,700,994            0.4%
    Nexans SA..........................    745,689     48,803,398            0.3%
    Rexel SA...........................  5,345,004     95,312,221            0.6%
    Other Securities...................               554,642,961            3.3%
                                                   --------------            ----
TOTAL FRANCE...........................               814,492,945            5.0%
                                                   --------------            ----

GERMANY -- (7.1%)
    Aareal Bank AG.....................  1,761,663     73,245,341            0.5%
#   Aurubis AG.........................  1,158,293     94,917,925            0.6%
#   K+S AG.............................  2,643,663     64,272,147            0.4%
    Lanxess AG.........................  1,003,616     78,692,143            0.5%
    Leoni AG...........................    772,858     51,420,574            0.3%
    OSRAM Licht AG.....................    784,624     60,078,459            0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                        SHARES      VALUE++     OF NET ASSETS**
                                        ------      -------     ---------------
 GERMANY -- (Continued)
     Rheinmetall AG..................  1,053,108 $  125,075,918            0.8%
 #   Salzgitter AG...................  1,321,837     63,953,772            0.4%
     Other Securities................               587,989,600            3.5%
                                                 --------------           -----
 TOTAL GERMANY.......................             1,199,645,879            7.4%
                                                 --------------           -----

 GREECE -- (0.0%)
     Other Securities................                     2,001            0.0%
                                                 --------------           -----

 HONG KONG -- (3.4%)
     Other Securities................               575,923,913            3.6%
                                                 --------------           -----

 IRELAND -- (0.3%)
     Other Securities................                56,952,154            0.3%
                                                 --------------           -----

 ISRAEL -- (0.7%)
     Other Securities................               119,248,269            0.7%
                                                 --------------           -----

 ITALY -- (3.9%)
 #   BPER Banca...................... 14,396,544     70,079,196            0.4%
 #   Unione di Banche Italiane SpA... 21,003,603     98,578,970            0.6%
     Unipol Gruppo SpA............... 12,945,651     58,379,973            0.4%
     Other Securities................               435,987,464            2.7%
                                                 --------------           -----
 TOTAL ITALY.........................               663,025,603            4.1%
                                                 --------------           -----

 JAPAN -- (26.7%)
     Other Securities................             4,489,329,069           27.8%
                                                 --------------           -----

 NETHERLANDS -- (2.2%)
 #   APERAM SA.......................  1,300,857     69,950,448            0.5%
     ASM International NV............    756,945     50,725,914            0.3%
     Boskalis Westminster............  1,871,382     66,895,363            0.4%
 #   SBM Offshore NV.................  5,027,903     89,728,554            0.6%
     Other Securities................                86,855,512            0.5%
                                                 --------------           -----
 TOTAL NETHERLANDS...................               364,155,791            2.3%
                                                 --------------           -----

 NEW ZEALAND -- (0.4%)
     Other Securities................                64,445,946            0.4%
                                                 --------------           -----

 NORWAY -- (0.7%)
     Other Securities................               123,424,636            0.8%
                                                 --------------           -----

 PORTUGAL -- (0.4%)
     Other Securities................                65,739,697            0.4%
                                                 --------------           -----

 SINGAPORE -- (1.2%)
     Other Securities................               192,487,954            1.2%
                                                 --------------           -----

 SPAIN -- (2.0%)
     Acciona SA......................    817,969     67,731,270            0.4%
     Other Securities................               272,754,919            1.7%
                                                 --------------           -----
 TOTAL SPAIN.........................               340,486,189            2.1%
                                                 --------------           -----

 SWEDEN -- (2.3%)
     Other Securities................               388,719,398            2.4%
                                                 --------------           -----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                          SHARES       VALUE++     OF NET ASSETS**
                                          ------       -------     ---------------
SWITZERLAND -- (4.0%)
       Helvetia Holding AG.............    137,677 $    74,012,896            0.5%
       Other Securities................                590,276,710            3.6%
                                                   ---------------          ------
TOTAL SWITZERLAND......................                664,289,606            4.1%
                                                   ---------------          ------

UNITED KINGDOM -- (14.2%)
       Beazley P.L.C................... 12,372,002      82,993,767            0.5%
       Bellway P.L.C...................  3,278,643     158,967,673            1.0%
       Bodycote P.L.C..................  4,607,596      57,308,740            0.4%
       Bovis Homes Group P.L.C.........  4,858,289      75,896,774            0.5%
       Centamin P.L.C.................. 30,587,973      56,610,827            0.4%
#      Greene King P.L.C...............  8,075,171      58,024,538            0.4%
       Hiscox, Ltd.....................  7,747,573     146,915,933            0.9%
#      John Wood Group P.L.C........... 10,305,303      97,444,953            0.6%
       Lancashire Holdings, Ltd........  4,937,751      49,268,744            0.3%
       Man Group P.L.C................. 34,155,880      87,834,441            0.6%
       Meggitt P.L.C...................  9,149,857      62,987,853            0.4%
       Melrose Industries P.L.C........ 30,450,980      88,942,834            0.6%
       Phoenix Group Holdings..........  6,676,330      67,106,663            0.4%
       Redrow P.L.C....................  7,116,554      61,540,408            0.4%
       TP ICAP P.L.C...................  7,345,386      53,108,768            0.3%
       Vesuvius P.L.C..................  7,211,364      56,259,916            0.4%
       Other Securities................              1,124,608,149            6.7%
                                                   ---------------          ------
TOTAL UNITED KINGDOM...................              2,385,820,981           14.8%
                                                   ---------------          ------
TOTAL COMMON STOCKS....................             15,900,231,504           98.4%
                                                   ---------------          ------

PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
       Other Securities................                 18,618,374            0.1%
                                                   ---------------          ------
TOTAL PREFERRED STOCKS.................                 18,618,374            0.1%
                                                   ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
       Other Securities................                    762,130            0.0%
                                                   ---------------          ------

HONG KONG -- (0.0%)
       Other Securities................                     15,562            0.0%
                                                   ---------------          ------

SPAIN -- (0.0%)
       Other Securities................                  1,706,249            0.0%
                                                   ---------------          ------
TOTAL RIGHTS/WARRANTS..................                  2,483,941            0.0%
                                                   ---------------          ------
TOTAL INVESTMENT SECURITIES............             15,921,333,819
                                                   ---------------

                                                       VALUE+
                                                       ------
SECURITIES LENDING COLLATERAL -- (5.4%)
(S)@   DFA Short Term Investment Fund.. 78,646,691     910,020,857            5.6%
                                                   ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $13,157,977,835).............              $16,831,354,676          104.1%
                                                   ===============          ======

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


At October 31, 2017, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)...   1,089    12/15/17  $134,134,466 $140,083,515   $5,949,049
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $134,134,466 $140,083,515   $5,949,049
                                               ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                    LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                 -------------- --------------- ------- ---------------
Common Stocks
 Australia......................             -- $   974,822,005   --    $   974,822,005
 Austria........................             --     210,320,978   --        210,320,978
 Belgium........................             --     215,912,553   --        215,912,553
 Canada......................... $1,319,427,784         714,565   --      1,320,142,349
 Denmark........................      9,890,126     306,910,366   --        316,800,492
 Finland........................             --     354,043,096   --        354,043,096
 France.........................         91,841     814,401,104   --        814,492,945
 Germany........................             --   1,199,645,879   --      1,199,645,879
 Greece.........................             --           2,001   --              2,001
 Hong Kong......................        761,990     575,161,923   --        575,923,913
 Ireland........................             --      56,952,154   --         56,952,154
 Israel.........................             --     119,248,269   --        119,248,269
 Italy..........................        334,338     662,691,265   --        663,025,603
 Japan..........................             --   4,489,329,069   --      4,489,329,069
 Netherlands....................             --     364,155,791   --        364,155,791
 New Zealand....................             --      64,445,946   --         64,445,946
 Norway.........................             --     123,424,636   --        123,424,636
 Portugal.......................             --      65,739,697   --         65,739,697
 Singapore......................             --     192,487,954   --        192,487,954
 Spain..........................             --     340,486,189   --        340,486,189
 Sweden.........................             --     388,719,398   --        388,719,398
 Switzerland....................             --     664,289,606   --        664,289,606
 United Kingdom.................             --   2,385,820,981   --      2,385,820,981
Preferred Stocks
 Germany........................             --      18,618,374   --         18,618,374
Rights/Warrants
 Australia......................             --         762,130   --            762,130
 Hong Kong......................             --          15,562   --             15,562
 Spain..........................             --       1,706,249   --          1,706,249
Securities Lending Collateral...             --     910,020,857   --        910,020,857
Futures Contracts**.............      5,949,049              --   --          5,949,049
                                 -------------- ---------------   --    ---------------
TOTAL........................... $1,336,455,128 $15,500,848,597   --    $16,837,303,725
                                 ============== ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                        PERCENTAGE
                                                 SHARES    VALUE++    OF NET ASSETS**
                                                 ------    -------    ---------------
COMMON STOCKS -- (93.3%)
AUSTRALIA -- (5.6%)
#   Australia & New Zealand Banking Group, Ltd.. 214,260 $  4,916,956            0.2%
    BHP Billiton, Ltd........................... 314,531    6,475,815            0.3%
    Macquarie Group, Ltd........................  56,822    4,286,649            0.2%
    Woodside Petroleum, Ltd..................... 175,531    4,137,795            0.2%
    Other Securities............................          130,304,069            5.0%
                                                         ------------            ----
TOTAL AUSTRALIA.................................          150,121,284            5.9%
                                                         ------------            ----

AUSTRIA -- (0.8%)
    Other Securities............................           21,355,276            0.9%
                                                         ------------            ----

BELGIUM -- (1.7%)
    Ageas....................................... 107,511    5,213,744            0.2%
    Solvay SA...................................  28,898    4,293,037            0.2%
    Umicore SA.................................. 113,150    5,056,694            0.2%
    Other Securities............................           30,975,753            1.2%
                                                         ------------            ----
TOTAL BELGIUM...................................           45,539,228            1.8%
                                                         ------------            ----

CANADA -- (8.0%)
    Other Securities............................          213,844,639            8.5%
                                                         ------------            ----

CHINA -- (0.0%)
    Other Securities............................               64,762            0.0%
                                                         ------------            ----

DENMARK -- (1.9%)
    Other Securities............................           51,317,664            2.0%
                                                         ------------            ----

FINLAND -- (2.0%)
    UPM-Kymmene Oyj............................. 258,374    7,759,555            0.3%
    Other Securities............................           45,839,513            1.8%
                                                         ------------            ----
TOTAL FINLAND...................................           53,599,068            2.1%
                                                         ------------            ----

FRANCE -- (6.3%)
    BNP Paribas SA..............................  73,561    5,741,393            0.2%
    Cie de Saint-Gobain.........................  98,275    5,762,148            0.2%
    Renault SA..................................  41,368    4,102,183            0.2%
    Rexel SA.................................... 249,373    4,446,824            0.2%
    STMicroelectronics NV....................... 182,377    4,293,396            0.2%
    Total SA.................................... 189,670   10,571,844            0.4%
*   Ubisoft Entertainment SA....................  63,784    4,866,695            0.2%
    Other Securities............................          127,699,665            5.0%
                                                         ------------            ----
TOTAL FRANCE....................................          167,484,148            6.6%
                                                         ------------            ----

GERMANY -- (6.2%)
    Allianz SE..................................  25,753    6,012,264            0.3%
    BASF SE.....................................  39,408    4,309,396            0.2%
    Daimler AG..................................  89,896    7,505,071            0.3%
    Deutsche Lufthansa AG....................... 152,127    4,887,513            0.2%
    E.ON SE..................................... 588,434    6,969,668            0.3%
*   RWE AG...................................... 247,438    6,221,546            0.3%
    Other Securities............................          130,392,007            5.0%
                                                         ------------            ----
TOTAL GERMANY...................................          166,297,465            6.6%
                                                         ------------            ----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                           SHARES     VALUE++    OF NET ASSETS**
                                           ------     -------    ---------------
HONG KONG -- (2.9%)
    Other Securities.....................           $ 78,974,131            3.1%
                                                    ------------           -----

IRELAND -- (0.5%)
    Other Securities.....................             13,404,263            0.5%
                                                    ------------           -----

ISRAEL -- (0.8%)
    Other Securities.....................             20,385,479            0.8%
                                                    ------------           -----

ITALY -- (3.2%)
    Assicurazioni Generali SpA...........   303,243    5,518,948            0.2%
*   Banco BPM SpA........................ 1,218,177    4,241,551            0.2%
    Fiat Chrysler Automobiles NV.........   452,754    7,828,694            0.3%
*   UniCredit SpA........................   235,562    4,501,733            0.2%
    Other Securities.....................             62,340,988            2.4%
                                                    ------------           -----
TOTAL ITALY..............................             84,431,914            3.3%
                                                    ------------           -----

JAPAN -- (23.8%)
    Honda Motor Co., Ltd.................   138,023    4,325,234            0.2%
    Mitsubishi Chemical Holdings Corp....   464,080    4,847,460            0.2%
    Mitsubishi UFJ Financial Group, Inc..   817,300    5,543,862            0.2%
    Toyota Motor Corp....................    73,263    4,544,215            0.2%
#   Toyota Motor Corp. Sponsored ADR.....    36,827    4,566,548            0.2%
    Other Securities.....................            613,465,176           24.2%
                                                    ------------           -----
TOTAL JAPAN..............................            637,292,495           25.2%
                                                    ------------           -----

NETHERLANDS -- (2.6%)
#   Koninklijke Ahold Delhaize NV........   219,005    4,120,633            0.2%
    Other Securities.....................             64,634,729            2.5%
                                                    ------------           -----
TOTAL NETHERLANDS........................             68,755,362            2.7%
                                                    ------------           -----

NEW ZEALAND -- (0.5%)
    Other Securities.....................             12,681,695            0.5%
                                                    ------------           -----

NORWAY -- (0.9%)
    Other Securities.....................             23,088,753            0.9%
                                                    ------------           -----

PORTUGAL -- (0.3%)
    Other Securities.....................              9,204,857            0.4%
                                                    ------------           -----

SINGAPORE -- (1.2%)
    Other Securities.....................             31,189,507            1.2%
                                                    ------------           -----

SPAIN -- (2.0%)
    Banco de Sabadell SA................. 2,409,751    4,824,833            0.2%
    Banco Santander SA...................   949,100    6,434,241            0.3%
    Repsol SA............................   224,372    4,204,596            0.2%
    Other Securities.....................             38,669,871            1.5%
                                                    ------------           -----
TOTAL SPAIN..............................             54,133,541            2.2%
                                                    ------------           -----

SWEDEN -- (2.6%)
    Boliden AB...........................   124,690    4,363,123            0.2%
    Other Securities.....................             64,611,791            2.5%
                                                    ------------           -----
TOTAL SWEDEN.............................             68,974,914            2.7%
                                                    ------------           -----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                        SHARES      VALUE++     OF NET ASSETS**
                                                        ------      -------     ---------------
SWITZERLAND -- (5.5%)
    Baloise Holding AG................................    26,119 $    4,117,851            0.2%
    Clariant AG.......................................   182,599      4,594,173            0.2%
    Nestle SA.........................................   110,012      9,256,245            0.4%
    Novartis AG.......................................    52,784      4,353,584            0.2%
    Novartis AG Sponsored ADR.........................    73,269      6,050,554            0.3%
    Other Securities..................................              119,708,413            4.6%
                                                                 --------------           -----
TOTAL SWITZERLAND.....................................              148,080,820            5.9%
                                                                 --------------           -----

UNITED KINGDOM -- (14.0%)
    Anglo American P.L.C..............................   398,838      7,523,285            0.3%
    BP P.L.C. Sponsored ADR...........................   244,019      9,924,259            0.4%
    HSBC Holdings P.L.C. Sponsored ADR................   234,122     11,418,130            0.5%
    Melrose Industries P.L.C.......................... 1,498,496      4,376,887            0.2%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A...   157,827      9,947,823            0.4%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B...   102,022      6,668,158            0.3%
*   Standard Chartered P.L.C..........................   415,514      4,138,465            0.2%
    Vodafone Group P.L.C.............................. 1,755,059      5,020,063            0.2%
    Vodafone Group P.L.C. Sponsored ADR...............   142,624      4,133,249            0.2%
    Other Securities..................................              311,073,876           12.1%
                                                                 --------------           -----
TOTAL UNITED KINGDOM..................................              374,224,195           14.8%
                                                                 --------------           -----

UNITED STATES -- (0.0%)
    Other Securities..................................                   13,831            0.0%
                                                                 --------------           -----
TOTAL COMMON STOCKS...................................            2,494,459,291           98.6%
                                                                 --------------           -----

PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
    Volkswagen AG.....................................    25,998      4,760,315            0.2%
    Other Securities..................................                6,704,101            0.3%
                                                                 --------------           -----
TOTAL GERMANY.........................................               11,464,416            0.5%
                                                                 --------------           -----
TOTAL PREFERRED STOCKS................................               11,464,416            0.5%
                                                                 --------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities..................................                   33,649            0.0%
                                                                 --------------           -----

FRANCE -- (0.0%)
    Other Securities..................................                      372            0.0%
                                                                 --------------           -----

HONG KONG -- (0.0%)
    Other Securities..................................                      417            0.0%
                                                                 --------------           -----

SPAIN -- (0.0%)
    Other Securities..................................                  184,352            0.0%
                                                                 --------------           -----

SWITZERLAND -- (0.0%)
    Other Securities..................................                   11,358            0.0%
                                                                 --------------           -----
TOTAL RIGHTS/WARRANTS.................................                  230,148            0.0%
                                                                 --------------           -----
TOTAL INVESTMENT SECURITIES...........................            2,506,153,855
                                                                 --------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS**
                                          ------       ------     ---------------
SECURITIES LENDING COLLATERAL -- (6.3%)
(S)@   DFA Short Term Investment Fund.. 14,624,867 $  169,224,337            6.7%
                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,123,246,116)..............              $2,675,378,192          105.8%
                                                   ==============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                   LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                 ------------ -------------- ------- --------------
Common Stocks
 Australia...................... $  3,313,075 $  146,808,209   --    $  150,121,284
 Austria........................           --     21,355,276   --        21,355,276
 Belgium........................      789,230     44,749,998   --        45,539,228
 Canada.........................  213,839,767          4,872   --       213,844,639
 China..........................           --         64,762   --            64,762
 Denmark........................      873,243     50,444,421   --        51,317,664
 Finland........................           --     53,599,068   --        53,599,068
 France.........................      800,197    166,683,951   --       167,484,148
 Germany........................    6,042,026    160,255,439   --       166,297,465
 Hong Kong......................      680,141     78,293,990   --        78,974,131
 Ireland........................    2,585,278     10,818,985   --        13,404,263
 Israel.........................    1,146,076     19,239,403   --        20,385,479
 Italy..........................      533,795     83,898,119   --        84,431,914
 Japan..........................    9,690,572    627,601,923   --       637,292,495
 Netherlands....................    7,851,770     60,903,592   --        68,755,362
 New Zealand....................        6,270     12,675,425   --        12,681,695
 Norway.........................      222,380     22,866,373   --        23,088,753
 Portugal.......................           --      9,204,857   --         9,204,857
 Singapore......................       13,034     31,176,473   --        31,189,507
 Spain..........................    2,651,326     51,482,215   --        54,133,541
 Sweden.........................      172,409     68,802,505   --        68,974,914
 Switzerland....................    9,644,504    138,436,316   --       148,080,820
 United Kingdom.................   61,642,137    312,582,058   --       374,224,195
 United States..................       13,831             --   --            13,831
Preferred Stocks................
 Germany........................           --     11,464,416   --        11,464,416
Rights/Warrants.................
 Australia......................           --         33,649   --            33,649
 France.........................           --            372   --               372
 Hong Kong......................           --            417   --               417
 Spain..........................           --        184,352   --           184,352
 Switzerland....................           --         11,358   --            11,358
Securities Lending Collateral...           --    169,224,337   --       169,224,337
                                 ------------ --------------   --    --------------
TOTAL........................... $322,511,061 $2,352,867,131   --    $2,675,378,192
                                 ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                                  SHARES  VALUE++   OF NET ASSETS**
                                                  ------  -------   ---------------
COMMON STOCKS -- (96.4%)
AUSTRALIA -- (5.7%)
     BHP Billiton, Ltd........................... 33,542 $  690,589            1.0%
     CSL, Ltd....................................  3,787    403,168            0.6%
     Other Securities............................         2,866,784            4.2%
                                                         ----------            ----
TOTAL AUSTRALIA..................................         3,960,541            5.8%
                                                         ----------            ----

AUSTRIA -- (0.2%)
     Other Securities............................           165,923            0.2%
                                                         ----------            ----

BELGIUM -- (1.2%)
     Other Securities............................           808,670            1.2%
                                                         ----------            ----

CANADA -- (8.1%)
     Canadian Imperial Bank of Commerce..........  4,098    360,829            0.5%
     Canadian National Railway Co................  6,138    494,048            0.7%
     Royal Bank of Canada........................  9,264    723,982            1.1%
     Other Securities............................         4,016,145            6.0%
                                                         ----------            ----
TOTAL CANADA.....................................         5,595,004            8.3%
                                                         ----------            ----

DENMARK -- (1.6%)
     Novo Nordisk A.S. Class B................... 19,051    948,527            1.4%
     Other Securities............................           163,169            0.2%
                                                         ----------            ----
TOTAL DENMARK....................................         1,111,696            1.6%
                                                         ----------            ----

FINLAND -- (0.8%)
     Other Securities............................           586,275            0.9%
                                                         ----------            ----

FRANCE -- (9.1%)
     Airbus SE...................................  4,387    450,172            0.7%
     Cie Generale des Etablissements Michelin....  3,553    514,284            0.8%
     LVMH Moet Hennessy Louis Vuitton SE.........  2,388    712,252            1.0%
     Vinci SA....................................  4,852    475,387            0.7%
     Other Securities............................         4,127,032            6.1%
                                                         ----------            ----
TOTAL FRANCE.....................................         6,279,127            9.3%
                                                         ----------            ----

GERMANY -- (8.1%)
     BASF SE.....................................  6,528    713,859            1.1%
     Bayer AG....................................  6,254    813,513            1.2%
     Bayerische Motoren Werke AG.................  3,179    326,039            0.5%
     Deutsche Post AG............................  7,604    348,568            0.5%
     Deutsche Telekom AG......................... 34,450    623,797            0.9%
     E.ON SE..................................... 32,916    389,871            0.6%
     Other Securities............................         2,415,269            3.5%
                                                         ----------            ----
TOTAL GERMANY....................................         5,630,916            8.3%
                                                         ----------            ----

HONG KONG -- (2.5%)
     Other Securities............................         1,713,063            2.5%
                                                         ----------            ----

IRELAND -- (0.5%)
     Other Securities............................           331,606            0.5%
                                                         ----------            ----

ISRAEL -- (0.4%)
     Other Securities............................           251,573            0.4%
                                                         ----------            ----

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------   -------   ---------------
   ITALY -- (2.1%)
        Enel SpA............................ 57,414 $   356,063            0.5%
        Other Securities....................          1,101,225            1.6%
                                                    -----------           -----
   TOTAL ITALY..............................          1,457,288            2.1%
                                                    -----------           -----

   JAPAN -- (22.2%)
        Bridgestone Corp....................  7,500     358,278            0.5%
        Hitachi, Ltd........................ 57,000     453,911            0.7%
        Japan Tobacco, Inc..................  9,600     317,762            0.5%
        KDDI Corp........................... 18,800     500,882            0.7%
        NTT DOCOMO, Inc..................... 14,600     353,594            0.5%
        Panasonic Corp...................... 20,700     312,557            0.5%
        Seven & I Holdings Co., Ltd.........  7,900     318,405            0.5%
        SoftBank Group Corp.................  7,900     700,115            1.0%
        Sony Corp........................... 11,200     468,548            0.7%
        Other Securities....................         11,555,290           17.0%
                                                    -----------           -----
   TOTAL JAPAN..............................         15,339,342           22.6%
                                                    -----------           -----

   NETHERLANDS -- (3.2%)
        Akzo Nobel NV.......................  3,532     318,872            0.5%
        Unilever NV......................... 15,878     920,289            1.4%
        Other Securities....................            946,577            1.3%
                                                    -----------           -----
   TOTAL NETHERLANDS........................          2,185,738            3.2%
                                                    -----------           -----

   NEW ZEALAND -- (0.2%)
        Other Securities....................            167,244            0.2%
                                                    -----------           -----

   NORWAY -- (0.8%)
        Other Securities....................            579,739            0.9%
                                                    -----------           -----

   PORTUGAL -- (0.1%)
        Other Securities....................             39,572            0.1%
                                                    -----------           -----

   SINGAPORE -- (1.0%)
        Other Securities....................            691,876            1.0%
                                                    -----------           -----

   SPAIN -- (3.0%)
        Amadeus IT Group SA.................  6,239     423,309            0.6%
        Telefonica SA....................... 42,271     443,231            0.6%
        Other Securities....................          1,197,830            1.8%
                                                    -----------           -----
   TOTAL SPAIN..............................          2,064,370            3.0%
                                                    -----------           -----

   SWEDEN -- (2.8%)
        Volvo AB Class B.................... 17,355     343,737            0.5%
        Other Securities....................          1,628,581            2.4%
                                                    -----------           -----
   TOTAL SWEDEN.............................          1,972,318            2.9%
                                                    -----------           -----

   SWITZERLAND -- (7.3%)
        ABB, Ltd............................ 19,985     521,909            0.8%
        Givaudan SA.........................    189     422,092            0.6%
        Nestle SA...........................  4,640     390,403            0.6%
        Roche Holding AG....................  5,911   1,366,215            2.0%
        Other Securities....................          2,380,794            3.5%
                                                    -----------           -----
   TOTAL SWITZERLAND........................          5,081,413            7.5%
                                                    -----------           -----

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                              SHARES    VALUE++   OF NET ASSETS**
                                              ------    -------   ---------------
UNITED KINGDOM -- (15.5%)
#     AstraZeneca P.L.C. Sponsored ADR.......  22,177 $   765,106            1.1%
      BAE Systems P.L.C......................  59,568     469,237            0.7%
      BT Group P.L.C.........................  88,241     304,037            0.5%
      Diageo P.L.C. Sponsored ADR............   4,657     638,056            0.9%
      Experian P.L.C.........................  15,450     325,505            0.5%
      Ferguson P.L.C.........................   5,488     383,776            0.6%
#     GlaxoSmithKline P.L.C. Sponsored ADR...  16,902     615,740            0.9%
      Imperial Brands P.L.C..................   7,910     322,503            0.5%
      Reckitt Benckiser Group P.L.C..........   5,379     481,241            0.7%
      Rio Tinto P.L.C. Sponsored ADR.........  11,555     553,831            0.8%
      Rolls-Royce Holdings P.L.C.............  31,777     410,653            0.6%
      SSE P.L.C..............................  20,769     381,441            0.6%
      Tesco P.L.C............................ 151,826     365,838            0.5%
      Unilever P.L.C. Sponsored ADR..........  10,038     568,653            0.8%
      Other Securities.......................           4,161,974            6.2%
                                                      -----------          ------
TOTAL UNITED KINGDOM.........................          10,747,591           15.9%
                                                      -----------          ------
TOTAL COMMON STOCKS..........................          66,760,885           98.4%
                                                      -----------          ------

PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
      Volkswagen AG..........................   1,936     354,488            0.5%
      Other Securities.......................             173,171            0.3%
                                                      -----------          ------
TOTAL GERMANY................................             527,659            0.8%
                                                      -----------          ------
TOTAL PREFERRED STOCKS.......................             527,659            0.8%
                                                      -----------          ------
TOTAL INVESTMENT SECURITIES..................          67,288,544
                                                      -----------

                                                        VALUE+
                                                        ------
SECURITIES LENDING COLLATERAL -- (2.8%)
(S)@  DFA Short Term Investment Fund......... 167,908   1,942,864            2.9%
                                                      -----------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $65,511,817).........................          $69,231,408          102.1%
                                                      ===========          ======

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   -------------------------------------------
                                     LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                   ----------- ----------- ------- -----------
  Common Stocks
   Australia......................          -- $ 3,960,541   --    $ 3,960,541
   Austria........................          --     165,923   --        165,923
   Belgium........................          --     808,670   --        808,670
   Canada......................... $ 5,595,004          --   --      5,595,004
   Denmark........................          --   1,111,696   --      1,111,696
   Finland........................          --     586,275   --        586,275
   France.........................          --   6,279,127   --      6,279,127
   Germany........................          --   5,630,916   --      5,630,916
   Hong Kong......................          --   1,713,063   --      1,713,063
   Ireland........................      35,306     296,300   --        331,606
   Israel.........................      39,193     212,380   --        251,573
   Italy..........................     155,105   1,302,183   --      1,457,288
   Japan..........................          --  15,339,342   --     15,339,342
   Netherlands....................     920,289   1,265,449   --      2,185,738
   New Zealand....................          --     167,244   --        167,244
   Norway.........................          --     579,739   --        579,739
   Portugal.......................          --      39,572   --         39,572
   Singapore......................          --     691,876   --        691,876
   Spain..........................          --   2,064,370   --      2,064,370
   Sweden.........................          --   1,972,318   --      1,972,318
   Switzerland....................      67,934   5,013,479   --      5,081,413
   United Kingdom.................   3,291,152   7,456,439   --     10,747,591
  Preferred Stocks
   Germany........................          --     527,659   --        527,659
  Securities Lending Collateral...          --   1,942,864   --      1,942,864
                                   ----------- -----------   --    -----------
  TOTAL........................... $10,103,983 $59,127,425   --    $69,231,408
                                   =========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                         WORLD EX U.S. VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                               SHARES      VALUE+
                                                              --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of
  The DFA Investment Trust Company...........................           $158,614,724
Investment in Dimensional Emerging Markets Value Fund........             63,117,901
Investment in DFA International Small Cap Value Portfolio of
  DFA Investment Dimensions Group Inc........................ 1,055,882   24,823,781
                                                                        ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $206,206,624).....................................           $246,556,406
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     -----------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     ------------ ------- ------- ------------
  Affiliated Investment Companies... $246,556,406   --      --    $246,556,406
                                     ------------   --      --    ------------
  TOTAL............................. $246,556,406   --      --    $246,556,406
                                     ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                                SHARES    VALUE++   OF NET ASSETS**
                                                ------    -------   ---------------
COMMON STOCKS -- (97.8%)
AUSTRALIA -- (4.3%)
    BlueScope Steel, Ltd.......................  88,385 $   870,152            0.2%
    Boral, Ltd................................. 149,841     822,228            0.2%
*   Santos, Ltd................................ 243,160     840,241            0.2%
    Other Securities...........................          17,640,799            3.7%
                                                        -----------            ----
TOTAL AUSTRALIA................................          20,173,420            4.3%
                                                        -----------            ----

AUSTRIA -- (0.8%)
*   Raiffeisen Bank International AG...........  27,085     941,911            0.2%
    Other Securities...........................           3,017,907            0.7%
                                                        -----------            ----
TOTAL AUSTRIA..................................           3,959,818            0.9%
                                                        -----------            ----

BELGIUM -- (1.1%)
    Ageas......................................  31,193   1,512,707            0.3%
    Other Securities...........................           3,404,481            0.8%
                                                        -----------            ----
TOTAL BELGIUM..................................           4,917,188            1.1%
                                                        -----------            ----

BRAZIL -- (1.5%)
    Other Securities...........................           7,074,523            1.5%
                                                        -----------            ----

CANADA -- (5.6%)
*   Kinross Gold Corp.......................... 202,343     799,899            0.2%
    Other Securities...........................          25,590,849            5.5%
                                                        -----------            ----
TOTAL CANADA...................................          26,390,748            5.7%
                                                        -----------            ----

CHILE -- (0.3%)
    Other Securities...........................           1,492,865            0.3%
                                                        -----------            ----

CHINA -- (7.9%)
    China Taiping Insurance Holdings Co., Ltd.. 278,000     916,775            0.2%
    Other Securities...........................          35,990,703            7.7%
                                                        -----------            ----
TOTAL CHINA....................................          36,907,478            7.9%
                                                        -----------            ----

COLOMBIA -- (0.1%)
    Other Securities...........................             527,214            0.1%
                                                        -----------            ----

DENMARK -- (1.4%)
    Jyske Bank A.S.............................  14,411     814,339            0.2%
    Other Securities...........................           5,824,939            1.2%
                                                        -----------            ----
TOTAL DENMARK..................................           6,639,278            1.4%
                                                        -----------            ----

FINLAND -- (1.5%)
    Neste Oyj..................................  17,647     982,431            0.2%
    Stora Enso Oyj Class R.....................  81,990   1,281,355            0.3%
    Other Securities...........................           4,761,302            1.0%
                                                        -----------            ----
TOTAL FINLAND..................................           7,025,088            1.5%
                                                        -----------            ----

FRANCE -- (3.9%)
    Arkema SA..................................  10,891   1,375,875            0.3%
    Eiffage SA.................................  10,627   1,110,050            0.3%
    Faurecia...................................  10,990     798,922            0.2%
    Rexel SA...................................  50,303     897,004            0.2%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                         SHARES    VALUE++   OF NET ASSETS**
                                         ------    -------   ---------------
    FRANCE -- (Continued)
        SCOR SE.........................  26,197 $ 1,087,527            0.2%
        Other Securities................          12,994,682            2.7%
                                                 -----------           -----
    TOTAL FRANCE........................          18,264,060            3.9%
                                                 -----------           -----

    GERMANY -- (5.0%)
        Deutsche Lufthansa AG...........  40,731   1,308,599            0.3%
        Lanxess AG......................  14,058   1,102,268            0.2%
        OSRAM Licht AG..................  10,639     814,626            0.2%
        Rheinmetall AG..................   8,438   1,002,167            0.2%
    *   RWE AG..........................  66,040   1,660,500            0.4%
        Uniper SE.......................  33,621     944,703            0.2%
        Other Securities................          16,544,233            3.5%
                                                 -----------           -----
    TOTAL GERMANY.......................          23,377,096            5.0%
                                                 -----------           -----

    HONG KONG -- (1.9%)
        Other Securities................           9,051,196            1.9%
                                                 -----------           -----

    INDIA -- (4.1%)
        Vedanta, Ltd.................... 158,687     815,019            0.2%
        Other Securities................          18,511,963            3.9%
                                                 -----------           -----
    TOTAL INDIA.........................          19,326,982            4.1%
                                                 -----------           -----

    INDONESIA -- (0.7%)
        Other Securities................           3,293,956            0.7%
                                                 -----------           -----

    IRELAND -- (0.6%)
    *   Bank of Ireland Group P.L.C..... 259,138   2,030,398            0.5%
        Other Securities................             637,070            0.1%
                                                 -----------           -----
    TOTAL IRELAND.......................           2,667,468            0.6%
                                                 -----------           -----

    ISRAEL -- (0.5%)
        Other Securities................           2,309,524            0.5%
                                                 -----------           -----

    ITALY -- (2.7%)
    *   Banco BPM SpA................... 286,172     996,419            0.2%
        Fiat Chrysler Automobiles NV....  76,941   1,330,408            0.3%
        Mediobanca SpA..................  78,387     858,678            0.2%
        Unione di Banche Italiane SpA... 199,151     934,702            0.2%
        Other Securities................           8,546,073            1.8%
                                                 -----------           -----
    TOTAL ITALY.........................          12,666,280            2.7%
                                                 -----------           -----

    JAPAN -- (17.9%)
        Other Securities................          84,018,024           18.0%
                                                 -----------           -----

    MALAYSIA -- (0.9%)
        Other Securities................           3,981,154            0.9%
                                                 -----------           -----

    MEXICO -- (0.8%)
        Other Securities................           3,674,446            0.8%
                                                 -----------           -----

    NETHERLANDS -- (1.6%)
        Aegon NV........................ 286,779   1,693,101            0.4%
        APERAM SA.......................  14,890     800,674            0.2%
        ASM International NV............  11,881     796,193            0.2%
        SBM Offshore NV.................  44,899     801,273            0.2%
        Other Securities................           3,552,929            0.6%
                                                 -----------           -----
    TOTAL NETHERLANDS...................           7,644,170            1.6%
                                                 -----------           -----

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                        SHARES    VALUE++   OF NET ASSETS**
                                        ------    -------   ---------------
    NEW ZEALAND -- (0.4%)
        Other Securities...............         $ 1,657,332            0.4%
                                                -----------            ----

    NORWAY -- (0.8%)
        Other Securities...............           3,869,121            0.8%
                                                -----------            ----

    PHILIPPINES -- (0.3%)
        Other Securities...............           1,560,999            0.3%
                                                -----------            ----

    POLAND -- (0.5%)
        Other Securities...............           2,386,967            0.5%
                                                -----------            ----

    PORTUGAL -- (0.3%)
        Other Securities...............           1,217,439            0.3%
                                                -----------            ----

    SINGAPORE -- (0.8%)
        Other Securities...............           3,676,518            0.8%
                                                -----------            ----

    SOUTH AFRICA -- (1.7%)
        Other Securities...............           8,152,368            1.7%
                                                -----------            ----

    SOUTH KOREA -- (4.6%)
        Other Securities...............          21,735,250            4.7%
                                                -----------            ----

    SPAIN -- (1.6%)
        Banco de Sabadell SA........... 912,089   1,826,196            0.4%
        Other Securities...............           5,551,807            1.2%
                                                -----------            ----
    TOTAL SPAIN........................           7,378,003            1.6%
                                                -----------            ----

    SWEDEN -- (1.7%)
        Other Securities...............           7,966,075            1.7%
                                                -----------            ----

    SWITZERLAND -- (3.1%)
        Baloise Holding AG.............   6,402   1,009,322            0.2%
        Swiss Life Holding AG..........   4,696   1,632,185            0.4%
        Other Securities...............          11,887,842            2.5%
                                                -----------            ----
    TOTAL SWITZERLAND..................          14,529,349            3.1%
                                                -----------            ----

    TAIWAN -- (4.8%)
        Other Securities...............          22,758,899            4.9%
                                                -----------            ----

    THAILAND -- (0.8%)
        Other Securities...............           3,960,064            0.9%
                                                -----------            ----

    TURKEY -- (0.4%)
        Other Securities...............           1,922,716            0.4%
                                                -----------            ----

    UNITED KINGDOM -- (10.9%)
        Barratt Developments P.L.C..... 158,301   1,376,399            0.3%
        Bellway P.L.C..................  25,648   1,243,564            0.3%
        Berkeley Group Holdings P.L.C..  16,899     839,721            0.2%
        GKN P.L.C...................... 201,823     850,654            0.2%
        Hiscox, Ltd....................  55,044   1,043,790            0.2%
        J Sainsbury P.L.C.............. 260,347     838,375            0.2%
        John Wood Group P.L.C..........  92,959     879,005            0.2%
        Johnson Matthey P.L.C..........  24,288   1,090,434            0.2%
        Marks & Spencer Group P.L.C.... 205,740     940,311            0.2%
        Meggitt P.L.C.................. 143,546     988,174            0.2%
        Pearson P.L.C..................  90,692     846,849            0.2%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                        SHARES    VALUE++    OF NET ASSETS**
                                        ------    -------    ---------------
   UNITED KINGDOM -- (Continued)
       Persimmon P.L.C.................  33,858 $  1,260,045            0.3%
       Royal Mail P.L.C................ 180,633      897,593            0.2%
       Taylor Wimpey P.L.C............. 389,086    1,031,108            0.2%
       Travis Perkins P.L.C............  40,221      811,939            0.2%
       WM Morrison Supermarkets P.L.C.. 349,221    1,039,714            0.2%
       Other Securities................           35,350,860            7.5%
                                                ------------           -----
   TOTAL UNITED KINGDOM................           51,328,535           11.0%
                                                ------------           -----
   TOTAL COMMON STOCKS.................          459,481,611           98.5%
                                                ------------           -----

   PREFERRED STOCKS -- (0.7%)
   BRAZIL -- (0.5%)
       Other Securities................            2,347,941            0.5%
                                                ------------           -----

   COLOMBIA -- (0.0%)
       Other Securities................              185,744            0.1%
                                                ------------           -----

   GERMANY -- (0.2%)
       Other Securities................              903,195            0.2%
                                                ------------           -----
   TOTAL PREFERRED STOCKS..............            3,436,880            0.8%
                                                ------------           -----

   RIGHTS/WARRANTS -- (0.0%)
   AUSTRALIA -- (0.0%)
       Other Securities................                7,783            0.0%
                                                ------------           -----

   BRAZIL -- (0.0%)
       Other Securities................                  234            0.0%
                                                ------------           -----

   CHILE -- (0.0%)
       Other Securities................                5,183            0.0%
                                                ------------           -----

   HONG KONG -- (0.0%)
       Other Securities................                  433            0.0%
                                                ------------           -----

   INDIA -- (0.0%)
       Other Securities................                4,912            0.0%
                                                ------------           -----

   MALAYSIA -- (0.0%)
       Other Securities................                4,668            0.0%
                                                ------------           -----

   SOUTH KOREA -- (0.0%)
       Other Securities................                6,198            0.0%
                                                ------------           -----

   SPAIN -- (0.0%)
       Other Securities................                3,383            0.0%
                                                ------------           -----

   TAIWAN -- (0.0%)
       Other Securities................                5,901            0.0%
                                                ------------           -----

   THAILAND -- (0.0%)
       Other Securities................               16,324            0.0%
                                                ------------           -----
   TOTAL RIGHTS/WARRANTS...............               55,019            0.0%
                                                ------------           -----
   TOTAL INVESTMENT SECURITIES.........          462,973,510
                                                ------------


WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS**
                                           ------     ------    ---------------
   SECURITIES LENDING COLLATERAL -- (1.5%)
   (S)@   DFA Short Term Investment Fund.. 619,913 $  7,173,015            1.5%
                                                   ------------          ------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $390,872,219)................           $470,146,525          100.8%
                                                   ============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   -------------------------------------------
                                     LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                   ----------- ----------- ------- -----------
  Common Stocks
   Australia......................          -- $20,173,420   --    $20,173,420
   Austria........................          --   3,959,818   --      3,959,818
   Belgium........................          --   4,917,188   --      4,917,188
   Brazil......................... $ 7,074,523          --   --      7,074,523
   Canada.........................  26,390,748          --   --     26,390,748
   Chile..........................      12,402   1,480,463   --      1,492,865
   China..........................   1,229,798  35,677,680   --     36,907,478
   Colombia.......................     527,214          --   --        527,214
   Denmark........................     228,799   6,410,479   --      6,639,278
   Finland........................          --   7,025,088   --      7,025,088
   France.........................       1,099  18,262,961   --     18,264,060
   Germany........................          --  23,377,096   --     23,377,096
   Hong Kong......................          --   9,051,196   --      9,051,196
   India..........................     220,593  19,106,389   --     19,326,982
   Indonesia......................          --   3,293,956   --      3,293,956
   Ireland........................          --   2,667,468   --      2,667,468
   Israel.........................          --   2,309,524   --      2,309,524
   Italy..........................          --  12,666,280   --     12,666,280
   Japan..........................          --  84,018,024   --     84,018,024
   Malaysia.......................          --   3,981,154   --      3,981,154
   Mexico.........................   3,674,446          --   --      3,674,446
   Netherlands....................          --   7,644,170   --      7,644,170
   New Zealand....................          --   1,657,332   --      1,657,332
   Norway.........................          --   3,869,121   --      3,869,121
   Philippines....................          --   1,560,999   --      1,560,999
   Poland.........................          --   2,386,967   --      2,386,967
   Portugal.......................          --   1,217,439   --      1,217,439
   Singapore......................          --   3,676,518   --      3,676,518
   South Africa...................     981,788   7,170,580   --      8,152,368
   South Korea....................      27,058  21,708,192   --     21,735,250
   Spain..........................          --   7,378,003   --      7,378,003
   Sweden.........................          --   7,966,075   --      7,966,075
   Switzerland....................          --  14,529,349   --     14,529,349
   Taiwan.........................      10,958  22,747,941   --     22,758,899
   Thailand.......................   3,952,186       7,878   --      3,960,064
   Turkey.........................          --   1,922,716   --      1,922,716
   United Kingdom.................          --  51,328,535   --     51,328,535
  Preferred Stocks
   Brazil.........................   2,347,941          --   --      2,347,941
   Colombia.......................     185,744          --   --        185,744
   Germany........................          --     903,195   --        903,195

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
 Rights/Warrants
  Australia......................          -- $      7,783   --    $      7,783
  Brazil.........................          --          234   --             234
  Chile..........................          --        5,183   --           5,183
  Hong Kong......................          --          433   --             433
  India..........................          --        4,912   --           4,912
  Malaysia.......................          --        4,668   --           4,668
  South Korea....................          --        6,198   --           6,198
  Spain..........................          --        3,383   --           3,383
  Taiwan.........................          --        5,901   --           5,901
  Thailand.......................          --       16,324   --          16,324
 Securities Lending Collateral...          --    7,173,015   --       7,173,015
                                  ----------- ------------   --    ------------
 TOTAL........................... $46,865,297 $423,281,228   --    $470,146,525
                                  =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                  PERCENTAGE
                                                          SHARES     VALUE++    OF NET ASSETS**
                                                          ------     -------    ---------------
COMMON STOCKS -- (93.8%)
AUSTRALIA -- (4.1%)
    BHP Billiton, Ltd...................................   487,213 $ 10,031,129            0.4%
#   Commonwealth Bank of Australia......................    80,746    4,803,194            0.2%
    Westpac Banking Corp................................   205,234    5,198,461            0.2%
    Other Securities....................................            101,384,092            3.5%
                                                                   ------------            ----
TOTAL AUSTRALIA.........................................            121,416,876            4.3%
                                                                   ------------            ----

AUSTRIA -- (0.5%)
    Other Securities....................................             14,828,247            0.5%
                                                                   ------------            ----

BELGIUM -- (1.1%)
    Anheuser-Busch InBev SA/NV..........................    41,570    5,097,359            0.2%
    Other Securities....................................             26,345,296            0.9%
                                                                   ------------            ----
TOTAL BELGIUM...........................................             31,442,655            1.1%
                                                                   ------------            ----

BRAZIL -- (1.3%)
    Vale SA.............................................   447,406    4,390,226            0.2%
    Other Securities....................................             32,500,765            1.1%
                                                                   ------------            ----
TOTAL BRAZIL............................................             36,890,991            1.3%
                                                                   ------------            ----

CANADA -- (5.8%)
    Bank of Montreal....................................    71,868    5,505,807            0.2%
    Bank of Nova Scotia (The)...........................    84,789    5,470,586            0.2%
#   Canadian Imperial Bank of Commerce..................    50,532    4,449,343            0.2%
#   Royal Bank of Canada................................    72,182    5,641,023            0.2%
    Other Securities....................................            148,816,851            5.3%
                                                                   ------------            ----
TOTAL CANADA............................................            169,883,610            6.1%
                                                                   ------------            ----

CHILE -- (0.3%)
    Other Securities....................................              9,541,528            0.3%
                                                                   ------------            ----

CHINA -- (7.1%)
    China Construction Bank Corp. Class H............... 9,249,000    8,265,970            0.3%
    China Mobile, Ltd...................................   513,500    5,164,970            0.2%
    Industrial & Commercial Bank of China, Ltd. Class H. 6,595,000    5,247,411            0.2%
    Ping An Insurance Group Co. of China, Ltd. Class H..   618,000    5,430,946            0.2%
    Tencent Holdings, Ltd...............................   209,100    9,398,018            0.4%
    Other Securities....................................            176,354,469            6.2%
                                                                   ------------            ----
TOTAL CHINA.............................................            209,861,784            7.5%
                                                                   ------------            ----

COLOMBIA -- (0.1%)
    Other Securities....................................              2,450,932            0.1%
                                                                   ------------            ----

CZECH REPUBLIC -- (0.0%)
    Other Securities....................................                900,876            0.0%
                                                                   ------------            ----

DENMARK -- (1.2%)
    Other Securities....................................             34,855,933            1.3%
                                                                   ------------            ----

EGYPT -- (0.0%)
    Other Securities....................................                122,839            0.0%
                                                                   ------------            ----

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                               SHARES     VALUE++    OF NET ASSETS**
                                               ------     -------    ---------------
FINLAND -- (1.2%)
    UPM-Kymmene Oyj..........................   158,274 $  4,753,326            0.2%
    Other Securities.........................             31,731,533            1.1%
                                                        ------------            ----
TOTAL FINLAND................................             36,484,859            1.3%
                                                        ------------            ----

FRANCE -- (5.1%)
    BNP Paribas SA...........................    76,820    5,995,756            0.2%
    Cie Generale des Etablissements Michelin.    33,162    4,800,079            0.2%
    Engie SA.................................   282,553    4,775,725            0.2%
    Sanofi...................................    52,072    4,930,518            0.2%
    Total SA.................................   183,178   10,209,992            0.4%
    Other Securities.........................            121,001,936            4.2%
                                                        ------------            ----
TOTAL FRANCE.................................            151,714,006            5.4%
                                                        ------------            ----

GERMANY -- (5.1%)
    Allianz SE...............................    26,218    6,120,823            0.2%
    BASF SE..................................    66,555    7,278,011            0.3%
    Bayer AG.................................    33,768    4,392,502            0.2%
    Bayerische Motoren Werke AG..............    51,423    5,273,955            0.2%
    Daimler AG...............................   102,777    8,580,456            0.3%
    Deutsche Telekom AG......................   449,901    8,146,499            0.3%
    Siemens AG...............................    38,516    5,532,157            0.2%
    Other Securities.........................            106,348,182            3.7%
                                                        ------------            ----
TOTAL GERMANY................................            151,672,585            5.4%
                                                        ------------            ----

GREECE -- (0.0%)
    Other Securities.........................                567,411            0.0%
                                                        ------------            ----

HONG KONG -- (2.2%)
    AIA Group, Ltd........................... 1,173,600    8,843,638            0.3%
    Other Securities.........................             55,286,543            2.0%
                                                        ------------            ----
TOTAL HONG KONG..............................             64,130,181            2.3%
                                                        ------------            ----

HUNGARY -- (0.1%)
    Other Securities.........................              2,942,020            0.1%
                                                        ------------            ----

INDIA -- (2.8%)
    Other Securities.........................             83,859,376            3.0%
                                                        ------------            ----

INDONESIA -- (0.6%)
    Other Securities.........................             17,000,580            0.6%
                                                        ------------            ----

IRELAND -- (0.4%)
    Other Securities.........................             11,579,325            0.4%
                                                        ------------            ----

ISRAEL -- (0.5%)
    Other Securities.........................             14,597,856            0.5%
                                                        ------------            ----

ITALY -- (2.2%)
    Fiat Chrysler Automobiles NV.............   275,811    4,769,124            0.2%
    Other Securities.........................             58,944,421            2.1%
                                                        ------------            ----
TOTAL ITALY..................................             63,713,545            2.3%
                                                        ------------            ----

JAPAN -- (16.8%)
    Hitachi, Ltd.............................   678,000    5,399,148            0.2%
    Honda Motor Co., Ltd.....................   259,300    8,125,698            0.3%

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES    VALUE++    OF NET ASSETS**
                                           ------    -------    ---------------
 JAPAN -- (Continued)
     Mitsubishi UFJ Financial Group, Inc.. 712,100 $  4,830,275            0.2%
     Toyota Motor Corp.................... 222,288   13,787,647            0.5%
     Other Securities.....................          462,640,762           16.4%
                                                   ------------           -----
 TOTAL JAPAN..............................          494,783,530           17.6%
                                                   ------------           -----

 MALAYSIA -- (0.6%)
     Other Securities.....................           17,994,400            0.6%
                                                   ------------           -----

 MEXICO -- (0.7%)
     Other Securities.....................           21,169,676            0.8%
                                                   ------------           -----

 NETHERLANDS -- (2.0%)
     Other Securities.....................           59,163,911            2.1%
                                                   ------------           -----

 NEW ZEALAND -- (0.3%)
     Other Securities.....................            9,042,191            0.3%
                                                   ------------           -----

 NORWAY -- (0.6%)
     Other Securities.....................           17,458,709            0.6%
                                                   ------------           -----

 PERU -- (0.0%)
     Other Securities.....................              471,901            0.0%
                                                   ------------           -----

 PHILIPPINES -- (0.3%)
     Other Securities.....................            7,694,145            0.3%
                                                   ------------           -----

 POLAND -- (0.4%)
     Other Securities.....................           10,985,592            0.4%
                                                   ------------           -----

 PORTUGAL -- (0.2%)
     Other Securities.....................            5,435,416            0.2%
                                                   ------------           -----

 RUSSIA -- (0.2%)
     Other Securities.....................            6,735,783            0.2%
                                                   ------------           -----

 SINGAPORE -- (0.9%)
     Other Securities.....................           25,628,940            0.9%
                                                   ------------           -----

 SOUTH AFRICA -- (1.8%)
     Other Securities.....................           52,035,454            1.9%
                                                   ------------           -----

 SOUTH KOREA -- (3.9%)
     Samsung Electronics Co., Ltd.........   8,476   20,894,227            0.8%
     Other Securities.....................           94,705,532            3.3%
                                                   ------------           -----
 TOTAL SOUTH KOREA........................          115,599,759            4.1%
                                                   ------------           -----

 SPAIN -- (1.8%)
     Banco Santander SA................... 792,339    5,371,512            0.2%
     Iberdrola SA......................... 655,378    5,296,115            0.2%
     Other Securities.....................           41,728,582            1.5%
                                                   ------------           -----
 TOTAL SPAIN..............................           52,396,209            1.9%
                                                   ------------           -----

 SWEDEN -- (2.0%)
     Other Securities.....................           60,261,974            2.2%
                                                   ------------           -----

 SWITZERLAND -- (4.0%)
     ABB, Ltd............................. 169,079    4,415,503            0.2%

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                             SHARES      VALUE++     OF NET ASSETS**
                                                             ------      -------     ---------------
SWITZERLAND -- (Continued)
    Nestle SA..............................................   200,030 $   16,830,224            0.6%
    Novartis AG............................................    88,456      7,295,783            0.3%
    Roche Holding AG.......................................    21,689      5,013,000            0.2%
    Other Securities.......................................               85,383,614            2.9%
                                                                      --------------           -----
TOTAL SWITZERLAND..........................................              118,938,124            4.2%
                                                                      --------------           -----

TAIWAN -- (3.6%)
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored
     ADR...................................................   134,422      5,690,083            0.2%
    Other Securities.......................................              100,405,772            3.6%
                                                                      --------------           -----
TOTAL TAIWAN...............................................              106,095,855            3.8%
                                                                      --------------           -----

THAILAND -- (0.6%)
    Other Securities.......................................               18,503,602            0.7%
                                                                      --------------           -----

TURKEY -- (0.3%)
    Other Securities.......................................                9,781,086            0.4%
                                                                      --------------           -----

UNITED KINGDOM -- (11.1%)
#   Anglo American P.L.C...................................   344,308      6,494,685            0.2%
    BP P.L.C. Sponsored ADR................................   225,511      9,171,532            0.3%
    British American Tobacco P.L.C.........................    67,140      4,337,904            0.2%
    HSBC Holdings P.L.C. Sponsored ADR.....................   249,280     12,157,386            0.4%
#   Rio Tinto P.L.C. Sponsored ADR.........................   156,348      7,493,760            0.3%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A........   156,992      9,895,206            0.4%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B........   113,857      7,441,694            0.3%
    Vodafone Group P.L.C................................... 4,040,579     11,557,423            0.4%
    Other Securities.......................................              260,255,401            9.2%
                                                                      --------------           -----
TOTAL UNITED KINGDOM.......................................              328,804,991           11.7%
                                                                      --------------           -----
TOTAL COMMON STOCKS........................................            2,769,439,263           98.7%
                                                                      --------------           -----

PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Other Securities.......................................               14,161,218            0.5%
                                                                      --------------           -----

CHILE -- (0.0%)
    Other Securities.......................................                  227,688            0.0%
                                                                      --------------           -----

COLOMBIA -- (0.0%)
    Other Securities.......................................                  384,568            0.0%
                                                                      --------------           -----

GERMANY -- (0.4%)
    Volkswagen AG..........................................    32,427      5,937,486            0.2%
    Other Securities.......................................                5,964,516            0.3%
                                                                      --------------           -----
TOTAL GERMANY..............................................               11,902,002            0.5%
                                                                      --------------           -----
TOTAL PREFERRED STOCKS.....................................               26,675,476            1.0%
                                                                      --------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities.......................................                   20,900            0.0%
                                                                      --------------           -----

BRAZIL -- (0.0%)
    Other Securities.......................................                    7,845            0.0%
                                                                      --------------           -----

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                          SHARES      VALUE++     OF NET ASSETS**
                                          ------      -------     ---------------
CHILE -- (0.0%)
       Other Securities................            $       10,608            0.0%
                                                   --------------          ------

HONG KONG -- (0.0%)
       Other Securities................                       425            0.0%
                                                   --------------          ------

INDIA -- (0.0%)
       Other Securities................                     5,713            0.0%
                                                   --------------          ------

ISRAEL -- (0.0%)
       Other Securities................                         5            0.0%
                                                   --------------          ------

MALAYSIA -- (0.0%)
       Other Securities................                     7,205            0.0%
                                                   --------------          ------

SOUTH KOREA -- (0.0%)
       Other Securities................                    21,024            0.0%
                                                   --------------          ------

SPAIN -- (0.0%)
       Other Securities................                   110,556            0.0%
                                                   --------------          ------

TAIWAN -- (0.0%)
       Other Securities................                    10,652            0.0%
                                                   --------------          ------

THAILAND -- (0.0%)
       Other Securities................                    35,516            0.0%
                                                   --------------          ------
TOTAL RIGHTS/WARRANTS..................                   230,449            0.0%
                                                   --------------          ------
TOTAL INVESTMENT SECURITIES............             2,796,345,188
                                                   --------------

                                                      VALUE+
                                                      ------
SECURITIES LENDING COLLATERAL -- (5.3%)
(S)@   DFA Short Term Investment Fund.. 13,656,957    158,024,649            5.6%
                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,518,977,486)..............              $2,954,369,837          105.3%
                                                   ==============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ----------------------------------------------
                            LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                          ------------ ------------ ------- ------------
        Common Stocks
          Australia...... $    971,488 $120,445,388   --    $121,416,876
          Austria........           --   14,828,247   --      14,828,247
          Belgium........      153,600   31,289,055   --      31,442,655
          Brazil.........   36,890,991           --   --      36,890,991
          Canada.........  169,883,610           --   --     169,883,610
          Chile..........    1,955,136    7,586,392   --       9,541,528
          China..........   21,484,431  188,377,353   --     209,861,784
          Colombia.......    2,450,932           --   --       2,450,932
          Czech Republic.           --      900,876   --         900,876
          Denmark........      640,442   34,215,491   --      34,855,933
          Egypt..........           --      122,839   --         122,839
          Finland........      100,856   36,384,003   --      36,484,859
          France.........    1,881,553  149,832,453   --     151,714,006

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
  Germany..................... $  3,354,360 $  148,318,225   --    $  151,672,585
  Greece......................           --        567,411   --           567,411
  Hong Kong...................       84,205     64,045,976   --        64,130,181
  Hungary.....................           --      2,942,020   --         2,942,020
  India.......................    1,275,559     82,583,817   --        83,859,376
  Indonesia...................      188,873     16,811,707   --        17,000,580
  Ireland.....................    2,099,694      9,479,631   --        11,579,325
  Israel......................    1,065,610     13,532,246   --        14,597,856
  Italy.......................      102,347     63,611,198   --        63,713,545
  Japan.......................    2,978,728    491,804,802   --       494,783,530
  Malaysia....................           --     17,994,400   --        17,994,400
  Mexico......................   21,166,403          3,273   --        21,169,676
  Netherlands.................    6,243,168     52,920,743   --        59,163,911
  New Zealand.................           --      9,042,191   --         9,042,191
  Norway......................      150,375     17,308,334   --        17,458,709
  Peru........................      471,901             --   --           471,901
  Philippines.................       29,754      7,664,391   --         7,694,145
  Poland......................           --     10,985,592   --        10,985,592
  Portugal....................           --      5,435,416   --         5,435,416
  Russia......................    1,572,576      5,163,207   --         6,735,783
  Singapore...................           --     25,628,940   --        25,628,940
  South Africa................    4,075,849     47,959,605   --        52,035,454
  South Korea.................    1,256,782    114,342,977   --       115,599,759
  Spain.......................      735,528     51,660,681   --        52,396,209
  Sweden......................       50,550     60,211,424   --        60,261,974
  Switzerland.................    3,427,560    115,510,564   --       118,938,124
  Taiwan......................    5,923,367    100,172,488   --       106,095,855
  Thailand....................   18,486,593         17,009   --        18,503,602
  Turkey......................       22,536      9,758,550   --         9,781,086
  United Kingdom..............   73,814,356    254,990,635   --       328,804,991
Preferred Stocks
  Brazil......................   14,161,218             --   --        14,161,218
  Chile.......................           --        227,688   --           227,688
  Colombia....................      384,568             --   --           384,568
  Germany.....................           --     11,902,002   --        11,902,002
Rights/Warrants
  Australia...................           --         20,900   --            20,900
  Brazil......................           --          7,845   --             7,845
  Chile.......................           --         10,608   --            10,608
  Hong Kong...................           --            425   --               425
  India.......................           --          5,713   --             5,713
  Israel......................           --              5   --                 5
  Malaysia....................           --          7,205   --             7,205
  South Korea.................           --         21,024   --            21,024
  Spain.......................           --        110,556   --           110,556
  Taiwan......................           --         10,652   --            10,652
  Thailand....................           --         35,516   --            35,516
Securities Lending Collateral.           --    158,024,649   --       158,024,649
                               ------------ --------------   --    --------------
TOTAL......................... $399,535,499 $2,554,834,338   --    $2,954,369,837
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                          WORLD CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                        SHARES      VALUE+
                                                                      ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 12,559,691 $276,438,791
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 14,301,126  203,505,025
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  2,966,880   66,398,781
                                                                                 ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $453,523,598).............................................             546,342,597
                                                                                 ------------

TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $296,936)....................................................    296,936      296,936
                                                                                 ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $453,820,534).............................................            $546,639,533
                                                                                 ============

   Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See
   Security Valuation Note):
                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                            ---------------------------------------------------------------------
                                              LEVEL 1           LEVEL 2        LEVEL 3           TOTAL
                                               ------------     -------        -------           ------------
   Affiliated Investment Companies......... $546,342,597          --             --           $546,342,597
   Temporary Cash Investments..............      296,936          --             --                296,936
                                               ------------       --             --              ------------
   TOTAL................................... $546,639,533          --             --           $546,639,533
                                               ============       ==             ==              ============

                See accompanying Notes to Financial Statements.

                  SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                           SHARES      VALUE+
                                                          --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
  DFA Investment Dimensions Group Inc.................... 7,900,032 $165,110,662
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.................... 9,783,356  139,217,159
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.................... 3,277,442   73,349,157
                                                                    ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $299,834,024).................................           $377,676,978
                                                                    ============

At October 31, 2017, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                           UNREALIZED
                                                                                            FOREIGN
                                                                                            EXCHANGE
                                                                       SETTLEMENT         APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD          COUNTERPARTY                  DATE           (DEPRECIATION)
-----------------  ----------------- ---------------------------- ----------             --------------
GBP     14,422,619 USD    19,022,569 State Street Bank and Trust          11/01/17         $  132,832
USD      7,362,877 CAD     9,178,689 JP Morgan                            11/01/17            248,166
USD     19,411,240 GBP    14,422,619 State Street Bank and Trust          11/01/17            255,838
USD     28,613,126 JPY 3,219,524,327 State Street Bank and Trust          11/01/17            298,414
USD     34,863,532 EUR    29,602,665 UBS AG                               11/06/17            373,779
USD     13,301,056 HKD   103,760,509 State Street Bank and Trust          11/07/17              1,070
USD        393,277 ILS     1,373,457 Citibank, N.A.                       11/10/17              3,140
USD        395,399 ILS     1,381,535 Bank of America Corp.                11/10/17              2,968
USD      1,358,042 SGD     1,842,700 Citibank, N.A.                       11/22/17              6,032
USD      1,055,436 NOK     8,392,855 Citibank, N.A.                       11/24/17             27,393
USD      7,074,747 CHF     6,938,720 Citibank, N.A.                       11/24/17            110,021
USD      2,223,703 DKK    14,016,147 Citibank, N.A.                       11/28/17             26,484
USD      3,628,826 SEK    29,770,190 Citibank, N.A.                       11/28/17             67,846
USD      7,232,133 CAD     9,284,581 Citibank, N.A.                       12/04/17             33,279
USD     30,113,683 JPY 3,411,138,014 Citibank, N.A.                       12/04/17             74,504
                                                                                           ----------
                                                                    TOTAL APPRECIATION     $1,661,766

CAD      9,178,689 USD     7,147,768 Citibank, N.A.                       11/01/17         $  (33,057)
JPY  3,219,524,327 USD    28,382,608 Citibank, N.A.                       11/01/17            (67,896)
USD     19,719,807 GBP    14,937,790 State Street Bank and Trust          12/04/17           (137,147)
                                                                                           ----------
                                                                    TOTAL (DEPRECIATION)   $ (238,100)

                                                                                           ----------
                                                                    TOTAL APPRECIATION
                                                                    (DEPRECIATION)         $1,423,666
                                                                                           ==========

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
CONTINUED


At October 31, 2017, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

                                                                        UNREALIZED
                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)..    186     12/15/17  $22,920,153 $23,926,110   $1,005,957
                                              ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.                      $22,920,153 $23,926,110   $1,005,957
                                              =========== ===========   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  --------------------------------------------
                                    LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ---------- ------- ------------
 Affiliated Investment Companies. $377,676,978         --   --    $377,676,978
 Futures Contracts**.............    1,005,957         --   --       1,005,957
 Forward Currency Contracts**....           -- $1,423,666   --       1,423,666
                                  ------------ ----------   --    ------------
 TOTAL........................... $378,682,935 $1,423,666   --    $380,106,601
                                  ============ ==========   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                               OCTOBER 31, 2017


                          EMERGING MARKETS PORTFOLIO

                                                           VALUE+
                                                       --------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Emerging Markets Series of
  The DFA Investment Trust Company.................... $6,639,920,366
                                                       --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY. $6,639,920,366
                                                       ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                     EMERGING MARKETS SMALL CAP PORTFOLIO

                                                            VALUE+
                                                        --------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Emerging Markets Small Cap Series of
  The DFA Investment Trust Company..................... $7,251,640,855
                                                        --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY.. $7,251,640,855
                                                        ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                       EMERGING MARKETS VALUE PORTFOLIO

                                                           VALUE+
                                                       ---------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in Dimensional Emerging Markets Value Fund. $19,424,024,263
                                                       ---------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY. $19,424,024,263
                                                       ===============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                           SHARES       VALUE++     OF NET ASSETS**
                                                           ------       -------     ---------------
COMMON STOCKS -- (93.6%)
BRAZIL -- (5.7%)
    Ambev SA ADR........................................  14,628,396 $   92,597,747            0.4%
    B3 SA -- Brasil Bolsa Balcao........................   8,383,962     61,252,924            0.2%
    Lojas Renner SA.....................................   5,203,997     54,850,921            0.2%
    Vale SA.............................................  14,689,060    144,138,059            0.5%
    Other Securities....................................              1,236,285,322            4.6%
                                                                     --------------           -----
TOTAL BRAZIL............................................              1,589,124,973            5.9%
                                                                     --------------           -----

CHILE -- (1.4%)
    Other Securities....................................                384,187,447            1.4%
                                                                     --------------           -----

CHINA -- (16.9%)
*   Alibaba Group Holding, Ltd. Sponsored ADR...........   1,045,781    193,354,449            0.7%
*   Baidu, Inc. Sponsored ADR...........................     252,252     61,534,353            0.2%
    Bank of China, Ltd. Class H......................... 150,583,702     75,256,123            0.3%
    China Construction Bank Corp. Class H............... 243,058,302    217,224,844            0.8%
#*  China Evergrande Group..............................  21,853,000     84,294,756            0.3%
    China Mobile, Ltd...................................  10,380,500    104,410,856            0.4%
    China Mobile, Ltd. Sponsored ADR....................   1,997,961    100,797,132            0.4%
    Geely Automobile Holdings, Ltd......................  22,910,000     71,040,931            0.3%
    Industrial & Commercial Bank of China, Ltd. Class H. 185,963,725    147,964,829            0.6%
    NetEase, Inc. ADR...................................     246,761     69,566,861            0.3%
    Ping An Insurance Group Co. of China, Ltd. Class H..  17,734,000    155,845,305            0.6%
    Tencent Holdings, Ltd...............................  10,436,500    469,069,428            1.7%
    Other Securities....................................              2,969,033,435           10.8%
                                                                     --------------           -----
TOTAL CHINA.............................................              4,719,393,302           17.4%
                                                                     --------------           -----

COLOMBIA -- (0.3%)
    Other Securities....................................                 81,111,002            0.3%
                                                                     --------------           -----

CZECH REPUBLIC -- (0.1%)
    Other Securities....................................                 39,489,146            0.2%
                                                                     --------------           -----

EGYPT -- (0.1%)
    Other Securities....................................                 15,066,030            0.1%
                                                                     --------------           -----

GREECE -- (0.2%)
    Other Securities....................................                 64,262,231            0.2%
                                                                     --------------           -----

HONG KONG -- (0.0%)
    Other Securities....................................                  1,029,569            0.0%
                                                                     --------------           -----

HUNGARY -- (0.4%)
    Other Securities....................................                110,258,213            0.4%
                                                                     --------------           -----

INDIA -- (12.6%)
    HDFC Bank, Ltd......................................   2,994,559     83,742,852            0.3%
    Housing Development Finance Corp., Ltd..............   3,249,255     85,368,228            0.3%
    Infosys, Ltd........................................   4,930,006     70,205,139            0.3%
    Infosys, Ltd. Sponsored ADR.........................   3,708,004     55,063,859            0.2%
    Reliance Industries, Ltd............................   6,640,450     96,871,333            0.4%
    Tata Consultancy Services, Ltd......................   1,703,030     68,894,083            0.3%
    Other Securities....................................              3,063,933,904           11.2%
                                                                     --------------           -----
TOTAL INDIA.............................................              3,524,079,398           13.0%
                                                                     --------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                              SHARES      VALUE++     OF NET ASSETS**
                                                              ------      -------     ---------------
INDONESIA -- (2.7%)
    Bank Rakyat Indonesia Persero Tbk PT................... 63,852,200 $   73,461,929            0.3%
    Other Securities.......................................               668,205,860            2.4%
                                                                       --------------           -----
TOTAL INDONESIA............................................               741,667,789            2.7%
                                                                       --------------           -----

MALAYSIA -- (3.0%)
    Other Securities.......................................               842,530,848            3.1%
                                                                       --------------           -----

MEXICO -- (3.2%)
    America Movil S.A.B. de C.V. Series L ADR..............  3,725,657     63,783,247            0.2%
    Grupo Mexico S.A.B. de C.V. Series B................... 22,506,747     73,196,014            0.3%
    Other Securities.......................................               743,740,479            2.8%
                                                                       --------------           -----
TOTAL MEXICO...............................................               880,719,740            3.3%
                                                                       --------------           -----

PERU -- (0.1%)
    Other Securities.......................................                35,582,200            0.1%
                                                                       --------------           -----

PHILIPPINES -- (1.2%)
    Other Securities.......................................               333,955,307            1.2%
                                                                       --------------           -----

POLAND -- (1.7%)
    Polski Koncern Naftowy Orlen SA........................  2,073,148     73,326,226            0.3%
    Other Securities.......................................               388,337,336            1.4%
                                                                       --------------           -----
TOTAL POLAND...............................................               461,663,562            1.7%
                                                                       --------------           -----

RUSSIA -- (1.2%)
    Sberbank of Russia PJSC Sponsored ADR..................  4,081,901     58,584,296            0.2%
    Other Securities.......................................               276,834,387            1.0%
                                                                       --------------           -----
TOTAL RUSSIA...............................................               335,418,683            1.2%
                                                                       --------------           -----

SOUTH AFRICA -- (6.4%)
#   FirstRand, Ltd......................................... 23,983,632     87,056,556            0.3%
    MTN Group, Ltd......................................... 11,647,989    101,140,736            0.4%
    Naspers, Ltd. Class N..................................    466,930    113,759,319            0.4%
    Sanlam, Ltd............................................ 11,415,653     57,139,481            0.2%
    Standard Bank Group, Ltd...............................  7,859,870     91,271,776            0.3%
    Other Securities.......................................             1,328,940,459            5.0%
                                                                       --------------           -----
TOTAL SOUTH AFRICA.........................................             1,779,308,327            6.6%
                                                                       --------------           -----

SOUTH KOREA -- (16.8%)
    Hyundai Motor Co.......................................    424,645     61,092,239            0.2%
    LG Chem, Ltd...........................................    230,246     83,016,694            0.3%
#   LG Display Co., Ltd....................................  2,416,021     63,204,488            0.3%
    LG Electronics, Inc....................................    892,670     72,669,049            0.3%
    NAVER Corp.............................................     86,601     69,217,753            0.3%
    Samsung Electronics Co., Ltd...........................    472,670  1,165,180,959            4.3%
    SK Holdings Co., Ltd...................................    275,387     71,261,859            0.3%
    SK Hynix, Inc..........................................  3,141,984    231,666,869            0.9%
    Other Securities.......................................             2,865,273,853           10.4%
                                                                       --------------           -----
TOTAL SOUTH KOREA..........................................             4,682,583,763           17.3%
                                                                       --------------           -----

TAIWAN -- (15.0%)
    Hon Hai Precision Industry Co., Ltd.................... 55,950,504    207,964,821            0.8%
    Taiwan Semiconductor Manufacturing Co., Ltd............ 41,147,652    332,649,933            1.3%
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored
     ADR...................................................  7,888,568    333,923,083            1.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                       SHARES        VALUE++     OF NET ASSETS**
                                       ------        -------     ---------------
TAIWAN -- (Continued)
    Uni-President Enterprises Corp..  27,820,734 $    58,128,746            0.2%
#   United Microelectronics Corp.... 121,286,441      62,596,552            0.3%
    Other Securities................               3,193,803,838           11.6%
                                                 ---------------           -----
TOTAL TAIWAN........................               4,189,066,973           15.5%
                                                 ---------------           -----

THAILAND -- (3.1%)
    PTT PCL.........................   7,202,280      91,058,326            0.4%
    Other Securities................                 778,831,664            2.8%
                                                 ---------------           -----
TOTAL THAILAND......................                 869,889,990            3.2%
                                                 ---------------           -----

TURKEY -- (1.5%)
    Other Securities................                 429,564,026            1.6%
                                                 ---------------           -----
TOTAL COMMON STOCKS.................              26,109,952,519           96.4%
                                                 ---------------           -----

PREFERRED STOCKS -- (2.5%)
BRAZIL -- (2.4%)
    Banco Bradesco SA...............   5,811,393      61,608,263            0.2%
    Banco Bradesco SA ADR...........   9,174,829      96,977,943            0.4%
    Itau Unibanco Holding SA........  11,300,145     145,254,516            0.5%
    Itau Unibanco Holding SA ADR....   6,510,406      83,398,301            0.3%
    Other Securities................                 288,633,479            1.1%
                                                 ---------------           -----
TOTAL BRAZIL........................                 675,872,502            2.5%
                                                 ---------------           -----

CHILE -- (0.0%)
    Other Securities................                   6,392,675            0.0%
                                                 ---------------           -----

COLOMBIA -- (0.1%)
    Other Securities................                  17,824,155            0.1%
                                                 ---------------           -----

INDIA -- (0.0%)
    Other Securities................                      93,942            0.0%
                                                 ---------------           -----
TOTAL PREFERRED STOCKS..............                 700,183,274            2.6%
                                                 ---------------           -----

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
    Other Securities................                     319,466            0.0%
                                                 ---------------           -----

CHILE -- (0.0%)
    Other Securities................                     229,439            0.0%
                                                 ---------------           -----

HONG KONG -- (0.0%)
    Other Securities................                      13,097            0.0%
                                                 ---------------           -----

INDIA -- (0.0%)
    Other Securities................                     196,427            0.0%
                                                 ---------------           -----

MALAYSIA -- (0.0%)
    Other Securities................                     308,658            0.0%
                                                 ---------------           -----

SOUTH KOREA -- (0.0%)
    Other Securities................                     741,575            0.0%
                                                 ---------------           -----

TAIWAN -- (0.0%)
    Other Securities................                     321,576            0.0%
                                                 ---------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                        SHARES       VALUE++     OF NET ASSETS**
                                        ------       -------     ---------------
THAILAND -- (0.0%)
      Other Securities...............            $     1,403,838            0.0%
                                                 ---------------          ------
TOTAL RIGHTS/WARRANTS................                  3,534,076            0.0%
                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES..........             26,813,669,869
                                                 ---------------

                                                     VALUE+
                                          -          ------             -
SECURITIES LENDING COLLATERAL -- (3.9%)
(S)@  DFA Short Term Investment Fund. 95,284,755   1,102,539,901            4.1%
                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $22,498,736,533)......................   $27,916,209,770          103.1%
                                                 ===============          ======

At October 31, 2017, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                 UNREALIZED
                                NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                     CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                     --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R).     650    12/15/17  $ 35,843,318 $ 36,536,500   $  693,182
S&P 500 Emini Index(R).........   1,520    12/15/17   190,331,570  195,525,200    5,193,630
                                                     ------------ ------------   ----------
TOTAL FUTURES CONTRACTS........                      $226,174,888 $232,061,700   $5,886,812
                                                     ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                       ----------------------------------------------------
                          LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                       -------------- -------------- ------- --------------
     Common Stocks
       Brazil......... $1,589,124,973             --   --    $1,589,124,973
       Chile..........    123,911,756 $  260,275,691   --       384,187,447
       China..........    723,633,887  3,995,759,415   --     4,719,393,302
       Colombia.......     81,111,002             --   --        81,111,002
       Czech Republic.             --     39,489,146   --        39,489,146
       Egypt..........      1,044,891     14,021,139   --        15,066,030
       Greece.........             --     64,262,231   --        64,262,231
       Hong Kong......             --      1,029,569   --         1,029,569
       Hungary........        313,997    109,944,216   --       110,258,213
       India..........    129,418,803  3,394,660,595   --     3,524,079,398
       Indonesia......     27,425,328    714,242,461   --       741,667,789
       Malaysia.......         21,165    842,509,683   --       842,530,848
       Mexico.........    880,357,545        362,195   --       880,719,740
       Peru...........     35,582,200             --   --        35,582,200
       Philippines....      6,964,420    326,990,887   --       333,955,307
       Poland.........             --    461,663,562   --       461,663,562
       Russia.........     54,262,921    281,155,762   --       335,418,683
       South Africa...    124,913,964  1,654,394,363   --     1,779,308,327
       South Korea....    108,415,293  4,574,168,470   --     4,682,583,763
       Taiwan.........    363,360,049  3,825,706,924   --     4,189,066,973
       Thailand.......    868,992,448        897,542   --       869,889,990
       Turkey.........      2,737,439    426,826,587   --       429,564,026
     Preferred Stocks
       Brazil.........    675,872,502             --   --       675,872,502
       Chile..........             --      6,392,675   --         6,392,675

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
  Colombia.................... $   17,824,155              --   --    $    17,824,155
  India.......................         93,942              --   --             93,942
Rights/Warrants
  Brazil......................             -- $       319,466   --            319,466
  Chile.......................             --         229,439   --            229,439
  Hong Kong...................             --          13,097   --             13,097
  India.......................             --         196,427   --            196,427
  Malaysia....................             --         308,658   --            308,658
  South Korea.................             --         741,575   --            741,575
  Taiwan......................             --         321,576   --            321,576
  Thailand....................             --       1,403,838   --          1,403,838
Securities Lending Collateral.             --   1,102,539,901   --      1,102,539,901
Futures Contracts**...........      5,886,812              --   --          5,886,812
                               -------------- ---------------   --    ---------------
TOTAL......................... $5,821,269,492 $22,100,827,090   --    $27,922,096,582
                               ============== ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                              ENHANCED U.S.
                                                                                  LARGE      U.S. LARGE CAP
                                                                                 COMPANY         EQUITY      U.S. LARGE CAP
                                                                                PORTFOLIO      PORTFOLIO*    VALUE PORTFOLIO
                                                                              -------------- --------------  ---------------
ASSETS:
Investments in Affiliated Investment Company at Value........................             --             --  $   23,733,612
Investments at Value (including $2,966, $50,486, $0 and $2,500,462 of
 securities on loan, respectively)........................................... $      316,371 $    1,211,268              --
Temporary Cash Investments at Value & Cost...................................             --          2,908              --
Collateral from Securities on Loan Invested in Affiliate at Value (including
 cost of $3,028, $41,253, $0 and $1,670,743).................................          3,027         41,253              --
Segregated Cash for Futures Contracts........................................             --             --              --
Cash.........................................................................          6,535             --              --
Receivables:
  Investment Securities/Affiliated Investment Company Sold...................             --             --              --
  Dividends, Interest and Tax Reclaims.......................................          1,836          1,013              --
  Securities Lending Income..................................................             --             20              --
  Fund Shares Sold...........................................................            645          1,175          13,412
  Futures Margin Variation...................................................            551             --              --
Unrealized Gain on Forward Currency Contracts................................            896             --              --
Prepaid Expenses and Other Assets............................................             14             19             157
                                                                              -------------- --------------  --------------
    Total Assets.............................................................        329,875      1,257,656      23,747,181
                                                                              -------------- --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...........................................          3,026         41,253              --
  Investment Securities/Affiliated Investment Company Purchased..............          4,208             --              --
  Fund Shares Redeemed.......................................................            234          3,275          10,149
  Due to Advisor.............................................................             25            153           3,004
Accrued Expenses and Other Liabilities.......................................             35             92           1,157
                                                                              -------------- --------------  --------------
    Total Liabilities........................................................          7,528         44,773          14,310
                                                                              -------------- --------------  --------------
NET ASSETS................................................................... $      322,347 $    1,212,883  $   23,732,871
                                                                              ============== ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Class R1 Shares -- based on net assets of $0; $0; $0 and $54,960 and
 shares outstanding of 0; 0; 0 and 2,185,248, respectively...................            N/A            N/A             N/A
                                                                              ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED..................................................            N/A            N/A             N/A
                                                                              ============== ==============  ==============
Class R2 Shares -- based on net assets of $0; $0; $0 and $156,809 and
 shares outstanding of 0; 0; 0 and 6,265,096, respectively...................            N/A            N/A             N/A
                                                                              ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED..................................................            N/A            N/A             N/A
                                                                              ============== ==============  ==============
Institutional Class Shares -- based on net assets of $322,347;
 $1,212,883; $23,732,871 and $10,528,662 and shares outstanding of
 22,169,160; 76,128,473; 610,976,492 and 418,508,551, respectively........... $        14.54 $        15.93  $        38.84
                                                                              ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED..................................................  1,000,000,000  1,000,000,000   4,000,000,000
                                                                              ============== ==============  ==============
Investments at Cost.......................................................... $      317,425 $      957,004  $          N/A
                                                                              ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................................. $      272,774 $      968,346  $   15,328,839
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)..........................................................            877          1,207          22,596
Accumulated Net Realized Gain (Loss).........................................         34,336        (10,934)      1,121,548
Net Unrealized Foreign Exchange Gain (Loss)..................................            887             --              --
Net Unrealized Appreciation (Depreciation)...................................         13,473        254,264       7,259,888
                                                                              -------------- --------------  --------------
NET ASSETS................................................................... $      322,347 $    1,212,883  $   23,732,871
                                                                              ============== ==============  ==============


                                                                               U.S. TARGETED
                                                                              VALUE PORTFOLIO*
                                                                              ----------------
ASSETS:
Investments in Affiliated Investment Company at Value........................              --
Investments at Value (including $2,966, $50,486, $0 and $2,500,462 of
 securities on loan, respectively)...........................................  $   10,638,366
Temporary Cash Investments at Value & Cost...................................         134,565
Collateral from Securities on Loan Invested in Affiliate at Value (including
 cost of $3,028, $41,253, $0 and $1,670,743).................................       1,670,768
Segregated Cash for Futures Contracts........................................           3,380
Cash.........................................................................              --
Receivables:
  Investment Securities/Affiliated Investment Company Sold...................           2,714
  Dividends, Interest and Tax Reclaims.......................................           3,299
  Securities Lending Income..................................................             885
  Fund Shares Sold...........................................................           5,588
  Futures Margin Variation...................................................             165
Unrealized Gain on Forward Currency Contracts................................              --
Prepaid Expenses and Other Assets............................................              94
                                                                               --------------
    Total Assets.............................................................      12,459,824
                                                                               --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...........................................       1,670,734
  Investment Securities/Affiliated Investment Company Purchased..............          37,907
  Fund Shares Redeemed.......................................................           6,726
  Due to Advisor.............................................................           3,150
Accrued Expenses and Other Liabilities.......................................             876
                                                                               --------------
    Total Liabilities........................................................       1,719,393
                                                                               --------------
NET ASSETS...................................................................  $   10,740,431
                                                                               ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Class R1 Shares -- based on net assets of $0; $0; $0 and $54,960 and
 shares outstanding of 0; 0; 0 and 2,185,248, respectively...................  $        25.15
                                                                               ==============
NUMBER OF SHARES AUTHORIZED..................................................     200,000,000
                                                                               ==============
Class R2 Shares -- based on net assets of $0; $0; $0 and $156,809 and
 shares outstanding of 0; 0; 0 and 6,265,096, respectively...................  $        25.03
                                                                               ==============
NUMBER OF SHARES AUTHORIZED..................................................     200,000,000
                                                                               ==============
Institutional Class Shares -- based on net assets of $322,347;
 $1,212,883; $23,732,871 and $10,528,662 and shares outstanding of
 22,169,160; 76,128,473; 610,976,492 and 418,508,551, respectively...........  $        25.16
                                                                               ==============
NUMBER OF SHARES AUTHORIZED..................................................   1,500,000,000
                                                                               ==============
Investments at Cost..........................................................  $    8,412,198
                                                                               ==============
NET ASSETS CONSIST OF:
Paid-In Capital..............................................................  $    8,074,164
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)..........................................................          (1,394)
Accumulated Net Realized Gain (Loss).........................................         440,547
Net Unrealized Foreign Exchange Gain (Loss)..................................              --
Net Unrealized Appreciation (Depreciation)...................................       2,227,114
                                                                               --------------
NET ASSETS...................................................................  $   10,740,431
                                                                               ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                U.S. CORE      U.S. CORE     U.S. VECTOR
                                                              U.S. SMALL CAP     EQUITY 1       EQUITY 2       EQUITY
                                                             VALUE PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                             ---------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $2,660,425, $3,053,767,
 $3,746,625 and $925,052 of securities on loan,
 respectively)..............................................  $   15,011,098  $   20,571,595 $   22,310,986 $    4,722,048
Temporary Cash Investments at Value & Cost..................         151,577         204,056        208,473          3,720
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $1,834,225, $1,640,829,
 $2,269,835 and $572,177)...................................       1,834,294       1,640,846      2,269,877        572,203
Segregated Cash for Futures Contracts.......................           4,815           5,603          6,233            651
Cash........................................................              --               4              4              1
Receivables:
  Investment Securities Sold................................          25,256              24          2,792             71
  Dividends, Interest and Tax Reclaims......................           3,063          14,674         15,400          2,730
  Securities Lending Income.................................             860             864          1,142            296
  Fund Shares Sold..........................................           7,562          10,358         11,862          2,923
  Futures Margin Variation..................................             235             274            305             --
Prepaid Expenses and Other Assets...........................             132             162            182             39
                                                              --------------  -------------- -------------- --------------
     Total Assets...........................................      17,038,892      22,448,460     24,827,256      5,304,682
                                                              --------------  -------------- -------------- --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................       1,834,140       1,640,787      2,291,288        572,168
  Investment Securities Purchased...........................          23,549          31,997          5,015          4,271
  Fund Shares Redeemed......................................           7,703           8,539         10,148          2,680
  Due to Advisor............................................           6,435           2,958          3,797          1,205
Accrued Expenses and Other Liabilities......................           1,198           1,437          1,590            355
                                                              --------------  -------------- -------------- --------------
     Total Liabilities......................................       1,873,025       1,685,718      2,311,838        580,679
                                                              --------------  -------------- -------------- --------------
NET ASSETS..................................................  $   15,165,867  $   20,762,742 $   22,515,418 $    4,724,003
                                                              ==============  ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $15,165,867; $20,762,742; $22,515,418 and $4,724,003
 and shares outstanding of 388,141,516; 943,257,894;
 1,077,039,477 and 246,598,947, respectively................  $        39.07  $        22.01 $        20.90 $        19.16
                                                              ==============  ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................   3,400,000,000   3,000,000,000  4,600,000,000  2,000,000,000
                                                              ==============  ============== ============== ==============
Investments at Cost.........................................  $   10,648,767  $   13,596,675 $   14,378,682 $    3,120,443
                                                              ==============  ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $   10,134,408  $   13,654,577 $   14,349,380 $    2,956,701
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................          (5,694)         14,490         15,587            426
Accumulated Net Realized Gain (Loss)........................         669,385         111,896        210,487        165,238
Net Unrealized Appreciation (Depreciation)..................       4,367,768       6,981,779      7,939,964      1,601,638
                                                              --------------  -------------- -------------- --------------
NET ASSETS..................................................  $   15,165,867  $   20,762,742 $   22,515,418 $    4,724,003
                                                              ==============  ============== ============== ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                               U.S. HIGH      DFA REAL
                                                                                               RELATIVE        ESTATE
                                                             U.S. SMALL CAP  U.S. MICRO CAP  PROFITABILITY   SECURITIES
                                                               PORTFOLIO*      PORTFOLIO*     PORTFOLIO*     PORTFOLIO*
                                                             --------------  --------------  ------------- --------------
ASSETS:
Investments at Value (including $4,869,294, $1,331,061,
 $8,734, $595,127 and $293,334 of securities on loan,
 respectively).............................................. $   16,747,848  $    6,254,989  $    139,892  $    8,181,673
Temporary Cash Investments at Value & Cost..................        198,010          42,497         1,715          67,568
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $3,582,626, $1,087,233,
 $8,013, $416,951 and $273,733).............................      3,582,679       1,087,256         8,012         416,958
Segregated Cash for Futures Contracts.......................          5,018           1,350            --           2,228
Foreign Currencies at Value.................................             --              --            --              --
Cash........................................................             11               3            --              --
Receivables:
  Investment Securities Sold................................         22,709           8,130            --              --
  Dividends, Interest and Tax Reclaims......................          3,947           1,812           123           6,416
  Securities Lending Income.................................          1,807             704             2              87
  Fund Shares Sold..........................................          9,153           2,814           630          31,996
  From Advisor..............................................             --              --             1              --
  Futures Margin Variation..................................            245              66            --             109
Deferred Offering Costs.....................................             --              --            20              --
Prepaid Expenses and Other Assets...........................             77              49            58              69
                                                             --------------  --------------  ------------  --------------
    Total Assets............................................     20,571,504       7,399,670       150,453       8,707,104
                                                             --------------  --------------  ------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................      3,582,638       1,087,214         8,013         417,012
  Investment Securities Purchased...........................         40,892             502         1,330           3,275
  Fund Shares Redeemed......................................          9,964           2,030            11           3,847
  Due to Advisor............................................          5,009           2,683            --           1,084
Accrued Expenses and Other Liabilities......................          1,214             511            26             710
                                                             --------------  --------------  ------------  --------------
    Total Liabilities.......................................      3,639,717       1,092,940         9,380         425,928
                                                             --------------  --------------  ------------  --------------
NET ASSETS.................................................. $   16,931,787  $    6,306,730  $    141,073  $    8,281,176
                                                             ==============  ==============  ============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $16,931,787; $6,306,730; $141,073; $8,281,176 and
 $4,723,090 and shares outstanding of 464,162,859;
 277,082,473; 12,903,817; 236,686,972 and
 200,810,431, respectively.................................. $        36.48  $        22.76  $      10.93  $        34.99
                                                             ==============  ==============  ============  ==============
NUMBER OF SHARES AUTHORIZED.................................  2,000,000,000   3,000,000,000   500,000,000   1,700,000,000
                                                             ==============  ==============  ============  ==============
Investments at Cost......................................... $   12,272,121  $    3,849,521  $    130,372  $    5,893,150
                                                             ==============  ==============  ============  ==============
Foreign Currencies at Cost.................................. $           --  $           --  $         --  $           --
                                                             ==============  ==============  ============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $   11,871,817  $    3,627,183  $    131,775  $    6,003,624
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         (1,236)           (401)          131          46,634
Accumulated Net Realized Gain (Loss)........................        579,554         273,512          (352)        (59,970)
Net Unrealized Foreign Exchange Gain (Loss).................             --              --            --              --
Net Unrealized Appreciation (Depreciation)..................      4,481,652       2,406,436         9,519       2,290,888
                                                             --------------  --------------  ------------  --------------
NET ASSETS.................................................. $   16,931,787  $    6,306,730  $    141,073  $    8,281,176
                                                             ==============  ==============  ============  ==============

                                                                LARGE CAP
                                                              INTERNATIONAL
                                                               PORTFOLIO*
                                                             --------------
ASSETS:
Investments at Value (including $4,869,294, $1,331,061,
 $8,734, $595,127 and $293,334 of securities on loan,
 respectively).............................................. $    4,637,260
Temporary Cash Investments at Value & Cost..................             --
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $3,582,626, $1,087,233,
 $8,013, $416,951 and $273,733).............................        273,686
Segregated Cash for Futures Contracts.......................          1,656
Foreign Currencies at Value.................................         21,074
Cash........................................................         36,151
Receivables:
  Investment Securities Sold................................         23,178
  Dividends, Interest and Tax Reclaims......................         12,920
  Securities Lending Income.................................            211
  Fund Shares Sold..........................................          1,942
  From Advisor..............................................             --
  Futures Margin Variation..................................             98
Deferred Offering Costs.....................................             --
Prepaid Expenses and Other Assets...........................             34
                                                             --------------
    Total Assets............................................      5,008,210
                                                             --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................        273,671
  Investment Securities Purchased...........................          8,324
  Fund Shares Redeemed......................................          1,979
  Due to Advisor............................................            757
Accrued Expenses and Other Liabilities......................            389
                                                             --------------
    Total Liabilities.......................................        285,120
                                                             --------------
NET ASSETS.................................................. $    4,723,090
                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $16,931,787; $6,306,730; $141,073; $8,281,176 and
 $4,723,090 and shares outstanding of 464,162,859;
 277,082,473; 12,903,817; 236,686,972 and
 200,810,431, respectively.................................. $        23.52
                                                             ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000
                                                             ==============
Investments at Cost......................................... $    3,795,239
                                                             ==============
Foreign Currencies at Cost.................................. $       21,479
                                                             ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    3,913,637
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         12,323
Accumulated Net Realized Gain (Loss)........................        (45,456)
Net Unrealized Foreign Exchange Gain (Loss).................             (2)
Net Unrealized Appreciation (Depreciation)..................        842,588
                                                             --------------
NET ASSETS.................................................. $    4,723,090
                                                             ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                              INTERNATIONAL
                                                              INTERNATIONAL       SMALL      GLOBAL SMALL JAPANESE SMALL
                                                               CORE EQUITY       COMPANY       COMPANY       COMPANY
                                                               PORTFOLIO*       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                             --------------  --------------  ------------ --------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value......................................................             --  $   13,349,739  $     15,002 $      648,221
Investments at Value (including $1,768,408, $0, $0, $0
 and $0 of securities on loan, respectively)................ $   25,143,347              --            --             --
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $1,710,819, $0, $0, $0 and
 $0)........................................................      1,710,859              --            --             --
Segregated Cash for Futures Contracts.......................          7,425           3,983            --             --
Foreign Currencies at Value.................................         15,298              --            --             --
Cash........................................................        253,828         144,705            --             --
Receivables:
  Investment Securities Sold................................         47,988              --            --             --
  Dividends, Interest and Tax Reclaims......................         65,953              --            --             --
  Securities Lending Income.................................          2,643              --            --             --
  Fund Shares Sold..........................................         20,214           5,341            14             17
  From Advisor..............................................             --              --             2             --
  Futures Margin Variation..................................            363             195            --             --
Unrealized Gain on Foreign Currency Contracts...............             19              --            --             --
Deferred Offering Costs.....................................             --              --             7             --
Prepaid Expenses and Other Assets...........................            222              31             7              9
                                                             --------------  --------------  ------------ --------------
    Total Assets............................................     27,268,159      13,503,994        15,032        648,247
                                                             --------------  --------------  ------------ --------------
LIABILITIES:
Payables:
  Due to Custodian..........................................             --              --             5             --
  Upon Return of Securities Loaned..........................      1,710,786              --            --             --
  Investment Securities Purchased...........................         67,656              --            --             --
  Fund Shares Redeemed......................................         38,520           8,469            --             32
  Due to Advisor............................................          5,314           4,543            --            215
Unrealized Loss on Foreign Currency Contracts...............              5              --            --             --
Accrued Expenses and Other Liabilities......................          1,910             692             6             22
                                                             --------------  --------------  ------------ --------------
    Total Liabilities.......................................      1,824,191          13,704            11            269
                                                             --------------  --------------  ------------ --------------
NET ASSETS.................................................. $   25,443,968  $   13,490,290  $     15,021 $      647,978
                                                             ==============  ==============  ============ ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $25,443,968; $13,490,290; $15,021; $647,978 and
 $332,153 and shares outstanding of 1,787,844,209;
 626,740,788; 1,302,286; 22,685,406 and 14,006,775,
 respectively............................................... $        14.23  $        21.52  $      11.53 $        28.56
                                                             ==============  ==============  ============ ==============
NUMBER OF SHARES AUTHORIZED.................................  7,000,000,000   3,000,000,000   100,000,000  1,000,000,000
                                                             ==============  ==============  ============ ==============
Investments at Cost......................................... $   20,323,385             N/A        13,706            N/A
                                                             ==============  ==============  ============ ==============
Foreign Currencies at Cost.................................. $       15,371  $           --  $         -- $           --
                                                             ==============  ==============  ============ ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $   20,888,194  $   10,201,607  $     13,491 $      482,980
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         57,179          19,361           143          1,122
Accumulated Net Realized Gain (Loss)........................       (330,170)        385,659            91         (6,437)
Net Unrealized Foreign Exchange Gain (Loss).................           (120)           (195)           --            (69)
Net Unrealized Appreciation (Depreciation)..................      4,828,885       2,883,858         1,296        170,382
                                                             --------------  --------------  ------------ --------------
NET ASSETS.................................................. $   25,443,968  $   13,490,290  $     15,021 $      647,978
                                                             ==============  ==============  ============ ==============

                                                              ASIA PACIFIC
                                                                 SMALL
                                                                COMPANY
                                                               PORTFOLIO
                                                             --------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value...................................................... $      332,221
Investments at Value (including $1,768,408, $0, $0, $0
 and $0 of securities on loan, respectively)................             --
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $1,710,819, $0, $0, $0 and
 $0)........................................................             --
Segregated Cash for Futures Contracts.......................             --
Foreign Currencies at Value.................................             --
Cash........................................................             --
Receivables:
  Investment Securities Sold................................             --
  Dividends, Interest and Tax Reclaims......................             --
  Securities Lending Income.................................             --
  Fund Shares Sold..........................................             61
  From Advisor..............................................             --
  Futures Margin Variation..................................             --
Unrealized Gain on Foreign Currency Contracts...............             --
Deferred Offering Costs.....................................             --
Prepaid Expenses and Other Assets...........................              8
                                                             --------------
    Total Assets............................................        332,290
                                                             --------------
LIABILITIES:
Payables:
  Due to Custodian..........................................             --
  Upon Return of Securities Loaned..........................             --
  Investment Securities Purchased...........................             --
  Fund Shares Redeemed......................................             13
  Due to Advisor............................................            107
Unrealized Loss on Foreign Currency Contracts...............             --
Accrued Expenses and Other Liabilities......................             17
                                                             --------------
    Total Liabilities.......................................            137
                                                             --------------
NET ASSETS.................................................. $      332,153
                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $25,443,968; $13,490,290; $15,021; $647,978 and
 $332,153 and shares outstanding of 1,787,844,209;
 626,740,788; 1,302,286; 22,685,406 and 14,006,775,
 respectively............................................... $        23.71
                                                             ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000
                                                             ==============
Investments at Cost.........................................            N/A
                                                             ==============
Foreign Currencies at Cost.................................. $           --
                                                             ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      321,610
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................          1,817
Accumulated Net Realized Gain (Loss)........................         (4,995)
Net Unrealized Foreign Exchange Gain (Loss).................             (1)
Net Unrealized Appreciation (Depreciation)..................         13,722
                                                             --------------
NET ASSETS.................................................. $      332,153
                                                             ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                 DFA
                                                                UNITED       CONTINENTAL    INTERNATIONAL    DFA GLOBAL
                                                             KINGDOM SMALL      SMALL        REAL ESTATE     REAL ESTATE
                                                                COMPANY        COMPANY       SECURITIES      SECURITIES
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO*       PORTFOLIO
                                                             -------------- -------------- --------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value...................................................... $       45,202 $      592,216             --  $    3,951,863
Investments at Value (including $0, $0, $178,984,
 $104,674 and $893,620 of securities on loan,
 respectively)..............................................             --             -- $    5,418,167       2,793,668
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $0, $0, $185,605, $107,849
 and $909,975)..............................................             --             --        185,600         107,840
Segregated Cash for Futures Contracts.......................             --             --          1,350              --
Foreign Currencies at Value.................................             --             --          4,224              --
Cash........................................................             --             --         49,511          15,509
Receivables:................................................
  Investment Securities/Affiliated Investment Company
   Sold.....................................................             --             --             --              --
  Dividends, Interest and Tax Reclaims......................             --             --         18,692           2,080
  Securities Lending Income.................................             --             --            227              23
  Fund Shares Sold..........................................             --            447         13,571           4,789
  Futures Margin Variation..................................             --             --             66              --
Unrealized Gain on Foreign Currency Contracts...............             --             --             --              --
Prepaid Expenses and Other Assets...........................              8             41             64              79
                                                             -------------- -------------- --------------  --------------
    Total Assets............................................         45,210        592,704      5,691,472       6,875,851
                                                             -------------- -------------- --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................             --             --        185,579         107,832
  Investment Securities/Affiliated Investment Company
   Purchased................................................             --             --          5,509          10,501
  Fund Shares Redeemed......................................             12            121            986           2,961
  Due to Advisor............................................             16            199          1,159             247
Unrealized Loss on Foreign Currency Contracts...............             --             --             --              --
Accrued Expenses and Other Liabilities......................              5             37            486             528
                                                             -------------- -------------- --------------  --------------
    Total Liabilities.......................................             33            357        193,719         122,069
                                                             -------------- -------------- --------------  --------------
NET ASSETS.................................................. $       45,177 $      592,347 $    5,497,753  $    6,753,782
                                                             ============== ============== ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $45,177; $592,347; $5,497,753; $6,753,782 and
 $16,162,471 and shares outstanding of 1,382,937;
 20,976,865; 1,084,513,824; 619,561,294 and
 687,391,680, respectively.................................. $        32.67 $        28.24 $         5.07  $        10.90
                                                             ============== ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,000,000,000  4,000,000,000   3,000,000,000
                                                             ============== ============== ==============  ==============
Investments in Affiliated Investment Companies at
 Cost.......................................................             NA             NA $           --  $    3,318,854
                                                             ============== ============== ==============  ==============
Investments at Cost.........................................            N/A            N/A $    5,225,907  $    2,691,335
                                                             ============== ============== ==============  ==============
Foreign Currencies at Cost.................................. $           -- $           -- $        4,190             N/A
                                                             ============== ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $       33,754 $      455,352 $    5,809,593  $    5,963,298
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................             33            238       (280,250)         59,540
Accumulated Net Realized Gain (Loss)........................          1,435          4,065       (224,226)         (4,389)
Net Unrealized Foreign Exchange Gain (Loss).................              6            137           (110)             --
Net Unrealized Appreciation (Depreciation)..................          9,949        132,555        192,746         735,333
                                                             -------------- -------------- --------------  --------------
NET ASSETS.................................................. $       45,177 $      592,347 $    5,497,753  $    6,753,782
                                                             ============== ============== ==============  ==============

                                                                   DFA
                                                              INTERNATIONAL
                                                                SMALL CAP
                                                             VALUE PORTFOLIO*
                                                             ----------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value......................................................              --
Investments at Value (including $0, $0, $178,984,
 $104,674 and $893,620 of securities on loan,
 respectively)..............................................  $   15,921,334
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $0, $0, $185,605, $107,849
 and $909,975)..............................................         910,021
Segregated Cash for Futures Contracts.......................           4,901
Foreign Currencies at Value.................................          85,516
Cash........................................................          84,212
Receivables:................................................
  Investment Securities/Affiliated Investment Company
   Sold.....................................................          21,019
  Dividends, Interest and Tax Reclaims......................          45,301
  Securities Lending Income.................................           1,894
  Fund Shares Sold..........................................          26,337
  Futures Margin Variation..................................             240
Unrealized Gain on Foreign Currency Contracts...............               9
Prepaid Expenses and Other Assets...........................              86
                                                              --------------
    Total Assets............................................      17,100,870
                                                              --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................         909,933
  Investment Securities/Affiliated Investment Company
   Purchased................................................          12,964
  Fund Shares Redeemed......................................           5,436
  Due to Advisor............................................           8,848
Unrealized Loss on Foreign Currency Contracts...............               2
Accrued Expenses and Other Liabilities......................           1,216
                                                              --------------
    Total Liabilities.......................................         938,399
                                                              --------------
NET ASSETS..................................................  $   16,162,471
                                                              ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $45,177; $592,347; $5,497,753; $6,753,782 and
 $16,162,471 and shares outstanding of 1,382,937;
 20,976,865; 1,084,513,824; 619,561,294 and
 687,391,680, respectively..................................  $        23.51
                                                              ==============
NUMBER OF SHARES AUTHORIZED.................................   4,600,000,000
                                                              ==============
Investments in Affiliated Investment Companies at
 Cost.......................................................  $           --
                                                              ==============
Investments at Cost.........................................  $   12,248,003
                                                              ==============
Foreign Currencies at Cost..................................  $       87,004
                                                              ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $   11,951,834
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................          41,552
Accumulated Net Realized Gain (Loss)........................         491,293
Net Unrealized Foreign Exchange Gain (Loss).................             (74)
Net Unrealized Appreciation (Depreciation)..................       3,677,866
                                                              --------------
NET ASSETS..................................................  $   16,162,471
                                                              ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             INTERNATIONAL
                                                              INTERNATIONAL  HIGH RELATIVE                 WORLD EX U.S.
                                                              VECTOR EQUITY  PROFITABILITY  WORLD EX U.S.  TARGETED VALUE
                                                               PORTFOLIO*      PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO*
                                                             --------------  ------------- --------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --            --  $      246,556              --
Investments at Value (including $171,197, $1,870, $0 and
 $10,001 of securities on loan, respectively)............... $    2,506,154  $     67,289              --  $      462,974
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $169,217, $1,943, $0 and
 $7,173)....................................................        169,224         1,943              --           7,173
Foreign Currencies at Value.................................          3,754            31              --           1,334
Cash........................................................         24,751           890              59           1,601
Receivables:
  Investment Securities Sold................................            667            --              --             331
  Dividends, Interest and Tax Reclaims......................          6,521           137              --             977
  Securities Lending Income.................................            334            --              --              35
  Fund Shares Sold..........................................          1,626           245               4           1,480
  From Advisor..............................................             --             5              --              --
Unrealized Gain on Foreign Currency Contracts...............             --            --              --               1
Deferred Offering Costs.....................................             --            19              --              --
Prepaid Expenses and Other Assets...........................             39            35              14              24
                                                             --------------  ------------  --------------  --------------
     Total Assets...........................................      2,713,070        70,594         246,633         475,930
                                                             --------------  ------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................        169,213         1,943              --           7,173
  Investment Securities Purchased...........................         11,125           818              --           1,873
  Fund Shares Redeemed......................................          1,710             3               6             101
  Due to Advisor............................................            949            --              66             227
Unrealized Loss on Foreign Currency Contracts...............             --            --              --               1
Accrued Expenses and Other Liabilities......................            221            37              10              51
                                                             --------------  ------------  --------------  --------------
     Total Liabilities......................................        183,218         2,801              82           9,426
                                                             --------------  ------------  --------------  --------------
NET ASSETS.................................................. $    2,529,852  $     67,793  $      246,551  $      466,504
                                                             ==============  ============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $2,529,852; $67,793; $246,551 and $466,504 and shares
 outstanding of 189,731,403; 6,349,132; 19,402,233 and
 30,982,628, respectively................................... $        13.33  $      10.68  $        12.71  $        15.06
                                                             ==============  ============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000   500,000,000   1,000,000,000   1,000,000,000
                                                             ==============  ============  ==============  ==============
Investments in Affiliated Investment Companies at Cost...... $           --  $         --  $      205,212  $           --
                                                             ==============  ============  ==============  ==============
Investments at Cost......................................... $    1,954,029  $     63,569             N/A  $      383,699
                                                             ==============  ============  ==============  ==============
Foreign Currencies at Cost.................................. $        3,782  $         31  $           --  $        1,338
                                                             ==============  ============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,964,734  $     64,165  $      204,014  $      377,807
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................          4,130           146           2,027           1,206
Accumulated Net Realized Gain (Loss)........................          8,900          (237)           (799)          8,223
Net Unrealized Foreign Exchange Gain (Loss).................            (16)           (1)            (35)             (3)
Net Unrealized Appreciation (Depreciation)..................        552,104         3,720          41,344          79,271
                                                             --------------  ------------  --------------  --------------
NET ASSETS.................................................. $    2,529,852  $     67,793  $      246,551  $      466,504
                                                             ==============  ============  ==============  ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                    SELECTIVELY
                                                                    WORLD EX U.S.    WORLD CORE    HEDGED GLOBAL     EMERGING
                                                                     CORE EQUITY       EQUITY         EQUITY          MARKETS
                                                                     PORTFOLIO*      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------  --------------  -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value...........             --  $      546,343  $      377,677 $    6,639,920
Investments at Value (including $174,146, $0, $0 and $0 of
 securities on loan, respectively)................................ $    2,796,345              --              --             --
Temporary Cash Investments at Value & Cost........................             --             297              --             --
Collateral from Securities on Loan Invested in Affiliate at Value
 (including cost of $158,021, $0, $0 and $0)......................        158,025              --              --             --
Segregated Cash for Futures Contracts.............................             --              --             837             --
Foreign Currencies at Value.......................................          1,996              --              --             --
Cash..............................................................          8,847              --          22,379             --
Receivables:
  Investment Securities/Affiliated Investment Companies Sold......            443              --              --             --
  Dividends, Interest and Tax Reclaims............................          5,655               1              --             --
  Securities Lending Income.......................................            338              --              --             --
  Fund Shares Sold................................................          1,707             330              98          1,947
  Futures Margin Variation........................................             --              --              41             --
Unrealized Gain on Forward Currency Contracts.....................             --              --           1,662             --
Prepaid Expenses and Other Assets.................................             38              21              26             32
                                                                   --------------  --------------  -------------- --------------
    Total Assets..................................................      2,973,394         546,992         402,720      6,641,899
                                                                   --------------  --------------  -------------- --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned................................        158,024              --              --             --
  Investment Securities/Affiliated Investment Companies
   Purchased......................................................          7,940              --              --             --
  Fund Shares Redeemed............................................          1,133              59             246          6,892
  Due to Advisor..................................................            623              19              14          1,775
Unrealized Loss on Forward Currency Contracts.....................             --              --             238             --
Accrued Expenses and Other Liabilities............................            307              23              18            318
                                                                   --------------  --------------  -------------- --------------
    Total Liabilities.............................................        168,027             101             516          8,985
                                                                   --------------  --------------  -------------- --------------
NET ASSETS........................................................ $    2,805,367  $      546,891  $      402,204 $    6,632,914
                                                                   ==============  ==============  ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Institutional Class Shares -- based on net assets of $2,805,367;
 $546,891; $402,204 and $6,632,914 and shares outstanding of
 230,821,829; 34,052,333; 24,344,421 and 224,470,243,
 respectively..................................................... $        12.15  $        16.06  $        16.52 $        29.55
                                                                   ==============  ==============  ============== ==============
NUMBER OF SHARES AUTHORIZED.......................................  1,500,000,000   1,000,000,000   1,000,000,000  1,500,000,000
                                                                   ==============  ==============  ============== ==============
Investments in Affiliated Investment Companies at Cost............ $           --  $      453,524  $      299,834             NA
                                                                   ==============  ==============  ============== ==============
Investments at Cost............................................... $    2,360,956  $           --             N/A            N/A
                                                                   ==============  ==============  ============== ==============
Foreign Currencies at Cost........................................ $        2,007  $           --             N/A             --
                                                                   ==============  ==============  ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................... $    2,371,089  $      457,490  $      318,081 $    4,679,111
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income)...........................................          4,361              (4)          2,600         (2,493)
Accumulated Net Realized Gain (Loss)..............................         (5,454)         (3,414)          1,245       (223,809)
Net Unrealized Foreign Exchange Gain (Loss).......................            (11)             --           1,424            (11)
Net Unrealized Appreciation (Depreciation)........................        435,382          92,819          78,854      2,180,116
                                                                   --------------  --------------  -------------- --------------
NET ASSETS........................................................ $    2,805,367  $      546,891  $      402,204 $    6,632,914
                                                                   ==============  ==============  ============== ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                                 EMERGING
                                                                                 EMERGING        EMERGING      MARKETS CORE
                                                                               MARKETS SMALL   MARKETS VALUE      EQUITY
                                                                               CAP PORTFOLIO     PORTFOLIO      PORTFOLIO*
                                                                              --------------  --------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value...................... $    7,251,641  $   19,424,024              --
Investments at Value (including $0, $0 and $1,915,236 of securities on
 loan, respectively).........................................................             --              --  $   26,813,670
Collateral from Securities on Loan Invested in Affiliate at Value (including
 cost of $0, $0 and $1,102,479)..............................................             --              --       1,102,540
Segregated Cash for Futures Contracts........................................             --              --           8,205
Foreign Currencies at Value..................................................             --              --         162,424
Cash.........................................................................             --              --         110,184
Receivables:
  Investment Securities Sold.................................................             --              --          12,265
  Dividends, Interest and Tax Reclaims.......................................             --              --          18,846
  Securities Lending Income..................................................             --              --           5,857
  Fund Shares Sold...........................................................          3,050           5,533          15,748
  Futures Margin Variation...................................................             --              --             650
Prepaid Expenses and Other Assets............................................             22              56             202
                                                                              --------------  --------------  --------------
     Total Assets............................................................      7,254,713      19,429,613      28,250,591
                                                                              --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...........................................             --              --       1,102,477
  Investment Securities Purchased............................................             --              --          22,607
  Fund Shares Redeemed.......................................................          1,924           7,800          27,236
  Due to Advisor.............................................................          2,742           6,554          10,013
Unrealized Loss on Foreign Currency Contracts................................             --              --               6
Accrued Expenses and Other Liabilities.......................................            330             831           2,530
                                                                              --------------  --------------  --------------
     Total Liabilities.......................................................          4,996          15,185       1,164,869
                                                                              --------------  --------------  --------------
NET ASSETS................................................................... $    7,249,717  $   19,414,428  $   27,085,722
                                                                              ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Class R2 Shares -- based on net assets of $0; $31,198 and $0 and
 shares outstanding of 0; 1,035,424 and 0, respectively......................            N/A  $        30.13             N/A
                                                                              ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED..................................................            N/A     200,000,000             N/A
                                                                              ==============  ==============  ==============
Institutional Class Shares -- based on net assets of $7,249,717;
 $19,383,230 and $27,085,722 and shares outstanding of 308,622,963;
 639,311,796 and 1,210,395,942, respectively................................. $        23.49  $        30.32  $        22.38
                                                                              ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED..................................................  1,500,000,000   3,000,000,000   5,000,000,000
                                                                              ==============  ==============  ==============
Investments at Cost..........................................................            N/A             N/A  $   21,396,257
                                                                              ==============  ==============  ==============
Foreign Currencies at Cost................................................... $           --  $           --  $      162,313
                                                                              ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................................. $    5,962,119  $   18,082,872  $   22,493,980
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)..........................................................          6,969           6,372           6,324
Accumulated Net Realized Gain (Loss).........................................        159,078      (1,334,675)       (837,989)
Net Unrealized Foreign Exchange Gain (Loss)..................................            (80)            159            (109)
Net Unrealized Appreciation (Depreciation)...................................      1,121,631       2,659,700       5,423,516
                                                                              --------------  --------------  --------------
NET ASSETS................................................................... $    7,249,717  $   19,414,428  $   27,085,722
                                                                              ==============  ==============  ==============

----------
* See Note K in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                     ENHANCED
                                                                    U.S. LARGE U.S. LARGE U.S. LARGE  U.S. TARGETED
                                                                     COMPANY   CAP EQUITY  CAP VALUE      VALUE
                                                                    PORTFOLIO# PORTFOLIO# PORTFOLIO*#  PORTFOLIO#
                                                                    ---------- ---------- ----------- -------------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Company:
    Dividends......................................................       --          --  $  481,535           --
    Income from Securities Lending.................................       --          --       2,347           --
    Expenses Allocated from Affiliated Investment Company..........       --          --     (23,214)          --
                                                                     -------    --------  ----------   ----------
     Total Net Investment Income Received from Affiliated
      Investment Company...........................................       --          --     460,668           --
                                                                     -------    --------  ----------   ----------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $0, $2, $0 and $95,
   respectively)...................................................       --    $ 19,789          --   $  138,809
  Interest.........................................................  $ 4,154          --          --           --
  Income from Securities Lending...................................        8         167          --        6,568
                                                                     -------    --------  ----------   ----------
     Total Investment Income.......................................    4,162      19,956          --      145,377
                                                                     -------    --------  ----------   ----------
FUND EXPENSES
  Investment Management Fees.......................................      540       1,560      52,619       33,824
  Accounting & Transfer Agent Fees.................................       24          75         605          576
  S&P 500(R) Fees..................................................        8          --          --           --
  Custodian Fees...................................................        9          18          --          136
  Shareholder Servicing Fees
    Class R1 Shares................................................       --          --          --           50
    Class R2 Shares................................................       --          --          --          423
  Filing Fees......................................................       39          71         589          312
  Shareholders' Reports............................................       13          22         499          339
  Directors'/Trustees' Fees & Expenses.............................        3          10         204           96
  Professional Fees................................................        9          17          61          153
  Other............................................................        7          41         103          271
                                                                     -------    --------  ----------   ----------
     Total Expenses................................................      652       1,814      54,680       36,180
                                                                     -------    --------  ----------   ----------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C)..............................     (158)         --     (21,047)          --
  Fees Paid Indirectly (Note C)....................................       (8)         --          --           --
                                                                     -------    --------  ----------   ----------
  Net Expenses.....................................................      486       1,814      33,633       36,180
                                                                     -------    --------  ----------   ----------
  NET INVESTMENT INCOME (LOSS).....................................    3,676      18,142     427,035      109,197
                                                                     -------    --------  ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**...................................     (319)        273   1,154,160      454,563
    Affiliated Investment Companies Shares Sold....................        1          --          --           (1)
    Futures........................................................   39,159           9      18,720       17,659
    Foreign Currency Transactions..................................      (11)         --          --            6
    Forward Currency Contracts.....................................     (132)         --          --           --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.....................   (1,062)    200,016   2,764,575    1,335,548
    Affiliated Investment Companies Shares.........................       (1)         (7)         --         (188)
    Futures........................................................   14,290          --      10,896        2,939
    Translation of Foreign Currency Denominated Amounts............       (9)         --          --           --
    Forward Currency Contracts.....................................      896          --          --           --
                                                                     -------    --------  ----------   ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..........................   52,812     200,291   3,948,351    1,810,526
                                                                     -------    --------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....  $56,488    $218,433  $4,375,386   $1,919,723
                                                                     =======    ========  ==========   ==========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                       U.S. SMALL  U.S. CORE   U.S. CORE   U.S. VECTOR
                                                                       CAP VALUE    EQUITY 1    EQUITY 2     EQUITY
                                                                       PORTFOLIO#  PORTFOLIO#  PORTFOLIO#  PORTFOLIO#
                                                                       ----------  ----------  ----------  -----------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $93, $62, $77 and $25,
   respectively)...................................................... $  184,403  $  324,524  $  353,430   $ 71,050
  Income from Securities Lending......................................      7,975       8,662      10,540      2,676
                                                                       ----------  ----------  ----------   --------
     Total Investment Income..........................................    192,378     333,186     363,970     73,726
                                                                       ----------  ----------  ----------   --------
EXPENSES
  Investment Management Fees..........................................     71,538      30,987      40,192     13,194
  Accounting & Transfer Agent Fees....................................        945       1,062       1,208        290
  Custodian Fees......................................................        201         210         226         58
  Filing Fees.........................................................        236         601         518         98
  Shareholders' Reports...............................................        452         305         359        122
  Directors'/Trustees' Fees & Expenses................................        145         175         195         44
  Professional Fees...................................................        231         287         320         72
  Other...............................................................        397         492         543        127
                                                                       ----------  ----------  ----------   --------
     Total Expenses...................................................     74,145      34,119      43,561     14,005
                                                                       ----------  ----------  ----------   --------
  NET INVESTMENT INCOME (LOSS)........................................    118,233     299,067     320,409     59,721
                                                                       ----------  ----------  ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**......................................    690,721      96,159     192,862    167,995
    Affiliated Investment Companies Shares Sold.......................         22         (35)         31          5
    Futures...........................................................     26,310      15,613      19,381      5,443
    Foreign Currency Transactions.....................................         --           3           5          2
    In-Kind Redemptions...............................................     79,386          --          --         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.............................................  2,156,333   3,505,095   3,702,303    706,848
    Affiliated Investment Companies Shares............................       (216)       (188)       (261)       (57)
    Futures...........................................................      9,284      10,034      11,212        835
                                                                       ----------  ----------  ----------   --------
  NET REALIZED AND UNREALIZED GAIN (LOSS).............................  2,961,840   3,626,681   3,925,533    881,071
                                                                       ----------  ----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................... $3,080,073  $3,925,748  $4,245,942   $940,792
                                                                       ==========  ==========  ==========   ========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                    U.S. HIGH     DFA REAL
                                                                                     RELATIVE      ESTATE     LARGE CAP
                                                      U.S. SMALL     U.S. MICRO   PROFITABILITY  SECURITIES INTERNATIONAL
                                                    CAP PORTFOLIO# CAP PORTFOLIO# PORTFOLIO (A)# PORTFOLIO#  PORTFOLIO#
                                                    -------------- -------------- -------------- ---------- -------------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of
   $106, $8, $0, $0 and $10,539, respectively).....   $  201,034     $   68,743       $  784      $203,474    $108,561
  Non Cash Income..................................           --             --           --            --      10,244
  Income from Securities Lending...................       15,969          5,227            6         1,147       2,829
                                                      ----------     ----------       ------      --------    --------
     Total Investment Income.......................      217,003         73,970          790       204,621     121,634
                                                      ----------     ----------       ------      --------    --------
FUND EXPENSES
  Investment Management Fees.......................       54,054         29,147           95        13,345       8,838
  Accounting & Transfer Agent Fees.................          965            432            4           494         330
  Custodian Fees...................................          216             87            6            84         421
  Filing Fees......................................          323             93           44           242         116
  Shareholders' Reports............................          386            150            5           291         156
  Directors'/Trustees' Fees & Expenses.............          152             58           --            77          39
  Professional Fees................................          243             93            2           127         104
  Organizational & Offering Costs..................           --             --           17            --          --
  Other............................................          432            164            1           208         145
                                                      ----------     ----------       ------      --------    --------
     Total Expenses................................       56,771         30,224          174        14,868      10,149
                                                      ----------     ----------       ------      --------    --------
  Fees (Waived), (Expenses Reimbursed), and/or
   Previously Waived Fees Recovered by Advisor
   (Note C)........................................           --             --          (56)         (737)        (40)
  Fees Paid Indirectly (Note C)....................           --             --           --            --        (402)
                                                      ----------     ----------       ------      --------    --------
  Net Expenses.....................................       56,771         30,224          118        14,131       9,707
                                                      ----------     ----------       ------      --------    --------
  NET INVESTMENT INCOME (LOSS).....................      160,232         43,746          672       190,490     111,927
                                                      ----------     ----------       ------      --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**...................      610,335        283,405           43        47,672     157,652
    Affiliated Investment Companies Shares
     Sold..........................................         (107)            12           (1)          (67)         51
    Futures........................................       18,310          9,052         (394)        8,131       4,534
    Foreign Currency Transactions..................           15             --           --            --        (583)
    In-Kind Redemptions............................      125,200             --           --            --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency......................................    2,387,599      1,119,931        9,520       183,941     608,562
    Affiliated Investment Companies Shares.........         (345)          (105)          (1)          (61)        (72)
    Futures........................................       10,124          2,595           --         3,862       1,881
    Translation of Foreign Currency Denominated
     Amounts.......................................           --             --           --            --         330
                                                      ----------     ----------       ------      --------    --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..........    3,151,131      1,414,890        9,167       243,478     772,355
                                                      ----------     ----------       ------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................   $3,311,363     $1,458,636       $9,839      $433,968    $884,282
                                                      ==========     ==========       ======      ========    ========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on May 16, 2017.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                             INTERNATIONAL                  JAPANESE
                                                               INTERNATIONAL     SMALL      GLOBAL SMALL      SMALL
                                                                CORE EQUITY     COMPANY        COMPANY       COMPANY
                                                                PORTFOLIO#    PORTFOLIO*#  PORTFOLIO (A)*# PORTFOLIO*#
                                                               ------------- ------------- --------------- -----------
INVESTMENT INCOME
 Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $0, $24,970,
    $10, $1,089 and $181, respectively).......................          --    $  285,269       $  103       $  9,917
   Interest...................................................          --             1           --             --
   Income from Securities Lending.............................          --        31,475           15          1,454
   Expenses Allocated from Affiliated Investment Companies....          --       (14,457)          (6)          (703)
 Income Distributions Received from Affiliated Investment
   Companies..................................................          --           767           41             --
                                                                ----------    ----------       ------       --------
    Total Net Investment Income Received from Affiliated
     Investment Companies.....................................          --       303,055          153         10,668
                                                                ----------    ----------       ------       --------
FUND INVESTMENT INCOME
 Dividends (Net of Foreign Taxes Withheld of $51,006, $0,
   $0, $0 and $0, respectively)...............................  $  544,575            --           --             --
 Non Cash Income..............................................      39,268            --           --             --
 Income from Securities Lending...............................      29,274            --           --             --
                                                                ----------    ----------       ------       --------
    Total Investment Income...................................     613,117            --           --             --
                                                                ----------    ----------       ------       --------
FUND EXPENSES
 Investment Management Fees...................................      61,399        47,621           37          2,792
 Accounting & Transfer Agent Fees.............................       1,339           210            3              7
 Custodian Fees...............................................       2,417             5            3             --
 Filing Fees..................................................         831           258            6             22
 Shareholders' Reports........................................         489           473            1              8
 Directors'/Trustees' Fees & Expenses.........................         196           114           --              5
 Professional Fees............................................         440            81            1              2
 Organizational & Offering Costs..............................          --            --           25             --
 Other........................................................         710            82           --              2
                                                                ----------    ----------       ------       --------
    Total Expenses............................................      67,821        48,844           76          2,838
                                                                ----------    ----------       ------       --------
 Fees (Waived), (Expenses Reimbursed), and/or Previously
   Waived Fees Recovered by Advisor (Note C)..................      (2,592)           --          (57)          (558)
 Fees Paid Indirectly (Note C)................................      (2,290)           --           --             --
                                                                ----------    ----------       ------       --------
 Net Expenses.................................................      62,939        48,844           19          2,280
                                                                ----------    ----------       ------       --------
 NET INVESTMENT INCOME (LOSS).................................     550,178       254,211          134          8,388
                                                                ----------    ----------       ------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net Realized Gain (Loss) on:
   Investment Securities Sold**...............................     (29,889)      422,014          105         28,171
   Affiliated Investment Companies Shares Sold................          10            --           (6)            --
   Futures....................................................      22,487        11,549            1             --
   Foreign Currency Transactions..............................      (2,708)       (1,764)          --           (465)
 Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.................   4,344,669     2,134,951           (3)        99,585
   Affiliated Investment Companies Shares.....................        (168)           --        1,299             --
   Futures....................................................      11,863         5,699           --              1
   Translation of Foreign Currency Denominated Amounts........       1,409           864           --             87
                                                                ----------    ----------       ------       --------
 NET REALIZED AND UNREALIZED GAIN (LOSS)......................   4,347,673     2,573,313        1,396        127,379
                                                                ----------    ----------       ------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...................................................  $4,897,851    $2,827,524       $1,530       $135,767
                                                                ==========    ==========       ======       ========

                                                               ASIA PACIFIC
                                                                  SMALL
                                                                 COMPANY
                                                               PORTFOLIO*#
                                                               ------------
INVESTMENT INCOME
 Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $0, $24,970,
    $10, $1,089 and $181, respectively).......................   $10,120
   Interest...................................................        --
   Income from Securities Lending.............................       911
   Expenses Allocated from Affiliated Investment Companies....      (358)
 Income Distributions Received from Affiliated Investment
   Companies..................................................        --
                                                                 -------
    Total Net Investment Income Received from Affiliated
     Investment Companies.....................................    10,673
                                                                 -------
FUND INVESTMENT INCOME
 Dividends (Net of Foreign Taxes Withheld of $51,006, $0,
   $0, $0 and $0, respectively)...............................        --
 Non Cash Income..............................................        --
 Income from Securities Lending...............................        --
                                                                 -------
    Total Investment Income...................................        --
                                                                 -------
FUND EXPENSES
 Investment Management Fees...................................     1,397
 Accounting & Transfer Agent Fees.............................         5
 Custodian Fees...............................................        --
 Filing Fees..................................................        23
 Shareholders' Reports........................................         6
 Directors'/Trustees' Fees & Expenses.........................         3
 Professional Fees............................................         1
 Organizational & Offering Costs..............................        --
 Other........................................................         1
                                                                 -------
    Total Expenses............................................     1,436
                                                                 -------
 Fees (Waived), (Expenses Reimbursed), and/or Previously
   Waived Fees Recovered by Advisor (Note C)..................      (279)
 Fees Paid Indirectly (Note C)................................        --
                                                                 -------
 Net Expenses.................................................     1,157
                                                                 -------
 NET INVESTMENT INCOME (LOSS).................................     9,516
                                                                 -------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net Realized Gain (Loss) on:
   Investment Securities Sold**...............................     9,656
   Affiliated Investment Companies Shares Sold................        --
   Futures....................................................        --
   Foreign Currency Transactions..............................      (119)
 Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.................    22,259
   Affiliated Investment Companies Shares.....................        --
   Futures....................................................        --
   Translation of Foreign Currency Denominated Amounts........        (1)
                                                                 -------
 NET REALIZED AND UNREALIZED GAIN (LOSS)......................    31,795
                                                                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...................................................   $41,311
                                                                 =======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Funds (Affiliated Investment Companies).
**Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on January 18, 2017.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                       UNITED                     DFA
                                                                       KINGDOM   CONTINENTAL INTERNATIONAL DFA GLOBAL
                                                                        SMALL       SMALL     REAL ESTATE  REAL ESTATE
                                                                       COMPANY     COMPANY    SECURITIES   SECURITIES
                                                                     PORTFOLIO*# PORTFOLIO*#  PORTFOLIO#   PORTFOLIO#
                                                                     ----------- ----------- ------------- -----------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment
   Company:
   Dividends (Net of Foreign Taxes Withheld of $2, $1,332, $0, $0
    and $0, respectively)...........................................   $ 1,435    $  8,719           --     $
   Income from Securities Lending...................................        27       1,203           --           --
   Expenses Allocated from Affiliated Investment Company............       (47)       (531)          --           --
  Income Distributions Received from Affiliated Investment
   Companies........................................................        --          --           --      192,470
                                                                       -------    --------     --------     --------
    Total Net Investment Income Received from Affiliated
     Investment Company.............................................     1,415       9,391           --      192,470
                                                                       -------    --------     --------     --------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $24,204, $0
   and $30,452, respectively).......................................        --          --     $197,049       41,072
  Non Cash Income...................................................        --          --       11,450           --
  Income from Securities Lending....................................        --          --        2,758          315
                                                                       -------    --------     --------     --------
    Total Fund Investment Income....................................        --          --      211,257       41,387
                                                                       -------    --------     --------     --------
FUND EXPENSES
  Investment Management Fees........................................       208       2,123       11,824       11,351
  Accounting & Transfer Agent Fees..................................         4           8          337          230
  Custodian Fees....................................................        --          --          546           33
  Filing Fees.......................................................        29          96          269          378
  Shareholders' Reports.............................................         4           7          138          344
  Directors'/Trustees' Fees & Expenses..............................        --           4           45           54
  Professional Fees.................................................         1           1           98           56
  Other.............................................................         1           4          140           53
                                                                       -------    --------     --------     --------
    Total Expenses..................................................       247       2,243       13,397       12,499
                                                                       -------    --------     --------     --------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C)...............................       (52)       (425)          --       (7,281)
  Fees Paid Indirectly (Note C).....................................        --          --         (470)          --
                                                                       -------    --------     --------     --------
  Net Expenses......................................................       195       1,818       12,927        5,218
                                                                       -------    --------     --------     --------
  NET INVESTMENT INCOME (LOSS)......................................     1,220       7,573      198,330      228,639
                                                                       -------    --------     --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment
   Companies........................................................        --          --           --       14,569
  Net Realized Gain (Loss) on:
   Investment Securities Sold**.....................................     1,725      14,907      (21,413)      17,657
   Affiliated Investment Companies Shares Sold......................        --          --           21        2,178
   Futures..........................................................        --          --        6,597          149
   Foreign Currency Transactions....................................         6          89          439            3
   In-Kind Redemptions..............................................        --          --           --           --
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.......................     7,588      94,661       60,643       43,892
   Affiliated Investment Companies Shares...........................        --          --          (17)      (5,082)
   Futures..........................................................        --          --          754           --
   Translation of Foreign Currency Denominated Amounts..............         4          24          254           --
                                                                       -------    --------     --------     --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...........................     9,323     109,681       47,278       73,366
                                                                       -------    --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................................   $10,543    $117,254     $245,608     $302,005
                                                                       =======    ========     ========     ========

                                                                          DFA
                                                                     INTERNATIONAL
                                                                       SMALL CAP
                                                                         VALUE
                                                                      PORTFOLIO#
                                                                     -------------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment
   Company:
   Dividends (Net of Foreign Taxes Withheld of $2, $1,332, $0, $0
    and $0, respectively)...........................................          --
   Income from Securities Lending...................................          --
   Expenses Allocated from Affiliated Investment Company............          --
  Income Distributions Received from Affiliated Investment
   Companies........................................................          --
                                                                      ----------
    Total Net Investment Income Received from Affiliated
     Investment Company.............................................          --
                                                                      ----------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $24,204, $0
   and $30,452, respectively).......................................  $  344,535
  Non Cash Income...................................................          --
  Income from Securities Lending....................................      23,143
                                                                      ----------
    Total Fund Investment Income....................................     367,678
                                                                      ----------
FUND EXPENSES
  Investment Management Fees........................................      94,441
  Accounting & Transfer Agent Fees..................................         980
  Custodian Fees....................................................       2,181
  Filing Fees.......................................................         210
  Shareholders' Reports.............................................         413
  Directors'/Trustees' Fees & Expenses..............................         141
  Professional Fees.................................................         320
  Other.............................................................         500
                                                                      ----------
    Total Expenses..................................................      99,186
                                                                      ----------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C)...............................          --
  Fees Paid Indirectly (Note C).....................................        (851)
                                                                      ----------
  Net Expenses......................................................      98,335
                                                                      ----------
  NET INVESTMENT INCOME (LOSS)......................................     269,343
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment
   Companies........................................................          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold**.....................................     551,715
   Affiliated Investment Companies Shares Sold......................          14
   Futures..........................................................      14,572
   Foreign Currency Transactions....................................      (1,896)
   In-Kind Redemptions..............................................      82,012
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.......................   2,598,933
   Affiliated Investment Companies Shares...........................        (118)
   Futures..........................................................       9,407
   Translation of Foreign Currency Denominated Amounts..............       1,459
                                                                      ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...........................   3,256,098
                                                                      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................................  $3,525,441
                                                                      ==========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                        INTERNATIONAL               WORLD EX U.S.
                                                                          INTERNATIONAL HIGH RELATIVE WORLD EX U.S.   TARGETED
                                                                          VECTOR EQUITY PROFITABILITY     VALUE         VALUE
                                                                           PORTFOLIO#   PORTFOLIO (A)  PORTFOLIO*#   PORTFOLIO#
                                                                          ------------- ------------- ------------- -------------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $585 and $0,
    respectively)........................................................         --           --        $ 6,163            --
   Interest..............................................................         --           --              3            --
   Income from Securities Lending........................................         --           --            190            --
   Expenses Allocated from Affiliated Investment Companies...............         --           --           (374)           --
  Income Distributions Received from Affiliated Investment Companies.....         --           --            307            --
                                                                            --------       ------        -------       -------
    Total Net Investment Income Received from Affiliated Investment
     Companies...........................................................         --           --          6,289            --
                                                                            --------       ------        -------       -------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $5,181, $38, $0 and $819,
   respectively).........................................................   $ 54,688       $  501             --       $ 9,682
  Non Cash Income........................................................      3,514           --             --            --
  Income from Securities Lending.........................................      3,749           --             --           380
                                                                            --------       ------        -------       -------
    Total Investment Income..............................................     61,951          501             --        10,062
                                                                            --------       ------        -------       -------
FUND EXPENSES
  Investment Management Fees.............................................      9,791           60          1,000         2,153
  Accounting & Transfer Agent Fees.......................................        177            8              6            37
  Custodian Fees.........................................................        321           32             --           191
  Filing Fees............................................................         99           22             20            56
  Shareholders' Reports..................................................         84            2              4            10
  Directors'/Trustees' Fees & Expenses...................................         21           --              2             3
  Professional Fees......................................................         46            1              5            26
  Organizational & Offering Costs........................................         --           17             --            --
  Other..................................................................         84            3              2            18
                                                                            --------       ------        -------       -------
    Total Expenses.......................................................     10,623          145          1,039         2,494
                                                                            --------       ------        -------       -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................         --          (62)          (480)           --
  Fees Paid Indirectly (Note C)..........................................        (61)          (8)            --           (15)
                                                                            --------       ------        -------       -------
  Net Expenses...........................................................     10,562           75            559         2,479
                                                                            --------       ------        -------       -------
  NET INVESTMENT INCOME (LOSS)...........................................     51,389          426          5,730         7,583
                                                                            --------       ------        -------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment
   Companies.............................................................         --           --            653            --
  Net Realized Gain (Loss) on:
   Investment Securities Sold**..........................................     10,627         (165)         1,111        17,468
   Affiliated Investment Companies Shares Sold...........................         (1)          --            599            --
   Futures...............................................................        158          (72)           262            --
   Foreign Currency Transactions.........................................       (413)          19            (26)          (26)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency............................    459,554        3,720         41,263        65,446
   Affiliated Investment Companies Shares................................        (16)          --           (148)           (1)
   Futures...............................................................         --           --             99            --
   Translation of Foreign Currency Denominated Amounts...................        168           (1)            13            19
                                                                            --------       ------        -------       -------
  NET REALIZED AND UNREALIZED GAIN (LOSS)................................    470,077        3,501         43,826        82,906
                                                                            --------       ------        -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $521,466       $3,927        $49,556       $90,489
                                                                            ========       ======        =======       =======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on May 16, 2017.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                                      SELECTIVELY
                                                                            WORLD EX U.S. WORLD CORE    HEDGED      EMERGING
                                                                             CORE EQUITY    EQUITY   GLOBAL EQUITY   MARKETS
                                                                             PORTFOLIO#   PORTFOLIO    PORTFOLIO   PORTFOLIO*#
                                                                            ------------- ---------- ------------- -----------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $18,082,
    respectively)..........................................................         --          --           --    $  130,771
   Interest................................................................         --          --           --            69
   Income from Securities Lending..........................................         --          --           --         4,346
   Expenses Allocated from Affiliated Investment Companies.................         --          --           --        (8,320)
  Income Distributions Received from Affiliated Investment Companies.......         --     $ 9,033      $ 6,720            --
                                                                              --------     -------      -------    ----------
    Total Net Investment Income Received from Affiliated Investment
     Companies.............................................................         --       9,033        6,720       126,866
                                                                              --------     -------      -------    ----------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $5,719, $0, $0 and $0,
   respectively)...........................................................   $ 56,130           4           --            --
  Non Cash Income..........................................................      3,448          --           --            --
  Income from Securities Lending...........................................      3,366          --           --            --
                                                                              --------     -------      -------    ----------
    Total Fund Investment Income...........................................     62,944           4           --            --
                                                                              --------     -------      -------    ----------
FUND EXPENSES
  Investment Management Fees...............................................      7,483       1,341        1,030        25,136
  Accounting & Transfer Agent Fees.........................................        166           9           10            74
  Custodian Fees...........................................................        771           1            1            --
  Filing Fees..............................................................        154          49           32           152
  Shareholders' Reports....................................................         79           7            9           199
  Directors'/Trustees' Fees & Expenses.....................................         20           4            3            54
  Professional Fees........................................................         66           6            4            17
  Other....................................................................         90           3            3            27
                                                                              --------     -------      -------    ----------
    Total Expenses.........................................................      8,829       1,420        1,092        25,659
                                                                              --------     -------      -------    ----------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
   Recovered by Advisor (Note C)...........................................        (56)     (1,102)        (912)       (5,677)
  Fees Paid Indirectly (Note C)............................................       (145)         --           --            --
                                                                              --------     -------      -------    ----------
  Net Expenses.............................................................      8,628         318          180        19,982
                                                                              --------     -------      -------    ----------
  NET INVESTMENT INCOME (LOSS).............................................     54,316       8,719        6,540       106,884
                                                                              --------     -------      -------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment Companies.         --         898          894            --
  Net Realized Gain (Loss) on:
   Investment Securities Sold**............................................      7,525           3           --        (9,141)
   Affiliated Investment Companies Shares Sold.............................         (4)       (418)        (555)           --
   Futures.................................................................         68          --        2,398         8,254
   Foreign Currency Transactions...........................................       (263)         --           --           (31)
   Forward Currency Contracts..............................................         --          --       (1,466)           --
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency..............................    443,948          (1)           5     1,198,559
   Affiliated Investment Companies Shares..................................        (14)     90,087       64,639            --
   Futures.................................................................         --          --        1,354         1,186
   Translation of Foreign Currency Denominated Amounts.....................        105          --           --           (71)
   Forward Currency Contracts..............................................         --          --          775            --
                                                                              --------     -------      -------    ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..................................    451,365      90,569       68,044     1,198,756
                                                                              --------     -------      -------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............   $505,681     $99,288      $74,584    $1,305,640
                                                                              ========     =======      =======    ==========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                              EMERGING    EMERGING     EMERGING
                                                                                               MARKETS     MARKETS   MARKETS CORE
                                                                                              SMALL CAP     VALUE       EQUITY
                                                                                             PORTFOLIO*# PORTFOLIO*#  PORTFOLIO#
                                                                                             ----------- ----------- ------------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $16,218, $63,780 and $0, respectively)....... $  146,134  $  474,005           --
   Interest.................................................................................        598         892           --
   Income from Securities Lending...........................................................     45,864      24,420           --
   Expenses Allocated from Affiliated Investment Companies..................................    (17,003)    (28,364)          --
                                                                                             ----------  ----------   ----------
    Total Net Investment Income Received from Affiliated Investment Companies...............    175,593     470,953           --
                                                                                             ----------  ----------   ----------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $0, $0 and $68,887, respectively).............         --          --   $  527,446
  Income from Securities Lending............................................................         --          --       56,661
                                                                                             ----------  ----------   ----------
    Total Investment Income.................................................................         --          --      584,107
                                                                                             ----------  ----------   ----------
FUND EXPENSES
  Investment Management Fees................................................................     41,005      89,283      109,409
  Accounting & Transfer Agent Fees..........................................................        125         157        1,418
  Custodian Fees............................................................................         --          --        9,641
  Shareholder Servicing Fees
   Class R2 Shares..........................................................................         --         129           --
  Filing Fees...............................................................................        182         174          735
  Shareholders' Reports.....................................................................        146         350          748
  Directors'/Trustees' Fees & Expenses......................................................         59         173          206
  Professional Fees.........................................................................         19          52          581
  Other.....................................................................................         29          91          754
                                                                                             ----------  ----------   ----------
    Total Expenses..........................................................................     41,565      90,409      123,492
                                                                                             ----------  ----------   ----------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
   (Note C).................................................................................    (12,617)         --       (1,257)
   Institutional Class Shares...............................................................         --     (17,805)          --
   Class R2 Shares..........................................................................         --         (51)          --
  Fees Paid Indirectly (Note C).............................................................         --          --       (1,907)
                                                                                             ----------  ----------   ----------
  Net Expenses..............................................................................     28,948      72,553      120,328
                                                                                             ----------  ----------   ----------
  NET INVESTMENT INCOME (LOSS)..............................................................    146,645     398,400      463,779
                                                                                             ----------  ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
   Investment Securities Sold**.............................................................    173,759    (258,290)     (87,713)
   Affiliated Investment Companies Shares Sold..............................................         --          --          (17)
   Futures..................................................................................      9,252      19,890       29,430
   Foreign Currency Transactions............................................................         78       2,920       (3,967)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............................................    931,907   3,745,161    4,549,390
   Affiliated Investment Companies Shares...................................................         --          --         (115)
   Futures..................................................................................        854       3,766        9,334
   Translation of Foreign Currency Denominated Amounts......................................       (194)        (53)        (275)
                                                                                             ----------  ----------   ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................  1,115,656   3,513,394    4,496,067
                                                                                             ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............................. $1,262,301  $3,911,794   $4,959,846
                                                                                             ==========  ==========   ==========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $144 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     ENHANCED U.S. LARGE U.S. LARGE CAP EQUITY    U.S. LARGE CAP VALUE
                                                      COMPANY PORTFOLIO        PORTFOLIO                PORTFOLIO
                                                     ------------------  ---------------------  ------------------------
                                                       YEAR      YEAR       YEAR        YEAR        YEAR         YEAR
                                                      ENDED     ENDED      ENDED       ENDED       ENDED        ENDED
                                                     OCT. 31,  OCT. 31,   OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,
                                                       2017      2016       2017        2016        2017         2016
                                                     --------  --------  ----------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  3,676  $  1,670  $   18,142  $  15,047  $   427,035  $   363,236
  Net Realized Gain (Loss) on:
   Investment Securities Sold*......................     (319)      (59)        273     (9,470)   1,154,160      447,750
   Affiliated Investment Companies Shares Sold......        1        --          --         --           --           --
   Futures..........................................   39,159     7,848           9         --       18,720       17,635
   Foreign Currency Transactions....................      (11)       --          --         --           --           --
   Forward Currency Contracts.......................     (132)       --          --         --           --           --
  Change in Unrealized Appreciation (Depreciation)
   of:
   Investment Securities and Foreign Currency.......   (1,062)      118     200,016     22,964    2,764,575      (11,625)
   Affiliated Investment Companies Shares...........       (1)       --          (7)        --           --           --
   Futures..........................................   14,290      (557)         --         --       10,896       (3,292)
   Translation of Foreign Currency Denominated
    Amounts.........................................       (9)       --          --         --           --           --
   Forward Currency Contracts.......................      896        --          --         --           --           --
                                                     --------  --------  ----------  ---------  -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations......................   56,488     9,020     218,433     28,541    4,375,386      813,704
                                                     --------  --------  ----------  ---------  -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.......................   (2,502)   (1,417)    (18,564)   (14,431)    (403,733)    (357,227)
  Net Short-Term Gains:
   Institutional Class Shares.......................   (2,722)   (3,529)         --         --           --           --
  Net Long-Term Gains:
   Institutional Class Shares.......................   (4,088)   (9,801)         --         --     (446,140)    (643,970)
                                                     --------  --------  ----------  ---------  -----------  -----------
    Total Distributions.............................   (9,312)  (14,747)    (18,564)   (14,431)    (849,873)  (1,001,197)
                                                     --------  --------  ----------  ---------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued.....................................  101,630    73,655     343,508    301,960    5,277,113    4,078,939
  Shares Issued in Lieu of Cash Distributions.......    8,734    13,002      17,598     14,259      793,913      935,970
  Shares Redeemed...................................  (73,606)  (46,158)   (199,415)  (178,150)  (3,536,921)  (2,962,098)
                                                     --------  --------  ----------  ---------  -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions...................................   36,758    40,499     161,691    138,069    2,534,105    2,052,811
                                                     --------  --------  ----------  ---------  -----------  -----------
    Total Increase (Decrease) in Net Assets.........   83,934    34,772     361,560    152,179    6,059,618    1,865,318
NET ASSETS
  Beginning of Period...............................  238,413   203,641     851,323    699,144   17,673,253   15,807,935
                                                     --------  --------  ----------  ---------  -----------  -----------
  End of Period..................................... $322,347  $238,413  $1,212,883  $ 851,323  $23,732,871  $17,673,253
                                                     ========  ========  ==========  =========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................    7,516     6,113      23,434     24,003      144,495      131,035
  Shares Issued in Lieu of Cash Distributions.......      681     1,111       1,194      1,116       22,018       29,906
  Shares Redeemed...................................   (5,541)   (3,945)    (13,683)   (14,319)     (97,162)     (94,466)
                                                     --------  --------  ----------  ---------  -----------  -----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed...................................    2,656     3,279      10,945     10,800       69,351       66,475
                                                     ========  ========  ==========  =========  ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $    877  $    201  $    1,207  $   1,887  $    22,596  $    18,983

----------
See page 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                        U.S. TARGETED VALUE      U.S. SMALL CAP VALUE
                                                             PORTFOLIO                 PORTFOLIO
                                                     ------------------------  ------------------------
                                                         YEAR         YEAR         YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED
                                                       OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                         2017         2016         2017         2016
                                                     -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $   109,197  $    93,044  $   118,233  $   122,969
  Net Realized Gain (Loss) on:
   Investment Securities Sold*......................     454,563      310,791      690,721      533,632
   Affiliated Investment Companies Shares Sold......          (1)          --           22           --
   Futures..........................................      17,659        6,695       26,310       42,945
   Foreign Currency Transactions....................           6           --           --           --
   In-Kind Redemptions..............................          --           --       79,386           --
  Change in Unrealized Appreciation (Depreciation)
   of:
   Investment Securities............................   1,335,548      (32,158)   2,156,333      (45,822)
   Affiliated Investment Companies Shares...........        (188)          --         (216)          --
   Futures..........................................       2,939       (2,039)       9,284       (3,946)
                                                     -----------  -----------  -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations......................   1,919,723      376,333    3,080,073      649,778
                                                     -----------  -----------  -----------  -----------
Distributions From:
  Net Investment Income:
   Class R1 Shares..................................        (506)        (462)          --           --
   Class R2 Shares..................................      (1,483)      (1,837)          --           --
   Institutional Class Shares.......................    (103,014)     (92,387)    (113,837)    (122,993)
  Net Short-Term Gains:
   Class R1 Shares..................................         (75)         (54)          --           --
   Class R2 Shares..................................        (304)        (202)          --           --
   Institutional Class Shares.......................     (15,806)      (9,668)          --           --
  Net Long-Term Gains:
   Class R1 Shares..................................      (1,310)      (1,571)          --           --
   Class R2 Shares..................................      (5,296)      (5,836)          --           --
   Institutional Class Shares.......................    (275,712)    (279,118)    (533,287)    (487,348)
                                                     -----------  -----------  -----------  -----------
    Total Distributions.............................    (403,506)    (391,135)    (647,124)    (610,341)
                                                     -----------  -----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued.....................................   3,081,447    1,989,566    2,978,426    2,855,521
  Shares Issued in Lieu of Cash Distributions.......     373,214      363,680      585,631      547,459
  Shares Redeemed...................................  (2,298,736)  (1,433,622)  (3,444,324)  (2,509,494)
                                                     -----------  -----------  -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions...................................   1,155,925      919,624      119,733      893,486
                                                     -----------  -----------  -----------  -----------
    Total Increase (Decrease) in Net Assets.........   2,672,142      904,822    2,552,682      932,923
NET ASSETS
  Beginning of Year.................................   8,068,289    7,163,467   12,613,185   11,680,262
                                                     -----------  -----------  -----------  -----------
  End of Year....................................... $10,740,431  $ 8,068,289  $15,165,867  $12,613,185
                                                     ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................     128,009       99,453       80,463       94,286
  Shares Issued in Lieu of Cash Distributions.......      15,383       18,127       15,504       17,740
  Shares Redeemed...................................     (95,985)     (70,370)     (92,936)     (79,957)
                                                     -----------  -----------  -----------  -----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed...................................      47,407       47,210        3,031       32,069
                                                     ===========  ===========  ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $    (1,394) $     1,417  $    (5,694) $    (1,771)

                                                        U.S. CORE EQUITY 1
                                                             PORTFOLIO
                                                     ------------------------
                                                         YEAR         YEAR
                                                        ENDED        ENDED
                                                       OCT. 31,     OCT. 31,
                                                         2017         2016
                                                     -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $   299,067  $   261,444
  Net Realized Gain (Loss) on:
   Investment Securities Sold*......................      96,159       71,932
   Affiliated Investment Companies Shares Sold......         (35)          --
   Futures..........................................      15,613       14,545
   Foreign Currency Transactions....................           3           --
   In-Kind Redemptions..............................          --           --
  Change in Unrealized Appreciation (Depreciation)
   of:
   Investment Securities............................   3,505,095      193,308
   Affiliated Investment Companies Shares...........        (188)          --
   Futures..........................................      10,034       (3,224)
                                                     -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations......................   3,925,748      538,005
                                                     -----------  -----------
Distributions From:
  Net Investment Income:
   Class R1 Shares..................................          --           --
   Class R2 Shares..................................          --           --
   Institutional Class Shares.......................    (310,434)    (253,050)
  Net Short-Term Gains:
   Class R1 Shares..................................          --           --
   Class R2 Shares..................................          --           --
   Institutional Class Shares.......................          --           --
  Net Long-Term Gains:
   Class R1 Shares..................................          --           --
   Class R2 Shares..................................          --           --
   Institutional Class Shares.......................     (71,615)    (160,152)
                                                     -----------  -----------
    Total Distributions.............................    (382,049)    (413,202)
                                                     -----------  -----------
Capital Share Transactions (1):
  Shares Issued.....................................   4,637,048    3,836,889
  Shares Issued in Lieu of Cash Distributions.......     368,386      394,137
  Shares Redeemed...................................  (2,746,550)  (2,671,444)
                                                     -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions...................................   2,258,884    1,559,582
                                                     -----------  -----------
    Total Increase (Decrease) in Net Assets.........   5,802,583    1,684,385
NET ASSETS
  Beginning of Year.................................  14,960,159   13,275,774
                                                     -----------  -----------
  End of Year....................................... $20,762,742  $14,960,159
                                                     ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................     229,289      221,794
  Shares Issued in Lieu of Cash Distributions.......      18,264       22,712
  Shares Redeemed...................................    (135,531)    (154,875)
                                                     -----------  -----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed...................................     112,022       89,631
                                                     ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $    14,490  $    33,644

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                   U.S. CORE EQUITY 2 PORTFOLIO U.S. VECTOR EQUITY PORTFOLIO
                                                   ---------------------------  ---------------------------
                                                       YEAR           YEAR         YEAR           YEAR
                                                      ENDED          ENDED        ENDED          ENDED
                                                     OCT. 31,       OCT. 31,     OCT. 31,       OCT. 31,
                                                       2017           2016         2017           2016
                                                    -----------   -----------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).................... $   320,409    $   293,351   $   59,721     $   59,961
  Net Realized Gain (Loss) on:
   Investment Securities Sold*....................     192,862        110,911      167,995        103,375
   Affiliated Investment Companies Shares
    Sold..........................................          31             --            5             --
   Futures........................................      19,381         16,424        5,443          3,911
   Foreign Currency Transactions..................           5             --            2             --
   In-Kind Redemptions............................          --             --           --             --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities..........................   3,702,303        180,375      706,848        (37,035)
   Affiliated Investment Companies Shares.........        (261)            --          (57)            --
   Futures........................................      11,212         (3,630)         835           (835)
                                                    -----------   -----------    ----------     ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations....................   4,245,942        597,431      940,792        129,377
                                                    -----------   -----------    ----------     ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.....................    (322,547)      (281,321)     (55,773)       (59,624)
  Net Short-Term Gains:
   Institutional Class Shares.....................          --             --         (202)            --
  Net Long-Term Gains:
   Institutional Class Shares.....................    (122,469)      (296,061)    (101,959)      (119,588)
                                                    -----------   -----------    ----------     ----------
    Total Distributions...........................    (445,016)      (577,382)    (157,934)      (179,212)
                                                    -----------   -----------    ----------     ----------
Capital Share Transactions (1):
  Shares Issued...................................   4,120,340      3,614,827      873,587        802,042
  Shares Issued in Lieu of Cash Distributions.....     439,092        569,820      155,990        177,958
  Shares Redeemed.................................  (2,695,986)    (2,554,214)    (911,079)      (759,047)
                                                    -----------   -----------    ----------     ----------
    Net Increase (Decrease) from Capital Share
     Transactions.................................   1,863,446      1,630,433      118,498        220,953
                                                    -----------   -----------    ----------     ----------
    Total Increase (Decrease) in Net Assets.......   5,664,372      1,650,482      901,356        171,118
NET ASSETS
  Beginning of Year...............................  16,851,046     15,200,564    3,822,647      3,651,529
                                                    -----------   -----------    ----------     ----------
  End of Year..................................... $22,515,418    $16,851,046   $4,724,003     $3,822,647
                                                    ===========   ===========    ==========     ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................     212,849        220,326       48,648         53,015
  Shares Issued in Lieu of Cash Distributions.....      22,777         34,541        8,720         11,617
  Shares Redeemed.................................    (139,061)      (155,064)     (50,704)       (49,773)
                                                    -----------   -----------    ----------     ----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed..........................      96,565         99,803        6,664         14,859
                                                    ===========   ===========    ==========     ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME).......................................... $    15,587    $    26,714   $      426     $      150

                                                   U.S. SMALL CAP PORTFOLIO
                                                   ------------------------
                                                       YEAR         YEAR
                                                      ENDED        ENDED
                                                     OCT. 31,     OCT. 31,
                                                       2017         2016
                                                   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).................... $   160,232  $   135,557
  Net Realized Gain (Loss) on:
   Investment Securities Sold*....................     610,335      362,082
   Affiliated Investment Companies Shares
    Sold..........................................        (107)          --
   Futures........................................      18,310       18,220
   Foreign Currency Transactions..................          15           --
   In-Kind Redemptions............................     125,200           --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities..........................   2,387,599       11,454
   Affiliated Investment Companies Shares.........        (345)          --
   Futures........................................      10,124       (4,290)
                                                   -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations....................   3,311,363      523,023
                                                   -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.....................    (155,568)    (133,998)
  Net Short-Term Gains:
   Institutional Class Shares.....................     (12,822)      (1,951)
  Net Long-Term Gains:
   Institutional Class Shares.....................    (343,192)    (503,176)
                                                   -----------  -----------
    Total Distributions...........................    (511,582)    (639,125)
                                                   -----------  -----------
Capital Share Transactions (1):
  Shares Issued...................................   3,737,913    3,878,897
  Shares Issued in Lieu of Cash Distributions.....     484,150      601,644
  Shares Redeemed.................................  (3,067,256)  (2,003,782)
                                                   -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions.................................   1,154,807    2,476,759
                                                   -----------  -----------
    Total Increase (Decrease) in Net Assets.......   3,954,588    2,360,657
NET ASSETS
  Beginning of Year...............................  12,977,199   10,616,542
                                                   -----------  -----------
  End of Year..................................... $16,931,787  $12,977,199
                                                   ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................     109,356      133,904
  Shares Issued in Lieu of Cash Distributions.....      14,119       20,883
  Shares Redeemed.................................     (89,947)     (68,437)
                                                   -----------  -----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed..........................      33,528       86,350
                                                   ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME).......................................... $    (1,236) $     2,738

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                           U.S. HIGH RELATIVE    DFA REAL ESTATE SECURITIES
                                                U.S. MICRO CAP PORTFOLIO PROFITABILITY PORTFOLIO         PORTFOLIO
                                                -----------------------  ----------------------- ------------------------
                                                                                 PERIOD
                                                    YEAR        YEAR             MAY 16,             YEAR          YEAR
                                                   ENDED       ENDED           2017 (A) TO          ENDED         ENDED
                                                  OCT. 31,    OCT. 31,          OCT. 31,           OCT. 31,      OCT. 31,
                                                    2017        2016              2017               2017          2016
                                                -----------  ----------  ----------------------- -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................. $    43,746  $   43,562         $    672         $   190,490   $   221,443
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................     283,405     265,995               43              47,672        90,717
    Affiliated Investment Companies Shares
     Sold......................................          12          --               (1)                (67)           --
    Futures....................................       9,052       4,507             (394)              8,131         6,786
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities......................   1,119,931     (93,832)           9,520             183,941       133,266
    Affiliated Investment Companies
     Shares....................................        (105)         --               (1)                (61)           --
    Futures....................................       2,595      (1,662)              --               3,862        (1,518)
                                                -----------  ----------         --------         -----------   -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................   1,458,636     218,570            9,839             433,968       450,694
                                                -----------  ----------         --------         -----------   -----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.................     (43,959)    (43,417)            (541)           (217,478)     (199,996)
  Net Long-Term Gains:
    Institutional Class Shares.................    (255,837)   (267,818)              --             (66,384)           --
                                                -----------  ----------         --------         -----------   -----------
     Total Distributions.......................    (299,796)   (311,235)            (541)           (283,862)     (199,996)
                                                -----------  ----------         --------         -----------   -----------
Capital Share Transactions (1):
  Shares Issued................................     757,322     728,237          134,388           1,766,337     1,324,786
  Shares Issued in Lieu of Cash
   Distributions...............................     276,724     288,388              541             217,675       180,508
  Shares Redeemed..............................  (1,014,479)   (802,728)          (3,154)         (1,113,122)   (1,049,004)
                                                -----------  ----------         --------         -----------   -----------
     Net Increase (Decrease) from Capital
      Share Transactions.......................      19,567     213,897          131,775             870,890       456,290
                                                -----------  ----------         --------         -----------   -----------
     Total Increase (Decrease) in Net
      Assets...................................   1,178,407     121,232          141,073           1,020,996       706,988
NET ASSETS
  Beginning of Year............................   5,128,323   5,007,091               --           7,260,180     6,553,192
                                                -----------  ----------         --------         -----------   -----------
  End of Year.................................. $ 6,306,730  $5,128,323         $141,073         $ 8,281,176   $ 7,260,180
                                                ===========  ==========         ========         ===========   ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued................................      36,173      41,740           13,154              50,891        38,318
  Shares Issued in Lieu of Cash
   Distributions...............................      13,144      16,256               52               6,384         5,269
  Shares Redeemed..............................     (48,215)    (45,482)            (302)            (32,116)      (30,405)
                                                -----------  ----------         --------         -----------   -----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................       1,102      12,514           12,904              25,159        13,182
                                                ===========  ==========         ========         ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)............................ $      (401) $    1,818         $    131         $    46,634   $    39,022

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     LARGE CAP INTERNATIONAL    INTERNATIONAL CORE        INTERNATIONAL SMALL
                                                            PORTFOLIO            EQUITY PORTFOLIO          COMPANY PORTFOLIO
                                                     ----------------------  ------------------------  ------------------------
                                                        YEAR        YEAR         YEAR         YEAR         YEAR         YEAR
                                                       ENDED       ENDED        ENDED        ENDED        ENDED        ENDED
                                                      OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                        2017        2016         2017         2016         2017         2016
                                                     ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  111,927  $   95,056  $   550,178  $   431,691  $   254,211  $   238,233
  Net Realized Gain (Loss) on:
   Investment Securities Sold*......................    157,652      40,972      (29,889)     (84,212)     422,014      261,664
   Affiliated Investment Companies Shares Sold......         51          --           10           --           --           --
   Futures..........................................      4,534       2,587       22,487       19,275       11,549       17,796
   Foreign Currency Transactions....................       (583)       (670)      (2,708)         (72)      (1,764)         673
   Forward Currency Contracts.......................         --          (1)          --           (3)          --           --
  Change in Unrealized Appreciation (Depreciation)
   of:
   Investment Securities and Foreign Currency.......    608,562    (163,381)   4,344,669       (7,083)   2,134,951       13,423
   Affiliated Investment Companies Shares...........        (72)         --         (168)          --           --           --
   Futures..........................................      1,881        (870)      11,863       (2,948)       5,699       (2,771)
   Translation of Foreign Currency Denominated
    Amounts.........................................        330        (284)       1,409       (1,251)         864         (814)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations......................    884,282     (26,591)   4,897,851      355,397    2,827,524      528,204
                                                     ----------  ----------  -----------  -----------  -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.......................   (111,606)    (92,122)    (533,126)    (387,589)    (205,687)    (283,791)
  Net Short-Term Gains:
   Institutional Class Shares.......................         --          --           --           --      (18,854)          --
  Net Long-Term Gains:
   Institutional Class Shares.......................         --          --           --           --     (251,076)    (207,859)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
    Total Distributions.............................   (111,606)    (92,122)    (533,126)    (387,589)    (475,617)    (491,650)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued.....................................    960,010   1,137,696    6,327,731    5,576,571    2,235,300    2,126,348
  Shares Issued in Lieu of Cash Distributions.......     99,282      81,307      506,159      367,352      456,455      473,837
  Shares Redeemed...................................   (636,653)   (722,849)  (2,737,658)  (3,349,288)  (1,940,733)  (1,572,870)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions...................................    422,639     496,154    4,096,232    2,594,635      751,022    1,027,315
                                                     ----------  ----------  -----------  -----------  -----------  -----------
    Total Increase (Decrease) in Net Assets.........  1,195,315     377,441    8,460,957    2,562,443    3,102,929    1,063,869
NET ASSETS
  Beginning of Year.................................  3,527,775   3,150,334   16,983,011   14,420,568   10,387,361    9,323,492
                                                     ----------  ----------  -----------  -----------  -----------  -----------
  End of Year....................................... $4,723,090  $3,527,775  $25,443,968  $16,983,011  $13,490,290  $10,387,361
                                                     ==========  ==========  ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................     45,425      59,417      496,127      500,176      116,685      124,163
  Shares Issued in Lieu of Cash Distributions.......      4,623       4,282       39,374       33,144       25,675       27,874
  Shares Redeemed...................................    (29,985)    (37,696)    (213,878)    (300,515)     (99,987)     (92,160)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed...................................     20,063      26,003      321,623      232,805       42,373       59,877
                                                     ==========  ==========  ===========  ===========  ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $   12,323  $   11,729  $    57,179  $    49,229  $    19,361  $   (18,870)

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           GLOBAL SMALL      JAPANESE SMALL    ASIA PACIFIC SMALL
                                                         COMPANY PORTFOLIO  COMPANY PORTFOLIO   COMPANY PORTFOLIO
                                                         ----------------- ------------------  ------------------
                                                              PERIOD
                                                             JAN. 18,        YEAR      YEAR      YEAR      YEAR
                                                            2017 (A) TO     ENDED     ENDED     ENDED     ENDED
                                                             OCT. 31,      OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                               2017          2017      2016      2017      2016
                                                         ----------------- --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)..........................      $   134      $  8,388  $  7,013  $  9,516  $  8,007
  Net Realized Gain (Loss) on:
    Investment Companies Shares Sold*...................          105        28,171    20,065     9,656    (4,191)
    Affiliated Investment Companies Shares Sold.........           (6)           --        --        --        --
    Futures.............................................            1            --        --        --        --
    Foreign Currency Transactions.......................           --          (465)      326      (119)       49
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........           (3)       99,585    33,546    22,259    30,333
    Affiliated Investment Companies Shares..............        1,299            --        --        --        --
    Futures.............................................           --             1        --        --        --
    Translation of Foreign Currency Denominated
     Amounts............................................           --            87      (100)       (1)        4
                                                              -------      --------  --------  --------  --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.........................        1,530       135,767    60,850    41,311    34,202
                                                              -------      --------  --------  --------  --------
Distributions From:
  Net Investment Income:
    Institutional Class Shares..........................           --        (9,568)   (6,534)   (8,894)   (7,760)
                                                              -------      --------  --------  --------  --------
     Total Distributions................................           --        (9,568)   (6,534)   (8,894)   (7,760)
                                                              -------      --------  --------  --------  --------
Capital Share Transactions (1):
    Shares Issued.......................................       14,416        99,301    50,775    64,454    30,200
    Shares Issued in Lieu of Cash Distributions.........           --         8,825     6,058     8,101     6,990
    Shares Redeemed.....................................         (925)      (95,760)  (65,733)  (24,394)  (12,327)
                                                              -------      --------  --------  --------  --------
     Net Increase (Decrease) from Capital Share
      Transactions......................................       13,491        12,366    (8,900)   48,161    24,863
                                                              -------      --------  --------  --------  --------
     Total Increase (Decrease) in Net Assets............       15,021       138,565    45,416    80,578    51,305
NET ASSETS
  Beginning of Year.....................................           --       509,413   463,997   251,575   200,270
                                                              -------      --------  --------  --------  --------
  End of Year...........................................      $15,021      $647,978  $509,413  $332,153  $251,575
                                                              =======      ========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................................        1,388         4,150     2,413     2,864     1,570
  Shares Issued in Lieu of Cash Distributions...........           --           401       298       408       387
  Shares Redeemed.......................................          (86)       (4,002)   (3,255)   (1,095)     (637)
                                                              -------      --------  --------  --------  --------
     Net Increase (Decrease) from Shares Issued
      and Redeemed......................................        1,302           549      (544)    2,177     1,320
                                                              =======      ========  ========  ========  ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)................................................      $   143      $  1,122  $  2,402  $  1,817  $    511

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                UNITED KINGDOM SMALL CONTINENTAL SMALL COMPANY DFA INTERNATIONAL REAL
                                                COMPANY PORTFOLIO         PORTFOLIO            ESTATE SECURITIES PORTFOLIO
                                                -------------------  ------------------------  --------------------------
                                                  YEAR      YEAR       YEAR         YEAR          YEAR          YEAR
                                                 ENDED     ENDED      ENDED        ENDED         ENDED         ENDED
                                                OCT. 31,  OCT. 31,   OCT. 31,     OCT. 31,      OCT. 31,      OCT. 31,
                                                  2017      2016       2017         2016          2017          2016
                                                --------  --------   --------     --------      ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................. $ 1,220   $  1,302   $  7,573     $  6,325     $  198,330    $  143,130
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................   1,725      2,090     14,907        6,536        (21,413)       (1,596)
    Affiliated Investment Companies Shares
     Sold......................................      --         --         --           --             21            --
    Futures....................................      --         --         --           50          6,597         4,432
    Foreign Currency Transactions..............       6        (25)        89          (31)           439           540
    Forward Currency Contracts.................      --         --         --           --             --            48
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................   7,588     (8,433)    94,661        5,988         60,643      (118,705)
    Affiliated Investment Companies Shares.....      --         --         --           --            (17)           --
    Futures....................................      --         --         --            2            754          (304)
    Translation of Foreign Currency
     Denominated Amounts.......................       4         (2)        24           (3)           254          (367)
                                                -------   --------    --------     --------     ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................  10,543     (5,068)   117,254       18,867        245,608        27,178
                                                -------   --------    --------     --------     ----------    ----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.................  (1,322)    (1,389)    (7,715)      (6,377)      (326,892)      (60,576)
  Net Long-Term Gains:.........................
    Institutional Class Shares.................  (1,684)    (1,632)        --           --             --            --
                                                -------   --------    --------     --------     ----------    ----------
     Total Distributions.......................  (3,006)    (3,021)    (7,715)      (6,377)      (326,892)      (60,576)
                                                -------   --------    --------     --------     ----------    ----------
Capital Share Transactions (1):
  Shares Issued................................  12,269     12,964    209,825       68,569      1,720,625     1,062,437
  Shares Issued in Lieu of Cash
   Distributions...............................   2,618      2,476      7,180        4,981        320,016        60,055
  Shares Redeemed..............................  (9,570)   (10,665)   (26,314)     (71,947)      (643,227)     (447,563)
                                                -------   --------    --------     --------     ----------    ----------
     Net Increase (Decrease) from Capital
      Share Transactions.......................   5,317      4,775    190,691        1,603      1,397,414       674,929
                                                -------   --------    --------     --------     ----------    ----------
     Total Increase (Decrease) in Net
      Assets...................................  12,854     (3,314)   300,230       14,093      1,316,130       641,531
NET ASSETS
  Beginning of Year............................  32,323     35,637    292,117      278,024      4,181,623     3,540,092
                                                -------   --------    --------     --------     ----------    ----------
  End of Year.................................. $45,177   $ 32,323   $592,347     $292,117     $5,497,753    $4,181,623
                                                =======   ========    ========     ========     ==========    ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued................................     435        473      8,148        3,363        347,476       201,532
  Shares Issued in Lieu of Cash
   Distributions...............................      95         78        280          249         69,418        12,306
  Shares Redeemed..............................    (335)      (367)    (1,053)      (3,414)      (132,019)      (85,422)
                                                -------   --------    --------     --------     ----------    ----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................     195        184      7,375          198        284,875       128,416
                                                =======   ========    ========     ========     ==========    ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)....................................... $    33   $    199   $    238     $    227     $ (280,250)   $ (148,335)

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $92, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         DFA GLOBAL REAL ESTATE   DFA INTERNATIONAL SMALL
                                                          SECURITIES PORTFOLIO      CAP VALUE PORTFOLIO
                                                        -----------------------  ------------------------
                                                            YEAR        YEAR         YEAR         YEAR
                                                           ENDED       ENDED        ENDED        ENDED
                                                          OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,
                                                            2017        2016         2017         2016
                                                        -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)......................... $   228,639  $  110,990  $   269,343  $   294,075
  Capital Gain Distributions Received from Affiliated
   Investment Companies................................      14,569          --           --           --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*.........................      17,657      14,561      551,715      414,975
   Affiliated Investment Companies Shares
    Sold...............................................       2,178          --           14           --
   Futures.............................................         149         757       14,572       29,217
   Foreign Currency Transactions.......................           3           7       (1,896)       7,305
   Forward Currency Contracts..........................          --          --           --           27
   In-Kind Redemptions.................................          --          --       82,012       29,398
  Change in Unrealized Appreciation (Depreciation)
   of:
   Investment Securities and Foreign Currency..........      43,892      61,152    2,598,933     (242,603)
   Affiliated Investment Companies Shares..............      (5,082)         --         (118)          --
   Futures.............................................          --          --        9,407       (3,458)
   Translation of Foreign Currency Denominated
    Amounts............................................          --          --        1,459       (1,796)
                                                        -----------  ----------  -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations.........................     302,005     187,467    3,525,441      527,140
                                                        -----------  ----------  -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares..........................    (227,401)    (97,767)    (195,408)    (381,199)
  Net Short-Term Gains:
   Institutional Class Shares..........................      (2,070)         --       (3,853)          --
  Net Long-Term Gains:
   Institutional Class Shares..........................     (13,530)         --     (410,189)    (182,540)
                                                        -----------  ----------  -----------  -----------
    Total Distributions................................    (243,001)    (97,767)    (609,450)    (563,739)
                                                        -----------  ----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued........................................   2,695,188   1,524,272    1,958,045    2,066,905
  Shares Issued in Lieu of Cash Distributions..........     233,500      93,708      544,816      508,968
  Shares Redeemed......................................  (1,122,865)   (878,641)  (2,266,110)  (2,107,120)
                                                        -----------  ----------  -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions......................................   1,805,823     739,339      236,751      468,753
                                                        -----------  ----------  -----------  -----------
    Total Increase (Decrease) in Net Assets............   1,864,827     829,039    3,152,742      432,154
NET ASSETS
  Beginning of Year....................................   4,888,955   4,059,916   13,009,729   12,577,575
                                                        -----------  ----------  -----------  -----------
  End of Year.......................................... $ 6,753,782  $4,888,955  $16,162,471  $13,009,729
                                                        ===========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued........................................     251,258     139,784       93,807      113,522
  Shares Issued in Lieu of Cash Distributions..........      23,234       9,151       28,186       28,063
  Shares Redeemed......................................    (105,800)    (81,345)    (108,244)    (115,085)
                                                        -----------  ----------  -----------  -----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed......................................     168,692      67,590       13,749       26,500
                                                        ===========  ==========  ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................... $    59,540  $   61,223  $    41,552  $   (39,951)

                                                        INTERNATIONAL VECTOR EQUITY
                                                               PORTFOLIO
                                                        --------------------------
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                         OCT. 31,      OCT. 31,
                                                           2017          2016
                                                         ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)......................... $   51,389    $   46,551
  Capital Gain Distributions Received from Affiliated
   Investment Companies................................         --            --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*.........................     10,627         4,157
   Affiliated Investment Companies Shares
    Sold...............................................         (1)           --
   Futures.............................................        158           182
   Foreign Currency Transactions.......................       (413)          127
   Forward Currency Contracts..........................         --           (44)
   In-Kind Redemptions.................................         --            --
  Change in Unrealized Appreciation (Depreciation)
   of:
   Investment Securities and Foreign Currency..........    459,554        16,206
   Affiliated Investment Companies Shares..............        (16)           --
   Futures.............................................         --            --
   Translation of Foreign Currency Denominated
    Amounts............................................        168          (165)
                                                         ----------    ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations.........................    521,466        67,014
                                                         ----------    ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares..........................    (50,390)      (43,651)
  Net Short-Term Gains:
   Institutional Class Shares..........................         --            --
  Net Long-Term Gains:
   Institutional Class Shares..........................     (4,041)       (5,716)
                                                         ----------    ----------
    Total Distributions................................    (54,431)      (49,367)
                                                         ----------    ----------
Capital Share Transactions (1):
  Shares Issued........................................    447,784       688,513
  Shares Issued in Lieu of Cash Distributions..........     53,927        48,918
  Shares Redeemed......................................   (295,368)     (493,518)
                                                         ----------    ----------
    Net Increase (Decrease) from Capital Share
     Transactions......................................    206,343       243,913
                                                         ----------    ----------
    Total Increase (Decrease) in Net Assets............    673,378       261,560
NET ASSETS
  Beginning of Year....................................  1,856,474     1,594,914
                                                         ----------    ----------
  End of Year.......................................... $2,529,852    $1,856,474
                                                         ==========    ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued........................................     37,714        68,056
  Shares Issued in Lieu of Cash Distributions..........      4,561         4,797
  Shares Redeemed......................................    (24,782)      (48,877)
                                                         ----------    ----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed......................................     17,493        23,976
                                                         ==========    ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................... $    4,130    $    4,967

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                    INTERNATIONAL HIGH RELATIVE WORLD EX U.S. VALUE WORLD EX U.S. TARGETED
                                                      PROFITABILITY PORTFOLIO        PORTFOLIO        VALUE PORTFOLIO
                                                    --------------------------- ------------------  ---------------------
                                                              PERIOD
                                                              MAY 16,             YEAR      YEAR      YEAR        YEAR
                                                            2017(A) TO           ENDED     ENDED     ENDED       ENDED
                                                             OCT. 31,           OCT. 31,  OCT. 31,  OCT. 31,    OCT. 31,
                                                               2017               2017      2016      2017        2016
                                                    --------------------------- --------  --------  --------   ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).....................           $   426           $  5,730  $  5,412  $  7,583   $   5,264
  Capital Gain Distributions Received from
   Affiliated Investment Companies.................                --                653       256        --          --
  Net Realized Gain (Loss) on:
    Investment Securities Sold*....................              (165)             1,111    (2,948)   17,468       6,843
    Affiliated Investment Companies Shares
     Sold..........................................                --                599        --        --          --
    Futures........................................               (72)               262       112        --          --
    Foreign Currency Transactions..................                19                (26)       85       (26)        124
    Forward Currency Contracts.....................                --                 --        --        --           8
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency......................................             3,720             41,263     7,285    65,446       5,177
    Affiliated Investment Companies Shares.........                --               (148)      148        (1)         --
    Futures........................................                --                 99       (19)       --          --
    Translation of Foreign Currency Denominated
     Amounts.......................................                (1)                13       (11)       19         (20)
                                                              -------           --------  --------  --------   ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations....................             3,927             49,556    10,320    90,489      17,396
                                                              -------           --------  --------  --------   ---------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.....................              (299)            (4,532)   (5,358)   (7,684)     (4,374)
                                                              -------           --------  --------  --------   ---------
     Total Distributions...........................              (299)            (4,532)   (5,358)   (7,684)     (4,374)
                                                              -------           --------  --------  --------   ---------
Capital Share Transactions (1):
  Shares Issued....................................            65,210             44,260    47,689   132,580     164,346
  Shares Issued in Lieu of Cash Distributions......               299              4,529     5,353     7,665       4,371
  Shares Redeemed..................................            (1,344)           (35,416)  (25,151)  (37,758)   (128,258)
                                                              -------           --------  --------  --------   ---------
     Net Increase (Decrease) from Capital
      Share Transactions...........................            64,165             13,373    27,891   102,487      40,459
                                                              -------           --------  --------  --------   ---------
     Total Increase (Decrease) in Net Assets.......            67,793             58,397    32,853   185,292      53,481
NET ASSETS
  Beginning of Period..............................                --            188,154   155,301   281,212     227,731
                                                              -------           --------  --------  --------   ---------
  End of Period....................................           $67,793           $246,551  $188,154  $466,504   $ 281,212
                                                              =======           ========  ========  ========   =========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued....................................             6,451              3,780     5,184     9,799      15,218
  Shares Issued in Lieu of Cash Distributions......                29                407       562       558         392
  Shares Redeemed..................................              (130)            (3,040)   (2,605)   (2,738)    (12,154)
                                                              -------           --------  --------  --------   ---------
     Net Increase (Decrease) from Shares
      Issued and Redeemed..........................             6,350              1,147     3,141     7,619       3,456
                                                              =======           ========  ========  ========   =========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)...........................................           $   146           $  2,027  $    737  $  1,206   $     882

----------
Seepage 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                             WORLD EX U.S. CORE EQUITY  WORLD CORE EQUITY  SELECTIVELY HEDGED
                                                                    PORTFOLIO               PORTFOLIO      GLOBAL EQUITY PORTFOLIO
                                                             ------------------------  ------------------  ----------------------
                                                                YEAR         YEAR        YEAR      YEAR      YEAR        YEAR
                                                               ENDED        ENDED       ENDED     ENDED     ENDED       ENDED
                                                              OCT. 31,     OCT. 31,    OCT. 31,  OCT. 31,  OCT. 31,    OCT. 31,
                                                                2017         2016        2017      2016      2017        2016
                                                             ----------   ----------   --------  --------  --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).............................. $   54,316   $   37,861   $  8,719  $  5,949  $  6,540    $  5,406
  Capital Gain Distributions Received from Affiliated
   Investment Companies                                              --           --        898     1,313       894       2,164
   Net Realized Gain (Loss) on:
   Investment Securities Sold*..............................      7,525       (2,134)         3    (2,896)       --        (989)
   Affiliated Investment Companies Shares Sold..............         (4)          --       (418)       --      (555)         --
   Futures..................................................         68         (629)        --        --     2,398       1,760
   Foreign Currency Transactions............................       (263)         189         --        --        --          --
   Forward Currency Contracts...............................         --           --         --        --    (1,466)        371
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............    443,948       47,901         (1)       --         5          --
   Affiliated Investment Companies Shares...................        (14)          --     90,087     9,340    64,639       6,150
   Futures..................................................         --           --         --        --     1,354      (1,100)
   Translation of Foreign Currency Denominated Amounts......        105         (103)        --        --        --          --
   Forward Currency Contracts...............................         --           --         --        --       775         541
                                                             ----------   ----------   --------  --------   --------    --------
    Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................    505,681       83,085     99,288    13,706    74,584      14,303
                                                             ----------   ----------   --------  --------   --------    --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...............................    (52,690)     (36,005)    (8,966)   (5,800)   (6,477)     (6,333)
  Net Short-Term Gains:
   Institutional Class Shares...............................         --           --        (67)       --      (260)       (115)
  Net Long-Term Gains:
   Institutional Class Shares...............................         --           --     (1,231)     (132)   (2,369)       (620)
                                                             ----------   ----------   --------  --------   --------    --------
    Total Distributions.....................................    (52,690)     (36,005)   (10,264)   (5,932)   (9,106)     (7,068)
                                                             ----------   ----------   --------  --------   --------    --------
Capital Share Transactions (1):
  Shares Issued.............................................  1,011,672      729,178    124,892   189,580    90,620      77,521
  Shares Issued in Lieu of Cash Distributions...............     50,176       34,930     10,005     5,702     9,105       7,066
  Shares Redeemed...........................................   (365,917)    (325,571)   (47,259)  (35,482)  (52,903)    (47,024)
                                                             ----------   ----------   --------  --------   --------    --------
    Net Increase (Decrease) from Capital Share
     Transactions...........................................    695,931      438,537     87,638   159,800    46,822      37,563
                                                             ----------   ----------   --------  --------   --------    --------
    Total Increase (Decrease) in Net Assets.................  1,148,922      485,617    176,662   167,574   112,300      44,798
NET ASSETS
  Beginning of Period.......................................  1,656,445    1,170,828    370,229   202,655   289,904     245,106
                                                             ----------   ----------   --------  --------   --------    --------
  End of Period............................................. $2,805,367   $1,656,445   $546,891  $370,229  $402,204    $289,904
                                                             ==========   ==========   ========  ========   ========    ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.............................................     92,982       78,713      8,416    14,944     6,000       6,131
  Shares Issued in Lieu of Cash Distributions...............      4,555        3,690        690       451       649         552
  Shares Redeemed...........................................    (33,482)     (34,710)    (3,225)   (2,883)   (3,520)     (3,623)
                                                             ----------   ----------   --------  --------   --------    --------
    Net Increase (Decrease) from Shares Issued and
     Redeemed...............................................     64,055       47,693      5,881    12,512     3,129       3,060
                                                             ==========   ==========   ========  ========   ========    ========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN
 EXCESS OF NET INVESTMENT INCOME)........................... $    4,361   $    4,174   $     (4) $    205  $  2,600    $  4,245

----------
See page 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                    EMERGING MARKETS          EMERGING MARKETS      EMERGING MARKETS VALUE
                                                        PORTFOLIO           SMALL CAP PORTFOLIO            PORTFOLIO
                                                ------------------------  -----------------------  ------------------------
                                                    YEAR         YEAR         YEAR        YEAR         YEAR         YEAR
                                                   ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                                  OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,
                                                    2017         2016         2017        2016         2017         2016
                                                -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................. $   106,884  $    90,681  $   146,645  $  120,203  $   398,400  $   342,874
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................      (9,141)    (105,635)     173,759     141,742     (258,290)     (77,435)
    Futures....................................       8,254        5,655        9,252       4,016       19,890       11,373
    Foreign Currency Transactions..............         (31)         955           78         338        2,920        3,728
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................   1,198,559      506,131      931,907     394,050    3,745,161    1,954,176
    Futures....................................       1,186         (263)         854         286        3,766         (391)
    Translation of Foreign Currency
     Denominated Amounts.......................         (71)         204         (194)        579          (53)          46
                                                -----------  -----------  -----------  ----------  -----------  -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................   1,305,640      497,728    1,262,301     661,214    3,911,794    2,234,371
                                                -----------  -----------  -----------  ----------  -----------  -----------
Distributions From:
  Net Investment Income:
    Class R2 Shares............................          --           --           --          --         (847)      (2,365)
    Institutional Class Shares.................    (107,522)     (89,527)    (147,304)   (124,387)    (339,766)    (436,707)
  Net Short-Term Gains:
    Institutional Class Shares.................          --           --      (10,357)         --           --           --
  Net Long-Term Gains:
    Institutional Class Shares.................          --           --     (117,099)    (36,697)          --           --
                                                -----------  -----------  -----------  ----------  -----------  -----------
     Total Distributions.......................    (107,522)     (89,527)    (274,760)   (161,084)    (340,613)    (439,072)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued................................   1,476,279    1,428,054    1,554,965     913,984    2,459,482    2,821,337
  Shares Issued in Lieu of Cash
   Distributions...............................     100,892       83,981      259,430     151,141      322,816      416,149
  Shares Redeemed..............................  (1,057,775)  (1,326,366)  (1,011,728)   (950,920)  (3,341,295)  (3,539,505)
                                                -----------  -----------  -----------  ----------  -----------  -----------
     Net Increase (Decrease) from Capital
      Share Transactions.......................     519,396      185,669      802,667     114,205     (558,997)    (302,019)
                                                -----------  -----------  -----------  ----------  -----------  -----------
     Total Increase (Decrease) in Net
      Assets...................................   1,717,514      593,870    1,790,208     614,335    3,012,184    1,493,280
NET ASSETS
  Beginning of Year............................   4,915,400    4,321,530    5,459,509   4,845,174   16,402,244   14,908,964
                                                -----------  -----------  -----------  ----------  -----------  -----------
  End of Year.................................. $ 6,632,914  $ 4,915,400  $ 7,249,717  $5,459,509  $19,414,428  $16,402,244
                                                ===========  ===========  ===========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued................................      56,711       67,596       75,223      49,652       90,920      133,176
  Shares Issued in Lieu of Cash
   Distributions...............................       3,823        3,805       13,320       8,492       11,717       19,311
  Shares Redeemed..............................     (39,854)     (62,542)     (47,673)    (52,089)    (122,531)    (163,363)
                                                -----------  -----------  -----------  ----------  -----------  -----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................      20,680        8,859       40,870       6,055      (19,894)     (10,876)
                                                ===========  ===========  ===========  ==========  ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)............................ $    (2,493) $     3,519  $     6,969  $   12,479  $     6,372  $   (49,300)

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $68, $144 and $144, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  EMERGING MARKETS CORE
                                                                                    EQUITY PORTFOLIO
                                                                                ------------------------
                                                                                    YEAR         YEAR
                                                                                   ENDED        ENDED
                                                                                  OCT. 31,     OCT. 31,
                                                                                    2017         2016
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................................................. $   463,779  $   351,450
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................................................     (87,713)    (342,991)
    Affiliated Investment Companies Shares Sold................................         (17)          --
    Futures....................................................................      29,430       30,116
    Foreign Currency Transactions..............................................      (3,967)        (539)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.................................   4,549,390    2,038,618
    Affiliated Investment Companies Shares.....................................        (115)          --
    Futures....................................................................       9,334       (3,447)
    Translation of Foreign Currency Denominated Amounts........................        (275)         726
                                                                                -----------  -----------
     Net Increase (Decrease) in Net Assets Resulting from Operations...........   4,959,846    2,073,933
                                                                                -----------  -----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.................................................    (449,166)    (349,434)
                                                                                -----------  -----------
     Total Distributions.......................................................    (449,166)    (349,434)
                                                                                -----------  -----------
Capital Share Transactions (1):
  Shares Issued................................................................   6,836,743    6,091,963
  Shares Issued in Lieu of Cash Distributions..................................     422,561      328,562
  Shares Redeemed..............................................................  (3,397,228)  (4,288,936)
                                                                                -----------  -----------
     Net Increase (Decrease) from Capital Share Transactions...................   3,862,076    2,131,589
                                                                                -----------  -----------
     Total Increase (Decrease) in Net Assets...................................   8,372,756    3,856,088
NET ASSETS
  Beginning of Year............................................................  18,712,966   14,856,878
                                                                                -----------  -----------
  End of Year.................................................................. $27,085,722  $18,712,966
                                                                                ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued................................................................     342,803      379,414
  Shares Issued in Lieu of Cash Distributions..................................      20,857       19,496
  Shares Redeemed..............................................................    (170,351)    (265,600)
                                                                                -----------  -----------
     Net Increase (Decrease) from Shares Issued and Redeemed...................     193,309      133,310
                                                                                ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)....................................................................... $     6,324  $    11,774

----------
* Net of foreign capital gain taxes withheld of $0 and $53, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          ENHANCED U.S. LARGE COMPANY PORTFOLIO
                                                                    ------------------------------------------------

                                                                      YEAR      YEAR      YEAR      YEAR      YEAR
                                                                     ENDED     ENDED     ENDED     ENDED     ENDED
                                                                    OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                      2017      2016      2015      2014      2013
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............................... $  12.22  $  12.54  $  13.65  $  11.70  $   9.29
                                                                    --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................................     0.18      0.10      0.07      0.07      0.07
  Net Gains (Losses) on Securities (Realized and Unrealized).......     2.63      0.45      0.53      1.94      2.42
                                                                    --------  --------  --------  --------  --------
   Total from Investment Operations................................     2.81      0.55      0.60      2.01      2.49
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................    (0.13)    (0.08)    (0.05)    (0.06)    (0.08)
  Net Realized Gains...............................................    (0.36)    (0.79)    (1.66)       --        --
                                                                    --------  --------  --------  --------  --------
   Total Distributions.............................................    (0.49)    (0.87)    (1.71)    (0.06)    (0.08)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................................... $  14.54  $  12.22  $  12.54  $  13.65  $  11.70
=================================================================== ========  ========  ========  ========  ========
Total Return.......................................................    23.53%     4.75%     5.25%    17.18%    26.99%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............................. $322,347  $238,413  $203,641  $216,719  $212,840
Ratio of Expenses to Average Net Assets............................     0.18%     0.23%     0.24%     0.23%     0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
 Advisor and Fees Paid Indirectly).................................     0.24%     0.24%     0.24%     0.23%     0.24%
Ratio of Net Investment Income to Average Net Assets...............     1.36%     0.80%     0.53%     0.55%     0.63%
Portfolio Turnover Rate............................................      122%      119%      223%      202%      139%
----------------------------------------------------------------------------------------------------------------------

                                                                                 U.S. LARGE CAP EQUITY PORTFOLIO
                                                                    ---------------------------------------------------
                                                                                                                  PERIOD
                                                                       YEAR       YEAR      YEAR      YEAR       JUNE 25,
                                                                      ENDED      ENDED     ENDED     ENDED      2013(A) TO
                                                                     OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,     OCT. 31,
                                                                       2017       2016      2015      2014         2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............................... $    13.06  $  12.86  $  12.65  $  11.07   $  10.00
                                                                    ----------  --------  --------  --------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................................       0.26      0.25      0.23      0.21       0.06
  Net Gains (Losses) on Securities (Realized and Unrealized).......       2.87      0.19      0.21      1.57       1.04
                                                                    ----------  --------  --------  --------   --------
   Total from Investment Operations................................       3.13      0.44      0.44      1.78       1.10
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................      (0.26)    (0.24)    (0.21)    (0.20)     (0.03)
  Net Realized Gains...............................................         --        --     (0.02)       --         --
                                                                    ----------  --------  --------  --------   --------
   Total Distributions.............................................      (0.26)    (0.24)    (0.23)    (0.20)     (0.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................................... $    15.93  $  13.06  $  12.86  $  12.65   $  11.07
=================================================================== ==========  ========  ========  ========  ==========
Total Return.......................................................      24.16%     3.51%     3.49%    16.19%     11.01%(D)
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............................. $1,212,883  $851,323  $699,144  $274,955   $135,407
Ratio of Expenses to Average Net Assets............................       0.17%     0.18%     0.19%     0.19%      0.19%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
 Advisor and Fees Paid Indirectly).................................       0.17%     0.17%     0.19%     0.20%      0.25%(C)(E)
Ratio of Net Investment Income to Average Net Assets...............       1.74%     1.99%     1.77%     1.75%      1.58%(C)(E)
Portfolio Turnover Rate............................................         11%       12%       12%        1%         0%(D)
------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                U.S. LARGE CAP VALUE PORTFOLIO
                                                               ---------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR         YEAR         YEAR
                                                                  ENDED        ENDED        ENDED        ENDED        ENDED
                                                                 OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                                   2017         2016         2015         2014         2013
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $     32.63  $     33.27  $     33.75  $     29.72  $     22.34
                                                               -----------  -----------  -----------  -----------  -----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.74         0.70         0.69         0.56         0.47
 Net Gains (Losses) on Securities (Realized and Unrealized)...        6.99         0.71        (0.32)        4.02         7.38
                                                               -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations...........................        7.73         1.41         0.37         4.58         7.85
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.70)       (0.70)       (0.66)       (0.55)       (0.47)
 Net Realized Gains...........................................       (0.82)       (1.35)       (0.19)          --           --
                                                               -----------  -----------  -----------  -----------  -----------
   Total Distributions........................................       (1.52)       (2.05)       (0.85)       (0.55)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $     38.84  $     32.63  $     33.27  $     33.75  $     29.72
=============================================================  ===========  ===========  ===========  ===========  ===========
Total Return..................................................       24.11%        4.58%        1.16%       15.49%       35.52%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $23,732,871  $17,673,253  $15,807,935  $15,146,981  $11,963,072
Ratio of Expenses to Average Net Assets (B)...................        0.27%        0.27%        0.27%        0.27%        0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B)...............................        0.37%        0.37%        0.30%        0.27%        0.27%
Ratio of Net Investment Income to Average Net Assets..........        2.03%        2.24%        2.04%        1.75%        1.82%
-------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               U.S. TARGETED VALUE PORTFOLIO-CLASS R1 SHARES
                                                               --------------------------------------------
                                                                 YEAR     YEAR     YEAR      YEAR     YEAR
                                                                ENDED    ENDED    ENDED     ENDED    ENDED
                                                               OCT. 31, OCT. 31, OCT. 31,  OCT. 31, OCT. 31,
                                                                 2017     2016     2015      2014     2013
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $ 21.26  $ 21.58  $ 23.19   $ 22.63   $17.28
                                                               -------  -------  -------   -------   ------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................    0.25     0.24     0.26      0.18     0.27
 Net Gains (Losses) on Securities (Realized and Unrealized)...    4.66     0.60    (0.61)     1.86     6.28
                                                               -------  -------  -------   -------   ------
Total from Investment Operations..............................    4.91     0.84    (0.35)     2.04     6.55
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................   (0.24)   (0.27)   (0.25)    (0.16)   (0.22)
 Net Realized Gains...........................................   (0.78)   (0.89)   (1.01)    (1.32)   (0.98)
                                                               -------  -------  -------   -------   ------
   Total Distributions........................................   (1.02)   (1.16)   (1.26)    (1.48)   (1.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $ 25.15  $ 21.26  $ 21.58   $ 23.19   $22.63
=============================================================  ======== ======== ========  ======== ========
Total Return..................................................   23.32%    4.21%   (1.33)%    9.47%   40.39%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $54,960  $35,661  $40,159   $16,971   $9,470
Ratio of Expenses to Average Net Assets.......................    0.47%    0.47%    0.47%     0.47%    0.47%
Ratio of Net Investment Income to Average Net Assets..........    1.03%    1.16%    1.15%     0.79%    1.42%
Portfolio Turnover Rate.......................................      23%      28%      15%       10%      16%
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                U.S. TARGETED VALUE PORTFOLIO-CLASS R2 SHARES
                                                               -----------------------------------------------
                                                                 YEAR      YEAR       YEAR      YEAR     YEAR
                                                                ENDED     ENDED      ENDED     ENDED    ENDED
                                                               OCT. 31,  OCT. 31,   OCT. 31,  OCT. 31, OCT. 31,
                                                                 2017      2016       2015      2014     2013
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $  21.16  $  21.51  $  23.12   $ 22.57  $ 17.26
                                                               --------  --------  --------   -------  -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................     0.21      0.20      0.23      0.15     0.19
 Net Gains (Losses) on Securities (Realized and Unrealized)...     4.65      0.60     (0.61)     1.84     6.31
                                                               --------  --------  --------   -------  -------
   Total from Investment Operations...........................     4.86      0.80     (0.38)     1.99     6.50
---------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................    (0.21)    (0.26)    (0.22)    (0.12)   (0.21)
 Net Realized Gains...........................................    (0.78)    (0.89)    (1.01)    (1.32)   (0.98)
                                                               --------  --------  --------   -------  -------
   Total Distributions........................................    (0.99)    (1.15)    (1.23)    (1.44)   (1.19)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $  25.03  $  21.16  $  21.51   $ 23.12  $ 22.57
=============================================================  ========  ========  ========   ======== ========
Total Return..................................................    23.17%     4.04%    (1.49)%    9.30%   40.10%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $156,809  $147,945  $135,412   $82,977  $23,305
Ratio of Expenses to Average Net Assets.......................     0.62%     0.62%     0.63%     0.62%    0.62%
Ratio of Net Investment Income to Average Net Assets..........     0.90%     1.00%     1.02%     0.64%    0.95%
Portfolio Turnover Rate.......................................       23%       28%       15%       10%      16%
---------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 U.S. TARGETED VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                               ------------------------------------------------------------
                                                                   YEAR        YEAR         YEAR        YEAR        YEAR
                                                                  ENDED       ENDED        ENDED       ENDED       ENDED
                                                                 OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                   2017        2016         2015        2014        2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $     21.26  $    21.56  $    23.16   $    22.60  $    17.28
                                                               -----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.27        0.25        0.29         0.21        0.24
 Net Gains (Losses) on Securities (Realized and Unrealized)...        4.67        0.60       (0.61)        1.85        6.31
                                                               -----------  ----------  ----------   ----------  ----------
   Total from Investment Operations...........................        4.94        0.85       (0.32)        2.06        6.55
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.26)      (0.26)      (0.27)       (0.18)      (0.25)
 Net Realized Gains...........................................       (0.78)      (0.89)      (1.01)       (1.32)      (0.98)
                                                               -----------  ----------  ----------   ----------  ----------
   Total Distributions........................................       (1.04)      (1.15)      (1.28)       (1.50)      (1.23)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $     25.16  $    21.26  $    21.56   $    23.16  $    22.60
=============================================================  ===========  ==========  ==========   ==========  ==========
Total Return..................................................       23.46%       4.29%      (1.20)%       9.58%      40.40%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $10,528,662  $7,884,683  $6,987,896   $5,490,959  $4,180,974
Ratio of Expenses to Average Net Assets.......................        0.37%       0.37%       0.37%        0.37%       0.37%
Ratio of Net Investment Income to Average Net Assets..........        1.13%       1.24%       1.28%        0.90%       1.25%
Portfolio Turnover Rate.......................................          23%         28%         15%          10%         16%
----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                U.S. SMALL CAP VALUE PORTFOLIO
                                                               ---------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR          YEAR        YEAR
                                                                  ENDED        ENDED        ENDED         ENDED       ENDED
                                                                 OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,    OCT. 31,
                                                                   2017         2016         2015          2014        2013
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $     32.75  $     33.08  $     35.82   $     34.48  $    26.57
                                                               -----------  -----------  -----------   -----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.31         0.32         0.41          0.23        0.39
 Net Gains (Losses) on Securities (Realized and Unrealized)...        7.71         1.06        (1.44)         2.93        9.41
                                                               -----------  -----------  -----------   -----------  ----------
   Total from Investment Operations...........................        8.02         1.38        (1.03)         3.16        9.80
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.30)       (0.33)       (0.38)        (0.22)      (0.37)
 Net Realized Gains...........................................       (1.40)       (1.38)       (1.33)        (1.60)      (1.52)
                                                               -----------  -----------  -----------   -----------  ----------
   Total Distributions........................................       (1.70)       (1.71)       (1.71)        (1.82)      (1.89)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $     39.07  $     32.75  $     33.08   $     35.82  $    34.48
=============================================================  ===========  ===========  ===========   ===========  ==========
Total Return..................................................       24.67%        4.49%       (2.83)%        9.49%      39.35%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $15,165,867  $12,613,185  $11,680,262   $11,512,306  $9,526,981
Ratio of Expenses to Average Net Assets.......................        0.52%        0.52%        0.52%         0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets..........        0.83%        1.01%        1.18%         0.66%       1.28%
Portfolio Turnover Rate.......................................          24%          19%          17%            9%         14%
-------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    U.S. CORE EQUITY 1 PORTFOLIO
                                                   --------------------------------------------------------------  ------------
                                                       YEAR         YEAR         YEAR         YEAR        YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED       ENDED        ENDED
                                                     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,
                                                       2017         2016         2015         2014        2013         2017
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................ $     18.00  $     17.90  $     17.71  $     15.74  $    12.11  $     17.19
                                                   -----------  -----------  -----------  -----------  ----------  -----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................        0.33         0.33         0.31         0.27        0.25         0.31
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................        4.12         0.30         0.26         2.02        3.62         3.83
                                                   -----------  -----------  -----------  -----------  ----------  -----------
   Total from Investment Operations...............        4.45         0.63         0.57         2.29        3.87         4.14
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................       (0.35)       (0.32)       (0.30)       (0.25)      (0.24)       (0.31)
  Net Realized Gains..............................       (0.09)       (0.21)       (0.08)       (0.07)         --        (0.12)
                                                   -----------  -----------  -----------  -----------  ----------  -----------
   Total Distributions............................       (0.44)       (0.53)       (0.38)       (0.32)      (0.24)       (0.43)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year...................... $     22.01  $     18.00  $     17.90  $     17.71  $    15.74  $     20.90
=================================================  ===========  ===========  ===========  ===========  ==========  ===========
Total Return......................................       24.93%        3.68%        3.26%       14.72%      32.32%       24.36%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)............... $20,762,742  $14,960,159  $13,275,774  $10,780,830  $7,566,179  $22,515,418
Ratio of Expenses to Average Net Assets...........        0.19%        0.19%        0.19%        0.19%       0.19%        0.22%
Ratio of Net Investment Income to Average Net
 Assets...........................................        1.64%        1.88%        1.71%        1.61%       1.79%        1.59%
Portfolio Turnover Rate...........................           3%           4%           4%           5%          1%           5%
--------------------------------------------------------------------------------------------------------------------------------

                                                        U.S. CORE EQUITY 2 PORTFOLIO
                                                   --------------------------------------------------
                                                       YEAR         YEAR         YEAR        YEAR
                                                      ENDED        ENDED        ENDED       ENDED
                                                     OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                       2016         2015         2014        2013
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................ $     17.26  $     17.34  $     15.62  $    11.99
                                                   -----------  -----------  -----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................        0.31         0.30         0.26        0.24
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................        0.25         0.02         1.86        3.73
                                                   -----------  -----------  -----------  ----------
   Total from Investment Operations...............        0.56         0.32         2.12        3.97
-----------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................       (0.30)       (0.28)       (0.24)      (0.24)
  Net Realized Gains..............................       (0.33)       (0.12)       (0.16)      (0.10)
                                                   -----------  -----------  -----------  ----------
   Total Distributions............................       (0.63)       (0.40)       (0.40)      (0.34)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year...................... $     17.19  $     17.26  $     17.34  $    15.62
=================================================  ===========  ===========  ===========  ==========
Total Return......................................        3.47%        1.92%       13.78%      33.66%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)............... $16,851,046  $15,200,564  $12,919,176  $9,989,564
Ratio of Expenses to Average Net Assets...........        0.22%        0.22%        0.22%       0.22%
Ratio of Net Investment Income to Average Net
 Assets...........................................        1.87%        1.68%        1.55%       1.74%
Portfolio Turnover Rate...........................           4%           5%           6%          3%
-----------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               U.S. VECTOR EQUITY PORTFOLIO
                                                               -----------------------------------------------------------
                                                                  YEAR        YEAR         YEAR        YEAR        YEAR
                                                                 ENDED       ENDED        ENDED       ENDED       ENDED
                                                                OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                  2017        2016         2015        2014        2013
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $    15.93  $    16.22  $    17.04   $    15.62  $    11.61
                                                               ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................       0.24        0.25        0.25         0.21        0.20
 Net Gains (Losses) on Securities (Realized and Unrealized)...       3.65        0.24       (0.30)        1.62        4.03
                                                               ----------  ----------  ----------   ----------  ----------
   Total from Investment Operations...........................       3.89        0.49       (0.05)        1.83        4.23
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................      (0.23)      (0.25)      (0.24)       (0.19)      (0.20)
 Net Realized Gains...........................................      (0.43)      (0.53)      (0.53)       (0.22)      (0.02)
                                                               ----------  ----------  ----------   ----------  ----------
   Total Distributions........................................      (0.66)      (0.78)      (0.77)       (0.41)      (0.22)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $    19.16  $    15.93  $    16.22   $    17.04  $    15.62
=============================================================  ==========  ==========  ==========   ==========  ==========
Total Return..................................................      24.73%       3.28%      (0.18)%      11.91%      36.80%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $4,724,003  $3,822,647  $3,651,529   $3,501,319  $2,893,842
Ratio of Expenses to Average Net Assets.......................       0.32%       0.32%       0.32%        0.32%       0.32%
Ratio of Net Investment Income to Average Net Assets..........       1.36%       1.64%       1.50%        1.26%       1.50%
Portfolio Turnover Rate.......................................         10%         10%         10%          10%          3%
---------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  U.S. SMALL CAP PORTFOLIO
                                                               -------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR        YEAR        YEAR
                                                                  ENDED        ENDED        ENDED       ENDED       ENDED
                                                                 OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                   2017         2016         2015        2014        2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $     30.14  $     30.84  $     31.38  $    30.03  $    23.11
                                                               -----------  -----------  -----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.35         0.34         0.35        0.26        0.35
 Net Gains (Losses) on Securities (Realized and Unrealized)...        7.17         0.77         0.33        2.27        8.13
                                                               -----------  -----------  -----------  ----------  ----------
   Total from Investment Operations...........................        7.52         1.11         0.68        2.53        8.48
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.35)       (0.35)       (0.33)      (0.24)      (0.36)
 Net Realized Gains...........................................       (0.83)       (1.46)       (0.89)      (0.94)      (1.20)
                                                               -----------  -----------  -----------  ----------  ----------
   Total Distributions........................................       (1.18)       (1.81)       (1.22)      (1.18)      (1.56)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $     36.48  $     30.14  $     30.84  $    31.38  $    30.03
=============================================================  ===========  ===========  ===========  ==========  ==========
Total Return..................................................       25.21%        3.89%        2.34%       8.67%      39.03%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $16,931,787  $12,977,199  $10,616,542  $9,247,716  $7,446,827
Ratio of Expenses to Average Net Assets.......................        0.37%        0.37%        0.37%       0.37%       0.37%
Ratio of Net Investment Income to Average Net Assets..........        1.04%        1.16%        1.10%       0.86%       1.33%
Portfolio Turnover Rate.......................................          14%          10%          11%          9%         10%
------------------------------------------------------------------------------------------------------------------------------

                                                                                U.S. MICRO CAP PORTFOLIO
                                                               ----------------------------------------------------------
                                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                                 ENDED       ENDED       ENDED       ENDED       ENDED
                                                                OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                  2017        2016        2015        2014        2013
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $    18.58  $    19.00  $    20.10  $    19.64  $    14.84
                                                               ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................       0.16        0.16        0.16        0.14        0.19
 Net Gains (Losses) on Securities (Realized and Unrealized)...       5.12        0.60        0.02        1.35        5.57
                                                               ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations...........................       5.28        0.76        0.18        1.49        5.76
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................      (0.16)      (0.16)      (0.16)      (0.13)      (0.20)
 Net Realized Gains...........................................      (0.94)      (1.02)      (1.12)      (0.90)      (0.76)
                                                               ----------  ----------  ----------  ----------  ----------
   Total Distributions........................................      (1.10)      (1.18)      (1.28)      (1.03)      (0.96)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $    22.76  $    18.58  $    19.00  $    20.10  $    19.64
=============================================================  ==========  ==========  ==========  ==========  ==========
Total Return..................................................      28.91%       4.32%       1.11%       7.88%      41.34%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $6,306,730  $5,128,323  $5,007,091  $5,029,027  $4,695,831
Ratio of Expenses to Average Net Assets.......................       0.52%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets..........       0.75%       0.88%       0.82%       0.69%       1.16%
Portfolio Turnover Rate.......................................         15%         15%         14%         12%         11%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                U.S. HIGH RELATIVE
                                              PROFITABILITY PORTFOLIO            DFA REAL ESTATE SECURITIES PORTFOLIO
                                              ----------------------- ----------------------------------------------------------
                                                      PERIOD
                                                      MAY 16,            YEAR        YEAR        YEAR        YEAR        YEAR
                                                    2017(A) TO          ENDED       ENDED       ENDED       ENDED       ENDED
                                                     OCT. 31,          OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                       2017              2017        2016        2015        2014        2013
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........        $  10.00         $    34.32  $    33.04  $    32.24  $    27.77  $    25.83
                                                     --------         ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)............            0.07               0.84        1.09        0.90        0.72        0.67
 Net Gains (Losses) on Securities (Realized
   and Unrealized)...........................            0.91               1.12        1.18        0.95        4.62        1.95
                                                     --------         ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..........            0.98               1.96        2.27        1.85        5.34        2.62
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.......................           (0.05)             (0.98)      (0.99)      (1.05)      (0.87)      (0.68)
 Net Realized Gains..........................              --              (0.31)         --          --          --          --
                                                     --------         ----------  ----------  ----------  ----------  ----------
   Total Distributions.......................           (0.05)             (1.29)      (0.99)      (1.05)      (0.87)      (0.68)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............        $  10.93         $    34.99  $    34.32  $    33.04  $    32.24  $    27.77
============================================  ======================= ==========  ==========  ==========  ==========  ==========
Total Return.................................            9.84%(D)           5.86%       6.89%       5.89%      19.80%      10.28%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........        $141,073         $8,281,176  $7,260,180  $6,553,192  $6,607,759  $4,677,418
Ratio of Expenses to Average Net Assets......            0.23%(C)(E)        0.18%       0.18%       0.18%       0.18%       0.18%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and Fees Paid
 Indirectly).................................            0.35%(C)(E)        0.19%       0.19%       0.19%       0.19%       0.19%
Ratio of Net Investment Income to Average
 Net Assets..................................            1.45%(C)(E)        2.43%       3.15%       2.75%       2.48%       2.42%
Portfolio Turnover Rate......................               0%(D)              1%          3%          4%          0%          1%
---------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       LARGE CAP INTERNATIONAL PORTFOLIO
                                                         ------------------------------------------------------------
                                                            YEAR         YEAR         YEAR        YEAR        YEAR
                                                           ENDED        ENDED        ENDED       ENDED       ENDED
                                                          OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                            2017         2016         2015        2014        2013
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year...................... $    19.52  $    20.36   $    21.59   $    22.20  $    18.33
                                                         ----------  ----------   ----------   ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................       0.58        0.57         0.58         0.75        0.58
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................       4.00       (0.86)       (1.24)       (0.62)       3.90
                                                         ----------  ----------   ----------   ----------  ----------
   Total from Investment Operations.....................       4.58       (0.29)       (0.66)        0.13        4.48
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................      (0.58)      (0.55)       (0.57)       (0.74)      (0.61)
  Net Realized Gains....................................         --          --           --           --          --
                                                         ----------  ----------   ----------   ----------  ----------
   Total Distributions..................................      (0.58)      (0.55)       (0.57)       (0.74)      (0.61)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................ $    23.52  $    19.52   $    20.36   $    21.59  $    22.20
======================================================== ==========  ==========   ==========   ==========  ==========
Total Return............................................      23.79%      (1.30)%      (3.10)%       0.47%      24.85%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..................... $4,723,090  $3,527,775   $3,150,334   $3,127,847  $2,755,114
Ratio of Expenses to Average Net Assets.................       0.25%       0.28%        0.29%        0.28%       0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor and Fees Paid
 Indirectly)............................................       0.25%       0.28%        0.29%        0.28%       0.29%
Ratio of Net Investment Income to Average Net Assets....       2.72%       2.95%        2.71%        3.35%       2.90%
Portfolio Turnover Rate.................................         10%         10%          10%           4%          5%
-----------------------------------------------------------------------------------------------------------------------

                                                                        INTERNATIONAL CORE EQUITY PORTFOLIO
                                                         ----------------------------------------------------------------
                                                             YEAR         YEAR         YEAR          YEAR         YEAR
                                                            ENDED        ENDED        ENDED         ENDED        ENDED
                                                           OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,     OCT. 31,
                                                             2017         2016         2015          2014         2013
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year...................... $     11.58  $     11.69  $     12.15   $     12.57   $    10.10
                                                         -----------  -----------  -----------   -----------   ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................        0.34         0.32         0.32          0.38         0.31
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................        2.63        (0.15)       (0.45)        (0.43)        2.47
                                                         -----------  -----------  -----------   -----------   ----------
   Total from Investment Operations.....................        2.97         0.17        (0.13)        (0.05)        2.78
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................       (0.32)       (0.28)       (0.33)        (0.37)       (0.31)
  Net Realized Gains....................................          --           --           --            --           --
                                                         -----------  -----------  -----------   -----------   ----------
   Total Distributions..................................       (0.32)       (0.28)       (0.33)        (0.37)       (0.31)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................ $     14.23  $     11.58  $     11.69   $     12.15   $    12.57
======================================================== ===========  ===========  ===========   ===========   ==========
Total Return............................................       26.02%        1.62%       (1.10)%       (0.55)%      27.98%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..................... $25,443,968  $16,983,011  $14,420,568   $12,294,542   $9,508,466
Ratio of Expenses to Average Net Assets.................        0.30%        0.38%        0.38%         0.38%        0.39%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor and Fees Paid
 Indirectly)............................................        0.32%        0.38%        0.38%         0.38%        0.39%
Ratio of Net Investment Income to Average Net Assets....        2.62%        2.83%        2.63%         3.01%        2.80%
Portfolio Turnover Rate.................................           6%           2%           4%            7%           3%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                           INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                               -------------------------------------------------------------

                                                                   YEAR         YEAR        YEAR         YEAR        YEAR
                                                                  ENDED        ENDED       ENDED        ENDED       ENDED
                                                                 OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,
                                                                   2017         2016        2015         2014        2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................... $     17.78  $     17.78  $    18.24  $    19.40   $    15.28
                                                               -----------  -----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.41         0.43        0.41        0.42         0.42
 Net Gains (Losses) on Securities (Realized and Unrealized)...        4.13         0.48        0.12       (0.62)        4.16
                                                               -----------  -----------  ----------  ----------   ----------
   Total from Investment Operations...........................        4.54         0.91        0.53       (0.20)        4.58
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.34)       (0.51)      (0.42)      (0.42)       (0.37)
 Net Realized Gains...........................................       (0.46)       (0.40)      (0.57)      (0.54)       (0.09)
                                                               -----------  -----------  ----------  ----------   ----------
   Total Distributions........................................       (0.80)       (0.91)      (0.99)      (0.96)       (0.46)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................................ $     21.52  $     17.78  $    17.78  $    18.24   $    19.40
=============================================================  ===========  ===========  ==========  ==========   ==========
Total Return..................................................       26.54%        5.43%       3.30%      (1.09)%      30.66%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......................... $13,490,290  $10,387,361  $9,323,492  $8,844,517   $8,520,717
Ratio of Expenses to Average Net Assets (B)...................        0.53%        0.53%       0.54%       0.53%        0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B)...............................        0.53%        0.53%       0.54%       0.53%        0.54%
Ratio of Net Investment Income to Average Net Assets..........        2.14%        2.47%       2.30%       2.15%        2.47%
------------------------------------------------------------------------------------------------------------------------------

                                                                   GLOBAL
                                                                   SMALL
                                                                  COMPANY
                                                                 PORTFOLIO
                                                               ----------
                                                                   PERIOD
                                                                  JAN. 18,
                                                                 2017(A) TO
                                                                  OCT. 31,
                                                                    2017
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..........................  $ 10.00
                                                                -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................     0.14
 Net Gains (Losses) on Securities (Realized and Unrealized)...     1.39
                                                                -------
   Total from Investment Operations...........................     1.53
------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       --
 Net Realized Gains...........................................       --
                                                                -------
   Total Distributions........................................       --
------------------------------------------------------------------------------
Net Asset Value, End of Period................................  $ 11.53
=============================================================  ==========
Total Return..................................................    15.30%(D)
------------------------------------------------------------------------------
Net Assets, End of Period (thousands).........................  $15,021
Ratio of Expenses to Average Net Assets (B)...................     0.42%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B)...............................     1.14%(C)(E)
Ratio of Net Investment Income to Average Net Assets..........     1.74%(C)(E)
------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     JAPANESE SMALL COMPANY PORTFOLIO
                                                                             ------------------------------------------------
                                                                               YEAR      YEAR      YEAR      YEAR      YEAR
                                                                              ENDED     ENDED     ENDED     ENDED     ENDED
                                                                             OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                               2017      2016      2015      2014      2013
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $  23.01  $  20.46  $  19.15  $  19.33  $  14.99
                                                                             --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................     0.37      0.32      0.25      0.24      0.26
  Net Gains (Losses) on Securities (Realized and Unrealized)................     5.61      2.51      1.36      0.13      4.21
                                                                             --------  --------  --------  --------  --------
   Total from Investment Operations.........................................     5.98      2.83      1.61      0.37      4.47
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................    (0.43)    (0.28)    (0.30)    (0.55)    (0.13)
  Net Realized Gains........................................................       --        --        --        --        --
                                                                             --------  --------  --------  --------  --------
   Total Distributions......................................................    (0.43)    (0.28)    (0.30)    (0.55)    (0.13)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $  28.56  $  23.01  $  20.46  $  19.15  $  19.33
============================================================================ ========  ========  ========  ========  ========
Total Return................................................................    26.56%    14.04%     8.62%     2.00%    30.06%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $647,978  $509,413  $463,997  $508,190  $414,132
Ratio of Expenses to Average Net Assets (B).................................     0.54%     0.54%     0.54%     0.55%     0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor) (B).......     0.64%     0.64%     0.57%     0.55%     0.56%
Ratio of Net Investment Income to Average Net Assets........................     1.50%     1.57%     1.27%     1.25%     1.51%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    ASIA PACIFIC SMALL COMPANY PORTFOLIO
                                                                             --------------------------------------------------
                                                                               YEAR      YEAR       YEAR       YEAR      YEAR
                                                                              ENDED     ENDED      ENDED      ENDED     ENDED
                                                                             OCT. 31,  OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,
                                                                               2017      2016       2015       2014      2013
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $  21.27  $  19.06  $  22.88   $  24.82   $  23.22
                                                                             --------  --------  --------   --------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................     0.74      0.71      0.75       0.83       1.01
  Net Gains (Losses) on Securities (Realized and Unrealized)................     2.45      2.24     (3.51)     (1.81)      1.37
                                                                             --------  --------  --------   --------   --------
   Total from Investment Operations.........................................     3.19      2.95     (2.76)     (0.98)      2.38
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................    (0.75)    (0.74)    (1.06)     (0.96)     (0.78)
  Net Realized Gains........................................................       --        --        --         --         --
                                                                             --------  --------  --------   --------   --------
   Total Distributions......................................................    (0.75)    (0.74)    (1.06)     (0.96)     (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $  23.71  $  21.27  $  19.06   $  22.88   $  24.82
============================================================================ ========  ========  ========   ========   ========
Total Return................................................................    15.70%    16.18%   (12.19)%    (3.84)%    10.46%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $332,153  $251,575  $200,270   $364,117   $331,166
Ratio of Expenses to Average Net Assets (B).................................     0.54%     0.54%     0.55%      0.55%      0.57%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor) (B).......     0.64%     0.64%     0.57%      0.55%      0.57%
Ratio of Net Investment Income to Average Net Assets........................     3.41%     3.57%     3.67%      3.53%      4.26%
--------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                                             --------------------------------------------
                                                                               YEAR     YEAR      YEAR     YEAR     YEAR
                                                                              ENDED    ENDED     ENDED    ENDED    ENDED
                                                                             OCT. 31, OCT. 31,  OCT. 31, OCT. 31, OCT. 31,
                                                                               2017     2016      2015     2014     2013
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $ 27.21  $ 35.50   $ 35.92  $ 36.96  $ 27.81
                                                                             -------  -------   -------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................    0.87     1.18      1.06     0.95     0.88
  Net Gains (Losses) on Securities (Realized and Unrealized)................    6.67    (6.55)     1.95    (0.65)    9.17
                                                                             -------  -------   -------  -------  -------
   Total from Investment Operations.........................................    7.54    (5.37)     3.01     0.30    10.05
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................   (0.93)   (1.29)    (1.05)   (0.93)   (0.90)
  Net Realized Gains........................................................   (1.15)   (1.63)    (2.38)   (0.41)      --
                                                                             -------  -------   -------  -------  -------
   Total Distributions......................................................   (2.08)   (2.92)    (3.43)   (1.34)   (0.90)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $ 32.67  $ 27.21   $ 35.50  $ 35.92  $ 36.96
============================================================================ ======== ========  ======== ======== ========
Total Return................................................................   29.28%  (16.20)%    9.43%    0.73%   36.81%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $45,177  $32,323   $35,637  $35,050  $37,096
Ratio of Expenses to Average Net Assets (B).................................    0.59%    0.59%     0.58%    0.58%    0.59%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor and Fees
 Paid Indirectly) (B).......................................................    0.71%    0.71%     0.62%    0.62%    0.63%
Ratio of Net Investment Income to Average Net Assets........................    2.93%    3.87%     2.99%    2.50%    2.79%
---------------------------------------------------------------------------------------------------------------------------

                                                                                           CONTINENTAL SMALL COMPANY PORTFOLIO
                                                                             ---------------------------------------------------
                                                                                 YEAR         YEAR         YEAR         YEAR
                                                                                ENDED        ENDED        ENDED        ENDED
                                                                               OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                                                 2017         2016         2015         2014
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $  21.48     $  20.74     $  19.34     $  20.26
                                                                             --------     --------     --------     --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................     0.45         0.43         0.43         0.42
  Net Gains (Losses) on Securities (Realized and Unrealized)................     6.73         0.72         1.38        (0.90)
                                                                             --------     --------     --------     --------
   Total from Investment Operations.........................................     7.18         1.15         1.81        (0.48)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................    (0.42)       (0.41)       (0.41)       (0.44)
  Net Realized Gains........................................................       --           --           --           --
                                                                             --------     --------     --------     --------
   Total Distributions......................................................    (0.42)       (0.41)       (0.41)       (0.44)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $  28.24     $  21.48     $  20.74     $  19.34
============================================================================ ========     ========     ========     ========
Total Return................................................................    33.68%        5.70%        9.37%       (2.68)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $592,347     $292,117     $278,024     $168,961
Ratio of Expenses to Average Net Assets (B).................................     0.56%(B)     0.54%(B)     0.55%(B)     0.56%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor and Fees
 Paid Indirectly) (B).......................................................     0.66%(B)     0.64%(B)     0.58%(B)     0.56%(B)
Ratio of Net Investment Income to Average Net Assets........................     1.78%        2.08%        2.09%        1.97%
---------------------------------------------------------------------------------------------------------------------------------

                                                                             ---------
                                                                                 YEAR
                                                                                ENDED
                                                                               OCT. 31,
                                                                                 2013
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $  14.51
                                                                             --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................     0.37
  Net Gains (Losses) on Securities (Realized and Unrealized)................     5.78
                                                                             --------
   Total from Investment Operations.........................................     6.15
-----------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................    (0.40)
  Net Realized Gains........................................................       --
                                                                             --------
   Total Distributions......................................................    (0.40)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $  20.26
============================================================================ ========
Total Return................................................................    42.99%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $170,806
Ratio of Expenses to Average Net Assets (B).................................     0.58%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor and Fees
 Paid Indirectly) (B).......................................................     0.58%(B)
Ratio of Net Investment Income to Average Net Assets........................     2.16%
-----------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                                                    -----------------------------------------------------------  --------------
                                                       YEAR        YEAR         YEAR        YEAR        YEAR          YEAR
                                                      ENDED       ENDED        ENDED       ENDED       ENDED         ENDED
                                                     OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,      OCT. 31,
                                                       2017        2016         2015        2014        2013          2017
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................. $     5.23  $     5.27  $     5.63   $     5.48  $     5.67  $    10.84
                                                    ----------  ----------  ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................       0.21        0.20        0.19         0.22        0.22        0.43
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................       0.04       (0.15)      (0.22)        0.19        0.25        0.15
                                                    ----------  ----------  ----------   ----------  ----------  ----------
   Total from Investment Operations................       0.25        0.05       (0.03)        0.41        0.47        0.58
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................      (0.41)      (0.09)      (0.33)       (0.26)      (0.66)      (0.49)
  Net Realized Gains...............................         --          --          --           --          --       (0.03)
                                                    ----------  ----------  ----------   ----------  ----------  ----------
   Total Distributions.............................      (0.41)      (0.09)      (0.33)       (0.26)      (0.66)      (0.52)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year....................... $     5.07  $     5.23  $     5.27   $     5.63  $     5.48  $    10.90
=================================================== ==========  ==========  ==========   ==========  ==========  ==========
Total Return.......................................       5.46%       1.05%      (0.37)%       8.21%       9.24%       5.82%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)................ $5,497,753  $4,181,623  $3,540,092   $3,088,376  $2,158,977  $6,753,782
Ratio of Expenses to Average Net Assets............       0.28%       0.28%       0.32%        0.38%       0.39%       0.24%(B)
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly).............................       0.28%       0.28%       0.32%        0.38%       0.39%       0.37%(B)
Ratio of Net Investment Income to Average Net
 Assets............................................       4.19%       3.71%       3.64%        4.14%       4.07%       4.03%
Portfolio Turnover Rate............................          1%          1%          2%           1%          5%          2%
--------------------------------------------------------------------------------------------------------------------------------

                                                     DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
                                                    --------------------------------------------------------
                                                         YEAR           YEAR           YEAR           YEAR
                                                        ENDED          ENDED          ENDED          ENDED
                                                       OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,
                                                         2016           2015           2014           2013
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................. $    10.59     $    10.63     $     9.59     $     9.33
                                                    ----------     ----------     ----------     ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................       0.27           0.44           0.31           0.49
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................       0.23          (0.09)          1.05           0.37
                                                    ----------     ----------     ----------     ----------
   Total from Investment Operations................       0.50           0.35           1.36           0.86
---------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................      (0.25)         (0.39)         (0.32)         (0.60)
  Net Realized Gains...............................         --             --             --             --
                                                    ----------     ----------     ----------     ----------
   Total Distributions.............................      (0.25)         (0.39)         (0.32)         (0.60)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year....................... $    10.84     $    10.59     $    10.63     $     9.59
=================================================== ==========     ==========     ==========     ==========
Total Return.......................................       4.87%          3.44%         14.98%          9.74%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)................ $4,888,955     $4,059,916     $3,305,472     $2,082,707
Ratio of Expenses to Average Net Assets............       0.24%(B)       0.27%(B)       0.32%(B)       0.32%(B)
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly).............................       0.38%(B)       0.45%(B)       0.55%(B)       0.55%(B)
Ratio of Net Investment Income to Average Net
 Assets............................................       2.45%          4.16%          3.21%          5.18%
Portfolio Turnover Rate............................          2%             1%           N/A            N/A
---------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                                                         ---------------------------------------------------------------
                                                             YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
                                                           OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                             2017         2016         2015         2014         2013
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year...................... $     19.31  $     19.44  $     19.55  $     20.17  $     15.16
                                                         -----------  -----------  -----------  -----------  -----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................        0.39         0.44         0.38         0.37         0.37
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................        4.72         0.29         0.22        (0.34)        5.21
                                                         -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations.....................        5.11         0.73         0.60         0.03         5.58
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................       (0.29)       (0.58)       (0.37)       (0.35)       (0.36)
  Net Realized Gains....................................       (0.62)       (0.28)       (0.34)       (0.30)       (0.21)
                                                         -----------  -----------  -----------  -----------  -----------
   Total Distributions..................................       (0.91)       (0.86)       (0.71)       (0.65)       (0.57)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................ $     23.51  $     19.31  $     19.44  $     19.55  $     20.17
======================================================== ===========  ===========  ===========  ===========  ===========
Total Return............................................       27.49%        4.09%        3.31%        0.13%       37.79%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..................... $16,162,471  $13,009,729  $12,577,575  $11,684,771  $11,148,899
Ratio of Expenses to Average Net Assets.................        0.68%        0.68%        0.69%        0.68%        0.69%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor and Fees Paid
 Indirectly)............................................        0.68%        0.68%        0.69%        0.68%        0.69%
Ratio of Net Investment Income to Average Net Assets....        1.85%        2.38%        1.94%        1.78%        2.16%
Portfolio Turnover Rate.................................          21%          19%          18%           8%           9%
--------------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL VECTOR EQUITY PORTFOLIO
                                                         ------------------------------------------------------------
                                                            YEAR        YEAR         YEAR         YEAR        YEAR
                                                           ENDED       ENDED        ENDED        ENDED       ENDED
                                                          OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                            2017        2016         2015         2014        2013
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year...................... $    10.78  $    10.76  $    11.26   $    11.75   $     9.33
                                                         ----------  ----------  ----------   ----------   ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................       0.28        0.28        0.28         0.32         0.26
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................       2.57        0.05       (0.41)       (0.43)        2.44
                                                         ----------  ----------  ----------   ----------   ----------
   Total from Investment Operations.....................       2.85        0.33       (0.13)       (0.11)        2.70
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................      (0.28)      (0.27)      (0.27)       (0.30)       (0.25)
  Net Realized Gains....................................      (0.02)      (0.04)      (0.10)       (0.08)       (0.03)
                                                         ----------  ----------  ----------   ----------   ----------
   Total Distributions..................................      (0.30)      (0.31)      (0.37)       (0.38)       (0.28)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................ $    13.33  $    10.78  $    10.76   $    11.26   $    11.75
======================================================== ==========  ==========  ==========   ==========   ==========
Total Return............................................      26.83%       3.21%      (1.14)%      (1.05)%      29.52%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..................... $2,529,852  $1,856,474  $1,594,914   $1,305,553   $1,090,774
Ratio of Expenses to Average Net Assets.................       0.49%       0.49%       0.50%        0.49%        0.51%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor and Fees Paid
 Indirectly)............................................       0.49%       0.49%       0.50%        0.49%        0.51%
Ratio of Net Investment Income to Average Net Assets....       2.36%       2.73%       2.50%        2.64%        2.51%
Portfolio Turnover Rate.................................          5%          4%          8%           8%           2%
----------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              INTERNATIONAL
                                                  HIGH
                                                RELATIVE
                                              PROFITABILITY
                                                PORTFOLIO                        WORLD EX U.S. VALUE PORTFOLIO
                                              -------------     ------------------------------------------------------------
                                                 PERIOD
                                                 MAY 16,            YEAR         YEAR         YEAR         YEAR         YEAR
                                               2017(A) TO          ENDED        ENDED        ENDED        ENDED        ENDED
                                                OCT. 31,          OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                  2017              2017         2016         2015         2014         2013
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........    $ 10.00        $  10.31     $  10.28     $  11.43     $  11.93     $   9.94
                                                 -------        --------     --------     --------     --------     --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)............       0.08            0.31         0.31         0.30         0.42         0.29
 Net Gains (Losses) on Securities (Realized
   and Unrealized)...........................       0.66            2.33         0.03        (1.18)       (0.50)        2.02
                                                 -------        --------     --------     --------     --------     --------
   Total from Investment Operations..........       0.74            2.64         0.34        (0.88)       (0.08)        2.31
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.......................      (0.06)          (0.24)       (0.31)       (0.27)       (0.42)       (0.32)
 Net Realized Gains..........................         --              --           --           --           --           --
                                                 -------        --------     --------     --------     --------     --------
   Total Distributions.......................      (0.06)          (0.24)       (0.31)       (0.27)       (0.42)       (0.32)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............    $ 10.68        $  12.71     $  10.31     $  10.28     $  11.43     $  11.93
============================================  =============     ========     ========     ========     ========     ========
Total Return.................................       7.38%(D)       25.97%        3.54%       (7.77)%      (0.81)%      23.61%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........    $67,793        $246,551     $188,154     $155,301     $113,951     $117,587
Ratio of Expenses to Average Net Assets......       0.31%(C)(E)     0.52%(B)     0.53%(B)     0.53%(B)     0.57%(B)     0.60%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and Fees Paid
 Indirectly).................................       0.65%(C)(E)     0.75%(B)     0.76%(B)     0.75%(B)     0.76%(B)     0.76%(B)
Ratio of Net Investment Income to Average
 Net Assets..................................       1.76%(C)(E)     2.69%        3.20%        2.69%        3.54%        2.61%
Portfolio Turnover Rate......................          2%(D)         N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        WORLD EX U.S. TARGETED VALUE PORTFOLIO
                                                               -------------------------------------------------
                                                                                                            PERIOD
                                                                 YEAR      YEAR       YEAR      YEAR       NOV. 1,
                                                                ENDED     ENDED      ENDED     ENDED      2012(A) TO
                                                               OCT. 31,  OCT. 31,   OCT. 31,  OCT. 31,     OCT. 31,
                                                                 2017      2016       2015      2014         2013
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................... $  12.04  $  11.44  $  12.08   $  12.46   $ 10.00
                                                               --------  --------  --------   --------   -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................     0.28      0.25      0.23       0.23      0.20
 Net Gains (Losses) on Securities (Realized and Unrealized)...     3.01      0.55     (0.58)     (0.22)     2.46
                                                               --------  --------  --------   --------   -------
   Total from Investment Operations...........................     3.29      0.80     (0.35)      0.01      2.66
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................    (0.27)    (0.20)    (0.26)     (0.24)    (0.20)
 Net Realized Gains...........................................       --        --     (0.03)     (0.15)       --
                                                               --------  --------  --------   --------   -------
   Total Distributions........................................    (0.27)    (0.20)    (0.29)     (0.39)    (0.20)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................................ $  15.06  $  12.04  $  11.44   $  12.08   $ 12.46
=============================================================  ========  ========  ========   ========  ==========
Total Return..................................................    27.61%     7.18%    (2.88)%     0.06%    26.90%(D)
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......................... $466,504  $281,212  $227,731   $151,096   $96,010
Ratio of Expenses to Average Net Assets.......................     0.67%     0.76%     0.65%      0.69%     0.79%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly) (B)..............................................     0.67%     0.77%     1.06%      1.17%     1.27%(C)(E)
Ratio of Net Investment Income to Average Net Assets..........     2.04%     2.18%     1.95%      1.84%     1.78%(C)(E)
Portfolio Turnover Rate.......................................       17%       28%        1%       N/A       N/A
------------------------------------------------------------------------------------------------------------------------

                                                                             WORLD EX U.S. CORE EQUITY PORTFOLIO
                                                               ---------------------------------------------------------
                                                                                                                   PERIOD
                                                                  YEAR        YEAR         YEAR        YEAR       APRIL 9,
                                                                 ENDED       ENDED        ENDED       ENDED      2013(A) TO
                                                                OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,
                                                                  2017        2016         2015        2014         2013
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................... $     9.93  $     9.83  $    10.49   $  10.77    $  10.00
                                                               ----------  ----------  ----------   --------    --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................       0.27        0.26        0.26       0.28        0.18
 Net Gains (Losses) on Securities (Realized and Unrealized)...       2.21        0.08       (0.72)     (0.27)       0.77
                                                               ----------  ----------  ----------   --------    --------
   Total from Investment Operations...........................       2.48        0.34       (0.46)      0.01        0.95
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................      (0.26)      (0.24)      (0.20)     (0.28)      (0.18)
 Net Realized Gains...........................................         --          --          --      (0.01)         --
                                                               ----------  ----------  ----------   --------    --------
   Total Distributions........................................      (0.26)      (0.24)      (0.20)     (0.29)      (0.18)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................................ $    12.15  $     9.93  $     9.83   $  10.49    $  10.77
=============================================================  ==========  ==========  ==========   ========   ==========
Total Return..................................................      25.33%       3.58%      (4.50)%    (0.04)%      9.62%(D)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......................... $2,805,367  $1,656,445  $1,170,828   $406,648    $129,720
Ratio of Expenses to Average Net Assets.......................       0.40%       0.47%       0.47%      0.47%       0.47%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly) (B)..............................................       0.40%       0.47%       0.52%      0.88%       0.97%(C)(E)
Ratio of Net Investment Income to Average Net Assets..........       2.48%       2.67%       2.54%      2.59%       3.12%(C)(E)
Portfolio Turnover Rate.......................................          4%          1%          1%       N/A         N/A
-------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       WORLD CORE EQUITY PORTFOLIO
                                                                             -----------------------------------------------
                                                                               YEAR      YEAR       YEAR      YEAR     YEAR
                                                                              ENDED     ENDED      ENDED     ENDED    ENDED
                                                                             OCT. 31,  OCT. 31,   OCT. 31,  OCT. 31, OCT. 31,
                                                                               2017      2016       2015      2014     2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $  13.14  $  12.94  $  13.33   $ 12.71   $10.24
                                                                             --------  --------  --------   -------   ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................     0.29      0.27      0.26      0.17     0.23
  Net Gains (Losses) on Securities (Realized and Unrealized)................     2.98      0.20     (0.35)     0.87     2.47
                                                                             --------  --------  --------   -------   ------
   Total from Investment Operations.........................................     3.27      0.47     (0.09)     1.04     2.70
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................    (0.30)    (0.26)    (0.26)    (0.24)   (0.23)
  Net Realized Gains........................................................    (0.05)    (0.01)    (0.04)    (0.18)      --
                                                                             --------  --------  --------   -------   ------
   Total Distributions......................................................    (0.35)    (0.27)    (0.30)    (0.42)   (0.23)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $  16.06  $  13.14  $  12.94   $ 13.33   $12.71
============================================================================ ========  ========  ========   ======== ========
Total Return................................................................    25.14%     3.73%    (0.61)%    8.36%   26.77%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $546,891  $370,229  $202,655   $75,707   $1,728
Ratio of Expenses to Average Net Assets (B).................................     0.35%     0.35%     0.35%     0.35%    0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor) (B).......     0.60%     0.64%     0.65%     0.97%    5.71%
Ratio of Net Investment Income to Average Net Assets........................     1.95%     2.14%     1.95%     1.27%    2.01%
------------------------------------------------------------------------------------------------------------------------------

                                                                                SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
                                                                             ------------------------------------------------
                                                                               YEAR      YEAR       YEAR      YEAR      YEAR
                                                                              ENDED     ENDED      ENDED     ENDED     ENDED
                                                                             OCT. 31,  OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,
                                                                               2017      2016       2015      2014      2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................................... $  13.67  $  13.50  $  14.20   $  13.63  $ 10.87
                                                                             --------  --------  --------   --------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..........................................     0.29      0.26      0.27       0.27     0.24
  Net Gains (Losses) on Securities (Realized and Unrealized)................     2.98      0.30     (0.34)      0.76     2.65
                                                                             --------  --------  --------   --------  -------
   Total from Investment Operations.........................................     3.27      0.56     (0.07)      1.03     2.89
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.....................................................    (0.30)    (0.35)    (0.42)     (0.32)   (0.10)
  Net Realized Gains........................................................    (0.12)    (0.04)    (0.21)     (0.14)   (0.03)
                                                                             --------  --------  --------   --------  -------
   Total Distributions......................................................    (0.42)    (0.39)    (0.63)     (0.46)   (0.13)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................................ $  16.52  $  13.67  $  13.50   $  14.20  $ 13.63
============================================================================ ========  ========  ========   ========  ========
Total Return................................................................    24.54%     4.32%    (0.34)%     7.83%   26.86%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................................... $402,204  $289,904  $245,106   $147,276  $91,348
Ratio of Expenses to Average Net Assets (B).................................     0.35%     0.35%     0.40%      0.40%    0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor) (B).......     0.62%     0.64%     0.66%      0.69%    0.72%
Ratio of Net Investment Income to Average Net Assets........................     1.90%     2.03%     1.93%      1.94%    1.93%
------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                EMERGING MARKETS PORTFOLIO
                                                               -----------------------------------------------------------
                                                                  YEAR        YEAR         YEAR        YEAR        YEAR
                                                                 ENDED       ENDED        ENDED       ENDED       ENDED
                                                                OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                  2017        2016         2015        2014        2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $    24.12  $    22.17  $    26.64   $    26.97  $    26.06
                                                               ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................       0.49        0.45        0.49         0.56        0.52
 Net Gains (Losses) on Securities (Realized and Unrealized)...       5.43        1.95       (4.54)       (0.20)       1.17
                                                               ----------  ----------  ----------   ----------  ----------
   Total from Investment Operations...........................       5.92        2.40       (4.05)        0.36        1.69
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................      (0.49)      (0.45)      (0.42)       (0.53)      (0.50)
 Net Realized Gains...........................................         --          --          --        (0.16)      (0.28)
                                                               ----------  ----------  ----------   ----------  ----------
   Total Distributions........................................      (0.49)      (0.45)      (0.42)       (0.69)      (0.78)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $    29.55  $    24.12  $    22.17   $    26.64  $    26.97
=============================================================  ==========  ==========  ==========   ==========  ==========
Total Return..................................................      24.83%      11.01%     (15.24)%       1.33%       6.58%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $6,632,914  $4,915,400  $4,321,530   $4,073,698  $3,655,740
Ratio of Expenses to Average Net Assets (B)...................       0.50%       0.56%       0.57%        0.56%       0.57%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B)...............................       0.60%       0.66%       0.60%        0.56%       0.57%
Ratio of Net Investment Income to Average Net Assets..........       1.88%       2.04%       1.97%        2.11%       1.97%
----------------------------------------------------------------------------------------------------------------------------

                                                                           EMERGING MARKETS SMALL CAP PORTFOLIO
                                                               -----------------------------------------------------------
                                                                  YEAR        YEAR         YEAR        YEAR        YEAR
                                                                 ENDED       ENDED        ENDED       ENDED       ENDED
                                                                OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                  2017        2016         2015        2014        2013
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $    20.39  $    18.51  $    21.42   $    21.10  $    20.33
                                                               ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................       0.49        0.45        0.43         0.43        0.40
 Net Gains (Losses) on Securities (Realized and Unrealized)...       3.58        2.04       (2.53)        0.62        1.37
                                                               ----------  ----------  ----------   ----------  ----------
   Total from Investment Operations...........................       4.07        2.49       (2.10)        1.05        1.77
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................      (0.51)      (0.47)      (0.41)       (0.40)      (0.39)
 Net Realized Gains...........................................      (0.46)      (0.14)      (0.40)       (0.33)      (0.61)
                                                               ----------  ----------  ----------   ----------  ----------
   Total Distributions........................................      (0.97)      (0.61)      (0.81)       (0.73)      (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $    23.49  $    20.39  $    18.51   $    21.42  $    21.10
=============================================================  ==========  ==========  ==========   ==========  ==========
Total Return..................................................      21.00%      13.96%      (9.88)%       5.12%       8.92%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $7,249,717  $5,459,509  $4,845,174   $4,860,603  $4,041,863
Ratio of Expenses to Average Net Assets (B)...................       0.73%       0.72%       0.73%        0.72%       0.75%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B)...............................       0.93%       0.92%       0.78%        0.72%       0.75%
Ratio of Net Investment Income to Average Net Assets..........       2.32%       2.43%       2.16%        2.02%       1.91%
---------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            EMERGING MARKETS VALUE PORTFOLIO-CLASS R2 SHARES
                                                                            ----------------------------------------------
                                                                              YEAR      YEAR     YEAR      YEAR      YEAR
                                                                             ENDED     ENDED    ENDED     ENDED     ENDED
                                                                            OCT. 31,  OCT. 31, OCT. 31,  OCT. 31,  OCT. 31,
                                                                              2017      2016     2015      2014      2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year......................................... $ 24.71   $ 22.18  $ 27.79   $ 29.27   $  28.21
                                                                            -------   -------  -------   -------   --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)..........................................    0.31      0.46     0.49      0.59       0.47
 Net Gains (Losses) on Securities (Realized and Unrealized)................    5.60      2.75    (5.61)    (1.10)      1.68
                                                                            -------   -------  -------   -------   --------
   Total from Investment Operations........................................    5.91      3.21    (5.12)    (0.51)      2.15
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.....................................................   (0.49)    (0.68)   (0.49)    (0.55)     (0.50)
 Net Realized Gains........................................................      --        --       --     (0.42)     (0.59)
                                                                            -------   -------  -------   -------   --------
   Total Distributions.....................................................   (0.49)    (0.68)   (0.49)    (0.97)     (1.09)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................................... $ 30.13   $ 24.71  $ 22.18   $ 27.79   $  29.27
==========================================================================  ========  ======== ========  ========  ========
Total Return...............................................................   24.11%    14.98%  (18.49)%   (1.75)%     7.75%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................................ $31,198   $97,923  $74,076   $99,066   $106,070
Ratio of Expenses to Average Net Assets (B)................................    0.81%     0.81%    0.81%     0.80%      0.82%
Ratio of Expenses to Average Net Assets (Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived Fees Recovered by Advisor and Fees
 Paid Indirectly) (B)......................................................    0.91%     0.91%    0.84%     0.80%      0.82%
Ratio of Net Investment Income to Average Net Assets.......................    1.19%     2.08%    1.93%     2.09%      1.65%
----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  EMERGING MARKETS VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                               -----------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR          YEAR          YEAR
                                                                  ENDED        ENDED        ENDED         ENDED         ENDED
                                                                 OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,      OCT. 31,
                                                                   2017         2016         2015          2014          2013
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $     24.84  $     22.22  $     27.81   $     29.28   $     28.22
                                                               -----------  -----------  -----------   -----------   -----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.61         0.51         0.54          0.66          0.55
 Net Gains (Losses) on Securities (Realized and Unrealized)...        5.40         2.77        (5.60)        (1.10)         1.67
                                                               -----------  -----------  -----------   -----------   -----------
   Total from Investment Operations...........................        6.01         3.28        (5.06)        (0.44)         2.22
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.53)       (0.66)       (0.53)        (0.61)        (0.57)
 Net Realized Gains...........................................          --           --           --         (0.42)        (0.59)
                                                               -----------  -----------  -----------   -----------   -----------
   Total Distributions........................................       (0.53)       (0.66)       (0.53)        (1.03)        (1.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $     30.32  $     24.84  $     22.22   $     27.81   $     29.28
=============================================================  ===========  ===========  ===========   ===========   ===========
Total Return..................................................       24.41%       15.23%      (18.27)%       (1.51)%        8.01%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $19,383,230  $16,304,321  $14,834,888   $18,647,276   $19,162,837
Ratio of Expenses to Average Net Assets (B)...................        0.57%        0.56%        0.56%         0.55%         0.57%
Ratio of Expenses to Average Net Assets (Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and Fees Paid Indirectly) (B)...........        0.67%        0.66%        0.59%         0.55%         0.57%
Ratio of Net Investment Income to Average Net Assets..........        2.23%        2.31%        2.12%         2.35%         1.91%
---------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            EMERGING MARKETS CORE EQUITY PORTFOLIO
                                                               ----------------------------------------------------------------
                                                                   YEAR         YEAR         YEAR          YEAR         YEAR
                                                                  ENDED        ENDED        ENDED         ENDED        ENDED
                                                                 OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,     OCT. 31,
                                                                   2017         2016         2015          2014         2013
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year............................ $     18.40  $     16.81  $     20.08   $     20.09  $     19.00
                                                               -----------  -----------  -----------   -----------  -----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).............................        0.42         0.37         0.39          0.42         0.39
 Net Gains (Losses) on Securities (Realized and Unrealized)...        3.95         1.59        (3.29)        (0.03)        1.07
                                                               -----------  -----------  -----------   -----------  -----------
   Total from Investment Operations...........................        4.37         1.96        (2.90)         0.39         1.46
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........................................       (0.39)       (0.37)       (0.37)        (0.40)       (0.37)
                                                               -----------  -----------  -----------   -----------  -----------
   Total Distributions........................................       (0.39)       (0.37)       (0.37)        (0.40)       (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year.................................. $     22.38  $     18.40  $     16.81   $     20.08  $     20.09
=============================================================  ===========  ===========  ===========   ===========  ===========
Total Return..................................................       24.02%       11.87%      (14.49)%        1.89%        7.75%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $27,085,722  $18,712,966  $14,856,878   $15,727,547  $13,020,962
Ratio of Expenses to Average Net Assets.......................        0.55%        0.61%        0.62%         0.61%        0.63%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees Paid Indirectly)..........        0.56%        0.61%        0.62%         0.61%        0.63%
Ratio of Net Investment Income to Average Net Assets..........        2.08%        2.20%        2.06%         2.10%        1.97%
Portfolio Turnover Rate.......................................           4%           3%           5%            2%           1%
--------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, of which thirty-four (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   Of the Portfolios, seven invest all of their assets in a corresponding series of The DFA Investment Trust Company ("DFAITC") and one invests in the Dimensional Emerging Markets Value Fund ("DEM"). International Small Company Portfolio invests in five Portfolios (the "Master Fund" or "Underlying Fund") within DFAITC. Global Small Company Portfolio invests in seven Master/Underlying Funds within the Fund and DFAITC. DFA Global Real Estate Securities Portfolio invests in two Master/Underlying Funds within the Fund and directly in securities. World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Master/Underlying Funds within the Fund. At October 31, 2017, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

                                                                                         PERCENTAGE
                                                                                          OWNERSHIP
FEEDER FUNDS                                   MASTER/UNDERLYING FUNDS                   AT 10/31/17
------------                                   -----------------------                   -----------
U.S. Large Cap Value Portfolio                 The U.S. Large Cap Value Series               86%
Japanese Small Company Portfolio               The Japanese Small Company Series             16%
Asia Pacific Small Company Portfolio           The Asia Pacific Small Company Series         18%
United Kingdom Small Company Portfolio         The United Kingdom Small Company Series        2%
Continental Small Company Portfolio            The Continental Small Company Series          10%
Emerging Markets Portfolio                     The Emerging Markets Series                   99%
Emerging Markets Small Cap Portfolio           The Emerging Markets Small Cap Series         99%
Emerging Markets Value Portfolio               Dimensional Emerging Markets Value Fund       99%

                                                                                         PERCENTAGE
                                                                                          OWNERSHIP
FUND OF FUNDS                                  MASTER/UNDERLYING FUNDS                   AT 10/31/17
-------------                                  -----------------------                   -----------
International Small Company Portfolio          The Continental Small Company Series          89%
                                               The Japanese Small Company Series             84%
                                               The United Kingdom Small Company Series       96%
                                               The Asia Pacific Small Company Series         82%
                                               The Canadian Small Company Series             98%
Global Small Company Portfolio                 U.S. Small Cap Portfolio                      --*
                                               The Continental Small Company Series          --*
                                               The Japanese Small Company Series             --*
                                               The Asia Pacific Small Company Series         --*
                                               The United Kingdom Small Company Series       --*
                                               The Emerging Markets Small Cap Series         --*
                                               The Canadian Small Company Series             --*
DFA Global Real Estate Securities Portfolio**  DFA Real Estate Securities Portfolio          19%
                                               DFA International Real Estate Securities      43%
                                                 Portfolio

                                                                                         PERCENTAGE
                                                                                          OWNERSHIP
FUND OF FUNDS                               MASTER/UNDERLYING FUNDS                      AT 10/31/17
-------------                               -----------------------                      -----------
World ex U.S. Value Portfolio               Dimensional Emerging Markets Value Fund          --*
                                            DFA International Small Cap Value Portfolio      --*
                                            The DFA International Value Series                1%
World Core Equity Portfolio                 U.S. Core Equity 1 Portfolio                      1%
                                            International Core Equity Portfolio               1%
                                            Emerging Markets Core Equity Portfolio           --*
Selectively Hedged Global Equity Portfolio  U.S. Core Equity 2 Portfolio                      1%
                                            International Core Equity Portfolio               1%
                                            Emerging Markets Core Equity Portfolio           --*

* Amounts designated as -- are less than 1%.

**DFA Global Real Estate Securities Portfolio invests in two Master/Underlying
  Funds as indicated and securities listed on its Summary Schedule of Investments.

   To achieve its investment objective, each feeder fund (collectively, "Feeder Funds") and Fund of Funds invests primarily in corresponding Master Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Master/Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invest in short-term temporary cash investments and futures. In addition, each international and global Fund of Funds may engage in forward currency contracts.

   The financial statements of the Feeder Funds' Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio and International High Relative Profitability Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds', International

Small Company Portfolio's, Global Small Company Portfolio's and World ex U.S. Value Portfolio's investments in Series of DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios, Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio and World ex U.S. Value Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio and Emerging Markets Core Equity Portfolio are subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to all Portfolios.

   For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              Enhanced U.S. Large Company Portfolio........ 0.20%
              U.S. Large Cap Equity Portfolio.............. 0.15%
              U.S. Large Cap Value Portfolio............... 0.25%
              U.S. Targeted Value Portfolio................ 0.35%
              U.S. Small Cap Value Portfolio............... 0.50%
              U.S. Core Equity 1 Portfolio................. 0.17%
              U.S. Core Equity 2 Portfolio................. 0.20%
              U.S. Vector Equity Portfolio................. 0.30%
              U.S. Small Cap Portfolio..................... 0.35%
              U.S. Micro Cap Portfolio..................... 0.50%
              U.S. High Relative Profitability Portfolio... 0.20%
              DFA Real Estate Securities Portfolio......... 0.17%
              Large Cap International Portfolio (1)........ 0.21%

              International Core Equity Portfolio (2)...... 0.29%
              International Small Company Portfolio........ 0.40%
              Global Small Company Portfolio............... 0.45%
              Japanese Small Company Portfolio............. 0.50%
              Asia Pacific Small Company Portfolio......... 0.50%
              United Kingdom Small Company Portfolio....... 0.50%
              Continental Small Company Portfolio.......... 0.50%
              DFA International Real Estate Securities
                Portfolio.................................. 0.25%
              DFA Global Real Estate Securities Portfolio.. 0.20%
              DFA International Small Cap Value Portfolio.. 0.65%
              International Vector Equity Portfolio........ 0.45%
              International High Relative Profitability
                Portfolio.................................. 0.25%
              World ex U.S. Value Portfolio................ 0.47%
              World ex U.S. Targeted Value Portfolio....... 0.58%
              World ex U.S. Core Equity Portfolio (3)...... 0.34%
              World Core Equity Portfolio.................. 0.30%
              Selectively Hedged Global Equity Portfolio... 0.30%
              Emerging Markets Portfolio (4)............... 0.44%
              Emerging Markets Small Cap Portfolio......... 0.65%
              Emerging Markets Value Portfolio............. 0.50%
              Emerging Markets Core Equity Portfolio (5)... 0.49%

   (1) Effective February 28, 2017, the Large Cap International Portfolio's investment management fee was reduced from 0.25% to 0.20%.

   (2) Effective February 28, 2017, the International Core Equity Portfolio's investment management fee was reduced from 0.35% to 0.27%.

   (3) Effective February 28, 2017, the World ex U.S. Core Equity Portfolio's investment management fee was reduced from 0.40% to 0.32%.

   (4) Effective February 28, 2017, the Emerging Markets Portfolio's investment management fee was reduced from 0.50% to 0.42%.

   (5) Effective February 28, 2017, the Emerging Markets Core Equity Portfolio's investment management fee was reduced from 0.55% to 0.47%.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the non-Feeder Funds below, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2018 (and February 28, 2019 with respect to the U.S. and International High Relative Profitability Portfolios), and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement for such Portfolios shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. For the year ended October 31, 2017, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Fund, on behalf of the

Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than 36 months before the date of recovery.

                                                                                      PREVIOUSLY       NET WAIVED FEES/
                                                                      RECOVERY       WAIVED FEES/      EXPENSES ASSUMED
                                                        EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  (RECOVERED PREVIOUSLY
                                                       LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE     WAIVED FEES/
INSTITUTIONAL CLASS SHARES                               AMOUNT   EXPENSES ASSUMED     RECOVERY        EXPENSES ASSUMED)
--------------------------                             ---------- ---------------- ----------------- ---------------------
Enhanced U.S. Large Company Portfolio (1).............    0.15%            --           $   158             $   158
U.S. Large Cap Equity Portfolio (1)...................    0.19%            --                --                  --
U.S. Large Cap Value Portfolio (2)....................    0.25%            --                --              21,047
U.S. Targeted Value Portfolio (3).....................    0.50%            --                --                  --
U.S. Core Equity 1 Portfolio (1)......................    0.23%            --                --                  --
U.S. Core Equity 2 Portfolio (1)......................    0.26%            --                --                  --
U.S. Vector Equity Portfolio (1)......................    0.36%            --                --                  --
U.S. High Relative Profitability Portfolio (4)........    0.25%            --                56                  56
DFA Real Estate Securities Portfolio (1)..............    0.18%        $    1             2,068                 737
Large Cap International Portfolio (1).................    0.24%           227                40                  40
International Core Equity Portfolio (1)...............    0.30%           236             2,592               2,592
International Small Company Portfolio (5).............    0.45%            --                --                  --
Global Small Company Portfolio (4)....................    0.49%            --                57                  57
Japanese Small Company Portfolio (6)..................    0.47%            --                --                 558
Asia Pacific Small Company Portfolio (6)..............    0.47%            --                --                 279
United Kingdom Small Company Portfolio (6)............    0.47%            --                23                  52
Continental Small Company Portfolio (6)...............    0.47%            --                --                 425
DFA International Real Estate Securities Portfolio (7)    0.29%            --                --                  --
DFA Global Real Estate Securities Portfolio (8).......    0.24%            --            20,528               7,281
International Vector Equity Portfolio (1).............    0.60%            --                --                  --
International High Relative Profitability
  Portfolio (4).......................................    0.35%            --                62                  62
World ex U.S. Value Portfolio (9).....................    0.60%            --             1,146                 480
World ex U.S. Targeted Value Portfolio (10)...........    0.80%            --               839                  --
World ex U.S. Core Equity Portfolio (11)..............    0.39%           260               960                  56
World Core Equity Portfolio (12)......................    0.35%            60             2,377               1,102
Selectively Hedged Global Equity Portfolio (13).......    0.40%            --             2,284                 912
Emerging Markets Portfolio (14).......................    0.49%            --                --               5,677
Emerging Markets Small Cap Portfolio (2)..............    0.65%            --                --              12,617
Emerging Markets Value Portfolio (2)..................    0.50%            --                --              17,805
Emerging Markets Core Equity Portfolio (1)............    0.54%         1,535             1,257               1,257

CLASS R1 SHARES
---------------
U.S. Targeted Value Portfolio (15)....................    0.62%            --                --                  --

CLASS R2 SHARES
---------------
U.S. Targeted Value Portfolio (15)....................    0.77%            --                --                  --
Emerging Markets Value Portfolio (16).................    0.96%            --                --                  51

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio's ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. The Fee Waiver Agreements for the Enhanced U.S. Large Company Portfolio and Large Cap International Portfolio became effective on April 3, 2017 and January 1, 2017, respectively. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio's and Emerging Markets Core Equity Portfolio's Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.

   (2) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis.

   (3) The Advisor has contractually agreed to waive its management fee and to assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.

   (4) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (5) Effective July 21, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the Expense Limitation Amount listed above.

   (6) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.47% of the average net assets of a class of a Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume each Portfolio's other direct expenses to the extent necessary to limit the direct expenses of each Portfolio to the Expense Limitation Amount listed above. The Fee Waiver Agreement did not include the indirect expenses each Portfolio bore as a shareholder of its Master Fund.

   (7) Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

   Prior to February 28, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.65% of the Portfolio's average net assets on an annualized basis.

   (8) Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

   From February 28, 2012 to February 27, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.32% of the Portfolio's average net assets on an annualized basis.

   (9) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.47% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds' management fees have been offset (the "Remaining Management Fee")) to the extent necessary to reduce the Portfolio's ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. Further, at any time that the Portfolio Expenses of the Portfolio are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount, as listed above.

   (10) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.58% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (11) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (12) Effective June 27, 2014, the Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio's proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). Prior to June 27, 2014, the Expense Limitation Amount was 0.40% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.

   (13) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (14) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.42% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

   (15) The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Class R1 shares or Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.

   (16) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the "Annualized Expense Ratio"). At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than the Annualized Expense Ratio listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and does not cause the annualized expense ratio of the Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio, as listed above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

EARNED INCOME CREDIT:

   In addition, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                              FEES PAID
                                                              INDIRECTLY
                                                              ----------
        Enhanced U.S. Large Company Portfolio................   $    8
        Large Cap International Portfolio....................      402
        International Core Equity Portfolio..................    2,290
        DFA International Real Estate Securities Portfolio...      470
        DFA International Small Cap Value Portfolio..........      851
        International Vector Equity Portfolio................       61
        International High Relative Profitability Portfolio..        8
        World ex U.S. Targeted Value Portfolio...............       15
        World ex U.S. Core Equity Portfolio..................      145
        Emerging Markets Core Equity Portfolio...............    1,907

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

          Enhanced U.S. Large Company Portfolio................ $ 11
          U.S. Large Cap Equity Portfolio......................   10
          U.S. Large Cap Value Portfolio.......................  513
          U.S. Targeted Value Portfolio........................  182
          U.S. Small Cap Value Portfolio.......................  430
          U.S. Core Equity 1 Portfolio.........................  310
          U.S. Core Equity 2 Portfolio.........................  409
          U.S. Vector Equity Portfolio.........................  110
          U.S. Small Cap Portfolio.............................  298
          U.S. Micro Cap Portfolio.............................  201
          U.S. High Relative Profitability Portfolio...........   --*
          DFA Real Estate Securities Portfolio.................  193

          Large Cap International Portfolio.................... $111
          International Core Equity Portfolio..................  395
          International Small Company Portfolio................  331
          Global Small Company Portfolio.......................   --*
          Japanese Small Company Portfolio.....................   14
          Asia Pacific Small Company Portfolio.................    9
          United Kingdom Small Company Portfolio...............    2
          Continental Small Company Portfolio..................    9
          DFA International Real Estate Securities Portfolio...   87
          DFA Global Real Estate Securities Portfolio..........   85
          DFA International Small Cap Value Portfolio..........  462
          International Vector Equity Portfolio................   37
          International High Relative Profitability Portfolio..   --*
          World ex U.S. Value Portfolio........................    3
          World ex U.S. Targeted Value Portfolio...............    4
          World ex U.S. Core Equity Portfolio..................   19
          World Core Equity Portfolio..........................    4
          Selectively Hedged Global Equity Portfolio...........    4
          Emerging Markets Portfolio...........................  151
          Emerging Markets Small Cap Portfolio.................  134
          Emerging Markets Value Portfolio.....................  602
          Emerging Markets Core Equity Portfolio...............  409

* Amounts are less than $500.

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios' transactions related to investment securities, other than short-term securities (amounts in thousands), were as follows:

                                                       U.S. GOVERNMENT     OTHER INVESTMENT
                                                          SECURITIES          SECURITIES
                                                      ------------------ ---------------------
                                                      PURCHASES  SALES   PURCHASES    SALES
                                                      --------- -------- ---------- ----------
Enhanced U.S. Large Company Portfolio................ $155,401  $131,314 $  251,994 $  190,834
U.S. Large Cap Equity Portfolio......................       --        --    282,550    110,308
U.S. Targeted Value Portfolio........................       --        --  3,504,187  2,211,537
U.S. Small Cap Value Portfolio.......................       --        --  3,818,928  3,403,460
U.S. Core Equity 1 Portfolio.........................       --        --  3,030,255    625,507
U.S. Core Equity 2 Portfolio.........................       --        --  3,127,021    996,803
U.S. Vector Equity Portfolio.........................       --        --    632,779    454,216
U.S. Small Cap Portfolio.............................       --        --  3,680,593  2,141,958
U.S. Micro Cap Portfolio.............................       --        --    901,923    891,742
U.S. High Relative Profitability Portfolio...........       --        --    130,627         --
DFA Real Estate Securities Portfolio.................       --        --    996,308     93,691
Large Cap International Portfolio....................       --        --    793,207    411,646
International Core Equity Portfolio..................       --        --  5,314,722  1,226,825
DFA International Real Estate Securities Portfolio...       --        --  1,319,906     60,620
DFA Global Real Estate Securities Portfolio..........       --        --  1,794,179    122,190
DFA International Small Cap Value Portfolio..........       --        --  3,064,079  3,154,788
International Vector Equity Portfolio................       --        --    294,858    103,411
International High Relative Profitability Portfolio..       --        --     64,964      1,249
World ex U.S. Targeted Value Portfolio...............       --        --    165,388     63,212
World ex U.S. Core Equity Portfolio..................       --        --    789,239     88,974
Emerging Markets Core Equity Portfolio...............       --        --  4,810,011    905,023

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                         NET REALIZED                                        DIVIDEND
                                                         GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                         ON SALES OF   UNREALIZED                           AFFILIATED
                       BALANCE AT  PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                        10/31/16    AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                      ---------- ----------- ---------- ------------ ------------- ---------- ------------ -----------
ENHANCED U.S. LARGE
 COMPANY PORTFOLIO
DFA Short Term
 Investment Fund......         -- $    58,705 $   55,678    $   1         $  (1)    $    3,027       262      $    20
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL.................         -- $    58,705 $   55,678    $   1         $  (1)    $    3,027       262      $    20
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. LARGE CAP EQUITY
 PORTFOLIO
DFA Short Term
 Investment Fund...... $   46,037 $   179,364 $  184,140       --         $  (7)    $   41,253     3,565      $   345
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $   46,037 $   179,364 $  184,140       --         $  (7)    $   41,253     3,565      $   345
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. TARGETED VALUE
 PORTFOLIO
DFA Short Term
 Investment Fund...... $1,240,541 $ 6,386,480 $5,956,063    $  (1)        $(188)    $1,670,768   144,393      $14,893
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $1,240,541 $ 6,386,480 $5,956,063    $  (1)        $(188)    $1,670,768   144,393      $14,893
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. SMALL CAP VALUE
 PORTFOLIO
DFA Short Term
 Investment Fund...... $1,802,024 $ 6,928,776 $6,896,311    $  22         $(217)    $1,834,294   158,525      $18,916
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $1,802,024 $ 6,928,776 $6,896,311    $  22         $(217)    $1,834,294   158,525      $18,916
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. CORE EQUITY 1
 PORTFOLIO
DFA Short Term
 Investment Fund...... $1,416,231 $ 8,238,839 $8,014,001    $ (35)        $(188)    $1,640,846   141,807      $17,129
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $1,416,231 $ 8,238,839 $8,014,001    $ (35)        $(188)    $1,640,846   141,807      $17,129
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. CORE EQUITY 2
 PORTFOLIO
DFA Short Term
 Investment Fund...... $1,865,190 $ 8,155,788 $7,729,357    $  31         $(261)    $2,291,391   198,029      $20,619
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $1,865,190 $ 8,155,788 $7,729,357    $  31         $(261)    $2,291,391   198,029      $20,619
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. VECTOR EQUITY
 PORTFOLIO
DFA Short Term
 Investment Fund...... $  509,342 $ 1,890,875 $1,827,962    $   5         $ (57)    $  572,203    49,451      $ 5,509
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $  509,342 $ 1,890,875 $1,827,962    $   5         $ (57)    $  572,203    49,451      $ 5,509
                       ========== =========== ==========    =====         =====     ==========   =======      =======

U.S. SMALL CAP
 PORTFOLIO
DFA Short Term
 Investment Fund...... $2,565,605 $10,291,293 $9,273,767    $(107)        $(345)    $3,582,679   309,626      $32,487
                       ---------- ----------- ----------    -----         -----     ----------   -------      -------
TOTAL................. $2,565,605 $10,291,293 $9,273,767    $(107)        $(345)    $3,582,679   309,626      $32,487
                       ========== =========== ==========    =====         =====     ==========   =======      =======

                       CAPITAL GAIN
                       DISTRIBUTIONS
                           FROM
                        AFFILIATED
                        INVESTMENT
-                      -------------
ENHANCED U.S. LARGE
 COMPANY PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. LARGE CAP EQUITY
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. TARGETED VALUE
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. SMALL CAP VALUE
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. CORE EQUITY 1
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. CORE EQUITY 2
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. VECTOR EQUITY
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

U.S. SMALL CAP
 PORTFOLIO
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==


                                                           NET REALIZED                                        DIVIDEND
                                                           GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                           ON SALES OF   UNREALIZED                           AFFILIATED
                          BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                           10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                         ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
U.S. MICRO CAP
 PORTFOLIO
DFA Short Term
 Investment Fund......... $  804,805 $2,986,300 $2,703,756     $ 12         $(105)    $1,087,256    93,964      $ 8,676
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL.................... $  804,805 $2,986,300 $2,703,756     $ 12         $(105)    $1,087,256    93,964      $ 8,676
                          ========== ========== ==========     ====         =====     ==========   =======      =======

U.S. HIGH RELATIVE
 PROFITABILITY PORTFOLIO
DFA Short Term
 Investment Fund.........         -- $   30,332 $   22,318     $ (1)        $  (1)    $    8,012       692      $    28
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL....................         -- $   30,332 $   22,318     $ (1)        $  (1)    $    8,012       692      $    28
                          ========== ========== ==========     ====         =====     ==========   =======      =======

DFA REAL ESTATE
 SECURITIES PORTFOLIO
DFA Short Term
 Investment Fund......... $  461,557 $3,026,892 $3,071,363     $(67)        $ (61)    $  416,958    36,035      $ 5,244
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL.................... $  461,557 $3,026,892 $3,071,363     $(67)        $ (61)    $  416,958    36,035      $ 5,244
                          ========== ========== ==========     ====         =====     ==========   =======      =======

LARGE CAP INTERNATIONAL
 PORTFOLIO
DFA Short Term
 Investment Fund......... $  207,774 $1,495,874 $1,429,941     $ 51         $ (72)    $  273,686    23,653      $ 2,322
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL.................... $  207,774 $1,495,874 $1,429,941     $ 51         $ (72)    $  273,686    23,653      $ 2,322
                          ========== ========== ==========     ====         =====     ==========   =======      =======

INTERNATIONAL CORE
 EQUITY PORTFOLIO
DFA Short Term
 Investment Fund......... $1,236,638 $5,405,700 $4,931,321     $ 10         $(168)    $1,710,859   147,858      $15,665
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL.................... $1,236,638 $5,405,700 $4,931,321     $ 10         $(168)    $1,710,859   147,858      $15,665
                          ========== ========== ==========     ====         =====     ==========   =======      =======

GLOBAL SMALL COMPANY
 PORTFOLIO
U.S. Small Cap
 Portfolio...............         -- $    7,263 $      201     $ (6)        $ 517     $    7,573       208           --
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL....................         -- $    7,263 $      201     $ (6)        $ 517     $    7,573       208           --
                          ========== ========== ==========     ====         =====     ==========   =======      =======

DFA INTERNATIONAL REAL
 ESTATE SECURITIES
 PORTFOLIO
DFA Short Term
 Investment Fund......... $  157,926 $2,280,745 $2,253,075     $ 21         $ (17)    $  185,600    16,040      $ 1,784
                          ---------- ---------- ----------     ----         -----     ----------   -------      -------
TOTAL.................... $  157,926 $2,280,745 $2,253,075     $ 21         $ (17)    $  185,600    16,040      $ 1,784
                          ========== ========== ==========     ====         =====     ==========   =======      =======

                          CAPITAL GAIN
                          DISTRIBUTIONS
                              FROM
                           AFFILIATED
                           INVESTMENT
-                         -------------
U.S. MICRO CAP
 PORTFOLIO
DFA Short Term
 Investment Fund.........      --
                               --
TOTAL....................      --
                               ==

U.S. HIGH RELATIVE
 PROFITABILITY PORTFOLIO
DFA Short Term
 Investment Fund.........      --
                               --
TOTAL....................      --
                               ==

DFA REAL ESTATE
 SECURITIES PORTFOLIO
DFA Short Term
 Investment Fund.........      --
                               --
TOTAL....................      --
                               ==

LARGE CAP INTERNATIONAL
 PORTFOLIO
DFA Short Term
 Investment Fund.........      --
                               --
TOTAL....................      --
                               ==

INTERNATIONAL CORE
 EQUITY PORTFOLIO
DFA Short Term
 Investment Fund.........      --
                               --
TOTAL....................      --
                               ==

GLOBAL SMALL COMPANY
 PORTFOLIO
U.S. Small Cap
 Portfolio...............      --
                               --
TOTAL....................      --
                               ==

DFA INTERNATIONAL REAL
 ESTATE SECURITIES
 PORTFOLIO
DFA Short Term
 Investment Fund.........      --
                               --
TOTAL....................      --
                               ==


                                                          NET REALIZED                                        DIVIDEND
                                                          GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                          ON SALES OF   UNREALIZED                           AFFILIATED
                         BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                          10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                        ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
DFA GLOBAL REAL ESTATE
 SECURITIES PORTFOLIO
DFA International Real
 Estate Securities
 Portfolio.............. $1,678,314 $  777,401 $   53,675   $(9,418)     $(24,134)   $2,368,488   467,157     $132,577
DFA Real Estate
 Securities Portfolio...  1,619,318         --     66,594    11,583        19,068     1,583,375    45,252       59,893
DFA Short Term
 Investment Fund........     34,028  1,172,717  1,098,902        13           (16)      107,840     9,320        1,472
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL................... $3,331,660 $1,950,118 $1,219,171   $ 2,178      $ (5,082)   $4,059,703   521,729     $193,942
                         ========== ========== ==========   =======      ========    ==========   =======     ========

DFA INTERNATIONAL
 SMALL CAP VALUE
 PORTFOLIO
DFA Short Term
 Investment Fund........ $  947,513 $2,806,301 $2,843,689   $    14      $   (118)   $  910,021    78,647     $  8,511
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL................... $  947,513 $2,806,301 $2,843,689   $    14      $   (118)   $  910,021    78,647     $  8,511
                         ========== ========== ==========   =======      ========    ==========   =======     ========

INTERNATIONAL VECTOR
 EQUITY PORTFOLIO
DFA Short Term
 Investment Fund........ $  144,254 $  529,862 $  504,875   $    (1)     $    (16)   $  169,224    14,625     $  1,692
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL................... $  144,254 $  529,862 $  504,875   $    (1)     $    (16)   $  169,224    14,625     $  1,692
                         ========== ========== ==========   =======      ========    ==========   =======     ========

WORLD EX U.S. VALUE
 PORTFOLIO
DFA International Small
 Cap Value Portfolio.... $   20,452 $    4,118 $    4,328   $   599      $  3,983    $   24,824     1,056     $    307
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL................... $   20,452 $    4,118 $    4,328   $   599      $  3,983    $   24,824     1,056     $    307
                         ========== ========== ==========   =======      ========    ==========   =======     ========

INTERNATIONAL HIGH
 RELATIVE PROFITABILITY
 PORTFOLIO
DFA Short Term
 Investment Fund........         -- $    6,869 $    4,926        --            --    $    1,943       168     $      4
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL...................         -- $    6,869 $    4,926        --            --    $    1,943       168     $      4
                         ========== ========== ==========   =======      ========    ==========   =======     ========

WORLD EX U.S. TARGETED
 VALUE PORTFOLIO
DFA Short Term
 Investment Fund........ $    7,145 $   26,018 $   25,989        --      $     (1)   $    7,173       620     $     80
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL................... $    7,145 $   26,018 $   25,989        --      $     (1)   $    7,173       620     $     80
                         ========== ========== ==========   =======      ========    ==========   =======     ========

WORLD EX U.S. CORE
 EQUITY PORTFOLIO
DFA Short Term
 Investment Fund........ $  101,533 $  431,733 $  375,223   $    (4)     $    (14)   $  158,025    13,657     $  1,344
                         ---------- ---------- ----------   -------      --------    ----------   -------     --------
TOTAL................... $  101,533 $  431,733 $  375,223   $    (4)     $    (14)   $  158,025    13,657     $  1,344
                         ========== ========== ==========   =======      ========    ==========   =======     ========

                         CAPITAL GAIN
                         DISTRIBUTIONS
                             FROM
                          AFFILIATED
                          INVESTMENT
-                        -------------
DFA GLOBAL REAL ESTATE
 SECURITIES PORTFOLIO
DFA International Real
 Estate Securities
 Portfolio..............         --
DFA Real Estate
 Securities Portfolio...    $14,569
DFA Short Term
 Investment Fund........         --
                            -------
TOTAL...................    $14,569
                            =======

DFA INTERNATIONAL
 SMALL CAP VALUE
 PORTFOLIO
DFA Short Term
 Investment Fund........         --
                            -------
TOTAL...................         --
                            =======

INTERNATIONAL VECTOR
 EQUITY PORTFOLIO
DFA Short Term
 Investment Fund........         --
                            -------
TOTAL...................         --
                            =======

WORLD EX U.S. VALUE
 PORTFOLIO
DFA International Small
 Cap Value Portfolio....    $   653
                            -------
TOTAL...................    $   653
                            =======

INTERNATIONAL HIGH
 RELATIVE PROFITABILITY
 PORTFOLIO
DFA Short Term
 Investment Fund........         --
                            -------
TOTAL...................         --
                            =======

WORLD EX U.S. TARGETED
 VALUE PORTFOLIO
DFA Short Term
 Investment Fund........         --
                            -------
TOTAL...................         --
                            =======

WORLD EX U.S. CORE
 EQUITY PORTFOLIO
DFA Short Term
 Investment Fund........         --
                            -------
TOTAL...................         --
                            =======


                                                            NET REALIZED                                        DIVIDEND
                                                            GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                            ON SALES OF   UNREALIZED                           AFFILIATED
                           BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                            10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                          ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
WORLD CORE EQUITY
 PORTFOLIO
U.S. Core Equity 1
 Portfolio................ $  189,060 $   55,601 $   13,071    $ 286        $44,562    $  276,439    12,560      $ 3,882
International Core Equity
 Portfolio................    137,648     40,523      8,913     (506)        34,752       203,505    14,301        4,119
Emerging Markets Core
 Equity Portfolio.........     43,388     15,263      2,825     (198)        10,771        66,399     2,967        1,032
                           ---------- ---------- ----------    -----        -------    ----------    ------      -------
TOTAL..................... $  370,096 $  111,387 $   24,809    $(418)       $90,085    $  546,343    29,828      $ 9,033
                           ========== ========== ==========    =====        =======    ==========    ======      =======

SELECTIVELY HEDGED
 GLOBAL EQUITY
 PORTFOLIO
U.S. Core Equity 2
 Portfolio................ $  124,577 $   22,730 $    9,742    $  27        $27,519    $  165,111     7,900      $ 2,341
International Core Equity
 Portfolio................    101,000     21,917      8,172     (269)        24,741       139,217     9,783        3,019
Emerging Markets Core
 Equity Portfolio.........     50,601     14,544      3,862     (313)        12,379        73,349     3,277        1,214
                           ---------- ---------- ----------    -----        -------    ----------    ------      -------
TOTAL..................... $  276,178 $   59,191 $   21,776    $(555)       $64,639    $  377,677    20,960      $ 6,574
                           ========== ========== ==========    =====        =======    ==========    ======      =======

EMERGING MARKETS
 CORE EQUITY PORTFOLIO
DFA Short Term
 Investment Fund.......... $1,040,128 $2,622,820 $2,560,276    $ (17)       $  (115)   $1,102,540    95,285      $10,555
                           ---------- ---------- ----------    -----        -------    ----------    ------      -------
TOTAL..................... $1,040,128 $2,622,820 $2,560,276    $ (17)       $  (115)   $1,102,540    95,285      $10,555
                           ========== ========== ==========    =====        =======    ==========    ======      =======

                           CAPITAL GAIN
                           DISTRIBUTIONS
                               FROM
                            AFFILIATED
                            INVESTMENT
-                          -------------
WORLD CORE EQUITY
 PORTFOLIO
U.S. Core Equity 1
 Portfolio................     $898
International Core Equity
 Portfolio................       --
Emerging Markets Core
 Equity Portfolio.........       --
                               ----
TOTAL.....................     $898
                               ====

SELECTIVELY HEDGED
 GLOBAL EQUITY
 PORTFOLIO
U.S. Core Equity 2
 Portfolio................     $894
International Core Equity
 Portfolio................       --
Emerging Markets Core
 Equity Portfolio.........       --
                               ----
TOTAL.....................     $894
                               ====

EMERGING MARKETS
 CORE EQUITY PORTFOLIO
DFA Short Term
 Investment Fund..........       --
                               ----
TOTAL.....................       --
                               ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90 day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                          INCREASE       INCREASE
                                                         (DECREASE)     (DECREASE)
                                          INCREASE     UNDISTRIBUTED   ACCUMULATED
                                         (DECREASE)    NET INVESTMENT  NET REALIZED
                                       PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                       --------------- -------------- --------------
Enhanced U.S. Large Company Portfolio.     $ 4,608        $   (498)      $ (4,110)
U.S. Large Cap Equity Portfolio.......         198            (258)            60
U.S. Large Cap Value Portfolio........      74,099         (19,689)       (54,410)

                                                                        INCREASE       INCREASE
                                                                       (DECREASE)     (DECREASE)
                                                        INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                       (DECREASE)    NET INVESTMENT  NET REALIZED
                                                     PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                     --------------- -------------- --------------
U.S. Targeted Value Portfolio.......................    $ 40,176        $ (7,005)     $ (33,171)
U.S. Small Cap Value Portfolio......................     136,659          (8,319)      (128,340)
U.S. Core Equity 1 Portfolio........................       9,544          (7,787)        (1,757)
U.S. Core Equity 2 Portfolio........................      13,485          (8,989)        (4,496)
U.S. Vector Equity Portfolio........................      13,226          (3,672)        (9,554)
U.S. Small Cap Portfolio............................     172,430          (8,638)      (163,792)
U.S. Micro Cap Portfolio............................      16,818          (2,006)       (14,812)
U.S. High Relative Profitability Portfolio..........          --              --             --
DFA Real Estate Securities Portfolio................       2,632          34,600        (37,232)
Large Cap International Portfolio...................     (21,950)            273         21,677
International Core Equity Portfolio.................     (38,149)         (9,102)        47,251
International Small Company Portfolio...............      42,965         (10,293)       (32,672)
Global Small Company Portfolio......................          --               9             (9)
Japanese Small Company Portfolio....................          --            (100)           100
Asia Pacific Small Company Portfolio................      (8,261)            684          7,577
United Kingdom Small Company Portfolio..............         154             (64)           (90)
Continental Small Company Portfolio.................         141             153           (294)
DFA International Real Estate Securities Portfolio..     (28,670)         (3,353)        32,023
DFA Global Real Estate Securities Portfolio.........       2,758          (2,921)           163
DFA International Small Cap Value Portfolio.........     129,331           7,568       (136,899)
International Vector Equity Portfolio...............       2,390          (1,836)          (554)
International High Relative Profitability Portfolio.          --              19            (19)
World ex U.S. Value Portfolio.......................          --*             92            (92)
World ex U.S. Targeted Value Portfolio..............         532             425           (957)
World ex U.S. Core Equity Portfolio.................       1,985          (1,439)          (546)
World Core Equity Portfolio.........................          93              38           (131)
Selectively Hedged Global Equity Portfolio..........         439          (1,708)         1,269
Emerging Markets Portfolio..........................       5,817          (5,374)          (443)
Emerging Markets Small Cap Portfolio................      20,127          (4,851)       (15,276)
Emerging Markets Value Portfolio....................      39,329          (2,115)       (37,214)
Emerging Markets Core Equity Portfolio..............      (7,524)        (20,063)        27,587

* Amounts are less than $500.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                        NET INVESTMENT
                                          INCOME AND
                                          SHORT-TERM     LONG-TERM
                                        CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                        -------------- ------------- ----------
 Enhanced U.S. Large Company Portfolio
 2016..................................    $  4,946      $  9,801    $   14,747
 2017..................................       5,224         4,088         9,312
 U.S. Large Cap Equity Portfolio
 2016..................................      14,431            --        14,431
 2017..................................      18,564            --        18,564
 U.S. Large Cap Value Portfolio
 2016..................................     357,227       643,970     1,001,197
 2017..................................     403,296       446,577       849,873
 U.S. Targeted Value Portfolio
 2016..................................     104,605       286,529       391,134
 2017..................................     121,188       282,318       403,506

                                                    NET INVESTMENT
                                                      INCOME AND
                                                      SHORT-TERM     LONG-TERM
                                                    CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                    -------------- ------------- --------
U.S. Small Cap Value Portfolio
2016...............................................    $122,984      $487,358    $610,342
2017...............................................     113,837       533,287     647,124
U.S. Core Equity 1 Portfolio
2016...............................................     253,050       160,152     413,202
2017...............................................     310,434        71,615     382,049
U.S. Core Equity 2 Portfolio
2016...............................................     281,321       296,061     577,382
2017...............................................     322,547       122,469     445,016
U.S. Vector Equity Portfolio
2016...............................................      59,624       119,588     179,212
2017...............................................      55,976       101,959     157,935
U.S. Small Cap Portfolio
2016...............................................     135,940       503,185     639,125
2017...............................................     168,390       343,192     511,582
U.S. Micro Cap Portfolio
2016...............................................      43,406       267,830     311,236
2017...............................................      43,959       255,837     299,796
U.S. High Relative Profitability Portfolio
2017...............................................         541            --         541
DFA Real Estate Securities Portfolio
2016...............................................     199,996            --     199,996
2017...............................................     193,286        90,576     283,862
Large Cap International Portfolio
2016...............................................      92,122            --      92,122
2017...............................................     111,606            --     111,606
International Core Equity Portfolio
2016...............................................     387,589            --     387,589
2017...............................................     533,126            --     533,126
International Small Company Portfolio
2016...............................................     283,791       207,859     491,650
2017...............................................     224,540       251,076     475,616
Global Small Company Portfolio
2017...............................................          --            --          --
Japanese Small Company Portfolio
2016...............................................       6,534            --       6,534
2017...............................................       9,568            --       9,568
Asia Pacific Small Company Portfolio...............
2016...............................................       7,760            --       7,760
2017...............................................       8,894            --       8,894
United Kingdom Small Company Portfolio
2016...............................................       1,389         1,632       3,021
2017...............................................       1,322         1,684       3,006
Continental Small Company Portfolio
2016...............................................       6,377            --       6,377
2017...............................................       7,715            --       7,715
DFA International Real Estate Securities Portfolio
2016...............................................      60,576            --      60,576
2017...............................................     326,892            --     326,892

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM
                                                     CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                     -------------- ------------- --------
DFA Global Real Estate Securities Portfolio
2016................................................    $ 97,767            --    $ 97,767
2017................................................     224,755      $ 18,247     243,002
DFA International Small Cap Value Portfolio
2016................................................     381,199       182,540     563,739
2017................................................     199,261       410,189     609,450
International Vector Equity Portfolio
2016................................................      43,651         5,716      49,367
2017................................................      50,390         4,041      54,431
International High Relative Profitability Portfolio
2017................................................         299            --         299
World ex U.S. Value Portfolio
2016................................................       5,358            --       5,358
2017................................................       4,532            --       4,532
World ex U.S. Targeted Value Portfolio
2016................................................       4,374            --       4,374
2017................................................       7,684            --       7,684
World ex U.S. Core Equity Portfolio
2016................................................      36,005            --      36,005
2017................................................      52,690            --      52,690
World Core Equity Portfolio
2016................................................       5,800           132       5,932
2017................................................       9,033         1,231      10,264
Selectively Hedged Global Equity Portfolio
2016................................................       6,448           620       7,068
2017................................................       6,737         2,369       9,106
Emerging Markets Portfolio
2016................................................      89,527            --      89,527
2017................................................     107,522            --     107,522
Emerging Markets Small Cap Portfolio
2016................................................     124,387        36,697     161,084
2017................................................     157,661       117,099     274,760
Emerging Markets Value Portfolio
2016................................................     439,072            --     439,072
2017................................................     340,613            --     340,613
Emerging Markets Core Equity Portfolio
2016................................................     349,434            --     349,434
2017................................................     449,166            --     449,166

   The U.S. and International High Relative Profitability Portfolios commenced operations on May 16, 2017, and did not pay any distributions for the year ended October 31, 2016.

   Global Small Company Portfolio commenced operations on January 18, 2017, and did not pay any distributions for the year ended October 31, 2016.

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM
                                                     CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                     -------------- ------------- --------
Enhanced U.S. Large Company Portfolio...............    $ (2,039)     $ (2,569)   $ (4,608)
U.S. Large Cap Equity Portfolio.....................        (198)           --        (198)
U.S. Large Cap Value Portfolio......................     (21,790)      (52,309)    (74,099)
U.S. Targeted Value Portfolio.......................      (9,256)      (30,921)    (40,177)
U.S. Small Cap Value Portfolio......................     (10,924)      (46,760)    (57,684)
U.S. Core Equity 1 Portfolio........................      (6,739)       (2,674)     (9,413)
U.S. Core Equity 2 Portfolio........................      (8,025)       (5,460)    (13,485)
U.S. Vector Equity Portfolio........................      (3,379)       (9,846)    (13,225)
U.S. Small Cap Portfolio............................     (11,508)      (36,106)    (47,614)
U.S. Micro Cap Portfolio............................      (3,275)      (13,543)    (16,818)
U.S. High Relative Profitability Portfolio..........          --            --          --
DFA Real Estate Securities Portfolio................      (2,708)         (230)     (2,938)
Large Cap International Portfolio...................        (829)           --        (829)
International Core Equity Portfolio.................     (15,027)           --     (15,027)
International Small Company Portfolio...............     (21,090)      (21,876)    (42,966)
Global Small Company Portfolio......................          --            --          --
Japanese Small Company Portfolio....................          --            --          --
Asia Pacific Small Company Portfolio................          --            --          --
United Kingdom Small Company Portfolio..............         (74)          (80)       (154)
Continental Small Company Portfolio.................         (50)          (91)       (141)
DFA International Real Estate Securities Portfolio..      (5,907)           --      (5,907)
DFA Global Real Estate Securities Portfolio.........      (2,321)         (437)     (2,758)
DFA International Small Cap Value Portfolio.........     (23,859)      (26,770)    (50,629)
International Vector Equity Portfolio...............      (2,058)         (332)     (2,390)
International High Relative Profitability Portfolio.          --            --          --
World ex U.S. Value Portfolio.......................          --            --          --
World ex U.S. Targeted Value Portfolio..............        (262)         (269)       (531)
World ex U.S. Core Equity Portfolio.................      (1,985)           --      (1,985)
World Core Equity Portfolio.........................         (47)          (46)        (93)
Selectively Hedged Global Equity Portfolio..........        (306)         (133)       (439)
Emerging Markets Portfolio..........................      (5,817)           --      (5,817)
Emerging Markets Small Cap Portfolio................     (10,394)       (7,275)    (17,669)
Emerging Markets Value Portfolio....................     (27,950)           --     (27,950)
Emerging Markets Core Equity Portfolio..............     (18,920)           --     (18,920)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                 UNDISTRIBUTED                                               TOTAL NET
                                 NET INVESTMENT                                            DISTRIBUTABLE
                                   INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                   SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                 CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                 -------------- ------------- ------------- -------------- -------------
Enhanced U.S. Large Company
  Portfolio.....................    $21,136      $   29,522           --      $   (1,054)   $   49,604
U.S. Large Cap Equity Portfolio.      1,216              --     $(10,499)        253,829       244,546
U.S. Large Cap Value Portfolio..     67,582       1,084,234           --       7,253,139     8,404,955

                                           UNDISTRIBUTED                                               TOTAL NET
                                           NET INVESTMENT                                            DISTRIBUTABLE
                                             INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                             SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                           CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                           -------------- ------------- ------------- -------------- -------------
U.S. Targeted Value Portfolio.............    $ 27,251      $435,620              --    $2,203,558    $2,666,429
U.S. Small Cap Value Portfolio............      55,297       653,830              --     4,322,729     5,031,856
U.S. Core Equity 1 Portfolio..............      17,497       116,819              --     6,974,127     7,108,443
U.S. Core Equity 2 Portfolio..............      20,148       214,751              --     7,931,547     8,166,446
U.S. Vector Equity Portfolio..............         921       164,689              --     1,601,795     1,767,405
U.S. Small Cap Portfolio..................      44,037       608,200              --     4,408,031     5,060,268
U.S. Micro Cap Portfolio..................      23,257       260,406              --     2,396,065     2,679,728
U.S. High Relative Profitability
  Portfolio...............................         131            --     $      (353)        9,519         9,297
DFA Real Estate Securities Portfolio......      53,259        20,141              --     2,204,331     2,277,731
Large Cap International Portfolio.........      22,633            --         (26,861)      814,190       809,962
International Core Equity Portfolio.......     170,408            --        (304,819)    4,690,734     4,556,323
International Small Company
  Portfolio...............................     219,245       375,722              --     2,697,226     3,292,193
Global Small Company Portfolio............         202            81              --         1,247         1,530
Japanese Small Company Portfolio..........      15,452            --          (3,708)      153,281       165,025
Asia Pacific Small Company Portfolio......      11,507            --          (4,719)        3,771        10,559
United Kingdom Small Company
  Portfolio...............................         552         1,572              --         9,300        11,424
Continental Small Company Portfolio.......       1,366         4,962              --       130,686       137,014
DFA International Real Estate Securities
  Portfolio...............................     199,831            --        (169,753)     (341,763)     (311,685)
DFA Global Real Estate Securities
  Portfolio...............................      60,421        43,337              --       686,809       790,567
DFA International Small Cap Value
  Portfolio...............................     323,970       477,826              --     3,410,837     4,212,633
International Vector Equity Portfolio.....      23,629        10,130              --       531,440       565,199
International High Relative Profitability
  Portfolio...............................         146            --            (236)        3,719         3,629
World ex U.S. Value Portfolio.............       2,801            --            (226)       38,977        41,552
World ex U.S. Targeted Value
  Portfolio...............................       1,430         8,307              --        78,970        88,707
World ex U.S. Core Equity Portfolio.......      17,340            --          (5,291)      422,270       434,319
World Core Equity Portfolio...............          --         1,076              --        88,330        89,406
Selectively Hedged Global Equity
  Portfolio...............................       5,442         3,086              --        75,594        84,122
Emerging Markets Portfolio................      30,263            --        (222,047)    2,145,848     1,954,064
Emerging Markets Small Cap
  Portfolio...............................     114,626       145,192              --     1,028,031     1,287,849
Emerging Markets Value Portfolio..........     215,411            --      (1,338,720)    2,456,083     1,332,774
Emerging Markets Core Equity
  Portfolio...............................     124,552            --        (832,542)    5,300,099     4,592,109

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                      2018    2019    2020  UNLIMITED    TOTAL
                                                     ------- ------- ------ ---------- ----------
Enhanced U.S. Large Company Portfolio...............      --      --     --         --         --
U.S. Large Cap Equity Portfolio.....................      --      --     -- $   10,499 $   10,499
U.S. Large Cap Value Portfolio......................      --      --     --         --         --
U.S. Targeted Value Portfolio.......................      --      --     --         --         --
U.S. Small Cap Value Portfolio......................      --      --     --         --         --
U.S. Core Equity 1 Portfolio........................      --      --     --         --         --
U.S. Core Equity 2 Portfolio........................      --      --     --         --         --
U.S. Vector Equity Portfolio........................      --      --     --         --         --
U.S. Small Cap Portfolio............................      --      --     --         --         --
U.S. Micro Cap Portfolio............................      --      --     --         --         --
U.S. High Relative Profitability Portfolio..........      --      --     --        353        353
DFA Real Estate Securities Portfolio................      --      --     --         --         --
Large Cap International Portfolio................... $14,311 $12,549     --         --     26,860
International Core Equity Portfolio.................      --      --     --    304,819    304,819
International Small Company Portfolio...............      --      --     --         --         --
Global Small Company Portfolio......................      --      --     --         --         --
Japanese Small Company Portfolio....................      --      -- $3,708         --      3,708
Asia Pacific Small Company Portfolio................      --      --     --      4,719      4,719
United Kingdom Small Company Portfolio..............      --      --     --         --         --
Continental Small Company Portfolio.................      --      --     --         --         --
DFA International Real Estate Securities Portfolio..  38,689  69,466     --     61,598    169,753
DFA Global Real Estate Securities Portfolio.........      --      --     --         --         --
DFA International Small Cap Value Portfolio.........      --      --     --         --         --
International Vector Equity Portfolio...............      --      --     --         --         --
International High Relative Profitability Portfolio.      --      --     --        236        236
World ex U.S. Value Portfolio.......................      --     226     --         --        226
World ex U.S. Targeted Value Portfolio..............      --      --     --         --         --
World ex U.S. Core Equity Portfolio.................      --      --     --      5,291      5,291
World Core Equity Portfolio.........................      --      --     --         --         --
Selectively Hedged Global Equity Portfolio..........      --      --     --         --         --
Emerging Markets Portfolio..........................      --      --     --    222,047    222,047
Emerging Markets Small Cap Portfolio................      --      --     --         --         --
Emerging Markets Value Portfolio....................      --      --     --  1,338,720  1,338,720
Emerging Markets Core Equity Portfolio..............      --      --     --    832,542    832,542

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                U.S. Large Cap Equity Portfolio........ $    565
                Large Cap International Portfolio......  159,888
                International Core Equity Portfolio....    4,549
                Japanese Small Company Portfolio.......   27,939
                Asia Pacific Small Company Portfolio...    8,833
                Continental Small Company Portfolio....   10,132
                World ex U.S. Value Portfolio..........    2,457
                World ex U.S. Targeted Value Portfolio.    8,263
                World ex U.S. Core Equity Portfolio....    6,772

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                NET
                                                                                             UNREALIZED
                                                      FEDERAL     UNREALIZED   UNREALIZED   APPRECIATION
                                                      TAX COST   APPRECIATION DEPRECIATION (DEPRECIATION)
                                                     ----------- ------------ ------------ --------------
Enhanced U.S. Large Company Portfolio............... $   335,890  $   15,666  $   (16,720)   $   (1,054)
U.S. Large Cap Equity Portfolio.....................   1,001,601     283,591      (29,762)      253,829
U.S. Large Cap Value Portfolio......................  16,480,473   7,253,139           --     7,253,139
U.S. Targeted Value Portfolio.......................  10,241,042   2,751,920     (548,362)    2,203,558
U.S. Small Cap Value Portfolio......................  12,679,577   5,047,593     (724,864)    4,322,729
U.S. Core Equity 1 Portfolio........................  15,449,180   7,517,870     (543,743)    6,974,127
U.S. Core Equity 2 Portfolio........................  16,865,408   8,661,166     (729,619)    7,931,547
U.S. Vector Equity Portfolio........................   3,696,177   1,851,442     (249,647)    1,601,795
U.S. Small Cap Portfolio............................  16,126,378   5,195,657     (787,627)    4,408,030
U.S. Micro Cap Portfolio............................   4,989,611   2,687,566     (291,501)    2,396,065
U.S. High Relative Profitability Portfolio..........     140,101      12,404       (2,886)        9,518
DFA Real Estate Securities Portfolio................   6,464,213   2,411,959     (207,628)    2,204,331
Large Cap International Portfolio...................   4,097,767   1,083,975     (269,785)      814,190
International Core Equity Portfolio.................  22,172,388   6,083,614   (1,392,880)    4,690,734
International Small Company Portfolio...............  10,655,424   2,697,226           --     2,697,226
Global Small Company Portfolio......................      13,755       1,247           --         1,247
Japanese Small Company Portfolio....................     494,939     153,281           --       153,281
Asia Pacific Small Company Portfolio................     328,449       3,771           --         3,771
United Kingdom Small Company Portfolio..............      35,902       9,300           --         9,300
Continental Small Company Portfolio.................     461,529     130,686           --       130,686
DFA International Real Estate Securities Portfolio..   5,945,980       2,620     (344,383)     (341,763)
DFA Global Real Estate Securities Portfolio.........   6,166,561     820,566     (133,756)      686,810
DFA International Small Cap Value Portfolio.........  13,426,467   4,403,135     (992,298)    3,410,837
International Vector Equity Portfolio...............   2,143,938     688,890     (157,449)      531,441
International High Relative Profitability Portfolio.      65,512       5,113       (1,394)        3,719
World ex U.S. Value Portfolio.......................     207,580      38,977           --        38,977
World ex U.S. Targeted Value Portfolio..............     391,177      96,516      (17,546)       78,970
World ex U.S. Core Equity Portfolio.................   2,532,100     535,799     (113,529)      422,270
World Core Equity Portfolio.........................     458,310      88,330           --        88,330
Selectively Hedged Global Equity Portfolio..........     304,513      75,832         (238)       75,594
Emerging Markets Portfolio..........................   4,494,072   2,145,848           --     2,145,848
Emerging Markets Small Cap Portfolio................   6,223,610   1,028,031           --     1,028,031
Emerging Markets Value Portfolio....................  16,967,942   2,456,083           --     2,456,083
Emerging Markets Core Equity Portfolio..............  22,621,998   7,407,610   (2,107,512)    5,300,098

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                              YEAR ENDED             YEAR ENDED
                                                            OCT. 31, 2017          OCT. 31, 2016
                                                        ---------------------  ---------------------
                                                           AMOUNT     SHARES      AMOUNT     SHARES
                                                        -----------  --------  -----------  --------
U.S. TARGETED VALUE PORTFOLIO
Class R1 Shares
  Shares Issued........................................ $    24,436     1,012  $    10,885       541
  Shares Issued in Lieu of Cash Distributions..........       1,891        78        2,087       104
  Shares Redeemed......................................     (13,915)     (583)     (16,510)     (828)
                                                        -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R1 Shares............. $    12,412       507  $    (3,538)     (183)
                                                        ===========  ========  ===========  ========
Class R2 Shares
  Shares Issued........................................ $    59,748     2,511  $    55,695     2,692
  Shares Issued in Lieu of Cash Distributions..........       7,083       293        7,874       394
  Shares Redeemed......................................     (83,900)   (3,530)     (48,930)   (2,390)
                                                        -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares............. $   (17,069)     (726) $    14,639       696
                                                        ===========  ========  ===========  ========
Institutional Class Shares
  Shares Issued........................................ $ 2,997,263   124,486  $ 1,922,986    96,220
  Shares Issued in Lieu of Cash Distributions..........     364,240    15,012      353,719    17,629
  Shares Redeemed......................................  (2,200,921)  (91,872)  (1,368,182)  (67,152)
                                                        -----------  --------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares.. $ 1,160,582    47,626  $   908,523    46,697
                                                        ===========  ========  ===========  ========

EMERGING MARKETS VALUE PORTFOLIO
Class R2 Shares
  Shares Issued........................................ $    21,637       832  $    26,972     1,227
  Shares Issued in Lieu of Cash Distributions..........         847        33        2,365       110
  Shares Redeemed......................................    (100,936)   (3,793)     (15,075)     (714)
                                                        -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares............. $   (78,452)   (2,928) $    14,262       623
                                                        ===========  ========  ===========  ========
Institutional Class Shares
  Shares Issued........................................ $ 2,437,845    90,088  $ 2,794,365   131,949
  Shares Issued in Lieu of Cash Distributions..........     321,969    11,684      413,784    19,201
  Shares Redeemed......................................  (3,240,359) (118,738)  (3,524,430) (162,649)
                                                        -----------  --------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares.. $  (480,545)  (16,966) $  (316,281)  (11,499)
                                                        ===========  ========  ===========  ========

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest either directly or indirectly through their investment in a corresponding Master/Underlying Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The Selectively Hedged Global Equity Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. FUTURES CONTRACTS: Each Portfolio noted below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                           FORWARD
                                                          CURRENCY
                                                          CONTRACTS FUTURES
                                                          --------- --------
    Enhanced U.S. Large Company Portfolio................  $6,510   $265,426
    U.S. Large Cap Equity Portfolio......................      --        275
    U.S. Targeted Value Portfolio........................      --     93,220
    U.S. Small Cap Value Portfolio.......................      --    151,851
    U.S. Core Equity 1 Portfolio.........................      --    132,849
    U.S. Core Equity 2 Portfolio.........................      --    156,670
    U.S. Vector Equity Portfolio.........................      --     28,428
    U.S. Small Cap Portfolio.............................      --    157,726
    U.S. Micro Cap Portfolio.............................      --     50,555
    DFA Real Estate Securities Portfolio.................      --     57,493

                                                           FORWARD
                                                          CURRENCY
                                                          CONTRACTS FUTURES
                                                          --------- --------
    Large Cap International Portfolio....................       --  $ 33,612
    International Core Equity Portfolio..................       --   171,561
    International Small Company Portfolio................       --    83,497
    DFA International Real Estate Securities Portfolio...       --    36,753
    DFA Global Real Estate Securities Portfolio..........       --     3,924
    DFA International Small Cap Value Portfolio..........       --   113,162
    International Vector Equity Portfolio................       --       557
    International High Relative Profitability Portfolio..       --       113
    Selectively Hedged Global Equity Portfolio........... $175,952    19,378
    Emerging Markets Core Equity Portfolio...............       --   188,864

   Securities have been segregated as collateral for open futures contracts.

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of October 31, 2017:

                                LOCATION ON THE STATEMENTS OF ASSETS AND
                                              LIABILITIES
                           ---------------------------------------------------
 DERIVATIVE TYPE              ASSET DERIVATIVES        LIABILITY DERIVATIVES
 ---------------           ------------------------   ------------------------
 Forward currency          Unrealized Gain on         Unrealized Loss on
   contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Equity contracts          Receivables: Futures       Payables: Futures Margin
                             Margin Variation           Variation

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                                             ASSET DERIVATIVES VALUE
                                                      -------------------------------------
                                                        TOTAL VALUE     FORWARD
                                                             AT        CURRENCY    EQUITY
                                                      OCTOBER 31, 2017 CONTRACTS CONTRACTS*
                                                      ---------------- --------- ----------
Enhanced U.S. Large Company Portfolio................     $15,438       $  896    $14,542
U.S. Targeted Value Portfolio........................         900           --        900
U.S. Small Cap Value Portfolio.......................       5,338           --      5,338
U.S. Core Equity 1 Portfolio.........................       6,810           --      6,810
U.S. Core Equity 2 Portfolio.........................       7,582           --      7,582
U.S. Small Cap Portfolio.............................       5,834           --      5,834
U.S. Micro Cap Portfolio.............................         933           --        933
DFA Real Estate Securities Portfolio.................       2,343           --      2,343
Large Cap International Portfolio....................       1,011           --      1,011
International Core Equity Portfolio..................       8,915           --      8,915
International Small Company Portfolio................       2,910           --      2,910
DFA International Real Estate Securities Portfolio...         450           --        450
DFA International Small Cap Value Portfolio..........       5,949           --      5,949
Selectively Hedged Global Equity Portfolio...........       2,668        1,662      1,006
Emerging Markets Core Equity Portfolio...............       5,887           --      5,887

                                                           LIABILITY DERIVATIVES VALUE
                                                      -------------------------------------
                                                        TOTAL VALUE     FORWARD
                                                             AT        CURRENCY    EQUITY
                                                      OCTOBER 31, 2017 CONTRACTS CONTRACTS*
                                                      ---------------- --------- ----------
Selectively Hedged Global Equity Portfolio...........     $  (238)      $ (238)        --

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the year ended October 31, 2017:

DERIVATIVE TYPE             LOCATION OF GAIN (LOSS) ON DERIVATIVES
---------------             --------------------------------------
Forward currency contracts  Net Realized Gain (Loss) on: Forward Currency Contracts
                            Change in Unrealized Appreciation (Depreciation) of:
                              Forward Currency Contracts

Equity contracts            Net Realized Gain (Loss) on: Futures Change in Unrealized
                              Appreciation (Depreciation) of: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                          REALIZED GAIN (LOSS) ON
                                                                DERIVATIVES
                                                      ---------------------------
                                                                FORWARD
                                                               CURRENCY    EQUITY
                                                       TOTAL   CONTRACTS  CONTRACTS
                                                      -------  --------- ---------
Enhanced U.S. Large Company Portfolio................ $39,027   $  (132)  $39,159
U.S. Large Cap Equity Portfolio......................       9        --         9*
U.S. Large Cap Value Portfolio.......................  18,720        --    18,720*(1)
U.S. Targeted Value Portfolio........................  17,659        --    17,659
U.S. Small Cap Value Portfolio.......................  26,310        --    26,310
U.S. Core Equity 1 Portfolio.........................  15,613        --    15,613
U.S. Core Equity 2 Portfolio.........................  19,381        --    19,381
U.S. Vector Equity Portfolio.........................   5,443        --     5,443*
U.S. Small Cap Portfolio.............................  18,310        --    18,310
U.S. Micro Cap Portfolio.............................   9,052        --     9,052
U.S. High Relative Profitability Portfolio...........    (394)       --      (394)*
DFA Real Estate Securities Portfolio.................   8,131        --     8,131
Large Cap International Portfolio....................   4,534        --     4,534
International Core Equity Portfolio..................  22,487        --    22,487
International Small Company Portfolio................  11,549        --    11,549(1)
Global Small Company Portfolio.......................       1        --         1*(1)
DFA International Real Estate Securities Portfolio...   6,597        --     6,597
DFA Global Real Estate Securities Portfolio..........     149        --       149*
DFA International Small Cap Value Portfolio..........  14,572        --    14,572
International Vector Equity Portfolio................     158        --       158*
International High Relative Profitability Portfolio..     (72)       --       (72)*
World ex U.S. Value Portfolio........................     262        --       262*(1)
World ex U.S. Core Equity Portfolio..................      68        --        68*
Selectively Hedged Global Equity Portfolio...........     932    (1,466)    2,398
Emerging Markets Portfolio...........................   8,254        --     8,254*(1)
Emerging Markets Small Cap Portfolio.................   9,252        --     9,252*(1)
Emerging Markets Value Portfolio.....................  19,890        --    19,890*(1)
Emerging Markets Core Equity Portfolio...............  29,430        --    29,430


                                                         CHANGE IN UNREALIZED
                                                      APPRECIATION (DEPRECIATION) ON
                                                              DERIVATIVES
                                                      -----------------------------
                                                                FORWARD
                                                               CURRENCY    EQUITY
                                                       TOTAL   CONTRACTS  CONTRACTS
                                                      -------  ---------  ---------
Enhanced U.S. Large Company Portfolio................ $15,186    $896      $14,290
U.S. Large Cap Value Portfolio.......................  10,896      --       10,896*
U.S. Targeted Value Portfolio........................   2,939      --        2,939
U.S. Small Cap Value Portfolio.......................   9,284      --        9,284
U.S. Core Equity 1 Portfolio.........................  10,034      --       10,034
U.S. Core Equity 2 Portfolio.........................  11,212      --       11,212
U.S. Vector Equity Portfolio.........................     835      --          835*
U.S. Small Cap Portfolio.............................  10,124      --       10,124
U.S. Micro Cap Portfolio.............................   2,595      --        2,595
DFA Real Estate Securities Portfolio.................   3,862      --        3,862
Large Cap International Portfolio....................   1,881      --        1,881
International Core Equity Portfolio..................  11,863      --       11,863
International Small Company Portfolio................   5,699      --        5,699
Japanese Small Company Portfolio.....................       1      --            1*
DFA International Real Estate Securities Portfolio...     754      --          754
DFA International Small Cap Value Portfolio..........   9,407      --        9,407
World ex U.S. Value Portfolio........................      99      --           99*
Selectively Hedged Global Equity Portfolio...........   2,129     775        1,354
Emerging Markets Portfolio...........................   1,186      --        1,186*
Emerging Markets Small Cap Portfolio.................     854      --          854*
Emerging Markets Value Portfolio.....................   3,766      --        3,766*
Emerging Markets Core Equity Portfolio...............   9,334      --        9,334

* As of October 31, 2017, there were no futures contracts outstanding. During the year ended October 31, 2017, the Portfolio had limited activity in futures contracts.

(1)The amount listed reflects allocated derivatives activity from the Master
   Fund.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the "Statement of assets and liabilities."

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2017 (Amounts in thousands):

                                    NET                                                   NET
                                  AMOUNTS                                               AMOUNTS
                                    OF        GROSS AMOUNTS NOT                           OF        GROSS AMOUNTS NOT
                                  ASSETS        OFFSET IN THE                         LIABILITIES     OFFSET IN THE
                                 PRESENTED   STATEMENTS OF ASSETS                      PRESENTED   STATEMENTS OF ASSETS
                       GROSS      IN THE       AND LIABILITIES               GROSS      IN THE       AND LIABILITIES
                     AMOUNTS OF STATEMENTS  ----------------------        AMOUNTS OF  STATEMENTS  ----------------------
                     RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                       ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION             (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------          ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                            ASSETS                                             LIABILITIES
                     ---------------------------------------------------- -----------------------------------------------------
ENHANCED U.S. LARGE
 COMPANY PORTFOLIO
Forward Currency
 Contracts..........   $  896     $  896         --         --     $  896      --          --          --         --       --
SELECTIVELY HEDGED
 GLOBAL EQUITY PORTFOLIO
Forward Currency
 Contracts..........    1,662      1,662       (238)        --      1,424     238         238        (238)        --       --

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

   Note K contains information regarding securities lending amounts that are subject to netting arrangements.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                        WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                         AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                      INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                      ------------- ------------ ------------ -------- ---------------
U.S. Large Cap Equity Portfolio......................     1.60%       $11,046         20        $ 9        $47,676
Global Small Company Portfolio.......................     1.67%            73         17         --            148
DFA International Real Estate Securities Portfolio...     1.37%        33,360          6          8         45,480
DFA Global Real Estate Securities Portfolio..........     1.27%         5,191          6          1          9,417
International Vector Equity Portfolio................     1.72%           388          5         --            669
World ex U.S. Value Portfolio........................     1.64%           101         29         --            424
World ex U.S. Targeted Value Portfolio...............     1.71%           660          9         --          2,089
World ex U.S. Core Equity Portfolio..................     1.69%         3,702         21          4          9,302
World Core Equity Portfolio..........................     1.57%         1,321         21          1          5,842
Emerging Markets Core Equity Portfolio...............     1.41%        16,061          1          1         16,061

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

J. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                             PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                             --------- -------- --------------------
U.S. Large Cap Equity Portfolio...................... $ 42,405  $ 23,274       $ (4,689)
U.S. Targeted Value Portfolio........................  305,503   529,350         67,568
U.S. Small Cap Value Portfolio.......................   99,734   732,604        (12,452)
U.S. Core Equity 1 Portfolio.........................  373,556   268,146        (32,976)
U.S. Core Equity 2 Portfolio.........................  469,944   296,007         (1,236)

PORTFOLIO                                             PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                             --------- -------- --------------------
U.S. Vector Equity Portfolio......................... $ 87,740  $115,718       $ 22,766
U.S. Small Cap Portfolio.............................  556,558   273,834         32,087
U.S. Micro Cap Portfolio.............................  146,270   177,992         28,762
U.S. High Relative Profitability Portfolio...........    1,988        --             --
DFA Real Estate Securities Portfolio.................   15,426     4,252         (1,417)
Large Cap International Portfolio....................  102,165    46,121         16,561
International Core Equity Portfolio..................  284,493    57,520         (2,638)
DFA Global Real Estate Securities Portfolio..........   12,509        --             --
DFA International Small Cap Value Portfolio..........   26,500   555,488        153,528
International Vector Equity Portfolio................   15,798     3,742            211
International High Relative Profitability Portfolio..    2,918        45             --
World ex U.S. Targeted Value Portfolio...............    8,220     3,211          1,012
World ex U.S. Core Equity Portfolio..................   24,450     4,760            272
Emerging Markets Core Equity Portfolio...............   33,416     6,850         (1,240)

K. SECURITIES LENDING:

   As of October 31, 2017, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                               MARKET
                                                               VALUE
                                                             ----------
         U.S. Large Cap Equity Portfolio.................... $   10,219
         U.S. Targeted Value Portfolio......................    883,299
         U.S. Small Cap Value Portfolio.....................    881,275
         U.S. Core Equity 1 Portfolio.......................  1,483,099
         U.S. Core Equity 2 Portfolio.......................  1,557,927
         U.S. Vector Equity Portfolio.......................    373,243
         U.S. Small Cap Portfolio...........................  1,387,244
         U.S. Micro Cap Portfolio...........................    270,464
         U.S. High Relative Profitability Portfolio.........        860
         DFA Real Estate Securities Portfolio...............    195,400
         Large Cap International Portfolio..................     33,676
         International Core Equity Portfolio................    152,068
         DFA International Real Estate Securities Portfolio.      3,285
         DFA International Small Cap Value Portfolio........     61,119
         International Vector Equity Portfolio..............     12,245
         World ex U.S. Targeted Value Portfolio.............      3,763
         World ex U.S. Core Equity Portfolio................     30,231
         Emerging Markets Core Equity Portfolio.............    957,824

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                                  REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                               AS OF OCTOBER 31, 2017
                                            ------------------------------------------------------------
                                            OVERNIGHT AND             BETWEEN
                                             CONTINUOUS    <30 DAYS 30 & 90 DAYS >90 DAYS     TOTAL
                                            -------------- -------- ------------ -------- --------------
SECURITIES LENDING TRANSACTIONS
ENHANCED U.S. LARGE COMPANY PORTFOLIO
 U.S. Treasury Obligations................. $    3,027,311    --         --         --    $    3,027,311
U.S. LARGE CAP EQUITY PORTFOLIO
 Common Stocks.............................     41,252,845    --         --         --        41,252,845
U.S. TARGETED VALUE PORTFOLIO
 Common Stocks.............................  1,670,768,102    --         --         --     1,670,768,102
U.S. SMALL CAP VALUE PORTFOLIO
 Common Stocks.............................  1,834,293,538    --         --         --     1,834,293,538
U.S. CORE EQUITY 1 PORTFOLIO
 Common Stocks, Rights/Warrants............  1,640,845,561    --         --         --     1,640,845,561
U.S. CORE EQUITY 2 PORTFOLIO
 Common Stocks, Rights/Warrants............  2,291,390,829    --         --         --     2,291,390,829
U.S. VECTOR EQUITY PORTFOLIO
 Common Stocks, Rights/Warrants............    572,203,152    --         --         --       572,203,152
U.S. SMALL CAP PORTFOLIO
 Common Stocks.............................  3,582,679,218    --         --         --     3,582,679,218
U.S. MICRO CAP PORTFOLIO
 Common Stocks.............................  1,087,255,757    --         --         --     1,087,255,757
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
 Common Stocks.............................      8,012,043    --         --         --         8,012,043
DFA REAL ESTATE SECURITIES PORTFOLIO
 Common Stocks.............................    416,958,424    --         --         --       416,958,424
LARGE CAP INTERNATIONAL PORTFOLIO
 Common Stocks.............................    273,685,666    --         --         --       273,685,666
INTERNATIONAL CORE EQUITY PORTFOLIO
 Common Stocks, Preferred Stocks,
   Rights/Warrants.........................  1,710,859,480    --         --         --     1,710,859,480
DFA INTERNATIONAL REAL ESTATE SECURITIES
  PORTFOLIO
 Common Stocks.............................    185,599,787    --         --         --       185,599,787

                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                              AS OF OCTOBER 31, 2017
                                           ------------------------------------------------------------
                                           OVERNIGHT AND             BETWEEN
                                            CONTINUOUS    <30 DAYS 30 & 90 DAYS >90 DAYS     TOTAL
                                           -------------- -------- ------------ -------- --------------
DFA GLOBAL REAL ESTATE SECURITIES
  PORTFOLIO
 Common Stocks............................ $  107,840,139    --         --         --    $  107,840,139
DFA INTERNATIONAL SMALL CAP VALUE
  PORTFOLIO
 Common Stocks, Rights/Warrants...........    910,020,857    --         --         --       910,020,857
INTERNATIONAL VECTOR EQUITY PORTFOLIO
 Common Stocks, Rights/Warrants...........    169,224,337    --         --         --       169,224,337
INTERNATIONAL HIGH RELATIVE PROFITABILITY
  PORTFOLIO
 Common Stocks............................      1,942,864    --         --         --         1,942,864
WORLD EX U.S. TARGETED VALUE PORTFOLIO
 Common Stocks............................      7,173,015    --         --         --         7,173,015
WORLD EX U.S. CORE EQUITY PORTFOLIO
 Common Stocks, Preferred Stocks..........    158,024,649    --         --         --       158,024,649
EMERGING MARKETS CORE EQUITY PORTFOLIO
 Common Stocks, Rights/Warrants...........  1,102,539,901    --         --         --     1,102,539,901

L. SHAREHOLDER SERVICING FEES:

   The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

M. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. IN-KIND REDEMPTIONS:

   During the year ended October 31, 2017, the following Portfolios realized net gains (losses) on in-kind redemptions as follows:

             U.S. Small Cap Value Portfolio............... $ 79,386
             U.S. Small Cap Portfolio.....................  125,200
             DFA International Small Cap Value Portfolio..   82,012

O. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

P. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                                     APPROXIMATE
                                                                                      PERCENTAGE
                                                                        NUMBER OF   OF OUTSTANDING
                                                                       SHAREHOLDERS     SHARES
                                                                       ------------ --------------
Enhanced U.S. Large Company Portfolio -- Institutional Class Shares...      3             69%
U.S. Large Cap Equity Portfolio -- Institutional Class Shares.........      4             93%
U.S. Large Cap Value Portfolio -- Institutional Class Shares..........      3             70%
U.S. Targeted Value Portfolio -- Class R1 Shares......................      4             83%
U.S. Targeted Value Portfolio -- Class R2 Shares......................      7             80%
U.S. Targeted Value Portfolio -- Institutional Class Shares...........      3             59%
U.S. Small Cap Value Portfolio -- Institutional Class Shares..........      3             62%
U.S. Core Equity 1 Portfolio -- Institutional Class Shares............      6             85%
U.S. Core Equity 2 Portfolio -- Institutional Class Shares............      6             85%
U.S. Vector Equity Portfolio -- Institutional Class Shares............      4             86%
U.S. Small Cap Portfolio -- Institutional Class Shares................      3             52%
U.S. Micro Cap Portfolio -- Institutional Class Shares................      4             75%
U.S. High Relative Profitability Portfolio -- Institutional
  Class Shares........................................................      3             97%
DFA Real Estate Securities Portfolio -- Institutional Class Shares....      4             76%
Large Cap International Portfolio -- Institutional Class Shares.......      3             64%
International Core Equity Portfolio -- Institutional Class Shares.....      4             72%
International Small Company Portfolio -- Institutional Class Shares...      3             59%
Global Small Company Portfolio -- Institutional Class Shares..........      3             94%
Japanese Small Company Portfolio -- Institutional Class Shares........      4             87%
Asia Pacific Small Company Portfolio -- Institutional Class Shares....      3             92%
United Kingdom Small Company Portfolio -- Institutional Class Shares..      4             93%
Continental Small Company Portfolio -- Institutional Class Shares.....      3             92%
DFA International Real Estate Securities Portfolio -- Institutional
  Class Shares........................................................      4             89%
DFA Global Real Estate Securities Portfolio -- Institutional
  Class Shares........................................................      3             65%
DFA International Small Cap Value Portfolio -- Institutional
  Class Shares........................................................      4             70%
International Vector Equity Portfolio -- Institutional Class Shares...      4             89%
International High Relative Profitability Portfolio -- Institutional
  Class Shares........................................................      3             96%
World ex U.S. Value Portfolio -- Institutional Class Shares...........      6             93%
World ex U.S. Targeted Value Portfolio -- Institutional Class Shares..      3             97%

                                                                                     APPROXIMATE
                                                                                      PERCENTAGE
                                                                        NUMBER OF   OF OUTSTANDING
                                                                       SHAREHOLDERS     SHARES
                                                                       ------------ --------------
World ex U.S. Core Equity Portfolio -- Institutional Class Shares.....      3             74%
World Core Equity Portfolio -- Institutional Class Shares.............      4             78%
Selectively Hedged Global Equity Portfolio -- Institutional
  Class Shares........................................................      4             96%
Emerging Markets Portfolio -- Institutional Class Shares..............      4             63%
Emerging Markets Small Cap Portfolio -- Institutional Class Shares....      3             53%
Emerging Markets Value Portfolio -- Class R2 Shares...................      4             96%
Emerging Markets Value Portfolio -- Institutional Class Shares........      2             35%
Emerging Markets Core Equity Portfolio -- Institutional Class Shares..      3             61%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S.

Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

Q. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, International Small Company Portfolio, Global Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and Emerging Markets Core Equity Portfolio (thirty-four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following funds paid distributions to shareholders of record a portion of which is estimated to be in excess of a fund's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Each Portfolio will send (or has sent) shareholders a Form 1099-DIV (or a financial intermediary should provide (or has provided) shareholders with similar information) for the relevant calendar year informing shareholders how to report these distributions for federal income tax purposes. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                     % BREAKDOWN OF DISTRIBUTION SOURCES
                                  ---------------------------------------
                                   NET INCOME
                                     FOR THE
                                   CURRENT OR    ACCUMULATED
                                    PRECEDING   UNDISTRIBUTED
                                  FISCAL YEAR,   NET PROFITS
                                       AND      FROM THE SALE    PAID-IN
                                   ACCUMULATED  OF SECURITIES  SURPLUS OR
                                  UNDISTRIBUTED   OR OTHER    OTHER CAPITAL
     PORTFOLIO NAME                NET INCOME    PROPERTIES      SOURCE
     --------------               ------------- ------------- -------------
     World Core Equity Portfolio
        September 28, 2017.......      100%           0%            0%*

* Amount is less than 1%

The ultimate composition of these distribution may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA COMMODITY STRATEGY PORTFOLIO VS.
BLOOMBERG COMMODITY INDEX TOTAL RETURN
NOVEMBER 9, 2010-OCTOBER 31, 2017

                                    [CHART]


                    DFA Commodity Strategy       Bloomberg Commodity
                           Portfolio             Index Total Return
                    ----------------------      --------------------
 11/09/2010                 $10,000                   $10,000
 11/30/2010                   9,480                     9,414
 12/31/2010                  10,464                    10,420
  1/31/2011                  10,584                    10,525
  2/28/2011                  10,804                    10,664
  3/31/2011                  11,010                    10,884
  4/30/2011                  11,440                    11,261
  5/31/2011                  10,889                    10,691
  6/30/2011                  10,337                    10,152
  7/31/2011                  10,678                    10,452
  8/31/2011                  10,788                    10,557
  9/30/2011                   9,187                     9,001
 10/31/2011                   9,798                     9,597
 11/30/2011                   9,538                     9,384
 12/31/2011                   9,199                     9,032
  1/31/2012                   9,480                     9,256
  2/29/2012                   9,752                     9,506
  3/31/2012                   9,360                     9,112
  4/30/2012                   9,299                     9,074
  5/31/2012                   8,494                     8,245
  6/30/2012                   8,889                     8,698
  7/31/2012                   9,494                     9,261
  8/31/2012                   9,676                     9,381
  9/30/2012                   9,840                     9,541
 10/31/2012                   9,497                     9,171
 11/30/2012                   9,547                     9,176
 12/31/2012                   9,321                     8,937
  1/31/2013                   9,544                     9,151
  2/28/2013                   9,169                     8,777
  3/31/2013                   9,229                     8,836
  4/30/2013                   8,996                     8,590
  5/31/2013                   8,763                     8,397
  6/30/2013                   8,304                     8,001
  7/31/2013                   8,436                     8,110
  8/31/2013                   8,730                     8,386
  9/30/2013                   8,529                     8,172
 10/31/2013                   8,438                     8,051
 11/30/2013                   8,397                     7,987
 12/31/2013                   8,473                     8,086
  1/31/2014                   8,565                     8,110
  2/28/2014                   9,156                     8,616
  3/31/2014                   9,200                     8,651
  4/30/2014                   9,435                     8,862
  5/31/2014                   9,200                     8,607
  6/30/2014                   9,271                     8,658
  7/31/2014                   8,822                     8,227
  8/31/2014                   8,750                     8,141
  9/30/2014                   8,208                     7,634
 10/31/2014                   8,178                     7,573
 11/30/2014                   7,789                     7,265
 12/31/2014                   7,234                     6,711
  1/31/2015                   7,028                     6,486
  2/28/2015                   7,203                     6,654
  3/31/2015                   6,853                     6,312
  4/30/2015                   7,234                     6,674
  5/31/2015                   7,028                     6,494
  6/30/2015                   7,141                     6,606
  7/31/2015                   6,378                     5,904
  8/31/2015                   6,306                     5,850
  9/30/2015                   6,120                     5,650
 10/31/2015                   6,120                     5,625
 11/30/2015                   5,686                     5,217
 12/31/2015                   5,509                     5,056
  1/31/2016                   5,437                     4,971
  2/29/2016                   5,364                     4,890
  3/31/2016                   5,611                     5,077
  4/30/2016                   6,056                     5,509
  5/31/2016                   6,046                     5,499
  6/30/2016                   6,334                     5,726
  7/31/2016                   6,044                     5,433
  8/31/2016                   5,930                     5,337
  9/30/2016                   6,124                     5,505
 10/31/2016                   6,104                     5,478
 11/30/2016                   6,156                     5,551
 12/31/2016                   6,268                     5,651
  1/31/2017                   6,299                     5,659
  2/28/2017                   6,341                     5,670
  3/31/2017                   6,176                     5,519
  4/30/2017                   6,103                     5,436
  5/31/2017                   6,019                     5,364
  6/30/2017                   6,011                     5,354
  7/31/2017                   6,159                     5,475
  8/31/2017                   6,190                     5,497
  9/30/2017                   6,170                     5,489
 10/31/2017                   6,296                     5,606


                                                                        Past performance is not predictive of
                                                                        future performance.
                                                                        The returns shown do not reflect the
                                                                        deduction of taxes that a shareholder
         AVERAGE ANNUAL       ONE        FIVE         SINCE             would pay on fund distributions or the
         TOTAL RETURN         YEAR       YEARS      INCEPTION           redemption of fund shares.
         ---------------------------------------------------------      "Bloomberg data provided by Bloomberg
                              3.15%      -7.89%      -6.42%             Finance L.P."

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 COMMODITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2017

   For the 12 months ended October 31, 2017, the Bloomberg Commodity Index Total Return returned 2.35%. Sectors with positive returns included livestock, which returned 30.58%, industrial metals, which returned 29.53%, and energy, which returned 2.32%. Sectors with negative returns included agriculture, which returned -14.60%, and precious metals, which returned -2.83%.

DFA COMMODITY STRATEGY PORTFOLIO

   The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures and other commodity-linked instruments. The Portfolio pursues commodity exposure based on sector weights of the Bloomberg Commodity Index Total Return, the Portfolio's benchmark. In pursuing the fixed income portion of the Portfolio's investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting these credit quality standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies.

   The Portfolio, through the Dimensional Cayman Commodity Fund I LTD, gained exposure to commodities primarily through the use of commodity swap contracts. To a lesser extent, the Portfolio gained exposure to commodities through the use of commodity futures. The Portfolio's commodity swaps provided exposure to the 22 commodities included in the benchmark. For the period, the average duration of the Portfolio's fixed income securities remained near 1.80 years.

   For the 12 months ended October 31, 2017, the total return was 3.15% for the Portfolio and 2.35% for the Bloomberg Commodity Index Total Return. The Portfolio's outperformance can primarily be attributed to the premium realized by targeting higher expected returns in longer-dated contracts along individual commodity curves. The Portfolio also benefited from avoiding the liquidity demands during the index prescribed roll periods by rolling exposure earlier than the benchmark and rebalancing annually after the benchmark. Relative outperformance is also attributable to the Portfolio's allocation to credit relative to the financing costs associated with the commodity futures and swaps exposure during a period with positive realized credit premiums.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                   CONSOLIDATED DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                           SIX MONTHS ENDED OCTOBER 31, 2017
   EXPENSE TABLES
                                     BEGINNING  ENDING              EXPENSES
                                      ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                       VALUE    VALUE     EXPENSE    DURING
                                     05/01/17  10/31/17    RATIO*   PERIOD*
                                     --------- --------- ---------- --------
   DFA COMMODITY STRATEGY PORTFOLIO
   --------------------------------
   Actual Fund Return............... $1,000.00 $1,031.70    0.33%    $1.69
   Hypothetical 5% Annual Return.... $1,000.00 $1,023.54    0.33%    $1.68

----------

* DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the combined expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                 CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

         DFA COMMODITY STRATEGY PORTFOLIO
Corporate....................................  43.2%
Government...................................  23.6%
Foreign Corporate............................  22.2%
Foreign Government...........................  10.4%
Supranational................................   0.6%
                                              ------
                                              100.0%

                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                    FACE
                                                   AMOUNT^      VALUE+
                                                   -------      ------
                                                    (000)
BONDS -- (64.7%)
AUSTRALIA -- (5.5%)
Australia & New Zealand Banking Group, Ltd.
    3.250%, 06/03/20............................. AUD  1,665 $  1,297,910
Commonwealth Bank of Australia
    2.300%, 09/06/19.............................     10,100   10,157,062
    5.000%, 10/15/19.............................     10,000   10,548,117
    7.250%, 02/05/20............................. AUD 12,000   10,152,341
##  2.250%, 03/10/20.............................      5,000    5,018,905
    5.000%, 03/19/20.............................      5,000    5,325,437
Macquarie Group, Ltd.
##  3.000%, 12/03/18.............................      4,500    4,548,372
National Australia Bank, Ltd.
##  2.400%, 12/09/19.............................      9,500    9,573,758
    2.125%, 05/22/20.............................        745      744,999
Westpac Banking Corp.
    2.250%, 07/30/18.............................      3,200    3,215,963
    7.250%, 02/11/20............................. AUD  9,700    8,215,956
    2.150%, 03/06/20.............................      5,000    5,010,027
    2.300%, 05/26/20.............................     18,774   18,876,339
                                                             ------------
TOTAL AUSTRALIA..................................              92,685,186
                                                             ------------

CANADA -- (7.9%)
Alberta, Province of Canada
    1.900%, 12/06/19.............................      5,000    4,990,396
Bank of Montreal
    2.375%, 01/25/19.............................      9,620    9,678,470
British Columbia, Province of Canada
    4.650%, 12/18/18............................. CAD 10,000    8,029,222
Canada Housing Trust No 1
##  2.350%, 12/15/18............................. CAD 30,000   23,505,852
CPPIB Capital, Inc.
    1.400%, 06/04/20............................. CAD  6,000    4,615,177
Potash Corp. of Saskatchewan, Inc.
    6.500%, 05/15/19.............................      1,446    1,535,994
Province of Ontario Canada
    1.650%, 09/27/19.............................      6,103    6,074,571
Quebec, Province of Canada
    4.500%, 12/01/18............................. CAD 10,000    8,002,635
Royal Bank of Canada
    1.500%, 01/16/18.............................        600      600,107
    2.200%, 07/27/18.............................      1,005    1,009,236
    1.800%, 07/30/18.............................      7,442    7,448,390
    2.890%, 10/11/18............................. CAD 30,000   23,524,920
    1.500%, 07/29/19.............................      4,625    4,593,636
Toronto-Dominion Bank (The)
    1.400%, 04/30/18.............................     10,000    9,992,713
    2.125%, 07/02/19.............................     19,850   19,940,802
                                                             ------------
TOTAL CANADA.....................................             133,542,121
                                                             ------------

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
FINLAND -- (0.4%)
Municipality Finance P.L.C.
    1.250%, 04/18/19.............................   5,000 $ 4,961,700
    1.750%, 05/21/19.............................   1,150   1,149,510
                                                          -----------
TOTAL FINLAND....................................           6,111,210
                                                          -----------

FRANCE -- (1.3%)
BPCE SA
    1.625%, 01/26/18.............................   1,950   1,949,723
Orange SA
    1.625%, 11/03/19.............................   2,000   1,986,031
Total Capital International SA
    2.100%, 06/19/19.............................  18,335  18,435,130
                                                          -----------
TOTAL FRANCE.....................................          22,370,884
                                                          -----------

GERMANY -- (1.5%)
Bayer U.S. Finance LLC
    2.375%, 10/08/19.............................   1,500   1,507,833
Deutsche Bank AG
    2.950%, 08/20/20.............................   7,018   7,085,217
Deutsche Telekom International Finance BV
##  1.500%, 09/19/19.............................   3,000   2,965,322
State of North Rhine-Westphalia
    1.625%, 01/22/20.............................   3,650   3,626,257
Volkswagen Group of America Finance LLC
##  2.125%, 05/23/19.............................  10,000   9,993,819
                                                          -----------
TOTAL GERMANY....................................          25,178,448
                                                          -----------

IRELAND -- (0.2%)
Medtronic, Inc.
    1.375%, 04/01/18.............................     300     299,661
    2.500%, 03/15/20.............................   3,750   3,800,841
                                                          -----------
TOTAL IRELAND....................................           4,100,502
                                                          -----------

ITALY -- (0.2%)
Intesa Sanpaolo SpA
    3.875%, 01/16/18.............................   1,500   1,506,065
    3.875%, 01/15/19.............................   2,570   2,620,075
                                                          -----------
TOTAL ITALY......................................           4,126,140
                                                          -----------

JAPAN -- (2.3%)
American Honda Finance Corp.
    1.550%, 12/11/17.............................   2,575   2,575,293
    2.250%, 08/15/19.............................   2,000   2,012,069
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
    2.350%, 09/08/19.............................     850     853,946
Nomura Holdings, Inc.
    2.750%, 03/19/19.............................   1,034   1,043,425

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
JAPAN -- (Continued)
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19.............................   3,500 $ 3,520,007
Toyota Motor Credit Corp.
    2.000%, 10/24/18.............................   4,149   4,163,203
    1.400%, 05/20/19.............................   8,168   8,122,788
    2.125%, 07/18/19.............................   1,080   1,085,362
    1.550%, 10/18/19.............................  10,000   9,944,555
    2.150%, 03/12/20.............................   5,550   5,576,369
                                                          -----------
TOTAL JAPAN......................................          38,897,017
                                                          -----------

NETHERLANDS -- (4.4%)
Bank Nederlandse Gemeenten NV
##  1.750%, 10/05/20.............................  24,800  24,634,088
Cooperatieve Rabobank UA
    1.700%, 03/19/18.............................   2,800   2,801,669
    2.250%, 01/14/19.............................   9,665   9,714,825
ING Bank NV
##  2.500%, 10/01/19.............................   3,000   3,022,857
LyondellBasell Industries NV
    5.000%, 04/15/19.............................   1,022   1,057,105
Nederlandse Waterschapsbank NV
    1.625%, 03/04/20.............................   4,362   4,331,902
Shell International Finance BV
    1.900%, 08/10/18.............................   4,000   4,010,777
    2.000%, 11/15/18.............................   2,350   2,358,526
    4.300%, 09/22/19.............................  12,204  12,702,980
    4.375%, 03/25/20.............................   9,400   9,923,611
                                                          -----------
TOTAL NETHERLANDS................................          74,558,340
                                                          -----------

NORWAY -- (0.7%)
Kommunalbanken A.S.
    1.750%, 05/28/19.............................   5,000   4,997,970
    1.625%, 01/15/20.............................   5,450   5,424,020
Statoil ASA
    1.950%, 11/08/18.............................   1,035   1,037,383
                                                          -----------
TOTAL NORWAY.....................................          11,459,373
                                                          -----------

SPAIN -- (0.7%)
Iberdrola Finance Ireland, Ltd.
##  5.000%, 09/11/19.............................   2,000   2,101,697
Santander Holdings USA, Inc.
    2.650%, 04/17/20.............................   4,992   5,022,778
Telefonica Emisiones SAU
    3.192%, 04/27/18.............................   1,800   1,812,480
    5.134%, 04/27/20.............................   2,200   2,351,325
                                                          -----------
TOTAL SPAIN......................................          11,288,280
                                                          -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (0.4%)
Council Of Europe Development Bank
    1.750%, 11/14/19.............................   7,000   6,993,433
                                                          -----------

                                                     FACE
                                                    AMOUNT^     VALUE+
                                                    -------     ------
                                                     (000)
SWEDEN -- (3.1%)
Kommuninvest I Sverige AB
    0.750%, 02/16/20............................. SEK 100,000 $12,183,751
Nordea Bank AB
    2.375%, 04/04/19.............................      15,000  15,098,907
Svensk Exportkredit AB
    1.875%, 06/17/19.............................      17,000  17,019,890
Svenska Handelsbanken AB
    1.625%, 03/21/18.............................       2,900   2,901,177
    2.250%, 06/17/19.............................       5,000   5,028,751
                                                              -----------
TOTAL SWEDEN.....................................              52,232,476
                                                              -----------

SWITZERLAND -- (1.2%)
Novartis Capital Corp.
    4.400%, 04/24/20.............................       9,500  10,076,696
UBS AG
    1.800%, 03/26/18.............................       3,350   3,353,748
    2.375%, 08/14/19.............................       1,500   1,509,503
    2.350%, 03/26/20.............................       6,000   6,037,772
                                                              -----------
TOTAL SWITZERLAND................................              20,977,719
                                                              -----------

UNITED KINGDOM -- (0.7%)
AstraZeneca P.L.C.
    1.750%, 11/16/18.............................       6,958   6,954,922
BP Capital Markets P.L.C.
    4.750%, 03/10/19.............................       3,610   3,750,224
GlaxoSmithKline Capital, Inc.
    5.650%, 05/15/18.............................       1,028   1,050,886
HSBC USA, Inc.
    1.625%, 01/16/18.............................         820     820,071
                                                              -----------
TOTAL UNITED KINGDOM.............................              12,576,103
                                                              -----------

UNITED STATES -- (34.2%)
3M Co.
    1.625%, 06/15/19.............................       3,200   3,199,539
Abbott Laboratories
    5.125%, 04/01/19.............................       2,835   2,959,667
American International Group, Inc.
    2.300%, 07/16/19.............................       1,500   1,506,607
AmerisourceBergen Corp.
    4.875%, 11/15/19.............................       2,000   2,106,606
Amgen, Inc.
    2.200%, 05/11/20.............................       9,990  10,009,803
Apple, Inc.
    1.100%, 08/02/19.............................       4,045   4,004,482
    1.900%, 02/07/20.............................      36,000  36,045,539
    2.000%, 05/06/20.............................       4,522   4,534,796
Assurant, Inc.
    2.500%, 03/15/18.............................         203     203,695
AT&T, Inc.
    1.400%, 12/01/17.............................       3,400   3,400,000
    2.300%, 03/11/19.............................         575     577,325
Bank of America Corp.
    2.600%, 01/15/19.............................       4,000   4,026,100

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                    FACE
                                                   AMOUNT^    VALUE+
                                                   -------    ------
                                                    (000)
UNITED STATES -- (Continued)
Bank of New York Mellon Corp. (The)
    2.100%, 01/15/19.............................     1,000 $ 1,003,650
BB&T Corp.
    1.450%, 01/12/18.............................       170     170,001
Berkshire Hathaway, Inc.
    1.550%, 02/09/18.............................     2,500   2,500,731
    2.100%, 08/14/19.............................     2,800   2,817,763
Boston Scientific Corp.
    2.650%, 10/01/18.............................     1,000   1,007,060
Branch Banking & Trust Co.
    2.300%, 10/15/18.............................     1,000   1,005,462
Burlington Northern Santa Fe LLC
    4.700%, 10/01/19.............................       250     262,952
CA, Inc.
    5.375%, 12/01/19.............................     5,245   5,561,728
Capital One Bank USA NA
    2.300%, 06/05/19.............................     1,242   1,244,241
Capital One NA/Mclean
    2.400%, 09/05/19.............................     6,536   6,559,388
Caterpillar Financial Services Corp.
    2.450%, 09/06/18.............................     6,000   6,042,785
    7.050%, 10/01/18.............................     5,000   5,238,643
CBS Corp.
    2.300%, 08/15/19.............................     1,500   1,509,254
Chevron Corp.
    1.345%, 11/15/17.............................     3,435   3,435,393
    1.718%, 06/24/18.............................     1,425   1,425,797
    2.193%, 11/15/19.............................    15,000  15,113,449
    1.961%, 03/03/20.............................     8,000   8,018,198
Cisco Systems, Inc.
    1.400%, 02/28/18.............................     9,958   9,957,411
    2.125%, 03/01/19.............................    10,000  10,054,098
    1.400%, 09/20/19.............................    14,935  14,841,117
Citigroup, Inc.
    2.050%, 12/07/18.............................     7,281   7,287,797
    2.550%, 04/08/19.............................       750     756,382
Coca-Cola Co. (The)
    2.600%, 06/09/20............................. AUD 3,350   2,577,106
Comcast Corp.
    5.700%, 05/15/18.............................       732     748,056
Comerica, Inc.
    2.125%, 05/23/19.............................     4,000   4,001,738
ConocoPhillips Co.
    1.050%, 12/15/17.............................     3,000   2,998,718
CVS Health Corp.
    2.250%, 12/05/18.............................     6,500   6,524,377
Danaher Corp.
    1.650%, 09/15/18.............................       324     324,119
Dollar General Corp.
    1.875%, 04/15/18.............................     2,334   2,334,482
Eastman Chemical Co.
    2.700%, 01/15/20.............................     3,883   3,927,118

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
UNITED STATES -- (Continued)
EI du Pont de Nemours & Co.
    6.000%, 07/15/18.............................  10,927 $11,251,749
Enterprise Products Operating LLC
    1.650%, 05/07/18.............................     825     824,782
Exxon Mobil Corp.
    1.305%, 03/06/18.............................  19,430  19,424,771
    1.912%, 03/06/20.............................   3,950   3,955,130
Ford Motor Credit Co. LLC
    5.000%, 05/15/18.............................   1,500   1,525,855
    2.551%, 10/05/18.............................   5,000   5,030,123
General Mills, Inc.
    2.200%, 10/21/19.............................   3,500   3,513,759
General Motors Financial Co., Inc.
    3.150%, 01/15/20.............................   5,000   5,091,221
Gilead Sciences, Inc.
    1.850%, 09/04/18.............................   3,558   3,562,361
Goldman Sachs Group, Inc. (The)
    7.500%, 02/15/19.............................   4,082   4,362,599
    2.300%, 12/13/19.............................     600     601,687
    6.000%, 06/15/20.............................   8,000   8,746,151
Harley-Davidson Financial Services, Inc.
##  2.150%, 02/26/20.............................     585     581,735
Harris Corp.
    1.999%, 04/27/18.............................   6,500   6,507,251
Huntington Bancshares, Inc.
    2.600%, 08/02/18.............................   2,600   2,615,700
Intel Corp.
    1.350%, 12/15/17.............................   1,000   1,000,015
International Business Machines Corp.
#   1.950%, 02/12/19.............................   8,250   8,277,992
Jefferies Group LLC
    5.125%, 04/13/18.............................   1,000   1,015,426
JPMorgan Chase & Co.
    6.300%, 04/23/19.............................   3,500   3,718,609
KeyBank NA
    2.350%, 03/08/19.............................   7,000   7,043,098
Kraft Heinz Foods Co.
    2.800%, 07/02/20.............................   3,550   3,595,113
Kroger Co. (The)
    2.300%, 01/15/19.............................   1,000   1,003,212
    1.500%, 09/30/19.............................   1,565   1,548,093
Lam Research Corp.
    2.750%, 03/15/20.............................   1,098   1,112,621
Mattel, Inc.
    1.700%, 03/15/18.............................   7,000   6,965,700
Maxim Integrated Products, Inc.
    2.500%, 11/15/18.............................   4,417   4,440,909
McDonald's Corp.
    5.350%, 03/01/18.............................   2,000   2,024,893
    2.100%, 12/07/18.............................   8,000   8,036,050
McKesson Corp.
    1.400%, 03/15/18.............................     614     613,480
    2.284%, 03/15/19.............................   5,500   5,519,238

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
UNITED STATES -- (Continued)
Merck & Co., Inc.
    1.850%, 02/10/20.............................  25,500 $25,490,880
Microsoft Corp.
    1.100%, 08/08/19.............................   4,930   4,877,924
    1.850%, 02/12/20.............................   7,000   7,001,682
Molson Coors Brewing Co.
##  2.250%, 03/15/20.............................  12,857  12,855,537
Mondelez International, Inc.
    1.625%, 10/28/19.............................   2,000   1,979,895
Monsanto Co.
    1.850%, 11/15/18.............................   6,700   6,701,854
Morgan Stanley
    7.300%, 05/13/19.............................   6,000   6,465,116
Nasdaq, Inc.
    5.550%, 01/15/20.............................   1,850   1,981,598
NetApp, Inc.
    2.000%, 12/15/17.............................   5,700   5,700,798
NextEra Energy Capital Holdings, Inc.
    2.700%, 09/15/19.............................   1,500   1,517,222
NiSource Finance Corp.
    6.800%, 01/15/19.............................     307     324,147
Nucor Corp.
    5.750%, 12/01/17.............................   3,019   3,028,576
Oracle Corp.
    2.250%, 10/08/19.............................  31,780  32,090,799
PACCAR Financial Corp.
    1.750%, 08/14/18.............................   1,900   1,902,002
Pfizer, Inc.
    1.500%, 06/15/18.............................   1,000   1,000,130
    2.100%, 05/15/19.............................  30,877  31,052,974
Philip Morris International, Inc.
    5.650%, 05/16/18.............................   2,751   2,810,942
    1.875%, 01/15/19.............................   2,500   2,502,998
Provident Cos., Inc.
    7.000%, 07/15/18.............................   3,298   3,409,917
Prudential Financial, Inc.
    6.000%, 12/01/17.............................     518     519,858
QUALCOMM, Inc.
    1.400%, 05/18/18.............................   1,000     999,626
    2.100%, 05/20/20.............................   4,991   5,002,282
Republic Services, Inc.
    5.500%, 09/15/19.............................   1,167   1,241,482
Reynolds American, Inc.
    2.300%, 06/12/18.............................   1,606   1,610,834
Roper Technologies, Inc.
    2.050%, 10/01/18.............................   1,500   1,503,578
Ryder System, Inc.
    2.550%, 06/01/19.............................   1,500   1,512,773
Scripps Networks Interactive, Inc.
    2.750%, 11/15/19.............................   1,500   1,513,885
Southern Co. (The)
    2.450%, 09/01/18.............................   2,324   2,336,243
Southern Power Co.
    2.375%, 06/01/20.............................   1,645   1,644,342
Southwest Airlines Co.
    2.750%, 11/06/19.............................   5,480   5,549,416
State Street Corp.
    2.550%, 08/18/20.............................   1,160   1,180,848

                                                      FACE
                                                     AMOUNT^      VALUE+
                                                     -------      ------
                                                      (000)
UNITED STATES -- (Continued)
Stryker Corp.
      1.300%, 04/01/18.............................       600 $      599,263
      2.000%, 03/08/19.............................     8,000      8,016,670
SunTrust Banks, Inc.
      2.500%, 05/01/19.............................     7,735      7,798,321
Target Corp.
      2.300%, 06/26/19.............................    10,000     10,092,720
TD Ameritrade Holding Corp.
      5.600%, 12/01/19.............................     1,000      1,071,631
Thermo Fisher Scientific, Inc.
      2.400%, 02/01/19.............................     3,000      3,015,858
Time Warner, Inc.
      4.875%, 03/15/20.............................     2,985      3,164,137
Total System Services, Inc.
      2.375%, 06/01/18.............................     5,500      5,513,924
UnitedHealth Group, Inc.
      1.400%, 12/15/17.............................       956        956,013
      1.625%, 03/15/19.............................     3,000      2,995,336
US Bank NA
      1.400%, 04/26/19.............................     7,530      7,490,948
      2.125%, 10/28/19.............................     5,000      5,023,062
Verizon Communications, Inc.
      2.625%, 02/21/20.............................     1,288      1,307,045
Walgreens Boots Alliance, Inc.
      2.700%, 11/18/19.............................       470        474,938
Walt Disney Co. (The)
      1.500%, 09/17/18.............................       255        254,840
Wells Fargo & Co.
      1.500%, 01/16/18.............................       700        700,146
Whirlpool Co.
      1.650%, 11/01/17.............................     7,000      7,000,000
                                                              --------------
TOTAL UNITED STATES................................              578,117,506
                                                              --------------
TOTAL BONDS........................................            1,095,214,738
                                                              --------------

U.S. TREASURY OBLIGATIONS -- (32.8%)
U.S. Treasury Notes
++    1.375%, 06/30/18.............................    77,000     77,006,190
      1.125%, 04/30/20.............................     6,000      5,918,672
      1.375%, 05/31/20.............................   156,000    154,756,875
++    1.625%, 07/31/20.............................   233,000    232,426,601
#     1.375%, 08/31/20.............................    45,000     44,565,820
      2.000%, 09/30/20.............................    40,000     40,300,000
                                                              --------------
TOTAL U.S. TREASURY OBLIGATIONS....................              554,974,158
                                                              --------------
TOTAL INVESTMENT SECURITIES........................            1,650,188,896
                                                              --------------

                                                     SHARES
                                                     ------
SECURITIES LENDING COLLATERAL -- (2.5%)
(S)@  DFA Short Term Investment Fund............... 3,665,082     42,408,663
                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,699,316,689)............................            $1,692,597,559
                                                              ==============

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED


At October 31, 2017, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                      SETTLEMENT         APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD          COUNTERPARTY                  DATE           (DEPRECIATION)
------------------ --------------- ----------------------------- ----------             --------------
AUD   29,451,407   USD  22,534,449 Citibank, N.A.                        11/02/17         $    6,181
USD    2,644,569   AUD   3,382,519 Citibank, N.A.                        11/02/17             55,759
USD    9,002,616   AUD  11,460,685 Citibank, N.A.                        11/02/17            231,182
USD   11,490,577   AUD  14,608,203 Citibank, N.A.                        11/02/17            310,191
USD    8,123,206   CAD  10,173,918 National Australia Bank Ltd.          11/17/17            235,996
USD    8,230,562   CAD  10,575,308 Barclays Capital                      11/17/17             32,179
USD   16,236,178   CAD  20,259,242 Barclays Capital                      11/17/17            530,439
USD   37,715,014   CAD  47,071,490 Citibank, N.A.                        11/17/17          1,223,396
USD   12,742,192   SEK 102,973,708 Barclays Capital                      01/12/18            385,215
                                                                                          ----------
                                                                   TOTAL APPRECIATION     $3,010,538

USD   22,804,265   AUD  29,827,689 Citibank, N.A.                        01/30/18         $   (6,379)
                                                                                          ----------
                                                                   TOTAL (DEPRECIATION)   $   (6,379)
                                                                                          ----------

                                                                   TOTAL APPRECIATION
                                                                   (DEPRECIATION)         $3,004,159
                                                                                          ==========

At October 31, 2017, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                               NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                    CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                    --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
Brent Crude Oil Futures.......    120     11/30/17  $  6,599,656 $  7,312,800   $  713,144
CBT Wheat Futures.............    137     12/14/17     3,194,258    2,866,725     (327,533)
Coffee 'C' Futures............     39     12/18/17     1,994,376    1,829,588     (164,788)
Copper Futures................    104     12/27/17     7,587,373    8,062,600      475,227
Corn Futures..................    361     12/14/17     6,536,122    6,240,787     (295,335)
Cotton No.2 Futures...........     34     12/06/17     1,153,006    1,162,460        9,454
Gasoline RBOB Futures.........     47     12/29/17     3,064,749    3,380,475      315,726
Gold 100 Oz Futures...........     83     12/27/17    10,575,697   10,545,150      (30,547)
Heating Oil Futures...........     46     12/29/17     3,393,668    3,632,933      239,265
KCB Wheat Futures.............     48     12/14/17     1,127,405      999,600     (127,805)
LME Nickel Futures............     55     11/13/17     3,415,856    4,046,295      630,439
LME Nickel Futures............     42     01/15/18     2,684,233    3,098,592      414,359
LME Prime Aluminum Futures....    143     11/13/17     7,146,090    7,672,844      526,754
LME Prime Aluminum Futures....    108     01/15/18     5,725,139    5,827,950      102,811
LME Zinc Futures..............     53     11/13/17     3,859,653    4,384,425      524,772
LME Zinc Futures..............     41     01/15/18     3,372,683    3,357,900      (14,783)
Lean Hogs Futures.............     71     12/14/17     1,635,337    1,931,200      295,863
Live Cattle Futures...........     76     12/29/17     3,417,059    3,819,000      401,941
Natural Gas Futures...........    212     12/27/17     6,820,706    6,415,120     (405,586)
Silver Futures................     43     12/27/17     3,650,803    3,588,995      (61,808)
Soybean Futures...............    102     01/12/18     4,934,500    5,022,225       87,725
Soybean Meal Futures..........     81     01/12/18     2,559,067    2,541,780      (17,287)
Soybean Oil Futures...........    117     01/12/18     2,314,191    2,451,384      137,193
Sugar #11 Futures.............    128     02/28/18     2,087,000    2,113,126       26,126
WTI Crude Futures.............    114     12/19/17     5,810,933    6,223,260      412,327
                                                    ------------ ------------   ----------
TOTAL.........................                      $104,659,560 $108,527,214   $3,867,654
                                                    ------------ ------------   ----------

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                                                  UNREALIZED
                               NUMBER OF EXPIRATION   NOTIONAL       MARKET      APPRECIATION
DESCRIPTION                    CONTRACTS    DATE       VALUE         VALUE      (DEPRECIATION)
-----------                    --------- ---------- ------------  ------------  --------------
SHORT POSITION CONTRACTS:
LME Nickel Futures............     (6)    01/15/18  $   (409,654) $   (442,656)   $  (33,002)
LME Nickel Futures............    (55)    11/13/17    (3,531,376)   (4,046,295)     (514,919)
LME Prime Aluminum Futures....    (15)    01/15/18      (806,936)     (809,437)       (2,501)
LME Prime Aluminum Futures....   (143)    11/13/17    (7,499,416)   (7,672,844)     (173,428)
LME Zinc Futures..............     (5)    01/15/18      (395,228)     (409,500)      (14,272)
LME Zinc Futures..............    (53)    11/13/17    (4,294,666)   (4,384,425)      (89,759)
                                                    ------------  ------------    ----------
TOTAL.........................                      $(16,937,276) $(17,765,157)   $ (827,881)
                                                    ------------  ------------    ----------
TOTAL FUTURES CONTRACTS.......                      $ 87,722,284  $ 90,762,057    $3,039,773
                                                    ============  ============    ==========

At October 31, 2017, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

                                                 PAYMENTS
                                                 RECEIVED               UPFRONT  UPFRONT               UNREALIZED
REFERENCE                         NOTIONAL       (PAID) BY   EXPIRATION PREMIUMS PREMIUMS   MARKET    APPRECIATION
ENTITY         COUNTERPARTY        AMOUNT        THE FUND       DATE      PAID   RECEIVED   VALUE    (DEPRECIATION)
---------     --------------- ----------------  -----------  ---------- -------- -------- ---------- --------------
Custom Index* Bank of America
              Corp.           USD (194,041,395) (Fixed Rate)  12/19/17     --       --    $  648,262   $  648,262
Custom Index* Citibank, N.A.  USD (218,510,063) (Fixed Rate)  12/21/17     --       --       730,156      730,156
Custom Index* Citibank, N.A.  USD (211,135,511) (Fixed Rate)  12/21/17     --       --       488,967      488,967
Custom Index* Credit Suisse   USD (185,905,082) (Fixed Rate)  11/28/17     --       --       497,773      497,773
Custom Index* Credit Suisse   USD (224,297,660) (Fixed Rate)  11/28/17     --       --       364,334      364,334
Custom Index* Bank of America
              Corp            USD (154,840,049) (Fixed Rate)  12/19/17     --       --       358,620      358,620
Custom Index* UBS AG          USD (259,060,363) (Fixed Rate)  01/31/18     --       --       935,330      935,330
Custom Index* UBS AG          USD (102,081,505) (Fixed Rate)  01/31/18     --       --       265,034      265,034
Custom Index* Deutsche Bank   USD  (75,727,062) (Fixed Rate)  11/28/17     --       --       200,636      200,636
                                                                           --       --    ----------   ----------
    TOTAL                                                                  --       --    $4,489,112   $4,489,112
                                                                           ==       ==    ==========   ==========

  * Swap is exposed to the 22 commodities in the Bloomberg Commodity Index Total Return.

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------
                                           LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                           ------- ------------ ------- ------------
Bonds
 Australia................................   --    $ 92,685,186   --    $ 92,685,186
 Canada...................................   --     133,542,121   --     133,542,121
 Finland..................................   --       6,111,210   --       6,111,210
 France...................................   --      22,370,884   --      22,370,884
 Germany..................................   --      25,178,448   --      25,178,448
 Ireland..................................   --       4,100,502   --       4,100,502
 Italy....................................   --       4,126,140   --       4,126,140
 Japan....................................   --      38,897,017   --      38,897,017
 Netherlands..............................   --      74,558,340   --      74,558,340
 Norway...................................   --      11,459,373   --      11,459,373
 Spain....................................   --      11,288,280   --      11,288,280
 Supranational Organization Obligations...   --       6,993,433   --       6,993,433
 Sweden...................................   --      52,232,476   --      52,232,476
 Switzerland..............................   --      20,977,719   --      20,977,719

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ------------------------------------------------
                                            LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                           ---------- -------------- ------- --------------
 United Kingdom...........................         -- $   12,576,103   --    $   12,576,103
 United States............................         --    578,117,506   --       578,117,506
U.S. Treasury Obligations.................         --    554,974,158   --       554,974,158
Securities Lending Collateral.............         --     42,408,663   --        42,408,663
Swap Agreements**.........................         --      4,489,112   --         4,489,112
Futures Contracts**....................... $3,039,773             --   --         3,039,773
Forward Currency Contracts**..............         --      3,004,159   --         3,004,159
                                           ---------- --------------   --    --------------
TOTAL..................................... $3,039,773 $1,700,090,830   --    $1,703,130,603
                                           ========== ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
Investments at Value (including $41,578 of securities on loan).................. $    1,650,189
Collateral from Securities on Loan Invested in Affiliate at Value (including
 cost of $42,415)...............................................................         42,409
Segregated Cash for Swap Contracts..............................................         10,152
Cash............................................................................         56,218
Receivables:
 Dividends, Interest and Tax Reclaims...........................................          9,339
 Securities Lending Income......................................................             12
 Fund Shares Sold...............................................................          1,008
 Futures Margin Variation.......................................................          1,223
Unrealized Gain on Swap Contracts...............................................          4,489
Unrealized Gain on Forward Currency Contracts...................................          3,011
Prepaid Expenses and Other Assets...............................................             46
                                                                                 --------------
     Total Assets...............................................................      1,778,096
                                                                                 --------------
LIABILITIES:
Payables:
 Upon Return of Securities Loaned...............................................         42,433
 Fund Shares Redeemed...........................................................          1,231
 Due to Advisor.................................................................            437
Segregated Cash for Swap Contracts..............................................          5,532
Unrealized Loss on Forward Currency Contracts...................................              6
Accrued Expenses and Other Liabilities..........................................            136
                                                                                 --------------
     Total Liabilities..........................................................         49,775
                                                                                 --------------
NET ASSETS...................................................................... $    1,728,321
                                                                                 ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).........................................    289,105,302
                                                                                 ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........................ $         5.98
                                                                                 ==============
Investments at Cost............................................................. $    1,656,906
                                                                                 ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................. $    1,696,015
Undistributed Net Investment Income (Distributions in Excess of Net Investment
 Income)........................................................................         30,284
Accumulated Net Realized Gain (Loss)............................................         (1,759)
Net Unrealized Foreign Exchange Gain (Loss).....................................          2,975
Net Unrealized Appreciation (Depreciation)......................................            806
                                                                                 --------------
NET ASSETS...................................................................... $    1,728,321
                                                                                 ==============
(1) NUMBER OF SHARES AUTHORIZED.................................................  1,800,000,000
                                                                                 ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO#

                     CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME
 Interest........................................................................................... $24,768
 Income from Securities Lending.....................................................................     202
                                                                                                     -------
     Total Investment Income........................................................................  24,970
                                                                                                     -------
EXPENSES
 Investment Management Fees.........................................................................   6,065
 Accounting & Transfer Agent Fees...................................................................     103
 Custodian Fees.....................................................................................      54
 Filing Fees........................................................................................     108
 Shareholders' Reports..............................................................................      71
 Directors'/Trustees' Fees & Expenses...............................................................      17
 Professional Fees..................................................................................      59
 Other..............................................................................................      45
                                                                                                     -------
     Total Expenses.................................................................................   6,522
                                                                                                     -------
 Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor (Note D)..  (1,059)
 Fees Paid Indirectly (Note C)......................................................................     (19)
                                                                                                     -------
 Net Expenses.......................................................................................   5,444
                                                                                                     -------
 NET INVESTMENT INCOME (LOSS).......................................................................  19,526
                                                                                                     -------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net Realized Gain (Loss) on:
   Investment Securities Sold**.....................................................................  (2,466)
   Affiliated Investment Companies Shares Sold......................................................     (22)
   Futures..........................................................................................  (4,294)
   Swap Contracts...................................................................................  11,651
   Foreign Currency Transactions....................................................................     (42)
   Forward Currency Contracts.......................................................................      49
 Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.......................................................  (8,171)
   Affiliated Investment Companies Shares...........................................................      (4)
   Futures..........................................................................................   4,164
   Swap Contracts...................................................................................  26,047
   Translation of Foreign Currency Denominated Amounts..............................................     (30)
   Forward Currency Contracts.......................................................................   3,005
                                                                                                     -------
 NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................  29,887
                                                                                                     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................... $49,413
                                                                                                     =======

----------
**Net of foreign capital gain taxes withheld of $0.

# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

               CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                 DFA COMMODITY STRATEGY
                                                                                        PORTFOLIO
                                                                                 ----------------------
                                                                                    YEAR        YEAR
                                                                                   ENDED       ENDED
                                                                                  OCT. 31,    OCT. 31,
                                                                                    2017        2016
                                                                                 ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net Investment Income (Loss)................................................... $   19,526  $   12,561
 Net Realized Gain (Loss) on:
   Investment Securities Sold*..................................................     (2,466)        484
   Affiliated Investment Companies Shares Sold..................................        (22)         --
   Futures......................................................................     (4,294)      5,533
   Swap Contracts...............................................................     11,651      22,428
   Foreign Currency Transactions................................................        (42)         --
   Forward Currency Contracts...................................................         49          --
Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...................................     (8,171)      1,678
   Affiliated Investment Companies Shares.......................................         (4)         --
   Futures......................................................................      4,164           9
   Swap Contracts...............................................................     26,047     (20,194)
   Translation of Foreign Currency Denominated Amounts..........................        (30)         --
   Forward Currency Contracts...................................................      3,005          --
                                                                                 ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations............     49,413      22,499
                                                                                 ----------  ----------
Distributions From:
 Net Investment Income:
   Institutional Class Shares...................................................    (22,518)     (7,538)
 Net Short-Term Gains:
   Institutional Class Shares...................................................       (875)         --
 Net Long-Term Gains:
   Institutional Class Shares...................................................         --        (155)
                                                                                 ----------  ----------
     Total Distributions........................................................    (23,393)     (7,693)
                                                                                 ----------  ----------
Capital Share Transactions (1):
 Shares Issued..................................................................    723,399   1,017,341
 Shares Issued in Lieu of Cash Distributions....................................     22,385       7,499
 Shares Redeemed................................................................   (641,580)   (648,620)
                                                                                 ----------  ----------
     Net Increase (Decrease) from Capital Share Transactions....................    104,204     376,220
                                                                                 ----------  ----------
     Total Increase (Decrease) in Net Assets....................................    130,224     391,026
NET ASSETS
 Beginning of Year..............................................................  1,598,097   1,207,071
                                                                                 ----------  ----------
 End of Year.................................................................... $1,728,321  $1,598,097
                                                                                 ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
 Shares Issued..................................................................    123,067     183,938
 Shares Issued in Lieu of Cash Distributions....................................      3,816       1,318
 Shares Redeemed................................................................   (109,656)   (116,801)
                                                                                 ----------  ----------
     Net Increase (Decrease) from Shares Issued and Redeemed....................     17,227      68,455
                                                                                 ==========  ==========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)........................................................................ $   30,284  $   32,632

----------
* Net of foreign capital gain taxes withheld of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                       CONSOLIDATED FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   DFA COMMODITY STRATEGY PORTFOLIO
                                                     -----------------------------------------------------------
                                                        YEAR         YEAR         YEAR         YEAR        YEAR
                                                       ENDED        ENDED        ENDED        ENDED       ENDED
                                                      OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                        2017         2016         2015         2014        2013
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.................. $     5.88  $     5.93   $     8.00   $     8.30   $   9.40
                                                     ----------  ----------   ----------   ----------   --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...................       0.07        0.05         0.05         0.06       0.06
 Net Gains (Losses) on Securities (Realized and
   Unrealized)......................................       0.11       (0.07)       (2.05)       (0.31)     (1.10)
                                                     ----------  ----------   ----------   ----------   --------
   Total from Investment Operations.................       0.18       (0.02)       (2.00)       (0.25)     (1.04)
------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..............................      (0.08)      (0.03)       (0.06)       (0.04)     (0.04)
 Net Realized Gains.................................         --          --        (0.01)       (0.01)     (0.02)
                                                     ----------  ----------   ----------   ----------   --------
   Total Distributions..............................      (0.08)      (0.03)       (0.07)       (0.05)     (0.06)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year........................ $     5.98  $     5.88   $     5.93   $     8.00   $   8.30
==================================================== ==========  ==========   ==========   ==========   ========
Total Return........................................       3.15%      (0.26)%     (25.16)%      (3.08)%   (11.15)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)................. $1,728,321  $1,598,097   $1,207,071   $1,194,191   $786,314
Ratio of Expenses to Average Net Assets.............       0.33%       0.33%        0.34%        0.33%      0.34%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor and
 Fees Paid Indirectly)..............................       0.39%       0.40%        0.40%        0.39%      0.40%
Ratio of Net Investment Income to Average Net Assets       1.17%       0.95%        0.77%        0.65%      0.66%
Portfolio Turnover Rate.............................        102%        159%         124%         104%        64%
------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, one of which, DFA Commodity Strategy Portfolio (the "Portfolio"), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the "Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. BASIS FOR CONSOLIDATION:

   The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The

Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

   To the extent of the Portfolio's investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

   The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

   As of October 31, 2017, the Portfolio held a $397,635,322 investment in the Subsidiary, representing 23.01% of the Portfolio's total assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2017, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30% of the Portfolio's average daily net assets.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2017, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

   The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary's average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

   For the year ended October 31, 2017, approximately $1,059 (in thousands) of the Subsidiary's management fees were waived pursuant to the Subsidiary fee waiver agreement.

EARNED INCOME CREDIT:

   In addition, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                    FEES PAID
                                                    INDIRECTLY
                                                    ----------
                  DFA Commodity Strategy Portfolio.    $19

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

E. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

                     DFA Commodity Strategy Portfolio. $24

F. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolio's transactions related to investment securities, other than short-term securities (amounts in thousands), were as follows:

                                        U.S. GOVERNMENT     OTHER INVESTMENT
                                          SECURITIES           SECURITIES
                                     --------------------- ------------------
                                     PURCHASES    SALES    PURCHASES  SALES
                                     ---------- ---------- --------- --------
   DFA Commodity Strategy Portfolio. $1,138,550 $1,067,377 $582,484  $567,753

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                      NET REALIZED                                        DIVIDEND
                                                      GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                      ON SALES OF   UNREALIZED                           AFFILIATED
                     BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                      10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                    ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
DFA COMMODITY
 STRATEGY PORTFOLIO
DFA Short Term
 Investment Fund....  $102,403  $3,976,582 $4,036,550     $(22)         $(4)      $42,409      3,665       $1,332
                      --------  ---------- ----------     ----          ---       -------      -----       ------
TOTAL...............  $102,403  $3,976,582 $4,036,550     $(22)         $(4)      $42,409      3,665       $1,332
                      ========  ========== ==========     ====          ===       =======      =====       ======

                     CAPITAL GAIN
                     DISTRIBUTIONS
                         FROM
                      AFFILIATED
                      INVESTMENT
-                    -------------
DFA COMMODITY
 STRATEGY PORTFOLIO
DFA Short Term
 Investment Fund....      --
                          --
TOTAL...............      --
                          ==

G. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to adjustments between financial and tax reporting related to the Subsidiary, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                     INCREASE       INCREASE
                                                    (DECREASE)     (DECREASE)
                                     INCREASE     UNDISTRIBUTED   ACCUMULATED
                                    (DECREASE)    NET INVESTMENT  NET REALIZED
                                  PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                  --------------- -------------- --------------
DFA Commodity Strategy Portfolio.     $5,774           $644         $(6,418)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                       NET INVESTMENT
                                         INCOME AND
                                         SHORT-TERM     LONG-TERM
                                       CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                       -------------- ------------- -------
     DFA Commodity Strategy Portfolio
     2016.............................    $ 7,540         $154      $ 7,694
     2017.............................     23,393           --       23,393

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                      NET INVESTMENT
                                        INCOME AND
                                        SHORT-TERM     LONG-TERM
                                      CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                      -------------- ------------- -------
    DFA Commodity Strategy Portfolio.    $(5,774)         --       $(5,774)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                  UNDISTRIBUTED                                               TOTAL NET
                                  NET INVESTMENT                                            DISTRIBUTABLE
                                    INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                    SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                  CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                  -------------- ------------- ------------- -------------- -------------
DFA Commodity Strategy Portfolio.    $39,616          --          $(1,758)      $(5,453)       $32,405

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                 UNLIMITED TOTAL
                                                 --------- ------
               DFA Commodity Strategy Portfolio.  $1,758   $1,758

   During the year ended October 31, 2017, the Portfolio did not utilize capital loss carryforwards.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                            NET
                                                                         UNREALIZED
                                   FEDERAL    UNREALIZED   UNREALIZED   APPRECIATION
                                   TAX COST  APPRECIATION DEPRECIATION (DEPRECIATION)
                                  ---------- ------------ ------------ --------------
DFA Commodity Strategy Portfolio. $1,708,552   $12,059      $(17,481)     $(5,422)

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

   2. Forward Currency Contracts: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions.

   3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

   4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

   The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

   An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

   Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor's Investment Committee. To the extent that the Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

   The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers.

FUTURES ACTIVITIES:

   The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

   5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

   Payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

   At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

   The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio's investments in the contracts to greater volatility than investments in traditional securities.

   6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

   An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

   The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

   The Subsidiary's securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                           FORWARD
                                          CURRENCY             SWAP
                                          CONTRACTS FUTURES  CONTRACTS
                                          --------- -------- ----------
        DFA Commodity Strategy Portfolio.  $17,238  $133,656 $1,519,367

   The following is a summary of the location of derivatives on the Portfolio's Statement of Assets and Liabilities as of October 31, 2017:

                           LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
                           ---------------------------------------------------
 DERIVATIVE TYPE              ASSET DERIVATIVES        LIABILITY DERIVATIVES
 ---------------           ------------------------   ------------------------
 Forward Currency          Unrealized Gain on         Unrealized Loss on
   Contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Commodity Futures         Receivables: Futures       Payables: Futures Margin
   Contracts                 Margin Variation           Variation

 Commodity Swap Contracts  Unrealized Gain on Swap    Unrealized Loss on Swap
                             Contracts                  Contracts

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                                   ASSET DERIVATIVES VALUE
                                  ---------------------------------------------------------
                                    TOTAL VALUE     FORWARD            COMMODITY
                                         AT        CURRENCY   EQUITY    FUTURES     SWAP
                                  OCTOBER 31, 2017 CONTRACTS CONTRACTS CONTRACTS* CONTRACTS
                                  ---------------- --------- --------- ---------- ---------
DFA Commodity Strategy Portfolio.     $12,813       $3,011      --      $ 5,313    $4,489

                                                 LIABILITY DERIVATIVES VALUE
                                  ---------------------------------------------------------
                                    TOTAL VALUE     FORWARD            COMMODITY
                                         AT        CURRENCY   EQUITY    FUTURES     SWAP
                                  OCTOBER 31, 2017 CONTRACTS CONTRACTS CONTRACTS* CONTRACTS
                                  ---------------- --------- --------- ---------- ---------
DFA Commodity Strategy Portfolio.     $(2,279)      $   (6)     --      $(2,273)       --

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the location on the Portfolio's Statement of Operations of realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings for the year ended October 31, 2017:

DERIVATIVE TYPE              LOCATION OF GAIN (LOSS) ON DERIVATIVES
---------------              --------------------------------------
Commodity Futures Contracts  Net Realized Gain (Loss) on: Futures
                             Change in Unrealized Appreciation (Depreciation) of: Futures
Forward Currency Contracts   Net Realized Gain (Loss) on: Forward Currency Contracts
                             Change in Unrealized Appreciation (Depreciation) of:
                               Forward Currency Contracts
Swap Contracts               Net Realized Gain (Loss) on: Swap Contracts
                             Change in Unrealized Appreciation (Depreciation) of:
                               Swap Contracts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                       REALIZED GAIN (LOSS) ON DERIVATIVES
                                      -------------------------------------
                                               FORWARD  COMMODITY
                                              CURRENCY   FUTURES    SWAP
                                       TOTAL  CONTRACTS CONTRACTS CONTRACTS
                                      ------- --------- --------- ---------
    DFA Commodity Strategy Portfolio. $ 7,406  $   49    $(4,294)  $11,651

                                        CHANGE IN UNREALIZED APPRECIATION
                                          (DEPRECIATION) ON DERIVATIVES
                                      -------------------------------------
                                               FORWARD  COMMODITY
                                              CURRENCY   FUTURES    SWAP
                                       TOTAL  CONTRACTS CONTRACTS CONTRACTS
                                      ------- --------- --------- ---------
    DFA Commodity Strategy Portfolio. $33,216  $3,005    $ 4,164   $26,047

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the "Statement of assets and liabilities."

   The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2017 (Amounts in thousands):

                                    NET                                                   NET
                                  AMOUNTS                                               AMOUNTS
                                    OF        GROSS AMOUNTS NOT                           OF        GROSS AMOUNTS NOT
                                  ASSETS        OFFSET IN THE                         LIABILITIES     OFFSET IN THE
                                 PRESENTED   STATEMENTS OF ASSETS                      PRESENTED   STATEMENTS OF ASSETS
                       GROSS      IN THE       AND LIABILITIES               GROSS      IN THE       AND LIABILITIES
-                    AMOUNTS OF STATEMENTS  ---------------------         AMOUNTS OF  STATEMENTS  ----------------------
                     RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                       ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION             (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------          ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                            ASSETS                                             LIABILITIES
                     ---------------------------------------------------- -----------------------------------------------------
DFA COMMODITY
 STRATEGY PORTFOLIO
Forward Currency
 Contracts..........   $3,011     $3,011        $(6)          --   $3,005     $ 6         $ 6         $(6)        --       --
Swap Contracts......    4,489      4,489         --      $(1,063)   3,426      --          --          --         --       --

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not utilize the interfund lending program during the year ended October 31, 2017.

J. SECURITIES LENDING:

   As of October 31, 2017, the Portfolio had a security on loan to a broker/dealer, for which the Portfolio received cash collateral.

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policy, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                       REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                    AS OF OCTOBER 31, 2017
                                   --------------------------------------------------------
                                   OVERNIGHT AND            BETWEEN
                                    CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                   ------------- -------- ------------ -------- -----------
SECURITIES LENDING TRANSACTIONS
DFA COMMODITY STRATEGY PORTFOLIO
 Bonds, U.S. Treasury Obligations.  $42,408,663     --         --         --    $42,408,663

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   At October 31, 2017, 3 shareholders held 63% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of DFA Commodity Strategy Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO -- CLASS R2 VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
APRIL 30, 2008-OCTOBER 31, 2017

                                    [CHART]

                   DFA International Value    MSCI World ex USA Index
                     Portfolio - Class R2         (net dividends)
                   -----------------------    ------------------------
 4/30/2008                 $10,000                  $10,000
 5/31/2008                  10,000                   10,152
 6/30/2008                   9,006                    9,362
 7/31/2008                   8,752                    9,029
 8/31/2008                   8,381                    8,680
 9/30/2008                   7,404                    7,427
10/31/2008                   5,537                    5,882
11/30/2008                   5,194                    5,563
12/31/2008                   5,594                    5,856
 1/31/2009                   4,819                    5,310
 2/28/2009                   4,220                    4,772
 3/31/2009                   4,686                    5,087
 4/30/2009                   5,539                    5,743
 5/31/2009                   6,361                    6,469
 6/30/2009                   6,268                    6,402
 7/31/2009                   7,007                    7,003
 8/31/2009                   7,404                    7,339
 9/30/2009                   7,789                    7,641
10/31/2009                   7,467                    7,519
11/30/2009                   7,685                    7,705
12/31/2009                   7,769                    7,828
 1/31/2010                   7,316                    7,461
 2/28/2010                   7,340                    7,453
 3/31/2010                   7,920                    7,933
 4/30/2010                   7,781                    7,815
 5/31/2010                   6,874                    6,952
 6/30/2010                   6,751                    6,852
 7/31/2010                   7,584                    7,485
 8/31/2010                   7,209                    7,261
 9/30/2010                   7,990                    7,958
10/31/2010                   8,259                    8,241
11/30/2010                   7,836                    7,892
12/31/2010                   8,567                    8,528
 1/31/2011                   8,931                    8,712
 2/28/2011                   9,224                    9,035
 3/31/2011                   8,966                    8,854
 4/30/2011                   9,443                    9,336
 5/31/2011                   9,097                    9,059
 6/30/2011                   8,968                    8,930
 7/31/2011                   8,679                    8,783
 8/31/2011                   7,744                    8,040
 9/30/2011                   6,896                    7,233
10/31/2011                   7,555                    7,936
11/30/2011                   7,306                    7,569
12/31/2011                   7,106                    7,487
 1/31/2012                   7,579                    7,891
 2/29/2012                   7,974                    8,325
 3/31/2012                   7,907                    8,263
 4/30/2012                   7,622                    8,123
 5/31/2012                   6,676                    7,197
 6/30/2012                   7,146                    7,669
 7/31/2012                   7,112                    7,764
 8/31/2012                   7,407                    7,986
 9/30/2012                   7,665                    8,228
10/31/2012                   7,759                    8,286
11/30/2012                   7,877                    8,460
12/31/2012                   8,263                    8,716
 1/31/2013                   8,646                    9,144
 2/28/2013                   8,382                    9,053
 3/31/2013                   8,408                    9,125
 4/30/2013                   8,817                    9,541
 5/31/2013                   8,707                    9,327
 6/30/2013                   8,400                    8,978
 7/31/2013                   8,968                    9,455
 8/31/2013                   8,902                    9,333
 9/30/2013                   9,570                    9,993
10/31/2013                   9,901                   10,328
11/30/2013                   9,931                   10,391
12/31/2013                  10,149                   10,548
 1/31/2014                   9,775                   10,122
 2/28/2014                  10,328                   10,675
 3/31/2014                  10,249                   10,627
 4/30/2014                  10,420                   10,794
 5/31/2014                  10,529                   10,961
 6/30/2014                  10,661                   11,117
 7/31/2014                  10,419                   10,919
 8/31/2014                  10,419                   10,928
 9/30/2014                   9,956                   10,479
10/31/2014                   9,782                   10,312
11/30/2014                   9,787                   10,439
12/31/2014                   9,412                   10,092
 1/31/2015                   9,348                   10,056
 2/28/2015                  10,014                   10,657
 3/31/2015                   9,801                   10,479
 4/30/2015                  10,334                   10,933
 5/31/2015                  10,334                   10,838
 6/30/2015                  10,032                   10,530
 7/31/2015                   9,934                   10,697
 8/31/2015                   9,191                    9,917
 9/30/2015                   8,557                    9,417
10/31/2015                   9,216                   10,125
11/30/2015                   9,091                    9,964
12/31/2015                   8,798                    9,785
 1/31/2016                   8,107                    9,112
 2/29/2016                   7,843                    8,985
 3/31/2016                   8,438                    9,594
 4/30/2016                   8,841                    9,903
 5/31/2016                   8,675                    9,791
 6/30/2016                   8,356                    9,493
 7/31/2016                   8,727                    9,960
 8/31/2016                   8,958                    9,970
 9/30/2016                   9,063                   10,091
10/31/2016                   9,176                    9,895
11/30/2016                   9,215                    9,736
12/31/2016                   9,517                   10,054
 1/31/2017                   9,926                   10,354
 2/28/2017                   9,852                   10,473
 3/31/2017                  10,071                   10,739
 4/30/2017                  10,214                   10,967
 5/31/2017                  10,385                   11,333
 6/30/2017                  10,493                   11,343
 7/31/2017                  10,985                   11,681
 8/31/2017                  10,967                   11,678               Past performance is not predictive of
 9/30/2017                  11,357                   11,981               future performance.
10/31/2017                  11,561                   12,145               The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE        FIVE         SINCE              would pay on fund distributions or the
         TOTAL RETURN          YEAR       YEARS      INCEPTION            redemption of fund shares.
         -----------------------------------------------------------      MSCI data copyright MSCI 2017, all
                              25.99%      8.30%        1.54%              rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                   DFA International Value         MSCI World ex USA Index
               Portfolio - Institutional Class         (net dividends)
               -------------------------------     -----------------------
10/31/2007                $10,000                         $10,000
11/30/2007                  9,392                           9,609
12/31/2007                  9,188                           9,428
 1/31/2008                  8,444                           8,578
 2/29/2008                  8,334                           8,734
 3/31/2008                  8,434                           8,609
 4/30/2008                  8,809                           9,088
 5/31/2008                  8,812                           9,225
 6/30/2008                  7,938                           8,508
 7/31/2008                  7,713                           8,205
 8/31/2008                  7,387                           7,888
 9/30/2008                  6,525                           6,749
10/31/2008                  4,888                           5,345
11/30/2008                  4,588                           5,055
12/31/2008                  4,931                           5,322
 1/31/2009                  4,252                           4,825
 2/28/2009                  3,730                           4,337
 3/31/2009                  4,135                           4,623
 4/30/2009                  4,894                           5,219
 5/31/2009                  5,622                           5,879
 6/30/2009                  5,537                           5,818
 7/31/2009                  6,193                           6,364
 8/31/2009                  6,544                           6,669
 9/30/2009                  6,881                           6,944
10/31/2009                  6,604                           6,833
11/30/2009                  6,797                           7,002
12/31/2009                  6,876                           7,113
 1/31/2010                  6,477                           6,780
 2/28/2010                  6,497                           6,773
 3/31/2010                  7,015                           7,209
 4/30/2010                  6,894                           7,102
 5/31/2010                  6,083                           6,318
 6/30/2010                  5,977                           6,227
 7/31/2010                  6,723                           6,802
 8/31/2010                  6,391                           6,599
 9/30/2010                  7,075                           7,232
10/31/2010                  7,326                           7,489
11/30/2010                  6,952                           7,172
12/31/2010                  7,603                           7,750
 1/31/2011                  7,926                           7,917
 2/28/2011                  8,186                           8,210
 3/31/2011                  7,961                           8,046
 4/30/2011                  8,384                           8,484
 5/31/2011                  8,081                           8,232
 6/30/2011                  7,968                           8,115
 7/31/2011                  7,711                           7,981
 8/31/2011                  6,884                           7,307
 9/30/2011                  6,131                           6,573
10/31/2011                  6,721                           7,212
11/30/2011                  6,496                           6,879
12/31/2011                  6,322                           6,804
 1/31/2012                  6,747                           7,171
 2/29/2012                  7,094                           7,565
 3/31/2012                  7,039                           7,509
 4/30/2012                  6,785                           7,382
 5/31/2012                  5,947                           6,540
 6/30/2012                  6,366                           6,969
 7/31/2012                  6,340                           7,056
 8/31/2012                  6,598                           7,257
 9/30/2012                  6,833                           7,477
10/31/2012                  6,921                           7,530
11/30/2012                  7,027                           7,688
12/31/2012                  7,372                           7,920
 1/31/2013                  7,714                           8,310
 2/28/2013                  7,483                           8,227
 3/31/2013                  7,505                           8,292
 4/30/2013                  7,875                           8,670
 5/31/2013                  7,777                           8,476
 6/30/2013                  7,503                           8,158
 7/31/2013                  8,015                           8,592
 8/31/2013                  7,956                           8,482
 9/30/2013                  8,556                           9,081
10/31/2013                  8,852                           9,386
11/30/2013                  8,884                           9,443
12/31/2013                  9,077                           9,586
 1/31/2014                  8,742                           9,199
 2/28/2014                  9,241                           9,701
 3/31/2014                  9,175                           9,657
 4/30/2014                  9,328                           9,809
 5/31/2014                  9,430                           9,961
 6/30/2014                  9,544                          10,103
 7/31/2014                  9,331                           9,923
 8/31/2014                  9,331                           9,931
 9/30/2014                  8,923                           9,523
10/31/2014                  8,766                           9,371
11/30/2014                  8,771                           9,487
12/31/2014                  8,442                           9,171
 1/31/2015                  8,385                           9,139
 2/28/2015                  8,983                           9,685
 3/31/2015                  8,791                           9,523
 4/30/2015                  9,274                           9,935
 5/31/2015                  9,279                           9,849
 6/30/2015                  9,009                           9,569
 7/31/2015                  8,921                           9,721
 8/31/2015                  8,254                           9,013
 9/30/2015                  7,690                           8,558
10/31/2015                  8,277                           9,201
11/30/2015                  8,170                           9,055
12/31/2015                  7,909                           8,893
 1/31/2016                  7,288                           8,280
 2/29/2016                  7,056                           8,165
 3/31/2016                  7,588                           8,719
 4/30/2016                  7,955                           8,999
 5/31/2016                  7,806                           8,898
 6/30/2016                  7,520                           8,627
 7/31/2016                  7,858                           9,052
 8/31/2016                  8,065                           9,060
 9/30/2016                  8,159                           9,170
10/31/2016                  8,261                           8,992
11/30/2016                  8,301                           8,848
12/31/2016                  8,574                           9,137
 1/31/2017                  8,943                           9,409
 2/28/2017                  8,881                           9,517
 3/31/2017                  9,083                           9,759
 4/30/2017                  9,211                           9,967
 5/31/2017                  9,370                          10,299
 6/30/2017                  9,469                          10,308
 7/31/2017                  9,912                          10,615
 8/31/2017                  9,901                          10,613             Past performance is not predictive of
 9/30/2017                 10,255                          10,888             future performance.
10/31/2017                 10,438                          11,037             The returns shown do not reflect the
                                                                              deduction of taxes that a shareholder
           AVERAGE ANNUAL         ONE         FIVE         TEN                would pay on fund distributions or the
           TOTAL RETURN           YEAR        YEARS       YEARS               redemption of fund shares.
           -----------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                 26.36%       8.56%       0.43%               rights reserved.

--------------------------------------------------------------------------------

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                      U.S. LARGE COMPANY PORTFOLIO VS.
                      S&P 500 INDEX
                      OCTOBER 31, 2007-OCTOBER 31, 2017

                        [CHART]


               U.S. Large Company
                    Portfolio        S&P 500 Index
               ------------------    -------------
 10/31/2007          $10,000            $10,000
 11/30/2007            9,580              9,582
 12/31/2007            9,520              9,515
  1/31/2008            8,947              8,944
  2/29/2008            8,657              8,654
  3/31/2008            8,625              8,616
  4/30/2008            9,041              9,036
  5/31/2008            9,157              9,154
  6/30/2008            8,389              8,382
  7/31/2008            8,322              8,311
  8/31/2008            8,439              8,432
  9/30/2008            7,696              7,680
 10/31/2008            6,409              6,390
 11/30/2008            5,955              5,932
 12/31/2008            6,020              5,995
  1/31/2009            5,519              5,490
  2/28/2009            4,932              4,905
  3/31/2009            5,364              5,335
  4/30/2009            5,878              5,845
  5/31/2009            6,211              6,172
  6/30/2009            6,219              6,185
  7/31/2009            6,692              6,652
  8/31/2009            6,933              6,892
  9/30/2009            7,193              7,150
 10/31/2009            7,055              7,017
 11/30/2009            7,478              7,438
 12/31/2009            7,623              7,581
  1/31/2010            7,353              7,309
  2/28/2010            7,579              7,535
  3/31/2010            8,038              7,990
  4/30/2010            8,161              8,116
  5/31/2010            7,506              7,468
  6/30/2010            7,114              7,077
  7/31/2010            7,612              7,573
  8/31/2010            7,271              7,231
  9/30/2010            7,918              7,876
 10/31/2010            8,217              8,176
 11/30/2010            8,217              8,177
 12/31/2010            8,766              8,724
  1/31/2011            8,978              8,930
  2/28/2011            9,279              9,236
  3/31/2011            9,290              9,240
  4/30/2011            9,557              9,514
  5/31/2011            9,450              9,406
  6/30/2011            9,290              9,249
  7/31/2011            9,102              9,061
  8/31/2011            8,612              8,569
  9/30/2011            8,002              7,966
 10/31/2011            8,881              8,837
 11/30/2011            8,854              8,818
 12/31/2011            8,950              8,908
  1/31/2012            9,348              9,307
  2/29/2012            9,746              9,709
  3/31/2012           10,072             10,029
  4/30/2012           10,009              9,966
  5/31/2012            9,401              9,367
  6/30/2012            9,790              9,753
  7/31/2012            9,927              9,888
  8/31/2012           10,145             10,111
  9/30/2012           10,407             10,372
 10/31/2012           10,215             10,181
 11/30/2012           10,279             10,240
 12/31/2012           10,366             10,333
  1/31/2013           10,902             10,869
  2/28/2013           11,050             11,016
  3/31/2013           11,465             11,429
  4/30/2013           11,687             11,649
  5/31/2013           11,956             11,922
  6/30/2013           11,800             11,762
  7/31/2013           12,396             12,360
  8/31/2013           12,033             12,002
  9/30/2013           12,412             12,379
 10/31/2013           12,983             12,948
 11/30/2013           13,376             13,342
 12/31/2013           13,717             13,680
  1/31/2014           13,237             13,207
  2/28/2014           13,849             13,811
  3/31/2014           13,962             13,927
  4/30/2014           14,066             14,030
  5/31/2014           14,387             14,360
  6/30/2014           14,684             14,656
  7/31/2014           14,484             14,454
  8/31/2014           15,064             15,032
  9/30/2014           14,850             14,822
 10/31/2014           15,212             15,184
 11/30/2014           15,623             15,592
 12/31/2014           15,574             15,553
  1/31/2015           15,103             15,086
  2/28/2015           15,977             15,953
  3/31/2015           15,723             15,701
  4/30/2015           15,867             15,851
  5/31/2015           16,070             16,055
  6/30/2015           15,763             15,744
  7/31/2015           16,092             16,074
  8/31/2015           15,124             15,104
  9/30/2015           14,750             14,731
 10/31/2015           15,986             15,973
 11/30/2015           16,045             16,021
 12/31/2015           15,789             15,768
  1/31/2016           14,998             14,985
  2/29/2016           14,988             14,965
  3/31/2016           16,001             15,980
  4/30/2016           16,060             16,042
  5/31/2016           16,349             16,330
  6/30/2016           16,384             16,373
  7/31/2016           16,994             16,976
  8/31/2016           17,014             17,000
  9/30/2016           17,023             17,003
 10/31/2016           16,712             16,693
 11/30/2016           17,324             17,312
 12/31/2016           17,667             17,654
  1/31/2017           18,002             17,989
  2/28/2017           18,723             18,703
  3/31/2017           18,737             18,725
  4/30/2017           18,931             18,917
  5/31/2017           19,196             19,183
  6/30/2017           19,311             19,303
  7/31/2017           19,711             19,700       Past performance is not predictive of
  8/31/2017           19,762             19,760       future performance.
  9/30/2017           20,174             20,168       The returns shown do not reflect the
 10/31/2017           20,647             20,638       deduction of taxes that a shareholder
                                                      would pay on fund distributions or the
      AVERAGE ANNUAL     ONE     FIVE      TEN        redemption of fund shares.
      TOTAL RETURN       YEAR    YEARS    YEARS       Copyright 2017 S&P Dow Jones Indices
      --------------------------------------------    LLC, a division of S&P Global. All rights
                        23.55%   15.11%   7.52%       reserved.

--------------------------------------------------------------------------------

                       DIMENSIONAL INVESTMENT GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
           -                                  ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
         -                                      ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For funds investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

DFA INTERNATIONAL VALUE PORTFOLIO

   The DFA International Value Portfolio is designed to capture the returns of developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 510 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 25.99% for the Portfolio's Class R2 shares, 26.36% for the Portfolio's Institutional
Class shares, and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Master Fund's emphasis on value stocks contributed positively to performance relative to the benchmark. The Master Fund's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE COMPANY PORTFOLIO

   The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500(R) Index by investing in S&P 500(R) Index securities in approximately the same proportions as they are represented in the Index. As of October 31, 2017, the Portfolio held approximately 500 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, the total return was 23.55% for the Portfolio and 23.63% for the S&P 500(R) Index, the Portfolio's benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                             SIX MONTHS ENDED OCTOBER 31, 2017
  EXPENSE TABLES
                                       BEGINNING  ENDING              EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                         VALUE    VALUE     EXPENSE    DURING
                                       05/01/17  10/31/17    RATIO*   PERIOD*
                                       --------- --------- ---------- --------
  DFA INTERNATIONAL VALUE PORTFOLIO**
  -----------------------------------
  Actual Fund Return
   Class R2 Shares.................... $1,000.00 $1,131.90    0.68%    $3.65
   Institutional Class Shares......... $1,000.00 $1,133.20    0.43%    $2.31
  Hypothetical 5% Annual Return
   Class R2 Shares.................... $1,000.00 $1,021.78    0.68%    $3.47
   Institutional Class Shares......... $1,000.00 $1,023.04    0.43%    $2.19

DISCLOSURE OF FUND EXPENSES
CONTINUED


                                    BEGINNING  ENDING              EXPENSES
                                     ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                      VALUE    VALUE     EXPENSE    DURING
                                    05/01/17  10/31/17    RATIO*   PERIOD*
                                    --------- --------- ---------- --------
     U.S. LARGE COMPANY PORTFOLIO
     ----------------------------
     Actual Fund Return............ $1,000.00 $1,090.70    0.08%    $0.42
     Hypothetical 5% Annual Return. $1,000.00 $1,024.80    0.08%    $0.41

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
(call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                           AFFILIATED INVESTMENT COMPANY
                                           -----------------------------
        DFA International Value Portfolio.             100.0%

DOMESTIC EQUITY PORTFOLIO

           U.S. LARGE COMPANY PORTFOLIO
Consumer Discretionary.......................  11.9%
Consumer Staples.............................   7.9%
Energy.......................................   5.9%
Financials...................................  14.7%
Health Care..................................  14.1%
Industrials..................................  10.0%
Information Technology.......................  24.5%
Materials....................................   3.0%
Real Estate..................................   2.9%
Telecommunication Services...................   1.9%
Utilities....................................   3.2%
                                              -----
                                              100.0%

                       DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                 VALUE+
                                                             --------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The DFA International Value Series of  The
  DFA Investment Trust Company.............................. $9,848,536,734
                                                             --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY....... $9,848,536,734
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                  PERCENTAGE
                                        SHARES       VALUE+     OF NET ASSETS**
                                        ------       ------     ---------------
COMMON STOCKS -- (97.4%)
Consumer Discretionary -- (11.6%)
*   Amazon.com, Inc...................   143,914 $  159,065,266            2.0%
    Comcast Corp. Class A............. 1,697,273     61,152,746            0.8%
    Home Depot, Inc. (The)............   425,419     70,525,962            0.9%
    McDonald's Corp...................   292,122     48,758,083            0.6%
*   Priceline Group, Inc. (The).......    17,730     33,899,051            0.4%
    Walt Disney Co. (The).............   556,803     54,460,901            0.7%
    Other Securities..................              517,379,956            6.4%
                                                 --------------           -----
Total Consumer Discretionary..........              945,241,965           11.8%
                                                 --------------           -----
Consumer Staples -- (7.7%)
    Altria Group, Inc.................   691,854     44,430,864            0.5%
    Coca-Cola Co. (The)............... 1,385,181     63,690,622            0.8%
    PepsiCo, Inc......................   515,367     56,808,904            0.7%
    Philip Morris International, Inc..   560,394     58,639,628            0.7%
    Procter & Gamble Co. (The)........   920,414     79,468,545            1.0%
    Wal-Mart Stores, Inc..............   527,866     46,087,981            0.6%
    Other Securities..................              282,006,147            3.6%
                                                 --------------           -----
Total Consumer Staples................              631,132,691            7.9%
                                                 --------------           -----
Energy -- (5.8%)
    Chevron Corp......................   683,991     79,267,717            1.0%
    Exxon Mobil Corp.................. 1,529,419    127,477,074            1.6%
    Other Securities..................              264,460,405            3.3%
                                                 --------------           -----
Total Energy..........................              471,205,196            5.9%
                                                 --------------           -----
Financials -- (14.3%)
    Bank of America Corp.............. 3,541,605     97,004,561            1.2%
*   Berkshire Hathaway, Inc. Class B..   694,514    129,832,447            1.6%
    Citigroup, Inc....................   983,300     72,272,550            0.9%
    JPMorgan Chase & Co............... 1,270,152    127,789,993            1.6%
    Wells Fargo & Co.................. 1,612,539     90,527,939            1.1%
    Other Securities..................              652,273,989            8.2%
                                                 --------------           -----
Total Financials......................            1,169,701,479           14.6%
                                                 --------------           -----
Health Care -- (13.7%)
    Abbott Laboratories...............   627,915     34,051,830            0.4%
    AbbVie, Inc.......................   575,050     51,898,263            0.6%
    Amgen, Inc........................   263,152     46,109,493            0.6%
    Bristol-Myers Squibb Co...........   591,348     36,462,518            0.5%
    Gilead Sciences, Inc..............   471,964     35,378,421            0.4%
    Johnson & Johnson.................   968,776    135,057,062            1.7%
    Medtronic P.L.C...................   488,485     39,332,812            0.5%
    Merck & Co., Inc..................   986,916     54,369,202            0.7%
    Pfizer, Inc....................... 2,154,043     75,520,748            0.9%
    UnitedHealth Group, Inc...........   348,941     73,354,377            0.9%
    Other Securities..................              538,916,727            6.8%
                                                 --------------           -----
Total Health Care.....................            1,120,451,453           14.0%
                                                 --------------           -----
Industrials -- (9.8%)
    3M Co.............................   215,221     49,541,722            0.6%
    Boeing Co. (The)..................   200,419     51,704,094            0.6%
    General Electric Co............... 3,124,518     62,990,283            0.8%

U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (Continued)
      Honeywell International, Inc..................................    275,537 $   39,721,414            0.5%
      Other Securities..............................................               594,062,809            7.5%
                                                                                --------------          ------
Total Industrials...................................................               798,020,322           10.0%
                                                                                --------------          ------
Information Technology -- (23.8%)
*     Alphabet, Inc. Class A........................................    107,578    111,132,377            1.4%
*     Alphabet, Inc. Class C........................................    108,955    110,768,011            1.4%
      Apple, Inc....................................................  1,864,362    315,151,753            3.9%
      Broadcom, Ltd.................................................    146,621     38,694,748            0.5%
      Cisco Systems, Inc............................................  1,804,117     61,610,596            0.8%
*     Facebook, Inc. Class A........................................    855,559    154,051,954            1.9%
      Intel Corp....................................................  1,695,778     77,140,941            1.0%
      International Business Machines Corp..........................    312,602     48,159,464            0.6%
      Mastercard, Inc. Class A......................................    336,778     50,102,463            0.6%
      Microsoft Corp................................................  2,780,085    231,247,470            2.9%
      NVIDIA Corp...................................................    216,362     44,745,825            0.6%
      Oracle Corp...................................................  1,089,326     55,446,693            0.7%
      Texas Instruments, Inc........................................    357,047     34,522,874            0.4%
#     Visa, Inc. Class A............................................    660,208     72,609,676            0.9%
      Other Securities..............................................               542,679,450            6.8%
                                                                                --------------          ------
Total Information Technology........................................             1,948,064,295           24.4%
                                                                                --------------          ------
Materials -- (2.9%)
      DowDuPont, Inc................................................    841,839     60,873,378            0.8%
      Other Securities..............................................               180,037,814            2.2%
                                                                                --------------          ------
Total Materials.....................................................               240,911,192            3.0%
                                                                                --------------          ------
Real Estate -- (2.9%)
      Other Securities..............................................               233,976,658            2.9%
                                                                                --------------          ------
Telecommunication Services -- (1.8%)
      AT&T, Inc.....................................................  2,216,171     74,574,154            0.9%
      Verizon Communications, Inc...................................  1,472,250     70,476,607            0.9%
      Other Securities..............................................                 6,646,994            0.1%
                                                                                --------------          ------
Total Telecommunication Services....................................               151,697,755            1.9%
                                                                                --------------          ------
Utilities -- (3.1%)
      Other Securities..............................................               252,274,717            3.2%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             7,962,677,723           99.6%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             7,962,677,723
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 28,357,388     28,357,388            0.4%
                                                                                --------------          ------

SECURITIES LENDING COLLATERAL -- (2.3%)
(S)@  DFA Short Term Investment Fund................................ 16,039,538    185,593,492            2.3%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $3,792,238,294)..............................................            $8,176,628,603          102.3%
                                                                                ==============          ======

U.S. LARGE COMPANY PORTFOLIO
CONTINUED


At October 31, 2017, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                           NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)....    262     12/15/17  $33,619,653 $33,702,370    $82,717
                                                ----------- -----------    -------
TOTAL FUTURES CONTRACTS...                      $33,619,653 $33,702,370    $82,717
                                                =========== ===========    =======

Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
 Consumer Discretionary......... $  945,241,965           --   --    $  945,241,965
 Consumer Staples...............    631,132,691           --   --       631,132,691
 Energy.........................    471,205,196           --   --       471,205,196
 Financials.....................  1,169,701,479           --   --     1,169,701,479
 Health Care....................  1,120,451,453           --   --     1,120,451,453
 Industrials....................    798,020,322           --   --       798,020,322
 Information Technology.........  1,948,064,295           --   --     1,948,064,295
 Materials......................    240,911,192           --   --       240,911,192
 Real Estate....................    233,976,658           --   --       233,976,658
 Telecommunication Services.....    151,697,755           --   --       151,697,755
 Utilities......................    252,274,717           --   --       252,274,717
Temporary Cash Investments......     28,357,388           --   --        28,357,388
Securities Lending Collateral...             -- $185,593,492   --       185,593,492
Futures Contracts**.............         82,717           --   --            82,717
                                 -------------- ------------   --    --------------
TOTAL........................... $7,991,117,828 $185,593,492   --    $8,176,711,320
                                 ============== ============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                   DFA        U.S. LARGE
                                                                                              INTERNATIONAL    COMPANY
                                                                                             VALUE PORTFOLIO  PORTFOLIO*
                                                                                             --------------- ------------
ASSETS:
Investments in Affiliated Investment Company at Value....................................... $    9,848,537            --
Investments at Value (including $0 and $407,857 of securities on loan, respectively)........             --  $  7,962,678
Temporary Cash Investments at Value & Cost..................................................             --        28,357
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0 and
 $185,581)..................................................................................             --       185,593
Segregated Cash for Futures Contracts.......................................................             --           252
Receivables:
  Dividends, Interest and Tax Reclaims......................................................             --         6,652
  Securities Lending Income.................................................................             --            65
  Fund Shares Sold..........................................................................          5,854         4,879
  Futures Margin Variation..................................................................             --            59
Prepaid Expenses and Other Assets...........................................................             93            98
                                                                                             --------------  ------------
     Total Assets...........................................................................      9,854,484     8,188,633
                                                                                             --------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................................................             --       185,555
  Fund Shares Redeemed......................................................................         11,102         5,619
  Due to Advisor............................................................................          1,655           378
Accrued Expenses and Other Liabilities......................................................            588           903
                                                                                             --------------  ------------
     Total Liabilities......................................................................         13,345       192,455
                                                                                             --------------  ------------
NET ASSETS.................................................................................. $    9,841,139  $  7,996,178
                                                                                             ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $3,508 and $0 and shares outstanding of
 176,386 and 0, respectively................................................................ $        19.89           N/A
                                                                                             ==============  ============
NUMBER OF SHARES AUTHORIZED.................................................................    100,000,000           N/A
                                                                                             ==============  ============
Institutional Class Shares -- based on net assets of $9,837,631 and $7,996,178 and shares
 outstanding of 493,369,218 and 398,901,388, respectively................................... $        19.94  $      20.05
                                                                                             ==============  ============
NUMBER OF SHARES AUTHORIZED.................................................................  1,500,000,000   900,000,000
                                                                                             ==============  ============
Investments at Cost.........................................................................            N/A  $  3,578,301
                                                                                             ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................................................. $    8,259,000  $  3,752,856
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)......         30,626         8,050
Accumulated Net Realized Gain (Loss)........................................................        (75,739)     (149,204)
Net Unrealized Foreign Exchange Gain (Loss).................................................            (40)           --
Net Unrealized Appreciation (Depreciation)..................................................      1,627,292     4,384,476
                                                                                             --------------  ------------
NET ASSETS.................................................................................. $    9,841,139  $  7,996,178
                                                                                             ==============  ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                            DFA        U.S. LARGE
                                                                                       INTERNATIONAL    COMPANY
                                                                                     VALUE PORTFOLIO*# PORTFOLIO#
                                                                                     ----------------- ----------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Companies:
    Dividends (Net of Foreign Taxes Withheld of $24,693 and $0, respectively).......    $  296,868             --
    Income from Securities Lending..................................................         7,241             --
    Expenses Allocated from Affiliated Investment Company...........................       (18,105)            --
                                                                                        ----------     ----------
     Total Net Investment Income Received from Affiliated Investment Companies......       286,004             --
                                                                                        ----------     ----------
FUND INVESTMENT INCOME
  Dividends.........................................................................            --     $  151,436
  Income from Securities Lending....................................................            --            844
                                                                                        ----------     ----------
     Total Investment Income........................................................            --        152,280
                                                                                        ----------     ----------
FUND EXPENSES
  Investment Management Fees........................................................        34,266          4,420
  Accounting & Transfer Agent Fees..................................................           244            429
  S&P 500(R) Fees...................................................................            --            102
  Custodian Fees....................................................................            --             96
  Shareholder Servicing Fees
    Class R2 Shares.................................................................            10             --
  Filing Fees.......................................................................           334            166
  Shareholders' Reports.............................................................           334            149
  Directors'/Trustees' Fees & Expenses..............................................            82             72
  Professional Fees.................................................................           183            217
  Other.............................................................................            43            218
                                                                                        ----------     ----------
     Total Expenses.................................................................        35,496          5,869
                                                                                        ----------     ----------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
   Advisor (Note C).................................................................            --             24
    Institutional Class Shares......................................................       (17,125)            --
    Class R2 Shares.................................................................            (8)            --
                                                                                        ----------     ----------
  Net Expenses......................................................................        18,363          5,893
                                                                                        ----------     ----------
  NET INVESTMENT INCOME (LOSS)......................................................       267,641        146,387
                                                                                        ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**....................................................       104,748         25,596
    Affiliated Investment Companies Shares Sold.....................................            --             21
    Futures.........................................................................        12,673          4,571
    Foreign Currency Transactions...................................................        (1,987)            --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency......................................     1,639,175      1,352,486
    Affiliated Investment Companies Shares..........................................            --            (37)
    Futures.........................................................................         2,759            181
    Translation of Foreign Currency Denominated Amounts.............................           803             --
                                                                                        ----------     ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................     1,758,171      1,382,818
                                                                                        ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................    $2,025,812     $1,529,205
                                                                                        ==========     ==========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

**Net of foreign capital gain taxes withheld of $0 and $0, respectively.

# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                  DFA INTERNATIONAL VALUE     U.S. LARGE COMPANY
                                                                         PORTFOLIO                 PORTFOLIO
                                                                 ------------------------  ------------------------
                                                                     YEAR         YEAR         YEAR         YEAR
                                                                    ENDED        ENDED        ENDED        ENDED
                                                                   OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                                     2017         2016         2017         2016
                                                                 -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).................................. $   267,641  $   229,798  $   146,387  $   131,507
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.................................     104,748     (189,967)      25,596       44,973
    Affiliated Investment Companies Shares Sold.................          --           --           21           --
    Futures.....................................................      12,673        4,316        4,571       (5,349)
    Foreign Currency Transactions...............................      (1,987)       4,081           --           --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................   1,639,175        3,950    1,352,486      140,290
    Affiliated Investment Companies Shares......................          --           --          (37)          --
    Futures.....................................................       2,759         (482)         181         (356)
    Translation of Foreign Currency Denominated Amounts.........         803         (650)          --           --
                                                                 -----------  -----------  -----------  -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations................................................   2,025,812       51,046    1,529,205      311,065
                                                                 -----------  -----------  -----------  -----------
Distributions From:
  Net Investment Income:
    Class R2 Shares.............................................        (109)        (336)          --           --
    Institutional Class Shares..................................    (277,230)    (224,465)    (154,814)    (125,202)
  Net Short-Term Gains:
    Institutional Class Shares..................................          --           --         (124)          --
  Net Long-Term Gains:
    Institutional Class Shares..................................          --           --      (38,779)     (47,852)
                                                                 -----------  -----------  -----------  -----------
     Total Distributions........................................    (277,339)    (224,801)    (193,717)    (173,054)
                                                                 -----------  -----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued.................................................   1,967,887    2,442,715    1,555,398    1,529,402
  Shares Issued in Lieu of Cash Distributions...................     269,559      218,177      171,570      150,286
  Shares Redeemed...............................................  (1,418,753)  (2,019,049)  (1,432,214)  (1,262,506)
                                                                 -----------  -----------  -----------  -----------
     Net Increase (Decrease) from Capital Share Transactions....     818,693      641,843      294,754      417,182
                                                                 -----------  -----------  -----------  -----------
     Total Increase (Decrease) in Net Assets....................   2,567,166      468,088    1,630,242      555,193
NET ASSETS
  Beginning of Year.............................................   7,273,973    6,805,885    6,365,936    5,810,743
                                                                 -----------  -----------  -----------  -----------
  End of Year................................................... $ 9,841,139  $ 7,273,973  $ 7,996,178  $ 6,365,936
                                                                 ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.................................................     109,955      158,003       84,803       96,985
  Shares Issued in Lieu of Cash Distributions...................      14,996       14,327        9,395        9,320
  Shares Redeemed...............................................     (77,571)    (128,304)     (77,231)     (78,179)
                                                                 -----------  -----------  -----------  -----------
     Net Increase (Decrease) from Shares Issued and
      Redeemed..................................................      47,380       44,026       16,967       28,126
                                                                 ===========  ===========  ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS
 OF NET INVESTMENT INCOME)...................................... $    30,626  $    40,507  $     8,050  $    19,630

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             DFA INTERNATIONAL VALUE PORTFOLIO-CLASS R2 SHARES
                                                             ----------------------------------------------
                                                               YEAR       YEAR      YEAR      YEAR      YEAR
                                                              ENDED      ENDED     ENDED     ENDED     ENDED
                                                             OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                               2017       2016      2015      2014      2013
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $16.27     $16.93   $ 18.48   $ 19.46    $15.72
                                                              ------     ------   -------   -------    ------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................    0.55       0.53      0.51      0.74      0.49
 Net Gains (Losses) on Securities (Realized and Unrealized).    3.61      (0.65)    (1.55)    (0.93)     3.77
                                                              ------     ------   -------   -------    ------
   Total from Investment Operations.........................    4.16      (0.12)    (1.04)    (0.19)     4.26
--------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................   (0.54)     (0.54)    (0.51)    (0.79)    (0.52)
                                                              ------     ------   -------   -------    ------
   Total Distributions......................................   (0.54)     (0.54)    (0.51)    (0.79)    (0.52)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................  $19.89     $16.27   $ 16.93   $ 18.48    $19.46
===========================================================  ========   ========  ========  ========  ========
Total Return................................................   25.99%     (0.43)%   (5.78)%   (1.21)%   27.61%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).........................  $3,508     $3,308   $10,404   $11,200    $5,517
Ratio of Expenses to Average Net Assets (B).................    0.68%      0.68%     0.68%     0.68%     0.69%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B).............................    0.88%      0.88%     0.73%     0.68%     0.69%
Ratio of Net Investment Income to Average Net Assets........    3.07%      3.42%     2.81%     3.79%     2.84%
--------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              DFA INTERNATIONAL VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                             -------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR        YEAR
                                                               ENDED        ENDED        ENDED        ENDED       ENDED
                                                              OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                                2017         2016         2015         2014        2013
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................... $    16.30  $    16.92   $    18.47   $    19.45   $    15.72
                                                             ----------  ----------   ----------   ----------   ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.56        0.55         0.56         0.84         0.52
 Net Gains (Losses) on Securities (Realized and Unrealized).       3.66       (0.63)       (1.56)       (0.98)        3.78
                                                             ----------  ----------   ----------   ----------   ----------
   Total from Investment Operations.........................       4.22       (0.08)       (1.00)       (0.14)        4.30
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.58)      (0.54)       (0.55)       (0.84)       (0.57)
                                                             ----------  ----------   ----------   ----------   ----------
   Total Distributions......................................      (0.58)      (0.54)       (0.55)       (0.84)       (0.57)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................ $    19.94  $    16.30   $    16.92   $    18.47   $    19.45
===========================================================  ==========  ==========   ==========   ==========   ==========
Total Return................................................      26.36%      (0.20)%      (5.58)%      (0.97)%      27.90%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................... $9,837,631  $7,270,665   $6,795,481   $6,991,214   $6,522,355
Ratio of Expenses to Average Net Assets (B).................       0.43%       0.43%        0.43%        0.43%        0.43%
Ratio of Expenses to Average Net Assets (Excluding fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees Paid Indirectly) (B)....       0.63%       0.63%        0.49%        0.43%        0.43%
Ratio of Net Investment Income to Average Net Assets........       3.12%       3.51%        3.10%        4.29%        3.00%
---------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            U.S. LARGE COMPANY PORTFOLIO
                                                             ----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                               ENDED       ENDED       ENDED       ENDED       ENDED
                                                              OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                2017        2016        2015        2014        2013
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................... $    16.67  $    16.42  $    15.94  $    13.87  $    11.15
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.37        0.35        0.33        0.29        0.27
 Net Gains (Losses) on Securities (Realized and Unrealized).       3.50        0.38        0.47        2.07        2.71
                                                             ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations.........................       3.87        0.73        0.80        2.36        2.98
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.39)      (0.34)      (0.32)      (0.29)      (0.26)
 Net Realized Gains.........................................      (0.10)      (0.14)         --          --          --
                                                             ----------  ----------  ----------  ----------  ----------
   Total Distributions......................................      (0.49)      (0.48)      (0.32)      (0.29)      (0.26)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................ $    20.05  $    16.67  $    16.42  $    15.94  $    13.87
===========================================================  ==========  ==========  ==========  ==========  ==========
Total Return................................................      23.55%       4.54%       5.09%      17.17%      27.10%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)......................... $7,996,178  $6,365,936  $5,810,743  $5,668,374  $4,917,336
Ratio of Expenses to Average Net Assets.....................       0.08%       0.08%       0.08%       0.08%       0.09%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor).................................       0.08%       0.08%       0.09%       0.08%       0.10%
Ratio of Net Investment Income to Average Net Assets........       1.99%       2.17%       2.05%       1.95%       2.13%
Portfolio Turnover Rate.....................................          7%          9%          2%          3%          3%
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fourteen portfolios, two of which, DFA International Value Portfolio and U.S. Large Company Portfolio (the "Portfolios"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   DFA International Value Portfolio (the "Feeder Fund") primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2017, the Feeder Fund owned 77% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. This valuation is classified as Level 1 in the hierarchy.

   Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2017, the U.S. Large Company Portfolio's and the Feeder Fund's investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.06% and 0.40%, respectively, of average daily net assets.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the U.S. Large Company Portfolio, and a portion of the Fee Waiver Agreement for the Feeder Fund, will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Feeder Fund. For the year ended October 31, 2017, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                      PREVIOUSLY       NET WAIVED FEES/
                                                      RECOVERY       WAIVED FEES/      EXPENSES ASSUMED
                                        EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  (RECOVERED PREVIOUSLY
                                       LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE     WAIVED FEES/
INSTITUTIONAL CLASS SHARES               AMOUNT   EXPENSES ASSUMED     RECOVERY        EXPENSES ASSUMED)
--------------------------             ---------- ---------------- ----------------- ---------------------
DFA International Value Portfolio (1).    0.40%           --               --               $17,125
U.S. Large Company Portfolio (2)......    0.08%         $155             $798                   (24)

CLASS R2 SHARES
---------------
DFA International Value Portfolio (1).    0.79%           --               --                     8

   (1) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.40% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the "Annualized Expense Ratio"). At any time that the annualized expenses of Class R2 shares of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery does not cause the annualized expense ratio of Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio identified above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

   (2) Effective August 1, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) ("Portfolio Expenses") of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio's average net assets (the "Annualized Expense Ratio"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Annualized Expense Ratio identified above.

   Prior to August 1, 2013, the Advisor contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the Portfolio Expenses of the Portfolio so that such Portfolio Expenses did not exceed 0.10% of the Portfolio's average net assets on an annualized basis.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $31 (in thousands). The total related amounts paid by each Portfolio are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    DFA International Value Portfolio. $287
                    U.S. Large Company Portfolio......  331

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, U.S. Large Company Portfolio's transactions related to investment securities, other than short-term securities and U.S. government securities (amounts in thousands), were as follows:

                                              PURCHASES  SALES
                                              --------- --------
                U.S. Large Company Portfolio. $754,842  $486,082

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                     NET REALIZED                                        DIVIDEND   CAPITAL GAIN
                                                     GAIN/(LOSS)    CHANGE IN                           INCOME FROM DISTRIBUTIONS
                                                     ON SALES OF   UNREALIZED                           AFFILIATED      FROM
                    BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT   AFFILIATED
                     10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES   INVESTMENT
                    ---------- ---------- ---------- ------------ ------------- ---------- ------------ ----------- -------------
U.S. LARGE COMPANY
 PORTFOLIO
DFA Short Term
 Investment Fund...  $336,122  $1,609,675 $1,760,188     $21          $(37)      $185,593     16,040      $2,628         --
                     --------  ---------- ----------     ---          ----       --------     ------      ------         --
TOTAL..............  $336,122  $1,609,675 $1,760,188     $21          $(37)      $185,593     16,040      $2,628         --
                     ========  ========== ==========     ===          ====       ========     ======      ======         ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains/losses, foreign capital gains tax reclass and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (in thousands):

                                                      INCREASE       INCREASE
                                                     (DECREASE)     (DECREASE)
                                      INCREASE     UNDISTRIBUTED   ACCUMULATED
                                     (DECREASE)    NET INVESTMENT  NET REALIZED
                                   PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                   --------------- -------------- --------------
DFA International Value Portfolio.     $  322         $  (183)        $(139)
U.S. Large Company Portfolio......      3,250          (3,153)          (97)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                       NET INVESTMENT
                                         INCOME AND
                                         SHORT-TERM     LONG-TERM
                                       CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                       -------------- ------------- --------
    DFA International Value Portfolio
    2016..............................    $224,802            --    $224,802
    2017..............................     277,339            --     277,339
    U.S. Large Company Portfolio
    2016..............................     125,202       $47,852     173,054
    2017..............................     154,938        38,779     193,717

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                       NET INVESTMENT
                                         INCOME AND
                                         SHORT-TERM     LONG-TERM
                                       CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                       -------------- ------------- -------
    DFA International Value Portfolio.    $  (322)           --     $  (322)
    U.S. Large Company Portfolio......     (2,859)        $(391)     (3,250)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                   UNDISTRIBUTED                                               TOTAL NET
                                   NET INVESTMENT                                            DISTRIBUTABLE
                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                   -------------- ------------- ------------- -------------- -------------
DFA International Value Portfolio.    $54,032             --      $(54,014)     $1,582,630    $1,582,648
U.S. Large Company Portfolio......     10,562        $19,857            --       4,213,230     4,243,649

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                 UNLIMITED  TOTAL
                                                 --------- -------
              DFA International Value Portfolio.  $54,014  $54,014
              U.S. Large Company Portfolio......       --       --

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                   DFA International Value Portfolio. 122,423

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                              NET
                                                                           UNREALIZED
                                   FEDERAL TAX  UNREALIZED   UNREALIZED   APPRECIATION
                                      COST     APPRECIATION DEPRECIATION (DEPRECIATION)
                                   ----------- ------------ ------------ --------------
DFA International Value Portfolio. $8,265,907   $1,582,630          --     $1,582,630
U.S. Large Company Portfolio......  3,963,481    4,295,875    $(82,645)     4,213,230

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                            YEAR ENDED             YEAR ENDED
                                                           OCT. 31, 2017         OCT. 31, 2016
                                                       --------------------  ---------------------
                                                          AMOUNT     SHARES     AMOUNT     SHARES
                                                       -----------  -------  -----------  --------
DFA INTERNATIONAL VALUE PORTFOLIO
Class R2 Shares
 Shares Issued........................................ $     3,212      182  $     2,205       144
 Shares Issued in Lieu of Cash Distributions..........         109        6          336        22
 Shares Redeemed......................................      (3,910)    (215)      (8,814)     (578)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares............ $      (589)     (27) $    (6,273)     (412)
                                                       ===========  =======  ===========  ========
Institutional Class Shares
 Shares Issued........................................ $ 1,964,675  109,773  $ 2,440,510   157,859
 Shares Issued in Lieu of Cash Distributions..........     269,450   14,990      217,841    14,305
 Shares Redeemed......................................  (1,414,843) (77,356)  (2,010,235) (127,726)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares. $   819,282   47,407  $   648,116    44,438
                                                       ===========  =======  ===========  ========

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1.   Futures Contracts:   The Portfolios may purchase or sell futures
contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                   FUTURES
                                                   -------
                     U.S. Large Company Portfolio. $24,879

   The following is a summary of the location of derivatives on the U.S. Large Company Portfolio's Statements of Assets and Liabilities as of October 31, 2017:

                                            LOCATION ON THE
                                        STATEMENTS OF ASSETS AND
                                              LIABILITIES
                                        ------------------------
              DERIVATIVE TYPE              ASSET DERIVATIVES
              ---------------           ------------------------
              Equity contracts          Receivables: Futures
                                          Margin Variation

   The following is a summary of the U.S. Large Company Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                           ASSET DERIVATIVES VALUE
           -                             ---------------------------
                                           TOTAL VALUE
                                                AT          EQUITY
                                         OCTOBER 31, 2017 CONTRACTS*
                                         ---------------- ----------
           U.S. Large Company Portfolio.       $83           $83

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the location of realized and change in unrealized gains and losses on the Portfolios' Statements of Operations for the Portfolios' derivative instrument holdings for the year ended October 31, 2017:

                                    LOCATION OF GAIN (LOSS)
                                    ON DERIVATIVES
                  DERIVATIVE TYPE   RECOGNIZED IN INCOME
                  ---------------   -----------------------
                  Equity contracts  Net Realized Gain (Loss)
                                      on: Futures
                                    Change in Unrealized
                                      Appreciation
                                      (Depreciation) of:
                                      Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' direct investment in derivative instrument holdings categorized by primary risk exposure through the year ended
October 31, 2017 (amounts in thousands):

                                                REALIZED GAIN (LOSS) ON
                                                    DERIVATIVES
                                                -------------------
                                                               EQUITY
                                                 TOTAL        CONTRACTS
                                                 -------      ---------
             DFA International Value Portfolio. $12,673        $12,673(1)
             U.S. Large Company Portfolio......   4,571          4,571

                                                CHANGE IN UNREALIZED
                                                APPRECIATION (DEPRECIATION)
                                                  ON DERIVATIVES
                                                -------------------
                                                               EQUITY
                                                 TOTAL        CONTRACTS
                                                 -------      ---------
             DFA International Value Portfolio. $ 2,759        $ 2,759(1)
             U.S. Large Company Portfolio......     181            181

(1)The amount listed reflects allocated derivatives activity from the Master
   Fund.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                 AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                              INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                              ------------- ------------ ------------ -------- ---------------
U.S. Large Company Portfolio.     1.74%       $18,062         36        $32        $73,831

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that the Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the U.S. Large Company Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The U.S. Large Company Portfolio did not utilize the interfund lending program during the year ended October 31, 2017.

J. SECURITIES LENDING:

   As of October 31, 2017, the U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The non-cash collateral includes short and/or long term U.S. Treasuries and U.S. Government Agency Securities with a market value of $232,181 (amount in thousands). The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and
(iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                  AS OF OCTOBER 31, 2017
                                 ---------------------------------------------------------
                                 OVERNIGHT AND            BETWEEN
                                  CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                 ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
U.S. LARGE COMPANY PORTFOLIO
 Common Stocks.................. $185,593,492     --         --         --    $185,593,492

K. SHAREHOLDER SERVICING FEES:

   The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio's Class R2 Shares.

L. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

N. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                   APPROXIMATE
                                                                  PERCENTAGE OF
                                                      NUMBER OF    OUTSTANDING
                                                     SHAREHOLDERS    SHARES
                                                     ------------ -------------
DFA International Value Portfolio-Class R2 Shares...      4            98%
DFA International Value Portfolio-Institutional
  Class Shares......................................      4            74%
U.S. Large Company Portfolio........................      4            76%

O. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments/summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio and U.S. Large Company Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, broker and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE U.S. LARGE CAP VALUE SERIES VS.
RUSSELL 1000 VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                  The U.S. Large Cap       Russell 1000 Value
                     Value Series                Index
                 --------------------      ------------------
 10/31/2007            $10,000                  $10,000
 11/30/2007              9,441                    9,511
 12/31/2007              9,410                    9,419
  1/31/2008              9,050                    9,042
  2/29/2008              8,773                    8,663
  3/31/2008              8,691                    8,598
  4/30/2008              9,239                    9,017
  5/31/2008              9,460                    9,003
  6/30/2008              8,423                    8,141
  7/31/2008              8,332                    8,112
  8/31/2008              8,493                    8,250
  9/30/2008              7,730                    7,644
 10/31/2008              5,992                    6,320
 11/30/2008              5,405                    5,867
 12/31/2008              5,580                    5,949
  1/31/2009              4,918                    5,265
  2/28/2009              4,229                    4,561
  3/31/2009              4,647                    4,951
  4/30/2009              5,398                    5,482
  5/31/2009              5,812                    5,821
  6/30/2009              5,741                    5,778
  7/31/2009              6,287                    6,251
  8/31/2009              6,714                    6,578
  9/30/2009              7,008                    6,832
 10/31/2009              6,705                    6,623
 11/30/2009              7,083                    6,996
 12/31/2009              7,279                    7,120
  1/31/2010              7,110                    6,920
  2/28/2010              7,417                    7,138
  3/31/2010              7,995                    7,603
  4/30/2010              8,248                    7,800
  5/31/2010              7,541                    7,158
  6/30/2010              6,972                    6,755
  7/31/2010              7,519                    7,213
  8/31/2010              7,066                    6,904
  9/30/2010              7,755                    7,440
 10/31/2010              8,044                    7,663
 11/30/2010              7,982                    7,622
 12/31/2010              8,760                    8,224
  1/31/2011              9,040                    8,410
  2/28/2011              9,529                    8,720
  3/31/2011              9,574                    8,755
  4/30/2011              9,818                    8,988
  5/31/2011              9,676                    8,893
  6/30/2011              9,507                    8,711
  7/31/2011              9,071                    8,422
  8/31/2011              8,306                    7,896
  9/30/2011              7,466                    7,299
 10/31/2011              8,502                    8,135
 11/30/2011              8,431                    8,093
 12/31/2011              8,497                    8,256
  1/31/2012              8,920                    8,568
  2/29/2012              9,436                    8,910
  3/31/2012              9,609                    9,174
  4/30/2012              9,413                    9,081
  5/31/2012              8,746                    8,548
  6/30/2012              9,218                    8,972
  7/31/2012              9,307                    9,065
  8/31/2012              9,676                    9,262
  9/30/2012             10,032                    9,556
 10/31/2012             10,058                    9,509
 11/30/2012             10,080                    9,505
 12/31/2012             10,387                    9,702
  1/31/2013             11,112                   10,332
  2/28/2013             11,254                   10,480
  3/31/2013             11,792                   10,896
  4/30/2013             11,917                   11,060
  5/31/2013             12,406                   11,344
  6/30/2013             12,268                   11,244
  7/31/2013             13,002                   11,851
  8/31/2013             12,619                   11,402
  9/30/2013             12,988                   11,687
 10/31/2013             13,647                   12,199
 11/30/2013             14,220                   12,540
 12/31/2013             14,598                   12,857
  1/31/2014             14,020                   12,401
  2/28/2014             14,496                   12,937
  3/31/2014             14,838                   13,246
  4/30/2014             14,936                   13,372
  5/31/2014             15,265                   13,567
  6/30/2014             15,679                   13,922
  7/31/2014             15,568                   13,685
  8/31/2014             16,061                   14,187
  9/30/2014             15,665                   13,895
 10/31/2014             15,785                   14,207
 11/30/2014             15,972                   14,498
 12/31/2014             16,092                   14,587
  1/31/2015             15,296                   14,004
  2/28/2015             16,377                   14,681
  3/31/2015             16,066                   14,482
  4/30/2015             16,390                   14,617
  5/31/2015             16,572                   14,793
  6/30/2015             16,306                   14,497
  7/31/2015             16,266                   14,561
  8/31/2015             15,278                   13,694
  9/30/2015             14,789                   13,280
 10/31/2015             15,994                   14,282
 11/30/2015             16,057                   14,337
 12/31/2015             15,554                   14,029
  1/31/2016             14,496                   13,304
  2/29/2016             14,523                   13,300
  3/31/2016             15,581                   14,258
  4/30/2016             16,003                   14,558
  5/31/2016             16,221                   14,784
  6/30/2016             16,203                   14,912
  7/31/2016             16,764                   15,345
  8/31/2016             16,964                   15,463
  9/30/2016             17,044                   15,431
 10/31/2016             16,755                   15,192
 11/30/2016             18,071                   16,060
 12/31/2016             18,525                   16,461
  1/31/2017             18,791                   16,578
  2/28/2017             19,365                   17,174
  3/31/2017             19,183                   16,999
  4/30/2017             19,316                   16,967
  5/31/2017             19,294                   16,951
  6/30/2017             19,618                   17,228
  7/31/2017             19,952                   17,457          Past performance is not predictive of
  8/31/2017             19,765                   17,253          future performance.
  9/30/2017             20,530                   17,764          The returns shown do not reflect the
 10/31/2017             20,828                   17,893          deduction of taxes that a shareholder
                                                                 would pay on fund distributions or the
        AVERAGE ANNUAL       ONE       FIVE        TEN           redemption of fund shares.
        TOTAL RETURN         YEAR      YEARS      YEARS          Russell data copyright (C) Russell
        ----------------------------------------------------     Investment Group 1995-2017, all rights
                            24.31%     15.67%     7.61%          reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE DFA INTERNATIONAL VALUE SERIES VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                [CHART]


                         The DFA International          MSCI World ex
                              Value Series        USA Index (net dividends)
                         ---------------------    -------------------------
 10/31/2007                     $10,000                    $10,000
 11/30/2007                       9,394                      9,609
 12/31/2007                       9,192                      9,428
  1/31/2008                       8,447                      8,578
  2/29/2008                       8,340                      8,734
  3/31/2008                       8,440                      8,609
  4/30/2008                       8,817                      9,088
  5/31/2008                       8,821                      9,225
  6/30/2008                       7,949                      8,508
  7/31/2008                       7,724                      8,205
  8/31/2008                       7,401                      7,888
  9/30/2008                       6,536                      6,749
 10/31/2008                       4,897                      5,345
 11/30/2008                       4,597                      5,055
 12/31/2008                       4,945                      5,322
  1/31/2009                       4,262                      4,825
  2/28/2009                       3,738                      4,337
  3/31/2009                       4,146                      4,623
  4/30/2009                       4,910                      5,219
  5/31/2009                       5,640                      5,879
  6/30/2009                       5,554                      5,818
  7/31/2009                       6,215                      6,364
  8/31/2009                       6,571                      6,669
  9/30/2009                       6,906                      6,944
 10/31/2009                       6,631                      6,833
 11/30/2009                       6,829                      7,002
 12/31/2009                       6,906                      7,113
  1/31/2010                       6,507                      6,780
  2/28/2010                       6,533                      6,773
  3/31/2010                       7,048                      7,209
  4/30/2010                       6,927                      7,102
  5/31/2010                       6,116                      6,318
  6/30/2010                       6,009                      6,227
  7/31/2010                       6,760                      6,802
  8/31/2010                       6,430                      6,599
  9/30/2010                       7,121                      7,232
 10/31/2010                       7,370                      7,489
 11/30/2010                       7,000                      7,172
 12/31/2010                       7,653                      7,750
  1/31/2011                       7,979                      7,917
  2/28/2011                       8,245                      8,210
  3/31/2011                       8,018                      8,046
  4/30/2011                       8,447                      8,484
  5/31/2011                       8,142                      8,232
  6/30/2011                       8,031                      8,115
  7/31/2011                       7,773                      7,981
  8/31/2011                       6,940                      7,307
  9/30/2011                       6,181                      6,573
 10/31/2011                       6,777                      7,212
 11/30/2011                       6,554                      6,879
 12/31/2011                       6,378                      6,804
  1/31/2012                       6,807                      7,171
  2/29/2012                       7,164                      7,565
  3/31/2012                       7,103                      7,509
  4/30/2012                       6,850                      7,382
  5/31/2012                       6,005                      6,540
  6/30/2012                       6,430                      6,969
  7/31/2012                       6,404                      7,056
  8/31/2012                       6,670                      7,257
  9/30/2012                       6,906                      7,477
 10/31/2012                       6,992                      7,530
 11/30/2012                       7,103                      7,688
 12/31/2012                       7,451                      7,920
  1/31/2013                       7,803                      8,310
  2/28/2013                       7,567                      8,227
  3/31/2013                       7,593                      8,292
  4/30/2013                       7,966                      8,670
  5/31/2013                       7,872                      8,476
  6/30/2013                       7,593                      8,158
  7/31/2013                       8,112                      8,592
  8/31/2013                       8,056                      8,482
  9/30/2013                       8,662                      9,081
 10/31/2013                       8,962                      9,386
 11/30/2013                       8,996                      9,443
 12/31/2013                       9,194                      9,586
  1/31/2014                       8,859                      9,199
  2/28/2014                       9,365                      9,701
  3/31/2014                       9,297                      9,657
  4/30/2014                       9,456                      9,809
  5/31/2014                       9,563                      9,961
  6/30/2014                       9,679                     10,103
  7/31/2014                       9,464                      9,923
  8/31/2014                       9,468                      9,931
  9/30/2014                       9,052                      9,523
 10/31/2014                       8,898                      9,371
 11/30/2014                       8,902                      9,487
 12/31/2014                       8,571                      9,171
  1/31/2015                       8,516                      9,139
  2/28/2015                       9,125                      9,685
  3/31/2015                       8,932                      9,523
  4/30/2015                       9,421                      9,935
  5/31/2015                       9,426                      9,849
  6/30/2015                       9,155                      9,569
  7/31/2015                       9,065                      9,721
  8/31/2015                       8,391                      9,013
  9/30/2015                       7,820                      8,558
 10/31/2015                       8,421                      9,201
 11/30/2015                       8,310                      9,055
 12/31/2015                       8,043                      8,893
  1/31/2016                       7,417                      8,280
  2/29/2016                       7,181                      8,165
  3/31/2016                       7,726                      8,719
  4/30/2016                       8,099                      8,999
  5/31/2016                       7,949                      8,898
  6/30/2016                       7,661                      8,627
  7/31/2016                       8,001                      9,052
  8/31/2016                       8,215                      9,060
  9/30/2016                       8,305                      9,170
 10/31/2016                       8,413                      8,992
 11/30/2016                       8,451                      8,848
 12/31/2016                       8,734                      9,137
  1/31/2017                       9,108                      9,409
  2/28/2017                       9,048                      9,517
  3/31/2017                       9,250                      9,759
  4/30/2017                       9,383                      9,967
  5/31/2017                       9,546                     10,299
  6/30/2017                       9,649                     10,308
  7/31/2017                      10,104                     10,615
  8/31/2017                      10,095                     10,613             Past performance is not predictive of
  9/30/2017                      10,456                     10,888             future performance.
 10/31/2017                      10,644                     11,037             The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE         FIVE         TEN                would pay on fund distributions or the
           TOTAL RETURN            YEAR        YEARS       YEARS               redemption of fund shares.
           ------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                  26.53%       8.77%       0.63%               rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE JAPANESE SMALL COMPANY SERIES VS.
MSCI JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                  The Japanese Small Company   MSCI Japan Small Cap Index
                            Series                  (net dividends)
                   -------------------------   --------------------------
10/31/2007                  $10,000                      $10,000
11/30/2007                    9,770                        9,580
12/31/2007                    9,163                        9,006
 1/31/2008                    8,902                        8,564
 2/29/2008                    8,839                        8,658
 3/31/2008                    9,017                        8,661
 4/30/2008                    9,079                        8,768
 5/31/2008                    9,414                        9,039
 6/30/2008                    8,975                        8,484
 7/31/2008                    8,724                        8,206
 8/31/2008                    8,243                        7,843
 9/30/2008                    7,709                        7,077
10/31/2008                    7,144                        6,330
11/30/2008                    7,333                        6,589
12/31/2008                    8,086                        7,102
 1/31/2009                    7,531                        6,730
 2/28/2009                    6,559                        5,845
 3/31/2009                    6,851                        6,051
 4/30/2009                    7,134                        6,361
 5/31/2009                    8,013                        7,139
 6/30/2009                    8,546                        7,593
 7/31/2009                    8,724                        7,784
 8/31/2009                    9,184                        8,220
 9/30/2009                    9,090                        8,187
10/31/2009                    8,766                        7,888
11/30/2009                    8,410                        7,606
12/31/2009                    8,379                        7,464
 1/31/2010                    8,494                        7,625
 2/28/2010                    8,661                        7,770
 3/31/2010                    9,100                        8,123
 4/30/2010                    9,372                        8,343
 5/31/2010                    8,588                        7,764
 6/30/2010                    8,724                        7,799
 7/31/2010                    8,881                        7,893
 8/31/2010                    8,640                        7,726
 9/30/2010                    9,017                        8,042
10/31/2010                    8,828                        7,976
11/30/2010                    9,048                        8,131
12/31/2010                    9,885                        8,952
 1/31/2011                   10,115                        9,058
 2/28/2011                   10,586                        9,423
 3/31/2011                    9,927                        8,841
 4/30/2011                    9,874                        8,849
 5/31/2011                    9,707                        8,718
 6/30/2011                   10,199                        9,042
 7/31/2011                   10,575                        9,418
 8/31/2011                   10,293                        9,033
 9/30/2011                   10,241                        9,041
10/31/2011                    9,718                        8,708
11/30/2011                    9,874                        8,472
12/31/2011                    9,822                        8,604
 1/31/2012                   10,450                        8,957
 2/29/2012                   10,460                        9,054
 3/31/2012                   10,764                        9,296
 4/30/2012                   10,544                        9,161
 5/31/2012                    9,665                        8,401
 6/30/2012                   10,178                        8,759
 7/31/2012                    9,833                        8,622
 8/31/2012                    9,843                        8,573
 9/30/2012                    9,979                        8,810
10/31/2012                    9,770                        8,619
11/30/2012                    9,916                        8,679
12/31/2012                   10,282                        8,949
 1/31/2013                   10,607                        9,284
 2/28/2013                   10,868                        9,599
 3/31/2013                   11,705                       10,374
 4/30/2013                   12,322                       11,056
 5/31/2013                   11,318                       10,180
 6/30/2013                   11,423                       10,152
 7/31/2013                   11,695                       10,318
 8/31/2013                   11,433                       10,178
 9/30/2013                   12,730                       11,337
10/31/2013                   12,762                       11,291
11/30/2013                   12,667                       11,216
12/31/2013                   12,762                       11,306
 1/31/2014                   12,636                       11,273
 2/28/2014                   12,584                       11,023
 3/31/2014                   12,646                       11,051
 4/30/2014                   12,458                       10,846
 5/31/2014                   12,782                       11,202
 6/30/2014                   13,692                       11,995
 7/31/2014                   13,609                       12,059
 8/31/2014                   13,734                       11,973
 9/30/2014                   13,316                       11,573
10/31/2014                   13,075                       11,263
11/30/2014                   12,584                       11,136
12/31/2014                   12,699                       11,253
 1/31/2015                   13,013                       11,630
 2/28/2015                   13,546                       12,049
 3/31/2015                   13,724                       12,282
 4/30/2015                   14,059                       12,512
 5/31/2015                   14,205                       12,660
 6/30/2015                   14,498                       12,844
 7/31/2015                   14,414                       12,795
 8/31/2015                   13,975                       12,357
 9/30/2015                   13,546                       11,913
10/31/2015                   14,257                       12,708
11/30/2015                   14,582                       12,870
12/31/2015                   14,529                       12,977
 1/31/2016                   13,808                       12,151
 2/29/2016                   13,326                       12,025
 3/31/2016                   14,195                       12,775
 4/30/2016                   14,372                       13,331
 5/31/2016                   14,738                       13,335
 6/30/2016                   14,676                       13,255
 7/31/2016                   15,471                       13,966
 8/31/2016                   15,105                       13,472
 9/30/2016                   16,025                       14,198
10/31/2016                   16,328                       14,387
11/30/2016                   15,805                       13,711
12/31/2016                   15,931                       13,959
 1/31/2017                   16,632                       14,486
 2/28/2017                   17,197                       14,931
 3/31/2017                   17,291                       14,904
 4/30/2017                   17,490                       15,159
 5/31/2017                   18,149                       15,716
 6/30/2017                   18,556                       15,864
 7/31/2017                   19,153                       16,287
 8/31/2017                   19,571                       16,590             Past performance is not predictive of
 9/30/2017                   20,010                       16,853             future performance.
10/31/2017                   20,753                       17,430             The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE          TEN               would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS        YEARS              redemption of fund shares.
          ------------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                27.10%       16.26%       7.57%              rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ASIA PACIFIC SMALL COMPANY SERIES VS.
MSCI PACIFIC EX JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                  The Asia Pacific            MSCI Pacific ex Japan
                Small Company Series     Small Cap Index (net dividends)
                --------------------     -------------------------------
10/31/2007             $10,000                      $10,000
11/30/2007               9,341                        9,197
12/31/2007               9,183                        9,070
 1/31/2008               8,261                        7,855
 2/29/2008               8,516                        8,321
 3/31/2008               8,103                        7,796
 4/30/2008               8,671                        8,318
 5/31/2008               9,050                        8,408
 6/30/2008               8,161                        7,467
 7/31/2008               7,682                        7,124
 8/31/2008               7,145                        6,545
 9/30/2008               5,918                        5,267
10/31/2008               3,952                        3,407
11/30/2008               3,572                        3,035
12/31/2008               3,963                        3,388
 1/31/2009               3,475                        3,015
 2/28/2009               3,284                        2,827
 3/31/2009               3,794                        3,233
 4/30/2009               4,362                        3,811
 5/31/2009               5,489                        4,725
 6/30/2009               5,533                        4,858
 7/31/2009               6,333                        5,560
 8/31/2009               6,621                        5,846
 9/30/2009               7,139                        6,335
10/31/2009               7,300                        6,487
11/30/2009               7,641                        6,674
12/31/2009               7,843                        6,940
 1/31/2010               7,419                        6,496
 2/28/2010               7,552                        6,578
 3/31/2010               8,175                        7,120
 4/30/2010               8,289                        7,319
 5/31/2010               7,142                        6,214
 6/30/2010               7,056                        6,179
 7/31/2010               7,840                        6,807
 8/31/2010               7,832                        6,792
 9/30/2010               9,020                        7,812
10/31/2010               9,410                        8,159
11/30/2010               9,286                        8,050
12/31/2010              10,197                        8,862
 1/31/2011               9,981                        8,604
 2/28/2011              10,044                        8,651
 3/31/2011              10,258                        8,917
 4/30/2011              10,695                        9,278
 5/31/2011              10,379                        9,065
 6/30/2011              10,030                        8,743
 7/31/2011              10,197                        8,872
 8/31/2011               9,488                        8,255
 9/30/2011               7,718                        6,754
10/31/2011               8,926                        7,860
11/30/2011               8,687                        7,324
12/31/2011               8,181                        7,090
 1/31/2012               9,028                        7,826
 2/29/2012               9,709                        8,434
 3/31/2012               9,571                        8,170
 4/30/2012               9,532                        8,214
 5/31/2012               8,344                        7,148
 6/30/2012               8,521                        7,248
 7/31/2012               8,649                        7,486
 8/31/2012               8,939                        7,606
 9/30/2012               9,382                        8,011
10/31/2012               9,593                        8,176
11/30/2012               9,731                        8,257
12/31/2012              10,188                        8,464
 1/31/2013              10,701                        8,912
 2/28/2013              10,748                        9,018
 3/31/2013              10,795                        9,041
 4/30/2013              10,618                        8,969
 5/31/2013               9,831                        8,309
 6/30/2013               9,136                        7,598
 7/31/2013               9,587                        7,902
 8/31/2013               9,665                        7,971
 9/30/2013              10,343                        8,584
10/31/2013              10,645                        8,734
11/30/2013              10,271                        8,365
12/31/2013              10,399                        8,405
 1/31/2014               9,909                        8,016
 2/28/2014              10,482                        8,447
 3/31/2014              10,637                        8,603
 4/30/2014              10,665                        8,659
 5/31/2014              10,676                        8,730
 6/30/2014              10,759                        8,777
 7/31/2014              10,986                        8,968
 8/31/2014              11,158                        9,037
 9/30/2014              10,130                        8,207
10/31/2014              10,277                        8,304
11/30/2014               9,873                        8,041
12/31/2014               9,587                        7,839
 1/31/2015               9,360                        7,685
 2/28/2015               9,817                        8,058
 3/31/2015               9,682                        7,912
 4/30/2015              10,465                        8,366
 5/31/2015              10,582                        8,325
 6/30/2015               9,837                        7,726
 7/31/2015               9,358                        7,377
 8/31/2015               8,560                        6,690
 9/30/2015               8,438                        6,551
10/31/2015               9,061                        7,086
11/30/2015               9,034                        7,027
12/31/2015               9,286                        7,146
 1/31/2016               8,613                        6,525
 2/29/2016               8,743                        6,685
 3/31/2016               9,787                        7,457
 4/30/2016               9,920                        7,590
 5/31/2016               9,812                        7,464
 6/30/2016               9,975                        7,515
 7/31/2016              10,665                        8,070
 8/31/2016              10,590                        8,010
 9/30/2016              10,906                        8,178
10/31/2016              10,573                        7,834
11/30/2016              10,368                        7,708
12/31/2016              10,258                        7,681
 1/31/2017              10,723                        7,929
 2/28/2017              11,027                        8,155
 3/31/2017              11,216                        8,275
 4/30/2017              11,108                        8,242
 5/31/2017              11,097                        8,293
 6/30/2017              11,512                        8,549
 7/31/2017              11,880                        8,759
 8/31/2017              12,008                        8,859                 Past performance is not predictive of
 9/30/2017              12,013                        8,913                 future performance.
10/31/2017              12,287                        9,146                 The returns shown do not reflect the
                                                                            deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN               would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS              redemption of fund shares.
          -----------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                16.21%       5.08%       2.08%              rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE UNITED KINGDOM SMALL COMPANY SERIES VS.
MSCI UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                    The United Kingdom       MSCI UK Small Cap
                   Small Company Series    Index (net dividends)
                   --------------------    ---------------------
10/31/2007               $10,000                  $10,000
11/30/2007                 8,844                    8,843
12/31/2007                 8,377                    8,399
 1/31/2008                 7,814                    7,723
 2/29/2008                 7,929                    7,985
 3/31/2008                 7,899                    7,884
 4/30/2008                 8,032                    8,031
 5/31/2008                 8,055                    8,069
 6/30/2008                 7,414                    7,517
 7/31/2008                 7,154                    7,217
 8/31/2008                 7,039                    7,029
 9/30/2008                 5,952                    5,736
10/31/2008                 4,354                    4,145
11/30/2008                 4,046                    3,760
12/31/2008                 3,956                    3,665
 1/31/2009                 3,860                    3,645
 2/28/2009                 3,701                    3,524
 3/31/2009                 3,862                    3,728
 4/30/2009                 4,671                    4,585
 5/31/2009                 5,149                    5,069
 6/30/2009                 5,175                    5,105
 7/31/2009                 5,623                    5,574
 8/31/2009                 6,062                    6,112
 9/30/2009                 6,239                    6,253
10/31/2009                 6,248                    6,262
11/30/2009                 6,230                    6,197
12/31/2009                 6,361                    6,350
 1/31/2010                 6,299                    6,320
 2/28/2010                 6,083                    6,037
 3/31/2010                 6,593                    6,569
 4/30/2010                 6,837                    6,832
 5/31/2010                 6,064                    6,010
 6/30/2010                 6,179                    6,036
 7/31/2010                 7,014                    6,762
 8/31/2010                 6,756                    6,579
 9/30/2010                 7,478                    7,304
10/31/2010                 7,869                    7,615
11/30/2010                 7,483                    7,298
12/31/2010                 8,248                    8,061
 1/31/2011                 8,368                    8,139
 2/28/2011                 8,621                    8,354
 3/31/2011                 8,462                    8,210
 4/30/2011                 9,211                    8,962
 5/31/2011                 9,156                    8,849
 6/30/2011                 8,864                    8,551
 7/31/2011                 8,807                    8,527
 8/31/2011                 7,929                    7,657
 9/30/2011                 7,129                    6,850
10/31/2011                 7,885                    7,598
11/30/2011                 7,646                    7,303
12/31/2011                 7,409                    7,060
 1/31/2012                 8,064                    7,776
 2/29/2012                 8,722                    8,498
 3/31/2012                 8,913                    8,526
 4/30/2012                 9,067                    8,671
 5/31/2012                 8,046                    7,597
 6/30/2012                 8,441                    7,959
 7/31/2012                 8,584                    8,103
 8/31/2012                 9,055                    8,532
 9/30/2012                 9,522                    8,988
10/31/2012                 9,731                    9,174
11/30/2012                 9,793                    9,177
12/31/2012                10,333                    9,599
 1/31/2013                10,517                    9,852
 2/28/2013                10,614                    9,907
 3/31/2013                10,931                   10,174
 4/30/2013                11,209                   10,428
 5/31/2013                11,315                   10,569
 6/30/2013                11,067                   10,188
 7/31/2013                12,005                   11,037
 8/31/2013                12,092                   11,188
 9/30/2013                12,910                   12,028
10/31/2013                13,372                   12,451
11/30/2013                13,678                   12,744
12/31/2013                14,434                   13,360
 1/31/2014                14,094                   13,076
 2/28/2014                15,361                   14,344
 3/31/2014                14,890                   13,827
 4/30/2014                14,646                   13,496
 5/31/2014                14,634                   13,522
 6/30/2014                14,623                   13,490
 7/31/2014                14,170                   13,109
 8/31/2014                14,386                   13,247
 9/30/2014                13,566                   12,469
10/31/2014                13,536                   12,390
11/30/2014                13,432                   12,394
12/31/2014                13,651                   12,598
 1/31/2015                13,345                   12,255
 2/28/2015                14,600                   13,465
 3/31/2015                13,844                   12,845
 4/30/2015                14,717                   13,669
 5/31/2015                15,460                   14,296
 6/30/2015                15,421                   14,314
 7/31/2015                15,453                   14,416
 8/31/2015                14,805                   13,849
 9/30/2015                14,359                   13,338
10/31/2015                14,883                   13,929
11/30/2015                14,860                   13,816
12/31/2015                14,703                   13,669
 1/31/2016                13,540                   12,342
 2/29/2016                13,299                   12,213
 3/31/2016                14,097                   13,074
 4/30/2016                14,170                   13,249
 5/31/2016                14,400                   13,631
 6/30/2016                12,586                   11,693
 7/31/2016                13,267                   12,366
 8/31/2016                13,552                   12,573
 9/30/2016                13,570                   12,680
10/31/2016                12,529                   11,716
11/30/2016                12,830                   11,978
12/31/2016                13,078                   12,240
 1/31/2017                13,497                   12,519
 2/28/2017                13,703                   12,812
 3/31/2017                14,057                   13,017
 4/30/2017                15,124                   14,061
 5/31/2017                15,290                   14,345
 6/30/2017                14,989                   14,021
 7/31/2017                15,579                   14,633
 8/31/2017                15,299                   14,469           Past performance is not predictive of
 9/30/2017                16,099                   15,202           future performance.
10/31/2017                16,271                   15,480           The returns shown do not reflect the
                                                                    deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE       FIVE        TEN            would pay on fund distributions or the
         TOTAL RETURN          YEAR      YEARS      YEARS           redemption of fund shares.
         -----------------------------------------------------      MSCI data copyright MSCI 2017, all
                              29.87%     10.83%     4.99%           rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CONTINENTAL SMALL COMPANY SERIES VS.
MSCI EUROPE EX UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                 The Continental Small         MSCI Europe ex UK Small
                    Company Series            Cap Index (net dividends)
                 ---------------------        -------------------------
 10/31/2007             $10,000                        $10,000
 11/30/2007               9,262                          9,285
 12/31/2007               9,085                          9,096
  1/31/2008               8,220                          8,001
  2/29/2008               8,574                          8,485
  3/31/2008               8,846                          8,658
  4/30/2008               8,953                          8,806
  5/31/2008               9,126                          8,943
  6/30/2008               8,357                          8,116
  7/31/2008               7,915                          7,655
  8/31/2008               7,699                          7,446
  9/30/2008               6,360                          5,905
 10/31/2008               4,662                          4,243
 11/30/2008               4,299                          3,891
 12/31/2008               4,748                          4,251
  1/31/2009               4,209                          3,869
  2/28/2009               3,846                          3,529
  3/31/2009               4,125                          3,802
  4/30/2009               4,800                          4,593
  5/31/2009               5,495                          5,278
  6/30/2009               5,428                          5,211
  7/31/2009               5,860                          5,679
  8/31/2009               6,352                          6,261
  9/30/2009               6,896                          6,861
 10/31/2009               6,703                          6,674
 11/30/2009               6,907                          6,811
 12/31/2009               6,886                          6,842
  1/31/2010               6,772                          6,751
  2/28/2010               6,629                          6,559
  3/31/2010               7,122                          7,091
  4/30/2010               7,055                          7,046
  5/31/2010               6,053                          5,956
  6/30/2010               6,015                          5,867
  7/31/2010               6,735                          6,570
  8/31/2010               6,427                          6,258
  9/30/2010               7,311                          7,223
 10/31/2010               7,734                          7,687
 11/30/2010               7,134                          7,104
 12/31/2010               8,059                          8,099
  1/31/2011               8,289                          8,282
  2/28/2011               8,432                          8,422
  3/31/2011               8,717                          8,707
  4/30/2011               9,306                          9,315
  5/31/2011               8,993                          8,960
  6/30/2011               8,703                          8,670
  7/31/2011               8,212                          8,144
  8/31/2011               7,369                          7,293
  9/30/2011               6,260                          6,198
 10/31/2011               6,902                          6,877
 11/30/2011               6,447                          6,339
 12/31/2011               6,194                          6,124
  1/31/2012               6,784                          6,731
  2/29/2012               7,219                          7,248
  3/31/2012               7,233                          7,189
  4/30/2012               7,065                          7,069
  5/31/2012               6,100                          6,100
  6/30/2012               6,368                          6,400
  7/31/2012               6,304                          6,378
  8/31/2012               6,592                          6,656
  9/30/2012               6,940                          7,014
 10/31/2012               7,060                          7,135
 11/30/2012               7,155                          7,244
 12/31/2012               7,588                          7,635
  1/31/2013               8,163                          8,256
  2/28/2013               8,082                          8,231
  3/31/2013               7,901                          8,020
  4/30/2013               8,227                          8,331
  5/31/2013               8,380                          8,520
  6/30/2013               8,104                          8,141
  7/31/2013               8,810                          8,881
  8/31/2013               8,822                          8,865
  9/30/2013               9,594                          9,623
 10/31/2013              10,143                         10,202
 11/30/2013              10,327                         10,384
 12/31/2013              10,618                         10,653
  1/31/2014              10,552                         10,565
  2/28/2014              11,481                         11,488
  3/31/2014              11,540                         11,498
  4/30/2014              11,653                         11,546
  5/31/2014              11,701                         11,676
  6/30/2014              11,599                         11,562
  7/31/2014              10,922                         10,880
  8/31/2014              10,792                         10,793
  9/30/2014              10,217                         10,198
 10/31/2014               9,915                          9,865
 11/30/2014              10,153                         10,154
 12/31/2014               9,831                          9,911
  1/31/2015               9,898                          9,934
  2/28/2015              10,582                         10,667
  3/31/2015              10,531                         10,560
  4/30/2015              11,094                         11,124
  5/31/2015              11,108                         11,051
  6/30/2015              10,876                         10,789
  7/31/2015              11,182                         11,190
  8/31/2015              10,764                         10,757
  9/30/2015              10,385                         10,393
 10/31/2015              10,887                         10,988
 11/30/2015              10,869                         10,959
 12/31/2015              11,007                         11,121
  1/31/2016              10,261                         10,242
  2/29/2016              10,245                         10,278
  3/31/2016              11,119                         11,199
  4/30/2016              11,349                         11,339
  5/31/2016              11,374                         11,388
  6/30/2016              10,751                         10,648
  7/31/2016              11,463                         11,339
  8/31/2016              11,612                         11,436
  9/30/2016              11,901                         11,710
 10/31/2016              11,551                         11,275
 11/30/2016              11,124                         10,816
 12/31/2016              11,701                         11,388
  1/31/2017              12,215                         11,833
  2/28/2017              12,345                         11,968
  3/31/2017              12,876                         12,465
  4/30/2017              13,675                         13,232
  5/31/2017              14,427                         13,945
  6/30/2017              14,434                         13,876
  7/31/2017              14,988                         14,505
  8/31/2017              15,025                         14,629             Past performance is not predictive of
  9/30/2017              15,532                         15,129             future performance.
 10/31/2017              15,510                         15,134             The returns shown do not reflect the
                                                                           deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS             redemption of fund shares.
          ----------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                34.27%       17.05%      4.49%             rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE CANADIAN SMALL COMPANY SERIES VS.
MSCI CANADA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]


                           The                     MSCI Canada Small Cap
                Canadian Small Company Series      Index (net dividends)
               -------------------------------    -----------------------
 10/31/2007                 $10,000                     $10,000
 11/30/2007                   8,477                       8,410
 12/31/2007                   8,792                       8,644
  1/31/2008                   7,962                       7,865
  2/29/2008                   8,585                       8,615
  3/31/2008                   7,915                       7,936
  4/30/2008                   8,108                       8,213
  5/31/2008                   8,569                       8,640
  6/30/2008                   8,169                       8,345
  7/31/2008                   7,469                       7,606
  8/31/2008                   7,162                       7,415
  9/30/2008                   5,531                       5,841
 10/31/2008                   3,692                       3,899
 11/30/2008                   3,215                       3,548
 12/31/2008                   3,462                       3,723
  1/31/2009                   3,485                       3,761
  2/28/2009                   3,169                       3,466
  3/31/2009                   3,369                       3,664
  4/30/2009                   4,077                       4,253
  5/31/2009                   4,877                       5,152
  6/30/2009                   4,577                       4,840
  7/31/2009                   5,154                       5,443
  8/31/2009                   5,323                       5,649
  9/30/2009                   6,085                       6,347
 10/31/2009                   5,969                       6,389
 11/30/2009                   6,477                       6,925
 12/31/2009                   6,892                       7,332
  1/31/2010                   6,569                       7,027
  2/28/2010                   6,962                       7,495
  3/31/2010                   7,515                       8,134
  4/30/2010                   7,785                       8,473
  5/31/2010                   7,038                       7,726
  6/30/2010                   6,715                       7,364
  7/31/2010                   7,262                       7,963
  8/31/2010                   7,177                       7,938
  9/30/2010                   8,023                       8,807
 10/31/2010                   8,546                       9,341
 11/30/2010                   8,962                       9,734
 12/31/2010                   9,877                      10,629
  1/31/2011                   9,831                      10,504
  2/28/2011                  10,508                      11,199
  3/31/2011                  10,523                      11,202
  4/30/2011                  10,723                      11,541
  5/31/2011                  10,277                      11,077
  6/30/2011                   9,708                      10,512
  7/31/2011                   9,854                      10,790
  8/31/2011                   9,108                      10,149
  9/30/2011                   7,385                       8,291
 10/31/2011                   8,569                       9,473
 11/30/2011                   8,269                       9,226
 12/31/2011                   8,138                       9,036
  1/31/2012                   8,838                       9,776
  2/29/2012                   9,177                      10,126
  3/31/2012                   8,769                       9,591
  4/30/2012                   8,569                       9,514
  5/31/2012                   7,569                       8,405
  6/30/2012                   7,585                       8,378
  7/31/2012                   7,792                       8,668
  8/31/2012                   8,123                       9,028
  9/30/2012                   8,469                       9,485
 10/31/2012                   8,354                       9,314
 11/30/2012                   8,215                       9,106
 12/31/2012                   8,408                       9,255
  1/31/2013                   8,654                       9,444
  2/28/2013                   8,231                       8,986
  3/31/2013                   8,469                       9,199
  4/30/2013                   8,192                       8,991
  5/31/2013                   8,062                       8,770
  6/30/2013                   7,731                       8,229
  7/31/2013                   8,300                       8,862
  8/31/2013                   8,223                       8,763
  9/30/2013                   8,592                       9,101
 10/31/2013                   8,831                       9,306
 11/30/2013                   8,715                       9,079
 12/31/2013                   8,931                       9,305
  1/31/2014                   8,654                       8,991
  2/28/2014                   9,208                       9,616
  3/31/2014                   9,338                       9,702
  4/30/2014                   9,746                      10,072
  5/31/2014                   9,762                      10,081
  6/30/2014                  10,500                      10,938
  7/31/2014                  10,008                      10,460
  8/31/2014                  10,354                      10,820
  9/30/2014                   9,169                       9,675
 10/31/2014                   8,492                       9,027
 11/30/2014                   8,254                       8,774
 12/31/2014                   8,062                       8,546
  1/31/2015                   7,246                       7,735
  2/28/2015                   7,692                       8,170
  3/31/2015                   7,346                       7,818
  4/30/2015                   8,154                       8,585
  5/31/2015                   7,869                       8,297
  6/30/2015                   7,546                       8,013
  7/31/2015                   6,623                       7,227
  8/31/2015                   6,438                       6,858
  9/30/2015                   5,977                       6,447
 10/31/2015                   6,369                       6,795
 11/30/2015                   6,131                       6,601
 12/31/2015                   5,838                       6,134
  1/31/2016                   5,569                       5,860
  2/29/2016                   6,038                       6,347
  3/31/2016                   6,685                       7,083
  4/30/2016                   7,662                       7,952
  5/31/2016                   7,369                       7,663
  6/30/2016                   7,731                       7,986
  7/31/2016                   7,969                       8,322
  8/31/2016                   7,800                       8,064
  9/30/2016                   7,962                       8,166
 10/31/2016                   7,692                       7,818
 11/30/2016                   7,885                       7,880
 12/31/2016                   8,085                       8,028
  1/31/2017                   8,446                       8,367
  2/28/2017                   8,262                       8,282
  3/31/2017                   8,408                       8,373
  4/30/2017                   8,077                       8,085
  5/31/2017                   7,969                       8,020
  6/30/2017                   8,315                       8,340
  7/31/2017                   8,562                       8,544
  8/31/2017                   8,669                       8,635              Past performance is not predictive of
  9/30/2017                   8,823                       8,773              future performance.
 10/31/2017                   8,623                       8,644              The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS               redemption of fund shares.
          ------------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                12.10%       0.64%       -1.47%              rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS SERIES VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                  [CHART]


                               The            MSCI Emerging Markets Index
                     Emerging Markets Series       (net dividends)
                     -----------------------  ---------------------------
 10/31/2007                 $10,000                   $10,000
 11/30/2007                   9,348                     9,291
 12/31/2007                   9,315                     9,324
  1/31/2008                   8,504                     8,160
  2/29/2008                   8,776                     8,762
  3/31/2008                   8,504                     8,299
  4/30/2008                   9,113                     8,972
  5/31/2008                   9,167                     9,139
  6/30/2008                   8,227                     8,227
  7/31/2008                   8,120                     7,917
  8/31/2008                   7,638                     7,284
  9/30/2008                   6,577                     6,010
 10/31/2008                   4,845                     4,365
 11/30/2008                   4,407                     4,036
 12/31/2008                   4,752                     4,351
  1/31/2009                   4,388                     4,070
  2/28/2009                   4,104                     3,841
  3/31/2009                   4,697                     4,392
  4/30/2009                   5,394                     5,123
  5/31/2009                   6,314                     5,999
  6/30/2009                   6,260                     5,918
  7/31/2009                   6,978                     6,583
  8/31/2009                   7,003                     6,560
  9/30/2009                   7,622                     7,155
 10/31/2009                   7,463                     7,164
 11/30/2009                   7,910                     7,472
 12/31/2009                   8,196                     7,767
  1/31/2010                   7,749                     7,334
  2/28/2010                   7,844                     7,360
  3/31/2010                   8,502                     7,954
  4/30/2010                   8,554                     8,050
  5/31/2010                   7,760                     7,342
  6/30/2010                   7,772                     7,288
  7/31/2010                   8,457                     7,895
  8/31/2010                   8,262                     7,742
  9/30/2010                   9,202                     8,602
 10/31/2010                   9,482                     8,852
 11/30/2010                   9,270                     8,618
 12/31/2010                  10,025                     9,233
  1/31/2011                   9,765                     8,983
  2/28/2011                   9,698                     8,899
  3/31/2011                  10,239                     9,422
  4/30/2011                  10,597                     9,714
  5/31/2011                  10,304                     9,460
  6/30/2011                  10,183                     9,314
  7/31/2011                  10,105                     9,273
  8/31/2011                   9,288                     8,444
  9/30/2011                   7,883                     7,213
 10/31/2011                   8,871                     8,168
 11/30/2011                   8,564                     7,624
 12/31/2011                   8,315                     7,532
  1/31/2012                   9,206                     8,386
  2/29/2012                   9,706                     8,889
  3/31/2012                   9,455                     8,592
  4/30/2012                   9,286                     8,489
  5/31/2012                   8,286                     7,537
  6/30/2012                   8,698                     7,828
  7/31/2012                   8,768                     7,981
  8/31/2012                   8,827                     7,954
  9/30/2012                   9,321                     8,434
 10/31/2012                   9,274                     8,383
 11/30/2012                   9,395                     8,490
 12/31/2012                   9,947                     8,905
  1/31/2013                   9,998                     9,027
  2/28/2013                   9,883                     8,914
  3/31/2013                   9,743                     8,760
  4/30/2013                   9,854                     8,827
  5/31/2013                   9,535                     8,600
  6/30/2013                   8,936                     8,053
  7/31/2013                   9,068                     8,137
  8/31/2013                   8,856                     7,997
  9/30/2013                   9,488                     8,517
 10/31/2013                   9,922                     8,931
 11/30/2013                   9,774                     8,800
 12/31/2013                   9,675                     8,673
  1/31/2014                   9,004                     8,110
  2/28/2014                   9,331                     8,378
  3/31/2014                   9,661                     8,636
  4/30/2014                   9,718                     8,664
  5/31/2014                  10,049                     8,967
  6/30/2014                  10,329                     9,205
  7/31/2014                  10,453                     9,383
  8/31/2014                  10,780                     9,595
  9/30/2014                   9,988                     8,883
 10/31/2014                  10,095                     8,988
 11/30/2014                   9,998                     8,893
 12/31/2014                   9,547                     8,483
  1/31/2015                   9,611                     8,534
  2/28/2015                   9,905                     8,798
  3/31/2015                   9,700                     8,673
  4/30/2015                  10,350                     9,340
  5/31/2015                   9,934                     8,966
  6/30/2015                   9,696                     8,733
  7/31/2015                   9,074                     8,128
  8/31/2015                   8,325                     7,393
  9/30/2015                   8,103                     7,170
 10/31/2015                   8,595                     7,682
 11/30/2015                   8,297                     7,382
 12/31/2015                   8,070                     7,218
  1/31/2016                   7,733                     6,750
  2/29/2016                   7,686                     6,738
  3/31/2016                   8,704                     7,630
  4/30/2016                   8,757                     7,672
  5/31/2016                   8,418                     7,385
  6/30/2016                   8,862                     7,681
  7/31/2016                   9,319                     8,067
  8/31/2016                   9,432                     8,268
  9/30/2016                   9,558                     8,374
 10/31/2016                   9,578                     8,394
 11/30/2016                   9,082                     8,008
 12/31/2016                   9,087                     8,025
  1/31/2017                   9,630                     8,464
  2/28/2017                   9,955                     8,723
  3/31/2017                  10,276                     8,944
  4/30/2017                  10,477                     9,139
  5/31/2017                  10,792                     9,410
  6/30/2017                  10,895                     9,504
  7/31/2017                  11,471                    10,071
  8/31/2017                  11,714                    10,296                Past performance is not predictive of
  9/30/2017                  11,603                    10,255                future performance.
 10/31/2017                  11,998                    10,614                The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS               redemption of fund shares.
          -----------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                25.26%       5.29%       1.84%               rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE EMERGING MARKETS SMALL CAP SERIES VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                             [CHART]


             The Emerging Markets       MSCI Emerging Markets
               Small Cap Series         Index (net dividends)
             --------------------       ---------------------
 10/31/2007         $10,000                  $10,000
 11/30/2007           9,202                    9,291
 12/31/2007           9,310                    9,324
  1/31/2008           8,193                    8,160
  2/29/2008           8,430                    8,762
  3/31/2008           8,038                    8,299
  4/30/2008           8,528                    8,972
  5/31/2008           8,480                    9,139
  6/30/2008           7,503                    8,227
  7/31/2008           7,390                    7,917
  8/31/2008           6,944                    7,284
  9/30/2008           5,694                    6,010
 10/31/2008           3,969                    4,365
 11/30/2008           3,729                    4,036
 12/31/2008           4,258                    4,351
  1/31/2009           3,934                    4,070
  2/28/2009           3,693                    3,841
  3/31/2009           4,202                    4,392
  4/30/2009           5,054                    5,123
  5/31/2009           6,202                    5,999
  6/30/2009           6,172                    5,918
  7/31/2009           6,962                    6,583
  8/31/2009           7,045                    6,560
  9/30/2009           7,634                    7,155
 10/31/2009           7,628                    7,164
 11/30/2009           8,082                    7,472
 12/31/2009           8,528                    7,767
  1/31/2010           8,154                    7,334
  2/28/2010           8,295                    7,360
  3/31/2010           9,005                    7,954
  4/30/2010           9,154                    8,050
  5/31/2010           8,237                    7,342
  6/30/2010           8,458                    7,288
  7/31/2010           9,238                    7,895
  8/31/2010           9,284                    7,742
  9/30/2010          10,414                    8,602
 10/31/2010          10,830                    8,852
 11/30/2010          10,541                    8,618
 12/31/2010          11,148                    9,233
  1/31/2011          10,680                    8,983
  2/28/2011          10,370                    8,899
  3/31/2011          10,949                    9,422
  4/30/2011          11,528                    9,714
  5/31/2011          11,271                    9,460
  6/30/2011          11,269                    9,314
  7/31/2011          11,399                    9,273
  8/31/2011          10,320                    8,444
  9/30/2011           8,488                    7,213
 10/31/2011           9,429                    8,168
 11/30/2011           8,973                    7,624
 12/31/2011           8,735                    7,532
  1/31/2012           9,723                    8,386
  2/29/2012          10,521                    8,889
  3/31/2012          10,255                    8,592
  4/30/2012          10,010                    8,489
  5/31/2012           9,099                    7,537
  6/30/2012           9,447                    7,828
  7/31/2012           9,335                    7,981
  8/31/2012           9,580                    7,954
  9/30/2012          10,141                    8,434
 10/31/2012          10,107                    8,383
 11/30/2012          10,287                    8,490
 12/31/2012          10,923                    8,905
  1/31/2013          11,128                    9,027
  2/28/2013          11,246                    8,914
  3/31/2013          11,198                    8,760
  4/30/2013          11,427                    8,827
  5/31/2013          11,269                    8,600
  6/30/2013          10,294                    8,053
  7/31/2013          10,346                    8,137
  8/31/2013           9,918                    7,997
  9/30/2013          10,647                    8,517
 10/31/2013          11,058                    8,931
 11/30/2013          10,905                    8,800
 12/31/2013          10,820                    8,673
  1/31/2014          10,360                    8,110
  2/28/2014          10,826                    8,378
  3/31/2014          11,200                    8,636
  4/30/2014          11,293                    8,664
  5/31/2014          11,681                    8,967
  6/30/2014          11,988                    9,205
  7/31/2014          12,018                    9,383
  8/31/2014          12,392                    9,595
  9/30/2014          11,781                    8,883
 10/31/2014          11,677                    8,988
 11/30/2014          11,550                    8,893
 12/31/2014          11,198                    8,483
  1/31/2015          11,381                    8,534
  2/28/2015          11,675                    8,798
  3/31/2015          11,590                    8,673
  4/30/2015          12,417                    9,340
  5/31/2015          12,250                    8,966
  6/30/2015          11,834                    8,733
  7/31/2015          11,112                    8,128
  8/31/2015          10,028                    7,393
  9/30/2015          10,014                    7,170
 10/31/2015          10,577                    7,682
 11/30/2015          10,362                    7,382
 12/31/2015          10,269                    7,218
  1/31/2016           9,662                    6,750
  2/29/2016           9,622                    6,738
  3/31/2016          10,808                    7,630
  4/30/2016          11,086                    7,672
  5/31/2016          10,627                    7,385
  6/30/2016          11,216                    7,681
  7/31/2016          11,870                    8,067
  8/31/2016          11,948                    8,268
  9/30/2016          12,149                    8,374
 10/31/2016          12,105                    8,394
 11/30/2016          11,373                    8,008
 12/31/2016          11,444                    8,025
  1/31/2017          12,113                    8,464
  2/28/2017          12,752                    8,723
  3/31/2017          13,152                    8,944
  4/30/2017          13,323                    9,139
  5/31/2017          13,380                    9,410
  6/30/2017          13,468                    9,504
  7/31/2017          14,039                   10,071
  8/31/2017          14,363                   10,296             Past performance is not predictive of
  9/30/2017          14,300                   10,255             future performance.
 10/31/2017          14,713                   10,614             The returns shown do not reflect the
                                                                 deduction of taxes that a shareholder
        AVERAGE ANNUAL       ONE       FIVE       TEN            would pay on fund distributions or the
        TOTAL RETURN         YEAR      YEARS     YEARS           redemption of fund shares.
        ---------------------------------------------------      MSCI data copyright MSCI 2017, all
                            21.55%     7.80%     3.94%           rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE CAP VALUE SERIES

   The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 300 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 24.31% for the Series and 17.78% for the Russell 1000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Series' greater emphasis on smaller stocks within the large-cap universe contributed positively to performance relative to the benchmark, as those stocks generally outperformed the benchmark. With the lowest relative price (deep value) stocks outperforming among value stocks, the Series' greater emphasis on deep value stocks also benefited relative performance. Within the value portion of the market, stocks with higher profitability outperformed stocks with lower profitability, and the Series' greater emphasis on stocks with higher profitability contributed to relative performance. At the sector level, the Series' general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-nominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios relative performance.

THE DFA INTERNATIONAL VALUE SERIES

   The DFA International Value Series is designed to capture the returns of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 510 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 26.53% for the Series and 22.74% for the MSCI World ex USA Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Series' focus on value stocks contributed positively to performance relative to the benchmark. The Series' general exclusion of real estate investment trusts (REITs) and certain utilities also had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

THE JAPANESE SMALL COMPANY SERIES

   The Japanese Small Company Series is designed to capture the returns of Japanese small company stocks. The Series generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held over 1,700 securities. In general, cash exposure was low throughout the year with an average cash balance of less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 27.10% for the Series and 21.15% for the MSCI Japan Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the Japanese equity market rather than by the behavior of a limited number of stocks. The Series' greater allocation to micro-cap stocks benefited performance relative to the benchmark, as micro-caps generally outperformed other small-cap stocks in Japan. At the sector level, the Series generally excludes real estate investment trusts (REITs). This exclusion also contributed positively to the Series' relative performance, as REITs underperformed most other sectors for the period.

THE ASIA PACIFIC SMALL COMPANY SERIES

   The Asia Pacific Small Company Series is designed to capture the returns of small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 900 securities across the eligible countries. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 16.21% for the Series and 16.75% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in Asia Pacific equity markets rather than by the behavior of a limited number of stocks. The Series' greater emphasis on micro-cap stocks and consequent lesser allocation to other small-cap stocks detracted from performance relative to the benchmark, as micro-cap stocks generally underperformed in Asia Pacific equity markets. Conversely, the Series' exclusion of companies with the lowest profitability and highest relative price contributed positively to relative performance, as those companies underperformed for the period.

THE UNITED KINGDOM SMALL COMPANY SERIES

   The United Kingdom Small Company Series is designed to capture the returns of small company stocks in the U.K. The Series generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 330 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 29.87% for the Series and 32.13% for the MSCI UK Small Cap Index (net dividends), the Series' benchmark. By design, the Series provides consistent and diversified exposure to small companies in the U.K. Due to differences in methodology, the Series may invest in or hold small-cap securities that the benchmark does not hold. The Series' holdings of these securities underperformed for the period and detracted from the Series' performance relative to the benchmark. Additionally, the Series may exclude securities that are included in the benchmark but listed on exchanges not yet approved for investment by Dimensional. The Series' exclusion of these securities also detracted from relative performance, as those stocks generally outperformed for the period. The Series' general exclusions of real estate investment trusts (REITs) and companies with the lowest profitability and highest relative price contributed positively to relative performance, as those securities generally underperformed for the period.

THE CONTINENTAL SMALL COMPANY SERIES

   The Continental Small Company Series is designed to capture the returns of small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 1,200 securities in 15 eligible countries. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 34.27% for the Series and 34.23% for the MSCI Europe ex UK Small Cap Index (net dividends), the Series' benchmark. At the sector level, the Series' exclusion of real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as those securities underperformed for the period. Due to differences in methodology, the Series and the benchmark may have different definitions for the maximum market capitalization of small-cap securities on a country-by-country basis. As a result, the Series and benchmark may invest in or hold securities that the other does not hold. Differences in holdings of these securities detracted from the Series' relative performance.

THE CANADIAN SMALL COMPANY SERIES

   The Canadian Small Company Series is designed to capture the returns of small company stocks in Canada. The Series generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 350 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 12.10% for the Series and 10.56% for the MSCI Canada Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the Canadian equity market rather than by the behavior of a limited number of stocks. The Series' exclusion of companies with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those companies underperformed for the period.

THE EMERGING MARKETS SERIES

   The Emerging Markets Series is designed to capture the returns of large-cap stocks in selected emerging markets countries. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 1,100 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 25.26% for the Series and 26.45% for the MSCI Emerging Markets Index (net dividends), the Series' benchmark. As a result of the Series' diversified approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Series' greater emphasis on smaller market cap stocks within the large-cap space detracted from performance relative to the benchmark (which is composed of mostly mid- and large-cap stocks), as smaller stocks within the large-cap space generally underperformed other large caps for the period. At the country level, the Series' lesser allocation to China detracted from relative performance, as China was among the strongest-performing countries in the benchmark. Conversely, the Series' lack of exposure to Qatar and the UAE (both of which were included in the benchmark) contributed positively to relative performance, as those countries underperformed.

THE EMERGING MARKETS SMALL CAP SERIES

   The Emerging Markets Small Cap Series is designed to capture the returns of small company stocks in selected emerging markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 4,000 securities across 17 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 21.55% for the Series and 26.45% for the MSCI Emerging Markets Index (net dividends), the Series' benchmark. As a result of the Series' diversified approach, performance was principally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With small-caps generally underperforming large-caps for the year, the Series' focus on small-caps was the primary driver of underperformance relative to the benchmark (which is composed of mostly mid- and large-cap stocks). At the country level, the Series' lesser allocation to China detracted from relative performance, as China was among the strongest-performing countries in the benchmark.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            SIX MONTHS ENDED OCTOBER 31, 2017
  EXPENSE TABLES
                                      BEGINNING  ENDING              EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                        VALUE    VALUE     EXPENSE    DURING
                                      05/01/17  10/31/17    RATIO*   PERIOD*
                                      --------- --------- ---------- --------
  THE U.S. LARGE CAP VALUE SERIES
  -------------------------------
  Actual Fund Return................. $1,000.00 $1,078.30    0.11%    $0.58
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.65    0.11%    $0.56

  THE DFA INTERNATIONAL VALUE SERIES
  ----------------------------------
  Actual Fund Return................. $1,000.00 $1,134.50    0.21%    $1.13
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.15    0.21%    $1.07

DISCLOSURE OF FUND EXPENSES
CONTINUED


                                         BEGINNING  ENDING              EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                           VALUE    VALUE     EXPENSE    DURING
                                         05/01/17  10/31/17    RATIO*   PERIOD*
                                         --------- --------- ---------- --------
THE JAPANESE SMALL COMPANY SERIES
---------------------------------
Actual Fund Return...................... $1,000.00 $1,186.60    0.13%    $0.72
Hypothetical 5% Annual Return........... $1,000.00 $1,024.55    0.13%    $0.66

THE ASIA PACIFIC SMALL COMPANY SERIES
-------------------------------------
Actual Fund Return...................... $1,000.00 $1,106.20    0.13%    $0.69
Hypothetical 5% Annual Return........... $1,000.00 $1,024.55    0.13%    $0.66

THE UNITED KINGDOM SMALL COMPANY SERIES
---------------------------------------
Actual Fund Return...................... $1,000.00 $1,075.80    0.11%    $0.58
Hypothetical 5% Annual Return........... $1,000.00 $1,024.65    0.11%    $0.56

THE CONTINENTAL SMALL COMPANY SERIES
------------------------------------
Actual Fund Return...................... $1,000.00 $1,134.20    0.13%    $0.70
Hypothetical 5% Annual Return........... $1,000.00 $1,024.55    0.13%    $0.66

THE CANADIAN SMALL COMPANY SERIES
---------------------------------
Actual Fund Return...................... $1,000.00 $1,067.60    0.12%    $0.63
Hypothetical 5% Annual Return........... $1,000.00 $1,024.60    0.12%    $0.61

THE EMERGING MARKETS SERIES
---------------------------
Actual Fund Return...................... $1,000.00 $1,144.90    0.15%    $0.81
Hypothetical 5% Annual Return........... $1,000.00 $1,024.45    0.15%    $0.77

THE EMERGING MARKETS SMALL CAP SERIES
-------------------------------------
Actual Fund Return...................... $1,000.00 $1,104.20    0.27%    $1.49
Hypothetical 5% Annual Return........... $1,000.00 $1,023.79    0.27%    $1.43

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS


          THE U.S. LARGE CAP VALUE SERIES
Consumer Discretionary.......................  13.6%
Consumer Staples.............................   6.6%
Energy.......................................  11.6%
Financials...................................  24.8%
Health Care..................................  12.4%
Industrials..................................   8.3%
Information Technology.......................  15.0%
Materials....................................   3.4%
Real Estate..................................   0.1%
Telecommunication Services...................   4.0%
Utilities....................................   0.2%
                                              -----
                                              100.0%

        THE DFA INTERNATIONAL VALUE SERIES
Consumer Discretionary.......................  15.3%
Consumer Staples.............................   1.9%
Energy.......................................  15.3%
Financials...................................  31.7%
Health Care..................................   1.9%
Industrials..................................   8.3%
Information Technology.......................   2.8%
Materials....................................  15.0%
Real Estate..................................   2.3%
Telecommunication Services...................   3.7%
Utilities....................................   1.8%
                                              -----
                                              100.0%

         THE JAPANESE SMALL COMPANY SERIES
Consumer Discretionary.......................  19.6%
Consumer Staples.............................   8.1%
Energy.......................................   1.1%
Financials...................................   8.5%
Health Care..................................   4.5%
Industrials..................................  28.9%
Information Technology.......................  14.8%
Materials....................................  11.2%
Real Estate..................................   2.2%
Telecommunication Services...................   0.1%
Utilities....................................   1.0%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


       THE ASIA PACIFIC SMALL COMPANY SERIES
Consumer Discretionary.......................  24.0%
Consumer Staples.............................   6.7%
Energy.......................................   3.4%
Financials...................................  10.5%
Health Care..................................   5.2%
Industrials..................................  16.0%
Information Technology.......................   8.5%
Materials....................................  13.8%
Real Estate..................................   6.5%
Telecommunication Services...................   2.6%
Utilities....................................   2.8%
                                              -----
                                              100.0%

      THE UNITED KINGDOM SMALL COMPANY SERIES
Consumer Discretionary.......................  21.3%
Consumer Staples.............................   4.9%
Energy.......................................   4.2%
Financials...................................  15.1%
Health Care..................................   3.9%
Industrials..................................  26.4%
Information Technology.......................  11.2%
Materials....................................   7.6%
Real Estate..................................   2.4%
Telecommunication Services...................   1.4%
Utilities....................................   1.6%
                                              -----
                                              100.0%

       THE CONTINENTAL SMALL COMPANY SERIES
Consumer Discretionary.......................  13.4%
Consumer Staples.............................   5.5%
Energy.......................................   2.9%
Financials...................................  12.2%
Health Care..................................   7.3%
Industrials..................................  26.3%
Information Technology.......................  11.1%
Materials....................................   9.3%
Real Estate..................................   5.7%
Telecommunication Services...................   3.2%
Utilities....................................   3.1%
                                              -----
                                              100.0%


         THE CANADIAN SMALL COMPANY SERIES
Consumer Discretionary.......................   9.0%
Consumer Staples.............................   4.9%
Energy.......................................  21.7%
Financials...................................   7.7%
Health Care..................................   1.6%
Industrials..................................  12.6%
Information Technology.......................   4.5%
Materials....................................  29.0%
Real Estate..................................   3.3%
Utilities....................................   5.7%
                                              -----
                                              100.0%

            THE EMERGING MARKETS SERIES
Consumer Discretionary.......................   9.6%
Consumer Staples.............................   7.4%
Energy.......................................   6.7%
Financials...................................  22.1%
Health Care..................................   2.3%
Industrials..................................   6.8%
Information Technology.......................  25.8%
Materials....................................   9.6%
Real Estate..................................   2.1%
Telecommunication Services...................   4.8%
Utilities....................................   2.8%
                                              -----
                                              100.0%

       THE EMERGING MARKETS SMALL CAP SERIES
Consumer Discretionary.......................  17.1%
Consumer Staples.............................   7.2%
Energy.......................................   1.4%
Financials...................................   8.5%
Health Care..................................   6.4%
Industrials..................................  14.8%
Information Technology.......................  18.1%
Materials....................................  12.9%
Real Estate..................................   7.8%
Telecommunication Services...................   0.9%
Utilities....................................   4.9%
                                              -----
                                              100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                               PERCENTAGE
                                                     SHARES       VALUE+     OF NET ASSETS**
                                                     ------       ------     ---------------
COMMON STOCKS -- (97.2%)
Consumer Discretionary -- (13.2%)
*   Charter Communications, Inc. Class A..........    996,600 $  333,033,822            1.2%
    Comcast Corp. Class A......................... 21,211,780    764,260,433            2.8%
#   Ford Motor Co................................. 16,011,353    196,459,301            0.7%
    General Motors Co.............................  6,055,833    260,279,702            0.9%
*   Mohawk Industries, Inc........................    535,570    140,190,803            0.5%
    Royal Caribbean Cruises, Ltd..................  1,461,968    180,947,779            0.7%
    Time Warner, Inc..............................  3,804,556    373,949,809            1.3%
    Other Securities..............................             1,469,072,188            5.3%
                                                              --------------           -----
Total Consumer Discretionary......................             3,718,193,837           13.4%
                                                              --------------           -----
Consumer Staples -- (6.3%)
    CVS Health Corp...............................  4,700,064    322,095,386            1.2%
    Mondelez International, Inc. Class A..........  3,546,887    146,947,528            0.5%
    Tyson Foods, Inc. Class A.....................  1,959,828    142,891,060            0.5%
    Wal-Mart Stores, Inc..........................  5,670,262    495,070,575            1.8%
    Walgreens Boots Alliance, Inc.................  2,539,242    168,275,567            0.6%
    Other Securities..............................               517,524,270            1.9%
                                                              --------------           -----
Total Consumer Staples............................             1,792,804,386            6.5%
                                                              --------------           -----
Energy -- (11.3%)
    Chevron Corp..................................  4,451,136    515,842,151            1.9%
    ConocoPhillips................................  2,989,939    152,935,380            0.6%
    Exxon Mobil Corp.............................. 12,856,443  1,071,584,524            3.9%
    Occidental Petroleum Corp.....................  2,196,166    141,806,439            0.5%
    Valero Energy Corp............................  2,810,052    221,685,002            0.8%
    Other Securities..............................             1,083,981,612            3.8%
                                                              --------------           -----
Total Energy......................................             3,187,835,108           11.5%
                                                              --------------           -----
Financials -- (24.1%)
    American International Group, Inc.............  2,219,588    143,407,581            0.5%
    Bank of America Corp.......................... 18,827,362    515,681,445            1.9%
    Bank of New York Mellon Corp. (The)...........  4,487,177    230,865,257            0.8%
    Capital One Financial Corp....................  2,121,034    195,516,914            0.7%
    Citigroup, Inc................................  8,095,404    595,012,194            2.1%
    Goldman Sachs Group, Inc. (The)...............  1,076,397    261,004,745            0.9%
    Hartford Financial Services Group, Inc. (The).  2,672,826    147,139,071            0.5%
    JPMorgan Chase & Co........................... 11,460,834  1,153,074,509            4.2%
    Morgan Stanley................................  5,499,651    274,982,550            1.0%
    PNC Financial Services Group, Inc. (The)......  1,370,488    187,469,053            0.7%
    Travelers Cos., Inc. (The)....................  1,165,331    154,348,091            0.6%
    Wells Fargo & Co.............................. 15,424,411    865,926,434            3.1%
    Other Securities..............................             2,067,096,534            7.5%
                                                              --------------           -----
Total Financials..................................             6,791,524,378           24.5%
                                                              --------------           -----
Health Care -- (12.1%)
    Abbott Laboratories...........................  4,721,513    256,047,650            0.9%
    Aetna, Inc....................................  1,805,018    306,907,211            1.1%
    Anthem, Inc...................................  1,447,321    302,794,026            1.1%
    Danaher Corp..................................  2,176,662    200,840,603            0.7%
*   Express Scripts Holding Co....................  2,740,464    167,963,039            0.6%
    Humana, Inc...................................    708,361    180,879,981            0.7%
    Medtronic P.L.C...............................  4,257,228    342,791,999            1.2%
    Pfizer, Inc................................... 16,341,666    572,938,810            2.1%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Health Care -- (Continued)
      Thermo Fisher Scientific, Inc.................................   1,050,474 $   203,613,375            0.7%
      Other Securities..............................................                 867,988,265            3.2%
                                                                                 ---------------          ------
Total Health Care...................................................               3,402,764,959           12.3%
                                                                                 ---------------          ------
Industrials -- (8.1%)
      Delta Air Lines, Inc..........................................   2,950,569     147,616,967            0.5%
      Eaton Corp. P.L.C.............................................   1,814,900     145,228,298            0.5%
      FedEx Corp....................................................     624,040     140,914,472            0.5%
      Norfolk Southern Corp.........................................   1,546,984     203,304,637            0.7%
      Stanley Black & Decker, Inc...................................   1,079,268     174,355,745            0.6%
      Other Securities..............................................               1,463,355,372            5.4%
                                                                                 ---------------          ------
Total Industrials...................................................               2,274,775,491            8.2%
                                                                                 ---------------          ------
Information Technology -- (14.6%)
      Cisco Systems, Inc............................................  23,284,393     795,162,021            2.9%
      HP, Inc.......................................................   9,619,949     207,309,901            0.8%
      Intel Corp....................................................  22,965,227   1,044,688,176            3.8%
#     Lam Research Corp.............................................   1,017,170     212,151,147            0.8%
*     Micron Technology, Inc........................................   5,266,057     233,338,986            0.8%
      QUALCOMM, Inc.................................................   5,296,483     270,173,598            1.0%
      Other Securities..............................................               1,346,251,749            4.8%
                                                                                 ---------------          ------
Total Information Technology........................................               4,109,075,578           14.9%
                                                                                 ---------------          ------
Materials -- (3.3%)
      Other Securities..............................................                 937,357,935            3.4%
                                                                                 ---------------          ------
Real Estate -- (0.1%)
      Other Securities..............................................                  28,033,652            0.1%
                                                                                 ---------------          ------
Telecommunication Services -- (3.9%)
#     AT&T, Inc.....................................................  26,708,783     898,750,548            3.2%
      Other Securities..............................................                 191,599,940            0.8%
                                                                                 ---------------          ------
Total Telecommunication Services....................................               1,090,350,488            4.0%
                                                                                 ---------------          ------
Utilities -- (0.2%)
      Other Securities..............................................                  62,978,242            0.2%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              27,395,694,054           99.0%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                     199,056            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              27,395,893,110
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (1.0%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 272,071,006     272,071,006            1.0%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (1.8%)
(S)@  DFA Short Term Investment Fund................................  45,149,193     522,421,314            1.9%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $19,400,546,693)..........................................               $28,190,385,430          101.9%
                                                                                 ===============          ======

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


At October 31, 2017, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                            UNREALIZED
                           NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)....   1,472    12/15/17  $181,290,778 $189,350,720   $8,059,942
                                                ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...                      $181,290,778 $189,350,720   $8,059,942
                                                ============ ============   ==========

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------------
                                     LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                 --------------- ------------ ------- ---------------
Common Stocks
 Consumer Discretionary......... $ 3,718,193,837           --   --    $ 3,718,193,837
 Consumer Staples...............   1,792,804,386           --   --      1,792,804,386
 Energy.........................   3,187,835,108           --   --      3,187,835,108
 Financials.....................   6,791,524,378           --   --      6,791,524,378
 Health Care....................   3,402,764,959           --   --      3,402,764,959
 Industrials....................   2,274,775,491           --   --      2,274,775,491
 Information Technology.........   4,109,075,578           --   --      4,109,075,578
 Materials......................     937,357,935           --   --        937,357,935
 Real Estate....................      28,033,652           --   --         28,033,652
 Telecommunication Services.....   1,090,350,488           --   --      1,090,350,488
 Utilities......................      62,978,242           --   --         62,978,242
Rights/Warrants.................              -- $    199,056   --            199,056
Temporary Cash Investments......     272,071,006           --   --        272,071,006
Securities Lending Collateral...              --  522,421,314   --        522,421,314
Futures Contracts**.............       8,059,942           --   --          8,059,942
                                 --------------- ------------   --    ---------------
TOTAL........................... $27,675,825,002 $522,620,370   --    $28,198,445,372
                                 =============== ============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                            PERCENTAGE
                                                  SHARES      VALUE++     OF NET ASSETS**
                                                  ------      -------     ---------------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (5.7%)
#   Australia & New Zealand Banking Group, Ltd.. 6,120,380 $  140,453,824            1.1%
    BHP Billiton, Ltd........................... 6,597,392    135,832,357            1.1%
#   BHP Billiton, Ltd. Sponsored ADR............ 1,510,491     61,899,921            0.5%
    Woodside Petroleum, Ltd..................... 2,846,042     67,089,785            0.5%
    Other Securities............................              343,438,930            2.7%
                                                           --------------            ----
TOTAL AUSTRALIA.................................              748,714,817            5.9%
                                                           --------------            ----

AUSTRIA -- (0.1%)
    Other Securities............................               13,284,762            0.1%
                                                           --------------            ----

BELGIUM -- (1.0%)
    Other Securities............................              129,560,360            1.0%
                                                           --------------            ----

CANADA -- (7.7%)
    Bank of Montreal............................ 1,746,675    133,812,772            1.1%
    Suncor Energy, Inc.......................... 3,911,426    132,796,279            1.0%
    Other Securities............................              745,440,840            5.9%
                                                           --------------            ----
TOTAL CANADA....................................            1,012,049,891            8.0%
                                                           --------------            ----

DENMARK -- (1.7%)
    Other Securities............................              222,737,552            1.8%
                                                           --------------            ----

FINLAND -- (0.9%)
    Other Securities............................              115,389,730            0.9%
                                                           --------------            ----

FRANCE -- (9.2%)
    AXA SA...................................... 2,859,375     86,319,921            0.7%
    BNP Paribas SA.............................. 2,361,620    184,323,068            1.5%
#   Engie SA.................................... 5,125,526     86,631,897            0.7%
    Orange SA................................... 5,424,781     89,116,543            0.7%
    Peugeot SA.................................. 2,829,994     67,143,170            0.5%
    Renault SA..................................   914,987     90,733,026            0.7%
    Societe Generale SA......................... 1,935,625    107,726,187            0.8%
    Total SA.................................... 5,355,467    298,503,517            2.3%
    Other Securities............................              195,514,428            1.6%
                                                           --------------            ----
TOTAL FRANCE....................................            1,206,011,757            9.5%
                                                           --------------            ----

GERMANY -- (7.2%)
    Allianz SE..................................   309,762     72,316,665            0.6%
#   Allianz SE Sponsored ADR.................... 2,622,354     61,364,132            0.5%
    Bayerische Motoren Werke AG................. 1,144,525    117,382,755            0.9%
    Daimler AG.................................. 3,058,631    255,353,316            2.0%
    Other Securities............................              448,990,129            3.5%
                                                           --------------            ----
TOTAL GERMANY...................................              955,406,997            7.5%
                                                           --------------            ----

HONG KONG -- (2.5%)
    CK Hutchison Holdings, Ltd.................. 6,770,984     86,003,062            0.7%
    Other Securities............................              237,434,522            1.8%
                                                           --------------            ----
TOTAL HONG KONG.................................              323,437,584            2.5%
                                                           --------------            ----

IRELAND -- (0.2%)
    Other Securities............................               30,764,664            0.2%
                                                           --------------            ----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                       PERCENTAGE
                                             SHARES      VALUE++     OF NET ASSETS**
                                             ------      -------     ---------------
ISRAEL -- (0.4%)
    Other Securities......................            $   48,328,428            0.4%
                                                      --------------           -----

ITALY -- (1.9%)
    Fiat Chrysler Automobiles NV..........  4,223,093     73,022,663            0.6%
*   UniCredit SpA.........................  4,382,253     83,747,614            0.6%
    Other Securities......................                89,724,183            0.7%
                                                      --------------           -----
TOTAL ITALY...............................               246,494,460            1.9%
                                                      --------------           -----

JAPAN -- (21.7%)
    Hitachi, Ltd.......................... 10,761,000     85,693,558            0.7%
    Honda Motor Co., Ltd..................  4,402,100    137,948,849            1.1%
    Mitsubishi UFJ Financial Group, Inc... 17,854,906    121,112,359            1.0%
    Mizuho Financial Group, Inc........... 32,106,400     58,333,486            0.5%
#   Nissan Motor Co., Ltd.................  6,443,700     62,667,395            0.5%
    Sumitomo Mitsui Financial Group, Inc..  2,854,200    114,347,007            0.9%
    Toyota Motor Corp.....................  3,590,490    222,703,923            1.8%
    Other Securities......................             2,055,894,920           16.0%
                                                      --------------           -----
TOTAL JAPAN...............................             2,858,701,497           22.5%
                                                      --------------           -----

NETHERLANDS -- (3.1%)
    ING Groep NV..........................  5,655,087    104,502,975            0.8%
    Other Securities......................               305,269,728            2.4%
                                                      --------------           -----
TOTAL NETHERLANDS.........................               409,772,703            3.2%
                                                      --------------           -----

NEW ZEALAND -- (0.1%)
    Other Securities......................                15,999,490            0.1%
                                                      --------------           -----

NORWAY -- (0.8%)
    Other Securities......................               104,297,070            0.8%
                                                      --------------           -----

PORTUGAL -- (0.0%)
    Other Securities......................                 4,474,616            0.0%
                                                      --------------           -----

SINGAPORE -- (1.0%)
    Other Securities......................               130,679,480            1.0%
                                                      --------------           -----

SPAIN -- (2.8%)
    Banco Santander SA.................... 30,252,813    205,093,196            1.6%
    Repsol SA.............................  5,254,339     98,463,132            0.8%
    Other Securities......................                66,397,472            0.5%
                                                      --------------           -----
TOTAL SPAIN...............................               369,953,800            2.9%
                                                      --------------           -----

SWEDEN -- (2.5%)
    Nordea Bank AB........................  7,285,616     88,044,529            0.7%
    Other Securities......................               243,042,505            1.9%
                                                      --------------           -----
TOTAL SWEDEN..............................               331,087,034            2.6%
                                                      --------------           -----

SWITZERLAND -- (7.4%)
    Adecco Group AG.......................    747,305     59,289,170            0.5%
    Cie Financiere Richemont SA...........  1,177,332    108,533,855            0.8%
    Novartis AG...........................  1,704,593    140,593,520            1.1%
    Swiss Re AG...........................    821,038     77,268,128            0.6%
    UBS Group AG..........................  3,507,610     59,675,333            0.5%
    Zurich Insurance Group AG.............    417,577    127,429,914            1.0%
    Other Securities......................               397,917,168            3.1%
                                                      --------------           -----
TOTAL SWITZERLAND.........................               970,707,088            7.6%
                                                      --------------           -----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                     PERCENTAGE
                                                         SHARES        VALUE++     OF NET ASSETS**
                                                         ------        -------     ---------------
UNITED KINGDOM -- (16.6%)
#     Anglo American P.L.C............................   5,924,428 $   111,752,548            0.9%
      BP P.L.C. Sponsored ADR.........................   8,731,578     355,113,277            2.8%
      Glencore P.L.C..................................  22,334,025     107,721,452            0.9%
      HSBC Holdings P.L.C.............................  19,975,015     195,058,378            1.5%
#     HSBC Holdings P.L.C. Sponsored ADR..............   2,963,067     144,508,777            1.1%
      Lloyds Banking Group P.L.C...................... 143,997,641     130,523,854            1.0%
      Royal Dutch Shell P.L.C. Class A................   2,374,989      74,764,137            0.6%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A.   3,844,392     242,312,004            1.9%
#     Royal Dutch Shell P.L.C. Sponsored ADR, Class B.   3,852,485     251,798,420            2.0%
      Vodafone Group P.L.C............................  58,351,986     166,906,425            1.3%
#     Vodafone Group P.L.C. Sponsored ADR.............   4,011,201     116,244,613            0.9%
      Other Securities................................                 290,308,288            2.3%
                                                                   ---------------          ------
TOTAL UNITED KINGDOM..................................               2,187,012,173           17.2%
                                                                   ---------------          ------
TOTAL COMMON STOCKS...................................              12,434,865,953           97.6%
                                                                   ---------------          ------

PREFERRED STOCKS -- (1.0%)

GERMANY -- (1.0%)
      Volkswagen AG...................................     601,796     110,190,738            0.9%
      Other Securities................................                  26,544,560            0.2%
                                                                   ---------------          ------
TOTAL GERMANY.........................................                 136,735,298            1.1%
                                                                   ---------------          ------
TOTAL PREFERRED STOCKS................................                 136,735,298            1.1%
                                                                   ---------------          ------

RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
      Other Securities................................                   1,612,210            0.0%
                                                                   ---------------          ------
TOTAL INVESTMENT SECURITIES...........................              12,573,213,461
                                                                   ---------------

                                                                       VALUE+
                                                           -           ------             -
SECURITIES LENDING COLLATERAL -- (4.5%)
(S)@  DFA Short Term Investment Fund..................  51,323,210     593,860,860            4.7%
                                                                   ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $11,050,403,930)............................               $13,167,074,321          103.4%
                                                                   ===============          ======

At October 31, 2017, The DFA International Value Series had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future...    381     12/15/17  $ 37,262,799 $ 38,240,970   $  978,171
S&P 500 Emini Index(R)...    554     12/15/17    69,357,696   71,263,790    1,906,094
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $106,620,495 $109,504,760   $2,884,265
                                               ============ ============   ==========

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
  Australia................... $   66,171,450 $   682,543,367   --    $   748,714,817
  Austria.....................             --      13,284,762   --         13,284,762
  Belgium.....................             --     129,560,360   --        129,560,360
  Canada......................  1,012,049,891              --   --      1,012,049,891
  Denmark.....................             --     222,737,552   --        222,737,552
  Finland.....................      3,512,957     111,876,773   --        115,389,730
  France......................         90,389   1,205,921,368   --      1,206,011,757
  Germany.....................    121,435,557     833,971,440   --        955,406,997
  Hong Kong...................             --     323,437,584   --        323,437,584
  Ireland.....................      7,455,562      23,309,102   --         30,764,664
  Israel......................             --      48,328,428   --         48,328,428
  Italy.......................     41,309,073     205,185,387   --        246,494,460
  Japan.......................     65,681,064   2,793,020,433   --      2,858,701,497
  Netherlands.................     46,587,082     363,185,621   --        409,772,703
  New Zealand.................             --      15,999,490   --         15,999,490
  Norway......................      3,986,233     100,310,837   --        104,297,070
  Portugal....................             --       4,474,616   --          4,474,616
  Singapore...................             --     130,679,480   --        130,679,480
  Spain.......................      1,208,347     368,745,453   --        369,953,800
  Sweden......................      3,437,406     327,649,628   --        331,087,034
  Switzerland.................     43,586,047     927,121,041   --        970,707,088
  United Kingdom..............  1,184,084,036   1,002,928,137   --      2,187,012,173
Preferred Stocks
  Germany.....................             --     136,735,298   --        136,735,298
Rights/Warrants
  Spain.......................             --       1,612,210   --          1,612,210
Securities Lending Collateral.             --     593,860,860   --        593,860,860
Futures Contracts**...........      2,884,265              --   --          2,884,265
                               -------------- ---------------   --    ---------------
TOTAL......................... $2,603,479,359 $10,566,479,227   --    $13,169,958,586
                               ============== ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                            SHARES      VALUE++     OF NET ASSETS**
                                            ------      -------     ---------------
COMMON STOCKS -- (90.8%)
Consumer Discretionary -- (17.8%)
    Aoyama Trading Co., Ltd...............   307,500 $   11,394,402            0.3%
#   Resorttrust, Inc......................   507,200      9,986,546            0.3%
    Wacoal Holdings Corp..................   338,000      9,660,986            0.3%
    Other Securities......................              742,584,862           18.5%
                                                     --------------           -----
Total Consumer Discretionary..............              773,626,796           19.4%
                                                     --------------           -----
Consumer Staples -- (7.4%)
    Megmilk Snow Brand Co., Ltd...........   321,100      8,988,272            0.2%
    Morinaga Milk Industry Co., Ltd.......   243,400      9,344,287            0.2%
    Nippon Suisan Kaisha, Ltd............. 1,832,600     11,212,866            0.3%
    Takara Holdings, Inc.................. 1,048,200     10,253,490            0.3%
    Other Securities......................              282,326,095            7.1%
                                                     --------------           -----
Total Consumer Staples....................              322,125,010            8.1%
                                                     --------------           -----
Energy -- (1.0%)
    Other Securities......................               43,983,248            1.1%
                                                     --------------           -----
Financials -- (7.7%)
    77 Bank, Ltd. (The)...................   392,952      9,986,545            0.3%
    Daishi Bank, Ltd. (The)...............   207,100     10,141,558            0.3%
    Jafco Co., Ltd........................   190,600      9,420,141            0.2%
    Nishi-Nippon Financial Holdings, Inc..   773,100      9,020,926            0.2%
    Other Securities......................              299,008,703            7.5%
                                                     --------------           -----
Total Financials..........................              337,577,873            8.5%
                                                     --------------           -----
Health Care -- (4.1%)
    Nihon Kohden Corp.....................   407,000      9,060,324            0.2%
    Nipro Corp............................   630,500      9,192,086            0.2%
    Sawai Pharmaceutical Co., Ltd.........   197,500     11,202,256            0.3%
    Other Securities......................              148,315,169            3.7%
                                                     --------------           -----
Total Health Care.........................              177,769,835            4.4%
                                                     --------------           -----
Industrials -- (26.3%)
    Aica Kogyo Co., Ltd...................   264,800      9,261,490            0.2%
    DMG Mori Co., Ltd.....................   619,700     12,496,608            0.3%
    Glory, Ltd............................   243,900      9,121,396            0.2%
    Hanwa Co., Ltd........................   244,200      9,268,572            0.2%
    Hazama Ando Corp...................... 1,180,700      9,626,535            0.3%
#   Japan Steel Works, Ltd. (The).........   398,400     10,097,965            0.3%
    Nagase & Co., Ltd.....................   535,500      9,095,948            0.2%
    Nikkon Holdings Co., Ltd..............   356,800      9,138,051            0.2%
    Nishi-Nippon Railroad Co., Ltd........   406,600     10,869,438            0.3%
    Nishimatsu Construction Co., Ltd......   358,800     10,832,245            0.3%
#   Nisshinbo Holdings, Inc...............   911,080     10,939,879            0.3%
    OKUMA Corp............................   169,800     10,437,221            0.3%
    Penta-Ocean Construction Co., Ltd..... 1,890,000     12,503,434            0.3%
    Pilot Corp............................   221,300     11,188,873            0.3%
    Sankyu, Inc...........................   250,200     10,344,070            0.3%
#   Tadano, Ltd...........................   658,100     10,029,797            0.3%
    TechnoPro Holdings, Inc...............   217,600      9,976,612            0.3%
    Ushio, Inc............................   657,700      9,129,387            0.2%
    Other Securities......................              959,790,164           23.9%
                                                     --------------           -----
Total Industrials.........................            1,144,147,685           28.7%
                                                     --------------           -----

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                         PERCENTAGE
                                               SHARES      VALUE++     OF NET ASSETS**
                                               ------      -------     ---------------
Information Technology -- (13.4%)
      Amano Corp............................    391,500 $    9,633,436            0.3%
      Citizen Watch Co., Ltd................  1,479,400     10,876,479            0.3%
#     Hitachi Kokusai Electric, Inc.........    332,500      9,210,643            0.2%
      Taiyo Yuden Co., Ltd..................    678,700     11,849,631            0.3%
      Tokyo Seimitsu Co., Ltd...............    240,800      9,572,803            0.3%
      Topcon Corp...........................    662,200     14,001,261            0.4%
      Other Securities......................               520,379,508           12.9%
                                                        --------------          ------
Total Information Technology................               585,523,761           14.7%
                                                        --------------          ------
Materials -- (10.1%)
      ADEKA Corp............................    544,000      9,396,399            0.2%
      Nihon Parkerizing Co., Ltd............    581,400      9,531,034            0.2%
      Nippon Light Metal Holdings Co., Ltd..  3,567,200     10,499,570            0.3%
      NOF Corp..............................    435,000     12,571,633            0.3%
      Sumitomo Bakelite Co., Ltd............  1,112,000      9,042,991            0.2%
      Sumitomo Osaka Cement Co., Ltd........  2,368,000     10,844,854            0.3%
      Tokai Carbon Co., Ltd.................  1,289,000     12,880,783            0.3%
#     Tokuyama Corp.........................    462,998     13,138,460            0.3%
      Toyobo Co., Ltd.......................    568,800     10,956,472            0.3%
      Other Securities......................               342,221,667            8.7%
                                                        --------------          ------
Total Materials.............................               441,083,863           11.1%
                                                        --------------          ------
Real Estate -- (2.0%)
      Leopalace21 Corp......................  1,598,200     11,934,140            0.3%
      Other Securities......................                73,820,456            1.8%
                                                        --------------          ------
Total Real Estate...........................                85,754,596            2.1%
                                                        --------------          ------
Telecommunication Services -- (0.1%)
      Other Securities......................                 4,632,664            0.1%
                                                        --------------          ------
Utilities -- (0.9%)
*     Hokkaido Electric Power Co., Inc......  1,189,200      9,371,339            0.2%
#     Hokuriku Electric Power Co............  1,087,400      9,608,330            0.3%
      Other Securities......................                20,333,472            0.5%
                                                        --------------          ------
Total Utilities.............................                39,313,141            1.0%
                                                        --------------          ------
TOTAL COMMON STOCKS.........................             3,955,538,472           99.2%
                                                        --------------          ------
TOTAL INVESTMENT SECURITIES.................             3,955,538,472
                                                        --------------

                                                           VALUE+
                                                           ------
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@  DFA Short Term Investment Fund........ 34,516,023    399,384,904           10.0%
                                                        --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,314,290,953)...................              $4,354,923,376          109.2%
                                                        ==============          ======

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
 Common Stocks
  Consumer Discretionary.........   --    $  773,626,796   --    $  773,626,796
  Consumer Staples...............   --       322,125,010   --       322,125,010
  Energy.........................   --        43,983,248   --        43,983,248
  Financials.....................   --       337,577,873   --       337,577,873
  Health Care....................   --       177,769,835   --       177,769,835
  Industrials....................   --     1,144,147,685   --     1,144,147,685
  Information Technology.........   --       585,523,761   --       585,523,761
  Materials......................   --       441,083,863   --       441,083,863
  Real Estate....................   --        85,754,596   --        85,754,596
  Telecommunication Services.....   --         4,632,664   --         4,632,664
  Utilities......................   --        39,313,141   --        39,313,141
 Securities Lending Collateral...   --       399,384,904   --       399,384,904
                                    --    --------------   --    --------------
 TOTAL...........................   --    $4,354,923,376   --    $4,354,923,376
                                    ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                     PERCENTAGE
                                             SHARES     VALUE++    OF NET ASSETS**
                                             ------     -------    ---------------
COMMON STOCKS -- (87.5%)
AUSTRALIA -- (47.2%)
#   Adelaide Brighton, Ltd................  3,668,074 $ 17,462,503            1.0%
    Ansell, Ltd...........................    830,803   15,292,658            0.8%
    Beach Energy, Ltd..................... 16,720,311   12,508,369            0.7%
#   Blackmores, Ltd.......................     82,235   10,057,671            0.6%
    BT Investment Management, Ltd.........  1,061,631    8,782,885            0.5%
#   carsales.com, Ltd.....................  1,702,940   17,883,224            1.0%
    Cleanaway Waste Management, Ltd....... 10,618,818   12,220,420            0.7%
    CSR, Ltd..............................  3,680,857   13,388,457            0.7%
    Downer EDI, Ltd.......................  3,622,856   19,439,855            1.1%
    DuluxGroup, Ltd.......................  3,101,823   17,518,012            1.0%
    Fairfax Media, Ltd.................... 15,303,894   12,891,987            0.7%
#   G8 Education, Ltd.....................  2,577,771    9,004,963            0.5%
    Iluka Resources, Ltd..................  1,852,267   13,347,308            0.7%
    InvoCare, Ltd.........................    920,100   11,962,615            0.7%
#   IOOF Holdings, Ltd....................  2,368,404   19,535,461            1.1%
    IRESS, Ltd............................  1,175,824   10,600,488            0.6%
#   JB Hi-Fi, Ltd.........................    962,791   16,902,328            0.9%
    Link Administration Holdings, Ltd.....  1,477,619    9,330,538            0.5%
#   Metcash, Ltd..........................  5,204,963   10,752,406            0.6%
    Mineral Resources, Ltd................  1,168,088   15,587,838            0.9%
#   Monadelphous Group, Ltd...............    813,595   10,577,940            0.6%
    nib holdings, Ltd.....................  2,841,283   13,723,457            0.8%
    Northern Star Resources, Ltd..........  4,806,957   19,116,115            1.1%
    Nufarm, Ltd...........................  1,407,770    9,406,021            0.5%
    Orora, Ltd............................  5,866,371   15,297,175            0.8%
    OZ Minerals, Ltd......................  2,198,276   13,574,508            0.7%
#   Perpetual, Ltd........................    356,426   13,246,567            0.7%
    Sims Metal Management, Ltd............  1,382,214   14,015,094            0.8%
    Spark Infrastructure Group............  9,691,872   18,867,222            1.0%
    Tabcorp Holdings, Ltd.................  4,718,586   16,235,426            0.9%
#   Vocus Group, Ltd......................  4,330,071    9,564,561            0.5%
#*  Whitehaven Coal, Ltd..................  4,143,411   11,842,782            0.7%
*   WorleyParsons, Ltd....................  1,194,746   12,850,207            0.7%
    Other Securities......................             519,117,725           28.4%
                                                      ------------           -----
TOTAL AUSTRALIA...........................             971,904,786           53.5%
                                                      ------------           -----

CHINA -- (0.1%)
    Other Securities......................               1,037,587            0.1%
                                                      ------------           -----

HONG KONG -- (24.1%)
    Dah Sing Financial Holdings, Ltd......  1,483,344    9,968,172            0.6%
#*  Esprit Holdings, Ltd.................. 14,828,050    8,972,221            0.5%
    Hopewell Holdings, Ltd................  3,366,000   12,946,497            0.7%
#   IGG, Inc..............................  7,041,000    9,453,202            0.5%
    Johnson Electric Holdings, Ltd........  2,358,750    9,516,625            0.5%
    Luk Fook Holdings International, Ltd..  3,243,000   13,718,512            0.8%
    Man Wah Holdings, Ltd................. 11,957,600   10,803,091            0.6%
    NagaCorp, Ltd......................... 11,248,000    9,087,661            0.5%
    Orient Overseas International, Ltd....  1,483,500   14,287,148            0.8%
    Vitasoy International Holdings, Ltd...  5,557,000   12,849,073            0.7%
    VTech Holdings, Ltd...................    820,400   11,663,361            0.7%
    Xinyi Glass Holdings, Ltd............. 13,352,000   12,938,386            0.7%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                     PERCENTAGE
                                           SHARES      VALUE++     OF NET ASSETS**
                                           ------      -------     ---------------
HONG KONG -- (Continued)
      Other Securities..................            $  359,743,544           19.7%
                                                    --------------          ------
TOTAL HONG KONG.........................               495,947,493           27.3%
                                                    --------------          ------

NEW ZEALAND -- (6.0%)
*     a2 Milk Co., Ltd..................  1,860,803     11,047,609            0.6%
#     Mainfreight, Ltd..................    536,356      8,978,181            0.5%
      SKYCITY Entertainment Group, Ltd..  5,461,701     14,539,711            0.8%
      Other Securities..................                88,218,204            4.9%
                                                    --------------          ------
TOTAL NEW ZEALAND.......................               122,783,705            6.8%
                                                    --------------          ------

SINGAPORE -- (10.1%)
#     Singapore Post, Ltd............... 10,457,500      9,858,175            0.6%
      Venture Corp., Ltd................  1,597,200     22,831,474            1.3%
      Other Securities..................               176,269,027            9.6%
                                                    --------------          ------
TOTAL SINGAPORE.........................               208,958,676           11.5%
                                                    --------------          ------

UNITED KINGDOM -- (0.0%)
      Other Securities..................                    73,767            0.0%
                                                    --------------          ------
TOTAL COMMON STOCKS.....................             1,800,706,014           99.2%
                                                    --------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities..................                   431,607            0.0%
                                                    --------------          ------

HONG KONG -- (0.0%)
      Other Securities..................                     4,043            0.0%
                                                    --------------          ------

NEW ZEALAND -- (0.0%)
      Other Securities..................                     1,010            0.0%
                                                    --------------          ------
TOTAL RIGHTS/WARRANTS...................                   436,660            0.0%
                                                    --------------          ------
TOTAL INVESTMENT SECURITIES.............             1,801,142,674
                                                    --------------

                                                       VALUE+
                                             -         ------             -
SECURITIES LENDING COLLATERAL -- (12.5%)
(S)@  DFA Short Term Investment Fund.... 22,292,852    257,950,593           14.2%
                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,978,371,714)...............              $2,059,093,267          113.4%
                                                    ==============          ======

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------
                                 LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
                                 -------- -------------- ------- --------------
Common Stocks
 Australia......................       -- $  971,904,786   --    $  971,904,786
 China..........................       --      1,037,587   --         1,037,587
 Hong Kong...................... $573,686    495,373,807   --       495,947,493
 New Zealand....................       --    122,783,705   --       122,783,705
 Singapore......................       --    208,958,676   --       208,958,676
 United Kingdom.................   73,767             --   --            73,767
Rights/Warrants
 Australia......................       --        431,607   --           431,607
 Hong Kong......................       --          4,043   --             4,043
 New Zealand....................       --          1,010   --             1,010
Securities Lending Collateral...       --    257,950,593   --       257,950,593
                                 -------- --------------   --    --------------
TOTAL........................... $647,453 $2,058,445,814   --    $2,059,093,267
                                 ======== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                  PERCENTAGE
                                          SHARES     VALUE++    OF NET ASSETS**
                                          ------     -------    ---------------
 COMMON STOCKS -- (97.7%)
 Consumer Discretionary -- (20.8%)
     B&M European Value Retail SA......  3,556,127 $ 18,764,210            0.8%
     Bellway P.L.C.....................    662,602   32,126,797            1.4%
     GVC Holdings P.L.C................  1,474,855   18,364,234            0.8%
     Inchcape P.L.C....................  2,337,053   24,258,271            1.0%
     SSP Group P.L.C...................  2,150,632   16,701,979            0.7%
     UBM P.L.C.........................  2,150,381   20,089,069            0.9%
     WH Smith P.L.C....................    660,318   17,952,522            0.8%
     William Hill P.L.C................  4,390,122   15,064,779            0.6%
     Other Securities..................             329,733,378           14.2%
                                                   ------------           -----
 Total Consumer Discretionary..........             493,055,239           21.2%
                                                   ------------           -----
 Consumer Staples -- (4.8%)
     Booker Group P.L.C................  8,370,700   22,363,754            1.0%
     Tate & Lyle P.L.C.................  2,718,312   23,351,051            1.0%
     Other Securities..................              68,237,724            2.9%
                                                   ------------           -----
 Total Consumer Staples................             113,952,529            4.9%
                                                   ------------           -----
 Energy -- (4.2%)
     John Wood Group P.L.C.............  3,479,405   32,900,578            1.4%
 #*  Tullow Oil P.L.C..................  7,033,116   17,017,662            0.7%
     Other Securities..................              48,239,755            2.1%
                                                   ------------           -----
 Total Energy..........................              98,157,995            4.2%
                                                   ------------           -----
 Financials -- (14.8%)
     Beazley P.L.C.....................  2,911,016   19,527,655            0.8%
     Close Brothers Group P.L.C........    842,028   15,529,712            0.7%
     Hiscox, Ltd.......................  1,547,072   29,336,860            1.3%
     IG Group Holdings P.L.C...........  1,926,366   16,715,603            0.7%
     Intermediate Capital Group P.L.C..  1,606,829   20,747,945            0.9%
     Jupiter Fund Management P.L.C.....  2,283,894   18,021,025            0.8%
     Man Group P.L.C...................  9,157,327   23,548,762            1.0%
     Phoenix Group Holdings............  2,000,670   20,109,594            0.9%
     TP ICAP P.L.C.....................  2,829,016   20,454,412            0.9%
     Other Securities..................             166,813,983            7.0%
                                                   ------------           -----
 Total Financials......................             350,805,551           15.0%
                                                   ------------           -----
 Health Care -- (3.8%)
 *   BTG P.L.C.........................  1,883,903   18,858,989            0.8%
 *   Indivior P.L.C....................  3,837,838   18,938,519            0.8%
     UDG Healthcare P.L.C..............  1,295,217   15,903,433            0.7%
     Other Securities..................              36,656,028            1.6%
                                                   ------------           -----
 Total Health Care.....................              90,356,969            3.9%
                                                   ------------           -----
 Industrials -- (25.8%)
     Aggreko P.L.C.....................  1,334,788   16,611,140            0.7%
     BBA Aviation P.L.C................  5,990,848   25,309,196            1.1%
 *   Cobham P.L.C...................... 12,408,518   22,901,572            1.0%
     Hays P.L.C........................  8,341,552   20,648,960            0.9%
     HomeServe P.L.C...................  1,383,521   15,731,024            0.7%
     Howden Joinery Group P.L.C........  3,763,658   20,496,619            0.9%
     IMI P.L.C.........................  1,368,653   22,207,186            1.0%
     Meggitt P.L.C.....................  3,799,091   26,153,041            1.1%
     Melrose Industries P.L.C..........  9,415,164   27,500,308            1.2%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                   PERCENTAGE
                                         SHARES      VALUE++     OF NET ASSETS**
                                         ------      -------     ---------------
Industrials -- (Continued)
       Rentokil Initial P.L.C.......... 4,056,594 $   18,089,762            0.8%
       Spirax-Sarco Engineering P.L.C..   367,759     27,595,228            1.2%
       Travis Perkins P.L.C............   853,860     17,236,813            0.7%
       Weir Group P.L.C. (The).........   633,437     16,421,638            0.7%
       Other Securities................              335,262,817           14.3%
                                                  --------------          ------
Total Industrials......................              612,165,304           26.3%
                                                  --------------          ------
Information Technology -- (10.9%)
       Auto Trader Group P.L.C......... 3,741,417     17,013,390            0.7%
       Electrocomponents P.L.C......... 2,762,938     25,482,641            1.1%
       Halma P.L.C..................... 1,908,645     29,948,327            1.3%
*      Paysafe Group P.L.C............. 2,424,051     18,868,212            0.8%
       Playtech P.L.C.................. 1,462,260     19,106,906            0.8%
       Rightmove P.L.C.................   468,485     25,845,606            1.1%
       Spectris P.L.C..................   701,125     23,837,173            1.0%
       Other Securities................               98,875,117            4.3%
                                                  --------------          ------
Total Information Technology...........              258,977,372           11.1%
                                                  --------------          ------
Materials -- (7.4%)
       DS Smith P.L.C.................. 3,354,420     23,198,985            1.0%
*      KAZ Minerals P.L.C.............. 1,433,524     15,478,418            0.7%
       RPC Group P.L.C................. 2,253,573     28,202,447            1.2%
       Victrex P.L.C...................   482,843     15,374,148            0.7%
       Other Securities................               93,920,109            4.0%
                                                  --------------          ------
Total Materials........................              176,174,107            7.6%
                                                  --------------          ------
Real Estate -- (2.3%)
       Other Securities................               54,350,850            2.3%
                                                  --------------          ------
Telecommunication Services -- (1.3%)
       Inmarsat P.L.C.................. 2,371,810     19,563,902            0.9%
       Other Securities................               12,151,612            0.5%
                                                  --------------          ------
Total Telecommunication Services.......               31,715,514            1.4%
                                                  --------------          ------
Utilities -- (1.6%)
       Pennon Group P.L.C.............. 2,236,812     23,590,729            1.0%
       Other Securities................               13,858,087            0.6%
                                                  --------------          ------
Total Utilities........................               37,448,816            1.6%
                                                  --------------          ------
TOTAL COMMON STOCKS....................            2,317,160,246           99.5%
                                                  --------------          ------
TOTAL INVESTMENT SECURITIES............            2,317,160,246
                                                  --------------

                                                     VALUE+
                                                     ------
SECURITIES LENDING COLLATERAL -- (2.3%)
(S)@   DFA Short Term Investment Fund.. 4,640,939     53,700,300            2.3%
                                                  --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,951,561,258)..............             $2,370,860,546          101.8%
                                                  ==============          ======

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
 Common Stocks
  Consumer Discretionary.........   --    $  493,055,239   --    $  493,055,239
  Consumer Staples...............   --       113,952,529   --       113,952,529
  Energy.........................   --        98,157,995   --        98,157,995
  Financials.....................   --       350,805,551   --       350,805,551
  Health Care....................   --        90,356,969   --        90,356,969
  Industrials....................   --       612,165,304   --       612,165,304
  Information Technology.........   --       258,977,372   --       258,977,372
  Materials......................   --       176,174,107   --       176,174,107
  Real Estate....................   --        54,350,850   --        54,350,850
  Telecommunication Services.....   --        31,715,514   --        31,715,514
  Utilities......................   --        37,448,816   --        37,448,816
 Securities Lending Collateral...   --        53,700,300   --        53,700,300
                                    --    --------------   --    --------------
 TOTAL...........................   --    $2,370,860,546   --    $2,370,860,546
                                    ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                             PERCENTAGE
                                     SHARES     VALUE++    OF NET ASSETS**
                                     ------     -------    ---------------
     COMMON STOCKS -- (91.6%)
     AUSTRIA -- (3.2%)
         ANDRITZ AG................   351,021 $ 19,848,846            0.4%
         Other Securities..........            177,396,677            3.0%
                                              ------------           -----
     TOTAL AUSTRIA.................            197,245,523            3.4%
                                              ------------           -----

     BELGIUM -- (4.2%)
         Ackermans & van Haaren NV.   134,719   23,072,545            0.4%
     *   Galapagos NV..............   220,186   21,413,464            0.4%
         Umicore SA................   703,600   31,444,010            0.6%
         Other Securities..........            183,087,877            3.1%
                                              ------------           -----
     TOTAL BELGIUM.................            259,017,896            4.5%
                                              ------------           -----

     DENMARK -- (4.8%)
         GN Store Nord A.S.........   855,243   28,303,028            0.5%
         Jyske Bank A.S............   434,014   24,525,321            0.4%
         TDC A.S................... 5,173,971   30,589,544            0.5%
     *   Topdanmark A.S............   491,266   20,195,323            0.4%
         Other Securities..........            192,193,095            3.3%
                                              ------------           -----
     TOTAL DENMARK.................            295,806,311            5.1%
                                              ------------           -----

     FINLAND -- (6.0%)
         Elisa Oyj.................   674,321   27,152,966            0.5%
         Huhtamaki Oyj.............   574,099   24,453,639            0.4%
         Metso Oyj.................   654,668   23,776,410            0.4%
         Nokian Renkaat Oyj........   659,051   30,215,607            0.5%
         Outokumpu Oyj............. 2,921,503   27,616,847            0.5%
         Other Securities..........            238,617,463            4.2%
                                              ------------           -----
     TOTAL FINLAND.................            371,832,932            6.5%
                                              ------------           -----

     FRANCE -- (12.9%)
     #   Edenred................... 1,222,953   35,256,073            0.6%
         Faurecia..................   306,467   22,278,725            0.4%
         Groupe Eurotunnel SE...... 1,656,217   20,813,393            0.4%
     #   Ingenico Group SA.........   301,300   29,258,749            0.5%
         Lagardere SCA.............   673,857   22,190,928            0.4%
         Orpea.....................   178,098   21,337,715            0.4%
         Rexel SA.................. 1,596,995   28,477,648            0.5%
     #   Rubis SCA.................   466,180   29,254,014            0.5%
         Teleperformance...........   253,057   36,957,477            0.7%
     *   Ubisoft Entertainment SA..   521,852   39,817,112            0.7%
         Other Securities..........            512,562,878            8.8%
                                              ------------           -----
     TOTAL FRANCE..................            798,204,712           13.9%
                                              ------------           -----

     GERMANY -- (14.8%)
         Duerr AG..................   143,919   19,916,912            0.4%
     *   Evotec AG................. 1,078,504   22,950,178            0.4%
         Freenet AG................   763,964   25,583,539            0.5%
     #   Hugo Boss AG..............   314,787   28,154,350            0.5%
     #   K+S AG.................... 1,020,067   24,799,642            0.4%
         Lanxess AG................   471,353   36,958,137            0.6%
         LEG Immobilien AG.........   331,263   33,743,929            0.6%
         MTU Aero Engines AG.......   144,099   24,384,649            0.4%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                               PERCENTAGE
                                       SHARES     VALUE++    OF NET ASSETS**
                                       ------     -------    ---------------
   GERMANY -- (Continued)
       OSRAM Licht AG................   280,364 $ 21,467,400            0.4%
   #   QIAGEN NV.....................   701,160   23,788,035            0.4%
       Rheinmetall AG................   234,011   27,793,104            0.5%
       Other Securities..............            629,683,762           10.9%
                                                ------------           -----
   TOTAL GERMANY.....................            919,223,637           16.0%
                                                ------------           -----

   HONG KONG -- (0.1%)
       Other Securities..............              3,147,046            0.1%
                                                ------------           -----

   IRELAND -- (1.2%)
       Kingspan Group P.L.C..........   734,997   30,725,971            0.5%
       Other Securities..............             46,011,856            0.8%
                                                ------------           -----
   TOTAL IRELAND.....................             76,737,827            1.3%
                                                ------------           -----

   ISRAEL -- (2.5%)
       Other Securities..............            153,649,964            2.7%
                                                ------------           -----

   ITALY -- (10.2%)
   #*  Banco BPM SpA................. 9,344,575   32,536,729            0.6%
       FinecoBank Banca Fineco SpA... 2,170,080   20,296,722            0.4%
       Moncler SpA...................   730,401   20,735,047            0.4%
       Prysmian SpA..................   907,443   31,224,581            0.6%
   #   Unione di Banche Italiane SpA. 6,512,755   30,567,169            0.5%
       Other Securities..............            498,381,755            8.5%
                                                ------------           -----
   TOTAL ITALY.......................            633,742,003           11.0%
                                                ------------           -----

   NETHERLANDS -- (5.7%)
       Aalberts Industries NV........   633,462   31,236,489            0.6%
       ASM International NV..........   339,707   22,765,126            0.4%
       Boskalis Westminster..........   594,181   21,239,893            0.4%
       SBM Offshore NV............... 1,217,053   21,719,672            0.4%
       Other Securities..............            257,243,164            4.3%
                                                ------------           -----
   TOTAL NETHERLANDS.................            354,204,344            6.1%
                                                ------------           -----

   NORWAY -- (2.2%)
       Other Securities..............            138,286,028            2.4%
                                                ------------           -----

   PORTUGAL -- (1.1%)
       Other Securities..............             67,632,440            1.2%
                                                ------------           -----

   SPAIN -- (5.2%)
       Cellnex Telecom SA............   909,420   22,573,590            0.4%
       Other Securities..............            298,606,877            5.2%
                                                ------------           -----
   TOTAL SPAIN.......................            321,180,467            5.6%
                                                ------------           -----

   SWEDEN -- (6.9%)
       Other Securities..............            429,210,166            7.5%
                                                ------------           -----

   SWITZERLAND -- (10.6%)
   #   ams AG........................   316,689   28,893,663            0.5%
       Georg Fischer AG..............    24,221   29,841,965            0.5%
       Helvetia Holding AG...........    37,722   20,278,728            0.4%
       Logitech International SA.....   744,066   26,607,319            0.5%
       Temenos Group AG..............   307,521   35,509,903            0.6%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                    PERCENTAGE
                                          SHARES      VALUE++     OF NET ASSETS**
                                          ------      -------     ---------------
SWITZERLAND -- (Continued)
       Other Securities................            $  515,114,990            8.9%
                                                   --------------          ------
TOTAL SWITZERLAND......................               656,246,568           11.4%
                                                   --------------          ------
TOTAL COMMON STOCKS....................             5,675,367,864           98.7%
                                                   --------------          ------

PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
       Other Securities................                46,412,310            0.8%
                                                   --------------          ------
TOTAL PREFERRED STOCKS.................                46,412,310            0.8%
                                                   --------------          ------

RIGHTS/WARRANTS -- (0.0%)
FRANCE -- (0.0%)
       Other Securities................                     2,585            0.0%
                                                   --------------          ------

ISRAEL -- (0.0%)
       Other Securities................                        10            0.0%
                                                   --------------          ------

SPAIN -- (0.0%)
       Other Securities................                   978,996            0.0%
                                                   --------------          ------

SWITZERLAND -- (0.0%)
       Other Securities................                   105,912            0.0%
                                                   --------------          ------
TOTAL RIGHTS/WARRANTS..................                 1,087,503            0.0%
                                                   --------------          ------
TOTAL INVESTMENT SECURITIES............             5,722,867,677
                                                   --------------

                                                      VALUE+
                                                      ------
SECURITIES LENDING COLLATERAL -- (7.6%)
(S)@   DFA Short Term Investment Fund.. 40,695,303    470,885,347            8.2%
                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,482,764,364)..............              $6,193,753,024          107.7%
                                                   ==============          ======

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 -------------------------------------------------
                                   LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                 ----------- -------------- ------- --------------
Common Stocks
 Austria........................          -- $  197,245,523   --    $  197,245,523
 Belgium........................ $ 2,677,761    256,340,135   --       259,017,896
 Denmark........................   8,784,672    287,021,639   --       295,806,311
 Finland........................          --    371,832,932   --       371,832,932
 France.........................      32,312    798,172,400   --       798,204,712
 Germany........................          --    919,223,637   --       919,223,637
 Hong Kong......................          --      3,147,046   --         3,147,046
 Ireland........................          --     76,737,827   --        76,737,827
 Israel.........................          --    153,649,964   --       153,649,964
 Italy..........................     109,325    633,632,678   --       633,742,003
 Netherlands....................          --    354,204,344   --       354,204,344
 Norway.........................          --    138,286,028   --       138,286,028
 Portugal.......................          --     67,632,440   --        67,632,440
 Spain..........................          --    321,180,467   --       321,180,467
 Sweden.........................      24,911    429,185,255   --       429,210,166
 Switzerland....................          --    656,246,568   --       656,246,568
Preferred Stocks
 Germany........................          --     46,412,310   --        46,412,310
Rights/Warrants
 France.........................          --          2,585   --             2,585
 Israel.........................          --             10   --                10
 Spain..........................          --        978,996   --           978,996
 Switzerland....................          --        105,912   --           105,912
Securities Lending Collateral...          --    470,885,347   --       470,885,347
                                 ----------- --------------   --    --------------
TOTAL........................... $11,628,981 $6,182,124,043   --    $6,193,753,024
                                 =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE CANADIAN SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                       PERCENTAGE
                                               SHARES     VALUE++    OF NET ASSETS**
                                               ------     -------    ---------------
COMMON STOCKS -- (84.8%)
Consumer Discretionary -- (7.6%)
#   Cineplex, Inc............................   293,783 $  8,885,678            0.7%
    Enercare, Inc............................   592,559    9,236,774            0.8%
*   Great Canadian Gaming Corp...............   333,138    7,917,224            0.7%
#*  Stars Group, Inc. (The)..................   545,738   10,985,827            0.9%
    Other Securities.........................             69,811,273            5.9%
                                                        ------------           -----
Total Consumer Discretionary.................            106,836,776            9.0%
                                                        ------------           -----
Consumer Staples -- (4.2%)
    Cott Corp................................   845,649   12,677,197            1.1%
    Jean Coutu Group PJC, Inc. (The) Class A.   416,076    7,895,156            0.7%
    North West Co., Inc. (The)...............   316,536    7,723,861            0.6%
    Premium Brands Holdings Corp.............   150,162   12,151,703            1.0%
    Other Securities.........................             18,290,744            1.5%
                                                        ------------           -----
Total Consumer Staples.......................             58,738,661            4.9%
                                                        ------------           -----
Energy -- (18.4%)
    Enerflex, Ltd............................   567,158    7,715,389            0.7%
    Enerplus Corp............................ 1,353,175   12,408,387            1.0%
    Gibson Energy, Inc.......................   757,539   10,299,383            0.9%
*   NuVista Energy, Ltd...................... 1,310,626    8,147,601            0.7%
#*  Paramount Resources, Ltd. Class A........   498,213    8,526,895            0.7%
*   Parex Resources, Inc.....................   826,302   10,990,886            0.9%
    Parkland Fuel Corp.......................   542,825   11,023,963            0.9%
    Pembina Pipeline Corp....................   448,593   14,830,223            1.2%
#   Whitecap Resources, Inc.................. 1,837,501   13,189,101            1.1%
    Other Securities.........................            160,468,709           13.5%
                                                        ------------           -----
Total Energy.................................            257,600,537           21.6%
                                                        ------------           -----
Financials -- (6.5%)
#   Canadian Western Bank....................   528,680   14,892,048            1.2%
#   Genworth MI Canada, Inc..................   322,580   10,024,209            0.8%
#   Laurentian Bank of Canada................   221,346   10,294,365            0.9%
    TMX Group, Ltd...........................   218,158   11,919,973            1.0%
    Other Securities.........................             43,967,142            3.8%
                                                        ------------           -----
Total Financials.............................             91,097,737            7.7%
                                                        ------------           -----
Health Care -- (1.4%)
    Other Securities.........................             18,694,077            1.6%
                                                        ------------           -----
Industrials -- (10.7%)
    Maxar Technologies, Ltd..................   184,072   11,644,148            1.0%
    New Flyer Industries, Inc................   253,571   10,759,225            0.9%
    Russel Metals, Inc.......................   356,806    7,976,347            0.7%
#   Stantec, Inc.............................   522,729   14,935,114            1.3%
    TFI International, Inc...................   475,353   11,473,911            1.0%
    Toromont Industries, Ltd.................   425,013   18,735,361            1.6%
    Transcontinental, Inc. Class A...........   366,376    8,133,485            0.7%
    Other Securities.........................             66,087,239            5.4%
                                                        ------------           -----
Total Industrials............................            149,744,830           12.6%
                                                        ------------           -----
Information Technology -- (3.8%)
*   Descartes Systems Group, Inc. (The)......   393,056   11,394,694            1.0%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

                                                                      PERCENTAGE
                                            SHARES      VALUE++     OF NET ASSETS**
                                            ------      -------     ---------------
Information Technology -- (Continued)
      Other Securities...................            $   42,132,447            3.5%
                                                     --------------          ------
Total Information Technology.............                53,527,141            4.5%
                                                     --------------          ------
Materials -- (24.6%)
      Alamos Gold, Inc. Class A..........  1,820,687     11,530,125            1.0%
*     B2Gold Corp........................  5,370,434     13,653,999            1.1%
*     Canfor Corp........................    502,970     10,004,039            0.8%
*     Centerra Gold, Inc.................  1,552,135     10,539,264            0.9%
*     Detour Gold Corp...................    965,461     10,289,969            0.9%
      Dominion Diamond Corp..............    554,107      7,885,749            0.7%
      HudBay Minerals, Inc...............  1,477,086     10,979,966            0.9%
*     IAMGOLD Corp.......................  3,203,040     17,578,113            1.5%
      Kirkland Lake Gold, Ltd............    913,033     10,707,844            0.9%
*     New Gold, Inc......................  3,504,251     11,598,443            1.0%
#     OceanaGold Corp....................  3,671,560      9,846,987            0.8%
#     Osisko Gold Royalties, Ltd.........    739,341      9,306,945            0.8%
      Pan American Silver Corp...........    847,173     13,842,653            1.2%
      Stella-Jones, Inc..................    241,271      9,425,671            0.8%
      Yamana Gold, Inc...................  4,803,883     12,474,233            1.1%
      Other Securities...................               174,581,152           14.5%
                                                     --------------          ------
Total Materials..........................               344,245,152           28.9%
                                                     --------------          ------
Real Estate -- (2.8%)
      Colliers International Group, Inc..    174,095     10,203,335            0.9%
      FirstService Corp..................    177,734     12,372,909            1.0%
      Other Securities...................                16,673,204            1.4%
                                                     --------------          ------
Total Real Estate........................                39,249,448            3.3%
                                                     --------------          ------
Utilities -- (4.8%)
#     Capital Power Corp.................    550,609     10,426,616            0.9%
#     Northland Power, Inc...............    562,788     10,761,941            0.9%
#     Superior Plus Corp.................    849,685      8,555,467            0.7%
      TransAlta Corp.....................  1,716,509     10,151,898            0.8%
      Other Securities...................                27,790,664            2.4%
                                                     --------------          ------
Total Utilities..........................                67,686,586            5.7%
                                                     --------------          ------
TOTAL COMMON STOCKS......................             1,187,420,945           99.8%
                                                     --------------          ------
TOTAL INVESTMENT SECURITIES..............             1,187,420,945
                                                     --------------

                                                        VALUE+
                                              -         ------             -
SECURITIES LENDING COLLATERAL -- (15.2%)
(S)@  DFA Short Term Investment Fund..... 18,401,076    212,918,854           17.9%
                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,494,062,372)................              $1,400,339,799          117.7%
                                                     ==============          ======

THE CANADIAN SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  --------------------------------------------------
                                     LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                  -------------- ------------ ------- --------------
Common Stocks
 Consumer Discretionary.......... $  106,829,755 $      7,021   --    $  106,836,776
 Consumer Staples................     58,738,661           --   --        58,738,661
 Energy..........................    257,600,528            9   --       257,600,537
 Financials......................     91,097,737           --   --        91,097,737
 Health Care.....................     18,487,331      206,746   --        18,694,077
 Industrials.....................    149,744,830           --   --       149,744,830
 Information Technology..........     53,527,141           --   --        53,527,141
 Materials.......................    344,243,948        1,204   --       344,245,152
 Real Estate.....................     39,249,448           --   --        39,249,448
 Utilities.......................     67,686,586           --   --        67,686,586
Securities Lending Collateral....             --  212,918,854   --       212,918,854
                                  -------------- ------------   --    --------------
TOTAL............................ $1,187,205,965 $213,133,834   --    $1,400,339,799
                                  ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                     PERCENTAGE
                                                           SHARES      VALUE++     OF NET ASSETS**
                                                           ------      -------     ---------------
COMMON STOCKS -- (94.6%)
BRAZIL -- (4.7%)
    Ambev SA ADR........................................  5,984,451 $   37,881,575            0.6%
    Vale SA.............................................  3,249,364     31,884,747            0.5%
    Other Securities....................................               248,614,139            3.6%
                                                                    --------------           -----
TOTAL BRAZIL............................................               318,380,461            4.7%
                                                                    --------------           -----

CHILE -- (1.4%)
    Other Securities....................................                98,260,753            1.5%
                                                                    --------------           -----

CHINA -- (17.3%)
#*  Alibaba Group Holding, Ltd. Sponsored ADR...........    649,851    120,150,951            1.8%
*   Baidu, Inc. Sponsored ADR...........................    125,340     30,575,440            0.5%
    Bank of China, Ltd. Class H......................... 47,544,181     23,760,810            0.4%
    China Construction Bank Corp. Class H............... 62,246,590     55,630,710            0.8%
#*  China Evergrande Group..............................  4,670,000     18,013,843            0.3%
#   China Mobile, Ltd. Sponsored ADR....................    918,178     46,322,080            0.7%
    China Overseas Land & Investment, Ltd...............  5,600,000     18,183,289            0.3%
    Industrial & Commercial Bank of China, Ltd. Class H. 56,271,185     44,773,013            0.7%
    NetEase, Inc. ADR...................................     73,351     20,679,114            0.3%
    Ping An Insurance Group Co. of China, Ltd. Class H..  4,622,500     40,622,247            0.6%
    Tencent Holdings, Ltd...............................  4,551,400    204,563,081            3.0%
    Other Securities....................................               558,976,798            8.2%
                                                                    --------------           -----
TOTAL CHINA.............................................             1,182,251,376           17.6%
                                                                    --------------           -----

COLOMBIA -- (0.4%)
    Other Securities....................................                25,767,212            0.4%
                                                                    --------------           -----

CZECH REPUBLIC -- (0.2%)
    Other Securities....................................                13,518,733            0.2%
                                                                    --------------           -----

EGYPT -- (0.1%)
    Other Securities....................................                 7,144,752            0.1%
                                                                    --------------           -----

GREECE -- (0.2%)
    Other Securities....................................                15,325,110            0.2%
                                                                    --------------           -----

HUNGARY -- (0.5%)
    Other Securities....................................                32,247,803            0.5%
                                                                    --------------           -----

INDIA -- (11.8%)
    HDFC Bank, Ltd......................................  1,441,144     40,301,596            0.6%
    Hindustan Unilever, Ltd.............................  1,148,145     21,969,730            0.3%
    Housing Development Finance Corp., Ltd..............  1,501,415     39,446,931            0.6%
    Infosys, Ltd........................................  1,886,232     26,860,653            0.4%
    ITC, Ltd............................................  4,896,443     20,115,143            0.3%
    Reliance Industries, Ltd............................  3,083,335     44,979,899            0.7%
    Tata Consultancy Services, Ltd......................    702,461     28,417,240            0.4%
    Vedanta, Ltd........................................  3,450,645     17,722,576            0.3%
    Other Securities....................................               567,116,279            8.4%
                                                                    --------------           -----
TOTAL INDIA.............................................               806,930,047           12.0%
                                                                    --------------           -----

INDONESIA -- (2.6%)
    Bank Central Asia Tbk PT............................ 13,354,500     20,571,814            0.3%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                          PERCENTAGE
                                                SHARES      VALUE++     OF NET ASSETS**
                                                ------      -------     ---------------
INDONESIA -- (Continued)
    Other Securities.........................            $  156,958,031            2.3%
                                                         --------------           -----
TOTAL INDONESIA..............................               177,529,845            2.6%
                                                         --------------           -----

MALAYSIA -- (2.7%)
    Other Securities.........................               184,723,116            2.8%
                                                         --------------           -----

MEXICO -- (4.0%)
    America Movil S.A.B. de C.V. Series L.... 48,207,854     41,565,106            0.6%
#   Grupo Mexico S.A.B. de C.V. Series B.....  6,360,255     20,684,700            0.3%
    Other Securities.........................               209,133,974            3.1%
                                                         --------------           -----
TOTAL MEXICO.................................               271,383,780            4.0%
                                                         --------------           -----

PERU -- (0.3%)
    Other Securities.........................                19,090,586            0.3%
                                                         --------------           -----

PHILIPPINES -- (1.3%)
    Other Securities.........................                89,567,005            1.3%
                                                         --------------           -----

POLAND -- (1.8%)
    Polski Koncern Naftowy Orlen SA..........    649,675     22,978,685            0.3%
    Other Securities.........................               103,346,844            1.6%
                                                         --------------           -----
TOTAL POLAND.................................               126,325,529            1.9%
                                                         --------------           -----

RUSSIA -- (1.6%)
    Sberbank of Russia PJSC Sponsored ADR....  1,818,206     26,095,273            0.4%
    Other Securities.........................                81,085,956            1.2%
                                                         --------------           -----
TOTAL RUSSIA.................................               107,181,229            1.6%
                                                         --------------           -----

SOUTH AFRICA -- (7.1%)
    MTN Group, Ltd...........................  3,775,818     32,785,832            0.5%
    Naspers, Ltd. Class N....................    407,281     99,226,886            1.5%
    Sasol, Ltd. Sponsored ADR................    777,405     22,630,260            0.3%
    Standard Bank Group, Ltd.................  2,023,352     23,495,927            0.4%
    Other Securities.........................               305,387,361            4.5%
                                                         --------------           -----
TOTAL SOUTH AFRICA...........................               483,526,266            7.2%
                                                         --------------           -----

SOUTH KOREA -- (17.6%)
    Hana Financial Group, Inc................    584,969     25,035,987            0.4%
    Hyundai Mobis Co., Ltd...................     74,326     17,686,287            0.3%
    Hyundai Motor Co.........................    181,576     26,122,725            0.4%
    KB Financial Group, Inc..................    382,135     19,979,647            0.3%
    Kia Motors Corp..........................    609,598     19,295,378            0.3%
    NAVER Corp...............................     37,790     30,204,488            0.5%
    POSCO....................................     72,961     21,267,067            0.3%
    Samsung Electronics Co., Ltd.............    102,618    252,964,114            3.8%
    Samsung Electronics Co., Ltd. GDR........     52,509     64,740,101            1.0%
    Shinhan Financial Group Co., Ltd.........    490,366     22,026,353            0.3%
    SK Hynix, Inc............................    821,484     60,570,209            0.9%
    Other Securities.........................               643,455,294            9.4%
                                                         --------------           -----
TOTAL SOUTH KOREA............................             1,203,347,650           17.9%
                                                         --------------           -----

TAIWAN -- (15.1%)
    Advanced Semiconductor Engineering, Inc.. 14,704,564     17,777,425            0.3%
    Hon Hai Precision Industry Co., Ltd...... 17,961,653     66,762,435            1.0%
    Largan Precision Co., Ltd................    133,860     25,374,450            0.4%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                SHARES      VALUE++     OF NET ASSETS**
                                                                ------      -------     ---------------
TAIWAN -- (Continued)
      Taiwan Semiconductor Manufacturing Co., Ltd............ 25,317,808 $  204,676,736            3.1%
      Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored
       ADR...................................................  1,982,786     83,931,331            1.3%
#     United Microelectronics Corp........................... 39,656,000     20,466,664            0.3%
      Other Securities.......................................               610,822,017            8.9%
                                                                         --------------          ------
TOTAL TAIWAN.................................................             1,029,811,058           15.3%
                                                                         --------------          ------

THAILAND -- (2.6%)
      PTT PCL................................................  1,643,400     20,777,483            0.3%
      Other Securities.......................................               160,175,545            2.4%
                                                                         --------------          ------
TOTAL THAILAND...............................................               180,953,028            2.7%
                                                                         --------------          ------

TURKEY -- (1.3%)
      Other Securities.......................................                91,224,396            1.4%
                                                                         --------------          ------
TOTAL COMMON STOCKS..........................................             6,464,489,735           96.2%
                                                                         --------------          ------

PREFERRED STOCKS -- (2.4%)
BRAZIL -- (2.3%)
      Banco Bradesco SA......................................  2,738,905     29,035,926            0.4%
      Itau Unibanco Holding SA...............................  4,804,227     61,754,576            0.9%
      Other Securities.......................................                65,733,433            1.0%
                                                                         --------------          ------
TOTAL BRAZIL.................................................               156,523,935            2.3%
                                                                         --------------          ------

CHILE -- (0.0%)
      Other Securities.......................................                   715,129            0.0%
                                                                         --------------          ------

COLOMBIA -- (0.1%)
      Other Securities.......................................                 5,885,683            0.1%
                                                                         --------------          ------
TOTAL PREFERRED STOCKS.......................................               163,124,747            2.4%
                                                                         --------------          ------

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
      Other Securities.......................................                    10,028            0.0%
                                                                         --------------          ------

MALAYSIA -- (0.0%)
      Other Securities.......................................                    52,355            0.0%
                                                                         --------------          ------

SOUTH KOREA -- (0.0%)
      Other Securities.......................................                    93,963            0.0%
                                                                         --------------          ------

TAIWAN -- (0.0%)
      Other Securities.......................................                    75,776            0.0%
                                                                         --------------          ------
TOTAL RIGHTS/WARRANTS........................................                   232,122            0.0%
                                                                         --------------          ------
TOTAL INVESTMENT SECURITIES..................................             6,627,846,604
                                                                         --------------

                                                                            VALUE+
                                                                            ------

SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@  DFA Short Term Investment Fund......................... 17,515,266    202,669,148            3.0%
                                                                         --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,566,935,653)....................................              $6,830,515,752          101.6%
                                                                         ==============          ======

THE EMERGING MARKETS SERIES
CONTINUED


At October 31, 2017, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                                      UNREALIZED
                                       NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                            CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                            --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)........    650     12/15/17  $35,955,789 $36,536,500    $580,711
S&P 500 Emini Index(R)................    210     12/15/17   26,931,354  27,013,350      81,996
                                                            ----------- -----------    --------
TOTAL FUTURES CONTRACTS...............                      $62,887,143 $63,549,850    $662,707
                                                            =========== ===========    ========

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                 -------------- -------------- ------- --------------
Common Stocks
 Brazil......................... $  318,380,461             --   --    $  318,380,461
 Chile..........................     50,271,128 $   47,989,625   --        98,260,753
 China..........................    328,382,382    853,868,994   --     1,182,251,376
 Colombia.......................     25,767,212             --   --        25,767,212
 Czech Republic.................             --     13,518,733   --        13,518,733
 Egypt..........................        713,024      6,431,728   --         7,144,752
 Greece.........................             --     15,325,110   --        15,325,110
 Hungary........................             --     32,247,803   --        32,247,803
 India..........................     30,846,816    776,083,231   --       806,930,047
 Indonesia......................      5,910,911    171,618,934   --       177,529,845
 Malaysia.......................             --    184,723,116   --       184,723,116
 Mexico.........................    271,383,780             --   --       271,383,780
 Peru...........................     19,090,586             --   --        19,090,586
 Philippines....................      1,951,565     87,615,440   --        89,567,005
 Poland.........................             --    126,325,529   --       126,325,529
 Russia.........................     10,166,767     97,014,462   --       107,181,229
 South Africa...................     51,161,864    432,364,402   --       483,526,266
 South Korea....................     32,069,959  1,171,277,691   --     1,203,347,650
 Taiwan.........................     94,853,278    934,957,780   --     1,029,811,058
 Thailand.......................    180,953,028             --   --       180,953,028
 Turkey.........................        693,339     90,531,057   --        91,224,396
Preferred Stocks
 Brazil.........................    156,523,935             --   --       156,523,935
 Chile..........................             --        715,129   --           715,129
 Colombia.......................      5,885,683             --   --         5,885,683
Rights/Warrants
 Brazil.........................             --         10,028   --            10,028
 Malaysia.......................             --         52,355   --            52,355
 South Korea....................             --         93,963   --            93,963
 Taiwan.........................             --         75,776   --            75,776
Securities Lending Collateral...             --    202,669,148   --       202,669,148
Futures Contracts**.............        662,707             --   --           662,707
                                 -------------- --------------   --    --------------
TOTAL........................... $1,585,668,425 $5,245,510,034   --    $6,831,178,459
                                 ============== ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                    PERCENTAGE
                                                          SHARES      VALUE++     OF NET ASSETS**
                                                          ------      -------     ---------------
COMMON STOCKS -- (91.1%)
BRAZIL -- (7.1%)
    BR Malls Participacoes SA..........................  7,687,922 $   29,799,423            0.4%
    Cia Hering.........................................  1,540,736     13,752,787            0.2%
*   Cia Siderurgica Nacional SA........................  4,532,630     11,680,393            0.2%
    EDP - Energias do Brasil SA........................  3,285,014     14,460,368            0.2%
    Equatorial Energia SA..............................  1,983,958     36,994,907            0.5%
    Estacio Participacoes SA...........................  3,387,190     30,369,053            0.4%
    Fleury SA..........................................  1,463,812     12,922,964            0.2%
    Localiza Rent a Car SA.............................  1,566,678     27,714,870            0.4%
    Odontoprev SA......................................  2,594,796     12,484,972            0.2%
    Qualicorp SA.......................................  2,251,805     24,092,310            0.3%
*   Rumo SA............................................  4,264,474     16,555,749            0.2%
    Smiles Fidelidade SA...............................    505,800     13,219,790            0.2%
    Sul America SA.....................................  2,998,354     16,433,980            0.2%
    Totvs SA...........................................  1,185,526     11,807,062            0.2%
    Transmissora Alianca de Energia Eletrica SA........  2,006,218     12,572,210            0.2%
    Other Securities...................................               265,659,317            3.6%
                                                                   --------------           -----
TOTAL BRAZIL...........................................               550,520,155            7.6%
                                                                   --------------           -----

CHILE -- (1.7%)
    Engie Energia Chile SA.............................  5,451,139     11,556,388            0.2%
    Parque Arauco SA...................................  6,290,103     18,176,686            0.3%
    Other Securities...................................               103,823,373            1.4%
                                                                   --------------           -----
TOTAL CHILE............................................               133,556,447            1.9%
                                                                   --------------           -----

CHINA -- (15.8%)
    China Everbright, Ltd..............................  6,106,000     14,488,746            0.2%
    China Jinmao Holdings Group, Ltd................... 27,318,300     12,276,931            0.2%
    China Medical System Holdings, Ltd.................  7,095,500     13,120,483            0.2%
#   China National Building Material Co., Ltd. Class H. 21,806,000     18,404,872            0.3%
#*  GCL-Poly Energy Holdings, Ltd...................... 85,046,000     14,622,998            0.2%
    Haitian International Holdings, Ltd................  4,300,000     12,876,638            0.2%
#*  Kaisa Group Holdings, Ltd.......................... 17,438,000     11,142,615            0.2%
    Kingboard Chemical Holdings, Ltd...................  4,126,921     24,489,376            0.4%
    Minth Group, Ltd...................................  2,713,000     14,656,852            0.2%
    Nexteer Automotive Group, Ltd......................  5,949,000     11,650,664            0.2%
    Shanghai Industrial Holdings, Ltd..................  3,608,000     11,083,655            0.2%
    Shenzhen International Holdings, Ltd...............  7,554,367     14,438,734            0.2%
*   Sohu.com, Inc......................................    194,172     11,112,464            0.2%
*   YY, Inc. ADR.......................................    220,940     19,970,767            0.3%
    Other Securities...................................             1,022,760,281           13.7%
                                                                   --------------           -----
TOTAL CHINA............................................             1,227,096,076           16.9%
                                                                   --------------           -----

COLOMBIA -- (0.2%)
    Other Securities...................................                14,911,455            0.2%
                                                                   --------------           -----

GREECE -- (0.3%)
    Other Securities...................................                25,217,545            0.4%
                                                                   --------------           -----

HONG KONG -- (0.0%)
    Other Securities...................................                 1,157,333            0.0%
                                                                   --------------           -----

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                    PERCENTAGE
                                                          SHARES      VALUE++     OF NET ASSETS**
                                                          ------      -------     ---------------
HUNGARY -- (0.1%)
    Other Securities....................................           $    8,961,022            0.1%
                                                                   --------------           -----

INDIA -- (13.6%)
    Crompton Greaves Consumer Electricals, Ltd.......... 3,446,457     11,755,789            0.2%
    Dewan Housing Finance Corp., Ltd.................... 1,161,690     11,518,467            0.2%
    Federal Bank, Ltd................................... 8,667,989     16,334,905            0.2%
    IIFL Holdings, Ltd.................................. 1,475,192     14,013,643            0.2%
    L&T Finance Holdings, Ltd........................... 3,759,476     11,709,043            0.2%
    Other Securities....................................              989,640,789           13.6%
                                                                   --------------           -----
TOTAL INDIA.............................................            1,054,972,636           14.6%
                                                                   --------------           -----

INDONESIA -- (2.9%)
    Other Securities....................................              221,254,087            3.1%
                                                                   --------------           -----

MALAYSIA -- (3.4%)
    Other Securities....................................              263,868,179            3.6%
                                                                   --------------           -----

MEXICO -- (2.2%)
#   Alsea S.A.B. de C.V................................. 5,090,080     15,404,250            0.2%
#   Grupo Aeroportuario del Centro Norte S.A.B. de C.V.. 2,457,934     12,416,754            0.2%
    Other Securities....................................              143,456,023            2.0%
                                                                   --------------           -----
TOTAL MEXICO............................................              171,277,027            2.4%
                                                                   --------------           -----

PHILIPPINES -- (1.3%)
    Other Securities....................................               96,386,183            1.3%
                                                                   --------------           -----

POLAND -- (1.4%)
    CD Projekt SA.......................................   461,488     15,285,919            0.2%
    Other Securities....................................               95,934,650            1.3%
                                                                   --------------           -----
TOTAL POLAND............................................              111,220,569            1.5%
                                                                   --------------           -----

SOUTH AFRICA -- (5.8%)
    AVI, Ltd............................................ 3,164,277     22,063,405            0.3%
    Barloworld, Ltd..................................... 2,208,890     20,834,788            0.3%
    Clicks Group, Ltd................................... 2,664,483     29,843,514            0.4%
    Foschini Group, Ltd. (The).......................... 2,114,828     20,270,606            0.3%
#*  Northam Platinum, Ltd............................... 3,415,807     12,708,838            0.2%
    SPAR Group, Ltd. (The).............................. 1,254,291     14,763,402            0.2%
#   Truworths International, Ltd........................ 2,334,913     12,440,085            0.2%
    Other Securities....................................              311,924,595            4.2%
                                                                   --------------           -----
TOTAL SOUTH AFRICA......................................              444,849,233            6.1%
                                                                   --------------           -----

SOUTH KOREA -- (14.1%)
    Other Securities....................................            1,092,923,395           15.1%
                                                                   --------------           -----

TAIWAN -- (16.2%)
#*  Epistar Corp........................................ 7,530,000     12,203,016            0.2%
#*  Macronix International.............................. 9,266,820     16,945,643            0.3%
    Sino-American Silicon Products, Inc................. 3,975,000     11,099,536            0.2%
    Other Securities....................................            1,215,353,939           16.6%
                                                                   --------------           -----
TOTAL TAIWAN............................................            1,255,602,134           17.3%
                                                                   --------------           -----

THAILAND -- (3.4%)
    Other Securities....................................              263,653,427            3.6%
                                                                   --------------           -----

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    PERCENTAGE
                                          SHARES      VALUE++     OF NET ASSETS**
                                          ------      -------     ---------------
TURKEY -- (1.6%)
       Other Securities................            $  125,969,893            1.7%
                                                   --------------          ------
TOTAL COMMON STOCKS....................             7,063,396,796           97.4%
                                                   --------------          ------

PREFERRED STOCKS -- (1.4%)
BRAZIL -- (1.3%)
       Cia Energetica de Minas Gerais..  5,525,729     13,057,159            0.2%
       Other Securities................                86,332,841            1.1%
                                                   --------------          ------
TOTAL BRAZIL...........................                99,390,000            1.3%
                                                   --------------          ------

CHILE -- (0.1%)
       Other Securities................                 4,195,197            0.1%
                                                   --------------          ------

COLOMBIA -- (0.0%)
       Other Securities................                 2,738,763            0.0%
                                                   --------------          ------

INDIA -- (0.0%)
       Other Securities................                   143,762            0.0%
                                                   --------------          ------
TOTAL PREFERRED STOCKS.................               106,467,722            1.4%
                                                   --------------          ------

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
       Other Securities................                   327,212            0.0%
                                                   --------------          ------

CHILE -- (0.0%)
       Other Securities................                   222,147            0.0%
                                                   --------------          ------

HONG KONG -- (0.0%)
       Other Securities................                    10,653            0.0%
                                                   --------------          ------

INDIA -- (0.0%)
       Other Securities................                   312,585            0.0%
                                                   --------------          ------

MALAYSIA -- (0.0%)
       Other Securities................                    53,996            0.0%
                                                   --------------          ------

SOUTH KOREA -- (0.0%)
       Other Securities................                   427,461            0.0%
                                                   --------------          ------

TAIWAN -- (0.0%)
       Other Securities................                    40,793            0.0%
                                                   --------------          ------

THAILAND -- (0.0%)
       Other Securities................                 1,229,207            0.0%
                                                   --------------          ------
TOTAL RIGHTS/WARRANTS..................                 2,624,054            0.0%
                                                   --------------          ------
TOTAL INVESTMENT SECURITIES............             7,172,488,572
                                                   --------------

                                                      VALUE+
                                            -         ------             -
SECURITIES LENDING COLLATERAL -- (7.5%)
(S)@   DFA Short Term Investment Fund.. 50,518,649    584,551,292            8.1%
                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,644,318,658)..............              $7,757,039,864          106.9%
                                                   ==============          ======

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


At October 31, 2017, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                      UNREALIZED
                                       NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                            CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                            --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)........    650     12/15/17  $35,838,323 $36,536,500   $  698,177
S&P 500 Emini Index(R)................    115     12/15/17   14,359,518  14,793,025      433,507
                                                            ----------- -----------   ----------
TOTAL FUTURES CONTRACTS...............                      $50,197,841 $51,329,525   $1,131,684
                                                            =========== ===========   ==========

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ----------------------------------------------------
                                     LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                  -------------- -------------- ------- --------------
Common Stocks
 Brazil.......................... $  550,520,155             --   --    $  550,520,155
 Chile...........................        981,740 $  132,574,707   --       133,556,447
 China...........................     89,180,547  1,137,915,529   --     1,227,096,076
 Colombia........................     14,911,455             --   --        14,911,455
 Greece..........................             --     25,217,545   --        25,217,545
 Hong Kong.......................             --      1,157,333   --         1,157,333
 Hungary.........................             --      8,961,022   --         8,961,022
 India...........................     11,232,946  1,043,739,690   --     1,054,972,636
 Indonesia.......................        807,023    220,447,064   --       221,254,087
 Malaysia........................         71,943    263,796,236   --       263,868,179
 Mexico..........................    170,986,135        290,892   --       171,277,027
 Philippines.....................             --     96,386,183   --        96,386,183
 Poland..........................             --    111,220,569   --       111,220,569
 South Africa....................      5,028,616    439,820,617   --       444,849,233
 South Korea.....................      1,107,748  1,091,815,647   --     1,092,923,395
 Taiwan..........................      1,180,409  1,254,421,725   --     1,255,602,134
 Thailand........................    263,170,583        482,844   --       263,653,427
 Turkey..........................             --    125,969,893   --       125,969,893
Preferred Stocks
 Brazil..........................     99,390,000             --   --        99,390,000
 Chile...........................             --      4,195,197   --         4,195,197
 Colombia........................      2,738,763             --   --         2,738,763
 India...........................        143,762             --   --           143,762
Rights/Warrants
 Brazil..........................             --        327,212   --           327,212
 Chile...........................             --        222,147   --           222,147
 Hong Kong.......................             --         10,653   --            10,653
 India...........................             --        312,585   --           312,585
 Malaysia........................             --         53,996   --            53,996
 South Korea.....................             --        427,461   --           427,461
 Taiwan..........................             --         40,793   --            40,793
 Thailand........................             --      1,229,207   --         1,229,207
Securities Lending Collateral....             --    584,551,292   --       584,551,292
Futures Contracts**..............      1,131,684             --   --         1,131,684
                                  -------------- --------------   --    --------------
TOTAL............................ $1,212,583,509 $6,545,588,039   --    $7,758,171,548
                                  ============== ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                                THE JAPANESE   THE ASIA
                                                                   THE U.S. LARGE    THE DFA       SMALL     PACIFIC SMALL
                                                                     CAP VALUE    INTERNATIONAL   COMPANY       COMPANY
                                                                      SERIES*     VALUE SERIES*   SERIES*       SERIES*
                                                                   -------------- ------------- ------------ -------------
ASSETS:
Investments at Value (including $1,536,545, $671,908,
 $390,734 and $282,545 of securities on loan,
 respectively)....................................................  $27,395,893    $12,573,213   $3,955,538   $1,801,143
Temporary Cash Investments at Value & Cost........................      272,071             --           --           --
Collateral from Securities on Loan Invested in Affiliate at Value
 (including cost of $522,384, $593,874, $399,455 and
 $257,992)........................................................      522,421        593,861      399,385      257,951
Segregated Cash for Futures Contracts.............................        6,624          3,846           --           --
Foreign Currencies at Value.......................................           --         52,788        3,373       12,033
Cash..............................................................           --         53,297        5,475        5,737
Receivables:
  Investment Securities Sold......................................       21,871          5,948        9,285        1,407
  Dividends, Interest and Tax Reclaims............................       30,022         44,910       20,385        1,336
  Securities Lending Income.......................................          273            795        1,101          520
  Futures Margin Variation........................................          324            265           --           --
                                                                    -----------    -----------   ----------   ----------
     Total Assets.................................................   28,249,499     13,328,923    4,394,542    2,080,127
                                                                    -----------    -----------   ----------   ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned................................      522,365        593,795      399,359      257,926
  Investment Securities Purchased.................................       46,685             --        5,562        6,220
  Due to Advisor..................................................        2,336          2,141          330          152
Accrued Expenses and Other Liabilities............................        1,567            837          242          124
                                                                    -----------    -----------   ----------   ----------
     Total Liabilities............................................      572,953        596,773      405,493      264,422
                                                                    -----------    -----------   ----------   ----------
NET ASSETS........................................................  $27,676,546    $12,732,150   $3,989,049   $1,815,705
                                                                    ===========    ===========   ==========   ==========
Investments at Cost...............................................  $18,606,092    $10,456,529   $2,914,836   $1,720,380
                                                                    ===========    ===========   ==========   ==========
Foreign Currencies at Cost........................................           --    $    53,423   $    3,377   $   12,068
                                                                    ===========    ===========   ==========   ==========

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                   THE
                                                  THE UNITED   CONTINENTAL THE CANADIAN
                                                 KINGDOM SMALL    SMALL       SMALL     THE EMERGING THE EMERGING
                                                    COMPANY      COMPANY     COMPANY      MARKETS    MARKETS SMALL
                                                    SERIES*      SERIES*     SERIES*      SERIES*     CAP SERIES*
                                                 ------------- ----------- ------------ ------------ -------------
ASSETS:
Investments at Value (including $50,801,
 $449,175, $202,843, $281,971 and
 $1,035,360 of securities on loan,
 respectively)..................................  $2,317,160   $5,722,868   $1,187,421   $6,627,847   $7,172,489
Collateral from Securities on Loan Invested in
 Affiliate at Value (including cost of $53,698,
 $470,951, $212,911, $202,665 and
 $584,516)......................................      53,700      470,885      212,919      202,669      584,551
Segregated Cash for Futures Contracts...........          --           --           --        2,310        2,153
Foreign Currencies at Value.....................       1,567          545          326       21,834       63,514
Cash............................................       5,346       23,509        2,172       67,755        2,828
Receivables:
  Investment Securities Sold....................       3,691        6,287          710          907       14,730
  Dividends, Interest and Tax Reclaims..........       6,292        8,794          666        4,294        5,717
  Securities Lending Income.....................         162        1,142          577          396        4,780
  Futures Margin Variation......................          --           --           --          361          358
Unrealized Gain on Foreign Currency
 Contracts......................................          --            3           --           --            1
                                                  ----------   ----------   ----------   ----------   ----------
     Total Assets...............................   2,387,918    6,234,033    1,404,791    6,928,373    7,851,121
                                                  ----------   ----------   ----------   ----------   ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..............      53,695      470,911      212,885      202,666      584,493
  Investment Securities Purchased...............       3,978       11,196        1,498        1,466       11,095
  Due to Advisor................................         195          488          103          562        1,219
Unrealized Loss on Foreign Currency
 Contracts......................................          --           --           --           --           16
Accrued Expenses and Other Liabilities..........         138          379           83          472          841
                                                  ----------   ----------   ----------   ----------   ----------
     Total Liabilities..........................      58,006      482,974      214,569      205,166      597,664
                                                  ----------   ----------   ----------   ----------   ----------
NET ASSETS......................................  $2,329,912   $5,751,059   $1,190,222   $6,723,207   $7,253,457
                                                  ==========   ==========   ==========   ==========   ==========
Investments at Cost.............................  $1,897,863   $4,011,813   $1,281,151   $4,364,270   $6,059,802
                                                  ==========   ==========   ==========   ==========   ==========
Foreign Currencies at Cost......................  $    1,563   $      546   $      329   $   21,926   $   63,467
                                                  ==========   ==========   ==========   ==========   ==========

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                              THE DFA    THE JAPANESE   THE ASIA
                                                               THE U.S.    INTERNATIONAL    SMALL     PACIFIC SMALL
                                                               LARGE CAP       VALUE       COMPANY       COMPANY
                                                             VALUE SERIES#    SERIES#      SERIES#       SERIES#
                                                             ------------- ------------- ------------ -------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $1, $32,179,
   $6,690 and $1,082, respectively).........................  $  565,477    $  332,211     $ 60,907     $ 54,721
  Non Cash Income...........................................          --        55,069           --        5,065
  Income from Securities Lending............................       2,756         9,477        8,951        5,373
                                                              ----------    ----------     --------     --------
     Total Investment Income................................     568,233       396,757       69,858       65,159
                                                              ----------    ----------     --------     --------
EXPENSES
  Investment Management Fees................................      24,712        22,418        3,441        1,650
  Accounting & Transfer Agent Fees..........................       1,102           509          157           84
  Custodian Fees............................................         255           962          583          302
  Directors'/Trustees' Fees & Expenses......................         241           108           33           16
  Professional Fees.........................................         369           229           60           29
  Other.....................................................         574           345          116           58
                                                              ----------    ----------     --------     --------
     Total Expenses.........................................      27,253        24,571        4,390        2,139
                                                              ----------    ----------     --------     --------
  Fees Paid Indirectly (Note C).............................          --          (877)         (61)         (25)
                                                              ----------    ----------     --------     --------
  Net Expenses..............................................      27,253        23,694        4,329        2,114
                                                              ----------    ----------     --------     --------
  NET INVESTMENT INCOME (LOSS)..............................     540,980       373,063       65,529       63,045
                                                              ----------    ----------     --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**............................   1,415,252       133,582      174,661       57,205
    Affiliated Investment Companies Shares Sold.............          (4)           55           70           63
    Futures.................................................      22,013        16,570           --           --
    Foreign Currency Transactions...........................          --        (2,679)      (2,843)        (697)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............   3,199,777     2,126,222      616,328      131,297
    Affiliated Investment Companies Shares..................         (95)          (73)        (116)         (85)
    Futures.................................................      11,932         3,736           --           --
    Translation of Foreign Currency Denominated Amounts.....          --         1,069          489           (7)
                                                              ----------    ----------     --------     --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...................   4,648,875     2,278,482      788,589      187,776
                                                              ----------    ----------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $5,189,855    $2,651,545     $854,118     $250,821
                                                              ==========    ==========     ========     ========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                    THE UNITED     THE
                                                     KINGDOM   CONTINENTAL THE CANADIAN              THE EMERGING
                                                      SMALL       SMALL       SMALL     THE EMERGING   MARKETS
                                                     COMPANY     COMPANY     COMPANY      MARKETS     SMALL CAP
                                                     SERIES#     SERIES#     SERIES#      SERIES#      SERIES#
                                                    ---------- ----------- ------------ ------------ ------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of
   $74, $16,318, $3,604, $18,315 and $16,255,
   respectively)...................................  $ 59,839  $  106,902    $ 20,545    $  132,530   $  147,058
  Non Cash Income..................................     9,789          --          --            --           --
  Income from Securities Lending...................     1,338      14,125       5,521         4,405       46,044
                                                     --------  ----------    --------    ----------   ----------
     Total Investment Income.......................    70,966     121,027      26,066       136,935      193,102
                                                     --------  ----------    --------    ----------   ----------
EXPENSES
  Investment Management Fees.......................     2,020       4,928       1,157         5,755       12,668
  Accounting & Transfer Agent Fees.................        94         229          52           266          292
  Custodian Fees...................................       110         840          96         2,249        3,873
  Directors'/Trustees' Fees & Expenses.............        19          46          11            54           60
  Professional Fees................................        35         102          19           174          221
  Other............................................        61         151          39           181          208
                                                     --------  ----------    --------    ----------   ----------
     Total Expenses................................     2,339       6,296       1,374         8,679       17,322
                                                     --------  ----------    --------    ----------   ----------
  Fees Paid Indirectly (Note C)....................       (57)       (142)        (46)         (246)        (256)
                                                     --------  ----------    --------    ----------   ----------
  Net Expenses.....................................     2,282       6,154       1,328         8,433       17,066
                                                     --------  ----------    --------    ----------   ----------
  NET INVESTMENT INCOME (LOSS).....................    68,684     114,873      24,738       128,502      176,036
                                                     --------  ----------    --------    ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**...................    68,209     217,209     (39,064)       (7,795)     173,946
    Affiliated Investment Companies Shares
     Sold..........................................         2          32          21            (8)          23
    Futures........................................        --          --          --         8,355        9,284
    Foreign Currency Transactions..................       330         992         (26)          (35)          79
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency......................................   383,963   1,106,864     137,860     1,213,036      923,325
    Affiliated Investment Companies Shares.........        (8)       (119)        (28)          (19)         (73)
    Futures........................................        --          --          --           929          843
    Translation of Foreign Currency Denominated
     Amounts.......................................       206         303          (7)          (69)        (193)
                                                     --------  ----------    --------    ----------   ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..........   452,702   1,325,281      98,756     1,214,394    1,107,234
                                                     --------  ----------    --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.........................  $521,386  $1,440,154    $123,494    $1,342,896   $1,283,270
                                                     ========  ==========    ========    ==========   ==========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.

# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                         THE U.S. LARGE CAP VALUE   THE DFA INTERNATIONAL     THE JAPANESE SMALL
                                                  SERIES                 VALUE SERIES           COMPANY SERIES
                                         ------------------------  -----------------------  ----------------------
                                             YEAR         YEAR         YEAR        YEAR        YEAR        YEAR
                                            ENDED        ENDED        ENDED       ENDED       ENDED       ENDED
                                           OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                             2017         2016         2017        2016        2017        2016
                                         -----------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......... $   540,980  $   464,438  $   373,063  $  332,006  $   65,529  $   54,226
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........   1,415,252      567,193      133,582    (261,808)    174,661     122,152
    Affiliated Investment Companies
     Shares Sold........................          (4)          --           55          --          70          --
    Futures.............................      22,013       21,037       16,570       5,988          --          --
    Foreign Currency
     Transactions.......................          --           --       (2,679)      5,590      (2,843)      2,170
    Forward Currency Contracts..........          --           --           --           8          --         (36)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and
     Foreign Currency...................   3,199,777      (57,128)   2,126,222     (32,753)    616,328     214,787
    Affiliated Investment Companies
     Shares.............................         (95)          --          (73)         --        (116)         --
    Futures.............................      11,932       (3,872)       3,736        (852)         --          --
    Translation of Foreign Currency
     Denominated Amounts................          --           --        1,069        (908)        489        (688)
                                         -----------  -----------  -----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations........................   5,189,855      991,668    2,651,545      47,271     854,118     392,611
                                         -----------  -----------  -----------  ----------  ----------  ----------
Transactions in Interest:
  Contributions.........................   2,626,519    1,812,211      995,812   1,394,282     195,960     224,138
  Withdrawals...........................  (1,056,396)    (981,368)    (644,747)   (939,918)   (193,623)   (115,843)
                                         -----------  -----------  -----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest..........   1,570,123      830,843      351,065     454,364       2,337     108,295
                                         -----------  -----------  -----------  ----------  ----------  ----------
     Total Increase (Decrease) in
      Net Assets........................   6,759,978    1,822,511    3,002,610     501,635     856,455     500,906
NET ASSETS
  Beginning of Year.....................  20,916,568   19,094,057    9,729,540   9,227,905   3,132,594   2,631,688
                                         -----------  -----------  -----------  ----------  ----------  ----------
  End of Year........................... $27,676,546  $20,916,568  $12,732,150  $9,729,540  $3,989,049  $3,132,594
                                         ===========  ===========  ===========  ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                           THE ASIA PACIFIC SMALL  THE UNITED KINGDOM SMALL  THE CONTINENTAL SMALL
                                               COMPANY SERIES          COMPANY SERIES           COMPANY SERIES
                                           ----------------------  ----------------------   ----------------------
                                              YEAR        YEAR        YEAR         YEAR        YEAR        YEAR
                                             ENDED       ENDED       ENDED        ENDED       ENDED       ENDED
                                            OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                              2017        2016        2017         2016        2017        2016
                                           ----------  ----------  ----------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)............ $   63,045  $   55,379  $   68,684   $   79,465  $  114,873  $   98,312
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...........     57,205      (8,246)     68,209       71,244     217,209     122,507
    Affiliated Investment Companies
     Shares Sold..........................         63          --           2           --          32          --
    Futures...............................         --          --          --           --          --         687
    Foreign Currency Transactions.........       (697)        309         330       (1,277)        992        (394)
    Forward Currency Contracts............         --         (18)         --           --          --          (5)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................    131,297     168,801     383,963     (469,059)  1,106,864      27,064
    Affiliated Investment Companies
     Shares...............................        (85)         --          (8)          --        (119)         --
    Futures...............................         --          --          --           --          --          19
    Translation of Foreign Currency
     Denominated Amounts..................         (7)         22         206         (215)        303         (32)
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................    250,821     216,247     521,386     (319,842)  1,440,154     248,158
                                           ----------  ----------  ----------   ----------  ----------  ----------
Transactions in Interest:
  Contributions...........................    110,964     137,711     158,197      112,811     303,976     441,553
  Withdrawals.............................   (101,816)    (26,496)    (33,136)    (193,617)   (140,996)   (195,529)
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest............      9,148     111,215     125,061      (80,806)    162,980     246,024
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    259,969     327,462     646,447     (400,648)  1,603,134     494,182
NET ASSETS
  Beginning of Year.......................  1,555,736   1,228,274   1,683,465    2,084,113   4,147,925   3,653,743
                                           ----------  ----------  ----------   ----------  ----------  ----------
  End of Year............................. $1,815,705  $1,555,736  $2,329,912   $1,683,465  $5,751,059  $4,147,925
                                           ==========  ==========  ==========   ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                            THE CANADIAN SMALL    THE EMERGING MARKETS    THE EMERGING MARKETS
                                              COMPANY SERIES             SERIES             SMALL CAP SERIES
                                           --------------------  ----------------------  ----------------------
                                              YEAR       YEAR       YEAR        YEAR        YEAR        YEAR
                                             ENDED      ENDED      ENDED       ENDED       ENDED       ENDED
                                            OCT. 31,   OCT. 31,   OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                              2017       2016       2017        2016        2017        2016
                                           ----------  --------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)............ $   24,738  $ 18,822  $  128,502  $  110,781  $  176,036  $  144,191
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...........    (39,064)  (24,152)     (7,795)   (106,229)    173,946     140,851
    Affiliated Investment Companies
     Shares Sold..........................         21        --          (8)         --          23          --
    Futures...............................         --        --       8,355       5,752       9,284       4,055
    Foreign Currency Transactions.........        (26)      229         (35)        975          79         457
    Forward Currency Contracts............         --        --          --          (4)         --        (116)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................    137,860   135,836   1,213,036     512,891     923,325     400,224
    Affiliated Investment Companies
     Shares...............................        (28)       --         (19)         --         (73)         --
    Futures...............................         --        --         929        (266)        843         289
    Translation of Foreign Currency
     Denominated Amounts..................         (7)       (6)        (69)        207        (193)        586
                                           ----------  --------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................    123,494   130,729   1,342,896     524,107   1,283,270     690,537
                                           ----------  --------  ----------  ----------  ----------  ----------
Transactions in Interest:
  Contributions...........................    269,073   187,903     738,457     471,019     959,649     448,086
  Withdrawals.............................   (135,609)   (8,500)   (355,877)   (400,950)   (505,109)   (521,283)
                                           ----------  --------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest............    133,464   179,403     382,580      70,069     454,540     (73,197)
                                           ----------  --------  ----------  ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    256,958   310,132   1,725,476     594,176   1,737,810     617,340
NET ASSETS
  Beginning of Year.......................    933,264   623,132   4,997,731   4,403,555   5,515,647   4,898,307
                                           ----------  --------  ----------  ----------  ----------  ----------
  End of Year............................. $1,190,222  $933,264  $6,723,207  $4,997,731  $7,253,457  $5,515,647
                                           ==========  ========  ==========  ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $68, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                      THE U.S. LARGE CAP VALUE SERIES
                                                      ---------------------------------------------------------------
                                                          YEAR         YEAR         YEAR         YEAR         YEAR
                                                         ENDED        ENDED        ENDED        ENDED        ENDED
                                                        OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                          2017         2016         2015         2014         2013
----------------------------------------------------------------------------------------------------------------------
Total Return.........................................       24.31%        4.75%        1.32%       15.67%       35.68%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).................. $27,676,546  $20,916,568  $19,094,057  $18,376,682  $14,838,988
Ratio of Expenses to Average Net Assets..............        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Net Investment Income to Average Net Assets.        2.19%        2.39%        2.20%        1.90%        1.98%
Portfolio Turnover Rate..............................          15%          15%          16%          15%          15%
----------------------------------------------------------------------------------------------------------------------

                                                                                        THE DFA INTERNATIONAL VALUE SERIES
                                                                          ---------------------------------------------------
                                                                              YEAR         YEAR         YEAR         YEAR
                                                                             ENDED        ENDED        ENDED        ENDED
                                                                            OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                                              2017         2016         2015         2014
------------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................       26.53%      (0.10)%      (5.35)%      (0.72)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $12,732,150  $9,729,540   $9,227,905   $9,343,666
Ratio of Expenses to Average Net Assets..................................        0.22%       0.22%        0.22%        0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).        0.22%       0.22%        0.22%        0.22%
Ratio of Net Investment Income to Average Net Assets.....................        3.33%       3.72%        3.31%        4.50%
Portfolio Turnover Rate..................................................          17%         17%          21%          17%
------------------------------------------------------------------------------------------------------------------------------

                                                                          -----------
                                                                             YEAR
                                                                            ENDED
                                                                           OCT. 31,
                                                                             2013
-------------------------------------------------------------------------------------
Total Return.............................................................      28.18%
-------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $8,792,130
Ratio of Expenses to Average Net Assets..................................       0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.22%
Ratio of Net Investment Income to Average Net Assets.....................       3.20%
Portfolio Turnover Rate..................................................         15%
-------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                                       THE JAPANESE SMALL COMPANY SERIES
                                                                          -----------------------------------------------
                                                                             YEAR        YEAR        YEAR        YEAR
                                                                            ENDED       ENDED       ENDED       ENDED
                                                                           OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                             2017        2016        2015        2014
--------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................      27.10%      14.53%       9.04%       2.46%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $3,989,049  $3,132,594  $2,631,688  $2,505,409
Ratio of Expenses to Average Net Assets..................................       0.13%       0.13%       0.13%       0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.13%       0.13%       0.13%       0.13%
Ratio of Net Investment Income to Average Net Assets.....................       1.90%       1.99%       1.69%       1.71%
Portfolio Turnover Rate..................................................         13%         10%          6%          9%
--------------------------------------------------------------------------------------------------------------------------

                                                                          -----------
                                                                             YEAR
                                                                            ENDED
                                                                           OCT. 31,
                                                                             2013
-------------------------------------------------------------------------------------
Total Return.............................................................      30.62%
-------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $2,281,624
Ratio of Expenses to Average Net Assets..................................       0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.14%
Ratio of Net Investment Income to Average Net Assets.....................       1.87%
Portfolio Turnover Rate..................................................         16%
-------------------------------------------------------------------------------------

                                                                                      THE ASIA PACIFIC SMALL COMPANY SERIES
                                                                          -------------------------------------------------
                                                                             YEAR        YEAR         YEAR         YEAR
                                                                            ENDED       ENDED        ENDED        ENDED
                                                                           OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,
                                                                             2017        2016         2015         2014
----------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................      16.21%      16.69%     (11.83)%      (3.46)%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $1,815,705  $1,555,736  $1,228,274   $1,453,786
Ratio of Expenses to Average Net Assets..................................       0.13%       0.13%       0.13%        0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.13%       0.13%       0.13%        0.13%
Ratio of Net Investment Income to Average Net Assets.....................       3.82%       4.00%       4.17%        3.96%
Portfolio Turnover Rate..................................................         14%         10%          7%           7%
----------------------------------------------------------------------------------------------------------------------------

                                                                          -----------
                                                                             YEAR
                                                                            ENDED
                                                                           OCT. 31,
                                                                             2013
-------------------------------------------------------------------------------------
Total Return.............................................................      10.97%
-------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $1,265,498
Ratio of Expenses to Average Net Assets..................................       0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.15%
Ratio of Net Investment Income to Average Net Assets.....................       4.64%
Portfolio Turnover Rate..................................................          9%
-------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                         THE UNITED KINGDOM SMALL COMPANY SERIES
                                                               -----------------------------------------------------------
                                                                  YEAR         YEAR        YEAR        YEAR        YEAR
                                                                 ENDED        ENDED       ENDED       ENDED       ENDED
                                                                OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                  2017         2016        2015        2014        2013
---------------------------------------------------------------------------------------------------------------------------
Total Return..................................................      29.87%     (15.82)%       9.95%       1.22%      37.42%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $2,329,912  $1,683,465   $2,084,113  $1,995,898  $1,988,287
Ratio of Expenses to Average Net Assets.......................       0.12%       0.12%        0.11%       0.11%       0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly)..................................................       0.12%       0.12%        0.11%       0.11%       0.12%
Ratio of Net Investment Income to Average Net Assets..........       3.40%       4.36%        3.44%       2.98%       3.29%
Portfolio Turnover Rate.......................................          9%         15%          10%          8%         17%
---------------------------------------------------------------------------------------------------------------------------

                                                                           THE CONTINENTAL SMALL COMPANY SERIES
                                                               -----------------------------------------------------------
                                                                  YEAR        YEAR        YEAR         YEAR        YEAR
                                                                 ENDED       ENDED       ENDED        ENDED       ENDED
                                                                OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,
                                                                  2017        2016        2015         2014        2013
---------------------------------------------------------------------------------------------------------------------------
Total Return..................................................      34.27%       6.10%       9.81%      (2.25)%      43.67%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................... $5,751,059  $4,147,925  $3,653,743  $3,152,277   $3,217,766
Ratio of Expenses to Average Net Assets.......................       0.13%       0.13%       0.13%       0.13%        0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly)..................................................       0.13%       0.13%       0.13%       0.13%        0.14%
Ratio of Net Investment Income to Average Net Assets..........       2.33%       2.49%       2.44%       2.40%        2.67%
Portfolio Turnover Rate.......................................         13%          9%         14%         13%          13%
---------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                                    THE CANADIAN SMALL COMPANY SERIES
                                                                          ----------------------------------------------------
                                                                             YEAR       YEAR       YEAR       YEAR      YEAR
                                                                            ENDED      ENDED      ENDED      ENDED     ENDED
                                                                           OCT. 31,   OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,
                                                                             2017       2016       2015       2014      2013
-------------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................      12.10%    20.77%   (25.00)%    (3.83)%     5.71%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $1,190,222  $933,264  $623,132   $849,429   $741,204
Ratio of Expenses to Average Net Assets..................................       0.12%     0.12%     0.12%      0.12%      0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.12%     0.12%     0.12%      0.12%      0.13%
Ratio of Net Investment Income to Average Net Assets.....................       2.14%     2.52%     2.73%      2.42%      2.99%
Portfolio Turnover Rate..................................................         22%        8%       18%         5%        14%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          THE EMERGING MARKETS SERIES
                                                                          ------------------------------------------------
                                                                             YEAR        YEAR         YEAR        YEAR
                                                                            ENDED       ENDED        ENDED       ENDED
                                                                           OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,
                                                                             2017        2016         2015        2014
---------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................      25.26%      11.44%     (14.86)%       1.74%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $6,723,207  $4,997,731  $4,403,555   $4,185,451
Ratio of Expenses to Average Net Assets..................................       0.15%       0.15%       0.16%        0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.15%       0.15%       0.16%        0.15%
Ratio of Net Investment Income to Average Net Assets.....................       2.23%       2.45%       2.39%        2.51%
Portfolio Turnover Rate..................................................          8%          5%          9%           5%
---------------------------------------------------------------------------------------------------------------------------

                                                                          -----------
                                                                             YEAR
                                                                            ENDED
                                                                           OCT. 31,
                                                                             2013
-------------------------------------------------------------------------------------
Total Return.............................................................       6.99%
-------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $3,766,160
Ratio of Expenses to Average Net Assets..................................       0.16%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.16%
Ratio of Net Investment Income to Average Net Assets.....................       2.38%
Portfolio Turnover Rate..................................................          4%
-------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                                     THE EMERGING MARKETS SMALL CAP SERIES
                                                                          ------------------------------------------------
                                                                             YEAR        YEAR         YEAR        YEAR
                                                                            ENDED       ENDED        ENDED       ENDED
                                                                           OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,
                                                                             2017        2016         2015        2014
---------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................      21.55%      14.45%      (9.42)%       5.60%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $7,253,457  $5,515,647  $4,898,307   $4,921,438
Ratio of Expenses to Average Net Assets..................................       0.27%       0.26%       0.26%        0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.27%       0.26%       0.27%        0.26%
Ratio of Net Investment Income to Average Net Assets.....................       2.78%       2.89%       2.62%        2.48%
Portfolio Turnover Rate..................................................         15%         18%         18%           9%
---------------------------------------------------------------------------------------------------------------------------

                                                                          -----------
                                                                             YEAR
                                                                            ENDED
                                                                           OCT. 31,
                                                                             2013
-------------------------------------------------------------------------------------
Total Return.............................................................       9.41%
-------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $4,091,523
Ratio of Expenses to Average Net Assets..................................       0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).       0.29%
Ratio of Net Investment Income to Average Net Assets.....................       2.37%
Portfolio Turnover Rate..................................................         11%
-------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, nine of which are included in this section of the report (collectively, the "Series"). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   DOMESTIC EQUITY PORTFOLIO        INTERNATIONAL EQUITY PORTFOLIOS
   -------------------------        -------------------------------
   The U.S. Large Cap Value Series  The DFA International Value Series
                                    The Japanese Small Company Series
                                    The Asia Pacific Small Company Series
                                    The United Kingdom Small Company Series
                                    The Continental Small Company Series
                                    The Canadian Small Company Series
                                    The Emerging Markets Series
                                    The Emerging Markets Small Cap Series

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolio and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Series.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and
(ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2017, the Series' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 The U.S. Large Cap Value Series......... 0.10%
                 The DFA International Value Series...... 0.20%
                 The Japanese Small Company Series....... 0.10%
                 The Asia Pacific Small Company Series... 0.10%
                 The United Kingdom Small Company Series. 0.10%
                 The Continental Small Company Series.... 0.10%
                 The Canadian Small Company Series....... 0.10%
                 The Emerging Markets Series............. 0.10%
                 The Emerging Markets Small Cap Series... 0.20%

EARNED INCOME CREDIT:

   In addition, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series' net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                       FEES PAID
                                                       INDIRECTLY
                                                       ----------
              The DFA International Value Series......    $877
              The Japanese Small Company Series.......      61
              The Asia Pacific Small Company Series...      25
              The United Kingdom Small Company Series.      57
              The Continental Small Company Series....     142
              The Canadian Small Company Series.......      46
              The Emerging Markets Series.............     246
              The Emerging Markets Small Cap Series...     256

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2017, the total related amounts paid by the Trust to the CCO were $85 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                 The U.S. Large Cap Value Series......... $633
                 The DFA International Value Series......  391
                 The Japanese Small Company Series.......   96
                 The Asia Pacific Small Company Series...   49
                 The United Kingdom Small Company Series.   63
                 The Continental Small Company Series....  125
                 The Canadian Small Company Series.......   30
                 The Emerging Markets Series.............  158
                 The Emerging Markets Small Cap Series...  136

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Series' transactions related to investment securities, other than short-term securities and U.S. government securities (amounts in thousands), were as follows:

                                                  PURCHASES    SALES
                                                  ---------- ----------
         The U.S. Large Cap Value Series......... $5,711,924 $3,550,329
         The DFA International Value Series......  2,380,334  1,837,613
         The Japanese Small Company Series.......    500,531    438,549
         The Asia Pacific Small Company Series...    312,003    236,969
         The United Kingdom Small Company Series.    381,315    174,465
         The Continental Small Company Series....    921,278    640,361
         The Canadian Small Company Series.......    442,511    257,115
         The Emerging Markets Series.............    950,150    468,047
         The Emerging Markets Small Cap Series...  1,540,584    924,340

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                              NET REALIZED                                        DIVIDEND
                                                              GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                              ON SALES OF   UNREALIZED                           AFFILIATED
                             BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                              10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                             ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
THE U.S. LARGE CAP VALUE
 SERIES
DFA Short Term Investment
 Fund.......................  $820,651  $6,008,173 $6,306,304     $(4)         $ (95)     $522,421     45,149      $7,598
                              --------  ---------- ----------     ---          -----      --------     ------      ------
TOTAL                         $820,651  $6,008,173 $6,306,304     $(4)         $ (95)     $522,421     45,149      $7,598
                              ========  ========== ==========     ===          =====      ========     ======      ======
THE DFA INTERNATIONAL VALUE
 SERIES
DFA Short Term Investment
 Fund.......................  $370,103  $6,085,206 $5,861,430     $55          $ (73)     $593,861     51,323      $5,741
                              --------  ---------- ----------     ---          -----      --------     ------      ------
TOTAL                         $370,103  $6,085,206 $5,861,430     $55          $ (73)     $593,861     51,323      $5,741
                              ========  ========== ==========     ===          =====      ========     ======      ======
THE JAPANESE SMALL COMPANY
 SERIES
DFA Short Term Investment
 Fund.......................  $280,962  $1,095,593 $  977,123     $70          $(116)     $399,385     34,516      $3,315
                              --------  ---------- ----------     ---          -----      --------     ------      ------
TOTAL                         $280,962  $1,095,593 $  977,123     $70          $(116)     $399,385     34,516      $3,315
                              ========  ========== ==========     ===          =====      ========     ======      ======
THE ASIA PACIFIC SMALL
 COMPANY SERIES
DFA Short Term Investment
 Fund.......................  $261,843  $  552,723 $  556,593     $63          $ (85)     $257,951     22,293      $2,514
                              --------  ---------- ----------     ---          -----      --------     ------      ------
TOTAL                         $261,843  $  552,723 $  556,593     $63          $ (85)     $257,951     22,293      $2,514
                              ========  ========== ==========     ===          =====      ========     ======      ======
THE UNITED KINGDOM SMALL
 COMPANY SERIES
DFA Short Term Investment
 Fund.......................  $ 56,584  $  338,586 $  341,464     $ 2          $  (8)     $ 53,700      4,641      $  764
                              --------  ---------- ----------     ---          -----      --------     ------      ------
TOTAL                         $ 56,584  $  338,586 $  341,464     $ 2          $  (8)     $ 53,700      4,641      $  764
                              ========  ========== ==========     ===          =====      ========     ======      ======
THE CONTINENTAL SMALL
 COMPANY SERIES
DFA Short Term Investment
 Fund.......................  $350,190  $1,496,894 $1,376,112     $32          $(119)     $470,885     40,695      $4,826
                              --------  ---------- ----------     ---          -----      --------     ------      ------
TOTAL                         $350,190  $1,496,894 $1,376,112     $32          $(119)     $470,885     40,695      $4,826
                              ========  ========== ==========     ===          =====      ========     ======      ======

                             CAPITAL GAIN
                             DISTRIBUTIONS
                                 FROM
                              AFFILIATED
                              INVESTMENT
                             -------------
THE U.S. LARGE CAP VALUE
 SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE DFA INTERNATIONAL VALUE
 SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE JAPANESE SMALL COMPANY
 SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE ASIA PACIFIC SMALL
 COMPANY SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE UNITED KINGDOM SMALL
 COMPANY SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE CONTINENTAL SMALL
 COMPANY SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==

                                                              NET REALIZED                                        DIVIDEND
                                                              GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                              ON SALES OF   UNREALIZED                           AFFILIATED
                             BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                              10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                             ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
THE CANADIAN SMALL COMPANY
 SERIES
DFA Short Term Investment
 Fund.......................  $214,142  $1,260,703 $1,261,918     $21          $(29)      $212,919     18,401      $2,017
                              --------  ---------- ----------     ---          ----       --------     ------      ------
TOTAL                         $214,142  $1,260,703 $1,261,918     $21          $(29)      $212,919     18,401      $2,017
                              ========  ========== ==========     ===          ====       ========     ======      ======
THE EMERGING MARKETS SERIES
DFA Short Term Investment
 Fund.......................  $143,647  $  885,441 $  826,392     $(8)         $(19)      $202,669     17,515      $1,743
                              --------  ---------- ----------     ---          ----       --------     ------      ------
TOTAL                         $143,647  $  885,441 $  826,392     $(8)         $(19)      $202,669     17,515      $1,743
                              ========  ========== ==========     ===          ====       ========     ======      ======
THE EMERGING MARKETS SMALL
 CAP SERIES
DFA Short Term Investment
 Fund.......................  $648,631  $  797,021 $  861,051     $23          $(73)      $584,551     50,519      $5,293
                              --------  ---------- ----------     ---          ----       --------     ------      ------
TOTAL                         $648,631  $  797,021 $  861,051     $23          $(73)      $584,551     50,519      $5,293
                              ========  ========== ==========     ===          ====       ========     ======      ======

                             CAPITAL GAIN
                             DISTRIBUTIONS
                                 FROM
                              AFFILIATED
                              INVESTMENT
                             -------------
THE CANADIAN SMALL COMPANY
 SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE EMERGING MARKETS SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==
THE EMERGING MARKETS SMALL
 CAP SERIES
DFA Short Term Investment
 Fund.......................      --
                                  --
TOTAL                             --
                                  ==

F. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                    NET
                                                                                 UNREALIZED
                                          FEDERAL     UNREALIZED   UNREALIZED   APPRECIATION
                                          TAX COST   APPRECIATION DEPRECIATION (DEPRECIATION)
                                         ----------- ------------ ------------ --------------
The U.S. Large Cap Value Series......... $19,581,837  $9,370,063   $(544,402)    $8,825,661
The DFA International Value Series......  11,157,024   2,649,548    (529,994)     2,119,554
The Japanese Small Company Series.......   3,314,291   1,213,062    (172,429)     1,040,633
The Asia Pacific Small Company Series...   1,978,372     445,114    (364,392)        80,722
The United Kingdom Small Company Series.   1,951,561     635,021    (215,722)       419,299
The Continental Small Company Series....   4,482,764   2,083,885    (372,897)     1,710,988
The Canadian Small Company Series.......   1,494,062     199,811    (293,534)       (93,723)
The Emerging Markets Series.............   4,629,823   2,541,436    (277,193)     2,264,243
The Emerging Markets Small Cap Series...   6,694,516   1,889,950    (776,097)     1,113,853

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Series.

   2. Futures Contracts: The Series noted below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   3. Forward Currency Contracts: The International Equity Portfolios may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk).

   The decision to hedge a Series' currency exposure with respect to a foreign market will be based primarily on the Series' existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Series as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2017, the International Equity Portfolios had no outstanding forward currency contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                       FUTURES
                                                       --------
                The U.S. Large Cap Value Series....... $167,432
                The DFA International Value Series....   89,210
                The Emerging Markets Series...........   44,417
                The Emerging Markets Small Cap Series.   42,694

The following is a summary of the location of derivatives on the Series' Statements of Assets and Liabilities as of October 31, 2017:

                                            LOCATION ON THE
                                        STATEMENTS OF ASSETS AND
                                              LIABILITIES
                                        ------------------------
              DERIVATIVE TYPE              ASSET DERIVATIVES
              ---------------           ------------------------
              Equity contracts          Receivables: Futures

                                        Margin Variation

   The following is a summary of the Series' derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                                ASSET DERIVATIVES VALUE
       -                                      ---------------------------
                                                TOTAL VALUE
                                                     AT          EQUITY
                                              OCTOBER 31, 2017 CONTRACTS*
       -                                      ---------------- ----------
       The U.S. Large Cap Value Series.......      $8,060        $8,060
       The DFA International Value Series....       2,884         2,884
       The Emerging Markets Series...........         663           663
       The Emerging Markets Small Cap Series.       1,132         1,132

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the location and value of derivative instrument holdings on the Series' Statements of Operations categorized by primary risk exposure for the year ended October 31, 2017:

                                        LOCATION OF GAIN (LOSS)
              DERIVATIVE TYPE                ON DERIVATIVES
              ---------------           ------------------------
              Equity contracts          Net Realized Gain (Loss)
                                          on: Futures

                                        Change in Unrealized
                                          Appreciation
                                          (Depreciation) of:
                                          Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                      DERIVATIVES
                                                   -----------------------
                                                                      EQUITY
                                                    TOTAL            CONTRACTS
                                                    -------          ---------
            The U.S. Large Cap Value Series....... $22,013            $22,013
            The DFA International Value Series....  16,570             16,570
            The Emerging Markets Series...........   8,355              8,355
            The Emerging Markets Small Cap Series.   9,284              9,284

                                                   CHANGE IN UNREALIZED
                                                   APPRECIATION (DEPRECIATION) ON
                                                      DERIVATIVES
            -                                      -----------------------
                                                                      EQUITY
                                                    TOTAL            CONTRACTS
            -                                       -------          ---------
            The U.S. Large Cap Value Series....... $11,932            $11,932
            The DFA International Value Series....   3,736              3,736
            The Emerging Markets Series...........     929                929
            The Emerging Markets Small Cap Series.     843                843

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                         WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                          AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                       INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                       ------------- ------------ ------------ -------- ---------------
The Japanese Small Company Series.....     1.77%       $16,525          6        $ 5        $25,222
The Asia Pacific Small Company Series.     1.76%         1,241         34          2          9,913
The Continental Small Company Series..     1.91%           120          1         --            120
The Canadian Small Company Series.....     1.88%        15,022          3          2         44,993
The Emerging Markets Series...........     1.77%         6,211          9          3         15,381
The Emerging Markets Small Cap Series.     1.44%        20,990         10          8         35,873

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Series' available line of credit was utilized.

   There were no outstanding borrowings by the Series under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order''), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                               PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                               --------- -------- --------------------
The U.S. Large Cap Value Series........ $442,838  $204,015       $30,650
The DFA International Value Series.....  135,129    76,512         4,425
The Japanese Small Company Series......   44,207    28,558        14,108
The Asia Pacific Small Company Series..   28,263    33,425        14,632
The Continental Small Company Series...   63,808    21,763         9,250
The Canadian Small Company Series......   46,995    27,027         4,703
The Emerging Markets Series............    7,463     2,540           241
The Emerging Markets Small Cap Series..    7,987     9,824         1,251

J. SECURITIES LENDING:

   As of October 31, 2017, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                     MARKET VALUE
                                                     ------------
              The U.S. Large Cap Value Series.......  $1,052,697
              The DFA International Value Series....     124,520
              The Japanese Small Company Series.....      11,439
              The Asia Pacific Small Company Series.      54,797
              The Continental Small Company Series..      10,247
              The Canadian Small Company Series.....       1,883
              The Emerging Markets Series...........     106,638
              The Emerging Markets Small Cap Series.     535,339

   Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                             REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                          AS OF OCTOBER 31, 2017
                                         ---------------------------------------------------------
                                         OVERNIGHT AND            BETWEEN
                                          CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                         ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
THE U.S. LARGE CAP VALUE SERIES
Common Stocks, Rights/Warrants.......... $522,421,314     --         --         --    $522,421,314
THE DFA INTERNATIONAL VALUE SERIES
Common Stocks...........................  593,860,860     --         --         --     593,860,860
THE JAPANESE SMALL COMPANY SERIES
Common Stocks...........................  399,384,904     --         --         --     399,384,904
THE ASIA PACIFIC SMALL COMPANY SERIES
Common Stocks...........................  257,950,593     --         --         --     257,950,593
THE UNITED KINGDOM SMALL COMPANY SERIES
Common Stocks...........................   53,700,300     --         --         --      53,700,300
THE CONTINENTAL SMALL COMPANY SERIES
Common Stocks, Preferred Stocks, Rights/
  Warrants..............................  470,885,347     --         --         --     470,885,347
THE CANADIAN SMALL COMPANY SERIES
Common Stocks...........................  212,918,854     --         --         --     212,918,854
THE EMERGING MARKETS SERIES
Common Stocks...........................  202,669,148     --         --         --     202,669,148
THE EMERGING MARKETS SMALL CAP SERIES
Common Stocks, Rights/Warrants..........  584,551,292     --         --         --     584,551,292

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and
Shareholders of the Series, as defined

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (nine of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL EMERGING MARKETS VALUE FUND VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                  Dimensional Emerging      MSCI Emerging Markets
                   Markets Value Fund       Index (net dividends)
                  --------------------      ---------------------
 10/31/2007            $10,000                   $10,000
 11/30/2007              9,274                     9,291
 12/31/2007              9,262                     9,324
  1/31/2008              8,344                     8,160
  2/29/2008              8,680                     8,762
  3/31/2008              8,390                     8,299
  4/30/2008              9,039                     8,972
  5/31/2008              9,120                     9,139
  6/30/2008              8,062                     8,227
  7/31/2008              7,906                     7,917
  8/31/2008              7,233                     7,284
  9/30/2008              5,986                     6,010
 10/31/2008              4,129                     4,365
 11/30/2008              3,817                     4,036
 12/31/2008              4,288                     4,351
  1/31/2009              3,903                     4,070
  2/28/2009              3,571                     3,841
  3/31/2009              4,191                     4,392
  4/30/2009              5,016                     5,123
  5/31/2009              6,147                     5,999
  6/30/2009              6,073                     5,918
  7/31/2009              6,890                     6,583
  8/31/2009              6,944                     6,560
  9/30/2009              7,587                     7,155
 10/31/2009              7,409                     7,164
 11/30/2009              7,884                     7,472
 12/31/2009              8,278                     7,767
  1/31/2010              7,810                     7,334
  2/28/2010              7,873                     7,360
  3/31/2010              8,567                     7,954
  4/30/2010              8,625                     8,050
  5/31/2010              7,725                     7,342
  6/30/2010              7,774                     7,288
  7/31/2010              8,497                     7,895
  8/31/2010              8,345                     7,742
  9/30/2010              9,350                     8,602
 10/31/2010              9,673                     8,852
 11/30/2010              9,363                     8,618
 12/31/2010             10,145                     9,233
  1/31/2011              9,829                     8,983
  2/28/2011              9,670                     8,899
  3/31/2011             10,228                     9,422
  4/30/2011             10,596                     9,714
  5/31/2011             10,195                     9,460
  6/30/2011              9,988                     9,314
  7/31/2011              9,908                     9,273
  8/31/2011              8,906                     8,444
  9/30/2011              7,310                     7,213
 10/31/2011              8,274                     8,168
 11/30/2011              7,857                     7,624
 12/31/2011              7,578                     7,532
  1/31/2012              8,632                     8,386
  2/29/2012              9,159                     8,889
  3/31/2012              8,768                     8,592
  4/30/2012              8,486                     8,489
  5/31/2012              7,549                     7,537
  6/30/2012              7,892                     7,828
  7/31/2012              7,845                     7,981
  8/31/2012              7,957                     7,954
  9/30/2012              8,471                     8,434
 10/31/2012              8,364                     8,383
 11/30/2012              8,460                     8,490
 12/31/2012              9,080                     8,905
  1/31/2013              9,229                     9,027
  2/28/2013              9,078                     8,914
  3/31/2013              9,003                     8,760
  4/30/2013              9,084                     8,827
  5/31/2013              8,828                     8,600
  6/30/2013              8,087                     8,053
  7/31/2013              8,248                     8,137
  8/31/2013              8,076                     7,997
  9/30/2013              8,674                     8,517
 10/31/2013              9,070                     8,931
 11/30/2013              8,856                     8,800
 12/31/2013              8,770                     8,673
  1/31/2014              8,160                     8,110
  2/28/2014              8,343                     8,378
  3/31/2014              8,718                     8,636
  4/30/2014              8,778                     8,664
  5/31/2014              9,138                     8,967
  6/30/2014              9,380                     9,205
  7/31/2014              9,560                     9,383
  8/31/2014              9,775                     9,595
  9/30/2014              8,979                     8,883
 10/31/2014              8,971                     8,988
 11/30/2014              8,825                     8,893
 12/31/2014              8,418                     8,483
  1/31/2015              8,351                     8,534
  2/28/2015              8,651                     8,798
  3/31/2015              8,411                     8,673
  4/30/2015              9,248                     9,340
  5/31/2015              8,840                     8,966
  6/30/2015              8,562                     8,733
  7/31/2015              7,880                     8,128
  8/31/2015              7,166                     7,393
  9/30/2015              6,929                     7,170
 10/31/2015              7,361                     7,682
 11/30/2015              7,077                     7,382
 12/31/2015              6,866                     7,218
  1/31/2016              6,483                     6,750
  2/29/2016              6,524                     6,738
  3/31/2016              7,489                     7,630
  4/30/2016              7,691                     7,672
  5/31/2016              7,195                     7,385
  6/30/2016              7,591                     7,681
  7/31/2016              8,071                     8,067
  8/31/2016              8,222                     8,268
  9/30/2016              8,340                     8,374
 10/31/2016              8,523                     8,394
 11/30/2016              8,228                     8,008
 12/31/2016              8,265                     8,025
  1/31/2017              8,791                     8,464
  2/28/2017              9,195                     8,723
  3/31/2017              9,449                     8,944
  4/30/2017              9,522                     9,139
  5/31/2017              9,696                     9,410
  6/30/2017              9,725                     9,504
  7/31/2017             10,247                    10,071
  8/31/2017             10,508                    10,296             Past performance is not predictive of
  9/30/2017             10,278                    10,255             future performance.
 10/31/2017             10,644                    10,614             The returns shown do not reflect the
                                                                     deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE        FIVE        TEN            would pay on fund distributions or the
         TOTAL RETURN          YEAR       YEARS      YEARS           redemption of fund shares.
         ------------------------------------------------------      MSCI data copyright MSCI 2017, all
                              24.89%      4.94%      0.63%           rights reserved.

--------------------------------------------------------------------------------

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                              RETURN IN U.S. DOLLARS
           -                                  ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
         -                                      ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The funds also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

DIMENSIONAL EMERGING MARKETS VALUE FUND

   The Dimensional Emerging Markets Value Fund is designed to capture the returns of value stocks of large and small companies in selected emerging markets. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Fund held approximately 2,400 securities across 19 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 24.89% for the Fund and 26.45% for the MSCI Emerging Markets Index (net dividends), the Fund's benchmark. As a result of the Fund's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. With low relative price (value) underperforming high relative price (growth) stocks among large caps for the period, the Fund's focus on value stocks had a negative impact on performance relative to the style-neutral benchmark. At the country level, the Fund's lesser allocation to China detracted from relative performance, as China was among the strongest-performing countries in the benchmark. Conversely, the Fund's greater focus on value securities in India had a positive impact on relative performance, as these securities outperformed.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                               SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLES
                                         BEGINNING  ENDING              EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                           VALUE    VALUE     EXPENSE    DURING
                                         05/01/17  10/31/17    RATIO*   PERIOD*
                                         --------- --------- ---------- --------
DIMENSIONAL EMERGING MARKETS VALUE FUND
---------------------------------------
Actual Fund Return                       $1,000.00 $1,117.80    0.16%    $0.85
Hypothetical 5% Annual Return            $1,000.00 $1,024.40    0.16%    $0.82

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

      DIMENSIONAL EMERGING MARKETS VALUE FUND
Consumer Discretionary.......................   9.5%
Consumer Staples.............................   3.3%
Energy.......................................  13.7%
Financials...................................  28.6%
Health Care..................................   0.4%
Industrials..................................   9.0%
Information Technology.......................   9.6%
Materials....................................  17.8%
Real Estate..................................   4.0%
Telecommunication Services...................   2.5%
Utilities....................................   1.6%
                                              -----
                                              100.0%

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                           SHARES       VALUE++     OF NET ASSETS**
                                                           ------       -------     ---------------
COMMON STOCKS -- (95.0%)
BRAZIL -- (6.0%)
    Banco do Brasil SA..................................   9,323,902 $   98,161,338            0.5%
*   Petroleo Brasileiro SA Sponsored ADR................  14,614,044    155,639,569            0.8%
    Vale SA.............................................  26,500,917    260,043,235            1.3%
#   Vale SA Sponsored ADR...............................  25,156,364    246,280,802            1.3%
    Other Securities....................................                435,720,877            2.2%
                                                                     --------------           -----
TOTAL BRAZIL............................................              1,195,845,821            6.1%
                                                                     --------------           -----

CHILE -- (1.6%)
    Other Securities....................................                316,996,496            1.6%
                                                                     --------------           -----

CHINA -- (16.6%)
    Bank of China, Ltd. Class H......................... 441,292,817    220,541,705            1.1%
    China Construction Bank Corp. Class H............... 619,669,101    553,807,555            2.8%
    China Overseas Land & Investment, Ltd...............  26,952,000     87,513,573            0.5%
    China Petroleum & Chemical Corp. ADR................   1,159,521     85,387,112            0.4%
    China Petroleum & Chemical Corp. Class H............ 113,421,575     83,287,527            0.4%
#*  China Unicom Hong Kong, Ltd. ADR....................   6,973,434     98,534,622            0.5%
    CNOOC, Ltd..........................................  60,746,000     82,942,156            0.4%
    Industrial & Commercial Bank of China, Ltd. Class H. 498,032,996    396,267,428            2.0%
    PetroChina Co., Ltd. Class H........................ 136,138,000     88,993,181            0.5%
    Other Securities....................................              1,632,486,299            8.4%
                                                                     --------------           -----
TOTAL CHINA.............................................              3,329,761,158           17.0%
                                                                     --------------           -----

COLOMBIA -- (0.2%)
    Other Securities....................................                 41,417,612            0.2%
                                                                     --------------           -----

CZECH REPUBLIC -- (0.3%)
    Other Securities....................................                 56,931,518            0.3%
                                                                     --------------           -----

GREECE -- (0.0%)
    Other Securities....................................                  5,400,787            0.0%
                                                                     --------------           -----

HONG KONG -- (0.0%)
    Other Securities....................................                  1,799,742            0.0%
                                                                     --------------           -----

HUNGARY -- (0.4%)
    Other Securities....................................                 76,715,301            0.4%
                                                                     --------------           -----

INDIA -- (12.9%)
    Bharti Airtel, Ltd..................................  11,108,283     85,474,747            0.5%
    ICICI Bank, Ltd. Sponsored ADR......................  15,014,286    137,380,716            0.7%
    JSW Steel, Ltd......................................  20,551,299     82,414,526            0.4%
    Larsen & Toubro, Ltd................................   4,214,051     79,664,841            0.4%
    Reliance Industries, Ltd............................  33,999,334    495,984,582            2.5%
*   Tata Motors, Ltd....................................  14,885,959     98,573,279            0.5%
    Vedanta, Ltd........................................  19,014,264     97,657,605            0.5%
    Other Securities....................................              1,504,036,963            7.7%
                                                                     --------------           -----
TOTAL INDIA.............................................              2,581,187,259           13.2%
                                                                     --------------           -----

INDONESIA -- (2.8%)
    Bank Mandiri Persero Tbk PT......................... 168,163,062     87,344,213            0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                      PERCENTAGE
                                                           SHARES       VALUE++     OF NET ASSETS**
                                                           ------       -------     ---------------
INDONESIA -- (Continued)
    Other Securities....................................             $  469,499,241            2.3%
                                                                     --------------           -----
TOTAL INDONESIA.........................................                556,843,454            2.8%
                                                                     --------------           -----

MALAYSIA -- (2.8%)
    Other Securities....................................                566,662,777            2.9%
                                                                     --------------           -----

MEXICO -- (3.8%)
*   Cemex S.A.B. de C.V. Sponsored ADR..................  14,473,498    117,380,072            0.6%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
     ADR................................................   1,186,961    104,155,828            0.5%
#   Grupo Financiero Banorte S.A.B. de C.V. Class O.....  18,334,815    108,640,838            0.6%
    Grupo Mexico S.A.B. de C.V. Series B................  39,173,644    127,399,779            0.7%
    Other Securities....................................                304,466,151            1.5%
                                                                     --------------           -----
TOTAL MEXICO............................................                762,042,668            3.9%
                                                                     --------------           -----

PHILIPPINES -- (1.0%)
    Other Securities....................................                201,045,379            1.0%
                                                                     --------------           -----

POLAND -- (1.6%)
    Polski Koncern Naftowy Orlen SA.....................   2,350,371     83,131,467            0.4%
    Other Securities....................................                241,389,226            1.3%
                                                                     --------------           -----
TOTAL POLAND............................................                324,520,693            1.7%
                                                                     --------------           -----

RUSSIA -- (1.7%)
    Gazprom PJSC Sponsored ADR..........................  32,989,361    141,702,963            0.7%
    Lukoil PJSC Sponsored ADR...........................   1,526,223     81,070,481            0.4%
    Other Securities....................................                112,719,494            0.6%
                                                                     --------------           -----
TOTAL RUSSIA............................................                335,492,938            1.7%
                                                                     --------------           -----

SOUTH AFRICA -- (6.3%)
    MTN Group, Ltd......................................  16,070,670    139,543,349            0.7%
    Sasol, Ltd..........................................   4,145,981    121,136,352            0.6%
    Standard Bank Group, Ltd............................  16,807,621    195,176,437            1.0%
#   Steinhoff International Holdings NV.................  23,998,309    104,178,800            0.5%
    Other Securities....................................                712,292,549            3.7%
                                                                     --------------           -----
TOTAL SOUTH AFRICA......................................              1,272,327,487            6.5%
                                                                     --------------           -----

SOUTH KOREA -- (16.9%)
    Hana Financial Group, Inc...........................   3,054,677    130,736,577            0.7%
    Hyundai Mobis Co., Ltd..............................     626,470    149,072,036            0.8%
    Hyundai Motor Co....................................   1,779,390    255,994,819            1.3%
#   KB Financial Group, Inc. ADR........................   2,889,524    151,728,905            0.8%
    Kia Motors Corp.....................................   3,544,702    112,199,131            0.6%
#   LG Electronics, Inc.................................   1,692,217    137,757,291            0.7%
    POSCO...............................................     622,870    181,557,522            0.9%
    POSCO Sponsored ADR.................................   1,500,406    109,499,630            0.6%
    Shinhan Financial Group Co., Ltd....................   3,697,574    166,088,332            0.9%
    SK Innovation Co., Ltd..............................     879,496    161,335,394            0.8%
    Other Securities....................................              1,818,106,611            9.1%
                                                                     --------------           -----
TOTAL SOUTH KOREA.......................................              3,374,076,248           17.2%
                                                                     --------------           -----

TAIWAN -- (16.1%)
    CTBC Financial Holding Co., Ltd..................... 133,426,073     85,427,628            0.5%
    First Financial Holding Co., Ltd.................... 146,060,158     94,231,411            0.5%
#   Fubon Financial Holding Co., Ltd....................  88,710,471    141,378,692            0.7%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                          PERCENTAGE
                                              SHARES        VALUE++     OF NET ASSETS**
                                              ------        -------     ---------------
TAIWAN -- (Continued)
      Hon Hai Precision Industry Co., Ltd..  25,539,240 $    94,927,894            0.5%
      Mega Financial Holding Co., Ltd...... 123,127,796      96,790,402            0.5%
#     United Microelectronics Corp......... 209,748,681     108,252,366            0.6%
      Other Securities.....................               2,596,129,660           13.1%
                                                        ---------------          ------
TOTAL TAIWAN...............................               3,217,138,053           16.4%
                                                        ---------------          ------

THAILAND -- (2.7%)
      PTT PCL..............................  15,428,250     195,059,151            1.0%
      Other Securities.....................                 338,333,044            1.7%
                                                        ---------------          ------
TOTAL THAILAND.............................                 533,392,195            2.7%
                                                        ---------------          ------

TURKEY -- (1.3%)
      Other Securities.....................                 269,950,479            1.4%
                                                        ---------------          ------
TOTAL COMMON STOCKS........................              19,019,548,065           97.0%
                                                        ---------------          ------

PREFERRED STOCKS -- (2.0%)
BRAZIL -- (1.9%)
*     Petroleo Brasileiro SA Sponsored ADR.  17,627,348     180,680,317            0.9%
      Other Securities.....................                 199,670,542            1.0%
                                                        ---------------          ------
TOTAL BRAZIL...............................                 380,350,859            1.9%
                                                        ---------------          ------

COLOMBIA -- (0.1%)
      Other Securities.....................                  15,823,558            0.1%
                                                        ---------------          ------
TOTAL PREFERRED STOCKS.....................                 396,174,417            2.0%
                                                        ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
      Other Securities.....................                      11,917            0.0%
                                                        ---------------          ------

CHILE -- (0.0%)
      Other Securities.....................                     135,065            0.0%
                                                        ---------------          ------

HONG KONG -- (0.0%)
      Other Securities.....................                      13,068            0.0%
                                                        ---------------          ------

INDIA -- (0.0%)
      Other Securities.....................                     250,493            0.0%
                                                        ---------------          ------

MALAYSIA -- (0.0%)
      Other Securities.....................                     364,648            0.0%
                                                        ---------------          ------

SOUTH KOREA -- (0.0%)
      Other Securities.....................                     288,398            0.0%
                                                        ---------------          ------

TAIWAN -- (0.0%)
      Other Securities.....................                     562,570            0.0%
                                                        ---------------          ------
TOTAL RIGHTS/WARRANTS......................                   1,626,159            0.0%
                                                        ---------------          ------
TOTAL INVESTMENT SECURITIES................              19,417,348,641
                                                        ---------------

                                                            VALUE+
                                                            ------
SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@  DFA Short Term Investment Fund.......  51,154,322     591,906,661            3.0%
                                                        ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $17,266,162,347).................               $20,009,255,302          102.0%
                                                        ===============          ======

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


At October 31, 2017, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                                                        UNREALIZED
                                       NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                            CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                            --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)........    650     12/15/17  $ 35,810,203 $ 36,536,500   $  726,297
S&P 500 Emini Index(R)................    795     12/15/17    99,611,195  102,264,825    2,653,630
                                                            ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...............                      $135,421,398 $138,801,325   $3,379,927
                                                            ============ ============   ==========

Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                    LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                 -------------- --------------- ------- ---------------
Common Stocks
 Brazil......................... $1,195,845,821              --   --    $ 1,195,845,821
 Chile..........................     80,372,052 $   236,624,444   --        316,996,496
 China..........................    258,179,357   3,071,581,801   --      3,329,761,158
 Colombia.......................     41,417,612              --   --         41,417,612
 Czech Republic.................             --      56,931,518   --         56,931,518
 Greece.........................             --       5,400,787   --          5,400,787
 Hong Kong......................             --       1,799,742   --          1,799,742
 Hungary........................             --      76,715,301   --         76,715,301
 India..........................    189,194,146   2,391,993,113   --      2,581,187,259
 Indonesia......................        576,682     556,266,772   --        556,843,454
 Malaysia.......................             --     566,662,777   --        566,662,777
 Mexico.........................    762,042,668              --   --        762,042,668
 Philippines....................             --     201,045,379   --        201,045,379
 Poland.........................             --     324,520,693   --        324,520,693
 Russia.........................     92,681,201     242,811,737   --        335,492,938
 South Africa...................    142,269,666   1,130,057,821   --      1,272,327,487
 South Korea....................    383,240,328   2,990,835,920   --      3,374,076,248
 Taiwan.........................     41,063,307   3,176,074,746   --      3,217,138,053
 Thailand.......................    533,366,579          25,616   --        533,392,195
 Turkey.........................             --     269,950,479   --        269,950,479
Preferred Stocks
 Brazil.........................    380,350,859              --   --        380,350,859
 Colombia.......................     15,823,558              --   --         15,823,558
Rights/Warrants
 Brazil.........................             --          11,917   --             11,917
 Chile..........................             --         135,065   --            135,065
 Hong Kong......................             --          13,068   --             13,068
 India..........................             --         250,493   --            250,493
 Malaysia.......................             --         364,648   --            364,648
 South Korea....................             --         288,398   --            288,398
 Taiwan.........................             --         562,570   --            562,570
Securities Lending Collateral...             --     591,906,661   --        591,906,661
Futures Contracts**.............      3,379,927              --   --          3,379,927
                                 -------------- ---------------   --    ---------------
TOTAL........................... $4,119,803,763 $15,892,831,466   --    $20,012,635,229
                                 ============== ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

ASSETS:
Investments at Value (including $1,060,625 of securities on loan)*............................. $19,417,349
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $591,888).     591,907
Segregated Cash for Futures Contracts..........................................................       4,943
Foreign Currencies at Value....................................................................     171,305
Cash...........................................................................................      10,932
Receivables:
  Investment Securities Sold...................................................................      28,687
  Dividends, Interest and Tax Reclaims.........................................................       2,079
  Securities Lending Income....................................................................       2,406
  Futures Margin Variation.....................................................................         490
                                                                                                -----------
     Total Assets..............................................................................  20,230,098
                                                                                                -----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.............................................................     591,870
  Investment Securities Purchased..............................................................      21,691
  Due to Advisor...............................................................................       1,655
Unrealized Loss on Foreign Currency Contracts..................................................           4
Accrued Expenses and Other Liabilities.........................................................       2,667
                                                                                                -----------
     Total Liabilities.........................................................................     617,887
                                                                                                -----------
NET ASSETS..................................................................................... $19,612,211
                                                                                                ===========
Investments at Cost............................................................................ $16,674,275
                                                                                                ===========
Foreign Currencies at Cost..................................................................... $   171,212
                                                                                                ===========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                   DIMENSIONAL EMERGING MARKETS VALUE FUND#

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

  INVESTMENT INCOME
    Dividends (Net of Foreign Taxes Withheld of $64,385).......... $  479,417
    Income from Securities Lending................................     24,656
                                                                   ----------
       Total Investment Income....................................    504,073
                                                                   ----------
  EXPENSES
    Investment Management Fees....................................     18,034
    Accounting & Transfer Agent Fees..............................        859
    Custodian Fees................................................      8,568
    Directors'/Trustees' Fees & Expenses..........................        175
    Professional Fees.............................................        741
    Other.........................................................        659
                                                                   ----------
       Total Expenses.............................................     29,036
                                                                   ----------
    Fees Paid Indirectly (Note C).................................       (398)
                                                                   ----------
    Net Expenses..................................................     28,638
                                                                   ----------
    NET INVESTMENT INCOME (LOSS)..................................    475,435
                                                                   ----------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Gain (Loss) on:
      Investment Securities Sold*.................................   (259,529)
      Affiliated Investment Companies Shares Sold.................          1
      Futures.....................................................     20,081
      Foreign Currency Transactions...............................      2,950
    Change in Unrealized Appreciation (Depreciation) of:
      Investment Securities and Foreign Currency..................  3,780,573
      Affiliated Investment Companies Shares......................        (79)
      Futures.....................................................      3,775
      Translation of Foreign Currency Denominated Amounts.........        (53)
                                                                   ----------
    NET REALIZED AND UNREALIZED GAIN (LOSS).......................  3,547,719
                                                                   ----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS. $4,023,154
                                                                   ==========

----------
* Net of foreign capital gain taxes withheld of $0.

# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                           DIMENSIONAL EMERGING
                                                                            MARKETS VALUE FUND
                                                                         ------------------------
                                                                             YEAR         YEAR
                                                                            ENDED        ENDED
                                                                           OCT. 31,     OCT. 31,
                                                                             2017         2016
                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......................................... $   475,435  $   407,052
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........................................    (259,529)     (88,448)
    Affiliated Investment Companies Shares Sold.........................           1           --
    Futures.............................................................      20,081       11,480
    Foreign Currency Transactions.......................................       2,950        3,764
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................   3,780,573    1,983,912
    Affiliated Investment Companies Shares..............................         (79)          --
    Futures.............................................................       3,775         (395)
    Translation of Foreign Currency Denominated Amounts.................         (53)          48
                                                                         -----------  -----------
     Net Increase (Decrease) in Net Assets Resulting from Operations....   4,023,154    2,317,413
                                                                         -----------  -----------
Transactions in Interest:
  Contributions.........................................................     842,290    1,192,055
  Withdrawals...........................................................  (1,900,740)  (1,950,019)
                                                                         -----------  -----------
     Net Increase (Decrease) from Transactions in Interest..............  (1,058,450)    (757,964)
                                                                         -----------  -----------
     Total Increase (Decrease) in Net Assets............................   2,964,704    1,559,449
NET ASSETS
  Beginning of Year.....................................................  16,647,507   15,088,058
                                                                         -----------  -----------
  End of Year........................................................... $19,612,211  $16,647,507
                                                                         ===========  ===========

----------
* Net of foreign capital gain taxes withheld of $0 and $145, respectively.

                See accompanying Notes to Financial Statements.

                   DIMENSIONAL EMERGING MARKETS VALUE FUND+

                             FINANCIAL HIGHLIGHTS


                                                                                       DIMENSIONAL EMERGING MARKETS VALUE FUND
                                                                          -----------------------------------------------------
                                                                              YEAR         YEAR         YEAR          YEAR
                                                                             ENDED        ENDED        ENDED         ENDED
                                                                            OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,
                                                                              2017         2016         2015          2014
--------------------------------------------------------------------------------------------------------------------------------
Total Return.............................................................       24.89%       15.80%      (17.95)%       (1.09)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $19,612,211  $16,647,507  $15,088,058   $18,927,517
Ratio of Expenses to Average Net Assets..................................        0.16%        0.16%        0.15%         0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).        0.16%        0.16%        0.15%         0.15%
Ratio of Net Investment Income to Average Net Assets.....................        2.64%        2.72%        2.54%         2.76%
Portfolio Turnover Rate..................................................          14%          12%          14%           12%
--------------------------------------------------------------------------------------------------------------------------------

                                                                          ------------
                                                                              YEAR
                                                                             ENDED
                                                                            OCT. 31,
                                                                              2013
--------------------------------------------------------------------------------------
Total Return.............................................................        8.43%
--------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $19,427,286
Ratio of Expenses to Average Net Assets..................................        0.16%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).        0.16%
Ratio of Net Investment Income to Average Net Assets.....................        2.32%
Portfolio Turnover Rate..................................................           6%
--------------------------------------------------------------------------------------

+ See Note A in the Notes to Financial Statements.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Emerging Markets Value Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies." The Fund consists of one series.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Fund's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Fund.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At October 31, 2017, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $621 (in thousands).

   Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and
(ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged.

   The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

   The Fund is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund. For the year ended October 31, 2017, the Fund's investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

EARNED INCOME CREDIT:

   In addition, the Fund has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund's net assets. During the year ended October 31, 2017, expenses reduced were $398 (amount in thousands).

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $16 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Fund's transactions related to investment securities, other than short-term securities and U.S. government securities (amounts in thousands), were as follows:

                                                  PURCHASES    SALES
                                                  ---------- ----------
         Dimensional Emerging Markets Value Fund. $2,578,607 $3,151,688

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                     NET REALIZED                                      DIVIDEND   CAPITAL GAIN
                                                     GAIN/(LOSS)    CHANGE IN                         INCOME FROM DISTRIBUTIONS
                      BALANCE                        ON SALES OF   UNREALIZED   BALANCE               AFFILIATED      FROM
                         AT    PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/    AT    SHARES AS OF INVESTMENT   AFFILIATED
                      10/31/16  AT COST   FROM SALES  INVESTMENT  DEPRECIATION  10/31/17   10/31/17    COMPANIES   INVESTMENT
                      -------- ---------- ---------- ------------ ------------- -------- ------------ ----------- -------------
DIMENSIONAL EMERGING
 MARKETS VALUE FUND
DFA Short Term
 Investment Fund..... $592,349 $2,532,742 $2,533,106     $  1         $(79)     $591,907    51,154      $6,167         --
                      -------- ---------- ----------     ----         ----      --------    ------      ------         --
TOTAL                 $592,349 $2,532,742 $2,533,106     $  1         $(79)     $591,907    51,154      $6,167         --

E. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                        NET
                                                                                                     UNREALIZED
                                                              FEDERAL     UNREALIZED   UNREALIZED   APPRECIATION
                                                              TAX COST   APPRECIATION DEPRECIATION (DEPRECIATION)
                                                             ----------- ------------ ------------ --------------
Dimensional Emerging Markets Value Fund..................... $17,401,584  $4,615,842  $(1,869,369)   $2,746,473

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no additional provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Fund's investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Fund.

   2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   3. Forward Currency Contracts: The Fund may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk).

   The decision to hedge the Fund's currency exposure with respect to a foreign market will be based primarily on the Fund's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Fund as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2017, the Fund had no outstanding forward currency contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                                       FUTURES
                                                                       --------
Dimensional Emerging Markets Value Fund............................... $107,048

   The following is a summary of the location of derivatives on the Fund's Statements of Assets and Liabilities as of October 31, 2017:

                                            LOCATION ON THE
                                        STATEMENTS OF ASSETS AND
                                              LIABILITIES
                                        ------------------------
              DERIVATIVE TYPE              ASSET DERIVATIVES
              ---------------           ------------------------
              Equity contracts          Receivables: Futures
                                          Margin Variation

   The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                                                                   ASSET DERIVATIVES VALUE
                                                                                 ---------------------------
                                                                                   TOTAL VALUE
                                                                                        AT          EQUITY
                                                                                 OCTOBER 31, 2017 CONTRACTS*
                                                                                 ---------------- ----------
Dimensional Emerging Markets Value Fund.........................................      $3,380        $3,380

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the location on the Fund's Statement of Operations of realized and change in unrealized gains and losses from the Fund's derivative instrument holdings through the year ended October 31, 2017:

    DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES
    ---------------   --------------------------------------
    Equity contracts  Net Realized Gain (Loss) on: Futures
                      Change in Unrealized Appreciation (Depreciation) of:
                        Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Fund's derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                              REALIZED GAIN (LOSS) ON
                                                                 DERIVATIVES
                                                              -----------------------
                                                                                 EQUITY
                                                               TOTAL            CONTRACTS
                                                               -------          ---------
 Dimensional Emerging Markets Value Fund..................... $20,081            $20,081

                                                              CHANGE IN UNREALIZED
                                                              APPRECIATION (DEPRECIATION) ON
                                                                 DERIVATIVES
                                                              -----------------------
                                                                                 EQUITY
                                                               TOTAL            CONTRACTS
                                                               -------          ---------
 Dimensional Emerging Markets Value Fund..................... $ 3,775            $ 3,775

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                   WEIGHTED      WEIGHTED    NUMBER OF   INTEREST
                                                                                    AVERAGE      AVERAGE        DAYS     EXPENSE
                                                                                 INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED
                                                                                 ------------- ------------ ------------ --------
Dimensional Emerging Markets Value Fund.........................................     1.53%       $18,696         33        $26

                                                                                 MAXIMUM AMOUNT
                                                                                 BORROWED DURING
                                                                                   THE PERIOD
                                                                                 ---------------
Dimensional Emerging Markets Value Fund.........................................     $82,809

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that the Fund's available line of credit was utilized.

   There were no outstanding borrowings by the Fund under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Fund did not utilize the interfund lending program during the year ended October 31, 2017.

H. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                                                        PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                                                        --------- ------- --------------------
Dimensional Emerging Markets Value Fund.........................................  $2,885   $34,578        $9,733

I. SECURITIES LENDING:

   As of October 31, 2017, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The non-cash collateral includes short and/or long term U.S. Treasuries and U.S. Government Agency Securities with a market value of $585,916 (amount in thousands). The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount
(i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policy, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                              AS OF OCTOBER 31, 2017
                                                             ---------------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                                             ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
DIMENSIONAL EMERGING MARKETS VALUE FUND
Common Stocks............................................... $591,906,661     --         --         --    $591,906,661

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

L. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Fund through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional Emerging Markets Value Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.


                                   TERM OF                                                      PORTFOLIOS WITHIN
   NAME, ADDRESS                  OFFICE/1/ AND                                                   THE DFA FUND
       AND                        LENGTH OF                                                        COMPLEX/2/
   YEAR OF BIRTH      POSITION     SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS         OVERSEEN
-------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES/DIRECTORS
------------------------------------------------------------------------------------------------------------------
George M.            Director of  DFAIDG-        Leo Melamed Professor of Finance,              126 portfolios in
Constantinides       DFAIDG       Since 1983     University of Chicago Booth School of          4 investment
University of        and DIG      DIG- Since     Business (since 1978).                         companies
Chicago Booth        Trustee      1993
School of Business   of           DFAITC-
5807 S. Woodlawn     DFAITC       Since 1992
Avenue               and          DEM- Since
Chicago, IL 60637    DEM          1993
1947
-------------------------------------------------------------------------------------------------------------------
Douglas W.           Director     DFAIDG-        Merton H. Miller Distinguished Service         126 portfolios in
Diamond              of           Since June     Professor of Finance, University of Chicago    4 investment
University of        DFAIDG       2017           Booth School of Business (since                companies
Chicago Booth        and DIG      DIG- Since     1988). Visiting Scholar, Federal Reserve
School of            Trustee      June 2017      Bank of Richmond (since 1990). Formerly,
Business             of           DFAITC-        Fischer Black Visiting Professor of Financial
5807 S. Woodlawn     DFAITC       Since June     Economics, Alfred P. Sloan School of
Avenue               and          2017           Management, Massachusetts Institute of
Chicago, IL 60637    DEM          DEM- Since     Technology (2015 to 2016).
1953                              June 2017
-------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson    Director     DFAIDG-        Professor in Practice Emeritus of Finance,     126 portfolios in
Yale School of       of           Since 1981     Yale School of Management (since 1984).        4 investment
Management           DFAIDG       DIG- Since     Chairman, CIO and Partner, Zebra Capital       companies
P.O. Box 208200      and DIG      1993           Management, LLC (hedge fund and asset
New Haven, CT        Trustee      DFAITC-        manager) (since 2001). Formerly, Consultant
06520-8200           of           Since 1992     to Morningstar, Inc. (2006-2016).
1943                 DFAITC       DEM- Since
                     and          1993
                     DEM
-------------------------------------------------------------------------------------------------------------------
Edward P. Lazear     Director     DFAIDG-        Distinguished Visiting Fellow, Becker          126 portfolios in
Stanford University  of           Since 2010     Friedman Institute for Research in             4 investment
Graduate School of   DFAIDG       DIG- Since     Economics, University of Chicago (since        companies
Business             and DIG      2010           2015). Morris Arnold Cox Senior Fellow,
Knight Management    Trustee      DFAITC-        Hoover Institution (since 2002). Jack Steele
Center, E346         of           Since 2010     Parker Professor of Human Resources
Stanford, CA         DFAITC       DEM- Since     Management and Economics, Graduate
94305                and          2010           School of Business, Stanford University
1948                 DEM                         (since 1995). Cornerstone Research (expert
                                                 testimony and economic and financial
                                                 analysis) (since 2009).
-------------------------------------------------------------------------------------------------------------------
Myron S. Scholes     Director     DFAIDG-        Chief Investment Strategist, Janus             126 portfolios in
c/o Dimensional      of           Since 1981     Henderson Investors (since 2014). Frank E.     4 investment
Fund Advisors LP     DFAIDG       DIG- Since     Buck Professor of Finance, Emeritus,           companies
6300 Bee Cave        and DIG      1993           Graduate School of Business, Stanford
Road, Building One   Trustee      DFAITC-        University (since 1981).
Austin, TX 78746     of           Since 1992
1941                 DFAITC       DEM- Since
                     and          1993
                     DEM


                                                      OTHER
                                                DIRECTORSHIPS OF
                                                PUBLIC COMPANIES
                                                   HELD DURING
  PRINCIPAL OCCUPATION DURING PAST 5 YEARS        PAST 5 YEARS
-------------------------------------------------------------------

---------------------
Leo Melamed Professor of Finance,              None
University of Chicago Booth School of
Business (since 1978).






-------------------------------------------------------------------
Merton H. Miller Distinguished Service         None
Professor of Finance, University of Chicago
Booth School of Business (since
1988). Visiting Scholar, Federal Reserve
Bank of Richmond (since 1990). Formerly,
Fischer Black Visiting Professor of Financial
Economics, Alfred P. Sloan School of
Management, Massachusetts Institute of
Technology (2015 to 2016).

-------------------------------------------------------------------
Professor in Practice Emeritus of Finance,     None
Yale School of Management (since 1984).
Chairman, CIO and Partner, Zebra Capital
Management, LLC (hedge fund and asset
manager) (since 2001). Formerly, Consultant
to Morningstar, Inc. (2006-2016).



-------------------------------------------------------------------
Distinguished Visiting Fellow, Becker          None
Friedman Institute for Research in
Economics, University of Chicago (since
2015). Morris Arnold Cox Senior Fellow,
Hoover Institution (since 2002). Jack Steele
Parker Professor of Human Resources
Management and Economics, Graduate
School of Business, Stanford University
(since 1995). Cornerstone Research (expert
testimony and economic and financial
analysis) (since 2009).
-------------------------------------------------------------------
Chief Investment Strategist, Janus             Formerly, Adviser,
Henderson Investors (since 2014). Frank E.     Kuapay, Inc.
Buck Professor of Finance, Emeritus,           (2013-2014).
Graduate School of Business, Stanford          Formerly, Director,
University (since 1981).                       American Century
 Fund Complex
 (registered
                     investment
                                   companies) (43
                                               Portfolios) (1980-
                                               2014).


                              TERM OF                                                    PORTFOLIOS WITHIN
  NAME, ADDRESS              OFFICE/1/ AND                                                 THE DFA FUND
      AND                    LENGTH OF                                                      COMPLEX/2/
  YEAR OF BIRTH    POSITION   SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS        OVERSEEN
------------------------------------------------------------------------------------------------------------
Abbie J. Smith     Director  DFAIDG-        Boris and Irene Stern Distinguished Service  126 portfolios in
University of      of        Since 2000     Professor of Accounting, University of       4 investment
Chicago Booth      DFAIDG    DIG- Since     Chicago Booth School of Business (since      companies
School of          and DIG   2000           1980).
Business           Trustee   DFAITC-
5807 S. Woodlawn   of        Since 2000
Avenue             DFAITC    DEM- Since
Chicago, IL 60637  and       2000
1953               DEM













                                                     OTHER
                                               DIRECTORSHIPS OF
                                               PUBLIC COMPANIES
                                                  HELD DURING
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS        PAST 5 YEARS
-------------------------------------------------------------------
Boris and Irene Stern Distinguished Service  Lead Director,
Professor of Accounting, University of       (beginning May
Chicago Booth School of Business (since      2014) and Director
1980).                                       (since 2000), HNI
    Corporation
    (formerly known as
    HON Industries
    Inc.) (office
                  furniture); Director,
                                             Ryder System Inc.
                                             (transportation,
                                             logistics and
                                             supply-chain
                                             management)
                                             (since 2003); and
                                             Trustee, UBS
                                             Funds (3
                                             investment
                                             companies within
                                             the fund complex)
                                             (24 portfolios)
                                             (since 2009).


                                  TERM OF                                                    PORTFOLIOS WITHIN
  NAME, ADDRESS                  OFFICE/1/ AND                                                 THE DFA FUND
       AND                       LENGTH OF             PRINCIPAL OCCUPATION DURING              COMPLEX/2/
  YEAR OF BIRTH      POSITION     SERVICE                      PAST 5 YEARS                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES/DIRECTORS*
----------------------------------------------------------------------------------------------------------------
David G. Booth      Chairman     DFAIDG-        Chairman, Director/Trustee, and formerly,   126 portfolios in 4
6300 Bee Cave       Director of  Since 1981     President and Co-Chief Executive Officer    investment
Road, Building One  DFAIDG       DIG- Since     (each until March 2017) of Dimensional      companies
Austin, TX 78746    and DIG      1992           Emerging Markets Value Fund ("DEM"),
1946                Trustee of   DFAITC-        DFAIDG, Dimensional Investment Group
                    DFAITC       Since 1992     Inc. ("DIG") and The DFA Investment Trust
                    and DEM      DEM- Since     Company ("DFAITC"). Executive
                                 1993           Chairman, and formerly, President and
                                                Co-Chief Executive Officer (each until
                                                February 2017) of Dimensional Holdings
                                                Inc., Dimensional Fund Advisors LP and
                                                DFA Securities LLC (collectively with DEM,
                                                DFAIDG, DIG and DFAITC, the "DFA
                                                Entities"). Chairman and Director (since
                                                2009) and formerly Co-Chief Executive
                                                Officer (2010- June 2017) of Dimensional
                                                Fund Advisors Canada ULC. Trustee,
                                                University of Chicago (since 2002).
                                                Trustee, University of Kansas Endowment
                                                Association (since 2005). Formerly,
                                                Director of Dimensional Fund Advisors Ltd.
                                                (2002-July 2017), DFA Australia Limited
                                                (1994-July 2017), Dimensional Advisors
                                                Ltd. (2012-July 2017), Dimensional Funds
                                                plc (2006-July 2017) and Dimensional
                                                Funds II plc (2006-July 2017). Formerly,
                                                Director and President of Dimensional
                                                Japan Ltd. (2012-April 2017). Formerly,
                                                President, Dimensional SmartNest (US)
                                                LLC (2009-2014); and Limited Partner,
                                                VSC Investors, LLC (2007 to 2015).
                                                Formerly, Chairman, Director, President
                                                and Co-Chief Executive Officer of
                                                Dimensional Cayman Commodity Fund I
                                                Ltd. (2010-September 2017).

                                                 OTHER
                                            DIRECTORSHIPS OF
                                            PUBLIC COMPANIES
       PRINCIPAL OCCUPATION DURING            HELD DURING
               PAST 5 YEARS                  PAST 5 YEARS
-------------------------------------------------------------

------------------
Chairman, Director/Trustee, and formerly,        None
President and Co-Chief Executive Officer
(each until March 2017) of Dimensional
Emerging Markets Value Fund ("DEM"),
DFAIDG, Dimensional Investment Group
Inc. ("DIG") and The DFA Investment Trust
Company ("DFAITC"). Executive
Chairman, and formerly, President and
Co-Chief Executive Officer (each until
February 2017) of Dimensional Holdings
Inc., Dimensional Fund Advisors LP and
DFA Securities LLC (collectively with DEM,
DFAIDG, DIG and DFAITC, the "DFA
Entities"). Chairman and Director (since
2009) and formerly Co-Chief Executive
Officer (2010- June 2017) of Dimensional
Fund Advisors Canada ULC. Trustee,
University of Chicago (since 2002).
Trustee, University of Kansas Endowment
Association (since 2005). Formerly,
Director of Dimensional Fund Advisors Ltd.
(2002-July 2017), DFA Australia Limited
(1994-July 2017), Dimensional Advisors
Ltd. (2012-July 2017), Dimensional Funds
plc (2006-July 2017) and Dimensional
Funds II plc (2006-July 2017). Formerly,
Director and President of Dimensional
Japan Ltd. (2012-April 2017). Formerly,
President, Dimensional SmartNest (US)
LLC (2009-2014); and Limited Partner,
VSC Investors, LLC (2007 to 2015).
Formerly, Chairman, Director, President
and Co-Chief Executive Officer of
Dimensional Cayman Commodity Fund I
Ltd. (2010-September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                              TERM OF
                                             OFFICE/1/
NAME AND YEAR OF                            AND LENGTH OF
     BIRTH                POSITION            SERVICE                    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Valerie A. Brown  Vice President and         Since 2001    Vice President and Assistant Secretary of all the DFA Entities, DFA
1967              Assistant Secretary                      Australia Limited, Dimensional Fund Advisors Ltd., Dimensional
                                                           Cayman Commodity Fund I Ltd., Dimensional Fund Advisors Pte. Ltd.
                                                           and Dimensional Hong Kong Limited. Director, Vice President and
                                                           Assistant Secretary of Dimensional Fund Advisors Canada ULC.
---------------------------------------------------------------------------------------------------------------------------------
David P. Butler   Co-Chief Executive         Since 2017    Co-Chief Executive Officer of all the DFA entities (since 2017);
1964              Officer                                  Director of Dimensional Holdings Inc. (since February 2017),
                                                           Dimensional Fund Advisors Canada ULC (since March 2017),
                                                           Dimensional Japan Ltd. (since April 2017), Dimensional Advisors Ltd.
                                                           (since July 2017), DFA Australia Limited (since July 2017) and
                                                           Dimensional Fund Advisors Ltd. (since August 2017); Director and
                                                           Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I
                                                           Ltd. (since September 13, 2017). Formerly, Vice President (October
                                                           2007 to February 2017), of all the DFA Entities. Head of Global
                                                           Financial Advisor Services (since October 2007) for Dimensional Fund
                                                           Advisors LP.
---------------------------------------------------------------------------------------------------------------------------------
Stephen A. Clark  Executive Vice President   Since 2017    Executive Vice President (since March 2017) and formerly, Vice
1972                                                       President (2004 to March 2017), of all the DFA Entities. Director and
                                                           Vice President (since February 2016) of Dimensional Japan Ltd.
                                                           President and Director (since February 2016) of Dimensional Fund
                                                           Advisors Canada ULC. Vice President (since April 2008) and Director
                                                           (since October 2016) of DFA Australia Limited. Director (since April
                                                           2016) of Dimensional Advisors Ltd., Dimensional Fund Advisors Pte.
                                                           Ltd., and Dimensional Hong Kong Limited. Vice President (since June
                                                           2016) of Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                           Institutional Services (since January 2014) for Dimensional Fund
                                                           Advisors LP. Formerly, Vice President (December 2010-February
                                                           2016) of Dimensional Fund Advisors Canada ULC; and Head of
                                                           Institutional, North America (March 2012 to December 2013) for
                                                           Dimensional Fund Advisors LP.
---------------------------------------------------------------------------------------------------------------------------------
Christopher S.    Vice President and         Since 2004    Vice President and Global Chief Compliance Officer of all the DFA
Crossan           Global Chief Compliance                  Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
1965              Officer                                  Chief Compliance Officer and Chief Privacy Officer of Dimensional
                                                           Fund Advisors Canada ULC (since October 2006 and March 2015, respectively), Chief Compliance Officer of Dimensional Fund Advisors
                                                           Pte. Ltd. (since October 2012) and Dimensional Japan Ltd. (since
                                                           February 2017). Formerly, Vice President and Global Chief
                                                           Compliance Officer (October 2010- 2014) for Dimensional SmartNest
                                                           (US) LLC.
---------------------------------------------------------------------------------------------------------------------------------
(Michael) Sam     Executive Vice President   Since 2017    Executive Vice President and Chief Operating Officer of the DFA Fund
Gilliland                                                  Complex (since March 2017). Executive Vice President (since
1962                                                       February 2017), Senior Advisor and Chief Operating Officer (since
                                                           February 2016) of Dimensional Funds Advisors LP, Dimensional
                                                           Holdings Inc. and Dimensional Investment LLC. Executive Vice
                                                           President (since February 2017) of DFA Securities LLC. Director of
                                                           Dimensional Advisors Ltd. (since February 2017), Dimensional Hong
                                                           Kong Limited (since February 2017) and DFA Australia Limited (since
                                                           October 2016). Formerly, Consultant for MSG Consulting (August
                                                           2013-February 2017), and Chairman and Chief Executive Officer of
                                                           Sabre Holdings (December 2003-August 2013).

                                              TERM OF
                                             OFFICE/1/
NAME AND YEAR OF                            AND LENGTH OF
      BIRTH               POSITION            SERVICE                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle  Vice President, Chief   Since 2015       Vice President, Chief Financial Officer, and Treasurer of all
1958               Financial Officer, and                   the DFA Entities. Chief Financial Officer, Treasurer and Vice
                   Treasurer                                President of Dimensional Advisors Ltd., Dimensional Fund
                                                            Advisors Ltd., Dimensional Hong Kong Limited, Dimensional Cayman
                                                            Commodity Fund I Ltd., Dimensional Fund Advisors Canada ULC,
                                                            Dimensional Fund Advisors Pte. Ltd and DFA Australia Limited.
                                                            Director (since August 2016) for Dimensional Funds plc and
                                                            Dimensional Funds II plc. Formerly, interim Chief Financial
                                                            Officer and interim Treasurer of all the DFA Entities (April
                                                            2016-September 2016); interim Chief Financial Officer and
                                                            interim Treasurer (April 2016-July 2016) of Dimensional Fund
                                                            Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia
                                                            Limited, Dimensional Advisors Ltd., Dimensional Fund Advisors
                                                            Pte. Ltd, Dimensional Hong Kong Limited, Dimensional Cayman
                                                            Commodity Fund I Ltd., Dimensional Fund Advisors Canada ULC;
                                                            Controller (August 2015-September 2016) of all the DFA Entities;
                                                            Controller (August 2015-July 2016) Dimensional Fund Advisors LP;
                                                            Vice President of T. Rowe Price Group, Inc. and Director of
                                                            Investment Treasury and Treasurer of the T. Rowe Price Funds
                                                            (March 2008-July 2015).
-----------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon       Vice President and      Vice President   Vice President and Assistant Secretary (since 2004 and March
1973               Assistant Secretary     since 2004 and   2017, respectively) of all the DFA Entities and Dimensional
                                           Assistant        Cayman Commodity Fund I Ltd.
                                           Secretary since
                                           2017
-----------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell  Vice President          Since 2010       Vice President of all the DFA Entities and Dimensional Cayman
1972                                                        Commodity Fund I Ltd.
-----------------------------------------------------------------------------------------------------------------------------
Catherine L.       President and General   Since 2017       President and General Counsel (since March 2017), and formerly,
Newell             Counsel                                  Vice President and Secretary (1997 and 2000, respectively, to
1964                                                        March 2017), of all the DFA Entities. Director, Vice President
                                                            and Secretary of DFA Australia Limited and Dimensional Fund
                                                            Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund
                                                            Advisors Canada ULC (since June 2003), Dimensional Cayman
                                                            Commodity Fund I Ltd., Dimensional Japan Ltd (since February
                                                            2012), Dimensional Advisors Ltd. (since March 2012) and
                                                            Dimensional Fund Advisors Pte. Ltd. (since June 2012). Director of Dimensional Funds plc and Dimensional Funds II plc (since
                                                            2002 and 2006, respectively). Director of Dimensional Japan
                                                            Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte.
                                                            Ltd. and Dimensional Hong Kong Limited (since August 2012 and
                                                            July 2012). Formerly, Vice President and Secretary (October
                                                            2010-November 2014) of Dimensional SmartNest (US) LLC.
-----------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz  Vice President and      Since 2013       Vice President and Deputy Chief Compliance Officer of all the
1961               Deputy Chief                             DFA Entities. Deputy Chief Compliance Officer (since December
                   Compliance Officer                       2012) of Dimensional Fund Advisors LP.
-----------------------------------------------------------------------------------------------------------------------------
Carolyn L. O       Vice President and      Vice President   Vice President and Secretary (since 2010 and March 2017,
1974               Secretary               since 2010 and   respectively) of all the DFA Entities, Dimensional Cayman
                                           Secretary since  Commodity Fund I Ltd., and Dimensional Fund Advisors Canada ULC
                                           2017             (since April 2016).

                                          TERM OF
                                         OFFICE/1/
 NAME AND YEAR OF                       AND LENGTH OF
      BIRTH              POSITION         SERVICE                    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive   Since 2017    Co-Chief Executive Officer and Chief Investment Officer of DFAIDG,
1976                Officer and Chief                  DFAITC, DIG and DEM (since September, 2017) and Dimensional
                    Investment Officer                 Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC
                                                       and Dimensional Fund Advisors Canada ULC (since September,
                                                       2017); Chief Investment Officer and Director of DFA Australia Limited
                                                       (since September, 2017 and October 2017, respectively); Director,
                                                       Co-Chief Executive Officer and Chief Investment Officer of
                                                       Dimensional Cayman Commodity Fund I Ltd. (since September,
                                                       2017); Director of Dimensional Funds plc and Dimensional Fund II plc
                                                       (since August 2014) and Dimensional Fund Advisors Pte. Ltd. (since
                                                       June 2017); Co-Chief Investment Officer and Vice President (since
                                                       February 2016) of Dimensional Japan Ltd. Formerly, Executive Vice
                                                       President (March 2017-September, 2017), Co-Chief Investment
                                                       Officer (June 2014-September, 2017) and Vice President (January
                                                       2007-March 2017) of DFAIDG, DFAITC, DIG and DEM; Executive
                                                       Vice President (February 2017-September, 2017), Co-Chief
                                                       Investment Officer (June 2014-September, 2017) and Vice President
                                                       (January 2007-February 2017) of Dimensional Holdings Inc.,
                                                       Dimensional Fund Advisors LP and DFA Securities LLC; Vice
                                                       President and Co-Chief Investment Officer (April 2014-September,
                                                       2017) of Dimensional Fund Advisors Canada ULC; Co-Chief
                                                       Investment Officer of DFA Australia Limited (April 2014-September,
                                                       2017); Co-Chief Investment Officer of DFA Securities LLC,
                                                       Dimensional Fund Advisors LP, and Dimensional Holdings LLC (April
                                                       2014-September, 2017).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                                QUALIFYING
                                                                                                                    FOR
                                       NET                                                                       CORPORATE
                                   INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS
DFA INVESTMENT                       INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED
DIMENSIONS GROUP INC.             DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1)
--------------------------------- ------------- ------------- ------------- --------- ---------- ------------- -------------
Enhanced U.S. Large Company
 Portfolio.......................       20%          32%           48%         --         --          100%          100%
U.S. Large Cap Equity Portfolio..      100%          --            --          --         --          100%          100%
U.S. Large Cap Value Portfolio...       46%          --            54%         --         --          100%          100%
U.S. Targeted Value Portfolio....       25%           4%           71%         --         --          100%          100%
U.S. Small Cap Value Portfolio...       17%           1%           82%         --         --          100%          100%
U.S. Core Equity 1 Portfolio.....       81%          --            19%         --         --          100%          100%
U.S. Core Equity 2 Portfolio.....       72%          --            28%         --         --          100%          100%
U.S. Vector Equity Portfolio.....       35%          --            65%         --         --          100%          100%
U.S. Small Cap Portfolio.........       29%           3%           68%         --         --          100%          100%
U.S. Micro Cap Portfolio.........       15%          --            85%         --         --          100%          100%
U.S. High Relative Profitability
 Portfolio.......................      100%          --            --          --         --          100%          100%
DFA Real Estate Securities
 Portfolio.......................       77%          --            23%         --         --          100%          100%
Large Cap International
 Portfolio.......................      100%          --            --          --         --          100%          100%
International Core Equity
 Portfolio.......................      100%          --            --          --         --          100%          100%
International Small Company
 Portfolio.......................       43%           4%           53%         --         --          100%          100%
Global Small Company
 Portfolio.......................       --           --            --          --         --           --           100%
Japanese Small Company
 Portfolio.......................      100%          --            --          --         --          100%          100%
Asia Pacific Small Company
 Portfolio.......................      100%          --            --          --         --          100%          100%
United Kingdom Small Company
 Portfolio.......................       44%          --            56%         --         --          100%          100%
Continental Small Company
 Portfolio.......................       99%          --             1%         --         --          100%          100%

                                                                                           QUALIFYING
                                                                                             SHORT-
                                  QUALIFYING     U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT                     DIVIDEND   GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.             INCOME (2) INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
--------------------------------- ---------- ------------ ---------- ---------- ---------- ----------
Enhanced U.S. Large Company
 Portfolio.......................    100%          7%         --         --        100%       100%
U.S. Large Cap Equity Portfolio..    100%         --          --         --        100%       100%
U.S. Large Cap Value Portfolio...    100%         --          --          7%       100%       100%
U.S. Targeted Value Portfolio....    100%         --          --         --        100%       100%
U.S. Small Cap Value Portfolio...    100%         --          --         --        100%       100%
U.S. Core Equity 1 Portfolio.....    100%         --          --         --        100%       100%
U.S. Core Equity 2 Portfolio.....    100%         --          --         --        100%       100%
U.S. Vector Equity Portfolio.....    100%         --          --         --        100%       100%
U.S. Small Cap Portfolio.........    100%         --          --         --        100%       100%
U.S. Micro Cap Portfolio.........    100%         --          --         --        100%       100%
U.S. High Relative Profitability
 Portfolio.......................    100%         --          --         --        100%       100%
DFA Real Estate Securities
 Portfolio.......................    100%         --          --         --        100%       100%
Large Cap International
 Portfolio.......................    100%         --          --         --        100%       100%
International Core Equity
 Portfolio.......................    100%         --           5%       100%       100%       100%
International Small Company
 Portfolio.......................    100%         --           5%        93%       100%       100%
Global Small Company
 Portfolio.......................    100%         --           2%       100%       100%       100%
Japanese Small Company
 Portfolio.......................    100%         --           6%        70%       100%       100%
Asia Pacific Small Company
 Portfolio.......................    100%         --           1%        84%       100%       100%
United Kingdom Small Company
 Portfolio.......................    100%         --          --         99%       100%       100%
Continental Small Company
 Portfolio.......................    100%         --          10%       100%       100%       100%

                See accompanying Notes to Financial Statements.

                                                                                                                QUALIFYING
                                                                                                                    FOR
                                       NET                                                                       CORPORATE
                                   INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS
DFA INVESTMENT                       INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED
DIMENSIONS GROUP INC.             DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1)
--------------------------------- ------------- ------------- ------------- --------- ---------- ------------- -------------
DFA International Real Estate
 Securities Portfolio............      100%          --            --          --         --          100%          100%
DFA Global Real Estate
 Securities Portfolio............       91%           1%            8%         --         --          100%          100%
DFA International Small Cap
 Value Portfolio.................       33%           1%           66%         --         --          100%          100%
International Vector Equity
 Portfolio.......................       92%          --             8%         --         --          100%          100%
International High Relative
 Profitability Portfolio.........      100%          --            --          --         --          100%          100%
World ex U.S. Value Portfolio....      100%          --            --          --         --          100%          100%
World ex U.S. Targeted Value
 Portfolio.......................       97%          --             3%         --         --          100%          100%
World ex U.S. Core Equity
 Portfolio.......................      100%          --            --          --         --          100%          100%
World Core Equity Portfolio......       86%           2%           12%         --         --          100%          100%
Selectively Hedged Global Equity
 Portfolio.......................       70%           4%           26%         --         --          100%          100%
Emerging Markets Portfolio.......      100%          --            --          --         --          100%          100%
Emerging Markets Small Cap
 Portfolio.......................       53%           4%           43%         --         --          100%          100%
Emerging Markets Value
 Portfolio.......................      100%          --            --          --         --          100%          100%
Emerging Markets Core Equity
 Portfolio.......................      100%          --            --          --         --          100%          100%
DFA Commodity Strategy
 Portfolio.......................       97%           3%           --          --         --          100%          100%
DFA International Value
 Portfolio.......................      100%          --            --          --         --          100%          100%
U.S. Large Company Portfolio.....       80%          --            20%         --         --          100%          100%

                                                                                           QUALIFYING
                                                                                             SHORT-
                                  QUALIFYING     U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT                     DIVIDEND   GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.             INCOME (2) INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
--------------------------------- ---------- ------------ ---------- ---------- ---------- ----------
DFA International Real Estate
 Securities Portfolio............    100%         --           4%        99%       100%       100%
DFA Global Real Estate
 Securities Portfolio............    100%         --           2%        57%       100%       100%
DFA International Small Cap
 Value Portfolio.................    100%         --          --         --        100%       100%
International Vector Equity
 Portfolio.......................    100%         --           5%        98%       100%       100%
International High Relative
 Profitability Portfolio.........    100%         --          --         --        100%       100%
World ex U.S. Value Portfolio....    100%         --           5%       100%       100%       100%
World ex U.S. Targeted Value
 Portfolio.......................    100%         --           8%       100%       100%       100%
World ex U.S. Core Equity
 Portfolio.......................    100%         --           7%       100%       100%       100%
World Core Equity Portfolio......    100%         --           3%        59%       100%       100%
Selectively Hedged Global Equity
 Portfolio.......................    100%         --           4%        73%       100%       100%
Emerging Markets Portfolio.......    100%         --           7%       100%       100%       100%
Emerging Markets Small Cap
 Portfolio.......................    100%         --           3%        86%       100%       100%
Emerging Markets Value
 Portfolio.......................    100%         --           6%       100%       100%       100%
Emerging Markets Core Equity
 Portfolio.......................    100%         --           5%        11%       100%       100%
DFA Commodity Strategy
 Portfolio.......................    100%         15%         --         --        100%       100%
DFA International Value
 Portfolio.......................    100%         --           4%       100%       100%       100%
U.S. Large Company Portfolio.....    100%         --          --         --        100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

                See accompanying Notes to Financial Statements.

(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

                                                               DFA103117-001A
 [LOGO]                                                              00202776

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

 DFA ONE-YEAR FIXED INCOME PORTFOLIO    DFA LTIP PORTFOLIO
 DFA TWO-YEAR GLOBAL FIXED INCOME       DFA INFLATION-PROTECTED SECURITIES
 PORTFOLIO                              PORTFOLIO
 DFA SELECTIVELY HEDGED GLOBAL FIXED    DFA SHORT-DURATION REAL RETURN
 INCOME PORTFOLIO                       PORTFOLIO
 DFA FIVE-YEAR GLOBAL FIXED INCOME      DFA MUNICIPAL REAL RETURN PORTFOLIO
 PORTFOLIO                              DFA MUNICIPAL BOND PORTFOLIO
 DFA WORLD EX U.S. GOVERNMENT FIXED     DFA SHORT-TERM MUNICIPAL BOND
 INCOME PORTFOLIO                       PORTFOLIO
 DFA SHORT-TERM GOVERNMENT PORTFOLIO    DFA INTERMEDIATE-TERM MUNICIPAL BOND
 DFA INTERMEDIATE GOVERNMENT FIXED      PORTFOLIO
 INCOME PORTFOLIO                       DFA CALIFORNIA SHORT-TERM MUNICIPAL
 DFA SHORT-TERM EXTENDED QUALITY        BOND PORTFOLIO
 PORTFOLIO                              DFA CALIFORNIA INTERMEDIATE-TERM
 DFA INTERMEDIATE-TERM EXTENDED         MUNICIPAL BOND PORTFOLIO
 QUALITY PORTFOLIO                      DFA NY MUNICIPAL BOND PORTFOLIO
 DFA TARGETED CREDIT PORTFOLIO          DFA MN MUNICIPAL BOND PORTFOLIO
 DFA INVESTMENT GRADE PORTFOLIO
 DFA DIVERSIFIED FIXED INCOME PORTFOLIO

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                        ------
  LETTER TO SHAREHOLDERS
  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...........................      1
     Performance Charts................................................      3
     Management's Discussion and Analysis..............................     15
     Disclosure of Fund Expenses.......................................     23
     Disclosure of Portfolio Holdings..................................     27
     Schedules of Investments
         DFA One-Year Fixed Income Portfolio...........................     29
         DFA Two-Year Global Fixed Income Portfolio....................     34
         DFA Selectively Hedged Global Fixed Income Portfolio..........     40
         DFA Five-Year Global Fixed Income Portfolio...................     47
         DFA World ex U.S. Government Fixed Income Portfolio...........     55
         DFA Short-Term Government Portfolio...........................     58
         DFA Intermediate Government Fixed Income Portfolio............     60
         DFA Short-Term Extended Quality Portfolio.....................     62
         DFA Intermediate-Term Extended Quality Portfolio..............     72
         DFA Targeted Credit Portfolio.................................     79
         DFA Investment Grade Portfolio................................     88
         DFA Diversified Fixed Income Portfolio........................    103
         DFA LTIP Portfolio............................................    104
         DFA Inflation-Protected Securities Portfolio..................    105
         DFA Short-Duration Real Return Portfolio......................    106
         DFA Municipal Real Return Portfolio...........................    116
         DFA Municipal Bond Portfolio..................................    125
         DFA Short-Term Municipal Bond Portfolio.......................    134
         DFA Intermediate-Term Municipal Bond Portfolio................    144
         DFA California Short-Term Municipal Bond Portfolio............    157
         DFA California Intermediate-Term Municipal Bond Portfolio.....    164
         DFA NY Municipal Bond Portfolio...............................    172
         DFA MN Municipal Bond Portfolio...............................    177
     Statements of Assets and Liabilities..............................    180
     Statements of Operations..........................................    186
     Statements of Changes in Net Assets...............................    192
     Financial Highlights..............................................    198
     Notes to Financial Statements.....................................    210
     Report of Independent Registered Public Accounting Firm...........    232
     Section 19(a) Notice..............................................    233
  FUND MANAGEMENT......................................................    234
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES..........................    240
  NOTICE TO SHAREHOLDERS...............................................    241

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Abbreviations
AGM              Assured Guaranty Municipal Corporation
AMBAC            American Municipal Bond Assurance Corporation
ASSURED GTY      Assured Guaranty
CP               Certificate Participation
ETM              Escrowed to Maturity
FGIC             Federal Guaranty Insurance Corporation
GO               General Obligation
GO OF AUTH       General Obligation of Authority
GO OF CMNWLTH    General Obligation of Commonwealth
GO OF UNIV       General Obligation of University
NATL-RE          Credit rating enhanced by guaranty or insurance from National Public Finance
                 Guarantee Corp.
P.L.C.           Public Limited Company
PSF-GTD          Public School Fund Guarantee
RB               Revenue Bond
SA               Special Assessment
SCH BD RES FD    School Board Resolution Fund
SCH BD GTY       School Bond Guaranty
SCSDE            South Carolina State Department of Education
SD CRED PROG     School District Credit Program
ST AID WITHHLDG  State Aid Withholding
AUD              Australian Dollars
CAD              Canadian Dollars
DKK              Danish Krone
EUR              Euro
GBP              British Pounds
JPY              Japanese Yen
NOK              Norwegian Krone
NZD              New Zealand Dollars
SEK              Swedish Krona
SGD              Singapore Dollars
USD              United States Dollars

DFA INVESTMENT DIMENSIONS GROUP INC.
CONTINUED

Investment Footnotes
+           See Note B to Financial Statements.
#           Total or Partial Securities on Loan.
^           Denominated in USD, unless otherwise noted.
@           Security purchased with cash proceeds from Securities on Loan.
(r)         The adjustable rate shown is effective as of October 31, 2017.
(currency)  Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date
            (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
##          Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
            Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
            Trustees.
^^^         Face Amount of security is not adjusted for inflation.
++          Security pledged as collateral for Swap Agreements.
(S)         Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)         Computed using average shares outstanding.
(B)         Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
            Underlying Funds.
(C)         Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(D)         Non-Annualized
(E)         Annualized
N/A         Does not apply to this fund.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--          Amounts designated as -- are either zero or rounded to zero.
RIC         Registered Investment Company
SEC         Securities and Exchange Commission
(a)         Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA ONE-YEAR FIXED INCOME PORTFOLIO VS.
ICE BOFAML US 6-MONTH TREASURY BILL INDEX,
ICE BOFAML 1-YEAR US TREASURY NOTE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                  [CHART]

          DFA One-Year Fixed    ICE BofAML US 6-Month      ICE BofAML 1-Year US
           Income Portfolio      Treasury Bill Index       Treasury Note Index
        ---------------------  -----------------------   -----------------------
10/31/2007     $10,000                 $10,000                  $10,000
11/30/2007      10,032                  10,068                   10,100
12/31/2007      10,077                  10,097                   10,122
 1/31/2008      10,117                  10,181                   10,252
 2/29/2008      10,143                  10,209                   10,305
 3/31/2008      10,162                  10,235                   10,337
 4/30/2008      10,177                  10,247                   10,317
 5/31/2008      10,198                  10,248                   10,312
 6/30/2008      10,229                  10,261                   10,318
 7/31/2008      10,253                  10,293                   10,352
 8/31/2008      10,276                  10,315                   10,381
 9/30/2008      10,230                  10,362                   10,427
10/31/2008      10,301                  10,404                   10,487
11/30/2008      10,374                  10,440                   10,553
12/31/2008      10,482                  10,458                   10,602
 1/31/2009      10,492                  10,457                   10,592
 2/28/2009      10,482                  10,459                   10,575
 3/31/2009      10,521                  10,469                   10,601
 4/30/2009      10,553                  10,483                   10,622
 5/31/2009      10,593                  10,488                   10,631
 6/30/2009      10,622                  10,490                   10,636
 7/31/2009      10,629                  10,498                   10,649
 8/31/2009      10,663                  10,505                   10,663
 9/30/2009      10,685                  10,511                   10,671
10/31/2009      10,692                  10,514                   10,682
11/30/2009      10,721                  10,518                   10,701
12/31/2009      10,684                  10,519                   10,687
 1/31/2010      10,715                  10,524                   10,711
 2/28/2010      10,729                  10,525                   10,716
 3/31/2010      10,725                  10,526                   10,713
 4/30/2010      10,731                  10,529                   10,719
 5/31/2010      10,737                  10,534                   10,725
 6/30/2010      10,763                  10,537                   10,741
 7/31/2010      10,780                  10,541                   10,753
 8/31/2010      10,797                  10,545                   10,763
 9/30/2010      10,802                  10,548                   10,768
10/31/2010      10,819                  10,553                   10,775
11/30/2010      10,803                  10,553                   10,773
12/31/2010      10,807                  10,557                   10,775
 1/31/2011      10,818                  10,560                   10,785
 2/28/2011      10,821                  10,561                   10,788
 3/31/2011      10,827                  10,564                   10,792
 4/30/2011      10,852                  10,569                   10,803
 5/31/2011      10,868                  10,571                   10,810
 6/30/2011      10,863                  10,574                   10,813
 7/31/2011      10,878                  10,573                   10,810
 8/31/2011      10,882                  10,581                   10,829
 9/30/2011      10,875                  10,581                   10,827
10/31/2011      10,881                  10,583                   10,831
11/30/2011      10,874                  10,584                   10,834
12/31/2011      10,871                  10,585                   10,837
 1/31/2012      10,903                  10,585                   10,839
 2/29/2012      10,907                  10,585                   10,837
 3/31/2012      10,912                  10,586                   10,837
 4/30/2012      10,927                  10,588                   10,842
 5/31/2012      10,922                  10,590                   10,844
 6/30/2012      10,937                  10,591                   10,841
 7/31/2012      10,953                  10,594                   10,851
 8/31/2012      10,957                  10,596                   10,853
 9/30/2012      10,962                  10,597                   10,856
10/31/2012      10,966                  10,598                   10,855
11/30/2012      10,971                  10,601                   10,859
12/31/2012      10,973                  10,603                   10,863
 1/31/2013      10,983                  10,605                   10,865
 2/28/2013      10,986                  10,605                   10,867
 3/31/2013      10,989                  10,608                   10,871
 4/30/2013      10,993                  10,611                   10,876
 5/31/2013      10,986                  10,612                   10,876
 6/30/2013      10,989                  10,613                   10,875
 7/31/2013      10,992                  10,615                   10,882
 8/31/2013      10,995                  10,617                   10,883
 9/30/2013      11,009                  10,619                   10,889
10/31/2013      11,013                  10,619                   10,889
11/30/2013      11,015                  10,619                   10,889
12/31/2013      11,010                  10,622                   10,890
 1/31/2014      11,021                  10,625                   10,893
 2/28/2014      11,032                  10,626                   10,895
 3/31/2014      11,025                  10,627                   10,899
 4/30/2014      11,028                  10,628                   10,904
 5/31/2014      11,041                  10,629                   10,906
 6/30/2014      11,033                  10,629                   10,907
 7/31/2014      11,036                  10,630                   10,908
 8/31/2014      11,038                  10,632                   10,914
 9/30/2014      11,041                  10,634                   10,917
10/31/2014      11,044                  10,633                   10,919
11/30/2014      11,057                  10,634                   10,921
12/31/2014      11,038                  10,635                   10,910
 1/31/2015      11,060                  10,638                   10,922
 2/28/2015      11,062                  10,640                   10,919
 3/31/2015      11,066                  10,640                   10,922
 4/30/2015      11,069                  10,644                   10,929
 5/31/2015      11,073                  10,645                   10,932
 6/30/2015      11,076                  10,647                   10,933
 7/31/2015      11,080                  10,646                   10,936
 8/31/2015      11,073                  10,647                   10,935
 9/30/2015      11,088                  10,658                   10,945
10/31/2015      11,093                  10,654                   10,943
11/30/2015      11,078                  10,654                   10,926
12/31/2015      11,073                  10,658                   10,927
 1/31/2016      11,100                  10,668                   10,949
 2/29/2016      11,104                  10,671                   10,951
 3/31/2016      11,122                  10,681                   10,966
 4/30/2016      11,128                  10,688                   10,977
 5/31/2016      11,124                  10,689                   10,972
 6/30/2016      11,163                  10,702                   10,998
 7/31/2016      11,159                  10,706                   10,997
 8/31/2016      11,156                  10,707                   10,997
 9/30/2016      11,162                  10,716                   11,004
10/31/2016      11,171                  10,723                   11,009
11/30/2016      11,157                  10,725                   11,002
12/31/2016      11,166                  10,730                   11,009
 1/31/2017      11,184                  10,738                   11,025
 2/28/2017      11,192                  10,744                   11,032
 3/31/2017      11,202                  10,744                   11,027
 4/30/2017      11,211                  10,752                   11,036
 5/31/2017      11,222                  10,759                   11,039
 6/30/2017      11,233                  10,769                   11,042
 7/31/2017      11,244                  10,780                   11,057
 8/31/2017      11,257                  10,795                   11,068
 9/30/2017      11,266                  10,803                   11,070
10/31/2017      11,267                  10,813                   11,074             Past performance is not predictive of
                                                                                    future performance.
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
            AVERAGE ANNUAL          ONE          FIVE          TEN                  would pay on fund distributions or the
            TOTAL RETURN            YEAR         YEARS        YEARS                 redemption of fund shares.
            ---------------------------------------------------------------         ICE BofAML index data copyright 2017
                                    0.86%        0.54%        1.20%                 ICE Data Indices, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO VS.
CITI WORLD GOVERNMENT BOND INDEX, 1-2 YEARS, CURRENCY-HEDGED IN USD TERMS OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

              DFA Two-Year                Citi World Government Bond Index,
              Global Fixed                 1-2 Years, Currency-Hedged in
            Income Portfolio                          USD Terms
            ----------------         -------------------------------------------
10/31/2007      $10,000                              $10,000
11/30/2007       10,029                               10,083
12/31/2007       10,082                               10,114
 1/31/2008       10,121                               10,220
 2/29/2008       10,140                               10,268
 3/31/2008       10,150                               10,272
 4/30/2008       10,180                               10,247
 5/31/2008       10,199                               10,229
 6/30/2008       10,227                               10,241
 7/31/2008       10,256                               10,287
 8/31/2008       10,286                               10,324
 9/30/2008       10,253                               10,389
10/31/2008       10,322                               10,501
11/30/2008       10,392                               10,564
12/31/2008       10,493                               10,630
 1/31/2009       10,493                               10,649
 2/28/2009       10,493                               10,656
 3/31/2009       10,524                               10,689
 4/30/2009       10,565                               10,699
 5/31/2009       10,606                               10,719
 6/30/2009       10,626                               10,730
 7/31/2009       10,636                               10,753
 8/31/2009       10,668                               10,774
 9/30/2009       10,695                               10,790
10/31/2009       10,705                               10,798
11/30/2009       10,747                               10,819
12/31/2009       10,711                               10,805
 1/31/2010       10,753                               10,830
 2/28/2010       10,774                               10,851
 3/31/2010       10,775                               10,850
 4/30/2010       10,786                               10,840
 5/31/2010       10,796                               10,871
 6/30/2010       10,828                               10,877
 7/31/2010       10,860                               10,892
 8/31/2010       10,881                               10,908
 9/30/2010       10,891                               10,903
10/31/2010       10,901                               10,910
11/30/2010       10,891                               10,897
12/31/2010       10,898                               10,907
 1/31/2011       10,909                               10,910
 2/28/2011       10,909                               10,911
 3/31/2011       10,920                               10,910
 4/30/2011       10,941                               10,924
 5/31/2011       10,963                               10,944
 6/30/2011       10,963                               10,946
 7/31/2011       10,973                               10,950
 8/31/2011       10,995                               10,992
 9/30/2011       10,992                               10,994
10/31/2011       10,992                               10,989
11/30/2011       10,981                               10,982
12/31/2011       10,983                               11,031
 1/31/2012       11,005                               11,053
 2/29/2012       11,016                               11,068
 3/31/2012       11,027                               11,069
 4/30/2012       11,038                               11,074
 5/31/2012       11,038                               11,071
 6/30/2012       11,050                               11,080
 7/31/2012       11,071                               11,095
 8/31/2012       11,082                               11,114
 9/30/2012       11,085                               11,122
10/31/2012       11,085                               11,127
11/30/2012       11,096                               11,137
12/31/2012       11,097                               11,144
 1/31/2013       11,097                               11,150
 2/28/2013       11,108                               11,161
 3/31/2013       11,119                               11,166
 4/30/2013       11,130                               11,180
 5/31/2013       11,119                               11,176
 6/30/2013       11,108                               11,171
 7/31/2013       11,119                               11,185
 8/31/2013       11,119                               11,185
 9/30/2013       11,130                               11,198
10/31/2013       11,141                               11,211
11/30/2013       11,152                               11,219
12/31/2013       11,148                               11,218
 1/31/2014       11,159                               11,231
 2/28/2014       11,159                               11,237
 3/31/2014       11,160                               11,238
 4/30/2014       11,171                               11,243
 5/31/2014       11,182                               11,252
 6/30/2014       11,176                               11,258
 7/31/2014       11,164                               11,261
 8/31/2014       11,176                               11,270
 9/30/2014       11,176                               11,272
10/31/2014       11,198                               11,280
11/30/2014       11,209                               11,290
12/31/2014       11,190                               11,284
 1/31/2015       11,224                               11,308
 2/28/2015       11,212                               11,304
 3/31/2015       11,224                               11,314
 4/30/2015       11,224                               11,318
 5/31/2015       11,235                               11,324
 6/30/2015       11,238                               11,324
 7/31/2015       11,238                               11,331
 8/31/2015       11,238                               11,331
 9/30/2015       11,260                               11,345
10/31/2015       11,260                               11,346
11/30/2015       11,238                               11,339
12/31/2015       11,226                               11,339
 1/31/2016       11,272                               11,371
 2/29/2016       11,272                               11,381
 3/31/2016       11,295                               11,390
 4/30/2016       11,306                               11,400
 5/31/2016       11,306                               11,401
 6/30/2016       11,340                               11,435
 7/31/2016       11,340                               11,435
 8/31/2016       11,340                               11,435
 9/30/2016       11,340                               11,451
10/31/2016       11,351                               11,453
11/30/2016       11,328                               11,445
12/31/2016       11,333                               11,460
 1/31/2017       11,345                               11,473
 2/28/2017       11,367                               11,485
 3/31/2017       11,377                               11,487
 4/30/2017       11,400                               11,498
 5/31/2017       11,411                               11,509
 6/30/2017       11,413                               11,507
 7/31/2017       11,436                               11,527
 8/31/2017       11,459                               11,545
 9/30/2017       11,447                               11,545
10/31/2017       11,459                               11,556                        Past performance is not predictive of
                                                                                    future performance.
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
            AVERAGE ANNUAL          ONE          FIVE          TEN                  would pay on fund distributions or the
            TOTAL RETURN            YEAR         YEARS        YEARS                 redemption of fund shares.
            ---------------------------------------------------------------         Citi fixed income indices copyright 2017
                                    0.95%        0.67%        1.37%                 by Citigroup.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO VS.
CITI WORLD GOVERNMENT BOND INDEX,
1-3 YEARS, IN USD TERMS (UNHEDGED)
JANUARY 9, 2008-OCTOBER 31, 2017

                                     [CHART]

            DFA Selectively Hedged Global     Citi World Government Bond Index,
               Fixed Income Portfolio         1-3 Years, in USD Terms (Unhedged)
           ------------------------------     ----------------------------------
 1/09/2008            $10,000                             $10,000
 1/31/2008             10,050                              10,199
 2/29/2008             10,140                              10,433
 3/31/2008             10,176                              10,754
 4/30/2008             10,216                              10,485
 5/31/2008             10,236                              10,415
 6/30/2008             10,266                              10,466
 7/31/2008             10,226                              10,427
 8/31/2008              9,845                              10,188
 9/30/2008              9,585                              10,126
10/31/2008              8,933                              10,032
11/30/2008              8,843                              10,177
12/31/2008              9,113                              10,732
 1/31/2009              8,803                              10,481
 2/28/2009              8,742                              10,160
 3/31/2009              9,103                              10,334
 4/30/2009              9,184                              10,379
 5/31/2009              9,605                              10,791
 6/30/2009              9,615                              10,735
 7/31/2009              9,745                              10,869
 8/31/2009              9,825                              11,016
 9/30/2009              9,976                              11,225
10/31/2009             10,026                              11,251
11/30/2009             10,106                              11,525
12/31/2009             10,044                              11,076
 1/31/2010             10,024                              11,065
 2/28/2010             10,054                              11,084
 3/31/2010             10,094                              10,915
 4/30/2010             10,144                              10,843
 5/31/2010              9,953                              10,675
 6/30/2010              9,984                              10,776
 7/31/2010             10,204                              11,084
 8/31/2010             10,134                              11,116
 9/30/2010             10,355                              11,381
10/31/2010             10,435                              11,578
11/30/2010             10,264                              11,202
12/31/2010             10,522                              11,426
 1/31/2011             10,532                              11,470
 2/28/2011             10,603                              11,508
 3/31/2011             10,684                              11,555
 4/30/2011             10,959                              11,838
 5/31/2011             10,908                              11,747
 6/30/2011             10,918                              11,794
 7/31/2011             11,041                              11,949
 8/31/2011             10,990                              12,038
 9/30/2011             10,522                              11,700
10/31/2011             10,837                              11,827
11/30/2011             10,654                              11,681
12/31/2011             10,611                              11,654
 1/31/2012             10,779                              11,769
 2/29/2012             10,895                              11,675
 3/31/2012             10,832                              11,595
 4/30/2012             10,853                              11,690
 5/31/2012             10,527                              11,482
 6/30/2012             10,758                              11,544
 7/31/2012             10,832                              11,555
 8/31/2012             10,916                              11,649
 9/30/2012             10,990                              11,755
10/31/2012             10,969                              11,692
11/30/2012             11,011                              11,634
12/31/2012             11,058                              11,565
 1/31/2013             11,069                              11,507
 2/28/2013             11,015                              11,353
 3/31/2013             11,069                              11,268
 4/30/2013             11,156                              11,300
 5/31/2013             10,940                              11,115
 6/30/2013             10,680                              11,136
 7/31/2013             10,832                              11,255
 8/31/2013             10,691                              11,228
 9/30/2013             10,961                              11,365
10/31/2013             11,026                              11,398
11/30/2013             10,950                              11,317
12/31/2013             10,936                              11,293
 1/31/2014             10,892                              11,289
 2/28/2014             11,057                              11,390
 3/31/2014             11,111                              11,369
 4/30/2014             11,166                              11,422
 5/31/2014             11,199                              11,400
 6/30/2014             11,243                              11,441
 7/31/2014             11,122                              11,318
 8/31/2014             11,177                              11,261
 9/30/2014             10,958                              10,985
10/31/2014             10,947                              10,923
11/30/2014             10,914                              10,794
12/31/2014             10,764                              10,659
 1/31/2015             10,653                              10,500
 2/28/2015             10,686                              10,455
 3/31/2015             10,630                              10,325
 4/30/2015             10,831                              10,475
 5/31/2015             10,675                              10,340
 6/30/2015             10,597                              10,412
 7/31/2015             10,464                              10,355
 8/31/2015             10,341                              10,405
 9/30/2015             10,364                              10,421
10/31/2015             10,464                              10,396
11/30/2015             10,419                              10,216
12/31/2015             10,423                              10,311
 1/31/2016             10,423                              10,303
 2/29/2016             10,468                              10,461
 3/31/2016             10,749                              10,649
 4/30/2016             10,794                              10,774
 5/31/2016             10,693                              10,586
 6/30/2016             10,895                              10,749
 7/31/2016             10,962                              10,765
 8/31/2016             10,940                              10,715
 9/30/2016             10,974                              10,792
10/31/2016             10,929                              10,607
11/30/2016             10,783                              10,331
12/31/2016             10,764                              10,278
 1/31/2017             10,901                              10,433
 2/28/2017             10,935                              10,402
 3/31/2017             10,924                              10,429
 4/30/2017             10,935                              10,494
 5/31/2017             11,004                              10,617
 6/30/2017             11,050                              10,640
 7/31/2017             11,118                              10,810
 8/31/2017             11,118                              10,850
 9/30/2017             11,095                              10,790
10/31/2017             11,038                              10,710                   Past performance is not predictive of
                                                                                    future performance.
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
           AVERAGE ANNUAL         ONE          FIVE           SINCE                 would pay on fund distributions or the
           TOTAL RETURN           YEAR         YEARS        INCEPTION               redemption of fund shares.
           -----------------------------------------------------------------        Citi fixed income indices copyright 2017
                                  1.00%        0.13%          1.01%                 by Citigroup.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO VS.
CITI WORLD GOVERNMENT BOND INDEX,
1-5 YEARS, CURRENCY-HEDGED IN USD TERMS
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                                              Citi World Government Bond Index,
               DFA Five-Year Global              1-5 Years, Currency-Hedged
              Fixed Income Portfolio                    in USD Terms
              ----------------------          ----------------------------------
10/31/2007            $10,000                              $10,000
11/30/2007             10,028                               10,109
12/31/2007             10,075                               10,138
 1/31/2008             10,132                               10,289
 2/29/2008             10,169                               10,357
 3/31/2008             10,179                               10,354
 4/30/2008             10,103                               10,286
 5/31/2008             10,075                               10,227
 6/30/2008             10,103                               10,228
 7/31/2008             10,160                               10,303
 8/31/2008             10,216                               10,367
 9/30/2008             10,111                               10,434
10/31/2008             10,168                               10,586
11/30/2008             10,320                               10,699
12/31/2008             10,481                               10,806
 1/31/2009             10,461                               10,811
 2/28/2009             10,452                               10,833
 3/31/2009             10,490                               10,889
 4/30/2009             10,557                               10,891
 5/31/2009             10,576                               10,895
 6/30/2009             10,640                               10,913
 7/31/2009             10,727                               10,953
 8/31/2009             10,824                               10,991
 9/30/2009             10,897                               11,025
10/31/2009             10,955                               11,036
11/30/2009             11,091                               11,095
12/31/2009             10,920                               11,054
 1/31/2010             11,059                               11,096
 2/28/2010             11,128                               11,142
 3/31/2010             11,120                               11,138
 4/30/2010             11,200                               11,143
 5/31/2010             11,269                               11,215
 6/30/2010             11,343                               11,244
 7/31/2010             11,513                               11,285
 8/31/2010             11,653                               11,338
 9/30/2010             11,697                               11,330
10/31/2010             11,777                               11,341
11/30/2010             11,657                               11,286
12/31/2010             11,499                               11,273
 1/31/2011             11,531                               11,265
 2/28/2011             11,520                               11,255
 3/31/2011             11,531                               11,248
 4/30/2011             11,679                               11,281
 5/31/2011             11,816                               11,336
 6/30/2011             11,816                               11,342
 7/31/2011             12,006                               11,382
 8/31/2011             12,091                               11,481
 9/30/2011             12,068                               11,485
10/31/2011             12,100                               11,469
11/30/2011             11,918                               11,446
12/31/2011             12,017                               11,534
 1/31/2012             12,138                               11,583
 2/29/2012             12,161                               11,603
 3/31/2012             12,194                               11,593
 4/30/2012             12,238                               11,617
 5/31/2012             12,315                               11,627
 6/30/2012             12,322                               11,639
 7/31/2012             12,477                               11,678
 8/31/2012             12,522                               11,708
 9/30/2012             12,542                               11,729
10/31/2012             12,553                               11,736
11/30/2012             12,597                               11,766
12/31/2012             12,594                               11,776
 1/31/2013             12,537                               11,766
 2/28/2013             12,616                               11,793
 3/31/2013             12,639                               11,805
 4/30/2013             12,707                               11,843
 5/31/2013             12,594                               11,803
 6/30/2013             12,439                               11,767
 7/31/2013             12,518                               11,799
 8/31/2013             12,450                               11,782
 9/30/2013             12,552                               11,823
10/31/2013             12,631                               11,862
11/30/2013             12,654                               11,880
12/31/2013             12,543                               11,849
 1/31/2014             12,681                               11,900
 2/28/2014             12,705                               11,916
 3/31/2014             12,642                               11,914
 4/30/2014             12,712                               11,935
 5/31/2014             12,805                               11,970
 6/30/2014             12,790                               11,983
 7/31/2014             12,755                               11,985
 8/31/2014             12,836                               12,019
 9/30/2014             12,778                               12,017
10/31/2014             12,871                               12,046
11/30/2014             12,952                               12,076
12/31/2014             12,903                               12,074
 1/31/2015             13,115                               12,141
 2/28/2015             13,021                               12,123
 3/31/2015             13,080                               12,149
 4/30/2015             13,092                               12,146
 5/31/2015             13,092                               12,154
 6/30/2015             13,026                               12,135
 7/31/2015             13,074                               12,167
 8/31/2015             13,062                               12,165
 9/30/2015             13,169                               12,205
10/31/2015             13,157                               12,209
11/30/2015             13,133                               12,205
12/31/2015             13,090                               12,195
 1/31/2016             13,246                               12,286
 2/29/2016             13,282                               12,321
 3/31/2016             13,393                               12,334
 4/30/2016             13,405                               12,335
 5/31/2016             13,381                               12,340
 6/30/2016             13,552                               12,422
 7/31/2016             13,588                               12,426
 8/31/2016             13,527                               12,412
 9/30/2016             13,552                               12,436
10/31/2016             13,503                               12,411
11/30/2016             13,310                               12,352
12/31/2016             13,324                               12,377
 1/31/2017             13,361                               12,380
 2/28/2017             13,410                               12,410
 3/31/2017             13,425                               12,413
 4/30/2017             13,512                               12,448
 5/31/2017             13,561                               12,475
 6/30/2017             13,532                               12,457
 7/31/2017             13,594                               12,488
 8/31/2017             13,668                               12,530
 9/30/2017             13,606                               12,509
10/31/2017             13,631                               12,526                  Past performance is not predictive of
                                                                                    future performance.
                                                                                    The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
            AVERAGE ANNUAL          ONE          FIVE          TEN                  would pay on fund distributions or the
            TOTAL RETURN            YEAR         YEARS        YEARS                 redemption of fund shares.
            ---------------------------------------------------------------         Citi fixed income indices copyright 2017
                                    0.95%        1.66%        3.15%                 by Citigroup.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO VS.
CITI NON-USD WORLD GOVERNMENT BOND INDEX, CURRENCY-HEDGED IN USD TERMS
DECEMBER 6, 2011-OCTOBER 31, 2017

                                    [CHART]

               DFA World Ex U.S.                  Citi Non-USD World
            Government Fixed Income             Government Bond Index,
                   Portfolio                 Currency-Hedged in USD Terms
           --------------------------        ----------------------------
12/06/2011          $10,000                            $10,000
12/31/2011           10,095                             10,085
 1/31/2012           10,145                             10,165
 2/29/2012           10,175                             10,216
 3/31/2012           10,165                             10,218
 4/30/2012           10,246                             10,246
 5/31/2012           10,506                             10,370
 6/30/2012           10,427                             10,329
 7/31/2012           10,648                             10,436
 8/31/2012           10,658                             10,456
 9/30/2012           10,656                             10,515
10/31/2012           10,666                             10,538
11/30/2012           10,757                             10,623
12/31/2012           10,771                             10,641
 1/31/2013           10,606                             10,608
 2/28/2013           10,730                             10,670
 3/31/2013           10,834                             10,776
 4/30/2013           10,968                             10,899
 5/31/2013           10,741                             10,744
 6/30/2013           10,524                             10,638
 7/31/2013           10,587                             10,690
 8/31/2013           10,483                             10,668
 9/30/2013           10,576                             10,745
10/31/2013           10,690                             10,852
11/30/2013           10,680                             10,857
12/31/2013           10,538                             10,792
 1/31/2014           10,780                             10,963
 2/28/2014           10,811                             11,013
 3/31/2014           10,848                             11,051
 4/30/2014           10,933                             11,119
 5/31/2014           11,081                             11,203
 6/30/2014           11,143                             11,273
 7/31/2014           11,239                             11,343
 8/31/2014           11,474                             11,505
 9/30/2014           11,431                             11,500
10/31/2014           11,538                             11,562
11/30/2014           11,730                             11,712
12/31/2014           11,832                             11,847
 1/31/2015           12,152                             12,060
 2/28/2015           12,072                             12,013
 3/31/2015           12,186                             12,113
 4/30/2015           12,038                             12,005
 5/31/2015           11,946                             11,904
 6/30/2015           11,694                             11,726
 7/31/2015           11,889                             11,902
 8/31/2015           11,820                             11,868
 9/30/2015           11,957                             11,961
10/31/2015           11,992                             12,031
11/30/2015           12,038                             12,064
12/31/2015           11,932                             12,030
 1/31/2016           12,239                             12,269
 2/29/2016           12,424                             12,442
 3/31/2016           12,460                             12,531
 4/30/2016           12,337                             12,504
 5/31/2016           12,485                             12,614
 6/30/2016           12,841                             12,920
 7/31/2016           12,989                             12,965
 8/31/2016           13,001                             12,936
 9/30/2016           13,013                             12,934
10/31/2016           12,743                             12,752
11/30/2016           12,510                             12,601
12/31/2016           12,594                             12,648
 1/31/2017           12,430                             12,487
 2/28/2017           12,657                             12,622
 3/31/2017           12,632                             12,603
 4/30/2017           12,758                             12,684
 5/31/2017           12,872                             12,741
 6/30/2017           12,720                             12,679
 7/31/2017           12,720                             12,709
 8/31/2017           12,910                             12,833
 9/30/2017           12,784                             12,767
10/31/2017           12,910                             12,863               Past performance is not predictive of
                                                                             future performance.
                                                                             The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE         FIVE         SINCE               would pay on fund distributions or the
          TOTAL RETURN          YEAR        YEARS      INCEPTION             redemption of fund shares.
          ------------------------------------------------------------       Citi fixed income indices copyright 2017
                                1.31%       3.89%        4.42%               by Citigroup.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT-TERM GOVERNMENT PORTFOLIO VS.
ICE BOFAML 1-5 YEAR US TREASURY & AGENCY INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

            DFA Short-Term Government       ICE BofAML 1-5 Year US Treasury
                   Portfolio                        & Agency Index
           ---------------------------     ---------------------------------
10/31/2007           $10,000                            $10,000
11/30/2007            10,038                             10,198
12/31/2007            10,079                             10,232
 1/31/2008            10,108                             10,441
 2/29/2008            10,216                             10,551
 3/31/2008            10,258                             10,586
 4/30/2008            10,042                             10,480
 5/31/2008             9,944                             10,416
 6/30/2008             9,996                             10,453
 7/31/2008            10,065                             10,502
 8/31/2008            10,164                             10,560
 9/30/2008            10,246                             10,631
10/31/2008            10,365                             10,730
11/30/2008            10,673                             10,952
12/31/2008            10,921                             11,089
 1/31/2009            10,811                             11,025
 2/28/2009            10,811                             11,016
 3/31/2009            10,923                             11,106
 4/30/2009            10,913                             11,080
 5/31/2009            10,913                             11,083
 6/30/2009            10,920                             11,058
 7/31/2009            10,950                             11,088
 8/31/2009            11,021                             11,150
 9/30/2009            11,088                             11,191
10/31/2009            11,119                             11,219
11/30/2009            11,241                             11,322
12/31/2009            11,081                             11,190
 1/31/2010            11,184                             11,299
 2/28/2010            11,236                             11,335
 3/31/2010            11,194                             11,290
 4/30/2010            11,256                             11,338
 5/31/2010            11,339                             11,418
 6/30/2010            11,459                             11,505
 7/31/2010            11,553                             11,568
 8/31/2010            11,595                             11,616
 9/30/2010            11,626                             11,646
10/31/2010            11,710                             11,689
11/30/2010            11,637                             11,645
12/31/2010            11,574                             11,578
 1/31/2011            11,585                             11,612
 2/28/2011            11,563                             11,588
 3/31/2011            11,579                             11,583
 4/30/2011            11,675                             11,664
 5/31/2011            11,772                             11,743
 6/30/2011            11,758                             11,747
 7/31/2011            11,834                             11,829
 8/31/2011            11,920                             11,916
 9/30/2011            11,907                             11,900
10/31/2011            11,918                             11,912
11/30/2011            11,940                             11,927
12/31/2011            11,967                             11,947
 1/31/2012            12,022                             11,985
 2/29/2012            12,000                             11,956
 3/31/2012            12,009                             11,934
 4/30/2012            12,053                             11,989
 5/31/2012            12,053                             12,010
 6/30/2012            12,071                             12,002
 7/31/2012            12,116                             12,049
 8/31/2012            12,149                             12,056
 9/30/2012            12,144                             12,057
10/31/2012            12,144                             12,044
11/30/2012            12,166                             12,070
12/31/2012            12,157                             12,064
 1/31/2013            12,146                             12,050
 2/28/2013            12,168                             12,077
 3/31/2013            12,173                             12,083
 4/30/2013            12,207                             12,110
 5/31/2013            12,127                             12,049
 6/30/2013            12,038                             11,999
 7/31/2013            12,083                             12,027
 8/31/2013            12,027                             11,994
 9/30/2013            12,106                             12,055
10/31/2013            12,140                             12,086
11/30/2013            12,163                             12,101
12/31/2013            12,103                             12,044
 1/31/2014            12,160                             12,096
 2/28/2014            12,171                             12,113
 3/31/2014            12,150                             12,076
 4/30/2014            12,172                             12,106
 5/31/2014            12,218                             12,154
 6/30/2014            12,205                             12,142
 7/31/2014            12,182                             12,116
 8/31/2014            12,205                             12,157
 9/30/2014            12,195                             12,136
10/31/2014            12,241                             12,195
11/30/2014            12,286                             12,234
12/31/2014            12,254                             12,194
 1/31/2015            12,369                             12,315
 2/28/2015            12,312                             12,255
 3/31/2015            12,375                             12,305
 4/30/2015            12,375                             12,309
 5/31/2015            12,386                             12,320
 6/30/2015            12,379                             12,309
 7/31/2015            12,402                             12,331
 8/31/2015            12,390                             12,330
 9/30/2015            12,465                             12,394
10/31/2015            12,442                             12,367
11/30/2015            12,396                             12,331
12/31/2015            12,375                             12,313
 1/31/2016            12,515                             12,444
 2/29/2016            12,550                             12,474
 3/31/2016            12,581                             12,503
 4/30/2016            12,570                             12,503
 5/31/2016            12,546                             12,485
 6/30/2016            12,671                             12,603
 7/31/2016            12,671                             12,598
 8/31/2016            12,612                             12,560
 9/30/2016            12,639                             12,581
10/31/2016            12,616                             12,557
11/30/2016            12,498                             12,444
12/31/2016            12,497                             12,447
 1/31/2017            12,521                             12,468
 2/28/2017            12,533                             12,487
 3/31/2017            12,553                             12,494
 4/30/2017            12,589                             12,532
 5/31/2017            12,613                             12,559
 6/30/2017            12,591                             12,541
 7/31/2017            12,626                             12,576
 8/31/2017            12,674                             12,618
 9/30/2017            12,627                             12,577
10/31/2017            12,603                             12,565                 Past performance is not predictive of
                                                                                future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE         TEN                would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS       YEARS               redemption of fund shares.
           -------------------------------------------------------------        ICE BofAML index data copyright 2017
                                  -0.10%        0.75%       2.34%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

               DFA Intermediate Government        Bloomberg Barclays U.S.
                 Fixed Income Portfolio           Government Bond Index
               ---------------------------       ------------------------
10/31/2007               $10,000                         $10,000
11/30/2007                10,313                          10,275
12/31/2007                10,363                          10,298
 1/31/2008                10,646                          10,544
 2/29/2008                10,734                          10,644
 3/31/2008                10,810                          10,715
 4/30/2008                10,650                          10,564
 5/31/2008                10,490                          10,449
 6/30/2008                10,535                          10,509
 7/31/2008                10,598                          10,555
 8/31/2008                10,706                          10,663
 9/30/2008                10,704                          10,711
10/31/2008                10,595                          10,682
11/30/2008                11,195                          11,188
12/31/2008                11,699                          11,573
 1/31/2009                11,420                          11,286
 2/28/2009                11,356                          11,255
 3/31/2009                11,535                          11,459
 4/30/2009                11,423                          11,307
 5/31/2009                11,395                          11,221
 6/30/2009                11,414                          11,206
 7/31/2009                11,489                          11,260
 8/31/2009                11,584                          11,349
 9/30/2009                11,691                          11,433
10/31/2009                11,729                          11,435
11/30/2009                11,901                          11,581
12/31/2009                11,614                          11,319
 1/31/2010                11,818                          11,483
 2/28/2010                11,886                          11,531
 3/31/2010                11,812                          11,444
 4/30/2010                11,939                          11,553
 5/31/2010                12,114                          11,730
 6/30/2010                12,340                          11,930
 7/31/2010                12,468                          12,011
 8/31/2010                12,684                          12,224
 9/30/2010                12,718                          12,230
10/31/2010                12,768                          12,222
11/30/2010                12,658                          12,140
12/31/2010                12,418                          11,944
 1/31/2011                12,418                          11,944
 2/28/2011                12,418                          11,937
 3/31/2011                12,420                          11,934
 4/30/2011                12,573                          12,064
 5/31/2011                12,776                          12,236
 6/30/2011                12,721                          12,199
 7/31/2011                12,967                          12,402
 8/31/2011                13,285                          12,717
 9/30/2011                13,405                          12,912
10/31/2011                13,332                          12,820
11/30/2011                13,436                          12,906
12/31/2011                13,588                          13,021
 1/31/2012                13,683                          13,078
 2/29/2012                13,620                          12,993
 3/31/2012                13,526                          12,875
 4/30/2012                13,737                          13,049
 5/31/2012                13,906                          13,253
 6/30/2012                13,876                          13,214
 7/31/2012                14,025                          13,340
 8/31/2012                14,078                          13,327
 9/30/2012                14,086                          13,292
10/31/2012                14,064                          13,273
11/30/2012                14,161                          13,338
12/31/2012                14,092                          13,284
 1/31/2013                13,984                          13,184
 2/28/2013                14,092                          13,251
 3/31/2013                14,095                          13,264
 4/30/2013                14,214                          13,375
 5/31/2013                13,942                          13,158
 6/30/2013                13,632                          13,014
 7/31/2013                13,654                          13,001
 8/31/2013                13,512                          12,939
 9/30/2013                13,693                          13,030
10/31/2013                13,770                          13,091
11/30/2013                13,748                          13,053
12/31/2013                13,596                          12,939
 1/31/2014                13,829                          13,109
 2/28/2014                13,863                          13,145
 3/31/2014                13,826                          13,109
 4/30/2014                13,915                          13,181
 5/31/2014                14,060                          13,302
 6/30/2014                14,042                          13,284
 7/31/2014                14,008                          13,263
 8/31/2014                14,142                          13,397
 9/30/2014                14,048                          13,327
10/31/2014                14,184                          13,453
11/30/2014                14,319                          13,558
12/31/2014                14,301                          13,576
 1/31/2015                14,699                          13,915
 2/28/2015                14,460                          13,709
 3/31/2015                14,590                          13,793
 4/30/2015                14,556                          13,724
 5/31/2015                14,533                          13,702
 6/30/2015                14,417                          13,586
 7/31/2015                14,543                          13,695
 8/31/2015                14,543                          13,701
 9/30/2015                14,702                          13,818
10/31/2015                14,644                          13,770
11/30/2015                14,598                          13,715
12/31/2015                14,553                          13,692
 1/31/2016                14,915                          13,976
 2/29/2016                15,044                          14,096
 3/31/2016                15,093                          14,119
 4/30/2016                15,082                          14,105
 5/31/2016                15,070                          14,105
 6/30/2016                15,424                          14,407
 7/31/2016                15,471                          14,463
 8/31/2016                15,365                          14,387
 9/30/2016                15,376                          14,370
10/31/2016                15,222                          14,218
11/30/2016                14,737                          13,850
12/31/2016                14,721                          13,835
 1/31/2017                14,768                          13,867
 2/28/2017                14,852                          13,935
 3/31/2017                14,862                          13,929
 4/30/2017                14,994                          14,025
 5/31/2017                15,090                          14,115
 6/30/2017                15,034                          14,093
 7/31/2017                15,094                          14,117
 8/31/2017                15,263                          14,267
 9/30/2017                15,093                          14,147
10/31/2017                15,081                          14,131             Past performance is not predictive of
                                                                             future performance.
                                                                             The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE         TEN                would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS       YEARS               redemption of fund shares.
          -----------------------------------------------------------        Bloomberg Barclays data provided by
                                -0.93%       1.41%       4.19%               Bloomberg.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO VS.
ICE BOFAML 1-5 YEAR US CORPORATE & GOVERNMENT INDEX
MARCH 4, 2009-OCTOBER 31, 2017

                                      [CHART]

            DFA Short-Term Extended         ICE BofAML 1-5 Year US Corporate
               Quality Portfolio                   & Government Index
            -----------------------        ----------------------------------
 3/04/2009          $10,000                             $10,000
 3/31/2009           10,030                              10,077
 4/30/2009           10,135                              10,138
 5/31/2009           10,251                              10,223
 6/30/2009           10,348                              10,251
 7/31/2009           10,501                              10,329
 8/31/2009           10,602                              10,414
 9/30/2009           10,681                              10,476
10/31/2009           10,749                              10,524
11/30/2009           10,880                              10,628
12/31/2009           10,774                              10,522
 1/31/2010           10,918                              10,641
 2/28/2010           10,964                              10,679
 3/31/2010           10,958                              10,655
 4/30/2010           11,041                              10,712
 5/31/2010           11,047                              10,754
 6/30/2010           11,135                              10,837
 7/31/2010           11,258                              10,922
 8/31/2010           11,347                              10,980
 9/30/2010           11,404                              11,022
10/31/2010           11,473                              11,072
11/30/2010           11,403                              11,024
12/31/2010           11,329                              10,960
 1/31/2011           11,381                              11,002
 2/28/2011           11,381                              10,992
 3/31/2011           11,383                              10,994
 4/30/2011           11,500                              11,083
 5/31/2011           11,575                              11,159
 6/30/2011           11,564                              11,157
 7/31/2011           11,671                              11,241
 8/31/2011           11,691                              11,290
 9/30/2011           11,648                              11,250
10/31/2011           11,692                              11,287
11/30/2011           11,615                              11,269
12/31/2011           11,660                              11,300
 1/31/2012           11,768                              11,373
 2/29/2012           11,808                              11,374
 3/31/2012           11,817                              11,370
 4/30/2012           11,859                              11,420
 5/31/2012           11,866                              11,429
 6/30/2012           11,885                              11,439
 7/31/2012           11,989                              11,507
 8/31/2012           12,021                              11,530
 9/30/2012           12,062                              11,551
10/31/2012           12,069                              11,554
11/30/2012           12,087                              11,578
12/31/2012           12,083                              11,579
 1/31/2013           12,072                              11,574
 2/28/2013           12,112                              11,606
 3/31/2013           12,125                              11,614
 4/30/2013           12,171                              11,649
 5/31/2013           12,111                              11,590
 6/30/2013           12,013                              11,521
 7/31/2013           12,062                              11,561
 8/31/2013           12,021                              11,533
 9/30/2013           12,108                              11,599
10/31/2013           12,164                              11,644
11/30/2013           12,190                              11,664
12/31/2013           12,132                              11,615
 1/31/2014           12,211                              11,672
 2/28/2014           12,242                              11,699
 3/31/2014           12,213                              11,667
 4/30/2014           12,251                              11,702
 5/31/2014           12,311                              11,757
 6/30/2014           12,304                              11,752
 7/31/2014           12,284                              11,726
 8/31/2014           12,321                              11,768
 9/30/2014           12,290                              11,744
10/31/2014           12,339                              11,798
11/30/2014           12,388                              11,835
12/31/2014           12,336                              11,791
 1/31/2015           12,474                              11,905
 2/28/2015           12,431                              11,862
 3/31/2015           12,471                              11,909
 4/30/2015           12,486                              11,917
 5/31/2015           12,487                              11,928
 6/30/2015           12,446                              11,910
 7/31/2015           12,474                              11,931
 8/31/2015           12,456                              11,924
 9/30/2015           12,530                              11,980
10/31/2015           12,522                              11,968
11/30/2015           12,519                              11,940
12/31/2015           12,479                              11,914
 1/31/2016           12,572                              12,020
 2/29/2016           12,574                              12,044
 3/31/2016           12,696                              12,106
 4/30/2016           12,748                              12,124
 5/31/2016           12,731                              12,112
 6/30/2016           12,855                              12,225
 7/31/2016           12,887                              12,237
 8/31/2016           12,858                              12,213
 9/30/2016           12,875                              12,231
10/31/2016           12,859                              12,212
11/30/2016           12,724                              12,099
12/31/2016           12,736                              12,107
 1/31/2017           12,774                              12,135
 2/28/2017           12,815                              12,166
 3/31/2017           12,838                              12,175
 4/30/2017           12,892                              12,218
 5/31/2017           12,936                              12,254
 6/30/2017           12,933                              12,242
 7/31/2017           12,988                              12,285
 8/31/2017           13,023                              12,327
 9/30/2017           12,999                              12,296
10/31/2017           13,012                              12,292                  Past performance is not predictive of
                                                                                 future performance.
                                                                                 The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
           AVERAGE ANNUAL        ONE         FIVE          SINCE                 would pay on fund distributions or the
           TOTAL RETURN          YEAR        YEARS       INCEPTION               redemption of fund shares.
           --------------------------------------------------------------        ICE BofAML index data copyright 2017
                                 1.19%       1.52%         3.09%                 ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. CREDIT BOND INDEX
JULY 20, 2010-OCTOBER 31, 2017

                                [CHART]

           DFA Intermediate-Term          Bloomberg Barclays U.S.
         Extended Quality Portfolio         Credit Bond Index
         --------------------------      ------------------------
 7/20/2010        $10,000                       $10,000
 7/31/2010         10,020                        10,093
 8/31/2010         10,230                        10,296
 9/30/2010         10,282                        10,362
10/31/2010         10,315                        10,376
11/30/2010         10,195                        10,273
12/31/2010          9,963                        10,169
 1/31/2011          9,983                        10,191
 2/28/2011         10,018                        10,264
 3/31/2011         10,015                        10,260
 4/30/2011         10,184                        10,434
 5/31/2011         10,363                        10,594
 6/30/2011         10,278                        10,516
 7/31/2011         10,583                        10,769
 8/31/2011         10,745                        10,808
 9/30/2011         10,773                        10,835
10/31/2011         10,825                        10,993
11/30/2011         10,683                        10,809
12/31/2011         10,897                        11,019
 1/31/2012         11,085                        11,248
 2/29/2012         11,133                        11,333
 3/31/2012         11,032                        11,243
 4/30/2012         11,228                        11,394
 5/31/2012         11,359                        11,471
 6/30/2012         11,356                        11,520
 7/31/2012         11,607                        11,832
 8/31/2012         11,644                        11,857
 9/30/2012         11,715                        11,928
10/31/2012         11,819                        12,061
11/30/2012         11,850                        12,061
12/31/2012         11,798                        12,051
 1/31/2013         11,658                        11,946
 2/28/2013         11,770                        12,030
 3/31/2013         11,804                        12,030
 4/30/2013         11,989                        12,247
 5/31/2013         11,676                        11,958
 6/30/2013         11,290                        11,617
 7/31/2013         11,362                        11,700
 8/31/2013         11,224                        11,605
 9/30/2013         11,364                        11,701
10/31/2013         11,509                        11,870
11/30/2013         11,448                        11,838
12/31/2013         11,348                        11,809
 1/31/2014         11,657                        12,007
 2/28/2014         11,730                        12,138
 3/31/2014         11,715                        12,153
 4/30/2014         11,855                        12,297
 5/31/2014         12,052                        12,471
 6/30/2014         12,051                        12,481
 7/31/2014         12,035                        12,476
 8/31/2014         12,223                        12,656
 9/30/2014         12,070                        12,478
10/31/2014         12,189                        12,611
11/30/2014         12,310                        12,697
12/31/2014         12,263                        12,697
 1/31/2015         12,720                        13,057
 2/28/2015         12,563                        12,927
 3/31/2015         12,629                        12,972
 4/30/2015         12,579                        12,896
 5/31/2015         12,498                        12,822
 6/30/2015         12,275                        12,598
 7/31/2015         12,373                        12,677
 8/31/2015         12,288                        12,602
 9/30/2015         12,473                        12,665
10/31/2015         12,513                        12,725
11/30/2015         12,502                        12,697
12/31/2015         12,420                        12,600
 1/31/2016         12,547                        12,666
 2/29/2016         12,642                        12,771
 3/31/2016         12,918                        13,093
 4/30/2016         13,054                        13,253
 5/31/2016         13,037                        13,247
 6/30/2016         13,346                        13,549
 7/31/2016         13,500                        13,727
 8/31/2016         13,484                        13,754
 9/30/2016         13,477                        13,716
10/31/2016         13,340                        13,599
11/30/2016         12,885                        13,228
12/31/2016         12,921                        13,309
 1/31/2017         12,971                        13,354
 2/29/2017         13,110                        13,502
 3/31/2017         13,112                        13,481
 4/30/2017         13,278                        13,616
 5/31/2017         13,410                        13,763
 6/30/2017         13,396                        13,799
 7/31/2017         13,515                        13,900
 8/31/2017         13,653                        14,016
 9/30/2017         13,553                        13,985              Past performance is not predictive of
10/31/2017         13,614                        14,032              future performance.
                                                                     The returns shown do not reflect the
                                                                     deduction of taxes that a shareholder
         AVERAGE ANNUAL      ONE       FIVE        SINCE             would pay on fund distributions or the
         TOTAL RETURN        YEAR      YEARS     INCEPTION           redemption of fund shares.
         ------------------------------------------------------      Bloomberg Barclays data provided by
                             2.05%     2.87%       4.33%             Bloomberg.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA TARGETED CREDIT PORTFOLIO VS.
BLOOMBERG BARCLAYS GLOBAL AGGREGATE CREDIT 1-5 YEAR (HEDGED TO USD)
MAY 20, 2015-OCTOBER 31, 2017

                                      [CHART]

                                            Bloomberg Barclays Global Aggregate
                     DFA Targeted               Credit 1-5 year Bond Index
                   Credit Portfolio                  (Hedged to USD)
                  ------------------        -----------------------------------
 5/20/2015             $10,000                            $10,000
 5/31/2015              10,000                             10,015
 6/30/2015               9,941                              9,980
 7/31/2015               9,973                             10,006
 8/31/2015               9,957                              9,991
 9/30/2015              10,022                             10,003
10/31/2015              10,018                             10,028
11/30/2015              10,013                             10,031
12/31/2015               9,969                             10,008
 1/31/2016              10,016                             10,054
 2/29/2016              10,018                             10,071
 3/31/2016              10,149                             10,157
 4/30/2016              10,205                             10,195
 5/31/2016              10,200                             10,205
 6/30/2016              10,320                             10,278
 7/31/2016              10,379                             10,323
 8/31/2016              10,366                             10,335
 9/30/2016              10,380                             10,350
10/31/2016              10,358                             10,343
11/30/2016              10,222                             10,276
12/31/2016              10,238                             10,298
 1/31/2017              10,271                             10,328
 2/29/2017              10,319                             10,377
 3/31/2017              10,331                             10,383
 4/30/2017              10,400                             10,428
 5/31/2017              10,451                             10,468
 6/30/2017              10,443                             10,460
 7/31/2017              10,514                             10,512
 8/31/2017              10,546                             10,550
 9/30/2017              10,535                             10,542
10/31/2017              10,559                             10,569                  Past performance is not predictive of
                                                                                   future performance.
                                                                                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
            AVERAGE ANNUAL                  ONE            SINCE                   would pay on fund distributions or the
            TOTAL RETURN                    YEAR         INCEPTION                 redemption of fund shares.
            --------------------------------------------------------------         Bloomberg Barclays data provided by
                                            1.94%          2.25%                   Bloomberg.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT GRADE PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX
MARCH 7, 2011-OCTOBER 31, 2017

                                    [CHART]

                  DFA Investment Grade             Bloomberg Barclays U.S.
                        Portfolio                   Aggregate Bond Index
               ---------------------------        -------------------------
 3/07/2011              $10,000                          $10,000
 3/31/2011               10,040                           10,026
 4/30/2011               10,180                           10,153
 5/31/2011               10,330                           10,285
 6/30/2011               10,273                           10,255
 7/31/2011               10,505                           10,418
 8/31/2011               10,686                           10,570
 9/30/2011               10,725                           10,647
10/31/2011               10,735                           10,658
11/30/2011               10,694                           10,649
12/31/2011               10,831                           10,766
 1/31/2012               10,953                           10,861
 2/29/2012               10,963                           10,858
 3/31/2012               10,899                           10,799
 4/30/2012               11,042                           10,919
 5/31/2012               11,145                           11,017
 6/30/2012               11,140                           11,022
 7/31/2012               11,295                           11,174
 8/31/2012               11,336                           11,181
 9/30/2012               11,371                           11,196
10/31/2012               11,402                           11,218
11/30/2012               11,443                           11,236
12/31/2012               11,406                           11,220
 1/31/2013               11,322                           11,142
 2/28/2013               11,396                           11,197
 3/31/2013               11,418                           11,206
 4/30/2013               11,533                           11,320
 5/31/2013               11,313                           11,118
 6/30/2013               11,045                           10,946
 7/31/2013               11,098                           10,961
 8/31/2013               10,982                           10,905
 9/30/2013               11,116                           11,008
10/31/2013               11,222                           11,097
11/30/2013               11,180                           11,055
12/31/2013               11,078                           10,993
 1/31/2014               11,314                           11,155
 2/28/2014               11,367                           11,215
 3/31/2014               11,349                           11,196
 4/30/2014               11,446                           11,290
 5/31/2014               11,596                           11,419
 6/30/2014               11,583                           11,424
 7/31/2014               11,561                           11,396
 8/31/2014               11,702                           11,522
 9/30/2014               11,595                           11,443
10/31/2014               11,704                           11,556
11/30/2014               11,801                           11,638
12/31/2014               11,768                           11,649
 1/31/2015               12,119                           11,893
 2/28/2015               11,976                           11,781
 3/31/2015               12,053                           11,836
 4/30/2015               12,020                           11,793
 5/31/2015               11,987                           11,765
 6/30/2015               11,847                           11,637
 7/31/2015               11,936                           11,718
 8/31/2015               11,891                           11,701
 9/30/2015               12,028                           11,780
10/31/2015               12,028                           11,782
11/30/2015               12,017                           11,751
12/31/2015               11,957                           11,713
 1/31/2016               12,125                           11,874
 2/29/2016               12,204                           11,958
 3/31/2016               12,358                           12,068
 4/30/2016               12,415                           12,114
 5/31/2016               12,392                           12,117
 6/30/2016               12,645                           12,335
 7/31/2016               12,713                           12,413
 8/31/2016               12,668                           12,399
 9/30/2016               12,686                           12,392
10/31/2016               12,583                           12,297
11/30/2016               12,253                           12,006
12/31/2016               12,265                           12,023
 1/31/2017               12,299                           12,047
 2/29/2017               12,391                           12,127
 3/31/2017               12,398                           12,121
 4/30/2017               12,513                           12,215
 5/31/2017               12,606                           12,309
 6/30/2017               12,583                           12,296
 7/31/2017               12,664                           12,349
 8/31/2017               12,780                           12,460
 9/30/2017               12,680                           12,401               Past performance is not predictive of
10/31/2017               12,692                           12,408               future performance.
                                                                               The returns shown do not reflect the
                                                                               deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE         FIVE          SINCE                would pay on fund distributions or the
          TOTAL RETURN          YEAR        YEARS       INCEPTION              redemption of fund shares.
          --------------------------------------------------------------       Bloomberg Barclays data provided by
                                0.86%       2.17%         3.65%                Bloomberg.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA DIVERSIFIED FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX
AUGUST 10, 2016-OCTOBER 31, 2017

                                    [CHART]

            DFA Diversified Fixed       Bloomberg Barclays U.S. Intermediate
               Income Portfolio               Government Bond Index
           -----------------------      ------------------------------------
 8/10/2016           $10,000                          $10,000
 8/31/2016             9,980                            9,968
 9/30/2016             9,996                            9,985
10/31/2016             9,936                            9,937
11/30/2016             9,755                            9,770
12/31/2016             9,755                            9,767
 1/31/2017             9,785                            9,787
 2/28/2017             9,825                            9,815
 3/31/2017             9,829                            9,820
 4/30/2017             9,880                            9,871
 5/31/2017             9,920                            9,910
 6/30/2017             9,895                            9,884
 7/31/2017             9,925                            9,916
 8/31/2017             9,996                            9,976
 9/30/2017             9,910                            9,918
10/31/2017             9,930                            9,906                   Past performance is not predictive of
                                                                                future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
           AVERAGE ANNUAL                   ONE           SINCE                 would pay on fund distributions or the
           TOTAL RETURN                     YEAR        INCEPTION               redemption of fund shares.
           -------------------------------------------------------------        Bloomberg Barclays data provided by
                                           -0.05%        -0.57%                 Bloomberg.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA LTIP PORTFOLIO - INSTITUTIONAL CLASS VS.
CITI U.S. INFLATION-LINKED SECURITIES INDEX, 20+ YEARS
MARCH 7, 2012-OCTOBER 31, 2017

                             [CHART]

                                            Citi U.S. Inflation-
                 DFA LTIP Portfolio -     Linked Securities Index,
                 Institutional Class             20+ Years
                ---------------------    -------------------------
 3/07/2012              $10,000                   $10,000
 3/31/2012                9,770                     9,821
 4/30/2012               10,310                    10,266
 5/31/2012               10,890                    10,921
 6/30/2012               10,751                    10,847
 7/31/2012               11,403                    11,424
 8/31/2012               11,152                    11,175
 9/30/2012               11,092                    11,148
10/31/2012               11,423                    11,432
11/30/2012               11,464                    11,528
12/31/2012               11,239                    11,314
 1/31/2013               10,847                    10,952
 2/28/2013               10,817                    10,947
 3/31/2013               10,666                    10,809
 4/30/2013               11,159                    11,318
 5/31/2013                9,842                    10,024
 6/30/2013                9,044                     9,391
 7/31/2013                9,014                     9,290
 8/31/2013                8,659                     9,022
 9/30/2013                8,881                     9,195
10/31/2013                8,963                     9,258
11/30/2013                8,545                     8,887
12/31/2013                8,309                     8,696
 1/31/2014                8,963                     9,275
 2/28/2014                8,983                     9,321
 3/31/2014                9,075                     9,416
 4/30/2014                9,423                     9,747
 5/31/2014                9,893                    10,169
 6/30/2014                9,981                    10,258
 7/31/2014               10,097                    10,411
 8/31/2014               10,432                    10,698
 9/30/2014                9,762                    10,063
10/31/2014               10,059                    10,362
11/30/2014               10,281                    10,486
12/31/2014               10,356                    10,637
 1/31/2015               10,727                    11,406
 2/28/2015               10,282                    11,024
 3/31/2015               10,176                    10,893
 4/30/2015               10,123                    10,835
 5/31/2015                9,700                    10,453
 6/30/2015                9,318                    10,049
 7/31/2015                9,562                    10,241
 8/31/2015                9,318                    10,045
 9/30/2015                9,058                     9,719
10/31/2015                9,250                     9,907
11/30/2015                9,271                     9,917
12/31/2015                9,047                     9,745
 1/31/2016                9,346                     9,990
 2/29/2016                9,623                    10,295
 3/31/2016               10,028                    10,694
 4/30/2016               10,071                    10,753
 5/31/2016                9,911                    10,618
 6/30/2016               10,499                    11,143
 7/31/2016               10,918                    11,584
 8/31/2016               10,929                    11,607
 9/30/2016               10,920                    11,496
10/31/2016               10,628                    11,277
11/30/2016               10,086                    10,824
12/31/2016                9,986                    10,665
 1/31/2017               10,118                    10,803
 2/28/2017               10,260                    10,975
 3/31/2017               10,176                    10,892
 4/30/2017               10,275                    11,033
 5/31/2017               10,264                    11,027
 6/30/2017               10,112                    10,848
 7/31/2017               10,123                    10,848
 8/31/2017               10,444                    11,173
 9/30/2017               10,293                    11,054             Past performance is not predictive of
10/31/2017               10,360                    11,110             future performance.
                                                                      The returns shown do not reflect the
                                                                      deduction of taxes that a shareholder
        AVERAGE ANNUAL       ONE       FIVE         SINCE             would pay on fund distributions or the
        TOTAL RETURN         YEAR      YEARS      INCEPTION           redemption of fund shares.
        --------------------------------------------------------      Citi fixed income indices copyright 2017
                            -2.52%     -1.94%       0.63%             by Citigroup.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INFLATION-PROTECTED SECURITIES PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

             DFA Inflation-Protected               Bloomberg Barclays
               Securities Portfolio                  U.S. TIPS Index
            -------------------------             --------------------
10/31/2007           $10,000                            $10,000
11/30/2007            10,425                             10,397
12/31/2007            10,385                             10,380
 1/31/2008            10,833                             10,792
 2/29/2008            11,018                             10,924
 3/31/2008            11,041                             10,918
 4/30/2008            10,776                             10,688
 5/31/2008            10,766                             10,722
 6/30/2008            10,979                             10,887
 7/31/2008            10,909                             10,832
 8/31/2008            10,989                             10,920
 9/30/2008            10,540                             10,502
10/31/2008             9,601                              9,589
11/30/2008             9,632                              9,657
12/31/2008            10,238                             10,136
 1/31/2009            10,362                             10,307
 2/28/2009            10,114                             10,105
 3/31/2009            10,764                             10,695
 4/30/2009            10,599                             10,496
 5/31/2009            10,754                             10,717
 6/30/2009            10,764                             10,766
 7/31/2009            10,795                             10,774
 8/31/2009            10,899                             10,868
 9/30/2009            11,126                             11,097
10/31/2009            11,301                             11,233
11/30/2009            11,611                             11,546
12/31/2009            11,366                             11,293
 1/31/2010            11,543                             11,474
 2/28/2010            11,439                             11,342
 3/31/2010            11,423                             11,356
 4/30/2010            11,726                             11,626
 5/31/2010            11,716                             11,625
 6/30/2010            11,907                             11,791
 7/31/2010            11,917                             11,808
 8/31/2010            12,128                             12,011
 9/30/2010            12,258                             12,083
10/31/2010            12,576                             12,404
11/30/2010            12,375                             12,194
12/31/2010            12,140                             12,005
 1/31/2011            12,204                             12,029
 2/28/2011            12,279                             12,132
 3/31/2011            12,391                             12,255
 4/30/2011            12,704                             12,563
 5/31/2011            12,791                             12,601
 6/30/2011            12,903                             12,703
 7/31/2011            13,443                             13,200
 8/31/2011            13,575                             13,308
 9/30/2011            13,523                             13,276
10/31/2011            13,757                             13,524
11/30/2011            13,890                             13,628
12/31/2011            13,905                             13,633
 1/31/2012            14,223                             13,946
 2/29/2012            14,178                             13,900
 3/31/2012            14,030                             13,751
 4/30/2012            14,348                             14,029
 5/31/2012            14,576                             14,264
 6/30/2012            14,493                             14,184
 7/31/2012            14,746                             14,453
 8/31/2012            14,746                             14,412
 9/30/2012            14,850                             14,485
10/31/2012            14,953                             14,610
11/30/2012            15,045                             14,680
12/31/2012            14,941                             14,585
 1/31/2013            14,836                             14,486
 2/28/2013            14,859                             14,491
 3/31/2013            14,906                             14,532
 4/30/2013            15,023                             14,647
 5/31/2013            14,357                             14,009
 6/30/2013            13,721                             13,507
 7/31/2013            13,874                             13,605
 8/31/2013            13,616                             13,407
 9/30/2013            13,897                             13,602
10/31/2013            13,968                             13,676
11/30/2013            13,814                             13,528
12/31/2013            13,556                             13,329
 1/31/2014            13,875                             13,593
 2/28/2014            13,923                             13,654
 3/31/2014            13,816                             13,589
 4/30/2014            14,017                             13,772
 5/31/2014            14,325                             14,064
 6/30/2014            14,365                             14,106
 7/31/2014            14,353                             14,110
 8/31/2014            14,425                             14,172
 9/30/2014            14,040                             13,818
10/31/2014            14,161                             13,936
11/30/2014            14,221                             13,972
12/31/2014            14,012                             13,814
 1/31/2015            14,519                             14,249
 2/28/2015            14,314                             14,078
 3/31/2015            14,266                             14,011
 4/30/2015            14,374                             14,114
 5/31/2015            14,241                             13,998
 6/30/2015            14,109                             13,862
 7/31/2015            14,181                             13,891
 8/31/2015            14,048                             13,785
 9/30/2015            13,998                             13,703
10/31/2015            14,022                             13,738
11/30/2015            13,998                             13,725
12/31/2015            13,841                             13,616
 1/31/2016            14,108                             13,818
 2/29/2016            14,279                             13,972
 3/31/2016            14,534                             14,223
 4/30/2016            14,571                             14,272
 5/31/2016            14,449                             14,171
 6/30/2016            14,786                             14,466
 7/31/2016            14,871                             14,591
 8/31/2016            14,786                             14,526
 9/30/2016            14,931                             14,605
10/31/2016            14,858                             14,547
11/30/2016            14,501                             14,268
12/31/2016            14,487                             14,254
 1/31/2017            14,648                             14,373
 2/29/2017            14,710                             14,441
 3/31/2017            14,704                             14,433
 4/30/2017            14,816                             14,519
 5/31/2017            14,816                             14,513
 6/30/2017            14,655                             14,375
 7/31/2017            14,767                             14,439
 8/31/2017            14,930                             14,593
 9/30/2017            14,781                             14,499           Past performance is not predictive of
10/31/2017            14,818                             14,530           future performance.
                                                                          The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE        FIVE         TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR       YEARS       YEARS             redemption of fund shares.
          ---------------------------------------------------------       Bloomberg Barclays data provided by
                                -0.26%      -0.18%      4.01%             Bloomberg.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA SHORT DURATION REAL RETURN PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS 1-5 YEARS INDEX
NOVEMBER 5, 2013-OCTOBER 31, 2017

                            [CHART]

            DFA Short Duration Real      Bloomberg Barclays U.S. TIPS
              Return Portfolio                1-5 Years Index
           -------------------------    ------------------------------
 11/05/2013         $10,000                        $10,000
 11/30/2013           9,990                         10,020
 12/31/2013           9,930                          9,969
  1/31/2014           9,980                         10,009
  2/28/2014          10,040                         10,037
  3/31/2014          10,020                          9,989
  4/30/2014          10,060                         10,050
  5/31/2014          10,170                         10,135
  6/30/2014          10,221                         10,171
  7/31/2014          10,160                         10,136
  8/31/2014          10,140                         10,121
  9/30/2014          10,030                         10,015
 10/31/2014          10,020                         10,019
 11/30/2014           9,990                         10,004
 12/31/2014           9,836                          9,856
  1/31/2015           9,957                          9,968
  2/28/2015           9,967                          9,938
  3/31/2015           9,906                          9,901
  4/30/2015           9,987                          9,978
  5/31/2015           9,967                          9,971
  6/30/2015           9,927                          9,963
  7/31/2015           9,896                          9,930
  8/31/2015           9,856                          9,902
  9/30/2015           9,856                          9,892
 10/31/2015           9,896                          9,890
 11/30/2015           9,896                          9,870
 12/31/2015           9,881                          9,842
  1/31/2016           9,891                          9,912
  2/29/2016           9,891                          9,938
  3/31/2016          10,055                         10,054
  4/30/2016          10,086                         10,058
  5/31/2016          10,065                         10,038
  6/30/2016          10,157                         10,149
  7/31/2016          10,167                         10,140
  8/31/2016          10,157                         10,104
  9/30/2016          10,229                         10,177
 10/31/2016          10,260                         10,182
 11/30/2016          10,188                         10,118
 12/31/2016          10,240                         10,151
  1/31/2017          10,302                         10,205
  2/29/2017          10,333                         10,214
  3/31/2017          10,343                         10,230
  4/30/2017          10,333                         10,231
  5/31/2017          10,323                         10,222
  6/30/2017          10,292                         10,171
  7/31/2017          10,333                         10,203
  8/31/2017          10,354                         10,234
  9/30/2017          10,375                         10,219                Past performance is not predictive of
 10/31/2017          10,406                         10,236                future performance.
                                                                          The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
            AVERAGE ANNUAL         ONE            SINCE                   would pay on fund distributions or the
            TOTAL RETURN           YEAR         INCEPTION                 redemption of fund shares.
            -----------------------------------------------------         Bloomberg Barclays data provided by
                                   1.42%          1.00%                   Bloomberg.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA MUNICIPAL REAL RETURN PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 4, 2014-OCTOBER 31, 2017

                             [CHART]

                                           S&P Intermediate Term
               DFA Municipal Real       National AMT-Free Municipal
                Return Portfolio                Bond Index
              --------------------      ---------------------------
11/04/2014           $10,000                     $10,000
11/30/2014             9,910                      10,027
12/31/2014             9,760                      10,067
 1/31/2015             9,950                      10,213
 2/28/2015             9,894                      10,121
 3/31/2015             9,786                      10,138
 4/30/2015             9,832                      10,103
 5/31/2015             9,760                      10,067
 6/30/2015             9,798                      10,063
 7/31/2015             9,756                      10,130
 8/31/2015             9,753                      10,144
 9/30/2015             9,711                      10,211
10/31/2015             9,802                      10,247
11/30/2015             9,838                      10,280
12/31/2015             9,866                      10,344
 1/31/2016             9,911                      10,460
 2/29/2016             9,917                      10,466
 3/31/2016             9,990                      10,488
 4/30/2016            10,050                      10,551
 5/31/2016             9,977                      10,557
 6/30/2016            10,057                      10,692
 7/31/2016            10,068                      10,695
 8/31/2016            10,087                      10,711
 9/30/2016            10,135                      10,670
10/31/2016            10,136                      10,592
11/30/2016             9,890                      10,260
12/31/2016            10,021                      10,358
 1/31/2017            10,126                      10,408
 2/28/2017            10,155                      10,467
 3/31/2017            10,180                      10,488
 4/30/2017            10,211                      10,560
 5/31/2017            10,253                      10,691
 6/30/2017            10,182                      10,655
 7/31/2017            10,255                      10,729
 8/31/2017            10,279                      10,811               Past performance is not predictive of
 9/30/2017            10,257                      10,768               future performance.
10/31/2017            10,280                      10,776               The returns shown do not reflect the
                                                                       deduction of taxes that a shareholder
                                                                       would pay on fund distributions or the
          AVERAGE ANNUAL              ONE          SINCE               redemption of fund shares.
          TOTAL RETURN                YEAR       INCEPTION             Copyright 2017 S&P Dow Jones Indices
          ------------------------------------------------------       LLC, a division of S&P Global. All rights
                                      1.42%        0.93%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
MARCH 10, 2015-OCTOBER 31, 2017

                             [CHART]

                                         S&P Intermediate Term
                  DFA Municipal       National AMT-Free Municipal
                 Bond Portfolio              Bond Index
                ----------------      ---------------------------
  3/10/2015          $10,000                  $10,000
  3/31/2015           10,060                   10,072
  4/30/2015           10,024                   10,037
  5/31/2015            9,984                   10,001
  6/30/2015            9,994                    9,997
  7/31/2015           10,052                   10,065
  8/31/2015           10,062                   10,078
  9/30/2015           10,132                   10,145
 10/31/2015           10,183                   10,181
 11/30/2015           10,180                   10,213
 12/31/2015           10,211                   10,277
  1/31/2016           10,358                   10,392
  2/29/2016           10,385                   10,398
  3/31/2016           10,348                   10,419
  4/30/2016           10,398                   10,482
  5/31/2016           10,377                   10,488
  6/30/2016           10,457                   10,622
  7/31/2016           10,477                   10,626
  8/31/2016           10,475                   10,642
  9/30/2016           10,440                   10,601
 10/31/2016           10,409                   10,523
 11/30/2016           10,184                   10,193
 12/31/2016           10,242                   10,291
  1/31/2017           10,306                   10,340
  2/28/2017           10,364                   10,399
  3/31/2017           10,357                   10,419
  4/30/2017           10,417                   10,491
  5/31/2017           10,489                   10,622
  6/30/2017           10,458                   10,586
  7/31/2017           10,510                   10,660                Past performance is not predictive of
  8/31/2017           10,552                   10,740                future performance.
  9/30/2017           10,498                   10,698                The returns shown do not reflect the
 10/31/2017           10,488                   10,706                deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
         AVERAGE ANNUAL              ONE          SINCE              redemption of fund shares.
         TOTAL RETURN                YEAR       INCEPTION            Copyright 2017 S&P Dow Jones Indices
         ------------------------------------------------------      LLC, a division of S&P Global. All rights
                                     0.76%        1.82%              reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US MUNICIPAL SECURITIES INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

             DFA Short-Term Municipal              ICE BofAML 1-3 Year
                  Bond Portfolio                      US Municipal
                                                   Securities Index
            --------------------------           -----------------------
10/31/2007           $10,000                            $10,000
11/30/2007            10,026                             10,057
12/31/2007            10,059                             10,115
 1/31/2008            10,109                             10,287
 2/29/2008            10,090                             10,202
 3/31/2008            10,127                             10,320
 4/30/2008            10,132                             10,324
 5/31/2008            10,156                             10,360
 6/30/2008            10,139                             10,336
 7/31/2008            10,184                             10,426
 8/31/2008            10,229                             10,484
 9/30/2008            10,155                             10,401
10/31/2008            10,190                             10,448
11/30/2008            10,274                             10,553
12/31/2008            10,351                             10,638
 1/31/2009            10,474                             10,769
 2/28/2009            10,447                             10,758
 3/31/2009            10,493                             10,810
 4/30/2009            10,523                             10,840
 5/31/2009            10,511                             10,864
 6/30/2009            10,518                             10,885
 7/31/2009            10,619                             10,956
 8/31/2009            10,606                             10,960
 9/30/2009            10,665                             11,021
10/31/2009            10,629                             11,022
11/30/2009            10,729                             11,076
12/31/2009            10,733                             11,085
 1/31/2010            10,764                             11,115
 2/28/2010            10,796                             11,143
 3/31/2010            10,736                             11,112
 4/30/2010            10,764                             11,147
 5/31/2010            10,812                             11,185
 6/30/2010            10,838                             11,211
 7/31/2010            10,917                             11,259
 8/31/2010            10,964                             11,282
 9/30/2010            10,925                             11,270
10/31/2010            10,920                             11,276
11/30/2010            10,892                             11,247
12/31/2010            10,851                             11,228
 1/31/2011            10,851                             11,249
 2/28/2011            10,874                             11,276
 3/31/2011            10,912                             11,303
 4/30/2011            10,957                             11,333
 5/31/2011            11,004                             11,379
 6/30/2011            11,018                             11,403
 7/31/2011            11,056                             11,433
 8/31/2011            11,113                             11,462
 9/30/2011            11,084                             11,457
10/31/2011            11,055                             11,446
11/30/2011            11,067                             11,461
12/31/2011            11,109                             11,494
 1/31/2012            11,142                             11,522
 2/29/2012            11,163                             11,550
 3/31/2012            11,134                             11,543
 4/30/2012            11,158                             11,556
 5/31/2012            11,160                             11,564
 6/30/2012            11,173                             11,572
 7/31/2012            11,187                             11,590
 8/31/2012            11,198                             11,598
 9/30/2012            11,200                             11,610
10/31/2012            11,200                             11,611
11/30/2012            11,200                             11,620
12/31/2012            11,190                             11,612
 1/31/2013            11,201                             11,636
 2/28/2013            11,209                             11,658
 3/31/2013            11,210                             11,664
 4/30/2013            11,219                             11,671
 5/31/2013            11,216                             11,669
 6/30/2013            11,192                             11,643
 7/31/2013            11,201                             11,669
 8/31/2013            11,198                             11,674
 9/30/2013            11,216                             11,697
10/31/2013            11,247                             11,721
11/30/2013            11,244                             11,733
12/31/2013            11,242                             11,736
 1/31/2014            11,275                             11,760
 2/28/2014            11,300                             11,784
 3/31/2014            11,254                             11,766
 4/30/2014            11,273                             11,783
 5/31/2014            11,303                             11,800
 6/30/2014            11,301                             11,806
 7/31/2014            11,309                             11,811
 8/31/2014            11,350                             11,822
 9/30/2014            11,336                             11,820
10/31/2014            11,345                             11,827
11/30/2014            11,353                             11,833
12/31/2014            11,305                             11,821
 1/31/2015            11,405                             11,857
 2/28/2015            11,355                             11,858
 3/31/2015            11,355                             11,851
 4/30/2015            11,351                             11,853
 5/31/2015            11,326                             11,843
 6/30/2015            11,357                             11,853
 7/31/2015            11,388                             11,880
 8/31/2015            11,396                             11,897
 9/30/2015            11,427                             11,920
10/31/2015            11,459                             11,937
11/30/2015            11,439                             11,913
12/31/2015            11,436                             11,911
 1/31/2016            11,517                             11,966
 2/29/2016            11,545                             11,994
 3/31/2016            11,501                             11,971
 4/30/2016            11,530                             11,993
 5/31/2016            11,517                             11,985
 6/30/2016            11,570                             12,027
 7/31/2016            11,602                             12,051
 8/31/2016            11,588                             12,044
 9/30/2016            11,550                             12,006
10/31/2016            11,537                             12,007
11/30/2016            11,421                             11,932
12/31/2016            11,441                             11,950
 1/31/2017            11,507                             12,003
 2/28/2017            11,549                             12,054
 3/31/2017            11,539                             12,047
 4/30/2017            11,570                             12,074
 5/31/2017            11,614                             12,103
 6/30/2017            11,589                             12,087
 7/31/2017            11,621                             12,123
 8/31/2017            11,643                             12,157             Past performance is not predictive of
 9/30/2017            11,626                             12,138             future performance.
10/31/2017            11,614                             12,127             The returns shown do not reflect the
                                                                            deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE         FIVE         TEN                would pay on fund distributions or the
          TOTAL RETURN          YEAR        YEARS       YEARS               redemption of fund shares.
          ----------------------------------------------------------        ICE BofAML index data copyright 2017
                                0.67%       0.73%       1.51%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
MARCH 1, 2012-OCTOBER 31, 2017

                                    [CHART]

            DFA Intermediate-Term Municipal     S&P Intermediate Term National
                   Bond Portfolio               AMT-Free Municipal Bond Index
            -------------------------------    --------------------------------
  3/1/2012             $10,000                             $10,000
 3/31/2012               9,860                               9,930
 4/30/2012               9,957                              10,029
 5/31/2012              10,012                              10,093
 6/30/2012               9,974                              10,082
 7/31/2012              10,066                              10,209
 8/31/2012              10,055                              10,219
 9/30/2012              10,106                              10,278
10/31/2012              10,113                              10,288
11/30/2012              10,225                              10,425
12/31/2012              10,114                              10,292
 1/31/2013              10,124                              10,338
 2/28/2013              10,160                              10,378
 3/31/2013              10,128                              10,329
 4/30/2013              10,227                              10,420
 5/31/2013              10,053                              10,300
 6/30/2013               9,828                              10,061
 7/31/2013               9,828                              10,026
 8/31/2013               9,704                               9,911
 9/30/2013               9,928                              10,084
10/31/2013              10,022                              10,163
11/30/2013               9,954                              10,143
12/31/2013               9,907                              10,116
 1/31/2014              10,070                              10,278
 2/28/2014              10,177                              10,379
 3/31/2014              10,101                              10,359
 4/30/2014              10,228                              10,467
 5/31/2014              10,325                              10,560
 6/30/2014              10,299                              10,552
 7/31/2014              10,324                              10,573
 8/31/2014              10,430                              10,676
 9/30/2014              10,392                              10,672
10/31/2014              10,457                              10,718
11/30/2014              10,459                              10,724
12/31/2014              10,450                              10,767
 1/31/2015              10,658                              10,923
 2/28/2015              10,526                              10,825
 3/31/2015              10,540                              10,843
 4/30/2015              10,510                              10,805
 5/31/2015              10,471                              10,767
 6/30/2015              10,472                              10,763
 7/31/2015              10,536                              10,835
 8/31/2015              10,559                              10,850
 9/30/2015              10,634                              10,921
10/31/2015              10,679                              10,960
11/30/2015              10,678                              10,994
12/31/2015              10,722                              11,063
 1/31/2016              10,858                              11,187
 2/29/2016              10,887                              11,194
 3/31/2016              10,850                              11,217
 4/30/2016              10,913                              11,285
 5/31/2016              10,882                              11,291
 6/30/2016              10,989                              11,435
 7/31/2016              11,012                              11,439
 8/31/2016              11,002                              11,456
 9/30/2016              10,958                              11,412
10/31/2016              10,917                              11,328
11/30/2016              10,652                              10,973
12/31/2016              10,706                              11,078
 1/31/2017              10,782                              11,132
 2/28/2017              10,846                              11,194
 3/31/2017              10,851                              11,217
 4/30/2017              10,915                              11,294
 5/31/2017              11,014                              11,435
 6/30/2017              10,962                              11,396
 7/31/2017              11,028                              11,476
 8/31/2017              11,074                              11,562                 Past performance is not predictive of
 9/30/2017              11,008                              11,517                 future performance.
10/31/2017              11,000                              11,525                 The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          SINCE                 redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS       INCEPTION               Copyright 2017 S&P Dow Jones Indices
           ----------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                  0.75%        1.69%         1.70%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO VS.
ICE BOFAML 1-3 YEAR CALIFORNIA INCLUDING PUERTO RICO MUNICIPAL SECURITIES INDEX OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

               DFA California Short-Term              ICE BofAML 1-3 Year
               Municipal Bond Portfolio        California including Puerto Rico
                                                  Municipal Securities Index
              --------------------------       --------------------------------
10/31/2007               $10,000                           $10,000
11/30/2007                10,033                            10,052
12/31/2007                10,063                            10,111
 1/31/2008                10,123                            10,275
 2/29/2008                10,100                            10,194
 3/31/2008                10,148                            10,307
 4/30/2008                10,145                            10,313
 5/31/2008                10,161                            10,354
 6/30/2008                10,148                            10,333
 7/31/2008                10,196                            10,425
 8/31/2008                10,255                            10,489
 9/30/2008                10,154                            10,400
10/31/2008                10,178                            10,427
11/30/2008                10,284                            10,521
12/31/2008                10,377                            10,579
 1/31/2009                10,521                            10,694
 2/28/2009                10,497                            10,701
 3/31/2009                10,533                            10,749
 4/30/2009                10,575                            10,799
 5/31/2009                10,563                            10,830
 6/30/2009                10,551                            10,834
 7/31/2009                10,663                            10,912
 8/31/2009                10,673                            10,916
 9/30/2009                10,742                            10,993
10/31/2009                10,678                            10,988
11/30/2009                10,789                            11,051
12/31/2009                10,784                            11,060
 1/31/2010                10,815                            11,086
 2/28/2010                10,850                            11,115
 3/31/2010                10,791                            11,092
 4/30/2010                10,842                            11,131
 5/31/2010                10,878                            11,170
 6/30/2010                10,905                            11,198
 7/31/2010                10,997                            11,257
 8/31/2010                11,044                            11,291
 9/30/2010                11,018                            11,283
10/31/2010                11,013                            11,284
11/30/2010                10,954                            11,238
12/31/2010                10,913                            11,206
 1/31/2011                10,923                            11,232
 2/28/2011                10,948                            11,271
 3/31/2011                10,987                            11,302
 4/30/2011                11,025                            11,327
 5/31/2011                11,084                            11,374
 6/30/2011                11,099                            11,408
 7/31/2011                11,136                            11,444
 8/31/2011                11,188                            11,473
 9/30/2011                11,170                            11,468
10/31/2011                11,132                            11,455
11/30/2011                11,152                            11,471
12/31/2011                11,205                            11,502
 1/31/2012                11,238                            11,529
 2/29/2012                11,260                            11,556
 3/31/2012                11,243                            11,549
 4/30/2012                11,257                            11,559
 5/31/2012                11,270                            11,567
 6/30/2012                11,273                            11,580
 7/31/2012                11,299                            11,599
 8/31/2012                11,309                            11,605
 9/30/2012                11,311                            11,611
10/31/2012                11,311                            11,615
11/30/2012                11,320                            11,627
12/31/2012                11,311                            11,608
 1/31/2013                11,321                            11,638
 2/28/2013                11,328                            11,659
 3/31/2013                11,339                            11,661
 4/30/2013                11,349                            11,667
 5/31/2013                11,337                            11,663
 6/30/2013                11,302                            11,636
 7/31/2013                11,321                            11,670
 8/31/2013                11,307                            11,661
 9/30/2013                11,348                            11,669
10/31/2013                11,390                            11,690
11/30/2013                11,387                            11,700
12/31/2013                11,384                            11,700
 1/31/2014                11,418                            11,718
 2/28/2014                11,443                            11,743
 3/31/2014                11,398                            11,727
 4/30/2014                11,427                            11,746
 5/31/2014                11,458                            11,770
 6/30/2014                11,455                            11,779
 7/31/2014                11,462                            11,780
 8/31/2014                11,503                            11,790
 9/30/2014                11,487                            11,794
10/31/2014                11,506                            11,797
11/30/2014                11,502                            11,803
12/31/2014                11,475                            11,796
 1/31/2015                11,565                            11,830
 2/28/2015                11,522                            11,835
 3/31/2015                11,522                            11,830
 4/30/2015                11,506                            11,834
 5/31/2015                11,479                            11,827
 6/30/2015                11,508                            11,824
 7/31/2015                11,538                            11,856
 8/31/2015                11,545                            11,872
 9/30/2015                11,586                            11,900
10/31/2015                11,606                            11,914
11/30/2015                11,596                            11,886
12/31/2015                11,592                            11,883
 1/31/2016                11,672                            11,940
 2/29/2016                11,700                            11,967
 3/31/2016                11,666                            11,944
 4/30/2016                11,696                            11,961
 5/31/2016                11,670                            11,955
 6/30/2016                11,723                            11,996
 7/31/2016                11,754                            12,017
 8/31/2016                11,739                            12,013
 9/30/2016                11,711                            11,970
10/31/2016                11,698                            11,972
11/30/2016                11,581                            11,893
12/31/2016                11,600                            11,910
 1/31/2017                11,655                            11,967
 2/28/2017                11,695                            12,014
 3/31/2017                11,685                            12,005
 4/30/2017                11,726                            12,032
 5/31/2017                11,769                            12,059
 6/30/2017                11,744                            12,042
 7/31/2017                11,785                            12,076
 8/31/2017                11,808                            12,105
 9/30/2017                11,780                            12,087                 Past performance is not predictive of
10/31/2017                11,778                            12,075                 future performance.
                                                                                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
            AVERAGE ANNUAL         ONE          FIVE          TEN                  would pay on fund distributions or the
            TOTAL RETURN           YEAR         YEARS        YEARS                 redemption of fund shares.
            --------------------------------------------------------------         ICE BofAML index data copyright 2017
                                   0.68%        0.81%        1.65%                 ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 29, 2011-OCTOBER 31, 2017

                                    [CHART]

            DFA California Intermediate-Term   S&P Intermediate Term California
                Municipal Bond Portfolio         AMT-Free Municipal Bond Index
            --------------------------------   --------------------------------
11/29/2011               $10,000                           $10,000
11/30/2011                10,000                            10,005
12/31/2011                10,155                            10,197
 1/31/2012                10,255                            10,401
 2/29/2012                10,226                            10,408
 3/31/2012                10,114                            10,321
 4/30/2012                10,216                            10,424
 5/31/2012                10,268                            10,495
 6/30/2012                10,262                            10,480
 7/31/2012                10,373                            10,610
 8/31/2012                10,366                            10,628
 9/30/2012                10,419                            10,703
10/31/2012                10,421                            10,718
11/30/2012                10,556                            10,874
12/31/2012                10,441                            10,745
 1/31/2013                10,471                            10,798
 2/28/2013                10,491                            10,839
 3/31/2013                10,462                            10,790
 4/30/2013                10,546                            10,881
 5/31/2013                10,425                            10,759
 6/30/2013                10,213                            10,505
 7/31/2013                10,236                            10,471
 8/31/2013                10,145                            10,388
 9/30/2013                10,343                            10,607
10/31/2013                10,430                            10,699
11/30/2013                10,381                            10,681
12/31/2013                10,365                            10,663
 1/31/2014                10,530                            10,859
 2/28/2014                10,618                            10,984
 3/31/2014                10,531                            10,971
 4/30/2014                10,681                            11,094
 5/31/2014                10,780                            11,208
 6/30/2014                10,776                            11,204
 7/31/2014                10,802                            11,233
 8/31/2014                10,922                            11,349
 9/30/2014                10,875                            11,352
10/31/2014                10,932                            11,399
11/30/2014                10,947                            11,402
12/31/2014                10,930                            11,454
 1/31/2015                11,149                            11,624
 2/28/2015                11,031                            11,522
 3/31/2015                11,047                            11,543
 4/30/2015                11,019                            11,500
 5/31/2015                10,970                            11,474
 6/30/2015                10,984                            11,469
 7/31/2015                11,051                            11,548
 8/31/2015                11,065                            11,575
 9/30/2015                11,154                            11,655
10/31/2015                11,200                            11,690
11/30/2015                11,190                            11,726
12/31/2015                11,235                            11,799
 1/31/2016                11,365                            11,924
 2/29/2016                11,396                            11,936
 3/31/2016                11,359                            11,965
 4/30/2016                11,424                            12,034
 5/31/2016                11,395                            12,038
 6/30/2016                11,504                            12,190
 7/31/2016                11,528                            12,187
 8/31/2016                11,520                            12,206
 9/30/2016                11,476                            12,150
10/31/2016                11,435                            12,058
11/30/2016                11,145                            11,668
12/31/2016                11,201                            11,782
 1/31/2017                11,290                            11,843
 2/28/2017                11,355                            11,911
 3/31/2017                11,360                            11,934
 4/30/2017                11,426                            12,009
 5/31/2017                11,526                            12,153
 6/30/2017                11,485                            12,119
 7/31/2017                11,563                            12,196
 8/31/2017                11,599                            12,272                 Past performance is not predictive of
 9/30/2017                11,543                            12,223                 future performance.
10/31/2017                11,546                            12,237                 The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          SINCE                 redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS       INCEPTION               Copyright 2017 S&P Dow Jones Indices
           ----------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                  0.97%        2.07%         2.46%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA NY MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NEW YORK AMT-FREE MUNICIPAL BOND INDEX
JUNE 16, 2015-OCTOBER 31, 2017

                             [CHART]

                                        S&P Intermediate Term
              DFA NY Municipal       New York AMT-Free Municipal
               Bond Portfolio               Bond Index
             ------------------      ---------------------------
 6/16/2015        $10,000                     $10,000
 6/30/2015         10,000                      10,015
 7/31/2015         10,052                      10,090
 8/31/2015         10,072                      10,112
 9/30/2015         10,143                      10,177
10/31/2015         10,175                      10,216
11/30/2015         10,184                      10,251
12/31/2015         10,212                      10,321
 1/31/2016         10,340                      10,442
 2/29/2016         10,358                      10,450
 3/31/2016         10,330                      10,469
 4/30/2016         10,389                      10,539
 5/31/2016         10,368                      10,543
 6/30/2016         10,447                      10,687
 7/31/2016         10,466                      10,685
 8/31/2016         10,454                      10,697
 9/30/2016         10,429                      10,657
10/31/2016         10,408                      10,568
11/30/2016         10,253                      10,226
12/31/2016         10,281                      10,333
 1/31/2017         10,331                      10,389
 2/28/2017         10,379                      10,444
 3/31/2017         10,381                      10,465
 4/30/2017         10,430                      10,545
 5/31/2017         10,501                      10,682
 6/30/2017         10,469                      10,643
 7/31/2017         10,520                      10,715
 8/31/2017         10,551                      10,781               Past performance is not predictive of
 9/30/2017         10,506                      10,736               future performance.
10/31/2017         10,506                      10,735               The returns shown do not reflect the
                                                                    deduction of taxes that a shareholder
                                                                    would pay on fund distributions or the
         AVERAGE ANNUAL              ONE          SINCE             redemption of fund shares.
         TOTAL RETURN                YEAR       INCEPTION           Copyright 2017 S&P Dow Jones Indices
         -----------------------------------------------------      LLC, a division of S&P Global. All rights
                                     0.94%        2.10%             reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MN MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
JULY 25, 2017-OCTOBER 31, 2017

                                          [CHART]

                     DFA MN Municipal Bond     S&P Intermediate Term National
                           Portfolio           AMT-Free Municipal Bond Index
                    -----------------------   -------------------------------
   7/25/2017                 $10,000                      $10,000
   7/31/2017                   9,990                       10,000                 Past performance is not predictive of
   8/31/2017                  10,030                       10,076                 future performance.
   9/30/2017                   9,963                       10,036                 The returns shown do not reflect the
  10/31/2017                   9,972                       10,044                 deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
                AVERAGE ANNUAL                        SINCE                       redemption of fund shares.
                TOTAL RETURN                        INCEPTION                     Copyright 2017 S&P Dow Jones Indices
                -------------------------------------------------------           LLC, a division of S&P Global. All rights
                                                     -0.28%                       reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
                                  (UNAUDITED)


 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017


   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorter-term government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on 10-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......      0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).      1.83%            2.38%       0.55%

----------
Source: Bloomberg

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).      1.81%            2.24%        0.43%
Bloomberg Barclays US Credit Index Long (yield)......      4.24%            4.16%       -0.08%

----------
Source: Bloomberg

   There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

   Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

DFA ONE-YEAR FIXED INCOME PORTFOLIO

   The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities with an average maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional expectations for term premia. The average maturity of the Portfolio increased to 343 days as of October 31, 2017, from 324 days as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.86% for the Portfolio, 0.84% for the ICE BofAML US 6-Month Treasury Bill Index, and 0.58% for the ICE BofAML 1-Year US Treasury Note Index, the Portfolio's benchmarks. As the yield curve remained upwardly sloped, the Portfolio's maturity structure remained extended. Interest rates increased across the eligible maturity range during the period, as yields on the two-year U.S. Treasury note increased from approximately 0.73% to 0.84%. While two-year rates moved higher, negatively impacting performance, relative to the benchmark, the Portfolio benefited from capital appreciation, as bonds were held through the upwardly sloped term structure. The Portfolio's exposure to corporate bonds and floating rate notes also contributed positively to performance relative to the government bond-only benchmark during a period in which credit premiums were positive.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

   The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement). The Portfolio hedges substantially all of the currency exposure of its non-U.S. dollar-denominated securities. As of the date of this report, eligible countries for investment by the Portfolio include but are not limited to Australia, Canada, Denmark, certain countries in the Economic and Monetary Union of the European Union ("EMU"), Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy uses a variable-maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on the Advisor's expectations for term premia. The average maturity of the Portfolio increased to 1.62 years as of October 31, 2017, from 1.21 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.95% for the Portfolio and 0.90% for the Citi World Government Bond Index, 1-2 Years, Currency-Hedged in USD Terms, the Portfolio's benchmark. The Portfolio's greater weight in U.S. dollar-denominated securities contributed positively to performance relative to the benchmark. Conversely, the Portfolio's lack of exposure to euro-denominated and Japanese yen-denominated government bonds detracted from the Portfolio's relative performance, as those sovereign debt markets outperformed.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

   The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments maturing in five years or less from the date of settlement. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. As of the date of this report, eligible countries for investment by the Portfolio include but are not limited to Australia, Canada, Denmark, certain EMU countries, Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy uses both variable-maturity and variable-credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable risk-adjusted expected returns. Maturity targets and country allocations are shifted as expected return premia change. The portfolio also uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium for holding such bonds is low. The average maturity of the Portfolio increased to 2.89 years as of October 31, 2017, from
2.83 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 1.00% for the Portfolio and 0.97% for the Citi World Government Bond Index, 1-3 Years, in USD Terms (unhedged), the Portfolio's benchmark. The Portfolio was positioned to capture term and credit premiums primarily in U.S. dollar-denominated securities during the period. The Portfolio took unhedged positions in the Australian dollar and New Zealand dollar to capture expected premiums observed in their higher short-term interest rates relative to U.S. dollar short-term interest rates. Foreign currencies generally appreciated relative to the U.S. dollar during the period. The Portfolio's lack of euro exposure was the primary driver of underperformance relative to the benchmark during a period in which the euro appreciated against the U.S. dollar. The Portfolio's exposure to investment grade corporate bonds benefited relative performance during a period in which credit spreads narrowed.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

   The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. As of the date of this report, eligible countries for investment by the Portfolio include but are not limited to Australia, Canada, Denmark, certain EMU countries, Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the U.K., and the U.S. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premia. The average maturity of the Portfolio increased to 3.96 years as of October 31, 2017, from 3.58 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.95% for the Portfolio and 0.92% for the Citi World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, the Portfolio's benchmark. Approximately 96% of the Portfolio's assets were in U.S. dollar-denominated securities and the majority of the remainder was invested in currency-hedged euro- and Swedish krona-denominated bonds. The Portfolio's greater exposure to U.S. dollar-denominated corporate bonds contributed positively to performance, as these bonds had positive performance for the period. Conversely, the Portfolio's lack of exposure to lower credit quality government securities in Italy and Spain, which are included in the benchmark, detracted from relative performance, as those securities outperformed for the period.

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

   The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The average maturity of the Portfolio increased to 10.38 years as of October 31, 2017, from 10.10 years as of October 31, 2016. The Portfolio primarily invests in securities that mature within 15 years from the date of settlement and maintains average portfolio maturity between three and 12 years. The Portfolio hedges substantially all of its foreign currency exposure.

   For the 12 months ended October 31, 2017, the total return was 1.31% for the Portfolio and 0.87% for the Citi Non-USD World Government Bond Index, Currency-Hedged in USD Terms, the Portfolio's benchmark. The Portfolio's lesser weight in Japanese yen-denominated bonds contributed positively to performance relative to the benchmark, as Japanese government bond yields increased across the curve. The Portfolio's greater weight and shorter duration in British pound-denominated securities also benefited relative performance, as intermediate-term pound-denominated bonds outperformed long-term pound-denominated bonds for the period.

DFA SHORT-TERM GOVERNMENT PORTFOLIO

   The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less. The investment strategy uses a variable-maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premiums. The average maturity of the Portfolio was 2.89 years as of October 31, 2017, which was unchanged from the previous year.

   For the 12 months ended October 31, 2017, the total return was -0.10% for the Portfolio and 0.07% for the ICE BofAML 1-5 Year U.S. Treasury and Agency Index, the Portfolio's benchmark. The Portfolio's lesser weight in securities with maturities less than 2 years was the primary driver of underperformance relative to the benchmark as this portion of the yield curve outperformed the benchmark for the period.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

   The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The average maturity of the Portfolio decreased to 7.20 years as of October 31, 2017, from 7.52 years as of October 31, 2016. The Portfolio will ordinarily have an average weighted maturity between three and 10 years.

   For the 12 months ended October 31, 2017, the total return was -0.93% for the Portfolio and -0.62% for the Bloomberg Barclays U.S. Government Bond Index, the Portfolio's benchmark. The Portfolio's focus on the intermediate portion of the yield curve detracted from performance relative to the benchmark (whose constituents span the entire range of government securities).

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

   The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the credit risk premium does not warrant investment in these lower-rated securities. The Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio maturity and duration of three years or less. The Portfolio hedges substantially all of its foreign currency exposure. The average maturity of the Portfolio decreased to 2.87 years as of October 31, 2017, from 2.92 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 1.19% for the Portfolio and 0.66% for The ICE BofAML 1-5 Year U.S. Corporate & Government Index, the Portfolio's benchmark. The Portfolio and the benchmark maintained a similar average maturity during the period. The Portfolio's greater allocation to corporate securities was the primary driver of outperformance relative to the benchmark during a period in which credit premiums were positive.

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

   The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the credit risk premium does not warrant investment in these lower-rated securities. The Portfolio primarily invests in securities that mature within 15 years from the date of settlement and maintains average portfolio duration between three and 10 years. The Portfolio hedges substantially all of its foreign currency exposure. The average duration of the Portfolio decreased to
7.01 years as of October 31, 2017, from 7.13 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 2.05% for the Portfolio and 3.18% for the Bloomberg Barclays U.S. Credit Bond Index, the Portfolio's benchmark. The Portfolio maintained duration similar to the benchmark but focused on the intermediate portion of the yield curve. Credit spreads remained relatively narrow during the period, which led to the Portfolio targeting a lower-than-market weight to BBB-rated securities. This allocation difference detracted from the Portfolio's performance relative to the benchmark during a period in which credit premiums were positive. The Portfolio's lack of exposure to securities with maturities longer than 15 years also detracted from relative performance, as those securities outperformed for the period.

DFA TARGETED CREDIT PORTFOLIO

   The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB-rated securities that mature within five years from the date of settlement. Non-U.S. dollar-denominated securities held by the Portfolio are currency-hedged. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on the Dimensional's expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The average maturity of the Portfolio increased to 3.69 years as of October 31, 2017, from 3.51 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 1.94% for the Portfolio and 2.19% for the Bloomberg Barclays Global Aggregate Credit 1-5 Year (hedged to USD), the Portfolio's benchmark. Approximately 98% of the Portfolio's assets were in U.S. dollar-denominated securities and approximately 1% were in currency-hedged euro-denominated bonds. The Portfolio's lesser weight in euro-denominated bonds detracted from performance relative to the benchmark, as these bonds outperformed for the period.

DFA INVESTMENT GRADE PORTFOLIO

   The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the credit risk premium does not warrant investment in these lower-rated securities. The average duration of the Portfolio increased to 5.94 years as of October 31, 2017, from 5.45 years as of October 31, 2016. The Portfolio's average sector allocation as of October 31, 2017, was approximately 51% in corporate securities and 49% in government securities.

   For the 12 months ended October 31, 2017, the total return was 0.86% for the Portfolio and 0.90% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio's benchmark. The Portfolio maintained duration similar to the benchmark for the period but focused on the intermediate portion of the yield curve. The Portfolio's lack of exposure to corporate bonds with maturities greater than 15 years detracted from performance relative to the benchmark, as those securities outperformed for the period.

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

   The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional ("Underlying Funds") in a universe of U.S. and foreign debt securities, including inflation-protected securities. The Underlying Funds may include the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio and/or other Underlying Funds. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years from the date of settlement. The average maturity of the Portfolio decreased to 5.00 years as of October 31, 2017, from 5.05 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was -0.05% for the Portfolio and -0.31% for the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Portfolio's benchmark. The Portfolio's exposure to corporate securities was the primary driver of outperformance relative to the benchmark during a period in which credit premiums were positive.

DFA LTIP PORTFOLIO

   The LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities greater than 10 years. The average maturity of the Portfolio decreased to 27.03 years as of October 31, 2017, from 27.61 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was -2.52% for the Portfolio and -1.48% for the Citi U.S. Inflation-Linked Securities Index, 20+ Years, the Portfolio's benchmark. The Portfolio's longer duration than the benchmark was the primary driver of underperformance during a period of rising real yields.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

   The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The average maturity of the Portfolio decreased to 8.28 years as of October 31, 2017, from
8.54 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was -0.26% for the Portfolio and -0.11% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio's benchmark. The Portfolio's emphasis on the intermediate segment of the real yield curve was the primary driver of underperformance relative to the benchmark, as the intermediate segment underperformed the combination of the long and short ends of the real yield curve for the period.

DFA SHORT-DURATION REAL RETURN PORTFOLIO

   The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, inflation-protected securities that mature within five years from the date of settlement, and derivative instruments such as inflation swaps. The Portfolio maintains an average portfolio duration of three years or less. The average duration of the Portfolio increased to 2.86 years as of October 31, 2017, from
2.77 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 1.42% for the Portfolio and 0.52% for the Bloomberg Barclays U.S. TIPS 1-5 Years Index, the Portfolio's benchmark. The Portfolio's greater allocation to U.S. and foreign corporate debt securities was the primary driver of outperformance relative to the benchmark during a period in which credit premiums were positive.

DFA MUNICIPAL REAL RETURN PORTFOLIO

   The DFA Municipal Real Return Portfolio seeks to provide inflation protection and current income by investing in a universe of investment grade municipal securities, including inflation-protected municipal securities, and in derivative instruments to provide inflation protection. The average duration of the Portfolio increased to 4.82 years as of October 31, 2017, from 4.77 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 1.42% for the Portfolio and 1.74% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio's lesser weight in bonds with maturities greater than 10 years detracted from performance relative to the benchmark during a period in which term premiums were positive. Conversely, the Portfolio's inflation protection contributed positively to relative performance as inflation rose more than expected during the period.

DFA MUNICIPAL BOND PORTFOLIO

   The DFA Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The average duration of the Portfolio increased to 3.27 years as of October 31, 2017, from 3.20 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.76% for the Portfolio and 1.74% for S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer-term municipal securities outperformed their shorter-term counterparts.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

   The DFA Short-Term Municipal Bond Portfolio seeks to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The investment strategy uses a variable maturity approach to determine where to invest cash flows. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio decreased to 1.62 years as of October 31, 2017, from 2.26 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.67% for the Portfolio and 1.00% for the ICE BofAML 1-3 Year US Municipal Securities Index, the Portfolio's benchmark. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer maturity municipal securities outperformed their shorter-term counterparts. The Portfolio's lesser allocation to A- and BBB-rated securities also had a negative impact on relative performance during a period in which credit premiums in municipal bonds were positive.

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

   The DFA Intermediate-Term Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The average duration of the Portfolio decreased to 3.78 years as of October 31, 2017, from 3.86 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.75% for the Portfolio and 1.74% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer maturity municipal securities outperformed their shorter-term counterparts.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

   The DFA California Short-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average maturity of the Portfolio decreased to 1.75 years as of October 31, 2017, from 2.19 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.68% for the Portfolio and 0.87% for the ICE BofAML 1-3 Year California including Puerto Rico Municipal Securities Index, the Portfolio's benchmark. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer-term municipal securities outperformed their shorter-term counterparts.

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

   The DFA California Intermediate-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average duration of the Portfolio decreased to 3.58 years as of October 31, 2017, from 3.74 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.97% for the Portfolio and 1.48% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer maturity municipal securities outperformed their shorter-term counterparts.

DFA NY MUNICIPAL BOND PORTFOLIO

   The DFA NY Municipal Bond Portfolio seeks to provide current income that is exempt from both federal personal income taxes and New York state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of New York state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average maturity of the Portfolio decreased to 2.52 years as of October 31, 2017, from
2.83 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.94% for the Portfolio and 1.57% for the S&P Intermediate Term New York AMT-Free Municipal Bond Index, the Portfolio's benchmark. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer-term municipal securities outperformed their shorter-term counterparts.

DFA MN MUNICIPAL BOND PORTFOLIO

   The DFA MN Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Minnesota state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Minnesota state or local governments and their agencies, instrumentalities and regional governmental authorities. The average maturity of the Portfolio was 4.22 years as of October 31, 2017.

   Since inception on July 25, 2017, through October 31, 2017, the total return was -0.28% for the Portfolio and 0.44% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. The Portfolio maintained an average duration below that of the benchmark, as the municipal yield curve remained relatively flat throughout the period. The Portfolio's shorter duration detracted from performance relative to the benchmark, as longer-term municipal securities outperformed their shorter-term counterparts.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                  SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLES
                                            BEGINNING  ENDING              EXPENSES
                                             ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                              VALUE    VALUE     EXPENSE    DURING
                                            05/01/17  10/31/17    RATIO*   PERIOD*
                                            --------- --------- ---------- --------
DFA ONE-YEAR FIXED INCOME PORTFOLIO
-----------------------------------
Actual Fund Return
 Institutional Class Shares................ $1,000.00 $1,005.00    0.17%    $0.86
Hypothetical 5% Annual Return
 Institutional Class Shares................ $1,000.00 $1,024.35    0.17%    $0.87

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
------------------------------------------
Actual Fund Return
 Institutional Class Shares................ $1,000.00 $1,005.20    0.17%    $0.86
Hypothetical 5% Annual Return
 Institutional Class Shares................ $1,000.00 $1,024.35    0.17%    $0.87

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                      BEGINNING  ENDING              EXPENSES
                                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                        VALUE    VALUE     EXPENSE    DURING
                                                      05/01/17  10/31/17    RATIO*   PERIOD*
                                                      --------- --------- ---------- --------
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
----------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,009.40    0.17%    $0.86
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.35    0.17%    $0.87

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,008.80    0.27%    $1.37
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.84    0.27%    $1.38

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
---------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,011.90    0.20%    $1.01
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.20    0.20%    $1.02

DFA SHORT-TERM GOVERNMENT PORTFOLIO
-----------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,001.10    0.19%    $0.96
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.25    0.19%    $0.97

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,005.80    0.12%    $0.61
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.60    0.12%    $0.61

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
-----------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,009.30    0.22%    $1.11
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.10    0.22%    $1.12

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,025.30    0.22%    $1.12
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.10    0.22%    $1.12

DFA TARGETED CREDIT PORTFOLIO
-----------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,015.30    0.20%    $1.02
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.20    0.20%    $1.02

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                              BEGINNING  ENDING              EXPENSES
                                               ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                VALUE    VALUE     EXPENSE    DURING
                                              05/01/17  10/31/17    RATIO*   PERIOD*
                                              --------- --------- ---------- --------
DFA INVESTMENT GRADE PORTFOLIO
------------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,014.30    0.22%    $1.12
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.10    0.22%    $1.12

DFA DIVERSIFIED FIXED INCOME PORTFOLIO**
----------------------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,005.10    0.15%    $0.76
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.45    0.15%    $0.77

DFA LTIP PORTFOLIO
------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,008.20    0.15%    $0.76
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.45    0.15%    $0.77

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,000.20    0.12%    $0.60
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.60    0.12%    $0.61

DFA SHORT-DURATION REAL RETURN PORTFOLIO
----------------------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,007.00    0.24%    $1.21
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.00    0.24%    $1.22

DFA MUNICIPAL REAL RETURN PORTFOLIO
-----------------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,006.80    0.24%    $1.21
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.00    0.24%    $1.22

DFA MUNICIPAL BOND PORTFOLIO
----------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,006.90    0.23%    $1.16
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.05    0.23%    $1.17

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------
Actual Fund Return
 Institutional Class Shares.................. $1,000.00 $1,003.80    0.22%    $1.11
Hypothetical 5% Annual Return
 Institutional Class Shares.................. $1,000.00 $1,024.10    0.22%    $1.12

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                           BEGINNING  ENDING              EXPENSES
                                                            ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                             VALUE    VALUE     EXPENSE    DURING
                                                           05/01/17  10/31/17    RATIO*   PERIOD*
                                                           --------- --------- ---------- --------
DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
----------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,007.70    0.23%    $1.16
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,024.05    0.23%    $1.17

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,004.40    0.22%    $1.11
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,024.10    0.22%    $1.12

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,010.50    0.23%    $1.17
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,024.05    0.23%    $1.17

DFA NY MUNICIPAL BOND PORTFOLIO
-------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,007.30    0.25%    $1.26
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.95    0.25%    $1.28

DFA MN MUNICIPAL BOND PORTFOLIO***
----------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $  997.20    0.32%    $0.86
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,012.57    0.32%    $0.86

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

** DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

***DFA MN Municipal Bond Portfolio commenced operations on July 25, 2017.
   Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (98), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 184 day period for the period ended October 31, 2017 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

        DFA ONE-YEAR FIXED INCOME PORTFOLIO
Corporate....................................  17.6%
Government...................................  17.0%
Foreign Corporate............................  27.0%
Foreign Government...........................  31.4%
Supranational................................   7.0%
                                              -----
                                              100.0%

    DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Corporate....................................  11.7%
Government...................................  10.3%
Foreign Corporate............................  25.1%
Foreign Government...........................  44.2%
Supranational................................   8.7%
                                              -----
                                              100.0%

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
Corporate....................................  43.2%
Government...................................   1.2%
Foreign Corporate............................  28.1%
Foreign Government...........................  23.5%
Supranational................................   4.0%
                                              -----
                                              100.0%

    DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
Corporate....................................  28.1%
Foreign Corporate............................  29.1%
Foreign Government...........................  37.6%
Supranational................................   5.2%
                                              -----
                                              100.0%

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
Government...................................   0.6%
Foreign Government...........................  86.4%
Supranational................................  13.0%
                                              -----
                                              100.0%

        DFA SHORT-TERM GOVERNMENT PORTFOLIO
Government................................... 100.0%
                                              -----
                                              100.0%

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
Government................................... 100.0%
                                              -----
                                              100.0%

     DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
Corporate....................................  47.6%
Government...................................   0.7%
Foreign Corporate............................  27.3%
Foreign Government...........................  20.7%
Supranational................................   3.7%
                                              -----
                                              100.0%

 DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
Corporate....................................  74.0%
Government...................................   5.0%
Foreign Corporate............................  20.3%
Foreign Government...........................   0.5%
Supranational................................   0.2%
                                              -----
                                              100.0%

           DFA TARGETED CREDIT PORTFOLIO
Corporate....................................  69.0%
Foreign Corporate............................  29.7%
Foreign Government...........................   1.3%
                                              -----
                                              100.0%

          DFA INVESTMENT GRADE PORTFOLIO
Corporate....................................  41.4%
Government...................................  47.1%
Foreign Corporate............................   9.6%
Foreign Government...........................   1.7%
Supranational................................   0.2%
                                              -----
                                              100.0%

      DFA DIVERSIFIED FIXED INCOME PORTFOLIO
Government...................................  19.9%
Affiliated Investment Companies..............  80.1%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                DFA LTIP PORTFOLIO
Government................................... 100.0%
                                              -----
                                              100.0%

   DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
Government................................... 100.0%
                                              -----
                                              100.0%

     DFA SHORT-DURATION REAL RETURN PORTFOLIO
Corporate....................................  46.6%
Government...................................   3.2%
Foreign Corporate............................  27.0%
Foreign Government...........................  20.0%
Supranational................................   3.2%
                                              -----
                                              100.0%

        DFA MUNICIPAL REAL RETURN PORTFOLIO
Muni G.O. Local..............................  51.4%
Muni G.O. State..............................  27.4%
Muni Revenue.................................  20.7%
Muni Pre-Refunded............................   0.5%
                                              -----
                                              100.0%

           DFA MUNICIPAL BOND PORTFOLIO
Muni G.O. Local..............................  46.7%
Muni G.O. State..............................  18.8%
Muni Revenue.................................  27.3%
Muni Pre-Refunded............................   7.2%
                                              -----
                                              100.0%

      DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Corporate....................................   0.2%
Muni G.O. Local..............................  43.4%
Muni G.O. State..............................  28.1%
Muni Revenue.................................  19.8%
Muni Pre-Refunded............................   8.5%
                                              -----
                                              100.0%

  DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Corporate....................................   0.1%
Muni G.O. Local..............................  47.6%
Muni G.O. State..............................  33.4%
Muni Revenue.................................  17.5%
Muni Pre-Refunded............................   1.4%
                                              -----
                                              100.0%

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Muni G.O. Local..............................  39.1%
Muni G.O. State..............................  17.9%
Muni Revenue.................................  18.1%
Muni Pre-Refunded............................  24.9%
                                              -----
                                              100.0%

  DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND
                     PORTFOLIO
Muni G.O. Local..............................  49.3%
Muni G.O. State..............................  19.5%
Muni Revenue.................................  21.8%
Muni Pre-Refunded............................   9.4%
                                              -----
                                              100.0%

          DFA NY MUNICIPAL BOND PORTFOLIO
Muni G.O. Local..............................  46.7%
Muni G.O. State..............................   1.5%
Muni Revenue.................................  30.3%
Muni Pre-Refunded............................  21.5%
                                              -----
                                              100.0%

          DFA MN MUNICIPAL BOND PORTFOLIO
Muni G.O. Local..............................  60.9%
Muni G.O. State..............................  14.3%
Muni Revenue.................................  21.1%
Muni Pre-Refunded............................   3.7%
                                              -----
                                              100.0%

                      DFA ONE-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                      FACE
                                                     AMOUNT     VALUE+
                                                     ------     ------
                                                     (000)
AGENCY OBLIGATIONS -- (8.2%)
Federal Home Loan Bank
      0.875%, 10/01/18............................. $ 52,500 $ 52,210,252
      1.750%, 12/14/18.............................   70,730   70,857,314
      1.250%, 01/16/19.............................   40,000   39,852,000
      1.500%, 03/08/19.............................   30,000   29,976,000
      1.375%, 03/18/19.............................    5,000    4,985,785
      1.375%, 05/28/19.............................   20,000   19,934,500
      1.625%, 06/14/19.............................   33,300   33,311,489
      2.000%, 09/13/19.............................   40,000   40,250,480
      1.500%, 10/21/19.............................   25,000   24,932,000
Federal Home Loan Mortgage Corp.
      0.875%, 10/12/18.............................   30,000   29,835,540
      1.250%, 10/02/19.............................   25,000   24,813,525
Federal National Mortgage Association
      1.875%, 09/18/18.............................   75,000   75,261,075
      1.125%, 10/19/18.............................   70,000   69,771,100
      1.125%, 12/14/18.............................   65,000   64,709,840
      1.375%, 01/28/19.............................   14,500   14,469,739
      0.875%, 08/02/19.............................   10,000    9,870,070
      1.750%, 09/12/19.............................   16,573   16,603,726
                                                             ------------
TOTAL AGENCY OBLIGATIONS...........................           621,644,435
                                                             ------------

BONDS -- (73.9%)
African Development Bank
      1.625%, 10/02/18.............................    9,000    9,000,990
#     1.000%, 11/02/18.............................    6,550    6,509,587
      1.000%, 05/15/19.............................      367      363,015
      1.125%, 09/20/19.............................   19,000   18,776,760
Agence Francaise de Developpement
      1.375%, 08/02/19.............................   15,600   15,443,906
ANZ New Zealand International Ltd.
      2.600%, 09/23/19.............................    3,427    3,461,569
Apple, Inc.
      1.000%, 05/03/18.............................   14,245   14,213,588
      1.550%, 02/08/19.............................   23,884   23,863,436
      1.700%, 02/22/19.............................    4,000    4,003,011
      2.100%, 05/06/19.............................    5,000    5,032,456
#     1.500%, 09/12/19.............................  102,300  101,962,475
Apple, Inc. Floating Rate Note 3M USD LIBOR +
 0.080%, FRN
#(r)  1.392%, 02/08/19.............................   29,550   29,569,745
(r)   1.612%, 05/06/19.............................   15,600   15,669,973
Asian Development Bank
      1.875%, 10/23/18.............................   10,000   10,027,049
Australia & New Zealand Banking Group, Ltd.
      1.450%, 05/15/18.............................    3,501    3,499,328

                                                      FACE
                                                     AMOUNT    VALUE+
                                                     ------    ------
                                                     (000)
       2.000%, 11/16/18............................. $12,359 $12,387,543
       2.250%, 06/13/19.............................   4,150   4,168,952
       1.600%, 07/15/19.............................   3,600   3,580,130
Australia & New Zealand Banking Group, Ltd.
 Floating Rate Note 3M USD LIBOR + 0.440%, FRN
(r)##  1.799%, 01/16/18.............................  20,000  20,017,463
(r)##  2.064%, 11/16/18.............................  45,630  45,912,567
(r)##  1.988%, 09/23/19.............................   3,145   3,170,470
Bank Nederlandse Gemeenten NV
       1.375%, 03/19/18.............................  15,500  15,492,436
##     1.125%, 05/25/18.............................  18,500  18,455,729
# ##   1.000%, 09/20/18.............................  24,500  24,360,350
       1.375%, 01/28/19.............................  45,000  44,808,030
##     1.500%, 02/15/19.............................  12,082  12,047,617
       1.500%, 02/15/19.............................  20,600  20,542,938
       1.875%, 06/11/19.............................  24,686  24,722,906
Bank of Montreal
#      1.400%, 04/10/18.............................   5,000   4,997,572
#      1.350%, 08/28/18.............................   4,000   3,990,043
Bank of Montreal Floating Rate Note 3M USD LIBOR +
 0.600%, FRN
(r)    1.950%, 04/09/18.............................  15,000  15,031,437
Bank of Nova Scotia (The)
#      2.050%, 10/30/18.............................  42,000  42,130,520
Berkshire Hathaway Finance Corp.
       1.450%, 03/07/18.............................   8,600   8,599,492
Berkshire Hathaway Finance Corp. Floating Rate Note
 3M USD LIBOR + 0.300%, FRN
(r)    1.657%, 01/12/18.............................  16,000  16,009,651
(r)    1.867%, 03/07/18.............................  50,782  50,880,768
(r)    2.010%, 03/15/19.............................   7,000   7,065,461
(r)    1.575%, 08/15/19.............................   9,000   9,029,334
Caisse d'Amortissement de la Dette Sociale
##     1.500%, 01/28/19.............................  20,000  19,936,140
       1.500%, 01/28/19.............................  36,512  36,388,809
Caisse d'Amortissement de la Dette Sociale Floating
 Rate Note 3M USD LIBOR + 0.380%, FRN
(r)##  1.700%, 03/15/18.............................  50,000  50,063,022
Caisse des Depots et Consignations
       1.125%, 11/13/17.............................   3,400   3,399,490
       1.250%, 06/04/18.............................  15,000  14,962,200
Chevron Corp.
       1.344%, 11/09/17.............................  14,725  14,724,787
       1.365%, 03/02/18.............................  39,877  39,871,176

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                      FACE
                                                     AMOUNT    VALUE+
                                                     ------    ------
                                                     (000)
       1.790%, 11/16/18............................. $26,037 $26,072,885
#      1.686%, 02/28/19.............................  12,240  12,236,083
#      1.561%, 05/16/19.............................  26,400  26,328,495
Chevron Corp. Floating Rate Note 3M USD LIBOR +
 0.500%, FRN
(r)    1.814%, 05/16/18.............................  15,192  15,231,272
(r)    1.824%, 11/16/18.............................   5,000   5,023,526
(r)    1.407%, 02/28/19.............................  15,350  15,350,004
Cisco Systems, Inc.
       1.400%, 02/28/18.............................  54,371  54,367,783
#      1.650%, 06/15/18.............................  22,414  22,444,126
       2.125%, 03/01/19.............................  34,580  34,767,070
       1.400%, 09/20/19.............................  23,787  23,637,473
Commonwealth Bank of Australia
       1.625%, 03/12/18.............................     950     950,663
# ##   1.375%, 09/06/18.............................  40,990  40,885,904
#      1.375%, 09/06/18.............................   7,000   6,982,223
       2.500%, 09/20/18.............................  57,978  58,401,151
       1.750%, 11/02/18.............................   3,200   3,197,735
       2.250%, 03/13/19.............................   7,400   7,440,171
       2.300%, 09/06/19.............................  13,969  14,047,920
Commonwealth Bank of Australia Floating Rate Note
 3M USD LIBOR + 0.790%, FRN
(r)##  2.167%, 11/02/18.............................  24,325  24,483,722
#(r)   2.380%, 03/15/19.............................  25,115  25,397,620
(r)    1.866%, 09/06/19.............................  13,094  13,163,355
Cooperatieve Rabobank UA
       2.250%, 01/14/19.............................  55,738  56,025,339
       1.375%, 08/09/19.............................  22,620  22,406,809
Council Of Europe Development Bank
#      1.000%, 02/04/19.............................  12,000  11,900,595
       1.500%, 05/17/19.............................  58,200  58,011,432
Dexia Credit Local SA
       2.250%, 01/30/19.............................   9,706   9,743,659
Erste Abwicklungsanstalt
       1.250%, 03/15/18.............................  15,000  14,968,650
       1.375%, 10/30/19.............................   8,600   8,485,620
European Bank for Reconstruction & Development
       1.625%, 11/15/18.............................  46,761  46,719,897
European Investment Bank
       1.125%, 08/15/18.............................  44,000  43,839,048
       1.875%, 03/15/19.............................  68,900  69,094,987
       2.125%, 03/15/19.............................  29,372  29,553,166
#      1.250%, 05/15/19.............................  50,500  50,155,590
#      1.125%, 08/15/19.............................  22,000  21,775,424
Export Development Canada
       1.500%, 10/03/18.............................  10,000   9,988,200
       1.000%, 11/01/18.............................   9,000   8,941,883
       1.750%, 08/19/19.............................  66,300  66,324,156
       1.000%, 09/13/19.............................  23,335  23,014,915

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
Exxon Mobil Corp.
      1.439%, 03/01/18............................. $68,040 $68,050,264
      1.708%, 03/01/19.............................  21,000  21,017,095
Exxon Mobil Corp. Floating Rate Note 3M USD LIBOR
 + 0.050%, FRN
#(r)  1.366%, 03/01/18.............................  92,725  92,759,382
FMS Wertmanagement AoeR
      1.500%, 08/09/19.............................   5,000   4,978,895
      1.000%, 08/16/19.............................  98,000  96,675,040
General Electric Co.
      6.000%, 08/07/19.............................   6,644   7,124,340
General Electric Co.
#     5.250%, 12/06/17.............................  38,610  38,747,862
      1.625%, 04/02/18.............................   5,850   5,852,417
      5.625%, 05/01/18.............................  53,827  54,899,749
#     2.300%, 01/14/19.............................   2,500   2,515,922
General Electric Co. Floating Rate Note 3M USD
 LIBOR + 0.270%, FRN
(r)   1.582%, 08/07/18.............................   5,000   5,006,370
Inter-American Development Bank
      1.125%, 09/12/19.............................  18,979  18,771,370
      1.750%, 10/15/19.............................   2,500   2,500,545
Inter-American Development Bank Floating Rate Note
 1M USD LIBOR + 0.040%, FRN
(r)   1.280%, 11/26/18.............................  11,151  11,146,324
International Bank for Reconstruction & Development
      1.000%, 10/05/18.............................  22,000  21,903,838
      1.875%, 03/15/19.............................  50,000  50,160,550
      1.875%, 10/07/19.............................  15,000  15,040,260
International Business Machines Corp.
      1.250%, 02/08/18.............................   2,942   2,940,503
Kommunalbanken A.S.
      1.000%, 03/15/18.............................   6,000   5,989,056
      1.125%, 05/23/18.............................  14,500  14,466,186
##    1.125%, 05/23/18.............................   1,700   1,695,911
      2.125%, 03/15/19.............................  77,140  77,525,700
      1.750%, 05/28/19.............................  42,700  42,682,664
      1.500%, 09/09/19.............................   5,000   4,972,610
      1.500%, 10/22/19.............................  22,268  22,121,031
Kommunalbanken A.S. Floating Rate Note 3M USD
 LIBOR + 0.180%, FRN
(r)   1.496%, 02/20/18.............................   9,026   9,031,199
Kommunekredit
      1.125%, 03/15/18.............................   3,778   3,772,892
      1.500%, 01/15/19.............................   4,000   3,988,364
      1.125%, 08/23/19.............................  63,700  62,935,345
Kommuninvest I Sverige AB
      1.125%, 10/09/18.............................  35,860  35,689,235
      1.000%, 11/13/18.............................  28,000  27,816,964
      1.125%, 09/17/19.............................  13,900  13,723,081

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT     VALUE+
                                                      ------     ------
                                                      (000)
Kommuninvest I Sverige AB Floating Rate Note 3M USD
 LIBOR + 0.140%, FRN
(r)    1.454%, 08/17/18............................. $ 19,000 $ 19,020,520
Kreditanstalt fuer Wiederaufbau
       1.500%, 02/06/19.............................  147,290  146,948,287
       1.875%, 04/01/19.............................   39,800   39,899,898
#      1.500%, 09/09/19.............................   33,500   33,337,860
Landeskreditbank Baden- Wuerttemberg Foerderbank
       1.000%, 04/23/18.............................    8,750    8,727,110
       1.625%, 02/01/19.............................   18,125   18,103,612
Landwirtschaftliche Rentenbank
       1.750%, 04/15/19.............................   12,500   12,508,875
Manitoba, Province of Canada
#      1.750%, 05/30/19.............................   16,940   16,913,852
Merck & Co., Inc. Floating Rate Note 3M USD LIBOR +
 0.360%, FRN
(r)    1.677%, 05/18/18.............................   19,430   19,466,803
Microsoft Corp.
#      1.300%, 11/03/18.............................   12,709   12,675,481
       4.200%, 06/01/19.............................    5,000    5,194,565
Municipality Finance P.L.C.
       1.125%, 04/17/18.............................   14,475   14,447,787
##     1.250%, 09/10/18.............................  104,500  104,137,803
       1.250%, 09/10/18.............................   48,520   48,351,830
       1.250%, 04/18/19.............................   25,150   24,957,351
       1.750%, 05/21/19.............................   23,800   23,789,861
National Australia Bank, Ltd.
       1.875%, 07/23/18.............................   12,180   12,200,857
       2.000%, 01/14/19.............................    4,500    4,508,124
# ##   2.250%, 07/01/19.............................   12,000   12,068,326
       1.375%, 07/12/19.............................   24,500   24,282,763
National Australia Bank, Ltd. Floating Rate Note 3M
 USD LIBOR + 0.640%, FRN
(r)##  2.003%, 07/23/18.............................   12,450   12,499,078
(r)    2.003%, 07/23/18.............................    8,750    8,784,493
(r)    2.139%, 01/14/19.............................    2,500    2,517,220
(r)##  1.607%, 07/25/19.............................   50,000   49,981,299
(r)##  1.557%, 08/29/19.............................   41,600   41,583,006
Nederlandse Waterschapsbank NV
##     1.500%, 04/16/18.............................    4,200    4,198,807
       0.875%, 07/13/18.............................   10,000    9,948,700
# ##   1.500%, 01/23/19.............................   82,950   82,716,081
       1.875%, 03/13/19.............................   67,703   67,794,941
       1.750%, 09/05/19.............................   39,400   39,341,097
##     1.250%, 09/09/19.............................    4,050    4,006,240
       1.250%, 09/09/19.............................    2,500    2,472,988
Nordea Bank AB
##     1.875%, 09/17/18.............................    3,118    3,122,455

                                                       FACE
                                                      AMOUNT     VALUE+
                                                      ------     ------
                                                      (000)
Nordea Bank AB Floating Rate Note 3M USD LIBOR +
 0.840%, FRN
(r)##  2.161%, 09/17/18............................. $ 14,410 $ 14,505,826
(r)    2.161%, 09/17/18.............................    3,000    3,019,950
Nordic Investment Bank
       1.125%, 03/19/18.............................   11,000   10,986,811
       0.875%, 09/27/18.............................    9,500    9,437,226
NRW Bank
       1.250%, 10/01/18.............................    4,954    4,934,248
       1.875%, 07/01/19.............................    7,907    7,911,412
       1.250%, 07/29/19.............................   11,734   11,612,260
Oesterreichische Kontrollbank AG
       1.125%, 05/29/18.............................   24,400   24,349,221
       1.625%, 03/12/19.............................    6,000    5,993,280
       1.125%, 04/26/19.............................   22,926   22,700,761
Ontario, Province of Canada
#      3.000%, 07/16/18.............................   15,060   15,204,856
#      2.000%, 09/27/18.............................   61,780   61,956,447
#      1.625%, 01/18/19.............................   15,000   14,970,741
       2.000%, 01/30/19.............................   33,297   33,380,669
#      1.250%, 06/17/19.............................   39,780   39,393,338
Oracle Corp.
       2.375%, 01/15/19.............................    4,100    4,133,655
Oracle Corp. Floating Rate Note 3M USD LIBOR +
 0.580%, FRN
(r)    1.939%, 01/15/19.............................    1,000    1,006,670
Pfizer, Inc.
#      1.200%, 06/01/18.............................  109,500  109,334,800
       2.100%, 05/15/19.............................   28,742   28,905,806
Province of Ontario Canada
       1.200%, 02/14/18.............................   36,000   35,962,920
       1.650%, 09/27/19.............................   14,500   14,432,456
Quebec, Province of Canada Floating Rate Note 3M
 USD LIBOR + 0.280%, FRN
(r)    1.643%, 07/21/19.............................   80,786   81,081,224
Quebec, Province of Canada
       4.625%, 05/14/18.............................   15,491   15,739,390
Royal Bank of Canada
#      1.500%, 06/07/18.............................   52,000   51,974,976
#      2.200%, 07/27/18.............................   25,318   25,424,706
       1.800%, 07/30/18.............................   11,915   11,925,230
       2.000%, 12/10/18.............................   11,635   11,663,714
       2.150%, 03/15/19.............................   12,318   12,384,187
       1.625%, 04/15/19.............................    3,000    2,991,265
       1.500%, 07/29/19.............................   14,913   14,811,868
Royal Bank of Canada Floating Rate Note 3M USD
 LIBOR + 0.400%, FRN
(r)    1.780%, 10/31/18.............................   45,000   45,044,513
(r)    1.800%, 01/10/19.............................    3,000    3,009,747
Shell International Finance BV
       1.900%, 08/10/18.............................   17,000   17,045,801
#      1.625%, 11/10/18.............................   27,970   27,960,167

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT     VALUE+
                                                    ------     ------
                                                    (000)
     2.000%, 11/15/18............................. $ 11,517 $ 11,558,786
     1.375%, 05/10/19.............................   19,990   19,881,668
     1.375%, 09/12/19.............................   34,769   34,502,327
     4.300%, 09/22/19.............................    3,058    3,183,031
Shell International Finance BV Floating Rate Note
 3M USD LIBOR + 0.580%, FRN
(r)  1.889%, 11/10/18.............................   21,560   21,683,340
(r)  1.660%, 09/12/19.............................   11,305   11,367,946
State of North Rhine- Westphalia Germany
     1.375%, 01/30/19.............................    3,500    3,480,750
     1.875%, 06/17/19.............................   16,500   16,508,547
     1.625%, 07/25/19.............................   17,200   17,133,109
     1.250%, 09/16/19.............................   10,000    9,883,780
State of North Rhine- Westphalia Germany Floating
 Rate Note 3M USD LIBOR + 0.170%, FRN
(r)  1.484%, 11/23/18.............................  113,900  114,056,840
Statoil ASA
     1.250%, 11/09/17.............................    5,000    4,999,716
#    1.150%, 05/15/18.............................    8,200    8,183,105
     1.950%, 11/08/18.............................   14,520   14,553,429
Statoil ASA Floating Rate Note 3M USD LIBOR +
 0.290%, FRN
(r)  1.605%, 05/15/18.............................    5,835    5,842,193
Svensk Exportkredit AB
     1.125%, 04/05/18.............................   91,060   90,912,960
     1.250%, 04/12/19.............................    6,500    6,453,208
     1.875%, 06/17/19.............................   21,800   21,825,506
Svensk Exportkredit AB Floating Rate Note 3M USD
 LIBOR + 0.100%, FRN
(r)  1.436%, 10/04/18.............................   24,630   24,652,603
Svenska Handelsbanken AB
     2.500%, 01/25/19.............................   43,223   43,559,519
     2.250%, 06/17/19.............................    6,210    6,245,709
Svenska Handelsbanken AB Floating Rate Note 3M
 USD LIBOR + 0.490%, FRN
(r)  1.811%, 06/17/19.............................    1,580    1,587,981
(r)  1.806%, 09/06/19.............................    3,386    3,403,614
Swedbank AB
##   2.375%, 02/27/19.............................   15,000   15,073,320
Toronto-Dominion Bank (The)
#    1.400%, 04/30/18.............................   37,471   37,443,693
     1.750%, 07/23/18.............................    4,785    4,789,132
     1.450%, 09/06/18.............................   28,000   27,945,191
     2.625%, 09/10/18.............................   44,926   45,282,998
     1.950%, 01/22/19.............................   36,548   36,618,020
     2.125%, 07/02/19.............................    7,218    7,251,018
     1.900%, 10/24/19.............................   34,000   33,965,276

                                                       FACE
                                                      AMOUNT      VALUE+
                                                      ------      ------
                                                      (000)
Toronto-Dominion Bank (The) Floating Rate Note 3M
 USD LIBOR + 0.840%, FRN
(r)    2.203%, 01/22/19............................. $  5,000 $    5,043,903
(r)    1.959%, 08/13/19.............................    9,500      9,580,126
Total Capital International SA
       2.125%, 01/10/19.............................   13,000     13,066,767
Total Capital International SA Floating Rate Note
 3M USD LIBOR + 0.350%, FRN
#(r)   1.674%, 06/19/19.............................    4,633      4,650,508
Total Capital SA
       2.125%, 08/10/18.............................    6,000      6,018,528
Toyota Motor Credit Corp.
       1.550%, 07/13/18.............................    2,100      2,100,010
       2.000%, 10/24/18.............................    6,865      6,888,500
#      1.700%, 01/09/19.............................   42,001     41,974,255
       2.100%, 01/17/19.............................   19,561     19,636,039
       1.700%, 02/19/19.............................    9,318      9,310,173
       1.400%, 05/20/19.............................   32,101     31,923,313
       2.125%, 07/18/19.............................    2,613      2,625,973
Toyota Motor Credit Corp. Floating Rate Note 3M USD
 LIBOR + 0.230%, FRN
(r)    1.545%, 08/15/18.............................   30,000     30,041,564
(r)    1.610%, 01/09/19.............................   22,158     22,195,358
(r)    1.743%, 01/17/19.............................   14,300     14,337,650
(r)    2.136%, 02/19/19.............................    7,347      7,416,782
USAA Capital Corp. Floating Rate Note 3M USD LIBOR
 + 0.230%, FRN
(r)##  1.607%, 02/01/19.............................   42,955     43,000,781
Wal-Mart Stores, Inc.
       1.125%, 04/11/18.............................    1,387      1,385,599
Westpac Banking Corp.
       2.250%, 07/30/18.............................   18,919     19,013,376
       1.950%, 11/23/18.............................   17,521     17,558,241
       2.250%, 01/17/19.............................   79,463     79,841,787
       1.600%, 08/19/19.............................      578        574,504
Westpac Banking Corp. Floating Rate Note 3M USD
 LIBOR + 0.740%, FRN
(r)    2.118%, 07/30/18.............................   38,084     38,260,268
#(r)   2.054%, 11/23/18.............................   22,189     22,339,541
(r)##  1.547%, 04/26/19.............................   21,000     20,988,378
(r)    2.019%, 05/13/19.............................    5,500      5,542,086
                                                              --------------
TOTAL BONDS.........................................           5,580,843,872
                                                              --------------

U.S. TREASURY OBLIGATIONS -- (8.4%)
U.S. Treasury Notes
       1.250%, 11/30/18.............................  110,000    109,703,516
       1.250%, 12/15/18.............................   70,000     69,797,657
       1.250%, 12/31/18.............................   20,000     19,940,625
       1.375%, 12/31/18.............................  115,000    114,815,820
       1.125%, 01/15/19.............................   35,000     34,837,305
       1.250%, 01/31/19.............................  120,000    119,615,625

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT      VALUE+
                                                    ------      ------
                                                    (000)
     1.500%, 02/28/19............................. $ 15,000 $   14,992,969
     0.875%, 09/15/19.............................  100,000     98,675,781
     1.000%, 10/15/19.............................   50,000     49,423,828
                                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS...................             631,803,126
                                                            --------------
TOTAL INVESTMENT SECURITIES.......................           6,834,291,433
                                                            --------------

CERTIFICATES OF DEPOSIT -- (6.5%)
Bank of Montreal Floating Rate Note 3M USD LIBOR
 + 0.700%, FRN
(r)  2.021%, 03/16/18.............................   26,000     25,998,954
Bank of Nova Scotia Floating Rate Note 3M USD
 LIBOR + 0.380%, FRN
(r)  1.697%, 02/28/19.............................   75,000     74,980,281
Nordea Bank AB
     1.610%, 05/02/18.............................   40,000     39,957,040
Nordea Bank AB Floating Rate Note 3M USD LIBOR +
 0.450%, FRN
(r)  1.762%, 11/07/18.............................   20,000     19,995,980
(r)  1.657%, 03/07/19.............................  100,000     99,973,196
(r)  1.630%, 04/10/19.............................   37,000     36,994,672
Royal Bank of Canada Floating Rate Note 3M USD
 LIBOR + 0.700%, FRN
(r)  2.023%, 03/22/18.............................   28,500     28,518,636

                                                       FACE
                                                      AMOUNT        VALUE+
                                                      ------        ------
                                                      (000)
Svenska Handelsbanken Floating Rate Note 3M USD
 LIBOR + 0.210%, FRN
(r)   1.544%, 01/03/19............................. $    15,500 $   15,496,377
(r)   1.709%, 02/12/19.............................     149,500    149,480,895
                                                                --------------
TOTAL CERTIFICATES OF DEPOSIT......................                491,396,031
                                                                --------------

COMMERCIAL PAPER -- (0.8%)
Caisse Des Depots Et Consignations
##    1.275%, 11/08/17.............................      50,000     49,986,889
Sanofi
##    1.220%, 12/22/17.............................      10,000      9,983,504
                                                                --------------
TOTAL COMMERCIAL PAPER.............................                 59,970,393
                                                                --------------

                                                      SHARES
                                                      ------

TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government
       Money Market Fund, 0.960%...................  66,294,350     66,294,350
                                                                --------------

SECURITIES LENDING COLLATERAL -- (1.3%)
(S)@  DFA Short Term Investment Fund...............   8,691,042    100,564,051
                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $7,563,006,937)............................              $7,552,516,258
                                                                ==============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                               ----------- -------------- ------- --------------
Agency Obligations............          -- $  621,644,435   --    $  621,644,435
Bonds.........................          --  5,580,843,872   --     5,580,843,872
U.S. Treasury Obligations.....          --    631,803,126   --       631,803,126
Certificates of Deposit.......          --    491,396,031   --       491,396,031
Commercial Paper..............          --     59,970,393   --        59,970,393
Temporary Cash Investments.... $66,294,350             --   --        66,294,350
Securities Lending Collateral.          --    100,564,051   --       100,564,051
                               ----------- --------------   --    --------------
TOTAL......................... $66,294,350 $7,486,221,908   --    $7,552,516,258
                               =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                          FACE
                                                         AMOUNT^    VALUE+
                                                         -------    ------
                                                          (000)
BONDS -- (89.2%)
AUSTRALIA -- (9.8%)
Australia & New Zealand Banking Group, Ltd.
       2.000%, 11/16/18.............................      15,063 $ 15,097,788
       2.250%, 06/13/19.............................      57,733   57,996,658
       1.600%, 07/15/19.............................       3,340    3,321,565
Commonwealth Bank of Australia
##     1.375%, 09/06/18.............................      30,114   30,037,524
       2.500%, 09/20/18.............................      19,674   19,817,590
       1.750%, 11/02/18.............................      15,130   15,119,290
       2.250%, 03/13/19.............................       1,004    1,009,450
       4.250%, 04/24/19............................. AUD   1,500    1,181,757
       2.300%, 09/06/19.............................      11,019   11,081,254
       5.000%, 10/15/19.............................      12,500   13,185,146
##     2.250%, 03/10/20.............................      10,000   10,037,810
# ##   2.050%, 09/18/20.............................      41,500   41,317,207
National Australia Bank, Ltd.
       4.250%, 05/20/19............................. AUD  26,850   21,184,628
##     2.250%, 07/01/19.............................      18,482   18,587,233
       2.250%, 07/01/19.............................      18,070   18,172,887
       1.375%, 07/12/19.............................      22,849   22,646,402
##     2.400%, 12/09/19.............................       2,492    2,511,348
       2.125%, 05/22/20.............................      14,706   14,705,971
National Australia Bank, Ltd. Floating Rate Note 3M
 USD LIBOR +0.240%, FRN
(r)##  1.557%, 08/29/19.............................      25,000   24,989,787
South Australian Government Financing Authority
       4.750%, 08/06/19............................. AUD  10,000    8,028,413
Western Australian Treasury Corp.
       2.500%, 07/22/20............................. AUD  10,000    7,721,431
Westpac Banking Corp.
       2.250%, 07/30/18.............................      21,369   21,475,598
       1.950%, 11/23/18.............................      14,179   14,209,138
       2.250%, 01/17/19.............................      89,010   89,434,296
       4.500%, 02/25/19............................. AUD  17,000   13,406,064
       1.650%, 05/13/19.............................       6,200    6,175,299
       2.150%, 03/06/20.............................       5,000    5,010,027
                                                                 ------------
TOTAL AUSTRALIA.....................................              507,461,561
                                                                 ------------

AUSTRIA -- (1.6%)
Oesterreichische Kontrollbank AG
       1.125%, 04/26/19.............................      28,726   28,443,779
       1.750%, 01/24/20.............................      32,380   32,308,868
       1.375%, 02/10/20.............................      24,660   24,381,586
                                                                 ------------
TOTAL AUSTRIA.......................................               85,134,233
                                                                 ------------

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
BELGIUM -- (0.2%)
Dexia Credit Local SA
    2.250%, 01/30/19.............................      10,944 $ 10,986,463
                                                              ------------

CANADA -- (19.1%)
Alberta, Province of Canada
    2.000%, 06/01/19............................. CAD  81,000   63,261,747
    1.900%, 12/06/19.............................      16,600   16,568,115
Bank of Montreal
    1.350%, 08/28/18.............................      17,165   17,122,274
    2.100%, 12/12/19.............................       6,015    6,030,554
Bank of Nova Scotia (The)
    2.050%, 10/30/18.............................      37,530   37,646,629
    1.950%, 01/15/19.............................      14,363   14,386,433
    2.050%, 06/05/19.............................      10,000   10,023,946
    1.650%, 06/14/19.............................      15,000   14,935,023
British Columbia, Province of Canada
    2.250%, 03/01/19............................. CAD  70,000   54,832,881
Canada Housing Trust No 1
##  1.950%, 06/15/19............................. CAD 183,000  142,927,525
Canadian Government Bond
    3.750%, 06/01/19............................. CAD  55,000   44,223,820
    0.750%, 08/01/19............................. CAD  55,000   42,178,320
CPPIB Capital, Inc.
    1.100%, 06/10/19............................. CAD  45,000   34,653,593
Export Development Canada
    1.750%, 08/19/19.............................       8,000    8,002,915
Manitoba, Province of Canada
    1.750%, 05/30/19.............................      10,300   10,284,101
Ontario, Province of Canada
    1.625%, 01/18/19.............................       7,683    7,668,013
    2.000%, 01/30/19.............................      30,000   30,075,384
    4.400%, 06/02/19............................. CAD  81,000   65,608,682
    2.100%, 09/08/19............................. CAD  57,000   44,621,355
    4.200%, 06/02/20............................. CAD   4,500    3,708,480
Royal Bank of Canada
    2.150%, 03/15/19.............................      11,757   11,820,172
    1.625%, 04/15/19.............................      21,759   21,695,643
    2.980%, 05/07/19............................. CAD  54,500   43,009,418
    1.500%, 07/29/19.............................         838      832,317
    2.125%, 03/02/20.............................      38,000   38,080,831
    2.150%, 03/06/20.............................      18,715   18,757,528
    1.920%, 07/17/20............................. CAD  20,000   15,492,908
Saskatchewan, Province of Canada
    1.950%, 03/01/19............................. CAD  35,000   27,297,070

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
CANADA -- (Continued)
Toronto-Dominion Bank (The)
    2.625%, 09/10/18.............................      12,246 $ 12,343,311
    1.950%, 01/22/19.............................      32,164   32,225,621
    2.447%, 04/02/19............................. CAD  62,000   48,548,965
    2.125%, 07/02/19.............................       3,153    3,167,423
    1.900%, 10/24/19.............................      22,000   21,977,531
    2.250%, 11/05/19.............................      15,000   15,093,076
    2.563%, 06/24/20............................. CAD  10,000    7,876,289
                                                              ------------
TOTAL CANADA.....................................              986,977,893
                                                              ------------

DENMARK -- (1.7%)
Kommunekredit
    1.250%, 08/27/18.............................      14,500   14,452,585
    1.500%, 01/15/19.............................      10,000    9,970,910
    1.125%, 08/23/19.............................      61,900   61,156,952
                                                              ------------
TOTAL DENMARK....................................               85,580,447
                                                              ------------

FINLAND -- (2.2%)
Municipality Finance P.L.C.
##  1.250%, 09/10/18.............................      28,800   28,700,179
    1.250%, 09/10/18.............................       5,780    5,759,967
    1.250%, 04/18/19.............................      29,100   28,877,094
    1.750%, 05/21/19.............................      44,900   44,880,873
    1.500%, 03/23/20.............................       7,944    7,872,901
                                                              ------------
TOTAL FINLAND....................................              116,091,014
                                                              ------------

FRANCE -- (3.9%)
Agence Francaise de Developpement
    1.375%, 08/02/19.............................      19,800   19,601,881
    1.625%, 01/21/20.............................      70,000   69,349,910
Caisse d'Amortissement de la Dette Sociale
    1.500%, 01/28/19.............................      52,018   51,842,491
##  1.500%, 01/28/19.............................      24,000   23,923,368
    1.875%, 01/13/20.............................       1,200    1,198,946
Caisse des Depots et Consignations
    1.500%, 11/13/18.............................      12,600   12,557,412
Total Capital International SA
    2.125%, 01/10/19.............................      19,912   20,014,267
    2.100%, 06/19/19.............................       2,573    2,587,052
                                                              ------------
TOTAL FRANCE.....................................              201,075,327
                                                              ------------

GERMANY -- (7.8%)
Erste Abwicklungsanstalt
    1.625%, 02/21/19.............................      29,000   28,890,728
    1.375%, 10/30/19.............................      19,800   19,536,660
FMS Wertmanagement AoeR
    1.500%, 08/09/19.............................       5,000    4,978,895
    1.000%, 08/16/19.............................      56,500   55,736,120
    1.750%, 01/24/20.............................      24,450   24,408,262

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
GERMANY -- (Continued)
Kreditanstalt fuer Wiederaufbau
    1.875%, 06/13/18............................. CAD   7,000 $  5,444,330
    1.500%, 02/06/19.............................      28,250   28,184,460
    1.500%, 09/09/19.............................      95,600   95,137,296
    1.250%, 09/30/19.............................      12,000   11,885,810
    6.000%, 08/20/20............................. AUD  13,500   11,373,856
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.625%, 02/01/19.............................      12,025   12,010,811
Landwirtschaftliche Rentenbank
    1.750%, 04/15/19.............................      10,000   10,007,100
NRW Bank
    1.250%, 10/01/18.............................      13,463   13,409,323
    1.875%, 07/01/19.............................       7,906    7,910,412
    1.250%, 07/29/19.............................      14,108   13,961,629
State of North Rhine- Westphalia
    1.625%, 01/22/20.............................       8,800    8,742,756
State of North Rhine- Westphalia Germany
    1.875%, 06/17/19.............................      17,300   17,308,961
    1.625%, 07/25/19.............................      22,700   22,611,720
    1.250%, 09/16/19.............................       9,000    8,895,402
                                                              ------------
TOTAL GERMANY....................................              400,434,531
                                                              ------------

JAPAN -- (2.7%)
Toyota Credit Canada, Inc.
    2.250%, 05/23/19............................. CAD  12,238    9,553,817
Toyota Motor Credit Corp.
    2.000%, 10/24/18.............................       2,018    2,024,908
    1.700%, 01/09/19.............................      40,526   40,500,194
    2.100%, 01/17/19.............................      11,359   11,402,575
    1.700%, 02/19/19.............................      26,967   26,944,348
    1.400%, 05/20/19.............................      25,596   25,454,320
    2.125%, 07/18/19.............................       3,331    3,347,537
    2.150%, 03/12/20.............................      14,816   14,886,394
    4.500%, 06/17/20.............................       4,500    4,778,055
                                                              ------------
TOTAL JAPAN......................................              138,892,148
                                                              ------------

NETHERLANDS -- (9.0%)
Bank Nederlandse Gemeenten NV
    1.375%, 01/28/19.............................      39,000   38,833,626
##  1.375%, 01/28/19.............................       5,000    4,978,670
    1.500%, 02/15/19.............................      29,900   29,817,177
##  1.500%, 02/15/19.............................      12,000   11,965,851
    1.750%, 03/24/20.............................      47,892   47,734,531
Cooperatieve Rabobank UA
    2.250%, 01/14/19.............................      70,043   70,404,083
    1.375%, 08/09/19.............................       1,320    1,307,559
    2.250%, 01/14/20.............................       4,075    4,099,764

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
NETHERLANDS -- (Continued)
Nederlandse Waterschapsbank NV
##  1.500%, 01/23/19.............................      42,600 $ 42,479,868
    1.875%, 03/13/19.............................      78,500   78,606,603
    1.750%, 09/05/19.............................       4,000    3,994,020
    1.250%, 09/09/19.............................       2,430    2,403,744
    1.625%, 03/04/20.............................      20,949   20,804,452
Shell International Finance BV
#   1.900%, 08/10/18.............................      18,230   18,279,114
    1.625%, 11/10/18.............................      30,943   30,932,122
    2.000%, 11/15/18.............................       8,546    8,577,007
    1.375%, 05/10/19.............................      14,857   14,776,485
    1.375%, 09/12/19.............................      35,075   34,805,980
                                                              ------------
TOTAL NETHERLANDS................................              464,800,656
                                                              ------------

NORWAY -- (3.5%)
Kommunalbanken A.S.
    2.125%, 03/15/19.............................     101,838  102,347,190
    1.750%, 05/28/19.............................       8,000    7,996,752
    1.500%, 09/09/19.............................       6,500    6,464,393
    1.500%, 10/22/19.............................      23,378   23,223,705
Statoil ASA
    1.150%, 05/15/18.............................       1,918    1,914,048
    1.950%, 11/08/18.............................       7,316    7,332,844
    2.250%, 11/08/19.............................      32,873   33,087,152
                                                              ------------
TOTAL NORWAY.....................................              182,366,084
                                                              ------------

SINGAPORE -- (2.8%)
Singapore Government Bond
    2.500%, 06/01/19............................. SGD 115,000   85,839,557
    1.625%, 10/01/19............................. SGD  82,500   60,753,796
                                                              ------------
TOTAL SINGAPORE..................................              146,593,353
                                                              ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (8.7%)
African Development Bank
    1.000%, 05/15/19.............................       8,750    8,654,981
    1.125%, 09/20/19.............................      20,000   19,765,011
Asian Development Bank
    1.375%, 01/15/19.............................      13,377   13,328,709
    1.875%, 04/12/19.............................       9,150    9,174,486
Council Of Europe Development Bank
    1.000%, 02/04/19.............................      21,635   21,455,781
    1.500%, 05/17/19.............................      47,914   47,758,759
    1.625%, 03/10/20.............................      45,000   44,754,787
European Bank for Reconstruction & Development
    1.625%, 11/15/18.............................      50,124   50,079,941

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
European Investment Bank
    2.125%, 03/15/19.............................       2,000 $  2,012,336
    1.250%, 05/15/19.............................      18,750   18,622,125
    6.500%, 08/07/19............................. AUD  50,125   41,273,621
    1.125%, 08/15/19.............................      10,000    9,897,920
    1.250%, 12/16/19.............................       9,000    8,895,240
    1.625%, 03/16/20.............................      67,750   67,460,487
Inter-American Development Bank
    6.500%, 08/20/19............................. AUD  17,471   14,431,608
    1.125%, 09/12/19.............................      21,013   20,783,118
    1.750%, 10/15/19.............................       2,500    2,500,545
International Bank for Reconstruction &
 Development
    1.875%, 10/07/19.............................      31,500   31,584,546
International Finance Corp.
    3.250%, 07/22/19............................. AUD  22,482   17,564,372
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              449,998,373
                                                              ------------

SWEDEN -- (6.6%)
Kommuninvest I Sverige AB
    1.125%, 10/09/18.............................      39,250   39,063,092
    1.000%, 11/13/18.............................       9,000    8,941,167
    1.500%, 01/22/19.............................       4,000    3,989,756
    1.125%, 09/17/19.............................      14,700   14,512,899
    2.000%, 11/12/19.............................      38,000   38,125,134
    1.750%, 03/19/20.............................      35,260   35,176,892
Nordea Bank AB
    2.375%, 04/04/19.............................       6,986    7,032,064
Svensk Exportkredit AB
    1.250%, 04/12/19.............................       8,645    8,582,767
    1.875%, 06/17/19.............................      47,658   47,713,760
    1.125%, 08/28/19.............................       3,750    3,702,403
Svenska Handelsbanken AB
    2.500%, 01/25/19.............................      86,287   86,958,800
    4.500%, 04/10/19............................. AUD   2,500    1,970,967
    2.250%, 06/17/19.............................      24,290   24,429,673
    1.500%, 09/06/19.............................      10,930   10,838,143
Swedbank AB
##  2.375%, 02/27/19.............................       7,579    7,616,046
                                                              ------------
TOTAL SWEDEN.....................................              338,653,563
                                                              ------------

UNITED KINGDOM -- (0.5%)
Network Rail Infrastructure Finance P.L.C.
    1.750%, 01/24/19.............................      24,333   24,318,595
                                                              ------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      -------     ------
                                                       (000)
UNITED STATES -- (9.1%)
Apple, Inc.
    1.550%, 02/08/19.............................     $18,928 $   18,911,703
    2.100%, 05/06/19.............................      14,148     14,239,838
    2.850%, 08/28/19............................. AUD   3,680      2,843,278
    1.500%, 09/12/19.............................      88,350     88,058,502
    1.550%, 02/07/20.............................       9,900      9,839,509
    1.900%, 02/07/20.............................      15,000     15,018,974
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.............................       3,909      3,933,798
Chevron Corp.
    1.790%, 11/16/18.............................       7,900      7,910,888
    1.686%, 02/28/19.............................       9,670      9,666,906
    1.561%, 05/16/19.............................      31,115     31,030,725
    2.193%, 11/15/19.............................      31,566     31,804,741
    1.961%, 03/03/20.............................       4,150      4,159,440
    1.991%, 03/03/20.............................      11,750     11,774,990
Cisco Systems, Inc.
    2.125%, 03/01/19.............................      15,997     16,083,540
    1.400%, 09/20/19.............................      33,306     33,096,635
    4.450%, 01/15/20.............................      28,254     29,807,359
    2.450%, 06/15/20.............................       3,715      3,764,945
Exxon Mobil Corp.
    1.708%, 03/01/19.............................      23,692     23,711,286
    1.912%, 03/06/20.............................      19,700     19,725,586
Merck & Co., Inc.
    1.850%, 02/10/20.............................      15,000     14,994,635
Microsoft Corp.
    4.200%, 06/01/19.............................       5,650      5,869,858
    1.850%, 02/06/20.............................      12,000     12,004,977
    1.850%, 02/12/20.............................      14,000     14,003,363
Oracle Corp.
    2.375%, 01/15/19.............................       4,100      4,133,655
Pfizer, Inc.
    1.200%, 06/01/18.............................      13,810     13,789,165
    2.100%, 05/15/19.............................      29,850     30,020,121
                                                              --------------
TOTAL UNITED STATES..............................                470,198,417
                                                              --------------
TOTAL BONDS......................................              4,609,562,658
                                                              --------------

AGENCY OBLIGATIONS -- (9.4%)
Federal Home Loan Bank
    1.250%, 01/16/19.............................      75,000     74,722,500
    1.500%, 03/08/19.............................      25,000     24,980,000
    1.375%, 03/18/19.............................      95,000     94,729,915
    5.375%, 05/15/19.............................      16,160     17,092,238
    1.375%, 05/28/19.............................      28,000     27,908,300
    1.625%, 06/14/19.............................      55,000     55,018,975
    2.000%, 09/13/19.............................      15,000     15,093,930
#   1.500%, 10/21/19.............................      29,000     28,921,120
    1.875%, 03/13/20.............................      24,000     24,088,656
Federal Home Loan Mortgage Corp.
    3.750%, 03/27/19.............................      25,000     25,756,950

                                                        FACE
                                                       AMOUNT^      VALUE+
                                                       -------      ------
                                                        (000)
Federal Home Loan Mortgage Corp.
      1.250%, 10/02/19.............................      15,000 $   14,888,115
Federal National Mortgage Association
      1.125%, 12/14/18.............................      14,500     14,435,272
      1.750%, 09/12/19.............................       7,000      7,012,978
      1.000%, 10/24/19.............................      20,000     19,745,320
#     1.500%, 02/28/20.............................      42,000     41,793,948
                                                                --------------
TOTAL AGENCY OBLIGATIONS...........................                486,188,217
                                                                --------------

U.S. TREASURY OBLIGATIONS -- (0.9%)
U.S. Treasury Notes
      1.250%, 01/31/19.............................      45,000     44,855,860
                                                                --------------
TOTAL INVESTMENT SECURITIES........................              5,140,606,735
                                                                --------------

                                                       SHARES
                                                       ------
SECURITIES LENDING COLLATERAL -- (0.5%)
(S)@  DFA Short Term Investment Fund...............   2,335,980     27,029,629
                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $5,184,424,374)............................              $5,167,636,364
                                                                ==============

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


At October 31, 2017, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                                                  UNREALIZED
                                                                                                   FOREIGN
                                                                                                   EXCHANGE
                                                                          SETTLEMENT             APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD         COUNTERPARTY                       DATE               (DEPRECIATION)
------------------ --------------- --------------------------- ------------------               --------------
GBP     3,173,152  USD   4,108,553 State Street Bank and Trust             11/03/17              $   105,987
USD        24,483  AUD      31,875 Citibank, N.A.                          11/01/17                       87
USD   121,790,023  CAD 151,761,086 State Street Bank and Trust             11/01/17                4,154,889
USD     1,967,535  AUD   2,511,764 ANZ Securities                          11/03/17                   45,175
USD     5,609,288  AUD   7,031,051 UBS AG                                  11/03/17                  228,124
USD     7,785,644  AUD   9,879,432 UBS AG                                  11/03/17                  224,493
USD     7,823,467  AUD  10,019,880 Citibank, N.A.                          11/03/17                  154,825
USD     8,303,222  AUD  10,395,210 State Street Bank and Trust             11/03/17                  347,324
USD     8,399,046  AUD  10,549,838 Citibank, N.A.                          11/03/17                  324,804
USD     8,463,650  AUD  10,525,675 Citibank, N.A.                          11/03/17                  407,901
USD     8,679,801  AUD  10,853,957 Bank of America                         11/03/17                  372,804
USD     8,793,990  AUD  10,974,709 UBS AG                                  11/03/17                  394,577
USD     9,385,941  AUD  12,076,143 HSBC Bank                               11/03/17                  143,553
USD     9,483,773  AUD  12,131,621 HSBC Bank                               11/03/17                  198,926
USD     9,841,416  AUD  12,462,507 UBS AG                                  11/03/17                  303,328
USD     9,899,316  AUD  12,468,045 Citibank, N.A.                          11/03/17                  356,989
USD    10,057,337  AUD  12,628,943 UBS AG                                  11/03/17                  391,867
USD    10,608,638  AUD  13,256,174 UBS AG                                  11/03/17                  463,121
USD    10,930,415  AUD  13,579,241 Citibank, N.A.                          11/03/17                  537,641
USD    11,757,950  AUD  14,985,210 Citibank, N.A.                          11/03/17                  289,129
USD   139,831,234  CAD 174,481,554 Royal Bank of Scotland                  11/08/17                4,576,313
USD    14,862,194  SGD  20,155,387 Citibank, N.A.                          11/13/17                   75,132
USD    22,123,961  SGD  30,126,251 State Street Bank and Trust             11/14/17                   21,549
USD     5,675,477  CAD   7,292,435 JP Morgan                               11/15/17                   22,194
USD     8,036,229  CAD  10,027,345 Barclays Capital                        11/15/17                  262,773
USD     8,384,357  CAD  10,603,788 Citibank, N.A.                          11/15/17                  164,028
USD    11,761,101  CAD  15,054,292 Royal Bank of Scotland                  11/15/17                   90,628
USD    15,575,238  SGD  21,111,160 Royal Bank of Scotland                  11/16/17                   86,560
USD   126,177,959  CAD 158,047,231 HSBC Bank                               11/24/17                3,646,767
USD   129,035,940  CAD 161,025,872 Citibank, N.A.                          11/27/17                4,192,431
USD    11,052,708  SGD  15,033,584 HSBC Bank                               12/05/17                   21,107
USD    19,141,963  SGD  25,709,839 Barclays Capital                        12/06/17                  275,943
USD    23,028,961  SGD  30,917,923 HSBC Bank                               12/19/17                  337,861
USD   128,204,451  CAD 160,616,292 State Street Bank and Trust             01/16/18                3,605,226
USD    21,071,416  SGD  28,609,209 State Street Bank and Trust             01/19/18                   66,292
USD   116,208,041  CAD 149,045,761 JP Morgan                               01/26/18                  572,777
                                                                                                 -----------
                                                               TOTAL APPRECIATION                $27,463,125

CAD   151,761,086  USD 118,224,045 JP Morgan                               11/01/17              $  (588,912)
SGD       290,481  USD     214,378 Citibank, N.A.                          11/14/17                   (1,264)
SGD       393,949  USD     289,399 Citibank, N.A.                          11/15/17                     (372)
SGD       361,333  USD     267,889 Citibank, N.A.                          11/15/17                   (2,791)
SGD       560,628  USD     411,984 Citibank, N.A.                          12/19/17                     (531)
SGD       284,999  USD     210,678 Citibank, N.A.                          12/19/17                   (1,513)
USD     4,122,400  GBP   3,173,152 UBS AG                                  11/03/17                  (92,139)
USD    22,314,954  SGD  30,451,669 State Street Bank and Trust             11/15/17                  (26,401)
                                                                                                 -----------
                                                               TOTAL (DEPRECIATION)              $  (713,923)
                                                                                                 -----------
                                                               TOTAL APPRECIATION
                                                               (DEPRECIATION)                    $26,749,202
                                                                                                 ===========

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ---------------------------------------------
                                           LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                           ------- -------------- ------- --------------
Bonds
 Australia................................   --    $  507,461,561   --    $  507,461,561
 Austria..................................   --        85,134,233   --        85,134,233
 Belgium..................................   --        10,986,463   --        10,986,463
 Canada...................................   --       986,977,893   --       986,977,893
 Denmark..................................   --        85,580,447   --        85,580,447
 Finland..................................   --       116,091,014   --       116,091,014
 France...................................   --       201,075,327   --       201,075,327
 Germany..................................   --       400,434,531   --       400,434,531
 Japan....................................   --       138,892,148   --       138,892,148
 Netherlands..............................   --       464,800,656   --       464,800,656
 Norway...................................   --       182,366,084   --       182,366,084
 Singapore................................   --       146,593,353   --       146,593,353
 Supranational Organization Obligations...   --       449,998,373   --       449,998,373
 Sweden...................................   --       338,653,563   --       338,653,563
 United Kingdom...........................   --        24,318,595   --        24,318,595
 United States............................   --       470,198,417   --       470,198,417
Agency Obligations........................   --       486,188,217   --       486,188,217
U.S. Treasury Obligations.................   --        44,855,860   --        44,855,860
Securities Lending Collateral.............   --        27,029,629   --        27,029,629
Forward Currency Contracts**..............   --        26,749,202   --        26,749,202
                                             --    --------------   --    --------------
TOTAL.....................................   --    $5,194,385,566   --    $5,194,385,566
                                             ==    ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
BONDS -- (98.8%)
AUSTRALIA -- (6.5%)
Australia & New Zealand Banking Group, Ltd.
    2.700%, 11/16/20.............................       7,000 $ 7,091,588
    3.300%, 03/07/22............................. AUD   2,000   1,555,489
Commonwealth Bank of Australia
    2.300%, 03/12/20.............................       3,100   3,112,164
    2.900%, 07/12/21............................. AUD   2,000   1,536,207
    3.250%, 01/17/22............................. AUD   1,000     775,846
##  2.750%, 03/10/22.............................       2,000   2,021,851
    3.250%, 03/31/22............................. AUD   6,000   4,652,403
    0.500%, 07/11/22............................. EUR   5,725   6,737,859
Macquarie Group, Ltd.
##  3.000%, 12/03/18.............................       4,475   4,523,103
National Australia Bank, Ltd.
##  2.400%, 12/09/19.............................      15,000  15,116,460
    2.625%, 01/14/21.............................       1,905   1,920,439
    3.000%, 05/12/21............................. AUD   1,000     771,642
    1.875%, 07/12/21.............................       1,350   1,326,434
    0.875%, 01/20/22............................. EUR   1,112   1,332,636
    2.500%, 05/22/22.............................       3,968   3,963,410
    0.350%, 09/07/22............................. EUR   1,000   1,168,925
Westpac Banking Corp.
    4.875%, 11/19/19.............................       5,000   5,291,118
    0.250%, 01/17/22............................. EUR   8,500   9,929,835
                                                              -----------
TOTAL AUSTRALIA..................................              72,827,409
                                                              -----------

AUSTRIA -- (0.6%)
Republic of Austria Government Bond
##  0.0%, 09/20/22............................... EUR   6,100   7,183,871
                                                              -----------

BELGIUM -- (0.4%)
Anheuser-Busch InBev Worldwide, Inc.
    5.375%, 01/15/20.............................       4,000   4,290,851
                                                              -----------

CANADA -- (9.6%)
Bank of Montreal
    1.900%, 08/27/21.............................       4,000   3,931,326
Bank of Nova Scotia (The)
    2.050%, 06/05/19.............................       5,000   5,011,973
    2.800%, 07/21/21.............................         420     426,446
Goldcorp, Inc.
    3.625%, 06/09/21.............................         500     517,983
Province of British Columbia Canada
    3.250%, 12/18/21............................. CAD   5,000   4,078,715
Province of Ontario Canada
    1.875%, 05/21/20.............................      10,000   9,963,631
    2.500%, 09/10/21.............................      15,000  15,150,822

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
CANADA -- (Continued)
Province of Quebec Canada
    3.500%, 07/29/20.............................       5,000 $  5,199,414
    0.875%, 05/24/22............................. GBP   4,730    6,198,440
Quebec, Province of Canada
    4.500%, 12/01/18............................. CAD   9,000    7,202,372
Royal Bank of Canada
    2.150%, 03/06/20.............................      14,197   14,229,261
    2.750%, 02/01/22.............................       5,614    5,701,414
    1.968%, 03/02/22............................. CAD   5,000    3,832,997
Toronto-Dominion Bank (The)
    1.400%, 04/30/18.............................       7,605    7,599,458
    2.250%, 11/05/19.............................       9,000    9,055,846
    1.994%, 03/23/22............................. CAD  10,000    7,676,537
Total Capital Canada, Ltd.
    1.125%, 03/18/22............................. EUR   1,500    1,826,412
                                                              ------------
TOTAL CANADA.....................................              107,603,047
                                                              ------------

DENMARK -- (0.4%)
Danske Bank A.S.
##  2.800%, 03/10/21.............................       5,000    5,069,164
                                                              ------------

FINLAND -- (1.5%)
Finland Government Bond
##  1.625%, 09/15/22............................. EUR  12,000   15,261,392
OP Corporate Bank P.L.C.
    0.750%, 03/03/22............................. EUR     725      866,768
    0.375%, 10/11/22............................. EUR     500      586,560
                                                              ------------
TOTAL FINLAND....................................               16,714,720
                                                              ------------

FRANCE -- (4.0%)
BPCE SA
    2.500%, 07/15/19.............................         900      907,268
    2.250%, 01/27/20.............................       2,000    2,004,590
Credit Agricole SA
##  2.750%, 06/10/20.............................       5,000    5,070,635
Dexia Credit Local SA
    0.625%, 01/21/22............................. EUR   1,000    1,198,058
    1.125%, 06/15/22............................. GBP   2,000    2,643,369
Electricite de France SA
##  2.350%, 10/13/20.............................       5,300    5,319,173
French Republic Government Bond OAT
    0.0%, 05/25/22............................... EUR   6,500    7,662,282
Societe Generale SA
##  2.500%, 04/08/21.............................       4,200    4,205,657
Total Capital SA
    4.450%, 06/24/20.............................       8,000    8,511,825
    4.125%, 01/28/21.............................       4,000    4,248,816

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
FRANCE -- (Continued)
Unedic Asseo
    0.875%, 10/25/22............................. EUR   2,000 $ 2,441,995
                                                              -----------
TOTAL FRANCE.....................................              44,213,668
                                                              -----------

GERMANY -- (6.4%)
Bayer U.S. Finance LLC
##  2.375%, 10/08/19.............................       5,000   5,026,110
BMW US Capital LLC
##  2.000%, 04/11/21.............................       2,365   2,346,625
Deutsche Bank AG
    2.950%, 08/20/20.............................       1,000   1,009,578
FMS Wertmanagement AoeR
    1.000%, 11/21/17.............................      20,000  19,996,754
    0.875%, 02/14/22............................. GBP   2,000   2,645,181
Kreditanstalt fuer Wiederaufbau
    1.500%, 04/20/20.............................      14,000  13,890,240
    0.875%, 03/15/22............................. GBP  12,110  16,012,661
    2.900%, 06/06/22............................. AUD   1,000     775,326
NRW Bank
    0.0%, 08/10/22............................... EUR   5,000   5,834,032
Volkswagen Group of America Finance LLC
##  2.400%, 05/22/20.............................       3,625   3,636,269
                                                              -----------
TOTAL GERMANY....................................              71,172,776
                                                              -----------

IRELAND -- (2.9%)
Allergan Funding SCS
    3.450%, 03/15/22.............................       6,000   6,165,950
GE Capital International Funding Co., Unlimited
 Co.
    2.342%, 11/15/20.............................      23,715  23,827,409
Medtronic, Inc.
    2.500%, 03/15/20.............................       2,000   2,027,116
                                                              -----------
TOTAL IRELAND....................................              32,020,475
                                                              -----------

JAPAN -- (4.9%)
American Honda Finance Corp.
    2.450%, 09/24/20.............................       5,000   5,050,467
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
##  2.350%, 09/08/19.............................       3,000   3,013,929
Japan Finance Organization for Municipalities
    1.375%, 02/05/18.............................       7,330   7,316,725
Mizuho Financial Group, Inc.
##  2.632%, 04/12/21.............................       4,000   4,002,546
MUFG Union Bank NA
    2.625%, 09/26/18.............................       2,245   2,261,675

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
JAPAN -- (Continued)
Nissan Motor Acceptance Corp.
##  2.550%, 03/08/21.............................       3,500 $ 3,517,455
Sumitomo Mitsui Financial Group, Inc.
    2.058%, 07/14/21.............................       3,000   2,952,146
Toyota Credit Canada, Inc.
    2.020%, 02/28/22............................. CAD   4,000   3,065,499
Toyota Motor Credit Corp.
    1.900%, 04/08/21.............................      20,928  20,747,171
    2.600%, 01/11/22.............................       3,152   3,196,082
                                                              -----------
TOTAL JAPAN......................................              55,123,695
                                                              -----------

NETHERLANDS -- (5.7%)
ABN AMRO Bank NV
##  2.450%, 06/04/20.............................       2,400   2,415,048
Bank Nederlandse Gemeenten NV
    1.375%, 03/19/18.............................       5,000   4,997,560
    1.750%, 03/24/20.............................      10,000   9,967,120
    1.000%, 03/15/22............................. GBP   1,000   1,323,284
Cooperatieve Rabobank UA
    2.250%, 01/14/19.............................         570     572,938
    2.750%, 01/10/22.............................         810     822,275
    4.000%, 01/11/22............................. EUR     980   1,328,453
    4.750%, 06/06/22............................. EUR   1,367   1,927,862
ING Bank NV
##  2.750%, 03/22/21.............................       5,000   5,053,377
Mylan, Inc.
    2.550%, 03/28/19.............................       4,400   4,420,319
Nederlandse Waterschapsbank NV
    1.500%, 04/16/18.............................       5,000   4,998,580
Shell International Finance BV
    4.375%, 03/25/20.............................      10,000  10,557,033
    2.125%, 05/11/20.............................       3,620   3,635,725
    2.250%, 11/10/20.............................       4,606   4,638,334
    1.750%, 09/12/21.............................       7,000   6,884,560
                                                              -----------
TOTAL NETHERLANDS................................              63,542,468
                                                              -----------

NEW ZEALAND -- (0.2%)
ASB Finance, Ltd.
    0.500%, 06/10/22............................. EUR   2,000   2,344,437
                                                              -----------

NORWAY -- (1.2%)
Kommunalbanken A.S.
    2.250%, 01/25/22.............................      13,250  13,273,810
                                                              -----------

SINGAPORE -- (0.6%)
Singapore Government Bond
    1.750%, 04/01/22............................. SGD  10,000   7,357,934
                                                              -----------

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
SPAIN -- (0.6%)
Santander UK P.L.C.
    2.375%, 03/16/20.............................       5,000 $ 5,040,194
Telefonica Emisiones SAU
    3.192%, 04/27/18.............................       1,500   1,510,400
                                                              -----------
TOTAL SPAIN......................................               6,550,594
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (4.0%)
African Development Bank
    0.875%, 03/15/18.............................       8,040   8,022,561
European Investment Bank
    1.000%, 12/15/17.............................      15,000  14,992,050
    4.250%, 12/07/21............................. GBP     220     330,067
    5.000%, 08/22/22............................. AUD   1,000     849,081
Inter-American Development Bank
    0.875%, 03/15/18.............................      10,000   9,980,030
International Bank for Reconstruction &
 Development
    0.750%, 12/07/21............................. GBP   5,000   6,589,935
International Finance Corp.
    2.800%, 08/15/22............................. AUD   4,500   3,481,622
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              44,245,346
                                                              -----------

SWEDEN -- (8.2%)
Kommuninvest I Sverige AB
    0.250%, 06/01/22............................. SEK 269,000  31,800,201
Nordea Bank AB
    0.300%, 06/30/22............................. EUR   5,000   5,866,572
Skandinaviska Enskilda Banken AB
    0.300%, 02/17/22............................. EUR   1,250   1,469,102
    1.250%, 08/05/22............................. GBP   2,000   2,635,894
Svenska Handelsbanken AB
    2.400%, 10/01/20.............................      15,145  15,259,979
    0.250%, 02/28/22............................. EUR   1,600   1,872,922
Sweden Government Bond
    3.500%, 06/01/22............................. SEK 231,000  32,209,154
                                                              -----------
TOTAL SWEDEN.....................................              91,113,824
                                                              -----------

SWITZERLAND -- (0.1%)
UBS AG
    2.375%, 08/14/19.............................         667     671,226
                                                              -----------

UNITED KINGDOM -- (2.7%)
AstraZeneca P.L.C.
    2.375%, 11/16/20.............................       5,000   5,020,450
Barclays P.L.C.
    2.750%, 11/08/19.............................       8,000   8,076,240

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED KINGDOM -- (Continued)
BP Capital Markets P.L.C.
    2.315%, 02/13/20.............................     2,156 $ 2,173,109
HSBC USA, Inc.
    2.350%, 03/05/20.............................     2,825   2,839,988
Nationwide Building Society
##  2.350%, 01/21/20.............................     1,266   1,272,675
Network Rail Infrastructure Finance P.L.C.
    0.875%, 05/15/18.............................    10,000   9,963,020
Unilever Capital Corp.
    4.250%, 02/10/21.............................     1,000   1,063,548
                                                            -----------
TOTAL UNITED KINGDOM.............................            30,409,030
                                                            -----------

UNITED STATES -- (38.3%)
Abbott Laboratories
    2.000%, 03/15/20.............................   $ 8,500   8,472,995
AbbVie, Inc.
    2.500%, 05/14/20.............................     4,350   4,384,506
Activision Blizzard, Inc.
    2.600%, 06/15/22.............................     5,000   4,989,294
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................       596     596,000
Air Products & Chemicals, Inc.
    3.000%, 11/03/21.............................     3,990   4,085,312
Ameren Corp.
    2.700%, 11/15/20.............................     1,000   1,010,112
American Express Credit Corp.
    2.250%, 08/15/19.............................     2,500   2,513,862
AmerisourceBergen Corp.
    3.500%, 11/15/21.............................     5,000   5,167,885
Amgen, Inc.
    2.200%, 05/22/19.............................       575     577,292
Apache Corp.
    6.900%, 09/15/18.............................     4,890   5,098,356
Apple, Inc.
    2.250%, 02/23/21.............................    12,050  12,110,457
    2.850%, 05/06/21.............................    11,176  11,451,465
Assurant, Inc.
    2.500%, 03/15/18.............................     5,000   5,017,108
AT&T, Inc.
    1.400%, 12/01/17.............................     5,425   5,425,000
Bank of America Corp.
    2.600%, 01/15/19.............................     1,670   1,680,897
    2.650%, 04/01/19.............................     1,000   1,008,115
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.............................     3,534   3,556,419
Biogen, Inc.
    2.900%, 09/15/20.............................     5,000   5,103,746
Boston Scientific Corp.
    6.000%, 01/15/20.............................     1,433   1,546,884
Bristol-Myers Squibb Co.
    1.750%, 03/01/19.............................     1,200   1,199,470
Buckeye Partners L.P.
    6.050%, 01/15/18.............................     1,880   1,895,076

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Capital One NA/Mclean
    2.950%, 07/23/21.............................       4,495 $ 4,548,896
Caterpillar Financial Services Corp.
    2.450%, 09/06/18.............................       1,880   1,893,406
CBS Corp.
    2.300%, 08/15/19.............................       1,417   1,425,742
Celgene Corp.
    2.250%, 05/15/19.............................       1,300   1,304,784
Chevron Corp.
    2.193%, 11/15/19.............................       6,000   6,045,379
    2.419%, 11/17/20.............................      10,000  10,111,035
    2.100%, 05/16/21.............................       2,200   2,198,726
    2.498%, 03/03/22.............................       3,000   3,032,283
Cigna Corp.
    4.500%, 03/15/21.............................       1,000   1,060,183
Cisco Systems, Inc.
    2.450%, 06/15/20.............................       6,270   6,354,295
    2.200%, 02/28/21.............................       5,000   5,012,111
Citizens Bank NA
    2.550%, 05/13/21.............................       2,836   2,847,281
Comerica, Inc.
    2.125%, 05/23/19.............................         700     700,304
CVS Health Corp.
    2.250%, 08/12/19.............................         600     600,979
    2.800%, 07/20/20.............................       2,665   2,696,117
Dollar General Corp.
    1.875%, 04/15/18.............................       2,000   2,000,413
Dominion Energy, Inc.
    2.500%, 12/01/19.............................       5,167   5,201,792
DTE Energy Co.
    2.400%, 12/01/19.............................       2,210   2,218,429
eBay, Inc.
    2.200%, 08/01/19.............................       5,500   5,519,508
Express Scripts Holding Co.
    2.250%, 06/15/19.............................       2,865   2,873,417
Exxon Mobil Corp.
    1.305%, 03/06/18.............................       8,181   8,178,798
    1.912%, 03/06/20.............................       5,009   5,015,506
    2.222%, 03/01/21.............................       2,800   2,817,758
Fifth Third Bancorp
    2.300%, 03/01/19.............................       2,270   2,279,875
Fifth Third Bank
    2.375%, 04/25/19.............................       1,615   1,624,682
Ford Motor Credit Co. LLC
    5.000%, 05/15/18.............................       1,387   1,410,907
Fortune Brands Home & Security, Inc.
    3.000%, 06/15/20.............................       3,000   3,053,183
GATX Corp.
    2.500%, 03/15/19.............................       3,000   3,013,548
General Electric Co.
    2.200%, 01/09/20.............................       1,684   1,692,283
    0.375%, 05/17/22............................. EUR   4,523   5,304,288

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
General Motors Financial Co., Inc.
    3.450%, 01/14/22.............................     5,000 $5,123,906
Gilead Sciences, Inc.
    2.550%, 09/01/20.............................     5,118  5,183,630
Goldman Sachs Group, Inc. (The)
    2.625%, 04/25/21.............................       500    502,160
    5.250%, 07/27/21.............................     5,000  5,473,978
Harley-Davidson Financial Services, Inc.
##  2.150%, 02/26/20.............................     5,000  4,972,095
Hershey Co. (The)
    4.125%, 12/01/20.............................       300    318,225
Humana, Inc.
    2.625%, 10/01/19.............................     1,455  1,471,466
Huntington Bancshares, Inc.
    2.600%, 08/02/18.............................     4,400  4,426,570
International Business Machines Corp.
    2.500%, 01/27/22.............................     5,000  5,050,564
Jefferies Group LLC
    5.125%, 04/13/18.............................     1,875  1,903,924
Johnson & Johnson
    1.650%, 03/01/21.............................     4,452  4,406,248
JPMorgan Chase & Co.
    2.250%, 01/23/20.............................     2,675  2,687,569
KeyBank NA
    1.650%, 02/01/18.............................       820    820,065
KeyCorp
    2.900%, 09/15/20.............................     2,142  2,182,373
Kroger Co. (The)
    2.300%, 01/15/19.............................     2,700  2,708,672
L3 Technologies, Inc.
    4.750%, 07/15/20.............................     1,553  1,651,332
Legg Mason, Inc.
    2.700%, 07/15/19.............................     5,425  5,484,653
Lockheed Martin Corp.
    2.500%, 11/23/20.............................     3,500  3,543,731
Marathon Petroleum Corp.
    3.400%, 12/15/20.............................     3,500  3,605,215
Marriott International, Inc.
    6.750%, 05/15/18.............................     1,000  1,026,415
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19.............................     2,200  2,210,469
Mattel, Inc.
    2.350%, 05/06/19.............................     6,000  5,894,160
    2.350%, 08/15/21.............................     1,000    922,500
McKesson Corp.
    1.400%, 03/15/18.............................     2,907  2,904,536
    4.750%, 03/01/21.............................     1,769  1,898,846
Mead Johnson Nutrition Co.
    3.000%, 11/15/20.............................     2,800  2,861,954
Merck & Co., Inc.
    3.875%, 01/15/21.............................     7,155  7,559,372

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
MetLife, Inc.
    4.750%, 02/08/21.............................       2,300 $ 2,479,338
Microsoft Corp.
    1.850%, 02/12/20.............................       2,000   2,000,480
    1.550%, 08/08/21.............................       1,178   1,154,350
Mondelez International Holdings Netherlands BV
##  2.000%, 10/28/21.............................       6,000   5,886,990
Monsanto Co.
    2.125%, 07/15/19.............................       2,500   2,501,768
Morgan Stanley
    7.300%, 05/13/19.............................       1,800   1,939,535
    2.375%, 07/23/19.............................       1,365   1,370,633
NextEra Energy Capital Holdings, Inc.
    2.400%, 09/15/19.............................       3,850   3,871,066
Nordstrom, Inc.
    4.750%, 05/01/20.............................       5,225   5,474,531
Nucor Corp.
    5.750%, 12/01/17.............................       7,160   7,182,711
Nuveen Finance LLC
##  2.950%, 11/01/19.............................       4,564   4,634,110
NVIDIA Corp.
    2.200%, 09/16/21.............................         575     573,762
Omnicom Group, Inc.
    4.450%, 08/15/20.............................       1,000   1,059,108
Oracle Corp.
    1.900%, 09/15/21.............................      20,000  19,788,345
Pacific Gas & Electric Co.
    3.500%, 10/01/20.............................         100     103,256
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
##  3.375%, 02/01/22.............................         361     370,097
PepsiCo, Inc.
    4.500%, 01/15/20.............................         451     476,309
Pfizer, Inc.
    0.250%, 03/06/22............................. EUR  12,180  14,292,673
PG&E Corp.
    2.400%, 03/01/19.............................       1,210   1,214,355
PNC Bank NA
    2.400%, 10/18/19.............................       1,000   1,007,835
Procter & Gamble Co. (The)
    2.150%, 08/11/22.............................       7,369   7,336,047
    2.000%, 08/16/22............................. EUR     400     507,516
Progress Energy, Inc.
    4.400%, 01/15/21.............................       1,500   1,581,911
Prudential Financial, Inc.
    6.000%, 12/01/17.............................         250     250,897
Republic Services, Inc.
    3.800%, 05/15/18.............................         233     235,631
Roper Technologies, Inc.
    2.800%, 12/15/21.............................       1,000   1,009,514
SCANA Corp.
    4.750%, 05/15/21.............................       1,620   1,685,129

                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      -------     ------
                                                       (000)
UNITED STATES -- (Continued)
Scripps Networks Interactive, Inc.
    2.750%, 11/15/19.............................       6,000 $    6,055,541
Southern Co. (The)
    2.750%, 06/15/20.............................       5,000      5,072,970
Southwest Airlines Co.
    2.750%, 11/06/19.............................       5,000      5,063,336
State Street Corp.
    2.550%, 08/18/20.............................       2,000      2,035,945
Stryker Corp.
    2.625%, 03/15/21.............................       2,400      2,422,337
SunTrust Banks, Inc.
    2.900%, 03/03/21.............................       1,070      1,087,425
Time Warner, Inc.
    4.875%, 03/15/20.............................       2,635      2,793,133
    4.000%, 01/15/22.............................       3,470      3,645,653
Toyota Motor Credit Corp.
    0.750%, 07/21/22............................. EUR     500        599,901
Union Pacific Corp.
    1.800%, 02/01/20.............................         844        842,724
    4.000%, 02/01/21.............................       1,470      1,551,281
UnitedHealth Group, Inc.
    2.300%, 12/15/19.............................       2,710      2,730,463
Verizon Communications, Inc.
    4.600%, 04/01/21.............................       1,197      1,288,749
    3.125%, 03/16/22.............................       3,650      3,728,935
Viacom, Inc.
    4.500%, 03/01/21.............................       6,000      6,300,885
Walgreens Boots Alliance, Inc.
    2.700%, 11/18/19.............................       3,100      3,132,572
Wells Fargo & Co.
    2.125%, 04/22/19.............................       1,000      1,003,236
    2.150%, 01/30/20.............................       1,750      1,753,626
Wisconsin Electric Power Co.
    1.700%, 06/15/18.............................         535        535,305
Wyndham Worldwide Corp.
    2.500%, 03/01/18.............................       5,405      5,412,408
Xerox Corp.
    4.070%, 03/17/22.............................       2,900      2,946,862
Zimmer Biomet Holdings, Inc.
    2.700%, 04/01/20.............................       2,210      2,228,520
                                                              --------------
TOTAL UNITED STATES..............................                427,940,491
                                                              --------------
TOTAL BONDS......................................              1,103,668,836
                                                              --------------

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      -------     ------
                                                       (000)
U.S. TREASURY OBLIGATIONS -- (1.2%)
U.S. Treasury Notes
      2.000%, 11/15/21.............................    13,000 $   13,055,351
                                                              --------------
TOTAL INVESTMENT SECURITIES........................            1,116,724,187
                                                              --------------

                                                      SHARES
                                                      ------        -
TEMPORARY CASH INVESTMENTS -- (0.0%)
(S)@  DFA Short Term Investment Fund...............        97          1,121
                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,117,229,461)............................            $1,116,725,308
                                                              ==============

At October 31, 2017, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                                                    UNREALIZED
                                                                                                     FOREIGN
                                                                                                     EXCHANGE
                                                                            SETTLEMENT             APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD          COUNTERPARTY                        DATE               (DEPRECIATION)
------------------ --------------- ----------------------------- ------------------               --------------
USD   66,766,369   SEK 538,544,611 Barclays Capital                          11/13/17              $ 2,399,612
USD    1,578,170   AUD   2,006,640 Citibank, N.A.                            11/16/17                   42,601
USD    1,596,406   AUD   2,030,060 Citibank, N.A.                            11/16/17                   42,915
USD    1,694,070   AUD   2,115,340 Citibank, N.A.                            11/16/17                   75,320
USD    3,575,776   AUD   4,536,900 UBS AG                                    11/16/17                  103,941
USD    4,729,522   AUD   6,021,540 Citibank, N.A.                            11/16/17                  121,576
USD    2,821,286   EUR   2,386,387 Citibank, N.A.                            11/24/17                   38,341
USD    3,487,557   EUR   2,989,396 Citibank, N.A.                            11/24/17                    1,398
USD    4,287,205   EUR   3,626,244 Citibank, N.A.                            11/24/17                   58,370
USD   88,407,917   EUR  75,005,245 Citibank, N.A.                            11/24/17                  938,673
USD    7,380,803   SGD  10,046,699 National Australia Bank Ltd.              11/29/17                    8,972
USD    7,379,952   CAD   9,478,150 Citibank, N.A.                            12/20/17                   29,502
USD   19,197,131   CAD  23,918,531 HSBC Bank                                 12/20/17                  647,946
                                                                                                   -----------
                                                                 TOTAL APPRECIATION                $ 4,509,167

AUD   87,648,209   USD  69,866,824 State Street Bank and Trust               11/16/17              $(2,794,572)
NZD   19,569,289   USD  14,017,419 Citibank, N.A.                            11/07/17                 (627,549)
NZD   19,500,000   USD  13,964,788 UBS AG                                    11/07/17                 (622,328)
NZD   19,500,000   USD  13,963,956 State Street Bank and Trust               11/07/17                 (621,496)
NZD   19,000,000   USD  13,607,181 JP Morgan                                 11/07/17                 (606,835)
NZD   67,899,088   USD  47,944,856 State Street Bank and Trust               11/13/17               (1,491,549)
USD    2,540,275   GBP   1,915,370 Citibank, N.A.                            11/24/17                   (5,156)
USD   35,777,152   GBP  27,159,279 Citibank, N.A.                            11/24/17                 (316,168)
                                                                                                   -----------
                                                                 TOTAL (DEPRECIATION)              $(7,085,653)
                                                                                                   -----------
                                                                 TOTAL APPRECIATION
                                                                 (DEPRECIATION)                    $(2,576,486)
                                                                                                   ===========

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                          ----------------------------------------------
                                          LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                          ------- --------------  ------- --------------
Bonds
  Australia..............................   --    $   72,827,409    --    $   72,827,409
  Austria................................   --         7,183,871    --         7,183,871
  Belgium................................   --         4,290,851    --         4,290,851
  Canada.................................   --       107,603,047    --       107,603,047
  Denmark................................   --         5,069,164    --         5,069,164
  Finland................................   --        16,714,720    --        16,714,720
  France.................................   --        44,213,668    --        44,213,668
  Germany................................   --        71,172,776    --        71,172,776
  Ireland................................   --        32,020,475    --        32,020,475
  Japan..................................   --        55,123,695    --        55,123,695
  Netherlands............................   --        63,542,468    --        63,542,468
  New Zealand............................   --         2,344,437    --         2,344,437
  Norway.................................   --        13,273,810    --        13,273,810
  Singapore..............................   --         7,357,934    --         7,357,934
  Spain..................................   --         6,550,594    --         6,550,594
  Supranational Organization Obligations.   --        44,245,346    --        44,245,346
  Sweden.................................   --        91,113,824    --        91,113,824
  Switzerland............................   --           671,226    --           671,226
  United Kingdom.........................   --        30,409,030    --        30,409,030
  United States..........................   --       427,940,491    --       427,940,491
U.S. Treasury Obligations................   --        13,055,351    --        13,055,351
Securities Lending Collateral............   --             1,121    --             1,121
Forward Currency Contracts**.............   --        (2,576,486)   --        (2,576,486)
                                            --    --------------    --    --------------
TOTAL....................................   --    $1,114,148,822    --    $1,114,148,822
                                            ==    ==============    ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      -------     ------
                                                       (000)
BONDS -- (99.4%)
AUSTRALIA -- (8.2%)
Australia & New Zealand Banking Group, Ltd.
    2.300%, 06/01/21.............................      17,866 $   17,792,165
    2.550%, 11/23/21.............................      61,184     61,275,214
    2.625%, 05/19/22.............................       5,000      5,013,092
Commonwealth Bank of Australia
    2.400%, 11/02/20.............................       6,145      6,188,978
    2.550%, 03/15/21.............................      35,750     36,005,123
    2.900%, 07/12/21............................. AUD  15,000     11,521,554
##  2.000%, 09/06/21.............................      27,458     26,968,209
    3.250%, 01/17/22............................. AUD  28,480     22,096,090
##  2.750%, 03/10/22.............................     102,078    103,193,276
    3.250%, 03/31/22............................. AUD  21,000     16,283,409
    0.500%, 07/11/22............................. EUR  16,950     19,948,769
National Australia Bank, Ltd.
    2.625%, 01/14/21.............................      21,550     21,724,656
    3.000%, 05/12/21............................. AUD  14,343     11,067,658
    1.875%, 07/12/21.............................      31,520     30,969,776
    2.800%, 01/10/22.............................     180,432    182,847,131
    0.875%, 01/20/22............................. EUR   9,168     10,987,055
    3.250%, 03/24/22............................. AUD   8,000      6,206,969
    2.500%, 05/22/22.............................     115,430    115,296,481
    0.350%, 09/07/22............................. EUR   8,700     10,169,650
South Australian Government Financing Authority
    1.500%, 09/22/22............................. AUD  20,000     14,608,279
Western Australian Treasury Corp.
    2.750%, 10/20/22............................. AUD 112,000     86,496,657
Westpac Banking Corp.
    2.600%, 11/23/20.............................      34,678     35,093,458
    2.100%, 05/13/21.............................      10,020      9,947,991
    2.000%, 08/19/21.............................      45,570     45,057,473
    2.800%, 01/11/22.............................     189,509    192,616,303
    0.250%, 01/17/22............................. EUR  11,762     13,740,556
    2.500%, 06/28/22.............................      24,021     24,083,347
                                                              --------------
TOTAL AUSTRALIA..................................              1,137,199,319
                                                              --------------

AUSTRIA -- (2.3%)
Oesterreichische Kontrollbank AG
    1.875%, 01/20/21.............................      69,420     69,155,048
    2.375%, 10/01/21.............................      10,400     10,506,896
    0.750%, 03/07/22............................. GBP   8,000     10,479,943

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
AUSTRIA -- (Continued)
Republic of Austria Government Bond
##  0.0%, 09/20/22............................... EUR 198,000 $233,181,395
                                                              ------------
TOTAL AUSTRIA....................................              323,323,282
                                                              ------------

CANADA -- (18.9%)
Alberta, Province of Canada
##  1.750%, 08/26/20.............................      24,100   23,862,459
    1.350%, 09/01/21............................. CAD 226,500  171,689,493
Bank of Montreal
    1.900%, 08/27/21.............................     135,774  133,442,972
Bank of Nova Scotia (The)
    4.375%, 01/13/21.............................       6,321    6,729,074
    2.450%, 03/22/21.............................     100,422  100,941,748
    2.700%, 03/07/22.............................     188,023  189,422,726
Canada Housing Trust No. 1
##  1.750%, 06/15/22............................. CAD  97,000   74,573,684
CPPIB Capital, Inc.
##  2.250%, 01/25/22.............................     118,442  118,553,102
    2.250%, 01/25/22.............................      58,150   58,204,547
Export Development Canada
    1.375%, 10/21/21.............................      47,910   46,663,478
Province of British Columbia Canada
    2.650%, 09/22/21.............................      29,292   29,853,142
    3.250%, 12/18/21............................. CAD  63,000   51,391,807
Province of Manitoba Canada
    2.050%, 11/30/20.............................     124,400  124,102,241
    1.550%, 09/05/21............................. CAD  29,600   22,615,859
    2.125%, 05/04/22.............................      61,500   60,952,052
Province of Ontario Canada
    2.500%, 09/10/21.............................      41,798   42,218,271
    2.400%, 02/08/22.............................     187,269  188,062,125
    1.350%, 03/08/22............................. CAD  55,000   41,490,660
    3.150%, 06/02/22............................. CAD 162,150  131,811,447
Province of Quebec Canada
    4.250%, 12/01/21............................. CAD  58,000   48,967,537
    2.375%, 01/31/22.............................     202,636  203,517,465
    0.875%, 05/24/22............................. GBP  11,551   15,137,036
Royal Bank of Canada
    2.500%, 01/19/21.............................     149,714  151,096,366
    2.030%, 03/15/21............................. CAD  60,000   46,371,289
    2.750%, 02/01/22.............................      99,944  101,500,192
    1.968%, 03/02/22............................. CAD 141,634  108,576,552

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      -------     ------
                                                       (000)
CANADA -- (Continued)
Toronto-Dominion Bank (The)
    2.500%, 12/14/20.............................      47,336 $   47,811,986
    2.125%, 04/07/21.............................     126,746    126,149,416
#   1.800%, 07/13/21.............................      45,138     44,346,765
    2.621%, 12/22/21............................. CAD  47,179     37,191,358
    1.994%, 03/23/22............................. CAD  83,667     64,227,280
Total Capital Canada, Ltd.
    1.125%, 03/18/22............................. EUR  14,100     17,168,271
                                                              --------------
TOTAL CANADA.....................................              2,628,642,400
                                                              --------------

FINLAND -- (2.1%)
Finland Government Bond
##  --%, 04/15/22................................ EUR  20,000     23,615,856
##  1.625%, 09/15/22............................. EUR 178,000    226,377,318
Municipality Finance P.L.C.
    1.375%, 09/21/21.............................      13,800     13,421,383
OP Corporate Bank P.L.C.
    0.750%, 03/03/22............................. EUR  16,800     20,085,108
    2.500%, 05/20/22............................. GBP   2,550      3,547,956
    0.375%, 10/11/22............................. EUR   5,780      6,780,633
                                                              --------------
TOTAL FINLAND....................................                293,828,254
                                                              --------------

FRANCE -- (6.6%)
Agence Francaise de Developpement
    0.125%, 04/30/22............................. EUR  34,800     40,821,087
    0.500%, 10/25/22............................. EUR  13,600     16,168,060
Caisse d'Amortissement de la Dette Sociale
    2.000%, 03/22/21.............................      97,635     97,307,142
    1.875%, 02/12/22.............................      78,500     77,384,593
Dexia Credit Local SA
    0.875%, 09/07/21............................. GBP   4,600      6,039,677
    1.875%, 09/15/21.............................      35,742     35,007,931
    0.250%, 06/02/22............................. EUR  18,700     22,011,404
    1.125%, 06/15/22............................. GBP  12,100     15,992,383
French Republic Government Bond OAT
    3.000%, 04/25/22............................. EUR  35,500     47,542,079
    --%, 05/25/22................................ EUR 307,500    362,484,860
Sanofi
    4.000%, 03/29/21.............................      12,438     13,157,738
Total Capital International SA
    2.750%, 06/19/21.............................      14,807     15,146,939
    2.875%, 02/17/22.............................      33,380     34,125,378
Total Capital SA
    4.450%, 06/24/20.............................      45,399     48,303,544
Unedic Asseo
    0.875%, 10/25/22............................. EUR  75,000     91,574,818
                                                              --------------
TOTAL FRANCE.....................................                923,067,633
                                                              --------------

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
GERMANY -- (4.3%)
FMS Wertmanagement AoeR
    1.375%, 06/08/21.............................      20,000 $ 19,561,272
    0.875%, 02/14/22............................. GBP  34,700   45,893,886
Kreditanstalt fuer Wiederaufbau
#   2.625%, 01/25/22.............................     120,800  123,401,900
    5.500%, 02/09/22............................. AUD   2,300    1,971,106
    2.125%, 03/07/22.............................     174,500  174,579,118
    0.875%, 03/15/22............................. GBP  39,750   52,560,138
    --%, 04/28/22................................ EUR  32,000   37,644,544
    2.900%, 06/06/22............................. AUD   8,000    6,202,610
    0.625%, 07/04/22............................. EUR  11,500   13,908,131
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.375%, 07/21/21.............................      38,231   37,252,363
    0.875%, 03/07/22............................. GBP   5,485    7,223,775
Landwirtschaftliche Rentenbank
    5.500%, 03/29/22............................. AUD  32,000   27,499,792
    2.700%, 09/05/22............................. AUD  51,620   39,680,955
NRW Bank
    0.0%, 08/10/22............................... EUR  10,000   11,668,064
                                                              ------------
TOTAL GERMANY....................................              599,047,654
                                                              ------------

IRELAND -- (2.4%)
GE Capital European Funding Unlimited Co.
    4.350%, 11/03/21............................. EUR   2,462    3,356,448
    0.800%, 01/21/22............................. EUR   7,300    8,725,153
GE Capital International Funding Co., Unlimited
 Co.
    2.342%, 11/15/20.............................     324,378  325,915,555
                                                              ------------
TOTAL IRELAND....................................              337,997,156
                                                              ------------

JAPAN -- (2.6%)
Toyota Credit Canada, Inc.
    2.020%, 02/28/22............................. CAD  37,500   28,739,051
    2.350%, 07/18/22............................. CAD   5,000    3,872,025
Toyota Motor Credit Corp.
    4.250%, 01/11/21.............................      12,296   13,058,153
    1.900%, 04/08/21.............................     153,976  152,645,563
    2.750%, 05/17/21.............................      37,695   38,294,910
    2.600%, 01/11/22.............................      88,874   90,116,938
    3.300%, 01/12/22.............................      11,825   12,296,765
    2.800%, 07/13/22.............................      24,645   25,119,881
                                                              ------------
TOTAL JAPAN......................................              364,143,286
                                                              ------------

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^     VALUE+
                                                      -------     ------
                                                       (000)
LUXEMBOURG -- (0.1%)
Nestle Finance International, Ltd.
    2.125%, 09/10/21............................. EUR   8,723 $   11,042,193
    0.750%, 11/08/21............................. EUR   5,762      6,946,362
                                                              --------------
TOTAL LUXEMBOURG.................................                 17,988,555
                                                              --------------

NETHERLANDS -- (8.7%)
Bank Nederlandse Gemeenten NV
    4.375%, 02/16/21.............................      15,000     16,088,580
    1.625%, 04/19/21.............................     244,600    241,104,911
##  2.375%, 02/01/22.............................      94,000     94,662,982
    2.375%, 02/01/22.............................      25,000     25,176,325
    1.000%, 03/15/22............................. GBP  19,030     25,182,088
    2.250%, 08/30/22............................. EUR   1,302      1,687,968
Cooperatieve Rabobank UA
    4.500%, 01/11/21.............................      20,691     22,124,492
    2.500%, 01/19/21.............................      82,839     83,659,675
    2.750%, 01/10/22.............................     159,975    162,399,240
    4.000%, 01/11/22............................. EUR  11,562     15,673,037
    3.875%, 02/08/22.............................      43,653     46,328,740
    4.750%, 06/06/22............................. EUR  26,352     37,163,877
Nederlandse Waterschapsbank NV
    0.875%, 12/20/21............................. GBP     510        671,509
    1.875%, 04/14/22.............................      81,795     80,599,975
Shell International Finance BV
    2.125%, 05/11/20.............................      90,590     90,983,518
    2.250%, 11/10/20.............................     116,490    117,307,769
    1.875%, 05/10/21.............................      75,440     74,851,943
    1.750%, 09/12/21.............................      61,525     60,510,362
    1.250%, 03/15/22............................. EUR   5,500      6,758,258
    1.000%, 04/06/22............................. EUR   6,000      7,298,260
    2.375%, 08/21/22.............................       1,628      1,631,489
                                                              --------------
TOTAL NETHERLANDS................................              1,211,864,998
                                                              --------------

NEW ZEALAND -- (0.5%)
ANZ New Zealand International, Ltd.
    0.625%, 06/01/21............................. EUR   1,000      1,185,438
    0.400%, 03/01/22............................. EUR  20,282     23,751,094
ASB Finance, Ltd.
    0.500%, 06/10/22............................. EUR  36,739     43,066,130
                                                              --------------
TOTAL NEW ZEALAND................................                 68,002,662
                                                              --------------

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
NORWAY -- (1.6%)
Kommunalbanken A.S.
    1.625%, 02/10/21.............................      47,932 $ 47,338,554
    1.500%, 08/31/21.............................      28,980   28,352,004
##  2.250%, 01/25/22.............................      39,250   39,314,016
    2.250%, 01/25/22.............................      90,000   90,161,730
Statoil ASA
    2.900%, 11/08/20.............................      18,590   19,017,144
    3.150%, 01/23/22.............................       2,600    2,684,200
                                                              ------------
TOTAL NORWAY.....................................              226,867,648
                                                              ------------

SINGAPORE -- (0.8%)
Singapore Government Bond
    2.250%, 06/01/21............................. SGD  16,500   12,363,803
    1.250%, 10/01/21............................. SGD  50,000   36,156,555
    1.750%, 04/01/22............................. SGD  70,000   51,505,539
Temasek Financial I, Ltd.
    0.500%, 03/01/22............................. EUR     500      593,039
    4.625%, 07/26/22............................. GBP   3,000    4,592,776
                                                              ------------
TOTAL SINGAPORE..................................              105,211,712
                                                              ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.4%)
African Development Bank
    1.250%, 07/26/21.............................      15,000   14,586,737
    5.250%, 03/23/22............................. AUD   2,000    1,700,969
Asian Development Bank
    1.625%, 03/16/21.............................      35,000   34,610,463
    2.750%, 01/19/22............................. AUD  11,000    8,496,731
    5.000%, 03/09/22............................. AUD  11,600    9,785,520
Council Of Europe Development Bank
    1.625%, 03/16/21.............................      53,156   52,510,073
Dexia Credit Local SA
##  2.375%, 09/20/22.............................       2,700    2,691,010
European Financial Stability Facility
    2.250%, 09/05/22............................. EUR  15,600   20,311,982
European Investment Bank
    2.000%, 03/15/21.............................     105,000  105,089,877
#   1.625%, 06/15/21.............................      39,400   38,833,367
    1.125%, 09/07/21............................. GBP   4,500    6,014,800
    1.375%, 09/15/21.............................     106,000  103,324,277
    5.000%, 08/22/22............................. AUD  24,000   20,377,954
Inter-American Development Bank
    0.625%, 12/15/21............................. GBP   1,000    1,310,889
    3.750%, 07/25/22............................. AUD  10,176    8,210,772

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                        FACE
                                                       AMOUNT^      VALUE+
                                                       -------      ------
                                                        (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
International Bank for Reconstruction &
 Development
    1.375%, 05/24/21.............................        70,000 $   68,599,580
    1.375%, 05/24/21.............................         3,506      3,436,350
    2.250%, 06/24/21.............................         5,000      5,047,430
    0.750%, 12/07/21............................. GBP     5,500      7,248,928
#   2.000%, 01/26/22.............................        87,875     87,585,188
    2.600%, 09/20/22............................. AUD    50,000     38,339,704
International Finance Corp.
    2.800%, 08/15/22............................. AUD    58,000     44,874,235
Nordic Investment Bank
    2.125%, 02/01/22.............................        64,000     64,060,687
                                                                --------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....                  747,047,523
                                                                --------------

SWEDEN -- (9.3%)
Kommuninvest I Sverige AB
    1.000%, 09/15/21............................. SEK   270,000     33,290,212
    0.250%, 06/01/22............................. SEK 2,880,000    340,463,120
Nordea Bank AB
##  2.500%, 09/17/20.............................        66,255     66,826,689
##  4.875%, 01/14/21.............................         1,600      1,722,997
    2.000%, 02/17/21............................. EUR     8,500     10,564,464
##  2.250%, 05/27/21.............................        74,541     74,244,822
    0.300%, 06/30/22............................. EUR     3,300      3,871,938
    3.250%, 07/05/22............................. EUR     9,300     12,394,248
Skandinaviska Enskilda Banken AB
    0.750%, 08/24/21............................. EUR     2,400      2,869,572
    0.300%, 02/17/22............................. EUR    24,308     28,568,752
    1.250%, 08/05/22............................. GBP     5,351      7,052,335
Svensk Exportkredit AB
    1.750%, 03/10/21.............................        78,204     77,487,858
    2.375%, 03/09/22.............................        83,582     84,163,527
Svenska Handelsbanken AB
    2.400%, 10/01/20.............................        20,900     21,058,671
    2.450%, 03/30/21.............................        15,524     15,609,093
    1.875%, 09/07/21.............................        54,502     53,541,753
    2.375%, 01/18/22............................. GBP     1,000      1,385,798
    0.250%, 02/28/22............................. EUR    42,939     50,263,359
    2.625%, 08/23/22............................. EUR     6,510      8,461,779
Sweden Government Bond
    3.500%, 06/01/22............................. SEK 2,833,000    395,015,288
                                                                --------------
TOTAL SWEDEN.....................................                1,288,856,275
                                                                --------------

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
SWITZERLAND -- (0.2%)
Novartis Capital Corp.
    2.400%, 05/17/22.............................      24,915 $ 25,039,088
                                                              ------------

UNITED KINGDOM -- (0.0%)
Transport for London
    2.250%, 08/09/22............................. GBP   1,729    2,403,543
                                                              ------------

UNITED STATES -- (25.4%)
3M Co.
    0.375%, 02/15/22............................. EUR   8,900   10,499,777
Alphabet, Inc.
    3.625%, 05/19/21.............................       6,075    6,386,228
Apple, Inc.
    2.250%, 02/23/21.............................     165,171  165,999,696
    2.850%, 05/06/21.............................      72,415   74,199,879
    1.550%, 08/04/21.............................       1,125    1,101,386
    2.500%, 02/09/22.............................      98,478   99,490,991
    2.300%, 05/11/22.............................      41,500   41,509,277
    3.700%, 08/28/22............................. AUD   6,700    5,315,995
Automatic Data Processing, Inc.
    2.250%, 09/15/20.............................       1,746    1,760,931
Berkshire Hathaway, Inc.
    2.200%, 03/15/21.............................     184,843  185,619,882
    3.400%, 01/31/22.............................      39,959   42,021,791
Chevron Corp.
    1.961%, 03/03/20.............................      62,232   62,373,564
    2.419%, 11/17/20.............................      41,234   41,691,842
    2.100%, 05/16/21.............................      84,825   84,775,871
    2.411%, 03/03/22.............................      12,500   12,585,520
    2.498%, 03/03/22.............................      78,872   79,720,742
Cisco Systems, Inc.
    2.450%, 06/15/20.............................      77,193   78,230,792
    2.200%, 02/28/21.............................      69,258   69,425,761
    1.850%, 09/20/21.............................      98,393   97,183,051
Coca-Cola Co. (The)
    1.875%, 10/27/20.............................     164,488  164,179,284
    1.550%, 09/01/21.............................      46,814   46,161,042
    3.300%, 09/01/21.............................      45,504   47,541,178
    2.200%, 05/25/22.............................      30,592   30,641,333
Colgate-Palmolive Co.
    2.300%, 05/03/22.............................      29,897   29,986,426
Exxon Mobil Corp.
    2.222%, 03/01/21.............................     184,176  185,344,059
    2.397%, 03/06/22.............................       8,717    8,788,406
General Electric Co.
    0.375%, 05/17/22............................. EUR  31,000   36,354,838
    0.375%, 05/17/22............................. EUR   1,800    2,110,926
    2.700%, 10/09/22.............................       9,197    9,321,255
International Business Machines Corp.
    2.250%, 02/19/21.............................      93,597   94,159,174
    2.500%, 01/27/22.............................     176,310  178,092,981

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
UNITED STATES -- (Continued)
Johnson & Johnson
    1.650%, 03/01/21.............................      50,389 $ 49,871,163
    0.250%, 01/20/22............................. EUR   1,762    2,079,746
    2.250%, 03/03/22.............................      60,800   61,039,783
Merck & Co., Inc.
    1.850%, 02/10/20.............................       2,678    2,677,042
    1.850%, 02/10/20.............................      10,000    9,997,750
    3.875%, 01/15/21.............................      18,273   19,305,717
    1.125%, 10/15/21............................. EUR   2,750    3,341,973
    2.350%, 02/10/22.............................      87,933   88,459,565
Microsoft Corp.
    2.000%, 11/03/20.............................     154,317  154,540,314
    1.550%, 08/08/21.............................      48,287   47,317,566
    2.400%, 02/06/22.............................       8,922    8,996,212
    2.375%, 02/12/22.............................      63,194   63,614,897
Nestle Holdings, Inc.
    1.375%, 07/13/21.............................      19,430   18,944,250
    2.375%, 01/18/22.............................      23,872   24,001,768
Oracle Corp.
    2.800%, 07/08/21.............................     129,657  132,601,684
    1.900%, 09/15/21.............................     226,040  223,647,877
    2.500%, 05/15/22.............................      59,818   60,293,207
Pfizer, Inc.
    1.950%, 06/03/21.............................     136,427  135,905,914
    5.750%, 06/03/21............................. EUR  12,000   16,889,237
    2.200%, 12/15/21.............................      61,477   61,673,268
    0.250%, 03/06/22............................. EUR  67,073   78,707,097
Procter & Gamble Co. (The)
    1.850%, 02/02/21.............................      47,391   47,107,835
    1.700%, 11/03/21.............................      58,050   57,089,305
    2.000%, 11/05/21............................. EUR   2,100    2,646,235
    2.300%, 02/06/22.............................      13,000   13,021,395
    2.150%, 08/11/22.............................     114,947  114,432,969
    2.000%, 08/16/22............................. EUR   2,000    2,537,578

                                                                              FACE
                                                                             AMOUNT^       VALUE+
                                                                             -------       ------
                                                                              (000)
UNITED STATES -- (Continued)
Roche Holdings, Inc.
                          6.500%, 03/04/21............................. EUR    13,540 $     19,259,880
Toyota Motor Credit Corp.
                          0.750%, 07/21/22............................. EUR     5,550        6,658,901
USAA Capital Corp.
##                        2.000%, 06/01/21.............................         7,000        6,912,363
Wal-Mart Stores, Inc.
                          1.900%, 04/08/22............................. EUR     5,000        6,298,539
                                                                                      ----------------
TOTAL UNITED STATES....................................................                  3,532,444,908
                                                                                      ----------------
TOTAL BONDS............................................................                 13,832,975,896
                                                                                      ----------------
TOTAL INVESTMENT SECURITIES............................................                 13,832,975,896
                                                                                      ----------------

                                                                             SHARES
                                                                             ------          -
SECURITIES LENDING COLLATERAL -- (0.6%)
(S)@                      DFA Short Term Investment Fund                    6,687,496       77,381,021
                                                                                      ----------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $13,934,876,769).                                                             $13,910,356,917
                                                                                      ================

At October 31, 2017, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                             UNREALIZED
                                                                              FOREIGN
                                                                              EXCHANGE
                                                                SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD         COUNTERPARTY             DATE    (DEPRECIATION)
------------------ --------------- ---------------------------- ---------- --------------
USD.. 16,418,034   SGD  22,314,191 State Street Bank and Trust   11/01/17    $   47,855
USD.. 83,794,238   SEK 682,987,898 Citibank, N.A.                11/01/17     2,210,811
USD.. 13,040,609   CAD  16,261,717 HSBC Bank                     11/02/17       435,492
USD.. 16,451,428   CAD  20,682,522 UBS AG                        11/02/17       419,566
USD.. 77,827,961   CAD  96,460,520 State Street Bank and Trust   11/02/17     3,057,498
USD.. 85,389,124   SEK 696,000,000 Citibank, N.A.                11/02/17     2,251,391
USD..  4,630,595   AUD   5,773,488 Citibank, N.A.                11/03/17       211,898
USD..  4,847,595   AUD   6,105,476 Citibank, N.A.                11/03/17       174,814
USD..  5,336,874   AUD   6,673,512 Bank of America Corp.         11/03/17       229,350

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                                               UNREALIZED
                                                                                FOREIGN
                                                                                EXCHANGE
                                                                  SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------ ----------------- ---------------------------- ---------- --------------
USD..   5,590,983  AUD     7,080,142 UBS AG                        11/03/17    $  172,248
USD..   6,429,664  AUD     8,073,897 UBS AG                        11/03/17       250,366
USD..   6,511,617  AUD     8,129,765 UBS AG                        11/03/17       289,560
USD..   7,075,845  AUD     8,834,139 UBS AG                        11/03/17       314,700
USD..   9,883,842  AUD    12,468,331 Citibank, N.A.                11/03/17       341,295
USD..  10,256,472  AUD    12,756,240 Citibank, N.A.                11/03/17       493,577
USD..  10,955,413  AUD    13,613,173 State Street Bank and Trust   11/03/17       536,671
USD..  12,167,694  AUD    15,231,807 State Street Bank and Trust   11/03/17       510,142
USD..  14,575,054  AUD    18,171,435 UBS AG                        11/03/17       667,678
USD..  16,710,860  AUD    21,389,230 JP Morgan                     11/03/17       340,769
USD..  36,689,702  AUD    45,983,870 UBS AG                        11/03/17     1,496,282
USD..  18,224,343  SGD    24,713,877 Citibank, N.A.                11/13/17        92,931
USD..  13,987,728  SGD    18,959,987 HSBC Bank                     11/14/17        77,552
USD..  11,393,351  SGD    15,513,569 State Street Bank and Trust   11/15/17        11,571
USD.. 117,716,255  CAD   146,959,715 Citibank, N.A.                11/17/17     3,787,467
USD.. 105,082,312  CAD   131,434,781 Barclays Capital              11/20/17     3,186,574
USD.. 144,449,992  CAD   181,060,843 HSBC Bank                     11/21/17     4,080,165
USD..   4,282,467  AUD     5,453,230 State Street Bank and Trust   11/27/17       109,897
USD..   6,645,903  AUD     8,488,622 HSBC Bank                     11/27/17       150,785
USD..   8,263,921  AUD    10,509,374 State Street Bank and Trust   11/27/17       222,612
USD..  10,861,783  AUD    13,814,334 UBS AG                        11/27/17       291,664
USD..  11,560,498  AUD    14,878,471 Barclays Capital              11/27/17       176,149
USD..  18,930,934  AUD    24,158,836 State Street Bank and Trust   11/27/17       445,659
USD..  19,765,061  AUD    24,844,368 HSBC Bank                     11/27/17       755,248
USD..  20,199,245  AUD    25,965,243 Bank of America Corp.         11/27/17       331,788
USD..  46,311,743  AUD    58,792,885 HSBC Bank                     11/27/17     1,326,024
USD..  19,166,961  SGD    25,923,660 Barclays Capital              12/04/17       144,470
                                     Morgan Stanley and Co.
USD.. 128,316,871  SEK 1,043,937,494 International                 12/18/17     3,267,093
USD..  11,043,517  EUR     9,353,446 Citibank, N.A.                12/19/17       118,943
USD..  15,928,414  SGD    21,384,931 HSBC Bank                     12/19/17       233,711
USD..  85,227,835  EUR    72,072,658 Barclays Capital              12/19/17     1,048,903
USD..  86,342,210  EUR    73,000,000 Royal Bank of Scotland        12/20/17     1,074,352
USD.. 103,964,173  SEK   841,922,455 Bank of America Corp.         12/20/17     3,097,126
USD..  88,067,675  EUR    74,674,662 HSBC Bank                     12/21/17       837,773
USD.. 136,129,731  SEK 1,106,665,562 State Street Bank and Trust   12/21/17     3,534,470
USD..  16,487,390  SGD    22,402,047 State Street Bank and Trust   12/22/17        45,650
USD..  84,470,395  SEK   704,022,027 Citibank, N.A.                01/03/18        32,588
USD..  85,165,258  EUR    72,000,000 State Street Bank and Trust   01/03/18       985,898
USD.. 105,748,475  CAD   136,267,347 Citibank, N.A.                01/03/18        52,329
USD..  22,600,643  EUR    19,042,640 ANZ Securities                01/04/18       335,492
USD..  42,680,662  SEK   355,000,000 Citibank, N.A.                01/04/18       100,709
USD..  42,740,216  SEK   355,512,770 State Street Bank and Trust   01/04/18        98,760
USD..  74,020,401  EUR    63,000,000 UBS AG                        01/04/18       359,160
USD.. 135,627,794  SEK 1,094,682,579 State Street Bank and Trust   01/04/18     4,327,703
USD..  10,433,511  EUR     8,748,887 ANZ Securities                01/05/18       203,488
USD..  58,801,196  EUR    49,607,272 State Street Bank and Trust   01/05/18       795,694
USD..  75,071,420  EUR    63,880,023 UBS AG                        01/05/18       376,871
USD.. 124,725,285  SEK 1,011,625,330 JP Morgan                     01/05/18     3,380,072
USD..  95,286,322  EUR    80,419,166 State Street Bank and Trust   01/08/18     1,236,169
USD..  94,798,648  EUR    80,000,000 State Street Bank and Trust   01/09/18     1,233,245
USD..  27,120,105  EUR    22,971,343 Bank of America Corp.         01/10/18       251,999
USD..  75,968,384  EUR    64,000,000 Royal Bank of Scotland        01/10/18     1,111,689
USD..  85,340,300  EUR    72,112,063 Bank of America Corp.         01/11/18       990,517
USD..   3,380,259  GBP     2,536,268 State Street Bank and Trust   01/12/18         3,955

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                      SETTLEMENT         APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD          COUNTERPARTY                  DATE           (DEPRECIATION)
------------------ --------------- ----------------------------- ----------             --------------
USD..  17,834,324  AUD  23,184,325 State Street Bank and Trust           01/12/18        $   101,752
USD..  18,002,885  AUD  23,155,643 Citibank, N.A.                        01/12/18            292,250
USD..  19,531,293  AUD  25,445,343 State Street Bank and Trust           01/12/18             69,377
USD..  19,653,004  AUD  24,948,788 Barclays Capital                      01/12/18            570,879
USD..  19,871,760  AUD  25,963,657 JP Morgan                             01/12/18             13,411
USD.. 114,312,517  EUR  96,209,457 Royal Bank of Scotland                01/12/18          1,769,337
USD..  97,851,145  EUR  82,548,634 Citibank, N.A.                        01/16/18          1,265,448
USD..  79,665,345  EUR  67,000,000 Royal Bank of Scotland                01/17/18          1,267,684
USD..   5,804,113  EUR   4,957,756 Citibank, N.A.                        01/18/18              2,633
USD..  16,180,276  SGD  21,968,365 State Street Bank and Trust           01/18/18             51,145
USD..  80,543,511  EUR  67,734,737 Royal Bank of Scotland                01/18/18          1,281,491
USD..  11,159,212  EUR   9,427,534 Bank of America Corp.                 01/19/18            126,629
USD..  15,689,842  CAD  20,206,560 JP Morgan                             01/19/18             13,974
USD..  75,778,462  EUR  63,811,615 UBS AG                                01/19/18          1,102,848
USD..  78,358,902  CAD  99,000,000 Barclays Capital                      01/19/18          1,556,568
USD..  18,134,074  SGD  24,686,550 Barclays Capital                      01/22/18              8,227
USD..  79,627,653  CAD 100,611,459 Barclays Capital                      01/22/18          1,572,758
USD..  96,564,176  EUR  81,826,406 Citibank, N.A.                        01/22/18            789,939
USD..  94,436,447  EUR  79,887,685 Citibank, N.A.                        01/23/18            925,931
USD..  94,437,748  CAD 119,348,075 Barclays Capital                      01/23/18          1,845,931
USD..   5,848,117  EUR   4,928,815 Citibank, N.A.                        01/24/18             78,480
USD..  32,165,611  EUR  27,110,439 Citibank, N.A.                        01/24/18            430,315
USD..  75,478,321  EUR  63,841,837 Citibank, N.A.                        01/24/18            745,499
USD.. 111,620,260  CAD 141,603,583 Bank of America Corp.                 01/24/18          1,761,189
                                                                                         -----------
                                                                    TOTAL APPRECIATION   $76,420,573

CAD.. 133,404,759  USD 103,458,034 Citibank, N.A.                        11/02/17        $   (50,592)
CAD..  19,860,180  USD  15,407,922 JP Morgan                             11/02/17            (13,491)
SEK.. 341,987,898  USD  40,944,425 State Street Bank and Trust           11/01/17            (93,709)
SEK.. 341,000,000  USD  40,828,348 Citibank, N.A.                        11/01/17            (95,638)
SEK.. 696,000,000  USD  83,170,617 Citibank, N.A.                        11/02/17            (32,884)
SGD..  22,314,191  USD  16,370,419 Royal Bank of Scotland                11/01/17               (240)
SGD..  13,536,901  USD   9,949,068 National Australia Bank Ltd.          11/13/17            (17,679)
SGD..  13,727,809  USD  10,110,215 Citibank, N.A.                        12/04/17            (36,903)
SGD..  18,151,804  USD  13,330,804 State Street Bank and Trust           12/22/17             (8,484)
SGD..  15,912,891  USD  11,703,960 HSBC Bank                             01/22/18            (20,082)
USD..   1,274,951  GBP     959,804 ANZ Securities                        01/12/18             (2,749)
USD..   2,316,284  GBP   1,743,550 State Street Bank and Trust           01/12/18             (4,747)
USD..  11,804,256  GBP   8,928,448 UBS AG                                01/12/18            (81,378)
USD..   3,513,316  EUR   3,003,942 Citibank, N.A.                        01/17/18             (1,640)
USD..   5,263,270  EUR   4,500,000 State Street Bank and Trust           01/17/18             (2,244)
USD..  96,527,163  GBP  73,000,000 Barclays Capital                      01/18/18           (669,066)
USD..  98,079,893  GBP  74,178,335 State Street Bank and Trust           01/19/18           (688,275)
USD..  16,384,170  SGD  22,314,191 Royal Bank of Scotland                01/26/18               (728)
                                                                                         -----------
                                                                   TOTAL (DEPRECIATION)  $(1,820,529)
                                                                                         -----------
                                                                   TOTAL APPRECIATION
                                                                   (DEPRECIATION)        $74,600,044
                                                                                         ===========

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                          -----------------------------------------------
                                          LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                          ------- --------------- ------- ---------------
Bonds
  Australia..............................    --   $ 1,137,199,319   --    $ 1,137,199,319
  Austria................................    --       323,323,282   --        323,323,282
  Canada.................................    --     2,628,642,400   --      2,628,642,400
  Finland................................    --       293,828,254   --        293,828,254
  France.................................    --       923,067,633   --        923,067,633
  Germany................................    --       599,047,654   --        599,047,654
  Ireland................................    --       337,997,156   --        337,997,156
  Japan..................................    --       364,143,286   --        364,143,286
  Luxembourg.............................    --        17,988,555   --         17,988,555
  Netherlands............................    --     1,211,864,998   --      1,211,864,998
  New Zealand............................    --        68,002,662   --         68,002,662
  Norway.................................    --       226,867,648   --        226,867,648
  Singapore..............................    --       105,211,712   --        105,211,712
  Supranational Organization Obligations.    --       747,047,523   --        747,047,523
  Sweden.................................    --     1,288,856,275   --      1,288,856,275
  Switzerland............................    --        25,039,088   --         25,039,088
  United Kingdom.........................    --         2,403,543   --          2,403,543
  United States..........................    --     3,532,444,908   --      3,532,444,908
Securities Lending Collateral............    --        77,381,021   --         77,381,021
Forward Currency Contracts**.............    --        74,600,044   --         74,600,044
                                            ---   ---------------   --    ---------------
TOTAL....................................    --.. $13,984,956,961   --    $13,984,956,961
                                            ===   ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
BONDS -- (99.4%)
AUSTRALIA -- (0.4%)
Australia Government Bond
    3.250%, 04/21/29............................. AUD   5,000 $  4,004,839
                                                              ------------

AUSTRIA -- (4.0%)
Austria Government Bond
##  4.850%, 03/15/26............................. EUR  10,950   17,608,546
##  0.750%, 10/20/26............................. EUR  15,300   18,289,139
                                                              ------------
TOTAL AUSTRIA....................................               35,897,685
                                                              ------------

BELGIUM -- (4.0%)
Belgium Government Bond
    5.500%, 03/28/28............................. EUR   4,700    8,201,524
##  1.000%, 06/22/31............................. EUR  23,300   27,133,068
Kingdom of Belgium Government Bond
##  0.800%, 06/22/27............................. EUR     800      948,829
                                                              ------------
TOTAL BELGIUM....................................               36,283,421
                                                              ------------

CANADA -- (12.1%)
Alberta, Province of Canada
    2.900%, 09/20/29............................. CAD  10,300    8,031,940
    3.500%, 06/01/31............................. CAD   5,000    4,128,169
British Columbia, Province of Canada
    5.700%, 06/18/29............................. CAD  21,958   22,035,273
Manitoba, Province of Canada
    3.250%, 09/05/29............................. CAD  32,700   26,247,193
Ontario, Province of Canada
    1.875%, 05/21/24............................. EUR   6,800    8,671,790
    6.500%, 03/08/29............................. CAD   9,600   10,127,438
Quebec, Province of Canada
    0.875%, 05/04/27............................. EUR  13,931   16,266,010
Saskatchewan, Province of Canada
    6.400%, 09/05/31............................. CAD  13,000   14,062,894
                                                              ------------
TOTAL CANADA.....................................              109,570,707
                                                              ------------

DENMARK -- (3.9%)
Denmark Government Bond
    0.500%, 11/15/27............................. DKK 227,000   35,661,875
                                                              ------------

FINLAND -- (4.0%)
Finland Government Bond
##  0.500%, 09/15/27............................. EUR     800      930,042
##  2.750%, 07/04/28............................. EUR  24,450   34,973,628
                                                              ------------
TOTAL FINLAND....................................               35,903,670
                                                              ------------

                                                        FACE
                                                       AMOUNT^     VALUE+
                                                       -------     ------
                                                        (000)
FRANCE -- (24.5%)
Agence Francaise de Developpement
    1.375%, 09/17/24............................. EUR     1,000 $  1,244,673
    0.250%, 07/21/26............................. EUR     4,000    4,477,150
    0.875%, 05/25/31............................. EUR     5,500    6,116,886
Caisse d'Amortissement de la Dette Sociale
    1.375%, 11/25/24............................. EUR    19,710   24,812,977
France Government Bond OAT
    1.000%, 11/25/25............................. EUR     3,000    3,679,885
    3.500%, 04/25/26............................. EUR    14,800   21,744,525
    2.750%, 10/25/27............................. EUR    58,700   82,373,643
French Republic Government Bond OAT
    3.500%, 04/25/26............................. EUR    13,047   19,168,974
SNCF Mobilites Group
    5.375%, 03/18/27............................. GBP     8,031   13,729,179
SNCF Reseau
    3.125%, 10/25/28............................. EUR     6,600    9,472,286
    5.250%, 12/07/28............................. GBP    13,923   24,343,906
Unedic Asseo
    1.500%, 04/20/32............................. EUR     9,000   10,992,868
                                                                ------------
TOTAL FRANCE.....................................                222,156,952
                                                                ------------

GERMANY -- (6.8%)
Bundesrepublik Deutschland
    4.750%, 07/04/28............................. EUR     2,150    3,637,689
Deutsche Bahn Finance BV
    3.125%, 07/24/26............................. GBP    15,550   22,821,931
Kreditanstalt fuer Wiederaufbau
    2.050%, 02/16/26............................. JPY 2,499,000   25,803,909
    2.050%, 02/16/26............................. JPY   136,000    1,404,294
State of North Rhine- Westphalia Germany
    0.500%, 02/16/27............................. EUR     7,000    8,081,466
                                                                ------------
TOTAL GERMANY....................................                 61,749,289
                                                                ------------

NETHERLANDS -- (4.5%)
Bank Nederlandse Gemeenten NV
    1.125%, 09/04/24............................. EUR     6,976    8,641,210
Nederlandse Waterschapsbank NV
    3.000%, 11/16/23............................. EUR     1,700    2,325,524
    0.500%, 04/29/30............................. EUR     2,500    2,738,031
Netherlands Government Bond
    5.500%, 01/15/28............................. EUR    15,250   26,738,696
                                                                ------------
TOTAL NETHERLANDS................................                 40,443,461
                                                                ------------

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED

                                                        FACE
                                                       AMOUNT^     VALUE+
                                                       -------     ------
                                                        (000)
NORWAY -- (2.0%)
Norway Government Bond
##  1.500%, 02/19/26............................. NOK   145,000 $ 17,719,291
                                                                ------------

SINGAPORE -- (3.8%)
Singapore Government Bond
    3.500%, 03/01/27............................. SGD    42,480   34,675,846
                                                                ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (13.0%)
Asian Development Bank
    2.350%, 06/21/27............................. JPY 2,660,000   28,432,980
EFSF GOVT GUARANT REGS 07/27 0.875
    0.875%, 07/26/27............................. EUR     2,300    2,744,579
European Financial Stability Facility
    1.750%, 06/27/24............................. EUR    26,025   33,606,530
European Investment Bank
    1.250%, 05/12/25............................. SEK    50,000    6,118,411
    1.250%, 05/12/25............................. SEK    25,000    3,059,206
    1.900%, 01/26/26............................. JPY 1,721,000   17,482,139
    2.150%, 01/18/27............................. JPY   145,000    1,522,432
    6.000%, 12/07/28............................. GBP     1,300    2,462,815
    5.625%, 06/07/32............................. GBP     1,800    3,505,602
European Union
    3.000%, 09/04/26............................. EUR     9,925   14,231,834
    2.875%, 04/04/28............................. EUR     3,460    4,993,793
                                                                ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....                118,160,321
                                                                ------------

                                                         FACE
                                                        AMOUNT^    VALUE+
                                                        -------    ------
                                                         (000)
SWEDEN -- (3.9%)
Sweden Government Bond
     2.250%, 06/01/32.............................. SEK 258,000 $ 35,137,235
                                                                ------------

UNITED KINGDOM -- (12.5%)
Network Rail Infrastructure Finance P.L.C.
     4.375%, 12/09/30.............................. GBP   1,200    2,061,605
United Kingdom Gilt
     4.250%, 12/07/27.............................. GBP   7,025   11,891,035
     4.750%, 12/07/30.............................. GBP  54,300   99,246,874
                                                                ------------
TOTAL UNITED KINGDOM...............................              113,199,514
                                                                ------------
TOTAL BONDS........................................              900,564,106
                                                                ------------

AGENCY OBLIGATIONS -- (0.2%)
Federal National Mortgage Association
     7.250%, 05/15/30..............................       1,300    1,913,547
                                                                ------------
U.S. TREASURY OBLIGATIONS -- (0.4%)
U.S. Treasury Bonds
     5.375%, 02/15/31..............................       2,850    3,797,402
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $879,934,570)..............................              $906,275,055
                                                                ============

At October 31, 2017, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                             UNREALIZED
                                                                              FOREIGN
                                                                              EXCHANGE
                                                                SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD         COUNTERPARTY             DATE    (DEPRECIATION)
------------------ --------------- ---------------------------- ---------- --------------
SGD..    683,241   USD     500,018 State Street Bank and Trust   11/15/17    $    1,252
USD..     62,409   AUD      81,250 Citibank, N.A.                11/01/17           224
USD..    877,426   CAD   1,096,049 Citibank, N.A.                11/01/17        27,842
USD.. 86,695,256   CAD 108,025,583 State Street Bank and Trust   11/01/17     2,960,985
USD.. 17,921,103   SGD  24,292,897 JP Morgan                     11/15/17        98,229
USD.. 17,617,379   SGD  23,650,450 State Street Bank and Trust   12/19/17       259,979
USD..  2,077,456   EUR   1,761,299 State Street Bank and Trust   12/21/17        20,025
USD.. 11,626,620   EUR   9,822,537 State Street Bank and Trust   12/21/17       152,595
USD.. 98,162,311   EUR  82,752,957 Barclays Capital              12/21/17     1,495,890
USD..    193,459   EUR     163,758 Citibank, N.A.                12/22/17         2,155
USD..  2,718,289   EUR   2,306,532 UBS AG                        12/22/17        23,771
USD..  3,658,140   EUR   3,130,594 State Street Bank and Trust   12/22/17           941

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED

                                                                                                     UNREALIZED
                                                                                                      FOREIGN
                                                                                                      EXCHANGE
                                                                             SETTLEMENT             APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD          COUNTERPARTY                        DATE               (DEPRECIATION)
------------------ ----------------- ----------------------------     ----------                   --------------
USD.. 102,114,037  EUR    86,493,259 State Street Bank and Trust              12/22/17              $ 1,071,555
USD..  35,923,387  DKK   226,298,194 State Street Bank and Trust              12/27/17                  378,053
USD..  76,016,367  JPY 8,548,291,332 UBS AG                                   12/27/17                  628,599
USD..  46,092,123  SEK   370,291,675 State Street Bank and Trust              01/08/18                1,667,342
USD..  18,564,182  NOK   146,987,622 JP Morgan                                01/16/18                  532,795
USD.. 104,202,546  EUR    87,739,612 UBS AG                                   01/19/18                1,525,166
USD..   4,028,612  AUD     5,233,071 Citibank, N.A.                           01/25/18                   26,484
USD..  85,878,299  CAD   110,173,802 JP Morgan                                01/26/18                  401,351
                                                                                                    -----------
                                                                  TOTAL APPRECIATION                $11,275,233

CAD.. 109,121,632  USD    84,985,456 JP Morgan                                11/01/17              $  (401,601)
USD..  65,914,467  GBP    49,625,195 UBS AG                                   11/07/17                   (4,452)
USD..   6,316,319  EUR     5,400,382 UBS AG                                   01/19/18                   (3,484)
USD.. 115,097,856  GBP    86,585,938 State Street Bank and Trust              01/24/18                 (208,728)
USD.. 103,807,571  EUR    88,993,828 Barclays Capital                         01/26/18                 (380,183)
                                                                                                    -----------
                                                                  TOTAL (DEPRECIATION)              $  (998,448)
                                                                                                    -----------
                                                                  TOTAL APPRECIATION
                                                                  (DEPRECIATION)                    $10,276,785
                                                                                                    ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                          -----------------------------------------
                                          LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                          ------- ------------ ------- ------------
Bonds
  Australia..............................   --    $  4,004,839   --    $  4,004,839
  Austria................................   --      35,897,685   --      35,897,685
  Belgium................................   --      36,283,421   --      36,283,421
  Canada.................................   --     109,570,707   --     109,570,707
  Denmark................................   --      35,661,875   --      35,661,875
  Finland................................   --      35,903,670   --      35,903,670
  France.................................   --     222,156,952   --     222,156,952
  Germany................................   --      61,749,289   --      61,749,289
  Netherlands............................   --      40,443,461   --      40,443,461
  Norway.................................   --      17,719,291   --      17,719,291
  Singapore..............................   --      34,675,846   --      34,675,846
  Supranational Organization Obligations.   --     118,160,321   --     118,160,321
  Sweden.................................   --      35,137,235   --      35,137,235
  United Kingdom.........................   --     113,199,514   --     113,199,514
Agency Obligations                          --       1,913,547   --       1,913,547
U.S. Treasury Obligations                   --       3,797,402   --       3,797,402
Forward Currency Contracts**                --      10,276,785   --      10,276,785
                                            --    ------------   --    ------------
TOTAL....................................   --    $916,551,840   --    $916,551,840
                                            ==    ============   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA SHORT-TERM GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                FACE
                                                               AMOUNT       VALUE+
                                                             ---------- --------------
                                                               (000)
AGENCY OBLIGATIONS -- (22.0%)
Federal Home Loan Bank
 1.750%, 12/14/18........................................... $    9,850 $    9,867,730
 1.500%, 03/08/19...........................................      2,430      2,428,056
 5.375%, 05/15/19...........................................     27,860     29,467,188
 2.000%, 09/13/19...........................................     54,640     54,982,155
 2.375%, 12/13/19...........................................     25,000     25,360,625
 4.125%, 03/13/20...........................................     22,950     24,226,433
 1.375%, 02/18/21...........................................     20,000     19,706,520
 1.750%, 03/12/21...........................................     10,000      9,972,730
 2.375%, 03/12/21...........................................     16,000     16,245,328
 1.875%, 06/11/21...........................................     20,000     20,002,820
 1.125%, 07/14/21...........................................     20,000     19,479,280
 2.375%, 09/10/21...........................................     33,000     33,598,917
 1.875%, 11/29/21...........................................     54,000     53,859,654
 2.625%, 12/10/21...........................................     10,000     10,243,330
 2.250%, 03/11/22...........................................     56,725     56,996,486
 2.125%, 06/10/22...........................................     51,150     51,336,851
 2.000%, 09/09/22...........................................     25,000     24,890,375
Tennessee Valley Authority
 3.875%, 02/15/21...........................................     22,000     23,412,598
                                                                        --------------
TOTAL AGENCY OBLIGATIONS....................................               486,077,076
                                                                        --------------

U.S. TREASURY OBLIGATIONS -- (77.7%)
U.S. Treasury Notes
 3.125%, 05/15/19...........................................    226,388    231,773,251
 1.750%, 09/30/19...........................................    264,690    265,413,763
 3.625%, 02/15/20...........................................    142,000    148,295,703
 1.875%, 06/30/20...........................................    102,000    102,454,218
 2.000%, 09/30/20...........................................    127,000    127,952,500
 1.750%, 10/31/20...........................................     60,000     60,000,000
 1.625%, 11/30/20...........................................    181,000    180,222,265
 3.625%, 02/15/21...........................................    112,000    118,536,251
 1.250%, 03/31/21...........................................    141,000    138,350,743
 1.375%, 04/30/21...........................................     77,500     76,301,172
 3.125%, 05/15/21...........................................     20,000     20,885,156
 1.125%, 06/30/21...........................................     94,000     91,591,250
 1.125%, 07/31/21...........................................     90,000     87,588,281
 1.125%, 08/31/21...........................................     41,000     39,859,687
 1.250%, 10/31/21...........................................     20,000     19,500,781
 1.875%, 02/28/22...........................................      9,000      8,972,227
                                                                        --------------
TOTAL U.S. TREASURY OBLIGATIONS.............................             1,717,697,248
                                                                        --------------
TOTAL INVESTMENT SECURITIES.................................             2,203,774,324
                                                                        --------------

                                                               SHARES
                                                             ----------
TEMPORARY CASH INVESTMENTS -- (0.3%)
State Street Institutional U.S. Government Money Market
 Fund, 0.960%...............................................  6,261,687      6,261,687
                                                                        --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,227,067,512).........            $2,210,036,011
                                                                        ==============

DFA SHORT-TERM GOVERNMENT PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------------
                                     LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                    ---------- -------------- ------- --------------
Agency Obligations.................         -- $  486,077,076   --    $  486,077,076
U.S. Treasury Obligations..........         --  1,717,697,248   --     1,717,697,248
Temporary Cash Investments......... $6,261,687             --   --         6,261,687
                                    ---------- --------------   --    --------------
TOTAL.............................. $6,261,687 $2,203,774,324   --    $2,210,036,011
                                    ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                    FACE
                                                   AMOUNT      VALUE+
                                                   ------      ------
                                                   (000)
AGENCY OBLIGATIONS -- (31.6%)
Federal Farm Credit Bank
    5.350%, 08/07/20............................. $  4,693 $    5,142,500
    3.650%, 12/21/20.............................   30,822     32,449,987
    5.250%, 03/02/21.............................    4,273      4,718,140
    5.220%, 02/22/22.............................    3,503      3,939,733
    5.210%, 12/19/22.............................   14,851     17,027,518
    5.250%, 03/06/23.............................    4,203      4,818,983
    5.220%, 05/15/23.............................   33,694     38,714,743
    3.500%, 12/20/23.............................    6,000      6,411,222
Federal Home Loan Bank
    1.875%, 03/13/20.............................   51,165     51,354,004
    4.125%, 03/13/20.............................   26,395     27,863,037
    3.375%, 06/12/20.............................   14,965     15,572,774
    2.875%, 09/11/20.............................   10,295     10,599,063
    4.625%, 09/11/20.............................   17,970     19,310,131
    3.125%, 12/11/20.............................    4,205      4,369,491
    5.250%, 12/11/20.............................    5,290      5,832,601
    1.750%, 03/12/21.............................   28,330     28,252,744
    5.000%, 03/12/21.............................    3,645      4,016,987
    2.250%, 06/11/21.............................   49,035     49,688,489
    3.625%, 06/11/21.............................    7,030      7,458,598
    5.625%, 06/11/21.............................   25,905     29,281,639
    2.375%, 09/10/21.............................   27,565     28,065,277
    3.000%, 09/10/21.............................   21,875     22,722,634
    2.625%, 12/10/21.............................   75,370     77,203,978
    5.000%, 12/10/21.............................   31,875     35,635,644
    2.250%, 03/11/22.............................    7,005      7,038,526
    2.500%, 03/11/22.............................    7,705      7,855,556
    5.250%, 06/10/22.............................    5,780      6,569,964
    5.750%, 06/10/22.............................   13,660     15,735,623
    2.000%, 09/09/22.............................   11,365     11,315,165
    5.375%, 09/30/22.............................   44,400     51,177,305
    5.250%, 12/09/22.............................   10,510     12,083,715
    2.125%, 03/10/23.............................   10,000      9,989,800
    4.750%, 03/10/23.............................   34,465     38,882,310
    3.250%, 06/09/23.............................   24,520     25,935,343
    2.500%, 12/08/23.............................   25,000     25,383,800
    3.250%, 03/08/24.............................   20,000     21,137,400
    2.875%, 06/14/24.............................   61,000     63,078,148
    5.375%, 08/15/24.............................   29,950     35,514,590
    5.365%, 09/09/24.............................    1,400      1,666,907
    2.875%, 09/13/24.............................   71,500     73,852,994
    2.750%, 12/13/24.............................   20,000     20,458,340
    4.375%, 03/13/26.............................   14,080     15,983,137
    5.750%, 06/12/26.............................    8,080     10,020,994
Tennessee Valley Authority
    3.875%, 02/15/21.............................   74,241     79,007,940
    1.875%, 08/15/22.............................   89,450     88,660,157
    2.875%, 09/15/24.............................  117,875    121,575,568
    6.750%, 11/01/25.............................   47,282     61,618,706
    2.875%, 02/01/27.............................   90,000     92,123,280
    7.125%, 05/01/30.............................   15,000     21,748,530
                                                           --------------
TOTAL AGENCY OBLIGATIONS.........................           1,448,863,715
                                                           --------------

                                                     FACE
                                                    AMOUNT        VALUE+
                                                    ------        ------
                                                    (000)
U.S. TREASURY OBLIGATIONS -- (68.1%)
U.S. Treasury Bonds
    8.125%, 08/15/21............................. $    90,711 $  111,503,416
    7.250%, 08/15/22.............................      65,541     81,257,667
    6.250%, 08/15/23.............................     100,259    122,930,972
    7.500%, 11/15/24.............................      92,352    124,250,053
    6.875%, 08/15/25.............................      75,630    100,693,589
    6.000%, 02/15/26.............................      88,833    113,809,829
    6.750%, 08/15/26.............................      98,183    132,968,660
    6.625%, 02/15/27.............................      98,828    134,455,586
    5.250%, 11/15/28.............................      95,132    121,508,961
    5.250%, 02/15/29.............................      98,750    126,516,107
    6.125%, 08/15/29.............................     102,528    141,632,820
    6.250%, 05/15/30.............................     107,289    151,529,514
    5.375%, 02/15/31.............................     100,000    133,242,188
U.S. Treasury Notes
    3.125%, 05/15/21.............................     101,635    106,132,934
    2.000%, 10/31/21.............................      64,843     65,088,493
    1.500%, 02/28/23.............................      94,000     91,308,516
    1.500%, 03/31/23.............................      89,000     86,357,812
    1.250%, 07/31/23.............................      62,000     59,091,328
    1.625%, 10/31/23.............................      74,000     71,869,610
    2.750%, 11/15/23.............................      87,000     90,014,414
    2.750%, 02/15/24.............................     105,538    109,104,237
    2.500%, 05/15/24.............................      63,000     64,154,180
    2.250%, 11/15/24.............................      85,500     85,556,777
    2.000%, 02/15/25.............................      80,000     78,596,875
    2.125%, 05/15/25.............................      80,000     79,175,000
    2.000%, 08/15/25.............................     144,000    141,001,875
    2.250%, 11/15/25.............................      79,000     78,682,148
    1.625%, 02/15/26.............................      64,000     60,637,500
    1.625%, 05/15/26.............................      68,000     64,267,969
    1.500%, 08/15/26.............................     104,000     97,057,188
    2.250%, 08/15/27.............................      97,000     95,923,906
                                                              --------------
TOTAL U.S. TREASURY OBLIGATIONS..................              3,120,320,124
                                                              --------------
TOTAL INVESTMENT SECURITIES......................              4,569,183,839
                                                              --------------

                                                    SHARES
                                                    ------          -
TEMPORARY CASH INVESTMENTS -- (0.3%)
    State Street Institutional U.S. Government
     Money Market Fund, 0.960%...................  15,500,981     15,500,981
                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $4,596,573,664)..........................              $4,584,684,820
                                                              ==============

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                              -------------------------------------------------
                                LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                              ----------- -------------- ------- --------------
Agency Obligations...........          -- $1,448,863,715   --    $1,448,863,715
U.S. Treasury Obligations....          --  3,120,320,124   --     3,120,320,124
Temporary Cash Investments... $15,500,981             --   --        15,500,981
                              ----------- --------------   --    --------------
TOTAL........................ $15,500,981 $4,569,183,839   --    $4,584,684,820
                              =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
AGENCY OBLIGATIONS -- (0.2%)
Federal Home Loan Bank
#   1.375%, 02/18/21.............................       5,000 $ 4,926,630
Tennessee Valley Authority
    1.750%, 10/15/18.............................       8,303   8,320,303
                                                              -----------
TOTAL AGENCY OBLIGATIONS.........................              13,246,933
                                                              -----------

BONDS -- (98.9%)
21st Century Fox America, Inc.
    6.900%, 03/01/19.............................       3,075   3,270,274
    5.650%, 08/15/20.............................       4,210   4,576,632
    4.500%, 02/15/21.............................       7,638   8,140,060
Abbott Laboratories
    5.125%, 04/01/19.............................       1,348   1,407,277
    2.000%, 03/15/20.............................      13,567  13,523,897
    4.125%, 05/27/20.............................       3,000   3,139,490
    2.800%, 09/15/20.............................       2,490   2,528,092
AbbVie, Inc.
#   2.500%, 05/14/20.............................      24,891  25,088,444
Advance Auto Parts, Inc.
    5.750%, 05/01/20.............................       2,825   3,045,983
Aetna, Inc.
    2.200%, 03/15/19.............................       2,696   2,703,962
Agence Francaise de Developpement
    1.625%, 01/21/20.............................      25,000  24,767,825
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................       1,754   1,754,000
    5.000%, 07/15/20.............................       1,690   1,808,917
Air Products & Chemicals, Inc.
    3.000%, 11/03/21.............................       5,000   5,119,438
Airgas, Inc.
    3.050%, 08/01/20.............................       6,528   6,683,600
Alberta, Province of Canada
    1.900%, 12/06/19.............................      10,000   9,980,792
    1.750%, 08/26/20.............................      15,000  14,855,475
    1.350%, 09/01/21............................. CAD  20,000  15,160,220
Allergan Funding SCS
    3.450%, 03/15/22.............................       5,900   6,063,184
Alphabet, Inc.
    3.625%, 05/19/21.............................       1,000   1,051,231
Altria Group, Inc.
    2.625%, 01/14/20.............................       1,025   1,038,551
Amazon.com, Inc.
    2.600%, 12/05/19.............................      11,705  11,898,169
Ameren Corp.
    2.700%, 11/15/20.............................       1,000   1,010,112
American Express Credit Corp.
    2.600%, 09/14/20.............................      13,925  14,098,687

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
American International Group, Inc.
    2.300%, 07/16/19.............................       9,017 $ 9,056,716
    3.375%, 08/15/20.............................       3,000   3,098,030
    6.400%, 12/15/20.............................      11,283  12,664,464
Ameriprise Financial, Inc.
    5.300%, 03/15/20.............................       6,957   7,449,000
AmerisourceBergen Corp.
    3.500%, 11/15/21.............................       2,000   2,067,154
Amgen, Inc.
    2.200%, 05/22/19.............................      10,625  10,667,355
    3.450%, 10/01/20.............................       4,990   5,167,807
    4.100%, 06/15/21.............................       5,000   5,264,389
Amphenol Corp.
    2.550%, 01/30/19.............................         452     455,348
Anglo American Capital P.L.C.
##  3.750%, 04/10/22.............................       3,143   3,239,478
Anheuser-Busch InBev Finance, Inc.
    2.650%, 02/01/21.............................       5,000   5,061,065
Anheuser-Busch InBev Worldwide, Inc.
    5.375%, 01/15/20.............................       3,933   4,218,979
Anthem, Inc.
    2.250%, 08/15/19.............................      10,725  10,754,678
AP Moeller - Maersk A.S.
##  2.875%, 09/28/20.............................       3,000   3,028,212
Apache Corp.
    6.900%, 09/15/18.............................         200     208,522
    3.250%, 04/15/22.............................      19,465  19,765,641
Apple, Inc.
    2.100%, 05/06/19.............................      27,000  27,175,264
    2.000%, 05/06/20.............................       1,782   1,787,043
    2.250%, 02/23/21.............................       4,000   4,020,069
    2.850%, 05/06/21.............................      29,000  29,714,790
    1.550%, 08/04/21.............................      10,000   9,790,099
    2.500%, 02/09/22.............................      12,191  12,316,402
    2.300%, 05/11/22.............................      11,657  11,659,606
Applied Materials, Inc.
    2.625%, 10/01/20.............................       5,090   5,173,115
Arizona Public Service Co.
    8.750%, 03/01/19.............................       1,788   1,942,280
ASB Finance, Ltd.
    0.500%, 06/10/22............................. EUR   2,200   2,578,880
Asian Development Bank
    1.750%, 09/11/18.............................       7,409   7,420,335
    1.875%, 04/12/19.............................      17,884  17,931,858
    1.625%, 03/16/21.............................       6,000   5,933,222
Associated Banc-Corp
    2.750%, 11/15/19.............................         447     451,757
Assurant, Inc.
    2.500%, 03/15/18.............................       5,303   5,321,145
AstraZeneca P.L.C.
    2.375%, 11/16/20.............................      23,256  23,351,119

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
AT&T, Inc.
    5.500%, 02/01/18.............................     3,645 $ 3,679,565
    5.800%, 02/15/19.............................     3,751   3,931,421
    4.600%, 02/15/21.............................     8,793   9,397,159
    3.800%, 03/15/22.............................    11,600  12,211,493
Australia & New Zealand Banking Group, Ltd.
    2.250%, 06/13/19.............................    35,154  35,314,543
    2.700%, 11/16/20.............................     1,000   1,013,084
    2.625%, 05/19/22.............................    10,000  10,026,185
Autodesk, Inc.
    3.125%, 06/15/20.............................    14,337  14,633,417
Bank Nederlandse Gemeenten NV
    1.375%, 03/19/18.............................    20,754  20,743,872
    4.375%, 02/16/21.............................    11,000  11,798,292
    1.625%, 04/19/21.............................    20,000  19,714,220
##  2.375%, 02/01/22.............................    19,000  19,134,007
    2.375%, 02/01/22.............................     3,500   3,524,686
Bank of America Corp.
    2.650%, 04/01/19.............................     4,255   4,289,529
    2.625%, 10/19/20.............................     5,000   5,043,680
    5.700%, 01/24/22.............................    12,571  14,104,081
Bank of Montreal
    2.100%, 12/12/19.............................     1,041   1,043,692
    1.900%, 08/27/21.............................    32,954  32,388,231
Bank of New York Mellon Corp. (The)
    5.450%, 05/15/19.............................     2,309   2,431,397
    2.150%, 02/24/20.............................    21,195  21,274,311
Bank of Nova Scotia (The)
    2.050%, 06/05/19.............................     1,788   1,792,281
    2.350%, 10/21/20.............................     1,315   1,321,829
    2.450%, 03/22/21.............................    37,679  37,874,013
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
##  2.350%, 09/08/19.............................     4,570   4,591,218
Barclays P.L.C.
    2.750%, 11/08/19.............................    26,424  26,675,821
BAT International Finance P.L.C.
##  3.250%, 06/07/22.............................     7,350   7,495,320
Baxalta, Inc.
    2.875%, 06/23/20.............................     4,024   4,081,583
Bayer U.S. Finance LLC
##  2.375%, 10/08/19.............................     5,616   5,645,327
Beam Suntory, Inc.
    1.750%, 06/15/18.............................    16,605  16,567,537
Becton Dickinson and Co.
    3.125%, 11/08/21.............................     6,750   6,892,086
Berkshire Hathaway Finance Corp.
    2.900%, 10/15/20.............................     5,000   5,146,647
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.............................    24,591  24,747,001
    2.200%, 03/15/21.............................     8,295   8,329,863
Biogen, Inc.
    2.900%, 09/15/20.............................    19,046  19,441,188

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
BlackRock, Inc.
    5.000%, 12/10/19.............................       2,193 $ 2,333,416
    4.250%, 05/24/21.............................       2,850   3,041,309
BNP Paribas SA
    2.450%, 03/17/19.............................       6,336   6,387,376
Boston Scientific Corp.
    2.850%, 05/15/20.............................       9,273   9,404,170
BP Capital Markets P.L.C.
    4.750%, 03/10/19.............................         894     928,726
    2.315%, 02/13/20.............................      16,759  16,891,991
BPCE SA
    2.500%, 07/15/19.............................       4,024   4,056,494
    2.250%, 01/27/20.............................      18,309  18,351,019
Buckeye Partners L.P.
    2.650%, 11/15/18.............................         889     894,544
Caisse d'Amortissement de la Dette Sociale
    2.000%, 04/17/20.............................      17,000  17,014,144
    2.000%, 03/22/21.............................      25,435  25,349,589
Canada Housing Trust No. 1
##  1.750%, 06/15/22............................. CAD  20,000  15,376,017
Canadian Pacific Railway Co.
    7.250%, 05/15/19.............................       2,576   2,778,793
Capital One Bank USA NA
    2.300%, 06/05/19.............................       4,471   4,479,066
Capital One Financial Corp.
    2.450%, 04/24/19.............................      11,883  11,946,789
Caterpillar Financial Services Corp.
    2.450%, 09/06/18.............................         360     362,567
CBS Corp.
    2.300%, 08/15/19.............................      14,110  14,197,054
    5.750%, 04/15/20.............................       1,341   1,454,851
CenterPoint Energy Resources Corp.
    6.125%, 11/01/17.............................         457     457,000
Chevron Corp.
    1.718%, 06/24/18.............................      31,067  31,084,382
    1.961%, 03/03/20.............................      19,050  19,093,334
    1.991%, 03/03/20.............................       2,500   2,505,317
    2.419%, 11/17/20.............................      37,151  37,563,506
    2.100%, 05/16/21.............................      25,500  25,485,231
    2.498%, 03/03/22.............................      10,030  10,137,933
Chubb INA Holdings, Inc.
    2.300%, 11/03/20.............................       8,000   8,055,120
Cisco Systems, Inc.
    2.125%, 03/01/19.............................      14,144  14,220,516
    4.450%, 01/15/20.............................       4,896   5,165,174
    2.450%, 06/15/20.............................       3,395   3,440,643
    2.200%, 02/28/21.............................      57,736  57,875,852
    1.850%, 09/20/21.............................      20,960  20,702,253
Citigroup, Inc.
    2.500%, 09/26/18.............................      10,282  10,341,565
    2.550%, 04/08/19.............................       1,942   1,958,525
Citizens Bank NA
    2.450%, 12/04/19.............................       3,733   3,755,608

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                         FACE
                                                        AMOUNT^   VALUE+
                                                        -------   ------
                                                         (000)
CNA Financial Corp.
      5.875%, 08/15/20.............................       1,000 $ 1,085,221
Coca-Cola Co. (The)
      1.150%, 04/01/18.............................       3,593   3,588,329
      1.875%, 10/27/20.............................      16,673  16,641,708
      3.150%, 11/15/20.............................       1,020   1,057,308
      1.550%, 09/01/21.............................       2,500   2,465,130
      3.300%, 09/01/21.............................      14,000  14,626,769
      2.200%, 05/25/22.............................      20,425  20,457,938
Coca-Cola European Partners US LLC
      3.500%, 09/15/20.............................       4,591   4,758,232
Comerica, Inc.
      2.125%, 05/23/19.............................       2,057   2,057,894
Commonwealth Bank of Australia
      2.500%, 09/20/18.............................       4,634   4,667,821
      2.250%, 03/13/19.............................       2,000   2,010,857
      2.300%, 09/06/19.............................      38,525  38,742,653
# ##  2.250%, 03/10/20.............................       5,000   5,018,905
      2.300%, 03/12/20.............................       4,500   4,517,657
      2.400%, 11/02/20.............................      10,000  10,071,567
      2.900%, 07/12/21............................. AUD   5,000   3,840,518
##    2.000%, 09/06/21.............................       5,000   4,910,811
      3.250%, 01/17/22............................. AUD   2,000   1,551,692
##    2.750%, 03/10/22.............................      11,500  11,625,646
      3.250%, 03/31/22............................. AUD   3,200   2,481,281
ConocoPhillips Co.
      1.050%, 12/15/17.............................      13,486  13,480,238
Constellation Brands, Inc.
      2.700%, 05/09/22.............................       4,935   4,947,474
Cooperatieve Rabobank UA
      2.250%, 01/14/19.............................      34,077  34,252,673
      2.500%, 01/19/21.............................      15,935  16,092,866
      2.750%, 01/10/22.............................       5,928   6,017,832
      4.000%, 01/11/22............................. EUR   2,500   3,388,911
      3.875%, 02/08/22.............................      17,836  18,929,269
      4.750%, 06/06/22............................. EUR   3,000   4,230,860
Corning, Inc.
      4.250%, 08/15/20.............................       2,850   3,000,890
Costco Wholesale Corp.
      1.700%, 12/15/19.............................           2       1,998
CPPIB Capital, Inc.
##    2.250%, 01/25/22.............................      25,400  25,423,826
      2.250%, 01/25/22.............................      14,750  14,763,836
Crane Co.
      2.750%, 12/15/18.............................      13,057  13,158,845
Credit Suisse AG
      2.300%, 05/28/19.............................      17,157  17,247,215
CVS Health Corp.
      2.250%, 12/05/18.............................       1,672   1,678,270
      2.250%, 08/12/19.............................       5,370   5,378,760
Daimler Finance North America LLC
##    2.250%, 03/02/20.............................       9,750   9,773,555
Daiwa Securities Group, Inc.
##    3.129%, 04/19/22.............................      10,000  10,099,919

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Danone SA
##    2.077%, 11/02/21.............................     5,000 $ 4,914,151
Danske Bank A.S.
# ##  2.750%, 09/17/20.............................    15,822  15,996,995
Deutsche Bank AG
      2.500%, 02/13/19.............................     5,942   5,969,713
      2.500%, 02/13/19.............................     1,650   1,657,572
      3.125%, 01/13/21.............................     4,900   4,945,781
Deutsche Telekom International Finance BV
      6.000%, 07/08/19.............................     3,774   4,023,863
##    1.950%, 09/19/21.............................     2,535   2,475,133
Discovery Communications LLC
      3.300%, 05/15/22.............................     6,000   6,102,263
Dollar General Corp.
      1.875%, 04/15/18.............................    10,692  10,694,206
Dominion Energy Gas Holdings LLC
      2.800%, 11/15/20.............................     5,000   5,069,724
Dominion Energy, Inc.
      2.500%, 12/01/19.............................     7,881   7,934,066
Dow Chemical Co. (The)
      4.250%, 11/15/20.............................     7,657   8,032,277
Dr. Pepper Snapple Group, Inc.
      2.600%, 01/15/19.............................       939     944,949
      2.000%, 01/15/20.............................       747     743,342
DTE Energy Co.
      2.400%, 12/01/19.............................    18,342  18,411,958
Duke Energy Corp.
      5.050%, 09/15/19.............................       586     618,556
DXC Technology Co.
      4.450%, 09/18/22.............................     1,250   1,321,557
Eastman Chemical Co.
      2.700%, 01/15/20.............................     3,756   3,798,675
eBay, Inc.
#     2.200%, 08/01/19.............................     4,918   4,935,444
      3.800%, 03/09/22.............................     1,636   1,712,175
EI du Pont de Nemours & Co.
      4.625%, 01/15/20.............................     1,289   1,368,158
      4.250%, 04/01/21.............................     3,035   3,232,998
Electricite de France SA
##    2.350%, 10/13/20.............................     1,500   1,505,426
Electronic Arts, Inc.
      3.700%, 03/01/21.............................    11,879  12,339,411
EMD Finance LLC
##    2.400%, 03/19/20.............................     1,755   1,761,500
Enbridge, Inc.
      2.900%, 07/15/22.............................    13,939  14,012,977
Enterprise Products Operating LLC
      5.250%, 01/31/20.............................     1,788   1,905,961
ERAC USA Finance LLC
##    2.350%, 10/15/19.............................     7,283   7,298,109

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
European Investment Bank
    1.875%, 03/15/19.............................       4,471 $  4,483,653
    1.625%, 03/16/20.............................      10,000    9,957,268
    1.375%, 06/15/20.............................       6,000    5,926,740
    2.875%, 09/15/20.............................       9,000    9,248,391
    1.625%, 12/15/20.............................       8,000    7,927,760
    2.000%, 03/15/21.............................       5,000    5,004,280
    1.375%, 09/15/21.............................      48,000   46,788,352
Eversource Energy
    2.500%, 03/15/21.............................       5,500    5,515,454
Exelon Corp.
    2.850%, 06/15/20.............................       1,399    1,423,094
    2.450%, 04/15/21.............................       1,560    1,560,807
Exelon Generation Co. LLC
    2.950%, 01/15/20.............................       7,064    7,172,224
Export Development Canada
    1.375%, 10/21/21.............................      12,800   12,466,970
Express Scripts Holding Co.
    2.250%, 06/15/19.............................       9,876    9,905,013
    3.900%, 02/15/22.............................       1,000    1,046,600
Exxon Mobil Corp.
    1.819%, 03/15/19.............................      21,614   21,665,910
    1.912%, 03/06/20.............................       8,143    8,153,576
    2.222%, 03/01/21.............................      45,395   45,682,899
    2.397%, 03/06/22.............................       1,035    1,043,478
FedEx Corp.
#   2.300%, 02/01/20.............................       4,340    4,366,347
Fidelity National Information Services, Inc.
    3.625%, 10/15/20.............................       6,415    6,655,087
    2.250%, 08/15/21.............................       2,500    2,480,980
Fifth Third Bancorp
    2.300%, 03/01/19.............................       9,444    9,485,085
Fiserv, Inc.
    2.700%, 06/01/20.............................       4,460    4,508,066
FMS Wertmanagement AoeR
    1.000%, 11/21/17.............................       5,755    5,754,066
Ford Motor Credit Co. LLC
    5.000%, 05/15/18.............................      17,685   17,989,831
#   2.459%, 03/27/20.............................       5,365    5,386,131
    3.157%, 08/04/20.............................      11,533   11,770,927
Fortune Brands Home & Security, Inc.
    3.000%, 06/15/20.............................       6,500    6,615,231
GATX Corp.
    2.500%, 03/15/19.............................       6,103    6,130,561
GE Capital European Funding Unlimited Co.
    4.350%, 11/03/21............................. EUR   2,463    3,357,811
    0.800%, 01/21/22............................. EUR   1,750    2,091,646
GE Capital International Funding Co., Unlimited
 Co.
    2.342%, 11/15/20.............................      99,970  100,443,859

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
General Electric Co.
    0.375%, 05/17/22............................. EUR  13,519 $15,854,227
    0.375%, 05/17/22............................. EUR   8,200   9,616,441
General Motors Financial Co., Inc.
    3.200%, 07/06/21.............................       9,759   9,956,332
    3.450%, 01/14/22.............................      14,123  14,472,984
Gilead Sciences, Inc.
    2.550%, 09/01/20.............................       2,000   2,025,647
    4.500%, 04/01/21.............................       1,198   1,286,858
Goldcorp, Inc.
    3.625%, 06/09/21.............................       4,553   4,716,751
Goldman Sachs Group, Inc. (The)
    7.500%, 02/15/19.............................       8,000   8,549,924
    2.550%, 10/23/19.............................       6,000   6,045,906
    2.750%, 09/15/20.............................      10,000  10,105,422
    2.625%, 04/25/21.............................         502     504,168
Harley-Davidson Financial Services, Inc.
##  2.150%, 02/26/20.............................      21,047  20,929,535
Harris Corp.
    2.700%, 04/27/20.............................       4,247   4,290,534
Hartford Financial Services Group, Inc. (The)
    5.500%, 03/30/20.............................       5,100   5,490,716
Hershey Co. (The)
#   4.125%, 12/01/20.............................         700     742,525
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20.............................      10,000  10,340,863
HSBC USA, Inc.
    2.375%, 11/13/19.............................       2,683   2,702,700
    2.350%, 03/05/20.............................       5,500   5,529,180
Humana, Inc.
    2.625%, 10/01/19.............................       3,845   3,888,513
Huntington Bancshares, Inc.
    2.600%, 08/02/18.............................      19,992  20,112,725
Iberdrola Finance Ireland, Ltd.
##  5.000%, 09/11/19.............................       6,662   7,000,751
Indiana Michigan Power Co.
    7.000%, 03/15/19.............................       2,236   2,385,267
ING Bank NV
##  2.750%, 03/22/21.............................       6,000   6,064,052
Integrys Holding, Inc.
    4.170%, 11/01/20.............................       1,000   1,053,305
Intel Corp.
    2.450%, 07/29/20.............................       5,756   5,839,145
    3.300%, 10/01/21.............................       5,000   5,215,803
Inter-American Development Bank
    0.875%, 03/15/18.............................       4,303   4,294,407
    1.875%, 06/16/20.............................       7,000   7,008,953
    2.125%, 11/09/20.............................      35,000  35,252,210

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
International Bank for Reconstruction &
 Development
    1.375%, 05/24/21.............................       5,000 $  4,899,970
    2.250%, 06/24/21.............................       6,000    6,056,916
    2.600%, 09/20/22............................. AUD  12,000    9,201,529
International Business Machines Corp.
    1.625%, 05/15/20.............................       2,359    2,344,684
    2.250%, 02/19/21.............................       4,000    4,024,025
    2.500%, 01/27/22.............................       5,000    5,050,564
International Finance Corp.
    0.875%, 06/15/18.............................       2,490    2,480,809
Intesa Sanpaolo SpA
    3.875%, 01/16/18.............................       1,797    1,804,265
Japan Finance Organization for Municipalities
    2.500%, 09/12/18.............................       6,886    6,904,468
    2.125%, 03/06/19.............................       4,472    4,467,989
Jefferies Group LLC
    5.125%, 04/13/18.............................       1,557    1,581,019
Jersey Central Power & Light Co.
    7.350%, 02/01/19.............................       7,492    7,953,267
John Deere Capital Corp.
    2.050%, 03/10/20.............................      25,620   25,661,727
Johnson & Johnson
    1.650%, 03/01/21.............................       9,000    8,907,509
    2.250%, 03/03/22.............................       5,000    5,019,719
JPMorgan Chase & Co.
    6.300%, 04/23/19.............................         894      949,839
    2.550%, 10/29/20.............................      11,000   11,098,757
    4.350%, 08/15/21.............................       4,994    5,336,661
KeyBank NA
    2.500%, 12/15/19.............................       4,467    4,514,199
KeyCorp
    2.900%, 09/15/20.............................      11,259   11,471,214
    5.100%, 03/24/21.............................       8,008    8,721,632
KFW
    1.500%, 04/20/20.............................      22,500   22,323,600
Kommunalbanken A.S.
    1.000%, 03/15/18.............................      24,908   24,862,568
    1.750%, 05/28/19.............................      17,884   17,876,739
    1.625%, 02/10/21.............................      15,000   14,814,285
    2.250%, 01/25/22.............................      10,000   10,017,970
Kommunekredit
    1.125%, 03/15/18.............................       8,303    8,291,774
Kommuninvest I Sverige AB
    2.000%, 11/12/19.............................       9,471    9,502,188
    1.000%, 09/15/21............................. SEK 120,000   14,795,650
    0.250%, 06/01/22............................. SEK 903,000  106,749,374
Koninklijke Philips NV
    3.750%, 03/15/22.............................       1,218    1,280,912
Kreditanstalt fuer Wiederaufbau
    1.875%, 04/01/19.............................       6,259    6,274,710
    2.125%, 03/07/22.............................      20,000   20,009,068
    2.900%, 06/06/22............................. AUD  20,000   15,506,524

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Kroger Co. (The)
    2.300%, 01/15/19.............................      11,572 $11,609,166
    3.400%, 04/15/22.............................      10,000  10,277,362
L3 Technologies, Inc.
    4.750%, 07/15/20.............................       4,650   4,944,427
Laboratory Corp. of America Holdings
    2.625%, 02/01/20.............................       7,623   7,684,153
Lam Research Corp.
    2.750%, 03/15/20.............................       8,942   9,061,075
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.375%, 07/21/21.............................       5,000   4,872,010
Landwirtschaftliche Rentenbank
    2.700%, 09/05/22............................. AUD  11,360   8,732,577
Legg Mason, Inc.
    2.700%, 07/15/19.............................       9,258   9,359,801
Liberty Mutual Group, Inc.
##  5.000%, 06/01/21.............................       2,500   2,693,082
Lincoln National Corp.
    6.250%, 02/15/20.............................       3,215   3,496,499
    4.850%, 06/24/21.............................       1,270   1,368,572
Lloyds Bank P.L.C.
    2.700%, 08/17/20.............................       1,600   1,622,633
Lloyds Banking Group P.L.C.
#   3.100%, 07/06/21.............................       6,750   6,871,413
#   3.000%, 01/11/22.............................      16,162  16,360,891
Lockheed Martin Corp.
    2.500%, 11/23/20.............................       7,500   7,593,709
LyondellBasell Industries NV
    5.000%, 04/15/19.............................       2,490   2,575,529
Macquarie Group, Ltd.
##  3.000%, 12/03/18.............................      20,235  20,452,511
Manitoba, Province of Canada
    2.100%, 09/06/22.............................      20,000  19,711,910
Manufacturers & Traders Trust Co.
    2.250%, 07/25/19.............................       1,030   1,034,328
    2.100%, 02/06/20.............................      29,557  29,591,711
Marriott International, Inc.
    6.750%, 05/15/18.............................       4,264   4,376,635
    3.000%, 03/01/19.............................       2,835   2,862,250
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19.............................       4,471   4,492,275
    2.350%, 03/06/20.............................       1,000   1,003,966
    2.750%, 01/30/22.............................       4,650   4,691,806
Mattel, Inc.
    1.700%, 03/15/18.............................       4,887   4,863,054
    2.350%, 05/06/19.............................      20,051  19,697,300
    2.350%, 08/15/21.............................      11,000  10,147,500

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Maxim Integrated Products, Inc.
    2.500%, 11/15/18.............................       5,464 $ 5,493,577
McDonald's Corp.
    5.350%, 03/01/18.............................       1,314   1,330,355
    3.500%, 07/15/20.............................       5,678   5,896,512
McKesson Corp.
    1.400%, 03/15/18.............................       5,399   5,394,425
Medtronic, Inc.
    2.500%, 03/15/20.............................       4,195   4,251,875
Merck & Co., Inc.
    1.850%, 02/10/20.............................       4,450   4,448,409
Microsoft Corp.
    1.625%, 12/06/18.............................       7,227   7,227,015
    1.850%, 02/12/20.............................      21,640  21,645,198
    3.000%, 10/01/20.............................       5,000   5,158,215
    2.000%, 11/03/20.............................      33,993  34,042,192
    1.550%, 08/08/21.............................      20,978  20,556,835
    2.400%, 02/06/22.............................      20,000  20,166,357
    2.375%, 02/12/22.............................      10,000  10,066,604
Mitsubishi UFJ Financial Group, Inc.
    2.950%, 03/01/21.............................       3,000   3,047,334
Mizuho Bank, Ltd.
##  2.450%, 04/16/19.............................       1,575   1,583,959
##  2.700%, 10/20/20.............................      11,960  12,069,474
Mizuho Financial Group, Inc.
##  2.632%, 04/12/21.............................       5,000   5,003,183
Molson Coors Brewing Co.
    2.100%, 07/15/21.............................       3,000   2,966,743
Mondelez International Holdings Netherlands BV
##  2.000%, 10/28/21.............................      13,012  12,766,919
Monsanto Co.
    1.850%, 11/15/18.............................      25,011  25,017,920
    2.125%, 07/15/19.............................       2,236   2,237,581
Morgan Stanley
    7.300%, 05/13/19.............................       3,365   3,625,853
Municipality Finance P.L.C.
    1.125%, 04/17/18.............................       5,755   5,744,181
    1.500%, 03/23/20.............................      10,000   9,910,500
    1.375%, 09/21/21.............................       7,500   7,294,230
    2.375%, 03/15/22.............................      10,000  10,061,400
Mylan NV
    3.750%, 12/15/20.............................       6,065   6,284,914
Mylan, Inc.
    2.550%, 03/28/19.............................       9,089   9,130,972
National Australia Bank, Ltd.
    2.250%, 07/01/19.............................      15,626  15,714,971
##  2.400%, 12/09/19.............................       8,492   8,557,932
    2.625%, 07/23/20.............................       5,339   5,404,946
    2.625%, 01/14/21.............................       2,000   2,016,209
    3.000%, 05/12/21............................. AUD   1,000     771,642
    1.875%, 07/12/21.............................       5,500   5,403,990
    2.800%, 01/10/22.............................      24,500  24,827,939
    2.500%, 05/22/22.............................      42,800  42,750,493

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Nationwide Building Society
##  2.350%, 01/21/20.............................         480 $   482,531
Nederlandse Waterschapsbank NV
    1.875%, 03/13/19.............................      53,652  53,724,859
    1.625%, 03/04/20.............................      30,000  29,793,000
Nestle Holdings, Inc.
    1.875%, 03/09/21.............................      10,000   9,918,760
NetApp, Inc.
    2.000%, 12/15/17.............................       8,303   8,304,162
    3.375%, 06/15/21.............................       8,650   8,868,866
NextEra Energy Capital Holdings, Inc.
    2.400%, 09/15/19.............................       9,378   9,429,314
Nissan Motor Acceptance Corp.
##  2.550%, 03/08/21.............................      16,249  16,330,037
Noble Energy, Inc.
    4.150%, 12/15/21.............................       4,000   4,219,048
Nomura Holdings, Inc.
    2.750%, 03/19/19.............................      16,440  16,589,849
Nordea Bank AB
    1.625%, 05/15/18.............................       1,923   1,923,391
    2.375%, 04/04/19.............................      15,005  15,103,940
##  2.500%, 09/17/20.............................       6,000   6,051,772
Nordic Investment Bank
    1.875%, 06/14/19.............................       9,471   9,495,909
    2.125%, 02/01/22.............................       7,500   7,507,112
Nordstrom, Inc.
    4.750%, 05/01/20.............................      13,135  13,762,291
NRW Bank
    1.875%, 07/01/19.............................      17,884  17,893,979
Nucor Corp.
    5.750%, 12/01/17.............................       1,992   1,998,318
Nuveen Finance LLC
##  2.950%, 11/01/19.............................       9,568   9,714,979
NVIDIA Corp.
    2.200%, 09/16/21.............................       1,830   1,826,061
Occidental Petroleum Corp.
    4.100%, 02/01/21.............................         542     572,229
Omnicom Group, Inc.
    4.450%, 08/15/20.............................         550     582,509
OP Corporate Bank P.L.C.
    0.375%, 10/11/22............................. EUR     325     381,264
Oracle Corp.
    2.800%, 07/08/21.............................       6,536   6,684,441
    1.900%, 09/15/21.............................      97,577  96,544,368
    2.500%, 05/15/22.............................       5,000   5,039,721
Pacific Gas & Electric Co.
    3.500%, 10/01/20.............................         900     929,303
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
##  2.500%, 06/15/19.............................       5,000   5,029,734
##  3.050%, 01/09/20.............................         828     843,028
##  3.375%, 02/01/22.............................      10,000  10,251,983
Pernod Ricard SA
##  5.750%, 04/07/21.............................         620     687,131
##  4.450%, 01/15/22.............................       5,327   5,721,381

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Perrigo Finance Unlimited Co.
    3.500%, 03/15/21.............................       5,056 $ 5,167,440
Petro-Canada
    6.050%, 05/15/18.............................       4,982   5,096,750
Pfizer, Inc.
    2.100%, 05/15/19.............................       5,000   5,028,496
    1.950%, 06/03/21.............................      27,847  27,740,638
    2.200%, 12/15/21.............................      15,000  15,047,888
    0.250%, 03/06/22............................. EUR   6,200   7,275,416
Phillips 66 Partners L.P.
    2.646%, 02/15/20.............................       6,873   6,916,595
PNC Bank NA
    2.400%, 10/18/19.............................      11,500  11,590,107
    2.300%, 06/01/20.............................       1,200   1,206,160
    2.600%, 07/21/20.............................       4,800   4,857,688
Procter & Gamble Co. (The)
    1.850%, 02/02/21.............................       8,670   8,618,196
Progress Energy, Inc.
    4.875%, 12/01/19.............................       4,672   4,936,175
Progressive Corp. (The)
    3.750%, 08/23/21.............................         706     741,485
Province of Manitoba Canada
    2.050%, 11/30/20.............................       3,800   3,790,904
    2.125%, 05/04/22.............................      10,000   9,910,903
Province of Ontario Canada
    4.400%, 04/14/20.............................      28,000  29,575,499
    1.875%, 05/21/20.............................      15,000  14,945,446
    2.500%, 09/10/21.............................      59,530  60,128,563
    1.350%, 03/08/22............................. CAD  20,000  15,087,513
    2.250%, 05/18/22.............................       5,000   4,988,880
    3.150%, 06/02/22............................. CAD  19,000  15,445,066
Province of Quebec Canada
    3.500%, 07/29/20.............................      53,000  55,113,793
    2.750%, 08/25/21.............................      10,000  10,198,415
    2.375%, 01/31/22.............................      40,718  40,895,123
Prudential Financial, Inc.
    2.350%, 08/15/19.............................      11,413  11,465,429
    5.375%, 06/21/20.............................       1,700   1,841,356
    4.500%, 11/15/20.............................       7,000   7,467,698
PSEG Power LLC
    2.450%, 11/15/18.............................       6,831   6,869,288
    5.125%, 04/15/20.............................      11,108  11,832,635
Puget Energy, Inc.
    6.500%, 12/15/20.............................       3,363   3,766,396
QUALCOMM, Inc.
    2.250%, 05/20/20.............................       8,235   8,276,415
Raytheon Co.
    3.125%, 10/15/20.............................       3,000   3,096,261
Regions Financial Corp.
    3.200%, 02/08/21.............................      10,500  10,736,103
Republic of Austria Government Bond
##  0.0%, 09/20/22............................... EUR   4,000   4,710,735
Republic Services, Inc.
    3.800%, 05/15/18.............................       4,507   4,557,893
    5.500%, 09/15/19.............................       5,333   5,673,369

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Roper Technologies, Inc.
    2.050%, 10/01/18.............................       1,500 $ 1,503,578
    2.800%, 12/15/21.............................       1,000   1,009,514
Royal Bank of Canada
    2.125%, 03/02/20.............................      22,338  22,385,516
    2.150%, 03/06/20.............................       3,715   3,723,442
    2.350%, 10/30/20.............................       7,428   7,476,377
    2.500%, 01/19/21.............................      12,750  12,867,726
    2.750%, 02/01/22.............................      24,000  24,373,695
    1.968%, 03/02/22............................. CAD   5,000   3,832,997
Ryder System, Inc.
    2.500%, 03/01/18.............................       2,902   2,908,414
    2.650%, 03/02/20.............................       7,000   7,066,545
Sanofi
    4.000%, 03/29/21.............................      13,262  14,029,419
Santander Holdings USA, Inc.
    2.650%, 04/17/20.............................       3,000   3,018,497
Santander UK Group Holdings P.L.C.
    3.125%, 01/08/21.............................      15,000  15,246,600
Santander UK P.L.C.
    2.375%, 03/16/20.............................       2,824   2,846,702
Scripps Networks Interactive, Inc.
    2.750%, 11/15/19.............................      19,864  20,047,879
    3.500%, 06/15/22.............................      10,000  10,216,936
Sempra Energy
    2.850%, 11/15/20.............................       5,400   5,496,538
Shell International Finance BV
    2.000%, 11/15/18.............................      10,526  10,564,191
    4.300%, 09/22/19.............................       4,471   4,653,804
    4.375%, 03/25/20.............................       1,250   1,319,629
    2.125%, 05/11/20.............................      17,155  17,229,520
    2.250%, 11/10/20.............................      18,999  19,132,374
    1.875%, 05/10/21.............................      32,626  32,371,679
    1.750%, 09/12/21.............................      27,855  27,395,630
Skandinaviska Enskilda Banken AB
    1.250%, 08/05/22............................. GBP   2,000   2,635,894
Societe Generale SA
##  2.625%, 09/16/20.............................      17,000  17,157,935
##  2.500%, 04/08/21.............................       4,200   4,205,657
Solvay Finance America LLC
##  3.400%, 12/03/20.............................      10,000  10,280,662
Southern Co. (The)
    2.750%, 06/15/20.............................       9,683   9,824,313
Southwest Airlines Co.
    2.750%, 11/06/19.............................      17,072  17,288,253
    2.650%, 11/05/20.............................       4,500   4,564,594
Starbucks Corp.
    2.100%, 02/04/21.............................       1,770   1,774,550
State of North Rhine- Westphalia
    1.625%, 01/22/20.............................      23,450  23,297,458

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
State Street Corp.
    2.550%, 08/18/20.............................      10,138 $10,320,206
Statoil ASA
    1.200%, 01/17/18.............................       1,955   1,953,761
    1.150%, 05/15/18.............................      11,682  11,657,931
    1.950%, 11/08/18.............................       7,785   7,802,923
    2.250%, 11/08/19.............................       7,500   7,548,859
    2.900%, 11/08/20.............................       2,780   2,843,876
    3.150%, 01/23/22.............................       2,692   2,779,179
Stryker Corp.
    2.625%, 03/15/21.............................       6,121   6,177,968
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19.............................      13,227  13,302,610
Sumitomo Mitsui Financial Group, Inc.
    2.934%, 03/09/21.............................       4,000   4,068,720
    2.058%, 07/14/21.............................      10,000   9,840,488
SunTrust Banks, Inc.
    2.500%, 05/01/19.............................       5,830   5,877,726
    2.900%, 03/03/21.............................      14,765  15,005,443
Svensk Exportkredit AB
    1.875%, 06/17/19.............................       5,836   5,842,828
    1.750%, 08/28/20.............................       6,000   5,960,180
    2.375%, 03/09/22.............................      10,000  10,069,576
Svenska Handelsbanken AB
    2.500%, 01/25/19.............................      26,661  26,868,573
    2.250%, 06/17/19.............................       8,942   8,993,419
    2.400%, 10/01/20.............................       3,720   3,748,242
    2.450%, 03/30/21.............................       1,930   1,940,579
    0.250%, 02/28/22............................. EUR   1,000   1,170,576
    2.625%, 08/23/22............................. EUR   3,000   3,899,437
Swedbank AB
    0.300%, 09/06/22............................. EUR   4,000   4,675,151
Sweden Government Bond
    3.500%, 06/01/22............................. SEK 564,000  78,640,530
Sysco Corp.
    2.600%, 10/01/20.............................      16,190  16,386,385
Target Corp.
    2.300%, 06/26/19.............................       1,418   1,431,148
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.............................       1,574   1,686,748
Telefonica Emisiones SAU
    3.192%, 04/27/18.............................         950     956,587
    5.877%, 07/15/19.............................       1,000   1,061,535
    5.134%, 04/27/20.............................      10,180  10,880,224
Thermo Fisher Scientific, Inc.
    2.400%, 02/01/19.............................       2,754   2,768,557
Thomson Reuters Corp.
    3.950%, 09/30/21.............................       6,115   6,361,076
Time Warner, Inc.
    4.700%, 01/15/21.............................       7,900   8,427,328

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Toronto-Dominion Bank (The)
    1.400%, 04/30/18.............................       1,779 $ 1,777,704
    2.125%, 07/02/19.............................      31,297  31,440,166
    2.500%, 12/14/20.............................      20,000  20,201,110
    2.125%, 04/07/21.............................      18,138  18,052,626
    1.800%, 07/13/21.............................      18,605  18,278,868
    1.994%, 03/23/22............................. CAD   5,000   3,838,268
Total Capital International SA
    2.125%, 01/10/19.............................       9,066   9,112,562
    2.100%, 06/19/19.............................      27,483  27,633,088
    2.750%, 06/19/21.............................       6,000   6,137,748
    2.875%, 02/17/22.............................       7,000   7,156,311
Total Capital SA
    4.125%, 01/28/21.............................      10,000  10,622,039
Total System Services, Inc.
    2.375%, 06/01/18.............................       4,011   4,021,155
Toyota Credit Canada, Inc.
    2.020%, 02/28/22............................. CAD  10,000   7,663,747
Toyota Motor Credit Corp.
    2.100%, 01/17/19.............................      24,526  24,620,085
    2.125%, 07/18/19.............................      11,845  11,903,806
    4.500%, 06/17/20.............................      10,000  10,617,900
#   1.900%, 04/08/21.............................      40,243  39,895,278
    2.750%, 05/17/21.............................       8,500   8,635,276
#   2.600%, 01/11/22.............................       5,988   6,071,745
    3.300%, 01/12/22.............................       1,484   1,543,205
    0.750%, 07/21/22............................. EUR   2,080   2,495,588
Tyson Foods, Inc.
    2.650%, 08/15/19.............................      19,752  19,951,565
UBS AG
    2.375%, 08/14/19.............................       2,778   2,795,599
#   2.350%, 03/26/20.............................       8,079   8,129,860
Unedic Asseo
    0.875%, 10/25/22............................. EUR  23,000  28,082,944
Union Pacific Corp.
    2.250%, 02/15/19.............................       1,189   1,195,901
UnitedHealth Group, Inc.
    4.700%, 02/15/21.............................       2,040   2,196,655
Unum Group
    3.000%, 05/15/21.............................       1,000   1,011,332
US Bank NA
    2.125%, 10/28/19.............................       3,432   3,447,830
USAA Capital Corp.
##  2.000%, 06/01/21.............................       5,000   4,937,402
Valero Energy Corp.
    9.375%, 03/15/19.............................       5,009   5,493,924
Verizon Communications, Inc.
    4.500%, 09/15/20.............................       2,350   2,506,872
    3.125%, 03/16/22.............................       7,858   8,027,937
Viacom, Inc.
    2.750%, 12/15/19.............................       3,297   3,314,964
Vodafone Group P.L.C.
    5.450%, 06/10/19.............................       1,732   1,825,441
    4.375%, 03/16/21.............................       4,525   4,825,766

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
Volkswagen Group of America Finance LLC
##  2.125%, 05/23/19.............................       7,431 $ 7,426,407
##  2.400%, 05/22/20.............................       5,911   5,929,375
Wal-Mart Stores, Inc.
    4.250%, 04/15/21.............................       4,000   4,287,315
Walgreen Co.
    3.100%, 09/15/22.............................       4,127   4,182,654
Walgreens Boots Alliance, Inc.
#   3.300%, 11/18/21.............................       4,000   4,106,535
Walt Disney Co. (The)
    2.150%, 09/17/20.............................       7,942   7,975,387
WEC Energy Group, Inc.
    2.450%, 06/15/20.............................      14,176  14,275,972
Wells Fargo & Co.
    2.125%, 04/22/19.............................       8,083   8,109,157
    2.600%, 07/22/20.............................       8,000   8,105,781
Western Australian Treasury Corp.
    2.750%, 10/20/22............................. AUD  22,000  16,990,415
Westpac Banking Corp.
    4.875%, 11/19/19.............................       6,145   6,502,783
    2.600%, 11/23/20.............................      29,052  29,400,056
#   2.100%, 05/13/21.............................       7,632   7,577,153
    2.800%, 01/11/22.............................      15,512  15,766,344
    2.500%, 06/28/22.............................       9,789   9,814,407
Wm Wrigley Jr Co.
##  2.900%, 10/21/19.............................       1,484   1,506,286
Wyndham Worldwide Corp.
    2.500%, 03/01/18.............................       7,146   7,155,794
    4.250%, 03/01/22.............................       2,967   3,036,429

                                                          FACE
                                                         AMOUNT^      VALUE+
                                                         -------      ------
                                                          (000)
Xcel Energy, Inc.
      2.400%, 03/15/21.............................         4,070 $    4,083,751
Xerox Corp.
      4.070%, 03/17/22.............................        10,246     10,411,569
Xilinx, Inc.
      2.125%, 03/15/19.............................         3,769      3,775,775
Zimmer Biomet Holdings, Inc.
      2.700%, 04/01/20.............................         4,632      4,670,817
Zoetis, Inc.
      3.450%, 11/13/20.............................        12,400     12,799,837
                                                                  --------------
TOTAL BONDS........................................                5,471,416,905
                                                                  --------------

U.S. TREASURY OBLIGATIONS -- (0.5%)
U.S. Treasury Notes
      1.250%, 10/31/21.............................        25,000     24,375,977
                                                                  --------------
TOTAL INVESTMENT SECURITIES........................                5,509,039,815
                                                                  --------------

                                                         SHARES
                                                    -    ------
SECURITIES LENDING COLLATERAL -- (0.4%)
(S)@  DFA Short Term Investment Fund...............     1,835,820     21,242,277
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $5,529,114,005)................................            $5,530,282,092
                                                                  ==============

At October 31, 2017, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                              UNREALIZED
                                                                               FOREIGN
                                                                               EXCHANGE
                                                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD          COUNTERPARTY            DATE    (DEPRECIATION)
------------------ ----------------- --------------------------- ---------- --------------
AUD    77,296,680  USD    59,145,101 Citibank, N.A.               11/02/17    $   13,902
USD     2,524,015  AUD     3,212,557 Citibank, N.A.               11/02/17        65,285
USD     3,212,839  AUD     4,084,911 Citibank, N.A.               11/02/17        86,453
USD     3,946,127  AUD     5,016,600 Citibank, N.A.               11/02/17       106,673
USD     7,171,088  AUD     9,172,395 HSBC Bank                    11/02/17       150,997
USD     7,787,329  AUD    10,007,523 Citibank, N.A.               11/02/17       128,073
USD     7,935,695  AUD    10,211,396 HSBC Bank                    11/02/17       120,404
USD     8,984,804  AUD    11,481,238 ANZ Securities               11/02/17       197,640
USD     9,432,108  AUD    12,020,320 Citibank, N.A.               11/02/17       232,358
USD     9,503,670  AUD    12,089,740 State Street Bank and Trust  11/02/17       250,789
USD     9,052,691  SEK    73,381,996 State Street Bank and Trust  01/04/18       250,995
USD     9,856,650  SEK    79,154,104 State Street Bank and Trust  01/04/18       362,627
USD   125,670,323  SEK 1,014,248,231 State Street Bank and Trust  01/04/18     4,017,811
USD     9,559,343  SEK    77,221,472 Citibank, N.A.               01/12/18       292,667
USD    10,373,713  SEK    83,633,695 Citibank, N.A.               01/12/18       337,562

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                                                  UNREALIZED
                                                                                   FOREIGN
                                                                                   EXCHANGE
                                                              SETTLEMENT         APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD      COUNTERPARTY              DATE           (DEPRECIATION)
------------------ --------------- --------------------- ----------             --------------
USD   20,289,040   SEK 163,857,896 Citibank, N.A.                01/12/18         $  625,881
USD   24,359,337   SEK 202,892,514 Citibank, N.A.                01/12/18             11,974
USD    4,748,319   EUR   4,000,675 Citibank, N.A.                01/22/18             65,704
USD   12,440,316   EUR  10,481,709 Citibank, N.A.                01/22/18            171,933
USD   59,032,056   EUR  50,025,852 UBS AG                        01/22/18            478,980
USD   77,744,550   CAD  98,632,101 Bank of America Corp.         01/24/18          1,223,668
                                                                                  ----------
                                                           TOTAL APPRECIATION     $9,192,376

USD   19,140,827   EUR  16,359,446 Citibank, N.A.                01/22/18         $   (7,191)
USD    2,645,900   GBP   1,990,449 ANZ Securities                01/25/18             (4,865)
USD   59,303,845   AUD  77,565,634 Citibank, N.A.                01/30/18            (14,262)
                                                                                  ----------
                                                           TOTAL (DEPRECIATION)   $  (26,318)
                                                                                  ----------

                                                           TOTAL APPRECIATION
                                                           (DEPRECIATION)         $9,166,058
                                                                                  ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                 LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                 ------- -------------- ------- --------------
  Agency Obligations............   --    $   13,246,933   --    $   13,246,933
  Bonds.........................   --     5,471,416,905   --     5,471,416,905
  U.S. Treasury Obligations.....   --        24,375,977   --        24,375,977
  Securities Lending Collateral.   --        21,242,277   --        21,242,277
  Forward Currency Contracts**..   --         9,166,058   --         9,166,058
                                   --    --------------   --    --------------
  TOTAL.........................   --    $5,539,448,150   --    $5,539,448,150
                                   ==    ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
AGENCY OBLIGATIONS -- (3.1%)
Federal Farm Credit Bank
    2.630%, 08/03/26............................. $ 3,173 $ 3,153,822
    5.770%, 01/05/27.............................   1,058   1,323,807
Federal Home Loan Bank
    5.750%, 06/12/26.............................   1,260   1,562,680
Federal Home Loan Mortgage Corp.
    6.750%, 09/15/29.............................   8,814  12,337,969
Federal National Mortgage Association
    6.250%, 05/15/29.............................  17,628  23,710,612
    7.125%, 01/15/30.............................   3,526   5,098,300
    6.625%, 11/15/30.............................   2,000   2,836,264
Tennessee Valley Authority
    6.750%, 11/01/25.............................   3,596   4,686,368
    7.125%, 05/01/30.............................   2,108   3,056,394
                                                          -----------
TOTAL AGENCY OBLIGATIONS.........................          57,766,216
                                                          -----------

BONDS -- (92.2%)
21st Century Fox America, Inc.
    3.700%, 09/15/24.............................   2,468   2,570,457
3M Co.
    2.875%, 10/15/27.............................  16,267  16,263,909
Abbott Laboratories
    2.950%, 03/15/25.............................   6,870   6,778,960
AbbVie, Inc.
    3.600%, 05/14/25.............................   9,500   9,764,985
Activision Blizzard, Inc.
    3.400%, 06/15/27.............................     600     601,071
Adobe Systems, Inc.
    3.250%, 02/01/25.............................   1,058   1,084,538
Advance Auto Parts, Inc.
    4.500%, 12/01/23.............................   1,500   1,569,704
Aetna, Inc.
    3.500%, 11/15/24.............................   4,942   5,038,690
Affiliated Managers Group, Inc.
    3.500%, 08/01/25.............................   1,410   1,421,201
Aflac, Inc.
    3.625%, 11/15/24.............................   1,099   1,160,341
    3.250%, 03/17/25.............................   6,064   6,179,419
Ahold Finance USA LLC
    6.875%, 05/01/29.............................     388     476,790
Airbus SE
##  3.150%, 04/10/27.............................   1,000   1,013,015
Alabama Power Co.
    2.800%, 04/01/25.............................   1,410   1,390,807
Albemarle Corp.
    4.150%, 12/01/24.............................   3,335   3,558,802
Allergan Funding SCS
    3.800%, 03/15/25.............................   9,592   9,817,448
Alphabet, Inc.
    1.998%, 08/15/26.............................   4,000   3,760,018

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
American Express Credit Corp.
    3.300%, 05/03/27............................. $ 8,500 $ 8,592,921
American Honda Finance Corp.
    2.300%, 09/09/26.............................   1,500   1,421,395
American International Group, Inc.
    4.125%, 02/15/24.............................   3,763   4,002,276
    3.750%, 07/10/25.............................   2,000   2,067,654
#   3.900%, 04/01/26.............................   4,000   4,145,284
American Water Capital Corp.
    3.850%, 03/01/24.............................   1,166   1,233,511
Ameriprise Financial, Inc.
    3.700%, 10/15/24.............................   7,090   7,409,477
    2.875%, 09/15/26.............................   1,000     976,994
AmerisourceBergen Corp.
    3.400%, 05/15/24.............................     673     687,744
Amgen, Inc.
    3.625%, 05/22/24.............................   3,526   3,683,341
    3.125%, 05/01/25.............................   2,763   2,778,699
    2.600%, 08/19/26.............................   3,000   2,870,018
Analog Devices, Inc.
    3.900%, 12/15/25.............................   4,502   4,728,633
Anglo American Capital P.L.C.
##  4.750%, 04/10/27.............................   2,000   2,114,048
##  4.000%, 09/11/27.............................   4,600   4,599,848
Anheuser-Busch InBev Finance, Inc.
    3.650%, 02/01/26.............................   8,000   8,253,705
Anthem, Inc.
    3.500%, 08/15/24.............................   3,491   3,578,513
ANZ New Zealand International Ltd.
##  3.450%, 07/17/27.............................  15,000  15,205,050
Aon P.L.C.
    4.000%, 11/27/23.............................   2,203   2,338,172
    3.500%, 06/14/24.............................   4,331   4,465,999
AP Moller - Maersk A.S.
##  3.750%, 09/22/24.............................   1,000   1,010,993
##  3.875%, 09/28/25.............................   1,914   1,932,662
Apple, Inc.
    2.500%, 02/09/25.............................   2,763   2,721,247
    3.250%, 02/23/26.............................   1,000   1,022,206
    3.350%, 02/09/27.............................   8,000   8,209,663
    3.200%, 05/11/27.............................   9,405   9,548,206
    3.000%, 06/20/27.............................   6,000   5,998,130
Applied Materials, Inc.
    3.300%, 04/01/27.............................   1,111   1,136,116
Archer-Daniels-Midland Co.
    2.500%, 08/11/26.............................   5,613   5,366,961
Arizona Public Service Co.
    3.150%, 05/15/25.............................   3,349   3,364,789
Arrow Electronics, Inc.
    3.875%, 01/12/28.............................   3,530   3,567,118
Assurant, Inc.
    4.000%, 03/15/23.............................   3,526   3,641,314

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
AstraZeneca P.L.C.
      3.375%, 11/16/25............................. $ 8,300 $ 8,446,676
AT&T, Inc.
      3.950%, 01/15/25.............................   1,087   1,115,940
      3.400%, 05/15/25.............................   8,182   8,088,320
Australia & New Zealand Banking Group, Ltd.
      3.700%, 11/16/25.............................   5,000   5,312,239
Autodesk, Inc.
      4.375%, 06/15/25.............................   6,017   6,425,924
      3.500%, 06/15/27.............................   1,875   1,868,884
Automatic Data Processing, Inc.
      3.375%, 09/15/25.............................   5,000   5,151,817
AutoZone, Inc.
      3.250%, 04/15/25.............................   3,133   3,148,750
Avnet, Inc.
      4.625%, 04/15/26.............................   5,850   6,100,816
Bank of America Corp.
      4.000%, 04/01/24.............................   5,993   6,349,395
Bank of New York Mellon Corp. (The)
      3.000%, 02/24/25.............................   1,410   1,419,377
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
      3.250%, 09/08/24.............................   1,763   1,792,525
Barclays P.L.C.
      3.650%, 03/16/25.............................   6,080   6,102,867
      4.375%, 01/12/26.............................   2,700   2,829,082
BAT International Finance P.L.C.
      3.950%, 06/15/25.............................   1,500   1,565,974
Baxter International, Inc.
      2.600%, 08/15/26.............................   5,578   5,335,751
Bayer U.S. Finance LLC
##    3.375%, 10/08/24.............................   8,831   9,010,803
Beam Suntory, Inc.
      3.250%, 06/15/23.............................   2,195   2,229,025
Becton Dickinson and Co.
      3.734%, 12/15/24.............................     630     647,427
Bed Bath & Beyond, Inc.
#     3.749%, 08/01/24.............................     700     694,985
Berkshire Hathaway, Inc.
      3.125%, 03/15/26.............................  21,052  21,309,597
Biogen, Inc.
#     4.050%, 09/15/25.............................   8,000   8,497,279
BlackRock, Inc.
      3.200%, 03/15/27.............................  15,000  15,199,741
BMW U.S. Capital LLC
##    2.800%, 04/11/26.............................   5,500   5,415,744
# ##  3.300%, 04/06/27.............................   4,000   4,057,720
Boeing Co. (The)
      2.500%, 03/01/25.............................   3,526   3,472,968
Boston Scientific Corp.
      4.125%, 10/01/23.............................     811     860,075
BP Capital Markets P.L.C.
      3.535%, 11/04/24.............................   1,234   1,285,445
      3.017%, 01/16/27.............................   7,000   6,924,722

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
BPCE SA
#   4.000%, 04/15/24............................. $ 7,164 $ 7,605,876
British Columbia, Province of Canada
    6.500%, 01/15/26.............................   4,363   5,451,117
Brown & Brown, Inc.
    4.200%, 09/15/24.............................   5,261   5,529,189
Buckeye Partners L.P.
    4.150%, 07/01/23.............................   1,058   1,095,530
    3.950%, 12/01/26.............................   2,275   2,273,646
Burlington Northern Santa Fe LLC
    3.000%, 04/01/25.............................   2,357   2,385,178
    7.000%, 12/15/25.............................     472     601,370
CA, Inc.
    4.700%, 03/15/27.............................   7,900   8,332,956
Campbell Soup Co.
    3.300%, 03/19/25.............................   4,229   4,275,308
Canadian Natural Resources, Ltd.
    7.200%, 01/15/32.............................   2,950   3,743,977
Canadian Pacific Railway Co.
    2.900%, 02/01/25.............................   1,666   1,664,791
    3.700%, 02/01/26.............................   2,115   2,204,109
Capital One Financial Corp.
    3.750%, 04/24/24.............................   1,939   2,009,316
Cardinal Health, Inc.
    3.410%, 06/15/27.............................   9,000   8,900,454
CBS Corp.
    3.500%, 01/15/25.............................   1,058   1,074,059
    2.900%, 01/15/27.............................   4,600   4,346,622
Celgene Corp.
    3.625%, 05/15/24.............................   1,763   1,818,555
Charles Schwab Corp. (The)
    3.000%, 03/10/25.............................   4,689   4,707,664
Chevron Corp.
    2.954%, 05/16/26.............................  21,258  21,319,089
Chubb INA Holdings, Inc.
    3.350%, 05/15/24.............................   2,820   2,915,867
Cigna Corp.
    3.250%, 04/15/25.............................   5,750   5,794,442
Cisco Systems, Inc.
    2.500%, 09/20/26.............................   3,000   2,917,388
Citigroup, Inc.
    3.750%, 06/16/24.............................   1,410   1,467,263
    3.300%, 04/27/25.............................   6,231   6,308,036
Clorox Co. (The)
    3.500%, 12/15/24.............................   1,763   1,828,128
CME Group, Inc.
    3.000%, 03/15/25.............................     471     479,507
CMS Energy Corp.
    3.875%, 03/01/24.............................     705     741,074
    3.600%, 11/15/25.............................   2,800   2,866,356
CNA Financial Corp.
    4.500%, 03/01/26.............................   6,830   7,330,376
Coca-Cola Co. (The)
    2.250%, 09/01/26.............................   3,500   3,333,217
    2.900%, 05/25/27.............................   4,000   4,013,453

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
Comcast Corp.
      3.375%, 08/15/25............................. $ 1,234 $ 1,265,810
      3.150%, 03/01/26.............................   4,000   4,026,459
Commonwealth Bank of Australia
##    2.850%, 05/18/26.............................  18,373  17,952,975
ConocoPhillips Co.
      3.350%, 11/15/24.............................   2,468   2,557,099
#     4.950%, 03/15/26.............................   5,000   5,678,910
Consolidated Edison Co. of New York, Inc.
      3.300%, 12/01/24.............................     705     725,564
Cooperatieve Rabobank UA
      3.375%, 05/21/25.............................  13,000  13,391,473
Corning, Inc.
      3.700%, 11/15/23.............................   1,493   1,550,506
Cox Communications, Inc.
# ##  3.850%, 02/01/25.............................   5,741   5,884,454
CR Bard, Inc.
      3.000%, 05/15/26.............................   1,000     986,811
Credit Agricole SA
      3.875%, 04/15/24.............................   5,678   6,011,645
Credit Suisse AG
      3.625%, 09/09/24.............................   6,299   6,557,800
CSX Corp.
      3.400%, 08/01/24.............................   3,000   3,096,640
CVS Health Corp.
      3.375%, 08/12/24.............................   5,243   5,288,021
      3.875%, 07/20/25.............................   3,210   3,294,969
Daimler Finance North America LLC
##    3.250%, 08/01/24.............................   1,128   1,144,843
      8.500%, 01/18/31.............................   5,588   8,349,784
Deere & Co.
      5.375%, 10/16/29.............................     650     792,731
Deutsche Bank AG
      3.700%, 05/30/24.............................   5,781   5,866,127
      4.100%, 01/13/26.............................   3,000   3,084,675
Discovery Communications LLC
      3.250%, 04/01/23.............................     353     356,420
      3.450%, 03/15/25.............................   4,263   4,206,540
      4.900%, 03/11/26.............................   4,000   4,298,803
Dominion Energy Gas Holdings LLC
      3.600%, 12/15/24.............................   1,763   1,813,835
Dominion Energy, Inc.
      3.625%, 12/01/24.............................     705     729,501
      3.900%, 10/01/25.............................   4,000   4,186,919
Dover Corp.
      3.150%, 11/15/25.............................   2,100   2,128,549
Dow Chemical Co. (The)
      3.500%, 10/01/24.............................   4,106   4,242,010
DTE Energy Co.
      3.850%, 12/01/23.............................     529     554,146
Duke Energy Corp.
      3.750%, 04/15/24.............................   2,468   2,580,277

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
DXC Technology Co.
    4.450%, 09/18/22............................. $ 1,763 $ 1,863,924
    4.750%, 04/15/27.............................   5,000   5,375,884
Eastman Chemical Co.
    3.800%, 03/15/25.............................   3,023   3,149,739
eBay, Inc.
    3.600%, 06/05/27.............................   1,000   1,000,969
Electricite de France SA
#   3.625%, 10/13/25.............................   2,000   2,058,860
##  3.625%, 10/13/25.............................   5,797   5,967,606
Electronic Arts, Inc.
    4.800%, 03/01/26.............................   2,200   2,428,098
Emerson Electric Co.
    3.150%, 06/01/25.............................   2,926   2,968,778
Enbridge, Inc.
    4.000%, 10/01/23.............................   2,068   2,161,051
    3.500%, 06/10/24.............................     705     717,274
Energy Transfer L.P.
    4.750%, 01/15/26.............................   4,000   4,209,462
Enterprise Products Operating LLC
    3.900%, 02/15/24.............................   1,146   1,205,950
    3.750%, 02/15/25.............................   2,000   2,083,338
    3.700%, 02/15/26.............................   6,000   6,189,985
EOG Resources, Inc.
    3.150%, 04/01/25.............................   6,478   6,474,688
ERAC USA Finance LLC
##  3.850%, 11/15/24.............................   2,058   2,136,830
Exelon Corp.
    3.950%, 06/15/25.............................     795     831,776
    3.400%, 04/15/26.............................   5,400   5,436,988
Express Scripts Holding Co.
    3.500%, 06/15/24.............................   4,596   4,651,878
    3.400%, 03/01/27.............................   3,500   3,437,589
Exxon Mobil Corp.
    3.176%, 03/15/24.............................  12,692  13,195,312
    3.043%, 03/01/26.............................  13,686  13,979,893
FedEx Corp.
    4.000%, 01/15/24.............................   1,410   1,510,563
    3.200%, 02/01/25.............................   2,062   2,104,663
Fidelity National Information Services, Inc.
    5.000%, 10/15/25.............................     278     309,565
Ford Motor Credit Co. LLC
    4.375%, 08/06/23.............................   4,583   4,852,502
    3.664%, 09/08/24.............................   3,950   4,000,797
GATX Corp.
    3.250%, 03/30/25.............................   2,820   2,800,578
#   3.250%, 09/15/26.............................   2,200   2,165,451
General Dynamics Corp.
    2.125%, 08/15/26.............................   6,500   6,094,970
General Electric Co.
    6.750%, 03/15/32.............................  26,373  36,428,425
General Motors Financial Co., Inc.
#   5.250%, 03/01/26.............................   7,000   7,646,575
#   4.350%, 01/17/27.............................   3,000   3,085,724

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CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
Georgia Power Co.
    3.250%, 04/01/26............................. $3,000 $3,005,291
Georgia-Pacific LLC
    7.750%, 11/15/29.............................  4,960  6,939,771
Gilead Sciences, Inc.
    3.700%, 04/01/24.............................  6,998  7,366,052
    3.650%, 03/01/26.............................  2,000  2,081,625
Goldman Sachs Group, Inc. (The)
    4.000%, 03/03/24.............................  6,346  6,694,034
    3.750%, 05/22/25.............................  2,000  2,061,261
    3.750%, 02/25/26.............................  1,100  1,128,476
Halliburton Co.
    3.500%, 08/01/23.............................  3,526  3,661,772
    3.800%, 11/15/25.............................  4,124  4,280,534
Harley-Davidson, Inc.
    3.500%, 07/28/25.............................  5,980  6,162,857
Hewlett Packard Enterprise Co.
#   4.900%, 10/15/25.............................  8,542  9,081,730
Historic TW, Inc.
    6.625%, 05/15/29.............................  1,427  1,758,866
Home Depot, Inc. (The)
    3.350%, 09/15/25.............................  1,403  1,450,607
Honeywell International, Inc.
    2.500%, 11/01/26.............................  1,000    957,355
HSBC Holdings P.L.C.
    4.300%, 03/08/26.............................  4,000  4,293,086
HSBC USA, Inc.
    3.500%, 06/23/24.............................  5,760  5,947,068
Humana, Inc.
    3.850%, 10/01/24.............................  4,074  4,237,410
Hyatt Hotels Corp.
    3.375%, 07/15/23.............................  1,066  1,091,007
ING Groep NV
    3.950%, 03/29/27.............................  6,550  6,856,650
Ingersoll-Rand Luxembourg Finance SA
    3.550%, 11/01/24.............................  4,280  4,429,389
Inter-American Development Bank
    7.000%, 06/15/25.............................  2,115  2,716,381
    6.750%, 07/15/27.............................  1,058  1,393,612
Intercontinental Exchange, Inc.
    3.750%, 12/01/25.............................  5,750  6,038,535
International Business Machines Corp.
    3.625%, 02/12/24.............................  5,288  5,572,716
#   3.300%, 01/27/27.............................  3,191  3,252,931
International Paper Co.
    3.650%, 06/15/24.............................  1,058  1,104,117
    3.800%, 01/15/26.............................    578    602,490
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24.............................  2,151  2,255,139
Intesa Sanpaolo SpA
    5.250%, 01/12/24.............................  3,526  3,881,723
##  3.875%, 07/14/27.............................  1,500  1,508,035

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
ITC Holdings Corp.
      3.650%, 06/15/24............................. $ 4,288 $ 4,418,721
Janus Capital Group, Inc.
      4.875%, 08/01/25.............................   2,000   2,150,236
Jefferies Group LLC
      4.850%, 01/15/27.............................   3,000   3,188,007
JM Smucker Co. (The)
      3.500%, 03/15/25.............................   5,000   5,105,008
John Deere Capital Corp.
      3.350%, 06/12/24.............................     846     874,016
Johnson & Johnson
      2.450%, 03/01/26.............................  14,500  14,207,054
Johnson Controls International P.L.C.
      3.625%, 07/02/24.............................     541     562,114
JPMorgan Chase & Co.
      3.625%, 05/13/24.............................   4,287   4,467,391
      3.900%, 07/15/25.............................   4,820   5,075,297
Juniper Networks, Inc.
      4.500%, 03/15/24.............................   2,327   2,466,765
Kellogg Co.
      3.250%, 04/01/26.............................   6,741   6,741,876
      7.450%, 04/01/31.............................     300     405,184
KeyBank NA
      3.300%, 06/01/25.............................   2,000   2,037,992
Kohl's Corp.
      4.750%, 12/15/23.............................   2,861   2,976,694
Koninklijke KPN NV
      8.375%, 10/01/30.............................   4,000   5,509,991
Kraft Heinz Foods Co.
      3.950%, 07/15/25.............................   8,000   8,300,614
Kroger Co. (The)
      7.500%, 04/01/31.............................   7,725  10,180,149
L3 Technologies, Inc.
      3.950%, 05/28/24.............................   1,361   1,416,845
Laboratory Corp. of America Holdings
      4.000%, 11/01/23.............................   2,115   2,218,845
Legg Mason, Inc.
#     3.950%, 07/15/24.............................   2,609   2,682,032
      4.750%, 03/15/26.............................   3,205   3,414,888
Lincoln National Corp.
      3.350%, 03/09/25.............................   8,425   8,481,974
Lloyds Banking Group P.L.C.
      3.750%, 01/11/27.............................   5,000   5,075,810
Lockheed Martin Corp.
      2.900%, 03/01/25.............................   2,468   2,466,725
Loews Corp.
      3.750%, 04/01/26.............................   5,500   5,702,982
Lowe's Cos., Inc.
      3.375%, 09/15/25.............................   3,551   3,660,913
LYB International Finance II BV
      3.500%, 03/02/27.............................   2,000   1,998,551
LyondellBasell Industries NV
      5.750%, 04/15/24.............................   3,173   3,634,760
Macquarie Bank, Ltd.
# ##  3.900%, 01/15/26.............................   5,000   5,211,114

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CONTINUED

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
Manufacturers & Traders Trust Co.
    2.900%, 02/06/25............................. $ 6,527 $ 6,481,351
Marathon Petroleum Corp.
    3.625%, 09/15/24.............................   4,513   4,627,286
Marsh & McLennan Cos., Inc.
    3.500%, 06/03/24.............................   4,583   4,747,201
    3.500%, 03/10/25.............................   1,500   1,550,778
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.............................   2,950   2,998,097
McDonald's Corp.
    3.700%, 01/30/26.............................   9,000   9,409,967
McKesson Corp.
    3.796%, 03/15/24.............................   1,851   1,927,228
Mead Johnson Nutrition Co.
    4.125%, 11/15/25.............................   4,200   4,492,428
Medtronic, Inc.
    3.500%, 03/15/25.............................   1,000   1,038,341
Merck & Co., Inc.
    2.750%, 02/10/25.............................   2,000   2,000,281
MetLife, Inc.
    3.600%, 04/10/24.............................   7,166   7,529,786
Microsoft Corp.
    2.700%, 02/12/25.............................   1,058   1,062,826
#   2.400%, 08/08/26.............................  10,000   9,659,227
    3.300%, 02/06/27.............................  15,500  15,995,042
Mitsubishi UFJ Financial Group, Inc.
#   3.850%, 03/01/26.............................   4,000   4,170,977
#   3.677%, 02/22/27.............................   2,000   2,064,390
Monsanto Co.
    3.375%, 07/15/24.............................     897     916,229
    5.500%, 08/15/25.............................   3,984   4,572,714
Morgan Stanley
    3.875%, 04/29/24.............................   5,878   6,173,120
    3.875%, 01/27/26.............................   3,000   3,128,051
Mosaic Co. (The)
#   4.250%, 11/15/23.............................   1,939   2,025,993
Motorola Solutions, Inc.
    3.500%, 03/01/23.............................   1,763   1,783,416
Mylan NV
#   3.950%, 06/15/26.............................   7,000   6,991,275
Mylan, Inc.
    4.200%, 11/29/23.............................   2,468   2,594,774
Nasdaq, Inc.
    4.250%, 06/01/24.............................   1,551   1,648,473
National Australia Bank, Ltd.
    3.375%, 01/14/26.............................   5,000   5,099,377
##  3.500%, 01/10/27.............................  14,790  15,167,021
National Oilwell Varco, Inc.
    2.600%, 12/01/22.............................   6,068   5,992,956
Nationwide Building Society
##  3.900%, 07/21/25.............................   7,000   7,352,027
NIKE, Inc.
    2.375%, 11/01/26.............................  13,135  12,520,031
Noble Energy, Inc.
    3.900%, 11/15/24.............................   1,426   1,470,167
#   3.850%, 01/15/28.............................   2,000   2,007,484

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
Nordstrom, Inc.
#     4.000%, 03/15/27............................. $ 4,412 $ 4,342,567
      6.950%, 03/15/28.............................     282     325,407
Norfolk Southern Corp.
      5.640%, 05/17/29.............................   2,048   2,429,566
Novartis Capital Corp.
      3.100%, 05/17/27.............................  19,278  19,609,331
Nuveen Finance LLC
##    4.125%, 11/01/24.............................   5,360   5,668,327
Occidental Petroleum Corp.
      3.400%, 04/15/26.............................   5,280   5,426,397
Omnicom Group, Inc.
      3.650%, 11/01/24.............................     705     725,028
ONEOK, Inc.
      4.000%, 07/13/27.............................   3,915   3,983,676
Oracle Corp.
      2.950%, 05/15/25.............................   8,617   8,702,763
      2.650%, 07/15/26.............................   3,000   2,938,775
      3.250%, 05/15/30.............................   7,966   8,048,753
Pacific Gas & Electric Co.
      3.500%, 06/15/25.............................   2,362   2,411,701
Packaging Corp. of America
      4.500%, 11/01/23.............................   2,142   2,324,289
Parker-Hannifin Corp.
      3.300%, 11/21/24.............................   3,356   3,448,237
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
##    3.400%, 11/15/26.............................   1,000     990,982
PepsiCo, Inc.
      3.500%, 07/17/25.............................   4,721   4,938,867
Pernod Ricard SA
# ##  3.250%, 06/08/26.............................   3,000   3,009,853
Perrigo Finance Unlimited Co.
      3.900%, 12/15/24.............................   6,115   6,252,935
      4.375%, 03/15/26.............................   3,000   3,122,512
Pfizer, Inc.
      3.400%, 05/15/24.............................   3,526   3,704,287
      2.750%, 06/03/26.............................  11,540  11,460,297
      3.000%, 12/15/26.............................   8,497   8,573,029
Philip Morris International, Inc.
      3.250%, 11/10/24.............................   2,179   2,219,230
Phillips 66 Partners L.P.
      3.550%, 10/01/26.............................   4,550   4,502,725
Plains All American Pipeline L.P. / PAA Finance
 Corp.
      4.500%, 12/15/26.............................   3,542   3,618,022
PNC Bank NA
#     3.300%, 10/30/24.............................   1,763   1,815,152
      2.950%, 02/23/25.............................   4,407   4,417,175
Potash Corp. of Saskatchewan, Inc.
      3.000%, 04/01/25.............................   1,500   1,471,801
PPL Capital Funding, Inc.
      3.400%, 06/01/23.............................   2,676   2,755,231
Precision Castparts Corp.
      3.250%, 06/15/25.............................   3,410   3,488,032

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CONTINUED

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
Principal Financial Group, Inc.
    3.400%, 05/15/25............................. $ 1,177 $ 1,203,968
    3.100%, 11/15/26.............................     300     298,825
Procter & Gamble Co. (The)
    2.850%, 08/11/27.............................   7,000   6,960,867
Province of Quebec Canada
    7.500%, 09/15/29.............................   2,000   2,854,174
Prudential Financial, Inc.
    3.500%, 05/15/24.............................   6,738   7,021,146
PSEG Power LLC
    4.300%, 11/15/23.............................   2,122   2,236,826
QUALCOMM, Inc.
    3.450%, 05/20/25.............................   7,026   7,229,406
Quest Diagnostics, Inc.
    3.500%, 03/30/25.............................     582     594,858
Reinsurance Group of America, Inc.
    4.700%, 09/15/23.............................   2,115   2,288,066
    3.950%, 09/15/26.............................   4,358   4,459,098
Roche Holdings, Inc.
##  3.000%, 11/10/25.............................   4,000   4,020,286
##  2.625%, 05/15/26.............................   4,312   4,214,573
##  2.375%, 01/28/27.............................   1,000     949,870
Rockwell Automation, Inc.
    2.875%, 03/01/25.............................     705     699,778
Rolls-Royce P.L.C.
##  3.625%, 10/14/25.............................   4,000   4,149,179
Royal Bank of Scotland Group P.L.C.
    4.800%, 04/05/26.............................   1,000   1,076,926
Santander Holdings USA, Inc.
    4.500%, 07/17/25.............................   9,000   9,384,275
Santander UK P.L.C.
#   4.000%, 03/13/24.............................   3,779   3,998,610
Scripps Networks Interactive, Inc.
    3.900%, 11/15/24.............................   5,961   6,123,483
Sempra Energy
    4.050%, 12/01/23.............................   2,316   2,452,023
    3.550%, 06/15/24.............................   3,596   3,703,120
    3.750%, 11/15/25.............................   1,000   1,035,737
Shell International Finance BV
    2.500%, 09/12/26.............................  10,600  10,234,884
Shell International Finance BV
    2.875%, 05/10/26.............................  18,750  18,646,497
Sherwin-Williams Co. (The)
    3.450%, 08/01/25.............................   5,503   5,598,530
    3.950%, 01/15/26.............................   2,200   2,299,879
Siemens Financieringsmaatschappij NV
##  6.125%, 08/17/26.............................   2,080   2,563,092
Solvay Finance America LLC
##  4.450%, 12/03/25.............................   3,000   3,233,003
Southern California Edison Co.
    6.650%, 04/01/29.............................     525     679,572

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
Southern Power Co.
    4.150%, 12/01/25............................. $ 2,000 $ 2,113,160
Southwest Airlines Co.
    3.000%, 11/15/26.............................   2,000   1,971,794
Spectra Energy Partners L.P.
    4.750%, 03/15/24.............................   2,563   2,800,705
StanCorp Financial Group, Inc.
    5.000%, 08/15/22.............................   1,763   1,892,912
Standard Chartered P.L.C.
##  4.050%, 04/12/26.............................   1,962   2,016,901
State Street Corp.
    3.300%, 12/16/24.............................   8,276   8,588,342
Stryker Corp.
    3.375%, 05/15/24.............................     282     290,450
    3.375%, 11/01/25.............................   6,000   6,156,021
Sumitomo Mitsui Financial Group, Inc.
    3.784%, 03/09/26.............................   4,000   4,143,899
Suncor Energy, Inc.
    3.600%, 12/01/24.............................   4,007   4,145,689
Sysco Corp.
    3.750%, 10/01/25.............................     700     731,546
    3.300%, 07/15/26.............................   9,695   9,780,072
Tapestry, Inc.
    4.250%, 04/01/25.............................   8,534   8,827,822
Target Corp.
#   2.500%, 04/15/26.............................   9,730   9,350,260
TD Ameritrade Holding Corp.
    3.625%, 04/01/25.............................   3,526   3,672,337
TechnipFMC P.L.C.
##  3.450%, 10/01/22.............................   1,741   1,747,964
Telefonica Europe BV
    8.250%, 09/15/30.............................   5,475   7,743,892
Thomson Reuters Corp.
    4.300%, 11/23/23.............................   2,820   2,997,660
    3.850%, 09/29/24.............................     365     379,188
Time Warner, Inc.
    3.550%, 06/01/24.............................   2,468   2,499,135
    3.800%, 02/15/27.............................   2,000   1,999,460
Total Capital International SA
    3.750%, 04/10/24.............................   5,288   5,609,485
Total System Services, Inc.
    4.800%, 04/01/26.............................   5,970   6,491,663
Toyota Motor Credit Corp.
#   3.200%, 01/11/27.............................  18,713  19,091,720
U.S. Bank NA
    2.800%, 01/27/25.............................  10,000   9,960,629
UBS Group Funding Switzerland AG
##  4.125%, 09/24/25.............................   9,500  10,018,949
Union Pacific Corp.
    3.250%, 01/15/25.............................   8,761   9,030,541
United Technologies Corp.
    7.500%, 09/15/29.............................   5,114   7,124,571
UnitedHealth Group, Inc.
    3.750%, 07/15/25.............................   5,333   5,640,916

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CONTINUED

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
Unum Group
    4.000%, 03/15/24............................. $   705 $   733,656
#   3.875%, 11/05/25.............................   9,000   9,283,842
Valero Energy Corp.
    7.500%, 04/15/32.............................   1,500   2,017,020
Verizon Communications, Inc.
    3.500%, 11/01/24.............................   3,500   3,570,288
##  3.376%, 02/15/25.............................   4,916   4,945,458
    4.125%, 03/16/27.............................   2,000   2,087,140
Viacom, Inc.
    4.250%, 09/01/23.............................     353     363,409
    3.875%, 04/01/24.............................   5,987   6,006,809
Visa, Inc.
    3.150%, 12/14/25.............................   2,250   2,297,794
Vodafone Group P.L.C.
#   7.875%, 02/15/30.............................   7,625  10,430,223
Wal-Mart Stores, Inc.
    7.550%, 02/15/30.............................   2,000   2,912,895
Walgreens Boots Alliance, Inc.
    3.450%, 06/01/26.............................   9,000   8,840,208
Walt Disney Co. (The)
    3.150%, 09/17/25.............................   3,526   3,613,468
WEC Energy Group, Inc.
    3.550%, 06/15/25.............................   6,200   6,405,685
Wells Fargo & Co.
    3.000%, 02/19/25.............................   3,526   3,497,788
    3.000%, 04/22/26.............................   5,000   4,903,371
Westpac Banking Corp.
    2.850%, 05/13/26.............................   1,500   1,469,133
    2.700%, 08/19/26.............................  10,595  10,233,311
    3.350%, 03/08/27.............................   7,000   7,102,634
WestRock MWV LLC
    8.200%, 01/15/30.............................   1,885   2,648,647
    7.950%, 02/15/31.............................   3,112   4,358,184

                                                       FACE
                                                      AMOUNT       VALUE+
                                                      ------       ------
                                                      (000)
Whirlpool Corp.
      3.700%, 05/01/25............................. $    2,468 $    2,544,566
Williams Partners L.P.
      4.000%, 09/15/25.............................      3,000      3,098,202
Wisconsin Electric Power Co.
      3.100%, 06/01/25.............................      1,763      1,769,051
Wyndham Worldwide Corp.
      3.900%, 03/01/23.............................      3,904      3,892,785
Xerox Corp.
#     3.800%, 05/15/24.............................      2,276      2,252,015
Zimmer Biomet Holdings, Inc.
      3.550%, 04/01/25.............................      3,000      3,051,842
Zoetis, Inc.
      3.000%, 09/12/27.............................      1,500      1,468,391
                                                               --------------
TOTAL BONDS........................................             1,695,438,982
                                                               --------------

U.S. TREASURY OBLIGATIONS -- (1.7%)
U.S. Treasury Bonds
      5.375%, 02/15/31.............................     23,000     30,645,703
                                                               --------------
TOTAL INVESTMENT SECURITIES........................             1,783,850,901
                                                               --------------

                                                      SHARES
                                                      ------
SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@  DFA Short Term Investment Fund...............  4,794,509     55,477,266
                                                               --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,827,161,833)............................             $1,839,328,167
                                                               ==============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------
                               LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                               ------- -------------- ------- --------------
Agency Obligations............   --    $   57,766,216   --    $   57,766,216
Bonds.........................   --     1,695,438,982   --     1,695,438,982
U.S. Treasury Obligations.....   --        30,645,703   --        30,645,703
Securities Lending Collateral.   --        55,477,266   --        55,477,266
                                 --    --------------   --    --------------
TOTAL.........................   --    $1,839,328,167   --    $1,839,328,167
                                 ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                         DFA TARGETED CREDIT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
BONDS -- (98.6%)
AUSTRALIA -- (2.2%)
BHP Billiton Finance USA, Ltd.
    2.875%, 02/24/22.............................         929 $   949,062
Macquarie Group, Ltd.
##  6.000%, 01/14/20.............................       1,150   1,238,194
National Australia Bank, Ltd.
    2.800%, 01/10/22.............................       1,000   1,013,385
    2.500%, 05/22/22.............................       3,500   3,495,952
Origin Energy Finance, Ltd.
##  3.500%, 10/09/18.............................         835     843,216
Westpac Banking Corp.
    2.600%, 11/23/20.............................       1,000   1,011,980
    2.500%, 06/28/22.............................       2,500   2,506,489
                                                              -----------
TOTAL AUSTRALIA..................................              11,058,278
                                                              -----------

BELGIUM -- (0.9%)
Anheuser-Busch InBev Finance, Inc.
    2.650%, 02/01/21.............................       1,700   1,720,762
Anheuser-Busch InBev SA
    0.875%, 03/17/22............................. EUR   2,372   2,855,397
                                                              -----------
TOTAL BELGIUM....................................               4,576,159
                                                              -----------

CANADA -- (5.0%)
Bank of Montreal
    1.900%, 08/27/21.............................       1,000     982,831
Bank of Nova Scotia (The)
    4.375%, 01/13/21.............................       1,300   1,383,926
    2.700%, 03/07/22.............................       2,000   2,014,889
    0.375%, 04/06/22............................. EUR   1,000   1,170,639
Canadian Imperial Bank of Commerce
    2.550%, 06/16/22.............................       2,000   2,000,598
    2.300%, 07/11/22............................. CAD   3,000   2,325,285
Canadian National Railway Co.
    2.850%, 12/15/21.............................         565     575,005
Canadian Natural Resources, Ltd.
    3.450%, 11/15/21.............................       2,800   2,892,636
Cenovus Energy, Inc.
    5.700%, 10/15/19.............................         800     846,320
    3.000%, 08/15/22.............................         800     791,631
Goldcorp, Inc.
    3.625%, 06/09/21.............................       1,700   1,761,141
Husky Energy, Inc.
    7.250%, 12/15/19.............................         925   1,017,323
Kinross Gold Corp.
    5.125%, 09/01/21.............................       1,250   1,328,125
Province of Ontario Canada
    2.250%, 05/18/22.............................       1,000     997,776

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
CANADA -- (Continued)
Rogers Communications, Inc.
    4.000%, 06/06/22............................. CAD   2,500 $ 2,062,243
Teck Resources, Ltd.
    4.750%, 01/15/22.............................         500     527,500
Toronto-Dominion Bank (The)
    2.125%, 04/07/21.............................       1,000     995,293
    1.800%, 07/13/21.............................       1,000     982,471
Videotron, Ltd.
    5.000%, 07/15/22.............................       1,150   1,242,000
                                                              -----------
TOTAL CANADA.....................................              25,897,632
                                                              -----------

DENMARK -- (0.6%)
AP Moeller - Maersk A.S.
##  2.875%, 09/28/20.............................       1,000   1,009,404
Danske Bank A.S.
##  2.750%, 09/17/20.............................       1,500   1,516,590
##  2.800%, 03/10/21.............................         700     709,683
                                                              -----------
TOTAL DENMARK....................................               3,235,677
                                                              -----------

FINLAND -- (0.2%)
Nokia Oyj
    3.375%, 06/12/22.............................       1,163   1,158,639
                                                              -----------

FRANCE -- (3.8%)
Airgas, Inc.
    3.050%, 08/01/20.............................         700     716,685
BNP Paribas SA
    5.000%, 01/15/21.............................       1,031   1,116,776
    0.500%, 06/01/22............................. EUR   2,800   3,312,538
BPCE SA
    2.650%, 02/03/21.............................       1,700   1,716,150
    2.750%, 12/02/21.............................       1,000   1,011,746
Danone SA
##  2.077%, 11/02/21.............................       2,770   2,722,440
Electricite de France SA
##  2.350%, 10/13/20.............................       1,470   1,475,318
Orange SA
    5.375%, 07/08/19.............................         200     211,125
    4.125%, 09/14/21.............................         900     962,205
Pernod Ricard SA
##  5.750%, 04/07/21.............................       2,000   2,216,552
Societe Generale SA
##  2.625%, 09/16/20.............................       1,000   1,009,290
##  2.500%, 04/08/21.............................       1,000   1,001,347
    4.250%, 07/13/22............................. EUR   1,500   2,075,723
                                                              -----------
TOTAL FRANCE.....................................              19,547,895
                                                              -----------

GERMANY -- (3.9%)
BMW US Capital LLC
##  2.000%, 04/11/21.............................       2,335   2,316,858
Daimler Canada Finance, Inc.
    2.230%, 12/16/21............................. CAD   2,000   1,537,152

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
GERMANY -- (Continued)
Daimler Finance North America LLC
##  2.850%, 01/06/22.............................       2,500 $ 2,531,173
Deutsche Bank AG
    2.950%, 08/20/20.............................       1,000   1,009,578
    3.125%, 01/13/21.............................         500     504,672
    1.500%, 01/20/22............................. EUR   1,500   1,814,191
Deutsche Telekom International Finance BV
##  1.950%, 09/19/21.............................       1,500   1,464,576
EMD Finance LLC
##  2.950%, 03/19/22.............................       2,288   2,322,544
Siemens Financieringsmaatschappij NV
##  1.700%, 09/15/21.............................       1,000     980,722
T-Mobile USA, Inc.
#   4.000%, 04/15/22.............................       1,100   1,137,813
Volkswagen Leasing GmbH
    2.125%, 04/04/22............................. EUR     900   1,127,730
    2.375%, 09/06/22............................. EUR   1,800   2,284,500
ZF North America Capital, Inc.
##  4.500%, 04/29/22.............................       1,100   1,149,500
                                                              -----------
TOTAL GERMANY....................................              20,181,009
                                                              -----------

IRELAND -- (0.8%)
Allergan Funding SCS
    3.450%, 03/15/22.............................       3,000   3,082,975
Perrigo Finance Unlimited Co.
    3.500%, 03/15/21.............................       1,180   1,206,008
                                                              -----------
TOTAL IRELAND....................................               4,288,983
                                                              -----------

ITALY -- (1.3%)
Intesa Sanpaolo SpA
    3.875%, 01/15/19.............................       1,075   1,095,946
    0.875%, 06/27/22............................. EUR   1,000   1,182,089
##  3.125%, 07/14/22.............................       1,000   1,002,472
Italy Buoni Poliennali Del Tesoro
    1.200%, 04/01/22............................. EUR   2,820   3,385,354
                                                              -----------
TOTAL ITALY......................................               6,665,861
                                                              -----------

JAPAN -- (5.0%)
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
##  2.300%, 03/05/20.............................         861     862,448
    0.875%, 03/11/22............................. EUR   2,068   2,462,124
Beam Suntory, Inc.
    1.750%, 06/15/18.............................         200     199,549
Daiwa Securities Group, Inc.
##  3.129%, 04/19/22.............................       1,500   1,514,988
Honda Canada Finance, Inc.
    2.268%, 07/15/22............................. CAD   3,500   2,699,376

                                                         FACE
                                                        AMOUNT^   VALUE+
                                                        -------   ------
                                                         (000)
JAPAN -- (Continued)
Japan Bank for International Cooperation
      2.000%, 11/04/21.............................       2,000 $ 1,973,446
Mizuho Bank, Ltd.
##    2.700%, 10/20/20.............................         500     504,577
Mizuho Financial Group, Inc.
##    2.632%, 04/12/21.............................         800     800,509
      2.953%, 02/28/22.............................       2,000   2,019,866
Nissan Motor Acceptance Corp.
##    2.550%, 03/08/21.............................       1,100   1,105,486
##    2.650%, 07/13/22.............................       1,000     998,998
# ##  2.600%, 09/28/22.............................       1,000     996,428
SoftBank Group Corp.
##    4.500%, 04/15/20.............................       1,310   1,352,968
Sumitomo Mitsui Banking Corp.
      1.000%, 01/19/22............................. EUR   1,000   1,197,394
Sumitomo Mitsui Financial Group, Inc.
      2.058%, 07/14/21.............................       1,000     984,049
Toyota Motor Credit Corp.
      2.600%, 01/11/22.............................       5,776   5,856,779
                                                                -----------
TOTAL JAPAN........................................              25,528,985
                                                                -----------

LUXEMBOURG -- (0.3%)
ArcelorMittal
      5.125%, 06/01/20.............................       1,243   1,320,687
                                                                -----------

NETHERLANDS -- (2.5%)
BMW Finance NV
      1.250%, 09/05/22............................. EUR     600     735,735
Heineken NV
##    3.400%, 04/01/22.............................       1,011   1,051,649
ING Bank NV
##    2.750%, 03/22/21.............................       1,500   1,516,013
      4.500%, 02/21/22............................. EUR   1,000   1,380,986
ING Groep NV
      0.750%, 03/09/22............................. EUR   1,000   1,184,413
Koninklijke Philips NV
      3.750%, 03/15/22.............................       1,000   1,051,652
LyondellBasell Industries NV
      6.000%, 11/15/21.............................       1,677   1,883,539
Mylan NV
      3.750%, 12/15/20.............................         885     917,090
Shell International Finance BV
      1.875%, 05/10/21.............................       1,000     992,205
Siemens Financieringsmaatschappij NV
      2.900%, 05/27/22.............................       1,500   1,527,357
Unilever NV
      0.500%, 02/03/22............................. EUR     625     741,438
                                                                -----------
TOTAL NETHERLANDS..................................              12,982,077
                                                                -----------

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
SPAIN -- (0.9%)
Iberdrola Finance Ireland, Ltd.
##  5.000%, 09/11/19.............................         974 $1,023,526
Santander Holdings USA, Inc.
    2.650%, 04/17/20.............................         800    804,932
Santander UK Group Holdings P.L.C.
    2.875%, 08/05/21.............................       1,000  1,004,924
Santander UK P.L.C.
    2.375%, 03/16/20.............................         130    131,045
Telefonica Emisiones SAU
    5.134%, 04/27/20.............................         200    213,757
    5.462%, 02/16/21.............................       1,185  1,295,382
                                                              ----------
TOTAL SPAIN......................................              4,473,566
                                                              ----------

SWEDEN -- (0.3%)
Telefonaktiebolaget LM Ericsson
    4.125%, 05/15/22.............................       1,300  1,308,598
                                                              ----------

SWITZERLAND -- (1.0%)
ABB Finance USA, Inc.
    2.875%, 05/08/22.............................         500    509,501
Chubb INA Holdings, Inc.
    2.300%, 11/03/20.............................       1,300  1,308,957
Credit Suisse AG
    3.000%, 10/29/21.............................       1,457  1,488,588
Credit Suisse Group Funding Guernsey, Ltd.
    1.250%, 04/14/22............................. EUR   1,600  1,926,594
                                                              ----------
TOTAL SWITZERLAND................................              5,233,640
                                                              ----------

UNITED KINGDOM -- (7.3%)
Anglo American Capital P.L.C.
##  4.125%, 04/15/21.............................         200    208,830
    3.500%, 03/28/22............................. EUR     900  1,174,116
##  3.750%, 04/10/22.............................       1,000  1,030,696
Aon P.L.C.
    2.800%, 03/15/21.............................       1,500  1,513,323
AstraZeneca P.L.C.
    2.375%, 11/16/20.............................       2,750  2,761,248
    2.375%, 06/12/22.............................       1,500  1,488,512
BAE Systems Holdings, Inc.
##  2.850%, 12/15/20.............................       1,650  1,667,553
Barclays P.L.C.
    2.750%, 11/08/19.............................       1,000  1,009,530
    1.500%, 04/01/22............................. EUR   1,100  1,334,475
BAT International Finance P.L.C.
##  3.250%, 06/07/22.............................       1,000  1,019,771
Baxalta, Inc.
    2.875%, 06/23/20.............................       1,000  1,014,310
BP Capital Markets P.L.C.
    3.561%, 11/01/21.............................       2,000  2,095,960
    1.373%, 03/03/22............................. EUR   2,146  2,637,659

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED KINGDOM -- (Continued)
British Telecommunications P.L.C.
    0.500%, 06/23/22............................. EUR   1,500 $ 1,757,195
CNH Industrial Capital LLC
    3.875%, 10/15/21.............................       1,000   1,032,500
    4.375%, 04/05/22.............................         250     265,312
Coca-Cola European Partners P.L.C.
    0.750%, 02/24/22............................. EUR     950   1,130,408
Coca-Cola European Partners US LLC
    3.500%, 09/15/20.............................       1,665   1,725,649
    4.500%, 09/01/21.............................         270     288,266
GlaxoSmithKline Capital P.L.C.
    2.850%, 05/08/22.............................       1,000   1,022,333
HSBC Holdings P.L.C.
    3.400%, 03/08/21.............................       1,500   1,547,789
    4.000%, 03/30/22.............................         700     739,752
Lloyds Bank P.L.C.
    2.700%, 08/17/20.............................         800     811,317
Lloyds Banking Group P.L.C.
    3.100%, 07/06/21.............................       1,000   1,017,987
    3.000%, 01/11/22.............................         600     607,384
Nationwide Building Society
##  2.450%, 07/27/21.............................       2,000   1,997,928
    1.125%, 06/03/22............................. EUR   1,600   1,930,940
Sky P.L.C.
##  2.625%, 09/16/19.............................         750     754,643
Unilever Capital Corp.
    4.250%, 02/10/21.............................       1,613   1,715,503
                                                              -----------
TOTAL UNITED KINGDOM.............................              37,300,889
                                                              -----------

UNITED STATES -- (62.6%)
21st Century Fox America, Inc.
    4.500%, 02/15/21.............................   $   1,000   1,065,732
Abbott Laboratories
    4.125%, 05/27/20.............................       1,000   1,046,497
Activision Blizzard, Inc.
    2.600%, 06/15/22.............................         600     598,715
Advance Auto Parts, Inc.
    5.750%, 05/01/20.............................         985   1,062,051
AES Corp.
    7.375%, 07/01/21.............................       1,087   1,236,462
Aetna, Inc.
    4.125%, 06/01/21.............................         916     963,172
Agilent Technologies, Inc.
    5.000%, 07/15/20.............................       1,000   1,070,365
Ally Financial, Inc.
    7.500%, 09/15/20.............................         500     563,125
    4.125%, 02/13/22.............................         550     572,000
Altria Group, Inc.
    2.850%, 08/09/22.............................       2,000   2,026,448

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Amazon.com, Inc.
    3.300%, 12/05/21.............................       1,000 $1,040,929
Ameren Corp.
    2.700%, 11/15/20.............................       1,525  1,540,421
American Express Co.
    2.500%, 08/01/22.............................       1,500  1,489,086
American Express Credit Corp.
    2.250%, 05/05/21.............................       1,000  1,000,692
    0.625%, 11/22/21............................. EUR     700    830,178
American International Group, Inc.
    3.300%, 03/01/21.............................         500    514,680
AmerisourceBergen Corp.
    3.500%, 11/15/21.............................       1,257  1,299,206
Amgen, Inc.
    4.100%, 06/15/21.............................       2,000  2,105,756
Andeavor Logistics L.P. / Tesoro Logistics
 Finance Corp.
    5.500%, 10/15/19.............................         500    526,250
Anixter, Inc.
    5.125%, 10/01/21.............................       1,175  1,251,375
Anthem, Inc.
    3.125%, 05/15/22.............................       2,000  2,037,051
Anthem, Inc.
    4.350%, 08/15/20.............................         700    738,910
Apache Corp.
    3.250%, 04/15/22.............................       2,359  2,395,435
Apple, Inc.
    2.300%, 05/11/22.............................         500    500,112
Arconic, Inc.
    5.870%, 02/23/22.............................       1,200  1,311,000
AT&T, Inc.
    4.600%, 02/15/21.............................         600    641,225
    2.800%, 02/17/21.............................         500    507,115
    5.000%, 03/01/21.............................       1,200  1,300,776
    3.875%, 08/15/21.............................         300    315,847
Autodesk, Inc.
    3.125%, 06/15/20.............................         750    765,506
AutoZone, Inc.
    2.500%, 04/15/21.............................       1,695  1,692,138
Baker Hughes a GE Co. LLC
    3.200%, 08/15/21.............................         309    318,253
Ball Corp.
    4.375%, 12/15/20.............................         500    525,000
    5.000%, 03/15/22.............................         750    810,000
Bank of America Corp.
    2.625%, 10/19/20.............................         900    907,961
    5.700%, 01/24/22.............................       1,000  1,121,954
Bank of New York Mellon Corp. (The)
    2.450%, 11/27/20.............................         301    303,956
    2.600%, 02/07/22.............................       1,000  1,006,673
Baxter International, Inc.
    1.700%, 08/15/21.............................       1,500  1,462,626

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Becton Dickinson and Co.
    3.125%, 11/08/21.............................       2,700 $2,756,834
Bemis Co., Inc.
    4.500%, 10/15/21.............................         500    531,516
Best Buy Co., Inc.
#   5.500%, 03/15/21.............................       2,000  2,175,308
Buckeye Partners L.P.
    6.050%, 01/15/18.............................         300    302,406
Burlington Northern Santa Fe LLC
    3.450%, 09/15/21.............................       1,000  1,041,970
CA, Inc.
    5.375%, 12/01/19.............................         700    742,271
CalAtlantic Group, Inc.
    6.625%, 05/01/20.............................         600    660,000
    8.375%, 01/15/21.............................         500    581,875
Capital One Financial Corp.
    4.750%, 07/15/21.............................       1,900  2,047,700
Carpenter Technology Corp.
    5.200%, 07/15/21.............................       1,420  1,478,468
Caterpillar Financial Services Corp.
    1.700%, 08/09/21.............................       1,000    980,200
Caterpillar, Inc.
    3.900%, 05/27/21.............................       1,000  1,058,513
CBS Corp.
    3.375%, 03/01/22.............................       1,000  1,028,529
CF Industries, Inc.
    6.875%, 05/01/18.............................         750    767,813
Charles Schwab Corp. (The)
    4.450%, 07/22/20.............................         200    212,485
Chevron Corp.
    2.100%, 05/16/21.............................         657    656,619
    2.498%, 03/03/22.............................       1,000  1,010,761
Choice Hotels International, Inc.
    5.750%, 07/01/22.............................       1,100  1,218,250
Cigna Corp.
    4.000%, 02/15/22.............................         400    421,823
CIT Group, Inc.
    5.375%, 05/15/20.............................          46     49,335
Citigroup, Inc.
    2.700%, 03/30/21.............................       1,100  1,109,483
    3.390%, 11/18/21............................. CAD   2,000  1,603,070
Citizens Bank NA
    2.550%, 05/13/21.............................       1,600  1,606,365
    2.650%, 05/26/22.............................       1,000    999,193
CMS Energy Corp.
    5.050%, 03/15/22.............................         500    548,710
CNA Financial Corp.
    5.875%, 08/15/20.............................       1,595  1,730,928
    5.750%, 08/15/21.............................         720    796,816
CNO Financial Group, Inc.
    4.500%, 05/30/20.............................       1,000  1,030,000
Comcast Corp.
    3.125%, 07/15/22.............................       1,000  1,035,771

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Comerica Bank
    2.500%, 06/02/20.............................     1,000 $1,006,122
ConocoPhillips Co.
#   4.200%, 03/15/21.............................     1,800  1,911,498
Consolidated Edison, Inc.
    2.000%, 05/15/21.............................     1,860  1,846,667
Constellation Brands, Inc.
    2.700%, 05/09/22.............................     2,475  2,481,256
Corning, Inc.
    4.250%, 08/15/20.............................     1,000  1,052,944
CSX Corp.
#   3.700%, 10/30/20.............................     1,330  1,384,426
CVS Health Corp.
    2.800%, 07/20/20.............................       500    505,838
    4.125%, 05/15/21.............................       800    839,464
    2.125%, 06/01/21.............................       500    492,565
DCP Midstream Operating L.P.
    4.950%, 04/01/22.............................     1,100  1,141,250
Discovery Communications LLC
    5.625%, 08/15/19.............................       398    422,004
    4.375%, 06/15/21.............................     2,176  2,301,861
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20.............................       250    253,486
Dominion Energy, Inc.
    4.450%, 03/15/21.............................       850    907,773
Dow Chemical Co. (The)
    4.250%, 11/15/20.............................     1,900  1,993,121
Dr. Pepper Snapple Group, Inc.
    2.000%, 01/15/20.............................     1,000    995,103
DTE Energy Co.
    2.400%, 12/01/19.............................       700    702,670
Duke Energy Corp.
    2.400%, 08/15/22.............................     1,775  1,761,710
E*TRADE Financial Corp.
    2.950%, 08/24/22.............................     3,000  3,000,757
Eastman Chemical Co.
    4.500%, 01/15/21.............................        34     35,862
eBay, Inc.
    2.875%, 08/01/21.............................     1,500  1,522,460
Ecolab, Inc.
    4.350%, 12/08/21.............................     1,500  1,614,793
Edgewell Personal Care Co.
    4.700%, 05/19/21.............................       900    949,500
    4.700%, 05/24/22.............................       200    212,500
Electronic Arts, Inc.
    3.700%, 03/01/21.............................     1,962  2,038,044
EMC Corp.
    2.650%, 06/01/20.............................     1,000    987,833
Enterprise Products Operating LLC
    5.250%, 01/31/20.............................       400    426,390
    2.850%, 04/15/21.............................     1,500  1,525,286

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Eversource Energy
    4.500%, 11/15/19.............................         536 $  560,108
    2.500%, 03/15/21.............................         900    902,529
Exelon Corp.
    5.150%, 12/01/20.............................         600    644,987
Exelon Generation Co. LLC
    2.950%, 01/15/20.............................         150    152,298
    4.000%, 10/01/20.............................       1,000  1,044,908
    4.250%, 06/15/22.............................         500    531,393
Express Scripts Holding Co.
    3.300%, 02/25/21.............................       2,000  2,051,203
    3.900%, 02/15/22.............................         500    523,300
Exxon Mobil Corp.
    2.222%, 03/01/21.............................       1,968  1,980,481
Fidelity National Information Services, Inc.
    2.250%, 08/15/21.............................       2,000  1,984,784
Fifth Third Bancorp
    2.875%, 07/27/20.............................       1,000  1,018,057
Ford Credit Canada Co.
    2.766%, 06/22/22............................. CAD   1,000    772,281
Ford Motor Credit Co. LLC
    3.157%, 08/04/20.............................         375    382,736
    3.200%, 01/15/21.............................         800    817,996
    3.336%, 03/18/21.............................       1,500  1,539,831
Fortune Brands Home & Security, Inc.
    3.000%, 06/15/20.............................         500    508,864
Gap, Inc. (The)
    5.950%, 04/12/21.............................       1,296  1,399,859
GATX Corp.
    2.500%, 07/30/19.............................         500    502,049
General Electric Co.
    2.700%, 10/09/22.............................       1,500  1,520,265
General Mills, Inc.
    3.150%, 12/15/21.............................         985  1,011,423
General Motors Financial Co., Inc.
    3.200%, 07/06/21.............................       2,800  2,856,617
    3.450%, 01/14/22.............................         800    819,825
Gilead Sciences, Inc.
    4.400%, 12/01/21.............................       2,005  2,162,571
Goldman Sachs Group, Inc. (The)
    5.375%, 03/15/20.............................         500    535,190
    2.625%, 04/25/21.............................       1,000  1,004,319
    5.250%, 07/27/21.............................         750    821,097
    5.750%, 01/24/22.............................         957  1,071,189
Graphic Packaging International, Inc.
    4.750%, 04/15/21.............................       1,100  1,161,380
Great Plains Energy, Inc.
    4.850%, 06/01/21.............................         915    972,091
Harley-Davidson Financial Services, Inc.
##  2.150%, 02/26/20.............................         168    167,062
##  2.550%, 06/09/22.............................       3,000  2,973,077

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Harris Corp.
    2.700%, 04/27/20.............................       1,570 $1,586,093
Hartford Financial Services Group, Inc. (The)
    5.125%, 04/15/22.............................         400    442,047
Hasbro, Inc.
    3.150%, 05/15/21.............................       1,384  1,407,487
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20.............................         986  1,019,609
Home Depot, Inc. (The)
    2.000%, 04/01/21.............................       1,444  1,440,895
HP, Inc.
    4.300%, 06/01/21.............................       1,370  1,450,536
    4.375%, 09/15/21.............................         800    849,058
    4.650%, 12/09/21.............................         400    431,257
Huntington Bancshares, Inc.
    3.150%, 03/14/21.............................       1,500  1,534,785
    2.300%, 01/14/22.............................         400    394,919
Huntington National Bank (The)
    2.400%, 04/01/20.............................         500    502,352
Indiana Michigan Power Co.
    7.000%, 03/15/19.............................         400    426,702
Integrys Holding, Inc.
    4.170%, 11/01/20.............................       1,180  1,242,900
JB Hunt Transport Services, Inc.
    2.400%, 03/15/19.............................         225    226,098
JM Smucker Co. (The)
    2.500%, 03/15/20.............................         950    957,281
John Deere Capital Corp.
    2.550%, 01/08/21.............................       1,496  1,515,357
JPMorgan Chase & Co.
    2.550%, 10/29/20.............................       1,400  1,412,569
    4.625%, 05/10/21.............................         500    537,627
    2.750%, 08/24/22............................. EUR   1,868  2,425,415
Kellogg Co.
    4.000%, 12/15/20.............................       1,300  1,367,660
KeyCorp
    2.900%, 09/15/20.............................         700    713,194
Kohl's Corp.
#   4.000%, 11/01/21.............................       2,500  2,591,833
Kraft Heinz Foods Co.
    3.500%, 06/06/22.............................       2,900  2,995,726
Kroger Co. (The)
    3.300%, 01/15/21.............................       1,167  1,196,353
    3.400%, 04/15/22.............................         975  1,002,043
L Brands, Inc.
    5.625%, 02/15/22.............................       1,450  1,550,775
L3 Technologies, Inc.
    4.750%, 07/15/20.............................       1,000  1,063,318
    4.950%, 02/15/21.............................         164    175,712
Laboratory Corp. of America Holdings
    3.200%, 02/01/22.............................         900    921,957

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Legg Mason, Inc.
    2.700%, 07/15/19.............................         823 $  832,050
Leidos Holdings, Inc.
    4.450%, 12/01/20.............................       1,000  1,052,500
Lennar Corp.
    4.125%, 01/15/22.............................       1,400  1,443,750
Liberty Mutual Group, Inc.
##  5.000%, 06/01/21.............................       2,400  2,585,358
##  4.950%, 05/01/22.............................         497    542,732
Lincoln National Corp.
    6.250%, 02/15/20.............................         300    326,267
    4.850%, 06/24/21.............................         880    948,302
Lockheed Martin Corp.
    2.500%, 11/23/20.............................         500    506,247
Lowe's Cos., Inc.
    3.750%, 04/15/21.............................       2,000  2,099,046
Macy's Retail Holdings, Inc.
#   3.450%, 01/15/21.............................       1,500  1,504,172
Manufacturers & Traders Trust Co.
    2.500%, 05/18/22.............................       2,300  2,302,462
Marathon Petroleum Corp.
    3.400%, 12/15/20.............................       2,100  2,163,129
Marriott International, Inc.
    2.875%, 03/01/21.............................         800    808,273
Marsh & McLennan Cos., Inc.
    2.750%, 01/30/22.............................       2,260  2,280,319
Mattel, Inc.
    2.350%, 05/06/19.............................         800    785,888
    2.350%, 08/15/21.............................       1,900  1,752,750
Maxim Integrated Products, Inc.
    2.500%, 11/15/18.............................         200    201,083
McDonald's Corp.
    2.750%, 12/09/20.............................       2,070  2,110,799
Mead Johnson Nutrition Co.
    3.000%, 11/15/20.............................       1,830  1,870,491
Meritage Homes Corp.
    7.150%, 04/15/20.............................       1,050  1,152,375
MetLife, Inc.
    4.750%, 02/08/21.............................       1,441  1,553,359
MGM Resorts International
    7.750%, 03/15/22.............................       1,500  1,742,325
Molson Coors Brewing Co.
    2.100%, 07/15/21.............................       2,000  1,977,829
Mondelez International Holdings Netherlands BV
##  2.000%, 10/28/21.............................       3,000  2,943,495
Morgan Stanley
    2.500%, 04/21/21.............................       1,000  1,001,746
    5.500%, 07/28/21.............................         200    220,940
    3.125%, 08/05/21............................. CAD   1,600  1,270,574
    2.625%, 11/17/21.............................       1,500  1,501,929
Mosaic Co. (The)
    3.750%, 11/15/21.............................       2,000  2,059,462
NetApp, Inc.
    3.375%, 06/15/21.............................       2,000  2,050,605

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Newfield Exploration Co.
    5.750%, 01/30/22.............................       1,200 $1,290,000
Newmont Mining Corp.
    3.500%, 03/15/22.............................       1,000  1,032,684
NextEra Energy Capital Holdings, Inc.
    4.500%, 06/01/21.............................       1,000  1,068,362
Noble Energy, Inc.
    4.150%, 12/15/21.............................       1,676  1,767,781
Nordstrom, Inc.
    4.750%, 05/01/20.............................       1,000  1,047,757
    4.000%, 10/15/21.............................       1,000  1,030,278
NuStar Logistics L.P.
    6.750%, 02/01/21.............................       1,083  1,175,055
NVIDIA Corp.
    2.200%, 09/16/21.............................         993    990,862
Occidental Petroleum Corp.
    4.100%, 02/01/21.............................         960  1,013,542
    3.125%, 02/15/22.............................         476    490,754
Omnicom Group, Inc.
    3.625%, 05/01/22.............................       1,400  1,459,740
ONEOK, Inc.
    4.250%, 02/01/22.............................       1,066  1,108,853
Oracle Corp.
    2.500%, 05/15/22.............................       2,250  2,267,874
Pacific Gas & Electric Co.
    3.500%, 10/01/20.............................         500    516,279
    4.250%, 05/15/21.............................         797    842,893
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
##  3.375%, 02/01/22.............................       2,104  2,157,017
Philip Morris International, Inc.
    2.375%, 08/17/22.............................       2,291  2,272,652
    2.500%, 08/22/22.............................       1,000    999,139
Phillips 66
    4.300%, 04/01/22.............................       1,500  1,606,519
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    6.500%, 05/01/18.............................         200    204,263
PNC Bank NA
    2.550%, 12/09/21.............................       1,000  1,006,228
PNC Financial Services Group, Inc. (The)
    4.375%, 08/11/20.............................         715    757,175
Priceline Group, Inc. (The)
    0.800%, 03/10/22............................. EUR   2,900  3,439,274
Procter & Gamble Co. (The)
    2.150%, 08/11/22.............................       1,500  1,493,292
Progress Energy, Inc.
    4.400%, 01/15/21.............................       1,100  1,160,068
Prudential Financial, Inc.
    4.500%, 11/15/20.............................       2,000  2,133,628
PulteGroup, Inc.
    4.250%, 03/01/21.............................       1,000  1,041,250

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
QUALCOMM, Inc.
    3.000%, 05/20/22.............................     1,145 $1,166,897
Quest Diagnostics, Inc.
    2.700%, 04/01/19.............................       200    201,645
Radian Group, Inc.
    7.000%, 03/15/21.............................       776    880,760
Regions Financial Corp.
    3.200%, 02/08/21.............................     1,700  1,738,226
Republic Services, Inc.
    3.550%, 06/01/22.............................     1,000  1,039,827
Reynolds American, Inc.
    6.875%, 05/01/20.............................       500    555,418
Rockies Express Pipeline LLC
##  5.625%, 04/15/20.............................     1,100  1,166,000
Rockwell Collins, Inc.
    2.800%, 03/15/22.............................     2,000  2,019,038
Roper Technologies, Inc.
    3.000%, 12/15/20.............................     1,200  1,223,788
    2.800%, 12/15/21.............................     1,000  1,009,514
Ryder System, Inc.
    2.500%, 05/11/20.............................     1,250  1,258,588
    3.450%, 11/15/21.............................       900    930,657
SCANA Corp.
    6.250%, 04/01/20.............................       550    589,702
    4.750%, 05/15/21.............................     1,000  1,040,203
Scripps Networks Interactive, Inc.
    2.750%, 11/15/19.............................       575    580,323
    2.800%, 06/15/20.............................       550    554,469
Sealed Air Corp.
##  6.500%, 12/01/20.............................       412    454,745
Southern Co. (The)
    2.750%, 06/15/20.............................       250    253,648
Southern Power Co.
    2.500%, 12/15/21.............................       898    893,817
Starbucks Corp.
    2.100%, 02/04/21.............................       796    798,046
State Street Corp.
    1.950%, 05/19/21.............................       500    496,183
Stryker Corp.
    2.625%, 03/15/21.............................     2,086  2,105,414
SunTrust Bank
    2.450%, 08/01/22.............................     1,500  1,493,226
SunTrust Banks, Inc.
    2.900%, 03/03/21.............................       900    914,656
Symantec Corp.
    4.200%, 09/15/20.............................     1,000  1,035,000
Sysco Corp.
    2.600%, 10/01/20.............................     1,000  1,012,130
Target Corp.
    2.900%, 01/15/22.............................     1,750  1,790,576
Thermo Fisher Scientific, Inc.
    4.500%, 03/01/21.............................     1,600  1,708,562
Time Warner Cable, Inc.
    5.000%, 02/01/20.............................     1,100  1,157,506

DFA TARGETED CREDIT PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Time Warner, Inc.
    2.100%, 06/01/19.............................       105 $  105,075
Toll Brothers Finance Corp.
    5.875%, 02/15/22.............................     1,100  1,219,625
Total System Services, Inc.
    3.800%, 04/01/21.............................       234    242,167
Travelers Cos., Inc. (The)
    3.900%, 11/01/20.............................     1,000  1,049,118
TRI Pointe Group, Inc.
    4.875%, 07/01/21.............................     1,100  1,152,250
Tupperware Brands Corp.
    4.750%, 06/01/21.............................     1,700  1,801,844
Tyson Foods, Inc.
    4.500%, 06/15/22.............................     1,000  1,078,395
U.S. Bancorp
    2.350%, 01/29/21.............................     1,500  1,506,318
United Continental Holdings, Inc.
    6.000%, 12/01/20.............................     1,000  1,085,000
United Parcel Service, Inc.
    3.125%, 01/15/21.............................     1,285  1,328,027
UnitedHealth Group, Inc.
    2.125%, 03/15/21.............................     1,200  1,199,805
    2.875%, 12/15/21.............................       500    511,332
Unum Group
    3.000%, 05/15/21.............................     1,000  1,011,332
US Bancorp
    2.625%, 01/24/22.............................     1,000  1,012,279
Verizon Communications, Inc.
    3.450%, 03/15/21.............................     2,000  2,077,558
    3.500%, 11/01/21.............................       500    519,378
VF Corp.
    3.500%, 09/01/21.............................     1,040  1,080,505
Viacom, Inc.
    2.750%, 12/15/19.............................       598    601,258
Walgreen Co.
    3.100%, 09/15/22.............................       500    506,743
Walgreens Boots Alliance, Inc.
    3.300%, 11/18/21.............................     1,000  1,026,634
Waste Management, Inc.
    4.600%, 03/01/21.............................     1,288  1,378,958

                                                         FACE
                                                        AMOUNT^    VALUE+
                                                        -------    ------
                                                         (000)
UNITED STATES -- (Continued)
Wells Fargo & Co.
      2.500%, 03/04/21.............................       2,000 $  2,007,930
      2.094%, 04/25/22............................. CAD   3,000    2,285,079
Western Gas Partners L.P.
      2.600%, 08/15/18.............................         700      702,904
      4.000%, 07/01/22.............................         800      825,600
Western Union Co. (The)
      5.253%, 04/01/20.............................       1,000    1,069,464
Whirlpool Corp.
      4.850%, 06/15/21.............................         436      469,550
Williams Cos., Inc. (The)
      7.875%, 09/01/21.............................       1,000    1,175,000
Williams Partners L.P.
      4.000%, 11/15/21.............................       1,848    1,932,155
Wm Wrigley Jr Co.
##    2.900%, 10/21/19.............................         250      253,754
WR Berkley Corp.
      4.625%, 03/15/22.............................         975    1,046,389
WR Grace & Co.
##    5.125%, 10/01/21.............................       1,000    1,075,000
Wyndham Worldwide Corp.
      4.250%, 03/01/22.............................       2,400    2,456,161
Xcel Energy, Inc.
      2.400%, 03/15/21.............................       2,000    2,006,757
Xilinx, Inc.
      3.000%, 03/15/21.............................         989    1,006,121
                                                                ------------
TOTAL UNITED STATES................................              321,573,706
                                                                ------------
TOTAL BONDS........................................              506,332,281
                                                                ------------
TOTAL INVESTMENT SECURITIES........................              506,332,281
                                                                ------------

                                                        SHARES
                                                     -  ------       -
SECURITIES LENDING COLLATERAL -- (1.4%)
(S)@  DFA Short Term Investment Fund...............     634,006    7,336,083
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $513,125,315)..............................              $513,668,364
                                                                ============

DFA TARGETED CREDIT PORTFOLIO
CONTINUED


At October 31, 2017, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                                        UNREALIZED
                                                                                         FOREIGN
                                                                                         EXCHANGE
                                                                    SETTLEMENT         APPRECIATION
CURRENCY PURCHASED CURRENCY SOLD         COUNTERPARTY                  DATE           (DEPRECIATION)
------------------ -------------- ---------------------------- ----------             --------------
USD    1,334,548   CAD  1,687,828 Citibank, N.A.                       11/14/17          $ 26,111
USD   13,752,770   CAD 17,187,618 Citibank, N.A.                       11/14/17           428,595
USD    1,115,643   EUR    944,861 Citibank, N.A.                       01/17/18            10,047
USD    1,176,626   EUR    989,537 Citibank, N.A.                       01/17/18            18,755
USD    1,416,745   EUR  1,194,337 Citibank, N.A.                       01/17/18            19,233
USD   40,244,612   EUR 34,083,651 State Street Bank and Trust          01/17/18           362,843
                                                                                         --------
                                                                 TOTAL APPRECIATION      $865,584

USD    2,437,699   EUR  2,092,213 Citibank, N.A.                       01/17/18          $(10,429)
                                                                                         --------
                                                                 TOTAL (DEPRECIATION)    $(10,429)
                                                                                         --------
                                                                 TOTAL APPRECIATION
                                                                 (DEPRECIATION)          $855,155
                                                                                         ========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                    LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                    ------- ------------ ------- ------------
   Bonds
    Australia......................   --    $ 11,058,278   --    $ 11,058,278
    Belgium........................   --       4,576,159   --       4,576,159
    Canada.........................   --      25,897,632   --      25,897,632
    Denmark........................   --       3,235,677   --       3,235,677
    Finland........................   --       1,158,639   --       1,158,639
    France.........................   --      19,547,895   --      19,547,895
    Germany........................   --      20,181,009   --      20,181,009
    Ireland........................   --       4,288,983   --       4,288,983
    Italy..........................   --       6,665,861   --       6,665,861
    Japan..........................   --      25,528,985   --      25,528,985
    Luxembourg.....................   --       1,320,687   --       1,320,687
    Netherlands....................   --      12,982,077   --      12,982,077
    Spain..........................   --       4,473,566   --       4,473,566
    Sweden.........................   --       1,308,598   --       1,308,598
    Switzerland....................   --       5,233,640   --       5,233,640
    United Kingdom.................   --      37,300,889   --      37,300,889
    United States..................   --     321,573,706   --     321,573,706
   Securities Lending Collateral...   --       7,336,083   --       7,336,083
   Forward Currency Contracts**....   --         855,155   --         855,155
                                      --    ------------   --    ------------
   TOTAL...........................   --    $514,523,519   --    $514,523,519
                                      ==    ============   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        DFA INVESTMENT GRADE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
BONDS -- (50.9%)
AUSTRALIA -- (1.9%)
ANZ New Zealand International Ltd.
##    3.450%, 07/17/27.............................     6,000 $  6,082,020
Australia & New Zealand Banking Group, Ltd.
      3.700%, 11/16/25.............................     6,110    6,491,557
BHP Billiton Finance USA, Ltd.
      2.875%, 02/24/22.............................     1,090    1,113,539
Commonwealth Bank of Australia
      2.300%, 09/06/19.............................       558      561,152
      5.000%, 03/19/20.............................       793      844,614
#     2.400%, 11/02/20.............................     7,680    7,734,963
##    2.850%, 05/18/26.............................    23,050   22,523,054
Macquarie Bank, Ltd.
# ##  3.900%, 01/15/26.............................    25,000   26,055,572
National Australia Bank, Ltd.
      2.250%, 07/01/19.............................     1,849    1,859,528
      3.375%, 01/14/26.............................     3,000    3,059,626
##    3.500%, 01/10/27.............................    30,350   31,123,672
Westpac Banking Corp.
      4.875%, 11/19/19.............................    10,317   10,917,692
      2.850%, 05/13/26.............................     9,037    8,851,036
      2.700%, 08/19/26.............................     2,000    1,931,725
      3.350%, 03/08/27.............................    27,586   27,990,466
                                                              ------------
TOTAL AUSTRALIA....................................            157,140,216
                                                              ------------

AUSTRIA -- (0.0%)
Oesterreichische Kontrollbank AG
      1.125%, 05/29/18.............................     1,964    1,959,913
                                                              ------------

BELGIUM -- (0.2%)
Anheuser-Busch InBev Finance, Inc.
      2.650%, 02/01/21.............................     5,000    5,061,065
      2.625%, 01/17/23.............................     5,029    5,038,788
      3.650%, 02/01/26.............................     3,000    3,095,139
Anheuser-Busch InBev Worldwide, Inc.
      5.375%, 01/15/20.............................       317      340,050
      4.375%, 02/15/21.............................       390      415,243
      2.500%, 07/15/22.............................     3,335    3,337,080
                                                              ------------
TOTAL BELGIUM......................................             17,287,365
                                                              ------------

CANADA -- (1.6%)
Alberta, Province of Canada
##    1.750%, 08/26/20.............................    10,000    9,901,435
Bank of Montreal
      2.375%, 01/25/19.............................        32       32,195

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                      -------    ------
                                                       (000)
CANADA -- (Continued)
Bank of Nova Scotia (The)
    2.050%, 06/05/19.............................       1,162 $  1,164,782
    4.375%, 01/13/21.............................       3,237    3,445,976
British Columbia, Province of Canada
    6.500%, 01/15/26.............................       8,011   10,008,915
Canadian Pacific Railway Co.
    2.900%, 02/01/25.............................       3,059    3,056,780
    3.700%, 02/01/26.............................       3,885    4,048,683
Enbridge, Inc.
    4.000%, 10/01/23.............................       2,932    3,063,927
    3.500%, 06/10/24.............................       1,295    1,317,546
Goldcorp, Inc.
    3.625%, 06/09/21.............................       4,021    4,165,617
Petro-Canada
    6.050%, 05/15/18.............................         589      602,566
Potash Corp. of Saskatchewan, Inc.
    3.250%, 12/01/17.............................         169      169,187
    3.625%, 03/15/24.............................       3,500    3,598,408
#   3.000%, 04/01/25.............................       3,500    3,434,202
Province of Manitoba Canada
    2.050%, 11/30/20.............................      11,300   11,272,953
Province of Ontario Canada
    1.650%, 09/27/19.............................         529      526,536
    3.150%, 06/02/22............................. CAD  20,160   16,388,028
#   2.450%, 06/29/22.............................       1,101    1,106,682
Quebec, Province of Canada
    2.625%, 02/13/23.............................       4,532    4,578,090
Rogers Communications, Inc.
    3.000%, 03/15/23.............................       1,786    1,789,669
    4.100%, 10/01/23.............................       1,263    1,341,640
Royal Bank of Canada
    2.200%, 07/27/18.............................       1,152    1,156,855
    2.350%, 10/30/20.............................       5,000    5,032,564
Suncor Energy, Inc.
    3.600%, 12/01/24.............................       7,493    7,752,346
Thomson Reuters Corp.
    4.300%, 11/23/23.............................       5,180    5,506,340
    3.850%, 09/29/24.............................         670      696,043
Toronto-Dominion Bank (The)
    2.125%, 07/02/19.............................       3,703    3,719,939
    2.125%, 04/07/21.............................      14,150   14,083,397
    1.994%, 03/23/22............................. CAD   5,000    3,838,268
TransCanada PipeLines, Ltd.
    3.800%, 10/01/20.............................       1,295    1,347,746
    2.500%, 08/01/22.............................       3,310    3,311,447
                                                              ------------
TOTAL CANADA.....................................              131,458,762
                                                              ------------

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
DENMARK -- (0.1%)
Danske Bank A.S.
##    2.750%, 09/17/20.............................     1,058 $ 1,069,702
##    2.800%, 03/10/21.............................     6,530   6,620,329
Kommunekredit
      1.125%, 03/15/18.............................       982     980,672
                                                              -----------
TOTAL DENMARK......................................             8,670,703
                                                              -----------

FINLAND -- (0.0%)
Municipality Finance P.L.C.
      1.125%, 04/17/18.............................     2,456   2,451,383
                                                              -----------

FRANCE -- (0.9%)
Airbus SE
##    3.150%, 04/10/27.............................     7,500   7,597,614
Airgas, Inc.
      3.050%, 08/01/20.............................       772     790,401
BNP Paribas SA
      2.450%, 03/17/19.............................       949     956,695
      3.250%, 03/03/23.............................     1,942   1,994,922
BPCE SA
#     2.250%, 01/27/20.............................     1,166   1,168,676
      4.000%, 04/15/24.............................    10,914  11,587,176
Credit Agricole SA
##    2.750%, 06/10/20.............................     1,125   1,140,893
#     3.875%, 04/15/24.............................     8,591   9,095,816
Electricite de France SA
# ##  3.625%, 10/13/25.............................     3,500   3,603,005
Pernod Ricard SA
##    4.450%, 01/15/22.............................     6,474   6,953,298
# ##  3.250%, 06/08/26.............................    15,000  15,049,266
Total Capital International SA
      2.125%, 01/10/19.............................       853     857,381
      2.100%, 06/19/19.............................     3,252   3,269,760
      3.750%, 04/10/24.............................     9,712  10,302,444
                                                              -----------
TOTAL FRANCE.......................................            74,367,347
                                                              -----------

GERMANY -- (1.0%)
Bayer U.S. Finance LLC
##    2.375%, 10/08/19.............................     5,364   5,392,011
Bayer U.S. Finance LLC
##    3.375%, 10/08/24.............................    12,544  12,799,401
BMW U.S. Capital LLC
##    2.800%, 04/11/26.............................     9,944   9,791,664
# ##  3.300%, 04/06/27.............................     5,000   5,072,149
Daimler Finance North America LLC
##    3.250%, 08/01/24.............................     2,072   2,102,939
      8.500%, 01/18/31.............................     9,000  13,448,113
Deutsche Bank AG
      2.500%, 02/13/19.............................     2,445   2,456,220
      2.500%, 02/13/19.............................     1,058   1,062,934
      2.950%, 08/20/20.............................       138     139,322
      3.125%, 01/13/21.............................     2,000   2,018,686
      3.700%, 05/30/24.............................     9,754   9,897,631

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
GERMANY -- (Continued)
EMD Finance LLC
##  2.950%, 03/19/22.............................     5,180 $ 5,258,208
FMS Wertmanagement AoeR
    1.000%, 11/21/17.............................     2,456   2,455,601
Kreditanstalt fuer Wiederaufbau
    1.875%, 04/01/19.............................       741     742,860
NRW Bank
    1.875%, 07/01/19.............................     2,116   2,117,181
Siemens Financieringsmaatschappij NV
##  6.125%, 08/17/26.............................     3,821   4,708,449
Volkswagen Group of America Finance LLC
##  2.125%, 05/23/19.............................       879     878,457
##  2.400%, 05/22/20.............................       699     701,173
                                                            -----------
TOTAL GERMANY....................................            81,042,999
                                                            -----------

IRELAND -- (0.5%)
Actavis, Inc.
    3.250%, 10/01/22.............................     7,650   7,773,384
Allergan Funding SCS
    3.450%, 03/15/22.............................    13,031  13,391,416
    3.800%, 03/15/25.............................     2,500   2,558,759
Eaton Corp.
    2.750%, 11/02/22.............................     5,769   5,797,558
Johnson Controls International P.L.C.
    3.625%, 07/02/24.............................       994   1,032,793
Medtronic, Inc.
#   3.125%, 03/15/22.............................     3,156   3,252,659
    3.500%, 03/15/25.............................     2,000   2,076,683
Perrigo Finance Unlimited Co.
    3.500%, 03/15/21.............................       843     861,581
    3.500%, 12/15/21.............................     1,594   1,632,310
    3.900%, 12/15/24.............................     3,885   3,972,633
                                                            -----------
TOTAL IRELAND....................................            42,349,776
                                                            -----------

ITALY -- (0.1%)
Intesa Sanpaolo SpA
    3.875%, 01/16/18.............................       213     213,861
    5.250%, 01/12/24.............................     7,664   8,437,189
##  3.875%, 07/14/27.............................     3,300   3,317,678
                                                            -----------
TOTAL ITALY......................................            11,968,728
                                                            -----------

JAPAN -- (1.2%)
American Honda Finance Corp.
    2.300%, 09/09/26.............................    11,240  10,650,989
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
    3.250%, 09/08/24.............................     3,237   3,291,210

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                         FACE
                                                        AMOUNT^    VALUE+
                                                        -------    ------
                                                         (000)
JAPAN -- (Continued)
Beam Suntory, Inc.
      1.750%, 06/15/18.............................       1,964 $  1,959,569
      3.250%, 06/15/23.............................       4,030    4,092,470
Japan Bank for International Cooperation
      1.750%, 07/31/18.............................         491      490,917
Japan Finance Organization for Municipalities
      2.500%, 09/12/18.............................         814      816,183
      2.125%, 03/06/19.............................         528      527,526
Mitsubishi UFJ Financial Group, Inc.
      3.677%, 02/22/27.............................       3,000    3,096,585
Mizuho Financial Group, Inc.
##    2.632%, 04/12/21.............................       7,700    7,704,901
MUFG Americas Holdings Corp.
      3.500%, 06/18/22.............................       5,536    5,722,229
Nissan Motor Acceptance Corp.
##    2.125%, 03/03/20.............................       1,700    1,699,957
Nomura Holdings, Inc.
      6.700%, 03/04/20.............................       1,410    1,546,490
Sumitomo Mitsui Banking Corp.
      3.950%, 07/19/23.............................       5,931    6,253,051
Sumitomo Mitsui Financial Group, Inc.
      2.934%, 03/09/21.............................       2,000    2,034,360
      2.058%, 07/14/21.............................       5,000    4,920,244
      3.784%, 03/09/26.............................       5,000    5,179,874
Toyota Credit Canada, Inc.
      2.020%, 02/28/22............................. CAD   5,000    3,831,874
Toyota Motor Credit Corp.
      2.100%, 01/17/19.............................         902      905,460
      3.300%, 01/12/22.............................       2,635    2,740,125
#     2.625%, 01/10/23.............................       6,474    6,548,359
      3.200%, 01/11/27.............................      27,291   27,843,325
                                                                ------------
TOTAL JAPAN........................................              101,855,698
                                                                ------------

NETHERLANDS -- (2.0%)
Ahold Finance USA LLC
      6.875%, 05/01/29.............................         712      874,934
Bank Nederlandse Gemeenten NV
      2.500%, 01/23/23.............................       6,474    6,521,862
Cooperatieve Rabobank UA
      3.875%, 02/08/22.............................       7,173    7,612,674
      3.375%, 05/21/25.............................      17,022   17,534,589
Heineken NV
##    2.750%, 04/01/23.............................       2,245    2,267,862
ING Bank NV
# ##  2.050%, 08/15/21.............................       5,000    4,929,350
ING Groep NV
      3.950%, 03/29/27.............................      10,000   10,468,167

                                                     FACE
                                                    AMOUNT^    VALUE+
                                                    -------    ------
                                                     (000)
NETHERLANDS -- (Continued)
Koninklijke Philips NV
    3.750%, 03/15/22.............................     1,503 $  1,580,633
LYB International Finance II BV
    3.500%, 03/02/27.............................     3,049    3,046,791
LyondellBasell Industries NV
    5.750%, 04/15/24.............................     5,827    6,674,990
Mylan NV
#   3.950%, 06/15/26.............................    15,000   14,981,303
Mylan, Inc.
    4.200%, 11/29/23.............................     4,532    4,764,796
Nederlandse Waterschapsbank NV
    1.875%, 03/13/19.............................     1,348    1,349,831
Shell International Finance BV
#   2.500%, 09/12/26.............................    11,300   10,910,773
Shell International Finance BV
#   2.250%, 11/10/20.............................     5,100    5,135,802
    3.400%, 08/12/23.............................    10,682   11,238,495
    3.250%, 05/11/25.............................    28,903   29,733,996
#   2.875%, 05/10/26.............................    30,158   29,991,523
                                                            ------------
TOTAL NETHERLANDS................................            169,618,371
                                                            ------------

NORWAY -- (0.2%)
Kommunalbanken A.S.
    1.750%, 05/28/19.............................     2,116    2,115,141
Statoil ASA
    1.150%, 05/15/18.............................     1,382    1,379,153
    2.450%, 01/17/23.............................     8,794    8,807,446
    2.650%, 01/15/24.............................     7,031    6,998,674
                                                            ------------
TOTAL NORWAY.....................................             19,300,414
                                                            ------------

SPAIN -- (0.5%)
Iberdrola Finance Ireland, Ltd.
##  5.000%, 09/11/19.............................       788      828,068
Santander Holdings USA, Inc.
    4.500%, 07/17/25.............................    17,796   18,555,840
Santander UK P.L.C.
    2.500%, 03/14/19.............................     1,375    1,385,136
    2.375%, 03/16/20.............................       334      336,685
    4.000%, 03/13/24.............................     8,891    9,407,685
Telefonica Emisiones SAU
    5.462%, 02/16/21.............................     1,218    1,331,455
    4.570%, 04/27/23.............................     7,532    8,174,128
                                                            ------------
TOTAL SPAIN......................................             40,018,997
                                                            ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (0.2%)
Asian Development Bank
    1.750%, 09/11/18.............................       877      878,342
    1.875%, 04/12/19.............................     2,116    2,121,662

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
European Investment Bank
    1.875%, 03/15/19.............................         529 $   530,497
    3.250%, 01/29/24.............................       3,237   3,407,996
Inter-American Development Bank
    0.875%, 03/15/18.............................         982     980,039
    3.000%, 02/21/24.............................       1,750   1,822,515
    7.000%, 06/15/25.............................       3,885   4,989,665
    6.750%, 07/15/27.............................       1,942   2,558,029
International Finance Corp.
    0.875%, 06/15/18.............................         295     293,911
Nordic Investment Bank
    1.875%, 06/14/19.............................         529     530,391
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              18,113,047
                                                              -----------

SWEDEN -- (0.7%)
Kommuninvest I Sverige AB
    2.000%, 11/12/19.............................         529     530,742
    0.250%, 06/01/22............................. SEK 160,000  18,914,618
Nordea Bank AB
    1.625%, 05/15/18.............................         227     227,046
Svensk Exportkredit AB
    1.875%, 06/17/19.............................       1,164   1,165,362
Svenska Handelsbanken AB
    2.500%, 01/25/19.............................         578     582,500
Sweden Government Bond
    3.500%, 06/01/22............................. SEK 287,000  40,017,433
                                                              -----------
TOTAL SWEDEN.....................................              61,437,701
                                                              -----------

SWITZERLAND -- (1.0%)
ABB Finance USA, Inc.
    2.875%, 05/08/22.............................       3,929   4,003,656
Chubb INA Holdings, Inc.
    2.700%, 03/13/23.............................       3,000   3,012,745
Chubb INA Holdings, Inc.
    2.875%, 11/03/22.............................       2,040   2,073,066
    3.350%, 05/15/24.............................       5,180   5,356,096
Credit Suisse AG
    2.300%, 05/28/19.............................         162     162,852
    3.000%, 10/29/21.............................       3,011   3,076,280
    3.625%, 09/09/24.............................      16,929  17,624,542
Novartis Capital Corp.
    3.400%, 05/06/24.............................       6,151   6,448,976
    3.100%, 05/17/27.............................      11,111  11,301,965
Roche Holdings, Inc.
##  2.375%, 01/28/27.............................      14,000  13,298,173
UBS AG
    2.375%, 08/14/19.............................         148     148,938
UBS Group Funding Switzerland AG
##  4.125%, 09/24/25.............................      15,190  16,019,772
                                                              -----------
TOTAL SWITZERLAND................................              82,527,061
                                                              -----------

                                                     FACE
                                                    AMOUNT^    VALUE+
                                                    -------    ------
                                                     (000)
UNITED KINGDOM -- (1.9%)
Anglo American Capital P.L.C.
##  4.750%, 04/10/27.............................     3,275 $  3,461,754
##  4.000%, 09/11/27.............................     8,200    8,199,728
Aon Corp.
    5.000%, 09/30/20.............................       819      880,942
Aon P.L.C.
    4.000%, 11/27/23.............................     4,047    4,295,317
    3.500%, 06/14/24.............................     9,254    9,542,451
AstraZeneca P.L.C.
    2.375%, 11/16/20.............................     6,950    6,978,426
    3.375%, 11/16/25.............................     7,571    7,704,794
BAE Systems Holdings, Inc.
##  2.850%, 12/15/20.............................     1,253    1,266,329
Barclays P.L.C.
    2.750%, 11/08/19.............................       626      631,966
    3.650%, 03/16/25.............................    14,330   14,383,895
    4.375%, 01/12/26.............................     9,970   10,446,646
Baxalta, Inc.
    2.875%, 06/23/20.............................       476      482,812
BP Capital Markets P.L.C.
    4.750%, 03/10/19.............................       106      110,117
    3.245%, 05/06/22.............................     2,881    2,980,881
    3.535%, 11/04/24.............................     2,266    2,360,470
    3.119%, 05/04/26.............................     3,000    3,024,558
    3.017%, 01/16/27.............................    11,000   10,881,707
Diageo Investment Corp.
    2.875%, 05/11/22.............................       133      136,309
GlaxoSmithKline Capital, Inc.
    2.800%, 03/18/23.............................     5,450    5,530,631
HSBC Holdings P.L.C.
    3.400%, 03/08/21.............................     6,000    6,191,156
    4.000%, 03/30/22.............................     5,068    5,355,806
HSBC USA, Inc.
    2.375%, 11/13/19.............................       317      319,328
    3.500%, 06/23/24.............................    12,740   13,153,759
Lloyds Banking Group P.L.C.
    3.750%, 01/11/27.............................     4,750    4,822,019
Nationwide Building Society
##  3.900%, 07/21/25.............................     2,000    2,100,579
Rio Tinto Finance USA P.L.C.
    2.875%, 08/21/22.............................        67       67,982
Rolls-Royce P.L.C.
##  3.625%, 10/14/25.............................     5,000    5,186,473
Standard Chartered P.L.C.
##  4.050%, 04/12/26.............................       847      870,701
TechnipFMC P.L.C.
##  3.450%, 10/01/22.............................     4,284    4,301,136
Vodafone Group P.L.C.
    5.450%, 06/10/19.............................        83       87,478
#   4.375%, 03/16/21.............................       913      973,685
    2.500%, 09/26/22.............................     9,769    9,743,233
    7.875%, 02/15/30.............................     6,684    9,143,031
                                                            ------------
TOTAL UNITED KINGDOM.............................            155,616,099
                                                            ------------

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (36.9%)
21st Century Fox America, Inc.
    3.700%, 09/15/24.............................   $14,532 $15,135,285
3M Co.
    2.875%, 10/15/27.............................     9,558   9,556,184
Abbott Laboratories
    2.000%, 03/15/20.............................     7,296   7,272,820
    2.800%, 09/15/20.............................       132     134,019
    3.250%, 04/15/23.............................     3,237   3,306,529
    2.950%, 03/15/25.............................    12,615  12,447,828
AbbVie, Inc.
    2.500%, 05/14/20.............................       367     369,911
    2.900%, 11/06/22.............................     2,833   2,862,415
    3.600%, 05/14/25.............................    10,000  10,278,931
Activision Blizzard, Inc.
    3.400%, 06/15/27.............................     4,500   4,508,035
Adobe Systems, Inc.
    3.250%, 02/01/25.............................     1,942   1,990,712
Advance Auto Parts, Inc.
    4.500%, 12/01/23.............................     1,200   1,255,763
Aetna, Inc.
    2.200%, 03/15/19.............................       343     344,013
    2.750%, 11/15/22.............................     8,417   8,392,089
    3.500%, 11/15/24.............................     5,422   5,528,081
Affiliated Managers Group, Inc.
    3.500%, 08/01/25.............................     2,590   2,610,575
Aflac, Inc.
    2.400%, 03/16/20.............................     1,100   1,108,643
    3.250%, 03/17/25.............................    11,136  11,347,957
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................       208     208,000
    5.000%, 07/15/20.............................        17      18,196
Air Products & Chemicals, Inc.
    2.750%, 02/03/23.............................       987   1,003,126
Alabama Power Co.
    2.800%, 04/01/25.............................     2,590   2,554,744
Albemarle Corp.
    4.150%, 12/01/24.............................     7,451   7,951,014
Allstate Corp. (The)
    3.150%, 06/15/23.............................     5,132   5,250,271
Alphabet, Inc.
    3.375%, 02/25/24.............................     4,547   4,769,395
    1.998%, 08/15/26.............................     7,471   7,022,773
Altria Group, Inc.
    4.750%, 05/05/21.............................       210     227,805
    2.850%, 08/09/22.............................     3,996   4,048,844
Amazon.com, Inc.
    3.800%, 12/05/24.............................     4,921   5,241,378
Ameren Corp.
    2.700%, 11/15/20.............................     1,000   1,010,112
American Express Credit Corp.
    2.250%, 05/05/21.............................       150     150,104
    3.300%, 05/03/27.............................    11,300  11,423,531

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
American International Group, Inc.
    3.300%, 03/01/21.............................     1,500 $ 1,544,041
    4.875%, 06/01/22.............................     1,942   2,126,004
    4.125%, 02/15/24.............................    10,187  10,834,756
#   3.750%, 07/10/25.............................     8,240   8,518,736
    3.900%, 04/01/26.............................     4,000   4,145,284
American Water Capital Corp.
    3.850%, 03/01/24.............................     2,140   2,263,905
Ameriprise Financial, Inc.
    5.300%, 03/15/20.............................       129     138,123
    4.000%, 10/15/23.............................     3,765   4,021,376
#   2.875%, 09/15/26.............................     5,650   5,520,014
AmerisourceBergen Corp.
    3.400%, 05/15/24.............................     1,237   1,264,099
Amgen, Inc.
    4.100%, 06/15/21.............................     7,075   7,449,111
    3.625%, 05/22/24.............................     6,474   6,762,891
    3.125%, 05/01/25.............................     3,237   3,255,393
    2.600%, 08/19/26.............................     2,400   2,296,014
Amphenol Corp.
    2.550%, 01/30/19.............................        54      54,400
Analog Devices, Inc.
    3.900%, 12/15/25.............................     3,000   3,151,022
    3.500%, 12/05/26.............................     2,000   2,029,388
Anthem, Inc.
#   3.125%, 05/15/22.............................     2,202   2,242,794
Anthem, Inc.
    4.350%, 08/15/20.............................     1,100   1,161,144
    3.500%, 08/15/24.............................     5,044   5,170,443
Apache Corp.
    3.250%, 04/15/22.............................     8,237   8,364,222
Apple, Inc.
    2.250%, 02/23/21.............................     5,000   5,025,086
    2.400%, 05/03/23.............................    28,903  28,839,539
    3.450%, 05/06/24.............................    19,686  20,537,629
    2.500%, 02/09/25.............................     4,613   4,543,290
    3.250%, 02/23/26.............................    20,175  20,622,998
    2.450%, 08/04/26.............................    17,290  16,710,508
    3.350%, 02/09/27.............................    34,000  34,891,070
    3.000%, 06/20/27.............................     5,500   5,498,286
Applied Materials, Inc.
    4.300%, 06/15/21.............................       647     692,588
    3.300%, 04/01/27.............................     5,144   5,260,291
Archer-Daniels-Midland Co.
    2.500%, 08/11/26.............................     5,000   4,780,831
Arizona Public Service Co.
    8.750%, 03/01/19.............................       212     230,293
    3.150%, 05/15/25.............................     6,151   6,179,999
Arrow Electronics, Inc.
    3.875%, 01/12/28.............................     3,930   3,971,324
Associated Banc-Corp
    2.750%, 11/15/19.............................        53      53,564
Assurant, Inc.
    2.500%, 03/15/18.............................       982     985,360
    4.000%, 03/15/23.............................     6,474   6,685,726

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
AT&T, Inc.
    5.500%, 02/01/18.............................       698 $   704,619
    3.000%, 02/15/22.............................     6,399   6,471,857
    3.800%, 03/15/22.............................     5,115   5,384,637
    3.950%, 01/15/25.............................    10,000  10,266,238
    3.400%, 05/15/25.............................    21,870  21,619,600
Autodesk, Inc.
    3.125%, 06/15/20.............................     2,698   2,753,781
    4.375%, 06/15/25.............................     3,050   3,257,282
    3.500%, 06/15/27.............................     3,125   3,114,806
Automatic Data Processing, Inc.
    3.375%, 09/15/25.............................    12,500  12,879,543
AutoZone, Inc.
    2.875%, 01/15/23.............................    12,128  12,161,098
    3.125%, 07/15/23.............................     1,285   1,301,743
    3.250%, 04/15/25.............................     6,275   6,306,546
    3.125%, 04/21/26.............................     1,000     974,378
Avnet, Inc.
#   4.625%, 04/15/26.............................     5,625   5,866,170
Baker Hughes a GE Co. LLC
    3.200%, 08/15/21.............................       185     190,540
Baltimore Gas & Electric Co.
    2.800%, 08/15/22.............................     3,256   3,295,618
    2.400%, 08/15/26.............................       700     665,038
Bank of America Corp.
    5.625%, 07/01/20.............................     3,000   3,254,808
    3.300%, 01/11/23.............................     4,532   4,641,671
#   4.000%, 04/01/24.............................    11,457  12,138,331
    3.875%, 08/01/25.............................     9,850  10,328,282
Bank of New York Mellon Corp. (The)
    5.450%, 05/15/19.............................       391     411,726
    3.650%, 02/04/24.............................    10,647  11,201,513
    3.000%, 02/24/25.............................     2,590   2,607,225
    2.800%, 05/04/26.............................     5,500   5,398,667
Baxter International, Inc.
#   1.700%, 08/15/21.............................     2,000   1,950,168
    2.600%, 08/15/26.............................     4,250   4,065,425
BB&T Corp.
    1.450%, 01/12/18.............................       194     194,001
Becton Dickinson and Co.
    3.734%, 12/15/24.............................     1,156   1,187,976
Bed Bath & Beyond, Inc.
#   3.749%, 08/01/24.............................       614     609,601
Bemis Co., Inc.
    4.500%, 10/15/21.............................       647     687,782
Berkshire Hathaway Energy Co.
    2.400%, 02/01/20.............................       320     322,361
Berkshire Hathaway Finance Corp.
    1.300%, 05/15/18.............................       157     156,905
    3.000%, 05/15/22.............................       987   1,017,717

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Berkshire Hathaway, Inc.
    2.200%, 03/15/21.............................     1,946 $ 1,954,179
    3.750%, 08/15/21.............................     2,590   2,738,021
    3.400%, 01/31/22.............................     3,237   3,404,103
    3.000%, 02/11/23.............................     4,532   4,661,166
    3.125%, 03/15/26.............................    31,765  32,153,684
Biogen, Inc.
    2.900%, 09/15/20.............................    14,850  15,158,125
BlackRock, Inc.
    5.000%, 12/10/19.............................       407     433,060
    4.250%, 05/24/21.............................     2,000   2,134,252
    3.200%, 03/15/27.............................     8,000   8,106,529
Boeing Co. (The)
    8.750%, 08/15/21.............................       988   1,216,272
    2.500%, 03/01/25.............................     6,474   6,376,629
    2.600%, 10/30/25.............................     3,610   3,600,680
Boston Scientific Corp.
    4.125%, 10/01/23.............................     1,489   1,579,103
Bristol-Myers Squibb Co.
    2.000%, 08/01/22.............................     6,823   6,744,516
Brown & Brown, Inc.
#   4.200%, 09/15/24.............................     4,714   4,954,304
Buckeye Partners L.P.
    4.150%, 07/01/23.............................     1,942   2,010,888
    3.950%, 12/01/26.............................     7,500   7,495,536
Burlington Northern Santa Fe LLC
    3.000%, 04/01/25.............................     4,329   4,380,753
    7.000%, 12/15/25.............................       868   1,105,910
CA, Inc.
    4.700%, 03/15/27.............................    17,707  18,677,424
Campbell Soup Co.
    4.250%, 04/15/21.............................     1,036   1,097,336
    2.500%, 08/02/22.............................     1,962   1,959,471
    3.300%, 03/19/25.............................     4,092   4,136,807
Capital One Bank USA NA
    2.300%, 06/05/19.............................       529     529,954
Capital One Financial Corp.
    2.450%, 04/24/19.............................       656     659,521
    4.750%, 07/15/21.............................     1,979   2,132,841
    3.750%, 04/24/24.............................     4,661   4,830,026
Cardinal Health, Inc.
    4.625%, 12/15/20.............................       647     688,628
    3.200%, 06/15/22.............................     3,885   3,939,439
    3.410%, 06/15/27.............................     5,785   5,721,014
Caterpillar Financial Services Corp.
    2.450%, 09/06/18.............................       749     754,341
Caterpillar, Inc.
#   2.600%, 06/26/22.............................     2,561   2,577,902
    3.400%, 05/15/24.............................     1,844   1,928,253
CBS Corp.
    5.750%, 04/15/20.............................       159     172,499
    3.375%, 03/01/22.............................     2,303   2,368,701
    3.500%, 01/15/25.............................     2,392   2,428,308
    2.900%, 01/15/27.............................    23,330  22,044,934
    7.875%, 07/30/30.............................     1,150   1,576,650

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Celgene Corp.
    4.000%, 08/15/23.............................     8,333 $ 8,872,221
    3.625%, 05/15/24.............................     4,485   4,626,329
CenterPoint Energy Resources Corp.
    6.125%, 11/01/17.............................        54      54,000
    4.500%, 01/15/21.............................     1,567   1,649,868
Charles Schwab Corp. (The)
    3.000%, 03/10/25.............................     8,611   8,645,275
Chevron Corp.
    1.718%, 06/24/18.............................       391     391,219
    2.355%, 12/05/22.............................     6,474   6,462,498
    3.191%, 06/24/23.............................    15,950  16,522,391
    2.954%, 05/16/26.............................    11,489  11,522,016
Cigna Corp.
#   4.000%, 02/15/22.............................     1,402   1,478,491
Cisco Systems, Inc.
    1.400%, 02/28/18.............................       800     799,953
    3.625%, 03/04/24.............................     1,942   2,061,166
Citigroup, Inc.
    2.550%, 04/08/19.............................     1,058   1,067,003
    4.500%, 01/14/22.............................     1,489   1,597,003
    3.875%, 10/25/23.............................     2,876   3,008,743
    3.750%, 06/16/24.............................     2,590   2,695,186
    3.300%, 04/27/25.............................     7,769   7,865,051
Citizens Bank NA
    2.450%, 12/04/19.............................       442     444,677
Clorox Co. (The)
    3.500%, 12/15/24.............................     3,237   3,356,579
CME Group, Inc.
    3.000%, 03/15/25.............................     2,866   2,917,765
CMS Energy Corp.
    3.875%, 03/01/24.............................     1,745   1,834,290
    3.600%, 11/15/25.............................     3,200   3,275,836
    3.000%, 05/15/26.............................     5,000   4,922,640
CNA Financial Corp.
    5.750%, 08/15/21.............................     4,233   4,684,616
    4.500%, 03/01/26.............................     6,532   7,010,544
Coca-Cola Co. (The)
    1.875%, 10/27/20.............................    18,650  18,614,997
    3.300%, 09/01/21.............................     1,716   1,792,824
    3.200%, 11/01/23.............................    21,789  22,726,124
    2.250%, 09/01/26.............................    12,750  12,142,432
    2.900%, 05/25/27.............................    23,810  23,890,081
Colgate-Palmolive Co.
    1.950%, 02/01/23.............................     7,007   6,867,034
Comcast Cable Communications Holdings, Inc.
    9.455%, 11/15/22.............................     2,991   3,968,943
Comcast Corp.
    6.300%, 11/15/17.............................       393     393,692
    3.600%, 03/01/24.............................     4,375   4,583,097
    3.375%, 08/15/25.............................     4,266   4,375,968
    3.150%, 03/01/26.............................     5,800   5,838,365

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Conagra Brands, Inc.
      3.200%, 01/25/23.............................     4,697 $ 4,793,868
ConocoPhillips Co.
      2.400%, 12/15/22.............................     1,942   1,926,406
      3.350%, 11/15/24.............................     4,532   4,695,613
#     4.950%, 03/15/26.............................    15,000  17,036,730
Consolidated Edison Co. of New York, Inc.
      3.300%, 12/01/24.............................     1,295   1,332,774
Corning, Inc.
      3.700%, 11/15/23.............................     2,742   2,847,613
Cox Communications, Inc.
##    3.250%, 12/15/22.............................     2,250   2,278,648
# ##  3.850%, 02/01/25.............................     6,869   7,040,640
CSX Corp.
      4.250%, 06/01/21.............................       757     801,821
CVS Health Corp.
      2.800%, 07/20/20.............................     1,935   1,957,593
      2.125%, 06/01/21.............................     1,300   1,280,670
      3.375%, 08/12/24.............................    15,031  15,160,069
      3.875%, 07/20/25.............................     8,998   9,236,177
Danaher Corp.
      3.350%, 09/15/25.............................     1,500   1,556,657
Deere & Co.
      5.375%, 10/16/29.............................       472     575,645
Discovery Communications LLC
      3.300%, 05/15/22.............................     1,424   1,448,270
      3.250%, 04/01/23.............................       647     653,268
      3.450%, 03/15/25.............................     5,737   5,661,018
Dollar General Corp.
      3.250%, 04/15/23.............................     6,812   6,988,579
#     4.150%, 11/01/25.............................     1,117   1,191,114
Dominion Energy Gas Holdings LLC
      2.800%, 11/15/20.............................     7,500   7,604,585
      3.600%, 12/15/24.............................     3,237   3,330,337
Dominion Energy, Inc.
      2.500%, 12/01/19.............................       932     938,276
#     3.625%, 12/01/24.............................     1,295   1,340,005
      3.900%, 10/01/25.............................    10,130  10,603,372
Dow Chemical Co. (The)
      3.000%, 11/15/22.............................     2,725   2,776,040
      3.500%, 10/01/24.............................     7,539   7,788,726
Dr Pepper Snapple Group, Inc.
      3.400%, 11/15/25.............................     1,750   1,773,076
Dr. Pepper Snapple Group, Inc.
      2.000%, 01/15/20.............................        88      87,569
DTE Energy Co.
      2.400%, 12/01/19.............................     2,170   2,178,277
      3.850%, 12/01/23.............................       971   1,017,156
Duke Energy Corp.
      5.050%, 09/15/19.............................        69      72,833
      3.050%, 08/15/22.............................    11,375  11,587,062
      3.750%, 04/15/24.............................     5,772   6,034,587

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
DXC Technology Co.
    4.450%, 09/18/22.............................     3,237 $ 3,422,303
Eastman Chemical Co.
    2.700%, 01/15/20.............................       444     449,045
    4.500%, 01/15/21.............................        88      92,819
    3.600%, 08/15/22.............................       300     311,805
    3.800%, 03/15/25.............................     4,383   4,566,757
eBay, Inc.
    3.800%, 03/09/22.............................     7,500   7,849,212
    2.600%, 07/15/22.............................     2,719   2,713,975
    3.600%, 06/05/27.............................    10,000  10,009,690
Ecolab, Inc.
    4.350%, 12/08/21.............................     1,200   1,291,834
EI du Pont de Nemours & Co.
    4.625%, 01/15/20.............................       152     161,334
Emerson Electric Co.
    3.150%, 06/01/25.............................     5,374   5,452,567
Energy Transfer L.P.
    4.750%, 01/15/26.............................     5,800   6,103,719
Enterprise Products Operating LLC
    5.250%, 01/31/20.............................       212     225,986
    5.200%, 09/01/20.............................       486     525,259
    3.900%, 02/15/24.............................     2,104   2,214,065
    3.750%, 02/15/25.............................     2,000   2,083,338
    3.700%, 02/15/26.............................     5,338   5,507,023
EOG Resources, Inc.
    4.100%, 02/01/21.............................     1,742   1,841,188
    2.625%, 03/15/23.............................     3,800   3,773,512
    3.150%, 04/01/25.............................     6,797   6,793,525
ERAC USA Finance LLC
##  3.850%, 11/15/24.............................     6,667   6,922,372
Eversource Energy
    2.500%, 03/15/21.............................       500     501,405
    2.800%, 05/01/23.............................     4,798   4,815,959
Exelon Corp.
    2.450%, 04/15/21.............................     1,307   1,307,676
    3.950%, 06/15/25.............................     2,350   2,458,709
    3.400%, 04/15/26.............................    19,465  19,598,330
Exelon Generation Co. LLC
    2.950%, 01/15/20.............................       836     848,808
Express Scripts Holding Co.
    3.900%, 02/15/22.............................     4,823   5,047,753
    3.500%, 06/15/24.............................     8,439   8,541,601
    3.400%, 03/01/27.............................    15,094  14,824,846
Exxon Mobil Corp.
    3.176%, 03/15/24.............................    33,308  34,628,856
#   3.043%, 03/01/26.............................     5,000   5,107,370
FedEx Corp.
#   2.625%, 08/01/22.............................     4,408   4,460,021
    4.000%, 01/15/24.............................     8,590   9,202,651
    3.200%, 02/01/25.............................     3,788   3,866,374
Fidelity National Information Services, Inc.
    2.250%, 08/15/21.............................     3,900   3,870,329
    5.000%, 10/15/25.............................     3,050   3,396,312

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Fifth Third Bancorp
    3.500%, 03/15/22.............................       2,056 $ 2,130,336
Ford Motor Credit Co. LLC
    2.459%, 03/27/20.............................         635     637,501
    3.200%, 01/15/21.............................       1,200   1,226,994
    3.219%, 01/09/22.............................       8,750   8,880,818
    4.375%, 08/06/23.............................       8,417   8,911,960
    3.664%, 09/08/24.............................       4,875   4,937,692
GATX Corp.
    2.500%, 03/15/19.............................         547     549,470
    3.250%, 03/30/25.............................       5,180   5,144,325
#   3.250%, 09/15/26.............................       2,800   2,756,029
General Dynamics Corp.
    1.000%, 11/15/17.............................         439     438,915
    2.250%, 11/15/22.............................       4,856   4,836,094
    2.125%, 08/15/26.............................       7,425   6,962,331
General Electric Co.
    0.375%, 05/17/22............................. EUR  11,681  13,698,737
    3.375%, 03/11/24.............................       3,237   3,370,085
    6.750%, 03/15/32.............................      19,132  26,426,597
General Mills, Inc.
    3.150%, 12/15/21.............................         757     777,307
General Motors Financial Co., Inc.
    5.250%, 03/01/26.............................      18,034  19,699,761
    4.350%, 01/17/27.............................       5,000   5,142,874
Georgia Power Co.
    2.850%, 05/15/22.............................       1,851   1,875,336
    3.250%, 03/30/27.............................      13,370  13,416,969
Gilead Sciences, Inc.
    2.050%, 04/01/19.............................         177     177,605
    4.400%, 12/01/21.............................       1,431   1,543,461
    3.700%, 04/01/24.............................      10,736  11,300,648
    3.650%, 03/01/26.............................       4,900   5,099,982
Goldman Sachs Group, Inc. (The)
    6.000%, 06/15/20.............................          42      45,917
    5.250%, 07/27/21.............................       2,266   2,480,807
    4.000%, 03/03/24.............................      21,654  22,841,570
    3.750%, 05/22/25.............................       7,500   7,729,727
Great Plains Energy, Inc.
    4.850%, 06/01/21.............................       2,495   2,650,675
Halliburton Co.
    3.500%, 08/01/23.............................       6,474   6,723,288
#   3.800%, 11/15/25.............................       2,470   2,563,753
Harley Davidson, Inc.
    3.500%, 07/28/25.............................       3,635   3,746,151
Harley-Davidson Financial Services, Inc.
##  2.150%, 02/26/20.............................       1,189   1,182,364
Harris Corp.
    2.700%, 04/27/20.............................         503     508,156
Hartford Financial Services Group, Inc. (The)
    5.125%, 04/15/22.............................       6,816   7,532,487

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Hewlett Packard Enterprise Co.
    4.900%, 10/15/25.............................     3,000 $ 3,189,556
Home Depot, Inc. (The)
    2.700%, 04/01/23.............................     1,295   1,313,828
    3.350%, 09/15/25.............................     3,685   3,810,040
Honeywell International, Inc.
    2.500%, 11/01/26.............................     8,800   8,424,728
Hormel Foods Corp.
    4.125%, 04/15/21.............................     1,496   1,587,225
HP, Inc.
    4.375%, 09/15/21.............................    12,625  13,399,197
Humana, Inc.
    3.850%, 10/01/24.............................     7,916   8,233,514
Huntington Bancshares, Inc.
    3.150%, 03/14/21.............................     1,600   1,637,103
    2.300%, 01/14/22.............................     3,330   3,287,699
Hyatt Hotels Corp.
    3.375%, 07/15/23.............................     1,959   2,004,956
Illinois Tool Works, Inc.
    1.950%, 03/01/19.............................       314     314,682
    3.500%, 03/01/24.............................     6,474   6,811,426
Indiana Michigan Power Co.
    7.000%, 03/15/19.............................       264     281,624
Intel Corp.
    2.450%, 07/29/20.............................       494     501,136
    2.700%, 12/15/22.............................     1,942   1,976,435
International Business Machines Corp.
    2.250%, 02/19/21.............................    20,000  20,120,126
    3.375%, 08/01/23.............................     4,409   4,592,041
    3.625%, 02/12/24.............................     9,712  10,234,913
#   3.300%, 01/27/27.............................    26,460  26,977,256
International Paper Co.
    3.650%, 06/15/24.............................     7,942   8,288,186
    3.800%, 01/15/26.............................     1,062   1,106,998
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24.............................     3,949   4,140,188
ITC Holdings Corp.
    3.650%, 06/15/24.............................     9,827  10,126,579
Janus Capital Group, Inc.
    4.875%, 08/01/25.............................     9,152   9,839,479
Jefferies Group LLC
    4.850%, 01/15/27.............................     4,900   5,207,078
JM Smucker Co. (The)
    3.500%, 03/15/25.............................     5,000   5,105,008
John Deere Capital Corp.
    2.550%, 01/08/21.............................     9,703   9,828,552
    3.350%, 06/12/24.............................     6,267   6,474,536
Johnson & Johnson
    1.650%, 03/01/21.............................     1,500   1,484,585
    3.375%, 12/05/23.............................     6,474   6,866,876
    2.450%, 03/01/26.............................     3,250   3,184,340
JPMorgan Chase & Co.
    4.350%, 08/15/21.............................     2,009   2,146,847

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
    3.625%, 05/13/24.............................    12,273 $12,789,431
    3.900%, 07/15/25.............................    11,150  11,740,574
Juniper Networks, Inc.
    4.600%, 03/15/21.............................     2,590   2,752,481
    4.500%, 03/15/24.............................     4,273   4,529,647
Kellogg Co.
    3.250%, 04/01/26.............................    13,900  13,901,806
    7.450%, 04/01/31.............................     5,320   7,185,259
KeyBank NA
    2.500%, 12/15/19.............................       153     154,617
KeyCorp
    2.900%, 09/15/20.............................     1,466   1,493,632
    5.100%, 03/24/21.............................     2,156   2,348,132
Kimberly-Clark Corp.
    1.900%, 05/22/19.............................       497     497,829
    2.400%, 06/01/23.............................     1,942   1,932,568
Kohl's Corp.
    4.750%, 12/15/23.............................     5,253   5,465,423
Kraft Heinz Foods Co.
    3.500%, 06/06/22.............................     9,255   9,560,497
    3.950%, 07/15/25.............................    11,650  12,087,769
Kroger Co. (The)
    3.300%, 01/15/21.............................     2,000   2,050,305
    3.850%, 08/01/23.............................     3,380   3,511,563
    7.500%, 04/01/31.............................     7,750  10,213,095
L3 Technologies, Inc.
    4.750%, 07/15/20.............................       550     584,825
    3.950%, 05/28/24.............................     2,498   2,600,499
Laboratory Corp. of America Holdings
    4.000%, 11/01/23.............................     3,885   4,075,751
Lam Research Corp.
    2.750%, 03/15/20.............................       498     504,632
Legg Mason, Inc.
    2.700%, 07/15/19.............................       529     534,817
    3.950%, 07/15/24.............................     4,791   4,925,111
    4.750%, 03/15/26.............................     2,030   2,162,940
Liberty Mutual Group, Inc.
##  5.000%, 06/01/21.............................     6,743   7,263,780
Lincoln National Corp.
    6.250%, 02/15/20.............................       117     127,244
Lockheed Martin Corp.
    4.250%, 11/15/19.............................     3,500   3,663,671
    2.500%, 11/23/20.............................     5,071   5,134,360
    2.900%, 03/01/25.............................     4,532   4,529,658
#   3.550%, 01/15/26.............................     4,856   5,050,701
Loews Corp.
    2.625%, 05/15/23.............................     3,805   3,806,615
    3.750%, 04/01/26.............................    10,795  11,193,398
Lowe's Cos., Inc.
    3.120%, 04/15/22.............................     1,295   1,333,823
    3.375%, 09/15/25.............................     5,244   5,406,316
Magellan Midstream Partners L.P.
    4.250%, 02/01/21.............................     1,534   1,619,746

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20.............................       893 $   894,049
    2.900%, 02/06/25.............................     8,028   7,971,854
Marathon Petroleum Corp.
    3.625%, 09/15/24.............................     8,287   8,496,858
Marriott International, Inc.
    6.750%, 05/15/18.............................       504     517,313
    2.875%, 03/01/21.............................     1,021   1,031,558
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19.............................       529     531,517
    3.500%, 06/03/24.............................     8,417   8,718,566
MasterCard, Inc.
    3.375%, 04/01/24.............................     1,808   1,890,468
Mattel, Inc.
    1.700%, 03/15/18.............................       578     575,168
    2.350%, 05/06/19.............................     1,537   1,509,887
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.............................     6,000   6,097,825
McDonald's Corp.
    2.200%, 05/26/20.............................       811     813,818
    3.500%, 07/15/20.............................     4,972   5,163,342
#   2.625%, 01/15/22.............................     1,878   1,896,597
McKesson Corp.
    2.284%, 03/15/19.............................     4,174   4,188,600
#   3.796%, 03/15/24.............................     4,399   4,580,159
Mead Johnson Nutrition Co.
    4.125%, 11/15/25.............................     6,000   6,417,754
Merck & Co., Inc.
    2.800%, 05/18/23.............................    13,920  14,245,818
    2.750%, 02/10/25.............................    11,745  11,746,648
MetLife, Inc.
    3.600%, 04/10/24.............................    16,329  17,157,951
Microsoft Corp.
    1.625%, 12/06/18.............................       973     973,002
    1.850%, 02/12/20.............................       122     122,029
    3.000%, 10/01/20.............................     1,045   1,078,067
    2.000%, 11/03/20.............................     8,700   8,712,590
    3.625%, 12/15/23.............................     9,398   9,987,702
    2.700%, 02/12/25.............................     1,942   1,950,858
    3.125%, 11/03/25.............................     3,145   3,231,010
    2.400%, 08/08/26.............................    19,980  19,299,135
    3.300%, 02/06/27.............................    14,000  14,447,135
Mobil Corp.
    8.625%, 08/15/21.............................     1,303   1,613,449
Molson Coors Brewing Co.
#   3.500%, 05/01/22.............................     5,180   5,366,543
    3.000%, 07/15/26.............................     7,500   7,303,594
Monsanto Co.
    1.850%, 11/15/18.............................     2,959   2,959,819
    2.125%, 07/15/19.............................       264     264,187
    5.500%, 08/15/25.............................     2,266   2,600,846
Morgan Stanley
    7.300%, 05/13/19.............................       235     253,217

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
    2.500%, 04/21/21.............................     2,500 $ 2,504,365
    5.500%, 07/28/21.............................       875     966,613
    3.875%, 04/29/24.............................    12,122  12,730,615
    3.875%, 01/27/26.............................    15,600  16,265,863
Mosaic Co. (The)
#   4.250%, 11/15/23.............................     4,011   4,190,953
Motorola Solutions, Inc.
    3.750%, 05/15/22.............................     3,237   3,338,375
    3.500%, 03/01/23.............................     3,237   3,274,485
Nasdaq, Inc.
    4.250%, 06/01/24.............................     2,849   3,028,046
National Oilwell Varco, Inc.
    2.600%, 12/01/22.............................     8,117   8,016,616
National Rural Utilities Cooperative Finance
 Corp.
    8.000%, 03/01/32.............................     2,740   4,030,421
NetApp, Inc.
#   3.250%, 12/15/22.............................     1,101   1,113,064
Newell Brands, Inc.
    4.000%, 06/15/22.............................     6,559   6,874,257
NextEra Energy Capital Holdings, Inc.
    4.500%, 06/01/21.............................       838     895,287
#   3.550%, 05/01/27.............................     5,100   5,262,724
NIKE, Inc.
    2.375%, 11/01/26.............................    28,411  27,080,823
NiSource Finance Corp.
    3.850%, 02/15/23.............................     2,362   2,477,523
Noble Energy, Inc.
    4.150%, 12/15/21.............................     1,737   1,832,122
    3.900%, 11/15/24.............................     1,574   1,622,751
Nordstrom, Inc.
    4.750%, 05/01/20.............................     1,353   1,417,615
#   4.000%, 10/15/21.............................       971   1,000,399
#   4.000%, 03/15/27.............................    12,800  12,598,563
Norfolk Southern Corp.
    2.903%, 02/15/23.............................     4,532   4,584,630
Northern Trust Corp.
    3.375%, 08/23/21.............................     1,942   2,021,514
Northrop Grumman Corp.
    3.250%, 08/01/23.............................     1,000   1,029,868
Nucor Corp.
    5.750%, 12/01/17.............................       236     236,749
Nuveen Finance LLC
##  4.125%, 11/01/24.............................     2,780   2,939,916
O'Reilly Automotive, Inc.
    3.800%, 09/01/22.............................       730     764,145
Occidental Petroleum Corp.
    2.700%, 02/15/23.............................     3,300   3,330,424
    3.400%, 04/15/26.............................     7,376   7,580,512
    3.000%, 02/15/27.............................     7,201   7,187,933
Ohio Power Co.
    5.375%, 10/01/21.............................     2,335   2,601,065
Omnicom Group, Inc.
    3.650%, 11/01/24.............................     3,295   3,388,605

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
ONE Gas, Inc.
    2.070%, 02/01/19.............................       497 $   498,506
ONEOK, Inc.
    4.000%, 07/13/27.............................     6,700   6,817,531
Oracle Corp.
    2.500%, 10/15/22.............................     1,942   1,951,453
    2.950%, 05/15/25.............................    28,183  28,463,499
    2.650%, 07/15/26.............................    40,250  39,428,565
Pacific Gas & Electric Co.
    3.850%, 11/15/23.............................     3,237   3,393,363
    3.750%, 02/15/24.............................     6,578   6,898,608
    3.500%, 06/15/25.............................     4,338   4,429,279
Packaging Corp. of America
    4.500%, 11/01/23.............................     3,933   4,267,708
Parker-Hannifin Corp.
    3.300%, 11/21/24.............................     6,164   6,333,413
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
##  3.050%, 01/09/20.............................     2,721   2,770,385
PepsiCo, Inc.
    2.150%, 10/14/20.............................     9,253   9,312,014
    2.750%, 03/05/22.............................     2,843   2,903,907
    2.750%, 03/01/23.............................     4,532   4,607,408
    3.500%, 07/17/25.............................     6,474   6,772,765
Pfizer, Inc.
    3.000%, 06/15/23.............................     1,942   2,007,384
    3.400%, 05/15/24.............................     6,474   6,801,349
    3.000%, 12/15/26.............................    35,600  35,918,539
Philip Morris International, Inc.
    3.250%, 11/10/24.............................     5,916   6,025,223
Phillips 66
    4.300%, 04/01/22.............................     4,284   4,588,219
Phillips 66 Partners L.P.
    3.550%, 10/01/26.............................    21,855  21,627,924
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    4.500%, 12/15/26.............................     9,360   9,560,893
PNC Bank NA
    3.300%, 10/30/24.............................     3,788   3,900,055
    2.950%, 02/23/25.............................     8,093   8,111,685
    3.250%, 06/01/25.............................     8,000   8,145,496
PNC Financial Services Group, Inc. (The)
    4.375%, 08/11/20.............................     3,800   4,024,148
    3.300%, 03/08/22.............................     1,804   1,867,470
PPL Capital Funding, Inc.
#   3.400%, 06/01/23.............................     4,914   5,059,494
Praxair, Inc.
    2.200%, 08/15/22.............................       809     804,688
Precision Castparts Corp.
    2.500%, 01/15/23.............................     7,860   7,886,846
    3.250%, 06/15/25.............................    31,349  32,066,364
Priceline Group, Inc. (The)
    3.600%, 06/01/26.............................     9,322   9,527,462

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Principal Financial Group, Inc.
    3.125%, 05/15/23.............................     4,496 $ 4,575,315
    3.100%, 11/15/26.............................     4,600   4,581,982
Private Export Funding Corp.
    4.300%, 12/15/21.............................       911     989,684
Procter & Gamble Co. (The)
    1.850%, 02/02/21.............................     1,533   1,523,840
    2.450%, 11/03/26.............................     1,090   1,053,436
    2.850%, 08/11/27.............................    10,000   9,944,096
Progress Energy, Inc.
    4.875%, 12/01/19.............................       553     584,269
    4.400%, 01/15/21.............................     2,300   2,425,597
Progressive Corp. (The)
    3.750%, 08/23/21.............................     4,403   4,624,304
Prudential Financial, Inc.
    2.350%, 08/15/19.............................     1,587   1,594,290
    4.500%, 11/15/20.............................     1,361   1,451,934
    3.500%, 05/15/24.............................     9,712  10,120,121
PSEG Power LLC
    2.450%, 11/15/18.............................       529     531,965
    5.125%, 04/15/20.............................     2,269   2,417,019
    4.300%, 11/15/23.............................     5,883   6,201,341
Puget Energy, Inc.
    6.000%, 09/01/21.............................     7,992   8,954,309
QUALCOMM, Inc.
    2.250%, 05/20/20.............................       543     545,731
    3.450%, 05/20/25.............................    11,374  11,703,282
Quest Diagnostics, Inc.
    4.700%, 04/01/21.............................     3,885   4,147,627
    3.500%, 03/30/25.............................       388     396,572
Raytheon Co.
    3.125%, 10/15/20.............................     4,050   4,179,953
    2.500%, 12/15/22.............................     1,424   1,429,416
Reinsurance Group of America, Inc.
    5.000%, 06/01/21.............................       971   1,044,274
    4.700%, 09/15/23.............................     3,885   4,202,902
    3.950%, 09/15/26.............................     9,600   9,822,703
Republic Services, Inc.
    5.500%, 09/15/19.............................       131     139,361
    3.550%, 06/01/22.............................     4,540   4,720,816
Reynolds American, Inc.
    6.875%, 05/01/20.............................     4,095   4,548,871
Rockwell Automation, Inc.
    2.875%, 03/01/25.............................     5,805   5,762,004
Roper Technologies, Inc.
    3.000%, 12/15/20.............................     1,300   1,325,770
Ryder System, Inc.
    2.500%, 03/01/18.............................       343     343,758
    2.450%, 09/03/19.............................       121     121,860
SCANA Corp.
    4.125%, 02/01/22.............................     1,965   1,994,549
Scripps Networks Interactive, Inc.
    2.800%, 06/15/20.............................       550     554,469

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
    3.500%, 06/15/22.............................     7,784 $ 7,952,863
    3.900%, 11/15/24.............................     5,439   5,587,254
Sempra Energy
    2.850%, 11/15/20.............................     5,400   5,496,538
    4.050%, 12/01/23.............................     4,254   4,503,846
    3.550%, 06/15/24.............................     6,604   6,800,724
Sherwin-Williams Co. (The)
#   3.450%, 08/01/25.............................     4,597   4,676,802
Southern Co. (The)
    2.750%, 06/15/20.............................       346     351,049
    3.250%, 07/01/26.............................     4,860   4,832,634
Southern Power Co.
    4.150%, 12/01/25.............................     1,450   1,532,041
Southwest Airlines Co.
    2.750%, 11/06/19.............................     5,120   5,184,856
    2.650%, 11/05/20.............................     5,200   5,274,642
    3.000%, 11/15/26.............................     9,273   9,142,224
Spectra Energy Partners L.P.
    4.750%, 03/15/24.............................     1,937   2,116,646
StanCorp Financial Group, Inc.
    5.000%, 08/15/22.............................     3,237   3,475,528
Starbucks Corp.
    3.850%, 10/01/23.............................     1,245   1,338,236
State Street Corp.
    4.375%, 03/07/21.............................     2,120   2,267,644
    1.950%, 05/19/21.............................     2,384   2,365,801
    3.300%, 12/16/24.............................    14,110  14,642,522
    3.550%, 08/18/25.............................     8,350   8,711,014
Stryker Corp.
    2.625%, 03/15/21.............................     1,600   1,614,891
    3.375%, 05/15/24.............................       518     533,522
    3.375%, 11/01/25.............................     9,398   9,642,382
SunTrust Bank
    2.750%, 05/01/23.............................     3,172   3,157,412
SunTrust Banks, Inc.
    2.900%, 03/03/21.............................     3,500   3,556,996
Sysco Corp.
    2.600%, 10/01/20.............................     3,000   3,036,390
    3.300%, 07/15/26.............................     2,000   2,017,550
Tapestry, Inc.
#   4.250%, 04/01/25.............................    17,001  17,586,336
Target Corp.
    2.300%, 06/26/19.............................         6       6,056
    2.900%, 01/15/22.............................     3,601   3,684,494
#   2.500%, 04/15/26.............................     4,520   4,343,594
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.............................       212     227,186
    2.950%, 04/01/22.............................     1,806   1,840,982
    3.625%, 04/01/25.............................     7,444   7,752,943
Texas Instruments, Inc.
#   2.250%, 05/01/23.............................       665     657,869

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
UNITED STATES -- (Continued)
Time Warner, Inc.
    4.750%, 03/29/21.............................     1,102 $ 1,181,142
    4.000%, 01/15/22.............................     1,165   1,223,973
    3.550%, 06/01/24.............................     4,532   4,589,174
    3.600%, 07/15/25.............................     8,500   8,503,736
#   3.800%, 02/15/27.............................     4,570   4,568,765
Total System Services, Inc.
    4.800%, 04/01/26.............................     6,000   6,524,285
Travelers Cos., Inc. (The)
    3.900%, 11/01/20.............................     6,000   6,294,710
Tyson Foods, Inc.
    4.500%, 06/15/22.............................     5,592   6,030,384
U.S. Bancorp
    2.350%, 01/29/21.............................       815     818,433
U.S. Bank NA
    2.800%, 01/27/25.............................     5,950   5,926,574
Union Pacific Corp.
    2.250%, 02/15/19.............................       336     337,950
    2.750%, 04/15/23.............................       647     651,673
    3.250%, 01/15/25.............................     9,626   9,922,153
United Technologies Corp.
    3.100%, 06/01/22.............................       160     164,182
    7.500%, 09/15/29.............................       622     866,540
UnitedHealth Group, Inc.
    2.750%, 02/15/23.............................     8,773   8,882,439
    2.875%, 03/15/23.............................     5,827   5,934,817
    3.750%, 07/15/25.............................    11,867  12,552,176
Unum Group
    4.000%, 03/15/24.............................     5,110   5,317,703
    3.875%, 11/05/25.............................     2,000   2,063,076
Valero Energy Corp.
    9.375%, 03/15/19.............................       593     650,409
    3.400%, 09/15/26.............................     3,964   3,963,604
Verizon Communications, Inc.
    2.946%, 03/15/22.............................       324     328,865
    3.500%, 11/01/24.............................     1,200   1,224,099
##  3.376%, 02/15/25.............................    16,814  16,914,755
    2.625%, 08/15/26.............................     2,050   1,933,507
Viacom, Inc.
    2.750%, 12/15/19.............................       296     297,613
#   4.500%, 03/01/21.............................     1,878   1,972,177
    4.250%, 09/01/23.............................       647     666,078
    3.875%, 04/01/24.............................     7,996   8,022,457
Visa, Inc.
    3.150%, 12/14/25.............................    14,725  15,037,784
Wal-Mart Stores, Inc.
    2.550%, 04/11/23.............................     6,827   6,885,346
    3.300%, 04/22/24.............................     6,782   7,083,986
    7.550%, 02/15/30.............................    11,147  16,235,018
Walgreen Co.
    3.100%, 09/15/22.............................     6,887   6,979,873
Walgreens Boots Alliance, Inc.
    3.300%, 11/18/21.............................    12,978  13,323,652
    3.450%, 06/01/26.............................     3,000   2,946,736

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^     VALUE+
                                                    -------     ------
                                                     (000)
UNITED STATES -- (Continued)
Walt Disney Co. (The)
    2.150%, 09/17/20.............................       821 $      824,451
    3.150%, 09/17/25.............................     6,474      6,634,598
Waste Management, Inc.
    4.600%, 03/01/21.............................     1,852      1,982,787
    3.500%, 05/15/24.............................     5,000      5,186,239
    3.125%, 03/01/25.............................     3,500      3,537,898
WEC Energy Group, Inc.
    2.450%, 06/15/20.............................     1,677      1,688,827
Wells Fargo & Co.
    2.600%, 07/22/20.............................       300        303,967
    3.500%, 03/08/22.............................     8,870      9,212,494
    3.000%, 02/19/25.............................    16,454     16,322,350
    3.000%, 04/22/26.............................     2,803      2,748,830
Western Union Co. (The)
    5.253%, 04/01/20.............................     2,310      2,470,462
WestRock MWV LLC
    8.200%, 01/15/30.............................    15,547     21,845,364
Whirlpool Corp.
    4.700%, 06/01/22.............................     1,942      2,097,734
#   3.700%, 05/01/25.............................    12,588     12,978,522
Williams Partners L.P.
    4.000%, 09/15/25.............................    11,750     12,134,626
    3.750%, 06/15/27.............................     1,400      1,404,506
Wisconsin Electric Power Co.
    3.100%, 06/01/25.............................     3,237      3,248,109
Wm Wrigley Jr Co.
##  2.900%, 10/21/19.............................       176        178,643
Wyndham Worldwide Corp.
    3.900%, 03/01/23.............................     7,629      7,607,084
Xerox Corp.
    4.070%, 03/17/22.............................     1,138      1,156,389
#   3.800%, 05/15/24.............................     4,340      4,294,264
Xilinx, Inc.
    3.000%, 03/15/21.............................       989      1,006,121
Zimmer Biomet Holdings, Inc.
#   3.550%, 04/01/25.............................     5,700      5,798,499
Zoetis, Inc.
    3.000%, 09/12/27.............................     5,400      5,286,209
                                                            --------------
TOTAL UNITED STATES..............................            3,102,293,451
                                                            --------------
TOTAL BONDS......................................            4,279,478,031
                                                            --------------
AGENCY OBLIGATIONS -- (19.1%)
Federal Farm Credit Bank
    5.100%, 09/03/19.............................     2,695      2,861,920
    5.320%, 09/03/19.............................     6,379      6,799,434
    5.150%, 11/15/19.............................     5,294      5,658,518
    4.670%, 05/07/20.............................     1,677      1,798,364
    5.350%, 08/07/20.............................     2,007      2,199,232
    3.650%, 12/21/20.............................    13,178     13,874,049
    5.250%, 03/02/21.............................     1,827      2,017,328
    5.220%, 02/22/22.............................     1,497      1,683,637
    5.210%, 12/19/22.............................     6,349      7,279,490

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
    4.800%, 02/13/23.............................       583 $   657,432
    5.250%, 03/06/23.............................     1,797   2,060,365
    5.220%, 05/15/23.............................    14,406  16,552,638
    2.630%, 08/03/26.............................     5,827   5,791,782
    5.770%, 01/05/27.............................     1,942   2,429,898
Federal Home Loan Bank
    1.250%, 06/08/18.............................     9,375   9,371,766
    4.750%, 06/08/18.............................     3,170   3,232,890
    2.000%, 09/14/18.............................    14,660  14,721,572
    1.750%, 12/14/18.............................    24,920  24,964,856
    1.500%, 03/08/19.............................    11,350  11,340,920
    1.875%, 03/08/19.............................    16,720  16,781,312
    5.375%, 05/15/19.............................    16,985  17,964,831
    1.625%, 06/14/19.............................    16,120  16,125,561
    5.125%, 08/15/19.............................     1,585   1,681,947
#   1.375%, 09/13/19.............................     1,495   1,487,201
    4.500%, 09/13/19.............................    11,070  11,623,843
    4.125%, 12/13/19.............................     7,785   8,176,648
    1.875%, 03/13/20.............................    37,695  37,834,245
    4.125%, 03/13/20.............................    26,870  28,364,456
    3.000%, 03/18/20.............................     5,415   5,575,723
    3.375%, 06/12/20.............................     8,535   8,881,632
#   2.875%, 09/11/20.............................     4,405   4,535,102
    4.625%, 09/11/20.............................     7,680   8,252,744
    3.125%, 12/11/20.............................     1,795   1,865,217
    5.250%, 12/11/20.............................     2,260   2,491,810
    1.750%, 03/12/21.............................    12,110  12,076,976
    5.000%, 03/12/21.............................     1,555   1,713,694
    2.250%, 06/11/21.............................    20,965  21,244,401
    3.625%, 06/11/21.............................     3,005   3,188,206
    5.625%, 06/11/21.............................    11,075  12,518,593
    2.375%, 09/10/21.............................    11,785  11,998,886
#   3.000%, 09/10/21.............................     9,355   9,717,497
    2.625%, 12/10/21.............................    32,225  33,009,131
    5.000%, 12/10/21.............................    13,625  15,232,491
    2.250%, 03/11/22.............................     2,995   3,009,334
    2.500%, 03/11/22.............................     3,295   3,359,384
    5.250%, 06/10/22.............................     2,470   2,807,580
    5.750%, 06/10/22.............................     5,840   6,727,382
#   2.000%, 09/09/22.............................     4,860   4,838,689
    5.375%, 09/30/22.............................    18,980  21,877,145
    5.250%, 12/09/22.............................     4,490   5,162,310
    4.750%, 03/10/23.............................    14,735  16,623,555
    3.250%, 06/09/23.............................    10,480  11,084,927
    2.500%, 12/08/23.............................    10,000  10,153,520
    3.250%, 03/08/24.............................    29,750  31,441,882
    2.875%, 06/14/24.............................     4,900   5,066,933
    5.375%, 08/15/24.............................     5,555   6,587,097
    5.365%, 09/09/24.............................       600     714,389
    2.875%, 09/13/24.............................    66,000  68,171,994
    2.750%, 12/13/24.............................    76,000  77,741,692
    4.375%, 03/13/26.............................     6,020   6,833,699
    5.750%, 06/12/26.............................    11,915  14,777,245
Federal Home Loan Mortgage Corp.
    1.750%, 05/30/19.............................       529     530,315
    6.750%, 09/15/29.............................    17,421  24,386,177
    6.750%, 03/15/31.............................    22,491  32,454,243

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT^     VALUE+
                                                    -------     ------
                                                     (000)
Federal National Mortgage Association
    1.875%, 09/18/18.............................     1,499 $    1,504,218
    1.875%, 02/19/19.............................     1,058      1,062,373
#   1.500%, 06/22/20.............................     4,549      4,524,158
#   1.250%, 05/06/21.............................     5,000      4,903,070
    2.000%, 01/05/22.............................    23,000     22,999,862
    2.625%, 09/06/24.............................   143,700    146,675,165
    2.125%, 04/24/26.............................    44,200     42,979,108
#   1.875%, 09/24/26.............................   101,400     96,065,042
    6.250%, 05/15/29.............................    53,322     71,720,969
    7.125%, 01/15/30.............................     6,474      9,360,860
    7.250%, 05/15/30.............................    11,550     17,001,126
    6.625%, 11/15/30.............................   111,500    158,121,718
Tennessee Valley Authority
    1.750%, 10/15/18.............................     3,237      3,243,746
    3.875%, 02/15/21.............................    31,741     33,779,058
#   1.875%, 08/15/22.............................    38,243     37,905,314
#   2.875%, 09/15/24.............................    55,925     57,680,709
    6.750%, 11/01/25.............................    25,623     33,392,329
    2.875%, 02/01/27.............................    17,000     17,401,064
    7.125%, 05/01/30.............................    43,131     62,535,723
                                                            --------------
TOTAL AGENCY OBLIGATIONS.........................            1,604,843,342
                                                            --------------
U.S. TREASURY OBLIGATIONS -- (26.2%)
U.S. Treasury Bonds
    8.125%, 05/15/21.............................    37,017     45,037,954
#   8.125%, 08/15/21.............................    35,789     43,992,756
#   7.250%, 08/15/22.............................    28,959     35,903,876
    6.250%, 08/15/23.............................    51,741     63,441,215
    7.500%, 11/15/24.............................    49,948     67,199,033
    6.875%, 08/15/25.............................    40,371     53,749,536
    6.000%, 02/15/26.............................    44,667     57,226,617
    6.750%, 08/15/26.............................    39,317     53,247,161
#   6.625%, 02/15/27.............................    45,173     61,457,539
    6.125%, 11/15/27.............................    29,750     39,780,166
    5.250%, 11/15/28.............................    36,868     47,090,101
    5.250%, 02/15/29.............................    70,850     90,770,643

                                                          FACE
                                                         AMOUNT^       VALUE+
                                                         -------       ------
                                                          (000)
      6.125%, 08/15/29.............................         25,884 $   35,755,767
      6.250%, 05/15/30.............................         26,011     36,735,908
      5.375%, 02/15/31.............................        111,000    147,898,829
U.S. Treasury Notes
      1.875%, 06/30/20.............................         22,462     22,561,825
      2.000%, 07/31/20.............................         23,360     23,535,502
      2.000%, 09/30/20.............................         52,328     52,720,158
      3.625%, 02/15/21.............................         39,500     41,805,196
      3.125%, 05/15/21.............................         49,865     52,072,125
      1.125%, 07/31/21.............................         25,000     24,330,078
      1.250%, 10/31/21.............................         50,000     48,751,953
      2.000%, 10/31/21.............................         54,757     54,964,678
      1.625%, 08/15/22.............................         90,000     88,498,828
      1.500%, 02/28/23.............................         77,200     74,989,547
      1.500%, 03/31/23.............................         88,000     85,387,500
      1.750%, 05/15/23.............................         69,000     67,746,680
      2.750%, 02/15/24.............................         71,662     74,083,185
      2.500%, 05/15/24.............................         98,000     99,795,390
      2.250%, 11/15/24.............................         58,500     58,538,847
      2.125%, 05/15/25.............................        110,000    108,865,625
      2.000%, 08/15/25.............................         94,000     92,042,891
      2.250%, 11/15/25.............................         44,700     44,520,152
      1.625%, 02/15/26.............................         45,000     42,635,742
      1.625%, 05/15/26.............................         77,000     72,774,024
      1.500%, 08/15/26.............................        105,000     97,990,430
                                                                   --------------
TOTAL U.S. TREASURY OBLIGATIONS....................                 2,207,897,457
                                                                   --------------
TOTAL INVESTMENT SECURITIES........................                 8,092,218,830
                                                                   --------------

                                                         SHARES
                                                    -    ------          -
SECURITIES LENDING COLLATERAL -- (3.8%)
(S)@  DFA Short Term Investment Fund...............     27,626,988    319,671,877
                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $8,379,025,623)............................                 $8,411,890,707
                                                                   ==============

At October 31, 2017, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                                     UNREALIZED
                                                                                      FOREIGN
                                                                                      EXCHANGE
                                                                                    APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD         COUNTERPARTY           SETTLEMENT DATE   (DEPRECIATION)
------------------ --------------- ---------------------------- ------------------ --------------
USD.. 13,928,494   EUR  11,796,211 State Street Bank and Trust       01/17/18        $  125,578
USD.. 61,621,941   SEK 499,830,479 State Street Bank and Trust       01/18/18         1,619,969
USD.. 24,594,407   CAD  31,082,783 Barclays Capital                  01/23/18           479,972
                                                                                     ----------
                                                                TOTAL APPRECIATION   $2,225,519
                                                                                     ==========

DFA INVESTMENT GRADE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                          ---------------------------------------------
                                          LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                          ------- -------------- ------- --------------
Bonds
  Australia..............................   --    $  157,140,216   --    $  157,140,216
  Austria................................   --         1,959,913   --         1,959,913
  Belgium................................   --        17,287,365   --        17,287,365
  Canada.................................   --       131,458,762   --       131,458,762
  Denmark................................   --         8,670,703   --         8,670,703
  Finland................................   --         2,451,383   --         2,451,383
  France.................................   --        74,367,347   --        74,367,347
  Germany................................   --        81,042,999   --        81,042,999
  Ireland................................   --        42,349,776   --        42,349,776
  Italy..................................   --        11,968,728   --        11,968,728
  Japan..................................   --       101,855,698   --       101,855,698
  Netherlands............................   --       169,618,371   --       169,618,371
  Norway.................................   --        19,300,414   --        19,300,414
  Spain..................................   --        40,018,997   --        40,018,997
  Supranational Organization Obligations.   --        18,113,047   --        18,113,047
  Sweden.................................   --        61,437,701   --        61,437,701
  Switzerland............................   --        82,527,061   --        82,527,061
  United Kingdom.........................   --       155,616,099   --       155,616,099
  United States..........................   --     3,102,293,451   --     3,102,293,451
Agency Obligations.......................   --     1,604,843,342   --     1,604,843,342
U.S. Treasury Obligations................   --     2,207,897,457   --     2,207,897,457
Securities Lending Collateral............   --       319,671,877   --       319,671,877
Forward Currency Contracts**.............   --         2,225,519   --         2,225,519
                                            --    --------------   --    --------------
TOTAL....................................   --    $8,414,116,226   --    $8,414,116,226
                                            ==    ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DFA DIVERSIFIED FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                               FACE
                                                              AMOUNT^      VALUE+
                                                             ---------- ------------
                                                               (000)
U.S. TREASURY OBLIGATIONS -- (19.8%)
Treasury Inflation Protected Security
 0.125%, 04/15/18...........................................      3,689 $  3,917,861
 0.125%, 04/15/19...........................................      7,600    7,983,503
 0.125%, 04/15/20...........................................     12,707   13,366,963
 0.125%, 04/15/21...........................................     25,686   26,648,218
 0.125%, 01/15/22...........................................     10,500   11,403,484
 0.625%, 01/15/24...........................................      6,400    6,859,690
 2.375%, 01/15/25...........................................     23,573   34,988,548
                                                                        ------------
TOTAL U.S. TREASURY OBLIGATIONS.............................             105,168,267
                                                                        ------------

                                                              SHARES
                                                             ----------
AFFILIATED INVESTMENT COMPANIES -- (79.5%)
 Investment in DFA Two-Year Global Fixed Income Portfolio
   of DFA Investment Dimensions Group Inc................... 15,878,092  158,622,140
 Investment in DFA Intermediate Government Fixed Income
   Portfolio of DFA Investment Dimensions Group Inc......... 21,183,570  263,735,450
                                                                        ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........             422,357,590
                                                                        ------------
TOTAL INVESTMENT SECURITIES.................................             527,525,857
                                                                        ------------
TEMPORARY CASH INVESTMENTS -- (0.7%)
 State Street Institutional U.S. Government Money Market
   Fund, 0.960%.............................................  3,870,578    3,870,578
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $533,822,209)...........            $531,396,435
                                                                        ============

Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ----------------------------------------------
                                      LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                    ------------ ------------ ------- ------------
U.S. Treasury Obligations..........           -- $105,168,267   --    $105,168,267
Affiliated Investment Companies.... $422,357,590           --   --     422,357,590
Temporary Cash Investments.........    3,870,578           --   --       3,870,578
                                    ------------ ------------   --    ------------
TOTAL.............................. $426,228,168 $105,168,267   --    $531,396,435
                                    ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                              DFA LTIP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                               FACE
                                                             AMOUNT^^^    VALUE+
                                                             --------- ------------
                                                               (000)
U.S. TREASURY OBLIGATIONS -- (100.0%)
Treasury Inflation Protected Security
 0.625%, 02/15/43...........................................  $23,842  $ 23,820,882
 1.375%, 02/15/44...........................................   20,928    24,355,753
 0.750%, 02/15/45...........................................   37,581    37,465,475
 1.000%, 02/15/46...........................................   35,890    37,807,347
                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS.............................            123,449,457
                                                                       ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $121,395,029)...........           $123,449,457
                                                                       ============

Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                    LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                    ------- ------------ ------- ------------
U.S. Treasury Obligations..........   --    $123,449,457   --    $123,449,457
                                      --    ------------   --    ------------
TOTAL..............................   --    $123,449,457   --    $123,449,457
                                      ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                FACE
                                                              AMOUNT^^^      VALUE+
                                                             ----------- --------------
                                                                (000)
U.S. TREASURY OBLIGATIONS -- (99.6%)
Treasury Inflation Protected Security
 0.125%, 07/15/22........................................... $    78,500 $   84,061,410
 0.125%, 01/15/23...........................................     255,300    270,317,145
 0.375%, 07/15/23...........................................     225,000    239,910,543
 0.625%, 01/15/24...........................................     248,000    265,812,971
 0.125%, 07/15/24...........................................     240,000    245,175,651
 0.250%, 01/15/25...........................................     308,000    315,684,080
 2.375%, 01/15/25...........................................     168,000    249,353,131
 0.375%, 07/15/25...........................................     320,000    330,909,835
 0.625%, 01/15/26...........................................     358,000    374,445,780
 2.000%, 01/15/26...........................................     172,800    239,846,235
 0.125%, 07/15/26...........................................     363,700    362,004,187
 0.375%, 01/15/27...........................................     108,000    108,289,366
 2.375%, 01/15/27...........................................     147,500    209,381,177
 1.750%, 01/15/28...........................................     147,700    193,506,170
 3.625%, 04/15/28...........................................     124,500    246,944,994
 2.500%, 01/15/29...........................................     165,500    228,002,739
 3.875%, 04/15/29...........................................     131,745    266,833,524
 3.375%, 04/15/32...........................................      54,000    102,639,446
                                                                         --------------
TOTAL U.S. TREASURY OBLIGATIONS.............................              4,333,118,384
                                                                         --------------

                                                               SHARES
                                                             -----------
TEMPORARY CASH INVESTMENTS -- (0.4%)
State Street Institutional U.S. Government Money Market
 Fund, 0.960%...............................................  15,716,120     15,716,120
                                                                         --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $4,293,655,486).........             $4,348,834,504
                                                                         ==============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -------------------------------------------------
                                      LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                    ----------- -------------- ------- --------------
U.S. Treasury Obligations..........          -- $4,333,118,384   --    $4,333,118,384
Temporary Cash Investments......... $15,716,120             --   --        15,716,120
                                    ----------- --------------   --    --------------
TOTAL.............................. $15,716,120 $4,333,118,384   --    $4,348,834,504
                                    =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-DURATION REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
BONDS -- (92.0%)
AUSTRALIA -- (6.0%)
Australia & New Zealand Banking Group, Ltd.
    1.450%, 05/15/18.............................         358 $   357,829
    2.550%, 11/23/21.............................       2,700   2,704,025
    2.625%, 05/19/22.............................         250     250,655
Commonwealth Bank of Australia
    2.500%, 09/20/18.............................         916     922,685
    2.250%, 03/13/19.............................       5,000   5,027,142
##  2.750%, 03/10/22.............................       5,000   5,054,629
    2.750%, 03/10/22.............................         200     202,185
    3.250%, 03/31/22............................. AUD   4,800   3,721,922
    0.500%, 07/11/22............................. EUR   2,500   2,942,296
Macquarie Group, Ltd.
##  3.000%, 12/03/18.............................       5,174   5,229,617
National Australia Bank, Ltd.
    2.250%, 07/01/19.............................       3,500   3,519,928
    2.800%, 01/10/22.............................      15,000  15,200,779
    0.875%, 01/20/22............................. EUR   1,700   2,037,303
    2.500%, 05/22/22.............................       1,635   1,633,109
    0.350%, 09/07/22............................. EUR     500     584,463
Westpac Banking Corp.
    2.600%, 11/23/20.............................      12,000  12,143,765
    2.100%, 05/13/21.............................         461     457,687
    2.800%, 01/11/22.............................       7,185   7,302,810
    0.250%, 01/17/22............................. EUR     450     525,697
                                                              -----------
TOTAL AUSTRALIA..................................              69,818,526
                                                              -----------

AUSTRIA -- (1.0%)
Oesterreichische Kontrollbank AG
    2.375%, 10/01/21.............................       6,200   6,263,727
Republic of Austria Government Bond
##  0.0%, 09/20/22............................... EUR   4,000   4,710,735
                                                              -----------
TOTAL AUSTRIA                                                  10,974,462
                                                              -----------

BELGIUM -- (0.1%)
Anheuser-Busch InBev Worldwide, Inc.
    5.375%, 01/15/20.............................       1,510   1,619,796
                                                              -----------

CANADA -- (12.8%)
Bank of Montreal
    2.375%, 01/25/19.............................          24      24,146
    1.900%, 08/27/21.............................       7,000   6,879,821
Bank of Nova Scotia (The)
    2.350%, 10/21/20.............................      11,405  11,464,230

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                   -  -------    ------
                                                       (000)
CANADA -- (Continued)
Canada Housing Trust No. 1
##  1.750%, 06/15/22............................. CAD   4,000 $  3,075,203
CPPIB Capital, Inc.
##  2.250%, 01/25/22.............................       2,000    2,001,876
Export Development Canada
    1.375%, 10/21/21.............................       5,000    4,869,910
Goldcorp, Inc.
    2.125%, 03/15/18.............................       2,000    2,001,752
Petro-Canada
    6.050%, 05/15/18.............................         429      438,881
Potash Corp. of Saskatchewan, Inc.
    3.250%, 12/01/17.............................         123      123,136
Province of British Columbia Canada
    2.650%, 09/22/21.............................       2,000    2,038,314
Province of Manitoba Canada
    2.125%, 05/04/22.............................       8,500    8,424,267
Province of Ontario Canada
    4.000%, 10/07/19.............................       9,000    9,350,534
    1.875%, 05/21/20.............................       1,000      996,363
    2.500%, 09/10/21.............................       3,221    3,253,387
    2.400%, 02/08/22.............................       6,000    6,025,411
    1.350%, 03/08/22............................. CAD   2,400    1,810,501
    3.150%, 06/02/22............................. CAD  13,000   10,567,677
Province of Quebec Canada
    3.500%, 07/29/20.............................       5,000    5,199,414
    4.250%, 12/01/21............................. CAD  10,000    8,442,679
    2.375%, 01/31/22.............................       6,000    6,026,100
Royal Bank of Canada
    1.800%, 07/30/18.............................         980      980,841
    2.150%, 03/15/19.............................       1,700    1,709,134
    1.500%, 07/29/19.............................       5,000    4,966,093
    2.350%, 10/30/20.............................       6,000    6,039,077
    1.968%, 03/02/22............................. CAD   2,300    1,763,179
    2.000%, 03/21/22............................. CAD  11,000    8,439,330
Toronto-Dominion Bank (The)
    2.625%, 09/10/18.............................         715      720,682
    2.125%, 07/02/19.............................       7,600    7,634,766
#   2.250%, 11/05/19.............................       4,979    5,009,895
    2.500%, 12/14/20.............................      10,000   10,100,555
    1.994%, 03/23/22............................. CAD   3,700    2,840,319
Total Capital Canada, Ltd.
    1.125%, 03/18/22............................. EUR   5,000    6,088,039
                                                              ------------
TOTAL CANADA.....................................              149,305,512
                                                              ------------

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
DENMARK -- (0.3%)
Danske Bank A.S.
##  2.750%, 09/17/20.............................       3,000 $ 3,033,181
                                                              -----------

FINLAND -- (0.9%)
Municipality Finance P.L.C.
    1.250%, 04/18/19.............................      10,000   9,923,400
    2.375%, 03/15/22.............................         650     653,991
                                                              -----------
TOTAL FINLAND....................................              10,577,391
                                                              -----------

FRANCE -- (2.2%)
Airgas, Inc.
    2.375%, 02/15/20.............................       4,000   4,018,508
BNP Paribas SA
    2.375%, 05/21/20.............................         500     504,611
BPCE SA
    2.500%, 07/15/19.............................       2,000   2,016,150
    2.650%, 02/03/21.............................       1,300   1,312,350
Electricite de France SA
##  2.350%, 10/13/20.............................       1,000   1,003,617
French Republic Government Bond OAT
    3.000%, 04/25/22............................. EUR   2,500   3,348,034
Pernod Ricard SA
##  5.750%, 04/07/21.............................       5,000   5,541,379
Sanofi
    4.000%, 03/29/21.............................         290     306,781
Total Capital International SA
    2.100%, 06/19/19.............................       7,000   7,038,228
                                                              -----------
TOTAL FRANCE.....................................              25,089,658
                                                              -----------

GERMANY -- (3.3%)
Bayer U.S. Finance LLC
##  2.375%, 10/08/19.............................       2,500   2,513,055
Daimler Finance North America LLC
##  2.700%, 08/03/20.............................       3,085   3,124,042
Deutsche Bank AG
    2.950%, 08/20/20.............................       1,900   1,918,198
Deutsche Telekom International Finance BV
    6.000%, 07/08/19.............................         509     542,699
##  1.500%, 09/19/19.............................       5,570   5,505,615
FMS Wertmanagement AoeR
    1.375%, 06/08/21.............................       9,000   8,802,572
Kreditanstalt fuer Wiederaufbau
    1.875%, 06/30/20.............................       4,000   4,001,960
    2.750%, 09/08/20.............................       2,000   2,047,780
    2.900%, 06/06/22............................. AUD   2,000   1,550,652
NRW Bank
    0.0%, 08/10/22............................... EUR   3,500   4,083,823

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
GERMANY -- (Continued)
Volkswagen Group of America Finance LLC
##  2.400%, 05/22/20.............................       4,000 $ 4,012,434
                                                              -----------
TOTAL GERMANY....................................              38,102,830
                                                              -----------

IRELAND -- (1.1%)
GE Capital European Funding Unlimited Co.
    0.800%, 01/21/22............................. EUR   2,400   2,868,544
GE Capital International Funding Co., Unlimited
 Co.
    2.342%, 11/15/20.............................      10,000  10,047,400
                                                              -----------
TOTAL IRELAND....................................              12,915,944
                                                              -----------

ITALY -- (0.2%)
Intesa Sanpaolo SpA
    3.875%, 01/16/18.............................       2,000   2,008,086
                                                              -----------

JAPAN -- (4.7%)
American Honda Finance Corp.
    2.450%, 09/24/20.............................       3,000   3,030,280
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
##  2.300%, 03/05/20.............................       3,900   3,906,558
Beam Suntory, Inc.
    1.750%, 06/15/18.............................       1,431   1,427,772
Development Bank of Japan, Inc.
    1.875%, 10/03/18.............................         594     593,638
Japan Finance Organization for Municipalities
    1.375%, 02/05/18.............................       5,000   4,990,945
Mizuho Bank, Ltd.
##  2.700%, 10/20/20.............................       1,000   1,009,153
Nissan Motor Acceptance Corp.
##  2.125%, 03/03/20.............................       2,250   2,249,943
Nomura Holdings, Inc.
    2.750%, 03/19/19.............................       1,500   1,513,796
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19.............................       2,673   2,688,280
    2.450%, 01/16/20.............................       2,000   2,014,056
Sumitomo Mitsui Financial Group, Inc.
    2.058%, 07/14/21.............................         400     393,620
Toyota Credit Canada, Inc.
    2.020%, 02/28/22............................. CAD   4,000   3,065,499
    2.350%, 07/18/22............................. CAD   3,000   2,323,215

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
JAPAN -- (Continued)
Toyota Motor Credit Corp.
    2.100%, 01/17/19.............................       8,526 $ 8,558,707
    4.500%, 06/17/20.............................       1,900   2,017,401
    1.900%, 04/08/21.............................      10,500  10,409,274
    2.600%, 01/11/22.............................       3,000   3,041,956
    3.300%, 01/12/22.............................       1,561   1,623,277
                                                              -----------
TOTAL JAPAN......................................              54,857,370
                                                              -----------

NETHERLANDS -- (5.5%)
Bank Nederlandse Gemeenten NV
    1.875%, 06/11/19.............................       5,000   5,007,475
##  2.375%, 02/01/22.............................      15,000  15,105,795
    1.000%, 03/15/22............................. GBP     750     992,463
Cooperatieve Rabobank UA
    2.250%, 01/14/19.............................       3,356   3,373,301
    4.500%, 01/11/21.............................       3,000   3,207,843
    2.750%, 01/10/22.............................       5,000   5,075,769
    4.000%, 01/11/22............................. EUR   2,950   3,998,915
ING Bank NV
##  2.750%, 03/22/21.............................       3,000   3,032,026
LyondellBasell Industries NV
    6.000%, 11/15/21.............................       1,000   1,123,159
Mylan, Inc.
    2.550%, 03/28/19.............................         197     197,910
Nederlandse Waterschapsbank NV
    1.625%, 03/04/20.............................       3,000   2,979,300
Shell International Finance BV
    4.300%, 09/22/19.............................           7       7,286
    2.125%, 05/11/20.............................       2,200   2,209,557
    1.875%, 05/10/21.............................      10,000   9,922,050
    1.750%, 09/12/21.............................       6,000   5,901,051
    1.000%, 04/06/22............................. EUR   2,000   2,432,753
                                                              -----------
TOTAL NETHERLANDS................................              64,566,653
                                                              -----------

NEW ZEALAND -- (0.4%)
ASB Finance, Ltd.
    0.500%, 06/10/22............................. EUR   3,800   4,454,430
                                                              -----------

NORWAY -- (0.1%)
Statoil ASA
    1.150%, 05/15/18.............................         236     235,514
    1.950%, 11/08/18.............................         715     716,646
                                                              -----------
TOTAL NORWAY.....................................                 952,160
                                                              -----------

SPAIN -- (0.8%)
Santander UK P.L.C.
    2.500%, 03/14/19.............................         600     604,423
    2.375%, 03/16/20.............................       4,600   4,636,978

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
SPAIN -- (Continued)
Telefonica Emisiones SAU
    5.134%, 04/27/20.............................       4,250 $ 4,542,333
                                                              -----------
TOTAL SPAIN......................................               9,783,734
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.0%)
Asian Development Bank
    2.000%, 02/16/22.............................       3,000   2,988,027
European Investment Bank
    2.875%, 09/15/20.............................       2,000   2,055,198
    1.625%, 12/15/20.............................       3,000   2,972,910
    2.000%, 03/15/21.............................       7,000   7,005,992
    1.375%, 09/15/21.............................      11,500  11,209,709
International Bank for Reconstruction &
 Development
    1.625%, 03/09/21.............................       4,000   3,952,400
International Finance Corp.
    0.875%, 06/15/18.............................         215     214,207
Nordic Investment Bank
    2.125%, 02/01/22.............................       5,000   5,004,741
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              35,403,184
                                                              -----------

SWEDEN -- (7.6%)
Kommuninvest I Sverige AB
    2.000%, 11/12/19.............................       9,720   9,752,008
    0.250%, 06/01/22............................. SEK 185,000  21,870,027
Nordea Bank AB
##  2.500%, 09/17/20.............................       4,000   4,034,514
##  2.250%, 05/27/21.............................       3,800   3,784,901
Svensk Exportkredit AB
    1.875%, 06/17/19.............................      10,000  10,011,700
    1.750%, 08/28/20.............................       3,000   2,980,090
Svenska Handelsbanken AB
    2.500%, 01/25/19.............................         358     360,787
    1.875%, 09/07/21.............................         447     439,125
    0.250%, 02/28/22............................. EUR   1,900   2,224,094
Swedbank AB
    0.300%, 09/06/22............................. EUR   3,000   3,506,364
Sweden Government Bond
    3.500%, 06/01/22............................. SEK 216,500  30,187,367
                                                              -----------
TOTAL SWEDEN.....................................              89,150,977
                                                              -----------

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                  -   -------   ------
                                                       (000)
SWITZERLAND -- (0.1%)
Chubb INA Holdings, Inc.
    2.300%, 11/03/20.............................         425 $   427,928
Credit Suisse AG
    2.300%, 05/28/19.............................         625     628,286
    3.000%, 10/29/21.............................         480     490,407
                                                              -----------
TOTAL SWITZERLAND................................               1,546,621
                                                              -----------

UNITED KINGDOM -- (2.2%)
Aon Corp.
    5.000%, 09/30/20.............................       2,710   2,914,962
AstraZeneca P.L.C.
    2.375%, 11/16/20.............................       5,071   5,091,741
Barclays P.L.C.
    2.750%, 11/08/19.............................       2,000   2,019,060
    3.250%, 01/12/21.............................       1,500   1,524,140
BP Capital Markets P.L.C.
    4.500%, 10/01/20.............................       3,750   3,998,404
British Telecommunications P.L.C.
    2.350%, 02/14/19.............................         700     704,065
HSBC Holdings P.L.C.
    4.000%, 03/30/22.............................         700     739,752
HSBC USA, Inc.
    2.375%, 11/13/19.............................       3,281   3,305,090
Lloyds Banking Group P.L.C.
    3.000%, 01/11/22.............................       1,000   1,012,306
Nationwide Building Society
##  2.350%, 01/21/20.............................       3,500   3,518,453
Unilever Capital Corp.
    4.250%, 02/10/21.............................       1,200   1,276,258
                                                              -----------
TOTAL UNITED KINGDOM.............................              26,104,231
                                                              -----------

UNITED STATES -- (39.7%)
Abbott Laboratories
    4.125%, 05/27/20............................. $     4,000   4,185,987
    2.800%, 09/15/20.............................       3,500   3,553,544
AbbVie, Inc.
    2.500%, 05/14/20.............................       6,000   6,047,594
Aetna, Inc.
    2.200%, 03/15/19.............................         340     341,004
Aflac, Inc.
    2.400%, 03/16/20.............................         815     821,403
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................         153     153,000
Alphabet, Inc.
    3.625%, 05/19/21.............................       3,500   3,679,308
Altria Group, Inc.
    4.750%, 05/05/21.............................         500     542,392

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                  -   -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Amazon.com, Inc.
    2.600%, 12/05/19.............................       2,700 $2,744,558
American Express Credit Corp.
    2.375%, 05/26/20.............................         800    805,450
American International Group, Inc.
    2.300%, 07/16/19.............................       2,062  2,071,082
    3.375%, 08/15/20.............................       3,000  3,098,030
    3.300%, 03/01/21.............................         500    514,680
Ameriprise Financial, Inc.
    7.300%, 06/28/19.............................       1,360  1,475,253
    5.300%, 03/15/20.............................       1,000  1,070,720
Amgen, Inc.
    2.200%, 05/22/19.............................       4,311  4,328,185
Amphenol Corp.
    2.550%, 01/30/19.............................       3,800  3,828,146
Anthem, Inc.
    1.875%, 01/15/18.............................         420    420,346
Apple, Inc.
    2.250%, 02/23/21.............................       5,000  5,025,086
    2.500%, 02/09/22.............................       7,828  7,908,523
    2.300%, 05/11/22.............................       7,500  7,501,677
Assurant, Inc.
    2.500%, 03/15/18.............................         715    717,447
AT&T, Inc.
    5.800%, 02/15/19.............................       2,444  2,561,555
    2.450%, 06/30/20.............................       1,331  1,343,373
    4.600%, 02/15/21.............................       1,000  1,068,709
AutoZone, Inc.
    3.700%, 04/15/22.............................         750    779,360
Bank of America Corp.
    2.600%, 01/15/19.............................         730    734,763
    2.625%, 10/19/20.............................       2,500  2,522,114
Bank of New York Mellon Corp. (The)
    4.600%, 01/15/20.............................       1,200  1,267,450
    2.150%, 02/24/20.............................       1,200  1,204,490
BB&T Corp.
    1.450%, 01/12/18.............................         141    141,000
    6.850%, 04/30/19.............................       2,000  2,144,261
    2.050%, 05/10/21.............................         731    726,217
Becton Dickinson and Co.
    3.250%, 11/12/20.............................       3,250  3,322,695
    3.125%, 11/08/21.............................       3,000  3,063,149
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.............................       7,000  7,044,407
Biogen, Inc.
    2.900%, 09/15/20.............................       1,500  1,531,124
BlackRock, Inc.
    5.000%, 12/10/19.............................       2,000  2,128,058
Boston Scientific Corp.
    2.650%, 10/01/18.............................       2,000  2,014,119
    6.000%, 01/15/20.............................         500    539,736
Bristol-Myers Squibb Co.
    1.750%, 03/01/19.............................         500    499,779

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                  -   -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Buckeye Partners L.P.
    6.050%, 01/15/18.............................       1,310 $ 1,320,505
    2.650%, 11/15/18.............................         261     262,628
Capital One Bank USA NA
    2.300%, 06/05/19.............................       2,000   2,003,608
Capital One Financial Corp.
    2.450%, 04/24/19.............................         900     904,831
Caterpillar Financial Services Corp.
    2.450%, 09/06/18.............................         545     548,886
    1.700%, 08/09/21.............................       1,000     980,200
CBS Corp.
    2.300%, 08/15/19.............................       2,000   2,012,339
CenterPoint Energy Resources Corp.
    6.125%, 11/01/17.............................          39      39,000
Charles Schwab Corp. (The)
    2.200%, 07/25/18.............................         372     373,244
Chevron Corp.
    1.104%, 12/05/17.............................         383     382,911
    2.427%, 06/24/20.............................       3,010   3,050,030
    2.419%, 11/17/20.............................      14,000  14,155,449
    2.100%, 05/16/21.............................       1,375   1,374,204
    2.498%, 03/03/22.............................       3,000   3,032,283
Cisco Systems, Inc.
    4.450%, 01/15/20.............................       4,940   5,211,593
    2.450%, 06/15/20.............................       4,400   4,459,154
    2.200%, 02/28/21.............................       3,000   3,007,267
    1.850%, 09/20/21.............................      14,000  13,827,841
Citigroup, Inc.
    2.500%, 09/26/18.............................         501     503,902
    2.050%, 06/07/19.............................       3,000   2,998,751
    2.400%, 02/18/20.............................       3,000   3,014,947
CNA Financial Corp.
    5.750%, 08/15/21.............................         880     973,887
Coca-Cola Co. (The)
    2.450%, 11/01/20.............................       3,000   3,049,328
    1.550%, 09/01/21.............................       2,500   2,465,130
    3.300%, 09/01/21.............................       1,000   1,044,769
Comcast Corp.
    6.300%, 11/15/17.............................         286     286,503
    5.150%, 03/01/20.............................       1,900   2,040,422
Comerica, Inc.
    2.125%, 05/23/19.............................       1,450   1,450,630
ConocoPhillips Co.
    1.050%, 12/15/17.............................         809     808,654
    4.200%, 03/15/21.............................       1,400   1,486,721
Constellation Brands, Inc.
    2.700%, 05/09/22.............................       5,000   5,012,639
CVS Health Corp.
    2.250%, 08/12/19.............................       2,500   2,504,078
    2.125%, 06/01/21.............................         500     492,565

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Dollar General Corp.
    1.875%, 04/15/18.............................         921 $  921,190
Dominion Energy, Inc.
    2.500%, 12/01/19.............................       3,500  3,523,567
Dr. Pepper Snapple Group, Inc.
    2.600%, 01/15/19.............................       1,000  1,006,336
DTE Energy Co.
    2.400%, 12/01/19.............................       4,000  4,015,256
eBay, Inc.
    2.200%, 08/01/19.............................       4,346  4,361,415
EI du Pont de Nemours & Co.
    6.000%, 07/15/18.............................         183    188,439
Electronic Arts, Inc.
    3.700%, 03/01/21.............................       2,000  2,077,517
Eversource Energy
    1.450%, 05/01/18.............................         235    234,732
Exelon Generation Co. LLC
    2.950%, 01/15/20.............................       2,600  2,639,833
    4.000%, 10/01/20.............................         600    626,945
Express Scripts Holding Co.
    2.250%, 06/15/19.............................       1,000  1,002,938
    3.900%, 02/15/22.............................       1,866  1,952,956
Exxon Mobil Corp.
    1.819%, 03/15/19.............................       3,427  3,435,231
    1.912%, 03/06/20.............................       2,400  2,403,117
    2.222%, 03/01/21.............................       5,824  5,860,936
Fidelity National Information Services, Inc.
    2.250%, 08/15/21.............................       5,000  4,961,961
Fifth Third Bank
    2.375%, 04/25/19.............................       2,003  2,015,008
Ford Motor Credit Co. LLC
    5.000%, 05/15/18.............................         984  1,000,961
    3.157%, 08/04/20.............................       1,200  1,224,756
    3.336%, 03/18/21.............................       2,128  2,184,507
GATX Corp.
    2.500%, 07/30/19.............................         200    200,820
General Electric Co.
    0.375%, 05/17/22............................. EUR   4,400  5,160,042
General Motors Financial Co., Inc.
    3.200%, 07/06/21.............................       7,200  7,345,587
Georgia Power Co.
    4.250%, 12/01/19.............................       2,065  2,159,653
Gilead Sciences, Inc.
    2.550%, 09/01/20.............................       1,000  1,012,824
Goldman Sachs Group, Inc. (The)
    2.550%, 10/23/19.............................       4,900  4,937,490

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                  -   -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Halliburton Co.
    2.000%, 08/01/18.............................       2,470 $2,474,467
Harris Corp.
    2.700%, 04/27/20.............................       4,500  4,546,128
Hewlett Packard Enterprise Co.
    3.600%, 10/15/20.............................       3,800  3,929,528
Home Depot, Inc. (The)
    2.000%, 06/15/19.............................         190    190,855
HP, Inc.
    4.300%, 06/01/21.............................       1,567  1,659,117
Humana, Inc.
    2.625%, 10/01/19.............................       3,000  3,033,950
Huntington National Bank (The)
    2.400%, 04/01/20.............................       2,600  2,612,231
Indiana Michigan Power Co.
    7.000%, 03/15/19.............................       2,000  2,133,512
Intel Corp.
    2.450%, 07/29/20.............................         127    128,835
Intercontinental Exchange, Inc.
    2.750%, 12/01/20.............................         268    273,443
International Business Machines Corp.
    1.250%, 02/08/18.............................         100     99,949
#   1.950%, 02/12/19.............................       2,277  2,284,726
    1.625%, 05/15/20.............................       1,390  1,381,564
Jefferies Group LLC
    5.125%, 04/13/18.............................         134    136,067
JM Smucker Co. (The)
    2.500%, 03/15/20.............................       3,320  3,345,445
John Deere Capital Corp.
    2.050%, 03/10/20.............................       1,625  1,627,647
Johnson & Johnson
    2.250%, 03/03/22.............................       1,500  1,505,916
JPMorgan Chase & Co.
    2.350%, 01/28/19.............................       3,000  3,018,246
Kellogg Co.
    4.000%, 12/15/20.............................       1,000  1,052,046
KeyCorp
    2.900%, 09/15/20.............................       2,000  2,037,697
Kimberly-Clark Corp.
    1.900%, 05/22/19.............................       2,000  2,003,336
Kroger Co. (The)
    3.400%, 04/15/22.............................       1,000  1,027,736
Lam Research Corp.
    2.750%, 03/15/20.............................       2,800  2,837,286
Legg Mason, Inc.
    2.700%, 07/15/19.............................       3,000  3,032,988
Liberty Mutual Group, Inc.
##  5.000%, 06/01/21.............................       2,900  3,123,975
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20.............................       4,225  4,229,962

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                  -   -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Marriott International, Inc.
    6.750%, 05/15/18.............................         367 $  376,694
    3.000%, 03/01/19.............................       2,960  2,988,451
Marsh & McLennan Cos., Inc.
    2.350%, 03/06/20.............................       2,000  2,007,932
    2.750%, 01/30/22.............................       1,500  1,513,486
MasterCard, Inc.
    2.000%, 04/01/19.............................       2,365  2,374,615
Mattel, Inc.
    2.350%, 05/06/19.............................       5,000  4,911,800
Maxim Integrated Products, Inc.
    2.500%, 11/15/18.............................       2,000  2,010,826
McDonald's Corp.
    5.350%, 03/01/18.............................         286    289,560
    5.000%, 02/01/19.............................       4,506  4,683,330
McKesson Corp.
    1.400%, 03/15/18.............................       1,300  1,298,898
Mead Johnson Nutrition Co.
    3.000%, 11/15/20.............................         700    715,488
Merck & Co., Inc.
    2.350%, 02/10/22.............................       1,345  1,353,054
Microsoft Corp.
    2.000%, 11/03/20.............................       3,500  3,505,065
    1.550%, 08/08/21.............................       4,000  3,919,694
Mondelez International Holdings Netherlands BV
##  2.000%, 10/28/21.............................       2,258  2,215,471
Monsanto Co.
    1.850%, 11/15/18.............................       2,155  2,155,596
    2.125%, 07/15/19.............................       2,550  2,551,803
Morgan Stanley
    2.375%, 07/23/19.............................       2,220  2,229,161
Nasdaq, Inc.
    5.550%, 01/15/20.............................       2,484  2,660,697
NetApp, Inc.
    2.000%, 12/15/17.............................         215    215,030
NextEra Energy Capital Holdings, Inc.
    2.400%, 09/15/19.............................       2,950  2,966,142
NiSource Finance Corp.
    6.800%, 01/15/19.............................          61     64,407
Nordstrom, Inc.
    4.750%, 05/01/20.............................         350    366,715
Nucor Corp.
    5.750%, 12/01/17.............................       4,612  4,626,629
Nuveen Finance LLC
##  2.950%, 11/01/19.............................       3,890  3,949,756
NVIDIA Corp.
    2.200%, 09/16/21.............................         575    573,762
ONEOK, Inc.
    4.250%, 02/01/22.............................       3,000  3,120,600

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Oracle Corp.
    2.250%, 10/08/19.............................       2,000 $2,019,559
    1.900%, 09/15/21.............................       9,000  8,904,755
    2.500%, 05/15/22.............................       3,000  3,023,833
PepsiCo, Inc.
    2.150%, 10/14/20.............................       3,000  3,019,134
Pfizer, Inc.
    2.100%, 05/15/19.............................       2,652  2,667,114
    1.950%, 06/03/21.............................       5,000  4,980,902
    0.250%, 03/06/22............................. EUR   4,000  4,693,817
PG&E Corp.
    2.400%, 03/01/19.............................       2,074  2,081,465
PNC Bank NA
    2.400%, 10/18/19.............................       4,000  4,031,342
Procter & Gamble Co. (The)
    1.850%, 02/02/21.............................         960    954,264
    1.700%, 11/03/21.............................       5,000  4,917,253
    2.300%, 02/06/22.............................         650    651,070
Progress Energy, Inc.
    4.400%, 01/15/21.............................       2,150  2,267,406
Prudential Financial, Inc.
    5.375%, 06/21/20.............................       3,000  3,249,452
PSEG Power LLC
    2.450%, 11/15/18.............................       2,499  2,513,007
QUALCOMM, Inc.
    2.250%, 05/20/20.............................       3,000  3,015,087
Quest Diagnostics, Inc.
    2.700%, 04/01/19.............................       1,300  1,310,692
    2.500%, 03/30/20.............................       3,630  3,648,159
Roper Technologies, Inc.
    2.050%, 10/01/18.............................         135    135,322
Ryder System, Inc.
    2.500%, 03/01/18.............................         250    250,553
    2.350%, 02/26/19.............................       2,000  2,005,060
Scripps Networks Interactive, Inc.
    2.750%, 11/15/19.............................       2,369  2,390,930
Southern Power Co.
    2.500%, 12/15/21.............................         539    536,489
Southwest Airlines Co.
    2.750%, 11/06/19.............................         426    431,396
State Street Corp.
    4.375%, 03/07/21.............................       2,000  2,139,287
Stryker Corp.
    2.625%, 03/15/21.............................       2,378  2,400,132
SunTrust Banks, Inc.
    2.900%, 03/03/21.............................       3,000  3,048,854
Sysco Corp.
    2.600%, 10/01/20.............................       3,970  4,018,156
Target Corp.
    2.300%, 06/26/19.............................         515    519,775
Time Warner, Inc.
    2.100%, 06/01/19.............................       2,000  2,001,431

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                     -   -------     ------
                                                          (000)
UNITED STATES -- (Continued)
Total System Services, Inc.
       2.375%, 06/01/18.............................       1,701 $    1,705,306
Tyson Foods, Inc.
       2.650%, 08/15/19.............................       1,940      1,959,601
U.S. Bancorp
       2.200%, 04/25/19.............................         566        569,151
UnitedHealth Group, Inc.
       2.300%, 12/15/19.............................       1,400      1,410,571
       2.700%, 07/15/20.............................         439        447,040
       2.125%, 03/15/21.............................       2,000      1,999,675
US Bank NA
       1.400%, 04/26/19.............................       3,400      3,382,367
Verizon Communications, Inc.
       4.500%, 09/15/20.............................       2,250      2,400,196
Viacom, Inc.
       3.875%, 12/15/21.............................       2,740      2,810,135
Walgreen Co.
       5.250%, 01/15/19.............................           8          8,295
Walgreens Boots Alliance, Inc.
       2.700%, 11/18/19.............................       2,000      2,021,014
Wells Fargo & Co.
       2.125%, 04/22/19.............................       2,170      2,177,022
       2.150%, 01/30/20.............................       1,500      1,503,108
WestRock RKT Co.
       4.450%, 03/01/19.............................         595        612,281
Wyndham Worldwide Corp.
       2.500%, 03/01/18.............................       1,805      1,807,474
Xilinx, Inc.
       2.125%, 03/15/19.............................         766        767,377
                                                                 --------------
TOTAL UNITED STATES.................................                463,780,313
                                                                 --------------
TOTAL BONDS.........................................              1,074,045,059
                                                                 --------------

AGENCY OBLIGATIONS -- (2.2%)
Federal National Mortgage Association
#      1.875%, 12/28/20.............................      22,000     22,048,488
#      1.250%, 05/06/21.............................       4,000      3,922,456
                                                                 --------------
TOTAL AGENCY OBLIGATIONS............................                 25,970,944
                                                                 --------------

U.S. TREASURY OBLIGATIONS -- (0.8%)
Treasury Inflation Protected Security
^^^++  0.125%, 04/15/22.............................       9,600      9,673,675
                                                                 --------------
TOTAL INVESTMENT SECURITIES.........................              1,109,689,678
                                                                 --------------

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                         SHARES       VALUE+
                                                    -    ------       ------
SECURITIES LENDING COLLATERAL -- (2.5%)
(S)@  DFA Short Term Investment Fund...............     2,495,343 $   28,873,609
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,138,945,958)............................                $1,138,563,288
                                                                  ==============

At October 31, 2017, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                              UNREALIZED
                                                                               FOREIGN
                                                                               EXCHANGE
                                                          SETTLEMENT         APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD    COUNTERPARTY            DATE           (DEPRECIATION)
------------------ --------------- ----------------- ----------             --------------
AUD    6,877,423   USD   5,261,572 Citibank, N.A.            11/02/17         $    2,062
USD    1,679,642   CAD   2,111,500 ANZ Securities            11/01/17             42,947
USD    2,067,727   CAD   2,622,278 Citibank, N.A.            11/01/17             35,111
USD   14,174,977   CAD  17,663,377 Barclays Capital          11/01/17            483,498
USD    1,594,011   AUD   2,051,127 Citibank, N.A.            11/02/17             24,181
USD    3,790,581   AUD   4,826,296 Citibank, N.A.            11/02/17             96,776
USD    8,849,567   CAD  11,042,931 Barclays Capital          11/06/17            289,440
USD   14,780,909   CAD  18,469,508 Citibank, N.A.            11/06/17            463,936
USD   54,181,790   SEK 439,667,343 Citibank, N.A.            01/05/18          1,443,364
USD    2,777,826   EUR   2,372,561 Citibank, N.A.            01/19/18              1,334
USD    4,946,289   EUR   4,178,595 Citibank, N.A.            01/19/18             56,283
USD   46,955,931   EUR  39,539,413 Citibank, N.A.            01/19/18            684,889
USD    2,344,677   CAD   3,006,564 Citibank, N.A.            01/26/18             12,072
USD   17,310,319   CAD  22,207,182 Citibank, N.A.            01/26/18             81,159
                                                                              ----------
                                                       TOTAL APPRECIATION     $3,717,052

CAD   22,397,155   USD  17,443,616 Citibank, N.A.            11/01/17         $  (82,826)
CAD    2,974,040   USD   2,317,317 Citibank, N.A.            11/01/17            (12,038)
USD    1,001,426   GBP     753,864 Citibank, N.A.            01/12/18             (2,125)
USD    5,302,946   AUD   6,937,003 Citibank, N.A.            01/30/18             (2,108)
                                                                              ----------
                                                       TOTAL (DEPRECIATION)   $  (99,097)
                                                                              ----------
                                                       TOTAL APPRECIATION
                                                       (DEPRECIATION)         $3,617,955
                                                                              ==========

At October 31, 2017, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Interest Rate Swaps:

                                    PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                      PAYMENTS MADE RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS               APPRECIATION
    COUNTERPARTY        BY FUND     BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED MARKET VALUE (DEPRECIATION)
--------------------- ------------  -------- --------- -------------- ---------- -------- -------- ------------ --------------
Bank of America Corp. 2.282%  Fixed   CPI              USD 40,000,000  02/08/20     --       --     $(366,736)    $(366,736)
Bank of America Corp. 2.225%  Fixed   CPI              USD 29,000,000  03/01/20     --       --      (239,860)     (239,860)
Bank of America Corp. 2.204%  Fixed   CPI              USD 44,000,000  02/16/19     --       --      (232,419)     (232,419)
Bank of America Corp. 1.832%  Fixed   CPI              USD 40,000,000  11/08/20     --       --       338,080       338,080
Bank of America Corp. 1.633%  Fixed   CPI              USD 27,000,000  04/14/21     --       --       573,542       573,542
Bank of America Corp. 1.593%  Fixed   CPI              USD 14,000,000  01/04/21     --       --       234,527       234,527
Bank of America Corp. 1.525%  Fixed   CPI              USD 43,000,000  08/31/21     --       --       990,063       990,063
Bank of America Corp. 1.435%  Fixed   CPI              USD 30,000,000  10/30/20     --       --       625,721       625,721
Citibank, N.A.        2.144%  Fixed   CPI              USD 44,000,000  01/11/21     --       --      (261,884)     (261,884)
Citibank, N.A.        2.041%  Fixed   CPI              USD 24,000,000  10/17/22     --       --        55,384        55,384
Citibank, N.A.        2.009%  Fixed   CPI              USD 42,000,000  10/23/22     --       --       148,718       148,718

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                  PAYMENTS MADE RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS               APPRECIATION
  COUNTERPARTY      BY FUND     BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED MARKET VALUE (DEPRECIATION)
----------------- ------------  -------- --------- -------------- ---------- -------- -------- ------------ --------------
Citibank, N.A.    1.970%  Fixed   CPI              USD 23,000,000  11/16/19     --       --    $    45,036   $    45,036
Citibank, N.A.    1.879%  Fixed   CPI              USD 54,000,000  07/26/21     --       --        364,339       364,339
Citibank, N.A.    1.849%  Fixed   CPI              USD 20,000,000  10/27/21     --       --        195,193       195,193
Citibank, N.A.    1.790%  Fixed   CPI              USD 31,000,000  11/19/18     --       --       (552,940)     (552,940)
Citibank, N.A.    1.655%  Fixed   CPI              USD 40,000,000  07/20/20     --       --        612,184       612,184
Citibank, N.A.    1.623%  Fixed   CPI              USD 38,000,000  06/20/20     --       --        700,223       700,223
Citibank, N.A.    1.320%  Fixed   CPI              USD 30,000,000  01/20/19     --       --        213,985       213,985
Credit Suisse     1.837%  Fixed   CPI              USD 42,000,000  04/28/19     --       --         13,849        13,849
Credit Suisse     1.735%  Fixed   CPI              USD 33,000,000  03/05/19     --       --        (63,918)      (63,918)
Deutsche Bank AG  1.938%  Fixed   CPI              USD 25,000,000  09/08/22     --       --        175,092       175,092
Deutsche Bank AG,
 London Branch    2.242%  Fixed   CPI              USD 26,000,000  06/12/19     --       --     (1,113,831)   (1,113,831)
Deutsche Bank AG,
 London Branch    2.145%  Fixed   CPI              USD 25,000,000  03/17/20     --       --       (179,901)     (179,901)
Deutsche Bank AG,
 London Branch    2.135%  Fixed   CPI              USD 30,000,000  04/05/21     --       --       (267,931)     (267,931)
Deutsche Bank AG,
 London Branch    1.990%  Fixed   CPI              USD 45,000,000  06/05/22     --       --         69,825        69,825
Deutsche Bank AG,
 London Branch    1.983%  Fixed   CPI              USD 32,000,000  05/12/22     --       --        (19,781)      (19,781)
Deutsche Bank AG,
 London Branch    1.860%  Fixed   CPI              USD 60,000,000  06/30/20     --       --        251,822       251,822
Deutsche Bank AG,
 London Branch    1.765%  Fixed   CPI              USD 40,000,000  03/03/19     --       --       (146,039)     (146,039)
Deutsche Bank AG,
 London Branch    1.718%  Fixed   CPI              USD 36,000,000  09/27/21     --       --        560,382       560,382
Deutsche Bank AG,
 London Branch    1.670%  Fixed   CPI              USD 40,000,000  07/08/19     --       --        470,405       470,405
Deutsche Bank AG,
 London Branch    1.563%  Fixed   CPI              USD 48,000,000  07/28/19     --       --        662,594       662,594
Deutsche Bank AG,
 London Branch    1.348%  Fixed   CPI              USD 14,000,000  01/28/20     --       --        321,948       321,948
                                                                                --       --    -----------   -----------
      TOTAL                                                                     --       --    $ 4,177,672   $ 4,177,672
                                                                                ==       ==    ===========   ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                          -----------------------------------------
                          LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                          ------- ------------ ------- ------------
             Bonds
               Australia.   --    $ 69,818,526   --    $ 69,818,526
               Austria...   --      10,974,462   --      10,974,462
               Belgium...   --       1,619,796   --       1,619,796
               Canada....   --     149,305,512   --     149,305,512
               Denmark...   --       3,033,181   --       3,033,181
               Finland...   --      10,577,391   --      10,577,391
               France....   --      25,089,658   --      25,089,658
               Germany...   --      38,102,830   --      38,102,830
               Ireland...   --      12,915,944   --      12,915,944
               Italy.....   --       2,008,086   --       2,008,086
               Japan.....   --      54,857,370   --      54,857,370

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                          ---------------------------------------------
                                          LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                          ------- -------------- ------- --------------
  Netherlands............................   --    $   64,566,653   --    $   64,566,653
  New Zealand............................   --         4,454,430   --         4,454,430
  Norway.................................   --           952,160   --           952,160
  Spain..................................   --         9,783,734   --         9,783,734
  Supranational Organization Obligations.   --        35,403,184   --        35,403,184
  Sweden.................................   --        89,150,977   --        89,150,977
  Switzerland............................   --         1,546,621   --         1,546,621
  United Kingdom.........................   --        26,104,231   --        26,104,231
  United States..........................   --       463,780,313   --       463,780,313
Agency Obligations.......................   --        25,970,944   --        25,970,944
U.S. Treasury Obligations................   --         9,673,675   --         9,673,675
Securities Lending Collateral............   --        28,873,609   --        28,873,609
Swap Agreements**........................   --         4,177,672   --         4,177,672
Forward Currency Contracts**.............   --         3,617,955   --         3,617,955
                                            --    --------------   --    --------------
TOTAL....................................   --    $1,146,358,914   --    $1,146,358,914
                                            ==    ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.7%)
Alabama State (GO) Series A
     5.000%, 08/01/20.............................. $2,250 $ 2,479,703
     5.000%, 08/01/23..............................  2,200   2,609,112
                                                           -----------
TOTAL ALABAMA......................................          5,088,815
                                                           -----------

ALASKA -- (0.7%)
Borough of North Slope (GO) Series C (ETM)
     3.000%, 06/30/18..............................    500     506,400
City of Anchorage (GO) Series B
     5.000%, 09/01/21..............................    900   1,017,180
     5.000%, 09/01/23..............................    600     705,444
City of Anchorage (GO) Series D
     5.000%, 09/01/23..............................  2,585   3,039,288
                                                           -----------
TOTAL ALASKA.......................................          5,268,312
                                                           -----------

ARIZONA -- (0.7%)
City of Phoenix (GO)
     4.000%, 07/01/20..............................  1,500   1,610,175
City of Tempe (GO) Series C
     4.000%, 07/01/22..............................  1,400   1,556,394
Maricopa County High School District No.
 210-Phoenix (GO)
     3.000%, 07/01/23..............................    650     696,891
Scottsdale Municipal Property Corp. (RB) Series A
     3.000%, 07/01/21..............................    805     853,799
                                                           -----------
TOTAL ARIZONA......................................          4,717,259
                                                           -----------

ARKANSAS -- (1.6%)
Arkansas State (GO)
     5.000%, 04/01/21..............................  2,600   2,919,254
     5.000%, 10/01/21..............................  7,195   8,186,903
                                                           -----------
TOTAL ARKANSAS.....................................         11,106,157
                                                           -----------

CALIFORNIA -- (3.2%)
California State (GO)
     5.000%, 08/01/26..............................  9,000  11,124,000
     5.000%, 08/01/27..............................  4,000   4,989,560
California State (GO) Series B
     5.000%, 09/01/25..............................  3,140   3,837,394
Los Angeles Unified School District (GO) Series A
     5.000%, 07/01/27..............................  2,000   2,536,880
                                                           -----------
TOTAL CALIFORNIA...................................         22,487,834
                                                           -----------

COLORADO -- (1.0%)
Boulder County (RB)
     5.000%, 07/15/18..............................    100     102,771

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
COLORADO -- (Continued)
Denver City & County School District No. 1 (GO)
 Series B (ETM) (ST AID WITHHLDG)
    4.000%, 12/01/18............................. $   35 $    36,095
Denver City & County School District No. 1 (GO)
 Series B (ST AID WITHHLDG)
    4.000%, 12/01/18.............................    265     273,493
    5.000%, 12/01/24.............................    900   1,089,315
El Paso County School District No. 20 Academy
 (GO) (ST AID WITHHLDG)
    5.000%, 12/15/21.............................  1,240   1,416,465
Jefferson County School District R-1 (GO) (ST
 AID WITHHLDG)
    5.250%, 12/15/24.............................  1,000   1,226,550
Weld County School District No. RE-4 (GO) (ST
 INTERCEPT)
    4.000%, 12/01/23.............................  2,425   2,735,424
                                                         -----------
TOTAL COLORADO...................................          6,880,113
                                                         -----------

CONNECTICUT -- (0.3%)
Connecticut State (GO) Series A
    5.000%, 10/15/18.............................    600     621,300
    5.000%, 10/15/19.............................    300     320,670
Connecticut State (GO) Series C
    5.000%, 06/01/18.............................  1,000   1,022,090
                                                         -----------
TOTAL CONNECTICUT................................          1,964,060
                                                         -----------

DELAWARE -- (0.6%)
New Castle County (GO)
    5.000%, 10/01/23.............................  2,275   2,718,284
New Castle County (GO) Series B
    5.000%, 07/15/22.............................  1,450   1,688,191
                                                         -----------
TOTAL DELAWARE...................................          4,406,475
                                                         -----------

DISTRICT OF COLUMBIA -- (1.8%)
District of Columbia (GO) Series A
    5.000%, 06/01/20.............................  1,900   2,083,920
District of Columbia (GO) Series E
    5.000%, 06/01/21.............................  2,550   2,880,913
    5.000%, 06/01/26.............................  1,875   2,316,469
Washington Metropolitan Area Transit Authority
 (RB) Series A-1
    5.000%, 07/01/27.............................  4,535   5,625,985
                                                         -----------
TOTAL DISTRICT OF COLUMBIA.......................         12,907,287
                                                         -----------

FLORIDA -- (3.5%)
Florida Department of Environmental Protection
 (RB) Series A
    5.000%, 07/01/26.............................  5,000   6,160,800

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
FLORIDA -- (Continued)
Florida State (GO)
     5.000%, 07/01/21.............................. $2,000 $ 2,265,440
     5.000%, 07/01/24..............................    500     602,830
Florida State Board of Education (GO) Series A
     5.000%, 06/01/23..............................    700     827,386
Florida State Board of Education (GO) Series B
     5.000%, 06/01/19..............................    555     588,189
     5.000%, 06/01/20..............................  3,300   3,619,440
     5.000%, 06/01/23..............................    650     768,287
     5.000%, 06/01/25..............................  3,000   3,665,490
Miami-Dade County (GO) Series A
     5.000%, 07/01/26..............................  1,810   2,217,340
Miami-Dade County (GO) Series D
     5.000%, 07/01/20..............................  3,520   3,866,685
                                                           -----------
TOTAL FLORIDA......................................         24,581,887
                                                           -----------

GEORGIA -- (3.5%)
Cobb County (GO)
     5.000%, 01/01/22..............................  2,335   2,680,954
Georgia State (GO) Series A-1
     5.000%, 02/01/19..............................  6,805   7,138,853
Georgia State (GO) Series C
     5.000%, 10/01/21..............................  2,490   2,839,397
Georgia State (GO) Series C-1
     5.000%, 07/01/23..............................  3,000   3,557,280
     5.000%, 07/01/24..............................  3,200   3,867,072
Georgia State (GO) Series I
     5.000%, 07/01/20..............................  2,345   2,579,195
Georgia State Road & Tollway Authority (RB) (GTD)
     5.000%, 10/01/23..............................  1,580   1,883,929
                                                           -----------
TOTAL GEORGIA......................................         24,546,680
                                                           -----------

HAWAII -- (0.9%)
City & County of Honolulu (GO) Series B
     5.000%, 10/01/23..............................  2,150   2,547,556
     5.000%, 10/01/25..............................    450     550,193
Hawaii State (GO) Series EF
     5.000%, 11/01/22..............................    300     349,899
Hawaii State (GO) Series EH (ETM)
     5.000%, 08/01/23..............................  1,225   1,448,366
Hawaii State (GO) Series EH-2017
     5.000%, 08/01/23..............................    970   1,148,626
Hawaii State (GO) Series EH-2017 (ETM)
     5.000%, 08/01/23..............................    305     360,614
                                                           -----------
TOTAL HAWAII.......................................          6,405,254
                                                           -----------

IOWA -- (0.1%)
City of Ankeny (GO) Series G
     5.000%, 06/01/19..............................    910     964,564
                                                           -----------

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
KANSAS -- (1.4%)
City of Lenexa (GO) Series A
    5.000%, 09/01/21............................. $  600 $  681,720
City of Lenexa (GO) Series B
    5.000%, 09/01/20.............................  1,610  1,778,792
City of Wichita (GO) Series A
    5.000%, 12/01/20.............................  3,000  3,338,910
Johnson County (GO) Series B
    5.000%, 09/01/22.............................  1,405  1,634,718
Kansas State Department of Transportation (RB)
 Series B
    5.000%, 09/01/20.............................  1,975  2,183,797
Kansas State Department of Transportation (RB)
 Series C
    5.000%, 09/01/19.............................    125    133,691
                                                         ----------
TOTAL KANSAS.....................................         9,751,628
                                                         ----------

KENTUCKY -- (1.1%)
Louisville & Jefferson County (GO) Series A
    5.000%, 12/01/22.............................  1,500  1,750,275
    5.000%, 12/01/25.............................  3,800  4,662,524
Louisville Water Co. (RB)
    4.000%, 11/15/17.............................  1,605  1,606,733
                                                         ----------
TOTAL KENTUCKY...................................         8,019,532
                                                         ----------

LOUISIANA -- (0.9%)
Louisiana State (GO) Series A (ETM)
    5.000%, 08/01/18.............................  4,000  4,116,600
Louisiana State (GO) Series C
    5.000%, 07/15/22.............................    250    288,723
    5.000%, 08/01/23.............................  1,100  1,295,294
Louisiana State (GO) Series D-2
    5.000%, 12/01/21.............................    600    683,580
                                                         ----------
TOTAL LOUISIANA..................................         6,384,197
                                                         ----------

MARYLAND -- (5.8%)
Anne Arundel County (GO)
    5.000%, 04/01/23.............................  4,000  4,716,200
Baltimore County (GO)
    5.000%, 08/01/18.............................  1,000  1,029,230
    5.000%, 08/01/21.............................    500    567,240
City of Baltimore (GO) Series B
    5.000%, 10/15/22.............................    645    752,031
City of Frederick (GO) Series C
    5.000%, 03/01/27.............................  3,100  3,875,961
Harford County (GO) Series A
    5.000%, 09/15/20.............................    900    996,435
Howard County (GO) Series B
    5.000%, 02/15/26.............................  6,420  7,955,664
Maryland State (GO) Series B
    5.000%, 03/01/19.............................  1,000  1,051,090
    4.000%, 08/01/23.............................  1,785  2,020,352
    5.000%, 08/01/26.............................  5,500  6,852,890
Maryland State (GO) Series C
    5.000%, 08/01/20.............................  2,000  2,204,740

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
MARYLAND -- (Continued)
Prince George's County (GO) Series B
    5.000%, 09/15/18............................. $  650 $   672,269
Washington Suburban Sanitary Commission (GO)
    5.000%, 06/01/18.............................    650     664,892
    5.000%, 06/01/24.............................  4,325   5,221,919
Worcester County (GO) Series B
    4.000%, 08/01/21.............................  2,255   2,471,728
                                                         -----------
TOTAL MARYLAND...................................         41,052,641
                                                         -----------

MASSACHUSETTS -- (3.7%)
City of Boston (GO) Series A
    5.000%, 03/01/20.............................  1,200   1,306,788
    5.000%, 04/01/20.............................  1,250   1,364,862
City of Boston (GO) Series B
    5.000%, 04/01/24.............................  3,500   4,220,230
Commonwealth of Massachusetts (GO) Series C
    5.000%, 04/01/23.............................  4,000   4,702,560
Commonwealth of Massachusetts (GO) Series A
    5.000%, 03/01/18.............................  1,500   1,519,770
Commonwealth of Massachusetts (GO) Series B
    5.250%, 08/01/21.............................    500     571,205
Commonwealth of Massachusetts (GO) Series C
    5.000%, 08/01/20.............................  3,255   3,585,415
    5.000%, 08/01/24.............................  1,360   1,639,140
Massachusetts Clean Water Trust (The) (RB)
    5.000%, 08/01/20.............................    400     441,408
Massachusetts School Building Authority (RB)
 Series A
    5.000%, 11/15/25.............................  3,240   3,979,821
Town of Lexington (BAN)
    2.000%, 02/16/18.............................  1,157   1,160,506
Town of Lexington (GO)
    4.000%, 02/15/27.............................  1,000   1,174,260
Town of Medfield (GO)
    3.000%, 09/15/19.............................    510     527,779
                                                         -----------
TOTAL MASSACHUSETTS..............................         26,193,744
                                                         -----------

MICHIGAN -- (0.8%)
Michigan State (GO)
    5.000%, 11/01/19.............................    700     753,207
Michigan State (GO) Series A
    5.000%, 05/01/23.............................  2,425   2,857,232
    5.000%, 05/01/25.............................  1,500   1,830,525
                                                         -----------
TOTAL MICHIGAN...................................          5,440,964
                                                         -----------

MINNESOTA -- (2.4%)
City of Edina (GO) Series B
    3.000%, 02/01/19.............................  1,000   1,023,840

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
MINNESOTA -- (Continued)
City of Rochester (GO) Series A
     5.000%, 02/01/18.............................. $   650 $   656,442
Hennepin County (GO) Series C
     5.000%, 12/01/28..............................   1,150   1,470,286
Minnesota State (GO) Series A
     5.000%, 08/01/21..............................   1,330   1,507,821
     5.000%, 08/01/25..............................   7,000   8,584,450
Minnesota State (GO) Series D
     5.000%, 08/01/18..............................     650     669,149
     5.000%, 08/01/21..............................     700     793,590
Minnesota State (GO) Series E
     2.000%, 08/01/19..............................   1,000   1,014,650
Saint Paul Public Library Agency (GO) Series C
     5.000%, 03/01/20..............................     900     979,659
                                                            -----------
TOTAL MINNESOTA....................................          16,699,887
                                                            -----------

MISSISSIPPI -- (0.4%)
Madison County School District (GO)
     3.500%, 12/01/19..............................     350     367,006
Mississippi State (GO) Series B
     5.000%, 11/01/20..............................     600     666,174
Mississippi State (GO) Series C
     5.000%, 10/01/20..............................   1,565   1,734,302
                                                            -----------
TOTAL MISSISSIPPI..................................           2,767,482
                                                            -----------

MISSOURI -- (0.6%)
Columbia School District (GO) Series B
     5.000%, 03/01/23..............................   2,500   2,935,400
Missouri Highway & Transportation Commission (RB)
     5.000%, 02/01/19..............................   1,525   1,598,444
                                                            -----------
TOTAL MISSOURI.....................................           4,533,844
                                                            -----------

NEBRASKA -- (1.2%)
Douglas County School District No. 17 (GO)
     4.000%, 12/15/26..............................   3,000   3,489,690
Omaha School District (GO)
     5.000%, 12/15/26..............................   3,975   4,953,724
                                                            -----------
TOTAL NEBRASKA.....................................           8,443,414
                                                            -----------

NEVADA -- (4.1%)
City of Henderson NV (GO)
     5.000%, 06/01/21..............................     600     675,396
Clark County (GO) Series B
     5.000%, 11/01/24..............................   8,665  10,480,317
Nevada State (GO) Series D
     5.000%, 04/01/25..............................  11,625  14,123,910
Nevada State (GO) Series D-1
     5.000%, 03/01/22..............................   2,000   2,296,940
Washoe County School District (GO) Series F
     5.000%, 06/01/21..............................     900   1,012,419
                                                            -----------
TOTAL NEVADA.......................................          28,588,982
                                                            -----------

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
NEW HAMPSHIRE -- (0.4%)
City of Dover (GO) Series C
    5.000%, 07/01/20............................. $  220 $   241,910
City of Nashua (GO)
    4.000%, 07/15/24.............................  2,000   2,279,320
New Hampshire State (GO) Series B
    5.000%, 06/01/19.............................    540     572,551
                                                         -----------
TOTAL NEW HAMPSHIRE..............................          3,093,781
                                                         -----------

NEW MEXICO -- (2.6%)
New Mexico State (GO)
    5.000%, 03/01/19.............................  3,500   3,678,815
    5.000%, 03/01/21.............................  2,105   2,358,758
New Mexico State Severance Tax Permanent Fund
 (RB) Series A
    5.000%, 07/01/27.............................  2,570   3,195,846
New Mexico State Severance Tax Permanent Fund
 (RB) Series B
    4.000%, 07/01/20.............................  2,000   2,145,820
New Mexico State Severance Tax Permanent Fund
 (RB) Series D
    5.000%, 07/01/26.............................  5,580   6,865,521
                                                         -----------
TOTAL NEW MEXICO.................................         18,244,760
                                                         -----------

NEW YORK -- (2.4%)
City of New York (GO) Series C
    5.000%, 08/01/26.............................    500     612,615
City of New York (GO) Series G
    5.000%, 08/01/18.............................  1,600   1,646,528
City of New York (GO) Series J
    5.000%, 08/01/22.............................    650     751,270
New York State Dormitory Authority (RB) Series A
    5.000%, 02/15/22.............................  2,500   2,873,075
    5.000%, 02/15/24.............................    700     836,689
New York State Urban Development Corp. (RB)
 Series A
    5.000%, 03/15/26.............................  6,890   8,469,532
New York State Urban Development Corp. (RB)
 Series C
    5.000%, 12/15/18.............................  1,000   1,043,260
Riverhead Central School District (GO) (ST AID
 WITHHLDG)
    2.000%, 10/15/22.............................    700     720,706
                                                         -----------
TOTAL NEW YORK...................................         16,953,675
                                                         -----------

NORTH CAROLINA -- (5.6%)
City of Charlotte Water & Sewer System Revenue
 (RB)
    5.000%, 07/01/21.............................  1,800   2,040,966
Forsyth County (GO)
    4.000%, 12/01/21.............................  1,500   1,658,550
Gaston County (GO)
    5.000%, 02/01/26.............................  2,500   3,080,350
Iredell County (GO) Series B
    2.500%, 02/01/24.............................  2,285   2,384,580

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
NORTH CAROLINA -- (Continued)
Mecklenburg County (GO) Series B
    5.000%, 12/01/21............................. $6,120 $ 7,009,114
    5.000%, 12/01/26.............................  8,430  10,560,092
North Carolina Eastern Municipal Power Agency
 (RB) Series B (NATL-IBC) (ETM)
    6.000%, 01/01/22.............................    650     772,551
North Carolina State (GO) Series A
    5.000%, 06/01/22.............................  6,000   6,955,020
North Carolina State (GO) Series C
    3.750%, 05/01/19.............................  1,500   1,559,100
Wake County (GO)
    5.000%, 03/01/19.............................  1,000   1,051,630
    5.000%, 09/01/21.............................  2,250   2,560,973
                                                         -----------
TOTAL NORTH CAROLINA.............................         39,632,926
                                                         -----------

NORTH DAKOTA -- (0.1%)
North Dakota State University of Agriculture &
 Applied Science (RB) Series A
    5.000%, 04/01/21.............................    545     608,438
                                                         -----------

OHIO -- (3.8%)
Beavercreek City School District (GO) (AGM)
    5.000%, 12/01/18.............................    525     546,987
City of Columbus (GO) Series 1
    5.000%, 07/01/21.............................  2,775   3,143,298
    5.000%, 07/01/23.............................  1,875   2,221,069
City of Columbus (GO) Series A
    5.000%, 02/15/20.............................    650     706,446
    2.000%, 08/15/22.............................  2,000   2,043,200
    4.000%, 08/15/25.............................  3,500   4,026,820
Cleveland Department of Public Utilities
 Division of Water (RB) Series T
    5.000%, 01/01/19.............................  4,335   4,529,902
Ohio State (GO) Series A
    4.000%, 03/01/21.............................  1,475   1,604,372
    5.000%, 09/15/24.............................  2,000   2,417,520
    5.000%, 09/15/25.............................  1,950   2,393,079
Ohio State (GO) Series B
    5.000%, 08/01/20.............................    650     716,170
Ohio Water Development Authority (RB) Series C
    5.000%, 06/01/19.............................  2,225   2,359,501
                                                         -----------
TOTAL OHIO.......................................         26,708,364
                                                         -----------

OREGON -- (1.6%)
City of Portland Sewer System Revenue (RB)
 Series A
    5.000%, 10/01/23.............................  3,570   4,243,373
Multnomah County School District No. 1 Portland
 (GO) Series B (SCH BD GTY)
    5.000%, 06/15/23.............................  1,005   1,189,699

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
OREGON -- (Continued)
Oregon State (GO) Series A
    5.000%, 05/01/21............................. $  800 $   901,464
Oregon State (GO) Series D
    3.000%, 05/01/20.............................  2,345   2,449,118
Oregon State (GO) Series G
    5.000%, 12/01/22.............................  2,050   2,399,710
                                                         -----------
TOTAL OREGON.....................................         11,183,364
                                                         -----------

PENNSYLVANIA -- (0.6%)
Pennsylvania Economic Development Financing
 Authority (RB) Series A
    5.000%, 01/01/18.............................    650     654,212
    5.000%, 07/01/19.............................  3,145   3,343,921
                                                         -----------
TOTAL PENNSYLVANIA...............................          3,998,133
                                                         -----------

RHODE ISLAND -- (0.4%)
Rhode Island State (GO) Series A
    5.000%, 08/01/20.............................  1,900   2,088,537
Rhode Island State (GO) Series D
    5.000%, 08/01/22.............................    600     693,480
                                                         -----------
TOTAL RHODE ISLAND...............................          2,782,017
                                                         -----------

SOUTH CAROLINA -- (3.4%)
Beaufort County (GO) Series A (ST AID WITHHLDG)
    4.000%, 03/01/22.............................    640     709,389
Beaufort County School District (GO) Series A
 (SCSDE)
    5.000%, 03/01/23.............................  6,000   7,034,880
Berkeley County School District (GO) Series A
 (SCSDE)
    5.000%, 03/01/27.............................  2,500   3,120,950
Charleston County (GO)
    5.000%, 11/01/23.............................  1,000   1,194,320
Charleston County School District (GO) Series A
 (SCSDE)
    5.000%, 02/01/21.............................    800     894,616
Clemson University (RB) Series B
    5.000%, 05/01/25.............................    750     912,337
Lexington & Richland School District No. 5 (GO)
 (SCSDE)
    5.000%, 03/01/24.............................  2,750   3,297,910
Richland County (GO) Series A (ST AID WITHHLDG)
    5.000%, 03/01/26.............................  1,870   2,311,395
South Carolina State (GO) Series A (ST AID
 WITHHLDG)
    5.000%, 10/01/23.............................  3,000   3,582,690
Spartanburg County (GO) (ST AID WITHHLDG)
    5.000%, 04/01/19.............................  1,210   1,275,667
                                                         -----------
TOTAL SOUTH CAROLINA.............................         24,334,154
                                                         -----------

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
TENNESSEE -- (5.1%)
City of Kingsport (GO) Series A
            5.000%, 09/01/21............................. $  510 $   579,054
Hamilton County (GO) Series B
            5.000%, 03/01/22.............................  2,000   2,305,120
Maury County (GO) Series B
            5.000%, 04/01/20.............................  1,205   1,313,619
Metropolitan Government of Nashville & Davidson County
 (GO)
            5.000%, 01/01/26.............................  7,165   8,812,807
(currency)  5.000%, 01/01/27
            (Pre-refunded
            @ $100, 1/1/18)..............................    290     291,891
Metropolitan Government of Nashville & Davidson County
 (GO) Series C
            5.000%, 07/01/21.............................  5,000   5,661,650
Rutherford County (GO) Series B
            5.000%, 04/01/23.............................  4,085   4,804,818
Shelby County (GO)
            5.000%, 04/01/25.............................  5,000   6,101,850
Shelby County (GO) Series A
            5.000%, 04/01/20.............................  1,500   1,636,335
Sullivan County (GO) Series A
            5.000%, 04/01/21.............................  1,000   1,121,720
Sumner County (GO)
            5.000%, 06/01/21.............................    650     733,622
            5.000%, 12/01/21.............................    900   1,029,213
Washington County (GO) Series A
            4.000%, 06/01/26.............................  1,705   1,965,353
                                                                 -----------
TOTAL TENNESSEE..........................................         36,357,052
                                                                 -----------

TEXAS -- (17.6%)
City of Arlington (GO)
            5.000%, 08/15/25.............................  1,000   1,220,920
City of Austin (GO)
            5.000%, 09/01/25.............................  2,305   2,820,675
City of Dallas (GO)
            5.000%, 02/15/19.............................  1,600   1,674,592
City of Dallas Waterworks & Sewer System Revenue (RB)
 Series A
            5.000%, 10/01/22.............................  9,000  10,463,490
City of Frisco (GO) Series A
            5.000%, 02/15/25.............................  2,000   2,424,500
City of Garland (GO) Series A
            5.000%, 02/15/24.............................    400     477,320
City of Houston (GO) (TRANS)
            4.000%, 06/29/18.............................  4,000   4,078,360
City of Houston (GO) Series A
            5.000%, 03/01/18.............................    300     303,855
City of Lubbock (GO)
            5.000%, 02/15/23.............................  4,000   4,673,360
City of San Antonio (GO)
            5.000%, 02/01/20.............................  2,500   2,709,975
            5.000%, 02/01/21.............................  2,200   2,457,950

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
TEXAS -- (Continued)
City of San Antonio Electric & Gas Systems
 Revenue (RB)
     5.000%, 02/01/24.............................. $ 9,515 $11,374,516
     5.000%, 02/01/26..............................   2,850   3,509,177
City of San Antonio Electric & Gas Systems
 Revenue (RB) Series D
     5.000%, 02/01/19..............................     310     325,047
City of Sugar Land (GO)
     5.000%, 02/15/21..............................   1,050   1,174,919
Conroe Independent School District (GO) Series A
 (PSF-GTD)
     5.000%, 02/15/26..............................   8,710  10,748,314
Cypress-Fairbanks Independent School District
 (GO) (PSF-GTD)
     5.000%, 02/15/21..............................     800     894,632
Dallas County Community College District (GO)
     5.000%, 02/15/23..............................   7,965   9,323,431
El Paso Independent School District (GO)
 (PSF-GTD)
     5.000%, 08/15/24..............................   3,035   3,644,124
Frisco Independent School District (GO) (PSF-GTD)
     5.000%, 08/15/20..............................   2,460   2,716,775
Highland Park Independent School District (GO)
     5.000%, 02/15/23..............................   3,120   3,659,011
Houston Independent School District (GO)
 (PSF-GTD)
     5.000%, 02/15/27..............................   5,000   6,212,600
Humble Independent School District (GO) Series A
 (PSF-GTD)
     2.000%, 02/15/19..............................     660     667,220
Pflugerville Independent School District (GO)
 (PSF-GTD)
     4.000%, 08/15/20..............................   2,000   2,148,960
Plano Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/24..............................   2,225   2,658,007
San Antonio Independent School District (GO)
 (PSF-GTD)
     5.000%, 02/15/20..............................   1,790   1,944,173
Texas State (GO)
     5.000%, 04/01/19..............................   1,150   1,212,572
     5.000%, 10/01/23..............................   4,200   4,992,204
Texas Transportation Commission State Highway
 Fund (RB)
     5.000%, 10/01/26..............................   2,505   3,115,744
University of Texas System (The) (RB) Series C
     5.000%, 08/15/19..............................     100     106,841
University of Texas System (The) (RB) Series J
     5.000%, 08/15/25..............................  12,500  15,291,875
     5.000%, 08/15/26..............................   3,850   4,765,799

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
TEXAS -- (Continued)
Ysleta Independent School District (GO) Series A
 (PSF-GTD)
    5.000%, 08/15/20............................. $  460 $    505,747
                                                         ------------
TOTAL TEXAS......................................         124,296,685
                                                         ------------

UTAH -- (1.5%)
City of American Fork (GO)
    5.000%, 05/01/26.............................  1,165    1,426,671
Jordan School District (GO) (SCH BD GTY)
    5.000%, 06/15/22.............................  3,050    3,532,052
Tooele County School District (GO) Series B (SCH
 BD GTY)
    5.000%, 06/01/22.............................    650      752,836
Utah State (GO)
    5.000%, 07/01/22.............................  1,500    1,745,160
Utah State (GO) Series C
    5.000%, 07/01/18.............................  1,400    1,436,750
    5.000%, 07/01/19.............................    900      957,699
Weber School District (GO) (SCH BD GTY)
    5.000%, 06/15/21.............................    650      734,754
                                                         ------------
TOTAL UTAH.......................................          10,585,922
                                                         ------------

VERMONT -- (0.2%)
Vermont State (GO) Series C
    4.000%, 08/15/23.............................  1,300    1,476,358
                                                         ------------

VIRGINIA -- (4.7%)
Arlington County (GO) Series B
    5.000%, 08/15/22.............................  4,830    5,632,118
City of Lynchburg (GO)
    5.000%, 02/01/26.............................  1,930    2,387,989
City of Manassas (GO) Series C (ST AID WITHHLDG)
    5.000%, 07/01/21.............................  1,040    1,179,630
City of Richmond (GO) Series A (ST AID WITHHLDG)
    5.000%, 03/01/21.............................    900    1,009,431
City of Virginia Beach (GO) Series B (ST AID
 WITHHLDG)
    5.000%, 09/15/24.............................  3,000    3,637,080
Fairfax County (GO) Series A (ST AID WITHHLDG)
    3.000%, 10/01/18.............................  4,000    4,071,840
    5.000%, 10/01/19.............................  2,000    2,146,120
    5.000%, 10/01/23.............................  4,775    5,696,480
Fairfax County (GO) Series B (ST AID WITHHLDG)
    5.000%, 10/01/18.............................    400      414,440
Loudoun County (GO) Series A
    5.000%, 12/01/21.............................  5,000    5,728,550
Virginia Public Building Authority (RB) Series C
    5.000%, 08/01/23.............................    600      709,764

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
VIRGINIA -- (Continued)
Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20............................. $  200 $   221,996
                                                         -----------
TOTAL VIRGINIA...................................         32,835,438
                                                         -----------

WASHINGTON -- (5.2%)
City of Marysville Water & Sewer Revenue (RB)
    5.000%, 04/01/20.............................    175     190,775
City of Seattle Municipal Light & Power Revenue
 (RB) Series B
    5.000%, 04/01/24.............................  3,000   3,591,060
City of Seattle Water System Revenue (RB)
    5.000%, 09/01/19.............................    190     203,389
City of Spokane (GO)
    5.000%, 12/01/25.............................  1,165   1,419,704
Clark County School District No. 119
 Battleground (GO) (SCH BD GTY)
    4.000%, 12/01/21.............................    510     562,408
King & Snohomish Counties School District
 No. 417 Northshore (GO) (SCH BD GTY)
    5.000%, 12/01/19.............................  2,825   3,046,113
King County (GO) Series A
    5.000%, 07/01/20.............................    700     769,713
    5.000%, 12/01/25.............................  1,830   2,254,615
King County School District No. 405 Bellevue
 (GO) (SCH BD GTY)
    5.000%, 12/01/24.............................  2,265   2,734,738
King County School District No. 414 Lake
 Washington (GO) (SCH BD GTY)
    5.000%, 12/01/22.............................    925   1,081,306
King County Sewer Revenue (RB) Series B
    5.000%, 07/01/22.............................  5,640   6,514,877
North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/22.............................  2,080   2,431,478
Washington State (GO) Series 2017-A
    5.000%, 08/01/26.............................  1,480   1,829,280
Washington State (GO) Series A
    5.000%, 08/01/21.............................    500     565,870
Washington State (GO) Series C
    5.000%, 02/01/25.............................  1,930   2,341,958

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
WASHINGTON -- (Continued)
Washington State (GO) Series R-2012A
    5.000%, 07/01/19............................. $1,585 $  1,685,251
Washington State (GO) Series R-2012C
    4.000%, 07/01/21.............................    150      164,048
Washington State (GO) Series R-2013A
    5.000%, 07/01/20.............................  2,775    3,046,756
Washington State (GO) Series R-2015
    5.000%, 07/01/18.............................    650      666,841
Washington State (GO) Series R-2015A
    5.000%, 07/01/20.............................  1,560    1,712,771
                                                         ------------
TOTAL WASHINGTON.................................          36,812,951
                                                         ------------

WISCONSIN -- (3.8%)
City of Janesville (GO)
    3.000%, 03/01/24.............................  1,245    1,333,993
City of Milwaukee (GO)
    5.000%, 05/01/20.............................  2,370    2,589,059
City of Milwaukee (GO) Series N1
    5.000%, 02/01/19.............................    100      104,778
City of Milwaukee (GO) Series N2
    4.000%, 03/01/24.............................  6,500    7,406,100
City of Oshkosh (GO) Series B
    3.000%, 12/01/23.............................    650      693,570
Germantown School District (GO) Series A
    5.000%, 04/01/27.............................  2,200    2,742,344
Oregon School District (GO)
    3.000%, 03/01/21.............................  1,900    2,003,645
Wisconsin State (GO) Series 1
    5.000%, 11/01/24.............................  4,025    4,877,092
Wisconsin State (GO) Series 2
    5.000%, 11/01/20.............................    800      886,984
    5.000%, 11/01/22.............................    600      699,480
Wisconsin State (GO) Series B
    5.000%, 05/01/21.............................  3,405    3,830,625
                                                         ------------
TOTAL WISCONSIN..................................          27,167,670
                                                         ------------
TOTAL MUNICIPAL BONDS............................         706,272,700
                                                         ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $703,209,294)............................         $706,272,700
                                                         ============

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED


At October 31, 2017, DFA Municipal Real Return Portfolio had entered into the following outstanding Interest Rate Swaps:

                   PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT               UNREALIZED
                     MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET    APPRECIATION
COUNTERPARTY       BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE    (DEPRECIATION)
------------     ------------ -------- --------- -------------- ---------- -------- -------- ---------  --------------
Bank of America
 Corp........... 2.195% Fixed   CPI              USD 15,000,000  01/09/24     --       --    $(179,363)   $(179,363)
Bank of America
 Corp........... 2.193% Fixed   CPI              USD 14,000,000  03/29/25     --       --     (204,184)    (204,184)
Bank of America
 Corp........... 2.185% Fixed   CPI              USD 17,000,000  03/03/23     --       --     (190,063)    (190,063)
Bank of America
 Corp........... 2.177% Fixed   CPI              USD 11,000,000  09/20/27     --       --       (5,005)      (5,005)
Bank of America
 Corp........... 2.149% Fixed   CPI              USD 14,000,000  08/10/27     --       --        6,689        6,689
Bank of America
 Corp........... 2.064% Fixed   CPI              USD 13,000,000  10/24/24     --       --       25,217       25,217
Bank of America
 Corp........... 2.029% Fixed   CPI              USD 15,000,000  05/24/25     --       --       27,354       27,354
Bank of America
 Corp........... 2.004% Fixed   CPI              USD 14,000,000  06/13/25     --       --       66,177       66,177
Bank of America
 Corp........... 1.902% Fixed   CPI              USD 25,000,000  07/14/22     --       --      173,726      173,726
Bank of America
 Corp........... 1.826% Fixed   CPI              USD 26,000,000  11/07/20     --       --      226,842      226,842
Bank of America
 Corp........... 1.715% Fixed   CPI              USD 11,000,000  09/28/23     --       --      251,034      251,034
Bank of America
 Corp........... 1.706% Fixed   CPI              USD 11,000,000  06/14/22     --       --      242,225      242,225
Bank of America
 Corp........... 1.704% Fixed   CPI              USD 27,000,000  05/31/21     --       --      511,075      511,075
Bank of America
 Corp........... 1.663% Fixed   CPI              USD 17,000,000  04/15/22     --       --      401,865      401,865
Bank of America
 Corp........... 1.619% Fixed   CPI              USD 12,000,000  10/14/22     --       --      226,126      226,126
Bank of America
 Corp........... 1.610% Fixed   CPI              USD 20,000,000  12/31/20     --       --      315,008      315,008
Bank of America
 Corp........... 1.609% Fixed   CPI              USD 17,000,000  06/24/21     --       --      389,429      389,429
Bank of America
 Corp........... 1.580% Fixed   CPI              USD 14,000,000  12/30/20     --       --      241,497      241,497
Bank of America
 Corp........... 1.580% Fixed   CPI              USD 19,000,000  08/07/20     --       --      222,043      222,043
Bank of America
 Corp........... 1.570% Fixed   CPI              USD  6,000,000  02/26/19     --       --       19,499       19,499
Bank of America
 Corp........... 1.550% Fixed   CPI              USD  6,000,000  01/26/21     --       --       50,364       50,364
Bank of America
 Corp........... 1.548% Fixed   CPI              USD  8,000,000  01/08/21     --       --      153,267      153,267
Bank of America
 Corp........... 1.530% Fixed   CPI              USD 19,000,000  12/24/20     --       --      374,065      374,065
Bank of America
 Corp........... 1.520% Fixed   CPI              USD 14,000,000  12/23/20     --       --      282,485      282,485
Bank of America
 Corp........... 1.365% Fixed   CPI              USD  5,000,000  01/21/19     --       --       27,558       27,558
Bank of America
 Corp........... 2.200% Fixed   CPI              USD 16,000,000  02/14/24     --       --     (196,894)    (196,894)
Citibank, N.A... 2.230% Fixed   CPI              USD 14,000,000  01/20/23     --       --     (177,902)    (177,902)

DFA MUNICIPAL REAL RETURN PORTFOLIO
CONTINUED

                  PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                UNREALIZED
                    MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET     APPRECIATION
COUNTERPARTY      BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE     (DEPRECIATION)
------------    ------------ -------- --------- -------------- ---------- -------- -------- ----------  --------------
Citibank, N.A.. 2.203% Fixed   CPI              USD 13,000,000  12/29/21     --       --    $ (130,911)   $ (130,911)
Citibank, N.A.. 2.171% Fixed   CPI              USD 11,000,000  04/07/24     --       --      (146,098)     (146,098)
Citibank, N.A.. 2.136% Fixed   CPI              USD 13,000,000  12/23/22     --       --       (91,047)      (91,047)
Citibank, N.A.. 2.114% Fixed   CPI              USD 14,000,000  12/19/23     --       --       (82,636)      (82,636)
Citibank, N.A.. 2.113% Fixed   CPI              USD 11,000,000  05/02/24     --       --       (95,999)      (95,999)
Citibank, N.A.. 2.027% Fixed   CPI              USD  9,000,000  12/01/22     --       --         4,452         4,452
Citibank, N.A.. 2.005% Fixed   CPI              USD 12,000,000  11/09/25     --       --        84,179        84,179
Citibank, N.A.. 1.986% Fixed   CPI              USD 20,000,000  07/24/23     --       --        79,965        79,965
Citibank, N.A.. 1.789% Fixed   CPI              USD 21,000,000  03/31/24     --       --       429,850       429,850
Citibank, N.A.. 1.752% Fixed   CPI              USD 17,000,000  05/20/23     --       --       395,552       395,552
Citibank, N.A.. 1.718% Fixed   CPI              USD 16,000,000  05/27/20     --       --       246,075       246,075
Citibank, N.A.. 1.698% Fixed   CPI              USD 22,000,000  06/02/22     --       --       508,138       508,138
Citibank, N.A.. 1.581% Fixed   CPI              USD 10,000,000  12/28/20     --       --       171,599       171,599
Citibank, N.A.. 1.578% Fixed   CPI              USD 25,000,000  08/09/23     --       --       784,716       784,716
Citibank, N.A.. 1.577% Fixed   CPI              USD 10,000,000  11/18/21     --       --       202,491       202,491
Citibank, N.A.. 1.555% Fixed   CPI              USD 10,000,000  12/11/20     --       --       182,302       182,302
Citibank, N.A.. 1.533% Fixed   CPI              USD 10,000,000  11/10/20     --       --       170,665       170,665
Citibank, N.A.. 1.520% Fixed   CPI              USD 24,000,000  08/01/21     --       --       601,341       601,341
Citibank, N.A.. 1.494% Fixed   CPI              USD  4,000,000  01/08/21     --       --        36,756        36,756
Citibank, N.A.. 1.481% Fixed   CPI              USD 17,000,000  08/18/21     --       --       441,545       441,545
Citibank, N.A.. 1.253% Fixed   CPI              USD 12,000,000  02/11/22     --       --       520,095       520,095
Citibank, N.A.. 1.253% Fixed   CPI              USD 12,000,000  01/20/19     --       --       225,339       225,339
                                                                             --       --    ----------    ----------
 TOTAL.........                                                              --       --    $7,818,503    $7,818,503
                                                                             ==       ==    ==========    ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                             -----------------------------------------
                             LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                             ------- ------------ ------- ------------
          Municipal Bonds...   --    $706,272,700   --    $706,272,700
          Swap Agreements**.   --       7,818,503   --       7,818,503
                               --    ------------   --    ------------
          TOTAL.............   --    $714,091,203   --    $714,091,203
                               ==    ============   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         DFA MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.7%)
Alabama State (GO) Series A
     5.000%, 08/01/20.............................. $  200 $  220,418
     5.000%, 08/01/21..............................  1,000  1,133,700
     5.000%, 08/01/23..............................    300    355,788
Baldwin County (GO)
     4.000%, 05/01/20..............................    610    650,498
                                                           ----------
TOTAL ALABAMA......................................         2,360,404
                                                           ----------

ALASKA -- (0.5%)
Alaska State (GO) Series B
     5.000%, 08/01/20..............................    290    319,026
Borough of Fairbanks North Star (GO) Series S
     4.000%, 10/01/21..............................    560    615,709
City of Anchorage (GO) Series A
     3.000%, 09/01/22..............................    765    811,290
                                                           ----------
TOTAL ALASKA.......................................         1,746,025
                                                           ----------

ARIZONA -- (0.5%)
City of Chandler (GO)
     3.000%, 07/01/20..............................    550    576,169
City of Phoenix (GO)
     4.000%, 07/01/21..............................    500    548,330
Maricopa County School District No. 3 Tempe
 Elementary (GO)
     3.000%, 07/01/21..............................    550    581,114
                                                           ----------
TOTAL ARIZONA......................................         1,705,613
                                                           ----------

ARKANSAS -- (0.9%)
Arkansas State (GO)
     5.000%, 04/01/21..............................    400    449,116
     5.000%, 06/15/21..............................  1,250  1,411,562
     5.000%, 04/01/22..............................  1,110  1,278,909
                                                           ----------
TOTAL ARKANSAS.....................................         3,139,587
                                                           ----------

CALIFORNIA -- (0.5%)
California State (GO)
     5.000%, 09/01/26..............................  1,195  1,479,482
City of Los Angeles (RN)
     5.000%, 06/28/18..............................    400    410,396
                                                           ----------
TOTAL CALIFORNIA...................................         1,889,878
                                                           ----------

COLORADO -- (1.9%)
Boulder Valley School District No. Re-2 Boulder
 (GO) Series B (ST AID WITHHLDG)
     4.000%, 12/01/24..............................  1,000  1,147,780

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
COLORADO -- (Continued)
Denver City & County School District No. 1 (GO)
 Series B (ST AID WITHHLDG)
     5.000%, 12/01/24.............................. $  550 $  665,692
Pueblo City Schools (GO) (ST AID WITHHLDG)
     5.000%, 12/15/20..............................    550    612,898
Weld County School District No. RE-4 (GO) (ST
 INTERCEPT)
     4.000%, 12/01/22..............................  1,140  1,271,214
     5.000%, 12/01/24..............................  2,280  2,749,498
                                                           ----------
TOTAL COLORADO.....................................         6,447,082
                                                           ----------

CONNECTICUT -- (0.3%)
Connecticut State (GO) Series E
     4.000%, 09/15/20..............................    550    587,026
Hartford County Metropolitan District (GO)
     5.000%, 03/01/19..............................    600    626,658
                                                           ----------
TOTAL CONNECTICUT..................................         1,213,684
                                                           ----------

DELAWARE -- (0.7%)
Kent County (GO)
     4.000%, 09/01/24..............................    415    474,573
New Castle County (GO)
     5.000%, 10/01/23..............................  1,600  1,911,760
                                                           ----------
TOTAL DELAWARE.....................................         2,386,333
                                                           ----------

DISTRICT OF COLUMBIA -- (1.0%)
District of Columbia (GO) Series B (AGM)
     5.250%, 06/01/18..............................  1,300  1,331,811
Washington Metropolitan Area Transit Authority
 (RB) Series B
     5.000%, 07/01/25..............................    720    875,030
     5.000%, 07/01/27..............................  1,000  1,240,570
                                                           ----------
TOTAL DISTRICT OF COLUMBIA.........................         3,447,411
                                                           ----------

FLORIDA -- (2.4%)
City of Port State Lucie (GO)
     5.000%, 07/01/20..............................    420    459,623
Flagler County (GO) (BAM)
     5.000%, 07/01/22..............................    465    536,903
Florida State Board of Education (GO) Series A
     5.000%, 06/01/18..............................    725    741,653
     5.000%, 06/01/19..............................    100    105,980
     5.000%, 06/01/24..............................    350    421,376
Florida's Turnpike Enterprise (RB) Series B
     5.000%, 07/01/19..............................  1,135  1,206,993

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
FLORIDA -- (Continued)
Miami-Dade County (GO) Series D
            5.000%, 07/01/20............................. $2,000 $2,196,980
Orange County Water Utility System Revenue (RB)
            5.000%, 10/01/21.............................    525    598,237
Orlando Utilities Commission (RB) Series C
            5.250%, 10/01/22.............................  1,000  1,176,470
Palm Beach County (RB)
            5.000%, 11/01/23.............................    810    959,761
                                                                 ----------
TOTAL FLORIDA............................................         8,403,976
                                                                 ----------

GEORGIA -- (2.4%)
Cobb County (TAN)
            2.000%, 11/30/17.............................    550    550,495
Columbia County School District (GO) (ST AID WITHHLDG)
            5.000%, 04/01/20.............................  1,305  1,423,938
Georgia State (GO) Series C
            5.000%, 07/01/19.............................  2,000  2,129,260
Georgia State Road & Tollway Authority (RB) (GTD)
            5.000%, 10/01/23.............................  3,455  4,119,604
                                                                 ----------
TOTAL GEORGIA............................................         8,223,297
                                                                 ----------

HAWAII -- (1.8%)
City & County of Honolulu (GO) Series B
            5.000%, 10/01/23.............................    150    177,737
            5.000%, 10/01/25.............................    725    886,421
Hawaii County (GO) Series B
            5.000%, 09/01/18.............................    420    433,675
Hawaii County (GO) Series D
            5.000%, 09/01/20.............................  1,375  1,518,742
Hawaii State (GO) Series DQ
            5.000%, 06/01/19.............................    300    318,231
Hawaii State (GO) Series EE
            5.000%, 11/01/20.............................  1,300  1,441,752
Maui County (GO)
            5.000%, 06/01/18.............................  1,560  1,595,740
                                                                 ----------
TOTAL HAWAII.............................................         6,372,298
                                                                 ----------

INDIANA -- (0.9%)
Indiana University (RB) Series A
            5.000%, 06/01/21.............................  2,755  3,114,583
                                                                 ----------

IOWA -- (0.9%)
City of Davenport (GO) Series C
            4.000%, 06/01/24.............................  1,410  1,598,870
Iowa Finance Authority (RB)
(currency)  5.000%, 08/01/20
            (Pre-refunded
            @ $100, 8/1/19)..............................    500    533,195
State of Iowa (RB) Series A (ETM)
            5.000%, 06/01/18.............................  1,115  1,140,745
                                                                 ----------
TOTAL IOWA...............................................         3,272,810
                                                                 ----------

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
KANSAS -- (1.3%)
City of Topeka Series A
            3.000%, 10/01/18............................. $  235 $   238,997
City of Wichita (GO) Series 811
            5.000%, 06/01/22.............................    550     634,898
Johnson County (GO) Series B
            5.000%, 09/01/22.............................    650     756,275
Johnson County Unified School District No. 229 Blue
 Valley (GO) Series B
            5.000%, 10/01/23.............................    750     894,270
Saline County Unified School District No. 305 Salina (GO)
            5.000%, 09/01/20.............................  1,900   2,099,196
                                                                 -----------
TOTAL KANSAS.............................................          4,623,636
                                                                 -----------

KENTUCKY -- (3.2%)
Kentucky State Economic Development Finance Authority
 (RB) Series A
(currency)  5.000%, 05/01/24
            (Pre-refunded
            @ $100, 5/1/19)..............................  2,300   2,431,767
Louisville & Jefferson County (GO) Series B
            5.000%, 11/01/21.............................  1,700   1,935,688
Louisville & Jefferson County (GO) Series E
            5.000%, 12/01/17.............................  1,065   1,068,451
Louisville & Jefferson County (RB)
(currency)  5.000%, 12/01/35
            (Pre-refunded
            @ $100, 6/1/22)..............................  2,200   2,544,894
Louisville & Jefferson County Metropolitan Sewer
 District (RB) Series C
            5.000%, 05/15/23.............................  1,850   2,170,179
Louisville Water Co. (RB) Series A
            4.000%, 11/15/21.............................    800     883,336
                                                                 -----------
TOTAL KENTUCKY...........................................         11,034,315
                                                                 -----------

LOUISIANA -- (0.2%)
Louisiana State (GO) Series C
            5.000%, 08/01/23.............................    500     588,770
                                                                 -----------

MARYLAND -- (3.8%)
Anne Arundel County (GO)
            5.000%, 10/01/20.............................    500     554,240
Baltimore County (GO)
            5.000%, 08/01/20.............................    750     826,995
            5.000%, 08/01/22.............................    600     696,762
Carroll County (GO)
            5.000%, 11/01/21.............................    550     628,557
Harford County (GO) Series A
            5.000%, 09/15/20.............................    570     631,076
Maryland State (GO)
            5.000%, 06/01/23.............................  3,000   3,547,710

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
MARYLAND -- (Continued)
Maryland State (GO) Series B
            4.000%, 08/01/23............................. $  850 $   962,072
Maryland State (GO) Series C
            5.000%, 11/01/19.............................    915     985,299
            5.000%, 08/01/20.............................    700     771,659
Maryland State (GO) Series C-2
            5.000%, 08/01/22.............................  1,000   1,162,270
Montgomery County (GO) Series B
            5.000%, 12/01/21.............................    350     400,848
Washington Suburban Sanitary Commission (GO)
            5.000%, 06/01/24.............................    655     790,834
Worcester County (GO) Series B
            4.000%, 08/01/21.............................  1,000   1,096,110
                                                                 -----------
TOTAL MARYLAND...........................................         13,054,432
                                                                 -----------

MASSACHUSETTS -- (5.2%)
City of Everett (GO)
            4.000%, 02/15/18.............................  1,895   1,911,278
City of Lowell (GO) (ST AID WITHHLDG)
            4.000%, 09/01/23.............................    250     280,015
City of Somerville (BAN)
            2.000%, 06/08/18.............................  1,250   1,257,050
City of Springfield (GO) Series C (ST AID WITHHLDG)
            4.000%, 08/01/23.............................    285     321,739
Commonwealth of Massachusetts (GO) Series A
            5.000%, 03/01/18.............................  2,500   2,532,950
            5.000%, 07/01/26.............................  1,250   1,545,788
Commonwealth of Massachusetts (GO) Series B (AGM)
            5.250%, 09/01/24.............................    400     489,176
Commonwealth of Massachusetts (GO) Series C
            5.000%, 08/01/20.............................    100     110,151
            5.000%, 10/01/21.............................  1,750   1,991,972
Commonwealth of Massachusetts (RAN) Series A
            2.000%, 04/23/18.............................  2,000   2,008,800
Massachusetts Health & Educational Facilities Authority
 (RB) Series E-2
(currency)  5.375%, 07/01/22
            (Pre-refunded
            @ $100, 7/1/18)..............................    845     869,049
Tantasqua Regional School District (GO)
            5.000%, 10/01/19.............................  1,360   1,456,941
Town of Holbrook (GO)
            5.000%, 12/01/21.............................    755     862,429
Town of Lexington (BAN)
            2.000%, 02/16/18.............................  2,200   2,206,666
                                                                 -----------
TOTAL MASSACHUSETTS......................................         17,844,004
                                                                 -----------

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MICHIGAN -- (2.2%)
Michigan State Trunk Line Revenue (RB)
     5.000%, 11/15/17.............................. $1,055 $ 1,056,530
     5.000%, 11/15/18..............................  2,515   2,615,499
Michigan State Trunk Line Revenue (RB) (AGM)
     5.500%, 11/01/21..............................  3,275   3,799,360
                                                           -----------
TOTAL MICHIGAN.....................................          7,471,389
                                                           -----------

MINNESOTA -- (3.2%)
Bloomington Independent School District No. 271
 (GO) Series A (SD CRED PROG)
     5.000%, 02/01/21..............................  1,100   1,231,219
City of Rochester (GO) Series A
     5.000%, 02/01/20..............................    150     162,843
City of State Paul (GO) Series B
     5.000%, 11/01/20..............................    100     111,123
Elk River Independent School District No. 728
 (GO) Series A (SD CRED PROG)
     5.000%, 02/01/21..............................    520     581,500
Elk River Independent School District No. 728
 (GO) Series C (SD CRED PROG)
     5.000%, 02/01/21..............................  3,000   3,354,810
Hennepin County (GO) Series B
     5.000%, 12/01/21..............................    350     400,848
Lakeville Independent School District No.194
 (GO) Series D (SD CRED PROG)
     5.000%, 02/01/18..............................  1,780   1,797,587
Minnesota State (GO) Series B
     5.000%, 10/01/19..............................    600     643,482
Minnesota State (GO) Series E
     5.000%, 08/01/22..............................    760     882,565
State Paul Independent School District No. 625
 (GO) Series B (SD CRED PROG)
     5.000%, 02/01/21..............................  1,425   1,595,957
Waconia Independent School District No. 110 (GO)
 Series A (SD CRED PROG)
     3.250%, 02/01/18..............................    125     125,698
                                                           -----------
TOTAL MINNESOTA....................................         10,887,632
                                                           -----------

MISSISSIPPI -- (0.4%)
Mississippi State (GO) Series C
     5.000%, 10/01/18..............................    825     854,634
     5.000%, 10/01/20..............................    500     554,090
                                                           -----------
TOTAL MISSISSIPPI..................................          1,408,724
                                                           -----------

MISSOURI -- (0.6%)
Cass County Reorganized School District No. R-2
 (GO) (ST AID DIR DEP)
     5.000%, 03/01/21..............................  1,110   1,244,576

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MISSOURI -- (Continued)
City of O'Fallon (GO)
     5.000%, 03/01/18.............................. $  965 $  977,690
                                                           ----------
TOTAL MISSOURI.....................................         2,222,266
                                                           ----------

MONTANA -- (0.2%)
City & County of Butte-Silver Bow (GO)
     4.000%, 07/01/21..............................    500    547,765
                                                           ----------

NEBRASKA -- (0.5%)
Lancaster County School District 001 (GO)
     5.000%, 01/15/21..............................    700    782,614
Metropolitan Utilities District of Omaha (RB)
     5.000%, 12/01/20..............................    300    333,699
Southern Public Power District (RB)
     5.000%, 12/15/21..............................    400    455,716
                                                           ----------
TOTAL NEBRASKA.....................................         1,572,029
                                                           ----------

NEVADA -- (1.6%)
Clark County School District (GO) Series A
     5.000%, 06/15/21..............................  1,250  1,410,150
Nevada State (GO) Series C
     5.000%, 11/01/24..............................    450    543,947
Nevada State (GO) Series D-1
     5.000%, 03/01/22..............................    250    287,118
Nevada State (RB)
     5.000%, 12/01/17..............................  1,550  1,555,037
Nevada State Highway Improvement Revenue (RB)
     4.000%, 12/01/17..............................  1,000  1,002,430
Washoe County School District (GO) Series A
     3.000%, 06/01/19..............................    550    566,065
                                                           ----------
TOTAL NEVADA.......................................         5,364,747
                                                           ----------

NEW HAMPSHIRE -- (1.2%)
City of Dover (GO)
     3.000%, 06/15/20..............................    610    638,225
City of Nashua (GO)
     4.000%, 07/15/24..............................    770    877,538
City of Portsmouth (BAN)
     3.000%, 06/22/18..............................  2,200  2,226,752
New Hampshire State (GO) Series B
     5.000%, 06/01/19..............................    250    265,070
                                                           ----------
TOTAL NEW HAMPSHIRE................................         4,007,585
                                                           ----------

NEW JERSEY -- (0.6%)
Montville Township (GO)
     3.000%, 10/01/25..............................    500    542,530
Princeton (GO)
     3.000%, 09/15/24..............................  1,515  1,638,079
                                                           ----------
TOTAL NEW JERSEY...................................         2,180,609
                                                           ----------

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NEW MEXICO -- (2.0%)
New Mexico State (GO)
            5.000%, 03/01/21............................. $1,000 $1,120,550
New Mexico State Severance Tax Permanent Fund (RB)
 Series A
            5.000%, 07/01/27.............................  4,000  4,974,080
Santa Fe County (GO)
            5.000%, 07/01/22.............................    710    822,216
                                                                 ----------
TOTAL NEW MEXICO.........................................         6,916,846
                                                                 ----------

NEW YORK -- (6.4%)
City of New York (GO) Series A
            5.000%, 08/01/24.............................    100    119,681
City of New York (GO) Series B
            5.000%, 08/01/19.............................    100    106,585
City of New York (GO) Series E
            5.000%, 08/01/19.............................    250    266,463
            5.000%, 08/01/21.............................    265    299,495
City of New York (GO) Series F
            5.000%, 08/01/21.............................    450    508,576
City of New York (GO) Series F-1
            5.000%, 06/01/21.............................    825    928,356
Corning City School District (BAN) (ST AID WITHHLDG)
            2.000%, 06/21/18.............................    675    678,780
Corning City School District (GO) (ST AID WITHHLDG)
            5.000%, 06/15/19.............................    250    265,480
Metropolitan Transportation Authority (RB)
            5.000%, 11/15/25.............................  1,275  1,549,201
Metropolitan Transportation Authority (RB) Series B
(currency)  5.000%, 11/15/20
            (Pre-refunded
            @ $100, 11/15/17)............................    370    370,551
Metropolitan Transportation Authority (RB) Series C
            4.000%, 11/15/17.............................    900    900,963
Middle Country Central School District (GO) (ST AID
 WITHHLDG)
            2.000%, 08/15/21.............................    400    410,608
Middletown City School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20.............................    760    776,819
New York City Transitional Finance Authority Future Tax
 Secured Revenue (RB) Series G (ETM)
            5.000%, 11/01/17.............................    800    800,000
New York State Dormitory Authority (RB)
(currency)  6.250%, 12/01/37
            (Pre-refunded
            @ $100, 12/1/18).............................    250    263,790
New York State Dormitory Authority (RB) Series A
            5.000%, 02/15/18.............................    150    151,689

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NEW YORK -- (Continued)
            5.000%, 03/15/19............................. $  350 $   368,253
            5.000%, 03/15/21.............................  1,000   1,121,580
            5.000%, 02/15/22.............................    800     919,384
            5.000%, 03/15/23.............................    600     706,242
            5.000%, 02/15/24.............................    300     358,581
New York State Dormitory Authority (RB) Series C
            5.000%, 03/15/19.............................    250     263,038
New York State Environmental Facilities Corp. (RB)
 Series A
            5.000%, 12/15/17.............................    170     170,818
New York State Thruway Authority (RB) Series A
            5.000%, 03/15/18.............................    350     355,079
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/20.............................    810     882,276
            5.000%, 03/15/25.............................    500     607,645
North Shore Central School District (GO) (ST AID
 WITHHLDG)
            2.000%, 12/15/23.............................    315     323,429
Riverhead Central School District (GO) (ST AID WITHHLDG)
            2.000%, 10/15/22.............................    540     555,973
Town of Brookhaven (GO) Series A
            3.000%, 02/01/18.............................    650     653,211
Town of Hempstead (GO) Series A
            4.000%, 04/15/18.............................    650     658,697
Triborough Bridge & Tunnel Authority (RB) Series B
            5.000%, 11/15/18.............................    325     338,468
            5.000%, 11/15/20.............................  4,700   5,226,447
                                                                 -----------
TOTAL NEW YORK...........................................         21,906,158
                                                                 -----------

NORTH CAROLINA -- (3.4%)
City of Charlotte Water & Sewer System Revenue (RB)
            5.000%, 07/01/19.............................  3,000   3,191,820
New Hanover County (GO)
            5.000%, 02/01/23.............................  1,550   1,823,590
North Carolina Eastern Municipal Power Agency (RB)
 Series B (NATL-IBC) (ETM)
            6.000%, 01/01/22.............................  1,725   2,050,231
North Carolina Medical Care Commission (RB) Series D
(currency)  6.250%, 12/01/33
            (Pre-refunded
            @ $100, 12/1/18).............................  1,000   1,055,380
North Carolina State (GO) Series B
            5.000%, 06/01/25.............................  1,405   1,725,593
North Carolina State (GO) Series D
            4.000%, 06/01/23.............................    350     396,071
Wake County (GO)
            5.000%, 03/01/19.............................    160     168,261
            5.000%, 09/01/21.............................  1,300   1,479,673
                                                                 -----------
TOTAL NORTH CAROLINA.....................................         11,890,619
                                                                 -----------

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
NORTH DAKOTA -- (0.6%)
City of West Fargo (GO) Series A
     5.000%, 05/01/24.............................. $1,150 $1,370,812
North Dakota State University of Agriculture &
 Applied Science (RB) Series A
     5.000%, 04/01/21..............................    500    558,200
                                                           ----------
TOTAL NORTH DAKOTA.................................         1,929,012
                                                           ----------

OHIO -- (2.5%)
City of Columbus (GO) Series A
     3.000%, 07/01/22..............................    835    891,596
City of Columbus (GO) Series B
     5.000%, 02/15/23..............................    475    558,116
Hamilton County Sewer System Revenue (RB) Series
 A
     5.000%, 12/01/21..............................    500    571,570
Ohio State (GO) Series A
     5.000%, 09/15/21..............................    800    909,392
     5.000%, 08/01/22..............................  1,000  1,160,270
     5.000%, 09/15/22..............................    750    872,812
Ohio State (GO) Series B
     5.000%, 06/15/22..............................    450    520,686
Ohio State (GO) Series C
     2.000%, 11/01/17..............................  1,500  1,500,000
Ohio State Water Development Authority (RB)
 Series A
     5.000%, 06/01/21..............................  1,550  1,750,570
                                                           ----------
TOTAL OHIO.........................................         8,735,012
                                                           ----------

OKLAHOMA -- (0.4%)
City of Tulsa (GO)
     4.000%, 03/01/18..............................  1,500  1,514,790
                                                           ----------

OREGON -- (1.2%)
City of McMinnville (GO)
     5.000%, 02/01/22..............................    290    331,992
City of Portland Water System Revenue (RB)
 Series A
     5.000%, 04/01/21..............................  1,250  1,406,612
Lane County School District No. 4J Eugene (GO)
 (SCH BD GTY)
     3.000%, 06/15/25..............................    940  1,005,424
Oregon State (GO) Series E
     5.000%, 08/01/21..............................    410    465,137
Oregon State (GO) Series F
     3.000%, 05/01/20..............................    750    783,300
Oregon State (GO) Series L
     5.000%, 11/01/19..............................    200    215,284
                                                           ----------
TOTAL OREGON.......................................         4,207,749
                                                           ----------

PENNSYLVANIA -- (0.5%)
Berks County (GO)
     5.000%, 11/15/22..............................    445    519,569

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
PENNSYLVANIA -- (Continued)
City of Philadelphia (GO) Series A (AGM)
(currency)  5.250%, 12/15/32
            (Pre-refunded
            @ $100, 12/15/18)............................ $  500 $  523,130
Commonwealth of Pennsylvania (GO) Series 1
            5.000%, 07/01/21.............................    550    616,275
                                                                 ----------
TOTAL PENNSYLVANIA.......................................         1,658,974
                                                                 ----------

RHODE ISLAND -- (0.9%)
Rhode Island State (GO) Series A
            5.000%, 08/01/19.............................  1,800  1,919,178
            5.000%, 08/01/21.............................  1,000  1,129,390
                                                                 ----------
TOTAL RHODE ISLAND.......................................         3,048,568
                                                                 ----------

SOUTH CAROLINA -- (2.1%)
Aiken County Consolidated School District (GO) Series A
 (SCSDE)
            5.000%, 03/01/20.............................    770    837,221
Anderson County School District No. 4 (GO) Series A
 (SCSDE)
            5.000%, 03/01/21.............................    500    560,275
Charleston County School District (BAN) Series A (SCSDE)
            2.000%, 11/16/17.............................  1,800  1,800,810
City of North Charleston (GO) (ST AID WITHHLDG)
            5.000%, 06/01/21.............................    500    564,700
Clemson University (RB) Series B
            5.000%, 05/01/25.............................    750    912,337
Lexington & Richland School District No. 5 (GO) (SCSDE)
            5.000%, 03/01/19.............................  1,440  1,512,778
Richland County School District No. 2 (GO) (SCSDE)
            5.000%, 03/01/20.............................    500    544,015
Richland County School District No. 2 (GO) Series A
 (SCSDE)
            5.000%, 02/01/20.............................    600    651,090
                                                                 ----------
TOTAL SOUTH CAROLINA.....................................         7,383,226
                                                                 ----------

TENNESSEE -- (4.7%)
Blount County (GO) Series B
            5.000%, 06/01/22.............................  2,635  3,048,089
City of Clarksville Water Sewer & Gas Revenue (RB)
            5.000%, 02/01/20.............................    565    612,980
City of Knoxville Wastewater System Revenue (RB) Series A
            5.000%, 04/01/19.............................  1,825  1,926,160
City of Knoxville Wastewater System Revenue (RB) Series B
            4.000%, 04/01/22.............................    310    344,943

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
TENNESSEE -- (Continued)
City of Memphis (GO) Series A
            5.000%, 04/01/25............................. $1,250 $ 1,515,812
Hamilton County (GO) Series B
            5.000%, 03/01/22.............................  1,735   1,999,691
Metropolitan Government of Nashville & Davidson County
 (GO)
            5.000%, 07/01/22.............................    650     754,325
Metropolitan Government of Nashville & Davidson County
 (GO) Series A
(currency)  5.000%, 07/01/25
            (Pre-refunded
            @ $100, 7/1/20)..............................  3,000   3,291,300
Sullivan County (GO) Series A
            5.000%, 04/01/21.............................    450     504,774
Sumner County (GO)
            5.000%, 12/01/21.............................    230     263,021
            5.000%, 12/01/22.............................    640     747,808
Town of Collierville (GO) Series A
            5.000%, 01/01/21.............................  1,095   1,223,422
                                                                 -----------
TOTAL TENNESSEE..........................................         16,232,325
                                                                 -----------

TEXAS -- (16.8%)
Bexar County (GO)
            5.000%, 06/15/20.............................    500     548,030
            5.000%, 06/15/21.............................  1,275   1,437,384
City of Dallas (GO) Series A
            5.000%, 02/15/21.............................    500     553,860
City of Fort Worth Water & Sewer System (RB)
            5.000%, 02/15/19.............................    180     188,986
City of Fort Worth Water & Sewer System Revenue (RB)
            5.000%, 02/15/21.............................  1,745   1,953,213
City of Fort Worth Water & Sewer System Revenue (RB)
 Series A
            5.000%, 02/15/25.............................  1,930   2,344,043
City of Garland (GO) Series A
            5.000%, 02/15/24.............................    200     238,660
City of Houston (GO) (TRANS)
            4.000%, 06/29/18.............................  3,000   3,058,770
City of Houston Combined Utility System Revenue (RB)
 (ASSURED GTY)
(currency)  5.375%, 11/15/38
            (Pre-refunded
            @ $100, 5/15/19).............................  5,000   5,318,350
City of Irving (GO) Series A
            5.000%, 09/15/18.............................    710     733,820
City of San Antonio Electric & Gas Systems Revenue (RB)
            5.000%, 02/01/21.............................    700     782,313
            5.000%, 02/01/22.............................  2,025   2,322,736
Cypress-Fairbanks Independent School District (GO)
 (PSF-GTD)
            5.000%, 02/15/21.............................    790     883,449

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
TEXAS -- (Continued)
El Paso Independent School District (GO)
 (PSF-GTD)
    5.000%, 08/15/24............................. $  500 $  600,350
Fort Bend Independent School District (GO)
 Series C (PSF-GTD)
    5.000%, 02/15/24.............................  1,275  1,520,616
Fort Worth Independent School District (GO)
 (PSF-GTD)
    5.000%, 02/15/26.............................    445    548,369
Grapevine-Colleyville Independent School
 District (GO) (PSF-GTD)
    2.000%, 08/15/19.............................  1,500  1,521,660
Harris County (GO) Series A
    5.000%, 10/01/19.............................  1,000  1,072,070
Highland Park Independent School District (GO)
    5.000%, 02/15/23.............................  2,000  2,345,520
Highland Park Independent School District (GO)
 (PSF-GTD)
    5.000%, 02/15/20.............................  1,500  1,628,835
Houston Independent School District (GO) Series
 A (PSF-GTD)
    5.000%, 02/15/26.............................    750    922,927
Humble Independent School District (GO) Series B
 (PSF-GTD)
    5.000%, 02/15/20.............................  1,000  1,085,890
Katy Independent School District (GO) Series A
 (PSF-GTD)
    5.000%, 02/15/20.............................    750    815,130
    5.000%, 02/15/21.............................    400    448,000
Northwest Independent School District (GO)
 Series A (PSF-GTD)
    5.000%, 02/15/24.............................  1,000  1,197,250
Permanent University Fund - University of Texas
 System (RB) Series B
    5.000%, 07/01/20.............................  2,875  3,161,321
San Antonio Independent School District (GO)
 (PSF-GTD)
    5.000%, 02/15/20.............................    400    434,452
Texas State (GO)
    5.000%, 04/01/19.............................    250    263,603
    5.000%, 10/01/22.............................  1,140  1,328,317
    5.000%, 10/01/23.............................    375    445,733
    5.000%, 04/01/25.............................  2,185  2,658,052
Texas State (GO) Series A
    5.000%, 10/01/21.............................  1,300  1,480,284
    5.000%, 10/01/25.............................    845  1,035,226
Texas State (RN)
    4.000%, 08/30/18.............................  5,500  5,630,460
Texas Transportation Commission State Highway
 Fund (RB) Series A
    5.000%, 10/01/19.............................  1,000  1,071,280
University of Texas System (The) (RB) Series A
    5.250%, 08/15/18.............................    800    826,288

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
TEXAS -- (Continued)
University of Texas System (The) (RB) Series D
            5.000%, 08/15/21............................. $  615 $   697,570
University of Texas System (The) (RB) Series J
            5.000%, 08/15/25.............................  3,000   3,670,050
Wylie Independent School District (GO) Series C (PSF-GTD)
            6.750%, 08/15/18.............................  1,000   1,044,490
                                                                 -----------
TOTAL TEXAS..............................................         57,817,357
                                                                 -----------

UTAH -- (1.4%)
Alpine School District (GO) (SCH BD GTY)
            5.000%, 03/15/21.............................    550     618,222
Central Utah Water Conservancy District (RB) Series A
            5.000%, 10/01/20.............................    450     498,407
Snyderville Basin Special Recreation District (GO)
 Series B
            4.000%, 12/15/20.............................    540     584,771
Utah State (GO)
            5.000%, 07/01/22.............................    800     930,752
Utah State (GO) Series C
            5.000%, 07/01/18.............................  1,650   1,693,312
Washington County School District Board of Education
 (GO) (SCH BD GTY)
            5.000%, 03/01/18.............................    475     481,232
                                                                 -----------
TOTAL UTAH...............................................          4,806,696
                                                                 -----------

VERMONT -- (0.3%)
Vermont State (GO) Series B
            5.000%, 08/15/23.............................  1,000   1,190,810
                                                                 -----------

VIRGINIA -- (2.0%)
City of Hampton (GO) Series B (ST AID WITHHLDG)
            5.000%, 09/01/21.............................    840     956,096
            5.000%, 09/01/22.............................    475     553,869
City of Richmond (GO) Series A (ST AID WITHHLDG)
            5.000%, 03/01/20.............................  1,635   1,778,929
Loudoun County (GO) Series B (ST AID WITHHLDG)
            5.000%, 12/01/20.............................    550     613,019
Pittsylvania County (GO) (ST AID WITHHLDG)
            5.000%, 02/01/21.............................  1,830   2,045,812
Virginia Resources Authority (RB)
(currency)  5.000%, 10/01/22
            (Pre-refunded
            @ $100, 10/1/18).............................  1,000   1,036,010
                                                                 -----------
TOTAL VIRGINIA...........................................          6,983,735
                                                                 -----------

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
WASHINGTON -- (8.8%)
City of Marysville Water & Sewer Revenue (RB)
            5.000%, 04/01/20............................. $  755 $  823,056
City of Seattle Drainage & Wastewater Revenue (RB)
            5.000%, 09/01/20.............................  1,500  1,656,375
            5.000%, 04/01/21.............................    445    499,802
City of Seattle Municipal Light & Power Revenue (RB)
            5.000%, 09/01/20.............................    650    717,762
County of Kitsap WA (GO)
            5.000%, 06/01/21.............................  1,455  1,639,465
King County (GO) Series A
            5.000%, 07/01/20.............................    265    291,391
King County (GO) Series E
            5.000%, 12/01/17.............................  1,000  1,003,230
King County School District No. 405 Bellevue (GO) Series
 A (SCH BD GTY)
            5.000%, 12/01/18.............................    500    520,775
            5.000%, 12/01/20.............................  1,350  1,499,904
King County School District No. 411 Issaquah (GO) (SCH
 BD GTY)
            5.000%, 12/01/23.............................  1,440  1,717,978
King County School District No. 414 Lake Washington (GO)
 (SCH BD GTY)
            5.000%, 12/01/22.............................  2,000  2,337,960
King County Sewer Revenue (RB)
            5.000%, 01/01/21.............................    585    651,292
King County Sewer Revenue (RB) Series B
            5.000%, 07/01/22.............................  1,165  1,345,715
            5.000%, 07/01/25.............................  1,305  1,587,037
Pierce County School District No.10 Tacoma (GO) (SCH BD
 GTY)
            5.000%, 12/01/18.............................    500    520,720
Snohomish County Public Utility District No. 1 (RB)
            5.000%, 12/01/18.............................    895    932,286
Snohomish County School District No. 6 Mukilteo (GO)
 (SCH BD GTY)
            5.000%, 12/01/25.............................  2,000  2,452,300
Spokane County (GO)
            5.000%, 12/01/20.............................    450    497,380
Tacoma Metropolitan Park District (GO) Series B
            5.000%, 12/01/21.............................    350    399,802
Washington Health Care Facilities Authority (RB)
(currency)  7.375%, 03/01/38
            (Pre-refunded
            @ $100, 3/1/19)..............................  1,000  1,082,360
Washington State (GO) Series 2013A
            5.000%, 08/01/21.............................    200    226,348

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
WASHINGTON -- (Continued)
Washington State (GO) Series 2017-A
            5.000%, 08/01/26............................. $1,675 $ 2,070,300
Washington State (GO) Series A-1
            5.000%, 08/01/21.............................    800     905,392
Washington State (GO) Series B
            4.000%, 07/01/18.............................  1,000   1,019,320
            5.000%, 07/01/20.............................    325     356,827
            5.000%, 07/01/25.............................    475     579,547
Washington State (GO) Series R-2012C
            4.000%, 07/01/21.............................    100     109,365
Washington State (GO) Series R-2013A
            5.000%, 07/01/21.............................  1,520   1,716,490
Washington State (GO) Series R-2015E
            5.000%, 07/01/18.............................  1,005   1,031,040
                                                                 -----------
TOTAL WASHINGTON.........................................         30,191,219
                                                                 -----------

WEST VIRGINIA -- (0.9%)
Jefferson County Board of Education (GO) (WV BD COMM)
            4.000%, 05/01/20.............................    250     266,088
West Virginia State (GO)
            4.000%, 11/01/20.............................  1,975   2,134,896
West Virginia State (GO) Series A
            5.000%, 06/01/19.............................    550     583,066
                                                                 -----------
TOTAL WEST VIRGINIA......................................          2,984,050
                                                                 -----------

WISCONSIN -- (5.5%)
City of Janesville (GO)
            3.000%, 03/01/24.............................  2,000   2,142,960
City of Madison Water Utility Revenue (RB)
            5.000%, 01/01/21.............................  1,000   1,115,300
City of Milwaukee (GO) Series N3
            5.000%, 05/15/20.............................  1,000   1,093,850
Milwaukee County (GO) Series E
            2.000%, 12/01/20.............................  1,060   1,083,299
Milwaukee County Metropolitan Sewer District (GO) Series
 A
            5.000%, 10/01/25.............................  2,635   3,249,956
Oak Creek Franklin Joint School District (GO) Series B
            3.000%, 04/01/20.............................    630     656,132
Wisconsin Health & Educational Facilities Authority (RB)
 Series A
(currency)  5.250%, 12/01/35
            (Pre-refunded
            @ $100, 12/3/18).............................  2,500   2,609,450
Wisconsin State (GO) Series 1
            5.000%, 05/01/19.............................    500     528,800
Wisconsin State (GO) Series 1 (AMBAC)
            5.000%, 05/01/19.............................  1,310   1,385,456

DFA MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
WISCONSIN -- (Continued)
Wisconsin State (GO) Series 2
    5.000%, 11/01/20............................. $  600 $    665,238
    5.000%, 11/01/22.............................  1,400    1,632,120
Wisconsin State (GO) Series 3
    5.000%, 11/01/22.............................  1,875    2,185,875
Wisconsin State (GO) Series B
    5.000%, 05/01/21.............................    400      450,000
                                                         ------------
TOTAL WISCONSIN..................................          18,798,436
                                                         ------------
TOTAL MUNICIPAL BONDS............................         344,726,466
                                                         ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $343,065,735)............................         $344,726,466
                                                         ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                            -----------------------------------------
                            LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                            ------- ------------ ------- ------------
           Municipal Bonds.   --    $344,726,466   --    $344,726,466
                              --    ------------   --    ------------
           TOTAL...........   --    $344,726,466   --    $344,726,466
                              ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.8%)
Alabama State (GO) Series A
     5.000%, 08/01/19.............................. $ 4,500 $ 4,796,325
     5.000%, 08/01/20..............................   5,495   6,055,985
     5.000%, 08/01/21..............................   1,450   1,643,865
     5.000%, 08/01/21..............................   6,030   6,836,211
                                                            -----------
TOTAL ALABAMA......................................          19,332,386
                                                            -----------

ALASKA -- (0.2%)
Alaska State (GO) Series B
     5.000%, 08/01/20..............................   3,920   4,312,353
                                                            -----------

ARIZONA -- (1.2%)
Arizona State Transportation Board (RB)
     5.000%, 07/01/18..............................   5,050   5,182,562
     5.000%, 07/01/20..............................   5,000   5,496,600
City of Phoenix (GO)
     4.000%, 07/01/20..............................   1,085   1,164,693
     4.000%, 07/01/21..............................   5,970   6,547,060
Madison Elementary School District No. 38 (GO)
 Series A
     2.000%, 07/01/20..............................   1,400   1,425,564
Maricopa County Community College District (GO)
     4.000%, 07/01/18..............................   2,210   2,253,581
     3.000%, 07/01/20..............................   6,505   6,812,752
Maricopa County School District No. 3 Tempe
 Elementary (GO)
     3.000%, 07/01/21..............................   1,410   1,489,764
                                                            -----------
TOTAL ARIZONA......................................          30,372,576
                                                            -----------

ARKANSAS -- (1.5%)
Arkansas State (GO)
     5.000%, 04/01/18..............................   6,890   7,002,583
     5.000%, 04/01/19..............................   7,240   7,628,716
     5.000%, 04/01/21..............................   4,300   4,827,997
     5.000%, 04/01/21..............................   6,495   7,292,521
     5.000%, 06/15/21..............................   8,730   9,858,352
                                                            -----------
TOTAL ARKANSAS.....................................          36,610,169
                                                            -----------

CALIFORNIA -- (2.1%)
California State (GO)
     5.000%, 04/01/19..............................   1,000   1,055,430
     5.000%, 10/01/21..............................   2,215   2,526,717
California State (GO) Series B
     5.000%, 09/01/18..............................   7,000   7,231,490
City of Berkeley (RN)
     3.000%, 07/19/18..............................   4,000   4,058,200
City of Los Angeles (RN)
     5.000%, 06/28/18..............................   2,800   2,872,772
Riverside County (RN)
     2.000%, 06/29/18..............................  32,300  32,506,397

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
CALIFORNIA -- (Continued)
Sequoia Union High School District (RAN)
     3.000%, 06/29/18.............................. $ 2,385 $ 2,416,172
                                                            -----------
TOTAL CALIFORNIA...................................          52,667,178
                                                            -----------

COLORADO -- (0.7%)
Board of Water Commissioners City & County of
 Denver (The) (RB) Series B
     5.000%, 09/15/19..............................   2,060   2,207,434
City & County of Denver (GO) Series A
     5.000%, 08/01/18..............................   7,745   7,974,330
     5.000%, 08/01/20..............................   4,920   5,425,087
Denver City & County School District No. 1 (GO)
 Series B (ETM) (ST AID WITHHLDG)
     4.000%, 12/01/18..............................     140     144,379
Denver City & County School District No. 1 (GO)
 Series B (ST AID WITHHLDG)
     4.000%, 12/01/18..............................   1,045   1,078,492
Weld County School District No. RE-4 (GO) (ST
 INTERCEPT)
     4.000%, 12/01/22..............................   1,000   1,115,100
                                                            -----------
TOTAL COLORADO.....................................          17,944,822
                                                            -----------

CONNECTICUT -- (2.1%)
City of Middletown (GO)
     5.000%, 04/01/21..............................   1,905   2,143,678
Connecticut State (GO) Series A
     5.000%, 10/15/19..............................   5,350   5,718,615
Connecticut State (GO) Series B (AMBAC)
     5.250%, 06/01/18..............................  15,310  15,670,244
Connecticut State (GO) Series C
     5.000%, 06/01/18..............................   9,980  10,200,458
Connecticut State (GO) Series F
     4.000%, 11/15/17..............................   6,065   6,071,429
Connecticut State Special Tax Revenue (RB)
     5.000%, 01/01/19..............................  11,000  11,463,210
                                                            -----------
TOTAL CONNECTICUT..................................          51,267,634
                                                            -----------

DELAWARE -- (0.7%)
Delaware State (GO)
     5.000%, 07/01/19..............................   5,000   5,321,400
Delaware State (GO) Series A
     5.000%, 08/01/19..............................   5,745   6,132,615
Delaware State (GO) Series C
     5.000%, 03/01/18..............................   5,265   5,334,761
                                                            -----------
TOTAL DELAWARE.....................................          16,788,776
                                                            -----------

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                          ------     ------
                                                          (000)
DISTRICT OF COLUMBIA -- (0.2%)
District of Columbia (GO) Series A
            5.000%, 06/01/20............................. $ 2,320 $  2,544,576
District of Columbia (GO) Series B (AGM)
            5.250%, 06/01/18.............................   2,265    2,320,425
                                                                  ------------
TOTAL DISTRICT OF COLUMBIA...............................            4,865,001
                                                                  ------------

FLORIDA -- (2.0%)
Florida State Board of Education (GO) Series A
            5.000%, 06/01/18.............................   4,000    4,091,880
            5.000%, 06/01/19.............................  19,310   20,464,738
            5.000%, 06/01/19.............................  10,100   10,703,980
            5.000%, 06/01/20.............................   2,850    3,125,880
            5.000%, 01/01/21.............................   2,340    2,611,346
Florida State Board of Education (GO) Series B
            5.000%, 06/01/19.............................   3,500    3,709,300
            5.000%, 06/01/20.............................   1,000    1,096,800
Orange County Water Utility System Revenue (RB)
            5.000%, 10/01/21.............................   2,500    2,848,750
Tampa Bay Water (RB)
(currency)  5.000%, 10/01/25
            (Pre-refunded @ $100, 10/1/20)...............   2,160    2,387,772
                                                                  ------------
TOTAL FLORIDA............................................           51,040,446
                                                                  ------------

GEORGIA -- (4.9%)
Cobb County (GO)
            5.000%, 01/01/21.............................   3,710    4,145,109
            5.000%, 01/01/22.............................     500      574,080
Cobb County (TAN)
            2.000%, 11/30/17.............................  10,000   10,009,000
De Kalb County School District (GO) (ST AID WITHHLDG)
            4.000%, 11/01/17.............................  10,775   10,775,000
DeKalb County (TAN)
            3.000%, 12/19/17.............................  35,330   35,429,984
Georgia State (GO) Series A
            5.000%, 07/01/19.............................   7,350    7,825,031
Georgia State (GO) Series A-1
            5.000%, 02/01/19.............................   8,000    8,392,480
            5.000%, 02/01/20.............................   4,210    4,570,460
Georgia State (GO) Series C
            5.000%, 07/01/19.............................   2,000    2,129,260
Georgia State (GO) Series D
            5.000%, 02/01/19.............................   7,970    8,361,008
Georgia State (GO) Series E-1
            4.500%, 07/01/19.............................   6,890    7,278,596
Georgia State (GO) Series I
            5.000%, 07/01/19.............................  20,475   21,798,299
                                                                  ------------
TOTAL GEORGIA............................................          121,288,307
                                                                  ------------

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
HAWAII -- (1.8%)
City & County of Honolulu (GO) Series B
            5.000%, 11/01/19............................. $ 8,000 $ 8,606,400
Hawaii State (GO) Series DR
            5.000%, 06/01/19.............................   9,725  10,315,988
Hawaii State (GO) Series EE
            5.000%, 11/01/18.............................  11,495  11,943,075
Hawaii State (GO) Series EF
            5.000%, 11/01/21.............................   5,500   6,269,395
Hawaii State (GO) Series EO
            5.000%, 08/01/22.............................   6,000   6,961,620
Maui County (GO)
            5.000%, 06/01/18.............................     500     511,455
                                                                  -----------
TOTAL HAWAII.............................................          44,607,933
                                                                  -----------

IDAHO -- (0.3%)
Idaho State (TAN)
            4.000%, 06/29/18.............................   6,275   6,394,288
                                                                  -----------

ILLINOIS -- (0.2%)
Central Lake County Joint Action Water Agency (RB)
            4.000%, 05/01/18.............................   4,700   4,765,988
Central Lake County Joint Action Water Agency (RB) (ETM)
            4.000%, 05/01/18.............................   1,495   1,516,513
                                                                  -----------
TOTAL ILLINOIS...........................................           6,282,501
                                                                  -----------

IOWA -- (0.4%)
Iowa Finance Authority (RB)
(currency)  5.000%, 08/01/20
            (Pre-refunded @ $100, 8/1/19)................   2,535   2,703,299
(currency)  5.000%, 08/01/21
            (Pre-refunded @ $100, 8/1/19)................   1,560   1,663,568
State of Iowa (RB) Series A (ETM)
            5.000%, 06/01/18.............................   4,785   4,895,486
                                                                  -----------
TOTAL IOWA...............................................           9,262,353
                                                                  -----------

KANSAS -- (1.1%)
City of Topeka Series A
            3.000%, 10/01/18.............................  15,400  15,661,954
City of Wichita (GO) Series A
            5.000%, 12/01/19.............................   3,960   4,272,523
Kansas State Department of Transportation (RB) Series C
            5.000%, 09/01/19.............................   4,975   5,320,912
Sedgwick County Unified School District No. 266 Maize
 (GO) Series A
            2.000%, 09/01/18.............................   1,000   1,007,500
                                                                  -----------
TOTAL KANSAS.............................................          26,262,889
                                                                  -----------

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
KENTUCKY -- (0.8%)
Kentucky State Economic Development Finance Authority
 (RB) Series A
(currency)  5.000%, 05/01/24 (Pre-refunded @ $100,
             5/1/19)                                      $ 1,000 $ 1,057,290
Louisville & Jefferson County (GO) Series A
            5.000%, 12/01/19.............................   4,095   4,413,755
Louisville & Jefferson County (RB)
(currency)  5.000%, 12/01/35 (Pre-refunded @ $100,
             6/1/22)                                        1,675   1,937,590
Louisville & Jefferson County Metropolitan Sewer
 District (RB) Series B
            5.000%, 05/15/18.............................  13,245  13,525,396
                                                                  -----------
TOTAL KENTUCKY...........................................          20,934,031
                                                                  -----------

LOUISIANA -- (0.3%)
Louisiana State (GO) Series A
            5.000%, 02/01/18.............................   2,000   2,019,560
Louisiana State (GO) Series C
            5.000%, 08/01/21.............................   5,000   5,650,850
                                                                  -----------
TOTAL LOUISIANA..........................................           7,670,410
                                                                  -----------

MARYLAND -- (6.2%)
Anne Arundel County (GO)
            3.000%, 10/01/19.............................   3,900   4,038,411
            5.000%, 10/01/20.............................   1,790   1,984,179
            5.000%, 04/01/21.............................  12,740  14,327,149
Baltimore County (GO)
            5.000%, 08/01/18.............................   2,450   2,521,614
Baltimore County (GO) Series B
            5.000%, 08/01/18.............................   5,000   5,146,150
Charles County (GO)
            5.000%, 03/01/19.............................   2,450   2,576,837
Maryland State (GO) Series A
            5.000%, 08/01/19.............................  20,000  21,327,800
Maryland State (GO) Series B
            5.000%, 03/01/19.............................   6,300   6,621,867
            5.000%, 08/01/19.............................  11,500  12,263,485
Maryland State (GO) Series C
            5.000%, 11/01/18.............................   9,335   9,700,745
            5.000%, 08/01/19.............................   2,000   2,132,780
            5.000%, 11/01/19.............................   2,000   2,153,660
            5.000%, 08/01/20.............................   7,705   8,493,761
Montgomery County (GO) Series B
            5.000%, 12/01/21.............................   4,000   4,581,120
Prince George's County (GO) Series B
            5.000%, 09/15/18.............................  16,190  16,744,669
            4.000%, 03/01/19.............................   9,575   9,944,499
            4.000%, 03/01/20.............................   9,780  10,421,372
Prince George's County (GO) Series C
            5.000%, 08/01/18.............................  10,075  10,372,615

                                                           FACE
                                                          AMOUNT     VALUE+
                                                          ------     ------
                                                          (000)
MARYLAND -- (Continued)
Talbot County (GO)
            2.000%, 12/15/21............................. $ 1,330 $  1,360,218
Washington Suburban Sanitary Commission (GO)
            5.000%, 06/01/18.............................   2,350    2,403,839
Washington Suburban Sanitary Commission (GO) Series A
            4.000%, 06/01/18.............................   5,000    5,085,700
                                                                  ------------
TOTAL MARYLAND...........................................          154,202,470
                                                                  ------------

MASSACHUSETTS -- (6.4%)
City of Boston (GO) Series A
            5.000%, 03/01/18.............................   3,960    4,013,024
City of Somerville (BAN)
            2.000%, 06/08/18.............................  11,642   11,707,661
City of Springfield (GO) (ST AID WITHHLDG)
            5.000%, 09/01/21.............................   4,240    4,815,792
Commonwealth of Massachusetts (GO) Series A
            5.000%, 05/01/21.............................  10,000   11,257,300
Commonwealth of Massachusetts (GO) Series B
            5.000%, 08/01/18.............................   3,750    3,860,775
Commonwealth of Massachusetts (GO) Series B (AGM)
            5.250%, 09/01/21.............................   2,405    2,753,966
Commonwealth of Massachusetts (GO) Series C
            5.000%, 04/01/20.............................   2,700    2,944,053
            5.000%, 08/01/20.............................   8,500    9,362,835
            5.000%, 10/01/21.............................   8,000    9,106,160
Commonwealth of Massachusetts (GO) Series D (AMBAC)
            5.500%, 10/01/19.............................   4,220    4,568,150
Commonwealth of Massachusetts (GO) Series E
            5.000%, 12/01/17.............................  15,000   15,049,350
Commonwealth of Massachusetts (RAN) Series A
            2.000%, 04/23/18.............................  12,000   12,052,800
Massachusetts Bay Transportation Authority (RB) Series A
            5.250%, 07/01/19.............................   3,115    3,326,446
Massachusetts Clean Water Trust (The) (RB)
            5.000%, 08/01/20.............................   5,830    6,433,522
Massachusetts Development Finance Agency (RB)
(currency)  5.750%, 07/01/39 (Pre-refunded @ $100,
             7/1/19)                                        9,990   10,745,044
Massachusetts Health & Educational Facilities Authority
 (RB) Series E-2
(currency)  5.375%, 07/01/22 (Pre-refunded @ $100,
             7/1/18)                                       12,500   12,855,750

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                          ------     ------
                                                          (000)
MASSACHUSETTS -- (Continued)
Massachusetts Water Resources Authority (RB) Series J
 (AGM) (GO OF AUTH)
            5.250%, 08/01/18............................. $18,000 $ 18,567,720
Town of Lexington (BAN)
            2.000%, 02/16/18.............................  14,800   14,844,844
Town of Westborough (BAN)
            2.500%, 08/10/18.............................   2,000    2,020,640
                                                                  ------------
TOTAL MASSACHUSETTS......................................          160,285,832
                                                                  ------------

MICHIGAN -- (1.9%)
Michigan Finance Authority (RB) Series A
            5.000%, 07/01/18.............................  25,260   25,919,791
Michigan State (GO)
            5.000%, 11/01/19.............................  13,000   13,988,130
Michigan State Building Authority (RB)
(currency)  6.000%, 10/15/38 (Pre-refunded @ $100,
             10/15/18)                                      2,740    2,866,095
Michigan State Trunk Line Revenue (RB)
            5.000%, 11/15/18.............................   3,600    3,743,856
                                                                  ------------
TOTAL MICHIGAN...........................................           46,517,872
                                                                  ------------

MINNESOTA -- (3.6%)
Bloomington Independent School District No. 271 (GO)
 Series A (SD CRED PROG)
            5.000%, 02/01/21.............................   1,290    1,443,884
Chaska Independent School District No. 112 (GO) Series A
 (SD CRED PROG)
            5.000%, 02/01/21.............................     590      659,779
City of Minneapolis (GO)
            2.000%, 12/01/18.............................   5,085    5,136,206
City of Rochester (GO) Series A
            5.000%, 02/01/18.............................   2,590    2,615,667
City of State Louis Park (RB) Series C (ETM)
            5.500%, 07/01/18.............................   4,140    4,259,812
Elk River Independent School District No. 728 (GO)
 Series A (SD CRED PROG)
            5.000%, 02/01/21.............................   1,000    1,118,270
Elk River Independent School District No. 728 (GO)
 Series C (SD CRED PROG)
            5.000%, 02/01/20.............................   5,000    5,422,250
            5.000%, 02/01/21.............................   2,000    2,236,540
Hennepin County (GO) Series B
            5.000%, 12/01/21.............................     650      744,432
Lakeville Independent School District No. 194 (GO)
 Series D (SD CRED PROG)
            5.000%, 02/01/19.............................   4,425    4,636,426

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
MINNESOTA -- (Continued)
Minnesota State (GO) Series B
            5.000%, 08/01/18............................. $ 7,600 $ 7,823,896
            5.000%, 08/01/19.............................   4,000   4,265,560
            4.000%, 08/01/20.............................   8,800   9,458,856
Minnesota State (GO) Series D
            5.000%, 08/01/19.............................  19,750  21,061,202
            5.000%, 08/01/20.............................     750     826,350
            5.000%, 08/01/21.............................   7,230   8,196,651
Minnesota State (GO) Series E
            2.000%, 08/01/19.............................     725     735,621
Minnesota State (GO) Series F
            5.000%, 10/01/18.............................     650     673,348
Owatonna Independent School District No. 761 (GO) Series
 A (SD CRED PROG)
            2.000%, 02/01/18.............................   2,855   2,862,138
University of Minnesota (RB) Series A (GO OF UNIV) (ETM)
            5.000%, 12/01/17.............................   6,040   6,059,751
                                                                  -----------
TOTAL MINNESOTA..........................................          90,236,639
                                                                  -----------

MISSISSIPPI -- (0.1%)
Mississippi State (GO) Series C
            5.000%, 10/01/18.............................   2,800   2,900,576
                                                                  -----------

MISSOURI -- (0.7%)
Health & Educational Facilities Authority of the State
 of Missouri (RB) Series 2003A-ST LUKE'S HEALTH (AGM)
(currency)  5.500%, 11/15/28 (Pre-refunded @
             $100,11/15/18)..............................  10,000  10,454,100
Jackson County Reorganized School District No. 7 (GO)
            3.000%, 03/01/21.............................   2,375   2,496,624
Missouri State (GO) Series A
            5.000%, 12/01/20.............................   4,515   5,033,773
                                                                  -----------
TOTAL MISSOURI...........................................          17,984,497
                                                                  -----------

NEBRASKA -- (0.3%)
Lancaster County School District 001 (GO)
            5.000%, 01/15/21.............................   1,620   1,811,193
Metropolitan Utilities District of Omaha (RB)
            5.000%, 12/01/20.............................   4,340   4,827,512
                                                                  -----------
TOTAL NEBRASKA...........................................           6,638,705
                                                                  -----------

NEVADA -- (0.6%)
City of Henderson NV (GO)
            5.000%, 06/01/19.............................   5,295   5,611,641
Clark County School District (GO) Series A
            5.000%, 06/15/19.............................   1,000   1,060,250

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
NEVADA -- (Continued)
Clark County School District (GO) Series C
(currency)  5.000%, 06/15/26 (Pre-refunded @ $100,
             12/15/17)................................... $ 4,750 $ 4,773,038
Nevada State (RB)
            5.000%, 12/01/17.............................   3,600   3,611,700
Washoe County School District (GO) Series A
            3.000%, 06/01/19.............................   1,125   1,157,861
                                                                  -----------
TOTAL NEVADA.............................................          16,214,490
                                                                  -----------

NEW HAMPSHIRE -- (0.2%)
City of Nashua (GO)
            4.000%, 07/15/21.............................   1,720   1,884,053
City of Portsmouth (BAN)
            3.000%, 06/22/18.............................   2,705   2,737,893
                                                                  -----------
TOTAL NEW HAMPSHIRE......................................           4,621,946
                                                                  -----------

NEW JERSEY -- (1.2%)
Monmouth County (GO)
            5.000%, 07/15/20.............................   4,540   5,003,761
            5.000%, 07/15/21.............................   3,770   4,279,930
Union County
            2.250%, 06/22/18.............................  20,000  20,148,000
                                                                  -----------
TOTAL NEW JERSEY.........................................          29,431,691
                                                                  -----------

NEW MEXICO -- (1.1%)
City of Albuquerque (GO) Series A
            5.000%, 07/01/18.............................   4,775   4,898,720
New Mexico State (GO)
            5.000%, 03/01/19.............................   1,500   1,576,635
            5.000%, 03/01/21.............................   4,000   4,482,200
New Mexico State Severance Tax Permanent Fund (RB)
 Series A
            5.000%, 07/01/19.............................   6,500   6,910,020
New Mexico State Severance Tax Permanent Fund (RB)
 Series A-2
            5.000%, 07/01/18.............................  10,000  10,258,500
                                                                  -----------
TOTAL NEW MEXICO.........................................          28,126,075
                                                                  -----------

NEW YORK -- (7.7%)
Albany Industrial Development Agency (RB) Series A
(currency)  5.750%, 11/15/22 (Pre-refunded @ $100,
             11/15/17)...................................     200     200,346
Amherst Central School District (GO) (ST AID WITHHLDG)
            3.000%, 06/15/18.............................     135     136,620
Brewster Central School District (GO) (ST AID WITHHLDG)
            2.000%, 10/01/19.............................   1,160   1,179,268
City of New York (GO) Series C
            5.000%, 08/01/18.............................   6,265   6,447,186

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
NEW YORK -- (Continued)
City of New York (GO) Series E
            5.000%, 08/01/21............................. $ 1,500 $ 1,695,255
City of New York (GO) Series F
            5.000%, 08/01/21.............................   1,000   1,130,170
City of New York (GO) Series G
            5.000%, 08/01/18.............................   8,000   8,232,640
            5.000%, 08/01/19.............................  15,310  16,318,163
            5.000%, 08/01/21.............................   5,915   6,684,956
City of New York (GO) Series H-A
            5.000%, 03/01/19.............................  10,105  10,619,850
City of New York (GO) Series J7
            5.000%, 08/01/20.............................   5,000   5,499,000
City of Rochester (BAN) Series 3
            2.500%, 08/02/18.............................  17,550  17,729,887
County of Columbia (GO) Series A (AGM)
            2.000%, 02/01/19.............................     500     505,555
Erie County (RAN)
            2.000%, 06/30/18.............................   6,800   6,840,256
Hilton Central School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/21.............................     685     698,967
Metropolitan Transportation Authority (RB) Series A
            5.000%, 11/15/21.............................     600     683,208
New York State (GO) Series A
            4.000%, 03/01/18.............................     400     404,080
            5.000%, 03/15/18.............................   1,565   1,588,600
New York State Dormitory Authority (RB)
(currency)  6.125%, 12/01/29 (Pre-refunded @ $100,
             12/1/18)....................................     600     632,292
New York State Dormitory Authority (RB) Series 2015B-A
            5.000%, 03/15/18.............................   8,750   8,876,962
New York State Dormitory Authority (RB) Series A
            5.000%, 02/15/18.............................  11,440  11,568,814
            5.000%, 03/15/18.............................   3,800   3,855,138
            5.000%, 03/15/21.............................   1,795   2,013,236
            5.000%, 12/15/21.............................   3,545   4,058,670
            5.000%, 02/15/22.............................   4,000   4,596,920
(currency)  5.500%, 07/01/25 (Pre-refunded @ $100,
             7/1/20).....................................     500     555,495
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/20.............................  15,000  16,295,550
(currency)  5.000%, 07/01/38 (Pre-refunded @ $100,
             7/1/18).....................................   5,600   5,746,664
New York State Dormitory Authority (RB) Series B
 (ASSURED GTY)
(currency)  5.000%, 07/01/23 (Pre-refunded @ $100,
             7/1/18).....................................     550     564,405

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                          ------     ------
                                                          (000)
NEW YORK -- (Continued)
New York State Dormitory Authority (RB) Series C
            5.000%, 03/15/19............................. $   700 $    736,505
New York State Dormitory Authority (RB) Series E
            5.000%, 03/15/20.............................     500      544,615
            5.000%, 03/15/21.............................   2,000    2,245,260
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/18.............................   4,500    4,565,295
            5.000%, 03/15/20.............................     550      599,077
New York State Urban Development Corp. (RB) Series C
            5.000%, 12/15/17.............................   5,765    5,792,787
            5.000%, 12/15/18.............................     250      260,815
Town of Brookhaven (GO) Series A
            3.000%, 02/01/19.............................   5,080    5,201,107
Town of Hempstead (GO) Series B
            5.000%, 02/01/18.............................   9,915   10,011,969
Triborough Bridge & Tunnel Authority (RB) Series A-1
            5.000%, 11/15/19.............................     500      538,840
Triborough Bridge & Tunnel Authority (RB) Series B
            5.000%, 11/15/17.............................   2,800    2,804,144
            4.000%, 11/15/18.............................  11,860   12,229,558
Union Free School District Of The Tarrytowns (GO) Series
 A (ST AID WITHHLDG)
            5.000%, 01/15/18.............................     150      151,217
                                                                  ------------
TOTAL NEW YORK...........................................          191,039,342
                                                                  ------------

NORTH CAROLINA -- (3.1%)
City of Charlotte Water & Sewer System Revenue (RB)
            5.000%, 07/01/19.............................  10,555   11,229,887
Davie County (GO)
            5.000%, 05/01/20.............................   1,595    1,738,725
North Carolina Medical Care Commission (RB) Series D
(currency)  6.250%, 12/01/33 (Pre-refunded @ $100,
             12/1/18)....................................  15,455   16,310,898
North Carolina State (GO) Series A
            5.000%, 03/01/19.............................   5,000    5,258,150
North Carolina State (GO) Series B
            5.000%, 06/01/18.............................  29,730   30,416,465
Onslow County (GO)
            4.000%, 12/01/17.............................     525      526,276
Wake County (GO)
            5.000%, 03/01/19.............................   7,225    7,598,027
Wake County (GO) Series B
            5.000%, 05/01/18.............................   4,625    4,716,760
                                                                  ------------
TOTAL NORTH CAROLINA.....................................           77,795,188
                                                                  ------------

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
OHIO -- (3.9%)
City of Columbus (GO) Series 1
            5.000%, 07/01/20............................. $10,000 $10,995,900
City of Columbus (GO) Series A
            5.000%, 02/15/19.............................  10,000  10,486,000
            3.000%, 07/01/21.............................  12,830  13,593,641
Ohio State (GO) Series A
            3.000%, 05/01/20.............................   5,000   5,222,000
            5.000%, 05/01/20.............................   7,000   7,654,290
            5.000%, 09/15/21.............................   2,335   2,654,288
Ohio State (GO) Series B
            5.000%, 08/01/19.............................   7,270   7,751,347
            5.000%, 09/01/19.............................   4,215   4,506,467
            5.000%, 08/01/20.............................  10,000  11,018,000
            2.000%, 09/01/20.............................   2,500   2,549,875
            5.000%, 06/15/21.............................   9,500  10,727,875
Ohio State (GO) Series C
            5.000%, 09/15/18.............................   1,300   1,343,966
Ohio State (GO) Series R
            5.000%, 05/01/20.............................   5,080   5,554,828
Ohio State (GO) Series T
            5.000%, 04/01/21.............................   2,040   2,290,492
Ohio State Water Development Authority (RB) Series A
            5.000%, 06/01/21.............................   1,825   2,061,155
                                                                  -----------
TOTAL OHIO...............................................          98,410,124
                                                                  -----------

OKLAHOMA -- (0.3%)
Tulsa County Independent School District No. 1 Tulsa
 (GO) Series C
            1.500%, 07/01/18.............................   6,970   6,989,725
                                                                  -----------

OREGON -- (0.7%)
Multnomah County (GO)
            5.000%, 08/01/19.............................   4,580   4,889,013
Oregon State (GO) Series F
            3.000%, 05/01/20.............................   6,585   6,877,374
Oregon State (GO) Series L
            5.000%, 11/01/19.............................   4,510   4,854,654
                                                                  -----------
TOTAL OREGON.............................................          16,621,041
                                                                  -----------

PENNSYLVANIA -- (3.7%)
City of Philadelphia (GO) Series A (AGM)
(currency)  5.250%, 12/15/32 (Pre-refunded @ $100,
             12/15/18)...................................   7,290   7,627,235
Commonwealth of Pennsylvania (GO)
            5.000%, 07/01/18.............................   3,755   3,851,541
Commonwealth of Pennsylvania (GO) Series 1
            5.000%, 11/15/18.............................  10,645  11,069,203
            5.000%, 07/01/19.............................   7,655   8,132,672
            5.000%, 04/01/20.............................   8,500   9,219,525

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
PENNSYLVANIA -- (Continued)
Commonwealth of Pennsylvania (GO) Series 2
            5.000%, 10/15/19............................. $ 2,250 $ 2,414,070
Commonwealth of Pennsylvania (GO) Series A
            5.000%, 02/15/19.............................   5,010   5,254,789
Council Rock School District (GO) Series C (ST AID
 WITHHLDG)
            5.000%, 11/15/17.............................   5,285   5,292,399
Montgomery County Industrial Development Authority (RB)
 (FHA INS)
(currency)  5.375%, 08/01/38 (Pre-refunded @ $100,
             8/1/20).....................................  10,000  11,116,100
Pennsylvania Economic Development Financing Authority
 (RB) Series A
            5.000%, 07/01/19.............................  14,735  15,666,989
Pennsylvania Higher Educational Facilities Authority
 (RB) Series A (NATL)
(currency)  5.000%, 05/01/37 (Pre-refunded @ $100,
             11/1/17)....................................   8,600   8,600,000
University of Pittsburgh-of the Commonwealth System of
 Higher Education (RB) Series B
(currency)  5.250%, 09/15/34 (Pre-refunded @ $100,
             9/15/19)....................................   3,330   3,581,115
                                                                  -----------
TOTAL PENNSYLVANIA.......................................          91,825,638
                                                                  -----------

RHODE ISLAND -- (0.2%)
Rhode Island State (GO) Series A
            5.000%, 08/01/19.............................   4,700   5,011,187
                                                                  -----------

SOUTH CAROLINA -- (4.6%)
Aiken County Consolidated School District (GO) Series A
 (SCSDE)
            5.000%, 03/01/20.............................   3,000   3,261,900
Charleston County School District (BAN) Series A (SCSDE)
            2.000%, 11/16/17.............................  11,910  11,915,360
Charleston County School District (GO) Series A (SCSDE)
            5.000%, 02/01/19.............................   7,595   7,953,028
Darlington County School District (GO) (SCSDE)
            3.000%, 03/01/19.............................   3,000   3,074,250
Dorchester County School District No. 2 (GO) Series A
 (SCSDE)
            5.000%, 03/01/21.............................   1,885   2,112,897
Florence County (GO) (ST AID WITHHLDG)
            4.000%, 06/01/19.............................  15,000  15,670,050
            4.000%, 06/01/20.............................   2,475   2,650,552

                                                           FACE
                                                          AMOUNT     VALUE+
                                                          ------     ------
                                                          (000)
SOUTH CAROLINA -- (Continued)
Florence School District One (GO) (SCSDE)
            5.000%, 03/01/19............................. $ 3,730 $  3,918,514
Greenville County School District (GO) Series C (SCSDE)
            5.000%, 06/01/18.............................  15,000   15,336,600
Lexington & Richland School District No. 5 (GO) Series B
 (SCSDE)
            5.000%, 03/01/21.............................   1,660    1,860,694
Richland County School District No. 2 (GO) (SCSDE)
            5.000%, 03/01/20.............................     910      990,107
Richland County School District No. 2 (GO) Series A
 (SCSDE)
            5.000%, 02/01/20.............................   5,520    5,990,028
            5.000%, 02/01/21.............................   7,000    7,827,890
Richland County School District No. 2 (GO) Series C
 (SCSDE)
            5.000%, 02/01/19.............................   5,740    6,012,765
South Carolina State (GO) Series A
            5.000%, 06/01/20.............................   8,945    9,818,121
Spartanburg County School District No. 6 (BAN)
            5.000%, 09/27/18.............................  10,000   10,350,200
Sumter County School District (TAN)
            3.000%, 04/11/18.............................   6,725    6,785,458
                                                                  ------------
TOTAL SOUTH CAROLINA.....................................          115,528,414
                                                                  ------------

TENNESSEE -- (2.7%)
City of Chattanooga (GO) Series A
            4.000%, 09/01/18.............................   9,160    9,385,886
City of Memphis (GO) (NATL-RE)
            5.250%, 10/01/18.............................   4,000    4,153,840
City of Memphis (GO) Series A
            5.000%, 04/01/21.............................   4,550    5,111,970
City of Memphis (GO) Series D
            5.000%, 07/01/19.............................   4,180    4,447,980
Hamilton County (GO) Series A
            5.000%, 05/01/21.............................   3,895    4,393,287
Metropolitan Government of Nashville & Davidson County
 (GO)
            5.000%, 07/01/21.............................   9,055   10,253,248
(currency)  5.000%, 01/01/27 (Pre-refunded @ $100,
             1/1/18).....................................   4,300    4,328,036
Metropolitan Government of Nashville & Davidson County
 (GO) Series A
(currency)  5.000%, 07/01/25 (Pre-refunded @ $100,
             7/1/20).....................................     525      575,978

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
TENNESSEE -- (Continued)
Metropolitan Government of Nashville & Davidson County
 Electric Revenue (RB) Series A
            5.000%, 05/15/20............................. $ 2,000 $ 2,191,380
Shelby County (GO) Series A
            5.000%, 04/01/20.............................  18,135  19,783,290
            5.000%, 03/01/21.............................   2,550   2,860,055
                                                                  -----------
TOTAL TENNESSEE..........................................          67,484,950
                                                                  -----------

TEXAS -- (13.5%)
Austin Independent School District (GO)
(currency)  4.500%, 08/01/25 (Pre-refunded @ $100,
             8/1/19).....................................   3,340   3,535,924
City of Allen (GO)
            5.000%, 08/15/21.............................   1,840   2,087,774
City of Dallas (GO)
            5.000%, 02/15/19.............................   8,400   8,791,608
            5.000%, 02/15/21.............................   1,500   1,661,580
City of Fort Worth Water & Sewer System (RB)
            5.000%, 02/15/19.............................     830     871,434
City of Fort Worth Water & Sewer System (RB)
            5.000%, 02/15/18.............................  10,690  10,811,973
City of Frisco (GO) Series A
            5.000%, 02/15/21.............................   4,825   5,395,749
City of Houston (GO)
(currency)  5.000%, 03/01/26 (Pre-refunded @ $100,
             3/1/19).....................................   3,405   3,576,612
City of Houston (GO) (TRANS)
            4.000%, 06/29/18.............................  43,000  43,842,370
City of Houston (GO) Series A
            4.000%, 03/01/18.............................   2,000   2,019,120
City of Houston Combined Utility System Revenue (RB)
 (ASSURED GTY)
(currency)  5.375%, 11/15/38 (Pre-refunded @ $100,
             5/15/19)....................................  25,155  26,756,619
City of San Antonio (GO)
            5.000%, 02/01/20.............................   7,350   7,967,326
City of San Antonio Electric & Gas Systems Revenue (RB)
 Series A
(currency)  5.000%, 02/01/34 (Pre-refunded @ $100,
             2/1/19).....................................   4,750   4,977,572
City of San Antonio Electric & Gas Systems Revenue (RB)
 Series D
            5.000%, 02/01/19.............................     700     733,978
City of Waco (GO)
            5.000%, 02/01/20.............................   5,765   6,251,854
Comal Independent School District (GO) Series A (PSF-GTD)
            5.000%, 02/01/18.............................   3,990   4,029,142

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
TEXAS -- (Continued)
Conroe Independent School District (GO) Series A
 (PSF-GTD)
            4.000%, 02/15/21............................. $ 1,940 $ 2,109,246
Dallas Independent School District (GO) (PSF-GTD)
            5.250%, 02/15/18.............................   2,000   2,024,120
Harris County (GO) Series A
            5.000%, 10/01/19.............................   5,640   6,046,475
Houston Higher Education Finance Corp. (RB) Series A
(currency)  6.875%, 05/15/41 (Pre-refunded @ $100,
             5/15/21)....................................   6,000   7,127,160
Humble Independent School District (GO) Series B
 (PSF-GTD)
            5.000%, 02/15/20.............................   4,000   4,343,560
Longview Independent School District (GO) (PSF-GTD)
(currency)  4.750%, 02/15/36 (Pre-refunded @ $100,
             8/15/18)....................................  14,815  15,234,561
North East Independent School District (GO) (PSF-GTD)
            5.000%, 08/01/18.............................  10,125  10,421,764
Northside Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/18.............................   1,250   1,264,188
Permanent University Fund (RB)
            5.000%, 07/01/18.............................  12,585  12,915,356
Plano Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/19.............................  18,185  19,078,429
San Antonio Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.............................   2,500   2,715,325
Southwest Higher Education Authority Inc (RB)
(currency)  5.000%, 10/01/23 (Pre-refunded @ $100,
             10/1/19)....................................   2,740   2,938,568
Texas State (GO)
            5.000%, 04/01/19.............................   4,350   4,586,683
            5.000%, 10/01/20.............................   3,825   4,235,308
            5.000%, 10/01/23.............................   1,425   1,693,784
(currency)  5.000%, 04/01/29 (Pre-refunded @ $100,
             4/1/18).....................................   7,905   8,035,828
Texas State (GO) Series A
            5.000%, 10/01/21.............................   2,200   2,505,096
Texas State (RN)
            4.000%, 08/30/18.............................  53,000  54,257,160
Texas Tech University (RB) Series A
            5.000%, 08/15/19.............................   3,025   3,231,940

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CONTINUED

                                                     FACE
                                                    AMOUNT     VALUE+
                                                    ------     ------
                                                    (000)
TEXAS -- (Continued)
Texas Transportation Commission State Highway
 Fund (RB) Series A
     5.000%, 04/01/18.............................. $ 5,000 $  5,082,750
     5.000%, 04/01/19..............................   5,110    5,389,517
     5.000%, 10/01/19..............................   4,000    4,285,120
     5.000%, 10/01/20..............................  12,500   13,821,875
University of Texas System (The) (RB) Series A
     5.250%, 08/15/18..............................     750      774,645
University of Texas System (The) (RB) Series C
     5.000%, 08/15/19..............................   7,975    8,520,570
                                                            ------------
TOTAL TEXAS........................................          335,949,663
                                                            ------------

UTAH -- (1.7%)
Alpine School District (GO) (SCH BD GTY)
     5.000%, 03/15/21..............................     940    1,056,598
Jordan School District (GO) (SCH BD GTY)
     5.000%, 06/15/19..............................  16,420   17,442,145
Utah State (GO)
     5.000%, 07/01/22..............................   9,690   11,273,734
Utah State (GO) Series C
     5.000%, 07/01/18..............................   3,150    3,232,687
     4.500%, 07/01/19..............................   6,675    7,048,066
Washington County School District Board of
 Education (GO) (SCH BD GTY)
     5.000%, 03/01/18..............................   2,000    2,026,240
                                                            ------------
TOTAL UTAH.........................................           42,079,470
                                                            ------------

VIRGINIA -- (6.8%)
Arlington County (GO) (ST AID WITHHLDG)
     4.000%, 08/15/21..............................   2,125    2,337,096
Chesterfield County (GO) Series A
     5.000%, 01/01/19..............................   3,575    3,739,593
City of Hampton (GO) Series B (ST AID WITHHLDG)
     5.000%, 09/01/21..............................   2,700    3,073,167
City of Norfolk (GO) Series C (ST AID WITHHLDG)
     5.000%, 10/01/19..............................   2,500    2,681,650
City of Richmond (GO) Series A (ST AID WITHHLDG)
     5.000%, 03/01/20..............................   1,000    1,088,030
Commonwealth of Virginia (GO) Series B
     5.000%, 06/01/19..............................  10,250   10,872,893
     5.000%, 06/01/19..............................   5,705    6,051,693
Fairfax County (GO) Series A (ST AID WITHHLDG)
     3.000%, 10/01/18..............................   2,855    2,906,276
     4.000%, 10/01/18..............................   8,880    9,120,027

                                                           FACE
                                                          AMOUNT     VALUE+
                                                          ------     ------
                                                          (000)
VIRGINIA -- (Continued)
            4.000%, 10/01/19............................. $12,300 $ 12,966,414
            4.000%, 10/01/20.............................  15,530   16,766,809
Fairfax County (GO) Series B (ST AID WITHHLDG)
            5.000%, 10/01/18.............................  10,000   10,361,000
            4.000%, 04/01/19.............................   7,000    7,284,970
Henrico County (GO)
            5.000%, 07/15/19.............................   5,460    5,816,210
Loudoun County (GO) Series A
            4.000%, 12/01/17.............................   3,555    3,563,710
University of Virginia (RB) Series B
            5.000%, 08/01/21.............................  15,000   17,034,900
Virginia Public Building Authority (RB) Series A
            5.000%, 08/01/18.............................   8,370    8,619,091
Virginia Public School Authority (RB) Series B (ST AID
 WITHHLDG)
            5.000%, 08/01/19.............................  15,580   16,619,965
Virginia Resources Authority (RB)
(currency)  5.000%, 10/01/22 (Pre-refunded @ $100,
             10/1/18)....................................   7,935    8,220,739
(currency)  5.000%, 10/01/27 (Pre-refunded @ $100,
             10/1/18)....................................   4,940    5,117,889
(currency)  5.000%, 10/01/28 (Pre-refunded @ $100,
             10/1/18)....................................   6,230    6,454,342
Virginia Resources Authority (RB) Series B
            4.000%, 10/01/19.............................   4,875    5,139,128
Virginia State Public School Authority (RB) (ST AID
 WITHHLDG)
            5.000%, 07/15/19.............................   4,080    4,346,179
                                                                  ------------
TOTAL VIRGINIA...........................................          170,181,771
                                                                  ------------

WASHINGTON -- (4.1%)
Central Puget Sound Regional Transit Authority (RB)
 Series P-1
            5.000%, 02/01/18.............................   3,000    3,029,430
City of Seattle (GO)
            5.000%, 12/01/17.............................   4,050    4,063,325
City of Seattle Drainage & Wastewater Revenue (RB)
            5.000%, 04/01/21.............................   3,000    3,369,450
City of Seattle Water System Revenue (RB)
            5.000%, 09/01/19.............................   3,890    4,164,128
King County (GO)
            5.000%, 12/01/18.............................   9,420    9,812,437
King County School District No. 405 Bellevue (GO) (SCH
 BD GTY)
            5.000%, 12/01/18.............................   1,240    1,291,522

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CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
WASHINGTON -- (Continued)
King County School District No. 405 Bellevue
 (GO) Series A (SCH BD GTY)
    5.000%, 12/01/18............................. $  400 $  416,620
King County Sewer Revenue (RB)
    5.000%, 01/01/18.............................  4,670  4,700,122
Snohomish County Public Utility District No. 1
 (RB)
    5.000%, 12/01/18.............................  3,190  3,322,895
    5.000%, 12/01/19.............................  5,810  6,261,030
Snohomish County School District No. 201
 Snohomish (GO) (SCH BD GTY)
    5.000%, 12/01/21.............................  4,000  4,555,480
Snohomish County School District No. 6 Mukilteo
 (GO) (SCH BD GTY)
    5.000%, 12/01/18.............................    500    520,720
Washington State (GO)
    5.000%, 07/01/18.............................  3,000  3,077,730
    5.000%, 07/01/20.............................  3,650  4,007,445
Washington State (GO) Series 2010A
    5.000%, 08/01/18.............................  4,500  4,631,175
Washington State (GO) Series 2013A
    5.000%, 08/01/21.............................  4,245  4,804,236
Washington State (GO) Series A
    5.000%, 08/01/18.............................  2,735  2,814,725
Washington State (GO) Series A-1
    5.000%, 08/01/21.............................  1,500  1,697,610
Washington State (GO) Series B
    4.000%, 07/01/18.............................  9,000  9,173,880
    5.000%, 07/01/20.............................  5,000  5,489,650
Washington State (GO) Series D
    5.000%, 02/01/19.............................  1,710  1,792,131
Washington State (GO) Series E
    5.000%, 02/01/19.............................  4,080  4,275,963
Washington State (GO) Series R-2014A
    5.000%, 07/01/18.............................  7,065  7,248,054
Washington State (GO) Series R-2015
    5.000%, 07/01/18.............................  4,160  4,267,786

                                                           FACE
                                                          AMOUNT      VALUE+
                                                          ------      ------
                                                          (000)
WASHINGTON -- (Continued)
Washington State (GO) Series R-2017A
            5.000%, 08/01/22............................. $ 2,500 $    2,896,950
                                                                  --------------
TOTAL WASHINGTON.........................................            101,684,494
                                                                  --------------

WEST VIRGINIA -- (0.4%)
West Virginia State (GO) Series A
            5.000%, 06/01/21.............................   9,620     10,861,172
                                                                  --------------

WISCONSIN -- (3.0%)
City of Milwaukee (GO) Series N2
            5.000%, 05/01/19.............................  10,010     10,580,470
            5.000%, 04/01/20.............................   5,860      6,385,232
Wisconsin Health & Educational Facilities Authority (RB)
 Series A
(currency)  5.250%, 12/01/35 (Pre-refunded @ $100,
             12/3/18)....................................   1,980      2,066,684
Wisconsin State (GO) Series 1
            5.000%, 05/01/19.............................   9,230      9,761,648
            5.000%, 05/01/20.............................   3,235      3,533,202
Wisconsin State (GO) Series 1 (AMBAC)
            5.000%, 05/01/19.............................   3,475      3,675,160
Wisconsin State (GO) Series 1 (ETM)
            5.000%, 05/01/20.............................     120        130,999
Wisconsin State (GO) Series 2
            5.000%, 11/01/19.............................   4,000      4,304,040
            5.000%, 11/01/21.............................   6,160      7,019,135
            5.000%, 11/01/22.............................   3,000      3,497,400
Wisconsin State (GO) Series B
            5.000%, 05/01/20.............................  11,930     13,029,708
            5.000%, 05/01/21.............................   9,655     10,861,875
                                                                  --------------
TOTAL WISCONSIN..........................................             74,845,553
                                                                  --------------
TOTAL MUNICIPAL BONDS....................................          2,491,372,578
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,484,987,890)..................................          $2,491,372,578
                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ---------------------------------------------
                          LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                          ------- -------------- ------- --------------
         Municipal Bonds.   --    $2,491,372,578   --    $2,491,372,578
                            --    --------------   --    --------------
         TOTAL...........   --    $2,491,372,578   --    $2,491,372,578
                            ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.6%)
Alabama State (GO) Series A
     5.000%, 08/01/19.............................. $3,995 $ 4,258,071
     5.000%, 08/01/21..............................    250     283,425
Alabama State (GO) Series B
     5.000%, 11/01/19..............................  1,000   1,076,010
Alabama State (GO) Series C
     5.000%, 08/01/24..............................  3,000   3,624,240
                                                           -----------
TOTAL ALABAMA......................................          9,241,746
                                                           -----------

ALASKA -- (0.5%)
Borough of North Slope (GO) Series A
     4.000%, 06/30/18..............................    400     407,560
City of Anchorage (GO) Series B
     5.000%, 09/01/21..............................  3,845   4,345,619
     5.000%, 09/01/23..............................    200     235,148
City of Anchorage (GO) Series C
     5.000%, 09/01/24..............................  2,765   3,303,760
                                                           -----------
TOTAL ALASKA.......................................          8,292,087
                                                           -----------

ARIZONA -- (0.5%)
City of Tucson (GO) Series C
     3.000%, 07/01/22..............................  1,455   1,548,207
Maricopa County Community College District (GO)
     4.000%, 07/01/18..............................  4,000   4,078,880
Maricopa County High School District No.
 210-Phoenix (GO)
     3.000%, 07/01/23..............................  1,810   1,940,574
                                                           -----------
TOTAL ARIZONA......................................          7,567,661
                                                           -----------

ARKANSAS -- (0.8%)
Arkansas State (GO)
     5.000%, 04/01/21..............................  1,000   1,122,790
     5.000%, 06/15/21..............................  3,750   4,234,687
     5.000%, 04/01/22..............................  2,800   3,226,076
     4.250%, 06/01/23..............................  3,325   3,795,488
                                                           -----------
TOTAL ARKANSAS.....................................         12,379,041
                                                           -----------

CALIFORNIA -- (1.4%)
California State (GO)
     5.000%, 11/01/24..............................  1,175   1,422,020
     5.000%, 08/01/26..............................  8,000   9,888,000
California State (GO) Series B
     5.000%, 09/01/21..............................    250     284,553
     5.000%, 09/01/25..............................  9,000  10,998,900
                                                           -----------
TOTAL CALIFORNIA...................................         22,593,473
                                                           -----------

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
COLORADO -- (1.5%)
Adams & Arapahoe Joint School District 28J (GO)
 (ST AID WITHHLDG)
     5.000%, 12/01/21.............................. $  425 $   485,835
Arapahoe County School District No. 5 (GO) (ST
 AID WITHHLDG)
     5.000%, 12/15/19..............................  3,115   3,365,353
     5.000%, 12/15/19..............................  5,705   6,163,511
Boulder County (RB)
     5.000%, 07/15/18..............................    540     554,963
Boulder Valley School District No. Re-2 Boulder
 (GO) Series B (ST AID WITHHLDG)
     4.000%, 12/01/24..............................  2,185   2,507,899
City & County of Denver (GO) Series A
     5.000%, 08/01/19..............................  2,085   2,224,924
Denver City & County School District No. 1 (GO)
 Series A (NATL-RE) (ST AID WITHHLDG)
     5.250%, 12/01/21..............................  2,490   2,868,903
Denver City & County School District No. 1 (GO)
 Series C (ST AID WITHHLDG)
     3.000%, 12/01/23..............................  1,540   1,655,177
Platte River Power Authority (RB) Series JJ
     5.000%, 06/01/23..............................  4,425   5,217,340
                                                           -----------
TOTAL COLORADO.....................................         25,043,905
                                                           -----------

CONNECTICUT -- (0.9%)
City of Middletown (GO)
     4.000%, 04/01/22..............................  1,350   1,501,551
Connecticut State (GO) Series A
     5.000%, 10/15/18..............................  3,300   3,417,150
     5.000%, 10/15/19..............................    600     641,340
Connecticut State (GO) Series B (AMBAC)
     5.250%, 06/01/18..............................  6,800   6,960,004
Connecticut State (GO) Series E
     5.000%, 08/15/19..............................  2,775   2,950,547
                                                           -----------
TOTAL CONNECTICUT..................................         15,470,592
                                                           -----------

DELAWARE -- (0.7%)
Delaware State (GO) Series A
     5.000%, 08/01/23..............................  2,225   2,648,173
Delaware State (GO) Series B
     5.000%, 07/01/18..............................  2,395   2,458,204
     5.000%, 07/01/19..............................  4,680   4,980,830
New Castle County (GO)
     5.000%, 10/01/23..............................  1,000   1,194,850

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
DELAWARE -- (Continued)
New Castle County (GO) Series B
    5.000%, 07/15/22............................. $  700 $   814,989
                                                         -----------
TOTAL DELAWARE...................................         12,097,046
                                                         -----------

DISTRICT OF COLUMBIA -- (2.1%)
District of Columbia (GO) Series A
    5.000%, 06/01/20.............................  3,445   3,778,476
    5.000%, 06/01/20.............................  6,000   6,580,800
    5.000%, 06/01/23.............................  2,000   2,361,620
    5.000%, 06/01/25.............................  1,500   1,829,190
District of Columbia (GO) Series B
    5.000%, 06/01/25.............................  4,500   5,487,570
Washington Metropolitan Area Transit Authority
 (RB) Series B
    5.000%, 07/01/26.............................  3,500   4,300,100
    5.000%, 07/01/27.............................  8,100  10,048,617
                                                         -----------
TOTAL DISTRICT OF COLUMBIA.......................         34,386,373
                                                         -----------

FLORIDA -- (3.4%)
Board of Governors State University System of
 Florida (RB) Series A
    3.000%, 07/01/24.............................  2,580   2,769,372
City of Jacksonville (RB)
    5.000%, 10/01/18.............................    315     326,227
City of Tallahassee Energy System Revenue (RB)
    5.000%, 10/01/20.............................    250     276,892
Florida State (GO)
    5.000%, 07/01/21.............................  7,000   7,929,040
    5.000%, 07/01/24.............................  5,000   6,028,300
Florida State (GO) Series A (ST GTD)
    5.000%, 06/01/27.............................  6,565   8,209,336
Florida State Board of Education (GO) Series A
    5.000%, 06/01/19.............................  2,860   3,031,028
    5.000%, 06/01/20.............................  4,000   4,387,200
    5.000%, 06/01/23.............................  1,300   1,536,574
    5.000%, 06/01/24.............................  1,400   1,685,502
Florida State Board of Education (GO) Series B
    5.000%, 06/01/20.............................  6,400   7,019,520
    5.000%, 06/01/23.............................    350     413,693
Florida State Board of Education (GO) Series C
    5.000%, 06/01/20.............................  3,000   3,290,400
Florida State Board of Education (GO) Series D
    5.000%, 06/01/22.............................  1,000   1,157,250
Orlando Utilities Commission (RB) Series C
    5.250%, 10/01/22.............................  1,745   2,052,940

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
FLORIDA -- (Continued)
Peace River/Manasota Regional Water Supply
 Authority (RB)
    5.000%, 10/01/25............................. $ 2,030 $ 2,462,085
Tampa Bay Water (RB)
    5.000%, 10/01/19.............................     450     482,967
Tampa Bay Water (RB) Series A
    5.000%, 10/01/25.............................   2,850   3,491,592
                                                          -----------
TOTAL FLORIDA....................................          56,549,918
                                                          -----------

GEORGIA -- (3.7%)
City of Atlanta (GO)
    5.000%, 12/01/19.............................   5,875   6,338,655
City of Atlanta Water & Wastewater Revenue (RB)
 Series B
    5.000%, 11/01/19.............................   1,700   1,829,217
Columbia County School District (GO) (ST AID
 WITHHLDG)
    5.000%, 04/01/20.............................   1,700   1,854,938
DeKalb County Water & Sewerage Revenue (RB)
 Series B
    5.250%, 10/01/24.............................   2,830   3,459,958
Georgia State (GO) Series A-1
    5.000%, 02/01/22.............................   2,730   3,139,909
Georgia State (GO) Series C
    5.000%, 10/01/21.............................   3,060   3,489,379
Georgia State (GO) Series C-1
    5.000%, 07/01/23.............................  10,915  12,942,570
    5.000%, 07/01/26.............................   9,200  11,451,516
Georgia State (GO) Series F
    5.000%, 12/01/19.............................   6,000   6,478,680
Georgia State (GO) Series I
    5.000%, 07/01/19.............................   4,490   4,780,189
    5.000%, 07/01/20.............................     900     989,883
Gwinnett County School District (GO)
    5.000%, 02/01/20.............................   1,700   1,845,554
    5.000%, 02/01/20.............................   1,585   1,720,708
                                                          -----------
TOTAL GEORGIA....................................          60,321,156
                                                          -----------

HAWAII -- (2.0%)
City & County of Honolulu (GO) Series B
    5.000%, 08/01/20.............................   1,470   1,618,382
    5.000%, 10/01/23.............................     200     236,982
    5.000%, 10/01/24.............................   6,870   8,278,213
    5.000%, 10/01/25.............................   4,925   6,021,551
Hawaii State (GO) Series EA
    5.000%, 12/01/21.............................     850     970,946
Hawaii State (GO) Series EE
    5.000%, 11/01/20.............................     515     571,156
Hawaii State (GO) Series EF
    5.000%, 11/01/22.............................   2,240   2,612,579
Hawaii State (GO) Series EH
    4.000%, 08/01/19.............................   1,110   1,165,145

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
HAWAII -- (Continued)
Hawaii State (GO) Series ET
     3.000%, 10/01/23.............................. $3,710 $ 3,982,388
Hawaii State (GO) Series EZ
     5.000%, 10/01/21..............................  6,080   6,918,189
                                                           -----------
TOTAL HAWAII.......................................         32,375,531
                                                           -----------

IOWA -- (0.1%)
City of Ankeny (GO) Series D
     4.000%, 06/01/18..............................    700     711,998
County of Black Hawk IA (GO) Series A
     5.000%, 06/01/19..............................  1,200   1,271,760
State of Iowa (RB) Series A (ETM)
     5.000%, 06/01/18..............................    275     281,350
                                                           -----------
TOTAL IOWA.........................................          2,265,108
                                                           -----------

KANSAS -- (1.6%)
City of Lenexa (GO) Series A
     5.000%, 09/01/21..............................    525     596,505
City of Wichita (GO) Series A
     5.000%, 12/01/19..............................  3,000   3,236,760
Johnson County (GO) Series B
     3.000%, 09/01/22..............................  2,260   2,419,556
Johnson County Unified School District No. 229
 Blue Valley (GO) Series B
     5.000%, 10/01/23..............................    445     530,600
Johnson County Unified School District No. 232
 (GO) Series A
     5.000%, 09/01/20..............................  2,550   2,812,829
Johnson County Unified School District No. 233
 Olathe (GO) Series B
     5.000%, 09/01/23..............................  4,380   5,184,343
Kansas State Department of Transportation (RB)
 Series A
     5.000%, 09/01/21..............................  3,250   3,697,850
Kansas State Department of Transportation (RB)
 Series B
     5.000%, 09/01/20..............................  3,000   3,317,160
Saline County Unified School District No. 305
 Salina (GO)
     5.000%, 09/01/20..............................  1,860   2,055,002
Sedgwick County Unified School District No. 260
 (GO)
     5.000%, 10/01/21..............................  1,325   1,501,159
Wyandotte County Unified Government (GO) Series A
     3.000%, 08/01/18..............................    580     587,737
                                                           -----------
TOTAL KANSAS.......................................         25,939,501
                                                           -----------

KENTUCKY -- (0.9%)
Louisville & Jefferson County (GO) Series A
     5.000%, 12/01/22..............................  5,645   6,586,868

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
KENTUCKY -- (Continued)
Louisville Water Co. (RB) Series A
    4.000%, 11/15/21............................. $ 1,215 $ 1,341,567
Louisville/Jefferson County Metropolitan
 Government (GO)
    5.000%, 12/01/19.............................   1,250   1,347,300
Louisville/Jefferson County Metropolitan
 Government (GO) Series A
    5.000%, 12/01/20.............................   5,155   5,727,411
                                                          -----------
TOTAL KENTUCKY...................................          15,003,146
                                                          -----------

LOUISIANA -- (1.6%)
Louisiana State (GO) Series A
    5.000%, 11/15/19.............................   4,500   4,842,900
    5.000%, 02/01/24.............................   2,000   2,372,600
Louisiana State (GO) Series C
    5.000%, 07/15/22.............................  12,765  14,742,171
Louisiana State (GO) Series D-1
    5.000%, 12/01/20.............................   4,065   4,516,377
                                                          -----------
TOTAL LOUISIANA..................................          26,474,048
                                                          -----------

MAINE -- (0.4%)
Maine State (GO) Series B
    5.000%, 06/01/20.............................   3,000   3,291,210
    5.000%, 06/01/27.............................   2,000   2,518,740
                                                          -----------
TOTAL MAINE......................................           5,809,950
                                                          -----------

MARYLAND -- (6.7%)
Anne Arundel County (GO)
    5.000%, 04/01/22.............................   2,475   2,856,200
Baltimore County (GO)
    5.000%, 08/01/22.............................     400     464,508
Baltimore County (GO) Series B
    5.000%, 08/01/24.............................   5,800   7,002,746
Baltimore County (GO) Series C
    4.000%, 09/01/18.............................   2,410   2,468,418
Carroll County (GO)
    4.000%, 11/01/18.............................   2,890   2,974,359
    5.000%, 11/01/19.............................   2,300   2,475,766
    5.000%, 11/01/20.............................   5,450   6,056,204
Charles County (GO)
    5.000%, 03/01/19.............................   2,000   2,103,540
City of Baltimore (GO) Series B
    5.000%, 10/15/19.............................   7,330   7,876,305
    5.000%, 10/15/22.............................   8,060   9,397,476
Harford County (GO)
    5.000%, 09/15/19.............................   1,545   1,655,869
Maryland State (GO) Series B
    5.000%, 03/01/19.............................   4,680   4,919,101
    5.000%, 08/01/19.............................   2,500   2,665,975
    5.000%, 08/01/26.............................  10,000  12,459,800
Maryland State (GO) Series C
    5.000%, 11/01/18.............................   5,000   5,195,900
    5.000%, 08/01/19.............................   3,000   3,199,170
    5.000%, 08/01/20.............................   7,250   7,992,183

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT     VALUE+
                                                    ------     ------
                                                    (000)
MARYLAND -- (Continued)
Prince George's County (GO) Series A
     3.000%, 09/15/27.............................. $ 9,000 $  9,743,580
Prince George's County (GO) Series B
     5.000%, 09/15/18..............................   2,000    2,068,520
     4.000%, 03/01/22..............................   2,480    2,754,412
Prince George's County (GO) Series C
     5.000%, 08/01/20..............................   3,450    3,804,177
Queen Anne's County (GO)
     5.000%, 11/15/19..............................   1,805    1,943,678
University System of Maryland (RB) Series B
     5.000%, 04/01/20..............................   4,355    4,747,560
Washington Suburban Sanitary Commission (GO)
 Series A
     4.000%, 06/01/18..............................   1,550    1,576,567
Worcester County (GO) Series B
     4.000%, 08/01/21..............................   2,000    2,192,220
                                                            ------------
TOTAL MARYLAND.....................................          110,594,234
                                                            ------------

MASSACHUSETTS -- (4.2%)
City of Boston (GO) Series A
     5.000%, 03/01/20..............................   3,270    3,560,997
City of Boston (GO) Series B
     5.000%, 04/01/19..............................   4,700    4,959,816
     4.000%, 01/01/23..............................   1,795    2,021,906
     5.000%, 04/01/24..............................   3,000    3,617,340
City of Cambridge (GO)
     3.000%, 02/15/20..............................   2,070    2,158,534
City of Springfield (GO) Series C (ST AID
 WITHHLDG)
     4.000%, 08/01/23..............................     150      169,337
City of Woburn (GO)
     4.000%, 09/01/22..............................     350      391,836
Commonwealth of Massachusetts (GO) Series C
     5.000%, 04/01/23..............................  10,000   11,756,400
Commonwealth of Massachusetts (GO) Series B
     5.000%, 08/01/18..............................   2,500    2,573,850
     5.250%, 08/01/21..............................   5,000    5,712,050
Commonwealth of Massachusetts (GO) Series B (AGM)
     5.250%, 09/01/24..............................   3,700    4,524,878
Commonwealth of Massachusetts (GO) Series C
     5.000%, 08/01/20..............................   2,500    2,753,775
     5.000%, 10/01/21..............................   1,005    1,143,961
     5.000%, 08/01/24..............................   1,500    1,807,875
Commonwealth of Massachusetts (GO) Series C
 (AMBAC)
     5.500%, 12/01/23..............................   3,500    4,269,720

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MASSACHUSETTS -- (Continued)
Commonwealth of Massachusetts (GO) Series E
     5.000%, 11/01/27.............................. $3,000 $ 3,762,390
Massachusetts Bay Transportation Authority (RB)
 Series B (NATL-RE)
     5.500%, 07/01/24..............................  3,020   3,742,203
Massachusetts Water Resources Authority (RB)
 Series A
     5.000%, 08/01/22..............................  3,000   3,491,310
Massachusetts Water Resources Authority (RB)
 Series J (AGM) (GO OF AUTH)
     5.250%, 08/01/18..............................  2,000   2,063,080
Town of Auburn (GO)
     2.000%, 03/15/19..............................    750     759,352
Town of Nantucket (GO)
     3.000%, 10/01/22..............................  1,115   1,194,477
Town of Reading (GO)
     5.000%, 02/01/18..............................  1,065   1,075,554
Town of Wilmington (GO)
     5.000%, 03/15/20..............................  1,665   1,812,752
                                                           -----------
TOTAL MASSACHUSETTS................................         69,323,393
                                                           -----------

MICHIGAN -- (0.9%)
Kentwood Public Schools (GO)
     4.000%, 05/01/22..............................    500     549,815
Michigan State (GO)
     5.000%, 11/01/19..............................  4,400   4,734,444
Michigan State (GO) Series A
     5.000%, 05/01/25..............................  2,000   2,440,700
Michigan State Trunk Line Revenue (RB)
     5.000%, 11/15/18..............................  5,000   5,199,800
University of Michigan (RB) Series A
     4.000%, 04/01/23..............................  1,000   1,125,640
                                                           -----------
TOTAL MICHIGAN.....................................         14,050,399
                                                           -----------

MINNESOTA -- (4.0%)
Bloomington Independent School District No. 271
 (GO) Series A (SD CRED PROG)
     5.000%, 02/01/20..............................  1,150   1,248,463
City of Edina (GO) Series B
     3.000%, 02/01/19..............................    305     312,271
City of State Cloud (GO) Series B
     5.000%, 02/01/21..............................  1,275   1,427,962
Dakota County Community Development Agency (RB)
 Series B (CNTY GTD)
     5.000%, 01/01/23..............................    800     939,488

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
MINNESOTA -- (Continued)
Elk River Independent School District No. 728
 (GO) Series A (SD CRED PROG)
     5.000%, 02/01/21.............................. $ 5,000 $ 5,591,350
Hennepin County (GO) Series C
     5.000%, 12/01/26..............................   4,070   5,090,715
Lakeville Minnesota Independent School District
 No. 194 (GO) Series D (SD CRED PROG)
     5.000%, 02/01/22..............................   4,000   4,588,120
Metropolitan Council (GO) Series C
     5.000%, 03/01/26..............................     700     868,273
Minnesota Public Facilities Authority (RB)
 Series A
     5.000%, 03/01/18..............................     620     628,196
Minnesota State (GO) Series A
     5.000%, 10/01/20..............................   4,390   4,862,232
     5.000%, 08/01/22..............................   3,000   3,483,810
Minnesota State (GO) Series B
     5.000%, 08/01/20..............................   5,460   6,015,828
     5.000%, 10/01/21..............................   4,660   5,306,249
Minnesota State (GO) Series D
     5.000%, 08/01/18..............................     485     499,288
Minnesota State (GO) Series E
     2.000%, 08/01/19..............................   1,810   1,836,517
Minnesota State (GO) Series F
     5.000%, 10/01/21..............................  12,025  13,692,627
Minnesota State (GO) Series K
     5.000%, 11/01/19..............................   3,680   3,960,453
Morris Area Schools Independent School District
 No. 2769 (GO) Series A (SD CRED PROG)
     4.000%, 02/01/24..............................   1,125   1,276,290
Rochester Independent School District No. 535
 (GO) Series A (SD CRED PROG)
     3.000%, 02/01/22..............................   1,240   1,319,930
Saint Paul Public Library Agency (GO) Series C
     5.000%, 03/01/20..............................     250     272,128
University of Minnesota (RB) Series A (GO OF
 UNIV) (ETM)
     5.000%, 12/01/17..............................   1,760   1,765,755
                                                            -----------
TOTAL MINNESOTA....................................          64,985,945
                                                            -----------

MISSISSIPPI -- (1.2%)
Mississippi State (GO) Series A
     5.000%, 10/01/27..............................   9,110  11,398,432
Mississippi State (GO) Series F
     5.000%, 11/01/21..............................   7,750   8,840,658
                                                            -----------
TOTAL MISSISSIPPI..................................          20,239,090
                                                            -----------

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
MISSOURI -- (1.3%)
Cass County Reorganized School District No. R-2
 (GO) (ST AID DIR DEP)
     5.000%, 03/01/21.............................. $1,000 $ 1,121,240
City of Kansas City (GO) Series A
     4.000%, 02/01/22..............................  1,150   1,267,346
     5.000%, 02/01/23..............................  3,955   4,616,078
Columbia School District (GO) Series B
     5.000%, 03/01/23..............................  1,120   1,315,059
     5.000%, 03/01/24..............................  4,100   4,908,684
North Kansas City School District No. 74 (GO)
 (ST AID DIR DEP)
     4.000%, 03/01/23..............................  5,335   5,995,366
St. Charles Community College (GO)
     3.000%, 02/15/20..............................  2,245   2,336,866
                                                           -----------
TOTAL MISSOURI                                              21,560,639
                                                           -----------

MONTANA -- (--%)
City & County of Butte-Silver Bow (GO)
     4.000%, 07/01/21..............................    615     673,751
                                                           -----------

NEBRASKA -- (0.7%)
Douglas County School District No. 17 (GO)
     4.000%, 12/15/26..............................  2,260   2,628,900
Lancaster County School District 001 (GO)
     5.000%, 01/15/21..............................  2,470   2,761,509
Metropolitan Utilities District of Omaha (RB)
     5.000%, 12/01/20..............................  1,000   1,112,330
Omaha Public Power District (RB) Series B
     5.000%, 02/01/18..............................  2,965   2,994,442
Omaha School District (GO)
     4.000%, 12/15/19..............................  1,365   1,447,692
                                                           -----------
TOTAL NEBRASKA.....................................         10,944,873
                                                           -----------

NEVADA -- (0.6%)
City of Henderson NV (GO)
     5.000%, 06/01/21..............................    490     551,573
Clark County (GO) Series A
     5.000%, 07/01/19..............................  1,725   1,833,520
     5.000%, 07/01/25..............................  2,700   3,285,657
Clark County School District (GO) Series A
     5.000%, 06/15/19..............................  1,500   1,590,375
Nevada State (GO) Series A
     5.000%, 08/01/19..............................  1,825   1,945,176
                                                           -----------
TOTAL NEVADA.......................................          9,206,301
                                                           -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
NEW HAMPSHIRE -- (1.0%)
City of Dover (GO)
     3.000%, 06/15/19.............................. $  600 $   617,460
City of Nashua (GO)
     4.000%, 07/15/19..............................  5,350   5,607,228
     4.000%, 07/15/20..............................  2,720   2,923,402
New Hampshire State (GO) Series A
     5.000%, 03/01/23..............................  5,910   6,942,595
                                                           -----------
TOTAL NEW HAMPSHIRE................................         16,090,685
                                                           -----------

NEW JERSEY -- (1.0%)
Essex County (GO) Series A
     5.000%, 08/01/20..............................  1,000   1,102,090
Livingston Township (GO)
     3.000%, 01/15/21..............................    350     367,588
Montville Township (GO)
     3.000%, 10/01/25..............................    505     547,955
Morris County (GO)
     4.000%, 10/15/20..............................  2,390   2,579,933
New Jersey Educational Facilities Authority (RB)
 Series B
     5.000%, 07/01/19..............................  2,330   2,480,588
Princeton Regional School District (GO) (ST AID
 WITHHLDG)
     1.750%, 02/01/22..............................  1,095   1,109,837
South Orange & Maplewood School District (GO)
 (SCH BD RES FD)
     3.000%, 03/01/22..............................    350     368,613
Township of North Brunswick (GO)
     2.000%, 08/01/18..............................  1,075   1,082,815
Township of Parsippany-Troy Hills (GO)
     2.000%, 09/15/22..............................  4,100   4,166,830
Union County (GO) Series B
     3.000%, 03/01/22..............................  2,315   2,469,086
Union County (GO) Series B (ETM)
     3.000%, 03/01/22..............................     45      47,898
                                                           -----------
TOTAL NEW JERSEY...................................         16,323,233
                                                           -----------

NEW MEXICO -- (1.2%)
City of Albuquerque (GO) Series A
     5.000%, 07/01/24..............................  1,300   1,570,088
Farmington Municipal School District No. 5 (GO)
 (ST AID WITHHLDG)
     4.000%, 09/01/20..............................    945   1,017,585
Las Cruces School District No. 2 (GO) Series A
 (ST AID WITHHLDG)
     4.000%, 08/01/19..............................  1,000   1,047,540
     4.000%, 08/01/20..............................    125     134,288
New Mexico State Severance Tax Permanent Fund
 (RB) Series A
     5.000%, 07/01/19..............................  2,000   2,126,160
     5.000%, 07/01/27..............................  2,000   2,487,040

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
NEW MEXICO -- (Continued)
New Mexico State Severance Tax Permanent Fund
 (RB) Series B
     4.000%, 07/01/20.............................. $ 4,100 $ 4,398,931
Santa Fe County (GO)
     5.000%, 07/01/22..............................   1,000   1,158,050
Santa Fe Public School District (GO) (ST AID
 WITHHLDG)
     5.000%, 08/01/20..............................   3,270   3,595,430
     5.000%, 08/01/24..............................   2,000   2,399,240
                                                            -----------
TOTAL NEW MEXICO...................................          19,934,352
                                                            -----------

NEW YORK -- (5.3%)
Albany County (GO) Series B
     4.000%, 11/01/18..............................   2,470   2,543,606
Brewster Central School District (GO) (ST AID
 WITHHLDG)
     2.000%, 10/01/19..............................   1,000   1,016,610
City of New York (GO) Series A
     5.000%, 08/01/24..............................     860   1,029,257
     5.000%, 08/01/26..............................   5,000   6,126,150
City of New York (GO) Series B
     5.000%, 08/01/19..............................     600     639,510
     5.000%, 08/01/21..............................     450     508,576
     5.000%, 08/01/22..............................     600     693,480
City of New York (GO) Series B-Subseries B-7
 (AMBAC)
     5.000%, 08/15/18..............................   1,620   1,669,556
City of New York (GO) Series C
     5.250%, 08/01/18..............................     430     443,300
     5.000%, 08/01/20..............................   5,625   6,186,375
City of New York (GO) Series E
     5.000%, 08/01/21..............................   3,975   4,492,426
     5.000%, 08/01/23..............................   6,000   7,065,240
City of New York (GO) Series G
     5.000%, 08/01/19..............................   3,500   3,730,475
New York State Dormitory Authority (RB) Series A
     3.000%, 07/01/20..............................   1,615   1,690,970
     5.000%, 02/15/22..............................  10,200  11,722,146
     5.000%, 03/15/23..............................     200     235,414
     5.000%, 02/15/24..............................   4,900   5,856,823
New York State Dormitory Authority (RB) Series C
     5.000%, 03/15/19..............................     825     868,024
New York State Dormitory Authority (RB) Series D
     5.000%, 02/15/24..............................   9,950  11,892,936
New York State Dormitory Authority (RB) Series E
     5.000%, 03/15/21..............................   2,000   2,245,260
New York State Urban Development Corp. (RB)
 Series A
     5.000%, 03/15/19..............................   1,630   1,715,004
     5.000%, 03/15/25..............................   3,440   4,180,598

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
NEW YORK -- (Continued)
New York State Urban Development Corp. (RB)
 Series C
    5.000%, 12/15/18............................. $4,225 $ 4,407,773
Penfield Central School District (GO) (ASSURED
 GTY) (ST AID WITHHLDG)
    3.750%, 06/15/19.............................    150     156,361
Sachem Central School District (GO) (ST AID
 WITHHLDG)
    5.000%, 10/15/19.............................  1,300   1,396,369
Town of Cheektowaga (GO)
    5.000%, 07/15/23.............................    300     356,997
Town of Huntington (GO)
    2.000%, 12/01/23.............................    100     102,895
Triborough Bridge & Tunnel Authority (RB) Series
 B
    5.000%, 11/15/20.............................  4,000   4,448,040
                                                         -----------
TOTAL NEW YORK...................................         87,420,171
                                                         -----------

NORTH CAROLINA -- (5.7%)
City of Charlotte (GO) Series A
    5.000%, 07/01/18.............................  4,380   4,495,282
City of Charlotte Water & Sewer System Revenue
 (RB)
    5.000%, 07/01/19.............................  2,000   2,127,880
City of High Point (GO)
    5.000%, 03/01/18.............................    700     709,226
City of Raleigh (GO) Series A
    5.000%, 09/01/22.............................  2,685   3,130,817
Forsyth County (GO)
    4.000%, 12/01/21.............................  3,500   3,869,950
Guilford County (GO) Series A
    5.000%, 02/01/22.............................  1,800   2,071,080
Guilford County (GO) Series B
    5.000%, 05/01/24.............................  5,000   6,027,950
Johnston County (GO)
    4.000%, 02/01/20.............................  3,735   3,972,135
Johnston County (GO) Series A
    5.000%, 02/01/21.............................  2,995   3,353,292
Moore County (GO)
    5.000%, 06/01/22.............................  2,740   3,173,495
New Hanover County (GO)
    4.000%, 08/01/19.............................  2,280   2,394,889
    5.000%, 02/01/23.............................    250     294,128
North Carolina Eastern Municipal Power Agency
 (RB) Series B (NATL-IBC) (ETM)
    6.000%, 01/01/22.............................  9,700  11,528,838
North Carolina State (GO) Series B
    5.000%, 06/01/25.............................  8,000   9,825,440
North Carolina State (GO) Series B
    5.000%, 06/01/18.............................  2,000   2,046,180
North Carolina State (GO) Series C
    5.000%, 05/01/20.............................  3,270   3,579,048
    5.000%, 05/01/21.............................  4,625   5,216,676

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NORTH CAROLINA -- (Continued)
North Carolina State (GO) Series D
            4.000%, 06/01/21............................. $5,000 $ 5,478,100
            4.000%, 06/01/23.............................  8,700   9,845,181
North Carolina State (GO) Series E
            5.000%, 05/01/19.............................  5,000   5,289,550
Wake County (GO)
            5.000%, 09/01/21.............................  1,450   1,650,405
Wake County (GO) Series C
            5.000%, 03/01/24.............................  3,000   3,607,710
                                                                 -----------
TOTAL NORTH CAROLINA.....................................         93,687,252
                                                                 -----------

OHIO -- (3.6%)
City of Cincinnati (GO) Series A
            4.000%, 12/01/21.............................  2,645   2,912,383
City of Cincinnati (GO) Series C
            5.000%, 12/01/19.............................  2,955   3,185,667
City of Columbus (GO) Series 1
            5.000%, 07/01/22.............................  4,100   4,756,041
City of Columbus (GO) Series A
            2.000%, 08/15/20.............................  3,285   3,353,131
            3.000%, 07/01/21.............................    470     497,974
            3.000%, 07/01/22.............................    700     747,446
            2.000%, 08/15/22.............................  6,160   6,293,056
            4.000%, 07/01/23.............................  4,995   5,632,911
Hamilton County Sewer System Revenue (RB) Series A
            5.000%, 12/01/21.............................    200     228,628
Oakwood City School District (GO)
            2.000%, 12/01/17.............................    280     280,235
Ohio Higher Educational Facility Commission (RB)
(currency)  5.250%, 07/01/44 (Pre-refunded @ $100,
             7/1/20).....................................  1,875   2,069,306
Ohio State (GO)
            5.000%, 09/01/19.............................  6,000   6,414,900
Ohio State (GO) Series A
            5.000%, 09/01/19.............................    550     588,033
            5.000%, 05/01/20.............................  1,555   1,700,346
            3.000%, 02/01/22.............................    500     532,655
            5.000%, 08/01/22.............................  4,005   4,646,881
            5.000%, 09/15/22.............................    250     290,938
            5.000%, 09/15/22.............................    500     581,875
Ohio State (GO) Series B
            5.000%, 08/01/19.............................    200     213,242
            5.000%, 09/15/19.............................  2,065   2,210,789
            5.000%, 08/01/20.............................  3,020   3,327,436
            5.000%, 06/15/21.............................  1,500   1,693,875
            5.000%, 06/15/22.............................  4,000   4,628,320
Ohio State (GO) Series C
            5.000%, 09/15/21.............................  1,000   1,136,740
Ohio State (RB) Series 1-GARVEE
            5.000%, 12/15/17.............................  1,250   1,255,863
                                                                 -----------
TOTAL OHIO...............................................         59,178,671
                                                                 -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
OKLAHOMA -- (0.1%)
City of Oklahoma City (GO)
     5.000%, 03/01/19.............................. $ 1,310 $ 1,377,098
City of Tulsa (GO)
     5.000%, 12/01/17..............................     400     401,296
                                                            -----------
TOTAL OKLAHOMA.....................................           1,778,394
                                                            -----------

OREGON -- (1.6%)
City of Portland (GO) Series B
     4.000%, 06/01/20..............................     935   1,002,058
City of Portland Sewer System Revenue (RB)
 Series A
     5.000%, 06/15/26..............................   1,550   1,916,451
City of Portland Water System Revenue (RB)
 Series A
     5.000%, 04/01/21..............................   8,000   9,002,320
Lane County School District No. 4J Eugene (GO)
 Series A (SCH BD GTY)
     5.000%, 06/15/23..............................   3,355   3,965,644
Oregon State (GO) Series A
     5.000%, 05/01/21..............................     200     225,366
Oregon State (GO) Series G
     5.000%, 12/01/24..............................   2,290   2,778,480
Oregon State Department of Transportation (RB)
 Series B
     5.000%, 11/15/26..............................   3,500   4,354,210
Portland Community College District (GO)
     5.000%, 06/15/18..............................   2,760   2,827,813
                                                            -----------
TOTAL OREGON.......................................          26,072,342
                                                            -----------

PENNSYLVANIA -- (1.4%)
Commonwealth of Pennsylvania (GO)
     5.000%, 07/01/18..............................   1,500   1,538,565
Commonwealth of Pennsylvania (GO) Series 1
     5.000%, 04/01/22..............................  11,260  12,782,127
Monroe County (GO)
     4.000%, 12/15/18..............................     400     412,956
Montgomery County (GO)
     5.000%, 05/01/23..............................   5,255   6,197,694
Pennsylvania Economic Development Financing
 Authority (RB) Series A
     5.000%, 07/01/19..............................   1,300   1,382,225
West View Municipal Authority Water Revenue (RB)
     4.000%, 11/15/20..............................   1,100   1,180,982
                                                            -----------
TOTAL PENNSYLVANIA.................................          23,494,549
                                                            -----------

RHODE ISLAND -- (1.6%)
Rhode Island State (GO) Series A
     5.000%, 08/01/19..............................   8,000   8,529,680
     5.000%, 08/01/22..............................   1,605   1,855,059

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
RHODE ISLAND -- (Continued)
Rhode Island State (GO) Series C
     5.000%, 08/01/19.............................. $9,185 $ 9,793,139
     5.000%, 08/01/20..............................  4,870   5,353,250
Rhode Island State (GO) Series D
     5.000%, 08/01/22..............................    685     791,723
                                                           -----------
TOTAL RHODE ISLAND.................................         26,322,851
                                                           -----------

SOUTH CAROLINA -- (3.0%)
Beaufort County (GO) Series C (ST AID WITHHLDG)
     5.000%, 03/01/22..............................  3,485   4,008,726
Berkeley County School District (GO) Series B
 (SCSDE)
     5.000%, 03/01/22..............................  4,120   4,735,404
Charleston County (GO) Series A
     5.000%, 11/01/22..............................  4,780   5,592,600
Charleston County School District (GO) Series A
 (SCSDE)
     5.000%, 02/01/21..............................  2,020   2,258,905
City of Charleston SC Waterworks & Sewer System
 Revenue (RB)
     5.000%, 01/01/20..............................  1,805   1,954,689
City of North Charleston (GO) (ST AID WITHHLDG)
     5.000%, 06/01/21..............................    385     434,819
Clemson University (RB)
     3.000%, 05/01/21..............................    350     369,292
Dorchester County School District No. 2 (GO)
 Series B (SCSDE)
     5.000%, 03/01/25..............................  1,430   1,738,523
Florence School District One (GO) (SCSDE)
     5.000%, 03/01/20..............................  3,335   3,626,946
     5.000%, 03/01/21..............................  3,170   3,552,144
Lexington & Richland School District No. 5 (GO)
 (SCSDE)
     5.000%, 03/01/19..............................    945     992,760
Richland County School District No. 1 (GO)
 Series A (SCSDE)
     5.000%, 03/01/20..............................  5,480   5,951,773
Richland County School District No. 2 (GO)
 Series A (SCSDE)
     5.000%, 02/01/21..............................  2,085   2,331,593
South Carolina State (GO) Series A
     5.000%, 06/01/19..............................  2,500   2,651,525
South Carolina State (GO) Series A (ST AID
 WITHHLDG)
     5.000%, 10/01/23..............................  5,500   6,568,265
York County (GO) (ST AID WITHHLDG)
     5.000%, 04/01/20..............................  1,900   2,073,166
                                                           -----------
TOTAL SOUTH CAROLINA...............................         48,841,130
                                                           -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
TENNESSEE -- (3.1%)
City of Clarksville Water Sewer & Gas Revenue
 (RB)
     5.000%, 02/01/20.............................. $3,150 $ 3,417,498
City of Johnson City (GO)
     3.000%, 06/01/19..............................    875     900,699
City of Memphis (GO) Series A
     5.000%, 11/01/22..............................  9,695  11,317,749
     5.000%, 04/01/25..............................  1,945   2,358,604
City of Pigeon Forge (GO)
     4.000%, 06/01/21..............................    670     732,833
Hamilton County (GO) Series B
     3.000%, 03/01/22..............................  4,550   4,852,848
Knox County (GO)
     5.000%, 06/01/20..............................  2,585   2,834,530
Maury County (GO)
     5.000%, 04/01/21..............................  5,105   5,735,519
Maury County (GO) Series B
     5.000%, 04/01/19..............................  1,000   1,054,560
Metropolitan Government of Nashville & Davidson
 County (GO)
     5.000%, 07/01/22..............................  1,000   1,160,500
Metropolitan Government of Nashville & Davidson
 County (GO) Series A
     5.000%, 01/01/20..............................  1,100   1,190,981
Putnam County (GO)
     4.000%, 04/01/23..............................    975   1,096,417
Shelby County (GO) Series A
     5.000%, 04/01/20..............................  7,000   7,636,230
Sumner County (GO)
     5.000%, 06/01/21..............................    110     124,151
Tennessee State (GO) Series A
     4.000%, 09/01/18..............................  3,325   3,406,429
Tennessee State (GO) Series B
     5.000%, 08/01/20..............................  1,945   2,145,218
Williamson County (GO) Series A
     4.000%, 05/01/22..............................    300     334,020
Wilson County (GO) Series B
     4.000%, 04/01/20..............................  1,040   1,107,278
                                                           -----------
TOTAL TENNESSEE....................................         51,406,064
                                                           -----------

TEXAS -- (14.7%)
Austin Independent School District (GO) (PSF-GTD)
     5.000%, 08/01/20..............................    350     385,630
City of Arlington (GO) Series A
     3.000%, 08/15/20..............................  1,700   1,781,192
City of Austin (GO)
     5.000%, 09/01/20..............................  1,655   1,829,487
City of Dallas (GO)
     5.000%, 02/15/21..............................  9,505  10,528,879
City of Denton (GO)
     4.000%, 02/15/22..............................  2,510   2,776,110

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
TEXAS -- (Continued)
City of El Paso (GO)
            5.000%, 08/15/19............................. $3,505 $3,744,111
City of Fort Worth Water & Sewer System (RB)
            5.000%, 02/15/19.............................    400    419,968
City of Houston (GO) Series A
            5.000%, 03/01/18.............................    750    759,638
            5.000%, 03/01/21.............................  3,100  3,468,311
            5.000%, 03/01/22.............................  5,890  6,756,478
City of Houston Combined Utility System Revenue (RB)
 (ASSURED GTY)
(currency)  5.375%, 11/15/38 (Pre-refunded @ $100,
             5/15/19)....................................  4,735  5,036,477
City of Lubbock (GO)
            5.000%, 02/15/19.............................  3,000  3,147,780
            5.000%, 02/15/23.............................  1,000  1,168,340
City of Richardson (GO)
            4.250%, 02/15/18.............................    400    403,720
City of San Antonio (GO)
            5.000%, 02/01/20.............................  1,000  1,083,990
City of San Antonio Electric & Gas (RB)
            5.000%, 02/01/21.............................  3,000  3,352,770
City of San Antonio Electric & Gas Systems Revenue (RB)
            5.000%, 02/01/21.............................    720    804,665
City of San Antonio Electric & Gas Systems Revenue (RB)
 Series D
            5.000%, 02/01/19.............................    400    419,416
City of Southlake (GO)
            3.000%, 02/15/23.............................  1,510  1,612,771
Clear Creek Independent School District (GO) Series A
 (PSF-GTD)
            5.000%, 02/15/25.............................  2,175  2,648,215
Cypress-Fairbanks Independent School District (GO)
 (PSF-GTD)
            5.000%, 02/15/21.............................  3,500  3,914,015
Dallas Area Rapid Transit (RB) Series B
            5.000%, 12/01/21.............................  2,545  2,907,128
Dallas Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/19.............................  3,480  3,650,972
El Paso Independent School District (GO) (PSF-GTD)
            5.000%, 08/15/24.............................    500    600,350
Galveston County (GO)
            5.000%, 02/01/22.............................  1,000  1,140,370
Grayson County (GO)
            5.000%, 01/01/21.............................  1,990  2,207,646
Harris County (GO) Series A
            4.000%, 10/01/18.............................    880    903,135
            5.000%, 10/01/19.............................  4,345  4,658,144
            5.000%, 10/01/19.............................  3,500  3,752,245

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
TEXAS -- (Continued)
Harris County Metropolitan Transit Authority (RB) Series
 B (ETM)
            4.000%, 11/01/18............................. $  400 $  411,552
Hays Consolidated Independent School District (GO)
 (PSF-GTD)
            5.000%, 08/15/23.............................  1,355  1,606,136
Hidalgo County Drain District No. 1 (GO)
            5.000%, 09/01/22.............................  1,000  1,156,420
Highland Park Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.............................  1,790  1,943,743
Houston Higher Education Finance Corp. (RB) Series A
(currency)  6.875%, 05/15/41 (Pre-refunded @ $100,
             5/15/21)....................................  3,225  3,830,849
Humble Independent School District (GO) Series A
 (PSF-GTD)
            2.000%, 02/15/19.............................    100    101,094
            5.500%, 02/15/25.............................  7,000  8,766,380
Katy Independent School District (GO) Series A (PSF-GTD)
            5.000%, 02/15/20.............................  3,820  4,151,729
La Porte Independent School District (GO)
            5.000%, 02/15/21.............................  1,700  1,896,435
Lake Travis Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.............................  3,480  3,778,897
Mansfield Independent School District (GO)
            5.000%, 02/15/20.............................  1,000  1,085,890
Mansfield Independent School District (GO) Series A
 (PSF-GTD)
            5.000%, 02/15/22.............................    895  1,027,755
North Texas Municipal Water District Water System
 Revenue (RB)
            5.000%, 09/01/24.............................  5,715  6,897,605
Northside Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/23.............................  4,535  5,321,006
            5.000%, 08/15/25.............................  1,880  2,298,375
Northside Independent School District (GO) Series A
 (PSF-GTD)
            4.000%, 08/15/24.............................  5,215  5,951,879
Northwest Independent School District (GO) Series A
 (PSF-GTD)
            5.000%, 02/15/24.............................  1,695  2,029,339
Permanent University Fund - University of Texas System
 (RB) Series B
            5.000%, 07/01/26.............................  5,500  6,816,315

                                                     FACE
                                                    AMOUNT     VALUE+
                                                    ------     ------
                                                    (000)
TEXAS -- (Continued)
Plano Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/24.............................. $11,000 $ 13,140,710
San Antonio Independent School District (GO)
 (PSF-GTD)
     5.000%, 02/15/20..............................   4,100    4,453,133
Spring Independent School District (GO) (PSF-GTD)
     5.000%, 08/15/19..............................   5,000    5,336,500
Tarrant Regional Water District (RB)
     6.000%, 09/01/24..............................   3,450    4,405,339
Texas A&M University (RB) Series B
     5.000%, 05/15/21..............................   4,000    4,514,320
Texas A&M University Fund (RB)
     5.000%, 07/01/23..............................   3,500    4,145,995
Texas State (GO) Series A
     5.000%, 03/01/25..............................   5,000    6,052,050
Texas State (GO)
     5.000%, 04/01/19..............................   4,500    4,744,845
     5.000%, 04/01/23..............................  10,000   11,762,100
     5.000%, 10/01/23..............................  15,345   18,239,374
     5.000%, 04/01/25..............................   1,000    1,216,500
Texas State (GO) Series A
     5.000%, 10/01/19..............................   1,900    2,038,054
Texas Transportation Commission State Highway
 Fund (RB)
     5.250%, 04/01/26..............................     300      376,476
Texas Transportation Commission State Highway
 Fund (RB) Series A
     5.000%, 04/01/19..............................   5,000    5,273,500
     5.000%, 04/01/20..............................   7,900    8,604,127
Trinity River Authority Central Regional
 Wastewater System Revenue (RB)
     5.000%, 08/01/27..............................   3,150    3,935,547
University of Texas System (The) (RB) Series J
     5.000%, 08/15/25..............................   2,500    3,058,375
     5.000%, 08/15/26..............................   1,500    1,856,805
Via Metropolitan Transit (RB)
     5.000%, 07/15/20..............................   2,495    2,744,251
                                                            ------------
TOTAL TEXAS........................................          240,831,353
                                                            ------------

UTAH -- (1.3%)
Davis County (GO)
     4.000%, 02/01/18..............................     350      352,580
North Davis County Sewer District (RB)
     3.000%, 03/01/21..............................   2,135    2,251,464
Utah State (GO)
     5.000%, 07/01/22..............................  11,285   13,129,420

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
UTAH -- (Continued)
Utah State (GO) Series C
    5.000%, 07/01/19............................. $1,100 $ 1,170,521
Washington County School District Board of
 Education (GO) (SCH BD GTY)
    5.000%, 03/01/18.............................  1,500   1,519,680
    5.000%, 03/01/20.............................  2,135   2,321,386
                                                         -----------
TOTAL UTAH.......................................         20,745,051
                                                         -----------

VERMONT -- (0.2%)
Vermont State (GO) Series B
    5.000%, 08/15/23.............................  1,270   1,512,329
Vermont State (GO) Series C
    4.000%, 08/15/23.............................    225     255,523
Vermont State (GO) Series F
    5.000%, 08/15/20.............................  1,100   1,215,456
                                                         -----------
TOTAL VERMONT....................................          2,983,308
                                                         -----------

VIRGINIA -- (3.6%)
City of Hampton (GO) Series B (ST AID WITHHLDG)
    5.000%, 09/01/21.............................  3,000   3,414,630
    5.000%, 09/01/22.............................  2,050   2,390,382
City of Lynchburg (GO)
    5.000%, 02/01/20.............................  1,390   1,511,931
City of Newport News (GO) Series A
    2.000%, 07/15/18.............................    515     518,523
City of Norfolk (GO) Series C (ST AID WITHHLDG)
    5.000%, 10/01/19.............................  2,505   2,687,013
City of Richmond (GO) Series A (ST AID WITHHLDG)
    5.000%, 03/01/21.............................  1,370   1,536,578
City of Richmond (GO) Series B
    5.000%, 07/15/25.............................  5,350   6,550,219
City of Richmond (GO) Series B (ST AID WITHHLDG)
    5.000%, 07/15/26.............................  3,635   4,505,255
City of Roanoke (GO) (ST AID WITHHLDG)
    4.000%, 04/01/20.............................  1,000   1,067,900
Commonwealth of Virginia (GO) Series B
    4.000%, 06/01/23.............................  2,500   2,831,925
Fairfax County (GO) Series A (ST AID WITHHLDG)
    5.000%, 10/01/19.............................  2,500   2,682,650
    5.000%, 10/01/19.............................  3,880   4,163,473
Fairfax County (GO) Series C (ST AID WITHHLDG)
    5.000%, 10/01/19.............................  6,925   7,430,940
Loudoun County (GO) Series A (ST AID WITHHLDG)
    5.000%, 12/01/22.............................  4,000   4,690,880

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
VIRGINIA -- (Continued)
Pittsylvania County (GO) (ST AID WITHHLDG)
    5.000%, 02/01/21............................. $  250 $   279,483
Spotsylvania County Water & Sewer System Revenue
 (RB)
    5.000%, 06/01/19.............................  2,885   3,057,985
University of Virginia (RB) Series B
    5.000%, 08/01/21.............................  6,250   7,097,875
Virginia Public School Authority (RB) Series D
 (ST AID WITHHLDG)
    5.250%, 08/01/18.............................    500     515,580
Virginia Resources Authority (RB) Series B
    4.000%, 10/01/19.............................  2,000   2,108,360
Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20.............................    745     826,935
                                                         -----------
TOTAL VIRGINIA...................................         59,868,517
                                                         -----------

WASHINGTON -- (7.3%)
Benton County School District No. 400 Richland
 (GO) (SCH BD GTY)
    5.000%, 12/01/22.............................  4,705   5,487,536
Central Puget Sound Regional Transit Authority
 (RB) Series P-1
    5.000%, 02/01/18.............................    250     252,453
City of Seattle (GO)
    5.000%, 12/01/19.............................  1,500   1,619,025
    5.000%, 12/01/20.............................  2,745   3,055,981
City of Seattle Drainage & Wastewater Revenue
 (RB)
    5.000%, 09/01/20.............................  3,665   4,047,076
    5.000%, 07/01/27.............................  8,400  10,470,432
City of Seattle Municipal Light & Power Revenue
 (RB)
    5.000%, 09/01/20.............................    350     386,488
City of Seattle Municipal Light & Power Revenue
 (RB) Series A
    5.000%, 06/01/19.............................  1,525   1,617,430
    5.000%, 06/01/22.............................    310     358,149
City of Seattle Water System Revenue (RB)
    5.000%, 09/01/22.............................  6,000   6,971,820
Clark County School District No. 119
 Battleground (GO) (SCH BD GTY)
    4.000%, 12/01/21.............................  1,000   1,102,760
    4.000%, 12/01/22.............................  2,630   2,938,157
County of Kitsap WA (GO)
    5.000%, 06/01/21.............................    200     225,356
King County (GO)
    5.000%, 01/01/21.............................    425     474,563

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
WASHINGTON -- (Continued)
King County (GO) Series A
    5.000%, 07/01/19............................. $1,110 $1,179,453
    5.000%, 07/01/20.............................  2,650  2,913,913
King County (GO) Series E
    5.000%, 12/01/19.............................  1,300  1,403,428
King County School District No. 210 (GO) (SCH BD
 GTY)
    2.000%, 12/01/18.............................  1,200  1,211,172
King County School District No. 403 Renton (GO)
 (SCH BD GTY)
    5.000%, 12/01/19.............................  1,150  1,241,494
King County School District No. 405 Bellevue
 (GO) (SCH BD GTY)
    5.000%, 12/01/18.............................  1,500  1,562,325
King County School District No. 411 Issaquah
 (GO) (SCH BD GTY)
    5.000%, 12/01/23.............................  3,500  4,175,640
King County School District No. 412 (GO) (SCH BD
 GTY)
    4.000%, 12/01/21.............................  1,000  1,104,440
King County Sewer Revenue (RB) Series B
    5.000%, 07/01/22.............................  1,000  1,155,120
North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/20.............................  2,880  3,205,354
Skagit County School District No. 103 (GO) (SCH
 BD GTY)
    5.000%, 12/01/19.............................  1,925  2,076,921
    5.000%, 12/01/20.............................  2,245  2,499,336
Snohomish County Public Utility District No. 1
 (RB)
    5.000%, 12/01/19.............................  1,655  1,783,478
Snohomish County School District No. 15 Edmonds
 (GO) (SCH BD GTY)
    5.000%, 12/01/20.............................  2,555  2,838,707
Snohomish County School District No. 6 Mukilteo
 (GO) (SCH BD GTY)
    5.000%, 12/01/18.............................  2,000  2,082,880
Spokane County (GO)
    5.000%, 12/01/22.............................  1,025  1,185,710
Tacoma Metropolitan Park District (GO) Series B
    5.000%, 12/01/21.............................    150    171,344
Thurston County School District No. 111 (GO)
 (SCH BD GTY)
    5.000%, 12/01/21.............................    425    485,834
University of Washington (RB) Series A
    5.000%, 07/01/22.............................  6,505  7,533,115
Washington State (GO) Series 2010A
    5.000%, 08/01/18.............................    500    514,575

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
WASHINGTON -- (Continued)
Washington State (GO) Series 2013A
    5.000%, 08/01/21............................. $  225 $    254,642
Washington State (GO) Series A
    5.000%, 08/01/23.............................    750      886,755
Washington State (GO) Series B
    5.000%, 07/01/25.............................  1,500    1,830,150
Washington State (GO) Series D
    5.000%, 02/01/19.............................    900      943,227
Washington State (GO) Series E
    5.000%, 02/01/19.............................  2,000    2,096,060
Washington State (GO) Series R-2012C
    4.000%, 07/01/21.............................  1,610    1,760,776
Washington State (GO) Series R-2012D
    5.000%, 07/01/20.............................  5,000    5,489,650
Washington State (GO) Series R-2013A
    5.000%, 07/01/21.............................  7,000    7,904,890
Washington State (GO) Series R-2015
    5.000%, 07/01/18.............................  1,000    1,025,910
    5.000%, 07/01/22.............................  3,720    4,302,478
Washington State (GO) Series R-2015C
    5.000%, 07/01/20.............................  2,000    2,195,860
Washington State (GO) Series R-2015E
    5.000%, 07/01/21.............................  5,000    5,646,350
Washington State (GO) Series R-C
    5.000%, 07/01/19.............................  1,750    1,860,687
Washington State (GO) Series R-D
    5.000%, 07/01/23.............................  3,800    4,485,558
                                                         ------------
TOTAL WASHINGTON.................................         120,014,458
                                                         ------------

WEST VIRGINIA -- (0.6%)
Jefferson County Board of Education (GO) (WV BD
 COMM)
    4.000%, 05/01/20.............................    130      138,366
West Virginia State (GO) Series A
    5.000%, 06/01/19.............................  9,525   10,097,643
                                                         ------------
TOTAL WEST VIRGINIA..............................          10,236,009
                                                         ------------

WISCONSIN -- (1.4%)
City of Milwaukee (GO) Series N1
    5.000%, 02/01/19.............................  6,220    6,517,192
City of Oshkosh (GO) Series B
    3.000%, 12/01/23.............................    445      474,828
Oregon School District (GO)
    3.000%, 03/01/21.............................    430      453,457
Sun Prairie Area School District (GO)
    4.000%, 03/01/20.............................    570      602,102

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT     VALUE+
                                                  ------     ------
                                                  (000)
WISCONSIN -- (Continued)
Wisconsin State (GO) Series 1 (AMBAC)
    5.000%, 05/01/19............................. $2,150 $    2,273,840
Wisconsin State (GO) Series 2
    5.000%, 11/01/20.............................  5,610      6,219,975
Wisconsin State (GO) Series 3
    5.000%, 11/01/22.............................  3,110      3,625,638
Wisconsin State (GO) Series C
    5.000%, 05/01/20.............................  3,295      3,598,733
                                                         --------------
TOTAL WISCONSIN..................................            23,765,765
                                                         --------------
TOTAL MUNICIPAL BONDS............................         1,642,383,062
                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,623,528,103)..........................         $1,642,383,062
                                                         ==============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ---------------------------------------------
                          LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                          ------- -------------- ------- --------------
         Municipal Bonds.   --    $1,642,383,062   --    $1,642,383,062
                            --    --------------   --    --------------
         TOTAL...........   --    $1,642,383,062   --    $1,642,383,062
                            ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Alameda County Transportation Authority (RB)
            5.000%, 03/01/20............................. $ 4,500 $ 4,913,550
Anaheim Union High School District (GO)
            5.000%, 08/01/19.............................     400     427,204
Bay Area Toll Authority (RB)
            4.000%, 04/01/18.............................   7,725   7,825,270
            5.000%, 04/01/19.............................     775     818,633
Bay Area Toll Authority (RB) Series F-1
(currency)  5.000%, 04/01/34 (Pre-refunded @ $100,
             4/1/18)                                        9,585   9,744,878
(currency)  5.000%, 04/01/34 (Pre-refunded @ $100,
             4/1/19)                                        1,000   1,056,010
(currency)  5.125%, 04/01/39 (Pre-refunded @ $100,
             4/1/19)                                        8,125   8,594,300
(currency)  5.625%, 04/01/44 (Pre-refunded @ $100,
             4/1/19)                                       14,075  14,986,497
Bay Area Toll Authority (RB) Series F-2
            4.000%, 04/01/21.............................     500     546,865
Berkeley Unified School District (GO) Series A
            4.000%, 08/01/19.............................     500     525,730
Berkeley Unified School District (GO) Series D
            5.000%, 08/01/23.............................     295     353,083
Berryessa Union School District (GO) (AMBAC)
            5.375%, 08/01/18.............................     380     392,544
Beverly Hills Unified School District (GO)
            2.000%, 08/01/18.............................     750     755,955
California Educational Facilities Authority (RB) Series A
            5.000%, 01/01/18.............................   1,020   1,026,885
            4.000%, 11/01/19.............................     850     897,175
California Health Facilities Financing Authority (RB)
(currency)  6.500%, 10/01/38 (Pre-refunded @ $100,
             10/1/18)                                      17,230  18,097,875
(currency)  5.000%, 08/15/39 (Pre-refunded @ $100,
             8/15/19)                                       6,300   6,736,779

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
California Health Facilities Financing Authority (RB)
 Series A
(currency)  6.000%, 07/01/39 (Pre-refunded @ $100,
             7/1/19)                                      $ 6,100 $ 6,594,527
California Health Facilities Financing Authority (RB)
 Series C
(currency)  6.500%, 10/01/33 (Pre-refunded @ $100,
             10/1/18)                                       9,650  10,136,070
California Municipal Finance Authority (RB)
(currency)  5.875%, 10/01/34 (Pre-refunded @ $100,
             10/1/18)                                       4,000   4,176,920
California State (GO)
            5.000%, 11/01/17.............................     800     800,000
            5.000%, 02/01/18.............................   5,220   5,271,991
            5.000%, 02/01/18.............................   1,000   1,009,960
            5.500%, 04/01/18.............................  15,445  15,733,821
            5.000%, 08/01/18.............................   5,000   5,148,800
            5.000%, 08/01/18.............................   2,200   2,265,472
            5.000%, 09/01/18.............................     250     258,268
            5.000%, 09/01/18.............................   4,500   4,648,815
            5.000%, 11/01/18.............................   2,000   2,078,980
            5.000%, 02/01/19.............................  10,940  11,476,716
            5.000%, 04/01/19.............................   5,960   6,290,363
            5.500%, 04/01/19.............................  10,820  11,495,493
            5.000%, 09/01/19.............................   1,000   1,070,850
            5.000%, 10/01/19.............................   5,340   5,735,427
            5.000%, 10/01/19.............................   1,500   1,611,075
            5.000%, 10/01/19.............................   5,000   5,370,250
            5.000%, 11/01/19.............................   2,955   3,183,274
            5.000%, 02/01/20.............................  12,870  13,980,938
            5.000%, 04/01/20.............................   3,705   4,046,379
            5.000%, 04/01/20.............................     325     354,946
            5.000%, 08/01/20.............................   2,415   2,665,001
            5.000%, 08/01/20.............................   3,985   4,397,527
            5.000%, 09/01/20.............................     700     774,627
            5.000%, 10/01/20.............................   3,410   3,783,054
            5.000%, 10/01/20.............................   1,610   1,786,134
            5.000%, 10/01/20.............................   1,580   1,752,852
            5.000%, 11/01/20.............................   8,000   8,897,360
            5.000%, 02/01/21.............................     650     727,981
            5.000%, 02/01/21.............................   1,575   1,763,953
            5.000%, 04/01/21.............................     795     894,606
            5.000%, 08/01/21.............................   8,060   9,153,420
            5.000%, 09/01/21.............................   7,845   8,929,257
            5.000%, 09/01/21.............................   1,570   1,786,990
            5.000%, 09/01/21.............................   2,645   3,010,565
            5.000%, 10/01/21.............................   5,300   6,045,869

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
            5.000%, 12/01/21............................. $ 2,000 $ 2,290,560
            5.000%, 03/01/22.............................   1,075   1,238,024
            5.000%, 04/01/22.............................   1,800   2,077,236
            5.000%, 08/01/22.............................   2,250   2,616,232
            5.000%, 08/01/22.............................     785     912,774
            5.250%, 09/01/22.............................   5,750   6,765,680
            5.250%, 10/01/22.............................     500     589,535
California State (GO) Series A
(currency)  5.250%, 07/01/21 (Pre-refunded @ $100,
             7/1/19)                                        4,930   5,273,128
(currency)  5.250%, 07/01/21 (Pre-refunded @ $100,
             7/1/19)                                        2,820   3,016,272
California State (GO) Series A (ETM)
            5.000%, 07/01/19.............................   6,955   7,410,413
California State (GO) Series B
            5.000%, 09/01/18.............................   3,000   3,099,210
            5.000%, 09/01/20.............................   3,600   3,983,796
            5.000%, 09/01/21.............................     840     956,096
California State Department of Water Resources (RB)
 Series AS
            5.000%, 12/01/19.............................   1,000   1,081,500
            5.000%, 12/01/22.............................   3,355   3,943,467
California State Department of Water Resources (RB)
 Series AS (ETM)
            5.000%, 12/01/22.............................      35      40,989
California State Department of Water Resources Power
 Supply Revenue (RB) Series F-3
(currency)  5.000%, 05/01/21 (Pre-refunded @ $100,
             5/1/18)                                        5,000   5,101,200
California State Department of Water Resources Power
 Supply Revenue (RB) Series L
            5.000%, 05/01/18.............................   2,680   2,733,975
            5.000%, 05/01/19.............................   6,250   6,619,625
            5.000%, 05/01/20.............................   2,575   2,823,050
(currency)  5.000%, 05/01/22 (Pre-refunded @ $100,
             5/1/20)                                        2,500   2,737,575
California State Department of Water Resources Power
 Supply Revenue (RB) Series M
            5.000%, 05/01/18.............................     500     510,070
            4.000%, 05/01/19.............................   1,515   1,582,145
California State Department of Water Resources Power
 Supply Revenue (RB) Series O
            5.000%, 05/01/21.............................  12,855  14,527,821

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
California State Public Works Board (RB) Series C
(currency)  6.250%, 04/01/34 (Pre-refunded @ $100,
             4/1/19)                                      $ 2,980 $ 3,199,060
California State Public Works Board (RB) Series G-1
(currency)  5.750%, 10/01/30 (Pre-refunded @ $100,
             10/1/19)                                       5,735   6,246,619
California State Public Works Board (RB) Series H (ETM)
            5.000%, 09/01/21.............................   1,050   1,198,082
California State Public Works Board (RB) Series I-1
(currency)  6.125%, 11/01/29 (Pre-refunded @ $100,
             11/1/19)                                       5,700   6,271,425
California State University (RB) Series A
            5.000%, 11/01/17.............................   1,700   1,700,000
            5.000%, 11/01/17.............................   1,000   1,000,000
            5.000%, 11/01/17.............................   2,000   2,000,000
            5.000%, 11/01/18.............................     150     155,909
            5.000%, 11/01/18.............................   1,000   1,039,390
            5.000%, 11/01/18.............................     555     576,861
            5.000%, 11/01/19.............................   3,660   3,947,273
            5.000%, 11/01/19.............................   1,000   1,078,490
            5.000%, 11/01/21.............................   2,595   2,976,543
(currency)  5.250%, 11/01/34 (Pre-refunded @ $100,
             5/1/19)                                        9,275   9,859,325
(currency)  6.000%, 11/01/40 (Pre-refunded @ $100,
             5/1/19)                                        2,000   2,148,240
California Statewide Communities Dev. Authority (RB)
(currency)  5.250%, 12/01/27 (Pre-refunded @ $100,
             12/1/17)                                       3,605   3,617,617
(currency)  6.000%, 05/15/40 (Pre-refunded @ $100,
             5/15/18)                                      11,435  11,745,575
(currency)  6.000%, 07/01/40 (Pre-refunded @ $100,
             1/1/19)                                        6,135   6,490,462
California Statewide Communities Dev. Authority (RB) (CA
 MTG INS)
(currency)  5.750%, 08/15/38 (Pre-refunded @ $100,
             8/15/18)                                       3,000   3,111,480
California Statewide Communities Dev. Authority (RB)
 (FHA INS)
(currency)  6.625%, 08/01/29 (Pre-refunded @ $100,
             8/1/19)                                        2,225   2,438,333

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
Central Marin Sanitation Agency (RB)
            3.000%, 09/01/19............................. $ 1,160 $ 1,201,969
Chabot-Las Positas Community College District (GO)
            4.000%, 08/01/22.............................   3,050   3,417,403
City & County of San Francisco (GO) Series A
            4.000%, 06/15/18.............................     620     631,842
            4.750%, 06/15/19.............................     650     689,267
            5.000%, 06/15/20.............................     750     826,335
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/20.............................     865     953,040
            5.000%, 06/15/21.............................     250     284,023
City of Berkeley (RN)
            3.000%, 07/19/18.............................   9,000   9,130,950
City of Long Beach Harbor Revenue (RB) Series B
            5.000%, 05/15/19.............................     815     864,438
City of Long Beach Harbor Revenue (RB) Series C
            5.000%, 11/15/18.............................  14,360  14,950,483
City of Los Angeles (GO) Series A
            5.000%, 09/01/20.............................   9,400  10,427,138
City of Los Angeles (GO) Series B
            5.000%, 09/01/18.............................   7,000   7,239,260
            5.000%, 09/01/21.............................   1,250   1,428,300
City of Los Angeles (RN)
            5.000%, 06/28/18.............................  19,610  20,119,664
City of Los Angeles Department of Airports (RB) (BHAC-CR)
(currency)  5.250%, 05/15/38 (Pre-refunded @ $100,
             5/15/18)                                      28,500  29,159,775
City of Los Angeles Solid Waste Resources Revenue (RB)
 Series B
            5.000%, 02/01/18.............................   1,015   1,025,343
City of Los Angeles Wastewater System Revenue (RB)
 Series A
(currency)  5.375%, 06/01/39 (Pre-refunded @ $100,
             6/1/19)                                       17,000  18,146,650
City of Los Angeles Wastewater System Revenue (RB)
 Series B
            5.000%, 06/01/21.............................   1,400   1,588,524
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/22.............................     385     447,397
City of Sacramento Unified School District (GO)
            5.000%, 07/01/24.............................   1,375   1,644,390

                                                   FACE
                                                  AMOUNT    VALUE+
                                                  ------    ------
                                                  (000)
CALIFORNIA -- (Continued)
City of San Francisco Public Utilities
 Commission Wastewater Revenue (RB) Series A
    5.000%, 10/01/18............................. $   800 $   829,480
City of San Francisco Public Utilities
 Commission Water Revenue (RB)
    5.000%, 11/01/19.............................   5,920   6,382,174
    5.000%, 11/01/20.............................   3,825   4,261,241
    5.000%, 11/01/21.............................   1,800   2,063,898
    4.000%, 11/01/22.............................   3,000   3,379,830
    5.000%, 11/01/22.............................     500     587,375
    5.000%, 11/01/23.............................   1,835   2,200,881
City of Santa Rosa Wastewater Revenue (RB)
 Series A
    5.000%, 09/01/21.............................     760     867,487
City of Torrance (RN)
    2.000%, 07/05/18.............................  13,000  13,086,060
City of Tulare Sewer Revenue (RB) (AGM)
    3.000%, 11/15/19.............................     200     207,630
Colton Joint Unified School District (GO) (AGM)
    4.000%, 08/01/20.............................   1,000   1,077,400
Conejo Valley Unified School District (GO)
    4.000%, 08/01/18.............................     700     715,799
Contra Costa Water District (RB) Series Q
    5.000%, 10/01/18.............................     705     730,979
    5.000%, 10/01/19.............................   1,345   1,446,198
Contra Costa Water District (RB) Series U
    3.000%, 10/01/18.............................     450     458,415
    5.000%, 10/01/19.............................     350     376,334
Desert Community College District (GO)
    5.000%, 08/01/21.............................     665     758,100
Desert Sands Unified School District (GO)
    4.000%, 08/01/18.............................   1,375   1,406,240
Dixon Unified School District (GO)
    2.000%, 08/01/18.............................     735     740,564
Dublin Unified School District (GO)
    5.000%, 02/01/19.............................  11,775  12,361,748
East Bay Regional Park District (GO) Series A
    4.000%, 09/01/21.............................     210     231,781
East Side Union High School District (GO)
    2.000%, 08/01/18.............................   1,215   1,224,647
    2.000%, 08/01/20.............................   1,055   1,081,196
East Side Union High School District (GO) Series
 B
    3.000%, 08/01/19.............................   4,000   4,133,960

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
East Whittier City School District (GO) Series A
            2.000%, 08/01/18............................. $1,000 $1,008,090
Eastern Municipal Water District (CP) Series H
(currency)  5.000%, 07/01/33 (Pre-refunded @ $100,
             7/1/18)                                       3,495  3,586,534
El Rancho Unified School District (GO) (AGM)
            4.000%, 08/01/20.............................    780    837,954
Fontana Unified School District (GO)
            5.000%, 08/01/18.............................  3,140  3,233,698
            5.000%, 08/01/19.............................  1,285  1,372,393
            4.000%, 08/01/20.............................  3,620  3,903,265
            4.000%, 08/01/21.............................    530    584,208
Foothill-De Anza Community College District (GO)
            4.000%, 08/01/19.............................    550    578,204
Fort Bragg Unified School District (GO) (AGM)
(currency)  5.500%, 08/01/31 (Pre-refunded @ $100,
             8/1/19)                                         500    538,230
Fremont Unified School District/ Alameda County (GO)
            5.000%, 08/01/18.............................    750    772,613
Fremont Union High School District (GO)
            5.000%, 08/01/20.............................  1,000  1,106,390
Gilroy Unified School District (GO) (AGM)
            4.000%, 08/01/23.............................  1,900  2,153,859
Glendora Unified School District (GO)
            4.000%, 08/01/18.............................    890    909,954
Grossmont Union High School District (GO)
            4.000%, 08/01/20.............................  2,420  2,610,043
Kern County (CP) Series A (AGC)
(currency)  5.750%, 08/01/35 (Pre-refunded @ $100,
             2/1/19)                                         520    550,264
Lindsay Unified School District (GO) Series A (AGC)
(currency)  5.500%, 08/01/33 (Pre-refunded @ $100,
             8/1/18)                                       1,510  1,560,555
Livermore Valley Joint Unified School District (GO)
            5.000%, 08/01/20.............................    800    884,880
Los Altos Elementary School District (GO)
            5.000%, 08/01/19.............................    975  1,042,187
            4.000%, 08/01/21.............................  1,550  1,706,736

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
Los Angeles Community College District (GO)
            5.000%, 08/01/21............................. $ 2,890 $ 3,298,039
Los Angeles Community College District (GO) Series A
            5.000%, 08/01/20.............................  10,000  11,069,600
            5.000%, 08/01/21.............................   1,875   2,139,731
Los Angeles Community College District (GO) Series C
            5.000%, 08/01/20.............................   1,025   1,134,634
Los Angeles Community College District (GO) Series F-1
(currency)  5.000%, 08/01/33 (Pre-refunded @ $100,
             8/1/18)                                        3,375   3,475,440
Los Angeles Community College District (GO) Series G
            5.000%, 08/01/23.............................   3,350   4,005,494
Los Angeles County Metropolitan Transportation Authority
 (RB) Series A
            5.000%, 07/01/18.............................   4,650   4,774,294
            5.000%, 07/01/19.............................   4,000   4,261,240
            5.000%, 07/01/20.............................   3,085   3,405,963
Los Angeles County Metropolitan Transportation Authority
 (RB) Series B
            5.000%, 07/01/18.............................   2,040   2,094,529
Los Angeles County Metropolitan Transportation Authority
 (RB) Series C
            5.000%, 07/01/21.............................   1,400   1,590,120
Los Angeles Department of Water (RB) Series B
            5.000%, 07/01/19.............................   1,000   1,065,480
Los Angeles Department of Water & Power (RB) Series A
            5.000%, 07/01/18.............................   2,375   2,438,792
            5.000%, 07/01/18.............................     125     128,358
            5.000%, 07/01/19.............................   3,580   3,815,063
            5.000%, 07/01/21.............................   2,000   2,274,680
            5.000%, 07/01/21.............................   1,750   1,990,345
Los Angeles Unified School District (GO) Series A
            5.000%, 07/01/19.............................   3,590   3,824,463
Los Angeles Unified School District (GO) Series A
            4.000%, 07/01/18.............................   1,000   1,020,400
            5.000%, 07/01/18.............................   3,500   3,594,500
            5.000%, 07/01/19.............................   4,560   4,857,814
            5.000%, 07/01/21.............................   3,500   3,983,385
Los Angeles Unified School District (GO) Series A-1
            5.000%, 07/01/18.............................     500     513,500

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Los Angeles Unified School District (GO) Series A-1
 (FGIC)
            5.500%, 07/01/18............................. $2,745 $2,828,173
Los Angeles Unified School District (GO) Series A-2
            5.000%, 07/01/21.............................  2,200  2,503,842
Los Angeles Unified School District (GO) Series B
            5.000%, 07/01/22.............................  1,350  1,576,638
Los Angeles Unified School District (GO) Series C
            5.000%, 07/01/20.............................  1,895  2,091,625
            5.000%, 07/01/22.............................  5,560  6,493,413
            5.000%, 07/01/23.............................  2,000  2,388,300
Los Angeles Unified School District (GO) Series KRY
            5.000%, 07/01/19.............................  3,390  3,611,401
Los County Angeles (RN)
            5.000%, 06/29/18.............................  5,775  5,925,323
Manhattan Beach Unified School District (GO) Series F
            4.000%, 09/01/21.............................    500    552,650
Mount Diablo Unified School District (GO)
            5.000%, 02/01/19.............................    500    524,915
Napa Valley Unified School District (GO) Series B
            3.000%, 08/01/18.............................  1,000  1,015,290
New Haven Unified School District (GO)
            2.000%, 08/01/18.............................    730    736,015
New Haven Unified School District (GO) (AGM)
            4.000%, 08/01/19.............................  1,430  1,504,875
New Haven Unified School District (GO) Series B (BAM)
            5.000%, 08/01/21.............................  3,100  3,525,444
Newhall School District (GO)
            --%, 08/01/18................................  6,995  6,938,410
Oakland Unified School District/ Alameda County (GO)
            5.000%, 08/01/19.............................  1,000  1,068,550
Oceanside Community Facilities District (ST)
(currency)  6.250%, 09/01/38 (Pre-refunded @ $100,
             9/1/18)                                       2,325  2,424,673
Orange County Sanitation District (RB) Series A
            5.000%, 02/01/24.............................  5,295  6,389,106
Padre Dam Municipal Water District (CP) Series A
(currency)  5.250%, 10/01/34 (Pre-refunded @ $100,
             10/1/19)                                      6,100  6,580,497

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
Palm Springs Unified School District (GO) Series D
            2.000%, 08/01/18............................. $ 3,360 $ 3,385,939
            3.000%, 08/01/20.............................   2,185   2,295,801
Palomar Community College District (GO)
            5.000%, 05/01/23.............................     715     849,899
Pasadena Unified School District (GO)
            5.000%, 05/01/20.............................     550     603,268
Peralta Community College District (GO)
            5.000%, 08/01/18.............................   1,000   1,030,300
            5.000%, 08/01/19.............................   2,220   2,373,802
Peralta Community College District (GO) Series B
            5.000%, 08/01/22.............................   1,845   2,153,613
Poway Unified School District (GO)
            3.250%, 08/01/18.............................   1,350   1,372,747
Riverside County (RN)
            2.000%, 06/29/18.............................  29,700  29,889,783
Riverside County Transportation Commission (RB) Series A
            5.000%, 06/01/18.............................     500     511,720
Sacramento Municipal Utility District (RB) Series X
            5.000%, 08/15/21.............................     750     856,065
San Diego County Regional Transportation Commission (RB)
 Series A
            4.000%, 04/01/18.............................     425     430,461
            5.000%, 04/01/18.............................   1,285   1,306,806
San Diego County Water Authority Financing Corp. (CP)
 Series 2008 A-COPS (AGM)
(currency)  5.000%, 05/01/28 (Pre-refunded @ $100,
             5/1/18)                                        5,810   5,926,142
(currency)  5.000%, 05/01/38 (Pre-refunded @ $100,
             5/1/18)                                        1,500   1,529,985
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/20.............................   1,385   1,518,417
            5.000%, 05/01/21.............................     550     621,775
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB)
            5.000%, 05/15/22.............................   4,425   5,156,674
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB) Series A
            5.000%, 05/15/18.............................     350     357,620

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
(currency)  5.000%, 05/15/22 (Pre-refunded @ $100,
             5/15/19).................................... $ 1,695 $ 1,798,090
(currency)  5.250%, 05/15/24 (Pre-refunded @ $100,
             5/15/20)....................................   1,235   1,363,489
(currency)  5.250%, 05/15/39 (Pre-refunded @ $100,
             5/15/19)....................................   3,500   3,726,170
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB) Series B
            5.000%, 05/15/18.............................   3,650   3,729,460
(currency)  5.000%, 05/15/20 (Pre-refunded @ $100,
             5/15/19)....................................   2,400   2,545,968
San Diego Public Facilities Financing Authority Water
 Revenue (RB) Series A (ETM)
            5.000%, 08/01/18.............................   1,260   1,297,498
San Diego Public Facilities Financing Authority Water
 Revenue (RB) Series B
(currency)  5.000%, 08/01/20 (Pre-refunded @ $100,
             8/1/19).....................................   1,045   1,115,882
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/23.............................   2,000   2,390,700
San Diego Unified School District (RAN) Series A
            3.000%, 06/29/18.............................  15,730  15,935,748
San Francisco Bay Area Rapid Transit District (GO)
 Series C
            4.000%, 08/01/19.............................     300     315,546
San Francisco Bay Area Rapid Transit District (RB)
            4.000%, 07/01/18.............................   1,000   1,020,190
San Francisco Community College District (GO)
            5.000%, 06/15/18.............................   6,000   6,151,920
            5.000%, 06/15/19.............................   1,625   1,730,219
            5.000%, 06/15/20.............................   1,400   1,542,492
            5.000%, 06/15/22.............................   2,000   2,330,700
San Francisco Community College District (GO) Series C
            4.000%, 06/15/18.............................     485     494,293
San Francisco Unified School District (GO)
            5.000%, 06/15/18.............................   5,285   5,418,499
            5.000%, 06/15/21.............................   2,200   2,499,398
San Francisco Unified School District (GO) Series A
            2.000%, 06/15/18.............................   3,140   3,161,289

                                                           FACE
                                                          AMOUNT    VALUE+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
San Francisco Unified School District (GO) Series E
            5.000%, 06/15/18............................. $ 1,500 $ 1,537,890
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22.............................   1,750   1,805,527
San Jose Evergreen Community College District (GO)
            5.000%, 09/01/21.............................     250     286,368
San Juan Unified School District (GO)
            3.000%, 08/01/22.............................   1,200   1,293,036
San Leandro Unified School District (GO) Series B
            4.000%, 08/01/21.............................     265     291,900
San Luis Coastal Unified School District (GO) Series B
            4.000%, 08/01/18.............................   2,615   2,674,622
San Mateo County Community College District (GO)
            4.000%, 09/01/18.............................     775     795,026
            4.000%, 09/01/21.............................   1,310   1,449,502
San Ramon Valley Unified School District (GO)
            4.000%, 08/01/21.............................   4,225   4,662,034
Santa Clara County (GO) Series B
            5.000%, 08/01/18.............................   5,000   5,151,850
Santa Clara County Financing Authority (RB) Series A
            5.000%, 02/01/19.............................   3,610   3,788,478
Santa Clara Valley Transportation Authority (RB) Series B
            5.000%, 04/01/18.............................   8,215   8,354,409
Santa Monica Community College District (GO) Series A
            5.000%, 08/01/19.............................     315     337,107
Sequoia Union High School District (RAN)
            3.000%, 06/29/18.............................   7,785   7,886,750
Sonoma County (RB) Series A
            5.000%, 09/01/19.............................   6,035   6,464,873
Sonoma Valley Unified School District (GO)
            2.000%, 08/01/18.............................   1,200   1,209,528
            3.000%, 08/01/19.............................     600     620,622
South Bay Union School District/ San Diego County (GO)
 Series A (AGC)
(currency)  6.000%, 08/01/23 (Pre-refunded @ $100,
             8/1/19).....................................     700     760,200
South San Francisco Unified School District (GO) Series
 G (ETM)
            3.500%, 07/01/18.............................  27,075  27,534,192

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Southern California Public Power Authority (RB)
            5.000%, 07/01/18............................. $1,135 $1,165,407
            5.000%, 07/01/18.............................  1,475  1,514,515
            5.000%, 07/01/20.............................  1,175  1,295,614
Southwestern Community College District (GO)
            5.000%, 08/01/19.............................  2,230  2,380,859
Sweetwater Union High School District (GO) (ETM)
            5.000%, 01/01/18.............................  1,750  1,761,637
Tustin Unified School District (GO) Series B
(currency)  6.000%, 08/01/36 (Pre-refunded @ $100,
             8/1/21).....................................  1,500  1,762,410
Union Elementary School District (GO) Series A
            3.000%, 09/01/18.............................  1,130  1,149,300
University of California (RB) Series O
(currency)  5.750%, 05/15/25 (Pre-refunded @ $100,
             5/15/19)....................................  2,000  2,142,860
(currency)  5.250%, 05/15/39 (Pre-refunded @ $100,
             5/15/19)....................................  1,615  1,718,085
Upland Unified School District (GO) Series A (AGM)
(currency)  5.000%, 08/01/26 (Pre-refunded @ $100,
             8/1/18).....................................  1,450  1,493,152

                                                     FACE
                                                    AMOUNT      VALUE+
                                                    ------      ------
                                                    (000)
CALIFORNIA -- (Continued)
Ventura County
     4.000%, 07/02/18.............................. $35,000 $   35,690,550
West Contra Costa Unified School District (GO)
 (AGM)
     5.000%, 08/01/18..............................   1,415      1,457,224
     5.000%, 08/01/20..............................     820        905,592
     5.000%, 08/01/21..............................   2,350      2,675,287
West Contra Costa Unified School District (GO)
 Series A
     4.000%, 08/01/18..............................   2,135      2,182,867
West Contra Costa Unified School District (GO)
 Series B
     6.000%, 08/01/21..............................   1,000      1,175,750
Westlands Water District (RB) Series A (AGM)
     4.000%, 09/01/20..............................   1,045      1,126,782
Whittier Union High School District (GO) Series C
     2.000%, 08/01/18..............................   1,480      1,491,751
Yolo County Washington Unified School District
 (GO)
     4.000%, 08/01/20..............................   1,000      1,074,300
                                                            --------------
TOTAL MUNICIPAL BONDS..............................          1,014,505,714
                                                            --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,010,108,146)............................          $1,014,505,714
                                                            ==============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENT IN SECURITIES (MARKET VALUE)
                          ---------------------------------------------
                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ---------------------------------------------
                          LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                          ------- -------------- ------- --------------
         Municipal Bonds.   --    $1,014,505,714   --    $1,014,505,714
                            --    --------------   --    --------------
         TOTAL...........   --    $1,014,505,714   --    $1,014,505,714
                            ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Albany Unified School District (GO)
            4.000%, 08/01/21............................. $  240 $  264,641
Alhambra Unified School District (GO) Series A (ASSURED
 GTY)
            5.250%, 08/01/18.............................    375    387,259
Amador County Unified School District (GO)
            4.000%, 08/01/19.............................    385    404,196
Anaheim Union High School District (GO)
            5.000%, 08/01/19.............................    855    913,149
Antelope Valley Community College District (GO) Series A
            5.000%, 08/01/24.............................    850  1,034,118
Antelope Valley Union High School District (GO)
            4.000%, 08/01/21.............................    500    549,210
            5.000%, 08/01/22.............................  1,650  1,929,312
Arcadia Unified School District (GO)
            3.000%, 08/01/26.............................  1,035  1,126,339
Azusa Unified School District (GO)
            4.000%, 07/01/21.............................    400    439,420
            5.000%, 07/01/21.............................    425    483,204
Bay Area Toll Authority (RB)
            4.000%, 04/01/18.............................    500    506,490
Bay Area Toll Authority (RB) Series F-1
(currency)  5.000%, 04/01/34 (Pre-refunded @ $100,
             4/1/18).....................................  1,600  1,626,688
(currency)  5.125%, 04/01/39 (Pre-refunded @ $100,
             4/1/19).....................................  3,450  3,649,272
Berkeley Unified School District (GO)
            5.000%, 08/01/19.............................    325    347,337
Berkeley Unified School District (GO) Series D
            5.000%, 08/01/23.............................    600    718,134
Berryessa Union School District (GO) (AMBAC)
            5.375%, 08/01/18.............................    200    206,602
Beverly Hills Unified School District (GO)
            2.000%, 08/01/21.............................    145    149,723
Buena Park School District (GO) (AGM)
            2.500%, 08/01/21.............................     75     78,477
Butte-Glenn Community College District (GO)
            2.500%, 08/01/20.............................    550    570,928
California Health Facilities Financing Authority (RB)
 Series C
(currency)  6.500%, 10/01/33.............................
            (Pre-refunded @ $100, 10/1/18)...............  1,000  1,050,370

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
California Municipal Finance Authority (RB)
(currency)  5.750%, 01/01/33
            (Pre-refunded @ $100, 1/1/22)................ $  750 $  884,835
(currency)  6.000%, 01/01/42
            (Pre-refunded @ $100, 1/1/22)................  2,905  3,456,601
California State (GO)
            5.000%, 09/01/18.............................    575    594,015
            5.000%, 10/01/18.............................    250    259,073
            5.000%, 04/01/19.............................  2,000  2,110,860
            5.500%, 04/01/19.............................  2,605  2,767,630
            5.000%, 09/01/19.............................  1,795  1,922,176
            3.125%, 10/01/19.............................    100    103,863
            5.000%, 10/01/19.............................    500    537,025
            5.000%, 10/01/19.............................  1,000  1,074,050
            4.000%, 11/01/19.............................    135    142,768
            5.000%, 11/01/19.............................    835    899,504
            5.000%, 02/01/20.............................  1,200  1,303,584
            5.250%, 02/01/20.............................    500    545,925
            5.000%, 04/01/20.............................    900    982,926
            5.000%, 08/01/20.............................  1,000  1,103,520
            5.000%, 09/01/20.............................  1,000  1,106,610
            5.000%, 10/01/20.............................  1,375  1,525,425
            5.000%, 10/01/20.............................  4,040  4,481,976
            5.000%, 11/01/20.............................    750    834,127
            4.000%, 12/01/20.............................    750    813,795
            5.000%, 12/01/20.............................  1,240  1,382,873
            5.000%, 02/01/21.............................    700    783,979
            5.000%, 04/01/21.............................    475    534,513
            5.000%, 08/01/21.............................  1,750  1,987,405
            5.000%, 08/01/21.............................  3,500  3,974,810
            5.000%, 09/01/21.............................  3,705  4,217,068
            5.000%, 09/01/21.............................    175    199,187
            5.000%, 09/01/21.............................    460    523,577
            5.000%, 10/01/21.............................    200    228,146
            5.000%, 02/01/22.............................  2,195  2,523,591
            5.000%, 04/01/22.............................    940  1,084,779
            5.000%, 08/01/22.............................  1,250  1,453,462
            4.000%, 09/01/22.............................    525    587,228
            5.250%, 09/01/22.............................  2,385  2,806,286
            5.250%, 10/01/22.............................  2,380  2,806,187
            5.000%, 12/01/22.............................  1,245  1,458,044
            5.000%, 02/01/23.............................  1,150  1,350,445
            5.000%, 09/01/23.............................  1,635  1,943,247
            5.000%, 10/01/23.............................    100    119,049
            5.000%, 11/01/23.............................    875  1,042,825
            5.000%, 09/01/24.............................  1,000  1,206,930
            5.000%, 11/01/24.............................    850  1,028,695
            5.000%, 08/01/26.............................  2,500  3,090,000
            3.500%, 08/01/27.............................  1,350  1,506,951

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
California State (GO) Series A (ETM)
            4.400%, 07/01/18............................. $  410 $  419,389
            5.000%, 07/01/19.............................  1,400  1,491,672
California State (GO) Series B
            5.000%, 09/01/21.............................  1,060  1,206,503
            5.000%, 09/01/21.............................  1,700  1,934,957
            5.000%, 09/01/23.............................  2,285  2,715,791
California State Department of Water Resources (RB)
 Series AR
            5.000%, 12/01/22.............................  3,210  3,773,034
            5.000%, 12/01/23.............................    900  1,080,081
California State Department of Water Resources (RB)
 Series AS
            5.000%, 12/01/19.............................    530    573,195
            5.000%, 12/01/22.............................  1,485  1,745,469
            5.000%, 12/01/24.............................  1,000  1,222,240
California State Department of Water Resources (RB)
 Series AS (ETM)
            5.000%, 12/01/19.............................     15     16,203
            5.000%, 12/01/22.............................     15     17,567
California State Department of Water Resources Power
 Supply Revenue (RB) Series L
            5.000%, 05/01/19.............................    925    979,704
            5.000%, 05/01/20.............................  3,380  3,705,595
(currency)  5.000%, 05/01/22 (Pre-refunded @ $100,
             5/1/20).....................................    610    667,968
California State Department of Water Resources Power
 Supply Revenue (RB) Series M
            4.000%, 05/01/19.............................    455    475,166
California State Department of Water Resources Power
 Supply Revenue (RB) Series O
            5.000%, 05/01/21.............................  3,640  4,113,673
            5.000%, 05/01/22.............................  1,385  1,606,171
California State Public Works Board (RB) (ETM)
            5.000%, 09/01/20.............................  1,000  1,108,090
California State Public Works Board (RB) Series F (ETM)
            5.000%, 10/01/20.............................    500    554,700
California State Public Works Board (RB) Series H (ETM)
            5.000%, 09/01/21.............................  1,740  1,985,392
California State University (RB) Series A
            5.000%, 11/01/18.............................  2,500  2,598,475
            5.000%, 11/01/19.............................    450    485,321
            5.000%, 11/01/19.............................  3,000  3,235,470
            5.000%, 11/01/20.............................    685    763,337
            5.000%, 11/01/25.............................  1,015  1,258,468
            5.000%, 11/01/25.............................  2,000  2,479,740
California State University (RB) Series C (AGM)
            5.000%, 11/01/22.............................    100    117,475

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
California Statewide Communities Dev. Authority (RB)
(currency)  6.000%, 06/01/33 (Pre-refunded @ $100,
             6/1/21)..................................... $1,295 $1,510,216
Capistrano Unified School District School Facilities
 Improvement District No. 1 (GO)
            4.000%, 08/01/22.............................    170    188,989
Carlsbad Unified School District (GO)
            5.000%, 08/01/21.............................    230    261,837
Central Marin Sanitation Agency (RB)
            4.000%, 09/01/21.............................  1,425  1,572,231
Chabot-Las Positas Community College District (GO)
            5.000%, 08/01/22.............................    900  1,049,643
            4.000%, 08/01/23.............................  1,970  2,237,861
Chaffey Community College District (GO) Series E
            4.000%, 06/01/22.............................    335    374,302
Chico Unified School District (GO) Series A-2
            4.000%, 08/01/24.............................    250    288,570
Chino Hills Financing Authority (RB)
            4.000%, 06/01/18.............................    500    508,925
Chino Valley Unified School District (GO) Series A
            4.000%, 08/01/21.............................    200    220,612
Chula Vista Elementary School District (GO)
            5.000%, 08/01/22.............................  1,835  2,145,629
City & County of San Francisco (GO) Series A
            4.750%, 06/15/19.............................    545    577,923
            5.000%, 06/15/20.............................  1,715  1,889,553
            5.000%, 06/15/22.............................  2,200  2,564,848
City & County of San Francisco (GO) Series B
            4.000%, 06/15/20.............................    800    860,808
City & County of San Francisco (GO) Series C
            5.000%, 06/15/20.............................    575    633,524
City & County of San Francisco (GO) Series D
            5.000%, 06/15/20.............................  2,000  2,203,560
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/20.............................    500    550,890
            5.000%, 06/15/21.............................  2,315  2,630,048
City of Long Beach Harbor Revenue (RB) Series B
            5.000%, 05/15/19.............................    250    265,165
City of Long Beach Harbor Revenue (RB) Series C
            5.000%, 11/15/18.............................    500    520,560
City of Los Angeles (GO) Series A
            4.000%, 09/01/18.............................    780    800,218
            5.000%, 09/01/20.............................    445    493,625

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
City of Los Angeles (GO) Series B
            5.000%, 09/01/19............................. $  600 $  643,530
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/22.............................  1,000  1,162,070
City of Riverside Water Revenue (RB) Series A
            5.000%, 10/01/18.............................    300    311,112
City of Sacramento Unified School District (GO)
            5.000%, 07/01/18.............................    300    308,079
            5.000%, 07/01/24.............................  1,800  2,152,656
City of San Francisco Public Utilities Commission Water
 Revenue (RB)
            5.000%, 11/01/21.............................    865    991,818
            5.000%, 11/01/22.............................  1,335  1,568,291
City of San Francisco Public Utilities Commission Water
 Revenue (RB) Series B
            5.000%, 11/01/19.............................    420    452,789
City of San Francisco Public Utilities Commission Water
 Revenue (RB) Series F
(currency)  5.000%, 11/01/23 (Pre-refunded @ $100,
             11/1/20)....................................  1,000  1,114,050
(currency)  5.500%, 11/01/30 (Pre-refunded @ $100,
             11/1/20)....................................  1,000  1,128,740
Coachella Valley Unified School District (GO) (BAM)
            4.000%, 08/01/22.............................    825    917,152
Colton Joint Unified School District (GO)
            5.000%, 08/01/21.............................    900  1,023,867
Conejo Valley Unified School District (GO)
            2.000%, 08/01/18.............................  2,350  2,368,142
            4.000%, 08/01/18.............................    115    117,596
Contra Costa CA Transportation Authority (RB) Series B
(currency)  5.000%, 03/01/23 (Pre-refunded @ $100,
             3/1/20).....................................    500    545,225
Contra Costa Water District (RB) Series Q
            5.000%, 10/01/18.............................    220    228,107
Culver City School Facilities Financing Authority (RB)
 (AGM)
            5.500%, 08/01/26.............................    855  1,083,815
Cupertino Union School District (GO) Series B
            4.000%, 08/01/21.............................    400    441,376
Davis Joint Unified School District (GO)
            5.000%, 08/01/18.............................    420    432,533

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
Davis Joint Unified School District Community
 Facilities District (ST) (AGM)
    3.000%, 08/15/22............................. $1,000 $1,066,150
Davis Joint Unified School District Community
 Facilities District No. 2 (ST) (AGM)
    3.000%, 08/15/19.............................    500    516,300
Dublin Unified School District (GO)
    5.000%, 02/01/19.............................    425    446,178
    5.000%, 08/01/22.............................    875  1,024,004
    5.000%, 08/01/23.............................  1,665  1,989,775
East Side Union High School District (GO)
    4.000%, 08/01/21.............................    600    661,836
East Side Union High School District (GO) Series
 D
    3.000%, 08/01/19.............................    825    852,629
El Rancho Unified School District (GO) (AGM)
    4.000%, 08/01/21.............................  1,285  1,409,002
Enterprise Elementary School District (GO)
    4.000%, 09/01/19.............................    500    526,480
Fallbrook Union Elementary School District (GO)
 Series A
    5.000%, 08/01/20.............................    200    220,246
Folsom Cordova Unified School District School
 Facilities Improvement Dist. No. 5 (GO) Series
 B (AGM)
    5.000%, 10/01/26.............................    250    313,038
Fontana Unified School District (GO)
    5.000%, 08/01/19.............................    600    640,806
    4.000%, 08/01/21.............................  1,585  1,747,114
    4.000%, 08/01/22.............................    875    981,260
Fountain Valley Public Finance Authority (RB)
 Series A
    5.000%, 07/01/24.............................    250    304,403
Fresno Unified School District (GO) Series A
 (AGM)
    4.500%, 08/01/20.............................    480    523,627
Gilroy Unified School District (GO) (AGM)
    4.000%, 08/01/24.............................  2,615  2,998,620
Grossmont Union High School District (GO) Series
 A
    5.000%, 08/01/18.............................    200    206,044
Hacienda La Puente Unified School District (GO)
 (NATL-RE)
    5.000%, 08/01/23.............................    225    267,930
Huntington Beach Public Financing Authority (RB)
    4.000%, 09/01/18.............................    200    205,100

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Jurupa Unified School District (GO) (AGM)
     4.000%, 08/01/18.............................. $  235 $  240,320
     5.000%, 08/01/20..............................    725    798,805
Kern High School District (GO) (AGM)
     5.000%, 08/01/19..............................    250    267,228
Kern High School District (GO) Series A
     3.000%, 08/01/20..............................  3,885  4,084,184
     3.000%, 08/01/26..............................    895    975,487
Kern High School District (GO) Series E
     2.000%, 08/01/19..............................  1,350  1,373,085
     2.000%, 08/01/20..............................  2,435  2,494,122
     3.000%, 08/01/21..............................    465    495,750
Lakeside Union School District/San Diego County
 (GO)
     5.000%, 08/01/23..............................    695    828,871
Lancaster Financing Authority (NATL) (ETM)
     5.250%, 02/01/20..............................    540    589,599
Liberty Union High School District (GO)
     5.000%, 08/01/20..............................    380    420,535
     4.000%, 08/01/21..............................    500    551,915
Lompoc Unified School District (GO) (ASSURED GTY)
     5.250%, 08/01/20..............................    540    600,161
Long Beach Unified School District (GO)
     5.000%, 08/01/20..............................  1,500  1,658,280
Los Altos Elementary School District (GO)
     4.000%, 08/01/21..............................    250    275,280
     4.000%, 08/01/21..............................    470    517,526
Los Angeles Community College District (GO)
 Series A
     5.000%, 08/01/23..............................    340    406,528
Los Angeles Community College District (GO)
 Series C
     5.000%, 08/01/19..............................    950  1,016,671
     5.000%, 08/01/25..............................  1,240  1,535,814
     5.000%, 06/01/26..............................  2,500  3,131,125
Los Angeles Community College District (GO)
 Series G
     5.000%, 08/01/23..............................    650    777,186
Los Angeles Convention & Exhibit Center
 Authority (RB) Series A (ETM)
     4.500%, 08/15/18..............................    300    308,220
Los Angeles County Metropolitan Transportation
 Authority (RB)
     5.000%, 07/01/20..............................    300    331,212

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Los Angeles County Metropolitan Transportation
 Authority (RB) Series A
     5.000%, 07/01/18.............................. $  665 $  682,775
     5.000%, 07/01/19..............................  1,000  1,065,310
     5.000%, 07/01/20..............................    830    916,353
     5.000%, 07/01/21..............................    520    590,616
     5.000%, 07/01/27..............................  3,165  4,008,219
Los Angeles County Metropolitan Transportation
 Authority (RB) Series B
     5.000%, 06/01/19..............................    370    393,029
     5.000%, 06/01/20..............................    500    550,415
     5.000%, 07/01/20..............................    525    578,891
Los Angeles County Metropolitan Transportation
 Authority (RB) Series C
     5.000%, 07/01/20..............................    525    578,891
Los Angeles County Public Works Financing
 Authority (RB) Series D
     5.000%, 12/01/25..............................    165    204,400
Los Angeles Department of Water (RB) Series B
     5.000%, 07/01/20..............................    500    551,465
     5.000%, 07/01/22..............................    435    507,384
Los Angeles Department of Water & Power (RB)
 Series A
     5.000%, 07/01/19..............................  1,195  1,273,464
     5.000%, 07/01/19..............................    370    394,294
     5.000%, 07/01/20..............................    600    661,758
     5.000%, 07/01/21..............................  1,650  1,876,611
     5.000%, 07/01/21..............................  1,000  1,137,340
     5.000%, 07/01/21..............................  2,950  3,355,153
Los Angeles Department of Water & Power (RB)
 Series D
     4.000%, 07/01/19..............................  1,000  1,049,200
Los Angeles Unified School District (GO) Series A
     3.000%, 07/01/20..............................    790    830,574
     5.000%, 07/01/20..............................    150    165,564
     5.000%, 07/01/20..............................    900    993,384
     2.000%, 07/01/22..............................  1,210  1,249,313
     5.000%, 07/01/26..............................    750    939,667
Los Angeles Unified School District (GO) Series
 A-1
     5.000%, 07/01/21..............................  1,710  1,946,168
Los Angeles Unified School District (GO) Series
 A-2
     5.000%, 07/01/21..............................    875    995,846
Los Angeles Unified School District (GO) Series C
     5.000%, 07/01/22..............................    500    583,940
     5.000%, 07/01/23..............................  3,050  3,642,157
Los Angeles Unified School District (GO) Series I
     5.000%, 07/01/19..............................    750    798,983

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Los Angeles Unified School District (GO) Series
 KRY
     5.000%, 07/01/18.............................. $  750 $  770,250
Los Rios Community College District (GO)
     5.000%, 08/01/19..............................  2,965  3,173,084
Los Rios Community College District (GO) Series B
     5.000%, 08/01/23..............................    510    608,547
Lynwood Unified School District (GO) (AGM)
     5.000%, 08/01/21..............................    450    510,165
     5.000%, 08/01/22..............................    485    562,731
Manhattan Beach Unified School District (GO)
 Series C
     3.500%, 09/01/21..............................  1,185  1,287,194
Manhattan Beach Unified School District (GO)
 Series E
     3.000%, 09/01/22..............................    560    603,882
Merced Union High School District (GO) Series A
 (ASSURED GTY)
     4.000%, 08/01/18..............................    250    255,660
Metropolitan Water District of Southern
 California (RB) Series A
     5.000%, 07/01/19..............................  1,090  1,161,569
Montebello Unified School District (GO)
     5.000%, 08/01/20..............................    415    459,032
Moreland School District (GO) Series B
     5.000%, 08/01/21..............................    500    568,030
Moreno Valley Public Financing Authority (RB)
     5.000%, 11/01/20..............................  1,470  1,630,289
Morongo Unified School District (GO)
     3.000%, 08/01/22..............................    480    516,062
Mount Diablo Unified School District (GO)
     3.250%, 08/01/19..............................    500    519,345
Mount Diablo Unified School District (GO) Series
 G
     3.000%, 08/01/24..............................    800    871,888
New Haven Unified School District (GO) (ASSURED
 GTY)
     5.000%, 08/01/19..............................     95    101,616
New Haven Unified School District (GO) (ETM)
 (ASSURED GTY)
     5.000%, 08/01/19..............................     55     58,731
Northern Humboldt Union High School District (GO)
     4.000%, 08/01/26..............................    220    255,526
Oak Park Unified School District (GO)
     4.000%, 08/01/22..............................    445    499,913

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
Oakland Joint Powers Financing Authority (RB)
 Series B (ASSURED GTY)
    4.500%, 08/01/18............................. $  500 $  513,140
Oakland Unified School District/ Alameda County
 (GO)
    5.000%, 08/01/20.............................  1,005  1,110,475
    5.000%, 08/01/22.............................  1,500  1,750,155
    5.000%, 08/01/24.............................    900  1,092,384
    5.000%, 08/01/26.............................    575    718,008
Oakland Unified School District/ Alameda County
 (GO) (AGM)
    5.000%, 08/01/23.............................    300    357,603
Oakland Unified School District/ Alameda County
 (GO) Series A
    5.000%, 08/01/21.............................    610    694,436
    4.000%, 08/01/22.............................    350    392,333
    5.000%, 08/01/22.............................  3,000  3,500,310
    4.000%, 08/01/24.............................    500    575,070
    5.000%, 08/01/25.............................    540    665,739
Oakland Unified School District/ Alameda County
 (GO) Series C
    5.000%, 08/01/20.............................    255    281,762
    5.000%, 08/01/26.............................    500    624,355
Oxnard Union High School District (GO)
    4.000%, 08/01/21.............................    320    352,730
    4.000%, 08/01/22.............................    500    560,475
Palm Springs Unified School District (GO)
    5.000%, 08/01/19.............................    500    534,185
Palomar Community College District (GO)
    5.000%, 05/01/21.............................    965  1,092,708
Palomar Community College District (GO) Series D
    5.000%, 08/01/23.............................    150    179,259
Palos Verdes Peninsula Unified School District
 (GO) Series B
    5.000%, 11/01/21.............................    250    286,653
Piedmont unified School District (GO)
    3.000%, 08/01/20.............................    845    888,560
Plumas Unified School District (GO) (AGM)
    5.250%, 08/01/21.............................    800    918,040
Porterville Unified School District Facilities
 Improvement District (GO) Series B (AGM)
    5.000%, 08/01/18.............................    450    463,532
    5.000%, 08/01/19.............................    325    347,279
Poway Unified School District (GO)
    5.000%, 08/01/19.............................    200    213,602
Rancho Santiago Community College District (GO)
 (AGM)
    5.250%, 09/01/20.............................    500    558,260

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
                                                          -----      -
CALIFORNIA -- (Continued)
Redlands Financing Authority (RB) Series A
            5.000%, 09/01/22............................. $1,290 $1,512,086
Riverside County Infrastructure Financing Authority (RB)
 Series A
            5.000%, 11/01/24.............................  1,000  1,208,040
Saddleback Valley Unified School District (GO)
            5.000%, 08/01/22.............................    465    544,185
San Diego County Regional Transportation Commission (RB)
 Series A
            5.000%, 04/01/18.............................    265    269,497
San Diego County Water Authority Financing Corp (RB)
 Series A
(currency)  5.250%, 05/01/23 (Pre-refunded @ $100,
             11/1/19)....................................  1,395  1,509,348
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/21.............................    310    350,455
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB)
            5.000%, 05/15/22.............................    700    815,745
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB) Series A
            4.000%, 05/15/20.............................  3,000  3,224,040
(currency)  5.250%, 05/15/24 (Pre-refunded @ $100,
             5/15/20)....................................  1,975  2,180,479
(currency)  5.375%, 05/15/34 (Pre-refunded @ $100,
             5/15/19)....................................    650    693,238
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB) Series B
(currency)  5.500%, 05/15/23 (Pre-refunded @ $100,
             5/15/19)....................................    500    534,210
San Diego Public Facilities Financing Authority Water
 Revenue (RB) Series A
(currency)  5.000%, 08/01/23 (Pre-refunded @ $100,
             8/1/20).....................................  2,690  2,969,222
San Diego Unified School District (GO) Series C-2 (AGM)
            5.500%, 07/01/21.............................    600    694,302
            5.500%, 07/01/25.............................  2,550  3,253,978
San Diego Unified School District (GO) Series D-1 (NATL)
            5.500%, 07/01/24.............................    190    237,610
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/20.............................    435    480,379
            5.000%, 07/01/21.............................  1,705  1,942,455
            5.000%, 07/01/23.............................    300    358,605

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
                                                          -----      -
CALIFORNIA -- (Continued)
San Dieguito Union High School District (GO) Series A-2
            5.000%, 08/01/23............................. $  490 $  585,579
San Francisco Bay Area Rapid Transit District (GO)
 Series C
            4.000%, 08/01/19.............................    325    341,842
San Francisco City & County Airport Comm-San Francisco
 International Airport (RB)
(currency)  5.000%, 05/01/21 (Pre-refunded @ $100,
             5/1/20).....................................    540    591,316
San Francisco City & County Airport Comm-San Francisco
 International Airport (RB) Series D
(currency)  5.000%, 05/01/23 (Pre-refunded @ $100,
             5/3/21).....................................    875    989,362
San Francisco Community College District (GO)
            5.000%, 06/15/20.............................  2,100  2,313,738
            5.000%, 06/15/22.............................  2,070  2,412,274
            5.000%, 06/15/23.............................  3,775  4,491,155
            5.000%, 06/15/24.............................  1,365  1,656,332
San Francisco Community College District (GO) Series D
            5.000%, 06/15/20.............................    600    661,068
San Francisco Municipal Transportation Agency (RB)
 Series A
            5.000%, 03/01/20.............................    860    940,083
San Francisco Unified School District (GO)
            5.000%, 06/15/20.............................    725    798,791
            5.000%, 06/15/21.............................    230    261,301
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22.............................  1,580  1,630,133
San Joaquin County Transportation Authority (RB) Series A
(currency)  6.000%, 03/01/36
            (Pre-refunded @ $100, 3/1/21)................    335    387,220
San Jose Evergreen Community College District (GO)
            5.000%, 09/01/21.............................  1,750  2,004,572
San Juan Unified School District (GO)
            3.000%, 08/01/22.............................  1,480  1,594,744
            5.000%, 08/01/22.............................    800    935,424
            3.000%, 08/01/24.............................    610    664,406
            3.000%, 08/01/25.............................  1,475  1,606,894
            3.000%, 08/01/26.............................  2,135  2,328,815
San Lorenzo Unified School District (GO)
            5.000%, 08/01/21.............................    265    301,785

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
                                                          -----      -
CALIFORNIA -- (Continued)
San Ramon Valley Unified School District (GO)
            4.000%, 08/01/21............................. $1,600 $1,765,504
Santa Ana Unified School District (GO) Series A
            5.000%, 08/01/18.............................    275    283,206
Santa Cruz City High School District (GO)
            4.000%, 08/01/22.............................    715    800,428
Santa Monica Community College District (GO) Series A
            5.000%, 08/01/22.............................    225    263,880
Santa Monica Public Financing Authority (RB) Series B
            4.000%, 12/01/19.............................    175    185,782
South San Francisco Unified School District (GO) Series
 G (ETM)
            3.500%, 07/01/18.............................  4,600  4,678,016
Southern California Public Power Authority (RB)
            5.000%, 07/01/18.............................    250    256,698
            5.000%, 07/01/18.............................    150    154,019
            4.000%, 07/01/19.............................    575    603,192
Standard Elementary School District (GO) Series A
            4.000%, 08/01/24.............................    240    276,696
Stockton Unified School District (GO) (AGM)
            5.000%, 07/01/20.............................    150    165,065
Tahoe Forest Hospital District (GO)
            4.000%, 08/01/20.............................    295    316,506
Tustin Unified School District (GO)
(currency)  5.250%, 08/01/31 (Pre-refunded @ $100,
             8/1/21).....................................    415    476,233
Upland Unified School District (GO) Series A
            5.000%, 08/01/21.............................    500    569,015
Vista Unified School District (GO)
            5.000%, 08/01/19.............................    200    213,782
Walnut Creek Elementary School District Contra Costa
 County (GO)
            4.000%, 09/01/25.............................    100    116,396
West Contra Costa Unified School District (GO)
            5.000%, 08/01/21.............................    430    490,200
West Contra Costa Unified School District (GO) (AGM)
            5.000%, 08/01/20.............................    100    110,438
West Contra Costa Unified School District (GO) Series A
            5.000%, 08/01/24.............................  1,095  1,332,188
West Contra Costa Unified School District (GO) Series A-1
            5.000%, 08/01/25.............................    520    639,392

                                                     FACE
                                                    AMOUNT    VALUE+
                                                    ------    ------
                                                    (000)
                                                    -----       -
CALIFORNIA -- (Continued)
     5.000%, 08/01/26..............................    545      679,555
     5.000%, 08/01/27..............................    575      723,580
West Contra Costa Unified School District (GO)
 Series B
     6.000%, 08/01/20..............................  1,475    1,669,597
West Covina Unified School District (GO) (AGM)
     5.000%, 08/01/21..............................    385      436,475
Western Riverside County Regional Wastewater
 Authority (RB) (ASSURED GTY)
     5.000%, 09/01/19..............................    250      267,995
Westside Union School District (GO) Series A
     3.000%, 08/01/21..............................    300      319,725
     4.000%, 08/01/23..............................    700      794,766
Whittier Union High School District (GO) Series C
     2.000%, 08/01/19..............................    645      656,030
Windsor Unified School District (GO)
     4.000%, 08/01/26..............................    105      122,139
Wright Elementary School District (GO) Series A
     3.000%, 08/01/20..............................    165      171,227
Yolo County Washington Unified School District
 (GO)
     4.000%, 08/01/19..............................    450      472,037
Yosemite Union High School District (GO) (AGM)
     4.000%, 08/01/19..............................    395      414,343
Yuba Community College District (GO) Series B
     4.000%, 08/01/21..............................    355      391,309
                                                           ------------
TOTAL MUNICIPAL BONDS..............................         342,670,064
                                                           ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $337,430,234)..............................         $342,670,064
                                                           ============

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                            -----------------------------------------
                            LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                            ------- ------------ ------- ------------
           Municipal Bonds.   --    $342,670,064   --    $342,670,064
                              --    ------------   --    ------------
           TOTAL...........   --    $342,670,064   --    $342,670,064
                              ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                        DFA NY MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
MUNICIPAL BONDS -- (100.0%)
NEW YORK -- (100.0%)
Albany County (GO)
            5.000%, 06/01/21............................. $  370 $  418,710
Albany County (GO) Series B
            4.000%, 11/01/17.............................    500    500,000
Albany Industrial Development Agency (RB) Series A
(currency)  5.750%, 11/15/22.............................
            (Pre-refunded @ $100, 11/15/17)..............  1,510  1,512,612
Albany Industrial Development Agency (RB) Series E
(currency)  5.250%, 11/15/22.............................
            (Pre-Refunded @ $100, 11/15/17)..............    860    861,333
Amherst Central School District (GO) (ST AID WITHHLDG)
            3.000%, 06/15/18.............................    350    354,200
Ardsley Union Free School District (GO) (ST AID WITHHLDG)
            3.000%, 11/01/18.............................    200    203,858
            2.250%, 08/15/23.............................    290    301,844
Arlington Central School District (GO) Series B (ST AID
 WITHHLDG)
            4.000%, 12/15/17.............................    400    401,468
Babylon Union Free School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20.............................    290    294,985
Bethpage Union Free School District (GO) (ST AID
 WITHHLDG)
            4.000%, 02/01/18.............................    275    277,035
Brewster Central School District (GO) (ST AID WITHHLDG)
            2.000%, 10/01/19.............................    100    101,661
City of New York (GO)
            5.000%, 06/01/18.............................  1,100  1,125,069
            4.000%, 08/01/18.............................    500    510,830
            5.000%, 08/01/18.............................     75     77,181
City of New York (GO) Series A
            5.000%, 08/01/18.............................    250    257,270
            5.000%, 08/01/23.............................  1,200  1,413,048
            5.000%, 08/01/24.............................    620    742,022
            5.000%, 08/01/25.............................    220    266,792
City of New York (GO) Series B
            5.000%, 08/01/18.............................    185    190,380
            5.000%, 08/01/18.............................    115    118,344
            5.000%, 08/01/19.............................    115    122,573
            5.000%, 08/01/21.............................  1,000  1,130,170
City of New York (GO) Series E
            5.000%, 08/01/18.............................    195    200,671
            5.000%, 08/01/19.............................  1,050  1,119,142
            5.000%, 08/01/21.............................    625    706,356

                                                   FACE
                                                  AMOUNT  VALUE+
                                                  ------  ------
                                                  (000)
NEW YORK -- (Continued)
City of New York (GO) Series F
    5.000%, 08/01/21.............................   $300 $339,051
City of New York (GO) Series F-1
    5.000%, 06/01/21.............................    300  337,584
City of New York (GO) Series I
    5.000%, 08/01/18.............................    395  406,487
City of New York (GO) Series I-Subseries 1-I
    5.000%, 03/01/22.............................    265  303,505
City of New York (GO) Series J
    5.000%, 08/01/19.............................    150  159,878
City of New York (GO) Series J7
    5.000%, 08/01/20.............................    350  384,930
City of Rochester (BAN) Series 3
    2.500%, 08/02/18.............................    350  353,588
City of Rochester (GO) Series I
    4.000%, 10/15/21.............................    675  745,821
Corning City School District (BAN) (ST AID
 WITHHLDG)
    2.000%, 06/21/18.............................    975  980,460
Corning City School District (GO) (ST AID
 WITHHLDG)
    5.000%, 06/15/19.............................    750  796,440
County of Columbia (GO) Series A (AGM)
    2.000%, 02/01/19.............................    275  278,055
County of Onondaga (GO)
    5.000%, 05/15/19.............................    115  122,013
East Islip Union Free School District (GO) (ST
 AID WITHHLDG)
    4.000%, 07/01/19.............................    240  251,400
Eastport-South Manor Central School District
 (GO) (ST AID WITHHLDG)
    4.000%, 08/01/23.............................    500  567,985
Erie County (RAN)
    2.000%, 06/30/18.............................    200  201,184
Haverstraw-Stony Point Central School District
 (GO) (ST AID WITHHLDG)
    3.000%, 08/15/22.............................    200  213,802
    3.000%, 08/15/23.............................    360  386,298
Herricks Union Free School District (GO) (ST AID
 WITHHLDG)
    4.000%, 06/15/21.............................    150  165,224
Hilton Central School District (GO) (ST AID
 WITHHLDG)
    2.000%, 06/15/21.............................    450  459,175
Lindenhurst Union Free School District (GO) (ST
 AID WITHHLDG)
    2.250%, 09/01/23.............................    195  203,022
Liverpool Central School District (GO) (ST AID
 WITHHLDG)
    4.000%, 06/15/18.............................    150  152,724

DFA NY MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NEW YORK -- (Continued)
Longwood Central School District Suffolk County (GO) (ST
 AID WITHHLDG)
            2.000%, 06/15/21............................. $1,195 $1,223,190
Metropolitan Transportation Authority (RB) Series A
            5.000%, 11/15/21.............................  1,000  1,138,680
Metropolitan Transportation Authority (RB) Series B
(currency)  5.000%, 11/15/20
            (Pre-refunded @ $100, 11/15/17)..............    750    751,117
Metropolitan Transportation Authority (RB) Series C
            4.000%, 11/15/17.............................    730    730,781
Middle Country Central School District (GO) (ST AID
 WITHHLDG)
            2.000%, 08/15/21.............................    500    513,260
Middletown City School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20.............................    500    511,065
            5.000%, 09/15/24.............................    130    157,607
Nassau County Interim Finance Authority (RB) Series A
            5.000%, 11/15/21.............................    505    579,311
New Rochelle City School District (GO) (ST AID WITHHLDG)
            4.000%, 06/01/18.............................    475    483,084
            4.000%, 06/01/20.............................    300    321,360
New York City Transitional Finance Authority Future Tax
 Secured Revenue (RB)
(currency)  5.250%, 11/01/27
            (Pre-refunded @ $100, 11/1/18)...............    485    504,909
New York City Transitional Finance Authority Future Tax
 Secured Revenue (RB) Series F-1
(currency)  5.000%, 05/01/24
            (Pre-refunded @ $100, 5/1/18)................    750    764,992
New York City Transitional Finance Authority Future Tax
 Secured Revenue (RB) Series G (ETM)
            5.000%, 11/01/17.............................    250    250,000
New York City Water & Sewer System (RB) Series AA
(currency)  5.000%, 06/15/20
            (Pre-refunded @ $100, 6/15/18)...............    750    768,375
New York State (GO) Series A
            4.000%, 03/01/18.............................    100    101,020
            5.000%, 03/15/18.............................    550    558,294
New York State (GO) Series C
            5.000%, 04/15/22.............................    600    696,024

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NEW YORK -- (Continued)
New York State Dormitory Authority (RB)
(currency)  6.125%, 12/01/29
            (Pre-refunded @ $100, 12/1/18)............... $1,640 $1,728,265
(currency)  6.000%, 07/01/33
            (Pre-refunded @ $100, 7/1/18)................    500    516,390
(currency)  6.250%, 12/01/37
            (Pre-refunded @ $100, 12/1/18)...............  1,900  2,004,804
New York State Dormitory Authority (RB) (AGM ST
 INTERCEPT)
(currency)  5.250%, 08/15/20
            (Pre-refunded @ $100, 8/15/18)...............    360    371,830
New York State Dormitory Authority (RB) (BHAC-CR)
(currency)  5.000%, 07/01/38
            (Pre-refunded @ $100, 7/1/18)................    345    354,036
New York State Dormitory Authority (RB) Series 2015B-A
            5.000%, 03/15/18.............................    400    405,804
New York State Dormitory Authority (RB) Series A
            5.000%, 02/15/18.............................    525    530,911
            5.000%, 03/15/18.............................    100    101,451
            5.000%, 03/15/18.............................    200    202,902
            5.000%, 03/15/19.............................  1,400  1,473,010
            5.000%, 07/01/20.............................    395    434,231
(currency)  5.000%, 07/01/21
            (Pre-refunded @ $100, 7/1/19)................    455    483,624
            5.000%, 12/15/21.............................    150    171,735
            5.000%, 02/15/22.............................  1,000  1,149,230
            5.000%, 10/01/22.............................    475    555,921
            4.000%, 12/15/22.............................    100    112,117
            5.000%, 12/15/22.............................    500    585,110
            5.000%, 03/15/23.............................    200    235,414
            5.000%, 03/15/23.............................    650    765,095
            5.000%, 02/15/24.............................    455    543,848
(currency)  5.500%, 07/01/25
            (Pre-refunded @ $100, 7/1/20)................    900    999,891
(currency)  5.000%, 02/15/34
            (Pre-refunded @ $100, 2/15/19)...............  1,600  1,678,608
New York State Dormitory Authority (RB) Series A-GROUP A
            5.000%, 03/15/19.............................    270    284,081
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/20.............................  2,075  2,254,218
            5.000%, 02/15/25.............................    550    667,573
(currency)  5.000%, 07/01/38
            (Pre-refunded @ $100, 7/1/18)................    400    410,476
(currency)  5.250%, 07/01/48
            (Pre-refunded @ $100, 7/1/18)................  1,070  1,099,778

DFA NY MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NEW YORK -- (Continued)
New York State Dormitory Authority (RB) Series B
 (ASSURED GTY)
(currency)  5.000%, 07/01/23
            (Pre-refunded @ $100, 7/1/18)................ $  450 $  461,785
New York State Dormitory Authority (RB) Series C
            4.000%, 03/15/18.............................    200    202,168
            5.000%, 03/15/19.............................    150    157,823
            5.000%, 03/15/20.............................    300    326,769
New York State Dormitory Authority (RB) Series C (ST AID
 WITHHLDG)
(currency)  7.250%, 10/01/28
            (Pre-refunded @ $100, 10/1/18)...............    815    860,827
New York State Dormitory Authority (RB) Series D
            3.000%, 02/15/19.............................    175    179,142
            5.000%, 02/15/24.............................    300    358,581
New York State Dormitory Authority (RB) Series E
            5.000%, 03/15/20.............................    850    925,845
            5.000%, 03/15/21.............................  1,000  1,122,630
New York State Environmental Facilities Corp. (RB)
 Series A
            5.000%, 12/15/17.............................    250    251,203
            5.250%, 12/15/18.............................    260    272,207
New York State Thruway Authority (RB) Series A
            5.000%, 03/15/18.............................    475    481,892
            5.000%, 03/15/18.............................    350    355,079
(currency)  5.000%, 03/15/26
            (Pre-refunded @ $100, 9/15/18)...............    435    450,021
New York State Thruway Authority Highway & Bridge Trust
 Fund (RB) Series B
(currency)  5.000%, 04/01/22
            (Pre-Refunded @ $100, 10/1/18)...............    415    429,865
New York State Urban Development Corp. (RB)
            5.000%, 12/15/17.............................     35     35,169
            5.000%, 12/15/17.............................     80     80,386
(currency)  5.000%, 12/15/19
            (Pre-refunded @ $100, 12/15/17)..............    295    296,440
(currency)  5.000%, 12/15/25
            (Pre-refunded @ $100, 12/15/17)..............    130    130,634
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/18.............................    500    507,255
            5.000%, 03/15/19.............................    300    315,645
            5.000%, 03/15/20.............................    560    609,969
            5.000%, 03/15/20.............................    850    925,845
            5.000%, 03/15/21.............................    300    336,789

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
NEW YORK -- (Continued)
            5.000%, 03/15/22............................. $  630 $  725,218
            5.000%, 03/15/25.............................  1,200  1,458,348
New York State Urban Development Corp. (RB) Series A-1
            5.000%, 03/15/21.............................    360    404,147
Niagara County (GO) Series B
            2.000%, 12/15/17.............................    415    415,498
Niagara-Wheatfield Central School District (GO) (ST AID
 WITHHLDG)
            3.000%, 03/15/19.............................    330    337,996
North Shore Central School District (GO) (ST AID
 WITHHLDG)
            2.000%, 12/15/22.............................    285    293,419
            2.000%, 12/15/23.............................    550    564,718
North Tonawanda City School District (GO) (ST AID
 WITHHLDG)
            4.000%, 09/15/21.............................    650    716,787
Oceanside Union Free School District (GO) (ST AID
 WITHHLDG)
            2.500%, 07/01/23.............................    520    546,104
Onondaga Civic Dev. Corp. (RB)
(currency)  5.125%, 07/01/31
            (Pre-refunded @ $100, 7/1/19)................  1,375  1,465,502
Orange County
            3.000%, 08/15/20.............................    665    697,133
            3.000%, 08/15/21.............................    830    881,003
Penfield Central School District (GO) (ASSURED GTY) (ST
 AID WITHHLDG)
            3.750%, 06/15/19.............................    350    364,844
Pittsford Central School District (GO) Series B (ST AID
 WITHHLDG)
            4.000%, 12/15/17.............................    100    100,368
Plainview Old Bethpage Central School District
            4.000%, 12/15/18.............................    320    330,221
Port Authority of New York & New Jersey (RB)
            5.000%, 12/01/17.............................    750    752,445
Port Authority of New York & New Jersey (RB) Series 189
            5.000%, 05/01/23.............................    305    359,186
Port Washington Union Free School District (GO) (ST AID
 WITHHLDG)
            2.000%, 12/01/18.............................    350    353,563
Ramapo Central School District (GO) (ST AID WITHHLDG)
            5.000%, 10/15/21.............................    215    245,373
Riverhead Central School District (GO) (ST AID WITHHLDG)
            3.000%, 03/15/22.............................    120    128,320
            2.000%, 10/15/22.............................    280    288,282
Sachem Central School District (GO) (ST AID WITHHLDG)
            5.000%, 10/15/19.............................    200    214,826

DFA NY MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
NEW YORK -- (Continued)
Schenectady County (GO)
    5.000%, 06/15/25............................. $  140 $  172,210
Sewanhaka Central High School District of Elmont
 (GO) (ST AID WITHHLDG)
    3.000%, 07/15/23.............................    590    635,176
South Orangetown Central School District (GO)
 (ST AID WITHHLDG)
    5.000%, 12/01/17.............................    595    596,952
Spencerport Central School District (GO) (ST AID
 WITHHLDG)
    2.000%, 06/15/21.............................    500    511,975
Taconic Hills Central School District at
 Craryville (GO) (ST AID WITHHLDG)
    5.000%, 06/15/20.............................    100    109,660
    4.000%, 06/15/22.............................    250    277,318
Three Village Central School District
 Brookhaven & Smithtown (GO) (ST AID WITHHLDG)
    2.000%, 08/15/18.............................    380    382,877
Town of Babylon (GO)
    3.000%, 07/01/25.............................    375    406,796
Town of Bedford (GO) Series A
    3.000%, 03/15/21.............................    455    482,118
    3.000%, 03/15/25.............................    330    359,116
Town of Brookhaven (GO)
    4.000%, 11/15/17.............................    100    100,109
Town of Brookhaven (GO) Series A
    3.000%, 02/01/18.............................    180    180,889
    3.000%, 03/15/22.............................    650    695,350
Town of Cheektowaga (GO)
    5.000%, 07/15/23.............................    265    315,347
Town of Clarence (GO)
    2.000%, 08/01/18.............................    325    327,363
    2.250%, 08/01/24.............................    210    216,516
Town of Hempstead (GO) Series A
    4.000%, 04/15/18.............................    350    354,683
Town of Huntington (GO)
    2.000%, 12/01/23.............................    220    226,369
Town of Huntington (GO) Series B
    5.000%, 11/01/20.............................  2,280  2,540,034
Town of LaGrange (GO)
    4.000%, 03/01/18.............................    270    272,662
    4.000%, 03/01/19.............................    280    290,769
    4.000%, 03/01/20.............................    220    235,376
Town of North Hempstead (GO) Series A
    3.000%, 04/01/24.............................    425    460,589
Town of Orangetown (GO) Series A
    2.000%, 02/01/18.............................    180    180,446
Triborough Bridge & Tunnel Authority (RB) Series
 A
    3.000%, 11/15/17.............................     50     50,038
    5.000%, 11/15/18.............................    140    145,802
    5.000%, 11/15/20.............................    165    183,482

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
NEW YORK -- (Continued)
Triborough Bridge & Tunnel Authority (RB) Series
 A-1
    5.000%, 11/15/19.............................   $300 $   323,304
Triborough Bridge & Tunnel Authority (RB) Series
 B
    4.000%, 11/15/17.............................    270     270,302
    5.000%, 11/15/17.............................    525     525,777
    4.000%, 11/15/18.............................    250     257,790
    5.000%, 11/15/18.............................    770     801,909
    5.000%, 11/15/20.............................    300     333,603
    5.000%, 11/15/22.............................    190     222,139
Triborough Bridge & Tunnel Authority (RB) Series
 C
    4.000%, 11/15/18.............................    100     103,116
Tuckahoe Union Free School District (GO) (ST AID
 WITHHLDG)
    5.000%, 07/15/19.............................    145     154,409
    5.000%, 07/15/21.............................    230     261,469
Ulster County (GO)
    2.000%, 11/15/22.............................    240     244,860
Union Free School District Of The Tarrytowns
 (GO) Series A (ST AID WITHHLDG)
    5.000%, 01/15/18.............................    250     252,028
Vestal Central School District (GO) (AGM) (ST
 AID WITHHLDG)
    3.750%, 06/15/19.............................    150     156,362
Village of Hastings-on-Hudson (GO)
    4.000%, 11/01/17.............................    125     125,000
Wantagh Union Free School District (GO) (ST AID
 WITHHLDG)
    2.000%, 11/15/22.............................    250     256,530
Webster Central School District (GO) (ST AID
 WITHHLDG)
    5.000%, 06/15/18.............................    310     317,595
West Irondequoit Central School District (GO)
 (ST AID WITHHLDG)
    4.500%, 06/15/18.............................    125     127,655
West Islip Union Free School District (GO)
 Series A (ST AID WITHHLDG)
    4.000%, 10/01/18.............................    500     513,285
White Plains City School District (GO) Series B
 (ST AID WITHHLDG)
    3.750%, 05/15/18.............................    100     101,466
Wyoming County (GO)
    2.000%, 06/01/18.............................    480     482,630
Yorktown Central School District (GO) (ST AID
 WITHHLDG)
    2.000%, 07/01/21.............................    400     408,684
                                                         -----------
TOTAL MUNICIPAL BONDS............................         89,856,807
                                                         -----------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $89,151,453).............................         $89,856,807
                                                         ===========

DFA NY MUNICIPAL BOND PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                             ---------------------------------------
                             LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                             -------  ----------- ------- -----------
            Municipal Bonds.   --     $89,856,807   --    $89,856,807
                               --     -----------   --    -----------
            TOTAL...........   --     $89,856,807   --    $89,856,807
                               ==     ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                        DFA MN MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
MUNICIPAL BONDS -- (100.0%)
MINNESOTA -- (100.0%)
Bloomington Independent School District No. 271
 (GO) Series A (SD CRED PROG)
    5.000%, 02/01/21............................. $  100 $  111,929
Chaska Independent School District No. 112 (GO)
 Series A (SD CRED PROG)
    5.000%, 02/01/21.............................  1,150  1,286,010
City of Cambridge (GO) Series A
    3.000%, 02/01/23.............................    375    402,101
City of Circle Pines (GO) Series B
    3.000%, 02/01/21.............................    215    226,653
City of Duluth (GO) Series A
    3.000%, 02/01/20.............................    240    249,547
City of East Grand Forks (GO) Series A
    3.000%, 02/01/21.............................    200    209,926
City of Hopkins (GO) Series D
    3.000%, 02/01/22.............................    130    138,657
City of Hutchinson (GO) Series C
    2.000%, 02/01/19.............................    140    141,347
City of Kasson (GO)
    4.000%, 02/01/23.............................    320    357,645
City of Lakeville (GO) Series A
    5.000%, 02/01/19.............................    605    634,294
    5.000%, 02/01/20.............................    470    510,020
City of Lakeville (GO) Series B
    5.000%, 02/01/24.............................    710    851,084
City of Mahtomedi (GO) Series A
    2.000%, 02/01/19.............................    225    227,529
City of Mankato (GO) Series A
    2.000%, 02/01/18.............................    165    165,371
    4.000%, 02/01/18.............................    150    151,076
City of Marshall (GO) Series B
    5.000%, 02/01/21.............................    110    123,010
City of Minneapolis (GO)
    3.000%, 12/01/27.............................  5,000  5,318,300
City of New Ulm (GO)
    2.000%, 12/01/18.............................    220    222,191
    2.000%, 12/01/19.............................    325    330,190
City of Red Wing (GO) Series A
    4.000%, 02/01/26.............................    700    803,642
City of Richfield (GO) Series A
    3.000%, 02/01/24.............................    255    275,193
City of Rochester (GO) Series A
    5.000%, 02/01/20.............................  1,000  1,085,620
City of Savage (GO) Series A
    3.000%, 02/01/22.............................    325    342,082
City of State Cloud (GO) Series A
    3.000%, 02/01/24.............................    450    481,347
City of State Francis (GO) Series A
    3.000%, 02/01/19.............................    275    280,968
    3.000%, 02/01/20.............................    285    296,337

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
MINNESOTA -- (Continued)
City of State Paul (GO) Series B
    5.000%, 11/01/20............................. $  835 $  927,877
City of State Paul Sewer Revenue (RB) Series
 C-GREEN BONDS
    3.000%, 12/01/19.............................    250    259,585
City of Waconia (GO) Series A
    3.000%, 02/01/23.............................    450    480,879
    3.000%, 02/01/26.............................    820    880,106
City of Waite Park (GO) Series A
    3.000%, 12/01/18.............................    200    204,134
City of West State Paul (GO) Series A
    3.000%, 02/01/23.............................    230    246,622
City of Woodbury (GO) Series A
    2.000%, 02/01/20.............................    135    137,477
    2.000%, 02/01/22.............................    145    148,513
Cloquet Independent School District No. 94 (GO)
 Series A (SD CRED PROG)
    5.000%, 04/01/22.............................    910  1,045,526
County of Itasca (GO) Series A
    5.000%, 02/01/24.............................    545    646,888
County of Olmsted (GO) Series A
    4.000%, 02/01/27.............................    445    504,755
County of Sherburne (GO) Series A
    3.000%, 02/01/24.............................  1,360  1,461,837
County of Swift (GO) Series A
    3.000%, 02/01/23.............................    215    230,538
Dakota County Community Development Agency (RB)
 Series B (CNTY GTD)
    5.000%, 01/01/23.............................  1,180  1,385,745
Eden Prairie Independent School District No. 272
 (GO) Series C (SD CRED PROG)
    5.000%, 02/01/20.............................  1,105  1,198,317
Fosston Independent School District No. 601 (GO)
 (SD CRED PROG)
    4.000%, 02/01/25.............................    550    627,841
Hastings Independent School District No. 200
 (GO) Series A (SD CRED PROG)
    5.000%, 02/01/21.............................    740    826,018
Hennepin County (GO) Series A
    5.000%, 12/01/20.............................    400    445,700
    5.000%, 12/01/22.............................  2,125  2,490,904
Hennepin County (GO) Series B
    5.000%, 12/01/21.............................  2,000  2,290,560
Itasca County (GO) Series A
    5.000%, 02/01/23.............................    865  1,006,748
Mahtomedi Independent School District No. 832
 (GO) Series A (SD CRED PROG)
    5.000%, 02/01/21.............................    175    195,757

DFA MN MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT   VALUE+
                                                          ------   ------
                                                          (000)
MINNESOTA -- (Continued)
Metropolitan Council (GO) Series C
            5.000%, 03/01/26............................. $1,550 $1,922,604
Milaca Independent School District No. 912 (GO) Series A
 (SD CRED PROG)
            4.000%, 02/01/24.............................    830    936,373
Milaca Independent School District No. 912 (GO) Series A
 (SD CRED PROG)
            4.000%, 02/01/23.............................    825    919,850
Minneapolis Special School District No. 1 (GO) (SD CRED
 PROG)
            5.000%, 02/01/24.............................  1,200  1,436,880
Minnesota State (GO) Series B
            5.000%, 08/01/18.............................    500    514,730
            5.000%, 08/01/19.............................  1,500  1,599,585
Minnesota State (GO) Series D
            5.000%, 08/01/19.............................     50     53,320
            5.000%, 08/01/20.............................  2,000  2,203,600
            5.000%, 08/01/22.............................  1,820  2,113,511
Minnesota State (GO) Series E
            5.000%, 08/01/18.............................    150    154,419
Minnesota State (GO) Series F
            4.000%, 08/01/18.............................    100    102,204
            5.000%, 10/01/18.............................  3,985  4,128,141
Minnesota State 911 Services Revenue (RB)
(currency)  5.000%, 06/01/20
            (Pre-refunded @ $100, 6/1/19)................  2,100  2,226,588
Minnesota State Colleges & Universities (RB) Series A
            4.000%, 10/01/19.............................    100    105,359
Moorhead Independent School District No. 152 (GO) Series
 A (SD CRED PROG)
            4.000%, 02/01/24.............................    600    680,310
Morris Area Schools Independent School District No. 2769
 (GO) Series A (SD CRED PROG)
            4.000%, 02/01/23.............................  1,490  1,669,262
            4.000%, 02/01/24.............................    300    340,344
New London-Spicer Independent School District No. 345
 (GO) Series A (SD CRED PROG)
            3.000%, 02/01/23.............................    150    159,747
North Branch Independent School District No. 138 (GO)
 Series A (SD CRED PROG)
            5.000%, 02/01/20.............................    300    324,639
North St Paul-Maplewood-Oakdale Independent School
 District No. 622 (GO) Series A (SD CRED PROG)
            3.000%, 02/01/24.............................    255    274,566

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
MINNESOTA -- (Continued)
North St Paul-Maplewood-Oakdale Independent
 School District No. 622 (GO) Series A (SD CRED
 PROG)
    5.000%, 02/01/22.............................   $255 $   292,493
Northfield Independent School District No. 659
 (GO) Series A (SD CRED PROG)
    4.000%, 02/01/21.............................    500     518,730
Olmsted County (GO) Series A
    5.000%, 02/01/24.............................    675     808,690
Pine City Independent School District No. 578
 (GO) Series A (SD CRED PROG)
    2.000%, 02/01/21.............................    300     307,038
Rice County (GO)
    3.000%, 02/01/20.............................    220     229,101
Robbinsdale Independent School District No. 281
 (GO) Series B (SD CRED PROG)
    5.000%, 02/01/18.............................    560     565,421
Rochester Independent School District No. 535
 (GO) Series B (SD CRED PROG)
    5.000%, 02/01/20.............................    205     222,074
    5.000%, 02/01/22.............................    210     240,876
Rockford Independent School District No. 883
 (GO) Series A (SD CRED PROG)
    5.000%, 02/01/19.............................    200     209,582
Shakopee Independent School District No. 720
 (GO) Series A (SD CRED PROG)
    5.000%, 02/01/18.............................    220     222,174
State Michael-Albertville Independent School
 District No. 885 (GO) Series A (SD CRED PROG)
    4.000%, 02/01/19.............................    150     155,315
University of Minnesota (RB) Series B
    2.000%, 12/01/17.............................    300     300,249
Waconia Independent School District No. 110 (GO)
 Series A (SD CRED PROG)
    3.250%, 02/01/18.............................    175     175,977
Washington County (GO) Series A
    5.000%, 02/01/19.............................    150     157,281
Westonka Independent School District No. 277
 (GO) Series A (SD CRED PROG)
    2.000%, 02/01/20.............................    500     509,060
White Bear Lake Independent School District
 No. 624 (GO) Series A (SD CRED PROG)
    3.000%, 02/01/23.............................    350     370,185
                                                         -----------
TOTAL MUNICIPAL BONDS............................         60,014,674
                                                         -----------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $60,313,912)...........................        $60,014,674
                                                         ===========

DFA MN MUNICIPAL BOND PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                             ---------------------------------------
                             LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                             -------  ----------- ------- -----------
            Municipal Bonds.    --    $60,014,674   --    $60,014,674
                               ---    -----------   --    -----------
            TOTAL...........    --... $60,014,674   --    $60,014,674
                               ===    ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                   DFA
                                                                              DFA TWO-YEAR     SELECTIVELY    DFA FIVE-YEAR
                                                              DFA ONE-YEAR    GLOBAL FIXED    HEDGED GLOBAL   GLOBAL FIXED
                                                              FIXED INCOME       INCOME       FIXED INCOME       INCOME
                                                               PORTFOLIO*      PORTFOLIO*       PORTFOLIO       PORTFOLIO
                                                             --------------  --------------  --------------  --------------
ASSETS:
Investments at Value (including $98,962, $26,470, $0 and
 $75,672 of securities on loan, respectively)............... $    7,385,658  $    5,140,607  $    1,116,724  $   13,832,976
Temporary Cash Investments at Value & Cost..................         66,294              --               1              --
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $100,568, $27,031, $0 and
 $77,383)...................................................        100,564          27,030              --          77,381
Foreign Currencies at Value.................................             --              25               1              43
Cash........................................................             --          29,178          12,623         128,892
Receivables:
  Investment Securities Sold................................         17,650          31,527           6,806          54,172
  Dividends, Interest and Tax Reclaims......................         27,275          26,723           7,101          75,924
  Securities Lending Income.................................             20               6              --              16
  Fund Shares Sold..........................................         20,681           5,673             497          11,805
Unrealized Gain on Forward Currency Contracts...............             --          27,463           4,509          76,421
Unrealized Gain on Foreign Currency Contracts...............             --              --              --              29
Prepaid Expenses and Other Assets...........................             72              52              11             131
                                                             --------------  --------------  --------------  --------------
     Total Assets...........................................      7,618,214       5,288,284       1,148,273      14,257,790
                                                             --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................        100,568          27,017              --          77,384
  Investment Securities Purchased...........................         48,861          55,800           3,066          84,424
  Fund Shares Redeemed......................................          8,985           1,832             155           4,846
  Due to Advisor............................................            943             659             145           2,967
Unrealized Loss on Forward Currency Contracts...............             --             714           7,086           1,821
Unrealized Loss on Foreign Currency Contracts...............             --              --               1              82
Accrued Expenses and Other Liabilities......................            846             612              95           1,150
                                                             --------------  --------------  --------------  --------------
     Total Liabilities......................................        160,203          86,634          10,548         172,674
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    7,458,011  $    5,201,650  $    1,137,725  $   14,085,116
                                                             ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
 $7,458,011; $5,201,650; $1,137,725 and $14,085,116
 and shares outstanding of 724,780,649; 520,898,162;
 117,767,294 and 1,276,665,910, respectively................ $        10.29  $         9.99  $         9.66  $        11.03
                                                             ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  4,000,000,000   4,000,000,000   1,000,000,000   6,600,000,000
                                                             ==============  ==============  ==============  ==============
Investments at Cost......................................... $    7,396,145  $    5,157,393  $    1,117,228  $   13,857,494
                                                             ==============  ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           --  $           25  $            1  $           46
                                                             ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    7,471,688  $    5,190,688  $    1,200,397  $   13,985,678
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................             (9)          8,617          12,958          40,474
Accumulated Net Realized Gain (Loss)........................         (3,177)         (7,428)        (72,530)          9,184
Net Unrealized Foreign Exchange Gain (Loss).................             --          26,560          (2,596)         74,303
Net Unrealized Appreciation (Depreciation)..................        (10,491)        (16,787)           (504)        (24,523)
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    7,458,011  $    5,201,650  $    1,137,725  $   14,085,116
                                                             ==============  ==============  ==============  ==============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                        DFA WORLD EX                        DFA
                                                            U.S.         DFA SHORT-     INTERMEDIATE    DFA SHORT-
                                                         GOVERNMENT         TERM         GOVERNMENT    TERM EXTENDED
                                                        FIXED INCOME     GOVERNMENT     FIXED INCOME      QUALITY
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO*
                                                       --------------  --------------  --------------  --------------
ASSETS:
Investments at Value (including $0, $0, $0 and
 $20,729 of securities on loan, respectively)......... $      906,275  $    2,203,774  $    4,569,184  $    5,509,040
Temporary Cash Investments at Value & Cost............             --           6,262          15,501              --
Collateral from Securities on Loan Invested in
 Affiliate at Value (including cost of $0, $0, $0 and
 $21,241).............................................             --              --              --          21,242
Foreign Currencies at Value...........................          2,308              --              --              --
Cash..................................................         11,606              --              --          47,186
Receivables:
  Dividends, Interest and Tax Reclaims................          8,626          12,009          43,638          35,916
  Securities Lending Income...........................             --              --              --               6
  Fund Shares Sold....................................          2,506           1,980           3,962           4,632
Unrealized Gain on Forward Currency Contracts.........         11,275              --              --           9,192
Unrealized Gain on Foreign Currency Contracts.........              1              --              --               8
Prepaid Expenses and Other Assets.....................             23              24              28              58
                                                       --------------  --------------  --------------  --------------
     Total Assets.....................................        942,620       2,224,049       4,632,313       5,627,280
                                                       --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned....................             --              --              --          21,226
  Investment Securities Purchased.....................          7,383              --              --          42,546
  Fund Shares Redeemed................................            395           1,669           1,595           2,383
  Due to Advisor......................................            132             323             390             865
Unrealized Loss on Forward Currency Contracts.........            998              --              --              26
Unrealized Loss on Foreign Currency Contracts.........              2              --              --              12
Accrued Expenses and Other Liabilities................             70             216             487             458
                                                       --------------  --------------  --------------  --------------
     Total Liabilities................................          8,980           2,208           2,472          67,516
                                                       --------------  --------------  --------------  --------------
NET ASSETS............................................ $      933,640  $    2,221,841  $    4,629,841  $    5,559,764
                                                       ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
 $933,640; $2,221,841; $4,629,841 and $5,559,764
 and shares outstanding of 91,383,104;
 209,745,833; 371,916,233 and 512,501,453,
 respectively......................................... $        10.22  $        10.59  $        12.45  $        10.85
                                                       ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED...........................  1,000,000,000   1,500,000,000   1,700,000,000   3,000,000,000
                                                       ==============  ==============  ==============  ==============
Investments at Cost................................... $      879,935  $    2,220,806  $    4,581,073  $    5,507,873
                                                       ==============  ==============  ==============  ==============
Foreign Currencies at Cost............................ $        2,300  $           --  $           --  $           --
                                                       ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital....................................... $      907,227  $    2,236,643  $    4,627,749  $    5,539,966
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income)..................         (9,949)          2,558           9,264           5,437
Accumulated Net Realized Gain (Loss)..................           (364)           (328)          4,717           4,055
Net Unrealized Foreign Exchange Gain (Loss)...........         10,378              --              --           9,138
Net Unrealized Appreciation (Depreciation)............         26,348         (17,032)        (11,889)          1,168
                                                       --------------  --------------  --------------  --------------
NET ASSETS............................................ $      933,640  $    2,221,841  $    4,629,841  $    5,559,764
                                                       ==============  ==============  ==============  ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                  DFA
                                                             INTERMEDIATE-                                       DFA
                                                             TERM EXTENDED   DFA TARGETED        DFA         DIVERSIFIED
                                                                QUALITY         CREDIT        INVESTMENT     FIXED INCOME
                                                              PORTFOLIO*      PORTFOLIO*   GRADE PORTFOLIO*   PORTFOLIO
                                                             -------------- -------------- ---------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --             --              --  $      422,358
Investments at Value (including $54,208, $7,182, $312,969
 and $0 of securities on loan, respectively)................ $    1,783,851 $      506,332  $    8,092,219         105,168
Temporary Cash Investments at Value & Cost..................             --             --              --           3,871
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $55,480, $7,336, $319,679 and
 $0)........................................................         55,477          7,336         319,672              --
Foreign Currencies at Value.................................             --             24              --              --
Cash........................................................          5,756          2,535          40,139              --
Receivables:
  Investment Securities Sold................................             --             --           1,153              --
  Dividends, Interest and Tax Reclaims......................         16,250          4,480          73,395             240
  Securities Lending Income.................................             20              6              89              --
  Fund Shares Sold..........................................          3,123            506           6,887           1,590
  From Advisor..............................................             --             --              --              21
Unrealized Gain on Forward Currency Contracts...............             --            866           2,226              --
Prepaid Expenses and Other Assets...........................             26             12             129              37
                                                             -------------- --------------  --------------  --------------
     Total Assets...........................................      1,864,503        522,097       8,535,909         533,285
                                                             -------------- --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................         55,482          7,336         319,667              --
  Investment Securities Purchased...........................          1,913             --          26,426           2,800
  Fund Shares Redeemed......................................          1,793             45           2,638             409
  Due to Advisor............................................            274             61           1,230              --
Unrealized Loss on Forward Currency Contracts...............             --             10              --              --
Accrued Expenses and Other Liabilities......................            150             57             658              60
                                                             -------------- --------------  --------------  --------------
     Total Liabilities......................................         59,612          7,509         350,619           3,269
                                                             -------------- --------------  --------------  --------------
NET ASSETS.................................................. $    1,804,891 $      514,588  $    8,185,290  $      530,016
                                                             ============== ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
 $1,804,891; $514,588; $8,185,290 and $530,016 and shares
 outstanding of 166,397,871; 51,169,028; 750,840,733 and
 54,295,574, respectively................................... $        10.85 $        10.06  $        10.90  $         9.76
                                                             ============== ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  2,000,000,000  1,000,000,000   2,000,000,000   1,000,000,000
                                                             ============== ==============  ==============  ==============
Investments in Affiliated Investment Companies at Cost...... $           -- $           --  $           --  $      424,465
                                                             -------------- --------------  --------------  --------------
Investments at Cost......................................... $    1,771,682 $      505,789  $    8,059,346  $      105,486
                                                             ============== ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           -- $           25  $           --  $           --
                                                             ============== ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,786,642 $      511,591  $    8,127,754  $      532,091
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................            449            699          25,208             253
Accumulated Net Realized Gain (Loss)........................          5,634            907          (2,751)             97
Net Unrealized Foreign Exchange Gain (Loss).................             --            849           2,213              --
Net Unrealized Appreciation (Depreciation)..................         12,166            542          32,866          (2,425)
                                                             -------------- --------------  --------------  --------------
NET ASSETS.................................................. $    1,804,891 $      514,588  $    8,185,290  $      530,016
                                                             ============== ==============  ==============  ==============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             DFA INFLATION-    DFA SHORT-
                                                                               PROTECTED      DURATION REAL   DFA MUNICIPAL
                                                                DFA LTIP       SECURITIES        RETURN        REAL RETURN
                                                                PORTFOLIO      PORTFOLIO       PORTFOLIO*       PORTFOLIO
                                                             --------------  --------------  --------------  --------------
ASSETS:
Investments at Value (including $0, $0, $28,284 and $0 of
 securities on loan, respectively).......................... $      123,449  $    4,333,118  $    1,109,690  $      706,273
Temporary Cash Investments at Value & Cost..................             --          15,716              --              --
Collateral from Securities on Loan Invested in Affiliate at
 Value (including cost of $0, $0, $28,873 and $0)...........             --              --          28,874              --
Foreign Currencies at Value.................................             --              --               4              --
Segregated Cash for Swap Contracts..........................             --              --           2,300           4,168
Cash........................................................            447              --           7,700           8,683
Receivables:
  Investment Securities Sold................................             --              --             506              --
  Dividends, Interest and Tax Reclaims......................            239           9,692           7,365           7,474
  Securities Lending Income.................................             --              --              11              --
  Fund Shares Sold..........................................            476           5,157             463             282
Unrealized Gain on Swap Contracts...........................             --              --           7,623           9,319
Unrealized Gain on Forward Currency Contracts...............             --              --           3,717              --
Prepaid Expenses and Other Assets...........................              6              57              32              25
                                                             --------------  --------------  --------------  --------------
     Total Assets...........................................        124,617       4,363,740       1,168,285         736,224
                                                             --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................             --              --          28,866              --
  Investment Securities Purchased...........................             --              --           2,305           7,930
  Fund Shares Redeemed......................................             --           3,675             554           5,572
  Due to Advisor............................................             12             364             178             121
  Due to Broker.............................................             --              --              --              24
  Segregated Cash for Swap Contracts........................             --              --           2,300           4,168
Unrealized Loss on Swap Contracts...........................             --              --           3,445           1,500
Unrealized Loss on Forward Currency Contracts...............             --              --              99              --
Accrued Expenses and Other Liabilities......................             14             400             120              88
                                                             --------------  --------------  --------------  --------------
     Total Liabilities......................................             26           4,439          37,867          19,403
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $      124,591  $    4,359,301  $    1,130,418  $      716,821
                                                             ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
 $124,591; $4,359,301; $1,130,418 and $716,821 and
 shares outstanding of 13,382,238; 369,689,177;
 112,761,818 and 72,129,026, respectively................... $         9.31  $        11.79  $        10.02  $         9.94
                                                             ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000   1,500,000,000   1,500,000,000   1,000,000,000
                                                             ==============  ==============  ==============  ==============
Investments at Cost......................................... $      121,395  $    4,277,939  $    1,110,069  $      703,209
                                                             ==============  ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           --  $           --  $            4  $           --
                                                             ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      122,591  $    4,294,668  $    1,126,884  $      708,445
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................            358          11,411          12,481             158
Accumulated Net Realized Gain (Loss)........................           (412)         (1,957)        (16,357)         (2,665)
Net Unrealized Foreign Exchange Gain (Loss).................             --              --           3,610              --
Net Unrealized Appreciation (Depreciation)..................          2,054          55,179           3,800          10,883
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $      124,591  $    4,359,301  $    1,130,418  $      716,821
                                                             ==============  ==============  ==============  ==============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                           DFA
                                                                        DFA SHORT-    INTERMEDIATE-   DFA CALIFORNIA
                                                                           TERM            TERM         SHORT-TERM
                                                      DFA MUNICIPAL     MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                      BOND PORTFOLIO  BOND PORTFOLIO  BOND PORTFOLIO  BOND PORTFOLIO
                                                      --------------  --------------  --------------  --------------
ASSETS:
Investments at Value................................. $      344,726  $    2,491,373  $    1,642,383  $    1,014,506
Cash.................................................          2,636           8,834          12,262           4,213
Receivables:
  Dividends, Interest and Tax Reclaims...............          4,290          31,278          18,513          12,863
  Fund Shares Sold...................................          1,560           1,491           2,128             309
Prepaid Expenses and Other Assets....................             14              85              41              10
                                                      --------------  --------------  --------------  --------------
     Total Assets....................................        353,226       2,533,061       1,675,327       1,031,901
                                                      --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
  Investment Securities Purchased....................            884              --           6,266              --
  Fund Shares Redeemed...............................            320             449           1,016             102
  Due to Advisor.....................................             48             428             259             175
Accrued Expenses and Other Liabilities...............             36             243             138              85
                                                      --------------  --------------  --------------  --------------
     Total Liabilities...............................          1,288           1,120           7,679             362
                                                      --------------  --------------  --------------  --------------
NET ASSETS........................................... $      351,938  $    2,531,941  $    1,667,648  $    1,031,539
                                                      ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
 $351,938; $2,531,941; $1,667,648 and $1,031,539
 and shares outstanding of 34,560,665;
 248,619,533; 163,606,156 and 100,050,441,
 respectively........................................ $        10.18  $        10.18  $        10.19  $        10.31
                                                      ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED..........................  1,000,000,000   1,500,000,000   1,500,000,000   1,000,000,000
                                                      ==============  ==============  ==============  ==============
Investments at Cost.................................. $      343,066  $    2,484,988  $    1,623,528  $    1,010,108
                                                      ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $      350,239  $    2,525,326  $    1,648,518  $    1,027,052
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income).................             66             335             380             112
Accumulated Net Realized Gain (Loss).................            (27)           (105)           (105)            (23)
Net Unrealized Appreciation (Depreciation)...........          1,660           6,385          18,855           4,398
                                                      --------------  --------------  --------------  --------------
NET ASSETS........................................... $      351,938  $    2,531,941  $    1,667,648  $    1,031,539
                                                      ==============  ==============  ==============  ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                        DFA CALIFORNIA
                                                                        INTERMEDIATE-
                                                                             TERM           DFA NY          DFA MN
                                                                          MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                                        BOND PORTFOLIO  BOND PORTFOLIO  BOND PORTFOLIO
                                                                        --------------  --------------  --------------
ASSETS:
Investments at Value................................................... $      342,670  $       89,857   $     60,015
Cash...................................................................            139             303            363
Receivables:
  Dividends, Interest and Tax Reclaims.................................          4,253           1,063            653
  Fund Shares Sold.....................................................            333              47            184
  From Advisor.........................................................             --              --              7
Deferred Offering Costs................................................             --              --             47
Prepaid Expenses and Other Assets......................................             14               7              2
                                                                        --------------  --------------   ------------
     Total Assets......................................................        347,409          91,277         61,271
                                                                        --------------  --------------   ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................             24              48             --
  Due to Advisor.......................................................             53              14             --
Accrued Expenses and Other Liabilities.................................             30              11             12
                                                                        --------------  --------------   ------------
     Total Liabilities.................................................            107              73             12
                                                                        --------------  --------------   ------------
NET ASSETS............................................................. $      347,302  $       91,204   $     61,259
                                                                        ==============  ==============   ============
Institutional Class Shares -- based on net assets of $347,302; $91,204 and $61,259 and shares outstanding of 32,832,491; 8,906,359 and
 6,154,927, respectively............................................... $        10.58  $        10.24   $       9.95
                                                                        ==============  ==============   ============
NUMBER OF SHARES AUTHORIZED............................................  1,000,000,000   1,000,000,000    500,000,000
                                                                        ==============  ==============   ============
Investments at Cost.................................................... $      337,430  $       89,151   $     60,314
                                                                        ==============  ==============   ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................ $      341,993  $       90,486   $     61,553
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)....................................................             78              14              5
Accumulated Net Realized Gain (Loss)...................................             (9)             (2)            --
Net Unrealized Appreciation (Depreciation).............................          5,240             706           (299)
                                                                        --------------  --------------   ------------
NET ASSETS............................................................. $      347,302  $       91,204   $     61,259
                                                                        ==============  ==============   ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                       DFA
                                                                                   SELECTIVELY
                                                            DFA ONE-    DFA TWO-      HEDGED     DFA FIVE-
                                                           YEAR FIXED YEAR GLOBAL  GLOBAL FIXED YEAR GLOBAL
                                                             INCOME   FIXED INCOME    INCOME    FIXED INCOME
                                                           PORTFOLIO#  PORTFOLIO#   PORTFOLIO#   PORTFOLIO#
                                                           ---------- ------------ ------------ ------------
INVESTMENT INCOME
  Dividends...............................................  $    447          --          --            --
  Interest................................................    89,607    $ 68,434     $20,651     $ 253,139
  Income from Securities Lending..........................       222         147          57           395
                                                            --------    --------     -------     ---------
     Total Investment Income..............................    90,276      68,581      20,708       253,534
                                                            --------    --------     -------     ---------
EXPENSES
  Investment Management Fees..............................    10,799       7,458       1,603        32,880
  Accounting & Transfer Agent Fees........................       432         375          73         1,108
  Custodian Fees..........................................       150         171           7           326
  Filing Fees.............................................       263         181          57           465
  Shareholders' Reports...................................       171         126          23           414
  Directors'/Trustees' Fees & Expenses....................        72          50          11           130
  Professional Fees.......................................       118          83          19           221
  Other...................................................       165         123          25           334
                                                            --------    --------     -------     ---------
     Total Expenses.......................................    12,170       8,567       1,818        35,878
                                                            --------    --------     -------     ---------
  Fees Paid Indirectly (Note C)...........................        --        (174)        (24)         (346)
                                                            --------    --------     -------     ---------
  Net Expenses............................................    12,170       8,393       1,794        35,532
                                                            --------    --------     -------     ---------
  NET INVESTMENT INCOME (LOSS)............................    78,106      60,188      18,914       218,002
                                                            --------    --------     -------     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**..........................    (3,170)     (9,125)      1,096         9,356
    Affiliated Investment Companies Shares Sold...........        (5)         10          --           (14)
    Foreign Currency Transactions.........................        --          (6)         32          (118)
    Forward Currency Contracts............................        --     (15,260)     (1,675)      (29,234)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency............   (11,738)    (12,838)     (6,683)     (135,610)
    Affiliated Investment Companies Shares................       (10)        (11)         --           (11)
    Translation of Foreign Currency Denominated Amounts...        --        (181)        (19)         (286)
    Forward Currency Contracts............................        --      25,152        (893)       73,100
                                                            --------    --------     -------     ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS).................   (14,923)    (12,259)     (8,142)      (82,817)
                                                            --------    --------     -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $ 63,183    $ 47,929     $10,772     $ 135,185
                                                            ========    ========     =======     =========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                            DFA WORLD EX                DFA      DFA SHORT-
                                                                U.S.     DFA SHORT- INTERMEDIATE    TERM
                                                             GOVERNMENT     TERM     GOVERNMENT   EXTENDED
                                                            FIXED INCOME GOVERNMENT FIXED INCOME  QUALITY
                                                             PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO#
                                                            ------------ ---------- ------------ ----------
INVESTMENT INCOME
  Dividends................................................         --    $     39          --          --
  Interest.................................................   $ 10,434      29,308   $  91,495    $106,383
  Income from Securities Lending...........................         --          --          --         252
                                                              --------    --------   ---------    --------
     Total Investment Income...............................     10,434      29,347      91,495     106,635
                                                              --------    --------   ---------    --------
EXPENSES
  Investment Management Fees...............................      1,522       3,671       4,193      10,326
  Accounting & Transfer Agent Fees.........................         58         164         462         448
  Custodian Fees...........................................         37          22          42         107
  Filing Fees..............................................         72          86         184         290
  Shareholders' Reports....................................         23          60         134         167
  Directors'/Trustees' Fees & Expenses.....................          8          22          41          51
  Professional Fees........................................         15          35          66          88
  Other....................................................         27          53         102         126
                                                              --------    --------   ---------    --------
     Total Expenses........................................      1,762       4,113       5,224      11,603
                                                              --------    --------   ---------    --------
  Fees (Waived), (Expenses Reimbursed), and/or Previously
   Waived Fees Recovered by Advisor (Note C)...............        (69)         --          --        (245)
  Fees Paid Indirectly (Note C)............................        (66)         --          --         (76)
                                                              --------    --------   ---------    --------
  Net Expenses.............................................      1,627       4,113       5,224      11,282
                                                              --------    --------   ---------    --------
  NET INVESTMENT INCOME (LOSS).............................      8,807      25,234      86,271      95,353
                                                              --------    --------   ---------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**...........................     (7,868)       (293)      5,070       4,711
    Affiliated Investment Companies Shares Sold............         --          --          --          13
    Foreign Currency Transactions..........................         88          --          --         (12)
    Forward Currency Contracts.............................    (35,520)         --          --      (5,021)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.............     41,145     (26,421)   (118,697)    (38,269)
    Affiliated Investment Companies Shares.................         --          --          --         (12)
    Translation of Foreign Currency Denominated Amounts....        371          --          --         (28)
    Forward Currency Contracts.............................      5,671          --          --       9,166
                                                              --------    --------   ---------    --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..................      3,887     (26,714)   (113,627)    (29,452)
                                                              --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................   $ 12,694    $ (1,480)  $ (27,356)   $ 65,901
                                                              ========    ========   =========    ========

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                    DFA
                                                               INTERMEDIATE-
                                                                   TERM                      DFA         DFA
                                                                 EXTENDED    DFA TARGETED INVESTMENT DIVERSIFIED
                                                                  QUALITY       CREDIT      GRADE    FIXED INCOME
                                                                PORTFOLIO#    PORTFOLIO#  PORTFOLIO#  PORTFOLIO
                                                               ------------- ------------ ---------- ------------
INVESTMENT INCOME
  Income Distributions Received from Affiliated Investment
   Companies..................................................         --           --           --    $ 4,281
                                                                 --------      -------     --------    -------
     Total Net Investment Income Received from Affiliated
      Investment Companies....................................         --           --           --      4,281
                                                                 --------      -------     --------    -------
FUND INVESTMENT INCOME
  Interest....................................................   $ 50,327      $10,715     $180,268      1,235
  Income from Securities Lending..............................        310           71        1,405         --
                                                                 --------      -------     --------    -------
     Total Investment Income..................................     50,637       10,786      181,673      1,235
                                                                 --------      -------     --------    -------
EXPENSES
  Investment Management Fees..................................      3,114          837       14,308        414
  Accounting & Transfer Agent Fees............................        110           48          490         11
  Custodian Fees..............................................         22            7          103          2
  Filing Fees.................................................        104           56          531        112
  Shareholders' Reports.......................................         32           17          202         11
  Directors'/Trustees' Fees & Expenses........................         15            4           68          3
  Professional Fees...........................................         28           15          114          2
  Organizational & Offering Costs.............................         --           --           --         49
  Other.......................................................         40           12          172          3
                                                                 --------      -------     --------    -------
     Total Expenses...........................................      3,465          996       15,988        607
                                                                 --------      -------     --------    -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously
   Waived Fees Recovered by Advisor (Note C)..................        (38)        (115)        (250)      (478)
  Fees Paid Indirectly (Note C)...............................         --           (2)          --         --
                                                                 --------      -------     --------    -------
  Net Expenses................................................      3,427          879       15,738        129
                                                                 --------      -------     --------    -------
  NET INVESTMENT INCOME (LOSS)................................     47,210        9,907      165,935      5,387
                                                                 --------      -------     --------    -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Investment
   Securities.................................................         --           --           --        215
  Net Realized Gain (Loss) on:
    Investment Securities Sold**..............................      5,720          793        4,461        (50)
    Affiliated Investment Companies Shares Sold...............         (2)          --            4         --
    Foreign Currency Transactions.............................         --           (7)          12         --
    Forward Currency Contracts................................         --         (137)      (4,776)        --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities**...................................    (17,528)      (1,972)     (83,455)      (351)
    Affiliated Investment Companies Shares....................         (8)          (1)         (43)    (1,586)
    Translation of Foreign Currency Denominated Amounts.......         --            3          (13)        --
    Forward Currency Contracts................................         --          844        2,226         --
                                                                 --------      -------     --------    -------
  NET REALIZED AND UNREALIZED GAIN (LOSS).....................    (11,818)        (477)     (81,584)    (1,772)
                                                                 --------      -------     --------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...................................................   $ 35,392      $ 9,430     $ 84,351    $ 3,615
                                                                 ========      =======     ========    =======

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                DFA
                                                                             INFLATION-  DFA SHORT-       DFA
                                                                             PROTECTED  DURATION REAL  MUNICIPAL
                                                                   DFA LTIP  SECURITIES    RETURN     REAL RETURN
                                                                   PORTFOLIO PORTFOLIO   PORTFOLIO#    PORTFOLIO
                                                                   --------- ---------- ------------- -----------
INVESTMENT INCOME
  Dividends.......................................................       --   $     88          --           --
  Interest........................................................  $ 2,755     89,256     $19,783      $ 9,923
  Income from Securities Lending..................................       --         --         244           --
                                                                    -------   --------     -------      -------
     Total Investment Income......................................    2,755     89,344      20,027        9,923
                                                                    -------   --------     -------      -------
EXPENSES
  Investment Management Fees......................................       95      3,954       2,041        1,265
  Accounting & Transfer Agent Fees................................        8        254          83           40
  Custodian Fees..................................................        2         40          42           47
  Filing Fees.....................................................       25        194          71           62
  Shareholders' Reports...........................................        2        112          56           11
  Directors'/Trustees' Fees & Expenses............................        1         39          10            6
  Professional Fees...............................................        1         63          24           13
  Other...........................................................        4         97          27           44
                                                                    -------   --------     -------      -------
     Total Expenses...............................................      138      4,753       2,354        1,488
                                                                    -------   --------     -------      -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C).............................        5         --          96           --
  Fees Paid Indirectly (Note C)...................................       --         --          --          (22)
                                                                    -------   --------     -------      -------
  Net Expenses....................................................      143      4,753       2,450        1,466
                                                                    -------   --------     -------      -------
  NET INVESTMENT INCOME (LOSS)....................................    2,612     84,591      17,577        8,457
                                                                    -------   --------     -------      -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**..................................      (56)      (187)        765          (42)
    Affiliated Investment Companies Shares Sold...................       --         --           7           --
    Swap Contracts................................................       --         --      (4,208)      (1,007)
    Foreign Currency Transactions.................................       --         --          23           --
    Forward Currency Contracts....................................       --         --      (2,531)          --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency....................   (2,773)   (85,390)     (5,924)         389
    Affiliated Investment Companies Shares........................       --         --          (9)          --
    Swap Contracts................................................       --         --       6,736        2,646
    Translation of Foreign Currency Denominated Amounts...........       --         --          (8)          --
    Forward Currency Contracts....................................       --         --       3,618           --
                                                                    -------   --------     -------      -------
  NET REALIZED AND UNREALIZED GAIN (LOSS).........................   (2,829)   (85,577)     (1,531)       1,986
                                                                    -------   --------     -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  (217)  $   (986)    $16,046      $10,443
                                                                    =======   ========     =======      =======

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                             DFA         DFA
                                                                             DFA SHORT- INTERMEDIATE- CALIFORNIA
                                                                      DFA       TERM        TERM      SHORT-TERM
                                                                   MUNICIPAL MUNICIPAL    MUNICIPAL   MUNICIPAL
                                                                     BOND       BOND        BOND         BOND
                                                                   PORTFOLIO PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                                   --------- ---------- ------------- ----------
INVESTMENT INCOME
  Interest........................................................  $4,067    $27,304      $23,654     $10,556
                                                                    ------    -------      -------     -------
     Total Investment Income......................................   4,067     27,304       23,654      10,556
                                                                    ------    -------      -------     -------
EXPENSES
  Investment Management Fees......................................     581      4,620        3,007       1,926
  Accounting & Transfer Agent Fees................................      19        141           98          55
  Custodian Fees..................................................       3         23           16          10
  Filing Fees.....................................................      61        172          150          47
  Shareholders' Reports...........................................       6         43           34          15
  Directors'/Trustees' Fees & Expenses............................       3         23           14           9
  Professional Fees...............................................       4         36           23          15
  Other...........................................................      13         54           64          24
                                                                    ------    -------      -------     -------
     Total Expenses...............................................     690      5,112        3,406       2,101
                                                                    ------    -------      -------     -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C).............................     (22)        --           52          --
  Fees Paid Indirectly (Note C)...................................      (7)       (43)         (33)        (18)
                                                                    ------    -------      -------     -------
  Net Expenses....................................................     661      5,069        3,425       2,083
                                                                    ------    -------      -------     -------
  NET INVESTMENT INCOME (LOSS)....................................   3,406     22,235       20,229       8,473
                                                                    ------    -------      -------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**..................................     (23)        (1)          (8)        (10)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.........................................    (242)    (6,027)      (3,913)     (1,455)
                                                                    ------    -------      -------     -------
  NET REALIZED AND UNREALIZED GAIN (LOSS).........................    (265)    (6,028)      (3,921)     (1,465)
                                                                    ------    -------      -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $3,141    $16,207      $16,308     $ 7,008
                                                                    ======    =======      =======     =======

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                             DFA
                                                                         CALIFORNIA
                                                                        INTERMEDIATE-
                                                                            TERM       DFA NY      DFA MN
                                                                          MUNICIPAL   MUNICIPAL  MUNICIPAL
                                                                            BOND        BOND        BOND
                                                                          PORTFOLIO   PORTFOLIO PORTFOLIO(A)
                                                                        ------------- --------- ------------
INVESTMENT INCOME
  Interest.............................................................    $4,832       $987       $ 186
                                                                           ------       ----       -----
     Total Investment Income...........................................     4,832        987         186
                                                                           ------       ----       -----
EXPENSES
  Investment Management Fees...........................................       610        151          39
  Accounting & Transfer Agent Fees.....................................        20          7           2
  Custodian Fees.......................................................         4          1          --
  Filing Fees..........................................................        29         22           8
  Shareholders' Reports................................................         5          2           2
  Directors'/Trustees' Fees & Expenses.................................         3          1          --
  Professional Fees....................................................         5          1          --
  Organizational & Offering Costs......................................        --         --          18
  Other................................................................        12          7           1
                                                                           ------       ----       -----
     Total Expenses....................................................       688        192          70
                                                                           ------       ----       -----
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
   Recovered by Advisor (Note C).......................................        13         (2)        (20)
  Fees Paid Indirectly (Note C)........................................        (7)        (3)         --
                                                                           ------       ----       -----
  Net Expenses.........................................................       694        187          50
                                                                           ------       ----       -----
  NET INVESTMENT INCOME (LOSS).........................................     4,138        800         136
                                                                           ------       ----       -----
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**.......................................         3         (2)         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities..............................................      (459)        98        (299)
                                                                           ------       ----       -----
  NET REALIZED AND UNREALIZED GAIN (LOSS)..............................      (456)        96        (299)
                                                                           ------       ----       -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........    $3,682       $896       $(163)
                                                                           ======       ====       =====

----------
**Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on July 25, 2017.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                             DFA SELECTIVELY
                                          DFA ONE-YEAR FIXED       DFA TWO-YEAR GLOBAL     HEDGED GLOBAL FIXED
                                           INCOME PORTFOLIO       FIXED INCOME PORTFOLIO     INCOME PORTFOLIO
                                       ------------------------  -----------------------  ---------------------
                                           YEAR         YEAR        YEAR         YEAR        YEAR        YEAR
                                          ENDED        ENDED       ENDED        ENDED       ENDED       ENDED
                                         OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                           2017         2016        2017         2016        2017        2016
                                       -----------  -----------  ----------  -----------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)........ $    78,106  $    50,058  $   60,188  $    38,801  $   18,914  $  16,720
  Net Realized Gain (Loss) on:
   Investment Securities Sold*........      (3,170)         415      (9,125)      (9,282)      1,096      1,131
   Affiliated Investment Companies
    Shares Sold.......................          (5)          --          10           --          --         --
   Foreign Currency Transactions......          --           --          (6)         (40)         32         --
   Forward Currency Contracts.........          --           --     (15,260)       6,567      (1,675)    15,794
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and
    Foreign Currency..................     (11,738)         437     (12,838)        (185)     (6,683)     6,778
   Affiliated Investment Companies
    Shares............................         (10)          --         (11)          --          --         --
   Translation of Foreign Currency
    Denominated Amounts...............          --           --        (181)          (8)        (19)        --
   Forward Currency Contracts.........          --           --      25,152        2,794        (893)       938
                                       -----------  -----------  ----------  -----------  ----------  ---------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.......................      63,183       50,910      47,929       38,647      10,772     41,361
                                       -----------  -----------  ----------  -----------  ----------  ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.........     (75,756)     (51,284)    (46,352)     (24,459)    (16,079)   (10,482)
  Net Short-Term Gains:
   Institutional Class Shares.........          --       (4,011)         --           --          --         --
  Net Long-Term Gains:
   Institutional Class Shares.........        (405)      (2,550)         --           --          --         --
                                       -----------  -----------  ----------  -----------  ----------  ---------
    Total Distributions...............     (76,161)     (57,845)    (46,352)     (24,459)    (16,079)   (10,482)
                                       -----------  -----------  ----------  -----------  ----------  ---------
Capital Share Transactions (1):
  Shares Issued.......................   3,802,547    3,637,876   1,413,377    1,053,891     273,288    205,567
  Shares Issued in Lieu of Cash
   Distributions......................      70,974       53,724      42,763       22,714      16,054     10,453
  Shares Redeemed.....................  (3,388,321)  (4,004,884)   (980,824)  (1,726,209)   (135,061)  (254,062)
                                       -----------  -----------  ----------  -----------  ----------  ---------
    Net Increase (Decrease) from
     Capital Share Transactions.......     485,200     (313,284)    475,316     (649,604)    154,281    (38,042)
                                       -----------  -----------  ----------  -----------  ----------  ---------
    Total Increase (Decrease) in
     Net Assets.......................     472,222     (320,219)    476,893     (635,416)    148,974     (7,163)
NET ASSETS
  Beginning of Year...................   6,985,789    7,306,008   4,724,757    5,360,173     988,751    995,914
                                       -----------  -----------  ----------  -----------  ----------  ---------
  End of Year......................... $ 7,458,011  $ 6,985,789  $5,201,650  $ 4,724,757  $1,137,725  $ 988,751
                                       ===========  ===========  ==========  ===========  ==========  =========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.......................     369,200      352,921     141,855      105,742      28,488     21,557
  Shares Issued in Lieu of Cash
   Distributions......................       6,893        5,214       4,302        2,279       1,704      1,128
  Shares Redeemed.....................    (328,963)    (388,483)    (98,424)    (173,163)    (14,096)   (26,884)
                                       -----------  -----------  ----------  -----------  ----------  ---------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................      47,130      (30,348)     47,733      (65,142)     16,096     (4,199)
                                       ===========  ===========  ==========  ===========  ==========  =========
UNDISTRIBUTED NET INVESTMENT
 INCOME (DISTRIBUTIONS IN EXCESS
 OF NET INVESTMENT INCOME)............ $        (9) $      (306) $    8,617  $    13,495  $   12,958  $  13,093

                                                  DFA
                                        FIVE-YEAR GLOBAL FIXED
                                           INCOME PORTFOLIO
                                       ------------------------
                                           YEAR         YEAR
                                          ENDED        ENDED
                                         OCT. 31,     OCT. 31,
                                           2017         2016
                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)........ $   218,002  $   190,056
  Net Realized Gain (Loss) on:
   Investment Securities Sold*........       9,356       26,521
   Affiliated Investment Companies
    Shares Sold.......................         (14)          --
   Foreign Currency Transactions......        (118)        (162)
   Forward Currency Contracts.........     (29,234)      36,842
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and
    Foreign Currency..................    (135,610)      47,303
   Affiliated Investment Companies
    Shares............................         (11)          --
   Translation of Foreign Currency
    Denominated Amounts...............        (286)         (45)
   Forward Currency Contracts.........      73,100        2,660
                                       -----------  -----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.......................     135,185      303,175
                                       -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.........    (219,966)    (182,028)
  Net Short-Term Gains:
   Institutional Class Shares.........      (5,423)      (4,344)
  Net Long-Term Gains:
   Institutional Class Shares.........     (42,519)     (30,555)
                                       -----------  -----------
    Total Distributions...............    (267,908)    (216,927)
                                       -----------  -----------
Capital Share Transactions (1):
  Shares Issued.......................   3,690,788    3,233,299
  Shares Issued in Lieu of Cash
   Distributions......................     253,124      204,682
  Shares Redeemed.....................  (2,323,448)  (2,164,819)
                                       -----------  -----------
    Net Increase (Decrease) from
     Capital Share Transactions.......   1,620,464    1,273,162
                                       -----------  -----------
    Total Increase (Decrease) in
     Net Assets.......................   1,487,741    1,359,410
NET ASSETS
  Beginning of Year...................  12,597,375   11,237,965
                                       -----------  -----------
  End of Year......................... $14,085,116  $12,597,375
                                       ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.......................     336,497      291,341
  Shares Issued in Lieu of Cash
   Distributions......................      23,294       18,603
  Shares Redeemed.....................    (211,994)    (195,311)
                                       -----------  -----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................     147,797      114,633
                                       ===========  ===========
UNDISTRIBUTED NET INVESTMENT
 INCOME (DISTRIBUTIONS IN EXCESS
 OF NET INVESTMENT INCOME)............ $    40,474  $    77,932

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                           DFA WORLD EX U.S.                              DFA INTERMEDIATE
                                           GOVERNMENT FIXED        DFA SHORT-TERM         GOVERNMENT FIXED
                                           INCOME PORTFOLIO     GOVERNMENT PORTFOLIO      INCOME PORTFOLIO
                                         --------------------  ----------------------  ----------------------
                                                      PERIOD
                                                     JAN. 18,
                                            YEAR     2017(A)      YEAR        YEAR        YEAR        YEAR
                                           ENDED        TO       ENDED       ENDED       ENDED       ENDED
                                          OCT. 31,   OCT. 31,   OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                            2017       2016       2017        2016        2017        2016
                                         ---------  ---------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......... $   8,807  $   7,449  $   25,234  $   21,562  $   86,271  $   70,789
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..........    (7,868)   (17,263)       (293)      5,609       5,070      10,092
   Affiliated Investment Companies
    Shares Sold.........................        --         --          --          --          --          --
   Foreign Currency Transactions........        88       (194)         --          --          --          --
   Forward Currency Contracts...........   (35,520)    32,912          --          --          --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................    41,145     18,808     (26,421)      3,307    (118,697)     50,762
   Affiliated Investment Companies
    Shares..............................        --         --          --          --          --          --
   Translation of Foreign Currency
    Denominated Amounts.................       371       (222)         --          --          --          --
   Forward Currency Contracts...........     5,671       (395)         --          --          --          --
                                         ---------  ---------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................    12,694     41,095      (1,480)     30,478     (27,356)    131,643
                                         ---------  ---------  ----------  ----------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........   (19,386)   (37,065)    (24,390)    (20,778)    (85,509)    (68,105)
  Net Short-Term Gains:
   Institutional Class Shares...........    (1,312)        --        (720)     (3,488)     (3,003)       (201)
  Net Long-Term Gains:
   Institutional Class Shares...........      (551)      (629)     (4,717)     (5,104)     (6,710)    (14,801)
                                         ---------  ---------  ----------  ----------  ----------  ----------
    Total Distributions.................   (21,249)   (37,694)    (29,827)    (29,370)    (95,222)    (83,107)
                                         ---------  ---------  ----------  ----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................   310,507    411,964     656,942     495,616   1,485,982   1,029,351
  Shares Issued in Lieu of Cash
   Distributions........................    20,926     37,495      27,900      27,308      89,994      77,909
  Shares Redeemed.......................  (161,902)  (247,314)   (526,204)   (574,511)   (635,193)   (723,109)
                                         ---------  ---------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........   169,531    202,145     158,638     (51,587)    940,783     384,151
                                         ---------  ---------  ----------  ----------  ----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................   160,976    205,546     127,331     (50,479)    818,205     432,687
NET ASSETS
  Beginning of Period...................   772,664    567,118   2,094,510   2,144,989   3,811,636   3,378,949
                                         ---------  ---------  ----------  ----------  ----------  ----------
  End of Period......................... $ 933,640  $ 772,664  $2,221,841  $2,094,510  $4,629,841  $3,811,636
                                         =========  =========  ==========  ==========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................    30,894     40,726      61,811      46,111     119,215      80,021
  Shares Issued in Lieu of Cash
   Distributions........................     2,118      3,866       2,635       2,550       7,275       6,107
  Shares Redeemed.......................   (16,144)   (24,210)    (49,508)    (53,422)    (51,024)    (56,436)
                                         ---------  ---------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and Redeemed.........    16,868     20,382      14,938      (4,761)     75,466      29,692
                                         =========  =========  ==========  ==========  ==========  ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)..................... $  (9,949) $  13,677  $    2,558  $    2,278  $    9,264  $    9,702

                                                   DFA
                                           SHORT-TERM EXTENDED
                                            QUALITY PORTFOLIO
                                         -----------------------


                                             YEAR        YEAR
                                            ENDED       ENDED
                                           OCT. 31,    OCT. 31,
                                             2017        2016
                                         -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......... $    95,353  $   74,685
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..........       4,711        (611)
   Affiliated Investment Companies
    Shares Sold.........................          13          --
   Foreign Currency Transactions........         (12)         --
   Forward Currency Contracts...........      (5,021)         --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................     (38,269)     34,204
   Affiliated Investment Companies
    Shares..............................         (12)         --
   Translation of Foreign Currency
    Denominated Amounts.................         (28)         --
   Forward Currency Contracts...........       9,166          --
                                         -----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      65,901     108,278
                                         -----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (84,608)    (75,125)
  Net Short-Term Gains:
   Institutional Class Shares...........          (4)       (626)
  Net Long-Term Gains:
   Institutional Class Shares...........          (4)     (5,233)
                                         -----------  ----------
    Total Distributions.................     (84,616)    (80,984)
                                         -----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................   1,860,954   1,630,373
  Shares Issued in Lieu of Cash
   Distributions........................      82,823      79,037
  Shares Redeemed.......................  (1,088,768)   (909,467)
                                         -----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........     855,009     799,943
                                         -----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................     836,294     827,237
NET ASSETS
  Beginning of Period...................   4,723,470   3,896,233
                                         -----------  ----------
  End of Period......................... $ 5,559,764  $4,723,470
                                         ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................     172,020     149,885
  Shares Issued in Lieu of Cash
   Distributions........................       7,658       7,282
  Shares Redeemed.......................    (100,624)    (83,763)
                                         -----------  ----------
    Net Increase (Decrease) from
     Shares Issued and Redeemed.........      79,054      73,404
                                         ===========  ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)..................... $     5,437  $    1,116

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                  DFA INTERMEDIATE-
                                                    TERM EXTENDED         DFA TARGETED       DFA INVESTMENT GRADE
                                                  QUALITY PORTFOLIO     CREDIT PORTFOLIO          PORTFOLIO
                                               ----------------------  ------------------  -----------------------


                                                  YEAR        YEAR       YEAR      YEAR        YEAR        YEAR
                                                 ENDED       ENDED      ENDED     ENDED       ENDED       ENDED
                                                OCT. 31,    OCT. 31,   OCT. 31,  OCT. 31,    OCT. 31,    OCT. 31,
                                                  2017        2016       2017      2016        2017        2016
                                               ----------  ----------  --------  --------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................ $   47,210  $   36,419  $  9,907  $  5,786  $   165,935  $  112,427
  Capital Gain Distributions Received from
   Investment Securities......................         --          --        --        --           --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*................      5,720       2,392       793      (213)       4,461      (7,215)
   Affiliated Investment Companies Shares
    Sold......................................         (2)         --        --        --            4          --
   Foreign Currency Transactions..............         --          --        (7)        1           12          --
   Forward Currency Contracts.................         --          --      (137)      639       (4,776)         --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..................................    (17,528)     37,195    (1,972)    3,362      (83,455)    112,931
   Affiliated Investment Companies Shares.....         (8)         --        (1)       --          (43)         --
   Translation of Foreign Currency
    Denominated Amounts.......................         --          --         3       (10)         (13)         --
   Forward Currency Contracts.................         --          --       844        12        2,226          --
                                               ----------  ----------  --------  --------  -----------  ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................     35,392      76,006     9,430     9,577       84,351     218,143
                                               ----------  ----------  --------  --------  -----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.................    (46,418)    (38,250)   (9,264)   (5,955)    (150,794)   (101,638)
  Net Short-Term Gains:
   Institutional Class Shares.................       (339)         --        --       (49)          --          --
  Net Long-Term Gains:
   Institutional Class Shares.................     (2,020)     (5,135)       --        --           --     (13,538)
                                               ----------  ----------  --------  --------  -----------  ----------
    Total Distributions.......................    (48,777)    (43,385)   (9,264)   (6,004)    (150,794)   (115,176)
                                               ----------  ----------  --------  --------  -----------  ----------
Capital Share Transactions (1):
  Shares Issued...............................    671,617     555,254   228,033   168,057    3,121,375   2,753,616
  Shares Issued in Lieu of Cash Distributions.     45,412      40,891     8,916     5,841      148,903     114,093
  Shares Redeemed.............................   (312,794)   (283,542)  (79,106)  (41,500)  (1,212,334)   (930,081)
                                               ----------  ----------  --------  --------  -----------  ----------
    Net Increase (Decrease) from Capital
     Share Transactions.......................    404,235     312,603   157,843   132,398    2,057,944   1,937,628
                                               ----------  ----------  --------  --------  -----------  ----------
    Total Increase (Decrease) in Net
     Assets...................................    390,850     345,224   158,009   135,971    1,991,501   2,040,595
NET ASSETS
  Beginning of Year...........................  1,414,041   1,068,817   356,579   220,608    6,193,789   4,153,194
                                               ----------  ----------  --------  --------  -----------  ----------
  End of Year................................. $1,804,891  $1,414,041  $514,588  $356,579  $ 8,185,290  $6,193,789
                                               ==========  ==========  ========  ========  ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued...............................     62,563      51,131    22,826    16,768      288,163     250,867
  Shares Issued in Lieu of Cash Distributions.      4,238       3,794       893       583       13,835      10,459
  Shares Redeemed.............................    (29,251)    (26,287)   (7,910)   (4,150)    (112,043)    (85,013)
                                               ----------  ----------  --------  --------  -----------  ----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................     37,550      28,638    15,809    13,201      189,955     176,313
                                               ==========  ==========  ========  ========  ===========  ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)...................................... $      449  $      339  $    699  $    647  $    25,208  $   17,273

                                                 DFA DIVERSIFIED
                                                  FIXED INCOME
                                                    PORTFOLIO
                                               ------------------
                                                          PERIOD
                                                         AUG. 10,
                                                 YEAR    2016(A)
                                                ENDED       TO
                                               OCT. 31,  OCT. 31,
                                                 2017      2016
                                               --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................ $  5,387  $    127
  Capital Gain Distributions Received from
   Investment Securities......................      215        --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*................      (50)       --
   Affiliated Investment Companies Shares
    Sold......................................       --        --
   Foreign Currency Transactions..............       --        --
   Forward Currency Contracts.................       --        --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..................................     (351)     (488)
   Affiliated Investment Companies Shares.....   (1,586)       --
   Translation of Foreign Currency
    Denominated Amounts.......................       --        --
   Forward Currency Contracts.................       --        --
                                               --------  --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................    3,615      (361)
                                               --------  --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.................   (5,141)     (110)
  Net Short-Term Gains:
   Institutional Class Shares.................       --        --
  Net Long-Term Gains:
   Institutional Class Shares.................       --        --
                                               --------  --------
    Total Distributions.......................   (5,141)     (110)
                                               --------  --------
Capital Share Transactions (1):
  Shares Issued...............................  477,812   116,367
  Shares Issued in Lieu of Cash Distributions.    5,141       110
  Shares Redeemed.............................  (63,972)   (3,445)
                                               --------  --------
    Net Increase (Decrease) from Capital
     Share Transactions.......................  418,981   113,032
                                               --------  --------
    Total Increase (Decrease) in Net
     Assets...................................  417,455   112,561
NET ASSETS
  Beginning of Year...........................  112,561        --
                                               --------  --------
  End of Year................................. $530,016  $112,561
                                               ========  ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued...............................   48,977    11,678
  Shares Issued in Lieu of Cash Distributions.      529        11
  Shares Redeemed.............................   (6,552)     (347)
                                               --------  --------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................   42,954    11,342
                                               ========  ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)...................................... $    253  $     17

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      DFA INFLATION-
                                                    DFA LTIP       PROTECTED SECURITIES     DFA SHORT-DURATION
                                                   PORTFOLIO             PORTFOLIO        REAL RETURN PORTFOLIO
                                               -----------------  ----------------------  ---------------------
                                                 YEAR      YEAR      YEAR        YEAR        YEAR        YEAR
                                                ENDED     ENDED     ENDED       ENDED       ENDED       ENDED
                                               OCT. 31,  OCT. 31,  OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                 2017      2016      2017        2016        2017        2016
                                               --------  -------- ----------  ----------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................ $  2,612  $   973  $   84,591  $   44,323  $   17,577  $  13,326
  Capital Gain Distributions Received from
   Investment Securities......................       --       --          --          --          --         --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*................      (56)      44        (187)     10,299         765        267
   Affiliated Investment Companies Shares
    Sold......................................       --       --          --          --           7         --
   Swap Contracts.............................       --       --          --          --      (4,208)    (4,828)
   Foreign Currency Transactions..............       --       --          --          --          23         --
   Forward Currency Contracts.................                                                (2,531)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..................................   (2,773)   4,852     (85,390)    136,526      (5,924)     4,726
   Affiliated Investment Companies Shares.....       --       --          --          --          (9)        --
   Swap Contracts.............................       --       --          --          --       6,736     14,527
   Translation of Foreign Currency
    Denominated Amounts.......................       --       --          --          --          (8)        --
   Forward Currency Contracts.................       --       --          --          --       3,618         --
                                               --------  -------  ----------  ----------  ----------  ---------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................     (217)   5,869        (986)    191,148      16,046     28,018
                                               --------  -------  ----------  ----------  ----------  ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.................   (2,365)    (786)    (77,872)    (36,066)    (13,087)    (9,645)
  Net Short-Term Gains:
   Institutional Class Shares.................      (50)      --        (141)         --          --         --
  Net Long-Term Gains:
   Institutional Class Shares.................       --       --      (8,865)     (2,828)         --         --
                                               --------  -------  ----------  ----------  ----------  ---------
    Total Distributions.......................   (2,415)    (786)    (86,878)    (38,894)    (13,087)    (9,645)
                                               --------  -------  ----------  ----------  ----------  ---------
Capital Share Transactions (1):
  Shares Issued...............................   73,479   62,424   1,690,026   1,236,112     391,386    368,597
  Shares Issued in Lieu of Cash Distributions.    2,415      409      77,379      34,698      12,649      9,262
  Shares Redeemed.............................  (11,938)  (4,857)   (834,307)   (891,895)   (191,532)  (266,272)
                                               --------  -------  ----------  ----------  ----------  ---------
    Net Increase (Decrease) from Capital
     Share Transactions.......................   63,956   57,976     933,098     378,915     212,503    111,587
                                               --------  -------  ----------  ----------  ----------  ---------
    Total Increase (Decrease) in Net
     Assets...................................   61,324   63,059     845,234     531,169     215,462    129,960
NET ASSETS
  Beginning of Year...........................   63,267      208   3,514,067   2,982,898     914,956    784,996
                                               --------  -------  ----------  ----------  ----------  ---------
  End of Year................................. $124,591  $63,267  $4,359,301  $3,514,067  $1,130,418  $ 914,956
                                               ========  =======  ==========  ==========  ==========  =========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued...............................    7,955    6,891     143,167     104,535      39,408     37,408
  Shares Issued in Lieu of Cash
   Distributions..............................      265       41       6,630       2,878       1,293        964
  Shares Redeemed.............................   (1,289)    (505)    (70,815)    (75,144)    (19,296)   (27,232)
                                               --------  -------  ----------  ----------  ----------  ---------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................    6,931    6,427      78,982      32,269      21,405     11,140
                                               ========  =======  ==========  ==========  ==========  =========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)...................................... $    358  $   187  $   11,411  $    5,799  $   12,481  $  10,452

                                                DFA MUNICIPAL REAL
                                                 RETURN PORTFOLIO
                                               -------------------
                                                  YEAR      YEAR
                                                 ENDED     ENDED
                                                OCT. 31,  OCT. 31,
                                                  2017      2016
                                               ---------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................ $   8,457  $  4,077
  Capital Gain Distributions Received from
   Investment Securities......................        --         1
  Net Realized Gain (Loss) on:
   Investment Securities Sold*................       (42)       (1)
   Affiliated Investment Companies Shares
    Sold......................................        --        --
   Swap Contracts.............................    (1,007)   (1,616)
   Foreign Currency Transactions..............        --        --
   Forward Currency Contracts.................
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..................................       389     1,145
   Affiliated Investment Companies Shares.....        --        --
   Swap Contracts.............................     2,646     8,274
   Translation of Foreign Currency
    Denominated Amounts.......................        --        --
   Forward Currency Contracts.................        --        --
                                               ---------  --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................    10,443    11,880
                                               ---------  --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.................    (8,396)   (4,131)
  Net Short-Term Gains:
   Institutional Class Shares.................        --        --
  Net Long-Term Gains:
   Institutional Class Shares.................        --        --
                                               ---------  --------
    Total Distributions.......................    (8,396)   (4,131)
                                               ---------  --------
Capital Share Transactions (1):
  Shares Issued...............................   363,496   353,189
  Shares Issued in Lieu of Cash Distributions.     8,370     4,113
  Shares Redeemed.............................  (131,077)  (75,304)
                                               ---------  --------
    Net Increase (Decrease) from Capital
     Share Transactions.......................   240,789   281,998
                                               ---------  --------
    Total Increase (Decrease) in Net
     Assets...................................   242,836   289,747
NET ASSETS
  Beginning of Year...........................   473,985   184,238
                                               ---------  --------
  End of Year................................. $ 716,821  $473,985
                                               =========  ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued...............................    36,806    35,985
  Shares Issued in Lieu of Cash
   Distributions..............................       845       417
  Shares Redeemed.............................   (13,241)   (7,646)
                                               ---------  --------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................    24,410    28,756
                                               =========  ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)...................................... $     158  $     97

----------
Seepage 1 & 2 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                 DFA SHORT-TERM         DFA INTERMEDIATE-
                                            DFA MUNICIPAL        MUNICIPAL BOND        TERM MUNICIPAL BOND
                                           BOND PORTFOLIO           PORTFOLIO               PORTFOLIO
                                         ------------------  ----------------------  ----------------------
                                           YEAR      YEAR       YEAR        YEAR        YEAR        YEAR
                                          ENDED     ENDED      ENDED       ENDED       ENDED       ENDED
                                         OCT. 31,  OCT. 31,   OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                           2017      2016       2017        2016        2017        2016
                                         --------  --------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......... $  3,406  $  1,850  $   22,235  $   19,800  $   20,229  $   15,002
  Capital Gain Distributions Received
   from Investment Securities...........       --        --          --           1          --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..........      (23)       (1)         (1)        (14)         (8)         (4)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities................     (242)      851      (6,027)     (4,356)     (3,913)      6,117
                                         --------  --------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................    3,141     2,700      16,207      15,431      16,308      21,115
                                         --------  --------  ----------  ----------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........   (3,378)   (1,922)    (22,189)    (21,005)    (20,181)    (15,739)
                                         --------  --------  ----------  ----------  ----------  ----------
    Total Distributions.................   (3,378)   (1,922)    (22,189)    (21,005)    (20,181)    (15,739)
                                         --------  --------  ----------  ----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................  224,318   150,409   1,110,957     644,837     784,057     584,454
  Shares Issued in Lieu of Cash
   Distributions........................    3,376     1,922      21,505      20,616      19,346      15,261
  Shares Redeemed.......................  (96,240)  (32,703)   (698,520)   (755,735)   (396,529)   (250,925)
                                         --------  --------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........  131,454   119,628     433,942     (90,282)    406,874     348,790
                                         --------  --------  ----------  ----------  ----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................  131,217   120,406     427,960     (95,856)    403,001     354,166
NET ASSETS
  Beginning of Period...................  220,721   100,315   2,103,981   2,199,837   1,264,647     910,481
                                         --------  --------  ----------  ----------  ----------  ----------
  End of Period......................... $351,938  $220,721  $2,531,941  $2,103,981  $1,667,648  $1,264,647
                                         ========  ========  ==========  ==========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................   22,146    14,688     109,168      62,920      77,473      56,787
  Shares Issued in Lieu of Cash
   Distributions........................      332       188       2,111       2,013       1,902       1,485
  Shares Redeemed.......................   (9,512)   (3,194)    (68,675)    (73,707)    (39,157)    (24,370)
                                         --------  --------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed...........................   12,966    11,682      42,604      (8,774)     40,218      33,902
                                         ========  ========  ==========  ==========  ==========  ==========
UNDISTRIBUTED NET INVESTMENT
 INCOME (DISTRIBUTIONS IN EXCESS OF
 NET INVESTMENT INCOME)................. $     66  $     38  $      335  $      289  $      380  $      332

                                         DFA CALIFORNIA SHORT-TERM
                                         MUNICIPAL BOND PORTFOLIO
                                         ------------------------
                                            YEAR          YEAR
                                           ENDED         ENDED
                                          OCT. 31,      OCT. 31,
                                            2017          2016
                                          ----------   ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......... $    8,473    $   7,054
  Capital Gain Distributions Received
   from Investment Securities...........         --           --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..........        (10)          (5)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities................     (1,455)        (884)
                                          ----------   ---------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      7,008        6,165
                                          ----------   ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (8,471)      (7,440)
                                          ----------   ---------
    Total Distributions.................     (8,471)      (7,440)
                                          ----------   ---------
Capital Share Transactions (1):
  Shares Issued.........................    384,206      290,811
  Shares Issued in Lieu of Cash
   Distributions........................      8,432        7,405
  Shares Redeemed.......................   (239,845)    (242,216)
                                          ----------   ---------
    Net Increase (Decrease) from
     Capital Share Transactions.........    152,793       56,000
                                          ----------   ---------
    Total Increase (Decrease) in Net
     Assets.............................    151,330       54,725
NET ASSETS
  Beginning of Period...................    880,209      825,484
                                          ----------   ---------
  End of Period......................... $1,031,539    $ 880,209
                                          ==========   =========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................     37,348       28,064
  Shares Issued in Lieu of Cash
   Distributions........................        819          715
  Shares Redeemed.......................    (23,320)     (23,379)
                                          ----------   ---------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed...........................     14,847        5,400
                                          ==========   =========
UNDISTRIBUTED NET INVESTMENT
 INCOME (DISTRIBUTIONS IN EXCESS OF
 NET INVESTMENT INCOME)................. $      112    $     110

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           DFA CALIFORNIA
                                                          INTERMEDIATE-TERM        DFA NY MUNICIPAL  DFA MN MUNICIPAL
                                                         MUNICIPAL BOND PORTFOLIO   BOND PORTFOLIO    BOND PORTFOLIO
                                                         ------------------------  -----------------  ---------------
                                                                                                          PERIOD
                                                                                                         JULY 25,
                                                           YEAR         YEAR        YEAR      YEAR       2017(A)
                                                          ENDED        ENDED       ENDED     ENDED          TO
                                                         OCT. 31,     OCT. 31,    OCT. 31,  OCT. 31,     OCT. 31,
                                                           2017         2016        2017      2016         2017
                                                         --------     --------    --------  -------- ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......................... $  4,138     $  3,178    $    800  $   466      $   136
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........................        3           (6)         (2)      --           --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...............................     (459)       1,032          98      266         (299)
                                                          --------     --------   --------  -------      -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.........................    3,682        4,204         896      732         (163)
                                                          --------     --------   --------  -------      -------
Distributions From:
  Net Investment Income:
    Institutional Class Shares..........................   (4,115)      (3,364)       (796)    (487)        (131)
                                                          --------     --------   --------  -------      -------
     Total Distributions................................   (4,115)      (3,364)       (796)    (487)        (131)
                                                          --------     --------   --------  -------      -------
Capital Share Transactions (1):
  Shares Issued.........................................  178,513       95,612      47,751   31,273       63,224
  Shares Issued in Lieu of Cash Distributions...........    4,051        3,334         796      487          131
  Shares Redeemed.......................................  (90,722)     (40,517)    (15,024)  (3,409)      (1,802)
                                                          --------     --------   --------  -------      -------
     Net Increase (Decrease) from Capital Share
      Transactions......................................   91,842       58,429      33,523   28,351       61,553
                                                          --------     --------   --------  -------      -------
     Total Increase (Decrease) in Net Assets............   91,409       59,269      33,623   28,596       61,259
NET ASSETS
  Beginning of Period...................................  255,893      196,624      57,581   28,985           --
                                                          --------     --------   --------  -------      -------
  End of Period......................................... $347,302     $255,893    $ 91,204  $57,581      $61,259
                                                          ========     ========   ========  =======      =======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................................   17,004        8,964       4,685    3,047        6,322
  Shares Issued in Lieu of Cash Distributions...........      384          313          78       47           13
  Shares Redeemed.......................................   (8,657)      (3,800)     (1,476)    (332)        (180)
                                                          --------     --------   --------  -------      -------
     Net Increase (Decrease) from Shares Issued
      and Redeemed......................................    8,731        5,477       3,287    2,762        6,155
                                                          ========     ========   ========  =======      =======
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)................................................ $     78     $     55    $     14  $    10      $     5

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                                              ----------------------------------------------------------
                                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                 2017        2016        2015        2014        2013
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $    10.31  $    10.32  $    10.32  $    10.33  $    10.35
                                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.11        0.07        0.04        0.03        0.04
  Net Gains (Losses) on Securities (Realized and Unrealized).      (0.02)         --        0.01          --          --
                                                              ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..........................       0.09        0.07        0.05        0.03        0.04
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.11)      (0.07)      (0.04)      (0.03)      (0.04)
  Net Realized Gains.........................................         --       (0.01)      (0.01)      (0.01)      (0.02)
                                                              ----------  ----------  ----------  ----------  ----------
   Total Distributions.......................................      (0.11)      (0.08)      (0.05)      (0.04)      (0.06)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $    10.29  $    10.31  $    10.32  $    10.32  $    10.33
============================================================= ==========  ==========  ==========  ==========  ==========
Total Return.................................................       0.86%       0.70%       0.44%       0.28%       0.43%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $7,458,011  $6,985,789  $7,306,008  $8,455,559  $8,089,711
Ratio of Expenses to Average Net Assets......................       0.17%       0.17%       0.17%       0.17%       0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................       0.17%       0.17%       0.17%       0.17%       0.17%
Ratio of Net Investment Income to Average Net Assets.........       1.08%       0.69%       0.38%       0.30%       0.38%
Portfolio Turnover Rate......................................         86%         64%         81%         72%         62%
--------------------------------------------------------------------------------------------------------------------------

                                                                      DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                                              ----------------------------------------------------------
                                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                 2017        2016        2015        2014        2013
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $     9.99  $     9.96  $    10.02  $    10.06  $    10.13
                                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.12        0.08        0.05        0.05        0.05
  Net Gains (Losses) on Securities (Realized and Unrealized).      (0.03)         --          --          --          --
                                                              ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..........................       0.09        0.08        0.05        0.05        0.05
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.09)      (0.05)      (0.10)      (0.08)      (0.10)
  Net Realized Gains.........................................         --          --       (0.01)      (0.01)      (0.02)
                                                              ----------  ----------  ----------  ----------  ----------
   Total Distributions.......................................      (0.09)      (0.05)      (0.11)      (0.09)      (0.12)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $     9.99  $     9.99  $     9.96  $    10.02  $    10.06
============================================================= ==========  ==========  ==========  ==========  ==========
Total Return.................................................       0.95%       0.81%       0.56%       0.51%       0.51%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $5,201,650  $4,724,757  $5,360,173  $6,188,952  $5,552,198
Ratio of Expenses to Average Net Assets......................       0.17%       0.17%       0.18%       0.17%       0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................       0.17%       0.17%       0.18%       0.17%       0.18%
Ratio of Net Investment Income to Average Net Assets.........       1.21%       0.79%       0.54%       0.51%       0.54%
Portfolio Turnover Rate......................................        121%         87%        125%         99%        123%
-------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
                                                              ------------------------------------------------------
                                                                 YEAR       YEAR       YEAR        YEAR       YEAR
                                                                ENDED      ENDED      ENDED       ENDED      ENDED
                                                               OCT. 31,   OCT. 31,   OCT. 31,    OCT. 31,   OCT. 31,
                                                                 2017       2016       2015        2014       2013
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $     9.72  $   9.41  $  10.00   $    10.21   $  10.41
                                                              ----------  --------  --------   ----------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.17      0.17      0.15         0.15       0.17
  Net Gains (Losses) on Securities (Realized and Unrealized).      (0.08)     0.24     (0.59)       (0.22)     (0.11)
                                                              ----------  --------  --------   ----------   --------
   Total from Investment Operations..........................       0.09      0.41     (0.44)       (0.07)      0.06
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.15)    (0.10)    (0.15)       (0.12)     (0.25)
  Net Realized Gains.........................................         --        --        --        (0.02)     (0.01)
                                                              ----------  --------  --------   ----------   --------
   Total Distributions.......................................      (0.15)    (0.10)    (0.15)       (0.14)     (0.26)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $     9.66  $   9.72  $   9.41   $    10.00   $  10.21
============================================================= ==========  ========  ========   ==========   ========
Total Return.................................................       1.00%     4.44%    (4.42)%      (0.72)%     0.52%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $1,137,725  $988,751  $995,914   $1,099,647   $985,287
Ratio of Expenses to Average Net Assets......................       0.17%     0.17%     0.17%        0.17%      0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................       0.17%     0.17%     0.17%        0.17%      0.18%
Ratio of Net Investment Income to Average Net Assets.........       1.77%     1.75%     1.55%        1.46%      1.62%
Portfolio Turnover Rate......................................         52%       54%       56%          48%        99%
----------------------------------------------------------------------------------------------------------------------

                                                                       DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                                              -------------------------------------------------------------
                                                                  YEAR         YEAR         YEAR        YEAR        YEAR
                                                                 ENDED        ENDED        ENDED       ENDED       ENDED
                                                                OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                  2017         2016         2015        2014        2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $     11.16  $     11.08  $     11.06  $    11.14  $    11.28
                                                              -----------  -----------  -----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................        0.18         0.18         0.17        0.15        0.12
  Net Gains (Losses) on Securities (Realized and Unrealized).       (0.08)        0.10         0.07        0.05       (0.05)
                                                              -----------  -----------  -----------  ----------  ----------
   Total from Investment Operations..........................        0.10         0.28         0.24        0.20        0.07
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................       (0.19)       (0.17)       (0.20)      (0.13)      (0.10)
  Net Realized Gains.........................................       (0.04)       (0.03)       (0.02)      (0.15)      (0.11)
                                                              -----------  -----------  -----------  ----------  ----------
   Total Distributions.......................................       (0.23)       (0.20)       (0.22)      (0.28)      (0.21)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $     11.03  $     11.16  $     11.08  $    11.06  $    11.14
============================================================= ===========  ===========  ===========  ==========  ==========
Total Return.................................................        0.95%        2.63%        2.22%       1.90%       0.63%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $14,085,116  $12,597,375  $11,237,965  $9,818,116  $7,851,561
Ratio of Expenses to Average Net Assets......................        0.27%        0.27%        0.27%       0.27%       0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................        0.27%        0.27%        0.27%       0.27%       0.28%
Ratio of Net Investment Income to Average Net Assets.........        1.66%        1.60%        1.55%       1.34%       1.05%
Portfolio Turnover Rate......................................          69%          41%          51%         62%         72%
----------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
                                                                    ------------------------------------------------
                                                                      YEAR        YEAR      YEAR      YEAR      YEAR
                                                                     ENDED       ENDED     ENDED     ENDED     ENDED
                                                                    OCT. 31,    OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                      2017        2016      2015      2014      2013
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................................. $  10.37    $  10.48  $  10.81  $  10.31  $  10.56
                                                                    --------    --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................................     0.10        0.11      0.14      0.19      0.16
  Net Gains (Losses) on Securities (Realized and Unrealized).......     0.02        0.50      0.27      0.60     (0.14)
                                                                    --------    --------  --------  --------  --------
   Total from Investment Operations................................     0.12        0.61      0.41      0.79      0.02
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................    (0.25)      (0.71)    (0.69)    (0.29)    (0.17)
  Net Realized Gains...............................................    (0.02)      (0.01)    (0.05)       --     (0.10)
                                                                    --------    --------  --------  --------  --------
   Total Distributions.............................................    (0.27)      (0.72)    (0.74)    (0.29)    (0.27)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year....................................... $  10.22    $  10.37  $  10.48  $  10.81  $  10.31
=================================================================== ========    ========  ========  ========  ========
Total Return.......................................................     1.31%       6.26%     3.93%     7.93%     0.23%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)................................ $933,640    $772,664  $567,118  $355,241  $240,733
Ratio of Expenses to Average Net Assets............................     0.20%       0.20%     0.20%     0.20%     0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
 Advisor and Fees Paid Indirectly).................................     0.21%       0.22%     0.22%     0.22%     0.23%
Ratio of Net Investment Income to Average Net Assets...............     1.04%       1.09%     1.37%     1.81%     1.53%
Portfolio Turnover Rate............................................       51%         48%       27%       41%       44%
------------------------------------------------------------------------------------------------------------------------

                                                                                 DFA SHORT-TERM GOVERNMENT PORTFOLIO
                                                                    -----------------------------------------------------------
                                                                        YEAR        YEAR        YEAR        YEAR         YEAR
                                                                       ENDED       ENDED       ENDED       ENDED        ENDED
                                                                      OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,
                                                                        2017        2016        2015        2014         2013
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................................. $    10.75   $    10.75  $    10.69  $    10.70  $    10.88
                                                                    ----------   ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................................       0.12         0.11        0.10        0.08        0.08
  Net Gains (Losses) on Securities (Realized and Unrealized).......      (0.13)        0.04        0.07          --       (0.08)
                                                                    ----------   ----------  ----------  ----------  ----------
   Total from Investment Operations................................      (0.01)        0.15        0.17        0.08          --
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................      (0.12)       (0.11)      (0.09)      (0.07)      (0.09)
  Net Realized Gains...............................................      (0.03)       (0.04)      (0.02)      (0.02)      (0.09)
                                                                    ----------   ----------  ----------  ----------  ----------
   Total Distributions.............................................      (0.15)       (0.15)      (0.11)      (0.09)      (0.18)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year....................................... $    10.59   $    10.75  $    10.75  $    10.69  $    10.70
=================================================================== ==========   ==========  ==========  ==========  ==========
Total Return.......................................................      (0.10)%       1.40%       1.65%       0.83%      (0.03)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)................................ $2,221,841   $2,094,510  $2,144,989  $2,061,710  $1,780,576
Ratio of Expenses to Average Net Assets............................       0.19%        0.19%       0.19%       0.19%       0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
 Advisor and Fees Paid Indirectly).................................       0.19%        0.19%       0.19%       0.19%       0.19%
Ratio of Net Investment Income to Average Net Assets...............       1.17%        1.02%       0.90%       0.75%       0.78%
Portfolio Turnover Rate............................................         34%          51%         82%         40%         37%
---------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                                                   -----------------------------------------------------------
                                                                       YEAR        YEAR        YEAR        YEAR         YEAR
                                                                      ENDED       ENDED       ENDED       ENDED        ENDED
                                                                     OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,
                                                                       2017        2016        2015        2014         2013
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................................ $    12.86   $    12.67  $    12.60  $    12.52  $    13.13
                                                                   ----------   ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................................       0.26         0.26        0.27        0.29        0.31
  Net Gains (Losses) on Securities (Realized and Unrealized)......      (0.39)        0.24        0.13        0.08       (0.58)
                                                                   ----------   ----------  ----------  ----------  ----------
   Total from Investment Operations...............................      (0.13)        0.50        0.40        0.37       (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................................      (0.25)       (0.25)      (0.27)      (0.29)      (0.32)
  Net Realized Gains..............................................      (0.03)       (0.06)      (0.06)         --       (0.02)
                                                                   ----------   ----------  ----------  ----------  ----------
   Total Distributions............................................      (0.28)       (0.31)      (0.33)      (0.29)      (0.34)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year...................................... $    12.45   $    12.86  $    12.67  $    12.60  $    12.52
================================================================== ==========   ==========  ==========  ==========  ==========
Total Return......................................................      (0.93)%       3.95%       3.25%       3.00%      (2.09)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)............................... $4,629,841   $3,811,636  $3,378,949  $4,021,616  $3,665,838
Ratio of Expenses to Average Net Assets...........................       0.12%        0.12%       0.12%       0.12%       0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and Fees Paid Indirectly)...................       0.12%        0.12%       0.12%       0.12%       0.12%
Ratio of Net Investment Income to Average Net Assets..............       2.06%        2.01%       2.17%       2.30%       2.45%
Portfolio Turnover Rate...........................................         12%          17%         19%         29%          6%
---------------------------------------------------------------------------------------------------------------------------------

                                                                            DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
                                                                   ----------------------------------------------------------
                                                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                                                     ENDED       ENDED       ENDED       ENDED       ENDED
                                                                    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                      2017        2016        2015        2014        2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................................ $    10.90  $    10.82  $    10.86  $    10.86  $    10.98
                                                                   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................................       0.20        0.19        0.17        0.16        0.17
  Net Gains (Losses) on Securities (Realized and Unrealized)......      (0.07)       0.10       (0.01)         --       (0.09)
                                                                   ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations...............................       0.13        0.29        0.16        0.16        0.08
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................................      (0.18)      (0.19)      (0.19)      (0.14)      (0.18)
  Net Realized Gains..............................................         --       (0.02)      (0.01)      (0.02)      (0.02)
                                                                   ----------  ----------  ----------  ----------  ----------
   Total Distributions............................................      (0.18)      (0.21)      (0.20)      (0.16)      (0.20)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year...................................... $    10.85  $    10.90  $    10.82  $    10.86  $    10.86
================================================================== ==========  ==========  ==========  ==========  ==========
Total Return......................................................       1.19%       2.70%       1.48%       1.44%       0.79%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)............................... $5,559,764  $4,723,470  $3,896,233  $3,822,894  $2,632,084
Ratio of Expenses to Average Net Assets...........................       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
 (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and Fees Paid Indirectly)...................       0.22%       0.22%       0.22%       0.22%       0.23%
Ratio of Net Investment Income to Average Net Assets..............       1.85%       1.77%       1.58%       1.45%       1.57%
Portfolio Turnover Rate...........................................         23%         25%         28%         23%         19%
------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO          DFA TARGETED CREDIT PORTFOLIO
                                ----------------------------------------------------------   -----------------------------
                                                                                                                     PERIOD
                                   YEAR        YEAR        YEAR        YEAR         YEAR       YEAR      YEAR       MAY 20,
                                  ENDED       ENDED       ENDED       ENDED        ENDED      ENDED     ENDED      2015(A) TO
                                 OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,   OCT. 31,  OCT. 31,     OCT. 31,
                                   2017        2016        2015        2014         2013       2017      2016         2015
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................ $    10.97  $    10.67  $    10.80  $    10.50  $    11.10   $  10.08  $   9.96   $  10.00
                                ----------  ----------  ----------  ----------  ----------   --------  --------   --------
Income from Investment
 Operations
----------------------
 Net Investment Income (Loss)
   (A).........................       0.33        0.32        0.33        0.33        0.31       0.22      0.21       0.08
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................      (0.11)       0.37       (0.04)       0.28       (0.59)     (0.03)     0.12      (0.06)
                                ----------  ----------  ----------  ----------  ----------   --------  --------   --------
   Total from Investment
    Operations.................       0.22        0.69        0.29        0.61       (0.28)      0.19      0.33       0.02
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.32)      (0.34)      (0.37)      (0.31)      (0.31)     (0.21)    (0.21)     (0.06)
 Net Realized Gains............      (0.02)      (0.05)      (0.05)         --       (0.01)        --        --         --
                                ----------  ----------  ----------  ----------  ----------   --------  --------   --------
   Total Distributions.........      (0.34)      (0.39)      (0.42)      (0.31)      (0.32)     (0.21)    (0.21)     (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $    10.85  $    10.97  $    10.67  $    10.80  $    10.50   $  10.06  $  10.08   $   9.96
==============================  ==========  ==========  ==========  ==========  ==========   ========  ========  ==========
Total Return...................       2.05%       6.61%       2.66%       5.91%      (2.62)%     1.94%     3.39%      0.18%(D)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $1,804,891  $1,414,041  $1,068,817  $2,133,894  $1,391,394   $514,588  $356,579   $220,608
Ratio of Expenses to Average
 Net Assets....................       0.22%       0.22%       0.22%       0.22%       0.22%      0.20%     0.20%      0.20%(C)(E)
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived Fees
 Recovered by Advisor and
 Fees Paid Indirectly).........       0.22%       0.22%       0.22%       0.22%       0.23%      0.23%     0.24%      0.28%(C)(E)
Ratio of Net Investment
 Income to Average Net Assets..       3.03%       2.99%       3.05%       3.06%       2.88%      2.25%     2.06%      1.81%(C)(E)
Portfolio Turnover Rate........         18%         28%         30%         23%         10%        41%       21%         2%(D)
---------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      DFA DIVERSIFIED FIXED
                                                 DFA INVESTMENT GRADE PORTFOLIO                          INCOME PORTFOLIO
                                -------------------------------------------------------------     --------------------
                                                                                                                   PERIOD
                                   YEAR        YEAR        YEAR          YEAR           YEAR         YEAR         AUG. 10,
                                  ENDED       ENDED       ENDED         ENDED          ENDED        ENDED        2016(A) TO
                                 OCT. 31,    OCT. 31,    OCT. 31,      OCT. 31,       OCT. 31,     OCT. 31,       OCT. 31,
                                   2017        2016        2015          2014           2013         2017           2016
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................ $    11.04  $    10.80  $    10.76  $    10.57     $    10.99     $   9.92    $  10.00
                                ----------  ----------  ----------  ----------     ----------     --------    --------
Income from Investment
 Operations
----------------------
 Net Investment Income (Loss)
   (A).........................       0.25        0.24        0.27        0.26           0.25         0.15        0.02
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................      (0.16)       0.25        0.02        0.18          (0.42)       (0.16)      (0.08)
                                ----------  ----------  ----------  ----------     ----------     --------    --------
   Total from Investment
    Operations.................       0.09        0.49        0.29        0.44          (0.17)       (0.01)      (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.23)      (0.22)      (0.25)      (0.25)         (0.24)       (0.15)      (0.02)
 Net Realized Gains............         --       (0.03)         --          --          (0.01)          --          --
                                ----------  ----------  ----------  ----------     ----------     --------    --------
   Total Distributions.........      (0.23)      (0.25)      (0.25)      (0.25)         (0.25)       (0.15)      (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $    10.90  $    11.04  $    10.80  $    10.76     $    10.57     $   9.76    $   9.92
==============================  ==========  ==========  ==========  ==========     ==========     ========   ==========
Total Return...................       0.86%       4.62%       2.77%       4.29%         (1.58)%      (0.05)%     (0.64)%(D)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $8,185,290  $6,193,789  $4,153,194  $2,433,057     $1,442,269     $530,016    $112,561
Ratio of Expenses to Average
 Net Assets....................       0.22%       0.22%       0.22%       0.22%(B)       0.22%(B)     0.15%       0.15%(B)(C)(E)
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived Fees
 Recovered by Advisor).........       0.22%       0.22%       0.38%       0.40%(B)       0.41%(B)     0.29%       0.45%(B)(C)(E)
Ratio of Net Investment
 Income to Average Net Assets..       2.32%       2.20%       2.49%       2.40%(B)       2.30%(B)     1.56%       0.91%(C)(E)
Portfolio Turnover Rate........         18%          7%         52%        N/A            N/A            5%        N/A
--------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               DFA LTIP PORTFOLIO
                                ----------------------------------------------
                                   YEAR      YEAR     YEAR      YEAR     YEAR
                                  ENDED     ENDED    ENDED     ENDED    ENDED
                                 OCT. 31,  OCT. 31, OCT. 31,  OCT. 31, OCT. 31,
                                   2017      2016     2015      2014     2013
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year.......................... $   9.81   $  8.67   $ 9.50    $ 8.80  $ 11.38
                                --------   -------   ------    ------  -------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................     0.25      0.26     0.05      0.20     0.15
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................    (0.50)     1.03    (0.81)     0.86    (2.60)
                                --------   -------   ------    ------  -------
   Total from Investment
    Operations.................    (0.25)     1.29    (0.76)     1.06    (2.45)
---------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........    (0.24)    (0.15)   (0.07)    (0.36)   (0.13)
 Net Realized Gains............    (0.01)       --       --        --       --
                                --------   -------   ------    ------  -------
   Total Distributions.........    (0.25)    (0.15)   (0.07)    (0.36)   (0.13)
---------------------------------------------------------------------------------
Net Asset Value, End of Year... $   9.31   $  9.81   $ 8.67    $ 9.50  $  8.80
=============================   ========   ======== ========  ======== ========
Total Return...................    (2.52)%   14.90%   (8.04)%   12.22%  (21.54)%
---------------------------------------------------------------------------------
Net Assets, End of Year
 (thousands)................... $124,591   $63,267   $  208    $  995  $ 1,375
Ratio of Expenses to Average
 Net Assets....................     0.15%     0.15%    0.28%     0.40%    0.40%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived Fees
 Recovered by Advisor).........     0.14%     0.21%   16.22%     3.63%    2.90%
Ratio of Net Investment
 Income to Average Net Assets..     2.75%     2.76%    0.49%     2.29%    1.50%
Portfolio Turnover Rate........        2%        4%      88%      105%     120%
---------------------------------------------------------------------------------

                                         DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
                                ------------------------------------------------------------
                                    YEAR        YEAR         YEAR        YEAR         YEAR
                                   ENDED       ENDED        ENDED       ENDED        ENDED
                                  OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,
                                    2017        2016         2015        2014         2013
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year.......................... $    12.09   $    11.54  $    11.75   $    11.84  $    13.00
                                ----------   ----------  ----------   ----------  ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................       0.25         0.16        0.06         0.22        0.21
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................      (0.29)        0.53       (0.17)       (0.06)      (1.05)
                                ----------   ----------  ----------   ----------  ----------
   Total from Investment
    Operations.................      (0.04)        0.69       (0.11)        0.16       (0.84)
----------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.23)       (0.13)      (0.07)       (0.25)      (0.24)
 Net Realized Gains............      (0.03)       (0.01)      (0.03)          --       (0.08)
                                ----------   ----------  ----------   ----------  ----------
   Total Distributions.........      (0.26)       (0.14)      (0.10)       (0.25)      (0.32)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year... $    11.79   $    12.09  $    11.54   $    11.75  $    11.84
=============================   ==========   ==========  ==========   ==========  ==========
Total Return...................      (0.26)%       5.96%      (0.98)%       1.38%      (6.59)%
----------------------------------------------------------------------------------------------
Net Assets, End of Year
 (thousands)................... $4,359,301   $3,514,067  $2,982,898   $2,722,146  $2,592,771
Ratio of Expenses to Average
 Net Assets....................       0.12%        0.12%       0.12%        0.12%       0.12%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived Fees
 Recovered by Advisor).........       0.12%        0.12%       0.12%        0.12%       0.12%
Ratio of Net Investment
 Income to Average Net Assets..       2.14%        1.35%       0.54%        1.83%       1.68%
Portfolio Turnover Rate........         16%          19%         12%          25%         26%
----------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                     DFA SHORT-DURATION REAL RETURN PORTFOLIO       DFA MUNICIPAL REAL RETURN PORTFOLIO
                                --------------------------------------------        -----------------------------
                                                                       PERIOD                               PERIOD
                                   YEAR       YEAR        YEAR        NOV. 5,         YEAR      YEAR       NOV. 4,
                                  ENDED      ENDED       ENDED       2013(A) TO      ENDED     ENDED      2014(A) TO
                                 OCT. 31,   OCT. 31,    OCT. 31,      OCT. 31,      OCT. 31,  OCT. 31,     OCT. 31,
                                   2017       2016        2015          2014          2017      2016         2015
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................ $    10.02  $   9.79  $  10.00      $  10.00        $   9.93  $   9.72   $  10.00
                                ----------  --------  --------      --------        --------  --------   --------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................       0.17      0.17      0.14          0.11            0.13      0.12       0.11
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................      (0.03)     0.18     (0.26)        (0.09)           0.01      0.21      (0.31)
                                ----------  --------  --------      --------        --------  --------   --------
   Total from Investment
    Operations.................       0.14      0.35     (0.12)         0.02            0.14      0.33      (0.20)
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.14)    (0.12)    (0.09)        (0.02)          (0.13)    (0.12)     (0.08)
 Net Realized Gains............         --        --        --            --              --        --         --
                                ----------  --------  --------      --------        --------  --------   --------
   Total Distributions.........      (0.14)    (0.12)    (0.09)        (0.02)          (0.13)    (0.12)     (0.08)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $    10.02  $  10.02  $   9.79      $  10.00            9.94  $   9.93   $   9.72
==============================  ==========  ========  ========     ==========       ========  ========  ==========
Total Return...................       1.42%     3.67%    (1.14)%        0.20%(D)        1.42%     3.40%     (1.98)%(D)
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $1,130,418  $914,956  $784,996      $632,077        $716,821  $473,985   $184,238
Ratio of Expenses to Average
 Net Assets....................       0.24%     0.24%     0.24%         0.24%(C)(E)     0.23%     0.26%      0.27%(C)(E)
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived Fees
 Recovered by Advisor and
 Fees Paid Indirectly).........       0.23%     0.23%     0.23%         0.31%(C)(E)     0.24%     0.24%      0.35%(C)(E)
Ratio of Net Investment
 Income to Average Net Assets..       1.72%     1.68%     1.38%(E)      1.12%(C)(E)     1.34%     1.19%      1.12%(C)(E)
Portfolio Turnover Rate........         35%       62%       30%          138%(D)           4%        0%         0% (D)
------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

              (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                                    DFA MUNICIPAL BOND PORTFOLIO               DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                -----------------------------        ----------------------------------------------------------
                                                        PERIOD
                                  YEAR      YEAR      MARCH 10,         YEAR        YEAR        YEAR        YEAR        YEAR
                                 ENDED     ENDED      2015(A) TO       ENDED       ENDED       ENDED       ENDED       ENDED
                                OCT. 31,  OCT. 31,     OCT. 31,       OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                  2017      2016         2015           2017        2016        2015        2014        2013
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................ $  10.22  $  10.12   $  10.00        $    10.21  $    10.24  $    10.23  $    10.23  $    10.29
                                --------  --------   --------        ----------  ----------  ----------  ----------  ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................     0.12      0.12       0.09              0.10        0.09        0.09        0.09        0.10
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................    (0.04)     0.10       0.09             (0.03)      (0.02)       0.01          --       (0.06)
                                --------  --------   --------        ----------  ----------  ----------  ----------  ----------
   Total from Investment
    Operations.................     0.08      0.22       0.18              0.07        0.07        0.10        0.09        0.04
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........    (0.12)    (0.12)     (0.06)            (0.10)      (0.10)      (0.09)      (0.09)      (0.10)
 Net Realized Gains............       --        --         --                --          --          --          --          --
                                --------  --------   --------        ----------  ----------  ----------  ----------  ----------
   Total Distributions.........    (0.12)    (0.12)     (0.06)            (0.10)      (0.10)      (0.09)      (0.09)      (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $  10.18  $  10.22   $  10.12        $    10.18  $    10.21  $    10.24  $    10.23  $    10.23
==============================  ========  ========  ==========       ==========  ==========  ==========  ==========  ==========
Total Return...................     0.76%     2.22%      1.83%(D)          0.67%       0.68%       1.00%       0.87%       0.42%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $351,938  $220,721   $100,315        $2,531,941  $2,103,981  $2,199,837  $2,206,915  $1,780,699
Ratio of Expenses to Average
 Net Assets....................     0.23%     0.23%      0.23%(C)(E)       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 (Waived), (Expenses
 Reimbursed), and/or
 Previously Waived Fees
 Recovered by Advisor and
 Fees Paid Indirectly).........     0.24%     0.25%      0.37%(C)(E)       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment
 Income to Average Net Assets..     1.17%     1.13%      1.31%(C)(E)       0.96%       0.92%       0.90%       0.88%       0.98%
Portfolio Turnover Rate........        8%        2%         2%(D)            16%         11%         18%         30%         24%
--------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                         ----------------------------------------------------
                                            YEAR        YEAR       YEAR      YEAR       YEAR
                                           ENDED       ENDED      ENDED     ENDED      ENDED
                                          OCT. 31,    OCT. 31,   OCT. 31,  OCT. 31,   OCT. 31,
                                            2017        2016       2015      2014       2013
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year...... $    10.25  $    10.17  $  10.10  $   9.84  $  10.06
                                         ----------  ----------  --------  --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......       0.14        0.14      0.15      0.17      0.13
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............      (0.06)       0.09      0.06      0.25     (0.22)
                                         ----------  ----------  --------  --------  --------
   Total from Investment Operations.....       0.08        0.23      0.21      0.42     (0.09)
------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................      (0.14)      (0.15)    (0.14)    (0.16)    (0.13)
                                         ----------  ----------  --------  --------  --------
   Total Distributions..................      (0.14)      (0.15)    (0.14)    (0.16)    (0.13)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............ $    10.19  $    10.25  $  10.17  $  10.10  $   9.84
=======================================  ==========  ==========  ========  ========  ========
Total Return............................       0.75%       2.23%     2.13%     4.34%    (0.91)%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..... $1,667,648  $1,264,647  $910,481  $508,722  $269,514
Ratio of Expenses to Average Net Assets.       0.23%       0.23%     0.23%     0.23%     0.23%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees
 Paid Indirectly).......................       0.23%       0.22%     0.23%     0.24%     0.26%
Ratio of Net Investment Income to
 Average Net Assets.....................       1.35%       1.34%     1.47%     1.69%     1.36%
Portfolio Turnover Rate.................          4%          3%        1%        4%        0%
------------------------------------------------------------------------------------------------

                                         DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                         --------------------------------------------------
                                            YEAR       YEAR      YEAR      YEAR      YEAR
                                           ENDED      ENDED     ENDED     ENDED     ENDED
                                          OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                            2017       2016      2015      2014      2013
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year...... $    10.33  $  10.34  $  10.33  $  10.31  $  10.34
                                         ----------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......       0.09      0.09      0.08      0.09      0.10
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............      (0.02)    (0.01)     0.01      0.01     (0.03)
                                         ----------  --------  --------  --------  --------
   Total from Investment Operations.....       0.07      0.08      0.09      0.10      0.07
--------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................      (0.09)    (0.09)    (0.08)    (0.08)    (0.10)
                                         ----------  --------  --------  --------  --------
   Total Distributions..................      (0.09)    (0.09)    (0.08)    (0.08)    (0.10)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year............ $    10.31  $  10.33  $  10.34  $  10.33  $  10.31
=======================================  ==========  ========  ========  ========  ========
Total Return............................       0.68%     0.79%     0.87%     1.02%     0.70%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..... $1,031,539  $880,209  $825,484  $703,773  $521,090
Ratio of Expenses to Average Net Assets.       0.22%     0.22%     0.22%     0.22%     0.23%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees
 Paid Indirectly).......................       0.22%     0.22%     0.22%     0.22%     0.23%
Ratio of Net Investment Income to
 Average Net Assets.....................       0.88%     0.84%     0.78%     0.83%     0.98%
Portfolio Turnover Rate.................         19%       20%       23%       22%       28%
--------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                         --------------------------------------------------------

                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                          ENDED       ENDED       ENDED       ENDED       ENDED
                                         OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                           2017        2016        2015        2014        2013
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $  10.62    $  10.56    $  10.47    $  10.16    $ 10.30
                                          --------    --------    --------    --------   -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......     0.14        0.15        0.17        0.18       0.15
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............    (0.04)       0.07        0.08        0.30      (0.14)
                                          --------    --------    --------    --------   -------
   Total from Investment Operations.....     0.10        0.22        0.25        0.48       0.01
---------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................    (0.14)      (0.16)      (0.16)      (0.17)     (0.15)
 Net Realized Gains.....................       --          --          --          --         --
                                          --------    --------    --------    --------   -------
   Total Distributions..................    (0.14)      (0.16)      (0.16)      (0.17)     (0.15)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $  10.58    $  10.62    $  10.56    $  10.47    $ 10.16
=======================================  ==========  ==========  ==========  ==========  =========
Total Return............................     0.97%       2.10%       2.46%       4.82%      0.08%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $347,302    $255,893    $196,624    $140,424    $97,199
Ratio of Expenses to Average Net Assets.     0.23%       0.23%       0.23%       0.23%      0.23%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees
 Paid Indirectly).......................     0.23%       0.23%       0.23%       0.24%      0.26%
Ratio of Net Investment Income to
 Average Net Assets.....................     1.36%       1.42%       1.59%       1.75%      1.48%
Portfolio Turnover Rate.................        7%          4%          2%         14%        11%
---------------------------------------------------------------------------------------------------

                                          DFA NY MUNICIPAL BOND PORTFOLIO
                                         --------------------------
                                                               PERIOD
                                           YEAR     YEAR      JUNE 16,
                                          ENDED    ENDED     2015(A) TO
                                         OCT. 31, OCT. 31,    OCT. 31,
                                           2017     2016        2015
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $ 10.25  $ 10.14   $ 10.00
                                         -------  -------   -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......    0.11     0.11      0.05
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............   (0.01)    0.12      0.12
                                         -------  -------   -------
   Total from Investment Operations.....    0.10     0.23      0.17
--------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................   (0.11)   (0.12)    (0.03)
 Net Realized Gains.....................      --       --        --
                                         -------  -------   -------
   Total Distributions..................   (0.11)   (0.12)    (0.03)
--------------------------------------------------------------------------
Net Asset Value, End of Period.......... $ 10.24  $ 10.25   $ 10.14
=======================================  ======== ======== ==========
Total Return............................    0.94%    2.29%     1.75%(D)
--------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $91,204  $57,581   $28,985
Ratio of Expenses to Average Net Assets.    0.25%    0.25%     0.25%(C)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees
 Paid Indirectly).......................    0.25%    0.34%     0.51%(C)(E)
Ratio of Net Investment Income to
 Average Net Assets.....................    1.06%    1.10%     1.25%(C)(E)
Portfolio Turnover Rate.................      15%       1%        0%
--------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             DFA MN MUNICIPAL BOND PORTFOLIO
                                             -------------------------------
                                                         PERIOD
                                                        JULY 25,
                                                       2017(A) TO
                                                        OCT. 31,
                                                          2017
    ------------------------------------------------------------------------
    Net Asset Value, Beginning of Period....             $ 10.00
                                                         -------
    Income from Investment Operations
    ---------------------------------
     Net Investment Income (Loss) (A).......                0.02
     Net Gains (Losses) on Securities
       (Realized and Unrealized)............               (0.05)
                                                         -------
       Total from Investment Operations.....               (0.03)
    ------------------------------------------------------------------------
    Less Distributions
    ------------------
     Net Investment Income..................               (0.02)
     Net Realized Gains.....................                  --
                                                         -------
       Total Distributions..................               (0.02)
    ------------------------------------------------------------------------
    Net Asset Value, End of Period..........             $  9.95
    =======================================  ===============================
    Total Return............................               (0.28)%(D)
    ------------------------------------------------------------------------
    Net Assets, End of Period (thousands)...             $61,259
    Ratio of Expenses to Average Net Assets.                0.24%(C)(E)
    Ratio of Expenses to Average Net Assets
     (Excluding Fees (Waived), (Expenses
     Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor).............                0.37%(C)(E)
    Ratio of Net Investment Income to
     Average Net Assets.....................                0.96%(C)(E)
    Portfolio Turnover Rate.................                   0%(D)
    ------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, of which twenty-three (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   The DFA Diversified Fixed Income Portfolio achieves its investment objective by primarily investing in other series of the Fund (collectively, the "Underlying Funds"). At October 31, 2017, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                            PERCENTAGE
                                                                                             OWNERSHIP
FUND OF FUNDS                           UNDERLYING FUNDS                                    AT 10/31/17
-------------                           ----------------                                    -----------
DFA Diversified Fixed Income Portfolio  DFA Two-Year Global Fixed Income Portfolio              3%
                                        DFA Intermediate Government Fixed Income Portfolio      6%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

   The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

               DFA One-Year Fixed Income Portfolio........ 0.15%
               DFA Two-Year Global Fixed Income Portfolio. 0.15%

        DFA Selectively Hedged Global Fixed Income Portfolio...... 0.15%
        DFA Five-Year Global Fixed Income Portfolio............... 0.25%
        DFA World ex U.S. Government Fixed Income Portfolio....... 0.18%
        DFA Short-Term Government Portfolio....................... 0.17%
        DFA Intermediate Government Fixed Income Portfolio........ 0.10%
        DFA Short-Term Extended Quality Portfolio................. 0.20%
        DFA Intermediate-Term Extended Quality Portfolio.......... 0.20%
        DFA Targeted Credit Portfolio............................. 0.19%
        DFA Investment Grade Portfolio............................ 0.20%
        DFA Diversified Fixed Income Portfolio.................... 0.12%
        DFA LTIP Portfolio........................................ 0.10%
        DFA Inflation-Protected Securities Portfolio.............. 0.10%
        DFA Short-Duration Real Return Portfolio.................. 0.20%
        DFA Municipal Real Return Portfolio....................... 0.20%
        DFA Municipal Bond Portfolio.............................. 0.20%
        DFA Short-Term Municipal Bond Portfolio................... 0.20%
        DFA Intermediate-Term Municipal Bond Portfolio............ 0.20%
        DFA California Short-Term Municipal Bond Portfolio........ 0.20%
        DFA California Intermediate-Term Municipal Bond Portfolio. 0.20%
        DFA NY Municipal Bond Portfolio........................... 0.20%
        DFA MN Municipal Bond Portfolio........................... 0.25%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2018 (and February 28, 2019 with respect to the DFA MN Municipal Bond Portfolio), and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2017, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                               NET WAIVED FEES/
                                                                PREVIOUSLY     EXPENSES ASSUMED
                                                RECOVERY       WAIVED FEES/       (RECOVERED
                                  EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  PREVIOUSLY WAIVED
                                 LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE   FEES/EXPENSES
INSTITUTIONAL CLASS SHARES         AMOUNT   EXPENSES ASSUMED     RECOVERY          ASSUMED)
--------------------------       ---------- ---------------- ----------------- -----------------
DFA Selectively Hedged Global
  Fixed Income Portfolio (1)....    0.25%           --                --               --
DFA World ex U.S. Government
  Fixed Income Portfolio (1)....    0.20%         $  5            $  305             $ 69
DFA Short-Term Government
  Portfolio (2).................    0.20%           --                --               --
DFA Short-Term Extended Quality
  Portfolio (1).................    0.22%           44               605              245
DFA Intermediate-Term Extended
  Quality Portfolio (1).........    0.22%           19               284               38
DFA Targeted Credit
  Portfolio (1).................    0.20%            1               295              115
DFA Investment Grade
  Portfolio (3).................    0.22%          105             5,810              250

                                                                                  NET WAIVED FEES/
                                                                   PREVIOUSLY     EXPENSES ASSUMED
                                                   RECOVERY       WAIVED FEES/       (RECOVERED
                                     EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  PREVIOUSLY WAIVED
                                    LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE   FEES/EXPENSES
INSTITUTIONAL CLASS SHARES            AMOUNT   EXPENSES ASSUMED     RECOVERY          ASSUMED)
--------------------------          ---------- ---------------- ----------------- -----------------
DFA Diversified Fixed Income
  Portfolio (4)....................    0.15%           --             $520              $478
DFA LTIP Portfolio (1).............    0.15%         $  7               54                (5)
DFA Inflation-Protected Securities
  Portfolio (1)....................    0.20%           --               --                --
DFA Short-Duration Real Return
  Portfolio (5)....................    0.24%          113               20               (96)
DFA Municipal Real Return
  Portfolio (1)....................    0.27%           --               --                --
DFA Municipal Bond
  Portfolio (1)....................    0.23%            3              113                22
DFA Short-Term Municipal Bond
  Portfolio (2)....................    0.30%           --               --                --
DFA Intermediate-Term Municipal
  Bond Portfolio (1)...............    0.23%           82               23               (52)
DFA California Short-Term
  Municipal Bond Portfolio (1).....    0.30%           --               --                --
DFA California Intermediate-Term
  Municipal Bond Portfolio (1).....    0.23%           20               10               (13)
DFA NY Municipal Bond
  Portfolio (1)....................    0.25%            2               64                 2
DFA MN Municipal Bond
  Portfolio (1)....................    0.32%           --               20                20

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of each of the Portfolios listed above so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of each such Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (3) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the

Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (4) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (5) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the "Underlying Funds"). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

In addition, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                                FEES PAID
                                                                INDIRECTLY
                                                                ----------
     DFA Two-Year Global Fixed Income Portfolio................    $174
     DFA Selectively Hedged Global Fixed Income Portfolio......      24
     DFA Five-Year Global Fixed Income Portfolio...............     346
     DFA World ex U.S. Government Fixed Income Portfolio.......      66
     DFA Short-Term Extended Quality Portfolio.................      76
     DFA Targeted Credit Portfolio.............................       2
     DFA Municipal Real Return Portfolio.......................      22
     DFA Municipal Bond Portfolio..............................       7
     DFA Short-Term Municipal Bond Portfolio...................      43
     DFA Intermediate-Term Municipal Bond Portfolio............      33
     DFA California Short-Term Municipal Bond Portfolio........      18
     DFA California Intermediate-Term Municipal Bond Portfolio.       7
     DFA NY Municipal Bond Portfolio...........................       3

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

        DFA One-Year Fixed Income Portfolio....................... $406
        DFA Two-Year Global Fixed Income Portfolio................  326
        DFA Selectively Hedged Global Fixed Income Portfolio......   31
        DFA Five-Year Global Fixed Income Portfolio...............  331
        DFA World ex U.S. Government Fixed Income Portfolio.......   10
        DFA Short-Term Government Portfolio.......................   79
        DFA Intermediate Government Fixed Income Portfolio........  131
        DFA Short-Term Extended Quality Portfolio.................   91
        DFA Intermediate-Term Extended Quality Portfolio..........   30
        DFA Targeted Credit Portfolio.............................    3
        DFA Investment Grade Portfolio............................   78
        DFA Diversified Fixed Income Portfolio....................    2
        DFA LTIP Portfolio........................................    1
        DFA Inflation-Protected Securities Portfolio..............   91
        DFA Short-Duration Real Return Portfolio..................   11
        DFA Municipal Real Return Portfolio.......................    5
        DFA Municipal Bond Portfolio..............................    2
        DFA Short-Term Municipal Bond Portfolio...................   83
        DFA Intermediate-Term Municipal Bond Portfolio............   16
        DFA California Short-Term Municipal Bond Portfolio........   22
        DFA California Intermediate-Term Municipal Bond Portfolio.    4
        DFA NY Municipal Bond Portfolio...........................    1
        DFA MN Municipal Bond Portfolio...........................   --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                                         U.S. GOVERNMENT       OTHER INVESTMENT
                                                           SECURITIES             SECURITIES
                                                      --------------------- ----------------------
                                                      PURCHASES    SALES     PURCHASES    SALES
                                                      ---------- ---------- ----------- ----------
DFA One-Year Fixed Income Portfolio.................. $1,565,673 $1,474,236 $ 4,378,683 $4,040,881
DFA Two-Year Global Fixed Income Portfolio...........  1,241,808  1,550,662   5,232,131  4,384,372
DFA Selectively Hedged Global Fixed Income Portfolio.    260,679    289,931     446,870    261,923
DFA Five-Year Global Fixed Income Portfolio..........     38,272    219,853  10,514,628  8,827,585
DFA World ex U.S. Government Fixed Income
  Portfolio..........................................     32,810     63,112     518,750    356,079
DFA Short-Term Government Portfolio..................    894,474    729,238          --         --
DFA Intermediate Government Fixed Income Portfolio...  1,479,859    498,147          --         --
DFA Short-Term Extended Quality Portfolio............     48,519    115,675   2,014,592  1,042,267
DFA Intermediate-Term Extended Quality Portfolio.....     33,235     31,050     655,649    250,859

                                                             U.S. GOVERNMENT    OTHER INVESTMENT
                                                               SECURITIES          SECURITIES
                                                           ------------------- -------------------
                                                           PURCHASES   SALES   PURCHASES   SALES
                                                           ---------- -------- ---------- --------
DFA Targeted Credit Portfolio............................. $    3,985 $  4,010 $  336,538 $175,102
DFA Investment Grade Portfolio............................  1,755,352  313,828  1,639,987  973,864
DFA Diversified Fixed Income Portfolio....................    101,427   18,633    336,392       --
DFA LTIP Portfolio........................................     65,417    1,598         --       --
DFA Inflation-Protected Securities Portfolio..............  1,518,538  645,776         --       --
DFA Short-Duration Real Return Portfolio..................    108,803  132,447    461,462  220,238
DFA Municipal Real Return Portfolio.......................         --       --    294,243   26,188
DFA Municipal Bond Portfolio..............................         --       --    167,559   22,649
DFA Short-Term Municipal Bond Portfolio...................         --       --    665,437  344,707
DFA Intermediate-Term Municipal Bond Portfolio............         --       --    491,424   52,218
DFA California Short-Term Municipal Bond Portfolio........         --       --    369,056  170,675
DFA California Intermediate-Term Municipal Bond Portfolio.         --       --    118,355   19,625
DFA NY Municipal Bond Portfolio...........................         --       --     47,938   10,446
DFA MN Municipal Bond Portfolio...........................         --       --     58,781      215

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                             NET REALIZED                                        DIVIDEND
                                                             GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                             ON SALES OF   UNREALIZED                           AFFILIATED
                            BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                             10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                           ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
DFA ONE-YEAR FIXED
 INCOME PORTFOLIO
DFA Short Term Investment
 Fund......................  $59,734   $  816,560 $  775,715     $ (5)        $(10)      $100,564     8,691       $1,065
                             -------   ---------- ----------     ----         ----       --------     -----       ------
TOTAL......................  $59,734   $  816,560 $  775,715     $ (5)        $(10)      $100,564     8,691       $1,065
                             =======   ========== ==========     ====         ====       ========     =====       ======

DFA TWO-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
DFA Short Term Investment
 Fund......................  $85,955   $1,294,747 $1,353,671     $ 10         $(11)      $ 27,030     2,336       $  610
                             -------   ---------- ----------     ----         ----       --------     -----       ------
TOTAL......................  $85,955   $1,294,747 $1,353,671     $ 10         $(11)      $ 27,030     2,336       $  610
                             =======   ========== ==========     ====         ====       ========     =====       ======

DFA SELECTIVELY HEDGED
 GLOBAL FIXED INCOME
 PORTFOLIO
DFA Short Term Investment
 Fund......................  $ 7,480   $1,125,376 $1,132,855     $ --         $ --       $      1        --       $  406
                             -------   ---------- ----------     ----         ----       --------     -----       ------
TOTAL......................  $ 7,480   $1,125,376 $1,132,855     $ --         $ --       $      1        --       $  406
                             =======   ========== ==========     ====         ====       ========     =====       ======

DFA FIVE-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
DFA Short Term Investment
 Fund......................  $59,265   $  830,606 $  812,465     $(14)        $(11)      $ 77,381     6,687       $  935
                             -------   ---------- ----------     ----         ----       --------     -----       ------
TOTAL......................  $59,265   $  830,606 $  812,465     $(14)        $(11)      $ 77,381     6,687       $  935
                             =======   ========== ==========     ====         ====       ========     =====       ======

DFA SHORT-TERM EXTENDED
 QUALITY PORTFOLIO
DFA Short Term Investment
 Fund......................  $95,087   $  370,621 $  444,467     $ 13         $(12)      $ 21,242     1,836       $  575
                             -------   ---------- ----------     ----         ----       --------     -----       ------
TOTAL......................  $95,087   $  370,621 $  444,467     $ 13         $(12)      $ 21,242     1,836       $  575
                             =======   ========== ==========     ====         ====       ========     =====       ======

                            CAPITAL GAIN
                            DISTRIBUTIONS
                                FROM
                             AFFILIATED
                             INVESTMENT
-                           -------------
DFA ONE-YEAR FIXED
 INCOME PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
TOTAL......................      --
                                 ==

DFA TWO-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
TOTAL......................      --
                                 ==

DFA SELECTIVELY HEDGED
 GLOBAL FIXED INCOME
 PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
TOTAL......................      --
                                 ==

DFA FIVE-YEAR GLOBAL FIXED
 INCOME PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
TOTAL......................      --
                                 ==

DFA SHORT-TERM EXTENDED
 QUALITY PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
TOTAL......................      --
                                 ==

                                                            NET REALIZED                                        DIVIDEND
                                                            GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                            ON SALES OF   UNREALIZED                           AFFILIATED
                           BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                            10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
-                          ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
DFA INTERMEDIATE-TERM
 EXTENDED QUALITY
 PORTFOLIO
DFA Short Term Investment
 Fund.....................  $ 34,834  $  459,337 $  438,684     $(2)        $    (8)    $ 55,477      4,795      $  730
                            --------  ---------- ----------     ---         -------     --------     ------      ------
TOTAL.....................  $ 34,834  $  459,337 $  438,684     $(2)        $    (8)    $ 55,477      4,795      $  730
                            ========  ========== ==========     ===         =======     ========     ======      ======

DFA TARGETED CREDIT
 PORTFOLIO
DFA Short Term Investment
 Fund.....................  $  4,305  $   53,180 $   50,148      --         $    (1)    $  7,336        634      $  113
                            --------  ---------- ----------     ---         -------     --------     ------      ------
TOTAL.....................  $  4,305  $   53,180 $   50,148      --         $    (1)    $  7,336        634      $  113
                            ========  ========== ==========     ===         =======     ========     ======      ======

DFA INVESTMENT GRADE
 PORTFOLIO
DFA Short Term Investment
 Fund.....................  $233,173  $7,056,977 $6,970,439     $ 4         $   (43)    $319,672     27,627      $6,199
                            --------  ---------- ----------     ---         -------     --------     ------      ------
TOTAL.....................  $233,173  $7,056,977 $6,970,439     $ 4         $   (43)    $319,672     27,627      $6,199
                            ========  ========== ==========     ===         =======     ========     ======      ======

DFA DIVERSIFIED FIXED
 INCOME PORTFOLIO
Investment in DFA
 Intermediate Government
 Fixed Income Portfolio...  $ 54,746  $  210,898         --      --         $(1,909)    $263,735     21,184      $3,443
DFA Two-Year Global Fixed
 Income Portfolio.........    32,806     125,494         --      --             323      158,623     15,878         838
                            --------  ---------- ----------     ---         -------     --------     ------      ------
TOTAL.....................  $ 87,552  $  336,392         --      --         $(1,586)    $422,358     37,062      $4,281
                            ========  ========== ==========     ===         =======     ========     ======      ======

DFA SHORT-DURATION REAL
 RETURN PORTFOLIO
DFA Short Term Investment
 Fund.....................  $ 54,382  $  205,124 $  230,630     $ 7         $    (9)    $ 28,874      2,495      $  454
                            --------  ---------- ----------     ---         -------     --------     ------      ------
TOTAL.....................  $ 54,382  $  205,124 $  230,630     $ 7         $    (9)    $ 28,874      2,495      $  454
                            ========  ========== ==========     ===         =======     ========     ======      ======

                           CAPITAL GAIN
                           DISTRIBUTIONS
                               FROM
                            AFFILIATED
                            INVESTMENT
-                          -------------
DFA INTERMEDIATE-TERM
 EXTENDED QUALITY
 PORTFOLIO
DFA Short Term Investment
 Fund.....................       --
                               ----
TOTAL.....................       --
                               ====

DFA TARGETED CREDIT
 PORTFOLIO
DFA Short Term Investment
 Fund.....................       --
                               ----
TOTAL.....................       --
                               ====

DFA INVESTMENT GRADE
 PORTFOLIO
DFA Short Term Investment
 Fund.....................       --
                               ----
TOTAL.....................       --
                               ====

DFA DIVERSIFIED FIXED
 INCOME PORTFOLIO
Investment in DFA
 Intermediate Government
 Fixed Income Portfolio...     $215
DFA Two-Year Global Fixed
 Income Portfolio.........       --
                               ----
TOTAL.....................     $215
                               ====

DFA SHORT-DURATION REAL
 RETURN PORTFOLIO
DFA Short Term Investment
 Fund.....................       --
                               ----
TOTAL.....................       --
                               ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains/losses, non-deductible expenses, expiration of capital loss carryovers, distribution redesignations and short term distributions from underlying RICs were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                         INCREASE       INCREASE
                                                                        (DECREASE)     (DECREASE)
                                                         INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                        (DECREASE)    NET INVESTMENT  NET REALIZED
                                                      PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                      --------------- -------------- --------------
DFA One-Year Fixed Income Portfolio..................    $  2,052        $ (2,053)      $     1
DFA Two-Year Global Fixed Income Portfolio...........         766         (18,714)       17,948
DFA Selectively Hedged Global Fixed Income Portfolio.         569          (2,970)        2,401
DFA Five-Year Global Fixed Income Portfolio..........       6,178         (35,494)       29,316
DFA World ex U.S. Government Fixed Income Portfolio..     (30,455)        (13,047)       43,502
DFA Short-Term Government Portfolio..................         562            (564)            2
DFA Intermediate Government Fixed Income Portfolio...       1,270          (1,200)          (70)
DFA Short-Term Extended Quality Portfolio............       1,443          (6,424)        4,981
DFA Intermediate-Term Extended Quality Portfolio.....         764            (682)          (82)
DFA Targeted Credit Portfolio........................         214            (591)          377
DFA Investment Grade Portfolio.......................       2,443          (7,206)        4,763
DFA Diversified Fixed Income Portfolio...............          78             (10)          (68)
DFA LTIP Portfolio...................................          26             (76)           50
DFA Inflation-Protected Securities Portfolio.........       1,105          (1,107)            2
DFA Short-Duration Real Return Portfolio.............          --          (2,461)        2,461
DFA Municipal Real Return Portfolio..................          --              --            --
DFA Municipal Bond Portfolio.........................          --              --            --
DFA Short-Term Municipal Bond Portfolio..............          --              --            --
DFA Intermediate-Term Municipal Bond Portfolio.......          --              --            --
DFA California Short-Term Municipal Bond Portfolio...          --              --            --
DFA California Intermediate-Term Municipal Bond
  Portfolio..........................................          --              --            --
DFA NY Municipal Bond Portfolio......................          --              --            --
DFA MN Municipal Bond Portfolio......................          --              --            --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                                      NET INVESTMENT
                                                        INCOME AND
                                                        SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                      CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                      -------------- ------------- ---------- --------
DFA One-Year Fixed Income Portfolio
2016.................................................    $ 55,296       $ 2,550        --     $ 57,846
2017.................................................      75,758           403        --       76,161
DFA Two-Year Global Fixed Income Portfolio
2016.................................................      24,459            --        --       24,459
2017.................................................      46,352            --        --       46,352
DFA Selectively Hedged Global Fixed Income Portfolio
2016.................................................      10,482            --        --       10,482
2017.................................................      16,079            --        --       16,079
DFA Five-Year Global Fixed Income Portfolio
2016.................................................     186,372        30,555        --      216,927
2017.................................................     225,389        42,519        --      267,908
DFA World ex U.S. Government Fixed Income Portfolio
2016.................................................      37,065           629        --       37,694
2017.................................................      19,427           550        --       19,977
DFA Short-Term Government Portfolio
2016.................................................      24,266         5,104        --       29,370
2017.................................................      25,111         4,717        --       29,828

                                                           NET INVESTMENT
                                                             INCOME AND
                                                             SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                           CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                           -------------- ------------- ---------- --------
DFA Intermediate Government Fixed Income Portfolio
2016......................................................    $ 68,307       $14,801          --   $ 83,108
2017......................................................      88,513         6,710          --     95,223
DFA Short-Term Extended Quality Portfolio
2016......................................................      75,753         5,231          --     80,984
2017......................................................      84,613             4          --     84,617
DFA Intermediate-Term Extended Quality Portfolio
2016......................................................      38,250         5,135          --     43,385
2017......................................................      46,757         2,020          --     48,777
DFA Targeted Credit Portfolio
2016......................................................       6,004            --          --      6,004
2017......................................................       9,264            --          --      9,264
DFA Investment Grade Portfolio
2016......................................................     101,641        13,535          --    115,176
2017......................................................     150,794            --          --    150,794
DFA Diversified Fixed Income Portfolio
2016......................................................         110            --          --        110
2017......................................................       5,141            --          --      5,141
DFA LTIP Portfolio
2016......................................................         786            --          --        786
2017......................................................       2,415            --          --      2,415
DFA Inflation-Protected Securities Portfolio
2016......................................................      36,066         2,828          --     38,894
2017......................................................      78,014         8,864          --     86,878
DFA Short-Duration Real Return Portfolio
2016......................................................       9,645            --          --      9,645
2017......................................................      13,087            --          --     13,087
DFA Municipal Real Return Portfolio
2016......................................................          --            --     $ 4,131      4,131
2017......................................................          --            --       8,396      8,396
DFA Municipal Bond Portfolio
2016......................................................          --            --       1,922      1,922
2017......................................................          --            --       3,378      3,378
DFA Short-Term Municipal Bond Portfolio
2016......................................................          --            --      21,005     21,005
2017......................................................          --            --      22,189     22,189
DFA Intermediate-Term Municipal Bond Portfolio
2016......................................................          --            --      15,739     15,739
2017......................................................          --            --      20,181     20,181
DFA California Short-Term Municipal Bond Portfolio
2016......................................................          --            --       7,440      7,440
2017......................................................          --            --       8,471      8,471
DFA California Intermediate-Term Municipal Bond Portfolio
2016......................................................          --            --       3,364      3,364
2017......................................................          --            --       4,115      4,115
DFA NY Municipal Bond Portfolio
2016......................................................          --            --         487        487
2017......................................................          --            --         796        796
DFA MN Municipal Bond Portfolio
2017......................................................          --            --         131        131

   The DFA MN Municipal Bond Portfolio commenced operations on July 25, 2017, and did not pay any distributions for the year ended October 31, 2016.

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                           NET INVESTMENT
                                                             INCOME AND
                                                             SHORT-TERM     LONG-TERM
                                                           CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                           -------------- ------------- -------
DFA One-Year Fixed Income Portfolio.......................    $(2,052)           --     $(2,052)
DFA Two-Year Global Fixed Income Portfolio................       (766)           --        (766)
DFA Selectively Hedged Global Fixed Income Portfolio......       (569)           --        (569)
DFA Five-Year Global Fixed Income Portfolio...............     (5,964)        $(214)     (6,178)
DFA World ex U.S. Government Fixed Income Portfolio.......         --            --          --
DFA Short-Term Government Portfolio.......................       (562)           --        (562)
DFA Intermediate Government Fixed Income Portfolio........     (1,200)          (70)     (1,270)
DFA Short-Term Extended Quality Portfolio.................     (1,386)          (57)     (1,443)
DFA Intermediate-Term Extended Quality Portfolio..........       (681)          (83)       (764)
DFA Targeted Credit Portfolio.............................       (196)          (18)       (214)
DFA Investment Grade Portfolio............................     (2,443)           --      (2,443)
DFA Diversified Fixed Income Portfolio....................        (77)           (1)        (78)
DFA LTIP Portfolio........................................        (26)           --         (26)
DFA Inflation-Protected Securities Portfolio..............     (1,105)           --      (1,105)
DFA Short-Duration Real Return Portfolio..................         --            --          --
DFA Municipal Real Return Portfolio.......................         --            --          --
DFA Municipal Bond Portfolio..............................         --            --          --
DFA Short-Term Municipal Bond Portfolio...................         --            --          --
DFA Intermediate-Term Municipal Bond Portfolio............         --            --          --
DFA California Short-Term Municipal Bond Portfolio........         --            --          --
DFA California Intermediate-Term Municipal Bond Portfolio.         --            --          --
DFA NY Municipal Bond Portfolio...........................         --            --          --
DFA MN Municipal Bond Portfolio...........................         --            --          --

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                     UNDISTRIBUTED                                               TOTAL NET
                                     NET INVESTMENT                                            DISTRIBUTABLE
                                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                     -------------- ------------- ------------- -------------- -------------
DFA One-Year Fixed Income
  Portfolio.........................    $    398           --       $ (3,162)      $(10,506)     $(13,270)
DFA Two-Year Global Fixed Income
  Portfolio.........................      35,430           --         (7,424)       (16,527)       11,479
DFA Selectively Hedged Global Fixed
  Income Portfolio..................      16,780           --        (78,906)          (495)      (62,621)
DFA Five-Year Global Fixed Income
  Portfolio.........................     115,063       $9,217             --        (24,212)      100,068
DFA World ex U.S. Government Fixed
  Income Portfolio..................          --           --           (171)        26,484        26,313
DFA Short-Term Government
  Portfolio.........................       2,637           --           (294)       (17,066)      (14,723)
DFA Intermediate Government Fixed
  Income Portfolio..................       9,396        4,998             --        (12,172)        2,222

                                      UNDISTRIBUTED                                               TOTAL NET
                                      NET INVESTMENT                                            DISTRIBUTABLE
                                        INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                        SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                      CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                      -------------- ------------- ------------- -------------- -------------
DFA Short-Term Extended Quality
  Portfolio..........................    $14,683        $4,054             --       $ 1,180        $19,917
DFA Intermediate-Term Extended
  Quality Portfolio..................        479         5,639             --        12,162         18,280
DFA Targeted Credit Portfolio........      1,558           906             --           543          3,007
DFA Investment Grade Portfolio.......     27,512            --       $ (2,725)       30,614         55,401
DFA Diversified Fixed Income
  Portfolio..........................        254            98             --        (2,426)        (2,074)
DFA LTIP Portfolio...................        359            --           (387)        2,029          2,001
DFA Inflation-Protected Securities
  Portfolio..........................     11,501            --           (980)       54,202         64,723
DFA Short-Duration Real Return
  Portfolio..........................     16,201            --        (16,329)        3,680          3,552
DFA Municipal Real Return Portfolio..        163            --         (2,664)       10,882          8,381
DFA Municipal Bond Portfolio.........         69            --            (28)        1,661          1,702
DFA Short-Term Municipal Bond
  Portfolio..........................        418            --           (106)        6,385          6,697
DFA Intermediate-Term Municipal Bond
  Portfolio..........................        395            --           (104)       18,855         19,146
DFA California Short-Term Municipal
  Bond Portfolio.....................        134            --            (23)        4,398          4,509
DFA California Intermediate-Term
  Municipal Bond Portfolio...........         82            --             (8)        5,238          5,312
DFA NY Municipal Bond Portfolio......         15            --             (1)          705            719
DFA MN Municipal Bond Portfolio......          5            --             --          (299)          (294)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                      2018 2019 UNLIMITED  TOTAL
                                                      ---- ---- --------- -------
DFA One-Year Fixed Income Portfolio..................  --   --   $ 3,162  $ 3,162
DFA Two-Year Global Fixed Income Portfolio...........  --   --     7,424    7,424
DFA Selectively Hedged Global Fixed Income Portfolio.  --   --    78,906   78,906
DFA Five-Year Global Fixed Income Portfolio..........  --   --        --       --
DFA World ex U.S. Government Fixed Income Portfolio..  --   --       171      171
DFA Short-Term Government Portfolio..................  --   --       294      294
DFA Intermediate Government Fixed Income Portfolio...  --   --        --       --
DFA Short-Term Extended Quality Portfolio............  --   --        --       --
DFA Intermediate-Term Extended Quality Portfolio.....  --   --        --       --
DFA Targeted Credit Portfolio........................  --   --        --       --
DFA Investment Grade Portfolio.......................  --   --     2,725    2,725
DFA Diversified Fixed Income Portfolio...............  --   --        --       --
DFA LTIP Portfolio...................................  --   --       387      387

                                                           2018 2019 UNLIMITED  TOTAL
                                                           ---- ---- --------- -------
DFA Inflation-Protected Securities Portfolio..............  --   --   $   980  $   980
DFA Short-Duration Real Return Portfolio..................  --   --    16,329   16,329
DFA Municipal Real Return Portfolio.......................  --   --     2,664    2,664
DFA Municipal Bond Portfolio..............................  --   --        28       28
DFA Short-Term Municipal Bond Portfolio...................  --  $ 3       103      106
DFA Intermediate-Term Municipal Bond Portfolio............  --   --       104      104
DFA California Short-Term Municipal Bond Portfolio........ $ 1    3        19       23
DFA California Intermediate-Term Municipal Bond Portfolio.  --   --         8        8
DFA NY Municipal Bond Portfolio...........................  --   --         1        1
DFA MN Municipal Bond Portfolio...........................  --   --        --       --

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

       DFA Short-Term Extended Quality Portfolio................. $  612
       DFA Targeted Credit Portfolio.............................    121
       DFA Investment Grade Portfolio............................  4,492
       DFA California Intermediate-Term Municipal Bond Portfolio.      2

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               NET
                                                                                            UNREALIZED
                                                     FEDERAL     UNREALIZED   UNREALIZED   APPRECIATION
                                                     TAX COST   APPRECIATION DEPRECIATION (DEPRECIATION)
                                                    ----------- ------------ ------------ --------------
DFA One-Year Fixed Income Portfolio................ $ 7,563,022   $  1,049    $ (11,555)     $(10,506)
DFA Two-Year Global Fixed Income Portfolio.........   5,210,913     31,659      (48,186)      (16,527)
DFA Selectively Hedged Global Fixed Income
  Portfolio........................................   1,114,644      8,729       (9,225)         (496)
DFA Five-Year Global Fixed Income Portfolio........  14,009,169    123,760     (147,972)      (24,212)
DFA World ex U.S. Government Fixed Income
  Portfolio........................................     890,068     23,243       (7,036)       16,207
DFA Short-Term Government Portfolio................   2,227,102        381      (17,448)      (17,067)
DFA Intermediate Government Fixed Income Portfolio.   4,596,856     32,200      (44,371)      (12,171)
DFA Short-Term Extended Quality Portfolio..........   5,538,268     22,341      (21,161)        1,180
DFA Intermediate-Term Extended Quality Portfolio...   1,827,166     21,225       (9,062)       12,163
DFA Targeted Credit Portfolio......................     513,981      2,738       (2,196)          542
DFA Investment Grade Portfolio.....................   8,381,276     74,905      (44,291)       30,614
DFA Diversified Fixed Income Portfolio.............     533,822        369       (2,795)       (2,426)
DFA LTIP Portfolio.................................     121,421      2,682         (654)        2,028
DFA Inflation-Protected Securities Portfolio.......   4,294,632     69,332      (15,130)       54,202
DFA Short-Duration Real Return Portfolio...........   1,142,679     16,097      (12,417)        3,680
DFA Municipal Real Return Portfolio................     703,209     15,096       (4,214)       10,882
DFA Municipal Bond Portfolio.......................     343,066      2,384         (723)        1,661
DFA Short-Term Municipal Bond Portfolio............   2,484,988      7,674       (1,290)        6,384
DFA Intermediate-Term Municipal Bond Portfolio.....   1,623,528     22,475       (3,620)       18,855
DFA California Short-Term Municipal Bond Portfolio.   1,010,108      5,090         (692)        4,398
DFA California Intermediate-Term Municipal Bond
  Portfolio........................................     337,432      5,785         (547)        5,238
DFA NY Municipal Bond Portfolio....................      89,151        763          (58)          705
DFA MN Municipal Bond Portfolio....................      60,314         25         (324)         (299)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio and DFA Municipal Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio's value. For example, if interest rates rise due to reasons other than inflation, Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The International Fixed Income Portfolios noted below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. SWAP AGREEMENTS: The DFA Short-Duration Real Return Portfolio and DFA Municipal Real Return Portfolio may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the DFA Short-Duration Real Return Portfolio and DFA Municipal Real Return Portfolio to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating "synthetic" inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the DFA Short-Duration Real Return Portfolio and DFA Municipal Real Return Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

   The Advisor and the Fund do not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions. Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                          FORWARD
                                                         CURRENCY     SWAP
                                                         CONTRACTS  CONTRACTS
                                                         ---------- ---------
   DFA Two-Year Global Fixed Income Portfolio........... $  385,497       --
   DFA Selectively Hedged Global Fixed Income Portfolio.    335,972       --
   DFA Five-Year Global Fixed Income Portfolio..........  1,125,272       --
   DFA World ex U.S. Government Fixed Income Portfolio..    930,164       --
   DFA Short-Term Extended Quality Portfolio............     97,075       --
   DFA Targeted Credit Portfolio........................     13,643       --
   DFA Investment Grade Portfolio.......................     37,310       --
   DFA Short-Duration Real Return Portfolio.............     51,126 $996,308
   DFA Municipal Real Return Portfolio..................         --  613,308

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of October 31, 2017:

                                LOCATION ON THE STATEMENTS OF ASSETS AND
                                              LIABILITIES
                           ---------------------------------------------------
 DERIVATIVE TYPE              ASSET DERIVATIVES        LIABILITY DERIVATIVES
 ---------------           ------------------------   ------------------------
 Forward currency          Unrealized Gain on         Unrealized Loss on
   contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Inflation Swap contracts  Unrealized Gain on Swap    Unrealized Loss on Swap
                             Contracts                  Contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                                            ASSET DERIVATIVES VALUE
                                                      -----------------------------------
                                                        TOTAL VALUE     FORWARD
                                                             AT        CURRENCY    SWAP
                                                      OCTOBER 31, 2017 CONTRACTS CONTRACTS
-                                                     ---------------- --------- ---------
DFA Two-Year Global Fixed Income Portfolio...........     $27,463       $27,463        --
DFA Selectively Hedged Global Fixed Income Portfolio.       4,509         4,509        --
DFA Five-Year Global Fixed Income Portfolio..........      76,421        76,421        --
DFA World ex U.S. Government Fixed Income Portfolio..      11,275        11,275        --
DFA Short-Term Extended Quality Portfolio............       9,192         9,192        --
DFA Targeted Credit Portfolio........................         866           866        --
DFA Investment Grade Portfolio.......................       2,226         2,226        --
DFA Short-Duration Real Return Portfolio.............      11,340         3,717   $ 7,623
DFA Municipal Real Return Portfolio..................       9,319            --     9,319


                                                          LIABILITY DERIVATIVES VALUE
-                                                     -----------------------------------
                                                        TOTAL VALUE     FORWARD
                                                             AT        CURRENCY    SWAP
                                                      OCTOBER 31, 2017 CONTRACTS CONTRACTS
-                                                     ---------------- --------- ---------
DFA Two-Year Global Fixed Income Portfolio...........     $  (714)      $  (714)       --
DFA Selectively Hedged Global Fixed Income Portfolio.      (7,086)       (7,086)       --
DFA Five-Year Global Fixed Income Portfolio..........      (1,821)       (1,821)       --
DFA World ex U.S. Government Fixed Income Portfolio..        (998)         (998)       --
DFA Short-Term Extended Quality Portfolio............         (26)          (26)       --
DFA Targeted Credit Portfolio........................         (10)          (10)       --
DFA Short-Duration Real Return Portfolio.............      (3,544)          (99)  $(3,445)
DFA Municipal Real Return Portfolio..................      (1,500)           --    (1,500)

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the year ended October 31, 2017:

DERIVATIVE TYPE             LOCATION OF GAIN (LOSS) ON DERIVATIVES
---------------             --------------------------------------
Forward currency contracts  Net Realized Gain (Loss) on: Forward Currency
                              Transactions Change in Unrealized Appreciation
                              (Depreciation) of:
                              Translation of Foreign Currency Denominated Amounts

Inflation Swap contracts    Net Realized Gain (Loss) on: Swap Contracts Change in
                              Unrealized Appreciation (Depreciation) of:
                              Swap Contracts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

                                                         REALIZED GAIN (LOSS) ON
                                                               DERIVATIVES
                                                      ----------------------------
                                                                  FORWARD
                                                                 CURRENCY    SWAP
                                                        TOTAL    CONTRACTS CONTRACTS
                                                      --------   --------- ---------
DFA Two-Year Global Fixed Income Portfolio........... $(15,260)  $(15,260)       --
DFA Selectively Hedged Global Fixed Income Portfolio.   (1,675)    (1,675)       --
DFA Five-Year Global Fixed Income Portfolio..........  (29,234)   (29,234)       --
DFA World ex U.S. Government Fixed Income Portfolio..  (35,520)   (35,520)       --
DFA Short-Term Extended Quality Portfolio............   (5,021)    (5,021)       --
DFA Targeted Credit Portfolio........................     (137)      (137)       --
DFA Investment Grade Portfolio.......................   (4,776)    (4,776)       --
DFA Short-Duration Real Return Portfolio.............   (6,739)    (2,531)  $(4,208)
DFA Municipal Real Return Portfolio..................   (1,007)        --    (1,007)

                                                          CHANGE IN UNREALIZED
                                                      APPRECIATION (DEPRECIATION) ON
                                                               DERIVATIVES
                                                      ----------------------------
                                                                  FORWARD
                                                                 CURRENCY    SWAP
                                                        TOTAL    CONTRACTS CONTRACTS
                                                      --------   --------- ---------
DFA Two-Year Global Fixed Income Portfolio........... $ 25,152   $ 25,152        --
DFA Selectively Hedged Global Fixed Income Portfolio.     (893)      (893)       --
DFA Five-Year Global Fixed Income Portfolio..........   73,100     73,100        --
DFA World ex U.S. Government Fixed Income Portfolio..    5,671      5,671        --
DFA Short-Term Extended Quality Portfolio............    9,166      9,166        --
DFA Targeted Credit Portfolio........................      844        844        --
DFA Investment Grade Portfolio.......................    2,226      2,226        --
DFA Short-Duration Real Return Portfolio.............   10,354      3,618   $ 6,736
DFA Municipal Real Return Portfolio..................    2,646         --     2,646

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the "Statement of assets and liabilities."

   The Portfolios are subject to master netting agreements ("MNA") with certain counterparties which govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA's are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA's contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

   The following tables present the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2017 (Amounts in thousands):

                                   NET                                                    NET
                                 AMOUNTS                                                AMOUNTS
                                   OF        GROSS AMOUNTS NOT                            OF        GROSS AMOUNTS NOT
                                 ASSETS        OFFSET IN THE                          LIABILITIES     OFFSET IN THE
                      GROSS     PRESENTED   STATEMENTS OF ASSETS                       PRESENTED   STATEMENTS OF ASSETS
                     AMOUNTS     IN THE       AND LIABILITIES                GROSS      IN THE       AND LIABILITIES
                        OF     STATEMENTS  ---------------------          AMOUNTS OF  STATEMENTS  ----------------------
                    RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET    RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                      ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT  LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION            (A)     LIABILITIES     (B)      RECEIVED   (C)        (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------         ---------- ----------- ----------- ---------- ------- ----------- ----------- ----------- ---------- ------
                                           ASSETS                                              LIABILITIES
                    ----------------------------------------------------- -----------------------------------------------------
DFA TWO-YEAR
 GLOBAL FIXED
 INCOME PORTFOLIO
Forward Currency
 Contracts.........  $27,463     $27,463     $  (714)        --   $26,749   $  714      $  714      $  (714)      --        --
DFA SELECTIVELY
 HEDGED GLOBAL
 FIXED INCOME
 PORTFOLIO
Forward Currency
 Contracts.........    4,509       4,509      (1,128)        --     3,381    7,086       7,086       (1,128)      --     5,958
DFA FIVE-YEAR
 GLOBAL FIXED
 INCOME PORTFOLIO
Forward Currency
 Contracts.........   76,421      76,421      (1,802)        --    74,619    1,821       1,821       (1,802)      --        19
DFA WORLD EX U.S.
 GOVERNMENT
 FIXED INCOME
 PORTFOLIO
Forward Currency
 Contracts.........   11,275      11,275        (998)        --    10,277      998         998         (998)      --        --
DFA SHORT-TERM
 EXTENDED
 QUALITY PORTFOLIO
Forward Currency
 Contracts.........    9,193       9,193         (26)        --     9,167       26          26          (26)      --        --
DFA TARGETED
 CREDIT PORTFOLIO
Forward Currency
 Contracts.........      866         866         (10)        --       856       10          10          (10)      --        --
DFA INVESTMENT
 GRADE PORTFOLIO
Forward Currency
 Contracts.........    2,226       2,226          --         --     2,226       --          --           --       --        --
DFA SHORT-
 DURATION REAL
 RETURN PORTFOLIO
Forward Currency
 Contracts.........    3,717       3,717         (99)        --     3,618       99          99          (99)      --        --
Swap Contracts.....    7,623       7,623      (3,395)   $(2,083)    2,145    3,445       3,445       (3,395)      --        50
DFA MUNICIPAL
 REAL RETURN
 PORTFOLIO
Swap Contracts.....    9,319       9,319      (1,500)    (4,168)    3,651    1,500       1,500       (1,500)      --        --

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

   Note I contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. SECURITIES LENDING:

   As of October 31, 2017, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The DFA One-Year Fixed Income Portfolio's non-cash collateral includes short and/or long term U.S. Treasuries and U.S. government agency securities with a market value of $507 (amount in thousands). Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                                          REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                       AS OF OCTOBER 31, 2017
                                                      ---------------------------------------------------------
                                                      OVERNIGHT AND            BETWEEN
                                                       CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
-                                                     ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
DFA ONE-YEAR FIXED INCOME PORTFOLIO
Bonds................................................ $100,564,051     --         --         --    $100,564,051
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Agency Obligations, Bonds............................   27,029,629     --         --         --      27,029,629
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
Bonds................................................   77,381,021     --         --         --      77,381,021
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
Agency Obligations, Bonds............................   21,242,277     --         --         --      21,242,277
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
Bonds................................................   55,477,266     --         --         --      55,477,266
DFA TARGETED CREDIT PORTFOLIO
Bonds................................................    7,336,083     --         --         --       7,336,083
DFA INVESTMENT GRADE PORTFOLIO
Agency Obligations, Bonds, U.S. Treasury Obligations.  319,671,877     --         --         --     319,671,877
DFA SHORT-DURATION REAL RETURN PORTFOLIO
Agency Obligations, Bonds............................   28,873,609     --         --         --      28,873,609

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

L. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                         APPROXIMATE
                                                                          PERCENTAGE
                                                            NUMBER OF   OF OUTSTANDING
                                                           SHAREHOLDERS     SHARES
                                                           ------------ --------------
DFA One-Year Fixed Income Portfolio.......................      5             75%
DFA Two-Year Global Fixed Income Portfolio................      4             80%
DFA Selectively Hedged Global Fixed Income Portfolio......      3             84%
DFA Five-Year Global Fixed Income Portfolio...............      3             77%
DFA World ex U.S. Government Fixed Income Portfolio.......      4             72%
DFA Short-Term Government Portfolio.......................      4             78%
DFA Intermediate Government Fixed Income Portfolio........      4             84%
DFA Short-Term Extended Quality Portfolio.................      4             77%
DFA Intermediate-Term Extended Quality Portfolio..........      6             82%
DFA Targeted Credit Portfolio.............................      3             83%
DFA Investment Grade Portfolio............................      4             88%
DFA Diversified Fixed Income Portfolio....................      3            100%
DFA LTIP Portfolio........................................      5             87%
DFA Inflation-Protected Securities Portfolio..............      4             55%
DFA Short-Duration Real Return Portfolio..................      3             85%
DFA Municipal Real Return Portfolio.......................      4             94%
DFA Municipal Bond Portfolio..............................      5            100%
DFA Short-Term Municipal Bond Portfolio...................      4             90%
DFA Intermediate-Term Municipal Bond Portfolio............      4             84%
DFA California Short-Term Municipal Bond Portfolio........      3             94%
DFA California Intermediate-Term Municipal Bond Portfolio.      4             96%
DFA NY Municipal Bond Portfolio...........................      3             91%
DFA MN Municipal Bond Portfolio...........................      1             99%

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA California Intermediate-Term Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio and DFA MN Municipal Bond Portfolio (twenty-three of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

   NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO RULE 19A-1 UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following funds paid distributions to shareholders of record a portion of which is estimated to be in excess of a fund's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Each Portfolio will send (or has sent) shareholders a Form 1099-DIV (or a financial intermediary should provide (or has provided) shareholders with similar information) for the relevant calendar year informing shareholders how to report these distributions for federal income tax purposes. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                             % BREAKDOWN OF DISTRIBUTION SOURCES
                                                           --------------------------------------
                                                            NET INCOME FOR    ACCUMULATED
                                                            THE CURRENT OR   UNDISTRIBUTED
                                                               PRECEDING      NET PROFITS  PAID-IN
                                                             FISCAL YEAR,    FROM THE SALE SURPLUS
                                                            AND ACCUMULATED  OF SECURITIES OR OTHER
                                                           UNDISTRIBUTED NET   OR OTHER    CAPITAL
PORTFOLIO NAME                                                  INCOME        PROPERTIES    SOURCE
--------------                                             ----------------- ------------- --------
DFA Municipal Real Return Portfolio
   August 30, 2017........................................        100%             0%         0%*
DFA Municipal Bond Portfolio
   August 30, 2017........................................         98%             0%         2%
DFA Short-Term Municipal Bond Portfolio
   August 30, 2017........................................         96%             0%         4%
DFA Intermediate-Term Municipal Bond Portfolio
   August 30, 2017........................................         99%             0%         1%
DFA California Short-Term Municipal Bond Portfolio
   August 30, 2017........................................         95%             0%         5%
DFA NY Municipal Bond Portfolio
   August 30, 2017........................................         97%             0%         3%
DFA Inflation-Protected Securities Portfolio
   September 28, 2017.....................................         97%             0%         3%
DFA California Intermediate-Term Municipal Bond Portfolio
   August 30, 2017........................................         99%             0%         1%
DFA Diversified Fixed Income Portfolio
   September 28, 2017.....................................         99%             0%         1%

----------
* Amount is less than 1%

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.



   NAME, ADDRESS                                                                          PORTFOLIOS WITHIN THE
       AND                        TERM OF OFFICE/1/ AND       PRINCIPAL OCCUPATION        DFA FUND COMPLEX/2/
   YEAR OF BIRTH      POSITION    LENGTH OF SERVICE            DURING PAST 5 YEARS              OVERSEEN
-----------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED TRUSTEES/DIRECTORS
----------------------------------------------------------------------------------------------------------------
George M.            Director of  DFAIDG-Since 1983      Leo Melamed Professor of         126 portfolios in 4
Constantinides       DFAIDG       DIG-Since 1993         Finance, University of Chicago   investment
University of        and DIG      DFAITC-Since 1992      Booth School of Business         companies
Chicago Booth        Trustee of   DEM-Since 1993         (since 1978).
School of Business   DFAITC
5807 S. Woodlawn     and DEM
Avenue
Chicago, IL 60637
1947
-----------------------------------------------------------------------------------------------------------------
Douglas W.           Director of  DFAIDG-Since June      Merton H. Miller Distinguished   126 portfolios in 4
Diamond              DFAIDG       2017                   Service Professor of Finance,    investment
University of        and DIG      DIG-Since June         University of Chicago Booth      companies
Chicago Booth        Trustee of   2017                   School of Business (since
School of Business   DFAITC       DFAITC-Since June      1988). Visiting Scholar,
5807 S. Woodlawn     and DEM      2017                   Federal Reserve Bank of
Avenue                            DEM-Since June         Richmond (since
Chicago, IL 60637                 2017                   1990). Formerly, Fischer Black
1953                                                     Visiting Professor of Financial
                                                         Economics, Alfred P. Sloan
                                                         School of
                                                         Management, Massachusetts
                                                         Institute of Technology (2015
                                                         to 2016).
-----------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson    Director of  DFAIDG-Since 1981      Professor in Practice Emeritus   126 portfolios in 4
Yale School of       DFAIDG       DIG-Since 1993         of Finance, Yale School of       investment
Management           and DIG      DFAITC-Since 1992      Management (since 1984).         companies
P.O. Box 208200      Trustee of   DEM-Since 1993         Chairman, CIO and Partner,
New Haven, CT        DFAITC                              Zebra Capital Management,
06520-8200           and DEM                             LLC (hedge fund and asset
1943                                                     manager) (since 2001).
                                                         Formerly, Consultant to
                                                         Morningstar, Inc. (2006-2016).
-----------------------------------------------------------------------------------------------------------------
Edward P. Lazear     Director of  DFAIDG-Since 2010      Distinguished Visiting Fellow,   126 portfolios in 4
Stanford University  DFAIDG       DIG-Since 2010         Becker Friedman Institute for    investment
Graduate School of   and DIG      DFAITC-Since 2010      Research in Economics,           companies
Business             Trustee of   DEM-Since 2010         University of Chicago (since
Knight Management    DFAITC                              2015). Morris Arnold Cox
Center, E346         and DEM                             Senior Fellow, Hoover
Stanford, CA 94305                                       Institution (since 2002). Jack
1948                                                     Steele Parker Professor of
                                                         Human Resources
                                                         Management and Economics,
                                                         Graduate School of Business,
                                                         Stanford University (since
                                                         1995). Cornerstone Research
                                                         (expert testimony and
                                                         economic and financial
                                                         analysis) (since 2009).
-----------------------------------------------------------------------------------------------------------------
Myron S. Scholes     Director of  DFAIDG-Since 1981      Chief Investment Strategist,     126 portfolios in 4
c/o Dimensional      DFAIDG       DIG-Since 1993         Janus Henderson Investors        investment
Fund Advisors LP     and DIG      DFAITC-Since 1992      (since 2014). Frank E. Buck      companies
6300 Bee Cave        Trustee of   DEM-Since 1993         Professor of Finance,
Road, Building One   DFAITC                              Emeritus, Graduate School of
Austin, TX 78746     and DEM                             Business, Stanford University
1941                                                     (since 1981).




-----------------------------------------------------------------------------------------------------------------

                                        OTHER
                                  DIRECTORSHIPS OF
                                  PUBLIC COMPANIES
     PRINCIPAL OCCUPATION            HELD DURING
      DURING PAST 5 YEARS           PAST 5 YEARS
-----------------------------------------------------

---------------------
Leo Melamed Professor of         None
Finance, University of Chicago
Booth School of Business
(since 1978).





-----------------------------------------------------
Merton H. Miller Distinguished   None
Service Professor of Finance,
University of Chicago Booth
School of Business (since
1988). Visiting Scholar,
Federal Reserve Bank of
Richmond (since
1990). Formerly, Fischer Black
Visiting Professor of Financial
Economics, Alfred P. Sloan
School of
Management, Massachusetts
Institute of Technology (2015
to 2016).
-----------------------------------------------------
Professor in Practice Emeritus   None
of Finance, Yale School of
Management (since 1984).
Chairman, CIO and Partner,
Zebra Capital Management,
LLC (hedge fund and asset
manager) (since 2001).
Formerly, Consultant to
Morningstar, Inc. (2006-2016).
-----------------------------------------------------
Distinguished Visiting Fellow,   None
Becker Friedman Institute for
Research in Economics,
University of Chicago (since
2015). Morris Arnold Cox
Senior Fellow, Hoover
Institution (since 2002). Jack
Steele Parker Professor of
Human Resources
Management and Economics,
Graduate School of Business,
Stanford University (since
1995). Cornerstone Research
(expert testimony and
economic and financial
analysis) (since 2009).
-----------------------------------------------------
Chief Investment Strategist,     Formerly, Adviser,
Janus Henderson Investors        Kuapay, Inc.
(since 2014). Frank E. Buck      (2013-2014).
Professor of Finance,            Formerly, Director,
Emeritus, Graduate School of     American Century
Business, Stanford University    Fund Complex
(since 1981).                    (registered
                                 investment
                                 companies) (43
                                 Portfolios) (1980-
                                 2014).
-----------------------------------------------------



  NAME, ADDRESS                                                                       PORTFOLIOS WITHIN THE
       AND                    TERM OF OFFICE/1/ AND       PRINCIPAL OCCUPATION        DFA FUND COMPLEX/2/
  YEAR OF BIRTH     POSITION  LENGTH OF SERVICE            DURING PAST 5 YEARS              OVERSEEN
-------------------------------------------------------------------------------------------------------------
Abbie J. Smith      Director   DFAIDG- Since         Boris and Irene Stern            126 portfolios in 4
University of       of         2000                  Distinguished Service Professor  investment
Chicago Booth       DFAIDG     DIG- Since 2000       of Accounting, University of     companies
School of Business  and DIG    DFAITC- Since         Chicago Booth School of
5807 S. Woodlawn    Trustee    2000                  Business (since 1980).
Avenue              of         DEM- Since 2000
Chicago, IL 60637   DFAITC
1953                and
                    DEM













-------------------------------------------------------------------------------------------------------------

                                         OTHER
                                   DIRECTORSHIPS OF
                                   PUBLIC COMPANIES
     PRINCIPAL OCCUPATION             HELD DURING
      DURING PAST 5 YEARS            PAST 5 YEARS
-------------------------------------------------------
Boris and Irene Stern            Lead Director,
Distinguished Service Professor  (beginning May
of Accounting, University of     2014) and Director
Chicago Booth School of          (since 2000), HNI
Business (since 1980).           Corporation
 (formerly known as
     HON Industries
     Inc.) (office
                        furniture); Director,
                                 Ryder System Inc.
                                 (transportation,
                                 logistics and
                                 supply-chain
                                 management)
                                 (since 2003); and
                                 Trustee, UBS
                                 Funds (3
                                 investment
                                 companies within
                                 the fund complex)
                                 (24 portfolios)
                                 (since 2009).
-------------------------------------------------------

                                                                                                                  OTHER
                                                                                                             DIRECTORSHIPS OF
NAME, ADDRESS                                                                         PORTFOLIOS WITHIN THE  PUBLIC COMPANIES
     AND                  TERM OF OFFICE/1/ AND         PRINCIPAL OCCUPATION          DFA FUND COMPLEX/2/      HELD DURING
YEAR OF BIRTH   POSITION  LENGTH OF SERVICE              DURING PAST 5 YEARS                OVERSEEN          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES/DIRECTORS*
------------------------------------------------------------------------------------------------------------------------------
David G. Booth  Chairman  DFAIDG-Since 1981      Chairman, Director/Trustee, and      126 portfolios in 4         None
6300 Bee Cave   Director  DIG-Since 1992         formerly, President and Co-Chief     investment
Road, Building  of        DFAITC-Since 1992      Executive Officer (each until March  companies
One             DFAIDG    DEM-Since 1993         2017) of Dimensional Emerging
Austin,         and DIG                          Markets Value Fund ("DEM"),
TX 78746        Trustee                          DFAIDG, Dimensional Investment
1946            of                               Group Inc. ("DIG") and The DFA
                DFAITC                           Investment Trust Company
                and DEM                          ("DFAITC"). Executive Chairman,
                                                 and formerly, President and
                                                 Co-Chief Executive Officer (each
                                                 until February 2017) of
                                                 Dimensional Holdings Inc.,
                                                 Dimensional Fund Advisors LP and
                                                 DFA Securities LLC (collectively
                                                 with DEM, DFAIDG, DIG and
                                                 DFAITC, the "DFA Entities").
                                                 Chairman and Director (since
                                                 2009) and formerly Co-Chief
                                                 Executive Officer (2010-June
                                                 2017) of Dimensional Fund
                                                 Advisors Canada ULC. Trustee,
                                                 University of Chicago (since 2002).
                                                 Trustee, University of Kansas
                                                 Endowment Association (since
                                                 2005). Formerly, Director of
                                                 Dimensional Fund Advisors Ltd.
                                                 (2002-July 2017), DFA Australia
                                                 Limited (1994-July 2017),
                                                 Dimensional Advisors Ltd. (2012-
                                                 July 2017), Dimensional Funds plc
                                                 (2006-July 2017) and Dimensional
                                                 Funds II plc (2006-July 2017).
                                                 Formerly, Director and President of
                                                 Dimensional Japan Ltd. (2012-April
                                                 2017). Formerly, President,
                                                 Dimensional SmartNest (US) LLC
                                                 (2009-2014); and Limited Partner,
                                                 VSC Investors, LLC (2007 to
                                                 2015). Formerly, Chairman,
                                                 Director, President and Co-Chief
                                                 Executive Officer of Dimensional
                                                 Cayman Commodity Fund I Ltd.
                                                 (2010-September 2017).
------------------------------------------------------------------------------------------------------------------------------

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                    TERM OF OFFICE/1/
  NAME AND YEAR                      AND LENGTH OF
    OF BIRTH          POSITION          SERVICE                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Valerie A. Brown   Vice President      Since 2001     Vice President and Assistant Secretary of all the DFA Entities,
1967               and Assistant                      DFA Australia Limited, Dimensional Fund Advisors Ltd.,
                   Secretary                          Dimensional Cayman Commodity Fund I Ltd., Dimensional Fund
                                                      Advisors Pte. Ltd. and Dimensional Hong Kong Limited. Director,
                                                      Vice President and Assistant Secretary of Dimensional Fund
                                                      Advisors Canada ULC.
-----------------------------------------------------------------------------------------------------------------------
David P. Butler    Co-Chief            Since 2017     Co-Chief Executive Officer of all the DFA entities (since 2017);
1964               Executive                          Director of Dimensional Holdings Inc. (since February 2017),
                   Officer                            Dimensional Fund Advisors Canada ULC (since March 2017),
                                                      Dimensional Japan Ltd. (since April 2017), Dimensional Advisors
                                                      Ltd. (since July 2017), DFA Australia Limited (since July 2017)
                                                      and Dimensional Fund Advisors Ltd. (since August 2017); Director and Co-Chief Executive Officer of Dimensional Cayman Commodity
                                                      Fund I Ltd. (since September 13, 2017). Formerly, Vice President
                                                      (October 2007 to February 2017), of all the DFA Entities. Head
                                                      of Global Financial Advisor Services (since October 2007) for
                                                      Dimensional Fund Advisors LP.
-----------------------------------------------------------------------------------------------------------------------
Stephen A. Clark   Executive Vice      Since 2017     Executive Vice President (since March 2017) and formerly, Vice
1972               President                          President (2004 to March 2017), of all the DFA Entities.
                                                      Director and Vice President (since February 2016) of Dimensional
                                                      Japan Ltd. President and Director (since February 2016) of
                                                      Dimensional Fund Advisors Canada ULC. Vice President (since
                                                      April 2008) and Director (since October 2016) of DFA Australia
                                                      Limited. Director (since April 2016) of Dimensional Advisors
                                                      Ltd., Dimensional Fund Advisors Pte. Ltd., and Dimensional Hong
                                                      Kong Limited. Vice President (since June 2016) of Dimensional
                                                      Fund Advisors Pte. Ltd. Head of Global Institutional Services
                                                      (since January 2014) for Dimensional Fund Advisors LP. Formerly,
                                                      Vice President (December 2010-February 2016) of Dimensional Fund
                                                      Advisors Canada ULC; and Head of Institutional, North America
                                                      (March 2012 to December 2013) for Dimensional Fund Advisors LP.
-----------------------------------------------------------------------------------------------------------------------
Christopher S.     Vice President      Since 2004     Vice President and Global Chief Compliance Officer of all the
Crossan            and Global                         DFA Entities, DFA Australia Limited and Dimensional Fund
1965               Chief                              Advisors Ltd. Chief Compliance Officer and Chief Privacy Officer
                   Compliance                         of Dimensional Fund Advisors Canada ULC (since October 2006 and
                   Officer                            March 2015, respectively), Chief Compliance Officer of
                                                      Dimensional Fund Advisors Pte. Ltd. (since October 2012) and
                                                      Dimensional Japan Ltd. (since February 2017). Formerly, Vice
                                                      President and Global Chief Compliance Officer (October
                                                      2010-2014) for Dimensional SmartNest (US) LLC.
-----------------------------------------------------------------------------------------------------------------------
(Michael) Sam      Executive Vice      Since 2017     Executive Vice President and Chief Operating Officer of the DFA
Gilliland          President                          Fund Complex (since March 2017). Executive Vice President (since
1962                                                  February 2017), Senior Advisor and Chief Operating Officer
                                                      (since February 2016) of Dimensional Funds Advisors LP,
                                                      Dimensional Holdings Inc. and Dimensional Investment LLC.
                                                      Executive Vice President (since February 2017) of DFA Securities
                                                      LLC. Director of Dimensional Advisors Ltd. (since February
                                                      2017), Dimensional Hong Kong Limited (since February 2017) and
                                                      DFA Australia Limited (since October 2016). Formerly, Consultant for MSG Consulting (August 2013-February 2017), and Chairman and
                                                      Chief Executive Officer of Sabre Holdings (December 2003-August
                                                      2013).
-----------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle  Vice President,     Since 2015     Vice President, Chief Financial Officer, and Treasurer of all
1958               Chief Financial                    the DFA Entities. Chief Financial Officer, Treasurer and Vice
                   Officer, and                       President of Dimensional Advisors Ltd., Dimensional Fund
                   Treasurer                          Advisors Ltd., Dimensional Hong Kong Limited, Dimensional Cayman
                                                      Commodity Fund I Ltd., Dimensional Fund Advisors Canada ULC,
                                                      Dimensional Fund Advisors Pte. Ltd and DFA Australia Limited.
                                                      Director (since August 2016) for Dimensional Funds plc and
                                                      Dimensional Funds II plc. Formerly, interim Chief Financial
                                                      Officer and interim Treasurer of all the DFA Entities (April
                                                      2016-September 2016); interim Chief Financial Officer and
                                                      interim Treasurer (April 2016-July 2016) of Dimensional Fund
                                                      Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia
                                                      Limited, Dimensional Advisors Ltd., Dimensional Fund Advisors
                                                      Pte. Ltd, Dimensional Hong Kong Limited, Dimensional Cayman
                                                      Commodity Fund I Ltd., Dimensional Fund Advisors Canada ULC;
                                                      Controller (August 2015-September 2016) of all the DFA Entities;
                                                      Controller (August 2015-July 2016) Dimensional Fund Advisors LP;
                                                      Vice President of T. Rowe Price Group, Inc. and Director of
                                                      Investment Treasury and Treasurer of the T. Rowe Price Funds
                                                      (March 2008-July 2015).
-----------------------------------------------------------------------------------------------------------------------

                                    TERM OF OFFICE/1/
  NAME AND YEAR                      AND LENGTH OF
     OF BIRTH          POSITION         SERVICE                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon        Vice President   Vice President   Vice President and Assistant Secretary (since 2004 and March
1973                and Assistant    since 2004       2017, respectively) of all the DFA Entities and Dimensional
                    Secretary        and Assistant    Cayman Commodity Fund I Ltd.
                                     Secretary
                                     since 2017
-----------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell   Vice President   Since 2010       Vice President of all the DFA Entities and Dimensional Cayman
1972                                                  Commodity Fund I Ltd.
-----------------------------------------------------------------------------------------------------------------------
Catherine L.        President and    Since 2017       President and General Counsel (since March 2017), and formerly,
Newell              General                           Vice President and Secretary (1997 and 2000, respectively, to
1964                Counsel                           March 2017), of all the DFA Entities. Director, Vice President
                                                      and Secretary of DFA Australia Limited and Dimensional Fund
                                                      Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund
                                                      Advisors Canada ULC (since June 2003), Dimensional Cayman
                                                      Commodity Fund I Ltd., Dimensional Japan Ltd (since February
                                                      2012), Dimensional Advisors Ltd. (since March 2012) and
                                                      Dimensional Fund Advisors Pte. Ltd. (since June 2012). Director of Dimensional Funds plc and Dimensional Funds II plc (since
                                                      2002 and 2006, respectively). Director of Dimensional Japan
                                                      Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte.
                                                      Ltd. and Dimensional Hong Kong Limited (since August 2012 and
                                                      July 2012). Formerly, Vice President and Secretary (October
                                                      2010-November 2014) of Dimensional SmartNest (US) LLC.
-----------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz   Vice President   Since 2013       Vice President and Deputy Chief Compliance Officer of all the
1961                and Deputy                        DFA Entities. Deputy Chief Compliance Officer (since December
                    Chief                             2012) of Dimensional Fund Advisors LP.
                    Compliance
                    Officer
-----------------------------------------------------------------------------------------------------------------------
Carolyn L. O        Vice President   Vice President   Vice President and Secretary (since 2010 and March 2017,
1974                and Secretary    since 2010       respectively) of all the DFA Entities, Dimensional Cayman
                                     and Secretary    Commodity Fund I Ltd., and Dimensional Fund Advisors Canada ULC
                                     since 2017       (since April 2016).
-----------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief         Since 2017       Co-Chief Executive Officer and Chief Investment Officer of
1976                Executive                         DFAIDG, DFAITC, DIG and DEM (since September, 2017) and
                    Officer and                       Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA
                    Chief                             Securities LLC and Dimensional Fund Advisors Canada ULC (since
                    Investment                        September, 2017); Chief Investment Officer and Director of DFA
                    Officer                           Australia Limited (since September, 2017 and October 2017, respectively); Director, Co-Chief Executive Officer and Chief
                                                      Investment Officer of Dimensional Cayman Commodity Fund I Ltd.
                                                      (since September, 2017); Director of Dimensional Funds plc and
                                                      Dimensional Fund II plc (since August 2014) and Dimensional Fund
                                                      Advisors Pte. Ltd. (since June 2017); Co-Chief Investment
                                                      Officer and Vice President (since February 2016) of Dimensional
                                                      Japan Ltd. Formerly, Executive Vice President (March
                                                      2017-September, 2017), Co-Chief Investment Officer (June
                                                      2014-September, 2017) and Vice President (January 2007-March
                                                      2017) of DFAIDG, DFAITC, DIG and DEM; Executive Vice President
                                                      (February 2017-September, 2017), Co-Chief Investment Officer
                                                      (June 2014-September, 2017) and Vice President (January
                                                      2007-February 2017) of Dimensional Holdings Inc., Dimensional
                                                      Fund Advisors LP and DFA Securities LLC; Vice President and
                                                      Co-Chief Investment Officer (April 2014-September, 2017) of
                                                      Dimensional Fund Advisors Canada ULC; Co-Chief Investment
                                                      Officer of DFA Australia Limited (April 2014-September, 2017);
                                                      Co-Chief Investment Officer of DFA Securities LLC, Dimensional
                                                      Fund Advisors LP, and Dimensional Holdings LLC (April
                                                      2014-September, 2017).
-----------------------------------------------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)



For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                           NET
                                                       INVESTMENT    SHORT-TERM     LONG-TERM   RETURN
                                                         INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL
DFA INVESTMENT DIMENSIONS GROUP INC.                  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS
------------------------------------                  ------------- ------------- ------------- ------- ---------- -------------
DFA One-Year Fixed Income Portfolio..................       99%          --             1%        --        --          100%
DFA Two-Year Global Fixed Income Portfolio...........      100%          --            --         --        --          100%
DFA Selectively Hedged Global Fixed Income Portfolio.      100%          --            --         --        --          100%
DFA Five-Year Global Fixed Income Portfolio..........       82%           2%           16%        --        --          100%
DFA World ex U.S. Government Fixed Income Portfolio..       91%           6%            3%        --        --          100%
DFA Short-Term Government Portfolio..................       82%           2%           16%        --        --          100%
DFA Intermediate Government Fixed Income Portfolio...       90%           3%            7%        --        --          100%
DFA Short-Term Extended Quality Portfolio............      100%          --            --         --        --          100%
DFA Intermediate-Term Extended Quality Portfolio.....       95%           1%            4%        --        --          100%
DFA Targeted Credit Portfolio........................      100%          --            --         --        --          100%
DFA Investment Grade Portfolio.......................      100%          --            --         --        --          100%
DFA Diversified Fixed Income Portfolio...............      100%          --            --         --        --          100%
DFA LTIP Portfolio...................................      100%          --            --         --        --          100%
DFA Inflation-Protected Securities Portfolio.........       90%          --            10%        --        --          100%
DFA Short-Duration Real Return Portfolio.............      100%          --            --         --        --          100%
DFA Municipal Real Return Portfolio..................       --           --            --         --       100%         100%
DFA Municipal Bond Portfolio.........................       --           --            --         --       100%         100%
DFA Short-Term Municipal Bond Portfolio..............       --           --            --         --       100%         100%
DFA Intermediate-Term Municipal Bond Portfolio.......       --           --            --         --       100%         100%
DFA California Short-Term Municipal Bond Portfolio...       --           --            --         --       100%         100%
DFA California Intermediate-Term Municipal Bond
 Portfolio...........................................       --           --            --         --       100%         100%
DFA NY Municipal Bond Portfolio......................       --           --            --         --       100%         100%
DFA MN Municipal Bond Portfolio......................       --           --            --         --       100%         100%

                                                                                         QUALIFYING
                                                          U.S.      FOREIGN   QUALIFYING SHORT-TERM
                                                       GOVERNMENT    SOURCE    INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                  INTEREST (1) INCOME (2) INCOME (3)  GAIN (4)
------------------------------------                  ------------ ---------- ---------- ----------
DFA One-Year Fixed Income Portfolio..................      13%         --        100%       100%
DFA Two-Year Global Fixed Income Portfolio...........      13%         --        100%       100%
DFA Selectively Hedged Global Fixed Income Portfolio.      10%         --        100%       100%
DFA Five-Year Global Fixed Income Portfolio..........      --          --        100%       100%
DFA World ex U.S. Government Fixed Income Portfolio..       3%         --        100%       100%
DFA Short-Term Government Portfolio..................     100%         --        100%       100%
DFA Intermediate Government Fixed Income Portfolio...     100%         --        100%       100%
DFA Short-Term Extended Quality Portfolio............       1%         --        100%       100%
DFA Intermediate-Term Extended Quality Portfolio.....       2%         --        100%       100%
DFA Targeted Credit Portfolio........................      --          --        100%       100%
DFA Investment Grade Portfolio.......................      35%         --        100%       100%
DFA Diversified Fixed Income Portfolio...............      --          --        100%       100%
DFA LTIP Portfolio...................................      38%         --        100%       100%
DFA Inflation-Protected Securities Portfolio.........      25%         --        100%       100%
DFA Short-Duration Real Return Portfolio.............      --          --        100%       100%
DFA Municipal Real Return Portfolio..................      --          --        100%       100%
DFA Municipal Bond Portfolio.........................      --          --        100%       100%
DFA Short-Term Municipal Bond Portfolio..............      --          --        100%       100%
DFA Intermediate-Term Municipal Bond Portfolio.......      --          --        100%       100%
DFA California Short-Term Municipal Bond Portfolio...      --          --        100%       100%
DFA California Intermediate-Term Municipal Bond
 Portfolio...........................................      --          --        100%       100%
DFA NY Municipal Bond Portfolio......................      --          --        100%       100%
DFA MN Municipal Bond Portfolio......................      --          --        100%       100%

----------
(1)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(3)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                              DFA 103117-024A
 [LOGO]                                                              00202785

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------


CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
       LETTER TO SHAREHOLDERS
       DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...................   1
          Performance Charts........................................   2
          Management's Discussion and Analysis......................   3
          Disclosure of Fund Expenses...............................   6
          Disclosure of Portfolio Holdings..........................   7
          Summary Schedules of Portfolio Holdings
              CSTG&E U.S. Social Core Equity 2 Portfolio............   8
              CSTG&E International Social Core Equity Portfolio.....  11
          Statements of Assets and Liabilities......................  15
          Statements of Operations..................................  16
          Statements of Changes in Net Assets.......................  17
          Financial Highlights......................................  18
          Notes to Financial Statements.............................  19
          Report of Independent Registered Public Accounting Firm...  28
       FUND MANAGEMENT..............................................  29
       VOTING PROXIES ON FUND PORTFOLIO SECURITIES..................  36
       NOTICE TO SHAREHOLDERS.......................................  37

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities"
        are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
CSTG&E U.S. Social Core Equity 2 Portfolio vs.
Russell 3000(R) Index
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                        CSTG&E U.S. Social Core        Russell 3000(R)
                           Equity 2 Portfolio               Index
                        ------------------------      ----------------
10/1/2007                       $10,000                    $10,000
11/1/2007                        $9,418                     $9,550
12/1/2007                        $9,351                     $9,492
1/1/2008                         $8,851                     $8,917
2/1/2008                         $8,577                     $8,640
3/1/2008                         $8,553                     $8,589
4/1/2008                         $9,035                     $9,018
5/1/2008                         $9,281                     $9,203
6/1/2008                         $8,451                     $8,443
7/1/2008                         $8,385                     $8,376
8/1/2008                         $8,556                     $8,506
9/1/2008                         $7,744                     $7,706
10/1/2008                        $6,228                     $6,340
11/1/2008                        $5,646                     $5,839
12/1/2008                        $5,777                     $5,951
1/1/2009                         $5,151                     $5,451
2/1/2009                         $4,563                     $4,880
3/1/2009                         $5,008                     $5,308
4/1/2009                         $5,752                     $5,866
5/1/2009                         $6,023                     $6,179
6/1/2009                         $5,988                     $6,200
7/1/2009                         $6,541                     $6,683
8/1/2009                         $6,794                     $6,922
9/1/2009                         $7,139                     $7,212
10/1/2009                        $6,866                     $7,026
11/1/2009                        $7,188                     $7,426
12/1/2009                        $7,490                     $7,637
1/1/2010                         $7,216                     $7,362
2/1/2010                         $7,549                     $7,612
3/1/2010                         $8,092                     $8,091
4/1/2010                         $8,436                     $8,266
5/1/2010                         $7,769                     $7,613
6/1/2010                         $7,212                     $7,175
7/1/2010                         $7,792                     $7,673
8/1/2010                         $7,320                     $7,312
9/1/2010                         $8,070                     $8,003
10/1/2010                        $8,386                     $8,315
11/1/2010                        $8,564                     $8,363
12/1/2010                        $9,232                     $8,930
1/1/2011                         $9,421                     $9,125
2/1/2011                         $9,838                     $9,458
3/1/2011                         $9,975                     $9,500
4/1/2011                        $10,174                     $9,783
5/1/2011                         $9,965                     $9,671
6/1/2011                         $9,787                     $9,498
7/1/2011                         $9,488                     $9,280
8/1/2011                         $8,750                     $8,723
9/1/2011                         $7,892                     $8,047
10/1/2011                        $8,993                     $8,973
11/1/2011                        $8,953                     $8,948
12/1/2011                        $9,017                     $9,022
1/1/2012                         $9,510                     $9,477
2/1/2012                         $9,903                     $9,878
3/1/2012                        $10,151                    $10,183
4/1/2012                        $10,040                    $10,116
5/1/2012                         $9,343                     $9,491
6/1/2012                         $9,691                     $9,862
7/1/2012                         $9,741                     $9,960
8/1/2012                        $10,056                    $10,209
9/1/2012                        $10,339                    $10,477
10/1/2012                       $10,247                    $10,296
11/1/2012                       $10,328                    $10,376
12/1/2012                       $10,561                    $10,503
1/1/2013                        $11,208                    $11,079
2/1/2013                        $11,361                    $11,226
3/1/2013                        $11,817                    $11,666
4/1/2013                        $11,859                    $11,857
5/1/2013                        $12,301                    $12,137
6/1/2013                        $12,170                    $11,979
7/1/2013                        $12,893                    $12,636
8/1/2013                        $12,480                    $12,283
9/1/2013                        $13,025                    $12,740
10/1/2013                       $13,554                    $13,281
11/1/2013                       $14,010                    $13,666
12/1/2013                       $14,420                    $14,027
1/1/2014                        $13,754                    $13,584
2/1/2014                        $14,358                    $14,228
3/1/2014                        $14,560                    $14,303
4/1/2014                        $14,508                    $14,321
5/1/2014                        $14,717                    $14,633
6/1/2014                        $15,198                    $15,000
7/1/2014                        $14,695                    $14,704
8/1/2014                        $15,313                    $15,321
9/1/2014                        $14,771                    $15,002
10/1/2014                       $15,118                    $15,415
11/1/2014                       $15,339                    $15,788
12/1/2014                       $15,424                    $15,788
1/1/2015                        $14,758                    $15,349
2/1/2015                        $15,720                    $16,237
3/1/2015                        $15,595                    $16,072
4/1/2015                        $15,701                    $16,145
5/1/2015                        $15,796                    $16,368
6/1/2015                        $15,552                    $16,094
7/1/2015                        $15,488                    $16,364
8/1/2015                        $14,668                    $15,376
9/1/2015                        $14,209                    $14,928
10/1/2015                       $15,289                    $16,107
11/1/2015                       $15,418                    $16,196
12/1/2015                       $14,768                    $15,864
1/1/2016                        $13,905                    $14,969
2/1/2016                        $14,025                    $14,964
3/1/2016                        $15,102                    $16,017
4/1/2016                        $15,190                    $16,117
5/1/2016                        $15,409                    $16,405
6/1/2016                        $15,290                    $16,439
7/1/2016                        $15,952                    $17,091
8/1/2016                        $16,161                    $17,135
9/1/2016                        $16,204                    $17,162
10/1/2016                       $15,928                    $16,790
11/1/2016                       $17,212                    $17,542
12/1/2016                       $17,631                    $17,884
1/1/2017                        $17,857                    $18,221
2/1/2017                        $18,299                    $18,898
3/1/2017                        $18,284                    $18,911
4/1/2017                        $18,398                    $19,112
5/1/2017                        $18,330                    $19,307
6/1/2017                        $18,534                    $19,481
7/1/2017                        $18,888                    $19,849        Past performance is not predictive of
8/1/2017                        $18,671                    $19,887        future performance.
9/1/2017                        $19,510                    $20,372        The returns shown do not reflect the
10/1/2017                       $19,945                    $20,816        deduction of taxes that a shareholder
                                                                          would pay on fund distributions or the
          AVERAGE ANNUAL         ONE        FIVE         TEN              redemption of fund shares.
          TOTAL RETURN           YEAR       YEARS       YEARS             Russell data copyright (C) Russell
          ---------------------------------------------------------       Investment Group 1995-2017, all rights
                                25.22%      14.25%      7.15%             reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSTG&E International Social Core Equity Portfolio vs.
MSCI World ex USA Index (net dividends)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                  CSTG&E International Social           MSCI World ex USA
                     Core Equity Portfolio             Index (net dividends)
                 ----------------------------          -------------------
10/1/2007                  $10,000                            $10,000
11/1/2007                   $9,481                             $9,609
12/1/2007                   $9,255                             $9,428
1/1/2008                    $8,533                             $8,578
2/1/2008                    $8,542                             $8,734
3/1/2008                    $8,589                             $8,609
4/1/2008                    $8,974                             $9,088
5/1/2008                    $9,129                             $9,225
6/1/2008                    $8,292                             $8,508
7/1/2008                    $7,957                             $8,205
8/1/2008                    $7,630                             $7,888
9/1/2008                    $6,711                             $6,749
10/1/2008                   $5,213                             $5,345
11/1/2008                   $4,923                             $5,055
12/1/2008                   $5,287                             $5,322
1/1/2009                    $4,672                             $4,825
2/1/2009                    $4,171                             $4,337
3/1/2009                    $4,529                             $4,623
4/1/2009                    $5,202                             $5,219
5/1/2009                    $5,969                             $5,879
6/1/2009                    $5,913                             $5,818
7/1/2009                    $6,489                             $6,364
8/1/2009                    $6,864                             $6,669
9/1/2009                    $7,189                             $6,944
10/1/2009                   $6,948                             $6,833
11/1/2009                   $7,150                             $7,002
12/1/2009                   $7,214                             $7,113
1/1/2010                    $6,904                             $6,780
2/1/2010                    $6,914                             $6,773
3/1/2010                    $7,424                             $7,209
4/1/2010                    $7,385                             $7,102
5/1/2010                    $6,523                             $6,318
6/1/2010                    $6,412                             $6,227
7/1/2010                    $7,119                             $6,802
8/1/2010                    $6,805                             $6,599
9/1/2010                    $7,527                             $7,232
10/1/2010                   $7,803                             $7,489
11/1/2010                   $7,468                             $7,172
12/1/2010                   $8,185                             $7,750
1/1/2011                    $8,403                             $7,917
2/1/2011                    $8,680                             $8,210
3/1/2011                    $8,524                             $8,046
4/1/2011                    $8,990                             $8,484
5/1/2011                    $8,692                             $8,232
6/1/2011                    $8,571                             $8,115
7/1/2011                    $8,349                             $7,981
8/1/2011                    $7,623                             $7,307
9/1/2011                    $6,777                             $6,573
10/1/2011                   $7,364                             $7,212
11/1/2011                   $7,142                             $6,879
12/1/2011                   $6,951                             $6,804
1/1/2012                    $7,483                             $7,171
2/1/2012                    $7,862                             $7,565
3/1/2012                    $7,847                             $7,509
4/1/2012                    $7,663                             $7,382
5/1/2012                    $6,741                             $6,540
6/1/2012                    $7,148                             $6,969
7/1/2012                    $7,127                             $7,056
8/1/2012                    $7,398                             $7,257
9/1/2012                    $7,650                             $7,477
10/1/2012                   $7,723                             $7,530
11/1/2012                   $7,849                             $7,688
12/1/2012                   $8,212                             $7,920
1/1/2013                    $8,550                             $8,310
2/1/2013                    $8,465                             $8,227
3/1/2013                    $8,555                             $8,292
4/1/2013                    $8,903                             $8,670
5/1/2013                    $8,660                             $8,476
6/1/2013                    $8,404                             $8,158
7/1/2013                    $8,929                             $8,592
8/1/2013                    $8,833                             $8,482
9/1/2013                    $9,528                             $9,081
10/1/2013                   $9,850                             $9,386
11/1/2013                   $9,882                             $9,443
12/1/2013                  $10,095                             $9,586
1/1/2014                    $9,717                             $9,199
2/1/2014                   $10,290                             $9,701
3/1/2014                   $10,263                             $9,657
4/1/2014                   $10,394                             $9,809
5/1/2014                   $10,503                             $9,961
6/1/2014                   $10,649                            $10,103
7/1/2014                   $10,351                             $9,923
8/1/2014                   $10,373                             $9,931
9/1/2014                    $9,815                             $9,523
10/1/2014                   $9,682                             $9,371
11/1/2014                   $9,638                             $9,487
12/1/2014                   $9,368                             $9,171
1/1/2015                    $9,301                             $9,139
2/1/2015                    $9,937                             $9,685
3/1/2015                    $9,725                             $9,523
4/1/2015                   $10,216                             $9,935
5/1/2015                   $10,227                             $9,849
6/1/2015                    $9,968                             $9,569
7/1/2015                    $9,934                             $9,721
8/1/2015                    $9,323                             $9,013
9/1/2015                    $8,917                             $8,558
10/1/2015                   $9,473                             $9,201
11/1/2015                   $9,417                             $9,055
12/1/2015                   $9,245                             $8,893
1/1/2016                    $8,662                             $8,280
2/1/2016                    $8,491                             $8,165
3/1/2016                    $9,154                             $8,719
4/1/2016                    $9,395                             $8,999
5/1/2016                    $9,349                             $8,898
6/1/2016                    $8,977                             $8,627
7/1/2016                    $9,454                             $9,052
8/1/2016                    $9,559                             $9,060
9/1/2016                    $9,723                             $9,170
10/1/2016                   $9,582                             $8,992
11/1/2016                   $9,465                             $8,848
12/1/2016                   $9,737                             $9,137
1/1/2017                   $10,125                             $9,409
2/1/2017                   $10,195                             $9,517
3/1/2017                   $10,449                             $9,759
4/1/2017                   $10,720                             $9,967
5/1/2017                   $10,991                            $10,299
6/1/2017                   $11,093                            $10,308
7/1/2017                   $11,498                            $10,615
8/1/2017                   $11,546                            $10,613
9/1/2017                   $11,882                            $10,888           Past performance is not predictive of
10/1/2017                  $12,074                            $11,037           future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE         TEN                would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS       YEARS               redemption of fund shares.
           -------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                  26.00%        9.35%       1.90%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
                                  (UNAUDITED)

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

      Russell 3000(R) Index....................................... 23.98%
      Russell Microcap(R) Index (micro-cap stocks)................ 29.52%
      Russell 2000(R) Index (small-cap stocks).................... 27.85%
      Russell 1000(R) Index (large-cap stocks).................... 23.67%
      Dow Jones U.S. Select REIT Index/SM/........................  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

      Russell 2000(R) Value Index (small-cap value stocks)........ 24.81%
      Russell 2000(R) Growth Index (small-cap growth stocks)...... 31.00%
      Russell 1000(R) Value Index (large-cap value stocks)........ 17.78%
      Russell 1000(R) Growth Index (large-cap growth stocks)...... 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

   The CSTG&E U.S. Social Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.22% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. Additionally, the Portfolio's greater emphasis on small-cap stocks had a positive impact on relative performance, as small-caps generally outperformed large-caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                 RETURN IN U.S. DOLLARS
        -                                        ----------------------
        MSCI World ex USA Index.................         22.74%
        MSCI World ex USA Small Cap Index.......         25.86%
        MSCI World ex USA Value Index...........         23.05%
        MSCI World ex USA Growth Index..........         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                 RETURN IN U.S. DOLLARS
        -                                        ----------------------
        MSCI Emerging Markets Index.............         26.45%
        MSCI Emerging Markets Small Cap Index...         20.72%
        MSCI Emerging Markets Value Index.......         20.70%
        MSCI Emerging Markets Growth Index......         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
                Russia.....................     9.16%            16.56%
                Mexico.....................     4.11%             2.35%
                Indonesia..................    10.16%             5.98%
                Malaysia...................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

   The CSTG&E International Social Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,400 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.00% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks), as small-caps generally outperformed large-caps in developed markets outside the U.S. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark. Additionally, the Portfolio's lack of exposure to the healthcare sector (due to the Portfolio's social screens) contributed positively to relative performance, as healthcare sector underperformed the benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            SIX MONTHS ENDED OCTOBER 31, 2017
 EXPENSE TABLES

                                                   BEGINNING  ENDING              EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                     VALUE    VALUE     EXPENSE    DURING
                                                   05/01/17  10/31/17    RATIO*   PERIOD*
                                                   --------- --------- ---------- --------
CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
------------------------------------------
Actual Fund Return................................ $1,000.00 $1,084.10    0.31%    $1.63
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.64    0.31%    $1.58

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
-------------------------------------------------
Actual Fund Return................................ $1,000.00 $1,126.30    0.52%    $2.79
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.58    0.52%    $2.65

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.


    CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Consumer Discretionary.......................  16.6%
Consumer Staples.............................   5.8%
Energy.......................................   5.8%
Financials...................................  21.9%
Industrials..................................  16.8%
Information Technology.......................  22.0%
Materials....................................   5.4%
Real Estate..................................   0.5%
Telecommunication Services...................   2.7%
Utilities....................................   2.5%
                                              -----
                                              100.0%

 CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
Consumer Discretionary.......................  17.3%
Consumer Staples.............................   6.3%
Energy.......................................   5.8%
Financials...................................  19.6%
Industrials..................................  20.5%
Information Technology.......................   7.0%
Materials....................................  14.1%
Real Estate..................................   2.4%
Telecommunication Services...................   3.6%
Utilities....................................   3.4%
                                              -----
                                              100.0%

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                        SHARES        VALUE+        OF NET ASSETS**
                                                        ------        ------        ---------------
COMMON STOCKS -- (95.1%)
Consumer Discretionary -- (15.8%)
*   Amazon.com, Inc...................................      713    $     788,065               0.8%
*   Charter Communications, Inc. Class A..............      972          324,813               0.3%
    Comcast Corp. Class A.............................   29,173        1,051,103               1.0%
    Ford Motor Co.....................................   23,573          289,241               0.3%
    General Motors Co.................................    9,839          422,880               0.4%
    Home Depot, Inc. (The)............................    2,426          402,182               0.4%
    McDonald's Corp...................................    1,637          273,232               0.3%
    Time Warner, Inc..................................    4,154          408,297               0.4%
    Walt Disney Co. (The).............................    5,800          567,298               0.6%
    Other Securities..................................                12,343,192              12.0%
                                                                   -------------            -------
Total Consumer Discretionary..........................                16,870,303              16.5%
                                                                   -------------            -------
Consumer Staples -- (5.5%)
    Coca-Cola Co. (The)...............................    7,448          342,459               0.3%
    PepsiCo, Inc......................................    2,982          328,706               0.3%
    Procter & Gamble Co. (The)........................    7,543          651,263               0.6%
    Wal-Mart Stores, Inc..............................   10,436          911,167               0.9%
    Other Securities..................................                 3,614,276               3.6%
                                                                   -------------            -------
Total Consumer Staples................................                 5,847,871               5.7%
                                                                   -------------            -------
Energy -- (5.5%)
    Andeavor..........................................    2,607          276,968               0.3%
    Chevron Corp......................................    5,557          644,001               0.6%
    Exxon Mobil Corp..................................   10,810          901,014               0.9%
    Other Securities..................................                 4,084,947               4.0%
                                                                   -------------            -------
Total Energy..........................................                 5,906,930               5.8%
                                                                   -------------            -------
Financials -- (20.8%)
    American Express Co...............................    3,414          326,105               0.3%
    Bank of America Corp..............................   32,309          884,944               0.9%
*   Berkshire Hathaway, Inc. Class B..................    2,683          501,560               0.5%
    Citigroup, Inc....................................    8,736          642,096               0.6%
    Goldman Sachs Group, Inc. (The)...................    1,266          306,980               0.3%
    JPMorgan Chase & Co...............................   16,007        1,610,464               1.6%
    Morgan Stanley....................................    5,601          280,050               0.3%
    Travelers Cos., Inc. (The)........................    2,408          318,940               0.3%
    U.S. Bancorp......................................    8,200          445,916               0.4%
    Wells Fargo & Co..................................   22,366        1,255,627               1.2%
    Other Securities..................................                15,699,672              15.5%
                                                                   -------------            -------
Total Financials......................................                22,272,354              21.9%
                                                                   -------------            -------
Industrials -- (16.0%)
    3M Co.............................................    1,300          299,247               0.3%
    Boeing Co. (The)..................................    1,200          309,576               0.3%
    Caterpillar, Inc..................................    2,139          290,476               0.3%
    CSX Corp..........................................    5,500          277,365               0.3%
    FedEx Corp........................................    1,366          308,456               0.3%
    Union Pacific Corp................................    2,902          336,023               0.3%
    United Technologies Corp..........................    2,792          334,370               0.3%
    Other Securities..................................                14,935,193              14.7%
                                                                   -------------            -------
Total Industrials.....................................                17,090,706              16.8%
                                                                   -------------            -------

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                                    PERCENTAGE
                                                                      SHARES        VALUE+        OF NET ASSETS**
                                                                      ------        ------        ---------------
Information Technology -- (20.9%)
*     Alphabet, Inc. Class A........................................      619    $     639,452               0.6%
*     Alphabet, Inc. Class C........................................      648          658,783               0.7%
      Apple, Inc....................................................   12,836        2,169,797               2.1%
      Cisco Systems, Inc............................................   23,593          805,701               0.8%
*     Facebook, Inc. Class A........................................    3,216          579,073               0.6%
      Intel Corp....................................................   29,844        1,357,604               1.3%
      International Business Machines Corp..........................    1,873          288,554               0.3%
      Mastercard, Inc. Class A......................................    2,000          297,540               0.3%
*     Micron Technology, Inc........................................    7,655          339,193               0.3%
      Microsoft Corp................................................   16,246        1,351,342               1.3%
      NVIDIA Corp...................................................    2,430          502,548               0.5%
      Oracle Corp...................................................    8,569          436,162               0.4%
      QUALCOMM, Inc.................................................    7,467          380,892               0.4%
      Visa, Inc. Class A............................................    3,800          417,924               0.4%
      Other Securities..............................................                12,098,098              11.9%
                                                                                 -------------            -------
Total Information Technology........................................                22,322,663              21.9%
                                                                                 -------------            -------
Materials -- (5.1%)
      DowDuPont, Inc................................................    6,619          478,620               0.5%
      Other Securities..............................................                 5,010,456               4.9%
                                                                                 -------------            -------
Total Materials.....................................................                 5,489,076               5.4%
                                                                                 -------------            -------
Real Estate -- (0.5%)
      Other Securities..............................................                   503,416               0.5%
                                                                                 -------------            -------
Telecommunication Services -- (2.6%)
      AT&T, Inc.....................................................   46,460        1,563,379               1.5%
      Verizon Communications, Inc...................................    8,750          418,862               0.4%
      Other Securities..............................................                   742,527               0.8%
                                                                                 -------------            -------
Total Telecommunication Services....................................                 2,724,768               2.7%
                                                                                 -------------            -------
Utilities -- (2.4%)
      Other Securities..............................................                 2,595,639               2.5%
                                                                                 -------------            -------
TOTAL COMMON STOCKS.................................................               101,623,726              99.7%
                                                                                 -------------            -------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                     1,288               0.0%
                                                                                 -------------            -------
TOTAL INVESTMENT SECURITIES.........................................               101,625,014
                                                                                 -------------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%.......................................................  200,556          200,556               0.2%
                                                                                 -------------            -------

SECURITIES LENDING COLLATERAL -- (4.7%)
(S)@  DFA Short Term Investment Fund................................  439,339        5,083,587               5.0%
                                                                                 -------------            -------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $63,188,546)..............................................               $ 106,909,157             104.9%
                                                                                 =============            =======

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------
                                                     LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                                   ------------ ---------- ------- ------------
Common Stocks
 Consumer Discretionary........................... $ 16,870,303         --   --    $ 16,870,303
 Consumer Staples.................................    5,847,871         --   --       5,847,871
 Energy...........................................    5,906,930         --   --       5,906,930
 Financials.......................................   22,272,354         --   --      22,272,354
 Industrials......................................   17,090,706         --   --      17,090,706
 Information Technology...........................   22,322,663         --   --      22,322,663
 Materials........................................    5,489,076         --   --       5,489,076
 Real Estate......................................      503,416         --   --         503,416
 Telecommunication Services.......................    2,724,768         --   --       2,724,768
 Utilities........................................    2,595,639         --   --       2,595,639
Rights/Warrants...................................           -- $    1,288   --           1,288
Temporary Cash Investments........................      200,556         --   --         200,556
Securities Lending Collateral.....................           --  5,083,587   --       5,083,587
                                                   ------------ ----------   --    ------------
TOTAL............................................. $101,824,282 $5,084,875   --    $106,909,157
                                                   ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                           PERCENTAGE
                                                             SHARES        VALUE++       OF NET ASSETS**
                                                             ------        -------       ---------------
COMMON STOCKS -- (93.0%)
AUSTRALIA -- (5.5%)
    Australia & New Zealand Banking Group, Ltd.............    9,807    $     225,056               0.2%
    BHP Billiton, Ltd......................................   20,901          430,326               0.5%
    Commonwealth Bank of Australia.........................    4,132          245,793               0.3%
    National Australia Bank, Ltd...........................   13,026          326,382               0.3%
    Other Securities.......................................                 4,482,109               4.6%
                                                                        -------------            -------
TOTAL AUSTRALIA............................................                 5,709,666               5.9%
                                                                        -------------            -------

AUSTRIA -- (0.6%)
    Other Securities.......................................                   611,363               0.6%
                                                                        -------------            -------

BELGIUM -- (1.2%)
    Other Securities.......................................                 1,255,461               1.3%
                                                                        -------------            -------

CANADA -- (8.4%)
    Bank of Montreal.......................................    3,601          275,873               0.3%
    Bank of Nova Scotia (The)..............................    4,742          306,111               0.3%
    National Bank of Canada................................    4,400          213,537               0.2%
    Royal Bank of Canada...................................    3,651          285,463               0.3%
    Toronto-Dominion Bank (The)(2897222)...................    4,274          242,970               0.3%
#   Toronto-Dominion Bank (The)(891160509).................    4,382          249,117               0.3%
    Other Securities.......................................                 7,115,738               7.3%
                                                                        -------------            -------
TOTAL CANADA...............................................                 8,688,809               9.0%
                                                                        -------------            -------

DENMARK -- (1.1%)
    Other Securities.......................................                 1,147,788               1.2%
                                                                        -------------            -------

FINLAND -- (2.0%)
    UPM-Kymmene Oyj Sponsored ADR..........................    7,100          213,390               0.2%
    Other Securities.......................................                 1,835,499               1.9%
                                                                        -------------            -------
TOTAL FINLAND..............................................                 2,048,889               2.1%
                                                                        -------------            -------

FRANCE -- (7.6%)
    AXA SA.................................................    6,608          199,485               0.2%
    BNP Paribas SA.........................................    3,858          301,115               0.3%
    Cie Generale des Etablissements Michelin...............    1,763          255,188               0.3%
    Engie SA...............................................   11,708          197,889               0.2%
    LVMH Moet Hennessy Louis Vuitton SE....................      788          235,031               0.3%
    Orange SA..............................................   15,194          249,602               0.3%
    Peugeot SA.............................................    9,468          224,634               0.2%
    Total SA...............................................    9,638          537,204               0.6%
*   Ubisoft Entertainment SA...............................    2,639          201,355               0.2%
    Other Securities.......................................                 5,481,880               5.5%
                                                                        -------------            -------
TOTAL FRANCE...............................................                 7,883,383               8.1%
                                                                        -------------            -------

GERMANY -- (6.5%)
    BASF SE................................................    5,979          653,824               0.7%
    Bayerische Motoren Werke AG............................    2,651          271,887               0.3%
    Daimler AG.............................................    6,300          525,963               0.6%
    Deutsche Telekom AG....................................   26,384          477,743               0.5%
*   RWE AG.................................................    8,756          220,160               0.2%
    Other Securities.......................................                 4,541,886               4.6%
                                                                        -------------            -------
TOTAL GERMANY..............................................                 6,691,463               6.9%
                                                                        -------------            -------

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                             SHARES        VALUE++       OF NET ASSETS**
                                                             ------        -------       ---------------

HONG KONG -- (2.7%)
    Other Securities.......................................             $   2,735,611               2.8%
                                                                        -------------            -------

IRELAND -- (0.5%)
    Other Securities.......................................                   544,161               0.6%
                                                                        -------------            -------

ISRAEL -- (0.5%)
    Other Securities.......................................                   500,977               0.5%
                                                                        -------------            -------

ITALY -- (2.9%)
    Fiat Chrysler Automobiles NV...........................   13,679          237,331               0.3%
    Other Securities.......................................                 2,711,574               2.7%
                                                                        -------------            -------
TOTAL ITALY................................................                 2,948,905               3.0%
                                                                        -------------            -------

JAPAN -- (23.0%)
    Bridgestone Corp.......................................    4,300          205,413               0.2%
    Hitachi, Ltd...........................................   41,000          326,497               0.4%
    Honda Motor Co., Ltd...................................    7,300          228,760               0.3%
    Mitsubishi UFJ Financial Group, Inc....................   31,270          212,109               0.2%
    Sony Corp..............................................    5,200          217,540               0.2%
    Toyota Motor Corp......................................   10,906          676,456               0.7%
    Toyota Motor Corp. Sponsored ADR.......................    3,466          429,784               0.5%
    Other Securities.......................................                21,383,682              21.9%
                                                                        -------------            -------
TOTAL JAPAN................................................                23,680,241              24.4%
                                                                        -------------            -------

NETHERLANDS -- (2.6%)
    Akzo Nobel NV..........................................    2,821          254,682               0.3%
    ING Groep NV...........................................   10,649          196,788               0.2%
    Other Securities.......................................                 2,218,898               2.2%
                                                                        -------------            -------
TOTAL NETHERLANDS..........................................                 2,670,368               2.7%
                                                                        -------------            -------

NEW ZEALAND -- (0.3%)
    Other Securities.......................................                   354,705               0.4%
                                                                        -------------            -------

NORWAY -- (0.8%)
    Other Securities.......................................                   871,894               0.9%
                                                                        -------------            -------

PORTUGAL -- (0.4%)
    Other Securities.......................................                   356,138               0.4%
                                                                        -------------            -------

SINGAPORE -- (1.0%)
    Other Securities.......................................                 1,072,100               1.1%
                                                                        -------------            -------

SPAIN -- (2.7%)
    Banco Santander SA.....................................   35,532          240,880               0.3%
    Iberdrola SA...........................................   32,770          264,815               0.3%
    Other Securities.......................................                 2,267,225               2.3%
                                                                        -------------            -------
TOTAL SPAIN................................................                 2,772,920               2.9%
                                                                        -------------            -------

SWEDEN -- (2.9%)
    Other Securities.......................................                 2,949,615               3.0%
                                                                        -------------            -------

SWITZERLAND -- (4.8%)
    Nestle SA..............................................    9,241          777,524               0.8%
*   UBS Group AG...........................................   12,592          214,190               0.2%
    Other Securities.......................................                 3,963,775               4.1%
                                                                        -------------            -------
TOTAL SWITZERLAND..........................................                 4,955,489               5.1%
                                                                        -------------            -------

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                               SHARES     VALUE++       OF NET ASSETS**
                                                               ------     -------       ---------------
UNITED KINGDOM -- (15.0%)
      Anglo American P.L.C...................................   11,187 $     211,021               0.2%
      BHP Billiton P.L.C. ADR................................    7,196       261,359               0.3%
#     BP P.L.C. Sponsored ADR................................   10,887       442,768               0.5%
      HSBC Holdings P.L.C....................................   20,768       202,802               0.2%
      HSBC Holdings P.L.C. Sponsored ADR.....................    9,360       456,487               0.5%
#     Rio Tinto P.L.C. Sponsored ADR.........................    8,120       389,192               0.4%
      Royal Dutch Shell P.L.C. Class A.......................    8,681       273,282               0.3%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A........    4,695       295,926               0.3%
      Unilever P.L.C. Sponsored ADR..........................    4,082       231,245               0.2%
#     Vodafone Group P.L.C. Sponsored ADR....................    9,842       285,232               0.3%
      Other Securities.......................................             12,454,211              12.8%
                                                                       -------------            -------
TOTAL UNITED KINGDOM.........................................             15,503,525              16.0%
                                                                       -------------            -------
TOTAL COMMON STOCKS..........................................             95,953,471              98.9%
                                                                       -------------            -------

PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Volkswagen AG..........................................    1,614       295,528               0.3%
      Other Securities.......................................                189,922               0.2%
                                                                       -------------            -------
TOTAL GERMANY................................................                485,450               0.5%
                                                                       -------------            -------
TOTAL PREFERRED STOCKS.......................................                485,450               0.5%
                                                                       -------------            -------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities.......................................                  1,473               0.0%
                                                                       -------------            -------

ISRAEL -- (0.0%)
      Other Securities.......................................                      2               0.0%
                                                                       -------------            -------

SPAIN -- (0.0%)
      Other Securities.......................................                  3,134               0.0%
                                                                       -------------            -------
TOTAL RIGHTS/WARRANTS........................................                  4,609               0.0%
                                                                       -------------            -------
TOTAL INVESTMENT SECURITIES..................................             96,443,530
                                                                       -------------

                                                                          VALUE+
                                                                 -        ------               -
SECURITIES LENDING COLLATERAL -- (6.5%)
(S)@  DFA Short Term Investment Fund.........................  582,983     6,745,693               7.0%
                                                                       -------------            -------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $89,731,141).........................................           $ 103,189,223             106.4%
                                                                       =============            =======

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------
                                                     LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                                   ----------- ----------- ------- ------------
Common Stocks
 Australia........................................ $   445,863 $ 5,263,803   --    $  5,709,666
 Austria..........................................          --     611,363   --         611,363
 Belgium..........................................          --   1,255,461   --       1,255,461
 Canada...........................................   8,688,809          --   --       8,688,809
 Denmark..........................................      20,040   1,127,748   --       1,147,788
 Finland..........................................     357,186   1,691,703   --       2,048,889
 France...........................................     234,415   7,648,968   --       7,883,383
 Germany..........................................     231,683   6,459,780   --       6,691,463
 Hong Kong........................................          --   2,735,611   --       2,735,611
 Ireland..........................................      48,513     495,648   --         544,161
 Israel...........................................          --     500,977   --         500,977
 Italy............................................     395,877   2,553,028   --       2,948,905
 Japan............................................     800,842  22,879,399   --      23,680,241
 Netherlands......................................     443,179   2,227,189   --       2,670,368
 New Zealand......................................          --     354,705   --         354,705
 Norway...........................................      65,622     806,272   --         871,894
 Portugal.........................................          --     356,138   --         356,138
 Singapore........................................          --   1,072,100   --       1,072,100
 Spain............................................     486,119   2,286,801   --       2,772,920
 Sweden...........................................      32,506   2,917,109   --       2,949,615
 Switzerland......................................     339,379   4,616,110   --       4,955,489
 United Kingdom...................................   3,236,052  12,267,473   --      15,503,525
Preferred Stocks
 Germany..........................................          --     485,450   --         485,450
Rights/Warrants
 Australia........................................          --       1,473   --           1,473
 Israel...........................................          --           2   --               2
 Spain............................................          --       3,134   --           3,134
Securities Lending Collateral.....................          --   6,745,693   --       6,745,693
                                                   ----------- -----------   --    ------------
TOTAL............................................. $15,826,085 $87,363,138   --    $103,189,223
                                                   =========== ===========   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                                CSTG&E
                                                                                              CSTG&E U.S.    INTERNATIONAL
                                                                                              SOCIAL CORE     SOCIAL CORE
                                                                                               EQUITY 2         EQUITY
                                                                                              PORTFOLIO*      PORTFOLIO*
                                                                                             -------------- --------------
ASSETS:
Investments at Value (including $8,512 and $6,838 of securities on loan, respectively)...... $      101,625 $       96,444
Temporary Cash Investments at Value & Cost..................................................            201             --
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $5,083
 and $6,746)................................................................................          5,084          6,746
Foreign Currencies at Value.................................................................             --             95
Cash........................................................................................             --             24
Receivables:
  Investment Securities Sold................................................................             45            356
  Dividends, Interest and Tax Reclaims......................................................             74            282
  Securities Lending Income.................................................................              5              7
Prepaid Expenses and Other Assets...........................................................              1             --
                                                                                             -------------- --------------
     Total Assets...........................................................................        107,035        103,954
                                                                                             -------------- --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................................................          5,081          6,746
  Investment Securities Purchased...........................................................             --            165
  Due to Advisor............................................................................             23             34
Accrued Expenses and Other Liabilities......................................................             11             19
                                                                                             -------------- --------------
     Total Liabilities......................................................................          5,115          6,964
                                                                                             -------------- --------------
NET ASSETS.................................................................................. $      101,920 $       96,990
                                                                                             ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................................................      5,852,058      9,623,477
                                                                                             ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................... $        17.42 $        10.08
                                                                                             ============== ==============
Investments at Cost......................................................................... $       57,904 $       82,985
                                                                                             ============== ==============
Foreign Currencies at Cost.................................................................. $           -- $           96
                                                                                             ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................................................. $       54,529 $       93,219
Undistributed Net Investment Income (Distributions in Excess of Net Investment
 Income)....................................................................................             69            292
Accumulated Net Realized Gain (Loss)........................................................          3,600         (9,978)
Net Unrealized Foreign Exchange Gain (Loss).................................................             --             (1)
Net Unrealized Appreciation (Depreciation)..................................................         43,722         13,458
                                                                                             -------------- --------------
NET ASSETS.................................................................................. $      101,920 $       96,990
                                                                                             ============== ==============
(1) NUMBER OF SHARES AUTHORIZED.............................................................  1,000,000,000  1,000,000,000
                                                                                             ============== ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                            CSTG&E
                                                             CSTG&E U.S. INTERNATIONAL
                                                             SOCIAL CORE  SOCIAL CORE
                                                              EQUITY 2      EQUITY
                                                             PORTFOLIO#   PORTFOLIO#
                                                             ----------- -------------
INVESTMENT INCOME
 Dividends (Net of Foreign Taxes Withheld of $0 and $221,
   respectively)............................................   $ 1,752      $ 2,422
 Non Cash Income............................................        --          142
 Income from Securities Lending.............................        37           84
                                                               -------      -------
     Total Investment Income................................     1,789        2,648
                                                               -------      -------
EXPENSES
 Investment Management Fees.................................       258          374
 Accounting & Transfer Agent Fees...........................         5           15
 Custodian Fees.............................................         5           27
 Filing Fees................................................         1            1
 Shareholders' Reports......................................         3            3
 Directors'/Trustees' Fees & Expenses.......................         1            1
 Professional Fees..........................................         1            2
 Other......................................................        31           51
                                                               -------      -------
     Total Expenses.........................................       305          474
                                                               -------      -------
 Fees Paid Indirectly (Note C)..............................        --           (1)
                                                               -------      -------
 Net Expenses...............................................       305          473
                                                               -------      -------
 NET INVESTMENT INCOME (LOSS)...............................     1,484        2,175
                                                               -------      -------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net Realized Gain (Loss) on:
   Investment Securities Sold**.............................     3,643         (708)
   Affiliated Investment Companies Shares Sold..............         2           --
   Foreign Currency Transactions............................        --          (17)
 Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............    16,001       19,255
   Affiliated Investment Companies Shares...................        (2)          (1)
   Translation of Foreign Currency Denominated Amounts......        --            8
                                                               -------      -------
 NET REALIZED AND UNREALIZED GAIN (LOSS)....................    19,644       18,537
                                                               -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $21,128      $20,712
                                                               =======      =======

----------
**Net of foreign capital gain taxes withheld of $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                            CSTG&E U.S.     CSTG&E INTERNATIONAL
                                                                            SOCIAL CORE        SOCIAL CORE
                                                                         EQUITY 2 PORTFOLIO  EQUITY PORTFOLIO
                                                                         -----------------  -------------------
                                                                           YEAR      YEAR     YEAR      YEAR
                                                                          ENDED     ENDED    ENDED     ENDED
                                                                         OCT. 31,  OCT. 31, OCT. 31,  OCT. 31,
                                                                           2017      2016     2017      2016
                                                                         --------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......................................... $  1,484  $ 1,604  $ 2,175   $  2,456
  Net Realized Gain (Loss) on:
    Investment Securities Sold**........................................    3,643    1,695     (708)    (2,942)
    Affiliated Investment Companies Shares Sold.........................        2       --       --         --
    Foreign Currency Transactions.......................................       --       --      (17)        16
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................   16,001      197   19,255        976
    Affiliated Investment Companies Shares..............................       (2)      --       (1)        --
    Translation of Foreign Currency Denominated Amounts.................       --       --        8         (8)
                                                                         --------  -------  -------   --------
     Net Increase (Decrease) in Net Assets Resulting from Operations....   21,128    3,496   20,712        498
                                                                         --------  -------  -------   --------
Distributions From:
  Net Investment Income.................................................   (1,529)  (1,589)  (2,207)    (2,576)
  Net Long-Term Gains...................................................   (1,703)  (1,316)      --         --
                                                                         --------  -------  -------   --------
     Total Distributions................................................   (3,232)  (2,905)  (2,207)    (2,576)
                                                                         --------  -------  -------   --------
Capital Share Transactions (1):
  Shares Issued.........................................................    1,442    1,550      712      2,649
  Shares Issued in Lieu of Cash Distributions...........................    3,232    2,905    2,207      2,576
  Shares Redeemed.......................................................   (6,483)  (6,059)  (5,596)   (19,252)
                                                                         --------  -------  -------   --------
     Net Increase (Decrease) from Capital Share Transactions............   (1,809)  (1,604)  (2,677)   (14,027)
                                                                         --------  -------  -------   --------
     Total Increase (Decrease) in Net Assets............................   16,087   (1,013)  15,828    (16,105)
NET ASSETS
  Beginning of Year.....................................................   85,833   86,846   81,162     97,267
  End of Year........................................................... $101,920  $85,833  $96,990   $ 81,162
                                                                         ========  =======  =======   ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................................................       90      113       81        330
  Shares Issued in Lieu of Cash Distributions...........................      202      210      243        328
  Shares Redeemed.......................................................     (404)    (434)    (600)    (2,424)
                                                                         --------  -------  -------   --------
     Net Increase (Decrease) from Shares Issued and Redeemed............     (112)    (111)    (276)    (1,766)
                                                                         ========  =======  =======   ========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)..................................................... $     69  $   174  $   292   $    280

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                                                   --------------------------------------------
                                                     YEAR      YEAR     YEAR     YEAR     YEAR
                                                    ENDED     ENDED    ENDED    ENDED    ENDED
                                                   OCT. 31,  OCT. 31, OCT. 31, OCT. 31, OCT. 31,
                                                     2017      2016     2015     2014     2013
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................ $  14.39  $ 14.30  $ 14.38  $ 13.08  $ 10.07
                                                   --------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................     0.25     0.26     0.24     0.20     0.20
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................     3.33     0.31    (0.08)    1.30     3.01
                                                   --------  -------  -------  -------  -------
   Total from Investment Operations...............     3.58     0.57     0.16     1.50     3.21
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................    (0.26)   (0.26)   (0.24)   (0.20)   (0.20)
 Net Realized Gains...............................    (0.29)   (0.22)      --       --       --
                                                   --------  -------  -------  -------  -------
   Total Distributions............................    (0.55)   (0.48)   (0.24)   (0.20)   (0.20)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year...................... $  17.42  $ 14.39  $ 14.30  $ 14.38  $ 13.08
=================================================  ========  ======== ======== ======== ========
Total Return......................................    25.22%    4.18%    1.13%   11.54%   32.27%
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................ $101,920  $85,833  $86,846  $91,842  $89,269
Ratio of Expenses to Average Net Assets...........     0.32%    0.32%    0.34%    0.32%    0.35%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).................     0.32%    0.32%    0.34%    0.32%    0.35%
Ratio of Net Investment Income to Average Net
 Assets...........................................     1.55%    1.91%    1.67%    1.47%    1.71%
Portfolio Turnover Rate...........................        9%      16%      12%      11%       4%
-------------------------------------------------------------------------------------------------

                                                   CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                                                   -----------------------------------------------
                                                     YEAR      YEAR     YEAR       YEAR      YEAR
                                                    ENDED     ENDED    ENDED      ENDED     ENDED
                                                   OCT. 31,  OCT. 31, OCT. 31,   OCT. 31,  OCT. 31,
                                                     2017      2016     2015       2014      2013
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................ $  8.20   $  8.34  $  8.74   $   9.16   $   7.39
                                                   -------   -------  -------   --------   --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................    0.22      0.22     0.22       0.29       0.21
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................    1.89     (0.14)   (0.40)     (0.43)      1.79
                                                   -------   -------  -------   --------   --------
   Total from Investment Operations...............    2.11      0.08    (0.18)     (0.14)      2.00
----------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................   (0.23)    (0.22)   (0.22)     (0.28)     (0.23)
 Net Realized Gains...............................      --        --       --         --         --
                                                   -------   -------  -------   --------   --------
   Total Distributions............................   (0.23)    (0.22)   (0.22)     (0.28)     (0.23)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year...................... $ 10.08   $  8.20  $  8.34   $   8.74   $   9.16
=================================================  ========  ======== ========  ========   ========
Total Return......................................   26.00%     1.15%   (2.15)%    (1.71)%    27.54%
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................ $96,990   $81,162  $97,267   $100,169   $110,438
Ratio of Expenses to Average Net Assets...........    0.53%     0.55%    0.54%      0.53%      0.56%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).................    0.53%     0.55%    0.54%      0.53%      0.56%
Ratio of Net Investment Income to Average Net
 Assets...........................................    2.44%     2.73%    2.52%      3.08%      2.54%
Portfolio Turnover Rate...........................      15%        5%       8%        18%         8%
----------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, two of which, CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies and, accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by the Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   CSTG&E International Social Core Equity Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset value of the CSTG&E International Social Core Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time CSTG&E International Social Core Equity Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on CSTG&E International Social Core Equity Portfolio's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by CSTG&E International Social Core Equity Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When CSTG&E International Social Core Equity Portfolio uses fair value pricing, the values assigned to the Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the CSTG&E International Social Core Equity Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   CSTG&E International Social Core Equity Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   CSTG&E International Social Core Equity Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. CSTG&E International Social Core Equity Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2017, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.27% and 0.42% of average daily net assets for CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio, respectively.

EARNED INCOME CREDIT:

   In addition, CSTG&E International Social Core Equity Portfolio entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                            FEES PAID
                                                            INDIRECTLY
                                                            ----------
         CSTG&E International Social Core Equity Portfolio.     $1

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

             CSTG&E U.S. Social Core Equity 2 Portfolio........ $4
             CSTG&E International Social Core Equity Portfolio.  4

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                         PURCHASES  SALES
                                                         --------- -------
      CSTG&E U.S. Social Core Equity 2 Portfolio........  $ 8,247  $10,086
      CSTG&E International Social Core Equity Portfolio.   13,236   15,939

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                       NET REALIZED                                    DIVIDEND
                                                          GAIN/                                         INCOME   CAPITAL GAIN
                                                        (LOSS) ON     CHANGE IN                          FROM    DISTRIBUTIONS
                                                         SALES OF    UNREALIZED               SHARES  AFFILIATED     FROM
                       BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT  AS OF   INVESTMENT  AFFILIATED
                        10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17  10/31/17 COMPANIES   INVESTMENT
                       ---------- --------- ---------- ------------ ------------- ---------- -------- ---------- -------------
CSTG&E U.S. SOCIAL
 CORE EQUITY 2
 PORTFOLIO
DFA Short Term
 Investment Fund......  $16,539    $14,307   $25,762       $ 2           $(2)       $5,084     439       $55          --
                        -------    -------   -------       ---           ---        ------     ---       ---          --
TOTAL                   $16,539    $14,307   $25,762       $ 2           $(2)       $5,084     439       $55          --
                        =======    =======   =======       ===           ===        ======     ===       ===          ==

CSTG&E
 INTERNATIONAL SOCIAL
 CORE EQUITY
 PORTFOLIO
DFA Short Term
 Investment Fund......  $ 3,822    $36,341   $33,416       $--           $(1)       $6,746     583       $56          --
                        -------    -------   -------       ---           ---        ------     ---       ---          --
TOTAL                   $ 3,822    $36,341   $33,416       $--           $(1)       $6,746     583       $56          --
                        =======    =======   =======       ===           ===        ======     ===       ===          ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains/losses, foreign capital gains tax and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                      INCREASE       INCREASE
                                                                     (DECREASE)     (DECREASE)
                                                      INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                     (DECREASE)    NET INVESTMENT  NET REALIZED
                                                   PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                   --------------- -------------- --------------
CSTG&E U.S. Social Core Equity 2 Portfolio........      $  93           $(60)          $(33)
CSTG&E International Social Core Equity Portfolio.       (904)            44            860

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                   -------------- ------------- ------
CSTG&E U.S. Social Core Equity 2 Portfolio
2016..............................................     $1,589        $1,316     $2,905
2017..............................................      1,529         1,703      3,232
CSTG&E International Social Core Equity Portfolio
2016..............................................      2,576            --      2,576
2017..............................................      2,207            --      2,207

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                   -------------- ------------- -----
CSTG&E U.S. Social Core Equity 2 Portfolio........      $(27)         $(66)     $(93)
CSTG&E International Social Core Equity Portfolio.        --            --        --

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                  UNDISTRIBUTED                                               TOTAL NET
                                  NET INVESTMENT                                            DISTRIBUTABLE
                                    INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                    SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                  CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                  -------------- ------------- ------------- -------------- -------------
CSTG&E U.S. Social Core Equity 2
  Portfolio......................      $ 76         $3,580             --       $43,736        $47,392
CSTG&E International Social Core
  Equity Portfolio...............       607             --        $(9,871)       13,041          3,777

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                          UNLIMITED TOTAL
                                                          --------- -----
       CSTG&E U.S. Social Core Equity 2 Portfolio........      --      --
       CSTG&E International Social Core Equity Portfolio.   9,871   9,871

   During the year ended October 31, 2017, the Portfolios did not utilize capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                     NET
                                                                                                  UNREALIZED
                                                             FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                                             TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                                             -------- ------------ ------------ --------------
CSTG&E U.S. Social Core Equity 2 Portfolio.................. $63,173    $45,863      $ (2,127)     $43,736
CSTG&E International Social Core Equity Portfolio...........  90,148     25,435       (12,394)      13,041

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by CSTG&E International Social Core Equity Portfolio may be inhibited.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                            AVERAGE    AVERAGE LOAN     DAYS     EXPENSE  BORROWED DURING
                                         INTEREST RATE   BALANCE    OUTSTANDING* INCURRED   THE PERIOD
                                         ------------- ------------ ------------ -------- ---------------
CSTG&E U.S. Social Core Equity 2
  Portfolio.............................     1.63%        $1,351          9         $1        $2,668
CSTG&E International Social Core Equity
  Portfolio.............................     1.66%           341         46          1         1,636

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

Cross trades for the year ended October 31, 2017, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                                    PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                                    --------- ------ --------------------
CSTG&E U.S. Social Core Equity 2 Portfolio..................  $  623   $1,162         $184
CSTG&E International Social Core Equity Portfolio...........   1,105    1,611          189

J. SECURITIES LENDING:

   As of October 31, 2017, the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short-and/or long-term U.S Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                   MARKET
                                                                   VALUE
                                                                   ------
      CSTG&E U.S. Social Core Equity 2 Portfolio.................. $3,656
      CSTG&E International Social Core Equity Portfolio...........    458

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                               REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                            AS OF OCTOBER 31, 2017
                                            -------------------------------------------------------
                                            OVERNIGHT AND            BETWEEN
                                             CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS   TOTAL
-                                           ------------- -------- ------------ -------- ----------
SECURITIES LENDING TRANSACTIONS
CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Common Stocks..............................  $5,083,587      --         --         --    $5,083,587

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY
  PORTFOLIO
Common Stocks..............................   6,745,693      --         --         --     6,745,693

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders are omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                 PERCENTAGE OF
                                                     NUMBER OF    OUTSTANDING
                                                    SHAREHOLDERS    SHARES
                                                    ------------ -------------
 CSTG&E U.S. Social Core Equity 2 Portfolio........      2            97%
 CSTG&E International Social Core Equity Portfolio.      2            98%

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                                          OTHER
                                         TERM OF                                PORTFOLIOS WITHIN   DIRECTORSHIPS OF
     NAME, ADDRESS                     OFFICE/1/ AND                              THE DFA FUND      PUBLIC COMPANIES
          AND                           LENGTH OF       PRINCIPAL OCCUPATION       COMPLEX/2/          HELD DURING
     YEAR OF BIRTH         POSITION      SERVICE        DURING PAST 5 YEARS         OVERSEEN          PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED TRUSTEES/DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
George M. Constantinides  Director of  DFAIDG-        Leo Melamed Professor of  126 portfolios in  None
University of Chicago     DFAIDG       Since 1983     Finance, University of    4 investment
Booth School of Business  and DIG      DIG-           Chicago Booth School of   companies
5807 S. Woodlawn          Trustee of   Since 1993     Business (since 1978).
Avenue                    DFAITC       DFAITC-
Chicago, IL 60637         and DEM      Since 1992
1947                                   DEM-
                                       Since 1993
-----------------------------------------------------------------------------------------------------------------------
Douglas W. Diamond        Director of  DFAIDG-        Merton H. Miller          126 portfolios in  None
University of Chicago     DFAIDG       Since June     Distinguished Service     4 investment
Booth School of Business  and DIG      2017           Professor of Finance,     companies
5807 S. Woodlawn          Trustee of   DIG- Since     University of Chicago
Avenue                    DFAITC       June 2017      Booth School of Business
Chicago, IL 60637         and DEM      DFAITC- Since  (since 1988). Visiting
1953                                   June 2017      Scholar, Federal Reserve
                                       DEM- Since     Bank of Richmond (since
                                       June 2017      1990). Formerly, Fischer
                                                      Black Visiting Professor
                                                      of Financial Economics,
                                                      Alfred P. Sloan School
                                                      of Management,
                                                      Massachusetts Institute
                                                      of Technology (2015 to
                                                      2016).
-----------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson         Director of  DFAIDG-        Professor in Practice     126 portfolios in  None
Yale School of            DFAIDG       Since 1981     Emeritus of Finance,      4 investment
Management                and DIG      DIG-           Yale School of            companies
P.O. Box 208200           Trustee of   Since 1993     Management (since 1984).
New Haven, CT             DFAITC       DFAITC-        Chairman, CIO and
06520-8200                and DEM      Since 1992     Partner, Zebra Capital
1943                                   DEM-           Management, LLC (hedge
                                       Since 1993     fund and asset manager)
                                                      (since 2001). Formerly,
                                                      Consultant to
                                                      Morningstar, Inc.
                                                      (2006-2016).
-----------------------------------------------------------------------------------------------------------------------
Edward P. Lazear          Director of  DFAIDG-        Distinguished Visiting    126 portfolios in  None
Stanford University       DFAIDG       Since 2010     Fellow, Becker Friedman   4 investment
Graduate School of        and DIG      DIG-           Institute for Research    companies
Business                  Trustee of   Since 2010     in Economics, University
Knight Management         DFAITC       DFAITC-        of Chicago (since
Center, E346              and DEM      Since 2010     2015). Morris Arnold Cox
Stanford, CA 94305                     DEM-           Senior Fellow, Hoover
1948                                   Since 2010     Institution (since
                                                      2002). Jack Steele
                                                      Parker Professor of
                                                      Human Resources
                                                      Management and
                                                      Economics, Graduate
                                                      School of Business,
                                                      Stanford University
                                                      (since 1995).
                                                      Cornerstone Research
                                                      (expert testimony and
                                                      economic and financial
                                                      analysis) (since 2009).
-----------------------------------------------------------------------------------------------------------------------
Myron S. Scholes          Director of  DFAIDG-        Chief Investment          126 portfolios in  Formerly, Adviser,
c/o Dimensional Fund      DFAIDG       Since 1981     Strategist, Janus         4 investment       Kuapay, Inc.
Advisors LP               and DIG      DIG-           Henderson Investors       companies          (2013-2014).
6300 Bee Cave Road,       Trustee of   Since 1993     (since 2014). Frank E.                       Formerly, Director,
Building One              DFAITC       DFAITC-        Buck Professor of                            American Century
Austin, TX 78746          and DEM      Since 1992     Finance, Emeritus,                           Fund Complex
1941                                   DEM-           Graduate School of                           (registered
                                       Since 1993     Business, Stanford                           investment
                                                      University (since 1981).                     companies) (43
                                                                                                   Portfolios)
                                                                                                   (1980-2014).
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           OTHER
                                        TERM OF                                 PORTFOLIOS WITHIN    DIRECTORSHIPS OF
     NAME, ADDRESS                     OFFICE/1/ AND                              THE DFA FUND       PUBLIC COMPANIES
          AND                          LENGTH OF        PRINCIPAL OCCUPATION       COMPLEX/2/           HELD DURING
     YEAR OF BIRTH         POSITION     SERVICE         DURING PAST 5 YEARS         OVERSEEN           PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED TRUSTEES/DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Abbie J. Smith            Director of  DFAIDG-        Boris and Irene Stern     126 portfolios in  Lead Director,
University of Chicago     DFAIDG       Since 2000     Distinguished Service     4 investment       (beginning May
Booth School of Business  and DIG      DIG-           Professor of Accounting,  companies          2014) and Director
5807 S. Woodlawn          Trustee of   Since 2000     University of Chicago                        (since 2000), HNI
Avenue                    DFAITC       DFAITC-        Booth School of Business                     Corporation
Chicago, IL 60637         and DEM      Since 2000     (since 1980).                                (formerly known as
1953                                   DEM- Since                                                  HON Industries
                                       2000                                                        Inc.) (office
                                                                                                   furniture); Director,
                                                                                                   Ryder System Inc.
                                                                                                   (transportation,
                                                                                                   logistics and
                                                                                                   supply-chain
                                                                                                   management)
                                                                                                   (since 2003); and
                                                                                                   Trustee, UBS
                                                                                                   Funds (3
                                                                                                   investment
                                                                                                   companies within
                                                                                                   the fund complex)
                                                                                                   (24 portfolios)
                                                                                                   (since 2009).
-------------------------------------------------------------------------------------------------------------------------

                                                                                                                 OTHER
                                   TERM OF                                               PORTFOLIOS WITHIN  DIRECTORSHIPS OF
                                  OFFICE/1/ AND                                            THE DFA FUND     PUBLIC COMPANIES
 NAME, ADDRESS AND                LENGTH OF           PRINCIPAL OCCUPATION DURING           COMPLEX/2/        HELD DURING
  YEAR OF BIRTH       POSITION     SERVICE                    PAST 5 YEARS                   OVERSEEN        PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES/DIRECTORS*
-----------------------------------------------------------------------------------------------------------------------------
David G. Booth       Chairman     DFAIDG-        Chairman, Director/Trustee, and         126 portfolios in       None
6300 Bee Cave Road,  Director of  Since 1981     formerly, President and Co-Chief        4 investment
Building One         DFAIDG       DIG- Since     Executive Officer (each until March     companies
Austin, TX 78746     and DIG      1992           2017) of Dimensional Emerging
1946                 Trustee of   DFAITC-        Markets Value Fund ("DEM"), DFAIDG,
                     DFAITC       Since 1992     Dimensional Investment Group Inc.
                     and DEM      DEM-           ("DIG") and The DFA Investment Trust
                                  Since 1993     Company ("DFAITC"). Executive
                                                 Chairman, and formerly, President and
                                                 Co-Chief Executive Officer (each until
                                                 February 2017) of Dimensional
                                                 Holdings Inc., Dimensional Fund
                                                 Advisors LP and DFA Securities LLC
                                                 (collectively with DEM, DFAIDG, DIG
                                                 and DFAITC, the "DFA Entities").
                                                 Chairman and Director (since 2009)
                                                 and formerly Co-Chief Executive
                                                 Officer (2010- June 2017) of
                                                 Dimensional Fund Advisors Canada
                                                 ULC. Trustee, University of Chicago
                                                 (since 2002). Trustee, University of
                                                 Kansas Endowment Association (since
                                                 2005). Formerly, Director of
                                                 Dimensional Fund Advisors Ltd. (2002-
                                                 July 2017), DFA Australia Limited
                                                 (1994-July 2017), Dimensional
                                                 Advisors Ltd. (2012-July 2017),
                                                 Dimensional Funds plc (2006-July
                                                 2017) and Dimensional Funds II plc
                                                 (2006-July 2017). Formerly, Director
                                                 and President of Dimensional Japan
                                                 Ltd. (2012-April 2017). Formerly,
                                                 President, Dimensional SmartNest
                                                 (US) LLC (2009-2014); and Limited
                                                 Partner, VSC Investors, LLC (2007 to
                                                 2015). Formerly, Chairman, Director,
                                                 President and Co-Chief Executive
                                                 Officer of Dimensional Cayman
                                                 Commodity Fund I Ltd. (2010-
                                                 September 2017).
-----------------------------------------------------------------------------------------------------------------------------

/1 /Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2 /Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

/* /The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                             TERM OF OFFICE/1/
   NAME AND YEAR OF                           AND LENGTH OF
        BIRTH                POSITION            SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Valerie A. Brown        Vice President and     Since 2001       Vice President and Assistant Secretary of all the
1967                    Assistant Secretary                     DFA Entities, DFA Australia Limited, Dimensional
                                                                Fund Advisors Ltd., Dimensional Cayman
                                                                Commodity Fund I Ltd., Dimensional Fund Advisors
                                                                Pte. Ltd. and Dimensional Hong Kong Limited.
                                                                Director, Vice President and Assistant Secretary of
                                                                Dimensional Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------------
David P. Butler         Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities
1964                    Officer                                 (since 2017); Director of Dimensional Holdings Inc.
                                                                (since February 2017), Dimensional Fund Advisors
                                                                Canada ULC (since March 2017), Dimensional
                                                                Japan Ltd. (since April 2017), Dimensional Advisors
                                                                Ltd. (since July 2017), DFA Australia Limited (since
                                                                July 2017) and Dimensional Fund Advisors Ltd.
                                                                (since August 2017); Director and Co-Chief
                                                                Executive Officer of Dimensional Cayman
                                                                Commodity Fund I Ltd. (since September 13, 2017).
                                                                Formerly, Vice President (October 2007 to February
                                                                2017), of all the DFA Entities. Head of Global
                                                                Financial Advisor Services (since October 2007) for
                                                                Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Stephen A. Clark        Executive Vice         Since 2017       Executive Vice President (since March 2017) and
1972                    President                               formerly, Vice President (2004 to March 2017), of all
                                                                the DFA Entities. Director and Vice President (since
                                                                February 2016) of Dimensional Japan Ltd. President
                                                                and Director (since February 2016) of Dimensional
                                                                Fund Advisors Canada ULC. Vice President (since
                                                                April 2008) and Director (since October 2016) of
                                                                DFA Australia Limited. Director (since April 2016) of
                                                                Dimensional Advisors Ltd., Dimensional Fund
                                                                Advisors Pte. Ltd., and Dimensional Hong Kong
                                                                Limited. Vice President (since June 2016) of
                                                                Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                                Institutional Services (since January 2014) for
                                                                Dimensional Fund Advisors LP. Formerly, Vice
                                                                President (December 2010-February 2016) of
                                                                Dimensional Fund Advisors Canada ULC; and Head
                                                                of Institutional, North America (March 2012 to
                                                                December 2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Christopher S. Crossan  Vice President and     Since 2004       Vice President and Global Chief Compliance Officer
1965                    Global Chief                            of all the DFA Entities, DFA Australia Limited and
                        Compliance Officer                      Dimensional Fund Advisors Ltd. Chief Compliance
                                                                Officer and Chief Privacy Officer of Dimensional
                                                                Fund Advisors Canada ULC (since October 2006
                                                                and March 2015, respectively), Chief Compliance
                                                                Officer of Dimensional Fund Advisors Pte. Ltd. (since
                                                                October 2012) and Dimensional Japan Ltd. (since
                                                                February 2017). Formerly, Vice President and Global
                                                                Chief Compliance Officer (October 2010-2014) for
                                                                Dimensional SmartNest (US) LLC.
----------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE/1/
   NAME AND YEAR OF                                    AND LENGTH OF
         BIRTH                  POSITION                  SERVICE               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
(Michael) Sam Gilliland  Executive Vice          Since 2017                 Executive Vice President and Chief Operating
1962                     President                                          Officer of the DFA Fund Complex (since March
                                                                            2017). Executive Vice President (since February
                                                                            2017), Senior Advisor and Chief Operating Officer
                                                                            (since February 2016) of Dimensional Funds
                                                                            Advisors LP, Dimensional Holdings Inc. and
                                                                            Dimensional Investment LLC. Executive Vice
                                                                            President (since February 2017) of DFA Securities
                                                                            LLC. Director of Dimensional Advisors Ltd. (since
                                                                            February 2017), Dimensional Hong Kong Limited
                                                                            (since February 2017) and DFA Australia Limited
                                                                            (since October 2016). Formerly, Consultant for
                                                                            MSG Consulting (August 2013-February 2017), and
                                                                            Chairman and Chief Executive Officer of Sabre
                                                                            Holdings (December 2003-August 2013).
------------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle        Vice President, Chief   Since 2015                 Vice President, Chief Financial Officer, and
1958                     Financial Officer, and                             Treasurer of all the DFA Entities. Chief
                         Treasurer                                          Financial Officer, Treasurer and Vice President
                                                                            of Dimensional Advisors Ltd., Dimensional Fund
                                                                            Advisors Ltd., Dimensional Hong Kong Limited,
                                                                            Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Fund Advisors Canada ULC, Dimensional
                                                                            Fund Advisors Pte. Ltd and DFA Australia Limited.
                                                                            Director (since August 2016) for Dimensional
                                                                            Funds plc and Dimensional Funds II plc. Formerly,
                                                                            interim Chief Financial Officer and interim
                                                                            Treasurer of all the DFA Entities (April
                                                                            2016-September 2016); interim Chief Financial
                                                                            Officer and interim Treasurer (April 2016-July
                                                                            2016) of Dimensional Fund Advisors LP,
                                                                            Dimensional Fund Advisors Ltd., DFA Australia
                                                                            Limited, Dimensional Advisors Ltd., Dimensional
                                                                            Fund Advisors Pte. Ltd, Dimensional Hong Kong
                                                                            Limited, Dimensional Cayman Commodity Fund I
                                                                            Ltd., Dimensional Fund Advisors Canada ULC;
                                                                            Controller (August 2015-September 2016) of all
                                                                            the DFA Entities; Controller (August 2015-July
                                                                            2016) Dimensional Fund Advisors LP; Vice
                                                                            President of T. Rowe Price Group, Inc. and
                                                                            Director of Investment Treasury and Treasurer of
                                                                            the T. Rowe Price Funds (March 2008-July 2015).
------------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon             Vice President and      Vice President since 2004  Vice President and Assistant Secretary (since
1973                     Assistant Secretary     and Assistant Secretary    2004 and March 2017, respectively) of all the DFA
                                                 since 2017                 Entities and Dimensional Cayman Commodity Fund I
                                                                            Ltd.
------------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell        Vice President          Since 2010                 Vice President of all the DFA Entities and
1972                                                                        Dimensional Cayman Commodity Fund I Ltd.
------------------------------------------------------------------------------------------------------------------------------
Catherine L. Newell      President and General   Since 2017                 President and General Counsel (since March 2017),
1964                     Counsel                                            and formerly, Vice President and Secretary (1997
                                                                            and 2000, respectively, to March 2017), of all
                                                                            the DFA Entities. Director, Vice President and
                                                                            Secretary of DFA Australia Limited and
                                                                            Dimensional Fund Advisors Ltd. (since February
                                                                            2002, April 1997, and May 2002, respectively).
                                                                            Vice President and Secretary of Dimensional Fund
                                                                            Advisors Canada ULC (since June 2003),
                                                                            Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Japan Ltd (since February 2012),
                                                                            Dimensional Advisors Ltd. (since March 2012) and
                                                                            Dimensional Fund Advisors Pte. Ltd. (since June
                                                                            2012). Director of Dimensional Funds plc and
                                                                            Dimensional Funds II plc (since 2002 and 2006,
                                                                            respectively). Director of Dimensional Japan
                                                                            Ltd., Dimensional Advisors Ltd., Dimensional Fund
                                                                            Advisors Pte. Ltd. and Dimensional Hong Kong
                                                                            Limited (since August 2012 and July 2012).
                                                                            Formerly, Vice President and Secretary (October
                                                                            2010-November 2014) of Dimensional SmartNest (US)
                                                                            LLC.
------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF OFFICE/1/
 NAME AND YEAR OF                             AND LENGTH OF
      BIRTH              POSITION                SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz   Vice President and  Since 2013                 Vice President and Deputy Chief Compliance Officer
1961                Deputy Chief                                   of all the DFA Entities. Deputy Chief Compliance
                    Compliance Officer                             Officer (since December 2012) of Dimensional Fund
                                                                   Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Carolyn L. O        Vice President and  Vice President since 2010  Vice President and Secretary (since 2010 and March
1974                Secretary           and Secretary since 2017   2017, respectively) of all the DFA Entities,
                                                                   Dimensional Cayman Commodity Fund I Ltd., and
                                                                   Dimensional Fund Advisors Canada ULC (since April
                                                                   2016).
------------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive  Since 2017                 Co-Chief Executive Officer and Chief Investment
1976                Officer and Chief                              Officer of DFAIDG, DFAITC, DIG and DEM (since
                    Investment Officer                             September, 2017) and Dimensional Holdings Inc.,
                                                                   Dimensional Fund Advisors LP, DFA Securities LLC
                                                                   and Dimensional Fund Advisors Canada ULC (since
                                                                   September, 2017); Chief Investment Officer and
                                                                   Director of DFA Australia Limited (since September,
                                                                   2017 and October 2017, respectively); Director,
                                                                   Co-Chief Executive Officer and Chief Investment
                                                                   Officer of Dimensional Cayman Commodity Fund I
                                                                   Ltd. (since September, 2017); Director of
                                                                   Dimensional Funds plc and Dimensional Fund II plc
                                                                   (since August 2014) and Dimensional Fund Advisors
                                                                   Pte. Ltd. (since June 2017); Co-Chief Investment
                                                                   Officer and Vice President (since February 2016) of
                                                                   Dimensional Japan Ltd. Formerly, Executive Vice
                                                                   President (March 2017-September, 2017), Co-Chief
                                                                   Investment Officer (June 2014-September, 2017)
                                                                   and Vice President (January 2007-March 2017) of
                                                                   DFAIDG, DFAITC, DIG and DEM; Executive Vice
                                                                   President (February 2017-September, 2017),
                                                                   Co-Chief Investment Officer (June 2014-September,
                                                                   2017) and Vice President (January 2007-February
                                                                   2017) of Dimensional Holdings Inc., Dimensional
                                                                   Fund Advisors LP and DFA Securities LLC; Vice
                                                                   President and Co-Chief Investment Officer (April
                                                                   2014-September, 2017) of Dimensional Fund
                                                                   Advisors Canada ULC; Co-Chief Investment Officer
                                                                   of DFA Australia Limited (April 2014-September,
                                                                   2017); Co-Chief Investment Officer of DFA Securities
                                                                   LLC, Dimensional Fund Advisors LP, and
                                                                   Dimensional Holdings LLC (April 2014-September,
                                                                   2017).
------------------------------------------------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                QUALIFYING
                                                                                    FOR
                            NET                                                  CORPORATE
                        INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING  FOREIGN    FOREIGN
DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND     TAX       SOURCE
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) CREDIT (3) INCOME (4)
---------------------  ------------- ------------- ------------- ------------- ------------- ---------- ---------- ----------
CSTG&E U.S. Social
 Core Equity 2
 Portfolio............       47%          --            53%           100%          100%        100%        --         --
CSTG&E International
 Social Core Equity
 Portfolio............      100%          --            --            100%          100%        100%         6%       114%

                                  QUALIFYING
                                    SHORT-
                       QUALIFYING    TERM
DFA INVESTMENT          INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INCOME (5)  GAIN (6)
---------------------  ---------- ----------
CSTG&E U.S. Social
 Core Equity 2
 Portfolio............    100%       100%
CSTG&E International
 Social Core Equity
 Portfolio............    100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(4)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(5)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                               DFA103117-015A
 [LOGO]                                                              00202784

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

DFA SOCIAL FIXED INCOME PORTFOLIO

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..........................   1
      Performance Charts...............................................   2
      Management's Discussion and Analysis.............................   5
      Disclosure of Fund Expenses......................................  10
      Disclosure of Portfolio Holdings.................................  12
      Summary Schedules of Portfolio Holdings/Schedule of Investments
          U.S. Social Core Equity 2 Portfolio..........................  14
          U.S. Sustainability Core 1 Portfolio.........................  17
          International Sustainability Core 1 Portfolio................  20
          International Social Core Equity Portfolio...................  24
          Emerging Markets Social Core Equity Portfolio................  28
          DFA Social Fixed Income Portfolio............................  33
      Statements of Assets and Liabilities.............................  40
      Statements of Operations.........................................  42
      Statements of Changes in Net Assets..............................  44
      Financial Highlights.............................................  46
      Notes to Financial Statements....................................  49
      Report of Independent Registered Public Accounting Firm..........  64
   FUND MANAGEMENT.....................................................  65
   VOTING PROXIES ON FUND PORTFOLIO SECURITIES.........................  72
   NOTICE TO SHAREHOLDERS..............................................  73

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
GDR     Global Depositary Receipt
P.L.C.  Public Limited Company
CAD     Canadian Dollar
EUR     Euro
SEK     Swedish Krona
USD     United States Dollar

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.
(B)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)     Non-Annualized
(D)     Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017


                                     [CHART]

                      U.S. Social Core                  Russell 3000(R)
                     Equity 2 Portfolio                      Index
                 -------------------------          -----------------------

10/2007                  $10,000                            $10,000
11/2007                   $9,396                             $9,550
12/2007                   $9,303                             $9,492
01/2008                   $8,839                             $8,917
02/2008                   $8,576                             $8,640
03/2008                   $8,557                             $8,589
04/2008                   $9,014                             $9,018
05/2008                   $9,267                             $9,203
06/2008                   $8,425                             $8,443
07/2008                   $8,374                             $8,376
08/2008                   $8,557                             $8,506
09/2008                   $7,772                             $7,706
10/2008                   $6,250                             $6,340
11/2008                   $5,617                             $5,839
12/2008                   $5,754                             $5,951
01/2009                   $5,135                             $5,451
02/2009                   $4,537                             $4,880
03/2009                   $5,011                             $5,308
04/2009                   $5,746                             $5,866
05/2009                   $6,005                             $6,179
06/2009                   $5,974                             $6,200
07/2009                   $6,525                             $6,683
08/2009                   $6,785                             $6,922
09/2009                   $7,135                             $7,212
10/2009                   $6,844                             $7,026
11/2009                   $7,125                             $7,426
12/2009                   $7,461                             $7,637
01/2010                   $7,168                             $7,362
02/2010                   $7,503                             $7,612
03/2010                   $8,059                             $8,091
04/2010                   $8,395                             $8,266
05/2010                   $7,713                             $7,613
06/2010                   $7,149                             $7,175
07/2010                   $7,685                             $7,673
08/2010                   $7,191                             $7,312
09/2010                   $7,968                             $8,003
10/2010                   $8,264                             $8,315
11/2010                   $8,443                             $8,363
12/2010                   $9,139                             $8,930
01/2011                   $9,319                             $9,125
02/2011                   $9,775                             $9,458
03/2011                   $9,899                             $9,500
04/2011                  $10,101                             $9,783
05/2011                   $9,910                             $9,671
06/2011                   $9,723                             $9,498
07/2011                   $9,403                             $9,280
08/2011                   $8,658                             $8,723
09/2011                   $7,789                             $8,047
10/2011                   $8,890                             $8,973
11/2011                   $8,858                             $8,948
12/2011                   $8,897                             $9,022
01/2012                   $9,392                             $9,477
02/2012                   $9,811                             $9,878
03/2012                  $10,042                            $10,183
04/2012                   $9,935                            $10,116
05/2012                   $9,213                             $9,491
06/2012                   $9,536                             $9,862
07/2012                   $9,580                             $9,960
08/2012                   $9,893                            $10,209
09/2012                  $10,178                            $10,477
10/2012                  $10,102                            $10,296
11/2012                  $10,189                            $10,376
12/2012                  $10,455                            $10,503
01/2013                  $11,128                            $11,079
02/2013                  $11,260                            $11,226
03/2013                  $11,727                            $11,666
04/2013                  $11,771                            $11,857
05/2013                  $12,235                            $12,137
06/2013                  $12,113                            $11,979
07/2013                  $12,824                            $12,636
08/2013                  $12,424                            $12,283
09/2013                  $12,948                            $12,740
10/2013                  $13,483                            $13,281
11/2013                  $13,929                            $13,666
12/2013                  $14,331                            $14,027
01/2014                  $13,716                            $13,584
02/2014                  $14,343                            $14,228
03/2014                  $14,546                            $14,303
04/2014                  $14,477                            $14,321
05/2014                  $14,729                            $14,633
06/2014                  $15,230                            $15,000
07/2014                  $14,794                            $14,704
08/2014                  $15,391                            $15,321
09/2014                  $14,835                            $15,002
10/2014                  $15,169                            $15,415
11/2014                  $15,399                            $15,788
12/2014                  $15,478                            $15,788
01/2015                  $14,829                            $15,349
02/2015                  $15,785                            $16,237
03/2015                  $15,671                            $16,072
04/2015                  $15,730                            $16,145
05/2015                  $15,872                            $16,368
06/2015                  $15,663                            $16,094
07/2015                  $15,604                            $16,364
08/2015                  $14,749                            $15,376
09/2015                  $14,222                            $14,928
10/2015                  $15,248                            $16,107
11/2015                  $15,367                            $16,196
12/2015                  $14,760                            $15,864
01/2016                  $13,833                            $14,969
02/2016                  $13,967                            $14,964
03/2016                  $15,023                            $16,017
04/2016                  $15,145                            $16,117
05/2016                  $15,366                            $16,405
06/2016                  $15,245                            $16,439
07/2016                  $15,897                            $17,091
08/2016                  $16,081                            $17,135
09/2016                  $16,124                            $17,162
10/2016                  $15,766                            $16,790
11/2016                  $17,013                            $17,542
12/2016                  $17,384                            $17,884
01/2017                  $17,647                            $18,221
02/2017                  $18,123                            $18,898
03/2017                  $18,070                            $18,911
04/2017                  $18,220                            $19,112
05/2017                  $18,158                            $19,307
06/2017                  $18,449                            $19,481
07/2017                  $18,752                            $19,849            Past performance is not predictive of
08/2017                  $18,563                            $19,887            future performance.
09/2017                  $19,326                            $20,372            The returns shown do not reflect the
10/2017                  $19,706                            $20,816            deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
           AVERAGE ANNUAL         ONE         FIVE          TEN                redemption of fund shares.
           TOTAL RETURN           YEAR        YEARS        YEARS               Russell data copyright (C) Russell
           ------------------------------------------------------------        Investment Group 1995-2017, all rights
                                 24.99%       14.30%       7.02%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. SUSTAINABILITY CORE 1 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
MARCH 12, 2008-OCTOBER 31, 2017

                                     [CHART]

                   U.S. Sustainability                   Russell 3000(R)
                     Core 1 Portfolio                         Index
                 ------------------------           -----------------------

03/2008                  $10,000                            $10,000
03/2008                  $10,190                            $10,127
04/2008                  $10,650                            $10,633
05/2008                  $10,910                            $10,851
06/2008                  $10,056                             $9,955
07/2008                  $10,006                             $9,876
08/2008                  $10,217                            $10,029
09/2008                   $9,270                             $9,086
10/2008                   $7,438                             $7,475
11/2008                   $6,794                             $6,885
12/2008                   $6,955                             $7,016
01/2009                   $6,315                             $6,428
02/2009                   $5,615                             $5,754
03/2009                   $6,162                             $6,258
04/2009                   $6,948                             $6,917
05/2009                   $7,305                             $7,286
06/2009                   $7,326                             $7,311
07/2009                   $7,951                             $7,880
08/2009                   $8,259                             $8,161
09/2009                   $8,680                             $8,503
10/2009                   $8,382                             $8,285
11/2009                   $8,783                             $8,755
12/2009                   $9,136                             $9,005
01/2010                   $8,836                             $8,680
02/2010                   $9,177                             $8,975
03/2010                   $9,785                             $9,540
04/2010                  $10,106                             $9,746
05/2010                   $9,288                             $8,976
06/2010                   $8,694                             $8,460
07/2010                   $9,286                             $9,047
08/2010                   $8,756                             $8,622
09/2010                   $9,632                             $9,436
10/2010                   $9,987                             $9,804
11/2010                  $10,112                             $9,861
12/2010                  $10,843                            $10,529
01/2011                  $11,063                            $10,759
02/2011                  $11,503                            $11,151
03/2011                  $11,620                            $11,201
04/2011                  $11,914                            $11,535
05/2011                  $11,746                            $11,403
06/2011                  $11,543                            $11,198
07/2011                  $11,237                            $10,942
08/2011                  $10,457                            $10,286
09/2011                   $9,522                             $9,487
10/2011                  $10,717                            $10,579
11/2011                  $10,707                            $10,551
12/2011                  $10,771                            $10,637
01/2012                  $11,356                            $11,174
02/2012                  $11,867                            $11,647
03/2012                  $12,167                            $12,006
04/2012                  $12,050                            $11,927
05/2012                  $11,239                            $11,190
06/2012                  $11,649                            $11,628
07/2012                  $11,734                            $11,744
08/2012                  $12,098                            $12,037
09/2012                  $12,444                            $12,353
10/2012                  $12,282                            $12,140
11/2012                  $12,390                            $12,234
12/2012                  $12,608                            $12,384
01/2013                  $13,380                            $13,063
02/2013                  $13,543                            $13,236
03/2013                  $14,107                            $13,755
04/2013                  $14,249                            $13,980
05/2013                  $14,728                            $14,310
06/2013                  $14,561                            $14,124
07/2013                  $15,436                            $14,898
08/2013                  $14,998                            $14,483
09/2013                  $15,614                            $15,021
10/2013                  $16,262                            $15,659
11/2013                  $16,778                            $16,113
12/2013                  $17,233                            $16,539
01/2014                  $16,633                            $16,016
02/2014                  $17,422                            $16,776
03/2014                  $17,551                            $16,865
04/2014                  $17,506                            $16,885
05/2014                  $17,862                            $17,254
06/2014                  $18,393                            $17,686
07/2014                  $17,935                            $17,338
08/2014                  $18,706                            $18,065
09/2014                  $18,186                            $17,688
10/2014                  $18,646                            $18,175
11/2014                  $18,994                            $18,616
12/2014                  $19,023                            $18,615
01/2015                  $18,406                            $18,097
02/2015                  $19,560                            $19,145
03/2015                  $19,411                            $18,950
04/2015                  $19,480                            $19,036
05/2015                  $19,721                            $19,299
06/2015                  $19,468                            $18,977
07/2015                  $19,606                            $19,294
08/2015                  $18,514                            $18,129
09/2015                  $17,904                            $17,601
10/2015                  $19,220                            $18,991
11/2015                  $19,358                            $19,096
12/2015                  $18,789                            $18,704
01/2016                  $17,687                            $17,649
02/2016                  $17,804                            $17,643
03/2016                  $19,078                            $18,886
04/2016                  $19,078                            $19,003
05/2016                  $19,431                            $19,343
06/2016                  $19,269                            $19,382
07/2016                  $20,120                            $20,152
08/2016                  $20,262                            $20,203
09/2016                  $20,311                            $20,235
10/2016                  $19,837                            $19,797
11/2016                  $21,034                            $20,683
12/2016                  $21,403                            $21,086
01/2017                  $21,787                            $21,483
02/2017                  $22,544                            $22,282
03/2017                  $22,579                            $22,297
04/2017                  $22,820                            $22,534
05/2017                  $22,929                            $22,764
06/2017                  $23,204                            $22,970
07/2017                  $23,652                            $23,403            Past performance is not predictive of
08/2017                  $23,603                            $23,448            future performance.
09/2017                  $24,298                            $24,020            The returns shown do not reflect the
10/2017                  $24,831                            $24,544            deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          SINCE               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS       INCEPTION             Russell data copyright (C) Russell
          --------------------------------------------------------------       Investment Group 1995-2017, all rights
                                25.18%       15.12%        9.90%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
March 12, 2008-October 31, 2017

                                     [CHART]

                  International Sustainability       MSCI World ex USA Index
                        Core 1 Portfolio                 (net dividends)
                   -------------------------         -----------------------

03/2008                     $10,000                           $10,000
03/2008                     $10,110                           $10,013
04/2008                     $10,500                           $10,570
05/2008                     $10,680                           $10,730
06/2008                      $9,760                            $9,896
07/2008                      $9,386                            $9,544
08/2008                      $9,062                            $9,175
09/2008                      $7,852                            $7,850
10/2008                      $6,087                            $6,217
11/2008                      $5,752                            $5,880
12/2008                      $6,182                            $6,190
01/2009                      $5,477                            $5,612
02/2009                      $4,915                            $5,044
03/2009                      $5,314                            $5,377
04/2009                      $6,052                            $6,070
05/2009                      $6,912                            $6,838
06/2009                      $6,840                            $6,767
07/2009                      $7,482                            $7,402
08/2009                      $7,887                            $7,757
09/2009                      $8,257                            $8,077
10/2009                      $8,008                            $7,947
11/2009                      $8,226                            $8,144
12/2009                      $8,342                            $8,274
01/2010                      $7,986                            $7,886
02/2010                      $7,986                            $7,878
03/2010                      $8,562                            $8,385
04/2010                      $8,478                            $8,260
05/2010                      $7,494                            $7,349
06/2010                      $7,373                            $7,242
07/2010                      $8,125                            $7,912
08/2010                      $7,807                            $7,675
09/2010                      $8,604                            $8,411
10/2010                      $8,912                            $8,711
11/2010                      $8,540                            $8,342
12/2010                      $9,304                            $9,014
01/2011                      $9,518                            $9,208
02/2011                      $9,871                            $9,550
03/2011                      $9,691                            $9,358
04/2011                     $10,216                            $9,868
05/2011                      $9,938                            $9,575
06/2011                      $9,762                            $9,439
07/2011                      $9,534                            $9,283
08/2011                      $8,687                            $8,498
09/2011                      $7,720                            $7,645
10/2011                      $8,429                            $8,389
11/2011                      $8,189                            $8,001
12/2011                      $7,998                            $7,914
01/2012                      $8,526                            $8,341
02/2012                      $8,955                            $8,799
03/2012                      $8,962                            $8,734
04/2012                      $8,774                            $8,586
05/2012                      $7,771                            $7,607
06/2012                      $8,250                            $8,106
07/2012                      $8,227                            $8,207
08/2012                      $8,507                            $8,441
09/2012                      $8,776                            $8,697
10/2012                      $8,866                            $8,758
11/2012                      $9,057                            $8,942
12/2012                      $9,445                            $9,212
01/2013                      $9,841                            $9,665
02/2013                      $9,728                            $9,569
03/2013                      $9,852                            $9,645
04/2013                     $10,260                           $10,084
05/2013                     $10,045                            $9,858
06/2013                      $9,766                            $9,489
07/2013                     $10,317                            $9,994
08/2013                     $10,191                            $9,865
09/2013                     $10,959                           $10,562
10/2013                     $11,294                           $10,917
11/2013                     $11,363                           $10,984
12/2013                     $11,584                           $11,149
01/2014                     $11,142                           $10,699
02/2014                     $11,793                           $11,283
03/2014                     $11,765                           $11,232
04/2014                     $11,894                           $11,410
05/2014                     $12,046                           $11,586
06/2014                     $12,216                           $11,751
07/2014                     $11,896                           $11,541
08/2014                     $11,944                           $11,551
09/2014                     $11,400                           $11,076
10/2014                     $11,245                           $10,900
11/2014                     $11,257                           $11,034
12/2014                     $10,889                           $10,667
01/2015                     $10,877                           $10,629
02/2015                     $11,558                           $11,264
03/2015                     $11,379                           $11,076
04/2015                     $11,894                           $11,556
05/2015                     $11,906                           $11,455
06/2015                     $11,602                           $11,130
07/2015                     $11,663                           $11,306
08/2015                     $10,911                           $10,483
09/2015                     $10,453                            $9,953
10/2015                     $11,123                           $10,702
11/2015                     $11,062                           $10,532
12/2015                     $10,860                           $10,343
01/2016                     $10,236                            $9,631
02/2016                     $10,004                            $9,497
03/2016                     $10,744                           $10,141
04/2016                     $10,941                           $10,467
05/2016                     $10,990                           $10,349
06/2016                     $10,535                           $10,035
07/2016                     $11,058                           $10,528
08/2016                     $11,132                           $10,538
09/2016                     $11,290                           $10,666
10/2016                     $11,041                           $10,459
11/2016                     $10,866                           $10,291
12/2016                     $11,166                           $10,627
01/2017                     $11,567                           $10,944
02/2017                     $11,693                           $11,070
03/2017                     $12,056                           $11,351
04/2017                     $12,458                           $11,592
05/2017                     $12,848                           $11,979
06/2017                     $12,929                           $11,990
07/2017                     $13,323                           $12,347           Past performance is not predictive of
08/2017                     $13,349                           $12,344           future performance.
09/2017                     $13,682                           $12,664           The returns shown do not reflect the
10/2017                     $13,874                           $12,837           deduction of taxes that a shareholder
          Average Annual         One         Five          Since                would pay on fund distributions or the
          Total Return           Year        Years       Inception              redemption of fund shares.
          ---------------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                25.66%       9.37%         3.46%                rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
November 1, 2012-October 31, 2017

                                     [CHART]

                 International Social Core        MSCI World ex USA Index
                      Equity Portfolio                (net dividends)
                 --------------------------       -----------------------


11/2012                    $10,000                        $10,000
11/2012                    $10,070                        $10,146
12/2012                    $10,534                        $10,452
01/2013                    $10,969                        $10,966
02/2013                    $10,828                        $10,857
03/2013                    $10,939                        $10,943
04/2013                    $11,394                        $11,442
05/2013                    $11,091                        $11,185
06/2013                    $10,755                        $10,766
07/2013                    $11,408                        $11,339
08/2013                    $11,316                        $11,193
09/2013                    $12,152                        $11,984
10/2013                    $12,581                        $12,386
11/2013                    $12,622                        $12,462
12/2013                    $12,889                        $12,650
01/2014                    $12,455                        $12,139
02/2014                    $13,188                        $12,802
03/2014                    $13,158                        $12,744
04/2014                    $13,303                        $12,945
05/2014                    $13,438                        $13,145
06/2014                    $13,658                        $13,332
07/2014                    $13,290                        $13,095
08/2014                    $13,321                        $13,105
09/2014                    $12,605                        $12,567
10/2014                    $12,405                        $12,367
11/2014                    $12,320                        $12,519
12/2014                    $11,983                        $12,103
01/2015                    $11,876                        $12,060
02/2015                    $12,676                        $12,780
03/2015                    $12,416                        $12,567
04/2015                    $13,068                        $13,111
05/2015                    $13,068                        $12,997
06/2015                    $12,785                        $12,628
07/2015                    $12,752                        $12,828
08/2015                    $11,984                        $11,894
09/2015                    $11,469                        $11,293
10/2015                    $12,197                        $12,143
11/2015                    $12,132                        $11,950
12/2015                    $11,893                        $11,735
01/2016                    $11,139                        $10,927
02/2016                    $10,954                        $10,775
03/2016                    $11,830                        $11,506
04/2016                    $12,203                        $11,876
05/2016                    $12,137                        $11,742
06/2016                    $11,710                        $11,385
07/2016                    $12,277                        $11,945
08/2016                    $12,388                        $11,956
09/2016                    $12,624                        $12,102
10/2016                    $12,434                        $11,867
11/2016                    $12,311                        $11,676
12/2016                    $12,643                        $12,058
01/2017                    $13,160                        $12,417
02/2017                    $13,250                        $12,560
03/2017                    $13,576                        $12,879
04/2017                    $13,925                        $13,152
05/2017                    $14,297                        $13,591
06/2017                    $14,421                        $13,604
07/2017                    $14,979                        $14,009            Past performance is not predictive of
08/2017                    $15,024                        $14,005            future performance.
09/2017                    $15,447                        $14,369            The returns shown do not reflect the
10/2017                    $15,665                        $14,565            deduction of taxes that a shareholder
          Average Annual         One           Since                         would pay on fund distributions or the
          Total Return           Year        Inception                       redemption of fund shares.
          -----------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                25.98%         9.40%                         rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
October 31, 2007-October 31, 2017

                                     [CHART]

                Emerging Markets Social Core        MSCI Emerging Markets Index
                      Equity Portfolio                    (net dividends)
                ----------------------------        ---------------------------


10/2007                    $10,000                            $10,000
11/2007                     $9,265                             $9,291
12/2007                     $9,237                             $9,324
01/2008                     $8,333                             $8,160
02/2008                     $8,634                             $8,762
03/2008                     $8,343                             $8,299
04/2008                     $8,885                             $8,972
05/2008                     $8,952                             $9,139
06/2008                     $7,958                             $8,227
07/2008                     $7,821                             $7,917
08/2008                     $7,288                             $7,284
09/2008                     $6,098                             $6,010
10/2008                     $4,339                             $4,365
11/2008                     $4,026                             $4,036
12/2008                     $4,434                             $4,351
01/2009                     $4,043                             $4,070
02/2009                     $3,746                             $3,841
03/2009                     $4,329                             $4,392
04/2009                     $5,131                             $5,123
05/2009                     $6,142                             $5,999
06/2009                     $6,086                             $5,918
07/2009                     $6,831                             $6,583
08/2009                     $6,888                             $6,560
09/2009                     $7,492                             $7,155
10/2009                     $7,358                             $7,164
11/2009                     $7,819                             $7,472
12/2009                     $8,151                             $7,767
01/2010                     $7,702                             $7,334
02/2010                     $7,779                             $7,360
03/2010                     $8,482                             $7,954
04/2010                     $8,565                             $8,050
05/2010                     $7,705                             $7,342
06/2010                     $7,753                             $7,288
07/2010                     $8,471                             $7,895
08/2010                     $8,348                             $7,742
09/2010                     $9,339                             $8,602
10/2010                     $9,612                             $8,852
11/2010                     $9,365                             $8,618
12/2010                    $10,060                             $9,233
01/2011                     $9,760                             $8,983
02/2011                     $9,603                             $8,899
03/2011                    $10,142                             $9,422
04/2011                    $10,516                             $9,714
05/2011                    $10,210                             $9,460
06/2011                    $10,058                             $9,314
07/2011                    $10,024                             $9,273
08/2011                     $9,128                             $8,444
09/2011                     $7,565                             $7,213
10/2011                     $8,526                             $8,168
11/2011                     $8,160                             $7,624
12/2011                     $7,920                             $7,532
01/2012                     $8,846                             $8,386
02/2012                     $9,438                             $8,889
03/2012                     $9,138                             $8,592
04/2012                     $8,909                             $8,489
05/2012                     $7,969                             $7,537
06/2012                     $8,329                             $7,828
07/2012                     $8,322                             $7,981
08/2012                     $8,399                             $7,954
09/2012                     $8,887                             $8,434
10/2012                     $8,817                             $8,383
11/2012                     $8,944                             $8,490
12/2012                     $9,533                             $8,905
01/2013                     $9,613                             $9,027
02/2013                     $9,547                             $8,914
03/2013                     $9,428                             $8,760
04/2013                     $9,515                             $8,827
05/2013                     $9,240                             $8,600
06/2013                     $8,552                             $8,053
07/2013                     $8,676                             $8,137
08/2013                     $8,472                             $7,997
09/2013                     $9,088                             $8,517
10/2013                     $9,499                             $8,931
11/2013                     $9,330                             $8,800
12/2013                     $9,233                             $8,673
01/2014                     $8,626                             $8,110
02/2014                     $8,937                             $8,378
03/2014                     $9,255                             $8,636
04/2014                     $9,321                             $8,664
05/2014                     $9,625                             $8,967
06/2014                     $9,871                             $9,205
07/2014                     $9,960                             $9,383
08/2014                    $10,242                             $9,595
09/2014                     $9,547                             $8,883
10/2014                     $9,592                             $8,988
11/2014                     $9,510                             $8,893
12/2014                     $9,117                             $8,483
01/2015                     $9,185                             $8,534
02/2015                     $9,456                             $8,798
03/2015                     $9,253                             $8,673
04/2015                     $9,871                             $9,340
05/2015                     $9,509                             $8,966
06/2015                     $9,240                             $8,733
07/2015                     $8,626                             $8,128
08/2015                     $7,861                             $7,393
09/2015                     $7,687                             $7,170
10/2015                     $8,146                             $7,682
11/2015                     $7,886                             $7,382
12/2015                     $7,704                             $7,218
01/2016                     $7,335                             $6,750
02/2016                     $7,327                             $6,738
03/2016                     $8,290                             $7,630
04/2016                     $8,382                             $7,672
05/2016                     $8,027                             $7,385
06/2016                     $8,468                             $7,681
07/2016                     $8,958                             $8,067
08/2016                     $9,043                             $8,268
09/2016                     $9,172                             $8,374
10/2016                     $9,195                             $8,394
11/2016                     $8,695                             $8,008
12/2016                     $8,720                             $8,025
01/2017                     $9,262                             $8,464
02/2017                     $9,608                             $8,723
03/2017                     $9,933                             $8,944
04/2017                    $10,114                             $9,139
05/2017                    $10,334                             $9,410
06/2017                    $10,436                             $9,504
07/2017                    $10,974                            $10,071
08/2017                    $11,234                            $10,296              Past performance is not predictive of
09/2017                    $11,154                            $10,255              future performance.
10/2017                    $11,498                            $10,614              The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
           Average Annual          One          Five          Ten                  would pay on fund distributions or the
           Total Return            Year         Years        Years                 redemption of fund shares.
           ---------------------------------------------------------------         MSCI data copyright MSCI 2017, all
                                  25.04%        5.45%        1.41%                 rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SOCIAL FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX
April 5, 2016-October 31, 2017

                                    [CHART]

                    DFA Social Fixed             Bloomberg Barclays
                    Income Portfolio           U.S. Aggregate Bond Index
                   ------------------         ---------------------------
04/2016                 $10,000                         $10,000
04/2016                  $9,973                         $10,010
05/2016                  $9,955                         $10,012
06/2016                 $10,148                         $10,192
07/2016                 $10,196                         $10,257
08/2016                 $10,142                         $10,245
09/2016                 $10,159                         $10,239
10/2016                 $10,075                         $10,161
11/2016                  $9,809                          $9,920
12/2016                  $9,812                          $9,934
01/2017                  $9,853                          $9,954
02/2017                  $9,917                         $10,021
03/2017                  $9,925                         $10,015
04/2017                 $10,010                         $10,093
05/2017                 $10,088                         $10,170
06/2017                 $10,065                         $10,160
07/2017                 $10,122                         $10,204              Past performance is not predictive of
08/2017                 $10,222                         $10,295              future performance.
09/2017                 $10,140                         $10,246              The returns shown do not reflect the
10/2017                 $10,148                         $10,252              deduction of taxes that a shareholder
           Average Annual        One           Since                         would pay on fund distributions or the
           Total Return          Year        Inception                       redemption of fund shares.
           ----------------------------------------------------------        Bloomberg Barclays data provided by
                                 0.73%         0.94%                         Bloomberg.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

   The U.S. Social Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.99% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. Additionally, the Portfolio's greater emphasis on small cap stocks had a positive impact on relative performance, as small caps generally outperformed large caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

   The U.S. Sustainability Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the market. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The

Portfolio further adjusts the weights of all eligible companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,100 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.18% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. Additionally, the Portfolio's greater emphasis on small cap stocks had a positive impact on relative performance, as small caps generally outperformed large caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark. The Portfolio's lesser allocation to the energy sector (due to the Portfolio's sustainability screens) contributed positively to relative performance, as energy was among the weakest-performing sectors in the benchmark.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                              RETURN IN U.S. DOLLARS
           -                                  ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the USD-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
         -                                      ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For funds investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a fund and its benchmark index may impact relative performance over the referenced period. The funds price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 pm London time. The funds also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the funds' relative performance.

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

   The International Sustainability Core 1 Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio further adjusts the weights of companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 3,700 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.66% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks), as small-caps generally outperformed large-caps in developed markets outside the U.S. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark.

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

   The International Social Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 4,300 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.98% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks), as small-caps generally outperformed large-caps in developed markets outside the U.S. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the benchmark. Additionally, the Portfolio's lesser allocation to the healthcare sector (due to the Portfolio's social screens) contributed positively to relative performance, as healthcare underperformed the benchmark.

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

   The Emerging Markets Social Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. In assessing profitability, Dimensional may consider such factors as earnings from operations relative to book value or assets. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 4,000 securities across 21 eligible emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.04% for the Portfolio and 26.45% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Portfolio's inclusion of and greater emphasis on small-cap stocks were the primary drivers of underperformance relative to the benchmark (which is mostly composed of large- and mid-cap stocks), as small-caps generally underperformed larger company securities for the period. Additionally, with low relative price (value) stocks generally underperforming high relative price (growth) stocks in emerging markets, the Portfolio's greater emphasis on value stocks detracted from relative performance. At the country level, the Portfolio's lesser allocation to China also detracted from relative performance, as China was among the stronger performers in the benchmark for the period.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017

   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened, as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorter term government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. Credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on ten-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......      0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).      1.83%            2.38%       0.55%

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).      1.81%            2.24%        0.43%
Bloomberg Barclays US Credit Index Long (yield)......      4.24%            4.16%       -0.08%

----------
Source: Bloomberg.

   There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

   Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

DFA SOCIAL FIXED INCOME PORTFOLIO

   The DFA Social Fixed Income Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when the Advisor believes the credit risk premium does not warrant investment in these lower rated securities. The Portfolio seeks to limit its investment to securities that are consistent with the Portfolio's social issue screens. The average duration of the Portfolio increased to 5.99 years as of October 31, 2017, from 5.43 years on October 31, 2016. The Portfolio's average sector allocation as of October 31, 2017, was approximately 50% in corporate securities and 50% in government securities.

   For the 12 months ended October 31, 2017, the total return was 0.73% for the Portfolio and 0.90% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio's benchmark. The Portfolio maintained duration similar to the benchmark for the period but focused on the intermediate portion of the yield curve. The Portfolio's lack of exposure to corporate bonds with maturities greater than 15 years detracted from performance relative to the benchmark, as these securities outperformed for the period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            SIX MONTHS ENDED OCTOBER 31, 2017
 EXPENSE TABLES

                                       BEGINNING  ENDING              EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                         VALUE    VALUE     EXPENSE    DURING
                                       05/01/17  10/31/17    RATIO*   PERIOD*
                                       --------- --------- ---------- --------
 U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
 -----------------------------------
 Actual Fund Return................... $1,000.00 $1,081.50    0.28%    $1.47
 Hypothetical 5% Annual Return........ $1,000.00 $1,023.79    0.28%    $1.43

 U.S. SUSTAINABILITY CORE 1 PORTFOLIO
 ------------------------------------
 Actual Fund Return................... $1,000.00 $1,088.10    0.25%    $1.32
 Hypothetical 5% Annual Return........ $1,000.00 $1,023.95    0.25%    $1.28

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               BEGINNING  ENDING              EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                 VALUE    VALUE     EXPENSE    DURING
                                               05/01/17  10/31/17    RATIO*   PERIOD*
                                               --------- --------- ---------- --------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,113.60    0.37%    $1.97
Hypothetical 5% Annual Return................. $1,000.00 $1,023.34    0.37%    $1.89

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
------------------------------------------
Actual Fund Return............................ $1,000.00 $1,124.90    0.37%    $1.98
Hypothetical 5% Annual Return................. $1,000.00 $1,023.34    0.37%    $1.89

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,135.90    0.57%    $3.07
Hypothetical 5% Annual Return................. $1,000.00 $1,022.33    0.57%    $2.91

DFA SOCIAL FIXED INCOME PORTFOLIO
---------------------------------
Actual Fund Return............................ $1,000.00 $1,013.80    0.27%    $1.37
Hypothetical 5% Annual Return................. $1,000.00 $1,023.84    0.27%    $1.38

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

        U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Consumer Discretionary.......................  15.9%
Consumer Staples.............................   5.1%
Energy.......................................   6.5%
Financials...................................  21.2%
Health Care..................................   7.2%
Industrials..................................  13.7%
Information Technology.......................  20.0%
Materials....................................   5.3%
Real Estate..................................   0.5%
Telecommunication Services...................   2.4%
Utilities....................................   2.2%
                                              -----
                                              100.0%

       U.S. SUSTAINABILITY CORE 1 PORTFOLIO
Consumer Discretionary.......................  16.8%
Consumer Staples.............................   6.4%
Energy.......................................   2.1%
Financials...................................  17.8%
Health Care..................................  13.4%
Industrials..................................  13.2%
Information Technology.......................  22.7%
Materials....................................   3.6%
Real Estate..................................   0.4%
Telecommunication Services...................   2.4%
Utilities....................................   1.2%
                                              -----
                                              100.0%

   INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
Consumer Discretionary.......................  16.3%
Consumer Staples.............................   7.2%
Energy.......................................   2.1%
Financials...................................  20.0%
Health Care..................................   8.1%
Industrials..................................  20.3%
Information Technology.......................   7.8%
Materials....................................   9.4%
Real Estate..................................   2.9%
Telecommunication Services...................   4.2%
Utilities....................................   1.7%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED



    INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
Consumer Discretionary.......................  14.0%
Consumer Staples.............................   5.7%
Energy.......................................   6.6%
Financials...................................  20.9%
Health Care..................................   2.7%
Industrials..................................  19.3%
Information Technology.......................   6.9%
Materials....................................  14.2%
Real Estate..................................   2.8%
Telecommunication Services...................   3.4%
Utilities....................................   3.5%
                                              -----
                                              100.0%

   EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
Consumer Discretionary.......................  10.4%
Consumer Staples.............................   6.8%
Energy.......................................   4.8%
Financials...................................  19.3%
Health Care..................................   1.9%
Industrials..................................   8.5%
Information Technology.......................  25.2%
Materials....................................  11.6%
Real Estate..................................   3.6%
Telecommunication Services...................   4.1%
Utilities....................................   3.8%
                                              -----
                                              100.0%

FIXED INCOME PORTFOLIO

         DFA SOCIAL FIXED INCOME PORTFOLIO
Corporate....................................  38.2%
Government...................................  47.0%
Foreign Corporate............................  11.8%
Foreign Government...........................   2.6%
Supranational................................   0.4%
                                              -----
                                              100.0%

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                     PERCENTAGE
                                              SHARES     VALUE+    OF NET ASSETS**
                                              ------     ------    ---------------
COMMON STOCKS -- (91.9%)
Consumer Discretionary -- (14.6%)
*   Amazon.com, Inc..........................   7,080 $  7,825,382            0.8%
*   Charter Communications, Inc. Class A.....  10,113    3,379,461            0.4%
    Comcast Corp. Class A.................... 301,091   10,848,309            1.1%
    Ford Motor Co............................ 216,066    2,651,130            0.3%
    General Motors Co........................  79,948    3,436,165            0.4%
    Home Depot, Inc. (The)...................  19,997    3,315,103            0.4%
#   Target Corp..............................  40,321    2,380,552            0.3%
    Time Warner, Inc.........................  32,617    3,205,925            0.3%
    Walt Disney Co. (The)....................  49,347    4,826,630            0.5%
    Other Securities.........................          111,750,441           11.4%
                                                      ------------           -----
Total Consumer Discretionary.................          153,619,098           15.9%
                                                      ------------           -----
Consumer Staples -- (4.7%)
    Coca-Cola Co. (The)......................  71,798    3,301,272            0.4%
    CVS Health Corp..........................  47,313    3,242,360            0.3%
    PepsiCo, Inc.............................  23,169    2,553,919            0.3%
    Wal-Mart Stores, Inc.....................  93,595    8,171,779            0.9%
    Walgreens Boots Alliance, Inc............  35,572    2,357,356            0.3%
    Other Securities.........................           29,865,561            2.9%
                                                      ------------           -----
Total Consumer Staples.......................           49,492,247            5.1%
                                                      ------------           -----
Energy -- (5.9%)
    Andeavor.................................  21,723    2,307,852            0.3%
    Chevron Corp.............................  61,846    7,167,333            0.8%
    Exxon Mobil Corp......................... 132,588   11,051,210            1.2%
    Other Securities.........................           41,776,943            4.1%
                                                      ------------           -----
Total Energy.................................           62,303,338            6.4%
                                                      ------------           -----
Financials -- (19.4%)
    American Express Co......................  30,083    2,873,528            0.3%
    Bank of America Corp..................... 347,998    9,531,665            1.0%
*   Berkshire Hathaway, Inc. Class B.........  23,246    4,345,607            0.5%
    Citigroup, Inc...........................  90,937    6,683,869            0.7%
    Goldman Sachs Group, Inc. (The)..........  14,247    3,454,613            0.4%
    JPMorgan Chase & Co...................... 142,691   14,356,142            1.5%
    Morgan Stanley...........................  54,399    2,719,950            0.3%
    PNC Financial Services Group, Inc. (The).  19,454    2,661,113            0.3%
    U.S. Bancorp.............................  57,035    3,101,563            0.3%
    Wells Fargo & Co......................... 190,948   10,719,821            1.1%
    Other Securities.........................          143,656,580           14.7%
                                                      ------------           -----
Total Financials.............................          204,104,451           21.1%
                                                      ------------           -----
Health Care -- (6.6%)
    Amgen, Inc...............................  23,111    4,049,509            0.4%
    Cigna Corp...............................  12,250    2,415,945            0.3%
    Gilead Sciences, Inc.....................  51,465    3,857,816            0.4%
    Other Securities.........................           58,785,868            6.0%
                                                      ------------           -----
Total Health Care............................           69,109,138            7.1%
                                                      ------------           -----
Industrials -- (12.6%)
    Delta Air Lines, Inc.....................  55,557    2,779,517            0.3%
    FedEx Corp...............................  10,914    2,464,490            0.3%
    Union Pacific Corp.......................  23,781    2,753,602            0.3%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS**
                                                                      ------       ------     ---------------
Industrials -- (Continued)
      United Technologies Corp......................................    36,393 $    4,358,426            0.5%
      Other Securities..............................................              119,554,595           12.2%
                                                                               --------------          ------
Total Industrials...................................................              131,910,630           13.6%
                                                                               --------------          ------
Information Technology -- (18.4%)
*     Alphabet, Inc. Class A........................................     4,748      4,904,874            0.5%
*     Alphabet, Inc. Class C........................................     4,993      5,076,084            0.5%
      Apple, Inc....................................................   139,838     23,638,216            2.5%
      Cisco Systems, Inc............................................   190,767      6,514,693            0.7%
*     Facebook, Inc. Class A........................................    31,771      5,720,686            0.6%
      Intel Corp....................................................   228,869     10,411,251            1.1%
      International Business Machines Corp..........................    20,188      3,110,163            0.3%
*     Micron Technology, Inc........................................    79,107      3,505,231            0.4%
      Microsoft Corp................................................   142,291     11,835,765            1.2%
      NVIDIA Corp...................................................    17,519      3,623,104            0.4%
      Oracle Corp...................................................    65,440      3,330,896            0.4%
      QUALCOMM, Inc.................................................    57,015      2,908,335            0.3%
#     Visa, Inc. Class A............................................    33,055      3,635,389            0.4%
      Other Securities..............................................              105,103,750           10.7%
                                                                               --------------          ------
Total Information Technology........................................              193,318,437           20.0%
                                                                               --------------          ------
Materials -- (4.9%)
      DowDuPont, Inc................................................    51,129      3,697,138            0.4%
      Other Securities..............................................               47,584,759            4.9%
                                                                               --------------          ------
Total Materials.....................................................               51,281,897            5.3%
                                                                               --------------          ------
Real Estate -- (0.5%)
      Other Securities..............................................                4,928,324            0.5%
                                                                               --------------          ------
Telecommunication Services -- (2.2%)
      AT&T, Inc.....................................................   375,645     12,640,454            1.3%
      Verizon Communications, Inc...................................    91,738      4,391,498            0.5%
      Other Securities..............................................                5,895,326            0.6%
                                                                               --------------          ------
Total Telecommunication Services....................................               22,927,278            2.4%
                                                                               --------------          ------
Utilities -- (2.1%)
      Other Securities..............................................               21,566,912            2.2%
                                                                               --------------          ------
TOTAL COMMON STOCKS.................................................              964,561,750           99.6%
                                                                               --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                   20,829            0.0%
                                                                               --------------          ------
TOTAL INVESTMENT SECURITIES.........................................              964,582,579
                                                                               --------------

TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 8,336,507      8,336,507            0.9%
                                                                               --------------          ------

SECURITIES LENDING COLLATERAL -- (7.3%)
(S)@  DFA Short Term Investment Fund................................ 6,660,492     77,068,554            7.9%
                                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $761,981,724).............................................             $1,049,987,640          108.4%
                                                                               ==============          ======

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                -----------------------------------------------
                                  LEVEL 1      LEVEL 2   LEVEL 3     TOTAL
                                ------------ ----------- ------- --------------
 Common Stocks
   Consumer Discretionary...... $153,619,098          --   --    $  153,619,098
   Consumer Staples............   49,492,247          --   --        49,492,247
   Energy......................   62,303,338          --   --        62,303,338
   Financials..................  204,104,451          --   --       204,104,451
   Health Care.................   69,109,138          --   --        69,109,138
   Industrials.................  131,910,630          --   --       131,910,630
   Information Technology......  193,318,437          --   --       193,318,437
   Materials...................   51,281,897          --   --        51,281,897
   Real Estate.................    4,928,324          --   --         4,928,324
   Telecommunication Services..   22,927,278          --   --        22,927,278
   Utilities...................   21,566,912          --   --        21,566,912
 Rights/Warrants...............           -- $    20,829   --            20,829
 Temporary Cash Investments....    8,336,507          --   --         8,336,507
 Securities Lending Collateral.           --  77,068,554   --        77,068,554
                                ------------ -----------   --    --------------
 TOTAL......................... $972,898,257 $77,089,383   --    $1,049,987,640
                                ============ ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS**
                                           ------     ------    ---------------
 COMMON STOCKS -- (93.8%)
 Consumer Discretionary -- (15.8%)
 *   Amazon.com, Inc......................  26,376 $ 29,152,865            2.5%
 *   Charter Communications, Inc. Class A.  12,376    4,135,688            0.4%
     Comcast Corp. Class A................ 358,130   12,903,424            1.1%
     Home Depot, Inc. (The)...............  64,094   10,625,503            0.9%
 *   Priceline Group, Inc. (The)..........   1,943    3,714,938            0.3%
     Time Warner, Inc.....................  48,537    4,770,702            0.4%
     Walt Disney Co. (The)................  65,247    6,381,809            0.5%
     Other Securities.....................          128,123,106           10.6%
                                                   ------------           -----
 Total Consumer Discretionary.............          199,808,035           16.7%
                                                   ------------           -----
 Consumer Staples -- (6.0%)
     Coca-Cola Co. (The).................. 166,623    7,661,325            0.7%
     Costco Wholesale Corp................  34,527    5,561,609            0.5%
     CVS Health Corp......................  81,534    5,587,525            0.5%
     PepsiCo, Inc.........................  63,474    6,996,739            0.6%
     Procter & Gamble Co. (The)...........  75,497    6,518,411            0.6%
     Wal-Mart Stores, Inc.................  94,254    8,229,317            0.7%
     Other Securities.....................           35,189,988            2.7%
                                                   ------------           -----
 Total Consumer Staples...................           75,744,914            6.3%
                                                   ------------           -----
 Energy -- (2.0%)
     Other Securities.....................           25,010,866            2.1%
                                                   ------------           -----
 Financials -- (16.7%)
     American Express Co..................  44,013    4,204,122            0.4%
     American International Group, Inc....  60,123    3,884,547            0.3%
     Bank of America Corp................. 252,605    6,918,851            0.6%
     Citigroup, Inc....................... 113,116    8,314,026            0.7%
     Goldman Sachs Group, Inc. (The)......  23,314    5,653,179            0.5%
     JPMorgan Chase & Co.................. 110,733   11,140,847            0.9%
     Wells Fargo & Co..................... 119,610    6,714,905            0.6%
     Other Securities.....................          165,429,442           13.8%
                                                   ------------           -----
 Total Financials.........................          212,259,919           17.8%
                                                   ------------           -----
 Health Care -- (12.6%)
     AbbVie, Inc..........................  76,879    6,938,330            0.6%
     Aetna, Inc...........................  22,765    3,870,733            0.3%
     Amgen, Inc...........................  25,363    4,444,105            0.4%
     Anthem, Inc..........................  17,824    3,728,959            0.3%
     Bristol-Myers Squibb Co..............  68,673    4,234,377            0.4%
 *   Celgene Corp.........................  40,370    4,076,159            0.4%
     Gilead Sciences, Inc.................  65,617    4,918,650            0.4%
     Johnson & Johnson....................  96,534   13,457,805            1.1%
     Pfizer, Inc.......................... 152,255    5,338,060            0.5%
     UnitedHealth Group, Inc..............  68,280   14,353,822            1.2%
     Other Securities.....................           94,062,926            7.8%
                                                   ------------           -----
 Total Health Care........................          159,423,926           13.4%
                                                   ------------           -----
 Industrials -- (12.4%)
     3M Co................................  18,062    4,157,692            0.4%
     General Electric Co.................. 227,223    4,580,816            0.4%
     Honeywell International, Inc.........  27,883    4,019,613            0.3%
     United Technologies Corp.............  38,829    4,650,161            0.4%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS**
                                                                      ------       ------     ---------------
Industrials -- (Continued)
      Other Securities..............................................           $  139,389,221           11.6%
                                                                               --------------          ------
Total Industrials...................................................              156,797,503           13.1%
                                                                               --------------          ------
Information Technology -- (21.3%)
      Accenture P.L.C. Class A......................................    37,881      5,392,739            0.5%
*     Alphabet, Inc. Class A........................................     8,202      8,472,994            0.7%
*     Alphabet, Inc. Class C........................................     8,591      8,733,954            0.7%
      Apple, Inc....................................................   296,483     50,117,486            4.2%
      Cisco Systems, Inc............................................   191,955      6,555,263            0.6%
*     Facebook, Inc. Class A........................................    62,175     11,195,231            1.0%
      Intel Corp....................................................   144,256      6,562,205            0.6%
      International Business Machines Corp..........................    44,675      6,882,631            0.6%
      Mastercard, Inc. Class A......................................    58,060      8,637,586            0.7%
      Microsoft Corp................................................   293,979     24,453,173            2.1%
      NVIDIA Corp...................................................    29,649      6,131,710            0.5%
      Oracle Corp...................................................    98,510      5,014,159            0.4%
      QUALCOMM, Inc.................................................    89,371      4,558,815            0.4%
#     Visa, Inc. Class A............................................    96,500     10,613,070            0.9%
      Other Securities..............................................              106,273,156            8.7%
                                                                               --------------          ------
Total Information Technology........................................              269,594,172           22.6%
                                                                               --------------          ------
Materials -- (3.4%)
      Other Securities..............................................               43,184,989            3.6%
                                                                               --------------          ------
Real Estate -- (0.3%)
      Other Securities..............................................                4,624,357            0.4%
                                                                               --------------          ------
Telecommunication Services -- (2.2%)
      AT&T, Inc.....................................................   305,697     10,286,704            0.9%
      Verizon Communications, Inc...................................   254,522     12,183,968            1.0%
      Other Securities..............................................                6,189,908            0.5%
                                                                               --------------          ------
Total Telecommunication Services....................................               28,660,580            2.4%
                                                                               --------------          ------
Utilities -- (1.1%)
      Other Securities..............................................               14,054,499            1.2%
                                                                               --------------          ------
TOTAL COMMON STOCKS.................................................            1,189,163,760           99.6%
                                                                               --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                   16,531            0.0%
                                                                               --------------          ------
TOTAL INVESTMENT SECURITIES.........................................            1,189,180,291
                                                                               --------------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 4,146,189      4,146,189            0.3%
                                                                               --------------          ------

SECURITIES LENDING COLLATERAL -- (5.9%)
(S)@  DFA Short Term Investment Fund................................ 6,402,383     74,081,971            6.3%
                                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $936,998,311).............................................             $1,267,408,451          106.2%
                                                                               ==============          ======

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                  LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                               -------------- ----------- ------- --------------
Common Stocks
  Consumer Discretionary...... $  199,808,035          --   --    $  199,808,035
  Consumer Staples............     75,744,914          --   --        75,744,914
  Energy......................     25,010,866          --   --        25,010,866
  Financials..................    212,259,919          --   --       212,259,919
  Health Care.................    159,423,926          --   --       159,423,926
  Industrials.................    156,797,503          --   --       156,797,503
  Information Technology......    269,594,172          --   --       269,594,172
  Materials...................     43,184,989          --   --        43,184,989
  Real Estate.................      4,624,357          --   --         4,624,357
  Telecommunication Services..     28,660,580          --   --        28,660,580
  Utilities...................     14,054,499          --   --        14,054,499
Rights/Warrants...............             -- $    16,531   --            16,531
Temporary Cash Investments....      4,146,189          --   --         4,146,189
Securities Lending Collateral.             --  74,081,971   --        74,081,971
                               -------------- -----------   --    --------------
TOTAL......................... $1,193,309,949 $74,098,502   --    $1,267,408,451
                               ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------    -------   ---------------
  COMMON STOCKS -- (94.2%)
  AUSTRALIA -- (4.9%)
  #   Commonwealth Bank of Australia......  57,740 $ 3,434,677            0.5%
      National Australia Bank, Ltd........  83,000   2,079,662            0.3%
      Westpac Banking Corp................ 101,833   2,579,372            0.3%
      Other Securities....................          32,108,633            4.1%
                                                   -----------            ----
  TOTAL AUSTRALIA.........................          40,202,344            5.2%
                                                   -----------            ----

  AUSTRIA -- (0.4%)
      Other Securities....................           3,489,583            0.5%
                                                   -----------            ----

  BELGIUM -- (1.1%)
      Other Securities....................           8,637,995            1.1%
                                                   -----------            ----

  CANADA -- (7.1%)
      Bank of Montreal....................  24,263   1,858,703            0.3%
      Bank of Nova Scotia (The)...........  38,993   2,517,120            0.3%
      Royal Bank of Canada................  31,679   2,476,909            0.3%
      Toronto-Dominion Bank (The).........  32,240   1,832,789            0.3%
      Other Securities....................          48,896,994            6.2%
                                                   -----------            ----
  TOTAL CANADA............................          57,582,515            7.4%
                                                   -----------            ----

  DENMARK -- (2.3%)
      Novo Nordisk A.S. Class B........... 100,137   4,985,703            0.7%
      Vestas Wind Systems A.S.............  25,183   2,223,275            0.3%
      Other Securities....................          11,223,483            1.4%
                                                   -----------            ----
  TOTAL DENMARK...........................          18,432,461            2.4%
                                                   -----------            ----

  FINLAND -- (1.6%)
      Other Securities....................          12,726,244            1.6%
                                                   -----------            ----

  FRANCE -- (8.5%)
      Airbus SE...........................  25,743   2,641,618            0.4%
      Atos SE.............................  11,487   1,784,112            0.2%
      AXA SA..............................  69,077   2,085,323            0.3%
      BNP Paribas SA......................  35,662   2,783,398            0.4%
      L'Oreal SA..........................  13,354   2,972,112            0.4%
      LVMH Moet Hennessy Louis Vuitton SE.  13,073   3,899,193            0.5%
      Sanofi..............................  27,960   2,647,436            0.4%
  #   Vinci SA............................  20,123   1,971,602            0.3%
      Other Securities....................          47,937,245            6.0%
                                                   -----------            ----
  TOTAL FRANCE............................          68,722,039            8.9%
                                                   -----------            ----

  GERMANY -- (7.0%)
      Allianz SE..........................  15,485   3,615,110            0.5%
      BASF SE.............................  37,305   4,079,426            0.5%
      Bayerische Motoren Werke AG.........  17,004   1,743,934            0.2%
      Daimler AG..........................  40,980   3,421,262            0.5%
      Siemens AG..........................  15,028   2,158,512            0.3%
      Other Securities....................          42,194,466            5.4%
                                                   -----------            ----
  TOTAL GERMANY...........................          57,212,710            7.4%
                                                   -----------            ----

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES    VALUE++    OF NET ASSETS**
                                           ------    -------    ---------------
 HONG KONG -- (2.1%)
     AIA Group, Ltd....................... 401,800 $  3,027,755            0.4%
     Other Securities.....................           13,807,385            1.8%
                                                   ------------           -----
 TOTAL HONG KONG..........................           16,835,140            2.2%
                                                   ------------           -----

 IRELAND -- (0.5%)
     Other Securities.....................            3,830,861            0.5%
                                                   ------------           -----

 ISRAEL -- (0.4%)
     Other Securities.....................            3,629,124            0.5%
                                                   ------------           -----

 ITALY -- (2.7%)
     Assicurazioni Generali SpA........... 121,247    2,206,666            0.3%
     Other Securities.....................           20,082,344            2.6%
                                                   ------------           -----
 TOTAL ITALY..............................           22,289,010            2.9%
                                                   ------------           -----

 JAPAN -- (23.0%)
     Honda Motor Co., Ltd.................  60,700    1,902,159            0.3%
     KDDI Corp............................  85,200    2,269,953            0.3%
     Mitsubishi UFJ Financial Group, Inc.. 330,000    2,238,437            0.3%
     SoftBank Group Corp..................  32,984    2,923,148            0.4%
     Toyota Motor Corp....................  66,919    4,150,721            0.6%
 #   Toyota Motor Corp. Sponsored ADR.....  17,953    2,226,172            0.3%
     Other Securities.....................          170,943,763           21.9%
                                                   ------------           -----
 TOTAL JAPAN..............................          186,654,353           24.1%
                                                   ------------           -----

 NETHERLANDS -- (3.4%)
     Akzo Nobel NV........................  21,911    1,978,143            0.3%
 #   Unilever NV..........................  46,987    2,723,366            0.4%
     Other Securities.....................           22,947,178            2.9%
                                                   ------------           -----
 TOTAL NETHERLANDS........................           27,648,687            3.6%
                                                   ------------           -----

 NEW ZEALAND -- (0.4%)
     Other Securities.....................            3,324,308            0.4%
                                                   ------------           -----

 NORWAY -- (0.7%)
     Other Securities.....................            6,051,742            0.8%
                                                   ------------           -----

 PORTUGAL -- (0.1%)
     Other Securities.....................            1,145,396            0.1%
                                                   ------------           -----

 SINGAPORE -- (1.1%)
     Other Securities.....................            8,713,087            1.1%
                                                   ------------           -----

 SPAIN -- (2.4%)
     Amadeus IT Group SA..................  27,289    1,851,528            0.2%
     Banco Santander SA................... 323,766    2,194,913            0.3%
     Telefonica SA........................ 176,476    1,850,437            0.2%
     Other Securities.....................           13,324,710            1.8%
                                                   ------------           -----
 TOTAL SPAIN..............................           19,221,588            2.5%
                                                   ------------           -----

 SWEDEN -- (3.7%)
     Volvo AB Class B..................... 105,859    2,096,669            0.3%
     Other Securities.....................           28,092,940            3.6%
                                                   ------------           -----
 TOTAL SWEDEN.............................           30,189,609            3.9%
                                                   ------------           -----

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                           SHARES     VALUE++    OF NET ASSETS**
                                           ------     -------    ---------------
SWITZERLAND -- (6.8%)
      Adecco Group AG....................    21,826 $  1,731,616            0.2%
      Cie Financiere Richemont SA........    25,995    2,396,382            0.3%
      Givaudan SA........................       782    1,746,431            0.2%
      Novartis AG Sponsored ADR..........    38,672    3,193,534            0.4%
      Roche Holding AG...................    32,557    7,524,931            1.0%
#     Swisscom AG........................     4,083    2,062,832            0.3%
      Zurich Insurance Group AG..........     6,675    2,036,977            0.3%
      Other Securities...................             34,377,859            4.4%
                                                    ------------          ------
TOTAL SWITZERLAND........................             55,070,562            7.1%
                                                    ------------          ------

UNITED KINGDOM -- (14.0%)
#     AstraZeneca P.L.C. Sponsored ADR...    68,520    2,363,940            0.3%
      Compass Group P.L.C................   137,424    3,017,048            0.4%
      Diageo P.L.C. Sponsored ADR........    16,579    2,271,489            0.3%
      HSBC Holdings P.L.C. Sponsored ADR.    75,259    3,670,381            0.5%
      Persimmon P.L.C....................    46,715    1,738,526            0.2%
      Reckitt Benckiser Group P.L.C......    23,620    2,113,202            0.3%
      Unilever P.L.C. Sponsored ADR......    34,389    1,948,137            0.3%
      Other Securities...................             96,460,592           12.4%
                                                    ------------          ------
TOTAL UNITED KINGDOM.....................            113,583,315           14.7%
                                                    ------------          ------
TOTAL COMMON STOCKS......................            765,192,673           98.9%
                                                    ------------          ------

PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities...................              2,641,056            0.4%
                                                    ------------          ------
TOTAL PREFERRED STOCKS...................              2,641,056            0.4%
                                                    ------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities...................                  8,181            0.0%
                                                    ------------          ------

ISRAEL -- (0.0%)
      Other Securities...................                      4            0.0%
                                                    ------------          ------

SPAIN -- (0.0%)
      Other Securities...................                 39,198            0.0%
TOTAL RIGHTS/WARRANTS....................                 47,383            0.0%
                                                    ------------
TOTAL INVESTMENT SECURITIES..............            767,881,112
                                                    ------------

SECURITIES LENDING COLLATERAL -- (5.5%)
(S)@  DFA Short Term Investment Fund..... 3,846,231   44,504,733            5.7%
                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $664,822,669)..................             $812,385,845          105.0%
                                                    ============          ======

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia................... $   329,595 $ 39,872,749   --    $ 40,202,344
    Austria.....................          --    3,489,583   --       3,489,583
    Belgium.....................      73,724    8,564,271   --       8,637,995
    Canada......................  57,582,515           --   --      57,582,515
    Denmark.....................     859,299   17,573,162   --      18,432,461
    Finland.....................     100,279   12,625,965   --      12,726,244
    France......................     291,409   68,430,630   --      68,722,039
    Germany.....................   3,164,232   54,048,478   --      57,212,710
    Hong Kong...................      46,970   16,788,170   --      16,835,140
    Ireland.....................     482,357    3,348,504   --       3,830,861
    Israel......................     384,035    3,245,089   --       3,629,124
    Italy.......................     220,195   22,068,815   --      22,289,010
    Japan.......................   5,057,499  181,596,854   --     186,654,353
    Netherlands.................   5,769,183   21,879,504   --      27,648,687
    New Zealand.................      11,943    3,312,365   --       3,324,308
    Norway......................      12,002    6,039,740   --       6,051,742
    Portugal....................          --    1,145,396   --       1,145,396
    Singapore...................          --    8,713,087   --       8,713,087
    Spain.......................   1,446,768   17,774,820   --      19,221,588
    Sweden......................     420,687   29,768,922   --      30,189,609
    Switzerland.................   5,053,670   50,016,892   --      55,070,562
    United Kingdom..............  16,999,031   96,584,284   --     113,583,315
  Preferred Stocks
    Germany.....................          --    2,641,056   --       2,641,056
  Rights/Warrants
    Australia...................          --        8,181   --           8,181
    Israel......................          --            4   --               4
    Spain.......................          --       39,198   --          39,198
  Securities Lending Collateral.          --   44,504,733   --      44,504,733
                                 ----------- ------------   --    ------------
  TOTAL......................... $98,305,393 $714,080,452   --    $812,385,845
                                 =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                       PERCENTAGE
                                                 SHARES    VALUE++   OF NET ASSETS**
                                                 ------    -------   ---------------
COMMON STOCKS -- (93.7%)
AUSTRALIA -- (5.7%)
#   Australia & New Zealand Banking Group, Ltd..  81,904 $ 1,879,578            0.2%
#   BHP Billiton, Ltd........................... 184,610   3,800,898            0.5%
    Commonwealth Bank of Australia..............  35,437   2,107,978            0.3%
#   National Australia Bank, Ltd................  99,704   2,498,200            0.3%
#   Westpac Banking Corp........................  72,689   1,841,171            0.2%
    Other Securities............................          37,828,199            4.5%
                                                         -----------            ----
TOTAL AUSTRALIA.................................          49,956,024            6.0%
                                                         -----------            ----

AUSTRIA -- (0.7%)
    Other Securities............................           6,318,848            0.8%
                                                         -----------            ----

BELGIUM -- (1.3%)
    Ageas.......................................  33,500   1,624,585            0.2%
    KBC Group NV................................  19,032   1,580,967            0.2%
    Other Securities............................           8,300,337            1.0%
                                                         -----------            ----
TOTAL BELGIUM...................................          11,505,889            1.4%
                                                         -----------            ----

CANADA -- (9.0%)
    Bank of Montreal............................  22,524   1,725,484            0.2%
    Bank of Nova Scotia (The)(064149107)........  25,978   1,676,101            0.2%
    Bank of Nova Scotia (The)(2076281)..........  25,800   1,665,471            0.2%
    Royal Bank of Canada........................  24,345   1,902,562            0.2%
    Suncor Energy, Inc..........................  60,646   2,059,538            0.3%
    Toronto-Dominion Bank (The).................  34,519   1,962,405            0.3%
    Other Securities............................          67,995,136            8.1%
                                                         -----------            ----
TOTAL CANADA....................................          78,986,697            9.5%
                                                         -----------            ----

DENMARK -- (1.4%)
    Other Securities............................          11,900,769            1.4%
                                                         -----------            ----

FINLAND -- (1.5%)
    UPM-Kymmene Oyj.............................  64,508   1,937,321            0.3%
    Other Securities............................          11,132,230            1.3%
                                                         -----------            ----
TOTAL FINLAND...................................          13,069,551            1.6%
                                                         -----------            ----

FRANCE -- (7.4%)
    AXA SA......................................  60,956   1,840,163            0.2%
    BNP Paribas SA..............................  32,610   2,545,192            0.3%
    Cie Generale des Etablissements Michelin....  14,794   2,141,378            0.3%
    Engie SA.................................... 103,467   1,748,804            0.2%
    LVMH Moet Hennessy Louis Vuitton SE.........   5,903   1,760,647            0.2%
    Orange SA................................... 102,146   1,678,021            0.2%
    Societe Generale SA.........................  30,103   1,675,367            0.2%
    Total SA....................................  78,200   4,358,719            0.5%
    Other Securities............................          46,505,316            5.6%
                                                         -----------            ----
TOTAL FRANCE....................................          64,253,607            7.7%
                                                         -----------            ----

GERMANY -- (6.3%)
    Allianz SE..................................  13,193   3,080,022            0.4%
    BASF SE.....................................  48,323   5,284,281            0.6%
    Deutsche Telekom AG......................... 217,290   3,934,538            0.5%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES    VALUE++    OF NET ASSETS**
                                           ------    -------    ---------------
GERMANY -- (Continued)
    Other Securities......................         $ 42,473,066            5.1%
                                                   ------------           -----
TOTAL GERMANY.............................           54,771,907            6.6%
                                                   ------------           -----

HONG KONG -- (2.9%)
    AIA Group, Ltd........................ 343,400    2,587,683            0.3%
    Other Securities......................           22,869,088            2.8%
                                                   ------------           -----
TOTAL HONG KONG...........................           25,456,771            3.1%
                                                   ------------           -----

IRELAND -- (0.6%)
    Other Securities......................            5,517,093            0.7%
                                                   ------------           -----

ISRAEL -- (0.7%)
    Other Securities......................            5,915,690            0.7%
                                                   ------------           -----

ITALY -- (3.0%)
    Fiat Chrysler Automobiles NV..........  95,249    1,646,977            0.2%
    Intesa Sanpaolo SpA................... 474,075    1,593,794            0.2%
    Other Securities......................           22,538,063            2.7%
                                                   ------------           -----
TOTAL ITALY...............................           25,778,834            3.1%
                                                   ------------           -----

JAPAN -- (22.5%)
    Honda Motor Co., Ltd..................  97,000    3,039,694            0.4%
    Mitsubishi UFJ Financial Group, Inc... 372,900    2,529,434            0.3%
    Sumitomo Mitsui Financial Group, Inc..  41,900    1,678,628            0.2%
    Other Securities......................          189,904,943           22.9%
                                                   ------------           -----
TOTAL JAPAN...............................          197,152,699           23.8%
                                                   ------------           -----

NETHERLANDS -- (2.6%)
    Akzo Nobel NV.........................  20,406    1,842,271            0.2%
    ING Groep NV.......................... 120,013    2,217,776            0.3%
    Other Securities......................           18,704,286            2.2%
                                                   ------------           -----
TOTAL NETHERLANDS.........................           22,764,333            2.7%
                                                   ------------           -----

NEW ZEALAND -- (0.5%)
    Other Securities......................            3,906,022            0.5%
                                                   ------------           -----

NORWAY -- (0.9%)
    Other Securities......................            7,844,237            0.9%
                                                   ------------           -----

PORTUGAL -- (0.3%)
    Other Securities......................            2,839,269            0.3%
                                                   ------------           -----

SINGAPORE -- (1.2%)
    Other Securities......................           10,885,681            1.3%
                                                   ------------           -----

SPAIN -- (2.7%)
    Banco Santander SA.................... 493,776    3,347,459            0.4%
    Iberdrola SA.......................... 262,599    2,122,064            0.3%
    Repsol SA.............................  94,966    1,779,604            0.2%
    Other Securities......................           15,942,755            1.9%
                                                   ------------           -----
TOTAL SPAIN...............................           23,191,882            2.8%
                                                   ------------           -----
SWEDEN -- (2.6%)
    Other Securities......................           22,910,583            2.8%
                                                   ------------           -----

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                        SHARES     VALUE++    OF NET ASSETS**
                                                        ------     -------    ---------------
SWITZERLAND -- (4.3%)
      ABB, Ltd........................................    74,739 $  1,951,811            0.3%
      Zurich Insurance Group AG.......................     5,594    1,707,093            0.2%
      Other Securities................................             34,183,207            4.1%
                                                                 ------------          ------
TOTAL SWITZERLAND.....................................             37,842,111            4.6%
                                                                 ------------          ------

UNITED KINGDOM -- (15.6%)
      Anglo American P.L.C............................   131,814    2,486,409            0.3%
      BHP Billiton P.L.C. ADR.........................    48,655    1,767,150            0.2%
      BP P.L.C. Sponsored ADR.........................    67,492    2,744,895            0.3%
      HSBC Holdings P.L.C. Sponsored ADR..............   112,830    5,502,719            0.7%
#     Rio Tinto P.L.C. Sponsored ADR..................    62,049    2,974,009            0.4%
      Rolls-Royce Holdings P.L.C......................   124,927    1,614,429            0.2%
      Royal Dutch Shell P.L.C. Class A................    62,189    1,957,707            0.2%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A.    56,532    3,563,212            0.4%
#     Royal Dutch Shell P.L.C. Sponsored ADR, Class B.    53,132    3,472,707            0.4%
*     Standard Chartered P.L.C........................   194,309    1,935,292            0.2%
      Unilever P.L.C. Sponsored ADR...................    33,461    1,895,566            0.2%
      Vodafone Group P.L.C............................   941,613    2,693,331            0.3%
      Other Securities................................            103,995,937           12.7%
                                                                 ------------          ------
TOTAL UNITED KINGDOM..................................            136,603,363           16.5%
                                                                 ------------          ------
TOTAL COMMON STOCKS...................................            819,371,860           98.8%
                                                                 ------------          ------

PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Other Securities................................              1,259,789            0.2%
                                                                 ------------          ------
TOTAL PREFERRED STOCKS................................              1,259,789            0.2%
                                                                 ------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities................................                  8,979            0.0%
                                                                 ------------          ------

ISRAEL -- (0.0%)
      Other Securities................................                      2            0.0%
                                                                 ------------          ------

SPAIN -- (0.0%)
      Other Securities................................                 51,467            0.0%
                                                                 ------------          ------

SWITZERLAND -- (0.0%)
      Other Securities................................                  1,336            0.0%
                                                                 ------------          ------
TOTAL RIGHTS/WARRANTS.................................                 61,784            0.0%
                                                                 ------------          ------
TOTAL INVESTMENT SECURITIES...........................            820,693,433
                                                                 ------------

                                                                   VALUE+
                                                          -        ------            -
SECURITIES LENDING COLLATERAL -- (6.2%)
(S)@  DFA Short Term Investment Fund.................. 4,659,142   53,910,930            6.5%
                                                                 ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $746,050,786)...............................             $874,604,363          105.5%
                                                                 ============          ======

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------
                                  LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                ------------ ------------ ------- ------------
 Common Stocks
   Australia................... $     39,722 $ 49,916,302   --    $ 49,956,024
   Austria.....................           --    6,318,848   --       6,318,848
   Belgium.....................       24,215   11,481,674   --      11,505,889
   Canada......................   78,986,697           --   --      78,986,697
   Denmark.....................      221,783   11,678,986   --      11,900,769
   Finland.....................           --   13,069,551   --      13,069,551
   France......................      178,471   64,075,136   --      64,253,607
   Germany.....................    1,618,072   53,153,835   --      54,771,907
   Hong Kong...................           --   25,456,771   --      25,456,771
   Ireland.....................    1,437,241    4,079,852   --       5,517,093
   Israel......................      245,239    5,670,451   --       5,915,690
   Italy.......................      645,437   25,133,397   --      25,778,834
   Japan.......................       25,818  197,126,881   --     197,152,699
   Netherlands.................    2,511,976   20,252,357   --      22,764,333
   New Zealand.................           --    3,906,022   --       3,906,022
   Norway......................       62,981    7,781,256   --       7,844,237
   Portugal....................           --    2,839,269   --       2,839,269
   Singapore...................           --   10,885,681   --      10,885,681
   Spain.......................       22,517   23,169,365   --      23,191,882
   Sweden......................           --   22,910,583   --      22,910,583
   Switzerland.................    2,406,508   35,435,603   --      37,842,111
   United Kingdom..............   28,561,273  108,042,090   --     136,603,363
 Preferred Stocks
   Germany.....................           --    1,259,789   --       1,259,789
 Rights/Warrants
   Australia...................           --        8,979   --           8,979
   Israel......................           --            2   --               2
   Spain.......................           --       51,467   --          51,467
   Switzerland.................           --        1,336   --           1,336
 Securities Lending Collateral.           --   53,910,930   --      53,910,930
                                ------------ ------------   --    ------------
 TOTAL......................... $116,987,950 $757,616,413   --    $874,604,363
                                ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                   PERCENTAGE
                                                           SHARES     VALUE++    OF NET ASSETS**
                                                           ------     -------    ---------------
COMMON STOCKS -- (94.6%)
BRAZIL -- (5.4%)
    Lojas Renner SA.....................................    293,596 $  3,094,547            0.2%
    Vale SA.............................................    564,075    5,535,047            0.4%
#   Vale SA Sponsored ADR...............................    317,514    3,108,466            0.2%
    Other Securities....................................              63,335,954            4.7%
                                                                    ------------           -----
TOTAL BRAZIL............................................              75,074,014            5.5%
                                                                    ------------           -----

CHILE -- (1.6%)
    Other Securities....................................              22,421,613            1.7%
                                                                    ------------           -----

CHINA -- (17.0%)
*   Alibaba Group Holding, Ltd. Sponsored ADR...........     66,000   12,202,740            0.9%
    Bank of China, Ltd. Class H.........................  9,653,356    4,824,388            0.4%
    China Construction Bank Corp. Class H............... 12,608,990   11,268,843            0.8%
    China Mobile, Ltd...................................    460,500    4,631,877            0.4%
    China Mobile, Ltd. Sponsored ADR....................    155,765    7,858,344            0.6%
    China Overseas Land & Investment, Ltd...............  1,024,000    3,324,944            0.3%
    Geely Automobile Holdings, Ltd......................  1,065,000    3,302,427            0.3%
    Industrial & Commercial Bank of China, Ltd. Class H.  8,953,017    7,123,602            0.5%
    NetEase, Inc. ADR...................................     12,473    3,516,388            0.3%
    Ping An Insurance Group Co. of China, Ltd. Class H..  1,144,000   10,053,402            0.8%
    Tencent Holdings, Ltd...............................    675,400   30,355,914            2.2%
    Other Securities....................................             139,903,645           10.0%
                                                                    ------------           -----
TOTAL CHINA.............................................             238,366,514           17.5%
                                                                    ------------           -----

COLOMBIA -- (0.4%)
    Other Securities....................................               5,771,746            0.4%
                                                                    ------------           -----

CZECH REPUBLIC -- (0.2%)
    Other Securities....................................               2,251,052            0.2%
                                                                    ------------           -----

EGYPT -- (0.1%)
    Other Securities....................................                 977,709            0.1%
                                                                    ------------           -----

GREECE -- (0.2%)
    Other Securities....................................               3,476,003            0.3%
                                                                    ------------           -----

HONG KONG -- (0.0%)
    Other Securities....................................                  58,495            0.0%
                                                                    ------------           -----

HUNGARY -- (0.4%)
    OTP Bank P.L.C......................................     75,839    3,057,503            0.2%
    Other Securities....................................               2,698,292            0.2%
                                                                    ------------           -----
TOTAL HUNGARY...........................................               5,755,795            0.4%
                                                                    ------------           -----

INDIA -- (11.5%)
    HDFC Bank, Ltd......................................    193,056    5,398,812            0.4%
    Housing Development Finance Corp., Ltd..............    202,308    5,315,272            0.4%
    Infosys, Ltd........................................    510,418    7,268,544            0.6%
    Tata Consultancy Services, Ltd......................    108,975    4,408,462            0.3%
    Vedanta, Ltd........................................    664,777    3,414,307            0.3%
    Other Securities....................................             135,436,955            9.8%
                                                                    ------------           -----
TOTAL INDIA.............................................             161,242,352           11.8%
                                                                    ------------           -----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                            SHARES     VALUE++    OF NET ASSETS**
                                            ------     -------    ---------------
INDONESIA -- (2.8%)
    Bank Central Asia Tbk PT.............. 1,938,700 $  2,986,452            0.2%
    Bank Rakyat Indonesia Persero Tbk PT.. 3,462,100    3,983,145            0.3%
    Other Securities......................             31,921,267            2.4%
                                                     ------------           -----
TOTAL INDONESIA...........................             38,890,864            2.9%
                                                     ------------           -----

MALAYSIA -- (2.8%)
    Public Bank Bhd.......................   624,370    3,017,288            0.2%
    Other Securities......................             35,653,325            2.6%
                                                     ------------           -----
TOTAL MALAYSIA............................             38,670,613            2.8%
                                                     ------------           -----

MEXICO -- (3.8%)
    America Movil S.A.B. de C.V. Series L. 4,985,903    4,298,876            0.3%
    Grupo Mexico S.A.B. de C.V. Series B.. 1,442,882    4,692,513            0.4%
    Other Securities......................             44,675,392            3.2%
                                                     ------------           -----
TOTAL MEXICO..............................             53,666,781            3.9%
                                                     ------------           -----

PERU -- (0.2%)
    Credicorp, Ltd........................    15,339    3,212,600            0.3%
    Other Securities......................                340,484            0.0%
                                                     ------------           -----
TOTAL PERU................................              3,553,084            0.3%
                                                     ------------           -----

PHILIPPINES -- (1.2%)
    Other Securities......................             16,383,609            1.2%
                                                     ------------           -----

POLAND -- (2.0%)
    Polski Koncern Naftowy Orlen SA.......   145,677    5,152,524            0.4%
    Other Securities......................             23,258,757            1.7%
                                                     ------------           -----
TOTAL POLAND..............................             28,411,281            2.1%
                                                     ------------           -----

RUSSIA -- (1.2%)
    Sberbank of Russia PJSC Sponsored ADR.   205,157    2,944,456            0.2%
    Other Securities......................             13,857,109            1.0%
                                                     ------------           -----
TOTAL RUSSIA..............................             16,801,565            1.2%
                                                     ------------           -----

SOUTH AFRICA -- (6.6%)
    AngloGold Ashanti, Ltd. Sponsored ADR.   320,438    2,980,073            0.2%
    FirstRand, Ltd........................ 1,370,412    4,974,365            0.4%
    Naspers, Ltd. Class N.................    30,058    7,323,106            0.5%
    Sanlam, Ltd...........................   620,162    3,104,136            0.2%
    Sasol, Ltd. Sponsored ADR.............   126,197    3,673,595            0.3%
    Standard Bank Group, Ltd..............   467,367    5,427,242            0.4%
    Other Securities......................             65,142,544            4.8%
                                                     ------------           -----
TOTAL SOUTH AFRICA........................             92,625,061            6.8%
                                                     ------------           -----

SOUTH KOREA -- (16.4%)
    LG Chem, Ltd..........................    12,334    4,447,104            0.3%
    NAVER Corp............................     5,308    4,242,536            0.3%
    Samsung Electronics Co., Ltd..........    16,836   41,502,498            3.1%
    Samsung Electronics Co., Ltd. GDR.....    16,921   20,862,466            1.6%
    SK Holdings Co., Ltd..................    15,617    4,041,209            0.3%
    SK Hynix, Inc.........................   131,378    9,686,851            0.7%
    Other Securities......................            144,887,101           10.6%
                                                     ------------           -----
TOTAL SOUTH KOREA.........................            229,669,765           16.9%
                                                     ------------           -----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                 SHARES      VALUE++     OF NET ASSETS**
                                                                 ------      -------     ---------------
TAIWAN -- (16.5%)
    Catcher Technology Co., Ltd................................   270,509 $    2,879,007            0.2%
    Hon Hai Precision Industry Co., Ltd........................ 3,607,499     13,408,867            1.0%
    Largan Precision Co., Ltd..................................    16,306      3,090,959            0.2%
    Taiwan Semiconductor Manufacturing Co., Ltd................ 2,248,214     18,175,235            1.4%
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR.   498,924     21,119,453            1.6%
    Uni-President Enterprises Corp............................. 1,532,577      3,202,172            0.3%
#   United Microelectronics Corp............................... 6,083,081      3,139,509            0.3%
    Other Securities...........................................              166,676,561           12.0%
                                                                          --------------           -----
TOTAL TAIWAN...................................................              231,691,763           17.0%
                                                                          --------------           -----

THAILAND -- (2.9%)
    PTT PCL....................................................   366,900      4,638,712            0.4%
    Other Securities...........................................               35,431,113            2.5%
                                                                          --------------           -----
TOTAL THAILAND.................................................               40,069,825            2.9%
                                                                          --------------           -----

TURKEY -- (1.4%)
    Other Securities...........................................               19,658,190            1.4%
                                                                          --------------           -----
TOTAL COMMON STOCKS............................................            1,325,487,694           97.3%
                                                                          --------------           -----

PREFERRED STOCKS -- (2.4%)
BRAZIL -- (2.3%)
    Banco Bradesco SA..........................................   536,595      5,688,599            0.4%
    Itau Unibanco Holding SA...................................   911,067     11,711,053            0.9%
    Other Securities...........................................               13,944,663            1.0%
                                                                          --------------           -----
TOTAL BRAZIL...................................................               31,344,315            2.3%
                                                                          --------------           -----

CHILE -- (0.0%)
    Other Securities...........................................                  504,449            0.1%
                                                                          --------------           -----

COLOMBIA -- (0.1%)
    Other Securities...........................................                1,245,731            0.1%
                                                                          --------------           -----

INDIA -- (0.0%)
    Other Securities...........................................                    9,594            0.0%
                                                                          --------------           -----
TOTAL PREFERRED STOCKS.........................................               33,104,089            2.5%
                                                                          --------------           -----

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
    Other Securities...........................................                   20,937            0.0%
                                                                          --------------           -----

CHILE -- (0.0%)
    Other Securities...........................................                   12,421            0.0%
                                                                          --------------           -----

HONG KONG -- (0.0%)
    Other Securities...........................................                      686            0.0%
                                                                          --------------           -----

INDIA -- (0.0%)
    Other Securities...........................................                   22,094            0.0%
                                                                          --------------           -----

MALAYSIA -- (0.0%)
    Other Securities...........................................                    5,565            0.0%
                                                                          --------------           -----

SOUTH KOREA -- (0.0%)
    Other Securities...........................................                   33,955            0.0%
                                                                          --------------           -----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                        SHARES      VALUE++     OF NET ASSETS**
                                        ------      -------     ---------------
 TAIWAN -- (0.0%)
       Other Securities...............           $       11,796            0.0%
                                                 --------------          ------

 THAILAND -- (0.0%)
       Other Securities...............                   61,995            0.0%
                                                 --------------          ------
 TOTAL RIGHTS/WARRANTS................                  169,449            0.0%
                                                 --------------          ------
 TOTAL INVESTMENT SECURITIES..........            1,358,761,232
                                                 --------------

                                                    VALUE+
                                          -         ------             -

 SECURITIES LENDING COLLATERAL -- (3.0%)
 (S)@  DFA Short Term Investment Fund. 3,681,211     42,595,288            3.1%
                                                 --------------          ------
 TOTAL INVESTMENTS -- (100.0%)
   (Cost $1,064,949,695)............             $1,401,356,520          102.9%
                                                 ==============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ---------------------------------------------
                            LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                          ----------- ------------ ------- ------------
        Common Stocks
          Brazil......... $75,074,014           --   --    $ 75,074,014
          Chile..........   8,667,552 $ 13,754,061   --      22,421,613
          China..........  39,317,010  199,049,504   --     238,366,514
          Colombia.......   5,771,746           --   --       5,771,746
          Czech Republic.          --    2,251,052   --       2,251,052
          Egypt..........          --      977,709   --         977,709
          Greece.........          --    3,476,003   --       3,476,003
          Hong Kong......          --       58,495   --          58,495
          Hungary........          --    5,755,795   --       5,755,795
          India..........   3,544,465  157,697,887   --     161,242,352
          Indonesia......   2,688,349   36,202,515   --      38,890,864
          Malaysia.......          --   38,670,613   --      38,670,613
          Mexico.........  53,661,192        5,589   --      53,666,781
          Peru...........   3,553,084           --   --       3,553,084
          Philippines....     375,033   16,008,576   --      16,383,609
          Poland.........          --   28,411,281   --      28,411,281
          Russia.........   4,054,069   12,747,496   --      16,801,565
          South Africa...   9,692,355   82,932,706   --      92,625,061
          South Korea....   6,761,824  222,907,941   --     229,669,765
          Taiwan.........  24,440,439  207,251,324   --     231,691,763
          Thailand.......  40,032,572       37,253   --      40,069,825
          Turkey.........     232,384   19,425,806   --      19,658,190
        Preferred Stocks
          Brazil.........  31,344,315           --   --      31,344,315
          Chile..........          --      504,449   --         504,449
          Colombia.......   1,245,731           --   --       1,245,731
          India..........       9,594           --   --           9,594

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Rights/Warrants
  Brazil......................           -- $       20,937   --    $       20,937
  Chile.......................           --         12,421   --            12,421
  Hong Kong...................           --            686   --               686
  India.......................           --         22,094   --            22,094
  Malaysia....................           --          5,565   --             5,565
  South Korea.................           --         33,955   --            33,955
  Taiwan......................           --         11,796   --            11,796
  Thailand....................           --         61,995   --            61,995
Securities Lending Collateral.           --     42,595,288   --        42,595,288
                               ------------ --------------   --    --------------
TOTAL......................... $310,465,728 $1,090,890,792   --    $1,401,356,520
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       DFA SOCIAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                     FACE
                                                    AMOUNT^   VALUE+
                                                    -------   ------
                                                     (000)
AGENCY OBLIGATIONS -- (19.8%)
Federal Farm Credit Bank
     5.150%, 11/15/19..............................     970 $ 1,036,789
Federal Home Loan Bank
     1.875%, 03/13/20..............................     440     441,625
     4.125%, 03/13/20..............................     500     527,809
     1.875%, 11/29/21..............................   1,700   1,695,582
     2.625%, 12/10/21..............................   1,500   1,536,499
     3.250%, 03/08/24..............................     250     264,218
     2.875%, 06/14/24..............................     700     723,848
     5.375%, 08/15/24..............................     800     948,637
     2.875%, 09/13/24..............................   2,000   2,065,818
     2.750%, 12/13/24..............................   1,000   1,022,917
     5.750%, 06/12/26..............................     200     248,044
Federal Home Loan Mortgage Corp.
     6.750%, 03/15/31..............................     450     649,345
Federal National Mortgage Association
     1.875%, 09/18/18..............................     220     220,766
     2.000%, 01/05/22..............................   2,000   1,999,988
     2.625%, 09/06/24..............................   1,600   1,633,126
     2.125%, 04/24/26..............................     800     777,902
     1.875%, 09/24/26..............................   1,600   1,515,819
     6.250%, 05/15/29..............................     180     242,110
     7.250%, 05/15/30..............................     450     662,382
     6.625%, 11/15/30..............................   1,700   2,410,824
Tennessee Valley Authority
     2.875%, 09/15/24..............................   1,249   1,288,211
     2.875%, 02/01/27..............................   2,000   2,047,184
     7.125%, 05/01/30..............................     500     724,951
                                                            -----------
TOTAL AGENCY OBLIGATIONS...........................          24,684,394
                                                            -----------

BONDS -- (52.8%)
21st Century Fox America, Inc.
     3.000%, 09/15/22..............................     180     183,243
     3.700%, 09/15/24..............................     200     208,303
3M Co.
     1.625%, 06/15/19..............................     375     374,946
     2.875%, 10/15/27..............................     600     599,886
ABB Finance USA, Inc.
     2.875%, 05/08/22..............................     100     101,900
Abbott Laboratories
     3.250%, 04/15/23..............................      50      51,074
Activision Blizzard, Inc.
     3.400%, 06/15/27..............................     100     100,179
Adobe Systems, Inc.
     3.250%, 02/01/25..............................     160     164,013
Advance Auto Parts, Inc.
     4.500%, 12/01/23..............................     200     209,294
Aetna, Inc.
     3.500%, 11/15/24..............................      50      50,978
Aflac, Inc.
     3.625%, 11/15/24..............................     250     263,954
     3.250%, 03/17/25..............................      50      50,952

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  -------  ------
                                                   (000)
Ahold Finance USA LLC
    6.875%, 05/01/29.............................      40 $ 49,154
Airbus SE
##  3.150%, 04/10/27.............................     200  202,603
Allstate Corp. (The)
    3.150%, 06/15/23.............................     500  511,523
Alphabet, Inc.
    3.375%, 02/25/24.............................     200  209,782
    1.998%, 08/15/26.............................     200  188,001
American Express Credit Corp.
    3.300%, 05/03/27.............................     200  202,186
American Honda Finance Corp.
    2.300%, 09/09/26.............................     250  236,899
American International Group, Inc.
    4.125%, 02/15/24.............................      50   53,179
    3.750%, 07/10/25.............................     150  155,074
Ameriprise Financial, Inc.
    4.000%, 10/15/23.............................      30   32,043
    3.700%, 10/15/24.............................     400  418,024
Amgen, Inc.
    3.125%, 05/01/25.............................     200  201,136
Analog Devices, Inc.
    3.900%, 12/15/25.............................      33   34,661
Anglo American Capital P.L.C.
##  4.750%, 04/10/27.............................     200  211,405
##  4.000%, 09/11/27.............................     200  199,993
Anthem, Inc.
    3.500%, 08/15/24.............................     150  153,760
ANZ New Zealand International Ltd.
##  3.450%, 07/17/27.............................     500  506,835
Aon P.L.C.
    3.500%, 06/14/24.............................     275  283,572
Apple, Inc.
    3.250%, 02/23/26.............................     250  255,551
    2.450%, 08/04/26.............................     695  671,706
    3.350%, 02/09/27.............................     800  820,966
    3.000%, 06/20/27.............................     500  499,844
Applied Materials, Inc.
    3.300%, 04/01/27.............................     300  306,782
Arrow Electronics, Inc.
    3.875%, 01/12/28.............................     100  101,052
ASB Finance, Ltd.
    0.500%, 06/10/22............................. EUR 225  263,749
Asian Development Bank
    2.000%, 01/22/25.............................     150  146,190
AT&T, Inc.
    3.875%, 08/15/21.............................     150  157,924
    3.000%, 02/15/22.............................      50   50,569
    3.950%, 01/15/25.............................     350  359,318
Australia & New Zealand Banking Group, Ltd.
    3.700%, 11/16/25.............................     250  265,612
Autodesk, Inc.
    4.375%, 06/15/25.............................     150  160,194

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  -------  ------
                                                   (000)
Automatic Data Processing, Inc.
    3.375%, 09/15/25.............................     600 $618,218
AutoZone, Inc.
    2.500%, 04/15/21.............................      70   69,882
    3.125%, 04/21/26.............................     200  194,876
Avnet, Inc.
    4.625%, 04/15/26.............................     250  260,719
Bank of America Corp.
    3.300%, 01/11/23.............................     150  153,630
    4.000%, 04/01/24.............................     250  264,867
Bank of Montreal
    2.375%, 01/25/19.............................     100  100,608
Bank of New York Mellon Corp. (The)
    3.650%, 02/04/24.............................     300  315,625
Barclays P.L.C.
    4.375%, 01/12/26.............................     500  523,904
Bed Bath & Beyond, Inc.
#   3.749%, 08/01/24.............................     275  273,030
Bemis Co., Inc.
    4.500%, 10/15/21.............................     100  106,303
Berkshire Hathaway, Inc.
    3.125%, 03/15/26.............................     407  411,980
BlackRock, Inc.
    3.375%, 06/01/22.............................     100  104,112
    3.200%, 03/15/27.............................     200  202,663
BP Capital Markets P.L.C.
    3.535%, 11/04/24.............................      50   52,085
BPCE SA
    4.000%, 04/15/24.............................     500  530,840
British Columbia, Province of Canada
    6.500%, 01/15/26.............................     200  249,879
Brown & Brown, Inc.
    4.200%, 09/15/24.............................      40   42,039
Buckeye Partners L.P.
    3.950%, 12/01/26.............................     225  224,866
Burlington Northern Santa Fe LLC
    3.000%, 04/01/25.............................      75   75,897
CA, Inc.
    4.500%, 08/15/23.............................     100  104,652
    4.700%, 03/15/27.............................     250  263,701
Canadian Pacific Railway Co.
    2.900%, 02/01/25.............................      50   49,964
Capital One Financial Corp.
    3.750%, 04/24/24.............................      50   51,813
Cardinal Health, Inc.
    4.625%, 12/15/20.............................      75   79,826
    3.410%, 06/15/27.............................     200  197,788
CBS Corp.
    3.500%, 01/15/25.............................     250  253,795
Charles Schwab Corp. (The)
    3.200%, 03/02/27.............................     200  201,769
Chevron Corp.
    2.419%, 11/17/20.............................      50   50,555
    2.355%, 12/05/22.............................     500  499,112

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
Chubb INA Holdings, Inc.
    3.350%, 05/15/24.............................      50 $   51,700
Cigna Corp.
    3.250%, 04/15/25.............................     250    251,932
Cisco Systems, Inc.
    2.200%, 02/28/21.............................      50     50,121
Citigroup, Inc.
    3.875%, 10/25/23.............................     380    397,539
CME Group, Inc.
    3.000%, 03/15/25.............................      85     86,535
CMS Energy Corp.
    3.875%, 03/01/24.............................     175    183,955
CNA Financial Corp.
    3.950%, 05/15/24.............................     300    312,454
    4.500%, 03/01/26.............................      30     32,198
Coca-Cola Co. (The)
    3.150%, 11/15/20.............................      48     49,756
    3.200%, 11/01/23.............................   1,000  1,043,009
    2.250%, 09/01/26.............................     140    133,329
Colgate-Palmolive Co.
    3.250%, 03/15/24.............................     100    103,152
Comcast Corp.
    3.150%, 03/01/26.............................     200    201,323
Commonwealth Bank of Australia
    2.400%, 11/02/20.............................     250    251,789
##  2.850%, 05/18/26.............................     250    244,285
ConocoPhillips Co.
    3.350%, 11/15/24.............................     300    310,831
Cooperatieve Rabobank UA
    3.875%, 02/08/22.............................      50     53,065
    3.375%, 05/21/25.............................     500    515,057
Credit Suisse AG
    3.625%, 09/09/24.............................     500    520,543
CSX Corp.
    3.700%, 10/30/20.............................      70     72,865
CVS Health Corp.
    2.750%, 12/01/22.............................     200    199,099
    3.875%, 07/20/25.............................      67     68,773
Deere & Co.
    5.375%, 10/16/29.............................      80     97,567
Deutsche Bank AG
    3.700%, 05/30/24.............................      30     30,442
    4.100%, 01/13/26.............................     200    205,645
Discovery Communications LLC
    3.250%, 04/01/23.............................      75     75,727
Dollar General Corp.
    3.250%, 04/15/23.............................     100    102,592
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20.............................     250    253,486
Dominion Energy, Inc.
    3.625%, 12/01/24.............................     100    103,475
Dow Chemical Co. (The)
    4.250%, 11/15/20.............................     150    157,352
    3.000%, 11/15/22.............................      30     30,562
    3.500%, 10/01/24.............................     200    206,625
Dr Pepper Snapple Group, Inc.
    3.400%, 11/15/25.............................     250    253,297

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  -------  ------
                                                   (000)
Duke Energy Corp.
    3.750%, 04/15/24.............................     275 $287,511
Eaton Corp.
    2.750%, 11/02/22.............................     207  208,025
eBay, Inc.
    2.600%, 07/15/22.............................     175  174,677
Electricite de France SA
##  2.350%, 10/13/20.............................      30   30,109
Electronic Arts, Inc.
    4.800%, 03/01/26.............................     250  275,920
Emerson Electric Co.
    2.625%, 12/01/21.............................     450  457,437
Enbridge, Inc.
    3.500%, 06/10/24.............................     300  305,223
Energy Transfer L.P.
    4.750%, 01/15/26.............................     200  210,473
Enterprise Products Operating LLC
    3.900%, 02/15/24.............................     200  210,462
EOG Resources, Inc.
    3.150%, 04/01/25.............................     200  199,898
    4.150%, 01/15/26.............................     100  106,525
ERAC USA Finance LLC
##  3.850%, 11/15/24.............................     200  207,661
European Investment Bank
    3.250%, 01/29/24.............................     100  105,283
Eversource Energy
    2.500%, 03/15/21.............................     100  100,281
Exelon Corp.
    2.850%, 06/15/20.............................     150  152,583
    3.400%, 04/15/26.............................     200  201,370
Express Scripts Holding Co.
    3.900%, 02/15/22.............................      75   78,495
    3.500%, 06/15/24.............................     250  253,039
    3.400%, 03/01/27.............................      56   55,001
Exxon Mobil Corp.
    2.222%, 03/01/21.............................     550  553,488
FedEx Corp.
    2.625%, 08/01/22.............................     100  101,180
Fidelity National Information Services, Inc.
    5.000%, 10/15/25.............................      63   70,153
Ford Motor Credit Co. LLC
    3.200%, 01/15/21.............................     200  204,499
    4.375%, 08/06/23.............................     200  211,761
GATX Corp.
    3.250%, 09/15/26.............................     100   98,430
General Mills, Inc.
    3.150%, 12/15/21.............................     200  205,365
General Motors Financial Co., Inc.
    5.250%, 03/01/26.............................     250  273,092
Georgia-Pacific LLC
    7.750%, 11/15/29.............................      40   55,966
Gilead Sciences, Inc.
    4.500%, 04/01/21.............................      30   32,225
    3.650%, 03/01/26.............................     100  104,081
Goldcorp, Inc.
    3.625%, 06/09/21.............................     190  196,833

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  -------  ------
                                                   (000)
Goldman Sachs Group, Inc. (The)
    3.750%, 02/25/26.............................     500 $512,944
Halliburton Co.
    3.500%, 08/01/23.............................     200  207,701
Harley-Davidson Financial Services, Inc.
##  2.150%, 02/26/20.............................     100   99,442
Hasbro, Inc.
    3.150%, 05/15/21.............................      97   98,646
Home Depot, Inc. (The)
    2.000%, 04/01/21.............................     100   99,785
    2.700%, 04/01/23.............................      75   76,090
Honeywell International, Inc.
    2.500%, 11/01/26.............................     200  191,471
HSBC Holdings P.L.C.
    4.000%, 03/30/22.............................     350  369,876
Humana, Inc.
    3.150%, 12/01/22.............................     400  407,786
Huntington Bancshares, Inc.
    3.150%, 03/14/21.............................      75   76,739
    2.300%, 01/14/22.............................     300  296,189
Hyatt Hotels Corp.
    3.375%, 07/15/23.............................     100  102,346
Illinois Tool Works, Inc.
    3.500%, 03/01/24.............................     100  105,212
ING Bank NV
##  2.050%, 08/15/21.............................     350  345,054
Intel Corp.
    2.450%, 07/29/20.............................      30   30,433
Inter-American Development Bank
    3.000%, 02/21/24.............................     250  260,359
Intercontinental Exchange, Inc.
    3.750%, 12/01/25.............................     250  262,545
International Business Machines Corp.
    3.300%, 01/27/27.............................     750  764,676
International Paper Co.
    3.800%, 01/15/26.............................      75   78,178
Intesa Sanpaolo SpA
##  3.875%, 07/14/27.............................     200  201,071
ITC Holdings Corp.
    3.650%, 06/15/24.............................     200  206,097
Janus Capital Group, Inc.
    4.875%, 08/01/25.............................     350  376,291
Jefferies Group LLC
    4.850%, 01/15/27.............................     100  106,267
JM Smucker Co. (The)
    3.500%, 03/15/25.............................      70   71,470
JPMorgan Chase & Co.
    3.250%, 09/23/22.............................     150  154,344
    3.900%, 07/15/25.............................      30   31,589
Juniper Networks, Inc.
    4.500%, 03/15/24.............................     200  212,013
Kellogg Co.
    2.750%, 03/01/23.............................      75   74,553
    3.250%, 04/01/26.............................     200  200,026

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                    FACE
                                                   AMOUNT^   VALUE+
                                                   -------   ------
                                                    (000)
KeyCorp
    5.100%, 03/24/21.............................       100 $108,911
Kimberly-Clark Corp.
    2.400%, 06/01/23.............................        50   49,757
Kohl's Corp.
    4.750%, 12/15/23.............................       243  252,827
Kommunalbanken A.S.
    1.750%, 05/28/19.............................       100   99,959
Kommuninvest I Sverige AB
    0.250%, 06/01/22............................. SEK 4,000  472,865
Kraft Heinz Foods Co.
    3.500%, 06/06/22.............................       200  206,602
    3.950%, 07/15/25.............................       200  207,515
Kroger Co. (The)
    7.500%, 04/01/31.............................       250  329,455
Legg Mason, Inc.
    4.750%, 03/15/26.............................        30   31,965
Lincoln National Corp.
    3.350%, 03/09/25.............................        75   75,507
Lloyds Banking Group P.L.C.
    3.750%, 01/11/27.............................       250  253,791
Loews Corp.
    2.625%, 05/15/23.............................        50   50,021
    3.750%, 04/01/26.............................       200  207,381
Lowe's Cos., Inc.
    3.875%, 09/15/23.............................        50   53,042
    3.375%, 09/15/25.............................       125  128,869
LyondellBasell Industries NV
    6.000%, 11/15/21.............................       200  224,632
Macquarie Bank, Ltd.
##  3.900%, 01/15/26.............................       250  260,556
Manitoba, Province of Canada
    1.750%, 05/30/19.............................       100   99,846
Manufacturers & Traders Trust Co.
    2.900%, 02/06/25.............................       300  297,902
Marathon Petroleum Corp.
    3.625%, 09/15/24.............................       100  102,532
Markel Corp.
    5.350%, 06/01/21.............................        30   32,729
Marriott International, Inc.
    2.875%, 03/01/21.............................       200  202,068
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.............................       150  152,446
McDonald's Corp.
    2.750%, 12/09/20.............................        30   30,591
    3.700%, 01/30/26.............................       150  156,833
McKesson Corp.
    3.796%, 03/15/24.............................        75   78,089
Mead Johnson Nutrition Co.
    4.125%, 11/15/25.............................        48   51,342
Medtronic, Inc.
    3.125%, 03/15/22.............................        50   51,531
MetLife, Inc.
    3.600%, 04/10/24.............................        50   52,538
Microsoft Corp.
    2.400%, 08/08/26.............................       800  772,738

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
Mizuho Financial Group, Inc.
##  2.632%, 04/12/21.............................     200 $  200,127
Monsanto Co.
    3.375%, 07/15/24.............................     200    204,287
Morgan Stanley
    5.500%, 07/28/21.............................     100    110,470
    3.875%, 04/29/24.............................     350    367,573
Mosaic Co. (The)
    4.250%, 11/15/23.............................      50     52,243
Nasdaq, Inc.
    4.250%, 06/01/24.............................      75     79,713
National Australia Bank, Ltd.
    1.875%, 07/12/21.............................     500    491,272
##  3.500%, 01/10/27.............................     250    256,373
National Rural Utilities Cooperative Finance
 Corp.
    8.000%, 03/01/32.............................     121    177,986
Nationwide Building Society
##  3.900%, 07/21/25.............................     200    210,058
Noble Energy, Inc.
    4.150%, 12/15/21.............................     200    210,952
Nordstrom, Inc.
#   4.000%, 03/15/27.............................     200    196,853
NRW Bank
    1.875%, 07/01/19.............................     100    100,056
Nuveen Finance LLC
##  4.125%, 11/01/24.............................      50     52,876
Occidental Petroleum Corp.
    3.000%, 02/15/27.............................     300    299,456
Omnicom Group, Inc.
    3.650%, 11/01/24.............................     100    102,841
ONEOK, Inc.
    4.000%, 07/13/27.............................     300    305,263
Oracle Corp.
    2.950%, 05/15/25.............................   1,900  1,918,910
Pacific Gas & Electric Co.
    2.950%, 03/01/26.............................     250    245,344
Packaging Corp. of America
    4.500%, 11/01/23.............................     200    217,020
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
##  3.050%, 01/09/20.............................      51     51,926
##  3.400%, 11/15/26.............................     200    198,196
PepsiCo, Inc.
    2.750%, 03/05/22.............................     100    102,142
Phillips 66
    4.300%, 04/01/22.............................     200    214,203
Phillips 66 Partners L.P.
    3.550%, 10/01/26.............................     200    197,922
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    4.500%, 12/15/26.............................      98    100,103
PNC Bank NA
    3.250%, 06/01/25.............................     250    254,547
Potash Corp. of Saskatchewan, Inc.
    3.625%, 03/15/24.............................     300    308,435

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^    VALUE+
                                                  -------    ------
                                                   (000)
Praxair, Inc.
    2.200%, 08/15/22.............................       50 $   49,734
Precision Castparts Corp.
    1.250%, 01/15/18.............................      100     99,964
    3.250%, 06/15/25.............................      344    351,872
Priceline Group, Inc. (The)
    3.600%, 06/01/26.............................      350    357,714
Principal Financial Group, Inc.
    3.100%, 11/15/26.............................      100     99,608
Province of Ontario Canada
    1.875%, 05/21/20.............................       50     49,818
    3.150%, 06/02/22............................. CAD  340    276,385
Province of Quebec Canada
    3.500%, 07/29/20.............................       35     36,396
    7.500%, 09/15/29.............................      500    713,544
Prudential Financial, Inc.
    4.500%, 11/16/21.............................      100    108,158
    3.500%, 05/15/24.............................      200    208,404
PSEG Power LLC
    5.125%, 04/15/20.............................       30     31,957
QUALCOMM, Inc.
    3.450%, 05/20/25.............................       75     77,171
Quest Diagnostics, Inc.
    3.500%, 03/30/25.............................      200    204,419
Reinsurance Group of America, Inc.
    3.950%, 09/15/26.............................      100    102,320
Rio Tinto Finance USA P.L.C.
    2.875%, 08/21/22.............................        4      4,059
Rockwell Automation, Inc.
    2.875%, 03/01/25.............................      300    297,778
Royal Bank of Canada
    2.200%, 07/27/18.............................      100    100,421
Santander Holdings USA, Inc.
    4.500%, 07/17/25.............................      250    260,674
Santander UK Group Holdings P.L.C.
    2.875%, 10/16/20.............................      350    354,365
Santander UK P.L.C.
    4.000%, 03/13/24.............................       50     52,906
Scripps Networks Interactive, Inc.
    3.500%, 06/15/22.............................       50     51,085
    3.900%, 11/15/24.............................      150    154,089
Sempra Energy
    3.550%, 06/15/24.............................      250    257,447
Shell International Finance BV
    2.125%, 05/11/20.............................      180    180,782
    3.400%, 08/12/23.............................       30     31,563
    3.250%, 05/11/25.............................    1,000  1,028,751
    2.875%, 05/10/26.............................      450    447,516
Sherwin-Williams Co. (The)
    3.450%, 08/01/25.............................      100    101,736
Siemens Financieringsmaatschappij NV
##  6.125%, 08/17/26.............................      200    246,451
Societe Generale SA
##  2.500%, 04/08/21.............................      350    350,471

                                                    FACE
                                                   AMOUNT^    VALUE+
                                                   -------    ------
                                                    (000)
Southern California Edison Co.
    6.650%, 04/01/29.............................        65 $   84,137
Southern Co. (The)
    1.850%, 07/01/19.............................       300    299,405
Southern Power Co.
    4.150%, 12/01/25.............................        50     52,829
Southwest Airlines Co.
    3.000%, 11/15/26.............................       250    246,474
Starbucks Corp.
    2.100%, 02/04/21.............................       100    100,257
State Street Corp.
    4.375%, 03/07/21.............................        75     80,223
    3.550%, 08/18/25.............................       200    208,647
Statoil ASA
    2.250%, 11/08/19.............................       200    201,303
    2.650%, 01/15/24.............................       100     99,540
Stryker Corp.
    2.000%, 03/08/19.............................       180    180,375
    3.375%, 05/15/24.............................       200    205,993
Sumitomo Mitsui Financial Group, Inc.
    2.934%, 03/09/21.............................        30     30,515
    2.058%, 07/14/21.............................       350    344,417
Suncor Energy, Inc.
    3.600%, 12/01/24.............................       200    206,922
SunTrust Banks, Inc.
    2.900%, 03/03/21.............................        75     76,221
SVB Financial Group
    5.375%, 09/15/20.............................       100    108,030
Sweden Government Bond
    3.500%, 06/01/22............................. SEK 8,000  1,115,469
Sysco Corp.
    2.600%, 10/01/20.............................        30     30,364
Tapestry, Inc.
    4.250%, 04/01/25.............................       300    310,329
Target Corp.
    2.900%, 01/15/22.............................       270    276,260
    2.500%, 04/15/26.............................        75     72,073
TCI Communications, Inc.
    7.875%, 02/15/26.............................       140    186,856
TD Ameritrade Holding Corp.
    3.625%, 04/01/25.............................        30     31,245
Telefonica Europe BV
    8.250%, 09/15/30.............................       275    388,963
Thomson Reuters Corp.
    4.300%, 11/23/23.............................       100    106,300
Time Warner, Inc.
    3.550%, 06/01/24.............................       200    202,523
Total Capital SA
    2.125%, 08/10/18.............................       100    100,309
Total System Services, Inc.
    4.800%, 04/01/26.............................        30     32,621
TransCanada PipeLines, Ltd.
    2.500%, 08/01/22.............................       300    300,131
U.S. Bancorp
    3.700%, 01/30/24.............................        75     79,127

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^   VALUE+
                                                  -------   ------
                                                   (000)
U.S. Bank NA
    2.800%, 01/27/25.............................     750 $   747,047
UBS Group Funding Switzerland AG
##  4.125%, 09/24/25.............................     200     210,925
Union Pacific Corp.
    3.750%, 03/15/24.............................     200     212,287
United Parcel Service, Inc.
    2.450%, 10/01/22.............................     100     100,632
United Technologies Corp.
    7.500%, 09/15/29.............................      40      55,726
Unum Group
    3.000%, 05/15/21.............................     350     353,966
Valero Energy Corp.
    3.400%, 09/15/26.............................     250     249,975
Verizon Communications, Inc.
##  3.376%, 02/15/25.............................     174     175,043
    2.625%, 08/15/26.............................     200     188,635
Viacom, Inc.
    3.875%, 04/01/24.............................      50      50,165
Visa, Inc.
    3.150%, 12/14/25.............................     375     382,966
Vodafone Group P.L.C.
    7.875%, 02/15/30.............................     200     273,580
Wal-Mart Stores, Inc.
    2.550%, 04/11/23.............................     100     100,855
    7.550%, 02/15/30.............................     200     291,289
Walgreens Boots Alliance, Inc.
    3.450%, 06/01/26.............................     150     147,337
Waste Management, Inc.
    3.500%, 05/15/24.............................      60      62,235
Wells Fargo & Co.
    3.000%, 02/19/25.............................     350     347,200
    3.000%, 04/22/26.............................     150     147,101
Westpac Banking Corp.
    4.875%, 11/19/19.............................     100     105,835
    2.850%, 05/13/26.............................     300     293,827
    3.350%, 03/08/27.............................     550     558,064
WestRock MWV LLC
    8.200%, 01/15/30.............................     222     311,936
Williams Partners L.P.
    4.000%, 09/15/25.............................     250     258,184
    3.750%, 06/15/27.............................     110     110,354
Wm Wrigley Jr Co.
##  2.900%, 10/21/19.............................      75      76,126
Wyndham Worldwide Corp.
    3.900%, 03/01/23.............................      40      39,885
Xilinx, Inc.
    3.000%, 03/15/21.............................     100     101,731
Zoetis, Inc.
    3.000%, 09/12/27.............................     100      97,893
                                                          -----------
TOTAL BONDS......................................          66,011,528
                                                          -----------

                                                     FACE
                                                    AMOUNT^    VALUE+
                                                    -------    ------
                                                     (000)
U.S. TREASURY OBLIGATIONS -- (27.1%)
U.S. Treasury Bonds
      6.250%, 08/15/23.............................   1,810 $  2,219,300
      6.625%, 02/15/27.............................     600      816,305
      6.125%, 11/15/27.............................     750    1,002,861
      5.250%, 02/15/29.............................     870    1,114,620
      6.125%, 08/15/29.............................     145      200,304
      6.250%, 05/15/30.............................     430      607,308
      5.375%, 02/15/31.............................   1,760    2,345,062
U.S. Treasury Notes
      0.875%, 03/31/18.............................     500      499,219
      0.750%, 08/15/19.............................     500      492,734
      2.000%, 07/31/20.............................   2,000    2,015,000
      1.250%, 03/31/21.............................   2,760    2,708,142
      1.125%, 07/31/21.............................   1,800    1,751,766
      1.500%, 02/28/23.............................   1,100    1,068,504
      1.500%, 03/31/23.............................   2,430    2,357,859
      1.750%, 05/15/23.............................   1,000      981,836
      1.250%, 07/31/23.............................   3,300    3,145,184
      2.500%, 05/15/24.............................     950      967,404
      2.250%, 11/15/24.............................   1,500    1,500,996
      2.125%, 05/15/25.............................   1,850    1,830,922
      2.000%, 08/15/25.............................   1,550    1,517,729
      2.250%, 11/15/25.............................     300      298,793
      1.625%, 02/15/26.............................   1,000      947,461
      1.625%, 05/15/26.............................   1,700    1,606,699
      1.500%, 08/15/26.............................   2,000    1,866,484
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS....................           33,862,492
                                                            ------------
TOTAL INVESTMENT SECURITIES........................          124,558,414
                                                            ------------

                                                    SHARES
                                                    ------
SECURITIES LENDING COLLATERAL -- (0.3%)
(S)@  DFA Short Term Investment Fund...............  30,743      355,732
                                                            ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $125,991,476)..............................          $124,914,146
                                                            ============

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED


At October 31, 2017, DFA Social Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                        UNREALIZED
                                                                         FOREIGN
                                                                         EXCHANGE
                                                      SETTLEMENT       APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD   COUNTERPARTY         DATE         (DEPRECIATION)
------------------ --------------- -------------- ------------------  --------------
 USD    268,068    EUR     226,245 Citibank, N.A.      01/08/18          $ 3,474
 USD    281,031    CAD     356,518 Citibank, N.A.      01/24/18            4,437
 USD  1,634,568    SEK  13,453,275 Citibank, N.A.      01/25/18           18,894
                                                                         -------
                                                  TOTAL APPRECIATION     $26,805
                                                                         =======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   -----------------------------------------
                                   LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                   ------- ------------ ------- ------------
    Agency Obligations............   --    $ 24,684,394   --    $ 24,684,394
    Bonds.........................   --      66,011,528   --      66,011,528
    U.S. Treasury Obligations.....   --      33,862,492   --      33,862,492
    Securities Lending Collateral.   --         355,732   --         355,732
    Forward Currency Contracts**..   --          26,805   --          26,805
                                     --    ------------   --    ------------
    TOTAL.........................   --    $124,940,951   --    $124,940,951
                                     ==    ============   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                         U.S.      INTERNATIONAL
                                                                      U.S. SOCIAL   SUSTAINABILITY SUSTAINABILITY
                                                                     CORE EQUITY 2      CORE 1         CORE 1
                                                                      PORTFOLIO*      PORTFOLIO*     PORTFOLIO*
                                                                     -------------- -------------- --------------
ASSETS:
Investments at Value (including $112,096, $116,935 and $48,210 of
 securities on loan, respectively).................................. $      964,583 $    1,189,180 $      767,881
Temporary Cash Investments at Value & Cost..........................          8,337          4,146             --
Collateral from Securities on Loan Invested in Affiliate at Value
 (including cost of $77,064, $74,078 and $44,505)...................         77,069         74,082         44,505
Foreign Currencies at Value.........................................             --             --            532
Cash................................................................             --             --          4,214
Receivables:
  Investment Securities Sold........................................            520            643             95
  Dividends, Interest and Tax Reclaims..............................            632            878          2,049
  Securities Lending Income.........................................             38             46             54
  Fund Shares Sold..................................................            948          1,005          1,081
Unrealized Gain on Foreign Currency Contracts.......................             --             --              3
Prepaid Expenses and Other Assets...................................             18             13              6
                                                                     -------------- -------------- --------------
     Total Assets...................................................      1,052,145      1,269,993        820,420
                                                                     -------------- -------------- --------------
LIABILITIES:
Payables:
  Due to Custodian..................................................             53             --             --
  Upon Return of Securities Loaned..................................         77,062         74,075         44,504
  Investment Securities Purchased...................................          5,961          2,161          1,444
  Fund Shares Redeemed..............................................            174            262            194
  Due to Advisor....................................................            202            211            190
Accrued Expenses and Other Liabilities..............................             75            100             88
     Total Liabilities..............................................         83,527         76,809         46,420
                                                                     -------------- -------------- --------------
NET ASSETS.......................................................... $      968,618 $    1,193,184 $      774,000
                                                                     ============== ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).............................     62,190,312     58,297,033     71,270,103
                                                                     ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE.......................................................... $        15.58 $        20.47 $        10.86
                                                                     ============== ============== ==============
Investments at Cost................................................. $      676,581 $      858,774 $      620,318
                                                                     ============== ============== ==============
Foreign Currencies at Cost.......................................... $           -- $           -- $          535
                                                                     ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $      668,304 $      850,063 $      642,923
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................            461            685          1,446
Accumulated Net Realized Gain (Loss)................................         11,846         12,026        (17,926)
Net Unrealized Foreign Exchange Gain (Loss).........................             --             --             (3)
Net Unrealized Appreciation (Depreciation)..........................        288,007        330,410        147,560
                                                                     -------------- -------------- --------------
NET ASSETS.......................................................... $      968,618 $    1,193,184 $      774,000
                                                                     ============== ============== ==============
(1) NUMBER OF SHARES AUTHORIZED.....................................  1,000,000,000  1,000,000,000  1,000,000,000
                                                                     ============== ============== ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                      INTERNATIONAL     EMERGING
                                                                       SOCIAL CORE   MARKETS SOCIAL    DFA SOCIAL
                                                                         EQUITY       CORE EQUITY     FIXED INCOME
                                                                       PORTFOLIO*      PORTFOLIO*      PORTFOLIO
                                                                     --------------  --------------  --------------
ASSETS:
Investments at Value (including $53,941, $70,214 and $348 of
 securities on loan, respectively).................................. $      820,693  $    1,358,761  $      124,558
Collateral from Securities on Loan Invested in Affiliate at Value
 (including cost of $53,910, $42,593 and $356)......................         53,911          42,595             356
Foreign Currencies at Value.........................................            215           3,124              --
Cash................................................................         12,136              64             387
Receivables:
  Investment Securities Sold........................................             95           2,044              --
  Dividends, Interest and Tax Reclaims..............................          2,107           1,010           1,034
  Securities Lending Income.........................................             88             200              --
  Fund Shares Sold..................................................            530             397              88
Unrealized Gain on Forward Currency Contracts.......................             --              --              27
Unrealized Gain on Foreign Currency Contracts.......................              2              --              --
Prepaid Expenses and Other Assets...................................             21               9               9
                                                                     --------------  --------------  --------------
     Total Assets...................................................        889,798       1,408,204         126,459
                                                                     --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................         53,912          42,593             356
  Investment Securities Purchased...................................          6,559           2,303              --
  Fund Shares Redeemed..............................................             98             376              --
  Due to Advisor....................................................            198             540              30
  Line of Credit....................................................             --             291              --
Unrealized Loss on Foreign Currency Contracts.......................              2              --              --
Accrued Expenses and Other Liabilities..............................            113             179              39
     Total Liabilities..............................................         60,882          46,282             425
                                                                     --------------  --------------  --------------
NET ASSETS.......................................................... $      828,916  $    1,361,922  $      126,034
                                                                     ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).............................     60,535,986      94,535,647      12,725,042
                                                                     ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE.......................................................... $        13.69  $        14.41  $         9.90
                                                                     ==============  ==============  ==============
Investments at Cost................................................. $      692,140  $    1,022,356  $      125,636
                                                                     ==============  ==============  ==============
Foreign Currencies at Cost.......................................... $          215  $        3,124  $           --
                                                                     ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $      705,119  $    1,099,272  $      127,405
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................          1,790             259             137
Accumulated Net Realized Gain (Loss)................................         (6,543)        (74,012)           (456)
Net Unrealized Foreign Exchange Gain (Loss).........................             (4)             (4)             26
Net Unrealized Appreciation (Depreciation)..........................        128,554         336,407          (1,078)
                                                                     --------------  --------------  --------------
NET ASSETS.......................................................... $      828,916  $    1,361,922  $      126,034
                                                                     ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED.....................................  1,000,000,000   1,500,000,000   1,000,000,000
                                                                     ==============  ==============  ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                           U.S.      INTERNATIONAL
                                                                         U.S. SOCIAL  SUSTAINABILITY SUSTAINABILITY
                                                                        CORE EQUITY 2     CORE 1         CORE 1
                                                                         PORTFOLIO#     PORTFOLIO#     PORTFOLIO#
                                                                        ------------- -------------- --------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $4, $4 and $1,626,
   respectively).......................................................   $ 14,457       $ 17,045       $ 16,749
  Non Cash Income......................................................         --             --            925
  Income from Securities Lending.......................................        372            347            653
                                                                          --------       --------       --------
     Total Investment Income...........................................     14,829         17,392         18,327
                                                                          --------       --------       --------
EXPENSES
  Investment Management Fees...........................................      2,094          2,452          2,116
  Accounting & Transfer Agent Fees.....................................         49             72             63
  Custodian Fees.......................................................         18             17            150
  Filing Fees..........................................................         45             71             44
  Shareholders' Reports................................................         27             25             15
  Directors'/Trustees' Fees & Expenses.................................          8              9              6
  Professional Fees....................................................         14             16             14
  Other................................................................         76             35             32
                                                                          --------       --------       --------
     Total Expenses....................................................      2,331          2,697          2,440
                                                                          --------       --------       --------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
   Recovered by Advisor (Note C).......................................         --           (216)             8
  Fees Paid Indirectly (Note C)........................................         --             --            (38)
                                                                          --------       --------       --------
  Net Expenses.........................................................      2,331          2,481          2,410
                                                                          --------       --------       --------
  NET INVESTMENT INCOME (LOSS).........................................     12,498         14,911         15,917
                                                                          --------       --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**.......................................     12,091         12,099            110
    Affiliated Investment Companies Shares Sold........................          1              2             (1)
    Futures............................................................         --            192              1
    Foreign Currency Transactions......................................         --             --            (86)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................    156,516        187,064        129,515
    Affiliated Investment Companies Shares.............................        (11)           (10)            (4)
    Translation of Foreign Currency Denominated Amounts................         --             --             40
                                                                          --------       --------       --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    168,597        199,347        129,575
                                                                          --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........   $181,095       $214,258       $145,492
                                                                          ========       ========       ========

----------
**Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                       EMERGING
                                                                        INTERNATIONAL   MARKETS
                                                                         SOCIAL CORE  SOCIAL CORE  DFA SOCIAL
                                                                           EQUITY       EQUITY    FIXED INCOME
                                                                         PORTFOLIO#   PORTFOLIO#   PORTFOLIO#
                                                                        ------------- ----------- ------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $1,619, $3,924 and $0,
   respectively).......................................................   $ 17,797     $ 30,503          --
  Non Cash Income......................................................      1,311           --          --
  Interest.............................................................         --           --      $2,176
  Income from Securities Lending.......................................        867        2,095           3
                                                                          --------     --------      ------
     Total Investment Income...........................................     19,975       32,598       2,179
                                                                          --------     --------      ------
EXPENSES
  Investment Management Fees...........................................      2,110        6,097         197
  Accounting & Transfer Agent Fees.....................................         50           80           8
  Custodian Fees.......................................................        237          642           3
  Filing Fees..........................................................         45           38          23
  Shareholders' Reports................................................         25           30          15
  Directors'/Trustees' Fees & Expenses.................................          6           12           1
  Professional Fees....................................................         13           93           1
  Offering Costs.......................................................         --           --          30
  Other................................................................         75           94           5
                                                                          --------     --------      ------
     Total Expenses....................................................      2,561        7,086         283
                                                                          --------     --------      ------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
   Recovered by Advisor (Note C).......................................         --           --         (17)
  Fees Paid Indirectly (Note C)........................................        (37)         (27)         (2)
                                                                          --------     --------      ------
  Net Expenses.........................................................      2,524        7,059         264
                                                                          --------     --------      ------
  NET INVESTMENT INCOME (LOSS).........................................     17,451       25,539       1,915
                                                                          --------     --------      ------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**.......................................     (2,552)       6,746        (442)
    Affiliated Investment Companies Shares Sold........................         (2)          (1)         --
    Futures............................................................        157            3          --
    Foreign Currency Transactions......................................        (42)          50          --
    Forward Currency Contracts.........................................         --           --         (58)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................    142,427      254,476        (428)
    Affiliated Investment Companies Shares.............................         (4)          (5)         --
    Translation of Foreign Currency Denominated Amounts................         41          (24)         (1)
    Forward Currency Contracts.........................................         --           --          27
                                                                          --------     --------      ------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    140,025      261,245        (902)
                                                                          --------     --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........   $157,476     $286,784      $1,013
                                                                          ========     ========      ======

----------
**Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     U.S. SOCIAL CORE EQUITY 2 U.S. SUSTAINABILITY CORE 1
                                                           PORTFOLIO                 PORTFOLIO
                                                     ------------------------  -------------------------
                                                        YEAR         YEAR         YEAR          YEAR
                                                       ENDED        ENDED        ENDED         ENDED
                                                      OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,
                                                        2017         2016         2017          2016
                                                      ---------    ---------    ----------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  12,498    $  10,898    $   14,911     $ 10,812
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.....................    12,091        7,666        12,099        7,355
    Affiliated Investment Companies Shares
     Sold...........................................         1           --             2           --
    Futures.........................................        --           --           192           --
    Foreign Currency Transactions...................        --           --            --           --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.......................................   156,516          365       187,064        7,225
    Affiliated Investment Companies Shares..........       (11)          --           (10)          --
    Translation of Foreign Currency Denominated
     Amounts........................................        --           --            --           --
                                                      ---------    ---------    ----------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................   181,095       18,929       214,258       25,392
                                                      ---------    ---------    ----------     --------
Distributions From:
  Net Investment Income.............................   (12,378)     (10,502)      (15,082)     (10,043)
  Net Long-Term Gains...............................    (7,378)     (10,434)       (7,062)      (5,718)
                                                      ---------    ---------    ----------     --------
     Total Distributions............................   (19,756)     (20,936)      (22,144)     (15,761)
                                                      ---------    ---------    ----------     --------
Capital Share Transactions (1):
  Shares Issued.....................................   262,707      200,728       370,948      281,621
  Shares Issued in Lieu of Cash Distributions.......    18,338       19,233        21,620       15,407
  Shares Redeemed...................................  (160,468)    (137,775)     (141,352)     (97,412)
                                                      ---------    ---------    ----------     --------
     Net Increase (Decrease) from Capital Share
      Transactions..................................   120,577       82,186       251,216      199,616
                                                      ---------    ---------    ----------     --------
     Total Increase (Decrease) in Net Assets........   281,916       80,179       443,330      209,247
NET ASSETS
  Beginning of Year.................................   686,702      606,523       749,854      540,607
                                                      ---------    ---------    ----------     --------
  End of Year....................................... $ 968,618    $ 686,702    $1,193,184     $749,854
                                                      =========    =========    ==========     ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................    18,392       16,085        19,847       17,385
  Shares Issued in Lieu of Cash Distributions.......     1,276        1,560         1,158          945
  Shares Redeemed...................................   (11,253)     (11,293)       (7,501)      (5,997)
                                                      ---------    ---------    ----------     --------
     Net Increase (Decrease) from Shares
      Issued and Redeemed...........................     8,415        6,352        13,504       12,333
                                                      =========    =========    ==========     ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $     461    $     797    $      685     $  1,349

                                                     INTERNATIONAL SUSTAINABILITY
                                                       CORE 1 PORTFOLIO
                                                     ---------------------------
                                                        YEAR           YEAR
                                                       ENDED          ENDED
                                                      OCT. 31,       OCT. 31,
                                                        2017           2016
                                                       ---------     ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  15,917      $  11,415
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.....................       110        (14,614)
    Affiliated Investment Companies Shares
     Sold...........................................        (1)            --
    Futures.........................................         1             --
    Foreign Currency Transactions...................       (86)           (51)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.......................................   129,515          2,505
    Affiliated Investment Companies Shares..........        (4)            --
    Translation of Foreign Currency Denominated
     Amounts........................................        40            (30)
                                                       ---------     ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................   145,492           (775)
                                                       ---------     ---------
Distributions From:
  Net Investment Income.............................   (15,275)       (10,814)
  Net Long-Term Gains...............................        --             --
                                                       ---------     ---------
     Total Distributions............................   (15,275)       (10,814)
                                                       ---------     ---------
Capital Share Transactions (1):
  Shares Issued.....................................   214,498        248,715
  Shares Issued in Lieu of Cash Distributions.......    13,007          9,447
  Shares Redeemed...................................  (103,863)      (127,481)
                                                       ---------     ---------
     Net Increase (Decrease) from Capital Share
      Transactions..................................   123,642        130,681
                                                       ---------     ---------
     Total Increase (Decrease) in Net Assets........   253,859        119,092
NET ASSETS
  Beginning of Year.................................   520,141        401,049
                                                       ---------     ---------
  End of Year....................................... $ 774,000      $ 520,141
                                                       =========     =========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................    22,006         28,541
  Shares Issued in Lieu of Cash Distributions.......     1,312          1,098
  Shares Redeemed...................................   (10,816)       (14,745)
                                                       ---------     ---------
     Net Increase (Decrease) from Shares
      Issued and Redeemed...........................    12,502         14,894
                                                       =========     =========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $   1,446      $   1,213

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     INTERNATIONAL SOCIAL CORE EMERGING MARKETS SOCIAL DFA SOCIAL FIXED INCOME
                                                       EQUITY PORTFOLIO         CORE EQUITY PORTFOLIO        PORTFOLIO
                                                     ------------------------  ----------------------  ----------------------
                                                                                                                    PERIOD
                                                        YEAR         YEAR         YEAR        YEAR       YEAR      APRIL 5,
                                                       ENDED        ENDED        ENDED       ENDED      ENDED       2016(A)
                                                      OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,   OCT. 31,   TO OCT. 31,
                                                        2017         2016         2017        2016       2017        2016
                                                      ---------    --------    ----------  ----------  --------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  17,451     $ 13,307    $   25,539  $   21,089  $  1,915     $   374
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.....................    (2,552)      (1,541)        6,746     (47,636)     (442)         19
    Affiliated Investment Companies Shares Sold.....        (2)          --            (1)         --        --          --
    Futures.........................................       157           (9)            3         166        --          --
    Foreign Currency Transactions...................       (42)          41            50          28       (58)         --
    Forward Currency Contracts......................        --           (5)           --          (3)       --          --
  Change in Unrealized Appreciation (Depreciation)
   of:
    Investment Securities and Foreign Currency......   142,427        1,388       254,476     151,807      (428)       (650)
    Affiliated Investment Companies Shares..........        (4)          --            (5)         --        --          --
    Translation of Foreign Currency Denominated
     Amounts........................................        41          (40)          (24)         70        (1)         --
    Forward Currency Contracts......................        --           --            --          --        27          --
                                                      ---------     --------   ----------  ----------  --------     -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................   157,476       13,141       286,784     125,521     1,013        (257)
                                                      ---------     --------   ----------  ----------  --------     -------
Distributions From:
  Net Investment Income.............................   (17,057)     (12,707)      (25,771)    (20,974)   (1,771)       (323)
  Net Short-Term Gains..............................        --           --            --          --       (33)         --
                                                      ---------     --------   ----------  ----------  --------     -------
     Total Distributions............................   (17,057)     (12,707)      (25,771)    (20,974)   (1,804)       (323)
                                                      ---------     --------   ----------  ----------  --------     -------
Capital Share Transactions (1):
  Shares Issued.....................................   243,671      175,506       238,716     258,920    47,232      85,728
  Shares Issued in Lieu of Cash Distributions.......    16,073       11,685        22,914      18,534     1,800         323
  Shares Redeemed...................................  (117,960)     (65,310)     (237,648)   (265,020)   (5,906)     (1,772)
                                                      ---------     --------   ----------  ----------  --------     -------
     Net Increase (Decrease) from Capital Share
      Transactions..................................   141,784      121,881        23,982      12,434    43,126      84,279
                                                      ---------     --------   ----------  ----------  --------     -------
     Total Increase (Decrease) in Net Assets........   282,203      122,315       284,995     116,981    42,335      83,699
NET ASSETS
  Beginning of Period...............................   546,713      424,398     1,076,927     959,946    83,699          --
                                                      ---------     --------   ----------  ----------  --------     -------
  End of Period..................................... $ 828,916     $546,713    $1,361,922  $1,076,927  $126,034     $83,699
                                                      =========     ========   ==========  ==========  ========     =======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................    19,691       16,236        19,064      25,535     4,784       8,501
  Shares Issued in Lieu of Cash Distributions.......     1,296        1,094         1,762       1,714       183          32
  Shares Redeemed...................................    (9,544)      (6,030)      (17,864)    (25,868)     (600)       (175)
                                                      ---------     --------   ----------  ----------  --------     -------
     Net Increase (Decrease) from Shares Issued
      and Redeemed..................................    11,443       11,300         2,962       1,381     4,367       8,358
                                                      =========     ========   ==========  ==========  ========     =======
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $   1,790     $  1,642    $      259  $    1,250  $    137     $    51

----------
See page 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $2, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           U.S. SOCIAL CORE EQUITY 2 PORTFOLIO               U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                    ------------------------------------------------  --------------------------------------------------
                      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                    OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                      2017      2016      2015      2014      2013       2017       2016      2015      2014      2013
-------------------------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 Beginning
 of Year........... $  12.77  $  12.79  $  13.18  $  12.10  $   9.31  $    16.74  $  16.65  $  16.63  $  14.81  $  11.43
                    --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
Income
 from
 Investment
 Operations
----------
 Net
   Investment
   Income
   (Loss)
   (A).............     0.22      0.22      0.21      0.19      0.18        0.28      0.28      0.26      0.23      0.21
 Net
   Gains
   (Losses)
   on
   Securities
   (Realized
   and
   Unrealized).....     2.93      0.19     (0.15)     1.29      2.87        3.89      0.24      0.23      1.91      3.44
                    --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
   Total
    from
    Investment
    Operations.....     3.15      0.41      0.06      1.48      3.05        4.17      0.52      0.49      2.14      3.65
-------------------------------------------------------------------------------------------------------------------------
Less
 Distributions
-------------
 Net
   Investment
   Income..........    (0.21)    (0.21)    (0.20)    (0.17)    (0.17)      (0.29)    (0.26)    (0.25)    (0.21)    (0.22)
 Net
   Realized
   Gains...........    (0.13)    (0.22)    (0.25)    (0.23)    (0.09)      (0.15)    (0.17)    (0.22)    (0.11)    (0.05)
                    --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
   Total
    Distributions..    (0.34)    (0.43)    (0.45)    (0.40)    (0.26)      (0.44)    (0.43)    (0.47)    (0.32)    (0.27)
-------------------------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of
 Year
 $15.58............ $  15.58  $  12.77  $  12.79  $  13.18  $  12.10  $    20.47  $  16.74  $  16.65  $  16.63  $  14.81
=================   ========  ========  ========  ========  ========  ==========  ========  ========  ========  ========
Total
 Return............    24.99%     3.40%     0.52%    12.50%    33.47%      25.18%     3.21%     3.08%    14.66%    32.40%
-------------------------------------------------------------------------------------------------------------------------
Net
 Assets,
 End of
 Year
 (thousands)....... $968,618  $686,702  $606,523  $510,366  $411,025  $1,193,184  $749,854  $540,607  $426,547  $297,661
Ratio of
 Expenses
 to
 Average
 Net
 Assets............     0.28%     0.28%     0.29%     0.28%     0.30%       0.25%     0.27%     0.32%     0.32%     0.33%
Ratio of
 Expenses
 to
 Average
 Net
 Assets
 (Excluding
 Fees
 (Waived),
 (Expenses
 Reimbursed),
 and/or
 Previously
 Waived
 Fees
 Recovered
 by
 Advisor
 and Fees
 Paid
 Indirectly).......     0.28%     0.28%     0.29%     0.28%     0.30%       0.27%     0.32%     0.32%     0.32%     0.33%
Ratio of
 Net
 Investment
 Income
 to
 Average
 Net
 Assets............     1.49%     1.80%     1.60%     1.47%     1.64%       1.50%     1.69%     1.56%     1.44%     1.61%
Portfolio
 Turnover
 Rate..............       10%       17%       16%       11%       12%          5%       26%       11%        7%        2%
-------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                    ---------------------------------------------------

                      YEAR       YEAR       YEAR       YEAR      YEAR
                     ENDED      ENDED      ENDED      ENDED     ENDED
                    OCT. 31,   OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,
                      2017       2016       2015       2014      2013
-------------------------------------------------------------------------
Net Asset
 Value,
 Beginning
 of Period......... $   8.85  $   9.14   $   9.46   $   9.79   $   7.89
                    --------  --------   --------   --------   --------
Income
 from
 Investment
 Operations
----------
 Net
   Investment
   Income
   (Loss)
   (A).............     0.25      0.23       0.23       0.30       0.23
 Net
   Gains
   (Losses)
   on
   Securities
   (Realized
   and
   Unrealized).....     2.00     (0.30)     (0.33)     (0.33)      1.90
                    --------  --------   --------   --------   --------
   Total
    from
    Investment
    Operations.....     2.25     (0.07)     (0.10)     (0.03)      2.13
-------------------------------------------------------------------------
Less
 Distributions
-------------
 Net
   Investment
   Income..........    (0.24)    (0.22)     (0.22)     (0.28)     (0.23)
 Net
   Realized
   Gains...........       --        --         --      (0.02)        --
                    --------  --------   --------   --------   --------
   Total
    Distributions..    (0.24)    (0.22)     (0.22)     (0.30)     (0.23)
-------------------------------------------------------------------------
Net Asset
 Value,
 End of
 Period............ $  10.86  $   8.85   $   9.14   $   9.46   $   9.79
=================   ========  ========   ========   ========   ========
Total
 Return............    25.66%    (0.74)%    (1.09)%    (0.43)%    27.38%
-------------------------------------------------------------------------
Net
 Assets,
 End of
 Period
 (thousands)....... $774,000  $520,141   $401,049   $327,847   $206,602
Ratio of
 Expenses
 to
 Average
 Net
 Assets............     0.39%     0.44%      0.48%      0.49%      0.52%
Ratio of
 Expenses
 to
 Average
 Net
 Assets
 (Excluding
 Fees
 (Waived),
 (Expenses
 Reimbursed),
 and/or
 Previously
 Waived
 Fees
 Recovered
 by
 Advisor
 and Fees
 Paid
 Indirectly).......     0.39%     0.50%      0.48%      0.49%      0.50%
Ratio of
 Net
 Investment
 Income
 to
 Average
 Net
 Assets............     2.51%     2.64%      2.46%      2.98%      2.57%
Portfolio
 Turnover
 Rate..............       10%       24%         8%         3%         2%
-------------------------------------------------------------------------

                            INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                    ---------------------------------------------------
                                                                  PERIOD
                      YEAR      YEAR       YEAR       YEAR       NOV. 1,
                     ENDED     ENDED      ENDED      ENDED      2012(A) TO
                    OCT. 31,  OCT. 31,   OCT. 31,   OCT. 31,     OCT. 31,
                      2017      2016       2015       2014         2013
------------------------------------------------------------------------------
Net Asset
 Value,
 Beginning
 of Period......... $  11.14  $  11.23  $  11.76   $  12.30    $  10.00
                    --------  --------  --------   --------    --------
Income
 from
 Investment
 Operations
----------
 Net
   Investment
   Income
   (Loss)
   (A).............     0.32      0.31      0.30       0.35        0.27
 Net
   Gains
   (Losses)
   on
   Securities
   (Realized
   and
   Unrealized).....     2.54     (0.11)    (0.50)     (0.50)       2.27
                    --------  --------  --------   --------    --------
   Total
    from
    Investment
    Operations.....     2.86      0.20     (0.20)     (0.15)       2.54
------------------------------------------------------------------------------
Less
 Distributions
-------------
 Net
   Investment
   Income..........    (0.31)    (0.29)    (0.28)     (0.35)      (0.24)
 Net
   Realized
   Gains...........       --        --     (0.05)     (0.04)         --
                    --------  --------  --------   --------    --------
   Total
    Distributions..    (0.31)    (0.29)    (0.33)     (0.39)      (0.24)
------------------------------------------------------------------------------
Net Asset
 Value,
 End of
 Period............ $  13.69  $  11.14  $  11.23   $  11.76    $  12.30
=================   ========  ========  ========   ========   ==========
Total
 Return............    25.98%     1.94%    (1.67)%    (1.40)%     25.81%(C)
------------------------------------------------------------------------------
Net
 Assets,
 End of
 Period
 (thousands)....... $828,916  $546,713  $424,398   $306,772    $148,856
Ratio of
 Expenses
 to
 Average
 Net
 Assets............     0.38%     0.45%     0.46%      0.53%       0.60%(B)(D)
Ratio of
 Expenses
 to
 Average
 Net
 Assets
 (Excluding
 Fees
 (Waived),
 (Expenses
 Reimbursed),
 and/or
 Previously
 Waived
 Fees
 Recovered
 by
 Advisor
 and Fees
 Paid
 Indirectly).......     0.38%     0.45%     0.46%      0.50%       0.68%(B)(D)
Ratio of
 Net
 Investment
 Income
 to
 Average
 Net
 Assets............     2.58%     2.84%     2.58%      2.78%       2.44%(B)(D)
Portfolio
 Turnover
 Rate..............       11%        8%        7%         5%         14%(C)
------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO      DFA SOCIAL FIXED INCOME PORTFOLIO
                    -----------------------------------------------------  ---------------------------------
                                                                                              PERIOD
                                                                                             APRIL 5,
                       YEAR        YEAR        YEAR      YEAR      YEAR      YEAR            2016(A)
                      ENDED       ENDED       ENDED     ENDED     ENDED     ENDED               TO
                     OCT. 31,    OCT. 31,    OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,          OCT. 31,
                       2017        2016        2015      2014      2013      2017              2016
------------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 Beginning
 of Period......... $    11.76  $    10.64  $  12.80   $  12.92  $  12.55  $  10.01       $ 10.00
                    ----------  ----------  --------   --------  --------    --------     -------
Income
 from
 Investment
 Operations
----------
 Net
   Investment
   Income
   (Loss)
   (A).............       0.26        0.23      0.24       0.26      0.24      0.19          0.09
 Net
   Gains
   (Losses)
   on
   Securities
   (Realized
   and
   Unrealized).....       2.65        1.12     (2.16)     (0.13)     0.72     (0.12)        (0.02)
                    ----------  ----------  --------   --------  --------    --------     -------
   Total
    from
    Investment
    Operations.....       2.91        1.35     (1.92)      0.13      0.96      0.07          0.07
------------------------------------------------------------------------------------------------------------
Less
 Distributions
-------------
 Net
   Investment
   Income..........      (0.26)      (0.23)    (0.24)     (0.25)    (0.23)    (0.18)        (0.06)
 Net
   Realized
   Gains...........         --          --        --         --     (0.36)       --            --
                    ----------  ----------  --------   --------  --------    --------     -------
   Total
    Distributions..      (0.26)      (0.23)    (0.24)     (0.25)    (0.59)    (0.18)        (0.06)
------------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of
 Period............ $    14.41  $    11.76  $  10.64   $  12.80  $  12.92  $   9.90       $ 10.01
=================   ==========  ==========  ========   ========  ========  =============  ============
Total
 Return............      25.04%      12.87%   (15.07)%     0.98%     7.74%     0.73%         0.75%(C)
------------------------------------------------------------------------------------------------------------
Net
 Assets,
 End of
 Period
 (thousands)....... $1,361,922  $1,076,927  $959,946   $903,396  $764,187  $126,034       $83,699
Ratio of
 Expenses
 to
 Average
 Net
 Assets............       0.57%       0.63%     0.65%      0.63%     0.66%     0.27%         0.26%(B)(D)
Ratio of
 Expenses
 to
 Average
 Net
 Assets
 (Excluding
 Fees
 (Waived),
 (Expenses
 Reimbursed),
 and/or
 Previously
 Waived
 Fees
 Recovered
 by
 Advisor
 and Fees
 Paid
 Indirectly).......       0.57%       0.64%     0.65%      0.63%     0.66%     0.29%         0.56%(B)(D)
Ratio of
 Net
 Investment
 Income
 to
 Average
 Net
 Assets............       2.06%       2.13%     2.02%      2.04%     1.94%     1.95%         1.58%(B)(D)
Portfolio
 Turnover
 Rate..............         14%         12%       11%        10%        2%       24%           47%(C)
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers one hundred operational portfolios, six of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, and DFA Social Fixed Income Portfolio (the "Portfolios"), are included in this report. The remaining ninety-four portfolios are presented in separate reports. The Portfolios are investment companies and, accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the DFA Social Fixed Income Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the "Domestic Equity Portfolios") and International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios and DFA Social Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios and DFA Social Fixed Income Portfolio do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Social Core Equity Portfolio is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

            U.S. Social Core Equity 2 Portfolio............... 0.25%
            U.S. Sustainability Core 1 Portfolio (1).......... 0.25%
            International Sustainability Core 1 Portfolio (2). 0.33%
            International Social Core Equity Portfolio (3).... 0.31%
            Emerging Markets Social Core Equity Portfolio (4). 0.49%
            DFA Social Fixed Income Portfolio................. 0.20%

   (1) Effective February 28, 2017, the U.S. Sustainability Core 1 Portfolio's investment management fee was reduced from 0.29% to 0.23%.

   (2) Effective February 28, 2017, the International Sustainability Core 1 Portfolio's investment management fee was reduced from 0.42% to 0.30%.

   (3) Effective February 28, 2017, the International Social Core Equity Portfolio's investment management fee was reduced from 0.37% to 0.29%.

   (4) Effective February 28, 2017, the Emerging Markets Social Core Equity Portfolio's investment management fee was reduced from 0.55% to 0.47%.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including management fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios described below will remain in effect through February 28, 2018 and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2017, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed ( recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                            NET
                                                                                        WAIVED FEES/
                                                                                          EXPENSES
                                                                                          ASSUMED
                                                                         PREVIOUSLY      (RECOVERED
                                                         RECOVERY       WAIVED FEES/     PREVIOUSLY
                                           EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  WAIVED FEES/
                                          LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE   EXPENSES
INSTITUTIONAL CLASS SHARES                  AMOUNT   EXPENSES ASSUMED     RECOVERY        ASSUMED)
--------------------------                ---------- ---------------- ----------------- ------------
U.S. Social Core Equity 2 Portfolio (1)..    0.60%           --               --              --
U.S. Sustainability Core 1 Portfolio (2).    0.25%           --             $528            $216
International Sustainability Core 1
  Portfolio (2)..........................    0.38%         $152              248              (8)
International Social Core Equity
  Portfolio (2)..........................    0.38%           40               --              --
Emerging Markets Social Core Equity
  Portfolio (2)..........................    0.57%           90               --              --
DFA Social Fixed Income Portfolio (2)....    0.27%           14               86              17

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of a class of the Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the

U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed above, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified above. Prior to January 1, 2017, the Expense Limitation Amounts for the International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio were 0.42%, 0.60% and 0.85%, respectively, of the average net assets of each such Portfolio on an annualized basis.

EARNED INCOME CREDIT:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                          FEES PAID
                                                          INDIRECTLY
                                                          ----------
           International Sustainability Core 1 Portfolio.    $38
           International Social Core Equity Portfolio....     37
           Emerging Markets Social Core Equity Portfolio.     27
           DFA Social Fixed Income Portfolio.............      2

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               U.S. Social Core Equity 2 Portfolio........... $14
               U.S. Sustainability Core 1 Portfolio..........  14
               International Sustainability Core 1 Portfolio.  10
               International Social Core Equity Portfolio....   7
               Emerging Markets Social Core Equity Portfolio.  32
               DFA Social Fixed Income Portfolio.............   1

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                U.S. GOVERNMENT   OTHER INVESTMENT
                                                  SECURITIES         SECURITIES
                                               ----------------- ------------------
                                               PURCHASES  SALES  PURCHASES  SALES
                                               --------- ------- --------- --------
U.S. Social Core Equity 2 Portfolio...........       --       -- $216,960  $ 86,889
U.S. Sustainability Core 1 Portfolio..........       --       --  312,891    54,121
International Sustainability Core 1 Portfolio.       --       --  187,891    65,207
International Social Core Equity Portfolio....       --       --  208,804    72,305
Emerging Markets Social Core Equity Portfolio.       --       --  201,061   171,416
DFA Social Fixed Income Portfolio.............  $37,093  $10,783   30,155    12,630

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                  NET REALIZED                                    DIVIDEND
                                                     GAIN/                                         INCOME   CAPITAL GAIN
                                                   (LOSS) ON     CHANGE IN                          FROM    DISTRIBUTIONS
                                                    SALES OF    UNREALIZED               SHARES  AFFILIATED     FROM
                  BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT  AS OF   INVESTMENT  AFFILIATED
                   10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17  10/31/17 COMPANIES   INVESTMENT
                  ---------- --------- ---------- ------------ ------------- ---------- -------- ---------- -------------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
DFA Short Term
 Investment Fund.  $100,916  $181,548   $205,385      $ 1          $(11)      $77,069    6,660      $746         --
                   --------  --------   --------      ---          ----       -------    -----      ----         --
TOTAL............  $100,916  $181,548   $205,385      $ 1          $(11)      $77,069    6,660      $746         --
                   ========  ========   ========      ===          ====       =======    =====      ====         ==

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
DFA Short Term
 Investment Fund.  $ 94,098  $214,102   $234,110      $ 2          $(10)      $74,082    6,402      $747         --
                   --------  --------   --------      ---          ----       -------    -----      ----         --
TOTAL............  $ 94,098  $214,102   $234,110      $ 2          $(10)      $74,082    6,402      $747         --
                   ========  ========   ========      ===          ====       =======    =====      ====         ==

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
DFA Short Term
 Investment Fund.  $ 28,200  $193,779   $177,469      $(1)         $ (4)      $44,505    3,846      $401         --
                   --------  --------   --------      ---          ----       -------    -----      ----         --
TOTAL............  $ 28,200  $193,779   $177,469      $(1)         $ (4)      $44,505    3,846      $401         --
                   ========  ========   ========      ===          ====       =======    =====      ====         ==

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
DFA Short Term
 Investment Fund.  $ 33,147  $210,287   $189,517      $(2)         $ (4)      $53,911    4,659      $458         --
                   --------  --------   --------      ---          ----       -------    -----      ----         --
TOTAL............  $ 33,147  $210,287   $189,517      $(2)         $ (4)      $53,911    4,659      $458         --
                   ========  ========   ========      ===          ====       =======    =====      ====         ==

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
DFA Short Term
 Investment Fund.  $ 44,752  $163,683   $165,834      $(1)         $ (5)      $42,595    3,681      $423         --
                   --------  --------   --------      ---          ----       -------    -----      ----         --
TOTAL............  $ 44,752  $163,683   $165,834      $(1)         $ (5)      $42,595    3,681      $423         --
                   ========  ========   ========      ===          ====       =======    =====      ====         ==

DFA SOCIAL FIXED INCOME PORTFOLIO
DFA Short Term
 Investment Fund.  $    108  $ 16,477   $ 16,229       --            --       $   356       31      $ 10         --
                   --------  --------   --------      ---          ----       -------    -----      ----         --
TOTAL............  $    108  $ 16,477   $ 16,229       --            --       $   356       31      $ 10         --
                   ========  ========   ========      ===          ====       =======    =====      ====         ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains/losses, foreign capital gains tax, tax equalization, non-deductible expenses, and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                  INCREASE       INCREASE
                                                                 (DECREASE)     (DECREASE)
                                                  INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                 (DECREASE)    NET INVESTMENT  NET REALIZED
                                               PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                               --------------- -------------- --------------
U.S. Social Core Equity 2 Portfolio...........     $  824          $(456)         $(368)
U.S. Sustainability Core 1 Portfolio..........        778           (493)          (285)
International Sustainability Core 1 Portfolio.        481           (409)           (72)
International Social Core Equity Portfolio....        573           (246)          (327)
Emerging Markets Social Core Equity Portfolio.      1,244           (759)          (485)
DFA Social Fixed Income Portfolio.............         --*           (58)            58

* Amounts are less than $500.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM
                                               CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                               -------------- ------------- -------
U.S. Social Core Equity 2 Portfolio
2016..........................................    $10,502        $10,434    $20,936
2017..........................................     12,378          7,378     19,756
U.S. Sustainability Core 1 Portfolio
2016..........................................     10,043          5,718     15,761
2017..........................................     15,082          7,062     22,144
International Sustainability Core 1 Portfolio
2016..........................................     10,814             --     10,814
2017..........................................     15,275             --     15,275
International Social Core Equity Portfolio
2016..........................................     12,707             --     12,707
2017..........................................     17,057             --     17,057
Emerging Markets Social Core Equity Portfolio
2016..........................................     20,974             --     20,974
2017..........................................     25,771             --     25,771
DFA Social Fixed Income Portfolio
2016..........................................        323             --        323
2017..........................................      1,803             --      1,803

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM
                                               CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                               -------------- ------------- -------
U.S. Social Core Equity 2 Portfolio...........    $  (419)        $(405)    $  (824)
U.S. Sustainability Core 1 Portfolio..........       (425)         (353)       (778)
International Sustainability Core 1 Portfolio.       (481)           --        (481)
International Social Core Equity Portfolio....       (573)           --        (573)
Emerging Markets Social Core Equity Portfolio.     (1,244)           --      (1,244)
DFA Social Fixed Income Portfolio.............         --            --          --

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                               UNDISTRIBUTED
                                               NET INVESTMENT
                                                 INCOME AND   UNDISTRIBUTED                 UNREALIZED
                                                 SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION    TOTAL NET
                                               CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION) DISTRIBUTABLE
                                               -------------- ------------- ------------- -------------- -------------
U.S. Social Core Equity 2 Portfolio...........     $  506        $11,680            --       $288,141      $300,327
U.S. Sustainability Core 1 Portfolio..........        746         12,017            --        330,372       343,135
International Sustainability Core 1 Portfolio.      3,857             --      $(17,635)       144,872       131,094
International Social Core Equity Portfolio....      5,182             --        (6,359)       124,985       123,808
Emerging Markets Social Core Equity Portfolio.      6,519             --       (73,231)       329,397       262,685
DFA Social Fixed Income Portfolio.............        164             --          (444)        (1,090)       (1,370)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                       UNLIMITED  TOTAL
                                                       --------- -------
        U.S. Social Core Equity 2 Portfolio...........       --       --
        U.S. Sustainability Core 1 Portfolio..........       --       --
        International Sustainability Core 1 Portfolio.  $17,635  $17,635
        International Social Core Equity Portfolio....    6,359    6,359
        Emerging Markets Social Core Equity Portfolio.   73,231   73,231
        DFA Social Fixed Income Portfolio.............      444      444

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                          NET
                                                                                       UNREALIZED
                                               FEDERAL TAX  UNREALIZED   UNREALIZED   APPRECIATION
                                                  COST     APPRECIATION DEPRECIATION (DEPRECIATION)
                                               ----------- ------------ ------------ --------------
U.S. Social Core Equity 2 Portfolio........... $  761,847    $315,762     $(27,621)     $288,141
U.S. Sustainability Core 1 Portfolio..........    937,036     351,700      (21,328)      330,372
International Sustainability Core 1 Portfolio.    667,514     170,837      (25,965)      144,872
International Social Core Equity Portfolio....    749,619     162,169      (37,184)      124,985
Emerging Markets Social Core Equity Portfolio.  1,071,959     421,809      (92,412)      329,397
DFA Social Fixed Income Portfolio.............    126,030         472       (1,562)       (1,090)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. FUTURES CONTRACTS: The Domestic Equity Portfolios and the International Equity Portfolios may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Domestic Equity Portfolios and the International Equity Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Domestic Equity Portfolios and the International Equity Portfolios deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Domestic Equity Portfolios and the International Equity Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Domestic Equity Portfolios and the International Equity Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Domestic Equity Portfolios and the International Equity Portfolios could lose more than the initial margin requirements.

   The Domestic Equity Portfolios and the International Equity Portfolios entering into stock index futures are subject to equity price risk from those futures contracts.

   3. FORWARD CURRENCY CONTRACTS: The DFA Social Fixed Income Portfolio hedges its foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency exchange rates. The DFA Social Fixed Income Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA Social Fixed Income Portfolio also may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates. Such Portfolios may into a forward contract in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. In addition, such portfolios may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                        FORWARD
                                                       CURRENCY
                                                       CONTRACTS FUTURES
                                                       --------- -------
        U.S. Sustainability Core 1 Portfolio..........     --    $1,436
        Emerging Markets Social Core Equity Portfolio.     --       545
        DFA Social Fixed Income Portfolio.............   $761        --

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of October 31, 2017:

                                     LOCATION ON THE STATEMENTS OF
                                         ASSETS AND LIABILITIES
                                    ---------------------------------
          DERIVATIVE TYPE                  ASSET DERIVATIVES
          ---------------           ---------------------------------
          Forward currency          Changes in unrealized
            contracts                 appreciation (depreciation) of
                                      forward currency contracts

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                             ASSET DERIVATIVES VALUE
                                            --------------------------
                                              TOTAL VALUE     FORWARD
                                                   AT        CURRENCY
                                            OCTOBER 31, 2017 CONTRACTS
                                            ---------------- ---------
         DFA Social Fixed Income Portfolio.       $27           $27

   The following is a summary of the location on the Portfolios' Statement of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the year ended October 31, 2017:

DERIVATIVE TYPE             LOCATION OF GAIN (LOSS) ON DERIVATIVES
---------------             --------------------------------------
Forward currency contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of: Translation of
                            Foreign Currency Denominated Amounts

Equity contracts            Net Realized Gain (Loss) on: Futures

   The following is a summary of the location of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                         DERIVATIVES
                                                  ------------------------------
                                                           FORWARD
                                                          CURRENCY     EQUITY
                                                  TOTAL   CONTRACTS  CONTRACTS*
                                                  -----   ---------  ----------
   U.S. Sustainability Core 1 Portfolio.......... $192        --        $192
   International Sustainability Core 1 Portfolio.    1        --           1
   International Social Core Equity Portfolio....  157        --         157
   Emerging Markets Social Core Equity Portfolio.    3        --           3
   DFA Social Fixed Income Portfolio.............  (58)     $(58)         --

                                                     CHANGE IN UNREALIZED
                                                  APPRECIATION (DEPRECIATION) ON
                                                         DERIVATIVES
                                                  ------------------------------
                                                           FORWARD
                                                          CURRENCY     EQUITY
                                                  TOTAL   CONTRACTS  CONTRACTS
                                                  -----   ---------  ----------
   DFA Social Fixed Income Portfolio............. $ 27      $ 27          --

* As of October 31, 2017, there were no futures or forward currency contracts outstanding. During the year ended October 31, 2017, the Portfolios had limited activity in futures and forward currency contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the "Statement of assets and liabilities."

   The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2017 (Amounts in thousands):

                                  NET                                                   NET
                                AMOUNTS                                               AMOUNTS
                                  OF        GROSS AMOUNTS NOT                           OF        GROSS AMOUNTS NOT
                                ASSETS        OFFSET IN THE                         LIABILITIES     OFFSET IN THE
                               PRESENTED   STATEMENTS OF ASSETS                      PRESENTED   STATEMENTS OF ASSETS
                     GROSS      IN THE       AND LIABILITIES               GROSS      IN THE       AND LIABILITIES
                   AMOUNTS OF STATEMENTS  ----------------------        AMOUNTS OF  STATEMENTS  ----------------------
                   RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                     ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION           (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------        ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                          ASSETS                                             LIABILITIES
                   ---------------------------------------------------- -----------------------------------------------------
DFA SOCIAL FIXED
 INCOME PORTFOLIO
Forward Currency
 Contracts........    $27         $27         --          --      $27       --          --          --          --       --

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                 WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                  AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                               INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                               ------------- ------------ ------------ -------- ---------------
U.S. Social Core Equity 2 Portfolio...........     1.52%        $3,574         36        $ 6        $10,924
U.S. Sustainability Core 1 Portfolio..........     1.66%           243          2         --            377
International Sustainability Core 1 Portfolio.     1.50%         3,030         15          2          8,794
International Social Core Equity Portfolio....     1.62%         1,974         41          4          7,281
Emerging Markets Social Core Equity
  Portfolio...................................     1.63%         5,935         78         23         54,537

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   At October 31, 2017, Emerging Markets Social Core Equity Portfolio had loans outstanding in the amount of $291 (amount in thousands).

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act. For the year ended October 31, 2017, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                      PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                      --------- ------- --------------------
U.S. Social Core Equity 2 Portfolio...........  $17,567  $11,804       $(1,172)
U.S. Sustainability Core 1 Portfolio..........   21,793   14,563         2,005
International Sustainability Core 1 Portfolio.   14,321    4,771           241
International Social Core Equity Portfolio....   11,285    7,600            93
Emerging Markets Social Core Equity Portfolio.    2,518      916           142

J. SECURITIES LENDING:

   As of October 31, 2017, the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                            MARKET
                                                            VALUE
                                                            -------
             U.S. Social Core Equity 2 Portfolio........... $37,477
             U.S. Sustainability Core 1 Portfolio..........  45,627
             International Sustainability Core 1 Portfolio.   6,029
             International Social Core Equity Portfolio....   2,876
             Emerging Markets Social Core Equity Portfolio.  33,321

   The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                          REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                       AS OF OCTOBER 31, 2017
                                      --------------------------------------------------------
                                      OVERNIGHT AND            BETWEEN
                                       CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
-                                     ------------- -------- ------------ -------- -----------
SECURITIES LENDING TRANSACTIONS
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Common Stocks, Rights/Warrants.......  $77,068,554     --         --         --    $77,068,554

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
Common Stocks, Rights/Warrants.......   74,081,971     --         --         --     74,081,971

                                                   REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                AS OF OCTOBER 31, 2017
                                               --------------------------------------------------------
                                               OVERNIGHT AND            BETWEEN
                                                CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
-                                              ------------- -------- ------------ -------- -----------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
Common Stocks.................................  $44,504,733     --         --         --    $44,504,733

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
Common Stocks.................................   53,910,930     --         --         --     53,910,930

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
Common Stocks.................................   42,595,288     --         --         --     42,595,288

DFA SOCIAL FIXED INCOME PORTFOLIO
Bonds.........................................      355,732     --         --         --        355,732

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                APPROXIMATE
                                                               PERCENTAGE OF
                                                   NUMBER OF    OUTSTANDING
                                                  SHAREHOLDERS    SHARES
                                                  ------------ -------------
   U.S. Social Core Equity 2 Portfolio...........      5            76%
   U.S. Sustainability Core 1 Portfolio..........      4            83%
   International Sustainability Core 1 Portfolio.      4            78%
   International Social Core Equity Portfolio....      3            46%
   Emerging Markets Social Core Equity Portfolio.      2            34%
   DFA Social Fixed Income Portfolio.............      4            96%

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and DFA Social Fixed Income Portfolio (six of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.



                                                                                              PORTFOLIOS WITHIN
                                                                                                THE DFA FUND
 NAME, ADDRESS AND                      TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/
  YEAR OF BIRTH          POSITION       LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN
-----------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED TRUSTEES/DIRECTORS
----------------------------------------------------------------------------------------------------------------
George M.            Director of        DFAIDG- Since          Leo Melamed Professor of       126 portfolios in
Constantinides       DFAIDG and DIG     1983                   Finance, University of         4 investment
University of        Trustee of DFAITC  DIG- Since 1993        Chicago Booth School of        companies
Chicago Booth        and DEM            DFAITC- Since          Business (since 1978).
School of Business                      1992
5807 S. Woodlawn                        DEM- Since 1993
Avenue
Chicago, IL 60637
1947
-----------------------------------------------------------------------------------------------------------------
Douglas W.           Director of        DFAIDG- Since          Merton H. Miller               126 portfolios in
Diamond              DFAIDG and DIG     June 2017              Distinguished Service          4 investment
University of        Trustee of DFAITC  DIG- Since June        Professor of Finance,          companies
Chicago Booth        and DEM            2017                   University of Chicago Booth
School of Business                      DFAITC- Since June     School of Business (since
5807 S. Woodlawn                        2017                   1988). Visiting Scholar,
Avenue                                  DEM- Since June        Federal Reserve Bank of
Chicago, IL 60637                       2017                   Richmond (since
1953                                                           1990). Formerly, Fischer
                                                               Black Visiting Professor of
                                                               Financial Economics, Alfred
                                                               P. Sloan School of
                                                               Management, Massachusetts
                                                               Institute of Technology (2015
                                                               to 2016).
-----------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson    Director of        DFAIDG- Since          Professor in Practice          126 portfolios in
Yale School of       DFAIDG and DIG     1981                   Emeritus of Finance, Yale      4 investment
Management           Trustee of DFAITC  DIG- Since 1993        School of Management (since    companies
P.O. Box 208200      and DEM            DFAITC- Since          1984). Chairman, CIO and
New Haven, CT                           1992                   Partner, Zebra Capital
06520-8200                              DEM- Since 1993        Management, LLC (hedge fund
1943                                                           and asset manager) (since
                                                               2001). Formerly, Consultant
                                                               to Morningstar, Inc.
                                                               (2006--2016).
-----------------------------------------------------------------------------------------------------------------
Edward P. Lazear     Director of        DFAIDG- Since          Distinguished Visiting         126 portfolios in
Stanford University  DFAIDG and DIG     2010                   Fellow, Becker Friedman        4 investment
Graduate School of   Trustee of DFAITC  DIG- Since 2010        Institute for Research in      companies
Business             and DEM            DFAITC- Since          Economics, University of
Knight Management                       2010                   Chicago (since 2015). Morris
Center, E346                            DEM- Since 2010        Arnold Cox Senior Fellow,
Stanford, CA 94305                                             Hoover Institution (since
1948                                                           2002). Jack Steele Parker
                                                               Professor of Human Resources
                                                               Management and Economics,
                                                               Graduate School of Business,
                                                               Stanford University (since
                                                               1995). Cornerstone Research
                                                               (expert testimony and
                                                               economic and financial
                                                               analysis) (since 2009).
-----------------------------------------------------------------------------------------------------------------

                                    OTHER
                               DIRECTORSHIPS OF
                                   PUBLIC
                                  COMPANIES
 PRINCIPAL OCCUPATION DURING     HELD DURING
        PAST 5 YEARS            PAST 5 YEARS
------------------------------------------------

------------------
Leo Melamed Professor of            None
Finance, University of
Chicago Booth School of
Business (since 1978).





------------------------------------------------
Merton H. Miller                    None
Distinguished Service
Professor of Finance,
University of Chicago Booth
School of Business (since
1988). Visiting Scholar,
Federal Reserve Bank of
Richmond (since
1990). Formerly, Fischer
Black Visiting Professor of
Financial Economics, Alfred
P. Sloan School of
Management, Massachusetts
Institute of Technology (2015
to 2016).
------------------------------------------------
Professor in Practice               None
Emeritus of Finance, Yale
School of Management (since
1984). Chairman, CIO and
Partner, Zebra Capital
Management, LLC (hedge fund
and asset manager) (since
2001). Formerly, Consultant
to Morningstar, Inc.
(2006--2016).
------------------------------------------------
Distinguished Visiting              None
Fellow, Becker Friedman
Institute for Research in
Economics, University of
Chicago (since 2015). Morris
Arnold Cox Senior Fellow,
Hoover Institution (since
2002). Jack Steele Parker
Professor of Human Resources
Management and Economics,
Graduate School of Business,
Stanford University (since
1995). Cornerstone Research
(expert testimony and
economic and financial
analysis) (since 2009).
------------------------------------------------



                                                                                               PORTFOLIOS WITHIN
                                                                                                 THE DFA FUND
 NAME, ADDRESS AND                       TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/
   YEAR OF BIRTH          POSITION       LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN
------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES/DIRECTORS
-----------------------------------------------------------------------------------------------------------------
Myron S. Scholes      Director of         DFAIDG- Since         Chief Investment Strategist,   126 portfolios in
c/o Dimensional Fund  DFAIDG and DIG      1981                  Janus Henderson Investors      4 investment
Advisors LP           Trustee of DFAITC   DIG- Since 1993       (since 2014). Frank E. Buck    companies
6300 Bee Cave         and DEM             DFAITC- Since         Professor of Finance,
Road, Building One                        1992                  Emeritus, Graduate School of
Austin, TX 78746                          DEM- Since 1993       Business, Stanford University
1941                                                            (since 1981).






------------------------------------------------------------------------------------------------------------------
Abbie J. Smith        Director of         DFAIDG- Since         Boris and Irene Stern          126 portfolios in
University of         DFAIDG and DIG      2000                  Distinguished Service          4 investment
Chicago Booth         Trustee of DFAITC   DIG- Since 2000       Professor of Accounting,       companies
School of Business    and DEM             DFAITC- Since         University of Chicago Booth
5807 S. Woodlawn                          2000                  School of Business (since
Avenue                                    DEM- Since 2000       1980).
Chicago, IL 60637
1953

















------------------------------------------------------------------------------------------------------------------

                                      OTHER
                                DIRECTORSHIPS OF
                                     PUBLIC
                                    COMPANIES
 PRINCIPAL OCCUPATION DURING       HELD DURING
        PAST 5 YEARS              PAST 5 YEARS
---------------------------------------------------

---------------------
Chief Investment Strategist,   Formerly,
Janus Henderson Investors      Adviser, Kuapay,
(since 2014). Frank E. Buck    Inc. (2013-
Professor of Finance,          2014). Formerly,
Emeritus, Graduate School of   Director,
Business, Stanford University  American
(since 1981).                  Century Fund
                               Complex
                               (registered
                               investment
                               companies) (43
                               Portfolios) (1980-
                               2014).
---------------------------------------------------
Boris and Irene Stern          Lead Director,
Distinguished Service          (beginning May
Professor of Accounting,       2014) and
University of Chicago Booth    Director (since
School of Business (since      2000), HNI
1980).                         Corporation
          (formerly known
          as HON
                               Industries Inc.)
                               (office furniture);
                               Director, Ryder
                               System Inc.
                               (transportation,
                               logistics and
                               supply-chain
                               management)
                               (since 2003);
                               and Trustee,
                               UBS Funds (3
                               investment
                               companies
                               within the fund
                               complex) (24
                               portfolios) (since
                               2009).
---------------------------------------------------

                                                                                                                OTHER
                                                                                               PORTFOLIOS    DIRECTORSHIPS
                                                                                               WITHIN THE     OF PUBLIC
                                                                                               DFA FUND       COMPANIES
NAME, ADDRESS AND                      TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING     COMPLEX/2/    HELD DURING
  YEAR OF BIRTH         POSITION       LENGTH OF SERVICE              PAST 5 YEARS             OVERSEEN      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES/DIRECTORS*
---------------------------------------------------------------------------------------------------------------------------
David G. Booth      Chairman            DFAIDG- Since         Chairman, Director/Trustee,    126 portfolios      None
6300 Bee Cave       Director of         1981                  and formerly, President and    in 4
Road, Building One  DFAIDG and DIG      DIG- Since 1992       Co-Chief Executive Officer     investment
Austin, TX 78746    Trustee of DFAITC   DFAITC- Since         (each until March 2017) of     companies
1946                and DEM             1992                  Dimensional Emerging Markets
                                        DEM- Since 1993       Value Fund ("DEM"), DFAIDG,
                                                              Dimensional Investment Group
                                                              Inc. ("DIG") and The DFA
                                                              Investment Trust Company
                                                              ("DFAITC"). Executive
                                                              Chairman, and formerly,
                                                              President and Co-Chief
                                                              Executive Officer (each until
                                                              February 2017) of Dimensional
                                                              Holdings Inc., Dimensional
                                                              Fund Advisors LP and DFA
                                                              Securities LLC (collectively
                                                              with DEM, DFAIDG, DIG and
                                                              DFAITC, the "DFA Entities").
                                                              Chairman and Director (since
                                                              2009) and formerly Co-Chief
                                                              Executive Officer (2010- June
                                                              2017) of Dimensional Fund
                                                              Advisors Canada ULC. Trustee,
                                                              University of Chicago (since
                                                              2002). Trustee, University of
                                                              Kansas Endowment Association
                                                              (since 2005). Formerly,
                                                              Director of Dimensional Fund
                                                              Advisors Ltd. (2002 - July
                                                              2017), DFA Australia Limited
                                                              (1994 - July 2017),
                                                              Dimensional Advisors Ltd.
                                                              (2012 - July 2017),
                                                              Dimensional Funds plc (2006 -
                                                              July 2017) and Dimensional
                                                              Funds II plc (2006 - July
                                                              2017). Formerly, Director and
                                                              President of Dimensional
                                                              Japan Ltd. (2012 - April
                                                              2017). Formerly, President,
                                                              Dimensional SmartNest (US)
                                                              LLC (2009-2014); and Limited
                                                              Partner, VSC Investors, LLC
                                                              (2007 to 2015). Formerly,
                                                              Chairman, Director, President
                                                              and Co-Chief Executive
                                                              Officer of Dimensional Cayman
                                                              Commodity Fund I Ltd.
                                                              (2010-September 2017).
---------------------------------------------------------------------------------------------------------------------------

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF OFFICE/1/
NAME AND YEAR OF                        AND LENGTH OF
     BIRTH             POSITION            SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
Valerie A. Brown  Vice President and     Since 2001       Vice President and Assistant Secretary of all the
1967              Assistant Secretary                     DFA Entities, DFA Australia Limited, Dimensional
                                                          Fund Advisors Ltd., Dimensional Cayman
                                                          Commodity Fund I Ltd., Dimensional Fund Advisors
                                                          Pte. Ltd. and Dimensional Hong Kong Limited.
                                                          Director, Vice President and Assistant Secretary of
                                                          Dimensional Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------
David P. Butler   Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities
1964              Officer                                 (since 2017); Director of Dimensional Holdings Inc.
                                                          (since February 2017), Dimensional Fund Advisors
                                                          Canada ULC (since March 2017), Dimensional
                                                          Japan Ltd. (since April 2017), Dimensional Advisors
                                                          Ltd. (since July 2017), DFA Australia Limited (since
                                                          July 2017) and Dimensional Fund Advisors Ltd.
                                                          (since August 2017); Director and Co-Chief
                                                          Executive Officer of Dimensional Cayman
                                                          Commodity Fund I Ltd. (since September 13, 2017).
                                                          Formerly, Vice President (October 2007 to February
                                                          2017), of all the DFA Entities. Head of Global
                                                          Financial Advisor Services (since October 2007) for
                                                          Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------
Stephen A. Clark  Executive Vice         Since 2017       Executive Vice President (since March 2017) and
1972              President                               formerly, Vice President (2004 to March 2017), of all
                                                          the DFA Entities. Director and Vice President (since
                                                          February 2016) of Dimensional Japan Ltd. President
                                                          and Director (since February 2016) of Dimensional
                                                          Fund Advisors Canada ULC. Vice President (since
                                                          April 2008) and Director (since October 2016) of
                                                          DFA Australia Limited. Director (since April 2016) of
                                                          Dimensional Advisors Ltd., Dimensional Fund
                                                          Advisors Pte. Ltd., and Dimensional Hong Kong
                                                          Limited. Vice President (since June 2016) of
                                                          Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                          Institutional Services (since January 2014) for
                                                          Dimensional Fund Advisors LP. Formerly, Vice
                                                          President (December 2010 - February 2016) of
                                                          Dimensional Fund Advisors Canada ULC; and Head
                                                          of Institutional, North America (March 2012 to
                                                          December 2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------
Christopher S.    Vice President and     Since 2004       Vice President and Global Chief Compliance Officer
Crossan           Global Chief                            of all the DFA Entities, DFA Australia Limited and
1965              Compliance Officer                      Dimensional Fund Advisors Ltd. Chief Compliance
                                                          Officer and Chief Privacy Officer of Dimensional
                                                          Fund Advisors Canada ULC (since October 2006
                                                          and March 2015, respectively), Chief Compliance
                                                          Officer of Dimensional Fund Advisors Pte. Ltd. (since
                                                          October 2012) and Dimensional Japan Ltd. (since
                                                          February 2017). Formerly, Vice President and Global
                                                          Chief Compliance Officer (October 2010 - 2014) for
                                                          Dimensional SmartNest (US) LLC.
----------------------------------------------------------------------------------------------------------------

                                               TERM OF OFFICE/1/
NAME AND YEAR OF                                 AND LENGTH OF
      BIRTH               POSITION                  SERVICE                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
(Michael) Sam      Executive Vice          Since 2017                 Executive Vice President and Chief Operating Officer
Gilliland          President                                          of the DFA Fund Complex (since March 2017).
1962                                                                  Executive Vice President (since February 2017),
                                                                      Senior Advisor and Chief Operating Officer (since
                                                                      February 2016) of Dimensional Funds Advisors LP,
                                                                      Dimensional Holdings Inc. and Dimensional
                                                                      Investment LLC. Executive Vice President (since
                                                                      February 2017) of DFA Securities LLC. Director of
                                                                      Dimensional Advisors Ltd. (since February 2017),
                                                                      Dimensional Hong Kong Limited (since February
                                                                      2017) and DFA Australia Limited (since October
                                                                      2016). Formerly, Consultant for MSG Consulting
                                                                      (August 2013 - February 2017), and Chairman and
                                                                      Chief Executive Officer of Sabre Holdings
                                                                      (December 2003 - August 2013).
-----------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle  Vice President, Chief   Since 2015                 Vice President, Chief Financial Officer, and
1958               Financial Officer, and                             Treasurer of all the DFA Entities. Chief Financial
                   Treasurer                                          Officer, Treasurer and Vice President of Dimensional
                                                                      Advisors Ltd., Dimensional Fund Advisors Ltd.,
                                                                      Dimensional Hong Kong Limited, Dimensional
                                                                      Cayman Commodity Fund I Ltd., Dimensional Fund
                                                                      Advisors Canada ULC, Dimensional Fund Advisors
                                                                      Pte. Ltd and DFA Australia Limited. Director (since
                                                                      August 2016) for Dimensional Funds plc and
                                                                      Dimensional Funds II plc. Formerly, interim Chief
                                                                      Financial Officer and interim Treasurer of all the DFA
                                                                      Entities (April 2016 - September 2016); interim Chief
                                                                      Financial Officer and interim Treasurer (April 2016 -
                                                                      July 2016) of Dimensional Fund Advisors LP,
                                                                      Dimensional Fund Advisors Ltd., DFA Australia
                                                                      Limited, Dimensional Advisors Ltd., Dimensional
                                                                      Fund Advisors Pte. Ltd, Dimensional Hong Kong
                                                                      Limited, Dimensional Cayman Commodity Fund I
                                                                      Ltd., Dimensional Fund Advisors Canada ULC;
                                                                      Controller (August 2015 - September 2016) of all the
                                                                      DFA Entities; Controller (August 2015 - July 2016)
                                                                      Dimensional Fund Advisors LP; Vice President of T.
                                                                      Rowe Price Group, Inc. and Director of Investment
                                                                      Treasury and Treasurer of the T. Rowe Price Funds
                                                                      (March 2008 - July 2015).
-----------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon       Vice President and      Vice President since 2004  Vice President and Assistant Secretary (since 2004
1973               Assistant Secretary     and Assistant Secretary    and March 2017, respectively) of all the DFA Entities
                                           since 2017                 and Dimensional Cayman Commodity Fund I Ltd.
-----------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell  Vice President          Since 2010                 Vice President of all the DFA Entities and
1972                                                                  Dimensional Cayman Commodity Fund I Ltd.
-----------------------------------------------------------------------------------------------------------------------------
Catherine L.       President and General   Since 2017                 President and General Counsel (since March 2017),
Newell             Counsel                                            and formerly, Vice President and Secretary (1997
1964                                                                  and 2000, respectively, to March 2017), of all the
                                                                      DFA Entities. Director, Vice President and Secretary
                                                                      of DFA Australia Limited and Dimensional Fund
                                                                      Advisors Ltd. (since February 2002, April 1997, and
                                                                      May 2002, respectively). Vice President and
                                                                      Secretary of Dimensional Fund Advisors Canada
                                                                      ULC (since June 2003), Dimensional Cayman
                                                                      Commodity Fund I Ltd., Dimensional Japan Ltd
                                                                      (since February 2012), Dimensional Advisors Ltd.
                                                                      (since March 2012) and Dimensional Fund Advisors
                                                                      Pte. Ltd. (since June 2012). Director of Dimensional
                                                                      Funds plc and Dimensional Funds II plc (since 2002
                                                                      and 2006, respectively). Director of Dimensional
                                                                      Japan Ltd., Dimensional Advisors Ltd., Dimensional
                                                                      Fund Advisors Pte. Ltd. and Dimensional Hong Kong
                                                                      Limited (since August 2012 and July 2012).
                                                                      Formerly, Vice President and Secretary (October
                                                                      2010 - November 2014) of Dimensional SmartNest
                                                                      (US) LLC.
-----------------------------------------------------------------------------------------------------------------------------

                                            TERM OF OFFICE/1/
 NAME AND YEAR OF                             AND LENGTH OF
      BIRTH              POSITION                SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz   Vice President and  Since 2013                 Vice President and Deputy Chief Compliance Officer
1961                Deputy Chief                                   of all the DFA Entities. Deputy Chief Compliance
                    Compliance Officer                             Officer (since December 2012) of Dimensional Fund
                                                                   Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Carolyn L. O        Vice President and  Vice President since 2010  Vice President and Secretary (since 2010 and March
1974                Secretary           and Secretary since 2017   2017, respectively) of all the DFA Entities,
                                                                   Dimensional Cayman Commodity Fund I Ltd., and
                                                                   Dimensional Fund Advisors Canada ULC (since April
                                                                   2016).
------------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive  Since 2017                 Co-Chief Executive Officer and Chief Investment
1976                Officer and Chief                              Officer of DFAIDG, DFAITC, DIG and DEM (since
                    Investment Officer                             September, 2017) and Dimensional Holdings Inc.,
                                                                   Dimensional Fund Advisors LP, DFA Securities LLC
                                                                   and Dimensional Fund Advisors Canada ULC (since
                                                                   September, 2017); Chief Investment Officer and
                                                                   Director of DFA Australia Limited (since September,
                                                                   2017 and October 2017, respectively); Director,
                                                                   Co-Chief Executive Officer and Chief Investment
                                                                   Officer of Dimensional Cayman Commodity Fund I
                                                                   Ltd. (since September, 2017); Director of
                                                                   Dimensional Funds plc and Dimensional Fund II plc
                                                                   (since August 2014) and Dimensional Fund Advisors
                                                                   Pte. Ltd. (since June 2017); Co-Chief Investment
                                                                   Officer and Vice President (since February 2016) of
                                                                   Dimensional Japan Ltd. Formerly, Executive Vice
                                                                   President (March 2017 - September, 2017),
                                                                   Co-Chief Investment Officer (June 2014 -
                                                                   September, 2017) and Vice President (January 2007
                                                                   - March 2017) of DFAIDG, DFAITC, DIG and DEM;
                                                                   Executive Vice President (February 2017 -
                                                                   September, 2017), Co-Chief Investment Officer
                                                                   (June 2014 - September, 2017) and Vice President
                                                                   (January 2007 - February 2017) of Dimensional
                                                                   Holdings Inc., Dimensional Fund Advisors LP and
                                                                   DFA Securities LLC; Vice President and Co-Chief
                                                                   Investment Officer (April 2014 - September, 2017) of
                                                                   Dimensional Fund Advisors Canada ULC; Co-Chief
                                                                   Investment Officer of DFA Australia Limited (April
                                                                   2014 - September, 2017); Co-Chief Investment
                                                                   Officer of DFA Securities LLC, Dimensional Fund
                                                                   Advisors LP, and Dimensional Holdings LLC (April
                                                                   2014 - September, 2017).
------------------------------------------------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

   For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                           QUALIFYING
                                                                                               FOR
                                       NET                                                  CORPORATE
                                   INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING     U.S.
DFA INVESTMENT DIMENSIONS            INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND   GOVERNMENT
GROUP INC.                        DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) INTEREST (3)
-------------------------         ------------- ------------- ------------- ------------- ------------- ---------- ------------
U.S. Social Core Equity 2
 Portfolio.......................       62%          --            38%           100%          100%        100%         --
U.S. Sustainability Core 1
 Portfolio.......................       68%          --            32%           100%          100%        100%         --
International Sustainability
 Core 1 Portfolio................      100%          --            --            100%          100%        100%         --
International Social Core Equity
 Portfolio.......................      100%          --            --            100%          100%        100%         --
Emerging Markets Social Core
 Equity Portfolio................      100%          --            --            100%          100%        100%         --
DFA Social Fixed Income
 Portfolio.......................       98%           2%           --            100%           --          --          36%


                                                                    QUALIFYING
                                               FOREIGN   QUALIFYING SHORT-TERM
DFA INVESTMENT DIMENSIONS         FOREIGN TAX   SOURCE    INTEREST   CAPITAL
GROUP INC.                        CREDIT (4)  INCOME (5) INCOME (6)  GAIN (7)
-------------------------         ----------- ---------- ---------- ----------
U.S. Social Core Equity 2
 Portfolio.......................     --          --        100%       100%
U.S. Sustainability Core 1
 Portfolio.......................     --          --        100%       100%
International Sustainability
 Core 1 Portfolio................      8%        100%       100%       100%
International Social Core Equity
 Portfolio.......................      7%         95%       100%       100%
Emerging Markets Social Core
 Equity Portfolio................      7%        100%       100%       100%
DFA Social Fixed Income
 Portfolio.......................     --          --        100%       100%

----------
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                              DFA 103117-014A
 [LOGO]                                                              00202783

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

TAX-MANAGED U.S. EQUITY PORTFOLIO

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

T.A. U.S. CORE EQUITY 2 PORTFOLIO

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES......................................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Performance Charts...........................................................   2
   Management's Discussion and Analysis.........................................   6
   Disclosure of Fund Expenses..................................................  11
   Disclosure of Portfolio Holdings.............................................  13
   Schedule of Investments/Summary Schedules of Portfolio Holdings
       Tax-Managed U.S. Marketwide Value Portfolio..............................  15
       Tax-Managed U.S. Equity Portfolio........................................  16
       Tax-Managed U.S. Targeted Value Portfolio................................  19
       Tax-Managed U.S. Small Cap Portfolio.....................................  22
       T.A. U.S. Core Equity 2 Portfolio........................................  25
       Tax-Managed DFA International Value Portfolio............................  28
       T.A. World ex U.S. Core Equity Portfolio.................................  32
   Statements of Assets and Liabilities.........................................  38
   Statements of Operations.....................................................  40
   Statements of Changes in Net Assets..........................................  42
   Financial Highlights.........................................................  44
   Notes to Financial Statements................................................  48
   Report of Independent Registered Public Accounting Firm......................  64
THE DFA INVESTMENT TRUST COMPANY - THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
   Performance Chart............................................................  65
   Management's Discussion and Analysis.........................................  66
   Disclosure of Fund Expenses..................................................  67
   Disclosure of Portfolio Holdings.............................................  68
   Summary Schedule of Portfolio Holdings.......................................  69
   Statement of Assets and Liabilities..........................................  72
   Statement of Operations......................................................  73
   Statements of Changes in Net Assets..........................................  74
   Financial Highlights.........................................................  75
   Notes to Financial Statements................................................  76
   Report of Independent Registered Public Accounting Firm......................
FUND MANAGEMENT.................................................................  84
VOTING PROXIES ON FUND PORTFOLIO SECURITIES.....................................  91
NOTICE TO SHAREHOLDERS..........................................................  92

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.
N/A     Does not apply to this Fund.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO VS.
RUSSELL 3000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

             Tax-Managed U.S. Marketwide       Russell 3000/R/
                  Value Portfolio               Value Index
             ---------------------------      ----------------
10/2007             $10,000                      $10,000
11/2007              $9,414                       $9,490
12/2007              $9,372                       $9,399
01/2008              $8,999                       $9,022
02/2008              $8,670                       $8,646
03/2008              $8,516                       $8,596
04/2008              $8,995                       $9,003
05/2008              $9,193                       $9,014
06/2008              $8,178                       $8,151
07/2008              $8,111                       $8,156
08/2008              $8,277                       $8,315
09/2008              $7,574                       $7,723
10/2008              $5,881                       $6,368
11/2008              $5,298                       $5,888
12/2008              $5,475                       $5,992
01/2009              $4,761                       $5,289
02/2009              $4,120                       $4,581
03/2009              $4,553                       $4,973
04/2009              $5,338                       $5,527
05/2009              $5,739                       $5,850
06/2009              $5,664                       $5,809
07/2009              $6,238                       $6,300
08/2009              $6,653                       $6,627
09/2009              $6,954                       $6,889
10/2009              $6,618                       $6,658
11/2009              $6,926                       $7,021
12/2009              $7,176                       $7,176
01/2010              $6,975                       $6,974
02/2010              $7,296                       $7,202
03/2010              $7,871                       $7,682
04/2010              $8,175                       $7,909
05/2010              $7,475                       $7,257
06/2010              $6,903                       $6,830
07/2010              $7,455                       $7,294
08/2010              $6,966                       $6,963
09/2010              $7,658                       $7,520
10/2010              $7,952                       $7,750
11/2010              $7,970                       $7,728
12/2010              $8,724                       $8,341
01/2011              $8,938                       $8,514
02/2011              $9,443                       $8,838
03/2011              $9,502                       $8,880
04/2011              $9,722                       $9,109
05/2011              $9,571                       $9,007
06/2011              $9,403                       $8,819
07/2011              $9,001                       $8,527
08/2011              $8,249                       $7,977
09/2011              $7,411                       $7,352
10/2011              $8,441                       $8,211
11/2011              $8,377                       $8,170
12/2011              $8,456                       $8,332
01/2012              $8,898                       $8,666
02/2012              $9,369                       $8,994
03/2012              $9,566                       $9,262
04/2012              $9,389                       $9,164
05/2012              $8,727                       $8,625
06/2012              $9,185                       $9,052
07/2012              $9,262                       $9,132
08/2012              $9,613                       $9,336
09/2012              $9,959                       $9,635
10/2012              $9,989                       $9,583
11/2012             $10,049                       $9,581
12/2012             $10,336                       $9,794
01/2013             $11,021                      $10,427
02/2013             $11,189                      $10,574
03/2013             $11,744                      $10,995
04/2013             $11,823                      $11,147
05/2013             $12,208                      $11,437
06/2013             $12,133                      $11,340
07/2013             $12,870                      $11,962
08/2013             $12,489                      $11,502
09/2013             $12,944                      $11,820
10/2013             $13,557                      $12,327
11/2013             $14,115                      $12,681
12/2013             $14,502                      $12,996
01/2014             $13,929                      $12,531
02/2014             $14,441                      $13,075
03/2014             $14,648                      $13,376
04/2014             $14,685                      $13,465
05/2014             $15,027                      $13,654
06/2014             $15,415                      $14,029
07/2014             $15,169                      $13,741
08/2014             $15,727                      $14,253
09/2014             $15,323                      $13,907
10/2014             $15,587                      $14,269
11/2014             $15,790                      $14,533
12/2014             $15,941                      $14,646
01/2015             $15,143                      $14,058
02/2015             $16,238                      $14,737
03/2015             $16,079                      $14,571
04/2015             $16,241                      $14,671
05/2015             $16,489                      $14,843
06/2015             $16,317                      $14,571
07/2015             $16,361                      $14,597
08/2015             $15,327                      $13,739
09/2015             $14,844                      $13,320
10/2015             $16,013                      $14,304
11/2015             $16,045                      $14,386
12/2015             $15,504                      $14,041
01/2016             $14,510                      $13,298
02/2016             $14,479                      $13,302
03/2016             $15,493                      $14,272
04/2016             $15,878                      $14,572
05/2016             $16,061                      $14,801
06/2016             $16,046                      $14,923
07/2016             $16,478                      $15,384
08/2016             $16,649                      $15,522
09/2016             $16,719                      $15,501
10/2016             $16,439                      $15,241
11/2016             $17,688                      $16,198
12/2016             $18,166                      $16,624
01/2017             $18,382                      $16,723
02/2017             $18,880                      $17,295
03/2017             $18,721                      $17,122
04/2017             $18,899                      $17,097
05/2017             $18,827                      $17,040
06/2017             $19,147                      $17,342
07/2017             $19,437                      $17,564
08/2017             $19,246                      $17,342
09/2017             $19,950                      $17,908
10/2017             $20,122                      $18,030          Past performance is not predictive of
                                                                  future performance.
                                                                  The returns shown do not reflect the
                                                                  deduction of taxes that a shareholder
                                                                  would pay on fund distributions or the
        AVERAGE ANNUAL       ONE       FIVE        TEN            redemption of fund shares.
        TOTAL RETURN         YEAR      YEARS      YEARS           Russell data copyright (C) Russell
        ----------------------------------------------------      Investment Group 1995-2017, all rights
                            22.41%     15.03%     7.24%           reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX-MANAGED U.S. EQUITY PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                 Tax-Managed U.S. Equity         Russell 3000/R/
                        Portfolio                    Index
              ---------------------------      ----------------
10/2007                   $10,000                      $10,000
11/2007                    $9,558                       $9,550
12/2007                    $9,507                       $9,492
01/2008                    $8,933                       $8,917
02/2008                    $8,674                       $8,640
03/2008                    $8,627                       $8,589
04/2008                    $9,055                       $9,018
05/2008                    $9,240                       $9,203
06/2008                    $8,511                       $8,443
07/2008                    $8,461                       $8,376
08/2008                    $8,592                       $8,506
09/2008                    $7,808                       $7,706
10/2008                    $6,471                       $6,340
11/2008                    $6,021                       $5,839
12/2008                    $6,129                       $5,951
01/2009                    $5,618                       $5,451
02/2009                    $5,050                       $4,880
03/2009                    $5,464                       $5,308
04/2009                    $5,915                       $5,866
05/2009                    $6,200                       $6,179
06/2009                    $6,233                       $6,200
07/2009                    $6,698                       $6,683
08/2009                    $6,896                       $6,922
09/2009                    $7,175                       $7,212
10/2009                    $7,008                       $7,026
11/2009                    $7,399                       $7,426
12/2009                    $7,610                       $7,637
01/2010                    $7,333                       $7,362
02/2010                    $7,577                       $7,612
03/2010                    $8,050                       $8,091
04/2010                    $8,212                       $8,266
05/2010                    $7,566                       $7,613
06/2010                    $7,136                       $7,175
07/2010                    $7,636                       $7,673
08/2010                    $7,266                       $7,312
09/2010                    $7,957                       $8,003
10/2010                    $8,277                       $8,315
11/2010                    $8,329                       $8,363
12/2010                    $8,888                       $8,930
01/2011                    $9,078                       $9,125
02/2011                    $9,406                       $9,458
03/2011                    $9,448                       $9,500
04/2011                    $9,731                       $9,783
05/2011                    $9,613                       $9,671
06/2011                    $9,453                       $9,498
07/2011                    $9,235                       $9,280
08/2011                    $8,681                       $8,723
09/2011                    $8,037                       $8,047
10/2011                    $8,932                       $8,973
11/2011                    $8,925                       $8,948
12/2011                    $8,993                       $9,022
01/2012                    $9,426                       $9,477
02/2012                    $9,840                       $9,878
03/2012                   $10,133                      $10,183
04/2012                   $10,060                      $10,116
05/2012                    $9,431                       $9,491
06/2012                    $9,792                       $9,862
07/2012                    $9,900                       $9,960
08/2012                   $10,148                      $10,209
09/2012                   $10,422                      $10,477
10/2012                   $10,233                      $10,296
11/2012                   $10,314                      $10,376
12/2012                   $10,430                      $10,503
01/2013                   $11,002                      $11,079
02/2013                   $11,145                      $11,226
03/2013                   $11,581                      $11,666
04/2013                   $11,759                      $11,857
05/2013                   $12,073                      $12,137
06/2013                   $11,925                      $11,979
07/2013                   $12,583                      $12,636
08/2013                   $12,226                      $12,283
09/2013                   $12,672                      $12,740
10/2013                   $13,216                      $13,281
11/2013                   $13,636                      $13,666
12/2013                   $13,994                      $14,027
01/2014                   $13,517                      $13,584
02/2014                   $14,146                      $14,228
03/2014                   $14,235                      $14,303
04/2014                   $14,242                      $14,321
05/2014                   $14,555                      $14,633
06/2014                   $14,912                      $15,000
07/2014                   $14,619                      $14,704
08/2014                   $15,226                      $15,321
09/2014                   $14,938                      $15,002
10/2014                   $15,316                      $15,415
11/2014                   $15,687                      $15,788
12/2014                   $15,672                      $15,788
01/2015                   $15,187                      $15,349
02/2015                   $16,115                      $16,237
03/2015                   $15,922                      $16,072
04/2015                   $16,035                      $16,145
05/2015                   $16,261                      $16,368
06/2015                   $15,992                      $16,094
07/2015                   $16,247                      $16,364
08/2015                   $15,269                      $15,376
09/2015                   $14,818                      $14,928
10/2015                   $16,001                      $16,107
11/2015                   $16,086                      $16,196
12/2015                   $15,744                      $15,864
01/2016                   $14,884                      $14,969
02/2016                   $14,876                      $14,964
03/2016                   $15,887                      $16,017
04/2016                   $15,980                      $16,117
05/2016                   $16,261                      $16,405
06/2016                   $16,255                      $16,439
07/2016                   $16,885                      $17,091
08/2016                   $16,950                      $17,135
09/2016                   $16,975                      $17,162
10/2016                   $16,648                      $16,790
11/2016                   $17,418                      $17,542
12/2016                   $17,740                      $17,884
01/2017                   $18,083                      $18,221
02/2017                   $18,747                      $18,898
03/2017                   $18,767                      $18,911
04/2017                   $18,964                      $19,112
05/2017                   $19,184                      $19,307
06/2017                   $19,330                      $19,481
07/2017                   $19,697                      $19,849
08/2017                   $19,719                      $19,887      Past performance is not predictive of
09/2017                   $20,216                      $20,372      future performance.
10/2017                   $20,689                      $20,816      The returns shown do not reflect the
                                                                    deduction of taxes that a shareholder
                                                                    would pay on fund distributions or the
         AVERAGE ANNUAL        ONE       FIVE        TEN            redemption of fund shares.
         TOTAL RETURN          YEAR      YEARS      YEARS           Russell data copyright (C) Russell
         -----------------------------------------------------      Investment Group 1995-2017, all rights
                              24.27%     15.12%     7.54%           reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017


                                    [CHART]

             Tax-Managed U.S. Targeted          Russell 2000/R/
                  Value Portfolio                 Value Index
             ---------------------------        -----------------
10/2007                   $10,000                      $10,000
11/2007                    $9,221                       $9,251
12/2007                    $9,134                       $9,173
01/2008                    $8,698                       $8,796
02/2008                    $8,463                       $8,447
03/2008                    $8,540                       $8,574
04/2008                    $8,797                       $8,845
05/2008                    $9,160                       $9,148
06/2008                    $8,297                       $8,270
07/2008                    $8,353                       $8,694
08/2008                    $8,640                       $9,107
09/2008                    $7,902                       $8,680
10/2008                    $6,192                       $6,946
11/2008                    $5,388                       $6,142
12/2008                    $5,685                       $6,519
01/2009                    $4,913                       $5,588
02/2009                    $4,232                       $4,812
03/2009                    $4,617                       $5,239
04/2009                    $5,482                       $6,071
05/2009                    $5,704                       $6,202
06/2009                    $5,679                       $6,182
07/2009                    $6,345                       $6,897
08/2009                    $6,650                       $7,224
09/2009                    $7,002                       $7,586
10/2009                    $6,527                       $7,082
11/2009                    $6,745                       $7,308
12/2009                    $7,256                       $7,861
01/2010                    $7,077                       $7,631
02/2010                    $7,484                       $7,984
03/2010                    $8,090                       $8,649
04/2010                    $8,690                       $9,254
05/2010                    $7,950                       $8,472
06/2010                    $7,231                       $7,732
07/2010                    $7,796                       $8,284
08/2010                    $7,183                       $7,661
09/2010                    $8,031                       $8,484
10/2010                    $8,382                       $8,812
11/2010                    $8,707                       $9,036
12/2010                    $9,464                       $9,787
01/2011                    $9,504                       $9,793
02/2011                   $10,042                      $10,290
03/2011                   $10,227                      $10,433
04/2011                   $10,408                      $10,602
05/2011                   $10,161                      $10,412
06/2011                    $9,959                      $10,156
07/2011                    $9,646                       $9,821
08/2011                    $8,675                       $8,953
09/2011                    $7,643                       $7,975
10/2011                    $8,850                       $9,125
11/2011                    $8,832                       $9,106
12/2011                    $8,918                       $9,249
01/2012                    $9,491                       $9,864
02/2012                    $9,846                      $10,010
03/2012                   $10,047                      $10,321
04/2012                    $9,883                      $10,172
05/2012                    $9,159                       $9,550
06/2012                    $9,521                      $10,010
07/2012                    $9,486                       $9,908
08/2012                    $9,913                      $10,214
09/2012                   $10,234                      $10,578
10/2012                   $10,212                      $10,445
11/2012                   $10,408                      $10,477
12/2012                   $10,781                      $10,918
01/2013                   $11,514                      $11,569
02/2013                   $11,721                      $11,701
03/2013                   $12,287                      $12,188
04/2013                   $12,191                      $12,177
05/2013                   $12,780                      $12,540
06/2013                   $12,690                      $12,490
07/2013                   $13,590                      $13,292
08/2013                   $13,087                      $12,704
09/2013                   $13,821                      $13,438
10/2013                   $14,358                      $13,874
11/2013                   $15,079                      $14,416
12/2013                   $15,510                      $14,688
01/2014                   $14,753                      $14,119
02/2014                   $15,486                      $14,766
03/2014                   $15,697                      $14,949
04/2014                   $15,416                      $14,564
05/2014                   $15,631                      $14,656
06/2014                   $16,270                      $15,305
07/2014                   $15,472                      $14,379
08/2014                   $16,284                      $15,004
09/2014                   $15,353                      $13,992
10/2014                   $15,951                      $14,969
11/2014                   $15,932                      $14,900
12/2014                   $16,162                      $15,307
01/2015                   $15,469                      $14,670
02/2015                   $16,561                      $15,351
03/2015                   $16,859                      $15,610
04/2015                   $16,619                      $15,277
05/2015                   $16,899                      $15,403
06/2015                   $16,919                      $15,423
07/2015                   $16,689                      $14,998
08/2015                   $15,982                      $14,261
09/2015                   $15,372                      $13,768
10/2015                   $16,252                      $14,539
11/2015                   $16,578                      $14,952
12/2015                   $15,627                      $14,164
01/2016                   $14,558                      $13,212
02/2016                   $14,721                      $13,302
03/2016                   $15,861                      $14,405
04/2016                   $16,024                      $14,710
05/2016                   $16,197                      $14,980
06/2016                   $15,986                      $15,025
07/2016                   $16,718                      $15,836
08/2016                   $16,939                      $16,229
09/2016                   $17,080                      $16,357
10/2016                   $16,610                      $15,820
11/2016                   $18,737                      $17,920
12/2016                   $19,352                      $18,659
01/2017                   $19,346                      $18,526
02/2017                   $19,548                      $18,794
03/2017                   $19,445                      $18,635
04/2017                   $19,467                      $18,709
05/2017                   $18,931                      $18,126
06/2017                   $19,529                      $18,760
07/2017                   $19,721                      $18,879       Past performance is not predictive of
08/2017                   $19,266                      $18,415       future performance.
09/2017                   $20,610                      $19,719       The returns shown do not reflect the
10/2017                   $20,830                      $19,745       deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
         AVERAGE ANNUAL        ONE        FIVE        TEN            redemption of fund shares.
         TOTAL RETURN          YEAR       YEARS      YEARS           Russell data copyright (C) Russell
         ------------------------------------------------------      Investment Group 1995-2017, all rights
                              25.40%      15.32%     7.61%           reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX-MANAGED U.S. SMALL CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                  Tax-Managed U.S. Small         Russell 2000/R/
                     Cap Portfolio                   Index
               ---------------------------      ----------------
10/2007               $10,000                          $10,000
11/2007                $9,223                           $9,282
12/2007                $9,212                           $9,276
01/2008                $8,540                           $8,644
02/2008                $8,318                           $8,323
03/2008                $8,318                           $8,358
04/2008                $8,581                           $8,708
05/2008                $8,976                           $9,108
06/2008                $8,268                           $8,407
07/2008                $8,472                           $8,718
08/2008                $8,679                           $9,033
09/2008                $7,881                           $8,313
10/2008                $6,222                           $6,584
11/2008                $5,436                           $5,805
12/2008                $5,672                           $6,142
01/2009                $5,006                           $5,459
02/2009                $4,392                           $4,796
03/2009                $4,819                           $5,224
04/2009                $5,609                           $6,031
05/2009                $5,779                           $6,213
06/2009                $5,921                           $6,304
07/2009                $6,482                           $6,911
08/2009                $6,601                           $7,109
09/2009                $6,955                           $7,520
10/2009                $6,470                           $7,009
11/2009                $6,621                           $7,229
12/2009                $7,161                           $7,811
01/2010                $6,926                           $7,523
02/2010                $7,233                           $7,862
03/2010                $7,812                           $8,502
04/2010                $8,323                           $8,983
05/2010                $7,676                           $8,302
06/2010                $7,087                           $7,659
07/2010                $7,590                           $8,185
08/2010                $6,991                           $7,579
09/2010                $7,859                           $8,523
10/2010                $8,191                           $8,872
11/2010                $8,544                           $9,180
12/2010                $9,209                           $9,909
01/2011                $9,201                           $9,883
02/2011                $9,727                          $10,425
03/2011               $10,029                          $10,695
04/2011               $10,238                          $10,978
05/2011               $10,025                          $10,772
06/2011                $9,864                          $10,523
07/2011                $9,554                          $10,143
08/2011                $8,682                           $9,261
09/2011                $7,716                           $8,222
10/2011                $8,888                           $9,467
11/2011                $8,856                           $9,432
12/2011                $8,930                           $9,495
01/2012                $9,532                          $10,166
02/2012                $9,767                          $10,409
03/2012               $10,046                          $10,676
04/2012                $9,908                          $10,511
05/2012                $9,269                           $9,815
06/2012                $9,674                          $10,305
07/2012                $9,605                          $10,162
08/2012                $9,934                          $10,501
09/2012               $10,278                          $10,846
10/2012               $10,128                          $10,611
11/2012               $10,237                          $10,667
12/2012               $10,586                          $11,047
01/2013               $11,226                          $11,739
02/2013               $11,362                          $11,868
03/2013               $11,891                          $12,416
04/2013               $11,797                          $12,370
05/2013               $12,392                          $12,865
06/2013               $12,397                          $12,799
07/2013               $13,323                          $13,695
08/2013               $12,899                          $13,260
09/2013               $13,717                          $14,106
10/2013               $14,133                          $14,461
11/2013               $14,866                          $15,040
12/2013               $15,177                          $15,336
01/2014               $14,524                          $14,911
02/2014               $15,165                          $15,614
03/2014               $15,268                          $15,507
04/2014               $14,789                          $14,906
05/2014               $14,863                          $15,026
06/2014               $15,498                          $15,825
07/2014               $14,583                          $14,867
08/2014               $15,287                          $15,604
09/2014               $14,471                          $14,660
10/2014               $15,346                          $15,627
11/2014               $15,363                          $15,641
12/2014               $15,766                          $16,086
01/2015               $15,091                          $15,569
02/2015               $16,063                          $16,493
03/2015               $16,365                          $16,781
04/2015               $16,004                          $16,353
05/2015               $16,271                          $16,726
06/2015               $16,443                          $16,851
07/2015               $16,183                          $16,655
08/2015               $15,395                          $15,609
09/2015               $14,825                          $14,843
10/2015               $15,701                          $15,679
11/2015               $16,110                          $16,189
12/2015               $15,225                          $15,376
01/2016               $14,266                          $14,024
02/2016               $14,392                          $14,024
03/2016               $15,456                          $15,143
04/2016               $15,600                          $15,381
05/2016               $15,793                          $15,727
06/2016               $15,731                          $15,717
07/2016               $16,488                          $16,656
08/2016               $16,731                          $16,950
09/2016               $16,817                          $17,139
10/2016               $16,289                          $16,324
11/2016               $18,293                          $18,144
12/2016               $18,877                          $18,653
01/2017               $18,817                          $18,726
02/2017               $19,043                          $19,088
03/2017               $18,992                          $19,113
04/2017               $19,172                          $19,322
05/2017               $18,705                          $18,929
06/2017               $19,217                          $19,584
07/2017               $19,370                          $19,729
08/2017               $18,962                          $19,478      Past performance is not predictive of
09/2017               $20,321                          $20,694      future performance.
10/2017               $20,599                          $20,870      The returns shown do not reflect the
                                                                    deduction of taxes that a shareholder
                                                                    would pay on fund distributions or the
         AVERAGE ANNUAL        ONE       FIVE        TEN            redemption of fund shares.
         TOTAL RETURN          YEAR      YEARS      YEARS           Russell data copyright (C) Russell
         -----------------------------------------------------      Investment Group 1995-2017, all rights
                              26.46%     15.26%     7.49%           reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
T.A. U.S. CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                   [CHART]

               T.A. U.S. Core Equity          Russell 3000/R/
                    2 Portfolio                   Index
             -------------------------       -----------------
10/2007               $10,000                     $10,000
11/2007                $9,447                      $9,550
12/2007                $9,352                      $9,492
01/2008                $8,919                      $8,917
02/2008                $8,657                      $8,640
03/2008                $8,568                      $8,589
04/2008                $8,982                      $9,018
05/2008                $9,235                      $9,203
06/2008                $8,381                      $8,443
07/2008                $8,462                      $8,376
08/2008                $8,685                      $8,506
09/2008                $7,945                      $7,706
10/2008                $6,409                      $6,340
11/2008                $5,839                      $5,839
12/2008                $6,021                      $5,951
01/2009                $5,397                      $5,451
02/2009                $4,772                      $4,880
03/2009                $5,247                      $5,308
04/2009                $5,957                      $5,866
05/2009                $6,214                      $6,179
06/2009                $6,219                      $6,200
07/2009                $6,777                      $6,683
08/2009                $7,056                      $6,922
09/2009                $7,400                      $7,212
10/2009                $7,079                      $7,026
11/2009                $7,400                      $7,426
12/2009                $7,748                      $7,637
01/2010                $7,498                      $7,362
02/2010                $7,811                      $7,612
03/2010                $8,368                      $8,091
04/2010                $8,682                      $8,266
05/2010                $7,982                      $7,613
06/2010                $7,421                      $7,175
07/2010                $7,976                      $7,673
08/2010                $7,495                      $7,312
09/2010                $8,285                      $8,003
10/2010                $8,600                      $8,315
11/2010                $8,747                      $8,363
12/2010                $9,427                      $8,930
01/2011                $9,618                      $9,125
02/2011               $10,051                      $9,458
03/2011               $10,174                      $9,500
04/2011               $10,417                      $9,783
05/2011               $10,248                      $9,671
06/2011               $10,046                      $9,498
07/2011                $9,706                      $9,280
08/2011                $8,973                      $8,723
09/2011                $8,123                      $8,047
10/2011                $9,200                      $8,973
11/2011                $9,168                      $8,948
12/2011                $9,243                      $9,022
01/2012                $9,747                      $9,477
02/2012               $10,176                      $9,878
03/2012               $10,420                     $10,183
04/2012               $10,312                     $10,116
05/2012                $9,603                      $9,491
06/2012                $9,983                      $9,862
07/2012               $10,026                      $9,960
08/2012               $10,350                     $10,209
09/2012               $10,661                     $10,477
10/2012               $10,563                     $10,296
11/2012               $10,671                     $10,376
12/2012               $10,900                     $10,503
01/2013               $11,600                     $11,079
02/2013               $11,731                     $11,226
03/2013               $12,227                     $11,666
04/2013               $12,326                     $11,857
05/2013               $12,775                     $12,137
06/2013               $12,659                     $11,979
07/2013               $13,418                     $12,636
08/2013               $13,000                     $12,283
09/2013               $13,558                     $12,740
10/2013               $14,110                     $13,281
11/2013               $14,584                     $13,666
12/2013               $14,994                     $14,027
01/2014               $14,445                     $13,584
02/2014               $15,128                     $14,228
03/2014               $15,291                     $14,303
04/2014               $15,212                     $14,321
05/2014               $15,493                     $14,633
06/2014               $15,976                     $15,000
07/2014               $15,526                     $14,704
08/2014               $16,179                     $15,321
09/2014               $15,661                     $15,002
10/2014               $16,068                     $15,415
11/2014               $16,351                     $15,788
12/2014               $16,427                     $15,788
01/2015               $15,828                     $15,349
02/2015               $16,853                     $16,237
03/2015               $16,789                     $16,072
04/2015               $16,824                     $16,145
05/2015               $17,044                     $16,368
06/2015               $16,829                     $16,094
07/2015               $16,829                     $16,364
08/2015               $15,878                     $15,376
09/2015               $15,329                     $14,928
10/2015               $16,412                     $16,107
11/2015               $16,563                     $16,196
12/2015               $16,012                     $15,864
01/2016               $15,040                     $14,969
02/2016               $15,145                     $14,964
03/2016               $16,225                     $16,017
04/2016               $16,366                     $16,117
05/2016               $16,625                     $16,405
06/2016               $16,543                     $16,439
07/2016               $17,216                     $17,091
08/2016               $17,358                     $17,135
09/2016               $17,386                     $17,162
10/2016               $16,995                     $16,790
11/2016               $18,240                     $17,542
12/2016               $18,623                     $17,884
01/2017               $18,897                     $18,221
02/2017               $19,433                     $18,898
03/2017               $19,393                     $18,911
04/2017               $19,549                     $19,112
05/2017               $19,537                     $19,307
06/2017               $19,826                     $19,481
07/2017               $20,126                     $19,849
08/2017               $19,982                     $19,887         Past performance is not predictive of
09/2017               $20,769                     $20,372         future performance.
10/2017               $21,154                     $20,816         The returns shown do not reflect the
                                                                  deduction of taxes that a shareholder
                                                                  would pay on fund distributions or the
        AVERAGE ANNUAL       ONE       FIVE        TEN            redemption of fund shares.
        TOTAL RETURN         YEAR      YEARS      YEARS           Russell data copyright (C) Russell
        ----------------------------------------------------      Investment Group 1995-2017, all rights
                            24.47%     14.90%     7.78%           reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                          [CHART]

            Tax-Managed DFA International         MSCI World ex USA
                  Value Portfolio                Index (net dividends)
            -----------------------------        ---------------------
10/2007                $10,000                           $10,000
11/2007                 $9,416                            $9,609
12/2007                 $9,219                            $9,428
01/2008                 $8,450                            $8,578
02/2008                 $8,327                            $8,734
03/2008                 $8,447                            $8,609
04/2008                 $8,815                            $9,088
05/2008                 $8,820                            $9,225
06/2008                 $7,965                            $8,508
07/2008                 $7,757                            $8,205
08/2008                 $7,428                            $7,888
09/2008                 $6,630                            $6,749
10/2008                 $5,124                            $5,345
11/2008                 $4,789                            $5,055
12/2008                 $5,127                            $5,322
01/2009                 $4,443                            $4,825
02/2009                 $3,882                            $4,337
03/2009                 $4,269                            $4,623
04/2009                 $5,038                            $5,219
05/2009                 $5,788                            $5,879
06/2009                 $5,710                            $5,818
07/2009                 $6,375                            $6,364
08/2009                 $6,721                            $6,669
09/2009                 $7,048                            $6,944
10/2009                 $6,777                            $6,833
11/2009                 $6,978                            $7,002
12/2009                 $7,065                            $7,113
01/2010                 $6,646                            $6,780
02/2010                 $6,666                            $6,773
03/2010                 $7,170                            $7,209
04/2010                 $7,049                            $7,102
05/2010                 $6,225                            $6,318
06/2010                 $6,120                            $6,227
07/2010                 $6,848                            $6,802
08/2010                 $6,520                            $6,599
09/2010                 $7,215                            $7,232
10/2010                 $7,478                            $7,489
11/2010                 $7,123                            $7,172
12/2010                 $7,786                            $7,750
01/2011                 $8,117                            $7,917
02/2011                 $8,386                            $8,210
03/2011                 $8,164                            $8,046
04/2011                 $8,589                            $8,484
05/2011                 $8,263                            $8,232
06/2011                 $8,126                            $8,115
07/2011                 $7,868                            $7,981
08/2011                 $7,035                            $7,307
09/2011                 $6,273                            $6,573
10/2011                 $6,894                            $7,212
11/2011                 $6,676                            $6,879
12/2011                 $6,485                            $6,804
01/2012                 $6,919                            $7,171
02/2012                 $7,299                            $7,565
03/2012                 $7,237                            $7,509
04/2012                 $6,969                            $7,382
05/2012                 $6,100                            $6,540
06/2012                 $6,533                            $6,969
07/2012                 $6,500                            $7,056
08/2012                 $6,768                            $7,257
09/2012                 $7,003                            $7,477
10/2012                 $7,085                            $7,530
11/2012                 $7,189                            $7,688
12/2012                 $7,545                            $7,920
01/2013                 $7,915                            $8,310
02/2013                 $7,667                            $8,227
03/2013                 $7,680                            $8,292
04/2013                 $8,050                            $8,670
05/2013                 $7,940                            $8,476
06/2013                 $7,656                            $8,158
07/2013                 $8,167                            $8,592
08/2013                 $8,111                            $8,482
09/2013                 $8,732                            $9,081
10/2013                 $9,025                            $9,386
11/2013                 $9,059                            $9,443
12/2013                 $9,254                            $9,586
01/2014                 $8,914                            $9,199
02/2014                 $9,413                            $9,701
03/2014                 $9,348                            $9,657
04/2014                 $9,487                            $9,809
05/2014                 $9,591                            $9,961
06/2014                 $9,710                           $10,103
07/2014                 $9,487                            $9,923
08/2014                 $9,481                            $9,931
09/2014                 $9,056                            $9,523
10/2014                 $8,909                            $9,371
11/2014                 $8,903                            $9,487
12/2014                 $8,557                            $9,171
01/2015                 $8,497                            $9,139
02/2015                 $9,106                            $9,685
03/2015                 $8,907                            $9,523
04/2015                 $9,387                            $9,935
05/2015                 $9,387                            $9,849
06/2015                 $9,120                            $9,569
07/2015                 $9,030                            $9,721
08/2015                 $8,362                            $9,013
09/2015                 $7,776                            $8,558
10/2015                 $8,381                            $9,201
11/2015                 $8,272                            $9,055
12/2015                 $8,007                            $8,893
01/2016                 $7,386                            $8,280
02/2016                 $7,143                            $8,165
03/2016                 $7,683                            $8,719
04/2016                 $8,062                            $8,999
05/2016                 $7,909                            $8,898
06/2016                 $7,618                            $8,627
07/2016                 $7,954                            $9,052
08/2016                 $8,165                            $9,060
09/2016                 $8,255                            $9,170
10/2016                 $8,355                            $8,992
11/2016                 $8,393                            $8,848
12/2016                 $8,664                            $9,137
01/2017                 $9,041                            $9,409
02/2017                 $8,971                            $9,517
03/2017                 $9,173                            $9,759
04/2017                 $9,312                            $9,967
05/2017                 $9,469                           $10,299
06/2017                 $9,572                           $10,308
07/2017                $10,014                           $10,615
08/2017                 $9,995                           $10,613          Past performance is not predictive of
09/2017                $10,358                           $10,888          future performance.
10/2017                $10,538                           $11,037          The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
          AVERAGE ANNUAL         ONE         FIVE        TEN              would pay on fund distributions or the
          TOTAL RETURN           YEAR        YEARS      YEARS             redemption of fund shares.
          ---------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                26.13%       8.26%      0.53%             rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
MARCH 6, 2008-OCTOBER 31, 2017

                                    [CHART]

              T.A. World Ex U.S. Core       MSCI ALL Country World ex
                  Equity Portfolio          USA Index (net dividends)
            ---------------------------     -------------------------
03/2008              $10,000                        $10,000
03/2008              $10,160                         $9,940
04/2008              $10,630                        $10,541
05/2008              $10,750                        $10,708
06/2008               $9,681                         $9,828
07/2008               $9,357                         $9,474
08/2008               $8,942                         $9,031
09/2008               $7,757                         $7,674
10/2008               $5,929                         $5,985
11/2008               $5,584                         $5,638
12/2008               $6,015                         $5,960
01/2009               $5,382                         $5,433
02/2009               $4,841                         $4,926
03/2009               $5,344                         $5,321
04/2009               $6,193                         $6,046
05/2009               $7,186                         $6,865
06/2009               $7,119                         $6,789
07/2009               $7,884                         $7,453
08/2009               $8,205                         $7,729
09/2009               $8,681                         $8,126
10/2009               $8,442                         $8,025
11/2009               $8,743                         $8,255
12/2009               $8,924                         $8,430
01/2010               $8,486                         $8,018
02/2010               $8,528                         $8,018
03/2010               $9,183                         $8,563
04/2010               $9,152                         $8,488
05/2010               $8,129                         $7,595
06/2010               $8,051                         $7,497
07/2010               $8,874                         $8,174
08/2010               $8,579                         $7,950
09/2010               $9,531                         $8,741
10/2010               $9,859                         $9,038
11/2010               $9,488                         $8,689
12/2010              $10,314                         $9,370
01/2011              $10,431                         $9,462
02/2011              $10,644                         $9,711
03/2011              $10,649                         $9,689
04/2011              $11,182                        $10,162
05/2011              $10,851                         $9,869
06/2011              $10,663                         $9,726
07/2011              $10,490                         $9,593
08/2011               $9,530                         $8,771
09/2011               $8,278                         $7,795
10/2011               $9,115                         $8,617
11/2011               $8,799                         $8,177
12/2011               $8,560                         $8,086
01/2012               $9,294                         $8,634
02/2012               $9,809                         $9,119
03/2012               $9,721                         $8,994
04/2012               $9,502                         $8,852
05/2012               $8,405                         $7,847
06/2012               $8,878                         $8,309
07/2012               $8,867                         $8,427
08/2012               $9,123                         $8,603
09/2012               $9,494                         $8,925
10/2012               $9,561                         $8,959
11/2012               $9,729                         $9,130
12/2012              $10,221                         $9,446
01/2013              $10,581                         $9,830
02/2013              $10,480                         $9,726
03/2013              $10,548                         $9,746
04/2013              $10,886                        $10,104
05/2013              $10,638                         $9,870
06/2013              $10,191                         $9,442
07/2013              $10,704                         $9,856
08/2013              $10,556                         $9,720
09/2013              $11,347                        $10,395
10/2013              $11,749                        $10,777
11/2013              $11,760                        $10,795
12/2013              $11,919                        $10,890
01/2014              $11,433                        $10,396
02/2014              $12,058                        $10,918
03/2014              $12,110                        $10,946
04/2014              $12,238                        $11,090
05/2014              $12,412                        $11,306
06/2014              $12,634                        $11,496
07/2014              $12,399                        $11,382
08/2014              $12,517                        $11,445
09/2014              $11,837                        $10,891
10/2014              $11,719                        $10,783
11/2014              $11,684                        $10,861
12/2014              $11,327                        $10,469
01/2015              $11,315                        $10,454
02/2015              $11,944                        $11,013
03/2015              $11,742                        $10,835
04/2015              $12,431                        $11,382
05/2015              $12,336                        $11,204
06/2015              $12,008                        $10,892
07/2015              $11,791                        $10,862
08/2015              $10,999                        $10,031
09/2015              $10,581                         $9,566
10/2015              $11,234                        $10,278
11/2015              $11,113                        $10,066
12/2015              $10,923                         $9,877
01/2016              $10,254                         $9,205
02/2016              $10,072                         $9,100
03/2016              $10,963                         $9,839
04/2016              $11,231                        $10,098
05/2016              $11,073                         $9,928
06/2016              $10,924                         $9,776
07/2016              $11,492                        $10,260
08/2016              $11,578                        $10,324
09/2016              $11,786                        $10,452
10/2016              $11,625                        $10,301
11/2016              $11,377                        $10,063
12/2016              $11,595                        $10,321
01/2017              $12,119                        $10,686
02/2017              $12,343                        $10,857
03/2017              $12,662                        $11,132
04/2017              $12,962                        $11,370
05/2017              $13,299                        $11,739
06/2017              $13,414                        $11,776
07/2017              $13,944                        $12,210
08/2017              $14,070                        $12,273              Past performance is not predictive of
09/2017              $14,339                        $12,501              future performance.
10/2017              $14,631                        $12,736              The returns shown do not reflect the
                                                                         deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE        FIVE         SINCE             would pay on fund distributions or the
         TOTAL RETURN          YEAR       YEARS      INCEPTION           redemption of fund shares.
         ----------------------------------------------------------      MSCI data copyright MSCI 2017, all
                              25.86%      8.88%        4.02%             rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

   The Tax-Managed U.S. Marketwide Value Portfolio invests in a broadly diversified group of U.S. low relative price (value) stocks by purchasing shares of The Tax-Managed U.S. Marketwide Value Series, a Master Fund managed by Dimensional that invests in such stocks while considering the federal tax implications of investment decisions. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 900 securities. In general, average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2017, total returns were 22.41% for the Portfolio and 18.30% for the Russell 3000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Portfolio's performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. Exclusive of real estate investment trusts (REITs) and certain utilities, the Master Fund's greater focus on low relative price (value) stocks benefited performance relative to the benchmark, as the lowest relative price (deep value) stocks in the benchmark outperformed for the period. Within the value portion of the market, stocks with higher profitability outperformed stocks with lower profitability and the Master Fund's greater emphasis on stocks with higher profitability contributed to relative performance. At the sector level, the Master Fund's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

TAX-MANAGED U.S. EQUITY PORTFOLIO

   The Tax-Managed U.S. Equity Portfolio invests in a broadly diversified group of U.S. securities while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,200 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.27% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's general exclusion of real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed the benchmark.

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

   The Tax-Managed U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. Value is measured primarily by book-to-market ratio. The Tax-Managed U.S. Targeted Value Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,500 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.40% for the Portfolio and 24.81% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark. Conversely, with mid-cap stocks underperforming smaller stocks for the year, the Portfolio's inclusion of mid-caps detracted from performance relative to the benchmark. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks generally underperformed higher relative price (growth) stocks for the period.

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

   The Tax-Managed U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,700 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.46% for the Portfolio and 27.85% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's general exclusion of stocks with low profitability and high relative price detracted from performance relative to the benchmark, as those stocks outperformed for the year. This was partially offset by the Portfolio's general exclusion of real estate investment trusts (REITs), as REITs underperformed most other sectors in the benchmark.

T.A. U.S. CORE EQUITY 2 PORTFOLIO

   The T.A. U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, low relative price (value) stocks, and higher-profitability stocks relative to the market while considering federal tax implications of investment decisions. Value is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 2,600 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.47% for the Portfolio and 23.98% for the Russell 3000(R) Index, the Portfolio's benchmark. The Portfolio's emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed among large-caps for the period. Additionally, the Portfolio's greater emphasis on small cap stocks had a positive impact on relative performance, as small-caps generally outperformed large-caps for the period. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
           -                                  ----------------------

           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
         -                                      ----------------------

         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

   The Tax-Managed DFA International Value Portfolio invests in a broadly diversified group of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. The tax-managed strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 470 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.13% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Portfolio's emphasis on value stocks contributed positively to performance relative to the benchmark. The Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities also had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

   The T.A. World ex U.S. Core Equity Portfolio is designed to capture the returns of a broadly diversified group of stocks in developed ex U.S. and emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price, and higher profitability, while considering potential federal tax implications of investment decisions. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 8,200 securities in 43 eligible developed and emerging markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 25.86% for the Portfolio and 23.64% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With developed ex U.S.

small-caps generally outperforming large-caps for the period, the Portfolio's inclusion of and emphasis on small-cap stocks contributed positively to performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks). At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) also benefited relative performance, as REITs underperformed the benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                     SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLES
                                               BEGINNING  ENDING              EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                 VALUE    VALUE     EXPENSE    DURING
                                               05/01/17  10/31/17    RATIO*   PERIOD*
                                               --------- --------- ---------- --------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,064.70    0.37%    $1.93
Hypothetical 5% Annual Return................. $1,000.00 $1,023.34    0.37%    $1.89

TAX-MANAGED U.S. EQUITY PORTFOLIO
---------------------------------
Actual Fund Return............................ $1,000.00 $1,090.90    0.22%    $1.16
Hypothetical 5% Annual Return................. $1,000.00 $1,024.10    0.22%    $1.12

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               BEGINNING  ENDING              EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                 VALUE    VALUE     EXPENSE    DURING
                                               05/01/17  10/31/17    RATIO*   PERIOD*
                                               --------- --------- ---------- --------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
-----------------------------------------
Actual Fund Return............................ $1,000.00 $1,070.00    0.44%    $2.30
Hypothetical 5% Annual Return................. $1,000.00 $1,022.99    0.44%    $2.24

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
------------------------------------
Actual Fund Return............................ $1,000.00 $1,074.40    0.52%    $2.72
Hypothetical 5% Annual Return................. $1,000.00 $1,022.58    0.52%    $2.65

T.A. U.S. CORE EQUITY 2 PORTFOLIO
---------------------------------
Actual Fund Return............................ $1,000.00 $1,082.10    0.24%    $1.26
Hypothetical 5% Annual Return................. $1,000.00 $1,024.00    0.24%    $1.22

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,131.70    0.52%    $2.79
Hypothetical 5% Annual Return................. $1,000.00 $1,022.58    0.52%    $2.65

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
----------------------------------------
Actual Fund Return............................ $1,000.00 $1,128.70    0.37%    $1.99
Hypothetical 5% Annual Return................. $1,000.00 $1,023.34    0.37%    $1.89

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                                AFFILIATED INVESTMENT COMPANY
                                                -----------------------------
   Tax-Managed U.S. Marketwide Value Portfolio.             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       TAX-MANAGED U.S. EQUITY PORTFOLIO
              Consumer Discretionary.......................  12.8%
              Consumer Staples.............................   7.5%
              Energy.......................................   5.7%
              Financials...................................  15.6%
              Health Care..................................  13.8%
              Industrials..................................  11.2%
              Information Technology.......................  24.5%
              Materials....................................   3.5%
              Real Estate..................................   0.2%
              Telecommunication Services...................   1.9%
              Utilities....................................   3.3%
                                                            -----
                                                            100.0%

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
              Consumer Discretionary.......................  14.2%
              Consumer Staples.............................   3.3%
              Energy.......................................   6.8%
              Financials...................................  26.9%
              Health Care..................................   5.4%
              Industrials..................................  21.7%
              Information Technology.......................  13.1%
              Materials....................................   7.1%
              Real Estate..................................   0.3%
              Telecommunication Services...................   0.7%
              Utilities....................................   0.5%
                                                            -----
                                                            100.0%

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO
              Consumer Discretionary.......................  14.7%
              Consumer Staples.............................   4.0%
              Energy.......................................   3.7%
              Financials...................................  21.9%
              Health Care..................................   8.6%
              Industrials..................................  20.5%
              Information Technology.......................  15.2%
              Materials....................................   5.9%
              Real Estate..................................   0.4%
              Telecommunication Services...................   1.2%
              Utilities....................................   3.9%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                       T.A. U.S. CORE EQUITY 2 PORTFOLIO
              Consumer Discretionary.......................  14.3%
              Consumer Staples.............................   6.0%
              Energy.......................................   5.4%
              Financials...................................  19.3%
              Health Care..................................  11.0%
              Industrials..................................  14.8%
              Information Technology.......................  19.8%
              Materials....................................   4.8%
              Real Estate..................................   0.4%
              Telecommunication Services...................   2.2%
              Utilities....................................   2.0%
                                                            -----
                                                            100.0%

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
              Consumer Discretionary.......................  15.5%
              Consumer Staples.............................   1.8%
              Energy.......................................  15.3%
              Financials...................................  31.3%
              Health Care..................................   2.0%
              Industrials..................................   8.5%
              Information Technology.......................   2.7%
              Materials....................................  15.3%
              Real Estate..................................   2.1%
              Telecommunication Services...................   3.7%
              Utilities....................................   1.8%
                                                            -----
                                                            100.0%

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
              Consumer Discretionary.......................  15.0%
              Consumer Staples.............................   7.0%
              Energy.......................................   6.0%
              Financials...................................  17.8%
              Health Care..................................   4.9%
              Industrials..................................  16.6%
              Information Technology.......................   9.9%
              Materials....................................  13.3%
              Real Estate..................................   3.3%
              Telecommunication Services...................   3.2%
              Utilities....................................   3.0%
                                                            -----
                                                            100.0%

                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                 VALUE+
                                                             --------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series
  of The DFA Investment Trust Company....................... $4,851,478,602
                                                             --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY....... $4,851,478,602
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                 PERCENTAGE
                                         SHARES      VALUE+    OF NET ASSETS**
                                         ------      ------    ---------------
 COMMON STOCKS -- (95.9%)
 Consumer Discretionary -- (12.2%)
 *   Amazon.com, Inc...................    53,999 $ 59,684,015            1.8%
     Comcast Corp. Class A.............   616,140   22,199,524            0.7%
     Home Depot, Inc. (The)............   157,438   26,100,072            0.8%
     McDonald's Corp...................   106,816   17,828,659            0.6%
 *   Priceline Group, Inc. (The).......     6,433   12,299,639            0.4%
     Walt Disney Co. (The).............   203,856   19,939,155            0.6%
     Other Securities..................            263,301,031            7.8%
                                                  ------------           -----
 Total Consumer Discretionary..........            421,352,095           12.7%
                                                  ------------           -----
 Consumer Staples -- (7.2%)
     Altria Group, Inc.................   252,652   16,225,311            0.5%
     Coca-Cola Co. (The)...............   537,002   24,691,352            0.8%
     PepsiCo, Inc......................   187,432   20,660,629            0.6%
     Philip Morris International, Inc..   206,003   21,556,154            0.7%
     Procter & Gamble Co. (The)........   336,044   29,014,039            0.9%
     Wal-Mart Stores, Inc..............   198,027   17,289,737            0.5%
     Other Securities..................            119,029,827            3.5%
                                                  ------------           -----
 Total Consumer Staples................            248,467,049            7.5%
                                                  ------------           -----
 Energy -- (5.5%)
     Chevron Corp......................   250,215   28,997,416            0.9%
     Exxon Mobil Corp..................   559,120   46,602,652            1.4%
     Other Securities..................            113,821,444            3.4%
                                                  ------------           -----
 Total Energy..........................            189,421,512            5.7%
                                                  ------------           -----
 Financials -- (15.0%)
     Bank of America Corp.............. 1,395,864   38,232,715            1.2%
 *   Berkshire Hathaway, Inc. Class B..   252,940   47,284,604            1.4%
     Citigroup, Inc....................   366,966   26,972,001            0.8%
     JPMorgan Chase & Co...............   466,165   46,900,861            1.4%
     Wells Fargo & Co..................   622,108   34,925,143            1.1%
     Other Securities..................            321,803,676            9.7%
                                                  ------------           -----
 Total Financials......................            516,119,000           15.6%
                                                  ------------           -----
 Health Care -- (13.2%)
     Abbott Laboratories...............   228,411   12,386,729            0.4%
     AbbVie, Inc.......................   208,574   18,823,803            0.6%
     Amgen, Inc........................    95,696   16,767,853            0.5%
     Bristol-Myers Squibb Co...........   215,080   13,261,833            0.4%
     Gilead Sciences, Inc..............   171,038   12,821,008            0.4%
     Johnson & Johnson.................   355,487   49,558,443            1.5%
     Medtronic P.L.C...................   178,078   14,338,841            0.4%
     Merck & Co., Inc..................   357,324   19,684,979            0.6%
     Pfizer, Inc.......................   783,269   27,461,411            0.8%
     UnitedHealth Group, Inc...........   127,283   26,757,432            0.8%
     Other Securities..................            243,366,071            7.4%
                                                  ------------           -----
 Total Health Care.....................            455,228,403           13.8%
                                                  ------------           -----
 Industrials -- (10.8%)
     3M Co.............................    78,879   18,157,157            0.6%
     Boeing Co. (The)..................    75,795   19,553,594            0.6%
     General Electric Co............... 1,136,991   22,921,739            0.7%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (Continued)
      Honeywell International, Inc..................................     94,545 $   13,629,607            0.4%
      Other Securities..............................................               296,737,290            8.9%
                                                                                --------------          ------
Total Industrials...................................................               370,999,387           11.2%
                                                                                --------------          ------
Information Technology -- (23.5%)
*     Alphabet, Inc. Class A........................................     39,354     40,654,256            1.2%
*     Alphabet, Inc. Class C........................................     41,216     41,901,834            1.3%
      Apple, Inc....................................................    650,343    109,933,981            3.3%
      Broadcom, Ltd.................................................     53,837     14,208,123            0.4%
      Cisco Systems, Inc............................................    652,305     22,276,216            0.7%
*     Facebook, Inc. Class A........................................    314,080     56,553,245            1.7%
      Intel Corp....................................................    615,014     27,976,987            0.9%
      International Business Machines Corp..........................    116,779     17,990,973            0.6%
      Mastercard, Inc. Class A......................................    124,258     18,485,863            0.6%
      Microsoft Corp................................................    969,202     80,618,222            2.5%
      NVIDIA Corp...................................................     78,523     16,239,342            0.5%
      Oracle Corp...................................................    410,180     20,878,162            0.6%
      Texas Instruments, Inc........................................    130,028     12,572,407            0.4%
#     Visa, Inc. Class A............................................    241,287     26,536,744            0.8%
      Other Securities..............................................               302,136,596            8.9%
                                                                                --------------          ------
Total Information Technology........................................               808,962,951           24.4%
                                                                                --------------          ------
Materials -- (3.3%)
      DowDuPont, Inc................................................    237,104     17,144,990            0.5%
      Other Securities..............................................                96,923,434            2.9%
                                                                                --------------          ------
Total Materials.....................................................               114,068,424            3.4%
                                                                                --------------          ------
Real Estate -- (0.2%)
      Other Securities..............................................                 4,942,416            0.2%
                                                                                --------------          ------
Telecommunication Services -- (1.8%)
      AT&T, Inc.....................................................    806,462     27,137,446            0.8%
      Verizon Communications, Inc...................................    538,296     25,768,230            0.8%
      Other Securities..............................................                 9,146,142            0.3%
                                                                                --------------          ------
Total Telecommunication Services....................................                62,051,818            1.9%
                                                                                --------------          ------
Utilities -- (3.2%)
      Other Securities..............................................               109,205,073            3.3%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             3,300,818,128           99.7%
                                                                                --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                    80,470            0.0%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             3,300,898,598
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 12,730,327     12,730,327            0.4%
                                                                                --------------          ------
SECURITIES LENDING COLLATERAL -- (3.7%)
(S)@  DFA Short Term Investment Fund................................ 11,193,056    129,514,846            3.9%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,882,177,153)...........................................              $3,443,143,771          104.0%
                                                                                ==============          ======

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  421,352,095           --   --    $  421,352,095
  Consumer Staples............    248,467,049           --   --       248,467,049
  Energy......................    189,421,512           --   --       189,421,512
  Financials..................    516,119,000           --   --       516,119,000
  Health Care.................    455,228,403           --   --       455,228,403
  Industrials.................    370,999,387           --   --       370,999,387
  Information Technology......    808,962,951           --   --       808,962,951
  Materials...................    114,068,424           --   --       114,068,424
  Real Estate.................      4,942,416           --   --         4,942,416
  Telecommunication Services..     62,051,818           --   --        62,051,818
  Utilities...................    109,205,073           --   --       109,205,073
Rights/Warrants...............             -- $     80,470   --            80,470
Temporary Cash Investments....     12,730,327           --   --        12,730,327
Securities Lending Collateral.             --  129,514,846   --       129,514,846
                               -------------- ------------   --    --------------
TOTAL......................... $3,313,548,455 $129,595,316   --    $3,443,143,771
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                   PERCENTAGE
                                         SHARES       VALUE+     OF NET ASSETS**
                                         ------       ------     ---------------
COMMON STOCKS -- (89.8%)
Consumer Discretionary -- (12.8%)
#   CalAtlantic Group, Inc.............   385,075 $   18,999,600            0.4%
#   Kohl's Corp........................   482,977     20,169,120            0.4%
    PulteGroup, Inc.................... 1,191,748     36,026,542            0.8%
    Toll Brothers, Inc.................   833,225     38,361,679            0.8%
    Other Securities...................              558,882,355           11.8%
                                                  --------------           -----
Total Consumer Discretionary...........              672,439,296           14.2%
                                                  --------------           -----
Consumer Staples -- (3.0%)
#*  Post Holdings, Inc.................   241,453     20,023,697            0.4%
    Other Securities...................              137,609,761            2.9%
                                                  --------------           -----
Total Consumer Staples.................              157,633,458            3.3%
                                                  --------------           -----
Energy -- (6.1%)
#   Helmerich & Payne, Inc.............   299,637     16,273,285            0.3%
#   HollyFrontier Corp.................   558,945     20,653,018            0.4%
#   Murphy Oil Corp....................   622,293     16,646,338            0.4%
    Other Securities...................              267,201,708            5.7%
                                                  --------------           -----
Total Energy...........................              320,774,349            6.8%
                                                  --------------           -----
Financials -- (24.1%)
    American Financial Group, Inc......   294,639     31,081,468            0.7%
    Assurant, Inc......................   319,133     32,120,736            0.7%
    Assured Guaranty, Ltd..............   454,707     16,869,630            0.4%
    Axis Capital Holdings, Ltd.........   324,451     17,646,890            0.4%
    CNO Financial Group, Inc........... 1,201,584     28,801,968            0.6%
#   First American Financial Corp......   291,331     15,854,233            0.3%
    Old Republic International Corp....   876,356     17,781,263            0.4%
#   People's United Financial, Inc..... 1,285,328     23,984,220            0.5%
    Reinsurance Group of America, Inc..   203,201     30,354,165            0.7%
    RenaissanceRe Holdings, Ltd........   150,298     20,795,231            0.4%
#   Sterling Bancorp...................   674,195     16,888,591            0.4%
    Umpqua Holdings Corp...............   800,263     16,373,381            0.4%
    Validus Holdings, Ltd..............   295,391     15,383,963            0.3%
    Wintrust Financial Corp............   182,739     14,854,853            0.3%
    WR Berkley Corp....................   223,655     15,338,260            0.3%
#   Zions Bancorporation...............   770,717     35,807,512            0.8%
    Other Securities...................              918,327,042           19.2%
                                                  --------------           -----
Total Financials.......................            1,268,263,406           26.8%
                                                  --------------           -----
Health Care -- (4.8%)
#*  Molina Healthcare, Inc.............   291,138     19,747,891            0.4%
    Other Securities...................              235,032,735            5.0%
                                                  --------------           -----
Total Health Care......................              254,780,626            5.4%
                                                  --------------           -----
Industrials -- (19.5%)
*   AECOM..............................   586,908     20,576,994            0.4%
    AGCO Corp..........................   272,879     18,711,313            0.4%
#   AMERCO.............................    64,113     25,173,328            0.5%
*   Genesee & Wyoming, Inc. Class A....   209,015     15,003,097            0.3%
    Jacobs Engineering Group, Inc......   471,823     27,464,817            0.6%
#*  JetBlue Airways Corp............... 1,410,800     27,016,820            0.6%
    Oshkosh Corp.......................   188,184     17,230,127            0.4%
    Owens Corning......................   367,806     30,413,878            0.7%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (Continued)
*     Quanta Services, Inc..........................................    516,102 $   19,472,528            0.4%
      Ryder System, Inc.............................................    233,530     18,934,612            0.4%
      Trinity Industries, Inc.......................................    637,050     20,716,866            0.4%
      Other Securities..............................................               783,548,284           16.5%
                                                                                --------------          ------
Total Industrials...................................................             1,024,262,664           21.6%
                                                                                --------------          ------
Information Technology -- (11.8%)
*     Arrow Electronics, Inc........................................    414,304     34,631,671            0.7%
      Avnet, Inc....................................................    440,800     17,543,840            0.4%
*     CACI International, Inc. Class A..............................    127,408     18,314,900            0.4%
#*    Cree, Inc.....................................................    487,345     17,398,216            0.4%
#     Jabil, Inc....................................................    608,732     17,214,941            0.4%
      Marvell Technology Group, Ltd.................................    938,136     17,327,372            0.4%
      MKS Instruments, Inc..........................................    172,747     18,768,962            0.4%
      SYNNEX Corp...................................................    181,005     24,413,954            0.5%
#*    Tech Data Corp................................................    163,716     15,187,933            0.3%
      Other Securities..............................................               438,798,032            9.2%
                                                                                --------------          ------
Total Information Technology........................................               619,599,821           13.1%
                                                                                --------------          ------
Materials -- (6.4%)
*     Alcoa Corp....................................................    437,568     20,906,999            0.4%
      Olin Corp.....................................................    404,464     14,775,070            0.3%
      Reliance Steel & Aluminum Co..................................    236,532     18,175,119            0.4%
      Steel Dynamics, Inc...........................................    585,303     21,779,125            0.5%
      Other Securities..............................................               259,454,203            5.5%
                                                                                --------------          ------
Total Materials.....................................................               335,090,516            7.1%
                                                                                --------------          ------
Real Estate -- (0.2%)
      Other Securities..............................................                12,723,105            0.3%
                                                                                --------------          ------
Telecommunication Services -- (0.7%)
      Other Securities..............................................                35,627,922            0.7%
                                                                                --------------          ------
Utilities -- (0.4%)
*     Calpine Corp..................................................  1,031,434     15,409,624            0.3%
      Other Securities..............................................                 6,077,628            0.2%
                                                                                --------------          ------
Total Utilities.....................................................                21,487,252            0.5%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             4,722,682,415           99.8%
                                                                                --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                    10,936            0.0%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             4,722,693,351
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 10,542,663     10,542,663            0.2%
                                                                                --------------          ------

SECURITIES LENDING COLLATERAL -- (10.0%)
(S)@  DFA Short Term Investment Fund................................ 45,498,334    526,461,225           11.1%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,218,518,049)...........................................              $5,259,697,239          111.1%
                                                                                ==============          ======

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  672,439,296           --   --    $  672,439,296
  Consumer Staples............    157,633,458           --   --       157,633,458
  Energy......................    320,774,349           --   --       320,774,349
  Financials..................  1,268,263,406           --   --     1,268,263,406
  Health Care.................    254,780,626           --   --       254,780,626
  Industrials.................  1,024,262,664           --   --     1,024,262,664
  Information Technology......    619,599,821           --   --       619,599,821
  Materials...................    335,090,516           --   --       335,090,516
  Real Estate.................     12,723,105           --   --        12,723,105
  Telecommunication Services..     35,627,922           --   --        35,627,922
  Utilities...................     21,487,252           --   --        21,487,252
Rights/Warrants...............             -- $     10,936   --            10,936
Temporary Cash Investments....     10,542,663           --   --        10,542,663
Securities Lending Collateral.             --  526,461,225   --       526,461,225
                               -------------- ------------   --    --------------
TOTAL......................... $4,733,225,078 $526,472,161   --    $5,259,697,239
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                       PERCENTAGE
                                                SHARES     VALUE+    OF NET ASSETS**
                                                ------     ------    ---------------
COMMON STOCKS -- (85.9%)
Consumer Discretionary -- (12.6%)
#*  Grand Canyon Education, Inc................  78,329 $  7,011,229            0.2%
    Thor Industries, Inc.......................  67,583    9,206,156            0.3%
    Other Securities...........................          414,956,385           14.2%
                                                        ------------           -----
Total Consumer Discretionary...................          431,173,770           14.7%
                                                        ------------           -----
Consumer Staples -- (3.4%)
#   National Beverage Corp.....................  81,150    7,944,585            0.3%
#   Sanderson Farms, Inc.......................  44,322    6,629,242            0.2%
#   Snyder's-Lance, Inc........................ 167,173    6,290,720            0.2%
    Other Securities...........................           96,689,172            3.3%
                                                        ------------           -----
Total Consumer Staples.........................          117,553,719            4.0%
                                                        ------------           -----
Energy -- (3.2%)
#   PBF Energy, Inc. Class A................... 222,394    6,442,754            0.2%
    Other Securities...........................          101,723,804            3.5%
                                                        ------------           -----
Total Energy...................................          108,166,558            3.7%
                                                        ------------           -----
Financials -- (18.8%)
    Associated Banc-Corp....................... 252,334    6,384,050            0.2%
    BancorpSouth, Inc.......................... 203,866    6,442,166            0.2%
    Cathay General Bancorp..................... 211,584    8,844,211            0.3%
    CNO Financial Group, Inc................... 336,171    8,058,019            0.3%
#   Fulton Financial Corp...................... 353,155    6,427,421            0.2%
    Home BancShares, Inc....................... 310,213    6,973,588            0.2%
#   Interactive Brokers Group, Inc. Class A.... 114,563    6,188,693            0.2%
    Pinnacle Financial Partners, Inc...........  99,359    6,577,566            0.2%
#   Primerica, Inc.............................  81,641    7,225,228            0.3%
    Radian Group, Inc.......................... 324,032    6,791,711            0.2%
    Sterling Bancorp........................... 462,647   11,589,307            0.4%
    TCF Financial Corp......................... 354,252    6,454,471            0.2%
    Valley National Bancorp.................... 555,117    6,383,845            0.2%
    Washington Federal, Inc.................... 213,015    7,412,922            0.3%
#   Webster Financial Corp..................... 125,318    6,891,237            0.2%
    Wintrust Financial Corp....................  82,462    6,703,336            0.2%
    Other Securities...........................          527,404,508           18.1%
                                                        ------------           -----
Total Financials...............................          642,752,279           21.9%
                                                        ------------           -----
Health Care -- (7.3%)
    Cantel Medical Corp........................  83,217    8,161,923            0.3%
    Hill-Rom Holdings, Inc.....................  87,296    7,045,660            0.2%
    Other Securities...........................          235,136,469            8.0%
                                                        ------------           -----
Total Health Care..............................          250,344,052            8.5%
                                                        ------------           -----
Industrials -- (17.7%)
    Curtiss-Wright Corp........................  52,878    6,252,823            0.2%
#*  Dycom Industries, Inc......................  72,056    6,328,678            0.2%
    EMCOR Group, Inc...........................  88,383    7,115,715            0.2%
#   John Bean Technologies Corp................  62,171    6,646,080            0.2%
#*  Kirby Corp.................................  93,431    6,619,586            0.2%
#*  Knight-Swift Transportation Holdings, Inc.. 214,118    8,875,191            0.3%
*   On Assignment, Inc......................... 101,799    6,232,135            0.2%
    Regal Beloit Corp..........................  76,789    6,231,427            0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (Continued)
      Terex Corp....................................................    149,749 $    7,054,675            0.2%
      Other Securities..............................................               540,555,372           18.6%
                                                                                --------------          ------
Total Industrials...................................................               601,911,682           20.5%
                                                                                --------------          ------
Information Technology -- (13.0%)
*     Advanced Energy Industries, Inc...............................     85,671      7,258,047            0.3%
#     Blackbaud, Inc................................................     63,914      6,474,488            0.2%
*     CACI International, Inc. Class A..............................     46,822      6,730,662            0.2%
*     Cirrus Logic, Inc.............................................    125,945      7,052,920            0.2%
*     Coherent, Inc.................................................     26,801      7,040,891            0.2%
      Entegris, Inc.................................................    204,204      6,687,681            0.2%
      Fair Isaac Corp...............................................     47,990      6,966,228            0.2%
#*    Integrated Device Technology, Inc.............................    216,250      6,718,887            0.2%
#     Littelfuse, Inc...............................................     31,974      6,682,566            0.2%
      MKS Instruments, Inc..........................................     93,116     10,117,053            0.4%
#     Monolithic Power Systems, Inc.................................     65,929      8,021,581            0.3%
      SYNNEX Corp...................................................     51,712      6,974,915            0.2%
#*    Tech Data Corp................................................     67,291      6,242,586            0.2%
#*    Zynga, Inc. Class A...........................................  1,611,163      6,283,536            0.2%
      Other Securities..............................................               345,676,304           12.0%
                                                                                --------------          ------
Total Information Technology........................................               444,928,345           15.2%
                                                                                --------------          ------
Materials -- (5.1%)
#     United States Steel Corp......................................    315,227      7,981,548            0.3%
      Other Securities..............................................               164,380,344            5.6%
                                                                                --------------          ------
Total Materials.....................................................               172,361,892            5.9%
                                                                                --------------          ------
Real Estate -- (0.4%)
      Other Securities..............................................                12,494,986            0.4%
                                                                                --------------          ------
Telecommunication Services -- (1.1%)
      Other Securities..............................................                36,313,129            1.2%
                                                                                --------------          ------
Utilities -- (3.3%)
#     New Jersey Resources Corp.....................................    145,601      6,471,964            0.2%
#     WGL Holdings, Inc.............................................     82,214      7,045,740            0.2%
      Other Securities..............................................                99,075,722            3.5%
                                                                                --------------          ------
Total Utilities.....................................................               112,593,426            3.9%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             2,930,593,838           99.9%
                                                                                --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                     6,472            0.0%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             2,930,600,310
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%                                                         4,358,221      4,358,221            0.1%
                                                                                --------------          ------
SECURITIES LENDING COLLATERAL -- (14.0%)
(S)@  DFA Short Term Investment Fund................................ 41,107,094    475,650,182           16.3%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,019,325,353)...........................................              $3,410,608,713          116.3%
                                                                                ==============          ======

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  431,173,770           --   --    $  431,173,770
  Consumer Staples............    117,553,719           --   --       117,553,719
  Energy......................    108,166,558           --   --       108,166,558
  Financials..................    642,752,279           --   --       642,752,279
  Health Care.................    250,344,052           --   --       250,344,052
  Industrials.................    601,911,682           --   --       601,911,682
  Information Technology......    444,928,345           --   --       444,928,345
  Materials...................    172,361,892           --   --       172,361,892
  Real Estate.................     12,494,986           --   --        12,494,986
  Telecommunication Services..     36,313,129           --   --        36,313,129
  Utilities...................    112,593,426           --   --       112,593,426
Rights/Warrants...............             -- $      6,472   --             6,472
Temporary Cash Investments....      4,358,221           --   --         4,358,221
Securities Lending Collateral.             --  475,650,182   --       475,650,182
                               -------------- ------------   --    --------------
TOTAL......................... $2,934,952,059 $475,656,654   --    $3,410,608,713
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                     PERCENTAGE
                                           SHARES       VALUE+     OF NET ASSETS**
                                           ------       ------     ---------------
COMMON STOCKS -- (90.5%)
Consumer Discretionary -- (13.0%)
*   Amazon.com, Inc......................    43,671 $   48,268,683            0.6%
*   Charter Communications, Inc. Class A.    76,071     25,420,646            0.3%
    Comcast Corp. Class A................ 2,172,328     78,268,978            1.0%
    Ford Motor Co........................ 1,604,855     19,691,571            0.3%
    General Motors Co....................   614,834     26,425,565            0.3%
    Home Depot, Inc. (The)...............   119,588     19,825,299            0.3%
    Time Warner, Inc.....................   259,315     25,488,071            0.3%
    Walt Disney Co. (The)................   365,590     35,758,358            0.4%
    Other Securities.....................              898,204,065           10.8%
                                                    --------------           -----
Total Consumer Discretionary.............            1,177,351,236           14.3%
                                                    --------------           -----
Consumer Staples -- (5.4%)
    Coca-Cola Co. (The)..................   484,883     22,294,920            0.3%
    CVS Health Corp......................   339,252     23,248,940            0.3%
    Procter & Gamble Co. (The)...........   458,732     39,606,921            0.5%
    Wal-Mart Stores, Inc.................   683,245     59,654,121            0.7%
    Other Securities.....................              347,434,409            4.2%
                                                    --------------           -----
Total Consumer Staples...................              492,239,311            6.0%
                                                    --------------           -----
Energy -- (4.9%)
    Chevron Corp.........................   442,170     51,243,081            0.6%
    Exxon Mobil Corp.....................   943,449     78,636,474            1.0%
    Other Securities.....................              312,800,761            3.8%
                                                    --------------           -----
Total Energy.............................              442,680,316            5.4%
                                                    --------------           -----
Financials -- (17.5%)
    American Express Co..................   272,571     26,035,982            0.3%
    Bank of America Corp................. 2,427,013     66,475,886            0.8%
*   Berkshire Hathaway, Inc. Class B.....   161,309     30,155,104            0.4%
    Citigroup, Inc.......................   627,426     46,115,811            0.6%
    Goldman Sachs Group, Inc. (The)......    92,294     22,379,449            0.3%
    JPMorgan Chase & Co.................. 1,047,163    105,355,069            1.3%
    U.S. Bancorp.........................   445,407     24,221,233            0.3%
    Wells Fargo & Co..................... 1,393,576     78,235,357            1.0%
    Other Securities.....................            1,183,632,835           14.2%
                                                    --------------           -----
Total Financials.........................            1,582,606,726           19.2%
                                                    --------------           -----
Health Care -- (10.0%)
    Abbott Laboratories..................   436,158     23,652,848            0.3%
    Aetna, Inc...........................   117,503     19,979,035            0.3%
    Amgen, Inc...........................   109,613     19,206,390            0.2%
    Johnson & Johnson....................   440,876     61,462,523            0.8%
    Merck & Co., Inc.....................   600,469     33,079,837            0.4%
    Pfizer, Inc.......................... 1,952,589     68,457,770            0.8%
    Thermo Fisher Scientific, Inc........    99,017     19,192,465            0.2%
    UnitedHealth Group, Inc..............   234,939     49,388,877            0.6%
    Other Securities.....................              608,507,926            7.4%
                                                    --------------           -----
Total Health Care........................              902,927,671           11.0%
                                                    --------------           -----
Industrials -- (13.3%)
    FedEx Corp...........................    96,271     21,738,955            0.3%
    General Electric Co.................. 1,383,002     27,881,320            0.4%
    Union Pacific Corp...................   237,535     27,504,178            0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS**
                                                                       ------       ------     ---------------
Industrials -- (Continued)
      United Technologies Corp......................................    294,265 $   35,241,176            0.4%
      Other Securities..............................................             1,097,961,342           13.3%
                                                                                --------------          ------
Total Industrials...................................................             1,210,326,971           14.7%
                                                                                --------------          ------
Information Technology -- (18.0%)
*     Alphabet, Inc. Class A........................................     34,523     35,663,640            0.4%
*     Alphabet, Inc. Class C........................................     36,168     36,769,836            0.5%
      Apple, Inc....................................................  1,125,427    190,242,180            2.3%
      Cisco Systems, Inc............................................  1,672,490     57,115,533            0.7%
*     Facebook, Inc. Class A........................................    200,045     36,020,103            0.4%
      Intel Corp....................................................  1,852,635     84,276,366            1.0%
      International Business Machines Corp..........................    128,410     19,782,845            0.3%
*     Micron Technology, Inc........................................    649,261     28,768,755            0.4%
      Microsoft Corp................................................  1,187,445     98,771,675            1.2%
      NVIDIA Corp...................................................    162,000     33,503,220            0.4%
      Oracle Corp...................................................    481,175     24,491,807            0.3%
      QUALCOMM, Inc.................................................    467,869     23,865,998            0.3%
#     Visa, Inc. Class A............................................    285,324     31,379,934            0.4%
      Other Securities..............................................               927,672,445           11.2%
                                                                                --------------          ------
Total Information Technology........................................             1,628,324,337           19.8%
                                                                                --------------          ------
Materials -- (4.3%)
      DowDuPont, Inc................................................    367,666     26,585,928            0.3%
      Other Securities..............................................               368,558,846            4.5%
                                                                                --------------          ------
Total Materials.....................................................               395,144,774            4.8%
                                                                                --------------          ------
Real Estate -- (0.4%)
      Other Securities..............................................                33,961,993            0.4%
                                                                                --------------          ------
Telecommunication Services -- (1.9%)
#     AT&T, Inc.....................................................  2,782,072     93,616,723            1.2%
      Verizon Communications, Inc...................................    830,314     39,747,131            0.5%
      Other Securities..............................................                43,231,955            0.4%
                                                                                --------------          ------
Total Telecommunication Services....................................               176,595,809            2.1%
                                                                                --------------          ------
Utilities -- (1.8%)
      Other Securities..............................................               161,620,182            2.0%
                                                                                --------------          ------
TOTAL COMMON STOCKS.................................................             8,203,779,326           99.7%
                                                                                --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                   151,900            0.0%
                                                                                --------------          ------
TOTAL INVESTMENT SECURITIES.........................................             8,203,931,226
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 26,052,535     26,052,535            0.3%
                                                                                --------------          ------

SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@  DFA Short Term Investment Fund................................ 71,957,113    832,615,755           10.1%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,501,238,906)...........................................              $9,062,599,516          110.1%
                                                                                ==============          ======

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $1,177,351,236           --   --    $1,177,351,236
  Consumer Staples............    492,239,311           --   --       492,239,311
  Energy......................    442,680,316           --   --       442,680,316
  Financials..................  1,582,606,726           --   --     1,582,606,726
  Health Care.................    902,927,671           --   --       902,927,671
  Industrials.................  1,210,326,971           --   --     1,210,326,971
  Information Technology......  1,628,324,337           --   --     1,628,324,337
  Materials...................    395,144,774           --   --       395,144,774
  Real Estate.................     33,961,993           --   --        33,961,993
  Telecommunication Services..    176,595,809           --   --       176,595,809
  Utilities...................    161,620,182           --   --       161,620,182
Rights/Warrants...............             -- $    151,900   --           151,900
Temporary Cash Investments....     26,052,535           --   --        26,052,535
Securities Lending Collateral.             --  832,615,755   --       832,615,755
                               -------------- ------------   --    --------------
TOTAL......................... $8,229,831,861 $832,767,655   --    $9,062,599,516
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                          PERCENTAGE
                                                  SHARES     VALUE++    OF NET ASSETS**
                                                  ------     -------    ---------------
COMMON STOCKS -- (98.2%)
AUSTRALIA -- (5.7%)
    Australia & New Zealand Banking Group, Ltd.. 1,855,541 $ 42,581,968            1.1%
    BHP Billiton, Ltd........................... 1,789,949   36,852,895            0.9%
    BHP Billiton, Ltd. Sponsored ADR............   593,811   24,334,375            0.6%
    Woodside Petroleum, Ltd.....................   864,632   20,381,981            0.5%
    Other Securities............................             99,940,288            2.6%
                                                           ------------            ----
TOTAL AUSTRALIA.................................            224,091,507            5.7%
                                                           ------------            ----

AUSTRIA -- (0.2%)
    Other Securities............................              6,869,794            0.2%
                                                           ------------            ----

BELGIUM -- (1.2%)
    Other Securities............................             46,373,750            1.2%
                                                           ------------            ----

CANADA -- (8.0%)
    Bank of Montreal............................   551,867   42,278,531            1.1%
    Suncor Energy, Inc.......................... 1,023,634   34,753,255            0.9%
    Other Securities............................            236,424,504            6.0%
                                                           ------------            ----
TOTAL CANADA....................................            313,456,290            8.0%
                                                           ------------            ----

DENMARK -- (1.7%)
    Other Securities............................             65,478,170            1.7%
                                                           ------------            ----

FINLAND -- (1.0%)
    Other Securities............................             37,784,447            1.0%
                                                           ------------            ----

FRANCE -- (9.8%)
    AXA SA......................................   584,162   17,634,909            0.5%
    BNP Paribas SA..............................   778,765   60,782,156            1.6%
#   Engie SA.................................... 1,590,737   26,886,716            0.7%
    Orange SA................................... 1,639,915   26,939,992            0.7%
    Peugeot SA..................................   895,333   21,242,270            0.5%
    Renault SA..................................   264,765   26,254,941            0.7%
    Societe Generale SA.........................   587,035   32,671,123            0.8%
    Total SA.................................... 1,786,914   99,599,179            2.5%
    Other Securities............................             70,777,806            1.8%
                                                           ------------            ----
TOTAL FRANCE....................................            382,789,092            9.8%
                                                           ------------            ----

GERMANY -- (7.4%)
    Allianz SE..................................    93,173   21,752,057            0.5%
    Bayerische Motoren Werke AG.................   329,322   33,775,342            0.8%
    Daimler AG..................................   904,523   75,515,140            1.9%
    Other Securities............................            159,461,749            4.2%
                                                           ------------            ----
TOTAL GERMANY...................................            290,504,288            7.4%
                                                           ------------            ----

HONG KONG -- (2.6%)
    CK Hutchison Holdings, Ltd.................. 1,938,348   24,620,330            0.6%
    Other Securities............................             77,681,862            2.0%
                                                           ------------            ----
TOTAL HONG KONG.................................            102,302,192            2.6%
                                                           ------------            ----

IRELAND -- (0.3%)
    Other Securities............................             11,205,313            0.3%
                                                           ------------            ----

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                            SHARES     VALUE++    OF NET ASSETS**
                                            ------     -------    ---------------
ISRAEL -- (0.4%)
    Other Securities......................           $ 14,639,295            0.4%
                                                     ------------           -----

ITALY -- (1.7%)
    Fiat Chrysler Automobiles NV..........   987,351   17,072,558            0.4%
*   UniCredit SpA......................... 1,284,976   24,556,701            0.6%
    Other Securities......................             24,921,578            0.7%
                                                     ------------           -----
TOTAL ITALY...............................             66,550,837            1.7%
                                                     ------------           -----

JAPAN -- (22.3%)
    Hitachi, Ltd.......................... 3,364,000   26,788,693            0.7%
    Honda Motor Co., Ltd.................. 1,293,300   40,528,213            1.0%
    Mitsubishi UFJ Financial Group, Inc... 4,778,634   32,414,152            0.8%
    Mizuho Financial Group, Inc........... 9,062,800   16,466,023            0.4%
    Nissan Motor Co., Ltd................. 1,904,600   18,522,948            0.5%
    Sumitomo Mitsui Financial Group, Inc..   900,727   36,085,571            0.9%
    Toyota Motor Corp..................... 1,413,688   87,685,487            2.2%
    Other Securities......................            611,850,553           15.7%
                                                     ------------           -----
TOTAL JAPAN...............................            870,341,640           22.2%
                                                     ------------           -----

NETHERLANDS -- (3.2%)
    ING Groep NV.......................... 1,741,138   32,175,296            0.8%
    Koninklijke DSM NV....................   214,831   18,328,881            0.5%
    Other Securities......................             75,228,731            1.9%
                                                     ------------           -----
TOTAL NETHERLANDS.........................            125,732,908            3.2%
                                                     ------------           -----

NEW ZEALAND -- (0.2%)
    Other Securities......................              5,537,273            0.1%
                                                     ------------           -----

NORWAY -- (0.9%)
    Other Securities......................             34,003,958            0.9%
                                                     ------------           -----

PORTUGAL -- (0.0%)
    Other Securities......................              1,564,476            0.0%
                                                     ------------           -----

SINGAPORE -- (1.1%)
    Other Securities......................             41,148,837            1.1%
                                                     ------------           -----

SPAIN -- (2.7%)
    Banco Santander SA.................... 8,310,675   56,340,642            1.4%
    Repsol SA............................. 1,722,173   32,272,481            0.8%
    Other Securities......................             18,434,466            0.5%
                                                     ------------           -----
TOTAL SPAIN...............................            107,047,589            2.7%
                                                     ------------           -----

SWEDEN -- (2.7%)
    Nordea Bank AB........................ 2,330,270   28,160,628            0.7%
    Other Securities......................             78,719,829            2.0%
                                                     ------------           -----
TOTAL SWEDEN..............................            106,880,457            2.7%
                                                     ------------           -----

SWITZERLAND -- (7.8%)
    Adecco Group AG.......................   222,707   17,668,975            0.5%
    Cie Financiere Richemont SA...........   404,189   37,260,679            0.9%
    Novartis AG...........................   430,906   35,540,796            0.9%
    Swiss Re AG...........................   336,799   31,696,253            0.8%
    UBS Group AG.......................... 1,117,685   19,015,291            0.5%
    Zurich Insurance Group AG.............   133,732   40,810,335            1.0%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                         SHARES      VALUE++     OF NET ASSETS**
                                                         ------      -------     ---------------
SWITZERLAND -- (Continued)
      Other Securities................................            $  124,326,442            3.2%
                                                                  --------------           -----
TOTAL SWITZERLAND.....................................               306,318,771            7.8%
                                                                  --------------           -----

UNITED KINGDOM -- (17.3%)
      Anglo American P.L.C............................  1,711,075     32,276,026            0.8%
      BP P.L.C. Sponsored ADR.........................  2,856,329    116,166,911            3.0%
      Glencore P.L.C..................................  7,256,731     35,000,660            0.9%
      HSBC Holdings P.L.C.............................  2,249,451     21,966,154            0.6%
      HSBC Holdings P.L.C. Sponsored ADR..............  1,579,472     77,030,849            2.0%
      Lloyds Banking Group P.L.C...................... 49,077,747     44,485,567            1.1%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A.  1,357,603     85,569,701            2.2%
#     Royal Dutch Shell P.L.C. Sponsored ADR, Class B.  1,146,218     74,916,808            1.9%
*     Standard Chartered P.L.C........................  1,730,993     17,240,463            0.4%
      Vodafone Group P.L.C............................ 23,523,365     67,284,783            1.7%
      Vodafone Group P.L.C. Sponsored ADR.............    653,411     18,935,840            0.5%
      Other Securities................................                85,596,131            2.2%
                                                                  --------------           -----
TOTAL UNITED KINGDOM..................................               676,469,893           17.3%
                                                                  --------------           -----
TOTAL COMMON STOCKS...................................             3,837,090,777           98.0%
                                                                  --------------           -----

PREFERRED STOCKS -- (1.1%)
GERMANY -- (1.1%)
      Volkswagen AG...................................    184,222     33,731,627            0.8%
      Other Securities................................                10,239,265            0.3%
                                                                  --------------           -----
TOTAL GERMANY.........................................                43,970,892            1.1%
                                                                  --------------           -----
TOTAL PREFERRED STOCKS................................                43,970,892            1.1%
                                                                  --------------           -----

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities................................                   425,055            0.0%
                                                                  --------------           -----
TOTAL INVESTMENT SECURITIES...........................             3,881,486,724
                                                                  --------------

                                                                     VALUE+
                                                                     ------
SECURITIES LENDING COLLATERAL -- (0.7%)
(S)@  DFA Short Term Investment Fund..................  2,320,217     26,847,228            0.7%
                                                                  --------------           -----
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,316,347,133).............................              $3,908,333,952           99.8%
                                                                  ==============           =====

At October 31, 2017, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                        UNREALIZED
                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future..    65      12/15/17  $ 6,344,612 $ 6,524,050    $179,438
S&P 500 Emini Index(R)..    88      12/15/17   10,839,477  11,319,880     480,403
                                              ----------- -----------    --------
TOTAL FUTURES CONTRACTS.                      $17,184,089 $17,843,930    $659,841
                                              =========== ===========    ========

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
  Australia................... $ 27,118,505 $  196,973,002   --    $  224,091,507
  Austria.....................           --      6,869,794   --         6,869,794
  Belgium.....................           --     46,373,750   --        46,373,750
  Canada......................  313,456,290             --   --       313,456,290
  Denmark.....................           --     65,478,170   --        65,478,170
  Finland.....................           --     37,784,447   --        37,784,447
  France......................    5,677,147    377,111,945   --       382,789,092
  Germany.....................   38,897,145    251,607,143   --       290,504,288
  Hong Kong...................           --    102,302,192   --       102,302,192
  Ireland.....................    5,556,562      5,648,751   --        11,205,313
  Israel......................      282,224     14,357,071   --        14,639,295
  Italy.......................    5,097,924     61,452,913   --        66,550,837
  Japan.......................   15,047,804    855,293,836   --       870,341,640
  Netherlands.................   10,358,496    115,374,412   --       125,732,908
  New Zealand.................           --      5,537,273   --         5,537,273
  Norway......................    1,729,600     32,274,358   --        34,003,958
  Portugal....................           --      1,564,476   --         1,564,476
  Singapore...................           --     41,148,837   --        41,148,837
  Spain.......................       13,817    107,033,772   --       107,047,589
  Sweden......................           --    106,880,457   --       106,880,457
  Switzerland.................   12,751,084    293,567,687   --       306,318,771
  United Kingdom..............  399,926,586    276,543,307   --       676,469,893
Preferred Stocks
  Germany.....................           --     43,970,892   --        43,970,892
Rights/Warrants
  Spain.......................           --        425,055   --           425,055
Securities Lending Collateral.           --     26,847,228   --        26,847,228
Futures Contracts**...........      659,841             --   --           659,841
                               ------------ --------------   --    --------------
TOTAL......................... $836,573,025 $3,072,420,768   --    $3,908,993,793
                               ============ ==============   ==    ==============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                                   PERCENTAGE
                                                           SHARES     VALUE++    OF NET ASSETS**
                                                           ------     -------    ---------------
COMMON STOCKS -- (98.1%)
AUSTRALIA -- (4.3%)
    Australia & New Zealand Banking Group, Ltd..........    218,548 $  5,015,359            0.2%
    BHP Billiton, Ltd...................................    414,517    8,534,406            0.3%
    Macquarie Group, Ltd................................     70,545    5,321,922            0.2%
    National Australia Bank, Ltd........................    208,492    5,224,010            0.2%
    Westpac Banking Corp................................    215,524    5,459,101            0.2%
    Other Securities....................................             118,051,221            3.3%
                                                                    ------------            ----
TOTAL AUSTRALIA.........................................             147,606,019            4.4%
                                                                    ------------            ----

AUSTRIA -- (0.5%)
    Other Securities....................................              17,684,415            0.5%
                                                                    ------------            ----

BELGIUM -- (1.1%)
    Anheuser-Busch InBev SA/NV..........................     41,726    5,116,488            0.2%
    Other Securities....................................              33,378,983            0.9%
                                                                    ------------            ----
TOTAL BELGIUM...........................................              38,495,471            1.1%
                                                                    ------------            ----

BRAZIL -- (1.4%)
    Other Securities....................................              47,828,465            1.4%
                                                                    ------------            ----

CANADA -- (6.1%)
    Royal Bank of Canada................................     69,446    5,427,205            0.2%
    Toronto-Dominion Bank (The).........................     92,478    5,257,218            0.2%
    Other Securities....................................             194,879,759            5.7%
                                                                    ------------            ----
TOTAL CANADA............................................             205,564,182            6.1%
                                                                    ------------            ----

CHILE -- (0.3%)
    Other Securities....................................              11,393,214            0.3%
                                                                    ------------            ----

CHINA -- (7.1%)
    China Construction Bank Corp. Class H............... 12,259,200   10,956,231            0.3%
*   China Evergrande Group..............................  2,232,000    8,609,614            0.3%
    Geely Automobile Holdings, Ltd......................  2,045,000    6,341,279            0.2%
    Industrial & Commercial Bank of China, Ltd. Class H. 10,068,460    8,011,121            0.3%
    Ping An Insurance Group Co. of China, Ltd. Class H..    722,000    6,344,892            0.2%
    Tencent Holdings, Ltd...............................    150,500    6,764,236            0.2%
    Other Securities....................................             192,589,061            5.6%
                                                                    ------------            ----
TOTAL CHINA.............................................             239,616,434            7.1%
                                                                    ------------            ----

COLOMBIA -- (0.1%)
    Other Securities....................................               2,536,277            0.1%
                                                                    ------------            ----

CZECH REPUBLIC -- (0.0%)
    Other Securities....................................                 933,665            0.0%
                                                                    ------------            ----

DENMARK -- (1.3%)
    Other Securities....................................              44,354,860            1.3%
                                                                    ------------            ----

EGYPT -- (0.0%)
    Other Securities....................................                 137,803            0.0%
                                                                    ------------            ----

FINLAND -- (1.4%)
    UPM-Kymmene Oyj.....................................    210,965    6,335,756            0.2%
    Other Securities....................................              39,758,243            1.2%
                                                                    ------------            ----
TOTAL FINLAND...........................................              46,093,999            1.4%
                                                                    ------------            ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                              SHARES    VALUE++    OF NET ASSETS**
                                              ------    -------    ---------------
FRANCE -- (5.5%)
    BNP Paribas SA...........................  91,698 $  7,156,976            0.2%
    Cie Generale des Etablissements Michelin.  41,357    5,986,275            0.2%
    Engie SA................................. 309,221    5,226,469            0.2%
    Total SA................................. 219,419   12,229,997            0.4%
    Other Securities.........................          157,055,154            4.6%
                                                      ------------           -----
TOTAL FRANCE.................................          187,654,871            5.6%
                                                      ------------           -----

GERMANY -- (5.6%)
    Allianz SE...............................  28,581    6,672,486            0.2%
    BASF SE.................................. 125,517   13,725,701            0.4%
    Bayerische Motoren Werke AG..............  57,820    5,930,033            0.2%
    Daimler AG............................... 158,406   13,224,706            0.4%
    Deutsche Telekom AG...................... 460,839    8,344,557            0.3%
    E.ON SE.................................. 507,298    6,008,658            0.2%
*   RWE AG................................... 206,559    5,193,690            0.2%
    Other Securities.........................          130,914,360            3.7%
                                                      ------------           -----
TOTAL GERMANY................................          190,014,191            5.6%
                                                      ------------           -----

GREECE -- (0.1%)
    Other Securities.........................            2,564,510            0.1%
                                                      ------------           -----

HONG KONG -- (2.1%)
    AIA Group, Ltd........................... 729,000    5,493,364            0.2%
    Other Securities.........................           66,098,262            1.9%
                                                      ------------           -----
TOTAL HONG KONG..............................           71,591,626            2.1%
                                                      ------------           -----

HUNGARY -- (0.1%)
    Other Securities.........................            3,330,692            0.1%
                                                      ------------           -----

INDIA -- (3.0%)
    Other Securities.........................          100,857,413            3.0%
                                                      ------------           -----

INDONESIA -- (0.6%)
    Other Securities.........................           20,338,828            0.6%
                                                      ------------           -----

IRELAND -- (0.4%)
    Other Securities.........................           13,100,827            0.4%
                                                      ------------           -----

ISRAEL -- (0.5%)
    Other Securities.........................           17,449,460            0.5%
                                                      ------------           -----

ITALY -- (2.1%)
    Other Securities.........................           71,684,161            2.1%
                                                      ------------           -----

JAPAN -- (17.6%)
    Hitachi, Ltd............................. 727,000    5,789,352            0.2%
    Honda Motor Co., Ltd..................... 240,500    7,536,562            0.2%
    Toyota Motor Corp........................ 270,373   16,770,170            0.5%
    Toyota Motor Corp. Sponsored ADR.........  42,528    5,273,472            0.2%
    Other Securities.........................          560,198,159           16.6%
                                                      ------------           -----
TOTAL JAPAN..................................          595,567,715           17.7%
                                                      ------------           -----

MALAYSIA -- (0.7%)
    Other Securities.........................           22,310,739            0.7%
                                                      ------------           -----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                         SHARES    VALUE++    OF NET ASSETS**
                                         ------    -------    ---------------
  MEXICO -- (0.8%)
      Other Securities..................         $ 26,470,204            0.8%
                                                 ------------            ----

  NETHERLANDS -- (2.1%)
      Koninklijke DSM NV................  66,455    5,669,786            0.2%
      Other Securities..................           65,638,824            1.9%
                                                 ------------            ----
  TOTAL NETHERLANDS.....................           71,308,610            2.1%
                                                 ------------            ----

  NEW ZEALAND -- (0.3%)
      Other Securities..................           10,840,320            0.3%
                                                 ------------            ----

  NORWAY -- (0.6%)
      Other Securities..................           20,967,360            0.6%
                                                 ------------            ----

  PERU -- (0.0%)
      Other Securities..................              748,154            0.0%
                                                 ------------            ----

  PHILIPPINES -- (0.3%)
      Other Securities..................            9,040,893            0.3%
                                                 ------------            ----

  POLAND -- (0.4%)
      Other Securities..................           13,215,588            0.4%
                                                 ------------            ----

  PORTUGAL -- (0.2%)
      Other Securities..................            7,068,346            0.2%
                                                 ------------            ----

  RUSSIA -- (0.3%)
      Other Securities..................            8,944,489            0.3%
                                                 ------------            ----

  SINGAPORE -- (0.9%)
      Other Securities..................           30,678,480            0.9%
                                                 ------------            ----

  SOUTH AFRICA -- (1.8%)
      Other Securities..................           59,669,695            1.8%
                                                 ------------            ----

  SOUTH KOREA -- (4.0%)
      Samsung Electronics Co., Ltd......   5,671   13,979,589            0.4%
      Samsung Electronics Co., Ltd. GDR.   8,033    9,904,154            0.3%
      SK Hynix, Inc.....................  69,101    5,095,001            0.2%
      Other Securities..................          105,928,912            3.1%
                                                 ------------            ----
  TOTAL SOUTH KOREA.....................          134,907,656            4.0%
                                                 ------------            ----

  SPAIN -- (1.8%)
      Banco Santander SA................ 904,605    6,132,597            0.2%
      Iberdrola SA...................... 646,207    5,222,003            0.2%
      Other Securities..................           49,055,649            1.4%
                                                 ------------            ----
  TOTAL SPAIN...........................           60,410,249            1.8%
                                                 ------------            ----

  SWEDEN -- (2.2%)
      Other Securities..................           74,260,656            2.2%
                                                 ------------            ----

  SWITZERLAND -- (4.4%)
      ABB, Ltd.......................... 219,337    5,727,992            0.2%
      Lonza Group AG....................  19,759    5,249,198            0.2%
      Nestle SA......................... 261,736   22,022,075            0.7%
      Novartis AG Sponsored ADR......... 117,451    9,699,104            0.3%
      Other Securities..................          105,040,508            3.0%
                                                 ------------            ----
  TOTAL SWITZERLAND.....................          147,738,877            4.4%
                                                 ------------            ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                      SHARES      VALUE++     OF NET ASSETS**
                                                      ------      -------     ---------------
TAIWAN -- (3.6%)
    Other Securities................................           $  123,644,827            3.7%
                                                               --------------           -----

THAILAND -- (0.7%)
    Other Securities................................               22,811,496            0.7%
                                                               --------------           -----

TURKEY -- (0.3%)
    Other Securities................................               11,160,814            0.3%
                                                               --------------           -----

UNITED KINGDOM -- (11.5%)
    Anglo American P.L.C............................   360,657      6,803,077            0.2%
    BP P.L.C. Sponsored ADR.........................   333,610     13,567,922            0.4%
    HSBC Holdings P.L.C. Sponsored ADR..............   236,494     11,533,812            0.4%
    Rio Tinto P.L.C. Sponsored ADR..................   118,367      5,673,330            0.2%
    Royal Dutch Shell P.L.C. Class A................   174,646      5,497,805            0.2%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A.   177,031     11,158,248            0.3%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B.   149,242      9,754,457            0.3%
    Vodafone Group P.L.C............................ 3,174,160      9,079,173            0.3%
    Other Securities................................              316,223,977            9.3%
                                                               --------------           -----
TOTAL UNITED KINGDOM................................              389,291,801           11.6%
                                                               --------------           -----

UNITED STATES -- (0.0%)
    Other Securities................................                  353,581            0.0%
                                                               --------------           -----
TOTAL COMMON STOCKS.................................            3,322,241,933           98.6%
                                                               --------------           -----

PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Other Securities................................               16,846,304            0.5%
                                                               --------------           -----

CHILE -- (0.0%)
    Other Securities................................                  119,965            0.0%
                                                               --------------           -----

COLOMBIA -- (0.0%)
    Other Securities................................                  515,443            0.0%
                                                               --------------           -----

GERMANY -- (0.4%)
    Volkswagen AG...................................    35,025      6,413,187            0.2%
    Other Securities................................                6,739,908            0.2%
                                                               --------------           -----
TOTAL GERMANY.......................................               13,153,095            0.4%
                                                               --------------           -----

INDIA -- (0.0%)
    Other Securities................................                    1,070            0.0%
                                                               --------------           -----
TOTAL PREFERRED STOCKS..............................               30,635,877            0.9%
                                                               --------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities................................                   25,877            0.0%
                                                               --------------           -----

BRAZIL -- (0.0%)
    Other Securities................................                   10,827            0.0%
                                                               --------------           -----

CHILE -- (0.0%)
    Other Securities................................                   11,142            0.0%
                                                               --------------           -----

FRANCE -- (0.0%)
    Other Securities................................                       40            0.0%
                                                               --------------           -----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                          SHARES      VALUE++     OF NET ASSETS**
                                          ------      -------     ---------------
 HONG KONG -- (0.0%)
        Other Securities................           $          741            0.0%
                                                   --------------          ------

 INDIA -- (0.0%)
        Other Securities................                    9,749            0.0%
                                                   --------------          ------

 MALAYSIA -- (0.0%)
        Other Securities................                   10,068            0.0%
                                                   --------------          ------

 SOUTH KOREA -- (0.0%)
        Other Securities................                   20,562            0.0%
                                                   --------------          ------

 SPAIN -- (0.0%)
        Other Securities................                  136,218            0.0%
                                                   --------------          ------

 SWITZERLAND -- (0.0%)
        Other Securities................                    4,434            0.0%
                                                   --------------          ------

 TAIWAN -- (0.0%)
        Other Securities................                   16,454            0.0%
                                                   --------------          ------

 THAILAND -- (0.0%)
        Other Securities................                   42,899            0.0%
                                                   --------------          ------
 TOTAL RIGHTS/WARRANTS..................                  289,011            0.0%
                                                   --------------          ------
 TOTAL INVESTMENT SECURITIES............            3,353,166,821
                                                   --------------

                                                      VALUE+
                                                      ------
 SECURITIES LENDING COLLATERAL -- (1.0%)
 (S)@   DFA Short Term Investment Fund.. 2,876,530     33,284,324            1.0%
                                                   --------------          ------
 TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,566,976,511)..............             $3,386,451,145          100.5%
                                                   ==============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ----------------------------------------------
                            LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                          ------------ ------------ ------- ------------
        Common Stocks
          Australia...... $  2,535,880 $145,070,139   --    $147,606,019
          Austria........           --   17,684,415   --      17,684,415
          Belgium........    1,179,769   37,315,702   --      38,495,471
          Brazil.........   47,828,465           --   --      47,828,465
          Canada.........  205,564,182           --   --     205,564,182
          Chile..........    3,452,640    7,940,574   --      11,393,214
          China..........   24,994,798  214,621,636   --     239,616,434
          Colombia.......    2,536,277           --   --       2,536,277
          Czech Republic.           --      933,665   --         933,665
          Denmark........    1,535,748   42,819,112   --      44,354,860
          Egypt..........           --      137,803   --         137,803
          Finland........       28,134   46,065,865   --      46,093,999
          France.........    3,469,222  184,185,649   --     187,654,871
          Germany........   11,338,697  178,675,494   --     190,014,191
          Greece.........           --    2,564,510   --       2,564,510
          Hong Kong......      307,082   71,284,544   --      71,591,626

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks (Continued)
  Hungary..................... $         -- $    3,330,692   --    $    3,330,692
  India.......................    2,971,253     97,886,160   --       100,857,413
  Indonesia...................      358,158     19,980,670   --        20,338,828
  Ireland.....................    2,584,265     10,516,562   --        13,100,827
  Israel......................    2,387,509     15,061,951   --        17,449,460
  Italy.......................    2,259,252     69,424,909   --        71,684,161
  Japan.......................   14,941,869    580,625,846   --       595,567,715
  Malaysia....................           --     22,310,739   --        22,310,739
  Mexico......................   26,461,128          9,076   --        26,470,204
  Netherlands.................   12,074,952     59,233,658   --        71,308,610
  New Zealand.................       29,682     10,810,638   --        10,840,320
  Norway......................      797,643     20,169,717   --        20,967,360
  Peru........................      748,154             --   --           748,154
  Philippines.................      156,109      8,884,784   --         9,040,893
  Poland......................           --     13,215,588   --        13,215,588
  Portugal....................           --      7,068,346   --         7,068,346
  Russia......................    1,580,101      7,364,388   --         8,944,489
  Singapore...................           --     30,678,480   --        30,678,480
  South Africa................    5,842,330     53,827,365   --        59,669,695
  South Korea.................    6,414,410    128,493,246   --       134,907,656
  Spain.......................    4,549,893     55,860,356   --        60,410,249
  Sweden......................      568,098     73,692,558   --        74,260,656
  Switzerland.................   15,812,285    131,926,592   --       147,738,877
  Taiwan......................    5,442,858    118,201,969   --       123,644,827
  Thailand....................   22,781,701         29,795   --        22,811,496
  Turkey......................       85,984     11,074,830   --        11,160,814
  United Kingdom..............   84,782,577    304,509,224   --       389,291,801
  United States...............           --        353,581   --           353,581
Preferred Stocks
  Brazil......................   16,846,304             --   --        16,846,304
  Chile.......................           --        119,965   --           119,965
  Colombia....................      515,443             --   --           515,443
  Germany.....................           --     13,153,095   --        13,153,095
  India.......................        1,070             --   --             1,070
Rights/Warrants
  Australia...................           --         25,877   --            25,877
  Brazil......................           --         10,827   --            10,827
  Chile.......................           --         11,142   --            11,142
  France......................           --             40   --                40
  Hong Kong...................           --            741   --               741
  India.......................           --          9,749   --             9,749
  Malaysia....................           --         10,068   --            10,068
  South Korea.................           --         20,562   --            20,562
  Spain.......................           --        136,218   --           136,218
  Switzerland.................           --          4,434   --             4,434
  Taiwan......................           --         16,454   --            16,454
  Thailand....................           --         42,899   --            42,899
Securities Lending Collateral.           --     33,284,324   --        33,284,324
                               ------------ --------------   --    --------------
TOTAL......................... $535,763,922 $2,850,687,223   --    $3,386,451,145
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                        TAX-MANAGED
                                                           U.S.        TAX-MANAGED     TAX-MANAGED     TAX-MANAGED
                                                        MARKETWIDE     U.S. EQUITY    U.S. TARGETED   U.S. SMALL CAP
                                                      VALUE PORTFOLIO  PORTFOLIO*    VALUE PORTFOLIO*   PORTFOLIO*
                                                      --------------- -------------- ---------------- --------------
ASSETS:
Investments in Affiliated Investment Company at
 Value............................................... $    4,851,479              --              --              --
Investments at Value (including $0, $256,572,
 $820,785 and $678,988 of securities on loan,
 respectively).......................................             --  $    3,300,899  $    4,722,693  $    2,930,600
Temporary Cash Investments at Value & Cost...........             --          12,730          10,543           4,358
Collateral from Securities on Loan Invested in
 Affiliate at Value (including cost of $0, $129,541,
 $526,458 and $475,634)..............................             --         129,515         526,461         475,650
Cash.................................................             --              --               2              --
Receivables:
  Investment Securities/Affiliated Investment
   Company Sold......................................             --               2             274             316
  Dividends, Interest and Tax Reclaims...............             --           2,502           1,328             716
  Securities Lending Income..........................             --              67             289             261
  Fund Shares Sold...................................            759             869           1,358             692
Prepaid Expenses and Other Assets....................             29              27              44              28
                                                      --------------  --------------  --------------  --------------
     Total Assets....................................      4,852,267       3,446,611       5,262,992       3,412,621
                                                      --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...................             --         129,490         526,400         475,624
  Investment Securities/Affiliated Investment
   Company Purchased.................................             --           4,835              37           1,005
  Fund Shares Redeemed...............................          1,095             818             841             830
  Due to Advisor.....................................            616             557           1,681           1,240
Accrued Expenses and Other Liabilities...............            194             271             352             217
                                                      --------------  --------------  --------------  --------------
     Total Liabilities...............................          1,905         135,971         529,311         478,916
                                                      --------------  --------------  --------------  --------------
NET ASSETS........................................... $    4,850,362  $    3,310,640  $    4,733,681  $    2,933,705
                                                      ==============  ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..............    160,090,186     118,209,556     124,765,859      66,143,751
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                           $        30.30  $        28.01  $        37.94  $        44.35
                                                      ==============  ==============  ==============  ==============
Investments at Cost.................................. $          N/A  $    1,739,906  $    2,681,517  $    1,539,333
                                                      ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $    2,492,344  $    1,748,189  $    2,512,944  $    1,463,270
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income).................          5,654           1,361             757             134
Accumulated Net Realized Gain (Loss).................        151,289             118         178,801          79,018
Net Unrealized Appreciation (Depreciation)...........      2,201,075       1,560,972       2,041,179       1,391,283
                                                      --------------  --------------  --------------  --------------
NET ASSETS........................................... $    4,850,362  $    3,310,640  $    4,733,681  $    2,933,705
                                                      ==============  ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED......................  1,700,000,000   1,500,000,000   1,700,000,000   1,500,000,000
                                                      ==============  ==============  ==============  ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                      TAX-MANAGED     T.A. WORLD EX
                                                                     T.A. U.S. CORE       DFA           U.S. CORE
                                                                        EQUITY 2     INTERNATIONAL       EQUITY
                                                                       PORTFOLIO*   VALUE PORTFOLIO*   PORTFOLIO*
                                                                     -------------- ---------------- --------------
ASSETS:
Investments at Value (including $1,315,488, $59,801 and $50,439 of
 securities on loan, respectively).................................. $    8,203,931  $    3,881,487  $    3,353,167
Temporary Cash Investments at Value & Cost..........................         26,053              --              --
Collateral from Securities on Loan Invested in Affiliate at Value
 (including cost of $832,567, $26,848 and $33,285)..................        832,616          26,847          33,284
Segregated Cash for Futures Contracts...............................             --             627              --
Foreign Currencies at Value.........................................             --          19,415           4,981
Cash................................................................              2           4,921           7,026
Receivables:
  Investment Securities Sold........................................             13              --             570
  Dividends, Interest and Tax Reclaims..............................          5,502          13,332           7,465
  Securities Lending Income.........................................            346             225             182
  Fund Shares Sold..................................................          3,482           1,374           1,245
  Futures Margin Variation..........................................             --              44              --
Unrealized Gain on Foreign Currency Contracts.......................             --              --               3
Prepaid Expenses and Other Assets...................................             64              38              17
                                                                     --------------  --------------  --------------
     Total Assets...................................................      9,072,009       3,948,310       3,407,940
                                                                     --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................        832,607          26,855          33,280
  Investment Securities Purchased...................................          4,289              --           2,960
  Fund Shares Redeemed..............................................          2,110           1,415           1,488
  Due to Advisor....................................................          1,522           1,644             904
Unrealized Loss on Foreign Currency Contracts.......................             --              --               2
Accrued Expenses and Other Liabilities..............................            543             327             307
                                                                     --------------  --------------  --------------
     Total Liabilities..............................................        841,071          30,241          38,941
                                                                     --------------  --------------  --------------
NET ASSETS.......................................................... $    8,230,938  $    3,918,069  $    3,368,999
                                                                     ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).............................    468,674,495     239,007,120     292,263,125
                                                                     ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE.............................................................. $        17.56  $        16.39  $        11.53
                                                                     ==============  ==============  ==============
Investments at Cost................................................. $    4,642,619  $    3,289,500  $    2,533,692
                                                                     ==============  ==============  ==============
Foreign Currencies at Cost.......................................... $           --  $       19,732  $        5,010
                                                                     ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $    4,597,515  $    3,369,443  $    2,590,448
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................          6,244          11,086           6,626
Accumulated Net Realized Gain (Loss)................................         65,818         (54,823)        (47,527)
Net Unrealized Foreign Exchange Gain (Loss).........................             --              29               7
Net Unrealized Appreciation (Depreciation)..........................      3,561,361         592,334         819,445
                                                                     --------------  --------------  --------------
NET ASSETS.......................................................... $    8,230,938  $    3,918,069  $    3,368,999
                                                                     ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED.....................................  2,000,000,000   1,700,000,000   1,500,000,000
                                                                     ==============  ==============  ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                       TAX-MANAGED
                                                                          U.S.                  TAX-MANAGED
                                                                       MARKETWIDE  TAX-MANAGED U.S. TARGETED  TAX-MANAGED
                                                                          VALUE    U.S. EQUITY     VALUE       U.S. SMALL
                                                                       PORTFOLIO*# PORTFOLIO#   PORTFOLIO#   CAP PORTFOLIO#
                                                                       ----------- ----------- ------------- --------------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment
   Company:
    Dividends (Net of Foreign Taxes Withheld of $4, $0, $0 and $0,
     respectively)....................................................  $101,067          --           --             --
    Income from Securities Lending....................................       493          --           --             --
    Expenses Allocated from Affiliated Investment Company.............    (9,570)         --           --             --
                                                                        --------    --------     --------       --------
     Total Net Investment Income Received from Affiliated
      Investment Company..............................................    91,990          --           --             --
                                                                        --------    --------     --------       --------
FUND INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $0, $5, $26 and $17,
   respectively)......................................................        --    $ 57,227     $ 61,956       $ 34,598
  Income..............................................................        --         708        2,296          2,362
                                                                        --------    --------     --------       --------
     Total Investment Income..........................................        --      57,935       64,252         36,960
                                                                        --------    --------     --------       --------
FUND EXPENSES
  Investment Management Fees..........................................    15,912       6,032       18,269         13,353
  Accounting & Transfer Agent Fees....................................        74         181          277            176
  Custodian Fees......................................................        --          37           55             39
  Filing Fees.........................................................        79          70          107             73
  Shareholders' Reports...............................................        66          38           65             47
  Directors'/Trustees' Fees & Expenses................................        45          29           43             27
  Professional Fees...................................................        15          49           70             44
  Other...............................................................        23          87          123             78
                                                                        --------    --------     --------       --------
     Total Expenses...................................................    16,214       6,523       19,009         13,837
                                                                        --------    --------     --------       --------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C).................................    (9,093)         81           --             --
                                                                        --------    --------     --------       --------
  Net Expenses........................................................     7,121       6,604       19,009         13,837
                                                                        --------    --------     --------       --------
  NET INVESTMENT INCOME (LOSS)........................................    84,869      51,331       45,243         23,123
                                                                        --------    --------     --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**......................................   156,290     226,688      184,340         82,575
    Affiliated Investment Companies Shares Sold.......................        --          46           48              8
    Futures...........................................................        56       3,359        1,430            294
    Foreign Currency Transactions.....................................        --          --            2              3
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.............................................   653,780     361,678      730,643        504,335
    Affiliated Investment Companies Shares............................        --         (59)         (86)           (58)
    Futures...........................................................        --         507           --             --
                                                                        --------    --------     --------       --------
  NET REALIZED AND UNREALIZED GAIN (LOSS).............................   810,126     592,219      916,377        587,157
                                                                        --------    --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $894,995    $643,550     $961,620       $610,280
                                                                        ========    ========     ========       ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                        TAX-MANAGED
                                                                                            DFA      T.A. WORLD EX
                                                                        T.A. U.S. CORE INTERNATIONAL   U.S. CORE
                                                                           EQUITY 2        VALUE        EQUITY
                                                                          PORTFOLIO#    PORTFOLIO#    PORTFOLIO#
                                                                        -------------- ------------- -------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $27, $9,898 and $7,470,
   respectively).......................................................   $  128,684     $103,405      $ 72,051
  Non Cash Income......................................................           --       17,175         5,109
  Income from Securities Lending.......................................        3,152        1,176         2,449
                                                                          ----------     --------      --------
     Total Investment Income...........................................      131,836      121,756        79,609
                                                                          ----------     --------      --------
FUND EXPENSES
  Investment Management Fees...........................................       16,150       17,256         9,737
  Accounting & Transfer Agent Fees.....................................          419          242           195
  Custodian Fees.......................................................           86          319           663
  Filing Fees..........................................................          194          132           108
  Shareholders' Reports................................................           69           66            48
  Directors'/Trustees' Fees & Expenses.................................           71           33            27
  Professional Fees....................................................          118           76            93
  Other................................................................          207          121           112
                                                                          ----------     --------      --------
     Total Expenses....................................................       17,314       18,245        10,983
                                                                          ----------     --------      --------
  Fees Paid Indirectly (Note C)........................................           --         (228)          (88)
                                                                          ----------     --------      --------
  Net Expenses.........................................................       17,314       18,017        10,895
                                                                          ----------     --------      --------
  NET INVESTMENT INCOME (LOSS).........................................      114,522      103,739        68,714
                                                                          ----------     --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**.......................................       68,376       50,070         9,664
    Affiliated Investment Companies Shares Sold........................          (49)          (9)            4
    Futures............................................................           --        3,348            --
    Foreign Currency Transactions......................................            2         (329)         (265)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................    1,376,859      644,611       582,092
    Affiliated Investment Companies Shares.............................          (68)          (6)           (7)
    Futures............................................................           --        1,460            --
    Translation of Foreign Currency Denominated Amounts................           --          411           174
                                                                          ----------     --------      --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    1,445,120      699,556       591,662
                                                                          ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........   $1,559,642     $803,295      $660,376
                                                                          ==========     ========      ========

----------
**Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                          TAX-MANAGED U.S.        TAX-MANAGED U.S. EQUITY TAX-MANAGED U.S. TARGETED
                                       MARKETWIDE VALUE PORTFOLIO        PORTFOLIO            VALUE PORTFOLIO
                                       -------------------------  ----------------------  ------------------------
                                          YEAR          YEAR         YEAR        YEAR        YEAR         YEAR
                                         ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                        OCT. 31,      OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,
                                          2017          2016         2017        2016        2017         2016
                                        ----------   ----------   ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)........ $ 84,869 $        73,162   $   51,331  $   47,494  $   45,243   $   42,145
  Net Realized Gain (Loss) on:
    Investment Securities Sold/
     Affiliated Investment Company
     Sold*............................    156,290       137,584      226,688      88,808     184,340      126,974
    Affiliated Investment
     Companies Shares Sold............         --            --           46          --          48           --
    Futures...........................         56         4,341        3,359       1,284       1,430        4,185
    Foreign Currency
     Transactions.....................         --            --           --          --           2           --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities/
     Affiliated Investment
     Company..........................    653,780      (108,432)     361,678     (30,585)    730,643      (81,804)
    Affiliated Investment
     Companies Shares.................         --            --          (59)         --         (86)          --
    Futures...........................         --            --          507        (507)         --           --
                                        ----------   ----------   ----------  ----------  ----------   ----------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations.......................    894,995       106,655      643,550     106,494     961,620       91,500
                                        ----------   ----------   ----------  ----------  ----------   ----------
Distributions From:
   Net Investment Income..............    (82,721)      (72,925)     (52,066)    (48,479)    (43,922)     (43,827)
   Net Long-Term Gains................   (101,284)           --           --          --    (127,982)    (128,578)
                                        ----------   ----------   ----------  ----------  ----------   ----------
    Total Distributions...............   (184,005)      (72,925)     (52,066)    (48,479)   (171,904)    (172,405)
                                        ----------   ----------   ----------  ----------  ----------   ----------
Capital Share Transactions (1):
  Shares Issued.......................    471,847       604,274      345,297     373,342     471,241      699,094
  Shares Issued in Lieu of Cash
   Distributions......................    181,793        71,818       50,784      46,609     170,374      170,363
  Shares Redeemed.....................   (526,743)     (558,218)    (313,364)   (335,680)   (470,952)    (685,722)
                                        ----------   ----------   ----------  ----------  ----------   ----------
    Net Increase (Decrease) from
     Capital Share
     Transactions.....................    126,897       117,874       82,717      84,271     170,663      183,735
                                        ----------   ----------   ----------  ----------  ----------   ----------
    Total Increase (Decrease) in
     Net Assets.......................    837,887       151,604      674,201     142,286     960,379      102,830
NET ASSETS
  Beginning of Year...................  4,012,475     3,860,871    2,636,439   2,494,153   3,773,302    3,670,472
                                        ----------   ----------   ----------  ----------  ----------   ----------
  End of Year......................... $4,850,362    $4,012,475   $3,310,640  $2,636,439  $4,733,681   $3,773,302
                                        ==========   ==========   ==========  ==========  ==========   ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.......................     16,503        24,749       13,450      17,067      13,305       24,009
  Shares Issued in Lieu of Cash
   Distributions......................      6,410         2,864        1,962       2,081       4,750        5,626
  Shares Redeemed.....................    (18,433)      (22,805)     (12,181)    (15,202)    (13,207)     (23,205)
                                        ----------   ----------   ----------  ----------  ----------   ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................      4,480         4,808        3,231       3,946       4,848        6,430
                                        ==========   ==========   ==========  ==========  ==========   ==========
UNDISTRIBUTED NET INVESTMENT
 INCOME (DISTRIBUTIONS IN EXCESS
 OF NET INVESTMENT INCOME)............ $    5,654    $    5,630   $    1,361  $    4,408  $      757   $      586

                                          TAX-MANAGED U.S.
                                         SMALL CAP PORTFOLIO
                                       ----------------------
                                          YEAR        YEAR
                                         ENDED       ENDED
                                        OCT. 31,    OCT. 31,
                                          2017        2016
                                       ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)........ $   23,123  $   22,649
  Net Realized Gain (Loss) on:
    Investment Securities Sold/
     Affiliated Investment Company
     Sold*............................     82,575      54,458
    Affiliated Investment
     Companies Shares Sold............          8          --
    Futures...........................        294         259
    Foreign Currency
     Transactions.....................          3          --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities/
     Affiliated Investment
     Company..........................    504,335       9,515
    Affiliated Investment
     Companies Shares.................        (58)         --
    Futures...........................         --          --
                                       ----------  ----------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations.......................    610,280      86,881
                                       ----------  ----------
Distributions From:
   Net Investment Income..............    (22,983)    (22,742)
   Net Long-Term Gains................    (54,088)    (94,181)
                                       ----------  ----------
    Total Distributions...............    (77,071)   (116,923)
                                       ----------  ----------
Capital Share Transactions (1):
  Shares Issued.......................    305,494     416,890
  Shares Issued in Lieu of Cash
   Distributions......................     75,950     114,492
  Shares Redeemed.....................   (277,642)   (394,954)
                                       ----------  ----------
    Net Increase (Decrease) from
     Capital Share
     Transactions.....................    103,802     136,428
                                       ----------  ----------
    Total Increase (Decrease) in
     Net Assets.......................    637,011     106,386
NET ASSETS
  Beginning of Year...................  2,296,694   2,190,308
                                       ----------  ----------
  End of Year......................... $2,933,705  $2,296,694
                                       ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.......................      7,440      12,370
  Shares Issued in Lieu of Cash
   Distributions......................      1,834       3,318
  Shares Redeemed.....................     (6,751)    (11,643)
                                       ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................      2,523       4,045
                                       ==========  ==========
UNDISTRIBUTED NET INVESTMENT
 INCOME (DISTRIBUTIONS IN EXCESS
 OF NET INVESTMENT INCOME)............ $      134  $      547

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                T.A. U.S. CORE EQUITY 2      TAX-MANAGED DFA           T.A. WORLD EX U.S. CORE
                                                       PORTFOLIO         INTERNATIONAL VALUE PORTFOLIO    EQUITY PORTFOLIO
                                                -----------------------  ----------------------------  ----------------------
                                                   YEAR         YEAR        YEAR            YEAR          YEAR        YEAR
                                                  ENDED        ENDED       ENDED           ENDED         ENDED       ENDED
                                                 OCT. 31,     OCT. 31,    OCT. 31,        OCT. 31,      OCT. 31,    OCT. 31,
                                                   2017         2016        2017            2016          2017        2016
                                                ----------  -----------   ----------     -----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................. $  114,522  $   105,500  $  103,739     $    92,980    $   68,714  $   56,403
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................     68,376       (4,863)     50,070         (82,213)        9,664     (25,607)
    Affiliated Investment Companies Shares
     Sold......................................        (49)          --          (9)             --             4          --
    Futures....................................         --        5,040       3,348           2,620            --          --
    Foreign Currency Transactions..............          2           --        (329)            434          (265)        344
    Forward Currency Contracts.................         --           --          --             (20)           --           6
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................  1,376,859      119,407     644,611         (19,773)      582,092      50,075
    Affiliated Investment Companies
     Shares....................................        (68)          --          (6)             --            (7)         --
    Futures....................................         --           --       1,460            (800)           --          --
    Translation of Foreign Currency
     Denominated Amounts.......................         --           --         411            (301)          174        (113)
                                                ----------  -----------   ----------     -----------   ----------  ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................  1,559,642      225,084     803,295          (7,073)      660,376      81,108
                                                ----------  -----------   ----------     -----------   ----------  ----------
Distributions From:
    Net Investment Income......................   (115,587)    (104,283)    (99,420)        (92,814)      (68,459)    (56,154)
    Net Long-Term Gains........................       (231)        (166)         --              --            --          --
                                                ----------  -----------   ----------     -----------   ----------  ----------
     Total Distributions.......................   (115,818)    (104,449)    (99,420)        (92,814)      (68,459)    (56,154)
                                                ----------  -----------   ----------     -----------   ----------  ----------
Capital Share Transactions (1):
  Shares Issued................................  1,216,846    1,468,327     521,234       1,176,415       636,884     917,900
  Shares Issued in Lieu of Cash
   Distributions...............................    114,916      103,804      98,482          91,799        68,018      55,965
  Shares Redeemed..............................   (763,920)  (1,022,647)   (410,547)     (1,158,233)     (335,168)   (715,784)
                                                ----------  -----------   ----------     -----------   ----------  ----------
     Net Increase (Decrease) from Capital
      Share Transactions.......................    567,842      549,484     209,169         109,981       369,734     258,081
                                                ----------  -----------   ----------     -----------   ----------  ----------
     Total Increase (Decrease) in Net
      Assets...................................  2,011,666      670,119     913,044          10,094       961,651     283,035
NET ASSETS
  Beginning of Year............................  6,219,272    5,549,153   3,005,025       2,994,931     2,407,348   2,124,313
                                                ----------  -----------   ----------     -----------   ----------  ----------
  End of Year.................................. $8,230,938  $ 6,219,272  $3,918,069     $ 3,005,025    $3,368,999  $2,407,348
                                                ==========  ===========   ==========     ===========   ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued................................     74,772      108,691      35,464          94,213        62,099     104,147
  Shares Issued in Lieu of Cash
   Distributions...............................      7,003        7,436       6,610           7,334         6,507       6,257
  Shares Redeemed..............................    (47,107)     (75,853)    (27,853)        (92,625)      (32,901)    (82,262)
                                                ----------  -----------   ----------     -----------   ----------  ----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................     34,668       40,274      14,221           8,922        35,705      28,142
                                                ==========  ===========   ==========     ===========   ==========  ==========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)............................ $    6,244  $     9,703  $   11,086     $     7,613    $    6,626  $    6,348

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
                                                            -----------------------------------------------------------
                                                                 YEAR           YEAR           YEAR           YEAR
                                                                ENDED          ENDED          ENDED          ENDED
                                                               OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,
                                                                 2017           2016           2015           2014
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year......................... $    25.79     $    25.60     $    25.33     $    22.35
                                                            ----------     ----------     ----------     ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).........................       0.54           0.47           0.43           0.35
  Net Gains (Losses) on Securities (Realized and
   Unrealized).............................................       5.14           0.19           0.25           2.98
                                                                           ----------     ----------     ----------
   Total from Investment Operations........................       5.68           0.66           0.68           3.33
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income....................................      (0.52)         (0.47)         (0.41)         (0.35)
  Net Realized Gains.......................................      (0.65)            --             --             --
                                                                           ----------     ----------     ----------
   Total Distributions.....................................      (1.17)         (0.47)         (0.41)         (0.35)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................... $    30.30     $    25.79     $    25.60     $    25.33
=========================================================== ==========     ==========     ==========     ==========
Total Return...............................................      22.41%          2.66%          2.73%         14.98%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................ $4,850,362     $4,012,475     $3,860,871     $3,664,174
Ratio of Expenses to Average Net Assets....................       0.37%(B)       0.37%(B)       0.37%(B)       0.37%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor)................................       0.57%(B)       0.57%(B)       0.43%(B)       0.37%(B)
Ratio of Net Investment Income to Average Net Assets.......       1.87%          1.90%          1.65%          1.45%
Portfolio Turnover Rate....................................        N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------

                                                            -----------
                                                                 YEAR
                                                                ENDED
                                                               OCT. 31,
                                                                 2013
---------------------------------------------------------------------------
Net Asset Value, Beginning of Year......................... $    16.76
                                                            ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).........................       0.32
  Net Gains (Losses) on Securities (Realized and
   Unrealized).............................................       5.60
                                                            ----------
   Total from Investment Operations........................       5.92
---------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income....................................      (0.33)
  Net Realized Gains.......................................         --
                                                            ----------
   Total Distributions.....................................      (0.33)
---------------------------------------------------------------------------
Net Asset Value, End of Year............................... $    22.35
=========================================================== ==========
Total Return...............................................      35.71%
---------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................ $3,110,436
Ratio of Expenses to Average Net Assets....................       0.37%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor)................................       0.37%(B)
Ratio of Net Investment Income to Average Net Assets.......       1.66%
Portfolio Turnover Rate....................................        N/A
---------------------------------------------------------------------------

                                                                         TAX-MANAGED U.S. EQUITY PORTFOLIO
                                                            ----------------------------------------------------------
                                                               YEAR        YEAR        YEAR        YEAR        YEAR
                                                              ENDED       ENDED       ENDED       ENDED       ENDED
                                                             OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                               2017        2016        2015        2014        2013
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year......................... $    22.93  $    22.46  $    21.89  $    19.20  $    15.16
                                                            ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).........................       0.44        0.42        0.40        0.34        0.32
  Net Gains (Losses) on Securities (Realized and
   Unrealized).............................................       5.09        0.48        0.56        2.69        4.05
                                                            ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations........................       5.53        0.90        0.96        3.03        4.37
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income....................................      (0.45)      (0.43)      (0.39)      (0.34)      (0.33)
  Net Realized Gains.......................................         --          --          --          --          --
                                                            ----------  ----------  ----------  ----------  ----------
   Total Distributions.....................................      (0.45)      (0.43)      (0.39)      (0.34)      (0.33)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................... $    28.01  $    22.93  $    22.46  $    21.89  $    19.20
=========================================================== ==========  ==========  ==========  ==========  ==========
Total Return...............................................      24.27%       4.05%       4.47%      15.89%      29.15%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)........................ $3,310,640  $2,636,439  $2,494,153  $2,311,451  $1,991,461
Ratio of Expenses to Average Net Assets....................       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor)................................       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net Assets.......       1.70%       1.87%       1.79%       1.66%       1.89%
Portfolio Turnover Rate....................................          8%          4%          1%          2%          3%
-----------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                                                              ----------------------------------------------------------
                                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                 2017        2016        2015        2014        2013
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $    31.47  $    32.34  $    33.34  $    31.06  $    22.89
                                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A)...........................       0.37        0.36        0.39        0.26        0.33
  Net Gains (Losses) on Securities (Realized and Unrealized).       7.53        0.28        0.16        3.11        8.69
                                                              ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..........................       7.90        0.64        0.55        3.37        9.02
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
-
  Net Investment Income......................................      (0.36)      (0.37)      (0.37)      (0.27)      (0.34)
  Net Realized Gains.........................................      (1.07)      (1.14)      (1.18)      (0.82)      (0.51)
                                                              ----------  ----------  ----------  ----------  ----------
   Total Distributions.......................................      (1.43)      (1.51)      (1.55)      (1.09)      (0.85)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $    37.94  $    31.47  $    32.34  $    33.34  $    31.06
============================================================= ==========  ==========  ==========  ==========  ==========
Total Return.................................................      25.40%       2.21%       1.89%      11.10%      40.60%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $4,733,681  $3,773,302  $3,670,472  $3,572,307  $3,201,053
Ratio of Expenses to Average Net Assets......................       0.44%       0.44%       0.44%       0.43%       0.44%
Ratio of Net Investment Income to Average Net Assets.........       1.04%       1.17%       1.19%       0.80%       1.24%
Portfolio Turnover Rate......................................         14%         20%         14%          7%          6%
--------------------------------------------------------------------------------------------------------------------------

                                                                         TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                                                              ----------------------------------------------------------
                                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                 2017        2016        2015        2014        2013
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $    36.10  $    36.77  $    36.99  $    34.31  $    24.93
                                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A)...........................       0.36        0.36        0.36        0.25        0.35
  Net Gains (Losses) on Securities (Realized and Unrealized).       9.10        0.92        0.45        2.69        9.40
                                                              ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..........................       9.46        1.28        0.81        2.94        9.75
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
-
  Net Investment Income......................................      (0.36)      (0.37)      (0.34)      (0.26)      (0.37)
  Net Realized Gains.........................................      (0.85)      (1.58)      (0.69)         --          --
                                                              ----------  ----------  ----------  ----------  ----------
   Total Distributions.......................................      (1.21)      (1.95)      (1.03)      (0.26)      (0.37)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $    44.35  $    36.10  $    36.77  $    36.99  $    34.31
============================================================= ==========  ==========  ==========  ==========  ==========
Total Return.................................................      26.46%       3.75%       2.31%       8.58%      39.55%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $2,933,705  $2,296,694  $2,190,308  $2,092,558  $1,872,935
Ratio of Expenses to Average Net Assets......................       0.52%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets.........       0.87%       1.04%       0.96%       0.70%       1.20%
Portfolio Turnover Rate......................................         11%         10%          8%          7%          7%
-------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           T.A. U.S. CORE EQUITY 2 PORTFOLIO
                                                              ----------------------------------------------------------
                                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                                 2017        2016        2015        2014        2013
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $    14.33  $    14.09  $    14.21  $    12.78  $     9.75
                                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.25        0.25        0.24        0.20        0.19
  Net Gains (Losses) on Securities (Realized and Unrealized).       3.24        0.24        0.05        1.55        3.04
                                                              ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..........................       3.49        0.49        0.29        1.75        3.23
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.26)      (0.25)      (0.23)      (0.20)      (0.19)
  Net Realized Gains.........................................         --          --       (0.18)      (0.12)      (0.01)
                                                              ----------  ----------  ----------  ----------  ----------
   Total Distributions.......................................      (0.26)      (0.25)      (0.41)      (0.32)      (0.20)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $    17.56  $    14.33  $    14.09  $    14.21  $    12.78
============================================================= ==========  ==========  ==========  ==========  ==========
Total Return.................................................      24.47%       3.55%       2.14%      13.88%      33.58%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $8,230,938  $6,219,272  $5,549,153  $5,056,211  $4,103,753
Ratio of Expenses to Average Net Assets......................       0.24%       0.24%       0.24%       0.24%       0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees Paid Indirectly).........       0.24%       0.24%       0.24%       0.24%       0.24%
Ratio of Net Investment Income to Average Net Assets.........       1.56%       1.82%       1.65%       1.51%       1.72%
Portfolio Turnover Rate......................................          2%          7%          7%          7%          2%
--------------------------------------------------------------------------------------------------------------------------

                                                                      TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                                                              -------------------------------------------------------------
                                                                 YEAR         YEAR         YEAR         YEAR        YEAR
                                                                ENDED        ENDED        ENDED        ENDED       ENDED
                                                               OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                                 2017         2016         2015         2014        2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $    13.37  $    13.87   $    15.17   $    15.99   $    12.91
                                                              ----------  ----------   ----------   ----------   ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.45        0.42         0.44         0.66         0.39
  Net Gains (Losses) on Securities (Realized and Unrealized).       3.00       (0.50)       (1.32)       (0.83)        3.09
                                                              ----------  ----------   ----------   ----------   ----------
   Total from Investment Operations..........................       3.45       (0.08)       (0.88)       (0.17)        3.48
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.43)      (0.42)       (0.41)       (0.65)       (0.40)
  Net Realized Gains.........................................         --          --        (0.01)          --           --
                                                              ----------  ----------   ----------   ----------   ----------
   Total Distributions.......................................      (0.43)      (0.42)       (0.42)       (0.65)       (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $    16.39  $    13.37   $    13.87   $    15.17   $    15.99
============================================================= ==========  ==========   ==========   ==========   ==========
Total Return.................................................      26.13%      (0.30)%      (5.93)%      (1.29)%      27.39%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $3,918,069  $3,005,025   $2,994,931   $2,977,257   $2,758,384
Ratio of Expenses to Average Net Assets......................       0.53%       0.53%        0.53%        0.53%        0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees Paid Indirectly).........       0.53%       0.53%        0.53%        0.53%        0.53%
Ratio of Net Investment Income to Average Net Assets.........       3.01%       3.32%        2.99%        4.13%        2.70%
Portfolio Turnover Rate......................................         16%         18%          25%          13%          12%
----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                              ------------------------------------------------------------
                                 YEAR        YEAR         YEAR         YEAR        YEAR
                                ENDED       ENDED        ENDED        ENDED       ENDED
                               OCT. 31,    OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                 2017        2016         2015         2014        2013
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year..................... $     9.38  $     9.30  $     9.94   $    10.25   $     8.56
                              ----------  ----------  ----------   ----------   ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)................       0.25        0.23        0.24         0.28         0.23
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized)...............       2.15        0.08       (0.65)       (0.30)        1.70
                              ----------  ----------  ----------   ----------   ----------
   Total from Investment
    Operations...............       2.40        0.31       (0.41)       (0.02)        1.93
-------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.......      (0.25)      (0.23)      (0.23)       (0.27)       (0.24)
 Net Realized Gains..........         --          --          --        (0.02)          --
   Total Distributions.......      (0.25)      (0.23)      (0.23)       (0.29)       (0.24)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year. $    11.53  $     9.38  $     9.30   $     9.94   $    10.25
============================  ==========  ==========  ==========   ==========   ==========
Total Return.................      25.86%       3.48%      (4.15)%      (0.25)%      22.88%
-------------------------------------------------------------------------------------------
Net Assets, End of Year
 (thousands)................. $3,368,999  $2,407,348  $2,124,313   $1,995,500   $1,725,895
Ratio of Expenses to
 Average Net Assets..........       0.39%       0.45%       0.45%        0.45%        0.46%
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees (Waived),
 (Expenses Reimbursed),
 and/or Previously Waived
 Fees Recovered by Advisor
 and Fees Paid Indirectly)...       0.39%       0.45%       0.45%        0.45%        0.46%
Ratio of Net Investment
 Income to Average Net
 Assets......................       2.42%       2.57%       2.42%        2.71%        2.45%
Portfolio Turnover Rate......          4%          7%          5%           8%           2%
-------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, seven of which (the "Portfolios"), are included in this section of the report. The remaining ninety-three portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   Tax-Managed U.S. Marketwide Value Portfolio (the "Feeder Fund") primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2017, the Feeder Fund owned 73% of its Series.

   The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio each invests directly in securities.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Tax-Managed U.S. Marketwide Value Portfolio's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings (except for the Feeder Fund). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   T.A. World ex U.S. Core Equity Portfolio is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                                                          INVESTMENT
                                                        MANAGEMENT FEES
         -                                              ---------------
         Tax-Managed U.S. Marketwide Value Portfolio...      0.35%
         Tax-Managed U.S. Equity Portfolio.............      0.20%
         Tax-Managed U.S. Targeted Value Portfolio.....      0.42%
         Tax-Managed U.S. Small Cap Portfolio..........      0.50%
         T.A. U.S. Core Equity 2 Portfolio.............      0.22%
         Tax-Managed DFA International Value Portfolio.      0.50%
         T.A. World ex U.S. Core Equity Portfolio(1)...      0.34%

   (1) Effective February 28, 2017, the T.A. World ex U.S. Core Equity Portfolio's investment management fee was reduced from 0.40% to 0.32%.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, and T.A. World ex U.S. Core Equity Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Pursuant to a Fee Waiver Agreement with the Feeder Fund, the Advisor has contractually agreed to waive certain management fees paid by the Feeder Fund, as described in the notes below. The Fee Waiver Agreement with the Feeder Fund will remain in effect permanently, unless terminated by the Fund. For the year ended
October 31, 2017, the Portfolios listed had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                  PREVIOUSLY       NET WAIVED FEES/
                                                  RECOVERY       WAIVED FEES/      EXPENSES ASSUMED
                                    EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  (RECOVERED PREVIOUSLY
                                   LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE     WAIVED FEES/
INSTITUTIONAL CLASS SHARES           AMOUNT   EXPENSES ASSUMED     RECOVERY        EXPENSES ASSUMED)
--------------------------         ---------- ---------------- ----------------- ---------------------
Tax-Managed U.S. Marketwide
  Value Portfolio (1).............    0.35%           --              --                $9,093
Tax-Managed U.S. Equity
  Portfolio (2)...................    0.22%         $ 91              --                   (81)
T.A. U.S. Core Equity 2 Portfolio
  (3).............................    0.30%           --              --                    --
T.A. World ex U.S. Core Equity
  Portfolio(4)....................    0.39%          202              --                    --

   (1) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Feeder Fund to the extent necessary to limit the total management fees paid to the Advisor by the Feeder Fund, including the proportionate share of the management fees the Feeder Fund pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of the Feeder Fund on an annualized basis.

   (2) The Advisor has contractually agreed to waive its management fee and assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of the T.A. U.S. Core Equity 2 Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.

   (4) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the T.A. World ex U.S. Core Equity Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). Prior to January 1, 2017, the Expense Limitation Amount was 0.60% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   In addition, certain Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                          FEES PAID
                                                          INDIRECTLY
                                                          ----------
           Tax-Managed DFA International Value Portfolio.    $228
           T.A. World ex U.S. Core Equity Portfolio......      88

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid to the CCO by the Fund were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

              Tax-Managed U.S. Marketwide Value Portfolio... $130
              Tax-Managed U.S. Equity Portfolio.............  127
              Tax-Managed U.S. Targeted Value Portfolio.....  132
              Tax-Managed U.S. Small Cap Portfolio..........   78
              T.A. U.S. Core Equity 2 Portfolio.............  157
              Tax-Managed DFA International Value Portfolio.  112
              T.A. World ex U.S. Core Equity Portfolio......   64

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                      PURCHASES  SALES
       -                                              --------- --------
       Tax-Managed U.S. Equity Portfolio............. $367,236  $236,706
       Tax-Managed U.S. Targeted Value Portfolio.....  883,436   626,818
       Tax-Managed U.S. Small Cap Portfolio..........  449,010   297,601
       T.A. U.S. Core Equity 2 Portfolio.............  820,397   124,331
       Tax-Managed DFA International Value Portfolio.  721,643   535,504
       T.A. World ex U.S. Core Equity Portfolio......  486,772   114,803

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                                NET
                                                              REALIZED                                     DIVIDEND
                                                               GAIN/                                        INCOME
                                                             (LOSS) ON    CHANGE IN                          FROM
                                                   PROCEEDS   SALES OF   UNREALIZED               SHARES  AFFILIATED
                            BALANCE AT PURCHASES     FROM    AFFILIATED APPRECIATION/ BALANCE AT  AS OF   INVESTMENT
                             10/31/16   AT COST     SALES    INVESTMENT DEPRECIATION   10/31/17  10/31/17 COMPANIES
-                           ---------- ---------- ---------- ---------- ------------- ---------- -------- ----------
TAX-MANAGED U.S. EQUITY
 PORTFOLIO
DFA Short Term Investment
 Fund......................  $235,747  $  515,310 $  621,529    $46         $(59)      $129,515   11,193    $1,455
                             --------  ---------- ----------    ---         ----       --------   ------    ------
Total......................  $235,747  $  515,310 $  621,529    $46         $(59)      $129,515   11,193    $1,455
                             ========  ========== ==========    ===         ====       ========   ======    ======

TAX-MANAGED U.S. TARGETED
 VALUE PORTFOLIO
DFA Short Term Investment
 Fund......................  $532,461  $1,968,767 $1,974,729    $48         $(86)      $526,461   45,498    $5,006
                             --------  ---------- ----------    ---         ----       --------   ------    ------
Total......................  $532,461  $1,968,767 $1,974,729    $48         $(86)      $526,461   45,498    $5,006
                             ========  ========== ==========    ===         ====       ========   ======    ======

TAX-MANAGED U.S. SMALL CAP
 PORTFOLIO
DFA Short Term Investment
 Fund......................  $462,987  $1,819,053 $1,806,340    $ 8         $(58)      $475,650   41,107    $4,697
                             --------  ---------- ----------    ---         ----       --------   ------    ------
Total......................  $462,987  $1,819,053 $1,806,340    $ 8         $(58)      $475,650   41,107    $4,697
                             ========  ========== ==========    ===         ====       ========   ======    ======



                            CAPITAL GAIN
                            DISTRIBUTIONS
                                FROM
                             AFFILIATED
                             INVESTMENT
-                           -------------
TAX-MANAGED U.S. EQUITY
 PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
Total......................      --
                                 ==

TAX-MANAGED U.S. TARGETED
 VALUE PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
Total......................      --
                                 ==

TAX-MANAGED U.S. SMALL CAP
 PORTFOLIO
DFA Short Term Investment
 Fund......................      --
                                 --
Total......................      --
                                 ==


                                                                    NET
                                                                  REALIZED                                     DIVIDEND
                                                                   GAIN/                                        INCOME
                                                                 (LOSS) ON    CHANGE IN                          FROM
                                                       PROCEEDS   SALES OF   UNREALIZED               SHARES  AFFILIATED
                                BALANCE AT PURCHASES     FROM    AFFILIATED APPRECIATION/ BALANCE AT  AS OF   INVESTMENT
                                 10/31/16   AT COST     SALES    INVESTMENT DEPRECIATION   10/31/17  10/31/17 COMPANIES
-                               ---------- ---------- ---------- ---------- ------------- ---------- -------- ----------
T.A. U.S. CORE EQUITY 2
 PORTFOLIO
DFA Short Term Investment
 Fund..........................  $706,220  $3,488,934 $3,362,421    $(49)       $(68)      $832,616   71,957    $7,254
                                 --------  ---------- ----------    ----        ----       --------   ------    ------
Total..........................  $706,220  $3,488,934 $3,362,421    $(49)       $(68)      $832,616   71,957    $7,254
                                 ========  ========== ==========    ====        ====       ========   ======    ======

TAX-MANAGED DFA
 INTERNATIONAL VALUE PORTFOLIO
DFA Short Term Investment
 Fund..........................  $ 49,318  $  794,927 $  817,383    $ (9)       $ (6)      $ 26,847    2,320    $  493
                                 --------  ---------- ----------    ----        ----       --------   ------    ------
Total..........................  $ 49,318  $  794,927 $  817,383    $ (9)       $ (6)      $ 26,847    2,320    $  493
                                 ========  ========== ==========    ====        ====       ========   ======    ======

T.A. WORLD EX U.S. CORE EQUITY
 PORTFOLIO
DFA Short Term Investment
 Fund..........................  $ 58,207  $  253,882 $  278,802    $  4        $ (7)      $ 33,284    2,877    $  499
                                 --------  ---------- ----------    ----        ----       --------   ------    ------
Total..........................  $ 58,207  $  253,882 $  278,802    $  4        $ (7)      $ 33,284    2,877    $  499
                                 ========  ========== ==========    ====        ====       ========   ======    ======


                                CAPITAL GAIN
                                DISTRIBUTIONS
                                    FROM
                                 AFFILIATED
                                 INVESTMENT
-                               -------------
T.A. U.S. CORE EQUITY 2
 PORTFOLIO
DFA Short Term Investment
 Fund..........................      --
                                     --
Total..........................      --
                                     ==

TAX-MANAGED DFA
 INTERNATIONAL VALUE PORTFOLIO
DFA Short Term Investment
 Fund..........................      --
                                     --
Total..........................      --
                                     ==

T.A. WORLD EX U.S. CORE EQUITY
 PORTFOLIO
DFA Short Term Investment
 Fund..........................      --
                                     --
Total..........................      --
                                     ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies", non-deductible expenses, foreign capital gains tax, tax equalization, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                  INCREASE       INCREASE
                                                                 (DECREASE)     (DECREASE)
                                                  INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                 (DECREASE)    NET INVESTMENT  NET REALIZED
                                               PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                               --------------- -------------- --------------
Tax-Managed U.S. Marketwide Value Portfolio...     $ 6,746        $(2,124)       $(4,622)
Tax-Managed U.S. Equity Portfolio.............      (1,006)        (2,312)         3,318
Tax-Managed U.S. Targeted Value Portfolio.....       5,937         (1,150)        (4,787)
Tax-Managed U.S. Small Cap Portfolio..........       2,691           (553)        (2,138)
T.A. U.S. Core Equity 2 Portfolio.............       3,198         (2,394)          (804)
Tax-Managed DFA International Value Portfolio.       1,370           (846)          (524)
T.A. World ex U.S. Core Equity Portfolio......       1,222             23         (1,245)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM
                                               CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                               -------------- ------------- --------
Tax-Managed U.S. Marketwide Value Portfolio
2016..........................................    $ 72,925            --    $ 72,925
2017..........................................      82,721      $101,284     184,005
Tax-Managed U.S. Equity Portfolio
2016..........................................      48,479            --      48,479
2017..........................................      52,066            --      52,066
Tax-Managed U.S. Targeted Value Portfolio
2016..........................................      43,823       128,582     172,405
2017..........................................      43,922       127,982     171,904
Tax-Managed U.S. Small Cap Portfolio
2016..........................................      22,739        94,184     116,923
2017..........................................      22,983        54,088      77,071
T.A. U.S. Core Equity 2 Portfolio
2016..........................................     104,283           166     104,449
2017..........................................     115,587           231     115,818
Tax-Managed DFA International Value Portfolio
2016..........................................      92,814            --      92,814
2017..........................................      99,420            --      99,420
T.A. World ex U.S. Core Equity Portfolio
2016..........................................      56,154            --      56,154
2017..........................................      68,459            --      68,459

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM
                                               CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                               -------------- ------------- -------
Tax-Managed U.S. Marketwide Value Portfolio...    $(2,378)       $(4,368)   $(6,746)
Tax-Managed U.S. Equity Portfolio.............     (2,166)            --     (2,166)
Tax-Managed U.S. Targeted Value Portfolio.....     (1,158)        (4,779)    (5,937)
Tax-Managed U.S. Small Cap Portfolio..........       (580)        (2,111)    (2,691)
T.A. U.S. Core Equity 2 Portfolio.............     (2,000)        (1,198)    (3,198)
Tax-Managed DFA International Value Portfolio.     (1,370)            --     (1,370)
T.A. World ex U.S. Core Equity Portfolio......     (1,222)            --     (1,222)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                   UNDISTRIBUTED                                               TOTAL NET
                                   NET INVESTMENT                                            DISTRIBUTABLE
                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                   -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Marketwide Value
  Portfolio.......................     $5,880       $151,391         --         $2,200,976    $2,358,247
Tax-Managed U.S. Equity Portfolio.      1,485             --         --          1,561,081     1,562,566

                                     UNDISTRIBUTED                                               TOTAL NET
                                     NET INVESTMENT                                            DISTRIBUTABLE
                                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                     -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Targeted Value
  Portfolio.........................    $   888       $182,085            --      $2,037,894    $2,220,867
Tax-Managed U.S. Small Cap
  Portfolio.........................        212         82,063            --       1,388,238     1,470,513
T.A. U.S. Core Equity 2 Portfolio...      6,404         67,321            --       3,559,858     3,633,583
Tax-Managed DFA International Value
  Portfolio.........................     13,608             --      $(38,372)        573,783       549,019
T.A. World ex U.S. Core Equity
  Portfolio.........................      9,769             --       (44,688)        813,556       778,637

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                       UNLIMITED  TOTAL
                                                       --------- -------
        Tax-Managed U.S. Marketwide Value Portfolio...       --       --
        Tax-Managed U.S. Equity Portfolio.............       --       --
        Tax-Managed U.S. Targeted Value Portfolio.....       --       --
        Tax-Managed U.S. Small Cap Portfolio..........       --       --
        T.A. U.S. Core Equity 2 Portfolio.............       --       --
        Tax-Managed DFA International Value Portfolio.  $38,372  $38,372
        T.A. World ex U.S. Core Equity Portfolio......   44,688   44,688

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

            Tax-Managed U.S. Equity Portfolio............. $230,454
            Tax-Managed DFA International Value Portfolio.   55,667
            T.A. World ex U.S. Core Equity Portfolio......    8,217

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                         NET
                                                                                      UNREALIZED
                                                FEDERAL    UNREALIZED   UNREALIZED   APPRECIATION
                                                TAX COST  APPRECIATION DEPRECIATION (DEPRECIATION)
                                               ---------- ------------ ------------ --------------
Tax-Managed U.S. Marketwide Value Portfolio... $2,650,506  $2,200,976          --     $2,200,976
Tax-Managed U.S. Equity Portfolio.............  1,882,062   1,608,606   $ (47,524)     1,561,082
Tax-Managed U.S. Targeted Value Portfolio.....  3,221,803   2,098,816     (60,921)     2,037,895
Tax-Managed U.S. Small Cap Portfolio..........  2,022,371   1,425,028     (36,817)     1,388,211
T.A. U.S. Core Equity 2 Portfolio.............  5,502,741   3,674,619    (114,761)     3,559,858
Tax-Managed DFA International Value Portfolio.  3,335,210     747,172    (173,389)       573,783
T.A. World ex U.S. Core Equity Portfolio......  2,572,895   1,014,359    (200,803)       813,556

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FUTURES CONTRACTS: The Portfolios may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   3. FORWARD CURRENCY CONTRACTS: The T.A. World ex U.S. Core Equity Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the T.A. World ex U.S. Core Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the T.A. World ex U.S. Core Equity Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the T.A. World ex U.S. Core Equity Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                            FUTURES
                                                            -------
             Tax-Managed U.S. Equity Portfolio............. $18,784
             Tax-Managed DFA International Value Portfolio.  22,582

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of October 31, 2017:

                      LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
                      ----------------------------------------------------
    DERIVATIVE TYPE   ASSET DERIVATIVES
    ---------------   ----------------------------------------------------
    Equity contracts                 Receivables: Futures
                                     Margin Variation

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                                    ASSET DERIVATIVES VALUE
                                                  ---------------------------
                                                   TOTAL VALUE AT    EQUITY
                                                  OCTOBER 31, 2017 CONTRACTS*
                                                  ---------------- ----------
   Tax-Managed DFA International Value Portfolio.       $660          $660

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings for the year ended October 31, 2017:

           DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES
           ---------------   --------------------------------------
           Equity contracts  Net Realized Gain (Loss) on: Futures
                             Change in Unrealized Appreciation
                               (Depreciation) of: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

                                                        REALIZED GAIN (LOSS) ON
                                                          DERIVATIVES
                                                        -----------------------
                                                                    EQUITY
                                                        TOTAL      CONTRACTS
                                                          ------   ---------
       Tax-Managed U.S. Marketwide Value Portfolio*(1). $   56      $   56
       Tax-Managed U.S. Equity Portfolio*..............  3,359       3,359
       Tax-Managed U.S. Targeted Value Portfolio*......  1,430       1,430
       Tax-Managed U.S. Small Cap Portfolio*...........    294         294
       Tax-Managed DFA International Value Portfolio...  3,348       3,348

                                                       CHANGE IN UNREALIZED
                                                       APPRECIATION (DEPRECIATION) ON
                                                         DERIVATIVES
                                                       ------------------------------
                                                                      EQUITY
                                                       TOTAL         CONTRACTS
                                                          ------     ---------
        Tax-Managed U.S. Equity Portfolio*............ $  507         $  507
        Tax-Managed DFA International Value Portfolio.  1,460          1,460

* As of October 31, 2017, there were no futures contracts outstanding. During the year ended October 31, 2017, the Portfolio had limited activity in futures contracts.
(1)The amount listed reflects allocated derivatives activity from the Series.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                            WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                             AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                          INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                          ------------- ------------ ------------ -------- ---------------
Tax-Managed U.S. Targeted Value
  Portfolio..............................     1.41%        $1,390         5         $(1)       $1,985
Tax-Managed U.S. Small Cap Portfolio.....     1.41%         2,770         5           1         3,398
T.A. World ex U.S. Core Equity Portfolio.     1.64%         1,236         9           1         2,220

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017 if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

                                                                     REALIZED
                                                                       GAIN
   PORTFOLIO                                      PURCHASES  SALES    (LOSS)
   ---------                                      --------- -------- --------
   Tax-Managed U.S. Equity Portfolio............. $ 34,380  $  2,964 $ 1,833
   Tax-Managed U.S. Targeted Value Portfolio.....   55,186   130,758  (6,397)
   Tax-Managed U.S. Small Cap Portfolio..........   50,015    98,322  (5,964)
   T.A. U.S. Core Equity 2 Portfolio.............  118,696    23,953  (3,996)
   Tax-Managed DFA International Value Portfolio.   39,345    31,034     868
   T.A. World ex U.S. Core Equity Portfolio......   19,847     5,287     849

J. SECURITIES LENDING:

   As of October 31, 2017, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolios received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                            MARKET
                                                            VALUE
                                                           --------
            Tax-Managed U.S. Equity Portfolio............. $132,933
            Tax-Managed U.S. Targeted Value Portfolio.....  310,484
            Tax-Managed U.S. Small Cap Portfolio..........  217,258
            T.A. U.S. Core Equity 2 Portfolio.............  512,186
            Tax-Managed DFA International Value Portfolio.   36,434
            T.A. World ex U.S. Core Equity Portfolio......   20,813

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                               REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                            AS OF OCTOBER 31, 2017
                                           ---------------------------------------------------------
                                           OVERNIGHT AND            BETWEEN
                                            CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                           ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
TAX-MANAGED U.S. EQUITY PORTFOLIO
 Common Stocks, Rights/Warrants........... $129,514,846     --         --         --    $129,514,846

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
 Common Stocks............................  526,461,225     --         --         --     526,461,225

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
 Common Stocks............................  475,650,182     --         --         --     475,650,182

T.A. U.S. CORE EQUITY 2 PORTFOLIO
 Common Stocks, Rights/Warrants...........  832,615,755     --         --         --     832,615,755

TAX-MANAGED DFA INTERNATIONAL VALUE
  PORTFOLIO
 Common Stocks............................   26,847,228     --         --         --      26,847,228

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
 Common Stocks............................   33,284,324     --         --         --      33,284,324

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                APPROXIMATE
                                                                 PERCENTAGE
                                                   NUMBER OF   OF OUTSTANDING
                                                  SHAREHOLDERS     SHARES
                                                  ------------ --------------
   Tax-Managed U.S. Marketwide Value Portfolio...      3             91%
   Tax-Managed U.S. Equity Portfolio.............      3             89%
   Tax-Managed U.S. Targeted Value Portfolio.....      3             96%
   Tax-Managed U.S. Small Cap Portfolio..........      3             93%
   T.A. U.S. Core Equity 2 Portfolio.............      3             90%
   Tax-Managed DFA International Value Portfolio.      3             94%
   T.A. World ex U.S. Core Equity Portfolio......      3             89%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the

Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (seven of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, broker and transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES VS.
RUSSELL 3000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

            The Tax-Managed U.S. Marketwide         Russell 3000/R/
                     Value Series                     Value Index
            -------------------------------       -------------------
10/2007                     $10,000                       $10,000
11/2007                      $9,413                        $9,490
12/2007                      $9,374                        $9,399
01/2008                      $9,003                        $9,022
02/2008                      $8,676                        $8,646
03/2008                      $8,517                        $8,596
04/2008                      $8,999                        $9,003
05/2008                      $9,201                        $9,014
06/2008                      $8,185                        $8,151
07/2008                      $8,122                        $8,156
08/2008                      $8,286                        $8,315
09/2008                      $7,583                        $7,723
10/2008                      $5,888                        $6,368
11/2008                      $5,306                        $5,888
12/2008                      $5,484                        $5,992
01/2009                      $4,771                        $5,289
02/2009                      $4,131                        $4,581
03/2009                      $4,564                        $4,973
04/2009                      $5,354                        $5,527
05/2009                      $5,758                        $5,850
06/2009                      $5,676                        $5,809
07/2009                      $6,259                        $6,300
08/2009                      $6,673                        $6,627
09/2009                      $6,972                        $6,889
10/2009                      $6,639                        $6,658
11/2009                      $6,948                        $7,021
12/2009                      $7,203                        $7,176
01/2010                      $7,000                        $6,974
02/2010                      $7,323                        $7,202
03/2010                      $7,901                        $7,682
04/2010                      $8,209                        $7,909
05/2010                      $7,506                        $7,257
06/2010                      $6,933                        $6,830
07/2010                      $7,487                        $7,294
08/2010                      $6,996                        $6,963
09/2010                      $7,694                        $7,520
10/2010                      $7,992                        $7,750
11/2010                      $8,012                        $7,728
12/2010                      $8,767                        $8,341
01/2011                      $8,984                        $8,514
02/2011                      $9,490                        $8,838
03/2011                      $9,552                        $8,880
04/2011                      $9,779                        $9,109
05/2011                      $9,624                        $9,007
06/2011                      $9,456                        $8,819
07/2011                      $9,056                        $8,527
08/2011                      $8,300                        $7,977
09/2011                      $7,458                        $7,352
10/2011                      $8,498                        $8,211
11/2011                      $8,430                        $8,170
12/2011                      $8,517                        $8,332
01/2012                      $8,960                        $8,666
02/2012                      $9,432                        $8,994
03/2012                      $9,634                        $9,262
04/2012                      $9,456                        $9,164
05/2012                      $8,792                        $8,625
06/2012                      $9,254                        $9,052
07/2012                      $9,336                        $9,132
08/2012                      $9,687                        $9,336
09/2012                     $10,034                        $9,635
10/2012                     $10,067                        $9,583
11/2012                     $10,130                        $9,581
12/2012                     $10,424                        $9,794
01/2013                     $11,112                       $10,427
02/2013                     $11,286                       $10,574
03/2013                     $11,844                       $10,995
04/2013                     $11,926                       $11,147
05/2013                     $12,316                       $11,437
06/2013                     $12,244                       $11,340
07/2013                     $12,990                       $11,962
08/2013                     $12,605                       $11,502
09/2013                     $13,067                       $11,820
10/2013                     $13,683                       $12,327
11/2013                     $14,251                       $12,681
12/2013                     $14,646                       $12,996
01/2014                     $14,068                       $12,531
02/2014                     $14,584                       $13,075
03/2014                     $14,800                       $13,376
04/2014                     $14,834                       $13,465
05/2014                     $15,185                       $13,654
06/2014                     $15,575                       $14,029
07/2014                     $15,335                       $13,741
08/2014                     $15,898                       $14,253
09/2014                     $15,494                       $13,907
10/2014                     $15,758                       $14,269
11/2014                     $15,965                       $14,533
12/2014                     $16,124                       $14,646
01/2015                     $15,315                       $14,058
02/2015                     $16,428                       $14,737
03/2015                     $16,269                       $14,571
04/2015                     $16,437                       $14,671
05/2015                     $16,688                       $14,843
06/2015                     $16,514                       $14,571
07/2015                     $16,562                       $14,597
08/2015                     $15,518                       $13,739
09/2015                     $15,031                       $13,320
10/2015                     $16,221                       $14,304
11/2015                     $16,249                       $14,386
12/2015                     $15,705                       $14,041
01/2016                     $14,704                       $13,298
02/2016                     $14,670                       $13,302
03/2016                     $15,701                       $14,272
04/2016                     $16,095                       $14,572
05/2016                     $16,283                       $14,801
06/2016                     $16,264                       $14,923
07/2016                     $16,707                       $15,384
08/2016                     $16,880                       $15,522
09/2016                     $16,957                       $15,501
10/2016                     $16,673                       $15,241
11/2016                     $17,944                       $16,198
12/2016                     $18,430                       $16,624
01/2017                     $18,652                       $16,723
02/2017                     $19,162                       $17,295
03/2017                     $19,003                       $17,122
04/2017                     $19,186                       $17,097
05/2017                     $19,119                       $17,040
06/2017                     $19,442                       $17,342
07/2017                     $19,735                       $17,564
08/2017                     $19,552                       $17,342        Past performance is not predictive of
09/2017                     $20,265                       $17,908        future performance.
10/2017                     $20,443                       $18,030        The returns shown do not reflect the
                                                                         deduction of taxes that a shareholder
                                                                         would pay on fund distributions or the
          AVERAGE ANNUAL        ONE        FIVE         TEN              redemption of fund shares.
          TOTAL RETURN          YEAR       YEARS       YEARS             Russell data copyright (C) Russell
          --------------------------------------------------------       Investment Group 1995-2017, all rights
                               22.61%      15.22%      7.41%             reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT IndexSM...........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

   The Tax-Managed U.S. Marketwide Value Series invests in a broadly diversified group of U.S. low relative price (value) stocks while considering the federal tax implications of investment decisions. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 900 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 22.61% for the Series and 18.30% for the Russell 3000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. Exclusive of real estate investment trusts (REITs) and certain utilities, the Series' greater focus on low relative price (value) stocks benefited performance relative to the benchmark, as the lowest relative price (deep value) stocks in the benchmark outperformed for the period. Within the value portion of the market stocks with higher profitability outperformed stocks with lower profitability and the Series' greater emphasis on stocks with higher profitability contributed to relative performance. At the sector level, the Series' general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                    SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLES
                                              BEGINNING  ENDING              EXPENSES
                                               ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                VALUE    VALUE     EXPENSE    DURING
                                              05/01/17  10/31/17    RATIO*   PERIOD*
                                              --------- --------- ---------- --------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
--------------------------------------------
Actual Fund Return........................... $1,000.00 $1,065.50    0.21%    $1.09
Hypothetical 5% Annual Return................ $1,000.00 $1,024.15    0.21%    $1.07

----------
* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
              Consumer Discretionary.......................  14.8%
              Consumer Staples.............................   7.6%
              Energy.......................................  12.1%
              Financials...................................  23.8%
              Health Care..................................  12.3%
              Industrials..................................  11.7%
              Information Technology.......................  12.2%
              Materials....................................   1.8%
              Telecommunication Services...................   3.6%
              Utilities....................................   0.1%
                                                            -----
                                                            100.0%

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                       PERCENTAGE
                                             SHARES       VALUE+     OF NET ASSETS**
                                             ------       ------     ---------------
COMMON STOCKS -- (98.3%)
Consumer Discretionary -- (14.6%)
*   Charter Communications, Inc. Class A...   339,394 $  113,415,293            1.7%
    Comcast Corp. Class A.................. 7,221,594    260,194,032            3.9%
    Ford Motor Co.......................... 2,865,869     35,164,213            0.5%
    General Motors Co...................... 1,095,598     47,088,802            0.7%
    Royal Caribbean Cruises, Ltd...........   322,500     39,915,825            0.6%
    Time Warner, Inc....................... 1,534,860    150,861,389            2.3%
    Twenty-First Century Fox, Inc. Class A. 1,287,383     33,665,065            0.5%
    Other Securities.......................              308,268,621            4.6%
                                                      --------------           -----
Total Consumer Discretionary...............              988,573,240           14.8%
                                                      --------------           -----
Consumer Staples -- (7.4%)
    Archer-Daniels-Midland Co..............   813,476     33,246,764            0.5%
    CVS Health Corp........................ 1,510,745    103,531,355            1.6%
    Mondelez International, Inc. Class A... 2,081,099     86,219,932            1.3%
    Wal-Mart Stores, Inc................... 1,266,497    110,577,853            1.7%
    Walgreens Boots Alliance, Inc..........   725,538     48,081,403            0.7%
    Other Securities.......................              122,752,296            1.8%
                                                      --------------           -----
Total Consumer Staples.....................              504,409,603            7.6%
                                                      --------------           -----
Energy -- (11.9%)
    Chevron Corp........................... 1,102,451    127,763,046            1.9%
    ConocoPhillips......................... 1,489,306     76,178,002            1.2%
    Exxon Mobil Corp....................... 2,900,873    241,787,765            3.6%
    Marathon Petroleum Corp................   903,936     54,001,137            0.8%
    Phillips 66............................   775,455     70,628,441            1.1%
    Schlumberger, Ltd......................   603,242     38,607,488            0.6%
    Valero Energy Corp.....................   605,899     47,799,372            0.7%
    Other Securities.......................              146,943,475            2.2%
                                                      --------------           -----
Total Energy...............................              803,708,726           12.1%
                                                      --------------           -----
Financials -- (23.4%)
    American International Group, Inc......   665,461     42,995,435            0.7%
    Bank of America Corp................... 5,929,137    162,399,062            2.4%
    Bank of New York Mellon Corp. (The)....   732,922     37,708,837            0.6%
    Capital One Financial Corp.............   372,872     34,371,341            0.5%
    Citigroup, Inc......................... 1,870,326    137,468,961            2.1%
    Goldman Sachs Group, Inc. (The)........   209,155     50,715,904            0.8%
    JPMorgan Chase & Co.................... 2,748,095    276,485,838            4.2%
    MetLife, Inc...........................   949,912     50,896,285            0.8%
    Morgan Stanley......................... 1,102,617     55,130,850            0.8%
    Prudential Financial, Inc..............   497,625     54,967,657            0.8%
    Wells Fargo & Co....................... 3,062,801    171,945,648            2.6%
    Other Securities.......................              507,281,803            7.4%
                                                      --------------           -----
Total Financials...........................            1,582,367,621           23.7%
                                                      --------------           -----
Health Care -- (12.0%)
    Abbott Laboratories....................   915,297     49,636,556            0.8%
    Aetna, Inc.............................   558,462     94,955,294            1.4%
    Anthem, Inc............................   504,640    105,575,734            1.6%
    Danaher Corp...........................   405,225     37,390,111            0.6%
    Humana, Inc............................   236,814     60,470,455            0.9%
    Medtronic P.L.C........................   814,175     65,557,371            1.0%
    Pfizer, Inc............................ 4,178,729    146,506,239            2.2%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS**
                                                                      ------       ------     ---------------
Health Care -- (Continued)
      Thermo Fisher Scientific, Inc.................................   499,520 $   96,821,962            1.5%
      Other Securities..............................................              158,668,446            2.2%
                                                                               --------------          ------
Total Health Care...................................................              815,582,168           12.2%
                                                                               --------------          ------
Industrials -- (11.6%)
      CSX Corp...................................................... 1,242,950     62,681,968            1.0%
      General Electric Co........................................... 2,120,584     42,750,973            0.7%
      Norfolk Southern Corp.........................................   545,229     71,653,995            1.1%
      Southwest Airlines Co.........................................   645,761     34,780,687            0.5%
      Union Pacific Corp............................................   888,128    102,836,341            1.6%
      United Technologies Corp......................................   357,152     42,772,524            0.7%
      Other Securities..............................................              424,562,850            6.1%
                                                                               --------------          ------
Total Industrials...................................................              782,039,338           11.7%
                                                                               --------------          ------
Information Technology -- (12.0%)
      Activision Blizzard, Inc......................................   982,162     64,321,789            1.0%
      Cisco Systems, Inc............................................ 4,715,767    161,043,443            2.4%
      Intel Corp.................................................... 4,978,195    226,458,091            3.4%
#*    Micron Technology, Inc........................................   789,853     34,998,386            0.5%
      QUALCOMM, Inc................................................. 1,059,256     54,032,649            0.8%
      Other Securities..............................................              274,534,469            4.1%
                                                                               --------------          ------
Total Information Technology........................................              815,388,827           12.2%
                                                                               --------------          ------
Materials -- (1.8%)
      Other Securities..............................................              118,654,927            1.8%
                                                                               --------------          ------
Real Estate -- (0.0%)
      Other Securities..............................................                3,170,704            0.1%
                                                                               --------------          ------
Telecommunication Services -- (3.5%)
#     AT&T, Inc..................................................... 6,369,205    214,323,748            3.2%
      Other Securities..............................................               25,099,426            0.4%
                                                                               --------------          ------
Total Telecommunication Services....................................              239,423,174            3.6%
                                                                               --------------          ------
Utilities -- (0.1%)
      Other Securities..............................................                3,715,934            0.1%
                                                                               --------------          ------
TOTAL COMMON STOCKS.................................................            6,657,034,262           99.9%
                                                                               --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                  162,725            0.0%
                                                                               --------------          ------
TOTAL INVESTMENT SECURITIES.........................................            6,657,196,987
                                                                               --------------

TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 4,529,115      4,529,115            0.1%
                                                                               --------------          ------
SECURITIES LENDING COLLATERAL -- (1.6%)
(S)@  DFA Short Term Investment Fund................................ 9,416,487    108,958,173            1.6%
                                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $3,699,158,691)                                                         $6,770,684,275          101.6%
                                                                               ==============          ======

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  988,573,240           --   --    $  988,573,240
  Consumer Staples............    504,409,603           --   --       504,409,603
  Energy......................    803,708,726           --   --       803,708,726
  Financials..................  1,582,367,621           --   --     1,582,367,621
  Health Care.................    815,582,168           --   --       815,582,168
  Industrials.................    782,039,338           --   --       782,039,338
  Information Technology......    815,388,827           --   --       815,388,827
  Materials...................    118,654,927           --   --       118,654,927
  Real Estate.................      3,170,704           --   --         3,170,704
  Telecommunication Services..    239,423,174           --   --       239,423,174
  Utilities...................      3,715,934           --   --         3,715,934
Rights/Warrants...............             -- $    162,725   --           162,725
Temporary Cash Investments....      4,529,115           --   --         4,529,115
Securities Lending Collateral.             --  108,958,173   --       108,958,173
                               -------------- ------------   --    --------------
TOTAL......................... $6,661,563,377 $109,120,898   --    $6,770,684,275
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

ASSETS:
Investments at Value (including $207,829 of securities on loan)*............................... $6,657,197
Temporary Cash Investments at Value & Cost.....................................................      4,529
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $108,953).    108,958
Receivables:
  Dividends and Interest.......................................................................      6,826
  Securities Lending Income....................................................................         65
                                                                                                ----------
     Total Assets..............................................................................  6,777,575
                                                                                                ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.............................................................    108,928
  Due to Advisor...............................................................................      1,129
Accrued Expenses and Other Liabilities.........................................................        422
                                                                                                ----------
     Total Liabilities.........................................................................    110,479
                                                                                                ----------
NET ASSETS..................................................................................... $6,667,096
                                                                                                ==========
Investments at Cost............................................................................ $3,585,676
                                                                                                ==========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES#

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

  INVESTMENT INCOME
    Dividends (Net of Foreign Taxes Withheld of $6)............... $  138,879
    Income from Securities Lending................................        678
                                                                   ----------
       Total Investment Income....................................    139,557
                                                                   ----------
  EXPENSES
    Investment Management Fees....................................     12,494
    Accounting & Transfer Agent Fees..............................        279
    Custodian Fees................................................         67
    Directors'/Trustees' Fees & Expenses..........................         62
    Professional Fees.............................................         94
    Other.........................................................        153
                                                                   ----------
       Total Expenses.............................................     13,149
                                                                   ----------
    Net Expenses..................................................     13,149
                                                                   ----------
    NET INVESTMENT INCOME (LOSS)..................................    126,408
                                                                   ----------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Gain (Loss) on:
      Investment Securities Sold**................................    218,751
      Affiliated Investment Companies Shares Sold.................         22
      Futures.....................................................         77
    Change in Unrealized Appreciation (Depreciation) of:
      Investment Securities.......................................    896,370
      Affiliated Investment Companies Shares......................        (29)
                                                                   ----------
    NET REALIZED AND UNREALIZED GAIN (LOSS).......................  1,115,191
                                                                   ----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS. $1,241,599
                                                                   ==========

----------
**Net of foreign capital gain taxes withheld of $0.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                          THE TAX-MANAGED U.S.
                                                                         MARKETWIDE VALUE SERIES
                                                                         ----------------------
                                                                            YEAR        YEAR
                                                                           ENDED       ENDED
                                                                          OCT. 31,    OCT. 31,
                                                                            2017        2016
                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......................................... $  126,408  $  109,377
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........................................    218,751     194,648
    Affiliated Investment Companies Shares Sold.........................         22          --
    Futures.............................................................         77       5,998
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...............................................    896,370    (153,025)
    Affiliated Investment Companies Shares..............................        (29)         --
                                                                         ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations....  1,241,599     156,998
                                                                         ----------  ----------
Transactions in Interest:
  Contributions.........................................................    176,018     280,866
  Withdrawals...........................................................   (288,925)   (247,872)
                                                                         ----------  ----------
     Net Increase (Decrease) from Transactions in Interest..............   (112,907)     32,994
                                                                         ----------  ----------
     Total Increase (Decrease) in Net Assets............................  1,128,692     189,992
NET ASSETS
  Beginning of Year.....................................................  5,538,404   5,348,412
                                                                         ----------  ----------
  End of Year........................................................... $6,667,096  $5,538,404
                                                                         ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                             FINANCIAL HIGHLIGHTS


                                                             THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                                                      ----------------------------------------------------------
                                                         YEAR        YEAR        YEAR        YEAR        YEAR
                                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                                       OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                         2017        2016        2015        2014        2013
-----------------------------------------------------------------------------------------------------------------
Total Return.........................................      22.61%       2.79%       2.93%      15.17%      35.92%
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year......................... $6,667,096  $5,538,404  $5,348,412  $5,143,977  $4,389,755
Ratio of Expenses to Average Net Assets..............       0.21%       0.21%       0.21%       0.21%       0.21%
Ratio of Net Investment Income to Average Net Assets.       2.02%       2.05%       1.82%       1.61%       1.82%
Portfolio Turnover Rate..............................          7%          9%          6%          2%          5%
-----------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the "Series"), is presented in this section of the report. The remaining ten operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy. Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Series.

   2. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At October 31, 2017, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $181 (in thousands).

   Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and
(ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2017, the Series' investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets of the Series.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2017, the total related amounts paid by the Trust to the CCO were $85 (in thousands). The total related amounts paid by the Series is included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                      PURCHASES  SALES
                                                      --------- --------
        The Tax-Managed U.S. Marketwide Value Series. $507,651  $433,018

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                   NET REALIZED                                        DIVIDEND   CAPITAL GAIN
                                                   GAIN/(LOSS)    CHANGE IN                           INCOME FROM DISTRIBUTIONS
                                                   ON SALES OF   UNREALIZED                           AFFILIATED      FROM
                  BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT   AFFILIATED
                   10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES   INVESTMENT
                  ---------- ---------- ---------- ------------ ------------- ---------- ------------ ----------- -------------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
DFA Short Term
 Investment Fund.  $304,658  $1,048,404 $1,244,097     $22          $(29)      $108,958     9,416       $1,211         --
                   --------  ---------- ----------     ---          ----       --------     -----       ------         --
TOTAL              $304,658  $1,048,404 $1,244,097     $22          $(29)      $108,958     9,416       $1,211         --

E. FEDERAL INCOME TAXES:

   The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to its partners.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                        NET
                                                                                     UNREALIZED
                                               FEDERAL    UNREALIZED   UNREALIZED   APPRECIATION
                                               TAX COST  APPRECIATION DEPRECIATION (DEPRECIATION)
                                              ---------- ------------ ------------ --------------
The Tax-Managed U.S. Marketwide Value Series. $3,699,159  $3,155,503    $(83,977)    $3,071,526

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series will be subject to equity price risk when entering into stock index futures. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the location on the Series' Statement of Operations of realized and change in unrealized gains and losses from the Series' derivative instrument holdings through the year ended October 31, 2017:

 DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
 ---------------   -----------------------------------------------------------
 Equity contracts             Net Realized Gain (Loss) on: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                       REALIZED GAIN (LOSS) ON
                                                         DERIVATIVES
                                                       -----------------------
                                                                   EQUITY
                                                       TOTAL     CONTRACTS*
                                                       -----     ----------
        The Tax-Managed U.S. Marketwide Value Series*.  $77         $77

* As of October 31, 2017, there were no futures contracts outstanding. During the year ended October 31, 2017, the Series had limited activity in futures contracts.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                   WEIGHTED      WEIGHTED    NUMBER OF   INTEREST
                                                                                    AVERAGE      AVERAGE        DAYS     EXPENSE
                                                                                 INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED
                                                                                 ------------- ------------ ------------ --------
The Tax-Managed U.S. Marketwide Value Series....................................     1.53%        $3,894         23         $4

                                                                                 MAXIMUM AMOUNT
                                                                                 BORROWED DURING
                                                                                   THE PERIOD
                                                                                 ---------------
The Tax-Managed U.S. Marketwide Value Series....................................     $6,845

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that the Series' available line of credit was utilized.

   There were no outstanding borrowings by the Series under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not utilize the interfund lending program during the year ended October 31, 2017.

H. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                     PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                     --------- ------- --------------------
The Tax-Managed U.S. Marketwide Value Series.  $55,950  $11,114        $3,280

I. SECURITIES LENDING:

   As of October 31, 2017, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short and/or long term U.S. Treasuries and U.S. government agency securities with a market value of $102,227 (in thousands). The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                    REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                 AS OF OCTOBER 31, 2017
                                ---------------------------------------------------------
                                OVERNIGHT AND            BETWEEN
                                 CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
Common Stocks, Rights/Warrants. $108,958,173     --         --         --    $108,958,173

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

L. OTHER:

   The Series is subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and
Shareholders of The Tax-Managed U.S. Marketwide Value Series

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Managed
U.S. Marketwide Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                                                  OTHER
                                        TERM OF                                         PORTFOLIOS WITHIN   DIRECTORSHIPS OF
   NAME, ADDRESS                      OFFICE/1/ AND                                       THE DFA FUND      PUBLIC COMPANIES
       AND                             LENGTH OF            PRINCIPAL OCCUPATION           COMPLEX/2/          HELD DURING
   YEAR OF BIRTH        POSITION        SERVICE             DURING PAST 5 YEARS             OVERSEEN          PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
                                               DISINTERESTED TRUSTEES/DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
George M.            Director of     DFAIDG-Since     Leo Melamed Professor of          126 portfolios in  None
Constantinides       DFAIDG and DIG  1983             Finance, University of Chicago    4 investment
University of        Trustee of      DIG-Since 1993   Booth School of Business          companies
Chicago Booth        DFAITC and      DFAITC-Since     (since 1978).
School of Business   DEM             1992
5807 S. Woodlawn                     DEM-Since 1993
Avenue
Chicago, IL 60637
1947
-------------------------------------------------------------------------------------------------------------------------------
Douglas W.           Director of     DFAIDG-Since     Merton H. Miller Distinguished    126 portfolios in  None
Diamond              DFAIDG and DIG  June 2017        Service Professor of Finance,     4 investment
University of        Trustee of      DIG-Since June   University of Chicago Booth       companies
Chicago Booth        DFAITC and      2017             School of Business (since
School of            DEM             DFAITC-Since     1988). Visiting Scholar, Federal
Business                             June 2017        Reserve Bank of Richmond
5807 S. Woodlawn                     DEM-Since June   (since 1990). Formerly, Fischer
Avenue                               2017             Black Visiting Professor of
Chicago, IL 60637                                     Financial Economics, Alfred P.
1953                                                  Sloan School of Management,
                                                      Massachusetts Institute of
                                                      Technology (2015 to 2016).
-------------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson    Director of     DFAIDG-Since     Professor in Practice Emeritus    126 portfolios in  None
Yale School of       DFAIDG and DIG  1981             of Finance, Yale School of        4 investment
Management           Trustee of      DIG-Since 1993   Management (since 1984).          companies
P.O. Box 208200      DFAITC and      DFAITC-Since     Chairman, CIO and Partner,
New Haven, CT        DEM             1992             Zebra Capital Management,
06520-8200                           DEM-Since 1993   LLC (hedge fund and asset
1943                                                  manager) (since 2001).
                                                      Formerly, Consultant to
                                                      Morningstar, Inc. (2006-2016).
-------------------------------------------------------------------------------------------------------------------------------
Edward P. Lazear     Director of     DFAIDG-Since     Distinguished Visiting Fellow,    126 portfolios in  None
Stanford University  DFAIDG and DIG  2010             Becker Friedman Institute for     4 investment
Graduate School      Trustee of      DIG- Since 2010  Research in Economics,            companies
of Business          DFAITC and      DFAITC-Since     University of Chicago (since
Knight               DEM             2010             2015). Morris Arnold Cox
Management                           DEM-Since 2010   Senior Fellow, Hoover
Center, E346                                          Institution (since 2002). Jack
Stanford, CA                                          Steele Parker Professor of
94305                                                 Human Resources
1948                                                  Management and Economics,
                                                      Graduate School of Business,
                                                      Stanford University (since
                                                      1995). Cornerstone Research
                                                      (expert testimony and
                                                      economic and financial
                                                      analysis) (since 2009).
-------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes     Director of     DFAIDG-Since     Chief Investment Strategist,      126 portfolios in  Formerly, Adviser,
c/o Dimensional      DFAIDG and DIG  1981             Janus Henderson Investors         4 investment       Kuapay, Inc.
Fund Advisors LP     Trustee of      DIG-Since 1993   (since 2014). Frank E. Buck       companies          (2013-2014).
6300 Bee Cave        DFAITC and      DFAITC-Since     Professor of Finance, Emeritus,                      Formerly, Director,
Road, Building       DEM             1992             Graduate School of Business,                         American Century
One                                  DEM-Since 1993   Stanford University (since                           Fund Complex
Austin, TX 78746                                      1981).                                               (registered
1941                                                                                                       investment
                                                                                                           companies) (43
                                                                                                           Portfolios) (1980-
                                                                                                           2014).

                                                                                                           OTHER
                                      TERM OF                                   PORTFOLIOS WITHIN    DIRECTORSHIPS OF
  NAME, ADDRESS                    OFFICE/1/ AND                                  THE DFA FUND       PUBLIC COMPANIES
      AND                            LENGTH OF        PRINCIPAL OCCUPATION         COMPLEX/2/           HELD DURING
  YEAR OF BIRTH       POSITION        SERVICE          DURING PAST 5 YEARS          OVERSEEN           PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
Abbie J. Smith     Director of     DFAIDG-Since    Boris and Irene Stern        126 portfolios in  Lead Director,
University of      DFAIDG and DIG  2000            Distinguished Service        4 investment       (beginning May
Chicago Booth      Trustee of      DIG-Since 2000  Professor of Accounting,     companies          2014) and Director
School of          DFAITC and      DFAITC-Since    University of Chicago Booth                     (since 2000), HNI
Business           DEM             2000            School of Business (since                       Corporation
5807 S. Woodlawn                   DEM-Since 2000  1980).                                          (formerly known as
Avenue                                                                                             HON Industries
Chicago, IL 60637                                                                                  Inc.) (office
1953                                                                                               furniture); Director,
                                                                                                   Ryder System Inc.
                                                                                                   (transportation,
                                                                                                   logistics and
                                                                                                   supply-chain
                                                                                                   management)
                                                                                                   (since 2003); and
                                                                                                   Trustee, UBS
                                                                                                   Funds (3
                                                                                                   investment
                                                                                                   companies within
                                                                                                   the fund complex)
                                                                                                   (24 portfolios)
                                                                                                   (since 2009).

                                                                                                             OTHER
                                     TERM OF                                        PORTFOLIOS WITHIN   DIRECTORSHIPS OF
 NAME, ADDRESS                     OFFICE/1/ AND                                      THE DFA FUND      PUBLIC COMPANIES
      AND                           LENGTH OF           PRINCIPAL OCCUPATION           COMPLEX/2/         HELD DURING
 YEAR OF BIRTH       POSITION        SERVICE            DURING PAST 5 YEARS             OVERSEEN         PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES/DIRECTORS*
-------------------------------------------------------------------------------------------------------------------------
David G. Booth    Chairman        DFAIDG-Since     Chairman, Director/Trustee,     126 portfolios in 4       None
6300 Bee Cave     Director of     1981             and formerly, President and     investment
Road,             DFAIDG and DIG  DIG- Since 1992  Co-Chief Executive Officer      companies
Building One      Trustee of      DFAITC-Since     (each until March 2017) of
Austin, TX 78746  DFAITC and      1992             Dimensional Emerging Markets
1946              DEM             DEM-Since 1993   Value Fund ("DEM"), DFAIDG,
                                                   Dimensional Investment Group
                                                   Inc. ("DIG") and The DFA
                                                   Investment Trust Company
                                                   ("DFAITC"). Executive
                                                   Chairman, and formerly,
                                                   President and Co-Chief
                                                   Executive Officer (each until
                                                   February 2017) of Dimensional
                                                   Holdings Inc., Dimensional
                                                   Fund Advisors LP and DFA
                                                   Securities LLC (collectively
                                                   with DEM, DFAIDG, DIG and
                                                   DFAITC, the "DFA Entities").
                                                   Chairman and Director (since
                                                   2009) and formerly Co-Chief
                                                   Executive Officer (2010-June
                                                   2017) of Dimensional Fund
                                                   Advisors Canada ULC.
                                                   Trustee, University of Chicago
                                                   (since 2002). Trustee,
                                                   University of Kansas
                                                   Endowment Association (since
                                                   2005). Formerly, Director of
                                                   Dimensional Fund Advisors
                                                   Ltd. (2002-July 2017), DFA
                                                   Australia Limited (1994-July
                                                   2017), Dimensional Advisors
                                                   Ltd. (2012-July 2017),
                                                   Dimensional Funds plc (2006-
                                                   July 2017) and Dimensional
                                                   Funds II plc (2006-July 2017).
                                                   Formerly, Director and
                                                   President of Dimensional
                                                   Japan Ltd. (2012-April 2017).
                                                   Formerly, President,
                                                   Dimensional SmartNest (US)
                                                   LLC (2009-2014); and Limited
                                                   Partner, VSC Investors, LLC
                                                   (2007 to 2015). Formerly,
                                                   Chairman, Director, President
                                                   and Co-Chief Executive Officer
                                                   of Dimensional Cayman
                                                   Commodity Fund I Ltd. (2010-
                                                   September 2017).

/1 /Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2 /Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                             TERM OF OFFICE/1/
                                              AND LENGTH OF
NAME AND YEAR OF BIRTH       POSITION            SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Valerie A. Brown        Vice President and     Since 2001       Vice President and Assistant Secretary of all the
1967                    Assistant Secretary                     DFA Entities, DFA Australia Limited, Dimensional
                                                                Fund Advisors Ltd., Dimensional Cayman
                                                                Commodity Fund I Ltd., Dimensional Fund Advisors
                                                                Pte. Ltd. and Dimensional Hong Kong Limited.
                                                                Director, Vice President and Assistant Secretary of
                                                                Dimensional Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------------
David P. Butler         Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities
1964                    Officer                                 (since 2017); Director of Dimensional Holdings Inc.
                                                                (since February 2017), Dimensional Fund Advisors
                                                                Canada ULC (since March 2017), Dimensional
                                                                Japan Ltd. (since April 2017), Dimensional Advisors
                                                                Ltd. (since July 2017), DFA Australia Limited (since
                                                                July 2017) and Dimensional Fund Advisors Ltd.
                                                                (since August 2017); Director and Co-Chief
                                                                Executive Officer of Dimensional Cayman
                                                                Commodity Fund I Ltd. (since September 13, 2017).
                                                                Formerly, Vice President (October 2007 to February
                                                                2017), of all the DFA Entities. Head of Global
                                                                Financial Advisor Services (since October 2007) for
                                                                Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Stephen A. Clark        Executive Vice         Since 2017       Executive Vice President (since March 2017) and
1972                    President                               formerly, Vice President (2004 to March 2017), of all
                                                                the DFA Entities. Director and Vice President (since
                                                                February 2016) of Dimensional Japan Ltd. President
                                                                and Director (since February 2016) of Dimensional
                                                                Fund Advisors Canada ULC. Vice President (since
                                                                April 2008) and Director (since October 2016) of
                                                                DFA Australia Limited. Director (since April 2016) of
                                                                Dimensional Advisors Ltd., Dimensional Fund
                                                                Advisors Pte. Ltd., and Dimensional Hong Kong
                                                                Limited. Vice President (since June 2016) of
                                                                Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                                Institutional Services (since January 2014) for
                                                                Dimensional Fund Advisors LP. Formerly, Vice
                                                                President (December 2010 - February 2016) of
                                                                Dimensional Fund Advisors Canada ULC; and Head
                                                                of Institutional, North America (March 2012 to
                                                                December 2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Christopher S. Crossan  Vice President and     Since 2004       Vice President and Global Chief Compliance Officer
1965                    Global Chief                            of all the DFA Entities, DFA Australia Limited and
                        Compliance Officer                      Dimensional Fund Advisors Ltd. Chief Compliance
                                                                Officer and Chief Privacy Officer of Dimensional
                                                                Fund Advisors Canada ULC (since October 2006
                                                                and March 2015, respectively), Chief Compliance
                                                                Officer of Dimensional Fund Advisors Pte. Ltd. (since
                                                                October 2012) and Dimensional Japan Ltd. (since
                                                                February 2017). Formerly, Vice President and Global
                                                                Chief Compliance Officer (October 2010 - 2014) for
                                                                Dimensional SmartNest (US) LLC.

                                               TERM OF OFFICE/1/
     NAME AND YEAR                               AND LENGTH OF
       OF BIRTH               POSITION              SERVICE                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
(Michael) Sam Gilliland  Executive Vice       Since 2017            Executive Vice President and Chief Operating Officer of the
1962                     President                                  DFA Fund Complex (since March 2017). Executive Vice
                                                                    President (since February 2017), Senior Advisor and Chief
                                                                    Operating Officer (since February 2016) of Dimensional
                                                                    Funds Advisors LP, Dimensional Holdings Inc. and
                                                                    Dimensional Investment LLC. Executive Vice President (since
                                                                    February 2017) of DFA Securities LLC. Director of
                                                                    Dimensional Advisors Ltd. (since February 2017),
                                                                    Dimensional Hong Kong Limited (since February 2017) and DFA
                                                                    Australia Limited (since October 2016). Formerly,
                                                                    Consultant for MSG Consulting (August 2013 - February
                                                                    2017), and Chairman and Chief Executive Officer of Sabre
                                                                    Holdings (December 2003 - August 2013).
--------------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle        Vice President,      Since 2015            Vice President, Chief Financial Officer, and Treasurer of
1958                     Chief Financial                            all the DFA Entities. Chief Financial Officer, Treasurer
                         Officer, and                               and Vice President of Dimensional Advisors Ltd.,
                         Treasurer                                  Dimensional Fund Advisors Ltd., Dimensional Hong Kong
                                                                    Limited, Dimensional Cayman Commodity Fund I Ltd.,
                                                                    Dimensional Fund Advisors Canada ULC, Dimensional Fund
                                                                    Advisors Pte. Ltd and DFA Australia Limited. Director
                                                                    (since August 2016) for Dimensional Funds plc and
                                                                    Dimensional Funds II plc. Formerly, interim Chief Financial
                                                                    Officer and interim Treasurer of all the DFA Entities
                                                                    (April 2016 - September 2016); interim Chief Financial
                                                                    Officer and interim Treasurer (April 2016 - July 2016) of
                                                                    Dimensional Fund Advisors LP, Dimensional Fund Advisors
                                                                    Ltd., DFA Australia Limited, Dimensional Advisors Ltd.,
                                                                    Dimensional Fund Advisors Pte. Ltd, Dimensional Hong Kong
                                                                    Limited, Dimensional Cayman Commodity Fund I Ltd.,
                                                                    Dimensional Fund Advisors Canada ULC; Controller (August
                                                                    2015 - September 2016) of all the DFA Entities; Controller
                                                                    (August 2015 - July 2016) Dimensional Fund Advisors LP;
                                                                    Vice President of T. Rowe Price Group, Inc. and Director of
                                                                    Investment Treasury and Treasurer of the T. Rowe Price
                                                                    Funds (March 2008 - July 2015).
--------------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon             Vice President and   Vice President since  Vice President and Assistant Secretary (since 2004 and
1973                     Assistant Secretary  2004 and Assistant    March 2017, respectively) of all the DFA Entities and
                                              Secretary since 2017  Dimensional Cayman Commodity Fund I Ltd.
--------------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell        Vice President       Since 2010            Vice President of all the DFA Entities and Dimensional
1972                                                                Cayman Commodity Fund I Ltd.
--------------------------------------------------------------------------------------------------------------------------------
Catherine L. Newell      President and        Since 2017            President and General Counsel (since March 2017), and
1964                     General Counsel                            formerly, Vice President and Secretary (1997 and 2000,
                                                                    respectively, to March 2017), of all the DFA Entities.
                                                                    Director, Vice President and Secretary of DFA Australia
                                                                    Limited and Dimensional Fund Advisors Ltd. (since February
                                                                    2002, April 1997, and May 2002, respectively). Vice
                                                                    President and Secretary of Dimensional Fund Advisors Canada
                                                                    ULC (since June 2003), Dimensional Cayman Commodity Fund I
                                                                    Ltd., Dimensional Japan Ltd (since February 2012),
                                                                    Dimensional Advisors Ltd. (since March 2012) and
                                                                    Dimensional Fund Advisors Pte. Ltd. (since June 2012).
                                                                    Director of Dimensional Funds plc and Dimensional Funds II
                                                                    plc (since 2002 and 2006, respectively). Director of
                                                                    Dimensional Japan Ltd., Dimensional Advisors Ltd.,
                                                                    Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong
                                                                    Kong Limited (since August 2012 and July 2012). Formerly,
                                                                    Vice President and Secretary (October 2010 - November 2014)
                                                                    of Dimensional SmartNest (US) LLC.

                                                TERM OF OFFICE/1/
                                                  AND LENGTH OF
NAME AND YEAR OF BIRTH       POSITION                SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
 Selwyn Notelovitz      Vice President and  Since 2013                 Vice President and Deputy Chief Compliance Officer
 1961                   Deputy Chief                                   of all the DFA Entities. Deputy Chief Compliance
                        Compliance Officer                             Officer (since December 2012) of Dimensional Fund
                                                                       Advisors LP.
----------------------------------------------------------------------------------------------------------------------------
 Carolyn L. O           Vice President and  Vice President since 2010  Vice President and Secretary (since 2010 and March
 1974                   Secretary           and Secretary since 2017   2017, respectively) of all the DFA Entities,
                                                                       Dimensional Cayman Commodity Fund I Ltd., and
                                                                       Dimensional Fund Advisors Canada ULC (since April
                                                                       2016).
----------------------------------------------------------------------------------------------------------------------------
 Gerard K. O'Reilly     Co-Chief Executive  Since 2017                 Co-Chief Executive Officer and Chief Investment
 1976                   Officer and Chief                              Officer of DFAIDG, DFAITC, DIG and DEM (since
                        Investment Officer                             September, 2017) and Dimensional Holdings Inc.,
                                                                       Dimensional Fund Advisors LP, DFA Securities LLC
                                                                       and Dimensional Fund Advisors Canada ULC (since
                                                                       September, 2017); Chief Investment Officer and
                                                                       Director of DFA Australia Limited (since September,
                                                                       2017 and October 2017, respectively); Director,
                                                                       Co-Chief Executive Officer and Chief Investment
                                                                       Officer of Dimensional Cayman Commodity Fund I
                                                                       Ltd. (since September, 2017); Director of
                                                                       Dimensional Funds plc and Dimensional Fund II plc
                                                                       (since August 2014) and Dimensional Fund Advisors
                                                                       Pte. Ltd. (since June 2017); Co-Chief Investment
                                                                       Officer and Vice President (since February 2016) of
                                                                       Dimensional Japan Ltd. Formerly, Executive Vice
                                                                       President (March 2017 - September, 2017),
                                                                       Co-Chief Investment Officer (June 2014 -
                                                                       September, 2017) and Vice President (January 2007
                                                                       - March 2017) of DFAIDG, DFAITC, DIG and DEM;
                                                                       Executive Vice President (February 2017 -
                                                                       September, 2017), Co-Chief Investment Officer
                                                                       (June 2014 - September, 2017) and Vice President
                                                                       (January 2007 - February 2017) of Dimensional
                                                                       Holdings Inc., Dimensional Fund Advisors LP and
                                                                       DFA Securities LLC; Vice President and Co-Chief
                                                                       Investment Officer (April 2014 - September, 2017) of
                                                                       Dimensional Fund Advisors Canada ULC; Co-Chief
                                                                       Investment Officer of DFA Australia Limited (April
                                                                       2014 - September, 2017); Co-Chief Investment
                                                                       Officer of DFA Securities LLC, Dimensional Fund
                                                                       Advisors LP, and Dimensional Holdings LLC (April
                                                                       2014 - September, 2017).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                  QUALIFYING
                                                                                      FOR
                              NET                                                  CORPORATE
                          INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING  FOREIGN    FOREIGN
DFA INVESTMENT              INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND     TAX       SOURCE
DIMENSIONS GROUP INC.    DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) CREDIT (3) INCOME (4)
------------------------ ------------- ------------- ------------- ------------- ------------- ---------- ---------- ----------
Tax-Managed U.S.
 Marketwide Value
 Portfolio..............       45%          --            55%           100%          100%        100%        --          6%
Tax-Managed U.S.
 Equity Portfolio.......      100%          --            --            100%          100%        100%        --         --
Tax-Managed U.S.
 Targeted Value
 Portfolio..............       25%          --            75%           100%          100%        100%        --         --
Tax-Managed U.S.
 Small Cap
 Portfolio..............       30%          --            70%           100%          100%        100%        --         --
T.A. U.S. Core Equity 2
 Portfolio..............       99%          --             1%           100%          100%        100%        --         --
Tax-Managed DFA
 International Value
 Portfolio..............      100%          --            --            100%          100%        100%         9%       100%
T.A. World ex U.S.
 Core Equity
 Portfolio..............      100%          --            --            100%          100%        100%         9%       100%

                                    QUALIFYING
                                      SHORT-
                         QUALIFYING    TERM
DFA INVESTMENT            INTEREST   CAPITAL
DIMENSIONS GROUP INC.    INCOME (5)  GAIN (6)
------------------------ ---------- ----------
Tax-Managed U.S.
 Marketwide Value
 Portfolio..............    100%       100%
Tax-Managed U.S.
 Equity Portfolio.......    100%       100%
Tax-Managed U.S.
 Targeted Value
 Portfolio..............    100%       100%
Tax-Managed U.S.
 Small Cap
 Portfolio..............    100%       100%
T.A. U.S. Core Equity 2
 Portfolio..............    100%       100%
Tax-Managed DFA
 International Value
 Portfolio..............    100%       100%
T.A. World ex U.S.
 Core Equity
 Portfolio..............    100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(4)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(5)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                               DFA103117-002A
 [LOGO]                                                              00202777

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DIMENSIONAL INVESTMENT GROUP INC. / DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

DFA TWO-YEAR FIXED INCOME PORTFOLIO

DFA TWO-YEAR GOVERNMENT PORTFOLIO

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                       DIMENSIONAL INVESTMENT GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..................................................   1
DIMENSIONAL INVESTMENT GROUP INC.
   Performance Charts.......................................................................   2
   Management's Discussion and Analysis.....................................................   4
   Disclosure of Fund Expenses..............................................................   7
   Disclosure of Portfolio Holdings.........................................................   9
   Schedules of Investments
       LWAS/DFA U.S. High Book to Market Portfolio..........................................  10
       DFA Two-Year Fixed Income Portfolio..................................................  11
       DFA Two-Year Government Portfolio....................................................  13
   Statements of Assets and Liabilities.....................................................  14
   Statements of Operations.................................................................  16
   Statements of Changes in Net Assets......................................................  17
   Financial Highlights.....................................................................  18
   Notes to Financial Statements............................................................  21
   Report of Independent Registered Public Accounting Firm..................................  29
DFA INVESTMENT DIMENSIONS GROUP INC. - LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
   Performance Charts.......................................................................  30
   Management's Discussion and Analysis.....................................................  31
   Disclosure of Fund Expenses..............................................................  33
   Disclosure of Portfolio Holdings.........................................................  34
   Schedule of Investments..................................................................  35
   Statement of Assets and Liabilities......................................................  36
   Statement of Operations..................................................................  37
   Statement of Changes in Net Assets.......................................................  38
   Financial Highlights.....................................................................  39
   Notes to Financial Statements............................................................  40
   Report of Independent Registered Public Accounting Firm..................................  46
THE DFA INVESTMENT TRUST COMPANY
   Performance Charts.......................................................................  47
   Management's Discussion and Analysis.....................................................  48
   Disclosure of Fund Expenses..............................................................  51
   Disclosure of Portfolio Holdings.........................................................  52
   Summary Schedules of Portfolio Holdings
       The U.S. Large Cap Value Series......................................................  53
       The DFA International Value Series...................................................  56
   Statements of Assets and Liabilities.....................................................  60
   Statements of Operations.................................................................  61
   Statements of Changes in Net Assets......................................................  62
   Financial Highlights.....................................................................  63
   Notes to Financial Statements............................................................  64
   Report of Independent Registered Public Accounting Firm..................................  73
FUND MANAGEMENT.............................................................................  74
VOTING PROXIES ON FUND PORTFOLIO SECURITIES.................................................  81
NOTICE TO SHAREHOLDERS......................................................................  82

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
##      Rule 144 A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
        Trustees.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

              LWAS/DFA U.S. High Book to          Russell 1000/R/
                  Market Portfolio                 Value Index
              --------------------------        -----------------
   10/2007            $10,000                       $10,000
   11/2007             $9,440                        $9,511
   12/2007             $9,403                        $9,419
   01/2008             $9,043                        $9,042
   02/2008             $8,768                        $8,663
   03/2008             $8,680                        $8,598
   04/2008             $9,230                        $9,017
   05/2008             $9,447                        $9,003
   06/2008             $8,411                        $8,141
   07/2008             $8,319                        $8,112
   08/2008             $8,476                        $8,250
   09/2008             $7,715                        $7,644
   10/2008             $5,977                        $6,320
   11/2008             $5,388                        $5,867
   12/2008             $5,566                        $5,949
   01/2009             $4,904                        $5,265
   02/2009             $4,215                        $4,561
   03/2009             $4,628                        $4,951
   04/2009             $5,375                        $5,482
   05/2009             $5,789                        $5,821
   06/2009             $5,718                        $5,778
   07/2009             $6,261                        $6,251
   08/2009             $6,682                        $6,578
   09/2009             $6,970                        $6,832
   10/2009             $6,670                        $6,623
   11/2009             $7,045                        $6,996
   12/2009             $7,240                        $7,120
   01/2010             $7,069                        $6,920
   02/2010             $7,377                        $7,138
   03/2010             $7,949                        $7,603
   04/2010             $8,196                        $7,800
   05/2010             $7,497                        $7,158
   06/2010             $6,930                        $6,755
   07/2010             $7,467                        $7,213
   08/2010             $7,012                        $6,904
   09/2010             $7,701                        $7,440
   10/2010             $7,985                        $7,663
   11/2010             $7,922                        $7,622
   12/2010             $8,696                        $8,224
   01/2011             $8,968                        $8,410
   02/2011             $9,455                        $8,720
   03/2011             $9,502                        $8,755
   04/2011             $9,732                        $8,988
   05/2011             $9,599                        $8,893
   06/2011             $9,422                        $8,711
   07/2011             $8,994                        $8,422
   08/2011             $8,230                        $7,896
   09/2011             $7,401                        $7,299
   10/2011             $8,422                        $8,135
   11/2011             $8,352                        $8,093
   12/2011             $8,413                        $8,256
   01/2012             $8,831                        $8,568
   02/2012             $9,342                        $8,910
   03/2012             $9,513                        $9,174
   04/2012             $9,314                        $9,081
   05/2012             $8,652                        $8,548
   06/2012             $9,116                        $8,972
   07/2012             $9,202                        $9,065
   08/2012             $9,567                        $9,262
   09/2012             $9,917                        $9,556
   10/2012             $9,939                        $9,509
   11/2012             $9,960                        $9,505
   12/2012            $10,258                        $9,702
   01/2013            $10,974                       $10,332
   02/2013            $11,112                       $10,480
   03/2013            $11,647                       $10,896
   04/2013            $11,763                       $11,060
   05/2013            $12,249                       $11,344
   06/2013            $12,108                       $11,244
   07/2013            $12,829                       $11,851
   08/2013            $12,443                       $11,402
   09/2013            $12,808                       $11,687
   10/2013            $13,459                       $12,199
   11/2013            $14,022                       $12,540
   12/2013            $14,389                       $12,857
   01/2014            $13,818                       $12,401
   02/2014            $14,282                       $12,937
   03/2014            $14,619                       $13,246
   04/2014            $14,711                       $13,372
   05/2014            $15,031                       $13,567
   06/2014            $15,437                       $13,922
   07/2014            $15,322                       $13,685
   08/2014            $15,805                       $14,187
   09/2014            $15,413                       $13,895
   10/2014            $15,529                       $14,207
   11/2014            $15,706                       $14,498
   12/2014            $15,829                       $14,587
   01/2015            $15,035                       $14,004
   02/2015            $16,103                       $14,681
   03/2015            $15,789                       $14,482
   04/2015            $16,113                       $14,617
   05/2015            $16,288                       $14,793
   06/2015            $16,017                       $14,497
   07/2015            $15,975                       $14,561
   08/2015            $15,006                       $13,694
   09/2015            $14,518                       $13,280
   10/2015            $15,702                       $14,282
   11/2015            $15,761                       $14,337
   12/2015            $15,269                       $14,029
   01/2016            $14,220                       $13,304
   02/2016            $14,247                       $13,300
   03/2016            $15,277                       $14,258
   04/2016            $15,693                       $14,558
   05/2016            $15,906                       $14,784
   06/2016            $15,887                       $14,912
   07/2016            $16,427                       $15,345
   08/2016            $16,623                       $15,463
   09/2016            $16,698                       $15,431
   10/2016            $16,408                       $15,192
   11/2016            $17,698                       $16,060
   12/2016            $18,143                       $16,461
   01/2017            $18,393                       $16,578
   02/2017            $18,951                       $17,174
   03/2017            $18,776                       $16,999
   04/2017            $18,906                       $16,967
   05/2017            $18,886                       $16,951
   06/2017            $19,202                       $17,228
   07/2017            $19,524                       $17,457          Past performance is not predictive of
   08/2017            $19,343                       $17,253          future performance.
   09/2017            $20,084                       $17,764          The returns shown do not reflect the
   10/2017            $20,377                       $17,893          deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
         AVERAGE ANNUAL        ONE        FIVE        TEN            redemption of fund shares.
         TOTAL RETURN          YEAR       YEARS      YEARS           Russell data copyright (C) Russell
         ------------------------------------------------------      Investment Group 1995-2017, all rights
                              24.19%      15.44%     7.38%           reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA TWO-YEAR FIXED INCOME PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US CORPORATE & GOVERNMENT INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                   DFA Two-Year              ICE BofAML 1-3 Year
              Fixed Income Portfolio   US Corporate & Government Index
              ----------------------  ---------------------------------
   10/2007            $10,000                      $10,000
   11/2007            $10,030                      $10,145
   12/2007            $10,079                      $10,173
   01/2008            $10,110                      $10,348
   02/2008            $10,140                      $10,442
   03/2008            $10,153                      $10,443
   04/2008            $10,173                      $10,383
   05/2008            $10,194                      $10,361
   06/2008            $10,208                      $10,386
   07/2008            $10,239                      $10,416
   08/2008            $10,259                      $10,462
   09/2008            $10,214                      $10,405
   10/2008            $10,277                      $10,397
   11/2008            $10,381                      $10,528
   12/2008            $10,473                      $10,650
   01/2009            $10,484                      $10,661
   02/2009            $10,473                      $10,646
   03/2009            $10,519                      $10,692
   04/2009            $10,561                      $10,755
   05/2009            $10,604                      $10,840
   06/2009            $10,619                      $10,861
   07/2009            $10,640                      $10,909
   08/2009            $10,683                      $10,974
   09/2009            $10,699                      $11,018
   10/2009            $10,720                      $11,058
   11/2009            $10,763                      $11,128
   12/2009            $10,705                      $11,059
   01/2010            $10,759                      $11,148
   02/2010            $10,769                      $11,174
   03/2010            $10,760                      $11,161
   04/2010            $10,781                      $11,195
   05/2010            $10,792                      $11,221
   06/2010            $10,837                      $11,273
   07/2010            $10,869                      $11,319
   08/2010            $10,880                      $11,349
   09/2010            $10,900                      $11,377
   10/2010            $10,922                      $11,409
   11/2010            $10,900                      $11,387
   12/2010            $10,901                      $11,370
   01/2011            $10,911                      $11,395
   02/2011            $10,911                      $11,393
   03/2011            $10,910                      $11,393
   04/2011            $10,943                      $11,448
   05/2011            $10,976                      $11,490
   06/2011            $10,978                      $11,493
   07/2011            $10,989                      $11,526
   08/2011            $11,000                      $11,547
   09/2011            $10,991                      $11,520
   10/2011            $11,002                      $11,546
   11/2011            $10,991                      $11,537
   12/2011            $10,991                      $11,548
   01/2012            $11,024                      $11,588
   02/2012            $11,024                      $11,594
   03/2012            $11,030                      $11,600
   04/2012            $11,041                      $11,623
   05/2012            $11,041                      $11,621
   06/2012            $11,050                      $11,628
   07/2012            $11,072                      $11,669
   08/2012            $11,072                      $11,681
   09/2012            $11,084                      $11,695
   10/2012            $11,084                      $11,699
   11/2012            $11,084                      $11,710
   12/2012            $11,094                      $11,719
   01/2013            $11,094                      $11,726
   02/2013            $11,094                      $11,739
   03/2013            $11,099                      $11,745
   04/2013            $11,110                      $11,763
   05/2013            $11,099                      $11,746
   06/2013            $11,094                      $11,728
   07/2013            $11,105                      $11,754
   08/2013            $11,094                      $11,746
   09/2013            $11,113                      $11,778
   10/2013            $11,113                      $11,800
   11/2013            $11,113                      $11,815
   12/2013            $11,113                      $11,801
   01/2014            $11,124                      $11,824
   02/2014            $11,124                      $11,841
   03/2014            $11,127                      $11,830
   04/2014            $11,138                      $11,850
   05/2014            $11,138                      $11,877
   06/2014            $11,131                      $11,874
   07/2014            $11,131                      $11,864
   08/2014            $11,143                      $11,885
   09/2014            $11,136                      $11,878
   10/2014            $11,147                      $11,908
   11/2014            $11,159                      $11,926
   12/2014            $11,145                      $11,893
   01/2015            $11,178                      $11,954
   02/2015            $11,156                      $11,937
   03/2015            $11,184                      $11,964
   04/2015            $11,184                      $11,973
   05/2015            $11,184                      $11,983
   06/2015            $11,185                      $11,981
   07/2015            $11,185                      $11,988
   08/2015            $11,185                      $11,980
   09/2015            $11,211                      $12,015
   10/2015            $11,211                      $12,013
   11/2015            $11,189                      $11,989
   12/2015            $11,180                      $11,973
   01/2016            $11,225                      $12,036
   02/2016            $11,225                      $12,049
   03/2016            $11,256                      $12,090
   04/2016            $11,268                      $12,107
   05/2016            $11,256                      $12,099
   06/2016            $11,300                      $12,171
   07/2016            $11,300                      $12,173
   08/2016            $11,288                      $12,160
   09/2016            $11,294                      $12,174
   10/2016            $11,294                      $12,169
   11/2016            $11,283                      $12,119
   12/2016            $11,280                      $12,127
   01/2017            $11,303                      $12,148
   02/2017            $11,314                      $12,169
   03/2017            $11,318                      $12,175
   04/2017            $11,341                      $12,196
   05/2017            $11,352                      $12,216
   06/2017            $11,363                      $12,211
   07/2017            $11,386                      $12,243
   08/2017            $11,398                      $12,267                 Past performance is not predictive of
   09/2017            $11,399                      $12,253                 future performance.
   10/2017            $11,399                      $12,251                 The returns shown do not reflect the
                                                                           deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE         FIVE         TEN               would pay on fund distributions or the
          TOTAL RETURN          YEAR        YEARS       YEARS              redemption of fund shares.
          ----------------------------------------------------------       ICE BofAML index data copyright 2017
                                0.92%       0.56%       1.32%              ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA TWO-YEAR GOVERNMENT PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US TREASURY & AGENCY INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                 [CHART]

                  DFA Two-Year             ICE BofAML 1-3 Year
              Government Portfolio     US Treasury & Agency Index
              --------------------   -------------------------------
   10/2007          $10,000                     $10,000
   11/2007          $10,030                     $10,156
   12/2007          $10,066                     $10,188
   01/2008          $10,097                     $10,363
   02/2008          $10,128                     $10,458
   03/2008          $10,137                     $10,485
   04/2008          $10,158                     $10,412
   05/2008          $10,137                     $10,378
   06/2008          $10,158                     $10,409
   07/2008          $10,189                     $10,448
   08/2008          $10,220                     $10,490
   09/2008          $10,213                     $10,552
   10/2008          $10,244                     $10,630
   11/2008          $10,432                     $10,767
   12/2008          $10,604                     $10,876
   01/2009          $10,562                     $10,837
   02/2009          $10,562                     $10,837
   03/2009          $10,618                     $10,894
   04/2009          $10,650                     $10,895
   05/2009          $10,692                     $10,923
   06/2009          $10,689                     $10,913
   07/2009          $10,700                     $10,931
   08/2009          $10,732                     $10,975
   09/2009          $10,756                     $11,002
   10/2009          $10,778                     $11,026
   11/2009          $10,820                     $11,090
   12/2009          $10,765                     $11,010
   01/2010          $10,808                     $11,089
   02/2010          $10,830                     $11,112
   03/2010          $10,820                     $11,087
   04/2010          $10,842                     $11,116
   05/2010          $10,864                     $11,163
   06/2010          $10,907                     $11,213
   07/2010          $10,929                     $11,242
   08/2010          $10,940                     $11,262
   09/2010          $10,958                     $11,282
   10/2010          $10,990                     $11,308
   11/2010          $10,958                     $11,286
   12/2010          $10,969                     $11,268
   01/2011          $10,980                     $11,286
   02/2011          $10,969                     $11,278
   03/2011          $10,963                     $11,274
   04/2011          $11,008                     $11,323
   05/2011          $11,041                     $11,363
   06/2011          $11,040                     $11,367
   07/2011          $11,051                     $11,396
   08/2011          $11,062                     $11,435
   09/2011          $11,063                     $11,420
   10/2011          $11,063                     $11,430
   11/2011          $11,074                     $11,436
   12/2011          $11,075                     $11,442
   01/2012          $11,097                     $11,457
   02/2012          $11,097                     $11,446
   03/2012          $11,098                     $11,440
   04/2012          $11,110                     $11,463
   05/2012          $11,110                     $11,468
   06/2012          $11,103                     $11,463
   07/2012          $11,114                     $11,489
   08/2012          $11,125                     $11,490
   09/2012          $11,119                     $11,492
   10/2012          $11,119                     $11,486
   11/2012          $11,119                     $11,496
   12/2012          $11,123                     $11,500
   01/2013          $11,123                     $11,502
   02/2013          $11,123                     $11,511
   03/2013          $11,124                     $11,514
   04/2013          $11,135                     $11,525
   05/2013          $11,124                     $11,509
   06/2013          $11,124                     $11,500
   07/2013          $11,135                     $11,519
   08/2013          $11,124                     $11,509
   09/2013          $11,137                     $11,534
   10/2013          $11,148                     $11,547
   11/2013          $11,148                     $11,558
   12/2013          $11,140                     $11,542
   01/2014          $11,151                     $11,561
   02/2014          $11,151                     $11,571
   03/2014          $11,151                     $11,559
   04/2014          $11,162                     $11,574
   05/2014          $11,174                     $11,595
   06/2014          $11,164                     $11,590
   07/2014          $11,164                     $11,581
   08/2014          $11,175                     $11,600
   09/2014          $11,169                     $11,594
   10/2014          $11,191                     $11,625
   11/2014          $11,203                     $11,642
   12/2014          $11,176                     $11,615
   01/2015          $11,221                     $11,673
   02/2015          $11,199                     $11,649
   03/2015          $11,215                     $11,675
   04/2015          $11,226                     $11,681
   05/2015          $11,226                     $11,689
   06/2015          $11,224                     $11,693
   07/2015          $11,224                     $11,699
   08/2015          $11,224                     $11,694
   09/2015          $11,246                     $11,730
   10/2015          $11,234                     $11,719
   11/2015          $11,200                     $11,691
   12/2015          $11,188                     $11,679
   01/2016          $11,245                     $11,750
   02/2016          $11,245                     $11,763
   03/2016          $11,271                     $11,784
   04/2016          $11,271                     $11,788
   05/2016          $11,260                     $11,776
   06/2016          $11,310                     $11,845
   07/2016          $11,299                     $11,839
   08/2016          $11,287                     $11,820
   09/2016          $11,299                     $11,834
   10/2016          $11,299                     $11,827
   11/2016          $11,265                     $11,780
   12/2016          $11,276                     $11,783
   01/2017          $11,287                     $11,799
   02/2017          $11,287                     $11,811
   03/2017          $11,298                     $11,815
   04/2017          $11,309                     $11,831
   05/2017          $11,309                     $11,845
   06/2017          $11,304                     $11,836
   07/2017          $11,327                     $11,861
   08/2017          $11,338                     $11,883
   09/2017          $11,332                     $11,864                 Past performance is not predictive of
   10/2017          $11,320                     $11,857                 future performance.
                                                                        The returns shown do not reflect the
                                                                        deduction of taxes that a shareholder
          AVERAGE ANNUAL        ONE        FIVE        TEN              would pay on fund distributions or the
          TOTAL RETURN          YEAR       YEARS      YEARS             redemption of fund shares.
          -------------------------------------------------------       ICE BofAML index data copyright 2017
                                0.19%      0.36%      1.25%             ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                       DIMENSIONAL INVESTMENT GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

   The LWAS/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.19% for the Portfolio and 17.78% for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Portfolio's performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on smaller stocks within the large cap universe contributed positively to performance relative to the benchmark, as those stocks generally outperformed the benchmark. With the lowest relative price (deep value) stocks outperforming among value stocks, the Master Fund's greater emphasis on deep value stocks also benefited relative performance. Within the value portion of the market, stocks with higher profitability outperformed less profitable stocks, and the Master Fund's greater emphasis on more profitable stocks contributed to relative performance. At the sector level, the Master Fund's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017

   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorter-term government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on 10-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......      0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).      1.83%            2.38%       0.55%

----------
Source: Bloomberg

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).      1.81%            2.24%        0.43%
Bloomberg Barclays US Credit Index Long (yield)......      4.24%            4.16%       -0.08%

----------
Source: Bloomberg

   There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

   Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

DFA TWO-YEAR FIXED INCOME PORTFOLIO

   The DFA Two-Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high-quality fixed income securities maturing in two years or less. The investment strategy uses a variable-maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premium. The average maturity of the Portfolio increased to 1.37 years as of October 31, 2017, from 1.23 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.92% for the Portfolio and 0.67% for The ICE BofAML 1-3 Year US Corporate & Government Index, the Portfolio's benchmark. The Portfolio's greater weight in securities with maturities between zero and two years contributed positively to performance relative to the benchmark during a period in which interest rates rose. The Portfolio's greater weight in corporate securities also had a positive impact on relative performance during a period in which credit premiums were positive.

DFA TWO-YEAR GOVERNMENT PORTFOLIO

   The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in two years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets are shifted based on Dimensional's expectations for term premia. The average maturity of the Portfolio increased to 1.45 years as of October 31, 2017, from 1.31 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.19% for the Portfolio and 0.26% for The ICE BofAML 1-3 Year US Treasury & Agency Index, the Portfolio's Benchmark. The Portfolio's greater weight in securities with maturities between zero and two years contributed positively to performance relative to the benchmark during a period in which interest rates rose.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                     SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLES
                                               BEGINNING  ENDING              EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                 VALUE    VALUE     EXPENSE    DURING
                                               05/01/17  10/31/17    RATIO*   PERIOD*
                                               --------- --------- ---------- --------
LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,077.80    0.18%    $0.94
Hypothetical 5% Annual Return................. $1,000.00 $1,024.55    0.18%    $0.92

DFA TWO-YEAR FIXED INCOME PORTFOLIO
-----------------------------------
Actual Fund Return............................ $1,000.00 $1,005.10    0.24%    $1.21
Hypothetical 5% Annual Return................. $1,000.00 $1,024.00    0.24%    $1.22

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                      BEGINNING  ENDING              EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                        VALUE    VALUE     EXPENSE    DURING
                                      05/01/17  10/31/17    RATIO*   PERIOD*
                                      --------- --------- ---------- --------
   DFA TWO-YEAR GOVERNMENT PORTFOLIO
   ---------------------------------
   Actual Fund Return................ $1,000.00 $1,001.00    0.23%    $1.16
   Hypothetical 5% Annual Return..... $1,000.00 $1,024.05    0.23%    $1.17

----------
* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                                AFFILIATED INVESTMENT COMPANY
                                                -----------------------------
   LWAS/DFA U.S. High Book to Market Portfolio.             100.0%

FIXED INCOME PORTFOLIOS

                      DFA TWO-YEAR FIXED INCOME PORTFOLIO
              Corporate....................................  19.1%
              Government...................................   3.8%
              Foreign Corporate............................  29.8%
              Foreign Government...........................  38.6%
              Supranational................................   8.7%
                                                            -----
                                                            100.0%

                       DFA TWO-YEAR GOVERNMENT PORTFOLIO
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                         VALUE+
                                                       -----------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The U.S. Large Cap Value Series of
  The DFA Investment Trust Company.................... $57,082,520
                                                       -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY. $57,082,520
                                                       ===========

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                      DFA TWO-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
AGENCY OBLIGATIONS -- (3.4%)
Federal Home Loan Bank
    1.375%, 03/18/19............................. $  500 $  498,578
    5.375%, 05/15/19.............................    810    856,727
    1.625%, 06/14/19.............................    600    600,207
Federal National Mortgage Association
    0.875%, 08/02/19.............................    250    246,752
    1.000%, 10/24/19.............................    500    493,633
                                                         ----------
TOTAL AGENCY OBLIGATIONS.........................         2,695,897
                                                         ----------

BONDS -- (95.8%)
African Development Bank
    1.000%, 11/02/18.............................    450    447,224
    1.125%, 09/20/19.............................    500    494,125
Agence Francaise de Developpement
    1.375%, 08/02/19.............................    600    593,996
ANZ New Zealand International Ltd.
    2.600%, 09/23/19.............................    200    202,017
Apple, Inc.
    1.550%, 02/08/19.............................    659    658,433
    2.100%, 05/06/19.............................    500    503,246
    1.500%, 09/12/19.............................  1,150  1,146,206
Asian Development Bank
    1.875%, 04/12/19.............................    250    250,669
Australia & New Zealand Banking Group, Ltd.
    2.000%, 11/16/18.............................    500    501,155
    2.250%, 06/13/19.............................    500    502,283
    1.600%, 07/15/19.............................    500    497,240
Bank Nederlandse Gemeenten NV
    1.375%, 01/28/19.............................    700    697,014
##  1.500%, 02/15/19.............................    250    249,289
    1.500%, 02/15/19.............................    900    897,507
Bank of Montreal
    1.350%, 08/28/18.............................    236    235,413
Bank of Nova Scotia (The)
    2.050%, 10/30/18.............................  1,748  1,753,432
    1.950%, 01/15/19.............................    500    500,816
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.............................    469    471,975
Caisse d'Amortissement de la Dette Sociale
    1.500%, 01/28/19.............................    750    747,470
##  1.500%, 01/28/19.............................    600    598,084
Caisse des Depots et Consignations
    1.500%, 11/13/18.............................  1,800  1,793,916
Chevron Corp.
    1.790%, 11/16/18.............................  2,200  2,203,032
Cisco Systems, Inc.
    2.125%, 03/01/19.............................  2,100  2,111,361
Commonwealth Bank of Australia
    2.500%, 09/20/18.............................    250    251,825
    1.750%, 11/02/18.............................  1,125  1,124,204
    2.250%, 03/13/19.............................    476    478,584

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
Cooperatieve Rabobank UA
    2.250%, 01/14/19............................. $1,450 $1,457,475
Council Of Europe Development Bank
    1.500%, 05/17/19.............................    800    797,408
Dexia Credit Local SA
    2.250%, 01/30/19.............................    600    602,328
Erste Abwicklungsanstalt
    1.625%, 02/21/19.............................  1,600  1,593,971
European Bank for Reconstruction & Development
    1.625%, 11/15/18.............................  1,100  1,099,033
European Investment Bank
    2.125%, 03/15/19.............................    467    469,880
    1.250%, 05/15/19.............................  1,250  1,241,475
    1.125%, 08/15/19.............................    500    494,896
Export Development Canada
    1.500%, 10/03/18.............................    250    249,705
    1.750%, 08/19/19.............................    500    500,182
Exxon Mobil Corp.
    1.708%, 03/01/19.............................  1,275  1,276,038
FMS Wertmanagement AoeR
    1.625%, 11/20/18.............................    600    599,799
    1.000%, 08/16/19.............................  1,200  1,183,776
General Electric Co.
    6.000%, 08/07/19.............................  1,000  1,072,297
Inter-American Development Bank
    1.125%, 09/12/19.............................    543    537,060
International Bank for Reconstruction &
 Development
    1.875%, 10/07/19.............................  1,000  1,002,684
Kommunalbanken A.S.
    2.125%, 03/15/19.............................  2,300  2,311,500
Kommunekredit
    1.125%, 08/23/19.............................  1,000    987,996
Kommuninvest I Sverige AB
    1.125%, 10/09/18.............................    250    248,810
    1.125%, 09/17/19.............................    600    592,363
Kreditanstalt fuer Wiederaufbau
    1.500%, 02/06/19.............................    750    748,260
    1.500%, 09/09/19.............................  1,150  1,144,434
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.625%, 02/01/19.............................    300    299,646
Manitoba, Province of Canada
    1.750%, 05/30/19.............................  2,200  2,196,604
Microsoft Corp.
    1.300%, 11/03/18.............................  1,375  1,371,373
Municipality Finance P.L.C.
##  1.250%, 09/10/18.............................  1,000    996,534
    1.250%, 04/18/19.............................    700    694,638
National Australia Bank, Ltd.
    2.250%, 07/01/19.............................  1,250  1,257,117

DFA TWO-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT   VALUE+
                                                  ------   ------
                                                  (000)
Nederlandse Waterschapsbank NV
##  1.500%, 01/23/19............................. $1,150 $1,146,757
    1.875%, 03/13/19.............................    500    500,679
##  1.250%, 09/09/19.............................    450    445,138
NRW Bank
    1.375%, 08/20/18.............................    400    399,030
    1.250%, 07/29/19.............................    250    247,406
Oesterreichische Kontrollbank AG
    1.625%, 03/12/19.............................  1,600  1,598,208
    1.125%, 04/26/19.............................    500    495,088
Ontario, Province of Canada
    2.000%, 01/30/19.............................    500    501,256
    1.250%, 06/17/19.............................  1,850  1,832,018
Oracle Corp.
    2.375%, 01/15/19.............................  1,025  1,033,414
Pfizer, Inc.
    2.100%, 05/15/19.............................    876    880,992
Royal Bank of Canada
    2.150%, 03/15/19.............................  1,420  1,427,630
    1.625%, 04/15/19.............................    842    839,548
Shell International Finance BV
    1.625%, 11/10/18.............................  1,925  1,924,323
    2.000%, 11/15/18.............................    150    150,544
    1.375%, 09/12/19.............................    200    198,466
State of North Rhine-Westphalia Germany
    1.875%, 06/17/19.............................    900    900,466
Statoil ASA
    1.150%, 05/15/18.............................    400    399,176
Svensk Exportkredit AB
    1.250%, 04/12/19.............................  1,150  1,141,721
    1.875%, 06/17/19.............................  1,000  1,001,170
Svenska Handelsbanken AB
    2.500%, 01/25/19.............................  2,116  2,132,474
Toronto-Dominion Bank (The)
    2.125%, 07/02/19.............................  1,250  1,255,718
    1.900%, 10/24/19.............................  1,000    998,979

                                                      FACE
                                                     AMOUNT    VALUE+
                                                     ------    ------
                                                     (000)
Total Capital International SA
      2.125%, 01/10/19............................. $    300 $   301,541
      2.100%, 06/19/19.............................      500     502,731
Total Capital SA
      2.125%, 08/10/18.............................    1,440   1,444,447
Toyota Motor Credit Corp.
      1.550%, 07/13/18.............................      750     750,003
      2.100%, 01/17/19.............................      750     752,877
      1.700%, 02/19/19.............................      500     499,580
      1.400%, 05/20/19.............................      198     196,904
Westpac Banking Corp.
      2.250%, 01/17/19.............................    2,334   2,345,126
                                                             -----------
TOTAL BONDS........................................           75,181,208
                                                             -----------

U.S. TREASURY OBLIGATIONS -- (0.3%)
U.S. Treasury Notes
      0.875%, 04/15/19.............................      250     247,598
                                                             -----------
TOTAL INVESTMENT SECURITIES........................           78,124,703
                                                             -----------

                                                     SHARES
                                                     ------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional U.S. Government
       Money Market Fund, 0.960%...................  404,829     404,829
                                                             -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
(S)@  DFA Short Term Investment Fund...............       17         202
                                                             -----------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $78,662,551)...............................           $78,529,734
                                                             ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   ----------------------------------------
                                   LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                   -------- ----------- ------- -----------
    Agency Obligations............       -- $ 2,695,897   --    $ 2,695,897
    Bonds.........................       --  75,181,208   --     75,181,208
    U.S. Treasury Obligations.....       --     247,598   --        247,598
    Temporary Cash Investments.... $404,829          --   --        404,829
    Securities Lending Collateral.       --         202   --            202
                                   -------- -----------   --    -----------
    TOTAL......................... $404,829 $78,124,905   --    $78,529,734
                                   ======== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                       DFA TWO-YEAR GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                          FACE
                                                                         AMOUNT     VALUE+
                                                                        -------- ------------
                                                                         (000)
U.S. TREASURY OBLIGATIONS -- (96.0%)
U.S. Treasury Notes
  1.375%, 12/31/18..................................................... $  6,200 $  6,190,070
  1.125%, 01/15/19.....................................................    6,500    6,469,785
  1.250%, 01/31/19.....................................................    5,250    5,233,184
  0.750%, 02/15/19.....................................................    5,000    4,951,563
  2.750%, 02/15/19.....................................................    9,600    9,749,250
  1.500%, 02/28/19.....................................................   29,400   29,386,219
  1.000%, 03/15/19.....................................................    2,000    1,985,782
  0.875%, 04/15/19.....................................................   23,300   23,076,101
  0.875%, 09/15/19.....................................................    5,000    4,933,789
  1.750%, 09/30/19.....................................................    6,200    6,216,953
  1.000%, 10/15/19.....................................................   10,500   10,379,004
                                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS........................................           108,571,700
                                                                                 ------------
AGENCY OBLIGATIONS -- (3.6%)
Federal Home Loan Bank
  1.375%, 03/18/19.....................................................    4,100    4,088,343
                                                                                 ------------
TOTAL INVESTMENT SECURITIES............................................           112,660,043
                                                                                 ------------

                                                                         SHARES
                                                                        --------
TEMPORARY CASH INVESTMENTS -- (0.4%)
  State Street Institutional U.S. Government Money Market Fund, 0.960%.  405,338      405,338
                                                                                 ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $113,383,764)...................................................          $113,065,381
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------
                                 LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                 -------- ------------ ------- ------------
     U.S. Treasury Obligations..       -- $108,571,700   --    $108,571,700
     Agency Obligations.........       --    4,088,343   --       4,088,343
     Temporary Cash Investments. $405,338           --   --         405,338
                                 -------- ------------   --    ------------
     TOTAL...................... $405,338 $112,660,043   --    $113,065,381
                                 ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
Investment in The U.S. Large Cap Value Series of
 The DFA Investment Trust Company (Affiliated Investment Company) at Value............. $     57,083
Prepaid Expenses and Other Assets......................................................            5
                                                                                        ------------
     Total Assets......................................................................       57,088
                                                                                        ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................................            9
Accrued Expenses and Other Liabilities.................................................           10
                                                                                        ------------
     Total Liabilities.................................................................           19
                                                                                        ------------
NET ASSETS............................................................................. $     57,069
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    2,834,905
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $      20.13
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     17,350
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).           50
Accumulated Net Realized Gain (Loss)...................................................        5,971
Net Unrealized Appreciation (Depreciation).............................................       33,698
                                                                                        ------------
NET ASSETS............................................................................. $     57,069
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                        DFA TWO-YEAR  DFA TWO-YEAR
                                                                                        FIXED INCOME   GOVERNMENT
                                                                                         PORTFOLIO     PORTFOLIO
                                                                                        ------------  ------------
ASSETS:
Investments at Value................................................................... $     78,125  $    112,660
Temporary Cash Investments at Value & Cost.............................................          405           405
Receivables:
  Investment Securities Sold...........................................................          401            --
  Dividends, Interest and Tax Reclaims.................................................          397           246
Prepaid Expenses and Other Assets......................................................            6             7
                                                                                        ------------  ------------
     Total Assets......................................................................       79,334       113,318
                                                                                        ------------  ------------
LIABILITIES:
Payables:
  Investment Securities Purchased......................................................          494            --
  Fund Shares Redeemed.................................................................           --           350
  Due to Advisor.......................................................................           10            14
Accrued Expenses and Other Liabilities.................................................           15            20
                                                                                        ------------  ------------
     Total Liabilities.................................................................          519           384
                                                                                        ------------  ------------
NET ASSETS............................................................................. $     78,815  $    112,934
                                                                                        ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    7,899,923    11,506,442
                                                                                        ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                $       9.98  $       9.81
                                                                                        ============  ============
Investments at Cost.................................................................... $     78,257  $    112,979
                                                                                        ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     78,982  $    113,687
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).          102           117
Accumulated Net Realized Gain (Loss)...................................................         (137)         (551)
Net Unrealized Appreciation (Depreciation).............................................         (132)         (319)
                                                                                        ------------  ------------
NET ASSETS............................................................................. $     78,815  $    112,934
                                                                                        ============  ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000   300,000,000
                                                                                        ============  ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                           LWAS/DFA
                                                                           U.S. HIGH
                                                                            BOOK TO   DFA TWO-YEAR DFA TWO-YEAR
                                                                            MARKET    FIXED INCOME  GOVERNMENT
                                                                          PORTFOLIO*#  PORTFOLIO#   PORTFOLIO
                                                                          ----------- ------------ ------------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Company:
    Dividends............................................................   $ 1,298          --           --
    Income from Securities Lending.......................................         6          --           --
    Expenses Allocated from Affiliated Investment Company................       (62)         --           --
                                                                            -------      ------       ------
     Total Net Investment Income Received from Affiliated Investment
      Company............................................................     1,242          --           --
                                                                            -------      ------       ------
FUND INVESTMENT INCOME
  Dividends..............................................................        --      $    4       $    3
  Interest...............................................................        --       1,098        1,293
  Income from Securities Lending.........................................        --           1           --
                                                                            -------      ------       ------
     Total Investment Income.............................................        --       1,103        1,296
                                                                            -------      ------       ------
FUND EXPENSES
  Investment Management Fees.............................................        62         120          168
  Accounting & Transfer Agent Fees.......................................         4           8           10
  Shareholder Servicing Fees.............................................        28          21           29
  Custodian Fees.........................................................        --           4            1
  Filing Fees............................................................        18          18           19
  Shareholders' Reports..................................................         7          10           14
  Directors'/Trustees' Fees & Expenses...................................         1           1            1
  Professional Fees......................................................         3           6            7
  Other..................................................................        --           3            5
                                                                            -------      ------       ------
     Total Expenses......................................................       123         191          254
                                                                            -------      ------       ------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................       (56)         --           --
                                                                            -------      ------       ------
  Net Expenses...........................................................        67         191          254
                                                                            -------      ------       ------
  NET INVESTMENT INCOME (LOSS)...........................................     1,175         912        1,042
                                                                            -------      ------       ------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**.........................................     6,226        (120)        (283)
    Futures..............................................................        51          --           --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities................................................     4,829        (123)        (476)
    Futures..............................................................       (14)         --           --
                                                                            -------      ------       ------
  NET REALIZED AND UNREALIZED GAIN (LOSS)................................    11,092        (243)        (759)
                                                                            -------      ------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $12,267      $  669       $  283
                                                                            =======      ======       ======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     LWAS/DFA U.S. HIGH BOOK DFA TWO-YEAR FIXED     DFA TWO-YEAR
                                                     TO MARKET PORTFOLIO      INCOME PORTFOLIO   GOVERNMENT PORTFOLIO
                                                     ----------------------  ------------------  ------------------
                                                       YEAR         YEAR       YEAR      YEAR      YEAR       YEAR
                                                      ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
                                                     OCT. 31,     OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,   OCT. 31,
                                                       2017         2016       2017      2016      2017       2016
                                                     --------     --------   --------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  1,175     $ 1,207    $    912  $    648  $  1,042   $    670
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.....................    6,226       3,454        (120)      (18)     (283)      (267)
    Futures.........................................       51          59          --        --        --         --
  Change in Unrealized Appreciation (Depreciation)
   of:
    Investment Securities...........................    4,829      (2,441)       (123)       49      (476)       227
    Futures.........................................      (14)         (9)         --        --        --         --
                                                      --------    -------    --------  --------  --------   --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................   12,267       2,270         669       679       283        630
                                                      --------    -------    --------  --------  --------   --------
Distributions From:
  Net Investment Income.............................   (1,129)     (1,193)       (895)     (605)   (1,008)      (610)
  Net Short-Term Gains..............................      (40)         --          --      (205)       --       (352)
  Net Long-Term Gains...............................   (3,325)     (4,712)         --        (5)       --         --
                                                      --------    -------    --------  --------  --------   --------
     Total Distributions............................   (4,494)     (5,905)       (895)     (815)   (1,008)      (962)
                                                      --------    -------    --------  --------  --------   --------
Capital Share Transactions (1):
  Shares Issued.....................................      696       1,005       7,220     3,649    15,655      5,405
  Shares Issued in Lieu of Cash Distributions.......    4,494       5,905         895       815     1,008        962
  Shares Redeemed...................................  (10,508)     (8,182)    (10,242)  (14,939)  (18,503)   (24,184)
                                                      --------    -------    --------  --------  --------   --------
     Net Increase (Decrease) from Capital Share
      Transactions..................................   (5,318)     (1,272)     (2,127)  (10,475)   (1,840)   (17,817)
                                                      --------    -------    --------  --------  --------   --------
     Total Increase (Decrease) in Net Assets........    2,455      (4,907)     (2,353)  (10,611)   (2,565)   (18,149)
NET ASSETS
  Beginning of Year.................................   54,614      59,521      81,168    91,779   115,499    133,648
                                                      --------    -------    --------  --------  --------   --------
  End of Year....................................... $ 57,069     $54,614    $ 78,815  $ 81,168  $112,934   $115,499
                                                      ========    =======    ========  ========  ========   ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................       37          59         723       365     1,590        548
  Shares Issued in Lieu of Cash Distributions.......      242         351          90        82       103         98
  Shares Redeemed...................................     (555)       (482)     (1,026)   (1,494)   (1,881)    (2,451)
                                                      --------    -------    --------  --------  --------   --------
     Net Increase (Decrease) from Shares Issued
      and Redeemed..................................     (276)        (72)       (213)   (1,047)     (188)    (1,805)
                                                      ========    =======    ========  ========  ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)................................. $     50     $    64    $    102  $    100  $    117   $    102

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
                                                              -------------------------------------------
                                                                YEAR     YEAR     YEAR     YEAR     YEAR
                                                               ENDED    ENDED    ENDED    ENDED    ENDED
                                                              OCT. 31, OCT. 31, OCT. 31, OCT. 31, OCT. 31,
                                                                2017     2016     2015     2014     2013
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $ 17.55  $ 18.70  $ 20.16  $ 18.40  $ 13.84
                                                              -------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)............................    0.39     0.37     0.38     0.32     0.28
 Net Gains (Losses) on Securities (Realized and Unrealized)..    3.71     0.36    (0.23)    2.41     4.57
                                                              -------  -------  -------  -------  -------
   Total from Investment Operations..........................    4.10     0.73     0.15     2.73     4.85
----------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.......................................   (0.39)   (0.37)   (0.36)   (0.29)   (0.29)
 Net Realized Gains..........................................   (1.13)   (1.51)   (1.25)   (0.68)      --
                                                              -------  -------  -------  -------  -------
   Total Distributions.......................................   (1.52)   (1.88)   (1.61)   (0.97)   (0.29)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $ 20.13  $ 17.55  $ 18.70  $ 20.16  $ 18.40
============================================================  ======== ======== ======== ======== ========
Total Return.................................................   24.19%    4.49%    1.12%   15.38%   35.41%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $57,069  $54,614  $59,521  $68,214  $67,266
Ratio of Expenses to Average Net Assets (B)..................    0.23%    0.33%    0.32%    0.34%    0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor) (B)..............................    0.33%    0.43%    0.35%    0.34%    0.34%
Ratio of Net Investment Income to Average Net Assets.........    2.08%    2.19%    1.99%    1.67%    1.77%
----------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  DFA TWO-YEAR FIXED INCOME PORTFOLIO
                                                              -------------------------------------------
                                                                YEAR     YEAR     YEAR     YEAR     YEAR
                                                               ENDED    ENDED    ENDED    ENDED    ENDED
                                                              OCT. 31, OCT. 31, OCT. 31, OCT. 31, OCT. 31,
                                                                2017     2016     2015     2014     2013
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $ 10.00  $ 10.02  $ 10.02  $ 10.02  $ 10.07
                                                              -------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................    0.11     0.08     0.04     0.02     0.03
  Net Gains (Losses) on Securities (Realized and Unrealized).   (0.02)   (0.01)    0.02     0.01       --
                                                              -------  -------  -------  -------  -------
   Total from Investment Operations..........................    0.09     0.07     0.06     0.03     0.03
----------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................   (0.11)   (0.07)   (0.04)   (0.02)   (0.03)
  Net Realized Gains.........................................      --    (0.02)   (0.02)   (0.01)   (0.05)
                                                              -------  -------  -------  -------  -------
   Total Distributions.......................................   (0.11)   (0.09)   (0.06)   (0.03)   (0.08)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $  9.98  $ 10.00  $ 10.02  $ 10.02  $ 10.02
============================================================= ======== ======== ======== ======== ========
Total Return.................................................    0.92%    0.74%    0.57%    0.31%    0.26%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $78,815  $81,168  $91,779  $98,961  $94,726
Ratio of Expenses to Average Net Assets......................    0.24%    0.29%    0.29%    0.28%    0.29%
Ratio of Net Investment Income to Average Net Assets.........    1.14%    0.75%    0.43%    0.20%    0.27%
Portfolio Turnover Rate......................................     115%      93%     238%     122%      57%
----------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      DFA TWO-YEAR GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------
                                                                YEAR      YEAR      YEAR      YEAR      YEAR
                                                               ENDED     ENDED     ENDED     ENDED     ENDED
                                                              OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                2017      2016      2015      2014      2013
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $   9.88  $   9.90  $   9.92  $   9.91  $   9.96
                                                              --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................     0.09      0.05      0.03      0.01      0.01
  Net Gains (Losses) on Securities (Realized and Unrealized).    (0.07)     0.01      0.01      0.03      0.02
                                                              --------  --------  --------  --------  --------
   Total from Investment Operations..........................     0.02      0.06      0.04      0.04      0.03
---------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................    (0.09)    (0.05)    (0.03)    (0.01)    (0.01)
  Net Realized Gains.........................................       --     (0.03)    (0.03)    (0.02)    (0.07)
                                                              --------  --------  --------  --------  --------
   Total Distributions.......................................    (0.09)    (0.08)    (0.06)    (0.03)    (0.08)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $   9.81  $   9.88  $   9.90  $   9.92  $   9.91
============================================================= ========  ========  ========  ========  ========
Total Return.................................................     0.19%     0.58%     0.38%     0.39%     0.26%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $112,934  $115,499  $133,648  $145,231  $145,205
Ratio of Expenses to Average Net Assets......................     0.23%     0.28%     0.28%     0.27%     0.28%
Ratio of Net Investment Income to Average Net Assets.........     0.93%     0.55%     0.31%     0.12%     0.05%
Portfolio Turnover Rate......................................      176%      118%      262%      225%      160%
---------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fourteen portfolios, three of which, LWAS/DFA U.S. High Book to Market Portfolio, DFA Two-Year Fixed Income Portfolio (formerly known as LWAS/DFA Two-Year Fixed Income Portfolio) and DFA Two-Year Government Portfolio (formerly known as LWAS/DFA Two-Year Government Portfolio) (the "Portfolios"), are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   LWAS/DFA U.S. High Book to Market Portfolio ("Feeder Fund") primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2017, the Feeder Fund owned less than 1% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments for the Portfolios (except for the Feeder Fund). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

             LWAS/DFA U.S. High Book to Market Portfolio (1). 0.11%
             DFA Two-Year Fixed Income Portfolio............. 0.15%
             DFA Two-Year Government Portfolio............... 0.15%

   (1) Effective as of July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Feeder Fund to the extent necessary to limit the total management fees paid to the Advisor by the Feeder Fund, including the proportionate share of the management fees the Feeder Fund pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to 0.11% of the average net assets of a class of the Feeder Fund on an annualized basis. The Fee Waiver Agreement for the Feeder Fund will remain in effect permanently, unless terminated by the Fund.

   For the year ended October 31, 2017 approximately $56 (in thousands) of the LWAS/DFA U.S. High Book to Market Portfolio's management fees were waived pursuant to the Fee Waiver Agreement.

   Prior to February 28, 2017, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolios paid monthly Shareholder Servicing Fees to LWIF at the following effective annual rates of their average daily net assets:

                                                        SHAREHOLDER
                                                       SERVICING FEES
                                                       --------------
          LWAS/DFA U.S. High Book to Market Portfolio.      0.15%
          DFA Two-Year Fixed Income Portfolio.........      0.08%
          DFA Two-Year Government Portfolio...........      0.08%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $31 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                LWAS/DFA U.S. High Book to Market Portfolio. $4
                DFA Two-Year Fixed Income Portfolio.........  5
                DFA Two-Year Government Portfolio...........  8

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                         U.S. GOVERNMENT   OTHER INVESTMENT
                                            SECURITIES        SECURITIES
                                        ------------------ -----------------
                                        PURCHASES  SALES   PURCHASES  SALES
                                        --------- -------- --------- -------
   DFA Two-Year Fixed Income Portfolio. $  8,869  $ 11,944  $82,565  $81,570
   DFA Two-Year Government Portfolio...  195,583   196,863       --       --

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                  NET REALIZED                                     DIVIDEND   CAPITAL GAIN
                                                  GAIN/(LOSS)    CHANGE IN                        INCOME FROM DISTRIBUTIONS
                                                  ON SALES OF   UNREALIZED              SHARES AS AFFILIATED      FROM
                  BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT    OF     INVESTMENT   AFFILIATED
                   10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17  10/31/17   COMPANIES   INVESTMENT
                  ---------- --------- ---------- ------------ ------------- ---------- --------- ----------- -------------
DFA TWO-YEAR FIXED INCOME PORTFOLIO
DFA Short Term
 Investment Fund.   $1,131    $7,083     $8,214        --           --           --        --       $4,922         --
                    ------    ------     ------        --           --           --        --       ------         --
TOTAL............   $1,131    $7,083     $8,214        --           --           --        --       $4,922         --

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to tax equalization, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                INCREASE       INCREASE
                                                               (DECREASE)     (DECREASE)
                                                INCREASE     UNDISTRIBUTED   ACCUMULATED
                                               (DECREASE)    NET INVESTMENT  NET REALIZED
                                             PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                             --------------- -------------- --------------
LWAS/DFA U.S. High Book to Market Portfolio.      $375            $(60)         $(315)
DFA Two-Year Fixed Income Portfolio.........        15             (15)            --
DFA Two-Year Government Portfolio...........        19             (19)            --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                             NET INVESTMENT
                                               INCOME AND
                                               SHORT-TERM     LONG-TERM   TAX EXEMPT
                                             CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                             -------------- ------------- ---------- ------
LWAS/DFA U.S. High Book to Market Portfolio
2016........................................     $1,193        $4,712         --     $5,905
2017........................................      1,169         3,325         --      4,494
DFA Two-Year Fixed Income Portfolio
2016........................................        809             5         --        814
2017........................................        895            --         --        895
DFA Two-Year Government Portfolio
2016........................................        962            --         --        962
2017........................................      1,008            --         --      1,008

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                             NET INVESTMENT
                                               INCOME AND
                                               SHORT-TERM     LONG-TERM
                                             CAPITAL GAINS  CAPITAL GAINS TOTAL
                                             -------------- ------------- -----
LWAS/DFA U.S. High Book to Market Portfolio.      $(72)         $(303)    $(375)
DFA Two-Year Fixed Income Portfolio.........       (15)            --       (15)
DFA Two-Year Government Portfolio...........       (19)            --       (19)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                     UNDISTRIBUTED                                               TOTAL NET
                                     NET INVESTMENT                                            DISTRIBUTABLE
                                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                     -------------- ------------- ------------- -------------- -------------
LWAS/DFA U.S. High Book to Market
  Portfolio.........................      $312         $5,756            --        $33,656        $39,724
DFA Two-Year Fixed Income Portfolio.       108             --         $(137)          (133)          (162)
DFA Two-Year Government Portfolio...       124             --          (551)          (318)          (745)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                       UNLIMITED TOTAL
                                                       --------- -----
          LWAS/DFA U.S. High Book to Market Portfolio.     --      --
          DFA Two-Year Fixed Income Portfolio.........   $137    $137
          DFA Two-Year Government Portfolio...........    551     551

   During the year ended October 31, 2017, the Portfolios did not utilize capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                     NET
                                                                                  UNREALIZED
                                             FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                             TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                             -------- ------------ ------------ --------------
LWAS/DFA U.S. High Book to Market Portfolio. $ 23,427   $33,656          --        $33,656
DFA Two-Year Fixed Income Portfolio.........   78,663         8       $(141)          (133)
DFA Two-Year Government Portfolio...........  113,384        --        (318)          (318)

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Portfolio's tax positions and has concluded that no additional provision for income tax is required in any of the Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1. Futures Contracts: The Portfolios may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the location of derivative instrument holdings on the Portfolios' Statements of Operations categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

    DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES
    ---------------   --------------------------------------
    Equity Contracts  Net Realized Gain (Loss) on: Futures
                      Change in Unrealized Appreciation (Depreciation) of:
                        Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                        DERIVATIVES
                                                   -----------------------------
                                                                  EQUITY
                                                   TOTAL      CONTRACTS*(1)
                                                   -----     ----------------
      LWAS/DFA U.S. High Book to Market Portfolio. $ 51            $ 51

                                                    CHANGE IN UNREALIZED
                                                   APPRECIATION (DEPRECIATION) ON
                                                        DERIVATIVES
                                                   -----------------------------
                                                   TOTAL     EQUITY CONTRACTS
                                                   -----     ----------------
      LWAS/DFA U.S. High Book to Market Portfolio. $(14)           $(14)

* As of October 31, 2017, there were no futures contracts outstanding. During the year ended October 31, 2017, the Portfolio had limited activity in futures contracts.

(1)The amount listed reflects allocated derivatives activity from the Master
   Fund.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

K. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               APPROXIMATE
                                                                PERCENTAGE
                                                  NUMBER OF   OF OUTSTANDING
                                                 SHAREHOLDERS     SHARES
                                                 ------------ --------------
    LWAS/DFA U.S. High Book to Market Portfolio.      2             92%
    DFA Two-Year Fixed Income Portfolio.........      3             96%
    DFA Two-Year Government Portfolio...........      3             97%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

L. SUBSEQUENT EVENT EVALUATIONS:

   The Board of Directors of the Fund, on behalf of the LWAS/DFA U.S. High Book to Market Portfolio (the "LWAS Portfolio"), approved an Agreement and Plan of Reorganization, under which the LWAS Portfolio will be reorganized with and into the U.S. Large Cap Value Portfolio III (the "Large Cap Value Portfolio III"), another portfolio of the Fund (the "Reorganization"). The LWAS Portfolio and the Large Cap Value Portfolio III have identical investment objectives and fundamental investment restrictions, and each Portfolio invests substantially all of its assets in The U.S. Large Cap Value Series, a series of The DFA Investment Trust Company. Shareholder approval of the Reorganization is not required and will not be solicited. It is currently expected that the Reorganization will be completed on or about February 26, 2018. Management has evaluated the impact of all subsequent events on the remaining Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA U.S. High Book to Market Portfolio, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (three of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                        DFA INVESTMENT DIMENSIONS GROUP

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]


                LWAS/DFA International            MSCI World
                     High Book to                ex USA Index
                   Market Portfolio             (net dividends)
              -------------------------        ---------------
   10/2007             $10,000                    $10,000
   11/2007              $9,394                     $9,609
   12/2007              $9,191                     $9,428
   01/2008              $8,443                     $8,578
   02/2008              $8,335                     $8,734
   03/2008              $8,432                     $8,609
   04/2008              $8,806                     $9,088
   05/2008              $8,810                     $9,225
   06/2008              $7,937                     $8,508
   07/2008              $7,711                     $8,205
   08/2008              $7,387                     $7,888
   09/2008              $6,524                     $6,749
   10/2008              $4,886                     $5,345
   11/2008              $4,586                     $5,055
   12/2008              $4,923                     $5,322
   01/2009              $4,241                     $4,825
   02/2009              $3,720                     $4,337
   03/2009              $4,126                     $4,623
   04/2009              $4,888                     $5,219
   05/2009              $5,610                     $5,879
   06/2009              $5,525                     $5,818
   07/2009              $6,177                     $6,364
   08/2009              $6,531                     $6,669
   09/2009              $6,866                     $6,944
   10/2009              $6,593                     $6,833
   11/2009              $6,784                     $7,002
   12/2009              $6,861                     $7,113
   01/2010              $6,467                     $6,780
   02/2010              $6,488                     $6,773
   03/2010              $6,997                     $7,209
   04/2010              $6,880                     $7,102
   05/2010              $6,071                     $6,318
   06/2010              $5,959                     $6,227
   07/2010              $6,710                     $6,802
   08/2010              $6,380                     $6,599
   09/2010              $7,062                     $7,232
   10/2010              $7,308                     $7,489
   11/2010              $6,935                     $7,172
   12/2010              $7,582                     $7,750
   01/2011              $7,905                     $7,917
   02/2011              $8,169                     $8,210
   03/2011              $7,943                     $8,046
   04/2011              $8,365                     $8,484
   05/2011              $8,056                     $8,232
   06/2011              $7,945                     $8,115
   07/2011              $7,692                     $7,981
   08/2011              $6,864                     $7,307
   09/2011              $6,114                     $6,573
   10/2011              $6,701                     $7,212
   11/2011              $6,477                     $6,879
   12/2011              $6,300                     $6,804
   01/2012              $6,725                     $7,171
   02/2012              $7,077                     $7,565
   03/2012              $7,015                     $7,509
   04/2012              $6,762                     $7,382
   05/2012              $5,927                     $6,540
   06/2012              $6,345                     $6,969
   07/2012              $6,320                     $7,056
   08/2012              $6,579                     $7,257
   09/2012              $6,811                     $7,477
   10/2012              $6,895                     $7,530
   11/2012              $7,004                     $7,688
   12/2012              $7,349                     $7,920
   01/2013              $7,694                     $8,310
   02/2013              $7,458                     $8,227
   03/2013              $7,479                     $8,292
   04/2013              $7,851                     $8,670
   05/2013              $7,751                     $8,476
   06/2013              $7,481                     $8,158
   07/2013              $7,989                     $8,592
   08/2013              $7,934                     $8,482
   09/2013              $8,522                     $9,081
   10/2013              $8,819                     $9,386
   11/2013              $8,847                     $9,443
   12/2013              $9,045                     $9,586
   01/2014              $8,712                     $9,199
   02/2014              $9,201                     $9,701
   03/2014              $9,140                     $9,657
   04/2014              $9,289                     $9,809
   05/2014              $9,388                     $9,961
   06/2014              $9,511                    $10,103
   07/2014              $9,288                     $9,923
   08/2014              $9,288                     $9,931
   09/2014              $8,884                     $9,523
   10/2014              $8,732                     $9,371
   11/2014              $8,732                     $9,487
   12/2014              $8,408                     $9,171
   01/2015              $8,345                     $9,139
   02/2015              $8,941                     $9,685
   03/2015              $8,758                     $9,523
   04/2015              $9,229                     $9,935
   05/2015              $9,229                     $9,849
   06/2015              $8,961                     $9,569
   07/2015              $8,876                     $9,721
   08/2015              $8,216                     $9,013
   09/2015              $7,656                     $8,558
   10/2015              $8,244                     $9,201
   11/2015              $8,126                     $9,055
   12/2015              $7,874                     $8,893
   01/2016              $7,257                     $8,280
   02/2016              $7,021                     $8,165
   03/2016              $7,548                     $8,719
   04/2016              $7,920                     $8,999
   05/2016              $7,762                     $8,898
   06/2016              $7,482                     $8,627
   07/2016              $7,815                     $9,052
   08/2016              $8,022                     $9,060
   09/2016              $8,113                     $9,170
   10/2016              $8,206                     $8,992
   11/2016              $8,252                     $8,848
   12/2016              $8,520                     $9,137
   01/2017              $8,881                     $9,409
   02/2017              $8,822                     $9,517
   03/2017              $9,019                     $9,759
   04/2017              $9,147                     $9,967
   05/2017              $9,310                    $10,299
   06/2017              $9,412                    $10,308
   07/2017              $9,851                    $10,615
   08/2017              $9,839                    $10,613          Past performance is not predictive of
   09/2017             $10,190                    $10,888          future performance.
   10/2017             $10,380                    $11,037          The returns shown do not reflect the
                                                                   deduction of taxes that a shareholder
         AVERAGE ANNUAL        ONE       FIVE       TEN            would pay on fund distributions or the
         TOTAL RETURN          YEAR      YEARS     YEARS           redemption of fund shares.
         ----------------------------------------------------      MSCI data copyright MSCI 2017, all
                              26.51%     8.53%     0.37%           rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                              RETURN IN U.S. DOLLARS
                                              ----------------------

           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
         -                                      ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
                  China....................    41.71%            41.06%
                  Korea....................    37.49%            40.42%

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the funds' relative performance.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

   The LWAS/DFA International High Book to Market Portfolio seeks to capture the returns of International large-cap value stocks by purchasing shares of The DFA International Value Series, a Master Fund managed by Dimensional that invests in such stocks. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Master Fund held approximately 510 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.51% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the International equity market rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Master Fund's emphasis on value stocks contributed positively to performance relative to the benchmark. The Master Fund's general exclusion of real estate investment trusts (REITs) and certain utilities also had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                              SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLE
                                                        BEGINNING  ENDING              EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                          VALUE    VALUE     EXPENSE    DURING
                                                        05/01/17  10/31/17    RATIO*   PERIOD*
                                                        --------- --------- ---------- --------
LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO**
------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $1,134.80    0.28%    $1.51
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.79    0.28%    $1.43

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings which reflect the investments by country.

FEEDER FUND

                                                      AFFILIATED INVESTMENT COMPANY
                                                      -----------------------------
LWAS/DFA International High Book to Market Portfolio.             100.0%

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                               VALUE+
                                                             -----------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The DFA International Value Series of The DFA
  Investment Trust Company.................................. $58,137,452
                                                             -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY....... $58,137,452
                                                             ===========

Summary of the Portfolio's Master Fund's investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
Investment in The DFA International Value Series of
 The DFA Investment Trust Company (Affiliated Investment Company) at Value............. $       58,137
Prepaid Expenses and Other Assets......................................................              7
                                                                                        --------------
     Total Assets......................................................................         58,144
                                                                                        --------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................................              6
Accrued Expenses and Other Liabilities.................................................              9
                                                                                        --------------
     Total Liabilities.................................................................             15
                                                                                        --------------
NET ASSETS............................................................................. $       58,129
                                                                                        ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................      6,668,405
                                                                                        ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $         8.72
                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $       46,652
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).            125
Accumulated Net Realized Gain (Loss)...................................................            211
Net Unrealized Foreign Exchange Gain (Loss)............................................              5
Net Unrealized Appreciation (Depreciation).............................................         11,136
                                                                                        --------------
NET ASSETS............................................................................. $       58,129
                                                                                        ==============
(1) NUMBER OF SHARES AUTHORIZED........................................................  1,000,000,000
                                                                                        ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

            LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO*#

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated Investment Company:
    Dividends (Net of Foreign Taxes Withheld of $160)............................................... $ 1,923
    Income from Securities Lending..................................................................      47
    Expenses Allocated from Affiliated Investment Company...........................................    (118)
                                                                                                     -------
     Total Investment Income........................................................................   1,852
                                                                                                     -------
EXPENSES
  Investment Management Fees........................................................................     117
  Accounting & Transfer Agent Fees..................................................................       5
  Shareholder Servicing Fees........................................................................      34
  Filing Fees.......................................................................................      19
  Shareholders' Reports.............................................................................       7
  Directors'/Trustees' Fees & Expenses..............................................................       1
  Professional Fees.................................................................................       2
                                                                                                     -------
     Total Expenses.................................................................................     185
                                                                                                     -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor (Note C).    (112)
                                                                                                     -------
  Net Expenses......................................................................................      73
                                                                                                     -------
  NET INVESTMENT INCOME (LOSS)......................................................................   1,779
                                                                                                     -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**....................................................................   1,468
    Futures.........................................................................................      83
    Foreign Currency Transactions...................................................................     (15)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency......................................................   9,982
    Futures.........................................................................................     (44)
    Translation of Foreign Currency Denominated Amounts.............................................       6
                                                                                                     -------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................................  11,480
                                                                                                     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................... $13,259
                                                                                                     =======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0.
# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                        LWAS/DFA INTERNATIONAL
                                                                                        HIGH BOOK TO MARKET
                                                                                             PORTFOLIO
                                                                                        ---------------------
                                                                                          YEAR        YEAR
                                                                                         ENDED       ENDED
                                                                                        OCT. 31,    OCT. 31,
                                                                                          2017        2016
                                                                                        --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)......................................................... $  1,779    $  1,822
  Net Realized Gain (Loss) on:
    Investment Securities Sold*........................................................    1,468      (1,293)
    Futures............................................................................       83          37
    Foreign Currency Transactions......................................................      (15)         33
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................................    9,982        (990)
    Futures............................................................................      (44)         (7)
    Translation of Foreign Currency Denominated Amounts................................        6          (5)
                                                                                         --------   --------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................   13,259        (403)
                                                                                         --------   --------
Distributions From:
  Net Investment Income................................................................   (1,870)     (1,752)
  Net Long-Term Gains..................................................................       --      (2,241)
                                                                                         --------   --------
     Total Distributions...............................................................   (1,870)     (3,993)
                                                                                         --------   --------
Capital Share Transactions (1):
  Shares Issued........................................................................    1,257       4,830
  Shares Issued in Lieu of Cash Distributions..........................................    1,870       3,993
  Shares Redeemed......................................................................  (10,612)    (10,274)
                                                                                         --------   --------
     Net Increase (Decrease) from Capital Share Transactions...........................   (7,485)     (1,451)
                                                                                         --------   --------
     Total Increase (Decrease) in Net Assets...........................................    3,904      (5,847)
NET ASSETS
  Beginning of Year....................................................................   54,225      60,072
                                                                                         --------   --------
  End of Year.......................................................................... $ 58,129    $ 54,225
                                                                                         ========   ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued........................................................................      159         692
  Shares Issued in Lieu of Cash Distributions..........................................      239         583
  Shares Redeemed......................................................................   (1,331)     (1,469)
                                                                                         --------   --------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................     (933)       (194)
                                                                                         ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME). $    125    $    290

----------
* Net of foreign capital gain taxes withheld of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
                          ---------------------------------------------------
                            YEAR      YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED      ENDED      ENDED      ENDED
                          OCT. 31,  OCT. 31,   OCT. 31,   OCT. 31,   OCT. 31,
                            2017      2016       2015       2014       2013
      ------------------------------------------------------------------------
      Net Asset
       Value,
       Beginning
       of Year........... $  7.13   $  7.71    $  8.61    $  9.50    $  8.22
                          -------   -------    -------    -------    -------
      Income
       from
       Investment
       Operations
      ----------
       Net
         Investment
         Income
         (Loss)
         (A).............    0.25      0.23       0.25       0.39       0.25
       Net
         Gains
         (Losses)
         on
         Securities
         (Realized
         and
         Unrealized).....    1.61     (0.29)     (0.72)     (0.47)      1.87
                          -------   -------    -------    -------    -------
         Total
          from
          Investment
          Operations.....    1.86     (0.06)     (0.47)     (0.08)      2.12
      ------------------------------------------------------------------------
      Less
       Distributions
      -------------
       Net
         Investment
         Income..........   (0.27)    (0.23)     (0.24)     (0.38)     (0.27)
       Net
         Realized
         Gains...........      --     (0.29)     (0.19)     (0.43)     (0.57)
                          -------   -------    -------    -------    -------
         Total
          Distributions..   (0.27)    (0.52)     (0.43)     (0.81)     (0.84)
      ------------------------------------------------------------------------
      Net Asset
       Value,
       End of
       Year.............. $  8.72   $  7.13    $  7.71    $  8.61    $  9.50
      =================   ========= =========  =========  =========  =========
      Total
       Return............   26.51%    (0.46)%    (5.59)%    (0.99)%    27.91%
      ------------------------------------------------------------------------
      Net
       Assets,
       End of
       Year
       (thousands)....... $58,129   $54,225    $60,072    $68,666    $77,901
      Ratio of
       Expenses
       to
       Average
       Net
       Assets
       (B)...............    0.35%     0.48%      0.47%      0.50%      0.49%
      Ratio of
       Expenses
       to
       Average
       Net
       Assets
       (Excluding
       Fees
       (Waived),
       (Expenses
       Reimbursed),
       and/or
       Previously
       Waived
       Fees
       Recovered
       by
       Advisor)
       (B)...............    0.55%     0.68%      0.53%      0.50%      0.49%
      Ratio of
       Net
       Investment
       Income
       to
       Average
       Net
       Assets............    3.18%     3.42%      3.05%      4.28%      2.91%
      ------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, one of which, LWAS/DFA International High Book to Market Portfolio (the "Portfolio"), is presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2017, the Portfolio owned less than 1% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The Portfolio's investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments is disclosed previously in this note. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value

Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $4 (in thousands).

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

   For the year ended October 31, 2017, the Portfolio's investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.21% of the Portfolio's average daily net assets.

   Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to 0.21% of the average net assets of a class of the Portfolio on an annualized basis. The Fee Waiver Agreement for the Portfolio will remain in effect permanently, unless terminated by the Fund.

   For the period ended October 31, 2017 approximately $112 (in thousands) of the Portfolio's management fees were waived pursuant to the Fee Waiver Agreement.

   Prior to February 28, 2017, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolio paid a monthly Shareholder Servicing Fee to LWIF at an effective annual rate of 0.19% of its average daily net assets.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains (losses) and gains on securities considered to be "passive foreign investment companies", tax equalization and foreign capital gains tax were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                         INCREASE       INCREASE
                                                                        (DECREASE)     (DECREASE)
                                                         INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                        (DECREASE)    NET INVESTMENT  NET REALIZED
                                                      PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                      --------------- -------------- --------------
LWAS/DFA International High Book to Market Portfolio.       $85            $(74)          $(11)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                                      NET INVESTMENT
                                                        INCOME AND
                                                        SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                      CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                      -------------- ------------- ---------- ------
LWAS/DFA International High Book to Market Portfolio
2016.................................................     $1,752        $2,241         --     $3,993
2017.................................................      1,870            --         --      1,870

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                      NET INVESTMENT
                                                        INCOME AND
                                                        SHORT-TERM     LONG-TERM
                                                      CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                      -------------- ------------- -----
LWAS/DFA International High Book to Market Portfolio.     $(69)          $(16)     $(85)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                     UNDISTRIBUTED                                               TOTAL NET
                                     NET INVESTMENT                                            DISTRIBUTABLE
                                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                     -------------- ------------- ------------- -------------- -------------
LWAS/DFA International High Book to
  Market Portfolio..................      $306          $406           --          $10,772        $11,484

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after

October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

   During the year ended October 31, 2017, the Portfolio utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

          LWAS/DFA International High Book to Market Portfolio. $1,184

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                              NET
                                                                                           UNREALIZED
                                                      FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                                      TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                                      -------- ------------ ------------ --------------
LWAS/DFA International High Book to Market Portfolio. $47,366    $10,772         --         $10,772

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolio.

   1. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the location of derivative instrument holdings on the Portfolios' Statements of Operations categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

    DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES
    ---------------   --------------------------------------
    Equity Contracts  Net Realized Gain (Loss) on: Futures
                      Change in Unrealized Appreciation (Depreciation) of:
                        Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                         REALIZED GAIN (LOSS) ON
                                                             DERIVATIVES
                                                         -------------------------
                                                                          EQUITY
                                                         TOTAL         CONTRACTS*(1)
                                                         -----         -------------
   LWAS/DFA International High Book to Market Portfolio. $ 83              $ 83

                                                         CHANGE IN UNREALIZED
                                                         APPRECIATION (DEPRECIATION) ON
                                                             DERIVATIVES
                                                         -------------------------
                                                                          EQUITY
                                                         TOTAL           CONTRACTS
                                                         -----         -------------
   LWAS/DFA International High Book to Market Portfolio. $(44)             $(44)

* As of October 31, 2017, there were no futures contracts outstanding. During the year ended October 31, 2017, the Portfolio had limited activity in futures contracts.
(1)The amount listed reflects allocated derivatives activity.

F. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. The Portfolio did not utilize the interfund lending program during the year ended October 31, 2017.

G. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

I. OTHER:

   At October 31, 2017, two shareholders held approximately 94% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

J. SUBSEQUENT EVENT EVALUATIONS:

   The Board of Directors of the Fund, on behalf of the Portfolio, approved an Agreement and Plan of Reorganization, under which the Portfolio will be reorganized with and into the DFA International Value Portfolio III (the "International Portfolio III"), a portfolio of Dimensional Investment Group Inc. (the "Reorganization"). The Portfolio and the International Portfolio III have identical investment objectives and fundamental investment restrictions, and each Portfolio invests substantially all of its assets in The DFA International Value Series, a series of The DFA Investment Trust Company. Shareholder approval of the Reorganization is not required and will not be solicited. It is currently expected that the Reorganization will be completed on or about February 26, 2018.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of LWAS/DFA International High Book to Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA International High Book to Market Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE U.S. LARGE CAP VALUE SERIES VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                     [CHART]

                             The U.S. Large Cap           Russell 1000/R/
                               Value Series                 Value Index
                          ----------------------          ---------------
10/2007                          $10,000                      $10,000
11/2007                           $9,441                       $9,511
12/2007                           $9,410                       $9,419
01/2008                           $9,050                       $9,042
02/2008                           $8,773                       $8,663
03/2008                           $8,691                       $8,598
04/2008                           $9,239                       $9,017
05/2008                           $9,460                       $9,003
06/2008                           $8,423                       $8,141
07/2008                           $8,332                       $8,112
08/2008                           $8,493                       $8,250
09/2008                           $7,730                       $7,644
10/2008                           $5,992                       $6,320
11/2008                           $5,405                       $5,867
12/2008                           $5,580                       $5,949
01/2009                           $4,918                       $5,265
02/2009                           $4,229                       $4,561
03/2009                           $4,647                       $4,951
04/2009                           $5,398                       $5,482
05/2009                           $5,812                       $5,821
06/2009                           $5,741                       $5,778
07/2009                           $6,287                       $6,251
08/2009                           $6,714                       $6,578
09/2009                           $7,008                       $6,832
10/2009                           $6,705                       $6,623
11/2009                           $7,083                       $6,996
12/2009                           $7,279                       $7,120
01/2010                           $7,110                       $6,920
02/2010                           $7,417                       $7,138
03/2010                           $7,995                       $7,603
04/2010                           $8,248                       $7,800
05/2010                           $7,541                       $7,158
06/2010                           $6,972                       $6,755
07/2010                           $7,519                       $7,213
08/2010                           $7,066                       $6,904
09/2010                           $7,755                       $7,440
10/2010                           $8,044                       $7,663
11/2010                           $7,982                       $7,622
12/2010                           $8,760                       $8,224
01/2011                           $9,040                       $8,410
02/2011                           $9,529                       $8,720
03/2011                           $9,574                       $8,755
04/2011                           $9,818                       $8,988
05/2011                           $9,676                       $8,893
06/2011                           $9,507                       $8,711
07/2011                           $9,071                       $8,422
08/2011                           $8,306                       $7,896
09/2011                           $7,466                       $7,299
10/2011                           $8,502                       $8,135
11/2011                           $8,431                       $8,093
12/2011                           $8,497                       $8,256
01/2012                           $8,920                       $8,568
02/2012                           $9,436                       $8,910
03/2012                           $9,609                       $9,174
04/2012                           $9,413                       $9,081
05/2012                           $8,746                       $8,548
06/2012                           $9,218                       $8,972
07/2012                           $9,307                       $9,065
08/2012                           $9,676                       $9,262
09/2012                          $10,032                       $9,556
10/2012                          $10,058                       $9,509
11/2012                          $10,080                       $9,505
12/2012                          $10,387                       $9,702
01/2013                          $11,112                      $10,332
02/2013                          $11,254                      $10,480
03/2013                          $11,792                      $10,896
04/2013                          $11,917                      $11,060
05/2013                          $12,406                      $11,344
06/2013                          $12,268                      $11,244
07/2013                          $13,002                      $11,851
08/2013                          $12,619                      $11,402
09/2013                          $12,988                      $11,687
10/2013                          $13,647                      $12,199
11/2013                          $14,220                      $12,540
12/2013                          $14,598                      $12,857
01/2014                          $14,020                      $12,401
02/2014                          $14,496                      $12,937
03/2014                          $14,838                      $13,246
04/2014                          $14,936                      $13,372
05/2014                          $15,265                      $13,567
06/2014                          $15,679                      $13,922
07/2014                          $15,568                      $13,685
08/2014                          $16,061                      $14,187
09/2014                          $15,665                      $13,895
10/2014                          $15,785                      $14,207
11/2014                          $15,972                      $14,498
12/2014                          $16,092                      $14,587
01/2015                          $15,296                      $14,004
02/2015                          $16,377                      $14,681
03/2015                          $16,066                      $14,482
04/2015                          $16,390                      $14,617
05/2015                          $16,572                      $14,793
06/2015                          $16,306                      $14,497
07/2015                          $16,266                      $14,561
08/2015                          $15,278                      $13,694
09/2015                          $14,789                      $13,280
10/2015                          $15,994                      $14,282
11/2015                          $16,057                      $14,337
12/2015                          $15,554                      $14,029
01/2016                          $14,496                      $13,304
02/2016                          $14,523                      $13,300
03/2016                          $15,581                      $14,258
04/2016                          $16,003                      $14,558
05/2016                          $16,221                      $14,784
06/2016                          $16,203                      $14,912
07/2016                          $16,764                      $15,345
08/2016                          $16,964                      $15,463
09/2016                          $17,044                      $15,431
10/2016                          $16,755                      $15,192
11/2016                          $18,071                      $16,060
12/2016                          $18,525                      $16,461
01/2017                          $18,791                      $16,578
02/2017                          $19,365                      $17,174
03/2017                          $19,183                      $16,999
04/2017                          $19,316                      $16,967
05/2017                          $19,294                      $16,951
06/2017                          $19,618                      $17,228
07/2017                          $19,952                      $17,457        Past performance is not predictive of
08/2017                          $19,765                      $17,253        future performance.
09/2017                          $20,530                      $17,764        The returns shown do not reflect the
10/2017                          $20,828                      $17,893        deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          TEN               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS        YEARS              Russell data copyright (C) Russell
          ------------------------------------------------------------       Investment Group 1995-2017, all rights
                                24.31%       15.67%       7.61%              reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE DFA INTERNATIONAL VALUE SERIES VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2007-OCTOBER 31, 2017

                                    [CHART]

                          The DFA International            MSCI World ex
                              Value Series            USA Index (net dividends)
                            -----------------         ------------------------
10/2007                         $10,000                       $10,000
11/2007                          $9,394                        $9,609
12/2007                          $9,192                        $9,428
01/2008                          $8,447                        $8,578
02/2008                          $8,340                        $8,734
03/2008                          $8,440                        $8,609
04/2008                          $8,817                        $9,088
05/2008                          $8,821                        $9,225
06/2008                          $7,949                        $8,508
07/2008                          $7,724                        $8,205
08/2008                          $7,401                        $7,888
09/2008                          $6,536                        $6,749
10/2008                          $4,897                        $5,345
11/2008                          $4,597                        $5,055
12/2008                          $4,945                        $5,322
01/2009                          $4,262                        $4,825
02/2009                          $3,738                        $4,337
03/2009                          $4,146                        $4,623
04/2009                          $4,910                        $5,219
05/2009                          $5,640                        $5,879
06/2009                          $5,554                        $5,818
07/2009                          $6,215                        $6,364
08/2009                          $6,571                        $6,669
09/2009                          $6,906                        $6,944
10/2009                          $6,631                        $6,833
11/2009                          $6,829                        $7,002
12/2009                          $6,906                        $7,113
01/2010                          $6,507                        $6,780
02/2010                          $6,533                        $6,773
03/2010                          $7,048                        $7,209
04/2010                          $6,927                        $7,102
05/2010                          $6,116                        $6,318
06/2010                          $6,009                        $6,227
07/2010                          $6,760                        $6,802
08/2010                          $6,430                        $6,599
09/2010                          $7,121                        $7,232
10/2010                          $7,370                        $7,489
11/2010                          $7,000                        $7,172
12/2010                          $7,653                        $7,750
01/2011                          $7,979                        $7,917
02/2011                          $8,245                        $8,210
03/2011                          $8,018                        $8,046
04/2011                          $8,447                        $8,484
05/2011                          $8,142                        $8,232
06/2011                          $8,031                        $8,115
07/2011                          $7,773                        $7,981
08/2011                          $6,940                        $7,307
09/2011                          $6,181                        $6,573
10/2011                          $6,777                        $7,212
11/2011                          $6,554                        $6,879
12/2011                          $6,378                        $6,804
01/2012                          $6,807                        $7,171
02/2012                          $7,164                        $7,565
03/2012                          $7,103                        $7,509
04/2012                          $6,850                        $7,382
05/2012                          $6,005                        $6,540
06/2012                          $6,430                        $6,969
07/2012                          $6,404                        $7,056
08/2012                          $6,670                        $7,257
09/2012                          $6,906                        $7,477
10/2012                          $6,992                        $7,530
11/2012                          $7,103                        $7,688
12/2012                          $7,451                        $7,920
01/2013                          $7,803                        $8,310
02/2013                          $7,567                        $8,227
03/2013                          $7,593                        $8,292
04/2013                          $7,966                        $8,670
05/2013                          $7,872                        $8,476
06/2013                          $7,593                        $8,158
07/2013                          $8,112                        $8,592
08/2013                          $8,056                        $8,482
09/2013                          $8,662                        $9,081
10/2013                          $8,962                        $9,386
11/2013                          $8,996                        $9,443
12/2013                          $9,194                        $9,586
01/2014                          $8,859                        $9,199
02/2014                          $9,365                        $9,701
03/2014                          $9,297                        $9,657
04/2014                          $9,456                        $9,809
05/2014                          $9,563                        $9,961
06/2014                          $9,679                       $10,103
07/2014                          $9,464                        $9,923
08/2014                          $9,468                        $9,931
09/2014                          $9,052                        $9,523
10/2014                          $8,898                        $9,371
11/2014                          $8,902                        $9,487
12/2014                          $8,571                        $9,171
01/2015                          $8,516                        $9,139
02/2015                          $9,125                        $9,685
03/2015                          $8,932                        $9,523
04/2015                          $9,421                        $9,935
05/2015                          $9,426                        $9,849
06/2015                          $9,155                        $9,569
07/2015                          $9,065                        $9,721
08/2015                          $8,391                        $9,013
09/2015                          $7,820                        $8,558
10/2015                          $8,421                        $9,201
11/2015                          $8,310                        $9,055
12/2015                          $8,043                        $8,893
01/2016                          $7,417                        $8,280
02/2016                          $7,181                        $8,165
03/2016                          $7,726                        $8,719
04/2016                          $8,099                        $8,999
05/2016                          $7,949                        $8,898
06/2016                          $7,661                        $8,627
07/2016                          $8,001                        $9,052
08/2016                          $8,215                        $9,060
09/2016                          $8,305                        $9,170
10/2016                          $8,413                        $8,992
11/2016                          $8,451                        $8,848
12/2016                          $8,734                        $9,137
01/2017                          $9,108                        $9,409
02/2017                          $9,048                        $9,517
03/2017                          $9,250                        $9,759
04/2017                          $9,383                        $9,967
05/2017                          $9,546                       $10,299
06/2017                          $9,649                       $10,308
07/2017                         $10,104                       $10,615              Past performance is not predictive of
08/2017                         $10,095                       $10,613              future performance.
09/2017                         $10,456                       $10,888              The returns shown do not reflect the
10/2017                         $10,644                       $11,037              deduction of taxes that a shareholder
           AVERAGE ANNUAL          ONE          FIVE          TEN                  would pay on fund distributions or the
           TOTAL RETURN            YEAR         YEARS        YEARS                 redemption of fund shares.
           ---------------------------------------------------------------         MSCI data copyright MSCI 2017, all
                                  26.53%        8.77%        0.63%                 rights reserved.

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE CAP VALUE SERIES

   The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 300 securities. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 24.31% for the Series and 17.78% for the Russell 1000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Series' greater emphasis on smaller stocks within the large cap universe contributed positively to performance relative to the benchmark, as those stocks generally outperformed the benchmark. With the lowest relative price (deep value) stocks outperforming among value stocks, the Series' greater emphasis on deep value stocks also benefited relative performance. Within the value portion of the market, stocks with higher profitability outperformed less profitable stocks, and the Series' greater emphasis on more profitable stocks contributed to relative performance. At the sector level, the Series' general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
         -                                      ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
                Mexico.....................     4.11%            2.35%
                Indonesia..................    10.16%            5.98%
                Malaysia...................     7.08%            6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the funds' relative performance.

THE DFA INTERNATIONAL VALUE SERIES

   The DFA International Value Series is designed to capture the returns of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Series held approximately 510 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2017, total returns were 26.53% for the Series and 22.74% for the MSCI World ex USA Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Series' focus on value stocks contributed positively to performance relative to the benchmark. The Series' general exclusion of real estate investment trusts (REITs), and certain utilities also had a positive impact on relative performance, as REITs, and utilities underperformed the benchmark.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            SIX MONTHS ENDED OCTOBER 31, 2017
  EXPENSE TABLES
                                      BEGINNING  ENDING              EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                        VALUE    VALUE     EXPENSE    DURING
                                      05/01/17  10/31/17    RATIO*   PERIOD*
                                      --------- --------- ---------- --------
  THE U.S. LARGE CAP VALUE SERIES
  -------------------------------
  Actual Fund Return................. $1,000.00 $1,078.30    0.11%    $0.58
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.65    0.11%    $0.56

  THE DFA INTERNATIONAL VALUE SERIES
  ----------------------------------
  Actual Fund Return................. $1,000.00 $1,134.50    0.21%    $1.13
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.15    0.21%    $1.07

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        THE U.S. LARGE CAP VALUE SERIES
              Consumer Discretionary.......................  13.6%
              Consumer Staples.............................   6.6%
              Energy.......................................  11.6%
              Financials...................................  24.8%
              Health Care..................................  12.4%
              Industrials..................................   8.3%
              Information Technology.......................  15.0%
              Materials....................................   3.4%
              Real Estate..................................   0.1%
              Telecommunication Services...................   4.0%
              Utilities....................................   0.2%
                                                            -----
                                                            100.0%

                      THE DFA INTERNATIONAL VALUE SERIES
              Consumer Discretionary.......................  15.3%
              Consumer Staples.............................   1.9%
              Energy.......................................  15.3%
              Financials...................................  31.7%
              Health Care..................................   1.9%
              Industrials..................................   8.3%
              Information Technology.......................   2.8%
              Materials....................................  15.0%
              Real Estate..................................   2.3%
              Telecommunication Services...................   3.7%
              Utilities....................................   1.8%
                                                            -----
                                                            100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                               PERCENTAGE
                                                     SHARES       VALUE+     OF NET ASSETS**
                                                     ------       ------     ---------------
COMMON STOCKS -- (97.2%)
Consumer Discretionary -- (13.2%)
*   Charter Communications, Inc. Class A..........    996,600 $  333,033,822            1.2%
    Comcast Corp. Class A......................... 21,211,780    764,260,433            2.8%
#   Ford Motor Co................................. 16,011,353    196,459,301            0.7%
    General Motors Co.............................  6,055,833    260,279,702            0.9%
*   Mohawk Industries, Inc........................    535,570    140,190,803            0.5%
    Royal Caribbean Cruises, Ltd..................  1,461,968    180,947,779            0.7%
    Time Warner, Inc..............................  3,804,556    373,949,809            1.3%
    Other Securities..............................             1,469,072,188            5.3%
                                                              --------------           -----
Total Consumer Discretionary......................             3,718,193,837           13.4%
                                                              --------------           -----
Consumer Staples -- (6.3%)
    CVS Health Corp...............................  4,700,064    322,095,386            1.2%
    Mondelez International, Inc. Class A..........  3,546,887    146,947,528            0.5%
    Tyson Foods, Inc. Class A.....................  1,959,828    142,891,060            0.5%
    Wal-Mart Stores, Inc..........................  5,670,262    495,070,575            1.8%
    Walgreens Boots Alliance, Inc.................  2,539,242    168,275,567            0.6%
    Other Securities..............................               517,524,270            1.9%
                                                              --------------           -----
Total Consumer Staples............................             1,792,804,386            6.5%
                                                              --------------           -----
Energy -- (11.3%)
    Chevron Corp..................................  4,451,136    515,842,151            1.9%
    ConocoPhillips................................  2,989,939    152,935,380            0.6%
    Exxon Mobil Corp.............................. 12,856,443  1,071,584,524            3.9%
    Occidental Petroleum Corp.....................  2,196,166    141,806,439            0.5%
    Valero Energy Corp............................  2,810,052    221,685,002            0.8%
    Other Securities..............................             1,083,981,612            3.8%
                                                              --------------           -----
Total Energy......................................             3,187,835,108           11.5%
                                                              --------------           -----
Financials -- (24.1%)
    American International Group, Inc.............  2,219,588    143,407,581            0.5%
    Bank of America Corp.......................... 18,827,362    515,681,445            1.9%
    Bank of New York Mellon Corp. (The)...........  4,487,177    230,865,257            0.8%
    Capital One Financial Corp....................  2,121,034    195,516,914            0.7%
    Citigroup, Inc................................  8,095,404    595,012,194            2.1%
    Goldman Sachs Group, Inc. (The)...............  1,076,397    261,004,745            0.9%
    Hartford Financial Services Group, Inc. (The).  2,672,826    147,139,071            0.5%
    JPMorgan Chase & Co........................... 11,460,834  1,153,074,509            4.2%
    Morgan Stanley................................  5,499,651    274,982,550            1.0%
    PNC Financial Services Group, Inc. (The)......  1,370,488    187,469,053            0.7%
    Travelers Cos., Inc. (The)....................  1,165,331    154,348,091            0.6%
    Wells Fargo & Co.............................. 15,424,411    865,926,434            3.1%
    Other Securities..............................             2,067,096,534            7.5%
                                                              --------------           -----
Total Financials..................................             6,791,524,378           24.5%
                                                              --------------           -----
Health Care -- (12.1%)
    Abbott Laboratories...........................  4,721,513    256,047,650            0.9%
    Aetna, Inc....................................  1,805,018    306,907,211            1.1%
    Anthem, Inc...................................  1,447,321    302,794,026            1.1%
    Danaher Corp..................................  2,176,662    200,840,603            0.7%
*   Express Scripts Holding Co....................  2,740,464    167,963,039            0.6%
    Humana, Inc...................................    708,361    180,879,981            0.7%
    Medtronic P.L.C...............................  4,257,228    342,791,999            1.2%
    Pfizer, Inc................................... 16,341,666    572,938,810            2.1%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                                   PERCENTAGE
                                                                       SHARES        VALUE+      OF NET ASSETS**
                                                                       ------        ------      ---------------
Health Care -- (Continued)
      Thermo Fisher Scientific, Inc.................................   1,050,474 $   203,613,375            0.7%
      Other Securities..............................................                 867,988,265            3.2%
                                                                                 ---------------          ------
Total Health Care...................................................               3,402,764,959           12.3%
                                                                                 ---------------          ------
Industrials -- (8.1%)
      Delta Air Lines, Inc..........................................   2,950,569     147,616,967            0.5%
      Eaton Corp. P.L.C.............................................   1,814,900     145,228,298            0.5%
      FedEx Corp....................................................     624,040     140,914,472            0.5%
      Norfolk Southern Corp.........................................   1,546,984     203,304,637            0.7%
      Stanley Black & Decker, Inc...................................   1,079,268     174,355,745            0.6%
      Other Securities..............................................               1,463,355,372            5.4%
                                                                                 ---------------          ------
Total Industrials...................................................               2,274,775,491            8.2%
                                                                                 ---------------          ------
Information Technology -- (14.6%)
      Cisco Systems, Inc............................................  23,284,393     795,162,021            2.9%
      HP, Inc.......................................................   9,619,949     207,309,901            0.8%
      Intel Corp....................................................  22,965,227   1,044,688,176            3.8%
#     Lam Research Corp.............................................   1,017,170     212,151,147            0.8%
*     Micron Technology, Inc........................................   5,266,057     233,338,986            0.8%
      QUALCOMM, Inc.................................................   5,296,483     270,173,598            1.0%
      Other Securities..............................................               1,346,251,749            4.8%
                                                                                 ---------------          ------
Total Information Technology........................................               4,109,075,578           14.9%
                                                                                 ---------------          ------
Materials -- (3.3%)
      Other Securities..............................................                 937,357,935            3.4%
                                                                                 ---------------          ------
Real Estate -- (0.1%)
      Other Securities..............................................                  28,033,652            0.1%
                                                                                 ---------------          ------
Telecommunication Services -- (3.9%)
#     AT&T, Inc.....................................................  26,708,783     898,750,548            3.2%
      Other Securities..............................................                 191,599,940            0.8%
                                                                                 ---------------          ------
Total Telecommunication Services....................................               1,090,350,488            4.0%
                                                                                 ---------------          ------
Utilities -- (0.2%)
      Other Securities..............................................                  62,978,242            0.2%
                                                                                 ---------------          ------
TOTAL COMMON STOCKS.................................................              27,395,694,054           99.0%
                                                                                 ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                     199,056            0.0%
                                                                                 ---------------          ------
TOTAL INVESTMENT SECURITIES.........................................              27,395,893,110
                                                                                 ---------------

TEMPORARY CASH INVESTMENTS -- (1.0%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 272,071,006     272,071,006            1.0%
                                                                                 ---------------          ------

SECURITIES LENDING COLLATERAL -- (1.8%)
(S)@  DFA Short Term Investment Fund................................  45,149,193     522,421,314            1.9%
                                                                                 ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $19,400,546,693)..........................................               $28,190,385,430          101.9%
                                                                                 ===============          ======

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


At October 31, 2017, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)..   1,472    12/15/17  $181,290,778 $189,350,720   $8,059,942
                                              ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.                      $181,290,778 $189,350,720   $8,059,942
                                              ============ ============   ==========

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               --------------- ------------ ------- ---------------
Common Stocks
  Consumer Discretionary...... $ 3,718,193,837           --   --    $ 3,718,193,837
  Consumer Staples............   1,792,804,386           --   --      1,792,804,386
  Energy......................   3,187,835,108           --   --      3,187,835,108
  Financials..................   6,791,524,378           --   --      6,791,524,378
  Health Care.................   3,402,764,959           --   --      3,402,764,959
  Industrials.................   2,274,775,491           --   --      2,274,775,491
  Information Technology......   4,109,075,578           --   --      4,109,075,578
  Materials...................     937,357,935           --   --        937,357,935
  Real Estate.................      28,033,652           --   --         28,033,652
  Telecommunication Services..   1,090,350,488           --   --      1,090,350,488
  Utilities...................      62,978,242           --   --         62,978,242
Rights/Warrants...............              -- $    199,056   --            199,056
Temporary Cash Investments....     272,071,006           --   --        272,071,006
Securities Lending Collateral.              --  522,421,314   --        522,421,314
Futures Contracts**...........       8,059,942           --   --          8,059,942
                               --------------- ------------   --    ---------------
TOTAL......................... $27,675,825,002 $522,620,370   --    $28,198,445,372
                               =============== ============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                            PERCENTAGE
                                                  SHARES      VALUE++     OF NET ASSETS**
                                                  ------      -------     ---------------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (5.7%)
#   Australia & New Zealand Banking Group, Ltd.. 6,120,380 $  140,453,824            1.1%
    BHP Billiton, Ltd........................... 6,597,392    135,832,357            1.1%
#   BHP Billiton, Ltd. Sponsored ADR............ 1,510,491     61,899,921            0.5%
    Woodside Petroleum, Ltd..................... 2,846,042     67,089,785            0.5%
    Other Securities............................              343,438,930            2.7%
                                                           --------------            ----
TOTAL AUSTRALIA.................................              748,714,817            5.9%
                                                           --------------            ----

AUSTRIA -- (0.1%)
    Other Securities............................               13,284,762            0.1%
                                                           --------------            ----

BELGIUM -- (1.0%)
    Other Securities............................              129,560,360            1.0%
                                                           --------------            ----

CANADA -- (7.7%)
    Bank of Montreal............................ 1,746,675    133,812,772            1.1%
    Suncor Energy, Inc.......................... 3,911,426    132,796,279            1.0%
    Other Securities............................              745,440,840            5.9%
                                                           --------------            ----
TOTAL CANADA....................................            1,012,049,891            8.0%
                                                           --------------            ----

DENMARK -- (1.7%)
    Other Securities............................              222,737,552            1.8%
                                                           --------------            ----

FINLAND -- (0.9%)
    Other Securities............................              115,389,730            0.9%
                                                           --------------            ----

FRANCE -- (9.2%)
    AXA SA...................................... 2,859,375     86,319,921            0.7%
    BNP Paribas SA.............................. 2,361,620    184,323,068            1.5%
#   Engie SA.................................... 5,125,526     86,631,897            0.7%
    Orange SA................................... 5,424,781     89,116,543            0.7%
    Peugeot SA.................................. 2,829,994     67,143,170            0.5%
    Renault SA..................................   914,987     90,733,026            0.7%
    Societe Generale SA......................... 1,935,625    107,726,187            0.8%
    Total SA.................................... 5,355,467    298,503,517            2.3%
    Other Securities............................              195,514,428            1.6%
                                                           --------------            ----
TOTAL FRANCE....................................            1,206,011,757            9.5%
                                                           --------------            ----

GERMANY -- (7.2%)
    Allianz SE..................................   309,762     72,316,665            0.6%
#   Allianz SE Sponsored ADR.................... 2,622,354     61,364,132            0.5%
    Bayerische Motoren Werke AG................. 1,144,525    117,382,755            0.9%
    Daimler AG.................................. 3,058,631    255,353,316            2.0%
    Other Securities............................              448,990,129            3.5%
                                                           --------------            ----
TOTAL GERMANY...................................              955,406,997            7.5%
                                                           --------------            ----

HONG KONG -- (2.5%)
    CK Hutchison Holdings, Ltd.................. 6,770,984     86,003,062            0.7%
    Other Securities............................              237,434,522            1.8%
                                                           --------------            ----
TOTAL HONG KONG.................................              323,437,584            2.5%
                                                           --------------            ----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                       PERCENTAGE
                                             SHARES      VALUE++     OF NET ASSETS**
                                             ------      -------     ---------------
IRELAND -- (0.2%)
    Other Securities......................            $   30,764,664            0.2%
                                                      --------------           -----

ISRAEL -- (0.4%)
    Other Securities......................                48,328,428            0.4%
                                                      --------------           -----

ITALY -- (1.9%)
    Fiat Chrysler Automobiles NV..........  4,223,093     73,022,663            0.6%
*   UniCredit SpA.........................  4,382,253     83,747,614            0.6%
    Other Securities......................                89,724,183            0.7%
                                                      --------------           -----
TOTAL ITALY...............................               246,494,460            1.9%
                                                      --------------           -----

JAPAN -- (21.7%)
    Hitachi, Ltd.......................... 10,761,000     85,693,558            0.7%
    Honda Motor Co., Ltd..................  4,402,100    137,948,849            1.1%
    Mitsubishi UFJ Financial Group, Inc... 17,854,906    121,112,359            1.0%
    Mizuho Financial Group, Inc........... 32,106,400     58,333,486            0.5%
#   Nissan Motor Co., Ltd.................  6,443,700     62,667,395            0.5%
    Sumitomo Mitsui Financial Group, Inc..  2,854,200    114,347,007            0.9%
    Toyota Motor Corp.....................  3,590,490    222,703,923            1.8%
    Other Securities......................             2,055,894,920           16.0%
                                                      --------------           -----
TOTAL JAPAN...............................             2,858,701,497           22.5%
                                                      --------------           -----

NETHERLANDS -- (3.1%)
    ING Groep NV..........................  5,655,087    104,502,975            0.8%
    Other Securities......................               305,269,728            2.4%
                                                      --------------           -----
TOTAL NETHERLANDS.........................               409,772,703            3.2%
                                                      --------------           -----

NEW ZEALAND -- (0.1%)
    Other Securities......................                15,999,490            0.1%
                                                      --------------           -----

NORWAY -- (0.8%)
    Other Securities......................               104,297,070            0.8%
                                                      --------------           -----

PORTUGAL -- (0.0%)
    Other Securities......................                 4,474,616            0.0%
                                                      --------------           -----

SINGAPORE -- (1.0%)
    Other Securities......................               130,679,480            1.0%
                                                      --------------           -----

SPAIN -- (2.8%)
    Banco Santander SA.................... 30,252,813    205,093,196            1.6%
    Repsol SA.............................  5,254,339     98,463,132            0.8%
    Other Securities......................                66,397,472            0.5%
                                                      --------------           -----
TOTAL SPAIN...............................               369,953,800            2.9%
                                                      --------------           -----

SWEDEN -- (2.5%)
    Nordea Bank AB........................  7,285,616     88,044,529            0.7%
    Other Securities......................               243,042,505            1.9%
                                                      --------------           -----
TOTAL SWEDEN..............................               331,087,034            2.6%
                                                      --------------           -----

SWITZERLAND -- (7.4%)
    Adecco Group AG.......................    747,305     59,289,170            0.5%
    Cie Financiere Richemont SA...........  1,177,332    108,533,855            0.8%
    Novartis AG...........................  1,704,593    140,593,520            1.1%
    Swiss Re AG...........................    821,038     77,268,128            0.6%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                     PERCENTAGE
                                                         SHARES        VALUE++     OF NET ASSETS**
                                                         ------        -------     ---------------
SWITZERLAND -- (Continued)
      UBS Group AG....................................   3,507,610 $    59,675,333            0.5%
      Zurich Insurance Group AG.......................     417,577     127,429,914            1.0%
      Other Securities................................                 397,917,168            3.1%
                                                                   ---------------          ------
TOTAL SWITZERLAND.....................................                 970,707,088            7.6%
                                                                   ---------------          ------

UNITED KINGDOM -- (16.6%)
#     Anglo American P.L.C............................   5,924,428     111,752,548            0.9%
      BP P.L.C. Sponsored ADR.........................   8,731,578     355,113,277            2.8%
      Glencore P.L.C..................................  22,334,025     107,721,452            0.9%
      HSBC Holdings P.L.C.............................  19,975,015     195,058,378            1.5%
#     HSBC Holdings P.L.C. Sponsored ADR..............   2,963,067     144,508,777            1.1%
      Lloyds Banking Group P.L.C...................... 143,997,641     130,523,854            1.0%
      Royal Dutch Shell P.L.C. Class A................   2,374,989      74,764,137            0.6%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A.   3,844,392     242,312,004            1.9%
#     Royal Dutch Shell P.L.C. Sponsored ADR, Class B.   3,852,485     251,798,420            2.0%
      Vodafone Group P.L.C............................  58,351,986     166,906,425            1.3%
#     Vodafone Group P.L.C. Sponsored ADR.............   4,011,201     116,244,613            0.9%
      Other Securities................................                 290,308,288            2.3%
                                                                   ---------------          ------
TOTAL UNITED KINGDOM..................................               2,187,012,173           17.2%
                                                                   ---------------          ------
TOTAL COMMON STOCKS...................................              12,434,865,953           97.6%
                                                                   ---------------          ------

PREFERRED STOCKS -- (1.0%)
GERMANY -- (1.0%)
      Volkswagen AG...................................     601,796     110,190,738            0.9%
      Other Securities................................                  26,544,560            0.2%
                                                                   ---------------          ------
TOTAL GERMANY.........................................                 136,735,298            1.1%
                                                                   ---------------          ------
TOTAL PREFERRED STOCKS................................                 136,735,298            1.1%
                                                                   ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities................................                   1,612,210            0.0%
                                                                   ---------------          ------
TOTAL INVESTMENT SECURITIES...........................              12,573,213,461
                                                                   ---------------

                                                                       VALUE+
                                                           -           ------             -
SECURITIES LENDING COLLATERAL -- (4.5%)
(S)@  DFA Short Term Investment Fund..................  51,323,210     593,860,860            4.7%
                                                                   ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $11,050,403,930)............................               $13,167,074,321          103.4%
                                                                   ===============          ======

At October 31, 2017, The DFA International Value Series had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index Future..    381     12/15/17  $ 37,262,799 $ 38,240,970   $  978,171
S&P 500 Emini Index(R)..    554     12/15/17    69,357,696   71,263,790    1,906,094
                                              ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.                      $106,620,495 $109,504,760   $2,884,265
                                              ============ ============   ==========

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
  Australia................... $   66,171,450 $   682,543,367   --    $   748,714,817
  Austria.....................             --      13,284,762   --         13,284,762
  Belgium.....................             --     129,560,360   --        129,560,360
  Canada......................  1,012,049,891              --   --      1,012,049,891
  Denmark.....................             --     222,737,552   --        222,737,552
  Finland.....................      3,512,957     111,876,773   --        115,389,730
  France......................         90,389   1,205,921,368   --      1,206,011,757
  Germany.....................    121,435,557     833,971,440   --        955,406,997
  Hong Kong...................             --     323,437,584   --        323,437,584
  Ireland.....................      7,455,562      23,309,102   --         30,764,664
  Israel......................             --      48,328,428   --         48,328,428
  Italy.......................     41,309,073     205,185,387   --        246,494,460
  Japan.......................     65,681,064   2,793,020,433   --      2,858,701,497
  Netherlands.................     46,587,082     363,185,621   --        409,772,703
  New Zealand.................             --      15,999,490   --         15,999,490
  Norway......................      3,986,233     100,310,837   --        104,297,070
  Portugal....................             --       4,474,616   --          4,474,616
  Singapore...................             --     130,679,480   --        130,679,480
  Spain.......................      1,208,347     368,745,453   --        369,953,800
  Sweden......................      3,437,406     327,649,628   --        331,087,034
  Switzerland.................     43,586,047     927,121,041   --        970,707,088
  United Kingdom..............  1,184,084,036   1,002,928,137   --      2,187,012,173
Preferred Stocks
  Germany.....................             --     136,735,298   --        136,735,298
Rights/Warrants
  Spain.......................             --       1,612,210   --          1,612,210
Securities Lending Collateral.             --     593,860,860   --        593,860,860
Futures Contracts**...........      2,884,265              --   --          2,884,265
                               -------------- ---------------   --    ---------------
TOTAL......................... $2,603,479,359 $10,566,479,227   --    $13,169,958,586
                               ============== ===============   ==    ===============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                               THE U.S. LARGE    THE DFA
                                                                                                 CAP VALUE    INTERNATIONAL
                                                                                                  SERIES*     VALUE SERIES*
                                                                                               -------------- -------------
ASSETS:
Investments at Value (including $1,536,545 and $671,908 of securities on loan,
 respectively)................................................................................  $27,395,893    $12,573,213
Temporary Cash Investments at Value & Cost....................................................      272,071             --
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $522,384
 and $593,874)................................................................................      522,421        593,861
Segregated Cash for Futures Contracts.........................................................        6,624          3,846
Foreign Currencies at Value...................................................................           --         52,788
Cash..........................................................................................           --         53,297
Receivables:
  Investment Securities Sold..................................................................       21,871          5,948
  Dividends, Interest and Tax Reclaims........................................................       30,022         44,910
  Securities Lending Income...................................................................          273            795
  Futures Margin Variation....................................................................          324            265
                                                                                                -----------    -----------
     Total Assets.............................................................................   28,249,499     13,328,923
                                                                                                -----------    -----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned............................................................      522,365        593,795
  Investment Securities Purchased.............................................................       46,685             --
  Due to Advisor..............................................................................        2,336          2,141
Accrued Expenses and Other Liabilities........................................................        1,567            837
                                                                                                -----------    -----------
     Total Liabilities........................................................................      572,953        596,773
                                                                                                -----------    -----------
NET ASSETS....................................................................................  $27,676,546    $12,732,150
                                                                                                ===========    ===========
Investments at Cost...........................................................................  $18,606,092    $10,456,529
                                                                                                ===========    ===========
Foreign Currencies at Cost....................................................................  $        --    $    53,423
                                                                                                ===========    ===========

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                               THE U.S.       THE DFA
                                                                               LARGE CAP   INTERNATIONAL
                                                                             VALUE SERIES# VALUE SERIES#
                                                                             ------------- -------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $1 and $32,179, respectively).  $  565,477    $  332,211
  Non Cash Income...........................................................          --        55,069
  Income from Securities Lending............................................       2,756         9,477
                                                                              ----------    ----------
     Total Investment Income................................................     568,233       396,757
                                                                              ----------    ----------
EXPENSES
  Investment Management Fees................................................      24,712        22,418
  Accounting & Transfer Agent Fees..........................................       1,102           509
  Custodian Fees............................................................         255           962
  Directors'/Trustees' Fees & Expenses......................................         241           108
  Professional Fees.........................................................         369           229
  Other.....................................................................         574           345
                                                                              ----------    ----------
     Total Expenses.........................................................      27,253        24,571
                                                                              ----------    ----------
  Fees Paid Indirectly (Note C).............................................          --          (877)
                                                                              ----------    ----------
  Net Expenses..............................................................      27,253        23,694
                                                                              ----------    ----------
  NET INVESTMENT INCOME (LOSS)..............................................     540,980       373,063
                                                                              ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**............................................   1,415,252       133,582
    Affiliated Investment Companies Shares Sold.............................          (4)           55
    Futures.................................................................      22,013        16,570
    Foreign Currency Transactions...........................................          --        (2,679)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............................   3,199,777     2,126,222
    Affiliated Investment Companies Shares..................................         (95)          (73)
    Futures.................................................................      11,932         3,736
    Translation of Foreign Currency Denominated Amounts.....................          --         1,069
                                                                              ----------    ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...................................   4,648,875     2,278,482
                                                                              ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............  $5,189,855    $2,651,545
                                                                              ==========    ==========

----------
**Net of foreign capital gain taxes withheld of $0 and $0, respectively.

# Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                  THE U.S. LARGE CAP      THE DFA INTERNATIONAL
                                                                     VALUE SERIES              VALUE SERIES
                                                               ------------------------  -----------------------
                                                                   YEAR         YEAR         YEAR        YEAR
                                                                  ENDED        ENDED        ENDED       ENDED
                                                                 OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                                   2017         2016         2017        2016
                                                               -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................................ $   540,980  $   464,438  $   373,063  $  332,006
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...............................   1,415,252      567,193      133,582    (261,808)
    Affiliated Investment Companies Shares Sold...............          (4)          --           55          --
    Futures...................................................      22,013       21,037       16,570       5,988
    Foreign Currency Transactions.............................          --           --       (2,679)      5,590
    Forward Currency Contracts................................          --           --           --           8
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................   3,199,777      (57,128)   2,126,222     (32,753)
    Affiliated Investment Companies Shares....................         (95)          --          (73)         --
    Futures...................................................      11,932       (3,872)       3,736        (852)
    Translation of Foreign Currency Denominated Amounts.......          --           --        1,069        (908)
                                                               -----------  -----------  -----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations..............................................   5,189,855      991,668    2,651,545      47,271
                                                               -----------  -----------  -----------  ----------
Transactions in Interest:
  Contributions...............................................   2,626,519    1,812,211      995,812   1,394,282
  Withdrawals.................................................  (1,056,396)    (981,368)    (644,747)   (939,918)
                                                               -----------  -----------  -----------  ----------
     Net Increase (Decrease) from Transactions in Interest....   1,570,123      830,843      351,065     454,364
                                                               -----------  -----------  -----------  ----------
     Total Increase (Decrease) in Net Assets..................   6,759,978    1,822,511    3,002,610     501,635
NET ASSETS
  Beginning of Year...........................................  20,916,568   19,094,057    9,729,540   9,227,905
                                                               -----------  -----------  -----------  ----------
  End of Year................................................. $27,676,546  $20,916,568  $12,732,150  $9,729,540
                                                               ===========  ===========  ===========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS


                                                                         THE U.S. LARGE CAP VALUE SERIES
                                                         ---------------------------------------------------------------
                                                             YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
                                                           OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                             2017         2016         2015         2014         2013
--------------------------------------------------------------------------------------------------------------------------
Total Return............................................       24.31%        4.75%        1.32%       15.67%       35.68%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..................... $27,676,546  $20,916,568  $19,094,057  $18,376,682  $14,838,988
Ratio of Expenses to Average Net Assets.................        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Net Investment Income to Average Net Assets....        2.19%        2.39%        2.20%        1.90%        1.98%
Portfolio Turnover Rate.................................          15%          15%          16%          15%          15%
--------------------------------------------------------------------------------------------------------------------------

                                                                       THE DFA INTERNATIONAL VALUE SERIES
                                                         --------------------------------------------------------------
                                                             YEAR         YEAR         YEAR         YEAR        YEAR
                                                            ENDED        ENDED        ENDED        ENDED       ENDED
                                                           OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,
                                                             2017         2016         2015         2014        2013
------------------------------------------------------------------------------------------------------------------------
Total Return............................................       26.53%      (0.10)%      (5.35)%      (0.72)%      28.18%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)..................... $12,732,150  $9,729,540   $9,227,905   $9,343,666   $8,792,130
Ratio of Expenses to Average Net Assets.................        0.21%       0.22%        0.22%        0.22%        0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................        0.22%       0.22%        0.22%        0.22%        0.22%
Ratio of Net Investment Income to Average Net Assets....        3.33%       3.72%        3.31%        4.50%        3.20%
Portfolio Turnover Rate.................................          17%         17%          21%          17%          15%
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, two of which, The U.S. Large Cap Value Series and The DFA International Value Series (the "Series"), are presented in this report. The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The DFA International Value Series (the "International Series") will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Series foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Series.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Series and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and
(ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

   The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Series. For the year ended October 31, 2017, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

EARNED INCOME CREDIT:

   In addition, the Series entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series' net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                     FEES PAID
                                                     INDIRECTLY
                 -                                   ----------
                 The DFA International Value Series.    $877

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2017, the total related amounts paid by the Trust to the CCO were $85 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    The U.S. Large Cap Value Series.... $633
                    The DFA International Value Series.  391

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                               PURCHASES    SALES
                                               ---------- ----------
           The U.S. Large Cap Value Series.... $5,711,924 $3,550,329
           The DFA International Value Series.  2,380,334  1,837,613

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                        NET REALIZED                                        DIVIDEND
                                                        GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                        ON SALES OF   UNREALIZED                           AFFILIATED
                       BALANCE AT PURCHASES   PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                        10/31/16   AT COST   FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                       ---------- ---------- ---------- ------------ ------------- ---------- ------------ -----------
THE U.S. LARGE CAP
 VALUE SERIES
DFA Short Term
 Investment Fund......  $820,651  $6,008,173 $6,306,304     $(4)         $(95)      $522,421     45,149      $7,598
                        --------  ---------- ----------     ---          ----       --------     ------      ------
TOTAL.................  $820,651  $6,008,173 $6,306,304     $(4)         $(95)      $522,421     45,149      $7,598
                        ========  ========== ==========     ===          ====       ========     ======      ======
THE DFA INTERNATIONAL
 VALUE SERIES
DFA Short Term
 Investment Fund......  $370,103  $6,085,206 $5,861,430     $55          $(73)      $593,861     51,323      $5,741
                        --------  ---------- ----------     ---          ----       --------     ------      ------
TOTAL.................  $370,103  $6,085,206 $5,861,430     $55          $(73)      $593,861     51,323      $5,741
                        ========  ========== ==========     ===          ====       ========     ======      ======

                       CAPITAL GAIN
                       DISTRIBUTIONS
                           FROM
                        AFFILIATED
                        INVESTMENT
                       -------------
THE U.S. LARGE CAP
 VALUE SERIES
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==
THE DFA INTERNATIONAL
 VALUE SERIES
DFA Short Term
 Investment Fund......      --
                            --
TOTAL.................      --
                            ==

F. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                               NET
                                                                            UNREALIZED
                                     FEDERAL     UNREALIZED   UNREALIZED   APPRECIATION
                                     TAX COST   APPRECIATION DEPRECIATION (DEPRECIATION)
                                    ----------- ------------ ------------ --------------
The U.S. Large Cap Value Series.... $19,581,837  $9,370,063   $(544,402)    $8,825,661
The DFA International Value Series.  11,157,024   2,649,548    (529,994)     2,119,554

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Series.

   2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposit cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   3. Forward Currency Contracts: The International Series may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Series' currency exposure with respect to a foreign market will be based primarily on the Series' existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Series as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                      FUTURES
                                                      --------
                  The U.S. Large Cap Value Series.... $167,432
                  The DFA International Value Series.   89,210

   The following is a summary of the location of derivatives on the Series' Statements of Assets and Liabilities as of October 31, 2017:

                                        LOCATION ON THE
                                        STATEMENTS OF ASSETS AND
                                        LIABILITIES
                                        ------------------------
              DERIVATIVE TYPE              ASSET DERIVATIVES
              ---------------           ------------------------
              Equity contracts          Receivables: Futures
                                          Margin Variation

   The following is a summary of Series' derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                              ASSET DERIVATIVES VALUE
                                            ---------------------------
                                              TOTAL VALUE
                                                   AT          EQUITY
                                            OCTOBER 31, 2017 CONTRACTS*
                                            ---------------- ----------
        The U.S. Large Cap Value Series....      $8,060        $8,060
        The DFA International Value Series.       2,884         2,884

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the location of derivative instrument holdings on the Series' Statements of Operations categorized by primary risk exposure for the year ended October 31, 2017:

DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES
---------------   --------------------------------------
Equity contracts  Net Realized Gain (Loss) on: Futures
                  Change in Unrealized Appreciation (Depreciation) of: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

                                                 REALIZED GAIN (LOSS) ON
                                                    DERIVATIVES
                                                 -----------------------
                                                                    EQUITY
                                                  TOTAL            CONTRACTS
                                                  -------          ---------
             The U.S. Large Cap Value Series.... $22,013            $22,013
             The DFA International Value Series.  16,570             16,570

                                                 CHANGE IN UNREALIZED
                                                 APPRECIATION (DEPRECIATION) ON
                                                    DERIVATIVES
                                                 -----------------------
                                                                    EQUITY
                                                  TOTAL            CONTRACTS
                                                  -------          ---------
             The U.S. Large Cap Value Series.... $11,932            $11,932
             The DFA International Value Series.   3,736              3,736

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   There were no borrowings by the Series under the lines of credit during the year ended October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. The Series did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

Cross trades for the year ended October 31, 2017, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

                                                               REALIZED
       PORTFOLIO                           PURCHASES  SALES   GAIN (LOSS)
       ---------                           --------- -------- -----------
       The U.S. Large Cap Value Series.... $442,838  $204,015   $30,650
       The DFA International Value Series.  135,129    76,512     4,425

J. SECURITIES LENDING:

   As of October 31, 2017, each Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. In addition, The U.S. Large Cap Value Series, and The DFA International Value Series, received non-cash collateral consisting of short and/or long term U.S. Treasury and U.S. government agency securities with a market value of $1,023,222 and $124,520 (amounts in thousands), respectively. Loans of securities are expected at all times to be secured by collateral in an amount
(i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                        REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                     AS OF OCTOBER 31, 2017
                                    ---------------------------------------------------------
                                    OVERNIGHT AND            BETWEEN
                                     CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                    ------------- -------- ------------ -------- ------------
SECURITIES LENDING TRANSACTIONS
THE U.S. LARGE CAP VALUE SERIES
Common Stocks, Rights/Warrants..... $522,421,314     --         --         --    $522,421,314

THE DFA INTERNATIONAL VALUE SERIES
Common Stocks......................  593,860,860     --         --         --     593,860,860

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   The Series are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and
Shareholders of the Series, as defined

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (two of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

   Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

   Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

   Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

   Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

   Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

   The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                                                 OTHER
                                        TERM OF                                        PORTFOLIOS WITHIN   DIRECTORSHIPS OF
   NAME, ADDRESS                      OFFICE/1/ AND                                      THE DFA FUND      PUBLIC COMPANIES
       AND                             LENGTH OF           PRINCIPAL OCCUPATION           COMPLEX/2/          HELD DURING
   YEAR OF BIRTH        POSITION        SERVICE             DURING PAST 5 YEARS            OVERSEEN          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                              DISINTERESTED TRUSTEES/DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
George M.            Director of     DFAIDG- Since    Leo Melamed Professor of         126 portfolios in  None
Constantinides       DFAIDG and DIG  1983             Finance, University of           4 investment
University of        Trustee of      DIG- Since 1993  Chicago Booth School of          companies
Chicago Booth        DFAITC and      DFAITC- Since    Business (since 1978).
School of Business   DEM             1992
5807 S. Woodlawn                     DEM- Since 1993
Avenue
Chicago, IL 60637
1947
------------------------------------------------------------------------------------------------------------------------------
Douglas W.           Director of     DFAIDG- Since    Merton H. Miller                 126 portfolios in  None
Diamond              DFAIDG and DIG  June 2017        Distinguished Service            4 investment
University of        Trustee of      DIG- Since June  Professor of Finance,            companies
Chicago Booth        DFAITC and      2017             University of Chicago Booth
School of Business   DEM             DFAITC- Since    School of Business (since
5807 S. Woodlawn                     June 2017        1988). Visiting Scholar,
Avenue                               DEM- Since June  Federal Reserve Bank of
Chicago, IL 60637                    2017             Richmond (since 1990).
1953                                                  Formerly, Fischer Black
                                                      Visiting Professor of Financial
                                                      Economics, Alfred P. Sloan
                                                      School of Management,
                                                      Massachusetts Institute of
                                                      Technology (2015 to 2016).
------------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson    Director of     DFAIDG- Since    Professor in Practice            126 portfolios in  None
Yale School of       DFAIDG and DIG  1981             Emeritus of Finance, Yale        4 investment
Management           Trustee of      DIG- Since 1993  School of Management (since      companies
P.O. Box 208200      DFAITC and      DFAITC- Since    1984). Chairman, CIO and
New Haven, CT        DEM             1992             Partner, Zebra Capital
06520-8200                           DEM- Since 1993  Management, LLC (hedge
1943                                                  fund and asset manager)
                                                      (since 2001). Formerly,
                                                      Consultant to Morningstar,
                                                      Inc. (2006-2016).
------------------------------------------------------------------------------------------------------------------------------
Edward P. Lazear     Director of     DFAIDG- Since    Distinguished Visiting Fellow,   126 portfolios in  None
Stanford University  DFAIDG and DIG  2010             Becker Friedman Institute for    4 investment
Graduate School of   Trustee of      DIG- Since 2010  Research in Economics,           companies
Business             DFAITC and      DFAITC- Since    University of Chicago (since
Knight Management    DEM             2010             2015). Morris Arnold Cox
Center, E346                         DEM- Since 2010  Senior Fellow, Hoover
Stanford, CA 94305                                    Institution (since 2002). Jack
1948                                                  Steele Parker Professor of
                                                      Human Resources
                                                      Management and Economics,
                                                      Graduate School of Business,
                                                      Stanford University (since
                                                      1995). Cornerstone Research
                                                      (expert testimony and
                                                      economic and financial
                                                      analysis) (since 2009).
------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes     Director of     DFAIDG- Since    Chief Investment Strategist,     126 portfolios in  Formerly, Adviser,
c/o Dimensional      DFAIDG and DIG  1981             Janus Henderson Investors        4 investment       Kuapay, Inc. (2013-
Fund Advisors LP     Trustee of      DIG- Since 1993  (since 2014). Frank E. Buck      companies          2014). Formerly,
6300 Bee Cave        DFAITC and      DFAITC- Since    Professor of Finance,                               Director, American
Road, Building One   DEM             1992             Emeritus, Graduate School of                        Century Fund
Austin, TX 78746                     DEM- Since 1993  Business, Stanford University                       Complex (registered
1941                                                  (since 1981).                                       investment
                                                                                                          companies)
                                                                                                          (43 Portfolios)
                                                                                                          (1980-2014).
------------------------------------------------------------------------------------------------------------------------------

                                                                                                             OTHER
                                       TERM OF                                    PORTFOLIOS WITHIN    DIRECTORSHIPS OF
  NAME, ADDRESS                      OFFICE/1/ AND                                  THE DFA FUND       PUBLIC COMPANIES
       AND                            LENGTH OF      PRINCIPAL OCCUPATION DURING     COMPLEX/2/           HELD DURING
  YEAR OF BIRTH        POSITION        SERVICE              PAST 5 YEARS              OVERSEEN           PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Abbie J. Smith      Director of     DFAIDG- Since    Boris and Irene Stern        126 portfolios in  Lead Director,
University of       DFAIDG and DIG  2000             Distinguished Service        4 investment       (beginning May
Chicago Booth       Trustee of      DIG- Since 2000  Professor of Accounting,     companies          2014) and Director
School of Business  DFAITC and      DFAITC- Since    University of Chicago Booth                     (since 2000), HNI
5807 S. Woodlawn    DEM             2000             School of Business (since                       Corporation
Avenue                              DEM- Since 2000  1980).                                          (formerly known as
Chicago, IL 60637                                                                                    HON Industries
1953                                                                                                 Inc.) (office
                                                                                                     furniture); Director,
                                                                                                     Ryder System Inc.
                                                                                                     (transportation,
                                                                                                     logistics and
                                                                                                     supply-chain
                                                                                                     management)
                                                                                                     (since 2003);
                                                                                                     and Trustee,
                                                                                                     UBS Funds
                                                                                                     (3 investment
                                                                                                     companies within
                                                                                                     the fund complex)
                                                                                                     (24 portfolios)
                                                                                                     (since 2009).

                                                                                                              OTHER
                                      TERM OF                                         PORTFOLIOS WITHIN  DIRECTORSHIPS OF
  NAME, ADDRESS                     OFFICE/1/ AND                                       THE DFA FUND     PUBLIC COMPANIES
       AND                           LENGTH OF        PRINCIPAL OCCUPATION DURING        COMPLEX/2/        HELD DURING
  YEAR OF BIRTH        POSITION       SERVICE                PAST 5 YEARS                 OVERSEEN        PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES/DIRECTORS*
--------------------------------------------------------------------------------------------------------------------------
David G. Booth      Chairman        DFAIDG- Since  Chairman, Director/Trustee,        126 portfolios in       None
6300 Bee Cave       Director of     1981           and formerly, President and        4 investment
Road, Building One  DFAIDG and DIG  DIG- Since     Co-Chief Executive Officer         companies
Austin, TX 78746    Trustee of      1992           (each until March 2017) of
1946                DFAITC and      DFAITC- Since  Dimensional Emerging Markets
                    DEM             1992           Value Fund ("DEM"), DFAIDG,
                                    DEM- Since     Dimensional Investment Group
                                    1993           Inc. ("DIG") and The DFA
                                                   Investment Trust Company
                                                   ("DFAITC"). Executive
                                                   Chairman, and formerly,
                                                   President and Co-Chief
                                                   Executive Officer (each until
                                                   February 2017) of Dimensional
                                                   Holdings Inc., Dimensional
                                                   Fund Advisors LP and DFA
                                                   Securities LLC (collectively with
                                                   DEM, DFAIDG, DIG and
                                                   DFAITC, the "DFA Entities").
                                                   Chairman and Director (since
                                                   2009) and formerly Co-Chief
                                                   Executive Officer (2010- June
                                                   2017) of Dimensional Fund
                                                   Advisors Canada ULC.
                                                   Trustee, University of Chicago
                                                   (since 2002). Trustee,
                                                   University of Kansas
                                                   Endowment Association (since
                                                   2005). Formerly, Director of
                                                   Dimensional Fund Advisors
                                                   Ltd. (2002-July 2017), DFA
                                                   Australia Limited (1994-July
                                                   2017), Dimensional Advisors
                                                   Ltd. (2012-July 2017),
                                                   Dimensional Funds plc (2006-
                                                   July 2017) and Dimensional
                                                   Funds II plc (2006-July 2017).
                                                   Formerly, Director and
                                                   President of Dimensional
                                                   Japan Ltd. (2012-April 2017).
                                                   Formerly, President,
                                                   Dimensional SmartNest (US)
                                                   LLC (2009-2014); and Limited
                                                   Partner, VSC Investors, LLC
                                                   (2007 to 2015). Formerly,
                                                   Chairman, Director, President
                                                   and Co-Chief Executive Officer
                                                   of Dimensional Cayman
                                                   Commodity Fund I Ltd. (2010-
                                                   September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF OFFICE/1/
NAME AND YEAR OF                        AND LENGTH OF
     BIRTH             POSITION            SERVICE                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Valerie A. Brown  Vice President and     Since 2001       Vice President and Assistant Secretary of all the DFA
1967              Assistant Secretary                     Entities, DFA Australia Limited, Dimensional Fund Advisors
                                                          Ltd., Dimensional Cayman Commodity Fund I Ltd.,
                                                          Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong
                                                          Kong Limited. Director, Vice President and Assistant
                                                          Secretary of Dimensional Fund Advisors Canada ULC.
------------------------------------------------------------------------------------------------------------------------
David P. Butler   Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities (since
1964              Officer                                 2017); Director of Dimensional Holdings Inc. (since
                                                          February 2017), Dimensional Fund Advisors Canada ULC
                                                          (since March 2017), Dimensional Japan Ltd. (since April
                                                          2017), Dimensional Advisors Ltd. (since July 2017), DFA
                                                          Australia Limited (since July 2017) and Dimensional Fund
                                                          Advisors Ltd. (since August 2017); Director and Co-Chief
                                                          Executive Officer of Dimensional Cayman Commodity Fund
                                                          I Ltd. (since September 13, 2017). Formerly, Vice President
                                                          (October 2007 to February 2017), of all the DFA Entities.
                                                          Head of Global Financial Advisor Services (since October
                                                          2007) for Dimensional Fund Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Stephen A. Clark  Executive Vice         Since 2017       Executive Vice President (since March 2017) and formerly,
1972              President                               Vice President (2004 to March 2017), of all the DFA Entities.
                                                          Director and Vice President (since February 2016) of
                                                          Dimensional Japan Ltd. President and Director (since
                                                          February 2016) of Dimensional Fund Advisors Canada ULC.
                                                          Vice President (since April 2008) and Director (since
                                                          October 2016) of DFA Australia Limited. Director (since April
                                                          2016) of Dimensional Advisors Ltd., Dimensional Fund
                                                          Advisors Pte. Ltd., and Dimensional Hong Kong Limited.
                                                          Vice President (since June 2016) of Dimensional Fund
                                                          Advisors Pte. Ltd. Head of Global Institutional Services
                                                          (since January 2014) for Dimensional Fund Advisors LP.
                                                          Formerly, Vice President (December 2010-February 2016)
                                                          of Dimensional Fund Advisors Canada ULC; and Head of
                                                          Institutional, North America (March 2012 to December 2013)
                                                          for Dimensional Fund Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Christopher S.    Vice President and     Since 2004       Vice President and Global Chief Compliance Officer of all
Crossan           Global Chief                            the DFA Entities, DFA Australia Limited and Dimensional
1965              Compliance Officer                      Fund Advisors Ltd. Chief Compliance Officer and Chief
                                                          Privacy Officer of Dimensional Fund Advisors Canada ULC
                                                          (since October 2006 and March 2015, respectively), Chief
                                                          Compliance Officer of Dimensional Fund Advisors Pte. Ltd.
                                                          (since October 2012) and Dimensional Japan Ltd. (since
                                                          February 2017). Formerly, Vice President and Global Chief
                                                          Compliance Officer (October 2010-2014) for Dimensional
                                                          SmartNest (US) LLC.
------------------------------------------------------------------------------------------------------------------------
(Michael) Sam     Executive Vice         Since 2017       Executive Vice President and Chief Operating Officer of the
Gilliland         President                               DFA Fund Complex (since March 2017). Executive Vice
1962                                                      President (since February 2017), Senior Advisor and Chief
                                                          Operating Officer (since February 2016) of Dimensional
                                                          Funds Advisors LP, Dimensional Holdings Inc. and
                                                          Dimensional Investment LLC. Executive Vice President
                                                          (since February 2017) of DFA Securities LLC. Director of
                                                          Dimensional Advisors Ltd. (since February 2017),
                                                          Dimensional Hong Kong Limited (since February 2017) and
                                                          DFA Australia Limited (since October 2016). Formerly,
                                                          Consultant for MSG Consulting (August 2013-February
                                                          2017), and Chairman and Chief Executive Officer of Sabre
                                                          Holdings (December 2003-August 2013).
------------------------------------------------------------------------------------------------------------------------

                                               TERM OF OFFICE/1/
NAME AND YEAR OF                                 AND LENGTH OF
      BIRTH               POSITION                  SERVICE               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle  Vice President, Chief   Since 2015                 Vice President, Chief Financial Officer, and
1958               Financial Officer, and                             Treasurer of all the DFA Entities. Chief
                   Treasurer                                          Financial Officer, Treasurer and Vice President
                                                                      of Dimensional Advisors Ltd., Dimensional Fund
                                                                      Advisors Ltd., Dimensional Hong Kong Limited,
                                                                      Dimensional Cayman Commodity Fund I Ltd.,
                                                                      Dimensional Fund Advisors Canada ULC, Dimensional
                                                                      Fund Advisors Pte. Ltd and DFA Australia Limited.
                                                                      Director (since August 2016) for Dimensional
                                                                      Funds plc and Dimensional Funds II plc. Formerly,
                                                                      interim Chief Financial Officer and interim
                                                                      Treasurer of all the DFA Entities (April
                                                                      2016-September 2016); interim Chief Financial
                                                                      Officer and interim Treasurer (April 2016-July
                                                                      2016) of Dimensional Fund Advisors LP,
                                                                      Dimensional Fund Advisors Ltd., DFA Australia
                                                                      Limited, Dimensional Advisors Ltd., Dimensional
                                                                      Fund Advisors Pte. Ltd, Dimensional Hong Kong
                                                                      Limited, Dimensional Cayman Commodity Fund I
                                                                      Ltd., Dimensional Fund Advisors Canada ULC;
                                                                      Controller (August 2015-September 2016) of all
                                                                      the DFA Entities; Controller (August 2015-July
                                                                      2016) Dimensional Fund Advisors LP; Vice
                                                                      President of T. Rowe Price Group, Inc. and
                                                                      Director of Investment Treasury and Treasurer of
                                                                      the T. Rowe Price Funds (March 2008-July 2015).
------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon       Vice President and      Vice President since 2004  Vice President and Assistant Secretary (since
1973               Assistant Secretary     and Assistant Secretary    2004 and March 2017, respectively) of all the DFA
                                           since 2017                 Entities and Dimensional Cayman Commodity Fund I
                                                                      Ltd.
------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell  Vice President          Since 2010                 Vice President of all the DFA Entities and
1972                                                                  Dimensional Cayman Commodity Fund I Ltd.
------------------------------------------------------------------------------------------------------------------------
Catherine L.       President and General   Since 2017                 President and General Counsel (since March 2017),
Newell             Counsel                                            and formerly, Vice President and Secretary (1997
1964                                                                  and 2000, respectively, to March 2017), of all
                                                                      the DFA Entities. Director, Vice President and
                                                                      Secretary of DFA Australia Limited and
                                                                      Dimensional Fund Advisors Ltd. (since February
                                                                      2002, April 1997, and May 2002, respectively).
                                                                      Vice President and Secretary of Dimensional Fund
                                                                      Advisors Canada ULC (since June 2003),
                                                                      Dimensional Cayman Commodity Fund I Ltd.,
                                                                      Dimensional Japan Ltd (since February 2012),
                                                                      Dimensional Advisors Ltd. (since March 2012) and
                                                                      Dimensional Fund Advisors Pte. Ltd. (since June
                                                                      2012). Director of Dimensional Funds plc and
                                                                      Dimensional Funds II plc (since 2002 and 2006,
                                                                      respectively). Director of Dimensional Japan
                                                                      Ltd., Dimensional Advisors Ltd., Dimensional Fund
                                                                      Advisors Pte. Ltd. and Dimensional Hong Kong
                                                                      Limited (since August 2012 and July 2012).
                                                                      Formerly, Vice President and Secretary (October
                                                                      2010-November 2014) of Dimensional SmartNest (US)
                                                                      LLC.
------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz  Vice President and      Since 2013                 Vice President and Deputy Chief Compliance
1961               Deputy Chief                                       Officer of all the DFA Entities. Deputy Chief
                   Compliance Officer                                 Compliance Officer (since December 2012) of
                                                                      Dimensional Fund Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Carolyn L. O       Vice President and      Vice President since 2010  Vice President and Secretary (since 2010 and
1974               Secretary               and Secretary since 2017   March 2017, respectively) of all the DFA
                                                                      Entities, Dimensional Cayman Commodity Fund I
                                                                      Ltd., and Dimensional Fund Advisors Canada ULC
                                                                      (since April 2016).
------------------------------------------------------------------------------------------------------------------------

                                        TERM OF OFFICE/1/
 NAME AND YEAR OF                        AND LENGTH OF
      BIRTH              POSITION           SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive    Since 2017       Co-Chief Executive Officer and Chief Investment Officer of
1976                Officer and Chief                      DFAIDG, DFAITC, DIG and DEM (since September, 2017)
                    Investment Officer                     and Dimensional Holdings Inc., Dimensional Fund Advisors
                                                           LP, DFA Securities LLC and Dimensional Fund Advisors
                                                           Canada ULC (since September, 2017); Chief Investment
                                                           Officer and Director of DFA Australia Limited (since
                                                           September, 2017 and October 2017, respectively); Director,
                                                           Co-Chief Executive Officer and Chief Investment Officer of
                                                           Dimensional Cayman Commodity Fund I Ltd. (since
                                                           September, 2017); Director of Dimensional Funds plc and
                                                           Dimensional Fund II plc (since August 2014) and
                                                           Dimensional Fund Advisors Pte. Ltd. (since June 2017);
                                                           Co-Chief Investment Officer and Vice President (since
                                                           February 2016) of Dimensional Japan Ltd. Formerly,
                                                           Executive Vice President (March 2017-September, 2017),
                                                           Co-Chief Investment Officer (June 2014-September, 2017)
                                                           and Vice President (January 2007-March 2017) of DFAIDG,
                                                           DFAITC, DIG and DEM; Executive Vice President (February
                                                           2017-September, 2017), Co-Chief Investment Officer (June
                                                           2014-September, 2017) and Vice President (January 2007-
                                                           February 2017) of Dimensional Holdings Inc., Dimensional
                                                           Fund Advisors LP and DFA Securities LLC; Vice President
                                                           and Co-Chief Investment Officer (April 2014-September,
                                                           2017) of Dimensional Fund Advisors Canada ULC; Co-Chief
                                                           Investment Officer of DFA Australia Limited (April 2014-
                                                           September, 2017); Co-Chief Investment Officer of DFA
                                                           Securities LLC, Dimensional Fund Advisors LP, and
                                                           Dimensional Holdings LLC (April 2014-September, 2017).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)


For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                     QUALIFYING
                                                 NET                                                FOR CORPORATE
                                             INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING
                                               INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND
DIMENSIONAL INVESTMENT GROUP INC.           DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2)
------------------------------------------- ------------- ------------- ------------- ------------- ------------- ----------
LWAS/DFA U.S. High Book to Market
 Portfolio.................................       24%           1%           75%           100%          100%        100%
DFA Two-Year Fixed Income Portfolio........      100%          --            --            100%           --          --
DFA Two-Year Government Portfolio..........      100%          --            --            100%           --          --
LWAS/DFA International High Book to Market
 Portfolio.................................       99%          --             1%           100%          100%        100%

                                                                                          QUALIFYING
                                                                                            SHORT-
                                                U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
                                             GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONAL INVESTMENT GROUP INC.           INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
------------------------------------------- ------------ ---------- ---------- ---------- ----------
LWAS/DFA U.S. High Book to Market
 Portfolio.................................      --          --          6%       100%       100%
DFA Two-Year Fixed Income Portfolio........       4%         --         --        100%       100%
DFA Two-Year Government Portfolio..........     100%         --         --        100%       100%
LWAS/DFA International High Book to Market
 Portfolio.................................      --           4%       100%       100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                               DFA103117-003A
 [LOGO]                                                              00202778

[LOGO]

Annual Report

Year Ended: October 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------


VA U.S. Targeted Value Portfolio

VA U.S. Large Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

VIT Inflation-Protected Securities Portfolio

DFA VA Global Moderate Allocation Portfolio

VA Equity Allocation Portfolio

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...........................   1
      Performance Charts................................................   2
      Management's Discussion and Analysis..............................   7
      Disclosure of Fund Expenses.......................................  13
      Disclosure of Portfolio Holdings..................................  15
      Summary Schedules of Portfolio Holdings/Schedules of Investments
          VA U.S. Targeted Value Portfolio..............................  17
          VA U.S. Large Value Portfolio.................................  20
          VA International Value Portfolio..............................  23
          VA International Small Portfolio..............................  27
          VA Short-Term Fixed Portfolio.................................  31
          VA Global Bond Portfolio......................................  35
          VIT Inflation-Protected Securities Portfolio..................  40
          DFA VA Global Moderate Allocation Portfolio...................  41
          VA Equity Allocation Portfolio................................  42
      Statements of Assets and Liabilities..............................  43
      Statements of Operations..........................................  46
      Statements of Changes in Net Assets...............................  49
      Financial Highlights..............................................  53
      Notes to Financial Statements.....................................  58
      Report of Independent Registered Public Accounting Firm...........  75
   FUND MANAGEMENT......................................................  76
   VOTING PROXIES ON FUND PORTFOLIO SECURITIES..........................  83
   NOTICE TO SHAREHOLDERS...............................................  84

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/SCHEDULES OF INVESTMENTS
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company
SGD     Singapore Dollars

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
@       Security purchased with cash proceeds from Securities on Loan.
(r)     The adjustable rate shown is effective as of October 31, 2017.
##      Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
        Trustees.
(S)     Affiliated Fund.
^^^     Face Amount of security is not adjusted for inflation.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Underlying Funds.
(C)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(D)     Non-Annualized
(E)     Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VA U.S. TARGETED VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                        [CHART]

               VA U.S. Targeted Value Portfolio     Russell 2000/R/ Value Index
               --------------------------------     ---------------------------
  10/31/2007              $10,000                             $10,000
  11/30/2007                9,163                               9,251
  12/31/2007                9,033                               9,173
   1/31/2008                8,680                               8,796
   2/29/2008                8,351                               8,447
   3/31/2008                8,420                               8,574
   4/30/2008                8,496                               8,845
   5/31/2008                8,772                               9,148
   6/30/2008                7,784                               8,270
   7/31/2008                7,998                               8,694
   8/31/2008                8,389                               9,107
   9/30/2008                7,876                               8,680
  10/31/2008                6,229                               6,946
  11/30/2008                5,393                               6,142
  12/31/2008                5,696                               6,519
   1/31/2009                4,832                               5,588
   2/28/2009                4,172                               4,812
   3/31/2009                4,604                               5,239
   4/30/2009                5,476                               6,071
   5/31/2009                5,665                               6,202
   6/30/2009                5,680                               6,182
   7/31/2009                6,356                               6,897
   8/31/2009                6,623                               7,224
   9/30/2009                6,953                               7,586
  10/31/2009                6,498                               7,082
  11/30/2009                6,702                               7,308
  12/31/2009                7,212                               7,861
   1/31/2010                7,022                               7,631
   2/28/2010                7,419                               7,984
   3/31/2010                7,990                               8,649
   4/30/2010                8,577                               9,254
   5/31/2010                7,879                               8,472
   6/30/2010                7,196                               7,732
   7/31/2010                7,760                               8,284
   8/31/2010                7,165                               7,661
   9/30/2010                7,982                               8,484
  10/31/2010                8,252                               8,812
  11/30/2010                8,553                               9,036
  12/31/2010                9,309                               9,787
   1/31/2011                9,341                               9,793
   2/28/2011                9,820                              10,290
   3/31/2011               10,003                              10,433
   4/30/2011               10,179                              10,602
   5/31/2011                9,956                              10,412
   6/30/2011                9,780                              10,156
   7/31/2011                9,469                               9,821
   8/31/2011                8,582                               8,953
   9/30/2011                7,616                               7,975
  10/31/2011                8,742                               9,125
  11/30/2011                8,766                               9,106
  12/31/2011                8,886                               9,249
   1/31/2012                9,441                               9,864
   2/29/2012                9,747                              10,010
   3/31/2012                9,996                              10,321
   4/30/2012                9,827                              10,172
   5/31/2012                9,135                               9,550
   6/30/2012                9,489                              10,010
   7/31/2012                9,441                               9,908
   8/31/2012                9,859                              10,214
   9/30/2012               10,189                              10,578
  10/31/2012               10,125                              10,445
  11/30/2012               10,310                              10,477
  12/31/2012               10,673                              10,918
   1/31/2013               11,400                              11,569
   2/28/2013               11,620                              11,701
   3/31/2013               12,192                              12,188
   4/30/2013               12,094                              12,177
   5/31/2013               12,698                              12,540
   6/30/2013               12,649                              12,490
   7/31/2013               13,564                              13,292
   8/31/2013               13,082                              12,704
   9/30/2013               13,800                              13,438
  10/31/2013               14,397                              13,874
  11/30/2013               15,050                              14,416
  12/31/2013               15,436                              14,688
   1/31/2014               14,728                              14,119
   2/28/2014               15,526                              14,766
   3/31/2014               15,831                              14,949
   4/30/2014               15,551                              14,564
   5/31/2014               15,691                              14,656
   6/30/2014               16,365                              15,305
   7/31/2014               15,551                              14,379
   8/31/2014               16,349                              15,004
   9/30/2014               15,345                              13,992
  10/31/2014               15,864                              14,969
  11/30/2014               15,757                              14,900
  12/31/2014               16,008                              15,307
   1/31/2015               15,297                              14,670
   2/28/2015               16,394                              15,351
   3/31/2015               16,613                              15,610
   4/30/2015               16,446                              15,277
   5/31/2015               16,639                              15,403
   6/30/2015               16,587                              15,423
   7/31/2015               16,157                              14,998
   8/31/2015               15,525                              14,261
   9/30/2015               14,806                              13,768
  10/31/2015               15,736                              14,539
  11/30/2015               16,157                              14,952
  12/31/2015               15,171                              14,164
   1/31/2016               14,117                              13,212
   2/28/2016               14,318                              13,302
   3/31/2016               15,544                              14,405
   4/30/2016               15,851                              14,710
   5/31/2016               15,927                              14,980
   6/30/2016               15,717                              15,025
   7/31/2016               16,560                              15,836
   8/31/2016               16,847                              16,229
   9/30/2016               17,019                              16,357
  10/31/2016               16,502                              15,820
  11/30/2016               18,781                              17,920
  12/31/2016               19,341                              18,659
   1/31/2017               19,371                              18,526
   2/28/2017               19,531                              18,794
   3/31/2017               19,361                              18,635
   4/30/2017               19,271                              18,709
   5/31/2017               18,641                              18,126
   6/30/2017               19,291                              18,760
   7/31/2017               19,461                              18,879
   8/31/2017               18,951                              18,415
   9/30/2017               20,352                              19,719
  10/31/2017               20,432                              19,745







                                                                                   Past performance is not predictive of
                                                                                   future performance.
                                                                                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
           AVERAGE ANNUAL          ONE          FIVE           TEN                 redemption of fund shares.
           TOTAL RETURN            YEAR         YEARS         YEARS                Russell data copyright (C) Russell
           ----------------------------------------------------------------        Investment Group 1995-2017, all rights
                                  23.81%        15.08%        7.41%                reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA U.S. LARGE VALUE PORTFOLIO VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2007-OCTOBER 31, 2017

                                        [CHART]

                 VA U.S. Large Value Portfolio    Russell 1000/R/ Value Index
                 -----------------------------    ---------------------------
  10/31/2007                  $10,000                       $10,000
  11/30/2007                    9,443                         9,511
  12/31/2007                    9,385                         9,419
   1/31/2008                    9,051                         9,042
   2/29/2008                    8,755                         8,663
   3/31/2008                    8,656                         8,598
   4/30/2008                    9,193                         9,017
   5/31/2008                    9,396                         9,003
   6/30/2008                    8,349                         8,141
   7/31/2008                    8,349                         8,112
   8/31/2008                    8,503                         8,250
   9/30/2008                    7,790                         7,644
  10/31/2008                    6,085                         6,320
  11/30/2008                    5,482                         5,867
  12/31/2008                    5,641                         5,949
   1/31/2009                    4,939                         5,265
   2/28/2009                    4,238                         4,561
   3/31/2009                    4,651                         4,951
   4/30/2009                    5,426                         5,482
   5/31/2009                    5,850                         5,821
   6/30/2009                    5,782                         5,778
   7/31/2009                    6,337                         6,251
   8/31/2009                    6,761                         6,578
   9/30/2009                    7,049                         6,832
  10/31/2009                    6,755                         6,623
  11/30/2009                    7,134                         6,996
  12/31/2009                    7,329                         7,120
   1/31/2010                    7,162                         6,920
   2/28/2010                    7,467                         7,138
   3/31/2010                    8,049                         7,603
   4/30/2010                    8,302                         7,800
   5/31/2010                    7,599                         7,158
   6/30/2010                    7,030                         6,755
   7/31/2010                    7,576                         7,213
   8/31/2010                    7,127                         6,904
   9/30/2010                    7,830                         7,440
  10/31/2010                    8,112                         7,663
  11/30/2010                    8,060                         7,622
  12/31/2010                    8,841                         8,224
   1/31/2011                    9,128                         8,410
   2/28/2011                    9,619                         8,720
   3/31/2011                    9,654                         8,755
   4/30/2011                    9,900                         8,988
   5/31/2011                    9,760                         8,893
   6/30/2011                    9,578                         8,711
   7/31/2011                    9,133                         8,422
   8/31/2011                    8,372                         7,896
   9/30/2011                    7,512                         7,299
  10/31/2011                    8,548                         8,135
  11/30/2011                    8,472                         8,093
  12/31/2011                    8,538                         8,256
   1/31/2012                    8,961                         8,568
   2/29/2012                    9,480                         8,910
   3/31/2012                    9,659                         9,174
   4/30/2012                    9,450                         9,081
   5/31/2012                    8,776                         8,548
   6/30/2012                    9,229                         8,972
   7/31/2012                    9,319                         9,065
   8/31/2012                    9,694                         9,262
   9/30/2012                   10,046                         9,556
  10/31/2012                   10,076                         9,509
  11/30/2012                   10,094                         9,505
  12/31/2012                   10,411                         9,702
   1/31/2013                   11,152                        10,332
   2/28/2013                   11,267                        10,480
   3/31/2013                   11,807                        10,896
   4/30/2013                   11,941                        11,060
   5/31/2013                   12,469                        11,344
   6/30/2013                   12,287                        11,244
   7/31/2013                   13,040                        11,851
   8/31/2013                   12,651                        11,402
   9/30/2013                   13,034                        11,687
  10/31/2013                   13,707                        12,199
  11/30/2013                   14,284                        12,540
  12/31/2013                   14,661                        12,857
   1/31/2014                   14,078                        12,401
   2/28/2014                   14,580                        12,937
   3/31/2014                   14,909                        13,246
   4/30/2014                   15,002                        13,372
   5/31/2014                   15,324                        13,567
   6/30/2014                   15,753                        13,922
   7/31/2014                   15,606                        13,685
   8/31/2014                   16,101                        14,187
   9/30/2014                   15,639                        13,895
  10/31/2014                   15,726                        14,207
  11/30/2014                   15,907                        14,498
  12/31/2014                   15,993                        14,587
   1/31/2015                   15,206                        14,004
   2/28/2015                   16,292                        14,681
   3/31/2015                   16,013                        14,482
   4/30/2015                   16,313                        14,617
   5/31/2015                   16,487                        14,793
   6/30/2015                   16,208                        14,497
   7/31/2015                   16,174                        14,561
   8/31/2015                   15,220                        13,694
   9/30/2015                   14,712                        13,280
  10/31/2015                   15,895                        14,282
  11/30/2015                   15,951                        14,337
  12/31/2015                   15,448                        14,029
   1/31/2016                   14,379                        13,304
   2/28/2016                   14,431                        13,300
   3/31/2016                   15,485                        14,258
   4/30/2016                   15,889                        14,558
   5/31/2016                   16,098                        14,784
   6/30/2016                   16,083                        14,912
   7/31/2016                   16,652                        15,345
   8/31/2016                   16,839                        15,463
   9/30/2016                   16,898                        15,431
  10/31/2016                   16,614                        15,192
  11/30/2016                   17,915                        16,060
  12/31/2016                   18,363                        16,461
   1/31/2017                   18,632                        16,578
   2/28/2017                   19,199                        17,174
   3/31/2017                   19,015                        16,999
   4/30/2017                   19,130                        16,967
   5/31/2017                   19,099                        16,951
   6/30/2017                   19,429                        17,228
   7/31/2017                   19,759                        17,457
   8/31/2017                   19,559                        17,253              Past performance is not predictive of
   9/30/2017                   20,311                        17,764              future performance.
  10/31/2017                   20,610                        17,893              The returns shown do not reflect the
                                                                                 deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL          ONE          FIVE          TEN                redemption of fund shares.
           TOTAL RETURN            YEAR         YEARS        YEARS               Russell data copyright (C) Russell
           --------------------------------------------------------------        Investment Group 1995-2017, all rights
                                  24.05%        15.39%       7.50%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
VA INTERNATIONAL VALUE PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
October 31, 2007-October 31, 2017

                               [CHART]

                  VA International           MSCI World ex USA
                   Value Portfolio         Index (net dividends)
                  ----------------         ---------------------
   10/31/07            $10,000                   $10,000
   11/30/07              9,405                     9,609
   12/31/07              9,199                     9,428
    1/31/08              8,427                     8,578
    2/29/08              8,301                     8,734
    3/31/08              8,427                     8,609
    4/30/08              8,806                     9,088
    5/31/08              8,781                     9,225
    6/30/08              7,898                     8,508
    7/31/08              7,709                     8,205
    8/31/08              7,384                     7,888
    9/30/08              6,613                     6,749
   10/31/08              4,949                     5,345
   11/30/08              4,657                     5,055
   12/31/08              4,985                     5,322
    1/31/09              4,300                     4,825
    2/28/09              3,768                     4,337
    3/31/09              4,140                     4,623
    4/30/09              4,902                     5,219
    5/31/09              5,641                     5,879
    6/30/09              5,552                     5,818
    7/31/09              6,214                     6,364
    8/31/09              6,556                     6,669
    9/30/09              6,899                     6,944
   10/31/09              6,627                     6,833
   11/30/09              6,810                     7,002
   12/31/09              6,876                     7,113
    1/31/10              6,489                     6,780
    2/28/10              6,519                     6,773
    3/31/10              7,034                     7,209
    4/30/10              6,925                     7,102
    5/31/10              6,131                     6,318
    6/30/10              5,961                     6,227
    7/31/10              6,725                     6,802
    8/31/10              6,386                     6,599
    9/30/10              7,070                     7,232
   10/31/10              7,312                     7,489
   11/30/10              6,949                     7,172
   12/31/10              7,600                     7,750
    1/31/11              7,940                     7,917
    2/28/11              8,225                     8,210
    3/31/11              7,977                     8,046
    4/30/11              8,386                     8,484
    5/31/11              8,076                     8,232
    6/30/11              7,946                     8,115
    7/31/11              7,711                     7,981
    8/31/11              6,858                     7,307
    9/30/11              6,110                     6,573
   10/31/11              6,722                     7,212
   11/30/11              6,493                     6,879
   12/31/11              6,312                     6,804
    1/31/12              6,769                     7,171
    2/29/12              7,135                     7,565
    3/31/12              7,058                     7,509
    4/30/12              6,782                     7,382
    5/31/12              5,945                     6,540
    6/30/12              6,396                     6,969
    7/31/12              6,344                     7,056
    8/31/12              6,627                     7,257
    9/30/12              6,865                     7,477
   10/31/12              6,962                     7,530
   11/30/12              7,045                     7,688
   12/31/12              7,384                     7,920
    1/31/13              7,743                     8,310
    2/28/13              7,497                     8,227
    3/31/13              7,517                     8,292
    4/30/13              7,849                     8,670
    5/31/13              7,756                     8,476
    6/30/13              7,457                     8,158
    7/31/13              7,962                     8,592
    8/31/13              7,902                     8,482
    9/30/13              8,493                     9,081
   10/31/13              8,778                     9,386
   11/30/13              8,812                     9,443
   12/31/13              8,983                     9,586
    1/31/14              8,663                     9,199
    2/28/14              9,153                     9,701
    3/31/14              9,092                     9,657
    4/30/14              9,248                     9,809
    5/31/14              9,350                     9,961
    6/30/14              9,466                    10,103
    7/31/14              9,242                     9,923
    8/31/14              9,248                     9,931
    9/30/14              8,840                     9,523
   10/31/14              8,676                     9,371
   11/30/14              8,669                     9,487
   12/31/14              8,340                     9,171
    1/31/15              8,261                     9,139
    2/28/15              8,852                     9,685
    3/31/15              8,660                     9,523
    4/30/15              9,143                     9,935
    5/31/15              9,136                     9,849
    6/30/15              8,866                     9,569
    7/31/15              8,780                     9,721
    8/31/15              8,112                     9,013
    9/30/15              7,551                     8,558
   10/31/15              8,134                     9,201
   11/30/15              8,013                     9,055
   12/31/15              7,759                     8,893
    1/31/16              7,171                     8,280
    2/28/16              6,921                     8,165
    3/31/16              7,450                     8,719
    4/30/16              7,825                     8,999
    5/31/16              7,678                     8,898
    6/30/16              7,406                     8,627
    7/31/16              7,737                     9,052
    8/31/16              7,950                     9,060
    9/30/16              8,046                     9,170
   10/31/16              8,149                     8,992
   11/30/16              8,193                     8,848
   12/31/16              8,466                     9,137
    1/31/17              8,838                     9,409
    2/28/17              8,769                     9,517
    3/31/17              8,959                     9,759
    4/30/17              9,088                     9,967
    5/31/17              9,247                    10,299
    6/30/17              9,331                    10,308
    7/31/17              9,771                    10,615
    8/31/17              9,755                    10,613
    9/30/17             10,120                    10,888            Past performance is not predictive of
   10/31/17             10,294                    11,037            future performance.
                                                                    The returns shown do not reflect the
                                                                    deduction of taxes that a shareholder
         Average Annual        One        Five       Ten            would pay on fund distributions or the
         Total Return          Year       Years     Years           redemption of fund shares.
         -----------------------------------------------------      MSCI data copyright MSCI 2017, all
                              26.32%      8.14%     0.29%           rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA INTERNATIONAL SMALL PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
October 31, 2007-October 31, 2017

                                      [CHART]

                       VA International            MSCI World ex USA
                       Small Portfolio        Small Cap Index(net dividends)
                       ----------------       ------------------------------
     10/31/07              $10,000                       $10,000
     11/30/07                9,255                         9,178
     12/31/07                8,963                         8,909
      1/31/08                8,272                         8,045
      2/29/08                8,482                         8,427
      3/31/08                8,496                         8,334
      4/30/08                8,679                         8,537
      5/31/08                8,930                         8,710
      6/30/08                8,292                         8,037
      7/31/08                7,906                         7,632
      8/31/08                7,614                         7,350
      9/30/08                6,462                         6,057
     10/31/08                4,970                         4,562
     11/30/08                4,746                         4,341
     12/31/08                5,120                         4,630
      1/31/09                4,701                         4,361
      2/28/09                4,244                         3,963
      3/31/09                4,511                         4,217
      4/30/09                5,143                         4,867
      5/31/09                5,867                         5,588
      6/30/09                5,920                         5,655
      7/31/09                6,362                         6,109
      8/31/09                6,789                         6,580
      9/30/09                7,185                         6,950
     10/31/09                7,010                         6,843
     11/30/09                7,101                         6,896
     12/31/09                7,161                         6,983
      1/31/10                7,060                         6,891
      2/28/10                7,022                         6,852
      3/31/10                7,558                         7,361
      4/30/10                7,666                         7,507
      5/31/10                6,781                         6,605
      6/30/10                6,742                         6,543
      7/31/10                7,379                         7,104
      8/31/10                7,138                         6,919
      9/30/10                7,938                         7,704
     10/31/10                8,249                         8,022
     11/30/10                8,024                         7,812
     12/31/10                8,938                         8,695
      1/31/11                9,025                         8,740
      2/28/11                9,294                         8,989
      3/31/11                9,302                         8,981
      4/30/11                9,754                         9,426
      5/31/11                9,492                         9,165
      6/30/11                9,326                         8,967
      7/31/11                9,223                         8,918
      8/31/11                8,525                         8,213
      9/30/11                7,543                         7,270
     10/31/11                8,082                         7,860
     11/30/11                7,836                         7,466
     12/31/11                7,613                         7,320
      1/31/12                8,246                         7,925
      2/29/12                8,674                         8,374
      3/31/12                8,733                         8,318
      4/30/12                8,639                         8,275
      5/31/12                7,647                         7,303
      6/30/12                7,955                         7,555
      7/31/12                7,921                         7,613
      8/31/12                8,186                         7,832
      9/30/12                8,520                         8,203
     10/31/12                8,571                         8,243
     11/30/12                8,656                         8,285
     12/31/12                9,091                         8,600
      1/31/13                9,465                         9,014
      2/28/13                9,474                         9,046
      3/31/13                9,643                         9,222
      4/30/13                9,884                         9,490
      5/31/13                9,661                         9,267
      6/30/13                9,430                         8,901
      7/31/13               10,036                         9,457
      8/31/13               10,000                         9,440
      9/30/13               10,829                        10,233
     10/31/13               11,185                        10,535
     11/30/13               11,239                        10,549
     12/31/13               11,552                        10,797
      1/31/14               11,364                        10,610
      2/28/14               12,078                        11,212
      3/31/14               12,050                        11,170
      4/30/14               12,031                        11,135
      5/31/14               12,135                        11,275
      6/30/14               12,360                        11,531
      7/31/14               11,965                        11,232
      8/31/14               12,041                        11,260
      9/30/14               11,317                        10,577
     10/31/14               11,119                        10,310
     11/30/14               11,016                        10,299
     12/31/14               10,884                        10,220
      1/31/15               10,776                        10,129
      2/28/15               11,504                        10,778
      3/31/15               11,308                        10,632
      4/30/15               11,937                        11,173
      5/31/15               12,085                        11,240
      6/30/15               11,908                        11,074
      7/31/15               11,839                        11,058
      8/31/15               11,317                        10,565
      9/30/15               10,943                        10,185
     10/31/15               11,485                        10,790
     11/30/15               11,504                        10,766
     12/31/15               11,517                        10,778
      1/31/16               10,768                         9,958
      2/29/16               10,695                        10,011
      3/31/16               11,580                        10,843
      4/30/16               11,871                        11,185
      5/31/16               11,912                        11,199
      6/30/16               11,434                        10,704
      7/31/16               12,100                        11,340
      8/31/16               12,110                        11,245
      9/30/16               12,464                        11,560
     10/31/16               12,121                        11,217
     11/30/16               11,923                        10,940
     12/31/16               12,235                        11,243
      1/31/17               12,729                        11,648
      2/28/17               12,901                        11,872
      3/31/17               13,223                        12,099
      4/30/17               13,663                        12,527
      5/31/17               14,050                        12,938
      6/30/17               14,201                        12,980
      7/31/17               14,705                        13,437
      8/31/17               14,770                        13,550
      9/30/17               15,200                        13,922                Past performance is not predictive of
     10/31/17               15,361                        14,118                future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
           Average Annual          One         Five          Ten                would pay on fund distributions or the
           Total Return            Year        Years        Years               redemption of fund shares.
           -------------------------------------------------------------        MSCI data copyright MSCI 2017, all
                                  26.73%       12.38%       4.39%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
VA SHORT-TERM FIXED PORTFOLIO VS.
ICE BOFAML US 6-MONTH TREASURY BILL INDEX,
ICE BOFAML 1-YEAR US TREASURY NOTE INDEX
October 31, 2007-October 31, 2017

                                      [CHARTS]

                                       ICE BofAML              ICE BofAML
               VA Short-Term           US 6-Month              1-Year US
              Fixed Portfolio     Treasury Bill Index    Treasury Note Index
              ---------------     -------------------     ------------------
10/31/2007         $10,000               $10,000                 $10,000
11/30/2007         $10,028               $10,068                 $10,100
12/31/2007         $10,069               $10,097                 $10,122
1/31/2008          $10,109               $10,181                 $10,252
2/29/2008          $10,138               $10,209                 $10,305
3/31/2008          $10,138               $10,235                 $10,337
4/30/2008          $10,168               $10,247                 $10,317
5/31/2008          $10,188               $10,248                 $10,312
6/30/2008          $10,208               $10,261                 $10,318
7/31/2008          $10,238               $10,293                 $10,352
8/31/2008          $10,258               $10,315                 $10,381
9/30/2008          $10,228               $10,362                 $10,427
10/31/2008         $10,278               $10,404                 $10,487
11/30/2008         $10,367               $10,440                 $10,553
12/31/2008         $10,467               $10,458                 $10,602
1/31/2009          $10,477               $10,457                 $10,592
2/28/2009          $10,467               $10,459                 $10,575
3/31/2009          $10,508               $10,469                 $10,601
4/30/2009          $10,549               $10,483                 $10,622
5/31/2009          $10,580               $10,488                 $10,631
6/30/2009          $10,600               $10,490                 $10,636
7/31/2009          $10,611               $10,498                 $10,649
8/31/2009          $10,641               $10,505                 $10,663
9/30/2009          $10,651               $10,511                 $10,671
10/31/2009         $10,672               $10,514                 $10,682
11/30/2009         $10,692               $10,518                 $10,701
12/31/2009         $10,662               $10,519                 $10,687
1/31/2010          $10,694               $10,524                 $10,711
2/28/2010          $10,704               $10,525                 $10,716
3/31/2010          $10,694               $10,526                 $10,713
4/30/2010          $10,704               $10,529                 $10,719
5/31/2010          $10,704               $10,534                 $10,725
6/30/2010          $10,736               $10,537                 $10,741
7/31/2010          $10,756               $10,541                 $10,753
8/31/2010          $10,767               $10,545                 $10,763
9/30/2010          $10,777               $10,548                 $10,768
10/31/2010         $10,788               $10,553                 $10,775
11/30/2010         $10,777               $10,553                 $10,773
12/31/2010         $10,781               $10,557                 $10,775
1/31/2011          $10,791               $10,560                 $10,785
2/28/2011          $10,791               $10,561                 $10,788
3/31/2011          $10,791               $10,564                 $10,792
4/30/2011          $10,812               $10,569                 $10,803
5/31/2011          $10,823               $10,571                 $10,810
6/30/2011          $10,823               $10,574                 $10,813
7/31/2011          $10,834               $10,573                 $10,810
8/31/2011          $10,834               $10,581                 $10,829
9/30/2011          $10,834               $10,581                 $10,827
10/31/2011         $10,834               $10,583                 $10,831
11/30/2011         $10,823               $10,584                 $10,834
12/31/2011         $10,827               $10,585                 $10,837
1/31/2012          $10,859               $10,585                 $10,839
2/29/2012          $10,859               $10,585                 $10,837
3/31/2012          $10,870               $10,586                 $10,837
4/30/2012          $10,880               $10,588                 $10,842
5/31/2012          $10,880               $10,590                 $10,844
6/30/2012          $10,891               $10,591                 $10,841
7/31/2012          $10,902               $10,594                 $10,851
8/31/2012          $10,912               $10,596                 $10,853
9/30/2012          $10,912               $10,597                 $10,856
10/31/2012         $10,912               $10,598                 $10,855
11/30/2012         $10,923               $10,601                 $10,859
12/31/2012         $10,919               $10,603                 $10,863
1/31/2013          $10,929               $10,605                 $10,865
2/28/2013          $10,929               $10,605                 $10,867
3/31/2013          $10,929               $10,608                 $10,871
4/30/2013          $10,940               $10,611                 $10,876
5/31/2013          $10,940               $10,612                 $10,876
6/30/2013          $10,929               $10,613                 $10,875
7/31/2013          $10,940               $10,615                 $10,882
8/31/2013          $10,929               $10,617                 $10,883
9/30/2013          $10,951               $10,619                 $10,889
10/31/2013         $10,951               $10,619                 $10,889
11/30/2013         $10,951               $10,619                 $10,889
12/31/2013         $10,946               $10,622                 $10,890
1/31/2014          $10,957               $10,625                 $10,893
2/28/2014          $10,957               $10,626                 $10,895
3/31/2014          $10,957               $10,627                 $10,899
4/30/2014          $10,968               $10,628                 $10,904
5/31/2014          $10,968               $10,629                 $10,906
6/30/2014          $10,968               $10,629                 $10,907
7/31/2014          $10,968               $10,630                 $10,908
8/31/2014          $10,968               $10,632                 $10,914
9/30/2014          $10,968               $10,634                 $10,917
10/31/2014         $10,979               $10,633                 $10,919
11/30/2014         $10,979               $10,634                 $10,921
12/31/2014         $10,962               $10,635                 $10,910
1/31/2015          $10,995               $10,638                 $10,922
2/28/2015          $10,984               $10,640                 $10,919
3/31/2015          $10,995               $10,640                 $10,922
4/30/2015          $10,995               $10,644                 $10,929
5/31/2015          $10,995               $10,645                 $10,932
6/30/2015          $10,995               $10,647                 $10,933
7/31/2015          $10,995               $10,646                 $10,936
8/31/2015          $10,995               $10,647                 $10,935
9/30/2015          $11,005               $10,658                 $10,945
10/31/2015         $11,016               $10,654                 $10,943
11/30/2015         $11,005               $10,654                 $10,926
12/31/2015         $10,995               $10,658                 $10,927
1/31/2016          $11,017               $10,668                 $10,949
2/29/2016          $11,017               $10,671                 $10,951
3/31/2016          $11,039               $10,681                 $10,966
4/30/2016          $11,050               $10,688                 $10,977
5/31/2016          $11,050               $10,689                 $10,972
6/30/2016          $11,071               $10,702                 $10,998
7/31/2016          $11,082               $10,706                 $10,997
8/31/2016          $11,071               $10,707                 $10,997
9/30/2016          $11,082               $10,716                 $11,004
10/31/2016         $11,082               $10,723                 $11,009
11/30/2016         $11,071               $10,725                 $11,002
12/31/2016         $11,082               $10,730                 $11,009
1/31/2017          $11,093               $10,738                 $11,025
2/28/2017          $11,104               $10,744                 $11,032
3/31/2017          $11,115               $10,744                 $11,027
4/30/2017          $11,126               $10,752                 $11,036
5/31/2017          $11,137               $10,759                 $11,039
6/30/2017          $11,147               $10,769                 $11,042
7/31/2017          $11,158               $10,780                 $11,057
8/31/2017          $11,169               $10,795                 $11,068
9/30/2017          $11,180               $10,803                 $11,070        Past performance is not predictive of
10/31/2017         $11,180               $10,813                 $11,074        future performance.
                                                                                The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
           Average Annual         One          Five          Ten                would pay on fund distributions or the
           Total Return           Year         Years        Years               redemption of fund shares.
           -------------------------------------------------------------        ICE BofAML index data copyright 2017
                                  0.89%        0.49%        1.12%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA GLOBAL BOND PORTFOLIO VS.
CITI WORLD GOVERNMENT BOND INDEX, 1-5 YEARS,
CURRENCY-HEDGED IN USD TERMS
October 31, 2007-October 31, 2017

                              [CHARTS]

               VA Global Bond       Citigroup World Government Bond Index,
                 Portfolio          1-5 Years,Currency-Hedged in USD Terms
               -------------       --------------------------------------
10/31/2007         $10,000                           $10,000
11/30/2007         $10,037                           $10,109
12/31/2007         $10,087                           $10,138
1/31/2008          $10,143                           $10,289
2/29/2008          $10,199                           $10,357
3/31/2008          $10,218                           $10,354
4/30/2008          $10,134                           $10,286
5/31/2008          $10,097                           $10,227
6/30/2008          $10,134                           $10,228
7/31/2008          $10,190                           $10,303
8/31/2008          $10,256                           $10,367
9/30/2008          $10,190                           $10,434
10/31/2008         $10,256                           $10,586
11/30/2008         $10,405                           $10,699
12/31/2008         $10,537                           $10,806
1/31/2009          $10,527                           $10,811
2/28/2009          $10,517                           $10,833
3/31/2009          $10,546                           $10,889
4/30/2009          $10,595                           $10,891
5/31/2009          $10,663                           $10,895
6/30/2009          $10,721                           $10,913
7/31/2009          $10,827                           $10,953
8/31/2009          $10,933                           $10,991
9/30/2009          $11,011                           $11,025
10/31/2009         $11,069                           $11,036
11/30/2009         $11,204                           $11,095
12/31/2009         $11,044                           $11,054
1/31/2010          $11,185                           $11,096
2/28/2010          $11,256                           $11,142
3/31/2010          $11,246                           $11,138
4/30/2010          $11,326                           $11,143
5/31/2010          $11,397                           $11,215
6/30/2010          $11,497                           $11,244
7/31/2010          $11,649                           $11,285
8/31/2010          $11,790                           $11,338
9/30/2010          $11,830                           $11,330
10/31/2010         $11,911                           $11,341
11/30/2010         $11,800                           $11,286
12/31/2010         $11,655                           $11,273
1/31/2011          $11,677                           $11,265
2/28/2011          $11,666                           $11,255
3/31/2011          $11,677                           $11,248
4/30/2011          $11,828                           $11,281
5/31/2011          $11,959                           $11,336
6/30/2011          $11,959                           $11,342
7/31/2011          $12,143                           $11,382
8/31/2011          $12,230                           $11,481
9/30/2011          $12,208                           $11,485
10/31/2011         $12,241                           $11,469
11/30/2011         $12,089                           $11,446
12/31/2011         $12,181                           $11,534
1/31/2012          $12,317                           $11,583
2/29/2012          $12,340                           $11,603
3/31/2012          $12,374                           $11,593
4/30/2012          $12,420                           $11,617
5/31/2012          $12,499                           $11,627
6/30/2012          $12,499                           $11,639
7/31/2012          $12,659                           $11,678
8/31/2012          $12,693                           $11,708
9/30/2012          $12,716                           $11,729
10/31/2012         $12,727                           $11,736
11/30/2012         $12,773                           $11,766
12/31/2012         $12,772                           $11,776
1/31/2013          $12,702                           $11,766
2/28/2013          $12,796                           $11,793
3/31/2013          $12,819                           $11,805
4/30/2013          $12,878                           $11,843
5/31/2013          $12,772                           $11,803
6/30/2013          $12,620                           $11,767
7/31/2013          $12,690                           $11,799
8/31/2013          $12,620                           $11,782
9/30/2013          $12,725                           $11,823
10/31/2013         $12,807                           $11,862
11/30/2013         $12,831                           $11,880
12/31/2013         $12,728                           $11,849
1/31/2014          $12,859                           $11,900
2/28/2014          $12,883                           $11,916
3/31/2014          $12,823                           $11,914
4/30/2014          $12,883                           $11,935
5/31/2014          $12,990                           $11,970
6/30/2014          $12,967                           $11,983
7/31/2014          $12,931                           $11,985
8/31/2014          $13,014                           $12,019
9/30/2014          $12,967                           $12,017
10/31/2014         $13,050                           $12,046
11/30/2014         $13,146                           $12,076
12/31/2014         $13,095                           $12,074
1/31/2015          $13,315                           $12,141
2/28/2015          $13,217                           $12,123
3/31/2015          $13,278                           $12,149
4/30/2015          $13,290                           $12,146
5/31/2015          $13,290                           $12,154
6/30/2015          $13,217                           $12,135
7/31/2015          $13,266                           $12,167
8/31/2015          $13,254                           $12,165
9/30/2015          $13,364                           $12,205
10/31/2015         $13,364                           $12,209
11/30/2015         $13,339                           $12,205
12/31/2015         $13,297                           $12,195
1/31/2016          $13,447                           $12,286
2/29/2016          $13,484                           $12,321
3/31/2016          $13,609                           $12,334
4/30/2016          $13,634                           $12,335
5/31/2016          $13,609                           $12,340
6/30/2016          $13,771                           $12,422
7/31/2016          $13,809                           $12,426
8/31/2016          $13,759                           $12,412
9/30/2016          $13,771                           $12,436
10/31/2016         $13,721                           $12,411
11/30/2016         $13,522                           $12,352
12/31/2016         $13,527                           $12,377
1/31/2017          $13,578                           $12,380
2/28/2017          $13,629                           $12,410
3/31/2017          $13,642                           $12,413
4/30/2017          $13,718                           $12,448
5/31/2017          $13,782                           $12,475
6/30/2017          $13,757                           $12,457
7/31/2017          $13,820                           $12,488                  Past performance is not predictive of
8/31/2017          $13,884                           $12,530                  future performance.
9/30/2017          $13,833                           $12,509                  The returns shown do not reflect the
10/31/2017         $13,859                           $12,526                  deduction of taxes that a shareholder
           Average Annual         One         Five         Ten                would pay on fund distributions or the
           Total Return           Year        Years       Years               redemption of fund shares.
           -----------------------------------------------------------        Citi fixed income indices copyright 2017
                                  1.00%       1.72%       3.32%               by Citigroup.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VIT INFLATION PROTECTED SECURITIES PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS INDEX
MAY 29, 2015-OCTOBER 31, 2017

           VIT Inflation Protected
             Securities Portfolio     Barclays U.S. TIPS Index
           -----------------------    ------------------------
  5/29/2015         $10,000                    $10,000
  5/31/2015         $10,000                    $10,000
  6/30/2015          $9,860                     $9,903
  7/31/2015          $9,900                     $9,923
  8/31/2015          $9,790                     $9,847
  9/30/2015          $9,760                     $9,789
  10/31/2015         $9,770                     $9,814
  11/30/2015         $9,760                     $9,804
  12/31/2015         $9,644                     $9,727
  1/31/2016          $9,824                     $9,871
  2/29/2016          $9,945                     $9,981
  3/31/2016         $10,115                    $10,160
  4/30/2016         $10,145                    $10,195
  5/31/2016         $10,055                    $10,123
  6/30/2016         $10,286                    $10,334
  7/31/2016         $10,346                    $10,423
  8/31/2016         $10,286                    $10,377
  9/30/2016         $10,386                    $10,433
  10/31/2016        $10,336                    $10,392
  11/30/2016        $10,085                    $10,192
  12/31/2016        $10,076                    $10,182
  1/31/2017         $10,188                    $10,268
  2/28/2017         $10,229                    $10,316
  3/31/2017         $10,229                    $10,311
  4/30/2017         $10,300                    $10,372
  5/31/2017         $10,300                    $10,367
  6/30/2017         $10,188                    $10,269
  7/31/2017         $10,269                    $10,315
  8/31/2017         $10,381                    $10,424            Past performance is not predictive of
  9/30/2017         $10,280                    $10,358            future performance.
  10/31/2017        $10,310                    $10,380            The returns shown do not reflect the
                                                                  deduction of taxes that a shareholder
                                 ONE          SINCE               would pay on fund distributions or the
            TOTAL RETURN         YEAR       INCEPTION             redemption of fund shares.
            -----------------------------------------------       Bloomberg Barclays data provided by
                                -0.25%        1.27%               Bloomberg.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA VA GLOBAL MODERATE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS),
CITI WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
65% MSCI ACWI (NET DIV)/35%
CITI WORLD GOVT BOND INDEX 1-3 YR (HEDGED) INDEX
APRIL 8, 2013-OCTOBER 31, 2017

                                     [CHART]

                                                Citi World        65% MSCI ACWI
                                              Government Bond     (net div)/35%
            DFA VA Global  MSCI All Country  Index, 1-3 Years,   Citi World Govt
              Moderate       World Index      Currency-Hedged   Bond Index 1-3 yr
 End Date     Portfolio    (net dividends)     in USD Terms       (hedged) Index
  --------    ---------   ----------------  -----------------  -----------------
 4/8/2013       $10,000         $10,000           $10,000             $10,000
 4/30/2013      $10,150         $10,365           $10,012             $10,242
 5/31/2013      $10,200         $10,337           $10,001             $10,219
 6/30/2013      $10,020         $10,035           $9,990              $10,021
 7/31/2013      $10,410         $10,515           $10,008             $10,340
 8/31/2013      $10,210         $10,296           $10,004             $10,198
 9/30/2013      $10,620         $10,828           $10,023             $10,547
 10/31/2013     $10,910         $11,263           $10,042             $10,830
 11/30/2013     $11,050         $11,423           $10,054             $10,934
 12/31/2013     $11,195         $11,620           $10,046             $11,054
 1/31/2014      $10,931         $11,155           $10,067             $10,774
 2/28/2014      $11,307         $11,694           $10,074             $11,115
 3/31/2014      $11,368         $11,746           $10,074             $11,147
 4/30/2014      $11,398         $11,857           $10,083             $11,220
 5/31/2014      $11,550         $12,110           $10,098             $11,381
 6/30/2014      $11,743         $12,338           $10,104             $11,522
 7/31/2014      $11,550         $12,188           $10,106             $11,432
 8/31/2014      $11,784         $12,457           $10,121             $11,602
 9/30/2014      $11,449         $12,053           $10,121             $11,358
 10/31/2014     $11,550         $12,138           $10,135             $11,415
 11/30/2014     $11,642         $12,341           $10,148             $11,545
 12/31/2014     $11,544         $12,103           $10,143             $11,398
 1/31/2015      $11,389         $11,914           $10,176             $11,295
 2/28/2015      $11,824         $12,577           $10,170             $11,701
 3/31/2015      $11,741         $12,382           $10,184             $11,589
 4/30/2015      $11,907         $12,741           $10,187             $11,809
 5/31/2015      $11,938         $12,725           $10,194             $11,802
 6/30/2015      $11,783         $12,425           $10,192             $11,620
 7/31/2015      $11,741         $12,533           $10,202             $11,690
 8/31/2015      $11,264         $11,674           $10,201             $11,168
 9/30/2015      $11,016         $11,251           $10,220             $10,913
 10/31/2015     $11,524         $12,134           $10,222             $11,470
 11/30/2015     $11,534         $12,034           $10,215             $11,406
 12/31/2015     $11,309         $11,817           $10,214             $11,272
 1/31/2016      $10,888         $11,104           $10,256             $10,846
 2/29/2016      $10,888         $11,028           $10,270             $10,803
 3/31/2016      $11,488         $11,845           $10,279             $11,327
 4/30/2016      $11,604         $12,020           $10,286             $11,438
 5/31/2016      $11,635         $12,035           $10,287             $11,448
 6/30/2016      $11,635         $11,962           $10,328             $11,419
 7/31/2016      $11,983         $12,478           $10,328             $11,739
 8/31/2016      $12,025         $12,520           $10,324             $11,763
 9/30/2016      $12,078         $12,596           $10,340             $11,816
 10/31/2016     $11,920         $12,383           $10,335             $11,684
 11/30/2016     $12,172         $12,477           $10,318             $11,734
 12/31/2016     $12,334         $12,746           $10,335             $11,906
 1/31/2017      $12,561         $13,095           $10,342             $12,120
 2/28/2017      $12,776         $13,462           $10,357             $12,347
 3/31/2017      $12,819         $13,627           $10,360             $12,447
 4/30/2017      $12,938         $13,839           $10,376             $12,580        Past performance is not predictive of
 5/31/2017      $13,024         $14,145           $10,390             $12,766        future performance.
 6/30/2017      $13,132         $14,209           $10,384             $12,801        The returns shown do not reflect the
 7/31/2017      $13,347         $14,606           $10,405             $13,043        deduction of taxes that a shareholder
 8/31/2017      $13,347         $14,662           $10,426             $13,085        would pay on fund distributions or the
 9/30/2017      $13,563         $14,945           $10,420             $13,247        redemption of fund shares.
 10/31/2017     $13,767         $15,256           $10,431             $13,430        MSCI data copyright MSCI 2017, all
                                                                                     rights reserved.
                                                                                     Citi fixed income indices copyright 2017
                                        ONE              SINCE                       by Citigroup.
               TOTAL RETURN             YEAR           INCEPTION                     Data includes composite data from
               -----------------------------------------------------------           multiple sources; see data descriptions
                                       15.50%            7.26%                       for additional details.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
VA EQUITY ALLOCATION PORTFOLIO VS.
MSCI WORLD INDEX (NET DIVIDENDS)
July 10, 2017-October 31, 2017

                                            [CHART]

                  VA Equity Allocation Portfolio   MSCI World Index (net dividends)
                  ------------------------------   --------------------------------
     7/10/2017               $10,000                          $10,000
     7/31/2017                10,230                           10,233
     8/31/2017                10,220                           10,247                  Past performance is not predictive of
     9/30/2017                10,530                           10,477                  future performance.
    10/31/2017                10,720                           10,675                  The returns shown do not reflect the
                                                                                       deduction of taxes that a shareholder
                                                         Since                         would pay on fund distributions or the
                   Total Return                        Inception                       redemption of fund shares.
                   --------------------------------------------------------            MSCI data copyright MSCI 2017, all
                                                         7.20%                         rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

VA U.S. TARGETED VALUE PORTFOLIO

   The VA U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. Value is measured primarily by book-to-market ratio. The Portfolio also may consider profitability in the Portfolio's construction. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 1,300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 23.81% for the Portfolio and 24.81% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With mid-cap stocks underperforming smaller stocks for the year, the Portfolio's inclusion of mid-caps detracted from performance relative to the benchmark. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks generally underperformed higher relative price stocks for the period. The Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

VA U.S. LARGE VALUE PORTFOLIO

   The VA U.S. Large Value Portfolio is designed to capture the returns of U.S. large company low relative price (value) stocks. Value is measured primarily by book-to-market ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.05% for the Portfolio and 17.78% for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on smaller stocks within large-cap universe contributed positively to performance relative to the benchmark, as those stocks generally outperformed the benchmark. With the lowest relative price (deep value) stocks outperforming among value stocks, the Portfolio's greater emphasis on deep value stocks also benefited relative performance. Within the value portion of the market, stocks with higher profitability outperformed stocks with lower profitability and the Fund's greater emphasis on stocks with higher profitability contributed to relative performance. At the sector level, the Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------
                                                     LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                            LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

VA INTERNATIONAL VALUE PORTFOLIO

   The VA International Value Portfolio is designed to capture the returns of developed ex U.S. large company value stocks. Value is measured primarily by price-to-book ratio. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 440 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.32% for the Portfolio and 22.74% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Portfolio's emphasis on value stocks contributed positively to performance relative to the benchmark. The Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact on relative performance, as REITs and utilities underperformed the benchmark.

VA INTERNATIONAL SMALL PORTFOLIO

   The VA International Small Portfolio is designed to capture the returns of developed ex U.S. small company stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Relative price is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 3,200 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.73% for the Portfolio and 25.86% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. At the sector level, the Portfolio generally excludes real estate investment trusts (REITs). This exclusion contributed positively to the Portfolio's performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Portfolio's exclusion of companies with the lowest profitability and highest relative price also benefited relative performance, as those companies underperformed for the period. At the country level, the Portfolio's greater emphasis on micro-cap securities had a positive impact in Japan.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017

   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorter-term government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on 10-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......      0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).      1.83%            2.38%       0.55%

----------
Source: Bloomberg

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).      1.81%            2.24%        0.43%
Bloomberg Barclays US Credit Index Long (yield)......      4.24%            4.16%       -0.08%

----------
Source: Bloomberg

   There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

   Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

VA SHORT-TERM FIXED PORTFOLIO

   The VA Short-Term Fixed Portfolio is designed to achieve a stable real return in excess of the rate of inflation by investing in high-quality fixed income securities with a typical average maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies. Maturity targets are shifted based on the Advisor's expectations for term premia. The average maturity of the Portfolio increased to 350 days as of October 31, 2017, from 318 days as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 0.89% for the Portfolio, 0.84% for The ICE BofAML U.S. 6-Month Treasury Bill Index, and 0.58% for The ICE BofAML 1-Year U.S. Treasury Note Index, the Portfolio's benchmarks. As the yield curve remained upwardly sloped, the Portfolio's maturity structure remained extended. During the period, interest rates increased across the eligible maturity range as yields on the two-year U.S. Treasury note increased from approximately 0.73% to 0.84%. While two-year rates moved higher, negatively impacting returns, the Portfolio benefited from capital appreciation as bonds were held through the upwardly sloped term structure. The Portfolio's corporate bonds and floating rate notes contributed to returns as there was a positive credit premium during the period and the Portfolio's benchmarks held only government securities.

VA GLOBAL BOND PORTFOLIO

   The VA Global Bond Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities and high-quality corporate and global fixed income instruments with an average maturity of five years or less. The Portfolio hedges substantially all of the currency risk of its non-U.S. dollar-denominated securities. Eligible countries for the Portfolio to invest in include but are not limited to Australia, Canada, Denmark, certain European Economic and Monetary Union countries, Japan, New Zealand, Norway, Singapore, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses a variable maturity approach and uses current yields and identifies favorable maturity ranges for risk-adjusted expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on the Advisor's expectations for term premia. The average maturity of the Portfolio increased to 3.98 years as of October 31, 2017, from 3.65 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was 1.00% for the Portfolio and 0.92% for the Citi World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, the Portfolio's benchmark. The Portfolio had an average allocation during the period of approximately 94% of assets in U.S. dollar-denominated securities and the majority of the remainder invested in currency-hedged Euro- and Swedish krona-denominated bonds. The Portfolio's greater exposure than the benchmark to U.S. dollar-denominated corporate bonds contributed to relative performance as these bonds outperformed, while the lack of exposure to lower credit quality government securities in countries such Italy and Spain, which are included in the benchmark, detracted from relative performance, as these securities outperformed.

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

   The VIT Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing generally in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The average maturity of the Portfolio decreased to 8.28 years as of October 31, 2017, from
8.42 years as of October 31, 2016.

   For the 12 months ended October 31, 2017, the total return was -0.25% for the Portfolio and -0.11% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio's benchmark. The Portfolio's underperformance was primarily due to the Portfolio's emphasis on the intermediate segment of the real yield curve during a period when the intermediate segment underperformed the combination of the long and short ends of the real yield curve.

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

   The DFA VA Global Moderate Allocation Portfolio seeks capital appreciation and current income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. Under normal market circumstances, the Portfolio seeks to achieve its investment objective through a moderate allocation to both global equity and global fixed income securities by allocating approximately 50% to 70% of its assets to domestic and international equity underlying funds and 30% to 50% of its assets to fixed income underlying funds. As of the date of this report, the Portfolio's investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, VA U.S. Large Value Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio's investments in international equity funds included the International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, and VA International Value Portfolio (collectively, the "Equity Underlying Funds"); and the Portfolio's investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, VA Global Bond Portfolio, and VA Short-Term Fixed Portfolio ("Fixed Income Underlying Funds," and, collectively with the Equity Underlying Funds, the "Equity and Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Equity and Fixed Income Underlying Funds collectively held more than 12,000 equity securities in 44 countries and approximately 600 fixed income securities in 18 countries, excluding supranationals.

   For the 12 months ended October 31, 2017, total returns were 15.50% for the Portfolio and 14.95% for the Portfolio's composite benchmark, a hypothetical composite index composed of 65% MSCI All Country World Index (net dividends) and 35% Citi World Government Bond Index 1-3 Years (hedged to USD), the Portfolio's primary benchmarks. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities. The Portfolio's equity and fixed income components each outperformed the relevant component of the composite benchmark and contributed to the Portfolio's outperformance relative to the composite benchmark.

   With U.S. and developed ex U.S. small-caps generally outperforming large for the period, the Equity Underlying Funds' inclusion of and emphasis on small-cap stocks contributed positively to performance relative to the equity benchmark (which is mostly composed of large- and mid-cap stocks).

   During the period ended October 31, 2017, interest rates generally increased, while term spreads remained positive for the period and credit spreads narrowed. The Fixed Income Underlying Funds' greater exposure to credit relative to the benchmark was the primary driver of outperformance during a period in which credit premia were positive. This was partly offset by the Fixed Income Underlying Funds' longer duration in a period of rising interest rates, which detracted from relative returns.

VA EQUITY ALLOCATION PORTFOLIO

   The VA Equity Allocation Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional that invest in domestic and international equity securities. As of the date of this report, the Portfolio's investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Large Company Portfolio, the VA U.S. Large Value Portfolio, the VA U.S. Targeted Value Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio's investments in the international equity funds included the International Core Equity Portfolio, the VA International Small Portfolio, the VA International Value Portfolio, and the Emerging Markets Core Equity Portfolio (collectively, the "Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Underlying Funds collectively held more than 13,000 equity securities in 44 countries.

   From its inception on July 10, 2017 through October 31, 2017, total returns were 7.20% for the Portfolio and 6.75% for the MSCI World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, the Portfolio's performance for the period since inception was determined principally by broad trends in global equity markets rather than by the behavior of a limited group of stocks. With U.S. and developed ex U.S. small-caps generally outperforming larger names for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks contributed positively to the Portfolio's performance relative to the benchmark (which is mostly composed of large- and mid-cap stocks). Conversely, with low relative price (value) stocks underperforming high relative price (growth) stocks across global markets, the Underlying Funds' greater emphasis on value stocks detracted from relative performance.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                           SIX MONTHS ENDED OCTOBER 31, 2017
   EXPENSE TABLES
                                     BEGINNING  ENDING              EXPENSES
                                      ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                       VALUE    VALUE     EXPENSE    DURING
                                     05/01/17  10/31/17    RATIO*   PERIOD*
                                     --------- --------- ---------- --------
   VA U.S. TARGETED VALUE PORTFOLIO
   --------------------------------
   Actual Fund Return                $1,000.00 $1,060.20    0.37%    $1.92
   Hypothetical 5% Annual Return     $1,000.00 $1,023.34    0.37%    $1.89

   VA U.S. LARGE VALUE PORTFOLIO
   -----------------------------
   Actual Fund Return                $1,000.00 $1,077.40    0.27%    $1.41
   Hypothetical 5% Annual Return     $1,000.00 $1,023.84    0.27%    $1.38

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                 BEGINNING  ENDING              EXPENSES
                                                  ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                   VALUE    VALUE     EXPENSE    DURING
                                                 05/01/17  10/31/17    RATIO*   PERIOD*
                                                 --------- --------- ---------- --------
VA INTERNATIONAL VALUE PORTFOLIO
--------------------------------
Actual Fund Return                               $1,000.00 $1,131.80    0.43%    $2.31
Hypothetical 5% Annual Return                    $1,000.00 $1,023.04    0.43%    $2.19

VA INTERNATIONAL SMALL PORTFOLIO
--------------------------------
Actual Fund Return                               $1,000.00 $1,124.20    0.57%    $3.05
Hypothetical 5% Annual Return                    $1,000.00 $1,022.33    0.57%    $2.91

VA SHORT-TERM FIXED PORTFOLIO
-----------------------------
Actual Fund Return                               $1,000.00 $1,004.90    0.27%    $1.36
Hypothetical 5% Annual Return                    $1,000.00 $1,023.84    0.27%    $1.38

VA GLOBAL BOND PORTFOLIO
------------------------
Actual Fund Return                               $1,000.00 $1,010.20    0.24%    $1.22
Hypothetical 5% Annual Return                    $1,000.00 $1,024.00    0.24%    $1.22

VIT INFLATION -- PROTECTED SECURITIES PORTFOLIO
-----------------------------------------------
Actual Fund Return                               $1,000.00 $1,001.00    0.12%    $0.61
Hypothetical 5% Annual Return                    $1,000.00 $1,024.60    0.12%    $0.61

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO**
---------------------------------------------
Actual Fund Return                               $1,000.00 $1,064.10    0.40%    $2.08
Hypothetical 5% Annual Return                    $1,000.00 $1,023.19    0.40%    $2.04

VA EQUITY ALLOCATION PORTFOLIO (1)
----------------------------------
Actual Fund Return                               $1,000.00 $1,072.00    0.40%    $1.27
Hypothetical 5% Annual Return                    $1,000.00 $1,014.12    0.40%    $1.24

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

** The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(1)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies). VA Equity Allocation Portfolio commenced operations on July 10, 2017. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (112), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 184 day period for the period ended October 31, 2017, to allow for comparability. The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUND OF FUNDS

                                                AFFILIATED INVESTMENT COMPANY
                                                -----------------------------
   DFA VA Global Moderate Allocation Portfolio.             100.0%
   VA Equity Allocation Portfolio..............             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

         VA U.S. TARGETED VALUE PORTFOLIO
Consumer Discretionary.......................  15.5%
Consumer Staples.............................   2.7%
Energy.......................................   9.4%
Financials...................................  25.6%
Health Care..................................   6.1%
Industrials..................................  20.6%
Information Technology.......................  12.3%
Materials....................................   5.8%
Real Estate..................................   0.7%
Telecommunication Services...................   0.6%
Utilities....................................   0.7%
                                              -----
                                              100.0%

           VA U.S. LARGE VALUE PORTFOLIO
Consumer Discretionary.......................  13.5%
Consumer Staples.............................   6.3%
Energy.......................................  11.7%
Financials...................................  24.8%
Health Care..................................  12.0%
Industrials..................................   8.4%
Information Technology.......................  15.0%
Materials....................................   3.7%
Real Estate..................................   0.1%
Telecommunication Services...................   4.1%
Utilities....................................   0.4%
                                              -----
                                              100.0%

         VA INTERNATIONAL VALUE PORTFOLIO
Consumer Discretionary.......................  16.3%
Consumer Staples.............................   1.9%
Energy.......................................  15.3%
Financials...................................  31.2%
Health Care..................................   2.3%
Industrials..................................   8.2%
Information Technology.......................   2.6%
Materials....................................  14.5%
Real Estate..................................   2.3%
Telecommunication Services...................   3.4%
Utilities....................................   2.0%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

         VA INTERNATIONAL SMALL PORTFOLIO
Consumer Discretionary.......................  17.0%
Consumer Staples.............................   6.4%
Energy.......................................   4.6%
Financials...................................  11.4%
Health Care..................................   4.9%
Industrials..................................  24.7%
Information Technology.......................  11.3%
Materials....................................  11.6%
Real Estate..................................   4.1%
Telecommunication Services...................   1.5%
Utilities....................................   2.5%
                                              -----
                                              100.0%

FIXED INCOME PORTFOLIOS

           VA SHORT-TERM FIXED PORTFOLIO
Corporate....................................  19.6%
Government...................................   8.1%
Foreign Corporate............................  30.4%
Foreign Government...........................  34.3%
Supranational................................   7.6%
                                              -----
                                              100.0%

             VA GLOBAL BOND PORTFOLIO
Corporate....................................  27.7%
Foreign Corporate............................  30.3%
Foreign Government...........................  38.0%
Supranational................................   4.0%
                                              -----
                                              100.0%

  VIT INFLATION -- PROTECTED SECURITIES PORTFOLIO
Government................................... 100.0%
                                              -----
                                              100.0%

                       VA U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                  PERCENTAGE
                                            SHARES    VALUE+    OF NET ASSETS**
                                            ------    ------    ---------------
 COMMON STOCKS -- (89.9%)
 Consumer Discretionary -- (13.9%)
 #*  AutoNation, Inc.......................  22,896 $ 1,085,270            0.3%
 #   CalAtlantic Group, Inc................  26,414   1,303,267            0.4%
 #   International Game Technology P.L.C...  50,779   1,193,306            0.4%
 #   Kohl's Corp...........................  40,712   1,700,133            0.5%
 #   Macy's, Inc...........................  68,998   1,294,402            0.4%
     PulteGroup, Inc.......................  57,753   1,745,873            0.5%
     Toll Brothers, Inc....................  43,252   1,991,322            0.6%
     Other Securities......................          40,230,561           12.4%
                                                    -----------           -----
 Total Consumer Discretionary..............          50,544,134           15.5%
                                                    -----------           -----
 Consumer Staples -- (2.4%)
 #   Sanderson Farms, Inc..................   7,420   1,109,809            0.4%
     Other Securities......................           7,683,309            2.3%
                                                    -----------           -----
 Total Consumer Staples....................           8,793,118            2.7%
                                                    -----------           -----
 Energy -- (8.4%)
 #*  Antero Resources Corp.................  72,874   1,413,756            0.4%
 #   Helmerich & Payne, Inc................  22,988   1,248,478            0.4%
     HollyFrontier Corp....................  49,208   1,818,236            0.6%
 #   Murphy Oil Corp.......................  44,623   1,193,665            0.4%
 *   Rice Energy, Inc......................  65,259   1,850,093            0.6%
 *   RSP Permian, Inc......................  38,674   1,330,772            0.4%
     Other Securities......................          21,768,463            6.6%
                                                    -----------           -----
 Total Energy..............................          30,623,463            9.4%
                                                    -----------           -----
 Financials -- (23.0%)
     Associated Banc-Corp..................  41,724   1,055,617            0.3%
     Assurant, Inc.........................  14,654   1,474,925            0.5%
     Assured Guaranty, Ltd.................  30,658   1,137,412            0.4%
     Axis Capital Holdings, Ltd............  20,422   1,110,753            0.3%
 #   CIT Group, Inc........................  21,836   1,017,994            0.3%
     Hanover Insurance Group, Inc. (The)...  10,453   1,028,366            0.3%
 #   Investors Bancorp, Inc................  75,714   1,041,067            0.3%
     New York Community Bancorp, Inc....... 100,738   1,265,269            0.4%
     Old Republic International Corp.......  58,070   1,178,240            0.4%
     PacWest Bancorp.......................  27,612   1,334,204            0.4%
 #   People's United Financial, Inc........  81,193   1,515,061            0.5%
     Pinnacle Financial Partners, Inc......  16,484   1,091,241            0.3%
     Prosperity Bancshares, Inc............  15,628   1,028,010            0.3%
     RenaissanceRe Holdings, Ltd...........   9,693   1,341,123            0.4%
 *   Santander Consumer USA Holdings, Inc..  62,361   1,037,687            0.3%
     Umpqua Holdings Corp..................  54,549   1,116,073            0.3%
     Other Securities......................          64,809,109           19.9%
                                                    -----------           -----
 Total Financials..........................          83,582,151           25.6%
                                                    -----------           -----
 Health Care -- (5.5%)
 *   Envision Healthcare Corp..............  25,423   1,083,020            0.3%
     Other Securities......................          18,695,737            5.8%
                                                    -----------           -----
 Total Health Care.........................          19,778,757            6.1%
                                                    -----------           -----
 Industrials -- (18.5%)
 *   AECOM.................................  59,965   2,102,373            0.6%
     Air Lease Corp........................  42,726   1,856,445            0.6%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                      SHARES      VALUE+    OF NET ASSETS**
                                                                      ------      ------    ---------------
Industrials -- (Continued)
      AMERCO........................................................     3,997 $  1,569,382            0.5%
*     Colfax Corp...................................................    33,031    1,377,723            0.4%
*     Genesee & Wyoming, Inc. Class A...............................    15,696    1,126,659            0.3%
      Jacobs Engineering Group, Inc.................................    32,915    1,915,982            0.6%
*     JetBlue Airways Corp..........................................    84,042    1,609,404            0.5%
*     Kirby Corp....................................................    14,913    1,056,586            0.3%
      Owens Corning.................................................    19,593    1,620,145            0.5%
*     Quanta Services, Inc..........................................    38,352    1,447,021            0.4%
      Trinity Industries, Inc.......................................    46,408    1,509,188            0.5%
#*    XPO Logistics, Inc............................................    22,429    1,555,451            0.5%
      Other Securities..............................................             48,482,525           14.9%
                                                                               ------------          ------
Total Industrials...................................................             67,228,884           20.6%
                                                                               ------------          ------
Information Technology -- (11.0%)
*     ARRIS International P.L.C.....................................    36,298    1,034,493            0.3%
*     Arrow Electronics, Inc........................................    32,324    2,701,963            0.8%
      Avnet, Inc....................................................    44,699    1,779,020            0.6%
      Jabil, Inc....................................................    41,431    1,171,669            0.4%
      Other Securities..............................................             33,335,771           10.1%
                                                                               ------------          ------
Total Information Technology........................................             40,022,916           12.2%
                                                                               ------------          ------
Materials -- (5.2%)
      Mosaic Co. (The)..............................................    68,840    1,537,886            0.5%
      Reliance Steel & Aluminum Co..................................    21,094    1,620,863            0.5%
      Other Securities..............................................             15,761,661            4.8%
                                                                               ------------          ------
Total Materials.....................................................             18,920,410            5.8%
                                                                               ------------          ------
Real Estate -- (0.7%)
      Other Securities..............................................              2,454,014            0.7%
                                                                               ------------          ------
Telecommunication Services -- (0.6%)
      Other Securities..............................................              2,124,157            0.6%
                                                                               ------------          ------
Utilities -- (0.7%)
*     Calpine Corp..................................................    80,250    1,198,935            0.4%
      Other Securities..............................................              1,119,685            0.3%
                                                                               ------------          ------
Total Utilities.....................................................              2,318,620            0.7%
                                                                               ------------          ------
TOTAL COMMON STOCKS.................................................            326,390,624           99.9%
                                                                               ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities..............................................                  1,182            0.0%
                                                                               ------------          ------
TOTAL INVESTMENT SECURITIES.........................................            326,391,806
                                                                               ------------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%.......................................................   545,646      545,646            0.2%
                                                                               ------------          ------

SECURITIES LENDING COLLATERAL -- (9.9%)
(S)@  DFA Short Term Investment Fund................................ 3,109,518   35,980,238           11.0%
                                                                               ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $316,289,041).............................................             $362,917,690          111.1%
                                                                               ============          ======

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $ 50,544,134          --   --    $ 50,544,134
    Consumer Staples............    8,793,118          --   --       8,793,118
    Energy......................   30,623,463          --   --      30,623,463
    Financials..................   83,582,151          --   --      83,582,151
    Health Care.................   19,778,757          --   --      19,778,757
    Industrials.................   67,228,884          --   --      67,228,884
    Information Technology......   40,022,916          --   --      40,022,916
    Materials...................   18,920,410          --   --      18,920,410
    Real Estate.................    2,454,014          --   --       2,454,014
    Telecommunication Services..    2,124,157          --   --       2,124,157
    Utilities...................    2,318,620          --   --       2,318,620
  RIGHTS/WARRANTS...............           -- $     1,182   --           1,182
  Temporary Cash Investments....      545,646          --   --         545,646
  Securities Lending Collateral.           --  35,980,238   --      35,980,238
                                 ------------ -----------   --    ------------
  TOTAL......................... $326,936,270 $35,981,420   --    $362,917,690
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                         PERCENTAGE
                                                   SHARES    VALUE+    OF NET ASSETS**
                                                   ------    ------    ---------------
COMMON STOCKS -- (98.6%)
Consumer Discretionary -- (13.4%)
*   Charter Communications, Inc. Class A..........  13,652 $ 4,562,089            1.2%
    Comcast Corp. Class A......................... 260,358   9,380,699            2.5%
    DR Horton, Inc................................  43,747   1,934,055            0.5%
    Ford Motor Co................................. 230,420   2,827,253            0.8%
    General Motors Co.............................  86,268   3,707,799            1.0%
    Royal Caribbean Cruises, Ltd..................  18,430   2,281,081            0.6%
    Time Warner, Inc..............................  47,918   4,709,860            1.3%
    Other Securities..............................          21,228,259            5.6%
                                                           -----------           -----
Total Consumer Discretionary......................          50,631,095           13.5%
                                                           -----------           -----
Consumer Staples -- (6.2%)
    CVS Health Corp...............................  62,948   4,313,826            1.1%
    Mondelez International, Inc. Class A..........  45,494   1,884,816            0.5%
    Wal-Mart Stores, Inc..........................  76,563   6,684,716            1.8%
    Walgreens Boots Alliance, Inc.................  35,133   2,328,264            0.6%
    Other Securities..............................           8,490,819            2.3%
                                                           -----------           -----
Total Consumer Staples............................          23,702,441            6.3%
                                                           -----------           -----
Energy -- (11.5%)
    Chevron Corp..................................  61,850   7,167,796            1.9%
    ConocoPhillips................................  41,685   2,132,188            0.6%
    Exxon Mobil Corp.............................. 177,094  14,760,785            4.0%
    Marathon Petroleum Corp.......................  30,658   1,831,509            0.5%
    Occidental Petroleum Corp.....................  31,081   2,006,900            0.5%
    Valero Energy Corp............................  31,170   2,459,001            0.7%
    Other Securities..............................          13,316,136            3.5%
                                                           -----------           -----
Total Energy......................................          43,674,315           11.7%
                                                           -----------           -----
Financials -- (24.5%)
    American International Group, Inc.............  28,509   1,841,966            0.5%
    Bank of America Corp.......................... 233,649   6,399,646            1.7%
    Bank of New York Mellon Corp. (The)...........  60,809   3,128,623            0.8%
    Capital One Financial Corp....................  30,384   2,800,797            0.8%
    Citigroup, Inc................................  93,355   6,861,592            1.8%
    Goldman Sachs Group, Inc. (The)...............  15,622   3,788,023            1.0%
    Hartford Financial Services Group, Inc. (The).  34,909   1,921,740            0.5%
    JPMorgan Chase & Co........................... 150,826  15,174,604            4.1%
    Morgan Stanley................................  76,875   3,843,750            1.0%
    PNC Financial Services Group, Inc. (The)......  19,407   2,654,684            0.7%
    Travelers Cos., Inc. (The)....................  16,747   2,218,140            0.6%
    Wells Fargo & Co.............................. 209,313  11,750,832            3.1%
    Other Securities..............................          30,462,917            8.2%
                                                           -----------           -----
Total Financials..................................          92,847,314           24.8%
                                                           -----------           -----
Health Care -- (11.8%)
    Abbott Laboratories...........................  64,289   3,486,392            0.9%
    Aetna, Inc....................................  21,525   3,659,896            1.0%
    Anthem, Inc...................................  17,136   3,585,023            1.0%
    Danaher Corp..................................  27,189   2,508,729            0.7%
*   Express Scripts Holding Co....................  37,088   2,273,123            0.6%
    Humana, Inc...................................   8,868   2,264,444            0.6%
    Medtronic P.L.C...............................  59,231   4,769,280            1.3%
    Pfizer, Inc................................... 201,581   7,067,430            1.9%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                     SHARES     VALUE+    OF NET ASSETS**
                                                                     ------     ------    ---------------
Health Care -- (Continued)
      Thermo Fisher Scientific, Inc.................................  11,061 $  2,143,954            0.6%
      Other Securities..............................................           13,047,695            3.4%
                                                                             ------------          ------
Total Health Care...................................................           44,805,966           12.0%
                                                                             ------------          ------
Industrials -- (8.3%)
      Delta Air Lines, Inc..........................................  42,197    2,111,116            0.6%
      Eaton Corp. P.L.C.............................................  26,186    2,095,404            0.6%
      Norfolk Southern Corp.........................................  17,791    2,338,093            0.6%
      Stanley Black & Decker, Inc...................................  14,134    2,283,348            0.6%
      Other Securities..............................................           22,671,333            6.0%
                                                                             ------------          ------
Total Industrials...................................................           31,499,294            8.4%
                                                                             ------------          ------
Information Technology -- (14.8%)
      Cisco Systems, Inc............................................ 307,974   10,517,312            2.8%
      HP, Inc....................................................... 106,724    2,299,902            0.6%
      Intel Corp.................................................... 314,314   14,298,144            3.8%
      Lam Research Corp.............................................  13,623    2,841,349            0.8%
*     Micron Technology, Inc........................................  71,442    3,165,595            0.9%
      QUALCOMM, Inc.................................................  71,958    3,670,578            1.0%
      Other Securities..............................................           19,191,237            5.1%
                                                                             ------------          ------
Total Information Technology........................................           55,984,117           15.0%
                                                                             ------------          ------
Materials -- (3.7%)
      Nucor Corp....................................................  33,193    1,919,551            0.5%
      Other Securities..............................................           11,970,203            3.2%
                                                                             ------------          ------
Total Materials.....................................................           13,889,754            3.7%
                                                                             ------------          ------
Real Estate -- (0.1%)
      Other Securities..............................................              478,936            0.1%
                                                                             ------------          ------
Telecommunication Services -- (4.0%)
      AT&T, Inc..................................................... 366,304   12,326,130            3.3%
      Other Securities..............................................            2,795,622            0.7%
                                                                             ------------          ------
Total Telecommunication Services....................................           15,121,752            4.0%
                                                                             ------------          ------
Utilities -- (0.3%)
      Other Securities..............................................            1,277,954            0.3%
                                                                             ------------          ------
TOTAL COMMON STOCKS.................................................          373,912,938           99.8%
                                                                             ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%....................................................... 697,458      697,458            0.2%
                                                                             ------------          ------

SECURITIES LENDING COLLATERAL -- (1.2%)
(S)@  DFA Short Term Investment Fund................................ 389,094    4,502,203            1.2%
                                                                             ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $279,648,290).............................................           $379,112,599          101.2%
                                                                             ============          ======

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------
                                 LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                               ------------ ---------- ------- ------------
Common Stocks
  Consumer Discretionary...... $ 50,631,095         --   --    $ 50,631,095
  Consumer Staples............   23,702,441         --   --      23,702,441
  Energy......................   43,674,315         --   --      43,674,315
  Financials..................   92,847,314         --   --      92,847,314
  Health Care.................   44,805,966         --   --      44,805,966
  Industrials.................   31,499,294         --   --      31,499,294
  Information Technology......   55,984,117         --   --      55,984,117
  Materials...................   13,889,754         --   --      13,889,754
  Real Estate.................      478,936         --   --         478,936
  Telecommunication Services..   15,121,752         --   --      15,121,752
  Utilities...................    1,277,954         --   --       1,277,954
Temporary Cash Investments....      697,458         --   --         697,458
Securities Lending Collateral.           -- $4,502,203   --       4,502,203
                               ------------ ----------   --    ------------
TOTAL......................... $374,610,396 $4,502,203   --    $379,112,599
                               ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                         PERCENTAGE
                                                   SHARES    VALUE++   OF NET ASSETS**
                                                   ------    -------   ---------------
COMMON STOCKS -- (94.8%)
AUSTRALIA -- (5.6%)
#   Australia & New Zealand Banking Group, Ltd.... 123,085 $ 2,824,622            1.1%
    BHP Billiton, Ltd............................. 167,909   3,457,044            1.4%
    Woodside Petroleum, Ltd.......................  52,384   1,234,849            0.5%
    Other Securities..............................           7,026,173            2.8%
                                                           -----------            ----
TOTAL AUSTRALIA...................................          14,542,688            5.8%
                                                           -----------            ----

AUSTRIA -- (0.1%)
    Other Securities..............................             279,222            0.1%
                                                           -----------            ----

BELGIUM -- (1.2%)
    Other Securities..............................           3,036,079            1.2%
                                                           -----------            ----

CANADA -- (7.7%)
    Bank of Montreal..............................  35,612   2,728,235            1.1%
    Manulife Financial Corp.......................  69,281   1,392,548            0.6%
    Suncor Energy, Inc. (867224107)...............  34,074   1,157,153            0.5%
    Suncor Energy, Inc. (B3NB1P2).................  55,331   1,878,534            0.7%
    Other Securities..............................          13,015,948            5.1%
                                                           -----------            ----
TOTAL CANADA......................................          20,172,418            8.0%
                                                           -----------            ----

DENMARK -- (1.5%)
    Other Securities..............................           3,998,672            1.6%
                                                           -----------            ----

FINLAND -- (0.9%)
    Other Securities..............................           2,395,630            1.0%
                                                           -----------            ----

FRANCE -- (9.1%)
    AXA SA........................................  49,735   1,501,420            0.6%
    BNP Paribas SA................................  46,478   3,627,581            1.4%
#   Engie SA...................................... 100,100   1,691,895            0.7%
    Orange SA..................................... 107,079   1,759,059            0.7%
    Peugeot SA....................................  57,023   1,352,902            0.5%
    Renault SA....................................  18,549   1,839,378            0.7%
    Societe Generale SA...........................  32,125   1,787,900            0.7%
    Total SA...................................... 122,835   6,846,589            2.7%
    Other Securities..............................           3,368,558            1.4%
                                                           -----------            ----
TOTAL FRANCE......................................          23,775,282            9.4%
                                                           -----------            ----

GERMANY -- (7.7%)
    Allianz SE....................................   6,749   1,575,613            0.6%
    Bayerische Motoren Werke AG...................  21,739   2,229,557            0.9%
    Daimler AG....................................  60,765   5,073,036            2.0%
    Muenchener Rueckversicherungs-Gesellschaft AG.   5,389   1,209,842            0.5%
*   RWE AG........................................  42,734   1,074,498            0.4%
    Other Securities..............................           8,775,500            3.5%
                                                           -----------            ----
TOTAL GERMANY.....................................          19,938,046            7.9%
                                                           -----------            ----

HONG KONG -- (2.6%)
    CK Hutchison Holdings, Ltd.................... 143,512   1,822,847            0.7%
    Other Securities..............................           4,952,874            2.0%
                                                           -----------            ----
TOTAL HONG KONG...................................           6,775,721            2.7%
                                                           -----------            ----

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                            ------    -------   ---------------
 IRELAND -- (0.4%)
     Other Securities......................         $   921,025            0.4%
                                                    -----------           -----

 ISRAEL -- (0.3%)
     Other Securities......................             717,120            0.3%
                                                    -----------           -----

 ITALY -- (2.1%)
     Fiat Chrysler Automobiles NV.......... 113,627   1,964,756            0.8%
 *   UniCredit SpA.........................  97,112   1,855,868            0.7%
     Other Securities......................           1,748,159            0.7%
                                                    -----------           -----
 TOTAL ITALY...............................           5,568,783            2.2%
                                                    -----------           -----

 JAPAN -- (21.6%)
     Hitachi, Ltd.......................... 203,000   1,616,559            0.6%
     Honda Motor Co., Ltd..................  83,500   2,616,644            1.0%
     Mitsubishi UFJ Financial Group, Inc... 397,400   2,695,621            1.1%
     Nissan Motor Co., Ltd................. 112,700   1,096,050            0.4%
     Sumitomo Mitsui Financial Group, Inc..  51,500   2,063,230            0.8%
     Toyota Motor Corp..................... 105,370   6,535,685            2.6%
     Other Securities......................          39,657,255           15.8%
                                                    -----------           -----
 TOTAL JAPAN...............................          56,281,044           22.3%
                                                    -----------           -----

 NETHERLANDS -- (2.9%)
     ING Groep NV.......................... 105,622   1,951,838            0.8%
     Other Securities......................           5,484,274            2.2%
                                                    -----------           -----
 TOTAL NETHERLANDS.........................           7,436,112            3.0%
                                                    -----------           -----

 NEW ZEALAND -- (0.1%)
     Other Securities......................             347,422            0.1%
                                                    -----------           -----

 NORWAY -- (0.8%)
     Other Securities......................           2,173,930            0.9%
                                                    -----------           -----

 PORTUGAL -- (0.0%)
     Other Securities......................              64,454            0.0%
                                                    -----------           -----

 SINGAPORE -- (0.9%)
     Other Securities......................           2,333,483            0.9%
                                                    -----------           -----

 SPAIN -- (2.9%)
     Banco Santander SA.................... 574,879   3,897,281            1.5%
     Repsol SA............................. 118,050   2,212,185            0.9%
     Other Securities......................           1,540,999            0.6%
                                                    -----------           -----
 TOTAL SPAIN...............................           7,650,465            3.0%
                                                    -----------           -----

 SWEDEN -- (2.8%)
     Nordea Bank AB........................ 167,882   2,028,805            0.8%
     Other Securities......................           5,141,660            2.0%
                                                    -----------           -----
 TOTAL SWEDEN..............................           7,170,465            2.8%
                                                    -----------           -----

 SWITZERLAND -- (7.4%)
     Adecco Group AG.......................  13,828   1,097,076            0.4%
     Cie Financiere Richemont SA...........  24,867   2,292,396            0.9%
     Novartis AG...........................  20,736   1,710,289            0.7%
     Novartis AG Sponsored ADR.............  17,251   1,424,588            0.6%
     Swiss Re AG...........................  13,991   1,316,697            0.5%
     Zurich Insurance Group AG.............   8,427   2,571,626            1.0%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                        SHARES     VALUE++    OF NET ASSETS**
                                                        ------     -------    ---------------
SWITZERLAND -- (Continued)
      Other Securities................................           $  8,773,286            3.5%
                                                                 ------------          ------
TOTAL SWITZERLAND.....................................             19,185,958            7.6%
                                                                 ------------          ------

UNITED KINGDOM -- (16.2%)
      Anglo American P.L.C............................   116,552    2,198,522            0.9%
      BP P.L.C. Sponsored ADR.........................   161,971    6,587,356            2.6%
      Glencore P.L.C..................................   439,685    2,120,688            0.8%
      HSBC Holdings P.L.C. Sponsored ADR..............   125,644    6,127,658            2.4%
      Lloyds Banking Group P.L.C...................... 1,959,721    1,776,351            0.7%
#     Lloyds Banking Group P.L.C. ADR.................   374,716    1,382,702            0.5%
      Royal Dutch Shell P.L.C. Sponsored ADR, Class A.   101,150    6,375,484            2.5%
#     Royal Dutch Shell P.L.C. Sponsored ADR, Class B.    67,602    4,418,467            1.8%
*     Standard Chartered P.L.C........................   124,368    1,238,689            0.5%
      Vodafone Group P.L.C............................ 1,510,348    4,320,106            1.7%
      Other Securities................................              5,651,432            2.3%
                                                                 ------------          ------
TOTAL UNITED KINGDOM..................................             42,197,455           16.7%
                                                                 ------------          ------
TOTAL COMMON STOCKS...................................            246,961,474           97.9%
                                                                 ------------          ------

PREFERRED STOCKS -- (1.1%)
GERMANY -- (1.1%)
      Volkswagen AG...................................    12,186    2,231,295            0.9%
      Other Securities................................                691,406            0.3%
                                                                 ------------          ------
TOTAL GERMANY.........................................              2,922,701            1.2%
                                                                 ------------          ------
TOTAL PREFERRED STOCKS................................              2,922,701            1.2%
                                                                 ------------          ------

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities................................                 30,231            0.0%
                                                                 ------------          ------
TOTAL INVESTMENT SECURITIES...........................            249,914,406
                                                                 ------------

                                                                   VALUE+
                                                                   ------
SECURITIES LENDING COLLATERAL -- (4.1%)
(S)@  DFA Short Term Investment Fund..................   931,162   10,774,478            4.3%
                                                                 ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $233,361,285)...............................             $260,688,884          103.4%
                                                                 ============          ======

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------
                                 LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                               ----------- ------------ ------- ------------
Common Stocks
  Australia................... $    55,427 $ 14,487,261   --    $ 14,542,688
  Austria.....................          --      279,222   --         279,222
  Belgium.....................          --    3,036,079   --       3,036,079
  Canada......................  20,172,418           --   --      20,172,418
  Denmark.....................          --    3,998,672   --       3,998,672
  Finland.....................          --    2,395,630   --       2,395,630
  France......................          --   23,775,282   --      23,775,282
  Germany.....................   2,329,254   17,608,792   --      19,938,046
  Hong Kong...................          --    6,775,721   --       6,775,721
  Ireland.....................     508,621      412,404   --         921,025
  Israel......................          --      717,120   --         717,120
  Italy.......................     154,980    5,413,803   --       5,568,783
  Japan.......................     265,360   56,015,684   --      56,281,044
  Netherlands.................   1,535,381    5,900,731   --       7,436,112
  New Zealand.................          --      347,422   --         347,422
  Norway......................          --    2,173,930   --       2,173,930
  Portugal....................          --       64,454   --          64,454
  Singapore...................          --    2,333,483   --       2,333,483
  Spain.......................          --    7,650,465   --       7,650,465
  Sweden......................      91,675    7,078,790   --       7,170,465
  Switzerland.................   2,064,011   17,121,947   --      19,185,958
  United Kingdom..............  27,269,014   14,928,441   --      42,197,455
Preferred Stocks
  Germany.....................          --    2,922,701   --       2,922,701
RIGHTS/WARRANTS
  Spain.......................          --       30,231   --          30,231
Securities Lending Collateral.          --   10,774,478   --      10,774,478
                               ----------- ------------   --    ------------
TOTAL......................... $54,446,141 $206,242,743   --    $260,688,884
                               =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                           PERCENTAGE
                                      SHARES   VALUE++   OF NET ASSETS**
                                      ------   -------   ---------------
       COMMON STOCKS -- (91.7%)
       AUSTRALIA -- (5.9%)
           Other Securities..........        $14,530,735            6.4%
                                             -----------            ----

       AUSTRIA -- (1.3%)
           Other Securities..........          3,270,481            1.4%
                                             -----------            ----

       BELGIUM -- (1.6%)
           Umicore SA................ 13,338     596,078            0.3%
           Other Securities..........          3,297,965            1.4%
                                             -----------            ----
       TOTAL BELGIUM.................          3,894,043            1.7%
                                             -----------            ----

       CANADA -- (8.0%)
           Toromont Industries, Ltd..  8,251     363,719            0.2%
           Other Securities..........         19,213,853            8.4%
                                             -----------            ----
       TOTAL CANADA..................         19,577,572            8.6%
                                             -----------            ----

       CHINA -- (0.0%)
           Other Securities..........             22,912            0.0%
                                             -----------            ----

       DENMARK -- (1.8%)
           GN Store Nord A.S......... 13,176     436,041            0.2%
           Other Securities..........          3,898,041            1.7%
                                             -----------            ----
       TOTAL DENMARK.................          4,334,082            1.9%
                                             -----------            ----

       FINLAND -- (2.2%)
           Elisa Oyj.................  9,007     362,686            0.2%
           Huhtamaki Oyj.............  9,902     421,774            0.2%
           Nokian Renkaat Oyj........  9,938     455,629            0.2%
           Other Securities..........          4,221,981            1.8%
                                             -----------            ----
       TOTAL FINLAND.................          5,462,070            2.4%
                                             -----------            ----

       FRANCE -- (5.0%)
           Edenred................... 19,087     550,252            0.3%
           Ingenico Group SA.........  4,878     473,695            0.2%
           Rexel SA.................. 25,457     453,950            0.2%
           Rubis SCA.................  8,402     527,247            0.2%
       *   Ubisoft Entertainment SA..  6,345     484,121            0.2%
           Other Securities..........          9,666,112            4.3%
                                             -----------            ----
       TOTAL FRANCE..................         12,155,377            5.4%
                                             -----------            ----

       GERMANY -- (5.4%)
           Freenet AG................ 12,499     418,565            0.2%
           Hugo Boss AG..............  4,284     383,158            0.2%
       #   K+S AG.................... 16,523     401,703            0.2%
           Lanxess AG................  6,091     477,587            0.2%
           LEG Immobilien AG.........  4,979     507,183            0.2%
           Rheinmetall AG............  3,652     433,742            0.2%
           Other Securities..........         10,548,820            4.6%
                                             -----------            ----
       TOTAL GERMANY.................         13,170,758            5.8%
                                             -----------            ----

       HONG KONG -- (2.6%)
           Other Securities..........          6,436,575            2.8%
                                             -----------            ----

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                        SHARES    VALUE++   OF NET ASSETS**
                                        ------    -------   ---------------
    IRELAND -- (0.5%)
        Other Securities...............         $ 1,140,481            0.5%
                                                -----------           -----

    ISRAEL -- (0.9%)
        Other Securities...............           2,182,996            1.0%
                                                -----------           -----

    ITALY -- (3.9%)
    *   Banco BPM SpA.................. 136,500     475,277            0.2%
        Prysmian SpA...................  10,484     360,748            0.2%
        Unione di Banche Italiane SpA..  96,710     453,902            0.2%
        Other Securities...............           8,331,984            3.6%
                                                -----------           -----
    TOTAL ITALY........................           9,621,911            4.2%
                                                -----------           -----

    JAPAN -- (22.1%)
        Other Securities...............          54,189,857           23.9%
                                                -----------           -----

    NETHERLANDS -- (2.4%)
        Aalberts Industries NV.........   8,911     439,408            0.2%
        ASM International NV...........   5,440     364,556            0.2%
        BE Semiconductor Industries NV.   5,041     396,133            0.2%
        Other Securities...............           4,733,568            2.0%
                                                -----------           -----
    TOTAL NETHERLANDS..................           5,933,665            2.6%
                                                -----------           -----

    NEW ZEALAND -- (0.7%)
        Other Securities...............           1,753,566            0.8%
                                                -----------           -----

    NORWAY -- (0.8%)
        Other Securities...............           1,954,675            0.9%
                                                -----------           -----

    PERU -- (0.0%)
        Other Securities...............                   1            0.0%
                                                -----------           -----

    PORTUGAL -- (0.4%)
        Other Securities...............           1,011,682            0.5%
                                                -----------           -----

    SINGAPORE -- (1.2%)
        Other Securities...............           2,824,210            1.2%
                                                -----------           -----

    SPAIN -- (2.1%)
        Enagas SA......................  15,946     459,304            0.2%
        Other Securities...............           4,677,185            2.1%
                                                -----------           -----
    TOTAL SPAIN........................           5,136,489            2.3%
                                                -----------           -----

    SWEDEN -- (2.6%)
        Other Securities...............           6,360,992            2.8%
                                                -----------           -----

    SWITZERLAND -- (4.1%)
        ams AG.........................   4,508     411,295            0.2%
        Georg Fischer AG...............     369     454,634            0.2%
        Logitech International SA......  10,282     367,678            0.2%
        Temenos Group AG...............   3,300     381,056            0.2%
        Other Securities...............           8,441,202            3.6%
                                                -----------           -----
    TOTAL SWITZERLAND..................          10,055,865            4.4%
                                                -----------           -----

    UNITED KINGDOM -- (16.2%)
        Balfour Beatty P.L.C........... 117,948     429,081            0.2%
        BBA Aviation P.L.C.............  94,726     400,183            0.2%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                            SHARES     VALUE++    OF NET ASSETS**
                                            ------     -------    ---------------
UNITED KINGDOM -- (Continued)
      Bellway P.L.C.......................    13,938 $    675,795            0.3%
      Close Brothers Group P.L.C..........    26,209      483,378            0.2%
      Daily Mail & General Trust P.L.C....    50,166      462,022            0.2%
      Electrocomponents P.L.C.............    78,060      719,949            0.3%
      Halma P.L.C.........................    34,384      539,515            0.2%
      Hays P.L.C..........................   241,578      598,010            0.3%
      Hiscox, Ltd.........................    25,898      491,105            0.2%
      Howden Joinery Group P.L.C..........   108,138      588,912            0.3%
      Inchcape P.L.C......................    37,680      391,113            0.2%
      Jardine Lloyd Thompson Group P.L.C..    23,553      407,659            0.2%
      John Wood Group P.L.C...............    71,839      679,298            0.3%
      Melrose Industries P.L.C............   126,503      369,498            0.2%
      Renishaw P.L.C......................     6,328      416,304            0.2%
      Rightmove P.L.C.....................     7,687      424,080            0.2%
      RPC Group P.L.C.....................    42,898      536,847            0.2%
      Spectris P.L.C......................    20,883      709,990            0.3%
      Tate & Lyle P.L.C...................    68,864      591,561            0.3%
      Travis Perkins P.L.C................    18,894      381,412            0.2%
*     Tullow Oil P.L.C....................   242,733      587,329            0.3%
      Victrex P.L.C.......................    14,959      476,308            0.2%
      Other Securities....................             28,407,702           12.3%
                                                     ------------          ------
TOTAL UNITED KINGDOM......................             39,767,051           17.5%
                                                     ------------          ------
TOTAL COMMON STOCKS.......................            224,788,046           99.0%
                                                     ------------          ------

PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities....................                738,958            0.3%
                                                     ------------          ------
TOTAL PREFERRED STOCKS....................                738,958            0.3%
                                                     ------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities....................                  4,488            0.0%
                                                     ------------          ------

ISRAEL -- (0.0%)
      Other Securities....................                      3            0.0%
                                                     ------------          ------

SPAIN -- (0.0%)
      Other Securities....................                 22,150            0.0%
                                                     ------------          ------

SWITZERLAND -- (0.0%)
      Other Securities....................                  2,508            0.0%
                                                     ------------          ------
TOTAL RIGHTS/WARRANTS.....................                 29,149            0.0%
                                                     ------------          ------
TOTAL INVESTMENT SECURITIES...............            225,556,153
                                                     ------------

                                                       VALUE+
                                              -        ------            -
SECURITIES LENDING COLLATERAL -- (8.0%)
(S)@  DFA Short Term Investment Fund...... 1,701,682 $ 19,690,162            8.7%
                                                     ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $208,370,070)...................             $245,246,315          108.0%
                                                     ============          ======

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------
                                 LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                               ----------- ------------ ------- ------------
Common Stocks
  Australia................... $    28,599 $ 14,502,136   --    $ 14,530,735
  Austria.....................          --    3,270,481   --       3,270,481
  Belgium.....................      49,189    3,844,854   --       3,894,043
  Canada......................  19,572,015        5,557   --      19,577,572
  China.......................          --       22,912   --          22,912
  Denmark.....................     145,565    4,188,517   --       4,334,082
  Finland.....................          --    5,462,070   --       5,462,070
  France......................          --   12,155,377   --      12,155,377
  Germany.....................          --   13,170,758   --      13,170,758
  Hong Kong...................       1,522    6,435,053   --       6,436,575
  Ireland.....................          --    1,140,481   --       1,140,481
  Israel......................      58,104    2,124,892   --       2,182,996
  Italy.......................          --    9,621,911   --       9,621,911
  Japan.......................          --   54,189,857   --      54,189,857
  Netherlands.................          --    5,933,665   --       5,933,665
  New Zealand.................          --    1,753,566   --       1,753,566
  Norway......................          --    1,954,675   --       1,954,675
  Peru........................           1           --   --               1
  Portugal....................          --    1,011,682   --       1,011,682
  Singapore...................          --    2,824,210   --       2,824,210
  Spain.......................          --    5,136,489   --       5,136,489
  Sweden......................          --    6,360,992   --       6,360,992
  Switzerland.................          --   10,055,865   --      10,055,865
  United Kingdom..............          --   39,767,051   --      39,767,051
Preferred Stocks
  Germany.....................          --      738,958   --         738,958
Rights/Warrants
  Australia...................          --        4,488   --           4,488
  Israel......................          --            3   --               3
  Spain.......................          --       22,150   --          22,150
  Switzerland.................          --        2,508   --           2,508
Securities Lending Collateral.          --   19,690,162   --      19,690,162
                               ----------- ------------   --    ------------
TOTAL......................... $19,854,995 $225,391,320   --    $245,246,315
                               =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         VA SHORT-TERM FIXED PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                      FACE
                                                     AMOUNT   VALUE+
                                                     ------   ------
                                                     (000)
AGENCY OBLIGATIONS -- (5.0%)
Federal Home Loan Bank
       1.750%, 12/14/18............................. $3,255 $ 3,260,859
       1.250%, 01/16/19.............................  3,000   2,988,900
       1.375%, 05/28/19.............................  1,000     996,725
       1.625%, 06/14/19.............................  1,200   1,200,414
       1.500%, 10/21/19.............................    500     498,640
Federal National Mortgage Association
       1.125%, 10/19/18.............................  1,200   1,196,076
       1.125%, 12/14/18.............................    500     497,768
       1.375%, 01/28/19.............................    500     498,957
       0.875%, 08/02/19.............................  1,000     987,007
       1.750%, 09/12/19.............................    900     901,669
                                                            -----------
TOTAL AGENCY OBLIGATIONS............................         13,027,015
                                                            -----------

BONDS -- (84.7%)
African Development Bank
       1.625%, 10/02/18.............................    500     500,055
       1.000%, 11/02/18.............................    500     496,915
       1.125%, 09/20/19.............................    500     494,125
Agence Francaise de Developpement
       1.375%, 08/02/19.............................    400     395,998
ANZ New Zealand International Ltd.
       2.600%, 09/23/19.............................    200     202,017
Apple, Inc.
       1.000%, 05/03/18.............................    900     898,015
       1.550%, 02/08/19.............................  2,044   2,042,240
       1.700%, 02/22/19.............................    500     500,376
       1.500%, 09/12/19.............................    400     398,680
Apple, Inc. Floating Rate Note 3M USD LIBOR +
 0.080%, FRN
(r)    1.392%, 02/08/19.............................  1,500   1,501,002
(r)    1.612%, 05/06/19.............................  1,300   1,305,831
Australia & New Zealand Banking Group, Ltd.
       1.600%, 07/15/19.............................    500     497,240
Australia & New Zealand Banking Group, Ltd.
 Floating Rate Note 3M USD LIBOR + 0.440%, FRN
(r)    1.799%, 01/16/18.............................    550     550,480
(r)##  1.799%, 01/16/18.............................  1,000   1,000,873
(r)##  2.064%, 11/16/18.............................  2,000   2,012,385
Bank Nederlandse Gemeenten NV
       1.375%, 03/19/18.............................    500     499,756
##     1.125%, 05/25/18.............................    500     498,804
###    1.000%, 09/20/18.............................    500     497,150
       1.375%, 01/28/19.............................  1,300   1,294,454
##     1.500%, 02/15/19.............................    200     199,431
       1.875%, 06/11/19.............................  1,892   1,894,829

                                                      FACE
                                                     AMOUNT   VALUE+
                                                     ------   ------
                                                     (000)
Bank of Montreal Floating Rate Note 3M USD LIBOR +
 0.600%, FRN
(r)    1.950%, 04/09/18............................. $1,000 $1,002,096
Bank of Nova Scotia (The)
#      2.050%, 10/30/18.............................  2,000  2,006,215
Berkshire Hathaway Finance Corp.
       1.450%, 03/07/18.............................    675    674,960
Berkshire Hathaway Finance Corp. Floating Rate Note
 3M USD LIBOR + 0.300%, FRN
(r)    1.657%, 01/12/18.............................  2,000  2,001,206
(r)    1.606%, 01/11/19.............................  2,000  2,005,523
(r)    2.010%, 03/15/19.............................    800    807,481
(r)    1.575%, 08/15/19.............................    500    501,630
Caisse d'Amortissement de la Dette Sociale
##     1.500%, 01/28/19.............................  1,000    996,807
       1.500%, 01/28/19.............................  2,100  2,092,915
Caisse d'Amortissement de la Dette Sociale Floating
 Rate Note 3M USD LIBOR + 0.380%, FRN
(r)##  1.700%, 03/15/18.............................    500    500,630
Caisse des Depots et Consignations
       1.250%, 06/04/18.............................  1,000    997,480
Chevron Corp.
       1.790%, 11/16/18.............................    334    334,460
#      1.686%, 02/28/19.............................    130    129,958
#      1.561%, 05/16/19.............................  1,700  1,695,396
Chevron Corp. Floating Rate Note 3M USD LIBOR +
 0.500%, FRN
(r)    1.814%, 05/16/18.............................    497    498,285
(r)    1.824%, 11/16/18.............................    987    991,644
(r)    1.407%, 02/28/19.............................    885    885,000
Cisco Systems, Inc.
       1.650%, 06/15/18.............................  2,530  2,533,401
       2.125%, 03/01/19.............................  1,950  1,960,549
       1.400%, 09/20/19.............................    861    855,588
Coca-Cola Co. (The)
       1.650%, 11/01/18.............................    181    181,017
Commonwealth Bank of Australia
##     1.375%, 09/06/18.............................  1,868  1,863,256
       1.750%, 11/02/18.............................    500    499,646
       2.250%, 03/13/19.............................    436    438,367
       2.300%, 09/06/19.............................    517    519,921
Commonwealth Bank of Australia Floating Rate Note
 3M USD LIBOR + 0.790%, FRN
(r)##  2.167%, 11/02/18.............................    925    931,036
#(r)   2.380%, 03/15/19.............................  2,400  2,427,007
(r)    1.866%, 09/06/19.............................    336    337,780

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                    FACE
                                                   AMOUNT   VALUE+
                                                   ------   ------
                                                   (000)
Cooperatieve Rabobank UA
     2.250%, 01/14/19............................. $4,630 $4,653,868
     1.375%, 08/09/19.............................    250    247,644
Council Of Europe Development Bank
#    1.000%, 02/04/19.............................  1,100  1,090,888
#    1.500%, 05/17/19.............................  3,500  3,488,660
Erste Abwicklungsanstalt
     1.625%, 02/21/19.............................  1,400  1,394,725
     1.375%, 10/30/19.............................    400    394,680
European Bank for Reconstruction & Development
     1.625%, 11/15/18.............................    900    899,209
European Investment Bank
     1.125%, 08/15/18.............................  1,000    996,342
     1.625%, 12/18/18.............................    500    499,980
     1.875%, 03/15/19.............................    500    501,415
     2.125%, 03/15/19.............................    771    775,756
     1.250%, 05/15/19.............................  3,200  3,178,176
     1.125%, 08/15/19.............................  1,300  1,286,730
Export Development Canada
     1.500%, 10/03/18.............................  1,250  1,248,525
     1.000%, 11/01/18.............................    500    496,771
     1.750%, 08/19/19.............................  2,200  2,200,802
Exxon Mobil Corp.
     1.708%, 03/01/19.............................  1,000  1,000,814
Exxon Mobil Corp. Floating Rate Note 3M USD LIBOR
 + 0.600%, FRN
(r)  1.917%, 02/28/18.............................  1,011  1,013,059
FMS Wertmanagement AoeR
     1.000%, 08/16/19.............................  1,800  1,775,664
General Electric Co.
     5.250%, 12/06/17.............................  1,900  1,906,784
     5.625%, 05/01/18.............................  1,197  1,220,856
General Electric Co. Floating Rate Note 3M USD
 LIBOR + 0.270%, FRN
(r)  1.582%, 08/07/18.............................    400    400,510
(r)  1.869%, 01/14/19.............................  1,050  1,054,684
Inter-American Development Bank Floating Rate
 Note 1M USD LIBOR + 0.040%, FRN
(r)  1.280%, 11/26/18.............................  1,959  1,958,179
International Bank for Reconstruction &
 Development
     1.000%, 10/05/18.............................    669    666,076
     1.875%, 10/07/19.............................  1,000  1,002,684
Kommunalbanken A.S.
     1.125%, 05/23/18.............................    500    498,834
     2.125%, 03/15/19.............................  2,950  2,964,750
     1.750%, 05/28/19.............................    600    599,756
     1.500%, 10/22/19.............................  1,034  1,027,176
Kommunalbanken A.S. Floating Rate Note 3M USD
 LIBOR + 0.180%, FRN
(r)  1.496%, 02/20/18.............................    500    500,288

                                                       FACE
                                                      AMOUNT   VALUE+
                                                      ------   ------
                                                      (000)
Kommunekredit
        1.125%, 01/16/18............................. $1,500 $1,499,265
        1.125%, 08/23/19.............................  3,900  3,853,184
Kommuninvest I Sverige AB
        1.125%, 10/09/18.............................  1,710  1,701,857
        1.000%, 11/13/18.............................    700    695,424
        1.125%, 09/17/19.............................    800    789,818
Kommuninvest I Sverige AB Floating Rate Note 3M USD
 LIBOR + 0.140%, FRN
(r)     1.454%, 08/17/18.............................  1,000  1,001,080
Kreditanstalt fuer Wiederaufbau
        1.500%, 02/06/19.............................  2,000  1,995,360
        1.875%, 04/01/19.............................    200    200,502
        1.500%, 09/09/19.............................  4,300  4,279,188
        1.250%, 09/30/19.............................    200    198,097
Landeskreditbank Baden- Wuerttemberg Foerderbank
        1.625%, 02/01/19.............................    500    499,410
Manitoba, Province of Canada
#       1.750%, 05/30/19.............................  3,607  3,601,432
Merck & Co., Inc. Floating Rate Note 3M USD LIBOR +
 0.360%, FRN
#(r)    1.677%, 05/18/18.............................  2,070  2,073,921
Microsoft Corp.
        1.300%, 11/03/18.............................    749    747,025
        4.200%, 06/01/19.............................    300    311,674
Municipality Finance P.L.C.
##      1.250%, 09/10/18.............................  1,000    996,534
        1.250%, 09/10/18.............................  2,600  2,590,988
        1.250%, 04/18/19.............................  1,450  1,438,893
        1.750%, 05/21/19.............................  2,000  1,999,148
National Australia Bank, Ltd.
        2.000%, 01/14/19.............................    500    500,903
#       2.250%, 07/01/19.............................  1,000  1,005,694
        1.375%, 07/12/19.............................  1,700  1,684,926
National Australia Bank, Ltd. Floating Rate Note 3M
 USD LIBOR + 0.640%, FRN
#(r)##  2.003%, 07/23/18.............................  2,150  2,158,475
(r)##   1.607%, 07/25/19.............................  1,000    999,626
(r)##   1.557%, 08/29/19.............................    400    399,837
Nederlandse Waterschapsbank NV
##      1.500%, 04/16/18.............................  1,000    999,716
        0.875%, 07/13/18.............................  1,000    994,870
##      1.500%, 01/23/19.............................  2,200  2,193,796
        1.875%, 03/13/19.............................  1,500  1,502,037
        1.750%, 09/05/19.............................    800    798,804
##      1.250%, 09/09/19.............................    450    445,138
Nestle Holdings, Inc.
        1.375%, 07/24/18.............................    600    598,649
Nordea Bank AB Floating Rate Note 3M USD LIBOR +
 0.840%, FRN
(r)##   2.161%, 09/17/18.............................  2,000  2,013,300

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                     FACE
                                                    AMOUNT   VALUE+
                                                    ------   ------
                                                    (000)
Nordic Investment Bank
      0.875%, 09/27/18............................. $1,000 $  993,392
NRW Bank
      1.250%, 07/29/19.............................    260    257,303
Oesterreichische Kontrollbank AG
      1.125%, 05/29/18.............................    200    199,584
      1.625%, 03/12/19.............................  2,500  2,497,200
      1.125%, 04/26/19.............................    300    297,053
Ontario, Province of Canada
      3.000%, 07/16/18.............................    500    504,809
      2.000%, 09/27/18.............................    200    200,571
#     1.625%, 01/18/19.............................  2,100  2,095,904
      2.000%, 01/30/19.............................  2,200  2,205,528
      1.250%, 06/17/19.............................  2,123  2,102,364
Oracle Corp.
      2.375%, 01/15/19.............................  1,787  1,801,669
Oracle Corp. Floating Rate Note 3M USD LIBOR +
 0.580%, FRN
(r)   1.939%, 01/15/19.............................    328    330,188
Pfizer, Inc.
      1.200%, 06/01/18.............................  2,000  1,996,983
      2.100%, 05/15/19.............................  1,513  1,521,623
Quebec, Province of Canada Floating Rate Note 3M
 USD LIBOR + 0.280%, FRN
(r)   1.643%, 07/21/19.............................  3,655  3,668,357
Royal Bank of Canada
      1.500%, 06/07/18.............................  1,000    999,519
      2.200%, 07/27/18.............................    500    502,107
      1.800%, 07/30/18.............................    431    431,370
      2.150%, 03/15/19.............................  2,532  2,545,605
      1.625%, 04/15/19.............................    500    498,544
Royal Bank of Canada Floating Rate Note 3M USD
 LIBOR + 0.400%, FRN
(r)   1.780%, 10/31/18.............................  1,000  1,000,989
Shell International Finance BV
      1.900%, 08/10/18.............................  1,500  1,504,041
      1.625%, 11/10/18.............................  1,895  1,894,334
      1.375%, 09/12/19.............................    300    297,699
Shell International Finance BV Floating Rate Note
 3M USD LIBOR + 0.580%, FRN
(r)   1.889%, 11/10/18.............................  1,000  1,005,721
#(r)  1.660%, 09/12/19.............................  2,078  2,089,570
State of North Rhine-Westphalia Germany
      1.375%, 07/16/18.............................    500    499,040
      1.875%, 06/17/19.............................    300    300,155
      1.625%, 07/25/19.............................  1,900  1,892,611
      1.250%, 09/16/19.............................  1,000    988,378
State of North Rhine-Westphalia Germany Floating
 Rate Note 3M USD LIBOR + 0.170%, FRN
(r)   1.484%, 11/23/18.............................  3,300  3,304,544
Statoil ASA
      1.150%, 05/15/18.............................  3,030  3,023,757
      1.950%, 11/08/18.............................  1,650  1,653,799

                                                      FACE
                                                     AMOUNT   VALUE+
                                                     ------   ------
                                                     (000)
Statoil ASA Floating Rate Note 3M USD LIBOR +
 0.290%, FRN
(r)    1.605%, 05/15/18............................. $  420 $  420,518
(r)    1.772%, 11/08/18.............................    500    502,079
Svensk Exportkredit AB
       1.125%, 04/05/18.............................  2,000  1,996,770
       1.250%, 04/12/19.............................    500    496,401
       1.875%, 06/17/19.............................  1,500  1,501,755
Svensk Exportkredit AB Floating Rate Note 3M USD
 LIBOR + 0.100%, FRN
(r)    1.436%, 10/04/18.............................  3,000  3,002,753
Svenska Handelsbanken AB
       2.500%, 01/25/19.............................  3,450  3,476,860
       2.250%, 06/17/19.............................    300    301,725
Svenska Handelsbanken AB Floating Rate Note 3M USD
 LIBOR + 0.490%, FRN
(r)    1.811%, 06/17/19.............................    500    502,526
Swedbank AB
##     2.375%, 02/27/19.............................  1,225  1,230,988
Toronto-Dominion Bank (The)
       1.450%, 09/06/18.............................    350    349,315
       2.625%, 09/10/18.............................  2,198  2,215,466
       1.950%, 01/22/19.............................  3,450  3,456,610
       2.125%, 07/02/19.............................    215    215,984
Toronto-Dominion Bank (The) Floating Rate Note 3M
 USD LIBOR + 0.840%, FRN
(r)    2.203%, 01/22/19.............................    500    504,390
#(r)   1.959%, 08/13/19.............................    500    504,217
Total Capital International SA
#      2.125%, 01/10/19.............................  1,000  1,005,136
Total Capital International SA Floating Rate Note
 3M USD LIBOR + 0.570%, FRN
(r)    1.879%, 08/10/18.............................    750    752,930
(r)    1.674%, 06/19/19.............................    927    930,503
Total Capital SA
       2.125%, 08/10/18.............................  1,593  1,597,919
Toyota Motor Credit Corp.
       1.700%, 01/09/19.............................  1,397  1,396,110
       2.100%, 01/17/19.............................    700    702,685
       1.400%, 05/20/19.............................    343    341,101
       2.125%, 07/18/19.............................    187    187,928
Toyota Motor Credit Corp. Floating Rate Note 3M USD
 LIBOR + 0.230%, FRN
(r)    1.545%, 08/15/18.............................    500    500,693
(r)    1.743%, 01/17/19.............................    236    236,621
USAA Capital Corp. Floating Rate Note 3M USD LIBOR
 + 0.230%, FRN
(r)##  1.607%, 02/01/19.............................  3,620  3,623,858
Wal-Mart Stores, Inc.
       1.750%, 10/09/19.............................  1,500  1,499,434

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                    FACE
                                                   AMOUNT    VALUE+
                                                   ------    ------
                                                   (000)
Westpac Banking Corp.
     2.250%, 01/17/19............................. $3,275 $  3,290,611
     1.600%, 08/19/19.............................    500      496,976
Westpac Banking Corp. Floating Rate Note 3M USD
 LIBOR + 0.740%, FRN
(r)  2.118%, 07/30/18.............................  1,320    1,326,109
(r)  2.054%, 11/23/18.............................    250      251,696
(r)  2.019%, 05/13/19.............................  1,000    1,007,652
                                                          ------------
TOTAL BONDS.......................................         220,993,396
                                                          ------------

U.S. TREASURY OBLIGATIONS -- (2.7%)
U.S. Treasury Notes
     1.250%, 12/31/18.............................    500      498,516
     1.375%, 12/31/18.............................  2,500    2,495,996
     1.125%, 01/15/19.............................  1,000      995,351
     1.250%, 01/31/19.............................  1,300    1,295,836
     0.875%, 09/15/19.............................    500      493,379
     1.000%, 10/15/19.............................  1,200    1,186,172
                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS...................           6,965,250
                                                          ------------
TOTAL INVESTMENT SECURITIES                                240,985,661
                                                          ------------

CERTIFICATES OF DEPOSIT -- (2.2%)
Bank of Nova Scotia Floating Rate Note 3M USD
 LIBOR + 0.380%, FRN
(r)  1.697%, 02/28/19.............................  2,000    1,999,474
Nordea Bank AB
     1.610%, 05/02/18.............................    300      299,678

                                                        FACE
                                                       AMOUNT      VALUE+
                                                       ------      ------
                                                       (000)
Nordea Bank AB Floating Rate Note 3M USD LIBOR +
 0.340%, FRN
(r)    1.657%, 03/07/19............................. $    1,000 $    999,732
(r)    1.630%, 04/10/19.............................      1,000      999,856
Svenska Handelsbanken Floating Rate Note 3M USD
 LIBOR + 0.210%, FRN
(r)    1.544%, 01/03/19.............................        500      499,883
(r)    1.709%, 02/12/19.............................      1,000      999,872
                                                                ------------
TOTAL CERTIFICATES OF DEPOSIT.......................               5,798,495
                                                                ------------

COMMERCIAL PAPER -- (0.6%)
Sanofi
(r)##  1.220%, 12/22/17.............................      1,500    1,497,526

                                                       SHARES
                                                       ------        -

TEMPORARY CASH INVESTMENTS -- (0.6%)
       State Street Institutional U.S. Government
        Money Market Fund, 0.960%...................  1,548,397    1,548,397
                                                                ------------

SECURITIES LENDING COLLATERAL -- (4.2%)
(S)@   DFA Short Term Investment Fund...............    959,887   11,106,856
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $261,232,303)...............................             $260,936,935
                                                                ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------
                                  LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ---------- ------------ ------- ------------
  Agency Obligations............         -- $ 13,027,015   --    $ 13,027,015
  Bonds.........................         --  220,993,396   --     220,993,396
  U.S. Treasury Obligations.....         --    6,965,250   --       6,965,250
  Certificates of Deposit.......         --    5,798,495   --       5,798,495
  Commercial Paper..............         --    1,497,526   --       1,497,526
  Temporary Cash Investments.... $1,548,397           --   --       1,548,397
  Securities Lending Collateral.         --   11,106,856   --      11,106,856
                                 ---------- ------------   --    ------------
  TOTAL......................... $1,548,397 $259,388,538   --    $260,936,935
                                 ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                           VA GLOBAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
BONDS -- (99.5%)
AUSTRALIA -- (7.1%)
Australia & New Zealand Banking Group, Ltd.
    2.550%, 11/23/21.............................         500 $   500,745
Commonwealth Bank of Australia
    2.400%, 11/02/20.............................       1,500   1,510,735
##  2.000%, 09/06/21.............................       2,000   1,964,324
##  2.750%, 03/10/22.............................       1,312   1,326,335
    3.250%, 03/31/22............................. AUD   1,000     775,401
National Australia Bank, Ltd.
    1.875%, 07/12/21.............................         500     491,272
    2.800%, 01/10/22.............................       3,000   3,040,156
    3.250%, 03/24/22............................. AUD   1,000     775,871
    2.500%, 05/22/22.............................       1,587   1,585,164
    0.350%, 09/07/22............................. EUR     600     701,355
Western Australian Treasury Corp.
    2.750%, 10/20/22............................. AUD   3,000   2,316,875
Westpac Banking Corp.
    2.100%, 05/13/21.............................       1,200   1,191,376
    2.800%, 01/11/22.............................       4,400   4,472,145
    0.250%, 01/17/22............................. EUR     600     700,930
    2.500%, 06/28/22.............................         412     413,069
                                                              -----------
TOTAL AUSTRALIA..................................              21,765,753
                                                              -----------

AUSTRIA -- (3.6%)
Oesterreichische Kontrollbank AG
    0.750%, 03/07/22............................. GBP   1,836   2,405,147
Republic of Austria Government Bond
##  0.0%, 09/20/22............................... EUR   7,400   8,714,860
                                                              -----------
TOTAL AUSTRIA....................................              11,120,007
                                                              -----------

CANADA -- (19.9%)
Alberta, Province of Canada
    1.350%, 09/01/21............................. CAD   5,000   3,790,055
Bank of Montreal
    1.900%, 08/27/21.............................       3,930   3,862,528
Bank of Nova Scotia (The)
    2.450%, 03/22/21.............................       1,667   1,675,628
    2.700%, 03/07/22.............................       2,300   2,317,122
CPPIB Capital, Inc.
    2.250%, 01/25/22.............................       1,500   1,501,407
##  2.250%, 01/25/22.............................       2,000   2,001,876
Province of British Columbia Canada
    2.650%, 09/22/21.............................         500     509,578
    3.250%, 12/18/21............................. CAD   2,500   2,039,357

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
CANADA -- (Continued)
Province of Manitoba Canada
    2.050%, 11/30/20.............................       4,600 $ 4,588,990
    1.550%, 09/05/21............................. CAD   3,200   2,444,958
    2.125%, 05/04/22.............................       2,000   1,982,180
Province of Ontario Canada
    2.500%, 09/10/21.............................         928     937,331
    2.400%, 02/08/22.............................       5,000   5,021,176
    3.150%, 06/02/22............................. CAD   2,300   1,869,666
Province of Quebec Canada
    2.375%, 01/31/22.............................       5,500   5,523,925
    0.875%, 05/24/22............................. GBP     800   1,048,362
Royal Bank of Canada
    2.500%, 01/19/21.............................       1,500   1,513,850
    2.750%, 02/01/22.............................       5,683   5,771,488
    1.968%, 03/02/22............................. CAD   1,611   1,234,992
Toronto-Dominion Bank (The)
    2.125%, 04/07/21.............................       1,780   1,771,622
    1.800%, 07/13/21.............................       3,000   2,947,412
    1.994%, 03/23/22............................. CAD   5,000   3,838,268
Total Capital Canada, Ltd.
    1.125%, 03/18/22............................. EUR   2,500   3,044,020
                                                              -----------
TOTAL CANADA.....................................              61,235,791
                                                              -----------

FINLAND -- (0.9%)
Finland Government Bond
##  1.625%, 09/15/22............................. EUR   1,100   1,398,961
Municipality Finance P.L.C.
    1.375%, 09/21/21.............................       1,000     972,564
OP Corporate Bank P.L.C.
    0.750%, 03/03/22............................. EUR     200     239,108
    0.375%, 10/11/22............................. EUR     100     117,312
                                                              -----------
TOTAL FINLAND....................................               2,727,945
                                                              -----------

FRANCE -- (5.1%)
Agence Francaise de Developpement
    0.125%, 04/30/22............................. EUR   1,700   1,994,134
Caisse d'Amortissement de la Dette Sociale
    2.000%, 03/22/21.............................       1,800   1,793,956
    1.875%, 02/12/22.............................         500     492,895
Dexia Credit Local SA
    1.875%, 09/15/21.............................       1,000     979,462
    1.125%, 06/15/22............................. GBP   1,500   1,982,527
French Republic Government Bond OAT
    3.000%, 04/25/22............................. EUR     915   1,225,380
    --%, 05/25/22................................ EUR   3,940   4,644,521

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
FRANCE -- (Continued)
Sanofi
    4.000%, 03/29/21.............................       1,306 $ 1,381,573
Unedic Asseo
    0.875%, 10/25/22............................. EUR   1,000   1,220,998
                                                              -----------
TOTAL FRANCE.....................................              15,715,446
                                                              -----------

GERMANY -- (3.8%)
FMS Wertmanagement AoeR
    0.875%, 02/14/22............................. GBP     400     529,036
Kreditanstalt fuer Wiederaufbau
    2.625%, 01/25/22.............................       2,000   2,043,078
    2.125%, 03/07/22.............................       5,000   5,002,267
    0.875%, 03/15/22............................. GBP     130     171,895
    0.625%, 07/04/22............................. EUR     800     967,522
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.375%, 07/21/21.............................         993     967,581
    0.875%, 03/07/22............................. GBP     100     131,701
Landwirtschaftliche Rentenbank
    2.700%, 09/05/22............................. AUD   1,000     768,713
NRW Bank
    0.0%, 08/10/22............................... EUR   1,000   1,166,806
                                                              -----------
TOTAL GERMANY....................................              11,748,599
                                                              -----------

IRELAND -- (2.5%)
GE Capital International Funding Co., Unlimited
 Co.
    2.342%, 11/15/20.............................       7,600   7,636,024
                                                              -----------

JAPAN -- (2.7%)
Toyota Credit Canada, Inc.
    2.020%, 02/28/22............................. CAD   2,250   1,724,343
                                                              -----------
Toyota Motor Credit Corp.
    1.900%, 04/08/21.............................       3,524   3,493,551
    2.750%, 05/17/21.............................       2,000   2,031,830
    2.600%, 01/11/22.............................       1,218   1,235,034
                                                              -----------
TOTAL JAPAN......................................               8,484,758
                                                              -----------

NETHERLANDS -- (9.8%)
Bank Nederlandse Gemeenten NV
    1.625%, 04/19/21.............................       4,800   4,731,413
##  2.375%, 02/01/22.............................       3,000   3,021,159
    1.000%, 03/15/22............................. GBP     850   1,124,791
Cooperatieve Rabobank UA
    4.500%, 01/11/21.............................       1,000   1,069,281
    2.500%, 01/19/21.............................       4,200   4,241,609

                                                         FACE
                                                        AMOUNT^   VALUE+
                                                     -  -------   ------
                                                         (000)
NETHERLANDS -- (Continued)
     2.750%, 01/10/22..............................       1,300 $ 1,319,700
     4.000%, 01/11/22.............................. EUR     850   1,152,230
     4.750%, 06/06/22.............................. EUR     300     423,086
Nederlandse Waterschapsbank NV
     1.875%, 04/14/22..............................       4,500   4,434,255
Shell International Finance BV
     2.125%, 05/11/20..............................       2,200   2,209,557
     2.250%, 11/10/20..............................       2,000   2,014,040
     1.750%, 09/12/21..............................       4,000   3,934,034
     1.250%, 03/15/22.............................. EUR     300     368,632
                                                                -----------
TOTAL NETHERLANDS..................................              30,043,787
                                                                -----------

NEW ZEALAND -- (0.9%)
ANZ New Zealand International, Ltd.
     0.400%, 03/01/22.............................. EUR   1,700   1,990,773
ASB Finance, Ltd.
     0.500%, 06/10/22.............................. EUR     700     820,553
                                                                -----------
TOTAL NEW ZEALAND..................................               2,811,326
                                                                -----------

NORWAY -- (3.1%)
Kommunalbanken A.S.
     1.625%, 02/10/21..............................       1,458   1,439,948
     2.250%, 01/25/22..............................       6,700   6,712,040
Statoil ASA
     2.900%, 11/08/20..............................       1,500   1,534,466
                                                                -----------
TOTAL NORWAY.......................................               9,686,454
                                                                -----------

SINGAPORE -- (1.4%)
Singapore Government Bond
     1.750%, 04/01/22.............................. SGD   2,500   1,839,484
Temasek Financial I, Ltd.
     0.500%, 03/01/22.............................. EUR   1,970   2,336,573
                                                                -----------
TOTAL SINGAPORE....................................               4,176,057
                                                                -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.9%)
Council Of Europe Development Bank
     1.625%, 03/16/21..............................       1,000     987,848
European Investment Bank
     2.000%, 03/15/21..............................       1,500   1,501,284
     1.625%, 06/15/21..............................         600     591,371
     1.375%, 09/15/21..............................       2,400   2,339,418
Inter-American Development Bank
     3.750%, 07/25/22.............................. AUD   1,250   1,008,595

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
International Bank for Reconstruction &
 Development
    2.000%, 01/26/22.............................         500 $   498,351
    2.600%, 09/20/22............................. AUD   2,000   1,533,588
International Finance Corp.
    2.800%, 08/15/22............................. AUD   1,500   1,160,541
Nordic Investment Bank
    2.125%, 02/01/22.............................       2,500   2,502,371
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              12,123,367
                                                              -----------

SWEDEN -- (9.4%)
Kommuninvest I Sverige AB
    0.250%, 06/01/22............................. SEK  68,000   8,038,712
Nordea Bank AB
##  2.500%, 09/17/20.............................       3,500   3,530,200
    2.000%, 02/17/21............................. EUR     150     186,432
##  2.250%, 05/27/21.............................       2,000   1,992,053
    3.250%, 07/05/22............................. EUR     500     666,357
Skandinaviska Enskilda Banken AB
    0.300%, 02/17/22............................. EUR     300     352,585
    1.250%, 08/05/22............................. GBP     100     131,795
Svensk Exportkredit AB
    1.750%, 03/10/21.............................       3,000   2,972,528
Svenska Handelsbanken AB
    2.400%, 10/01/20.............................         500     503,796
#   2.450%, 03/30/21.............................       1,703   1,712,335
    0.250%, 02/28/22............................. EUR     900   1,053,518
Sweden Government Bond
    3.500%, 06/01/22............................. SEK  56,000   7,808,280
                                                              -----------
TOTAL SWEDEN.....................................              28,948,591
                                                              -----------

SWITZERLAND -- (0.3%)
Novartis Capital Corp.
    2.400%, 05/17/22.............................         958     962,771
                                                              -----------

UNITED STATES -- (25.1%)
3M Co.
    0.375%, 02/15/22............................. EUR   1,300   1,533,675
Alphabet, Inc.
    3.625%, 05/19/21.............................       1,000   1,051,231
Apple, Inc.
    2.250%, 02/23/21.............................       3,891   3,910,522
    2.850%, 05/06/21.............................         500     512,324
    1.550%, 08/04/21.............................       1,000     979,010
    2.500%, 02/09/22.............................       1,700   1,717,487
    2.300%, 05/11/22.............................       1,500   1,500,335

                                                       FACE
                                                      AMOUNT^   VALUE+
                                                   -  -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Berkshire Hathaway, Inc.
#   2.200%, 03/15/21.............................       5,310 $5,332,318
Chevron Corp.
    1.961%, 03/03/20.............................       1,300  1,302,957
    2.411%, 03/03/22.............................         500    503,421
    2.498%, 03/03/22.............................       3,500  3,537,664
Cisco Systems, Inc.
    2.200%, 02/28/21.............................       1,500  1,503,633
Coca-Cola Co. (The)
    1.875%, 10/27/20.............................       3,200  3,193,994
    3.300%, 09/01/21.............................       1,000  1,044,769
    2.200%, 05/25/22.............................         210    210,339
Colgate-Palmolive Co.
    2.300%, 05/03/22.............................       3,487  3,497,430
Exxon Mobil Corp.
    2.222%, 03/01/21.............................       3,210  3,230,358
General Electric Co.
    0.375%, 05/17/22............................. EUR     700    820,916
International Business Machines Corp.
    2.250%, 02/19/21.............................       3,500  3,521,022
    2.500%, 01/27/22.............................       1,000  1,010,113
Johnson & Johnson
    1.650%, 03/01/21.............................       1,400  1,385,613
    2.250%, 03/03/22.............................       1,200  1,204,733
Merck & Co., Inc.
    3.875%, 01/15/21.............................       1,500  1,584,774
    2.350%, 02/10/22.............................       2,500  2,514,971
Microsoft Corp.
    1.550%, 08/08/21.............................       1,500  1,469,885
    2.400%, 02/06/22.............................       3,621  3,651,119
Nestle Holdings, Inc.
    1.375%, 07/13/21.............................       1,000    975,000
Oracle Corp.
    2.800%, 07/08/21.............................       2,707  2,768,480
    1.900%, 09/15/21.............................       3,500  3,462,960
    2.500%, 05/15/22.............................       2,250  2,267,875
Pfizer, Inc.
    1.950%, 06/03/21.............................       5,000  4,980,902
    5.750%, 06/03/21............................. EUR     500    703,718
    2.200%, 12/15/21.............................       2,000  2,006,385
    0.250%, 03/06/22............................. EUR     900  1,056,109
Procter & Gamble Co. (The)
    1.850%, 02/02/21.............................       2,307  2,293,215
    2.300%, 02/06/22.............................       1,000  1,001,646
    2.150%, 08/11/22.............................       1,474  1,467,408
    2.000%, 08/16/22............................. EUR     100    126,879
Roche Holdings, Inc.
    6.500%, 03/04/21............................. EUR     300    426,733
Toyota Motor Credit Corp.
    0.750%, 07/21/22............................. EUR     100    119,980
USAA Capital Corp.
##  2.000%, 06/01/21.............................       1,000    987,480

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                       FACE
                                                      AMOUNT^    VALUE+
                                                  -   -------    ------
                                                       (000)
UNITED STATES -- (Continued)
Wal-Mart Stores, Inc.
    4.250%, 04/15/21.............................         800 $    857,463
                                                              ------------
TOTAL UNITED STATES..............................               77,226,846
                                                              ------------
TOTAL BONDS......................................              306,413,522
                                                              ------------
TOTAL INVESTMENT SECURITIES......................              306,413,522
                                                              ------------

                                                        SHARES     VALUE+
                                                    -   ------     ------
SECURITIES LENDING COLLATERAL -- (0.5%)
(S)@  DFA Short Term Investment Fund...............     133,339 $  1,542,866
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $308,626,641)..............................              $307,956,388
                                                                ============

At October 31, 2017, VA Global Bond Portfolio had entered into the following forward currency contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                                                   UNREALIZED
                                                                                                    FOREIGN
                                                                                                    EXCHANGE
                                                                           SETTLEMENT             APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD         COUNTERPARTY                        DATE               (DEPRECIATION)
------------------ --------------- ---------------------------- ------------------               --------------
USD..    792,311   AUD   1,011,582 Citibank, N.A.                         11/03/17                 $   18,104
USD..    794,493   AUD   1,034,329 Citibank, N.A.                         11/03/17                      2,876
USD..    804,324   AUD   1,009,952 Citibank, N.A.                         11/03/17                     31,364
USD..    812,321   AUD   1,012,642 Citibank, N.A.                         11/03/17                     37,303
USD..  1,046,874   AUD   1,325,671 Citibank, N.A.                         11/03/17                     32,281
USD..  1,167,378   AUD   1,481,139 Citibank, N.A.                         11/03/17                     33,799
USD..  1,578,123   AUD   2,028,393 Citibank, N.A.                         11/03/17                     25,708
USD..  1,594,510   AUD   1,998,023 Citibank, N.A.                         11/03/17                     65,338
USD..  3,411,448   SGD   4,579,681 ANZ Securities                         12/19/17                     50,355
USD.. 16,404,947   SEK 133,389,587 State Street Bank and Trust            12/21/17                    422,859
USD..      3,800   EUR       3,187 Citibank, N.A.                         01/05/18                         74
USD..    603,680   EUR     508,670 Citibank, N.A.                         01/05/18                      8,895
USD..    739,717   EUR     624,261 Citibank, N.A.                         01/05/18                      9,773
USD..    783,795   EUR     670,007 Citibank, N.A.                         01/05/18                        360
USD..  1,586,963   EUR   1,339,125 Citibank, N.A.                         01/05/18                     21,131
USD..  1,870,625   EUR   1,573,342 ANZ Securities                         01/05/18                     30,925
USD..  2,042,857   EUR   1,723,902 Citibank, N.A.                         01/05/18                     27,108
USD..  2,073,121   EUR   1,750,172 ANZ Securities                         01/05/18                     26,655
USD..  4,813,362   EUR   4,052,879 Barclays Capital                       01/05/18                     74,354
USD.. 26,471,361   EUR  22,520,825 UBS AG                                 01/05/18                    137,888
USD.. 14,550,499   CAD  18,384,767 Citibank, N.A.                         01/22/18                    287,501
USD..  2,762,828   CAD   3,532,603 Citibank, N.A.                         01/25/18                     22,131
                                                                                                   ----------
                                                                TOTAL APPRECIATION                 $1,366,782

SGD..  1,035,258   USD     761,104 Citibank, N.A.                         12/19/17                 $   (1,314)
SGD..  1,030,351   USD     758,924 Citibank, N.A.                         12/19/17                     (2,735)
USD..    112,490   GBP      84,678 Citibank, N.A.                         01/18/18                       (255)
USD..  7,420,653   GBP   5,613,325 State Street Bank and Trust            01/18/18                    (53,238)
                                                                                                   ----------
                                                                TOTAL
                                                                (DEPRECIATION)                     $  (57,542)
                                                                                                   ----------
                                                                TOTAL APPRECIATION
                                                                (DEPRECIATION)                     $1,309,240
                                                                                                   ==========

VA GLOBAL BOND PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                          -----------------------------------------
                                          LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                          ------- ------------ ------- ------------
Bonds
  Australia..............................   --    $ 21,765,753   --    $ 21,765,753
  Austria................................   --      11,120,007   --      11,120,007
  Canada.................................   --      61,235,791   --      61,235,791
  Finland................................   --       2,727,945   --       2,727,945
  France.................................   --      15,715,446   --      15,715,446
  Germany................................   --      11,748,599   --      11,748,599
  Ireland................................   --       7,636,024   --       7,636,024
  Japan..................................   --       8,484,758   --       8,484,758
  Netherlands............................   --      30,043,787   --      30,043,787
  New Zealand............................   --       2,811,326   --       2,811,326
  Norway.................................   --       9,686,454   --       9,686,454
  Singapore..............................   --       4,176,057   --       4,176,057
  Supranational Organization Obligations.   --      12,123,367   --      12,123,367
  Sweden.................................   --      28,948,591   --      28,948,591
  Switzerland............................   --         962,771   --         962,771
  United States..........................   --      77,226,846   --      77,226,846
Securities Lending Collateral............   --       1,542,866   --       1,542,866
Forward Currency Contracts**.............   --       1,309,240   --       1,309,240
                                            --    ------------   --    ------------
TOTAL....................................   --    $309,265,628   --    $309,265,628
                                            ==    ============   ==    ============

  **Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                 VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                        FACE
                                                                      AMOUNT^^^    VALUE+
                                                                      --------- ------------
                                                                        (000)
U.S. TREASURY OBLIGATIONS -- (99.7%)
Treasury Inflation Protected Security
  0.125%, 01/15/23................................................... $  2,605  $  2,758,229
  0.375%, 07/15/23...................................................    6,290     6,706,833
  0.625%, 01/15/24...................................................    9,030     9,678,593
  0.125%, 07/15/24...................................................    9,850    10,062,417
  0.250%, 01/15/25...................................................   10,090    10,341,728
  2.375%, 01/15/25...................................................    5,235     7,770,022
  0.375%, 07/15/25...................................................   10,690    11,054,457
  0.625%, 01/15/26...................................................   10,250    10,720,864
  2.000%, 01/15/26...................................................    4,255     5,905,936
  0.125%, 07/15/26...................................................    9,750     9,704,539
  0.375%, 01/15/27...................................................    1,700     1,704,555
  2.375%, 01/15/27...................................................    3,925     5,571,669
  1.750%, 01/15/28...................................................    3,730     4,886,784
  3.625%, 04/15/28...................................................    3,292     6,529,662
  2.500%, 01/15/29...................................................    4,200     5,786,172
  3.875%, 04/15/29...................................................    3,040     6,157,151
  3.375%, 04/15/32...................................................    1,420     2,699,037
                                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS......................................            118,038,648
                                                                                ------------
TOTAL INVESTMENT SECURITIES..........................................            118,038,648
                                                                                ------------

                                                                       SHARES
                                                                      ---------
TEMPORARY CASH INVESTMENTS -- (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.960%.  320,030       320,030
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $119,295,530).................................................           $118,358,678
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------
                                 LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                 -------- ------------ ------- ------------
     U.S. Treasury Obligations..       -- $118,038,648   --    $118,038,648
     Temporary Cash Investments. $320,030           --   --         320,030
                                 -------- ------------   --    ------------
     TOTAL...................... $320,030 $118,038,648   --    $118,358,678
                                 ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                  DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                        SHARES      VALUE+
                                                                       --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
  DFA Investment Dimensions Group Inc................................. 1,944,022 $ 40,630,052
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................. 1,351,878   19,237,229
Investment in VA Global Bond Portfolio of
  DFA Investment Dimensions Group Inc................................. 1,569,102   17,040,450
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................. 1,758,950   16,991,460
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.................................   659,750   14,521,087
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.................................   311,801    6,978,117
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc.................................   681,426    6,807,447
Investment in VA Short-Term Fixed Portfolio of
  DFA Investment Dimensions Group Inc.................................   662,184    6,800,633
Investment in VA U.S. Large Value Portfolio of
  DFA Investment Dimensions Group Inc.................................   108,107    2,905,910
Investment in DFA Real Estate Securities Portfolio of
  DFA Investment Dimensions Group Inc.................................    64,078    2,242,094
Investment in VA International Value Portfolio of
  DFA Investment Dimensions Group Inc.................................   158,250    2,147,446
                                                                                 ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $116,180,937)..............................................            136,301,925
                                                                                 ------------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $52,525)......................................................    52,525       52,525
                                                                                 ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $116,233,462)..............................................           $136,354,450
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                      LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $136,301,925   --      --    $136,301,925
   Temporary Cash Investments......       52,525   --      --          52,525
                                    ------------   --      --    ------------
   TOTAL........................... $136,354,450   --      --    $136,354,450
                                    ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                        VA EQUITY ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                           SHARES    VALUE+
                                                           ------- -----------
 AFFILIATED INVESTMENT COMPANIES -- (100.0%)
 Investment in U.S. Core Equity 1 Portfolio of
   DFA Investment Dimensions Group Inc.................... 223,409 $ 4,917,225
 Investment in U.S. Large Company Portfolio of
   Dimensional Investment Group Inc....................... 196,495   3,939,718
 Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc.................... 206,390   2,936,932
 Investment in VA U.S. Targeted Value Portfolio of
   DFA Investment Dimensions Group Inc.................... 108,118   2,207,762
 Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc....................  66,110   1,479,537
 Investment in VA U.S. Large Value Portfolio of
   DFA Investment Dimensions Group Inc....................  45,569   1,224,890
 Investment in VA International Small Portfolio of
   DFA Investment Dimensions Group Inc....................  63,269     904,749
 Investment in VA International Value Portfolio of
   DFA Investment Dimensions Group Inc....................  50,135     680,336
 Investment in DFA Real Estate Securities Portfolio of
   DFA Investment Dimensions Group Inc....................  13,532     473,493
                                                                   -----------
    TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
      (Cost $17,627,146)..................................          18,764,642
                                                                   -----------
    TOTAL INVESTMENTS -- (100.0%)
      (Cost $17,627,146)..................................         $18,764,642
                                                                   ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENT IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1   LEVEL 2 LEVEL 3    TOTAL
                                     ----------- ------- ------- -----------
    Affiliated Investment Companies. $18,764,642   --      --    $18,764,642
                                     -----------   --      --    -----------
    TOTAL........................... $18,764,642   --      --    $18,764,642
                                     ===========   ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                       VA U.S.                             VA               VA
                                                    TARGETED VALUE  VA U.S. LARGE    INTERNATIONAL    INTERNATIONAL
                                                      PORTFOLIO*   VALUE PORTFOLIO* VALUE PORTFOLIO* SMALL PORTFOLIO*
                                                    -------------- ---------------- ---------------- ----------------
ASSETS:
Investments at Value (including $49,840, $6,143,
 $10,512 and $19,760 of securities on loan,
 respectively)..................................... $      326,392  $      373,913   $      249,914   $      225,556
Temporary Cash Investments at Value & Cost.........            546             697               --               --
Collateral from Securities on Loan Invested in
 Affiliate at Value (including cost of $35,979,
 $4,502, $10,775 and $19,689)......................         35,980           4,502           10,774           19,690
Foreign Currencies at Value........................             --              --              336              964
Cash...............................................             --              --              541              186
Receivables:
  Investment Securities Sold.......................            540           1,138            1,087              167
  Dividends, Interest and Tax Reclaims.............             85             407              853              540
  Securities Lending Income........................             25               2               16               52
  Fund Shares Sold.................................             54             132               49               99
Prepaid Expenses and Other Assets..................             --               3               --               --
                                                    --------------  --------------   --------------   --------------
     Total Assets..................................        363,622         380,794          263,570          247,254
                                                    --------------  --------------   --------------   --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.................         35,975           4,501           10,775           19,690
  Investment Securities Purchased..................            332           1,273              315              124
  Fund Shares Redeemed.............................            385             344              226              122
  Due to Advisor...................................             97              79               85               95
  Accrued Expenses and Other Liabilities...........             28              33               41               38
                                                    --------------  --------------   --------------   --------------
     Total Liabilities.............................         36,817           6,230           11,442           20,069
                                                    --------------  --------------   --------------   --------------
NET ASSETS......................................... $      326,805  $      374,564   $      252,128   $      227,185
                                                    ==============  ==============   ==============   ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)............     16,004,973      13,935,979       18,586,492       15,889,440
                                                    ==============  ==============   ==============   ==============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE........................ $        20.42  $        26.88   $        13.57   $        14.30
                                                    ==============  ==============   ==============   ==============
Investments at Cost................................ $      279,764  $      274,449   $      222,586   $      188,681
                                                    ==============  ==============   ==============   ==============
Foreign Currencies at Cost......................... $           --  $           --   $          339   $          972
                                                    ==============  ==============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital.................................... $      256,868  $      254,558   $      225,352   $      181,483
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income)...............          2,411           5,577            5,916            2,976
Accumulated Net Realized Gain (Loss)...............         20,897          14,965           (6,463)           5,860
Net Unrealized Foreign Exchange Gain (Loss)........             --              --               (1)              (2)
Net Unrealized Appreciation (Depreciation).........         46,629          99,464           27,324           36,868
                                                    --------------  --------------   --------------   --------------
NET ASSETS......................................... $      326,805  $      374,564   $      252,128   $      227,185
                                                    ==============  ==============   ==============   ==============
(1) NUMBER OF SHARES AUTHORIZED....................  1,000,000,000   1,000,000,000    1,000,000,000    1,000,000,000
                                                    ==============  ==============   ==============   ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                         VIT INFLATION -
                                                                           VA SHORT-                        PROTECTED
                                                                           TERM FIXED      VA GLOBAL       SECURITIES
                                                                           PORTFOLIO     BOND PORTFOLIO     PORTFOLIO
                                                                         --------------  --------------  ---------------
ASSETS:
Investments at Value (including $10,873, $1,510 and $0 of securities on
 loan, respectively).................................................... $      248,282  $      306,414  $      118,039
Temporary Cash Investments at Value & Cost..............................          1,548              --             320
Collateral from Securities on Loan Invested in Affiliate at Value
 (including cost of $11,107, $1,543 and $0).............................         11,107           1,543              --
Foreign Currencies at Value.............................................             --               2              --
Cash....................................................................             --           2,295              --
Receivables:
  Investment Securities Sold............................................            300             330              --
  Dividends, Interest and Tax Reclaims..................................            996           1,637             266
  Securities Lending Income.............................................              1              --              --
  Fund Shares Sold......................................................            107              10              51
  Unrealized Gain on Forward Currency Contracts.........................             --           1,367              --
                                                                         --------------  --------------  --------------
     Total Assets.......................................................        262,341         313,598         118,676
                                                                         --------------  --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned......................................         11,108           1,543              --
  Investment Securities Purchased.......................................          1,030           1,383              --
  Fund Shares Redeemed..................................................             53             211              18
  Due to Advisor........................................................             52              56              10
Unrealized Loss on Forward Currency Contracts...........................             --              58              --
Unrealized Loss on Foreign Currency Contracts...........................             --               3              --
Accrued Expenses and Other Liabilities..................................             26              24              11
                                                                         --------------  --------------  --------------
     Total Liabilities..................................................         12,269           3,278              39
                                                                         --------------  --------------  --------------
NET ASSETS.............................................................. $      250,072  $      310,320  $      118,637
                                                                         ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).................................     24,351,803      28,585,753      11,704,855
                                                                         ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE.................................................................. $        10.27  $        10.86  $        10.14
                                                                         ==============  ==============  ==============
Investments at Cost..................................................... $      248,577  $      307,084  $      118,976
                                                                         ==============  ==============  ==============
Foreign Currencies at Cost.............................................. $           --  $            2  $           --
                                                                         ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital......................................................... $      248,416  $      306,064  $      118,030
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).....................................................          2,044           3,474           1,742
Accumulated Net Realized Gain (Loss)....................................            (93)            148            (198)
Net Unrealized Foreign Exchange Gain (Loss).............................             --           1,304              --
Net Unrealized Appreciation (Depreciation)..............................           (295)           (670)           (937)
                                                                         --------------  --------------  --------------
NET ASSETS.............................................................. $      250,072  $      310,320  $      118,637
                                                                         ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED.........................................  1,000,000,000   1,000,000,000   1,000,000,000
                                                                         ==============  ==============  ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                            DFA VA
                                                                                            GLOBAL
                                                                                           MODERATE     VA EQUITY
                                                                                          ALLOCATION    ALLOCATION
                                                                                          PORTFOLIO     PORTFOLIO
                                                                                        -------------- ------------
ASSETS:
Investments in Affiliated Investment Companies at Value................................ $      136,302 $     18,765
Temporary Cash Investments at Value & Cost.............................................             53           --
Cash...................................................................................             --            8
Receivables:
  Fund Shares Sold.....................................................................             13           --
  From Advisor.........................................................................             --            4
Deferred Offering Costs................................................................             --           13
Prepaid Expenses and Other Assets......................................................              1           --
                                                                                        -------------- ------------
     Total Assets......................................................................        136,369       18,790
                                                                                        -------------- ------------
LIABILITIES:
Payables:
  Due to Advisor.......................................................................             15           --
Accrued Expenses and Other Liabilities.................................................              6            3
                                                                                        -------------- ------------
     Total Liabilities.................................................................             21            3
                                                                                        -------------- ------------
NET ASSETS............................................................................. $      136,348 $     18,787
                                                                                        ============== ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................     10,672,705    1,753,258
                                                                                        ============== ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $        12.78 $      10.72
                                                                                        ============== ============
Investments in Affiliated Investment Companies at Cost................................. $      116,181 $     17,627
                                                                                        -------------- ------------
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $      114,827 $     17,595
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).            982           54
Accumulated Net Realized Gain (Loss)...................................................            418           --
Net Unrealized Appreciation (Depreciation).............................................         20,121        1,138
                                                                                        -------------- ------------
NET ASSETS............................................................................. $      136,348 $     18,787
                                                                                        ============== ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  1,000,000,000  500,000,000
                                                                                        ============== ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                  VA U.S.                      VA            VA
                                                                  TARGETED  VA U.S. LARGE INTERNATIONAL INTERNATIONAL
                                                                   VALUE        VALUE         VALUE         SMALL
                                                                 PORTFOLIO#  PORTFOLIO#    PORTFOLIO#    PORTFOLIO#
                                                                 ---------- ------------- ------------- -------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $3, $0, $619 and
   $400, respectively)..........................................  $ 4,127      $ 7,519       $ 6,433       $ 4,590
  Non Cash Income...............................................       --           --           975            --
  Income from Securities Lending................................      193           23           144           473
                                                                  -------      -------       -------       -------
     Total Investment Income....................................    4,320        7,542         7,552         5,063
                                                                  -------      -------       -------       -------
EXPENSES
  Investment Management Fees....................................    1,062          823           853           948
  Accounting & Transfer Agent Fees..............................       15           16            21            19
  Custodian Fees................................................       11            6            37            87
  Filing Fees...................................................        4            5             3             4
  Shareholders' Reports.........................................        5            5             4             6
  Directors'/Trustees' Fees & Expenses..........................        3            3             2             2
  Professional Fees.............................................       11           10             4             6
  Other.........................................................       14           14            14            12
                                                                  -------      -------       -------       -------
     Total Expenses.............................................    1,125          882           938         1,084
                                                                  -------      -------       -------       -------
  Fees Paid Indirectly (Note C).................................       --           --           (11)          (10)
                                                                  -------      -------       -------       -------
  Net Expenses..................................................    1,125          882           927         1,074
                                                                  -------      -------       -------       -------
  NET INVESTMENT INCOME (LOSS)..................................    3,195        6,660         6,625         3,989
                                                                  -------      -------       -------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**................................   21,107       15,214         1,824         6,077
    Affiliated Investment Companies Shares Sold.................        3            1            --            (1)
    Futures.....................................................       --           --            10            --
    Foreign Currency Transactions...............................       --           --           (58)           11
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................   35,722       45,692        41,266        35,262
    Affiliated Investment Companies Shares......................       (6)          (2)           (1)           (2)
    Translation of Foreign Currency Denominated Amounts.........       --           --            21            12
                                                                  -------      -------       -------       -------
  NET REALIZED AND UNREALIZED GAIN (LOSS).......................   56,826       60,905        43,062        41,359
                                                                  -------      -------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.....................................................  $60,021      $67,565       $49,687       $45,348
                                                                  =======      =======       =======       =======

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                                        VIT INFLATION-
                                                                                  VA SHORT-  VA GLOBAL    PROTECTED
                                                                                  TERM FIXED    BOND      SECURITIES
                                                                                  PORTFOLIO# PORTFOLIO#   PORTFOLIO
                                                                                  ---------- ---------- --------------
INVESTMENT INCOME
  Dividends......................................................................   $   18         --      $     2
  Interest.......................................................................    2,898    $ 5,344        2,222
  Income from Securities Lending.................................................        9          9           --
                                                                                    ------    -------      -------
     Total Investment Income.....................................................    2,925      5,353        2,224
                                                                                    ------    -------      -------
EXPENSES
  Investment Management Fees.....................................................      555        615          107
  Accounting & Transfer Agent Fees...............................................       11         14            5
  Custodian Fees.................................................................        8         10            2
  Filing Fees....................................................................        7          5            4
  Shareholders' Reports..........................................................        5          5            2
  Directors'/Trustees' Fees & Expenses...........................................        2          3            1
  Professional Fees..............................................................        6          8            1
  Other..........................................................................        5          7            4
                                                                                    ------    -------      -------
     Total Expenses..............................................................      599        667          126
                                                                                    ------    -------      -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered
   by Advisor (Note C)...........................................................       --         --           34
  Fees Paid Indirectly (Note C)..................................................       --        (10)          --
                                                                                    ------    -------      -------
     Net Expenses................................................................      599        657          160
                                                                                    ------    -------      -------
  NET INVESTMENT INCOME (LOSS)...................................................    2,326      4,696        2,064
                                                                                    ------    -------      -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**.................................................      (77)       129          (88)
    Foreign Currency Transactions................................................       --        (16)          --
    Forward Currency Contracts...................................................       --       (445)          --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...................................     (350)    (2,728)      (1,958)
    Translation of Foreign Currency Denominated Amounts..........................       --         (5)          --
    Forward Currency Contracts...................................................       --      1,245           --
                                                                                    ------    -------      -------
  NET REALIZED AND UNREALIZED GAIN (LOSS)........................................     (427)    (1,820)      (2,046)
                                                                                    ------    -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................   $1,899    $ 2,876      $    18
                                                                                    ======    =======      =======

----------
**Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                               DFA VA
                                                                                               GLOBAL
                                                                                              MODERATE   VA EQUITY
                                                                                             ALLOCATION  ALLOCATION
                                                                                             PORTFOLIO  PORTFOLIO(A)
                                                                                             ---------- ------------
INVESTMENT INCOME
  Income Distributions Received from Affiliated Investment Companies........................  $ 2,274      $   61
                                                                                              -------      ------
     Total Net Investment Income Received from Affiliated Investment Companies..............    2,274          61
                                                                                              -------      ------
EXPENSES
  Investment Management Fees................................................................      331          16
  Accounting & Transfer Agent Fees..........................................................        1          --
  Custodian Fees............................................................................        1           1
  Filing Fees...............................................................................        1           1
  Shareholders' Reports.....................................................................        7          --
  Directors'/Trustees' Fees & Expenses......................................................        1          --
  Professional Fees.........................................................................        4          --
  Organizational & Offering Costs...........................................................       --           6
  Other.....................................................................................        2          --
                                                                                              -------      ------
     Total Expenses.........................................................................      348          24
                                                                                              -------      ------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
   (Note C).................................................................................     (141)        (17)
                                                                                              -------      ------
  Net Expenses..............................................................................      207           7
                                                                                              -------      ------
  NET INVESTMENT INCOME (LOSS)..............................................................    2,067          54
                                                                                              -------      ------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment Companies..................      425          --
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares Sold**...........................................      411          --
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares..................................................   15,684       1,138
                                                                                              -------      ------
  NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................   16,520       1,138
                                                                                              -------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............................  $18,587      $1,192
                                                                                              =======      ======

----------
**Net of foreign capital gain taxes withheld of $0 and $0, respectively.
(a)The Portfolio commenced operations on July 10, 2017.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                          VA U.S. TARGETED      VA U.S. LARGE
                                                                           VALUE PORTFOLIO     VALUE PORTFOLIO
                                                                         ------------------  ------------------
                                                                           YEAR      YEAR      YEAR      YEAR
                                                                          ENDED     ENDED     ENDED     ENDED
                                                                         OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                           2017      2016      2017      2016
                                                                         --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......................................... $  3,195  $  2,574  $  6,660  $  5,394
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........................................   21,107     9,740    15,214     2,081
    Affiliated Investment Companies Shares Sold.........................        3        --         1        --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...............................................   35,722    (1,884)   45,692     3,826
    Affiliated Investment Companies Shares..............................       (6)       --        (2)       --
                                                                         --------  --------  --------  --------
     Net Increase (Decrease) in Net Assets Resulting from Operations....   60,021    10,430    67,565    11,301
                                                                         --------  --------  --------  --------
Distributions From:
  Net Investment Income.................................................   (2,744)   (2,558)   (5,480)   (4,847)
  Net Short-Term Gains..................................................   (1,306)   (2,378)       --        --
  Net Long-Term Gains...................................................   (8,434)  (10,897)   (2,097)  (10,777)
                                                                         --------  --------  --------  --------
     Total Distributions................................................  (12,484)  (15,833)   (7,577)  (15,624)
                                                                         --------  --------  --------  --------
Capital Share Transactions (1):
  Shares Issued.........................................................   91,061    72,867    97,683    55,725
  Shares Issued in Lieu of Cash Distributions...........................   12,361    15,653     7,558    15,584
  Shares Redeemed.......................................................  (71,257)  (26,251)  (60,910)  (29,310)
                                                                         --------  --------  --------  --------
     Net Increase (Decrease) from Capital Share Transactions............   32,165    62,269    44,331    41,999
                                                                         --------  --------  --------  --------
     Total Increase (Decrease) in Net Assets............................   79,702    56,866   104,319    37,676
                                                                         --------  --------  --------  --------
NET ASSETS
  Beginning of Year.....................................................  247,103   190,237   270,245   232,569
                                                                         --------  --------  --------  --------
  End of Year........................................................... $326,805  $247,103  $374,564  $270,245
                                                                         ========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................................................    4,705     4,327     3,903     2,594
  Shares Issued in Lieu of Cash Distributions...........................      639       988       314       755
  Shares Redeemed.......................................................   (3,685)   (1,573)   (2,441)   (1,375)
                                                                         --------  --------  --------  --------
     Net Increase (Decrease) from Shares Issued and Redeemed............    1,659     3,742     1,776     1,974
                                                                         ========  ========  ========  ========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)..................................................... $  2,411  $  1,944  $  5,577  $  4,397

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                          VA INTERNATIONAL    VA INTERNATIONAL
                                                                           VALUE PORTFOLIO     SMALL PORTFOLIO
                                                                         ------------------  ------------------
                                                                           YEAR      YEAR      YEAR      YEAR
                                                                          ENDED     ENDED     ENDED     ENDED
                                                                         OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                           2017      2016      2017      2016
                                                                         --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).......................................... $  6,625  $  5,500  $  3,989  $  3,143
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........................................    1,824    (7,136)    6,077     1,399
    Affiliated Investment Companies Shares Sold.........................       --        --        (1)       --
    Futures.............................................................       10        --        --        --
    Foreign Currency Transactions.......................................      (58)      (12)       11        14
    Forward Currency Contracts..........................................       --        (5)       --         7
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................   41,266     4,088    35,262     3,416
    Affiliated Investment Companies Shares..............................       (1)       --        (2)       --
    Translation of Foreign Currency Denominated Amounts.................       21       (19)       12       (13)
                                                                         --------  --------  --------  --------
     Net Increase (Decrease) in Net Assets Resulting from Operations....   49,687     2,416    45,348     7,966
                                                                         --------  --------  --------  --------
Distributions From:
  Net Investment Income.................................................   (5,740)   (4,932)   (3,623)   (2,717)
  Net Short-Term Gains..................................................       --        --      (967)     (204)
  Net Long-Term Gains...................................................       --        --      (293)   (3,999)
                                                                         --------  --------  --------  --------
     Total Distributions................................................   (5,740)   (4,932)   (4,883)   (6,920)
                                                                         --------  --------  --------  --------
Capital Share Transactions (1):
  Shares Issued.........................................................   62,915    45,586    58,382    36,942
  Shares Issued in Lieu of Cash Distributions...........................    5,721     4,916     4,814     6,824
  Shares Redeemed.......................................................  (40,223)  (23,469)  (27,685)  (21,416)
                                                                         --------  --------  --------  --------
     Net Increase (Decrease) from Capital Share Transactions............   28,413    27,033    35,511    22,350
                                                                         --------  --------  --------  --------
     Total Increase (Decrease) in Net Assets............................   72,360    24,517    75,976    23,396
NET ASSETS
  Beginning of Year.....................................................  179,768   155,251   151,209   127,813
                                                                         --------  --------  --------  --------
  End of Year........................................................... $252,128  $179,768  $227,185  $151,209
                                                                         ========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................................................    5,186     4,391     4,648     3,283
  Shares Issued in Lieu of Cash Distributions...........................      511       474       428       630
  Shares Redeemed.......................................................   (3,330)   (2,215)   (2,164)   (1,888)
                                                                         --------  --------  --------  --------
     Net Increase (Decrease) from Shares Issued and Redeemed............    2,367     2,650     2,912     2,025
                                                                         ========  ========  ========  ========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)..................................................... $  5,916  $  5,031  $  2,976  $  2,439

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     VA SHORT-TERM FIXED      VA GLOBAL      VIT INFLATION-PROTECTED
                                                          PORTFOLIO        BOND PORTFOLIO    SECURITIES PORTFOLIO
                                                     ------------------  ------------------  ----------------------
                                                       YEAR      YEAR      YEAR      YEAR      YEAR         YEAR
                                                      ENDED     ENDED     ENDED     ENDED     ENDED        ENDED
                                                     OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,     OCT. 31,
                                                       2017      2016      2017      2016      2017         2016
                                                     --------  --------  --------  --------  --------     --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $  2,326  $  1,218  $  4,696  $  4,150  $  2,064     $   722
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.....................      (77)      (17)      129       921       (88)         57
    Foreign Currency Transactions...................       --        --       (16)       (4)       --          --
    Forward Currency Contracts......................       --        --      (445)      888        --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign Currency......     (350)       63    (2,728)      756    (1,958)      1,144
    Translation of Foreign Currency Denominated
     Amounts........................................       --        --        (5)       --        --          --
    Forward Currency Contracts......................       --        --     1,245        51        --          --
                                                     --------  --------  --------  --------   --------    -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................    1,899     1,264     2,876     6,762        18       1,923
                                                     --------  --------  --------  --------   --------    -------
Distributions From:
  Net Investment Income.............................   (1,351)     (573)   (4,547)   (3,687)   (1,145)        (55)
  Net Short-Term Gains..............................       --      (130)     (163)     (194)      (50)         --
  Net Long-Term Gains...............................       --       (45)   (1,280)     (786)      (10)         --
                                                     --------  --------  --------  --------   --------    -------
     Total Distributions............................   (1,351)     (748)   (5,990)   (4,667)   (1,205)        (55)
                                                     --------  --------  --------  --------   --------    -------
Capital Share Transactions (1):
  Shares Issued.....................................   93,096    54,107    79,707    69,815    46,171      82,620
  Shares Issued in Lieu of Cash Distributions.......    1,348       746     5,915     4,612     1,205          55
  Shares Redeemed...................................  (37,792)  (49,291)  (40,917)  (42,875)  (21,250)     (7,224)
                                                     --------  --------  --------  --------   --------    -------
     Net Increase (Decrease) from Capital Share
      Transactions..................................   56,652     5,562    44,705    31,552    26,126      75,451
                                                     --------  --------  --------  --------   --------    -------
     Total Increase (Decrease) in Net Assets........   57,200     6,078    41,591    33,647    24,939      77,319
                                                     --------  --------  --------  --------   --------    -------
NET ASSETS
  Beginning of Year.................................  192,872   186,794   268,729   235,082    93,698      16,379
                                                     --------  --------  --------  --------   --------    -------
  End of Year....................................... $250,072  $192,872  $310,320  $268,729  $118,637     $93,698
                                                     ========  ========  ========  ========   ========    =======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................    9,103     5,295     7,397     6,401     4,596       8,131
  Shares Issued in Lieu of Cash Distributions.......      133        73       561       432       123           6
  Shares Redeemed...................................   (3,694)   (4,825)   (3,799)   (3,919)   (2,112)       (716)
                                                     --------  --------  --------  --------   --------    -------
     Net Increase (Decrease) from Shares Issued
      and Redeemed..................................    5,542       543     4,159     2,914     2,607       7,421
                                                     ========  ========  ========  ========   ========    =======
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $  2,044  $  1,069  $  3,474  $  3,807  $  1,742     $   719

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                            DFA VA GLOBAL MODERATE VA EQUITY ALLOCATION
                                                                            ALLOCATION PORTFOLIO        PORTFOLIO
                                                                            ---------------------  --------------------
                                                                                                          PERIOD
                                                                                                         JULY 10,
                                                                              YEAR        YEAR           2017(A)
                                                                             ENDED       ENDED              TO
                                                                            OCT. 31,    OCT. 31,         OCT. 31,
                                                                              2017        2016             2017
                                                                            --------    --------   --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)............................................. $  2,067    $  1,610         $    54
  Capital Gain Distributions Received from Affiliated Investment Companies.      425         881              --
  Net Realized Gain (Loss) on:
    Investment Securities Sold*............................................       --        (298)             --
    Affiliated Investment Companies Shares Sold............................      411          --              --
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares.................................   15,684       1,471           1,138
                                                                             --------   --------         -------
     Net Increase (Decrease) in Net Assets Resulting from Operations.......   18,587       3,664           1,192
                                                                             --------   --------         -------
Distributions From:
  Net Investment Income....................................................   (1,956)     (1,376)             --
  Net Long-Term Gains......................................................     (842)       (196)             --
                                                                             --------   --------         -------
     Total Distributions...................................................   (2,798)     (1,572)             --
                                                                             --------   --------         -------
Capital Share Transactions (1):
  Shares Issued............................................................   38,060      20,071          17,711
  Shares Issued in Lieu of Cash Distributions..............................    2,798       1,572              --
  Shares Redeemed..........................................................  (36,513)     (6,408)           (116)
                                                                             --------   --------         -------
     Net Increase (Decrease) from Capital Share Transactions...............    4,345      15,235          17,595
                                                                             --------   --------         -------
     Total Increase (Decrease) in Net Assets...............................   20,134      17,327          18,787
NET ASSETS
  Beginning of Period......................................................  116,214      98,887              --
                                                                             --------   --------         -------
  End of Period............................................................ $136,348    $116,214         $18,787
                                                                             ========   ========         =======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued............................................................    3,168       1,817           1,764
  Shares Issued in Lieu of Cash Distributions..............................      243         146              --
  Shares Redeemed..........................................................   (3,007)       (583)            (11)
                                                                             --------   --------         -------
     Net Increase (Decrease) from Shares Issued and Redeemed...............      404       1,380           1,753
                                                                             ========   ========         =======
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)........................................................ $    982    $    869         $    54

----------
Seepage 1 for the Definitions of Abbreviations and Footnotes.

* Net of foreign capital gain taxes withheld of $0, $0, and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       VA U.S. TARGETED VALUE PORTFOLIO
                                                              -------------------------------------------------  ---------
                                                                YEAR      YEAR       YEAR      YEAR      YEAR      YEAR
                                                               ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                                                              OCT. 31,  OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                2017      2016       2015      2014      2013      2017
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $  17.23  $  17.94  $  19.28   $  17.63  $  12.58  $  22.22
                                                              --------  --------  --------   --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................     0.20      0.21      0.23       0.17      0.19      0.51
  Net Gains (Losses) on Securities (Realized and Unrealized).     3.86      0.54     (0.44)      1.62      5.05      4.76
                                                              --------  --------  --------   --------  --------  --------
   Total from Investment Operations..........................     4.06      0.75     (0.21)      1.79      5.24      5.27
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................    (0.19)    (0.24)    (0.18)     (0.14)    (0.19)    (0.44)
  Net Realized Gains.........................................    (0.68)    (1.22)    (0.95)        --        --     (0.17)
                                                              --------  --------  --------   --------  --------  --------
   Total Distributions.......................................    (0.87)    (1.46)    (1.13)     (0.14)    (0.19)    (0.61)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $  20.42  $  17.23  $  17.94   $  19.28  $  17.63  $  26.88
============================================================= ========  ========  ========   ========  ========  ========
Total Return.................................................    23.81%     4.87%    (0.80)%    10.19%    42.19%    24.05%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $326,805  $247,103  $190,237   $206,769  $161,321  $374,564
Ratio of Expenses to Average Net Assets......................     0.37%     0.38%     0.39%      0.37%     0.39%     0.27%
Ratio of Net Investment Income to Average Net Assets.........     1.05%     1.25%     1.27%      0.93%     1.28%     2.02%
Portfolio Turnover Rate......................................       28%       33%       33%        21%       15%       18%
---------------------------------------------------------------------------------------------------------------------------

                                                               VA U.S. LARGE VALUE PORTFOLIO
                                                              ---------------------------------------
                                                                YEAR      YEAR      YEAR      YEAR
                                                               ENDED     ENDED     ENDED     ENDED
                                                              OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                2016      2015      2014      2013
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........................... $  22.83  $  23.47  $  22.58  $  16.90
                                                              --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................     0.48      0.46      0.39      0.35
  Net Gains (Losses) on Securities (Realized and Unrealized).     0.43     (0.24)     2.67      5.64
                                                              --------  --------  --------  --------
   Total from Investment Operations..........................     0.91      0.22      3.06      5.99
-----------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................    (0.47)    (0.43)    (0.32)    (0.31)
  Net Realized Gains.........................................    (1.05)    (0.43)    (1.85)       --
                                                              --------  --------  --------  --------
   Total Distributions.......................................    (1.52)    (0.86)    (2.17)    (0.31)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year................................. $  22.22  $  22.83  $  23.47  $  22.58
============================================================= ========  ========  ========  ========
Total Return.................................................     4.52%     1.07%    14.73%    36.04%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands).......................... $270,245  $232,569  $258,705  $200,123
Ratio of Expenses to Average Net Assets......................     0.27%     0.29%     0.27%     0.28%
Ratio of Net Investment Income to Average Net Assets.........     2.25%     2.00%     1.71%     1.78%
Portfolio Turnover Rate......................................       15%       31%       19%       29%
-----------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   VA INTERNATIONAL VALUE PORTFOLIO
                                                                          --------------------------------------------------
                                                                            YEAR      YEAR       YEAR       YEAR      YEAR
                                                                           ENDED     ENDED      ENDED      ENDED     ENDED
                                                                          OCT. 31,  OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,
                                                                            2017      2016       2015       2014      2013
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year....................................... $  11.08  $  11.44  $  12.74   $  13.22   $  10.82
                                                                          --------  --------  --------   --------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).......................................     0.38      0.36      0.37       0.55       0.34
  Net Gains (Losses) on Securities (Realized and Unrealized).............     2.46     (0.36)    (1.17)     (0.71)      2.41
                                                                          --------  --------  --------   --------   --------
   Total from Investment Operations......................................     2.84        --     (0.80)     (0.16)      2.75
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..................................................    (0.35)    (0.36)    (0.50)     (0.32)     (0.35)
  Net Realized Gains.....................................................       --        --        --         --         --
                                                                          --------  --------  --------   --------   --------
   Total Distributions...................................................    (0.35)    (0.36)    (0.50)     (0.32)     (0.35)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................................. $  13.57  $  11.08  $  11.44   $  12.74   $  13.22
========================================================================= ========  ========  ========   ========   ========
Total Return.............................................................    26.32%     0.19%    (6.26)%    (1.16)%    26.10%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $252,128  $179,768  $155,251   $164,973   $137,908
Ratio of Expenses to Average Net Assets..................................     0.44%     0.46%     0.47%      0.46%      0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).     0.44%     0.46%     0.47%      0.46%      0.47%
Ratio of Net Investment Income to Average Net Assets.....................     3.11%     3.46%     3.01%      4.16%      2.90%
Portfolio Turnover Rate..................................................       20%       15%       20%        16%        14%
------------------------------------------------------------------------------------------------------------------------------

                                                                                   VA INTERNATIONAL SMALL PORTFOLIO
                                                                          -------------------------------------------------
                                                                            YEAR      YEAR      YEAR       YEAR      YEAR
                                                                           ENDED     ENDED     ENDED      ENDED     ENDED
                                                                          OCT. 31,  OCT. 31,  OCT. 31,   OCT. 31,  OCT. 31,
                                                                            2017      2016      2015       2014      2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year....................................... $  11.65  $  11.67  $  11.83  $  12.55   $  10.02
                                                                          --------  --------  --------  --------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).......................................     0.27      0.26      0.25      0.25       0.26
  Net Gains (Losses) on Securities (Realized and Unrealized).............     2.74      0.34      0.09     (0.33)      2.69
                                                                          --------  --------  --------  --------   --------
   Total from Investment Operations......................................     3.01      0.60      0.34     (0.08)      2.95
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..................................................    (0.27)    (0.24)    (0.25)    (0.27)     (0.25)
  Net Realized Gains.....................................................    (0.09)    (0.38)    (0.25)    (0.37)     (0.17)
                                                                          --------  --------  --------  --------   --------
   Total Distributions...................................................    (0.36)    (0.62)    (0.50)    (0.64)     (0.42)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................................. $  14.30  $  11.65  $  11.67  $  11.83   $  12.55
========================================================================= ========  ========  ========  ========   ========
Total Return.............................................................    26.73%     5.54%     3.28%    (0.59)%    30.50%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $227,185  $151,209  $127,813  $135,499   $119,927
Ratio of Expenses to Average Net Assets..................................     0.57%     0.60%     0.61%     0.59%      0.65%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).     0.57%     0.60%     0.61%     0.59%      0.65%
Ratio of Net Investment Income to Average Net Assets.....................     2.10%     2.29%     2.13%     1.99%      2.36%
Portfolio Turnover Rate..................................................       12%       12%       25%        8%        12%
----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    VA SHORT-TERM FIXED PORTFOLIO
                                                                          ------------------------------------------------
                                                                            YEAR      YEAR      YEAR      YEAR      YEAR
                                                                           ENDED     ENDED     ENDED     ENDED     ENDED
                                                                          OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                            2017      2016      2015      2014      2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year....................................... $  10.25  $  10.23  $  10.22  $  10.23  $  10.26
                                                                          --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).......................................     0.11      0.07      0.03      0.02      0.03
  Net Gains (Losses) on Securities (Realized and Unrealized).............    (0.02)    (0.01)     0.01      0.01        --
                                                                          --------  --------  --------  --------  --------
   Total from Investment Operations......................................     0.09      0.06      0.04      0.03      0.03
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..................................................    (0.07)    (0.03)    (0.02)    (0.03)    (0.04)
  Net Realized Gains.....................................................       --     (0.01)    (0.01)    (0.01)    (0.02)
                                                                          --------  --------  --------  --------  --------
   Total Distributions...................................................    (0.07)    (0.04)    (0.03)    (0.04)    (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................................. $  10.27  $  10.25  $  10.23  $  10.22  $  10.23
========================================================================= ========  ========  ========  ========  ========
Total Return.............................................................     0.89%     0.60%     0.34%     0.25%     0.35%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $250,072  $192,872  $186,794  $189,716  $137,906
Ratio of Expenses to Average Net Assets..................................     0.27%     0.27%     0.28%     0.27%     0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).     0.27%     0.27%     0.28%     0.27%     0.29%
Ratio of Net Investment Income to Average Net Assets.....................     1.05%     0.65%     0.28%     0.20%     0.32%
Portfolio Turnover Rate..................................................       86%       50%      105%       70%       55%
----------------------------------------------------------------------------------------------------------------------------

                                                                                      VA GLOBAL BOND PORTFOLIO
                                                                          ------------------------------------------------
                                                                            YEAR      YEAR      YEAR      YEAR      YEAR
                                                                           ENDED     ENDED     ENDED     ENDED     ENDED
                                                                          OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,  OCT. 31,
                                                                            2017      2016      2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year....................................... $  11.00  $  10.93  $  10.92  $  10.92  $  11.18
                                                                          --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).......................................     0.18      0.18      0.17      0.15      0.11
  Net Gains (Losses) on Securities (Realized and Unrealized).............    (0.08)     0.11      0.09      0.05     (0.04)
                                                                          --------  --------  --------  --------  --------
   Total from Investment Operations......................................     0.10      0.29      0.26      0.20      0.07
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..................................................    (0.18)    (0.17)    (0.23)    (0.05)    (0.18)
  Net Realized Gains.....................................................    (0.06)    (0.05)    (0.02)    (0.15)    (0.15)
                                                                          --------  --------  --------  --------  --------
   Total Distributions...................................................    (0.24)    (0.22)    (0.25)    (0.20)    (0.33)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year............................................. $  10.86  $  11.00  $  10.93  $  10.92  $  10.92
========================================================================= ========  ========  ========  ========  ========
Total Return.............................................................     1.00%     2.68%     2.40%     1.90%     0.63%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)...................................... $310,320  $268,729  $235,082  $207,021  $167,293
Ratio of Expenses to Average Net Assets..................................     0.24%     0.24%     0.26%     0.25%     0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly).     0.24%     0.24%     0.26%     0.25%     0.27%
Ratio of Net Investment Income to Average Net Assets.....................     1.66%     1.63%     1.61%     1.37%     1.04%
Portfolio Turnover Rate..................................................       67%       47%       54%       75%       73%
---------------------------------------------------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          VIT INFLATION-PROTECTED
                           SECURITIES PORTFOLIO                     DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
                    ----------------------------        ----------------------------------------------------------
                                            PERIOD                                                             PERIOD
                       YEAR      YEAR      MAY 29,          YEAR         YEAR        YEAR        YEAR         APRIL 8,
                      ENDED     ENDED     2015(A) TO       ENDED        ENDED       ENDED       ENDED        2013(A) TO
                     OCT. 31,  OCT. 31,    OCT. 31,       OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,       OCT. 31,
                       2017      2016        2015           2017         2016        2015        2014           2013
----------------------------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 Beginning
 of Period......... $  10.30   $  9.77   $ 10.00        $  11.32     $  11.12     $ 11.37     $ 10.91      $ 10.00
                    --------   -------   -------        --------     --------     -------     -------      -------
Income
 from
 Investment
 Operations
----------
 Net
   Investment
   Income
   (Loss) (A)......     0.19      0.17      0.05            0.19         0.17        0.18        0.14         0.07
 Net
   Gains
   (Losses)
   on
   Securities
   (Realized
   and
   Unrealized).....    (0.22)     0.39     (0.28)           1.53         0.20       (0.22)       0.49         0.84
                    --------   -------   -------        --------     --------     -------     -------      -------
   Total
    from
    Investment
    Operations.....    (0.03)     0.56     (0.23)           1.72         0.37       (0.04)       0.63         0.91
----------------------------------------------------------------------------------------------------------------------------
Less
 Distributions
-------------
 Net
   Investment
   Income..........    (0.12)    (0.03)       --           (0.18)       (0.15)      (0.17)      (0.14)          --
 Net
   Realized
   Gains...........    (0.01)       --        --           (0.08)       (0.02)      (0.04)      (0.03)          --
                    --------   -------   -------        --------     --------     -------     -------      -------
   Total
    Distributions..    (0.13)    (0.03)       --           (0.26)       (0.17)      (0.21)      (0.17)          --
----------------------------------------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of
 Period............ $  10.14   $ 10.30   $  9.77        $  12.78     $  11.32     $ 11.12     $ 11.37      $ 10.91
=================   ========   ======== ==========      ========     ========     ========    ========    ==========
Total
 Return............    (0.25)%    5.79%    (2.30)%(D)      15.50%        3.44%      (0.23)%      5.87%        9.10%(D)
----------------------------------------------------------------------------------------------------------------------------
Net
 Assets,
 End of
 Period
 (thousands)....... $118,637   $93,698   $16,379        $136,348     $116,214     $98,887     $64,997      $40,483
Ratio of
 Expenses
 to
 Average
 Net
 Assets............     0.15%     0.18%     0.18%(C)(E)     0.40%(B)     0.40%(B)    0.40%(B)    0.40%(B)     0.40%(B)(C)(E)
Ratio of
 Expenses
 to
 Average
 Net
 Assets
 (Excluding
 Fees
 (Waived),
 (Expenses
 Reimbursed),
 and/or
 Previously
 Waived
 Fees
 Recovered
 by
 Advisor)..........     0.12%     0.19%     0.88%(C)(E)     0.51%(B)     0.52%(B)    0.54%(B)    0.66%(B)     0.93%(B)(C)(E)
Ratio of
 Net
 Investment
 Income
 to
 Average
 Net
 Assets............     1.92%     1.72%     1.29%(C)(E)     1.56%        1.54%       1.56%       1.27%        1.12%(C)(E)
Portfolio
 Turnover
 Rate..............       25%       21%        4%(D)         N/A          N/A         N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          VA EQUITY ALLOCATION PORTFOLIO
                                                                                          ------------------------------
                                                                                                      PERIOD
                                                                                                     JULY 10,
                                                                                                     2017(A)
                                                                                                        TO
                                                                                                     OCT. 31,
                                                                                                       2017
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................................................            $ 10.00
                                                                                                     -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).......................................................               0.03
  Net Gains (Losses) on Securities (Realized and Unrealized).............................               0.69
                                                                                                     -------
   Total from Investment Operations......................................................               0.72
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..................................................................                 --
  Net Realized Gains.....................................................................                 --
                                                                                                     -------
   Total Distributions...................................................................                 --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...........................................................            $ 10.72
========================================================================================= ==============================
Total Return.............................................................................               7.20%(D)
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................................................            $18,787
Ratio of Expenses to Average Net Assets (B)..............................................               0.32%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by Advisor and Fees Paid Indirectly) (B)........               0.66%(C)(E)
Ratio of Net Investment Income to Average Net Assets.....................................               0.99%(C)(E)
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, nine of which (the "Portfolios") are included in this report. The remaining ninety-one are presented in separate reports. The Portfolios are only available through a select group of insurance products. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio invest in other portfolios within the Fund and Dimensional Investment Group Inc. ("DIG") (the "Underlying Funds").

   At October 31, 2017, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                             UNDERLYING FUNDS
-                                            ----------------
DFA VA Global Moderate Allocation Portfolio  U.S. Core Equity 1 Portfolio                          -*
                                             U.S. Core Equity 2 Portfolio                          -*
                                             International Core Equity Portfolio                   -*
                                             Emerging Markets Core Equity Portfolio                -*
                                             DFA Two-Year Global Fixed Income Portfolio            -*
                                             DFA Selectively Hedged Global Fixed Income Portfolio  1%
                                             VA U.S. Large Value Portfolio                         1%
                                             VA International Value Portfolio                      1%
                                             DFA Real Estate Securities Portfolio                  -*
                                             VA Short-Term Fixed Portfolio                         3%
                                             VA Global Bond Portfolio                              5%

VA Equity Allocation Portfolio               U.S. Core Equity 1 Portfolio                          -*
                                             DFA Real Estate Securities Portfolio                  -*
                                             International Core Equity Portfolio                   -*
                                             Emerging Markets Core Equity Portfolio                -*
                                             VA U.S. Large Value Portfolio                         -*
                                             VA U.S. Targeted Value Portfolio                      1%
                                             U.S. Large Company Portfolio                          -*
                                             VA International Value Portfolio                      -*
                                             VA International Small Portfolio                      -*

* Amounts designated as -- are less than 1%.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the "Domestic Equity Portfolios") and by VA International Value Portfolio and VA International Small Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios' are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VIT Inflation-Protected Securities Portfolio (the "Fixed Income Portfolios"), are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA VA Global Moderate Allocation Portfolio and the VA Equity Allocation Portfolio of the Underlying Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. These securities are generally categorized as Level 1 in the hierarchy. A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the VA Global Bond Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Treasury Inflation-Protected Securities (TIPS): Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio;

Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.
   5. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.
   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.
   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:
   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              VA U.S. Targeted Value Portfolio............. 0.35%
              VA U.S. Large Value Portfolio................ 0.25%
              VA International Value Portfolio............. 0.40%
              VA International Small Portfolio............. 0.50%
              VA Short-Term Fixed Portfolio................ 0.25%
              VA Global Bond Portfolio..................... 0.22%*
              VIT Inflation-Protected Securities Portfolio. 0.10%
              DFA VA Global Moderate Allocation Portfolio.. 0.25%
              VA Equity Allocation Portfolio............... 0.30%

* The VA Global Bond Portfolio's investment management fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

   Pursuant to a Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the VIT
Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation

Portfolio, as described in the notes below. The Fee Waiver Agreements for the VIT Inflation-Protected Securities Portfolio and DFA VA Global Moderate Allocation Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement for the VA Equity Allocation Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreements shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2017, the Portfolios had the expense limits listed below based on a percentage of average net assets on an annualized basis. Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                   PREVIOUSLY       NET WAIVED FEES/
                                                   RECOVERY       WAIVED FEES/      EXPENSES ASSUMED
                                     EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  (RECOVERED PREVIOUSLY
                                    LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE     WAIVED FEES/
INSTITUTIONAL CLASS SHARES            AMOUNT   EXPENSES ASSUMED     RECOVERY        EXPENSES ASSUMED)
--------------------------          ---------- ---------------- ----------------- ---------------------
VIT Inflation-Protected Securities
  Portfolio (1)....................    0.18%         $34                --                $(34)
DFA VA Global Moderate
  Allocation Portfolio (2).........    0.40%          --              $389                 141
VA Equity Allocation Portfolio
  (3)..............................    0.40%          --                17                  17

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (2) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), and its investment in unaffiliated companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses of such class of shares to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                    FEES PAID
                                                    INDIRECTLY
                                                    ----------
                  VA International Value Portfolio.    $11
                  VA International Small Portfolio.     10
                  VA Global Bond Portfolio.........     10

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               VA U.S. Targeted Value Portfolio............. $ 7
               VA U.S. Large Value Portfolio................   8
               VA International Value Portfolio.............   6
               VA International Small Portfolio.............   5
               VA Short-Term Fixed Portfolio................   7
               VA Global Bond Portfolio.....................   8
               VIT Inflation-Protected Securities Portfolio.   1
               DFA VA Global Moderate Allocation Portfolio..   2
               VA Equity Allocation Portfolio...............  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                               U.S. GOVERNMENT   OTHER INVESTMENT
                                                 SECURITIES         SECURITIES
                                              ----------------- ------------------
                                              PURCHASES  SALES  PURCHASES  SALES
                                              --------- ------- --------- --------
VA U.S. Targeted Value Portfolio.............       --       -- $118,358  $ 83,197
VA U.S. Large Value Portfolio................       --       --  106,105    60,587
VA International Value Portfolio.............       --       --   67,442    41,695
VA International Small Portfolio.............       --       --   57,739    22,311
VA Short-Term Fixed Portfolio................  $34,704  $27,346  200,168   153,576
VA Global Bond Portfolio.....................    1,491    1,495  230,948   186,849
VIT Inflation-Protected Securities Portfolio.   55,289   26,361       --        --

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                             NET REALIZED                                        DIVIDEND   CAPITAL GAIN
                                             GAIN/(LOSS)    CHANGE IN                           INCOME FROM DISTRIBUTIONS
                                    PROCEEDS ON SALES OF   UNREALIZED                           AFFILIATED      FROM
               BALANCE AT PURCHASES   FROM    AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT   AFFILIATED
                10/31/16   AT COST   SALES    INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES   INVESTMENT
-              ---------- --------- -------- ------------ ------------- ---------- ------------ ----------- -------------
VA U.S.
 TARGETED
 VALUE
 PORTFOLIO
DFA Short
 Term
 Investment
 Fund.........  $ 59,269  $ 88,882  $112,168    $   3        $    (6)    $ 35,980     3,110       $  305          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........  $ 59,269  $ 88,882  $112,168    $   3        $    (6)    $ 35,980     3,110       $  305          --
                ========  ========  ========    =====        =======     ========     =====       ======        ====

VA U.S. LARGE VALUE PORTFOLIO
DFA Short
 Term
 Investment
 Fund.........  $ 17,015  $ 60,796  $ 73,308    $   1        $    (2)    $  4,502       389       $   53          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........  $ 17,015  $ 60,796  $ 73,308    $   1        $    (2)    $  4,502       389       $   53          --
                ========  ========  ========    =====        =======     ========     =====       ======        ====

VA INTERNATIONAL VALUE PORTFOLIO
DFA Short
 Term
 Investment
 Fund.........  $  6,242  $140,165  $135,630       --        $    (1)    $ 10,774       931       $   93          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........  $  6,242  $140,165  $135,630       --        $    (1)    $ 10,774       931       $   93          --
                ========  ========  ========    =====        =======     ========     =====       ======        ====

VA INTERNATIONAL SMALL PORTFOLIO
DFA Short
 Term
 Investment
 Fund.........  $ 13,493  $ 46,107  $ 39,909    $  (1)       $    (2)    $ 19,690     1,702       $  181          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........  $ 13,493  $ 46,107  $ 39,909    $  (1)       $    (2)    $ 19,690     1,702       $  181          --
                ========  ========  ========    =====        =======     ========     =====       ======        ====

VA SHORT-TERM FIXED PORTFOLIO
DFA Short
 Term
 Investment
 Fund.........  $    613  $ 67,486  $ 56,992       --             --     $ 11,107       960       $   45          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........  $    613  $ 67,486  $ 56,992       --             --     $ 11,107       960       $   45          --
                ========  ========  ========    =====        =======     ========     =====       ======        ====

VA GLOBAL BOND PORTFOLIO
DFA Short
 Term
 Investment
 Fund.........        --  $ 30,454  $ 28,911       --             --     $  1,543       133       $   49          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........        --  $ 30,454  $ 28,911       --             --     $  1,543       133       $   49          --
                ========  ========  ========    =====        =======     ========     =====       ======        ====

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
U.S. Core
 Equity 2
 Portfolio....  $ 34,762  $  8,771  $ 10,363    $ 510        $ 6,950     $ 40,630     1,944       $  644        $247

 International
 Core
 Equity
 Portfolio....    16,262     3,538     4,355       57          3,735       19,237     1,352          475          --
VA Global
 Bond
 Portfolio....    14,545     7,005     4,361      (75)           (73)      17,041     1,569          263          83
DFA
 Selectively
 Hedged
 Global
 Fixed
 Income
 Portfolio....    14,542     6,809     4,298     (284)           223       16,992     1,759          247          --
U.S. Core
 Equity 1
 Portfolio....    12,426     2,733     3,401      221          2,542       14,521       660          245          59
Emerging
 Markets
 Core
 Equity
 Portfolio....     5,695     1,403     1,421       14          1,287        6,978       312          125          --
DFA
 Two-Year
 Global
 Fixed
 Income
 Portfolio....     5,831     2,570     1,595      (17)            18        6,807       682           64          --
VA
 Short-Term
 Fixed
 Portfolio....     5,825     2,553     1,594       --             17        6,801       662           42          --
VA U.S.
 Large
 Value
 Portfolio....     2,495       495       608       30            494        2,906       108           50          19
DFA Real
 Estate
 Securities
 Portfolio....     1,882       807       474      (23)            50        2,242        64           61          17
VA
 International
 Value
 Portfolio....     1,832       361       465      (22)           441        2,147       158           58          --
                --------  --------  --------    -----        -------     --------     -----       ------        ----
TOTAL.........  $116,097  $ 37,045  $ 32,935    $ 411        $15,684     $136,302     9,270       $2,274        $425
                ========  ========  ========    =====        =======     ========     =====       ======        ====

                                             NET REALIZED                                        DIVIDEND   CAPITAL GAIN
                                             GAIN/(LOSS)    CHANGE IN                           INCOME FROM DISTRIBUTIONS
                                    PROCEEDS ON SALES OF   UNREALIZED                           AFFILIATED      FROM
               BALANCE AT PURCHASES   FROM    AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT   AFFILIATED
                10/31/16   AT COST   SALES    INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES   INVESTMENT
-              ---------- --------- -------- ------------ ------------- ---------- ------------ ----------- -------------
VA EQUITY ALLOCATION PORTFOLIO
U.S. Core
 Equity 1
 Portfolio
 of...........     --      $ 4,643    $18         --         $  292      $ 4,917       224          $19          --
U.S.
 Large
 Company
 Portfolio
 of...........     --        3,734     13         --            219        3,940       196           17          --

 International
 Core
 Equity
 Portfolio
 of...........     --        2,766     29         --            200        2,937       206           12          --
VA U.S.
 Targeted
 Value
 Portfolio
 of...........     --        2,081      3         --            130        2,208       108           --          --
Emerging
 Markets
 Core
 Equity
 Portfolio
 of...........     --        1,379     --         --            101        1,480        66           12          --
VA U.S.
 Large
 Value
 Portfolio
 of...........     --        1,160     --         --             65        1,225        46           --          --
VA
 International
 Small
 Portfolio
 of...........     --          846      8         --             67          905        63           --          --
VA
 International
 Value
 Portfolio
 of...........     --          627     --         --             53          680        50           --          --
DFA Real
 Estate
 Securities
 Portfolio
 of...........     --          466      4         --             11          473        14            1          --
                   --      -------    ---         --         ------      -------       ---          ---          --
TOTAL.........     --      $17,702    $75         --         $1,138      $18,765       973          $61          --
                   ==      =======    ===         ==         ======      =======       ===          ===          ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", and net foreign currency gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                   INCREASE       INCREASE
                                                                  (DECREASE)     (DECREASE)
                                                   INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                  (DECREASE)    NET INVESTMENT  NET REALIZED
                                                PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                --------------- -------------- --------------
VA U.S. Targeted Value Portfolio...............          --         $  16          $  (16)
VA U.S. Large Value Portfolio..................          --            --              --
VA International Value Portfolio...............     $(2,412)           --           2,412
VA International Small Portfolio...............          --           171            (171)
VA Short-Term Fixed Portfolio..................          --            --              --
VA Global Bond Portfolio.......................          --          (482)            482
VIT Inflation - Protected Securities Portfolio.          --           104            (104)
DFA VA Global Moderate Allocation Portfolio....          --             2              (2)
VA Equity Allocation Portfolio.................          --            --              --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                                NET INVESTMENT
                                                  INCOME AND
                                                  SHORT-TERM     LONG-TERM
                                                CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                -------------- ------------- -------
VA U.S. Targeted Value Portfolio
2016...........................................     $4,936        $10,897    $15,833
2017...........................................      4,050          8,434     12,484
VA U.S. Large Value Portfolio
2016...........................................      4,847         10,777     15,624
2017...........................................      5,468          2,110      7,578
VA International Value Portfolio
2016...........................................      4,932             --      4,932
2017...........................................      5,740             --      5,740
VA International Small Portfolio
2016...........................................      2,921          3,999      6,920
2017...........................................      4,590            293      4,883
VA Short-Term Fixed Portfolio
2016...........................................        702             45        747
2017...........................................      1,351             --      1,351
VA Global Bond Portfolio
2016...........................................      3,881            786      4,667
2017...........................................      4,711          1,280      5,991
VIT Inflation - Protected Securities Portfolio
2016...........................................         55             --         55
2017...........................................      1,195             10      1,205
DFA VA Global Moderate Allocation Portfolio
2016...........................................      1,376            196      1,572
2017...........................................      1,956            842      2,798
VA Equity Allocation Portfolio
2017...........................................         --             --         --

   VA Equity Allocation Portfolio commenced operations on July 10, 2017 and did not pay any distributions for the year ended October 31, 2016.

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                      UNDISTRIBUTED                                               TOTAL NET
                                      NET INVESTMENT                                            DISTRIBUTABLE
                                        INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                        SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                      CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                      -------------- ------------- ------------- -------------- -------------
VA U.S. Targeted Value Portfolio.....     $9,264        $14,148            --       $46,532       $ 69,944
VA U.S. Large Value Portfolio........      6,582         14,206            --        99,227        120,015
VA International Value Portfolio.....      6,442             --       $(5,191)       25,534         26,785
VA International Small Portfolio.....      5,942          5,190            --        34,585         45,717
VA Short-Term Fixed Portfolio........      2,051             --           (93)         (296)         1,662
VA Global Bond Portfolio.............      4,744            150            --          (624)         4,270
VIT Inflation - Protected Securities
  Portfolio..........................      1,743             --          (158)         (977)           608
DFA VA Global Moderate Allocation
  Portfolio..........................      1,004          1,029            --        19,490         21,523
VA Equity Allocation Portfolio.......         54             --            --         1,137          1,191

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                        UNLIMITED TOTAL
                                                        --------- ------
        VA U.S. Targeted Value Portfolio...............      --       --
        VA U.S. Large Value Portfolio..................      --       --
        VA International Value Portfolio...............  $5,191   $5,191
        VA International Small Portfolio...............      --       --
        VA Short-Term Fixed Portfolio..................      93       93
        VA Global Bond Portfolio.......................      --       --
        VIT Inflation - Protected Securities Portfolio.     158      158
        DFA VA Global Moderate Allocation Portfolio....      --       --
        VA Equity Allocation Portfolio.................      --       --

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                    VA International Value Portfolio. $1,845

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                        NET
                                                                                     UNREALIZED
                                                FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                                TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                                -------- ------------ ------------ --------------
VA U.S. Targeted Value Portfolio............... $316,386   $ 73,276     $(26,745)     $46,531
VA U.S. Large Value Portfolio..................  279,886    107,315       (8,088)      99,227
VA International Value Portfolio...............  235,155     38,645      (13,110)      25,535
VA International Small Portfolio...............  210,662     56,325      (21,741)      34,584
VA Short-Term Fixed Portfolio..................  261,233         44         (340)        (296)
VA Global Bond Portfolio.......................  309,890      2,337       (2,961)        (624)
VIT Inflation - Protected Securities Portfolio.  119,336         62       (1,040)        (978)
DFA VA Global Moderate Allocation Portfolio....  116,864     19,490           --       19,490
VA Equity Allocation Portfolio.................   17,627      1,137           --        1,137

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

   2. Inflation Protection Risks: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the VIT Inflation-Protected Securities Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by the Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. In addition, positive adjustments to principal generally will result in taxable income to the Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Forward Currency Contracts: The International Equity Portfolios may acquire and sell forward currency contracts in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. In addition, the International Equity Portfolios may, from time to time, enter into forward currency contracts to transfer balances from one currency to another currency. The VA Global Bond Portfolio may enter into forward currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. Futures Contracts: The VA International Value Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The VA International Value Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

   Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                 FORWARD
                                                CURRENCY
                                                CONTRACTS FUTURES
                                                --------- -------
              VA International Value Portfolio.       --   $262
              VA Global Bond Portfolio.........  $25,783     --

   The following is a summary of the location of derivatives on the Portfolio's Statement of Assets and Liabilities as of October 31, 2017:

                           LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
                           ---------------------------------------------------
 DERIVATIVE TYPE              ASSET DERIVATIVES        LIABILITY DERIVATIVES
 ---------------           ------------------------   ------------------------
 Forward Currency          Unrealized Gain on         Unrealized Loss on
   Contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2017 (amounts in thousands):

                                         ASSET DERIVATIVES VALUE
                                        -------------------------
                                          TOTAL VALUE      FORWARD
                                               AT         CURRENCY
                                        OCTOBER 31, 2017  CONTRACTS
                                        ----------------  ---------
              VA Global Bond Portfolio.      $1,367        $1,367

                                        LIABILITY DERIVATIVES VALUE
                                        -------------------------
                                          TOTAL VALUE      FORWARD
                                               AT         CURRENCY
                                        OCTOBER 31, 2017  CONTRACTS
                                        ----------------  ---------
              VA Global Bond Portfolio.      $  (58)       $  (58)

   The following is a summary of the location on the Portfolios' Statement of Operations of realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings through the year ended October 31, 2017:

DERIVATIVE TYPE             LOCATION OF GAIN (LOSS) ON DERIVATIVES
---------------             --------------------------------------
Forward Currency Contracts  Net Realized Gain (Loss) on: Forward Currency Contracts
Equity Contracts            Net Realized Gain (Loss) on: Futures
                            Change in Unrealized Appreciation (Depreciation) of: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2017 (amounts in thousands):

                                             REALIZED GAIN (LOSS) ON
                                                   DERIVATIVES
                                            -------------------------
                                                    FORWARD
                                                   CURRENCY   EQUITY
                                            TOTAL  CONTRACTS CONTRACTS
                                            -----  --------- ---------
          VA International Value Portfolio. $  10       --      $10*
          VA Global Bond Portfolio.........  (445)   $(445)      --

                                           CHANGE IN UNREALIZED
                                        APPRECIATION (DEPRECIATION) ON
                                               DERIVATIVES
                                        ------------------------------
                                                  FORWARD
                                                 CURRENCY    EQUITY
                                        TOTAL    CONTRACTS  CONTRACTS
                                         ------  ---------  ---------
              VA Global Bond Portfolio. $1,245    $1,245       --

* As of October 31, 2017, there were no futures contracts outstanding. During the year ended October 31, 2017, the Fund had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the "Statement of assets and liabilities."

   The following table presents the VA Global Bond Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2017 (Amounts in thousands):

                            NET                                                   NET
                          AMOUNTS                                               AMOUNTS
                            OF        GROSS AMOUNTS NOT                           OF        GROSS AMOUNTS NOT
                          ASSETS        OFFSET IN THE                         LIABILITIES     OFFSET IN THE
                         PRESENTED   STATEMENTS OF ASSETS                      PRESENTED   STATEMENTS OF ASSETS
               GROSS      IN THE       AND LIABILITIES               GROSS      IN THE       AND LIABILITIES
             AMOUNTS OF STATEMENTS  ----------------------        AMOUNTS OF  STATEMENTS  ----------------------
             RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
               ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION     (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------  ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                    ASSETS                                             LIABILITIES
             ---------------------------------------------------- -----------------------------------------------------
VA GLOBAL
 BOND
 PORTFOLIO
Forward
 Currency
 Contracts..   $1,367     $1,367       $(58)        --     $1,309     $58         $58        $(58)        --       --

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                               WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                AVERAGE    AVERAGE LOAN     DAYS     EXPENSE  BORROWED DURING
                                             INTEREST RATE   BALANCE    OUTSTANDING* INCURRED   THE PERIOD
                                             ------------- ------------ ------------ -------- ---------------
VA U.S. Targeted Value Portfolio............     1.79%        $  776         41        $ 2        $ 2,216
VA U.S. Large Value Portfolio...............     1.68%           929         44          2          2,976
VA International Value Portfolio............     1.44%           738         27          1          3,888
VA International Small Portfolio............     1.91%            13          1         --             13
DFA VA Global Moderate Allocation Portfolio.     1.63%         1,382         29          2         24,087
VA Equity Allocation Portfolio..............     1.91%            23          6         --             27

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

    PORTFOLIO                         PURCHASES  SALES  REALIZED GAIN (LOSS)
    ---------                         --------- ------- --------------------
    VA U.S. Targeted Value Portfolio.  $12,565  $27,248        $6,238
    VA U.S. Large Value Portfolio....   11,964    6,478         1,218
    VA International Value Portfolio.    3,771    3,209           285
    VA International Small Portfolio.    2,995    2,301           820

J. SECURITIES LENDING:

   As of October 31, 2017, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short-and/or long-term U.S Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                     MARKET
                                                     VALUE
                                                     -------
                   VA U.S. Targeted Value Portfolio. $14,921
                   VA U.S. Large Value Portfolio....   1,739
                   VA International Value Portfolio.     171
                   VA International Small Portfolio.   1,233

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                                      REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                   AS OF OCTOBER 31, 2017
                                  --------------------------------------------------------
                                  OVERNIGHT AND            BETWEEN
                                   CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                                  ------------- -------- ------------ -------- -----------
SECURITIES LENDING TRANSACTIONS
VA U.S. TARGETED VALUE PORTFOLIO
Common Stocks....................  $35,980,238     --         --         --    $35,980,238
VA U.S. LARGE VALUE PORTFOLIO
Common Stocks....................    4,502,203     --         --         --      4,502,203
VA INTERNATIONAL VALUE PORTFOLIO
Common Stocks....................   10,774,478     --         --         --     10,774,478
VA INTERNATIONAL SMALL PORTFOLIO
Common Stocks....................   19,690,162     --         --         --     19,690,162
VA SHORT-TERM FIXED PORTFOLIO
Bonds............................   11,106,856     --         --         --     11,106,856
VA GLOBAL BOND PORTFOLIO
Bonds............................    1,542,866     --         --         --      1,542,866

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                         APPROXIMATE
                                                          PERCENTAGE
                                            NUMBER OF   OF OUTSTANDING
                                           SHAREHOLDERS     SHARES
                                           ------------ --------------
         VA U.S. Targeted Value Portfolio.      5             74%
         VA U.S. Large Value Portfolio....      4             72%
         VA International Value Portfolio.      5             81%
         VA International Small Portfolio.      5             73%
         VA Short-Term Fixed Portfolio....      5             79%
         VA Global Bond Portfolio.........      5             79%

                                                               APPROXIMATE
                                                                PERCENTAGE
                                                  NUMBER OF   OF OUTSTANDING
                                                 SHAREHOLDERS     SHARES
                                                 ------------ --------------
   VIT Inflation-Protected Securities Portfolio.      5             94%
   DFA VA Global Moderate Allocation Portfolio..      5             92%
   VA Equity Allocation Portfolio...............      2            100%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The VA U.S. Large Value Portfolio has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the VA U.S. Large Value Portfolio, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs have petitioned the Supreme Court of the United States to review the Second Circuit's ruling, and that petition is pending. On January 6, 2017, the Court granted the shareholder defendant's motion to dismiss the claims against them in the Committee Action. The Trustee requested that the Court certify the dismissal order for appeal to the Second Circuit, and the District Court advised that it will certify the dismissal order for appeal after it rules on the additional pending motions to dismiss (not involving the shareholder defendants).

   Litigation counsel to the VA U.S. Large Value Portfolio in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the VA U.S. Large Value Portfolio arising from the Lawsuits. Until the VA U.S. Large Value Portfolio can do so, no reduction of the net asset value of the VA U.S. Large Value Portfolio will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of the VA U.S. Large Value Portfolio at this time.

   The VA U.S. Large Value Portfolio also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of the VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on the net asset value of the VA U.S. Large Value Portfolio, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by the VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expenses incurred by the VA U.S. Large Value Portfolio.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (nine of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.



                                                                                                    PORTFOLIOS WITHIN
                                                                                                      THE DFA FUND
    NAME, ADDRESS AND                         TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/
     YEAR OF BIRTH             POSITION       LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN
-----------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES/DIRECTORS
----------------------------------------------------------------------------------------------------------------------
George M.                  Director of         DFAIDG- Since         Leo Melamed Professor of       126 portfolios in
Constantinides             DFAIDG and DIG      1983                  Finance, University of         4 investment
University of              Trustee of DFAITC   DIG- Since 1993       Chicago Booth School of        companies
Chicago Booth              and DEM             DFAITC- Since         Business (since 1978).
School of Business                             1992
5807 S. Woodlawn                               DEM- Since 1993
Avenue
Chicago, IL 60637
1947
-----------------------------------------------------------------------------------------------------------------------
Douglas W.                 Director of         DFAIDG- Since         Merton H. Miller               126 portfolios in
Diamond                    DFAIDG and DIG      June 2017             Distinguished Service          4 investment
University of              Trustee of DFAITC   DIG- Since June       Professor of Finance,          companies
Chicago Booth              and DEM             2017                  University of Chicago Booth
School of Business                             DFAITC- Since         School of Business (since
5807 S. Woodlawn                               June 2017             1988). Visiting Scholar,
Avenue                                         DEM- Since June       Federal Reserve Bank of
Chicago, IL 60637                              2017                  Richmond (since
1953                                                                 1990). Formerly, Fischer
                                                                     Black Visiting Professor of
                                                                     Financial Economics, Alfred
                                                                     P. Sloan School of
                                                                     Management, Massachusetts
                                                                     Institute of Technology (2015
                                                                     to 2016).
-----------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson          Director of         DFAIDG- Since         Professor in Practice          126 portfolios in
Yale School of             DFAIDG and DIG      1981                  Emeritus of Finance, Yale      4 investment
Management                 Trustee of DFAITC   DIG- Since 1993       School of Management (since    companies
P.O. Box 208200            and DEM             DFAITC- Since         1984). Chairman, CIO and
New Haven, CT 06520-                           1992                  Partner, Zebra Capital
8200                                           DEM- Since 1993       Management, LLC (hedge fund
1943                                                                 and asset manager) (since
                                                                     2001). Formerly, Consultant
                                                                     to Morningstar, Inc.
                                                                     (2006-2016).
-----------------------------------------------------------------------------------------------------------------------
Edward P. Lazear           Director of         DFAIDG- Since         Distinguished Visiting         126 portfolios in
Stanford University        DFAIDG and DIG      2010                  Fellow, Becker Friedman        4 investment
Graduate School of         Trustee of DFAITC   DIG- Since 2010       Institute for Research in      companies
Business                   and DEM             DFAITC- Since         Economics, University of
Knight Management Center,                      2010                  Chicago (since 2015). Morris
E346                                           DEM- Since 2010       Arnold Cox Senior Fellow,
Stanford, CA 94305                                                   Hoover Institution (since
1948                                                                 2002). Jack Steele Parker
                                                                     Professor of Human Resources
                                                                     Management and Economics,
                                                                     Graduate School of Business,
                                                                     Stanford University (since
                                                                     1995). Cornerstone Research
                                                                     (expert testimony and
                                                                     economic and financial
                                                                     analysis) (since 2009).
-----------------------------------------------------------------------------------------------------------------------
Myron S. Scholes           Director of         DFAIDG- Since         Chief Investment Strategist,   126 portfolios in
c/o Dimensional Fund       DFAIDG and DIG      1981                  Janus Henderson Investors      4 investment
Advisors LP                Trustee of DFAITC   DIG- Since 1993       (since 2014). Frank E. Buck    companies
6300 Bee Cave Road,        and DEM             DFAITC- Since         Professor of Finance,
Building One                                   1992                  Emeritus, Graduate School of
Austin, TX 78746                               DEM- Since 1993       Business, Stanford University
1941                                                                 (since 1981).







-----------------------------------------------------------------------------------------------------------------------

                                    OTHER
                               DIRECTORSHIPS OF
                                   PUBLIC
                                  COMPANIES
 PRINCIPAL OCCUPATION DURING     HELD DURING
        PAST 5 YEARS            PAST 5 YEARS
------------------------------------------------

------------------
Leo Melamed Professor of       None
Finance, University of
Chicago Booth School of
Business (since 1978).





------------------------------------------------
Merton H. Miller               None
Distinguished Service
Professor of Finance,
University of Chicago Booth
School of Business (since
1988). Visiting Scholar,
Federal Reserve Bank of
Richmond (since
1990). Formerly, Fischer
Black Visiting Professor of
Financial Economics, Alfred
P. Sloan School of
Management, Massachusetts
Institute of Technology (2015
to 2016).
------------------------------------------------
Professor in Practice          None
Emeritus of Finance, Yale
School of Management (since
1984). Chairman, CIO and
Partner, Zebra Capital
Management, LLC (hedge fund
and asset manager) (since
2001). Formerly, Consultant
to Morningstar, Inc.
(2006-2016).
------------------------------------------------
Distinguished Visiting         None
Fellow, Becker Friedman
Institute for Research in
Economics, University of
Chicago (since 2015). Morris
Arnold Cox Senior Fellow,
Hoover Institution (since
2002). Jack Steele Parker
Professor of Human Resources
Management and Economics,
Graduate School of Business,
Stanford University (since
1995). Cornerstone Research
(expert testimony and
economic and financial
analysis) (since 2009).
------------------------------------------------
Chief Investment Strategist,   Formerly,
Janus Henderson Investors      Adviser,
(since 2014). Frank E. Buck    Kuapay, Inc.
Professor of Finance,          (2013-
Emeritus, Graduate School of   2014). Formerly,
Business, Stanford University  Director,
(since 1981).                  American
                               Century Fund
                               Complex
                               (registered
                               investment
                               companies)
                               (43 Portfolios)
                               (1980-2014).
------------------------------------------------



                                                                                                  PORTFOLIOS WITHIN
                                                                                                    THE DFA FUND
   NAME, ADDRESS AND                        TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/
    YEAR OF BIRTH            POSITION       LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN
---------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES/DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Abbie J. Smith           Director of         DFAIDG- Since         Boris and Irene Stern          126 portfolios in
University of            DFAIDG and DIG      2000                  Distinguished Service          4 investment
Chicago Booth            Trustee of DFAITC   DIG- Since 2000       Professor of Accounting,       companies
School of Business       and DEM             DFAITC- Since         University of Chicago Booth
5807 S. Woodlawn Avenue                      2000                  School of Business (since
Chicago, IL 60637                            DEM- Since 2000       1980).
1953



















---------------------------------------------------------------------------------------------------------------------

                                    OTHER
                               DIRECTORSHIPS OF
                                   PUBLIC
                                  COMPANIES
 PRINCIPAL OCCUPATION DURING     HELD DURING
        PAST 5 YEARS            PAST 5 YEARS
------------------------------------------------

------------------
Boris and Irene Stern          Lead Director,
Distinguished Service          (beginning May
Professor of Accounting,       2014) and
University of Chicago Booth    Director (since
School of Business (since      2000), HNI
1980).                         Corporation
       (formerly
                               known as HON
                               Industries Inc.)
                               (office
                               furniture);
                               Director, Ryder
                               System Inc.
                               (transportation,
                               logistics and
                               supply-chain
                               management)
                               (since 2003);
                               and Trustee,
                               UBS Funds (3
                               investment
                               companies
                               within the fund
                               complex) (24
                               portfolios)
                               (since 2009).
------------------------------------------------



                                                                                              PORTFOLIOS WITHIN
                                                                                                THE DFA FUND
 NAME, ADDRESS AND                      TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/
  YEAR OF BIRTH          POSITION       LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN
-----------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEES/DIRECTORS*
----------------------------------------------------------------------------------------------------------------
David G. Booth       Chairman            DFAIDG- Since         Chairman, Director/Trustee,    126 portfolios in
6300 Bee Cave Road,  Director of         1981                  and formerly, President and    4 investment
Building One         DFAIDG and DIG      DIG- Since 1992       Co-Chief Executive Officer     companies
Austin, TX 78746     Trustee of DFAITC   DFAITC- Since         (each until March 2017) of
1946                 and DEM             1992                  Dimensional Emerging Markets
                                         DEM- Since 1993       Value Fund ("DEM"), DFAIDG,
                                                               Dimensional Investment Group
                                                               Inc. ("DIG") and The DFA
                                                               Investment Trust Company
                                                               ("DFAITC"). Executive
                                                               Chairman, and formerly,
                                                               President and Co-Chief
                                                               Executive Officer (each until
                                                               February 2017) of Dimensional
                                                               Holdings Inc., Dimensional
                                                               Fund Advisors LP and DFA
                                                               Securities LLC (collectively
                                                               with DEM, DFAIDG, DIG and
                                                               DFAITC, the "DFA Entities").
                                                               Chairman and Director (since
                                                               2009) and formerly Co-Chief
                                                               Executive Officer (2010- June
                                                               2017) of Dimensional Fund
                                                               Advisors Canada ULC. Trustee,
                                                               University of Chicago (since
                                                               2002). Trustee, University of
                                                               Kansas Endowment Association
                                                               (since 2005). Formerly,
                                                               Director of Dimensional Fund
                                                               Advisors Ltd. (2002 - July
                                                               2017), DFA Australia Limited
                                                               (1994 - July 2017),
                                                               Dimensional Advisors Ltd.
                                                               (2012 - July 2017),
                                                               Dimensional Funds plc (2006 -
                                                               July 2017) and Dimensional
                                                               Funds II plc (2006 - July
                                                               2017). Formerly, Director and
                                                               President of Dimensional
                                                               Japan Ltd. (2012 - April
                                                               2017). Formerly, President,
                                                               Dimensional SmartNest (US)
                                                               LLC (2009-2014); and Limited
                                                               Partner, VSC Investors, LLC
                                                               (2007 to 2015). Formerly,
                                                               Chairman, Director, President
                                                               and Co-Chief Executive
                                                               Officer of Dimensional Cayman
                                                               Commodity Fund I Ltd.
                                                               (2010-September 2017).

                                    OTHER
                               DIRECTORSHIPS OF
                                   PUBLIC
                                  COMPANIES
 PRINCIPAL OCCUPATION DURING     HELD DURING
        PAST 5 YEARS            PAST 5 YEARS
------------------------------------------------

------------------
Chairman, Director/Trustee,         None
and formerly, President and
Co-Chief Executive Officer
(each until March 2017) of
Dimensional Emerging Markets
Value Fund ("DEM"), DFAIDG,
Dimensional Investment Group
Inc. ("DIG") and The DFA
Investment Trust Company
("DFAITC"). Executive
Chairman, and formerly,
President and Co-Chief
Executive Officer (each until
February 2017) of Dimensional
Holdings Inc., Dimensional
Fund Advisors LP and DFA
Securities LLC (collectively
with DEM, DFAIDG, DIG and
DFAITC, the "DFA Entities").
Chairman and Director (since
2009) and formerly Co-Chief
Executive Officer (2010- June
2017) of Dimensional Fund
Advisors Canada ULC. Trustee,
University of Chicago (since
2002). Trustee, University of
Kansas Endowment Association
(since 2005). Formerly,
Director of Dimensional Fund
Advisors Ltd. (2002 - July
2017), DFA Australia Limited
(1994 - July 2017),
Dimensional Advisors Ltd.
(2012 - July 2017),
Dimensional Funds plc (2006 -
July 2017) and Dimensional
Funds II plc (2006 - July
2017). Formerly, Director and
President of Dimensional
Japan Ltd. (2012 - April
2017). Formerly, President,
Dimensional SmartNest (US)
LLC (2009-2014); and Limited
Partner, VSC Investors, LLC
(2007 to 2015). Formerly,
Chairman, Director, President
and Co-Chief Executive
Officer of Dimensional Cayman
Commodity Fund I Ltd.
(2010-September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                            TERM OF OFFICE/1/
NAME AND YEAR OF                             AND LENGTH OF
     BIRTH                POSITION              SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Valerie A. Brown  Vice President and          Since 2001       Vice President and Assistant Secretary of all the DFA
1967              Assistant Secretary                          Entities, DFA Australia Limited, Dimensional Fund Advisors
                                                               Ltd., Dimensional Cayman Commodity Fund I Ltd., Dimensional
                                                               Fund Advisors Pte. Ltd. and Dimensional Hong Kong Limited.
                                                               Director, Vice President and Assistant Secretary of
                                                               Dimensional Fund Advisors Canada ULC.
---------------------------------------------------------------------------------------------------------------------------
David P. Butler   Co-Chief Executive          Since 2017       Co-Chief Executive Officer of all the DFA entities (since
1964              Officer                                      2017); Director of Dimensional Holdings Inc. (since
                                                               February 2017), Dimensional Fund Advisors Canada ULC (since
                                                               March 2017), Dimensional Japan Ltd. (since April 2017),
                                                               Dimensional Advisors Ltd. (since July 2017), DFA Australia
                                                               Limited (since July 2017) and Dimensional Fund Advisors
                                                               Ltd. (since August 2017); Director and Co-Chief Executive
                                                               Officer of Dimensional Cayman Commodity Fund I Ltd. (since
                                                               September 13, 2017). Formerly, Vice President (October 2007
                                                               to February 2017), of all the DFA Entities. Head of Global
                                                               Financial Advisor Services (since October 2007) for
                                                               Dimensional Fund Advisors LP.
---------------------------------------------------------------------------------------------------------------------------
Stephen A. Clark  Executive Vice President    Since 2017       Executive Vice President (since March 2017) and formerly,
1972                                                           Vice President (2004 to March 2017), of all the DFA
                                                               Entities. Director and Vice President (since February 2016)
                                                               of Dimensional Japan Ltd. President and Director (since
                                                               February 2016) of Dimensional Fund Advisors Canada ULC.
                                                               Vice President (since April 2008) and Director (since
                                                               October 2016) of DFA Australia Limited. Director (since
                                                               April 2016) of Dimensional Advisors Ltd., Dimensional Fund
                                                               Advisors Pte. Ltd., and Dimensional Hong Kong Limited. Vice
                                                               President (since June 2016) of Dimensional Fund Advisors
                                                               Pte. Ltd. Head of Global Institutional Services (since
                                                               January 2014) for Dimensional Fund Advisors LP. Formerly,
                                                               Vice President (December 2010-February 2016) of Dimensional
                                                               Fund Advisors Canada ULC; and Head of Institutional, North
                                                               America (March 2012 to December 2013) for Dimensional Fund
                                                               Advisors LP.
---------------------------------------------------------------------------------------------------------------------------
Christopher S.    Vice President and          Since 2004       Vice President and Global Chief Compliance Officer of all
Crossan           Global Chief Compliance                      the DFA Entities, DFA Australia Limited and Dimensional
1965              Officer                                      Fund Advisors Ltd. Chief Compliance Officer and Chief
                                                               Privacy Officer of Dimensional Fund Advisors Canada ULC
                                                               (since October 2006 and March 2015, respectively), Chief
                                                               Compliance Officer of Dimensional Fund Advisors Pte. Ltd.
                                                               (since October 2012) and Dimensional Japan Ltd. (since
                                                               February 2017). Formerly, Vice President and Global Chief
                                                               Compliance Officer (October 2010-2014) for Dimensional
                                                               SmartNest (US) LLC.
---------------------------------------------------------------------------------------------------------------------------
(Michael) Sam     Executive Vice President    Since 2017       Executive Vice President and Chief Operating Officer of the
Gilliland                                                      DFA Fund Complex (since March 2017). Executive Vice
1962                                                           President (since February 2017), Senior Advisor and Chief
                                                               Operating Officer (since February 2016) of Dimensional
                                                               Funds Advisors LP, Dimensional Holdings Inc. and
                                                               Dimensional Investment LLC. Executive Vice President (since
                                                               February 2017) of DFA Securities LLC. Director of
                                                               Dimensional Advisors Ltd. (since February 2017),
                                                               Dimensional Hong Kong Limited (since February 2017) and DFA
                                                               Australia Limited (since October 2016). Formerly,
                                                               Consultant for MSG Consulting (August 2013-February 2017),
                                                               and Chairman and Chief Executive Officer of Sabre Holdings
                                                               (December 2003-August 2013).
---------------------------------------------------------------------------------------------------------------------------

                                           TERM OF OFFICE/1/
NAME AND YEAR OF                            AND LENGTH OF
      BIRTH               POSITION             SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle  Vice President, Chief   Since 2015         Vice President, Chief Financial Officer, and Treasurer of
1958               Financial Officer, and                     all the DFA Entities. Chief Financial Officer, Treasurer
                   Treasurer                                  and Vice President of Dimensional Advisors Ltd.,
                                                              Dimensional Fund Advisors Ltd., Dimensional Hong Kong
                                                              Limited, Dimensional Cayman Commodity Fund I Ltd.,
                                                              Dimensional Fund Advisors Canada ULC, Dimensional Fund
                                                              Advisors Pte. Ltd and DFA Australia Limited. Director
                                                              (since August 2016) for Dimensional Funds plc and
                                                              Dimensional Funds II plc. Formerly, interim Chief Financial
                                                              Officer and interim Treasurer of all the DFA Entities
                                                              (April 2016-September 2016); interim Chief Financial
                                                              Officer and interim Treasurer (April 2016-July 2016) of
                                                              Dimensional Fund Advisors LP, Dimensional Fund Advisors
                                                              Ltd., DFA Australia Limited, Dimensional Advisors Ltd.,
                                                              Dimensional Fund Advisors Pte. Ltd, Dimensional Hong Kong
                                                              Limited, Dimensional Cayman Commodity Fund I Ltd.,
                                                              Dimensional Fund Advisors Canada ULC; Controller (August
                                                              2015-September 2016) of all the DFA Entities; Controller
                                                              (August 2015-July 2016) Dimensional Fund Advisors LP; Vice
                                                              President of T. Rowe Price Group, Inc. and Director of
                                                              Investment Treasury and Treasurer of the T. Rowe Price
                                                              Funds (March 2008-July 2015).
--------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon       Vice President and      Vice President     Vice President and Assistant Secretary (since 2004 and
1973               Assistant Secretary     since 2004 and     March 2017, respectively) of all the DFA Entities and
                                           Assistant          Dimensional Cayman Commodity Fund I Ltd.
                                           Secretary since
                                           2017
--------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell  Vice President          Since 2010         Vice President of all the DFA Entities and Dimensional
1972                                                          Cayman Commodity Fund I Ltd.
--------------------------------------------------------------------------------------------------------------------------
Catherine L.       President and General   Since 2017         President and General Counsel (since March 2017), and
Newell             Counsel                                    formerly, Vice President and Secretary (1997 and 2000,
1964                                                          respectively, to March 2017), of all the DFA Entities.
                                                              Director, Vice President and Secretary of DFA Australia
                                                              Limited and Dimensional Fund Advisors Ltd. (since February
                                                              2002, April 1997, and May 2002, respectively). Vice
                                                              President and Secretary of Dimensional Fund Advisors Canada
                                                              ULC (since June 2003), Dimensional Cayman Commodity Fund I
                                                              Ltd., Dimensional Japan Ltd (since February 2012),
                                                              Dimensional Advisors Ltd. (since March 2012) and
                                                              Dimensional Fund Advisors Pte. Ltd. (since June 2012).
                                                              Director of Dimensional Funds plc and Dimensional Funds II
                                                              plc (since 2002 and 2006, respectively). Director of
                                                              Dimensional Japan Ltd., Dimensional Advisors Ltd.,
                                                              Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong
                                                              Kong Limited (since August 2012 and July 2012). Formerly,
                                                              Vice President and Secretary (October 2010-November 2014)
                                                              of Dimensional SmartNest (US) LLC.
--------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz  Vice President and      Since 2013         Vice President and Deputy Chief Compliance Officer of all
1961               Deputy Chief                               the DFA Entities. Deputy Chief Compliance Officer (since
                   Compliance Officer                         December 2012) of Dimensional Fund Advisors LP.
--------------------------------------------------------------------------------------------------------------------------
Carolyn L. O       Vice President and      Vice President     Vice President and Secretary (since 2010 and March 2017,
1974               Secretary               since 2010 and     respectively) of all the DFA Entities, Dimensional Cayman
                                           Secretary since    Commodity Fund I Ltd., and Dimensional Fund Advisors Canada
                                           2017               ULC (since April 2016).
--------------------------------------------------------------------------------------------------------------------------

                                        TERM OF OFFICE/1/
 NAME AND YEAR OF                        AND LENGTH OF
      BIRTH              POSITION           SERVICE                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive    Since 2017       Co-Chief Executive Officer and Chief Investment Officer of DFAIDG,
1976                Officer and Chief                      DFAITC, DIG and DEM (since September, 2017) and Dimensional
                    Investment Officer                     Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC
                                                           and Dimensional Fund Advisors Canada ULC (since September,
                                                           2017); Chief Investment Officer and Director of DFA Australia Limited
                                                           (since September, 2017 and October 2017, respectively); Director,
                                                           Co-Chief Executive Officer and Chief Investment Officer of
                                                           Dimensional Cayman Commodity Fund I Ltd. (since September,
                                                           2017); Director of Dimensional Funds plc and Dimensional Fund II plc
                                                           (since August 2014) and Dimensional Fund Advisors Pte. Ltd. (since
                                                           June 2017); Co-Chief Investment Officer and Vice President (since
                                                           February 2016) of Dimensional Japan Ltd. Formerly, Executive Vice
                                                           President (March 2017-September, 2017), Co-Chief Investment
                                                           Officer (June 2014-September, 2017) and Vice President (January
                                                           2007-March 2017) of DFAIDG, DFAITC, DIG and DEM; Executive
                                                           Vice President (February 2017-September, 2017), Co-Chief
                                                           Investment Officer (June 2014-September, 2017) and Vice President
                                                           (January 2007-February 2017) of Dimensional Holdings Inc.,
                                                           Dimensional Fund Advisors LP and DFA Securities LLC; Vice
                                                           President and Co-Chief Investment Officer (April 2014-September,
                                                           2017) of Dimensional Fund Advisors Canada ULC; Co-Chief
                                                           Investment Officer of DFA Australia Limited (April 2014-September,
                                                           2017); Co-Chief Investment Officer of DFA Securities LLC,
                                                           Dimensional Fund Advisors LP, and Dimensional Holdings LLC (April
                                                           2014-September, 2017).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)


For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                                 QUALIFYING FOR
                                           NET                                                                     CORPORATE
                                       INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                             DIVIDENDS
DFA INVESTMENT                           INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL        RECEIVED
DIMENSIONS GROUP INC.                 DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS DEDUCTION (1)
------------------------------------- ------------- ------------- ------------- ------- ---------- ------------- --------------
VA U.S. Targeted Value Portfolio.....       22%          10%           68%        --        --          100%           --
VA U.S. Large Value Portfolio........       72%          --            28%        --        --          100%           --
VA International Value Portfolio.....      100%          --            --         --        --          100%           --
VA International Small Portfolio.....       74%          20%            6%        --        --          100%           --
VA Short-Term Fixed Portfolio........      100%          --            --         --        --          100%           --
VA Global Bond Portfolio.............       76%           3%           21%        --        --          100%           --
VIT Inflation - Protected Securities
 Portfolio...........................       95%           4%            1%        --        --          100%           --
DFA VA Global Moderate
 Allocation Portfolio................       70%          --            30%        --        --          100%           --
VA Equity Allocation Portfolio.......       --           --            --         --        --           --            --

                                                                                               QUALIFYING
                                                                                                 SHORT-
                                      QUALIFYING     U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT                         DIVIDEND   GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.                 INCOME (2) INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
------------------------------------- ---------- ------------ ---------- ---------- ---------- ----------
VA U.S. Targeted Value Portfolio.....     --          --          --         --        100%       100%
VA U.S. Large Value Portfolio........     --          --          --         --        100%       100%
VA International Value Portfolio.....     --          --           5%       100%       100%       100%
VA International Small Portfolio.....     --          --           5%        92%       100%       100%
VA Short-Term Fixed Portfolio........     --          13%         --         --        100%       100%
VA Global Bond Portfolio.............     --          --          --         --        100%       100%
VIT Inflation - Protected Securities
 Portfolio...........................     --          25%         --         --        100%       100%
DFA VA Global Moderate
 Allocation Portfolio................     --          --          --         --        100%       100%
VA Equity Allocation Portfolio.......     --          --           3%        46%       100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                               DFA103117-004A
 [LOGO]                                                              00202779

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. LARGE CAP GROWTH PORTFOLIO

U.S. SMALL CAP GROWTH PORTFOLIO

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
       LETTER TO SHAREHOLDERS
       DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..................   1
          Performance Charts.......................................   2
          Management's Discussion and Analysis.....................   4
          Disclosure of Fund Expenses..............................   7
          Disclosure of Portfolio Holdings.........................   9
          Summary Schedules of Portfolio Holdings
              U.S. Large Cap Growth Portfolio......................  11
              U.S. Small Cap Growth Portfolio......................  14
              International Large Cap Growth Portfolio.............  17
              International Small Cap Growth Portfolio.............  21
          Statements of Assets and Liabilities.....................  25
          Statements of Operations.................................  26
          Statements of Changes in Net Assets......................  27
          Financial Highlights.....................................  28
          Notes to Financial Statements............................  30
          Report of Independent Registered Public Accounting Firm..  42
       FUND MANAGEMENT.............................................  43
       VOTING PROXIES ON FUND PORTFOLIO SECURITIES.................  50
       NOTICE TO SHAREHOLDERS......................................  51

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities that have generally been fair value factored. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.
(B)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)     Non-Annualized
(D)     Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
U.S. LARGE CAP GROWTH PORTFOLIO VS.
RUSSELL 1000(R) GROWTH INDEX
December 20, 2012-October 31, 2017

                                    [CHART]

                U.S. Large Cap Growth          Russell 1000/R/
                     Portfolio                  Growth Index
             ---------------------------      ----------------
12/20/2012           $10,000                      $10,000
12/31/2012             9,980                        9,901
 1/31/2013            10,470                       10,326
 2/28/2013            10,590                       10,454
 3/31/2013            10,979                       10,846
 4/30/2013            11,150                       11,076
 5/31/2013            11,440                       11,282
 6/30/2013            11,269                       11,070
 7/31/2013            11,892                       11,657
 8/31/2013            11,611                       11,457
 9/30/2013            12,104                       11,968
10/31/2013            12,658                       12,497
11/30/2013            13,072                       12,850
12/31/2013            13,366                       13,217
 1/31/2014            12,769                       12,840
 2/28/2014            13,437                       13,501
 3/31/2014            13,470                       13,365
 4/30/2014            13,531                       13,365
 5/31/2014            13,877                       13,782
 6/30/2014            14,106                       14,050
 7/31/2014            13,851                       13,835
 8/31/2014            14,483                       14,469
 9/30/2014            14,237                       14,259
10/31/2014            14,646                       14,635
11/30/2014            15,199                       15,099
12/31/2014            15,025                       14,941
 1/31/2015            14,684                       14,713
 2/28/2015            15,552                       15,693
 3/31/2015            15,373                       15,515
 4/30/2015            15,425                       15,592
 5/31/2015            15,539                       15,812
 6/30/2015            15,216                       15,533
 7/31/2015            15,581                       16,060
 8/31/2015            14,706                       15,085
 9/30/2015            14,333                       14,712
10/31/2015            15,494                       15,978
11/30/2015            15,494                       16,023
12/31/2015            15,271                       15,788
 1/31/2016            14,563                       14,907
 2/29/2016            14,721                       14,900
 3/31/2016            15,723                       15,905
 4/30/2016            15,554                       15,760
 5/31/2016            15,798                       16,066
 6/30/2016            15,831                       16,003
 7/31/2016            16,481                       16,758
 8/31/2016            16,417                       16,675
 9/30/2016            16,376                       16,736
10/31/2016            15,959                       16,343
11/30/2016            16,537                       16,699
12/31/2016            16,737                       16,905
 1/31/2017            17,124                       17,475
 2/28/2017            17,801                       18,201
 3/31/2017            17,927                       18,411
 4/30/2017            18,110                       18,832
 5/31/2017            18,423                       19,322
 6/30/2017            18,450                       19,271
 7/31/2017            18,710                       19,784         Past performance is not predictive of
 8/31/2017            18,862                       20,146         future performance.
 9/30/2017            19,321                       20,408         The returns shown do not reflect the
10/31/2017            19,843                       21,199         deduction of taxes that a shareholder
                                                                  would pay on fund distributions or the
         Average Annual       One         Since                   redemption of fund shares.
         Total Return         Year      Inception                 Russell data copyright (C) Russell
         ---------------------------------------------------      Investment Group 1995-2017, all
                             24.34%      15.13%                   rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. SMALL CAP GROWTH PORTFOLIO VS.
RUSSELL 2000(R) GROWTH INDEX
December 20, 2012-October 31, 2017

                                  [CHART]

             U.S. Small Cap Growth       Russell 2000/R/ Growth
                   Portfolio                     Index
             ---------------------       ----------------------
  12/20/2012        $10,000                     $10,000
  12/31/2012         10,060                       9,977
   1/31/2013         10,630                      10,634
   2/28/2013         10,690                      10,747
   3/31/2013         11,225                      11,295
   4/30/2013         11,085                      11,221
   5/31/2013         11,705                      11,790
   6/30/2013         11,718                      11,717
   7/31/2013         12,529                      12,603
   8/31/2013         12,249                      12,357
   9/30/2013         13,036                      13,217
  10/31/2013         13,517                      13,458
  11/30/2013         14,099                      14,011
  12/31/2013         14,358                      14,297
   1/31/2014         13,679                      14,050
   2/28/2014         14,237                      14,730
   3/31/2014         14,274                      14,367
   4/30/2014         13,848                      13,629
   5/31/2014         13,869                      13,760
   6/30/2014         14,591                      14,614
   7/31/2014         13,758                      13,729
   8/31/2014         14,347                      14,495
   9/30/2014         13,746                      13,719
  10/31/2014         14,550                      14,570
  11/30/2014         14,733                      14,664
  12/31/2014         14,966                      15,098
   1/31/2015         14,515                      14,754
   2/28/2015         15,561                      15,816
   3/31/2015         15,840                      16,099
   4/30/2015         15,419                      15,626
   5/31/2015         15,768                      16,200
   6/30/2015         15,968                      16,418
   7/31/2015         15,926                      16,485
   8/31/2015         14,970                      15,236
   9/30/2015         14,333                      14,273
  10/31/2015         15,178                      15,083
  11/30/2015         15,497                      15,636
  12/31/2015         14,726                      14,890
   1/31/2016         13,779                      13,277
   2/29/2016         13,883                      13,183
   3/31/2016         14,928                      14,193
   4/30/2016         14,959                      14,334
   5/31/2016         15,240                      14,720
   6/30/2016         15,136                      14,653
   7/31/2016         15,919                      15,611
   8/31/2016         16,013                      15,777
   9/30/2016         15,997                      16,004
  10/31/2016         15,348                      15,009
  11/30/2016         16,845                      16,352
  12/31/2016         17,249                      16,575
   1/31/2017         17,323                      16,844
   2/28/2017         17,544                      17,257
   3/31/2017         17,674                      17,462
   4/30/2017         18,086                      17,783
   5/31/2017         17,790                      17,622
   6/30/2017         18,175                      18,228
   7/31/2017         18,334                      18,383            Past performance is not predictive of
   8/31/2017         17,963                      18,362            future performance.
     09/2017         19,033                      19,362            The returns shown do not reflect the
     10/2017         19'362                      19,662            deduction of taxes that a shareholder
                                                                   would pay on fund distributions or the
         Average Annual        One         Since                   redemption of fund shares.
         Total Return          Year      Inception                 Russell data copyright (C) Russell
         ----------------------------------------------------      Investment Group 1995-2017, all
                              26.15%      14.55%                   rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (Unaudited)

--------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO VS.
MSCI WORLD EX USA GROWTH INDEX (NET DIVIDENDS)
December 20, 2012-October 31, 2017

                                    [CHART]

              International Large Cap      MSCI World ex USA Growth
                 Growth Portfolio            Index (net dividends)
              -----------------------      ------------------------
 12/20/2012           $10,000                      $10,000
 12/31/2012            10,030                        9,932
  1/31/2013            10,370                       10,366
  2/28/2013            10,300                       10,401
  3/31/2013            10,455                       10,553
  4/30/2013            10,846                       10,926
  5/31/2013            10,726                       10,714
  6/30/2013            10,440                       10,347
  7/31/2013            11,017                       10,831
  8/31/2013            10,835                       10,683
  9/30/2013            11,642                       11,392
 10/31/2013            11,998                       11,691
 11/30/2013            12,099                       11,773
 12/31/2013            12,336                       11,971
  1/31/2014            11,784                       11,452
  2/28/2014            12,479                       12,073
  3/31/2014            12,449                       12,018
  4/30/2014            12,593                       12,127
  5/31/2014            12,777                       12,355
  6/30/2014            12,955                       12,498
  7/31/2014            12,614                       12,230
  8/31/2014            12,707                       12,298
  9/30/2014            12,173                       11,843
 10/31/2014            12,142                       11,727
 11/30/2014            12,267                       11,959
 12/31/2014            11,797                       11,581
  1/31/2015            11,881                       11,635
  2/28/2015            12,460                       12,309
  3/31/2015            12,295                       12,163
  4/30/2015            12,727                       12,639
  5/31/2015            12,706                       12,593
  6/30/2015            12,315                       12,264
  7/31/2015            12,571                       12,532
  8/31/2015            11,697                       11,623
  9/30/2015            11,300                       11,147
 10/31/2015            11,985                       12,000
 11/30/2015            11,996                       11,908
 12/31/2015            11,796                       11,772
  1/31/2016            11,334                       11,056
  2/29/2016            11,076                       10,906
  3/31/2016            11,765                       11,613
  4/30/2016            11,884                       11,845
  5/31/2016            11,916                       11,799
  6/30/2016            11,782                       11,620
  7/31/2016            12,219                       12,183
  8/31/2016            12,109                       12,019
  9/30/2016            12,285                       12,197
 10/31/2016            11,814                       11,691
 11/30/2016            11,507                       11,323
 12/31/2016            11,727                       11,552
  1/31/2017            12,112                       11,935
  2/28/2017            12,321                       12,158
  3/31/2017            12,767                       12,480
  4/30/2017            13,142                       12,817
  5/31/2017            13,728                       13,417
  6/30/2017            13,702                       13,351
  7/31/2017            13,925                       13,680
  8/31/2017            14,059                       13,757             Past performance is not predictive of
  9/30/2017            14,357                       14,032             future performance.
 10/31/2017            14,559                       14,310             The returns shown do not reflect the
                                                                       deduction of taxes that a shareholder
         Average Annual        One          Since                      would pay on fund distributions or the
         Total Return          Year       Inception                    redemption of fund shares.
         -------------------------------------------------------       MSCI data copyright MSCI 2017, all
                              23.23%        8.03%                      rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP GROWTH INDEX (NET DIVIDENDS)
December 20, 2012-October 31, 2017

                                   [CHART]

            International Small Cap       MSCI World ex USA Small Cap
               Growth Portfolio           Growth Index (net dividends)
            -----------------------       ----------------------------
12/20/2012          $10,000                         $10,000
12/31/2012           10,050                           9,979
 1/31/2013           10,460                          10,332
 2/28/2013           10,530                          10,348
 3/31/2013           10,813                          10,608
 4/30/2013           11,123                          10,813
 5/31/2013           10,793                          10,585
 6/30/2013           10,619                          10,181
 7/31/2013           11,255                          10,814
 8/31/2013           11,225                          10,784
 9/30/2013           12,048                          11,690
10/31/2013           12,383                          11,933
11/30/2013           12,484                          12,008
12/31/2013           12,824                          12,307
 1/31/2014           12,447                          12,074
 2/28/2014           13,150                          12,775
 3/31/2014           13,175                          12,667
 4/30/2014           13,175                          12,552
 5/31/2014           13,348                          12,745
 6/30/2014           13,518                          13,054
 7/31/2014           13,076                          12,710
 8/31/2014           13,220                          12,782
 9/30/2014           12,464                          12,034
10/31/2014           12,361                          11,772
11/30/2014           12,320                          11,792
12/31/2014           12,200                          11,711
 1/31/2015           12,158                          11,597
 2/28/2015           12,901                          12,315
 3/31/2015           12,824                          12,223
 4/30/2015           13,486                          12,840
 5/31/2015           13,685                          13,020
 6/30/2015           13,523                          12,874
 7/31/2015           13,597                          12,969
 8/31/2015           12,993                          12,399
 9/30/2015           12,599                          11,940
10/31/2015           13,237                          12,661
11/30/2015           13,439                          12,797
12/31/2015           13,477                          12,873
 1/31/2016           12,645                          11,868
 2/29/2016           12,505                          11,894
 3/31/2016           13,519                          12,878
 4/30/2016           13,638                          13,181
 5/31/2016           13,877                          13,338
 6/30/2016           13,329                          12,789
 7/31/2016           14,041                          13,470
 8/31/2016           13,975                          13,256
 9/30/2016           14,410                          13,716
10/31/2016           13,927                          13,162
11/30/2016           13,444                          12,712
12/31/2016           13,656                          12,983
 1/31/2017           14,220                          13,444
 2/28/2017           14,519                          13,730
 3/31/2017           14,976                          14,082
 4/30/2017           15,585                          14,669
 5/31/2017           16,206                          15,278
 6/30/2017           16,333                          15,231
 7/31/2017           16,925                          15,739
 8/31/2017           17,048                          15,929               Past performance is not predictive of
 9/30/2017           17,509                          16,380               future performance.
10/31/2017           17,756                          16,752               The returns shown do not reflect the
                                                                          deduction of taxes that a shareholder
          Average Annual         One           Since                      would pay on fund distributions or the
          Total Return           Year        Inception                    redemption of fund shares.
          ---------------------------------------------------------       MSCI data copyright MSCI 2017, all
                                27.49%        12.53%                      rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
                                  (UNAUDITED)


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

                 TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31,
                                     2017
                  --------------------------------------------

             Russell 3000(R) Index.......................... 23.98%
             Russell Microcap(R) Index (micro-cap stocks)... 29.52%
             Russell 2000(R) Index (small-cap stocks)....... 27.85%
             Russell 1000(R) Index (large-cap stocks)....... 23.67%
             Dow Jones U.S. Select REIT Index/SM/...........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stock.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

        Russell 2000(R) Value Index (small-cap value stocks).... 24.81%
        Russell 2000(R) Growth Index (small-cap growth stocks).. 31.00%
        Russell 1000(R) Value Index (large-cap value stocks).... 17.78%
        Russell 1000(R) Growth Index (large-cap growth stocks).. 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

DOMESTIC EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW

U.S. LARGE CAP GROWTH PORTFOLIO

   The U.S. Large Cap Growth Portfolio seeks to capture the returns of U.S. large-cap growth stocks with higher profitability. Growth is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider factors such as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 300 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 24.34% for the Portfolio and 29.71% for the Russell 1000(R) Growth Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with higher profitability detracted from performance relative to the benchmark, as higher-profitability stocks generally underperformed among large-cap growth stocks for the period. To a lesser extent, the Portfolio's greater emphasis on smaller stocks within the large-cap universe also detracted from relative performance, as those stocks underperformed for the period.

U.S. SMALL CAP GROWTH PORTFOLIO

   The U.S. Small Cap Growth Portfolio invests in a broadly diversified group of U.S. small-cap growth stocks with higher profitability. Growth is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 550 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 26.15% for the Portfolio and 31.00% for the Russell 2000(R) Growth Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than the behavior of a limited number of stocks. The Portfolio's general exclusion of stocks with low profitability and high relative prices was the primary driver of underperformance, as those stocks outperformed for the year.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                        --------------------------------
                                               RETURN IN U.S. DOLLARS
           -                                   ----------------------
           MSCI World ex USA Index............         22.74%
           MSCI World ex USA Small Cap Index..         25.86%
           MSCI World ex USA Value Index......         23.05%
           MSCI World ex USA Growth Index.....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                 RETURN IN U.S. DOLLARS
        -                                        ----------------------
        MSCI Emerging Markets Index.............         26.45%
        MSCI Emerging Markets Small Cap Index...         20.72%
        MSCI Emerging Markets Value Index.......         20.70%
        MSCI Emerging Markets Growth Index......         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 pm London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

INTERNATIONAL EQUITY PORTFOLIOS' PERFORMANCE OVERVIEW

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

   The International Large Cap Growth Portfolio seeks to capture the returns of developed ex U.S. large-cap growth stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held approximately 520 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 23.23% for the Portfolio and 22.40% for the MSCI World ex USA Growth Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio defines growth stocks as those with high price-to-book ratios, while the benchmark uses multiple metrics. The Portfolio's general exclusion of real estate investment trusts (REITs) and certain utilities had a positive impact performance relative to the benchmark, as REITs and utilities underperformed the benchmark. Additionally, high-profitability stocks generally outperformed low-profitability stocks among smaller large-caps, and the Portfolio's greater emphasis on high-profitability stocks had a positive impact on relative performance.

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

   The International Small Cap Growth Portfolio seeks to capture the returns of developed ex U.S. small-cap growth stocks, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2017, the Portfolio held over 1,400 securities in 22 eligible developed markets. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2017, total returns were 27.49% for the Portfolio and 27.28% for the MSCI World ex USA Small Cap Growth Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With high-profitability stocks generally outperforming low-profitability stocks for the period, the Portfolio's greater emphasis on high-profitability stocks contributed positively to performance relative to the benchmark. At the sector level, the Portfolio generally excludes real estate investment trusts (REITs). This exclusion also had a positive impact on the Portfolio's relative performance, as REITs underperformed for the period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                           SIX MONTHS ENDED OCTOBER 31, 2017
    EXPENSE TABLES
                                     BEGINNING  ENDING              EXPENSES
                                      ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                       VALUE    VALUE     EXPENSE    DURING
                                     05/01/17  10/31/17    RATIO*   PERIOD*
                                     --------- --------- ---------- --------
    U.S. LARGE CAP GROWTH PORTFOLIO
    -------------------------------
    Actual Fund Return
     Institutional Class Shares..... $1,000.00 $1,095.70    0.20%    $1.06
    Hypothetical 5% Annual Return
     Institutional Class Shares..... $1,000.00 $1,024.20    0.20%    $1.02

    U.S. SMALL CAP GROWTH PORTFOLIO
    -------------------------------
    Actual Fund Return
     Institutional Class Shares..... $1,000.00 $1,070.50    0.39%    $2.04
    Hypothetical 5% Annual Return
     Institutional Class Shares..... $1,000.00 $1,023.24    0.39%    $1.99

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                          BEGINNING  ENDING              EXPENSES
                                           ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                            VALUE    VALUE     EXPENSE    DURING
                                          05/01/17  10/31/17    RATIO*   PERIOD*
                                          --------- --------- ---------- --------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,107.70    0.30%    $1.59
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,023.69    0.30%    $1.53

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,139.30    0.55%    $2.97
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.43    0.55%    $2.80

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                    U.S. LARGE CAP GROWTH PORTFOLIO
              Consumer Discretionary.......................  18.9%
              Consumer Staples.............................  10.8%
              Energy.......................................   0.1%
              Financials...................................   2.4%
              Health Care..................................  15.7%
              Industrials..................................  19.4%
              Information Technology.......................  24.2%
              Materials....................................   5.4%
              Real Estate..................................   0.1%
              Telecommunication Services...................   2.8%
              Utilities....................................   0.2%
                                                            -----
                                                            100.0%

                        U.S. SMALL CAP GROWTH PORTFOLIO
              Consumer Discretionary.......................  18.8%
              Consumer Staples.............................   6.1%
              Energy.......................................   1.1%
              Financials...................................   7.7%
              Health Care..................................  11.2%
              Industrials..................................  26.0%
              Information Technology.......................  19.1%
              Materials....................................   7.9%
              Real Estate..................................   0.7%
              Telecommunication Services...................   1.1%
              Utilities....................................   0.3%
                                                            -----
                                                            100.0%

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
              Consumer Discretionary.......................  18.0%
              Consumer Staples.............................  12.2%
              Energy.......................................   1.7%
              Financials...................................   6.9%
              Health Care..................................  13.3%
              Industrials..................................  21.7%
              Information Technology.......................   7.2%
              Materials....................................   8.1%
              Real Estate..................................   0.6%
              Telecommunication Services...................   7.2%
              Utilities....................................   3.1%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
              Consumer Discretionary.......................  20.3%
              Consumer Staples.............................   8.7%
              Energy.......................................   1.8%
              Financials...................................   5.8%
              Health Care..................................   5.5%
              Industrials..................................  26.6%
              Information Technology.......................  17.2%
              Materials....................................   9.4%
              Real Estate..................................   1.2%
              Telecommunication Services...................   2.9%
              Utilities....................................   0.6%
                                                            -----
                                                            100.0%

                        U.S. LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                 PERCENTAGE
                                          SHARES     VALUE+    OF NET ASSETS**
                                          ------     ------    ---------------
  COMMON STOCKS -- (94.0%)
  Consumer Discretionary -- (17.8%)
  *   Amazon.com, Inc....................  59,408 $ 65,662,474            4.0%
      Home Depot, Inc. (The)............. 256,987   42,603,305            2.6%
      Lowe's Cos., Inc................... 173,941   13,906,583            0.8%
      NIKE, Inc. Class B................. 254,985   14,021,625            0.8%
      Starbucks Corp..................... 295,135   16,185,203            1.0%
      TJX Cos., Inc. (The)............... 123,874    8,646,405            0.5%
      Walt Disney Co. (The).............. 168,155   16,447,241            1.0%
      Other Securities...................          132,854,318            8.2%
                                                  ------------           -----
  Total Consumer Discretionary...........          310,327,154           18.9%
                                                  ------------           -----

  Consumer Staples -- (10.2%)
      Altria Group, Inc.................. 400,943   25,748,559            1.6%
      Coca-Cola Co. (The)................ 367,291   16,888,040            1.0%
      Costco Wholesale Corp..............  88,104   14,191,792            0.9%
      Dr Pepper Snapple Group, Inc....... 118,620   10,160,989            0.6%
      Kimberly-Clark Corp................  67,976    7,647,980            0.5%
      PepsiCo, Inc....................... 303,504   33,455,246            2.0%
      Procter & Gamble Co. (The)......... 115,113    9,938,856            0.6%
      Other Securities...................           59,396,691            3.6%
                                                  ------------           -----
  Total Consumer Staples.................          177,428,153           10.8%
                                                  ------------           -----

  Energy -- (0.1%)
      Other Securities...................            1,840,473            0.1%
                                                  ------------           -----

  Financials -- (2.3%)
      Marsh & McLennan Cos., Inc.........  96,020    7,770,899            0.5%
      Other Securities...................           32,119,526            1.9%
                                                  ------------           -----
  Total Financials.......................           39,890,425            2.4%
                                                  ------------           -----

  Health Care -- (14.7%)
      AbbVie, Inc........................ 336,623   30,380,226            1.9%
  #   AmerisourceBergen Corp............. 128,208    9,865,606            0.6%
      Amgen, Inc.........................  78,509   13,756,347            0.8%
  *   Biogen, Inc........................  40,546   12,636,566            0.8%
      Bristol-Myers Squibb Co............ 219,931   13,560,945            0.8%
  *   Celgene Corp....................... 103,477   10,448,073            0.6%
      Eli Lilly & Co..................... 109,134    8,942,440            0.5%
      Gilead Sciences, Inc............... 364,242   27,303,580            1.7%
      Johnson & Johnson.................. 388,822   54,205,675            3.3%
  *   Mettler-Toledo International, Inc..  11,085    7,566,953            0.5%
      UnitedHealth Group, Inc............ 134,866   28,351,530            1.7%
      Other Securities...................           40,594,561            2.5%
                                                  ------------           -----
  Total Health Care......................          257,612,502           15.7%
                                                  ------------           -----

  Industrials -- (18.2%)
      3M Co.............................. 126,414   29,099,239            1.8%
      Boeing Co. (The)................... 120,718   31,142,830            1.9%
      Caterpillar, Inc...................  73,492    9,980,214            0.6%
      General Dynamics Corp..............  50,264   10,202,587            0.6%
      Honeywell International, Inc....... 102,585   14,788,654            0.9%
      Illinois Tool Works, Inc...........  58,914    9,221,219            0.6%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS**
                                                                      ------       ------     ---------------
Industrials -- (Continued)
      Lockheed Martin Corp..........................................    52,819 $   16,276,703            1.0%
      Northrop Grumman Corp.........................................    28,114      8,308,530            0.5%
      Union Pacific Corp............................................   168,416     19,500,889            1.2%
      United Parcel Service, Inc. Class B...........................   139,515     16,397,198            1.0%
      Waste Management, Inc.........................................   107,316      8,818,156            0.5%
      Other Securities..............................................              144,746,608            8.8%
                                                                               --------------          ------
Total Industrials...................................................              318,482,827           19.4%
                                                                               --------------          ------

Information Technology -- (22.7%)
      Accenture P.L.C. Class A......................................   125,110     17,810,660            1.1%
      Apple, Inc....................................................   407,093     68,815,001            4.2%
      Applied Materials, Inc........................................   172,554      9,737,222            0.6%
      Automatic Data Processing, Inc................................    76,888      8,938,999            0.5%
      International Business Machines Corp..........................   200,051     30,819,857            1.9%
      Mastercard, Inc. Class A......................................   199,551     29,687,202            1.8%
      Microsoft Corp................................................   526,745     43,814,649            2.7%
      NVIDIA Corp...................................................    78,878     16,312,759            1.0%
      Texas Instruments, Inc........................................   204,723     19,794,667            1.2%
#     Visa, Inc. Class A............................................   258,984     28,483,060            1.7%
      Other Securities..............................................              123,015,426            7.4%
                                                                               --------------          ------
Total Information Technology........................................              397,229,502           24.1%
                                                                               --------------          ------

Materials -- (5.0%)
      LyondellBasell Industries NV Class A..........................    85,403      8,841,773            0.5%
      Praxair, Inc..................................................    55,360      8,089,203            0.5%
      Other Securities..............................................               71,219,062            4.4%
                                                                               --------------          ------
Total Materials.....................................................               88,150,038            5.4%
                                                                               --------------          ------

Real Estate -- (0.1%)
      Other Securities..............................................                1,139,533            0.1%
                                                                               --------------          ------

Telecommunication Services -- (2.7%)
      Verizon Communications, Inc...................................   914,953     43,798,800            2.6%
      Other Securities..............................................                3,108,228            0.2%
                                                                               --------------          ------
Total Telecommunication Services....................................               46,907,028            2.8%
                                                                               --------------          ------

Utilities -- (0.2%)
      Other Securities..............................................                4,000,675            0.2%
                                                                               --------------          ------
TOTAL COMMON STOCKS.................................................            1,643,008,310           99.9%
                                                                               --------------          ------
TOTAL INVESTMENT SECURITIES.........................................            1,643,008,310
                                                                               --------------

TEMPORARY CASH INVESTMENTS -- (1.2%)
      State Street Institutional U.S. Government Money Market Fund,
       0.960%.......................................................   595,255        595,255            0.0%
      DFA Short Term Investment Fund................................ 7,399,174     20,167,642            1.2%
                                                                               --------------          ------
TOTAL TEMPORARY CASH INVESTMENTS....................................               20,762,897            1.2%
                                                                               --------------          ------

SECURITIES LENDING COLLATERAL -- (4.8%)
(S)@  DFA Short Term Investment Fund................................ 1,559,229     83,490,042            5.1%
                                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,386,981,007)..............................................           $1,747,261,249          106.2%
                                                                               ==============          ======

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3     TOTAL
                                 -------------- ---------- ------- --------------
Common Stocks
 Consumer Discretionary......... $  310,327,154         --   --    $  310,327,154
 Consumer Staples...............    177,428,153         --   --       177,428,153
 Energy.........................      1,840,473         --   --         1,840,473
 Financials.....................     39,890,425         --   --        39,890,425
 Health Care....................    257,612,502         --   --       257,612,502
 Industrials....................    318,482,827         --   --       318,482,827
 Information Technology.........    397,229,502         --   --       397,229,502
 Materials......................     88,150,038         --   --        88,150,038
 Real Estate....................      1,139,533         --   --         1,139,533
 Telecommunication Services.....     46,907,028         --   --        46,907,028
 Utilities......................      4,000,675         --   --         4,000,675
Temporary Cash Investments......     20,762,897         --   --        20,762,897
Securities Lending Collateral...             -- 83,490,042   --        83,490,042
                                 -------------- ----------   --    --------------
TOTAL...........................  1,663,771,207 83,490,042   --    $1,747,261,249
                                 ============== ==========   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                                SHARES    VALUE+    OF NET ASSETS**
                                                ------    ------    ---------------
COMMON STOCKS -- (86.9%)
Consumer Discretionary -- (16.3%)
#   Cracker Barrel Old Country Store, Inc......  12,494 $ 1,950,688            0.4%
    Dana, Inc..................................  75,321   2,296,537            0.5%
*   Five Below, Inc............................  45,756   2,528,019            0.5%
*   Grand Canyon Education, Inc................  22,389   2,004,039            0.4%
*   Hilton Grand Vacations, Inc................  51,489   2,108,989            0.4%
    LCI Industries.............................  16,366   2,026,111            0.4%
    Tenneco, Inc...............................  37,543   2,181,624            0.4%
    Texas Roadhouse, Inc.......................  40,612   2,031,006            0.4%
    Tupperware Brands Corp.....................  35,905   2,109,419            0.4%
*   Visteon Corp...............................  21,223   2,674,947            0.5%
#   Wendy's Co. (The).......................... 139,364   2,119,726            0.4%
    Other Securities...........................          71,473,862           14.1%
                                                        -----------           -----
Total Consumer Discretionary...................          95,504,967           18.8%
                                                        -----------           -----

Consumer Staples -- (5.3%)
#   National Beverage Corp.....................  19,515   1,910,519            0.4%
    Nu Skin Enterprises, Inc. Class A..........  30,877   1,964,086            0.4%
    Other Securities...........................          27,089,573            5.3%
                                                        -----------           -----
Total Consumer Staples.........................          30,964,178            6.1%
                                                        -----------           -----

Energy -- (1.0%)
    Other Securities...........................           5,718,249            1.1%
                                                        -----------           -----

Financials -- (6.7%)
    BGC Partners, Inc. Class A................. 127,458   1,933,538            0.4%
    Evercore, Inc. Class A.....................  29,655   2,375,365            0.5%
#   Federated Investors, Inc. Class B..........  71,251   2,213,769            0.4%
#   Interactive Brokers Group, Inc. Class A....  38,271   2,067,399            0.4%
*   LendingTree, Inc...........................   7,132   1,911,733            0.4%
    LPL Financial Holdings, Inc................  41,781   2,072,755            0.4%
    Primerica, Inc.............................  26,071   2,307,283            0.5%
    Other Securities...........................          24,300,330            4.7%
                                                        -----------           -----
Total Financials...............................          39,182,172            7.7%
                                                        -----------           -----

Health Care -- (9.7%)
    Cantel Medical Corp........................  25,018   2,453,765            0.5%
*   Catalent, Inc..............................  64,790   2,759,406            0.5%
#   Chemed Corp................................  10,283   2,297,531            0.5%
*   Masimo Corp................................  27,541   2,416,998            0.5%
    Other Securities...........................          46,790,533            9.2%
                                                        -----------           -----
Total Health Care..............................          56,718,233           11.2%
                                                        -----------           -----

Industrials -- (22.6%)
#*  Avis Budget Group, Inc.....................  49,004   2,021,415            0.4%
    Brink's Co. (The)..........................  32,135   2,445,473            0.5%
    Healthcare Services Group, Inc.............  45,787   2,421,674            0.5%
    John Bean Technologies Corp................  18,284   1,954,560            0.4%
#   Kennametal, Inc............................  44,633   1,948,230            0.4%
#*  Knight-Swift Transportation Holdings, Inc..  90,157   3,737,008            0.7%
    Landstar System, Inc.......................  26,555   2,622,306            0.5%
*   Trex Co., Inc..............................  21,694   2,374,408            0.5%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                 SHARES      VALUE+    OF NET ASSETS**
                                                 ------      ------    ---------------
Industrials -- (Continued)
      Other Securities.........................           $112,291,264           22.1%
                                                          ------------          ------
Total Industrials..............................            131,816,338           26.0%
                                                          ------------          ------

Information Technology -- (16.6%)
*     Advanced Energy Industries, Inc..........    25,917    2,195,688            0.4%
#     Blackbaud, Inc...........................    27,883    2,824,548            0.6%
      Cabot Microelectronics Corp..............    20,643    1,995,559            0.4%
#*    Ciena Corp...............................    89,738    1,908,727            0.4%
#*    Cimpress NV..............................    20,295    2,214,996            0.4%
*     CoreLogic, Inc...........................    41,573    1,949,774            0.4%
      Entegris, Inc............................    73,088    2,393,632            0.5%
*     Integrated Device Technology, Inc........    66,717    2,072,897            0.4%
#*    Lumentum Holdings, Inc...................    32,026    2,022,442            0.4%
#*    Paycom Software, Inc.....................    35,245    2,897,139            0.6%
      Science Applications International Corp..    25,978    1,905,227            0.4%
*     Silicon Laboratories, Inc................    23,359    2,216,769            0.4%
*     Stamps.com, Inc..........................     9,502    2,132,249            0.4%
      Other Securities.........................             68,489,110           13.4%
                                                          ------------          ------
Total Information Technology...................             97,218,757           19.1%
                                                          ------------          ------

Materials -- (6.8%)
*     Louisiana-Pacific Corp...................    76,564    2,081,010            0.4%
      PolyOne Corp.............................    45,299    2,086,925            0.4%
      Trinseo SA...............................    27,499    1,952,429            0.4%
      Worthington Industries, Inc..............    44,214    2,011,737            0.4%
      Other Securities.........................             31,760,319            6.3%
                                                          ------------          ------
Total Materials................................             39,892,420            7.9%
                                                          ------------          ------

Real Estate -- (0.6%)
      HFF, Inc. Class A........................    43,484    1,907,208            0.4%
      Other Securities.........................              1,678,324            0.3%
                                                          ------------          ------
Total Real Estate..............................              3,585,532            0.7%
                                                          ------------          ------

Telecommunication Services -- (1.0%)
      Other Securities.........................              5,614,921            1.1%
                                                          ------------          ------

Utilities -- (0.3%)
      Other Securities.........................              1,489,364            0.3%
                                                          ------------          ------
TOTAL COMMON STOCKS............................            507,705,131          100.0%
                                                          ------------          ------
TOTAL INVESTMENT SECURITIES....................            507,705,131
                                                          ------------
SECURITIES LENDING COLLATERAL -- (13.1%)
(S)@  DFA Short Term Investment Fund........... 6,607,662   76,457,259           15.0%
                                                          ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $473,937,658)........................             $584,162,390          115.0%
                                                          ============          ======

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ----------- ------- ------------
 Common Stocks
  Consumer Discretionary......... $ 95,504,967          --   --    $ 95,504,967
  Consumer Staples...............   30,964,178          --   --      30,964,178
  Energy.........................    5,718,249          --   --       5,718,249
  Financials.....................   39,182,172          --   --      39,182,172
  Health Care....................   56,718,233          --   --      56,718,233
  Industrials....................  131,816,338          --   --     131,816,338
  Information Technology.........   97,218,757          --   --      97,218,757
  Materials......................   39,892,420          --   --      39,892,420
  Real Estate....................    3,585,532          --   --       3,585,532
  Telecommunication Services.....    5,614,921          --   --       5,614,921
  Utilities......................    1,489,364          --   --       1,489,364
 Securities Lending Collateral...           -- $76,457,259   --      76,457,259
                                  ------------ -----------   --    ------------
 TOTAL........................... $507,705,131 $76,457,259   --    $584,162,390
                                  ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017


                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                               ------    -------   ---------------
COMMON STOCKS -- (92.7%)
AUSTRALIA -- (5.6%)
#   Commonwealth Bank of Australia............  48,358 $ 2,876,587            0.9%
    CSL, Ltd..................................  23,259   2,476,178            0.8%
    Other Securities..........................          14,172,142            4.4%
                                                       -----------            ----
TOTAL AUSTRALIA...............................          19,524,907            6.1%
                                                       -----------            ----

AUSTRIA -- (0.2%)
    Other Securities..........................             842,931            0.3%
                                                       -----------            ----

BELGIUM -- (1.0%)
    Anheuser-Busch InBev SA/NV................  12,579   1,542,451            0.5%
    Other Securities..........................           2,080,552            0.6%
                                                       -----------            ----
TOTAL BELGIUM.................................           3,623,003            1.1%
                                                       -----------            ----

CANADA -- (7.6%)
    Canadian National Railway Co..............  33,646   2,708,167            0.8%
#   Royal Bank of Canada(2754383).............  22,390   1,750,623            0.5%
    Royal Bank of Canada(780087102)...........  19,804   1,547,683            0.5%
    Other Securities..........................          20,280,743            6.4%
                                                       -----------            ----
TOTAL CANADA..................................          26,287,216            8.2%
                                                       -----------            ----

DENMARK -- (1.7%)
    Novo Nordisk A.S. Class B.................  93,935   4,676,913            1.5%
    Other Securities..........................           1,134,192            0.3%
                                                       -----------            ----
TOTAL DENMARK.................................           5,811,105            1.8%
                                                       -----------            ----

FINLAND -- (0.8%)
    Other Securities..........................           2,720,768            0.8%
                                                       -----------            ----

FRANCE -- (9.0%)
    Air Liquide SA............................  15,258   1,942,708            0.6%
    Airbus SE.................................  23,615   2,423,253            0.7%
    Cie Generale des Etablissements Michelin..  22,124   3,202,368            1.0%
    LVMH Moet Hennessy Louis Vuitton SE.......   8,522   2,541,798            0.8%
    Safran SA.................................  14,362   1,512,639            0.5%
    Valeo SA..................................  29,860   2,021,646            0.6%
    Vinci SA..................................  18,638   1,826,106            0.6%
    Other Securities..........................          15,820,691            4.9%
                                                       -----------            ----
TOTAL FRANCE..................................          31,291,209            9.7%
                                                       -----------            ----

GERMANY -- (8.0%)
    BASF SE...................................  15,279   1,670,809            0.5%
    Bayer AG..................................  29,869   3,885,324            1.2%
    Continental AG............................   5,467   1,391,319            0.4%
    Deutsche Post AG..........................  40,021   1,834,566            0.6%
    Deutsche Telekom AG....................... 159,217   2,882,992            0.9%
    E.ON SE................................... 181,853   2,153,946            0.7%
    Fresenius SE & Co. KGaA...................  16,413   1,374,034            0.4%
*   RWE AG....................................  57,488   1,445,470            0.5%
    Other Securities..........................          11,065,734            3.4%
                                                       -----------            ----
TOTAL GERMANY.................................          27,704,194            8.6%
                                                       -----------            ----

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------    -------   ---------------
 HONG KONG -- (2.5%)
     AIA Group, Ltd....................... 236,200 $ 1,779,880            0.5%
     Hong Kong Exchanges & Clearing, Ltd..  54,153   1,508,932            0.4%
     Other Securities.....................           5,549,528            1.8%
                                                   -----------           -----
 TOTAL HONG KONG..........................           8,838,340            2.7%
                                                   -----------           -----

 IRELAND -- (0.4%)
     Other Securities.....................           1,346,384            0.4%
                                                   -----------           -----

 ISRAEL -- (0.4%)
     Other Securities.....................           1,396,199            0.4%
                                                   -----------           -----

 ITALY -- (2.3%)
     Other Securities.....................           7,813,493            2.4%
                                                   -----------           -----

 JAPAN -- (20.8%)
     Japan Tobacco, Inc...................  44,300   1,466,338            0.4%
     KDDI Corp............................ 103,100   2,746,856            0.8%
     NTT DOCOMO, Inc......................  55,900   1,353,828            0.4%
     Panasonic Corp....................... 124,700   1,882,890            0.6%
     SoftBank Group Corp..................  49,540   4,390,340            1.4%
     Sony Corp............................  50,600   2,116,835            0.6%
     Other Securities.....................          58,055,920           18.1%
                                                   -----------           -----
 TOTAL JAPAN..............................          72,013,007           22.3%
                                                   -----------           -----

 NETHERLANDS -- (2.9%)
     RELX NV..............................  71,813   1,621,307            0.5%
 #   Unilever NV..........................  69,098   4,004,920            1.2%
     Other Securities.....................           4,410,870            1.4%
                                                   -----------           -----
 TOTAL NETHERLANDS........................          10,037,097            3.1%
                                                   -----------           -----

 NEW ZEALAND -- (0.3%)
     Other Securities.....................             957,843            0.3%
                                                   -----------           -----

 NORWAY -- (0.8%)
     Other Securities.....................           2,780,972            0.9%
                                                   -----------           -----

 PORTUGAL -- (0.0%)
     Other Securities.....................              32,486            0.0%
                                                   -----------           -----

 SINGAPORE -- (1.0%)
     Other Securities.....................           3,314,663            1.0%
                                                   -----------           -----

 SPAIN -- (2.9%)
     Amadeus IT Group SA..................  42,665   2,894,773            0.9%
     Telefonica SA........................ 270,480   2,836,104            0.9%
     Other Securities.....................           4,288,159            1.3%
                                                   -----------           -----
 TOTAL SPAIN..............................          10,019,036            3.1%
                                                   -----------           -----

 SWEDEN -- (2.7%)
     Other Securities.....................           9,499,494            2.9%
                                                   -----------           -----

 SWITZERLAND -- (7.2%)
     Givaudan SA..........................     930   2,076,958            0.6%
     Nestle SA............................  50,421   4,242,347            1.3%
     Roche Holding AG.....................  35,350   8,170,480            2.5%
     Sika AG..............................     212   1,569,112            0.5%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                              SHARES     VALUE++    OF NET ASSETS**
                                              ------     -------    ---------------
SWITZERLAND -- (Continued)
      Other Securities......................           $  8,721,264            2.8%
                                                       ------------          ------
TOTAL SWITZERLAND...........................             24,780,161            7.7%
                                                       ------------          ------

UNITED KINGDOM -- (14.6%)
      Ashtead Group P.L.C...................    70,971    1,828,178            0.6%
#     AstraZeneca P.L.C. Sponsored ADR......    80,431    2,774,869            0.9%
      BAE Systems P.L.C.....................   294,970    2,323,578            0.7%
      BT Group P.L.C........................   435,140    1,499,288            0.5%
      Centrica P.L.C........................   689,470    1,554,871            0.5%
      Compass Group P.L.C...................    72,373    1,588,894            0.5%
      Diageo P.L.C. Sponsored ADR...........    12,703    1,740,438            0.5%
      Experian P.L.C........................    65,315    1,376,076            0.4%
#     GlaxoSmithKline P.L.C. Sponsored ADR..   110,142    4,012,473            1.2%
      Rolls-Royce Holdings P.L.C............   177,081    2,288,414            0.7%
      SSE P.L.C.............................   148,543    2,728,126            0.8%
      Unilever P.L.C. Sponsored ADR.........    44,638    2,528,743            0.8%
      Other Securities......................             24,265,263            7.6%
                                                       ------------          ------
TOTAL UNITED KINGDOM........................             50,509,211           15.7%
                                                       ------------          ------
TOTAL COMMON STOCKS.........................            321,143,719           99.5%
                                                       ------------          ------

PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Other Securities......................                625,431            0.2%
                                                       ------------          ------

TOTAL PREFERRED STOCKS......................                625,431            0.2%
                                                       ------------          ------
TOTAL INVESTMENT SECURITIES.................            321,769,150
                                                       ------------

                                                         VALUE+
                                                         ------
SECURITIES LENDING COLLATERAL -- (7.1%)
(S)@  DFA Short Term Investment Fund........ 2,117,376   24,500,154            7.6%
                                                       ------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $293,750,141).......................            $346,269,304          107.3%
                                                       ============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                          -------------------------------------------
                            LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                          ----------- ----------- ------- -----------
           Common Stocks
             Australia...          -- $19,524,907   --    $19,524,907
             Austria.....          --     842,931   --        842,931
             Belgium..... $   313,703   3,309,300   --      3,623,003
             Canada......  26,287,216          --   --     26,287,216
             Denmark.....          --   5,811,105   --      5,811,105
             Finland.....          --   2,720,768   --      2,720,768
             France......          --  31,291,209   --     31,291,209
             Germany.....     105,635  27,598,559   --     27,704,194
             Hong Kong...          --   8,838,340   --      8,838,340
             Ireland.....      22,512   1,323,872   --      1,346,384
             Israel......     452,231     943,968   --      1,396,199
             Italy.......     347,551   7,465,942   --      7,813,493
             Japan.......          --  72,013,007   --     72,013,007

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
  Netherlands.................... $ 4,053,361 $  5,983,736   --    $ 10,037,097
  New Zealand....................          --      957,843   --         957,843
  Norway.........................          --    2,780,972   --       2,780,972
  Portugal.......................          --       32,486   --          32,486
  Singapore......................          --    3,314,663   --       3,314,663
  Spain..........................          --   10,019,036   --      10,019,036
  Sweden.........................          --    9,499,494   --       9,499,494
  Switzerland....................     181,049   24,599,112   --      24,780,161
  United Kingdom.................  12,770,489   37,738,722   --      50,509,211
 Preferred Stocks
  Germany........................          --      625,431   --         625,431
 Securities Lending Collateral...          --   24,500,154   --      24,500,154
                                  ----------- ------------   --    ------------
 TOTAL........................... $44,533,747 $301,735,557   --    $346,269,304
                                  =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2017


                                                           PERCENTAGE
                                      SHARES   VALUE++   OF NET ASSETS**
                                      ------   -------   ---------------
       COMMON STOCKS -- (91.0%)
       AUSTRALIA -- (6.1%)
           Other Securities..........        $11,874,450            6.7%
                                             -----------            ----
       AUSTRIA -- (0.9%)
           ANDRITZ AG................ 12,353     698,513            0.4%
           Other Securities..........          1,043,210            0.6%
                                             -----------            ----
       TOTAL AUSTRIA.................          1,741,723            1.0%
                                             -----------            ----
       BELGIUM -- (1.5%)
           bpost SA.................. 18,547     522,915            0.3%
           Other Securities..........          2,451,695            1.4%
                                             -----------            ----
       TOTAL BELGIUM.................          2,974,610            1.7%
                                             -----------            ----
       CANADA -- (7.7%)
           Toromont Industries, Ltd.. 12,004     529,159            0.3%
           Other Securities..........         14,360,459            8.1%
                                             -----------            ----
       TOTAL CANADA..................         14,889,618            8.4%
                                             -----------            ----
       CHINA -- (0.0%)
           Other Securities..........             22,912            0.0%
                                             -----------            ----
       DENMARK -- (1.8%)
           Ambu A.S. Class B.........  5,761     531,001            0.3%
           GN Store Nord A.S......... 27,952     925,031            0.5%
           Royal Unibrew A.S.........  8,908     512,839            0.3%
           SimCorp A.S...............  8,214     501,649            0.3%
           Other Securities..........            957,832            0.5%
                                             -----------            ----
       TOTAL DENMARK.................          3,428,352            1.9%
                                             -----------            ----
       FINLAND -- (2.3%)
           Elisa Oyj................. 22,180     893,125            0.5%
           Huhtamaki Oyj............. 11,881     506,069            0.3%
           Nokian Renkaat Oyj........ 15,580     714,299            0.4%
           Other Securities..........          2,362,475            1.3%
                                             -----------            ----
       TOTAL FINLAND.................          4,475,968            2.5%
                                             -----------            ----
       FRANCE -- (4.8%)
           Faurecia..................  8,359     607,660            0.3%
           Ingenico Group SA.........  7,467     725,108            0.4%
       *   Ubisoft Entertainment SA.. 12,800     976,635            0.6%
           Other Securities..........          6,909,094            3.9%
                                             -----------            ----
       TOTAL FRANCE..................          9,218,497            5.2%
                                             -----------            ----
       GERMANY -- (5.1%)
           Hugo Boss AG..............  9,268     828,924            0.5%
           MTU Aero Engines AG.......  6,697   1,133,276            0.6%
           Other Securities..........          7,825,963            4.4%
                                             -----------            ----
       TOTAL GERMANY.................          9,788,163            5.5%
                                             -----------            ----
       HONG KONG -- (2.5%)
           Other Securities..........          4,814,947            2.7%
                                             -----------            ----
       IRELAND -- (0.4%)
           Glanbia P.L.C............. 29,000     560,911            0.3%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                            ------    -------   ---------------
 IRELAND -- (Continued)
     Other Securities......................         $   276,903            0.2%
                                                    -----------           -----
 TOTAL IRELAND.............................             837,814            0.5%
                                                    -----------           -----
 ISRAEL -- (0.7%)
     Other Securities......................           1,312,581            0.7%
                                                    -----------           -----
 ITALY -- (4.2%)
     FinecoBank Banca Fineco SpA...........  74,807     699,669            0.4%
     Moncler SpA...........................  28,334     804,362            0.5%
     Prysmian SpA..........................  27,824     957,407            0.5%
     Other Securities......................           5,602,184            3.1%
                                                    -----------           -----
 TOTAL ITALY...............................           8,063,622            4.5%
                                                    -----------           -----
 JAPAN -- (23.7%)
     Other Securities......................          45,721,785           25.7%
                                                    -----------           -----
 NETHERLANDS -- (2.7%)
     Aalberts Industries NV................  20,954   1,033,258            0.6%
     BE Semiconductor Industries NV........   8,408     660,719            0.4%
     TKH Group NV..........................   8,056     542,486            0.3%
     Other Securities......................           2,880,308            1.6%
                                                    -----------           -----
 TOTAL NETHERLANDS.........................           5,116,771            2.9%
                                                    -----------           -----
 NEW ZEALAND -- (0.8%)
 *   a2 Milk Co., Ltd......................  91,338     542,275            0.3%
     Other Securities......................             995,301            0.6%
                                                    -----------           -----
 TOTAL NEW ZEALAND.........................           1,537,576            0.9%
                                                    -----------           -----
 NORWAY -- (0.8%)
     Other Securities......................           1,552,538            0.9%
                                                    -----------           -----
 PORTUGAL -- (0.3%)
     Other Securities......................             598,805            0.3%
                                                    -----------           -----
 SINGAPORE -- (1.1%)
     Venture Corp., Ltd....................  35,200     503,173            0.3%
     Other Securities......................           1,594,228            0.9%
                                                    -----------           -----
 TOTAL SINGAPORE...........................           2,097,401            1.2%
                                                    -----------           -----
 SPAIN -- (2.0%)
     Bolsas y Mercados Espanoles SHMSF SA..  15,337     526,810            0.3%
     Cellnex Telecom SA....................  29,773     739,024            0.4%
     Distribuidora Internacional de
      Alimentacion SA...................... 131,375     642,553            0.4%
     Other Securities......................           2,040,537            1.1%
                                                    -----------           -----
 TOTAL SPAIN...............................           3,948,924            2.2%
                                                    -----------           -----
 SWEDEN -- (2.5%)
     Other Securities......................           4,786,670            2.7%
                                                    -----------           -----

 SWITZERLAND -- (4.1%)
     dormakaba Holding AG..................     513     507,753            0.3%
     Georg Fischer AG......................     595     733,082            0.4%
     Logitech International SA.............  23,464     839,057            0.4%
     Temenos Group AG......................   8,866   1,023,770            0.6%
     Other Securities......................           4,832,099            2.7%
                                                    -----------           -----
 TOTAL SWITZERLAND.........................           7,935,761            4.4%
                                                    -----------           -----

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                         SHARES     VALUE++    OF NET ASSETS**
                                         ------     -------    ---------------
 UNITED KINGDOM -- (15.0%)
       B&M European Value Retail SA....   116,868 $    616,664            0.3%
       Booker Group P.L.C..............   244,737      653,857            0.4%
       Capita P.L.C....................    81,598      568,250            0.3%
       Electrocomponents P.L.C.........    75,809      699,188            0.4%
       Halma P.L.C.....................    52,695      826,831            0.5%
       Hays P.L.C......................   235,979      584,150            0.3%
       HomeServe P.L.C.................    46,409      527,682            0.3%
       Howden Joinery Group P.L.C......   107,177      583,678            0.3%
       IMI P.L.C.......................    46,021      746,717            0.4%
       Inmarsat P.L.C..................    67,643      557,954            0.3%
       Jupiter Fund Management P.L.C...    69,161      545,714            0.3%
       Playtech P.L.C..................    41,773      545,835            0.3%
       Rightmove P.L.C.................    15,638      862,725            0.5%
       Rotork P.L.C....................   145,762      508,645            0.3%
       Spirax-Sarco Engineering P.L.C..    11,041      828,456            0.5%
       SSP Group P.L.C.................    78,775      611,773            0.3%
       Tate & Lyle P.L.C...............    63,855      548,532            0.3%
       WH Smith P.L.C..................    19,030      517,382            0.3%
       Other Securities................             17,603,507           10.0%
                                                  ------------          ------
 TOTAL UNITED KINGDOM..................             28,937,540           16.3%
                                                  ------------          ------
 TOTAL COMMON STOCKS...................            175,677,028           98.8%
                                                  ------------          ------

 PREFERRED STOCKS -- (0.7%)
 GERMANY -- (0.7%)
       Fuchs Petrolub SE...............     8,841      497,858            0.3%
       Other Securities................                826,114            0.4%
                                                  ------------          ------
 TOTAL GERMANY.........................              1,323,972            0.7%
                                                  ------------          ------
 TOTAL PREFERRED STOCKS................              1,323,972            0.7%
                                                  ------------          ------

 RIGHTS/WARRANTS -- (0.0%)
 TOTAL INVESTMENT SECURITIES...........            177,001,000
                                                  ------------

                                                    VALUE+
                                                    ------
 SECURITIES LENDING COLLATERAL -- (8.3%)
 (S)@  DFA Short Term Investment Fund.. 1,392,138   16,108,429            9.1%
                                                  ------------          ------
 TOTAL INVESTMENTS -- (100.0%)
   (Cost $157,669,292)...............             $193,109,429          108.6%
                                                  ============          ======

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                          -------------------------------------------
                            LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                          ----------- ----------- ------- -----------
           Common Stocks
             Australia...          -- $11,874,450   --    $11,874,450
             Austria.....          --   1,741,723   --      1,741,723
             Belgium..... $   389,148   2,585,462   --      2,974,610
             Canada......  14,889,618          --   --     14,889,618
             China.......          --      22,912   --         22,912
             Denmark.....          --   3,428,352   --      3,428,352
             Finland.....          --   4,475,968   --      4,475,968
             France......          --   9,218,497   --      9,218,497

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
  Germany........................          -- $  9,788,163   --    $  9,788,163
  Hong Kong......................          --    4,814,947   --       4,814,947
  Ireland........................          --      837,814   --         837,814
  Israel.........................          --    1,312,581   --       1,312,581
  Italy..........................          --    8,063,622   --       8,063,622
  Japan..........................          --   45,721,785   --      45,721,785
  Netherlands....................          --    5,116,771   --       5,116,771
  New Zealand....................          --    1,537,576   --       1,537,576
  Norway.........................          --    1,552,538   --       1,552,538
  Portugal.......................          --      598,805   --         598,805
  Singapore...................... $    19,032    2,078,369   --       2,097,401
  Spain..........................          --    3,948,924   --       3,948,924
  Sweden.........................          --    4,786,670   --       4,786,670
  Switzerland....................          --    7,935,761   --       7,935,761
  United Kingdom.................          --   28,937,540   --      28,937,540
 Preferred Stocks
  Germany........................          --    1,323,972   --       1,323,972
 Securities Lending Collateral...          --   16,108,429   --      16,108,429
                                  ----------- ------------   --    ------------
 TOTAL........................... $15,297,798 $177,811,631   --    $193,109,429
                                  =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                         INTERNATIONAL  INTERNATIONAL
                                                          U.S. LARGE CAP U.S. SMALL CAP    LARGE CAP      SMALL CAP
                                                              GROWTH         GROWTH         GROWTH         GROWTH
                                                           PORTFOLIO *    PORTFOLIO *     PORTFOLIO *    PORTFOLIO *
                                                          -------------- -------------- --------------  --------------
ASSETS:
Investments at Value (including $141,941, $106,349,
 $23,687 and $16,412 of securities on loan,
 respectively)........................................... $    1,643,008 $      507,705 $      321,769  $      177,001
Temporary Cash Investments at Value & Cost...............         20,763             --             --              --
Collateral from Securities on Loan Invested in Affiliate
 at Value (including cost of $83,488, $76,455,
 $24,501 and $16,108)....................................         83,490         76,457         24,500          16,108
Foreign Currencies at Value..............................             --             --            306             436
Cash.....................................................             --             --              2             116
Receivables:
  Investment Securities Sold.............................             --            990             --              90
  Dividends, Interest and Tax Reclaims...................          1,827             61            867             326
  Securities Lending Income..............................             33             89              8              42
  Fund Shares Sold.......................................            843            299            108             160
Prepaid Expenses and Other Assets........................             21             21             19              17
                                                          -------------- -------------- --------------  --------------
     Total Assets........................................      1,749,985        585,622        347,579         194,296
                                                          -------------- -------------- --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................        103,647         76,454         24,501          16,108
  Investment Securities Purchased........................             --             --             11             224
  Fund Shares Redeemed...................................            730            480            163             105
  Due to Advisor.........................................            226            150             65              50
  Line of Credit.........................................             --            353              6              --
Accrued Expenses and Other Liabilities...................            127             48             37              39
                                                          -------------- -------------- --------------  --------------
     Total Liabilities...................................        104,730         77,485         24,783          16,526
                                                          -------------- -------------- --------------  --------------
NET ASSETS............................................... $    1,645,255 $      508,137 $      322,796  $      177,770
                                                          ============== ============== ==============  ==============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $1,645,255; $508,137; $322,796 and $177,770 and
 shares outstanding of 90,289,421; 27,842,048;
 24,821,716 and 11,230,373, respectively................. $        18.22 $        18.25 $        13.00  $        15.83
                                                          ============== ============== ==============  ==============
Investments at Cost...................................... $    1,302,898 $      397,482 $      269,249  $      141,561
                                                          ============== ============== ==============  ==============
Foreign Currencies at Cost............................... $           -- $           -- $          314  $          437
                                                          ============== ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.......................................... $    1,279,159 $      392,686 $      285,564  $      137,602
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)........................          1,424             38            572             279
Accumulated Net Realized Gain (Loss).....................          4,392          5,188        (15,849)          4,450
Net Unrealized Foreign Exchange Gain (Loss)..............             --             --             (2)             --
Net Unrealized Appreciation (Depreciation)...............        360,280        110,225         52,511          35,439
                                                          -------------- -------------- --------------  --------------
NET ASSETS............................................... $    1,645,255 $      508,137 $      322,796  $      177,770
                                                          ============== ============== ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED..........................  1,000,000,000  1,000,000,000  1,000,000,000   1,000,000,000
                                                          ============== ============== ==============  ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                       U.S. LARGE U.S. SMALL INTERNATIONAL INTERNATIONAL
                                                                          CAP        CAP       LARGE CAP     SMALL CAP
                                                                         GROWTH     GROWTH      GROWTH        GROWTH
                                                                       PORTFOLIO# PORTFOLIO#  PORTFOLIO#    PORTFOLIO#
                                                                       ---------- ---------- ------------- -------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $4, $0, $629 and $287,
   respectively)......................................................  $ 27,114   $ 4,725      $ 6,447       $ 3,216
  Non Cash Income.....................................................        --        --          384            --
  Income from Securities Lending......................................       341       446          202           353
                                                                        --------   -------      -------       -------
     Total Investment Income..........................................    27,455     5,171        7,033         3,569
                                                                        --------   -------      -------       -------
FUND EXPENSES
  Investment Management Fees..........................................     2,357     1,458          680           709
  Accounting & Transfer Agent Fees....................................        98        33           35            24
  Custodian Fees......................................................        18        13           50            92
  Filing Fees.........................................................       109        67           55            47
  Shareholders' Reports...............................................        41        18           13             8
  Directors'/Trustees' Fees & Expenses................................        13         4            3             1
  Professional Fees...................................................        22         7            6             4
  Other...............................................................        43        15           14             9
                                                                        --------   -------      -------       -------
     Total Expenses...................................................     2,701     1,615          856           894
                                                                        --------   -------      -------       -------
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
   Fees Recovered by Advisor (Note C).................................        72        25          (40)         (114)
  Fees Paid Indirectly (Note C).......................................        --        --          (14)           (5)
                                                                        --------   -------      -------       -------
  Net Expenses........................................................     2,773     1,640          802           775
                                                                        --------   -------      -------       -------
  NET INVESTMENT INCOME (LOSS)........................................    24,682     3,531        6,231         2,794
                                                                        --------   -------      -------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**......................................     8,844     5,379          699         4,663
    Affiliated Investment Companies Shares Sold.......................         7         1           --            (1)
    Futures...........................................................        --       (27)          42           (24)
    Foreign Currency Transactions.....................................        --        --          (70)           30
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency........................   262,156    83,166       50,579        27,588
    Affiliated Investment Companies Shares............................       (18)      (10)          (2)           (2)
    Translation of Foreign Currency Denominated Amounts...............        --        --           14             8
                                                                        --------   -------      -------       -------
  NET REALIZED AND UNREALIZED GAIN (LOSS).............................   270,989    88,509       51,262        32,262
                                                                        --------   -------      -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...........................................................  $295,671   $92,040      $57,493       $35,056
                                                                        ========   =======      =======       =======

----------
**Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                  U.S. LARGE CAP         U.S. SMALL CAP    INTERNATIONAL LARGE
                                                 GROWTH PORTFOLIO       GROWTH PORTFOLIO   CAP GROWTH PORTFOLIO
                                              ----------------------  -------------------  ------------------
                                                 YEAR        YEAR       YEAR       YEAR      YEAR       YEAR
                                                ENDED       ENDED      ENDED      ENDED     ENDED      ENDED
                                               OCT. 31,    OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,   OCT. 31,
                                                 2017        2016       2017       2016      2017       2016
                                              ----------  ----------  --------  ---------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)............... $   24,682  $   16,830  $  3,531  $   2,515  $  6,231   $  4,997
  Net Realized Gain (Loss) on:
   Investment Securities Sold*...............      8,844      (4,281)    5,379      2,303       699     (5,598)
   Affiliated Investment Companies Shares
    Sold.....................................          7          --         1         --        --         --
   Futures...................................         --         (81)      (27)      (330)       42        239
   Foreign Currency Transactions.............         --          --        --         --       (70)         4
   Forward Currency Contracts................         --          --        --         --        --         (1)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency.................................    262,156      17,925    83,166     (4,519)   50,579     (1,805)
   Affiliated Investment Companies
    Shares...................................        (18)         --       (10)        --        (2)        --
   Translation of Foreign Currency
    Denominated Amounts......................         --          --        --         --        14        (14)
                                              ----------  ----------  --------  ---------  --------   --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............    295,671      30,393    92,040        (31)   57,493     (2,178)
                                              ----------  ----------  --------  ---------  --------   --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares................    (24,288)    (16,719)   (3,400)    (2,486)   (5,943)    (4,712)
  Net Short-Term Gains:
   Institutional Class Shares................         --          --        --       (117)       --         --
  Net Long-Term Gains:
   Institutional Class Shares................         --      (3,863)   (1,839)    (1,669)       --         --
                                              ----------  ----------  --------  ---------  --------   --------
    Total Distributions......................    (24,288)    (20,582)   (5,239)    (4,272)   (5,943)    (4,712)
                                              ----------  ----------  --------  ---------  --------   --------
Capital Share Transactions (1):
  Shares Issued..............................    484,563     475,731   163,136    175,891    97,181    124,823
  Shares Issued in Lieu of Cash
   Distributions.............................     24,063      20,411     5,189      4,230     5,883      4,565
  Shares Redeemed............................   (237,334)   (140,910)  (66,013)  (108,609)  (57,704)   (64,741)
                                              ----------  ----------  --------  ---------  --------   --------
    Net Increase (Decrease) from Capital
     Share Transactions......................    271,292     355,232   102,312     71,512    45,360     64,647
                                              ----------  ----------  --------  ---------  --------   --------
    Total Increase (Decrease) in Net
     Assets..................................    542,675     365,043   189,113     67,209    96,910     57,757
NET ASSETS
  Beginning of Period........................  1,102,580     737,537   319,024    251,815   225,886    168,129
                                              ----------  ----------  --------  ---------  --------   --------
  End of Period.............................. $1,645,255  $1,102,580  $508,137  $ 319,024  $322,796   $225,886
                                              ==========  ==========  ========  =========  ========   ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued..............................     29,120      32,435     9,709     12,300     8,467     11,570
  Shares Issued in Lieu of Cash
   Distributions.............................      1,437       1,380       308        292       493        421
  Shares Redeemed............................    (14,216)     (9,629)   (3,939)    (7,914)   (5,090)    (6,067)
                                              ----------  ----------  --------  ---------  --------   --------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.....................     16,341      24,186     6,078      4,678     3,870      5,924
                                              ==========  ==========  ========  =========  ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME).......................... $    1,424  $    1,512  $     38  $      16  $    572   $    485

                                              INTERNATIONAL SMALL
                                              CAP GROWTH PORTFOLIO
                                              ------------------
                                                YEAR       YEAR
                                               ENDED      ENDED
                                              OCT. 31,   OCT. 31,
                                                2017       2016
                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)............... $  2,794   $  2,174
  Net Realized Gain (Loss) on:
   Investment Securities Sold*...............    4,663        232
   Affiliated Investment Companies Shares
    Sold.....................................       (1)        --
   Futures...................................      (24)        --
   Foreign Currency Transactions.............       30         42
   Forward Currency Contracts................       --         (2)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency.................................   27,588      3,240
   Affiliated Investment Companies
    Shares...................................       (2)        --
   Translation of Foreign Currency
    Denominated Amounts......................        8         (8)
                                              --------   --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............   35,056      5,678
                                              --------   --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares................   (2,806)    (2,089)
  Net Short-Term Gains:
   Institutional Class Shares................       --         --
  Net Long-Term Gains:
   Institutional Class Shares................     (222)    (1,165)
                                              --------   --------
    Total Distributions......................   (3,028)    (3,254)
                                              --------   --------
Capital Share Transactions (1):
  Shares Issued..............................   43,796     37,416
  Shares Issued in Lieu of Cash
   Distributions.............................    3,000      3,232
  Shares Redeemed............................  (19,751)   (16,841)
                                              --------   --------
    Net Increase (Decrease) from Capital
     Share Transactions......................   27,045     23,807
                                              --------   --------
    Total Increase (Decrease) in Net
     Assets..................................   59,073     26,231
NET ASSETS
  Beginning of Period........................  118,697     92,466
                                              --------   --------
  End of Period.............................. $177,770   $118,697
                                              ========   ========
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued..............................    3,116      3,034
  Shares Issued in Lieu of Cash
   Distributions.............................      216        262
  Shares Redeemed............................   (1,456)    (1,370)
                                              --------   --------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.....................    1,876      1,926
                                              ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME).......................... $    279   $    339

----------
See page 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       U.S. LARGE CAP GROWTH PORTFOLIO
                                         ----------------------------------------------------        ---------
                                                                                         PERIOD
                                                                                        DEC. 20,
                                            YEAR        YEAR       YEAR      YEAR       2012(A)        YEAR
                                           ENDED       ENDED      ENDED     ENDED          TO         ENDED
                                          OCT. 31,    OCT. 31,   OCT. 31,  OCT. 31,     OCT. 31,     OCT. 31,
                                            2017        2016       2015      2014         2013         2017
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $    14.91  $    14.82  $  14.31  $  12.56  $  10.00        $  14.66
                                         ----------  ----------  --------  --------  --------        --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......       0.30        0.27      0.26      0.23      0.16            0.14
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............       3.30        0.17      0.56      1.73      2.49            3.68
                                         ----------  ----------  --------  --------  --------        --------
   Total from Investment Operations.....       3.60        0.44      0.82      1.96      2.65            3.82
---------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................      (0.29)      (0.27)    (0.24)    (0.21)    (0.09)          (0.14)
 Net Realized Gains.....................         --       (0.08)    (0.07)       --        --           (0.09)
                                         ----------  ----------  --------  --------  --------        --------
   Total Distributions..................      (0.29)      (0.35)    (0.31)    (0.21)    (0.09)          (0.23)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $    18.22  $    14.91  $  14.82  $  14.31  $  12.56        $  18.25
=======================================  ==========  ==========  ========  ========  ========        ========
Total Return............................      24.34%       3.00%     5.79%    15.70%    26.58%(C)       26.15%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $1,645,255  $1,102,580  $737,537  $508,736  $223,904        $508,137
Ratio of Expenses to Average Net Assets.       0.20%       0.20%     0.20%     0.20%     0.20%(B)(D)     0.39%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor).............       0.19%       0.20%     0.20%     0.22%     0.28%(B)(D)     0.39%
Ratio of Net Investment Income to
 Average Net Assets.....................       1.78%       1.86%     1.77%     1.69%     1.59%(D)        0.85%
Portfolio Turnover Rate.................         14%         14%       15%        8%       10%(C)          27%
---------------------------------------------------------------------------------------------------------------

                                            U.S. SMALL CAP GROWTH PORTFOLIO
                                         ---------------------------------------
                                                                           PERIOD
                                                                          DEC. 20,
                                           YEAR      YEAR      YEAR       2012(A)
                                          ENDED     ENDED     ENDED          TO
                                         OCT. 31,  OCT. 31,  OCT. 31,     OCT. 31,
                                           2016      2015      2014         2013
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $  14.74  $  14.30  $  13.47  $  10.00
                                         --------  --------  --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......     0.14      0.10      0.09      0.07
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............     0.02      0.51      0.93      3.44
                                         --------  --------  --------  --------
   Total from Investment Operations.....     0.16      0.61      1.02      3.51
--------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................    (0.14)    (0.10)    (0.09)    (0.04)
 Net Realized Gains.....................    (0.10)    (0.07)    (0.10)       --
                                         --------  --------  --------  --------
   Total Distributions..................    (0.24)    (0.17)    (0.19)    (0.04)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $  14.66  $  14.74  $  14.30  $  13.47
=======================================  ========  ========  ========  ========
Total Return............................     1.12%     4.31%     7.64%    35.17%(C)
--------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $319,024  $251,815  $181,619  $121,634
Ratio of Expenses to Average Net Assets.     0.40%     0.40%     0.40%     0.40%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor).............     0.39%     0.40%     0.41%     0.49%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.....................     0.95%     0.70%     0.66%     0.71%(D)
Portfolio Turnover Rate.................       47%       16%       19%       25%(C)
--------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                                         --------------------------------------------------
                                                                                       PERIOD
                                           YEAR       YEAR       YEAR      YEAR       DEC. 20,
                                          ENDED      ENDED      ENDED     ENDED      2012(A) TO
                                         OCT. 31,   OCT. 31,   OCT. 31,  OCT. 31,     OCT. 31,
                                           2017       2016       2015      2014         2013
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $  10.78  $  11.19   $  11.68   $  11.81   $ 10.00
                                         --------  --------   --------   --------   -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......     0.27      0.27       0.28       0.31      0.24
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............     2.21     (0.43)     (0.43)     (0.16)     1.74
                                         --------  --------   --------   --------   -------
   Total from Investment Operations.....     2.48     (0.16)     (0.15)      0.15      1.98
---------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................    (0.26)    (0.25)     (0.27)     (0.28)    (0.17)
 Net Realized Gains.....................       --        --      (0.07)        --        --
                                         --------  --------   --------   --------   -------
   Total Distributions..................    (0.26)    (0.25)     (0.34)     (0.28)    (0.17)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $  13.00  $  10.78   $  11.19   $  11.68   $ 11.81
=======================================  ========  ========   ========   ========  ==========
Total Return............................    23.23%    (1.43)%    (1.29)%     1.21%    19.98%(C)
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $322,796  $225,886   $168,129   $141,264   $46,708
Ratio of Expenses to Average Net Assets.     0.30%     0.30%      0.30%      0.30%     0.30%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees
 Paid Indirectly).......................     0.31%     0.33%      0.34%      0.37%     0.65%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.....................     2.29%     2.47%      2.45%      2.59%     2.60%(D)
Portfolio Turnover Rate.................       21%       20%        37%        20%        3%(C)
---------------------------------------------------------------------------------------------------

                                                INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                                         -----------------------------------------------
                                                                                    PERIOD
                                           YEAR      YEAR      YEAR     YEAR       DEC. 20,
                                          ENDED     ENDED     ENDED    ENDED      2012(A) TO
                                         OCT. 31,  OCT. 31,  OCT. 31, OCT. 31,     OCT. 31,
                                           2017      2016      2015     2014         2013
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $  12.69  $  12.45  $ 11.98  $ 12.22    $ 10.00
                                         --------  --------  -------  -------    -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......     0.28      0.25     0.28     0.25       0.24
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............     3.16      0.38     0.55    (0.26)      2.13
                                         --------  --------  -------  -------    -------
   Total from Investment Operations.....     3.44      0.63     0.83    (0.01)      2.37
-----------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................    (0.28)    (0.24)   (0.25)   (0.23)     (0.15)
 Net Realized Gains.....................    (0.02)    (0.15)   (0.11)      --         --
                                         --------  --------  -------  -------    -------
   Total Distributions..................    (0.30)    (0.39)   (0.36)   (0.23)     (0.15)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $  15.83  $  12.69  $ 12.45  $ 11.98    $ 12.22
=======================================  ========  ========  ======== ========  ==========
Total Return............................    27.49%     5.21%    7.09%   (0.18)%    23.83%(C)
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $177,770  $118,697  $92,466  $65,678    $44,274
Ratio of Expenses to Average Net Assets.     0.55%     0.55%    0.55%    0.55%      0.55%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses
 Reimbursed), and/or Previously Waived
 Fees Recovered by Advisor and Fees
 Paid Indirectly).......................     0.63%     0.65%    0.67%    0.72%      1.00%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.....................     1.97%     2.04%    2.24%    2.00%      2.50%(D)
Portfolio Turnover Rate.................       27%       29%      30%      29%         7%(C)
-----------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund offers one hundred operational portfolios, four of which, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios"), are included in this report. The remaining ninety-six portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio (the "Domestic Equity Portfolios") and International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap

Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                U.S. Large Cap Growth Portfolio........... 0.17%
                U.S. Small Cap Growth Portfolio........... 0.35%
                International Large Cap Growth Portfolio.. 0.25%
                International Small Cap Growth Portfolio.. 0.50%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

   For the year ended October 31, 2017, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                          PREVIOUSLY       NET WAIVED FEES/
                                                          RECOVERY       WAIVED FEES/      EXPENSES ASSUMED
                                            EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED  (RECOVERED PREVIOUSLY
                                           LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE     WAIVED FEES/
INSTITUTIONAL CLASS SHARES                   AMOUNT   EXPENSES ASSUMED     RECOVERY        EXPENSES ASSUMED)
--------------------------                 ---------- ---------------- ----------------- ---------------------
U.S. Large Cap Growth Portfolio...........    0.20%         $83              $ 60                $(72)
U.S. Small Cap Growth Portfolio...........    0.40%          26                --                 (25)
International Large Cap Growth Portfolio..    0.30%           8               171                  40
International Small Cap Growth Portfolio..    0.55%          --               319                 114

EARNED INCOME CREDIT:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2017, expenses reduced were as follows (amounts in thousands):

                                                         FEES PAID
                                                         INDIRECTLY
                                                         ----------
             International Large Cap Growth Portfolio...    $14
             International Small Cap Growth Portfolio...      5

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                U.S. Large Cap Growth Portfolio............ $14
                U.S. Small Cap Growth Portfolio............   4
                International Large Cap Growth Portfolio...   3
                International Small Cap Growth Portfolio...   2

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                    PURCHASES  SALES
                                                    --------- --------
         U.S. Large Cap Growth Portfolio........... $472,759  $189,002
         U.S. Small Cap Growth Portfolio...........  227,067   113,772
         International Large Cap Growth Portfolio..  103,182    57,781
         International Small Cap Growth Portfolio..   66,764    38,357

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2017, transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                NET REALIZED                                     DIVIDEND   CAPITAL GAIN
                                                GAIN/(LOSS)    CHANGE IN                        INCOME FROM DISTRIBUTIONS
                                                ON SALES OF   UNREALIZED              SHARES AS AFFILIATED      FROM
                BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT    OF     INVESTMENT   AFFILIATED
                 10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17  10/31/17   COMPANIES   INVESTMENT
                ---------- --------- ---------- ------------ ------------- ---------- --------- ----------- -------------
U.S. LARGE CAP GROWTH PORTFOLIO
DFA Short Term
  Investment
  Fund.........  $143,831  $459,625   $499,787      $ 7          $(18)      $103,658    8,958     $1,050         --
                 --------  --------   --------      ---          ----       --------    -----     ------         --
TOTAL            $143,831  $459,625   $499,787      $ 7          $(18)      $103,658    8,958     $1,050         --

U.S. SMALL CAP GROWTH PORTFOLIO
DFA Short Term
  Investment
  Fund.........  $ 92,476  $179,699   $195,709      $ 1          $(10)      $ 76,457    6,608     $  692         --
                 --------  --------   --------      ---          ----       --------    -----     ------         --
TOTAL..........  $ 92,476  $179,699   $195,709      $ 1          $(10)      $ 76,457    6,608     $  692         --

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
DFA Short Term
  Investment
  Fund.........  $ 14,711  $171,424   $161,633      $--          $ (2)      $ 24,500    2,117     $  199         --
                 --------  --------   --------      ---          ----       --------    -----     ------         --
TOTAL            $ 14,711  $171,424   $161,633      $--          $ (2)      $ 24,500    2,117     $  199         --

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
DFA Short Term
  Investment
  Fund.........  $  9,873  $ 48,034   $ 41,796      $(1)         $ (2)      $ 16,108    1,392     $  152         --
                 --------  --------   --------      ---          ----       --------    -----     ------         --
TOTAL..........  $  9,873  $ 48,034   $ 41,796      $(1)         $ (2)      $ 16,108    1,392     $  152         --

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to net foreign currency gains/losses, and tax-equalization, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                              INCREASE       INCREASE
                                                             (DECREASE)     (DECREASE)
                                              INCREASE     UNDISTRIBUTED   ACCUMULATED
                                             (DECREASE)    NET INVESTMENT  NET REALIZED
                                           PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                           --------------- -------------- --------------
U.S. Large Cap Growth Portfolio...........      $570           $(482)         $ (88)
U.S. Small Cap Growth Portfolio...........       274            (109)          (165)
International Large Cap Growth Portfolio..       131            (201)            70
International Small Cap Growth Portfolio..       264             (48)          (216)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                           NET INVESTMENT
                                             INCOME AND
                                             SHORT-TERM     LONG-TERM
                                           CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                           -------------- ------------- -------
 U.S. Large Cap Growth Portfolio
 2016.....................................    $16,719        $3,863     $20,582
 2017.....................................     24,288            --      24,288
 U.S. Small Cap Growth Portfolio
 2016.....................................      2,602         1,669       4,271
 2017.....................................      3,400         1,839       5,239
 International Large Cap Growth Portfolio
 2016.....................................      4,712            --       4,712
 2017.....................................      5,943            --       5,943
 International Small Cap Growth Portfolio
 2016.....................................      2,089         1,165       3,254
 2017.....................................      2,806           222       3,028

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                            NET INVESTMENT
                                              INCOME AND
                                              SHORT-TERM     LONG-TERM
                                            CAPITAL GAINS  CAPITAL GAINS TOTAL
                                            -------------- ------------- -----
 U.S. Large Cap Growth Portfolio...........     $(482)         $ (88)    $(570)
 U.S. Small Cap Growth Portfolio...........      (109)          (165)     (274)
 International Large Cap Growth Portfolio..      (131)            --      (131)
 International Small Cap Growth Portfolio..      (102)          (162)     (264)

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                          UNDISTRIBUTED                                               TOTAL NET
                                          NET INVESTMENT                                            DISTRIBUTABLE
                                            INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                            SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                          CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                          -------------- ------------- ------------- -------------- -------------
U.S. Large Cap Growth Portfolio..........     $1,437        $4,401             --       $360,272      $366,110
U.S. Small Cap Growth Portfolio..........         43         5,194             --        110,218       115,455
International Large Cap Growth Portfolio.        603            --       $(15,671)        52,313        37,245
International Small Cap Growth Portfolio.        405         4,453             --         35,312        40,170

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                    UNLIMITED  TOTAL
                                                    --------- -------
          U.S. Large Cap Growth Portfolio..........       --       --
          U.S. Small Cap Growth Portfolio..........       --       --
          International Large Cap Growth Portfolio.  $15,671  $15,671
          International Small Cap Growth Portfolio.       --       --

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                U.S. Large Cap Growth Portfolio.......... $4,369
                International Large Cap Growth Portfolio.    784

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                    NET
                                                                                 UNREALIZED
                                           FEDERAL    UNREALIZED   UNREALIZED   APPRECIATION
                                           TAX COST  APPRECIATION DEPRECIATION (DEPRECIATION)
                                          ---------- ------------ ------------ --------------
U.S. Large Cap Growth Portfolio.......... $1,386,990   $385,537     $(25,266)     $360,271
U.S. Small Cap Growth Portfolio..........    473,944    120,551      (10,333)      110,218
International Large Cap Growth Portfolio.    293,956     63,110      (10,797)       52,313
International Small Cap Growth Portfolio.    157,797     40,764       (5,452)       35,312

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior fiscal period remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the International Equity Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FUTURES CONTRACTS: The Portfolios may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolios to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   3. FORWARD CURRENCY CONTRACTS: The International Equity Portfolios may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates. The International Equity Portfolios may enter into a forward contract in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. In addition, the International Equity Portfolios may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The decision to hedge an International Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the International Equity Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign-currency-denominated amounts. When the contract is closed or offset with the same counterparty, the International Equity Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2017 (amounts in thousands):

                                                          FUTURES
                                                          -------
               U.S. Small Cap Growth Portfolio...........  $831
               International Large Cap Growth Portfolio..    78

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the year ended October 31, 2017:

 DERIVATIVE TYPE   LOCATION OF GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
 ---------------   -----------------------------------------------------------
 Equity contracts             Net Realized Gain (Loss) on: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2017 (amounts in thousands):

                                                     REALIZED GAIN (LOSS)
                                                      ON DERIVATIVES
                                                     -------------------
                                                               EQUITY
                                                     TOTAL   CONTRACTS*
                                                     -----   ----------
          U.S. Small Cap Growth Portfolio........... $(27)      $(27)
          International Large Cap Growth Portfolio..   42         42
          International Small Cap Growth Portfolio..  (24)       (24)

* As of October 31, 2017, there were no futures or forward currency contracts outstanding. During the year ended October 31, 2017, the Portfolios had limited activity in futures and forward currency contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                             WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                              AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                           INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                           ------------- ------------ ------------ -------- ---------------
U.S. Large Cap Growth Portfolio...........     1.80%        $2,811         15        $ 2        $ 8,476
U.S. Small Cap Growth Portfolio...........     1.47%         3,318          9          1          6,023
International Large Cap Growth Portfolio..     1.64%         2,557         25          2         10,471
International Small Cap Growth Portfolio..     1.49%           300         25         --          1,942

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   At October 31, 2017, U.S. Small Cap Growth Portfolio and International Large Cap Growth Portfolio had loans outstanding in the amount of $353 and $6, respectively (amounts in thousands).

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2017, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

   For the year ended October 31, 2017, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                  PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                  --------- ------- --------------------
U.S. Large Cap Growth Portfolio...........  $56,789  $48,891       $(2,866)
U.S. Small Cap Growth Portfolio...........   43,211   45,858        (5,716)
International Large Cap Growth Portfolio..   13,033    6,287          (173)
International Small Cap Growth Portfolio..    5,759    5,453           135

J. SECURITIES LENDING:

   As of October 31, 2017, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The non-cash collateral includes short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                          MARKET
                                                          VALUE
                                                          -------
               U.S. Large Cap Growth Portfolio........... $61,509
               U.S. Small Cap Growth Portfolio...........  31,682
               International Large Cap Growth Portfolio..     118
               International Small Cap Growth Portfolio..   1,200

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses, and other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017:

                       REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                    AS OF OCTOBER 31, 2017
                   ---------------------------------------------------------
                   OVERNIGHT AND            BETWEEN
                    CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS    TOTAL
                   ------------- -------- ------------ -------- ------------
    SECURITIES LENDING TRANSACTIONS
    U.S. LARGE CAP GROWTH PORTFOLIO
    Common Stocks. $103,657,684     --         --         --    $103,657,684
    U.S. SMALL CAP GROWTH PORTFOLIO
    Common Stocks.   76,457,259     --         --         --      76,457,259
    INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
    Common Stocks.   24,500,154     --         --         --      24,500,154
    INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
    Common Stocks.   16,108,429     --         --         --      16,108,429

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

M. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                              APPROXIMATE
                                                               PERCENTAGE
                                                 NUMBER OF   OF OUTSTANDING
                                                SHAREHOLDERS     SHARES
                                                ------------ --------------
     U.S. Large Cap Growth Portfolio...........      3             81%
     U.S. Small Cap Growth Portfolio...........      4             80%
     International Large Cap Growth Portfolio..      3             91%
     International Small Cap Growth Portfolio..      3             90%

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 20, 2012 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                                                    OTHER
                                                                                                              DIRECTORSHIPS OF
                                                                                           PORTFOLIOS WITHIN       PUBLIC
                                                                                             THE DFA FUND         COMPANIES
 NAME, ADDRESS AND                   TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/         HELD DURING
  YEAR OF BIRTH         POSITION     LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
                                               DISINTERESTED TRUSTEES/DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
George M.            Director of      DFAIDG- Since         Leo Melamed Professor of       126 portfolios in  None
Constantinides       DFAIDG and DIG   1983                  Finance, University of         4 investment
University of        Trustee of       DIG- Since 1993       Chicago Booth School of        companies
Chicago Booth        DFAITC and DEM   DFAITC- Since         Business (since 1978).
School of Business                    1992
5807 S. Woodlawn                      DEM- Since 1993
Avenue
Chicago, IL 60637
1947
--------------------------------------------------------------------------------------------------------------------------------
Douglas W.           Director of      DFAIDG- Since         Merton H. Miller               126 portfolios in  None
Diamond              DFAIDG and DIG   June 2017             Distinguished Service          4 investment
University of        Trustee of       DIG- Since            Professor of Finance,          companies
Chicago Booth        DFAITC and DEM   June 2017             University of Chicago Booth
School of Business                    DFAITC- Since         School of Business (since
5807 S. Woodlawn                      June 2017             1988). Visiting Scholar,
Avenue                                DEM- Since            Federal Reserve Bank of
Chicago, IL 60637                     June 2017             Richmond (since
1953                                                        1990). Formerly, Fischer
                                                            Black Visiting Professor of
                                                            Financial Economics, Alfred
                                                            P. Sloan School of
                                                            Management, Massachusetts
                                                            Institute of Technology (2015
                                                            to 2016).
--------------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson    Director of      DFAIDG- Since         Professor in Practice          126 portfolios in  None
Yale School of       DFAIDG and DIG   1981                  Emeritus of Finance, Yale      4 investment
Management           Trustee of       DIG- Since 1993       School of Management (since    companies
P.O. Box 208200      DFAITC and DEM   DFAITC- Since         1984). Chairman, CIO and
New Haven, CT                         1992                  Partner, Zebra Capital
06520-8200                            DEM- Since 1993       Management, LLC (hedge fund
1943                                                        and asset manager) (since
                                                            2001). Formerly, Consultant
                                                            to Morningstar, Inc.
                                                            (2006-2016).
--------------------------------------------------------------------------------------------------------------------------------
Edward P. Lazear     Director of      DFAIDG- Since         Distinguished Visiting         126 portfolios in  None
Stanford University  DFAIDG and DIG   2010                  Fellow, Becker Friedman        4 investment
Graduate School of   Trustee of       DIG- Since 2010       Institute for Research in      companies
Business             DFAITC and DEM   DFAITC- Since         Economics, University of
Knight Management                     2010                  Chicago (since 2015). Morris
Center, E346                          DEM- Since 2010       Arnold Cox Senior Fellow,
Stanford, CA 94305                                          Hoover Institution (since
1948                                                        2002). Jack Steele Parker
                                                            Professor of Human Resources
                                                            Management and Economics,
                                                            Graduate School of Business,
                                                            Stanford University (since
                                                            1995). Cornerstone Research
                                                            (expert testimony and
                                                            economic and financial
                                                            analysis) (since 2009).
--------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes     Director of      DFAIDG- Since         Chief Investment Strategist,   126 portfolios in  Formerly,
c/o Dimensional      DFAIDG and DIG   1981                  Janus Henderson Investors      4 investment       Adviser, Kuapay,
Fund Advisors LP     Trustee of       DIG- Since 1993       (since 2014). Frank E. Buck    companies          Inc. (2013-2014).
6300 Bee Cave        DFAITC and DEM   DFAITC- Since         Professor of Finance,                             Formerly,
Road, Building One                    1992                  Emeritus, Graduate School of                      Director,
Austin, TX 78746                      DEM- Since 1993       Business, Stanford University                     American
1941                                                        (since 1981).                                     Century Fund
                                                                                                              Complex
                                                                                                              (registered
                                                                                                              investment
                                                                                                              companies)
                                                                                                              (43 Portfolios)
                                                                                                              (1980-2014).

                                                                                                                    OTHER
                                                                                                              DIRECTORSHIPS OF
                                                                                          PORTFOLIOS WITHIN        PUBLIC
                                                                                            THE DFA FUND          COMPANIES
NAME, ADDRESS AND                   TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/          HELD DURING
  YEAR OF BIRTH        POSITION     LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN          PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Abbie J. Smith      Director of      DFAIDG- Since         Boris and Irene Stern          126 portfolios in  Lead Director,
University of       DFAIDG and DIG   2000                  Distinguished Service          4 investment       (beginning May
Chicago Booth       Trustee of       DIG- Since 2000       Professor of Accounting,       companies          2014) and
School of Business  DFAITC and DEM   DFAITC- Since         University of Chicago Booth                       Director (since
5807 S. Woodlawn                     2000                  School of Business (since                         2000), HNI
Avenue                               DEM- Since 2000       1980).                                            Corporation
Chicago, IL 60637                                                                                            (formerly known
1953                                                                                                         as HON
                                                                                                             Industries Inc.)
                                                                                                             (office furniture);
                                                                                                             Director, Ryder
                                                                                                             System Inc.
                                                                                                             (transportation,
                                                                                                             logistics and
                                                                                                             supply-chain
                                                                                                             management)
                                                                                                             (since 2003); and
                                                                                                             Trustee, UBS
                                                                                                             Funds (3
                                                                                                             investment
                                                                                                             companies within
                                                                                                             the fund
                                                                                                             complex) (24
                                                                                                             portfolios) (since
                                                                                                             2009).

                                                                                                                  OTHER
                                                                                                             DIRECTORSHIPS OF
                                                                                          PORTFOLIOS WITHIN      PUBLIC
                                                                                            THE DFA FUND        COMPANIES
NAME, ADDRESS AND                   TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING      COMPLEX/2/        HELD DURING
  YEAR OF BIRTH        POSITION     LENGTH OF SERVICE              PAST 5 YEARS               OVERSEEN        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES/DIRECTORS*
------------------------------------------------------------------------------------------------------------------------------
David G. Booth      Chairman         DFAIDG- Since         Chairman, Director/Trustee,    126 portfolios in       None
6300 Bee Cave       Director of      1981                  and formerly, President and    4 investment
Road, Building One  DFAIDG and DIG   DIG- Since 1992       Co-Chief Executive Officer     companies
Austin, TX 78746    Trustee of       DFAITC- Since         (each until March 2017) of
1946                DFAITC and DEM   1992                  Dimensional Emerging Markets
                                     DEM- Since 1993       Value Fund ("DEM"), DFAIDG,
                                                           Dimensional Investment Group
                                                           Inc. ("DIG") and The DFA
                                                           Investment Trust Company
                                                           ("DFAITC"). Executive
                                                           Chairman, and formerly,
                                                           President and Co-Chief
                                                           Executive Officer (each until
                                                           February 2017) of Dimensional
                                                           Holdings Inc., Dimensional
                                                           Fund Advisors LP and DFA
                                                           Securities LLC (collectively
                                                           with DEM, DFAIDG, DIG and
                                                           DFAITC, the "DFA Entities").
                                                           Chairman and Director (since
                                                           2009) and formerly Co-Chief
                                                           Executive Officer (2010- June
                                                           2017) of Dimensional Fund
                                                           Advisors Canada ULC. Trustee,
                                                           University of Chicago (since
                                                           2002). Trustee, University of
                                                           Kansas Endowment Association
                                                           (since 2005). Formerly,
                                                           Director of Dimensional Fund
                                                           Advisors Ltd. (2002-July
                                                           2017), DFA Australia Limited
                                                           (1994-July 2017), Dimensional
                                                           Advisors Ltd. (2012-July
                                                           2017), Dimensional Funds plc
                                                           (2006-July 2017) and
                                                           Dimensional Funds II plc
                                                           (2006-July 2017). Formerly,
                                                           Director and President of
                                                           Dimensional Japan Ltd.
                                                           (2012-April 2017). Formerly,
                                                           President, Dimensional
                                                           SmartNest (US) LLC
                                                           (2009-2014); and Limited
                                                           Partner, VSC Investors, LLC
                                                           (2007 to 2015). Formerly,
                                                           Chairman, Director, President
                                                           and Co-Chief Executive
                                                           Officer of Dimensional Cayman
                                                           Commodity Fund I Ltd.
                                                           (2010-September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                             TERM OF OFFICE/1/
   NAME AND YEAR OF                           AND LENGTH OF
        BIRTH                POSITION            SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Valerie A. Brown        Vice President and     Since 2001       Vice President and Assistant Secretary of all the DFA
1967                    Assistant Secretary                     Entities, DFA Australia Limited, Dimensional Fund
                                                                Advisors Ltd., Dimensional Cayman Commodity Fund
                                                                I Ltd., Dimensional Fund Advisors Pte. Ltd. and
                                                                Dimensional Hong Kong Limited. Director, Vice
                                                                President and Assistant Secretary of Dimensional
                                                                Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------------
David P. Butler         Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities
1964                    Officer                                 (since 2017); Director of Dimensional Holdings Inc.
                                                                (since February 2017), Dimensional Fund Advisors
                                                                Canada ULC (since March 2017), Dimensional Japan
                                                                Ltd. (since April 2017), Dimensional Advisors Ltd.
                                                                (since July 2017), DFA Australia Limited (since July
                                                                2017) and Dimensional Fund Advisors Ltd. (since
                                                                August 2017); Director and Co-Chief Executive Officer
                                                                of Dimensional Cayman Commodity Fund I Ltd. (since
                                                                September 13, 2017). Formerly, Vice President
                                                                (October 2007 to February 2017), of all the DFA
                                                                Entities. Head of Global Financial Advisor Services
                                                                (since October 2007) for Dimensional Fund
                                                                Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Stephen A. Clark        Executive Vice         Since 2017       Executive Vice President (since March 2017) and
1972                    President                               formerly, Vice President (2004 to March 2017), of all
                                                                the DFA Entities. Director and Vice President (since
                                                                February 2016) of Dimensional Japan Ltd. President
                                                                and Director (since February 2016) of Dimensional
                                                                Fund Advisors Canada ULC. Vice President (since
                                                                April 2008) and Director (since October 2016) of DFA
                                                                Australia Limited. Director (since April 2016) of
                                                                Dimensional Advisors Ltd., Dimensional Fund
                                                                Advisors Pte. Ltd., and Dimensional Hong Kong
                                                                Limited. Vice President (since June 2016) of
                                                                Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                                Institutional Services (since January 2014) for
                                                                Dimensional Fund Advisors LP. Formerly, Vice
                                                                President (December 2010-February 2016) of
                                                                Dimensional Fund Advisors Canada ULC; and Head of
                                                                Institutional, North America (March 2012 to December
                                                                2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Christopher S. Crossan  Vice President and     Since 2004       Vice President and Global Chief Compliance Officer of
1965                    Global Chief                            all the DFA Entities, DFA Australia Limited and
                        Compliance Officer                      Dimensional Fund Advisors Ltd. Chief Compliance
                                                                Officer and Chief Privacy Officer of Dimensional Fund
                                                                Advisors Canada ULC (since October 2006 and March
                                                                2015, respectively), Chief Compliance Officer of
                                                                Dimensional Fund Advisors Pte. Ltd. (since October
                                                                2012) and Dimensional Japan Ltd. (since February
                                                                2017). Formerly, Vice President and Global Chief
                                                                Compliance Officer (October 2010-2014) for
                                                                Dimensional SmartNest (US) LLC.

                                                     TERM OF OFFICE/1/
   NAME AND YEAR OF                                    AND LENGTH OF
         BIRTH                  POSITION                  SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
(Michael) Sam Gilliland  Executive Vice          Since 2017                 Executive Vice President and Chief Operating Officer
1962                     President                                          of the DFA Fund Complex (since March 2017).
                                                                            Executive Vice President (since February 2017),
                                                                            Senior Advisor and Chief Operating Officer (since
                                                                            February 2016) of Dimensional Funds Advisors LP,
                                                                            Dimensional Holdings Inc. and Dimensional Investment
                                                                            LLC. Executive Vice President (since February 2017)
                                                                            of DFA Securities LLC. Director of Dimensional
                                                                            Advisors Ltd. (since February 2017), Dimensional
                                                                            Hong Kong Limited (since February 2017) and DFA
                                                                            Australia Limited (since October 2016). Formerly,
                                                                            Consultant for MSG Consulting (August 2013-February
                                                                            2017), and Chairman and Chief Executive Officer of
                                                                            Sabre Holdings (December 2003-August 2013).
---------------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle        Vice President, Chief   Since 2015                 Vice President, Chief Financial Officer, and
1958                     Financial Officer, and                             Treasurer of all the DFA Entities. Chief Financial
                         Treasurer                                          Officer, Treasurer and Vice President of Dimensional
                                                                            Advisors Ltd., Dimensional Fund Advisors Ltd.,
                                                                            Dimensional Hong Kong Limited, Dimensional Cayman
                                                                            Commodity Fund I Ltd., Dimensional Fund Advisors
                                                                            Canada ULC, Dimensional Fund Advisors Pte. Ltd and
                                                                            DFA Australia Limited. Director (since August 2016)
                                                                            for Dimensional Funds plc and Dimensional Funds II
                                                                            plc. Formerly, interim Chief Financial Officer and
                                                                            interim Treasurer of all the DFA Entities (April
                                                                            2016-September 2016); interim Chief Financial
                                                                            Officer and interim Treasurer (April 2016-July 2016)
                                                                            of Dimensional Fund Advisors LP, Dimensional Fund
                                                                            Advisors Ltd., DFA Australia Limited, Dimensional
                                                                            Advisors Ltd., Dimensional Fund Advisors Pte. Ltd,
                                                                            Dimensional Hong Kong Limited, Dimensional Cayman
                                                                            Commodity Fund I Ltd., Dimensional Fund Advisors
                                                                            Canada ULC; Controller (August 2015-September 2016)
                                                                            of all the DFA Entities; Controller (August
                                                                            2015-July 2016) Dimensional Fund Advisors LP; Vice
                                                                            President of T. Rowe Price Group, Inc. and Director
                                                                            of Investment Treasury and Treasurer of the T. Rowe
                                                                            Price Funds (March 2008-July 2015).
---------------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon             Vice President and      Vice President since 2004  Vice President and Assistant Secretary (since 2004
1973                     Assistant Secretary     and Assistant Secretary    and March 2017, respectively) of all the DFA
                                                 since 2017                 Entities and Dimensional Cayman Commodity Fund I Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell        Vice President          Since 2010                 Vice President of all the DFA Entities and
1972                                                                        Dimensional Cayman Commodity Fund I Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Catherine L. Newell      President and General   Since 2017                 President and General Counsel (since March 2017),
1964                     Counsel                                            and formerly, Vice President and Secretary (1997 and
                                                                            2000, respectively, to March 2017), of all the DFA
                                                                            Entities. Director, Vice President and Secretary of
                                                                            DFA Australia Limited and Dimensional Fund Advisors
                                                                            Ltd. (since February 2002, April 1997, and May 2002,
                                                                            respectively). Vice President and Secretary of
                                                                            Dimensional Fund Advisors Canada ULC (since June
                                                                            2003), Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Japan Ltd (since February 2012),
                                                                            Dimensional Advisors Ltd. (since March 2012) and
                                                                            Dimensional Fund Advisors Pte. Ltd. (since June
                                                                            2012). Director of Dimensional Funds plc and
                                                                            Dimensional Funds II plc (since 2002 and 2006,
                                                                            respectively). Director of Dimensional Japan Ltd.,
                                                                            Dimensional Advisors Ltd., Dimensional Fund Advisors
                                                                            Pte. Ltd. and Dimensional Hong Kong Limited (since
                                                                            August 2012 and July 2012). Formerly, Vice President
                                                                            and Secretary (October 2010-November 2014) of
                                                                            Dimensional SmartNest (US) LLC.

                                            TERM OF OFFICE/1/
 NAME AND YEAR OF                             AND LENGTH OF
      BIRTH              POSITION                SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz   Vice President and  Since 2013                 Vice President and Deputy Chief Compliance Officer
1961                Deputy Chief                                   of all the DFA Entities. Deputy Chief Compliance
                    Compliance Officer                             Officer (since December 2012) of Dimensional Fund
                                                                   Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Carolyn L. O        Vice President and  Vice President since 2010  Vice President and Secretary (since 2010 and March
1974                Secretary           and Secretary since 2017   2017, respectively) of all the DFA Entities,
                                                                   Dimensional Cayman Commodity Fund I Ltd., and
                                                                   Dimensional Fund Advisors Canada ULC (since April
                                                                   2016).
------------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive  Since 2017                 Co-Chief Executive Officer and Chief Investment
1976                Officer and Chief                              Officer of DFAIDG, DFAITC, DIG and DEM (since
                    Investment Officer                             September, 2017) and Dimensional Holdings Inc.,
                                                                   Dimensional Fund Advisors LP, DFA Securities LLC
                                                                   and Dimensional Fund Advisors Canada ULC (since
                                                                   September, 2017); Chief Investment Officer and
                                                                   Director of DFA Australia Limited (since September,
                                                                   2017 and October 2017, respectively); Director,
                                                                   Co-Chief Executive Officer and Chief Investment
                                                                   Officer of Dimensional Cayman Commodity Fund I Ltd.
                                                                   (since September, 2017); Director of Dimensional
                                                                   Funds plc and Dimensional Fund II plc (since August
                                                                   2014) and Dimensional Fund Advisors Pte. Ltd. (since
                                                                   June 2017); Co-Chief Investment Officer and Vice
                                                                   President (since February 2016) of Dimensional Japan
                                                                   Ltd. Formerly, Executive Vice President (March 2017-
                                                                   September, 2017), Co-Chief Investment Officer (June
                                                                   2014-September, 2017) and Vice President (January
                                                                   2007-March 2017) of DFAIDG, DFAITC, DIG and
                                                                   DEM; Executive Vice President (February 2017-
                                                                   September, 2017), Co-Chief Investment Officer (June
                                                                   2014-September, 2017) and Vice President (January
                                                                   2007-February 2017) of Dimensional Holdings Inc.,
                                                                   Dimensional Fund Advisors LP and DFA Securities
                                                                   LLC; Vice President and Co-Chief Investment Officer
                                                                   (April 2014-September, 2017) of Dimensional Fund
                                                                   Advisors Canada ULC; Co-Chief Investment Officer of
                                                                   DFA Australia Limited (April 2014-September, 2017);
                                                                   Co-Chief Investment Officer of DFA Securities LLC,
                                                                   Dimensional Fund Advisors LP, and Dimensional
                                                                   Holdings LLC (April 2014-September, 2017).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

   For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                  QUALIFYING
                                                                                      FOR
                              NET                                                  CORPORATE
                          INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING  FOREIGN    FOREIGN
DFA INVESTMENT              INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND     TAX       SOURCE
DIMENSIONS GROUP INC.    DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) CREDIT (3) INCOME (4)
------------------------ ------------- ------------- ------------- ------------- ------------- ---------- ---------- ----------
U.S. Large Cap Growth
 Portfolio..............      100%          --            --            100%          --           --         --         --
U.S. Small Cap Growth
 Portfolio..............       64%          --            36%           100%          --           --         --         --
International Large Cap
 Growth Portfolio.......      100%          --            --            100%          --           --          9%       100%
International Small Cap
 Growth Portfolio.......       88%          --            12%           100%          --           --          8%       100%

                                    QUALIFYING
                                      SHORT-
                         QUALIFYING    TERM
DFA INVESTMENT            INTEREST   CAPITAL
DIMENSIONS GROUP INC.    INCOME (5)  GAIN (6)
------------------------ ---------- ----------
U.S. Large Cap Growth
 Portfolio..............    100%       100%
U.S. Small Cap Growth
 Portfolio..............    100%       100%
International Large Cap
 Growth Portfolio.......    100%       100%
International Small Cap
 Growth Portfolio.......    100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(4)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(5)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                               DFA103117-041A
 [LOGO]                                                              00202787

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL RETIREMENT INCOME FUND

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
        LETTER TO SHAREHOLDERS
        DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.................   1
           Performance Charts......................................   2
           Management's Discussion and Analysis....................   3
           Disclosure of Fund Expenses.............................   6
           Disclosure of Portfolio Holdings........................   7
           Schedule of Investments
               Dimensional Retirement Income Fund..................   8
           Statement of Assets and Liabilities.....................   9
           Statement of Operations.................................  10
           Statements of Changes in Net Assets.....................  11
           Financial Highlights....................................  12
           Notes to Financial Statements...........................  13
           Report of Independent Registered Public Accounting Firm.  19
        FUND MANAGEMENT............................................  20
        VOTING PROXIES ON FUND PORTFOLIO SECURITIES................  27
        NOTICE TO SHAREHOLDERS.....................................  28

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULE OF INVESTMENTS
-----------------------

Investment Footnotes
+    See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------
(A)  Computed using average shares outstanding.
(B)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)  Non-Annualized
(D)  Annualized
(E)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Underlying Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL RETIREMENT INCOME FUND VS.
S&P GLOBAL BMI INDEX (NET DIVIDENDS),
CITI WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]



                                                              Citi World
              Dimensional                               Government Bond Index,
              Retirement          S&P Global BMI     1-3 Years, Currency-Hedged
              Income Fund        Index (net div.)            in USD Terms
            ---------------      ----------------    --------------------------
 11/2/2015      $10,000               $10,000                  $10,000
11/30/2015       $9,970                $9,887                   $9,997
12/31/2015       $9,866                $9,707                   $9,996
 1/31/2016       $9,866                $9,090                  $10,036
 2/29/2016       $9,906                $9,043                  $10,051
 3/31/2016      $10,150                $9,728                  $10,059
 4/30/2016      $10,190                $9,885                  $10,066
 5/31/2016      $10,160                $9,900                  $10,067
 6/30/2016      $10,272                $9,827                  $10,107
 7/31/2016      $10,383               $10,267                  $10,107
 8/31/2016      $10,363               $10,304                  $10,103
 9/30/2016      $10,426               $10,379                  $10,118
10/31/2016      $10,365               $10,181                  $10,114
11/30/2016      $10,284               $10,285                  $10,097
12/31/2016      $10,325               $10,506                  $10,114
 1/31/2017      $10,447               $10,793                  $10,120
 2/29/2017      $10,528               $11,090                  $10,135
 3/31/2017      $10,545               $11,221                  $10,138
 4/30/2017      $10,627               $11,401                  $10,154
 5/31/2017      $10,657               $11,634                  $10,167
 6/30/2017      $10,622               $11,705                  $10,162
 7/31/2017      $10,724               $12,025                  $10,183             Past performance is not predictive of
 8/31/2017      $10,786               $12,068                  $10,203             future performance.
 9/30/2017      $10,765               $12,325                  $10,197             The returns shown do not reflect the
10/31/2017      $10,847               $12,577                  $10,207             deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
                                                                                   redemption of fund shares.
                                                                                   Copyright 2017 S&P Dow Jones Indices
            AVERAGE ANNUAL         ONE            SINCE                            LLC, a division of S&P Global. All rights
            TOTAL RETURN           YEAR         INCEPTION                          reserved.
            --------------------------------------------------------------         Citi fixed income indices copyright 2017
                                   4.65%          4.16%                            by Citigroup.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

                                                     LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                            LOCAL RETURN RETURN IN U.S. DOLLARS
TEN LARGEST EMERGING MARKETS BY MARKET CAP  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a portfolio and its benchmark index may impact relative performance over the referenced period. The portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the portfolios' relative performance.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017

   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorterterm government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on ten-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......      0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).      1.83%            2.38%       0.55%

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).      1.81%            2.24%        0.43%
Bloomberg Barclays US Credit Index Long (yield)......      4.24%            4.16%       -0.08%

----------
Source: Bloomberg.

   There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

   Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

DIMENSIONAL RETIREMENT INCOME FUND

   The Dimensional Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S. Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA One-Year Fixed Income Portfolio and the DFA Inflation-Protected Securities Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 4.65% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The Fixed Income Underlying Funds' longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                             SIX MONTHS ENDED OCTOBER 31, 2017
 EXPENSE TABLE
                                       BEGINNING  ENDING              EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                         VALUE    VALUE     EXPENSE    DURING
                                       05/01/17  10/31/17    RATIO*   PERIOD*
                                       --------- --------- ---------- --------
 DIMENSIONAL RETIREMENT INCOME FUND**
 ------------------------------------
 Actual Fund Return................... $1,000.00 $1,020.70    0.22%    $1.12
 Hypothetical 5% Annual Return........ $1,000.00 $1,024.10    0.22%    $1.12

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Fund's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

FUNDS OF FUNDS

                                          AFFILIATED INVESTMENT COMPANIES
                                          -------------------------------
      Dimensional Retirement Income Fund.              100.0%

                      DIMENSIONAL RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                               SHARES    VALUE+
                                                               ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc......................... 485,256 $ 5,721,167
Investment in DFA One-Year Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc......................... 370,276   3,810,141
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.........................  32,875     723,577
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc............................  36,010     721,994
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.........................  20,160     474,173
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................  16,665     237,138
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................  10,393     232,594
                                                                       -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $11,485,219).......................................         $11,920,784
                                                                       ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $11,920,784    --      --    $11,920,784
                                     -----------    --      --    -----------
    TOTAL........................... $11,920,784    --      --    $11,920,784
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                   DIMENSIONAL
                                                                                                   RETIREMENT
                                                                                                   INCOME FUND
                                                                                                  ------------
ASSETS:
Investments in Affiliated Investment Companies at Value.......................................... $     11,921
Receivables:
  Investment Securities/Affiliated Investment Companies Sold.....................................           35
  Fund Shares Sold...............................................................................           11
Prepaid Expenses and Other Assets................................................................           13
                                                                                                  ------------
     Total Assets................................................................................       11,980
                                                                                                  ------------
LIABILITIES:
Payables:
  Due to Custodian...............................................................................           31
  Fund Shares Redeemed...........................................................................            1
  Due to Advisor.................................................................................            6
Accrued Expenses and Other Liabilities...........................................................            5
                                                                                                  ------------
     Total Liabilities...........................................................................           43
                                                                                                  ------------
NET ASSETS....................................................................................... $     11,937
                                                                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $11,937 and shares outstanding of 1,127,197. $      10.59
                                                                                                  ============
NUMBER OF SHARES AUTHORIZED......................................................................  800,000,000
                                                                                                  ============
Investments in Affiliated Investment Companies at Cost........................................... $     11,485
                                                                                                  ------------
NET ASSETS CONSIST OF:
Paid-In Capital.................................................................................. $     11,472
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)...........           43
Accumulated Net Realized Gain (Loss).............................................................          (14)
Net Unrealized Appreciation (Depreciation).......................................................          436
                                                                                                  ------------
NET ASSETS....................................................................................... $     11,937
                                                                                                  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                                     DIMENSIONAL
                                                                                                     RETIREMENT
                                                                                                     INCOME FUND
                                                                                                     -----------
INVESTMENT INCOME
  Income Distributions Received from Affiliated Investment Companies................................    $154
                                                                                                        ----
     Total Investment Income........................................................................     154
                                                                                                        ----
EXPENSES
  Investment Management Fees........................................................................       3
  Accounting & Transfer Agent Fees..................................................................       3
  Custodian Fees....................................................................................       1
  Filing Fees.......................................................................................      10
  Shareholders' Reports.............................................................................       7
                                                                                                        ----
     Total Expenses.................................................................................      24
                                                                                                        ----
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor (Note C).     (19)
                                                                                                        ----
  Net Expenses......................................................................................       5
                                                                                                        ----
  NET INVESTMENT INCOME (LOSS)......................................................................     149
                                                                                                        ----
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment Companies..........................      13
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares Sold.....................................................     (20)
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares..........................................................     299
                                                                                                        ----
  NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................................     292
                                                                                                        ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................................    $441
                                                                                                        ====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                            DIMENSIONAL
                                                                                            RETIREMENT
                                                                                            INCOME FUND
                                                                                        ------------------
                                                                                                   PERIOD
                                                                                          YEAR    NOV. 2,
                                                                                         ENDED   2015(A) TO
                                                                                        OCT. 31,  OCT. 31,
                                                                                          2017      2016
                                                                                        -------- ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)......................................................... $   149    $   46
  Capital Gain Distributions Received from Affiliated Investment Companies.............      13         1
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares Sold........................................     (20)       (5)
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares.............................................     299       137
                                                                                        -------    ------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................     441       179
                                                                                        -------    ------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.........................................................    (112)      (41)
  Net Short-Term Gains:
    Institutional Class Shares.........................................................      (1)       --
  Net Long-Term Gains:
    Institutional Class Shares.........................................................      (1)       --
                                                                                        -------    ------
     Total Distributions...............................................................    (114)      (41)
                                                                                        -------    ------
Capital Share Transactions (1):
  Shares Issued........................................................................  10,121     7,229
  Shares Issued in Lieu of Cash Distributions..........................................     103        33
  Shares Redeemed......................................................................  (5,068)     (946)
                                                                                        -------    ------
     Net Increase (Decrease) from Capital Share Transactions...........................   5,156     6,316
                                                                                        -------    ------
     Total Increase (Decrease) in Net Assets...........................................   5,483     6,454
NET ASSETS
  Beginning of Year....................................................................   6,454        --
                                                                                        -------    ------
  End of Year.......................................................................... $11,937    $6,454
                                                                                        =======    ======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued........................................................................     974       720
  Shares Issued in Lieu of Cash Distributions..........................................      10         3
  Shares Redeemed......................................................................    (486)      (94)
                                                                                        -------    ------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................     498       629
                                                                                        =======    ======
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME). $    43    $    5

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            DIMENSIONAL RETIREMENT
                                                                                                 INCOME FUND
                                                                                           -----------------
                                                                                                       PERIOD
                                                                                             YEAR     NOV. 2,
                                                                                            ENDED    2015(A) TO
                                                                                           OCT. 31,   OCT. 31,
                                                                                             2017       2016
                                                                                           -------- ----------
Net Asset Value, Beginning of Period...................................................... $ 10.26    $10.00
                                                                                           -------    ------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).........................................................    0.17      0.14
 Net Gains (Losses) on Securities (Realized and Unrealized)...............................    0.30      0.22
                                                                                           -------    ------
   Total from Investment Operations.......................................................    0.47      0.36
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....................................................................   (0.14)    (0.10)
 Net Realized Gains.......................................................................      --        --
                                                                                           -------    ------
   Total Distributions....................................................................   (0.14)    (0.10)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................................................ $ 10.59    $10.26
=========================================================================================  ======== ==========
Total Return..............................................................................    4.65%     3.65%(C)
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..................................................... $11,937    $6,454
Ratio of Expenses to Average Net Assets (E)...............................................    0.22%     0.22%(B)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by Advisor) (E)..................................    0.43%     2.01%(B)(D)
Ratio of Net Investment Income to Average Net Assets......................................    1.61%     1.42%(B)(D)
-------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, one of which, Dimensional Retirement Income Fund (the "Portfolio"), is included in this report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   The Portfolio achieves its investment objective by primarily investing in other series of the Fund and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). At October 31, 2017, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                        PERCENTAGE
                                                                                         OWNERSHIP
FUND OF FUNDS                       UNDERLYING FUNDS                                    AT 10/31/17
-------------                       ----------------                                    -----------
Dimensional Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --*
                                    U.S. Core Equity 1 Portfolio (IDG)                      --*
                                    Large Cap International Portfolio (IDG)                 --*
                                    International Core Equity Portfolio (IDG)               --*
                                    Emerging Markets Core Equity Portfolio (IDG)            --*
                                    DFA One-Year Fixed Income Portfolio (IDG)               --*
                                    DFA Inflation-Protected Securities Portfolio (IDG)      --*

* Amounts designated as -- are less than 1%.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolio are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

   For the year ended October 31, 2017, the Portfolio's investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.03% of average daily net assets.

   Pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount. Previously waived/expenses assumed fees subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are $78 and $19, respectively (amounts in thousands). The Portfolio is not obligated to reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    Dimensional Retirement Income Fund. --*

* Amounts are less than $500.

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolio's transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                                                                                      DIVIDEND
                                                                  NET REALIZED                                         INCOME
                                                                  GAIN/(LOSS)    CHANGE IN                              FROM
                                                         PROCEEDS ON SALES OF   UNREALIZED                           AFFILIATED
                                    BALANCE AT PURCHASES   FROM    AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                                     10/31/16   AT COST   SALES    INVESTMENT  DEPRECIATION   10/31/17    10/31/17   COMPANIES
                                    ---------- --------- -------- ------------ ------------- ---------- ------------ ----------
DIMENSIONAL RETIREMENT INCOME
 FUND
DFA Inflation-Protected Securities
 Portfolio.........................   $3,068    $4,845    $2,131      $(25)        $(36)      $ 5,721       485         $ 83
DFA One-Year Fixed Income
 Portfolio.........................    2,050     3,225     1,460        (2)          (3)        3,810       370           32
U.S. Core Equity 1 Portfolio.......      389       587       358         2          104           724        33            9
U.S. Large Company Portfolio.......      389       571       337         2           97           722        36           12
Large Cap International
 Portfolio.........................      252       376       221         2           65           474        20           10
International Core Equity
 Portfolio.........................      126       180       107         1           36           237        17            4
Emerging Markets Core Equity
 Portfolio.........................      119       179       102        --           36           233        10            4
                                      ------    ------    ------      ----         ----       -------       ---         ----
TOTAL..............................   $6,393    $9,963    $4,716      $(20)        $299       $11,921       971         $154

                                    CAPITAL GAIN
                                    DISTRIBUTIONS
                                        FROM
                                     AFFILIATED
                                     INVESTMENT
                                    -------------
DIMENSIONAL RETIREMENT INCOME
 FUND
DFA Inflation-Protected Securities
 Portfolio.........................      $ 8
DFA One-Year Fixed Income
 Portfolio.........................       --
U.S. Core Equity 1 Portfolio.......        2
U.S. Large Company Portfolio.......        3
Large Cap International
 Portfolio.........................       --
International Core Equity
 Portfolio.........................       --
Emerging Markets Core Equity
 Portfolio.........................       --
                                         ---
TOTAL..............................      $13

F. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", non-deductible organizational costs, 90 day stock issuance expense, non-deductible excise tax and tax-equalization, were reclassified to the following accounts. realized foreign capital gains tax, tax-equalization, non-deductible 90 day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                       INCREASE       INCREASE
                                                      (DECREASE)     (DECREASE)
                                       INCREASE     UNDISTRIBUTED   ACCUMULATED
                                      (DECREASE)    NET INVESTMENT  NET REALIZED
                                    PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                    --------------- -------------- --------------
Dimensional Retirement Income Fund.       --*             $1            $(1)

   * Amounts are less than $500.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                    NET INVESTMENT
                                      INCOME AND
                                      SHORT-TERM     LONG-TERM   TAX EXEMPT
                                    CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                    -------------- ------------- ---------- -----
Dimensional Retirement Income Fund
2016...............................      $ 41            --          --     $ 41
2017...............................       113           $ 1          --      114

   At October 31, 2017, the Portfolio did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                    UNDISTRIBUTED                                               TOTAL NET
                                    NET INVESTMENT                                            DISTRIBUTABLE
                                      INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                      SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                    CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                    -------------- ------------- ------------- -------------- -------------
Dimensional Retirement Income Fund.      $54            $14           --            $397          $465

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by this Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                            NET
                                                                         UNREALIZED
                                    FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                    TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                    -------- ------------ ------------ --------------
Dimensional Retirement Income Fund. $11,524      $400         $(3)          $397

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the current and prior fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                      WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                       AVERAGE    AVERAGE LOAN     DAYS     EXPENSE  BORROWED DURING
                                    INTEREST RATE   BALANCE    OUTSTANDING* INCURRED   THE PERIOD
                                    ------------- ------------ ------------ -------- ---------------
Dimensional Retirement Income Fund.     1.85%         $122          6          --         $123

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that the Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolio under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not utilize the interfund lending program during the year ended October 31, 2017.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

J. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentage of the Portfolio's outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                           APPROXIMATE
                                                          PERCENTAGE OF
                                              NUMBER OF    OUTSTANDING
                                             SHAREHOLDERS    SHARES
                                             ------------ -------------
         Dimensional Retirement Income Fund.      8            91%

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional Retirement Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional Retirement Income Fund (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 2, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                                                     OTHER
                                                                                                                  DIRECTORSHIPS
                                                                                              PORTFOLIOS WITHIN    OF PUBLIC
    NAME, ADDRESS                                                                               THE DFA FUND       COMPANIES
        AND                         TERM OF OFFICE/1/ AND     PRINCIPAL OCCUPATION DURING        COMPLEX/2/       HELD DURING
    YEAR OF BIRTH       POSITION    LENGTH OF SERVICE                PAST 5 YEARS                 OVERSEEN        PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
                                              DISINTERESTED TRUSTEES/DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
George M.              Director of  DFAIDG-Since 1983      Leo Melamed Professor of           126 portfolios     None
Constantinides         DFAIDG and   DIG-Since 1993         Finance, University of Chicago     in 4 investment
University of Chicago  DIG          DFAITC-Since 1992      Booth School of Business           companies
Booth School of        Trustee of   DEM-Since 1993         (since 1978).
Business               DFAITC and
5807 S. Woodlawn       DEM
Avenue
Chicago, IL 60637
1947
---------------------------------------------------------------------------------------------------------------------------------
Douglas W. Diamond     Director of  DFAIDG-Since June      Merton H. Miller Distinguished     126 portfolios     None
University of Chicago  DFAIDG and   2017                   Service Professor of Finance,      in 4 investment
Booth School of        DIG          DIG-Since June         University of Chicago Booth        companies
Business               Trustee of   2017                   School of Business (since
5807 S. Woodlawn       DFAITC and   DFAITC-Since June      1988). Visiting Scholar, Federal
Avenue                 DEM          2017                   Reserve Bank of Richmond
Chicago, IL 60637                   DEM-Since June         (since 1990). Formerly, Fischer
1953                                2017                   Black Visiting Professor of
                                                           Financial Economics, Alfred P.
                                                           Sloan School of Management,
                                                           Massachusetts Institute of
                                                           Technology (2015 to 2016).
---------------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson      Director of  DFAIDG-Since 1981      Professor in Practice Emeritus of  126 portfolios     None
Yale School of         DFAIDG and   DIG-Since 1993         Finance, Yale School of            in 4 investment
Management             DIG          DFAITC-Since 1992      Management (since 1984).           companies
P.O. Box 208200        Trustee of   DEM-Since 1993         Chairman, CIO and Partner,
New Haven, CT          DFAITC and                          Zebra Capital Management, LLC
06520-8200             DEM                                 (hedge fund and asset manager)
1943                                                       (since 2001). Formerly,
                                                           Consultant to Morningstar, Inc.
                                                           (2006-2016).
---------------------------------------------------------------------------------------------------------------------------------
Edward P. Lazear       Director of  DFAIDG-Since 2010      Distinguished Visiting Fellow,     126 portfolios     None
Stanford University    DFAIDG and   DIG-Since 2010         Becker Friedman Institute for      in 4 investment
Graduate School of     DIG          DFAITC-Since 2010      Research in Economics,             companies
Business               Trustee of   DEM-Since 2010         University of Chicago (since
Knight Management      DFAITC and                          2015). Morris Arnold Cox Senior
Center, E346           DEM                                 Fellow, Hoover Institution (since
Stanford, CA 94305                                         2002). Jack Steele Parker
1948                                                       Professor of Human Resources
                                                           Management and Economics,
                                                           Graduate School of Business,
                                                           Stanford University (since 1995).
                                                           Cornerstone Research (expert
                                                           testimony and economic and fina
                                                           ncial analysis) (since 2009).
---------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes       Director of  DFAIDG-Since 1981      Chief Investment Strategist,       126 portfolios     Formerly,
c/o Dimensional Fund   DFAIDG and   DIG-Since 1993         Janus Henderson Investors          in 4 investment    Adviser,
Advisors LP            DIG          DFAITC-Since 1992      (since 2014). Frank E. Buck        companies          Kuapay, Inc.
6300 Bee Cave          Trustee of   DEM-Since 1993         Professor of Finance, Emeritus,                       (2013-2014).
Road, Building One     DFAITC and                          Graduate School of Business,                          Formerly,
Austin, TX 78746       DEM                                 Stanford University (since 1981).                     Director,
1941                                                                                                             American
                                                                                                                 Century Fund
                                                                                                                 Complex
                                                                                                                 (registered
                                                                                                                 investment
                                                                                                                 companies)
                                                                                                                 (43 Portfolios)
                                                                                                                 (1980-2014).
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    OTHER
                                                                                                                DIRECTORSHIPS
                                                                                            PORTFOLIOS WITHIN     OF PUBLIC
    NAME, ADDRESS                                                                             THE DFA FUND        COMPANIES
        AND                         TERM OF OFFICE/1/ AND    PRINCIPAL OCCUPATION DURING       COMPLEX/2/        HELD DURING
    YEAR OF BIRTH       POSITION    LENGTH OF SERVICE               PAST 5 YEARS                OVERSEEN         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Abbie J. Smith         Director of  DFAIDG-Since 2000      Boris and Irene Stern            126 portfolios     Lead Director,
University of Chicago  DFAIDG and   DIG-Since 2000         Distinguished Service Professor  in 4 investment    (beginning
Booth School of        DIG          DFAITC-Since 2000      of Accounting, University of     companies          May 2014) and
Business               Trustee of   DEM-Since 2000         Chicago Booth School of                             Director (since
5807 S. Woodlawn       DFAITC and                          Business (since 1980).                              2000), HNI
Avenue                 DEM                                                                                     Corporation
Chicago, IL 60637                                                                                              (formerly
1953                                                                                                           known as HON
                                                                                                               Industries Inc.)
                                                                                                               (office
                                                                                                               furniture);
                                                                                                               Director, Ryder
                                                                                                               System Inc.
                                                                                                               (transportation,
                                                                                                               logistics and
                                                                                                               supply-chain
                                                                                                               management)
                                                                                                               (since 2003);
                                                                                                               and Trustee,
                                                                                                               UBS Funds
                                                                                                               (3 investment
                                                                                                               companies
                                                                                                               within the fund
                                                                                                               complex)
                                                                                                               (24 portfolios)
                                                                                                               (since 2009).
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 OTHER
                                                                                                              DIRECTORSHIPS
                                                                                           PORTFOLIOS WITHIN   OF PUBLIC
  NAME, ADDRESS                                                                              THE DFA FUND      COMPANIES
       AND                       TERM OF OFFICE/1/ AND     PRINCIPAL OCCUPATION DURING        COMPLEX/2/      HELD DURING
  YEAR OF BIRTH      POSITION    LENGTH OF SERVICE                PAST 5 YEARS                 OVERSEEN       PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES/DIRECTORS*
----------------------------------------------------------------------------------------------------------------------------
David G. Booth      Chairman     DFAIDG-Since 1981      Chairman, Director/Trustee, and    126 portfolios         None
6300 Bee Cave       Director of  DIG-Since 1992         formerly, President and Co-Chief   in 4 investment
Road, Building One  DFAIDG and   DFAITC-Since 1992      Executive Officer (each until      companies
Austin, TX 78746    DIG          DEM-Since 1993         March 2017) of Dimensional
1946                Trustee of                          Emerging Markets Value Fund
                    DFAITC and                          ("DEM"), DFAIDG, Dimensional
                    DEM                                 Investment Group Inc. ("DIG")
                                                        and The DFA Investment Trust
                                                        Company ("DFAITC"). Executive
                                                        Chairman, and formerly,
                                                        President and Co-Chief
                                                        Executive Officer (each until
                                                        February 2017) of Dimensional
                                                        Holdings Inc., Dimensional Fund
                                                        Advisors LP and DFA Securities
                                                        LLC (collectively with DEM,
                                                        DFAIDG, DIG and DFAITC, the
                                                        "DFA Entities"). Chairman and
                                                        Director (since 2009) and
                                                        formerly Co-Chief Executive
                                                        Officer (2010-June 2017) of
                                                        Dimensional Fund Advisors
                                                        Canada ULC. Trustee, University
                                                        of Chicago (since 2002). Trustee,
                                                        University of Kansas Endowment
                                                        Association (since 2005).
                                                        Formerly, Director of Dimensional
                                                        Fund Advisors Ltd. (2002-July
                                                        2017), DFA Australia Limited
                                                        (1994-July 2017), Dimensional
                                                        Advisors Ltd. (2012-July 2017),
                                                        Dimensional Funds plc (2006-
                                                        July 2017) and Dimensional
                                                        Funds II plc (2006-July 2017).
                                                        Formerly, Director and President
                                                        of Dimensional Japan Ltd. (2012-
                                                        April 2017). Formerly, President,
                                                        Dimensional SmartNest (US) LLC
                                                        (2009-2014); and Limited Partner,
                                                        VSC Investors, LLC (2007 to
                                                        2015). Formerly, Chairman,
                                                        Director, President and Co-Chief
                                                        Executive Officer of Dimensional
                                                        Cayman Commodity Fund I Ltd.
                                                        (2010-September 2017).

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                             TERM OF OFFICE/1/
                                              AND LENGTH OF
NAME AND YEAR OF BIRTH        POSITION           SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Valerie A. Brown         Vice President and    Since 2001       Vice President and Assistant Secretary of all the DFA
1967                     Assistant                              Entities, DFA Australia Limited, Dimensional Fund Advisors
                         Secretary                              Ltd., Dimensional Cayman Commodity Fund I Ltd.,
                                                                Dimensional Fund Advisors Pte. Ltd. and Dimensional
                                                                Hong Kong Limited. Director, Vice President and Assistant
                                                                Secretary of Dimensional Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------------------
David P. Butler          Co-Chief              Since 2017       Co-Chief Executive Officer of all the DFA entities (since
1964                     Executive Officer                      2017); Director of Dimensional Holdings Inc. (since
                                                                February 2017), Dimensional Fund Advisors Canada ULC
                                                                (since March 2017), Dimensional Japan Ltd. (since April
                                                                2017), Dimensional Advisors Ltd. (since July 2017), DFA
                                                                Australia Limited (since July 2017) and Dimensional Fund
                                                                Advisors Ltd. (since August 2017); Director and Co-Chief
                                                                Executive Officer of Dimensional Cayman Commodity Fund
                                                                I Ltd. (since September 13, 2017). Formerly, Vice President
                                                                (October 2007 to February 2017), of all the DFA Entities.
                                                                Head of Global Financial Advisor Services (since October
                                                                2007) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------------
Stephen A. Clark         Executive Vice        Since 2017       Executive Vice President (since March 2017) and formerly,
1972                     President                              Vice President (2004 to March 2017), of all the DFA
                                                                Entities. Director and Vice President (since February 2016)
                                                                of Dimensional Japan Ltd. President and Director (since
                                                                February 2016) of Dimensional Fund Advisors Canada
                                                                ULC. Vice President (since April 2008) and Director (since
                                                                October 2016) of DFA Australia Limited. Director (since
                                                                April 2016) of Dimensional Advisors Ltd., Dimensional Fund
                                                                Advisors Pte. Ltd., and Dimensional Hong Kong Limited.
                                                                Vice President (since June 2016) of Dimensional Fund
                                                                Advisors Pte. Ltd. Head of Global Institutional Services
                                                                (since January 2014) for Dimensional Fund Advisors LP.
                                                                Formerly, Vice President (December 2010-February 2016)
                                                                of Dimensional Fund Advisors Canada ULC; and Head of
                                                                Institutional, North America (March 2012 to December
                                                                2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------------
Christopher S. Crossan   Vice President and    Since 2004       Vice President and Global Chief Compliance Officer of all
1965                     Global Chief                           the DFA Entities, DFA Australia Limited and Dimensional
                         Compliance Officer                     Fund Advisors Ltd. Chief Compliance Officer and Chief
                                                                Privacy Officer of Dimensional Fund Advisors Canada ULC
                                                                (since October 2006 and March 2015, respectively), Chief
                                                                Compliance Officer of Dimensional Fund Advisors Pte. Ltd.
                                                                (since October 2012) and Dimensional Japan Ltd. (since
                                                                February 2017). Formerly, Vice President and Global Chief
                                                                Compliance Officer (October 2010-2014) for Dimensional
                                                                SmartNest (US) LLC.
----------------------------------------------------------------------------------------------------------------------------
(Michael) Sam Gilliland  Executive Vice        Since 2017       Executive Vice President and Chief Operating Officer of the
1962                     President                              DFA Fund Complex (since March 2017). Executive Vice
                                                                President (since February 2017), Senior Advisor and Chief
                                                                Operating Officer (since February 2016) of Dimensional
                                                                Funds Advisors LP, Dimensional Holdings Inc. and
                                                                Dimensional Investment LLC. Executive Vice President
                                                                (since February 2017) of DFA Securities LLC. Director of
                                                                Dimensional Advisors Ltd. (since February 2017),
                                                                Dimensional Hong Kong Limited (since February 2017) and
                                                                DFA Australia Limited (since October 2016). Formerly,
                                                                Consultant for MSG Consulting (August 2013-February
                                                                2017), and Chairman and Chief Executive Officer of Sabre
                                                                Holdings (December 2003-August 2013).
----------------------------------------------------------------------------------------------------------------------------

                                            TERM OF OFFICE/1/
                                             AND LENGTH OF
NAME AND YEAR OF BIRTH       POSITION           SERVICE                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Gregory K. Hinkle      Vice President,      Since 2015        Vice President, Chief Financial Officer, and Treasurer of all
 1958                   Chief Financial                        the DFA Entities. Chief Financial Officer, Treasurer and
                        Officer, and                           Vice President of Dimensional Advisors Ltd., Dimensional
                        Treasurer                              Fund Advisors Ltd., Dimensional Hong Kong Limited,
                                                               Dimensional Cayman Commodity Fund I Ltd., Dimensional
                                                               Fund Advisors Canada ULC, Dimensional Fund Advisors
                                                               Pte. Ltd and DFA Australia Limited. Director (since August
                                                               2016) for Dimensional Funds plc and Dimensional Funds II
                                                               plc. Formerly, interim Chief Financial Officer and interim
                                                               Treasurer of all the DFA Entities (April 2016-September
                                                               2016); interim Chief Financial Officer and interim Treasurer
                                                               (April 2016-July 2016) of Dimensional Fund Advisors LP,
                                                               Dimensional Fund Advisors Ltd., DFA Australia Limited,
                                                               Dimensional Advisors Ltd., Dimensional Fund Advisors Pte.
                                                               Ltd, Dimensional Hong Kong Limited, Dimensional Cayman
                                                               Commodity Fund I Ltd., Dimensional Fund Advisors
                                                               Canada ULC; Controller (August 2015-September 2016) of
                                                               all the DFA Entities; Controller (August 2015-July 2016)
                                                               Dimensional Fund Advisors LP; Vice President of T. Rowe
                                                               Price Group, Inc. and Director of Investment Treasury and
                                                               Treasurer of the T. Rowe Price Funds (March 2008-
                                                               July 2015).
-----------------------------------------------------------------------------------------------------------------------------
 Jeff J. Jeon           Vice President and   Vice              Vice President and Assistant Secretary (since 2004 and
 1973                   Assistant            President         March 2017, respectively) of all the DFA Entities and
                        Secretary            since 2004        Dimensional Cayman Commodity Fund I Ltd.
                                             and Assistant
                                             Secretary
                                             since 2017
-----------------------------------------------------------------------------------------------------------------------------
 Kenneth M. Manell      Vice President       Since 2010        Vice President of all the DFA Entities and Dimensional
 1972                                                          Cayman Commodity Fund I Ltd.
-----------------------------------------------------------------------------------------------------------------------------
 Catherine L. Newell    President and        Since 2017        President and General Counsel (since March 2017), and
 1964                   General Counsel                        formerly, Vice President and Secretary (1997 and 2000,
                                                               respectively, to March 2017), of all the DFA Entities.
                                                               Director, Vice President and Secretary of DFA Australia
                                                               Limited and Dimensional Fund Advisors Ltd. (since
                                                               February 2002, April 1997, and May 2002, respectively).
                                                               Vice President and Secretary of Dimensional Fund
                                                               Advisors Canada ULC (since June 2003), Dimensional
                                                               Cayman Commodity Fund I Ltd., Dimensional Japan Ltd
                                                               (since February 2012), Dimensional Advisors Ltd. (since
                                                               March 2012) and Dimensional Fund Advisors Pte. Ltd.
                                                               (since June 2012). Director of Dimensional Funds plc and
                                                               Dimensional Funds II plc (since 2002 and 2006,
                                                               respectively). Director of Dimensional Japan Ltd.,
                                                               Dimensional Advisors Ltd., Dimensional Fund Advisors Pte.
                                                               Ltd. and Dimensional Hong Kong Limited (since August
                                                               2012 and July 2012). Formerly, Vice President and
                                                               Secretary (October 2010-November 2014) of Dimensional
                                                               SmartNest (US) LLC.
-----------------------------------------------------------------------------------------------------------------------------
 Selwyn Notelovitz      Vice President and   Since 2013        Vice President and Deputy Chief Compliance Officer of all
 1961                   Deputy Chief                           the DFA Entities. Deputy Chief Compliance Officer (since
                        Compliance Officer                     December 2012) of Dimensional Fund Advisors LP.
-----------------------------------------------------------------------------------------------------------------------------
 Carolyn L. O           Vice President and   Vice              Vice President and Secretary (since 2010 and March 2017,
 1974                   Secretary            President         respectively) of all the DFA Entities, Dimensional Cayman
                                             since 2010        Commodity Fund I Ltd., and Dimensional Fund Advisors
                                             and               Canada ULC (since April 2016).
                                             Secretary
                                             since 2017
-----------------------------------------------------------------------------------------------------------------------------

                                            TERM OF OFFICE/1/
                                             AND LENGTH OF
NAME AND YEAR OF BIRTH       POSITION           SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
 Gerard K. O'Reilly     Co-Chief              Since 2017       Co-Chief Executive Officer and Chief Investment Officer of
 1976                   Executive Officer                      DFAIDG, DFAITC, DIG and DEM (since September, 2017)
                        and Chief                              and Dimensional Holdings Inc., Dimensional Fund Advisors
                        Investment Officer                     LP, DFA Securities LLC and Dimensional Fund Advisors
                                                               Canada ULC (since September, 2017); Chief Investment
                                                               Officer and Director of DFA Australia Limited (since
                                                               September, 2017 and October 2017, respectively); Director,
                                                               Co-Chief Executive Officer and Chief Investment Officer of
                                                               Dimensional Cayman Commodity Fund I Ltd. (since
                                                               September, 2017); Director of Dimensional Funds plc and
                                                               Dimensional Fund II plc (since August 2014) and
                                                               Dimensional Fund Advisors Pte. Ltd. (since June 2017);
                                                               Co-Chief Investment Officer and Vice President (since
                                                               February 2016) of Dimensional Japan Ltd. Formerly,
                                                               Executive Vice President (March 2017-September, 2017),
                                                               Co-Chief Investment Officer (June 2014-September, 2017)
                                                               and Vice President (January 2007-March 2017) of DFAIDG,
                                                               DFAITC, DIG and DEM; Executive Vice President
                                                               (February 2017-September, 2017), Co-Chief Investment
                                                               Officer (June 2014-September, 2017) and Vice President
                                                               (January 2007-February 2017) of Dimensional Holdings
                                                               Inc., Dimensional Fund Advisors LP and DFA Securities
                                                               LLC; Vice President and Co-Chief Investment Officer (April
                                                               2014-September, 2017) of Dimensional Fund Advisors
                                                               Canada ULC; Co-Chief Investment Officer of DFA Australia
                                                               Limited (April 2014-September, 2017); Co-Chief Investment
                                                               Officer of DFA Securities LLC, Dimensional Fund Advisors
                                                               LP, and Dimensional Holdings LLC (April 2014-
                                                               September, 2017).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

   For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                 QUALIFYING
                                                                                     FOR
                             NET                                                  CORPORATE
                         INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING  FOREIGN    FOREIGN
DFA INVESTMENT             INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND     TAX       SOURCE
DIMENSIONS GROUP INC.   DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) CREDIT (3) INCOME (4)
----------------------- ------------- ------------- ------------- ------------- ------------- ---------- ---------- ----------
Dimensional Retirement
 Income Fund...........      97%            2%            1%           100%          100%        100%        1%         12%

                                   QUALIFYING
                                     SHORT-
                        QUALIFYING    TERM
DFA INVESTMENT           INTEREST   CAPITAL
DIMENSIONS GROUP INC.   INCOME (5)  GAIN (6)
----------------------- ---------- ----------
Dimensional Retirement
 Income Fund...........    100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(4)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(5)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                                                               DFA103117-055A
 [LOGO]                                                              00202789

[LOGO]

Annual Report

YEAR ENDED: OCTOBER 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
      LETTER TO SHAREHOLDERS
      DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.....................   1
         Performance Charts..........................................   2
         Management's Discussion and Analysis........................   7
         Disclosure of Fund Expenses.................................  17
         Disclosure of Portfolio Holdings............................  19
         Schedules of Investments
             Dimensional 2015 Target Date Retirement Income Fund.....  20
             Dimensional 2020 Target Date Retirement Income Fund.....  21
             Dimensional 2025 Target Date Retirement Income Fund.....  22
             Dimensional 2030 Target Date Retirement Income Fund.....  23
             Dimensional 2035 Target Date Retirement Income Fund.....  24
             Dimensional 2040 Target Date Retirement Income Fund.....  25
             Dimensional 2045 Target Date Retirement Income Fund.....  26
             Dimensional 2050 Target Date Retirement Income Fund.....  27
             Dimensional 2055 Target Date Retirement Income Fund.....  28
             Dimensional 2060 Target Date Retirement Income Fund.....  29
         Statements of Assets and Liabilities........................  30
         Statements of Operations....................................  32
         Statements of Changes in Net Assets.........................  34
         Financial Highlights........................................  38
         Notes to Financial Statements...............................  43
         Report of Independent Registered Public Accounting Firm.....  57
      FUND MANAGEMENT................................................  58
      VOTING PROXIES ON FUND PORTFOLIO SECURITIES....................  65
      NOTICE TO SHAREHOLDERS.........................................  66

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Footnotes
+    See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------
(A)  Computed using average shares outstanding.
(B)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Underlying Funds.
(D)  Non-Annualized
(E)  Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

--------------------------------------------------------------------------------
Dimensional 2015 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2015            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015            $10,000                  $10,000              $10,000
11/30/2015              9,970                    9,997                9,887
12/31/2015              9,803                    9,996                9,707
 1/31/2016              9,853                   10,036                9,090
 2/29/2016              9,953                   10,051                9,043
 3/31/2016             10,305                   10,059                9,728
 4/30/2016             10,365                   10,066                9,885
 5/31/2016             10,305                   10,067                9,900
 6/30/2016             10,529                   10,107                9,827
 7/31/2016             10,740                   10,107               10,267
 8/31/2016             10,710                   10,103               10,304
 9/30/2016             10,788                   10,118               10,379
10/31/2016             10,667                   10,114               10,181
11/30/2016             10,494                   10,097               10,285
12/31/2016             10,520                   10,114               10,506
 1/31/2017             10,684                   10,120               10,793
 2/28/2017             10,817                   10,135               11,090
 3/31/2017             10,829                   10,138               11,221
 4/30/2017             10,932                   10,154               11,401
 5/31/2017             10,973                   10,167               11,634        Past performance is not predictive of
 6/30/2017             10,899                   10,162               11,705        future performance.
 7/31/2017             11,013                   10,183               12,025        The returns shown do not reflect the
 8/31/2017             11,147                   10,203               12,068        deduction of taxes that a shareholder
 9/30/2017             11,084                   10,197               12,325        would pay on fund distributions or the
10/31/2017             11,208                   10,207               12,577        redemption of fund shares.
                                                                                   Citi fixed income indices copyright 2017
            AVERAGE ANNUAL                  ONE            SINCE                   by Citigroup.
            TOTAL RETURN                    YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
            --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                            5.08%          5.89%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2020 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2020            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015            $10,000                  $10,000              $10,000
11/30/2015              9,960                    9,997                9,887
12/31/2015              9,781                    9,996                9,707
 1/31/2016              9,761                   10,036                9,090
 2/29/2016              9,861                   10,051                9,043
 3/31/2016             10,300                   10,059                9,728
 4/30/2016             10,370                   10,066                9,885
 5/31/2016             10,310                   10,067                9,900
 6/30/2016             10,553                   10,107                9,827
 7/31/2016             10,846                   10,107               10,267
 8/31/2016             10,836                   10,103               10,304
 9/30/2016             10,902                   10,118               10,379
10/31/2016             10,740                   10,114               10,181
11/30/2016             10,567                   10,097               10,285
12/31/2016             10,610                   10,114               10,506
 1/31/2017             10,784                   10,120               10,793
 2/28/2017             10,948                   10,135               11,090
 3/31/2017             10,953                   10,138               11,221
 4/30/2017             11,066                   10,154               11,401
 5/31/2017             11,127                   10,167               11,634        Past performance is not predictive of
 6/30/2017             11,066                   10,162               11,705        future performance.
 7/31/2017             11,190                   10,183               12,025        The returns shown do not reflect the
 8/31/2017             11,345                   10,203               12,068        deduction of taxes that a shareholder
 9/30/2017             11,303                   10,197               12,325        would pay on fund distributions or the
10/31/2017             11,437                   10,207               12,577        redemption of fund shares.
                                                                                   Citi fixed income indices copyright 2017
            AVERAGE ANNUAL                  ONE            SINCE                   by Citigroup.
            TOTAL RETURN                    YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
            --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                            6.50%          6.97%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2025 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2025            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015           $10,000                   $10,000               $10,000
11/30/2015             9,950                     9,997                 9,887
12/31/2015             9,749                     9,996                 9,707
 1/31/2016             9,639                    10,036                 9,090
 2/29/2016             9,709                    10,051                 9,043
 3/31/2016            10,217                    10,059                 9,728
 4/30/2016            10,297                    10,066                 9,885
 5/31/2016            10,257                    10,067                 9,900
 6/30/2016            10,462                    10,107                 9,827
 7/31/2016            10,816                    10,107                10,267
 8/31/2016            10,836                    10,103                10,304
 9/30/2016            10,882                    10,118                10,379
10/31/2016            10,689                    10,114                10,181
11/30/2016            10,577                    10,097                10,285
12/31/2016            10,647                    10,114                10,506
 1/31/2017            10,842                    10,120                10,793
 2/28/2017            11,046                    10,135                11,090
 3/31/2017            11,074                    10,138                11,221
 4/30/2017            11,197                    10,154                11,401
 5/31/2017            11,279                    10,167                11,634       Past performance is not predictive of
 6/30/2017            11,247                    10,162                11,705       future performance.
 7/31/2017            11,392                    10,183                12,025       The returns shown do not reflect the
 8/31/2017            11,557                    10,203                12,068       deduction of taxes that a shareholder
 9/30/2017            11,557                    10,197                12,325       would pay on fund distributions or the
10/31/2017            11,744                    10,207                12,577       redemption of fund shares.
                                                                                   Citi fixed income indices copyright 2017
            AVERAGE ANNUAL                  ONE            SINCE                   by Citigroup.
            TOTAL RETURN                    YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
            --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                            9.87%          8.39%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2030 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2030            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015           $10,000                  $10,000               $10,000
11/30/2015             9,920                    9,997                 9,887
12/31/2015             9,727                    9,996                 9,707
 1/31/2016             9,487                   10,036                 9,090
 2/29/2016             9,517                   10,051                 9,043
 3/31/2016            10,064                   10,059                 9,728
 4/30/2016            10,154                   10,066                 9,885
 5/31/2016            10,154                   10,067                 9,900
 6/30/2016            10,277                   10,107                 9,827
 7/31/2016            10,641                   10,107                10,267
 8/31/2016            10,681                   10,103                10,304
 9/30/2016            10,717                   10,118                10,379
10/31/2016            10,525                   10,114                10,181
11/30/2016            10,514                   10,097                10,285
12/31/2016            10,612                   10,114                10,506
 1/31/2017            10,827                   10,120                10,793
 2/28/2017            11,062                   10,135                11,090
 3/31/2017            11,110                   10,138                11,221
 4/30/2017            11,243                   10,154                11,401
 5/31/2017            11,356                   10,167                11,634        Past performance is not predictive of
 6/30/2017            11,362                   10,162                11,705        future performance.
 7/31/2017            11,537                   10,183                12,025        The returns shown do not reflect the
 8/31/2017            11,661                   10,203                12,068        deduction of taxes that a shareholder
 9/30/2017            11,722                   10,197                12,325        would pay on fund distributions or the
10/31/2017            11,939                   10,207                12,577        redemption of fund shares.
                                                                                   Citi fixed income indices copyright 2017
           AVERAGE ANNUAL                   ONE            SINCE                   by Citigroup.
           TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
           ---------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                           13.44%          9.29%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2035 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                        Citi World Government
                 Dimensional 2035           Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------      ---------------------   ---------------
 11/2/2015             $10,000                 $10,000               $10,000
11/30/2015               9,910                   9,997                 9,887
12/31/2015               9,720                   9,996                 9,707
 1/31/2016               9,340                  10,036                 9,090
 2/29/2016               9,310                  10,051                 9,043
 3/31/2016               9,866                  10,059                 9,728
 4/30/2016               9,966                  10,066                 9,885
 5/31/2016               9,996                  10,067                 9,900
 6/30/2016              10,013                  10,107                 9,827
 7/31/2016              10,347                  10,107                10,267
 8/31/2016              10,387                  10,103                10,304
 9/30/2016              10,437                  10,118                10,379
10/31/2016              10,275                  10,114                10,181
11/30/2016              10,386                  10,097                10,285
12/31/2016              10,535                  10,114                10,506
 1/31/2017              10,760                  10,120                10,793
 2/28/2017              11,005                  10,135                11,090
 3/31/2017              11,082                  10,138                11,221
 4/30/2017              11,215                  10,154                11,401
 5/31/2017              11,359                  10,167                11,634       Past performance is not predictive of
 6/30/2017              11,410                  10,162                11,705       future performance.
 7/31/2017              11,627                  10,183                12,025       The returns shown do not reflect the
 8/31/2017              11,689                  10,203                12,068       deduction of taxes that a shareholder
 9/30/2017              11,819                  10,197                12,325       would pay on fund distributions or the
10/31/2017              12,057                  10,207                12,577       redemption of fund shares.
                                                                                   Citi fixed income indices copyright 2017
           AVERAGE ANNUAL                   ONE            SINCE                   by Citigroup.
           TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
           ---------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                           17.34%          9.83%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2040 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                      Citi World Government
                 Dimensional 2040         Bond Index,
                   Target Date             1-3 Years,             S&P Global
                Retirement Income       Currency-Hedged           BMI Index
                      Fund               in USD Terms          (net dividends)
                -----------------    ----------------------    ---------------
 11/2/2015            $10,000                $10,000                $10,000
11/30/2015              9,900                  9,997                  9,887
12/31/2015              9,692                  9,996                  9,707
 1/31/2016              9,222                 10,036                  9,090
 2/29/2016              9,162                 10,051                  9,043
 3/31/2016              9,790                 10,059                  9,728
 4/30/2016              9,900                 10,066                  9,885
 5/31/2016              9,941                 10,067                  9,900
 6/30/2016              9,918                 10,107                  9,827
 7/31/2016             10,283                 10,107                 10,267
 8/31/2016             10,323                 10,103                 10,304
 9/30/2016             10,383                 10,118                 10,379
10/31/2016             10,220                 10,114                 10,181
11/30/2016             10,393                 10,097                 10,285
12/31/2016             10,572                 10,114                 10,506
 1/31/2017             10,827                 10,120                 10,793
 2/28/2017             11,103                 10,135                 11,090
 3/31/2017             11,210                 10,138                 11,221
 4/30/2017             11,353                 10,154                 11,401
 5/31/2017             11,517                 10,167                 11,634
 6/30/2017             11,599                 10,162                 11,705       Past performance is not predictive of
 7/31/2017             11,847                 10,183                 12,025       future performance.
 8/31/2017             11,888                 10,203                 12,068       The returns shown do not reflect the
 9/30/2017             12,070                 10,197                 12,325       deduction of taxes that a shareholder
10/31/2017             12,339                 10,207                 12,577       would pay on fund distributions or the
                                                                                  redemption of fund shares.
                                                                                  Citi fixed income indices copyright 2017
           AVERAGE ANNUAL                   ONE            SINCE                  by Citigroup.
           TOTAL RETURN                     YEAR         INCEPTION                Copyright 2017 S&P Dow Jones Indices
           ---------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                           20.73%         11.11%                  reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2045 Target Date Retirement Income Fund vs.
S&P Global BMI Index (net dividends)
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                                                 Citi World
                Dimensional 2045                               Government Bond
                   Target Date             S&P Global         Index, 1-3 Years,
                Retirement Income          BMI Index           Currency-Hedged
                      Fund              (net dividends)          in USD Terms
                -----------------       ---------------       -----------------
 11/2/2015            $10,000                $10,000                $10,000
11/30/2015              9,880                  9,887                  9,997
12/31/2015              9,670                  9,707                  9,996
 1/31/2016              9,170                  9,090                 10,036
 2/29/2016              9,110                  9,043                 10,051
 3/31/2016              9,768                  9,728                 10,059
 4/30/2016              9,879                  9,885                 10,066
 5/31/2016              9,929                  9,900                 10,067
 6/30/2016              9,899                  9,827                 10,107
 7/31/2016             10,295                 10,267                 10,107
 8/31/2016             10,335                 10,304                 10,103
 9/30/2016             10,403                 10,379                 10,118
10/31/2016             10,220                 10,181                 10,114
11/30/2016             10,413                 10,285                 10,097
12/31/2016             10,615                 10,506                 10,114
 1/31/2017             10,891                 10,793                 10,120
 2/28/2017             11,187                 11,090                 10,135
 3/31/2017             11,304                 11,221                 10,138
 4/30/2017             11,458                 11,401                 10,154
 5/31/2017             11,643                 11,634                 10,167        Past performance is not predictive of
 6/30/2017             11,729                 11,705                 10,162        future performance.
 7/31/2017             12,018                 12,025                 10,183        The returns shown do not reflect the
 8/31/2017             12,049                 12,068                 10,203        deduction of taxes that a shareholder
 9/30/2017             12,252                 12,325                 10,197        would pay on fund distributions or the
10/31/2017             12,563                 12,577                 10,207        redemption of fund shares.
                                                                                   Copyright 2017 S&P Dow Jones Indices
           AVERAGE ANNUAL                   ONE            SINCE                   LLC, a division of S&P Global. All rights
           TOTAL RETURN                     YEAR         INCEPTION                 reserved.
           ---------------------------------------------------------------         Citi fixed income indices copyright 2017
                                           22.92%         12.12%                   by Citigroup.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2050 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2050            Bond Index,
                   Target Date               1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                      Fund                  in USD Terms        (net dividends)
                 -----------------     ---------------------    ---------------
 11/2/2015             $10,000                 $10,000               $10,000
11/30/2015               9,880                   9,997                 9,887
12/31/2015               9,673                   9,996                 9,707
 1/31/2016               9,171                  10,036                 9,090
 2/29/2016               9,110                  10,051                 9,043
 3/31/2016               9,771                  10,059                 9,728
 4/30/2016               9,882                  10,066                 9,885
 5/31/2016               9,933                  10,067                 9,900
 6/30/2016               9,904                  10,107                 9,827
 7/31/2016              10,301                  10,107                10,267
 8/31/2016              10,342                  10,103                10,304
 9/30/2016              10,408                  10,118                10,379
10/31/2016              10,224                  10,114                10,181
11/30/2016              10,418                  10,097                10,285
12/31/2016              10,614                  10,114                10,506
 1/31/2017              10,902                  10,120                10,793
 2/28/2017              11,190                  10,135                11,090
 3/31/2017              11,307                  10,138                11,221
 4/30/2017              11,462                  10,154                11,401
 5/31/2017              11,647                  10,167                11,634       Past performance is not predictive of
 6/30/2017              11,733                  10,162                11,705       future performance.
 7/31/2017              12,023                  10,183                12,025       The returns shown do not reflect the
 8/31/2017              12,054                  10,203                12,068       deduction of taxes that a shareholder
 9/30/2017              12,261                  10,197                12,325       would pay on fund distributions or the
10/31/2017              12,573                  10,207                12,577       redemption of fund shares.
                                                                                   Citi fixed income indices copyright 2017
           AVERAGE ANNUAL                   ONE            SINCE                   by Citigroup.
           TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
           ---------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                           22.97%         12.16%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2055 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2055            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms         (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015             $10,000                $10,000                $10,000
11/30/2015               9,880                  9,997                  9,887
12/31/2015               9,673                  9,996                  9,707
 1/31/2016               9,170                 10,036                  9,090
 2/29/2016               9,110                 10,051                  9,043
 3/31/2016               9,771                 10,059                  9,728
 4/30/2016               9,882                 10,066                  9,885
 5/31/2016               9,932                 10,067                  9,900
 6/30/2016               9,903                 10,107                  9,827
 7/31/2016              10,300                 10,107                 10,267
 8/31/2016              10,340                 10,103                 10,304
 9/30/2016              10,398                 10,118                 10,379
10/31/2016              10,224                 10,114                 10,181
11/30/2016              10,418                 10,097                 10,285
12/31/2016              10,617                 10,114                 10,506
 1/31/2017              10,895                 10,120                 10,793
 2/28/2017              11,193                 10,135                 11,090
 3/31/2017              11,300                 10,138                 11,221
 4/30/2017              11,455                 10,154                 11,401
 5/31/2017              11,640                 10,167                 11,634        Past performance is not predictive of
 6/30/2017              11,722                 10,162                 11,705        future performance.
 7/31/2017              12,013                 10,183                 12,025        The returns shown do not reflect the
 8/31/2017              12,044                 10,203                 12,068        deduction of taxes that a shareholder
 9/30/2017              12,250                 10,197                 12,325        would pay on fund distributions or the
10/31/2017              12,562                 10,207                 12,577        redemption of fund shares.
                                                                                    Citi fixed income indices copyright 2017
            AVERAGE ANNUAL                   ONE            SINCE                   by Citigroup.
            TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
            ---------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                            22.86%         12.11%                   reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dimensional 2060 Target Date Retirement Income Fund vs.
Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,
S&P Global BMI Index (net dividends)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2060            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms         (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015            $10,000                  $10,000               $10,000
11/30/2015              9,880                    9,997                 9,887
12/31/2015              9,673                    9,996                 9,707
 1/31/2016              9,171                   10,036                 9,090
 2/29/2016              9,110                   10,051                 9,043
 3/31/2016              9,761                   10,059                 9,728
 4/30/2016              9,882                   10,066                 9,885
 5/31/2016              9,933                   10,067                 9,900
 6/30/2016              9,899                   10,107                 9,827
 7/31/2016             10,295                   10,107                10,267
 8/31/2016             10,336                   10,103                10,304
 9/30/2016             10,397                   10,118                10,379
10/31/2016             10,224                   10,114                10,181
11/30/2016             10,417                   10,097                10,285
12/31/2016             10,610                   10,114                10,506
 1/31/2017             10,887                   10,120                10,793
 2/28/2017             11,185                   10,135                11,090
 3/31/2017             11,302                   10,138                11,221
 4/30/2017             11,456                   10,154                11,401
 5/31/2017             11,642                   10,167                11,634        Past performance is not predictive of
 6/30/2017             11,724                   10,162                11,705        future performance.
 7/31/2017             12,014                   10,183                12,025        The returns shown do not reflect the
 8/31/2017             12,045                   10,203                12,068        deduction of taxes that a shareholder
 9/30/2017             12,262                   10,197                12,325        would pay on fund distributions or the
10/31/2017             12,563                   10,207                12,577        redemption of fund shares.
                                                                                    Citi fixed income indices copyright 2017
            AVERAGE ANNUAL                   ONE            SINCE                   by Citigroup.
            TOTAL RETURN                     YEAR         INCEPTION                 Copyright 2017 S&P Dow Jones Indices
            ---------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                            22.88%         12.12%                   reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the USD-denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                   Netherlands......................    25.39%            32.59%
                   Spain............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------
                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For funds investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a fund and its benchmark index may impact relative performance over the referenced period. The funds price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 pm London time. The funds also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the funds' relative performance.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017

   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorter-term government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. Credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on ten-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
 -                                     ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......       0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).       1.83%            2.38%       0.55%

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).       1.81%            2.24%       0.43%
Bloomberg Barclays US Credit Index Long (yield)......       4.24%            4.16%      -0.08%

----------
Source: Bloomberg.

   There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

   Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

   Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2015 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 5.08% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately 11 years over the 12 months ended October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The Fixed Income Underlying Funds' longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 5.08% for the Fund and 5.14% for the S&P STRIDE Glide Path 2015 Index.

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2020 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 6.50% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended
October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately
14.6 years over the 12 months ended October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 6.50% for the Fund and 6.53% for the S&P STRIDE Glide Path 2020 Index

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2025 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two- Year Global Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 9.87% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately
19.5 years over the 12 months ended October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 9.87% for the Fund and 9.65% for the S&P STRIDE Glide Path 2025 Index.

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2030 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two- Year Global Fixed Income Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 13.44% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   The Fund's holdings of the DFA LTIP Portfolio are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately 24 years over 12 months ended October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 13.44% for the Fund and 13.14% for the S&P STRIDE Glide Path 2030 Index.

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2035 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two- Year Global Fixed Income Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 17.34% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   The Fund's holdings of the DFA LTIP Portfolio are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately 24 years over 12 months ended October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 17.34% for the Fund and 17.03% for the S&P STRIDE Glide Path 2035 Index.

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2040 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 20.73% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   For the 12 months ended October 31, 2017, the total return was 20.73% for the Fund and 20.58% for the S&P STRIDE Glide Path 2040 Index.

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2045 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 22.92% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   For the 12 months ended October 31, 2017, the total return was 22.92% for the Fund and 22.69% for the S&P STRIDE Glide Path 2045 Index.

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2050 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 22.97% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   For the 12 months ended October 31, 2017, the total return was 22.97% for the Fund and 22.69% for the S&P STRIDE Glide Path 2050 Index.

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2055 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 22.86% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   For the 12 months ended October 31, 2017, the total return was 22.86% for the Fund and 22.69% for the S&P STRIDE Glide Path 2055 Index.

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2060 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 22.88% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2017, these holdings outperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the benchmark (which holds only government bonds) during a period in which credit premiums were positive.

   For the 12 months ended October 31, 2017, the total return was 22.88% for the Fund and 22.69% for the S&P STRIDE Glide Path 2060 Index.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                             SIX MONTHS ENDED OCTOBER 31, 2017
EXPENSE TABLES
                                                       BEGINNING  ENDING              EXPENSES
                                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                         VALUE    VALUE     EXPENSE    DURING
                                                       05/01/17  10/31/17    RATIO*   PERIOD*
                                                       --------- --------- ---------- --------
DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,025.30    0.19%    $0.97
Hypothetical 5% Annual Return......................... $1,000.00 $1,024.25    0.19%    $0.97

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,033.60    0.22%    $1.13
Hypothetical 5% Annual Return......................... $1,000.00 $1,024.10    0.22%    $1.12

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                       BEGINNING  ENDING              EXPENSES
                                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                         VALUE    VALUE     EXPENSE    DURING
                                                       05/01/17  10/31/17    RATIO*   PERIOD*
                                                       --------- --------- ---------- --------
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,048.80    0.22%    $1.14
Hypothetical 5% Annual Return......................... $1,000.00 $1,024.10    0.22%    $1.12

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,061.90    0.25%    $1.30
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.95    0.25%    $1.28

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,075.00    0.26%    $1.36
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.89    0.26%    $1.33

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,086.80    0.27%    $1.42
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.84    0.27%    $1.38

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,096.40    0.26%    $1.37
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.89    0.26%    $1.33

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,096.90    0.27%    $1.43
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.84    0.27%    $1.38

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,096.60    0.27%    $1.43
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.84    0.27%    $1.38

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,096.60    0.27%    $1.43
Hypothetical 5% Annual Return......................... $1,000.00 $1,023.84    0.27%    $1.38

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Fund's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

                                                     AFFILIATED INVESTMENT COMPANIES
                                                     -------------------------------
Dimensional 2015 Target Date Retirement Income Fund.              100.0%
Dimensional 2020 Target Date Retirement Income Fund.              100.0%
Dimensional 2025 Target Date Retirement Income Fund.              100.0%
Dimensional 2030 Target Date Retirement Income Fund.              100.0%
Dimensional 2035 Target Date Retirement Income Fund.              100.0%
Dimensional 2040 Target Date Retirement Income Fund.              100.0%
Dimensional 2045 Target Date Retirement Income Fund.              100.0%
Dimensional 2050 Target Date Retirement Income Fund.              100.0%
Dimensional 2055 Target Date Retirement Income Fund.              100.0%
Dimensional 2060 Target Date Retirement Income Fund.              100.0%

              DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                       SHARES     VALUE+
                                                                      --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc................................ 1,693,195 $19,962,773
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................   496,709   4,624,359
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc...................................   123,446   2,475,085
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................   112,419   2,474,340
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................    68,768   1,617,425
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................    56,918     809,943
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................    35,398     792,205
                                                                                -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $30,391,659)..............................................            32,756,130
                                                                                -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $4,487)......................................................     4,487       4,487
                                                                                -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $30,396,146)..............................................           $32,760,617
                                                                                ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $32,756,130    --      --    $32,756,130
    Temporary Cash Investments......       4,487    --      --          4,487
                                     -----------    --      --    -----------
    TOTAL........................... $32,760,617    --      --    $32,760,617
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                       SHARES     VALUE+
                                                                      --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc................................ 2,955,341 $34,843,476
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................ 2,500,031  23,275,288
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................   367,814   8,095,588
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc...................................   402,891   8,077,958
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................   225,291   5,298,844
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   186,077   2,647,873
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   115,902   2,593,889
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................   100,022     999,224
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................    92,009     998,296
                                                                                -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $80,452,706)..............................................            86,830,436
                                                                                -----------

TEMPORARY CASH INVESTMENTS -- (1.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $839,958)....................................................   839,958     839,958
                                                                                -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $81,292,664)..............................................           $87,670,394
                                                                                ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $86,830,436    --      --    $86,830,436
    Temporary Cash Investments......     839,958    --      --        839,958
                                     -----------    --      --    -----------
    TOTAL........................... $87,670,394    --      --    $87,670,394
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................ 3,826,790 $ 35,627,415
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc................................ 1,250,170   14,739,504
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc...................................   696,262   13,960,049
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................   634,095   13,956,434
Investment in Large Cap International Portfolio of...................
DFA Investment Dimensions Group Inc..................................   387,832    9,121,819
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   320,993    4,567,730
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   199,646    4,468,071
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................   394,950    3,945,547
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................   363,309    3,941,907
                                                                                ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $94,071,128)..............................................            104,328,476
                                                                                ------------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $45,955).....................................................    45,955       45,955
                                                                                ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $94,117,083)..............................................           $104,374,431
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                      LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $104,328,476   --      --    $104,328,476
   Temporary Cash Investments......       45,955   --      --          45,955
                                    ------------   --      --    ------------
   TOTAL........................... $104,374,431   --      --    $104,374,431
                                    ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                       SHARES     VALUE+
                                                                      --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................ 3,032,815 $28,235,512
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................   760,274  16,733,640
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc...................................   834,400  16,729,723
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................   464,855  10,933,393
Investment in DFA Two-Year Global Fixed Income Portfolio of..........
DFA Investment Dimensions Group Inc..................................   612,221   6,116,085
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................   563,688   6,116,017
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   384,140   5,466,309
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................   239,446   5,358,809
                                                                                -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $85,100,943)..............................................            95,689,488
                                                                                -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $33,948).....................................................    33,948      33,948
                                                                                -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $85,134,891)..............................................           $95,723,436
                                                                                ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $95,689,488    --      --    $95,689,488
    Temporary Cash Investments......      33,948    --      --         33,948
                                     -----------    --      --    -----------
    TOTAL........................... $95,723,436    --      --    $95,723,436
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.8%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 769,278 $15,424,029
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 700,574  15,419,623
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................ 429,148  10,093,568
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................ 819,827   7,632,588
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................ 650,483   6,498,328
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................ 598,368   6,492,288
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 355,187   5,054,314
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 221,249   4,951,561
                                                                              -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $62,821,471)..............................................          71,566,299
                                                                              -----------

TEMPORARY CASH INVESTMENTS -- (0.2%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $118,038).................................................... 118,038     118,038
                                                                              -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $62,939,509)..............................................         $71,684,337
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $71,566,299    --      --    $71,566,299
    Temporary Cash Investments......     118,038    --      --        118,038
                                     -----------    --      --    -----------
    TOTAL........................... $71,684,337    --      --    $71,684,337
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 735,941 $14,755,626
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 669,804  14,742,380
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................ 409,943   9,641,854
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 339,418   4,829,925
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 211,273   4,728,293
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................ 437,226   4,367,886
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................ 402,562   4,367,803
                                                                              -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $48,773,441)..............................................          57,433,767
                                                                              -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $22,981).....................................................  22,981      22,981
                                                                              -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $48,796,422)..............................................         $57,456,748
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $57,433,767    --      --    $57,433,767
    Temporary Cash Investments......      22,981    --      --         22,981
                                     -----------    --      --    -----------
    TOTAL........................... $57,456,748    --      --    $57,456,748
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 557,429 $11,176,459
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 507,064  11,160,485
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................ 309,888   7,288,561
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 256,153   3,645,059
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 159,750   3,575,210
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................  96,506     964,097
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................  88,855     964,081
                                                                              -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $32,949,136)..............................................          38,773,952
                                                                              -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $4,718)......................................................   4,718       4,718
                                                                              -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $32,953,854)..............................................         $38,778,670
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $38,773,952    --      --    $38,773,952
    Temporary Cash Investments......       4,718    --      --          4,718
                                     -----------    --      --    -----------
    TOTAL........................... $38,778,670    --      --    $38,778,670
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 491,915 $ 9,862,890
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 447,755   9,855,081
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................ 273,660   6,436,492
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 226,312   3,220,424
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 140,918   3,153,739
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................  85,715     856,292
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................  78,848     855,501
                                                                              -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $29,033,474)..............................................          34,240,419
                                                                              -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $3,567)......................................................   3,567       3,567
                                                                              -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $29,037,041)..............................................         $34,243,986
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $34,240,419    --      --    $34,240,419
    Temporary Cash Investments......       3,567    --      --          3,567
                                     -----------    --      --    -----------
    TOTAL........................... $34,243,986    --      --    $34,243,986
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 143,639 $ 3,161,485
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 157,641   3,160,710
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................  88,013   2,070,062
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  72,778   1,035,634
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  45,305   1,013,920
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................  27,603     275,751
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................  25,202     273,443
                                                                              -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $9,638,979)...............................................          10,991,005
                                                                              -----------

TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $6,289)......................................................   6,289       6,289
                                                                              -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $9,645,268)...............................................         $10,997,294
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $10,991,005    --      --    $10,991,005
    Temporary Cash Investments......       6,289    --      --          6,289
                                     -----------    --      --    -----------
    TOTAL........................... $10,997,294    --      --    $10,997,294
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- ----------
AFFILIATED INVESTMENT COMPANIES -- (99.8%)
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................  96,335 $2,120,343
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 105,537  2,116,012
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................  59,025  1,388,271
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  48,779    694,124
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  30,402    680,405
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................  18,400    183,819
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................  16,834    182,653
                                                                              ----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $6,618,508)...............................................          7,365,627
                                                                              ----------

TEMPORARY CASH INVESTMENTS -- (0.2%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $11,688).....................................................  11,688     11,688
                                                                              ----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $6,630,196)...............................................         $7,377,315
                                                                              ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -------------------------------------
                                       LEVEL 1      LEVEL 2 LEVEL 3   TOTAL
                                      ----------    ------- ------- ----------
     Affiliated Investment Companies. $7,365,627      --      --    $7,365,627
     Temporary Cash Investments......     11,688      --      --        11,688
                                      ----------      --      --    ----------
     TOTAL........................... $7,377,315      --      --    $7,377,315
                                      ==========      ==      ==    ==========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                             DIMENSIONAL  DIMENSIONAL   DIMENSIONAL   DIMENSIONAL  DIMENSIONAL
                                             2015 TARGET  2020 TARGET   2025 TARGET   2030 TARGET  2035 TARGET
                                                DATE         DATE          DATE          DATE         DATE
                                             RETIREMENT   RETIREMENT    RETIREMENT    RETIREMENT   RETIREMENT
                                             INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND
                                            ------------  ------------ ------------  ------------  ------------
ASSETS:
Investments in Affiliated Investment
 Companies at Value........................ $     32,756  $     86,830 $    104,328  $     95,689  $     71,566
Temporary Cash Investments at Value &
 Cost......................................            4           840           46            34           118
Receivables:
  Fund Shares Sold.........................            1             6           26            76           277
  From Advisor.............................            2            --           --            --             1
Prepaid Expenses and Other Assets..........           13            13           14            15            15
                                            ------------  ------------ ------------  ------------  ------------
     Total Assets..........................       32,776        87,689      104,414        95,814        71,977
                                            ------------  ------------ ------------  ------------  ------------
LIABILITIES:
Payables:
  Affiliated Investment Companies
   Purchased...............................           --           799           --            --            87
  Fund Shares Redeemed.....................           --            60           20             2            76
Accrued Expenses and Other Liabilities.....            5            11           14            12            11
                                            ------------  ------------ ------------  ------------  ------------
     Total Liabilities.....................            5           870           34            14           174
                                            ------------  ------------ ------------  ------------  ------------
NET ASSETS................................. $     32,771  $     86,819 $    104,380  $     95,800  $     71,803
                                            ============  ============ ============  ============  ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net
 assets of $32,771; $86,819; $104,380;
 $95,800 and $71,803 and shares
 outstanding of 3,025,482; 7,867,706;
 9,224,745; 8,310,100 and 6,159,391,
 respectively.............................. $      10.83  $      11.03 $      11.32  $      11.53  $      11.66
                                            ============  ============ ============  ============  ============
NUMBER OF SHARES AUTHORIZED................  800,000,000   800,000,000  800,000,000   800,000,000   800,000,000
                                            ============  ============ ============  ============  ============
Investments in Affiliated Investment
 Companies at Cost......................... $     30,392  $     80,453 $     94,071  $     85,101  $     62,821
                                            ============  ============ ============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................ $     30,433  $     80,301 $     94,161  $     85,184  $     62,965
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)........................            3            59          102           122            92
Accumulated Net Realized Gain (Loss).......          (29)           82         (140)          (94)            1
Net Unrealized Appreciation
 (Depreciation)............................        2,364         6,377       10,257        10,588         8,745
                                            ------------  ------------ ------------  ------------  ------------
NET ASSETS................................. $     32,771  $     86,819 $    104,380  $     95,800  $     71,803
                                            ============  ============ ============  ============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                            DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL   DIMENSIONAL
                                            2040 TARGET  2045 TARGET  2050 TARGET  2055 TARGET   2060 TARGET
                                               DATE         DATE         DATE         DATE          DATE
                                            RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT    RETIREMENT
                                            INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND
                                            ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment
 Companies at Value........................ $     57,434 $     38,774 $     34,240 $     10,991 $      7,366
Temporary Cash Investments at Value &
 Cost......................................           23            5            4            6           12
Cash.......................................           --           --           --           --           --
Receivables:
  Affiliated Investment Companies Sold.....           --           --           --           --           77
  Fund Shares Sold.........................           16           26           33           23           21
  From Advisor.............................            1            1            1           --           --
Prepaid Expenses and Other Assets..........           13           12           13           11            9
                                            ------------ ------------ ------------ ------------ ------------
     Total Assets..........................       57,487       38,818       34,291       11,031        7,485
                                            ------------ ------------ ------------ ------------ ------------
LIABILITIES:
Payables:
  Affiliated Investment Companies
   Purchased...............................           --           --           --            6           14
  Fund Shares Redeemed.....................           --           12            7           --          166
  Due to Advisor...........................           --           --           --            2            1
Accrued Expenses and Other Liabilities.....            9            6            6            4            3
                                            ------------ ------------ ------------ ------------ ------------
     Total Liabilities.....................            9           18           13           12          184
                                            ------------ ------------ ------------ ------------ ------------
NET ASSETS................................. $     57,478 $     38,800 $     34,278 $     11,019 $      7,301
                                            ============ ============ ============ ============ ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net
 assets of $57,478; $38,800; $34,278;
 $11,019 and $7,301 and shares
 outstanding of 4,813,990; 3,196,047;
 2,835,425; 912,233 and 601,865,
 respectively.............................. $      11.94 $      12.14 $      12.09 $      12.08 $      12.13
                                            ============ ============ ============ ============ ============
NUMBER OF SHARES AUTHORIZED................  800,000,000  800,000,000  800,000,000  800,000,000  800,000,000
                                            ============ ============ ============ ============ ============
Investments in Affiliated Investment
 Companies at Cost......................... $     48,773 $     32,949 $     29,033 $      9,639 $      6,619
                                            ============ ============ ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital............................ $     48,709 $     32,866 $     28,979 $      9,635 $      6,546
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)........................           96           82           72           28           28
Accumulated Net Realized Gain (Loss).......           12           27           20            4          (20)
Net Unrealized Appreciation
 (Depreciation)............................        8,661        5,825        5,207        1,352          747
                                            ------------ ------------ ------------ ------------ ------------
NET ASSETS................................. $     57,478 $     38,800 $     34,278 $     11,019 $      7,301
                                            ============ ============ ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                      DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                      2015 TARGET 2020 TARGET 2025 TARGET 2030 TARGET 2035 TARGET
                                                         DATE        DATE        DATE        DATE        DATE
                                                      RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                      INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                      ----------- ----------- ----------- ----------- -----------
INVESTMENT INCOME
  Net Investment Income Allocated from Affiliated
   Investment Companies:
    Income Distributions Received from Affiliated
     Investment Companies............................   $  603      $1,520      $1,785      $1,586      $1,064
                                                        ------      ------      ------      ------      ------
     Total Net Investment Income Received
      from Affiliated Investment Companies...........      603       1,520       1,785       1,586       1,064
                                                        ------      ------      ------      ------      ------
EXPENSES
  Investment Management Fees.........................        9          21          25          22          16
  Accounting & Transfer Agent Fees...................        3           4           4           4           3
  Custodian Fees.....................................        1           1           2           2           2
  Filing Fees........................................       20          22          25          25          23
  Shareholders' Reports..............................        2           4           5           5           3
  Directors'/Trustees' Fees & Expenses...............       --           1           1           1          --
  Professional Fees..................................       --           1           1           1           1
  Other..............................................        8          17          19          17          12
                                                        ------      ------      ------      ------      ------
     Total Expenses..................................       43          71          82          77          60
                                                        ------      ------      ------      ------      ------
  Fees (Waived), (Expenses Reimbursed), and/or
   Previously Waived Fees Recovered by
   Advisor (Note C)..................................      (26)        (28)        (30)        (30)        (27)
                                                        ------      ------      ------      ------      ------
  Net Expenses.......................................       17          43          52          47          33
                                                        ------      ------      ------      ------      ------
  NET INVESTMENT INCOME (LOSS).......................      586       1,477       1,733       1,539       1,031
                                                        ------      ------      ------      ------      ------
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from
   Affiliated Investment Companies...................       59         124         124         115          79
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares
     Sold............................................      (73)          2        (200)       (155)        (53)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares...........      945       3,201       6,420       7,992       7,239
                                                        ------      ------      ------      ------      ------
  NET REALIZED AND UNREALIZED GAIN (LOSS)............      931       3,327       6,344       7,952       7,265
                                                        ------      ------      ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...........................   $1,517      $4,804      $8,077      $9,491      $8,296
                                                        ======      ======      ======      ======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                  DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                  2040 TARGET 2045 TARGET 2050 TARGET 2055 TARGET 2060 TARGET
                                                     DATE        DATE        DATE        DATE        DATE
                                                  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                  INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                  ----------- ----------- ----------- ----------- -----------
INVESTMENT INCOME
  Income Distributions Received from Affiliated
   Investment Companies..........................   $  867      $  596      $  524      $  155       $ 85
                                                    ------      ------      ------      ------       ----
     Total Investment Income.....................      867         596         524         155         85
                                                    ------      ------      ------      ------       ----
EXPENSES
  Investment Management Fees.....................       13           9           8           2          1
  Accounting & Transfer Agent Fees...............        3           3           3           3          3
  Custodian Fees.................................        2           2           2           2          1
  Filing Fees....................................       20          19          19           9          9
  Shareholders' Reports..........................        3           2           1           1         --
  Professional Fees..............................        1          --          --          --         --
  Other..........................................        9           6           5           1          2
                                                    ------      ------      ------      ------       ----
     Total Expenses..............................       51          41          38          18         16
                                                    ------      ------      ------      ------       ----
  Fees (Waived), (Expenses Reimbursed), and/or
   Previously Waived Fees Recovered by
   Advisor (Note C)..............................      (25)        (23)        (23)        (14)       (14)
                                                    ------      ------      ------      ------       ----
  Net Expenses...................................       26          18          15           4          2
                                                    ------      ------      ------      ------       ----
  NET INVESTMENT INCOME (LOSS)...................      841         578         509         151         83
                                                    ------      ------      ------      ------       ----
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from
   Affiliated Investment Companies...............       83          54          46          10          6
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares
     Sold........................................      (35)        (18)         (4)         (4)        (2)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares.......    7,029       5,094       4,519       1,298        714
                                                    ------      ------      ------      ------       ----
  NET REALIZED AND UNREALIZED GAIN (LOSS)........    7,077       5,130       4,561       1,304        718
                                                    ------      ------      ------      ------       ----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.......................   $7,918      $5,708      $5,070      $1,455       $801
                                                    ======      ======      ======      ======       ====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     DIMENSIONAL 2015 TARGET DIMENSIONAL 2020 TARGET DIMENSIONAL 2025 TARGET
                                                     DATE RETIREMENT INCOME  DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                             FUND                   FUND                     FUND
                                                     ----------------------  ----------------------  ----------------------
                                                                   PERIOD                 PERIOD                   PERIOD
                                                       YEAR       NOV. 2,      YEAR      NOV. 2,       YEAR       NOV. 2,
                                                      ENDED      2015(A) TO   ENDED     2015(A) TO    ENDED      2015(A) TO
                                                     OCT. 31,     OCT. 31,   OCT. 31,    OCT. 31,    OCT. 31,     OCT. 31,
                                                       2017         2016       2017        2016        2017         2016
                                                     --------    ----------  --------   ----------   --------    ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)...................... $    586     $   246    $ 1,477     $   564     $  1,733     $   663
  Capital Gain Distributions Received from
   Affiliated Investment Companies..................       59          --        124          --          124           1
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares
     Sold...........................................      (73)         35          2         (12)        (200)        (40)
    In-Kind Redemptions.............................       --          (1)        --          (3)          --          (4)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares..........      945       1,419      3,201       3,176        6,420       3,837
                                                      --------    -------    -------     -------      --------    -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................    1,517       1,699      4,804       3,725        8,077       4,457
                                                      --------    -------    -------     -------      --------    -------
Distributions From:
  Net Investment Income:
    Institutional Class Shares......................     (580)       (237)    (1,442)       (541)      (1,645)       (647)
  Net Short-Term Gains:
    Institutional Class Shares......................      (44)         --        (18)         --           (7)         --
  Net Long-Term Gains:
    Institutional Class Shares......................       --          --         --          --           (1)         --
                                                      --------    -------    -------     -------      --------    -------
     Total Distributions............................     (624)       (237)    (1,460)       (541)      (1,653)       (647)
                                                      --------    -------    -------     -------      --------    -------
Capital Share Transactions (1):
  Shares Issued.....................................   17,279      25,467     37,131      55,960       55,794      57,544
  Shares Issued in Lieu of Cash Distributions.......      624         237      1,455         536        1,644         641
  Shares Redeemed...................................  (10,459)     (2,732)    (9,654)     (5,137)     (16,382)     (5,095)
                                                      --------    -------    -------     -------      --------    -------
     Net Increase (Decrease) from Capital Share
      Transactions..................................    7,444      22,972     28,932      51,359       41,056      53,090
                                                      --------    -------    -------     -------      --------    -------
     Total Increase (Decrease) in Net Assets........    8,337      24,434     32,276      54,543       47,480      56,900
NET ASSETS
  Beginning of Year.................................   24,434          --     54,543          --       56,900          --
                                                      --------    -------    -------     -------      --------    -------
  End of Year....................................... $ 32,771     $24,434    $86,819     $54,543     $104,380     $56,900
                                                      ========    =======    =======     =======      ========    =======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................    1,636       2,560      3,473       5,601        5,175       5,842
  Shares Issued in Lieu of Cash Distributions.......       60          23        138          51          153          62
  Shares Redeemed...................................     (989)       (265)      (900)       (495)      (1,512)       (495)
                                                      --------    -------    -------     -------      --------    -------
     Net Increase (Decrease) from Shares
      Issued and Redeemed...........................      707       2,318      2,711       5,157        3,816       5,409
                                                      ========    =======    =======     =======      ========    =======
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)............................................ $      3     $     9    $    59     $    23     $    102     $    16

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                 DIMENSIONAL 2030 TARGET DIMENSIONAL 2035 TARGET DIMENSIONAL 2040 TARGET
                                                 DATE RETIREMENT INCOME  DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                         FUND                    FUND                   FUND
                                                 ----------------------  ----------------------  ----------------------
                                                               PERIOD                  PERIOD                 PERIOD
                                                   YEAR       NOV. 2,      YEAR       NOV. 2,      YEAR      NOV. 2,
                                                  ENDED      2015(A) TO   ENDED      2015(A) TO   ENDED     2015(A) TO
                                                 OCT. 31,     OCT. 31,   OCT. 31,     OCT. 31,   OCT. 31,    OCT. 31,
                                                   2017         2016       2017         2016       2017        2016
                                                 --------    ----------  --------    ----------  --------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).................. $  1,539     $   519    $  1,031     $   313    $   841     $   332
  Capital Gain Distributions Received from
   Affiliated Investment Companies..............      115           5          79           4         83           3
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares
     Sold.......................................     (155)        (37)        (53)        (19)       (34)        (31)
    In-Kind Redemptions.........................       --          (2)         --          --         --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares......    7,992       2,596       7,239       1,506      7,028       1,632
                                                  --------    -------     --------    -------    -------     -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.................    9,491       3,081       8,296       1,804      7,918       1,936
                                                  --------    -------     --------    -------    -------     -------
Distributions From:
  Net Investment Income:
    Institutional Class Shares..................   (1,436)       (492)       (927)       (300)      (745)       (320)
  Net Short-Term Gains:
    Institutional Class Shares..................       (7)         --          (3)         --         (3)         --
  Net Long-Term Gains:
    Institutional Class Shares..................       (2)         --          (4)         --         (3)         --
                                                  --------    -------     --------    -------    -------     -------
     Total Distributions........................   (1,445)       (492)       (934)       (300)      (751)       (320)
                                                  --------    -------     --------    -------    -------     -------
Capital Share Transactions (1):
  Shares Issued.................................   50,113      53,714      46,864      29,353     29,362      28,515
  Shares Issued in Lieu of Cash Distributions...    1,444         491         932         299        749         320
  Shares Redeemed...............................  (15,769)     (4,828)    (12,063)     (2,448)    (8,070)     (2,181)
                                                  --------    -------     --------    -------    -------     -------
     Net Increase (Decrease) from Capital
      Share Transactions........................   35,788      49,377      35,733      27,204     22,041      26,654
                                                  --------    -------     --------    -------    -------     -------
     Total Increase (Decrease) in Net Assets....   43,834      51,966      43,095      28,708     29,208      28,270
NET ASSETS
  Beginning of Year.............................   51,966          --      28,708          --     28,270          --
                                                  --------    -------     --------    -------    -------     -------
  End of Year................................... $ 95,800     $51,966    $ 71,803     $28,708    $57,478     $28,270
                                                  ========    =======     ========    =======    =======     =======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.................................    4,599       5,437       4,327       3,052      2,676       2,996
  Shares Issued in Lieu of Cash Distributions...      133          48          86          30         68          33
  Shares Redeemed...............................   (1,431)       (476)     (1,090)       (246)      (737)       (222)
                                                  --------    -------     --------    -------    -------     -------
     Net Increase (Decrease) from Shares
      Issued and Redeemed.......................    3,301       5,009       3,323       2,836      2,007       2,807
                                                  ========    =======     ========    =======    =======     =======
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)........................................ $    122     $    27    $     92     $    13    $    96     $    12

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                DIMENSIONAL 2045 TARGET DIMENSIONAL 2050 TARGET DIMENSIONAL 2055 TARGET
                                                DATE RETIREMENT INCOME  DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                       FUND                    FUND                    FUND
                                                ----------------------  ----------------------  ----------------------
                                                             PERIOD                  PERIOD                  PERIOD
                                                  YEAR      NOV. 2,       YEAR      NOV. 2,       YEAR      NOV. 2,
                                                 ENDED     2015(A) TO    ENDED     2015(A) TO    ENDED     2015(A) TO
                                                OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                  2017        2016        2017        2016        2017        2016
                                                --------   ----------   --------   ----------   --------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)................. $   578     $   149     $   509     $   163     $   151      $   29
  Capital Gain Distributions Received from
   Affiliated Investment Companies.............      54          --          46           3          10           3
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares
     Sold......................................     (18)         (9)         (4)        (21)         (4)         (1)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares.....   5,094         731       4,519         688       1,298          54
                                                -------     -------     -------     -------     -------      ------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................   5,708         871       5,070         833       1,455          85
                                                -------     -------     -------     -------     -------      ------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.................    (505)       (140)       (449)       (152)       (128)        (25)
  Net Long-Term Gains:
    Institutional Class Shares.................      --          --          (3)         --          (3)         --
                                                -------     -------     -------     -------     -------      ------
     Total Distributions.......................    (505)       (140)       (452)       (152)       (131)        (25)
                                                -------     -------     -------     -------     -------      ------
Capital Share Transactions (1):
  Shares Issued................................  21,888      16,242      19,008      14,381       8,538       3,040
  Shares Issued in Lieu of Cash Distributions..     504         140         452         152         132          25
  Shares Redeemed..............................  (4,514)     (1,394)     (4,161)       (853)     (1,953)       (147)
                                                -------     -------     -------     -------     -------      ------
     Net Increase (Decrease) from Capital
      Share Transactions.......................  17,878      14,988      15,299      13,680       6,717       2,918
                                                -------     -------     -------     -------     -------      ------
     Total Increase (Decrease) in Net
      Assets...................................  23,081      15,719      19,917      14,361       8,041       2,978
NET ASSETS
  Beginning of Year............................  15,719          --      14,361          --       2,978          --
                                                -------     -------     -------     -------     -------      ------
  End of Year.................................. $38,800     $15,719     $34,278     $14,361     $11,019      $2,978
                                                =======     =======     =======     =======     =======      ======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued................................   1,989       1,688       1,730       1,505         773         309
  Shares Issued in Lieu of Cash Distributions..      45          14          41          16          12           3
  Shares Redeemed..............................    (400)       (140)       (369)        (88)       (170)        (15)
                                                -------     -------     -------     -------     -------      ------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................   1,634       1,562       1,402       1,433         615         297
                                                =======     =======     =======     =======     =======      ======
UNDISTRIBUTED NET INVESTMENT INCOME
 (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
 INCOME)....................................... $    82     $     9     $    72     $    11     $    28      $    4

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                        DIMENSIONAL 2060 TARGET
                                                                                        DATE RETIREMENT INCOME
                                                                                               FUND
                                                                                        ----------------------
                                                                                                     PERIOD
                                                                                          YEAR      NOV. 2,
                                                                                         ENDED     2015(A) TO
                                                                                        OCT. 31,    OCT. 31,
                                                                                          2017        2016
                                                                                        --------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)......................................................... $    83      $   18
  Capital Gain Distributions Received from Affiliated Investment Companies.............       6           3
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares Sold........................................      (2)        (27)
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares.............................................     714          33
                                                                                        -------      ------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................     801          27
                                                                                        -------      ------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.........................................................     (58)        (15)
                                                                                        -------      ------
     Total Distributions...............................................................     (58)        (15)
                                                                                        -------      ------
Capital Share Transactions (1):
  Shares Issued........................................................................   6,934       2,129
  Shares Issued in Lieu of Cash Distributions..........................................      58          15
  Shares Redeemed......................................................................  (2,023)       (567)
                                                                                        -------      ------
     Net Increase (Decrease) from Capital Share Transactions...........................   4,969       1,577
                                                                                        -------      ------
     Total Increase (Decrease) in Net Assets...........................................   5,712       1,589
NET ASSETS
  Beginning of Year....................................................................   1,589          --
                                                                                        -------      ------
  End of Year.......................................................................... $ 7,301      $1,589
                                                                                        =======      ======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued........................................................................     616         216
  Shares Issued in Lieu of Cash Distributions..........................................       5           1
  Shares Redeemed......................................................................    (177)        (59)
                                                                                        -------      ------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................     444         158
                                                                                        =======      ======
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME). $    28      $    3

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   DIMENSIONAL 2015 TARGET DATE DIMENSIONAL 2020 TARGET DATE
                                                    RETIREMENT INCOME FUND       RETIREMENT INCOME FUND
                                                   --------------------         --------------------
                                                                  PERIOD                       PERIOD
                                                     YEAR        NOV. 2,          YEAR        NOV. 2,
                                                    ENDED       2015(A) TO       ENDED       2015(A) TO
                                                   OCT. 31,      OCT. 31,       OCT. 31,      OCT. 31,
                                                     2017          2016           2017          2016
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $ 10.54     $ 10.00          $ 10.58     $ 10.00
                                                   -------     -------          -------     -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................    0.21        0.16             0.22        0.18
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................    0.32        0.51             0.45        0.56
                                                   -------     -------          -------     -------
   Total from Investment Operations...............    0.53        0.67             0.67        0.74
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................   (0.22)      (0.13)           (0.22)      (0.16)
 Net Realized Gains...............................   (0.02)         --               --          --
                                                   -------     -------          -------     -------
   Total Distributions............................   (0.24)      (0.13)           (0.22)      (0.16)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $ 10.83     $ 10.54          $ 11.03     $ 10.58
=================================================  ========== ============      ========== ============
Total Return......................................    5.08%       6.67%(D)         6.50%       7.40%(D)
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $32,771     $24,434          $86,819     $54,543
Ratio of Expenses to Average Net Assets (C).......    0.20%       0.21%(B)(E)      0.22%       0.23%(B)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor) (C).....................................    0.29%       0.47%(B)(E)      0.26%       0.37%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................    2.00%       1.57%(B)(E)      2.07%       1.76%(B)(E)
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

              (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                                                   DIMENSIONAL 2025 TARGET DATE DIMENSIONAL 2030 TARGET DATE
                                                    RETIREMENT INCOME FUND       RETIREMENT INCOME FUND
                                                   --------------------         --------------------
                                                                   PERIOD                      PERIOD
                                                     YEAR         NOV. 2,                     NOV. 2,
                                                    ENDED        2015(A) TO                  2015(A) TO
                                                   OCT. 31,       OCT. 31,                    OCT. 31,
                                                     2017           2016                        2016
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $  10.52     $ 10.00         $ 10.37     $ 10.00
                                                    --------    -------          -------    -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................     0.23        0.20            0.23        0.19
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................     0.79        0.48            1.14        0.33
                                                    --------    -------          -------    -------
   Total from Investment Operations...............     1.02        0.68            1.37        0.52
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................    (0.22)      (0.16)          (0.21)      (0.15)
 Net Realized Gains...............................       --          --              --          --
                                                    --------    -------          -------    -------
   Total Distributions............................    (0.22)      (0.16)          (0.21)      (0.15)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $  11.32     $ 10.52         $ 11.53     $ 10.37
=================================================  ==========  ===========      =========  ============
Total Return......................................     9.87%       6.89%(D)       13.44%       5.25%(D)
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $104,380     $56,900         $95,800     $51,966
Ratio of Expenses to Average Net Assets (C).......     0.23%       0.25%(B)(E)     0.25%       0.26%(B)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor) (C).....................................     0.26%       0.37%(B)(E)     0.29%       0.43%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................     2.08%       1.92%(B)(E)     2.07%       1.92%(B)(E)
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

              (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                                                   DIMENSIONAL 2035 TARGET DATE DIMENSIONAL 2040 TARGET DATE
                                                    RETIREMENT INCOME FUND       RETIREMENT INCOME FUND
                                                   --------------------         --------------------
                                                                  PERIOD                       PERIOD
                                                     YEAR        NOV. 2,          YEAR        NOV. 2,
                                                    ENDED       2015(A) TO       ENDED       2015(A) TO
                                                   OCT. 31,      OCT. 31,       OCT. 31,      OCT. 31,
                                                     2017          2016           2017          2016
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $ 10.12     $ 10.00          $ 10.07     $ 10.00
                                                   -------     -------          -------     -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................    0.21        0.18             0.21        0.19
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................    1.53        0.09             1.86        0.03
                                                   -------     -------          -------     -------
   Total from Investment Operations...............    1.74        0.27             2.07        0.22
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................   (0.20)      (0.15)           (0.20)      (0.15)
 Net Realized Gains...............................      --          --               --          --
                                                   -------     -------          -------     -------
   Total Distributions............................   (0.20)      (0.15)           (0.20)      (0.15)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $ 11.66     $ 10.12          $ 11.94     $ 10.07
=================================================  ========== ============      ========== ============
Total Return......................................   17.34%       2.75%(D)        20.73%       2.20%(D)
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $71,803     $28,708          $57,478     $28,270
Ratio of Expenses to Average Net Assets (C).......    0.26%       0.28%(B)(E)      0.27%       0.28%(B)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor) (C).....................................    0.31%       0.52%(B)(E)      0.32%       0.52%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................    1.92%       1.84%(B)(E)      1.93%       1.90%(B)(E)
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   DIMENSIONAL 2045 TARGET DATE DIMENSIONAL 2050 TARGET DATE
                                                     RETIREMENT INCOME FUND      RETIREMENT INCOME FUND
                                                   --------------------         --------------------
                                                                                               PERIOD
                                                     YEAR                         YEAR        NOV. 2,
                                                    ENDED     PERIOD NOV.        ENDED       2015(A) TO
                                                   OCT. 31,  2, 2015(A) TO      OCT. 31,      OCT. 31,
                                                     2017    OCT. 31, 2016        2017          2016
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $ 10.06      $ 10.00         $ 10.02     $ 10.00
                                                   -------      -------         -------     -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................    0.23         0.19            0.22        0.18
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................    2.05         0.02            2.06        0.04
                                                   -------      -------         -------     -------
   Total from Investment Operations...............    2.28         0.21            2.28        0.22
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................   (0.20)       (0.15)          (0.21)      (0.20)
 Net Realized Gains...............................      --           --              --          --
                                                   -------      -------         -------     -------
   Total Distributions............................   (0.20)       (0.15)          (0.21)      (0.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $ 12.14      $ 10.06         $ 12.09     $ 10.02
=================================================  ========= ==============     ========== ============
Total Return......................................   22.92%        2.20%(D)       22.97%       2.24%(D)
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $38,800      $15,719         $34,278     $14,361
Ratio of Expenses to Average Net Assets (C).......    0.26%        0.29%(B)(E)     0.27%       0.28%(B)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor) (C).....................................    0.34%        0.77%(B)(E)     0.36%       0.74%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................    2.00%        1.89%(B)(E)     1.99%       1.86%(B)(E)
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

              (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                                                   DIMENSIONAL 2055 TARGET DATE DIMENSIONAL 2060 TARGET DATE
                                                    RETIREMENT INCOME FUND       RETIREMENT INCOME FUND
                                                   -------------------          -------------------
                                                                 PERIOD                       PERIOD
                                                     YEAR       NOV. 2,           YEAR       NOV. 2,
                                                    ENDED      2015(A) TO        ENDED      2015(A) TO
                                                   OCT. 31,     OCT. 31,        OCT. 31,     OCT. 31,
                                                     2017         2016            2017         2016
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............. $ 10.03      $10.00           $10.04      $10.00
                                                   -------      ------           ------      ------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................    0.23        0.20             0.23        0.19
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................    2.04        0.02             2.04        0.03
                                                   -------      ------           ------      ------
   Total from Investment Operations...............    2.27        0.22             2.27        0.22
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................   (0.21)      (0.19)           (0.18)      (0.18)
 Net Realized Gains...............................   (0.01)         --               --          --
                                                   -------      ------           ------      ------
   Total Distributions............................   (0.22)      (0.19)           (0.18)      (0.18)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $ 12.08      $10.03           $12.13      $10.04
=================================================  ========== ============      ========== ============
Total Return......................................   22.86%       2.24%(D)        22.88%       2.24%(D)
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $11,019      $2,978           $7,301      $1,589
Ratio of Expenses to Average Net Assets (C).......    0.27%       0.29%(B)(E)      0.27%       0.29%(B)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor) (C).....................................    0.46%       3.60%(B)(E)      0.61%       5.48%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................    2.02%       2.02%(B)(E)      2.01%       1.96%(B)(E)
------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, of which ten (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by primarily investing in other series of IDG and Dimensional Investment Group Inc. ("DIG")
(collectively, the "Underlying Funds"). At October 31, 2017, the Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                                    PERCENTAGE
                                                                                                     OWNERSHIP
FUND OF FUNDS                                   UNDERLYING FUNDS                                    AT 10/31/17
-------------                                   ----------------                                    -----------
Dimensional 2015 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                      --*
                                                U.S. Core Equity 1 Portfolio (IDG)                      --*
                                                Large Cap International Portfolio (IDG)                 --*
                                                International Core Equity Portfolio (IDG)               --*
                                                Emerging Markets Core Equity Portfolio (IDG)            --*
                                                DFA LTIP Portfolio (IDG)                                 4%
                                                DFA Inflation-Protected Securities Portfolio (IDG)      --*

Dimensional 2020 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                      --*
                                                U.S. Core Equity 1 Portfolio (IDG)                      --*
                                                Large Cap International Portfolio (IDG)                 --*
                                                International Core Equity Portfolio (IDG)               --*
                                                Emerging Markets Core Equity Portfolio (IDG)            --*
                                                DFA Two-Year Global Fixed Income Portfolio              --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)         --*
                                                DFA LTIP Portfolio (IDG)                                19%
                                                DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2025 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                      --*
                                                U.S. Core Equity 1 Portfolio (IDG)                      --*
                                                Large Cap International Portfolio (IDG)                 --*
                                                International Core Equity Portfolio (IDG)               --*
                                                Emerging Markets Core Equity Portfolio (IDG)            --*
                                                DFA Two-Year Global Fixed Income Portfolio              --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)         --*
                                                DFA LTIP Portfolio (IDG)                                29%
                                                DFA Inflation-Protected Securities Portfolio (IDG)      --*

                                                                                                  PERCENTAGE
                                                                                                   OWNERSHIP
FUND OF FUNDS                                   UNDERLYING FUNDS                                  AT 10/31/17
-------------                                   ----------------                                  -----------
Dimensional 2030 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                    --*
                                                U.S. Core Equity 1 Portfolio (IDG)                    --*
                                                Large Cap International Portfolio (IDG)               --*
                                                International Core Equity Portfolio (IDG)             --*
                                                Emerging Markets Core Equity Portfolio (IDG)          --*
                                                DFA Two-Year Global Fixed Income Portfolio            --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)       --*
                                                DFA LTIP Portfolio (IDG)                              23%

Dimensional 2035 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                    --*
                                                U.S. Core Equity 1 Portfolio (IDG)                    --*
                                                Large Cap International Portfolio (IDG)               --*
                                                International Core Equity Portfolio (IDG)             --*
                                                Emerging Markets Core Equity Portfolio (IDG)          --*
                                                DFA Two-Year Global Fixed Income Portfolio            --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)       --*
                                                DFA LTIP Portfolio (IDG)                               6%

Dimensional 2040 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                    --*
                                                U.S. Core Equity 1 Portfolio (IDG)                    --*
                                                Large Cap International Portfolio (IDG)               --*
                                                International Core Equity Portfolio (IDG)             --*
                                                Emerging Markets Core Equity Portfolio (IDG)          --*
                                                DFA Two-Year Global Fixed Income Portfolio            --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)       --*

Dimensional 2045 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                    --*
                                                U.S. Core Equity 1 Portfolio (IDG)                    --*
                                                Large Cap International Portfolio (IDG)               --*
                                                International Core Equity Portfolio (IDG)             --*
                                                Emerging Markets Core Equity Portfolio (IDG)          --*
                                                DFA Two-Year Global Fixed Income Portfolio            --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG))      --*

Dimensional 2050 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                    --*
                                                U.S. Core Equity 1 Portfolio (IDG)                    --*
                                                Large Cap International Portfolio (IDG)               --*
                                                International Core Equity Portfolio (IDG)             --*
                                                Emerging Markets Core Equity Portfolio (IDG)          --*
                                                DFA Two-Year Global Fixed Income Portfolio            --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)       --*

                                                                                                 PERCENTAGE
                                                                                                  OWNERSHIP
FUND OF FUNDS                                   UNDERLYING FUNDS                                 AT 10/31/17
-------------                                   ----------------                                 -----------
Dimensional 2055 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                   --*
                                                U.S. Core Equity 1 Portfolio (IDG)                   --*
                                                Large Cap International Portfolio (IDG)              --*
                                                International Core Equity Portfolio (IDG)            --*
                                                Emerging Markets Core Equity Portfolio (IDG)         --*
                                                DFA Two-Year Global Fixed Income Portfolio           --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)      --*

Dimensional 2060 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                   --*
                                                U.S. Core Equity 1 Portfolio (IDG)                   --*
                                                Large Cap International Portfolio (IDG)              --*
                                                International Core Equity Portfolio (IDG)            --*
                                                Emerging Markets Core Equity Portfolio (IDG)         --*
                                                DFA Two-Year Global Fixed Income Portfolio           --*
                                                  (IDG)
                                                DFA Short-Term Extended Quality Portfolio (IDG)      --*

* Amounts designated as -- are less than 1%.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolios are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A Summary of the inputs used to value each Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Portfolio.

   For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

           Dimensional 2015 Target Date Retirement Income Fund. 0.03%
           Dimensional 2020 Target Date Retirement Income Fund. 0.03%
           Dimensional 2025 Target Date Retirement Income Fund. 0.03%
           Dimensional 2030 Target Date Retirement Income Fund. 0.03%
           Dimensional 2035 Target Date Retirement Income Fund. 0.03%
           Dimensional 2040 Target Date Retirement Income Fund. 0.03%
           Dimensional 2045 Target Date Retirement Income Fund. 0.03%
           Dimensional 2050 Target Date Retirement Income Fund. 0.03%
           Dimensional 2055 Target Date Retirement Income Fund. 0.03%
           Dimensional 2060 Target Date Retirement Income Fund. 0.03%

   Pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement") for each Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio

Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement for each Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. For the year ended October 31, 2017, the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                               NET WAIVED
                                                                              FEES/EXPENSES
                                                             PREVIOUSLY          ASSUMED
                                             RECOVERY       WAIVED FEES/       (RECOVERED
                               EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED     PREVIOUSLY
                              LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE   WAIVED FEES/
INSTITUTIONAL CLASS SHARES      AMOUNT   EXPENSES ASSUMED     RECOVERY      EXPENSES ASSUMED)
--------------------------    ---------- ---------------- ----------------- -----------------
Dimensional 2015 Target Date
  Retirement Income Fund.....    0.06%         $ 2               $67               $26
Dimensional 2020 Target Date
  Retirement Income Fund.....    0.06%           4                72                28
Dimensional 2025 Target Date
  Retirement Income Fund.....    0.06%           4                73                30
Dimensional 2030 Target Date
  Retirement Income Fund.....    0.06%           3                74                30
Dimensional 2035 Target Date
  Retirement Income Fund.....    0.06%           2                68                27
Dimensional 2040 Target Date
  Retirement Income Fund.....    0.06%           3                66                25
Dimensional 2045 Target Date
  Retirement Income Fund.....    0.06%           2                62                23
Dimensional 2050 Target Date
  Retirement Income Fund.....    0.06%           2                63                23
Dimensional 2055 Target Date
  Retirement Income Fund.....    0.06%          --                61                14
Dimensional 2060 Target Date
  Retirement Income Fund.....    0.06%          --                61                14

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

           Dimensional 2015 Target Date Retirement Income Fund.  --*
           Dimensional 2020 Target Date Retirement Income Fund. $ 1
           Dimensional 2025 Target Date Retirement Income Fund.   1
           Dimensional 2030 Target Date Retirement Income Fund.   1
           Dimensional 2035 Target Date Retirement Income Fund.  --*
           Dimensional 2040 Target Date Retirement Income Fund.  --*
           Dimensional 2045 Target Date Retirement Income Fund.  --*
           Dimensional 2050 Target Date Retirement Income Fund.  --*
           Dimensional 2055 Target Date Retirement Income Fund.  --*
           Dimensional 2060 Target Date Retirement Income Fund.  --*

* Amounts designated as -- are less than $500

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios' transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                              NET REALIZED                                        DIVIDEND
                                                              GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                              ON SALES OF   UNREALIZED                           AFFILIATED
                              BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                               10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                              ---------- --------- ---------- ------------ ------------- ---------- ------------ -----------
DIMENSIONAL 2015 TARGET DATE
 RETIREMENT INCOME FUND
DFA Inflation-Protected
 Securities Portfolio........  $14,799    $ 9,850    $4,313       $(93)       $ (280)     $19,963      1,693       $  343
DFA LTIP Portfolio...........    3,531      2,765     1,516        (40)         (116)       4,624        497          106
U.S. Large Company
 Portfolio...................    1,857      1,148       938         18           390        2,475        124           47
U.S. Core Equity 1 Portfolio.    1,859      1,176     1,002         26           415        2,474        112           38
Large Cap International
 Portfolio...................    1,206        763       618          9           258        1,618         69           37
International Core Equity
 Portfolio...................      603        372       313          7           141          810         57           18
Emerging Markets Core Equity
 Portfolio...................      569        360       274         --           137          792         35           14
                               -------    -------    ------       ----        ------      -------      -----       ------
TOTAL........................  $24,424    $16,434    $8,974       $(73)       $  945      $32,756      2,587       $  603
                               =======    =======    ======       ====        ======      =======      =====       ======

DIMENSIONAL 2020 TARGET DATE
 RETIREMENT INCOME FUND
DFA Inflation-Protected
 Securities Portfolio........  $19,804    $16,027    $  469       $(14)       $ (505)     $34,843      2,955       $  522
DFA LTIP Portfolio...........   14,553     10,098       721        (55)         (600)      23,275      2,500          485
U.S. Core Equity 1 Portfolio.    5,548      2,188       994         20         1,334        8,096        368          119
U.S. Large Company
 Portfolio...................    5,545      2,167       899         15         1,250        8,078        403          147
Large Cap International
 Portfolio...................    3,596      1,438       583         20           828        5,299        225          121
International Core Equity
 Portfolio...................    1,797        643       261         13           456        2,648        186           57
Emerging Markets Core Equity
 Portfolio...................    1,698        601       148          4           439        2,594        116           43
DFA Two-Year Global Fixed
 Income Portfolio............      916        236       154         --             1          999        100            9
DFA Short-Term Extended
 Quality Portfolio...........      916        242       157         (1)           (2)         998         92           17
                               -------    -------    ------       ----        ------      -------      -----       ------
TOTAL........................  $54,373    $33,640    $4,386       $  2        $3,201      $86,830      6,945       $1,520
                               =======    =======    ======       ====        ======      =======      =====       ======

                              CAPITAL GAIN
                              DISTRIBUTIONS
                                  FROM
                               AFFILIATED
                               INVESTMENT
                              -------------
DIMENSIONAL 2015 TARGET DATE
 RETIREMENT INCOME FUND
DFA Inflation-Protected
 Securities Portfolio........     $ 37
DFA LTIP Portfolio...........        3
U.S. Large Company
 Portfolio...................       11
U.S. Core Equity 1 Portfolio.        8
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
                                  ----
TOTAL........................     $ 59
                                  ====

DIMENSIONAL 2020 TARGET DATE
 RETIREMENT INCOME FUND
DFA Inflation-Protected
 Securities Portfolio........     $ 52
DFA LTIP Portfolio...........       11
U.S. Core Equity 1 Portfolio.       27
U.S. Large Company
 Portfolio...................       34
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                  ----
TOTAL........................     $124
                                  ====

                                                              NET REALIZED                                        DIVIDEND
                                                              GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                              ON SALES OF   UNREALIZED                           AFFILIATED
                              BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                               10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                              ---------- --------- ---------- ------------ ------------- ---------- ------------ -----------
DIMENSIONAL 2025 TARGET DATE
 RETIREMENT INCOME FUND
DFA LTIP Portfolio...........  $18,183    $20,514    $2,303      $(189)       $ (578)     $ 35,627     3,827       $  688
DFA Inflation-Protected
 Securities Portfolio........    7,103      8,736       916        (26)         (158)       14,739     1,250          207
U.S. Large Company
 Portfolio...................    8,124      5,443     1,664          2         2,055        13,960       696          242
U.S. Core Equity 1 Portfolio.    8,124      5,551     1,899          7         2,173        13,956       634          196
Large Cap International
 Portfolio...................    5,267      3,604     1,150          4         1,397         9,122       388          202
International Core Equity
 Portfolio...................    2,631      1,605       446          7           771         4,568       321           94
Emerging Markets Core Equity
 Portfolio...................    2,492      1,515       295         (1)          757         4,468       200           71
DFA Two-Year Global Fixed
 Income Portfolio............    2,472      1,789       319         (1)            5         3,946       395           30
DFA Short-Term Extended
 Quality Portfolio...........    2,469      1,801       323         (3)           (2)        3,942       363           55
                               -------    -------    ------      -----        ------      --------     -----       ------
TOTAL........................  $56,865    $50,558    $9,315      $(200)       $6,420      $104,328     8,074       $1,785
                               =======    =======    ======      =====        ======      ========     =====       ======

DIMENSIONAL 2030 TARGET DATE
 RETIREMENT INCOME FUND
DFA LTIP Portfolio...........  $13,386    $17,732    $2,387      $(168)       $ (327)     $ 28,236     3,033       $  518
U.S. Core Equity 1 Portfolio.    9,557      6,285     1,664          8         2,547        16,733       760          230
U.S. Large Company
 Portfolio...................    9,547      6,212     1,420          5         2,386        16,730       834          281
Large Cap International
 Portfolio...................    6,201      4,213     1,108          2         1,625        10,933       465          237
DFA Two-Year Global Fixed
 Income Portfolio............    3,612      2,839       341         (1)            7         6,116       612           44
DFA Short-Term Extended
 Quality Portfolio...........    3,612      2,903       390         (4)           (5)        6,116       564           81
International Core Equity
 Portfolio...................    3,101      1,963       500          2           900         5,466       384          110
Emerging Markets Core Equity
 Portfolio...................    2,927      1,877       305          1           859         5,359       240           85
                               -------    -------    ------      -----        ------      --------     -----       ------
TOTAL........................  $51,943    $44,024    $8,115      $(155)       $7,992      $ 95,689     6,892       $1,586
                               =======    =======    ======      =====        ======      ========     =====       ======

DIMENSIONAL 2035 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................  $ 6,451    $ 8,446    $1,524      $   3        $2,048      $ 15,424       769       $  244
U.S. Core Equity 1 Portfolio.    6,460      8,470     1,665          3         2,152        15,420       701          199
Large Cap International
 Portfolio...................    4,189      5,485     1,016         (3)        1,439        10,094       429          208
DFA LTIP Portfolio...........    1,983      6,406       713        (45)            2         7,633       820          117
DFA Two-Year Global Fixed
 Income Portfolio............    2,770      4,408       690         (1)           11         6,498       651           43
DFA Short-Term Extended
 Quality Portfolio...........    2,767      4,429       704         (6)            6         6,492       598           81
International Core Equity
 Portfolio...................    2,092      2,628       463         (1)          798         5,054       355           97
Emerging Markets Core Equity
 Portfolio...................    1,977      2,528       334         (3)          783         4,951       221           75
                               -------    -------    ------      -----        ------      --------     -----       ------
TOTAL........................  $28,689    $42,800    $7,109      $ (53)       $7,239      $ 71,566     4,544       $1,064
                               =======    =======    ======      =====        ======      ========     =====       ======

                              CAPITAL GAIN
                              DISTRIBUTIONS
                                  FROM
                               AFFILIATED
                               INVESTMENT
                              -------------
DIMENSIONAL 2025 TARGET DATE
 RETIREMENT INCOME FUND
DFA LTIP Portfolio...........     $ 15
DFA Inflation-Protected
 Securities Portfolio........       18
U.S. Large Company
 Portfolio...................       51
U.S. Core Equity 1 Portfolio.       40
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                  ----
TOTAL........................     $124
                                  ====

DIMENSIONAL 2030 TARGET DATE
 RETIREMENT INCOME FUND
DFA LTIP Portfolio...........     $ 11
U.S. Core Equity 1 Portfolio.       46
U.S. Large Company
 Portfolio...................       58
Large Cap International
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
                                  ----
TOTAL........................     $115
                                  ====

DIMENSIONAL 2035 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................     $ 44
U.S. Core Equity 1 Portfolio.       33
Large Cap International
 Portfolio...................       --
DFA LTIP Portfolio...........        2
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
                                  ----
TOTAL........................     $ 79
                                  ====

                                                              NET REALIZED                                        DIVIDEND
                                                              GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                              ON SALES OF   UNREALIZED                           AFFILIATED
                              BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                               10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                              ---------- --------- ---------- ------------ ------------- ---------- ------------ -----------
DIMENSIONAL 2040 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................  $ 7,543    $ 6,411    $1,193       $(11)       $2,006      $14,756        736        $236
U.S. Core Equity 1 Portfolio.    7,536      6,338     1,234         (7)        2,109       14,742        670         192
Large Cap International
 Portfolio...................    4,870      4,136       744         (8)        1,388        9,642        410         199
International Core Equity
 Portfolio...................    2,429      1,991       354         (3)          767        4,830        339          93
Emerging Markets Core Equity
 Portfolio...................    2,298      1,983       299         (3)          749        4,728        211          72
DFA Two-Year Global Fixed
 Income Portfolio............    1,784      2,928       351         --             7        4,368        437          26
DFA Short-Term Extended
 Quality Portfolio...........    1,784      2,950       366         (3)            3        4,368        403          49
                               -------    -------    ------       ----        ------      -------      -----        ----
TOTAL........................  $28,244    $26,737    $4,541       $(35)       $7,029      $57,434      3,206        $867
                               =======    =======    ======       ====        ======      =======      =====        ====

DIMENSIONAL 2045 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................  $ 4,542    $ 5,793    $  597       $ (4)       $1,442      $11,176        557        $171
U.S. Core Equity 1 Portfolio.    4,547      5,759       646         (4)        1,505       11,161        507         140
Large Cap International
 Portfolio...................    2,950      3,783       458         (4)        1,018        7,289        310         146
International Core Equity
 Portfolio...................    1,475      1,824       216         (2)          564        3,645        256          68
Emerging Markets Core Equity
 Portfolio...................    1,392      1,759       136         (3)          563        3,575        160          53
DFA Two-Year Global Fixed
 Income Portfolio............      394        644        75         --             1          964         97           6
DFA Short-Term Extended
 Quality Portfolio...........      393        650        79         (1)            1          964         89          12
                               -------    -------    ------       ----        ------      -------      -----        ----
TOTAL........................  $15,693    $20,212    $2,207       $(18)       $5,094      $38,774      1,976        $596
                               =======    =======    ======       ====        ======      =======      =====        ====

DIMENSIONAL 2050 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................  $ 4,152    $ 4,945    $  516         --        $1,282      $ 9,863        492        $150
U.S. Core Equity 1 Portfolio.    4,157      4,830       478       $  3         1,343        9,855        448         124
Large Cap International
 Portfolio...................    2,697      3,145       302         (2)          898        6,436        273         128
International Core Equity
 Portfolio...................    1,349      1,508       135         --           498        3,220        226          60
Emerging Markets Core Equity
 Portfolio...................    1,273      1,503       114         (3)          495        3,154        141          47
DFA Two-Year Global Fixed
 Income Portfolio............      359        557        62         --             2          856         86           5
DFA Short-Term Extended
 Quality Portfolio...........      359        565        67         (2)            1          856         79          10
                               -------    -------    ------       ----        ------      -------      -----        ----
TOTAL........................  $14,346    $17,053    $1,674       $ (4)       $4,519      $34,240      1,745        $524
                               =======    =======    ======       ====        ======      =======      =====        ====

                              CAPITAL GAIN
                              DISTRIBUTIONS
                                  FROM
                               AFFILIATED
                               INVESTMENT
                              -------------
DIMENSIONAL 2040 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................      $47
U.S. Core Equity 1 Portfolio.       36
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                   ---
TOTAL........................      $83
                                   ===

DIMENSIONAL 2045 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................      $31
U.S. Core Equity 1 Portfolio.       23
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                   ---
TOTAL........................      $54
                                   ===

DIMENSIONAL 2050 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Large Company
 Portfolio...................      $26
U.S. Core Equity 1 Portfolio.       20
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                   ---
TOTAL........................      $46
                                   ===

                                                              NET REALIZED                                        DIVIDEND
                                                              GAIN/(LOSS)    CHANGE IN                           INCOME FROM
                                                              ON SALES OF   UNREALIZED                           AFFILIATED
                              BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT
                               10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17    COMPANIES
                              ---------- --------- ---------- ------------ ------------- ---------- ------------ -----------
DIMENSIONAL 2055 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Core Equity 1 Portfolio.   $  860    $2,205     $  281        --         $  377      $ 3,161       144         $ 35
U.S. Large Company
 Portfolio...................      860     2,224        285       $(2)           364        3,161       157           44
Large Cap International
 Portfolio...................      558     1,437        186        --            261        2,070        88           38
International Core Equity
 Portfolio...................      279       703         92        --            146        1,036        73           18
Emerging Markets Core Equity
 Portfolio...................      264       672         69        (2)           149        1,014        45           15
DFA Two-Year Global Fixed
 Income Portfolio............       74       229         28        --              1          276        28            2
DFA Short-Term Extended
 Quality Portfolio...........       74       228         29        --              0          273        25            3
                                ------    ------     ------       ---         ------      -------       ---         ----
TOTAL........................   $2,969    $7,698     $  970       $(4)        $1,298      $10,991       560         $155
                                ======    ======     ======       ===         ======      =======       ===         ====

DIMENSIONAL 2060 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Core Equity 1 Portfolio.   $  455    $1,817     $  358       $(1)        $  207      $ 2,120        96         $ 20
U.S. Large Company
 Portfolio...................      456     1,827        367        --            200        2,116       106           24
Large Cap International
 Portfolio...................      295     1,176        227        --            144        1,388        59           20
International Core Equity
 Portfolio...................      149       570        105        --             80          694        49           10
Emerging Markets Core Equity
 Portfolio...................      139       571        111        (1)            83          681        30            8
DFA Two-Year Global Fixed
 Income Portfolio............       39       173         28        --             --          184        18            1
DFA Short-Term Extended
 Quality Portfolio...........       40       173         30        --             --          183        17            2
                                ------    ------     ------       ---         ------      -------       ---         ----
TOTAL........................   $1,573    $6,307     $1,226       $(2)        $  714      $ 7,366       375         $ 85
                                ======    ======     ======       ===         ======      =======       ===         ====

                              CAPITAL GAIN
                              DISTRIBUTIONS
                                  FROM
                               AFFILIATED
                               INVESTMENT
                              -------------
DIMENSIONAL 2055 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Core Equity 1 Portfolio.      $ 4
U.S. Large Company
 Portfolio...................        6
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                   ---
TOTAL........................      $10
                                   ===

DIMENSIONAL 2060 TARGET DATE
 RETIREMENT INCOME FUND
U.S. Core Equity 1 Portfolio.      $ 3
U.S. Large Company
 Portfolio...................        3
Large Cap International
 Portfolio...................       --
International Core Equity
 Portfolio...................       --
Emerging Markets Core Equity
 Portfolio...................       --
DFA Two-Year Global Fixed
 Income Portfolio............       --
DFA Short-Term Extended
 Quality Portfolio...........       --
                                   ---
TOTAL........................      $ 6
                                   ===

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to gains on securities considered to be "passive foreign investment companies", tax equalization, realized foreign capital gains tax, non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90 day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                        INCREASE       INCREASE
                                                                       (DECREASE)     (DECREASE)
                                                        INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                       (DECREASE)    NET INVESTMENT  NET REALIZED
                                                     PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                     --------------- -------------- --------------
Dimensional 2015 Target Date Retirement Income Fund.       $18            $(12)          $ (6)
Dimensional 2020 Target Date Retirement Income Fund.        13               1            (14)
Dimensional 2025 Target Date Retirement Income Fund.        19              (2)           (17)
Dimensional 2030 Target Date Retirement Income Fund.        21              (8)           (13)
Dimensional 2035 Target Date Retirement Income Fund.        28             (25)            (3)
Dimensional 2040 Target Date Retirement Income Fund.        14             (12)            (2)
Dimensional 2045 Target Date Retirement Income Fund.        --              --*            --*
Dimensional 2050 Target Date Retirement Income Fund.        --               1             (1)
Dimensional 2055 Target Date Retirement Income Fund.        --               1             (1)
Dimensional 2060 Target Date Retirement Income Fund.        --*             --*            --*

* Amounts designated as -- are less than $500

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- ------
Dimensional 2015 Target Date Retirement Income Fund
2016................................................     $  237           --          --     $  237
2017................................................        624           --          --        624
Dimensional 2020 Target Date Retirement Income Fund
2016................................................        541           --          --        541
2017................................................      1,460           --          --      1,460
Dimensional 2025 Target Date Retirement Income Fund
2016................................................        647           --          --        647
2017................................................      1,652          $ 1          --      1,653
Dimensional 2030 Target Date Retirement Income Fund
2016................................................        492           --          --        492
2017................................................      1,443            2          --      1,445
Dimensional 2035 Target Date Retirement Income Fund
2016................................................        300           --          --        300
2017................................................        929            4          --        933
Dimensional 2040 Target Date Retirement Income Fund
2016................................................        320           --          --        320
2017................................................        747            3          --        750
Dimensional 2045 Target Date Retirement Income Fund
2016................................................        140           --          --        140
2017................................................        505           --          --        505
Dimensional 2050 Target Date Retirement Income Fund
2016................................................        152           --          --        152
2017................................................        449            3          --        452
Dimensional 2055 Target Date Retirement Income Fund
2016................................................         25           --          --         25
2017................................................        129            3          --        132

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- -----
Dimensional 2060 Target Date Retirement Income Fund
2016................................................      $15            --           --      $15
2017................................................       58            --           --       58

   At October 31, 2017, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM
                                                     CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                     -------------- ------------- -----
Dimensional 2015 Target Date Retirement Income Fund.      $(16)          $(2)     $(18)
Dimensional 2020 Target Date Retirement Income Fund.       (12)           (1)      (13)
Dimensional 2025 Target Date Retirement Income Fund.       (18)           (1)      (19)
Dimensional 2030 Target Date Retirement Income Fund.       (20)           (1)      (21)
Dimensional 2035 Target Date Retirement Income Fund.       (26)           (2)      (28)
Dimensional 2040 Target Date Retirement Income Fund.       (13)           (1)      (14)
Dimensional 2045 Target Date Retirement Income Fund.        --            --        --
Dimensional 2050 Target Date Retirement Income Fund.        --            --        --
Dimensional 2055 Target Date Retirement Income Fund.        --            --        --
Dimensional 2060 Target Date Retirement Income Fund.        --            --        --

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
Dimensional 2015 Target Date Retirement Income
  Fund............................................      $ 48          $ 79           --          $ 2,212        $ 2,339
Dimensional 2020 Target Date Retirement Income
  Fund............................................        89           158           --            6,272          6,519
Dimensional 2025 Target Date Retirement Income
  Fund............................................       134           114           --            9,972         10,220
Dimensional 2030 Target Date Retirement Income
  Fund............................................       151           108           --           10,358         10,617
Dimensional 2035 Target Date Retirement Income
  Fund............................................       119            74           --            8,645          8,838
Dimensional 2040 Target Date Retirement Income
  Fund............................................       103            81           --            8,585          8,769
Dimensional 2045 Target Date Retirement Income
  Fund............................................        87            53           --            5,795          5,935
Dimensional 2050 Target Date Retirement Income
  Fund............................................        76            48           --            5,175          5,299
Dimensional 2055 Target Date Retirement Income
  Fund............................................        30            10           --            1,345          1,385
Dimensional 2060 Target Date Retirement Income
  Fund............................................        29             6           --              721            756

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   During the year ended October 31, 2017, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

            Dimensional 2060 Target Date Retirement Income Fund. $3

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                           NET
                                                                                        UNREALIZED
                                                   FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                                   TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                                   -------- ------------ ------------ --------------
Dimensional 2015 Target Date Retirement Income
  Fund............................................ $30,549    $ 2,212         --         $ 2,212
Dimensional 2020 Target Date Retirement Income
  Fund............................................  81,398      6,272         --           6,272
Dimensional 2025 Target Date Retirement Income
  Fund............................................  94,402      9,972         --           9,972
Dimensional 2030 Target Date Retirement Income
  Fund............................................  85,366     10,358         --          10,358
Dimensional 2035 Target Date Retirement Income
  Fund............................................  63,039      8,645         --           8,645
Dimensional 2040 Target Date Retirement Income
  Fund............................................  48,872      8,585         --           8,585
Dimensional 2045 Target Date Retirement Income
  Fund............................................  32,984      5,795         --           5,795
Dimensional 2050 Target Date Retirement Income
  Fund............................................  29,069      5,175         --           5,175
Dimensional 2055 Target Date Retirement Income
  Fund............................................   9,653      1,345         --           1,345
Dimensional 2060 Target Date Retirement Income
  Fund............................................   6,657        721         --             721

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the current and prior fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

   For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                         ------------- ------------ ------------ -------- ---------------
Dimensional 2015 Target Date Retirement
  Income Fund...........................     1.61%         $137          41         --         $333
Dimensional 2020 Target Date Retirement
  Income Fund...........................     1.68%          223          19         --          540
Dimensional 2025 Target Date Retirement
  Income Fund...........................     1.64%          312          28         --          929
Dimensional 2030 Target Date Retirement
  Income Fund...........................     1.68%          341          24         --          849
Dimensional 2035 Target Date Retirement
  Income Fund...........................     1.79%          281          25         --          529
Dimensional 2040 Target Date Retirement
  Income Fund...........................     1.68%          122          28         --          339
Dimensional 2045 Target Date Retirement
  Income Fund...........................     1.79%          145           2         --          157
Dimensional 2050 Target Date Retirement
  Income Fund...........................     1.91%           74           9         --          176
Dimensional 2055 Target Date Retirement
  Income Fund...........................     1.85%          115           4         --          224

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

J. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                   APPROXIMATE
                                                                    PERCENTAGE
                                                      NUMBER OF   OF OUTSTANDING
                                                     SHAREHOLDERS     SHARES
                                                     ------------ --------------
Dimensional 2015 Target Date Retirement Income Fund.      6             84%
Dimensional 2020 Target Date Retirement Income Fund.      8             86%
Dimensional 2025 Target Date Retirement Income Fund.      5             73%
Dimensional 2030 Target Date Retirement Income Fund.      7             81%
Dimensional 2035 Target Date Retirement Income Fund.      7             81%
Dimensional 2040 Target Date Retirement Income Fund.      5             73%
Dimensional 2045 Target Date Retirement Income Fund.      6             82%
Dimensional 2050 Target Date Retirement Income Fund.      7             90%
Dimensional 2055 Target Date Retirement Income Fund.      4             70%
Dimensional 2060 Target Date Retirement Income Fund.      4             80%

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2025 Target Date Retirement Income Fund, Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund and Dimensional 2060 Target Date Retirement Income Fund (ten of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period November 2, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                                                   OTHER
                                        TERM OF                                          PORTFOLIOS WITHIN   DIRECTORSHIPS OF
     NAME, ADDRESS                     OFFICE/1/ AND                                       THE DFA FUND      PUBLIC COMPANIES
          AND                          LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/          HELD DURING
     YEAR OF BIRTH         POSITION     SERVICE                     YEARS                    OVERSEEN          PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED TRUSTEES/DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
George M. Constantinides  Director of  DFAIDG-             Leo Melamed Professor of      126 portfolios in  None
University of Chicago     DFAIDG       Since 1983          Finance, University of        4 investment
Booth School of Business  and DIG      DIG-                Chicago Booth School of       companies
5807 S. Woodlawn          Trustee of   Since 1993          Business (since 1978).
Avenue                    DFAITC       DFAITC-
Chicago, IL 60637         and DEM      Since 1992
1947                                   DEM-
                                       Since 1993
--------------------------------------------------------------------------------------------------------------------------------
Douglas W. Diamond        Director of  DFAIDG-             Merton H. Miller              126 portfolios in  None
University of Chicago     DFAIDG       Since June          Distinguished Service         4 investment
Booth School of Business  and DIG      2017                Professor of Finance,         companies
5807 S. Woodlawn          Trustee of   DIG- Since          University of Chicago
Avenue                    DFAITC       June 2017           Booth School of Business
Chicago, IL 60637         and DEM      DFAITC-             (since 1988). Visiting
1953                                   Since June          Scholar, Federal Reserve
                                       2017                Bank of Richmond (since
                                       DEM-                1990). Formerly, Fischer
                                       Since June          Black Visiting Professor
                                       2017                of Financial Economics,
                                                           Alfred P. Sloan School
                                                           of Management,
                                                           Massachusetts Institute
                                                           of Technology (2015 to
                                                           2016).
--------------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson         Director of  DFAIDG-             Professor in Practice         126 portfolios in  None
Yale School of            DFAIDG       Since 1981          Emeritus of Finance,          4 investment
Management                and DIG      DIG-                Yale School of                companies
P.O. Box 208200           Trustee of   Since 1993          Management (since 1984).
New Haven, CT             DFAITC       DFAITC-             Chairman, CIO and
06520-8200                and DEM      Since 1992          Partner, Zebra Capital
1943                                   DEM-                Management, LLC (hedge
                                       Since 1993          fund and asset manager)
                                                           (since 2001). Formerly,
                                                           Consultant to
                                                           Morningstar, Inc.
                                                           (2006-2016).
--------------------------------------------------------------------------------------------------------------------------------
Edward P. Lazear          Director of  DFAIDG-             Distinguished Visiting        126 portfolios in  None
Stanford University       DFAIDG       Since 2010          Fellow, Becker Friedman       4 investment
Graduate School of        and DIG      DIG-                Institute for Research        companies
Business                  Trustee of   Since 2010          in Economics, University
Knight Management         DFAITC       DFAITC-             of Chicago (since
Center, E346              and DEM      Since 2010          2015). Morris Arnold Cox
Stanford, CA 94305                     DEM-                Senior Fellow, Hoover
1948                                   Since 2010          Institution (since
                                                           2002). Jack Steele
                                                           Parker Professor of
                                                           Human Resources
                                                           Management and
                                                           Economics, Graduate
                                                           School of Business,
                                                           Stanford University
                                                           (since 1995).
                                                           Cornerstone Research
                                                           (expert testimony and
                                                           economic and financial
                                                           analysis) (since 2009).
--------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes          Director of  DFAIDG-             Chief Investment              126 portfolios in  Formerly, Adviser,
c/o Dimensional Fund      DFAIDG       Since 1981          Strategist, Janus             4 investment       Kuapay, Inc.
Advisors LP               and DIG      DIG-                Henderson Investors           companies          (2013-2014).
6300 Bee Cave Road,       Trustee of   Since 1993          (since 2014). Frank E.                           Formerly, Director,
Building One              DFAITC       DFAITC-             Buck Professor of                                American Century
Austin, TX 78746          and DEM      Since 1992          Finance, Emeritus,                               Fund Complex
1941                                   DEM-                Graduate School of                               (registered
                                       Since 1993          Business, Stanford                               investment
                                                           University (since 1981).                         companies) (43
                                                                                                            Portfolios)
                                                                                                            (1980-2014).
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                       OTHER
                           TERM OF                                          PORTFOLIOS WITHIN    DIRECTORSHIPS OF
NAME, ADDRESS             OFFICE/1/ AND                                       THE DFA FUND       PUBLIC COMPANIES
     AND                  LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/           HELD DURING
YEAR OF BIRTH   POSITION   SERVICE                     YEARS                    OVERSEEN           PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Abbie J. Smith  Director  DFAIDG-             Boris and Irene Stern         126 portfolios in  Lead Director,
University of   of        Since 2000          Distinguished Service         4 investment       (beginning May
Chicago Booth   DFAIDG    DIG-                Professor of Accounting,      companies          2014) and Director
School of       and DIG   Since 2000          University of Chicago                            (since 2000), HNI
Business        Trustee   DFAITC-             Booth School of Business                         Corporation
5807 S.         of        Since 2000          (since 1980).                                    (formerly known as
Woodlawn        DFAITC    DEM-                                                                 HON Industries
Avenue          and       Since 2000                                                           Inc.) (office
Chicago, IL     DEM                                                                            furniture); Director,
60637                                                                                          Ryder System Inc.
1953                                                                                           (transportation,
                                                                                               logistics and
                                                                                               supply-chain
                                                                                               management)
                                                                                               (since 2003); and
                                                                                               Trustee, UBS
                                                                                               Funds (3
                                                                                               investment
                                                                                               companies within
                                                                                               the fund complex)
                                                                                               (24 portfolios)
                                                                                               (since 2009).
---------------------------------------------------------------------------------------------------------------------

                                                                                                   OTHER
                                   TERM OF                                 PORTFOLIOS WITHIN  DIRECTORSHIPS OF
   NAME, ADDRESS                  OFFICE/1/ AND                              THE DFA FUND     PUBLIC COMPANIES
       AND                        LENGTH OF        PRINCIPAL OCCUPATION       COMPLEX/2/        HELD DURING
   YEAR OF BIRTH      POSITION     SERVICE         DURING PAST 5 YEARS         OVERSEEN        PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
                                        INTERESTED TRUSTEES/DIRECTORS*
---------------------------------------------------------------------------------------------------------------
David G. Booth       Chairman     DFAIDG-        Chairman,                 126 portfolios in       None
6300 Bee Cave Road,  Director of  Since 1981     Director/Trustee, and     4 investment
Building One         DFAIDG       DIG- Since     formerly, President and   companies
Austin, TX 78746     and DIG      1992           Co-Chief Executive
1946                 Trustee of   DFAITC-        Officer (each until
                     DFAITC       Since 1992     March 2017) of
                     and DEM      DEM-           Dimensional Emerging
                                  Since 1993     Markets Value Fund
                                                 ("DEM"), DFAIDG,
                                                 Dimensional Investment
                                                 Group Inc. ("DIG") and
                                                 The DFA Investment Trust
                                                 Company ("DFAITC").
                                                 Executive Chairman, and
                                                 formerly, President and
                                                 Co-Chief Executive
                                                 Officer (each until
                                                 February 2017) of
                                                 Dimensional Holdings
                                                 Inc., Dimensional Fund
                                                 Advisors LP and DFA
                                                 Securities LLC
                                                 (collectively with DEM,
                                                 DFAIDG, DIG and DFAITC,
                                                 the "DFA Entities").
                                                 Chairman and Director
                                                 (since 2009) and
                                                 formerly Co-Chief
                                                 Executive Officer
                                                 (2010-June 2017) of
                                                 Dimensional Fund
                                                 Advisors Canada ULC.
                                                 Trustee, University of
                                                 Chicago (since 2002).
                                                 Trustee, University of
                                                 Kansas Endowment
                                                 Association (since
                                                 2005). Formerly,
                                                 Director of Dimensional
                                                 Fund Advisors Ltd.
                                                 (2002-July 2017), DFA
                                                 Australia Limited
                                                 (1994-July 2017),
                                                 Dimensional Advisors
                                                 Ltd. (2012-July 2017),
                                                 Dimensional Funds plc
                                                 (2006-July 2017) and
                                                 Dimensional Funds II plc
                                                 (2006-July 2017).
                                                 Formerly, Director and
                                                 President of Dimensional
                                                 Japan Ltd. (2012-April
                                                 2017). Formerly,
                                                 President, Dimensional
                                                 SmartNest (US) LLC
                                                 (2009-2014); and Limited
                                                 Partner, VSC Investors,
                                                 LLC (2007 to 2015).
                                                 Formerly, Chairman,
                                                 Director, President and
                                                 Co-Chief Executive
                                                 Officer of Dimensional
                                                 Cayman Commodity Fund I
                                                 Ltd. (2010-September
                                                 2017).
---------------------------------------------------------------------------------------------------------------

/1/ Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2/ Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                             TERM OF OFFICE/1/
   NAME AND YEAR OF                           AND LENGTH OF
        BIRTH                POSITION            SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Valerie A. Brown        Vice President and     Since 2001       Vice President and Assistant Secretary of all the
1967                    Assistant Secretary                     DFA Entities, DFA Australia Limited, Dimensional
                                                                Fund Advisors Ltd., Dimensional Cayman
                                                                Commodity Fund I Ltd., Dimensional Fund Advisors
                                                                Pte. Ltd. and Dimensional Hong Kong Limited.
                                                                Director, Vice President and Assistant Secretary of
                                                                Dimensional Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------------
David P. Butler         Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities
1964                    Officer                                 (since 2017); Director of Dimensional Holdings Inc.
                                                                (since February 2017), Dimensional Fund Advisors
                                                                Canada ULC (since March 2017), Dimensional
                                                                Japan Ltd. (since April 2017), Dimensional Advisors
                                                                Ltd. (since July 2017), DFA Australia Limited (since
                                                                July 2017) and Dimensional Fund Advisors Ltd.
                                                                (since August 2017); Director and Co-Chief
                                                                Executive Officer of Dimensional Cayman
                                                                Commodity Fund I Ltd. (since September 13, 2017).
                                                                Formerly, Vice President (October 2007 to February
                                                                2017), of all the DFA Entities. Head of Global
                                                                Financial Advisor Services (since October 2007) for
                                                                Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Stephen A. Clark        Executive Vice         Since 2017       Executive Vice President (since March 2017) and
1972                    President                               formerly, Vice President (2004 to March 2017), of all
                                                                the DFA Entities. Director and Vice President (since
                                                                February 2016) of Dimensional Japan Ltd. President
                                                                and Director (since February 2016) of Dimensional
                                                                Fund Advisors Canada ULC. Vice President (since
                                                                April 2008) and Director (since October 2016) of
                                                                DFA Australia Limited. Director (since April 2016) of
                                                                Dimensional Advisors Ltd., Dimensional Fund
                                                                Advisors Pte. Ltd., and Dimensional Hong Kong
                                                                Limited. Vice President (since June 2016) of
                                                                Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                                Institutional Services (since January 2014) for
                                                                Dimensional Fund Advisors LP. Formerly, Vice
                                                                President (December 2010-February 2016) of
                                                                Dimensional Fund Advisors Canada ULC; and Head
                                                                of Institutional, North America (March 2012 to
                                                                December 2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Christopher S. Crossan  Vice President and     Since 2004       Vice President and Global Chief Compliance Officer
1965                    Global Chief                            of all the DFA Entities, DFA Australia Limited and
                        Compliance Officer                      Dimensional Fund Advisors Ltd. Chief Compliance
                                                                Officer and Chief Privacy Officer of Dimensional
                                                                Fund Advisors Canada ULC (since October 2006
                                                                and March 2015, respectively), Chief Compliance
                                                                Officer of Dimensional Fund Advisors Pte. Ltd. (since
                                                                October 2012) and Dimensional Japan Ltd. (since
                                                                February 2017). Formerly, Vice President and Global
                                                                Chief Compliance Officer (October 2010-2014) for
                                                                Dimensional SmartNest (US) LLC.
----------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE/1/
   NAME AND YEAR OF                                    AND LENGTH OF
         BIRTH                  POSITION                  SERVICE               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
(Michael) Sam Gilliland  Executive Vice          Since 2017                 Executive Vice President and Chief Operating
1962                     President                                          Officer of the DFA Fund Complex (since March
                                                                            2017). Executive Vice President (since February
                                                                            2017), Senior Advisor and Chief Operating Officer
                                                                            (since February 2016) of Dimensional Funds
                                                                            Advisors LP, Dimensional Holdings Inc. and
                                                                            Dimensional Investment LLC. Executive Vice
                                                                            President (since February 2017) of DFA Securities
                                                                            LLC. Director of Dimensional Advisors Ltd. (since
                                                                            February 2017), Dimensional Hong Kong Limited
                                                                            (since February 2017) and DFA Australia Limited
                                                                            (since October 2016). Formerly, Consultant for
                                                                            MSG Consulting (August 2013-February 2017), and
                                                                            Chairman and Chief Executive Officer of Sabre
                                                                            Holdings (December 2003-August 2013).
------------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle        Vice President, Chief   Since 2015                 Vice President, Chief Financial Officer, and
1958                     Financial Officer, and                             Treasurer of all the DFA Entities. Chief
                         Treasurer                                          Financial Officer, Treasurer and Vice President
                                                                            of Dimensional Advisors Ltd., Dimensional Fund
                                                                            Advisors Ltd., Dimensional Hong Kong Limited,
                                                                            Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Fund Advisors Canada ULC, Dimensional
                                                                            Fund Advisors Pte. Ltd and DFA Australia Limited.
                                                                            Director (since August 2016) for Dimensional
                                                                            Funds plc and Dimensional Funds II plc. Formerly,
                                                                            interim Chief Financial Officer and interim
                                                                            Treasurer of all the DFA Entities (April
                                                                            2016-September 2016); interim Chief Financial
                                                                            Officer and interim Treasurer (April 2016-July
                                                                            2016) of Dimensional Fund Advisors LP,
                                                                            Dimensional Fund Advisors Ltd., DFA Australia
                                                                            Limited, Dimensional Advisors Ltd., Dimensional
                                                                            Fund Advisors Pte. Ltd, Dimensional Hong Kong
                                                                            Limited, Dimensional Cayman Commodity Fund I
                                                                            Ltd., Dimensional Fund Advisors Canada ULC;
                                                                            Controller (August 2015-September 2016) of all
                                                                            the DFA Entities; Controller (August 2015-July
                                                                            2016) Dimensional Fund Advisors LP; Vice
                                                                            President of T. Rowe Price Group, Inc. and
                                                                            Director of Investment Treasury and Treasurer of
                                                                            the T. Rowe Price Funds (March 2008-July 2015).
------------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon             Vice President and      Vice President since 2004  Vice President and Assistant Secretary (since
1973                     Assistant Secretary     and Assistant Secretary    2004 and March 2017, respectively) of all the DFA
                                                 since 2017                 Entities and Dimensional Cayman Commodity Fund I
                                                                            Ltd.
------------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell        Vice President          Since 2010                 Vice President of all the DFA Entities and
1972                                                                        Dimensional Cayman Commodity Fund I Ltd.
------------------------------------------------------------------------------------------------------------------------------
Catherine L. Newell      President and General   Since 2017                 President and General Counsel (since March 2017),
1964                     Counsel                                            and formerly, Vice President and Secretary (1997
                                                                            and 2000, respectively, to March 2017), of all
                                                                            the DFA Entities. Director, Vice President and
                                                                            Secretary of DFA Australia Limited and
                                                                            Dimensional Fund Advisors Ltd. (since February
                                                                            2002, April 1997, and May 2002, respectively).
                                                                            Vice President and Secretary of Dimensional Fund
                                                                            Advisors Canada ULC (since June 2003),
                                                                            Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Japan Ltd (since February 2012),
                                                                            Dimensional Advisors Ltd. (since March 2012) and
                                                                            Dimensional Fund Advisors Pte. Ltd. (since June
                                                                            2012). Director of Dimensional Funds plc and
                                                                            Dimensional Funds II plc (since 2002 and 2006,
                                                                            respectively). Director of Dimensional Japan
                                                                            Ltd., Dimensional Advisors Ltd., Dimensional Fund
                                                                            Advisors Pte. Ltd. and Dimensional Hong Kong
                                                                            Limited (since August 2012 and July 2012).
                                                                            Formerly, Vice President and Secretary (October
                                                                            2010-November 2014) of Dimensional SmartNest (US)
                                                                            LLC.
------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF OFFICE/1/
 NAME AND YEAR OF                             AND LENGTH OF
      BIRTH              POSITION                SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Selwyn Notelovitz   Vice President and  Since 2013                 Vice President and Deputy Chief Compliance Officer
1961                Deputy Chief                                   of all the DFA Entities. Deputy Chief Compliance
                    Compliance Officer                             Officer (since December 2012) of Dimensional Fund
                                                                   Advisors LP.
------------------------------------------------------------------------------------------------------------------------
Carolyn L. O        Vice President and  Vice President since 2010  Vice President and Secretary (since 2010 and March
1974                Secretary           and Secretary since 2017   2017, respectively) of all the DFA Entities,
                                                                   Dimensional Cayman Commodity Fund I Ltd., and
                                                                   Dimensional Fund Advisors Canada ULC (since April
                                                                   2016).
------------------------------------------------------------------------------------------------------------------------
Gerard K. O'Reilly  Co-Chief Executive  Since 2017                 Co-Chief Executive Officer and Chief Investment
1976                Officer and Chief                              Officer of DFAIDG, DFAITC, DIG and DEM (since
                    Investment Officer                             September, 2017) and Dimensional Holdings Inc.,
                                                                   Dimensional Fund Advisors LP, DFA Securities LLC
                                                                   and Dimensional Fund Advisors Canada ULC (since
                                                                   September, 2017); Chief Investment Officer and
                                                                   Director of DFA Australia Limited (since September,
                                                                   2017 and October 2017, respectively); Director,
                                                                   Co-Chief Executive Officer and Chief Investment
                                                                   Officer of Dimensional Cayman Commodity Fund I
                                                                   Ltd. (since September, 2017); Director of
                                                                   Dimensional Funds plc and Dimensional Fund II plc
                                                                   (since August 2014) and Dimensional Fund Advisors
                                                                   Pte. Ltd. (since June 2017); Co-Chief Investment
                                                                   Officer and Vice President (since February 2016) of
                                                                   Dimensional Japan Ltd. Formerly, Executive Vice
                                                                   President (March 2017-September, 2017), Co-Chief
                                                                   Investment Officer (June 2014-September, 2017)
                                                                   and Vice President (January 2007-March 2017) of
                                                                   DFAIDG, DFAITC, DIG and DEM; Executive Vice
                                                                   President (February 2017-September, 2017),
                                                                   Co-Chief Investment Officer (June 2014-September,
                                                                   2017) and Vice President (January 2007-February
                                                                   2017) of Dimensional Holdings Inc., Dimensional
                                                                   Fund Advisors LP and DFA Securities LLC; Vice
                                                                   President and Co-Chief Investment Officer (April
                                                                   2014-September, 2017) of Dimensional Fund
                                                                   Advisors Canada ULC; Co-Chief Investment Officer
                                                                   of DFA Australia Limited (April 2014-September,
                                                                   2017); Co-Chief Investment Officer of DFA Securities
                                                                   LLC, Dimensional Fund Advisors LP, and
                                                                   Dimensional Holdings LLC (April 2014-September,
                                                                   2017).
------------------------------------------------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                  QUALIFYING
                                                                                      FOR
                              NET                                                  CORPORATE
                          INVESTMENT    SHORT-TERM     LONG-TERM                   DIVIDENDS   QUALIFYING  FOREIGN    FOREIGN
DFA INVESTMENT              INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED     DIVIDEND     TAX       SOURCE
DIMENSIONS GROUP INC.    DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) CREDIT (3) INCOME (4)
------------------------ ------------- ------------- ------------- ------------- ------------- ---------- ---------- ----------
Dimensional 2015 Target
 Date Retirement
 Income Fund............       93%           7%           --            100%          100%        100%        1%         12%
Dimensional 2020 Target
 Date Retirement
 Income Fund............       99%           1%           --            100%          100%        100%        1%         15%
Dimensional 2025 Target
 Date Retirement
 Income Fund............      100%          --            --            100%          100%        100%        1%         21%
Dimensional 2030 Target
 Date Retirement
 Income Fund............      100%          --            --            100%          100%        100%        2%         28%
Dimensional 2035 Target
 Date Retirement
 Income Fund............       99%          --             1%           100%          100%        100%        3%         37%
Dimensional 2040 Target
 Date Retirement
 Income Fund............       99%          --             1%           100%          100%        100%        3%         43%
Dimensional 2045 Target
 Date Retirement
 Income Fund............      100%          --            --            100%          100%        100%        3%         46%
Dimensional 2050 Target
 Date Retirement
 Income Fund............       99%          --             1%           100%          100%        100%        3%         46%
Dimensional 2055 Target
 Date Retirement
 Income Fund............       98%          --             2%           100%          100%        100%        3%         47%
Dimensional 2060 Target
 Date Retirement
 Income Fund............      100%          --            --            100%          100%        100%        3%         47%

                                    QUALIFYING
                                      SHORT-
                         QUALIFYING    TERM
DFA INVESTMENT            INTEREST   CAPITAL
DIMENSIONS GROUP INC.    INCOME (5)  GAIN (6)
------------------------ ---------- ----------
Dimensional 2015 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2020 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2025 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2030 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2035 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2040 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2045 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2050 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2055 Target
 Date Retirement
 Income Fund............    100%       100%
Dimensional 2060 Target
 Date Retirement
 Income Fund............    100%       100%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(4)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(5)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

                                                               DFA103117-053A
 [LOGO]                                                              00202791

[LOGO]

Annual Report

Year Ended: October 31, 2017

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

Dimensional 2005 Target Date Retirement Income Fund

Dimensional 2010 Target Date Retirement Income Fund

[LOGO]

December 2017

Dear Fellow Shareholder,

On behalf of everyone at Dimensional, we thank you for trusting us with your investments. We recognize that the assets we manage for you play an important role in your future. And we are committed to enhancing shareholder value every day through the quality of our implementation.

Dimensional believes that an approach based on sensible and thoroughly vetted investment ideas leads to a consistent set of funds that can help you achieve your investment goals. Over the past 36 years, we have built upon a foundation of sensible investment ideas, which evolved through research and refinement. The goal has always been to find additional ways to enhance our funds while remaining consistent in our approach.

We believe these efforts have indeed helped people meet a wide range of goals and be long-term investors. We appreciate the opportunity to continue serving our shareholders.

Sincerely,

 /s/ David P. Butler                    /s/ Gerard O'Reilly

 David Butler                           Gerard O'Reilly
 Co-Chief Executive Officer             Co-Chief Executive Officer and Chief
                                        Investment Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
      LETTER TO SHAREHOLDERS
      DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.....................    1
         Performance Charts..........................................    2
         Management's Discussion and Analysis........................    3
         Disclosure of Fund Expenses.................................    7
         Disclosure of Portfolio Holdings............................    8
         Schedules of Investments
             Dimensional 2005 Target Date Retirement Income Fund.....    9
             Dimensional 2010 Target Date Retirement Income Fund.....   10
         Statements of Assets and Liabilities........................   11
         Statements of Operations....................................   12
         Statements of Changes in Net Assets.........................   13
         Financial Highlights........................................   14
         Notes to Financial Statements...............................   15
         Report of Independent Registered Public Accounting Firm.....   22
      FUND MANAGEMENT................................................   23
      VOTING PROXIES ON FUND PORTFOLIO SECURITIES....................   30
      NOTICE TO SHAREHOLDERS.........................................   31

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

                    SCHEDULES OF INVESTMENTS
                    ------------------------

                    Investment Footnotes
                    +   See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------
(A)  Computed using average shares outstanding.
(B)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Underlying Funds.
(D)  Non-Annualized
(E)  Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

--------------------------------------------------------------------------------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND VS.
CITI WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS, S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2005            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms           (net div.)
                 -----------------     ----------------------     ------------
11/2/2015              $10,000                  $10,000               $10,000
11/30/2015             $9,960                   $9,997                $9,887
12/31/2015             $9,834                   $9,996                $9,707
1/31/2016              $9,824                   $10,036               $9,090
2/29/2016              $9,894                   $10,051               $9,043
3/31/2016              $10,178                  $10,059               $9,728
4/30/2016              $10,218                  $10,066               $9,885
5/31/2016              $10,178                  $10,067               $9,900
6/30/2016              $10,326                  $10,107               $9,827
7/31/2016              $10,467                  $10,107               $10,267
8/31/2016              $10,436                  $10,103               $10,304
9/30/2016              $10,518                  $10,118               $10,379
10/31/2016             $10,438                  $10,114               $10,181
11/30/2016             $10,336                  $10,097               $10,285
12/31/2016             $10,375                  $10,114               $10,506
1/31/2017              $10,519                  $10,120               $10,793
2/28/2017              $10,611                  $10,135               $11,090
3/31/2017              $10,640                  $10,138               $11,221
4/30/2017              $10,722                  $10,154               $11,401
5/31/2017              $10,763                  $10,167               $11,634     Past performance is not predictive of
6/30/2017              $10,713                  $10,162               $11,705     future performance.
7/31/2017              $10,827                  $10,183               $12,025     The returns shown do not reflect the
8/31/2017              $10,909                  $10,203               $12,068     deduction of taxes that a shareholder
9/30/2017              $10,870                  $10,197               $12,325     would pay on fund distributions or the
10/31/2017             $10,973                  $10,207               $12,577     redemption of fund shares.
                                                                                  Citi fixed income indices copyright 2017
           AVERAGE ANNUAL         ONE            SINCE                            by Citigroup.
           TOTAL RETURN           YEAR         INCEPTION                          Copyright 2017 S&P Dow Jones Indices
           --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                  5.13%          4.77%                            reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND VS.
CITI WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,

S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2017

                                    [CHART]


                                       Citi World Government
                 Dimensional 2010            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms           (net div.)
                 -----------------     ----------------------     ------------
11/2/2015             $10,000                 $10,000               $10,000
11/30/2015             $9,960                  $9,997                $9,887
12/31/2015             $9,813                  $9,996                $9,707
1/31/2016              $9,843                 $10,036                $9,090
2/29/2016              $9,923                 $10,051                $9,043
3/31/2016             $10,255                 $10,059                $9,728
4/30/2016             $10,305                 $10,066                $9,885
5/31/2016             $10,245                 $10,067                $9,900
6/30/2016             $10,434                 $10,107                $9,827
7/31/2016             $10,615                 $10,107               $10,267
8/31/2016             $10,585                 $10,103               $10,304
9/30/2016             $10,672                 $10,118               $10,379
10/31/2016            $10,570                 $10,114               $10,181
11/30/2016            $10,419                 $10,097               $10,285
12/31/2016            $10,460                 $10,114               $10,506
1/31/2017             $10,624                 $10,120               $10,793
2/28/2017             $10,736                 $10,135               $11,090
3/31/2017             $10,757                 $10,138               $11,221
4/30/2017             $10,860                 $10,154               $11,401       Past performance is not predictive of
5/31/2017             $10,901                 $10,167               $11,634       future performance.
6/30/2017             $10,834                 $10,162               $11,705       The returns shown do not reflect the
7/31/2017             $10,958                 $10,183               $12,025       deduction of taxes that a shareholder
8/31/2017             $11,072                 $10,203               $12,068       would pay on fund distributions or the
9/30/2017             $11,008                 $10,197               $12,325       redemption of fund shares.
10/31/2017            $11,132                 $10,207               $12,577       Citi fixed income indices copyright 2017
           AVERAGE ANNUAL         ONE            SINCE                            by Citigroup.
           TOTAL RETURN           YEAR         INCEPTION                          Copyright 2017 S&P Dow Jones Indices
           --------------------------------------------------------------         LLC, a division of S&P Global. All rights
                                  5.31%          5.52%                            reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS


          U.S. EQUITY MARKET REVIEW  12 MONTHS ENDED OCTOBER 31, 2017

   U.S. equities had positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 24.0%. Small-cap stocks outperformed large-cap stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

              Russell 3000(R) Index........................ 23.98%
              Russell Microcap(R) Index (micro-cap stocks). 29.52%
              Russell 2000(R) Index (small-cap stocks)..... 27.85%
              Russell 1000(R) Index (large-cap stocks)..... 23.67%
              Dow Jones U.S. Select REIT Index/SM/.........  3.94%

   Value stocks underperformed growth stocks as measured by the Russell indices. However, when measured by price-to-book ratio, deeper value stocks outperformed other value stocks.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2017
               -------------------------------------------------

         Russell 2000(R) Value Index (small-cap value stocks)... 24.81%
         Russell 2000(R) Growth Index (small-cap growth stocks). 31.00%
         Russell 1000(R) Value Index (large-cap value stocks)... 17.78%
         Russell 1000(R) Growth Index (large-cap growth stocks). 29.71%

----------
Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2017

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
           -                                  ----------------------
           MSCI World ex USA Index...........         22.74%
           MSCI World ex USA Small Cap Index.         25.86%
           MSCI World ex USA Value Index.....         23.05%
           MSCI World ex USA Growth Index....         22.40%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against currencies of most other developed markets. Overall, currency movements had a positive impact on the U.S. dollar denominated returns of developed markets.

                           12 MONTHS ENDED OCTOBER 31, 2017
                            --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................    27.38%            17.80%
                  United Kingdom....................    11.80%            21.60%
                  France............................    25.50%            33.37%
                  Canada............................    11.32%            15.73%
                  Germany...........................    22.29%            29.96%
                  Switzerland.......................    21.26%            20.30%
                  Australia.........................    16.30%            17.18%
                  Hong Kong.........................    18.75%            18.09%
                  Netherlands.......................    25.39%            32.59%
                  Spain.............................    20.43%            27.98%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved

   Emerging markets had positive performance for the period, outperforming both the U.S. and non-U.S. developed markets. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and growth stocks outperformed value stocks.

                       12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         26.45%
         MSCI Emerging Markets Small Cap Index.         20.72%
         MSCI Emerging Markets Value Index.....         20.70%
         MSCI Emerging Markets Growth Index....         32.25%

   For the 12 months ended October 31, 2017, the U.S. dollar depreciated against some emerging markets currencies, but appreciated against others. Overall, currency movements had a positive impact on the US dollar-denominated returns of emerging markets.

                      12 MONTHS ENDED OCTOBER 31, 2017
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    41.71%            41.06%
              Korea........................    37.49%            40.42%
              Taiwan.......................    20.17%            25.74%
              India........................    19.48%            23.20%
              Brazil.......................    13.32%             9.67%
              South Africa.................    16.76%            11.32%
              Russia.......................     9.16%            16.56%
              Mexico.......................     4.11%             2.35%
              Indonesia....................    10.16%             5.98%
              Malaysia.....................     7.08%             6.11%

----------
Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2017, all rights reserved.

   For funds investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a fund and its benchmark index may impact relative performance over the referenced period. The funds price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 pm London time. The funds also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2017, these differences generally benefited the funds' relative performance.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2017

   Interest rates in both U.S. and developed international fixed income markets generally increased across their respective yield curves for the 12 months ended October 31, 2017. In the U.S., the yield curve flattened as yields on shorter-term bonds increased more than yields on longer-term bonds. The Eurozone, U.K., and Japan also saw an increase in bond yields across the curve. While longer-term government bonds underperformed shorter-term government bonds, the same was not true for investment grade corporate bonds and municipal bonds. Credit spreads were positive during the period and generally narrowed. As a result, longer-term bonds outperformed shorter-term bonds across the U.S. municipal, U.S. investment grade credit, and developed international fixed income credit markets. In particular, municipal bonds with maturities of 10 years and longer outperformed shorter maturity bonds. In the U.S. investment grade credit and developed international fixed income credit markets, bonds with maturities of 15 years and longer outperformed shorter maturity bonds. For example, the Bloomberg Barclays U.S. Credit Index Long, which contains U.S. Credit securities with maturities beyond 10 years, returned 5.81%, while the Bloomberg Barclays U.S. Credit Index 1-5 Years returned 1.70% for the period.

   The one-month U.S. Treasury bill yield increased to 0.98% during the period, while the yield on ten-year U.S. Treasury notes increased to 2.38%.

                                       OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
 -                                     ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......       0.17%            0.98%       0.81%
 Ten-Year U.S. Treasury Notes (yield).       1.83%            2.38%       0.55%

                                                      OCTOBER 31, 2016 OCTOBER 31, 2017 CHANGE
                                                      ---------------- ---------------- ------
Bloomberg Barclays US Credit Index 1-5 Years (yield).       1.81%            2.24%       0.43%
Bloomberg Barclays US Credit Index Long (yield)......       4.24%            4.16%      -0.08%

----------
Source: Bloomberg.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the 12 months ended October 31, 2017, the total return was 0.73% for three-month U.S. Treasury bills, -1.54% for five-year U.S. Treasury notes, and -3.83% for 30-year U.S. Treasury bonds.
----------
Source: Bloomberg Barclays US Treasury Bellwethers.

Some of Dimensional's fixed income strategies are based on a variable-maturity strategy that identifies a maturity range with favorable risk-adjusted expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities may be lengthened to position a portfolio to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the portfolios employing a variable maturity approach continued to take term risk, reflecting upward-sloping eligible yield curves.

Some of Dimensional's fixed income strategies are based on a variable-credit approach that varies exposure to credit risk. When credit spreads are narrow, higher-quality securities are believed to offer the more attractive opportunity on a risk-adjusted basis. When credit spreads are wide, additional credit risk may be taken to position a portfolio to seek the higher expected returns associated with increased credit risk. Credit spreads generally narrowed throughout the 12 months ending October 31, 2017. As a result, the portfolios employing a variable-credit approach increased their allocation to higher-quality bonds and held less than market weight in single-A and BBB-rated bonds.

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2005 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA One-Year Fixed Income Portfolio and the DFA Inflation-Protected Securities Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 5.13% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately 6.3 years over the 12 months ended
October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The Fixed Income Underlying Funds' longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 5.13% for the Fund and 5.07% for the S&P STRIDE Glide Path 2005 Index.

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2010 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Portfolio's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2017, the total return was 5.31% for the Fund, 23.53% for the S&P Global Broad Market Index (net dividends), and 0.92% for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the S&P Global Broad Market Index to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries. For the 12 months ended October 31, 2017, the Fund's Equity Underlying Funds collectively outperformed the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark. The Equity Underlying Funds' lesser allocation to real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs underperformed most other sectors for the period. The Equity Underlying Funds' greater emphasis on high-profitability stocks also had a positive impact on the Fund's relative performance, as stocks with the lowest profitability underperformed the benchmark.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to target the duration of investors' retirement consumption liabilities and had an average duration of approximately 8.7 years over the 12 months ended
October 31, 2017, compared to an average duration of approximately 2 years for the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms. These holdings underperformed the Citi World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms for the period. The Fixed Income Underlying Funds' longer duration relative to the benchmark was the primary driver of underperformance during a period in which interest rates rose.

   For the 12 months ended October 31, 2017, the total return was 5.31% for the Fund and 5.43% for the S&P STRIDE Glide Path 2010 Index.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (UNAUDITED)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            SIX MONTHS ENDED OCTOBER 31, 2017
 EXPENSE TABLES

                                                       BEGINNING  ENDING              EXPENSES
                                                        ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                         VALUE    VALUE     EXPENSE    DURING
                                                       05/01/17  10/31/17    RATIO*   PERIOD*
                                                       --------- --------- ---------- --------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,023.40    0.19%    $0.97
Hypothetical 5% Annual Return......................... $1,000.00 $1,024.25    0.19%    $0.97

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND**
-----------------------------------------------------
Actual Fund Return.................................... $1,000.00 $1,025.10    0.20%    $1.02
Hypothetical 5% Annual Return......................... $1,000.00 $1,024.20    0.20%    $1.02

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Fund's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2017. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

                                                     AFFILIATED INVESTMENT COMPANIES
                                                     -------------------------------
Dimensional 2005 Target Date Retirement Income Fund.              100.0%
Dimensional 2010 Target Date Retirement Income Fund.              100.0%

              DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                               SHARES    VALUE+
                                                               ------- ----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc......................... 216,726 $2,555,194
Investment in DFA One-Year Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc.........................  80,490    828,242
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc............................  14,614    293,019
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.........................  13,312    293,004
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.........................   8,119    190,953
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................   6,705     95,413
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.........................   4,168     93,283
                                                                       ----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $4,108,901)........................................         $4,349,108
                                                                       ==========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -------------------------------------
                                       LEVEL 1      LEVEL 2 LEVEL 3   TOTAL
                                      ----------    ------- ------- ----------
     Affiliated Investment Companies. $4,349,108      --      --    $4,349,108
                                      ----------      --      --    ----------
     TOTAL........................... $4,349,108      --      --    $4,349,108
                                      ==========      ==      ==    ==========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2017

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc................................ 890,850 $10,503,122
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................  51,910   1,142,548
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc...................................  56,887   1,140,591
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................  31,761     747,023
Investment in DFA LTIP Portfolio of
  DFA Investment Dimensions Group Inc................................  54,078     503,470
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  26,324     374,587
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  16,217     362,944
                                                                              -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $13,849,853)..............................................          14,774,285
                                                                              -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.960%
  (Cost $7,086)......................................................   7,086       7,086
                                                                              -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $13,856,939)..............................................         $14,781,371
                                                                              ===========

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $14,774,285    --      --    $14,774,285
    Temporary Cash Investments......       7,086    --      --          7,086
                                     -----------    --      --    -----------
    TOTAL........................... $14,781,371    --      --    $14,781,371
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2017
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                        DIMENSIONAL  DIMENSIONAL
                                                                                        2005 TARGET  2010 TARGET
                                                                                           DATE         DATE
                                                                                        RETIREMENT   RETIREMENT
                                                                                        INCOME FUND  INCOME FUND
                                                                                        ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at Value................................ $      4,349 $     14,774
Temporary Cash Investments at Value & Cost.............................................           --            7
Receivables:
Prepaid Expenses and Other Assets......................................................           12           13
                                                                                        ------------ ------------
     Total Assets......................................................................        4,361       14,794
                                                                                        ------------ ------------
LIABILITIES:
Payables:
  Due to Custodian.....................................................................            2           --
  Due to Advisor.......................................................................            3            7
Accrued Expenses and Other Liabilities.................................................            3            5
                                                                                        ------------ ------------
     Total Liabilities.................................................................            8           12
                                                                                        ------------ ------------
NET ASSETS............................................................................. $      4,353 $     14,782
                                                                                        ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $4,353 and $14,782 and shares
 outstanding of 410,280 and 1,374,341, respectively.................................... $      10.61 $      10.76
                                                                                        ============ ============
NUMBER OF SHARES AUTHORIZED............................................................  800,000,000  800,000,000
                                                                                        ============ ============
Investments in Affiliated Investment Companies at Cost................................. $      4,109 $     13,850
                                                                                        ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $      4,100 $     13,831
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).            3            8
Accumulated Net Realized Gain (Loss)...................................................           10           19
Net Unrealized Appreciation (Depreciation).............................................          240          924
                                                                                        ------------ ------------
NET ASSETS............................................................................. $      4,353 $     14,782
                                                                                        ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2017
                            (AMOUNTS IN THOUSANDS)

                                                                                     DIMENSIONAL DIMENSIONAL
                                                                                     2005 TARGET 2010 TARGET
                                                                                        DATE        DATE
                                                                                     RETIREMENT  RETIREMENT
                                                                                     INCOME FUND INCOME FUND
                                                                                     ----------- -----------
INVESTMENT INCOME
  Income Distributions Received from Affiliated Investment Companies................    $ 64        $232
                                                                                        ----        ----
     Total Investment Income........................................................      64         232
                                                                                        ----        ----
EXPENSES
  Investment Management Fees........................................................       1           3
  Accounting & Transfer Agent Fees..................................................       3           3
  Custodian Fees....................................................................      --           1
  Filing Fees.......................................................................      17          19
  Shareholders' Reports.............................................................       2           6
  Other.............................................................................       2           4
                                                                                        ----        ----
     Total Expenses.................................................................      25          36
                                                                                        ----        ----
  Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
   Advisor (Note C).................................................................     (23)        (29)
                                                                                        ----        ----
  Net Expenses......................................................................       2           7
                                                                                        ----        ----
  NET INVESTMENT INCOME (LOSS)......................................................      62         225
                                                                                        ----        ----
REALIZED AND UNREALIZED GAIN (LOSS)
  Capital Gain Distributions Received from Affiliated Investment Companies..........       7          24
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares Sold.....................................       3           1
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares..........................................     102         379
                                                                                        ----        ----
  NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................     112         404
                                                                                        ----        ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................    $174        $629
                                                                                        ====        ====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           (AMOUNTS IN THOUSANDS)(A)

                                                                               DIMENSIONAL       DIMENSIONAL
                                                                               2005 TARGET       2010 TARGET
                                                                                  DATE              DATE
                                                                               RETIREMENT        RETIREMENT
                                                                               INCOME FUND       INCOME FUND
                                                                            ----------------  ----------------
                                                                                      PERIOD            PERIOD
                                                                                     NOV. 2,           NOV. 2,
                                                                              YEAR   2015(A)    YEAR   2015(A)
                                                                             ENDED      TO     ENDED      TO
                                                                            OCT. 31, OCT. 31, OCT. 31, OCT. 31,
                                                                              2017     2016     2017     2016
                                                                            -------- -------- -------- --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss).............................................  $   62   $   32  $   225   $  103
  Capital Gain Distributions Received from Affiliated Investment Companies.       7       --       24        1
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares Sold............................       3       11        1        9
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares.................................     102      138      379      545
                                                                             ------   ------  -------   ------
     Net Increase (Decrease) in Net Assets Resulting from Operations.......     174      181      629      658
                                                                             ------   ------  -------   ------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.............................................     (61)     (30)    (222)     (99)
  Net Short-Term Gains:
    Institutional Class Shares.............................................     (11)      --      (14)      --
  Net Long-Term Gains:
    Institutional Class Shares.............................................      --       --       (1)      --
                                                                             ------   ------  -------   ------
     Total Distributions...................................................     (72)     (30)    (237)     (99)
                                                                             ------   ------  -------   ------
Capital Share Transactions (1):
  Shares Issued............................................................   1,777    3,586    6,806    8,843
  Shares Issued in Lieu of Cash Distributions..............................      73       30      237       99
  Shares Redeemed..........................................................    (497)    (869)  (1,635)    (519)
                                                                             ------   ------  -------   ------
     Net Increase (Decrease) from Capital Share Transactions...............   1,353    2,747    5,408    8,423
                                                                             ------   ------  -------   ------
     Total Increase (Decrease) in Net Assets...............................   1,455    2,898    5,800    8,982
NET ASSETS
  Beginning of Year........................................................   2,898       --    8,982       --
                                                                             ------   ------  -------   ------
  End of Year..............................................................  $4,353   $2,898  $14,782   $8,982
                                                                             ======   ======  =======   ======
(1) SHARES ISSUED AND REDEEMED:
  Shares Issued............................................................     169      362      646      902
  Shares Issued in Lieu of Cash Distributions..............................       7        3       23       10
  Shares Redeemed..........................................................     (47)     (84)    (156)     (51)
                                                                             ------   ------  -------   ------
     Net Increase (Decrease) from Shares Issued and Redeemed...............     129      281      513      861
                                                                             ======   ======  =======   ======
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME)........................................................  $    3   $    2  $     8   $    4


                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                 DIMENSIONAL
                                                                                              2005 TARGET DATE
                                                                                                 RETIREMENT
                                                                                                 INCOME FUND
                                                                                           ----------------
                                                                                                       PERIOD
                                                                                                      NOV. 2,
                                                                                             YEAR     2015(A)
                                                                                            ENDED        TO
                                                                                           OCT. 31,   OCT. 31,
                                                                                             2017       2016
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......................................................  $10.32   $10.00
                                                                                            ------   ------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).........................................................    0.19     0.15
 Net Gains (Losses) on Securities (Realized and Unrealized)...............................    0.33     0.29
                                                                                            ------   ------
   Total from Investment Operations.......................................................    0.52     0.44
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....................................................................   (0.19)   (0.12)
 Net Realized Gains.......................................................................   (0.04)      --
                                                                                            ------   ------
   Total Distributions....................................................................   (0.23)   (0.12)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................................................  $10.61   $10.32
=========================================================================================  ======== ========
Total Return..............................................................................    5.13%    4.38%(D)
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).....................................................  $4,353   $2,898
Ratio of Expenses to Average Net Assets (C)...............................................    0.19%    0.21%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by Advisor) (C)..................................    0.87%    2.04%(B)(E)
Ratio of Net Investment Income to Average Net Assets......................................    1.79%    1.45%(B)(E)
-------------------------------------------------------------------------------------------------------------------

                                                                                                 DIMENSIONAL
                                                                                              2010 TARGET DATE
                                                                                                 RETIREMENT
                                                                                                 INCOME FUND
                                                                                           ----------------
                                                                                                       PERIOD
                                                                                            YEAR      NOV. 2,
                                                                                            ENDED     2015(A)
                                                                                            OCT.         TO
                                                                                             31,      OCT. 31,
                                                                                            2017        2016
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................................................... $ 10.44   $10.00
                                                                                           -------   ------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).........................................................    0.20     0.15
 Net Gains (Losses) on Securities (Realized and Unrealized)...............................    0.35     0.42
                                                                                           -------   ------
   Total from Investment Operations.......................................................    0.55     0.57
------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....................................................................   (0.21)   (0.13)
 Net Realized Gains.......................................................................   (0.02)      --
                                                                                           -------   ------
   Total Distributions....................................................................   (0.23)   (0.13)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................................................ $ 10.76   $10.44
=========================================================================================  =======  ========
Total Return..............................................................................    5.31%    5.70%(D)
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..................................................... $14,782   $8,982
Ratio of Expenses to Average Net Assets (C)...............................................    0.20%    0.21%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by Advisor) (C)..................................    0.45%    0.89%(B)(E)
Ratio of Net Investment Income to Average Net Assets......................................    1.93%    1.49%(B)(E)
------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred operational portfolios, two of which, the Dimensional 2005 Target Date Retirement Income Fund and Dimensional 2010 Target Date Retirement Income Fund (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by primarily investing in other series of IDG and Dimensional Investment Group Inc. ("DIG")
(collectively, the "Underlying Funds"). At October 31, 2017, the following Portfolios owned outstanding shares of the following Underlying Funds as detailed below:

                                                                                                    PERCENTAGE
                                                                                                     OWNERSHIP
FUND OF FUNDS                                   UNDERLYING FUNDS                                    AT 10/31/17
-------------                                   ----------------                                    -----------
Dimensional 2005 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                      --*
                                                U.S. Core Equity 1 Portfolio (IDG)                      --*
                                                Large Cap International Portfolio (IDG)                 --*
                                                International Core Equity Portfolio (IDG)               --*
                                                Emerging Markets Core Equity Portfolio (IDG)            --*
                                                DFA One-Year Fixed Income Portfolio (IDG)               --*
                                                DFA Inflation-Protected Securities Portfolio (IDG)      --*

Dimensional 2010 Target Date Retirement Income
  Fund                                          U.S. Large Company Portfolio (DIG)                      --*
                                                U.S. Core Equity 1 Portfolio (IDG)                      --*
                                                Large Cap International Portfolio (IDG)                 --*
                                                International Core Equity Portfolio (IDG)               --*
                                                Emerging Markets Core Equity Portfolio (IDG)            --*
                                                DFA LTIP Portfolio (IDG)                                --*
                                                DFA Inflation-Protected Securities Portfolio (IDG)      --*

* Amounts designated as -- are less than 1%.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolios are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies.

   A Summary of the inputs used to value each Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the year ended October 31, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the
"Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2017, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Portfolio.

   For the year ended October 31, 2017, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

           Dimensional 2005 Target Date Retirement Income Fund. 0.03%
           Dimensional 2010 Target Date Retirement Income Fund. 0.03%

   Pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement") for each Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement for each Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. Previously waived fees/expenses assumed subject to future recovery by the Advisor and the net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2017, are reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                   NET
                                                                              WAIVED FEES/
                                                             PREVIOUSLY     EXPENSES ASSUMED
                                             RECOVERY       WAIVED FEES/       (RECOVERED
                               EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED     PREVIOUSLY
                              LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE   WAIVED FEES/
INSTITUTIONAL CLASS SHARES      AMOUNT   EXPENSES ASSUMED     RECOVERY      EXPENSES ASSUMED)
--------------------------    ---------- ---------------- ----------------- -----------------
Dimensional 2005 Target Date
  Retirement Income Fund.....    0.06%          --               $64               $23
Dimensional 2010 Target Date
  Retirement Income Fund.....    0.06%          --                76                29

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2017, the total related amounts paid by the Fund to the CCO were $303 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   At October 31, 2017, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

            Dimensional 2005 Target Date Retirement Income Fund. --*
            Dimensional 2010 Target Date Retirement Income Fund. --*

* Amounts are less than $500.

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2017, the Portfolios' transactions related to Affiliated Investment Companies were as follows (amounts in thousands):

                                                                                                        DIVIDEND
                                                    NET REALIZED                                         INCOME   CAPITAL GAIN
                                                    GAIN/(LOSS)    CHANGE IN                              FROM    DISTRIBUTIONS
                                                    ON SALES OF   UNREALIZED                           AFFILIATED     FROM
                    BALANCE AT PURCHASES  PROCEEDS   AFFILIATED  APPRECIATION/ BALANCE AT SHARES AS OF INVESTMENT  AFFILIATED
                     10/31/16   AT COST  FROM SALES  INVESTMENT  DEPRECIATION   10/31/17    10/31/17   COMPANIES   INVESTMENT
-                   ---------- --------- ---------- ------------ ------------- ---------- ------------ ---------- -------------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND
DFA Inflation-
 Protected
 Securities
 Portfolio.........   $1,812    $  977     $  188       $(4)         $ (42)     $ 2,555        217        $ 41         $ 4
DFA One-Year
 Fixed Income
 Portfolio.........      413       475         59        --             (1)         828         80           6           1
U.S. Large
 Company
 Portfolio.........      204       102         57         2             42          293         15           5           1
U.S. Core Equity 1
 Portfolio.........      204       105         64         3             45          293         13           4           1
Large Cap
 International
 Portfolio.........      132        66         36         1             28          191          8           4          --
International Core
 Equity
 Portfolio.........       66        32         18         1             15           96          7           2          --
Emerging Markets
 Core Equity
 Portfolio.........       62        32         16        --             15           93          4           2          --
                      ------    ------     ------       ---          -----      -------      -----        ----         ---
TOTAL                 $2,893    $1,789     $  438       $ 3          $ 102      $ 4,349        344        $ 64         $ 7

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND
DFA Inflation-
 Protected
 Securities
 Portfolio.........   $6,335    $4,932     $  605       $(8)         $(151)     $10,503        891        $158         $16
U.S. Core Equity 1
 Portfolio.........      684       460        175         2            171        1,142         52          15           4
U.S. Large
 Company
 Portfolio.........      684       449        153         2            159        1,141         57          19           4
Large Cap
 International
 Portfolio.........      443       296         99         1            106          747         32          15          --
DFA LTIP
 Portfolio.........      403       306        189         3            (20)         503         54          12          --
International Core
 Equity
 Portfolio.........      223       144         52         1             59          375         26           7          --
Emerging Markets
 Core Equity
 Portfolio.........      199       148         39        --             55          363         16           6          --
                      ------    ------     ------       ---          -----      -------      -----        ----         ---
TOTAL                 $8,971    $6,735     $1,312       $ 1          $ 379      $14,774      1,128        $232         $24

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90 day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                        INCREASE       INCREASE
                                                                       (DECREASE)     (DECREASE)
                                                        INCREASE     UNDISTRIBUTED   ACCUMULATED
                                                       (DECREASE)    NET INVESTMENT  NET REALIZED
                                                     PAID-IN CAPITAL     INCOME     GAINS (LOSSES)
                                                     --------------- -------------- --------------
Dimensional 2005 Target Date Retirement Income Fund.       --*             --*            --*
Dimensional 2010 Target Date Retirement Income Fund.       --             $ 1            $(1)

* Amounts are less than $500.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2016 and October 31, 2017 were as follows (amounts in thousands):

                                                          NET INVESTMENT
                                                            INCOME AND
                                                            SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                          CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                          -------------- ------------- ---------- -----
Dimensional 2005 Target Date Retirement Income Fund 2016       $ 30            --          --     $ 30
2017.....................................................        73            --          --       73
Dimensional 2010 Target Date Retirement Income Fund 2016         99            --          --       99
2017.....................................................       235           $ 1          --      236

   At October 31,2017, the Portfolios did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   At October 31, 2017, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                              UNDISTRIBUTED                                               TOTAL NET
                              NET INVESTMENT                                            DISTRIBUTABLE
                                INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                              CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                              -------------- ------------- ------------- -------------- -------------
Dimensional 2005 Target Date
  Retirement Income Fund.....      $ 6            $12           --            $236          $254
Dimensional 2010 Target Date
  Retirement Income Fund.....       18             26           --             907           951

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2017, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   At October 31, 2017, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                             NET
                                                                                          UNREALIZED
                                                     FEDERAL   UNREALIZED   UNREALIZED   APPRECIATION
                                                     TAX COST APPRECIATION DEPRECIATION (DEPRECIATION)
                                                     -------- ------------ ------------ --------------
Dimensional 2005 Target Date Retirement Income Fund. $ 4,114      $236         $(1)          $235
Dimensional 2010 Target Date Retirement Income Fund.  13,875       907          --            907

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the current and prior fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 29, 2017, with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 28, 2018.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 6, 2017. A line of credit with similar terms was in effect through January 6, 2017. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 5, 2018.

For the year ended October 31, 2017, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                            AVERAGE    AVERAGE LOAN     DAYS     EXPENSE  BORROWED DURING
                                         INTEREST RATE   BALANCE    OUTSTANDING* INCURRED   THE PERIOD
                                         ------------- ------------ ------------ -------- ---------------
Dimensional 2005 Target Date Retirement
  Income Fund...........................     1.91%         $43           8          --         $316

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2017, that the Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of October 31, 2017.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not utilize the interfund lending program during the year ended October 31, 2017.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017, and the financial statements have been modified accordingly, as applicable.

J. OTHER:

   At October 31, 2017, the following number of shareholders held the following approximate percentages of the stated Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                   APPROXIMATE
                                                                    PERCENTAGE
                                                      NUMBER OF   OF OUTSTANDING
                                                     SHAREHOLDERS     SHARES
                                                     ------------ --------------
Dimensional 2005 Target Date Retirement Income Fund.      7             94%
Dimensional 2010 Target Date Retirement Income Fund.      6             80%

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional 2005 Target Date Retirement Income Fund and Dimensional 2010 Target Date Retirement Income Fund (two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period November 2, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2017.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

Each Board's Strategy Committee is composed of Douglas W. Diamond, Edward P. Lazear, and Myron S. Scholes. Each member of the Strategy Committee is a disinterested Trustee/Director. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund,
(ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios' investment strategies,
(iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2017.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

                                                                                         PORTFOLIOS           OTHER
                                          TERM OF                                        WITHIN THE      DIRECTORSHIPS OF
     NAME, ADDRESS                     OFFICE/1/ AND                                      DFA FUND       PUBLIC COMPANIES
          AND                            LENGTH OF          PRINCIPAL OCCUPATION         COMPLEX/2/        HELD DURING
     YEAR OF BIRTH         POSITION       SERVICE           DURING PAST 5 YEARS           OVERSEEN        PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED TRUSTEES/DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
George M. Constantinides  Director of  DFAIDG-Since    Leo Melamed Professor of        126 portfolios   None
University of Chicago     DFAIDG and   1983            Finance, University of          in 4 investment
Booth School of Business  DIG          DIG-Since 1993  Chicago Booth School of         companies
5807 S. Woodlawn          Trustee of   DFAITC-Since    Business (since 1978).
Avenue                    DFAITC and   1992
Chicago, IL 60637         DEM          DEM-Since
1947                                   1993
---------------------------------------------------------------------------------------------------------------------------
Douglas W. Diamond        Director of  DFAIDG-Since    Merton H. Miller                126 portfolios   None
University of Chicago     DFAIDG and   June 2017       Distinguished Service           in 4 investment
Booth School of Business  DIG          DIG-Since June  Professor of Finance,           companies
5807 S. Woodlawn          Trustee of   2017            University of Chicago Booth
Avenue                    DFAITC and   DFAITC-Since    School of Business (since
Chicago, IL 60637         DEM          June 2017       1988). Visiting Scholar,
1953                                   DEM-Since       Federal Reserve Bank of
                                       June 2017       Richmond (since
                                                       1990). Formerly, Fischer
                                                       Black Visiting Professor of
                                                       Financial Economics, Alfred
                                                       P. Sloan School of
                                                       Management, Massachusetts
                                                       Institute of Technology (2015
                                                       to 2016).
---------------------------------------------------------------------------------------------------------------------------
Roger G. Ibbotson         Director of  DFAIDG-Since    Professor in Practice           126 portfolios   None
Yale School of            DFAIDG and   1981            Emeritus of Finance, Yale       in 4 investment
Management                DIG          DIG-Since 1993  School of Management            companies
P.O. Box 208200           Trustee of   DFAITC-Since    (since 1984). Chairman, CIO
New Haven, CT             DFAITC and   1992            and Partner, Zebra Capital
06520-8200                DEM          DEM-Since       Management, LLC (hedge
1943                                   1993            fund and asset manager)
                                                       (since 2001). Formerly,
                                                       Consultant to Morningstar,
                                                       Inc. (2006-2016).
---------------------------------------------------------------------------------------------------------------------------
Edward P. Lazear          Director of  DFAIDG-Since    Distinguished Visiting Fellow,  126 portfolios   None
Stanford University       DFAIDG and   2010            Becker Friedman Institute for   in 4 investment
Graduate School of        DIG          DIG-Since 2010  Research in Economics,          companies
Business                  Trustee of   DFAITC-Since    University of Chicago (since
Knight Management         DFAITC and   2010            2015). Morris Arnold Cox
Center, E346              DEM          DEM-Since       Senior Fellow, Hoover
Stanford, CA 94305                     2010            Institution (since 2002). Jack
1948                                                   Steele Parker Professor of
                                                       Human Resources
                                                       Management and
                                                       Economics, Graduate School
                                                       of Business, Stanford
                                                       University (since 1995).
                                                       Cornerstone Research
                                                       (expert testimony and
                                                       economic and financial
                                                       analysis) (since 2009).
---------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes          Director of  DFAIDG-Since    Chief Investment Strategist,    126 portfolios   Formerly, Adviser,
c/o Dimensional Fund      DFAIDG and   1981            Janus Henderson Investors       in 4 investment  Kuapay, Inc.
Advisors LP               DIG          DIG-Since 1993  (since 2014). Frank E. Buck     companies        (2013-
6300 Bee Cave Road,       Trustee of   DFAITC-Since    Professor of Finance,                            2014). Formerly,
Building One              DFAITC and   1992            Emeritus, Graduate School of                     Director, American
Austin, TX 78746          DEM          DEM-Since       Business, Stanford University                    Century Fund
1941                                   1993            (since 1981).                                    Complex
                                                                                                        (registered
                                                                                                        investment
                                                                                                        companies) (43
                                                                                                        Portfolios) (1980-
                                                                                                        2014).
---------------------------------------------------------------------------------------------------------------------------

                                                                                        PORTFOLIOS          OTHER
                                          TERM OF                                       WITHIN THE    DIRECTORSHIPS OF
     NAME, ADDRESS                     OFFICE/1/ AND                                    DFA FUND      PUBLIC COMPANIES
          AND                            LENGTH OF          PRINCIPAL OCCUPATION        COMPLEX/2/       HELD DURING
     YEAR OF BIRTH         POSITION       SERVICE            DURING PAST 5 YEARS        OVERSEEN        PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Abbie J. Smith            Director of  DFAIDG-Since    Boris and Irene Stern            126         Lead Director,
University of Chicago     DFAIDG and   2000            Distinguished Service Professor  portfolios  (beginning May
Booth School of Business  DIG          DIG-Since 2000  of Accounting, University of     in 4        2014) and Director
5807 S. Woodlawn          Trustee of   DFAITC-Since    Chicago Booth School of          investment  (since 2000), HNI
Avenue                    DFAITC and   2000            Business (since 1980).           companies   Corporation
Chicago, IL 60637         DEM          DEM-Since                                                    (formerly known as
1953                                   2000                                                         HON Industries
                                                                                                    Inc.) (office
                                                                                                    furniture); Director,
                                                                                                    Ryder System Inc.
                                                                                                    (transportation,
                                                                                                    logistics and
                                                                                                    supply-chain
                                                                                                    management)
                                                                                                    (since 2003); and
                                                                                                    Trustee, UBS
                                                                                                    Funds (3
                                                                                                    investment
                                                                                                    companies within
                                                                                                    the fund complex)
                                                                                                    (24 portfolios)
                                                                                                    (since 2009).
--------------------------------------------------------------------------------------------------------------------------

                                                                                     PORTFOLIOS       OTHER
                                     TERM OF                                         WITHIN THE  DIRECTORSHIPS OF
   NAME, ADDRESS                  OFFICE/1/ AND                                      DFA FUND    PUBLIC COMPANIES
       AND                          LENGTH OF           PRINCIPAL OCCUPATION         COMPLEX/2/    HELD DURING
   YEAR OF BIRTH      POSITION       SERVICE             DURING PAST 5 YEARS         OVERSEEN     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
                                         INTERESTED TRUSTEES/DIRECTORS*
------------------------------------------------------------------------------------------------------------------
David G. Booth       Chairman     DFAIDG-Since    Chairman, Director/Trustee, and    126              None
6300 Bee Cave Road,  Director of  1981            formerly, President and Co-Chief   portfolios
Building One         DFAIDG and   DIG-Since 1992  Executive Officer (each until      in 4
Austin, TX 78746     DIG          DFAITC-Since    March 2017) of Dimensional         investment
1946                 Trustee of   1992            Emerging Markets Value Fund        companies
                     DFAITC and   DEM-Since       ("DEM"), DFAIDG, Dimensional
                     DEM          1993            Investment Group Inc. ("DIG")
                                                  and The DFA Investment Trust
                                                  Company ("DFAITC"). Executive
                                                  Chairman, and formerly,
                                                  President and Co-Chief
                                                  Executive Officer (each until
                                                  February 2017) of Dimensional
                                                  Holdings Inc., Dimensional Fund
                                                  Advisors LP and DFA Securities
                                                  LLC (collectively with DEM,
                                                  DFAIDG, DIG and DFAITC, the
                                                  "DFA Entities"). Chairman and
                                                  Director (since 2009) and
                                                  formerly Co-Chief Executive
                                                  Officer (2010-June 2017) of
                                                  Dimensional Fund Advisors
                                                  Canada ULC. Trustee, University
                                                  of Chicago (since 2002). Trustee,
                                                  University of Kansas Endowment
                                                  Association (since 2005).
                                                  Formerly, Director of Dimensional
                                                  Fund Advisors Ltd. (2002-July
                                                  2017), DFA Australia Limited
                                                  (1994- July 2017), Dimensional
                                                  Advisors Ltd. (2012-July 2017),
                                                  Dimensional Funds plc (2006-
                                                  July 2017) and Dimensional
                                                  Funds II plc (2006-July 2017).
                                                  Formerly, Director and President
                                                  of Dimensional Japan Ltd. (2012-
                                                  April 2017). Formerly, President,
                                                  Dimensional SmartNest (US) LLC
                                                  (2009-2014); and Limited Partner,
                                                  VSC Investors, LLC (2007 to
                                                  2015). Formerly, Chairman,
                                                  Director, President and Co-Chief
                                                  Executive Officer of Dimensional
                                                  Cayman Commodity Fund I Ltd.
                                                  (2010-September 2017).
------------------------------------------------------------------------------------------------------------------

/1 /Each Director holds office for an indefinite term until his or her successor is elected and qualified.

/2 /Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

* The Interested Trustee/Director is described as such because he is deemed to be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, due to his position with the Advisor.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                             TERM OF OFFICE/1/
                                               AND LENGTH
NAME AND YEAR OF BIRTH       POSITION          OF SERVICE             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Valerie A. Brown        Vice President and     Since 2001       Vice President and Assistant Secretary of all the
1967                    Assistant Secretary                     DFA Entities, DFA Australia Limited, Dimensional
                                                                Fund Advisors Ltd., Dimensional Cayman
                                                                Commodity Fund I Ltd., Dimensional Fund Advisors
                                                                Pte. Ltd. and Dimensional Hong Kong Limited.
                                                                Director, Vice President and Assistant Secretary of
                                                                Dimensional Fund Advisors Canada ULC.
----------------------------------------------------------------------------------------------------------------------
David P. Butler         Co-Chief Executive     Since 2017       Co-Chief Executive Officer of all the DFA entities
1964                    Officer                                 (since 2017); Director of Dimensional Holdings Inc.
                                                                (since February 2017), Dimensional Fund Advisors
                                                                Canada ULC (since March 2017), Dimensional
                                                                Japan Ltd. (since April 2017), Dimensional Advisors
                                                                Ltd. (since July 2017), DFA Australia Limited (since
                                                                July 2017) and Dimensional Fund Advisors Ltd.
                                                                (since August 2017); Director and Co-Chief
                                                                Executive Officer of Dimensional Cayman
                                                                Commodity Fund I Ltd. (since September 13, 2017).
                                                                Formerly, Vice President (October 2007 to February
                                                                2017), of all the DFA Entities. Head of Global
                                                                Financial Advisor Services (since October 2007) for
                                                                Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Stephen A. Clark        Executive Vice         Since 2017       Executive Vice President (since March 2017) and
1972                    President                               formerly, Vice President (2004 to March 2017), of all
                                                                the DFA Entities. Director and Vice President (since
                                                                February 2016) of Dimensional Japan Ltd. President
                                                                and Director (since February 2016) of Dimensional
                                                                Fund Advisors Canada ULC. Vice President (since
                                                                April 2008) and Director (since October 2016) of
                                                                DFA Australia Limited. Director (since April 2016) of
                                                                Dimensional Advisors Ltd., Dimensional Fund
                                                                Advisors Pte. Ltd., and Dimensional Hong Kong
                                                                Limited. Vice President (since June 2016) of
                                                                Dimensional Fund Advisors Pte. Ltd. Head of Global
                                                                Institutional Services (since January 2014) for
                                                                Dimensional Fund Advisors LP. Formerly, Vice
                                                                President (December 2010 - February 2016) of
                                                                Dimensional Fund Advisors Canada ULC; and Head
                                                                of Institutional, North America (March 2012 to
                                                                December 2013) for Dimensional Fund Advisors LP.
----------------------------------------------------------------------------------------------------------------------
Christopher S. Crossan  Vice President and     Since 2004       Vice President and Global Chief Compliance Officer
1965                    Global Chief                            of all the DFA Entities, DFA Australia Limited and
                        Compliance Officer                      Dimensional Fund Advisors Ltd. Chief Compliance
                                                                Officer and Chief Privacy Officer of Dimensional
                                                                Fund Advisors Canada ULC (since October 2006
                                                                and March 2015, respectively), Chief Compliance
                                                                Officer of Dimensional Fund Advisors Pte. Ltd. (since
                                                                October 2012) and Dimensional Japan Ltd. (since
                                                                February 2017). Formerly, Vice President and Global
                                                                Chief Compliance Officer (October 2010 - 2014) for
                                                                Dimensional SmartNest (US) LLC.
----------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE/1/
                                                        AND LENGTH
NAME AND YEAR OF BIRTH          POSITION                OF SERVICE              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
(Michael) Sam Gilliland  Executive Vice          Since 2017                 Executive Vice President and Chief Operating
1962                     President                                          Officer of the DFA Fund Complex (since March
                                                                            2017). Executive Vice President (since February
                                                                            2017), Senior Advisor and Chief Operating Officer
                                                                            (since February 2016) of Dimensional Funds
                                                                            Advisors LP, Dimensional Holdings Inc. and
                                                                            Dimensional Investment LLC. Executive Vice
                                                                            President (since February 2017) of DFA Securities
                                                                            LLC. Director of Dimensional Advisors Ltd. (since
                                                                            February 2017), Dimensional Hong Kong Limited
                                                                            (since February 2017) and DFA Australia Limited
                                                                            (since October 2016). Formerly, Consultant for
                                                                            MSG Consulting (August 2013 - February 2017), and
                                                                            Chairman and Chief Executive Officer of Sabre
                                                                            Holdings (December 2003 - August 2013).
------------------------------------------------------------------------------------------------------------------------------
Gregory K. Hinkle        Vice President, Chief   Since 2015                 Vice President, Chief Financial Officer, and
1958                     Financial Officer, and                             Treasurer of all the DFA Entities. Chief
                         Treasurer                                          Financial Officer, Treasurer and Vice President
                                                                            of Dimensional Advisors Ltd., Dimensional Fund
                                                                            Advisors Ltd., Dimensional Hong Kong Limited,
                                                                            Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Fund Advisors Canada ULC, Dimensional
                                                                            Fund Advisors Pte. Ltd and DFA Australia Limited.
                                                                            Director (since August 2016) for Dimensional
                                                                            Funds plc and Dimensional Funds II plc. Formerly,
                                                                            interim Chief Financial Officer and interim
                                                                            Treasurer of all the DFA Entities (April 2016 -
                                                                            September 2016); interim Chief Financial Officer
                                                                            and interim Treasurer (April 2016 - July 2016) of
                                                                            Dimensional Fund Advisors LP, Dimensional Fund
                                                                            Advisors Ltd., DFA Australia Limited, Dimensional
                                                                            Advisors Ltd., Dimensional Fund Advisors Pte.
                                                                            Ltd, Dimensional Hong Kong Limited, Dimensional
                                                                            Cayman Commodity Fund I Ltd., Dimensional Fund
                                                                            Advisors Canada ULC; Controller (August 2015 -
                                                                            September 2016) of all the DFA Entities;
                                                                            Controller (August 2015 - July 2016) Dimensional
                                                                            Fund Advisors LP; Vice President of T. Rowe Price
                                                                            Group, Inc. and Director of Investment Treasury
                                                                            and Treasurer of the T. Rowe Price Funds (March
                                                                            2008 - July 2015).
------------------------------------------------------------------------------------------------------------------------------
Jeff J. Jeon             Vice President and      Vice President since 2004  Vice President and Assistant Secretary (since
1973                     Assistant Secretary     and Assistant Secretary    2004 and March 2017, respectively) of all the DFA
                                                 since 2017                 Entities and Dimensional Cayman Commodity Fund I
                                                                            Ltd.
------------------------------------------------------------------------------------------------------------------------------
Kenneth M. Manell        Vice President          Since 2010                 Vice President of all the DFA Entities and
1972                                                                        Dimensional Cayman Commodity Fund I Ltd.
------------------------------------------------------------------------------------------------------------------------------
Catherine L. Newell      President and General   Since 2017                 President and General Counsel (since March 2017),
1964                     Counsel                                            and formerly, Vice President and Secretary (1997
                                                                            and 2000, respectively, to March 2017), of all
                                                                            the DFA Entities. Director, Vice President and
                                                                            Secretary of DFA Australia Limited and
                                                                            Dimensional Fund Advisors Ltd. (since February
                                                                            2002, April 1997, and May 2002, respectively).
                                                                            Vice President and Secretary of Dimensional Fund
                                                                            Advisors Canada ULC (since June 2003),
                                                                            Dimensional Cayman Commodity Fund I Ltd.,
                                                                            Dimensional Japan Ltd (since February 2012),
                                                                            Dimensional Advisors Ltd. (since March 2012) and
                                                                            Dimensional Fund Advisors Pte. Ltd. (since June
                                                                            2012). Director of Dimensional Funds plc and
                                                                            Dimensional Funds II plc (since 2002 and 2006,
                                                                            respectively). Director of Dimensional Japan
                                                                            Ltd., Dimensional Advisors Ltd., Dimensional Fund
                                                                            Advisors Pte. Ltd. and Dimensional Hong Kong
                                                                            Limited (since August 2012 and July 2012).
                                                                            Formerly, Vice President and Secretary (October
                                                                            2010 - November 2014) of Dimensional SmartNest
                                                                            (US) LLC.
------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF OFFICE/1/
                                                   AND LENGTH
NAME AND YEAR OF BIRTH       POSITION              OF SERVICE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
 Selwyn Notelovitz      Vice President and  Since 2013                 Vice President and Deputy Chief Compliance Officer
 1961                   Deputy Chief                                   of all the DFA Entities. Deputy Chief Compliance
                        Compliance Officer                             Officer (since December 2012) of Dimensional Fund
                                                                       Advisors LP.
----------------------------------------------------------------------------------------------------------------------------
 Carolyn L. O           Vice President and  Vice President since 2010  Vice President and Secretary (since 2010 and March
 1974                   Secretary           and Secretary since 2017   2017, respectively) of all the DFA Entities,
                                                                       Dimensional Cayman Commodity Fund I Ltd., and
                                                                       Dimensional Fund Advisors Canada ULC (since April
                                                                       2016).
----------------------------------------------------------------------------------------------------------------------------
 Gerard K. O'Reilly     Co-Chief Executive  Since 2017                 Co-Chief Executive Officer and Chief Investment
 1976                   Officer and Chief                              Officer of DFAIDG, DFAITC, DIG and DEM (since
                        Investment Officer                             September, 2017) and Dimensional Holdings Inc.,
                                                                       Dimensional Fund Advisors LP, DFA Securities LLC
                                                                       and Dimensional Fund Advisors Canada ULC (since
                                                                       September, 2017); Chief Investment Officer and
                                                                       Director of DFA Australia Limited (since September,
                                                                       2017 and October 2017, respectively); Director,
                                                                       Co-Chief Executive Officer and Chief Investment
                                                                       Officer of Dimensional Cayman Commodity Fund I
                                                                       Ltd. (since September, 2017); Director of
                                                                       Dimensional Funds plc and Dimensional Fund II plc
                                                                       (since August 2014) and Dimensional Fund Advisors
                                                                       Pte. Ltd. (since June 2017); Co-Chief Investment
                                                                       Officer and Vice President (since February 2016) of
                                                                       Dimensional Japan Ltd. Formerly, Executive Vice
                                                                       President (March 2017-September, 2017), Co-Chief
                                                                       Investment Officer (June 2014-September, 2017)
                                                                       and Vice President (January 2007-March 2017) of
                                                                       DFAIDG, DFAITC, DIG and DEM; Executive Vice
                                                                       President (February 2017-September, 2017),
                                                                       Co-Chief Investment Officer (June 2014-September,
                                                                       2017) and Vice President (January 2007-February
                                                                       2017) of Dimensional Holdings Inc., Dimensional
                                                                       Fund Advisors LP and DFA Securities LLC; Vice
                                                                       President and Co-Chief Investment Officer (April
                                                                       2014-September, 2017) of Dimensional Fund
                                                                       Advisors Canada ULC; Co-Chief Investment Officer
                                                                       of DFA Australia Limited (April 2014-September,
                                                                       2017); Co-Chief Investment Officer of DFA Securities
                                                                       LLC, Dimensional Fund Advisors LP, and
                                                                       Dimensional Holdings LLC (April 2014-September,
                                                                       2017).
----------------------------------------------------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

   For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2016 to October 31, 2017, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                                                                                                              QUALIFYING
                                                                                                                 FOR
                                                          NET                                                 CORPORATE
                                                      INVESTMENT    SHORT-TERM     LONG-TERM                  DIVIDENDS
                                                        INCOME     CAPITAL GAIN  CAPITAL GAIN      TOTAL       RECEIVED
DFA INVESTMENT DIMENSIONS GROUP INC.                 DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION(1)
------------------------------------                 ------------- ------------- ------------- ------------- ------------
Dimensional 2005 Target Date Retirement Income Fund.      84%           16%            --           100%         100%
Dimensional 2010 Target Date Retirement Income Fund.      93%            6%            1%           100%         100%

                                                                                               QUALIFYING
                                                                                                 SHORT-
                                                     QUALIFYING  FOREIGN   FOREIGN  QUALIFYING    TERM
                                                      DIVIDEND     TAX     SOURCE    INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                 INCOME(2)  CREDIT(3) INCOME(4) INCOME(5)   GAIN(6)
------------------------------------                 ---------- --------- --------- ---------- ----------
Dimensional 2005 Target Date Retirement Income Fund.    100%        1%       12%       100%       100%
Dimensional 2010 Target Date Retirement Income Fund.    100%        1%       12%       100%       100%

----------
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.

(4)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.

(5)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

                                                               DFA103117-054A
 [LOGO]                                                              00202790

ITEM 2. CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the "Report"), a code of ethics that applies to the Registrant's Co-Principal Executive Officers and Principal Financial Officer (the "Code of Business Ethics"). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's Audit Committee and has designated
Ms. Smith as the "audit committee financial expert." Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith's education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a)Audit Fees

          Fiscal Year Ended October 31, 2017: $1,978,000
          Fiscal Year Ended October 31, 2016: $1,859,693

    (b)Audit-Related Fees

          Fees for Registrant  Fiscal Year Ended October 31, 2017: $163,463
                               Fiscal Year Ended October 31, 2016: $155,966

   For fiscal years ended October 31, 2017 and October 31, 2016, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant's semi-annual financial statements.

       Audit-Related Fees required to be approved pursuant to paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X

                               Fiscal Year Ended October 31, 2017: $191,500
                               Fiscal Year Ended October 31, 2016: $187,500

   For the fiscal years ended October 31, 2017 and October 31, 2016, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant's investment adviser.

    (c)Tax Fees

          Fees for Registrant  Fiscal Year Ended October 31, 2017: $464,173
                               Fiscal Year Ended October 31, 2016: $437,822

   Tax Fees included, for the fiscal years ended October 31, 2017 and October 31, 2016, fees for tax services in connection with the Registrant's excise tax calculations, review of the Registrant's applicable tax returns and review of the Registrant's tax equalization calculations.

   There were no Tax Fees required to be approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

    (d)All Other Fees

          Fees for Registrant  Fiscal Year Ended October 31, 2017: $0
                               Fiscal Year Ended October 31, 2016: $0

   There were no "All Other Fees" required to be approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

   (e)(1) Audit Committee's Pre-Approval Policies and Procedures

                     Pre-Approval Policies and Procedures
                               as adopted by the
                               Audit Committees
                                      of
                     DFA Investment Dimensions Group Inc.
                    Dimensional Emerging Markets Value Fund
                       Dimensional Investment Group Inc.
                       The DFA Investment Trust Company
                            (together, the "Funds")

   The Sarbanes-Oxley Act of 2002 (the "Act") and the rules (the "Rules") adopted by the U.S. Securities and Exchange Commission (the "SEC") require that the Funds' Audit Committees (together, the "Committee") pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the "Auditor"). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP ("Dimensional"), the Funds' investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the "Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

   The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

   These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

       A.     General

       1. The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

       2. The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds' operations and financial reporting.

       B.     Pre-Approval of Audit Services to the Funds

       1. The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds' financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

       2. The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

       3. Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not "interested persons" of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the "Independent Directors").

       C. Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates--by Types of Services

       1. The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

       2. Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

       3. The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

       4. The Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

       5. A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

       D. Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates--Project-by-Project Basis

       1. The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

       2. Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

       3. The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Committee's behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds' management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

       4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

              (a)pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

              (b)refer such matter to the full Committee for its consideration and action.

              In considering any requested non-audit services or proposed material change in such services, the Designated Member's authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

       5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

       E.     Amendment; Annual Review

       1.     The Committee may amend these procedures from time to time.

       2.     These procedures shall be reviewed annually by the Committee.

       F.     Recordkeeping

       1. The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

       2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

       3. A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

       (e)(2) The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant's Audit Committee but not pursuant to paragraph
              (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

       (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2017 that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was not greater than 50%.
                                            ---

       (g)    Aggregate Non-Audit Fees

                 Fiscal Year Ended October 31, 2017: $2,178,540
                 Fiscal Year Ended October 31, 2016: $1,995,741

       (h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6. INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
INVESTMENTS IS PROVIDED                             REGISTRANT
------------------------------------   -------------------------------------
Enhanced U.S. Large Company Portfolio  Series of Registrant
U.S. Large Cap Equity Portfolio        Series of Registrant
U.S. Targeted Value Portfolio          Series of Registrant
U.S. Small Cap Value Portfolio         Series of Registrant
U.S. Core Equity 1 Portfolio           Series of Registrant

NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
INVESTMENTS IS PROVIDED                             REGISTRANT
------------------------------------   -------------------------------------
U.S. Core Equity 2 Portfolio           Series of Registrant
U.S. Vector Equity Portfolio           Series of Registrant
U.S. Small Cap Portfolio               Series of Registrant
U.S. Micro Cap Portfolio               Series of Registrant
DFA Real Estate Securities Portfolio   Series of Registrant
Large Cap International Portfolio      Series of Registrant
International Core Equity Portfolio    Series of Registrant
DFA International Real Estate          Series of Registrant
Securities Portfolio
DFA Global Real Estate Securities      Series of Registrant
Portfolio
DFA International Small Cap Value      Series of Registrant
Portfolio
International Vector Equity Portfolio  Series of Registrant
World ex U.S. Targeted Value Portfolio Series of Registrant
World ex U.S. Core Equity Portfolio    Series of Registrant
Emerging Markets Core Equity Portfolio Series of Registrant
U.S. High Relative Profitability       Series of the Registrant
Portfolio
International High Relative            Series of the Registrant
Profitability Portfolio
The U.S. Large Cap Value Series        Master fund for U.S. Large Cap Value
                                       Portfolio
The DFA International Value Series     Master fund for LWAS/DFA
                                       International High Book to Market
                                       Portfolio
The Japanese Small Company Series      Master fund for Japanese Small
                                       Company Portfolio
The Asia Pacific Small Company Series  Master fund for Asia Pacific Small
                                       Company Portfolio
The United Kingdom Small Company       Master fund for United Kingdom Small
Series                                 Company Portfolio
The Continental Small Company Series   Master fund for Continental Small
                                       Company Portfolio

NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
INVESTMENTS IS PROVIDED                             REGISTRANT
------------------------------------   -------------------------------------
The Emerging Markets Series            Master fund for Emerging Markets
                                       Portfolio
The Emerging Markets Small Cap Series  Master fund for Emerging Markets
                                       Small Cap Portfolio
Dimensional Emerging Markets Value     Master fund for Emerging Markets
Fund                                   Value Portfolio
U.S. Social Core Equity 2 Portfolio    Series of Registrant
U.S. Sustainability Core 1 Portfolio   Series of Registrant
International Sustainability Core 1    Series of Registrant
Portfolio
International Social Core Equity       Series of Registrant
Portfolio
Emerging Markets Social Core Equity    Series of Registrant
Portfolio
Tax-Managed U.S. Equity Portfolio      Series of Registrant
Tax-Managed U.S. Targeted Value        Series of Registrant
Portfolio
Tax-Managed U.S. Small Cap Portfolio   Series of Registrant
T.A. U.S. Core Equity 2 Portfolio      Series of Registrant
Tax-Managed DFA International Value    Series of Registrant
Portfolio
T.A. World ex U.S. Core Equity         Series of Registrant
Portfolio
The Tax-Managed U.S. Marketwide Value  Master fund for Tax-Managed U.S.
Series                                 Marketwide Value Portfolio
CSTG&E U.S. Social Core Equity 2       Series of Registrant
Portfolio
CSTG&E International Social Core       Series of Registrant
Equity Portfolio
VA U.S. Targeted Value Portfolio       Series of Registrant
VA U.S. Large Value Portfolio          Series of Registrant
VA International Value Portfolio       Series of Registrant
VA International Small Portfolio       Series of Registrant
U.S. Large Cap Growth Portfolio        Series of Registrant

NAME OF ENTITY FOR WHICH SCHEDULE OF       RELATIONSHIP TO SERIES OF THE
INVESTMENTS IS PROVIDED                             REGISTRANT
------------------------------------   -------------------------------------
U.S. Small Cap Growth Portfolio        Series of Registrant
International Large Cap Growth         Series of Registrant
Portfolio
International Small Cap Growth         Series of Registrant
Portfolio

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
BONDS -- (79.6%)
AUSTRALIA -- (7.5%)
ANZ New Zealand International Ltd.
   2.600%, 09/23/19                                          2,200  $ 2,222,192
Australia & New Zealand Banking Group, Ltd.
   5.100%, 01/13/20                                            400      425,801
Commonwealth Bank of Australia
## 1.375%, 09/06/18                                          3,995    3,984,854
   5.000%, 10/15/19                                          3,000    3,164,435
## 2.050%, 09/18/20                                          1,800    1,792,072
National Australia Bank, Ltd.
   2.125%, 05/22/20                                          2,941    2,940,994
Westpac Banking Corp.
   2.250%, 07/30/18                                          3,000    3,014,965
   1.950%, 11/23/18                                          1,111    1,113,361
   2.250%, 01/17/19                                          3,200    3,215,254
   2.150%, 03/06/20                                            500      501,003
   2.300%, 05/26/20                                          1,500    1,508,177
                                                                    -----------
TOTAL AUSTRALIA                                                      23,883,108
                                                                    -----------
AUSTRIA -- (2.2%)
Oesterreichische Kontrollbank AG
   1.125%, 04/26/19                                          2,000    1,980,351
   1.750%, 01/24/20                                          5,000    4,989,016
                                                                    -----------
TOTAL AUSTRIA                                                         6,969,367
                                                                    -----------
BELGIUM -- (0.4%)
Anheuser-Busch InBev Worldwide, Inc.
   5.375%, 01/15/20                                          1,123    1,204,656
                                                                    -----------
CANADA -- (14.1%)
Alberta, Province of Canada
   2.000%, 06/01/19                                     CAD  1,000      781,009
   1.900%, 12/06/19                                          4,600    4,591,164
Bank of Montreal
   2.100%, 12/12/19                                            680      681,758
Canada Housing Trust No 1
## 2.000%, 12/15/19                                     CAD  4,000    3,129,618
## 1.200%, 06/15/20                                     CAD  1,000      766,669
CPPIB Capital, Inc.
   1.400%, 06/04/20                                     CAD  6,200    4,769,016
Ontario, Province of Canada
   2.000%, 09/27/18                                          2,200    2,206,283
   4.400%, 06/02/19                                     CAD  1,000      809,984
Province of Ontario Canada
   4.400%, 04/14/20                                          5,000    5,281,339
Quebec, Province of Canada
   4.500%, 12/01/19                                     CAD  2,500    2,052,186
Royal Bank of Canada
   2.000%, 12/10/18                                          2,599    2,605,414

                                                             FACE
                                                            AMOUNT^
                                                             (000)    VALUE+
                                                            ------- -----------
CANADA -- (Continued)
   2.770%, 12/11/18                                     CAD  2,100  $ 1,646,696
   2.150%, 03/15/19                                          1,985    1,995,666
   2.980%, 05/07/19                                     CAD  2,000    1,578,327
Saskatchewan, Province of Canada
   3.900%, 07/28/20                                     CAD  6,300    5,167,992
Toronto-Dominion Bank (The)
   1.450%, 09/06/18                                          1,000      998,043
   1.950%, 01/22/19                                          2,400    2,404,598
   1.900%, 10/24/19                                          1,200    1,198,775
   2.563%, 06/24/20                                     CAD  3,000    2,362,887
                                                                    -----------
TOTAL CANADA                                                         45,027,424
                                                                    -----------
DENMARK -- (1.7%)
Kommunekredit
   1.250%, 08/27/18                                          5,300    5,282,669
                                                                    -----------
FINLAND -- (0.9%)
Municipality Finance P.L.C.
## 1.250%, 09/10/18                                          1,000      996,534
   1.250%, 09/10/18                                          2,000    1,993,068
                                                                    -----------
TOTAL FINLAND                                                         2,989,602
                                                                    -----------
FRANCE -- (0.2%)
Caisse des Depots et Consignations
   1.500%, 11/13/18                                            600      597,972
                                                                    -----------
GERMANY -- (3.3%)
Daimler Finance North America LLC
## 2.250%, 03/02/20                                          1,500    1,503,624
Erste Abwicklungsanstalt
   1.375%, 10/30/19                                            600      592,020
FMS Wertmanagement AoeR
   1.000%, 08/16/19                                            500      493,240
   1.750%, 01/24/20                                          1,000      998,293
Kreditanstalt fuer Wiederaufbau
   1.500%, 02/06/19                                          1,000      997,680
   1.500%, 09/09/19                                          1,000      995,160
Landwirtschaftliche Rentenbank
   1.750%, 04/15/19                                          2,000    2,001,420
State of North Rhine-Westphalia
   1.625%, 01/22/20                                          1,000      993,495
Volkswagen Group of America Finance LLC
   2.450%, 11/20/19                                          2,000    2,008,761
                                                                    -----------
TOTAL GERMANY                                                        10,583,693
                                                                    -----------
IRELAND -- (1.2%)
Allergan Funding SCS
   3.000%, 03/12/20                                          1,200    1,218,071

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                            FACE
                                                           AMOUNT^
                                                            (000)     VALUE+
                                                          --------- -----------
IRELAND -- (Continued)
Medtronic, Inc.
   2.500%, 03/15/20                                           2,500 $ 2,533,894
                                                                    -----------
TOTAL IRELAND                                                         3,751,965
                                                                    -----------
JAPAN -- (4.3%)
American Honda Finance Corp.
   2.150%, 03/13/20                                           1,500   1,504,862
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
## 2.300%, 03/05/20                                           1,400   1,402,354
Beam Suntory, Inc.
   1.750%, 06/15/18                                           1,000     997,744
Development Bank of Japan, Inc.
   1.625%, 09/25/19                                           2,000   1,982,380
Toyota Credit Canada, Inc.
   2.800%, 11/21/18                                       CAD 3,000   2,350,841
   2.250%, 05/23/19                                       CAD 1,900   1,483,270
   1.800%, 02/19/20                                       CAD 2,000   1,545,198
Toyota Motor Credit Corp.
   1.550%, 10/18/19                                           2,500   2,486,139
                                                                    -----------
TOTAL JAPAN                                                          13,752,788
                                                                    -----------
NETHERLANDS -- (7.2%)
Bank Nederlandse Gemeenten NV
## 1.000%, 09/20/18                                           5,000   4,971,500
   1.375%, 01/28/19                                             500     497,867
   1.875%, 06/11/19                                           2,954   2,958,416
   1.750%, 03/24/20                                           1,000     996,712
Cooperatieve Rabobank UA
   2.250%, 01/14/19                                           4,144   4,165,363
Mylan, Inc.
   2.550%, 03/28/19                                           1,500   1,506,927
Nederlandse Waterschapsbank NV
## 1.500%, 01/23/19                                           2,000   1,994,360
   1.625%, 03/04/20                                           2,000   1,986,200
Shell International Finance BV
   2.000%, 11/15/18                                             800     802,903
   1.375%, 09/12/19                                           3,000   2,976,990
                                                                    -----------
TOTAL NETHERLANDS                                                    22,857,238
                                                                    -----------
NORWAY -- (2.2%)
Kommunalbanken A.S.
   1.750%, 05/28/19                                             500     499,797
   1.500%, 10/22/19                                             900     894,060
Statoil ASA
   1.950%, 11/08/18                                           1,000   1,002,302
   2.250%, 11/08/19                                           4,461   4,490,062
                                                                    -----------
TOTAL NORWAY                                                          6,886,221
                                                                    -----------

                                                              FACE
                                                             AMOUNT^
                                                              (000)    VALUE+
                                                             ------- ----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (1.2%)
Council Of Europe Development Bank
   1.625%, 03/10/20                                           3,000  $2,983,652
Inter-American Development Bank
   1.125%, 09/12/19                                           1,000     989,060
                                                                     ----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS                          3,972,712
                                                                     ----------
SWEDEN -- (0.8%)
Kommuninvest I Sverige AB
   1.125%, 10/09/18                                             700     696,667
   2.000%, 11/12/19                                           2,000   2,006,586
                                                                     ----------
TOTAL SWEDEN                                                          2,703,253
                                                                     ----------
SWITZERLAND -- (0.3%)
Credit Suisse AG
   2.300%, 05/28/19                                           1,000   1,005,258
                                                                     ----------
UNITED KINGDOM -- (1.5%)
BAE Systems Holdings, Inc.
## 6.375%, 06/01/19                                             480     511,180
BP Capital Markets P.L.C.
   2.315%, 02/13/20                                           2,550   2,570,236
HSBC USA, Inc.
   2.375%, 11/13/19                                           1,000   1,007,342
Network Rail Infrastructure Finance P.L.C.
   1.750%, 01/24/19                                             667     666,605
                                                                     ----------
TOTAL UNITED KINGDOM                                                  4,755,363
                                                                     ----------
UNITED STATES -- (30.6%)
American Express Credit Corp.
   2.250%, 08/15/19                                           1,500   1,508,317
   1.700%, 10/30/19                                             500     497,547
Amgen, Inc.
   2.200%, 05/11/20                                           1,000   1,001,982
Apple, Inc.
   1.100%, 08/02/19                                           3,000   2,969,949
   1.500%, 09/12/19                                           1,000     996,701
   1.800%, 05/11/20                                           2,000   1,995,611
AT&T, Inc.
   2.450%, 06/30/20                                           1,500   1,513,944
Bank of America Corp.
   5.650%, 05/01/18                                           1,500   1,528,864
   2.250%, 04/21/20                                           1,035   1,035,649
Bank of New York Mellon Corp. (The)
   2.150%, 02/24/20                                           2,000   2,007,484
Becton Dickinson and Co.
   2.675%, 12/15/19                                           2,100   2,121,250

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT^
                                                              (000)    VALUE+
                                                             ------- ----------
UNITED STATES -- (Continued)
Boston Scientific Corp.
   6.000%, 01/15/20                                           1,300  $1,403,314
Bristol-Myers Squibb Co.
   1.600%, 02/27/19                                           2,500   2,494,951
Capital One NA/Mclean
   2.350%, 01/31/20                                           1,500   1,502,424
Caterpillar Financial Services Corp.
   1.350%, 05/18/19                                           1,000     992,164
Chevron Corp.
   1.686%, 02/28/19                                           1,610   1,609,485
   2.193%, 11/15/19                                           3,500   3,526,471
   1.961%, 03/03/20                                           2,000   2,004,550
Cisco Systems, Inc.
   1.650%, 06/15/18                                           1,800   1,802,419
   1.600%, 02/28/19                                           1,743   1,740,534
   4.450%, 01/15/20                                             747     788,069
Citibank NA
   2.100%, 06/12/20                                           1,000     999,196
Citigroup, Inc.
   2.500%, 09/26/18                                           1,000   1,005,793
Citizens Bank NA
   2.450%, 12/04/19                                           2,200   2,213,324
CVS Health Corp.
   2.800%, 07/20/20                                           1,500   1,517,514
Dominion Energy, Inc.
   2.500%, 12/01/19                                           2,000   2,013,467
Dr. Pepper Snapple Group, Inc.
   2.600%, 01/15/19                                           1,184   1,191,502
Eastman Chemical Co.
   2.700%, 01/15/20                                           2,000   2,022,724
Energy Transfer L.P.
   2.500%, 06/15/18                                           1,000   1,003,888
Enterprise Products Operating LLC
   5.250%, 01/31/20                                           2,000   2,131,948
Exelon Generation Co. LLC
   2.950%, 01/15/20                                           2,000   2,030,641
Express Scripts Holding Co.
   2.250%, 06/15/19                                           2,000   2,005,875
Ford Motor Credit Co. LLC
   2.551%, 10/05/18                                           1,500   1,509,037
   1.897%, 08/12/19                                             425     423,123
   2.681%, 01/09/20                                           1,000   1,008,585
General Electric Co.
   2.200%, 01/09/20                                           1,000   1,004,918
General Motors Financial Co., Inc.
   3.150%, 01/15/20                                           1,600   1,629,191
Goldman Sachs Group, Inc. (The)
   6.000%, 06/15/20                                           1,000   1,093,269
Harley-Davidson Financial Services, Inc.
## 2.150%, 02/26/20                                           1,000     994,419

                                                              FACE
                                                             AMOUNT^
                                                              (000)    VALUE+
                                                             ------- ----------
UNITED STATES -- (Continued)
Humana, Inc.
   2.625%, 10/01/19                                           2,000  $2,022,634
JM Smucker Co. (The)
   2.500%, 03/15/20                                           1,061   1,069,132
John Deere Capital Corp.
   1.250%, 10/09/19                                           1,500   1,481,752
JPMorgan Chase & Co.
   2.250%, 01/23/20                                           1,000   1,004,699
Kraft Heinz Foods Co.
   5.375%, 02/10/20                                           1,500   1,604,771
Manufacturers & Traders Trust Co.
   2.100%, 02/06/20                                             400     400,470
Markel Corp.
   7.125%, 09/30/19                                             527     572,365
Marriott International, Inc.
   6.750%, 05/15/18                                             845     867,321
Mattel, Inc.
   2.350%, 05/06/19                                           1,000     982,360
Microsoft Corp.
   1.850%, 02/06/20                                           3,000   3,001,244
Morgan Stanley
   2.375%, 07/23/19                                           2,000   2,008,253
Nasdaq, Inc.
   5.550%, 01/15/20                                           1,300   1,392,474
Newell Brands, Inc.
   2.150%, 10/15/18                                           1,400   1,404,000
Nuveen Finance LLC
## 2.950%, 11/01/19                                           1,000   1,015,362
Pfizer, Inc.
   2.100%, 05/15/19                                           3,000   3,017,097
Quest Diagnostics, Inc.
   4.750%, 01/30/20                                           1,131   1,192,233
Reynolds American, Inc.
   2.300%, 06/12/18                                           1,000   1,003,010
Ryder System, Inc.
   2.450%, 09/03/19                                           2,000   2,014,220
Scripps Networks Interactive, Inc.
   2.750%, 11/15/19                                           2,000   2,018,514
Southern Co. (The)
   1.550%, 07/01/18                                             400     399,613
Textron, Inc.
   7.250%, 10/01/19                                           1,500   1,639,208
Time Warner, Inc.
   4.875%, 03/15/20                                           2,000   2,120,025
Total System Services, Inc.
   2.375%, 06/01/18                                             700     701,772
Tyson Foods, Inc.
   2.650%, 08/15/19                                           2,000   2,020,207

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                            FACE
                                                           AMOUNT^
                                                            (000)     VALUE+
                                                           ------- ------------
UNITED STATES -- (Continued)
Zimmer Biomet Holdings, Inc.
   2.700%, 04/01/20                                         2,000  $  2,016,760
                                                                   ------------
TOTAL UNITED STATES                                                  97,809,589
                                                                   ------------
TOTAL BONDS                                                         254,032,878
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- (19.5%)
U.S. Treasury Notes
   0.875%, 09/15/19                                         3,600     3,552,328
   1.000%, 09/30/19                                         2,000     1,977,734
#  1.125%, 03/31/20                                        22,700    22,408,270
   1.500%, 05/15/20                                         3,500     3,483,457

                                                            FACE
                                                           AMOUNT^
                                                            (000)     VALUE+
                                                           ------- ------------
   1.375%, 05/31/20                                          2,500 $  2,480,078
   1.625%, 06/30/20                                         28,500   28,436,543
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS                                      62,338,410
                                                                   ------------
TOTAL INVESTMENT SECURITIES                                         316,371,288
                                                                   ------------

                                                           SHARES
                                                           -------
SECURITIES LENDING COLLATERAL -- (0.9%)
(S)@ DFA Short Term Investment Fund                        261,629    3,027,311
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $320,452,313)                                                $319,398,599
                                                                   ============

At October 31, 2017, Enhanced U.S. Large Company Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements:

                                                                 UNREALIZED
                                                                  FOREIGN
                                                                  EXCHANGE
                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED CURRENCY SOLD    COUNTERPARTY       DATE    (DEPRECIATION)
------------------ -------------- ----------------- ---------- --------------
 USD 36,929,390    CAD 29,525,577 Barclays Capital   11/20/17     $895,808
                                                                  --------
                                             TOTAL
                                         APPRECIATION             $895,808
                                                                  ========

At October 31, 2017, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    2,516    12/15/17  $309,103,790 $323,645,660  $14,541,870
                                             ------------ ------------  -----------
TOTAL FUTURES CONTRACTS                      $309,103,790 $323,645,660  $14,541,870
                                             ============ ============  ===========

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                            ---------------------------------------------
                                              LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                            ----------- ------------ ------- ------------
Bonds
   Australia                                         -- $ 23,883,108   --    $ 23,883,108
   Austria                                           --    6,969,367   --       6,969,367
   Belgium                                           --    1,204,656   --       1,204,656
   Canada                                            --   45,027,424   --      45,027,424
   Denmark                                           --    5,282,669   --       5,282,669
   Finland                                           --    2,989,602   --       2,989,602
   France                                            --      597,972   --         597,972
   Germany                                           --   10,583,693   --      10,583,693
   Ireland                                           --    3,751,965   --       3,751,965
   Japan                                             --   13,752,788   --      13,752,788
   Netherlands                                       --   22,857,238   --      22,857,238
   Norway                                            --    6,886,221   --       6,886,221
   Supranational Organization Obligations            --    3,972,712   --       3,972,712
   Sweden                                            --    2,703,253   --       2,703,253
   Switzerland                                       --    1,005,258   --       1,005,258
   United Kingdom                                    --    4,755,363   --       4,755,363
   United States                                     --   97,809,589   --      97,809,589
U.S. Treasury Obligations                            --   62,338,410   --      62,338,410
Securities Lending Collateral                        --    3,027,311   --       3,027,311
Futures Contracts**                         $14,541,870           --   --      14,541,870
Forward Currency Contracts**                         --      895,808   --         895,808
                                            ----------- ------------   --    ------------
TOTAL                                       $14,541,870 $320,294,407   --    $334,836,277
                                            =========== ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                        U.S. LARGE CAP EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
COMMON STOCKS -- (96.5%)

Consumer Discretionary -- (13.9%)
    Adient P.L.C.                                                  6,305 $   531,890       0.0%
    Advance Auto Parts, Inc.                                       5,368     438,780       0.0%
*   Amazon.com, Inc.                                              20,794  22,983,192       1.9%
#   AMC Entertainment Holdings, Inc. Class A                       2,790      38,781       0.0%
#*  AMC Networks, Inc. Class A                                     3,824     194,565       0.0%
    Aramark                                                       20,693     904,077       0.1%
#   Autoliv, Inc.                                                  8,789   1,097,395       0.1%
#*  AutoNation, Inc.                                              13,610     645,114       0.1%
*   AutoZone, Inc.                                                   742     437,409       0.0%
    Best Buy Co., Inc.                                            40,856   2,287,119       0.2%
    BorgWarner, Inc.                                              22,540   1,188,309       0.1%
*   Bright Horizons Family Solutions, Inc.                         6,200     535,060       0.0%
    Brunswick Corp.                                               12,624     639,406       0.1%
*   Burlington Stores, Inc.                                        3,500     328,615       0.0%
    Cable One, Inc.                                                  261     185,260       0.0%
#   CalAtlantic Group, Inc.                                        8,450     416,923       0.0%
#*  CarMax, Inc.                                                  14,809   1,112,156       0.1%
    Carnival Corp.                                                15,393   1,021,941       0.1%
    Carter's, Inc.                                                 3,895     376,763       0.0%
    CBS Corp. Class B                                             18,506   1,038,557       0.1%
*   Charter Communications, Inc. Class A                          11,610   3,879,714       0.3%
#*  Chipotle Mexican Grill, Inc.                                     976     265,374       0.0%
    Cinemark Holdings, Inc.                                       14,460     525,476       0.0%
    Columbia Sportswear Co.                                        4,865     303,479       0.0%
    Comcast Corp. Class A                                        316,091  11,388,759       0.9%
    Dana, Inc.                                                     3,382     103,117       0.0%
    Darden Restaurants, Inc.                                       8,105     666,798       0.1%
    Delphi Automotive P.L.C.                                      13,815   1,372,935       0.1%
#*  Discovery Communications, Inc. Class A                        18,095     341,634       0.0%
*   Discovery Communications, Inc. Class C                        26,007     463,185       0.0%
*   DISH Network Corp. Class A                                    11,143     540,881       0.1%
    Dollar General Corp.                                          18,487   1,494,489       0.1%
*   Dollar Tree, Inc.                                             26,324   2,402,065       0.2%
#   Domino's Pizza, Inc.                                           2,105     385,215       0.0%
    DR Horton, Inc.                                               32,037   1,416,356       0.1%
#   Dunkin' Brands Group, Inc.                                     5,907     348,926       0.0%
    Expedia, Inc.                                                  5,385     671,294       0.1%
    Foot Locker, Inc.                                             11,278     339,242       0.0%
    Ford Motor Co.                                               244,401   2,998,800       0.3%
#   Gap, Inc. (The)                                               48,603   1,263,192       0.1%
#   Garmin, Ltd.                                                  14,683     831,205       0.1%
    General Motors Co.                                            84,186   3,618,314       0.3%
    Gentex Corp.                                                  36,203     702,700       0.1%
    Genuine Parts Co.                                             12,354   1,089,993       0.1%
    Goodyear Tire & Rubber Co. (The)                              31,418     961,077       0.1%
    H&R Block, Inc.                                               14,015     346,731       0.0%
#   Hanesbrands, Inc.                                             16,155     363,487       0.0%
#   Harley-Davidson, Inc.                                         14,511     686,951       0.1%
    Hasbro, Inc.                                                   5,339     494,338       0.0%
*   Hilton Grand Vacations, Inc.                                   2,117      86,712       0.0%
    Hilton Worldwide Holdings, Inc.                                9,911     716,367       0.1%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
    Home Depot, Inc. (The)                                       59,866 $9,924,585       0.8%
*   Hyatt Hotels Corp. Class A                                    2,942    184,346       0.0%
    ILG, Inc.                                                     1,346     39,936       0.0%
#   International Game Technology P.L.C.                         14,854    349,069       0.0%
    Interpublic Group of Cos., Inc. (The)                        30,326    583,775       0.1%
#   Kohl's Corp.                                                 21,040    878,630       0.1%
#   L Brands, Inc.                                                7,064    304,035       0.0%
    Las Vegas Sands Corp.                                        19,516  1,236,924       0.1%
    Lear Corp.                                                    8,461  1,485,667       0.1%
    Leggett & Platt, Inc.                                         7,324    346,132       0.0%
    Lennar Corp. Class A                                         14,986    834,271       0.1%
    Lennar Corp. Class B                                            760     36,442       0.0%
*   Liberty Broadband Corp. Class A                               1,832    157,937       0.0%
*   Liberty Broadband Corp. Class C                              10,520    918,291       0.1%
*   Liberty Interactive Corp., QVC Group Class A                 43,779    994,659       0.1%
*   Liberty Media Corp.-Liberty Braves Class A                      533     12,515       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                    1,230     29,040       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A               1,334     48,558       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C               3,075    117,281       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                  5,337    222,606       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                 12,301    512,337       0.0%
*   Liberty Ventures Series A                                     7,360    419,226       0.0%
#*  Lions Gate Entertainment Corp. Class A                        5,477    158,943       0.0%
#*  Lions Gate Entertainment Corp. Class B                       10,048    277,928       0.0%
*   Live Nation Entertainment, Inc.                              16,033    701,925       0.1%
*   LKQ Corp.                                                    30,217  1,138,879       0.1%
    Lowe's Cos., Inc.                                            44,366  3,547,062       0.3%
*   Lululemon Athletica, Inc.                                     5,969    367,153       0.0%
#   Macy's, Inc.                                                 37,200    697,872       0.1%
*   Madison Square Garden Co. (The) Class A                       1,675    373,006       0.0%
    Marriott International, Inc. Class A                         11,119  1,328,498       0.1%
#   Mattel, Inc.                                                 17,075    241,099       0.0%
    McDonald's Corp.                                             30,670  5,119,130       0.4%
    MGM Resorts International                                    52,700  1,652,145       0.1%
*   Michael Kors Holdings, Ltd.                                  12,735    621,595       0.1%
*   Michaels Cos., Inc. (The)                                     9,281    180,237       0.0%
*   Mohawk Industries, Inc.                                       7,676  2,009,270       0.2%
*   Netflix, Inc.                                                12,873  2,528,643       0.2%
    Newell Brands, Inc.                                          15,458    630,377       0.1%
    News Corp. Class A                                           28,456    388,709       0.0%
    News Corp. Class B                                           11,880    165,132       0.0%
    NIKE, Inc. Class B                                           59,161  3,253,263       0.3%
#   Nordstrom, Inc.                                               7,432    294,679       0.0%
*   Norwegian Cruise Line Holdings, Ltd.                         22,250  1,240,437       0.1%
*   NVR, Inc.                                                       203    670,593       0.1%
*   O'Reilly Automotive, Inc.                                     3,928    828,612       0.1%
#   Omnicom Group, Inc.                                          12,032    808,430       0.1%
    Penske Automotive Group, Inc.                                 9,871    460,186       0.0%
#   Polaris Industries, Inc.                                      6,362    753,452       0.1%
    Pool Corp.                                                    3,700    446,886       0.0%
*   Priceline Group, Inc. (The)                                   1,795  3,431,968       0.3%
    PulteGroup, Inc.                                             25,110    759,075       0.1%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Consumer Discretionary -- (Continued)
    PVH Corp.                                                     6,819 $    864,717       0.1%
    Ralph Lauren Corp.                                            4,255      380,525       0.0%
    Ross Stores, Inc.                                            20,103    1,276,339       0.1%
    Royal Caribbean Cruises, Ltd.                                 8,148    1,008,478       0.1%
    Scripps Networks Interactive, Inc. Class A                    6,846      570,135       0.1%
    Service Corp. International                                  18,107      642,074       0.1%
*   ServiceMaster Global Holdings, Inc.                          12,631      595,046       0.1%
#   Signet Jewelers, Ltd.                                         7,419      486,464       0.0%
    Sinclair Broadcast Group, Inc. Class A                          910       28,847       0.0%
#   Sirius XM Holdings, Inc.                                     57,918      315,074       0.0%
#   Six Flags Entertainment Corp.                                 6,231      391,244       0.0%
*   Skechers U.S.A., Inc. Class A                                13,214      421,791       0.0%
    Starbucks Corp.                                              70,489    3,865,617       0.3%
    Tapestry, Inc.                                               21,277      824,909       0.1%
    Target Corp.                                                 37,304    2,202,428       0.2%
    TEGNA, Inc.                                                  29,101      355,905       0.0%
#*  Tesla, Inc.                                                   3,107    1,030,064       0.1%
    Thor Industries, Inc.                                         5,968      812,961       0.1%
    Tiffany & Co.                                                 8,788      822,733       0.1%
    Time Warner, Inc.                                            35,427    3,482,120       0.3%
    TJX Cos., Inc. (The)                                         30,397    2,121,711       0.2%
    Toll Brothers, Inc.                                          10,862      500,086       0.0%
#   Tractor Supply Co.                                            4,360      262,734       0.0%
#*  TripAdvisor, Inc.                                            10,488      393,300       0.0%
    Twenty-First Century Fox, Inc. Class A                       65,540    1,713,871       0.1%
    Twenty-First Century Fox, Inc. Class B                       26,234      667,655       0.1%
*   Ulta Salon Cosmetics & Fragrance, Inc.                        2,776      560,169       0.1%
#*  Under Armour, Inc. Class A                                   13,604      170,322       0.0%
#*  Under Armour, Inc. Class C                                   15,670      180,675       0.0%
    Vail Resorts, Inc.                                            2,127      487,126       0.0%
    VF Corp.                                                     13,226      921,191       0.1%
#   Viacom, Inc. Class A                                          1,456       43,753       0.0%
    Viacom, Inc. Class B                                         42,878    1,030,358       0.1%
*   Visteon Corp.                                                 3,566      449,459       0.0%
    Walt Disney Co. (The)                                        84,177    8,233,352       0.7%
*   Wayfair, Inc. Class A                                         1,395       97,511       0.0%
    Whirlpool Corp.                                               9,216    1,510,779       0.1%
#   Williams-Sonoma, Inc.                                        10,728      553,565       0.1%
    Wyndham Worldwide Corp.                                       5,727      611,930       0.1%
    Wynn Resorts, Ltd.                                            4,262      628,602       0.1%
    Yum! Brands, Inc.                                            11,171      831,681       0.1%
                                                                        ------------      ----
Total Consumer Discretionary                                             174,528,865      14.4%
                                                                        ------------      ----
Consumer Staples -- (7.5%)
    Altria Group, Inc.                                           95,185    6,112,781       0.5%
    Archer-Daniels-Midland Co.                                   21,230      867,670       0.1%
#*  Blue Buffalo Pet Products, Inc.                              20,805      601,889       0.1%
    Brown-Forman Corp. Class A                                    3,116      178,640       0.0%
    Brown-Forman Corp. Class B                                   10,160      579,323       0.0%
    Bunge, Ltd.                                                   9,181      631,469       0.1%
#   Campbell Soup Co.                                            11,216      531,302       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Staples -- (Continued)
#   Casey's General Stores, Inc.                                   4,093 $   468,935       0.0%
    Church & Dwight Co., Inc.                                     10,803     487,971       0.0%
    Clorox Co. (The)                                               5,660     716,160       0.1%
    Coca-Cola Co. (The)                                          179,524   8,254,513       0.7%
    Colgate-Palmolive Co.                                         30,099   2,120,474       0.2%
    Conagra Brands, Inc.                                          28,686     979,914       0.1%
    Constellation Brands, Inc. Class A                             8,135   1,782,297       0.1%
    Costco Wholesale Corp.                                        20,658   3,327,591       0.3%
#   Coty, Inc. Class A                                            47,974     738,800       0.1%
    CVS Health Corp.                                              56,854   3,896,205       0.3%
    Dr Pepper Snapple Group, Inc.                                 10,107     865,766       0.1%
*   Edgewell Personal Care Co.                                     5,884     382,048       0.0%
    Estee Lauder Cos., Inc. (The) Class A                          9,489   1,060,965       0.1%
#   Flowers Foods, Inc.                                           15,827     301,188       0.0%
    General Mills, Inc.                                           27,623   1,434,186       0.1%
*   Hain Celestial Group, Inc. (The)                               8,806     317,192       0.0%
#*  Herbalife, Ltd.                                                4,987     362,156       0.0%
    Hershey Co. (The)                                              7,067     750,374       0.1%
#   Hormel Foods Corp.                                            44,246   1,378,705       0.1%
    Ingredion, Inc.                                                8,716   1,092,551       0.1%
    JM Smucker Co. (The)                                           9,161     971,524       0.1%
#   Kellogg Co.                                                   10,367     648,248       0.1%
    Kimberly-Clark Corp.                                          16,945   1,906,482       0.2%
    Kraft Heinz Co. (The)                                         21,337   1,649,990       0.1%
    Kroger Co. (The)                                              64,904   1,343,513       0.1%
    Lamb Weston Holdings, Inc.                                     5,445     277,641       0.0%
#   McCormick & Co., Inc. Non-Voting                               6,089     606,038       0.1%
    Molson Coors Brewing Co. Class B                              18,838   1,523,429       0.1%
    Mondelez International, Inc. Class A                          54,425   2,254,828       0.2%
*   Monster Beverage Corp.                                        15,315     887,198       0.1%
#   National Beverage Corp.                                        2,084     204,024       0.0%
    PepsiCo, Inc.                                                 71,845   7,919,474       0.7%
    Philip Morris International, Inc.                             58,561   6,127,823       0.5%
#*  Pilgrim's Pride Corp.                                         12,114     384,983       0.0%
    Pinnacle Foods, Inc.                                          10,258     558,240       0.0%
*   Post Holdings, Inc.                                           10,947     907,835       0.1%
    Procter & Gamble Co. (The)                                   122,323  10,561,368       0.9%
#*  Rite Aid Corp.                                                32,439      53,524       0.0%
#   Spectrum Brands Holdings, Inc.                                 2,672     293,706       0.0%
    Sysco Corp.                                                   26,567   1,477,656       0.1%
#*  TreeHouse Foods, Inc.                                          4,867     323,071       0.0%
    Tyson Foods, Inc. Class A                                     15,158   1,105,170       0.1%
*   US Foods Holding Corp.                                        21,149     576,945       0.0%
    Wal-Mart Stores, Inc.                                        100,286   8,755,971       0.7%
    Walgreens Boots Alliance, Inc.                                46,029   3,050,342       0.3%
                                                                         -----------       ---
Total Consumer Staples                                                    94,590,088       7.8%
                                                                         -----------       ---
Energy -- (4.9%)
    Anadarko Petroleum Corp.                                      17,515     864,716       0.1%
    Andeavor                                                      16,923   1,797,900       0.2%
#*  Antero Resources Corp.                                        22,713     440,632       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
    Apache Corp.                                                  31,026 $ 1,283,546       0.1%
    Baker Hughes a GE Co.                                         10,432     327,878       0.0%
    Cabot Oil & Gas Corp.                                         23,193     642,446       0.1%
#*  Centennial Resource Development, Inc. Class A                 15,470     300,582       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                     5,564     139,323       0.0%
*   Cheniere Energy, Inc.                                          6,985     326,479       0.0%
    Chevron Corp.                                                 72,058   8,350,802       0.7%
    Cimarex Energy Co.                                             6,168     721,224       0.1%
*   Concho Resources, Inc.                                        13,009   1,745,938       0.2%
    ConocoPhillips                                                39,885   2,040,118       0.2%
*   CONSOL Energy, Inc.                                           21,451     346,005       0.0%
#*  Continental Resources, Inc.                                   10,457     425,704       0.0%
#   Core Laboratories NV                                           4,369     436,463       0.0%
    Devon Energy Corp.                                            39,225   1,447,402       0.1%
*   Diamondback Energy, Inc.                                       5,574     597,310       0.1%
*   Energen Corp.                                                  6,781     350,578       0.0%
    EOG Resources, Inc.                                           22,191   2,216,215       0.2%
#   EQT Corp.                                                      5,259     328,898       0.0%
    Exxon Mobil Corp.                                            133,564  11,132,559       0.9%
    Halliburton Co.                                               23,772   1,016,015       0.1%
#   Helmerich & Payne, Inc.                                        7,547     409,878       0.0%
#   Hess Corp.                                                    18,610     821,818       0.1%
    HollyFrontier Corp.                                           14,928     551,590       0.1%
    Kinder Morgan, Inc.                                           87,254   1,580,170       0.1%
    Marathon Oil Corp.                                            56,840     808,265       0.1%
    Marathon Petroleum Corp.                                      27,239   1,627,258       0.1%
#   Murphy Oil Corp.                                              14,549     389,186       0.0%
    National Oilwell Varco, Inc.                                  24,765     846,715       0.1%
*   Newfield Exploration Co.                                       8,292     255,311       0.0%
    Noble Energy, Inc.                                            29,393     819,183       0.1%
    Occidental Petroleum Corp.                                    34,511   2,228,375       0.2%
    ONEOK, Inc.                                                   22,231   1,206,476       0.1%
#*  Parsley Energy, Inc. Class A                                  11,121     295,819       0.0%
    Patterson-UTI Energy, Inc.                                    14,741     291,577       0.0%
    Phillips 66                                                   17,597   1,602,735       0.1%
    Pioneer Natural Resources Co.                                  5,378     804,925       0.1%
#   Range Resources Corp.                                         14,484     262,305       0.0%
*   Rice Energy, Inc.                                             16,660     472,311       0.1%
#   RPC, Inc.                                                      7,979     193,969       0.0%
*   RSP Permian, Inc.                                             10,320     355,111       0.0%
    Schlumberger, Ltd.                                            44,145   2,825,280       0.2%
    Targa Resources Corp.                                         16,970     704,255       0.1%
*   TechnipFMC P.L.C.                                             23,157     634,270       0.1%
#*  Transocean, Ltd.                                              30,085     315,892       0.0%
    Valero Energy Corp.                                           22,028   1,737,789       0.2%
#*  Weatherford International P.L.C.                              75,156     260,791       0.0%
    Williams Cos., Inc. (The)                                     41,579   1,185,001       0.1%
*   WPX Energy, Inc.                                              31,426     354,485       0.0%
                                                                         -----------       ---
Total Energy                                                              61,119,473       5.1%
                                                                         -----------       ---

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (14.2%)
    Affiliated Managers Group, Inc.                                5,187 $   967,375       0.1%
    Aflac, Inc.                                                   18,204   1,527,134       0.1%
*   Alleghany Corp.                                                1,120     634,166       0.1%
    Allstate Corp. (The)                                          17,079   1,603,035       0.1%
    Ally Financial, Inc.                                          44,349   1,158,839       0.1%
    American Express Co.                                          48,878   4,668,827       0.4%
    American Financial Group, Inc.                                 8,669     914,493       0.1%
    American International Group, Inc.                            30,376   1,962,593       0.2%
    Ameriprise Financial, Inc.                                    11,866   1,857,504       0.2%
    Aon P.L.C.                                                    11,772   1,688,458       0.1%
*   Arch Capital Group, Ltd.                                       8,195     816,550       0.1%
    Arthur J Gallagher & Co.                                      14,714     931,838       0.1%
    Assurant, Inc.                                                 6,432     647,381       0.1%
    Assured Guaranty, Ltd.                                        14,104     523,258       0.0%
    Axis Capital Holdings, Ltd.                                    7,199     391,554       0.0%
    Bank of America Corp.                                        329,638   9,028,785       0.7%
    Bank of New York Mellon Corp. (The)                           51,438   2,646,485       0.2%
    Bank of the Ozarks, Inc.                                      12,643     589,417       0.0%
    BB&T Corp.                                                    26,754   1,317,367       0.1%
*   Berkshire Hathaway, Inc. Class B                              73,310  13,704,571       1.1%
    BlackRock, Inc.                                                4,846   2,281,642       0.2%
    BOK Financial Corp.                                            4,328     374,242       0.0%
*   Brighthouse Financial, Inc.                                    2,794     173,731       0.0%
    Brown & Brown, Inc.                                           12,551     625,542       0.1%
    Capital One Financial Corp.                                   22,355   2,060,684       0.2%
    Cboe Global Markets, Inc.                                      5,565     629,179       0.1%
    Charles Schwab Corp. (The)                                    46,814   2,099,140       0.2%
    Chubb, Ltd.                                                   15,715   2,370,136       0.2%
    Cincinnati Financial Corp.                                    10,572     741,837       0.1%
    CIT Group, Inc.                                                9,644     449,603       0.0%
    Citigroup, Inc.                                              103,314   7,593,579       0.6%
    Citizens Financial Group, Inc.                                29,764   1,131,330       0.1%
    CME Group, Inc.                                               13,463   1,846,720       0.2%
    CNA Financial Corp.                                            1,453      78,651       0.0%
    Comerica, Inc.                                                10,245     804,950       0.1%
    Commerce Bancshares, Inc.                                     11,955     695,303       0.1%
*   Credit Acceptance Corp.                                        1,917     549,661       0.0%
    Cullen/Frost Bankers, Inc.                                     4,950     487,575       0.0%
    Discover Financial Services                                   23,292   1,549,617       0.1%
*   E*TRADE Financial Corp.                                       23,410   1,020,442       0.1%
    East West Bancorp, Inc.                                       13,400     801,856       0.1%
    Eaton Vance Corp.                                             13,066     659,441       0.1%
    Erie Indemnity Co. Class A                                     2,577     311,302       0.0%
    Everest Re Group, Ltd.                                         2,625     623,306       0.1%
#   FactSet Research Systems, Inc.                                 1,985     376,892       0.0%
    Fifth Third Bancorp                                           46,948   1,356,797       0.1%
    First American Financial Corp.                                12,557     683,352       0.1%
    First Citizens BancShares, Inc. Class A                          514     208,170       0.0%
#   First Horizon National Corp.                                  25,087     470,883       0.0%
    First Republic Bank                                           10,421   1,015,005       0.1%
    FNB Corp.                                                     22,012     296,942       0.0%
    FNF Group                                                     25,940     970,675       0.1%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Franklin Resources, Inc.                                      14,867 $   626,347       0.1%
    Goldman Sachs Group, Inc. (The)                               11,079   2,686,436       0.2%
    Hartford Financial Services Group, Inc. (The)                 25,574   1,407,849       0.1%
    Huntington Bancshares, Inc.                                   78,685   1,085,853       0.1%
    Intercontinental Exchange, Inc.                               22,958   1,517,524       0.1%
    Invesco, Ltd.                                                 35,689   1,277,309       0.1%
    Investors Bancorp, Inc.                                       24,055     330,756       0.0%
    Janus Henderson Group P.L.C.                                  11,740     407,965       0.0%
    JPMorgan Chase & Co.                                         168,714  16,974,315       1.4%
    KeyCorp                                                       67,515   1,232,149       0.1%
    Lazard, Ltd. Class A                                          12,455     592,111       0.0%
    Legg Mason, Inc.                                                 387      14,776       0.0%
    Leucadia National Corp.                                       24,389     617,042       0.1%
    Lincoln National Corp.                                        14,953   1,133,138       0.1%
    Loews Corp.                                                   22,540   1,115,955       0.1%
    LPL Financial Holdings, Inc.                                  10,239     507,957       0.0%
    M&T Bank Corp.                                                 4,784     797,828       0.1%
*   Markel Corp.                                                     871     944,425       0.1%
    MarketAxess Holdings, Inc.                                     1,544     268,656       0.0%
    Marsh & McLennan Cos., Inc.                                   22,300   1,804,739       0.2%
    MetLife, Inc.                                                 29,137   1,561,160       0.1%
    Moody's Corp.                                                  5,902     840,504       0.1%
    Morgan Stanley                                                56,535   2,826,750       0.2%
    Morningstar, Inc.                                                388      33,061       0.0%
    MSCI, Inc.                                                     4,020     471,787       0.0%
    Nasdaq, Inc.                                                  14,025   1,018,916       0.1%
    Navient Corp.                                                 41,740     520,080       0.0%
#   New York Community Bancorp, Inc.                              32,522     408,476       0.0%
    Northern Trust Corp.                                          12,518   1,170,683       0.1%
    Old Republic International Corp.                              22,528     457,093       0.0%
*   OneMain Holdings, Inc.                                         2,335      74,183       0.0%
    PacWest Bancorp                                                9,909     478,803       0.0%
    People's United Financial, Inc.                               25,536     476,502       0.0%
    Pinnacle Financial Partners, Inc.                              6,659     440,826       0.0%
    PNC Financial Services Group, Inc. (The)                      15,798   2,161,008       0.2%
    Principal Financial Group, Inc.                               25,934   1,707,754       0.1%
    Progressive Corp. (The)                                       26,852   1,306,350       0.1%
    Prosperity Bancshares, Inc.                                    5,493     361,329       0.0%
    Prudential Financial, Inc.                                    14,352   1,585,322       0.1%
    Raymond James Financial, Inc.                                 13,344   1,131,304       0.1%
    Regions Financial Corp.                                       75,922   1,175,273       0.1%
    Reinsurance Group of America, Inc.                             5,788     864,611       0.1%
    RenaissanceRe Holdings, Ltd.                                   3,438     475,682       0.0%
    S&P Global, Inc.                                              12,241   1,915,349       0.2%
*   Santander Consumer USA Holdings, Inc.                         42,675     710,112       0.1%
    SEI Investments Co.                                            7,378     475,955       0.0%
*   Signature Bank                                                 4,556     592,326       0.1%
*   SLM Corp.                                                     57,971     613,913       0.1%
    State Street Corp.                                            15,667   1,441,364       0.1%
    SunTrust Banks, Inc.                                          15,058     906,642       0.1%
*   SVB Financial Group                                            4,822   1,057,368       0.1%
    Synchrony Financial                                           42,221   1,377,249       0.1%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Financials -- (Continued)
    Synovus Financial Corp.                                       12,261 $    574,428       0.0%
    T Rowe Price Group, Inc.                                      21,670    2,013,143       0.2%
    TD Ameritrade Holding Corp.                                   18,029      901,270       0.1%
    TFS Financial Corp.                                           10,716      165,241       0.0%
    Torchmark Corp.                                                9,074      763,396       0.1%
    Travelers Cos., Inc. (The)                                    17,373    2,301,054       0.2%
    U.S. Bancorp.                                                 77,105    4,192,970       0.3%
    Umpqua Holdings Corp.                                          2,385       48,797       0.0%
    Unum Group                                                    14,159      736,834       0.1%
    Validus Holdings, Ltd.                                         7,326      381,538       0.0%
    Voya Financial, Inc.                                          11,187      449,270       0.0%
    Webster Financial Corp.                                        8,802      484,022       0.0%
    Wells Fargo & Co.                                            224,831   12,622,012       1.0%
*   Western Alliance Bancorp                                      12,013      670,325       0.1%
    White Mountains Insurance Group, Ltd.                            291      258,743       0.0%
    Willis Towers Watson P.L.C.                                    5,602      902,370       0.1%
    WR Berkley Corp.                                              10,524      721,736       0.1%
    XL Group, Ltd.                                                17,425      705,190       0.1%
    Zions Bancorporation                                          15,948      740,944       0.1%
                                                                         ------------      ----
Total Financials                                                          178,531,963      14.7%
                                                                         ------------      ----
Health Care -- (13.0%)
    Abbott Laboratories                                           68,725    3,726,957       0.3%
    AbbVie, Inc.                                                  79,854    7,206,824       0.6%
*   ABIOMED, Inc.                                                  2,102      405,518       0.0%
#*  Acadia Healthcare Co., Inc.                                    4,761      149,305       0.0%
    Aetna, Inc.                                                   16,727    2,844,092       0.2%
    Agilent Technologies, Inc.                                    18,407    1,252,228       0.1%
*   Akorn, Inc.                                                    4,201      136,827       0.0%
*   Alexion Pharmaceuticals, Inc.                                  7,618      911,570       0.1%
*   Align Technology, Inc.                                         2,626      627,562       0.1%
#*  Alkermes P.L.C.                                                4,353      212,252       0.0%
    Allergan P.L.C.                                               10,837    1,920,642       0.2%
*   Alnylam Pharmaceuticals, Inc.                                  3,432      418,155       0.0%
    AmerisourceBergen Corp.                                       12,284      945,254       0.1%
    Amgen, Inc.                                                   34,461    6,038,256       0.5%
    Anthem, Inc.                                                  12,516    2,618,472       0.2%
#*  athenahealth, Inc.                                             2,904      371,364       0.0%
    Baxter International, Inc.                                    19,528    1,258,970       0.1%
    Becton Dickinson and Co.                                       7,489    1,562,730       0.1%
*   Bio-Rad Laboratories, Inc. Class A                             1,815      398,919       0.0%
    Bio-Techne Corp.                                               1,453      190,372       0.0%
*   Biogen, Inc.                                                   9,234    2,877,868       0.2%
*   BioMarin Pharmaceutical, Inc.                                  5,122      420,465       0.0%
*   Bioverativ, Inc.                                               6,169      348,549       0.0%
#*  Bluebird Bio, Inc.                                             3,073      427,454       0.0%
*   Boston Scientific Corp.                                       41,659    1,172,284       0.1%
    Bristol-Myers Squibb Co.                                      70,325    4,336,240       0.4%
    Bruker Corp.                                                  10,880      341,632       0.0%
    Cardinal Health, Inc.                                         17,708    1,096,125       0.1%
*   Catalent, Inc.                                                14,765      628,841       0.1%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Celgene Corp.                                                 33,904 $ 3,423,287       0.3%
*   Centene Corp.                                                 14,802   1,386,503       0.1%
*   Cerner Corp.                                                  10,173     686,881       0.1%
*   Charles River Laboratories International, Inc.                 5,310     617,500       0.1%
    Cigna Corp.                                                   11,498   2,267,636       0.2%
    Cooper Cos., Inc. (The)                                        2,618     629,001       0.1%
    CR Bard, Inc.                                                  3,462   1,132,316       0.1%
    Danaher Corp.                                                 25,006   2,307,304       0.2%
*   DaVita, Inc.                                                  26,795   1,627,528       0.1%
    DENTSPLY SIRONA, Inc.                                         14,795     903,531       0.1%
#*  DexCom, Inc.                                                   2,218      99,743       0.0%
*   Edwards Lifesciences Corp.                                     7,448     761,409       0.1%
    Eli Lilly & Co.                                               38,004   3,114,048       0.3%
#*  Envision Healthcare Corp.                                     10,030     427,278       0.0%
#*  Exact Sciences Corp.                                           5,004     275,170       0.0%
*   Exelixis, Inc.                                                 9,370     232,282       0.0%
*   Express Scripts Holding Co.                                   36,768   2,253,511       0.2%
    Gilead Sciences, Inc.                                         82,089   6,153,391       0.5%
*   HCA Healthcare, Inc.                                          11,512     870,883       0.1%
    HealthSouth Corp.                                              5,846     269,734       0.0%
*   Henry Schein, Inc.                                            10,684     839,762       0.1%
    Hill-Rom Holdings, Inc.                                        7,504     605,648       0.1%
*   Hologic, Inc.                                                 22,661     857,719       0.1%
    Humana, Inc.                                                   7,785   1,987,900       0.2%
*   IDEXX Laboratories, Inc.                                       4,202     698,246       0.1%
*   Illumina, Inc.                                                 4,469     916,994       0.1%
*   INC Research Holdings, Inc. Class A                           14,104     806,044       0.1%
*   Incyte Corp.                                                   5,589     632,954       0.1%
*   Intuitive Surgical, Inc.                                       3,126   1,173,375       0.1%
#*  Ionis Pharmaceuticals, Inc.                                    4,207     240,262       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                    4,110     581,688       0.0%
    Johnson & Johnson                                            127,822  17,819,665       1.5%
#*  Juno Therapeutics, Inc.                                        6,415     288,098       0.0%
*   Laboratory Corp. of America Holdings                          10,521   1,617,183       0.1%
#*  Mallinckrodt P.L.C.                                            2,763      87,504       0.0%
*   Masimo Corp.                                                   3,767     330,592       0.0%
    McKesson Corp.                                                11,363   1,566,730       0.1%
*   MEDNAX, Inc.                                                   7,834     343,051       0.0%
    Medtronic P.L.C.                                              49,645   3,997,415       0.3%
    Merck & Co., Inc.                                            128,699   7,090,028       0.6%
*   Mettler-Toledo International, Inc.                             1,086     741,336       0.1%
#*  Molina Healthcare, Inc.                                        3,700     250,971       0.0%
*   Mylan NV                                                      38,185   1,363,586       0.1%
#*  Neurocrine Biosciences, Inc.                                   3,123     193,970       0.0%
#*  OPKO Health, Inc.                                             29,164     196,274       0.0%
#   Patterson Cos., Inc.                                           3,791     140,267       0.0%
    PerkinElmer, Inc.                                              8,157     589,914       0.1%
#   Perrigo Co. P.L.C.                                            11,150     903,039       0.1%
    Pfizer, Inc.                                                 333,873  11,705,587       1.0%
*   PRA Health Sciences, Inc.                                      4,677     380,848       0.0%
*   Premier, Inc. Class A                                          4,831     157,829       0.0%
    Quest Diagnostics, Inc.                                       14,307   1,341,710       0.1%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Health Care -- (Continued)
*   Quintiles IMS Holdings, Inc.                                 14,023 $  1,515,886       0.1%
*   Regeneron Pharmaceuticals, Inc.                               2,737    1,101,971       0.1%
#   ResMed, Inc.                                                  4,973      418,627       0.0%
#*  Seattle Genetics, Inc.                                        3,057      187,425       0.0%
    STERIS P.L.C.                                                 5,840      545,047       0.0%
    Stryker Corp.                                                12,316    1,907,379       0.2%
#*  Taro Pharmaceutical Industries, Ltd.                          2,229      250,584       0.0%
    Teleflex, Inc.                                                2,390      566,382       0.0%
#*  TESARO, Inc.                                                  1,741      201,556       0.0%
    Thermo Fisher Scientific, Inc.                               18,936    3,670,365       0.3%
*   United Therapeutics Corp.                                     6,773      803,210       0.1%
    UnitedHealth Group, Inc.                                     45,981    9,666,126       0.8%
    Universal Health Services, Inc. Class B                       9,059      930,359       0.1%
*   Varian Medical Systems, Inc.                                  5,001      521,054       0.0%
*   Veeva Systems, Inc. Class A                                   3,349      204,088       0.0%
*   Vertex Pharmaceuticals, Inc.                                  7,131    1,042,766       0.1%
*   Waters Corp.                                                  3,358      658,336       0.1%
*   WellCare Health Plans, Inc.                                   4,684      926,214       0.1%
    West Pharmaceutical Services, Inc.                            2,889      292,945       0.0%
    Zimmer Biomet Holdings, Inc.                                  8,433    1,025,621       0.1%
    Zoetis, Inc.                                                 23,987    1,530,850       0.1%
                                                                        ------------      ----
Total Health Care                                                        162,697,643      13.4%
                                                                        ------------      ----
Industrials -- (11.8%)
    3M Co.                                                       29,427    6,773,801       0.6%
#   Acuity Brands, Inc.                                           2,287      382,386       0.0%
*   AECOM                                                        14,121      495,082       0.0%
    AGCO Corp.                                                    9,721      666,569       0.1%
    Air Lease Corp.                                               3,866      167,978       0.0%
    Alaska Air Group, Inc.                                       15,171    1,001,741       0.1%
    Allegion P.L.C.                                               4,960      413,614       0.0%
    Allison Transmission Holdings, Inc.                          17,311      735,544       0.1%
    AMERCO                                                        1,535      602,702       0.1%
    American Airlines Group, Inc.                                22,281    1,043,196       0.1%
    AMETEK, Inc.                                                 15,380    1,037,996       0.1%
    AO Smith Corp.                                                6,580      389,536       0.0%
    Arconic, Inc.                                                48,799    1,225,831       0.1%
    Boeing Co. (The)                                             27,053    6,979,133       0.6%
    BWX Technologies, Inc.                                        9,710      581,823       0.0%
    Carlisle Cos., Inc.                                           6,117      671,830       0.1%
    Caterpillar, Inc.                                            31,245    4,243,071       0.4%
#   CH Robinson Worldwide, Inc.                                   7,735      607,430       0.1%
    Cintas Corp.                                                  5,652      842,374       0.1%
*   Clean Harbors, Inc.                                             575       30,768       0.0%
*   Colfax Corp.                                                 10,905      454,848       0.0%
    Copa Holdings SA Class A                                      4,244      522,818       0.0%
*   Copart, Inc.                                                 12,594      457,036       0.0%
    Crane Co.                                                     5,116      425,242       0.0%
    CSX Corp.                                                    50,131    2,528,106       0.2%
    Cummins, Inc.                                                 7,615    1,346,941       0.1%
    Curtiss-Wright Corp.                                          4,405      520,891       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
    Deere & Co.                                                   16,613 $2,207,535       0.2%
    Delta Air Lines, Inc.                                         54,094  2,706,323       0.2%
    Donaldson Co., Inc.                                           11,839    558,919       0.0%
    Dover Corp.                                                   11,234  1,072,735       0.1%
    Dun & Bradstreet Corp. (The)                                   2,458    287,168       0.0%
    Eaton Corp. P.L.C.                                            20,675  1,654,414       0.1%
    EMCOR Group, Inc.                                              6,651    535,472       0.0%
    Emerson Electric Co.                                          33,321  2,147,872       0.2%
    Equifax, Inc.                                                  5,887    638,916       0.1%
    Expeditors International of Washington, Inc.                  10,740    627,001       0.1%
#   Fastenal Co.                                                  12,931    607,369       0.1%
    FedEx Corp.                                                   16,431  3,710,284       0.3%
#   Flowserve Corp.                                               13,754    606,139       0.1%
    Fluor Corp.                                                   11,160    480,884       0.0%
    Fortive Corp.                                                 13,368    965,972       0.1%
    Fortune Brands Home & Security, Inc.                           9,425    622,616       0.1%
    General Dynamics Corp.                                        10,830  2,198,273       0.2%
    General Electric Co.                                         278,500  5,614,560       0.5%
*   Genesee & Wyoming, Inc. Class A                                5,722    410,725       0.0%
    Graco, Inc.                                                    5,270    694,533       0.1%
*   HD Supply Holdings, Inc.                                       9,979    353,157       0.0%
#   HEICO Corp.                                                    2,977    269,954       0.0%
    HEICO Corp. Class A                                            3,400    258,740       0.0%
    Hexcel Corp.                                                   9,636    584,809       0.0%
    Honeywell International, Inc.                                 37,099  5,348,192       0.4%
    Hubbell, Inc.                                                  4,345    546,688       0.0%
    Huntington Ingalls Industries, Inc.                            2,759    642,378       0.1%
    IDEX Corp.                                                     5,564    713,360       0.1%
    Illinois Tool Works, Inc.                                     16,107  2,521,068       0.2%
    Ingersoll-Rand P.L.C.                                         13,141  1,164,293       0.1%
    ITT, Inc.                                                      2,579    120,285       0.0%
    Jacobs Engineering Group, Inc.                                 7,241    421,499       0.0%
    JB Hunt Transport Services, Inc.                               5,787    615,679       0.1%
*   JetBlue Airways Corp.                                         39,243    751,503       0.1%
    Johnson Controls International P.L.C.                         26,976  1,116,537       0.1%
    Kansas City Southern                                           9,226    961,534       0.1%
    KAR Auction Services, Inc.                                    13,610    644,161       0.1%
*   Kirby Corp.                                                      715     50,658       0.0%
#*  Knight-Swift Transportation Holdings, Inc.                     4,126    171,023       0.0%
    L3 Technologies, Inc.                                          6,453  1,207,873       0.1%
    Lennox International, Inc.                                     2,013    384,745       0.0%
    Lincoln Electric Holdings, Inc.                                5,918    542,503       0.0%
    Lockheed Martin Corp.                                         12,946  3,989,439       0.3%
    Macquarie Infrastructure Corp.                                 8,620    599,521       0.0%
    ManpowerGroup, Inc.                                            6,744    831,400       0.1%
    Masco Corp.                                                   10,311    410,584       0.0%
#*  Middleby Corp. (The)                                           3,481    403,448       0.0%
    MSC Industrial Direct Co., Inc. Class A                        4,263    353,403       0.0%
    Nielsen Holdings P.L.C.                                       36,330  1,346,753       0.1%
    Nordson Corp.                                                  2,692    341,049       0.0%
    Norfolk Southern Corp.                                        16,126  2,119,279       0.2%
    Northrop Grumman Corp.                                         8,457  2,499,297       0.2%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Industrials -- (Continued)
    Old Dominion Freight Line, Inc.                               6,237 $    755,488       0.1%
    Orbital ATK, Inc.                                             6,988      928,915       0.1%
    Oshkosh Corp.                                                 8,246      755,004       0.1%
    Owens Corning                                                11,881      982,440       0.1%
    PACCAR, Inc.                                                 22,206    1,592,836       0.1%
    Parker-Hannifin Corp.                                         6,306    1,151,539       0.1%
    Pentair P.L.C.                                               15,483    1,090,932       0.1%
*   Quanta Services, Inc.                                        16,183      610,585       0.1%
    Raytheon Co.                                                 13,799    2,486,580       0.2%
    Republic Services, Inc.                                      12,442      809,601       0.1%
    Robert Half International, Inc.                              12,042      623,414       0.1%
    Rockwell Automation, Inc.                                     6,539    1,313,162       0.1%
    Rockwell Collins, Inc.                                       15,554    2,109,122       0.2%
#   Rollins, Inc.                                                 7,570      332,399       0.0%
    Roper Technologies, Inc.                                      3,934    1,015,641       0.1%
    Ryder System, Inc.                                            7,672      622,046       0.1%
#*  Sensata Technologies Holding NV                              18,253      892,754       0.1%
#   Snap-on, Inc.                                                 5,680      896,190       0.1%
    Southwest Airlines Co.                                       36,445    1,962,928       0.2%
    Spirit Aerosystems Holdings, Inc. Class A                    12,233      979,863       0.1%
    Stanley Black & Decker, Inc.                                  7,592    1,226,488       0.1%
*   Stericycle, Inc.                                              7,263      514,584       0.0%
*   Teledyne Technologies, Inc.                                   3,833      651,457       0.1%
    Terex Corp.                                                   2,690      126,726       0.0%
    Textron, Inc.                                                27,397    1,444,918       0.1%
    Toro Co. (The)                                                5,081      319,341       0.0%
#   TransDigm Group, Inc.                                         1,934      536,685       0.0%
*   TransUnion                                                   10,255      538,285       0.0%
    Trinity Industries, Inc.                                     18,871      613,685       0.1%
    Union Pacific Corp.                                          45,307    5,246,098       0.4%
*   United Continental Holdings, Inc.                            33,029    1,931,536       0.2%
    United Parcel Service, Inc. Class B                          33,647    3,954,532       0.3%
*   United Rentals, Inc.                                          7,153    1,012,006       0.1%
    United Technologies Corp.                                    43,205    5,174,231       0.4%
*   Univar, Inc.                                                  2,576       76,636       0.0%
#*  USG Corp.                                                    16,488      566,033       0.0%
*   Verisk Analytics, Inc.                                        7,865      668,918       0.1%
*   WABCO Holdings, Inc.                                          2,335      344,576       0.0%
#   Wabtec Corp.                                                  6,945      531,293       0.0%
    Waste Management, Inc.                                       20,182    1,658,355       0.1%
    Watsco, Inc.                                                  3,048      507,705       0.0%
    Woodward, Inc.                                                5,001      386,727       0.0%
#   WW Grainger, Inc.                                             2,662      526,277       0.0%
#*  XPO Logistics, Inc.                                          14,827    1,028,252       0.1%
    Xylem, Inc.                                                   9,643      641,549       0.1%
                                                                        ------------      ----
Total Industrials                                                        147,919,141      12.2%
                                                                        ------------      ----
Information Technology -- (22.4%)
    Accenture P.L.C. Class A                                     31,458    4,478,361       0.4%
    Activision Blizzard, Inc.                                    27,363    1,792,003       0.2%
*   Adobe Systems, Inc.                                          17,392    3,046,383       0.3%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Advanced Micro Devices, Inc.                                  27,537 $   302,494       0.0%
*   Akamai Technologies, Inc.                                     11,093     579,609       0.1%
    Alliance Data Systems Corp.                                    2,437     545,230       0.0%
*   Alphabet, Inc. Class A                                        11,995  12,391,315       1.0%
*   Alphabet, Inc. Class C                                        12,482  12,689,700       1.0%
    Amdocs, Ltd.                                                  12,605     820,585       0.1%
    Amphenol Corp. Class A                                        11,621   1,011,027       0.1%
    Analog Devices, Inc.                                          14,466   1,320,746       0.1%
*   ANSYS, Inc.                                                    5,414     740,148       0.1%
    Apple, Inc.                                                  234,138  39,578,688       3.3%
    Applied Materials, Inc.                                       45,454   2,564,969       0.2%
*   Arista Networks, Inc.                                          2,597     519,114       0.0%
*   ARRIS International P.L.C.                                    22,966     654,531       0.1%
*   Arrow Electronics, Inc.                                        8,128     679,420       0.1%
*   Aspen Technology, Inc.                                         5,403     348,602       0.0%
#*  Atlassian Corp. P.L.C. Class A                                 1,400      67,718       0.0%
*   Autodesk, Inc.                                                 5,237     654,416       0.1%
    Automatic Data Processing, Inc.                               22,795   2,650,147       0.2%
    Avnet, Inc.                                                   10,504     418,059       0.0%
*   Black Knight, Inc.                                             9,819     445,292       0.0%
    Booz Allen Hamilton Holding Corp.                             14,232     537,827       0.0%
    Broadcom, Ltd.                                                14,937   3,942,024       0.3%
    Broadridge Financial Solutions, Inc.                           7,098     609,860       0.1%
    Brocade Communications Systems, Inc.                          27,637     321,971       0.0%
    CA, Inc.                                                      43,990   1,424,396       0.1%
*   Cadence Design Systems, Inc.                                  11,943     515,460       0.0%
#*  Cavium, Inc.                                                   4,027     277,823       0.0%
    CDK Global, Inc.                                               6,626     421,149       0.0%
    CDW Corp.                                                      7,226     505,820       0.0%
    Cisco Systems, Inc.                                          238,546   8,146,346       0.7%
*   Citrix Systems, Inc.                                          10,715     885,166       0.1%
    Cognex Corp.                                                   4,959     610,701       0.1%
    Cognizant Technology Solutions Corp. Class A                  27,947   2,114,749       0.2%
*   Coherent, Inc.                                                 2,251     591,360       0.1%
*   CommScope Holding Co., Inc.                                   12,590     404,643       0.0%
    Corning, Inc.                                                 39,410   1,233,927       0.1%
*   CoStar Group, Inc.                                             1,211     358,153       0.0%
    CSRA, Inc.                                                    15,667     501,187       0.0%
#   Cypress Semiconductor Corp.                                   29,882     473,929       0.0%
*   Dell Technologies, Inc. Class V                                7,981     660,587       0.1%
    Dolby Laboratories, Inc. Class A                               5,648     327,245       0.0%
    DXC Technology Co.                                            16,846   1,541,746       0.1%
*   eBay, Inc.                                                    44,473   1,673,964       0.1%
*   EchoStar Corp. Class A                                         4,518     252,782       0.0%
*   Electronic Arts, Inc.                                         10,986   1,313,926       0.1%
*   EPAM Systems, Inc.                                             1,500     136,725       0.0%
*   Euronet Worldwide, Inc.                                        6,423     620,719       0.1%
*   F5 Networks, Inc.                                              3,373     409,044       0.0%
*   Facebook, Inc. Class A                                        91,419  16,460,905       1.4%
    Fidelity National Information Services, Inc.                  18,257   1,693,519       0.1%
*   First Data Corp. Class A                                      15,712     279,831       0.0%
*   First Solar, Inc.                                              8,021     439,711       0.0%

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U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Fiserv, Inc.                                                  10,968 $ 1,419,588       0.1%
*   FleetCor Technologies, Inc.                                    6,162   1,018,394       0.1%
*   Flex, Ltd.                                                    65,839   1,171,934       0.1%
    FLIR Systems, Inc.                                            15,067     705,437       0.1%
*   Fortinet, Inc.                                                 3,563     140,418       0.0%
*   Gartner, Inc.                                                  3,736     468,158       0.0%
    Genpact, Ltd.                                                 19,291     587,411       0.1%
    Global Payments, Inc.                                         10,307   1,071,413       0.1%
*   GoDaddy, Inc. Class A                                          3,306     154,390       0.0%
*   GrubHub, Inc.                                                  2,148     131,071       0.0%
*   Guidewire Software, Inc.                                       3,810     304,724       0.0%
    Harris Corp.                                                   8,940   1,245,521       0.1%
    Hewlett Packard Enterprise Co.                                90,848   1,264,604       0.1%
    HP, Inc.                                                      66,428   1,431,523       0.1%
*   IAC/InterActiveCorp                                            4,831     623,441       0.1%
*   Integrated Device Technology, Inc.                             1,251      38,869       0.0%
    Intel Corp.                                                  271,088  12,331,793       1.0%
    International Business Machines Corp.                         43,508   6,702,842       0.6%
    Intuit, Inc.                                                  12,320   1,860,566       0.2%
*   IPG Photonics Corp.                                            3,533     752,211       0.1%
    Jabil, Inc.                                                   27,352     773,515       0.1%
    Jack Henry & Associates, Inc.                                  4,202     462,766       0.0%
    Juniper Networks, Inc.                                        32,657     810,873       0.1%
*   Keysight Technologies, Inc.                                   16,991     758,988       0.1%
    KLA-Tencor Corp.                                               6,534     711,487       0.1%
    Lam Research Corp.                                             7,296   1,521,727       0.1%
    Leidos Holdings, Inc.                                         11,983     749,177       0.1%
    LogMeIn, Inc.                                                  4,527     547,993       0.0%
#*  Lumentum Holdings, Inc.                                          223      14,082       0.0%
    Marvell Technology Group, Ltd.                                34,907     644,732       0.1%
    Mastercard, Inc. Class A                                      48,631   7,234,834       0.6%
#*  Match Group, Inc.                                              3,203      85,648       0.0%
    Maxim Integrated Products, Inc.                               12,952     680,498       0.1%
    MAXIMUS, Inc.                                                  4,418     293,488       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                 7,482     261,346       0.0%
#   Microchip Technology, Inc.                                     7,316     693,557       0.1%
*   Micron Technology, Inc.                                       86,168   3,818,104       0.3%
*   Microsemi Corp.                                               15,635     834,440       0.1%
    Microsoft Corp.                                              328,948  27,361,895       2.3%
    MKS Instruments, Inc.                                          4,000     434,600       0.0%
    Motorola Solutions, Inc.                                       6,018     544,870       0.0%
    National Instruments Corp.                                    10,804     486,180       0.0%
*   NCR Corp.                                                     10,778     345,866       0.0%
    NetApp, Inc.                                                  17,842     792,542       0.1%
*   Nuance Communications, Inc.                                   24,934     367,527       0.0%
    NVIDIA Corp.                                                  26,473   5,474,881       0.5%
*   ON Semiconductor Corp.                                        40,179     856,616       0.1%
    Oracle Corp.                                                 133,683   6,804,465       0.6%
*   Palo Alto Networks, Inc.                                       1,515     223,008       0.0%
    Paychex, Inc.                                                 16,018   1,021,788       0.1%
*   PayPal Holdings, Inc.                                         46,828   3,397,840       0.3%
    Pegasystems, Inc.                                              1,557      90,773       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Information Technology -- (Continued)
*   PTC, Inc.                                                     4,107 $    272,910       0.0%
*   Qorvo, Inc.                                                   8,197      621,415       0.1%
    QUALCOMM, Inc.                                               82,129    4,189,400       0.3%
*   Red Hat, Inc.                                                 5,729      692,235       0.1%
    Sabre Corp.                                                  17,151      335,474       0.0%
*   salesforce.com, Inc.                                         15,648    1,601,416       0.1%
#   Seagate Technology P.L.C.                                    13,761      508,744       0.0%
*   ServiceNow, Inc.                                              3,637      459,608       0.0%
    Skyworks Solutions, Inc.                                     14,682    1,671,693       0.1%
*   Splunk, Inc.                                                  2,459      165,491       0.0%
#*  Square, Inc. Class A                                          3,078      114,471       0.0%
    SS&C Technologies Holdings, Inc.                             16,807      675,641       0.1%
    Symantec Corp.                                               18,237      592,702       0.1%
    SYNNEX Corp.                                                  5,301      714,999       0.1%
*   Synopsys, Inc.                                                8,282      716,559       0.1%
#*  Tableau Software, Inc. Class A                                2,705      219,348       0.0%
*   Take-Two Interactive Software, Inc.                           5,681      628,603       0.1%
    TE Connectivity, Ltd.                                        21,292    1,936,933       0.2%
#*  Teradata Corp.                                                2,075       69,409       0.0%
    Teradyne, Inc.                                               17,116      734,105       0.1%
    Texas Instruments, Inc.                                      50,780    4,909,918       0.4%
    Total System Services, Inc.                                  11,714      843,994       0.1%
*   Trimble, Inc.                                                13,780      563,326       0.0%
*   Twitter, Inc.                                                48,191      993,698       0.1%
#*  Tyler Technologies, Inc.                                      1,406      249,270       0.0%
#*  Ubiquiti Networks, Inc.                                       6,668      414,616       0.0%
#*  Ultimate Software Group, Inc. (The)                           1,290      261,341       0.0%
#   Universal Display Corp.                                       2,512      368,008       0.0%
#*  Vantiv, Inc. Class A                                          7,510      525,700       0.0%
#*  VeriSign, Inc.                                                4,048      435,241       0.0%
    Versum Materials, Inc.                                        4,003      168,446       0.0%
#   Visa, Inc. Class A                                           78,037    8,582,509       0.7%
*   VMware, Inc. Class A                                          2,035      243,569       0.0%
    Western Digital Corp.                                        15,046    1,343,156       0.1%
#   Western Union Co. (The)                                      28,340      562,832       0.0%
*   WEX, Inc.                                                     4,564      564,065       0.0%
*   Workday, Inc. Class A                                         2,115      234,744       0.0%
    Xerox Corp.                                                  21,897      663,698       0.1%
#   Xilinx, Inc.                                                 10,436      769,029       0.1%
*   Zebra Technologies Corp. Class A                              5,578      646,992       0.1%
*   Zillow Group, Inc. Class A                                    3,902      161,192       0.0%
#*  Zillow Group, Inc. Class C                                   10,756      444,008       0.0%
                                                                        ------------      ----
Total Information Technology                                             281,380,674      23.2%
                                                                        ------------      ----
Materials -- (3.9%)
    Air Products & Chemicals, Inc.                               11,844    1,888,289       0.2%
#   Albemarle Corp.                                               7,240    1,020,044       0.1%
*   Alcoa Corp.                                                  13,308      635,856       0.1%
    AptarGroup, Inc.                                              7,319      637,265       0.1%
    Ashland Global Holdings, Inc.                                 4,747      322,701       0.0%
    Avery Dennison Corp.                                          4,807      510,359       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Materials -- (Continued)
*   Axalta Coating Systems, Ltd.                                  14,706 $   488,975       0.0%
#   Ball Corp.                                                    22,637     971,806       0.1%
    Bemis Co., Inc.                                               11,614     522,862       0.0%
*   Berry Global Group, Inc.                                       5,950     353,728       0.0%
    Celanese Corp. Series A                                       10,413   1,086,180       0.1%
    CF Industries Holdings, Inc.                                  19,398     736,736       0.1%
    Chemours Co. (The)                                            14,576     825,147       0.1%
*   Crown Holdings, Inc.                                           7,058     424,680       0.0%
    DowDuPont, Inc.                                               64,159   4,639,337       0.4%
    Eagle Materials, Inc.                                          5,166     545,375       0.1%
    Eastman Chemical Co.                                          17,983   1,633,036       0.1%
    Ecolab, Inc.                                                  10,843   1,416,746       0.1%
    FMC Corp.                                                      7,288     676,764       0.1%
*   Freeport-McMoRan, Inc.                                       142,290   1,989,214       0.2%
    Graphic Packaging Holding Co.                                 44,118     683,388       0.1%
    Huntsman Corp.                                                37,766   1,209,267       0.1%
    International Flavors & Fragrances, Inc.                       2,952     435,184       0.0%
    International Paper Co.                                       21,423   1,226,895       0.1%
    LyondellBasell Industries NV Class A                          17,844   1,847,389       0.2%
    Martin Marietta Materials, Inc.                                5,216   1,131,090       0.1%
    Monsanto Co.                                                  14,368   1,739,965       0.1%
    Mosaic Co. (The)                                              19,724     440,634       0.0%
    NewMarket Corp.                                                1,046     418,808       0.0%
    Newmont Mining Corp.                                          38,157   1,379,757       0.1%
    Nucor Corp.                                                   32,909   1,903,128       0.2%
    Olin Corp.                                                    18,266     667,257       0.1%
*   Owens-Illinois, Inc.                                           5,872     140,282       0.0%
    Packaging Corp. of America                                     5,409     628,904       0.1%
*   Platform Specialty Products Corp.                                543       5,810       0.0%
    PPG Industries, Inc.                                          14,869   1,728,373       0.1%
    Praxair, Inc.                                                 10,509   1,535,575       0.1%
    Reliance Steel & Aluminum Co.                                  7,316     562,161       0.1%
    Royal Gold, Inc.                                               5,078     427,111       0.0%
    RPM International, Inc.                                        9,069     483,650       0.0%
    Scotts Miracle-Gro Co. (The)                                   7,084     705,708       0.1%
    Sealed Air Corp.                                              11,791     521,516       0.0%
    Sherwin-Williams Co. (The)                                     3,977   1,571,512       0.1%
    Sonoco Products Co.                                           16,028     830,090       0.1%
#   Southern Copper Corp.                                          3,014     129,451       0.0%
    Steel Dynamics, Inc.                                          24,681     918,380       0.1%
    United States Steel Corp.                                     12,316     311,841       0.0%
    Valvoline, Inc.                                               16,646     399,837       0.0%
    Vulcan Materials Co.                                          11,158   1,358,487       0.1%
    Westlake Chemical Corp.                                        5,866     498,082       0.0%
    WestRock Co.                                                  17,964   1,101,732       0.1%
    WR Grace & Co.                                                 5,673     433,928       0.0%
                                                                         -----------       ---
Total Materials                                                           48,700,292       4.0%
                                                                         -----------       ---
Real Estate -- (0.2%)
*   CBRE Group, Inc. Class A                                      26,906   1,057,944       0.1%
    Colony NorthStar, Inc. Class A                                 5,300      65,084       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Real Estate -- (Continued)
*   Howard Hughes Corp. (The)                                      3,785 $   483,079       0.0%
    Jones Lang LaSalle, Inc.                                       4,863     629,710       0.1%
#   Realogy Holdings Corp.                                        18,336     592,803       0.0%
                                                                         -----------       ---
Total Real Estate                                                          2,828,620       0.2%
                                                                         -----------       ---
Telecommunication Services -- (2.2%)
    AT&T, Inc.                                                   410,018  13,797,106       1.1%
#   CenturyLink, Inc.                                             65,259   1,239,268       0.1%
*   Level 3 Communications, Inc.                                  11,024     591,217       0.1%
#*  Sprint Corp.                                                  54,103     353,834       0.0%
*   T-Mobile US, Inc.                                             19,096   1,141,368       0.1%
    Telephone & Data Systems, Inc.                                   394      11,485       0.0%
    Verizon Communications, Inc.                                 207,175   9,917,467       0.8%
*   Zayo Group Holdings, Inc.                                     13,337     480,932       0.1%
                                                                         -----------       ---
Total Telecommunication Services                                          27,532,677       2.3%
                                                                         -----------       ---
Utilities -- (2.5%)
    AES Corp.                                                     23,898     254,036       0.0%
    Alliant Energy Corp.                                           8,800     380,688       0.0%
    Ameren Corp.                                                   8,983     556,856       0.1%
    American Electric Power Co., Inc.                             18,849   1,402,554       0.1%
    American Water Works Co., Inc.                                 5,329     467,673       0.0%
    Aqua America, Inc.                                            12,572     446,055       0.0%
    Atmos Energy Corp.                                             4,044     352,799       0.0%
#   Avangrid, Inc.                                                 4,965     256,839       0.0%
*   Calpine Corp.                                                 52,167     779,375       0.1%
    CenterPoint Energy, Inc.                                      15,976     472,570       0.1%
    CMS Energy Corp.                                              10,635     514,415       0.1%
    Consolidated Edison, Inc.                                     11,682   1,005,236       0.1%
    Dominion Energy, Inc.                                         23,440   1,901,922       0.2%
    DTE Energy Co.                                                 6,721     742,402       0.1%
    Duke Energy Corp.                                             26,408   2,332,090       0.2%
    Edison International                                          12,186     974,271       0.1%
    Entergy Corp.                                                  6,045     521,442       0.1%
    Eversource Energy                                             11,488     719,608       0.1%
    Exelon Corp.                                                  35,330   1,420,619       0.1%
    FirstEnergy Corp.                                             12,743     419,882       0.0%
    Great Plains Energy, Inc.                                      8,464     277,873       0.0%
    MDU Resources Group, Inc.                                     14,003     382,982       0.0%
#   National Fuel Gas Co.                                          6,116     355,034       0.0%
    NextEra Energy, Inc.                                          18,345   2,844,759       0.2%
    NiSource, Inc.                                                15,254     402,248       0.0%
    NRG Energy, Inc.                                              44,331   1,108,275       0.1%
    NRG Yield, Inc. Class A                                        1,335      24,497       0.0%
    OGE Energy Corp.                                               7,149     263,369       0.0%
    ONE Gas, Inc.                                                    692      53,270       0.0%
    PG&E Corp.                                                    19,430   1,122,471       0.1%
    Pinnacle West Capital Corp.                                    3,915     343,385       0.0%
    PPL Corp.                                                     25,992     976,260       0.1%
    Public Service Enterprise Group, Inc.                         18,921     930,913       0.1%
    SCANA Corp.                                                    5,182     223,551       0.0%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS**
                                                                        --------- -------------- ---------------
Utilities -- (Continued)
           Sempra Energy                                                    9,107 $    1,070,072        0.1%
           Southern Co. (The)                                              35,794      1,868,447        0.2%
           UGI Corp.                                                        9,582        458,595        0.0%
           Vectren Corp.                                                    5,615        382,606        0.0%
           Vistra Energy Corp.                                             20,709        402,583        0.0%
           WEC Energy Group, Inc.                                          11,487        774,109        0.1%
           Westar Energy, Inc.                                              5,228        279,593        0.0%
           Xcel Energy, Inc.                                               19,500        965,640        0.1%
                                                                                  --------------      -----
Total Utilities                                                                       31,431,864        2.6%
                                                                                  --------------      -----
TOTAL COMMON STOCKS                                                                1,211,261,300       99.9%
                                                                                  --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)* Safeway Casa Ley Contingent Value Rights                         6,868          6,970        0.0%
(degrees)* Safeway PDC, LLC Contingent Value Rights                         6,868              2        0.0%
                                                                                  --------------      -----
TOTAL RIGHTS/WARRANTS                                                                      6,972        0.0%
                                                                                  --------------      -----
TOTAL INVESTMENT SECURITIES                                                        1,211,268,272
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
           State Street Institutional U.S. Government Money Market
             Fund, 0.960%                                               2,908,362      2,908,362        0.2%
                                                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (3.3%)
(S)@       DFA Short Term Investment Fund                               3,565,193     41,252,845        3.4%
                                                                                  --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $1,001,165,565)                               $1,255,429,479      103.5%
                                                                                  ==============      =====

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                -------------------------------------------------
                                   LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                -------------- ----------- ------- --------------
Common Stocks
   Consumer Discretionary       $  174,528,865          --   --    $  174,528,865
   Consumer Staples                 94,590,088          --   --        94,590,088
   Energy                           61,119,473          --   --        61,119,473
   Financials                      178,531,963          --   --       178,531,963
   Health Care                     162,697,643          --   --       162,697,643
   Industrials                     147,919,141          --   --       147,919,141
   Information Technology          281,380,674          --   --       281,380,674
   Materials                        48,700,292          --   --        48,700,292
   Real Estate                       2,828,620          --   --         2,828,620
   Telecommunication Services       27,532,677          --   --        27,532,677
   Utilities                        31,431,864          --   --        31,431,864
Rights/Warrants                             -- $     6,972   --             6,972
Temporary Cash Investments           2,908,362          --   --         2,908,362
Securities Lending Collateral               --  41,252,845   --        41,252,845
                                -------------- -----------   --    --------------
TOTAL                           $1,214,169,662 $41,259,817   --    $1,255,429,479
                                ============== ===========   ==    ==============

                         U.S.TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (85.5%)
Consumer Discretionary -- (13.5%)
*   1-800-Flowers.com, Inc. Class A                                494,740 $ 4,650,556       0.1%
    A.H. Belo Corp. Class A                                        155,729     755,286       0.0%
    Aaron's, Inc.                                                  501,140  18,441,952       0.2%
#   Abercrombie & Fitch Co. Class A                                639,625   8,590,164       0.1%
#   Adient P.L.C.                                                  101,424   8,556,129       0.1%
#   Adtalem Global Education, Inc.                                 543,314  20,075,452       0.2%
#   AMC Entertainment Holdings, Inc. Class A                       279,519   3,885,314       0.0%
    AMCON Distributing Co.                                             850      76,500       0.0%
#*  America's Car-Mart, Inc.                                        98,239   4,209,541       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 1,049,263  18,666,389       0.2%
#   American Eagle Outfitters, Inc.                              1,436,769  18,706,732       0.2%
*   American Public Education, Inc.                                160,407   3,208,140       0.0%
    Ark Restaurants Corp.                                           11,690     280,560       0.0%
#*  Ascena Retail Group, Inc.                                    1,641,608   3,184,720       0.0%
*   Ascent Capital Group, Inc. Class A                             107,095   1,204,819       0.0%
#*  AutoNation, Inc.                                               794,539  37,661,149       0.4%
#*  AV Homes, Inc.                                                  79,130   1,317,514       0.0%
*   Ballantyne Strong, Inc.                                        125,592     799,594       0.0%
#*  Barnes & Noble Education, Inc.                                 465,961   2,539,487       0.0%
#   Barnes & Noble, Inc.                                           800,715   5,605,005       0.1%
#   Bassett Furniture Industries, Inc.                              63,173   2,451,112       0.0%
    BBX Capital Corp.                                               10,686      86,450       0.0%
#   Beasley Broadcast Group, Inc. Class A                           32,588     307,957       0.0%
#*  Beazer Homes USA, Inc.                                          32,248     676,563       0.0%
#*  bebe stores, Inc.                                                  990       5,455       0.0%
#   Bed Bath & Beyond, Inc.                                        881,343  17,538,726       0.2%
#*  Belmond, Ltd. Class A                                          670,427   8,816,115       0.1%
#   Big 5 Sporting Goods Corp.                                     158,519   1,006,596       0.0%
#*  Biglari Holdings, Inc.                                           2,863   1,023,351       0.0%
*   BJ's Restaurants, Inc.                                         134,970   4,278,549       0.1%
#*  Bojangles', Inc.                                               120,703   1,478,612       0.0%
#*  Boot Barn Holdings, Inc.                                       129,038   1,061,983       0.0%
    Bowl America, Inc. Class A                                      14,256     210,133       0.0%
#   Boyd Gaming Corp.                                               50,714   1,482,370       0.0%
*   Bridgepoint Education, Inc.                                    216,244   2,093,242       0.0%
#*  Build-A-Bear Workshop, Inc.                                    171,524   1,337,887       0.0%
#   CalAtlantic Group, Inc.                                      1,269,551  62,639,646       0.6%
#   Caleres, Inc.                                                  436,312  11,924,407       0.1%
#   Callaway Golf Co.                                            1,061,898  15,323,188       0.2%
*   Cambium Learning Group, Inc.                                    27,466     168,092       0.0%
*   Career Education Corp.                                         160,241   1,711,374       0.0%
#   Carriage Services, Inc.                                        187,546   4,857,441       0.1%
#*  Carrols Restaurant Group, Inc.                                 260,464   2,930,220       0.0%
#   Cato Corp. (The) Class A                                       189,854   2,441,522       0.0%
*   Cavco Industries, Inc.                                         102,067  16,014,312       0.2%
*   Century Casinos, Inc.                                            4,989      41,159       0.0%
*   Century Communities, Inc.                                      107,127   3,058,476       0.0%
#   Cheesecake Factory, Inc. (The)                                 102,311   4,577,394       0.1%
#*  Cherokee, Inc.                                                 103,693     233,309       0.0%
    Chico's FAS, Inc.                                            1,227,928   9,811,145       0.1%
#*  Christopher & Banks Corp.                                      192,272     226,881       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Chuy's Holdings, Inc.                                          147,304 $ 3,314,340       0.0%
    Citi Trends, Inc.                                              135,080   2,939,341       0.0%
#*  Clarus Corp.                                                     1,859      13,571       0.0%
#   Columbia Sportswear Co.                                         32,926   2,053,924       0.0%
#*  Conn's, Inc.                                                   100,646   3,094,864       0.0%
#*  Container Store Group, Inc. (The)                               20,360      73,500       0.0%
#   Cooper Tire & Rubber Co.                                       605,965  19,875,652       0.2%
#*  Cooper-Standard Holdings, Inc.                                 167,354  18,656,624       0.2%
#   Core-Mark Holding Co., Inc.                                    241,477   8,224,707       0.1%
#*  Crocs, Inc.                                                    962,613   9,818,653       0.1%
    CSS Industries, Inc.                                            23,679     709,896       0.0%
    Culp, Inc.                                                      68,088   2,158,390       0.0%
    Dana, Inc.                                                     347,961  10,609,331       0.1%
#*  DavidsTea, Inc.                                                  2,280       9,690       0.0%
#*  Deckers Outdoor Corp.                                          377,961  25,792,059       0.3%
*   Del Frisco's Restaurant Group, Inc.                            193,584   2,690,818       0.0%
*   Del Taco Restaurants, Inc.                                     239,581   3,040,283       0.0%
*   Delta Apparel, Inc.                                             34,139     714,529       0.0%
#*  Destination Maternity Corp.                                     38,813      90,046       0.0%
#*  Destination XL Group, Inc.                                      18,973      37,946       0.0%
#   Dick's Sporting Goods, Inc.                                    417,406  10,213,925       0.1%
#   Dillard's, Inc. Class A                                        273,486  13,893,089       0.1%
#   DineEquity, Inc.                                                59,719   2,843,222       0.0%
*   Dixie Group, Inc. (The)                                         47,282     182,036       0.0%
    Dover Motorsports, Inc.                                         16,790      32,741       0.0%
#   Drive Shack, Inc.                                              195,048     711,925       0.0%
#   DSW, Inc. Class A                                              806,018  15,435,245       0.2%
*   El Pollo Loco Holdings, Inc.                                    78,502     902,773       0.0%
#*  Eldorado Resorts, Inc.                                          29,899     768,404       0.0%
*   Emerson Radio Corp.                                             86,891     125,123       0.0%
*   Emmis Communications Corp. Class A                               3,854      13,258       0.0%
#   Entercom Communications Corp. Class A                          107,365   1,186,383       0.0%
    Entravision Communications Corp. Class A                       160,802     836,170       0.0%
#*  Eros International P.L.C.                                       27,955     342,449       0.0%
#   Escalade, Inc.                                                  11,439     141,272       0.0%
#   Ethan Allen Interiors, Inc.                                    294,781   8,769,735       0.1%
*   EVINE Live, Inc.                                                38,586      44,374       0.0%
#*  EW Scripps Co. (The) Class A                                   636,175  11,031,274       0.1%
#*  Express, Inc.                                                  545,709   3,694,450       0.0%
#*  Fiesta Restaurant Group, Inc.                                  308,992   5,113,818       0.1%
#   Finish Line, Inc. (The) Class A                                236,110   2,188,740       0.0%
    Flanigan's Enterprises, Inc.                                     2,074      44,798       0.0%
    Flexsteel Industries, Inc.                                      47,487   2,387,171       0.0%
#   Foot Locker, Inc.                                              230,288   6,927,063       0.1%
#*  Fossil Group, Inc.                                             154,142   1,214,639       0.0%
*   Francesca's Holdings Corp.                                     357,611   2,313,743       0.0%
#   Fred's, Inc. Class A                                           266,785   1,176,522       0.0%
*   FTD Cos., Inc.                                                 221,770   2,395,116       0.0%
#*  G-III Apparel Group, Ltd.                                      464,912  11,780,870       0.1%
#   GameStop Corp. Class A                                       1,363,396  25,481,871       0.2%
    Gaming Partners International Corp.                             13,313     144,845       0.0%
#   Gannett Co., Inc.                                              755,493   6,572,789       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   Genesco, Inc.                                                  150,056 $ 3,676,372       0.0%
#   Gentex Corp.                                                   459,038   8,909,928       0.1%
*   Gentherm, Inc.                                                  59,650   1,998,275       0.0%
#*  Global Eagle Entertainment, Inc.                                22,205      53,958       0.0%
    Goodyear Tire & Rubber Co. (The)                                23,307     712,961       0.0%
    Graham Holdings Co. Class B                                     45,931  25,558,305       0.2%
#*  Gray Television, Inc.                                          401,465   6,250,810       0.1%
#*  Green Brick Partners, Inc.                                      84,626     918,192       0.0%
#   Group 1 Automotive, Inc.                                       165,440  12,998,621       0.1%
#   Guess?, Inc.                                                   675,562  10,950,860       0.1%
#*  Habit Restaurants, Inc. (The) Class A                           62,673     770,878       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                       40,358   1,564,680       0.0%
#   Hamilton Beach Brands Holding Co. Class B                       40,358   1,564,680       0.0%
*   Harte-Hanks, Inc.                                              325,974     339,013       0.0%
#   Haverty Furniture Cos., Inc.                                   127,488   3,040,589       0.0%
    Haverty Furniture Cos., Inc. Class A                               844      20,066       0.0%
#*  Helen of Troy, Ltd.                                            192,385  17,872,566       0.2%
#*  Hemisphere Media Group, Inc.                                    27,935     340,807       0.0%
#*  Hibbett Sports, Inc.                                           136,366   1,745,485       0.0%
    Hooker Furniture Corp.                                          80,602   3,820,535       0.0%
#*  Horizon Global Corp.                                            63,959   1,038,055       0.0%
#*  Houghton Mifflin Harcourt Co.                                   48,784     482,962       0.0%
#*  Iconix Brand Group, Inc.                                       721,827   1,183,796       0.0%
    ILG, Inc.                                                      450,921  13,378,826       0.1%
*   IMAX Corp.                                                     151,288   3,668,734       0.0%
    Insignia Systems, Inc.                                           3,334       4,134       0.0%
#   International Game Technology P.L.C.                           588,039  13,818,916       0.1%
    International Speedway Corp. Class A                            21,742     844,677       0.0%
*   J Alexander's Holdings, Inc.                                    22,400     235,200       0.0%
#*  JAKKS Pacific, Inc.                                             54,360     149,490       0.0%
#*  JC Penney Co., Inc.                                          1,364,157   3,819,640       0.0%
#   John Wiley & Sons, Inc. Class A                                109,207   5,968,163       0.1%
    Johnson Outdoors, Inc. Class A                                  37,566   2,825,339       0.0%
*   K12, Inc.                                                      321,839   5,220,229       0.1%
#   KB Home                                                        107,878   2,959,094       0.0%
*   Kirkland's, Inc.                                               154,804   1,811,207       0.0%
#   Kohl's Corp.                                                 1,549,785  64,719,022       0.6%
#*  Kona Grill, Inc.                                                11,732      39,302       0.0%
*   La Quinta Holdings, Inc.                                       625,633  11,023,653       0.1%
    La-Z-Boy, Inc.                                                 571,082  15,390,660       0.2%
*   Lakeland Industries, Inc.                                       52,507     832,236       0.0%
#*  Lands' End, Inc.                                                12,569     137,002       0.0%
#   Lennar Corp. Class B                                            30,135   1,444,973       0.0%
#*  LGI Homes, Inc.                                                 38,288   2,309,915       0.0%
#   Libbey, Inc.                                                   246,218   1,684,131       0.0%
*   Liberty Expedia Holdings, Inc. Class A                          10,956     505,072       0.0%
    Liberty Tax, Inc.                                               22,300     291,015       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A                     548,970   5,928,876       0.1%
    Lifetime Brands, Inc.                                           68,563   1,278,700       0.0%
*   Lincoln Educational Services Corp.                              11,206      24,877       0.0%
#   Lithia Motors, Inc. Class A                                    118,847  13,451,103       0.1%
*   Luby's, Inc.                                                   143,405     345,606       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   M/I Homes, Inc.                                                154,973 $ 5,176,098       0.1%
#   Macy's, Inc.                                                 1,597,776  29,974,278       0.3%
*   Madison Square Garden Co. (The) Class A                        162,045  36,085,801       0.3%
    Marcus Corp. (The)                                             121,676   3,303,503       0.0%
#*  MarineMax, Inc.                                                229,836   4,263,458       0.1%
#   Marriott Vacations Worldwide Corp.                             289,641  38,122,548       0.4%
#*  McClatchy Co. (The) Class A                                     22,317     219,822       0.0%
#   MDC Holdings, Inc.                                             338,558  12,540,188       0.1%
#   Meredith Corp.                                                 335,974  17,806,622       0.2%
#*  Meritage Homes Corp.                                           267,052  13,005,432       0.1%
*   Modine Manufacturing Co.                                       338,173   7,118,542       0.1%
*   Monarch Casino & Resort, Inc.                                   13,813     616,198       0.0%
#   Monro, Inc.                                                     44,095   2,176,088       0.0%
#*  Motorcar Parts of America, Inc.                                232,261   6,714,666       0.1%
#   Movado Group, Inc.                                              96,220   2,665,294       0.0%
*   Nautilus, Inc.                                                  18,038     234,494       0.0%
*   New Home Co., Inc. (The)                                        16,869     196,186       0.0%
    New Media Investment Group, Inc.                               186,429   2,977,271       0.0%
#*  New York & Co., Inc.                                           202,202     347,787       0.0%
#   New York Times Co. (The) Class A                             1,090,900  20,836,190       0.2%
    News Corp. Class A                                           1,090,589  14,897,446       0.1%
    News Corp. Class B                                             203,351   2,826,579       0.0%
#   Nexstar Media Group, Inc. Class A                              243,836  15,556,737       0.2%
    Office Depot, Inc.                                           3,864,913  11,981,230       0.1%
#*  Overstock.com, Inc.                                            367,360  16,861,824       0.2%
#   Oxford Industries, Inc.                                         80,839   5,222,199       0.1%
    P&F Industries, Inc. Class A                                     1,458      11,008       0.0%
#*  Papa Murphy's Holdings, Inc.                                     2,180      12,099       0.0%
#*  Party City Holdco, Inc.                                         96,805   1,079,376       0.0%
    Peak Resorts, Inc.                                               2,100       9,660       0.0%
#   Penske Automotive Group, Inc.                                  730,052  34,035,024       0.3%
*   Perry Ellis International, Inc.                                108,954   2,537,539       0.0%
*   PICO Holdings, Inc.                                            152,801   2,887,939       0.0%
#   Pier 1 Imports, Inc.                                         1,068,458   4,444,785       0.1%
#*  Potbelly Corp.                                                 286,650   3,454,132       0.0%
    PulteGroup, Inc.                                             3,041,882  91,956,093       0.9%
#   Ralph Lauren Corp.                                             114,538  10,243,133       0.1%
    RCI Hospitality Holdings, Inc.                                  69,237   1,907,479       0.0%
*   Reading International, Inc. Class A                            120,798   1,890,489       0.0%
#*  Red Lion Hotels Corp.                                          151,852   1,336,298       0.0%
#*  Red Robin Gourmet Burgers, Inc.                                 92,288   6,312,499       0.1%
#*  Regis Corp.                                                    374,771   5,595,331       0.1%
    Rocky Brands, Inc.                                              47,189     863,559       0.0%
*   Ruby Tuesday, Inc.                                             639,173   1,514,840       0.0%
    Saga Communications, Inc. Class A                               20,113     879,944       0.0%
#   Salem Media Group, Inc.                                         76,849     491,834       0.0%
#   Scholastic Corp.                                               227,705   8,411,423       0.1%
#*  Sequential Brands Group, Inc.                                    5,331      13,861       0.0%
*   Shiloh Industries, Inc.                                        229,080   2,125,862       0.0%
#   Shoe Carnival, Inc.                                            109,362   2,052,725       0.0%
*   Shutterfly, Inc.                                                15,889     678,460       0.0%
#   Signet Jewelers, Ltd.                                          485,018  31,802,630       0.3%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Consumer Discretionary -- (Continued)
#   Sinclair Broadcast Group, Inc. Class A                          58,366 $    1,850,202       0.0%
*   Skechers U.S.A., Inc. Class A                                  254,156      8,112,660       0.1%
#*  Skyline Corp.                                                   29,533        368,867       0.0%
#   Sonic Automotive, Inc. Class A                                 285,497      5,667,115       0.1%
    Speedway Motorsports, Inc.                                     242,499      4,837,855       0.1%
#   Stage Stores, Inc.                                             177,385        294,459       0.0%
    Standard Motor Products, Inc.                                  240,231     10,490,888       0.1%
#   Stein Mart, Inc.                                                42,702         45,691       0.0%
*   Steven Madden, Ltd.                                             39,003      1,521,117       0.0%
*   Stoneridge, Inc.                                               256,031      5,822,145       0.1%
    Strattec Security Corp.                                         26,168      1,207,653       0.0%
    Superior Industries International, Inc.                        170,453      2,650,544       0.0%
    Superior Uniform Group, Inc.                                    53,380      1,252,829       0.0%
*   Sypris Solutions, Inc.                                          58,417         82,368       0.0%
*   Tandy Leather Factory, Inc.                                     74,640        585,924       0.0%
*   Taylor Morrison Home Corp. Class A                             610,635     14,746,835       0.1%
    TEGNA, Inc.                                                    958,750     11,725,512       0.1%
#   Tile Shop Holdings, Inc.                                       154,266      1,318,974       0.0%
#   Tilly's, Inc. Class A                                          138,401      1,648,356       0.0%
    Time, Inc.                                                     941,639     10,923,012       0.1%
#   Toll Brothers, Inc.                                          1,935,113     89,092,603       0.8%
*   TopBuild Corp.                                                 163,894     10,815,365       0.1%
    Tower International, Inc.                                      213,941      6,503,806       0.1%
*   Townsquare Media, Inc. Class A                                  21,024        219,491       0.0%
*   Trans World Entertainment Corp.                                 56,939        102,490       0.0%
#*  TravelCenters of America LLC                                    63,610        311,689       0.0%
#*  TRI Pointe Group, Inc.                                       1,716,547     30,365,716       0.3%
    Tribune Media Co. Class A                                       52,266      2,139,247       0.0%
#*  Tuesday Morning Corp.                                          347,267      1,076,528       0.0%
*   Unifi, Inc.                                                    112,730      4,289,376       0.1%
*   Universal Technical Institute, Inc.                             32,013        106,603       0.0%
#*  Urban One, Inc.                                                 26,961         47,182       0.0%
#*  Urban Outfitters, Inc.                                         909,746     22,306,972       0.2%
*   Vera Bradley, Inc.                                             349,517      2,516,522       0.0%
#*  Vista Outdoor, Inc.                                            550,330     11,507,400       0.1%
#*  Vitamin Shoppe, Inc.                                           309,308      1,422,817       0.0%
#*  VOXX International Corp.                                       178,283      1,194,496       0.0%
#   Weyco Group, Inc.                                               33,846        920,273       0.0%
#*  William Lyon Homes Class A                                     212,343      5,892,518       0.1%
#   Winnebago Industries, Inc.                                     338,946     16,659,196       0.2%
#   Wolverine World Wide, Inc.                                     946,942     25,851,517       0.3%
*   ZAGG, Inc.                                                     168,689      2,639,983       0.0%
#*  Zoe's Kitchen, Inc.                                             39,619        486,521       0.0%
#*  Zumiez, Inc.                                                   190,694      3,365,749       0.0%
                                                                           --------------      ----
Total Consumer Discretionary                                                1,688,240,422      15.7%
                                                                           --------------      ----
Consumer Staples -- (2.2%)
#   Alico, Inc.                                                     25,459        837,601       0.0%
*   Alliance One International, Inc.                                86,894        929,766       0.0%
    Andersons, Inc. (The)                                          203,765      7,630,999       0.1%
#   B&G Foods, Inc.                                                 18,900        601,020       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                                          OF NET
                                                                  SHARES      VALUE+     ASSETS**
                                                                 --------- ------------ ----------
Consumer Staples -- (Continued)
*   Bridgford Foods Corp.                                            1,048 $     13,582    0.0%
*   CCA Industries, Inc.                                            20,184       60,451    0.0%
#*  Central Garden & Pet Co.                                        79,683    3,042,297    0.0%
*   Central Garden & Pet Co. Class A                               236,044    8,712,384    0.1%
#*  Chefs' Warehouse, Inc. (The)                                   205,277    4,095,276    0.0%
#*  Craft Brew Alliance, Inc.                                      225,218    4,110,229    0.1%
*   Darling Ingredients, Inc.                                    1,378,021   25,148,883    0.2%
#   Dean Foods Co.                                                 883,367    8,612,828    0.1%
#*  Farmer Brothers Co.                                            115,783    3,930,833    0.0%
#   Flowers Foods, Inc.                                             85,003    1,617,607    0.0%
#   Fresh Del Monte Produce, Inc.                                  346,138   15,406,602    0.2%
#*  Hostess Brands, Inc.                                           415,544    4,791,222    0.1%
    Ingles Markets, Inc. Class A                                   117,207    2,730,923    0.0%
    Inter Parfums, Inc.                                            205,720    9,524,836    0.1%
#*  Inventure Foods, Inc.                                           12,899       51,596    0.0%
#   John B. Sanfilippo & Son, Inc.                                  41,718    2,455,104    0.0%
*   Landec Corp.                                                   162,576    2,154,132    0.0%
    Limoneira Co.                                                   41,019      957,794    0.0%
    Mannatech, Inc.                                                  5,132       73,901    0.0%
*   Natural Alternatives International, Inc.                        39,500      418,700    0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                        77,168      378,895    0.0%
    Nature's Sunshine Products, Inc.                                 4,308       42,649    0.0%
    Oil-Dri Corp. of America                                        30,076    1,263,493    0.0%
    Omega Protein Corp.                                            135,194    2,960,749    0.0%
#   Orchids Paper Products Co.                                      60,361      741,233    0.0%
*   Performance Food Group Co.                                      43,627    1,234,644    0.0%
#*  Post Holdings, Inc.                                            613,765   50,899,531    0.5%
#   Sanderson Farms, Inc.                                          225,582   33,740,300    0.3%
    Seaboard Corp.                                                   2,001    8,804,640    0.1%
*   Seneca Foods Corp. Class A                                      55,050    1,981,800    0.0%
*   Seneca Foods Corp. Class B                                         189        7,154    0.0%
#*  Smart & Final Stores, Inc.                                     137,628      825,768    0.0%
    SpartanNash Co.                                                217,788    5,346,695    0.1%
#*  SUPERVALU, Inc.                                                268,692    4,376,993    0.1%
#*  TreeHouse Foods, Inc.                                          104,848    6,959,810    0.1%
#*  United Natural Foods, Inc.                                     626,248   24,279,635    0.2%
#   Universal Corp.                                                234,662   13,457,866    0.1%
#   Village Super Market, Inc. Class A                              41,738    1,001,295    0.0%
#   Weis Markets, Inc.                                              94,573    3,672,270    0.0%
                                                                           ------------    ---
Total Consumer Staples                                                      269,883,986    2.5%
                                                                           ------------    ---
Energy -- (8.3%)
*   Abraxas Petroleum Corp.                                         21,352       45,480    0.0%
    Adams Resources & Energy, Inc.                                  25,853    1,110,128    0.0%
#*  Antero Resources Corp.                                       1,384,032   26,850,221    0.3%
#*  Approach Resources, Inc.                                        28,800       67,104    0.0%
#   Arch Coal, Inc. Class A                                        105,814    8,086,306    0.1%
    Archrock, Inc.                                                 549,977    6,599,724    0.1%
#*  Ardmore Shipping Corp.                                          61,487      510,342    0.0%
*   Barnwell Industries, Inc.                                       21,188       42,376    0.0%
#*  Basic Energy Services, Inc.                                    223,547    4,216,096    0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Energy -- (Continued)
#*  Bill Barrett Corp.                                             619,372 $ 3,053,504       0.0%
#*  Bonanza Creek Energy, Inc.                                      45,769   1,548,365       0.0%
#   Bristow Group, Inc.                                            325,410   3,071,870       0.0%
#*  Callon Petroleum Co.                                         2,171,333  24,080,083       0.2%
#*  CARBO Ceramics, Inc.                                             4,214      34,892       0.0%
#*  Carrizo Oil & Gas, Inc.                                         33,331     589,625       0.0%
#*  Clean Energy Fuels Corp.                                       775,173   1,821,657       0.0%
#*  Cloud Peak Energy, Inc.                                        715,845   3,042,341       0.0%
#*  CONSOL Energy, Inc.                                          3,021,349  48,734,359       0.5%
*   Contango Oil & Gas Co.                                         233,802     932,870       0.0%
#   CVR Energy, Inc.                                               214,969   5,900,899       0.1%
#*  Dawson Geophysical Co.                                         204,448     903,660       0.0%
    Delek US Holdings, Inc.                                        596,655  15,542,863       0.2%
#*  Denbury Resources, Inc.                                         92,116     113,303       0.0%
#   DHT Holdings, Inc.                                             883,650   3,481,581       0.0%
#*  Diamond Offshore Drilling, Inc.                                922,240  15,429,075       0.1%
#*  Dorian LPG, Ltd.                                               123,528     883,225       0.0%
#*  Dril-Quip, Inc.                                                433,509  18,250,729       0.2%
#*  Earthstone Energy, Inc. Class A                                    882       7,100       0.0%
#*  Eclipse Resources Corp.                                        264,046     586,182       0.0%
*   ENGlobal Corp.                                                  46,727      58,876       0.0%
#   EnLink Midstream LLC                                           181,446   2,812,413       0.0%
#   Ensco P.L.C. Class A                                         3,132,272  16,882,946       0.2%
#*  EP Energy Corp. Class A                                        103,499     279,447       0.0%
*   Era Group, Inc.                                                177,103   1,905,628       0.0%
*   Exterran Corp.                                                 201,725   6,509,666       0.1%
#*  Forum Energy Technologies, Inc.                              1,000,150  14,402,160       0.1%
    Frank's International NV                                        48,531     320,790       0.0%
#   GasLog, Ltd.                                                   300,627   5,185,816       0.1%
#*  Geospace Technologies Corp.                                     71,411   1,072,593       0.0%
#   Green Plains, Inc.                                             309,111   5,687,642       0.1%
#   Gulf Island Fabrication, Inc.                                  130,533   1,716,509       0.0%
*   Gulfport Energy Corp.                                        1,558,738  21,354,711       0.2%
*   Halcon Resources Corp.                                         308,014   2,026,732       0.0%
    Hallador Energy Co.                                             42,174     218,461       0.0%
#*  Helix Energy Solutions Group, Inc.                           1,365,106   9,310,023       0.1%
#   Helmerich & Payne, Inc.                                        811,786  44,088,098       0.4%
#   HollyFrontier Corp.                                          1,989,315  73,505,189       0.7%
#*  Hornbeck Offshore Services, Inc.                               175,386     654,190       0.0%
*   Independence Contract Drilling, Inc.                            79,011     255,996       0.0%
*   International Seaways, Inc.                                     42,990     865,819       0.0%
#*  ION Geophysical Corp.                                            9,991      77,930       0.0%
*   Lonestar Resources US Inc. Class A                               8,600      30,014       0.0%
#*  Matador Resources Co.                                          478,408  12,701,732       0.1%
#*  Matrix Service Co.                                             250,511   3,532,205       0.0%
#*  McDermott International, Inc.                                2,755,274  18,239,914       0.2%
*   Mitcham Industries, Inc.                                        90,708     295,708       0.0%
#   Murphy Oil Corp.                                             1,745,163  46,683,110       0.4%
#   Nabors Industries, Ltd.                                      1,923,397  10,828,725       0.1%
#   NACCO Industries, Inc. Class A                                  42,098   1,751,277       0.0%
*   Natural Gas Services Group, Inc.                                78,488   2,181,966       0.0%
#*  Newpark Resources, Inc.                                        947,862   8,293,792       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Energy -- (Continued)
#*  Noble Corp. P.L.C.                                           1,754,035 $    7,296,786       0.1%
#   Nordic American Offshore, Ltd.                                     123            161       0.0%
*   Oasis Petroleum, Inc.                                        2,244,692     21,212,339       0.2%
#   Oceaneering International, Inc.                                765,639     15,481,221       0.2%
#*  Oil States International, Inc.                                 383,636      8,842,810       0.1%
#*  Overseas Shipholding Group, Inc. Class A                       206,509        489,426       0.0%
#*  Pacific Ethanol, Inc.                                          325,458      1,562,198       0.0%
    Panhandle Oil and Gas, Inc. Class A                             42,628      1,029,466       0.0%
#*  Par Pacific Holdings, Inc.                                      53,940      1,132,201       0.0%
#*  Parker Drilling Co.                                            762,687        800,821       0.0%
#   Patterson-UTI Energy, Inc.                                   1,883,823     37,262,019       0.4%
#   PBF Energy, Inc. Class A                                     1,260,499     36,516,656       0.3%
#*  PDC Energy, Inc.                                               493,016     25,109,305       0.2%
*   Peabody Energy Corp.                                            12,090        373,460       0.0%
*   Penn Virginia Corp.                                             10,476        408,250       0.0%
*   PHI, Inc. Non-Voting                                           118,528      1,385,592       0.0%
#*  Pioneer Energy Services Corp.                                  910,735      1,730,397       0.0%
*   PrimeEnergy Corp.                                                  148          7,378       0.0%
*   QEP Resources, Inc.                                          1,309,533     11,720,320       0.1%
#   Range Resources Corp.                                        1,098,189     19,888,203       0.2%
#*  Renewable Energy Group, Inc.                                   432,565      5,234,036       0.1%
#*  REX American Resources Corp.                                    48,555      4,281,580       0.0%
*   Rice Energy, Inc.                                            1,522,977     43,176,398       0.4%
*   RigNet, Inc.                                                    36,098        629,910       0.0%
#*  Ring Energy, Inc.                                               94,075      1,205,101       0.0%
#*  Rowan Cos. P.L.C. Class A                                      891,148     12,770,151       0.1%
#*  RSP Permian, Inc.                                            1,213,663     41,762,144       0.4%
#*  SandRidge Energy, Inc.                                          62,336      1,170,047       0.0%
#   Scorpio Tankers, Inc.                                        2,198,725      7,827,461       0.1%
#*  SEACOR Holdings, Inc.                                          154,753      7,304,342       0.1%
#*  SEACOR Marine Holdings, Inc.                                   105,929      1,498,895       0.0%
#   SemGroup Corp. Class A                                         619,289     16,132,478       0.2%
    Ship Finance International, Ltd.                               271,698      4,048,300       0.0%
*   SilverBow Resources, Inc.                                        6,328        142,317       0.0%
#   SM Energy Co.                                                1,519,196     32,404,451       0.3%
#*  SRC Energy, Inc.                                             1,483,018     14,147,992       0.1%
*   Stone Energy Corp.                                                 673         19,800       0.0%
#*  Superior Energy Services, Inc.                               1,940,135     17,111,991       0.2%
#   Teekay Tankers, Ltd. Class A                                   691,927      1,024,052       0.0%
#*  Tesco Corp.                                                    613,745      2,362,918       0.0%
#*  TETRA Technologies, Inc.                                       589,775      1,674,961       0.0%
#*  Transocean, Ltd.                                             4,612,056     48,426,588       0.5%
#*  Unit Corp.                                                     387,227      7,248,889       0.1%
#   US Silica Holdings, Inc.                                       360,849     11,009,503       0.1%
#*  Westwater Resources, Inc.                                       25,596         21,529       0.0%
#*  Whiting Petroleum Corp.                                      3,570,163     21,456,680       0.2%
*   Willbros Group, Inc.                                           529,470      1,620,178       0.0%
    World Fuel Services Corp.                                      290,741      8,082,600       0.1%
#*  WPX Energy, Inc.                                             1,317,128     14,857,204       0.1%
                                                                           --------------       ---
Total Energy                                                                1,030,167,543       9.6%
                                                                           --------------       ---

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (20.8%)
    1st Constitution Bancorp                                         1,062 $    19,063       0.0%
    1st Source Corp.                                               153,681   7,885,372       0.1%
    A-Mark Precious Metals, Inc.                                    29,648     460,433       0.0%
    Access National Corp.                                            3,315      96,467       0.0%
#*  Allegiance Bancshares, Inc.                                     11,619     455,465       0.0%
*   Ambac Financial Group, Inc.                                    252,781   4,115,275       0.0%
    American Equity Investment Life Holding Co.                    664,341  19,604,703       0.2%
    American Financial Group, Inc.                                 141,565  14,933,692       0.1%
    American National Bankshares, Inc.                              37,383   1,463,544       0.0%
    American National Insurance Co.                                 80,905   9,848,566       0.1%
    American River Bankshares                                       10,872     165,254       0.0%
    AmeriServ Financial, Inc.                                      100,748     413,067       0.0%
#   Amtrust Financial Services, Inc.                               469,509   5,897,033       0.1%
*   Anchor Bancorp, Inc.                                             1,550      38,673       0.0%
    Argo Group International Holdings, Ltd.                        206,126  12,975,632       0.1%
    Arrow Financial Corp.                                           33,185   1,171,431       0.0%
    Aspen Insurance Holdings, Ltd.                                 490,833  21,056,736       0.2%
    Associated Banc-Corp                                         1,434,785  36,300,060       0.3%
#   Associated Capital Group, Inc. Class A                           3,133     116,234       0.0%
    Assurant, Inc.                                                 583,134  58,692,437       0.6%
    Assured Guaranty, Ltd.                                       1,438,096  53,353,362       0.5%
*   Asta Funding, Inc.                                               7,105      50,801       0.0%
    Atlantic American Corp.                                            864       3,067       0.0%
*   Atlantic Capital Bancshares, Inc.                               27,467     451,832       0.0%
#*  Atlantic Coast Financial Corp.                                   7,633      66,560       0.0%
*   Atlanticus Holdings Corp.                                       64,328     146,025       0.0%
*   Atlas Financial Holdings, Inc.                                  29,893     590,387       0.0%
    Auburn National Bancorporation, Inc.                               692      23,909       0.0%
    Axis Capital Holdings, Ltd.                                    898,734  48,882,142       0.5%
    Baldwin & Lyons, Inc. Class A                                      453      10,193       0.0%
    Baldwin & Lyons, Inc. Class B                                   37,975     871,526       0.0%
#   Banc of California, Inc.                                       234,771   4,941,930       0.1%
    BancFirst Corp.                                                 98,170   5,364,990       0.1%
#   Bancorp of New Jersey, Inc.                                        525       9,188       0.0%
*   Bancorp, Inc. (The)                                            520,362   4,376,244       0.0%
#   BancorpSouth, Inc.                                             474,057  14,980,201       0.1%
    Bank Mutual Corp.                                              296,605   3,136,598       0.0%
#   Bank of Commerce Holdings                                       25,374     304,488       0.0%
#   Bank of Marin Bancorp                                           21,425   1,451,544       0.0%
    BankFinancial Corp.                                            116,939   1,852,314       0.0%
    BankUnited, Inc.                                                 6,602     230,080       0.0%
    Bankwell Financial Group, Inc.                                   2,989     109,397       0.0%
    Banner Corp.                                                   161,738   9,270,822       0.1%
    Bar Harbor Bankshares                                            8,905     269,198       0.0%
    BCB Bancorp, Inc.                                               23,306     327,449       0.0%
    Bear State Financial, Inc.                                       6,812      69,891       0.0%
    Beneficial Bancorp, Inc.                                       472,989   7,804,318       0.1%
    Berkshire Hills Bancorp, Inc.                                  362,407  13,880,188       0.1%
    Blue Capital Reinsurance Holdings, Ltd.                          2,152      28,514       0.0%
    Blue Hills Bancorp, Inc.                                        43,148     936,312       0.0%
#   BOK Financial Corp.                                            169,390  14,647,153       0.1%
    Boston Private Financial Holdings, Inc.                        820,550  13,046,745       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Bridge Bancorp, Inc.                                            71,822 $ 2,549,681       0.0%
    Brookline Bancorp, Inc.                                        488,695   7,525,903       0.1%
#   Bryn Mawr Bank Corp.                                           140,297   6,152,023       0.1%
#*  BSB Bancorp, Inc.                                               13,774     411,843       0.0%
    C&F Financial Corp.                                             11,827     685,966       0.0%
    California First National Bancorp                                4,450      68,530       0.0%
    Camden National Corp.                                           62,036   2,678,094       0.0%
#   Capital Bank Financial Corp. Class A                           203,189   8,249,473       0.1%
    Capital City Bank Group, Inc.                                   74,113   1,827,627       0.0%
    Capitol Federal Financial, Inc.                              1,570,907  21,662,808       0.2%
#   Carolina Financial Corp.                                        34,916   1,286,655       0.0%
    CenterState Banks Corp.                                        105,035   2,798,132       0.0%
    Central Pacific Financial Corp.                                206,075   6,413,054       0.1%
    Central Valley Community Bancorp                                 9,341     188,688       0.0%
    Century Bancorp, Inc. Class A                                   10,518     893,504       0.0%
    Charter Financial Corp.                                         16,406     314,503       0.0%
#   Chemical Financial Corp.                                       459,689  24,221,013       0.2%
    Chemung Financial Corp.                                          1,650      77,946       0.0%
#   CIT Group, Inc.                                                108,365   5,051,976       0.1%
#   Citizens & Northern Corp.                                       16,866     412,036       0.0%
    Citizens Community Bancorp, Inc.                                 6,617      90,057       0.0%
    Citizens Holding Co.                                             1,603      39,274       0.0%
#*  Citizens, Inc.                                                  90,495     685,952       0.0%
#   City Holding Co.                                                46,390   3,270,031       0.0%
    Civista Bancshares, Inc.                                           700      15,799       0.0%
#   Clifton Bancorp, Inc.                                          121,390   2,067,272       0.0%
    CNB Financial Corp.                                             53,360   1,534,100       0.0%
#   CNO Financial Group, Inc.                                    1,174,038  28,141,691       0.3%
    CoBiz Financial, Inc.                                              277       5,662       0.0%
#   Codorus Valley Bancorp, Inc.                                     7,511     237,637       0.0%
#   Columbia Banking System, Inc.                                  527,499  22,951,481       0.2%
#   Community Bank System, Inc.                                    323,227  17,871,221       0.2%
#*  Community Bankers Trust Corp.                                    7,300      63,145       0.0%
    Community Financial Corp. (The)                                  1,101      39,867       0.0%
    Community Trust Bancorp, Inc.                                   99,035   4,783,390       0.1%
    Community West Bancshares                                        5,040      52,668       0.0%
    ConnectOne Bancorp, Inc.                                       179,985   4,832,597       0.1%
#*  Consumer Portfolio Services, Inc.                              177,797     773,417       0.0%
#*  Cowen, Inc.                                                    160,150   2,402,250       0.0%
#*  Customers Bancorp, Inc.                                        307,394   8,404,152       0.1%
#   Dime Community Bancshares, Inc.                                381,804   8,418,778       0.1%
    Donegal Group, Inc. Class A                                    115,991   1,988,086       0.0%
    Eagle Bancorp Montana, Inc.                                        600      11,940       0.0%
    EMC Insurance Group, Inc.                                      102,921   3,032,053       0.0%
    Employers Holdings, Inc.                                       250,590  11,953,143       0.1%
#*  Encore Capital Group, Inc.                                     152,125   7,066,206       0.1%
*   Enova International, Inc.                                      282,422   4,193,967       0.0%
#*  Enstar Group, Ltd.                                              38,707   8,817,455       0.1%
#   Enterprise Bancorp, Inc.                                        16,238     586,192       0.0%
    Enterprise Financial Services Corp.                              7,873     343,263       0.0%
*   Equity Bancshares, Inc. Class A                                 23,258     792,865       0.0%
#   ESSA Bancorp, Inc.                                              34,394     556,151       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#   Evans Bancorp, Inc.                                              2,149 $    93,589       0.0%
#*  Ezcorp, Inc. Class A                                           473,297   4,851,294       0.1%
    Farmers Capital Bank Corp.                                      28,211   1,173,578       0.0%
    Farmers National Banc Corp.                                     67,585     979,983       0.0%
#   FBL Financial Group, Inc. Class A                              143,490  11,098,951       0.1%
#*  FCB Financial Holdings, Inc. Class A                           131,910   6,160,197       0.1%
    Federal Agricultural Mortgage Corp. Class A                        300      21,975       0.0%
#   Federal Agricultural Mortgage Corp. Class C                     65,632   4,872,520       0.1%
    Federated National Holding Co.                                 120,741   1,852,167       0.0%
#   Fidelity & Guaranty Life                                        35,572   1,106,289       0.0%
    Fidelity Southern Corp.                                        217,652   4,773,108       0.1%
    Financial Institutions, Inc.                                   117,140   3,842,192       0.0%
*   First Acceptance Corp.                                          86,504      86,937       0.0%
#   First American Financial Corp.                                 434,037  23,620,294       0.2%
*   First BanCorp(318672706)                                     1,245,315   6,413,372       0.1%
    First Bancorp(318910106)                                       109,943   4,034,908       0.0%
#   First Bancorp, Inc.                                             53,128   1,658,125       0.0%
#   First Bancshares, Inc. (The)                                     6,419     204,766       0.0%
    First Bank                                                       5,182      66,848       0.0%
    First Busey Corp.                                              141,739   4,410,918       0.0%
#   First Business Financial Services, Inc.                         18,823     418,435       0.0%
#   First Citizens BancShares, Inc. Class A                         29,817  12,075,885       0.1%
    First Commonwealth Financial Corp.                             533,796   7,772,070       0.1%
    First Community Bancshares, Inc.                                86,426   2,581,545       0.0%
    First Connecticut Bancorp, Inc.                                 44,078   1,163,659       0.0%
    First Defiance Financial Corp.                                  58,769   3,185,280       0.0%
#   First Financial Bancorp                                        473,553  12,927,997       0.1%
    First Financial Corp.                                           42,280   2,008,300       0.0%
    First Financial Northwest, Inc.                                 83,546   1,389,370       0.0%
#*  First Foundation, Inc.                                          60,244   1,115,116       0.0%
    First Internet Bancorp                                          15,763     594,265       0.0%
    First Interstate Bancsystem, Inc. Class A                      341,038  13,402,793       0.1%
    First Merchants Corp.                                          250,626  10,776,918       0.1%
    First Mid-Illinois Bancshares, Inc.                              5,590     215,774       0.0%
#   First Midwest Bancorp, Inc.                                    935,625  21,603,581       0.2%
*   First Northwest Bancorp                                            600      10,152       0.0%
#   First of Long Island Corp. (The)                                 2,178      68,716       0.0%
#   First South Bancorp, Inc.                                        6,484     120,927       0.0%
*   First United Corp.                                               6,534     114,345       0.0%
    FirstCash, Inc.                                                172,336  11,003,654       0.1%
#*  Flagstar Bancorp, Inc.                                         377,618  14,111,585       0.1%
#   Flushing Financial Corp.                                       183,431   5,499,261       0.1%
    FNB Bancorp                                                        901      31,130       0.0%
#   FNB Corp.                                                    1,706,504  23,020,739       0.2%
*   FNFV Group                                                      52,843     911,542       0.0%
#*  Franklin Financial Network, Inc.                                48,696   1,670,273       0.0%
    FS Bancorp, Inc.                                                 3,787     205,558       0.0%
#   Fulton Financial Corp.                                       1,680,278  30,581,060       0.3%
#   Gain Capital Holdings, Inc.                                    249,038   1,837,900       0.0%
*   Genworth Financial, Inc. Class A                               548,416   1,815,257       0.0%
#   German American Bancorp, Inc.                                    9,169     329,901       0.0%
*   Global Indemnity, Ltd.                                          86,553   3,632,629       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                                         OF NET
                                                                  SHARES     VALUE+     ASSETS**
                                                                 --------- ----------- ----------
Financials -- (Continued)
    Great Southern Bancorp, Inc.                                    87,449 $ 4,700,384    0.1%
#   Great Western Bancorp, Inc.                                    336,683  13,665,963    0.1%
#*  Green Bancorp, Inc.                                             45,967   1,018,169    0.0%
*   Green Dot Corp. Class A                                        435,527  24,659,539    0.2%
#   Greenhill & Co., Inc.                                          173,223   3,169,981    0.0%
*   Greenlight Capital Re, Ltd. Class A                            289,520   6,383,916    0.1%
    Guaranty Bancorp                                                63,559   1,808,254    0.0%
    Guaranty Federal Bancshares, Inc.                                  348       7,357    0.0%
*   Hallmark Financial Services, Inc.                              118,607   1,374,655    0.0%
    Hancock Holding Co.                                            748,683  36,498,296    0.3%
    Hanmi Financial Corp.                                          305,470   9,393,202    0.1%
    Hanover Insurance Group, Inc. (The)                            326,792  32,149,797    0.3%
#*  HarborOne Bancorp, Inc.                                          5,184     101,140    0.0%
#   Hawthorn Bancshares, Inc.                                          625      12,531    0.0%
#   HCI Group, Inc.                                                127,516   4,776,749    0.1%
    Heartland Financial USA, Inc.                                  111,364   5,484,677    0.1%
    Heritage Commerce Corp.                                        183,055   2,815,386    0.0%
    Heritage Financial Corp.                                       110,216   3,361,588    0.0%
#   Heritage Insurance Holdings, Inc.                               93,295   1,496,452    0.0%
    Hilltop Holdings, Inc.                                         734,484  17,304,443    0.2%
*   HMN Financial, Inc.                                              4,634      85,034    0.0%
    Home Bancorp, Inc.                                              12,610     540,212    0.0%
    Home BancShares, Inc.                                          195,523   4,395,357    0.0%
#*  HomeStreet, Inc.                                               254,001   7,378,729    0.1%
*   HomeTrust Bancshares, Inc.                                      52,143   1,368,754    0.0%
#   Hope Bancorp, Inc.                                           1,566,550  28,902,847    0.3%
    HopFed Bancorp, Inc.                                            13,170     189,780    0.0%
    Horace Mann Educators Corp.                                    241,974  10,598,461    0.1%
    Horizon Bancorp                                                110,930   3,052,794    0.0%
#*  Howard Bancorp, Inc.                                            12,416     259,494    0.0%
    Iberiabank Corp.                                               448,055  33,044,056    0.3%
#   Independence Holding Co.                                         2,621      71,160    0.0%
    Independent Bank Corp.(453836108)                              205,709  14,831,619    0.1%
    Independent Bank Corp.(453838609)                               24,000     540,000    0.0%
#   Independent Bank Group, Inc.                                    65,894   4,144,733    0.0%
    Infinity Property & Casualty Corp.                              16,186   1,527,149    0.0%
    International Bancshares Corp.                                 643,175  26,112,905    0.2%
*   INTL. FCStone, Inc.                                            105,237   4,368,388    0.0%
#   Investar Holding Corp.                                             532      12,342    0.0%
    Investment Technology Group, Inc.                              269,043   6,314,439    0.1%
#   Investors Bancorp, Inc.                                      3,497,399  48,089,236    0.5%
    Investors Title Co.                                              7,285   1,381,964    0.0%
    James River Group Holdings, Ltd.                                21,488     909,372    0.0%
#   Janus Henderson Group P.L.C.                                   354,298  12,311,855    0.1%
#   Kearny Financial Corp.                                         327,645   4,931,057    0.1%
#   Kemper Corp.                                                   398,634  25,552,439    0.2%
    Kentucky First Federal Bancorp                                   2,420      23,232    0.0%
    Kingstone Cos., Inc.                                               930      15,066    0.0%
#   Lake Shore Bancorp, Inc.                                           406       6,618    0.0%
    Lakeland Bancorp, Inc.                                         208,626   4,287,264    0.0%
    Landmark Bancorp, Inc.                                           1,235      37,482    0.0%
    LCNB Corp.                                                       1,207      24,623    0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#   LegacyTexas Financial Group, Inc.                              320,384 $12,780,118       0.1%
#   Legg Mason, Inc.                                             1,005,115  38,375,291       0.4%
#   Macatawa Bank Corp.                                            204,925   2,057,447       0.0%
    Mackinac Financial Corp.                                        27,138     420,639       0.0%
#   Maiden Holdings, Ltd.                                          865,258   7,138,378       0.1%
    MainSource Financial Group, Inc.                               162,600   6,128,394       0.1%
*   Malvern Bancorp, Inc.                                              500      13,500       0.0%
    Marlin Business Services Corp.                                  78,366   1,716,215       0.0%
#   MB Financial, Inc.                                             441,627  20,288,344       0.2%
#*  MBIA, Inc.                                                     868,994   6,300,206       0.1%
    MBT Financial Corp.                                             93,844     990,054       0.0%
    Mercantile Bank Corp.                                           78,289   2,826,233       0.0%
    Meridian Bancorp, Inc.                                         279,447   5,505,106       0.1%
    Meta Financial Group, Inc.                                      73,582   6,420,029       0.1%
    Mid Penn Bancorp, Inc.                                             106       3,122       0.0%
#   Midland States Bancorp, Inc.                                    16,688     541,526       0.0%
#   MidSouth Bancorp, Inc.                                          57,376     751,626       0.0%
    MidWestOne Financial Group, Inc.                                18,515     651,913       0.0%
    MutualFirst Financial, Inc.                                     24,103     932,786       0.0%
    National Bank Holdings Corp. Class A                           216,343   7,100,377       0.1%
    National Bankshares, Inc.                                        2,114      93,650       0.0%
#*  National Commerce Corp.                                         27,028   1,101,391       0.0%
#   National General Holdings Corp.                                284,777   5,746,800       0.1%
    National Security Group, Inc. (The)                              2,423      31,693       0.0%
#   National Western Life Group, Inc. Class A                       13,413   4,796,221       0.1%
#*  Nationstar Mortgage Holdings, Inc.                              83,313   1,622,104       0.0%
    Navient Corp.                                                2,556,220  31,850,501       0.3%
    Navigators Group, Inc. (The)                                   158,793   9,209,994       0.1%
#   NBT Bancorp, Inc.                                              289,370  11,036,572       0.1%
    Nelnet, Inc. Class A                                           256,573  15,019,783       0.1%
#   New York Community Bancorp, Inc.                             1,027,633  12,907,070       0.1%
    NewStar Financial, Inc.                                        276,784   3,398,908       0.0%
*   Nicholas Financial, Inc.                                        44,982     397,191       0.0%
#*  Nicolet Bankshares, Inc.                                         7,516     427,961       0.0%
#*  NMI Holdings, Inc. Class A                                     324,373   4,719,627       0.1%
#   Northeast Bancorp                                                7,218     185,864       0.0%
    Northeast Community Bancorp, Inc.                                9,687      96,870       0.0%
    Northfield Bancorp, Inc.                                       385,964   6,584,546       0.1%
#   Northrim BanCorp, Inc.                                          52,999   1,722,467       0.0%
#   Northwest Bancshares, Inc.                                     964,255  16,266,982       0.2%
#   Norwood Financial Corp.                                            552      16,488       0.0%
#   OceanFirst Financial Corp.                                      16,346     453,602       0.0%
#*  Ocwen Financial Corp.                                          497,887   1,737,626       0.0%
    OFG Bancorp                                                    332,121   2,955,877       0.0%
#   Ohio Valley Banc Corp.                                           2,740      97,544       0.0%
#   Old Line Bancshares, Inc.                                       20,056     604,688       0.0%
#   Old National Bancorp                                         1,535,369  27,943,716       0.3%
    Old Republic International Corp.                             1,963,525  39,839,922       0.4%
    Old Second Bancorp, Inc.                                        95,762   1,311,939       0.0%
*   On Deck Capital, Inc.                                          204,723   1,009,284       0.0%
#*  OneMain Holdings, Inc.                                         153,630   4,880,825       0.1%
    Oppenheimer Holdings, Inc. Class A                              58,762   1,278,074       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
*   Opus Bank                                                      168,898 $ 4,374,458       0.0%
#   Oritani Financial Corp.                                        437,918   7,422,710       0.1%
    Orrstown Financial Services, Inc.                                  573      14,612       0.0%
    Pacific Continental Corp.                                       74,161   2,076,508       0.0%
#*  Pacific Premier Bancorp, Inc.                                   15,565     628,826       0.0%
    PacWest Bancorp                                              1,153,833  55,753,233       0.5%
#*  Paragon Commercial Corp.                                         2,021     116,349       0.0%
    Park Sterling Corp.                                            285,153   3,584,373       0.0%
    Peapack Gladstone Financial Corp.                               98,264   3,408,778       0.0%
    Penns Woods Bancorp, Inc.                                       14,522     703,155       0.0%
#   People's United Financial, Inc.                              3,890,600  72,598,596       0.7%
    People's Utah Bancorp                                            6,247     194,282       0.0%
    Peoples Bancorp of North Carolina, Inc.                          3,996     136,224       0.0%
    Peoples Bancorp, Inc.                                          125,327   4,150,830       0.0%
    Peoples Financial Services Corp.                                 1,885      85,466       0.0%
#*  PHH Corp.                                                      702,792   9,283,882       0.1%
#   Pinnacle Financial Partners, Inc.                               94,540   6,258,548       0.1%
    Piper Jaffray Cos.                                              60,533   4,424,962       0.0%
#   Popular, Inc.                                                  716,608  26,285,181       0.3%
#*  PRA Group, Inc.                                                209,649   5,849,207       0.1%
    Premier Financial Bancorp, Inc.                                 32,866     680,326       0.0%
#   Prosperity Bancshares, Inc.                                    648,392  42,651,226       0.4%
    Provident Financial Holdings, Inc.                              42,950     830,224       0.0%
    Provident Financial Services, Inc.                             444,279  12,084,389       0.1%
#   Prudential Bancorp, Inc.                                         5,316      97,017       0.0%
    QCR Holdings, Inc.                                              28,996   1,384,559       0.0%
#*  Regional Management Corp.                                       84,029   2,074,676       0.0%
    Reinsurance Group of America, Inc.                             143,507  21,437,076       0.2%
#   RenaissanceRe Holdings, Ltd.                                   423,464  58,590,479       0.6%
    Renasant Corp.                                                 331,545  13,725,963       0.1%
    Republic Bancorp, Inc. Class A                                  40,417   1,589,196       0.0%
    Riverview Bancorp, Inc.                                        118,741   1,054,420       0.0%
#   S&T Bancorp, Inc.                                              207,702   8,492,935       0.1%
*   Safeguard Scientifics, Inc.                                      7,397     104,298       0.0%
    Safety Insurance Group, Inc.                                   141,647  11,643,383       0.1%
#   Sandy Spring Bancorp, Inc.                                     142,579   5,761,617       0.1%
#*  Santander Consumer USA Holdings, Inc.                          743,010  12,363,686       0.1%
*   Seacoast Banking Corp. of Florida                              199,197   4,938,094       0.1%
*   Security National Financial Corp. Class A                       25,732     141,526       0.0%
*   Select Bancorp, Inc.                                               700       8,169       0.0%
#   Selective Insurance Group, Inc.                                374,870  22,342,252       0.2%
    Shore Bancshares, Inc.                                          19,489     320,789       0.0%
    SI Financial Group, Inc.                                        13,724     205,860       0.0%
    Sierra Bancorp                                                  77,915   2,061,631       0.0%
#   Simmons First National Corp. Class A                           205,056  11,831,739       0.1%
#   South State Corp.                                              159,234  14,339,022       0.1%
*   Southern First Bancshares, Inc.                                  2,878     110,947       0.0%
    Southern Missouri Bancorp, Inc.                                 11,634     429,644       0.0%
    Southern National Bancorp of Virginia, Inc.                      4,729      77,225       0.0%
#   Southside Bancshares, Inc.                                     135,276   4,790,123       0.1%
    Southwest Georgia Financial Corp.                                2,355      49,455       0.0%
    State Auto Financial Corp.                                     162,319   4,161,859       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    State Bank Financial Corp.                                     162,738 $ 4,704,756       0.1%
    Sterling Bancorp                                               695,527  17,422,951       0.2%
    Stewart Information Services Corp.                             200,078   7,590,959       0.1%
#   Stifel Financial Corp.                                         290,082  15,383,048       0.1%
#   Summit Financial Group, Inc.                                     7,155     194,616       0.0%
    Summit State Bank                                                3,401      42,853       0.0%
    Sun Bancorp, Inc.                                               87,471   2,217,390       0.0%
#*  Sunshine Bancorp, Inc.                                             700      16,345       0.0%
    TCF Financial Corp.                                          1,678,889  30,589,358       0.3%
    Territorial Bancorp, Inc.                                       38,665   1,221,427       0.0%
#*  Third Point Reinsurance, Ltd.                                  149,449   2,495,798       0.0%
    Timberland Bancorp, Inc.                                        24,350     738,049       0.0%
    Tiptree, Inc.                                                  232,718   1,547,575       0.0%
#   Towne Bank                                                     352,454  11,807,209       0.1%
    Trico Bancshares                                               148,301   6,142,627       0.1%
#*  TriState Capital Holdings, Inc.                                163,658   3,706,854       0.0%
#*  Triumph Bancorp, Inc.                                           55,337   1,715,447       0.0%
    TrustCo Bank Corp. NY                                          809,585   7,427,942       0.1%
#   Trustmark Corp.                                                913,020  30,074,879       0.3%
#   Two River Bancorp                                                2,052      39,809       0.0%
    Umpqua Holdings Corp.                                        2,496,330  51,074,912       0.5%
#   Union Bankshares Corp.                                         309,195  10,670,319       0.1%
    United Bancshares, Inc.                                            466      10,648       0.0%
#   United Bankshares, Inc.                                        526,853  18,940,365       0.2%
    United Community Bancorp                                         1,645      34,545       0.0%
    United Community Banks, Inc.                                   515,381  14,131,747       0.1%
    United Community Financial Corp.                               239,304   2,208,776       0.0%
    United Financial Bancorp, Inc.                                 391,207   7,163,000       0.1%
    United Fire Group, Inc.                                        137,428   6,334,057       0.1%
#   United Insurance Holdings Corp.                                 30,098     473,743       0.0%
#   United Security Bancshares                                       2,290      21,526       0.0%
#   Unity Bancorp, Inc.                                             26,428     521,953       0.0%
#   Universal Insurance Holdings, Inc.                              13,223     315,369       0.0%
#   Univest Corp. of Pennsylvania                                   99,207   2,906,765       0.0%
    Validus Holdings, Ltd.                                         785,385  40,902,851       0.4%
#   Valley National Bancorp                                      1,947,191  22,392,696       0.2%
*   Veritex Holdings, Inc.                                          55,965   1,475,237       0.0%
#   Virtus Investment Partners, Inc.                                79,700   9,277,080       0.1%
#   Waddell & Reed Financial, Inc. Class A                         261,643   4,890,108       0.1%
#*  Walker & Dunlop, Inc.                                          289,884  15,911,733       0.2%
    Washington Federal, Inc.                                       683,710  23,793,108       0.2%
    Washington Trust Bancorp, Inc.                                   4,769     264,680       0.0%
    WashingtonFirst Bankshares, Inc.                                 5,922     206,915       0.0%
    Waterstone Financial, Inc.                                     168,164   3,228,749       0.0%
    Wayne Savings Bancshares, Inc.                                     520       9,256       0.0%
#   Webster Financial Corp.                                        205,232  11,285,708       0.1%
    WesBanco, Inc.                                                 341,466  13,795,226       0.1%
    West Bancorporation, Inc.                                       17,214     420,882       0.0%
    Western New England Bancorp, Inc.                              184,306   1,944,428       0.0%
#   White Mountains Insurance Group, Ltd.                           13,416  11,928,836       0.1%
    Wintrust Financial Corp.                                       280,492  22,801,195       0.2%
#*  World Acceptance Corp.                                          54,478   4,766,825       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Financials -- (Continued)
#   WR Berkley Corp.                                               205,674 $   14,105,123       0.1%
#   WSFS Financial Corp.                                           140,606      6,988,118       0.1%
    WVS Financial Corp.                                                111          1,762       0.0%
#*  Xenith Bankshares, Inc.                                          1,321         42,246       0.0%
                                                                           --------------      ----
Total Financials                                                            2,588,027,738      24.1%
                                                                           --------------      ----
Health Care -- (4.8%)
#*  AAC Holdings, Inc.                                               9,197         72,840       0.0%
#*  Acadia Healthcare Co., Inc.                                    639,702     20,061,055       0.2%
#   Aceto Corp.                                                    283,834      2,858,208       0.0%
#*  Achillion Pharmaceuticals, Inc.                                760,528      3,057,323       0.0%
#*  Acorda Therapeutics, Inc.                                      584,841     15,542,150       0.1%
*   Addus HomeCare Corp.                                           159,633      5,746,788       0.1%
*   Adverum Biotechnologies, Inc.                                  156,663        509,155       0.0%
*   Allied Healthcare Products, Inc.                                 1,298          2,661       0.0%
#*  Allscripts Healthcare Solutions, Inc.                        1,155,297     15,573,404       0.1%
#*  Almost Family, Inc.                                            156,207      6,912,160       0.1%
#*  Alpine Immune Sciences, Inc.                                     5,443         54,593       0.0%
#*  AMAG Pharmaceuticals, Inc.                                      22,060        346,342       0.0%
*   American Shared Hospital Services                                4,548         14,099       0.0%
#*  Amphastar Pharmaceuticals, Inc.                                227,104      4,103,769       0.0%
#   Analogic Corp.                                                 136,295     10,944,488       0.1%
*   AngioDynamics, Inc.                                            247,016      4,191,861       0.0%
#*  ANI Pharmaceuticals, Inc.                                       11,603        673,902       0.0%
#*  Anika Therapeutics, Inc.                                        71,697      3,916,807       0.0%
#*  Applied Genetic Technologies Corp.                              65,434        222,476       0.0%
#*  Aptevo Therapeutics, Inc.                                      164,720        470,276       0.0%
#*  Ardelyx, Inc.                                                  101,214        541,495       0.0%
*   Brookdale Senior Living, Inc.                                1,810,397     18,158,282       0.2%
*   Cascadian Therapeutics, Inc.                                   115,379        529,590       0.0%
#*  Catalyst Biosciences, Inc.                                      56,455        278,323       0.0%
#*  Celldex Therapeutics, Inc.                                     311,279        759,521       0.0%
*   Cempra, Inc.                                                   417,352        959,910       0.0%
#*  Chimerix, Inc.                                                 335,657      1,651,432       0.0%
#*  CombiMatrix Corp.                                                5,427         38,803       0.0%
#*  Community Health Systems, Inc.                               1,043,198      6,154,868       0.1%
#   CONMED Corp.                                                   183,392      9,576,730       0.1%
#*  Cross Country Healthcare, Inc.                                 258,481      3,528,266       0.0%
#*  CryoLife, Inc.                                                 342,190      6,655,595       0.1%
#*  Cumberland Pharmaceuticals, Inc.                               100,209        742,549       0.0%
#*  Cutera, Inc.                                                    27,853      1,094,623       0.0%
#*  Depomed, Inc.                                                  489,550      2,369,422       0.0%
    Digirad Corp.                                                   92,373        184,746       0.0%
#*  Diplomat Pharmacy, Inc.                                         43,002        905,192       0.0%
#*  Electromed, Inc.                                                37,234        275,159       0.0%
#*  Emergent BioSolutions, Inc.                                    394,678     16,177,851       0.2%
#*  Endo International P.L.C.                                    1,792,187     11,434,153       0.1%
#   Ensign Group, Inc. (The)                                       177,795      4,103,509       0.0%
#*  Envision Healthcare Corp.                                      670,351     28,556,953       0.3%
#*  Esperion Therapeutics, Inc.                                     25,994      1,188,966       0.0%
#*  Evolent Health, Inc. Class A                                   300,979      4,890,909       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Health Care -- (Continued)
*   Exactech, Inc.                                                  78,293 $ 3,276,562       0.0%
*   Five Star Senior Living, Inc.                                   77,642     116,463       0.0%
*   FONAR Corp.                                                     18,731     597,519       0.0%
#*  Haemonetics Corp.                                              425,101  20,217,803       0.2%
#*  Halyard Health, Inc.                                           450,858  19,003,665       0.2%
#*  Hanger, Inc.                                                    58,363     694,520       0.0%
*   Harvard Bioscience, Inc.                                       187,929     629,562       0.0%
*   HealthStream, Inc.                                             101,660   2,486,604       0.0%
*   HMS Holdings Corp.                                             523,685  10,075,699       0.1%
#*  Horizon Pharma P.L.C.                                        1,265,640  17,162,078       0.2%
*   INC Research Holdings, Inc. Class A                             54,591   3,119,876       0.0%
#*  Infinity Pharmaceuticals, Inc.                                  41,724      97,217       0.0%
#*  InfuSystem Holdings, Inc.                                       17,749      35,498       0.0%
*   Inovalon Holdings, Inc. Class A                                 43,659     731,288       0.0%
*   Integer Holdings Corp.                                         238,100  11,571,660       0.1%
#*  Intra-Cellular Therapies, Inc.                                 172,130   2,683,507       0.0%
#   Invacare Corp.                                                 323,547   5,014,978       0.1%
#*  Juniper Pharmaceuticals, Inc.                                    1,600       7,680       0.0%
    Kewaunee Scientific Corp.                                        9,633     274,540       0.0%
*   Kindred Biosciences, Inc.                                      177,124   1,319,574       0.0%
#   Kindred Healthcare, Inc.                                       978,530   5,920,106       0.1%
#*  LHC Group, Inc.                                                181,374  12,117,597       0.1%
*   LifePoint Health, Inc.                                         394,156  18,978,611       0.2%
#*  LivaNova P.L.C.                                                213,841  15,802,850       0.2%
#   Luminex Corp.                                                  301,496   6,436,940       0.1%
*   Magellan Health, Inc.                                          197,612  16,856,304       0.2%
#*  Mallinckrodt P.L.C.                                            791,003  25,051,065       0.2%
#*  MEDNAX, Inc.                                                   258,214  11,307,191       0.1%
*   MEI Pharma, Inc.                                                60,177     157,664       0.0%
*   Merit Medical Systems, Inc.                                    455,000  17,312,750       0.2%
#   Merrimack Pharmaceuticals, Inc.                                 18,811     220,841       0.0%
#*  Micron Solutions, Inc.                                             600       2,172       0.0%
#*  Mirati Therapeutics, Inc.                                       31,656     413,111       0.0%
*   Misonix, Inc.                                                    4,641      47,338       0.0%
#*  Molina Healthcare, Inc.                                        426,648  28,939,534       0.3%
#*  Myriad Genetics, Inc.                                          137,278   4,705,890       0.0%
#*  NantHealth, Inc.                                                 9,697      35,394       0.0%
    National HealthCare Corp.                                       40,055   2,563,520       0.0%
#*  Natus Medical, Inc.                                            143,001   6,063,242       0.1%
*   Neurotrope, Inc.                                                 4,758      21,363       0.0%
#*  NewLink Genetics Corp.                                          10,510      98,374       0.0%
*   Novus Therapeutics, Inc.                                           416       1,564       0.0%
#*  Nuvectra Corp.                                                 124,838   1,748,980       0.0%
*   OraSure Technologies, Inc.                                      70,065   1,383,784       0.0%
*   Orthofix International NV                                       85,474   4,592,518       0.0%
#*  Otonomy, Inc.                                                  177,494     528,045       0.0%
#   Owens & Minor, Inc.                                            705,365  17,330,818       0.2%
#*  Pain Therapeutics, Inc.                                         17,455      61,616       0.0%
#   Patterson Cos., Inc.                                             9,544     353,128       0.0%
#*  PDL BioPharma, Inc.                                            891,574   2,639,059       0.0%
#*  Pfenex, Inc.                                                    45,863     144,927       0.0%
*   PharMerica Corp.                                               198,980   5,830,114       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
#*  Prestige Brands Holdings, Inc.                                 165,095 $  7,742,955       0.1%
*   Proteostasis Therapeutics, Inc.                                  5,757       10,823       0.0%
*   Providence Service Corp. (The)                                 165,043    9,176,391       0.1%
#*  Quorum Health Corp.                                            264,895    1,515,199       0.0%
*   RTI Surgical, Inc.                                             419,309    1,886,890       0.0%
*   SeaSpine Holdings Corp.                                         82,633      827,983       0.0%
#*  Select Medical Holdings Corp.                                  937,045   17,944,412       0.2%
*   Sierra Oncology, Inc.                                           25,321       50,895       0.0%
#*  Sucampo Pharmaceuticals, Inc. Class A                           49,693      496,930       0.0%
*   Surmodics, Inc.                                                  2,529       75,238       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                            20,315    2,283,812       0.0%
#*  Tetraphase Pharmaceuticals, Inc.                                55,673      334,595       0.0%
#*  Tivity Health, Inc.                                            240,871   11,140,284       0.1%
#*  Tonix Pharmaceuticals Holding Corp.                             13,635       50,586       0.0%
#*  Triple-S Management Corp. Class B                              122,302    2,936,471       0.0%
#*  United Therapeutics Corp.                                       71,597    8,490,688       0.1%
*   Verastem, Inc.                                                  43,860      167,545       0.0%
#*  Versartis, Inc.                                                181,173      326,111       0.0%
#*  Vical, Inc.                                                      4,309        9,480       0.0%
#*  Vital Therapies, Inc.                                            8,918       52,616       0.0%
*   VWR Corp.                                                      139,916    4,631,220       0.0%
*   Zafgen, Inc.                                                   130,636      465,064       0.0%
#*  Zynerba Pharmaceuticals, Inc.                                    2,746       26,911       0.0%
                                                                           ------------       ---
Total Health Care                                                           593,457,006       5.5%
                                                                           ------------       ---
Industrials -- (18.5%)
    AAR Corp.                                                      229,424    8,922,299       0.1%
#   ABM Industries, Inc.                                           545,900   22,911,423       0.2%
#*  Acacia Research Corp.                                          315,271    1,418,720       0.0%
*   ACCO Brands Corp.                                              809,190   10,559,929       0.1%
    Acme United Corp.                                               19,056      428,760       0.0%
#   Actuant Corp. Class A                                          437,532   11,157,066       0.1%
*   AECOM                                                        1,450,538   50,855,862       0.5%
#*  Aegion Corp.                                                   188,383    4,387,440       0.0%
*   AeroCentury Corp.                                                  782       10,987       0.0%
#*  Aerovironment, Inc.                                            130,528    6,677,812       0.1%
#   AGCO Corp.                                                     929,613   63,743,563       0.6%
#   Air Lease Corp.                                              1,043,146   45,324,694       0.4%
*   Air Transport Services Group, Inc.                             424,950   10,283,790       0.1%
    Aircastle, Ltd.                                                524,783   12,206,453       0.1%
#   Alamo Group, Inc.                                               63,831    6,734,170       0.1%
    Alaska Air Group, Inc.                                           7,976      526,655       0.0%
#   Albany International Corp. Class A                             209,231   12,627,091       0.1%
    Allied Motion Technologies, Inc.                                13,161      373,772       0.0%
*   Alpha PRO Tech, Ltd.                                            15,140       62,831       0.0%
#   AMERCO                                                          73,919   29,023,556       0.3%
*   Ameresco, Inc. Class A                                          59,612      459,012       0.0%
#   American Railcar Industries, Inc.                              121,307    4,828,019       0.1%
#*  American Superconductor Corp.                                   28,993      121,771       0.0%
*   AMREP Corp.                                                      7,243       51,498       0.0%
#   Apogee Enterprises, Inc.                                        37,681    1,798,514       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
*   ARC Document Solutions, Inc.                                 424,781 $ 1,877,532       0.0%
    ArcBest Corp.                                                172,656   5,628,586       0.1%
#   Argan, Inc.                                                   23,533   1,617,894       0.0%
#*  Armstrong Flooring, Inc.                                     166,880   2,469,824       0.0%
#*  Arotech Corp.                                                100,457     401,828       0.0%
    Astec Industries, Inc.                                       241,628  12,552,575       0.1%
#*  Astronics Corp.                                               22,071     759,242       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                           203,270  12,470,614       0.1%
*   Avalon Holdings Corp. Class A                                  1,925       3,975       0.0%
#   AZZ, Inc.                                                     26,533   1,268,277       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                           197,841     866,544       0.0%
#   Barnes Group, Inc.                                           370,463  24,113,437       0.2%
*   Beacon Roofing Supply, Inc.                                  203,549  11,278,650       0.1%
#*  BMC Stock Holdings, Inc.                                     163,992   3,517,628       0.0%
    Brady Corp. Class A                                          218,221   8,303,309       0.1%
    Briggs & Stratton Corp.                                      259,610   6,542,172       0.1%
#*  Broadwind Energy, Inc.                                         9,465      26,076       0.0%
*   CAI International, Inc.                                      164,077   6,074,131       0.1%
    Carlisle Cos., Inc.                                           10,000   1,098,300       0.0%
*   CBIZ, Inc.                                                   404,176   6,850,783       0.1%
    CECO Environmental Corp.                                     247,791   2,173,127       0.0%
#   Celadon Group, Inc.                                          190,975   1,403,666       0.0%
#*  Chart Industries, Inc.                                       412,022  17,922,957       0.2%
#   Chicago Bridge & Iron Co. NV                                  71,721     999,791       0.0%
#   Chicago Rivet & Machine Co.                                    2,571      77,927       0.0%
#   CIRCOR International, Inc.                                   160,620   7,059,249       0.1%
*   Civeo Corp.                                                  161,189     336,885       0.0%
#*  Clean Harbors, Inc.                                          302,781  16,201,811       0.2%
*   Colfax Corp.                                                 938,343  39,138,287       0.4%
    Columbus McKinnon Corp.                                      165,275   6,538,279       0.1%
*   Commercial Vehicle Group, Inc.                               211,263   1,715,456       0.0%
#   CompX International, Inc.                                      5,019      74,532       0.0%
#*  Continental Building Products, Inc.                              451      12,042       0.0%
*   Continental Materials Corp.                                      125       2,406       0.0%
    Copa Holdings SA Class A                                     197,000  24,268,430       0.2%
    Costamare, Inc.                                              156,366     971,033       0.0%
*   Covenant Transportation Group, Inc. Class A                  104,598   3,106,561       0.0%
#*  CPI Aerostructures, Inc.                                      82,141     768,018       0.0%
    CRA International, Inc.                                       60,301   2,548,320       0.0%
*   CSW Industrials, Inc.                                         58,553   2,872,025       0.0%
#   Cubic Corp.                                                  177,359   9,674,933       0.1%
    Curtiss-Wright Corp.                                         248,602  29,397,186       0.3%
    DMC Global, Inc.                                              86,518   1,881,767       0.0%
#   Douglas Dynamics, Inc.                                       108,002   4,530,684       0.0%
*   Ducommun, Inc.                                                81,756   2,695,495       0.0%
#*  DXP Enterprises, Inc.                                        121,494   3,896,313       0.0%
#*  Eagle Bulk Shipping, Inc.                                     14,502      68,159       0.0%
    Eastern Co. (The)                                             27,232     787,005       0.0%
#*  Echo Global Logistics, Inc.                                  329,017   7,912,859       0.1%
    Ecology and Environment, Inc. Class A                          8,425      98,994       0.0%
    EMCOR Group, Inc.                                            247,059  19,890,720       0.2%
    Encore Wire Corp.                                            138,659   6,260,454       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    EnerSys                                                      186,117 $12,910,936       0.1%
*   Engility Holdings, Inc.                                      142,932   4,812,520       0.1%
    Ennis, Inc.                                                  155,495   3,133,224       0.0%
#   ESCO Technologies, Inc.                                      186,058  10,782,061       0.1%
    Espey Manufacturing & Electronics Corp.                        8,552     194,472       0.0%
    Essendant, Inc.                                              320,838   3,105,712       0.0%
#*  Esterline Technologies Corp.                                 203,017  19,256,162       0.2%
    Federal Signal Corp.                                         694,228  14,821,768       0.1%
#   Fluor Corp.                                                  208,205   8,971,553       0.1%
    Forward Air Corp.                                             47,235   2,713,178       0.0%
*   Franklin Covey Co.                                           125,447   2,433,672       0.0%
    Franklin Electric Co., Inc.                                  274,894  12,507,677       0.1%
    FreightCar America, Inc.                                     106,232   1,988,663       0.0%
*   FTI Consulting, Inc.                                         345,306  14,761,831       0.1%
*   Fuel Tech, Inc.                                                8,575       7,812       0.0%
#*  FuelCell Energy, Inc.                                        279,077     611,179       0.0%
#   GATX Corp.                                                   236,325  14,040,068       0.1%
#*  Genco Shipping & Trading, Ltd.                                 1,654      19,865       0.0%
*   Gencor Industries, Inc.                                       63,598   1,151,124       0.0%
#   General Cable Corp.                                          120,343   2,521,186       0.0%
#*  Genesee & Wyoming, Inc. Class A                              579,330  41,584,307       0.4%
#*  Gibraltar Industries, Inc.                                   218,688   7,271,376       0.1%
#*  Golden Ocean Group, Ltd.                                      12,487     102,393       0.0%
#*  Goldfield Corp. (The)                                        241,267   1,387,285       0.0%
    Gorman-Rupp Co. (The)                                        340,853  10,900,479       0.1%
*   GP Strategies Corp.                                          124,896   3,628,229       0.0%
    Graham Corp.                                                  53,334   1,027,746       0.0%
#   Granite Construction, Inc.                                   455,175  28,990,096       0.3%
#*  Great Lakes Dredge & Dock Corp.                              486,681   2,482,073       0.0%
#   Greenbrier Cos., Inc. (The)                                  152,823   7,977,361       0.1%
#   Griffon Corp.                                                283,676   6,396,894       0.1%
    Hardinge, Inc.                                                92,790   1,534,747       0.0%
#*  Hawaiian Holdings, Inc.                                      161,137   5,398,090       0.1%
    Heidrick & Struggles International, Inc.                     170,937   4,247,784       0.0%
*   Heritage-Crystal Clean, Inc.                                  77,029   1,505,917       0.0%
#*  Hertz Global Holdings, Inc.                                  596,813  14,842,739       0.1%
#*  Hill International, Inc.                                     241,031   1,277,464       0.0%
#*  Houston Wire & Cable Co.                                     174,340     932,719       0.0%
*   Hub Group, Inc. Class A                                      373,061  16,153,541       0.2%
*   Hudson Global, Inc.                                          119,294     180,134       0.0%
#*  Hudson Technologies, Inc.                                    325,881   1,929,216       0.0%
    Hurco Cos., Inc.                                              42,656   1,908,856       0.0%
#*  Huron Consulting Group, Inc.                                 176,316   6,453,166       0.1%
#*  Huttig Building Products, Inc.                                36,345     244,238       0.0%
    Hyster-Yale Materials Handling, Inc.                          91,430   7,176,341       0.1%
*   ICF International, Inc.                                      140,609   7,550,703       0.1%
#*  IES Holdings, Inc.                                             5,502     102,887       0.0%
#*  InnerWorkings, Inc.                                          796,310   8,663,853       0.1%
*   Innovative Solutions & Support, Inc.                           9,704      31,441       0.0%
#   Insteel Industries, Inc.                                     147,773   3,775,600       0.0%
*   Intersections, Inc.                                           43,923     108,490       0.0%
    ITT, Inc.                                                    358,464  16,718,761       0.2%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Jacobs Engineering Group, Inc.                               1,288,161 $74,983,852       0.7%
#*  JetBlue Airways Corp.                                        2,739,112  52,453,995       0.5%
    Kadant, Inc.                                                    37,631   4,274,882       0.0%
#   Kaman Corp.                                                    254,328  14,227,108       0.1%
#   KBR, Inc.                                                    1,083,653  21,272,108       0.2%
    Kelly Services, Inc. Class A                                   215,930   5,681,118       0.1%
*   Key Technology, Inc.                                            25,406     427,329       0.0%
#*  KEYW Holding Corp. (The)                                        93,006     702,195       0.0%
#*  Kirby Corp.                                                    462,482  32,766,850       0.3%
#*  KLX, Inc.                                                      544,580  29,875,659       0.3%
    Knoll, Inc.                                                     44,592     946,242       0.0%
    Korn/Ferry International                                       436,276  18,249,425       0.2%
*   Lawson Products, Inc.                                           33,678     847,002       0.0%
#*  Layne Christensen Co.                                           86,571   1,143,603       0.0%
#   LB Foster Co. Class A                                           77,693   1,934,556       0.0%
    LS Starrett Co. (The) Class A                                   27,680     235,280       0.0%
#   LSC Communications, Inc.                                       151,357   2,448,956       0.0%
    LSI Industries, Inc.                                           268,571   1,866,568       0.0%
*   Lydall, Inc.                                                    65,585   3,790,813       0.0%
#*  Manitex International, Inc.                                      9,272      84,190       0.0%
#*  Manitowoc Co., Inc. (The)                                    1,798,228  17,119,131       0.2%
    ManpowerGroup, Inc.                                            345,864  42,638,114       0.4%
    Marten Transport, Ltd.                                         292,828   5,754,070       0.1%
*   Masonite International Corp.                                    35,235   2,364,269       0.0%
#*  MasTec, Inc.                                                   629,990  27,436,064       0.3%
    Matson, Inc.                                                   237,535   6,468,078       0.1%
    Matthews International Corp. Class A                           211,630  13,300,945       0.1%
#   Maxar Technologies, Ltd.                                       127,550   8,073,915       0.1%
    McGrath RentCorp                                               196,420   8,779,974       0.1%
#*  Mercury Systems, Inc.                                          334,371  16,875,704       0.2%
*   Milacron Holdings Corp.                                         14,510     260,455       0.0%
    Miller Industries, Inc.                                         71,235   2,012,389       0.0%
*   Mistras Group, Inc.                                            183,919   3,864,138       0.0%
#   Mobile Mini, Inc.                                              339,738  11,245,328       0.1%
*   Moog, Inc. Class A                                             258,482  22,684,380       0.2%
*   MRC Global, Inc.                                                47,220     809,823       0.0%
#   Mueller Industries, Inc.                                       232,618   8,083,475       0.1%
*   MYR Group, Inc.                                                144,931   4,621,850       0.0%
#   National Presto Industries, Inc.                                19,112   2,234,193       0.0%
*   Navigant Consulting, Inc.                                      318,789   5,518,238       0.1%
*   Nexeo Solutions, Inc.                                           33,762     249,501       0.0%
*   NL Industries, Inc.                                             69,133     898,729       0.0%
#   NN, Inc.                                                       210,118   6,208,987       0.1%
#*  Northwest Pipe Co.                                              88,922   1,621,937       0.0%
#*  NOW, Inc.                                                    1,085,735  13,593,402       0.1%
#*  NV5 Global, Inc.                                                71,258   4,140,090       0.0%
*   On Assignment, Inc.                                            514,510  31,498,302       0.3%
    Orbital ATK, Inc.                                              139,801  18,583,747       0.2%
#*  Orion Energy Systems, Inc.                                      33,958      29,204       0.0%
*   Orion Group Holdings, Inc.                                     205,393   1,478,830       0.0%
    Oshkosh Corp.                                                  455,176  41,675,915       0.4%
    Owens Corning                                                1,025,375  84,788,259       0.8%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
*   PAM Transportation Services, Inc.                               23,626 $   691,533       0.0%
    Park-Ohio Holdings Corp.                                        76,940   3,627,721       0.0%
*   Patriot Transportation Holding, Inc.                             4,683      88,556       0.0%
*   Pendrell Corp.                                                   9,261      60,011       0.0%
*   Perma-Fix Environmental Services                                15,435      57,881       0.0%
*   Perma-Pipe International Holdings, Inc.                         27,948     233,366       0.0%
    Powell Industries, Inc.                                         83,603   2,422,815       0.0%
    Preformed Line Products Co.                                     26,669   1,896,433       0.0%
    Primoris Services Corp.                                        326,440   9,228,459       0.1%
#   Quad/Graphics, Inc.                                             20,926     476,904       0.0%
#   Quanex Building Products Corp.                                 320,748   7,040,419       0.1%
*   Quanta Services, Inc.                                        1,735,638  65,485,622       0.6%
#*  Radiant Logistics, Inc.                                        329,309   1,607,028       0.0%
    Raven Industries, Inc.                                         158,826   5,344,495       0.1%
#*  RBC Bearings, Inc.                                               2,792     345,705       0.0%
*   RCM Technologies, Inc.                                          41,207     243,945       0.0%
*   Real Goods Solar, Inc. Class A                                  22,707      49,955       0.0%
    Regal Beloit Corp.                                             349,496  28,361,600       0.3%
#   Resources Connection, Inc.                                     348,499   5,488,859       0.1%
*   Rexnord Corp.                                                   29,671     757,204       0.0%
*   Roadrunner Transportation Systems, Inc.                        207,077   1,822,278       0.0%
*   RPX Corp.                                                      368,824   4,802,088       0.1%
*   Rush Enterprises, Inc. Class A                                 181,093   9,195,903       0.1%
*   Rush Enterprises, Inc. Class B                                  22,850   1,087,432       0.0%
#   Ryder System, Inc.                                             540,258  43,804,119       0.4%
*   Saia, Inc.                                                     174,801  11,327,105       0.1%
#*  Scorpio Bulkers, Inc.                                          133,439   1,067,512       0.0%
*   SIFCO Industries, Inc.                                          16,504     120,479       0.0%
#   Simpson Manufacturing Co., Inc.                                415,505  23,160,249       0.2%
    SkyWest, Inc.                                                  332,511  15,661,268       0.2%
*   SP Plus Corp.                                                  173,426   6,720,258       0.1%
    Spartan Motors, Inc.                                           299,999   4,844,984       0.1%
#*  Spirit Airlines, Inc.                                          539,693  20,017,213       0.2%
    Standex International Corp.                                      2,236     231,538       0.0%
#   Steelcase, Inc. Class A                                        634,343   9,229,691       0.1%
*   Sterling Construction Co., Inc.                                232,424   4,148,768       0.0%
#*  Team, Inc.                                                     268,368   3,300,926       0.0%
*   Teledyne Technologies, Inc.                                     15,594   2,650,356       0.0%
#   Terex Corp.                                                    276,223  13,012,866       0.1%
    Tetra Tech, Inc.                                               563,954  27,774,734       0.3%
#*  Textainer Group Holdings, Ltd.                                  19,316     377,628       0.0%
*   Thermon Group Holdings, Inc.                                   286,054   6,153,022       0.1%
#   Titan International, Inc.                                      768,320   7,483,437       0.1%
*   Titan Machinery, Inc.                                          164,214   2,445,146       0.0%
*   Transcat, Inc.                                                   5,948      75,540       0.0%
*   TriMas Corp.                                                    87,195   2,315,027       0.0%
#   Trinity Industries, Inc.                                     1,596,883  51,930,635       0.5%
    Triton International, Ltd.                                     457,655  18,260,434       0.2%
#   Triumph Group, Inc.                                            358,801  11,140,771       0.1%
*   TrueBlue, Inc.                                                 370,160  10,031,336       0.1%
#*  Tutor Perini Corp.                                             334,102   9,421,676       0.1%
#*  Twin Disc, Inc.                                                 25,323     540,646       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Industrials -- (Continued)
*   Ultralife Corp.                                                109,869 $      824,018       0.0%
#   UniFirst Corp.                                                  63,388      9,983,610       0.1%
    Universal Forest Products, Inc.                                171,281     19,337,625       0.2%
#*  USA Truck, Inc.                                                 86,795      1,223,810       0.0%
#*  USG Corp.                                                      411,555     14,128,683       0.1%
*   Vectrus, Inc.                                                  106,329      3,244,098       0.0%
*   Veritiv Corp.                                                   75,950      2,441,793       0.0%
    Viad Corp.                                                     155,633      9,034,496       0.1%
*   Virco Manufacturing Corp.                                       19,199        108,474       0.0%
*   Volt Information Sciences, Inc.                                 62,356        268,131       0.0%
    VSE Corp.                                                       55,085      2,704,674       0.0%
#   Wabash National Corp.                                          763,300     17,174,250       0.2%
    Watts Water Technologies, Inc. Class A                         172,061     11,596,911       0.1%
#   Werner Enterprises, Inc.                                       705,470     25,150,005       0.2%
#*  Wesco Aircraft Holdings, Inc.                                  472,886      4,279,618       0.0%
*   WESCO International, Inc.                                      497,970     31,446,805       0.3%
*   Willis Lease Finance Corp.                                      12,818        321,604       0.0%
#*  XPO Logistics, Inc.                                            524,641     36,383,853       0.3%
                                                                           --------------      ----
Total Industrials                                                           2,302,171,225      21.5%
                                                                           --------------      ----
Information Technology -- (10.8%)
*   Actua Corp.                                                    460,031      7,107,479       0.1%
#*  Acxiom Corp.                                                   663,258     16,687,571       0.2%
*   ADDvantage Technologies Group, Inc.                             11,887         17,355       0.0%
    ADTRAN, Inc.                                                   564,524     11,911,456       0.1%
*   Agilysys, Inc.                                                 126,143      1,547,775       0.0%
#*  Airgain, Inc.                                                    2,250         19,620       0.0%
*   Alpha & Omega Semiconductor, Ltd.                              192,391      3,545,766       0.0%
*   Amkor Technology, Inc.                                       2,026,763     23,449,648       0.2%
#*  Amtech Systems, Inc.                                            94,912      1,381,919       0.0%
*   Anixter International, Inc.                                    144,813      9,948,653       0.1%
*   ARRIS International P.L.C.                                   1,092,471     31,135,423       0.3%
*   Arrow Electronics, Inc.                                      1,011,843     84,579,956       0.8%
    AstroNova, Inc.                                                 40,931        509,591       0.0%
#*  Asure Software, Inc.                                            42,144        475,384       0.0%
*   Aviat Networks, Inc.                                            30,555        507,213       0.0%
    Avnet, Inc.                                                  1,615,113     64,281,497       0.6%
    AVX Corp.                                                      669,017     12,604,280       0.1%
*   Aware, Inc.                                                    115,320        536,238       0.0%
*   Axcelis Technologies, Inc.                                     274,293      9,024,240       0.1%
*   AXT, Inc.                                                      350,124      3,256,153       0.0%
*   Bankrate, Inc.                                                 344,120      4,783,268       0.1%
    Bel Fuse, Inc. Class A                                           3,065         86,479       0.0%
    Bel Fuse, Inc. Class B                                          72,669      2,350,842       0.0%
#   Belden, Inc.                                                    77,677      6,207,169       0.1%
*   Benchmark Electronics, Inc.                                    323,351     10,007,713       0.1%
#   Black Box Corp.                                                157,033        486,802       0.0%
#*  Blackhawk Network Holdings, Inc.                               316,829     10,756,345       0.1%
*   Blucora, Inc.                                                  302,397      6,562,015       0.1%
#*  BroadVision, Inc.                                               22,469         93,246       0.0%
    Brocade Communications Systems, Inc.                         2,387,644     27,816,053       0.3%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
    Brooks Automation, Inc.                                        408,927 $14,063,000       0.1%
*   BSQUARE Corp.                                                  115,094     615,753       0.0%
*   CACI International, Inc. Class A                               145,937  20,978,444       0.2%
*   Calix, Inc.                                                    442,372   2,433,046       0.0%
#*  Cardtronics P.L.C. Class A                                     106,843   2,446,705       0.0%
#*  Cars.com, Inc.                                                 473,514  11,279,103       0.1%
#*  Cirrus Logic, Inc.                                              42,043   2,354,408       0.0%
*   Clearfield, Inc.                                                43,263     592,703       0.0%
#   ClearOne, Inc.                                                     200       1,460       0.0%
#*  Coherent, Inc.                                                  82,779  21,746,871       0.2%
    Cohu, Inc.                                                     194,682   5,022,796       0.1%
    Communications Systems, Inc.                                    39,335     170,321       0.0%
    Computer Task Group, Inc.                                      112,293     565,957       0.0%
    Comtech Telecommunications Corp.                               204,343   4,395,418       0.0%
    Concurrent Computer Corp.                                       43,478     266,955       0.0%
#*  Control4 Corp.                                                 128,747   3,791,599       0.0%
#   Convergys Corp.                                                566,403  14,573,549       0.1%
#*  Cray, Inc.                                                     265,550   5,483,607       0.1%
#*  Cree, Inc.                                                   1,232,546  44,001,892       0.4%
#   CSP, Inc.                                                        3,924      43,596       0.0%
    CTS Corp.                                                      189,221   5,146,811       0.1%
#*  CyberOptics Corp.                                               46,681     672,206       0.0%
#   Daktronics, Inc.                                               463,041   4,755,431       0.0%
*   DHI Group, Inc.                                                590,079   1,298,174       0.0%
*   Digi International, Inc.                                       160,593   1,670,167       0.0%
*   Diodes, Inc.                                                   391,169  13,432,743       0.1%
*   DSP Group, Inc.                                                127,305   1,705,887       0.0%
    DST Systems, Inc.                                               33,069   1,938,505       0.0%
*   Echelon Corp.                                                    2,023       9,650       0.0%
*   EchoStar Corp. Class A                                         486,447  27,216,710       0.3%
*   Edgewater Technology, Inc.                                      51,772     337,036       0.0%
*   Electro Scientific Industries, Inc.                            266,638   4,770,154       0.1%
#*  Electronics for Imaging, Inc.                                  506,432  15,628,492       0.2%
#*  Emcore Corp.                                                   164,316   1,355,607       0.0%
    Entegris, Inc.                                                 530,102  17,360,840       0.2%
*   ePlus, Inc.                                                     95,710   9,149,876       0.1%
*   Evolving Systems, Inc.                                           4,622      21,261       0.0%
*   ExlService Holdings, Inc.                                       11,835     738,741       0.0%
#*  Fabrinet                                                       448,918  16,690,771       0.2%
#*  FARO Technologies, Inc.                                        132,758   6,876,864       0.1%
#*  Finisar Corp.                                                1,204,958  28,364,711       0.3%
#*  Fitbit, Inc. Class A                                           225,609   1,385,239       0.0%
*   FormFactor, Inc.                                               547,024   9,955,837       0.1%
*   Frequency Electronics, Inc.                                     34,992     325,426       0.0%
*   GSE Systems, Inc.                                               70,034     245,119       0.0%
#*  GSI Technology, Inc.                                           121,746     842,482       0.0%
#*  Harmonic, Inc.                                               1,115,553   4,127,546       0.0%
*   ID Systems, Inc.                                                45,114     336,099       0.0%
*   IEC Electronics Corp.                                            4,622      20,822       0.0%
#*  II-VI, Inc.                                                    498,818  22,546,574       0.2%
#*  Infinera Corp.                                                 298,869   2,501,534       0.0%
*   Insight Enterprises, Inc.                                      219,712   9,898,026       0.1%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#*  Internap Corp.                                                  65,848 $   306,193       0.0%
*   inTEST Corp.                                                    80,765     694,579       0.0%
*   Intevac, Inc.                                                  116,559     979,096       0.0%
*   IntriCon Corp.                                                   8,849      99,551       0.0%
#*  Iteris, Inc.                                                    19,368     133,833       0.0%
*   IXYS Corp.                                                     256,237   6,329,054       0.1%
    Jabil, Inc.                                                  1,475,340  41,722,615       0.4%
#*  Kemet Corp.                                                     42,255   1,085,531       0.0%
*   Key Tronic Corp.                                                59,243     446,100       0.0%
*   Kimball Electronics, Inc.                                      168,184   3,700,048       0.0%
#*  Knowles Corp.                                                  657,051  10,880,765       0.1%
*   Kulicke & Soffa Industries, Inc.                               463,667  10,502,058       0.1%
*   KVH Industries, Inc.                                           130,284   1,504,780       0.0%
#*  Lantronix, Inc.                                                 17,484      31,996       0.0%
*   Lattice Semiconductor Corp.                                    503,687   2,946,569       0.0%
#*  Leaf Group, Ltd.                                               120,794     851,598       0.0%
#*  Lightpath Technologies, Inc. Class A                           128,052     509,647       0.0%
*   Liquidity Services, Inc.                                       239,064   1,362,665       0.0%
    ManTech International Corp. Class A                            211,896   9,834,093       0.1%
*   Marchex, Inc. Class B                                          276,002     855,606       0.0%
#*  Meet Group, Inc.(The)                                        1,004,988   3,406,909       0.0%
    Methode Electronics, Inc.                                      263,756  12,370,156       0.1%
*   Microsemi Corp.                                                 15,597     832,412       0.0%
*   MicroStrategy, Inc. Class A                                     19,979   2,642,423       0.0%
    MKS Instruments, Inc.                                          385,396  41,873,275       0.4%
#*  ModusLink Global Solutions, Inc.                               299,432     544,966       0.0%
#   Monotype Imaging Holdings, Inc.                                 78,837   1,817,193       0.0%
#   MTS Systems Corp.                                               45,796   2,383,682       0.0%
*   Nanometrics, Inc.                                              228,533   6,460,628       0.1%
*   Napco Security Technologies, Inc.                               44,729     453,999       0.0%
#*  NeoPhotonics Corp.                                             467,788   2,437,175       0.0%
#*  NETGEAR, Inc.                                                  367,723  17,154,278       0.2%
#*  Netscout Systems, Inc.                                         379,633  10,781,577       0.1%
    Network-1 Technologies, Inc.                                    83,457     350,519       0.0%
*   Novanta, Inc.                                                  115,376   5,457,285       0.1%
*   Optical Cable Corp.                                             28,064      68,757       0.0%
#*  OSI Systems, Inc.                                              221,373  19,564,946       0.2%
*   PAR Technology Corp.                                            80,175     877,115       0.0%
    Park Electrochemical Corp.                                     167,388   3,160,285       0.0%
    PC Connection, Inc.                                            135,220   3,650,940       0.0%
    PC-Tel, Inc.                                                    56,688     376,975       0.0%
*   PCM, Inc.                                                      138,798   1,950,112       0.0%
#*  PDF Solutions, Inc.                                            156,980   2,299,757       0.0%
*   Perceptron, Inc.                                                37,351     285,362       0.0%
*   Perficient, Inc.                                               319,258   6,209,568       0.1%
#*  Photronics, Inc.                                               516,042   5,005,607       0.1%
#*  Plexus Corp.                                                   309,694  19,024,502       0.2%
*   PRGX Global, Inc.                                               45,637     344,559       0.0%
#*  Qualstar Corp.                                                   2,764      20,232       0.0%
*   QuinStreet, Inc.                                                 8,546      76,059       0.0%
*   Qumu Corp.                                                      23,376      73,634       0.0%
#*  Radisys Corp.                                                  198,096     261,487       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
*   Rambus, Inc.                                                   633,475 $ 9,318,417       0.1%
#*  RealNetworks, Inc.                                             213,109   1,005,874       0.0%
    Reis, Inc.                                                      82,711   1,509,476       0.0%
    Relm Wireless Corp.                                              8,250      29,288       0.0%
#   RF Industries, Ltd.                                             30,109      73,767       0.0%
    Richardson Electronics, Ltd.                                    74,071     490,350       0.0%
*   Rogers Corp.                                                   173,745  26,423,140       0.3%
*   Rubicon Project, Inc. (The)                                    336,059   1,196,370       0.0%
#*  Rubicon Technology, Inc.                                           262       1,994       0.0%
*   Rudolph Technologies, Inc.                                     390,088  10,824,942       0.1%
*   Sanmina Corp.                                                  547,328  17,911,309       0.2%
#*  Sapiens International Corp. NV                                   4,800      67,056       0.0%
*   ScanSource, Inc.                                               193,624   8,316,151       0.1%
*   Seachange International, Inc.                                  265,369     703,228       0.0%
*   SecureWorks Corp. Class A                                        1,084      10,862       0.0%
*   Sigma Designs, Inc.                                            365,378   2,210,537       0.0%
*   SMTC Corp.                                                      17,510      25,390       0.0%
#*  SolarEdge Technologies, Inc.                                    63,165   2,074,970       0.0%
*   Sonus Networks, Inc.                                           402,766   3,141,575       0.0%
#*  Sphere 3D Corp.                                                  1,700       4,216       0.0%
*   StarTek, Inc.                                                   51,986     620,713       0.0%
*   Stratasys, Ltd.                                                233,473   5,257,812       0.1%
#*  Super Micro Computer, Inc.                                     562,408  11,191,919       0.1%
*   Sykes Enterprises, Inc.                                        425,489  12,313,652       0.1%
#*  Synaptics, Inc.                                                248,518   9,224,988       0.1%
#*  Synchronoss Technologies, Inc.                                 244,683   2,772,258       0.0%
#   SYNNEX Corp.                                                   214,418  28,920,700       0.3%
    Systemax, Inc.                                                  79,777   2,277,633       0.0%
#*  Tech Data Corp.                                                433,793  40,242,977       0.4%
*   TechTarget, Inc.                                               123,679   1,541,040       0.0%
#*  Telaria, Inc.                                                   34,775     156,140       0.0%
*   Telenav, Inc.                                                   81,780     527,481       0.0%
    Tessco Technologies, Inc.                                       47,574     761,184       0.0%
    TiVo Corp.                                                   1,002,844  18,201,619       0.2%
*   Trio-Tech International                                            979       5,546       0.0%
#*  TTM Technologies, Inc.                                         816,523  12,884,733       0.1%
*   Ultra Clean Holdings, Inc.                                     315,277   8,045,869       0.1%
*   VASCO Data Security International, Inc.                        182,926   2,487,794       0.0%
*   Veeco Instruments, Inc.                                        463,938   8,374,081       0.1%
#*  VeriFone Systems, Inc.                                         809,251  15,440,509       0.1%
*   Verint Systems, Inc.                                           234,976   9,915,987       0.1%
#*  Virtusa Corp.                                                   95,546   3,646,035       0.0%
#   Vishay Intertechnology, Inc.                                   964,685  21,464,241       0.2%
*   Vishay Precision Group, Inc.                                    59,594   1,463,033       0.0%
    Wayside Technology Group, Inc.                                  15,325     212,251       0.0%
*   Wireless Telecom Group, Inc.                                    10,991      18,685       0.0%
*   Xcerra Corp.                                                   316,628   3,118,786       0.0%
    Xerox Corp.                                                    514,985  15,609,195       0.2%
#*  xG Technology, Inc.                                             15,597      22,304       0.0%
*   XO Group, Inc.                                                 199,850   3,989,006       0.0%
#   Xperi Corp.                                                     86,107   1,980,461       0.0%
*   Xplore Technologies Corp.                                       39,375     126,788       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Information Technology -- (Continued)
#   YuMe, Inc.                                                      87,758 $      368,584       0.0%
*   Zedge, Inc. Class B                                             17,667         51,588       0.0%
*   Zynga, Inc. Class A                                          7,458,928     29,089,819       0.3%
                                                                           --------------      ----
Total Information Technology                                                1,342,486,747      12.5%
                                                                           --------------      ----
Materials -- (5.0%)
    A Schulman, Inc.                                                75,481      2,966,403       0.0%
*   AgroFresh Solutions, Inc.                                       42,781        252,408       0.0%
*   Alcoa Corp.                                                     88,572      4,231,970       0.0%
#*  Allegheny Technologies, Inc.                                   368,077      9,268,179       0.1%
#   American Vanguard Corp.                                        260,952      5,871,420       0.1%
#   Ampco-Pittsburgh Corp.                                          93,178      1,542,096       0.0%
    Ashland Global Holdings, Inc.                                   24,355      1,655,653       0.0%
*   Boise Cascade Co.                                              250,112      8,866,470       0.1%
    Cabot Corp.                                                    172,816     10,534,863       0.1%
#   Calgon Carbon Corp.                                            437,695      9,497,981       0.1%
#   Carpenter Technology Corp.                                     421,669     20,994,899       0.2%
#*  Century Aluminum Co.                                           805,062     11,270,868       0.1%
#   CF Industries Holdings, Inc.                                   358,231     13,605,613       0.1%
*   Clearwater Paper Corp.                                         182,639      8,428,790       0.1%
#*  Coeur Mining, Inc.                                             538,617      4,088,103       0.0%
#   Commercial Metals Co.                                          999,305     19,466,461       0.2%
    Core Molding Technologies, Inc.                                 41,394        960,755       0.0%
    Domtar Corp.                                                   606,314     28,690,778       0.3%
*   Flexible Solutions International, Inc.                          10,090         19,070       0.0%
#*  Flotek Industries, Inc.                                        180,548        888,296       0.0%
    Friedman Industries, Inc.                                       53,168        314,755       0.0%
    FutureFuel Corp.                                               247,985      3,764,412       0.0%
#   Gold Resource Corp.                                             60,128        218,265       0.0%
#   Greif, Inc. Class A                                            174,575      9,694,150       0.1%
#   Greif, Inc. Class B                                              9,419        591,984       0.0%
    Hawkins, Inc.                                                   53,581      2,041,436       0.0%
    Haynes International, Inc.                                     117,163      4,180,376       0.0%
#   HB Fuller Co.                                                  483,861     27,517,175       0.3%
#   Hecla Mining Co.                                             4,405,768     20,795,225       0.2%
    Huntsman Corp.                                               1,015,099     32,503,470       0.3%
    Innophos Holdings, Inc.                                        151,477      7,411,770       0.1%
    Innospec, Inc.                                                 260,877     16,135,242       0.2%
#*  Intrepid Potash, Inc.                                          545,064      2,191,157       0.0%
#   Kaiser Aluminum Corp.                                           90,908      9,016,255       0.1%
    KapStone Paper and Packaging Corp.                             947,233     21,274,853       0.2%
*   Kraton Corp.                                                   289,531     14,195,705       0.1%
#   Kronos Worldwide, Inc.                                           3,274         86,139       0.0%
*   Louisiana-Pacific Corp.                                        356,895      9,700,406       0.1%
#*  LSB Industries, Inc.                                           116,509        879,643       0.0%
    Materion Corp.                                                 158,518      8,139,899       0.1%
#   McEwen Mining, Inc.                                             61,134        118,600       0.0%
    Mercer International, Inc.                                     402,810      5,921,307       0.1%
    Minerals Technologies, Inc.                                    226,484     16,284,200       0.2%
#   Mosaic Co. (The)                                             1,086,823     24,279,626       0.2%
*   Northern Technologies International Corp.                        6,062        100,326       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Materials -- (Continued)
#   Olin Corp.                                                   1,184,056 $ 43,253,566       0.4%
#   Olympic Steel, Inc.                                             92,234    1,741,378       0.0%
    PH Glatfelter Co.                                              291,037    6,100,136       0.1%
#*  Platform Specialty Products Corp.                              783,028    8,378,400       0.1%
    Reliance Steel & Aluminum Co.                                  819,428   62,964,848       0.6%
*   Resolute Forest Products, Inc.                                 292,090    1,737,935       0.0%
#   Schnitzer Steel Industries, Inc. Class A                       308,077    9,072,868       0.1%
    Schweitzer-Mauduit International, Inc.                         268,139   11,323,510       0.1%
    Stepan Co.                                                     160,874   12,847,398       0.1%
*   SunCoke Energy, Inc.                                           614,239    6,811,911       0.1%
#   Synalloy Corp.                                                  32,446      463,978       0.0%
#*  TimkenSteel Corp.                                              485,720    6,800,080       0.1%
#*  Trecora Resources                                               85,891    1,043,576       0.0%
    Tredegar Corp.                                                 125,610    2,430,553       0.0%
    Tronox, Ltd. Class A                                           523,664   13,861,386       0.1%
*   UFP Technologies, Inc.                                          10,130      312,510       0.0%
    United States Lime & Minerals, Inc.                             32,263    2,931,094       0.0%
#   United States Steel Corp.                                    1,022,115   25,879,952       0.2%
#*  Universal Stainless & Alloy Products, Inc.                      48,777      999,928       0.0%
#*  Verso Corp. Class A                                             64,159      449,755       0.0%
                                                                           ------------       ---
Total Materials                                                             619,862,214       5.8%
                                                                           ------------       ---
Real Estate -- (0.4%)
#   Alexander & Baldwin, Inc.                                      442,581   20,022,364       0.2%
    Consolidated-Tomoka Land Co.                                    21,593    1,263,622       0.0%
#*  Forestar Group, Inc.                                            34,346      611,359       0.0%
#*  FRP Holdings, Inc.                                              20,870      925,584       0.0%
    Griffin Industrial Realty, Inc.                                 10,781      399,975       0.0%
#*  Howard Hughes Corp. (The)                                       29,155    3,721,053       0.1%
    Jones Lang LaSalle, Inc.                                        33,776    4,373,654       0.1%
#   Kennedy-Wilson Holdings, Inc.                                  179,610    3,493,414       0.0%
#   RE/MAX Holdings, Inc. Class A                                   41,180    2,738,470       0.0%
#   Realogy Holdings Corp.                                         422,526   13,660,266       0.1%
    Stratus Properties, Inc.                                         4,030      119,893       0.0%
#*  Tejon Ranch Co.                                                 58,741    1,107,268       0.0%
#*  Trinity Place Holdings, Inc.                                    31,899      229,673       0.0%
                                                                           ------------       ---
Total Real Estate                                                            52,666,595       0.5%
                                                                           ------------       ---
Telecommunication Services -- (0.6%)
*   Alaska Communications Systems Group, Inc.                      200,549      489,340       0.0%
    ATN International, Inc.                                         99,942    5,425,851       0.1%
#   Consolidated Communications Holdings, Inc.                     136,109    2,609,210       0.0%
#   Frontier Communications Corp.                                  497,398    6,023,490       0.1%
*   General Communication, Inc. Class A                            133,028    5,439,515       0.1%
*   Hawaiian Telcom Holdco, Inc.                                    14,149      426,592       0.0%
    IDT Corp. Class B                                              233,623    3,079,151       0.0%
#*  Iridium Communications, Inc.                                   320,634    3,847,608       0.0%
#*  Lumos Networks Corp.                                           181,415    3,258,213       0.0%
*   ORBCOMM, Inc.                                                  842,097    9,524,117       0.1%
#*  pdvWireless, Inc.                                                  441       12,591       0.0%
    Spok Holdings, Inc.                                            160,279    2,716,729       0.0%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                                         SHARES        VALUE+      OF NET ASSETS**
                                                                       ----------- --------------- ---------------
Telecommunication Services -- (Continued)
          Telephone & Data Systems, Inc.                                   817,093 $    23,818,261        0.2%
*         United States Cellular Corp.                                     226,238       8,278,048        0.1%
#         Windstream Holdings, Inc.                                        448,165         842,550        0.0%
                                                                                   ---------------      -----
Total Telecommunication Services                                                        75,791,266        0.7%
                                                                                   ---------------      -----
Utilities -- (0.6%)
*         Calpine Corp.                                                  2,358,470      35,235,542        0.3%
          Consolidated Water Co., Ltd.                                      35,512         436,798        0.0%
#*        Dynegy, Inc.                                                   1,084,880      13,506,756        0.1%
#         NRG Energy, Inc.                                                 617,629      15,440,725        0.2%
#         Ormat Technologies, Inc.                                         168,279      10,926,355        0.1%
                                                                                   ---------------      -----
Total Utilities                                                                         75,546,176        0.7%
                                                                                   ---------------      -----
TOTAL COMMON STOCKS                                                                 10,638,300,918       99.1%
                                                                                   ---------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees) Media General, Inc. Contingent Value Rights                      654,085          65,408        0.0%
                                                                                   ---------------      -----
TOTAL INVESTMENT SECURITIES                                                         10,638,366,326
                                                                                   ---------------
TEMPORARY CASH INVESTMENTS -- (1.1%)
          State Street Institutional U.S. Government Money Market
            Fund, 0.960%                                               134,565,109     134,565,109        1.3%
                                                                                   ---------------      -----
SECURITIES LENDING COLLATERAL -- (13.4%)
(S)@      DFA Short Term Investment Fund                               144,392,715   1,670,768,102       15.5%
                                                                                   ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $10,217,506,675)                               $12,443,699,537      115.9%
                                                                                   ===============      =====

At October 31, 2017, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                       UNREALIZED
                        NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------             --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)     751     12/15/17  $95,704,424 $96,604,885    $900,461
                                             ----------- -----------    --------
TOTAL FUTURES CONTRACTS                      $95,704,424 $96,604,885    $900,461
                                             =========== ===========    ========

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                --------------- -------------- ------- ---------------
Common Stocks
   Consumer Discretionary       $ 1,688,240,422             --   --    $ 1,688,240,422
   Consumer Staples                 269,883,986             --   --        269,883,986
   Energy                         1,030,167,543             --   --      1,030,167,543
   Financials                     2,588,027,738             --   --      2,588,027,738
   Health Care                      593,457,006             --   --        593,457,006
   Industrials                    2,302,171,225             --   --      2,302,171,225
   Information Technology         1,342,486,747             --   --      1,342,486,747
   Materials                        619,862,214             --   --        619,862,214
   Real Estate                       52,666,595             --   --         52,666,595
   Telecommunication Services        75,791,266             --   --         75,791,266
   Utilities                         75,546,176             --   --         75,546,176
RIGHTS/WARRANTS                              -- $       65,408   --             65,408
Temporary Cash Investments          134,565,109             --   --        134,565,109
Securities Lending Collateral                --  1,670,768,102   --      1,670,768,102
Futures Contracts**                     900,461             --   --            900,461
                                --------------- --------------   --    ---------------
TOTAL                           $10,773,766,488 $1,670,833,510   --    $12,444,599,998
                                =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                        U.S. SMALL CAP VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (88.3%)
Consumer Discretionary -- (13.5%)
*   1-800-Flowers.com, Inc. Class A                                230,035 $ 2,162,329       0.0%
    A.H. Belo Corp. Class A                                        336,764   1,633,305       0.0%
#   Aaron's, Inc.                                                2,630,659  96,808,251       0.6%
#   Abercrombie & Fitch Co. Class A                              1,294,854  17,389,889       0.1%
#   Adtalem Global Education, Inc.                               2,165,341  80,009,350       0.5%
#   AMC Entertainment Holdings, Inc. Class A                       522,022   7,256,106       0.1%
#   AMCON Distributing Co.                                           3,858     347,220       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 1,776,676  31,607,066       0.2%
#   American Eagle Outfitters, Inc.                                692,306   9,013,824       0.1%
*   American Public Education, Inc.                                274,082   5,481,640       0.0%
#*  Ascena Retail Group, Inc.                                    4,923,874   9,552,316       0.1%
#*  Ascent Capital Group, Inc. Class A                             284,799   3,203,989       0.0%
#*  AV Homes, Inc.                                                 382,542   6,369,324       0.0%
*   Ballantyne Strong, Inc.                                        282,242   1,796,922       0.0%
#*  Barnes & Noble Education, Inc.                               1,212,058   6,605,716       0.1%
#   Barnes & Noble, Inc.                                         2,050,137  14,350,959       0.1%
    Bassett Furniture Industries, Inc.                             198,342   7,695,670       0.1%
#   BBX Capital Corp.                                              413,909   3,348,524       0.0%
#   Beasley Broadcast Group, Inc. Class A                           86,428     816,745       0.0%
#   Bed Bath & Beyond, Inc.                                        750,599  14,936,920       0.1%
#*  Belmond, Ltd. Class A                                        3,246,711  42,694,250       0.3%
#   Big 5 Sporting Goods Corp.                                     569,902   3,618,878       0.0%
#*  Biglari Holdings, Inc.                                           9,337   3,337,417       0.0%
#*  Bojangles', Inc.                                                11,003     134,787       0.0%
#*  Boot Barn Holdings, Inc.                                       405,174   3,334,582       0.0%
*   Bridgepoint Education, Inc.                                     97,541     944,197       0.0%
#*  Build-A-Bear Workshop, Inc.                                    277,430   2,163,954       0.0%
#   CalAtlantic Group, Inc.                                         50,607   2,496,949       0.0%
#   Caleres, Inc.                                                  863,088  23,588,195       0.2%
#   Callaway Golf Co.                                              758,189  10,940,667       0.1%
*   Cambium Learning Group, Inc.                                    89,605     548,383       0.0%
    Canterbury Park Holding Corp.                                   15,171     197,223       0.0%
*   Career Education Corp.                                         389,876   4,163,876       0.0%
#   Carriage Services, Inc.                                        167,320   4,333,588       0.0%
#   Cato Corp. (The) Class A                                       729,009   9,375,056       0.1%
*   Century Casinos, Inc.                                          107,622     887,881       0.0%
*   Century Communities, Inc.                                      510,593  14,577,430       0.1%
#   Chico's FAS, Inc.                                            1,580,534  12,628,467       0.1%
#*  Christopher & Banks Corp.                                      358,280     422,770       0.0%
#*  Chuy's Holdings, Inc.                                           38,590     868,275       0.0%
    Citi Trends, Inc.                                              306,990   6,680,102       0.1%
#*  Conn's, Inc.                                                   302,361   9,297,601       0.1%
#*  Container Store Group, Inc. (The)                              114,588     413,663       0.0%
#   Cooper Tire & Rubber Co.                                       814,399  26,712,287       0.2%
#   Core-Mark Holding Co., Inc.                                     16,052     546,731       0.0%
#   CSS Industries, Inc.                                           257,320   7,714,454       0.1%
#*  Deckers Outdoor Corp.                                          707,637  48,289,149       0.3%
#*  Del Frisco's Restaurant Group, Inc.                            596,032   8,284,845       0.1%
#*  Del Taco Restaurants, Inc.                                     881,992  11,192,478       0.1%
#*  Delta Apparel, Inc.                                            185,130   3,874,771       0.0%
#   Dick's Sporting Goods, Inc.                                     98,895   2,419,961       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Dillard's, Inc. Class A                                        458,705 $23,302,214       0.2%
#*  Dixie Group, Inc. (The)                                        357,179   1,375,139       0.0%
    Dover Motorsports, Inc.                                        319,398     622,826       0.0%
#   Drive Shack, Inc.                                              201,297     734,734       0.0%
#   DSW, Inc. Class A                                            2,300,871  44,061,680       0.3%
*   El Pollo Loco Holdings, Inc.                                   304,868   3,505,982       0.0%
#*  Eldorado Resorts, Inc.                                          46,674   1,199,522       0.0%
*   Emerson Radio Corp.                                            103,087     148,445       0.0%
*   Emmis Communications Corp. Class A                              19,841      68,253       0.0%
#   Entercom Communications Corp. Class A                          486,520   5,376,046       0.0%
#*  Eros International P.L.C.                                       18,621     228,107       0.0%
#   Escalade, Inc.                                                  26,843     331,511       0.0%
#   Ethan Allen Interiors, Inc.                                    367,052  10,919,797       0.1%
#*  EW Scripps Co. (The) Class A                                 1,823,845  31,625,472       0.2%
#*  Express, Inc.                                                1,629,736  11,033,313       0.1%
#*  Fiesta Restaurant Group, Inc.                                   13,800     228,390       0.0%
#   Finish Line, Inc. (The) Class A                              1,219,376  11,303,616       0.1%
#   Flanigan's Enterprises, Inc.                                     4,740     102,384       0.0%
#   Flexsteel Industries, Inc.                                     203,924  10,251,259       0.1%
#*  Fossil Group, Inc.                                             345,293   2,720,909       0.0%
#   Fred's, Inc. Class A                                           630,397   2,780,051       0.0%
#*  FTD Cos., Inc.                                                 683,760   7,384,608       0.1%
*   Full House Resorts, Inc.                                       112,535     318,474       0.0%
#*  G-III Apparel Group, Ltd.                                    1,212,758  30,731,288       0.2%
#   GameStop Corp. Class A                                       3,325,747  62,158,211       0.4%
    Gaming Partners International Corp.                             23,164     252,024       0.0%
#   Gannett Co., Inc.                                            2,205,853  19,190,921       0.1%
#*  Genesco, Inc.                                                  398,739   9,769,105       0.1%
#*  Global Eagle Entertainment, Inc.                                84,607     205,595       0.0%
    Graham Holdings Co. Class B                                     78,764  43,828,228       0.3%
#*  Gray Television, Inc.                                        1,927,974  30,018,555       0.2%
*   Gray Television, Inc. Class A                                   23,767     303,029       0.0%
*   Green Brick Partners, Inc.                                     322,105   3,494,839       0.0%
#   Group 1 Automotive, Inc.                                       587,767  46,180,853       0.3%
#   Guess?, Inc.                                                 2,664,605  43,193,247       0.3%
#*  Hamilton Beach Brands Holding Co. Class A                      141,236   5,475,720       0.0%
#   Hamilton Beach Brands Holding Co. Class B                      141,236   5,475,720       0.0%
*   Harte-Hanks, Inc.                                            1,108,186   1,152,513       0.0%
#   Haverty Furniture Cos., Inc.                                   546,976  13,045,378       0.1%
    Haverty Furniture Cos., Inc. Class A                             5,701     135,541       0.0%
#*  Helen of Troy, Ltd.                                            263,995  24,525,135       0.2%
#*  Hemisphere Media Group, Inc.                                    37,428     456,622       0.0%
#*  Hibbett Sports, Inc.                                           279,270   3,574,656       0.0%
#   Hooker Furniture Corp.                                         284,047  13,463,828       0.1%
#*  Iconix Brand Group, Inc.                                       486,955     798,606       0.0%
    ILG, Inc.                                                    1,681,644  49,894,377       0.3%
    International Speedway Corp. Class A                           107,285   4,168,022       0.0%
*   J Alexander's Holdings, Inc.                                    83,562     877,401       0.0%
#*  JAKKS Pacific, Inc.                                            564,859   1,553,362       0.0%
#*  JC Penney Co., Inc.                                            913,275   2,557,170       0.0%
#   Johnson Outdoors, Inc. Class A                                 206,255  15,512,439       0.1%
*   K12, Inc.                                                    1,054,522  17,104,347       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE+    OF NET ASSETS**
                                                                 ---------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   KB Home                                                         361,462 $ 9,914,903       0.1%
*   Kirkland's, Inc.                                                266,657   3,119,887       0.0%
#*  La Quinta Holdings, Inc.                                        311,801   5,493,934       0.0%
    La-Z-Boy, Inc.                                                   24,129     650,277       0.0%
*   Lakeland Industries, Inc.                                       181,285   2,873,367       0.0%
#*  Lands' End, Inc.                                                  4,900      53,410       0.0%
    Libbey, Inc.                                                    291,149   1,991,459       0.0%
*   Liberty Expedia Holdings, Inc. Class A                          286,398  13,202,948       0.1%
    Liberty Tax, Inc.                                                41,907     546,886       0.0%
#*  Liberty TripAdvisor Holdings, Inc. Class A                    1,648,278  17,801,402       0.1%
    Lifetime Brands, Inc.                                           423,240   7,893,426       0.1%
*   Luby's, Inc.                                                    727,682   1,753,714       0.0%
*   M/I Homes, Inc.                                                 692,910  23,143,194       0.2%
    Marcus Corp. (The)                                              566,490  15,380,203       0.1%
#*  MarineMax, Inc.                                                 599,286  11,116,755       0.1%
#   Marriott Vacations Worldwide Corp.                              677,318  89,148,595       0.6%
#*  McClatchy Co. (The) Class A                                      72,120     710,382       0.0%
    McRae Industries, Inc. Class A                                    4,660     162,168       0.0%
#   MDC Holdings, Inc.                                            1,636,852  60,628,998       0.4%
#   Meredith Corp.                                                  202,172  10,715,116       0.1%
#*  Meritage Homes Corp.                                          1,426,415  69,466,410       0.5%
*   Modine Manufacturing Co.                                      1,338,391  28,173,131       0.2%
#*  Motorcar Parts of America, Inc.                                  34,144     987,103       0.0%
#   Movado Group, Inc.                                              461,078  12,771,861       0.1%
#*  Nevada Gold & Casinos, Inc.                                      83,887     181,196       0.0%
*   New Home Co., Inc. (The)                                        118,958   1,383,482       0.0%
#   New Media Investment Group, Inc.                              1,006,216  16,069,270       0.1%
#*  New York & Co., Inc.                                            197,601     339,874       0.0%
    Nobility Homes, Inc.                                              1,994      33,659       0.0%
    Office Depot, Inc.                                           13,680,235  42,408,728       0.3%
#   P&F Industries, Inc. Class A                                     17,337     130,894       0.0%
#*  Party City Holdco, Inc.                                          29,780     332,047       0.0%
#   Penske Automotive Group, Inc.                                   305,903  14,261,198       0.1%
#*  Perry Ellis International, Inc.                                 463,474  10,794,309       0.1%
*   PICO Holdings, Inc.                                             203,807   3,851,952       0.0%
#   Pier 1 Imports, Inc.                                          1,674,260   6,964,922       0.1%
#*  Playa Hotels & Resorts NV                                       194,644   2,010,673       0.0%
*   QEP Co., Inc.                                                    40,516   1,172,938       0.0%
    RCI Hospitality Holdings, Inc.                                  322,238   8,877,657       0.1%
#*  Reading International, Inc. Class A                               8,287     129,692       0.0%
#*  Red Lion Hotels Corp.                                           572,729   5,040,015       0.0%
#*  Red Robin Gourmet Burgers, Inc.                                 273,406  18,700,970       0.1%
*   Regis Corp.                                                   1,267,641  18,925,880       0.1%
    Rocky Brands, Inc.                                              203,367   3,721,616       0.0%
    Saga Communications, Inc. Class A                               153,816   6,729,450       0.1%
    Salem Media Group, Inc.                                         243,509   1,558,458       0.0%
#   Scholastic Corp.                                              1,252,497  46,267,239       0.3%
#*  Sequential Brands Group, Inc.                                    89,091     231,637       0.0%
*   Shiloh Industries, Inc.                                         344,424   3,196,255       0.0%
#   Shoe Carnival, Inc.                                             470,929   8,839,337       0.1%
#   Signet Jewelers, Ltd.                                            18,177   1,191,866       0.0%
#   Sonic Automotive, Inc. Class A                                  769,830  15,281,125       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
Consumer Discretionary -- (Continued)
    Speedway Motorsports, Inc.                                   1,036,878 $   20,685,716       0.1%
#   Stage Stores, Inc.                                             564,115        936,431       0.0%
    Standard Motor Products, Inc.                                  141,091      6,161,444       0.0%
#   Stein Mart, Inc.                                               210,674        225,421       0.0%
    Strattec Security Corp.                                         90,913      4,195,635       0.0%
#   Superior Industries International, Inc.                        697,794     10,850,697       0.1%
#   Superior Uniform Group, Inc.                                   237,643      5,577,481       0.0%
*   Sypris Solutions, Inc.                                         146,574        206,669       0.0%
*   Taylor Morrison Home Corp. Class A                           1,893,276     45,722,615       0.3%
#   Tilly's, Inc. Class A                                          387,007      4,609,253       0.0%
    Time, Inc.                                                   1,707,885     19,811,466       0.1%
*   TopBuild Corp.                                                 955,846     63,076,278       0.4%
    Tower International, Inc.                                       26,233        797,483       0.0%
*   Townsquare Media, Inc. Class A                                 102,931      1,074,600       0.0%
*   Trans World Entertainment Corp.                                627,694      1,129,849       0.0%
#*  TravelCenters of America LLC                                   169,600        831,040       0.0%
#*  TRI Pointe Group, Inc.                                       5,761,788    101,926,030       0.7%
    Tribune Media Co. Class A                                      719,078     29,431,863       0.2%
#*  Tuesday Morning Corp.                                        1,163,215      3,605,966       0.0%
*   Unifi, Inc.                                                    441,122     16,784,692       0.1%
*   Universal Technical Institute, Inc.                            162,630        541,558       0.0%
#*  Urban One, Inc.                                                423,710        741,493       0.0%
#*  Urban Outfitters, Inc.                                         649,427     15,923,950       0.1%
#*  Vera Bradley, Inc.                                             756,843      5,449,270       0.0%
#*  Vista Outdoor, Inc.                                          1,467,030     30,675,597       0.2%
#*  VOXX International Corp.                                       576,366      3,861,652       0.0%
#   Weyco Group, Inc.                                               46,821      1,273,063       0.0%
#*  William Lyon Homes Class A                                     891,944     24,751,446       0.2%
#   Winnebago Industries, Inc.                                      49,119      2,414,199       0.0%
#   Wolverine World Wide, Inc.                                     541,370     14,779,401       0.1%
#*  ZAGG, Inc.                                                     580,511      9,084,997       0.1%
#*  Zumiez, Inc.                                                   673,284     11,883,463       0.1%
                                                                           --------------      ----
Total Consumer Discretionary                                                2,291,134,982      15.1%
                                                                           --------------      ----
Consumer Staples -- (3.8%)
#   Alico, Inc.                                                     31,835      1,047,371       0.0%
*   Alliance One International, Inc.                               146,095      1,563,216       0.0%
    Andersons, Inc. (The)                                          739,997     27,712,888       0.2%
*   Bridgford Foods Corp.                                           37,720        488,851       0.0%
*   CCA Industries, Inc.                                            28,497         85,349       0.0%
#*  Central Garden & Pet Co.                                       294,255     11,234,656       0.1%
*   Central Garden & Pet Co. Class A                               929,377     34,303,305       0.2%
#*  Chefs' Warehouse, Inc. (The)                                    13,683        272,976       0.0%
#*  Coffee Holding Co., Inc.                                         1,109          4,625       0.0%
*   Darling Ingredients, Inc.                                    6,340,472    115,713,614       0.8%
#   Dean Foods Co.                                                 605,808      5,906,628       0.0%
#   Fresh Del Monte Produce, Inc.                                1,800,679     80,148,222       0.5%
#*  Hostess Brands, Inc.                                           566,507      6,531,826       0.0%
#   Ingles Markets, Inc. Class A                                   316,367      7,371,351       0.1%
#   John B. Sanfilippo & Son, Inc.                                 115,394      6,790,937       0.1%
*   Landec Corp.                                                   727,593      9,640,607       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
#   Mannatech, Inc.                                                  6,862 $     98,813       0.0%
#*  Natural Alternatives International, Inc.                       174,072    1,845,163       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                       158,008      775,819       0.0%
    Nature's Sunshine Products, Inc.                                 7,360       72,864       0.0%
#   Oil-Dri Corp. of America                                        72,862    3,060,933       0.0%
    Omega Protein Corp.                                            618,925   13,554,457       0.1%
#   Orchids Paper Products Co.                                       2,641       32,431       0.0%
#   Sanderson Farms, Inc.                                          284,830   42,602,023       0.3%
    Seaboard Corp.                                                  18,357   80,773,003       0.5%
*   Seneca Foods Corp. Class A                                     206,625    7,438,500       0.1%
*   Seneca Foods Corp. Class B                                      24,020      909,157       0.0%
#*  Smart & Final Stores, Inc.                                     929,830    5,578,980       0.0%
#   Snyder's-Lance, Inc.                                           926,341   34,858,212       0.2%
#   SpartanNash Co.                                              1,047,823   25,724,055       0.2%
#*  SUPERVALU, Inc.                                                 83,358    1,357,902       0.0%
#*  United Natural Foods, Inc.                                   1,650,193   63,977,983       0.4%
#   Universal Corp.                                                805,915   46,219,225       0.3%
#   Village Super Market, Inc. Class A                             170,751    4,096,316       0.0%
#   Weis Markets, Inc.                                             314,559   12,214,326       0.1%
                                                                           ------------       ---
Total Consumer Staples                                                      654,006,584       4.3%
                                                                           ------------       ---
Energy -- (7.9%)
    Adams Resources & Energy, Inc.                                 113,508    4,874,034       0.0%
    Andeavor                                                        72,102    7,660,116       0.1%
    Archrock, Inc.                                               2,274,353   27,292,236       0.2%
#*  Ardmore Shipping Corp.                                         331,882    2,754,621       0.0%
*   Barnwell Industries, Inc.                                      112,072      224,144       0.0%
#*  Bill Barrett Corp.                                           1,633,733    8,054,304       0.1%
#*  Callon Petroleum Co.                                         3,252,543   36,070,702       0.2%
#*  Clean Energy Fuels Corp.                                     2,949,582    6,931,518       0.0%
#*  Cloud Peak Energy, Inc.                                      1,706,725    7,253,581       0.1%
#*  CONSOL Energy, Inc.                                          2,865,253   46,216,531       0.3%
*   Contango Oil & Gas Co.                                         181,722      725,071       0.0%
#   CVR Energy, Inc.                                                 8,115      222,757       0.0%
#*  Dawson Geophysical Co.                                         216,564      957,213       0.0%
#   Delek US Holdings, Inc.                                      2,602,004   67,782,204       0.5%
#   DHT Holdings, Inc.                                           3,281,751   12,930,099       0.1%
#*  Diamond Offshore Drilling, Inc.                                320,226    5,357,381       0.0%
#*  Dorian LPG, Ltd.                                               815,730    5,832,469       0.0%
#*  Dril-Quip, Inc.                                              1,005,453   42,329,571       0.3%
#*  Eclipse Resources Corp.                                        960,722    2,132,803       0.0%
#   EnLink Midstream LLC                                           116,262    1,802,061       0.0%
#   Ensco P.L.C. Class A                                         7,333,865   39,529,532       0.3%
#*  EP Energy Corp. Class A                                         45,699      123,387       0.0%
*   Era Group, Inc.                                                605,907    6,519,559       0.0%
*   Exterran Corp.                                               1,257,828   40,590,110       0.3%
#   GasLog, Ltd.                                                   659,590   11,377,927       0.1%
#   Green Plains, Inc.                                           1,262,462   23,229,301       0.2%
#   Gulf Island Fabrication, Inc.                                  356,049    4,682,044       0.0%
#*  Gulfport Energy Corp.                                          700,347    9,594,754       0.1%
#   Hallador Energy Co.                                            341,277    1,767,815       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
-                                                                ---------- -------------- ---------------
Energy -- (Continued)
#*  Helix Energy Solutions Group, Inc.                            2,856,297 $   19,479,946       0.1%
#*  Hornbeck Offshore Services, Inc.                                816,443      3,045,332       0.0%
#*  Independence Contract Drilling, Inc.                            329,326      1,067,016       0.0%
*   International Seaways, Inc.                                     202,480      4,077,947       0.0%
#*  Matrix Service Co.                                              618,649      8,722,951       0.1%
#*  McDermott International, Inc.                                 8,546,347     56,576,817       0.4%
*   Mitcham Industries, Inc.                                        297,558        970,039       0.0%
#   Nabors Industries, Ltd.                                      10,330,401     58,160,158       0.4%
#   NACCO Industries, Inc. Class A                                  141,236      5,875,418       0.0%
*   Natural Gas Services Group, Inc.                                388,744     10,807,083       0.1%
#*  Newpark Resources, Inc.                                       1,007,159      8,812,641       0.1%
#*  Noble Corp. P.L.C.                                              406,443      1,690,803       0.0%
*   Oasis Petroleum, Inc.                                         7,305,736     69,039,205       0.5%
#   Oceaneering International, Inc.                               1,312,167     26,532,017       0.2%
#*  Oil States International, Inc.                                1,600,630     36,894,521       0.2%
#*  Overseas Shipholding Group, Inc. Class A                        636,480      1,508,458       0.0%
#*  Pacific Ethanol, Inc.                                         1,003,280      4,815,744       0.0%
#*  Par Pacific Holdings, Inc.                                       35,125        737,274       0.0%
#*  Parker Drilling Co.                                           3,291,349      3,455,916       0.0%
#   Patterson-UTI Energy, Inc.                                    3,240,184     64,090,839       0.4%
#   PBF Energy, Inc. Class A                                      3,548,336    102,795,294       0.7%
#*  PDC Energy, Inc.                                              1,558,721     79,385,661       0.5%
#*  Peabody Energy Corp.                                            351,194     10,848,383       0.1%
*   PHI, Inc. Non-Voting                                            348,970      4,079,459       0.0%
*   PHI, Inc. Voting                                                  1,686         19,254       0.0%
#*  Pioneer Energy Services Corp.                                 1,150,270      2,185,513       0.0%
*   QEP Resources, Inc.                                           2,585,369     23,139,053       0.2%
#*  Renewable Energy Group, Inc.                                    455,852      5,515,809       0.0%
#*  REX American Resources Corp.                                    177,179     15,623,644       0.1%
#*  Rowan Cos. P.L.C. Class A                                     3,075,498     44,071,886       0.3%
#   Scorpio Tankers, Inc.                                         4,877,597     17,364,245       0.1%
#*  SEACOR Holdings, Inc.                                           509,011     24,025,319       0.2%
#*  SEACOR Marine Holdings, Inc.                                    466,825      6,605,574       0.0%
#   SemGroup Corp. Class A                                        1,699,805     44,279,920       0.3%
    Ship Finance International, Ltd.                                235,190      3,504,331       0.0%
*   SilverBow Resources, Inc.                                         1,722         38,728       0.0%
#   SM Energy Co.                                                   794,266     16,941,694       0.1%
#*  SRC Energy, Inc.                                                281,981      2,690,099       0.0%
#   Teekay Corp.                                                     42,502        344,266       0.0%
#   Teekay Tankers, Ltd. Class A                                  1,529,875      2,264,215       0.0%
#*  TETRA Technologies, Inc.                                        839,460      2,384,066       0.0%
#*  Transocean, Ltd.                                                800,512      8,405,376       0.1%
#*  Unit Corp.                                                      894,655     16,747,942       0.1%
#   US Silica Holdings, Inc.                                         12,762        389,369       0.0%
#*  Whiting Petroleum Corp.                                      10,033,690     60,302,477       0.4%
*   Willbros Group, Inc.                                            135,916        415,903       0.0%
    World Fuel Services Corp.                                     1,410,021     39,198,584       0.3%
                                                                            --------------       ---
Total Energy                                                                 1,344,744,034       8.9%
                                                                            --------------       ---
Financials -- (23.8%)
    1st Constitution Bancorp                                         52,313        939,018       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   1st Source Corp.                                               604,298 $ 31,006,530       0.2%
#   A-Mark Precious Metals, Inc.                                     3,540       54,976       0.0%
    Access National Corp.                                            5,115      148,847       0.0%
#*  Ambac Financial Group, Inc.                                    827,961   13,479,205       0.1%
    American Equity Investment Life Holding Co.                  3,252,117   95,969,973       0.6%
    American National Insurance Co.                                 70,707    8,607,163       0.1%
    American River Bankshares                                      146,710    2,229,992       0.0%
#   AmeriServ Financial, Inc.                                      328,767    1,347,945       0.0%
#   Amtrust Financial Services, Inc.                               401,214    5,039,248       0.0%
#*  Anchor Bancorp, Inc.                                               600       14,970       0.0%
    Argo Group International Holdings, Ltd.                      1,083,224   68,188,951       0.5%
    Aspen Insurance Holdings, Ltd.                               2,072,459   88,908,491       0.6%
#   Associated Banc-Corp                                         4,111,950  104,032,335       0.7%
#   Associated Capital Group, Inc. Class A                           7,286      270,311       0.0%
#*  Asta Funding, Inc.                                              27,927      199,678       0.0%
    Atlantic American Corp.                                        238,675      847,296       0.0%
*   Atlantic Capital Bancshares, Inc.                               60,460      994,567       0.0%
*   Atlantic Coast Financial Corp.                                   8,191       71,426       0.0%
*   Atlanticus Holdings Corp.                                      251,104      570,006       0.0%
*   Atlas Financial Holdings, Inc.                                  64,534    1,274,546       0.0%
#   Baldwin & Lyons, Inc. Class A                                    3,124       70,290       0.0%
    Baldwin & Lyons, Inc. Class B                                  368,575    8,458,796       0.1%
#   Banc of California, Inc.                                       528,867   11,132,650       0.1%
#   Bancorp of New Jersey, Inc.                                        420        7,350       0.0%
*   Bancorp, Inc. (The)                                             71,765      603,544       0.0%
#   BancorpSouth, Inc.                                             178,613    5,644,171       0.0%
    Bank Mutual Corp.                                              503,409    5,323,550       0.0%
#   Bank of Commerce Holdings                                       39,037      468,444       0.0%
    BankFinancial Corp.                                            530,129    8,397,243       0.1%
    BankUnited, Inc.                                                44,423    1,548,142       0.0%
    Banner Corp.                                                   516,472   29,604,175       0.2%
#   Bar Harbor Bankshares                                           46,883    1,417,273       0.0%
    BCB Bancorp, Inc.                                               41,806      587,374       0.0%
#   Bear State Financial, Inc.                                      97,919    1,004,649       0.0%
    Beneficial Bancorp, Inc.                                     1,467,567   24,214,855       0.2%
*   Berkshire Bancorp, Inc.                                          4,650       55,800       0.0%
    Berkshire Hills Bancorp, Inc.                                1,067,340   40,879,122       0.3%
    Blue Capital Reinsurance Holdings, Ltd.                          2,300       30,475       0.0%
    Blue Hills Bancorp, Inc.                                       310,824    6,744,881       0.0%
*   BNCCORP, Inc.                                                   28,507      779,952       0.0%
#   Boston Private Financial Holdings, Inc.                        151,867    2,414,685       0.0%
#   Bridge Bancorp, Inc.                                             8,201      291,136       0.0%
    Brookline Bancorp, Inc.                                      2,237,394   34,455,868       0.2%
    C&F Financial Corp.                                             30,584    1,773,872       0.0%
    California First National Bancorp                              140,750    2,167,550       0.0%
    Camden National Corp.                                           29,553    1,275,803       0.0%
#   Capital Bank Financial Corp. Class A                            17,226      699,376       0.0%
    Capital City Bank Group, Inc.                                  106,796    2,633,589       0.0%
    Capitol Federal Financial, Inc.                              1,568,146   21,624,733       0.1%
    Cathay General Bancorp                                         621,575   25,981,835       0.2%
    Central Pacific Financial Corp.                                112,396    3,497,764       0.0%
    Central Valley Community Bancorp                                59,955    1,211,091       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   Century Bancorp, Inc. Class A                                   30,680 $  2,606,266       0.0%
    Charter Financial Corp.                                        138,317    2,651,537       0.0%
#   Chemical Financial Corp.                                       715,282   37,688,209       0.3%
#   Citizens & Northern Corp.                                        8,852      216,254       0.0%
    Citizens Community Bancorp, Inc.                                42,530      578,833       0.0%
    Citizens First Corp.                                             5,422      128,447       0.0%
#   Civista Bancshares, Inc.                                         8,184      184,713       0.0%
#   Clifton Bancorp, Inc.                                          289,409    4,928,635       0.0%
#   CNB Financial Corp.                                             43,364    1,246,715       0.0%
#   CNO Financial Group, Inc.                                    4,510,009  108,104,916       0.7%
    Codorus Valley Bancorp, Inc.                                    33,595    1,062,938       0.0%
#   Colony Bankcorp, Inc.                                           12,037      166,712       0.0%
#*  Community Bankers Trust Corp.                                      300        2,595       0.0%
    Community Trust Bancorp, Inc.                                  137,918    6,661,439       0.0%
    Community West Bancshares                                       23,717      247,843       0.0%
    ConnectOne Bancorp, Inc.                                       359,278    9,646,614       0.1%
#*  Consumer Portfolio Services, Inc.                              702,684    3,056,675       0.0%
#*  Cowen, Inc.                                                    390,593    5,858,895       0.0%
#*  Customers Bancorp, Inc.                                        537,761   14,702,386       0.1%
#   Dime Community Bancshares, Inc.                                709,815   15,651,421       0.1%
    Donegal Group, Inc. Class A                                    538,067    9,222,468       0.1%
    Donegal Group, Inc. Class B                                     54,141      839,186       0.0%
    Eagle Bancorp Montana, Inc.                                     22,013      438,059       0.0%
#   EMC Insurance Group, Inc.                                      489,293   14,414,572       0.1%
    Employers Holdings, Inc.                                       637,161   30,392,580       0.2%
*   Enova International, Inc.                                        2,070       30,740       0.0%
#*  Enstar Group, Ltd.                                              22,580    5,143,724       0.0%
*   Equity Bancshares, Inc. Class A                                 19,978      681,050       0.0%
#   ESSA Bancorp, Inc.                                             177,786    2,874,800       0.0%
#*  Ezcorp, Inc. Class A                                         1,416,444   14,518,551       0.1%
    Farmers Capital Bank Corp.                                      76,537    3,183,939       0.0%
#   Farmers National Banc Corp.                                      7,811      113,260       0.0%
    FBL Financial Group, Inc. Class A                              744,872   57,615,849       0.4%
    Federal Agricultural Mortgage Corp. Class A                      3,592      263,114       0.0%
#   Federal Agricultural Mortgage Corp. Class C                    262,166   19,463,204       0.1%
    Federated National Holding Co.                                 157,918    2,422,462       0.0%
#   Fidelity Southern Corp.                                        155,633    3,413,032       0.0%
    Financial Institutions, Inc.                                   319,087   10,466,054       0.1%
*   First Acceptance Corp.                                         827,873      832,012       0.0%
#   First American Financial Corp.                                  21,011    1,143,419       0.0%
*   First BanCorp(318672706)                                     4,469,900   23,019,985       0.2%
    First Bancorp(318910106)                                       220,466    8,091,102       0.1%
    First Bancorp of Indiana, Inc.                                   5,430      116,311       0.0%
    First Bancorp, Inc.                                              1,508       47,065       0.0%
*   First Bancshares, Inc.                                          17,709      204,273       0.0%
#   First Bancshares, Inc. (The)                                     2,580       82,302       0.0%
#   First Business Financial Services, Inc.                         64,511    1,434,080       0.0%
#   First Citizens BancShares, Inc. Class A                         22,318    9,038,790       0.1%
    First Commonwealth Financial Corp.                           2,372,433   34,542,624       0.2%
    First Community Bancshares, Inc.                               226,682    6,770,991       0.1%
    First Connecticut Bancorp, Inc.                                109,655    2,894,892       0.0%
    First Defiance Financial Corp.                                 218,119   11,822,050       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    First Federal of Northern Michigan Bancorp, Inc.                31,310 $    250,480       0.0%
#   First Financial Corp.                                          130,526    6,199,985       0.0%
    First Financial Northwest, Inc.                                275,485    4,581,316       0.0%
    First Internet Bancorp                                          26,568    1,001,614       0.0%
    First Interstate Bancsystem, Inc. Class A                      504,898   19,842,491       0.1%
    First Merchants Corp.                                          680,468   29,260,124       0.2%
    First Mid-Illinois Bancshares, Inc.                             11,577      446,872       0.0%
#   First Midwest Bancorp, Inc.                                  1,428,197   32,977,069       0.2%
*   First Northwest Bancorp                                         57,325      969,939       0.0%
#   First South Bancorp, Inc.                                        8,902      166,022       0.0%
*   First United Corp.                                              79,633    1,393,577       0.0%
    FirstCash, Inc.                                                348,241   22,235,188       0.2%
*   Flagstar Bancorp, Inc.                                         980,969   36,658,812       0.2%
#   Flushing Financial Corp.                                       630,028   18,888,239       0.1%
    FNB Corp.                                                      827,956   11,169,126       0.1%
*   FNFV Group                                                     780,402   13,461,934       0.1%
#*  Franklin Financial Network, Inc.                                 9,046      310,278       0.0%
#   Fulton Financial Corp.                                       5,608,623  102,076,939       0.7%
#   Gain Capital Holdings, Inc.                                    332,355    2,452,780       0.0%
    GAINSCO, Inc.                                                      100        1,703       0.0%
#*  Genworth Financial, Inc. Class A                             4,508,469   14,923,032       0.1%
#*  Global Indemnity, Ltd.                                         283,450   11,896,396       0.1%
    Great Southern Bancorp, Inc.                                     8,969      482,084       0.0%
#   Great Western Bancorp, Inc.                                    286,590   11,632,688       0.1%
#   Greenhill & Co., Inc.                                            9,900      181,170       0.0%
#*  Greenlight Capital Re, Ltd. Class A                            327,861    7,229,335       0.1%
    Guaranty Federal Bancshares, Inc.                               32,452      686,035       0.0%
*   Hallmark Financial Services, Inc.                              501,166    5,808,514       0.0%
#   Hancock Holding Co.                                          1,840,989   89,748,214       0.6%
    Hanover Insurance Group, Inc. (The)                          1,210,534  119,092,335       0.8%
    Harleysville Financial Corp.                                     5,124      115,290       0.0%
#   Hawthorn Bancshares, Inc.                                       32,980      661,249       0.0%
#   HCI Group, Inc.                                                 80,246    3,006,015       0.0%
    Heartland Financial USA, Inc.                                   29,099    1,433,126       0.0%
    Heritage Financial Corp.                                       448,378   13,675,529       0.1%
#   Heritage Insurance Holdings, Inc.                              289,367    4,641,447       0.0%
    Hilltop Holdings, Inc.                                       1,307,737   30,810,284       0.2%
*   HMN Financial, Inc.                                            101,761    1,867,314       0.0%
#   Home Bancorp, Inc.                                               6,475      277,389       0.0%
*   HomeStreet, Inc.                                               754,445   21,916,627       0.1%
*   HomeTrust Bancshares, Inc.                                     220,549    5,789,411       0.0%
#   Hope Bancorp, Inc.                                           1,301,634   24,015,147       0.2%
    HopFed Bancorp, Inc.                                            75,218    1,083,891       0.0%
    Horace Mann Educators Corp.                                    984,370   43,115,406       0.3%
    Iberiabank Corp.                                               920,024   67,851,770       0.5%
#*  Impac Mortgage Holdings, Inc.                                      900       11,790       0.0%
#   Independence Holding Co.                                         4,491      121,931       0.0%
    Independent Bank Corp.                                           3,821       85,973       0.0%
#   Independent Bank Group, Inc.                                   158,596    9,975,688       0.1%
#   Infinity Property & Casualty Corp.                             393,316   37,109,365       0.3%
    International Bancshares Corp.                               1,238,099   50,266,819       0.3%
*   INTL. FCStone, Inc.                                             41,925    1,740,307       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Investar Holding Corp.                                           1,021 $     23,687       0.0%
    Investors Title Co.                                             43,312    8,216,286       0.1%
#   Janus Henderson Group P.L.C.                                 1,661,300   57,730,175       0.4%
    Kearny Financial Corp.                                       1,693,488   25,486,994       0.2%
#   Kemper Corp.                                                 1,712,513  109,772,083       0.7%
#   Lake Shore Bancorp, Inc.                                           697       11,361       0.0%
#   Lakeland Bancorp, Inc.                                         274,878    5,648,743       0.0%
    Landmark Bancorp, Inc.                                          29,629      899,240       0.0%
    LCNB Corp.                                                      25,017      510,347       0.0%
#   Legg Mason, Inc.                                               536,560   20,485,861       0.1%
    Mackinac Financial Corp.                                       135,692    2,103,226       0.0%
*   Magyar Bancorp, Inc.                                            36,773      452,860       0.0%
#   Maiden Holdings, Ltd.                                        2,191,463   18,079,570       0.1%
    MainSource Financial Group, Inc.                               515,844   19,442,160       0.1%
    Marlin Business Services Corp.                                 280,326    6,139,139       0.0%
    MB Financial, Inc.                                           1,929,936   88,661,260       0.6%
#*  MBIA, Inc.                                                   3,112,085   22,562,616       0.2%
    MBT Financial Corp.                                            354,375    3,738,656       0.0%
    Mercantile Bank Corp.                                          294,814   10,642,785       0.1%
    Meridian Bancorp, Inc.                                         124,085    2,444,474       0.0%
    Mid Penn Bancorp, Inc.                                           4,664      137,355       0.0%
    Midland States Bancorp, Inc.                                    19,010      616,875       0.0%
#   MidSouth Bancorp, Inc.                                          90,841    1,190,017       0.0%
    MidWestOne Financial Group, Inc.                                51,028    1,796,696       0.0%
    MSB Financial Corp.                                              3,518       60,861       0.0%
    MutualFirst Financial, Inc.                                    140,043    5,419,664       0.0%
    National Bank Holdings Corp. Class A                           673,294   22,097,509       0.2%
#   National General Holdings Corp.                                 80,272    1,619,889       0.0%
#   National Security Group, Inc. (The)                             11,290      147,673       0.0%
#   National Western Life Group, Inc. Class A                       72,565   25,947,793       0.2%
#*  Nationstar Mortgage Holdings, Inc.                             438,441    8,536,446       0.1%
#   Navient Corp.                                                  462,683    5,765,030       0.0%
    Navigators Group, Inc. (The)                                   903,402   52,397,316       0.4%
    NBT Bancorp, Inc.                                                1,800       68,652       0.0%
#   Nelnet, Inc. Class A                                           789,600   46,223,184       0.3%
    NewStar Financial, Inc.                                        631,131    7,750,289       0.1%
*   Nicholas Financial, Inc.                                       191,957    1,694,980       0.0%
#*  Nicolet Bankshares, Inc.                                         7,879      448,630       0.0%
#*  NMI Holdings, Inc. Class A                                   1,014,923   14,767,130       0.1%
#   Northeast Bancorp                                               49,548    1,275,861       0.0%
    Northeast Community Bancorp, Inc.                               10,981      109,810       0.0%
#   Northfield Bancorp, Inc.                                       691,283   11,793,288       0.1%
#   Northrim BanCorp, Inc.                                         174,368    5,666,960       0.0%
#   Northwest Bancshares, Inc.                                   2,479,253   41,824,998       0.3%
#   Norwood Financial Corp.                                            756       22,582       0.0%
#   OceanFirst Financial Corp.                                     130,283    3,615,353       0.0%
    OFG Bancorp                                                  1,145,093   10,191,328       0.1%
#   Old National Bancorp                                         4,542,920   82,681,144       0.6%
    Old Second Bancorp, Inc.                                       298,905    4,094,998       0.0%
#*  OneMain Holdings, Inc.                                         644,687   20,481,706       0.1%
    Oppenheimer Holdings, Inc. Class A                             136,058    2,959,261       0.0%
*   Opus Bank                                                      421,151   10,907,811       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   Oritani Financial Corp.                                        487,661 $  8,265,854       0.1%
    Pacific Continental Corp.                                       11,867      332,276       0.0%
    Park Sterling Corp.                                            877,085   11,024,958       0.1%
#   Parke Bancorp, Inc.                                                484       10,430       0.0%
    Patriot National Bancorp, Inc.                                   7,682      132,899       0.0%
#   PB Bancorp, Inc.                                                 3,118       33,051       0.0%
    Peapack Gladstone Financial Corp.                               62,152    2,156,053       0.0%
#   Penns Woods Bancorp, Inc.                                        1,424       68,950       0.0%
    Peoples Bancorp of North Carolina, Inc.                         35,291    1,203,070       0.0%
    Peoples Bancorp, Inc.                                          461,564   15,287,000       0.1%
#   Peoples Financial Services Corp.                                10,744      487,133       0.0%
#   Pinnacle Financial Partners, Inc.                                1,591      105,324       0.0%
    Piper Jaffray Cos.                                             337,738   24,688,648       0.2%
    Popular, Inc.                                                  718,231   26,344,713       0.2%
#*  PRA Group, Inc.                                                155,322    4,333,484       0.0%
    Premier Financial Bancorp, Inc.                                194,847    4,033,333       0.0%
#   Provident Financial Holdings, Inc.                             203,517    3,933,984       0.0%
    Provident Financial Services, Inc.                           2,203,338   59,930,794       0.4%
#   Prudential Bancorp, Inc.                                         4,686       85,520       0.0%
*   Regional Management Corp.                                      304,459    7,517,093       0.1%
#   Renasant Corp.                                                 624,520   25,855,128       0.2%
    Republic Bancorp, Inc. Class A                                  80,171    3,152,324       0.0%
    Riverview Bancorp, Inc.                                        462,103    4,103,475       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A                  16,564       72,882       0.0%
#   S&T Bancorp, Inc.                                              182,001    7,442,021       0.1%
    Safety Insurance Group, Inc.                                   294,452   24,203,954       0.2%
    Salisbury Bancorp, Inc.                                          3,107      141,213       0.0%
#   Sandy Spring Bancorp, Inc.                                     435,243   17,588,170       0.1%
    SB Financial Group, Inc.                                        34,522      606,552       0.0%
*   Security National Financial Corp. Class A                       16,858       92,719       0.0%
#*  Select Bancorp, Inc.                                            43,496      507,598       0.0%
#   Selective Insurance Group, Inc.                              1,626,522   96,940,711       0.6%
    Shore Bancshares, Inc.                                          61,760    1,016,570       0.0%
    SI Financial Group, Inc.                                        52,787      791,805       0.0%
*   Siebert Financial Corp.                                         39,339      149,882       0.0%
    Sierra Bancorp                                                 280,054    7,410,229       0.1%
#   Simmons First National Corp. Class A                           457,405   26,392,259       0.2%
#   Southern National Bancorp of Virginia, Inc.                      6,692      109,280       0.0%
    Southwest Georgia Financial Corp.                                1,652       34,692       0.0%
#   State Auto Financial Corp.                                     899,022   23,050,924       0.2%
#   Sterling Bancorp                                             4,408,451  110,431,698       0.7%
#   Stewart Information Services Corp.                             334,740   12,700,036       0.1%
#   Stifel Financial Corp.                                       1,119,473   59,365,653       0.4%
#   Summit State Bank                                               10,697      134,782       0.0%
#   Sun Bancorp, Inc.                                               27,637      700,598       0.0%
#*  Sunshine Bancorp, Inc.                                             600       14,010       0.0%
#   Sussex Bancorp                                                  30,750      787,200       0.0%
    TCF Financial Corp.                                          2,879,072   52,456,692       0.4%
    Territorial Bancorp, Inc.                                       82,785    2,615,178       0.0%
#*  Third Point Reinsurance, Ltd.                                  808,885   13,508,379       0.1%
    Timberland Bancorp, Inc.                                       188,335    5,708,434       0.0%
#   Tiptree, Inc.                                                  801,230    5,328,179       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Financials -- (Continued)
    Trico Bancshares                                                65,260 $    2,703,069       0.0%
#*  TriState Capital Holdings, Inc.                                  1,734         39,275       0.0%
#   Trustmark Corp.                                              1,416,156     46,648,179       0.3%
#   Two River Bancorp                                               13,622        264,267       0.0%
    Umpqua Holdings Corp.                                        1,133,907     23,199,737       0.2%
#*  Unico American Corp.                                           142,667      1,401,703       0.0%
#   Union Bankshares Corp.                                       1,256,944     43,377,137       0.3%
    United Bancshares, Inc.                                          9,093        207,775       0.0%
#   United Bankshares, Inc.                                         95,795      3,443,830       0.0%
    United Community Bancorp                                         2,815         59,115       0.0%
    United Community Banks, Inc.                                       646         17,713       0.0%
    United Community Financial Corp.                               320,320      2,956,554       0.0%
    United Financial Bancorp, Inc.                               1,063,024     19,463,969       0.1%
    United Fire Group, Inc.                                        790,855     36,450,507       0.2%
#   United Insurance Holdings Corp.                                 31,015        488,176       0.0%
#   United Security Bancshares                                      49,647        466,682       0.0%
#   Unity Bancorp, Inc.                                             67,523      1,333,579       0.0%
#   Univest Corp. of Pennsylvania                                  193,666      5,674,414       0.0%
#   Valley National Bancorp                                      2,618,975     30,118,212       0.2%
#   Virtus Investment Partners, Inc.                                39,893      4,643,545       0.0%
    VSB Bancorp, Inc.                                                  833         15,827       0.0%
    Washington Federal, Inc.                                     3,007,914    104,675,407       0.7%
    Waterstone Financial, Inc.                                     419,430      8,053,056       0.1%
    Wayne Savings Bancshares, Inc.                                  22,033        392,187       0.0%
#   Webster Financial Corp.                                        262,700     14,445,873       0.1%
#   WesBanco, Inc.                                               1,052,818     42,533,847       0.3%
    Western New England Bancorp, Inc.                              522,811      5,515,656       0.0%
    White Mountains Insurance Group, Ltd.                              152        135,151       0.0%
    Wintrust Financial Corp.                                     1,394,086    113,325,251       0.8%
#*  World Acceptance Corp.                                         111,618      9,766,575       0.1%
    WVS Financial Corp.                                              1,740         27,623       0.0%
#*  Xenith Bankshares, Inc.                                         46,247      1,478,979       0.0%
                                                                           --------------      ----
Total Financials                                                            4,037,793,430      26.6%
                                                                           --------------      ----
Health Care -- (4.2%)
#*  AAC Holdings, Inc.                                              14,819        117,366       0.0%
#*  Acadia Healthcare Co., Inc.                                     49,996      1,567,875       0.0%
#   Aceto Corp.                                                    580,787      5,848,525       0.0%
#*  Acorda Therapeutics, Inc.                                       82,857      2,201,925       0.0%
*   Allied Healthcare Products, Inc.                                34,602         70,934       0.0%
#*  Allscripts Healthcare Solutions, Inc.                        1,742,428     23,487,929       0.2%
#*  Almost Family, Inc.                                            154,293      6,827,465       0.1%
#*  AMAG Pharmaceuticals, Inc.                                     497,564      7,811,755       0.1%
*   American Shared Hospital Services                               87,469        271,154       0.0%
    Analogic Corp.                                                 159,585     12,814,675       0.1%
*   AngioDynamics, Inc.                                          1,086,740     18,441,978       0.1%
#*  Applied Genetic Technologies Corp.                             191,541        651,239       0.0%
#*  Brookdale Senior Living, Inc.                                4,963,999     49,788,910       0.3%
#*  Community Health Systems, Inc.                               2,574,195     15,187,750       0.1%
#   CONMED Corp.                                                   690,167     36,040,521       0.2%
#*  Cumberland Pharmaceuticals, Inc.                                36,546        270,806       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
#*  Cutera, Inc.                                                   147,470 $  5,795,571       0.0%
#*  Depomed, Inc.                                                  332,174    1,607,722       0.0%
    Digirad Corp.                                                  269,340      538,680       0.0%
#*  Diplomat Pharmacy, Inc.                                        135,095    2,843,750       0.0%
#*  Emergent BioSolutions, Inc.                                    109,152    4,474,140       0.0%
#*  Endo International P.L.C.                                    2,942,761   18,774,815       0.1%
#   Ensign Group, Inc. (The)                                        48,398    1,117,026       0.0%
*   Exactech, Inc.                                                 256,876   10,750,261       0.1%
*   Five Star Senior Living, Inc.                                  246,771      370,157       0.0%
#*  FONAR Corp.                                                      5,391      171,973       0.0%
#*  Halyard Health, Inc.                                           894,416   37,699,634       0.3%
#*  Hanger, Inc.                                                   262,823    3,127,594       0.0%
#*  Harvard Bioscience, Inc.                                       215,745      722,746       0.0%
#*  Horizon Pharma P.L.C.                                          390,337    5,292,970       0.0%
#*  Impax Laboratories, Inc.                                       803,358   14,580,948       0.1%
*   Integer Holdings Corp.                                         881,573   42,844,448       0.3%
#   Invacare Corp.                                                 526,432    8,159,696       0.1%
    Kewaunee Scientific Corp.                                       70,151    1,999,304       0.0%
#*  LHC Group, Inc.                                                218,129   14,573,198       0.1%
#*  LifePoint Health, Inc.                                       1,220,067   58,746,226       0.4%
#*  LivaNova P.L.C.                                                365,131   26,983,181       0.2%
*   Magellan Health, Inc.                                          728,658   62,154,527       0.4%
#*  Mallinckrodt P.L.C.                                            410,902   13,013,266       0.1%
*   MEI Pharma, Inc.                                                19,881       52,088       0.0%
*   Merit Medical Systems, Inc.                                    133,167    5,067,004       0.0%
#*  Micron Solutions, Inc.                                           2,937       10,632       0.0%
#*  Misonix, Inc.                                                  126,403    1,289,311       0.0%
#*  Molina Healthcare, Inc.                                        330,813   22,439,046       0.2%
#*  Myriad Genetics, Inc.                                        1,403,637   48,116,676       0.3%
    National HealthCare Corp.                                      102,766    6,577,024       0.1%
#   Owens & Minor, Inc.                                            421,820   10,364,117       0.1%
#*  PDL BioPharma, Inc.                                          3,116,657    9,225,305       0.1%
#*  Pfenex, Inc.                                                   112,172      354,464       0.0%
*   PharMerica Corp.                                               791,123   23,179,904       0.2%
#*  Providence Service Corp. (The)                                  77,371    4,301,828       0.0%
#*  Quorum Health Corp.                                            176,667    1,010,535       0.0%
#*  RTI Surgical, Inc.                                             912,401    4,105,804       0.0%
*   Select Medical Holdings Corp.                                2,445,789   46,836,859       0.3%
#*  Spectrum Pharmaceuticals, Inc.                                 139,132    2,725,596       0.0%
#*  Tivity Health, Inc.                                             51,392    2,376,880       0.0%
#*  Triple-S Management Corp. Class B                              725,967   17,430,468       0.1%
                                                                           ------------       ---
Total Health Care                                                           723,206,181       4.8%
                                                                           ------------       ---
Industrials -- (16.2%)
    AAR Corp.                                                    1,022,355   39,759,386       0.3%
#*  Acacia Research Corp.                                           28,399      127,796       0.0%
*   ACCO Brands Corp.                                            3,356,739   43,805,444       0.3%
    Acme United Corp.                                                4,447      100,058       0.0%
#*  Aegion Corp.                                                   994,130   23,153,288       0.2%
*   AeroCentury Corp.                                               31,474      442,210       0.0%
#*  Aerovironment, Inc.                                             71,615    3,663,823       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Industrials -- (Continued)
#   Air Lease Corp.                                                784,783 $ 34,098,821       0.2%
*   Air Transport Services Group, Inc.                             922,797   22,331,687       0.2%
#   Aircastle, Ltd.                                              2,695,728   62,702,633       0.4%
#   Alamo Group, Inc.                                              264,564   27,911,502       0.2%
*   Alpha PRO Tech, Ltd.                                            81,726      339,163       0.0%
#   AMERCO                                                          46,862   18,399,896       0.1%
*   Ameresco, Inc. Class A                                         238,553    1,836,858       0.0%
#   American Railcar Industries, Inc.                              444,443   17,688,831       0.1%
*   AMREP Corp.                                                      7,729       54,953       0.0%
#   ArcBest Corp.                                                  801,468   26,127,857       0.2%
#*  Armstrong Flooring, Inc.                                       568,103    8,407,924       0.1%
#*  Arotech Corp.                                                  431,193    1,724,772       0.0%
    Astec Industries, Inc.                                         318,733   16,558,179       0.1%
#*  Atlas Air Worldwide Holdings, Inc.                             795,837   48,824,600       0.3%
*   Avalon Holdings Corp. Class A                                   45,187       93,302       0.0%
#   Barnes Group, Inc.                                           1,100,530   71,633,498       0.5%
*   Beacon Roofing Supply, Inc.                                    447,965   24,821,741       0.2%
#*  BMC Stock Holdings, Inc.                                       362,115    7,767,367       0.1%
    Briggs & Stratton Corp.                                      1,227,784   30,940,157       0.2%
#*  Broadwind Energy, Inc.                                         206,324      568,423       0.0%
*   CAI International, Inc.                                        471,817   17,466,665       0.1%
*   CBIZ, Inc.                                                   1,328,096   22,511,227       0.2%
#   CECO Environmental Corp.                                       195,112    1,711,132       0.0%
#   Celadon Group, Inc.                                            336,059    2,470,034       0.0%
#   Cemtrex, Inc.                                                   13,570       38,675       0.0%
#*  Chart Industries, Inc.                                         256,249   11,146,832       0.1%
    Chicago Rivet & Machine Co.                                     29,001      879,020       0.0%
*   Civeo Corp.                                                    529,617    1,106,900       0.0%
    Columbus McKinnon Corp.                                        336,420   13,308,775       0.1%
#   CompX International, Inc.                                       67,191      997,786       0.0%
*   Continental Materials Corp.                                     14,260      274,505       0.0%
    Copa Holdings SA Class A                                       116,851   14,394,875       0.1%
    Costamare, Inc.                                                706,085    4,384,788       0.0%
*   Covenant Transportation Group, Inc. Class A                    299,665    8,900,051       0.1%
#*  CPI Aerostructures, Inc.                                        27,236      254,657       0.0%
    CRA International, Inc.                                        196,685    8,311,908       0.1%
*   CSW Industrials, Inc.                                           25,621    1,256,710       0.0%
#   Cubic Corp.                                                    532,780   29,063,149       0.2%
    DMC Global, Inc.                                               116,786    2,540,096       0.0%
#*  Ducommun, Inc.                                                 320,003   10,550,499       0.1%
#*  DXP Enterprises, Inc.                                           30,675      983,747       0.0%
    Eastern Co. (The)                                               76,887    2,222,034       0.0%
#*  Echo Global Logistics, Inc.                                    514,410   12,371,561       0.1%
    Ecology and Environment, Inc. Class A                           35,051      411,849       0.0%
    EMCOR Group, Inc.                                              129,131   10,396,337       0.1%
    Encore Wire Corp.                                              535,634   24,183,875       0.2%
*   Engility Holdings, Inc.                                        101,529    3,418,481       0.0%
#   Ennis, Inc.                                                    722,667   14,561,740       0.1%
#   ESCO Technologies, Inc.                                        496,116   28,749,922       0.2%
#   Essendant, Inc.                                                610,001    5,904,810       0.0%
#*  Esterline Technologies Corp.                                 1,083,684  102,787,427       0.7%
    Federal Signal Corp.                                           839,463   17,922,535       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
#*  Franklin Covey Co.                                             169,269 $ 3,283,819       0.0%
    FreightCar America, Inc.                                       324,372   6,072,244       0.0%
#*  FTI Consulting, Inc.                                         1,121,563  47,946,818       0.3%
#*  Fuel Tech, Inc.                                                 20,066      18,280       0.0%
#   GATX Corp.                                                   1,562,725  92,841,492       0.6%
*   Gencor Industries, Inc.                                        174,670   3,161,527       0.0%
#*  Gibraltar Industries, Inc.                                     687,951  22,874,371       0.2%
#*  Golden Ocean Group, Ltd.                                        88,714     727,455       0.0%
*   GP Strategies Corp.                                              9,103     264,442       0.0%
    Graham Corp.                                                    40,287     776,330       0.0%
#   Granite Construction, Inc.                                     447,949  28,529,872       0.2%
#*  Great Lakes Dredge & Dock Corp.                              1,551,872   7,914,547       0.1%
#   Greenbrier Cos., Inc. (The)                                    646,093  33,726,055       0.2%
#   Griffon Corp.                                                1,343,457  30,294,955       0.2%
    Hardinge, Inc.                                                 328,578   5,434,680       0.0%
    Heidrick & Struggles International, Inc.                       348,280   8,654,758       0.1%
#*  Heritage-Crystal Clean, Inc.                                   169,323   3,310,265       0.0%
#*  Hertz Global Holdings, Inc.                                  2,381,158  59,219,399       0.4%
#*  Hill International, Inc.                                       214,449   1,136,580       0.0%
#*  Houston Wire & Cable Co.                                       106,802     571,391       0.0%
*   Hub Group, Inc. Class A                                        646,655  28,000,161       0.2%
*   Hudson Global, Inc.                                            344,553     520,275       0.0%
    Hurco Cos., Inc.                                               168,466   7,538,854       0.1%
*   Huron Consulting Group, Inc.                                   225,127   8,239,648       0.1%
    Hyster-Yale Materials Handling, Inc.                           267,911  21,028,334       0.1%
*   ICF International, Inc.                                        537,360  28,856,232       0.2%
#*  IES Holdings, Inc.                                              46,846     876,020       0.0%
#*  InnerWorkings, Inc.                                            340,834   3,708,274       0.0%
*   Intersections, Inc.                                             78,131     192,984       0.0%
    Kadant, Inc.                                                   375,383  42,643,509       0.3%
    Kelly Services, Inc. Class A                                 1,044,101  27,470,297       0.2%
#   Kelly Services, Inc. Class B                                       567      14,994       0.0%
*   Key Technology, Inc.                                            10,099     169,865       0.0%
#*  Kirby Corp.                                                    339,073  24,023,322       0.2%
#*  KLX, Inc.                                                    1,075,817  59,019,321       0.4%
    Korn/Ferry International                                     1,507,432  63,055,881       0.4%
*   Lawson Products, Inc.                                          142,912   3,594,237       0.0%
#*  Layne Christensen Co.                                          239,150   3,159,172       0.0%
    LS Starrett Co. (The) Class A                                  135,422   1,151,087       0.0%
    LSI Industries, Inc.                                           375,831   2,612,025       0.0%
*   Lydall, Inc.                                                   143,079   8,269,966       0.1%
#*  Manitex International, Inc.                                     58,406     530,326       0.0%
    Marten Transport, Ltd.                                       1,405,071  27,609,645       0.2%
#*  MasTec, Inc.                                                    68,605   2,987,748       0.0%
*   Mastech Digital, Inc.                                           65,778     838,670       0.0%
    Matson, Inc.                                                   415,426  11,312,050       0.1%
#   Maxar Technologies, Ltd.                                       664,528  42,064,622       0.3%
    McGrath RentCorp                                               432,569  19,335,834       0.1%
    Miller Industries, Inc.                                        300,835   8,498,589       0.1%
*   Mistras Group, Inc.                                              7,625     160,201       0.0%
#   Mobile Mini, Inc.                                            1,278,405  42,315,205       0.3%
*   Moog, Inc. Class A                                              76,149   6,682,836       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
*   MYR Group, Inc.                                                340,440 $10,856,632       0.1%
#   National Presto Industries, Inc.                                 8,595   1,004,756       0.0%
*   Navigant Consulting, Inc.                                    1,403,800  24,299,778       0.2%
*   Nexeo Solutions, Inc.                                           28,078     207,496       0.0%
*   NL Industries, Inc.                                            818,716  10,643,308       0.1%
#   NN, Inc.                                                       736,769  21,771,524       0.1%
#*  Northwest Pipe Co.                                             194,019   3,538,907       0.0%
#*  Orion Energy Systems, Inc.                                      43,022      36,999       0.0%
*   Orion Group Holdings, Inc.                                     726,856   5,233,363       0.0%
*   PAM Transportation Services, Inc.                              103,381   3,025,962       0.0%
    Park-Ohio Holdings Corp.                                       160,682   7,576,156       0.1%
*   Patriot Transportation Holding, Inc.                             2,456      46,443       0.0%
*   Performant Financial Corp.                                      30,372      56,492       0.0%
*   Perma-Pipe International Holdings, Inc.                        203,998   1,703,383       0.0%
#   Powell Industries, Inc.                                        207,148   6,003,149       0.0%
    Preformed Line Products Co.                                     52,268   3,716,777       0.0%
#   Quanex Building Products Corp.                                 850,245  18,662,878       0.1%
#*  Radiant Logistics, Inc.                                         91,585     446,935       0.0%
*   RCM Technologies, Inc.                                         206,263   1,221,077       0.0%
    Regal Beloit Corp.                                             743,466  60,332,266       0.4%
    Resources Connection, Inc.                                     430,214   6,775,871       0.0%
#*  Revolution Lighting Technologies, Inc.                          33,318     185,248       0.0%
*   Roadrunner Transportation Systems, Inc.                        683,453   6,014,386       0.0%
*   RPX Corp.                                                    1,453,157  18,920,104       0.1%
*   Rush Enterprises, Inc. Class A                                 857,011  43,519,019       0.3%
*   Rush Enterprises, Inc. Class B                                 303,861  14,460,745       0.1%
*   Saia, Inc.                                                     662,586  42,935,573       0.3%
    Servotronics, Inc.                                              15,025     131,769       0.0%
*   SIFCO Industries, Inc.                                          65,652     479,260       0.0%
#   SkyWest, Inc.                                                1,604,820  75,587,022       0.5%
    Spartan Motors, Inc.                                           897,675  14,497,451       0.1%
*   Sparton Corp.                                                  183,481   4,273,272       0.0%
#*  Spirit Airlines, Inc.                                           41,991   1,557,446       0.0%
*   SPX FLOW, Inc.                                                  25,470   1,050,128       0.0%
    Steelcase, Inc. Class A                                        189,226   2,753,238       0.0%
#*  Sterling Construction Co., Inc.                                 64,077   1,143,774       0.0%
#*  Team, Inc.                                                     578,502   7,115,575       0.0%
#   Terex Corp.                                                  1,583,719  74,609,002       0.5%
    Tetra Tech, Inc.                                               441,250  21,731,562       0.1%
#*  Textainer Group Holdings, Ltd.                                  37,910     741,141       0.0%
#*  Thermon Group Holdings, Inc.                                    25,155     541,084       0.0%
#   Titan International, Inc.                                      734,020   7,149,355       0.0%
*   Titan Machinery, Inc.                                          162,976   2,426,713       0.0%
*   Transcat, Inc.                                                  58,439     742,175       0.0%
*   TriMas Corp.                                                   624,666  16,584,882       0.1%
#   Trinity Industries, Inc.                                        93,024   3,025,140       0.0%
    Triton International, Ltd.                                   1,191,779  47,551,982       0.3%
#   Triumph Group, Inc.                                            501,555  15,573,283       0.1%
#*  TrueBlue, Inc.                                                  46,780   1,267,738       0.0%
#*  Tutor Perini Corp.                                           1,575,733  44,435,671       0.3%
#*  Twin Disc, Inc.                                                 88,803   1,895,944       0.0%
*   Ultralife Corp.                                                228,996   1,717,470       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Industrials -- (Continued)
#   UniFirst Corp.                                                 255,989 $   40,318,267       0.3%
    Universal Forest Products, Inc.                                495,988     55,997,045       0.4%
#*  USA Truck, Inc.                                                180,422      2,543,950       0.0%
*   Vectrus, Inc.                                                      255          7,780       0.0%
#*  Veritiv Corp.                                                  280,970      9,033,186       0.1%
    Viad Corp.                                                     440,272     25,557,790       0.2%
*   Virco Manufacturing Corp.                                       47,331        267,420       0.0%
#*  Volt Information Sciences, Inc.                                427,295      1,837,369       0.0%
#   VSE Corp.                                                       78,275      3,843,303       0.0%
#   Wabash National Corp.                                          802,896     18,065,160       0.1%
#   Werner Enterprises, Inc.                                     1,670,428     59,550,758       0.4%
#*  Wesco Aircraft Holdings, Inc.                                  715,183      6,472,406       0.0%
*   WESCO International, Inc.                                    1,576,414     99,550,544       0.7%
*   Willis Lease Finance Corp.                                     249,969      6,271,722       0.0%
                                                                           --------------      ----
Total Industrials                                                           2,753,700,239      18.1%
                                                                           --------------      ----
Information Technology -- (12.8%)
#*  ADDvantage Technologies Group, Inc.                              4,523          6,604       0.0%
*   Agilysys, Inc.                                                 446,808      5,482,334       0.0%
#*  Airgain, Inc.                                                    2,740         23,893       0.0%
*   Alpha & Omega Semiconductor, Ltd.                              677,530     12,486,878       0.1%
*   Amkor Technology, Inc.                                       3,937,886     45,561,341       0.3%
#*  Amtech Systems, Inc.                                             4,400         64,064       0.0%
*   Anixter International, Inc.                                    251,699     17,291,721       0.1%
    AstroNova, Inc.                                                167,910      2,090,479       0.0%
#*  AutoWeb, Inc.                                                   42,382        293,283       0.0%
*   Aviat Networks, Inc.                                            10,701        177,637       0.0%
#   AVX Corp.                                                    1,667,029     31,406,826       0.2%
*   Aware, Inc.                                                    655,871      3,049,800       0.0%
*   AXT, Inc.                                                      780,268      7,256,492       0.1%
*   Bankrate, Inc.                                               1,278,316     17,768,592       0.1%
    Bel Fuse, Inc. Class A                                          13,612        384,063       0.0%
    Bel Fuse, Inc. Class B                                         183,597      5,939,363       0.0%
#   Belden, Inc.                                                    38,897      3,108,259       0.0%
#*  Benchmark Electronics, Inc.                                  1,761,669     54,523,655       0.4%
    Black Box Corp.                                                  3,890         12,059       0.0%
*   Blucora, Inc.                                                1,168,611     25,358,859       0.2%
    Brooks Automation, Inc.                                      2,091,361     71,921,905       0.5%
*   BSQUARE Corp.                                                   84,739        453,354       0.0%
*   CACI International, Inc. Class A                               849,691    122,143,081       0.8%
*   Calix, Inc.                                                     74,213        408,171       0.0%
#*  Cardtronics P.L.C. Class A                                      71,716      1,642,296       0.0%
#*  Cars.com, Inc.                                                  29,834        710,646       0.0%
#*  Coherent, Inc.                                                 117,470     30,860,544       0.2%
    Cohu, Inc.                                                     810,812     20,918,950       0.1%
    Communications Systems, Inc.                                   115,393        499,652       0.0%
#*  comScore, Inc.                                                  32,276        964,084       0.0%
#   Comtech Telecommunications Corp.                               658,356     14,161,238       0.1%
    Concurrent Computer Corp.                                      160,981        988,423       0.0%
#   Convergys Corp.                                              3,556,089     91,498,170       0.6%
*   Cray, Inc.                                                     431,653      8,913,634       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#*  Cree, Inc.                                                   3,155,360 $112,646,352       0.8%
    CSP, Inc.                                                      128,131    1,423,535       0.0%
#   CTS Corp.                                                    1,015,755   27,628,536       0.2%
#*  CyberOptics Corp.                                               19,483      280,555       0.0%
#   Daktronics, Inc.                                                59,689      613,006       0.0%
*   Data I/O Corp.                                                  28,200      359,268       0.0%
*   DHI Group, Inc.                                                 43,088       94,794       0.0%
*   Digi International, Inc.                                       756,584    7,868,474       0.1%
*   Diodes, Inc.                                                   957,773   32,889,925       0.2%
*   DSP Group, Inc.                                                530,058    7,102,777       0.1%
*   Edgewater Technology, Inc.                                     299,794    1,951,659       0.0%
*   Electro Scientific Industries, Inc.                            342,342    6,124,498       0.1%
*   ePlus, Inc.                                                    416,388   39,806,693       0.3%
#*  Fabrinet                                                       104,084    3,869,843       0.0%
#*  FARO Technologies, Inc.                                        213,543   11,061,527       0.1%
#*  Finisar Corp.                                                  131,039    3,084,658       0.0%
*   First Solar, Inc.                                              105,115    5,762,404       0.0%
*   FormFactor, Inc.                                             1,091,506   19,865,409       0.1%
*   Frequency Electronics, Inc.                                    211,942    1,971,061       0.0%
#*  GSI Technology, Inc.                                            10,009       69,262       0.0%
#*  ID Systems, Inc.                                                16,917      126,032       0.0%
#*  II-VI, Inc.                                                    956,662   43,241,122       0.3%
#*  Infinera Corp.                                                 463,392    3,878,591       0.0%
*   Insight Enterprises, Inc.                                    1,098,126   49,470,576       0.3%
#*  Intelligent Systems Corp.                                       27,446      105,695       0.0%
*   inTEST Corp.                                                     6,200       53,320       0.0%
*   IntriCon Corp.                                                  41,461      466,436       0.0%
*   IXYS Corp.                                                     806,088   19,910,374       0.1%
#*  Kemet Corp.                                                    414,917   10,659,218       0.1%
*   Key Tronic Corp.                                               367,188    2,764,926       0.0%
*   Kimball Electronics, Inc.                                      798,917   17,576,174       0.1%
#*  Knowles Corp.                                                1,194,357   19,778,552       0.1%
*   Kulicke & Soffa Industries, Inc.                             2,045,534   46,331,345       0.3%
#*  KVH Industries, Inc.                                           285,930    3,302,491       0.0%
#*  LGL Group, Inc. (The)                                           14,703       88,218       0.0%
    ManTech International Corp. Class A                            772,031   35,829,959       0.2%
#*  Meet Group, Inc.(The)                                        1,211,189    4,105,931       0.0%
#   MKS Instruments, Inc.                                          915,012   99,416,054       0.7%
#*  ModusLink Global Solutions, Inc.                               114,258      207,950       0.0%
#   MTS Systems Corp.                                               22,857    1,189,707       0.0%
#*  NeoPhotonics Corp.                                             492,577    2,566,326       0.0%
#*  NETGEAR, Inc.                                                  808,301   37,707,242       0.3%
#*  Netscout Systems, Inc.                                       1,834,430   52,097,812       0.4%
    Network-1 Technologies, Inc.                                    24,699      103,736       0.0%
*   Optical Cable Corp.                                            169,845      416,120       0.0%
*   PAR Technology Corp.                                           171,963    1,881,275       0.0%
#   Park Electrochemical Corp.                                      98,999    1,869,101       0.0%
    PC Connection, Inc.                                            869,150   23,467,050       0.2%
    PC-Tel, Inc.                                                   580,334    3,859,221       0.0%
#*  PCM, Inc.                                                      203,216    2,855,185       0.0%
*   Perceptron, Inc.                                               205,379    1,569,096       0.0%
*   Perficient, Inc.                                               279,528    5,436,820       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Information Technology -- (Continued)
#*  Photronics, Inc.                                              1,788,841 $   17,351,758       0.1%
#*  Plexus Corp.                                                    935,463     57,465,492       0.4%
*   PRGX Global, Inc.                                                28,353        214,065       0.0%
#*  Qualstar Corp.                                                   18,902        138,363       0.0%
*   QuinStreet, Inc.                                                  7,502         66,768       0.0%
*   Rambus, Inc.                                                      6,431         94,600       0.0%
#*  RealNetworks, Inc.                                              419,508      1,980,078       0.0%
#   Reis, Inc.                                                      219,833      4,011,952       0.0%
#   Relm Wireless Corp.                                             128,245        455,270       0.0%
#   RF Industries, Ltd.                                              51,174        125,376       0.0%
    Richardson Electronics, Ltd.                                    331,288      2,193,127       0.0%
*   Rogers Corp.                                                    102,318     15,560,521       0.1%
*   Rubicon Project, Inc. (The)                                     744,645      2,650,936       0.0%
*   Rudolph Technologies, Inc.                                      463,787     12,870,089       0.1%
*   Sanmina Corp.                                                 2,630,002     86,066,815       0.6%
*   ScanSource, Inc.                                                681,356     29,264,240       0.2%
#*  SecureWorks Corp. Class A                                         7,707         77,224       0.0%
*   Sigma Designs, Inc.                                             860,175      5,204,059       0.0%
#*  Sigmatron International, Inc.                                    16,500        155,430       0.0%
#*  Sonus Networks, Inc.                                            563,189      4,392,874       0.0%
*   StarTek, Inc.                                                   207,137      2,473,216       0.0%
#*  Stratasys, Ltd.                                                 377,887      8,510,015       0.1%
#*  Super Micro Computer, Inc.                                      703,795     14,005,520       0.1%
*   Sykes Enterprises, Inc.                                         997,617     28,871,036       0.2%
#*  Synaptics, Inc.                                                 104,894      3,893,665       0.0%
#*  Synchronoss Technologies, Inc.                                  531,903      6,026,461       0.1%
#   SYNNEX Corp.                                                    572,038     77,156,485       0.5%
#*  Tech Data Corp.                                               1,090,827    101,196,021       0.7%
    Tessco Technologies, Inc.                                       102,667      1,642,672       0.0%
    TiVo Corp.                                                    2,303,809     41,814,133       0.3%
*   Trio-Tech International                                          43,033        243,782       0.0%
#   TSR, Inc.                                                         1,145          5,782       0.0%
#*  TTM Technologies, Inc.                                        2,999,279     47,328,623       0.3%
*   Ultra Clean Holdings, Inc.                                      901,586     23,008,475       0.2%
*   VASCO Data Security International, Inc.                          19,696        267,866       0.0%
#*  Veeco Instruments, Inc.                                         235,143      4,244,331       0.0%
#*  ViaSat, Inc.                                                      1,322         86,062       0.0%
#*  Virtusa Corp.                                                   359,912     13,734,242       0.1%
#   Vishay Intertechnology, Inc.                                  4,923,147    109,540,021       0.7%
*   Vishay Precision Group, Inc.                                    376,223      9,236,275       0.1%
*   Wireless Telecom Group, Inc.                                    137,594        233,910       0.0%
*   Xcerra Corp.                                                    677,303      6,671,435       0.1%
*   Xplore Technologies Corp.                                        10,421         33,556       0.0%
#   YuMe, Inc.                                                       90,637        380,675       0.0%
#*  Zynga, Inc. Class A                                          16,002,950     62,411,505       0.4%
                                                                            --------------      ----
Total Information Technology                                                 2,178,531,042      14.4%
                                                                            --------------      ----
Materials -- (5.0%)
#   A Schulman, Inc.                                                121,422      4,771,885       0.0%
*   AgroFresh Solutions, Inc.                                        12,066         71,189       0.0%
*   American Biltrite, Inc.                                             110         49,775       0.0%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE+    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
Materials -- (Continued)
#   American Vanguard Corp.                                         802,467 $ 18,055,507       0.1%
#   Ampco-Pittsburgh Corp.                                           45,516      753,290       0.0%
*   Boise Cascade Co.                                             1,029,162   36,483,793       0.2%
#   Calgon Carbon Corp.                                             560,986   12,173,396       0.1%
#   Carpenter Technology Corp.                                    1,553,506   77,349,064       0.5%
#*  Century Aluminum Co.                                          2,451,091   34,315,274       0.2%
#*  Clearwater Paper Corp.                                          320,313   14,782,445       0.1%
#*  Coeur Mining, Inc.                                            2,436,320   18,491,669       0.1%
#   Commercial Metals Co.                                         4,169,164   81,215,315       0.5%
    Core Molding Technologies, Inc.                                 198,382    4,604,446       0.0%
    Domtar Corp.                                                  2,233,503  105,689,362       0.7%
#   Ferroglobe P.L.C.                                               936,513   14,974,843       0.1%
    Friedman Industries, Inc.                                       182,776    1,082,034       0.0%
#   FutureFuel Corp.                                                456,959    6,936,638       0.1%
#   Gold Resource Corp.                                              75,282      273,274       0.0%
#   Greif, Inc. Class A                                             663,984   36,871,032       0.3%
#   Hawkins, Inc.                                                     3,273      124,701       0.0%
#   Haynes International, Inc.                                      330,985   11,809,545       0.1%
#   Hecla Mining Co.                                             13,230,679   62,448,805       0.4%
    Innospec, Inc.                                                   58,641    3,626,946       0.0%
#   Kaiser Aluminum Corp.                                           134,174   13,307,377       0.1%
    KapStone Paper and Packaging Corp.                              434,583    9,760,734       0.1%
*   Kraton Corp.                                                    803,896   39,415,021       0.3%
#   Kronos Worldwide, Inc.                                          168,618    4,436,340       0.0%
#*  LSB Industries, Inc.                                            476,235    3,595,574       0.0%
    Materion Corp.                                                  509,520   26,163,852       0.2%
    Mercer International, Inc.                                    1,163,432   17,102,450       0.1%
    Minerals Technologies, Inc.                                      56,740    4,079,606       0.0%
*   Northern Technologies International Corp.                         2,032       33,630       0.0%
#   Olympic Steel, Inc.                                             304,555    5,749,998       0.0%
#   PH Glatfelter Co.                                             1,175,712   24,642,924       0.2%
#*  Platform Specialty Products Corp.                             2,185,065   23,380,195       0.2%
#*  Real Industry, Inc.                                              20,685       36,199       0.0%
*   Resolute Forest Products, Inc.                                1,167,272    6,945,268       0.1%
#   Schnitzer Steel Industries, Inc. Class A                        469,758   13,834,373       0.1%
    Stepan Co.                                                       10,463      835,575       0.0%
*   SunCoke Energy, Inc.                                          1,478,263   16,393,937       0.1%
#   Synalloy Corp.                                                   49,471      707,435       0.0%
#*  TimkenSteel Corp.                                                19,533      273,462       0.0%
#*  Trecora Resources                                                15,700      190,755       0.0%
#   Tredegar Corp.                                                1,120,298   21,677,766       0.2%
#   Tronox, Ltd. Class A                                          2,103,345   55,675,542       0.4%
*   UFP Technologies, Inc.                                           59,271    1,828,510       0.0%
    United States Lime & Minerals, Inc.                               1,889      171,616       0.0%
*   Universal Stainless & Alloy Products, Inc.                      172,475    3,535,737       0.0%
#*  Verso Corp. Class A                                             196,582    1,378,040       0.0%
*   Webco Industries, Inc.                                            8,863      725,215       0.0%
                                                                            ------------       ---
Total Materials                                                              842,831,359       5.6%
                                                                            ------------       ---
Real Estate -- (0.2%)
#   Alexander & Baldwin, Inc.                                       307,535   13,912,884       0.1%

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                                         SHARES        VALUE+      OF NET ASSETS**
                                                                       ----------- --------------- ---------------
Real Estate -- (Continued)
#*        Altisource Asset Management Corp.                                 11,371 $       959,428        0.0%
#         Consolidated-Tomoka Land Co.                                       9,783         572,501        0.0%
#*        Forestar Group, Inc.                                              18,593         330,955        0.0%
          Griffin Industrial Realty, Inc.                                   20,682         767,302        0.0%
#         RE/MAX Holdings, Inc. Class A                                     65,175       4,334,138        0.1%
#         Stratus Properties, Inc.                                         127,528       3,793,958        0.0%
#*        Tejon Ranch Co.                                                   74,187       1,398,425        0.0%
#*        Trinity Place Holdings, Inc.                                     270,879       1,950,329        0.0%
                                                                                   ---------------      -----
Total Real Estate                                                                       28,019,920        0.2%
                                                                                   ---------------      -----
Telecommunication Services -- (0.9%)
*         Alaska Communications Systems Group, Inc.                        356,112         868,913        0.0%
#         ATN International, Inc.                                          321,238      17,440,011        0.1%
#         Consolidated Communications Holdings, Inc.                       131,026       2,511,768        0.0%
*         General Communication, Inc. Class A                               97,150       3,972,464        0.0%
*         Hawaiian Telcom Holdco, Inc.                                      88,522       2,668,938        0.0%
          IDT Corp. Class B                                                  9,031         119,029        0.0%
#*        Iridium Communications, Inc.                                   1,424,615      17,095,380        0.1%
          Spok Holdings, Inc.                                              520,959       8,830,255        0.1%
          Telephone & Data Systems, Inc.                                 2,892,254      84,309,204        0.6%
#*        United States Cellular Corp.                                     347,479      12,714,257        0.1%
#         Windstream Holdings, Inc.                                          7,080          13,310        0.0%
                                                                                   ---------------      -----
Total Telecommunication Services                                                       150,543,529        1.0%
                                                                                   ---------------      -----
Utilities -- (0.0%)
#         Consolidated Water Co., Ltd.                                     156,810       1,928,763        0.0%
#         Ormat Technologies, Inc.                                          44,096       2,863,153        0.0%
#         TerraForm Power, Inc. Class A                                    125,788       1,689,333        0.0%
#*        US Geothermal, Inc.                                               12,607          48,537        0.0%
                                                                                   ---------------      -----
Total Utilities                                                                          6,529,786        0.0%
                                                                                   ---------------      -----
TOTAL COMMON STOCKS                                                                 15,011,041,086       99.0%
                                                                                   ---------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees) Media General, Inc. Contingent Value Rights                      564,216          56,422        0.0%
                                                                                   ---------------      -----
TOTAL INVESTMENT SECURITIES                                                         15,011,097,508
                                                                                   ---------------      -----
TEMPORARY CASH INVESTMENTS -- (0.9%)
          State Street Institutional U.S. Government Money Market
            Fund, 0.960%                                               151,577,250     151,577,250        1.0%
                                                                                   ---------------      -----
SECURITIES LENDING COLLATERAL -- (10.8%)
(S)@      DFA Short Term Investment Fund                               158,525,066   1,834,293,538       12.1%
                                                                                   ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $12,634,568,815)                               $16,996,968,296      112.1%
                                                                                   ===============      =====

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

At October 31, 2017, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    1,070    12/15/17  $132,301,671 $137,639,450   $5,337,779
                                             ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                      $132,301,671 $137,639,450   $5,337,779
                                             ============ ============   ==========

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                --------------- -------------- ------- ---------------
Common Stocks
   Consumer Discretionary       $ 2,291,134,982             --   --    $ 2,291,134,982
   Consumer Staples                 654,006,584             --   --        654,006,584
   Energy                         1,344,744,034             --   --      1,344,744,034
   Financials                     4,037,793,430             --   --      4,037,793,430
   Health Care                      723,206,181             --   --        723,206,181
   Industrials                    2,753,700,239             --   --      2,753,700,239
   Information Technology         2,178,531,042             --   --      2,178,531,042
   Materials                        842,831,359             --   --        842,831,359
   Real Estate                       28,019,920             --   --         28,019,920
   Telecommunication Services       150,543,529             --   --        150,543,529
   Utilities                          6,529,786             --   --          6,529,786
RIGHTS/WARRANTS                              -- $       56,422   --             56,422
Temporary Cash Investments          151,577,250             --   --        151,577,250
Securities Lending Collateral                --  1,834,293,538   --      1,834,293,538
Futures Contracts**                   5,337,779             --   --          5,337,779
                                --------------- --------------   --    ---------------
TOTAL                           $15,167,956,115 $1,834,349,960   --    $17,002,306,075
                                =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                         U.S. CORE EQUITY 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
COMMON STOCKS -- (91.8%)
Consumer Discretionary -- (14.0%)
*   1-800-Flowers.com, Inc. Class A                               69,697 $    655,152       0.0%
    A.H. Belo Corp. Class A                                       34,418      166,927       0.0%
    Aaron's, Inc.                                                132,631    4,880,821       0.0%
    Abercrombie & Fitch Co. Class A                              149,638    2,009,638       0.0%
#   Adient P.L.C.                                                104,676    8,830,467       0.1%
#   Adtalem Global Education, Inc.                               138,523    5,118,425       0.0%
    Advance Auto Parts, Inc.                                      68,881    5,630,333       0.0%
*   Amazon.com, Inc.                                             304,071  336,083,595       1.6%
#   AMC Entertainment Holdings, Inc. Class A                      67,495      938,181       0.0%
#*  AMC Networks, Inc. Class A                                    95,429    4,855,428       0.0%
#   AMCON Distributing Co.                                           247       22,230       0.0%
#*  America's Car-Mart, Inc.                                      19,745      846,073       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 233,467    4,153,378       0.0%
#   American Eagle Outfitters, Inc.                              440,461    5,734,802       0.0%
#*  American Outdoor Brands Corp.                                109,691    1,571,872       0.0%
*   American Public Education, Inc.                               37,401      748,020       0.0%
    Aramark                                                      300,833   13,143,394       0.1%
    Ark Restaurants Corp.                                          2,510       60,240       0.0%
*   Asbury Automotive Group, Inc.                                 61,535    3,778,249       0.0%
#*  Ascena Retail Group, Inc.                                    268,682      521,243       0.0%
*   Ascent Capital Group, Inc. Class A                            18,044      202,995       0.0%
#   Autoliv, Inc.                                                111,526   13,925,136       0.1%
#*  AutoNation, Inc.                                             221,733   10,510,144       0.1%
#*  AutoZone, Inc.                                                14,617    8,616,721       0.1%
#*  AV Homes, Inc.                                                12,507      208,242       0.0%
*   Ballantyne Strong, Inc.                                       10,077       64,156       0.0%
#*  Barnes & Noble Education, Inc.                                80,650      439,543       0.0%
#   Barnes & Noble, Inc.                                         145,148    1,016,036       0.0%
#   Bassett Furniture Industries, Inc.                            13,106      508,513       0.0%
    BBX Capital Corp.                                              1,495       12,095       0.0%
    Beasley Broadcast Group, Inc. Class A                          6,939       65,574       0.0%
#*  Beazer Homes USA, Inc.                                        68,898    1,445,480       0.0%
#*  bebe stores, Inc.                                                798        4,397       0.0%
#   Bed Bath & Beyond, Inc.                                      271,565    5,404,143       0.0%
*   Belmond, Ltd. Class A                                        211,297    2,778,556       0.0%
#   Best Buy Co., Inc.                                           648,225   36,287,635       0.2%
#   Big 5 Sporting Goods Corp.                                    38,061      241,687       0.0%
#   Big Lots, Inc.                                               124,716    6,399,178       0.0%
*   Biglari Holdings, Inc.                                             9        3,217       0.0%
#*  BJ's Restaurants, Inc.                                        51,628    1,636,608       0.0%
#   Bloomin' Brands, Inc.                                        259,162    4,607,900       0.0%
#*  Bojangles', Inc.                                               9,264      113,484       0.0%
#   BorgWarner, Inc.                                             284,842   15,016,870       0.1%
    Bowl America, Inc. Class A                                     1,576       23,230       0.0%
#   Boyd Gaming Corp.                                             37,566    1,098,054       0.0%
#*  Bravo Brio Restaurant Group, Inc.                             27,568       55,136       0.0%
#*  Bridgepoint Education, Inc.                                   67,684      655,181       0.0%
*   Bright Horizons Family Solutions, Inc.                       112,419    9,701,760       0.1%
#   Brinker International, Inc.                                   98,293    3,019,561       0.0%
    Brunswick Corp.                                              186,795    9,461,167       0.1%
#   Buckle, Inc. (The)                                            23,083      379,715       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Discretionary -- (Continued)
#*  Buffalo Wild Wings, Inc.                                        40,857 $  4,829,297       0.0%
#*  Build-A-Bear Workshop, Inc.                                     37,992      296,338       0.0%
*   Burlington Stores, Inc.                                         81,023    7,607,249       0.0%
#   Cable One, Inc.                                                 10,919    7,750,415       0.0%
#   CalAtlantic Group, Inc.                                        243,305   12,004,669       0.1%
#   Caleres, Inc.                                                   89,527    2,446,773       0.0%
    Callaway Golf Co.                                              154,039    2,222,783       0.0%
*   Cambium Learning Group, Inc.                                    63,961      391,441       0.0%
    Canterbury Park Holding Corp.                                      502        6,526       0.0%
    Capella Education Co.                                           25,866    2,106,786       0.0%
*   Career Education Corp.                                         170,116    1,816,839       0.0%
#*  CarMax, Inc.                                                   205,886   15,462,039       0.1%
    Carnival Corp.                                                 196,669   13,056,855       0.1%
#   Carriage Services, Inc.                                         41,320    1,070,188       0.0%
#*  Carrols Restaurant Group, Inc.                                  80,747      908,404       0.0%
#   Carter's, Inc.                                                 115,409   11,163,513       0.1%
#   Cato Corp. (The) Class A                                        45,681      587,458       0.0%
*   Cavco Industries, Inc.                                          14,281    2,240,689       0.0%
    CBS Corp. Class B                                              264,015   14,816,522       0.1%
    CBS Corp. Class A                                                9,684      550,342       0.0%
#*  Central European Media Enterprises, Ltd. Class A                30,475      140,185       0.0%
*   Century Communities, Inc.                                        4,752      135,670       0.0%
*   Charter Communications, Inc. Class A                           148,491   49,621,237       0.3%
#   Cheesecake Factory, Inc. (The)                                 109,775    4,911,333       0.0%
#*  Cherokee, Inc.                                                   7,301       16,427       0.0%
#   Chico's FAS, Inc.                                              295,749    2,363,035       0.0%
#   Children's Place, Inc. (The)                                    46,632    5,073,562       0.0%
#*  Chipotle Mexican Grill, Inc.                                    16,056    4,365,626       0.0%
    Choice Hotels International, Inc.                               92,450    6,448,387       0.0%
#*  Christopher & Banks Corp.                                       36,826       43,455       0.0%
#   Churchill Downs, Inc.                                            3,796      791,656       0.0%
#*  Chuy's Holdings, Inc.                                           28,968      651,780       0.0%
#   Cinemark Holdings, Inc.                                        255,575    9,287,595       0.1%
    Citi Trends, Inc.                                               33,816      735,836       0.0%
#*  Clarus Corp.                                                     6,735       49,166       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                    55,541      211,056       0.0%
    Collectors Universe, Inc.                                       11,724      290,286       0.0%
#   Columbia Sportswear Co.                                        122,078    7,615,226       0.0%
    Comcast Corp. Class A                                        4,168,335  150,185,110       0.7%
#*  Conn's, Inc.                                                    29,186      897,470       0.0%
#   Cooper Tire & Rubber Co.                                       122,885    4,030,628       0.0%
#*  Cooper-Standard Holdings, Inc.                                  41,405    4,615,829       0.0%
#   Core-Mark Holding Co., Inc.                                     84,667    2,883,758       0.0%
#   Cracker Barrel Old Country Store, Inc.                          57,805    9,025,095       0.1%
*   Crocs, Inc.                                                    134,639    1,373,318       0.0%
    Crown Crafts, Inc.                                               6,725       40,686       0.0%
    CSS Industries, Inc.                                             6,218      186,416       0.0%
    Culp, Inc.                                                      27,347      866,900       0.0%
    Dana, Inc.                                                     380,209   11,592,572       0.1%
#   Darden Restaurants, Inc.                                       130,879   10,767,415       0.1%
*   Dave & Buster's Entertainment, Inc.                             98,933    4,768,571       0.0%
#*  Deckers Outdoor Corp.                                           63,998    4,367,224       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   Del Frisco's Restaurant Group, Inc.                             38,907 $   540,807       0.0%
*   Del Taco Restaurants, Inc.                                      32,304     409,938       0.0%
    Delphi Automotive P.L.C.                                       183,923  18,278,268       0.1%
*   Delta Apparel, Inc.                                              6,441     134,810       0.0%
*   Denny's Corp.                                                  137,016   1,790,799       0.0%
#*  Destination Maternity Corp.                                     10,940      25,381       0.0%
#*  Destination XL Group, Inc.                                      56,418     112,836       0.0%
#   Dick's Sporting Goods, Inc.                                    171,581   4,198,587       0.0%
#   Dillard's, Inc. Class A                                         74,845   3,802,126       0.0%
#   DineEquity, Inc.                                                47,408   2,257,095       0.0%
#*  Discovery Communications, Inc. Class A                         280,386   5,293,688       0.0%
*   Discovery Communications, Inc. Class B                           1,400      33,110       0.0%
*   Discovery Communications, Inc. Class C                         376,739   6,709,722       0.0%
*   DISH Network Corp. Class A                                     151,631   7,360,169       0.0%
*   Dixie Group, Inc. (The)                                          9,189      35,378       0.0%
#   Dollar General Corp.                                           260,085  21,025,271       0.1%
*   Dollar Tree, Inc.                                              385,889  35,212,371       0.2%
#   Domino's Pizza, Inc.                                            49,930   9,137,190       0.1%
#*  Dorman Products, Inc.                                           59,731   4,128,009       0.0%
    Dover Motorsports, Inc.                                          3,182       6,205       0.0%
    DR Horton, Inc.                                                382,543  16,912,226       0.1%
#   DSW, Inc. Class A                                              153,086   2,931,597       0.0%
#*  Duluth Holdings, Inc. Class B                                    5,670     117,142       0.0%
#   Dunkin' Brands Group, Inc.                                     148,800   8,789,616       0.1%
#   Educational Development Corp.                                    1,932      24,150       0.0%
*   El Pollo Loco Holdings, Inc.                                     1,300      14,950       0.0%
#*  Eldorado Resorts, Inc.                                          38,221     982,280       0.0%
*   Emerson Radio Corp.                                             14,810      21,326       0.0%
#   Entercom Communications Corp. Class A                           24,588     271,697       0.0%
    Entravision Communications Corp. Class A                       134,322     698,474       0.0%
    Escalade, Inc.                                                   9,623     118,844       0.0%
#   Ethan Allen Interiors, Inc.                                     55,903   1,663,114       0.0%
#*  EVINE Live, Inc.                                                36,640      42,136       0.0%
#*  EW Scripps Co. (The) Class A                                   124,552   2,159,732       0.0%
    Expedia, Inc.                                                  102,562  12,785,379       0.1%
*   Express, Inc.                                                  165,815   1,122,568       0.0%
    Extended Stay America, Inc.                                    480,766   9,528,782       0.1%
#*  Famous Dave's of America, Inc.                                   4,605      18,190       0.0%
#*  Fiesta Restaurant Group, Inc.                                   53,144     879,533       0.0%
#   Finish Line, Inc. (The) Class A                                 85,507     792,650       0.0%
#*  Five Below, Inc.                                                82,125   4,537,406       0.0%
    Flanigan's Enterprises, Inc.                                       300       6,480       0.0%
    Flexsteel Industries, Inc.                                       8,385     421,514       0.0%
#   Foot Locker, Inc.                                              151,452   4,555,676       0.0%
    Ford Motor Co.                                               3,165,431  38,839,838       0.2%
#*  Fossil Group, Inc.                                              87,105     686,387       0.0%
#*  Fox Factory Holding Corp.                                       74,519   3,170,783       0.0%
*   Francesca's Holdings Corp.                                     109,220     706,653       0.0%
#   Fred's, Inc. Class A                                            70,219     309,666       0.0%
#*  FTD Cos., Inc.                                                  32,986     356,249       0.0%
*   Full House Resorts, Inc.                                         1,684       4,766       0.0%
#*  G-III Apparel Group, Ltd.                                      105,226   2,666,427       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Discretionary -- (Continued)
*   Gaia, Inc.                                                       8,400 $    102,060       0.0%
#   GameStop Corp. Class A                                         219,873    4,109,426       0.0%
    Gannett Co., Inc.                                              238,768    2,077,282       0.0%
#   Gap, Inc. (The)                                                704,361   18,306,342       0.1%
#   Garmin, Ltd.                                                   174,030    9,851,838       0.1%
    General Motors Co.                                           1,146,850   49,291,613       0.2%
#*  Genesco, Inc.                                                   32,731      801,910       0.0%
#   Gentex Corp.                                                   623,726   12,106,522       0.1%
*   Gentherm, Inc.                                                  75,108    2,516,118       0.0%
    Genuine Parts Co.                                              166,390   14,680,590       0.1%
#   Goodyear Tire & Rubber Co. (The)                               471,864   14,434,320       0.1%
#*  GoPro, Inc. Class A                                            153,221    1,598,095       0.0%
    Graham Holdings Co. Class B                                      6,636    3,692,602       0.0%
#*  Grand Canyon Education, Inc.                                    98,981    8,859,789       0.1%
#*  Gray Television, Inc.                                          137,237    2,136,780       0.0%
*   Gray Television, Inc. Class A                                      600        7,650       0.0%
*   Green Brick Partners, Inc.                                         767        8,322       0.0%
#   Group 1 Automotive, Inc.                                        43,593    3,425,102       0.0%
#*  Groupon, Inc.                                                  724,357    3,455,183       0.0%
#   Guess?, Inc.                                                   180,883    2,932,113       0.0%
#   H&R Block, Inc.                                                344,087    8,512,712       0.1%
#*  Habit Restaurants, Inc. (The) Class A                            6,900       84,870       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                       10,537      408,519       0.0%
#   Hamilton Beach Brands Holding Co. Class B                       10,537      408,519       0.0%
#   Hanesbrands, Inc.                                              315,772    7,104,870       0.0%
#   Harley-Davidson, Inc.                                          231,402   10,954,571       0.1%
*   Harte-Hanks, Inc.                                               96,471      100,330       0.0%
    Hasbro, Inc.                                                    90,479    8,377,451       0.1%
    Haverty Furniture Cos., Inc.                                    37,702      899,193       0.0%
    Haverty Furniture Cos., Inc. Class A                             1,608       38,230       0.0%
#*  Helen of Troy, Ltd.                                             52,765    4,901,868       0.0%
#*  Hibbett Sports, Inc.                                            31,456      402,637       0.0%
*   Hilton Grand Vacations, Inc.                                   113,960    4,667,802       0.0%
    Hilton Worldwide Holdings, Inc.                                211,231   15,267,777       0.1%
    Home Depot, Inc. (The)                                         864,043  143,241,049       0.7%
    Hooker Furniture Corp.                                          22,847    1,082,948       0.0%
#*  Horizon Global Corp.                                            42,715      693,264       0.0%
#*  Houghton Mifflin Harcourt Co.                                  256,780    2,542,122       0.0%
#*  Hovnanian Enterprises, Inc. Class A                              8,847       21,410       0.0%
    HSN, Inc.                                                       75,351    2,840,733       0.0%
*   Hyatt Hotels Corp. Class A                                      54,158    3,393,540       0.0%
*   Iconix Brand Group, Inc.                                       115,013      188,621       0.0%
    ILG, Inc.                                                      242,959    7,208,594       0.0%
#*  IMAX Corp.                                                      30,297      734,702       0.0%
#*  Installed Building Products, Inc.                               51,012    3,555,536       0.0%
#   International Game Technology P.L.C.                            57,160    1,343,260       0.0%
    Interpublic Group of Cos., Inc. (The)                          469,478    9,037,451       0.1%
#*  iRobot Corp.                                                    40,387    2,713,603       0.0%
*   J Alexander's Holdings, Inc.                                    11,747      123,344       0.0%
#   Jack in the Box, Inc.                                           57,377    5,939,093       0.0%
#*  JAKKS Pacific, Inc.                                             12,915       35,516       0.0%
*   Jamba, Inc.                                                     17,844      146,678       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                        SHARES    VALUE+    OF NET ASSETS**
                                                                        ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*         JC Penney Co., Inc.                                          553,231 $ 1,549,047       0.0%
           John Wiley & Sons, Inc. Class A                               98,185   5,365,810       0.0%
           John Wiley & Sons, Inc. Class B                                4,638     254,046       0.0%
           Johnson Outdoors, Inc. Class A                                16,073   1,208,850       0.0%
*          K12, Inc.                                                     78,925   1,280,164       0.0%
#          KB Home                                                       62,897   1,725,265       0.0%
*          Kirkland's, Inc.                                              36,102     422,393       0.0%
#          Kohl's Corp.                                                 328,058  13,699,702       0.1%
#*         Kona Grill, Inc.                                               4,321      14,475       0.0%
#*         Koss Corp.                                                     1,533       2,376       0.0%
#          L Brands, Inc.                                               127,557   5,490,053       0.0%
*          La Quinta Holdings, Inc.                                     246,762   4,347,946       0.0%
           La-Z-Boy, Inc.                                                98,487   2,654,225       0.0%
*          Lakeland Industries, Inc.                                     13,493     213,864       0.0%
#*         Lands' End, Inc.                                              22,424     244,422       0.0%
           Las Vegas Sands Corp.                                        292,372  18,530,537       0.1%
(degrees)* Lazare Kaplan International, Inc.                              1,600         225       0.0%
#          LCI Industries                                                51,147   6,331,999       0.0%
           Lear Corp.                                                   136,941  24,045,470       0.1%
#*         Lee Enterprises, Inc.                                         20,446      46,004       0.0%
#          Leggett & Platt, Inc.                                        146,282   6,913,287       0.0%
           Lennar Corp. Class A                                         198,214  11,034,573       0.1%
           Lennar Corp. Class B                                          17,482     838,262       0.0%
           Libbey, Inc.                                                  57,764     395,106       0.0%
*          Liberty Broadband Corp. Class A                               27,893   2,404,656       0.0%
#*         Liberty Broadband Corp. Class C                               95,289   8,317,777       0.1%
*          Liberty Expedia Holdings, Inc. Class A                        52,299   2,410,984       0.0%
#*         Liberty Interactive Corp., QVC Group Class A                 486,791  11,059,892       0.1%
*          Liberty Interactive Corp., QVC Group Class B                   1,148      26,146       0.0%
*          Liberty Media Corp.-Liberty Braves Class A                     5,907     138,696       0.0%
*          Liberty Media Corp.-Liberty Braves Class B                       239       5,983       0.0%
#*         Liberty Media Corp.-Liberty Braves Class C                    12,726     300,461       0.0%
#*         Liberty Media Corp.-Liberty Formula One Class A               14,769     537,592       0.0%
*          Liberty Media Corp.-Liberty Formula One Class C               31,815   1,213,424       0.0%
*          Liberty Media Corp.-Liberty SiriusXM Class A                  59,077   2,464,102       0.0%
*          Liberty Media Corp.-Liberty SiriusXM Class B                   2,392     101,624       0.0%
*          Liberty Media Corp.-Liberty SiriusXM Class C                 127,261   5,300,421       0.0%
*          Liberty TripAdvisor Holdings, Inc. Class A                   147,874   1,597,039       0.0%
*          Liberty TripAdvisor Holdings, Inc. Class B                       694       8,519       0.0%
#*         Liberty Ventures Series A                                    128,594   7,324,714       0.0%
           Lifetime Brands, Inc.                                         11,349     211,659       0.0%
*          Lincoln Educational Services Corp.                             9,108      20,220       0.0%
#*         Lions Gate Entertainment Corp. Class A                       126,755   3,678,430       0.0%
#*         Lions Gate Entertainment Corp. Class B                       159,203   4,403,555       0.0%
#          Lithia Motors, Inc. Class A                                   58,239   6,591,490       0.0%
#*         Live Nation Entertainment, Inc.                              297,587  13,028,359       0.1%
*          LKQ Corp.                                                    387,004  14,586,181       0.1%
           Lowe's Cos., Inc.                                            581,312  46,475,894       0.2%
#*         Luby's, Inc.                                                  41,043      98,914       0.0%
#*         Lululemon Athletica, Inc.                                    103,740   6,381,047       0.0%
*          Lumber Liquidators Holdings, Inc.                             22,193     683,101       0.0%
*          M/I Homes, Inc.                                               45,749   1,528,017       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Macy's, Inc.                                                   418,788 $ 7,856,463       0.1%
*   Madison Square Garden Co. (The) Class A                         34,901   7,772,104       0.0%
*   Malibu Boats, Inc. Class A                                      32,779   1,022,705       0.0%
    Marcus Corp. (The)                                              18,604     505,099       0.0%
#   Marine Products Corp.                                           11,488     165,083       0.0%
#*  MarineMax, Inc.                                                 52,055     965,620       0.0%
#   Marriott International, Inc. Class A                           209,876  25,075,984       0.1%
#   Marriott Vacations Worldwide Corp.                              59,516   7,833,496       0.1%
#   Mattel, Inc.                                                   215,877   3,048,183       0.0%
#*  McClatchy Co. (The) Class A                                      6,581      64,823       0.0%
    McDonald's Corp.                                               529,832  88,434,259       0.4%
#   MDC Holdings, Inc.                                             114,443   4,238,969       0.0%
#   Meredith Corp.                                                  92,314   4,892,642       0.0%
#*  Meritage Homes Corp.                                            85,142   4,146,415       0.0%
#   MGM Resorts International                                      434,678  13,627,155       0.1%
#*  Michael Kors Holdings, Ltd.                                    220,297  10,752,697       0.1%
#*  Michaels Cos., Inc. (The)                                      288,163   5,596,125       0.0%
*   Modine Manufacturing Co.                                        93,147   1,960,744       0.0%
*   Mohawk Industries, Inc.                                        107,857  28,232,648       0.1%
*   Monarch Casino & Resort, Inc.                                    6,425     286,619       0.0%
#   Monro, Inc.                                                     68,188   3,365,078       0.0%
#*  Motorcar Parts of America, Inc.                                 40,000   1,156,400       0.0%
#   Movado Group, Inc.                                              25,811     714,965       0.0%
#*  MSG Networks, Inc. Class A                                     123,281   2,138,925       0.0%
#*  Murphy USA, Inc.                                                90,948   6,762,893       0.0%
*   Nathan's Famous, Inc.                                            6,973     565,510       0.0%
#   National CineMedia, Inc.                                        95,005     639,384       0.0%
*   Nautilus, Inc.                                                  69,651     905,463       0.0%
*   Netflix, Inc.                                                  148,285  29,127,623       0.2%
#*  Nevada Gold & Casinos, Inc.                                        700       1,512       0.0%
*   New Home Co., Inc. (The)                                         5,300      61,639       0.0%
    New Media Investment Group, Inc.                                 2,726      43,534       0.0%
#*  New York & Co., Inc.                                           127,002     218,443       0.0%
#   New York Times Co. (The) Class A                               257,626   4,920,657       0.0%
#   Newell Brands, Inc.                                            134,472   5,483,768       0.0%
    News Corp. Class A                                             300,888   4,110,130       0.0%
    News Corp. Class B                                             149,743   2,081,428       0.0%
#   Nexstar Media Group, Inc. Class A                              108,193   6,902,713       0.0%
    NIKE, Inc. Class B                                             786,388  43,243,476       0.2%
    Nobility Homes, Inc.                                             1,105      18,652       0.0%
#   Nordstrom, Inc.                                                187,274   7,425,414       0.0%
#*  Norwegian Cruise Line Holdings, Ltd.                           310,485  17,309,539       0.1%
#   Nutrisystem, Inc.                                               50,822   2,538,559       0.0%
*   NVR, Inc.                                                        4,716  15,474,941       0.1%
#*  O'Reilly Automotive, Inc.                                       65,153  13,744,025       0.1%
#   Office Depot, Inc.                                           1,094,004   3,391,412       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                           76,271   3,405,500       0.0%
#   Omnicom Group, Inc.                                            214,687  14,424,820       0.1%
#*  Overstock.com, Inc.                                             54,084   2,482,456       0.0%
#   Oxford Industries, Inc.                                         35,640   2,302,344       0.0%
    P&F Industries, Inc. Class A                                       504       3,805       0.0%
#   Papa John's International, Inc.                                 60,974   4,149,281       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Party City Holdco, Inc.                                         19,247 $   214,604       0.0%
#   Peak Resorts, Inc.                                              20,747      95,436       0.0%
*   Penn National Gaming, Inc.                                     113,225   2,954,040       0.0%
#   Penske Automotive Group, Inc.                                  181,403   8,457,008       0.1%
*   Perry Ellis International, Inc.                                 13,637     317,606       0.0%
#   PetMed Express, Inc.                                            25,613     905,676       0.0%
*   PICO Holdings, Inc.                                             43,884     829,408       0.0%
#   Pier 1 Imports, Inc.                                           171,660     714,106       0.0%
*   Pinnacle Entertainment, Inc.                                    60,863   1,574,526       0.0%
#   Planet Fitness, Inc. Class A                                   152,435   4,060,868       0.0%
#   Polaris Industries, Inc.                                       142,717  16,901,974       0.1%
    Pool Corp.                                                      62,397   7,536,310       0.0%
#*  Potbelly Corp.                                                  47,561     573,110       0.0%
*   Priceline Group, Inc. (The)                                     24,633  47,097,311       0.2%
    PulteGroup, Inc.                                               353,730  10,693,258       0.1%
    PVH Corp.                                                       89,108  11,299,785       0.1%
*   QEP Co., Inc.                                                      352      10,190       0.0%
#   Ralph Lauren Corp.                                              62,860   5,621,570       0.0%
    RCI Hospitality Holdings, Inc.                                   7,842     216,047       0.0%
*   Reading International, Inc. Class A                             19,687     308,102       0.0%
*   Red Lion Hotels Corp.                                           18,013     158,514       0.0%
#*  Red Robin Gourmet Burgers, Inc.                                 27,494   1,880,590       0.0%
#   Red Rock Resorts, Inc. Class A                                 127,807   3,147,886       0.0%
#   Regal Entertainment Group Class A                              237,442   3,882,177       0.0%
*   Regis Corp.                                                     52,558     784,691       0.0%
#   Rent-A-Center, Inc.                                             88,792     882,592       0.0%
#*  RH                                                              58,951   5,300,874       0.0%
    Rocky Brands, Inc.                                               7,436     136,079       0.0%
    Ross Stores, Inc.                                              268,071  17,019,828       0.1%
    Royal Caribbean Cruises, Ltd.                                  155,441  19,238,933       0.1%
*   Ruby Tuesday, Inc.                                             103,784     245,968       0.0%
#   Ruth's Hospitality Group, Inc.                                  95,633   2,017,856       0.0%
    Saga Communications, Inc. Class A                                1,544      67,550       0.0%
    Salem Media Group, Inc.                                         29,144     186,522       0.0%
#*  Sally Beauty Holdings, Inc.                                    213,813   3,701,103       0.0%
#   Scholastic Corp.                                                48,999   1,810,023       0.0%
#*  Scientific Games Corp. Class A                                 132,363   6,300,479       0.0%
#   Scripps Networks Interactive, Inc. Class A                     118,608   9,877,674       0.1%
#   SeaWorld Entertainment, Inc.                                   167,832   1,926,711       0.0%
#*  Sequential Brands Group, Inc.                                    2,521       6,555       0.0%
#   Service Corp. International                                    331,836  11,766,905       0.1%
*   ServiceMaster Global Holdings, Inc.                            264,056  12,439,678       0.1%
#*  Shake Shack, Inc. Class A                                        7,132     270,731       0.0%
*   Shiloh Industries, Inc.                                         40,485     375,701       0.0%
#   Shoe Carnival, Inc.                                             23,587     442,728       0.0%
*   Shutterfly, Inc.                                                60,288   2,574,298       0.0%
#   Signet Jewelers, Ltd.                                          144,033   9,444,244       0.1%
#   Sinclair Broadcast Group, Inc. Class A                         197,190   6,250,923       0.0%
#   Sirius XM Holdings, Inc.                                     1,491,594   8,114,271       0.1%
#   Six Flags Entertainment Corp.                                  147,192   9,242,186       0.1%
*   Skechers U.S.A., Inc. Class A                                  268,327   8,564,998       0.1%
#*  Skyline Corp.                                                    4,311      53,844       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Sleep Number Corp.                                              98,868 $ 3,213,210       0.0%
#   Sonic Automotive, Inc. Class A                                  76,409   1,516,719       0.0%
#   Sonic Corp.                                                     70,548   1,791,919       0.0%
#*  Sotheby's                                                       99,510   5,156,608       0.0%
    Speedway Motorsports, Inc.                                      75,058   1,497,407       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                           110,216     451,886       0.0%
#   Stage Stores, Inc.                                              63,240     104,978       0.0%
#   Standard Motor Products, Inc.                                   46,193   2,017,248       0.0%
    Stanley Furniture Co., Inc.                                      8,749       9,624       0.0%
    Starbucks Corp.                                              1,032,880  56,643,139       0.3%
#   Stein Mart, Inc.                                               100,423     107,453       0.0%
#*  Steven Madden, Ltd.                                            124,661   4,861,779       0.0%
*   Stoneridge, Inc.                                                65,714   1,494,336       0.0%
    Strattec Security Corp.                                          4,362     201,306       0.0%
#   Strayer Education, Inc.                                         25,244   2,366,120       0.0%
#   Sturm Ruger & Co., Inc.                                         34,520   1,710,466       0.0%
    Superior Industries International, Inc.                         24,359     378,782       0.0%
    Superior Uniform Group, Inc.                                    19,846     465,786       0.0%
*   Sypris Solutions, Inc.                                          12,624      17,800       0.0%
#   Tailored Brands, Inc.                                           16,160     249,672       0.0%
*   Tandy Leather Factory, Inc.                                     14,264     111,972       0.0%
    Tapestry, Inc.                                                 338,748  13,133,260       0.1%
#   Target Corp.                                                   496,893  29,336,563       0.2%
*   Taylor Morrison Home Corp. Class A                             152,289   3,677,779       0.0%
#   TEGNA, Inc.                                                    469,266   5,739,123       0.0%
#*  Tempur Sealy International, Inc.                               114,095   7,458,390       0.0%
    Tenneco, Inc.                                                  130,536   7,585,447       0.0%
#*  Tesla, Inc.                                                     28,830   9,558,010       0.1%
#   Texas Roadhouse, Inc.                                          132,920   6,647,329       0.0%
    Thor Industries, Inc.                                          132,613  18,064,543       0.1%
#   Tiffany & Co.                                                  148,446  13,897,515       0.1%
#   Tile Shop Holdings, Inc.                                        66,942     572,354       0.0%
    Tilly's, Inc. Class A                                            9,547     113,705       0.0%
    Time Warner, Inc.                                              482,981  47,472,202       0.2%
    Time, Inc.                                                     191,549   2,221,968       0.0%
    TJX Cos., Inc. (The)                                           448,771  31,324,216       0.2%
    Toll Brothers, Inc.                                            252,399  11,620,450       0.1%
*   TopBuild Corp.                                                  57,766   3,811,978       0.0%
    Tower International, Inc.                                       52,818   1,605,667       0.0%
*   Town Sports International Holdings, Inc.                        17,552     105,312       0.0%
#   Tractor Supply Co.                                             128,592   7,748,954       0.0%
*   Trans World Entertainment Corp.                                    200         360       0.0%
#*  TRI Pointe Group, Inc.                                         250,934   4,439,022       0.0%
    Tribune Media Co. Class A                                        3,527     144,360       0.0%
#*  TripAdvisor, Inc.                                              111,743   4,190,363       0.0%
*   tronc, Inc.                                                        800      11,828       0.0%
#*  Tuesday Morning Corp.                                           36,500     113,150       0.0%
    Tupperware Brands Corp.                                         91,580   5,380,325       0.0%
#   Twenty-First Century Fox, Inc. Class A                         628,795  16,442,989       0.1%
    Twenty-First Century Fox, Inc. Class B                         309,746   7,883,036       0.1%
#*  Ulta Salon Cosmetics & Fragrance, Inc.                          56,616  11,424,543       0.1%
#*  Under Armour, Inc. Class A                                     182,531   2,285,288       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Consumer Discretionary -- (Continued)
#*  Under Armour, Inc. Class C                                     218,553 $    2,519,916       0.0%
*   Unifi, Inc.                                                     21,475        817,124       0.0%
#*  Universal Electronics, Inc.                                     25,224      1,513,440       0.0%
*   Universal Technical Institute, Inc.                             23,794         79,234       0.0%
#*  Urban One, Inc.                                                 16,485         28,849       0.0%
#*  Urban Outfitters, Inc.                                         267,944      6,569,987       0.0%
*   US Auto Parts Network, Inc.                                     32,252         82,565       0.0%
    Vail Resorts, Inc.                                              49,113     11,247,859       0.1%
#*  Vera Bradley, Inc.                                              75,151        541,087       0.0%
    VF Corp.                                                       155,270     10,814,555       0.1%
#   Viacom, Inc. Class A                                            15,801        474,820       0.0%
    Viacom, Inc. Class B                                           591,086     14,203,797       0.1%
#*  Vista Outdoor, Inc.                                            121,195      2,534,187       0.0%
*   Visteon Corp.                                                   77,200      9,730,288       0.1%
*   Vitamin Shoppe, Inc.                                            50,468        232,153       0.0%
#*  VOXX International Corp.                                        42,650        285,755       0.0%
    Walt Disney Co. (The)                                          966,747     94,557,524       0.5%
#*  Wayfair, Inc. Class A                                           33,460      2,338,854       0.0%
*   Weight Watchers International, Inc.                            106,924      4,803,026       0.0%
#   Wendy's Co. (The)                                              736,689     11,205,040       0.1%
    Weyco Group, Inc.                                                6,018        163,629       0.0%
#   Whirlpool Corp.                                                129,777     21,274,344       0.1%
#*  William Lyon Homes Class A                                      43,343      1,202,768       0.0%
#   Williams-Sonoma, Inc.                                          225,120     11,616,192       0.1%
#   Wingstop, Inc.                                                  51,536      1,745,524       0.0%
    Winmark Corp.                                                    5,855        765,541       0.0%
#   Winnebago Industries, Inc.                                      64,407      3,165,604       0.0%
#   Wolverine World Wide, Inc.                                     179,001      4,886,727       0.0%
#   World Wrestling Entertainment, Inc. Class A                     56,591      1,501,359       0.0%
    Wyndham Worldwide Corp.                                        125,417     13,400,806       0.1%
#   Wynn Resorts, Ltd.                                              89,789     13,242,980       0.1%
    Yum! Brands, Inc.                                              230,851     17,186,857       0.1%
*   ZAGG, Inc.                                                      63,757        997,797       0.0%
#*  Zumiez, Inc.                                                    50,773        896,143       0.0%
                                                                           --------------      ----
Total Consumer Discretionary                                                3,127,928,416      15.1%
                                                                           --------------      ----
Consumer Staples -- (6.3%)
#   Alico, Inc.                                                      8,044        264,648       0.0%
*   Alliance One International, Inc.                                17,951        192,076       0.0%
    Altria Group, Inc.                                           1,353,494     86,921,385       0.4%
    Andersons, Inc. (The)                                           57,533      2,154,611       0.0%
    Archer-Daniels-Midland Co.                                     289,586     11,835,380       0.1%
#*  Avon Products, Inc.                                            641,428      1,462,456       0.0%
#   B&G Foods, Inc.                                                152,098      4,836,716       0.0%
#*  Blue Buffalo Pet Products, Inc.                                295,731      8,555,498       0.0%
#   Bob Evans Farms, Inc.                                           39,564      3,053,945       0.0%
#*  Boston Beer Co., Inc. (The) Class A                             18,943      3,372,801       0.0%
*   Bridgford Foods Corp.                                            2,501         32,413       0.0%
#   Brown-Forman Corp. Class A                                      42,577      2,440,939       0.0%
#   Brown-Forman Corp. Class B                                     215,207     12,271,103       0.1%
    Bunge, Ltd.                                                    170,891     11,753,883       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
#*  Cal-Maine Foods, Inc.                                           97,242 $  4,375,890       0.0%
#   Calavo Growers, Inc.                                            29,788    2,195,376       0.0%
#   Campbell Soup Co.                                              288,418   13,662,361       0.1%
#   Casey's General Stores, Inc.                                    77,716    8,903,922       0.1%
*   CCA Industries, Inc.                                             3,400       10,183       0.0%
#*  Central Garden & Pet Co.                                        25,073      957,287       0.0%
*   Central Garden & Pet Co. Class A                                77,785    2,871,044       0.0%
#*  Chefs' Warehouse, Inc. (The)                                    49,124      980,024       0.0%
    Church & Dwight Co., Inc.                                      186,659    8,431,387       0.0%
#   Clorox Co. (The)                                               123,182   15,586,218       0.1%
#   Coca-Cola Bottling Co. Consolidated                             17,721    3,997,149       0.0%
    Coca-Cola Co. (The)                                          2,498,932  114,900,893       0.6%
*   Coffee Holding Co., Inc.                                           300        1,251       0.0%
    Colgate-Palmolive Co.                                          470,121   33,120,024       0.2%
    Conagra Brands, Inc.                                           303,143   10,355,365       0.1%
    Constellation Brands, Inc. Class A                              84,709   18,558,895       0.1%
    Constellation Brands, Inc. Class B                               3,160      684,930       0.0%
    Costco Wholesale Corp.                                         310,004   49,935,444       0.2%
#   Coty, Inc. Class A                                             471,712    7,264,365       0.0%
#*  Craft Brew Alliance, Inc.                                       31,258      570,459       0.0%
#*  Crimson Wine Group, Ltd.                                        15,327      155,569       0.0%
    CVS Health Corp.                                               707,939   48,515,060       0.2%
*   Cyanotech Corp.                                                    800        3,920       0.0%
*   Darling Ingredients, Inc.                                      341,537    6,233,050       0.0%
    Dean Foods Co.                                                 225,617    2,199,766       0.0%
#   Dr Pepper Snapple Group, Inc.                                  173,793   14,887,108       0.1%
#*  Edgewell Personal Care Co.                                     122,302    7,941,069       0.0%
#   Energizer Holdings, Inc.                                        90,552    3,892,831       0.0%
    Estee Lauder Cos., Inc. (The) Class A                          126,846   14,182,651       0.1%
#*  Farmer Brothers Co.                                             33,666    1,142,961       0.0%
#   Flowers Foods, Inc.                                            478,677    9,109,223       0.1%
    Fresh Del Monte Produce, Inc.                                   84,630    3,766,881       0.0%
#   General Mills, Inc.                                            377,579   19,603,902       0.1%
#*  Hain Celestial Group, Inc. (The)                               139,593    5,028,140       0.0%
#*  Herbalife, Ltd.                                                126,240    9,167,549       0.1%
    Hershey Co. (The)                                               86,560    9,190,941       0.1%
#   Hormel Foods Corp.                                             405,248   12,627,528       0.1%
#*  Hostess Brands, Inc.                                           148,321    1,710,141       0.0%
*   HRG Group, Inc.                                                407,814    6,614,743       0.0%
#   Ingles Markets, Inc. Class A                                    26,536      618,289       0.0%
    Ingredion, Inc.                                                118,812   14,893,084       0.1%
    Inter Parfums, Inc.                                             57,881    2,679,890       0.0%
#*  Inventure Foods, Inc.                                            4,338       17,352       0.0%
#   J&J Snack Foods Corp.                                           27,447    3,655,117       0.0%
#   JM Smucker Co. (The)                                           138,042   14,639,354       0.1%
#   John B. Sanfilippo & Son, Inc.                                  17,805    1,047,824       0.0%
#   Kellogg Co.                                                    154,484    9,659,885       0.1%
    Kimberly-Clark Corp.                                           225,959   25,422,647       0.1%
    Kraft Heinz Co. (The)                                          323,151   24,989,267       0.1%
#   Kroger Co. (The)                                               633,793   13,119,515       0.1%
    Lamb Weston Holdings, Inc.                                     107,282    5,470,309       0.0%
    Lancaster Colony Corp.                                          53,444    6,692,258       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
#*  Landec Corp.                                                    54,500 $    722,125       0.0%
*   Lifeway Foods, Inc.                                             13,678      137,601       0.0%
    Limoneira Co.                                                      244        5,697       0.0%
    Mannatech, Inc.                                                  1,435       20,664       0.0%
    McCormick & Co., Inc.                                            4,298      428,854       0.0%
#   McCormick & Co., Inc. Non-Voting                                89,268    8,884,844       0.0%
    Medifast, Inc.                                                  28,398    1,772,035       0.0%
#   MGP Ingredients, Inc.                                           41,925    2,849,223       0.0%
    Molson Coors Brewing Co. Class A                                 1,162       96,359       0.0%
    Molson Coors Brewing Co. Class B                               227,693   18,413,533       0.1%
    Mondelez International, Inc. Class A                           759,711   31,474,827       0.2%
*   Monster Beverage Corp.                                         212,304   12,298,771       0.1%
#   National Beverage Corp.                                         41,682    4,080,668       0.0%
*   Natural Alternatives International, Inc.                         7,041       74,635       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                         5,731       28,139       0.0%
#   Natural Health Trends Corp.                                     13,193      254,097       0.0%
    Nature's Sunshine Products, Inc.                                   200        1,980       0.0%
    Nu Skin Enterprises, Inc. Class A                              108,588    6,907,283       0.0%
    Ocean Bio-Chem, Inc.                                             3,050       13,603       0.0%
    Oil-Dri Corp. of America                                         7,596      319,108       0.0%
    Omega Protein Corp.                                             41,230      902,937       0.0%
#   Orchids Paper Products Co.                                       6,335       77,794       0.0%
    PepsiCo, Inc.                                                1,024,273  112,905,613       0.6%
*   Performance Food Group Co.                                     115,999    3,282,772       0.0%
    Philip Morris International, Inc.                              753,557   78,852,205       0.4%
#*  Pilgrim's Pride Corp.                                          214,493    6,816,588       0.0%
    Pinnacle Foods, Inc.                                           148,900    8,103,138       0.0%
#*  Post Holdings, Inc.                                            159,527   13,229,574       0.1%
#   PriceSmart, Inc.                                                47,169    3,952,762       0.0%
#*  Primo Water Corp.                                                8,367       92,121       0.0%
    Procter & Gamble Co. (The)                                   1,258,280  108,639,895       0.5%
#*  Revlon, Inc. Class A                                            51,808    1,165,680       0.0%
#*  Rite Aid Corp.                                                 755,659    1,246,837       0.0%
    Rocky Mountain Chocolate Factory, Inc.                           3,966       45,609       0.0%
#   Sanderson Farms, Inc.                                           64,495    9,646,517       0.1%
    Seaboard Corp.                                                     550    2,420,066       0.0%
*   Seneca Foods Corp. Class A                                       8,827      317,772       0.0%
*   Seneca Foods Corp. Class B                                       1,493       56,510       0.0%
#   Snyder's-Lance, Inc.                                           179,131    6,740,700       0.0%
    SpartanNash Co.                                                 53,584    1,315,487       0.0%
#   Spectrum Brands Holdings, Inc.                                  68,747    7,556,670       0.0%
#*  Sprouts Farmers Market, Inc.                                   260,272    4,812,429       0.0%
#*  SUPERVALU, Inc.                                                101,356    1,651,089       0.0%
#   Sysco Corp.                                                    347,286   19,316,047       0.1%
#   Tootsie Roll Industries, Inc.                                   32,658    1,162,625       0.0%
#*  TreeHouse Foods, Inc.                                           93,774    6,224,718       0.0%
    Tyson Foods, Inc. Class A                                      231,697   16,893,028       0.1%
*   United Natural Foods, Inc.                                      80,821    3,133,430       0.0%
    United-Guardian, Inc.                                            1,741       32,644       0.0%
#   Universal Corp.                                                 48,455    2,778,894       0.0%
*   US Foods Holding Corp.                                         167,428    4,567,436       0.0%
#*  USANA Health Sciences, Inc.                                     45,232    2,971,742       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Consumer Staples -- (Continued)
#   Vector Group, Ltd.                                             240,994 $    5,007,855       0.0%
#   Village Super Market, Inc. Class A                               5,304        127,243       0.0%
    Wal-Mart Stores, Inc.                                        1,328,478    115,989,414       0.6%
    Walgreens Boots Alliance, Inc.                                 489,474     32,437,442       0.2%
#   WD-40 Co.                                                       22,024      2,441,360       0.0%
#   Weis Markets, Inc.                                              25,921      1,006,512       0.0%
                                                                           --------------       ---
Total Consumer Staples                                                      1,422,093,346       6.8%
                                                                           --------------       ---
Energy -- (4.4%)
    Adams Resources & Energy, Inc.                                   3,234        138,868       0.0%
    Anadarko Petroleum Corp.                                       209,420     10,339,065       0.1%
    Andeavor                                                       298,888     31,753,861       0.2%
#*  Antero Resources Corp.                                         255,791      4,962,345       0.0%
#   Apache Corp.                                                   202,741      8,387,395       0.1%
    Arch Coal, Inc. Class A                                         54,366      4,154,650       0.0%
    Archrock, Inc.                                                  77,446        929,352       0.0%
#*  Ardmore Shipping Corp.                                           9,180         76,194       0.0%
*   Aspen Aerogels, Inc.                                            13,265         59,427       0.0%
    Baker Hughes a GE Co.                                          209,793      6,593,794       0.0%
*   Barnwell Industries, Inc.                                        4,663          9,326       0.0%
#*  Bill Barrett Corp.                                             151,436        746,579       0.0%
#   Bristow Group, Inc.                                             56,464        533,020       0.0%
#   Cabot Oil & Gas Corp.                                          231,070      6,400,639       0.0%
#*  Callon Petroleum Co.                                           447,158      4,958,982       0.0%
#*  CARBO Ceramics, Inc.                                            22,288        184,545       0.0%
#*  Centennial Resource Development, Inc. Class A                  218,505      4,245,552       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                      34,898        873,846       0.0%
#*  Cheniere Energy, Inc.                                          151,992      7,104,106       0.0%
    Chevron Corp.                                                1,074,779    124,556,138       0.6%
    Cimarex Energy Co.                                              67,993      7,950,421       0.1%
*   Clean Energy Fuels Corp.                                        72,000        169,200       0.0%
#*  Cloud Peak Energy, Inc.                                        139,887        594,520       0.0%
#*  Concho Resources, Inc.                                         167,431     22,470,914       0.1%
    ConocoPhillips                                                 646,388     33,062,746       0.2%
#*  CONSOL Energy, Inc.                                            453,058      7,307,826       0.1%
*   Contango Oil & Gas Co.                                          46,887        187,079       0.0%
#*  Continental Resources, Inc.                                    195,016      7,939,101       0.1%
#   Core Laboratories NV                                            66,302      6,623,570       0.0%
#   CVR Energy, Inc.                                                73,404      2,014,940       0.0%
*   Dawson Geophysical Co.                                          31,609        139,712       0.0%
    Delek US Holdings, Inc.                                        177,461      4,622,859       0.0%
#*  Denbury Resources, Inc.                                        446,285        548,931       0.0%
    Devon Energy Corp.                                             305,042     11,256,050       0.1%
#   DHT Holdings, Inc.                                             116,200        457,828       0.0%
#*  Diamond Offshore Drilling, Inc.                                185,394      3,101,642       0.0%
#*  Diamondback Energy, Inc.                                        59,416      6,367,019       0.0%
#*  Dril-Quip, Inc.                                                 78,237      3,293,778       0.0%
#*  Eclipse Resources Corp.                                          5,937         13,180       0.0%
#*  Energen Corp.                                                  165,817      8,572,739       0.1%
*   ENGlobal Corp.                                                  13,200         16,632       0.0%
#   EnLink Midstream LLC                                           167,077      2,589,693       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
#   Ensco P.L.C. Class A                                           550,907 $  2,969,389       0.0%
    EOG Resources, Inc.                                            214,322   21,404,338       0.1%
*   EP Energy Corp. Class A                                         38,800      104,760       0.0%
#   EQT Corp.                                                       93,822    5,867,628       0.0%
*   Era Group, Inc.                                                 35,826      385,488       0.0%
    Evolution Petroleum Corp.                                       15,130      111,962       0.0%
*   Exterran Corp.                                                  72,534    2,340,672       0.0%
    Exxon Mobil Corp.                                            1,882,957  156,944,466       0.8%
#*  Forum Energy Technologies, Inc.                                199,621    2,874,542       0.0%
    Frank's International NV                                        81,252      537,076       0.0%
#   GasLog, Ltd.                                                    51,776      893,136       0.0%
#*  Geospace Technologies Corp.                                     14,431      216,754       0.0%
#   Green Plains, Inc.                                              87,418    1,608,491       0.0%
#   Gulf Island Fabrication, Inc.                                   24,135      317,375       0.0%
*   Gulfport Energy Corp.                                          380,909    5,218,453       0.0%
#*  Halcon Resources Corp.                                          22,216      146,181       0.0%
    Halliburton Co.                                                353,513   15,109,146       0.1%
*   Helix Energy Solutions Group, Inc.                             299,009    2,039,241       0.0%
#   Helmerich & Payne, Inc.                                        108,620    5,899,152       0.0%
#   Hess Corp.                                                     190,808    8,426,081       0.1%
#   HollyFrontier Corp.                                            345,214   12,755,657       0.1%
#*  Hornbeck Offshore Services, Inc.                                38,647      144,153       0.0%
*   International Seaways, Inc.                                      6,476      130,427       0.0%
*   ION Geophysical Corp.                                           10,183       79,427       0.0%
#*  Jones Energy, Inc. Class A                                       6,143        7,863       0.0%
    Kinder Morgan, Inc.                                          1,061,147   19,217,372       0.1%
#*  Kosmos Energy, Ltd.                                            577,565    4,435,699       0.0%
#*  Laredo Petroleum, Inc.                                         381,728    4,550,198       0.0%
#   Marathon Oil Corp.                                             537,052    7,636,879       0.1%
    Marathon Petroleum Corp.                                       428,470   25,596,798       0.1%
#*  Matador Resources Co.                                          228,053    6,054,807       0.0%
*   Matrix Service Co.                                              53,614      755,957       0.0%
#*  McDermott International, Inc.                                  622,139    4,118,560       0.0%
*   Mexco Energy Corp.                                                 684        2,702       0.0%
*   Mitcham Industries, Inc.                                        11,460       37,360       0.0%
#   Murphy Oil Corp.                                               393,885   10,536,424       0.1%
#   Nabors Industries, Ltd.                                        435,333    2,450,925       0.0%
#   NACCO Industries, Inc. Class A                                  10,537      438,339       0.0%
#   National Oilwell Varco, Inc.                                   258,028    8,821,977       0.1%
*   Natural Gas Services Group, Inc.                                14,512      403,434       0.0%
*   Newfield Exploration Co.                                       263,541    8,114,427       0.1%
*   Newpark Resources, Inc.                                        186,554    1,632,347       0.0%
#*  Noble Corp. P.L.C.                                             516,436    2,148,374       0.0%
#   Noble Energy, Inc.                                             321,186    8,951,454       0.1%
#   Nordic American Offshore, Ltd.                                   1,464        1,918       0.0%
#   Nordic American Tankers, Ltd.                                   29,510      131,024       0.0%
*   Oasis Petroleum, Inc.                                          496,067    4,687,833       0.0%
    Occidental Petroleum Corp.                                     354,616   22,897,555       0.1%
#   Oceaneering International, Inc.                                206,440    4,174,217       0.0%
#*  Oil States International, Inc.                                 105,560    2,433,158       0.0%
#   ONEOK, Inc.                                                    176,257    9,565,467       0.1%
*   Overseas Shipholding Group, Inc. Class A                         3,529        8,364       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Energy -- (Continued)
    Panhandle Oil and Gas, Inc. Class A                             27,179 $   656,373       0.0%
#*  Par Pacific Holdings, Inc.                                      46,243     970,641       0.0%
*   Parker Drilling Co.                                            190,497     200,022       0.0%
#*  Parsley Energy, Inc. Class A                                   204,716   5,445,446       0.0%
#   Patterson-UTI Energy, Inc.                                     334,795   6,622,245       0.0%
#   PBF Energy, Inc. Class A                                       252,063   7,302,265       0.1%
*   PDC Energy, Inc.                                               102,156   5,202,805       0.0%
*   Peabody Energy Corp.                                            58,637   1,811,297       0.0%
*   PHI, Inc. Non-Voting                                            13,903     162,526       0.0%
*   PHI, Inc. Voting                                                 2,247      25,661       0.0%
    Phillips 66                                                    259,919  23,673,423       0.1%
*   Pioneer Energy Services Corp.                                  124,668     236,869       0.0%
#   Pioneer Natural Resources Co.                                   53,213   7,964,390       0.1%
*   QEP Resources, Inc.                                            375,668   3,362,229       0.0%
#   Range Resources Corp.                                          182,205   3,299,733       0.0%
#*  Renewable Energy Group, Inc.                                   101,363   1,226,492       0.0%
#*  REX American Resources Corp.                                     8,700     767,166       0.0%
#*  Rice Energy, Inc.                                              281,344   7,976,102       0.1%
#*  RigNet, Inc.                                                    14,943     260,755       0.0%
#*  Ring Energy, Inc.                                               59,323     759,928       0.0%
#*  Rowan Cos. P.L.C. Class A                                      260,780   3,736,977       0.0%
#   RPC, Inc.                                                      188,200   4,575,142       0.0%
#*  RSP Permian, Inc.                                              170,778   5,876,471       0.0%
    Schlumberger, Ltd.                                             540,867  34,615,488       0.2%
#   Scorpio Tankers, Inc.                                          570,310   2,030,304       0.0%
*   SEACOR Holdings, Inc.                                           35,798   1,689,666       0.0%
#*  SEACOR Marine Holdings, Inc.                                    35,991     509,273       0.0%
#   SemGroup Corp. Class A                                         162,231   4,226,118       0.0%
#   Ship Finance International, Ltd.                                85,877   1,279,567       0.0%
#   SM Energy Co.                                                  235,219   5,017,221       0.0%
#*  SRC Energy, Inc.                                               416,183   3,970,386       0.0%
#*  Superior Energy Services, Inc.                                 313,995   2,769,436       0.0%
#   Targa Resources Corp.                                          162,794   6,755,951       0.0%
*   TechnipFMC P.L.C.                                              302,917   8,296,897       0.1%
#   Teekay Corp.                                                   100,937     817,590       0.0%
#   Teekay Tankers, Ltd. Class A                                    40,073      59,308       0.0%
#*  Tesco Corp.                                                     77,574     298,660       0.0%
*   TETRA Technologies, Inc.                                       153,890     437,048       0.0%
#*  Transocean, Ltd.                                               527,268   5,536,314       0.0%
#*  Ultra Petroleum Corp.                                          210,351   1,670,187       0.0%
#*  Unit Corp.                                                     106,626   1,996,039       0.0%
#   US Silica Holdings, Inc.                                       111,591   3,404,641       0.0%
#*  Vaalco Energy, Inc.                                              9,872       7,799       0.0%
    Valero Energy Corp.                                            334,899  26,420,182       0.1%
#*  W&T Offshore, Inc.                                              75,252     235,539       0.0%
#*  Weatherford International P.L.C.                             1,029,005   3,570,647       0.0%
#*  Whiting Petroleum Corp.                                        530,372   3,187,536       0.0%
*   Willbros Group, Inc.                                           105,476     322,757       0.0%
    Williams Cos., Inc. (The)                                      466,866  13,305,681       0.1%
    World Fuel Services Corp.                                       89,078   2,476,368       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
#*  WPX Energy, Inc.                                               628,791 $  7,092,762       0.0%
                                                                           ------------       ---
Total Energy                                                                986,757,814       4.8%
                                                                           ------------       ---
Financials -- (14.5%)
    1st Constitution Bancorp                                         3,022       54,245       0.0%
    1st Source Corp.                                                47,487    2,436,558       0.0%
    A-Mark Precious Metals, Inc.                                     8,896      138,155       0.0%
    Access National Corp.                                           10,003      291,087       0.0%
    Affiliated Managers Group, Inc.                                 66,804   12,458,946       0.1%
    Aflac, Inc.                                                    222,979   18,705,708       0.1%
*   Alleghany Corp.                                                 10,104    5,721,087       0.0%
    Allstate Corp. (The)                                           214,417   20,125,180       0.1%
#   Ally Financial, Inc.                                           690,434   18,041,040       0.1%
*   Ambac Financial Group, Inc.                                     25,628      417,224       0.0%
    American Equity Investment Life Holding Co.                    228,570    6,745,101       0.0%
    American Express Co.                                           625,797   59,776,129       0.3%
    American Financial Group, Inc.                                 117,402   12,384,737       0.1%
    American International Group, Inc.                             493,065   31,856,930       0.2%
    American National Bankshares, Inc.                              14,759      577,815       0.0%
    American National Insurance Co.                                 25,170    3,063,944       0.0%
    American River Bankshares                                        5,983       90,942       0.0%
    Ameriprise Financial, Inc.                                     125,205   19,599,591       0.1%
    Ameris Bancorp                                                  67,509    3,233,681       0.0%
    AMERISAFE, Inc.                                                 43,467    2,812,315       0.0%
    AmeriServ Financial, Inc.                                        8,436       34,588       0.0%
#   Amtrust Financial Services, Inc.                               335,644    4,215,689       0.0%
    Aon P.L.C.                                                     149,536   21,447,948       0.1%
#*  Arch Capital Group, Ltd.                                       106,433   10,604,984       0.1%
    Argo Group International Holdings, Ltd.                         63,567    4,001,543       0.0%
    Arrow Financial Corp.                                           21,934      774,270       0.0%
    Arthur J Gallagher & Co.                                       172,407   10,918,535       0.1%
#   Artisan Partners Asset Management, Inc. Class A                 92,554    3,183,858       0.0%
    Aspen Insurance Holdings, Ltd.                                  90,679    3,890,129       0.0%
    Associated Banc-Corp                                           238,703    6,039,186       0.0%
    Assurant, Inc.                                                 110,847   11,156,751       0.1%
    Assured Guaranty, Ltd.                                         253,585    9,408,003       0.1%
*   Asta Funding, Inc.                                               1,215        8,687       0.0%
    Atlantic American Corp.                                          2,737        9,716       0.0%
*   Atlantic Coast Financial Corp.                                  12,851      112,061       0.0%
*   Atlanticus Holdings Corp.                                       14,132       32,080       0.0%
    Auburn National Bancorporation, Inc.                               335       11,574       0.0%
    Axis Capital Holdings, Ltd.                                    139,109    7,566,139       0.0%
#   Baldwin & Lyons, Inc. Class A                                      638       14,355       0.0%
    Baldwin & Lyons, Inc. Class B                                    8,934      205,035       0.0%
#   Banc of California, Inc.                                        63,257    1,331,560       0.0%
#   BancFirst Corp.                                                 57,115    3,121,335       0.0%
*   Bancorp, Inc. (The)                                            112,949      949,901       0.0%
    BancorpSouth, Inc.                                             155,260    4,906,216       0.0%
    Bank Mutual Corp.                                               50,586      534,947       0.0%
    Bank of America Corp.                                        5,824,143  159,523,277       0.8%
#   Bank of Commerce Holdings                                        6,357       76,284       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   Bank of Hawaii Corp.                                            82,694 $  6,748,657       0.0%
    Bank of New York Mellon Corp. (The)                            600,346   30,887,802       0.2%
    Bank of NT Butterfield & Son, Ltd. (The)                         6,185      231,010       0.0%
#   Bank of the Ozarks, Inc.                                       219,820   10,248,008       0.1%
#   BankFinancial Corp.                                             26,449      418,952       0.0%
    BankUnited, Inc.                                               194,507    6,778,569       0.0%
    Banner Corp.                                                    84,072    4,819,007       0.0%
#   Bar Harbor Bankshares                                            9,679      292,596       0.0%
    BB&T Corp.                                                     399,983   19,695,163       0.1%
    BCB Bancorp, Inc.                                                4,090       57,465       0.0%
    Bear State Financial, Inc.                                       4,892       50,192       0.0%
    Beneficial Bancorp, Inc.                                       123,015    2,029,747       0.0%
*   Berkshire Bancorp, Inc.                                          1,000       12,000       0.0%
*   Berkshire Hathaway, Inc. Class B                               925,787  173,066,622       0.8%
    Berkshire Hills Bancorp, Inc.                                   90,967    3,484,036       0.0%
    BGC Partners, Inc. Class A                                     647,989    9,829,993       0.1%
    BlackRock, Inc.                                                 60,330   28,405,174       0.2%
#*  BofI Holding, Inc.                                              95,900    2,579,710       0.0%
#   BOK Financial Corp.                                             73,984    6,397,396       0.0%
    Boston Private Financial Holdings, Inc.                        222,127    3,531,819       0.0%
    Bridge Bancorp, Inc.                                             3,589      127,410       0.0%
*   Brighthouse Financial, Inc.                                     35,693    2,219,391       0.0%
    Brookline Bancorp, Inc.                                        199,303    3,069,266       0.0%
#   Brown & Brown, Inc.                                            227,890   11,358,038       0.1%
*   Brunswick Bancorp                                                   40          294       0.0%
#   Bryn Mawr Bank Corp.                                            34,342    1,505,897       0.0%
    C&F Financial Corp.                                                721       41,818       0.0%
    California First National Bancorp                                2,970       45,738       0.0%
    Camden National Corp.                                           19,346      835,167       0.0%
#   Capital Bank Financial Corp. Class A                            71,782    2,914,349       0.0%
    Capital City Bank Group, Inc.                                   14,688      362,206       0.0%
    Capital One Financial Corp.                                    290,808   26,806,681       0.1%
    Capitol Federal Financial, Inc.                                347,794    4,796,079       0.0%
    Cathay General Bancorp                                         125,813    5,258,983       0.0%
#   Cboe Global Markets, Inc.                                       92,718   10,482,697       0.1%
    CenterState Banks Corp.                                        152,115    4,052,344       0.0%
    Central Pacific Financial Corp.                                 40,190    1,250,713       0.0%
    Century Bancorp, Inc. Class A                                    3,376      286,791       0.0%
    Charles Schwab Corp. (The)                                     538,337   24,139,031       0.1%
    Charter Financial Corp.                                         10,435      200,039       0.0%
#   Chemical Financial Corp.                                       106,207    5,596,047       0.0%
    Chubb, Ltd.                                                    244,062   36,809,431       0.2%
    Cincinnati Financial Corp.                                     111,649    7,834,410       0.1%
#   CIT Group, Inc.                                                130,103    6,065,402       0.0%
    Citigroup, Inc.                                              1,617,623  118,895,290       0.6%
    Citizens Community Bancorp, Inc.                                 3,150       42,872       0.0%
    Citizens Financial Group, Inc.                                 336,205   12,779,152       0.1%
    Citizens First Corp.                                             3,200       75,808       0.0%
    Citizens Holding Co.                                               772       18,914       0.0%
#*  Citizens, Inc.                                                  39,312      297,985       0.0%
#   City Holding Co.                                                28,590    2,015,309       0.0%
#   Civista Bancshares, Inc.                                         1,000       22,570       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   Clifton Bancorp, Inc.                                         40,463 $   689,085       0.0%
    CME Group, Inc.                                              153,062  20,995,515       0.1%
#   CNA Financial Corp.                                           93,173   5,043,454       0.0%
    CNB Financial Corp.                                            8,185     235,319       0.0%
    CNO Financial Group, Inc.                                    184,317   4,418,078       0.0%
    CoBiz Financial, Inc.                                         93,879   1,918,887       0.0%
    Codorus Valley Bancorp, Inc.                                   2,038      64,484       0.0%
#   Cohen & Steers, Inc.                                          70,694   3,074,482       0.0%
    Colony Bankcorp, Inc.                                          1,337      18,517       0.0%
#   Columbia Banking System, Inc.                                142,182   6,186,339       0.0%
    Comerica, Inc.                                               136,823  10,750,183       0.1%
#   Commerce Bancshares, Inc.                                    174,544  10,151,479       0.1%
    Commercial National Financial Corp.                              847      18,295       0.0%
#   Community Bank System, Inc.                                  102,714   5,679,057       0.0%
#*  Community Bankers Trust Corp.                                  5,562      48,111       0.0%
    Community Trust Bancorp, Inc.                                 34,212   1,652,440       0.0%
    Community West Bancshares                                      1,844      19,270       0.0%
    ConnectOne Bancorp, Inc.                                      18,530     497,531       0.0%
#*  Consumer Portfolio Services, Inc.                             56,340     245,079       0.0%
#*  Cowen, Inc.                                                   33,497     502,455       0.0%
    Crawford & Co. Class A                                        19,714     186,494       0.0%
#   Crawford & Co. Class B                                        19,531     230,075       0.0%
#*  Credit Acceptance Corp.                                       39,598  11,353,935       0.1%
#   Cullen/Frost Bankers, Inc.                                    95,236   9,380,746       0.1%
#*  Customers Bancorp, Inc.                                       65,103   1,779,916       0.0%
#   CVB Financial Corp.                                          243,472   5,809,242       0.0%
    Diamond Hill Investment Group, Inc.                            3,706     785,413       0.0%
    Dime Community Bancshares, Inc.                               81,536   1,797,869       0.0%
    Discover Financial Services                                  312,780  20,809,253       0.1%
    Donegal Group, Inc. Class A                                   30,445     521,827       0.0%
    Donegal Group, Inc. Class B                                    2,147      33,279       0.0%
*   Donnelley Financial Solutions, Inc.                           79,902   1,717,893       0.0%
*   E*TRADE Financial Corp.                                      267,452  11,658,233       0.1%
    Eagle Bancorp Montana, Inc.                                    3,695      73,531       0.0%
*   Eagle Bancorp, Inc.                                           62,462   4,163,092       0.0%
#   East West Bancorp, Inc.                                      198,427  11,873,872       0.1%
#   Eaton Vance Corp.                                            294,559  14,866,393       0.1%
#*  eHealth, Inc.                                                 12,743     323,417       0.0%
    Elmira Savings Bank                                              800      16,400       0.0%
    EMC Insurance Group, Inc.                                     20,647     608,261       0.0%
    Employers Holdings, Inc.                                      76,906   3,668,416       0.0%
#*  Encore Capital Group, Inc.                                    51,774   2,404,902       0.0%
*   Enova International, Inc.                                     89,770   1,333,085       0.0%
#*  Enstar Group, Ltd.                                            25,490   5,806,622       0.0%
#   Enterprise Bancorp, Inc.                                       3,842     138,696       0.0%
    Enterprise Financial Services Corp.                           58,825   2,564,770       0.0%
#   Erie Indemnity Co. Class A                                    57,790   6,981,032       0.0%
    ESSA Bancorp, Inc.                                             9,594     155,135       0.0%
*   Essent Group, Ltd.                                           161,779   6,895,021       0.0%
#   Evans Bancorp, Inc.                                            3,119     135,832       0.0%
    Evercore, Inc. Class A                                       102,949   8,246,215       0.1%
    Everest Re Group, Ltd.                                        44,003  10,448,512       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#*  Ezcorp, Inc. Class A                                         131,318 $ 1,346,010       0.0%
#   FactSet Research Systems, Inc.                                39,827   7,561,952       0.0%
#   Farmers & Merchants Bancorop Inc.                                650      24,063       0.0%
    Farmers Capital Bank Corp.                                     2,567     106,787       0.0%
    FBL Financial Group, Inc. Class A                             32,039   2,478,217       0.0%
#*  FCB Financial Holdings, Inc. Class A                         113,782   5,313,619       0.0%
    Federal Agricultural Mortgage Corp. Class A                      773      56,622       0.0%
#   Federal Agricultural Mortgage Corp. Class C                   12,979     963,561       0.0%
#   Federated Investors, Inc. Class B                            278,242   8,644,979       0.1%
    Federated National Holding Co.                                31,709     486,416       0.0%
    Fidelity Southern Corp.                                       50,732   1,112,553       0.0%
    Fifth Third Bancorp                                          788,014  22,773,605       0.1%
#   Financial Engines, Inc.                                       97,312   3,512,963       0.0%
    Financial Institutions, Inc.                                  23,356     766,077       0.0%
*   First Acceptance Corp.                                         9,100       9,146       0.0%
    First American Financial Corp.                               214,864  11,692,899       0.1%
*   First BanCorp(318672706)                                     104,416     537,742       0.0%
    First Bancorp(318910106)                                      36,860   1,352,762       0.0%
    First Bancorp of Indiana, Inc.                                    96       2,056       0.0%
#   First Bancorp, Inc.                                            5,920     184,763       0.0%
*   First Bancshares, Inc.                                           200       2,307       0.0%
#   First Bancshares, Inc. (The)                                     237       7,560       0.0%
    First Busey Corp.                                            111,279   3,463,002       0.0%
    First Business Financial Services, Inc.                        2,162      48,061       0.0%
    First Citizens BancShares, Inc. Class A                       17,645   7,146,225       0.0%
    First Commonwealth Financial Corp.                           249,865   3,638,034       0.0%
    First Community Bancshares, Inc.                              21,289     635,902       0.0%
    First Connecticut Bancorp, Inc.                                5,745     151,668       0.0%
    First Defiance Financial Corp.                                15,258     826,984       0.0%
    First Federal of Northern Michigan Bancorp, Inc.                 200       1,600       0.0%
#   First Financial Bancorp                                      155,256   4,238,489       0.0%
#   First Financial Bankshares, Inc.                              81,678   3,728,601       0.0%
    First Financial Corp.                                         10,547     500,983       0.0%
    First Financial Northwest, Inc.                               14,137     235,098       0.0%
#   First Horizon National Corp.                                 433,453   8,135,913       0.1%
    First Interstate Bancsystem, Inc. Class A                     87,141   3,424,641       0.0%
    First Merchants Corp.                                        100,450   4,319,350       0.0%
    First Midwest Bancorp, Inc.                                  255,580   5,901,342       0.0%
#   First Republic Bank                                          160,139  15,597,539       0.1%
#   First South Bancorp, Inc.                                      4,572      85,268       0.0%
*   First United Corp.                                             6,815     119,263       0.0%
    FirstCash, Inc.                                              100,097   6,391,193       0.0%
*   Flagstar Bancorp, Inc.                                        65,436   2,445,343       0.0%
#   Flushing Financial Corp.                                      63,327   1,898,543       0.0%
    FNB Corp.                                                    522,872   7,053,543       0.0%
    FNF Group                                                    297,465  11,131,140       0.1%
*   FNFV Group                                                    92,507   1,595,746       0.0%
    Franklin Resources, Inc.                                     224,401   9,454,014       0.1%
    Fulton Financial Corp.                                       270,679   4,926,358       0.0%
#   Gain Capital Holdings, Inc.                                   69,790     515,050       0.0%
    GAINSCO, Inc.                                                    513       8,734       0.0%
    GAMCO Investors, Inc. Class A                                 11,447     331,505       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
*   Genworth Financial, Inc. Class A                               554,579 $ 1,835,656       0.0%
#   German American Bancorp, Inc.                                   40,668   1,463,235       0.0%
#   Glacier Bancorp, Inc.                                          165,124   6,268,107       0.0%
*   Global Indemnity, Ltd.                                          19,910     835,623       0.0%
    Goldman Sachs Group, Inc. (The)                                204,002  49,466,405       0.3%
*   Great Elm Capital Group, Inc.                                    3,989      14,360       0.0%
    Great Southern Bancorp, Inc.                                    26,881   1,444,854       0.0%
    Great Western Bancorp, Inc.                                     55,607   2,257,088       0.0%
#*  Green Bancorp, Inc.                                             23,913     529,673       0.0%
*   Green Dot Corp. Class A                                        119,408   6,760,881       0.0%
#   Greenhill & Co., Inc.                                           62,640   1,146,312       0.0%
*   Greenlight Capital Re, Ltd. Class A                             63,693   1,404,431       0.0%
    Guaranty Bancorp                                                42,201   1,200,618       0.0%
    Guaranty Federal Bancshares, Inc.                                  909      19,216       0.0%
*   Hallmark Financial Services, Inc.                               16,543     191,733       0.0%
    Hancock Holding Co.                                            153,962   7,505,647       0.0%
    Hanmi Financial Corp.                                           77,002   2,367,811       0.0%
    Hanover Insurance Group, Inc. (The)                             69,351   6,822,751       0.0%
    Harleysville Financial Corp.                                     1,916      43,110       0.0%
    Hartford Financial Services Group, Inc. (The)                  388,376  21,380,099       0.1%
    Hawthorn Bancshares, Inc.                                        1,436      28,792       0.0%
#   HCI Group, Inc.                                                 26,300     985,198       0.0%
    Heartland Financial USA, Inc.                                   54,773   2,697,570       0.0%
    Heritage Commerce Corp.                                         57,776     888,595       0.0%
    Heritage Financial Corp.                                        80,645   2,459,672       0.0%
#   Heritage Insurance Holdings, Inc.                               28,530     457,621       0.0%
    Hilltop Holdings, Inc.                                         177,004   4,170,214       0.0%
    Hingham Institution for Savings                                    458      89,173       0.0%
*   HMN Financial, Inc.                                                989      18,148       0.0%
#   Home Bancorp, Inc.                                               4,739     203,019       0.0%
#   Home BancShares, Inc.                                          309,968   6,968,081       0.0%
*   HomeStreet, Inc.                                                36,316   1,054,980       0.0%
*   HomeTrust Bancshares, Inc.                                         761      19,976       0.0%
    Hope Bancorp, Inc.                                             282,377   5,209,856       0.0%
    HopFed Bancorp, Inc.                                             1,211      17,451       0.0%
    Horace Mann Educators Corp.                                     66,001   2,890,844       0.0%
    Horizon Bancorp                                                  6,149     169,220       0.0%
    Houlihan Lokey, Inc.                                            52,054   2,167,008       0.0%
    Huntington Bancshares, Inc.                                  1,048,482  14,469,052       0.1%
    Iberiabank Corp.                                                83,030   6,123,462       0.0%
    Independent Bank Corp.(453836108)                               50,262   3,623,890       0.0%
    Independent Bank Corp.(453838609)                               32,676     735,210       0.0%
#   Independent Bank Group, Inc.                                     7,376     463,950       0.0%
    Infinity Property & Casualty Corp.                               9,547     900,759       0.0%
#   Interactive Brokers Group, Inc. Class A                        177,246   9,574,829       0.1%
    Intercontinental Exchange, Inc.                                293,126  19,375,629       0.1%
    International Bancshares Corp.                                 157,051   6,376,271       0.0%
*   INTL. FCStone, Inc.                                             35,986   1,493,779       0.0%
#   Invesco, Ltd.                                                  431,391  15,439,484       0.1%
    Investment Technology Group, Inc.                               62,232   1,460,585       0.0%
#   Investors Bancorp, Inc.                                        476,605   6,553,319       0.0%
    Investors Title Co.                                              1,272     241,298       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   James River Group Holdings, Ltd.                                10,202 $    431,749       0.0%
#   Janus Henderson Group P.L.C.                                   158,123    5,494,774       0.0%
    JPMorgan Chase & Co.                                         2,166,679  217,989,574       1.1%
    Kearny Financial Corp.                                         112,751    1,696,903       0.0%
    Kemper Corp.                                                   106,566    6,830,881       0.0%
    Kentucky First Federal Bancorp                                     936        8,986       0.0%
    KeyCorp                                                        681,222   12,432,301       0.1%
    Kinsale Capital Group, Inc.                                      1,563       67,803       0.0%
#   Ladenburg Thalmann Financial Services, Inc.                     23,786       72,785       0.0%
#   Lake Shore Bancorp, Inc.                                           125        2,038       0.0%
    Lakeland Bancorp, Inc.                                          85,235    1,751,579       0.0%
    Lakeland Financial Corp.                                        51,149    2,469,474       0.0%
    Landmark Bancorp, Inc.                                           1,383       41,974       0.0%
    Lazard, Ltd. Class A                                           138,184    6,569,267       0.0%
    LegacyTexas Financial Group, Inc.                               97,026    3,870,367       0.0%
#   Legg Mason, Inc.                                               150,141    5,732,383       0.0%
#*  LendingClub Corp.                                              660,339    3,757,329       0.0%
#*  LendingTree, Inc.                                               14,103    3,780,309       0.0%
    Leucadia National Corp.                                        254,689    6,443,632       0.0%
    Lincoln National Corp.                                         162,297   12,298,867       0.1%
    Loews Corp.                                                    208,391   10,317,438       0.1%
    LPL Financial Holdings, Inc.                                   255,096   12,655,313       0.1%
    M&T Bank Corp.                                                  78,263   13,051,921       0.1%
    Macatawa Bank Corp.                                             27,465      275,749       0.0%
    Mackinac Financial Corp.                                         1,600       24,800       0.0%
*   Magyar Bancorp, Inc.                                               211        2,598       0.0%
#   Maiden Holdings, Ltd.                                          160,388    1,323,201       0.0%
    MainSource Financial Group, Inc.                                56,400    2,125,716       0.0%
*   Malvern Bancorp, Inc.                                              134        3,618       0.0%
#   Manning & Napier, Inc.                                           7,687       28,058       0.0%
*   Markel Corp.                                                     8,755    9,493,046       0.1%
#   MarketAxess Holdings, Inc.                                      41,597    7,237,878       0.0%
    Marlin Business Services Corp.                                  22,174      485,611       0.0%
    Marsh & McLennan Cos., Inc.                                    301,142   24,371,422       0.1%
    MB Financial, Inc.                                             133,639    6,139,376       0.0%
#*  MBIA, Inc.                                                     296,282    2,148,044       0.0%
    MBT Financial Corp.                                              5,970       62,984       0.0%
    Mercantile Bank Corp.                                           13,437      485,076       0.0%
#   Mercury General Corp.                                           85,491    4,784,931       0.0%
    Meridian Bancorp, Inc.                                         120,927    2,382,262       0.0%
#   Meta Financial Group, Inc.                                      23,460    2,046,885       0.0%
    MetLife, Inc.                                                  406,071   21,757,284       0.1%
*   MGIC Investment Corp.                                          174,562    2,496,237       0.0%
    Mid Penn Bancorp, Inc.                                             497       14,637       0.0%
#   MidSouth Bancorp, Inc.                                           5,731       75,076       0.0%
    MidWestOne Financial Group, Inc.                                 3,102      109,221       0.0%
    Moelis & Co. Class A                                            48,871    2,089,235       0.0%
    Moody's Corp.                                                   79,462   11,316,183       0.1%
    Morgan Stanley                                                 816,094   40,804,700       0.2%
    Morningstar, Inc.                                               71,503    6,092,771       0.0%
    MSB Financial Corp.                                                386        6,678       0.0%
    MSCI, Inc.                                                     122,738   14,404,532       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    MutualFirst Financial, Inc.                                    3,625 $   140,288       0.0%
    Nasdaq, Inc.                                                 219,834  15,970,940       0.1%
    National Bank Holdings Corp. Class A                          59,522   1,953,512       0.0%
    National General Holdings Corp.                               48,988     988,578       0.0%
    National Security Group, Inc. (The)                              312       4,081       0.0%
    National Western Life Group, Inc. Class A                      1,532     547,813       0.0%
#*  Nationstar Mortgage Holdings, Inc.                            12,405     241,525       0.0%
    Navient Corp.                                                731,404   9,113,294       0.1%
    Navigators Group, Inc. (The)                                  67,990   3,943,420       0.0%
#   NBT Bancorp, Inc.                                             92,670   3,534,434       0.0%
    Nelnet, Inc. Class A                                          69,199   4,050,909       0.0%
#   New York Community Bancorp, Inc.                             379,147   4,762,086       0.0%
    NewStar Financial, Inc.                                       45,392     557,414       0.0%
*   Nicholas Financial, Inc.                                       4,022      35,514       0.0%
*   NMI Holdings, Inc. Class A                                    31,984     465,367       0.0%
#   Northeast Bancorp                                                 59       1,519       0.0%
    Northeast Community Bancorp, Inc.                              5,056      50,560       0.0%
    Northern Trust Corp.                                         181,742  16,996,512       0.1%
    Northfield Bancorp, Inc.                                     101,294   1,728,076       0.0%
    Northrim BanCorp, Inc.                                         8,802     286,065       0.0%
#   Northwest Bancshares, Inc.                                   246,741   4,162,521       0.0%
#   Norwood Financial Corp.                                        1,486      44,387       0.0%
#   OceanFirst Financial Corp.                                    64,958   1,802,585       0.0%
#*  Ocwen Financial Corp.                                        117,131     408,787       0.0%
    OFG Bancorp                                                   88,340     786,226       0.0%
#   Ohio Valley Banc Corp.                                         1,110      39,516       0.0%
#   Old Line Bancshares, Inc.                                        600      18,090       0.0%
    Old National Bancorp                                         315,947   5,750,235       0.0%
#   Old Republic International Corp.                             475,628   9,650,492       0.1%
    Old Second Bancorp, Inc.                                       4,388      60,116       0.0%
    OM Asset Management P.L.C.                                   118,029   1,803,483       0.0%
*   On Deck Capital, Inc.                                         33,942     167,334       0.0%
#*  OneMain Holdings, Inc.                                       243,976   7,751,118       0.1%
    Oppenheimer Holdings, Inc. Class A                            13,697     297,910       0.0%
#*  Opus Bank                                                      9,395     243,331       0.0%
    Oritani Financial Corp.                                      103,091   1,747,392       0.0%
    Orrstown Financial Services, Inc.                              3,644      92,922       0.0%
    Pacific Continental Corp.                                     16,685     467,180       0.0%
*   Pacific Mercantile Bancorp                                    23,053     215,546       0.0%
#*  Pacific Premier Bancorp, Inc.                                 99,341   4,013,376       0.0%
    PacWest Bancorp                                              186,019   8,988,438       0.1%
#   Park National Corp.                                           17,875   1,962,496       0.0%
    Park Sterling Corp.                                           22,791     286,483       0.0%
    Patriot National Bancorp, Inc.                                    50         865       0.0%
    PB Bancorp, Inc.                                               1,309      13,875       0.0%
    Peapack Gladstone Financial Corp.                              8,871     307,735       0.0%
    Penns Woods Bancorp, Inc.                                      3,034     146,906       0.0%
#*  PennyMac Financial Services, Inc. Class A                     34,071     647,349       0.0%
#   People's United Financial, Inc.                              444,772   8,299,446       0.1%
    Peoples Bancorp of North Carolina, Inc.                        2,042      69,612       0.0%
    Peoples Bancorp, Inc.                                         13,112     434,269       0.0%
*   PHH Corp.                                                    132,096   1,744,988       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Pinnacle Financial Partners, Inc.                            120,312 $ 7,964,654       0.1%
    Piper Jaffray Cos.                                            12,428     908,487       0.0%
    PJT Partners, Inc. Class A                                       966      37,288       0.0%
    PNC Financial Services Group, Inc. (The)                     276,554  37,829,822       0.2%
#   Popular, Inc.                                                164,025   6,016,437       0.0%
#*  PRA Group, Inc.                                              100,578   2,806,126       0.0%
    Preferred Bank                                                26,167   1,615,289       0.0%
    Premier Financial Bancorp, Inc.                                3,202      66,281       0.0%
#   Primerica, Inc.                                              112,535   9,959,347       0.1%
    Principal Financial Group, Inc.                              334,884  22,052,111       0.1%
    ProAssurance Corp.                                            83,478   4,678,942       0.0%
    Progressive Corp. (The)                                      477,480  23,229,402       0.1%
#   Prosperity Bancshares, Inc.                                  105,913   6,966,957       0.0%
    Provident Financial Holdings, Inc.                             6,264     121,083       0.0%
    Provident Financial Services, Inc.                           142,221   3,868,411       0.0%
#   Prudential Bancorp, Inc.                                       2,842      51,867       0.0%
    Prudential Financial, Inc.                                   212,087  23,427,130       0.1%
    Pzena Investment Management, Inc. Class A                      8,560     101,008       0.0%
    QCR Holdings, Inc.                                             1,348      64,367       0.0%
    Radian Group, Inc.                                           100,718   2,111,049       0.0%
    Raymond James Financial, Inc.                                167,142  14,170,299       0.1%
*   Regional Management Corp.                                      2,873      70,934       0.0%
    Regions Financial Corp.                                      836,867  12,954,701       0.1%
    Reinsurance Group of America, Inc.                            75,370  11,258,771       0.1%
#   RenaissanceRe Holdings, Ltd.                                  63,649   8,806,476       0.1%
    Renasant Corp.                                               125,399   5,191,519       0.0%
    Republic Bancorp, Inc. Class A                                15,312     602,068       0.0%
#*  Republic First Bancorp, Inc.                                  14,828     137,159       0.0%
    Riverview Bancorp, Inc.                                       25,160     223,421       0.0%
#   RLI Corp.                                                     68,977   4,075,851       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A                 4,906      21,586       0.0%
    S&P Global, Inc.                                             177,926  27,840,081       0.1%
    S&T Bancorp, Inc.                                             61,117   2,499,074       0.0%
*   Safeguard Scientifics, Inc.                                   45,232     637,771       0.0%
    Safety Insurance Group, Inc.                                  35,655   2,930,841       0.0%
    Salisbury Bancorp, Inc.                                          543      24,679       0.0%
#   Sandy Spring Bancorp, Inc.                                    52,363   2,115,989       0.0%
*   Santander Consumer USA Holdings, Inc.                        658,217  10,952,731       0.1%
    SB Financial Group, Inc.                                       1,124      19,749       0.0%
*   Seacoast Banking Corp. of Florida                             47,424   1,175,641       0.0%
*   Security National Financial Corp. Class A                      1,039       5,715       0.0%
    SEI Investments Co.                                          134,134   8,652,984       0.1%
*   Select Bancorp, Inc.                                             300       3,501       0.0%
#   Selective Insurance Group, Inc.                              111,647   6,654,161       0.0%
#   ServisFirst Bancshares, Inc.                                  69,745   2,860,242       0.0%
    Shore Bancshares, Inc.                                         3,114      51,256       0.0%
    SI Financial Group, Inc.                                       9,283     139,245       0.0%
*   Siebert Financial Corp.                                        3,562      13,571       0.0%
    Sierra Bancorp                                                11,739     310,614       0.0%
*   Signature Bank                                                58,897   7,657,199       0.1%
    Silvercrest Asset Management Group, Inc. Class A                 800      13,040       0.0%
#   Simmons First National Corp. Class A                          88,877   5,128,228       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
*   SLM Corp.                                                    949,216 $10,052,197       0.1%
    South State Corp.                                             72,832   6,558,522       0.0%
*   Southern First Bancshares, Inc.                                7,952     306,550       0.0%
    Southern Missouri Bancorp, Inc.                                2,415      89,186       0.0%
    Southern National Bancorp of Virginia, Inc.                   16,679     272,368       0.0%
#   Southside Bancshares, Inc.                                    57,170   2,024,390       0.0%
    Southwest Georgia Financial Corp.                                863      18,123       0.0%
    State Auto Financial Corp.                                    32,376     830,121       0.0%
    State Bank Financial Corp.                                    13,088     378,374       0.0%
    State Street Corp.                                           210,947  19,407,124       0.1%
#   Sterling Bancorp                                             395,704   9,912,385       0.1%
    Stewart Information Services Corp.                            56,277   2,135,149       0.0%
#   Stifel Financial Corp.                                        97,569   5,174,084       0.0%
#   Stock Yards Bancorp, Inc.                                     39,302   1,483,651       0.0%
    Summit State Bank                                              2,458      30,971       0.0%
    Sun Bancorp, Inc.                                              5,889     149,286       0.0%
    SunTrust Banks, Inc.                                         275,792  16,605,436       0.1%
#   Sussex Bancorp                                                   448      11,469       0.0%
#*  SVB Financial Group                                           72,247  15,842,322       0.1%
    Synchrony Financial                                          720,229  23,493,870       0.1%
    Synovus Financial Corp.                                      242,440  11,358,314       0.1%
#   T Rowe Price Group, Inc.                                     284,606  26,439,897       0.1%
    TCF Financial Corp.                                          348,119   6,342,728       0.0%
#   TD Ameritrade Holding Corp.                                  268,612  13,427,914       0.1%
    Territorial Bancorp, Inc.                                     13,666     431,709       0.0%
    Teton Advisors, Inc. Class A                                      29       1,225       0.0%
#*  Texas Capital Bancshares, Inc.                                97,717   8,408,548       0.1%
#   TFS Financial Corp.                                          214,089   3,301,252       0.0%
    Timberland Bancorp, Inc.                                       5,951     180,375       0.0%
#   Tiptree, Inc.                                                 80,023     532,153       0.0%
#   Tompkins Financial Corp.                                      27,051   2,356,683       0.0%
    Torchmark Corp.                                              130,351  10,966,430       0.1%
#   Towne Bank                                                    95,446   3,197,441       0.0%
    Travelers Cos., Inc. (The)                                   234,212  31,021,379       0.2%
    Trico Bancshares                                              45,846   1,898,941       0.0%
*   TriState Capital Holdings, Inc.                               10,439     236,443       0.0%
#*  Triumph Bancorp, Inc.                                         22,513     697,903       0.0%
    TrustCo Bank Corp. NY                                        226,087   2,074,348       0.0%
#   Trustmark Corp.                                              160,595   5,289,999       0.0%
    U.S. Bancorp.                                                905,417  49,236,576       0.3%
#   UMB Financial Corp.                                           76,772   5,645,045       0.0%
    Umpqua Holdings Corp.                                        352,267   7,207,383       0.0%
*   Unico American Corp.                                             100         983       0.0%
#   Union Bankshares Corp.                                       104,461   3,604,949       0.0%
    Union Bankshares, Inc.                                           863      42,460       0.0%
    United Bancshares, Inc.                                        1,036      23,673       0.0%
#   United Bankshares, Inc.                                      165,628   5,954,327       0.0%
    United Community Bancorp                                          99       2,079       0.0%
    United Community Banks, Inc.                                 189,194   5,187,699       0.0%
    United Community Financial Corp.                             114,097   1,053,115       0.0%
    United Financial Bancorp, Inc.                                88,332   1,617,359       0.0%
    United Fire Group, Inc.                                       46,083   2,123,965       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Financials -- (Continued)
#   United Insurance Holdings Corp.                                 41,907 $      659,616       0.0%
    United Security Bancshares                                       5,158         48,485       0.0%
#   Unity Bancorp, Inc.                                              4,686         92,549       0.0%
#   Universal Insurance Holdings, Inc.                              88,522      2,111,250       0.0%
    Univest Corp. of Pennsylvania                                   54,277      1,590,316       0.0%
    Unum Group                                                     227,314     11,829,421       0.1%
    Validus Holdings, Ltd.                                         125,605      6,541,508       0.0%
#   Valley National Bancorp                                        418,072      4,807,828       0.0%
    Value Line, Inc.                                                 2,920         52,239       0.0%
*   Veritex Holdings, Inc.                                           5,102        134,489       0.0%
#   Virtu Financial, Inc. Class A                                   54,602        772,618       0.0%
#   Virtus Investment Partners, Inc.                                14,603      1,699,789       0.0%
#   Voya Financial, Inc.                                           141,565      5,685,250       0.0%
    VSB Bancorp, Inc.                                                  169          3,211       0.0%
#   Waddell & Reed Financial, Inc. Class A                         201,451      3,765,119       0.0%
*   Walker & Dunlop, Inc.                                           80,227      4,403,660       0.0%
    Washington Federal, Inc.                                       197,751      6,881,735       0.0%
    Washington Trust Bancorp, Inc.                                  32,597      1,809,134       0.0%
    Waterstone Financial, Inc.                                      38,373        736,762       0.0%
    Wayne Savings Bancshares, Inc.                                     955         16,999       0.0%
#   Webster Financial Corp.                                        164,857      9,065,486       0.1%
    Wells Fargo & Co.                                            2,883,807    161,896,925       0.8%
    WesBanco, Inc.                                                  83,749      3,383,460       0.0%
    West Bancorporation, Inc.                                       26,041        636,702       0.0%
#   Westamerica Bancorporation                                      44,466      2,589,255       0.0%
*   Western Alliance Bancorp                                       209,110     11,668,338       0.1%
#   Western New England Bancorp, Inc.                               38,891        410,300       0.0%
    Westwood Holdings Group, Inc.                                   12,539        813,781       0.0%
    White Mountains Insurance Group, Ltd.                            7,369      6,552,146       0.0%
    Willis Towers Watson P.L.C.                                     80,414     12,953,087       0.1%
    Wintrust Financial Corp.                                       108,009      8,780,052       0.1%
#   WisdomTree Investments, Inc.                                   172,941      1,917,916       0.0%
#*  World Acceptance Corp.                                          17,090      1,495,375       0.0%
#   WR Berkley Corp.                                               146,717     10,061,852       0.1%
    WSFS Financial Corp.                                            56,160      2,791,152       0.0%
    WVS Financial Corp.                                                803         12,748       0.0%
#   XL Group, Ltd.                                                 195,631      7,917,187       0.1%
#   Zions Bancorporation                                           164,821      7,657,584       0.1%
                                                                           --------------      ----
Total Financials                                                            3,246,636,605      15.6%
                                                                           --------------      ----
Health Care -- (10.7%)
#   Abaxis, Inc.                                                    28,732      1,390,629       0.0%
    Abbott Laboratories                                            865,620     46,942,573       0.2%
    AbbVie, Inc.                                                 1,122,837    101,336,039       0.5%
*   ABIOMED, Inc.                                                   38,874      7,499,572       0.0%
#*  Acadia Healthcare Co., Inc.                                    175,543      5,505,029       0.0%
#*  ACADIA Pharmaceuticals, Inc.                                    62,068      2,161,828       0.0%
#*  Accuray, Inc.                                                    2,165         10,284       0.0%
#   Aceto Corp.                                                     55,229        556,156       0.0%
#*  Achillion Pharmaceuticals, Inc.                                107,585        432,492       0.0%
#*  Acorda Therapeutics, Inc.                                       98,094      2,606,848       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Addus HomeCare Corp.                                          21,078 $   758,808       0.0%
*   Adverum Biotechnologies, Inc.                                  6,447      20,953       0.0%
    Aetna, Inc.                                                  177,765  30,225,383       0.2%
*   Affimed NV                                                    28,571      60,713       0.0%
    Agilent Technologies, Inc.                                   227,061  15,446,960       0.1%
#*  Akorn, Inc.                                                  203,386   6,624,282       0.0%
*   Alexion Pharmaceuticals, Inc.                                 57,138   6,837,133       0.0%
*   Align Technology, Inc.                                       107,848  25,773,515       0.1%
#*  Alkermes P.L.C.                                               52,583   2,563,947       0.0%
    Allergan P.L.C.                                              182,690  32,378,149       0.2%
*   Allscripts Healthcare Solutions, Inc.                        370,310   4,991,779       0.0%
#*  Almost Family, Inc.                                           33,073   1,463,480       0.0%
#*  Alnylam Pharmaceuticals, Inc.                                 36,022   4,388,920       0.0%
#   Altimmune, Inc.                                                  476       1,142       0.0%
#*  AMAG Pharmaceuticals, Inc.                                    18,274     286,902       0.0%
#*  Amedisys, Inc.                                                60,176   2,895,067       0.0%
*   American Shared Hospital Services                                797       2,471       0.0%
#   AmerisourceBergen Corp.                                      209,499  16,120,948       0.1%
    Amgen, Inc.                                                  359,105  62,922,378       0.3%
#*  Amicus Therapeutics, Inc.                                      6,394      91,051       0.0%
#*  AMN Healthcare Services, Inc.                                109,887   4,824,039       0.0%
#*  Amphastar Pharmaceuticals, Inc.                               67,916   1,227,242       0.0%
    Analogic Corp.                                                25,856   2,076,237       0.0%
*   AngioDynamics, Inc.                                           96,325   1,634,635       0.0%
#*  ANI Pharmaceuticals, Inc.                                     21,706   1,260,684       0.0%
#*  Anika Therapeutics, Inc.                                      31,213   1,705,166       0.0%
    Anthem, Inc.                                                 160,952  33,672,768       0.2%
#*  Aptevo Therapeutics, Inc.                                     33,737      96,319       0.0%
#*  Aralez Pharmaceuticals, Inc.                                  24,054      34,638       0.0%
*   Aratana Therapeutics, Inc.                                     5,700      32,661       0.0%
*   Assembly Biosciences, Inc.                                     1,916      56,541       0.0%
#*  athenahealth, Inc.                                            61,189   7,824,849       0.0%
    Atrion Corp.                                                   3,136   2,062,390       0.0%
*   aTyr Pharma, Inc.                                              3,700      17,760       0.0%
    Baxter International, Inc.                                   245,941  15,855,816       0.1%
#   Becton Dickinson and Co.                                      97,174  20,277,299       0.1%
#*  Bio-Rad Laboratories, Inc. Class A                            36,134   7,941,892       0.0%
*   Bio-Rad Laboratories, Inc. Class B                             1,562     343,406       0.0%
#   Bio-Techne Corp.                                              47,687   6,247,951       0.0%
*   Biogen, Inc.                                                 129,507  40,362,152       0.2%
#*  BioMarin Pharmaceutical, Inc.                                 54,919   4,508,301       0.0%
#*  BioScrip, Inc.                                               107,250     271,343       0.0%
*   BioSpecifics Technologies Corp.                               10,712     490,288       0.0%
#*  BioTelemetry, Inc.                                            55,946   1,625,231       0.0%
*   Bioverativ, Inc.                                             141,530   7,996,445       0.0%
#*  Bluebird Bio, Inc.                                            36,030   5,011,773       0.0%
*   Boston Scientific Corp.                                      505,599  14,227,556       0.1%
#*  Bovie Medical Corp.                                            7,222      28,166       0.0%
    Bristol-Myers Squibb Co.                                     982,403  60,574,969       0.3%
*   Brookdale Senior Living, Inc.                                388,135   3,892,994       0.0%
    Bruker Corp.                                                 242,657   7,619,430       0.0%
*   Cambrex Corp.                                                 77,421   3,348,458       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
    Cantel Medical Corp.                                          74,196 $ 7,277,144       0.0%
#*  Capital Senior Living Corp.                                   41,313     549,463       0.0%
#   Cardinal Health, Inc.                                        174,394  10,794,989       0.1%
*   Cascadian Therapeutics, Inc.                                  15,257      70,030       0.0%
*   Catabasis Pharmaceuticals, Inc.                               22,184      45,255       0.0%
*   Catalent, Inc.                                               303,068  12,907,666       0.1%
*   Celgene Corp.                                                549,275  55,460,297       0.3%
*   Cempra, Inc.                                                 108,595     249,769       0.0%
*   Centene Corp.                                                261,640  24,507,819       0.1%
*   Cerner Corp.                                                 158,304  10,688,686       0.1%
*   Charles River Laboratories International, Inc.               101,691  11,825,646       0.1%
#   Chemed Corp.                                                  33,122   7,400,448       0.0%
#*  Chiasma, Inc.                                                 11,524      24,200       0.0%
*   Chimerix, Inc.                                                48,337     237,818       0.0%
    Cigna Corp.                                                  171,169  33,757,950       0.2%
#*  Clovis Oncology, Inc.                                         23,772   1,791,696       0.0%
#*  Community Health Systems, Inc.                               231,802   1,367,632       0.0%
#   Computer Programs & Systems, Inc.                             14,788     445,858       0.0%
*   Concert Pharmaceuticals, Inc.                                 12,128     206,782       0.0%
#   CONMED Corp.                                                  44,217   2,309,012       0.0%
    Cooper Cos., Inc. (The)                                       34,007   8,170,522       0.1%
#*  Corcept Therapeutics, Inc.                                   129,222   2,544,381       0.0%
*   CorVel Corp.                                                  32,327   1,939,620       0.0%
#*  Cotiviti Holdings, Inc.                                       30,729   1,080,432       0.0%
    CR Bard, Inc.                                                 68,638  22,449,431       0.1%
#*  Cross Country Healthcare, Inc.                                58,351     796,491       0.0%
*   CryoLife, Inc.                                                57,470   1,117,792       0.0%
*   Cumberland Pharmaceuticals, Inc.                              19,581     145,095       0.0%
*   Cutera, Inc.                                                  12,003     471,718       0.0%
#*  Cytokinetics, Inc.                                             2,000      27,300       0.0%
    Danaher Corp.                                                329,448  30,398,167       0.2%
*   DaVita, Inc.                                                 389,675  23,668,860       0.1%
    DENTSPLY SIRONA, Inc.                                        140,727   8,594,198       0.1%
#*  Depomed, Inc.                                                 96,386     466,508       0.0%
#*  Dermira, Inc.                                                  2,120      56,752       0.0%
#*  DexCom, Inc.                                                  39,709   1,785,714       0.0%
    Digirad Corp.                                                  9,575      19,150       0.0%
#*  Diplomat Pharmacy, Inc.                                      106,315   2,237,931       0.0%
#*  Eagle Pharmaceuticals, Inc.                                    3,003     161,411       0.0%
*   Edwards Lifesciences Corp.                                   149,789  15,312,929       0.1%
*   Electromed, Inc.                                               2,121      15,674       0.0%
    Eli Lilly & Co.                                              471,963  38,672,648       0.2%
#*  Emergent BioSolutions, Inc.                                   75,478   3,093,843       0.0%
#*  Enanta Pharmaceuticals, Inc.                                  10,066     499,978       0.0%
#*  Endo International P.L.C.                                    364,103   2,322,977       0.0%
#   Ensign Group, Inc. (The)                                     104,743   2,417,468       0.0%
#*  Envision Healthcare Corp.                                    110,239   4,696,181       0.0%
*   Enzo Biochem, Inc.                                            74,162     730,496       0.0%
#*  Evolent Health, Inc. Class A                                  30,413     494,211       0.0%
#*  Exact Sciences Corp.                                          59,897   3,293,736       0.0%
*   Exactech, Inc.                                                20,321     850,434       0.0%
*   Exelixis, Inc.                                               240,621   5,964,995       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
*   Express Scripts Holding Co.                                    499,658 $ 30,624,039       0.2%
*   FibroGen, Inc.                                                  40,738    2,275,217       0.0%
*   Five Prime Therapeutics, Inc.                                   57,399    2,574,919       0.0%
*   Five Star Senior Living, Inc.                                   14,926       22,389       0.0%
#*  Fluidigm Corp.                                                   3,038       17,620       0.0%
*   FONAR Corp.                                                      3,892      124,155       0.0%
#*  Genocea Biosciences, Inc.                                          418          485       0.0%
    Gilead Sciences, Inc.                                          965,652   72,385,274       0.4%
#*  Globus Medical, Inc. Class A                                   159,699    5,089,607       0.0%
*   Haemonetics Corp.                                               83,141    3,954,186       0.0%
*   Halyard Health, Inc.                                           109,368    4,609,861       0.0%
#*  Hanger, Inc.                                                    41,296      491,422       0.0%
*   Harvard Bioscience, Inc.                                        47,640      159,594       0.0%
*   HCA Healthcare, Inc.                                           127,519    9,646,812       0.1%
#*  HealthEquity, Inc.                                              49,870    2,504,471       0.0%
#   HealthSouth Corp.                                              244,079   11,261,805       0.1%
*   HealthStream, Inc.                                              51,968    1,271,137       0.0%
*   Henry Schein, Inc.                                             128,344   10,087,838       0.1%
*   Heska Corp.                                                      8,712      849,420       0.0%
    Hill-Rom Holdings, Inc.                                        139,936   11,294,235       0.1%
*   HMS Holdings Corp.                                             147,603    2,839,882       0.0%
#*  Hologic, Inc.                                                  352,696   13,349,544       0.1%
#*  Horizon Pharma P.L.C.                                          326,256    4,424,031       0.0%
    Humana, Inc.                                                   106,580   27,215,203       0.1%
*   ICU Medical, Inc.                                               23,720    4,532,892       0.0%
*   IDEXX Laboratories, Inc.                                        80,866   13,437,503       0.1%
#*  Illumina, Inc.                                                  69,118   14,182,322       0.1%
#*  Impax Laboratories, Inc.                                       123,733    2,245,754       0.0%
*   INC Research Holdings, Inc. Class A                            179,437   10,254,825       0.1%
*   Incyte Corp.                                                   105,242   11,918,657       0.1%
#*  Infinity Pharmaceuticals, Inc.                                  36,491       85,024       0.0%
#*  Innoviva, Inc.                                                  51,991      636,370       0.0%
*   Inogen, Inc.                                                    26,156    2,587,613       0.0%
#*  Insys Therapeutics, Inc.                                        38,684      199,223       0.0%
*   Integer Holdings Corp.                                          49,318    2,396,855       0.0%
#*  Integra LifeSciences Holdings Corp.                            116,636    5,456,232       0.0%
#*  Intra-Cellular Therapies, Inc.                                  83,191    1,296,948       0.0%
#*  Intuitive Surgical, Inc.                                        42,114   15,807,911       0.1%
#   Invacare Corp.                                                  82,222    1,274,441       0.0%
#*  Ionis Pharmaceuticals, Inc.                                     63,142    3,606,040       0.0%
#*  iRadimed Corp.                                                   1,881       26,804       0.0%
*   IRIDEX Corp.                                                     2,696       22,916       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                     58,064    8,217,798       0.1%
    Johnson & Johnson                                            1,332,917  185,821,959       0.9%
#*  Juniper Pharmaceuticals, Inc.                                    1,386        6,653       0.0%
#*  Juno Therapeutics, Inc.                                         88,278    3,964,565       0.0%
#*  Karyopharm Therapeutics, Inc.                                    3,418       34,898       0.0%
    Kewaunee Scientific Corp.                                        2,510       71,535       0.0%
#*  Kindred Biosciences, Inc.                                       53,708      400,125       0.0%
#   Kindred Healthcare, Inc.                                       228,674    1,383,478       0.0%
*   Laboratory Corp. of America Holdings                           142,183   21,854,949       0.1%
#*  Lannett Co., Inc.                                               68,351    1,360,185       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
*   Lantheus Holdings, Inc.                                         65,791 $  1,309,241       0.0%
#*  Leap Therapeutics, Inc.                                          2,973       17,273       0.0%
#   LeMaitre Vascular, Inc.                                         29,553      945,992       0.0%
#*  LHC Group, Inc.                                                 33,108    2,211,945       0.0%
*   LifePoint Health, Inc.                                          84,842    4,085,142       0.0%
#*  Ligand Pharmaceuticals, Inc.                                    17,124    2,488,973       0.0%
#*  Lipocine, Inc.                                                  19,043       67,317       0.0%
#*  LivaNova P.L.C.                                                 63,660    4,704,474       0.0%
#   Luminex Corp.                                                   69,720    1,488,522       0.0%
*   Magellan Health, Inc.                                           55,667    4,748,395       0.0%
#*  Mallinckrodt P.L.C.                                            120,874    3,828,080       0.0%
#*  Masimo Corp.                                                    88,017    7,724,372       0.0%
    McKesson Corp.                                                 126,396   17,427,481       0.1%
#*  Medidata Solutions, Inc.                                        28,660    2,156,092       0.0%
#*  MEDNAX, Inc.                                                   121,413    5,316,675       0.0%
    Medtronic P.L.C.                                               514,440   41,422,709       0.2%
#*  MEI Pharma, Inc.                                                19,612       51,383       0.0%
    Merck & Co., Inc.                                            1,345,902   74,145,741       0.4%
#   Meridian Bioscience, Inc.                                       85,768    1,282,232       0.0%
*   Merit Medical Systems, Inc.                                     79,275    3,016,414       0.0%
*   Mettler-Toledo International, Inc.                              25,335   17,294,431       0.1%
*   Micron Solutions, Inc.                                           1,150        4,163       0.0%
*   Misonix, Inc.                                                    2,220       22,644       0.0%
#*  Molina Healthcare, Inc.                                        126,598    8,587,142       0.1%
#*  Momenta Pharmaceuticals, Inc.                                   73,764    1,040,072       0.0%
*   Mylan NV                                                       318,345   11,368,100       0.1%
#*  Myriad Genetics, Inc.                                          108,382    3,715,335       0.0%
    National HealthCare Corp.                                       12,354      790,656       0.0%
    National Research Corp. Class A                                 12,465      468,061       0.0%
    National Research Corp. Class B                                  1,943      104,786       0.0%
#*  Natus Medical, Inc.                                             61,355    2,601,452       0.0%
#*  Nektar Therapeutics                                             54,904    1,322,637       0.0%
*   Neogen Corp.                                                    43,777    3,510,915       0.0%
#*  NeoGenomics, Inc.                                                4,211       36,509       0.0%
#*  Neurocrine Biosciences, Inc.                                    44,205    2,745,573       0.0%
#*  NewLink Genetics Corp.                                           8,556       80,084       0.0%
#*  NuVasive, Inc.                                                  95,302    5,406,482       0.0%
*   Nuvectra Corp.                                                  12,862      180,197       0.0%
*   Omnicell, Inc.                                                  58,861    2,931,278       0.0%
#*  OPKO Health, Inc.                                              332,514    2,237,819       0.0%
*   OraSure Technologies, Inc.                                      73,179    1,445,285       0.0%
*   Orthofix International NV                                       34,419    1,849,333       0.0%
#*  Otonomy, Inc.                                                      976        2,904       0.0%
#   Owens & Minor, Inc.                                            129,512    3,182,110       0.0%
#   Patterson Cos., Inc.                                           206,981    7,658,297       0.0%
#*  PDL BioPharma, Inc.                                            233,344      690,698       0.0%
    PerkinElmer, Inc.                                              116,575    8,430,704       0.1%
#   Perrigo Co. P.L.C.                                              92,589    7,498,783       0.0%
    Pfizer, Inc.                                                 3,884,990  136,207,749       0.7%
*   PharMerica Corp.                                                64,783    1,898,142       0.0%
    Phibro Animal Health Corp. Class A                              28,887    1,087,596       0.0%
*   PRA Health Sciences, Inc.                                       99,006    8,062,059       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
#*  Premier, Inc. Class A                                        118,400 $  3,868,128       0.0%
#*  Prestige Brands Holdings, Inc.                               115,680    5,425,392       0.0%
*   ProPhase Labs, Inc.                                            1,034        2,202       0.0%
*   Providence Service Corp. (The)                                27,818    1,546,681       0.0%
    Psychemedics Corp.                                             1,300       22,750       0.0%
#*  PTC Therapeutics, Inc.                                        11,683      218,939       0.0%
#*  Puma Biotechnology, Inc.                                      19,167    2,439,959       0.0%
*   Quality Systems, Inc.                                        111,216    1,564,809       0.0%
    Quest Diagnostics, Inc.                                      228,220   21,402,472       0.1%
*   Quidel Corp.                                                  23,763      973,095       0.0%
*   Quintiles IMS Holdings, Inc.                                 121,873   13,174,471       0.1%
*   Quorum Health Corp.                                           50,777      290,444       0.0%
#*  RadNet, Inc.                                                  59,401      650,441       0.0%
*   Regeneron Pharmaceuticals, Inc.                               38,513   15,506,104       0.1%
#*  Repligen Corp.                                                26,740      994,728       0.0%
#   ResMed, Inc.                                                  78,558    6,613,012       0.0%
#*  Retrophin, Inc.                                               55,326    1,375,958       0.0%
#*  Rigel Pharmaceuticals, Inc.                                   72,832      273,120       0.0%
*   RTI Surgical, Inc.                                           117,783      530,024       0.0%
#*  Savara, Inc.                                                     900        8,379       0.0%
#*  SCYNEXIS, Inc.                                                22,400       44,352       0.0%
*   SeaSpine Holdings Corp.                                       21,405      214,478       0.0%
#*  Seattle Genetics, Inc.                                        60,492    3,708,765       0.0%
*   Select Medical Holdings Corp.                                311,109    5,957,737       0.0%
*   Spectrum Pharmaceuticals, Inc.                                69,632    1,364,091       0.0%
#*  Stemline Therapeutics, Inc.                                    6,467       88,275       0.0%
    STERIS P.L.C.                                                 95,562    8,918,801       0.1%
#   Stryker Corp.                                                155,528   24,086,621       0.1%
#*  Sucampo Pharmaceuticals, Inc. Class A                         67,976      679,760       0.0%
#*  Supernus Pharmaceuticals, Inc.                                63,500    2,641,600       0.0%
*   Surmodics, Inc.                                               23,848      709,478       0.0%
#*  Syndax Pharmaceuticals, Inc.                                   7,684       85,907       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                          41,183    4,629,793       0.0%
    Teleflex, Inc.                                                43,543   10,318,820       0.1%
#*  Tenet Healthcare Corp.                                       256,009    3,655,809       0.0%
#*  TESARO, Inc.                                                  23,505    2,721,174       0.0%
#*  Tetraphase Pharmaceuticals, Inc.                              70,002      420,712       0.0%
    Thermo Fisher Scientific, Inc.                               197,751   38,330,076       0.2%
*   Tivity Health, Inc.                                           85,818    3,969,083       0.0%
#*  Triple-S Management Corp. Class B                             41,196      989,116       0.0%
#*  United Therapeutics Corp.                                     97,628   11,577,705       0.1%
    UnitedHealth Group, Inc.                                     600,291  126,193,174       0.6%
    Universal Health Services, Inc. Class B                      153,429   15,757,158       0.1%
#   US Physical Therapy, Inc.                                     22,052    1,498,433       0.0%
#   Utah Medical Products, Inc.                                    4,329      326,407       0.0%
#*  Varex Imaging Corp.                                           77,188    2,652,952       0.0%
#*  Varian Medical Systems, Inc.                                  74,602    7,772,782       0.0%
#*  Veeva Systems, Inc. Class A                                   87,129    5,309,641       0.0%
*   Verastem, Inc.                                                73,481      280,697       0.0%
*   Vertex Pharmaceuticals, Inc.                                  60,215    8,805,239       0.1%
*   VWR Corp.                                                    241,946    8,008,413       0.1%
*   Waters Corp.                                                  49,335    9,672,127       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Health Care -- (Continued)
*   WellCare Health Plans, Inc.                                   81,256 $   16,067,561       0.1%
    West Pharmaceutical Services, Inc.                            84,415      8,559,681       0.1%
#*  Xencor, Inc.                                                  37,440        740,563       0.0%
*   Zafgen, Inc.                                                   1,564          5,568       0.0%
    Zimmer Biomet Holdings, Inc.                                  93,733     11,399,807       0.1%
    Zoetis, Inc.                                                 312,218     19,925,753       0.1%
*   Zogenix, Inc.                                                    700         26,250       0.0%
                                                                         --------------      ----
Total Health Care                                                         2,401,913,570      11.6%
                                                                         --------------      ----
Industrials -- (12.6%)
    3M Co.                                                       429,595     98,888,473       0.5%
#   AAON, Inc.                                                    89,712      3,139,920       0.0%
    AAR Corp.                                                     54,816      2,131,794       0.0%
#   ABM Industries, Inc.                                         119,838      5,029,601       0.0%
#*  Acacia Research Corp.                                         41,555        186,998       0.0%
*   ACCO Brands Corp.                                            223,570      2,917,588       0.0%
    Acme United Corp.                                              1,000         22,500       0.0%
#   Actuant Corp. Class A                                        107,217      2,734,034       0.0%
#   Acuity Brands, Inc.                                           38,668      6,465,290       0.0%
#   Advanced Drainage Systems, Inc.                               45,009        879,926       0.0%
*   Advisory Board Co. (The)                                      50,388      2,717,173       0.0%
*   AECOM                                                        259,098      9,083,976       0.1%
#*  Aegion Corp.                                                  53,845      1,254,050       0.0%
#*  AeroCentury Corp.                                                691          9,709       0.0%
*   Aerojet Rocketdyne Holdings, Inc.                            116,093      3,666,217       0.0%
#*  Aerovironment, Inc.                                           41,307      2,113,266       0.0%
    AGCO Corp.                                                   145,297      9,963,015       0.1%
#   Air Lease Corp.                                              227,500      9,884,875       0.1%
*   Air Transport Services Group, Inc.                           161,371      3,905,178       0.0%
    Aircastle, Ltd.                                               83,500      1,942,210       0.0%
#   Alamo Group, Inc.                                             23,124      2,439,582       0.0%
#   Alaska Air Group, Inc.                                       214,723     14,178,160       0.1%
#   Albany International Corp. Class A                            57,920      3,495,472       0.0%
#   Allegiant Travel Co.                                          40,138      5,474,823       0.0%
#   Allegion P.L.C.                                              105,138      8,767,458       0.1%
    Allied Motion Technologies, Inc.                              19,703        559,565       0.0%
    Allison Transmission Holdings, Inc.                          358,074     15,214,564       0.1%
*   Alpha PRO Tech, Ltd.                                           8,900         36,935       0.0%
    Altra Industrial Motion Corp.                                 58,343      2,794,630       0.0%
#   AMERCO                                                        25,746     10,108,909       0.1%
#*  Ameresco, Inc. Class A                                        21,115        162,586       0.0%
#   American Airlines Group, Inc.                                360,513     16,879,219       0.1%
#   American Railcar Industries, Inc.                             19,392        771,802       0.0%
#*  American Superconductor Corp.                                    896          3,763       0.0%
*   American Woodmark Corp.                                       35,230      3,403,218       0.0%
    AMETEK, Inc.                                                 211,089     14,246,397       0.1%
*   AMREP Corp.                                                    3,360         23,890       0.0%
    AO Smith Corp.                                               171,798     10,170,442       0.1%
#   Apogee Enterprises, Inc.                                      60,118      2,869,432       0.0%
    Applied Industrial Technologies, Inc.                         81,416      5,182,128       0.0%
*   ARC Document Solutions, Inc.                                  78,538        347,138       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Industrials -- (Continued)
    ArcBest Corp.                                                 30,676 $  1,000,038       0.0%
#   Arconic, Inc.                                                635,757   15,970,216       0.1%
#   Argan, Inc.                                                   39,479    2,714,181       0.0%
#*  Armstrong Flooring, Inc.                                      52,153      771,864       0.0%
#*  Armstrong World Industries, Inc.                              94,686    4,838,455       0.0%
#*  Arotech Corp.                                                 14,831       59,324       0.0%
    Astec Industries, Inc.                                        47,259    2,455,105       0.0%
#*  Astronics Corp.                                               44,166    1,519,310       0.0%
#*  Astronics Corp. Class B                                       15,379      529,422       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                            55,876    3,427,993       0.0%
*   Avalon Holdings Corp. Class A                                    500        1,032       0.0%
#*  Avis Budget Group, Inc.                                      181,523    7,487,824       0.0%
#*  Axon Enterprise, Inc.                                         66,280    1,522,452       0.0%
#   AZZ, Inc.                                                     47,020    2,247,556       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                            82,777      362,563       0.0%
#   Barnes Group, Inc.                                            97,184    6,325,707       0.0%
    Barrett Business Services, Inc.                               18,247    1,109,235       0.0%
*   Beacon Roofing Supply, Inc.                                  120,652    6,685,327       0.0%
#*  BlueLinx Holdings, Inc.                                        2,583       22,524       0.0%
#*  BMC Stock Holdings, Inc.                                     119,830    2,570,354       0.0%
    Boeing Co. (The)                                             406,553  104,882,543       0.5%
    Brady Corp. Class A                                           86,991    3,310,008       0.0%
    Briggs & Stratton Corp.                                       75,060    1,891,512       0.0%
    Brink's Co. (The)                                            120,521    9,171,648       0.1%
*   Broadwind Energy, Inc.                                           488        1,344       0.0%
#*  Builders FirstSource, Inc.                                   231,290    4,167,846       0.0%
    BWX Technologies, Inc.                                       153,158    9,177,227       0.1%
*   CAI International, Inc.                                       45,016    1,666,492       0.0%
    Carlisle Cos., Inc.                                           81,274    8,926,323       0.1%
*   Casella Waste Systems, Inc. Class A                           71,163    1,313,669       0.0%
#   Caterpillar, Inc.                                            353,441   47,997,288       0.2%
*   CBIZ, Inc.                                                   124,036    2,102,410       0.0%
    CECO Environmental Corp.                                      69,616      610,532       0.0%
#   Celadon Group, Inc.                                           49,165      361,363       0.0%
#   CH Robinson Worldwide, Inc.                                  124,548    9,780,754       0.1%
#*  Chart Industries, Inc.                                        64,740    2,816,190       0.0%
#   Chicago Bridge & Iron Co. NV                                 157,296    2,192,706       0.0%
    Chicago Rivet & Machine Co.                                      474       14,367       0.0%
    Cintas Corp.                                                  84,931   12,658,116       0.1%
#   CIRCOR International, Inc.                                    32,739    1,438,879       0.0%
*   Civeo Corp.                                                  124,628      260,473       0.0%
#*  Clean Harbors, Inc.                                          113,092    6,051,553       0.0%
*   Colfax Corp.                                                 201,189    8,391,593       0.1%
    Columbus McKinnon Corp.                                       43,078    1,704,166       0.0%
    Comfort Systems USA, Inc.                                     75,984    3,366,091       0.0%
*   Command Security Corp.                                         4,000       12,600       0.0%
*   Commercial Vehicle Group, Inc.                                77,685      630,802       0.0%
    CompX International, Inc.                                      1,315       19,528       0.0%
*   Continental Building Products, Inc.                           94,015    2,510,201       0.0%
*   Continental Materials Corp.                                      268        5,159       0.0%
    Copa Holdings SA Class A                                      55,407    6,825,588       0.0%
#*  Copart, Inc.                                                 313,734   11,385,407       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   Covanta Holding Corp.                                        331,739 $ 5,340,998       0.0%
*   Covenant Transportation Group, Inc. Class A                   40,989   1,217,373       0.0%
*   CPI Aerostructures, Inc.                                       7,947      74,304       0.0%
    CRA International, Inc.                                       11,728     495,625       0.0%
    Crane Co.                                                     96,806   8,046,515       0.1%
*   CSW Industrials, Inc.                                          1,218      59,743       0.0%
    CSX Corp.                                                    641,088  32,330,068       0.2%
#   Cubic Corp.                                                   55,614   3,033,744       0.0%
    Cummins, Inc.                                                107,714  19,052,452       0.1%
    Curtiss-Wright Corp.                                          84,544   9,997,328       0.1%
    Deere & Co.                                                  190,297  25,286,665       0.1%
    Delta Air Lines, Inc.                                        725,693  36,306,421       0.2%
#   Deluxe Corp.                                                 108,158   7,533,205       0.0%
*   DLH Holdings Corp.                                             6,522      39,849       0.0%
#   DMC Global, Inc.                                              23,018     500,642       0.0%
#   Donaldson Co., Inc.                                          245,744  11,601,574       0.1%
#   Douglas Dynamics, Inc.                                        59,486   2,495,438       0.0%
    Dover Corp.                                                  220,747  21,079,131       0.1%
#*  Ducommun, Inc.                                                15,979     526,828       0.0%
    Dun & Bradstreet Corp. (The)                                  65,726   7,678,769       0.0%
*   DXP Enterprises, Inc.                                         33,910   1,087,494       0.0%
#*  Dycom Industries, Inc.                                        78,034   6,853,726       0.0%
    Eastern Co. (The)                                              5,987     173,024       0.0%
    Eaton Corp. P.L.C.                                           229,360  18,353,387       0.1%
#*  Echo Global Logistics, Inc.                                   57,483   1,382,466       0.0%
    Ecology and Environment, Inc. Class A                          1,746      20,516       0.0%
    EMCOR Group, Inc.                                            124,882  10,054,250       0.1%
    Emerson Electric Co.                                         383,183  24,699,976       0.1%
    Encore Wire Corp.                                             41,931   1,893,185       0.0%
#*  Energy Focus, Inc.                                             2,870       7,347       0.0%
    EnerSys                                                       75,737   5,253,876       0.0%
*   Engility Holdings, Inc.                                       30,294   1,019,999       0.0%
    Ennis, Inc.                                                   44,071     888,031       0.0%
    EnPro Industries, Inc.                                        34,532   2,891,710       0.0%
#   EnviroStar, Inc.                                                 100       2,670       0.0%
#   Equifax, Inc.                                                 93,448  10,141,911       0.1%
    ESCO Technologies, Inc.                                       46,374   2,687,373       0.0%
    Espey Manufacturing & Electronics Corp.                        1,489      33,860       0.0%
    Essendant, Inc.                                               75,645     732,244       0.0%
#*  Esterline Technologies Corp.                                  61,786   5,860,402       0.0%
#   Expeditors International of Washington, Inc.                 128,769   7,517,534       0.0%
    Exponent, Inc.                                                46,238   3,414,676       0.0%
#   Fastenal Co.                                                 219,954  10,331,239       0.1%
    Federal Signal Corp.                                         139,055   2,968,824       0.0%
    FedEx Corp.                                                  202,631  45,756,106       0.2%
#   Flowserve Corp.                                              143,673   6,331,669       0.0%
    Fluor Corp.                                                  187,255   8,068,818       0.1%
    Forrester Research, Inc.                                      29,137   1,273,287       0.0%
    Fortive Corp.                                                203,090  14,675,283       0.1%
    Fortune Brands Home & Security, Inc.                         127,584   8,428,199       0.1%
    Forward Air Corp.                                             54,227   3,114,799       0.0%
#*  Franklin Covey Co.                                            20,263     393,102       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Franklin Electric Co., Inc.                                     85,278 $ 3,880,149       0.0%
    FreightCar America, Inc.                                        30,380     568,714       0.0%
*   FTI Consulting, Inc.                                            97,000   4,146,750       0.0%
*   Fuel Tech, Inc.                                                 19,248      17,535       0.0%
#   GATX Corp.                                                      62,539   3,715,442       0.0%
*   Gencor Industries, Inc.                                         10,416     188,530       0.0%
#*  Generac Holdings, Inc.                                         152,394   7,938,203       0.0%
#   General Cable Corp.                                             95,012   1,990,501       0.0%
    General Dynamics Corp.                                         151,350  30,721,023       0.2%
    General Electric Co.                                         2,629,165  53,003,966       0.3%
#*  Genesee & Wyoming, Inc. Class A                                109,111   7,831,988       0.0%
*   Gibraltar Industries, Inc.                                      61,470   2,043,878       0.0%
    Global Brass & Copper Holdings, Inc.                            40,714   1,424,990       0.0%
#*  Global Power Equipment Group, Inc.                              12,367      50,086       0.0%
*   GMS, Inc.                                                       85,370   2,906,848       0.0%
#*  Golden Ocean Group, Ltd.                                        12,367     101,409       0.0%
#*  Goldfield Corp. (The)                                           58,411     335,863       0.0%
#   Gorman-Rupp Co. (The)                                           67,781   2,167,636       0.0%
*   GP Strategies Corp.                                             39,710   1,153,576       0.0%
#   Graco, Inc.                                                    105,491  13,902,659       0.1%
    Graham Corp.                                                    10,615     204,551       0.0%
#   Granite Construction, Inc.                                      67,504   4,299,330       0.0%
*   Great Lakes Dredge & Dock Corp.                                119,490     609,399       0.0%
#   Greenbrier Cos., Inc. (The)                                     31,578   1,648,372       0.0%
#   Griffon Corp.                                                   92,072   2,076,224       0.0%
    H&E Equipment Services, Inc.                                    88,802   2,925,138       0.0%
    Hardinge, Inc.                                                  10,375     171,603       0.0%
*   Harsco Corp.                                                   179,811   3,820,984       0.0%
*   Hawaiian Holdings, Inc.                                        141,081   4,726,213       0.0%
#*  HC2 Holdings, Inc.                                               7,362      39,976       0.0%
*   HD Supply Holdings, Inc.                                       177,339   6,276,027       0.0%
#   Healthcare Services Group, Inc.                                 76,799   4,061,899       0.0%
#   Heartland Express, Inc.                                        188,253   4,015,436       0.0%
#   HEICO Corp.                                                     52,852   4,792,619       0.0%
    HEICO Corp. Class A                                             80,075   6,093,707       0.0%
    Heidrick & Struggles International, Inc.                        35,600     884,660       0.0%
#*  Herc Holdings, Inc.                                             62,353   3,021,626       0.0%
*   Heritage-Crystal Clean, Inc.                                    11,940     233,427       0.0%
#   Herman Miller, Inc.                                            134,417   4,516,411       0.0%
#*  Hertz Global Holdings, Inc.                                    139,440   3,467,873       0.0%
#   Hexcel Corp.                                                   178,905  10,857,744       0.1%
#*  Hill International, Inc.                                        78,508     416,092       0.0%
    Hillenbrand, Inc.                                              131,571   5,203,633       0.0%
#   HNI Corp.                                                       99,496   3,404,753       0.0%
    Honeywell International, Inc.                                  436,883  62,981,053       0.3%
*   Houston Wire & Cable Co.                                        19,936     106,658       0.0%
*   Hub Group, Inc. Class A                                         65,490   2,835,717       0.0%
    Hubbell, Inc.                                                   69,123   8,697,056       0.1%
*   Hudson Global, Inc.                                             23,996      36,234       0.0%
#*  Hudson Technologies, Inc.                                      100,174     593,030       0.0%
    Huntington Ingalls Industries, Inc.                             77,326  18,003,813       0.1%
    Hurco Cos., Inc.                                                12,852     575,127       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#*  Huron Consulting Group, Inc.                                  44,558 $ 1,630,823       0.0%
#*  Huttig Building Products, Inc.                                 2,588      17,391       0.0%
    Hyster-Yale Materials Handling, Inc.                          23,069   1,810,686       0.0%
*   ICF International, Inc.                                       28,836   1,548,493       0.0%
    IDEX Corp.                                                    76,084   9,754,730       0.1%
#*  IES Holdings, Inc.                                             6,920     129,404       0.0%
    Illinois Tool Works, Inc.                                    218,339  34,174,420       0.2%
    Ingersoll-Rand P.L.C.                                        210,468  18,647,465       0.1%
*   InnerWorkings, Inc.                                          144,128   1,568,113       0.0%
*   Innovative Solutions & Support, Inc.                          10,802      34,998       0.0%
    Insperity, Inc.                                               49,494   4,696,981       0.0%
#   Insteel Industries, Inc.                                      47,339   1,209,511       0.0%
    Interface, Inc.                                              123,111   2,806,931       0.0%
*   Intersections, Inc.                                           13,979      34,528       0.0%
    ITT, Inc.                                                    178,852   8,341,657       0.1%
    Jacobs Engineering Group, Inc.                                93,830   5,461,844       0.0%
    JB Hunt Transport Services, Inc.                              98,438  10,472,819       0.1%
#*  JetBlue Airways Corp.                                        639,615  12,248,627       0.1%
#   John Bean Technologies Corp.                                  62,584   6,690,230       0.0%
#   Johnson Controls International P.L.C.                        417,566  17,283,057       0.1%
    Kadant, Inc.                                                  18,988   2,157,037       0.0%
#   Kaman Corp.                                                   57,014   3,189,363       0.0%
    Kansas City Southern                                         141,368  14,733,373       0.1%
    KAR Auction Services, Inc.                                   246,176  11,651,510       0.1%
#   KBR, Inc.                                                    222,997   4,377,431       0.0%
    Kelly Services, Inc. Class A                                  73,289   1,928,234       0.0%
    Kelly Services, Inc. Class B                                     319       8,436       0.0%
#   Kennametal, Inc.                                             173,816   7,587,068       0.0%
*   Key Technology, Inc.                                           7,294     122,685       0.0%
#*  KEYW Holding Corp. (The)                                       3,401      25,678       0.0%
    Kforce, Inc.                                                  62,753   1,314,675       0.0%
    Kimball International, Inc. Class B                           93,997   1,801,922       0.0%
#*  Kirby Corp.                                                  108,073   7,656,972       0.0%
#*  KLX, Inc.                                                    105,688   5,798,044       0.0%
#*  Knight-Swift Transportation Holdings, Inc.                   304,826  12,635,038       0.1%
    Knoll, Inc.                                                  112,968   2,397,181       0.0%
    Korn/Ferry International                                     116,131   4,857,760       0.0%
#*  Kratos Defense & Security Solutions, Inc.                     99,878   1,202,531       0.0%
    L3 Technologies, Inc.                                         78,085  14,615,950       0.1%
    Landstar System, Inc.                                         86,084   8,500,795       0.1%
*   Lawson Products, Inc.                                         15,719     395,333       0.0%
#*  Layne Christensen Co.                                         20,348     268,797       0.0%
    LB Foster Co. Class A                                         13,814     343,969       0.0%
#   Lennox International, Inc.                                    47,038   8,990,373       0.1%
*   Limbach Holdings, Inc.                                         4,300      60,200       0.0%
    Lincoln Electric Holdings, Inc.                              134,817  12,358,674       0.1%
#   Lindsay Corp.                                                 10,381     950,484       0.0%
    Lockheed Martin Corp.                                        184,600  56,886,336       0.3%
    LS Starrett Co. (The) Class A                                 11,092      94,282       0.0%
    LSC Communications, Inc.                                      52,522     849,806       0.0%
    LSI Industries, Inc.                                          42,399     294,673       0.0%
*   Lydall, Inc.                                                  34,949   2,020,052       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   Macquarie Infrastructure Corp.                               115,836 $ 8,056,394       0.1%
#*  Manitex International, Inc.                                    2,000      18,160       0.0%
#*  Manitowoc Co., Inc. (The)                                    276,319   2,630,557       0.0%
#   ManpowerGroup, Inc.                                          103,718  12,786,355       0.1%
    Marten Transport, Ltd.                                        77,240   1,517,766       0.0%
    Masco Corp.                                                  224,348   8,933,537       0.1%
*   Masonite International Corp.                                  62,065   4,164,561       0.0%
#*  MasTec, Inc.                                                 186,262   8,111,710       0.1%
*   Mastech Digital, Inc.                                          1,412      18,003       0.0%
    Matson, Inc.                                                 100,052   2,724,416       0.0%
    Matthews International Corp. Class A                          57,859   3,636,438       0.0%
#   Maxar Technologies, Ltd.                                      36,515   2,311,400       0.0%
    McGrath RentCorp                                              46,397   2,073,946       0.0%
#*  Mercury Systems, Inc.                                         73,966   3,733,064       0.0%
*   Meritor, Inc.                                                166,076   4,319,637       0.0%
#*  Middleby Corp. (The)                                          57,167   6,625,655       0.0%
*   Milacron Holdings Corp.                                      144,638   2,596,252       0.0%
    Miller Industries, Inc.                                       14,667     414,343       0.0%
*   Mistras Group, Inc.                                           49,388   1,037,642       0.0%
#   Mobile Mini, Inc.                                             95,830   3,171,973       0.0%
*   Moog, Inc. Class A                                            66,623   5,846,834       0.0%
*   Moog, Inc. Class B                                             3,215     285,460       0.0%
*   MRC Global, Inc.                                             206,462   3,540,823       0.0%
    MSA Safety, Inc.                                              62,251   4,948,954       0.0%
    MSC Industrial Direct Co., Inc. Class A                       88,484   7,335,324       0.0%
#   Mueller Industries, Inc.                                     116,421   4,045,630       0.0%
    Mueller Water Products, Inc. Class A                         374,745   4,474,455       0.0%
#   Multi-Color Corp.                                             35,605   2,944,533       0.0%
*   MYR Group, Inc.                                               41,710   1,330,132       0.0%
    National Presto Industries, Inc.                               6,067     709,232       0.0%
*   Navigant Consulting, Inc.                                     91,015   1,575,470       0.0%
#*  Navistar International Corp.                                 162,234   6,864,121       0.0%
*   NCI Building Systems, Inc.                                   158,607   2,529,782       0.0%
    Nielsen Holdings P.L.C.                                      404,382  14,990,441       0.1%
*   NL Industries, Inc.                                           60,141     781,833       0.0%
#   NN, Inc.                                                      60,311   1,782,190       0.0%
#   Nordson Corp.                                                 79,725  10,100,360       0.1%
    Norfolk Southern Corp.                                       190,476  25,032,356       0.1%
    Northrop Grumman Corp.                                       117,671  34,775,311       0.2%
#*  Northwest Pipe Co.                                             9,070     165,437       0.0%
#*  NOW, Inc.                                                    221,247   2,770,012       0.0%
#*  NV5 Global, Inc.                                              18,097   1,051,436       0.0%
    Old Dominion Freight Line, Inc.                              139,048  16,842,884       0.1%
#   Omega Flex, Inc.                                               4,888     315,227       0.0%
*   On Assignment, Inc.                                          107,856   6,602,944       0.0%
    Orbital ATK, Inc.                                            104,768  13,926,810       0.1%
#*  Orion Energy Systems, Inc.                                    10,016       8,614       0.0%
*   Orion Group Holdings, Inc.                                    16,898     121,666       0.0%
    Oshkosh Corp.                                                135,061  12,366,185       0.1%
    Owens Corning                                                172,258  14,244,014       0.1%
    PACCAR, Inc.                                                 284,837  20,431,358       0.1%
*   PAM Transportation Services, Inc.                              2,984      87,342       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Park-Ohio Holdings Corp.                                      24,246 $ 1,143,199       0.0%
    Parker-Hannifin Corp.                                        109,245  19,949,229       0.1%
*   Patrick Industries, Inc.                                      39,649   3,687,357       0.0%
*   Patriot Transportation Holding, Inc.                           1,454      27,495       0.0%
*   Pendrell Corp.                                                10,317      66,854       0.0%
    Pentair P.L.C.                                               190,472  13,420,657       0.1%
*   Performant Financial Corp.                                    57,241     106,468       0.0%
*   Perma-Pipe International Holdings, Inc.                        3,034      25,334       0.0%
*   PGT Innovations, Inc.                                        155,144   2,187,530       0.0%
#   Pitney Bowes, Inc.                                           267,626   3,677,181       0.0%
#*  Plug Power, Inc.                                                 784       2,234       0.0%
*   Ply Gem Holdings, Inc.                                        61,977   1,047,411       0.0%
    Powell Industries, Inc.                                       20,461     592,960       0.0%
#*  Power Solutions International, Inc.                            4,237      41,311       0.0%
    Preformed Line Products Co.                                    4,237     301,293       0.0%
    Primoris Services Corp.                                      107,295   3,033,230       0.0%
#*  Proto Labs, Inc.                                              29,748   2,595,513       0.0%
#   Quad/Graphics, Inc.                                           98,985   2,255,868       0.0%
#   Quanex Building Products Corp.                                68,648   1,506,824       0.0%
*   Quanta Services, Inc.                                        291,856  11,011,727       0.1%
*   Radiant Logistics, Inc.                                       71,474     348,793       0.0%
    Raven Industries, Inc.                                        54,019   1,817,739       0.0%
    Raytheon Co.                                                 138,864  25,023,293       0.1%
#*  RBC Bearings, Inc.                                            39,263   4,861,545       0.0%
*   RCM Technologies, Inc.                                         7,192      42,577       0.0%
    Regal Beloit Corp.                                            87,071   7,065,812       0.0%
    Republic Services, Inc.                                      268,773  17,489,059       0.1%
    Resources Connection, Inc.                                    63,541   1,000,771       0.0%
*   Rexnord Corp.                                                216,178   5,516,863       0.0%
*   Roadrunner Transportation Systems, Inc.                       46,553     409,666       0.0%
    Robert Half International, Inc.                              305,080  15,793,992       0.1%
    Rockwell Automation, Inc.                                    111,304  22,352,069       0.1%
    Rockwell Collins, Inc.                                       199,758  27,087,185       0.1%
#   Rollins, Inc.                                                170,172   7,472,253       0.0%
    Roper Technologies, Inc.                                      53,446  13,798,154       0.1%
*   RPX Corp.                                                    112,307   1,462,237       0.0%
#   RR Donnelley & Sons Co.                                       79,108     727,794       0.0%
*   Rush Enterprises, Inc. Class A                                65,433   3,322,688       0.0%
*   Rush Enterprises, Inc. Class B                                 7,381     351,262       0.0%
    Ryder System, Inc.                                           149,269  12,102,731       0.1%
*   Saia, Inc.                                                    52,384   3,394,483       0.0%
#*  Sensata Technologies Holding NV                              239,471  11,712,527       0.1%
    Servotronics, Inc.                                               389       3,412       0.0%
*   SIFCO Industries, Inc.                                         3,251      23,732       0.0%
#   Simpson Manufacturing Co., Inc.                               86,676   4,831,320       0.0%
#*  SiteOne Landscape Supply, Inc.                                49,265   3,128,820       0.0%
    SkyWest, Inc.                                                100,757   4,745,655       0.0%
#   Snap-on, Inc.                                                 70,777  11,167,195       0.1%
    Southwest Airlines Co.                                       529,313  28,508,798       0.1%
*   SP Plus Corp.                                                 47,972   1,858,915       0.0%
    Spartan Motors, Inc.                                          45,164     729,399       0.0%
*   Sparton Corp.                                                  7,073     164,730       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Spirit Aerosystems Holdings, Inc. Class A                    210,309 $16,845,751       0.1%
#*  Spirit Airlines, Inc.                                        155,695   5,774,728       0.0%
*   SPX Corp.                                                     58,993   1,727,905       0.0%
*   SPX FLOW, Inc.                                                86,216   3,554,686       0.0%
    Standex International Corp.                                   23,161   2,398,322       0.0%
    Stanley Black & Decker, Inc.                                 105,670  17,070,988       0.1%
    Steelcase, Inc. Class A                                      177,249   2,578,973       0.0%
#*  Stericycle, Inc.                                             121,146   8,583,194       0.1%
*   Sterling Construction Co., Inc.                               50,873     908,083       0.0%
    Sun Hydraulics Corp.                                          36,748   2,114,112       0.0%
#*  Team, Inc.                                                    45,855     564,017       0.0%
#*  Teledyne Technologies, Inc.                                   61,440  10,442,342       0.1%
#   Tennant Co.                                                   30,089   2,086,672       0.0%
#   Terex Corp.                                                  165,675   7,804,949       0.0%
    Tetra Tech, Inc.                                             104,205   5,132,096       0.0%
#*  Textainer Group Holdings, Ltd.                                50,784     992,827       0.0%
    Textron, Inc.                                                335,644  17,701,865       0.1%
#*  Thermon Group Holdings, Inc.                                  62,448   1,343,256       0.0%
#   Timken Co. (The)                                             136,064   6,415,418       0.0%
#   Titan International, Inc.                                    133,024   1,295,654       0.0%
*   Titan Machinery, Inc.                                         46,779     696,539       0.0%
    Toro Co. (The)                                               134,378   8,445,657       0.1%
*   TPI Composites, Inc.                                           5,206     130,410       0.0%
*   Transcat, Inc.                                                 7,300      92,710       0.0%
#   TransDigm Group, Inc.                                         34,893   9,682,807       0.1%
#*  TransUnion                                                   153,691   8,067,241       0.1%
*   Trex Co., Inc.                                                48,428   5,300,445       0.0%
*   TriMas Corp.                                                  69,056   1,833,437       0.0%
*   TriNet Group, Inc.                                            99,886   3,468,042       0.0%
    Trinity Industries, Inc.                                     314,663  10,232,841       0.1%
    Triton International, Ltd.                                    90,997   3,630,780       0.0%
#   Triumph Group, Inc.                                          116,250   3,609,562       0.0%
*   TrueBlue, Inc.                                                85,535   2,317,999       0.0%
#*  Tutor Perini Corp.                                           102,835   2,899,947       0.0%
*   Twin Disc, Inc.                                               23,435     500,337       0.0%
*   Ultralife Corp.                                               21,230     159,225       0.0%
#   UniFirst Corp.                                                26,225   4,130,437       0.0%
    Union Pacific Corp.                                          498,031  57,667,009       0.3%
*   United Continental Holdings, Inc.                            439,001  25,672,778       0.1%
    United Parcel Service, Inc. Class B                          492,959  57,937,471       0.3%
*   United Rentals, Inc.                                         139,680  19,761,926       0.1%
    United Technologies Corp.                                    520,789  62,369,691       0.3%
#*  Univar, Inc.                                                 189,085   5,625,279       0.0%
    Universal Forest Products, Inc.                               41,925   4,733,332       0.0%
    Universal Logistics Holdings, Inc.                            12,449     268,898       0.0%
#   US Ecology, Inc.                                              36,270   1,724,639       0.0%
*   USA Truck, Inc.                                               11,153     157,257       0.0%
#*  USG Corp.                                                    270,442   9,284,274       0.1%
    Valmont Industries, Inc.                                      41,678   6,622,634       0.0%
*   Vectrus, Inc.                                                 25,272     771,049       0.0%
*   Verisk Analytics, Inc.                                       148,655  12,643,108       0.1%
*   Veritiv Corp.                                                  3,055      98,218       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Industrials -- (Continued)
    Viad Corp.                                                    47,805 $    2,775,080       0.0%
*   Vicor Corp.                                                   15,288        329,456       0.0%
*   Virco Manufacturing Corp.                                      6,445         36,414       0.0%
#*  Volt Information Sciences, Inc.                               11,950         51,385       0.0%
    VSE Corp.                                                     14,477        710,821       0.0%
#   Wabash National Corp.                                        145,289      3,269,002       0.0%
*   WABCO Holdings, Inc.                                          57,799      8,529,398       0.1%
#   Wabtec Corp.                                                 105,757      8,090,410       0.1%
    Waste Management, Inc.                                       307,915     25,301,376       0.1%
#   Watsco, Inc.                                                  60,887     10,141,948       0.1%
    Watsco, Inc. Class B                                           2,268        377,917       0.0%
    Watts Water Technologies, Inc. Class A                        50,050      3,373,370       0.0%
#*  Welbilt, Inc.                                                279,653      6,169,145       0.0%
#   Werner Enterprises, Inc.                                     163,568      5,831,199       0.0%
#*  Wesco Aircraft Holdings, Inc.                                207,415      1,877,106       0.0%
*   WESCO International, Inc.                                     98,057      6,192,300       0.0%
#*  Willdan Group, Inc.                                           16,631        499,928       0.0%
*   Willis Lease Finance Corp.                                     4,420        110,898       0.0%
    Woodward, Inc.                                               104,923      8,113,696       0.1%
#   WW Grainger, Inc.                                             63,081     12,471,114       0.1%
*   Xerium Technologies, Inc.                                      1,300          6,110       0.0%
#*  XPO Logistics, Inc.                                          235,493     16,331,440       0.1%
#   Xylem, Inc.                                                  208,863     13,895,655       0.1%
#*  YRC Worldwide, Inc.                                           57,405        773,245       0.0%
                                                                         --------------      ----
Total Industrials                                                         2,836,496,275      13.7%
                                                                         --------------      ----
Information Technology -- (20.1%)
#*  3D Systems Corp.                                              50,584        626,230       0.0%
    Accenture P.L.C. Class A                                     431,332     61,404,424       0.3%
#*  ACI Worldwide, Inc.                                          219,858      5,294,181       0.0%
    Activision Blizzard, Inc.                                    281,040     18,405,310       0.1%
*   Actua Corp.                                                   91,383      1,411,867       0.0%
#*  Acxiom Corp.                                                 123,763      3,113,877       0.0%
*   ADDvantage Technologies Group, Inc.                            3,642          5,317       0.0%
*   Adobe Systems, Inc.                                          224,941     39,400,666       0.2%
    ADTRAN, Inc.                                                  73,036      1,541,060       0.0%
*   Advanced Energy Industries, Inc.                              84,257      7,138,253       0.0%
#*  Advanced Micro Devices, Inc.                                 829,539      9,112,486       0.1%
*   Agilysys, Inc.                                                32,960        404,419       0.0%
*   Akamai Technologies, Inc.                                    216,969     11,336,630       0.1%
    Alliance Data Systems Corp.                                   57,136     12,783,037       0.1%
*   Alpha & Omega Semiconductor, Ltd.                             48,775        898,923       0.0%
*   Alphabet, Inc. Class A                                       113,318    117,062,027       0.6%
*   Alphabet, Inc. Class C                                       118,989    120,968,977       0.6%
#*  Ambarella, Inc.                                                5,213        294,222       0.0%
    Amdocs, Ltd.                                                 141,569      9,216,142       0.1%
    American Software, Inc. Class A                               35,511        440,692       0.0%
*   Amkor Technology, Inc.                                       502,455      5,813,404       0.0%
    Amphenol Corp. Class A                                       204,490     17,790,630       0.1%
*   Amtech Systems, Inc.                                          20,318        295,830       0.0%
    Analog Devices, Inc.                                         166,326     15,185,564       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#*  ANGI Homeservices, Inc. Class A                                 20,945 $    261,813       0.0%
*   Anixter International, Inc.                                     68,625    4,714,537       0.0%
*   ANSYS, Inc.                                                     61,666    8,430,359       0.1%
    Apple, Inc.                                                  3,913,148  661,478,538       3.2%
    Applied Materials, Inc.                                        613,408   34,614,613       0.2%
#*  Applied Optoelectronics, Inc.                                    9,891      402,959       0.0%
#*  Arista Networks, Inc.                                           63,586   12,710,206       0.1%
*   ARRIS International P.L.C.                                     345,465    9,845,752       0.1%
*   Arrow Electronics, Inc.                                        122,512   10,240,778       0.1%
#*  Aspen Technology, Inc.                                         150,726    9,724,842       0.1%
    AstroNova, Inc.                                                  8,520      106,074       0.0%
#*  Asure Software, Inc.                                            11,632      131,209       0.0%
#*  Atlassian Corp. P.L.C. Class A                                  29,711    1,437,121       0.0%
#*  Autodesk, Inc.                                                  70,340    8,789,686       0.1%
    Automatic Data Processing, Inc.                                312,554   36,337,528       0.2%
#*  AutoWeb, Inc.                                                   16,158      111,813       0.0%
*   Aviat Networks, Inc.                                             3,930       65,238       0.0%
#*  Avid Technology, Inc.                                           72,700      322,788       0.0%
    Avnet, Inc.                                                    168,784    6,717,603       0.0%
    AVX Corp.                                                      120,340    2,267,206       0.0%
*   Aware, Inc.                                                     14,288       66,439       0.0%
*   Axcelis Technologies, Inc.                                      53,851    1,771,698       0.0%
*   AXT, Inc.                                                       92,578      860,975       0.0%
#   Badger Meter, Inc.                                              47,118    2,063,768       0.0%
*   Bankrate, Inc.                                                 100,286    1,393,975       0.0%
*   Barracuda Networks, Inc.                                       103,441    2,411,210       0.0%
*   Bazaarvoice, Inc.                                               89,721      432,904       0.0%
    Bel Fuse, Inc. Class A                                           1,700       47,966       0.0%
    Bel Fuse, Inc. Class B                                          15,692      507,636       0.0%
#   Belden, Inc.                                                    85,174    6,806,254       0.0%
*   Benchmark Electronics, Inc.                                     61,271    1,896,337       0.0%
    Black Box Corp.                                                 36,076      111,836       0.0%
#*  Black Knight, Inc.                                             130,456    5,916,180       0.0%
#   Blackbaud, Inc.                                                 58,654    5,941,650       0.0%
#*  Blackhawk Network Holdings, Inc.                               104,141    3,535,587       0.0%
*   Blucora, Inc.                                                   54,213    1,176,422       0.0%
    Booz Allen Hamilton Holding Corp.                              222,103    8,393,272       0.1%
#*  Bottomline Technologies de, Inc.                                23,728      772,584       0.0%
    Broadcom, Ltd.                                                 142,395   37,579,464       0.2%
    Broadridge Financial Solutions, Inc.                           160,983   13,831,659       0.1%
*   BroadVision, Inc.                                                3,362       13,952       0.0%
    Brocade Communications Systems, Inc.                           690,931    8,049,346       0.0%
    Brooks Automation, Inc.                                        124,193    4,270,997       0.0%
*   BSQUARE Corp.                                                   18,279       97,793       0.0%
    CA, Inc.                                                       577,969   18,714,636       0.1%
    Cabot Microelectronics Corp.                                    45,057    4,355,660       0.0%
*   CACI International, Inc. Class A                                46,507    6,685,381       0.0%
*   Cadence Design Systems, Inc.                                   259,421   11,196,610       0.1%
#*  CalAmp Corp.                                                    61,302    1,393,394       0.0%
*   Calix, Inc.                                                    102,448      563,464       0.0%
#*  Carbonite, Inc.                                                 41,674      946,000       0.0%
#*  Cardtronics P.L.C. Class A                                     113,077    2,589,463       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#*  Cars.com, Inc.                                                 183,022 $ 4,359,584       0.0%
    Cass Information Systems, Inc.                                  18,909   1,219,631       0.0%
#*  Cavium, Inc.                                                    57,773   3,985,759       0.0%
    CDK Global, Inc.                                               129,754   8,247,164       0.0%
    CDW Corp.                                                      227,928  15,954,960       0.1%
#*  Ceva, Inc.                                                      27,322   1,319,653       0.0%
#*  Ciena Corp.                                                    287,349   6,111,913       0.0%
#*  Cimpress NV                                                     45,119   4,924,288       0.0%
#*  Cirrus Logic, Inc.                                             127,519   7,141,064       0.0%
    Cisco Systems, Inc.                                          2,718,780  92,846,337       0.5%
*   Citrix Systems, Inc.                                           113,291   9,358,970       0.1%
*   Clearfield, Inc.                                                 9,584     131,301       0.0%
    Cognex Corp.                                                    92,335  11,371,055       0.1%
    Cognizant Technology Solutions Corp. Class A                   316,478  23,947,890       0.1%
#*  Coherent, Inc.                                                  41,073  10,790,288       0.1%
    Cohu, Inc.                                                      50,194   1,295,005       0.0%
#*  CommerceHub, Inc. Series A                                      20,778     463,973       0.0%
*   CommerceHub, Inc. Series C                                      25,949     553,492       0.0%
#*  CommScope Holding Co., Inc.                                    253,392   8,144,019       0.0%
    Communications Systems, Inc.                                     7,990      34,597       0.0%
    Computer Task Group, Inc.                                       15,078      75,993       0.0%
    Comtech Telecommunications Corp.                                61,466   1,322,134       0.0%
    Concurrent Computer Corp.                                        5,951      36,539       0.0%
*   Conduent, Inc.                                                 307,278   4,756,663       0.0%
#*  Control4 Corp.                                                  20,764     611,500       0.0%
#   Convergys Corp.                                                147,243   3,788,562       0.0%
*   CoreLogic, Inc.                                                174,810   8,198,589       0.0%
    Corning, Inc.                                                  508,963  15,935,632       0.1%
#*  CoStar Group, Inc.                                              19,322   5,714,481       0.0%
#*  Cray, Inc.                                                      84,045   1,735,529       0.0%
#*  Cree, Inc.                                                     201,791   7,203,939       0.0%
    CSG Systems International, Inc.                                 69,084   2,925,017       0.0%
    CSP, Inc.                                                          709       7,877       0.0%
    CSRA, Inc.                                                     240,207   7,684,222       0.0%
    CTS Corp.                                                       59,690   1,623,568       0.0%
#*  CyberOptics Corp.                                                7,576     109,094       0.0%
#   Cypress Semiconductor Corp.                                    562,397   8,919,616       0.1%
#   Daktronics, Inc.                                                95,818     984,051       0.0%
*   Data I/O Corp.                                                   5,350      68,159       0.0%
*   Dell Technologies, Inc. Class V                                106,429   8,809,128       0.1%
*   DHI Group, Inc.                                                120,463     265,019       0.0%
#   Diebold Nixdorf, Inc.                                          119,354   2,303,532       0.0%
*   Digi International, Inc.                                        28,183     293,103       0.0%
*   Diodes, Inc.                                                    99,553   3,418,650       0.0%
    Dolby Laboratories, Inc. Class A                               101,583   5,885,719       0.0%
*   DSP Group, Inc.                                                 28,499     381,887       0.0%
    DST Systems, Inc.                                              126,412   7,410,271       0.0%
    DXC Technology Co.                                             313,151  28,659,580       0.1%
*   eBay, Inc.                                                     639,896  24,085,685       0.1%
#   Ebix, Inc.                                                      29,226   1,985,907       0.0%
*   EchoStar Corp. Class A                                          83,320   4,661,754       0.0%
*   Edgewater Technology, Inc.                                       7,500      48,825       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
*   Electro Scientific Industries, Inc.                             44,149 $    789,826       0.0%
*   Electronic Arts, Inc.                                          180,505   21,588,398       0.1%
#*  Electronics for Imaging, Inc.                                   72,562    2,239,263       0.0%
#*  Ellie Mae, Inc.                                                 26,378    2,372,701       0.0%
#*  eMagin Corp.                                                     9,611       20,664       0.0%
*   Emcore Corp.                                                    38,852      320,529       0.0%
#*  Endurance International Group Holdings, Inc.                    49,193      403,383       0.0%
    Entegris, Inc.                                                 235,022    7,696,970       0.0%
*   Envestnet, Inc.                                                 19,414    1,036,708       0.0%
#*  EPAM Systems, Inc.                                              65,232    5,945,897       0.0%
*   ePlus, Inc.                                                     29,208    2,792,285       0.0%
*   Etsy, Inc.                                                      45,741      763,875       0.0%
#*  Euronet Worldwide, Inc.                                         88,415    8,544,426       0.1%
*   Everi Holdings, Inc.                                             7,282       60,368       0.0%
*   Evolving Systems, Inc.                                           7,037       32,370       0.0%
*   ExlService Holdings, Inc.                                       60,531    3,778,345       0.0%
*   Extreme Networks, Inc.                                         117,103    1,405,236       0.0%
*   F5 Networks, Inc.                                               64,058    7,768,314       0.0%
#*  Fabrinet                                                        68,328    2,540,435       0.0%
*   Facebook, Inc. Class A                                       1,183,133  213,034,928       1.0%
    Fair Isaac Corp.                                                50,896    7,388,063       0.0%
#*  FARO Technologies, Inc.                                         36,289    1,879,770       0.0%
    Fidelity National Information Services, Inc.                   199,000   18,459,240       0.1%
#*  Finisar Corp.                                                  239,250    5,631,945       0.0%
#*  Finjan Holdings, Inc.                                           41,156       85,193       0.0%
*   FireEye, Inc.                                                   93,040    1,574,237       0.0%
#*  First Data Corp. Class A                                       280,308    4,992,285       0.0%
#*  First Solar, Inc.                                              198,727   10,894,214       0.1%
*   Fiserv, Inc.                                                   159,078   20,589,466       0.1%
#*  Fitbit, Inc. Class A                                           129,751      796,671       0.0%
*   FleetCor Technologies, Inc.                                     79,788   13,186,563       0.1%
*   Flex, Ltd.                                                   1,004,906   17,887,327       0.1%
    FLIR Systems, Inc.                                             238,913   11,185,907       0.1%
*   FormFactor, Inc.                                               121,379    2,209,098       0.0%
#*  Fortinet, Inc.                                                  82,716    3,259,838       0.0%
*   Frequency Electronics, Inc.                                      5,169       48,072       0.0%
#*  Gartner, Inc.                                                   80,936   10,142,090       0.1%
    Genpact, Ltd.                                                  316,479    9,636,786       0.1%
#   Global Payments, Inc.                                          199,893   20,778,877       0.1%
    GlobalSCAPE, Inc.                                               16,941       68,611       0.0%
#*  Globant SA                                                      12,124      457,317       0.0%
*   Glu Mobile, Inc.                                               195,124      782,447       0.0%
#*  GoDaddy, Inc. Class A                                           96,685    4,515,189       0.0%
#*  GrubHub, Inc.                                                   73,138    4,462,881       0.0%
*   GSE Systems, Inc.                                               10,738       37,583       0.0%
*   GSI Technology, Inc.                                            20,090      139,023       0.0%
#*  GTT Communications, Inc.                                        97,319    3,547,278       0.0%
#*  Guidewire Software, Inc.                                        62,049    4,962,679       0.0%
    Hackett Group, Inc. (The)                                       73,423    1,133,651       0.0%
#*  Harmonic, Inc.                                                 177,894      658,208       0.0%
    Harris Corp.                                                   137,327   19,132,398       0.1%
    Hewlett Packard Enterprise Co.                               1,340,969   18,666,288       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
    HP, Inc.                                                     1,061,481 $ 22,874,916       0.1%
*   IAC/InterActiveCorp                                            108,341   13,981,406       0.1%
*   ID Systems, Inc.                                                 7,118       53,029       0.0%
*   IEC Electronics Corp.                                            5,002       22,534       0.0%
*   II-VI, Inc.                                                    114,897    5,193,344       0.0%
#*  Immersion Corp.                                                  8,581       69,334       0.0%
#*  Infinera Corp.                                                 318,543    2,666,205       0.0%
*   Innodata, Inc.                                                  13,032       16,942       0.0%
#*  Inphi Corp.                                                      6,295      257,969       0.0%
#*  Inseego Corp.                                                   23,600       35,400       0.0%
*   Insight Enterprises, Inc.                                       58,204    2,622,090       0.0%
#*  Integrated Device Technology, Inc.                             185,692    5,769,450       0.0%
    Intel Corp.                                                  3,566,951  162,260,601       0.8%
    InterDigital, Inc.                                              91,150    6,685,852       0.0%
#*  Internap Corp.                                                  85,991      399,858       0.0%
    International Business Machines Corp.                          638,815   98,415,839       0.5%
*   inTEST Corp.                                                     9,856       84,762       0.0%
*   Intevac, Inc.                                                   23,688      198,979       0.0%
*   IntriCon Corp.                                                   2,604       29,295       0.0%
    Intuit, Inc.                                                   164,065   24,777,096       0.1%
#*  IPG Photonics Corp.                                             77,366   16,471,995       0.1%
#*  Iteris, Inc.                                                     3,700       25,567       0.0%
*   Itron, Inc.                                                     65,105    5,087,956       0.0%
*   IXYS Corp.                                                      69,320    1,712,204       0.0%
#   j2 Global, Inc.                                                 99,565    7,381,749       0.0%
#   Jabil, Inc.                                                    414,762   11,729,469       0.1%
    Jack Henry & Associates, Inc.                                   99,725   10,982,714       0.1%
    Juniper Networks, Inc.                                         379,208    9,415,735       0.1%
*   Kemet Corp.                                                     75,613    1,942,498       0.0%
*   Key Tronic Corp.                                                 8,234       62,002       0.0%
*   Keysight Technologies, Inc.                                    252,629   11,284,937       0.1%
*   Kimball Electronics, Inc.                                       23,751      522,522       0.0%
    KLA-Tencor Corp.                                               150,299   16,366,058       0.1%
#*  Knowles Corp.                                                  184,705    3,058,715       0.0%
#*  Kopin Corp.                                                     52,846      185,489       0.0%
*   Kulicke & Soffa Industries, Inc.                               151,076    3,421,871       0.0%
*   KVH Industries, Inc.                                            24,058      277,870       0.0%
#   Lam Research Corp.                                             159,996   33,370,366       0.2%
*   Lattice Semiconductor Corp.                                    158,683      928,296       0.0%
#*  Leaf Group, Ltd.                                                41,223      290,622       0.0%
    Leidos Holdings, Inc.                                          192,590   12,040,727       0.1%
#*  LGL Group, Inc. (The)                                            1,687       10,122       0.0%
*   Lightpath Technologies, Inc. Class A                             5,719       22,762       0.0%
*   Limelight Networks, Inc.                                       118,033      584,263       0.0%
*   Liquidity Services, Inc.                                        36,361      207,258       0.0%
#   Littelfuse, Inc.                                                36,334    7,593,806       0.0%
    LogMeIn, Inc.                                                   77,335    9,361,402       0.1%
*   LRAD Corp.                                                       6,500       13,910       0.0%
#*  Lumentum Holdings, Inc.                                         96,643    6,103,005       0.0%
*   Luxoft Holding, Inc.                                            21,853    1,017,257       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                       60,692    2,481,089       0.0%
#*  MagnaChip Semiconductor Corp.                                   57,288      592,931       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#*  Manhattan Associates, Inc.                                     100,621 $  4,211,995       0.0%
    ManTech International Corp. Class A                             53,867    2,499,967       0.0%
*   Marchex, Inc. Class B                                           45,359      140,613       0.0%
    Marvell Technology Group, Ltd.                                 473,422    8,744,104       0.1%
    Mastercard, Inc. Class A                                       675,963  100,563,016       0.5%
#*  Match Group, Inc.                                               64,297    1,719,302       0.0%
    Maxim Integrated Products, Inc.                                193,944   10,189,818       0.1%
    MAXIMUS, Inc.                                                  134,571    8,939,552       0.1%
#*  MaxLinear, Inc.                                                 82,659    2,022,666       0.0%
*   Maxwell Technologies, Inc.                                      30,742      148,176       0.0%
#*  Meet Group, Inc.(The)                                           55,452      187,982       0.0%
#   Mesa Laboratories, Inc.                                          4,842      772,057       0.0%
    Methode Electronics, Inc.                                       76,679    3,596,245       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                  30,117    1,051,987       0.0%
#   Microchip Technology, Inc.                                     166,167   15,752,632       0.1%
*   Micron Technology, Inc.                                      1,291,849   57,241,829       0.3%
*   Microsemi Corp.                                                229,676   12,257,808       0.1%
    Microsoft Corp.                                              4,562,448  379,504,425       1.8%
*   MicroStrategy, Inc. Class A                                     17,124    2,264,820       0.0%
    MKS Instruments, Inc.                                           96,884   10,526,447       0.1%
*   ModusLink Global Solutions, Inc.                                74,105      134,871       0.0%
#*  MoneyGram International, Inc.                                   47,724      742,108       0.0%
#   Monolithic Power Systems, Inc.                                  30,293    3,685,749       0.0%
    Monotype Imaging Holdings, Inc.                                 63,421    1,461,854       0.0%
    Motorola Solutions, Inc.                                       103,158    9,339,925       0.1%
#   MTS Systems Corp.                                               31,360    1,632,288       0.0%
*   Nanometrics, Inc.                                               44,106    1,246,877       0.0%
#*  Napco Security Technologies, Inc.                               21,110      214,267       0.0%
#   National Instruments Corp.                                     159,351    7,170,795       0.0%
#*  NCR Corp.                                                      273,638    8,781,043       0.1%
#*  NeoPhotonics Corp.                                              73,915      385,097       0.0%
#   NetApp, Inc.                                                   297,563   13,217,748       0.1%
*   NETGEAR, Inc.                                                   65,563    3,058,514       0.0%
#*  Netscout Systems, Inc.                                         117,642    3,341,033       0.0%
#*  NetSol Technologies, Inc.                                        2,200        7,040       0.0%
    Network-1 Technologies, Inc.                                    11,687       49,085       0.0%
#   NIC, Inc.                                                       85,705    1,456,985       0.0%
*   Novanta, Inc.                                                   44,144    2,088,011       0.0%
*   Nuance Communications, Inc.                                    427,630    6,303,266       0.0%
*   Numerex Corp. Class A                                           16,267       64,905       0.0%
    NVE Corp.                                                        5,036      428,463       0.0%
    NVIDIA Corp.                                                   374,667   77,484,882       0.4%
#*  Oclaro, Inc.                                                   209,772    1,734,814       0.0%
*   ON Semiconductor Corp.                                         740,416   15,785,669       0.1%
*   Onvia, Inc.                                                        442        3,967       0.0%
*   Optical Cable Corp.                                              3,696        9,055       0.0%
    Oracle Corp.                                                 1,470,528   74,849,875       0.4%
#*  OSI Systems, Inc.                                               33,569    2,966,828       0.0%
#*  Palo Alto Networks, Inc.                                        28,589    4,208,301       0.0%
*   PAR Technology Corp.                                            16,049      175,576       0.0%
    Park Electrochemical Corp.                                      28,973      547,010       0.0%
    Paychex, Inc.                                                  261,314   16,669,220       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Paycom Software, Inc.                                         86,359 $ 7,098,710       0.0%
*   Paylocity Holding Corp.                                       41,297   2,205,673       0.0%
*   PayPal Holdings, Inc.                                        454,110  32,950,222       0.2%
    PC Connection, Inc.                                           28,787     777,249       0.0%
    PC-Tel, Inc.                                                  13,527      89,955       0.0%
#*  PCM, Inc.                                                     14,146     198,751       0.0%
#*  PDF Solutions, Inc.                                           44,744     655,500       0.0%
    Pegasystems, Inc.                                             97,633   5,692,004       0.0%
*   Perceptron, Inc.                                               7,250      55,390       0.0%
*   Perficient, Inc.                                              75,146   1,461,590       0.0%
*   PFSweb, Inc.                                                  23,457     194,693       0.0%
*   Photronics, Inc.                                             141,478   1,372,337       0.0%
*   Pixelworks, Inc.                                              33,493     187,226       0.0%
    Plantronics, Inc.                                             56,898   2,580,893       0.0%
*   Plexus Corp.                                                  68,887   4,231,728       0.0%
#   Power Integrations, Inc.                                      31,822   2,556,898       0.0%
*   PRGX Global, Inc.                                             32,938     248,682       0.0%
    Progress Software Corp.                                       79,878   3,381,236       0.0%
#*  Proofpoint, Inc.                                              21,659   2,001,508       0.0%
#*  PTC, Inc.                                                     78,435   5,212,006       0.0%
    QAD, Inc. Class A                                             14,038     519,406       0.0%
    QAD, Inc. Class B                                              1,959      57,791       0.0%
#*  Qorvo, Inc.                                                  118,473   8,981,438       0.1%
    QUALCOMM, Inc.                                               975,542  49,762,397       0.3%
*   Qualys, Inc.                                                  45,374   2,400,285       0.0%
*   QuinStreet, Inc.                                              39,716     353,472       0.0%
*   Qumu Corp.                                                     6,460      20,349       0.0%
#*  Radisys Corp.                                                 20,449      26,993       0.0%
*   Rambus, Inc.                                                 170,777   2,512,130       0.0%
*   RealNetworks, Inc.                                           129,142     609,550       0.0%
*   RealPage, Inc.                                               100,320   4,343,856       0.0%
#*  Red Hat, Inc.                                                108,478  13,107,397       0.1%
    Reis, Inc.                                                    12,936     236,082       0.0%
    Relm Wireless Corp.                                            1,238       4,395       0.0%
#   RF Industries, Ltd.                                            4,931      12,081       0.0%
    Richardson Electronics, Ltd.                                   9,355      61,930       0.0%
*   Rogers Corp.                                                  32,257   4,905,645       0.0%
*   Rosetta Stone, Inc.                                           20,764     211,170       0.0%
*   Rubicon Project, Inc. (The)                                   15,761      56,109       0.0%
*   Rudolph Technologies, Inc.                                    57,009   1,582,000       0.0%
#   Sabre Corp.                                                  296,457   5,798,699       0.0%
*   salesforce.com, Inc.                                         128,063  13,105,967       0.1%
*   Sanmina Corp.                                                151,865   4,969,782       0.0%
*   ScanSource, Inc.                                              51,583   2,215,490       0.0%
    Science Applications International Corp.                      88,695   6,504,891       0.0%
#*  Seachange International, Inc.                                 67,724     179,469       0.0%
#   Seagate Technology P.L.C.                                    284,827  10,530,054       0.1%
*   Semtech Corp.                                                 84,669   3,475,662       0.0%
#*  ServiceNow, Inc.                                              50,177   6,340,867       0.0%
#*  ServiceSource International, Inc.                             21,415      74,524       0.0%
*   Shutterstock, Inc.                                            36,899   1,438,692       0.0%
*   Sigma Designs, Inc.                                           69,199     418,654       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Silicon Laboratories, Inc.                                    47,772 $ 4,533,563       0.0%
*   Silver Spring Networks, Inc.                                  46,408     748,097       0.0%
#   Skyworks Solutions, Inc.                                     200,515  22,830,638       0.1%
*   SMTC Corp.                                                    10,077      14,612       0.0%
*   SolarEdge Technologies, Inc.                                  41,688   1,369,451       0.0%
*   Sonus Networks, Inc.                                         129,152   1,007,386       0.0%
#*  Splunk, Inc.                                                  35,243   2,371,854       0.0%
#   SS&C Technologies Holdings, Inc.                             220,780   8,875,356       0.1%
*   Stamps.com, Inc.                                              23,661   5,309,528       0.0%
*   StarTek, Inc.                                                 26,723     319,073       0.0%
*   Stratasys, Ltd.                                              107,673   2,424,796       0.0%
#*  SunPower Corp.                                               157,758   1,123,237       0.0%
#*  Super Micro Computer, Inc.                                    98,342   1,957,006       0.0%
*   Sykes Enterprises, Inc.                                       88,360   2,557,138       0.0%
#   Symantec Corp.                                               375,945  12,218,212       0.1%
*   Synacor, Inc.                                                  9,103      21,847       0.0%
#*  Synaptics, Inc.                                               68,919   2,558,273       0.0%
#*  Synchronoss Technologies, Inc.                                69,499     787,424       0.0%
    SYNNEX Corp.                                                  83,798  11,302,674       0.1%
*   Synopsys, Inc.                                               151,144  13,076,979       0.1%
#*  Syntel, Inc.                                                 119,438   2,790,072       0.0%
    Systemax, Inc.                                                35,914   1,025,345       0.0%
#*  Tableau Software, Inc. Class A                                49,324   3,999,683       0.0%
*   Take-Two Interactive Software, Inc.                          155,298  17,183,724       0.1%
    TE Connectivity, Ltd.                                        220,498  20,058,703       0.1%
#*  Tech Data Corp.                                               85,280   7,911,426       0.0%
*   TechTarget, Inc.                                               7,105      88,528       0.0%
#*  Telaria, Inc.                                                 16,872      75,755       0.0%
*   Telenav, Inc.                                                 57,056     368,011       0.0%
    TeleTech Holdings, Inc.                                       75,674   3,151,822       0.0%
#*  Teradata Corp.                                               260,120   8,701,014       0.1%
    Teradyne, Inc.                                               305,204  13,090,200       0.1%
    Tessco Technologies, Inc.                                     11,900     190,400       0.0%
    Texas Instruments, Inc.                                      713,111  68,950,703       0.3%
    TiVo Corp.                                                   223,612   4,058,558       0.0%
    Total System Services, Inc.                                  177,644  12,799,250       0.1%
    TransAct Technologies, Inc.                                    6,492      61,674       0.0%
    Travelport Worldwide, Ltd.                                   211,458   3,317,776       0.0%
*   Travelzoo                                                      2,163      14,492       0.0%
#*  Trimble, Inc.                                                206,962   8,460,607       0.1%
*   Trio-Tech International                                        1,525       8,639       0.0%
#   TSR, Inc.                                                        210       1,061       0.0%
#*  TTM Technologies, Inc.                                       223,697   3,529,939       0.0%
#*  Twitter, Inc.                                                418,481   8,629,078       0.1%
#*  Tyler Technologies, Inc.                                      26,725   4,738,075       0.0%
#*  Ubiquiti Networks, Inc.                                      124,879   7,764,976       0.0%
#*  Ultimate Software Group, Inc. (The)                           21,920   4,440,773       0.0%
*   Ultra Clean Holdings, Inc.                                    44,312   1,130,842       0.0%
#*  Unisys Corp.                                                  67,045     586,644       0.0%
#   Universal Display Corp.                                       53,395   7,822,367       0.0%
#*  Vantiv, Inc. Class A                                         164,337  11,503,590       0.1%
*   VASCO Data Security International, Inc.                       43,438     590,757       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Information Technology -- (Continued)
*   Veeco Instruments, Inc.                                        103,613 $    1,870,215       0.0%
#*  VeriFone Systems, Inc.                                         179,118      3,417,571       0.0%
*   Verint Systems, Inc.                                            99,203      4,186,367       0.0%
#*  VeriSign, Inc.                                                  58,937      6,336,906       0.0%
    Versum Materials, Inc.                                         183,418      7,718,229       0.0%
#*  ViaSat, Inc.                                                    87,035      5,665,978       0.0%
#*  Viavi Solutions, Inc.                                          291,852      2,708,387       0.0%
#*  Virtusa Corp.                                                   61,139      2,333,064       0.0%
#   Visa, Inc. Class A                                           1,102,774    121,283,085       0.6%
#   Vishay Intertechnology, Inc.                                   270,925      6,028,081       0.0%
*   Vishay Precision Group, Inc.                                    12,209        299,731       0.0%
#*  VMware, Inc. Class A                                            21,646      2,590,810       0.0%
    Wayside Technology Group, Inc.                                   4,700         65,095       0.0%
*   Web.com Group, Inc.                                            104,950      2,529,295       0.0%
    Western Digital Corp.                                          222,792     19,888,642       0.1%
#   Western Union Co. (The)                                        412,614      8,194,514       0.0%
#*  WEX, Inc.                                                       74,225      9,173,468       0.1%
*   Wireless Telecom Group, Inc.                                     3,316          5,637       0.0%
#*  Workday, Inc. Class A                                           27,079      3,005,498       0.0%
*   Xcerra Corp.                                                    51,972        511,924       0.0%
    Xerox Corp.                                                    362,305     10,981,465       0.1%
#   Xilinx, Inc.                                                   188,062     13,858,289       0.1%
*   XO Group, Inc.                                                  43,266        863,589       0.0%
    Xperi Corp.                                                     86,195      1,982,485       0.0%
#*  Yelp, Inc.                                                      18,262        853,201       0.0%
    YuMe, Inc.                                                      33,780        141,876       0.0%
#*  Zebra Technologies Corp. Class A                               128,239     14,874,442       0.1%
*   Zedge, Inc. Class B                                             13,473         39,341       0.0%
#*  Zillow Group, Inc. Class A                                      65,299      2,697,502       0.0%
#*  Zillow Group, Inc. Class C                                      94,104      3,884,613       0.0%
*   Zix Corp.                                                       61,620        298,857       0.0%
*   Zynga, Inc. Class A                                          1,253,567      4,888,911       0.0%
                                                                           --------------      ----
Total Information Technology                                                4,503,625,431      21.7%
                                                                           --------------      ----
Materials -- (4.3%)
    A Schulman, Inc.                                                47,725      1,875,593       0.0%
*   AdvanSix, Inc.                                                  31,299      1,448,205       0.0%
    Air Products & Chemicals, Inc.                                 108,415     17,284,603       0.1%
#*  AK Steel Holding Corp.                                         247,327      1,135,231       0.0%
#   Albemarle Corp.                                                146,918     20,699,277       0.1%
*   Alcoa Corp.                                                    183,971      8,790,134       0.1%
#*  Allegheny Technologies, Inc.                                   123,332      3,105,500       0.0%
*   American Biltrite, Inc.                                             17          7,693       0.0%
    American Vanguard Corp.                                         52,404      1,179,090       0.0%
    Ampco-Pittsburgh Corp.                                          24,691        408,636       0.0%
#   AptarGroup, Inc.                                               119,945     10,443,611       0.1%
#   Ashland Global Holdings, Inc.                                  103,174      7,013,769       0.0%
    Avery Dennison Corp.                                           121,392     12,888,189       0.1%
#*  Axalta Coating Systems, Ltd.                                   247,137      8,217,305       0.0%
#   Balchem Corp.                                                   51,496      4,340,598       0.0%
#   Ball Corp.                                                     307,011     13,179,982       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Materials -- (Continued)
#   Bemis Co., Inc.                                                189,221 $ 8,518,729       0.1%
*   Berry Global Group, Inc.                                       166,395   9,892,183       0.1%
*   Boise Cascade Co.                                               76,334   2,706,040       0.0%
    Cabot Corp.                                                    126,488   7,710,708       0.0%
#   Calgon Carbon Corp.                                            104,139   2,259,816       0.0%
#   Carpenter Technology Corp.                                      99,240   4,941,160       0.0%
    Celanese Corp. Series A                                        155,423  16,212,173       0.1%
#*  Century Aluminum Co.                                           183,432   2,568,048       0.0%
#   CF Industries Holdings, Inc.                                   329,929  12,530,703       0.1%
    Chase Corp.                                                     19,734   2,343,412       0.0%
    Chemours Co. (The)                                             216,580  12,260,594       0.1%
*   Clearwater Paper Corp.                                          32,774   1,512,520       0.0%
#*  Cleveland-Cliffs, Inc.                                         415,026   2,473,555       0.0%
#*  Coeur Mining, Inc.                                             324,731   2,464,708       0.0%
    Commercial Metals Co.                                          251,246   4,894,272       0.0%
#   Compass Minerals International, Inc.                            70,197   4,604,923       0.0%
*   Contango ORE, Inc.                                                 833      16,556       0.0%
    Core Molding Technologies, Inc.                                 12,521     290,612       0.0%
*   Crown Holdings, Inc.                                           121,345   7,301,329       0.0%
#   Deltic Timber Corp.                                             15,698   1,453,792       0.0%
    Domtar Corp.                                                   131,621   6,228,306       0.0%
    DowDuPont, Inc.                                              1,075,397  77,761,957       0.4%
#   Eagle Materials, Inc.                                           80,047   8,450,562       0.1%
    Eastman Chemical Co.                                           253,864  23,053,390       0.1%
    Ecolab, Inc.                                                   149,649  19,553,138       0.1%
*   Ferro Corp.                                                    174,620   4,159,448       0.0%
#   Ferroglobe P.L.C.                                              262,407   4,195,888       0.0%
#*  Flotek Industries, Inc.                                         48,593     239,078       0.0%
#   FMC Corp.                                                      102,368   9,505,892       0.1%
*   Freeport-McMoRan, Inc.                                       1,577,089  22,047,704       0.1%
    Friedman Industries, Inc.                                        5,521      32,684       0.0%
    FutureFuel Corp.                                                58,339     885,586       0.0%
#*  GCP Applied Technologies, Inc.                                 107,059   3,131,476       0.0%
#   Gold Resource Corp.                                             23,500      85,305       0.0%
#   Graphic Packaging Holding Co.                                  748,971  11,601,561       0.1%
#   Greif, Inc. Class A                                             59,562   3,307,478       0.0%
#   Greif, Inc. Class B                                             15,297     961,416       0.0%
#   Hawkins, Inc.                                                   18,645     710,375       0.0%
#   Haynes International, Inc.                                      24,261     865,632       0.0%
#   HB Fuller Co.                                                  103,933   5,910,670       0.0%
#   Hecla Mining Co.                                               866,400   4,089,408       0.0%
    Huntsman Corp.                                                 581,046  18,605,093       0.1%
*   Ingevity Corp.                                                  64,036   4,561,284       0.0%
    Innophos Holdings, Inc.                                         40,115   1,962,827       0.0%
    Innospec, Inc.                                                  46,403   2,870,026       0.0%
    International Flavors & Fragrances, Inc.                        56,870   8,383,775       0.1%
    International Paper Co.                                        351,458  20,128,000       0.1%
#*  Intrepid Potash, Inc.                                          264,936   1,065,043       0.0%
#   Kaiser Aluminum Corp.                                           20,375   2,020,793       0.0%
    KapStone Paper and Packaging Corp.                             230,683   5,181,140       0.0%
    KMG Chemicals, Inc.                                             28,247   1,557,257       0.0%
*   Koppers Holdings, Inc.                                          40,044   1,944,136       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Materials -- (Continued)
*   Kraton Corp.                                                  79,543 $ 3,899,993       0.0%
#   Kronos Worldwide, Inc.                                       114,735   3,018,678       0.0%
*   Louisiana-Pacific Corp.                                      286,256   7,780,438       0.0%
#*  LSB Industries, Inc.                                          47,327     357,319       0.0%
    LyondellBasell Industries NV Class A                         237,700  24,609,081       0.1%
    Martin Marietta Materials, Inc.                               63,571  13,785,371       0.1%
    Materion Corp.                                                42,574   2,186,175       0.0%
#   McEwen Mining, Inc.                                          136,545     264,897       0.0%
    Mercer International, Inc.                                   136,304   2,003,669       0.0%
    Minerals Technologies, Inc.                                   73,124   5,257,616       0.0%
    Monsanto Co.                                                 249,633  30,230,556       0.2%
#   Mosaic Co. (The)                                             247,364   5,526,112       0.0%
    Myers Industries, Inc.                                        95,747   2,068,135       0.0%
#   Neenah Paper, Inc.                                            35,228   3,057,790       0.0%
#   NewMarket Corp.                                               17,026   6,817,040       0.0%
    Newmont Mining Corp.                                         370,547  13,398,980       0.1%
*   Northern Technologies International Corp.                      4,180      69,179       0.0%
#   Nucor Corp.                                                  433,185  25,051,089       0.1%
    Olin Corp.                                                   386,022  14,101,384       0.1%
    Olympic Steel, Inc.                                           21,508     406,071       0.0%
*   OMNOVA Solutions, Inc.                                        71,601     791,191       0.0%
#*  Owens-Illinois, Inc.                                         397,530   9,496,992       0.1%
    Packaging Corp. of America                                   165,517  19,244,662       0.1%
    PH Glatfelter Co.                                             73,084   1,531,841       0.0%
*   Platform Specialty Products Corp.                            409,562   4,382,313       0.0%
    PolyOne Corp.                                                188,999   8,707,184       0.1%
    PPG Industries, Inc.                                         155,784  18,108,332       0.1%
    Praxair, Inc.                                                174,232  25,458,780       0.1%
    Quaker Chemical Corp.                                         21,876   3,397,780       0.0%
#   Rayonier Advanced Materials, Inc.                             80,813   1,161,283       0.0%
    Reliance Steel & Aluminum Co.                                140,625  10,805,625       0.1%
*   Resolute Forest Products, Inc.                                15,101      89,851       0.0%
#   Royal Gold, Inc.                                              98,036   8,245,808       0.1%
    RPM International, Inc.                                      165,260   8,813,316       0.1%
*   Ryerson Holding Corp.                                         20,813     183,154       0.0%
#   Schnitzer Steel Industries, Inc. Class A                      58,824   1,732,367       0.0%
    Schweitzer-Mauduit International, Inc.                        65,676   2,773,497       0.0%
#   Scotts Miracle-Gro Co. (The)                                 143,379  14,283,416       0.1%
#   Sealed Air Corp.                                             167,792   7,421,440       0.0%
    Sensient Technologies Corp.                                   69,070   5,252,773       0.0%
    Sherwin-Williams Co. (The)                                    55,080  21,764,862       0.1%
#   Silgan Holdings, Inc.                                        268,420   7,851,285       0.0%
    Sonoco Products Co.                                          215,887  11,180,788       0.1%
#   Southern Copper Corp.                                         72,234   3,102,450       0.0%
    Steel Dynamics, Inc.                                         438,405  16,313,050       0.1%
    Stepan Co.                                                    46,335   3,700,313       0.0%
*   Summit Materials, Inc. Class A                               202,374   6,354,544       0.0%
*   SunCoke Energy, Inc.                                         202,570   2,246,501       0.0%
#   Synalloy Corp.                                                12,101     173,044       0.0%
#*  TimkenSteel Corp.                                             93,613   1,310,582       0.0%
#*  Trecora Resources                                             15,645     190,087       0.0%
    Tredegar Corp.                                                22,811     441,393       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Materials -- (Continued)
    Trinseo SA                                                     109,697 $  7,788,487       0.0%
    Tronox, Ltd. Class A                                           139,029    3,680,098       0.0%
*   UFP Technologies, Inc.                                           1,701       52,476       0.0%
    United States Lime & Minerals, Inc.                              7,719      701,271       0.0%
#   United States Steel Corp.                                      261,199    6,613,559       0.0%
*   Universal Stainless & Alloy Products, Inc.                       7,128      146,124       0.0%
#*  US Concrete, Inc.                                               38,889    3,041,120       0.0%
    Valhi, Inc.                                                     66,024      287,204       0.0%
    Valvoline, Inc.                                                333,813    8,018,188       0.0%
#   Vulcan Materials Co.                                           125,932   15,332,221       0.1%
    Westlake Chemical Corp.                                        111,787    9,491,834       0.1%
    WestRock Co.                                                   187,417   11,494,285       0.1%
    Worthington Industries, Inc.                                   120,746    5,493,943       0.0%
    WR Grace & Co.                                                  98,122    7,505,352       0.0%
                                                                 --------- ------------       ---
Total Materials                                                             964,075,816       4.6%
                                                                 --------- ------------       ---
Real Estate -- (0.3%)
    Alexander & Baldwin, Inc.                                      108,352    4,901,845       0.0%
#*  Altisource Asset Management Corp.                                  909       76,697       0.0%
#*  Altisource Portfolio Solutions SA                               24,863      642,460       0.0%
*   Capital Properties, Inc. Class A                                   600        8,280       0.0%
*   CBRE Group, Inc. Class A                                       325,871   12,813,248       0.1%
    CKX Lands, Inc.                                                    743        8,284       0.0%
#   Colony NorthStar, Inc. Class A                                 251,966    3,094,143       0.0%
#   Consolidated-Tomoka Land Co.                                     8,116      474,948       0.0%
#*  Forestar Group, Inc.                                             7,963      141,741       0.0%
*   FRP Holdings, Inc.                                               9,000      399,150       0.0%
    Griffin Industrial Realty, Inc.                                  3,456      128,218       0.0%
    HFF, Inc. Class A                                              121,777    5,341,139       0.0%
#*  Howard Hughes Corp. (The)                                       65,351    8,340,748       0.0%
*   InterGroup Corp. (The)                                             200        4,820       0.0%
    Jones Lang LaSalle, Inc.                                        82,024   10,621,288       0.1%
#   Kennedy-Wilson Holdings, Inc.                                  176,905    3,440,802       0.0%
#*  Marcus & Millichap, Inc.                                        53,564    1,522,289       0.0%
#*  Maui Land & Pineapple Co., Inc.                                 14,194      226,394       0.0%
#   RE/MAX Holdings, Inc. Class A                                   32,972    2,192,638       0.0%
#   Realogy Holdings Corp.                                         280,851    9,079,913       0.1%
#*  St Joe Co. (The)                                               114,941    2,045,950       0.0%
    Stratus Properties, Inc.                                         8,588      255,493       0.0%
#*  Tejon Ranch Co.                                                 48,447      913,226       0.0%
*   Trinity Place Holdings, Inc.                                       892        6,422       0.0%
                                                                 --------- ------------       ---
Total Real Estate                                                            66,680,136       0.3%
                                                                 --------- ------------       ---
Telecommunication Services -- (1.9%)
*   Alaska Communications Systems Group, Inc.                       30,523       74,476       0.0%
#   AT&T, Inc.                                                   5,431,922  182,784,175       0.9%
    ATN International, Inc.                                         20,718    1,124,780       0.0%
*   Boingo Wireless, Inc.                                           80,500    1,882,090       0.0%
#   CenturyLink, Inc.                                              966,163   18,347,435       0.1%
#*  Cincinnati Bell, Inc.                                           78,883    1,506,665       0.0%
#   Cogent Communications Holdings, Inc.                            84,378    4,547,974       0.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Telecommunication Services -- (Continued)
#   Consolidated Communications Holdings, Inc.                     184,963 $  3,545,741       0.0%
#   Frontier Communications Corp.                                   51,423      622,733       0.0%
*   General Communication, Inc. Class A                             77,662    3,175,599       0.0%
#   IDT Corp. Class B                                               47,332      623,836       0.0%
#*  Iridium Communications, Inc.                                    57,785      693,420       0.0%
*   Level 3 Communications, Inc.                                   213,663   11,458,747       0.1%
*   Lumos Networks Corp.                                            35,138      631,078       0.0%
*   ORBCOMM, Inc.                                                   89,471    1,011,917       0.0%
#   Shenandoah Telecommunications Co.                              122,487    4,654,506       0.0%
    Spok Holdings, Inc.                                             22,770      385,951       0.0%
#*  Sprint Corp.                                                   736,287    4,815,317       0.0%
#*  Straight Path Communications, Inc. Class B                       5,292      960,551       0.0%
#*  T-Mobile US, Inc.                                              223,702   13,370,669       0.1%
    Telephone & Data Systems, Inc.                                 185,208    5,398,813       0.0%
*   United States Cellular Corp.                                    35,295    1,291,444       0.0%
    Verizon Communications, Inc.                                 2,990,619  143,160,932       0.7%
*   Vonage Holdings Corp.                                          304,681    2,477,057       0.0%
#   Windstream Holdings, Inc.                                      321,765      604,918       0.0%
#*  Zayo Group Holdings, Inc.                                      213,031    7,681,898       0.1%
                                                                           ------------       ---
Total Telecommunication Services                                            416,832,722       2.0%
                                                                           ------------       ---
Utilities -- (2.7%)
    AES Corp.                                                      491,756    5,227,366       0.0%
    ALLETE, Inc.                                                    86,402    6,769,597       0.0%
#   Alliant Energy Corp.                                           130,306    5,637,038       0.0%
    Ameren Corp.                                                   156,693    9,713,399       0.1%
    American Electric Power Co., Inc.                              223,245   16,611,660       0.1%
    American States Water Co.                                       60,676    3,261,335       0.0%
    American Water Works Co., Inc.                                 103,015    9,040,596       0.1%
#   Aqua America, Inc.                                             270,386    9,593,295       0.1%
    Artesian Resources Corp. Class A                                11,818      480,047       0.0%
    Atlantica Yield PLC                                            168,426    3,769,374       0.0%
    Atmos Energy Corp.                                             112,012    9,771,927       0.1%
#   Avangrid, Inc.                                                  72,795    3,765,685       0.0%
#   Avista Corp.                                                   102,979    5,379,623       0.0%
#   Black Hills Corp.                                               90,768    5,923,520       0.0%
#   California Water Service Group                                  79,007    3,318,294       0.0%
*   Calpine Corp.                                                  682,288   10,193,383       0.1%
#   CenterPoint Energy, Inc.                                       293,921    8,694,183       0.0%
    Chesapeake Utilities Corp.                                      27,827    2,241,465       0.0%
    CMS Energy Corp.                                               162,183    7,844,792       0.0%
#   Connecticut Water Service, Inc.                                 19,991    1,239,842       0.0%
    Consolidated Edison, Inc.                                      135,135   11,628,367       0.1%
    Consolidated Water Co., Ltd.                                    15,890      195,447       0.0%
#   Dominion Energy, Inc.                                          295,204   23,952,853       0.1%
    DTE Energy Co.                                                 118,655   13,106,631       0.1%
    Duke Energy Corp.                                              331,883   29,308,588       0.1%
#*  Dynegy, Inc.                                                   269,466    3,354,852       0.0%
    Edison International                                           143,214   11,449,959       0.1%
    El Paso Electric Co.                                            68,677    3,948,927       0.0%
    Entergy Corp.                                                  102,265    8,821,379       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Utilities -- (Continued)
#   Eversource Energy                                            196,244 $12,292,724       0.1%
    Exelon Corp.                                                 425,932  17,126,726       0.1%
#   FirstEnergy Corp.                                            251,792   8,296,546       0.0%
#   Genie Energy, Ltd. Class B                                    21,021     120,240       0.0%
    Great Plains Energy, Inc.                                    190,136   6,242,165       0.0%
#   Hawaiian Electric Industries, Inc.                           184,889   6,741,053       0.0%
#   IDACORP, Inc.                                                 88,451   8,140,145       0.0%
#   MDU Resources Group, Inc.                                    329,428   9,009,856       0.1%
    MGE Energy, Inc.                                              60,585   4,001,639       0.0%
    Middlesex Water Co.                                           27,881   1,212,266       0.0%
#   National Fuel Gas Co.                                        143,071   8,305,272       0.0%
    New Jersey Resources Corp.                                   146,866   6,528,194       0.0%
    NextEra Energy, Inc.                                         223,912  34,722,034       0.2%
    NiSource, Inc.                                               346,483   9,136,757       0.1%
    Northwest Natural Gas Co.                                     48,318   3,205,899       0.0%
#   NorthWestern Corp.                                            81,989   4,860,308       0.0%
#   NRG Energy, Inc.                                             627,398  15,684,950       0.1%
#   NRG Yield, Inc. Class A                                       60,894   1,117,405       0.0%
#   NRG Yield, Inc. Class C                                      107,784   2,004,782       0.0%
    OGE Energy Corp.                                             179,255   6,603,754       0.0%
    ONE Gas, Inc.                                                 88,484   6,811,498       0.0%
#   Ormat Technologies, Inc.                                      88,887   5,771,433       0.0%
    Otter Tail Corp.                                              65,414   3,005,773       0.0%
#   Pattern Energy Group, Inc.                                   145,187   3,349,464       0.0%
    PG&E Corp.                                                   231,480  13,372,600       0.1%
    Pinnacle West Capital Corp.                                   63,286   5,550,815       0.0%
#   PNM Resources, Inc.                                          134,561   5,839,947       0.0%
    Portland General Electric Co.                                147,629   7,047,808       0.0%
    PPL Corp.                                                    301,331  11,317,992       0.1%
    Public Service Enterprise Group, Inc.                        217,041  10,678,417       0.1%
    RGC Resources, Inc.                                            2,295      66,762       0.0%
    SCANA Corp.                                                   86,628   3,737,132       0.0%
    Sempra Energy                                                104,532  12,282,510       0.1%
    SJW Corp.                                                     33,073   1,961,560       0.0%
#   South Jersey Industries, Inc.                                132,982   4,517,399       0.0%
    Southern Co. (The)                                           468,944  24,478,877       0.1%
    Southwest Gas Holdings, Inc.                                  79,990   6,590,376       0.0%
#   Spark Energy, Inc. Class A                                    18,700     261,800       0.0%
#   Spire, Inc.                                                   80,844   6,382,634       0.0%
    UGI Corp.                                                    257,619  12,329,645       0.1%
    Unitil Corp.                                                  29,333   1,525,316       0.0%
#*  US Geothermal, Inc.                                           19,329      74,417       0.0%
    Vectren Corp.                                                139,173   9,483,248       0.1%
#   Vistra Energy Corp.                                           46,423     902,463       0.0%
#   WEC Energy Group, Inc.                                       193,857  13,064,023       0.1%
    Westar Energy, Inc.                                          168,421   9,007,155       0.1%
    WGL Holdings, Inc.                                            77,603   6,650,577       0.0%
    Xcel Energy, Inc.                                            239,387  11,854,444       0.1%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                                       PERCENTAGE
                                                                           SHARES        VALUE+      OF NET ASSETS**
                                                                         ----------- --------------- ---------------
Utilities -- (Continued)
            York Water Co. (The)                                              18,233 $       641,802        0.0%
                                                                                     ---------------      -----
Total Utilities                                                                          598,154,026        2.9%
                                                                                     ---------------      -----
TOTAL COMMON STOCKS                                                                   20,571,194,157       99.1%
                                                                                     ---------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                                53,451         180,130        0.0%
(degrees)   Media General, Inc. Contingent Value Rights                       34,446           3,445        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                         213,913         217,100        0.0%
(degrees)*  Safeway PDC, LLC Contingent Value Rights                         213,913              64        0.0%
                                                                                     ---------------      -----
TOTAL RIGHTS/WARRANTS                                                                        400,739        0.0%
                                                                                     ---------------      -----
TOTAL INVESTMENT SECURITIES                                                           20,571,594,896
                                                                                     ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               204,056,177     204,056,177        1.0%
                                                                                     ---------------      -----
SECURITIES LENDING COLLATERAL -- (7.3%)
(S)@        DFA Short Term Investment Fund                               141,806,720   1,640,845,561        7.9%
                                                                                     ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $15,441,560,554)                                 $22,416,496,634      108.0%
                                                                                     ===============      =====

At October 31, 2017, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)     1,245    12/15/17  $153,340,529 $160,150,575   $6,810,046
                                              ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                       $153,340,529 $160,150,575   $6,810,046
                                              ============ ============   ==========

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                --------------- -------------- ------- ---------------
Common Stocks
   Consumer Discretionary       $ 3,127,928,191 $          225   --    $ 3,127,928,416
   Consumer Staples               1,422,093,346             --   --      1,422,093,346
   Energy                           986,757,814             --   --        986,757,814
   Financials                     3,246,636,605             --   --      3,246,636,605
   Health Care                    2,401,913,570             --   --      2,401,913,570
   Industrials                    2,836,496,275             --   --      2,836,496,275
   Information Technology         4,503,625,431             --   --      4,503,625,431
   Materials                        964,075,816             --   --        964,075,816
   Real Estate                       66,680,136             --   --         66,680,136
   Telecommunication Services       416,832,722             --   --        416,832,722
   Utilities                        598,154,026             --   --        598,154,026
Rights/Warrants                              --        400,739   --            400,739
Temporary Cash Investments          204,056,177             --   --        204,056,177
Securities Lending Collateral                --  1,640,845,561   --      1,640,845,561
Futures Contracts**                   6,810,046             --   --          6,810,046
                                --------------- --------------   --    ---------------
TOTAL                           $20,782,060,155 $1,641,246,525   --    $22,423,306,680
                                =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                         U.S. CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
COMMON STOCKS -- (90.0%)
Consumer Discretionary -- (13.0%)
*   1-800-Flowers.com, Inc. Class A                              111,535 $  1,048,429       0.0%
    A.H. Belo Corp. Class A                                       42,957      208,341       0.0%
#   Aaron's, Inc.                                                196,372    7,226,490       0.0%
    Abercrombie & Fitch Co. Class A                              227,822    3,059,649       0.0%
#   Adient P.L.C.                                                127,262   10,735,822       0.1%
#   Adtalem Global Education, Inc.                               210,312    7,771,028       0.0%
    Advance Auto Parts, Inc.                                      84,420    6,900,491       0.0%
*   Amazon.com, Inc.                                             127,363  140,771,777       0.6%
#   AMC Entertainment Holdings, Inc. Class A                     113,714    1,580,625       0.0%
#*  AMC Networks, Inc. Class A                                    86,109    4,381,226       0.0%
#   AMCON Distributing Co.                                           668       60,120       0.0%
#*  America's Car-Mart, Inc.                                      24,894    1,066,708       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 367,294    6,534,160       0.0%
#   American Eagle Outfitters, Inc.                              708,266    9,221,623       0.1%
#*  American Outdoor Brands Corp.                                206,427    2,958,099       0.0%
*   American Public Education, Inc.                               52,951    1,059,020       0.0%
    Aramark                                                      455,604   19,905,339       0.1%
    Ark Restaurants Corp.                                          4,916      117,984       0.0%
*   Asbury Automotive Group, Inc.                                107,813    6,619,718       0.0%
#*  Ascena Retail Group, Inc.                                    514,817      998,745       0.0%
*   Ascent Capital Group, Inc. Class A                            34,102      383,648       0.0%
#*  At Home Group, Inc.                                           15,031      308,136       0.0%
#   Autoliv, Inc.                                                101,573   12,682,405       0.1%
#*  AutoNation, Inc.                                             297,776   14,114,582       0.1%
#*  AutoZone, Inc.                                                 9,128    5,380,956       0.0%
#*  AV Homes, Inc.                                                23,470      390,776       0.0%
*   Ballantyne Strong, Inc.                                       25,678      163,482       0.0%
#*  Barnes & Noble Education, Inc.                               146,974      801,008       0.0%
#   Barnes & Noble, Inc.                                         235,166    1,646,162       0.0%
    Bassett Furniture Industries, Inc.                            14,448      560,582       0.0%
    BBX Capital Corp.                                              4,406       35,645       0.0%
#   Beasley Broadcast Group, Inc. Class A                         14,994      141,693       0.0%
#*  Beazer Homes USA, Inc.                                       107,557    2,256,546       0.0%
#*  bebe stores, Inc.                                             11,353       62,555       0.0%
#   Bed Bath & Beyond, Inc.                                      411,167    8,182,223       0.1%
#*  Belmond, Ltd. Class A                                        337,015    4,431,747       0.0%
#   Best Buy Co., Inc.                                           790,787   44,268,256       0.2%
#   Big 5 Sporting Goods Corp.                                    53,318      338,569       0.0%
#   Big Lots, Inc.                                               230,147   11,808,843       0.1%
#*  Biglari Holdings, Inc.                                           738      263,791       0.0%
#*  BJ's Restaurants, Inc.                                        85,019    2,695,102       0.0%
#   Bloomin' Brands, Inc.                                        469,250    8,343,265       0.1%
#*  Bojangles', Inc.                                              21,198      259,676       0.0%
#*  Boot Barn Holdings, Inc.                                      27,009      222,284       0.0%
#   BorgWarner, Inc.                                             290,662   15,323,701       0.1%
    Bowl America, Inc. Class A                                     3,937       58,031       0.0%
#   Boyd Gaming Corp.                                             77,977    2,279,268       0.0%
#*  Bravo Brio Restaurant Group, Inc.                             59,705      119,410       0.0%
*   Bridgepoint Education, Inc.                                  116,596    1,128,649       0.0%
*   Bright Horizons Family Solutions, Inc.                       101,625    8,770,237       0.1%
#   Brinker International, Inc.                                   85,112    2,614,641       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Discretionary -- (Continued)
    Brunswick Corp.                                                269,306 $ 13,640,349       0.1%
#   Buckle, Inc. (The)                                              38,775      637,849       0.0%
#*  Buffalo Wild Wings, Inc.                                        54,005    6,383,391       0.0%
#*  Build-A-Bear Workshop, Inc.                                     67,264      524,659       0.0%
*   Burlington Stores, Inc.                                         70,265    6,597,181       0.0%
#   Cable One, Inc.                                                 13,616    9,664,773       0.1%
*   CafePress, Inc.                                                  9,095       18,463       0.0%
#   CalAtlantic Group, Inc.                                        336,275   16,591,808       0.1%
    Caleres, Inc.                                                  139,917    3,823,932       0.0%
    Callaway Golf Co.                                              258,665    3,732,536       0.0%
*   Cambium Learning Group, Inc.                                    97,191      594,809       0.0%
    Canterbury Park Holding Corp.                                      558        7,254       0.0%
    Capella Education Co.                                           47,682    3,883,699       0.0%
*   Career Education Corp.                                         254,762    2,720,858       0.0%
#*  CarMax, Inc.                                                   343,755   25,816,000       0.1%
    Carnival Corp.                                                 238,796   15,853,666       0.1%
#   Carriage Services, Inc.                                         54,618    1,414,606       0.0%
*   Carrols Restaurant Group, Inc.                                 151,163    1,700,584       0.0%
#   Carter's, Inc.                                                 108,662   10,510,875       0.1%
    Cato Corp. (The) Class A                                        72,857      936,941       0.0%
*   Cavco Industries, Inc.                                          19,715    3,093,284       0.0%
    CBS Corp. Class B                                              242,863   13,629,472       0.1%
#   CBS Corp. Class A                                               14,126      802,781       0.0%
#*  Central European Media Enterprises, Ltd. Class A                18,678       85,919       0.0%
*   Century Communities, Inc.                                       32,492      927,647       0.0%
*   Charter Communications, Inc. Class A                           212,965   71,166,514       0.3%
#   Cheesecake Factory, Inc. (The)                                 180,742    8,086,397       0.0%
#*  Cherokee, Inc.                                                  12,360       27,810       0.0%
    Chico's FAS, Inc.                                              491,524    3,927,277       0.0%
#   Children's Place, Inc. (The)                                    98,877   10,757,818       0.1%
#*  Chipotle Mexican Grill, Inc.                                     8,940    2,430,786       0.0%
    Choice Hotels International, Inc.                               68,656    4,788,756       0.0%
#*  Christopher & Banks Corp.                                       66,361       78,306       0.0%
#   Churchill Downs, Inc.                                           10,367    2,162,038       0.0%
#*  Chuy's Holdings, Inc.                                           58,889    1,325,003       0.0%
#   Cinemark Holdings, Inc.                                        414,604   15,066,709       0.1%
    Citi Trends, Inc.                                               47,540    1,034,470       0.0%
#*  Clarus Corp.                                                    34,722      253,471       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                    55,873      212,317       0.0%
    Collectors Universe, Inc.                                        8,599      212,911       0.0%
#   Columbia Sportswear Co.                                        152,949    9,540,959       0.1%
    Comcast Corp. Class A                                        5,784,188  208,404,294       0.9%
#*  Conn's, Inc.                                                    56,833    1,747,615       0.0%
#   Cooper Tire & Rubber Co.                                       208,906    6,852,117       0.0%
#*  Cooper-Standard Holdings, Inc.                                  70,303    7,837,378       0.0%
#   Core-Mark Holding Co., Inc.                                    130,456    4,443,331       0.0%
#   Cracker Barrel Old Country Store, Inc.                          64,779   10,113,945       0.1%
*   Crocs, Inc.                                                    186,295    1,900,209       0.0%
    Crown Crafts, Inc.                                              20,016      121,097       0.0%
#   CSS Industries, Inc.                                             8,600      257,828       0.0%
    Culp, Inc.                                                      43,461    1,377,714       0.0%
*   Daily Journal Corp.                                                426       98,875       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Dana, Inc.                                                     602,666 $18,375,286       0.1%
#   Darden Restaurants, Inc.                                       187,715  15,443,313       0.1%
#*  Dave & Buster's Entertainment, Inc.                            168,132   8,103,962       0.0%
#*  Deckers Outdoor Corp.                                          101,871   6,951,677       0.0%
*   Del Frisco's Restaurant Group, Inc.                             66,549     925,031       0.0%
*   Del Taco Restaurants, Inc.                                      74,396     944,085       0.0%
    Delphi Automotive P.L.C.                                        61,534   6,115,249       0.0%
#*  Delta Apparel, Inc.                                             15,491     324,227       0.0%
*   Denny's Corp.                                                  151,857   1,984,771       0.0%
#*  Destination Maternity Corp.                                     23,762      55,128       0.0%
#*  Destination XL Group, Inc.                                     166,505     333,010       0.0%
#   Dick's Sporting Goods, Inc.                                    262,198   6,415,985       0.0%
#   Dillard's, Inc. Class A                                        112,391   5,709,463       0.0%
#   DineEquity, Inc.                                                78,710   3,747,383       0.0%
#*  Discovery Communications, Inc. Class A                         246,474   4,653,429       0.0%
*   Discovery Communications, Inc. Class B                           1,502      35,522       0.0%
*   Discovery Communications, Inc. Class C                         281,372   5,011,235       0.0%
*   DISH Network Corp. Class A                                      55,771   2,707,124       0.0%
#*  Dixie Group, Inc. (The)                                         32,147     123,766       0.0%
#   Dollar General Corp.                                           348,634  28,183,573       0.1%
*   Dollar Tree, Inc.                                              396,758  36,204,167       0.2%
#   Domino's Pizza, Inc.                                            62,651  11,465,133       0.1%
#*  Dorman Products, Inc.                                           95,202   6,579,410       0.0%
    Dover Motorsports, Inc.                                          9,156      17,854       0.0%
    DR Horton, Inc.                                                514,908  22,764,083       0.1%
#   DSW, Inc. Class A                                              239,254   4,581,714       0.0%
#   Dunkin' Brands Group, Inc.                                     122,838   7,256,041       0.0%
#   Educational Development Corp.                                    3,809      47,613       0.0%
*   El Pollo Loco Holdings, Inc.                                    16,632     191,268       0.0%
#*  Eldorado Resorts, Inc.                                          51,804   1,331,363       0.0%
*   Emerson Radio Corp.                                             26,350      37,944       0.0%
#   Entercom Communications Corp. Class A                           45,939     507,626       0.0%
    Entravision Communications Corp. Class A                       227,920   1,185,184       0.0%
    Escalade, Inc.                                                  18,999     234,638       0.0%
#   Ethan Allen Interiors, Inc.                                     86,690   2,579,028       0.0%
*   EVINE Live, Inc.                                                82,152      94,475       0.0%
#*  EW Scripps Co. (The) Class A                                   164,813   2,857,857       0.0%
#   Expedia, Inc.                                                  126,330  15,748,298       0.1%
#*  Express, Inc.                                                  296,365   2,006,391       0.0%
    Extended Stay America, Inc.                                    656,064  13,003,188       0.1%
#*  Famous Dave's of America, Inc.                                  10,924      43,150       0.0%
#*  Fiesta Restaurant Group, Inc.                                   83,587   1,383,365       0.0%
#   Finish Line, Inc. (The) Class A                                127,170   1,178,866       0.0%
#*  Five Below, Inc.                                               106,962   5,909,650       0.0%
    Flanigan's Enterprises, Inc.                                     1,000      21,600       0.0%
    Flexsteel Industries, Inc.                                      10,771     541,458       0.0%
#   Foot Locker, Inc.                                              255,692   7,691,215       0.0%
    Ford Motor Co.                                               4,314,222  52,935,504       0.2%
#*  Fossil Group, Inc.                                              79,097     623,284       0.0%
#*  Fox Factory Holding Corp.                                      125,850   5,354,917       0.0%
*   Francesca's Holdings Corp.                                     164,959   1,067,285       0.0%
#   Fred's, Inc. Class A                                           124,227     547,841       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   FTD Cos., Inc.                                                  60,874 $   657,439       0.0%
*   Full House Resorts, Inc.                                        23,954      67,790       0.0%
#*  G-III Apparel Group, Ltd.                                      161,077   4,081,691       0.0%
*   Gaia, Inc.                                                      13,370     162,446       0.0%
#   GameStop Corp. Class A                                         343,224   6,414,857       0.0%
    Gannett Co., Inc.                                              365,524   3,180,059       0.0%
#   Gap, Inc. (The)                                                785,913  20,425,879       0.1%
#   Garmin, Ltd.                                                   147,695   8,361,014       0.1%
    General Motors Co.                                           1,628,062  69,974,105       0.3%
*   Genesco, Inc.                                                   53,583   1,312,784       0.0%
#   Gentex Corp.                                                   848,664  16,472,568       0.1%
*   Gentherm, Inc.                                                 122,161   4,092,394       0.0%
#   Genuine Parts Co.                                              278,239  24,549,027       0.1%
*   Good Times Restaurants, Inc.                                     1,600       4,560       0.0%
#   Goodyear Tire & Rubber Co. (The)                               593,621  18,158,866       0.1%
#*  GoPro, Inc. Class A                                            175,969   1,835,357       0.0%
    Graham Holdings Co. Class B                                     10,155   5,650,750       0.0%
#*  Grand Canyon Education, Inc.                                   170,995  15,305,762       0.1%
#*  Gray Television, Inc.                                          214,420   3,338,519       0.0%
*   Gray Television, Inc. Class A                                    3,160      40,290       0.0%
*   Green Brick Partners, Inc.                                       5,108      55,422       0.0%
#   Group 1 Automotive, Inc.                                        66,734   5,243,290       0.0%
#*  Groupon, Inc.                                                  809,964   3,863,528       0.0%
#   Guess?, Inc.                                                   282,107   4,572,954       0.0%
#   H&R Block, Inc.                                                255,819   6,328,962       0.0%
#*  Habit Restaurants, Inc. (The) Class A                            1,400      17,220       0.0%
*   Hamilton Beach Brands Holding Co. Class A                       16,271     630,827       0.0%
#   Hamilton Beach Brands Holding Co. Class B                       16,271     630,827       0.0%
#   Hanesbrands, Inc.                                              231,874   5,217,165       0.0%
#   Harley-Davidson, Inc.                                          354,723  16,792,587       0.1%
*   Harte-Hanks, Inc.                                              158,766     165,117       0.0%
    Hasbro, Inc.                                                    54,628   5,058,007       0.0%
    Haverty Furniture Cos., Inc.                                    60,743   1,448,721       0.0%
    Haverty Furniture Cos., Inc. Class A                             2,523      59,984       0.0%
#*  Helen of Troy, Ltd.                                             79,201   7,357,773       0.0%
#*  Hemisphere Media Group, Inc.                                    13,702     167,164       0.0%
#*  Hibbett Sports, Inc.                                            53,369     683,123       0.0%
*   Hilton Grand Vacations, Inc.                                   140,258   5,744,968       0.0%
    Hilton Worldwide Holdings, Inc.                                151,369  10,940,951       0.1%
    Home Depot, Inc. (The)                                         371,215  61,540,023       0.3%
    Hooker Furniture Corp.                                          36,201   1,715,927       0.0%
#*  Horizon Global Corp.                                            52,306     848,926       0.0%
#*  Houghton Mifflin Harcourt Co.                                  356,639   3,530,726       0.0%
    HSN, Inc.                                                       95,445   3,598,277       0.0%
*   Hyatt Hotels Corp. Class A                                      76,301   4,781,021       0.0%
#*  Iconix Brand Group, Inc.                                       178,231     292,299       0.0%
#   ILG, Inc.                                                      304,492   9,034,278       0.1%
#*  IMAX Corp.                                                      48,102   1,166,474       0.0%
*   Installed Building Products, Inc.                               75,314   5,249,386       0.0%
#   International Game Technology P.L.C.                            89,149   2,095,002       0.0%
#   Interpublic Group of Cos., Inc. (The)                          694,699  13,372,956       0.1%
#*  iRobot Corp.                                                    59,495   3,997,469       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                        SHARES    VALUE+    OF NET ASSETS**
                                                                        ------- ----------- ---------------
Consumer Discretionary -- (Continued)
*          J Alexander's Holdings, Inc.                                  26,777 $   281,159       0.0%
           Jack in the Box, Inc.                                         60,844   6,297,962       0.0%
#*         JAKKS Pacific, Inc.                                           27,534      75,719       0.0%
#*         Jamba, Inc.                                                   24,893     204,620       0.0%
#*         JC Penney Co., Inc.                                          949,228   2,657,838       0.0%
#          John Wiley & Sons, Inc. Class A                              144,909   7,919,277       0.0%
           John Wiley & Sons, Inc. Class B                                7,502     410,922       0.0%
           Johnson Outdoors, Inc. Class A                                21,861   1,644,166       0.0%
*          K12, Inc.                                                    119,054   1,931,056       0.0%
#          KB Home                                                      120,600   3,308,058       0.0%
*          Kirkland's, Inc.                                              64,140     750,438       0.0%
#          Kohl's Corp.                                                 418,240  17,465,702       0.1%
*          Kona Grill, Inc.                                              11,997      40,190       0.0%
*          Koss Corp.                                                     4,495       6,967       0.0%
#          L Brands, Inc.                                                53,144   2,287,318       0.0%
*          La Quinta Holdings, Inc.                                     388,051   6,837,459       0.0%
           La-Z-Boy, Inc.                                               158,712   4,277,288       0.0%
*          Lakeland Industries, Inc.                                     21,151     335,243       0.0%
#*         Lands' End, Inc.                                              37,689     410,810       0.0%
           Las Vegas Sands Corp.                                        158,830  10,066,645       0.1%
(degrees)* Lazare Kaplan International, Inc.                              3,667         516       0.0%
#          LCI Industries                                               104,215  12,901,817       0.1%
           Lear Corp.                                                   154,791  27,179,752       0.1%
#*         Lee Enterprises, Inc.                                         46,810     105,323       0.0%
#          Leggett & Platt, Inc.                                        138,328   6,537,381       0.0%
           Lennar Corp. Class A                                         258,509  14,391,196       0.1%
#          Lennar Corp. Class B                                          29,753   1,426,656       0.0%
           Libbey, Inc.                                                  98,478     673,590       0.0%
*          Liberty Broadband Corp. Class A                               43,090   3,714,789       0.0%
*          Liberty Broadband Corp. Class B                                1,306     114,327       0.0%
#*         Liberty Broadband Corp. Class C                              154,309  13,469,633       0.1%
*          Liberty Expedia Holdings, Inc. Class A                        95,817   4,417,164       0.0%
*          Liberty Interactive Corp., QVC Group Class A                 477,554  10,850,027       0.1%
*          Liberty Interactive Corp., QVC Group Class B                   1,143      26,032       0.0%
#*         Liberty Media Corp.-Liberty Braves Class A                     9,515     223,412       0.0%
*          Liberty Media Corp.-Liberty Braves Class B                       522      13,068       0.0%
#*         Liberty Media Corp.-Liberty Braves Class C                    19,527     461,032       0.0%
#*         Liberty Media Corp.-Liberty Formula One Class A               23,788     865,883       0.0%
*          Liberty Media Corp.-Liberty Formula One Class C               48,819   1,861,957       0.0%
*          Liberty Media Corp.-Liberty SiriusXM Class A                  95,152   3,968,790       0.0%
*          Liberty Media Corp.-Liberty SiriusXM Class B                   5,224     221,942       0.0%
*          Liberty Media Corp.-Liberty SiriusXM Class C                 195,276   8,133,245       0.0%
           Liberty Tax, Inc.                                              9,264     120,895       0.0%
*          Liberty TripAdvisor Holdings, Inc. Class A                   237,858   2,568,866       0.0%
*          Liberty TripAdvisor Holdings, Inc. Class B                     1,138      13,969       0.0%
#*         Liberty Ventures Series A                                    160,448   9,139,118       0.1%
           Lifetime Brands, Inc.                                         20,096     374,790       0.0%
*          Lincoln Educational Services Corp.                            56,293     124,970       0.0%
#*         Lindblad Expeditions Holdings, Inc.                            2,732      29,287       0.0%
#*         Lions Gate Entertainment Corp. Class A                       121,353   3,521,664       0.0%
#*         Lions Gate Entertainment Corp. Class B                       195,517   5,408,000       0.0%
#          Lithia Motors, Inc. Class A                                   92,148  10,429,311       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Live Nation Entertainment, Inc.                              355,758 $15,575,085       0.1%
*   LKQ Corp.                                                    381,999  14,397,542       0.1%
    Lowe's Cos., Inc.                                            315,012  25,185,209       0.1%
*   Luby's, Inc.                                                  66,723     160,802       0.0%
#*  Lululemon Athletica, Inc.                                     80,983   4,981,264       0.0%
#*  Lumber Liquidators Holdings, Inc.                             34,916   1,074,714       0.0%
*   M/I Homes, Inc.                                               73,907   2,468,494       0.0%
#   Macy's, Inc.                                                 395,927   7,427,591       0.0%
*   Madison Square Garden Co. (The) Class A                       44,054   9,810,385       0.1%
*   Malibu Boats, Inc. Class A                                    53,495   1,669,044       0.0%
    Marcus Corp. (The)                                            36,010     977,672       0.0%
#   Marine Products Corp.                                         27,683     397,805       0.0%
#*  MarineMax, Inc.                                               83,130   1,542,062       0.0%
#   Marriott International, Inc. Class A                         128,710  15,378,271       0.1%
#   Marriott Vacations Worldwide Corp.                            91,900  12,095,878       0.1%
#   Mattel, Inc.                                                 330,028   4,659,995       0.0%
#*  McClatchy Co. (The) Class A                                   11,992     118,121       0.0%
    McDonald's Corp.                                             283,387  47,300,124       0.2%
#   MDC Holdings, Inc.                                           177,931   6,590,564       0.0%
#   Meredith Corp.                                               156,809   8,310,877       0.1%
#*  Meritage Homes Corp.                                         131,485   6,403,319       0.0%
#   MGM Resorts International                                    497,634  15,600,826       0.1%
#*  Michael Kors Holdings, Ltd.                                  384,277  18,756,560       0.1%
#*  Michaels Cos., Inc. (The)                                    213,141   4,139,198       0.0%
*   Modine Manufacturing Co.                                     146,248   3,078,520       0.0%
*   Mohawk Industries, Inc.                                      101,341  26,527,020       0.1%
*   Monarch Casino & Resort, Inc.                                  6,743     300,805       0.0%
#   Monro, Inc.                                                  107,830   5,321,410       0.0%
#*  Motorcar Parts of America, Inc.                               59,710   1,726,216       0.0%
#   Movado Group, Inc.                                            38,912   1,077,862       0.0%
#*  MSG Networks, Inc. Class A                                   162,855   2,825,534       0.0%
#*  Murphy USA, Inc.                                             175,876  13,078,139       0.1%
#*  Nathan's Famous, Inc.                                          8,785     712,464       0.0%
#   National CineMedia, Inc.                                     118,249     795,816       0.0%
#*  Nautilus, Inc.                                               127,899   1,662,687       0.0%
*   Netflix, Inc.                                                 50,787   9,976,090       0.1%
#*  Nevada Gold & Casinos, Inc.                                    1,100       2,376       0.0%
*   New Home Co., Inc. (The)                                       1,923      22,364       0.0%
    New Media Investment Group, Inc.                              48,008     766,688       0.0%
#*  New York & Co., Inc.                                         197,142     339,084       0.0%
#   New York Times Co. (The) Class A                             350,675   6,697,892       0.0%
    Newell Brands, Inc.                                          148,203   6,043,718       0.0%
    News Corp. Class A                                           522,614   7,138,907       0.0%
    News Corp. Class B                                           257,058   3,573,106       0.0%
#   Nexstar Media Group, Inc. Class A                            179,834  11,473,409       0.1%
    NIKE, Inc. Class B                                           492,833  27,100,887       0.1%
    Nobility Homes, Inc.                                           2,557      43,162       0.0%
#   Nordstrom, Inc.                                              126,183   5,003,156       0.0%
#*  Norwegian Cruise Line Holdings, Ltd.                         286,103  15,950,242       0.1%
#   Nutrisystem, Inc.                                             85,368   4,264,132       0.0%
*   NVR, Inc.                                                      4,719  15,484,785       0.1%
#*  O'Reilly Automotive, Inc.                                     45,492   9,596,537       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Office Depot, Inc.                                           1,686,841 $ 5,229,207       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                          118,573   5,294,284       0.0%
#   Omnicom Group, Inc.                                            158,703  10,663,255       0.1%
#*  Overstock.com, Inc.                                             80,691   3,703,717       0.0%
#   Oxford Industries, Inc.                                         57,040   3,684,784       0.0%
    P&F Industries, Inc. Class A                                     2,869      21,661       0.0%
#   Papa John's International, Inc.                                 72,472   4,931,720       0.0%
#*  Papa Murphy's Holdings, Inc.                                     2,107      11,694       0.0%
#*  Party City Holdco, Inc.                                         18,255     203,543       0.0%
    Peak Resorts, Inc.                                              25,755     118,473       0.0%
#*  Penn National Gaming, Inc.                                     100,413   2,619,775       0.0%
#   Penske Automotive Group, Inc.                                  307,006  14,312,620       0.1%
*   Perry Ellis International, Inc.                                 25,247     588,003       0.0%
    PetMed Express, Inc.                                            39,873   1,409,909       0.0%
*   PICO Holdings, Inc.                                             40,315     761,954       0.0%
#   Pier 1 Imports, Inc.                                           216,568     900,923       0.0%
*   Pinnacle Entertainment, Inc.                                    89,967   2,327,446       0.0%
#   Planet Fitness, Inc. Class A                                   192,198   5,120,155       0.0%
*   Playa Hotels & Resorts NV                                        6,188      63,922       0.0%
#   Polaris Industries, Inc.                                       155,049  18,362,453       0.1%
#   Pool Corp.                                                      69,216   8,359,908       0.1%
#*  Potbelly Corp.                                                  77,448     933,248       0.0%
*   Priceline Group, Inc. (The)                                     13,769  26,325,777       0.1%
    PulteGroup, Inc.                                               634,433  19,178,910       0.1%
    PVH Corp.                                                      114,564  14,527,861       0.1%
*   QEP Co., Inc.                                                      670      19,397       0.0%
    Ralph Lauren Corp.                                              67,278   6,016,672       0.0%
#   RCI Hospitality Holdings, Inc.                                  15,909     438,293       0.0%
*   Reading International, Inc. Class A                             34,106     533,759       0.0%
*   Reading International, Inc. Class B                                300       6,743       0.0%
#*  Red Lion Hotels Corp.                                           40,680     357,984       0.0%
#*  Red Robin Gourmet Burgers, Inc.                                 46,476   3,178,958       0.0%
#   Red Rock Resorts, Inc. Class A                                 153,369   3,777,478       0.0%
#   Regal Entertainment Group Class A                              191,649   3,133,461       0.0%
*   Regis Corp.                                                     95,455   1,425,143       0.0%
#   Rent-A-Center, Inc.                                            103,534   1,029,128       0.0%
#*  RH                                                              79,179   7,119,776       0.0%
    Rocky Brands, Inc.                                              11,845     216,764       0.0%
    Ross Stores, Inc.                                              179,080  11,369,789       0.1%
    Royal Caribbean Cruises, Ltd.                                  235,281  29,120,729       0.1%
*   Ruby Tuesday, Inc.                                             191,336     453,466       0.0%
#   Ruth's Hospitality Group, Inc.                                 148,715   3,137,887       0.0%
#   Saga Communications, Inc. Class A                                5,094     222,863       0.0%
#   Salem Media Group, Inc.                                         52,261     334,470       0.0%
#*  Sally Beauty Holdings, Inc.                                    280,307   4,852,114       0.0%
#   Scholastic Corp.                                                72,305   2,670,947       0.0%
#*  Scientific Games Corp. Class A                                 105,281   5,011,376       0.0%
    Scripps Networks Interactive, Inc. Class A                     188,625  15,708,690       0.1%
#   SeaWorld Entertainment, Inc.                                   309,408   3,552,004       0.0%
#*  Sequential Brands Group, Inc.                                    4,342      11,289       0.0%
#   Service Corp. International                                    420,912  14,925,540       0.1%
*   ServiceMaster Global Holdings, Inc.                            288,322  13,582,849       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Shake Shack, Inc. Class A                                      1,019 $    38,681       0.0%
#*  Shiloh Industries, Inc.                                       72,465     672,475       0.0%
#   Shoe Carnival, Inc.                                           38,670     725,836       0.0%
#*  Shutterfly, Inc.                                              92,317   3,941,936       0.0%
#   Signet Jewelers, Ltd.                                        214,526  14,066,470       0.1%
#   Sinclair Broadcast Group, Inc. Class A                       266,164   8,437,399       0.1%
#   Sirius XM Holdings, Inc.                                     520,537   2,831,721       0.0%
#   Six Flags Entertainment Corp.                                121,738   7,643,929       0.0%
*   Skechers U.S.A., Inc. Class A                                399,012  12,736,463       0.1%
#*  Skyline Corp.                                                 10,884     135,941       0.0%
    Sleep Number Corp.                                           173,427   5,636,377       0.0%
#   Sonic Automotive, Inc. Class A                               114,269   2,268,240       0.0%
#   Sonic Corp.                                                   97,205   2,469,007       0.0%
#*  Sotheby's                                                    145,988   7,565,098       0.0%
    Speedway Motorsports, Inc.                                   118,107   2,356,235       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                          99,442     407,712       0.0%
#   Stage Stores, Inc.                                            88,805     147,416       0.0%
    Standard Motor Products, Inc.                                 75,305   3,288,569       0.0%
    Stanley Furniture Co., Inc.                                   15,342      16,876       0.0%
    Starbucks Corp.                                              429,201  23,537,383       0.1%
#   Stein Mart, Inc.                                             137,185     146,788       0.0%
*   Steven Madden, Ltd.                                          196,019   7,644,741       0.0%
*   Stoneridge, Inc.                                             107,534   2,445,323       0.0%
    Strattec Security Corp.                                        8,355     385,583       0.0%
#   Strayer Education, Inc.                                       51,380   4,815,847       0.0%
#   Sturm Ruger & Co., Inc.                                       41,089   2,035,960       0.0%
    Superior Industries International, Inc.                       46,522     723,417       0.0%
    Superior Uniform Group, Inc.                                  31,922     749,209       0.0%
*   Sypris Solutions, Inc.                                        26,299      37,082       0.0%
#   Tailored Brands, Inc.                                         22,042     340,549       0.0%
*   Tandy Leather Factory, Inc.                                   25,740     202,059       0.0%
    Tapestry, Inc.                                               469,310  18,195,149       0.1%
#   Target Corp.                                                 412,198  24,336,170       0.1%
*   Taylor Morrison Home Corp. Class A                           239,484   5,783,539       0.0%
#   TEGNA, Inc.                                                  671,442   8,211,736       0.1%
#*  Tempur Sealy International, Inc.                              85,531   5,591,161       0.0%
#   Tenneco, Inc.                                                157,351   9,143,667       0.1%
#*  Tesla, Inc.                                                   10,234   3,392,878       0.0%
    Texas Roadhouse, Inc.                                        179,923   8,997,949       0.1%
#   Thor Industries, Inc.                                        236,823  32,260,029       0.2%
#   Tiffany & Co.                                                183,527  17,181,798       0.1%
#   Tile Shop Holdings, Inc.                                      74,372     635,881       0.0%
    Tilly's, Inc. Class A                                         15,774     187,868       0.0%
    Time Warner, Inc.                                            819,384  80,537,253       0.4%
    Time, Inc.                                                   308,179   3,574,876       0.0%
    TJX Cos., Inc. (The)                                         188,348  13,146,690       0.1%
#   Toll Brothers, Inc.                                          362,535  16,691,111       0.1%
*   TopBuild Corp.                                                76,336   5,037,413       0.0%
    Tower International, Inc.                                     91,908   2,794,003       0.0%
#*  Town Sports International Holdings, Inc.                      30,008     180,048       0.0%
*   Townsquare Media, Inc. Class A                                 3,578      37,354       0.0%
#   Tractor Supply Co.                                            95,125   5,732,232       0.0%

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Consumer Discretionary -- (Continued)
*   Trans World Entertainment Corp.                                  1,798 $        3,236       0.0%
#*  TRI Pointe Group, Inc.                                         326,148      5,769,558       0.0%
    Tribune Media Co. Class A                                       10,447        427,596       0.0%
#*  TripAdvisor, Inc.                                              110,217      4,133,138       0.0%
*   tronc, Inc.                                                     12,180        180,081       0.0%
#*  Tuesday Morning Corp.                                           84,310        261,361       0.0%
    Tupperware Brands Corp.                                         80,550      4,732,313       0.0%
#   Twenty-First Century Fox, Inc. Class A                         767,213     20,062,620       0.1%
    Twenty-First Century Fox, Inc. Class B                         393,082     10,003,937       0.1%
#*  Ulta Salon Cosmetics & Fragrance, Inc.                          39,676      8,006,220       0.0%
#*  Under Armour, Inc. Class A                                     246,086      3,080,997       0.0%
#*  Under Armour, Inc. Class C                                     309,727      3,571,152       0.0%
*   Unifi, Inc.                                                     36,434      1,386,314       0.0%
    Unique Fabricating, Inc.                                        10,820         92,836       0.0%
*   Universal Electronics, Inc.                                     37,465      2,247,900       0.0%
*   Universal Technical Institute, Inc.                             54,991        183,120       0.0%
#*  Urban One, Inc.                                                 33,982         59,469       0.0%
#*  Urban Outfitters, Inc.                                         371,363      9,105,821       0.1%
*   US Auto Parts Network, Inc.                                     60,430        154,701       0.0%
    Vail Resorts, Inc.                                              51,059     11,693,532       0.1%
#*  Vera Bradley, Inc.                                             110,245        793,764       0.0%
    VF Corp.                                                       147,981     10,306,877       0.1%
#   Viacom, Inc. Class A                                             8,444        253,742       0.0%
    Viacom, Inc. Class B                                           582,858     14,006,078       0.1%
#*  Vista Outdoor, Inc.                                            184,694      3,861,952       0.0%
*   Visteon Corp.                                                  111,275     14,025,101       0.1%
#*  Vitamin Shoppe, Inc.                                            75,948        349,361       0.0%
#*  VOXX International Corp.                                        59,653        399,675       0.0%
*   Walking Co. Holdings, Inc. (The)                                   329          1,193       0.0%
    Walt Disney Co. (The)                                        1,012,945     99,076,150       0.5%
*   Wayfair, Inc. Class A                                           15,320      1,070,868       0.0%
*   Weight Watchers International, Inc.                             78,285      3,516,562       0.0%
#   Wendy's Co. (The)                                              860,065     13,081,589       0.1%
#   Weyco Group, Inc.                                               15,507        421,635       0.0%
#   Whirlpool Corp.                                                116,886     19,161,122       0.1%
#*  William Lyon Homes Class A                                      70,063      1,944,248       0.0%
#   Williams-Sonoma, Inc.                                          372,360     19,213,776       0.1%
#   Wingstop, Inc.                                                  66,272      2,244,633       0.0%
    Winmark Corp.                                                    6,526        853,275       0.0%
#   Winnebago Industries, Inc.                                     100,862      4,957,367       0.0%
    Wolverine World Wide, Inc.                                     268,941      7,342,089       0.0%
#   World Wrestling Entertainment, Inc. Class A                     60,913      1,616,022       0.0%
#   Wyndham Worldwide Corp.                                        155,396     16,604,063       0.1%
#   Wynn Resorts, Ltd.                                              61,318      9,043,792       0.1%
    Yum! Brands, Inc.                                               93,374      6,951,694       0.0%
*   ZAGG, Inc.                                                      95,312      1,491,633       0.0%
#*  Zumiez, Inc.                                                    83,902      1,480,870       0.0%
                                                                           --------------      ----
Total Consumer Discretionary                                                3,229,791,264      14.3%
                                                                           --------------      ----
Consumer Staples -- (5.4%)
#   Alico, Inc.                                                     16,789        552,358       0.0%

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Staples -- (Continued)
#*  Alliance One International, Inc.                                27,945 $   299,012       0.0%
    Altria Group, Inc.                                             570,837  36,659,152       0.2%
    Andersons, Inc. (The)                                           90,825   3,401,396       0.0%
    Archer-Daniels-Midland Co.                                     347,287  14,193,620       0.1%
#*  Avon Products, Inc.                                            632,950   1,443,126       0.0%
#   B&G Foods, Inc.                                                254,798   8,102,576       0.0%
#*  Blue Buffalo Pet Products, Inc.                                293,307   8,485,372       0.0%
#   Bob Evans Farms, Inc.                                           71,017   5,481,802       0.0%
#*  Boston Beer Co., Inc. (The) Class A                             37,073   6,600,848       0.0%
*   Bridgford Foods Corp.                                            7,329      94,984       0.0%
#   Brown-Forman Corp. Class A                                      40,159   2,302,315       0.0%
#   Brown-Forman Corp. Class B                                     159,497   9,094,519       0.1%
    Bunge, Ltd.                                                    218,674  15,040,398       0.1%
#*  Cal-Maine Foods, Inc.                                          143,614   6,462,630       0.0%
#   Calavo Growers, Inc.                                            46,134   3,400,076       0.0%
#   Campbell Soup Co.                                              201,109   9,526,533       0.1%
#   Casey's General Stores, Inc.                                   137,548  15,758,874       0.1%
*   CCA Industries, Inc.                                             5,962      17,856       0.0%
#*  Central Garden & Pet Co.                                        37,402   1,428,008       0.0%
*   Central Garden & Pet Co. Class A                               125,411   4,628,920       0.0%
#*  Chefs' Warehouse, Inc. (The)                                    72,546   1,447,293       0.0%
    Church & Dwight Co., Inc.                                      161,644   7,301,459       0.0%
#   Clorox Co. (The)                                                84,435  10,683,561       0.1%
#   Coca-Cola Bottling Co. Consolidated                             30,092   6,787,552       0.0%
    Coca-Cola Co. (The)                                          1,420,248  65,303,003       0.3%
*   Coffee Holding Co., Inc.                                         5,400      22,518       0.0%
    Colgate-Palmolive Co.                                          191,018  13,457,218       0.1%
    Conagra Brands, Inc.                                           309,017  10,556,021       0.1%
    Constellation Brands, Inc. Class A                              74,288  16,275,758       0.1%
    Constellation Brands, Inc. Class B                               5,100   1,105,425       0.0%
    Costco Wholesale Corp.                                         185,494  29,879,374       0.1%
#   Coty, Inc. Class A                                           1,026,725  15,811,565       0.1%
#*  Craft Brew Alliance, Inc.                                       46,536     849,282       0.0%
*   Crimson Wine Group, Ltd.                                        24,913     252,867       0.0%
    CVS Health Corp.                                               988,292  67,727,651       0.3%
*   Darling Ingredients, Inc.                                      420,928   7,681,936       0.0%
#   Dean Foods Co.                                                 349,249   3,405,178       0.0%
#   Dr Pepper Snapple Group, Inc.                                  124,141  10,633,918       0.1%
#*  Edgewell Personal Care Co.                                     169,992  11,037,581       0.1%
#   Energizer Holdings, Inc.                                        93,292   4,010,623       0.0%
    Estee Lauder Cos., Inc. (The) Class A                           44,234   4,945,804       0.0%
#*  Farmer Brothers Co.                                             54,049   1,834,964       0.0%
#   Flowers Foods, Inc.                                            712,944  13,567,324       0.1%
    Fresh Del Monte Produce, Inc.                                  129,685   5,772,279       0.0%
#   General Mills, Inc.                                            229,739  11,928,049       0.1%
#*  Hain Celestial Group, Inc. (The)                               198,495   7,149,790       0.0%
#*  Herbalife, Ltd.                                                 93,162   6,765,424       0.0%
    Hershey Co. (The)                                               23,910   2,538,764       0.0%
#   Hormel Foods Corp.                                             574,133  17,889,984       0.1%
#*  Hostess Brands, Inc.                                           226,552   2,612,145       0.0%
*   HRG Group, Inc.                                                432,224   7,010,673       0.0%
    Ingles Markets, Inc. Class A                                    38,967     907,931       0.0%

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
    Ingredion, Inc.                                                185,394 $ 23,239,138       0.1%
    Inter Parfums, Inc.                                             81,861    3,790,164       0.0%
#*  Inventure Foods, Inc.                                           11,729       46,916       0.0%
#   J&J Snack Foods Corp.                                           52,259    6,959,331       0.0%
#   JM Smucker Co. (The)                                           141,982   15,057,191       0.1%
#   John B. Sanfilippo & Son, Inc.                                  31,946    1,880,022       0.0%
#   Kellogg Co.                                                     72,936    4,560,688       0.0%
    Kimberly-Clark Corp.                                            75,775    8,525,445       0.1%
    Kraft Heinz Co. (The)                                          363,322   28,095,690       0.1%
#   Kroger Co. (The)                                               595,487   12,326,581       0.1%
    Lamb Weston Holdings, Inc.                                      70,727    3,606,370       0.0%
#   Lancaster Colony Corp.                                          56,416    7,064,412       0.0%
#*  Landec Corp.                                                    83,948    1,112,311       0.0%
*   Lifeway Foods, Inc.                                             20,090      202,105       0.0%
    Limoneira Co.                                                    5,779      134,940       0.0%
    Mannatech, Inc.                                                  2,600       37,440       0.0%
    McCormick & Co., Inc.                                            3,330      332,267       0.0%
#   McCormick & Co., Inc. Non-Voting                                57,263    5,699,386       0.0%
    Medifast, Inc.                                                  61,353    3,828,427       0.0%
#   MGP Ingredients, Inc.                                           71,438    4,854,926       0.0%
    Molson Coors Brewing Co. Class A                                 1,020       84,584       0.0%
    Molson Coors Brewing Co. Class B                               235,549   19,048,848       0.1%
    Mondelez International, Inc. Class A                           875,835   36,285,844       0.2%
*   Monster Beverage Corp.                                         182,703   10,583,985       0.1%
#   National Beverage Corp.                                         67,691    6,626,949       0.0%
*   Natural Alternatives International, Inc.                        15,351      162,721       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                        12,339       60,584       0.0%
#   Natural Health Trends Corp.                                     13,644      262,783       0.0%
    Nature's Sunshine Products, Inc.                                 9,812       97,139       0.0%
    Nu Skin Enterprises, Inc. Class A                              190,113   12,093,088       0.1%
    Ocean Bio-Chem, Inc.                                            12,000       53,520       0.0%
    Oil-Dri Corp. of America                                        11,388      478,410       0.0%
    Omega Protein Corp.                                             69,054    1,512,283       0.0%
#   Orchids Paper Products Co.                                      12,261      150,565       0.0%
    PepsiCo, Inc.                                                  441,915   48,712,290       0.2%
*   Performance Food Group Co.                                     180,428    5,106,112       0.0%
    Philip Morris International, Inc.                              383,698   40,150,159       0.2%
#*  Pilgrim's Pride Corp.                                          267,570    8,503,375       0.1%
    Pinnacle Foods, Inc.                                           207,258   11,278,980       0.1%
#*  Post Holdings, Inc.                                            251,346   20,844,124       0.1%
#   PriceSmart, Inc.                                                81,378    6,819,476       0.0%
#*  Primo Water Corp.                                                5,307       58,430       0.0%
    Procter & Gamble Co. (The)                                   1,360,960  117,505,286       0.5%
#*  Revlon, Inc. Class A                                            65,000    1,462,500       0.0%
#*  Rite Aid Corp.                                                 664,334    1,096,151       0.0%
    Rocky Mountain Chocolate Factory, Inc.                          10,758      123,717       0.0%
#   Sanderson Farms, Inc.                                          111,082   16,614,535       0.1%
    Seaboard Corp.                                                   1,240    5,456,149       0.0%
*   Seneca Foods Corp. Class A                                      19,148      689,328       0.0%
*   Seneca Foods Corp. Class B                                       1,999       75,662       0.0%
#*  Smart & Final Stores, Inc.                                       5,745       34,470       0.0%
#   Snyder's-Lance, Inc.                                           240,831    9,062,471       0.1%

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Consumer Staples -- (Continued)
    SpartanNash Co.                                                 75,787 $    1,860,571       0.0%
#   Spectrum Brands Holdings, Inc.                                 110,840     12,183,533       0.1%
#*  Sprouts Farmers Market, Inc.                                   473,063      8,746,935       0.1%
#*  SUPERVALU, Inc.                                                166,818      2,717,465       0.0%
#   Sysco Corp.                                                    137,385      7,641,354       0.0%
*   Tofutti Brands, Inc.                                             1,645          2,797       0.0%
#   Tootsie Roll Industries, Inc.                                   68,002      2,420,871       0.0%
#*  TreeHouse Foods, Inc.                                          120,975      8,030,320       0.0%
    Tyson Foods, Inc. Class A                                      381,652     27,826,247       0.1%
#*  United Natural Foods, Inc.                                     113,542      4,402,023       0.0%
    United-Guardian, Inc.                                            4,655         87,281       0.0%
#   Universal Corp.                                                 76,556      4,390,487       0.0%
*   US Foods Holding Corp.                                         149,936      4,090,254       0.0%
#*  USANA Health Sciences, Inc.                                     93,475      6,141,307       0.0%
#   Vector Group, Ltd.                                             224,728      4,669,848       0.0%
#*  Veru, Inc.                                                      10,000         13,500       0.0%
#   Village Super Market, Inc. Class A                              16,265        390,197       0.0%
    Wal-Mart Stores, Inc.                                        1,856,544    162,094,857       0.7%
    Walgreens Boots Alliance, Inc.                                 746,687     49,482,947       0.2%
#   WD-40 Co.                                                       33,268      3,687,758       0.0%
#   Weis Markets, Inc.                                              46,448      1,803,576       0.0%
*   Willamette Valley Vineyards, Inc.                                5,002         42,817       0.0%
                                                                           --------------       ---
Total Consumer Staples                                                      1,345,302,502       6.0%
                                                                           --------------       ---
Energy -- (4.8%)
    Adams Resources & Energy, Inc.                                   7,057        303,028       0.0%
    Anadarko Petroleum Corp.                                       215,484     10,638,445       0.1%
    Andeavor                                                       401,543     42,659,928       0.2%
#*  Antero Resources Corp.                                         302,804      5,874,398       0.0%
#   Apache Corp.                                                   292,772     12,111,978       0.1%
#   Arch Coal, Inc. Class A                                         92,812      7,092,693       0.0%
    Archrock, Inc.                                                 108,389      1,300,668       0.0%
*   Ardmore Shipping Corp.                                           6,600         54,780       0.0%
*   Aspen Aerogels, Inc.                                            37,404        167,570       0.0%
    Baker Hughes a GE Co.                                          218,082      6,854,317       0.0%
*   Barnwell Industries, Inc.                                       10,714         21,428       0.0%
#*  Bill Barrett Corp.                                             243,610      1,200,997       0.0%
#   Bristow Group, Inc.                                             81,787        772,069       0.0%
#   Cabot Oil & Gas Corp.                                          278,406      7,711,846       0.0%
#*  Callon Petroleum Co.                                           662,709      7,349,443       0.0%
#*  CARBO Ceramics, Inc.                                            30,729        254,436       0.0%
#*  Centennial Resource Development, Inc. Class A                  273,113      5,306,586       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                      17,607        440,879       0.0%
#*  Cheniere Energy, Inc.                                          109,205      5,104,242       0.0%
    Chevron Corp.                                                1,210,314    140,263,289       0.6%
    Cimarex Energy Co.                                             124,085     14,509,259       0.1%
#*  Clean Energy Fuels Corp.                                       243,811        572,956       0.0%
*   Cloud Peak Energy, Inc.                                        231,255        982,834       0.0%
#*  Concho Resources, Inc.                                         124,729     16,739,879       0.1%
    ConocoPhillips                                                 708,989     36,264,787       0.2%
#*  CONSOL Energy, Inc.                                            509,602      8,219,880       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
*   Contango Oil & Gas Co.                                          74,527 $    297,363       0.0%
#*  Continental Resources, Inc.                                    191,646    7,801,909       0.0%
#   Core Laboratories NV                                            67,568    6,750,043       0.0%
#   CVR Energy, Inc.                                                93,994    2,580,135       0.0%
*   Dawson Geophysical Co.                                          54,011      238,729       0.0%
    Delek US Holdings, Inc.                                        269,748    7,026,935       0.0%
#*  Denbury Resources, Inc.                                        559,157      687,763       0.0%
    Devon Energy Corp.                                             291,445   10,754,320       0.1%
#   DHT Holdings, Inc.                                             193,359      761,834       0.0%
#*  Diamond Offshore Drilling, Inc.                                312,849    5,233,964       0.0%
#*  Diamondback Energy, Inc.                                        93,415   10,010,351       0.1%
#*  Dorian LPG, Ltd.                                                 4,305       30,781       0.0%
#*  Dril-Quip, Inc.                                                123,566    5,202,129       0.0%
#*  Eclipse Resources Corp.                                        178,423      396,099       0.0%
*   Energen Corp.                                                  121,949    6,304,763       0.0%
*   ENGlobal Corp.                                                  27,850       35,091       0.0%
#   EnLink Midstream LLC                                           199,564    3,093,242       0.0%
#   Ensco P.L.C. Class A                                           882,155    4,754,815       0.0%
    EOG Resources, Inc.                                            247,755   24,743,292       0.1%
#*  EP Energy Corp. Class A                                         75,026      202,570       0.0%
#   EQT Corp.                                                       60,146    3,761,531       0.0%
*   Era Group, Inc.                                                 61,368      660,320       0.0%
    Evolution Petroleum Corp.                                       51,935      384,319       0.0%
*   Exterran Corp.                                                 100,988    3,258,883       0.0%
    Exxon Mobil Corp.                                            1,886,059  157,203,018       0.7%
#*  Forum Energy Technologies, Inc.                                319,062    4,594,493       0.0%
    Frank's International NV                                        97,470      644,277       0.0%
#   GasLog, Ltd.                                                    71,226    1,228,648       0.0%
#*  Geospace Technologies Corp.                                     27,724      416,414       0.0%
#   Green Plains, Inc.                                             139,585    2,568,364       0.0%
    Gulf Island Fabrication, Inc.                                   42,425      557,889       0.0%
#*  Gulfport Energy Corp.                                          604,076    8,275,841       0.1%
*   Halcon Resources Corp.                                         157,598    1,036,995       0.0%
    Halliburton Co.                                                355,345   15,187,445       0.1%
#*  Helix Energy Solutions Group, Inc.                             480,936    3,279,983       0.0%
#   Helmerich & Payne, Inc.                                        157,015    8,527,485       0.1%
#   Hess Corp.                                                     347,083   15,327,185       0.1%
#   HollyFrontier Corp.                                            376,685   13,918,511       0.1%
#*  Hornbeck Offshore Services, Inc.                                67,568      252,029       0.0%
#*  International Seaways, Inc.                                     34,278      690,359       0.0%
#*  ION Geophysical Corp.                                           18,303      142,763       0.0%
#*  Jones Energy, Inc. Class A                                       2,003        2,564       0.0%
    Kinder Morgan, Inc.                                          1,381,855   25,025,394       0.1%
#*  Kosmos Energy, Ltd.                                            787,417    6,047,363       0.0%
#*  Laredo Petroleum, Inc.                                         344,068    4,101,291       0.0%
*   Lonestar Resources US Inc. Class A                               3,400       11,866       0.0%
    Marathon Oil Corp.                                             888,739   12,637,869       0.1%
    Marathon Petroleum Corp.                                       599,359   35,805,707       0.2%
#*  Matador Resources Co.                                          266,238    7,068,619       0.0%
*   Matrix Service Co.                                              96,631    1,362,497       0.0%
*   McDermott International, Inc.                                  938,140    6,210,487       0.0%
*   Mitcham Industries, Inc.                                        45,830      149,406       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
#   Murphy Oil Corp.                                             461,542 $12,346,248       0.1%
#   Nabors Industries, Ltd.                                      691,018   3,890,431       0.0%
#   NACCO Industries, Inc. Class A                                16,271     676,874       0.0%
#   National Oilwell Varco, Inc.                                 483,841  16,542,524       0.1%
*   Natural Gas Services Group, Inc.                              23,876     663,753       0.0%
*   Newfield Exploration Co.                                     414,197  12,753,126       0.1%
#*  Newpark Resources, Inc.                                      278,699   2,438,616       0.0%
#*  Noble Corp. P.L.C.                                           811,522   3,375,931       0.0%
#   Noble Energy, Inc.                                           557,142  15,527,547       0.1%
#   Nordic American Offshore, Ltd.                                   447         586       0.0%
#   Nordic American Tankers, Ltd.                                  9,013      40,018       0.0%
*   Oasis Petroleum, Inc.                                        778,741   7,359,102       0.0%
    Occidental Petroleum Corp.                                   266,349  17,198,155       0.1%
#   Oceaneering International, Inc.                              324,641   6,564,241       0.0%
#*  Oil States International, Inc.                               164,906   3,801,083       0.0%
    ONEOK, Inc.                                                  184,244   9,998,922       0.1%
*   Overseas Shipholding Group, Inc. Class A                       8,038      19,050       0.0%
#*  Pacific Ethanol, Inc.                                         31,979     153,499       0.0%
#   Panhandle Oil and Gas, Inc. Class A                           39,506     954,070       0.0%
#*  Par Pacific Holdings, Inc.                                    80,768   1,695,320       0.0%
*   Parker Drilling Co.                                          252,886     265,530       0.0%
#*  Parsley Energy, Inc. Class A                                 196,747   5,233,470       0.0%
#   Patterson-UTI Energy, Inc.                                   383,834   7,592,236       0.0%
#   PBF Energy, Inc. Class A                                     350,317  10,148,683       0.1%
#*  PDC Energy, Inc.                                             136,957   6,975,220       0.0%
*   Peabody Energy Corp.                                           3,059      94,492       0.0%
*   Penn Virginia Corp.                                              840      32,735       0.0%
*   PHI, Inc. Non-Voting                                          27,282     318,927       0.0%
*   PHI, Inc. Voting                                               2,686      30,674       0.0%
    Phillips 66                                                  287,872  26,219,382       0.1%
#*  Pioneer Energy Services Corp.                                152,995     290,690       0.0%
    Pioneer Natural Resources Co.                                 62,417   9,341,952       0.1%
*   QEP Resources, Inc.                                          629,534   5,634,329       0.0%
#   Range Resources Corp.                                        332,362   6,019,076       0.0%
#*  Renewable Energy Group, Inc.                                 161,004   1,948,148       0.0%
#*  REX American Resources Corp.                                  14,981   1,321,025       0.0%
*   Rice Energy, Inc.                                            403,008  11,425,277       0.1%
*   RigNet, Inc.                                                  25,966     453,107       0.0%
#*  Ring Energy, Inc.                                             86,828   1,112,267       0.0%
#*  Rowan Cos. P.L.C. Class A                                    417,046   5,976,269       0.0%
#   RPC, Inc.                                                    304,222   7,395,637       0.0%
*   RSP Permian, Inc.                                            220,506   7,587,611       0.0%
    Schlumberger, Ltd.                                           630,801  40,371,264       0.2%
#   Scorpio Tankers, Inc.                                        925,728   3,295,592       0.0%
#*  SEACOR Holdings, Inc.                                         56,614   2,672,181       0.0%
#*  SEACOR Marine Holdings, Inc.                                  51,907     734,484       0.0%
#   SemGroup Corp. Class A                                       259,618   6,763,049       0.0%
#   Ship Finance International, Ltd.                             143,470   2,137,703       0.0%
*   SilverBow Resources, Inc.                                      2,348      52,806       0.0%
#   SM Energy Co.                                                364,628   7,777,515       0.0%
#*  SRC Energy, Inc.                                             637,366   6,080,472       0.0%
#*  Superior Energy Services, Inc.                               490,963   4,330,294       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Energy -- (Continued)
#   Targa Resources Corp.                                          214,086 $    8,884,569       0.1%
*   TechnipFMC P.L.C.                                              310,820      8,513,360       0.1%
#   Teekay Corp.                                                   155,434      1,259,015       0.0%
#   Teekay Tankers, Ltd. Class A                                   106,000        156,880       0.0%
#*  Tesco Corp.                                                     97,994        377,277       0.0%
#*  TETRA Technologies, Inc.                                       286,730        814,313       0.0%
#*  Transocean, Ltd.                                               812,164      8,527,722       0.1%
#*  Ultra Petroleum Corp.                                          352,999      2,802,812       0.0%
#*  Unit Corp.                                                     175,237      3,280,437       0.0%
#   US Silica Holdings, Inc.                                       143,124      4,366,713       0.0%
#*  Vaalco Energy, Inc.                                             17,059         13,477       0.0%
    Valero Energy Corp.                                            483,574     38,149,153       0.2%
#*  Weatherford International P.L.C.                             1,134,961      3,938,315       0.0%
#*  Whiting Petroleum Corp.                                        763,660      4,589,597       0.0%
*   Willbros Group, Inc.                                           181,761        556,189       0.0%
    Williams Cos., Inc. (The)                                      418,518     11,927,763       0.1%
    World Fuel Services Corp.                                      145,671      4,049,654       0.0%
#*  WPX Energy, Inc.                                               949,674     10,712,323       0.1%
                                                                           --------------       ---
Total Energy                                                                1,188,569,320       5.3%
                                                                           --------------       ---
Financials -- (17.3%)
#*  1347 Property Insurance Holdings, Inc.                           5,117         36,331       0.0%
    1st Constitution Bancorp                                        11,432        205,204       0.0%
    1st Source Corp.                                                67,617      3,469,428       0.0%
    A-Mark Precious Metals, Inc.                                    17,533        272,287       0.0%
    Access National Corp.                                           16,396        477,124       0.0%
    ACNB Corp.                                                       4,223        117,822       0.0%
    Affiliated Managers Group, Inc.                                 76,375     14,243,937       0.1%
    Aflac, Inc.                                                    311,940     26,168,647       0.1%
*   Alleghany Corp.                                                 21,249     12,031,609       0.1%
    Allstate Corp. (The)                                           279,303     26,215,380       0.1%
#   Ally Financial, Inc.                                           772,683     20,190,207       0.1%
*   Ambac Financial Group, Inc.                                     64,306      1,046,902       0.0%
#   American Equity Investment Life Holding Co.                    315,505      9,310,553       0.1%
    American Express Co.                                           809,859     77,357,732       0.4%
    American Financial Group, Inc.                                 186,802     19,705,743       0.1%
    American International Group, Inc.                             672,654     43,460,175       0.2%
    American National Bankshares, Inc.                              25,102        982,743       0.0%
    American National Insurance Co.                                 43,227      5,262,023       0.0%
    American River Bankshares                                       13,216        200,883       0.0%
    Ameriprise Financial, Inc.                                     141,896     22,212,400       0.1%
#   Ameris Bancorp                                                 102,866      4,927,281       0.0%
#   AMERISAFE, Inc.                                                 68,230      4,414,481       0.0%
#   AmeriServ Financial, Inc.                                       18,864         77,342       0.0%
#   Amtrust Financial Services, Inc.                               485,620      6,099,387       0.0%
    Aon P.L.C.                                                      92,854     13,318,049       0.1%
#*  Arch Capital Group, Ltd.                                       166,373     16,577,406       0.1%
    Argo Group International Holdings, Ltd.                         99,019      6,233,246       0.0%
#   Arrow Financial Corp.                                           33,381      1,178,349       0.0%
    Arthur J Gallagher & Co.                                       153,840      9,742,687       0.1%
#   Artisan Partners Asset Management, Inc. Class A                111,032      3,819,501       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Aspen Insurance Holdings, Ltd.                                 133,549 $  5,729,252       0.0%
#   Associated Banc-Corp                                           352,167    8,909,825       0.0%
#   Associated Capital Group, Inc. Class A                           2,200       81,620       0.0%
    Assurant, Inc.                                                 146,474   14,742,608       0.1%
#   Assured Guaranty, Ltd.                                         399,083   14,805,979       0.1%
*   Asta Funding, Inc.                                               2,291       16,381       0.0%
    Atlantic American Corp.                                         11,687       41,489       0.0%
*   Atlantic Capital Bancshares, Inc.                                7,269      119,575       0.0%
*   Atlantic Coast Financial Corp.                                  24,214      211,146       0.0%
*   Atlanticus Holdings Corp.                                       36,049       81,831       0.0%
*   Atlas Financial Holdings, Inc.                                   7,559      149,290       0.0%
    Auburn National Bancorporation, Inc.                             1,955       67,545       0.0%
    Axis Capital Holdings, Ltd.                                    186,997   10,170,767       0.1%
    Baldwin & Lyons, Inc. Class A                                    2,126       47,835       0.0%
    Baldwin & Lyons, Inc. Class B                                   17,951      411,975       0.0%
#   Banc of California, Inc.                                        70,892    1,492,277       0.0%
#   BancFirst Corp.                                                 83,721    4,575,353       0.0%
#   Bancorp of New Jersey, Inc.                                      1,573       27,528       0.0%
*   Bancorp, Inc. (The)                                            173,831    1,461,919       0.0%
#   BancorpSouth, Inc.                                             259,395    8,196,882       0.0%
    Bank Mutual Corp.                                              105,207    1,112,564       0.0%
    Bank of America Corp.                                        6,761,707  185,203,155       0.8%
#   Bank of Commerce Holdings                                        9,666      115,992       0.0%
#   Bank of Hawaii Corp.                                           128,470   10,484,437       0.1%
#   Bank of Marin Bancorp                                            3,875      262,531       0.0%
    Bank of New York Mellon Corp. (The)                            787,401   40,511,781       0.2%
    Bank of NT Butterfield & Son, Ltd. (The)                        39,762    1,485,111       0.0%
#   Bank of South Carolina Corp.                                     1,060       20,140       0.0%
#   Bank of the Ozarks, Inc.                                       282,555   13,172,714       0.1%
    BankFinancial Corp.                                             48,482      767,955       0.0%
    BankUnited, Inc.                                               259,367    9,038,940       0.0%
#   Bankwell Financial Group, Inc.                                   1,602       58,633       0.0%
    Banner Corp.                                                   110,111    6,311,563       0.0%
    Bar Harbor Bankshares                                           21,707      656,203       0.0%
    BB&T Corp.                                                     507,960   25,011,950       0.1%
    BCB Bancorp, Inc.                                                9,933      139,559       0.0%
    Bear State Financial, Inc.                                      10,324      105,924       0.0%
    Beneficial Bancorp, Inc.                                       207,729    3,427,528       0.0%
*   Berkshire Bancorp, Inc.                                          3,850       46,200       0.0%
*   Berkshire Hathaway, Inc. Class B                               466,762   87,256,488       0.4%
    Berkshire Hills Bancorp, Inc.                                  133,541    5,114,620       0.0%
    BGC Partners, Inc. Class A                                     928,298   14,082,281       0.1%
    BlackRock, Inc.                                                 83,263   39,202,718       0.2%
#   Blue Capital Reinsurance Holdings, Ltd.                         10,621      140,728       0.0%
    Blue Hills Bancorp, Inc.                                         8,384      181,933       0.0%
#*  BofI Holding, Inc.                                             146,464    3,939,882       0.0%
    BOK Financial Corp.                                            109,939    9,506,425       0.1%
    Boston Private Financial Holdings, Inc.                        300,722    4,781,480       0.0%
#   Bridge Bancorp, Inc.                                            11,558      410,309       0.0%
*   Brighthouse Financial, Inc.                                     52,344    3,254,750       0.0%
    Brookline Bancorp, Inc.                                        256,028    3,942,831       0.0%
    Brown & Brown, Inc.                                            309,326   15,416,808       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   Bryn Mawr Bank Corp.                                            55,792 $  2,446,479       0.0%
#*  BSB Bancorp, Inc.                                                  500       14,950       0.0%
    C&F Financial Corp.                                              2,201      127,658       0.0%
    California First National Bancorp                                9,103      140,186       0.0%
    Camden National Corp.                                           37,479    1,617,968       0.0%
#   Capital Bank Financial Corp. Class A                           111,843    4,540,826       0.0%
    Capital City Bank Group, Inc.                                   33,525      826,727       0.0%
    Capital One Financial Corp.                                    363,154   33,475,536       0.2%
    Capitol Federal Financial, Inc.                                514,334    7,092,666       0.0%
#   Carolina Financial Corp.                                         5,224      192,504       0.0%
    Cathay General Bancorp                                         201,662    8,429,472       0.0%
#   Cboe Global Markets, Inc.                                      110,933   12,542,085       0.1%
#   CenterState Banks Corp.                                        203,312    5,416,232       0.0%
    Central Pacific Financial Corp.                                 57,601    1,792,543       0.0%
    Central Valley Community Bancorp                                 5,940      119,988       0.0%
    Century Bancorp, Inc. Class A                                    5,157      438,087       0.0%
    Charles Schwab Corp. (The)                                     443,184   19,872,371       0.1%
    Charter Financial Corp.                                         12,555      240,679       0.0%
#   Chemical Financial Corp.                                       155,308    8,183,179       0.0%
    Chemung Financial Corp.                                            500       23,620       0.0%
    Chubb, Ltd.                                                    290,071   43,748,508       0.2%
    Cincinnati Financial Corp.                                     215,714   15,136,651       0.1%
#   CIT Group, Inc.                                                210,402    9,808,941       0.1%
    Citigroup, Inc.                                              1,728,038  127,010,793       0.6%
    Citizens & Northern Corp.                                        5,040      123,127       0.0%
    Citizens Community Bancorp, Inc.                                 7,840      106,702       0.0%
    Citizens Financial Group, Inc.                                 580,638   22,070,050       0.1%
    Citizens First Corp.                                             4,822      114,233       0.0%
    Citizens Holding Co.                                             2,412       59,094       0.0%
#*  Citizens, Inc.                                                  80,221      608,075       0.0%
#   City Holding Co.                                                41,397    2,918,075       0.0%
#   Clifton Bancorp, Inc.                                           68,635    1,168,854       0.0%
    CME Group, Inc.                                                220,456   30,239,950       0.1%
#   CNA Financial Corp.                                            156,069    8,448,015       0.0%
    CNB Financial Corp.                                             14,907      428,576       0.0%
    CNO Financial Group, Inc.                                      360,876    8,650,198       0.0%
*   Coastway Bancorp, Inc.                                           3,707       75,067       0.0%
    CoBiz Financial, Inc.                                          132,616    2,710,671       0.0%
#   Codorus Valley Bancorp, Inc.                                     5,687      179,930       0.0%
#   Cohen & Steers, Inc.                                            93,856    4,081,797       0.0%
    Colony Bankcorp, Inc.                                            3,512       48,641       0.0%
#   Columbia Banking System, Inc.                                  232,016   10,095,016       0.1%
    Comerica, Inc.                                                 257,411   20,224,782       0.1%
#   Commerce Bancshares, Inc.                                      248,678   14,463,112       0.1%
    Commercial National Financial Corp.                              2,306       49,810       0.0%
#   Community Bank System, Inc.                                    162,716    8,996,568       0.0%
#*  Community Bankers Trust Corp.                                   17,287      149,533       0.0%
    Community Financial Corp. (The)                                  1,847       66,880       0.0%
    Community Trust Bancorp, Inc.                                   53,918    2,604,239       0.0%
    Community West Bancshares                                        3,113       32,531       0.0%
    ConnectOne Bancorp, Inc.                                        51,364    1,379,123       0.0%
#*  Consumer Portfolio Services, Inc.                               84,206      366,296       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    County Bancorp, Inc.                                             3,558 $   116,204       0.0%
#*  Cowen, Inc.                                                     63,922     958,830       0.0%
    Crawford & Co. Class A                                          58,247     551,017       0.0%
#   Crawford & Co. Class B                                          47,670     561,553       0.0%
#*  Credit Acceptance Corp.                                         72,207  20,703,913       0.1%
#   Cullen/Frost Bankers, Inc.                                     120,175  11,837,237       0.1%
*   Customers Bancorp, Inc.                                         98,998   2,706,605       0.0%
#   CVB Financial Corp.                                            383,991   9,162,025       0.1%
    Diamond Hill Investment Group, Inc.                              7,739   1,640,126       0.0%
    Dime Community Bancshares, Inc.                                125,917   2,776,470       0.0%
    Discover Financial Services                                    437,054  29,077,203       0.1%
    DNB Financial Corp.                                              2,749      92,641       0.0%
    Donegal Group, Inc. Class A                                     51,159     876,865       0.0%
    Donegal Group, Inc. Class B                                      5,678      88,009       0.0%
*   Donnelley Financial Solutions, Inc.                            120,968   2,600,812       0.0%
*   E*TRADE Financial Corp.                                        340,972  14,862,969       0.1%
    Eagle Bancorp Montana, Inc.                                      7,639     152,016       0.0%
*   Eagle Bancorp, Inc.                                             89,982   5,997,300       0.0%
    East West Bancorp, Inc.                                        306,704  18,353,167       0.1%
#   Eaton Vance Corp.                                              275,659  13,912,510       0.1%
#*  eHealth, Inc.                                                   30,225     767,111       0.0%
    Elmira Savings Bank                                              4,238      86,879       0.0%
    EMC Insurance Group, Inc.                                       39,281   1,157,218       0.0%
    Employers Holdings, Inc.                                       108,949   5,196,867       0.0%
#*  Encore Capital Group, Inc.                                      81,158   3,769,789       0.0%
*   Enova International, Inc.                                      113,309   1,682,639       0.0%
*   Enstar Group, Ltd.                                              32,385   7,377,303       0.0%
#   Enterprise Bancorp, Inc.                                        10,149     366,379       0.0%
    Enterprise Financial Services Corp.                             78,324   3,414,926       0.0%
#   Erie Indemnity Co. Class A                                      67,138   8,110,270       0.0%
    ESSA Bancorp, Inc.                                              19,001     307,246       0.0%
*   Essent Group, Ltd.                                             175,929   7,498,094       0.0%
#   Evans Bancorp, Inc.                                              5,988     260,777       0.0%
    Evercore, Inc. Class A                                         118,960   9,528,696       0.1%
#   Everest Re Group, Ltd.                                          66,825  15,867,596       0.1%
#*  Ezcorp, Inc. Class A                                           194,774   1,996,434       0.0%
#   FactSet Research Systems, Inc.                                  39,653   7,528,915       0.0%
    Farmers Capital Bank Corp.                                      10,259     426,774       0.0%
    Farmers National Banc Corp.                                      2,124      30,798       0.0%
#*  FB Financial Corp.                                               3,562     145,579       0.0%
    FBL Financial Group, Inc. Class A                               54,483   4,214,260       0.0%
*   FCB Financial Holdings, Inc. Class A                           145,331   6,786,958       0.0%
    Federal Agricultural Mortgage Corp. Class A                      1,506     110,315       0.0%
    Federal Agricultural Mortgage Corp. Class C                     20,865   1,549,018       0.0%
#   Federated Investors, Inc. Class B                              422,290  13,120,550       0.1%
    Federated National Holding Co.                                  48,967     751,154       0.0%
#   Fidelity & Guaranty Life                                         3,316     103,128       0.0%
    Fidelity Southern Corp.                                         82,151   1,801,571       0.0%
#   Fifth Third Bancorp                                          1,111,850  32,132,465       0.2%
#   Financial Engines, Inc.                                        133,380   4,815,018       0.0%
    Financial Institutions, Inc.                                    40,513   1,328,826       0.0%
*   First Acceptance Corp.                                          34,466      34,638       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   First American Financial Corp.                               365,929 $19,913,856       0.1%
*   First BanCorp(318672706)                                     246,240   1,268,136       0.0%
    First Bancorp(318910106)                                      69,366   2,545,732       0.0%
    First Bancorp of Indiana, Inc.                                   700      14,994       0.0%
#   First Bancorp, Inc.                                           15,700     489,997       0.0%
*   First Bancshares, Inc.                                           569       6,563       0.0%
#   First Bancshares, Inc. (The)                                   2,983      95,158       0.0%
    First Bank                                                     6,122      78,974       0.0%
    First Busey Corp.                                            150,812   4,693,269       0.0%
#   First Business Financial Services, Inc.                        7,492     166,547       0.0%
#   First Citizens BancShares, Inc. Class A                       22,584   9,146,520       0.0%
    First Commonwealth Financial Corp.                           326,311   4,751,088       0.0%
    First Community Bancshares, Inc.                              39,402   1,176,938       0.0%
#   First Community Corp.                                          3,000      67,050       0.0%
    First Connecticut Bancorp, Inc.                                4,901     129,386       0.0%
    First Defiance Financial Corp.                                21,021   1,139,338       0.0%
    First Federal of Northern Michigan Bancorp, Inc.               1,458      11,664       0.0%
#   First Financial Bancorp                                      225,454   6,154,894       0.0%
#   First Financial Bankshares, Inc.                             114,320   5,218,708       0.0%
    First Financial Corp.                                         20,169     958,028       0.0%
    First Financial Northwest, Inc.                               22,460     373,510       0.0%
*   First Foundation, Inc.                                        11,763     217,733       0.0%
#   First Horizon National Corp.                                 672,672  12,626,053       0.1%
    First Internet Bancorp                                         2,633      99,264       0.0%
    First Interstate Bancsystem, Inc. Class A                    113,776   4,471,397       0.0%
    First Merchants Corp.                                        154,617   6,648,531       0.0%
    First Midwest Bancorp, Inc.                                  384,832   8,885,771       0.0%
*   First Northwest Bancorp                                        3,468      58,679       0.0%
#   First of Long Island Corp. (The)                               9,412     296,949       0.0%
#   First Republic Bank                                          151,619  14,767,691       0.1%
    First Savings Financial Group, Inc.                            1,400      77,224       0.0%
#   First South Bancorp, Inc.                                     10,177     189,801       0.0%
*   First United Corp.                                            13,609     238,158       0.0%
    FirstCash, Inc.                                              166,033  10,601,207       0.1%
#*  Flagstar Bancorp, Inc.                                       123,024   4,597,407       0.0%
    Flushing Financial Corp.                                      93,221   2,794,766       0.0%
    FNB Bancorp                                                    1,720      59,426       0.0%
#   FNB Corp.                                                    812,614  10,962,163       0.1%
    FNF Group                                                    339,723  12,712,435       0.1%
*   FNFV Group                                                   168,354   2,904,106       0.0%
#*  Franklin Financial Network, Inc.                               7,303     250,493       0.0%
    Franklin Resources, Inc.                                     271,041  11,418,957       0.1%
    FS Bancorp, Inc.                                               1,010      54,823       0.0%
#   Fulton Financial Corp.                                       383,063   6,971,747       0.0%
#   Gain Capital Holdings, Inc.                                   89,464     660,244       0.0%
    GAINSCO, Inc.                                                  1,100      18,728       0.0%
    GAMCO Investors, Inc. Class A                                 12,793     370,485       0.0%
*   Genworth Financial, Inc. Class A                             871,322   2,884,076       0.0%
#   German American Bancorp, Inc.                                 57,997   2,086,732       0.0%
#   Glacier Bancorp, Inc.                                        247,020   9,376,879       0.1%
*   Global Indemnity, Ltd.                                        35,994   1,510,668       0.0%
    Goldman Sachs Group, Inc. (The)                              284,073  68,882,021       0.3%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Gouverneur Bancorp, Inc.                                           600 $     8,655       0.0%
*   Great Elm Capital Group, Inc.                                   17,413      62,687       0.0%
    Great Southern Bancorp, Inc.                                    39,924   2,145,915       0.0%
    Great Western Bancorp, Inc.                                    117,982   4,788,889       0.0%
#*  Green Bancorp, Inc.                                             58,679   1,299,740       0.0%
*   Green Dot Corp. Class A                                        156,594   8,866,352       0.0%
#   Greenhill & Co., Inc.                                           78,826   1,442,516       0.0%
*   Greenlight Capital Re, Ltd. Class A                             98,318   2,167,912       0.0%
    Guaranty Bancorp                                                58,673   1,669,247       0.0%
    Guaranty Federal Bancshares, Inc.                                1,840      38,898       0.0%
*   Hallmark Financial Services, Inc.                               43,645     505,846       0.0%
    Hancock Holding Co.                                            243,535  11,872,331       0.1%
#   Hanmi Financial Corp.                                          105,492   3,243,879       0.0%
    Hanover Insurance Group, Inc. (The)                            112,610  11,078,572       0.1%
    Harleysville Financial Corp.                                     3,569      80,303       0.0%
    Hartford Financial Services Group, Inc. (The)                  534,463  29,422,188       0.1%
    Hawthorn Bancshares, Inc.                                        4,039      80,982       0.0%
#   HCI Group, Inc.                                                 43,775   1,639,812       0.0%
#   Heartland Financial USA, Inc.                                   83,614   4,117,989       0.0%
    Hennessy Advisors, Inc.                                          6,616     109,296       0.0%
    Heritage Commerce Corp.                                         89,561   1,377,448       0.0%
    Heritage Financial Corp.                                        99,066   3,021,513       0.0%
#   Heritage Insurance Holdings, Inc.                               23,530     377,421       0.0%
    Hilltop Holdings, Inc.                                         301,208   7,096,460       0.0%
    Hingham Institution for Savings                                  1,548     301,396       0.0%
*   HMN Financial, Inc.                                              2,615      47,985       0.0%
    Home Bancorp, Inc.                                               8,770     375,707       0.0%
#   Home BancShares, Inc.                                          438,303   9,853,051       0.1%
#*  HomeStreet, Inc.                                                56,218   1,633,133       0.0%
*   HomeTrust Bancshares, Inc.                                      14,545     381,806       0.0%
    Hope Bancorp, Inc.                                             485,177   8,951,516       0.0%
    HopFed Bancorp, Inc.                                             5,215      75,148       0.0%
    Horace Mann Educators Corp.                                     90,212   3,951,286       0.0%
    Horizon Bancorp                                                 28,329     779,614       0.0%
#   Houlihan Lokey, Inc.                                            94,105   3,917,591       0.0%
#*  Howard Bancorp, Inc.                                             9,498     198,508       0.0%
    Huntington Bancshares, Inc.                                  1,849,146  25,518,215       0.1%
    Iberiabank Corp.                                               131,606   9,705,942       0.1%
    IF Bancorp, Inc.                                                   700      13,650       0.0%
#   Independence Holding Co.                                         3,778     102,573       0.0%
    Independent Bank Corp.(453836108)                               74,628   5,380,679       0.0%
    Independent Bank Corp.(453838609)                               55,879   1,257,278       0.0%
#   Independent Bank Group, Inc.                                    18,105   1,138,805       0.0%
    Infinity Property & Casualty Corp.                              21,318   2,011,353       0.0%
#   Interactive Brokers Group, Inc. Class A                        297,598  16,076,244       0.1%
    Intercontinental Exchange, Inc.                                367,232  24,274,035       0.1%
    International Bancshares Corp.                                 219,832   8,925,179       0.0%
*   INTL. FCStone, Inc.                                             57,859   2,401,727       0.0%
    Invesco, Ltd.                                                  554,944  19,861,446       0.1%
#   Investar Holding Corp.                                           1,406      32,619       0.0%
    Investment Technology Group, Inc.                              103,611   2,431,750       0.0%
#   Investors Bancorp, Inc.                                        708,652   9,743,965       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Investors Title Co.                                              2,481 $    470,646       0.0%
    James River Group Holdings, Ltd.                                40,794    1,726,402       0.0%
#   Janus Henderson Group P.L.C.                                   245,956    8,546,971       0.0%
    JPMorgan Chase & Co.                                         2,971,967  299,009,600       1.3%
    Kearny Financial Corp.                                         226,996    3,416,290       0.0%
#   Kemper Corp.                                                   164,124   10,520,348       0.1%
#   Kentucky First Federal Bancorp                                   3,283       31,517       0.0%
    KeyCorp                                                      1,240,722   22,643,176       0.1%
    Ladenburg Thalmann Financial Services, Inc.                     16,106       49,284       0.0%
    Lake Shore Bancorp, Inc.                                           449        7,319       0.0%
    Lakeland Bancorp, Inc.                                         141,456    2,906,921       0.0%
#   Lakeland Financial Corp.                                        73,806    3,563,354       0.0%
    Landmark Bancorp, Inc.                                           3,465      105,163       0.0%
    Lazard, Ltd. Class A                                           254,973   12,121,416       0.1%
    LCNB Corp.                                                       8,528      173,971       0.0%
#   LegacyTexas Financial Group, Inc.                              150,635    6,008,830       0.0%
#   Legg Mason, Inc.                                               252,517    9,641,099       0.1%
#*  LendingClub Corp.                                              873,024    4,967,507       0.0%
#*  LendingTree, Inc.                                               20,530    5,503,066       0.0%
    Leucadia National Corp.                                        451,788   11,430,236       0.1%
    Lincoln National Corp.                                         326,394   24,734,137       0.1%
    Loews Corp.                                                    409,246   20,261,769       0.1%
    LPL Financial Holdings, Inc.                                   406,603   20,171,575       0.1%
    M&T Bank Corp.                                                  89,176   14,871,882       0.1%
    Macatawa Bank Corp.                                             50,172      503,727       0.0%
    Mackinac Financial Corp.                                         7,909      122,590       0.0%
*   Magyar Bancorp, Inc.                                             2,122       26,132       0.0%
#   Maiden Holdings, Ltd.                                          229,395    1,892,509       0.0%
    MainSource Financial Group, Inc.                                81,979    3,089,789       0.0%
*   Malvern Bancorp, Inc.                                            2,294       61,938       0.0%
#   Manning & Napier, Inc.                                          11,628       42,442       0.0%
#*  Markel Corp.                                                    15,795   17,126,518       0.1%
#   MarketAxess Holdings, Inc.                                      54,759    9,528,066       0.1%
    Marlin Business Services Corp.                                  43,751      958,147       0.0%
    Marsh & McLennan Cos., Inc.                                    202,666   16,401,759       0.1%
    MB Financial, Inc.                                             201,188    9,242,577       0.1%
#*  MBIA, Inc.                                                     473,486    3,432,773       0.0%
    MBT Financial Corp.                                             20,497      216,243       0.0%
    Mercantile Bank Corp.                                           24,632      889,215       0.0%
#   Mercury General Corp.                                          121,483    6,799,404       0.0%
    Meridian Bancorp, Inc.                                         176,372    3,474,528       0.0%
    Meta Financial Group, Inc.                                      31,169    2,719,495       0.0%
    MetLife, Inc.                                                  595,894   31,928,001       0.2%
#*  MGIC Investment Corp.                                          277,958    3,974,799       0.0%
    Mid Penn Bancorp, Inc.                                           1,624       47,827       0.0%
#   Midland States Bancorp, Inc.                                     9,789      317,653       0.0%
#   MidSouth Bancorp, Inc.                                          12,123      158,811       0.0%
    MidWestOne Financial Group, Inc.                                10,072      354,635       0.0%
*   MMA Capital Management LLC                                         500       12,050       0.0%
#   Moelis & Co. Class A                                            56,718    2,424,695       0.0%
    Moody's Corp.                                                   49,376    7,031,636       0.0%
    Morgan Stanley                                               1,080,130   54,006,500       0.2%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#   Morningstar, Inc.                                               62,798 $ 5,351,018       0.0%
    MSB Financial Corp.                                              1,549      26,798       0.0%
    MSCI, Inc.                                                     127,858  15,005,415       0.1%
    MutualFirst Financial, Inc.                                      8,408     325,390       0.0%
    Nasdaq, Inc.                                                   242,500  17,617,625       0.1%
    National Bank Holdings Corp. Class A                            87,189   2,861,543       0.0%
    National Bankshares, Inc.                                        1,413      62,596       0.0%
    National General Holdings Corp.                                 87,985   1,775,537       0.0%
    National Security Group, Inc. (The)                                977      12,779       0.0%
    National Western Life Group, Inc. Class A                        4,074   1,456,781       0.0%
#*  Nationstar Mortgage Holdings, Inc.                              24,787     482,603       0.0%
    Navient Corp.                                                1,069,496  13,325,920       0.1%
    Navigators Group, Inc. (The)                                    99,567   5,774,886       0.0%
    NBT Bancorp, Inc.                                              142,622   5,439,603       0.0%
#   Nelnet, Inc. Class A                                            99,313   5,813,783       0.0%
#   New York Community Bancorp, Inc.                               636,336   7,992,380       0.0%
    NewStar Financial, Inc.                                         84,447   1,037,009       0.0%
*   Nicholas Financial, Inc.                                         8,516      75,196       0.0%
#*  Nicolet Bankshares, Inc.                                         2,141     121,909       0.0%
#*  NMI Holdings, Inc. Class A                                      92,253   1,342,281       0.0%
    Northeast Bancorp                                                  301       7,751       0.0%
    Northeast Community Bancorp, Inc.                               10,493     104,930       0.0%
    Northern Trust Corp.                                           264,092  24,697,884       0.1%
#   Northfield Bancorp, Inc.                                       154,075   2,628,520       0.0%
    Northrim BanCorp, Inc.                                          16,807     546,228       0.0%
    Northway Financial, Inc.                                         2,363      75,521       0.0%
    Northwest Bancshares, Inc.                                     392,414   6,620,024       0.0%
#   Norwood Financial Corp.                                          3,408     101,797       0.0%
#   OceanFirst Financial Corp.                                     104,322   2,894,936       0.0%
#*  Ocwen Financial Corp.                                          183,013     638,715       0.0%
    OFG Bancorp                                                    136,038   1,210,738       0.0%
#   Ohio Valley Banc Corp.                                           3,467     123,425       0.0%
#   Old Line Bancshares, Inc.                                        5,359     161,574       0.0%
#   Old National Bancorp                                           449,061   8,172,910       0.0%
    Old Point Financial Corp.                                          700      22,666       0.0%
    Old Republic International Corp.                               695,773  14,117,234       0.1%
    Old Second Bancorp, Inc.                                        13,666     187,224       0.0%
    OM Asset Management P.L.C.                                     237,479   3,628,679       0.0%
*   On Deck Capital, Inc.                                           23,248     114,613       0.0%
#*  OneMain Holdings, Inc.                                         199,336   6,332,905       0.0%
    Oppenheimer Holdings, Inc. Class A                              16,285     354,199       0.0%
#*  Opus Bank                                                       31,274     809,997       0.0%
    Oritani Financial Corp.                                        153,141   2,595,740       0.0%
#   Orrstown Financial Services, Inc.                               11,720     298,860       0.0%
    Pacific Continental Corp.                                       28,972     811,216       0.0%
*   Pacific Mercantile Bancorp                                      32,545     304,296       0.0%
#*  Pacific Premier Bancorp, Inc.                                  136,723   5,523,609       0.0%
    PacWest Bancorp                                                265,130  12,811,082       0.1%
#*  Paragon Commercial Corp.                                         1,352      77,835       0.0%
#   Park National Corp.                                             27,639   3,034,486       0.0%
    Park Sterling Corp.                                             27,958     351,432       0.0%
#   Parke Bancorp, Inc.                                              1,004      21,636       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Patriot National Bancorp, Inc.                                     130 $     2,249       0.0%
    PB Bancorp, Inc.                                                 4,640      49,184       0.0%
    Peapack Gladstone Financial Corp.                               25,554     886,468       0.0%
#   Penns Woods Bancorp, Inc.                                        7,523     364,264       0.0%
#*  PennyMac Financial Services, Inc. Class A                       67,138   1,275,622       0.0%
#   People's United Financial, Inc.                                751,362  14,020,415       0.1%
    People's Utah Bancorp                                            1,502      46,712       0.0%
    Peoples Bancorp of North Carolina, Inc.                          4,359     148,598       0.0%
    Peoples Bancorp, Inc.                                           32,632   1,080,772       0.0%
    Peoples Financial Services Corp.                                   502      22,761       0.0%
#*  PHH Corp.                                                      201,877   2,666,795       0.0%
#   Pinnacle Financial Partners, Inc.                              162,141  10,733,734       0.1%
    Piper Jaffray Cos.                                              23,362   1,707,762       0.0%
    PJT Partners, Inc. Class A                                       7,510     289,886       0.0%
    Plumas Bancorp                                                   4,209      91,125       0.0%
    PNC Financial Services Group, Inc. (The)                       312,624  42,763,837       0.2%
    Popular, Inc.                                                  230,501   8,454,777       0.0%
#*  PRA Group, Inc.                                                146,839   4,096,808       0.0%
#   Preferred Bank                                                  37,219   2,297,529       0.0%
    Premier Financial Bancorp, Inc.                                  9,533     197,333       0.0%
#   Primerica, Inc.                                                182,201  16,124,788       0.1%
    Principal Financial Group, Inc.                                420,563  27,694,074       0.1%
    ProAssurance Corp.                                             129,560   7,261,838       0.0%
    Progressive Corp. (The)                                        649,390  31,592,823       0.1%
#   Prosperity Bancshares, Inc.                                    154,787  10,181,889       0.1%
*   Provident Bancorp, Inc.                                            500      11,850       0.0%
    Provident Financial Holdings, Inc.                              13,977     270,175       0.0%
    Provident Financial Services, Inc.                             220,369   5,994,037       0.0%
#   Prudential Bancorp, Inc.                                         6,262     114,282       0.0%
    Prudential Financial, Inc.                                     302,773  33,444,306       0.2%
    Pzena Investment Management, Inc. Class A                        7,981      94,176       0.0%
    QCR Holdings, Inc.                                               7,393     353,016       0.0%
    Radian Group, Inc.                                             195,407   4,095,731       0.0%
*   Randolph Bancorp, Inc.                                             800      11,936       0.0%
    Raymond James Financial, Inc.                                  168,534  14,288,313       0.1%
*   Regional Management Corp.                                       14,405     355,659       0.0%
    Regions Financial Corp.                                      1,942,117  30,063,971       0.1%
    Reinsurance Group of America, Inc.                             110,831  16,555,935       0.1%
#   RenaissanceRe Holdings, Ltd.                                    96,423  13,341,086       0.1%
#   Renasant Corp.                                                 171,716   7,109,042       0.0%
    Republic Bancorp, Inc. Class A                                  29,540   1,161,513       0.0%
#*  Republic First Bancorp, Inc.                                    26,707     247,040       0.0%
    Riverview Bancorp, Inc.                                         26,887     238,757       0.0%
#   RLI Corp.                                                      102,771   6,072,738       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A                  13,512      59,453       0.0%
    S&P Global, Inc.                                                75,732  11,849,786       0.1%
#   S&T Bancorp, Inc.                                              102,325   4,184,069       0.0%
#*  Safeguard Scientifics, Inc.                                     63,662     897,634       0.0%
    Safety Insurance Group, Inc.                                    57,459   4,723,130       0.0%
#   Salisbury Bancorp, Inc.                                          1,912      86,900       0.0%
    Sandy Spring Bancorp, Inc.                                      80,114   3,237,407       0.0%
*   Santander Consumer USA Holdings, Inc.                          661,430  11,006,195       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    SB Financial Group, Inc.                                         6,315 $   110,955       0.0%
*   Seacoast Banking Corp. of Florida                               43,608   1,081,042       0.0%
*   Security National Financial Corp. Class A                        5,949      32,720       0.0%
    SEI Investments Co.                                            105,678   6,817,288       0.0%
#*  Select Bancorp, Inc.                                             8,407      98,110       0.0%
#   Selective Insurance Group, Inc.                                172,504  10,281,238       0.1%
#   ServisFirst Bancshares, Inc.                                    96,405   3,953,569       0.0%
    Shore Bancshares, Inc.                                           9,828     161,769       0.0%
    SI Financial Group, Inc.                                        20,773     311,595       0.0%
*   Siebert Financial Corp.                                          8,302      31,631       0.0%
    Sierra Bancorp                                                  27,431     725,824       0.0%
*   Signature Bank                                                  76,997  10,010,380       0.1%
    Silvercrest Asset Management Group, Inc. Class A                 5,205      84,842       0.0%
#   Simmons First National Corp. Class A                           125,521   7,242,554       0.0%
*   SLM Corp.                                                    1,428,379  15,126,534       0.1%
#*  SmartFinancial, Inc.                                               500      11,745       0.0%
    Sound Financial Bancorp, Inc.                                    2,401      81,034       0.0%
    South State Corp.                                               98,496   8,869,565       0.0%
*   Southern First Bancshares, Inc.                                 12,928     498,374       0.0%
    Southern Missouri Bancorp, Inc.                                  3,620     133,687       0.0%
#   Southern National Bancorp of Virginia, Inc.                     21,139     345,200       0.0%
#   Southside Bancshares, Inc.                                      94,101   3,332,116       0.0%
    Southwest Georgia Financial Corp.                                1,954      41,034       0.0%
    State Auto Financial Corp.                                      58,153   1,491,043       0.0%
    State Bank Financial Corp.                                      41,832   1,209,363       0.0%
    State National Cos., Inc.                                       15,457     324,906       0.0%
    State Street Corp.                                             269,851  24,826,292       0.1%
#   Sterling Bancorp                                               634,142  15,885,257       0.1%
#   Stewardship Financial Corp.                                      5,496      53,586       0.0%
    Stewart Information Services Corp.                              93,356   3,541,927       0.0%
    Stifel Financial Corp.                                         135,653   7,193,679       0.0%
    Stock Yards Bancorp, Inc.                                       58,004   2,189,651       0.0%
    Summit State Bank                                                6,496      81,850       0.0%
    Sun Bancorp, Inc.                                               10,180     258,063       0.0%
    SunTrust Banks, Inc.                                           327,966  19,746,833       0.1%
#   Sussex Bancorp                                                   3,771      96,538       0.0%
#*  SVB Financial Group                                             79,723  17,481,659       0.1%
    Synchrony Financial                                          1,239,074  40,418,594       0.2%
    Synovus Financial Corp.                                        389,878  18,265,784       0.1%
#   T Rowe Price Group, Inc.                                       366,563  34,053,703       0.2%
    TCF Financial Corp.                                            543,795   9,907,945       0.1%
#   TD Ameritrade Holding Corp.                                    390,267  19,509,447       0.1%
    Territorial Bancorp, Inc.                                       23,939     756,233       0.0%
#   Teton Advisors, Inc. Class A                                        95       4,014       0.0%
#*  Texas Capital Bancshares, Inc.                                 142,625  12,272,881       0.1%
#   TFS Financial Corp.                                            355,052   5,474,902       0.0%
#*  Third Point Reinsurance, Ltd.                                    7,983     133,316       0.0%
    Timberland Bancorp, Inc.                                         7,177     217,535       0.0%
    Tiptree, Inc.                                                  128,893     857,138       0.0%
#   Tompkins Financial Corp.                                        40,041   3,488,372       0.0%
    Torchmark Corp.                                                166,430  14,001,756       0.1%
#   Towne Bank                                                     139,459   4,671,876       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Travelers Cos., Inc. (The)                                     327,051 $ 43,317,905       0.2%
    Trico Bancshares                                                73,588    3,048,015       0.0%
#*  TriState Capital Holdings, Inc.                                 38,732      877,280       0.0%
#*  Triumph Bancorp, Inc.                                           35,074    1,087,294       0.0%
    TrustCo Bank Corp. NY                                          307,944    2,825,386       0.0%
#   Trustmark Corp.                                                222,150    7,317,621       0.0%
    U.S. Bancorp.                                                1,203,717   65,458,130       0.3%
#   UMB Financial Corp.                                            120,439    8,855,880       0.0%
#   Umpqua Holdings Corp.                                          568,364   11,628,727       0.1%
*   Unico American Corp.                                               100          983       0.0%
#   Union Bankshares Corp.                                         109,535    3,780,053       0.0%
#   Union Bankshares, Inc.                                           2,439      119,999       0.0%
    United Bancshares, Inc.                                          2,086       47,665       0.0%
#   United Bankshares, Inc.                                        230,845    8,298,878       0.0%
    United Community Bancorp                                         1,156       24,276       0.0%
    United Community Banks, Inc.                                   258,071    7,076,307       0.0%
    United Community Financial Corp.                               160,330    1,479,846       0.0%
    United Financial Bancorp, Inc.                                 149,171    2,731,321       0.0%
    United Fire Group, Inc.                                         62,405    2,876,246       0.0%
#   United Insurance Holdings Corp.                                 56,328      886,603       0.0%
#   United Security Bancshares                                       9,781       91,941       0.0%
#   Unity Bancorp, Inc.                                             12,606      248,969       0.0%
#   Universal Insurance Holdings, Inc.                             154,584    3,686,828       0.0%
    Univest Corp. of Pennsylvania                                   84,843    2,485,900       0.0%
    Unum Group                                                     295,052   15,354,506       0.1%
    US Global Investors, Inc. Class A                               10,531       27,486       0.0%
    Validus Holdings, Ltd.                                         188,628    9,823,746       0.1%
#   Valley National Bancorp                                        590,312    6,788,588       0.0%
    Value Line, Inc.                                                 7,363      131,724       0.0%
*   Veritex Holdings, Inc.                                          14,702      387,545       0.0%
#   Virtu Financial, Inc. Class A                                   58,769      831,581       0.0%
#   Virtus Investment Partners, Inc.                                23,197    2,700,131       0.0%
#   Voya Financial, Inc.                                           278,481   11,183,797       0.1%
    VSB Bancorp, Inc.                                                  134        2,546       0.0%
#   Waddell & Reed Financial, Inc. Class A                         276,997    5,177,074       0.0%
*   Walker & Dunlop, Inc.                                          132,191    7,255,964       0.0%
    Washington Federal, Inc.                                       318,515   11,084,322       0.1%
    Washington Trust Bancorp, Inc.                                  44,152    2,450,436       0.0%
    Waterstone Financial, Inc.                                      68,085    1,307,232       0.0%
    Wayne Savings Bancshares, Inc.                                   1,615       28,747       0.0%
#   Webster Financial Corp.                                        262,416   14,430,256       0.1%
    Wells Fargo & Co.                                            4,176,962  234,494,647       1.1%
    WesBanco, Inc.                                                 134,738    5,443,415       0.0%
    West Bancorporation, Inc.                                       55,086    1,346,853       0.0%
#   Westamerica Bancorporation                                      67,002    3,901,526       0.0%
*   Western Alliance Bancorp                                       317,203   17,699,927       0.1%
    Western New England Bancorp, Inc.                               74,376      784,667       0.0%
    Westwood Holdings Group, Inc.                                   15,379      998,097       0.0%
    White Mountains Insurance Group, Ltd.                           10,413    9,258,719       0.1%
    Willis Towers Watson P.L.C.                                    118,585   19,101,672       0.1%
    Wintrust Financial Corp.                                       172,887   14,053,984       0.1%
#   WisdomTree Investments, Inc.                                   235,235    2,608,756       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Financials -- (Continued)
#*  World Acceptance Corp.                                        27,134 $    2,374,225       0.0%
#   WR Berkley Corp.                                             256,278     17,575,545       0.1%
    WSFS Financial Corp.                                          85,104      4,229,669       0.0%
    WVS Financial Corp.                                            2,157         34,242       0.0%
#*  Xenith Bankshares, Inc.                                           91          2,910       0.0%
#   XL Group, Ltd.                                               304,513     12,323,641       0.1%
#   Zions Bancorporation                                         287,229     13,344,659       0.1%
                                                                         --------------      ----
Total Financials                                                          4,294,268,011      19.1%
                                                                         --------------      ----
Health Care -- (9.9%)
#   Abaxis, Inc.                                                  41,440      2,005,696       0.0%
    Abbott Laboratories                                          969,152     52,557,113       0.2%
    AbbVie, Inc.                                                 469,044     42,331,221       0.2%
*   ABIOMED, Inc.                                                 35,912      6,928,143       0.0%
#*  Acadia Healthcare Co., Inc.                                  197,671      6,198,963       0.0%
#*  ACADIA Pharmaceuticals, Inc.                                  31,965      1,113,341       0.0%
#*  Accuray, Inc.                                                  2,536         12,046       0.0%
#   Aceto Corp.                                                   98,354        990,425       0.0%
#*  Achillion Pharmaceuticals, Inc.                              285,080      1,146,022       0.0%
#*  Acorda Therapeutics, Inc.                                    151,918      4,037,221       0.0%
#*  Adamas Pharmaceuticals, Inc.                                   3,338         82,315       0.0%
*   Addus HomeCare Corp.                                          32,406      1,166,616       0.0%
*   Adverum Biotechnologies, Inc.                                 20,506         66,644       0.0%
#*  Aeglea BioTherapeutics, Inc.                                   4,000         17,040       0.0%
    Aetna, Inc.                                                  323,980     55,086,319       0.3%
*   Affimed NV                                                    86,693        184,223       0.0%
    Agilent Technologies, Inc.                                   300,112     20,416,619       0.1%
#*  Akorn, Inc.                                                  209,431      6,821,168       0.0%
#*  Albireo Pharma, Inc.                                             528         14,731       0.0%
#*  Aldeyra Therapeutics, Inc.                                     4,527         28,520       0.0%
*   Alexion Pharmaceuticals, Inc.                                 65,066      7,785,798       0.0%
*   Align Technology, Inc.                                       110,039     26,297,120       0.1%
#*  Alkermes P.L.C.                                               27,369      1,334,512       0.0%
    Allergan P.L.C.                                              211,621     37,505,590       0.2%
*   Allied Healthcare Products, Inc.                               3,482          7,138       0.0%
#*  Allscripts Healthcare Solutions, Inc.                        402,965      5,431,968       0.0%
*   Almost Family, Inc.                                           49,348      2,183,649       0.0%
#*  Alnylam Pharmaceuticals, Inc.                                 34,598      4,215,420       0.0%
#*  AMAG Pharmaceuticals, Inc.                                    29,182        458,157       0.0%
#*  Amedisys, Inc.                                                82,293      3,959,116       0.0%
#*  American Renal Associates Holdings, Inc.                      14,460        175,400       0.0%
*   American Shared Hospital Services                              4,179         12,955       0.0%
#   AmerisourceBergen Corp.                                      143,675     11,055,791       0.1%
    Amgen, Inc.                                                  327,896     57,453,937       0.3%
#*  Amicus Therapeutics, Inc.                                      6,394         91,051       0.0%
#*  AMN Healthcare Services, Inc.                                212,151      9,313,429       0.1%
#*  Amphastar Pharmaceuticals, Inc.                               96,853      1,750,134       0.0%
    Analogic Corp.                                                39,608      3,180,522       0.0%
*   AngioDynamics, Inc.                                           77,790      1,320,096       0.0%
#*  ANI Pharmaceuticals, Inc.                                     28,848      1,675,492       0.0%
#*  Anika Therapeutics, Inc.                                      52,617      2,874,467       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
    Anthem, Inc.                                                 221,103 $46,256,959       0.2%
#*  Aptevo Therapeutics, Inc.                                     52,865     150,930       0.0%
#*  Aralez Pharmaceuticals, Inc.                                  44,728      64,408       0.0%
#*  Aratana Therapeutics, Inc.                                    22,637     129,710       0.0%
#*  Arrowhead Pharmaceuticals, Inc.                                8,350      30,394       0.0%
*   Assembly Biosciences, Inc.                                     4,031     118,955       0.0%
#*  athenahealth, Inc.                                            46,933   6,001,792       0.0%
    Atrion Corp.                                                   4,902   3,223,800       0.0%
*   aTyr Pharma, Inc.                                             24,007     115,234       0.0%
    Baxter International, Inc.                                   297,057  19,151,265       0.1%
#   Becton Dickinson and Co.                                      71,544  14,929,086       0.1%
#*  Bio-Rad Laboratories, Inc. Class A                            52,242  11,482,269       0.1%
*   Bio-Rad Laboratories, Inc. Class B                             2,960     650,756       0.0%
#   Bio-Techne Corp.                                              56,845   7,447,832       0.0%
*   Biogen, Inc.                                                  68,007  21,195,062       0.1%
#*  BioMarin Pharmaceutical, Inc.                                 24,611   2,020,317       0.0%
#*  BioScrip, Inc.                                               183,767     464,930       0.0%
*   BioSpecifics Technologies Corp.                               15,129     692,454       0.0%
#*  BioTelemetry, Inc.                                           108,856   3,162,267       0.0%
#*  Bioverativ, Inc.                                              92,300   5,214,950       0.0%
#*  Bluebird Bio, Inc.                                            35,268   4,905,779       0.0%
*   Boston Scientific Corp.                                      444,145  12,498,240       0.1%
#*  Bovie Medical Corp.                                           16,167      63,051       0.0%
    Bristol-Myers Squibb Co.                                     600,045  36,998,775       0.2%
*   Brookdale Senior Living, Inc.                                611,484   6,133,185       0.0%
    Bruker Corp.                                                 222,548   6,988,007       0.0%
*   Caladrius Biosciences, Inc.                                    5,600      17,248       0.0%
#*  Cambrex Corp.                                                143,612   6,211,219       0.0%
    Cantel Medical Corp.                                          79,179   7,765,876       0.0%
#*  Capital Senior Living Corp.                                   86,323   1,148,096       0.0%
#   Cardinal Health, Inc.                                        159,688   9,884,687       0.1%
*   Cascadian Therapeutics, Inc.                                  31,988     146,825       0.0%
*   Catabasis Pharmaceuticals, Inc.                               21,687      44,241       0.0%
#*  Catalent, Inc.                                               290,873  12,388,281       0.1%
*   Celgene Corp.                                                215,795  21,788,821       0.1%
#*  Celldex Therapeutics, Inc.                                    14,858      36,254       0.0%
*   Cempra, Inc.                                                 149,799     344,538       0.0%
*   Centene Corp.                                                253,565  23,751,434       0.1%
*   Cerner Corp.                                                  60,976   4,117,100       0.0%
*   Cesca Therapeutics, Inc.                                       5,400      21,492       0.0%
*   Charles River Laboratories International, Inc.               115,431  13,423,471       0.1%
#   Chemed Corp.                                                  46,427  10,373,185       0.1%
#*  Chiasma, Inc.                                                 37,057      77,820       0.0%
*   Chimerix, Inc.                                                74,569     366,879       0.0%
    Cigna Corp.                                                  229,785  45,318,198       0.2%
#*  Civitas Solutions, Inc.                                        1,852      34,540       0.0%
#*  Clovis Oncology, Inc.                                         12,767     962,249       0.0%
*   Cogentix Medical, Inc.                                        26,710      71,049       0.0%
#*  Community Health Systems, Inc.                               369,914   2,182,493       0.0%
#   Computer Programs & Systems, Inc.                             22,595     681,239       0.0%
#*  Concert Pharmaceuticals, Inc.                                 21,867     372,832       0.0%
#   CONMED Corp.                                                  60,893   3,179,832       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
    Cooper Cos., Inc. (The)                                       36,167 $ 8,689,483       0.1%
#*  Corcept Therapeutics, Inc.                                   202,497   3,987,166       0.0%
*   CorVel Corp.                                                  49,374   2,962,440       0.0%
#*  Cotiviti Holdings, Inc.                                       34,757   1,222,056       0.0%
    CR Bard, Inc.                                                 47,908  15,669,270       0.1%
*   Cross Country Healthcare, Inc.                                91,833   1,253,520       0.0%
*   CryoLife, Inc.                                                83,711   1,628,179       0.0%
*   Cumberland Pharmaceuticals, Inc.                              38,461     284,996       0.0%
*   Cutera, Inc.                                                  22,365     878,944       0.0%
#*  CynergisTek, Inc.                                              2,208       6,536       0.0%
#*  Cytokinetics, Inc.                                             3,665      50,027       0.0%
    Danaher Corp.                                                400,457  36,950,167       0.2%
*   DaVita, Inc.                                                 350,972  21,318,039       0.1%
#   DENTSPLY SIRONA, Inc.                                        250,965  15,326,433       0.1%
#*  Depomed, Inc.                                                168,276     814,456       0.0%
#*  Dermira, Inc.                                                 18,180     486,679       0.0%
#*  DexCom, Inc.                                                  26,640   1,198,001       0.0%
#*  Dicerna Pharmaceuticals, Inc.                                    900       4,851       0.0%
    Digirad Corp.                                                 23,800      47,600       0.0%
#*  Diplomat Pharmacy, Inc.                                      142,538   3,000,425       0.0%
#*  Eagle Pharmaceuticals, Inc.                                    2,965     159,369       0.0%
*   Edwards Lifesciences Corp.                                   100,660  10,290,472       0.1%
#*  Electromed, Inc.                                               8,494      62,771       0.0%
    Eli Lilly & Co.                                              253,092  20,738,358       0.1%
#*  Emergent BioSolutions, Inc.                                  108,916   4,464,467       0.0%
#*  Enanta Pharmaceuticals, Inc.                                  11,704     581,338       0.0%
#*  Endo International P.L.C.                                    464,826   2,965,590       0.0%
#   Ensign Group, Inc. (The)                                     165,654   3,823,294       0.0%
#*  Envision Healthcare Corp.                                    176,212   7,506,631       0.0%
*   Enzo Biochem, Inc.                                           149,410   1,471,688       0.0%
#*  Evolent Health, Inc. Class A                                  89,643   1,456,699       0.0%
#*  Exact Sciences Corp.                                          33,166   1,823,798       0.0%
*   Exactech, Inc.                                                35,815   1,498,858       0.0%
*   Exelixis, Inc.                                               161,201   3,996,173       0.0%
*   Express Scripts Holding Co.                                  729,276  44,697,326       0.2%
*   FibroGen, Inc.                                                20,624   1,151,850       0.0%
#*  Five Prime Therapeutics, Inc.                                103,303   4,634,173       0.0%
*   Five Star Senior Living, Inc.                                 21,077      31,615       0.0%
#*  Flex Pharma, Inc.                                              3,200       8,576       0.0%
#*  Fluidigm Corp.                                                 4,067      23,589       0.0%
#*  FONAR Corp.                                                    9,288     296,287       0.0%
    Gilead Sciences, Inc.                                        739,161  55,407,509       0.3%
#*  Globus Medical, Inc. Class A                                 233,732   7,449,039       0.0%
*   Haemonetics Corp.                                            113,330   5,389,975       0.0%
#*  Halyard Health, Inc.                                         155,042   6,535,020       0.0%
#*  Hanger, Inc.                                                  63,789     759,089       0.0%
*   Harvard Bioscience, Inc.                                      90,176     302,090       0.0%
*   HCA Healthcare, Inc.                                          62,915   4,759,520       0.0%
#*  HealthEquity, Inc.                                            43,426   2,180,854       0.0%
#   HealthSouth Corp.                                            350,757  16,183,928       0.1%
*   HealthStream, Inc.                                            84,455   2,065,769       0.0%
*   Henry Schein, Inc.                                           132,222  10,392,649       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
*   Heska Corp.                                                      7,695 $    750,262       0.0%
    Hill-Rom Holdings, Inc.                                        241,458   19,488,075       0.1%
#*  HMS Holdings Corp.                                             212,690    4,092,156       0.0%
#*  Hologic, Inc.                                                  620,777   23,496,409       0.1%
#*  Horizon Pharma P.L.C.                                          508,470    6,894,853       0.0%
    Humana, Inc.                                                   152,113   38,842,055       0.2%
*   Icad, Inc.                                                       9,255       43,036       0.0%
*   ICU Medical, Inc.                                               46,210    8,830,731       0.1%
*   IDEXX Laboratories, Inc.                                        57,480    9,551,452       0.1%
*   Illumina, Inc.                                                  23,007    4,720,806       0.0%
#*  ImmuCell Corp.                                                     730        5,614       0.0%
#*  Impax Laboratories, Inc.                                       160,842    2,919,282       0.0%
*   INC Research Holdings, Inc. Class A                            211,249   12,072,880       0.1%
*   Incyte Corp.                                                    71,049    8,046,299       0.1%
#*  Infinity Pharmaceuticals, Inc.                                  98,774      230,143       0.0%
*   InfuSystem Holdings, Inc.                                        1,408        2,816       0.0%
#*  Innoviva, Inc.                                                  18,026      220,638       0.0%
*   Inogen, Inc.                                                    29,860    2,954,050       0.0%
#*  Insys Therapeutics, Inc.                                        25,530      131,479       0.0%
*   Integer Holdings Corp.                                          67,075    3,259,845       0.0%
#*  Integra LifeSciences Holdings Corp.                            169,574    7,932,672       0.0%
#*  Intra-Cellular Therapies, Inc.                                 108,544    1,692,201       0.0%
*   Intuitive Surgical, Inc.                                        26,157    9,818,291       0.1%
#   Invacare Corp.                                                 129,080    2,000,740       0.0%
#*  Ionis Pharmaceuticals, Inc.                                     31,078    1,774,865       0.0%
#*  iRadimed Corp.                                                   2,040       29,070       0.0%
*   IRIDEX Corp.                                                    12,103      102,875       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                     60,087    8,504,113       0.1%
    Johnson & Johnson                                            1,236,770  172,418,106       0.8%
#*  Juniper Pharmaceuticals, Inc.                                   14,802       71,050       0.0%
#*  Juno Therapeutics, Inc.                                         65,067    2,922,159       0.0%
#*  Karyopharm Therapeutics, Inc.                                    1,986       20,277       0.0%
    Kewaunee Scientific Corp.                                        6,314      179,949       0.0%
#*  Kindred Biosciences, Inc.                                       88,789      661,478       0.0%
    Kindred Healthcare, Inc.                                       349,209    2,112,714       0.0%
*   Laboratory Corp. of America Holdings                           135,098   20,765,914       0.1%
#*  Lannett Co., Inc.                                              101,012    2,010,139       0.0%
*   Lantheus Holdings, Inc.                                         56,776    1,129,842       0.0%
#*  Leap Therapeutics, Inc.                                         13,458       78,191       0.0%
#   LeMaitre Vascular, Inc.                                         49,735    1,592,017       0.0%
*   LHC Group, Inc.                                                 48,462    3,237,746       0.0%
#*  LifePoint Health, Inc.                                         131,947    6,353,248       0.0%
#*  Ligand Pharmaceuticals, Inc.                                    34,221    4,974,022       0.0%
#*  Lipocine, Inc.                                                  41,781      147,696       0.0%
#*  LivaNova P.L.C.                                                 77,154    5,701,681       0.0%
    Luminex Corp.                                                   90,981    1,942,444       0.0%
#*  MacroGenics, Inc.                                                9,009      178,288       0.0%
*   Magellan Health, Inc.                                           85,425    7,286,752       0.0%
#*  Mallinckrodt P.L.C.                                            154,637    4,897,354       0.0%
#*  Masimo Corp.                                                   126,336   11,087,247       0.1%
    McKesson Corp.                                                 136,612   18,836,063       0.1%
#*  Medidata Solutions, Inc.                                        15,280    1,149,514       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
#*  MEDNAX, Inc.                                                   144,624 $  6,333,085       0.0%
    Medtronic P.L.C.                                               642,842   51,761,638       0.2%
*   MEI Pharma, Inc.                                                38,399      100,605       0.0%
    Merck & Co., Inc.                                            1,225,225   67,497,645       0.3%
#   Meridian Bioscience, Inc.                                      145,364    2,173,192       0.0%
*   Merit Medical Systems, Inc.                                    118,294    4,501,087       0.0%
*   Mettler-Toledo International, Inc.                              16,178   11,043,588       0.1%
*   Micron Solutions, Inc.                                           1,790        6,480       0.0%
#*  Mirati Therapeutics, Inc.                                       33,499      437,162       0.0%
*   Misonix, Inc.                                                    8,260       84,252       0.0%
#*  Molina Healthcare, Inc.                                        181,634   12,320,234       0.1%
#*  Momenta Pharmaceuticals, Inc.                                  112,336    1,583,938       0.0%
*   Mylan NV                                                       490,110   17,501,828       0.1%
#*  Myriad Genetics, Inc.                                          144,864    4,965,938       0.0%
    National HealthCare Corp.                                       25,297    1,619,008       0.0%
#   National Research Corp. Class A                                 30,113    1,130,743       0.0%
#   National Research Corp. Class B                                  4,902      264,365       0.0%
#*  Natus Medical, Inc.                                             83,592    3,544,301       0.0%
*   Neogen Corp.                                                    68,487    5,492,657       0.0%
#*  NeoGenomics, Inc.                                                1,600       13,872       0.0%
#*  Neurocrine Biosciences, Inc.                                    39,964    2,482,164       0.0%
#*  NewLink Genetics Corp.                                          10,777      100,873       0.0%
#*  Novus Therapeutics, Inc.                                         2,800       10,528       0.0%
#*  NuVasive, Inc.                                                 107,433    6,094,674       0.0%
*   Nuvectra Corp.                                                  25,940      363,419       0.0%
#*  Omnicell, Inc.                                                  85,795    4,272,591       0.0%
#*  OPKO Health, Inc.                                              346,194    2,329,886       0.0%
#*  OraSure Technologies, Inc.                                     112,398    2,219,860       0.0%
*   Orthofix International NV                                       48,047    2,581,565       0.0%
#   Owens & Minor, Inc.                                            202,266    4,969,676       0.0%
#   Patterson Cos., Inc.                                           300,856   11,131,672       0.1%
#*  PDL BioPharma, Inc.                                            410,286    1,214,447       0.0%
    PerkinElmer, Inc.                                              151,966   10,990,181       0.1%
#   Perrigo Co. P.L.C.                                              84,576    6,849,810       0.0%
    Pfizer, Inc.                                                 5,076,988  177,999,199       0.8%
*   PharMerica Corp.                                                78,947    2,313,147       0.0%
    Phibro Animal Health Corp. Class A                              42,969    1,617,783       0.0%
*   PRA Health Sciences, Inc.                                       82,171    6,691,185       0.0%
#*  Premier, Inc. Class A                                          161,068    5,262,092       0.0%
#*  Prestige Brands Holdings, Inc.                                 159,009    7,457,522       0.0%
*   ProPhase Labs, Inc.                                              5,397       11,496       0.0%
*   Proteon Therapeutics, Inc.                                      18,561       33,410       0.0%
*   Providence Service Corp. (The)                                  47,720    2,653,232       0.0%
    Psychemedics Corp.                                               1,810       31,675       0.0%
#*  PTC Therapeutics, Inc.                                          11,500      215,510       0.0%
#*  Puma Biotechnology, Inc.                                         9,719    1,237,229       0.0%
*   Quality Systems, Inc.                                          170,171    2,394,306       0.0%
    Quest Diagnostics, Inc.                                        214,056   20,074,172       0.1%
#*  Quidel Corp.                                                    53,525    2,191,849       0.0%
#*  Quintiles IMS Holdings, Inc.                                   174,880   18,904,528       0.1%
#*  Quorum Health Corp.                                             85,814      490,856       0.0%
#*  R1 RCM, Inc.                                                    39,576      150,389       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
*   RadNet, Inc.                                                  86,100 $    942,795       0.0%
*   Regeneron Pharmaceuticals, Inc.                               21,372    8,604,795       0.1%
#*  Repligen Corp.                                                51,897    1,930,568       0.0%
#   ResMed, Inc.                                                  67,431    5,676,342       0.0%
#*  Retrophin, Inc.                                               19,087      474,694       0.0%
#*  Rigel Pharmaceuticals, Inc.                                   82,816      310,560       0.0%
*   RTI Surgical, Inc.                                           194,709      876,190       0.0%
#*  Savara, Inc.                                                   9,459       88,063       0.0%
#*  SCYNEXIS, Inc.                                                48,941       96,903       0.0%
*   SeaSpine Holdings Corp.                                       30,659      307,203       0.0%
#*  Seattle Genetics, Inc.                                        50,704    3,108,662       0.0%
*   Select Medical Holdings Corp.                                526,125   10,075,294       0.1%
#   Simulations Plus, Inc.                                         4,400       71,720       0.0%
*   Spectrum Pharmaceuticals, Inc.                               126,019    2,468,712       0.0%
#*  Stemline Therapeutics, Inc.                                   10,496      143,270       0.0%
    STERIS P.L.C.                                                 93,605    8,736,155       0.1%
#   Stryker Corp.                                                 85,680   13,269,262       0.1%
#*  Sucampo Pharmaceuticals, Inc. Class A                        103,937    1,039,370       0.0%
#*  Supernus Pharmaceuticals, Inc.                                91,728    3,815,885       0.0%
#*  Surgery Partners, Inc.                                        11,308      104,599       0.0%
*   Surmodics, Inc.                                               43,052    1,280,797       0.0%
#*  Syndax Pharmaceuticals, Inc.                                  13,248      148,113       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                          56,121    6,309,123       0.0%
    Teleflex, Inc.                                                81,135   19,227,372       0.1%
#*  Tenet Healthcare Corp.                                       416,654    5,949,819       0.0%
#*  TESARO, Inc.                                                  20,570    2,381,389       0.0%
*   Tetraphase Pharmaceuticals, Inc.                              94,656      568,883       0.0%
    Thermo Fisher Scientific, Inc.                               257,707   49,951,348       0.2%
#*  Tivity Health, Inc.                                          149,399    6,909,704       0.0%
#*  Tonix Pharmaceuticals Holding Corp.                            6,057       22,471       0.0%
#*  Triple-S Management Corp. Class B                             65,573    1,574,408       0.0%
#*  United Therapeutics Corp.                                    159,541   18,919,967       0.1%
    UnitedHealth Group, Inc.                                     617,082  129,722,978       0.6%
    Universal Health Services, Inc. Class B                      138,443   14,218,096       0.1%
#   US Physical Therapy, Inc.                                     42,559    2,891,884       0.0%
    Utah Medical Products, Inc.                                    7,296      550,118       0.0%
#*  Varex Imaging Corp.                                          120,161    4,129,934       0.0%
#*  Varian Medical Systems, Inc.                                  40,314    4,200,316       0.0%
#*  Veeva Systems, Inc. Class A                                   84,401    5,143,397       0.0%
*   Verastem, Inc.                                                11,042       42,180       0.0%
*   Vertex Pharmaceuticals, Inc.                                  23,222    3,395,753       0.0%
#*  Vical, Inc.                                                    4,500        9,900       0.0%
*   VWR Corp.                                                    317,458   10,507,860       0.1%
*   Waters Corp.                                                  30,078    5,896,792       0.0%
*   WellCare Health Plans, Inc.                                  118,254   23,383,546       0.1%
    West Pharmaceutical Services, Inc.                            98,396    9,977,354       0.1%
#*  Xencor, Inc.                                                  20,674      408,932       0.0%
#*  Xenon Pharmaceuticals, Inc.                                   11,120       33,916       0.0%
*   Zafgen, Inc.                                                   8,489       30,221       0.0%
    Zimmer Biomet Holdings, Inc.                                 111,475   13,557,589       0.1%
    Zoetis, Inc.                                                 171,864   10,968,360       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Health Care -- (Continued)
*   Zogenix, Inc.                                                  2,200 $       82,500       0.0%
                                                                         --------------      ----
Total Health Care                                                         2,453,388,271      10.9%
                                                                         --------------      ----
Industrials -- (13.2%)
    3M Co.                                                       190,634     43,882,040       0.2%
#   AAON, Inc.                                                   127,566      4,464,810       0.0%
    AAR Corp.                                                     86,264      3,354,807       0.0%
#   ABM Industries, Inc.                                         171,743      7,208,054       0.0%
#*  Acacia Research Corp.                                         80,906        364,077       0.0%
*   ACCO Brands Corp.                                            353,719      4,616,033       0.0%
    Acme United Corp.                                              4,809        108,203       0.0%
#   Actuant Corp. Class A                                        160,352      4,088,976       0.0%
#   Acuity Brands, Inc.                                           42,286      7,070,219       0.0%
#   Advanced Drainage Systems, Inc.                               53,178      1,039,630       0.0%
#*  Advisory Board Co. (The)                                      85,442      4,607,460       0.0%
#*  AECOM                                                        358,135     12,556,213       0.1%
*   Aegion Corp.                                                  89,592      2,086,598       0.0%
*   AeroCentury Corp.                                              1,459         20,499       0.0%
#*  Aerojet Rocketdyne Holdings, Inc.                            169,641      5,357,263       0.0%
#*  Aerovironment, Inc.                                           58,718      3,004,013       0.0%
#   AGCO Corp.                                                   226,129     15,505,666       0.1%
#   Air Lease Corp.                                              345,744     15,022,577       0.1%
*   Air Transport Services Group, Inc.                           300,354      7,268,567       0.0%
    Aircastle, Ltd.                                              170,869      3,974,413       0.0%
#   Alamo Group, Inc.                                             30,729      3,241,909       0.0%
#   Alaska Air Group, Inc.                                       289,916     19,143,153       0.1%
#   Albany International Corp. Class A                            91,430      5,517,800       0.0%
#   Allegiant Travel Co.                                          47,645      6,498,778       0.0%
#   Allegion P.L.C.                                               83,230      6,940,550       0.0%
    Allied Motion Technologies, Inc.                              38,843      1,103,141       0.0%
#   Allison Transmission Holdings, Inc.                          373,864     15,885,481       0.1%
*   Alpha PRO Tech, Ltd.                                          28,782        119,445       0.0%
    Altra Industrial Motion Corp.                                102,543      4,911,810       0.0%
    AMERCO                                                        34,823     13,672,903       0.1%
*   Ameresco, Inc. Class A                                        37,184        286,317       0.0%
#   American Airlines Group, Inc.                                199,017      9,317,976       0.1%
#   American Railcar Industries, Inc.                             39,572      1,574,966       0.0%
*   American Superconductor Corp.                                    952          3,998       0.0%
*   American Woodmark Corp.                                       65,428      6,320,345       0.0%
#   AMETEK, Inc.                                                 297,365     20,069,164       0.1%
*   AMREP Corp.                                                    9,572         68,057       0.0%
    AO Smith Corp.                                               194,300     11,502,560       0.1%
#   Apogee Enterprises, Inc.                                      95,701      4,567,809       0.0%
    Applied Industrial Technologies, Inc.                        128,102      8,153,692       0.0%
*   ARC Document Solutions, Inc.                                 130,947        578,786       0.0%
    ArcBest Corp.                                                 42,847      1,396,812       0.0%
#   Arconic, Inc.                                                624,279     15,681,888       0.1%
#   Argan, Inc.                                                   83,846      5,764,412       0.0%
*   Armstrong Flooring, Inc.                                      87,477      1,294,660       0.0%
*   Armstrong World Industries, Inc.                             142,770      7,295,547       0.0%
#*  Arotech Corp.                                                 19,961         79,844       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Astec Industries, Inc.                                        76,444 $ 3,971,266       0.0%
#*  Astronics Corp.                                               71,639   2,464,382       0.0%
#*  Astronics Corp. Class B                                       25,127     864,997       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                            84,446   5,180,762       0.0%
*   Avalon Holdings Corp. Class A                                  1,202       2,482       0.0%
#*  Avis Budget Group, Inc.                                      279,032  11,510,070       0.1%
#*  Axon Enterprise, Inc.                                         94,811   2,177,809       0.0%
#   AZZ, Inc.                                                     81,423   3,892,019       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                           128,425     562,501       0.0%
#   Barnes Group, Inc.                                           142,289   9,261,591       0.1%
    Barrett Business Services, Inc.                               20,617   1,253,307       0.0%
*   Beacon Roofing Supply, Inc.                                  189,451  10,497,480       0.1%
*   BlueLinx Holdings, Inc.                                        8,614      75,114       0.0%
#*  BMC Stock Holdings, Inc.                                     177,077   3,798,302       0.0%
    Boeing Co. (The)                                             182,915  47,188,412       0.2%
    Brady Corp. Class A                                          125,507   4,775,541       0.0%
#   Briggs & Stratton Corp.                                      112,115   2,825,298       0.0%
    Brink's Co. (The)                                            183,297  13,948,902       0.1%
*   Broadwind Energy, Inc.                                         5,728      15,781       0.0%
#*  Builders FirstSource, Inc.                                   374,827   6,754,383       0.0%
    BWX Technologies, Inc.                                       193,548  11,597,396       0.1%
#*  CAI International, Inc.                                       62,255   2,304,680       0.0%
    Carlisle Cos., Inc.                                          103,718  11,391,348       0.1%
*   Casella Waste Systems, Inc. Class A                          104,332   1,925,969       0.0%
    Caterpillar, Inc.                                            431,816  58,640,613       0.3%
*   CBIZ, Inc.                                                   182,220   3,088,629       0.0%
#   CECO Environmental Corp.                                     107,924     946,493       0.0%
#   Celadon Group, Inc.                                           71,433     525,033       0.0%
#   CH Robinson Worldwide, Inc.                                   67,324   5,286,954       0.0%
#*  Chart Industries, Inc.                                       106,930   4,651,455       0.0%
#   Chicago Bridge & Iron Co. NV                                 235,031   3,276,332       0.0%
    Chicago Rivet & Machine Co.                                      653      19,792       0.0%
#   Cintas Corp.                                                  77,276  11,517,215       0.1%
#   CIRCOR International, Inc.                                    51,162   2,248,570       0.0%
*   Civeo Corp.                                                  196,714     411,132       0.0%
#*  Clean Harbors, Inc.                                          166,819   8,926,485       0.1%
*   Colfax Corp.                                                 251,961  10,509,293       0.1%
    Columbus McKinnon Corp.                                       47,221   1,868,063       0.0%
    Comfort Systems USA, Inc.                                    120,426   5,334,872       0.0%
#*  Command Security Corp.                                        10,654      33,560       0.0%
*   Commercial Vehicle Group, Inc.                               113,942     925,209       0.0%
    CompX International, Inc.                                      3,471      51,544       0.0%
*   Continental Building Products, Inc.                          152,572   4,073,672       0.0%
*   Continental Materials Corp.                                    1,019      19,616       0.0%
    Copa Holdings SA Class A                                      82,408  10,151,842       0.1%
#*  Copart, Inc.                                                 331,246  12,020,917       0.1%
    Costamare, Inc.                                              106,248     659,800       0.0%
#   Covanta Holding Corp.                                        690,659  11,119,610       0.1%
*   Covenant Transportation Group, Inc. Class A                   58,807   1,746,568       0.0%
#*  CPI Aerostructures, Inc.                                      18,928     176,977       0.0%
    CRA International, Inc.                                       21,532     909,942       0.0%
    Crane Co.                                                    148,221  12,320,130       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
*   CSW Industrials, Inc.                                            8,440 $   413,982       0.0%
    CSX Corp.                                                      987,114  49,780,159       0.2%
#   Cubic Corp.                                                     87,633   4,780,380       0.0%
    Cummins, Inc.                                                  142,407  25,188,950       0.1%
    Curtiss-Wright Corp.                                           142,599  16,862,332       0.1%
    Deere & Co.                                                    165,751  22,024,993       0.1%
    Delta Air Lines, Inc.                                        1,138,794  56,973,864       0.3%
#   Deluxe Corp.                                                   174,643  12,163,885       0.1%
*   DLH Holdings Corp.                                              15,818      96,648       0.0%
    DMC Global, Inc.                                                39,745     864,454       0.0%
#   Donaldson Co., Inc.                                            206,620   9,754,530       0.1%
#   Douglas Dynamics, Inc.                                         107,651   4,515,959       0.0%
    Dover Corp.                                                    211,947  20,238,819       0.1%
#*  Ducommun, Inc.                                                  20,564     677,995       0.0%
    Dun & Bradstreet Corp. (The)                                    46,872   5,476,056       0.0%
#*  DXP Enterprises, Inc.                                           51,964   1,666,485       0.0%
#*  Dycom Industries, Inc.                                         133,264  11,704,577       0.1%
    Eastern Co. (The)                                                9,467     273,596       0.0%
    Eaton Corp. P.L.C.                                             282,490  22,604,850       0.1%
#*  Echo Global Logistics, Inc.                                     92,982   2,236,217       0.0%
    Ecology and Environment, Inc. Class A                            3,767      44,262       0.0%
    EMCOR Group, Inc.                                              183,159  14,746,131       0.1%
    Emerson Electric Co.                                           321,806  20,743,615       0.1%
#   Encore Wire Corp.                                               68,287   3,083,158       0.0%
*   Energy Focus, Inc.                                                  54         138       0.0%
    EnerSys                                                        123,163   8,543,817       0.0%
*   Engility Holdings, Inc.                                         38,834   1,307,541       0.0%
    Ennis, Inc.                                                     63,638   1,282,306       0.0%
    EnPro Industries, Inc.                                          62,938   5,270,428       0.0%
#   EnviroStar, Inc.                                                   100       2,670       0.0%
    Equifax, Inc.                                                   94,870  10,296,241       0.1%
    ESCO Technologies, Inc.                                         68,273   3,956,420       0.0%
    Espey Manufacturing & Electronics Corp.                          4,614     104,922       0.0%
    Essendant, Inc.                                                117,165   1,134,157       0.0%
*   Esterline Technologies Corp.                                    96,602   9,162,700       0.1%
#   Expeditors International of Washington, Inc.                    83,843   4,894,754       0.0%
    Exponent, Inc.                                                  64,776   4,783,708       0.0%
#   Fastenal Co.                                                   127,276   5,978,154       0.0%
    Federal Signal Corp.                                           230,431   4,919,702       0.0%
    FedEx Corp.                                                    275,432  62,195,300       0.3%
#   Flowserve Corp.                                                180,069   7,935,641       0.0%
    Fluor Corp.                                                    214,071   9,224,319       0.1%
    Forrester Research, Inc.                                        37,924   1,657,279       0.0%
    Fortive Corp.                                                  169,508  12,248,648       0.1%
    Fortune Brands Home & Security, Inc.                           180,836  11,946,026       0.1%
    Forward Air Corp.                                               83,859   4,816,861       0.0%
*   Franklin Covey Co.                                              39,267     761,780       0.0%
    Franklin Electric Co., Inc.                                    122,572   5,577,026       0.0%
    FreightCar America, Inc.                                        42,537     796,293       0.0%
#*  FTI Consulting, Inc.                                           152,362   6,513,475       0.0%
#*  Fuel Tech, Inc.                                                 10,608       9,664       0.0%
#   GATX Corp.                                                     100,886   5,993,637       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
*   GEE Group, Inc.                                                  9,285 $    26,834       0.0%
*   Gencor Industries, Inc.                                         17,381     314,596       0.0%
*   Generac Holdings, Inc.                                         224,743  11,706,863       0.1%
#   General Cable Corp.                                            166,267   3,483,294       0.0%
    General Dynamics Corp.                                         128,618  26,106,882       0.1%
    General Electric Co.                                         3,481,279  70,182,585       0.3%
#*  Genesee & Wyoming, Inc. Class A                                148,096  10,630,331       0.1%
#*  Gibraltar Industries, Inc.                                      99,152   3,296,804       0.0%
    Global Brass & Copper Holdings, Inc.                            59,465   2,081,275       0.0%
#*  Global Power Equipment Group, Inc.                              23,539      95,333       0.0%
*   GMS, Inc.                                                      135,348   4,608,599       0.0%
#*  Golden Ocean Group, Ltd.                                        20,259     166,124       0.0%
#*  Goldfield Corp. (The)                                           86,077     494,943       0.0%
    Gorman-Rupp Co. (The)                                           96,262   3,078,459       0.0%
*   GP Strategies Corp.                                             61,912   1,798,544       0.0%
#   Graco, Inc.                                                     90,859  11,974,308       0.1%
    Graham Corp.                                                    21,663     417,446       0.0%
#   Granite Construction, Inc.                                     103,633   6,600,386       0.0%
*   Great Lakes Dredge & Dock Corp.                                201,033   1,025,268       0.0%
#   Greenbrier Cos., Inc. (The)                                     47,338   2,471,044       0.0%
    Griffon Corp.                                                  146,905   3,312,708       0.0%
#   H&E Equipment Services, Inc.                                   150,001   4,941,033       0.0%
    Hardinge, Inc.                                                  16,040     265,302       0.0%
*   Harsco Corp.                                                   256,028   5,440,595       0.0%
#*  Hawaiian Holdings, Inc.                                        265,654   8,899,409       0.1%
*   HC2 Holdings, Inc.                                              10,474      56,874       0.0%
*   HD Supply Holdings, Inc.                                       127,275   4,504,262       0.0%
#   Healthcare Services Group, Inc.                                 71,247   3,768,254       0.0%
#   Heartland Express, Inc.                                        328,873   7,014,861       0.0%
#   HEICO Corp.                                                     69,624   6,313,504       0.0%
    HEICO Corp. Class A                                            103,139   7,848,878       0.0%
    Heidrick & Struggles International, Inc.                        58,354   1,450,097       0.0%
#*  Herc Holdings, Inc.                                             95,731   4,639,124       0.0%
*   Heritage-Crystal Clean, Inc.                                    26,565     519,346       0.0%
#   Herman Miller, Inc.                                            240,294   8,073,878       0.0%
#*  Hertz Global Holdings, Inc.                                    156,750   3,898,372       0.0%
#   Hexcel Corp.                                                   305,271  18,526,897       0.1%
*   Hill International, Inc.                                       105,457     558,922       0.0%
    Hillenbrand, Inc.                                              261,472  10,341,218       0.1%
#   HNI Corp.                                                      165,401   5,660,022       0.0%
    Honeywell International, Inc.                                  336,418  48,498,019       0.2%
*   Houston Wire & Cable Co.                                        52,050     278,468       0.0%
*   Hub Group, Inc. Class A                                        105,877   4,584,474       0.0%
    Hubbell, Inc.                                                  110,245  13,871,026       0.1%
*   Hudson Global, Inc.                                             43,679      65,955       0.0%
#*  Hudson Technologies, Inc.                                      133,838     792,321       0.0%
    Huntington Ingalls Industries, Inc.                             81,296  18,928,148       0.1%
    Hurco Cos., Inc.                                                13,995     626,276       0.0%
#*  Huron Consulting Group, Inc.                                    73,012   2,672,239       0.0%
    Hyster-Yale Materials Handling, Inc.                            33,152   2,602,100       0.0%
*   ICF International, Inc.                                         44,578   2,393,839       0.0%
#*  Ideal Power, Inc.                                                6,100      12,688       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    IDEX Corp.                                                   101,499 $13,013,187       0.1%
#*  IES Holdings, Inc.                                            26,151     489,024       0.0%
    Illinois Tool Works, Inc.                                    102,413  16,029,683       0.1%
    Ingersoll-Rand P.L.C.                                        234,799  20,803,191       0.1%
#*  InnerWorkings, Inc.                                          237,765   2,586,883       0.0%
*   Innovative Solutions & Support, Inc.                          26,210      84,920       0.0%
    Insperity, Inc.                                               65,250   6,192,225       0.0%
#   Insteel Industries, Inc.                                      72,830   1,860,806       0.0%
    Interface, Inc.                                              194,886   4,443,401       0.0%
*   Intersections, Inc.                                           30,961      76,474       0.0%
    ITT, Inc.                                                    248,892  11,608,323       0.1%
    Jacobs Engineering Group, Inc.                               170,138   9,903,733       0.1%
    JB Hunt Transport Services, Inc.                              61,308   6,522,558       0.0%
*   JetBlue Airways Corp.                                        880,966  16,870,499       0.1%
#   John Bean Technologies Corp.                                  73,932   7,903,331       0.0%
    Johnson Controls International P.L.C.                        372,034  15,398,487       0.1%
    Kadant, Inc.                                                  28,146   3,197,386       0.0%
#   Kaman Corp.                                                   85,699   4,794,002       0.0%
    Kansas City Southern                                         127,913  13,331,093       0.1%
    KAR Auction Services, Inc.                                   424,705  20,101,288       0.1%
#   KBR, Inc.                                                    335,133   6,578,661       0.0%
    Kelly Services, Inc. Class A                                 115,200   3,030,912       0.0%
    Kelly Services, Inc. Class B                                   1,275      33,717       0.0%
#   Kennametal, Inc.                                             243,296  10,619,870       0.1%
*   Key Technology, Inc.                                          14,865     250,029       0.0%
#*  KEYW Holding Corp. (The)                                      17,773     134,186       0.0%
    Kforce, Inc.                                                 103,099   2,159,924       0.0%
    Kimball International, Inc. Class B                          151,729   2,908,645       0.0%
#*  Kirby Corp.                                                  157,361  11,149,027       0.1%
#*  KLX, Inc.                                                    167,102   9,167,216       0.1%
#*  Knight-Swift Transportation Holdings, Inc.                   542,565  22,489,319       0.1%
    Knoll, Inc.                                                  196,123   4,161,730       0.0%
    Korn/Ferry International                                     179,507   7,508,778       0.0%
#*  Kratos Defense & Security Solutions, Inc.                    169,115   2,036,145       0.0%
    L3 Technologies, Inc.                                         88,894  16,639,179       0.1%
    Landstar System, Inc.                                         83,378   8,233,577       0.0%
#*  Lawson Products, Inc.                                         22,431     564,140       0.0%
#*  Layne Christensen Co.                                         38,468     508,162       0.0%
#   LB Foster Co. Class A                                         18,418     458,608       0.0%
#   Lennox International, Inc.                                    45,367   8,670,995       0.0%
#*  Limbach Holdings, Inc.                                         9,297     130,158       0.0%
    Lincoln Electric Holdings, Inc.                              139,234  12,763,581       0.1%
#   Lindsay Corp.                                                 20,998   1,922,577       0.0%
    Lockheed Martin Corp.                                         82,994  25,575,431       0.1%
    LS Starrett Co. (The) Class A                                 16,757     142,435       0.0%
#   LSC Communications, Inc.                                      61,554     995,944       0.0%
    LSI Industries, Inc.                                          69,878     485,652       0.0%
*   Lydall, Inc.                                                  56,117   3,243,563       0.0%
#   Macquarie Infrastructure Corp.                                94,385   6,564,477       0.0%
#*  Manitex International, Inc.                                    2,123      19,277       0.0%
#*  Manitowoc Co., Inc. (The)                                    437,288   4,162,982       0.0%
    ManpowerGroup, Inc.                                          111,195  13,708,120       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Marten Transport, Ltd.                                       105,553 $ 2,074,116       0.0%
    Masco Corp.                                                  163,229   6,499,779       0.0%
#*  Masonite International Corp.                                  97,602   6,549,094       0.0%
#*  MasTec, Inc.                                                 272,963  11,887,539       0.1%
*   Mastech Digital, Inc.                                          4,567      58,229       0.0%
    Matson, Inc.                                                 171,840   4,679,203       0.0%
    Matthews International Corp. Class A                          84,246   5,294,861       0.0%
#   Maxar Technologies, Ltd.                                      49,723   3,147,466       0.0%
    McGrath RentCorp                                              83,761   3,744,117       0.0%
#*  Mercury Systems, Inc.                                        101,321   5,113,671       0.0%
*   Meritor, Inc.                                                223,621   5,816,382       0.0%
#*  Middleby Corp. (The)                                          72,467   8,398,925       0.0%
*   Milacron Holdings Corp.                                      226,186   4,060,039       0.0%
    Miller Industries, Inc.                                       16,917     477,905       0.0%
*   Mistras Group, Inc.                                           71,775   1,507,993       0.0%
#   Mobile Mini, Inc.                                            142,306   4,710,329       0.0%
*   Moog, Inc. Class A                                           101,342   8,893,774       0.1%
*   Moog, Inc. Class B                                             6,265     556,269       0.0%
*   MRC Global, Inc.                                             331,036   5,677,267       0.0%
    MSA Safety, Inc.                                             106,691   8,481,934       0.0%
    MSC Industrial Direct Co., Inc. Class A                      151,674  12,573,775       0.1%
    Mueller Industries, Inc.                                     183,320   6,370,370       0.0%
    Mueller Water Products, Inc. Class A                         742,259   8,862,572       0.1%
#   Multi-Color Corp.                                             56,136   4,642,447       0.0%
*   MYR Group, Inc.                                               63,726   2,032,222       0.0%
#   National Presto Industries, Inc.                              10,454   1,222,073       0.0%
*   Navigant Consulting, Inc.                                    144,805   2,506,575       0.0%
#*  Navistar International Corp.                                 124,667   5,274,661       0.0%
*   NCI Building Systems, Inc.                                   273,187   4,357,333       0.0%
    Nielsen Holdings P.L.C.                                      435,544  16,145,616       0.1%
*   NL Industries, Inc.                                           94,982   1,234,766       0.0%
    NN, Inc.                                                      92,437   2,731,513       0.0%
#   Nordson Corp.                                                 88,322  11,189,514       0.1%
    Norfolk Southern Corp.                                       273,828  35,986,476       0.2%
    Northrop Grumman Corp.                                        73,523  21,728,252       0.1%
#*  Northwest Pipe Co.                                            15,204     277,321       0.0%
#*  NOW, Inc.                                                    355,798   4,454,591       0.0%
#*  NV5 Global, Inc.                                              25,863   1,502,640       0.0%
    Old Dominion Freight Line, Inc.                              228,131  27,633,508       0.1%
#   Omega Flex, Inc.                                               8,973     578,669       0.0%
*   On Assignment, Inc.                                          168,848  10,336,875       0.1%
    Orbital ATK, Inc.                                            153,225  20,368,199       0.1%
*   Orion Group Holdings, Inc.                                    43,416     312,595       0.0%
    Oshkosh Corp.                                                227,905  20,866,982       0.1%
    Owens Corning                                                261,607  21,632,283       0.1%
    PACCAR, Inc.                                                 409,972  29,407,292       0.1%
*   PAM Transportation Services, Inc.                              8,105     237,233       0.0%
    Park-Ohio Holdings Corp.                                      39,733   1,873,411       0.0%
    Parker-Hannifin Corp.                                        121,838  22,248,837       0.1%
*   Patrick Industries, Inc.                                      74,467   6,925,431       0.0%
*   Patriot Transportation Holding, Inc.                           5,518     104,345       0.0%
*   Pendrell Corp.                                                21,773     141,089       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   Pentair P.L.C.                                               200,418 $14,121,452       0.1%
*   Performant Financial Corp.                                   119,747     222,729       0.0%
*   Perma-Fix Environmental Services                              12,507      46,901       0.0%
*   Perma-Pipe International Holdings, Inc.                       11,001      91,858       0.0%
*   PGT Innovations, Inc.                                        248,430   3,502,863       0.0%
#   Pitney Bowes, Inc.                                           272,887   3,749,467       0.0%
#*  Plug Power, Inc.                                               2,629       7,493       0.0%
*   Ply Gem Holdings, Inc.                                        88,947   1,503,204       0.0%
    Powell Industries, Inc.                                       31,375     909,247       0.0%
#*  Power Solutions International, Inc.                            2,080      20,280       0.0%
    Preformed Line Products Co.                                    9,611     683,438       0.0%
    Primoris Services Corp.                                      169,927   4,803,836       0.0%
#*  Proto Labs, Inc.                                              45,178   3,941,780       0.0%
#   Quad/Graphics, Inc.                                          167,917   3,826,828       0.0%
#   Quanex Building Products Corp.                               112,448   2,468,234       0.0%
*   Quanta Services, Inc.                                        433,210  16,345,013       0.1%
*   Radiant Logistics, Inc.                                      114,234     557,462       0.0%
    Raven Industries, Inc.                                        97,890   3,293,998       0.0%
    Raytheon Co.                                                 138,371  24,934,454       0.1%
#*  RBC Bearings, Inc.                                            58,745   7,273,806       0.0%
*   RCM Technologies, Inc.                                        15,191      89,931       0.0%
    Regal Beloit Corp.                                           112,735   9,148,445       0.1%
    Republic Services, Inc.                                      394,658  25,680,396       0.1%
    Resources Connection, Inc.                                    99,846   1,572,574       0.0%
*   Rexnord Corp.                                                346,718   8,848,243       0.1%
*   Roadrunner Transportation Systems, Inc.                       75,595     665,236       0.0%
    Robert Half International, Inc.                              179,632   9,299,549       0.1%
    Rockwell Automation, Inc.                                     70,845  14,227,093       0.1%
    Rockwell Collins, Inc.                                       213,567  28,959,685       0.1%
#   Rollins, Inc.                                                154,277   6,774,303       0.0%
#   Roper Technologies, Inc.                                      69,066  17,830,769       0.1%
*   RPX Corp.                                                    159,177   2,072,485       0.0%
#   RR Donnelley & Sons Co.                                       92,529     851,267       0.0%
*   Rush Enterprises, Inc. Class A                               101,432   5,150,717       0.0%
*   Rush Enterprises, Inc. Class B                                12,937     615,672       0.0%
    Ryder System, Inc.                                           225,145  18,254,757       0.1%
*   Saia, Inc.                                                    88,327   5,723,590       0.0%
#*  Scorpio Bulkers, Inc.                                         22,554     180,432       0.0%
#*  Sensata Technologies Holding NV                              337,890  16,526,200       0.1%
    Servotronics, Inc.                                             1,473      12,918       0.0%
*   SIFCO Industries, Inc.                                         7,118      51,961       0.0%
    Simpson Manufacturing Co., Inc.                              125,311   6,984,835       0.0%
#*  SiteOne Landscape Supply, Inc.                                21,651   1,375,055       0.0%
    SkyWest, Inc.                                                137,530   6,477,663       0.0%
#   Snap-on, Inc.                                                 71,861  11,338,229       0.1%
    Southwest Airlines Co.                                       730,646  39,352,594       0.2%
*   SP Plus Corp.                                                 73,309   2,840,724       0.0%
    Spartan Motors, Inc.                                          61,033     985,683       0.0%
*   Sparton Corp.                                                 11,200     260,848       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                    237,393  19,015,179       0.1%
#*  Spirit Airlines, Inc.                                        245,559   9,107,783       0.1%
*   SPX Corp.                                                     94,392   2,764,742       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
*   SPX FLOW, Inc.                                               132,662 $ 5,469,654       0.0%
    Standex International Corp.                                   36,426   3,771,912       0.0%
    Stanley Black & Decker, Inc.                                 106,711  17,239,162       0.1%
    Steelcase, Inc. Class A                                      279,040   4,060,032       0.0%
#*  Stericycle, Inc.                                             118,761   8,414,217       0.0%
*   Sterling Construction Co., Inc.                               60,638   1,082,388       0.0%
    Sun Hydraulics Corp.                                          57,726   3,320,977       0.0%
*   Taylor Devices, Inc.                                             900      11,430       0.0%
#*  Team, Inc.                                                    71,053     873,952       0.0%
*   Teledyne Technologies, Inc.                                   94,199  16,010,062       0.1%
#   Tennant Co.                                                   50,733   3,518,334       0.0%
#   Terex Corp.                                                  225,828  10,638,757       0.1%
    Tetra Tech, Inc.                                             149,854   7,380,309       0.0%
#*  Textainer Group Holdings, Ltd.                                82,635   1,615,514       0.0%
    Textron, Inc.                                                334,178  17,624,548       0.1%
*   Thermon Group Holdings, Inc.                                 101,881   2,191,460       0.0%
    Timken Co. (The)                                             197,727   9,322,828       0.1%
    Titan International, Inc.                                    192,956   1,879,391       0.0%
*   Titan Machinery, Inc.                                         49,042     730,235       0.0%
    Toro Co. (The)                                               125,869   7,910,867       0.0%
*   TPI Composites, Inc.                                           9,222     231,011       0.0%
*   Transcat, Inc.                                                13,664     173,533       0.0%
#   TransDigm Group, Inc.                                         20,390   5,658,225       0.0%
#*  TransUnion                                                   113,412   5,952,996       0.0%
#*  Trex Co., Inc.                                                80,814   8,845,092       0.1%
*   TriMas Corp.                                                  95,865   2,545,216       0.0%
*   TriNet Group, Inc.                                           153,479   5,328,791       0.0%
#   Trinity Industries, Inc.                                     486,320  15,815,126       0.1%
    Triton International, Ltd.                                   160,771   6,414,763       0.0%
#   Triumph Group, Inc.                                          170,939   5,307,656       0.0%
#*  TrueBlue, Inc.                                               136,808   3,707,497       0.0%
#*  Tutor Perini Corp.                                           164,038   4,625,872       0.0%
*   Twin Disc, Inc.                                               36,405     777,247       0.0%
*   Ultralife Corp.                                               37,504     281,280       0.0%
    UniFirst Corp.                                                34,479   5,430,442       0.0%
    Union Pacific Corp.                                          671,012  77,696,479       0.4%
*   United Continental Holdings, Inc.                            482,312  28,205,606       0.1%
    United Parcel Service, Inc. Class B                          219,864  25,840,616       0.1%
*   United Rentals, Inc.                                         147,204  20,826,422       0.1%
    United Technologies Corp.                                    573,727  68,709,546       0.3%
#*  Univar, Inc.                                                 145,629   4,332,463       0.0%
    Universal Forest Products, Inc.                               64,689   7,303,388       0.0%
    Universal Logistics Holdings, Inc.                            30,894     667,310       0.0%
#   US Ecology, Inc.                                              70,828   3,367,871       0.0%
#*  USA Truck, Inc.                                               21,309     300,457       0.0%
#*  USG Corp.                                                    419,466  14,400,268       0.1%
    Valmont Industries, Inc.                                      58,386   9,277,535       0.1%
*   Vectrus, Inc.                                                 35,667   1,088,200       0.0%
#*  Verisk Analytics, Inc.                                        91,093   7,747,460       0.0%
*   Veritiv Corp.                                                  7,828     251,670       0.0%
    Viad Corp.                                                    79,967   4,642,084       0.0%
*   Vicor Corp.                                                   34,427     741,902       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Industrials -- (Continued)
*   Virco Manufacturing Corp.                                     18,270 $      103,226       0.0%
*   Volt Information Sciences, Inc.                               23,850        102,555       0.0%
    VSE Corp.                                                     25,963      1,274,783       0.0%
#   Wabash National Corp.                                        237,922      5,353,245       0.0%
*   WABCO Holdings, Inc.                                          57,210      8,442,480       0.0%
#   Wabtec Corp.                                                 131,839     10,085,683       0.1%
    Waste Management, Inc.                                       233,510     19,187,517       0.1%
#   Watsco, Inc.                                                  60,750     10,119,127       0.1%
    Watsco, Inc. Class B                                           5,058        842,815       0.0%
    Watts Water Technologies, Inc. Class A                        73,495      4,953,563       0.0%
#*  Welbilt, Inc.                                                339,476      7,488,841       0.0%
#   Werner Enterprises, Inc.                                     245,639      8,757,030       0.1%
#*  Wesco Aircraft Holdings, Inc.                                324,203      2,934,037       0.0%
*   WESCO International, Inc.                                    155,196      9,800,627       0.1%
#*  Willdan Group, Inc.                                           21,906        658,494       0.0%
*   Willis Lease Finance Corp.                                     8,926        223,953       0.0%
    Woodward, Inc.                                               170,996     13,223,121       0.1%
#   WW Grainger, Inc.                                             46,608      9,214,402       0.1%
#*  XPO Logistics, Inc.                                          325,499     22,573,356       0.1%
#   Xylem, Inc.                                                  316,502     21,056,878       0.1%
*   YRC Worldwide, Inc.                                           67,571        910,181       0.0%
                                                                         --------------      ----
Total Industrials                                                         3,264,266,299      14.5%
                                                                         --------------      ----
Information Technology -- (17.8%)
#*  3D Systems Corp.                                              49,622        614,320       0.0%
    Accenture P.L.C. Class A                                     191,972     27,329,134       0.1%
#*  ACI Worldwide, Inc.                                          343,540      8,272,443       0.0%
    Activision Blizzard, Inc.                                    392,517     25,705,938       0.1%
*   Actua Corp.                                                  137,680      2,127,156       0.0%
#*  Acxiom Corp.                                                 169,167      4,256,242       0.0%
#*  ADDvantage Technologies Group, Inc.                            7,817         11,413       0.0%
*   Adobe Systems, Inc.                                           74,188     12,994,770       0.1%
    ADTRAN, Inc.                                                 108,518      2,289,730       0.0%
#*  Advanced Energy Industries, Inc.                             122,423     10,371,677       0.1%
#*  Advanced Micro Devices, Inc.                                 779,002      8,557,337       0.0%
*   Agilysys, Inc.                                                65,901        808,605       0.0%
*   Akamai Technologies, Inc.                                    216,204     11,296,659       0.1%
*   ALJ Regional Holdings, Inc.                                   28,929        104,434       0.0%
    Alliance Data Systems Corp.                                   39,407      8,816,528       0.0%
*   Alpha & Omega Semiconductor, Ltd.                             74,046      1,364,668       0.0%
*   Alphabet, Inc. Class A                                        95,859     99,026,181       0.5%
*   Alphabet, Inc. Class C                                       100,541    102,214,002       0.5%
#*  Ambarella, Inc.                                                4,693        264,873       0.0%
    Amdocs, Ltd.                                                 133,008      8,658,821       0.0%
    American Software, Inc. Class A                               49,195        610,510       0.0%
*   Amkor Technology, Inc.                                       790,153      9,142,070       0.1%
    Amphenol Corp. Class A                                       131,379     11,429,973       0.1%
*   Amtech Systems, Inc.                                          23,507        342,262       0.0%
    Analog Devices, Inc.                                         212,627     19,412,845       0.1%
#*  ANGI Homeservices, Inc. Class A                               49,651        620,638       0.0%
*   Anixter International, Inc.                                  108,267      7,437,943       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
*   ANSYS, Inc.                                                     92,126 $ 12,594,545       0.1%
    Apple, Inc.                                                  3,188,839  539,041,345       2.4%
    Applied Materials, Inc.                                        469,595   26,499,246       0.1%
#*  Applied Optoelectronics, Inc.                                   34,900    1,421,826       0.0%
#*  Arista Networks, Inc.                                           56,520   11,297,783       0.1%
*   ARRIS International P.L.C.                                     440,548   12,555,618       0.1%
*   Arrow Electronics, Inc.                                        191,910   16,041,757       0.1%
#*  Aspen Technology, Inc.                                         122,340    7,893,377       0.0%
    AstroNova, Inc.                                                 14,046      174,873       0.0%
#*  Asure Software, Inc.                                            20,330      229,322       0.0%
#*  Autodesk, Inc.                                                  41,800    5,223,328       0.0%
    Automatic Data Processing, Inc.                                138,772   16,133,633       0.1%
*   AutoWeb, Inc.                                                    3,757       25,998       0.0%
*   Aviat Networks, Inc.                                             7,377      122,458       0.0%
#*  Avid Technology, Inc.                                           98,700      438,228       0.0%
    Avnet, Inc.                                                    225,582    8,978,164       0.1%
    AVX Corp.                                                      234,355    4,415,248       0.0%
*   Aware, Inc.                                                     34,260      159,309       0.0%
#*  Axcelis Technologies, Inc.                                      81,625    2,685,463       0.0%
*   AXT, Inc.                                                      114,587    1,065,659       0.0%
#   Badger Meter, Inc.                                              82,342    3,606,580       0.0%
*   Bankrate, Inc.                                                 142,501    1,980,764       0.0%
#*  Barracuda Networks, Inc.                                       168,409    3,925,614       0.0%
*   Bazaarvoice, Inc.                                              143,833      693,994       0.0%
    Bel Fuse, Inc. Class A                                           4,354      122,848       0.0%
    Bel Fuse, Inc. Class B                                          23,530      761,196       0.0%
#   Belden, Inc.                                                   114,238    9,128,759       0.1%
#*  Benchmark Electronics, Inc.                                    110,326    3,414,590       0.0%
    Black Box Corp.                                                 59,924      185,764       0.0%
#*  Black Knight, Inc.                                             127,242    5,770,425       0.0%
#   Blackbaud, Inc.                                                 75,206    7,618,368       0.0%
#*  Blackhawk Network Holdings, Inc.                               149,732    5,083,401       0.0%
*   Blucora, Inc.                                                   75,507    1,638,502       0.0%
    Booz Allen Hamilton Holding Corp.                              224,150    8,470,629       0.0%
#*  Bottomline Technologies de, Inc.                                63,828    2,078,240       0.0%
    Broadcom, Ltd.                                                 119,845   31,628,294       0.2%
    Broadridge Financial Solutions, Inc.                           123,450   10,606,824       0.1%
#*  BroadSoft, Inc.                                                  2,789      152,977       0.0%
#*  BroadVision, Inc.                                                6,453       26,780       0.0%
    Brocade Communications Systems, Inc.                         1,098,905   12,802,243       0.1%
    Brooks Automation, Inc.                                        202,939    6,979,072       0.0%
*   BSQUARE Corp.                                                   30,337      162,303       0.0%
    CA, Inc.                                                       526,929   17,061,961       0.1%
    Cabot Microelectronics Corp.                                    64,645    6,249,232       0.0%
*   CACI International, Inc. Class A                                71,512   10,279,850       0.1%
*   Cadence Design Systems, Inc.                                   246,642   10,645,069       0.1%
#*  CalAmp Corp.                                                    89,586    2,036,290       0.0%
*   Calix, Inc.                                                    197,897    1,088,434       0.0%
#*  Carbonite, Inc.                                                 51,040    1,158,608       0.0%
#*  Cardtronics P.L.C. Class A                                     201,109    4,605,396       0.0%
#*  Cars.com, Inc.                                                 242,614    5,779,065       0.0%
    Cass Information Systems, Inc.                                  28,344    1,828,188       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#*  Cavium, Inc.                                                    28,308 $  1,952,969       0.0%
    CDK Global, Inc.                                                66,063    4,198,964       0.0%
    CDW Corp.                                                      201,974   14,138,180       0.1%
#*  Ceva, Inc.                                                      43,332    2,092,936       0.0%
#*  Ciena Corp.                                                    369,632    7,862,073       0.0%
#*  Cimpress NV                                                     48,517    5,295,145       0.0%
#*  Cirrus Logic, Inc.                                             202,973   11,366,488       0.1%
    Cisco Systems, Inc.                                          4,353,001  148,654,984       0.7%
*   Citrix Systems, Inc.                                            82,601    6,823,669       0.0%
#*  Clearfield, Inc.                                                20,285      277,905       0.0%
#   ClearOne, Inc.                                                   2,763       20,170       0.0%
#   Cognex Corp.                                                   112,909   13,904,743       0.1%
    Cognizant Technology Solutions Corp. Class A                   465,745   35,242,924       0.2%
#*  Coherent, Inc.                                                  59,740   15,694,295       0.1%
    Cohu, Inc.                                                      63,332    1,633,966       0.0%
#*  CommerceHub, Inc. Series A                                      28,580      638,191       0.0%
*   CommerceHub, Inc. Series C                                      47,758    1,018,678       0.0%
#*  CommScope Holding Co., Inc.                                    310,036    9,964,557       0.1%
    Communications Systems, Inc.                                    17,110       74,086       0.0%
    Computer Task Group, Inc.                                       43,240      217,930       0.0%
    Comtech Telecommunications Corp.                                43,970      945,795       0.0%
    Concurrent Computer Corp.                                       14,271       87,624       0.0%
#*  Conduent, Inc.                                                 383,754    5,940,512       0.0%
#*  Control4 Corp.                                                  15,814      465,722       0.0%
#   Convergys Corp.                                                231,527    5,957,190       0.0%
#*  CoreLogic, Inc.                                                277,859   13,031,587       0.1%
    Corning, Inc.                                                  643,955   20,162,231       0.1%
#*  CoStar Group, Inc.                                              16,790    4,965,643       0.0%
#*  Cray, Inc.                                                     130,417    2,693,111       0.0%
#*  Cree, Inc.                                                     311,919   11,135,508       0.1%
    CSG Systems International, Inc.                                115,290    4,881,379       0.0%
    CSP, Inc.                                                        2,797       31,075       0.0%
    CSRA, Inc.                                                     246,567    7,887,678       0.0%
    CTS Corp.                                                       85,796    2,333,651       0.0%
#*  CyberOptics Corp.                                               14,531      209,246       0.0%
#   Cypress Semiconductor Corp.                                    899,134   14,260,265       0.1%
#   Daktronics, Inc.                                               111,658    1,146,728       0.0%
*   Dell Technologies, Inc. Class V                                145,679   12,057,851       0.1%
*   Determine, Inc.                                                    538        1,162       0.0%
*   DHI Group, Inc.                                                201,490      443,278       0.0%
#   Diebold Nixdorf, Inc.                                          189,162    3,650,827       0.0%
*   Digi International, Inc.                                        62,231      647,202       0.0%
*   Diodes, Inc.                                                   159,808    5,487,807       0.0%
    Dolby Laboratories, Inc. Class A                               132,458    7,674,617       0.0%
*   DSP Group, Inc.                                                 46,728      626,155       0.0%
    DST Systems, Inc.                                              198,586   11,641,111       0.1%
    DXC Technology Co.                                             397,367   36,367,028       0.2%
*   eBay, Inc.                                                     959,224   36,105,191       0.2%
#   Ebix, Inc.                                                      58,742    3,991,519       0.0%
*   EchoStar Corp. Class A                                         112,668    6,303,775       0.0%
*   Edgewater Technology, Inc.                                      22,481      146,351       0.0%
*   Electro Scientific Industries, Inc.                             67,702    1,211,189       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
*   Electronic Arts, Inc.                                          118,019 $ 14,115,072       0.1%
#*  Electronics for Imaging, Inc.                                   95,845    2,957,777       0.0%
#*  Ellie Mae, Inc.                                                 21,253    1,911,707       0.0%
#*  eMagin Corp.                                                    12,094       26,002       0.0%
*   Emcore Corp.                                                    55,153      455,012       0.0%
#*  Endurance International Group Holdings, Inc.                    63,352      519,486       0.0%
    Entegris, Inc.                                                 379,880   12,441,070       0.1%
#*  Envestnet, Inc.                                                 26,663    1,423,804       0.0%
#*  EPAM Systems, Inc.                                              75,013    6,837,435       0.0%
*   ePlus, Inc.                                                     44,920    4,294,352       0.0%
#*  Etsy, Inc.                                                      15,497      258,800       0.0%
#*  Euronet Worldwide, Inc.                                        123,671   11,951,565       0.1%
*   Everi Holdings, Inc.                                           149,853    1,242,281       0.0%
*   Evolving Systems, Inc.                                          19,821       91,177       0.0%
*   ExlService Holdings, Inc.                                       86,574    5,403,949       0.0%
#*  Extreme Networks, Inc.                                         155,567    1,866,804       0.0%
*   F5 Networks, Inc.                                               34,420    4,174,113       0.0%
#*  Fabrinet                                                       101,767    3,783,697       0.0%
*   Facebook, Inc. Class A                                         622,758  112,133,805       0.5%
    Fair Isaac Corp.                                                75,354   10,938,387       0.1%
#*  FARO Technologies, Inc.                                         55,389    2,869,150       0.0%
    Fidelity National Information Services, Inc.                   299,618   27,792,566       0.1%
#*  Finisar Corp.                                                  377,364    8,883,149       0.0%
*   FireEye, Inc.                                                   42,598      720,758       0.0%
#*  First Data Corp. Class A                                        71,225    1,268,517       0.0%
#*  First Solar, Inc.                                              270,028   14,802,935       0.1%
*   Fiserv, Inc.                                                   140,552   18,191,645       0.1%
#*  Fitbit, Inc. Class A                                           115,314      708,028       0.0%
*   FleetCor Technologies, Inc.                                     96,467   15,943,101       0.1%
#*  Flex, Ltd.                                                   1,231,494   21,920,593       0.1%
    FLIR Systems, Inc.                                             332,480   15,566,714       0.1%
*   FormFactor, Inc.                                               190,805    3,472,651       0.0%
#*  Fortinet, Inc.                                                  46,714    1,840,999       0.0%
*   Frequency Electronics, Inc.                                     12,110      112,623       0.0%
#*  Gartner, Inc.                                                   54,749    6,860,597       0.0%
    Genpact, Ltd.                                                  462,207   14,074,203       0.1%
#   Global Payments, Inc.                                          201,746   20,971,497       0.1%
    GlobalSCAPE, Inc.                                               41,783      169,221       0.0%
#*  Globant SA                                                      12,912      487,041       0.0%
*   Glu Mobile, Inc.                                               265,812    1,065,906       0.0%
#*  GoDaddy, Inc. Class A                                           30,833    1,439,901       0.0%
#*  GrubHub, Inc.                                                  104,596    6,382,448       0.0%
*   GSE Systems, Inc.                                               19,854       69,489       0.0%
#*  GSI Technology, Inc.                                            41,349      286,135       0.0%
#*  GTT Communications, Inc.                                       164,251    5,986,949       0.0%
#*  Guidewire Software, Inc.                                        35,743    2,858,725       0.0%
    Hackett Group, Inc. (The)                                      115,511    1,783,490       0.0%
#*  Harmonic, Inc.                                                 318,882    1,179,863       0.0%
    Harris Corp.                                                   192,946   26,881,237       0.1%
    Hewlett Packard Enterprise Co.                               1,097,503   15,277,242       0.1%
    HP, Inc.                                                       881,653   18,999,622       0.1%
*   IAC/InterActiveCorp                                            140,328   18,109,328       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
*   ID Systems, Inc.                                                15,829 $    117,926       0.0%
*   IEC Electronics Corp.                                            9,658       43,509       0.0%
#*  II-VI, Inc.                                                    166,639    7,532,083       0.0%
#*  Immersion Corp.                                                 12,255       99,020       0.0%
#*  Infinera Corp.                                                 483,990    4,050,996       0.0%
*   Innodata, Inc.                                                  31,335       40,736       0.0%
#*  Inphi Corp.                                                      1,436       58,847       0.0%
#*  Inseego Corp.                                                   48,740       73,110       0.0%
*   Insight Enterprises, Inc.                                       94,544    4,259,207       0.0%
#*  Integrated Device Technology, Inc.                             278,180    8,643,053       0.0%
    Intel Corp.                                                  5,141,165  233,871,596       1.0%
*   Intelligent Systems Corp.                                          629        2,422       0.0%
    InterDigital, Inc.                                             154,806   11,355,020       0.1%
#*  Internap Corp.                                                 142,453      662,406       0.0%
    International Business Machines Corp.                          385,421   59,377,959       0.3%
*   inTEST Corp.                                                    18,562      159,633       0.0%
*   Intevac, Inc.                                                   38,997      327,575       0.0%
*   IntriCon Corp.                                                   8,894      100,058       0.0%
    Intuit, Inc.                                                    54,398    8,215,186       0.0%
*   IPG Photonics Corp.                                            104,491   22,247,179       0.1%
#*  Iteris, Inc.                                                    12,775       88,275       0.0%
*   Itron, Inc.                                                    117,374    9,172,778       0.1%
*   IXYS Corp.                                                      97,864    2,417,241       0.0%
#   j2 Global, Inc.                                                170,368   12,631,084       0.1%
#   Jabil, Inc.                                                    672,906   19,029,782       0.1%
    Jack Henry & Associates, Inc.                                  101,186   11,143,614       0.1%
    Juniper Networks, Inc.                                         371,754    9,230,652       0.1%
#*  Kemet Corp.                                                    110,083    2,828,032       0.0%
*   Key Tronic Corp.                                                14,320      107,830       0.0%
*   Keysight Technologies, Inc.                                    353,847   15,806,345       0.1%
*   Kimball Electronics, Inc.                                       38,844      854,568       0.0%
    KLA-Tencor Corp.                                               130,177   14,174,974       0.1%
#*  Knowles Corp.                                                  292,077    4,836,795       0.0%
#*  Kopin Corp.                                                    102,311      359,112       0.0%
*   Kulicke & Soffa Industries, Inc.                               234,876    5,319,941       0.0%
*   KVH Industries, Inc.                                            44,171      510,175       0.0%
#   Lam Research Corp.                                             152,996   31,910,376       0.2%
*   Lantronix, Inc.                                                 11,400       20,862       0.0%
#*  Lattice Semiconductor Corp.                                    305,112    1,784,905       0.0%
*   Leaf Group, Ltd.                                                64,844      457,150       0.0%
    Leidos Holdings, Inc.                                          192,635   12,043,540       0.1%
#*  LGL Group, Inc. (The)                                            4,607       27,642       0.0%
*   Lightpath Technologies, Inc. Class A                            26,429      105,187       0.0%
*   Limelight Networks, Inc.                                       203,865    1,009,132       0.0%
*   Liquidity Services, Inc.                                        70,254      400,448       0.0%
#   Littelfuse, Inc.                                                53,470   11,175,230       0.1%
#   LogMeIn, Inc.                                                  100,641   12,182,593       0.1%
#*  LRAD Corp.                                                      15,024       32,151       0.0%
#*  Lumentum Holdings, Inc.                                         80,422    5,078,649       0.0%
#*  Luxoft Holding, Inc.                                            40,144    1,868,703       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                       90,844    3,713,703       0.0%
#*  MagnaChip Semiconductor Corp.                                   69,402      718,311       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#*  Manhattan Associates, Inc.                                     151,364 $  6,336,097       0.0%
    ManTech International Corp. Class A                             83,188    3,860,755       0.0%
*   Marchex, Inc. Class B                                           85,356      264,604       0.0%
#*  Marin Software, Inc.                                             1,621       23,505       0.0%
    Marvell Technology Group, Ltd.                                 729,569   13,475,139       0.1%
    Mastercard, Inc. Class A                                       294,958   43,880,902       0.2%
#*  Match Group, Inc.                                               38,689    1,034,544       0.0%
    Maxim Integrated Products, Inc.                                118,159    6,208,074       0.0%
    MAXIMUS, Inc.                                                  197,740   13,135,868       0.1%
#*  MaxLinear, Inc.                                                117,302    2,870,380       0.0%
*   Maxwell Technologies, Inc.                                      55,751      268,720       0.0%
#*  Meet Group, Inc.(The)                                           39,711      134,620       0.0%
#   Mesa Laboratories, Inc.                                          7,519    1,198,905       0.0%
    Methode Electronics, Inc.                                      115,993    5,440,072       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                  41,545    1,451,167       0.0%
#   Microchip Technology, Inc.                                     213,704   20,259,139       0.1%
*   Micron Technology, Inc.                                      1,627,340   72,107,435       0.3%
*   Microsemi Corp.                                                308,393   16,458,934       0.1%
    Microsoft Corp.                                              3,269,860  271,986,955       1.2%
*   MicroStrategy, Inc. Class A                                     25,910    3,426,857       0.0%
    MKS Instruments, Inc.                                          139,302   15,135,162       0.1%
#*  ModusLink Global Solutions, Inc.                               138,445      251,970       0.0%
#*  MoneyGram International, Inc.                                   59,535      925,769       0.0%
#   Monolithic Power Systems, Inc.                                  45,065    5,483,059       0.0%
#   Monotype Imaging Holdings, Inc.                                 86,585    1,995,784       0.0%
    Motorola Solutions, Inc.                                        51,737    4,684,268       0.0%
#   MTS Systems Corp.                                               43,912    2,285,620       0.0%
*   Nanometrics, Inc.                                               58,703    1,659,534       0.0%
*   Napco Security Technologies, Inc.                               31,207      316,751       0.0%
#   National Instruments Corp.                                     213,591    9,611,595       0.1%
#*  NCR Corp.                                                      315,734   10,131,904       0.1%
#*  NeoPhotonics Corp.                                             109,107      568,447       0.0%
#   NetApp, Inc.                                                   332,721   14,779,467       0.1%
#*  NETGEAR, Inc.                                                  102,743    4,792,961       0.0%
#*  Netscout Systems, Inc.                                         132,548    3,764,363       0.0%
#*  NetSol Technologies, Inc.                                       13,201       42,243       0.0%
    Network-1 Technologies, Inc.                                    39,099      164,216       0.0%
#   NIC, Inc.                                                      125,561    2,134,537       0.0%
*   Novanta, Inc.                                                   70,599    3,339,333       0.0%
*   Nuance Communications, Inc.                                    620,574    9,147,261       0.1%
#*  Numerex Corp. Class A                                           40,254      160,613       0.0%
    NVE Corp.                                                        2,311      196,620       0.0%
    NVIDIA Corp.                                                   458,835   94,891,666       0.4%
#*  Oclaro, Inc.                                                   293,898    2,430,536       0.0%
#*  ON Semiconductor Corp.                                       1,160,895   24,750,281       0.1%
*   Onvia, Inc.                                                      1,484       13,319       0.0%
*   Optical Cable Corp.                                              8,150       19,968       0.0%
    Oracle Corp.                                                 1,362,584   69,355,526       0.3%
#*  OSI Systems, Inc.                                               49,623    4,385,681       0.0%
#*  Palo Alto Networks, Inc.                                        16,166    2,379,635       0.0%
*   PAR Technology Corp.                                            25,218      275,885       0.0%
    Park Electrochemical Corp.                                      40,602      766,566       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
    Paychex, Inc.                                                  171,384 $10,932,585       0.1%
#*  Paycom Software, Inc.                                           87,090   7,158,798       0.0%
#*  Paylocity Holding Corp.                                         33,969   1,814,284       0.0%
*   PayPal Holdings, Inc.                                          456,117  33,095,850       0.2%
    PC Connection, Inc.                                             49,864   1,346,328       0.0%
    PC-Tel, Inc.                                                    30,780     204,687       0.0%
#*  PCM, Inc.                                                       16,586     233,033       0.0%
#*  PDF Solutions, Inc.                                             64,089     938,904       0.0%
#   Pegasystems, Inc.                                              134,151   7,821,003       0.0%
*   Perceptron, Inc.                                                29,758     227,351       0.0%
*   Perficient, Inc.                                               113,953   2,216,386       0.0%
#*  PFSweb, Inc.                                                    51,031     423,557       0.0%
#*  Photronics, Inc.                                               220,134   2,135,300       0.0%
#   Plantronics, Inc.                                               95,565   4,334,828       0.0%
*   Plexus Corp.                                                   108,244   6,649,429       0.0%
    Power Integrations, Inc.                                        66,624   5,353,238       0.0%
*   PRGX Global, Inc.                                               43,364     327,398       0.0%
    Progress Software Corp.                                        153,581   6,501,084       0.0%
#*  PTC, Inc.                                                      108,309   7,197,133       0.0%
    QAD, Inc. Class A                                               21,895     810,115       0.0%
#   QAD, Inc. Class B                                                5,440     160,480       0.0%
#*  Qorvo, Inc.                                                    204,356  15,492,228       0.1%
    QUALCOMM, Inc.                                               1,260,628  64,304,634       0.3%
#*  Qualstar Corp.                                                   1,349       9,875       0.0%
*   Qualys, Inc.                                                    42,631   2,255,180       0.0%
*   QuinStreet, Inc.                                                62,971     560,442       0.0%
*   Qumu Corp.                                                      13,779      43,404       0.0%
#*  Radisys Corp.                                                   40,860      53,935       0.0%
*   Rambus, Inc.                                                   252,843   3,719,321       0.0%
#*  RealNetworks, Inc.                                             173,849     820,567       0.0%
#*  RealPage, Inc.                                                  69,271   2,999,434       0.0%
#*  Red Hat, Inc.                                                   62,946   7,605,765       0.0%
    Reis, Inc.                                                      19,364     353,393       0.0%
    Relm Wireless Corp.                                              4,040      14,342       0.0%
#   RF Industries, Ltd.                                             10,694      26,200       0.0%
    Richardson Electronics, Ltd.                                    20,031     132,605       0.0%
#*  Rogers Corp.                                                    46,483   7,069,135       0.0%
*   Rosetta Stone, Inc.                                             37,189     378,212       0.0%
*   Rubicon Project, Inc. (The)                                     28,729     102,275       0.0%
#*  Rubicon Technology, Inc.                                         1,435      10,920       0.0%
*   Rudolph Technologies, Inc.                                     107,197   2,974,717       0.0%
#   Sabre Corp.                                                    229,976   4,498,331       0.0%
*   salesforce.com, Inc.                                            49,900   5,106,766       0.0%
*   Sanmina Corp.                                                  236,130   7,727,354       0.0%
*   ScanSource, Inc.                                                81,986   3,521,299       0.0%
#   Science Applications International Corp.                       129,869   9,524,592       0.1%
#*  Seachange International, Inc.                                  115,166     305,190       0.0%
#   Seagate Technology P.L.C.                                      172,874   6,391,152       0.0%
*   Semtech Corp.                                                  156,860   6,439,103       0.0%
#*  ServiceNow, Inc.                                                25,753   3,254,407       0.0%
*   ServiceSource International, Inc.                                7,645      26,605       0.0%
#*  SharpSpring, Inc.                                               14,020      63,090       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Shutterstock, Inc.                                            20,428 $   796,488       0.0%
*   Sigma Designs, Inc.                                          164,028     992,369       0.0%
#*  Sigmatron International, Inc.                                  4,001      37,689       0.0%
*   Silicon Laboratories, Inc.                                    85,217   8,087,093       0.0%
*   Silver Spring Networks, Inc.                                  39,689     639,787       0.0%
#   Skyworks Solutions, Inc.                                     295,071  33,596,784       0.2%
*   SMTC Corp.                                                     1,900       2,755       0.0%
*   SolarEdge Technologies, Inc.                                  36,295   1,192,291       0.0%
*   Sonic Foundry, Inc.                                              619       2,092       0.0%
*   Sonus Networks, Inc.                                         199,237   1,554,049       0.0%
#*  Splunk, Inc.                                                  25,342   1,705,517       0.0%
#   SS&C Technologies Holdings, Inc.                             240,355   9,662,271       0.1%
#*  Stamps.com, Inc.                                              34,158   7,665,055       0.0%
#*  StarTek, Inc.                                                 16,081     192,007       0.0%
#*  Stratasys, Ltd.                                              166,879   3,758,115       0.0%
#*  SunPower Corp.                                               280,359   1,996,156       0.0%
#*  Super Micro Computer, Inc.                                   160,297   3,189,910       0.0%
*   Support.com, Inc.                                             22,302      50,626       0.0%
*   Sykes Enterprises, Inc.                                      141,772   4,102,882       0.0%
#   Symantec Corp.                                               393,982  12,804,415       0.1%
*   Synacor, Inc.                                                 22,259      53,422       0.0%
#*  Synaptics, Inc.                                              108,763   4,037,283       0.0%
#*  Synchronoss Technologies, Inc.                               111,851   1,267,272       0.0%
    SYNNEX Corp.                                                 129,055  17,406,938       0.1%
*   Synopsys, Inc.                                               139,087  12,033,807       0.1%
#*  Syntel, Inc.                                                 148,245   3,463,003       0.0%
#   Systemax, Inc.                                                51,897   1,481,659       0.0%
#*  Tableau Software, Inc. Class A                                31,901   2,586,852       0.0%
*   Take-Two Interactive Software, Inc.                          136,087  15,058,027       0.1%
    TE Connectivity, Ltd.                                        318,520  28,975,764       0.1%
#*  Tech Data Corp.                                              106,346   9,865,718       0.1%
*   TechTarget, Inc.                                              22,070     274,992       0.0%
#*  Telaria, Inc.                                                 40,735     182,900       0.0%
*   Telenav, Inc.                                                 92,674     597,747       0.0%
    TeleTech Holdings, Inc.                                      134,644   5,607,923       0.0%
#*  Teradata Corp.                                               443,120  14,822,364       0.1%
    Teradyne, Inc.                                               438,334  18,800,145       0.1%
    Tessco Technologies, Inc.                                     22,050     352,800       0.0%
    Texas Instruments, Inc.                                      429,509  41,529,225       0.2%
    TiVo Corp.                                                   372,183   6,755,121       0.0%
    Total System Services, Inc.                                  253,191  18,242,412       0.1%
    TransAct Technologies, Inc.                                   14,625     138,938       0.0%
    Travelport Worldwide, Ltd.                                   226,752   3,557,739       0.0%
*   Travelzoo                                                      8,293      55,563       0.0%
#*  Trimble, Inc.                                                288,653  11,800,135       0.1%
*   Trio-Tech International                                        3,963      22,450       0.0%
    TSR, Inc.                                                        751       3,793       0.0%
#*  TTM Technologies, Inc.                                       336,353   5,307,650       0.0%
#*  Twitter, Inc.                                                524,182  10,808,633       0.1%
#*  Tyler Technologies, Inc.                                      31,573   5,597,577       0.0%
#*  Ubiquiti Networks, Inc.                                      119,847   7,452,086       0.0%
#*  Ultimate Software Group, Inc. (The)                           20,848   4,223,596       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Information Technology -- (Continued)
*   Ultra Clean Holdings, Inc.                                      74,037 $    1,889,424       0.0%
#*  Unisys Corp.                                                    75,416        659,890       0.0%
#   Universal Display Corp.                                         43,820      6,419,630       0.0%
#*  Vantiv, Inc. Class A                                           171,407     11,998,490       0.1%
*   VASCO Data Security International, Inc.                         66,104        899,014       0.0%
#*  Veeco Instruments, Inc.                                        154,695      2,792,245       0.0%
#*  VeriFone Systems, Inc.                                         277,816      5,300,729       0.0%
*   Verint Systems, Inc.                                           136,859      5,775,450       0.0%
#*  VeriSign, Inc.                                                  43,176      4,642,284       0.0%
    Versum Materials, Inc.                                         138,026      5,808,134       0.0%
#*  ViaSat, Inc.                                                   124,381      8,097,203       0.0%
#*  Viavi Solutions, Inc.                                          455,107      4,223,393       0.0%
#*  Virtusa Corp.                                                   96,983      3,700,871       0.0%
#   Visa, Inc. Class A                                             643,473     70,769,161       0.3%
#   Vishay Intertechnology, Inc.                                   341,685      7,602,491       0.0%
*   Vishay Precision Group, Inc.                                    24,604        604,028       0.0%
#*  VMware, Inc. Class A                                             9,053      1,083,554       0.0%
    Wayside Technology Group, Inc.                                   9,192        127,309       0.0%
*   Web.com Group, Inc.                                            209,684      5,053,384       0.0%
*   Westell Technologies, Inc. Class A                               7,001         20,513       0.0%
    Western Digital Corp.                                          336,589     30,047,300       0.1%
#   Western Union Co. (The)                                        263,474      5,232,594       0.0%
#*  WEX, Inc.                                                       95,698     11,827,316       0.1%
*   Wireless Telecom Group, Inc.                                     9,995         16,992       0.0%
#*  Workday, Inc. Class A                                           19,500      2,164,305       0.0%
*   Xcerra Corp.                                                    93,311        919,113       0.0%
    Xerox Corp.                                                    404,441     12,258,607       0.1%
#   Xilinx, Inc.                                                   279,613     20,604,682       0.1%
*   XO Group, Inc.                                                  57,631      1,150,315       0.0%
#   Xperi Corp.                                                    161,331      3,710,613       0.0%
*   Xplore Technologies Corp.                                       12,900         41,538       0.0%
#*  Yelp, Inc.                                                       4,779        223,275       0.0%
    YuMe, Inc.                                                      53,185        223,377       0.0%
#*  Zebra Technologies Corp. Class A                               124,452     14,435,187       0.1%
*   Zedge, Inc. Class B                                             24,094         70,354       0.0%
#*  Zillow Group, Inc. Class A                                     105,432      4,355,396       0.0%
#*  Zillow Group, Inc. Class C                                     118,210      4,879,709       0.0%
*   Zix Corp.                                                      119,194        578,091       0.0%
*   Zynga, Inc. Class A                                          1,962,677      7,654,440       0.0%
                                                                           --------------      ----
Total Information Technology                                                4,400,873,134      19.6%
                                                                           --------------      ----
Materials -- (4.5%)
    A Schulman, Inc.                                                85,008      3,340,814       0.0%
*   AdvanSix, Inc.                                                  76,752      3,551,315       0.0%
    Air Products & Chemicals, Inc.                                 108,473     17,293,850       0.1%
#*  AK Steel Holding Corp.                                         345,655      1,586,556       0.0%
#   Albemarle Corp.                                                159,158     22,423,771       0.1%
*   Alcoa Corp.                                                    175,184      8,370,292       0.0%
#*  Allegheny Technologies, Inc.                                   205,814      5,182,397       0.0%
*   American Biltrite, Inc.                                             36         16,290       0.0%
    American Vanguard Corp.                                         71,477      1,608,233       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Materials -- (Continued)
#   Ampco-Pittsburgh Corp.                                          38,266 $   633,302       0.0%
#   AptarGroup, Inc.                                               199,045  17,330,848       0.1%
    Ashland Global Holdings, Inc.                                  127,468   8,665,275       0.1%
    Avery Dennison Corp.                                           130,392  13,843,719       0.1%
#*  Axalta Coating Systems, Ltd.                                   172,990   5,751,918       0.0%
    Balchem Corp.                                                   88,104   7,426,286       0.0%
#   Ball Corp.                                                     430,194  18,468,228       0.1%
#   Bemis Co., Inc.                                                322,659  14,526,108       0.1%
*   Berry Global Group, Inc.                                       166,701   9,910,374       0.1%
*   Boise Cascade Co.                                              123,054   4,362,264       0.0%
    Cabot Corp.                                                    155,401   9,473,245       0.1%
#   Calgon Carbon Corp.                                            162,193   3,519,588       0.0%
#   Carpenter Technology Corp.                                     152,266   7,581,324       0.0%
    Celanese Corp. Series A                                        202,327  21,104,729       0.1%
#*  Century Aluminum Co.                                           291,451   4,080,314       0.0%
#   CF Industries Holdings, Inc.                                   391,430  14,866,511       0.1%
    Chase Corp.                                                     27,827   3,304,456       0.0%
    Chemours Co. (The)                                             124,381   7,041,208       0.0%
*   Clearwater Paper Corp.                                          52,972   2,444,658       0.0%
#*  Cleveland-Cliffs, Inc.                                         536,094   3,195,120       0.0%
#*  Coeur Mining, Inc.                                             490,199   3,720,610       0.0%
#   Commercial Metals Co.                                          387,634   7,551,110       0.0%
#   Compass Minerals International, Inc.                           111,040   7,284,224       0.0%
*   Contango ORE, Inc.                                               1,821      36,192       0.0%
    Core Molding Technologies, Inc.                                 18,851     437,532       0.0%
*   Crown Holdings, Inc.                                            80,898   4,867,633       0.0%
#   Deltic Timber Corp.                                             16,393   1,518,156       0.0%
    Domtar Corp.                                                   209,016   9,890,637       0.1%
    DowDuPont, Inc.                                              1,209,038  87,425,538       0.4%
#   Eagle Materials, Inc.                                          144,383  15,242,513       0.1%
    Eastman Chemical Co.                                           222,894  20,241,004       0.1%
    Ecolab, Inc.                                                   103,663  13,544,608       0.1%
*   Ferro Corp.                                                    313,753   7,473,596       0.0%
#   Ferroglobe P.L.C.                                              358,228   5,728,066       0.0%
#*  Flotek Industries, Inc.                                         98,253     483,405       0.0%
#   FMC Corp.                                                      124,671  11,576,949       0.1%
*   Freeport-McMoRan, Inc.                                       2,050,751  28,669,499       0.1%
    Friedman Industries, Inc.                                       13,567      80,317       0.0%
#   FutureFuel Corp.                                                83,718   1,270,839       0.0%
*   GCP Applied Technologies, Inc.                                 203,903   5,964,163       0.0%
#   Gold Resource Corp.                                             89,035     323,197       0.0%
#   Graphic Packaging Holding Co.                                1,350,826  20,924,295       0.1%
#   Greif, Inc. Class A                                            102,180   5,674,055       0.0%
#   Greif, Inc. Class B                                             29,768   1,870,919       0.0%
    Hawkins, Inc.                                                   31,546   1,201,903       0.0%
#   Haynes International, Inc.                                      39,822   1,420,849       0.0%
#   HB Fuller Co.                                                  148,484   8,444,285       0.0%
#   Hecla Mining Co.                                             1,329,212   6,273,881       0.0%
    Huntsman Corp.                                                 994,380  31,840,048       0.2%
*   Ingevity Corp.                                                  98,161   6,992,008       0.0%
    Innophos Holdings, Inc.                                         63,587   3,111,312       0.0%
    Innospec, Inc.                                                  68,123   4,213,408       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Materials -- (Continued)
#   International Flavors & Fragrances, Inc.                      35,484 $ 5,231,051       0.0%
    International Paper Co.                                      333,848  19,119,475       0.1%
#*  Intrepid Potash, Inc.                                        198,057     796,189       0.0%
    Kaiser Aluminum Corp.                                         34,717   3,443,232       0.0%
    KapStone Paper and Packaging Corp.                           384,253   8,630,322       0.1%
#   KMG Chemicals, Inc.                                           41,009   2,260,826       0.0%
*   Koppers Holdings, Inc.                                        77,292   3,752,527       0.0%
*   Kraton Corp.                                                  98,328   4,821,022       0.0%
#   Kronos Worldwide, Inc.                                       228,020   5,999,206       0.0%
*   Louisiana-Pacific Corp.                                      395,722  10,755,724       0.1%
#*  LSB Industries, Inc.                                          62,607     472,683       0.0%
    LyondellBasell Industries NV Class A                         200,783  20,787,064       0.1%
    Martin Marietta Materials, Inc.                               65,425  14,187,411       0.1%
    Materion Corp.                                                66,423   3,410,821       0.0%
#   McEwen Mining, Inc.                                          271,668     527,036       0.0%
    Mercer International, Inc.                                   213,390   3,136,833       0.0%
    Minerals Technologies, Inc.                                  115,595   8,311,281       0.0%
    Monsanto Co.                                                 169,464  20,522,090       0.1%
#   Mosaic Co. (The)                                             404,956   9,046,717       0.1%
    Myers Industries, Inc.                                       130,749   2,824,178       0.0%
#   Neenah Paper, Inc.                                            66,809   5,799,021       0.0%
#   NewMarket Corp.                                               17,546   7,025,243       0.0%
    Newmont Mining Corp.                                         553,114  20,000,602       0.1%
*   Northern Technologies International Corp.                      8,101     134,072       0.0%
    Nucor Corp.                                                  436,494  25,242,448       0.1%
#   Olin Corp.                                                   600,454  21,934,585       0.1%
#   Olympic Steel, Inc.                                           36,819     695,143       0.0%
*   OMNOVA Solutions, Inc.                                       103,026   1,138,437       0.0%
#*  Owens-Illinois, Inc.                                         459,462  10,976,547       0.1%
    Packaging Corp. of America                                   172,354  20,039,600       0.1%
    PH Glatfelter Co.                                             91,887   1,925,952       0.0%
#*  Platform Specialty Products Corp.                            555,939   5,948,547       0.0%
    PolyOne Corp.                                                268,789  12,383,109       0.1%
#   PPG Industries, Inc.                                          62,098   7,218,272       0.0%
    Praxair, Inc.                                                 85,543  12,499,543       0.1%
    Quaker Chemical Corp.                                         38,821   6,029,678       0.0%
#   Rayonier Advanced Materials, Inc.                            107,587   1,546,025       0.0%
#*  Real Industry, Inc.                                            7,576      13,258       0.0%
    Reliance Steel & Aluminum Co.                                183,282  14,083,389       0.1%
*   Resolute Forest Products, Inc.                                31,302     186,247       0.0%
#   Royal Gold, Inc.                                             137,092  11,530,808       0.1%
    RPM International, Inc.                                      246,563  13,149,205       0.1%
*   Ryerson Holding Corp.                                         14,462     127,266       0.0%
#   Schnitzer Steel Industries, Inc. Class A                      94,222   2,774,838       0.0%
    Schweitzer-Mauduit International, Inc.                       100,640   4,250,027       0.0%
#   Scotts Miracle-Gro Co. (The)                                 127,816  12,733,030       0.1%
#   Sealed Air Corp.                                             185,920   8,223,242       0.0%
    Sensient Technologies Corp.                                  106,873   8,127,692       0.0%
#   Sherwin-Williams Co. (The)                                    19,100   7,547,365       0.0%
#   Silgan Holdings, Inc.                                        310,366   9,078,205       0.1%
#   Sonoco Products Co.                                          337,188  17,462,967       0.1%
#   Southern Copper Corp.                                         64,349   2,763,790       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Materials -- (Continued)
    Steel Dynamics, Inc.                                         444,738 $   16,548,701       0.1%
    Stepan Co.                                                    73,594      5,877,217       0.0%
#*  Summit Materials, Inc. Class A                               255,248      8,014,787       0.0%
*   SunCoke Energy, Inc.                                         287,698      3,190,571       0.0%
#   Synalloy Corp.                                                22,764        325,525       0.0%
#*  TimkenSteel Corp.                                            148,112      2,073,568       0.0%
#*  Trecora Resources                                             13,281        161,364       0.0%
    Tredegar Corp.                                                45,562        881,625       0.0%
#   Trinseo SA                                                   104,937      7,450,527       0.0%
    Tronox, Ltd. Class A                                         222,016      5,876,764       0.0%
*   UFP Technologies, Inc.                                         3,313        102,206       0.0%
    United States Lime & Minerals, Inc.                           11,940      1,084,749       0.0%
#   United States Steel Corp.                                    356,065      9,015,566       0.1%
*   Universal Stainless & Alloy Products, Inc.                    14,473        296,697       0.0%
#*  US Concrete, Inc.                                             65,137      5,093,713       0.0%
    Valhi, Inc.                                                   69,098        300,576       0.0%
    Valvoline, Inc.                                              254,123      6,104,034       0.0%
#   Vulcan Materials Co.                                         156,591     19,064,954       0.1%
#   Westlake Chemical Corp.                                      140,920     11,965,517       0.1%
    WestRock Co.                                                 312,889     19,189,482       0.1%
#   Worthington Industries, Inc.                                 189,965      8,643,407       0.1%
#   WR Grace & Co.                                                86,021      6,579,746       0.0%
                                                                         --------------       ---
Total Materials                                                           1,124,664,881       5.0%
                                                                         --------------       ---
Real Estate -- (0.4%)
    Alexander & Baldwin, Inc.                                    165,728      7,497,535       0.0%
#*  Altisource Asset Management Corp.                              1,977        166,809       0.0%
#*  Altisource Portfolio Solutions SA                             27,707        715,949       0.0%
*   Capital Properties, Inc. Class A                               1,400         19,320       0.0%
*   CBRE Group, Inc. Class A                                     423,024     16,633,304       0.1%
#   CKX Lands, Inc.                                                2,161         24,095       0.0%
    Colony NorthStar, Inc. Class A                               269,229      3,306,132       0.0%
    Consolidated-Tomoka Land Co.                                  13,979        818,051       0.0%
#*  Forestar Group, Inc.                                          12,887        229,389       0.0%
#*  FRP Holdings, Inc.                                            13,205        585,642       0.0%
    Griffin Industrial Realty, Inc.                                6,727        249,572       0.0%
    HFF, Inc. Class A                                            167,283      7,337,032       0.0%
#*  Howard Hughes Corp. (The)                                     87,682     11,190,854       0.1%
*   InterGroup Corp. (The)                                           677         16,316       0.0%
    Jones Lang LaSalle, Inc.                                     110,938     14,365,362       0.1%
#   Kennedy-Wilson Holdings, Inc.                                242,705      4,720,612       0.0%
#*  Marcus & Millichap, Inc.                                      86,741      2,465,179       0.0%
#*  Maui Land & Pineapple Co., Inc.                                7,073        112,814       0.0%
    RE/MAX Holdings, Inc. Class A                                 45,806      3,046,099       0.0%
#   Realogy Holdings Corp.                                       407,464     13,173,311       0.1%
#   RMR Group, Inc. (The) Class A                                 12,300        645,135       0.0%
#*  St Joe Co. (The)                                             146,829      2,613,556       0.0%
    Stratus Properties, Inc.                                      13,438        399,780       0.0%
#*  Tejon Ranch Co.                                               76,793      1,447,548       0.0%
*   Trinity Place Holdings, Inc.                                  10,474         75,413       0.0%
                                                                         --------------       ---
Total Real Estate                                                            91,854,809       0.4%
                                                                         --------------       ---

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Telecommunication Services -- (1.9%)
*   Alaska Communications Systems Group, Inc.                       52,154 $    127,256       0.0%
#   AT&T, Inc.                                                   7,787,751  262,057,821       1.2%
    ATN International, Inc.                                         39,499    2,144,401       0.0%
*   Boingo Wireless, Inc.                                          124,495    2,910,693       0.0%
#   CenturyLink, Inc.                                            1,232,849   23,411,802       0.1%
#*  Cincinnati Bell, Inc.                                          104,955    2,004,640       0.0%
#   Cogent Communications Holdings, Inc.                           111,550    6,012,545       0.0%
#   Consolidated Communications Holdings, Inc.                     316,156    6,060,711       0.0%
#   Frontier Communications Corp.                                   88,246    1,068,659       0.0%
*   General Communication, Inc. Class A                            132,110    5,401,978       0.0%
*   Hawaiian Telcom Holdco, Inc.                                       367       11,065       0.0%
    IDT Corp. Class B                                               77,282    1,018,577       0.0%
#*  Iridium Communications, Inc.                                   104,650    1,255,800       0.0%
*   Level 3 Communications, Inc.                                   279,798   15,005,567       0.1%
#*  Lumos Networks Corp.                                            40,019      718,741       0.0%
*   ORBCOMM, Inc.                                                  143,474    1,622,691       0.0%
#   Shenandoah Telecommunications Co.                              209,340    7,954,920       0.1%
    Spok Holdings, Inc.                                             42,102      713,629       0.0%
#*  Sprint Corp.                                                 1,026,056    6,710,406       0.0%
#*  Straight Path Communications, Inc. Class B                       5,827    1,057,659       0.0%
*   T-Mobile US, Inc.                                              336,604   20,118,821       0.1%
    Telephone & Data Systems, Inc.                                 244,622    7,130,731       0.1%
*   United States Cellular Corp.                                    51,179    1,872,640       0.0%
    Verizon Communications, Inc.                                 1,954,061   93,540,900       0.4%
#*  Vonage Holdings Corp.                                          404,340    3,287,284       0.0%
#   Windstream Holdings, Inc.                                      517,375      972,665       0.0%
#*  Zayo Group Holdings, Inc.                                      165,541    5,969,408       0.0%
                                                                           ------------       ---
Total Telecommunication Services                                            480,162,010       2.1%
                                                                           ------------       ---
Utilities -- (1.8%)
#   AES Corp.                                                      363,859    3,867,821       0.0%
    ALLETE, Inc.                                                    78,524    6,152,355       0.0%
#   Alliant Energy Corp.                                            91,536    3,959,847       0.0%
    Ameren Corp.                                                    72,928    4,520,807       0.0%
    American Electric Power Co., Inc.                               95,064    7,073,712       0.1%
    American States Water Co.                                       75,136    4,038,560       0.0%
    American Water Works Co., Inc.                                  68,777    6,035,870       0.0%
#   Aqua America, Inc.                                             191,545    6,796,017       0.1%
    Artesian Resources Corp. Class A                                18,306      743,590       0.0%
    Atlantica Yield PLC                                            217,574    4,869,306       0.0%
    Atmos Energy Corp.                                              91,066    7,944,598       0.1%
#   Avangrid, Inc.                                                  75,707    3,916,323       0.0%
#   Avista Corp.                                                   114,514    5,982,211       0.0%
#   Black Hills Corp.                                               68,764    4,487,539       0.0%
    California Water Service Group                                 104,571    4,391,982       0.0%
*   Calpine Corp.                                                  945,742   14,129,385       0.1%
#   CenterPoint Energy, Inc.                                       130,802    3,869,123       0.0%
    Chesapeake Utilities Corp.                                      35,270    2,840,999       0.0%
    CMS Energy Corp.                                               104,097    5,035,172       0.0%
#   Connecticut Water Service, Inc.                                 27,681    1,716,776       0.0%
    Consolidated Edison, Inc.                                       96,542    8,307,439       0.1%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Utilities -- (Continued)
    Consolidated Water Co., Ltd.                                  20,526 $   252,470       0.0%
#   Dominion Energy, Inc.                                        122,456   9,936,080       0.1%
    DTE Energy Co.                                                56,584   6,250,269       0.0%
    Duke Energy Corp.                                            147,333  13,010,977       0.1%
#*  Dynegy, Inc.                                                 434,000   5,403,300       0.0%
    Edison International                                          63,589   5,083,941       0.0%
    El Paso Electric Co.                                          89,398   5,140,385       0.0%
    Entergy Corp.                                                 70,212   6,056,487       0.0%
#   Eversource Energy                                            108,651   6,805,899       0.1%
    Exelon Corp.                                                 185,888   7,474,556       0.1%
#   FirstEnergy Corp.                                            158,251   5,214,370       0.0%
#   Genie Energy, Ltd. Class B                                    41,293     236,196       0.0%
    Great Plains Energy, Inc.                                    158,073   5,189,537       0.0%
#   Hawaiian Electric Industries, Inc.                           114,384   4,170,441       0.0%
#   IDACORP, Inc.                                                 68,779   6,329,731       0.0%
    MDU Resources Group, Inc.                                    211,991   5,797,954       0.0%
    MGE Energy, Inc.                                              76,101   5,026,471       0.0%
#   Middlesex Water Co.                                           40,961   1,780,984       0.0%
#   National Fuel Gas Co.                                         93,204   5,410,492       0.0%
    New Jersey Resources Corp.                                   138,667   6,163,748       0.0%
    NextEra Energy, Inc.                                         101,325  15,712,468       0.1%
    NiSource, Inc.                                               293,519   7,740,096       0.1%
    Northwest Natural Gas Co.                                     63,125   4,188,344       0.0%
#   NorthWestern Corp.                                            94,467   5,600,004       0.0%
    NRG Energy, Inc.                                             968,918  24,222,950       0.1%
#   NRG Yield, Inc. Class A                                       47,862     878,268       0.0%
#   NRG Yield, Inc. Class C                                       83,188   1,547,297       0.0%
    OGE Energy Corp.                                             139,317   5,132,438       0.0%
#   ONE Gas, Inc.                                                 84,597   6,512,277       0.0%
#   Ormat Technologies, Inc.                                     120,297   7,810,884       0.1%
    Otter Tail Corp.                                              87,306   4,011,711       0.0%
#   Pattern Energy Group, Inc.                                   193,590   4,466,121       0.0%
    PG&E Corp.                                                   100,403   5,800,281       0.0%
    Pinnacle West Capital Corp.                                   43,596   3,823,805       0.0%
#   PNM Resources, Inc.                                          113,457   4,924,034       0.0%
    Portland General Electric Co.                                129,197   6,167,865       0.0%
    PPL Corp.                                                    125,181   4,701,798       0.0%
    Public Service Enterprise Group, Inc.                        103,824   5,108,141       0.0%
#*  Pure Cycle Corp.                                              14,508     110,261       0.0%
    RGC Resources, Inc.                                            4,813     140,010       0.0%
    SCANA Corp.                                                   37,809   1,631,080       0.0%
    Sempra Energy                                                 45,911   5,394,542       0.0%
    SJW Corp.                                                     43,845   2,600,447       0.0%
#   South Jersey Industries, Inc.                                173,373   5,889,481       0.0%
    Southern Co. (The)                                           199,784  10,428,725       0.1%
#   Southwest Gas Holdings, Inc.                                  73,783   6,078,981       0.0%
#   Spark Energy, Inc. Class A                                    15,216     213,024       0.0%
#   Spire, Inc.                                                   71,074   5,611,292       0.0%
    UGI Corp.                                                    367,305  17,579,217       0.1%
    Unitil Corp.                                                  36,582   1,902,264       0.0%
#*  US Geothermal, Inc.                                           34,131     131,404       0.0%
    Vectren Corp.                                                 89,763   6,116,451       0.0%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                                       PERCENTAGE
                                                                           SHARES        VALUE+      OF NET ASSETS**
                                                                         ----------- --------------- ---------------
Utilities -- (Continued)
#           Vistra Energy Corp.                                               88,580 $     1,721,995        0.0%
#           WEC Energy Group, Inc.                                           114,000       7,682,460        0.1%
            Westar Energy, Inc.                                              135,461       7,244,454        0.1%
#           WGL Holdings, Inc.                                                81,679       6,999,890        0.1%
            Xcel Energy, Inc.                                                187,613       9,290,596        0.1%
#           York Water Co. (The)                                              25,288         890,138        0.0%
                                                                                     ---------------      -----
Total Utilities                                                                          437,419,214        1.9%
                                                                                     ---------------      -----
TOTAL COMMON STOCKS                                                                   22,310,559,715       99.1%
                                                                                     ---------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                                51,231         172,648        0.0%
(degrees)   Media General, Inc. Contingent Value Rights                       96,518           9,652        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                         240,783         244,371        0.0%
(degrees)#* Safeway PDC, LLC Contingent Value Rights                         240,783              72        0.0%
                                                                                     ---------------      -----
TOTAL RIGHTS/WARRANTS                                                                        426,743        0.0%
                                                                                     ---------------      -----
TOTAL INVESTMENT SECURITIES                                                           22,310,986,458
                                                                                     ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               186,958,997     186,958,997        0.8%
                                                                                     ---------------      -----
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@        DFA Short Term Investment Fund                               198,028,764   2,291,390,829       10.2%
                                                                                     ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $16,856,989,212)                                 $24,789,336,284      110.1%
                                                                                     ===============      =====

At October 31, 2017, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    1,385    12/15/17  $170,577,395 $178,159,475   $7,582,080
                                             ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                      $170,577,395 $178,159,475   $7,582,080
                                             ============ ============   ==========

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                --------------- -------------- ------- ---------------
Common Stocks
   Consumer Discretionary       $ 3,229,790,748 $          516   --    $ 3,229,791,264
   Consumer Staples               1,345,302,502             --   --      1,345,302,502
   Energy                         1,188,569,320             --   --      1,188,569,320
   Financials                     4,294,268,011             --   --      4,294,268,011
   Health Care                    2,453,388,271             --   --      2,453,388,271
   Industrials                    3,264,266,299             --   --      3,264,266,299
   Information Technology         4,400,873,134             --   --      4,400,873,134
   Materials                      1,124,664,881             --   --      1,124,664,881
   Real Estate                       91,854,809             --   --         91,854,809
   Telecommunication Services       480,162,010             --   --        480,162,010
   Utilities                        437,419,214             --   --        437,419,214
Rights/Warrants                              --        426,743   --            426,743
Temporary Cash Investments          186,958,997             --   --        186,958,997
Securities Lending Collateral                --  2,291,390,829   --      2,291,390,829
Futures Contracts**                   7,582,080             --   --          7,582,080
                                --------------- --------------   --    ---------------
TOTAL                           $22,505,100,276 $2,291,818,088   --    $24,796,918,364
                                =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                          U.S.VECTOR EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
COMMON STOCKS -- (89.1%)
Consumer Discretionary -- (12.4%)
*   1-800-Flowers.com, Inc. Class A                               70,712 $  664,693       0.0%
    A.H. Belo Corp. Class A                                       29,006    140,679       0.0%
    Aaron's, Inc.                                                118,007  4,342,658       0.1%
    Abercrombie & Fitch Co. Class A                              110,560  1,484,821       0.0%
#   Adient P.L.C.                                                 39,424  3,325,809       0.1%
    Adtalem Global Education, Inc.                               109,558  4,048,168       0.1%
    Advance Auto Parts, Inc.                                       5,868    479,650       0.0%
#   AMC Entertainment Holdings, Inc. Class A                      71,620    995,518       0.0%
#*  AMC Networks, Inc. Class A                                     8,142    414,265       0.0%
#   AMCON Distributing Co.                                           438     39,420       0.0%
#*  America's Car-Mart, Inc.                                      15,372    658,690       0.0%
*   American Axle & Manufacturing Holdings, Inc.                 191,257  3,402,462       0.1%
#   American Eagle Outfitters, Inc.                              302,393  3,937,157       0.1%
#*  American Outdoor Brands Corp.                                 45,495    651,943       0.0%
*   American Public Education, Inc.                               29,266    585,320       0.0%
    Aramark                                                       29,256  1,278,195       0.0%
    Ark Restaurants Corp.                                          3,403     81,672       0.0%
*   Asbury Automotive Group, Inc.                                 32,106  1,971,308       0.1%
#*  Ascena Retail Group, Inc.                                    237,470    460,692       0.0%
#*  Ascent Capital Group, Inc. Class A                            15,641    175,961       0.0%
#*  At Home Group, Inc.                                           27,440    562,520       0.0%
#   Autoliv, Inc.                                                  9,213  1,150,335       0.0%
#*  AutoNation, Inc.                                              69,948  3,315,535       0.1%
#*  AV Homes, Inc.                                                14,646    243,856       0.0%
*   Ballantyne Strong, Inc.                                       17,594    112,014       0.0%
*   Barnes & Noble Education, Inc.                                82,681    450,611       0.0%
    Barnes & Noble, Inc.                                         145,935  1,021,545       0.0%
    Bassett Furniture Industries, Inc.                            10,687    414,656       0.0%
    BBX Capital Corp.                                             22,624    183,028       0.0%
#   Beasley Broadcast Group, Inc. Class A                          6,377     60,263       0.0%
*   Beazer Homes USA, Inc.                                        54,040  1,133,759       0.0%
#*  bebe stores, Inc.                                              1,025      5,648       0.0%
#   Bed Bath & Beyond, Inc.                                       39,913    794,269       0.0%
*   Belmond, Ltd. Class A                                        198,448  2,609,591       0.1%
    Best Buy Co., Inc.                                            83,918  4,697,730       0.1%
#   Big 5 Sporting Goods Corp.                                    40,230    255,460       0.0%
#   Big Lots, Inc.                                                82,452  4,230,612       0.1%
#*  Biglari Holdings, Inc.                                         2,695    963,301       0.0%
*   BJ's Restaurants, Inc.                                        41,898  1,328,167       0.0%
    Bloomin' Brands, Inc.                                         91,116  1,620,042       0.0%
#*  Bojangles', Inc.                                               8,486    103,953       0.0%
#*  Boot Barn Holdings, Inc.                                       7,175     59,050       0.0%
    BorgWarner, Inc.                                              28,878  1,522,448       0.0%
    Bowl America, Inc. Class A                                     2,839     41,847       0.0%
#   Boyd Gaming Corp.                                             57,508  1,680,959       0.0%
#*  Bravo Brio Restaurant Group, Inc.                             27,451     54,902       0.0%
*   Bridgepoint Education, Inc.                                   67,155    650,060       0.0%
*   Bright Horizons Family Solutions, Inc.                        16,294  1,406,172       0.0%
#   Brinker International, Inc.                                   12,255    376,474       0.0%
    Brunswick Corp.                                               61,906  3,135,539       0.1%
#   Buckle, Inc. (The)                                             9,525    156,686       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                      SHARES    VALUE+    OF NET ASSETS**
                                                      ------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   Buffalo Wild Wings, Inc.                            7,173 $   847,849       0.0%
#*  Build-A-Bear Workshop, Inc.                        37,916     295,745       0.0%
*   Burlington Stores, Inc.                             8,429     791,399       0.0%
#   Cable One, Inc.                                     1,882   1,335,862       0.0%
*   CafePress, Inc.                                     1,337       2,714       0.0%
#   CalAtlantic Group, Inc.                           190,528   9,400,651       0.2%
    Caleres, Inc.                                      72,972   1,994,325       0.1%
    Callaway Golf Co.                                 131,819   1,902,148       0.1%
*   Cambium Learning Group, Inc.                       42,184     258,166       0.0%
    Capella Education Co.                              20,801   1,694,241       0.0%
*   Career Education Corp.                            143,798   1,535,763       0.0%
#*  CarMax, Inc.                                       26,562   1,994,806       0.1%
    Carnival Corp.                                     45,997   3,053,741       0.1%
#   Carriage Services, Inc.                            35,253     913,053       0.0%
*   Carrols Restaurant Group, Inc.                     66,468     747,765       0.0%
    Carter's, Inc.                                     10,234     989,935       0.0%
    Cato Corp. (The) Class A                           33,543     431,363       0.0%
*   Cavco Industries, Inc.                             10,183   1,597,713       0.0%
    CBS Corp. Class B                                  34,668   1,945,568       0.1%
#   CBS Corp. Class A                                   4,554     258,804       0.0%
#*  Central European Media Enterprises, Ltd. Class A   32,474     149,380       0.0%
*   Century Casinos, Inc.                               4,432      36,564       0.0%
*   Century Communities, Inc.                          18,990     542,164       0.0%
*   Charter Communications, Inc. Class A               35,911  12,000,379       0.3%
#   Cheesecake Factory, Inc. (The)                     79,288   3,547,345       0.1%
#*  Cherokee, Inc.                                      9,247      20,806       0.0%
    Chico's FAS, Inc.                                 213,304   1,704,299       0.0%
#   Children's Place, Inc. (The)                       34,895   3,796,576       0.1%
#*  Chipotle Mexican Grill, Inc.                        1,644     447,004       0.0%
    Choice Hotels International, Inc.                   8,184     570,834       0.0%
#*  Christopher & Banks Corp.                          45,128      53,251       0.0%
#   Churchill Downs, Inc.                               1,660     346,193       0.0%
#*  Chuy's Holdings, Inc.                              25,347     570,307       0.0%
#   Cinemark Holdings, Inc.                            66,368   2,411,813       0.1%
    Citi Trends, Inc.                                  29,124     633,738       0.0%
#*  Clarus Corp.                                       32,381     236,381       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A       16,585      63,023       0.0%
    Collectors Universe, Inc.                           4,977     123,230       0.0%
#   Columbia Sportswear Co.                            46,235   2,884,139       0.1%
    Comcast Corp. Class A                             487,867  17,577,848       0.4%
#*  Conn's, Inc.                                       35,937   1,105,063       0.0%
#   Cooper Tire & Rubber Co.                          102,330   3,356,424       0.1%
*   Cooper-Standard Holdings, Inc.                     30,541   3,404,711       0.1%
#   Core-Mark Holding Co., Inc.                        60,365   2,056,032       0.1%
    Cracker Barrel Old Country Store, Inc.              8,139   1,270,742       0.0%
*   Crocs, Inc.                                       104,577   1,066,685       0.0%
    Crown Crafts, Inc.                                  2,196      13,286       0.0%
    CSS Industries, Inc.                                4,800     143,904       0.0%
    Culp, Inc.                                         23,483     744,411       0.0%
#*  Daily Journal Corp.                                   563     130,672       0.0%
    Dana, Inc.                                        142,450   4,343,300       0.1%
#   Darden Restaurants, Inc.                           24,521   2,017,343       0.1%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                               SHARES     VALUE+    OF NET ASSETS**
                                              --------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   Dave & Buster's Entertainment, Inc.          36,327 $ 1,750,961       0.0%
*   Deckers Outdoor Corp.                        48,040   3,278,250       0.1%
*   Del Frisco's Restaurant Group, Inc.          36,099     501,776       0.0%
*   Del Taco Restaurants, Inc.                   37,785     479,492       0.0%
*   Delta Apparel, Inc.                          12,387     259,260       0.0%
*   Denny's Corp.                                29,926     391,133       0.0%
#*  Destination Maternity Corp.                  13,230      30,694       0.0%
#*  Destination XL Group, Inc.                   74,081     148,162       0.0%
#   Dick's Sporting Goods, Inc.                  66,029   1,615,730       0.0%
#   Dillard's, Inc. Class A                      48,014   2,439,111       0.1%
#   DineEquity, Inc.                             37,514   1,786,042       0.0%
#*  Discovery Communications, Inc. Class A       33,491     632,310       0.0%
*   Discovery Communications, Inc. Class B        1,000      23,650       0.0%
*   Discovery Communications, Inc. Class C       43,666     777,691       0.0%
*   Dixie Group, Inc. (The)                       9,314      35,859       0.0%
    Dollar General Corp.                         31,234   2,524,957       0.1%
*   Dollar Tree, Inc.                            32,168   2,935,330       0.1%
#   Domino's Pizza, Inc.                          8,300   1,518,900       0.0%
#*  Dorman Products, Inc.                        34,452   2,380,978       0.1%
    DR Horton, Inc.                             201,370   8,902,568       0.2%
    Drive Shack, Inc.                             5,100      18,615       0.0%
#   DSW, Inc. Class A                           124,914   2,392,103       0.1%
#   Dunkin' Brands Group, Inc.                   17,333   1,023,860       0.0%
#   Educational Development Corp.                 3,287      41,087       0.0%
*   El Pollo Loco Holdings, Inc.                 12,880     148,120       0.0%
#*  Eldorado Resorts, Inc.                       28,545     733,606       0.0%
*   Emerson Radio Corp.                          22,180      31,939       0.0%
#   Entercom Communications Corp. Class A        41,141     454,608       0.0%
    Entravision Communications Corp. Class A    105,830     550,316       0.0%
    Escalade, Inc.                               16,112     198,983       0.0%
#   Ethan Allen Interiors, Inc.                  44,997   1,338,661       0.0%
#*  EVINE Live, Inc.                             44,612      51,304       0.0%
*   EW Scripps Co. (The) Class A                110,320   1,912,949       0.1%
    Expedia, Inc.                                10,549   1,315,038       0.0%
*   Express, Inc.                               131,709     891,670       0.0%
    Extended Stay America, Inc.                  59,013   1,169,638       0.0%
#*  Famous Dave's of America, Inc.                6,706      26,489       0.0%
#*  Fiesta Restaurant Group, Inc.                38,532     637,705       0.0%
#   Finish Line, Inc. (The) Class A              96,150     891,310       0.0%
#*  Five Below, Inc.                             17,117     945,714       0.0%
    Flanigan's Enterprises, Inc.                    300       6,480       0.0%
    Flexsteel Industries, Inc.                    9,611     483,145       0.0%
#   Foot Locker, Inc.                            36,047   1,084,294       0.0%
    Ford Motor Co.                            1,060,195  13,008,593       0.3%
#*  Fossil Group, Inc.                           12,801     100,872       0.0%
#*  Fox Factory Holding Corp.                    35,084   1,492,824       0.0%
*   Francesca's Holdings Corp.                   54,382     351,852       0.0%
#   Fred's, Inc. Class A                         70,632     311,487       0.0%
*   FTD Cos., Inc.                               43,806     473,105       0.0%
*   Full House Resorts, Inc.                     19,188      54,302       0.0%
#*  G-III Apparel Group, Ltd.                    79,377   2,011,413       0.1%
*   Gaia, Inc.                                    3,713      45,113       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   GameStop Corp. Class A                                       178,022 $ 3,327,231       0.1%
    Gaming Partners International Corp.                              389       4,232       0.0%
    Gannett Co., Inc.                                            156,772   1,363,916       0.0%
#   Gap, Inc. (The)                                               82,110   2,134,039       0.1%
#   Garmin, Ltd.                                                  22,692   1,284,594       0.0%
    General Motors Co.                                           390,610  16,788,418       0.4%
*   Genesco, Inc.                                                 38,025     931,612       0.0%
    Gentex Corp.                                                 161,232   3,129,513       0.1%
*   Gentherm, Inc.                                                55,293   1,852,315       0.1%
#   Genuine Parts Co.                                             18,852   1,663,312       0.0%
#   Goodyear Tire & Rubber Co. (The)                             241,087   7,374,851       0.2%
#*  GoPro, Inc. Class A                                           13,114     136,779       0.0%
    Graham Holdings Co. Class B                                    6,437   3,581,869       0.1%
#*  Grand Canyon Education, Inc.                                  55,114   4,933,254       0.1%
*   Gray Television, Inc.                                        118,371   1,843,036       0.1%
*   Gray Television, Inc. Class A                                  2,300      29,325       0.0%
*   Green Brick Partners, Inc.                                    22,902     248,487       0.0%
    Group 1 Automotive, Inc.                                      38,905   3,056,766       0.1%
#   Guess?, Inc.                                                 157,986   2,560,953       0.1%
#   H&R Block, Inc.                                               20,493     506,997       0.0%
#*  Habit Restaurants, Inc. (The) Class A                            599       7,368       0.0%
*   Hamilton Beach Brands Holding Co. Class A                      9,759     378,356       0.0%
#   Hamilton Beach Brands Holding Co. Class B                      9,759     378,356       0.0%
#   Hanesbrands, Inc.                                             31,600     711,000       0.0%
#   Harley-Davidson, Inc.                                         25,800   1,221,372       0.0%
*   Harte-Hanks, Inc.                                            100,039     104,041       0.0%
    Hasbro, Inc.                                                   9,400     870,346       0.0%
    Haverty Furniture Cos., Inc.                                  30,347     723,776       0.0%
    Haverty Furniture Cos., Inc. Class A                           1,796      42,700       0.0%
*   Helen of Troy, Ltd.                                           36,054   3,349,417       0.1%
#*  Hemisphere Media Group, Inc.                                   3,560      43,432       0.0%
#*  Hibbett Sports, Inc.                                          18,537     237,274       0.0%
*   Hilton Grand Vacations, Inc.                                   3,483     142,664       0.0%
    Hilton Worldwide Holdings, Inc.                               11,611     839,243       0.0%
    Home Depot, Inc. (The)                                        14,454   2,396,184       0.1%
#   Hooker Furniture Corp.                                        21,540   1,020,996       0.0%
#*  Horizon Global Corp.                                          24,777     402,131       0.0%
#*  Houghton Mifflin Harcourt Co.                                219,782   2,175,842       0.1%
    HSN, Inc.                                                     20,267     764,066       0.0%
*   Hyatt Hotels Corp. Class A                                    24,380   1,527,651       0.0%
*   Iconix Brand Group, Inc.                                      97,832     160,444       0.0%
    ILG, Inc.                                                    115,845   3,437,121       0.1%
*   IMAX Corp.                                                    38,913     943,640       0.0%
    Insignia Systems, Inc.                                         7,000       8,680       0.0%
*   Installed Building Products, Inc.                             14,863   1,035,951       0.0%
#   International Game Technology P.L.C.                         102,105   2,399,467       0.1%
#   Interpublic Group of Cos., Inc. (The)                         44,149     849,868       0.0%
#*  iRobot Corp.                                                  10,474     703,748       0.0%
*   J Alexander's Holdings, Inc.                                  13,620     143,010       0.0%
#   Jack in the Box, Inc.                                          6,082     629,548       0.0%
#*  JAKKS Pacific, Inc.                                            5,955      16,376       0.0%
*   Jamba, Inc.                                                   10,806      88,825       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#*  JC Penney Co., Inc.                                          331,079 $  927,021       0.0%
    John Wiley & Sons, Inc. Class A                               38,080  2,081,072       0.1%
    John Wiley & Sons, Inc. Class B                                2,087    114,315       0.0%
    Johnson Outdoors, Inc. Class A                                14,083  1,059,182       0.0%
*   K12, Inc.                                                     63,805  1,034,917       0.0%
#   KB Home                                                       76,490  2,098,121       0.1%
*   Kirkland's, Inc.                                              35,241    412,320       0.0%
#   Kohl's Corp.                                                 177,964  7,431,777       0.2%
*   Kona Grill, Inc.                                              11,299     37,852       0.0%
#*  Koss Corp.                                                     4,404      6,826       0.0%
#   L Brands, Inc.                                                 6,200    266,848       0.0%
*   La Quinta Holdings, Inc.                                     180,516  3,180,692       0.1%
    La-Z-Boy, Inc.                                                72,382  1,950,695       0.1%
*   Lakeland Industries, Inc.                                      7,500    118,875       0.0%
#*  Lands' End, Inc.                                              12,242    133,438       0.0%
    Las Vegas Sands Corp.                                         19,359  1,226,973       0.0%
#   LCI Industries                                                28,754  3,559,745       0.1%
    Lear Corp.                                                    18,306  3,214,351       0.1%
#   Leggett & Platt, Inc.                                         22,528  1,064,673       0.0%
    Lennar Corp. Class A                                         106,683  5,939,043       0.1%
    Lennar Corp. Class B                                          11,242    539,054       0.0%
    Libbey, Inc.                                                  47,243    323,142       0.0%
*   Liberty Broadband Corp. Class A                                6,209    535,278       0.0%
*   Liberty Broadband Corp. Class B                                  234     20,484       0.0%
#*  Liberty Broadband Corp. Class C                               46,947  4,098,004       0.1%
*   Liberty Expedia Holdings, Inc. Class A                        26,017  1,199,384       0.0%
*   Liberty Interactive Corp., QVC Group Class A                  86,201  1,958,487       0.1%
*   Liberty Interactive Corp., QVC Group Class B                     131      2,984       0.0%
*   Liberty Media Corp.-Liberty Braves Class A                     3,850     90,398       0.0%
*   Liberty Media Corp.-Liberty Braves Class B                        93      2,328       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                     8,071    190,556       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A                9,627    350,423       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C               20,179    769,627       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                  38,509  1,606,210       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class B                     936     39,766       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                  80,719  3,361,946       0.1%
    Liberty Tax, Inc.                                              5,220     68,121       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A                   120,509  1,301,497       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class B                       436      5,352       0.0%
*   Liberty Ventures Series A                                     50,377  2,869,474       0.1%
    Lifetime Brands, Inc.                                         22,679    422,963       0.0%
*   Lincoln Educational Services Corp.                            12,212     27,111       0.0%
#*  Lindblad Expeditions Holdings, Inc.                            1,133     12,146       0.0%
#*  Lions Gate Entertainment Corp. Class A                        47,611  1,381,671       0.0%
#*  Lions Gate Entertainment Corp. Class B                        37,527  1,037,997       0.0%
#   Lithia Motors, Inc. Class A                                   39,907  4,516,674       0.1%
#*  Live Nation Entertainment, Inc.                               69,495  3,042,491       0.1%
*   LKQ Corp.                                                     56,098  2,114,334       0.1%
    Lowe's Cos., Inc.                                             55,557  4,441,782       0.1%
*   Luby's, Inc.                                                  40,905     98,581       0.0%
#*  Lululemon Athletica, Inc.                                     10,200    627,402       0.0%
#*  Lumber Liquidators Holdings, Inc.                              5,098    156,916       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
*   M/I Homes, Inc.                                               42,211 $1,409,847       0.0%
#   Macy's, Inc.                                                  36,991    693,951       0.0%
*   Madison Square Garden Co. (The) Class A                       27,607  6,147,803       0.1%
*   Malibu Boats, Inc. Class A                                    13,793    430,342       0.0%
    Marcus Corp. (The)                                            21,411    581,309       0.0%
#   Marine Products Corp.                                         15,913    228,670       0.0%
*   MarineMax, Inc.                                               52,012    964,823       0.0%
#   Marriott International, Inc. Class A                          10,358  1,237,574       0.0%
#   Marriott Vacations Worldwide Corp.                            49,997  6,580,605       0.2%
#   Mattel, Inc.                                                  27,565    389,218       0.0%
#*  McClatchy Co. (The) Class A                                   10,395    102,391       0.0%
    McDonald's Corp.                                               2,590    432,297       0.0%
#   MDC Holdings, Inc.                                            97,074  3,595,621       0.1%
#   Meredith Corp.                                                67,602  3,582,906       0.1%
*   Meritage Homes Corp.                                          87,210  4,247,127       0.1%
    MGM Resorts International                                    152,992  4,796,299       0.1%
#*  Michael Kors Holdings, Ltd.                                    7,681    374,910       0.0%
#*  Michaels Cos., Inc. (The)                                     20,089    390,128       0.0%
*   Modine Manufacturing Co.                                      84,275  1,773,989       0.0%
*   Mohawk Industries, Inc.                                       13,679  3,580,615       0.1%
*   Monarch Casino & Resort, Inc.                                  5,624    250,887       0.0%
#   Monro, Inc.                                                   50,419  2,488,178       0.1%
#*  Motorcar Parts of America, Inc.                               30,688    887,190       0.0%
    Movado Group, Inc.                                            21,143    585,661       0.0%
#*  MSG Networks, Inc. Class A                                    34,736    602,670       0.0%
#*  Murphy USA, Inc.                                              43,345  3,223,134       0.1%
*   Nathan's Famous, Inc.                                          4,306    349,217       0.0%
    National American University Holdings, Inc.                      579        724       0.0%
    National CineMedia, Inc.                                      26,421    177,813       0.0%
#*  Nautilus, Inc.                                                52,009    676,117       0.0%
    New Media Investment Group, Inc.                              36,766    587,153       0.0%
*   New York & Co., Inc.                                          65,226    112,189       0.0%
#   New York Times Co. (The) Class A                             144,877  2,767,151       0.1%
#   Newell Brands, Inc.                                           28,288  1,153,585       0.0%
    News Corp. Class A                                           153,665  2,099,064       0.1%
    News Corp. Class B                                            65,934    916,483       0.0%
#   Nexstar Media Group, Inc. Class A                             75,762  4,833,616       0.1%
    NIKE, Inc. Class B                                             4,800    263,952       0.0%
    Nobility Homes, Inc.                                           1,284     21,674       0.0%
#   Nordstrom, Inc.                                               17,604    697,999       0.0%
#*  Norwegian Cruise Line Holdings, Ltd.                          31,043  1,730,647       0.0%
#   Nutrisystem, Inc.                                             24,845  1,241,008       0.0%
*   NVR, Inc.                                                        830  2,723,537       0.1%
#*  O'Reilly Automotive, Inc.                                      8,252  1,740,759       0.0%
    Office Depot, Inc.                                           882,850  2,736,835       0.1%
#*  Ollie's Bargain Outlet Holdings, Inc.                         70,648  3,154,433       0.1%
#   Omnicom Group, Inc.                                           20,779  1,396,141       0.0%
#*  Overstock.com, Inc.                                           55,582  2,551,214       0.1%
    Oxford Industries, Inc.                                       25,132  1,623,527       0.0%
    P&F Industries, Inc. Class A                                   2,014     15,206       0.0%
#   Papa John's International, Inc.                                7,165    487,578       0.0%
#*  Papa Murphy's Holdings, Inc.                                   7,233     40,143       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#*  Party City Holdco, Inc.                                       19,907 $  221,963       0.0%
*   Penn National Gaming, Inc.                                    52,470  1,368,942       0.0%
#   Penske Automotive Group, Inc.                                105,632  4,924,564       0.1%
*   Perry Ellis International, Inc.                               17,492    407,389       0.0%
    PetMed Express, Inc.                                          21,612    764,200       0.0%
*   PICO Holdings, Inc.                                           33,012    623,927       0.0%
#   Pier 1 Imports, Inc.                                         149,137    620,410       0.0%
*   Pinnacle Entertainment, Inc.                                  16,802    434,668       0.0%
#   Planet Fitness, Inc. Class A                                  26,471    705,187       0.0%
*   Playa Hotels & Resorts NV                                     77,195    797,424       0.0%
#   Polaris Industries, Inc.                                       9,939  1,177,076       0.0%
    Pool Corp.                                                    11,818  1,427,378       0.0%
#*  Potbelly Corp.                                                35,212    424,305       0.0%
*   Priceline Group, Inc. (The)                                    1,900  3,632,724       0.1%
    PulteGroup, Inc.                                             240,515  7,270,768       0.2%
    PVH Corp.                                                     27,046  3,429,703       0.1%
*   QEP Co., Inc.                                                  1,500     43,425       0.0%
    Ralph Lauren Corp.                                             9,892    884,642       0.0%
    RCI Hospitality Holdings, Inc.                                20,006    551,165       0.0%
*   Reading International, Inc. Class A                           30,798    481,989       0.0%
*   Red Lion Hotels Corp.                                         31,299    275,431       0.0%
#*  Red Robin Gourmet Burgers, Inc.                               21,266  1,454,594       0.0%
#   Regal Entertainment Group Class A                             17,494    286,027       0.0%
*   Regis Corp.                                                   78,895  1,177,902       0.0%
#   Rent-A-Center, Inc.                                           65,105    647,144       0.0%
#*  RH                                                            10,556    949,195       0.0%
    Rocky Brands, Inc.                                             9,423    172,441       0.0%
    Ross Stores, Inc.                                             23,632  1,500,396       0.0%
    Royal Caribbean Cruises, Ltd.                                 28,221  3,492,913       0.1%
*   Ruby Tuesday, Inc.                                            91,843    217,668       0.0%
    Ruth's Hospitality Group, Inc.                                46,325    977,457       0.0%
    Salem Media Group, Inc.                                       22,144    141,722       0.0%
#*  Sally Beauty Holdings, Inc.                                   20,174    349,212       0.0%
    Scholastic Corp.                                              52,747  1,948,474       0.1%
#*  Scientific Games Corp. Class A                                24,010  1,142,876       0.0%
#   Scripps Networks Interactive, Inc. Class A                     5,300    441,384       0.0%
#*  Sears Hometown and Outlet Stores, Inc.                         1,071      1,687       0.0%
#   SeaWorld Entertainment, Inc.                                 115,578  1,326,835       0.0%
#*  Sequential Brands Group, Inc.                                  2,686      6,984       0.0%
#   Service Corp. International                                   73,348  2,600,920       0.1%
*   ServiceMaster Global Holdings, Inc.                           34,770  1,638,015       0.0%
*   Shiloh Industries, Inc.                                       21,831    202,592       0.0%
    Shoe Carnival, Inc.                                           25,961    487,288       0.0%
*   Shutterfly, Inc.                                              44,692  1,908,348       0.1%
#   Signet Jewelers, Ltd.                                         14,628    959,158       0.0%
#   Sinclair Broadcast Group, Inc. Class A                        65,020  2,061,134       0.1%
#   Sirius XM Holdings, Inc.                                     124,278    676,072       0.0%
#   Six Flags Entertainment Corp.                                 16,495  1,035,721       0.0%
*   Skechers U.S.A., Inc. Class A                                113,986  3,638,433       0.1%
*   Skyline Corp.                                                  8,700    108,663       0.0%
    Sleep Number Corp.                                            40,444  1,314,430       0.0%
#   Sonic Automotive, Inc. Class A                                62,520  1,241,022       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#   Sonic Corp.                                                   28,283 $  718,388       0.0%
#*  Sotheby's                                                     58,473  3,030,071       0.1%
    Speedway Motorsports, Inc.                                    63,155  1,259,942       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                          19,810     81,221       0.0%
#   Stage Stores, Inc.                                            52,572     87,269       0.0%
    Standard Motor Products, Inc.                                 35,061  1,531,114       0.0%
    Stanley Furniture Co., Inc.                                   13,731     15,104       0.0%
#   Stein Mart, Inc.                                              59,443     63,604       0.0%
*   Steven Madden, Ltd.                                           90,997  3,548,883       0.1%
*   Stoneridge, Inc.                                              61,626  1,401,375       0.0%
    Strattec Security Corp.                                        6,011    277,408       0.0%
#   Strayer Education, Inc.                                       16,401  1,537,266       0.0%
#   Sturm Ruger & Co., Inc.                                       16,895    837,147       0.0%
    Superior Industries International, Inc.                       39,951    621,238       0.0%
    Superior Uniform Group, Inc.                                  22,099    518,664       0.0%
*   Sypris Solutions, Inc.                                        17,625     24,851       0.0%
#   Tailored Brands, Inc.                                          7,899    122,040       0.0%
*   Tandy Leather Factory, Inc.                                   17,438    136,888       0.0%
    Tapestry, Inc.                                                23,907    926,874       0.0%
#   Target Corp.                                                  52,314  3,088,619       0.1%
*   Taylor Morrison Home Corp. Class A                           122,198  2,951,082       0.1%
    TEGNA, Inc.                                                  180,466  2,207,099       0.1%
#*  Tempur Sealy International, Inc.                              13,378    874,520       0.0%
#   Tenneco, Inc.                                                 14,191    824,639       0.0%
#*  Tesla, Inc.                                                      697    231,076       0.0%
    Texas Roadhouse, Inc.                                         39,134  1,957,091       0.1%
    Thor Industries, Inc.                                         35,911  4,891,796       0.1%
#   Tiffany & Co.                                                 15,364  1,438,378       0.0%
#   Tile Shop Holdings, Inc.                                       8,669     74,120       0.0%
    Tilly's, Inc. Class A                                          4,855     57,823       0.0%
    Time Warner, Inc.                                             94,912  9,328,900       0.2%
    Time, Inc.                                                   159,352  1,848,483       0.1%
    TJX Cos., Inc. (The)                                          10,244    715,031       0.0%
    Toll Brothers, Inc.                                          130,041  5,987,088       0.1%
*   TopBuild Corp.                                                41,972  2,769,732       0.1%
    Tower International, Inc.                                     42,535  1,293,064       0.0%
*   Town Sports International Holdings, Inc.                      12,510     75,060       0.0%
*   Townsquare Media, Inc. Class A                                 1,770     18,479       0.0%
#   Tractor Supply Co.                                            17,500  1,054,550       0.0%
*   Trans World Entertainment Corp.                                1,500      2,700       0.0%
#*  TRI Pointe Group, Inc.                                       241,024  4,263,715       0.1%
    Tribune Media Co. Class A                                     21,486    879,422       0.0%
#*  TripAdvisor, Inc.                                             14,450    541,875       0.0%
*   tronc, Inc.                                                    5,436     80,371       0.0%
#*  Tuesday Morning Corp.                                         57,924    179,564       0.0%
    Tupperware Brands Corp.                                        6,900    405,375       0.0%
    Twenty-First Century Fox, Inc. Class A                        85,500  2,235,825       0.1%
    Twenty-First Century Fox, Inc. Class B                        23,700    603,165       0.0%
*   Ulta Salon Cosmetics & Fragrance, Inc.                        10,973  2,214,242       0.1%
#*  Under Armour, Inc. Class A                                    11,332    141,877       0.0%
#*  Under Armour, Inc. Class C                                    11,412    131,580       0.0%
*   Unifi, Inc.                                                   23,080    878,194       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
    Unique Fabricating, Inc.                                       4,543 $     38,979       0.0%
#*  Universal Electronics, Inc.                                   18,076    1,084,560       0.0%
*   Universal Technical Institute, Inc.                           22,884       76,204       0.0%
#*  Urban One, Inc.                                               39,577       69,260       0.0%
#*  Urban Outfitters, Inc.                                       199,203    4,884,458       0.1%
*   US Auto Parts Network, Inc.                                   26,854       68,746       0.0%
    Vail Resorts, Inc.                                             6,250    1,431,375       0.0%
*   Vera Bradley, Inc.                                            53,255      383,436       0.0%
    VF Corp.                                                      13,052      909,072       0.0%
#   Viacom, Inc. Class A                                           2,734       82,157       0.0%
    Viacom, Inc. Class B                                          46,520    1,117,876       0.0%
#*  Vista Outdoor, Inc.                                           95,224    1,991,134       0.1%
*   Visteon Corp.                                                 28,007    3,530,002       0.1%
*   Vitamin Shoppe, Inc.                                          47,053      216,444       0.0%
*   VOXX International Corp.                                      36,528      244,738       0.0%
    Walt Disney Co. (The)                                        118,253   11,566,326       0.3%
*   Weight Watchers International, Inc.                            6,975      313,317       0.0%
#   Wendy's Co. (The)                                            156,109    2,374,418       0.1%
    Weyco Group, Inc.                                             11,380      309,422       0.0%
#   Whirlpool Corp.                                               17,108    2,804,514       0.1%
#*  William Lyon Homes Class A                                    38,227    1,060,799       0.0%
#   Williams-Sonoma, Inc.                                         60,946    3,144,814       0.1%
#   Wingstop, Inc.                                                12,474      422,494       0.0%
    Winmark Corp.                                                  3,672      480,114       0.0%
    Winnebago Industries, Inc.                                    58,248    2,862,889       0.1%
    Wolverine World Wide, Inc.                                   133,247    3,637,643       0.1%
    Wyndham Worldwide Corp.                                       20,878    2,230,814       0.1%
#   Wynn Resorts, Ltd.                                             2,100      309,729       0.0%
*   ZAGG, Inc.                                                    64,087    1,002,962       0.0%
#*  Zumiez, Inc.                                                  45,269      798,998       0.0%
                                                                         ------------      ----
Total Consumer Discretionary                                              655,706,804      13.9%
                                                                         ------------      ----
Consumer Staples -- (3.8%)
    Alico, Inc.                                                   10,788      354,925       0.0%
*   Alliance One International, Inc.                              13,912      148,858       0.0%
    Altria Group, Inc.                                            13,203      847,897       0.0%
    Andersons, Inc. (The)                                         48,771    1,826,474       0.0%
    Archer-Daniels-Midland Co.                                    72,440    2,960,623       0.1%
#*  Avon Products, Inc.                                          150,512      343,167       0.0%
#   B&G Foods, Inc.                                              107,792    3,427,786       0.1%
#*  Blue Buffalo Pet Products, Inc.                               33,698      974,883       0.0%
#   Bob Evans Farms, Inc.                                         30,722    2,371,431       0.1%
#*  Boston Beer Co., Inc. (The) Class A                            3,985      709,529       0.0%
*   Bridgford Foods Corp.                                          3,414       44,245       0.0%
    Brown-Forman Corp. Class A                                     7,616      436,625       0.0%
#   Brown-Forman Corp. Class B                                     4,922      280,652       0.0%
    Bunge, Ltd.                                                   99,844    6,867,270       0.2%
#*  Cal-Maine Foods, Inc.                                         44,448    2,000,160       0.1%
#   Calavo Growers, Inc.                                          11,046      814,090       0.0%
#   Casey's General Stores, Inc.                                  17,684    2,026,056       0.1%
*   CCA Industries, Inc.                                           4,700       14,077       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Staples -- (Continued)
#*  Central Garden & Pet Co.                                      20,939 $  799,451       0.0%
*   Central Garden & Pet Co. Class A                              57,269  2,113,799       0.1%
#*  Chefs' Warehouse, Inc. (The)                                  36,942    736,993       0.0%
    Church & Dwight Co., Inc.                                     20,030    904,755       0.0%
#   Coca-Cola Bottling Co. Consolidated                            9,412  2,122,971       0.1%
*   Coffee Holding Co., Inc.                                       1,900      7,923       0.0%
    Conagra Brands, Inc.                                          25,303    864,350       0.0%
    Constellation Brands, Inc. Class A                             9,086  1,990,652       0.1%
    Constellation Brands, Inc. Class B                             1,214    263,135       0.0%
    Costco Wholesale Corp.                                        12,989  2,092,268       0.1%
#   Coty, Inc. Class A                                           127,518  1,963,777       0.1%
#*  Craft Brew Alliance, Inc.                                     29,866    545,055       0.0%
*   Crimson Wine Group, Ltd.                                       7,007     71,121       0.0%
    CVS Health Corp.                                             102,304  7,010,893       0.2%
*   Darling Ingredients, Inc.                                    235,762  4,302,656       0.1%
    Dean Foods Co.                                               171,181  1,669,015       0.0%
#   Dr Pepper Snapple Group, Inc.                                 17,376  1,488,428       0.0%
#*  Edgewell Personal Care Co.                                    45,537  2,956,717       0.1%
#   Energizer Holdings, Inc.                                      10,791    463,905       0.0%
#*  Farmer Brothers Co.                                           25,272    857,984       0.0%
#   Flowers Foods, Inc.                                          138,410  2,633,942       0.1%
    Fresh Del Monte Produce, Inc.                                 83,647  3,723,128       0.1%
#   General Mills, Inc.                                           16,200    841,104       0.0%
#*  Hain Celestial Group, Inc. (The)                              60,685  2,185,874       0.1%
#*  Herbalife, Ltd.                                               12,245    889,232       0.0%
#   Hormel Foods Corp.                                            45,106  1,405,503       0.0%
#*  Hostess Brands, Inc.                                         137,156  1,581,409       0.0%
*   HRG Group, Inc.                                               68,168  1,105,685       0.0%
    Ingles Markets, Inc. Class A                                  23,613    550,183       0.0%
    Ingredion, Inc.                                               28,717  3,599,676       0.1%
    Inter Parfums, Inc.                                           39,671  1,836,767       0.0%
#*  Inventure Foods, Inc.                                          1,791      7,164       0.0%
#   J&J Snack Foods Corp.                                         17,267  2,299,446       0.1%
#   JM Smucker Co. (The)                                          25,815  2,737,681       0.1%
    John B. Sanfilippo & Son, Inc.                                14,738    867,331       0.0%
    Kraft Heinz Co. (The)                                         60,931  4,711,794       0.1%
#   Kroger Co. (The)                                              34,830    720,981       0.0%
    Lamb Weston Holdings, Inc.                                     5,072    258,621       0.0%
    Lancaster Colony Corp.                                        10,957  1,372,036       0.0%
*   Landec Corp.                                                  52,000    689,000       0.0%
*   Lifevantage Corp.                                              2,000     11,100       0.0%
*   Lifeway Foods, Inc.                                           10,375    104,373       0.0%
    Limoneira Co.                                                  7,417    173,187       0.0%
    Mannatech, Inc.                                                2,569     36,994       0.0%
    McCormick & Co., Inc.                                          1,064    106,166       0.0%
#   McCormick & Co., Inc. Non-Voting                               9,862    981,565       0.0%
    Medifast, Inc.                                                19,819  1,236,706       0.0%
#   MGP Ingredients, Inc.                                         28,831  1,959,355       0.0%
    Molson Coors Brewing Co. Class A                                 534     44,282       0.0%
    Molson Coors Brewing Co. Class B                              99,795  8,070,422       0.2%
    Mondelez International, Inc. Class A                         104,512  4,329,932       0.1%
*   Monster Beverage Corp.                                         7,200    417,096       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Staples -- (Continued)
#   National Beverage Corp.                                       14,721 $  1,441,186       0.0%
*   Natural Alternatives International, Inc.                       8,015       84,959       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                      15,356       75,398       0.0%
#   Natural Health Trends Corp.                                      995       19,164       0.0%
    Nature's Sunshine Products, Inc.                              12,033      119,127       0.0%
#   Nu Skin Enterprises, Inc. Class A                             21,956    1,396,621       0.0%
    Oil-Dri Corp. of America                                       7,273      305,539       0.0%
    Omega Protein Corp.                                           40,196      880,292       0.0%
#   Orchids Paper Products Co.                                    13,352      163,963       0.0%
    PepsiCo, Inc.                                                  9,195    1,013,565       0.0%
*   Performance Food Group Co.                                    39,395    1,114,878       0.0%
    Philip Morris International, Inc.                             34,225    3,581,304       0.1%
#*  Pilgrim's Pride Corp.                                         33,046    1,050,202       0.0%
    Pinnacle Foods, Inc.                                          17,406      947,235       0.0%
#*  Post Holdings, Inc.                                          101,168    8,389,862       0.2%
#   PriceSmart, Inc.                                              11,452      959,678       0.0%
#*  Primo Water Corp.                                             13,032      143,482       0.0%
    Procter & Gamble Co. (The)                                   116,144   10,027,873       0.2%
#*  Revlon, Inc. Class A                                          14,164      318,690       0.0%
#*  Rite Aid Corp.                                                87,461      144,311       0.0%
    Rocky Mountain Chocolate Factory, Inc.                         5,450       62,675       0.0%
#   Sanderson Farms, Inc.                                         30,211    4,518,659       0.1%
    Seaboard Corp.                                                   535    2,354,064       0.1%
*   Seneca Foods Corp. Class A                                    12,820      461,520       0.0%
*   Seneca Foods Corp. Class B                                     1,251       47,350       0.0%
#*  Smart & Final Stores, Inc.                                       764        4,584       0.0%
#   Snyder's-Lance, Inc.                                          83,232    3,132,020       0.1%
    SpartanNash Co.                                               57,409    1,409,391       0.0%
#   Spectrum Brands Holdings, Inc.                                 9,827    1,080,184       0.0%
*   Sprouts Farmers Market, Inc.                                  36,308      671,335       0.0%
#*  SUPERVALU, Inc.                                               71,912    1,171,446       0.0%
*   Tofutti Brands, Inc.                                             799        1,358       0.0%
#   Tootsie Roll Industries, Inc.                                 21,061      749,772       0.0%
#*  TreeHouse Foods, Inc.                                         70,769    4,697,646       0.1%
    Tyson Foods, Inc. Class A                                     47,445    3,459,215       0.1%
*   United Natural Foods, Inc.                                    77,390    3,000,410       0.1%
    United-Guardian, Inc.                                          1,872       35,100       0.0%
    Universal Corp.                                               42,451    2,434,565       0.1%
#*  USANA Health Sciences, Inc.                                   19,931    1,309,467       0.0%
#   Vector Group, Ltd.                                            30,366      631,005       0.0%
#*  Veru, Inc.                                                     7,900       10,665       0.0%
#   Village Super Market, Inc. Class A                            10,231      245,442       0.0%
    Wal-Mart Stores, Inc.                                        198,213   17,305,977       0.4%
    Walgreens Boots Alliance, Inc.                                96,800    6,414,936       0.1%
#   WD-40 Co.                                                      7,242      802,776       0.0%
    Weis Markets, Inc.                                            36,093    1,401,491       0.0%
                                                                         ------------       ---
Total Consumer Staples                                                    200,752,713       4.3%
                                                                         ------------       ---
Energy -- (5.9%)
*   Abraxas Petroleum Corp.                                        3,303        7,035       0.0%
    Adams Resources & Energy, Inc.                                 5,276      226,551       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
    Anadarko Petroleum Corp.                                      33,696 $ 1,663,572       0.0%
    Andeavor                                                     175,682  18,664,456       0.4%
#*  Antero Resources Corp.                                        43,316     840,330       0.0%
#   Apache Corp.                                                  40,827   1,689,013       0.0%
#*  Approach Resources, Inc.                                       1,047       2,440       0.0%
#   Arch Coal, Inc. Class A                                       35,844   2,739,198       0.1%
    Archrock, Inc.                                                74,370     892,440       0.0%
#*  Ardmore Shipping Corp.                                         3,093      25,672       0.0%
#*  Aspen Aerogels, Inc.                                          14,610      65,453       0.0%
    Baker Hughes a GE Co.                                         55,395   1,741,065       0.0%
*   Barnwell Industries, Inc.                                      7,497      14,994       0.0%
*   Bill Barrett Corp.                                           101,971     502,717       0.0%
#   Bristow Group, Inc.                                           41,007     387,106       0.0%
#   Cabot Oil & Gas Corp.                                         37,044   1,026,119       0.0%
#*  Callon Petroleum Co.                                         348,317   3,862,836       0.1%
#*  CARBO Ceramics, Inc.                                           8,479      70,206       0.0%
#*  Centennial Resource Development, Inc. Class A                 13,479     261,897       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                     5,237     131,134       0.0%
#*  Cheniere Energy, Inc.                                          7,686     359,244       0.0%
    Chevron Corp.                                                222,498  25,785,293       0.6%
    Cimarex Energy Co.                                             9,239   1,080,316       0.0%
#*  Clean Energy Fuels Corp.                                      89,058     209,286       0.0%
*   Cloud Peak Energy, Inc.                                      104,885     445,761       0.0%
#*  Concho Resources, Inc.                                        14,935   2,004,426       0.0%
    ConocoPhillips                                               152,715   7,811,372       0.2%
*   CONSOL Energy, Inc.                                          292,878   4,724,122       0.1%
*   Contango Oil & Gas Co.                                        35,331     140,971       0.0%
#*  Continental Resources, Inc.                                   18,071     735,670       0.0%
#   Core Laboratories NV                                           7,352     734,465       0.0%
#   CVR Energy, Inc.                                              30,742     843,868       0.0%
*   Dawson Geophysical Co.                                        23,733     104,900       0.0%
    Delek US Holdings, Inc.                                      145,995   3,803,170       0.1%
#*  Denbury Resources, Inc.                                      484,869     596,389       0.0%
    Devon Energy Corp.                                            13,078     482,578       0.0%
#   DHT Holdings, Inc.                                           138,015     543,779       0.0%
#*  Diamond Offshore Drilling, Inc.                              153,676   2,570,999       0.1%
*   Diamondback Energy, Inc.                                      10,793   1,156,578       0.0%
#*  Dorian LPG, Ltd.                                              14,396     102,931       0.0%
#*  Dril-Quip, Inc.                                               66,255   2,789,335       0.1%
*   Eclipse Resources Corp.                                       80,494     178,697       0.0%
*   Energen Corp.                                                 14,552     752,338       0.0%
*   ENGlobal Corp.                                                25,261      31,829       0.0%
    EnLink Midstream LLC                                         136,122   2,109,891       0.1%
    Ensco P.L.C. Class A                                         591,996   3,190,858       0.1%
    EOG Resources, Inc.                                           28,939   2,890,138       0.1%
#*  EP Energy Corp. Class A                                       43,409     117,204       0.0%
*   Era Group, Inc.                                               28,008     301,366       0.0%
    Evolution Petroleum Corp.                                     25,736     190,446       0.0%
*   Exterran Corp.                                                54,705   1,765,330       0.0%
    Exxon Mobil Corp.                                            261,711  21,813,612       0.5%
#*  Forum Energy Technologies, Inc.                              189,136   2,723,558       0.1%
#   Frank's International NV                                      34,910     230,755       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Energy -- (Continued)
#   GasLog, Ltd.                                                  57,896 $  998,706       0.0%
#*  Geospace Technologies Corp.                                   14,110    211,932       0.0%
#*  Goodrich Petroleum Corp.                                       1,179     11,566       0.0%
    Green Plains, Inc.                                            72,737  1,338,361       0.0%
    Gulf Island Fabrication, Inc.                                 22,632    297,611       0.0%
*   Gulfport Energy Corp.                                        310,643  4,255,809       0.1%
*   Halcon Resources Corp.                                       167,070  1,099,321       0.0%
    Hallador Energy Co.                                            4,268     22,108       0.0%
    Halliburton Co.                                               23,703  1,013,066       0.0%
*   Helix Energy Solutions Group, Inc.                           253,990  1,732,212       0.0%
#   Helmerich & Payne, Inc.                                       52,910  2,873,542       0.1%
#   Hess Corp.                                                   116,833  5,159,345       0.1%
#   HollyFrontier Corp.                                          211,053  7,798,408       0.2%
#*  Hornbeck Offshore Services, Inc.                              46,873    174,836       0.0%
*   International Seaways, Inc.                                   10,844    218,398       0.0%
#*  ION Geophysical Corp.                                         11,700     91,260       0.0%
#*  Jones Energy, Inc. Class A                                     3,724      4,767       0.0%
    Kinder Morgan, Inc.                                          191,134  3,461,437       0.1%
#*  Kosmos Energy, Ltd.                                          420,533  3,229,693       0.1%
#*  Laredo Petroleum, Inc.                                        43,555    519,176       0.0%
    Marathon Oil Corp.                                           297,059  4,224,179       0.1%
    Marathon Petroleum Corp.                                      79,270  4,735,590       0.1%
#*  Matador Resources Co.                                        133,762  3,551,381       0.1%
*   Matrix Service Co.                                            43,035    606,794       0.0%
*   McDermott International, Inc.                                488,571  3,234,340       0.1%
*   Mitcham Industries, Inc.                                      22,567     73,568       0.0%
#   Murphy Oil Corp.                                             203,591  5,446,059       0.1%
#   Nabors Industries, Ltd.                                      366,821  2,065,202       0.0%
#   NACCO Industries, Inc. Class A                                 9,759    405,974       0.0%
#   National Oilwell Varco, Inc.                                 146,270  5,000,971       0.1%
*   Natural Gas Services Group, Inc.                              24,515    681,517       0.0%
*   Newfield Exploration Co.                                       7,847    241,609       0.0%
*   Newpark Resources, Inc.                                      198,215  1,734,381       0.0%
#*  Noble Corp. P.L.C.                                           439,313  1,827,542       0.0%
#   Noble Energy, Inc.                                           227,962  6,353,301       0.1%
#   Nordic American Offshore, Ltd.                                 1,373      1,799       0.0%
#   Nordic American Tankers, Ltd.                                 27,665    122,833       0.0%
*   Oasis Petroleum, Inc.                                        425,829  4,024,084       0.1%
    Occidental Petroleum Corp.                                    47,367  3,058,487       0.1%
#   Oceaneering International, Inc.                              170,640  3,450,341       0.1%
*   Oil States International, Inc.                                93,470  2,154,484       0.1%
    ONEOK, Inc.                                                   18,514  1,004,755       0.0%
*   Overseas Shipholding Group, Inc. Class A                       5,822     13,798       0.0%
*   Pacific Ethanol, Inc.                                         46,477    223,090       0.0%
    Panhandle Oil and Gas, Inc. Class A                           27,323    659,850       0.0%
#*  Par Pacific Holdings, Inc.                                    45,822    961,804       0.0%
*   Parker Drilling Co.                                          169,933    178,430       0.0%
#*  Parsley Energy, Inc. Class A                                  31,722    843,805       0.0%
    Patterson-UTI Energy, Inc.                                   199,887  3,953,765       0.1%
#   PBF Energy, Inc. Class A                                     188,703  5,466,726       0.1%
*   PDC Energy, Inc.                                              41,592  2,118,281       0.1%
*   Penn Virginia Corp.                                            1,643     64,028       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Energy -- (Continued)
*   PHI, Inc. Non-Voting                                          19,300 $    225,617       0.0%
*   PHI, Inc. Voting                                               1,053       12,025       0.0%
    Phillips 66                                                   34,996    3,187,436       0.1%
*   Pioneer Energy Services Corp.                                143,807      273,233       0.0%
#   Pioneer Natural Resources Co.                                  8,662    1,296,442       0.0%
*   QEP Resources, Inc.                                          340,178    3,044,593       0.1%
#   Range Resources Corp.                                         81,374    1,473,683       0.0%
#*  Renewable Energy Group, Inc.                                  94,220    1,140,062       0.0%
#*  REX American Resources Corp.                                  10,443      920,864       0.0%
#*  Rice Energy, Inc.                                            222,418    6,305,550       0.1%
*   RigNet, Inc.                                                  19,217      335,337       0.0%
#*  Ring Energy, Inc.                                             50,798      650,722       0.0%
#*  Rowan Cos. P.L.C. Class A                                    220,882    3,165,239       0.1%
#   RPC, Inc.                                                     21,678      526,992       0.0%
*   RSP Permian, Inc.                                             84,703    2,914,630       0.1%
    Schlumberger, Ltd.                                            75,956    4,861,184       0.1%
#   Scorpio Tankers, Inc.                                        465,378    1,656,746       0.0%
*   SEACOR Holdings, Inc.                                         35,400    1,670,880       0.0%
#*  SEACOR Marine Holdings, Inc.                                  35,590      503,599       0.0%
#   SemGroup Corp. Class A                                       136,961    3,567,834       0.1%
    Ship Finance International, Ltd.                             102,242    1,523,406       0.0%
*   SilverBow Resources, Inc.                                      3,014       67,785       0.0%
#   SM Energy Co.                                                193,424    4,125,734       0.1%
#*  SRC Energy, Inc.                                             333,931    3,185,702       0.1%
*   Stone Energy Corp.                                             7,756      228,182       0.0%
#*  Superior Energy Services, Inc.                               262,512    2,315,356       0.1%
#   Targa Resources Corp.                                         53,566    2,222,989       0.1%
*   TechnipFMC P.L.C.                                             93,186    2,552,365       0.1%
#   Teekay Corp.                                                  35,340      286,254       0.0%
#   Teekay Tankers, Ltd. Class A                                 107,540      159,159       0.0%
*   Tesco Corp.                                                  102,309      393,890       0.0%
*   TETRA Technologies, Inc.                                     136,770      388,427       0.0%
#*  Transocean, Ltd.                                             419,514    4,404,897       0.1%
#*  Ultra Petroleum Corp.                                         13,806      109,620       0.0%
*   Unit Corp.                                                    89,876    1,682,479       0.0%
#   US Silica Holdings, Inc.                                      42,786    1,305,401       0.0%
#*  Vaalco Energy, Inc.                                            4,246        3,354       0.0%
    Valero Energy Corp.                                          104,590    8,251,105       0.2%
#*  Weatherford International P.L.C.                             315,996    1,096,506       0.0%
#*  Whiting Petroleum Corp.                                      420,463    2,526,983       0.1%
*   Willbros Group, Inc.                                          80,929      247,643       0.0%
    Williams Cos., Inc. (The)                                     21,384      609,444       0.0%
    World Fuel Services Corp.                                     90,527    2,516,651       0.1%
*   WPX Energy, Inc.                                             412,369    4,651,522       0.1%
                                                                         ------------       ---
Total Energy                                                              313,717,553       6.6%
                                                                         ------------       ---
Financials -- (21.8%)
    1st Constitution Bancorp                                       7,564      135,774       0.0%
    1st Source Corp.                                              40,229    2,064,150       0.1%
#   A-Mark Precious Metals, Inc.                                   6,646      103,212       0.0%
    Access National Corp.                                         14,788      430,331       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#   ACNB Corp.                                                       4,015 $   112,019       0.0%
    Affiliated Managers Group, Inc.                                  6,030   1,124,595       0.0%
    Aflac, Inc.                                                     50,561   4,241,562       0.1%
*   Alleghany Corp.                                                  7,498   4,245,518       0.1%
    Allstate Corp. (The)                                            41,222   3,869,097       0.1%
#   Ally Financial, Inc.                                           307,805   8,042,945       0.2%
*   Ambac Financial Group, Inc.                                     50,082     815,335       0.0%
    American Equity Investment Life Holding Co.                    158,798   4,686,129       0.1%
    American Express Co.                                            75,579   7,219,306       0.2%
    American Financial Group, Inc.                                  70,607   7,448,332       0.2%
    American International Group, Inc.                              69,221   4,472,369       0.1%
    American National Bankshares, Inc.                               7,241     283,485       0.0%
    American National Insurance Co.                                 21,575   2,626,325       0.1%
    American River Bankshares                                        4,649      70,665       0.0%
    Ameriprise Financial, Inc.                                      16,002   2,504,953       0.1%
    Ameris Bancorp                                                  54,422   2,606,814       0.1%
    AMERISAFE, Inc.                                                 26,331   1,703,616       0.0%
    AmeriServ Financial, Inc.                                       17,822      73,070       0.0%
#   Ames National Corp.                                              3,608     107,518       0.0%
#   Amtrust Financial Services, Inc.                               143,636   1,804,068       0.0%
*   Arch Capital Group, Ltd.                                        58,304   5,809,411       0.1%
    Argo Group International Holdings, Ltd.                         52,333   3,294,362       0.1%
    Arrow Financial Corp.                                           18,508     653,332       0.0%
    Arthur J Gallagher & Co.                                        14,066     890,800       0.0%
    Artisan Partners Asset Management, Inc. Class A                  6,265     215,516       0.0%
    Aspen Insurance Holdings, Ltd.                                  84,541   3,626,809       0.1%
    Associated Banc-Corp                                           177,826   4,498,998       0.1%
#   Associated Capital Group, Inc. Class A                           2,568      95,273       0.0%
    Assurant, Inc.                                                  44,325   4,461,311       0.1%
    Assured Guaranty, Ltd.                                         200,009   7,420,334       0.2%
*   Asta Funding, Inc.                                               1,515      10,832       0.0%
    Atlantic American Corp.                                          5,179      18,385       0.0%
*   Atlantic Capital Bancshares, Inc.                                1,300      21,385       0.0%
*   Atlantic Coast Financial Corp.                                  18,040     157,309       0.0%
*   Atlanticus Holdings Corp.                                       19,831      45,016       0.0%
*   Atlas Financial Holdings, Inc.                                   6,008     118,658       0.0%
    Auburn National Bancorporation, Inc.                             1,260      43,533       0.0%
    Axis Capital Holdings, Ltd.                                     79,742   4,337,167       0.1%
    Baldwin & Lyons, Inc. Class A                                    1,285      28,913       0.0%
    Baldwin & Lyons, Inc. Class B                                   13,262     304,363       0.0%
#   Banc of California, Inc.                                        57,307   1,206,312       0.0%
    BancFirst Corp.                                                 42,460   2,320,439       0.1%
#   Bancorp of New Jersey, Inc.                                        600      10,500       0.0%
*   Bancorp, Inc. (The)                                             89,555     753,158       0.0%
    BancorpSouth, Inc.                                             150,362   4,751,439       0.1%
    Bank Mutual Corp.                                               54,299     574,212       0.0%
    Bank of America Corp.                                        1,204,998  33,004,895       0.7%
#   Bank of Commerce Holdings                                        5,615      67,380       0.0%
#   Bank of Hawaii Corp.                                            35,363   2,885,974       0.1%
    Bank of Marin Bancorp                                            3,938     266,799       0.0%
    Bank of New York Mellon Corp. (The)                             95,987   4,938,531       0.1%
    Bank of NT Butterfield & Son, Ltd. (The)                        53,429   1,995,573       0.1%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   Bank of the Ozarks, Inc.                                      52,678 $ 2,455,848       0.1%
    BankFinancial Corp.                                           35,242     558,233       0.0%
    BankUnited, Inc.                                             112,600   3,924,110       0.1%
    Bankwell Financial Group, Inc.                                 2,327      85,168       0.0%
    Banner Corp.                                                  58,291   3,341,240       0.1%
    Bar Harbor Bankshares                                         13,876     419,471       0.0%
    BB&T Corp.                                                    95,749   4,714,681       0.1%
    BCB Bancorp, Inc.                                              7,110      99,896       0.0%
    Bear State Financial, Inc.                                    10,707     109,854       0.0%
    Beneficial Bancorp, Inc.                                     103,118   1,701,447       0.0%
*   Berkshire Bancorp, Inc.                                        2,025      24,300       0.0%
    Berkshire Hills Bancorp, Inc.                                 68,459   2,621,980       0.1%
    BGC Partners, Inc. Class A                                   127,988   1,941,578       0.1%
    BlackRock, Inc.                                                5,883   2,769,893       0.1%
#   Blue Capital Reinsurance Holdings, Ltd.                        6,807      90,193       0.0%
    Blue Hills Bancorp, Inc.                                       4,202      91,183       0.0%
#*  BofI Holding, Inc.                                            60,340   1,623,146       0.0%
    BOK Financial Corp.                                           55,430   4,793,032       0.1%
    Boston Private Financial Holdings, Inc.                      156,144   2,482,690       0.1%
    Bridge Bancorp, Inc.                                          10,959     389,044       0.0%
*   Brighthouse Financial, Inc.                                    9,850     612,473       0.0%
    Brookline Bancorp, Inc.                                      129,648   1,996,579       0.1%
    Brown & Brown, Inc.                                           33,424   1,665,852       0.0%
    Bryn Mawr Bank Corp.                                          30,093   1,319,578       0.0%
#*  BSB Bancorp, Inc.                                              3,437     102,766       0.0%
    C&F Financial Corp.                                            3,890     225,620       0.0%
    California First National Bancorp                              6,388      98,375       0.0%
    Camden National Corp.                                         22,348     964,763       0.0%
#   Capital Bank Financial Corp. Class A                          60,410   2,452,646       0.1%
    Capital City Bank Group, Inc.                                 23,672     583,752       0.0%
    Capital One Financial Corp.                                   70,527   6,501,179       0.1%
    Capitol Federal Financial, Inc.                              263,225   3,629,873       0.1%
#   Carolina Financial Corp.                                       2,208      81,365       0.0%
    Cathay General Bancorp                                       105,629   4,415,292       0.1%
#   Cboe Global Markets, Inc.                                     12,636   1,428,626       0.0%
    CenterState Banks Corp.                                      103,240   2,750,314       0.1%
    Central Pacific Financial Corp.                               40,925   1,273,586       0.0%
    Central Valley Community Bancorp                                 800      16,160       0.0%
    Century Bancorp, Inc. Class A                                  3,963     336,657       0.0%
    Charles Schwab Corp. (The)                                    31,812   1,426,450       0.0%
    Charter Financial Corp.                                        6,705     128,535       0.0%
    Chemical Financial Corp.                                      74,929   3,948,009       0.1%
    Chemung Financial Corp.                                        3,294     155,609       0.0%
    Chubb, Ltd.                                                   31,930   4,815,683       0.1%
    Cincinnati Financial Corp.                                    75,578   5,303,308       0.1%
#   CIT Group, Inc.                                               76,639   3,572,910       0.1%
    Citigroup, Inc.                                              312,527  22,970,734       0.5%
#   Citizens & Northern Corp.                                      2,992      73,095       0.0%
    Citizens Community Bancorp, Inc.                               3,663      49,853       0.0%
    Citizens Financial Group, Inc.                               137,837   5,239,184       0.1%
    Citizens First Corp.                                           1,000      23,690       0.0%
#   Citizens Holding Co.                                           2,106      51,597       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#*  Citizens, Inc.                                                46,149 $  349,809       0.0%
#   City Holding Co.                                              22,994  1,620,847       0.0%
#   Clifton Bancorp, Inc.                                         39,340    669,960       0.0%
    CME Group, Inc.                                                7,914  1,085,563       0.0%
#   CNA Financial Corp.                                           18,368    994,260       0.0%
    CNB Financial Corp.                                           12,102    347,932       0.0%
    CNO Financial Group, Inc.                                    235,316  5,640,525       0.1%
*   Coastway Bancorp, Inc.                                         3,053     61,823       0.0%
    CoBiz Financial, Inc.                                         68,937  1,409,072       0.0%
    Codorus Valley Bancorp, Inc.                                   7,120    225,278       0.0%
#   Cohen & Steers, Inc.                                          17,936    780,037       0.0%
    Colony Bankcorp, Inc.                                          3,099     42,921       0.0%
    Columbia Banking System, Inc.                                125,358  5,454,327       0.1%
    Comerica, Inc.                                                76,472  6,008,405       0.1%
#   Commerce Bancshares, Inc.                                     56,819  3,304,593       0.1%
    Commercial National Financial Corp.                            1,413     30,521       0.0%
#   Community Bank System, Inc.                                   83,954  4,641,817       0.1%
#*  Community Bankers Trust Corp.                                  8,811     76,215       0.0%
    Community Financial Corp. (The)                                2,801    101,424       0.0%
    Community Trust Bancorp, Inc.                                 27,959  1,350,420       0.0%
    Community West Bancshares                                      2,000     20,900       0.0%
    ConnectOne Bancorp, Inc.                                      38,970  1,046,344       0.0%
*   Consumer Portfolio Services, Inc.                             49,069    213,450       0.0%
#   County Bancorp, Inc.                                           4,126    134,755       0.0%
#*  Cowen, Inc.                                                   18,912    283,680       0.0%
    Crawford & Co. Class A                                        58,663    554,952       0.0%
#   Crawford & Co. Class B                                        24,563    289,352       0.0%
#*  Credit Acceptance Corp.                                        9,229  2,646,231       0.1%
#   Cullen/Frost Bankers, Inc.                                    26,515  2,611,727       0.1%
*   Customers Bancorp, Inc.                                       48,983  1,339,195       0.0%
#   CVB Financial Corp.                                          149,206  3,560,055       0.1%
    Diamond Hill Investment Group, Inc.                            1,302    275,933       0.0%
    Dime Community Bancshares, Inc.                               66,392  1,463,944       0.0%
    Discover Financial Services                                   40,887  2,720,212       0.1%
    DNB Financial Corp.                                            1,815     61,166       0.0%
    Donegal Group, Inc. Class A                                   24,894    426,683       0.0%
    Donegal Group, Inc. Class B                                    3,821     59,226       0.0%
#*  Donnelley Financial Solutions, Inc.                           20,897    449,285       0.0%
*   E*TRADE Financial Corp.                                       65,456  2,853,227       0.1%
    Eagle Bancorp Montana, Inc.                                    3,414     67,939       0.0%
*   Eagle Bancorp, Inc.                                           44,888  2,991,785       0.1%
#   East West Bancorp, Inc.                                       35,211  2,107,026       0.1%
    Eaton Vance Corp.                                             25,477  1,285,824       0.0%
*   eHealth, Inc.                                                 18,736    475,520       0.0%
    EMC Insurance Group, Inc.                                     22,745    670,068       0.0%
    Employers Holdings, Inc.                                      55,284  2,637,047       0.1%
#*  Encore Capital Group, Inc.                                    43,616  2,025,963       0.1%
*   Enova International, Inc.                                     52,148    774,398       0.0%
*   Enstar Group, Ltd.                                            15,614  3,556,869       0.1%
    Enterprise Bancorp, Inc.                                       6,200    223,820       0.0%
    Enterprise Financial Services Corp.                           39,852  1,737,547       0.0%
*   Equity Bancshares, Inc. Class A                                3,308    112,770       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
    Erie Indemnity Co. Class A                                     7,983 $  964,346       0.0%
    ESSA Bancorp, Inc.                                            11,606    187,669       0.0%
*   Essent Group, Ltd.                                            21,349    909,894       0.0%
#   Evans Bancorp, Inc.                                            3,812    166,013       0.0%
    Evercore, Inc. Class A                                        19,218  1,539,362       0.0%
    Everest Re Group, Ltd.                                        20,138  4,781,768       0.1%
#*  Ezcorp, Inc. Class A                                          79,123    811,011       0.0%
#   FactSet Research Systems, Inc.                                 5,700  1,082,259       0.0%
    Farmers Capital Bank Corp.                                     7,021    292,074       0.0%
    Farmers National Banc Corp.                                    7,605    110,273       0.0%
#*  FB Financial Corp.                                             6,896    281,840       0.0%
#   FBL Financial Group, Inc. Class A                             32,494  2,513,411       0.1%
*   FCB Financial Holdings, Inc. Class A                          76,445  3,569,981       0.1%
    Federal Agricultural Mortgage Corp. Class A                      987     72,298       0.0%
    Federal Agricultural Mortgage Corp. Class C                   11,886    882,417       0.0%
#   Federated Investors, Inc. Class B                             41,610  1,292,823       0.0%
    Federated National Holding Co.                                25,970    398,380       0.0%
#   Fidelity & Guaranty Life                                       1,412     43,913       0.0%
    Fidelity Southern Corp.                                       41,322    906,191       0.0%
    Fifth Third Bancorp                                          175,658  5,076,516       0.1%
#   Financial Engines, Inc.                                       71,058  2,565,194       0.1%
    Financial Institutions, Inc.                                  22,752    746,266       0.0%
*   First Acceptance Corp.                                        27,407     27,544       0.0%
    First American Financial Corp.                               149,802  8,152,225       0.2%
    First Bancorp(318910106)                                      39,814  1,461,174       0.0%
*   First BanCorp(318672706)                                     259,699  1,337,450       0.0%
    First Bancorp, Inc.                                           11,947    372,866       0.0%
*   First Bancshares, Inc.                                           700      8,075       0.0%
#   First Bancshares, Inc. (The)                                   1,495     47,691       0.0%
    First Bank                                                     5,237     67,557       0.0%
    First Busey Corp.                                             79,410  2,471,239       0.1%
    First Business Financial Services, Inc.                       10,973    243,930       0.0%
    First Citizens BancShares, Inc. Class A                       11,878  4,810,590       0.1%
    First Commonwealth Financial Corp.                           172,895  2,517,351       0.1%
    First Community Bancshares, Inc.                              23,114    690,415       0.0%
#   First Community Corp.                                          1,500     33,525       0.0%
    First Connecticut Bancorp, Inc.                                6,493    171,415       0.0%
    First Defiance Financial Corp.                                11,662    632,080       0.0%
    First Financial Bancorp                                      119,369  3,258,774       0.1%
#   First Financial Bankshares, Inc.                              54,081  2,468,798       0.1%
    First Financial Corp.                                         12,972    616,170       0.0%
    First Financial Northwest, Inc.                               19,410    322,788       0.0%
*   First Foundation, Inc.                                         8,327    154,133       0.0%
#   First Horizon National Corp.                                 292,586  5,491,839       0.1%
    First Internet Bancorp                                           700     26,390       0.0%
    First Interstate Bancsystem, Inc. Class A                     55,624  2,186,023       0.1%
    First Merchants Corp.                                         85,139  3,660,977       0.1%
    First Mid-Illinois Bancshares, Inc.                              574     22,156       0.0%
    First Midwest Bancorp, Inc.                                  189,740  4,381,097       0.1%
*   First Northwest Bancorp                                        3,098     52,418       0.0%
    First of Long Island Corp. (The)                              12,079    381,092       0.0%
#   First Republic Bank                                           17,944  1,747,746       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    First Savings Financial Group, Inc.                              700 $    38,612       0.0%
#   First South Bancorp, Inc.                                      7,807     145,601       0.0%
*   First United Corp.                                             6,408     112,140       0.0%
    FirstCash, Inc.                                               75,437   4,816,652       0.1%
*   Flagstar Bancorp, Inc.                                        79,793   2,981,864       0.1%
    Flushing Financial Corp.                                      55,135   1,652,947       0.0%
#   FNB Bancorp                                                    3,164     109,316       0.0%
    FNB Corp.                                                    386,279   5,210,904       0.1%
    FNF Group                                                    161,231   6,033,264       0.1%
*   FNFV Group                                                    82,922   1,430,404       0.0%
#*  Franklin Financial Network, Inc.                               8,712     298,822       0.0%
    Franklin Resources, Inc.                                      27,478   1,157,648       0.0%
    FS Bancorp, Inc.                                               2,648     143,733       0.0%
    Fulton Financial Corp.                                       236,602   4,306,156       0.1%
#   Gain Capital Holdings, Inc.                                   67,493     498,098       0.0%
    GAINSCO, Inc.                                                  1,497      25,486       0.0%
*   Genworth Financial, Inc. Class A                             299,377     990,938       0.0%
#   German American Bancorp, Inc.                                 34,125   1,227,817       0.0%
#   Glacier Bancorp, Inc.                                         95,242   3,615,386       0.1%
*   Global Indemnity, Ltd.                                        19,269     808,720       0.0%
    Goldman Sachs Group, Inc. (The)                               44,550  10,802,484       0.2%
*   Great Elm Capital Group, Inc.                                  1,552       5,587       0.0%
    Great Southern Bancorp, Inc.                                  21,306   1,145,197       0.0%
    Great Western Bancorp, Inc.                                   87,971   3,570,743       0.1%
#*  Green Bancorp, Inc.                                           53,469   1,184,338       0.0%
*   Green Dot Corp. Class A                                       69,471   3,933,448       0.1%
#   Greenhill & Co., Inc.                                         10,704     195,883       0.0%
*   Greenlight Capital Re, Ltd. Class A                           53,491   1,179,477       0.0%
    Guaranty Bancorp                                              30,147     857,682       0.0%
    Guaranty Federal Bancshares, Inc.                              1,886      39,870       0.0%
*   Hallmark Financial Services, Inc.                             29,577     342,797       0.0%
    Hancock Holding Co.                                          128,012   6,240,585       0.1%
    Hanmi Financial Corp.                                         64,150   1,972,612       0.1%
    Hanover Insurance Group, Inc. (The)                           59,753   5,878,500       0.1%
#*  HarborOne Bancorp, Inc.                                        5,364     104,652       0.0%
    Harleysville Financial Corp.                                   2,920      65,700       0.0%
    Hartford Financial Services Group, Inc. (The)                171,851   9,460,398       0.2%
    Hawthorn Bancshares, Inc.                                      5,075     101,754       0.0%
#   HCI Group, Inc.                                               23,797     891,436       0.0%
    Heartland Financial USA, Inc.                                 46,099   2,270,376       0.1%
    Hennessy Advisors, Inc.                                        9,632     159,121       0.0%
    Heritage Commerce Corp.                                       51,223     787,810       0.0%
    Heritage Financial Corp.                                      48,263   1,472,021       0.0%
    Hilltop Holdings, Inc.                                       181,844   4,284,245       0.1%
    Hingham Institution for Savings                                1,835     357,274       0.0%
*   HMN Financial, Inc.                                            1,450      26,608       0.0%
    Home Bancorp, Inc.                                             7,010     300,308       0.0%
    Home BancShares, Inc.                                        170,735   3,838,123       0.1%
*   HomeStreet, Inc.                                              29,878     867,956       0.0%
*   HomeTrust Bancshares, Inc.                                     9,675     253,969       0.0%
    Hope Bancorp, Inc.                                           243,506   4,492,686       0.1%
    HopFed Bancorp, Inc.                                           2,207      31,803       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Horace Mann Educators Corp.                                   54,004 $ 2,365,375       0.1%
    Horizon Bancorp                                               24,918     685,743       0.0%
    Houlihan Lokey, Inc.                                          34,216   1,424,412       0.0%
#*  Howard Bancorp, Inc.                                           7,919     165,507       0.0%
#   Huntington Bancshares, Inc.                                  600,769   8,290,612       0.2%
    Iberiabank Corp.                                              65,083   4,799,871       0.1%
#   Independence Holding Co.                                       5,710     155,027       0.0%
    Independent Bank Corp.(453836108)                             43,511   3,137,143       0.1%
    Independent Bank Corp.(453838609)                             32,903     740,317       0.0%
    Independent Bank Group, Inc.                                  30,427   1,913,858       0.1%
    Infinity Property & Casualty Corp.                            11,735   1,107,197       0.0%
#   Interactive Brokers Group, Inc. Class A                      130,414   7,044,964       0.2%
    Intercontinental Exchange, Inc.                               35,550   2,349,855       0.1%
    International Bancshares Corp.                               115,607   4,693,644       0.1%
*   INTL. FCStone, Inc.                                           30,647   1,272,157       0.0%
    Invesco, Ltd.                                                171,277   6,130,004       0.1%
#   Investar Holding Corp.                                         7,574     175,717       0.0%
    Investment Technology Group, Inc.                             53,366   1,252,500       0.0%
#   Investors Bancorp, Inc.                                      408,417   5,615,734       0.1%
    Investors Title Co.                                            1,606     304,658       0.0%
    James River Group Holdings, Ltd.                              39,621   1,676,761       0.0%
#   Janus Henderson Group P.L.C.                                  97,469   3,387,048       0.1%
    JPMorgan Chase & Co.                                         550,713  55,407,235       1.2%
    Kearny Financial Corp.                                       102,073   1,536,199       0.0%
    Kemper Corp.                                                  89,118   5,712,464       0.1%
    Kentucky First Federal Bancorp                                 2,320      22,272       0.0%
    KeyCorp                                                      236,119   4,309,172       0.1%
    Ladenburg Thalmann Financial Services, Inc.                   58,776     179,855       0.0%
    Lakeland Bancorp, Inc.                                        76,651   1,575,178       0.0%
    Lakeland Financial Corp.                                      37,698   1,820,059       0.0%
    Landmark Bancorp, Inc.                                         3,026      91,839       0.0%
    Lazard, Ltd. Class A                                          10,984     522,179       0.0%
    LCNB Corp.                                                    10,621     216,668       0.0%
    LegacyTexas Financial Group, Inc.                             78,463   3,129,889       0.1%
#   Legg Mason, Inc.                                             112,058   4,278,374       0.1%
#*  LendingClub Corp.                                            460,028   2,617,559       0.1%
#*  LendingTree, Inc.                                              3,231     866,070       0.0%
    Leucadia National Corp.                                      156,313   3,954,719       0.1%
    Lincoln National Corp.                                       114,651   8,688,253       0.2%
    Loews Corp.                                                  114,074   5,647,804       0.1%
    LPL Financial Holdings, Inc.                                  43,478   2,156,944       0.1%
    M&T Bank Corp.                                                11,270   1,879,498       0.0%
    Macatawa Bank Corp.                                           43,146     433,186       0.0%
    Mackinac Financial Corp.                                       6,295      97,573       0.0%
*   Magyar Bancorp, Inc.                                           1,971      24,273       0.0%
    Maiden Holdings, Ltd.                                        122,676   1,012,077       0.0%
    MainSource Financial Group, Inc.                              40,152   1,513,329       0.0%
*   Malvern Bancorp, Inc.                                          2,021      54,567       0.0%
    Manning & Napier, Inc.                                         8,160      29,784       0.0%
*   Markel Corp.                                                   5,644   6,119,789       0.1%
#   MarketAxess Holdings, Inc.                                     7,069   1,230,006       0.0%
    Marlin Business Services Corp.                                19,551     428,167       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#   MB Financial, Inc.                                           103,287 $4,745,005       0.1%
#*  MBIA, Inc.                                                   282,838  2,050,575       0.1%
    MBT Financial Corp.                                           13,260    139,893       0.0%
    Mercantile Bank Corp.                                         19,616    708,138       0.0%
#   Mercury General Corp.                                         38,303  2,143,819       0.1%
    Meridian Bancorp, Inc.                                        88,485  1,743,154       0.0%
    Meta Financial Group, Inc.                                    14,914  1,301,246       0.0%
    MetLife, Inc.                                                 70,425  3,773,371       0.1%
*   MGIC Investment Corp.                                         70,927  1,014,256       0.0%
    Mid Penn Bancorp, Inc.                                           778     22,912       0.0%
#   Middlefield Banc Corp.                                           400     18,220       0.0%
    Midland States Bancorp, Inc.                                   2,248     72,948       0.0%
    MidSouth Bancorp, Inc.                                        13,006    170,379       0.0%
    MidWestOne Financial Group, Inc.                               7,774    273,723       0.0%
*   MMA Capital Management LLC                                     1,220     29,402       0.0%
    Moelis & Co. Class A                                          11,024    471,276       0.0%
    Morgan Stanley                                               171,784  8,589,200       0.2%
    Morningstar, Inc.                                              4,010    341,692       0.0%
    MSB Financial Corp.                                            1,253     21,677       0.0%
    MSCI, Inc.                                                    18,036  2,116,705       0.1%
    MutualFirst Financial, Inc.                                    8,011    310,026       0.0%
    Nasdaq, Inc.                                                  37,150  2,698,947       0.1%
    National Bank Holdings Corp. Class A                          49,963  1,639,786       0.0%
#   National Bankshares, Inc.                                      6,938    307,353       0.0%
#*  National Commerce Corp.                                        3,462    141,077       0.0%
    National General Holdings Corp.                               96,496  1,947,289       0.1%
    National Western Life Group, Inc. Class A                      3,139  1,122,444       0.0%
#*  Nationstar Mortgage Holdings, Inc.                            43,183    840,773       0.0%
    Navient Corp.                                                403,499  5,027,598       0.1%
    Navigators Group, Inc. (The)                                  51,388  2,980,504       0.1%
    NBT Bancorp, Inc.                                             74,508  2,841,735       0.1%
    Nelnet, Inc. Class A                                          55,598  3,254,707       0.1%
#   New York Community Bancorp, Inc.                             206,831  2,597,797       0.1%
    NewStar Financial, Inc.                                       46,778    574,434       0.0%
*   Nicholas Financial, Inc.                                       8,092     71,452       0.0%
*   NMI Holdings, Inc. Class A                                    77,883  1,133,198       0.0%
    Northeast Community Bancorp, Inc.                             10,523    105,230       0.0%
    Northern Trust Corp.                                          27,650  2,585,828       0.1%
    Northfield Bancorp, Inc.                                      88,208  1,504,828       0.0%
    Northrim BanCorp, Inc.                                         8,737    283,952       0.0%
    Northwest Bancshares, Inc.                                   199,334  3,362,765       0.1%
#   Norwood Financial Corp.                                        2,461     73,510       0.0%
    OceanFirst Financial Corp.                                    53,428  1,482,627       0.0%
*   Ocwen Financial Corp.                                         44,269    154,499       0.0%
    OFG Bancorp                                                   82,658    735,656       0.0%
#   Ohio Valley Banc Corp.                                         2,002     71,271       0.0%
#   Old Line Bancshares, Inc.                                      5,063    152,649       0.0%
    Old National Bancorp                                         237,317  4,319,169       0.1%
    Old Point Financial Corp.                                        700     22,666       0.0%
    Old Republic International Corp.                             290,533  5,894,915       0.1%
    Old Second Bancorp, Inc.                                      17,178    235,339       0.0%
    OM Asset Management P.L.C.                                     3,415     52,181       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
*   On Deck Capital, Inc.                                         14,741 $    72,673       0.0%
#*  OneMain Holdings, Inc.                                        19,845     630,476       0.0%
    Oppenheimer Holdings, Inc. Class A                             9,819     213,563       0.0%
*   Opus Bank                                                     34,011     880,885       0.0%
    Oritani Financial Corp.                                       80,638   1,366,814       0.0%
    Orrstown Financial Services, Inc.                             10,325     263,287       0.0%
    Pacific Continental Corp.                                     24,059     673,652       0.0%
*   Pacific Mercantile Bancorp                                    15,989     149,497       0.0%
#*  Pacific Premier Bancorp, Inc.                                 68,704   2,775,642       0.1%
    PacWest Bancorp                                              113,312   5,475,239       0.1%
*   Paragon Commercial Corp.                                         618      35,578       0.0%
    Park National Corp.                                           17,672   1,940,209       0.1%
    Park Sterling Corp.                                           46,022     578,497       0.0%
#   Parke Bancorp, Inc.                                            2,977      64,154       0.0%
#   Patriot National Bancorp, Inc.                                   150       2,595       0.0%
    Peapack Gladstone Financial Corp.                             22,636     785,243       0.0%
    Penns Woods Bancorp, Inc.                                      5,655     273,815       0.0%
#*  PennyMac Financial Services, Inc. Class A                     14,030     266,570       0.0%
#   People's United Financial, Inc.                              192,265   3,587,665       0.1%
    People's Utah Bancorp                                          6,346     197,361       0.0%
    Peoples Bancorp of North Carolina, Inc.                        3,297     112,395       0.0%
    Peoples Bancorp, Inc.                                         23,752     786,666       0.0%
*   PHH Corp.                                                     89,791   1,186,139       0.0%
    Pinnacle Financial Partners, Inc.                             64,404   4,263,545       0.1%
    Piper Jaffray Cos.                                            20,441   1,494,237       0.0%
    PJT Partners, Inc. Class A                                     2,999     115,761       0.0%
    Plumas Bancorp                                                 4,216      91,276       0.0%
    PNC Financial Services Group, Inc. (The)                      60,606   8,290,295       0.2%
    Popular, Inc.                                                116,807   4,284,481       0.1%
#*  PRA Group, Inc.                                               77,044   2,149,528       0.1%
    Preferred Bank                                                17,970   1,109,288       0.0%
    Premier Financial Bancorp, Inc.                               11,538     238,837       0.0%
#   Primerica, Inc.                                               66,640   5,897,640       0.1%
    Principal Financial Group, Inc.                              157,281  10,356,954       0.2%
    ProAssurance Corp.                                            67,243   3,768,970       0.1%
    Progressive Corp. (The)                                       31,737   1,544,005       0.0%
    Prosperity Bancshares, Inc.                                   75,164   4,944,288       0.1%
#*  Provident Bancorp, Inc.                                        2,002      47,447       0.0%
    Provident Financial Holdings, Inc.                             9,638     186,303       0.0%
    Provident Financial Services, Inc.                           116,050   3,156,560       0.1%
#   Prudential Bancorp, Inc.                                       4,696      85,702       0.0%
    Prudential Financial, Inc.                                    53,496   5,909,168       0.1%
    Pzena Investment Management, Inc. Class A                      5,580      65,844       0.0%
    QCR Holdings, Inc.                                             6,429     306,985       0.0%
    Radian Group, Inc.                                           128,091   2,684,787       0.1%
    Raymond James Financial, Inc.                                 33,270   2,820,631       0.1%
*   Regional Management Corp.                                     14,190     350,351       0.0%
    Regions Financial Corp.                                      601,406   9,309,765       0.2%
    Reinsurance Group of America, Inc.                            31,131   4,650,349       0.1%
    RenaissanceRe Holdings, Ltd.                                  40,926   5,662,521       0.1%
    Renasant Corp.                                                84,922   3,515,771       0.1%
    Republic Bancorp, Inc. Class A                                22,425     881,751       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#*  Republic First Bancorp, Inc.                                  23,426 $  216,690       0.0%
    Riverview Bancorp, Inc.                                       19,620    174,226       0.0%
#   RLI Corp.                                                     50,528  2,985,700       0.1%
*   Royal Bancshares of Pennsylvania, Inc. Class A                12,894     56,734       0.0%
    S&T Bancorp, Inc.                                             57,925  2,368,553       0.1%
*   Safeguard Scientifics, Inc.                                   42,737    602,592       0.0%
    Safety Insurance Group, Inc.                                  26,070  2,142,954       0.1%
    Salisbury Bancorp, Inc.                                          856     38,905       0.0%
    Sandy Spring Bancorp, Inc.                                    41,393  1,672,691       0.0%
*   Santander Consumer USA Holdings, Inc.                         85,137  1,416,680       0.0%
    SB Financial Group, Inc.                                       3,194     56,119       0.0%
*   Seacoast Banking Corp. of Florida                             28,233    699,896       0.0%
*   Security National Financial Corp. Class A                      4,803     26,417       0.0%
    SEI Investments Co.                                           12,500    806,375       0.0%
#*  Select Bancorp, Inc.                                           2,405     28,066       0.0%
#   Selective Insurance Group, Inc.                               92,953  5,539,999       0.1%
#   ServisFirst Bancshares, Inc.                                  64,342  2,638,665       0.1%
    Shore Bancshares, Inc.                                         8,912    146,692       0.0%
    SI Financial Group, Inc.                                      13,950    209,250       0.0%
*   Siebert Financial Corp.                                        9,393     35,787       0.0%
    Sierra Bancorp                                                18,611    492,447       0.0%
*   Signature Bank                                                12,992  1,689,090       0.0%
    Silvercrest Asset Management Group, Inc. Class A               7,061    115,094       0.0%
#   Simmons First National Corp. Class A                          69,026  3,982,828       0.1%
*   SLM Corp.                                                    282,090  2,987,333       0.1%
#*  SmartFinancial, Inc.                                           1,103     25,909       0.0%
    South State Corp.                                             50,739  4,569,047       0.1%
*   Southern First Bancshares, Inc.                                8,205    316,303       0.0%
    Southern Missouri Bancorp, Inc.                                2,930    108,205       0.0%
    Southern National Bancorp of Virginia, Inc.                   12,089    197,413       0.0%
#   Southside Bancshares, Inc.                                    47,561  1,684,135       0.0%
    Southwest Georgia Financial Corp.                              1,854     38,934       0.0%
    State Auto Financial Corp.                                    42,621  1,092,802       0.0%
    State Bank Financial Corp.                                    52,849  1,527,865       0.0%
    State National Cos., Inc.                                      7,481    157,251       0.0%
    State Street Corp.                                            29,032  2,670,944       0.1%
    Sterling Bancorp                                             377,574  9,458,229       0.2%
    Stewart Information Services Corp.                            37,856  1,436,257       0.0%
#   Stifel Financial Corp.                                        65,845  3,491,760       0.1%
    Stock Yards Bancorp, Inc.                                     32,058  1,210,189       0.0%
#   Summit Financial Group, Inc.                                   3,088     83,994       0.0%
    Summit State Bank                                              3,570     44,982       0.0%
    Sun Bancorp, Inc.                                             14,151    358,728       0.0%
    SunTrust Banks, Inc.                                          61,177  3,683,467       0.1%
#   Sussex Bancorp                                                 2,146     54,938       0.0%
#*  SVB Financial Group                                           12,485  2,737,711       0.1%
    Synchrony Financial                                           86,437  2,819,575       0.1%
    Synovus Financial Corp.                                      175,916  8,241,665       0.2%
    T Rowe Price Group, Inc.                                      20,541  1,908,259       0.0%
    TCF Financial Corp.                                          287,991  5,247,196       0.1%
#   TD Ameritrade Holding Corp.                                   19,229    961,258       0.0%
    Territorial Bancorp, Inc.                                     16,191    511,474       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Teton Advisors, Inc. Class A                                      39 $     1,648       0.0%
#*  Texas Capital Bancshares, Inc.                                62,641   5,390,258       0.1%
#   TFS Financial Corp.                                           44,220     681,872       0.0%
*   Third Point Reinsurance, Ltd.                                 50,246     839,108       0.0%
    Timberland Bancorp, Inc.                                       6,154     186,528       0.0%
    Tiptree, Inc.                                                 72,177     479,977       0.0%
#   Tompkins Financial Corp.                                      21,805   1,899,652       0.0%
    Torchmark Corp.                                               28,964   2,436,741       0.1%
#   Towne Bank                                                    94,995   3,182,332       0.1%
    Travelers Cos., Inc. (The)                                    45,416   6,015,349       0.1%
    Trico Bancshares                                              37,423   1,550,061       0.0%
*   TriState Capital Holdings, Inc.                               27,005     611,663       0.0%
#*  Triumph Bancorp, Inc.                                         16,665     516,615       0.0%
    TrustCo Bank Corp. NY                                        195,240   1,791,327       0.0%
#   Trustmark Corp.                                              117,636   3,874,930       0.1%
    U.S. Bancorp.                                                107,594   5,850,962       0.1%
    UMB Financial Corp.                                           56,515   4,155,548       0.1%
    Umpqua Holdings Corp.                                        254,969   5,216,666       0.1%
    Union Bankshares Corp.                                        69,282   2,390,922       0.1%
    Union Bankshares, Inc.                                         2,000      98,400       0.0%
    United Bancshares, Inc.                                        2,040      46,614       0.0%
#   United Bankshares, Inc.                                      135,659   4,876,941       0.1%
    United Community Bancorp                                         993      20,853       0.0%
    United Community Banks, Inc.                                 126,607   3,471,564       0.1%
    United Community Financial Corp.                              87,922     811,520       0.0%
    United Financial Bancorp, Inc.                                82,260   1,506,181       0.0%
    United Fire Group, Inc.                                       31,660   1,459,209       0.0%
#   United Insurance Holdings Corp.                               40,522     637,816       0.0%
#   United Security Bancshares                                    12,137     114,088       0.0%
#   Unity Bancorp, Inc.                                            8,525     168,369       0.0%
#   Universal Insurance Holdings, Inc.                            77,807   1,855,697       0.0%
    Univest Corp. of Pennsylvania                                 41,455   1,214,631       0.0%
    Unum Group                                                   115,811   6,026,804       0.1%
    Validus Holdings, Ltd.                                       106,222   5,532,042       0.1%
#   Valley National Bancorp                                      270,071   3,105,816       0.1%
    Value Line, Inc.                                               3,839      68,680       0.0%
*   Veritex Holdings, Inc.                                        12,855     338,858       0.0%
#   Virtu Financial, Inc. Class A                                  4,012      56,770       0.0%
#   Virtus Investment Partners, Inc.                              11,943   1,390,165       0.0%
    Voya Financial, Inc.                                          70,930   2,848,549       0.1%
#   Waddell & Reed Financial, Inc. Class A                       145,132   2,712,517       0.1%
*   Walker & Dunlop, Inc.                                         57,605   3,161,938       0.1%
    Washington Federal, Inc.                                     129,533   4,507,748       0.1%
    Washington Trust Bancorp, Inc.                                22,030   1,222,665       0.0%
    WashingtonFirst Bankshares, Inc.                               1,147      40,076       0.0%
    Waterstone Financial, Inc.                                    42,994     825,485       0.0%
    Wayne Savings Bancshares, Inc.                                 1,684      29,975       0.0%
    Webster Financial Corp.                                      128,628   7,073,254       0.2%
    Wells Fargo & Co.                                            846,080  47,498,931       1.0%
    WesBanco, Inc.                                                70,893   2,864,077       0.1%
    West Bancorporation, Inc.                                     25,880     632,766       0.0%
#   Westamerica Bancorporation                                    19,828   1,154,584       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Financials -- (Continued)
*   Western Alliance Bancorp                                     103,524 $    5,776,639       0.1%
    Western New England Bancorp, Inc.                             42,262        445,864       0.0%
    Westwood Holdings Group, Inc.                                  7,563        490,839       0.0%
    White Mountains Insurance Group, Ltd.                          3,341      2,970,650       0.1%
    Willis Towers Watson P.L.C.                                   12,046      1,940,370       0.1%
    Wintrust Financial Corp.                                      78,278      6,363,219       0.1%
#   WisdomTree Investments, Inc.                                  44,385        492,230       0.0%
#*  World Acceptance Corp.                                        11,566      1,012,025       0.0%
#   WR Berkley Corp.                                             105,115      7,208,787       0.2%
    WSFS Financial Corp.                                          42,771      2,125,719       0.1%
    WVS Financial Corp.                                            1,627         25,829       0.0%
#*  Xenith Bankshares, Inc.                                           52          1,663       0.0%
#   XL Group, Ltd.                                               134,906      5,459,646       0.1%
#   Zions Bancorporation                                         103,147      4,792,210       0.1%
                                                                         --------------      ----
Total Financials                                                          1,158,009,468      24.5%
                                                                         --------------      ----
Health Care -- (7.4%)
*   AAC Holdings, Inc.                                             1,086          8,601       0.0%
#   Abaxis, Inc.                                                  10,947        529,835       0.0%
    Abbott Laboratories                                          127,478      6,913,132       0.2%
*   ABIOMED, Inc.                                                  2,919        563,133       0.0%
#*  Acadia Healthcare Co., Inc.                                  105,958      3,322,843       0.1%
#*  Accuray, Inc.                                                 19,449         92,383       0.0%
    Aceto Corp.                                                   46,953        472,817       0.0%
#*  Achillion Pharmaceuticals, Inc.                              129,204        519,400       0.0%
#*  Acorda Therapeutics, Inc.                                     82,058      2,180,691       0.1%
#*  Adamas Pharmaceuticals, Inc.                                  13,833        341,122       0.0%
*   Addus HomeCare Corp.                                          19,099        687,564       0.0%
    Aetna, Inc.                                                   24,842      4,223,885       0.1%
    Agilent Technologies, Inc.                                    29,267      1,991,034       0.1%
#*  Akebia Therapeutics, Inc.                                      2,541         46,119       0.0%
#*  Akorn, Inc.                                                   41,636      1,356,085       0.0%
#*  Albireo Pharma, Inc.                                           3,278         91,456       0.0%
*   Alexion Pharmaceuticals, Inc.                                  6,740        806,508       0.0%
*   Align Technology, Inc.                                        13,755      3,287,170       0.1%
#*  Alkermes P.L.C.                                                9,386        457,661       0.0%
    Allergan P.L.C.                                               38,459      6,816,089       0.2%
*   Allied Healthcare Products, Inc.                               2,460          5,043       0.0%
*   Allscripts Healthcare Solutions, Inc.                        230,210      3,103,231       0.1%
*   Almost Family, Inc.                                           24,230      1,072,177       0.0%
#*  Alnylam Pharmaceuticals, Inc.                                 10,076      1,227,660       0.0%
#*  AMAG Pharmaceuticals, Inc.                                    20,697        324,943       0.0%
#*  Amedisys, Inc.                                                43,234      2,079,988       0.1%
*   American Shared Hospital Services                                900          2,790       0.0%
#   AmerisourceBergen Corp.                                        5,303        408,066       0.0%
    Amgen, Inc.                                                   26,868      4,707,811       0.1%
#*  AMN Healthcare Services, Inc.                                 75,322      3,306,636       0.1%
#*  Amphastar Pharmaceuticals, Inc.                               48,889        883,424       0.0%
    Analogic Corp.                                                20,959      1,683,008       0.0%
*   AngioDynamics, Inc.                                           58,797        997,785       0.0%
#*  ANI Pharmaceuticals, Inc.                                     15,908        923,937       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Health Care -- (Continued)
*   Anika Therapeutics, Inc.                                      21,990 $1,201,314       0.0%
    Anthem, Inc.                                                  41,751  8,734,727       0.2%
#*  Aptevo Therapeutics, Inc.                                     31,842     90,909       0.0%
#*  Aralez Pharmaceuticals, Inc.                                  21,717     31,272       0.0%
*   Assembly Biosciences, Inc.                                     5,098    150,442       0.0%
#*  athenahealth, Inc.                                             4,256    544,257       0.0%
#   Atrion Corp.                                                   1,887  1,240,986       0.0%
    Baxter International, Inc.                                    27,355  1,763,577       0.0%
    Becton Dickinson and Co.                                       9,125  1,904,114       0.1%
#*  Bio-Rad Laboratories, Inc. Class A                            11,587  2,546,707       0.1%
*   Bio-Rad Laboratories, Inc. Class B                             1,277    280,748       0.0%
#   Bio-Techne Corp.                                              10,652  1,395,625       0.0%
*   Biogen, Inc.                                                   6,870  2,141,104       0.1%
#*  BioMarin Pharmaceutical, Inc.                                  4,800    394,032       0.0%
#*  BioScrip, Inc.                                                87,873    222,319       0.0%
*   BioSpecifics Technologies Corp.                                5,511    252,238       0.0%
*   BioTelemetry, Inc.                                            39,890  1,158,804       0.0%
*   Bioverativ, Inc.                                              12,470    704,555       0.0%
#*  Bluebird Bio, Inc.                                             4,569    635,548       0.0%
*   Boston Scientific Corp.                                       33,151    932,869       0.0%
#*  Bovie Medical Corp.                                           13,510     52,689       0.0%
*   Brookdale Senior Living, Inc.                                332,419  3,334,163       0.1%
    Bruker Corp.                                                  22,783    715,386       0.0%
#*  Cambrex Corp.                                                 50,116  2,167,517       0.1%
    Cantel Medical Corp.                                          13,413  1,315,547       0.0%
#*  Capital Senior Living Corp.                                   47,675    634,077       0.0%
#*  Cara Therapeutics, Inc.                                        8,235    103,267       0.0%
#   Cardinal Health, Inc.                                         11,763    728,130       0.0%
*   Cascadian Therapeutics, Inc.                                  16,288     74,762       0.0%
*   Catalent, Inc.                                                28,653  1,220,331       0.0%
#*  Celldex Therapeutics, Inc.                                     7,755     18,922       0.0%
*   Cempra, Inc.                                                  54,965    126,420       0.0%
*   Centene Corp.                                                 65,041  6,092,390       0.1%
*   Cerner Corp.                                                   8,000    540,160       0.0%
*   Charles River Laboratories International, Inc.                15,759  1,832,614       0.1%
#   Chemed Corp.                                                   9,623  2,150,067       0.1%
*   Chimerix, Inc.                                                45,920    225,926       0.0%
    Cigna Corp.                                                   18,390  3,626,876       0.1%
#*  Civitas Solutions, Inc.                                        5,668    105,708       0.0%
#*  Cogentix Medical, Inc.                                        31,439     83,628       0.0%
#*  Community Health Systems, Inc.                               190,242  1,122,428       0.0%
#   Computer Programs & Systems, Inc.                              7,500    226,125       0.0%
*   Concert Pharmaceuticals, Inc.                                  9,417    160,560       0.0%
#   CONMED Corp.                                                  33,865  1,768,430       0.0%
    Cooper Cos., Inc. (The)                                        4,843  1,163,579       0.0%
#*  Corcept Therapeutics, Inc.                                    25,639    504,832       0.0%
*   CorVel Corp.                                                  13,794    827,640       0.0%
    CR Bard, Inc.                                                  4,262  1,393,972       0.0%
#*  Cross Country Healthcare, Inc.                                41,631    568,263       0.0%
*   CryoLife, Inc.                                                51,939  1,010,214       0.0%
*   Cumberland Pharmaceuticals, Inc.                              30,478    225,842       0.0%
*   Cutera, Inc.                                                  16,314    641,140       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Health Care -- (Continued)
*   Cyclacel Pharmaceuticals, Inc.                                 2,700 $    4,536       0.0%
    Danaher Corp.                                                 40,474  3,734,536       0.1%
*   DaVita, Inc.                                                  43,264  2,627,855       0.1%
    DENTSPLY SIRONA, Inc.                                         80,030  4,887,432       0.1%
#*  Depomed, Inc.                                                 18,005     87,144       0.0%
#*  Dermira, Inc.                                                 31,865    853,026       0.0%
#*  DexCom, Inc.                                                   3,531    158,789       0.0%
#*  Dicerna Pharmaceuticals, Inc.                                  1,693      9,125       0.0%
    Digirad Corp.                                                 16,700     33,400       0.0%
#*  Diplomat Pharmacy, Inc.                                      112,006  2,357,726       0.1%
*   Edwards Lifesciences Corp.                                    13,100  1,339,213       0.0%
*   Electromed, Inc.                                               3,600     26,604       0.0%
#*  Emergent BioSolutions, Inc.                                   56,205  2,303,843       0.1%
#*  Enanta Pharmaceuticals, Inc.                                  12,298    610,842       0.0%
*   Endo International P.L.C.                                    290,446  1,853,045       0.1%
#   Ensign Group, Inc. (The)                                      76,323  1,761,535       0.0%
#*  Envision Healthcare Corp.                                     59,362  2,528,821       0.1%
*   Enzo Biochem, Inc.                                            61,570    606,465       0.0%
#*  Evolent Health, Inc. Class A                                  78,518  1,275,917       0.0%
#*  Exact Sciences Corp.                                           5,393    296,561       0.0%
*   Exactech, Inc.                                                19,904    832,982       0.0%
*   Exelixis, Inc.                                                 2,843     70,478       0.0%
*   Express Scripts Holding Co.                                   71,160  4,361,396       0.1%
#*  Five Prime Therapeutics, Inc.                                 43,089  1,932,973       0.1%
*   Five Star Senior Living, Inc.                                 17,828     26,742       0.0%
#*  Flex Pharma, Inc.                                              3,820     10,238       0.0%
*   FONAR Corp.                                                    6,093    194,367       0.0%
    Gilead Sciences, Inc.                                         60,687  4,549,098       0.1%
#*  Globus Medical, Inc. Class A                                  62,460  1,990,600       0.1%
*   Haemonetics Corp.                                             60,528  2,878,712       0.1%
*   Halyard Health, Inc.                                          80,829  3,406,942       0.1%
#*  Hanger, Inc.                                                  38,027    452,521       0.0%
*   Harvard Bioscience, Inc.                                      53,799    180,227       0.0%
#*  HealthEquity, Inc.                                            10,884    546,594       0.0%
    HealthSouth Corp.                                             21,897  1,010,328       0.0%
*   HealthStream, Inc.                                            46,827  1,145,388       0.0%
*   Henry Schein, Inc.                                            17,288  1,358,837       0.0%
#*  Heska Corp.                                                    3,188    310,830       0.0%
    Hill-Rom Holdings, Inc.                                       38,499  3,107,254       0.1%
*   HMS Holdings Corp.                                           109,174  2,100,508       0.1%
#*  Hologic, Inc.                                                 56,601  2,142,348       0.1%
#*  Horizon Pharma P.L.C.                                        270,695  3,670,624       0.1%
    Humana, Inc.                                                  15,838  4,044,233       0.1%
*   Icad, Inc.                                                     1,300      6,045       0.0%
*   ICU Medical, Inc.                                             17,168  3,280,805       0.1%
*   IDEXX Laboratories, Inc.                                       2,498    415,093       0.0%
*   Illumina, Inc.                                                 8,820  1,809,776       0.1%
*   Impax Laboratories, Inc.                                      82,641  1,499,934       0.0%
*   INC Research Holdings, Inc. Class A                           32,929  1,881,892       0.1%
*   Incyte Corp.                                                   4,323    489,580       0.0%
*   InfuSystem Holdings, Inc.                                      6,961     13,922       0.0%
*   Innoviva, Inc.                                                 3,555     43,513       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Inogen, Inc.                                                   6,718 $   664,612       0.0%
#*  Insys Therapeutics, Inc.                                       3,050      15,708       0.0%
*   Integer Holdings Corp.                                        35,919   1,745,663       0.0%
#*  Integra LifeSciences Holdings Corp.                           32,672   1,528,396       0.0%
#*  Intra-Cellular Therapies, Inc.                                51,830     808,030       0.0%
*   Intuitive Surgical, Inc.                                       4,500   1,689,120       0.0%
#   Invacare Corp.                                                64,126     993,953       0.0%
#*  Ionis Pharmaceuticals, Inc.                                    8,575     489,718       0.0%
#*  Iovance Biotherapeutics, Inc.                                  2,907      22,602       0.0%
#*  iRadimed Corp.                                                 3,451      49,177       0.0%
*   IRIDEX Corp.                                                   4,733      40,231       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                    4,993     706,659       0.0%
    Johnson & Johnson                                            114,841  16,009,984       0.4%
#*  Juniper Pharmaceuticals, Inc.                                  5,887      28,258       0.0%
#*  Karyopharm Therapeutics, Inc.                                  6,200      63,302       0.0%
    Kewaunee Scientific Corp.                                      2,037      58,055       0.0%
#*  Kindred Biosciences, Inc.                                     52,740     392,913       0.0%
#   Kindred Healthcare, Inc.                                     185,454   1,121,997       0.0%
#*  Kura Oncology, Inc.                                            1,200      17,880       0.0%
*   Laboratory Corp. of America Holdings                          15,677   2,409,712       0.1%
#*  Lannett Co., Inc.                                             22,843     454,576       0.0%
*   Lantheus Holdings, Inc.                                        3,538      70,406       0.0%
#   LeMaitre Vascular, Inc.                                       22,283     713,279       0.0%
*   LHC Group, Inc.                                               25,238   1,686,151       0.0%
*   LifePoint Health, Inc.                                        71,791   3,456,737       0.1%
#*  Ligand Pharmaceuticals, Inc.                                   3,504     509,306       0.0%
#*  Lipocine, Inc.                                                18,258      64,542       0.0%
*   LivaNova P.L.C.                                               14,338   1,059,578       0.0%
    Luminex Corp.                                                 47,434   1,012,716       0.0%
#*  MacroGenics, Inc.                                             18,405     364,235       0.0%
*   Magellan Health, Inc.                                         46,829   3,994,514       0.1%
#*  Mallinckrodt P.L.C.                                           58,757   1,860,834       0.1%
#*  Masimo Corp.                                                  18,599   1,632,248       0.0%
    McKesson Corp.                                                15,324   2,112,873       0.1%
#*  Medidata Solutions, Inc.                                       2,084     156,779       0.0%
#*  MEDNAX, Inc.                                                  22,381     980,064       0.0%
    Medtronic P.L.C.                                              68,039   5,478,500       0.1%
#*  MEI Pharma, Inc.                                               8,900      23,318       0.0%
    Merck & Co., Inc.                                            149,737   8,249,011       0.2%
#   Meridian Bioscience, Inc.                                     65,071     972,811       0.0%
*   Merit Medical Systems, Inc.                                   66,660   2,536,413       0.1%
*   Micron Solutions, Inc.                                         1,153       4,174       0.0%
#*  Mirati Therapeutics, Inc.                                      2,383      31,098       0.0%
*   Misonix, Inc.                                                  3,363      34,303       0.0%
#*  Molina Healthcare, Inc.                                       57,049   3,869,634       0.1%
#*  Momenta Pharmaceuticals, Inc.                                 54,319     765,898       0.0%
*   Mylan NV                                                      49,236   1,758,218       0.0%
#*  Myriad Genetics, Inc.                                         77,135   2,644,188       0.1%
    National HealthCare Corp.                                     17,845   1,142,080       0.0%
    National Research Corp. Class A                               14,574     547,254       0.0%
    National Research Corp. Class B                                2,429     130,996       0.0%
#*  Natus Medical, Inc.                                           37,693   1,598,183       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Neogen Corp.                                                  12,896 $ 1,034,259       0.0%
#*  Neurocrine Biosciences, Inc.                                   5,994     372,287       0.0%
#*  NuVasive, Inc.                                                15,985     906,829       0.0%
*   Nuvectra Corp.                                                 9,388     131,526       0.0%
#*  Ocular Therapeutix, Inc.                                       6,055      34,877       0.0%
*   Omnicell, Inc.                                                47,483   2,364,653       0.1%
#*  OPKO Health, Inc.                                             74,958     504,467       0.0%
*   OraSure Technologies, Inc.                                    82,817   1,635,636       0.0%
*   Orthofix International NV                                     25,050   1,345,936       0.0%
#*  Otonomy, Inc.                                                  4,502      13,393       0.0%
#*  OvaScience, Inc.                                                 314         477       0.0%
#   Owens & Minor, Inc.                                          106,112   2,607,172       0.1%
#   Patterson Cos., Inc.                                          90,427   3,345,799       0.1%
#*  PDL BioPharma, Inc.                                          140,568     416,081       0.0%
    PerkinElmer, Inc.                                             17,837   1,289,972       0.0%
#   Perrigo Co. P.L.C.                                            13,941   1,129,082       0.0%
    Pfizer, Inc.                                                 448,468  15,723,288       0.3%
*   PharMerica Corp.                                              51,384   1,505,551       0.0%
    Phibro Animal Health Corp. Class A                             9,527     358,692       0.0%
*   PRA Health Sciences, Inc.                                      8,726     710,558       0.0%
#*  Premier, Inc. Class A                                         19,141     625,336       0.0%
#*  Prestige Brands Holdings, Inc.                                69,708   3,269,305       0.1%
*   ProPhase Labs, Inc.                                            1,635       3,483       0.0%
*   Providence Service Corp. (The)                                26,296   1,462,058       0.0%
#*  PTC Therapeutics, Inc.                                        17,954     336,458       0.0%
*   Quality Systems, Inc.                                         83,684   1,177,434       0.0%
#   Quest Diagnostics, Inc.                                       28,929   2,712,962       0.1%
*   Quidel Corp.                                                  27,966   1,145,208       0.0%
#*  Quintiles IMS Holdings, Inc.                                  23,537   2,544,350       0.1%
#*  Quorum Health Corp.                                           41,309     236,287       0.0%
#*  RadNet, Inc.                                                  29,019     317,758       0.0%
*   Regeneron Pharmaceuticals, Inc.                                4,715   1,898,353       0.1%
#*  Repligen Corp.                                                15,944     593,117       0.0%
#   ResMed, Inc.                                                   9,600     808,128       0.0%
#*  Retrophin, Inc.                                               26,281     653,608       0.0%
*   Rigel Pharmaceuticals, Inc.                                    3,097      11,614       0.0%
*   RTI Surgical, Inc.                                            94,685     426,083       0.0%
#*  Sangamo Therapeutics, Inc.                                     3,500      43,400       0.0%
*   SeaSpine Holdings Corp.                                       11,945     119,689       0.0%
#*  Seattle Genetics, Inc.                                         7,900     484,349       0.0%
*   Select Medical Holdings Corp.                                230,614   4,416,258       0.1%
#   Simulations Plus, Inc.                                         8,722     142,169       0.0%
*   Spectrum Pharmaceuticals, Inc.                                72,811   1,426,367       0.0%
#*  Stemline Therapeutics, Inc.                                    9,125     124,556       0.0%
    STERIS P.L.C.                                                 16,038   1,496,827       0.0%
    Stryker Corp.                                                  9,409   1,457,172       0.0%
#*  Sucampo Pharmaceuticals, Inc. Class A                         25,536     255,360       0.0%
#*  Supernus Pharmaceuticals, Inc.                                22,318     928,429       0.0%
*   Surmodics, Inc.                                               21,529     640,488       0.0%
*   Syndax Pharmaceuticals, Inc.                                   1,476      16,502       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                           7,827     879,911       0.0%
    Teleflex, Inc.                                                 8,037   1,904,608       0.1%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
#*  Tenet Healthcare Corp.                                       161,937 $  2,312,460       0.1%
#*  TESARO, Inc.                                                   2,400      277,848       0.0%
*   Tetraphase Pharmaceuticals, Inc.                              55,150      331,452       0.0%
    Thermo Fisher Scientific, Inc.                                30,534    5,918,405       0.1%
#*  Tivity Health, Inc.                                           63,372    2,930,955       0.1%
*   Triple-S Management Corp. Class B                             40,733      977,999       0.0%
#*  United Therapeutics Corp.                                     36,283    4,302,801       0.1%
    UnitedHealth Group, Inc.                                      74,301   15,619,556       0.3%
    Universal Health Services, Inc. Class B                       16,415    1,685,820       0.0%
    US Physical Therapy, Inc.                                     13,395      910,190       0.0%
    Utah Medical Products, Inc.                                    4,195      316,303       0.0%
#*  Varex Imaging Corp.                                           54,091    1,859,108       0.1%
#*  Varian Medical Systems, Inc.                                   7,690      801,221       0.0%
#*  Veeva Systems, Inc. Class A                                    7,185      437,854       0.0%
*   Verastem, Inc.                                                17,311       66,128       0.0%
#*  Vical, Inc.                                                    2,511        5,524       0.0%
*   VWR Corp.                                                    104,696    3,465,438       0.1%
*   Waters Corp.                                                   5,244    1,028,086       0.0%
*   WellCare Health Plans, Inc.                                   13,284    2,626,778       0.1%
    West Pharmaceutical Services, Inc.                            10,279    1,042,291       0.0%
#*  Xencor, Inc.                                                  13,439      265,823       0.0%
    Zimmer Biomet Holdings, Inc.                                  10,795    1,312,888       0.0%
    Zoetis, Inc.                                                  45,040    2,874,453       0.1%
#*  Zogenix, Inc.                                                  9,234      346,275       0.0%
                                                                         ------------       ---
Total Health Care                                                         392,117,679       8.3%
                                                                         ------------       ---
Industrials -- (15.1%)
#   AAON, Inc.                                                    33,999    1,189,965       0.0%
    AAR Corp.                                                     44,341    1,724,421       0.0%
    ABM Industries, Inc.                                          86,620    3,635,441       0.1%
#*  Acacia Research Corp.                                         27,171      122,270       0.0%
*   ACCO Brands Corp.                                            203,680    2,658,024       0.1%
    Acme United Corp.                                              1,921       43,223       0.0%
#   Actuant Corp. Class A                                         77,976    1,988,388       0.1%
#   Acuity Brands, Inc.                                            4,829      807,409       0.0%
#   Advanced Drainage Systems, Inc.                               12,175      238,021       0.0%
*   Advisory Board Co. (The)                                      34,047    1,835,984       0.0%
*   AECOM                                                        205,832    7,216,470       0.2%
*   Aegion Corp.                                                  64,473    1,501,576       0.0%
*   AeroCentury Corp.                                              1,149       16,143       0.0%
#*  Aerojet Rocketdyne Holdings, Inc.                             30,627      967,201       0.0%
*   Aerovironment, Inc.                                           39,821    2,037,242       0.1%
    AGCO Corp.                                                    89,360    6,127,415       0.1%
#*  Air Industries Group                                           1,000        1,340       0.0%
#   Air Lease Corp.                                              161,879    7,033,643       0.2%
*   Air Transport Services Group, Inc.                           110,916    2,684,167       0.1%
    Aircastle, Ltd.                                              116,511    2,710,046       0.1%
    Alamo Group, Inc.                                             16,351    1,725,030       0.0%
#   Alaska Air Group, Inc.                                        39,195    2,588,046       0.1%
    Albany International Corp. Class A                            43,048    2,597,947       0.1%
#   Allegiant Travel Co.                                           9,798    1,336,447       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
#   Allegion P.L.C.                                               10,433 $  870,008       0.0%
    Allied Motion Technologies, Inc.                              17,836    506,542       0.0%
#   Allison Transmission Holdings, Inc.                           45,555  1,935,632       0.0%
#   Altra Industrial Motion Corp.                                 46,258  2,215,758       0.1%
    AMERCO                                                        13,557  5,323,020       0.1%
*   Ameresco, Inc. Class A                                        16,686    128,482       0.0%
#   American Airlines Group, Inc.                                 40,944  1,916,998       0.0%
    American Railcar Industries, Inc.                             23,316    927,977       0.0%
*   American Superconductor Corp.                                  1,238      5,200       0.0%
*   American Woodmark Corp.                                       20,108  1,942,433       0.0%
    AMETEK, Inc.                                                  24,074  1,624,754       0.0%
*   AMREP Corp.                                                    6,528     46,414       0.0%
    AO Smith Corp.                                                22,300  1,320,160       0.0%
#   Apogee Enterprises, Inc.                                      43,021  2,053,392       0.1%
    Applied Industrial Technologies, Inc.                         59,243  3,770,817       0.1%
*   ARC Document Solutions, Inc.                                  72,114    318,744       0.0%
    ArcBest Corp.                                                 28,900    942,140       0.0%
#   Arconic, Inc.                                                181,496  4,559,180       0.1%
#   Argan, Inc.                                                   31,902  2,193,262       0.1%
*   Armstrong Flooring, Inc.                                      32,236    477,093       0.0%
*   Armstrong World Industries, Inc.                              23,085  1,179,644       0.0%
*   Arotech Corp.                                                  3,519     14,076       0.0%
    Astec Industries, Inc.                                        38,903  2,021,011       0.1%
#*  Astronics Corp.                                               31,502  1,083,669       0.0%
#*  Astronics Corp. Class B                                        9,428    324,559       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                            45,578  2,796,210       0.1%
*   Avalon Holdings Corp. Class A                                    700      1,445       0.0%
#*  Avis Budget Group, Inc.                                       34,309  1,415,246       0.0%
#*  Axon Enterprise, Inc.                                         24,218    556,287       0.0%
#   AZZ, Inc.                                                     33,602  1,606,176       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                            68,941    301,962       0.0%
    Barnes Group, Inc.                                            82,993  5,402,014       0.1%
    Barrett Business Services, Inc.                                5,321    323,464       0.0%
*   Beacon Roofing Supply, Inc.                                  101,364  5,616,579       0.1%
*   Blue Bird Corp.                                                  642     13,257       0.0%
#*  BlueLinx Holdings, Inc.                                        6,189     53,968       0.0%
*   BMC Stock Holdings, Inc.                                      87,126  1,868,853       0.0%
    Brady Corp. Class A                                           66,251  2,520,851       0.1%
    Briggs & Stratton Corp.                                       68,544  1,727,309       0.0%
    Brink's Co. (The)                                             28,268  2,151,195       0.1%
*   Broadwind Energy, Inc.                                            70        193       0.0%
*   Builders FirstSource, Inc.                                    77,579  1,397,974       0.0%
    BWX Technologies, Inc.                                        32,390  1,940,809       0.0%
*   CAI International, Inc.                                       30,561  1,131,368       0.0%
    Carlisle Cos., Inc.                                           13,971  1,534,435       0.0%
*   Casella Waste Systems, Inc. Class A                           33,003    609,235       0.0%
    Caterpillar, Inc.                                             44,084  5,986,607       0.1%
*   CBIZ, Inc.                                                   106,926  1,812,396       0.0%
    CECO Environmental Corp.                                      58,965    517,123       0.0%
#   Celadon Group, Inc.                                           49,176    361,444       0.0%
#   CH Robinson Worldwide, Inc.                                    3,143    246,820       0.0%
*   Chart Industries, Inc.                                        69,235  3,011,722       0.1%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
#   Chicago Bridge & Iron Co. NV                                  98,103 $1,367,556       0.0%
    Chicago Rivet & Machine Co.                                      855     25,915       0.0%
    Cintas Corp.                                                  14,003  2,087,007       0.1%
#   CIRCOR International, Inc.                                    27,352  1,202,120       0.0%
*   Civeo Corp.                                                   95,236    199,043       0.0%
#*  Clean Harbors, Inc.                                           45,652  2,442,839       0.1%
*   Colfax Corp.                                                 145,239  6,057,919       0.1%
    Columbus McKinnon Corp.                                       30,112  1,191,231       0.0%
    Comfort Systems USA, Inc.                                     54,138  2,398,313       0.1%
#*  Command Security Corp.                                         5,329     16,786       0.0%
*   Commercial Vehicle Group, Inc.                                55,453    450,278       0.0%
    CompX International, Inc.                                      2,522     37,452       0.0%
*   Continental Building Products, Inc.                           64,267  1,715,929       0.0%
*   Continental Materials Corp.                                       73      1,405       0.0%
    Copa Holdings SA Class A                                      33,122  4,080,299       0.1%
*   Copart, Inc.                                                  41,131  1,492,644       0.0%
    Costamare, Inc.                                               19,473    120,927       0.0%
#   Covanta Holding Corp.                                        197,593  3,181,247       0.1%
*   Covenant Transportation Group, Inc. Class A                   28,163    836,441       0.0%
*   CPI Aerostructures, Inc.                                       8,398     78,521       0.0%
    CRA International, Inc.                                       14,848    627,476       0.0%
    Crane Co.                                                     29,513  2,453,121       0.1%
*   CSW Industrials, Inc.                                          5,128    251,528       0.0%
    CSX Corp.                                                    110,238  5,559,302       0.1%
    Cubic Corp.                                                   43,847  2,391,854       0.1%
    Cummins, Inc.                                                 12,522  2,214,891       0.1%
    Curtiss-Wright Corp.                                          43,923  5,193,895       0.1%
    Deere & Co.                                                   24,279  3,226,194       0.1%
    Delta Air Lines, Inc.                                        110,981  5,552,379       0.1%
#   Deluxe Corp.                                                  23,007  1,602,438       0.0%
    DMC Global, Inc.                                              22,503    489,440       0.0%
#   Donaldson Co., Inc.                                           25,317  1,195,216       0.0%
#   Douglas Dynamics, Inc.                                        55,465  2,326,757       0.1%
    Dover Corp.                                                   31,123  2,971,935       0.1%
*   Ducommun, Inc.                                                14,374    473,911       0.0%
    Dun & Bradstreet Corp. (The)                                   5,974    697,942       0.0%
*   DXP Enterprises, Inc.                                         27,505    882,085       0.0%
#*  Dycom Industries, Inc.                                        16,219  1,424,515       0.0%
#*  Eagle Bulk Shipping, Inc.                                      1,785      8,390       0.0%
    Eastern Co. (The)                                              5,932    171,435       0.0%
    Eaton Corp. P.L.C.                                            50,820  4,066,616       0.1%
*   Echo Global Logistics, Inc.                                   41,375    995,069       0.0%
    Ecology and Environment, Inc. Class A                          2,769     32,536       0.0%
    EMCOR Group, Inc.                                             65,775  5,295,545       0.1%
    Emerson Electric Co.                                          31,243  2,013,924       0.1%
    Encore Wire Corp.                                             38,921  1,757,283       0.0%
    EnerSys                                                       44,664  3,098,342       0.1%
*   Engility Holdings, Inc.                                       39,601  1,333,366       0.0%
    Ennis, Inc.                                                   47,008    947,211       0.0%
    EnPro Industries, Inc.                                        21,572  1,806,439       0.0%
#   EnviroStar, Inc.                                               1,100     29,370       0.0%
    Equifax, Inc.                                                 11,845  1,285,538       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
    ESCO Technologies, Inc.                                       40,876 $2,368,764       0.1%
    Espey Manufacturing & Electronics Corp.                        3,027     68,834       0.0%
    Essendant, Inc.                                               66,917    647,757       0.0%
*   Esterline Technologies Corp.                                  52,623  4,991,292       0.1%
#*  ExOne Co. (The)                                               16,129    171,451       0.0%
#   Expeditors International of Washington, Inc.                  10,482    611,939       0.0%
    Exponent, Inc.                                                15,782  1,165,501       0.0%
#   Fastenal Co.                                                  11,751    551,944       0.0%
    Federal Signal Corp.                                         123,573  2,638,284       0.1%
    FedEx Corp.                                                   32,244  7,281,018       0.2%
#   Flowserve Corp.                                               18,900    832,923       0.0%
    Fluor Corp.                                                   27,604  1,189,456       0.0%
    Forrester Research, Inc.                                      15,466    675,864       0.0%
    Fortive Corp.                                                 18,126  1,309,785       0.0%
    Fortune Brands Home & Security, Inc.                          26,275  1,735,726       0.0%
    Forward Air Corp.                                             41,386  2,377,212       0.1%
*   Franklin Covey Co.                                            24,797    481,062       0.0%
    Franklin Electric Co., Inc.                                   60,805  2,766,627       0.1%
    FreightCar America, Inc.                                      24,288    454,671       0.0%
*   FTI Consulting, Inc.                                          88,006  3,762,256       0.1%
*   Fuel Tech, Inc.                                                4,979      4,536       0.0%
#   GATX Corp.                                                    53,633  3,186,337       0.1%
*   Gencor Industries, Inc.                                       10,337    187,100       0.0%
*   Generac Holdings, Inc.                                        39,577  2,061,566       0.1%
    General Cable Corp.                                           93,549  1,959,852       0.0%
    General Dynamics Corp.                                        21,337  4,330,984       0.1%
    General Electric Co.                                         329,402  6,640,744       0.1%
#*  Genesee & Wyoming, Inc. Class A                               83,745  6,011,216       0.1%
*   Gibraltar Industries, Inc.                                    52,052  1,730,729       0.0%
    Global Brass & Copper Holdings, Inc.                          18,700    654,500       0.0%
#*  Global Power Equipment Group, Inc.                            15,716     63,650       0.0%
*   GMS, Inc.                                                     61,892  2,107,423       0.1%
#*  Golden Ocean Group, Ltd.                                      12,670    103,894       0.0%
#*  Goldfield Corp. (The)                                         32,599    187,444       0.0%
    Gorman-Rupp Co. (The)                                         52,317  1,673,098       0.0%
*   GP Strategies Corp.                                           33,575    975,354       0.0%
#   Graco, Inc.                                                    9,274  1,222,220       0.0%
    Graham Corp.                                                  13,470    259,567       0.0%
    Granite Construction, Inc.                                    57,580  3,667,270       0.1%
*   Great Lakes Dredge & Dock Corp.                               86,101    439,115       0.0%
#   Greenbrier Cos., Inc. (The)                                   32,885  1,716,597       0.0%
#   Griffon Corp.                                                 69,548  1,568,307       0.0%
#   H&E Equipment Services, Inc.                                  50,800  1,673,352       0.0%
    Hardinge, Inc.                                                18,750    310,125       0.0%
*   Harsco Corp.                                                  84,475  1,795,094       0.0%
*   Hawaiian Holdings, Inc.                                      102,216  3,424,236       0.1%
#*  HC2 Holdings, Inc.                                             3,645     19,792       0.0%
*   HD Supply Holdings, Inc.                                      25,751    911,328       0.0%
#   Healthcare Services Group, Inc.                                9,321    492,988       0.0%
#   Heartland Express, Inc.                                      138,363  2,951,283       0.1%
#   HEICO Corp.                                                   11,397  1,033,480       0.0%
    HEICO Corp. Class A                                           18,317  1,393,924       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
    Heidrick & Struggles International, Inc.                      30,459 $  756,906       0.0%
#*  Herc Holdings, Inc.                                           32,319  1,566,179       0.0%
*   Heritage-Crystal Clean, Inc.                                  12,427    242,948       0.0%
    Herman Miller, Inc.                                           87,370  2,935,632       0.1%
*   Hertz Global Holdings, Inc.                                   54,910  1,365,612       0.0%
#   Hexcel Corp.                                                  40,114  2,434,519       0.1%
*   Hill International, Inc.                                      70,399    373,115       0.0%
    Hillenbrand, Inc.                                             93,938  3,715,248       0.1%
    HNI Corp.                                                     70,785  2,422,263       0.1%
    Honeywell International, Inc.                                 22,922  3,304,436       0.1%
*   Houston Wire & Cable Co.                                      25,592    136,917       0.0%
*   Hub Group, Inc. Class A                                       57,010  2,468,533       0.1%
    Hubbell, Inc.                                                 10,230  1,287,139       0.0%
*   Hudson Global, Inc.                                           34,265     51,740       0.0%
#*  Hudson Technologies, Inc.                                     55,748    330,028       0.0%
    Huntington Ingalls Industries, Inc.                           12,830  2,987,209       0.1%
    Hurco Cos., Inc.                                              12,670    566,983       0.0%
*   Huron Consulting Group, Inc.                                  37,943  1,388,714       0.0%
    Hyster-Yale Materials Handling, Inc.                          16,500  1,295,085       0.0%
*   ICF International, Inc.                                       32,049  1,721,031       0.0%
    IDEX Corp.                                                    11,576  1,484,159       0.0%
*   IES Holdings, Inc.                                            21,406    400,292       0.0%
    Illinois Tool Works, Inc.                                     13,917  2,178,289       0.1%
    Ingersoll-Rand P.L.C.                                         20,633  1,828,084       0.0%
*   InnerWorkings, Inc.                                          135,322  1,472,303       0.0%
*   Innovative Solutions & Support, Inc.                          16,826     54,516       0.0%
    Insperity, Inc.                                               24,711  2,345,074       0.1%
    Insteel Industries, Inc.                                      41,572  1,062,165       0.0%
    Interface, Inc.                                               66,241  1,510,295       0.0%
*   Intersections, Inc.                                           18,573     45,875       0.0%
    ITT, Inc.                                                     71,859  3,351,504       0.1%
    Jacobs Engineering Group, Inc.                                61,544  3,582,476       0.1%
    JB Hunt Transport Services, Inc.                              10,031  1,067,198       0.0%
#*  JetBlue Airways Corp.                                        351,450  6,730,267       0.2%
#   John Bean Technologies Corp.                                  11,047  1,180,924       0.0%
    Johnson Controls International P.L.C.                         59,376  2,457,573       0.1%
    Kadant, Inc.                                                  14,179  1,610,734       0.0%
    Kaman Corp.                                                   39,740  2,223,056       0.1%
    Kansas City Southern                                          35,899  3,741,394       0.1%
    KAR Auction Services, Inc.                                    58,265  2,757,682       0.1%
#   KBR, Inc.                                                    206,573  4,055,028       0.1%
    Kelly Services, Inc. Class A                                  57,396  1,510,089       0.0%
    Kelly Services, Inc. Class B                                     700     18,512       0.0%
#   Kennametal, Inc.                                              87,347  3,812,697       0.1%
*   Key Technology, Inc.                                           5,258     88,440       0.0%
#*  KEYW Holding Corp. (The)                                      26,816    202,461       0.0%
    Kforce, Inc.                                                  45,774    958,965       0.0%
    Kimball International, Inc. Class B                           80,142  1,536,322       0.0%
#*  Kirby Corp.                                                   83,653  5,926,815       0.1%
#*  KLX, Inc.                                                     87,788  4,816,050       0.1%
#*  Knight-Swift Transportation Holdings, Inc.                   118,834  4,925,669       0.1%
    Knoll, Inc.                                                   81,955  1,739,085       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
    Korn/Ferry International                                      97,003 $4,057,635       0.1%
#*  Kratos Defense & Security Solutions, Inc.                    104,326  1,256,085       0.0%
    L3 Technologies, Inc.                                         16,970  3,176,445       0.1%
    Landstar System, Inc.                                         14,702  1,451,822       0.0%
*   Lawson Products, Inc.                                         13,445    338,142       0.0%
#*  Layne Christensen Co.                                         25,619    338,427       0.0%
    LB Foster Co. Class A                                         15,474    385,303       0.0%
    Lennox International, Inc.                                     7,521  1,437,489       0.0%
*   Limbach Holdings, Inc.                                         3,500     49,000       0.0%
    Lincoln Electric Holdings, Inc.                               20,483  1,877,677       0.0%
#   Lindsay Corp.                                                  6,903    632,039       0.0%
    LS Starrett Co. (The) Class A                                 14,544    123,624       0.0%
    LSC Communications, Inc.                                      15,260    246,907       0.0%
    LSI Industries, Inc.                                          39,855    276,992       0.0%
*   Lydall, Inc.                                                  26,094  1,508,233       0.0%
#   Macquarie Infrastructure Corp.                                17,551  1,220,672       0.0%
*   Manitex International, Inc.                                    3,300     29,964       0.0%
*   Manitowoc Co., Inc. (The)                                    235,650  2,243,388       0.1%
    ManpowerGroup, Inc.                                           23,465  2,892,765       0.1%
    Marten Transport, Ltd.                                        64,483  1,267,091       0.0%
    Masco Corp.                                                   51,434  2,048,102       0.1%
*   Masonite International Corp.                                  44,525  2,987,627       0.1%
*   MasTec, Inc.                                                 137,069  5,969,355       0.1%
*   Mastech Digital, Inc.                                            991     12,635       0.0%
    Matson, Inc.                                                  72,730  1,980,438       0.1%
    Matthews International Corp. Class A                          43,102  2,708,961       0.1%
#   Maxar Technologies, Ltd.                                      31,454  1,991,038       0.1%
    McGrath RentCorp                                              37,749  1,687,380       0.0%
*   Mercury Systems, Inc.                                         51,421  2,595,218       0.1%
*   Meritor, Inc.                                                 45,740  1,189,697       0.0%
#*  Middleby Corp. (The)                                           8,567    992,915       0.0%
*   Milacron Holdings Corp.                                      100,415  1,802,449       0.0%
    Miller Industries, Inc.                                       15,566    439,740       0.0%
*   Mistras Group, Inc.                                           42,126    885,067       0.0%
    Mobile Mini, Inc.                                             86,438  2,861,098       0.1%
*   Moog, Inc. Class A                                            45,470  3,990,447       0.1%
*   Moog, Inc. Class B                                             2,977    264,328       0.0%
*   MRC Global, Inc.                                             182,903  3,136,786       0.1%
    MSA Safety, Inc.                                              16,303  1,296,089       0.0%
    MSC Industrial Direct Co., Inc. Class A                       24,221  2,007,921       0.1%
    Mueller Industries, Inc.                                      73,481  2,553,465       0.1%
    Mueller Water Products, Inc. Class A                         254,628  3,040,258       0.1%
#   Multi-Color Corp.                                             25,504  2,109,181       0.1%
*   MYR Group, Inc.                                               38,589  1,230,603       0.0%
    National Presto Industries, Inc.                               7,418    867,164       0.0%
*   Navigant Consulting, Inc.                                     85,820  1,485,544       0.0%
#*  Navistar International Corp.                                  21,536    911,188       0.0%
*   NCI Building Systems, Inc.                                   113,207  1,805,652       0.0%
*   Nexeo Solutions, Inc.                                         14,426    106,608       0.0%
    Nielsen Holdings P.L.C.                                       25,907    960,372       0.0%
*   NL Industries, Inc.                                           52,200    678,600       0.0%
    NN, Inc.                                                      53,968  1,594,754       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   Nordson Corp.                                                 10,670 $ 1,351,782       0.0%
    Norfolk Southern Corp.                                        47,384   6,227,205       0.1%
    Northrop Grumman Corp.                                        13,622   4,025,710       0.1%
*   Northwest Pipe Co.                                            15,189     277,047       0.0%
#*  NOW, Inc.                                                    186,227   2,331,562       0.1%
#*  NV5 Global, Inc.                                              13,202     767,036       0.0%
    Old Dominion Freight Line, Inc.                               23,835   2,887,134       0.1%
#   Omega Flex, Inc.                                               4,638     299,105       0.0%
*   On Assignment, Inc.                                           78,160   4,784,955       0.1%
    Orbital ATK, Inc.                                             42,972   5,712,268       0.1%
#*  Orion Energy Systems, Inc.                                     4,765       4,098       0.0%
*   Orion Group Holdings, Inc.                                    35,252     253,814       0.0%
    Oshkosh Corp.                                                 77,171   7,065,777       0.2%
    Owens Corning                                                129,690  10,724,066       0.2%
    PACCAR, Inc.                                                  35,291   2,531,423       0.1%
*   PAM Transportation Services, Inc.                              6,580     192,597       0.0%
    Park-Ohio Holdings Corp.                                      23,782   1,121,321       0.0%
    Parker-Hannifin Corp.                                         11,561   2,111,154       0.1%
*   Patrick Industries, Inc.                                      25,796   2,399,028       0.1%
*   Patriot Transportation Holding, Inc.                           2,586      48,901       0.0%
*   Pendrell Corp.                                                 6,281      40,701       0.0%
#   Pentair P.L.C.                                                32,591   2,296,362       0.1%
*   Performant Financial Corp.                                    54,745     101,826       0.0%
#*  Perma-Fix Environmental Services                               2,877      10,789       0.0%
*   Perma-Pipe International Holdings, Inc.                        5,730      47,846       0.0%
*   PGT Innovations, Inc.                                         85,330   1,203,153       0.0%
    Pitney Bowes, Inc.                                            29,803     409,493       0.0%
*   Ply Gem Holdings, Inc.                                        22,264     376,262       0.0%
    Powell Industries, Inc.                                       17,079     494,949       0.0%
#*  Power Solutions International, Inc.                            2,041      19,900       0.0%
    Preformed Line Products Co.                                    6,610     470,037       0.0%
    Primoris Services Corp.                                       78,542   2,220,382       0.1%
#*  Proto Labs, Inc.                                              15,138   1,320,790       0.0%
    Quad/Graphics, Inc.                                           71,299   1,624,904       0.0%
#   Quanex Building Products Corp.                                63,811   1,400,651       0.0%
*   Quanta Services, Inc.                                        204,297   7,708,126       0.2%
*   Radiant Logistics, Inc.                                       56,287     274,681       0.0%
    Raven Industries, Inc.                                        46,445   1,562,874       0.0%
    Raytheon Co.                                                  17,714   3,192,063       0.1%
#*  RBC Bearings, Inc.                                            26,615   3,295,469       0.1%
*   RCM Technologies, Inc.                                        12,068      71,443       0.0%
    Regal Beloit Corp.                                            57,685   4,681,138       0.1%
    Republic Services, Inc.                                       38,879   2,529,857       0.1%
    Resources Connection, Inc.                                    62,952     991,494       0.0%
*   Rexnord Corp.                                                157,521   4,019,936       0.1%
*   Roadrunner Transportation Systems, Inc.                       44,928     395,366       0.0%
    Robert Half International, Inc.                               24,849   1,286,433       0.0%
    Rockwell Automation, Inc.                                     12,800   2,570,496       0.1%
    Rockwell Collins, Inc.                                        22,351   3,030,796       0.1%
#   Rollins, Inc.                                                 25,198   1,106,444       0.0%
#   Roper Technologies, Inc.                                       5,710   1,474,151       0.0%
*   RPX Corp.                                                     85,253   1,109,994       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
#   RR Donnelley & Sons Co.                                       24,422 $  224,682       0.0%
*   Rush Enterprises, Inc. Class A                                52,830  2,682,707       0.1%
*   Rush Enterprises, Inc. Class B                                 7,606    361,970       0.0%
#   Ryder System, Inc.                                           102,961  8,348,078       0.2%
*   Saia, Inc.                                                    40,845  2,646,756       0.1%
#*  Scorpio Bulkers, Inc.                                         49,641    397,128       0.0%
#*  Sensata Technologies Holding NV                                7,532    368,390       0.0%
    Servotronics, Inc.                                             1,499     13,146       0.0%
*   SIFCO Industries, Inc.                                         4,888     35,682       0.0%
    Simpson Manufacturing Co., Inc.                               63,875  3,560,392       0.1%
    SkyWest, Inc.                                                 80,474  3,790,325       0.1%
#   Snap-on, Inc.                                                 11,787  1,859,753       0.0%
    Southwest Airlines Co.                                        74,513  4,013,270       0.1%
*   SP Plus Corp.                                                 33,464  1,296,730       0.0%
    Spartan Motors, Inc.                                          48,295    779,964       0.0%
*   Sparton Corp.                                                 13,779    320,913       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                     24,712  1,979,431       0.0%
#*  Spirit Airlines, Inc.                                        119,918  4,447,759       0.1%
*   SPX Corp.                                                     32,364    947,942       0.0%
*   SPX FLOW, Inc.                                                71,423  2,944,770       0.1%
    Standex International Corp.                                   16,434  1,701,741       0.0%
    Stanley Black & Decker, Inc.                                  18,154  2,932,779       0.1%
    Steelcase, Inc. Class A                                      144,305  2,099,638       0.1%
#*  Stericycle, Inc.                                              12,740    902,629       0.0%
*   Sterling Construction Co., Inc.                               29,596    528,289       0.0%
    Sun Hydraulics Corp.                                          19,343  1,112,803       0.0%
#*  Sunrun, Inc.                                                  58,840    337,742       0.0%
#*  Team, Inc.                                                    40,026    492,320       0.0%
*   Teledyne Technologies, Inc.                                   26,146  4,443,774       0.1%
#   Tennant Co.                                                   15,148  1,050,514       0.0%
    Terex Corp.                                                  125,842  5,928,417       0.1%
    Tetra Tech, Inc.                                              75,284  3,707,737       0.1%
#*  Textainer Group Holdings, Ltd.                                51,126    999,513       0.0%
    Textron, Inc.                                                 61,097  3,222,256       0.1%
*   Thermon Group Holdings, Inc.                                  49,953  1,074,489       0.0%
#   Timken Co. (The)                                              60,233  2,839,986       0.1%
    Titan International, Inc.                                    102,237    995,788       0.0%
*   Titan Machinery, Inc.                                         23,132    344,435       0.0%
    Toro Co. (The)                                                15,600    980,460       0.0%
*   Transcat, Inc.                                                 4,945     62,802       0.0%
#   TransDigm Group, Inc.                                          4,939  1,370,572       0.0%
#*  TransUnion                                                    12,705    666,885       0.0%
*   Trex Co., Inc.                                                14,075  1,540,509       0.0%
*   TriMas Corp.                                                  51,128  1,357,448       0.0%
*   TriNet Group, Inc.                                            23,797    826,232       0.0%
    Trinity Industries, Inc.                                     252,771  8,220,113       0.2%
#   Triton International, Ltd.                                   114,313  4,561,089       0.1%
#   Triumph Group, Inc.                                           99,074  3,076,248       0.1%
*   TrueBlue, Inc.                                                73,050  1,979,655       0.1%
*   Tutor Perini Corp.                                            86,740  2,446,068       0.1%
*   Twin Disc, Inc.                                               17,482    373,241       0.0%
*   Ultralife Corp.                                               19,727    147,953       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Industrials -- (Continued)
    UniFirst Corp.                                                18,986 $  2,990,295       0.1%
    Union Pacific Corp.                                           77,833    9,012,283       0.2%
*   United Continental Holdings, Inc.                             45,529    2,662,536       0.1%
*   United Rentals, Inc.                                          27,923    3,950,546       0.1%
    United Technologies Corp.                                     58,896    7,053,385       0.2%
#*  Univar, Inc.                                                  25,599      761,570       0.0%
    Universal Forest Products, Inc.                               34,186    3,859,599       0.1%
    Universal Logistics Holdings, Inc.                            28,372      612,835       0.0%
#   US Ecology, Inc.                                              21,849    1,038,920       0.0%
*   USA Truck, Inc.                                               16,095      226,940       0.0%
#*  USG Corp.                                                    108,110    3,711,416       0.1%
    Valmont Industries, Inc.                                      13,308    2,114,641       0.1%
*   Vectrus, Inc.                                                 16,469      502,469       0.0%
#*  Verisk Analytics, Inc.                                        12,650    1,075,883       0.0%
*   Veritiv Corp.                                                  7,805      250,931       0.0%
    Viad Corp.                                                    35,424    2,056,363       0.1%
*   Vicor Corp.                                                   23,646      509,571       0.0%
*   Virco Manufacturing Corp.                                     21,636      122,243       0.0%
*   Volt Information Sciences, Inc.                               24,400      104,920       0.0%
    VSE Corp.                                                     18,642      915,322       0.0%
#   Wabash National Corp.                                        124,906    2,810,385       0.1%
*   WABCO Holdings, Inc.                                           8,765    1,293,451       0.0%
#   Wabtec Corp.                                                  11,888      909,432       0.0%
    Waste Management, Inc.                                        23,011    1,890,814       0.0%
#   Watsco, Inc.                                                  11,275    1,878,077       0.0%
    Watsco, Inc. Class B                                           1,205      200,789       0.0%
    Watts Water Technologies, Inc. Class A                        37,014    2,494,744       0.1%
#*  Welbilt, Inc.                                                 28,056      618,915       0.0%
    Werner Enterprises, Inc.                                     139,074    4,957,988       0.1%
#*  Wesco Aircraft Holdings, Inc.                                172,868    1,564,455       0.0%
*   WESCO International, Inc.                                     84,139    5,313,378       0.1%
#*  Willdan Group, Inc.                                           11,989      360,389       0.0%
*   Willis Lease Finance Corp.                                     8,183      205,311       0.0%
    Woodward, Inc.                                                39,920    3,087,014       0.1%
#   WW Grainger, Inc.                                              7,963    1,574,285       0.0%
*   Xerium Technologies, Inc.                                      6,868       32,280       0.0%
#*  XPO Logistics, Inc.                                          180,486   12,516,704       0.3%
#   Xylem, Inc.                                                   31,203    2,075,936       0.1%
#*  YRC Worldwide, Inc.                                           20,417      275,017       0.0%
                                                                         ------------      ----
Total Industrials                                                         800,006,396      16.9%
                                                                         ------------      ----
Information Technology -- (14.0%)
#*  3D Systems Corp.                                              11,613      143,769       0.0%
#*  ACI Worldwide, Inc.                                          156,447    3,767,244       0.1%
    Activision Blizzard, Inc.                                     35,492    2,324,371       0.1%
*   Actua Corp.                                                   85,165    1,315,799       0.0%
#*  Acxiom Corp.                                                  91,761    2,308,707       0.1%
*   ADDvantage Technologies Group, Inc.                            7,160       10,454       0.0%
    ADTRAN, Inc.                                                  73,783    1,556,821       0.0%
*   Advanced Energy Industries, Inc.                              24,870    2,106,986       0.1%
#*  Advanced Micro Devices, Inc.                                  65,686      721,561       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Agilysys, Inc.                                                36,408 $   446,726       0.0%
*   Akamai Technologies, Inc.                                     14,301     747,227       0.0%
*   ALJ Regional Holdings, Inc.                                    3,805      13,736       0.0%
    Alliance Data Systems Corp.                                    6,894   1,542,395       0.0%
*   Alpha & Omega Semiconductor, Ltd.                             45,919     846,287       0.0%
*   Alphabet, Inc. Class A                                        10,540  10,888,242       0.2%
*   Alphabet, Inc. Class C                                        11,067  11,251,155       0.2%
#*  Ambarella, Inc.                                               23,949   1,351,682       0.0%
    Amdocs, Ltd.                                                  14,311     931,646       0.0%
    American Software, Inc. Class A                               27,809     345,110       0.0%
*   Amkor Technology, Inc.                                       413,758   4,787,180       0.1%
    Amphenol Corp. Class A                                        24,270   2,111,490       0.1%
*   Amtech Systems, Inc.                                          11,990     174,574       0.0%
    Analog Devices, Inc.                                          17,100   1,561,230       0.0%
#*  ANGI Homeservices, Inc. Class A                               15,392     192,400       0.0%
*   Anixter International, Inc.                                   57,602   3,957,257       0.1%
*   ANSYS, Inc.                                                    7,175     980,894       0.0%
    Apple, Inc.                                                  329,973  55,778,636       1.2%
    Applied Materials, Inc.                                       70,077   3,954,445       0.1%
#*  Applied Optoelectronics, Inc.                                  3,292     134,116       0.0%
#*  Arista Networks, Inc.                                          8,033   1,605,716       0.0%
*   ARRIS International P.L.C.                                   197,041   5,615,668       0.1%
*   Arrow Electronics, Inc.                                       78,718   6,580,038       0.1%
#*  Aspen Technology, Inc.                                        13,964     900,957       0.0%
    AstroNova, Inc.                                                7,311      91,022       0.0%
#*  Autodesk, Inc.                                                 8,015   1,001,554       0.0%
*   AutoWeb, Inc.                                                  5,897      40,807       0.0%
*   Aviat Networks, Inc.                                           4,491      74,551       0.0%
#*  Avid Technology, Inc.                                         30,790     136,708       0.0%
    Avnet, Inc.                                                   83,702   3,331,340       0.1%
    AVX Corp.                                                    157,461   2,966,565       0.1%
*   Aware, Inc.                                                   18,447      85,779       0.0%
*   Axcelis Technologies, Inc.                                    48,661   1,600,947       0.0%
*   AXT, Inc.                                                     67,692     629,536       0.0%
#   Badger Meter, Inc.                                            34,968   1,531,598       0.0%
*   Bankrate, Inc.                                                79,418   1,103,910       0.0%
#*  Barracuda Networks, Inc.                                      17,504     408,018       0.0%
*   Bazaarvoice, Inc.                                             95,429     460,445       0.0%
    Bel Fuse, Inc. Class A                                         3,300      93,110       0.0%
    Bel Fuse, Inc. Class B                                        16,034     518,700       0.0%
    Belden, Inc.                                                  39,926   3,190,487       0.1%
*   Benchmark Electronics, Inc.                                   89,328   2,764,702       0.1%
    Black Box Corp.                                               33,815     104,827       0.0%
#*  Black Knight, Inc.                                            52,406   2,376,612       0.1%
#   Blackbaud, Inc.                                               12,179   1,233,733       0.0%
*   Blackhawk Network Holdings, Inc.                              75,708   2,570,287       0.1%
*   Blucora, Inc.                                                 51,074   1,108,306       0.0%
    Booz Allen Hamilton Holding Corp.                             20,056     757,916       0.0%
*   Bottomline Technologies de, Inc.                              22,107     719,804       0.0%
    Broadcom, Ltd.                                                12,770   3,370,131       0.1%
    Broadridge Financial Solutions, Inc.                          21,325   1,832,244       0.0%
#*  BroadVision, Inc.                                              4,752      19,721       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    Brocade Communications Systems, Inc.                         545,227 $ 6,351,895       0.1%
    Brooks Automation, Inc.                                      118,006   4,058,226       0.1%
*   BSQUARE Corp.                                                 22,217     118,861       0.0%
    CA, Inc.                                                      65,881   2,133,227       0.1%
    Cabot Microelectronics Corp.                                  32,974   3,187,597       0.1%
*   CACI International, Inc. Class A                              38,415   5,522,156       0.1%
*   Cadence Design Systems, Inc.                                  32,200   1,389,752       0.0%
#*  CalAmp Corp.                                                  33,302     756,954       0.0%
*   Calix, Inc.                                                  111,323     612,277       0.0%
#*  Carbonite, Inc.                                               21,029     477,358       0.0%
#*  Cardtronics P.L.C. Class A                                    56,407   1,291,720       0.0%
#*  Cars.com, Inc.                                               123,174   2,934,005       0.1%
    Cass Information Systems, Inc.                                15,962   1,029,549       0.0%
#*  Cavium, Inc.                                                  15,050   1,038,300       0.0%
#   CDW Corp.                                                     27,749   1,942,430       0.1%
*   Ceva, Inc.                                                    27,653   1,335,640       0.0%
#*  Ciena Corp.                                                   48,577   1,033,233       0.0%
#*  Cimpress NV                                                    8,368     913,284       0.0%
#*  Cirrus Logic, Inc.                                            37,516   2,100,896       0.1%
    Cisco Systems, Inc.                                          479,871  16,387,595       0.4%
*   Citrix Systems, Inc.                                          10,116     835,683       0.0%
*   Clearfield, Inc.                                              10,460     143,302       0.0%
    Cognex Corp.                                                  17,854   2,198,720       0.1%
    Cognizant Technology Solutions Corp. Class A                  17,852   1,350,861       0.0%
#*  Coherent, Inc.                                                 9,386   2,465,796       0.1%
    Cohu, Inc.                                                    45,191   1,165,928       0.0%
#*  CommerceHub, Inc. Series A                                     6,504     145,234       0.0%
*   CommerceHub, Inc. Series C                                    13,008     277,461       0.0%
#*  CommScope Holding Co., Inc.                                   40,238   1,293,249       0.0%
    Communications Systems, Inc.                                  13,122      56,818       0.0%
    Computer Task Group, Inc.                                     19,188      96,708       0.0%
    Comtech Telecommunications Corp.                              30,405     654,012       0.0%
    Concurrent Computer Corp.                                      7,430      45,620       0.0%
#*  Conduent, Inc.                                               211,329   3,271,373       0.1%
#*  Control4 Corp.                                                16,902     497,764       0.0%
    Convergys Corp.                                              127,586   3,282,788       0.1%
*   CoreLogic, Inc.                                               52,015   2,439,503       0.1%
    Corning, Inc.                                                139,894   4,380,081       0.1%
#*  CoStar Group, Inc.                                             2,195     649,171       0.0%
*   Cray, Inc.                                                    58,952   1,217,359       0.0%
#*  Cree, Inc.                                                   168,581   6,018,342       0.1%
    CSG Systems International, Inc.                               39,868   1,688,011       0.0%
    CSP, Inc.                                                      2,269      25,209       0.0%
    CSRA, Inc.                                                    28,653     916,609       0.0%
    CTS Corp.                                                     64,349   1,750,293       0.0%
#*  CyberOptics Corp.                                              7,973     114,811       0.0%
#   Cypress Semiconductor Corp.                                  400,940   6,358,908       0.1%
    Daktronics, Inc.                                              67,621     694,468       0.0%
*   DASAN Zhone Solutions, Inc.                                    8,717      56,312       0.0%
*   Dell Technologies, Inc. Class V                               15,562   1,288,067       0.0%
*   Determine, Inc.                                                  628       1,356       0.0%
*   DHI Group, Inc.                                               88,204     194,049       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
#   Diebold Nixdorf, Inc.                                         69,023 $1,332,144       0.0%
*   Digi International, Inc.                                      40,420    420,368       0.0%
*   Diodes, Inc.                                                  84,576  2,904,340       0.1%
    Dolby Laboratories, Inc. Class A                              41,609  2,410,825       0.1%
*   DSP Group, Inc.                                               32,163    430,984       0.0%
    DST Systems, Inc.                                             43,188  2,531,681       0.1%
    DXC Technology Co.                                            83,906  7,679,077       0.2%
#*  Eastman Kodak Co.                                              3,721     19,907       0.0%
*   eBay, Inc.                                                    38,237  1,439,241       0.0%
#   Ebix, Inc.                                                    29,521  2,005,952       0.1%
*   EchoStar Corp. Class A                                        62,434  3,493,182       0.1%
*   Edgewater Technology, Inc.                                     8,479     55,198       0.0%
*   Electro Scientific Industries, Inc.                           58,356  1,043,989       0.0%
*   Electronic Arts, Inc.                                         19,023  2,275,151       0.1%
*   Electronics for Imaging, Inc.                                 52,912  1,632,864       0.0%
#*  Ellie Mae, Inc.                                                2,429    218,489       0.0%
#*  eMagin Corp.                                                   7,098     15,261       0.0%
*   Emcore Corp.                                                  38,308    316,041       0.0%
    Entegris, Inc.                                               153,217  5,017,857       0.1%
#*  Envestnet, Inc.                                                6,540    349,236       0.0%
*   EPAM Systems, Inc.                                             9,710    885,067       0.0%
*   ePlus, Inc.                                                   20,249  1,935,804       0.1%
*   Etsy, Inc.                                                    10,002    167,033       0.0%
#*  Euronet Worldwide, Inc.                                       17,291  1,671,002       0.0%
*   Everi Holdings, Inc.                                          11,070     91,770       0.0%
*   Evolving Systems, Inc.                                         2,350     10,810       0.0%
*   ExlService Holdings, Inc.                                     43,596  2,721,262       0.1%
*   Extreme Networks, Inc.                                        75,754    909,048       0.0%
*   F5 Networks, Inc.                                              5,100    618,477       0.0%
#*  Fabrinet                                                      55,330  2,057,169       0.1%
    Fair Isaac Corp.                                               7,907  1,147,780       0.0%
*   FARO Technologies, Inc.                                       26,510  1,373,218       0.0%
    Fidelity National Information Services, Inc.                  23,092  2,142,014       0.1%
#*  Finisar Corp.                                                198,085  4,662,921       0.1%
*   First Solar, Inc.                                            147,899  8,107,823       0.2%
*   Fiserv, Inc.                                                  19,611  2,538,252       0.1%
#*  Fitbit, Inc. Class A                                          62,151    381,607       0.0%
*   FleetCor Technologies, Inc.                                    8,593  1,420,165       0.0%
*   Flex, Ltd.                                                   137,641  2,450,010       0.1%
    FLIR Systems, Inc.                                           102,158  4,783,038       0.1%
*   FormFactor, Inc.                                             132,869  2,418,216       0.1%
*   Fortinet, Inc.                                                 7,132    281,072       0.0%
*   Frequency Electronics, Inc.                                    8,185     76,121       0.0%
#*  Gartner, Inc.                                                 12,003  1,504,096       0.0%
    Genpact, Ltd.                                                 66,831  2,035,004       0.1%
    Global Payments, Inc.                                         25,108  2,609,977       0.1%
    GlobalSCAPE, Inc.                                             11,862     48,041       0.0%
#*  Globant SA                                                     2,249     84,832       0.0%
*   Glu Mobile, Inc.                                             105,982    424,988       0.0%
#*  GrubHub, Inc.                                                 23,401  1,427,929       0.0%
*   GSE Systems, Inc.                                             26,843     93,951       0.0%
#*  GSI Technology, Inc.                                          26,474    183,200       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  GTT Communications, Inc.                                      42,732 $ 1,557,581       0.0%
#*  Guidewire Software, Inc.                                       5,703     456,126       0.0%
    Hackett Group, Inc. (The)                                     46,964     725,124       0.0%
#*  Harmonic, Inc.                                               180,054     666,200       0.0%
    Harris Corp.                                                  20,282   2,825,688       0.1%
    Hewlett Packard Enterprise Co.                               393,741   5,480,875       0.1%
    HP, Inc.                                                     122,449   2,638,776       0.1%
*   IAC/InterActiveCorp                                            9,305   1,200,810       0.0%
*   ID Systems, Inc.                                               8,720      64,964       0.0%
*   IEC Electronics Corp.                                          7,468      33,643       0.0%
*   II-VI, Inc.                                                   83,545   3,776,234       0.1%
#*  Immersion Corp.                                                2,086      16,855       0.0%
#*  Infinera Corp.                                               254,024   2,126,181       0.1%
*   Innodata, Inc.                                                21,458      27,895       0.0%
#*  Inseego Corp.                                                 17,291      25,937       0.0%
*   Insight Enterprises, Inc.                                     64,391   2,900,815       0.1%
#*  Integrated Device Technology, Inc.                            42,895   1,332,748       0.0%
    Intel Corp.                                                  578,019  26,294,084       0.6%
    InterDigital, Inc.                                            66,074   4,846,528       0.1%
#*  Internap Corp.                                                84,980     395,157       0.0%
*   inTEST Corp.                                                   4,502      38,717       0.0%
*   Intevac, Inc.                                                 29,956     251,630       0.0%
*   IntriCon Corp.                                                 6,777      76,241       0.0%
    Intuit, Inc.                                                   5,892     889,810       0.0%
*   IPG Photonics Corp.                                           13,262   2,823,612       0.1%
*   Iteris, Inc.                                                  13,000      89,830       0.0%
*   Itron, Inc.                                                   29,470   2,303,080       0.1%
*   IXYS Corp.                                                    58,022   1,433,143       0.0%
#   j2 Global, Inc.                                               25,355   1,879,820       0.1%
    Jabil, Inc.                                                  302,067   8,542,455       0.2%
    Jack Henry & Associates, Inc.                                 14,949   1,646,333       0.0%
    Juniper Networks, Inc.                                        86,347   2,143,996       0.1%
*   Kemet Corp.                                                   61,021   1,567,629       0.0%
*   Key Tronic Corp.                                              11,045      83,169       0.0%
*   Keysight Technologies, Inc.                                   43,302   1,934,300       0.1%
*   Kimball Electronics, Inc.                                     29,728     654,016       0.0%
    KLA-Tencor Corp.                                              17,987   1,958,604       0.1%
#*  Knowles Corp.                                                152,876   2,531,627       0.1%
#*  Kopin Corp.                                                   98,852     346,971       0.0%
*   Kulicke & Soffa Industries, Inc.                             127,139   2,879,698       0.1%
*   KVH Industries, Inc.                                          24,237     279,937       0.0%
#   Lam Research Corp.                                            19,834   4,136,777       0.1%
#*  Lattice Semiconductor Corp.                                  169,515     991,663       0.0%
*   Leaf Group, Ltd.                                              40,535     285,772       0.0%
    Leidos Holdings, Inc.                                         19,844   1,240,647       0.0%
#*  LGL Group, Inc. (The)                                          2,275      13,650       0.0%
*   Limelight Networks, Inc.                                     155,414     769,299       0.0%
*   Liquidity Services, Inc.                                      39,596     225,697       0.0%
#   Littelfuse, Inc.                                               9,398   1,964,182       0.1%
    LogMeIn, Inc.                                                 56,703   6,863,898       0.2%
#*  Lumentum Holdings, Inc.                                       25,010   1,579,381       0.0%
*   Luxoft Holding, Inc.                                           4,935     229,724       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  MACOM Technology Solutions Holdings, Inc.                     11,776 $   481,403       0.0%
#*  MagnaChip Semiconductor Corp.                                 17,121     177,202       0.0%
#*  Manhattan Associates, Inc.                                    20,679     865,623       0.0%
    ManTech International Corp. Class A                           46,788   2,171,431       0.1%
*   Marchex, Inc. Class B                                         34,649     107,412       0.0%
    Marvell Technology Group, Ltd.                                83,546   1,543,095       0.0%
    Maxim Integrated Products, Inc.                               18,551     974,670       0.0%
    MAXIMUS, Inc.                                                 23,622   1,569,209       0.0%
#*  MaxLinear, Inc.                                               30,602     748,831       0.0%
#*  Maxwell Technologies, Inc.                                    40,563     195,514       0.0%
#*  Meet Group, Inc.(The)                                         65,371     221,608       0.0%
#   Mesa Laboratories, Inc.                                        4,234     675,111       0.0%
    Methode Electronics, Inc.                                     53,978   2,531,568       0.1%
*   Micro Focus International P.L.C. Sponsored ADR                13,405     468,237       0.0%
#   Microchip Technology, Inc.                                    21,537   2,041,708       0.1%
*   Micron Technology, Inc.                                      295,915  13,111,994       0.3%
*   Microsemi Corp.                                               60,964   3,253,649       0.1%
    Microsoft Corp.                                              278,222  23,142,506       0.5%
*   MicroStrategy, Inc. Class A                                   12,085   1,598,362       0.0%
    MKS Instruments, Inc.                                         79,909   8,682,113       0.2%
*   ModusLink Global Solutions, Inc.                              90,589     164,872       0.0%
#*  MoneyGram International, Inc.                                 28,228     438,945       0.0%
    Monolithic Power Systems, Inc.                                 6,826     830,519       0.0%
#   Monotype Imaging Holdings, Inc.                               42,079     969,921       0.0%
    Motorola Solutions, Inc.                                      14,175   1,283,404       0.0%
#   MTS Systems Corp.                                             20,931   1,089,459       0.0%
*   Nanometrics, Inc.                                             39,517   1,117,146       0.0%
*   Napco Security Technologies, Inc.                             18,220     184,933       0.0%
#   National Instruments Corp.                                    35,566   1,600,470       0.0%
#*  NCR Corp.                                                     38,430   1,233,219       0.0%
#*  NeoPhotonics Corp.                                            61,789     321,921       0.0%
#   NetApp, Inc.                                                  35,822   1,591,213       0.0%
*   NETGEAR, Inc.                                                 55,174   2,573,867       0.1%
*   Netscout Systems, Inc.                                        73,223   2,079,533       0.1%
    Network-1 Technologies, Inc.                                   6,962      29,240       0.0%
#   NIC, Inc.                                                     27,990     475,830       0.0%
*   Novanta, Inc.                                                 42,869   2,027,704       0.1%
*   Nuance Communications, Inc.                                  181,990   2,682,533       0.1%
#*  Numerex Corp. Class A                                         16,156      64,462       0.0%
    NVE Corp.                                                      3,647     310,287       0.0%
    NVIDIA Corp.                                                  30,105   6,226,015       0.1%
#*  Oclaro, Inc.                                                 110,869     916,887       0.0%
#*  ON Semiconductor Corp.                                       121,400   2,588,248       0.1%
*   Onvia, Inc.                                                      700       6,283       0.0%
*   Optical Cable Corp.                                            6,626      16,234       0.0%
    Oracle Corp.                                                 141,867   7,221,030       0.2%
*   OSI Systems, Inc.                                             25,683   2,269,864       0.1%
*   PAR Technology Corp.                                          12,088     132,243       0.0%
    Park Electrochemical Corp.                                    31,762     599,667       0.0%
#*  Paycom Software, Inc.                                         15,395   1,265,469       0.0%
*   PayPal Holdings, Inc.                                         38,237   2,774,477       0.1%
    PC Connection, Inc.                                           38,027   1,026,729       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
    PC-Tel, Inc.                                                  23,419 $  155,736       0.0%
*   PCM, Inc.                                                     19,029    267,357       0.0%
#*  PDF Solutions, Inc.                                           39,331    576,199       0.0%
    Pegasystems, Inc.                                             27,772  1,619,108       0.0%
*   Perceptron, Inc.                                              16,338    124,822       0.0%
*   Perficient, Inc.                                              55,065  1,071,014       0.0%
*   PFSweb, Inc.                                                  20,833    172,914       0.0%
*   Photronics, Inc.                                             115,349  1,118,885       0.0%
*   Planet Payment, Inc.                                          42,186    188,571       0.0%
#   Plantronics, Inc.                                             28,633  1,298,793       0.0%
*   Plexus Corp.                                                  57,826  3,552,251       0.1%
    Power Integrations, Inc.                                      19,563  1,571,887       0.0%
*   PRGX Global, Inc.                                             28,843    217,765       0.0%
    Progress Software Corp.                                       53,908  2,281,926       0.1%
#*  PTC, Inc.                                                      4,999    332,184       0.0%
    QAD, Inc. Class A                                             13,691    506,567       0.0%
    QAD, Inc. Class B                                              2,342     69,089       0.0%
#*  Qorvo, Inc.                                                   61,152  4,635,933       0.1%
    QUALCOMM, Inc.                                               140,266  7,154,969       0.2%
#*  Qualstar Corp.                                                 1,082      7,920       0.0%
*   Qualys, Inc.                                                   9,699    513,077       0.0%
*   QuinStreet, Inc.                                              53,347    474,788       0.0%
#*  Qumu Corp.                                                    10,312     32,483       0.0%
*   Radisys Corp.                                                 58,318     76,980       0.0%
*   Rambus, Inc.                                                 123,374  1,814,832       0.0%
*   RealNetworks, Inc.                                            74,977    353,891       0.0%
#*  Red Hat, Inc.                                                  6,300    761,229       0.0%
    Reis, Inc.                                                    15,779    287,967       0.0%
    Relm Wireless Corp.                                            7,900     28,045       0.0%
#   RF Industries, Ltd.                                            7,730     18,939       0.0%
    Richardson Electronics, Ltd.                                  15,984    105,814       0.0%
*   Rogers Corp.                                                  25,042  3,808,387       0.1%
*   Rosetta Stone, Inc.                                           23,564    239,646       0.0%
*   Rubicon Project, Inc. (The)                                    8,318     29,612       0.0%
*   Rudolph Technologies, Inc.                                    64,620  1,793,205       0.0%
*   Sanmina Corp.                                                136,798  4,476,715       0.1%
*   ScanSource, Inc.                                              43,355  1,862,097       0.1%
    Science Applications International Corp.                      13,445    986,056       0.0%
*   Seachange International, Inc.                                 76,626    203,059       0.0%
#   Seagate Technology P.L.C.                                     26,898    994,419       0.0%
*   Semtech Corp.                                                 54,840  2,251,182       0.1%
*   ServiceSource International, Inc.                              3,531     12,288       0.0%
*   Shutterstock, Inc.                                             6,356    247,820       0.0%
*   Sigma Designs, Inc.                                           73,217    442,963       0.0%
*   Silicon Laboratories, Inc.                                    19,396  1,840,680       0.0%
*   Silver Spring Networks, Inc.                                  17,890    288,387       0.0%
#   Skyworks Solutions, Inc.                                      22,122  2,518,811       0.1%
*   SMTC Corp.                                                     4,872      7,064       0.0%
*   Sonus Networks, Inc.                                         103,536    807,581       0.0%
#   SS&C Technologies Holdings, Inc.                              30,610  1,230,522       0.0%
*   Stamps.com, Inc.                                               7,526  1,688,834       0.0%
*   StarTek, Inc.                                                 18,466    220,484       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
*   Stratasys, Ltd.                                               80,705 $1,817,477       0.0%
#*  SunPower Corp.                                                79,558    566,453       0.0%
*   Super Micro Computer, Inc.                                    82,735  1,646,426       0.0%
*   Sykes Enterprises, Inc.                                       75,559  2,186,677       0.1%
#   Symantec Corp.                                                52,425  1,703,812       0.0%
#*  Synaptics, Inc.                                               57,127  2,120,554       0.1%
#*  Synchronoss Technologies, Inc.                                51,098    578,940       0.0%
    SYNNEX Corp.                                                  48,557  6,549,368       0.1%
*   Synopsys, Inc.                                                19,173  1,658,848       0.0%
#*  Syntel, Inc.                                                  26,797    625,978       0.0%
    Systemax, Inc.                                                34,554    986,517       0.0%
#*  Tableau Software, Inc. Class A                                 1,500    121,635       0.0%
*   Take-Two Interactive Software, Inc.                           24,422  2,702,294       0.1%
    TE Connectivity, Ltd.                                         30,720  2,794,598       0.1%
#*  Tech Data Corp.                                               72,887  6,761,727       0.2%
*   TechTarget, Inc.                                              21,822    271,902       0.0%
#*  Telaria, Inc.                                                 34,595    155,332       0.0%
*   Telenav, Inc.                                                 66,317    427,745       0.0%
    TeleTech Holdings, Inc.                                       43,097  1,794,990       0.0%
#*  Teradata Corp.                                                54,231  1,814,027       0.0%
    Teradyne, Inc.                                                40,356  1,730,869       0.0%
    Tessco Technologies, Inc.                                     12,033    192,528       0.0%
    TiVo Corp.                                                   186,876  3,391,799       0.1%
    Total System Services, Inc.                                   29,867  2,151,917       0.1%
    TransAct Technologies, Inc.                                   10,316     98,002       0.0%
    Travelport Worldwide, Ltd.                                    46,802    734,323       0.0%
#*  Travelzoo                                                     15,049    100,828       0.0%
*   Trimble, Inc.                                                 37,884  1,548,698       0.0%
*   Trio-Tech International                                        2,616     14,820       0.0%
#   TSR, Inc.                                                        722      3,646       0.0%
*   TTM Technologies, Inc.                                       176,116  2,779,110       0.1%
#*  Tyler Technologies, Inc.                                       3,568    632,571       0.0%
#*  Ubiquiti Networks, Inc.                                       13,662    849,503       0.0%
#*  Ultimate Software Group, Inc. (The)                            1,400    283,626       0.0%
*   Ultra Clean Holdings, Inc.                                    46,932  1,197,705       0.0%
#*  Unisys Corp.                                                  16,020    140,175       0.0%
#   Universal Display Corp.                                       10,171  1,490,051       0.0%
#*  Vantiv, Inc. Class A                                          19,002  1,330,140       0.0%
*   VASCO Data Security International, Inc.                       50,141    681,918       0.0%
#*  Veeco Instruments, Inc.                                      103,434  1,866,984       0.1%
#*  VeriFone Systems, Inc.                                       142,395  2,716,897       0.1%
*   Verint Systems, Inc.                                          73,069  3,083,512       0.1%
#*  VeriSign, Inc.                                                 7,900    849,408       0.0%
    Versum Materials, Inc.                                         9,541    401,485       0.0%
#*  ViaSat, Inc.                                                  36,141  2,352,779       0.1%
*   Viavi Solutions, Inc.                                        193,221  1,793,091       0.0%
*   Virtusa Corp.                                                 48,284  1,842,517       0.0%
    Visa, Inc. Class A                                            39,130  4,303,517       0.1%
#   Vishay Intertechnology, Inc.                                 228,200  5,077,450       0.1%
*   Vishay Precision Group, Inc.                                  19,686    483,291       0.0%
    Wayside Technology Group, Inc.                                 4,672     64,707       0.0%
*   Web.com Group, Inc.                                           66,225  1,596,022       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
    Western Digital Corp.                                           96,580 $  8,621,697       0.2%
#   Western Union Co. (The)                                         46,124      916,023       0.0%
#*  WEX, Inc.                                                       28,933    3,575,829       0.1%
*   Xcerra Corp.                                                    65,493      645,106       0.0%
    Xerox Corp.                                                    174,772    5,297,339       0.1%
#   Xilinx, Inc.                                                    22,883    1,686,248       0.0%
*   XO Group, Inc.                                                  36,454      727,622       0.0%
    Xperi Corp.                                                     58,211    1,338,853       0.0%
#*  Yelp, Inc.                                                      14,200      663,424       0.0%
    YuMe, Inc.                                                      16,910       71,022       0.0%
#*  Zebra Technologies Corp. Class A                                16,779    1,946,196       0.1%
*   Zedge, Inc. Class B                                             12,737       37,192       0.0%
#*  Zillow Group, Inc. Class A                                       7,253      299,621       0.0%
#*  Zillow Group, Inc. Class C                                      24,029      991,917       0.0%
*   Zix Corp.                                                       45,198      219,210       0.0%
*   Zynga, Inc. Class A                                          1,111,619    4,335,314       0.1%
                                                                           ------------      ----
Total Information Technology                                                744,625,132      15.8%
                                                                           ------------      ----
Materials -- (5.0%)
    A Schulman, Inc.                                                40,741    1,601,121       0.0%
*   AdvanSix, Inc.                                                  21,649    1,001,699       0.0%
*   AgroFresh Solutions, Inc.                                        3,131       18,473       0.0%
    Air Products & Chemicals, Inc.                                   7,652    1,219,958       0.0%
#*  AK Steel Holding Corp.                                         109,415      502,215       0.0%
#   Albemarle Corp.                                                 14,031    1,976,828       0.0%
*   Alcoa Corp.                                                     84,722    4,048,017       0.1%
#*  Allegheny Technologies, Inc.                                   103,883    2,615,774       0.1%
*   American Biltrite, Inc.                                             22        9,955       0.0%
    American Vanguard Corp.                                         53,986    1,214,685       0.0%
    Ampco-Pittsburgh Corp.                                          20,877      345,514       0.0%
#   AptarGroup, Inc.                                                27,809    2,421,330       0.1%
    Ashland Global Holdings, Inc.                                   60,236    4,094,843       0.1%
    Avery Dennison Corp.                                            20,760    2,204,089       0.1%
#*  Axalta Coating Systems, Ltd.                                    21,782      724,252       0.0%
    Balchem Corp.                                                   26,488    2,232,674       0.1%
#   Ball Corp.                                                      25,400    1,090,422       0.0%
#   Bemis Co., Inc.                                                 73,038    3,288,171       0.1%
*   Berry Global Group, Inc.                                        24,019    1,427,930       0.0%
*   Boise Cascade Co.                                               63,957    2,267,276       0.1%
    Cabot Corp.                                                     51,207    3,121,579       0.1%
    Calgon Carbon Corp.                                             77,438    1,680,405       0.0%
#   Carpenter Technology Corp.                                      80,906    4,028,310       0.1%
    Celanese Corp. Series A                                         20,921    2,182,270       0.1%
#*  Century Aluminum Co.                                           151,050    2,114,700       0.1%
#   CF Industries Holdings, Inc.                                    63,952    2,428,897       0.1%
    Chase Corp.                                                     11,235    1,334,156       0.0%
    Chemours Co. (The)                                              13,148      744,308       0.0%
*   Clearwater Paper Corp.                                          27,374    1,263,310       0.0%
#*  Cleveland-Cliffs, Inc.                                         125,505      748,010       0.0%
*   Coeur Mining, Inc.                                             242,258    1,838,738       0.0%
    Commercial Metals Co.                                          200,353    3,902,876       0.1%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Materials -- (Continued)
#   Compass Minerals International, Inc.                          51,723 $3,393,029       0.1%
*   Contango ORE, Inc.                                             1,008     20,034       0.0%
    Core Molding Technologies, Inc.                               11,901    276,222       0.0%
*   Crown Holdings, Inc.                                           6,500    391,105       0.0%
    Deltic Timber Corp.                                           10,734    994,076       0.0%
    Domtar Corp.                                                 109,389  5,176,287       0.1%
    DowDuPont, Inc.                                              107,961  7,806,660       0.2%
#   Eagle Materials, Inc.                                         26,397  2,786,731       0.1%
    Eastman Chemical Co.                                          32,930  2,990,373       0.1%
    Ecolab, Inc.                                                   9,795  1,279,815       0.0%
*   Ferro Corp.                                                   83,574  1,990,733       0.0%
    Ferroglobe P.L.C.                                            196,338  3,139,445       0.1%
#*  Flotek Industries, Inc.                                       21,014    103,389       0.0%
#   FMC Corp.                                                     23,050  2,140,423       0.1%
*   Freeport-McMoRan, Inc.                                       281,466  3,934,895       0.1%
    Friedman Industries, Inc.                                     10,403     61,586       0.0%
    FutureFuel Corp.                                              60,794    922,853       0.0%
*   GCP Applied Technologies, Inc.                                83,770  2,450,272       0.1%
#   Gold Resource Corp.                                           31,186    113,205       0.0%
#   Graphic Packaging Holding Co.                                267,454  4,142,862       0.1%
    Greif, Inc. Class A                                           36,856  2,046,614       0.0%
#   Greif, Inc. Class B                                            8,768    551,069       0.0%
    Hawkins, Inc.                                                 16,847    641,871       0.0%
    Haynes International, Inc.                                    19,195    684,878       0.0%
#   HB Fuller Co.                                                 72,457  4,120,630       0.1%
    Hecla Mining Co.                                             690,741  3,260,298       0.1%
    Huntsman Corp.                                               223,127  7,144,527       0.2%
*   Ingevity Corp.                                                19,251  1,371,249       0.0%
    Innophos Holdings, Inc.                                       29,044  1,421,123       0.0%
    Innospec, Inc.                                                36,126  2,234,393       0.1%
    International Flavors & Fragrances, Inc.                       5,882    867,124       0.0%
    International Paper Co.                                       34,967  2,002,560       0.0%
#*  Intrepid Potash, Inc.                                        103,960    417,919       0.0%
#   Kaiser Aluminum Corp.                                         21,204  2,103,013       0.1%
    KapStone Paper and Packaging Corp.                           165,613  3,719,668       0.1%
    KMG Chemicals, Inc.                                           22,235  1,225,816       0.0%
*   Koppers Holdings, Inc.                                        29,273  1,421,204       0.0%
*   Kraton Corp.                                                  51,198  2,510,238       0.1%
#   Kronos Worldwide, Inc.                                        48,956  1,288,032       0.0%
*   Louisiana-Pacific Corp.                                      108,144  2,939,354       0.1%
#*  LSB Industries, Inc.                                          41,518    313,461       0.0%
    LyondellBasell Industries NV Class A                          11,014  1,140,279       0.0%
    Martin Marietta Materials, Inc.                                9,888  2,144,213       0.1%
    Materion Corp.                                                41,770  2,144,889       0.1%
#   McEwen Mining, Inc.                                          189,521    367,671       0.0%
    Mercer International, Inc.                                   109,839  1,614,633       0.0%
    Minerals Technologies, Inc.                                   53,048  3,814,151       0.1%
    Monsanto Co.                                                   9,533  1,154,446       0.0%
    Mosaic Co. (The)                                             167,142  3,733,952       0.1%
    Myers Industries, Inc.                                        62,972  1,360,195       0.0%
    Neenah Paper, Inc.                                            20,752  1,801,274       0.0%
#   NewMarket Corp.                                                1,937    775,555       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Materials -- (Continued)
    Newmont Mining Corp.                                         181,507 $6,563,293       0.1%
*   Northern Technologies International Corp.                      3,755     62,145       0.0%
    Nucor Corp.                                                   55,655  3,218,529       0.1%
    Olin Corp.                                                   207,491  7,579,646       0.2%
    Olympic Steel, Inc.                                           23,685    447,173       0.0%
*   OMNOVA Solutions, Inc.                                        93,009  1,027,749       0.0%
*   Owens-Illinois, Inc.                                          49,738  1,188,241       0.0%
    Packaging Corp. of America                                    21,650  2,517,245       0.1%
    PH Glatfelter Co.                                             69,980  1,466,781       0.0%
*   Platform Specialty Products Corp.                            332,150  3,554,005       0.1%
    PolyOne Corp.                                                 38,302  1,764,573       0.0%
#   PPG Industries, Inc.                                           7,652    889,468       0.0%
    Quaker Chemical Corp.                                         13,900  2,158,948       0.1%
#   Rayonier Advanced Materials, Inc.                             36,474    524,131       0.0%
#*  Real Industry, Inc.                                           26,881     47,042       0.0%
    Reliance Steel & Aluminum Co.                                 96,442  7,410,603       0.2%
*   Resolute Forest Products, Inc.                                34,903    207,673       0.0%
#   Royal Gold, Inc.                                              51,336  4,317,871       0.1%
    RPM International, Inc.                                       21,508  1,147,022       0.0%
*   Ryerson Holding Corp.                                         13,533    119,090       0.0%
    Schnitzer Steel Industries, Inc. Class A                      60,296  1,775,717       0.0%
    Schweitzer-Mauduit International, Inc.                        44,916  1,896,803       0.0%
#   Scotts Miracle-Gro Co. (The)                                  10,869  1,082,770       0.0%
#   Sealed Air Corp.                                              36,593  1,618,508       0.0%
    Sensient Technologies Corp.                                   20,363  1,548,606       0.0%
    Sherwin-Williams Co. (The)                                     1,508    595,886       0.0%
    Silgan Holdings, Inc.                                         49,646  1,452,146       0.0%
    Sonoco Products Co.                                           76,353  3,954,322       0.1%
#   Southern Copper Corp.                                            800     34,360       0.0%
    Steel Dynamics, Inc.                                          53,925  2,006,549       0.0%
    Stepan Co.                                                    33,806  2,699,747       0.1%
#*  Summit Materials, Inc. Class A                               117,746  3,697,224       0.1%
*   SunCoke Energy, Inc.                                         143,623  1,592,779       0.0%
    Synalloy Corp.                                                 8,022    114,715       0.0%
#*  TimkenSteel Corp.                                             80,439  1,126,146       0.0%
*   Trecora Resources                                             27,388    332,764       0.0%
    Tredegar Corp.                                                38,726    749,348       0.0%
    Trinseo SA                                                    12,892    915,332       0.0%
    Tronox, Ltd. Class A                                         114,359  3,027,083       0.1%
*   UFP Technologies, Inc.                                         3,614    111,492       0.0%
    United States Lime & Minerals, Inc.                            6,427    583,893       0.0%
#   United States Steel Corp.                                    186,592  4,724,509       0.1%
*   Universal Stainless & Alloy Products, Inc.                     8,514    174,537       0.0%
#*  US Concrete, Inc.                                             15,963  1,248,307       0.0%
    Valhi, Inc.                                                   15,640     68,034       0.0%
#   Valvoline, Inc.                                               50,527  1,213,659       0.0%
#   Vulcan Materials Co.                                          17,482  2,128,433       0.1%
    Westlake Chemical Corp.                                       20,570  1,746,599       0.0%
    WestRock Co.                                                 125,687  7,708,384       0.2%
    Worthington Industries, Inc.                                  76,161  3,465,325       0.1%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Materials -- (Continued)
#   WR Grace & Co.                                                  11,437 $    874,816       0.0%
                                                                           ------------       ---
Total Materials                                                             266,623,100       5.7%
                                                                           ------------       ---
Real Estate -- (0.5%)
    Alexander & Baldwin, Inc.                                       84,276    3,812,646       0.1%
*   Altisource Asset Management Corp.                                1,120       94,500       0.0%
#*  Altisource Portfolio Solutions SA                                3,002       77,572       0.0%
*   Capital Properties, Inc. Class A                                   308        4,250       0.0%
*   CBRE Group, Inc. Class A                                        27,643    1,086,923       0.0%
    CKX Lands, Inc.                                                    465        5,185       0.0%
#   Colony NorthStar, Inc. Class A                                  59,322      728,474       0.0%
#   Consolidated-Tomoka Land Co.                                     8,853      518,078       0.0%
#*  Forestar Group, Inc.                                             5,420       96,476       0.0%
*   FRP Holdings, Inc.                                               8,607      381,720       0.0%
    Griffin Industrial Realty, Inc.                                  4,973      184,498       0.0%
    HFF, Inc. Class A                                               21,209      930,227       0.0%
#*  Howard Hughes Corp. (The)                                       26,779    3,417,804       0.1%
#*  InterGroup Corp. (The)                                             235        5,664       0.0%
    Jones Lang LaSalle, Inc.                                        21,231    2,749,202       0.1%
#   Kennedy-Wilson Holdings, Inc.                                  112,165    2,181,609       0.1%
*   Marcus & Millichap, Inc.                                        40,486    1,150,612       0.0%
#*  Maui Land & Pineapple Co., Inc.                                  4,186       66,767       0.0%
#   RE/MAX Holdings, Inc. Class A                                   22,915    1,523,847       0.0%
#   Realogy Holdings Corp.                                          96,438    3,117,841       0.1%
*   St Joe Co. (The)                                                76,556    1,362,697       0.0%
    Stratus Properties, Inc.                                        10,100      300,475       0.0%
#*  Tejon Ranch Co.                                                 40,197      757,713       0.0%
*   Trinity Place Holdings, Inc.                                     6,344       45,677       0.0%
                                                                           ------------       ---
Total Real Estate                                                            24,600,457       0.5%
                                                                           ------------       ---
Telecommunication Services -- (2.2%)
*   Alaska Communications Systems Group, Inc.                       50,997      124,433       0.0%
    AT&T, Inc.                                                   1,702,949   57,304,234       1.2%
    ATN International, Inc.                                         23,022    1,249,864       0.0%
*   Boingo Wireless, Inc.                                           49,673    1,161,355       0.0%
#   CenturyLink, Inc.                                              530,943   10,082,608       0.2%
#*  Cincinnati Bell, Inc.                                           25,571      488,406       0.0%
#   Cogent Communications Holdings, Inc.                            22,981    1,238,676       0.0%
#   Consolidated Communications Holdings, Inc.                     133,965    2,568,109       0.1%
#   Frontier Communications Corp.                                   41,246      499,489       0.0%
*   General Communication, Inc. Class A                             74,901    3,062,702       0.1%
*   Hawaiian Telcom Holdco, Inc.                                     3,159       95,244       0.0%
    IDT Corp. Class B                                               41,899      552,229       0.0%
#*  Iridium Communications, Inc.                                    78,908      946,896       0.0%
*   Level 3 Communications, Inc.                                    39,531    2,120,048       0.0%
*   Lumos Networks Corp.                                            32,191      578,150       0.0%
*   ORBCOMM, Inc.                                                   96,120    1,087,117       0.0%
#   Shenandoah Telecommunications Co.                              106,250    4,037,500       0.1%
    Spok Holdings, Inc.                                             38,274      648,744       0.0%
#*  Sprint Corp.                                                   330,278    2,160,018       0.1%
#*  Straight Path Communications, Inc. Class B                       2,762      501,331       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Telecommunication Services -- (Continued)
*   T-Mobile US, Inc.                                             55,466 $  3,315,203       0.1%
    Telephone & Data Systems, Inc.                               134,155    3,910,618       0.1%
*   United States Cellular Corp.                                  31,617    1,156,866       0.0%
    Verizon Communications, Inc.                                 259,639   12,428,919       0.3%
*   Vonage Holdings Corp.                                        263,850    2,145,100       0.1%
#   Windstream Holdings, Inc.                                    170,122      319,829       0.0%
#*  Zayo Group Holdings, Inc.                                     17,274      622,900       0.0%
                                                                         ------------       ---
Total Telecommunication Services                                          114,406,588       2.4%
                                                                         ------------       ---
Utilities -- (1.0%)
    AES Corp.                                                     68,477      727,910       0.0%
#   ALLETE, Inc.                                                   8,815      690,655       0.0%
#   Alliant Energy Corp.                                             106        4,586       0.0%
    American States Water Co.                                     15,179      815,871       0.0%
#   Aqua America, Inc.                                            21,570      765,304       0.0%
    Artesian Resources Corp. Class A                               5,487      222,882       0.0%
#   Atlantica Yield PLC                                           40,276      901,377       0.0%
    Atmos Energy Corp.                                            12,334    1,076,018       0.1%
    Avangrid, Inc.                                                12,994      672,180       0.0%
#   Avista Corp.                                                  20,799    1,086,540       0.1%
#   Black Hills Corp.                                              8,995      587,014       0.0%
    California Water Service Group                                19,640      824,880       0.0%
*   Calpine Corp.                                                397,489    5,938,486       0.2%
    Chesapeake Utilities Corp.                                     8,754      705,135       0.0%
    CMS Energy Corp.                                              17,300      836,801       0.0%
    Connecticut Water Service, Inc.                                7,188      445,800       0.0%
    Consolidated Water Co., Ltd.                                  17,333      213,196       0.0%
#*  Dynegy, Inc.                                                 226,381    2,818,443       0.1%
    El Paso Electric Co.                                          16,161      929,257       0.0%
#   Eversource Energy                                             15,733      985,515       0.0%
#   Genie Energy, Ltd. Class B                                    24,408      139,614       0.0%
    Great Plains Energy, Inc.                                     24,561      806,338       0.0%
#   Hawaiian Electric Industries, Inc.                            23,207      846,127       0.0%
    IDACORP, Inc.                                                  9,260      852,198       0.0%
    MDU Resources Group, Inc.                                     24,565      671,853       0.0%
    MGE Energy, Inc.                                              14,929      986,060       0.1%
    Middlesex Water Co.                                           10,118      439,931       0.0%
#   National Fuel Gas Co.                                         11,930      692,536       0.0%
    New Jersey Resources Corp.                                    18,806      835,927       0.0%
    NiSource, Inc.                                                34,403      907,207       0.0%
#   Northwest Natural Gas Co.                                     11,229      745,044       0.0%
    NorthWestern Corp.                                            18,593    1,102,193       0.1%
#   NRG Energy, Inc.                                             131,719    3,292,975       0.1%
#   NRG Yield, Inc. Class A                                        5,203       95,475       0.0%
#   NRG Yield, Inc. Class C                                       10,067      187,246       0.0%
    OGE Energy Corp.                                              16,299      600,455       0.0%
    ONE Gas, Inc.                                                 11,667      898,126       0.0%
#   Ormat Technologies, Inc.                                      49,428    3,209,360       0.1%
    Otter Tail Corp.                                              15,539      714,017       0.0%
#   Pattern Energy Group, Inc.                                    37,427      863,441       0.0%
    Pinnacle West Capital Corp.                                    7,400      649,054       0.0%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                                           SHARES       VALUE+     OF NET ASSETS**
                                                                         ---------- -------------- ---------------
Utilities -- (Continued)
#           PNM Resources, Inc.                                              16,447 $      713,800        0.0%
            Portland General Electric Co.                                    16,898        806,710        0.0%
            RGC Resources, Inc.                                                 600         17,454        0.0%
            SJW Corp.                                                        12,353        732,656        0.0%
            South Jersey Industries, Inc.                                    29,320        996,000        0.1%
            Southwest Gas Holdings, Inc.                                     11,066        911,728        0.0%
#           Spark Energy, Inc. Class A                                        2,524         35,336        0.0%
#           Spire, Inc.                                                       9,628        760,131        0.0%
            UGI Corp.                                                        36,741      1,758,424        0.1%
            Unitil Corp.                                                      9,001        468,052        0.0%
#*          US Geothermal, Inc.                                               8,690         33,456        0.0%
            Vectren Corp.                                                    12,520        853,113        0.0%
#           WEC Energy Group, Inc.                                            7,951        535,818        0.0%
            Westar Energy, Inc.                                              13,846        740,484        0.0%
#           WGL Holdings, Inc.                                               11,496        985,207        0.0%
            York Water Co. (The)                                              7,798        274,490        0.0%
                                                                                    --------------      -----
Total Utilities                                                                         51,405,886        1.1%
                                                                                    --------------      -----
TOTAL COMMON STOCKS                                                                  4,721,971,776      100.0%
                                                                                    --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                                6,160         20,759        0.0%
(degrees)   Media General, Inc. Contingent Value Rights                      38,825          3,883        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                         51,128         51,890        0.0%
(degrees)#* Safeway PDC, LLC Contingent Value Rights                         51,128             15        0.0%
                                                                                    --------------      -----
TOTAL RIGHTS/WARRANTS                                                                       76,547        0.0%
                                                                                    --------------      -----
TOTAL INVESTMENT SECURITIES                                                          4,722,048,323
                                                                                    --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                                3,720,019      3,720,019        0.1%
                                                                                    --------------      -----
SECURITIES LENDING COLLATERAL -- (10.8%)
(S)@        DFA Short Term Investment Fund                               49,451,487    572,203,152       12.1%
                                                                                    --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $3,696,339,952)                                 $5,297,971,494      112.2%
                                                                                    ==============      =====

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $  655,706,804           --   --    $  655,706,804
   Consumer Staples                200,752,713           --   --       200,752,713
   Energy                          313,717,553           --   --       313,717,553
   Financials                    1,158,009,468           --   --     1,158,009,468
   Health Care                     392,117,679           --   --       392,117,679
   Industrials                     800,006,396           --   --       800,006,396
   Information Technology          744,625,132           --   --       744,625,132
   Materials                       266,623,100           --   --       266,623,100
   Real Estate                      24,600,457           --   --        24,600,457
   Telecommunication Services      114,406,588           --   --       114,406,588
   Utilities                        51,405,886           --   --        51,405,886
Rights/Warrants                             -- $     76,547   --            76,547
Temporary Cash Investments           3,720,019           --   --         3,720,019
Securities Lending Collateral               --  572,203,152   --       572,203,152
                                -------------- ------------   --    --------------
TOTAL                           $4,725,691,795 $572,279,699   --    $5,297,971,494
                                ============== ============   ==    ==============

                           U.S. SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
-                                                                --------- ----------- ---------------
COMMON STOCKS -- (81.6%)
Consumer Discretionary -- (12.6%)
*   1-800-Flowers.com, Inc. Class A                                572,114 $ 5,377,872       0.0%
    A.H. Belo Corp. Class A                                        141,705     687,269       0.0%
#   Aaron's, Inc.                                                  693,281  25,512,741       0.2%
    Abercrombie & Fitch Co. Class A                                519,645   6,978,832       0.0%
#   Adtalem Global Education, Inc.                                 597,204  22,066,688       0.1%
#   AMC Entertainment Holdings, Inc. Class A                       318,209   4,423,105       0.0%
#*  AMC Networks, Inc. Class A                                      20,414   1,038,664       0.0%
#   AMCON Distributing Co.                                           2,621     235,890       0.0%
#*  America's Car-Mart, Inc.                                       116,650   4,998,452       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 1,042,566  18,547,249       0.1%
#   American Eagle Outfitters, Inc.                              1,963,139  25,560,070       0.2%
#*  American Outdoor Brands Corp.                                  497,461   7,128,616       0.1%
*   American Public Education, Inc.                                145,014   2,900,280       0.0%
    Ark Restaurants Corp.                                           17,486     419,664       0.0%
*   Asbury Automotive Group, Inc.                                  226,769  13,923,617       0.1%
#*  Ascena Retail Group, Inc.                                    1,725,514   3,347,497       0.0%
*   Ascent Capital Group, Inc. Class A                              87,424     983,520       0.0%
#*  At Home Group, Inc.                                             11,143     228,431       0.0%
#*  AV Homes, Inc.                                                  71,971   1,198,317       0.0%
#*  Ballantyne Strong, Inc.                                        110,980     706,565       0.0%
#*  Barnes & Noble Education, Inc.                                 378,475   2,062,689       0.0%
#   Barnes & Noble, Inc.                                           666,760   4,667,320       0.0%
#   Bassett Furniture Industries, Inc.                             146,087   5,668,176       0.0%
#   BBX Capital Corp.                                               89,375     723,044       0.0%
#   Beasley Broadcast Group, Inc. Class A                           72,367     683,868       0.0%
*   Beazer Homes USA, Inc.                                          54,209   1,137,305       0.0%
#*  bebe stores, Inc.                                                1,776       9,786       0.0%
#   Bed Bath & Beyond, Inc.                                        667,751  13,288,245       0.1%
#*  Belmond, Ltd. Class A                                          832,849  10,951,964       0.1%
#   Big 5 Sporting Goods Corp.                                     214,163   1,359,935       0.0%
#   Big Lots, Inc.                                                 525,876  26,982,698       0.2%
#*  Biglari Holdings, Inc.                                             419     149,767       0.0%
#*  BJ's Restaurants, Inc.                                         265,072   8,402,782       0.1%
#   Bloomin' Brands, Inc.                                        1,185,005  21,069,389       0.1%
#*  Bojangles', Inc.                                               109,596   1,342,551       0.0%
#*  Boot Barn Holdings, Inc.                                        55,380     455,777       0.0%
#   Bowl America, Inc. Class A                                      10,705     157,792       0.0%
#   Boyd Gaming Corp.                                               11,841     346,112       0.0%
#*  Bravo Brio Restaurant Group, Inc.                              147,976     295,952       0.0%
*   Bridgepoint Education, Inc.                                    392,883   3,803,107       0.0%
#   Brinker International, Inc.                                    651,847  20,024,740       0.1%
#   Buckle, Inc. (The)                                             222,432   3,659,006       0.0%
#*  Buffalo Wild Wings, Inc.                                       184,163  21,768,067       0.1%
#*  Build-A-Bear Workshop, Inc.                                    147,492   1,150,438       0.0%
#   Caleres, Inc.                                                  456,717  12,482,076       0.1%
#   Callaway Golf Co.                                            1,328,596  19,171,640       0.1%
*   Cambium Learning Group, Inc.                                   381,482   2,334,670       0.0%
    Capella Education Co.                                          114,617   9,335,555       0.1%
#*  Career Education Corp.                                       1,239,694  13,239,932       0.1%
#   Carriage Services, Inc.                                        229,906   5,954,565       0.0%
*   Carrols Restaurant Group, Inc.                                 625,500   7,036,875       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Cato Corp. (The) Class A                                       202,874 $ 2,608,960       0.0%
*   Cavco Industries, Inc.                                         100,660  15,793,554       0.1%
#*  Central European Media Enterprises, Ltd. Class A               115,101     529,465       0.0%
#*  Century Casinos, Inc.                                           20,195     166,609       0.0%
#*  Century Communities, Inc.                                       76,583   2,186,445       0.0%
#   Cheesecake Factory, Inc. (The)                                 481,757  21,553,808       0.1%
#*  Cherokee, Inc.                                                 130,351     293,290       0.0%
    Chico's FAS, Inc.                                            1,179,287   9,422,503       0.1%
#   Children's Place, Inc. (The)                                   265,406  28,876,173       0.2%
    Choice Hotels International, Inc.                              480,885  33,541,729       0.2%
#*  Christopher & Banks Corp.                                      187,401     221,133       0.0%
#   Churchill Downs, Inc.                                           33,036   6,889,658       0.0%
#*  Chuy's Holdings, Inc.                                          254,778   5,732,505       0.0%
    Citi Trends, Inc.                                              153,193   3,333,480       0.0%
#*  Clarus Corp.                                                    30,200     220,460       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                   166,753     633,661       0.0%
    Collectors Universe, Inc.                                      105,275   2,606,609       0.0%
#   Columbia Sportswear Co.                                         46,938   2,927,992       0.0%
#*  Conn's, Inc.                                                   214,036   6,581,607       0.0%
#   Cooper Tire & Rubber Co.                                       862,527  28,290,886       0.2%
*   Cooper-Standard Holdings, Inc.                                 175,578  19,573,435       0.1%
#   Core-Mark Holding Co., Inc.                                    466,494  15,888,786       0.1%
#   Cracker Barrel Old Country Store, Inc.                         132,379  20,668,333       0.1%
#*  Crocs, Inc.                                                    968,247   9,876,119       0.1%
    Crown Crafts, Inc.                                               1,939      11,731       0.0%
#   CSS Industries, Inc.                                            28,519     855,000       0.0%
    Culp, Inc.                                                     149,018   4,723,871       0.0%
#*  Daily Journal Corp.                                                857     198,910       0.0%
    Dana, Inc.                                                   1,405,903  42,865,982       0.3%
#*  Dave & Buster's Entertainment, Inc.                            397,301  19,149,908       0.1%
#*  Deckers Outdoor Corp.                                          643,798  43,932,775       0.3%
*   Del Frisco's Restaurant Group, Inc.                            187,561   2,607,098       0.0%
#*  Del Taco Restaurants, Inc.                                     234,560   2,976,566       0.0%
#*  Delta Apparel, Inc.                                             15,317     320,585       0.0%
#*  Denny's Corp.                                                  901,283  11,779,769       0.1%
#*  Destination Maternity Corp.                                     37,391      86,747       0.0%
#*  Destination XL Group, Inc.                                     371,079     742,158       0.0%
#   Dick's Sporting Goods, Inc.                                    583,532  14,279,028       0.1%
#   Dillard's, Inc. Class A                                         24,154   1,227,023       0.0%
#   DineEquity, Inc.                                               151,079   7,192,871       0.1%
#*  Diversified Restaurant Holdings, Inc.                           71,874     119,311       0.0%
*   Dixie Group, Inc. (The)                                        110,009     423,535       0.0%
#*  Dorman Products, Inc.                                          327,586  22,639,468       0.1%
    Dover Motorsports, Inc.                                         56,312     109,808       0.0%
#   Drive Shack, Inc.                                              154,562     564,151       0.0%
#   DSW, Inc. Class A                                              638,801  12,233,039       0.1%
#*  Duluth Holdings, Inc. Class B                                   45,884     947,963       0.0%
#   Educational Development Corp.                                   20,890     261,125       0.0%
*   El Pollo Loco Holdings, Inc.                                    35,350     406,525       0.0%
#*  Eldorado Resorts, Inc.                                          89,636   2,303,645       0.0%
*   Emerson Radio Corp.                                            112,976     162,685       0.0%
*   Emmis Communications Corp. Class A                              22,271      76,612       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Entercom Communications Corp. Class A                          129,475 $ 1,430,699       0.0%
    Entravision Communications Corp. Class A                       807,319   4,198,059       0.0%
#   Escalade, Inc.                                                  43,648     539,053       0.0%
#   Ethan Allen Interiors, Inc.                                    313,177   9,317,016       0.1%
#*  EVINE Live, Inc.                                                28,126      32,345       0.0%
#*  EW Scripps Co. (The) Class A                                   686,450  11,903,043       0.1%
*   Express, Inc.                                                  596,404   4,037,655       0.0%
#*  Famous Dave's of America, Inc.                                  40,546     160,157       0.0%
#*  Fiesta Restaurant Group, Inc.                                  318,951   5,278,639       0.0%
#   Finish Line, Inc. (The) Class A                                267,025   2,475,322       0.0%
#*  Five Below, Inc.                                               539,274  29,794,888       0.2%
    Flanigan's Enterprises, Inc.                                     5,380     116,208       0.0%
    Flexsteel Industries, Inc.                                      50,348   2,530,994       0.0%
#*  Fossil Group, Inc.                                             189,884   1,496,286       0.0%
#*  Fox Factory Holding Corp.                                      355,023  15,106,229       0.1%
*   Francesca's Holdings Corp.                                     368,499   2,384,189       0.0%
#   Fred's, Inc. Class A                                           281,696   1,242,279       0.0%
#*  FTD Cos., Inc.                                                 308,057   3,327,016       0.0%
*   Full House Resorts, Inc.                                         1,337       3,784       0.0%
#*  G-III Apparel Group, Ltd.                                      390,578   9,897,247       0.1%
#*  Gaia, Inc.                                                      41,262     501,333       0.0%
#   GameStop Corp. Class A                                         966,760  18,068,744       0.1%
#   Gannett Co., Inc.                                              670,657   5,834,716       0.0%
#*  Genesco, Inc.                                                  157,486   3,858,407       0.0%
*   Gentherm, Inc.                                                 360,997  12,093,399       0.1%
*   Good Times Restaurants, Inc.                                     1,862       5,307       0.0%
    Graham Holdings Co. Class B                                     14,817   8,244,920       0.1%
#*  Grand Canyon Education, Inc.                                   486,888  43,581,345       0.3%
#*  Gray Television, Inc.                                          542,343   8,444,280       0.1%
*   Gray Television, Inc. Class A                                   25,939     330,722       0.0%
*   Green Brick Partners, Inc.                                      37,423     406,040       0.0%
    Group 1 Automotive, Inc.                                       195,046  15,324,764       0.1%
#*  Groupon, Inc.                                                  533,711   2,545,801       0.0%
#   Guess?, Inc.                                                   677,489  10,982,097       0.1%
#*  Habit Restaurants, Inc. (The) Class A                          132,862   1,634,203       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                       46,889   1,817,887       0.0%
#   Hamilton Beach Brands Holding Co. Class B                       46,889   1,817,887       0.0%
*   Harte-Hanks, Inc.                                              411,736     428,205       0.0%
    Haverty Furniture Cos., Inc.                                   166,569   3,972,671       0.0%
    Haverty Furniture Cos., Inc. Class A                             3,785      89,988       0.0%
#*  Helen of Troy, Ltd.                                            324,606  30,155,897       0.2%
#*  Hemisphere Media Group, Inc.                                    11,714     142,911       0.0%
#*  Hibbett Sports, Inc.                                           155,565   1,991,232       0.0%
*   Hilton Grand Vacations, Inc.                                    23,760     973,210       0.0%
    Hooker Furniture Corp.                                          99,774   4,729,288       0.0%
#*  Horizon Global Corp.                                           376,603   6,112,267       0.0%
#*  Houghton Mifflin Harcourt Co.                                1,093,860  10,829,214       0.1%
#*  Hovnanian Enterprises, Inc. Class A                            345,646     836,463       0.0%
#   HSN, Inc.                                                      465,956  17,566,541       0.1%
#*  Iconix Brand Group, Inc.                                       709,292   1,163,239       0.0%
#   ILG, Inc.                                                    1,237,829  36,726,386       0.2%
#*  IMAX Corp.                                                     201,640   4,889,770       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                        SHARES    VALUE+    OF NET ASSETS**
                                                                        ------- ----------- ---------------
Consumer Discretionary -- (Continued)
           Insignia Systems, Inc.                                        11,674 $    14,476       0.0%
#*         Installed Building Products, Inc.                            248,320  17,307,904       0.1%
#*         iRobot Corp.                                                 268,408  18,034,334       0.1%
*          J Alexander's Holdings, Inc.                                  10,197     107,068       0.0%
           Jack in the Box, Inc.                                        370,646  38,365,567       0.2%
#*         JAKKS Pacific, Inc.                                           62,792     172,678       0.0%
#*         Jamba, Inc.                                                  103,071     847,244       0.0%
#*         JC Penney Co., Inc.                                          873,850   2,446,780       0.0%
#          John Wiley & Sons, Inc. Class A                              462,817  25,292,949       0.2%
           Johnson Outdoors, Inc. Class A                                33,904   2,549,920       0.0%
*          K12, Inc.                                                    327,886   5,318,311       0.0%
#          KB Home                                                      646,745  17,740,215       0.1%
*          Kirkland's, Inc.                                             144,055   1,685,443       0.0%
#*         Kona Grill, Inc.                                              90,914     304,562       0.0%
#*         Koss Corp.                                                       921       1,428       0.0%
*          La Quinta Holdings, Inc.                                     895,761  15,783,309       0.1%
           La-Z-Boy, Inc.                                               524,869  14,145,220       0.1%
*          Lakeland Industries, Inc.                                     45,796     725,867       0.0%
(degrees)* Lazare Kaplan International, Inc.                              9,600       1,350       0.0%
#          LCI Industries                                               238,699  29,550,936       0.2%
#*         LGI Homes, Inc.                                                7,986     481,795       0.0%
#          Libbey, Inc.                                                 197,644   1,351,885       0.0%
*          Liberty Expedia Holdings, Inc. Class A                        35,049   1,615,759       0.0%
           Liberty Tax, Inc.                                             32,162     419,714       0.0%
#*         Liberty TripAdvisor Holdings, Inc. Class A                   608,198   6,568,538       0.0%
           Lifetime Brands, Inc.                                         98,745   1,841,594       0.0%
#*         Lindblad Expeditions Holdings, Inc.                           72,628     778,572       0.0%
#          Lithia Motors, Inc. Class A                                  254,114  28,760,622       0.2%
#*         Live Ventures, Inc.                                            1,158      14,718       0.0%
*          Luby's, Inc.                                                 247,827     597,263       0.0%
*          M/I Homes, Inc.                                              186,382   6,225,159       0.0%
*          Malibu Boats, Inc. Class A                                   241,888   7,546,906       0.1%
           Marcus Corp. (The)                                           114,941   3,120,648       0.0%
#          Marine Products Corp.                                        114,106   1,639,703       0.0%
#*         MarineMax, Inc.                                              247,595   4,592,887       0.0%
#          Marriott Vacations Worldwide Corp.                           294,591  38,774,067       0.2%
#*         McClatchy Co. (The) Class A                                   78,549     773,708       0.0%
#          MDC Holdings, Inc.                                           393,822  14,587,167       0.1%
#          Meredith Corp.                                               469,182  24,866,646       0.2%
#*         Meritage Homes Corp.                                         317,248  15,449,978       0.1%
#*         Michaels Cos., Inc. (The)                                    267,309   5,191,141       0.0%
#*         Modine Manufacturing Co.                                     422,110   8,885,415       0.1%
*          Monarch Casino & Resort, Inc.                                 25,809   1,151,339       0.0%
#          Monro, Inc.                                                  320,497  15,816,527       0.1%
#*         Motorcar Parts of America, Inc.                              255,727   7,393,068       0.1%
#          Movado Group, Inc.                                           117,120   3,244,224       0.0%
#*         MSG Networks, Inc. Class A                                   760,126  13,188,186       0.1%
#*         Murphy USA, Inc.                                             413,646  30,758,717       0.2%
#*         Nathan's Famous, Inc.                                         58,655   4,756,920       0.0%
#          National CineMedia, Inc.                                     529,822   3,565,702       0.0%
#*         Nautilus, Inc.                                               633,878   8,240,414       0.1%
*          New Home Co., Inc. (The)                                       2,116      24,609       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   New Media Investment Group, Inc.                                99,769 $ 1,593,311       0.0%
#*  New York & Co., Inc.                                           347,398     597,525       0.0%
#   New York Times Co. (The) Class A                             1,585,245  30,278,179       0.2%
#   Nexstar Media Group, Inc. Class A                              474,414  30,267,613       0.2%
#   Nutrisystem, Inc.                                              295,945  14,782,453       0.1%
    Office Depot, Inc.                                           4,965,596  15,393,348       0.1%
#*  Ollie's Bargain Outlet Holdings, Inc.                          253,179  11,304,442       0.1%
#*  Overstock.com, Inc.                                            232,828  10,686,805       0.1%
#   Oxford Industries, Inc.                                        181,384  11,717,406       0.1%
    P&F Industries, Inc. Class A                                    10,000      75,500       0.0%
#   Papa John's International, Inc.                                468,218  31,862,235       0.2%
#*  Party City Holdco, Inc.                                         58,342     650,513       0.0%
#   Peak Resorts, Inc.                                               3,001      13,805       0.0%
*   Pegasus Cos., Inc. (The)                                           170      39,610       0.0%
#*  Penn National Gaming, Inc.                                     181,941   4,746,841       0.0%
#   Penske Automotive Group, Inc.                                  256,768  11,970,524       0.1%
#*  Perry Ellis International, Inc.                                 89,016   2,073,183       0.0%
#   PetMed Express, Inc.                                           341,269  12,067,272       0.1%
*   PICO Holdings, Inc.                                            205,760   3,888,864       0.0%
#   Pier 1 Imports, Inc.                                         1,441,033   5,994,697       0.0%
*   Pinnacle Entertainment, Inc.                                   133,265   3,447,566       0.0%
#   Planet Fitness, Inc. Class A                                   786,615  20,955,424       0.1%
*   Playa Hotels & Resorts NV                                        5,551      57,342       0.0%
#*  Potbelly Corp.                                                 290,812   3,504,285       0.0%
    RCI Hospitality Holdings, Inc.                                  88,481   2,437,652       0.0%
*   Reading International, Inc. Class A                            134,203   2,100,277       0.0%
#*  Reading International, Inc. Class B                              2,710      60,907       0.0%
#*  Red Lion Hotels Corp.                                          145,146   1,277,285       0.0%
#*  Red Robin Gourmet Burgers, Inc.                                139,762   9,559,721       0.1%
#   Red Rock Resorts, Inc. Class A                                  67,910   1,672,623       0.0%
#   Regal Entertainment Group Class A                            1,369,793  22,396,116       0.1%
*   Regis Corp.                                                    395,234   5,900,844       0.0%
#   Rent-A-Center, Inc.                                            138,148   1,373,191       0.0%
#*  RH                                                              72,517   6,520,729       0.0%
    Rocky Brands, Inc.                                              87,813   1,606,978       0.0%
*   Ruby Tuesday, Inc.                                           1,227,350   2,908,819       0.0%
#   Ruth's Hospitality Group, Inc.                                 612,202  12,917,462       0.1%
#   Saga Communications, Inc. Class A                               18,648     815,850       0.0%
    Salem Media Group, Inc.                                        156,417   1,001,069       0.0%
#*  Sally Beauty Holdings, Inc.                                  1,078,984  18,677,213       0.1%
#   Scholastic Corp.                                               170,653   6,303,922       0.0%
#*  Scientific Games Corp. Class A                                 329,127  15,666,445       0.1%
#   SeaWorld Entertainment, Inc.                                   215,516   2,474,124       0.0%
#*  Sequential Brands Group, Inc.                                    8,077      21,000       0.0%
#*  Shake Shack, Inc. Class A                                       41,560   1,577,618       0.0%
*   Shiloh Industries, Inc.                                        208,275   1,932,792       0.0%
#   Shoe Carnival, Inc.                                            144,404   2,710,463       0.0%
#*  Shutterfly, Inc.                                               379,637  16,210,500       0.1%
#   Sinclair Broadcast Group, Inc. Class A                         722,624  22,907,181       0.1%
#*  Skyline Corp.                                                   93,046   1,162,145       0.0%
    Sleep Number Corp.                                             471,600  15,327,000       0.1%
#   Sonic Automotive, Inc. Class A                                 305,806   6,070,249       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Sonic Corp.                                                    616,158 $15,650,413       0.1%
#*  Sotheby's                                                      641,353  33,234,912       0.2%
    Speedway Motorsports, Inc.                                     233,885   4,666,006       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                           348,283   1,427,960       0.0%
#   Stage Stores, Inc.                                             199,015     330,365       0.0%
#   Standard Motor Products, Inc.                                  251,701  10,991,783       0.1%
#   Stein Mart, Inc.                                               152,504     163,179       0.0%
#*  Steven Madden, Ltd.                                            626,815  24,445,785       0.2%
*   Stoneridge, Inc.                                               472,139  10,736,441       0.1%
    Strattec Security Corp.                                         27,023   1,247,111       0.0%
#   Strayer Education, Inc.                                        116,509  10,920,389       0.1%
#   Sturm Ruger & Co., Inc.                                        178,046   8,822,179       0.1%
#   Superior Industries International, Inc.                        197,929   3,077,796       0.0%
    Superior Uniform Group, Inc.                                    92,101   2,161,610       0.0%
*   Sypris Solutions, Inc.                                         166,659     234,989       0.0%
#   Tailored Brands, Inc.                                           89,094   1,376,502       0.0%
#*  Tandy Leather Factory, Inc.                                     84,087     660,083       0.0%
*   Taylor Morrison Home Corp. Class A                             679,787  16,416,856       0.1%
#*  Tempur Sealy International, Inc.                               239,185  15,635,523       0.1%
#   Tenneco, Inc.                                                  543,357  31,574,475       0.2%
    Texas Roadhouse, Inc.                                          698,958  34,954,890       0.2%
#   Tile Shop Holdings, Inc.                                       355,399   3,038,661       0.0%
#   Tilly's, Inc. Class A                                          160,637   1,913,187       0.0%
    Time, Inc.                                                     802,959   9,314,324       0.1%
*   TopBuild Corp.                                                 290,714  19,184,217       0.1%
    Tower International, Inc.                                      262,109   7,968,114       0.1%
#*  Town Sports International Holdings, Inc.                       166,687   1,000,122       0.0%
*   Townsquare Media, Inc. Class A                                     810       8,456       0.0%
*   Trans World Entertainment Corp.                                430,696     775,253       0.0%
#*  TravelCenters of America LLC                                    10,676      52,312       0.0%
#*  TRI Pointe Group, Inc.                                       1,630,820  28,849,206       0.2%
    Tribune Media Co. Class A                                       78,365   3,207,479       0.0%
#*  tronc, Inc.                                                    127,668   1,887,571       0.0%
#*  Tuesday Morning Corp.                                          300,124     930,384       0.0%
#   Tupperware Brands Corp.                                        436,609  25,650,779       0.2%
*   Unifi, Inc.                                                    126,153   4,800,122       0.0%
    Unique Fabricating, Inc.                                           993       8,520       0.0%
#*  Universal Electronics, Inc.                                    143,699   8,621,940       0.1%
*   Universal Technical Institute, Inc.                            129,636     431,688       0.0%
#*  Urban One, Inc.                                                904,373   1,582,653       0.0%
#*  Urban Outfitters, Inc.                                       1,037,098  25,429,643       0.2%
*   US Auto Parts Network, Inc.                                    313,749     803,197       0.0%
#*  Vera Bradley, Inc.                                             307,746   2,215,771       0.0%
#*  Vista Outdoor, Inc.                                            519,538  10,863,540       0.1%
*   Visteon Corp.                                                  330,217  41,620,551       0.3%
#*  Vitamin Shoppe, Inc.                                           217,827   1,002,004       0.0%
#*  VOXX International Corp.                                       185,947   1,245,845       0.0%
*   Weight Watchers International, Inc.                            430,952  19,358,364       0.1%
#   Wendy's Co. (The)                                            2,394,656  36,422,718       0.2%
#   Weyco Group, Inc.                                               52,571   1,429,405       0.0%
#*  William Lyon Homes Class A                                     242,577   6,731,512       0.0%
#   Wingstop, Inc.                                                 251,876   8,531,040       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Consumer Discretionary -- (Continued)
    Winmark Corp.                                                   40,142 $    5,248,566       0.0%
#   Winnebago Industries, Inc.                                     359,107     17,650,109       0.1%
#   Wolverine World Wide, Inc.                                   1,149,243     31,374,334       0.2%
#   World Wrestling Entertainment, Inc. Class A                     63,520      1,685,186       0.0%
*   ZAGG, Inc.                                                     472,788      7,399,132       0.1%
#*  Zoe's Kitchen, Inc.                                              1,828         22,448       0.0%
#*  Zumiez, Inc.                                                   236,975      4,182,609       0.0%
                                                                           --------------      ----
Total Consumer Discretionary                                                2,594,312,772      15.3%
                                                                           --------------      ----
Consumer Staples -- (3.4%)
    Alico, Inc.                                                     36,519      1,201,475       0.0%
#*  Alliance One International, Inc.                               106,508      1,139,636       0.0%
    Andersons, Inc. (The)                                          230,776      8,642,561       0.1%
#*  Avon Products, Inc.                                          3,481,472      7,937,756       0.1%
#   B&G Foods, Inc.                                                612,673     19,483,001       0.1%
    Bob Evans Farms, Inc.                                          194,498     15,013,301       0.1%
#*  Boston Beer Co., Inc. (The) Class A                             88,114     15,688,698       0.1%
#*  Bridgford Foods Corp.                                           17,169        222,510       0.0%
#*  Cal-Maine Foods, Inc.                                          408,911     18,400,995       0.1%
#   Calavo Growers, Inc.                                           181,535     13,379,129       0.1%
*   CCA Industries, Inc.                                            16,064         48,112       0.0%
#*  Central Garden & Pet Co.                                       107,949      4,121,493       0.0%
*   Central Garden & Pet Co. Class A                               370,076     13,659,505       0.1%
#*  Chefs' Warehouse, Inc. (The)                                   246,782      4,923,301       0.0%
#   Coca-Cola Bottling Co. Consolidated                             69,139     15,594,993       0.1%
#*  Coffee Holding Co., Inc.                                        11,600         48,372       0.0%
#*  Craft Brew Alliance, Inc.                                      336,099      6,133,807       0.0%
*   Darling Ingredients, Inc.                                    1,651,702     30,143,561       0.2%
#   Dean Foods Co.                                               1,104,297     10,766,896       0.1%
#   Energizer Holdings, Inc.                                       569,884     24,499,313       0.2%
#*  Farmer Brothers Co.                                            186,332      6,325,971       0.0%
#   Fresh Del Monte Produce, Inc.                                  413,107     18,387,393       0.1%
#*  Hostess Brands, Inc.                                           324,308      3,739,271       0.0%
*   HRG Group, Inc.                                              1,181,896     19,170,353       0.1%
#   Ingles Markets, Inc. Class A                                   123,144      2,869,255       0.0%
    Inter Parfums, Inc.                                            302,467     14,004,222       0.1%
#*  Inventure Foods, Inc.                                            7,303         29,212       0.0%
#   J&J Snack Foods Corp.                                          183,745     24,469,322       0.2%
#   John B. Sanfilippo & Son, Inc.                                 140,769      8,284,256       0.1%
    Lancaster Colony Corp.                                         189,241     23,696,758       0.1%
#*  Landec Corp.                                                   238,411      3,158,946       0.0%
*   Lifevantage Corp.                                               87,865        487,651       0.0%
#*  Lifeway Foods, Inc.                                             59,641        599,988       0.0%
    Limoneira Co.                                                   41,246        963,094       0.0%
#   Mannatech, Inc.                                                  6,854         98,698       0.0%
#   Medifast, Inc.                                                 232,997     14,539,013       0.1%
#   MGP Ingredients, Inc.                                          200,591     13,632,164       0.1%
#   National Beverage Corp.                                        312,083     30,552,926       0.2%
*   Natural Alternatives International, Inc.                        47,852        507,231       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                        71,882        352,941       0.0%
#   Natural Health Trends Corp.                                     11,751        226,324       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
    Nature's Sunshine Products, Inc.                                69,826 $    691,277       0.0%
#   Nu Skin Enterprises, Inc. Class A                              429,225   27,303,002       0.2%
    Oil-Dri Corp. of America                                        32,112    1,349,025       0.0%
    Omega Protein Corp.                                            153,627    3,364,431       0.0%
#   Orchids Paper Products Co.                                      74,560      915,597       0.0%
*   Performance Food Group Co.                                     198,248    5,610,418       0.0%
#   PriceSmart, Inc.                                               288,589   24,183,758       0.2%
#*  Primo Water Corp.                                              270,443    2,977,577       0.0%
#*  Revlon, Inc. Class A                                           318,628    7,169,130       0.0%
#*  Rite Aid Corp.                                               1,805,899    2,979,733       0.0%
    Rocky Mountain Chocolate Factory, Inc.                          37,409      430,204       0.0%
#   Sanderson Farms, Inc.                                          350,893   52,483,066       0.3%
#   Seaboard Corp.                                                   1,680    7,392,202       0.1%
*   Seneca Foods Corp. Class A                                      52,281    1,882,116       0.0%
*   Seneca Foods Corp. Class B                                       2,794      105,753       0.0%
#*  Smart & Final Stores, Inc.                                      34,482      206,892       0.0%
#   Snyder's-Lance, Inc.                                           946,393   35,612,769       0.2%
    SpartanNash Co.                                                287,126    7,048,943       0.0%
#*  Sprouts Farmers Market, Inc.                                   951,258   17,588,760       0.1%
#*  SUPERVALU, Inc.                                                350,056    5,702,412       0.0%
*   Tofutti Brands, Inc.                                             8,340       14,178       0.0%
#   Tootsie Roll Industries, Inc.                                  190,895    6,795,862       0.0%
*   Turning Point Brands, Inc.                                       3,809       66,658       0.0%
#*  United Natural Foods, Inc.                                     518,980   20,120,855       0.1%
    United-Guardian, Inc.                                           19,179      359,606       0.0%
#   Universal Corp.                                                237,462   13,618,446       0.1%
#*  USANA Health Sciences, Inc.                                    187,068   12,290,368       0.1%
#   Vector Group, Ltd.                                           1,482,181   30,799,721       0.2%
#   Village Super Market, Inc. Class A                              56,944    1,366,087       0.0%
#   WD-40 Co.                                                      141,621   15,698,688       0.1%
#   Weis Markets, Inc.                                             132,593    5,148,586       0.0%
                                                                           ------------       ---
Total Consumer Staples                                                      708,419,524       4.2%
                                                                           ------------       ---
Energy -- (3.6%)
    Adams Resources & Energy, Inc.                                  22,205      953,483       0.0%
#*  Approach Resources, Inc.                                         6,605       15,390       0.0%
#   Arch Coal, Inc. Class A                                        176,102   13,457,715       0.1%
    Archrock, Inc.                                                 614,165    7,369,980       0.1%
#*  Ardmore Shipping Corp.                                          14,212      117,960       0.0%
*   Aspen Aerogels, Inc.                                             5,290       23,699       0.0%
#*  Barnwell Industries, Inc.                                       32,713       65,426       0.0%
#*  Basic Energy Services, Inc.                                    170,977    3,224,626       0.0%
#*  Bill Barrett Corp.                                             638,593    3,148,263       0.0%
*   Bonanza Creek Energy, Inc.                                      13,645      461,610       0.0%
#   Bristow Group, Inc.                                            433,344    4,090,767       0.0%
#*  California Resources Corp.                                      92,128    1,016,172       0.0%
#*  Callon Petroleum Co.                                         1,969,623   21,843,119       0.1%
#*  CARBO Ceramics, Inc.                                            73,336      607,222       0.0%
#*  Carrizo Oil & Gas, Inc.                                        407,210    7,203,545       0.0%
#*  Clean Energy Fuels Corp.                                       589,553    1,385,450       0.0%
#*  Cloud Peak Energy, Inc.                                        696,662    2,960,814       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Energy -- (Continued)
#*  CONSOL Energy, Inc.                                            672,042 $10,840,037       0.1%
*   Contango Oil & Gas Co.                                         226,932     905,459       0.0%
#   CVR Energy, Inc.                                                 3,747     102,855       0.0%
#*  Dawson Geophysical Co.                                         266,207   1,176,635       0.0%
#   Delek US Holdings, Inc.                                        767,231  19,986,368       0.1%
#*  Denbury Resources, Inc.                                        404,114     497,060       0.0%
#   DHT Holdings, Inc.                                             743,047   2,927,605       0.0%
#*  Diamond Offshore Drilling, Inc.                                332,885   5,569,166       0.0%
#*  Dorian LPG, Ltd.                                                42,185     301,623       0.0%
#*  Dril-Quip, Inc.                                                415,753  17,503,201       0.1%
#*  Earthstone Energy, Inc. Class A                                 15,670     126,144       0.0%
#*  Eclipse Resources Corp.                                        105,137     233,404       0.0%
#*  ENGlobal Corp.                                                  79,948     100,734       0.0%
#   EnLink Midstream LLC                                           667,171  10,341,150       0.1%
#   Ensco P.L.C. Class A                                         3,231,214  17,416,243       0.1%
#*  Era Group, Inc.                                                174,087   1,873,176       0.0%
#   Evolution Petroleum Corp.                                      178,498   1,320,885       0.0%
*   Exterran Corp.                                                 277,758   8,963,251       0.1%
#*  Fairmount Santrol Holdings, Inc.                                 7,375      31,786       0.0%
#*  Forum Energy Technologies, Inc.                              1,043,955  15,032,952       0.1%
#   Frank's International NV                                       194,891   1,288,230       0.0%
#   GasLog, Ltd.                                                   446,640   7,704,540       0.1%
#*  Geospace Technologies Corp.                                     87,774   1,318,365       0.0%
#   Green Plains, Inc.                                             290,653   5,348,015       0.0%
#   Gulf Island Fabrication, Inc.                                  135,260   1,778,669       0.0%
*   Gulfport Energy Corp.                                        1,010,775  13,847,617       0.1%
#*  Halcon Resources Corp.                                          53,883     354,550       0.0%
#   Hallador Energy Co.                                             15,188      78,674       0.0%
#*  Helix Energy Solutions Group, Inc.                           1,753,363  11,957,936       0.1%
#*  Hornbeck Offshore Services, Inc.                               216,380     807,097       0.0%
#*  Independence Contract Drilling, Inc.                             9,857      31,937       0.0%
*   International Seaways, Inc.                                     13,818     278,295       0.0%
#*  ION Geophysical Corp.                                           62,872     490,402       0.0%
#*  Kosmos Energy, Ltd.                                          3,601,957  27,663,030       0.2%
#*  Laredo Petroleum, Inc.                                       1,436,345  17,121,232       0.1%
*   Lonestar Resources US Inc. Class A                              12,300      42,927       0.0%
#*  Matador Resources Co.                                          861,014  22,859,922       0.1%
*   Matrix Service Co.                                             235,041   3,314,078       0.0%
#*  McDermott International, Inc.                                2,754,347  18,233,777       0.1%
*   Mitcham Industries, Inc.                                       112,906     368,074       0.0%
#   Nabors Industries, Ltd.                                      3,143,112  17,695,721       0.1%
#   NACCO Industries, Inc. Class A                                  46,889   1,950,582       0.0%
*   Natural Gas Services Group, Inc.                                78,009   2,168,650       0.0%
*   Newpark Resources, Inc.                                      1,287,910  11,269,212       0.1%
#*  Noble Corp. P.L.C.                                           2,408,805  10,020,629       0.1%
#   Nordic American Offshore, Ltd.                                     129         169       0.0%
*   Oasis Petroleum, Inc.                                        2,791,827  26,382,765       0.2%
#   Oceaneering International, Inc.                                984,158  19,899,675       0.1%
#*  Oil States International, Inc.                                 521,135  12,012,162       0.1%
*   Overseas Shipholding Group, Inc. Class A                       138,209     327,555       0.0%
#*  Pacific Ethanol, Inc.                                          297,584   1,428,403       0.0%
#   Panhandle Oil and Gas, Inc. Class A                            119,178   2,878,149       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
#*  Par Pacific Holdings, Inc.                                     157,261 $  3,300,908       0.0%
*   Parker Drilling Co.                                            778,214      817,125       0.0%
#   Patterson-UTI Energy, Inc.                                     246,955    4,884,770       0.0%
#   PBF Energy, Inc. Class A                                     1,320,944   38,267,748       0.2%
#*  PDC Energy, Inc.                                               569,825   29,021,187       0.2%
#*  Peabody Energy Corp.                                           605,181   18,694,041       0.1%
*   Penn Virginia Corp.                                              3,104      120,963       0.0%
#*  PHI, Inc. Non-Voting                                           105,322    1,231,214       0.0%
*   PHI, Inc. Voting                                                 4,419       50,465       0.0%
#*  Pioneer Energy Services Corp.                                1,146,247    2,177,869       0.0%
*   QEP Resources, Inc.                                            825,773    7,390,668       0.1%
#*  Renewable Energy Group, Inc.                                   540,496    6,540,002       0.0%
#*  Resolute Energy Corp.                                           17,336      520,600       0.0%
#*  REX American Resources Corp.                                    52,182    4,601,409       0.0%
#*  RigNet, Inc.                                                    97,124    1,694,814       0.0%
*   Ring Energy, Inc.                                              386,923    4,956,484       0.0%
#*  Rowan Cos. P.L.C. Class A                                      898,396   12,874,015       0.1%
#*  Sanchez Energy Corp.                                           159,346      689,968       0.0%
#*  SandRidge Energy, Inc.                                          18,062      339,024       0.0%
#   Scorpio Tankers, Inc.                                        2,210,449    7,869,198       0.1%
#*  SEACOR Holdings, Inc.                                          154,933    7,312,838       0.1%
#*  SEACOR Marine Holdings, Inc.                                   108,516    1,535,501       0.0%
#   SemGroup Corp. Class A                                         720,416   18,766,837       0.1%
#   Ship Finance International, Ltd.                               497,991    7,420,066       0.1%
*   SilverBow Resources, Inc.                                        2,197       49,411       0.0%
#   SM Energy Co.                                                  835,433   17,819,786       0.1%
#*  Southwestern Energy Co.                                      2,022,560   11,225,208       0.1%
#*  SRC Energy, Inc.                                             3,217,843   30,698,222       0.2%
*   Stone Energy Corp.                                              35,611    1,047,676       0.0%
#*  Superior Energy Services, Inc.                               1,257,599   11,092,023       0.1%
#   Teekay Corp.                                                    23,447      189,921       0.0%
#   Teekay Tankers, Ltd. Class A                                    87,732      129,843       0.0%
#*  Tesco Corp.                                                    745,906    2,871,738       0.0%
#*  TETRA Technologies, Inc.                                     1,075,394    3,054,119       0.0%
#*  Ultra Petroleum Corp.                                          734,466    5,831,660       0.0%
#*  Unit Corp.                                                     587,380   10,995,754       0.1%
#   US Silica Holdings, Inc.                                       522,196   15,932,200       0.1%
#*  W&T Offshore, Inc.                                             633,418    1,982,598       0.0%
#*  Weatherford International P.L.C.                               705,815    2,449,178       0.0%
#*  Westmoreland Coal Co.                                          164,999      286,273       0.0%
#*  Whiting Petroleum Corp.                                      2,392,833   14,380,926       0.1%
*   Willbros Group, Inc.                                           483,855    1,480,596       0.0%
    World Fuel Services Corp.                                      213,531    5,936,162       0.0%
                                                                           ------------       ---
Total Energy                                                                742,647,022       4.4%
                                                                           ------------       ---
Financials -- (17.1%)
    1st Constitution Bancorp                                         2,850       51,158       0.0%
    1st Source Corp.                                               215,779   11,071,620       0.1%
    A-Mark Precious Metals, Inc.                                    71,414    1,109,059       0.0%
    Access National Corp.                                           81,144    2,361,290       0.0%
#*  Allegiance Bancshares, Inc.                                      2,140       83,888       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#*  Ambac Financial Group, Inc.                                    343,379 $ 5,590,210       0.0%
#   American Equity Investment Life Holding Co.                    786,081  23,197,250       0.1%
    American National Bankshares, Inc.                              35,422   1,386,771       0.0%
    American National Insurance Co.                                 48,926   5,955,762       0.0%
    American River Bankshares                                        8,888     135,098       0.0%
#   Ameris Bancorp                                                 423,110  20,266,969       0.1%
    AMERISAFE, Inc.                                                232,169  15,021,334       0.1%
    AmeriServ Financial, Inc.                                      279,750   1,146,975       0.0%
#   Amtrust Financial Services, Inc.                               154,360   1,938,762       0.0%
    Argo Group International Holdings, Ltd.                        162,634  10,237,810       0.1%
#   Arrow Financial Corp.                                           93,890   3,314,327       0.0%
#   Artisan Partners Asset Management, Inc. Class A                480,615  16,533,156       0.1%
    Aspen Insurance Holdings, Ltd.                                 675,355  28,972,729       0.2%
#   Associated Banc-Corp                                         1,388,660  35,133,098       0.2%
*   Asta Funding, Inc.                                               5,727      40,948       0.0%
    Atlantic American Corp.                                         20,640      73,272       0.0%
*   Atlantic Capital Bancshares, Inc.                                4,086      67,215       0.0%
*   Atlantic Coast Financial Corp.                                   9,719      84,750       0.0%
*   Atlanticus Holdings Corp.                                       73,372     166,554       0.0%
#*  Atlas Financial Holdings, Inc.                                  45,958     907,671       0.0%
    Auburn National Bancorporation, Inc.                             2,786      96,256       0.0%
#   Baldwin & Lyons, Inc. Class A                                    1,471      33,098       0.0%
    Baldwin & Lyons, Inc. Class B                                   34,481     791,339       0.0%
#   Banc of California, Inc.                                       416,404   8,765,304       0.1%
#   BancFirst Corp.                                                204,040  11,150,786       0.1%
*   Bancorp, Inc. (The)                                            561,282   4,720,382       0.0%
#   BancorpSouth, Inc.                                           1,529,458  48,330,873       0.3%
    Bank Mutual Corp.                                              330,963   3,499,934       0.0%
#   Bank of Commerce Holdings                                       10,900     130,800       0.0%
#   Bank of Hawaii Corp.                                           415,696  33,924,951       0.2%
#   Bank of Marin Bancorp                                           13,300     901,075       0.0%
    Bank of NT Butterfield & Son, Ltd. (The)                         7,394     276,166       0.0%
    Bank of South Carolina Corp.                                       462       8,778       0.0%
    BankFinancial Corp.                                            134,611   2,132,238       0.0%
    BankUnited, Inc.                                               125,436   4,371,445       0.0%
#   Bankwell Financial Group, Inc.                                   1,154      42,236       0.0%
    Banner Corp.                                                   344,172  19,727,939       0.1%
#   Bar Harbor Bankshares                                           65,996   1,995,059       0.0%
#   BCB Bancorp, Inc.                                               28,475     400,074       0.0%
    Bear State Financial, Inc.                                      15,999     164,150       0.0%
    Beneficial Bancorp, Inc.                                       670,128  11,057,112       0.1%
*   Berkshire Bancorp, Inc.                                         10,144     121,728       0.0%
    Berkshire Hills Bancorp, Inc.                                  368,443  14,111,367       0.1%
    BGC Partners, Inc. Class A                                   3,241,134  49,168,003       0.3%
#   Blue Capital Reinsurance Holdings, Ltd.                          1,443      19,120       0.0%
    Blue Hills Bancorp, Inc.                                        24,016     521,147       0.0%
#*  BofI Holding, Inc.                                             508,652  13,682,739       0.1%
    Boston Private Financial Holdings, Inc.                      1,136,852  18,075,947       0.1%
#   Bridge Bancorp, Inc.                                            62,726   2,226,773       0.0%
    Brookline Bancorp, Inc.                                        728,535  11,219,439       0.1%
#   Bryn Mawr Bank Corp.                                           188,604   8,270,285       0.1%
#*  BSB Bancorp, Inc.                                                3,968     118,643       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#   C&F Financial Corp.                                              7,993 $   463,594       0.0%
    California First National Bancorp                               14,701     226,395       0.0%
    Camden National Corp.                                          139,492   6,021,870       0.0%
#   Capital Bank Financial Corp. Class A                           402,885  16,357,131       0.1%
    Capital City Bank Group, Inc.                                   59,800   1,474,668       0.0%
    Capitol Federal Financial, Inc.                              1,894,239  26,121,556       0.2%
#   Carolina Financial Corp.                                        65,488   2,413,233       0.0%
    Cathay General Bancorp                                       1,478,871  61,816,808       0.4%
    CenterState Banks Corp.                                        573,914  15,289,069       0.1%
    Central Pacific Financial Corp.                                276,220   8,595,966       0.1%
    Central Valley Community Bancorp                                 7,871     158,994       0.0%
    Century Bancorp, Inc. Class A                                    8,820     749,259       0.0%
    Charter Financial Corp.                                         62,471   1,197,569       0.0%
#   Chemical Financial Corp.                                       611,911  32,241,591       0.2%
#   Citizens & Northern Corp.                                       31,330     765,392       0.0%
    Citizens Community Bancorp, Inc.                                 1,592      21,667       0.0%
    Citizens First Corp.                                               400       9,476       0.0%
    Citizens Holding Co.                                             2,717      66,567       0.0%
#*  Citizens, Inc.                                                 201,927   1,530,607       0.0%
#   City Holding Co.                                               150,502  10,608,886       0.1%
#   Clifton Bancorp, Inc.                                          188,587   3,211,637       0.0%
#   CNB Financial Corp.                                             49,972   1,436,695       0.0%
#   CNO Financial Group, Inc.                                      862,479  20,673,622       0.1%
    CoBiz Financial, Inc.                                          499,877  10,217,486       0.1%
#   Codorus Valley Bancorp, Inc.                                     5,704     180,473       0.0%
#   Cohen & Steers, Inc.                                           212,931   9,260,369       0.1%
    Colony Bankcorp, Inc.                                           10,672     147,807       0.0%
#   Columbia Banking System, Inc.                                  894,818  38,933,531       0.2%
#   Community Bank System, Inc.                                    595,722  32,937,469       0.2%
#*  Community Bankers Trust Corp.                                   10,236      88,541       0.0%
    Community Trust Bancorp, Inc.                                  160,125   7,734,038       0.1%
    Community West Bancshares                                        6,650      69,493       0.0%
    ConnectOne Bancorp, Inc.                                       197,417   5,300,646       0.0%
#*  Consumer Portfolio Services, Inc.                              208,195     905,648       0.0%
#*  Cowen, Inc.                                                    125,183   1,877,745       0.0%
    Crawford & Co. Class A                                         156,916   1,484,425       0.0%
#   Crawford & Co. Class B                                         144,214   1,698,841       0.0%
#*  Customers Bancorp, Inc.                                        342,834   9,373,082       0.1%
#   CVB Financial Corp.                                          1,347,879  32,160,393       0.2%
#   Diamond Hill Investment Group, Inc.                             30,431   6,449,242       0.0%
    Dime Community Bancshares, Inc.                                395,497   8,720,709       0.1%
    Donegal Group, Inc. Class A                                    114,108   1,955,811       0.0%
    Donegal Group, Inc. Class B                                      5,267      81,639       0.0%
*   Donnelley Financial Solutions, Inc.                            238,627   5,130,481       0.0%
    Eagle Bancorp Montana, Inc.                                        225       4,478       0.0%
*   Eagle Bancorp, Inc.                                            344,355  22,951,261       0.1%
#*  eHealth, Inc.                                                  230,924   5,860,851       0.0%
    EMC Insurance Group, Inc.                                      101,774   2,998,262       0.0%
    Employers Holdings, Inc.                                       333,864  15,925,313       0.1%
#*  Encore Capital Group, Inc.                                     223,728  10,392,166       0.1%
*   Enova International, Inc.                                      408,717   6,069,447       0.0%
#*  Enstar Group, Ltd.                                              63,801  14,533,868       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
#*  Entegra Financial Corp.                                            874 $    23,817       0.0%
#   Enterprise Bancorp, Inc.                                        11,832     427,135       0.0%
    Enterprise Financial Services Corp.                            243,881  10,633,212       0.1%
#*  Equity Bancshares, Inc. Class A                                  6,469     220,528       0.0%
    ESSA Bancorp, Inc.                                              48,102     777,809       0.0%
#*  Essent Group, Ltd.                                             279,426  11,909,136       0.1%
#   Evans Bancorp, Inc.                                              6,554     285,427       0.0%
#   Evercore, Inc. Class A                                         512,710  41,068,071       0.2%
#*  Ezcorp, Inc. Class A                                           460,890   4,724,123       0.0%
    Farmers Capital Bank Corp.                                      28,593   1,189,469       0.0%
#   Farmers National Banc Corp.                                     39,681     575,375       0.0%
#*  FB Financial Corp.                                               2,782     113,700       0.0%
#   FBL Financial Group, Inc. Class A                              153,404  11,865,799       0.1%
*   FCB Financial Holdings, Inc. Class A                           419,753  19,602,465       0.1%
    Federal Agricultural Mortgage Corp. Class A                      2,089     153,019       0.0%
#   Federal Agricultural Mortgage Corp. Class C                     63,989   4,750,543       0.0%
#   Federated Investors, Inc. Class B                            1,156,752  35,940,285       0.2%
    Federated National Holding Co.                                 144,631   2,218,640       0.0%
#   Fidelity & Guaranty Life                                         8,299     258,099       0.0%
    Fidelity Southern Corp.                                        277,554   6,086,759       0.0%
#   Fifth Street Asset Management, Inc.                             30,899     126,686       0.0%
#   Financial Engines, Inc.                                        446,717  16,126,484       0.1%
    Financial Institutions, Inc.                                   129,855   4,259,244       0.0%
*   First Acceptance Corp.                                          13,967      14,037       0.0%
#   First American Financial Corp.                                  58,646   3,191,515       0.0%
*   First BanCorp(318672706)                                     1,168,335   6,016,925       0.0%
    First Bancorp(318910106)                                       199,214   7,311,154       0.0%
#   First Bancorp, Inc.                                             55,100   1,719,671       0.0%
#   First Bancshares, Inc. (The)                                     1,521      48,520       0.0%
    First Busey Corp.                                              432,832  13,469,732       0.1%
    First Business Financial Services, Inc.                         21,915     487,170       0.0%
    First Citizens BancShares, Inc. Class A                         11,763   4,764,015       0.0%
#   First Commonwealth Financial Corp.                             865,006  12,594,487       0.1%
    First Community Bancshares, Inc.                               122,313   3,653,489       0.0%
    First Connecticut Bancorp, Inc.                                 42,154   1,112,866       0.0%
    First Defiance Financial Corp.                                  59,876   3,245,279       0.0%
#   First Financial Bancorp                                        715,736  19,539,593       0.1%
#   First Financial Bankshares, Inc.                               479,287  21,879,452       0.1%
    First Financial Corp.                                           50,310   2,389,725       0.0%
    First Financial Northwest, Inc.                                 82,190   1,366,820       0.0%
#*  First Foundation, Inc.                                          49,193     910,562       0.0%
#   First Horizon National Corp.                                   379,284   7,119,161       0.0%
    First Internet Bancorp                                           7,812     294,512       0.0%
    First Interstate Bancsystem, Inc. Class A                      351,236  13,803,575       0.1%
    First Merchants Corp.                                          442,576  19,030,768       0.1%
    First Mid-Illinois Bancshares, Inc.                                955      36,863       0.0%
#   First Midwest Bancorp, Inc.                                  1,286,450  29,704,130       0.2%
*   First Northwest Bancorp                                         10,487     177,440       0.0%
#   First of Long Island Corp. (The)                               118,985   3,753,977       0.0%
#   First South Bancorp, Inc.                                       21,886     408,174       0.0%
*   First United Corp.                                              10,450     182,875       0.0%
    First US Bancshares, Inc.                                          878       9,781       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    FirstCash, Inc.                                                641,530 $40,961,690       0.2%
*   Flagstar Bancorp, Inc.                                         341,510  12,762,229       0.1%
#   Flushing Financial Corp.                                       275,781   8,267,914       0.1%
    FNB Bancorp                                                        645      22,285       0.0%
    FNB Corp.                                                    1,719,651  23,198,092       0.1%
*   FNFV Group                                                      12,929     223,025       0.0%
#*  Franklin Financial Network, Inc.                                33,037   1,133,169       0.0%
    FS Bancorp, Inc.                                                   875      47,495       0.0%
#   Fulton Financial Corp.                                       2,305,078  41,952,420       0.3%
#   Gain Capital Holdings, Inc.                                    352,767   2,603,420       0.0%
    GAMCO Investors, Inc. Class A                                   36,113   1,045,832       0.0%
*   Genworth Financial, Inc. Class A                               673,113   2,228,004       0.0%
#   German American Bancorp, Inc.                                  127,653   4,592,955       0.0%
#   Glacier Bancorp, Inc.                                          932,686  35,404,761       0.2%
*   Global Indemnity, Ltd.                                          70,461   2,957,248       0.0%
#*  Great Elm Capital Group, Inc.                                    1,125       4,050       0.0%
    Great Southern Bancorp, Inc.                                   119,709   6,434,359       0.0%
#   Great Western Bancorp, Inc.                                    314,243  12,755,123       0.1%
#*  Green Bancorp, Inc.                                            116,896   2,589,246       0.0%
*   Green Dot Corp. Class A                                        643,236  36,420,022       0.2%
#   Greenhill & Co., Inc.                                          288,130   5,272,779       0.0%
#*  Greenlight Capital Re, Ltd. Class A                            308,846   6,810,054       0.0%
    Guaranty Bancorp                                               166,538   4,738,006       0.0%
    Guaranty Federal Bancshares, Inc.                                2,800      59,192       0.0%
*   Hallmark Financial Services, Inc.                              141,246   1,637,041       0.0%
    Hancock Holding Co.                                            541,987  26,421,866       0.2%
    Hanmi Financial Corp.                                          412,127  12,672,905       0.1%
    Hanover Insurance Group, Inc. (The)                             61,193   6,020,167       0.0%
#*  HarborOne Bancorp, Inc.                                          1,282      25,012       0.0%
    Hawthorn Bancshares, Inc.                                          848      17,002       0.0%
#   HCI Group, Inc.                                                159,104   5,960,036       0.0%
#*  Health Insurance Innovations, Inc. Class A                      55,557   1,194,476       0.0%
    Heartland Financial USA, Inc.                                  213,409  10,510,393       0.1%
    Heritage Commerce Corp.                                        374,928   5,766,393       0.0%
#   Heritage Financial Corp.                                       253,435   7,729,768       0.1%
#   Heritage Insurance Holdings, Inc.                               63,764   1,022,775       0.0%
    Hilltop Holdings, Inc.                                       1,076,042  25,351,550       0.2%
    Hingham Institution for Savings                                  6,417   1,249,390       0.0%
*   HMN Financial, Inc.                                             31,110     570,869       0.0%
#   Home Bancorp, Inc.                                                 921      39,456       0.0%
#   Home BancShares, Inc.                                        1,426,959  32,078,038       0.2%
#*  HomeStreet, Inc.                                               277,920   8,073,576       0.1%
*   HomeTrust Bancshares, Inc.                                      51,389   1,348,961       0.0%
#   Hope Bancorp, Inc.                                           1,817,763  33,537,727       0.2%
#   HopFed Bancorp, Inc.                                             7,872     113,436       0.0%
    Horace Mann Educators Corp.                                    284,289  12,451,858       0.1%
#   Horizon Bancorp                                                126,810   3,489,811       0.0%
#   Houlihan Lokey, Inc.                                            70,584   2,938,412       0.0%
#*  Howard Bancorp, Inc.                                             1,030      21,527       0.0%
    Iberiabank Corp.                                               265,718  19,596,702       0.1%
#*  Impac Mortgage Holdings, Inc.                                   10,194     133,541       0.0%
#   Independence Holding Co.                                           700      19,005       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Independent Bank Corp.(453836108)                              304,213 $21,933,757       0.1%
    Independent Bank Corp.(453838609)                               26,058     586,305       0.0%
#   Independent Bank Group, Inc.                                    77,113   4,850,408       0.0%
#   Infinity Property & Casualty Corp.                              46,947   4,429,449       0.0%
#   Interactive Brokers Group, Inc. Class A                        724,041  39,112,695       0.2%
    International Bancshares Corp.                                 731,900  29,715,140       0.2%
*   INTL. FCStone, Inc.                                            186,191   7,728,788       0.1%
    Investar Holding Corp.                                           1,068      24,778       0.0%
    Investment Technology Group, Inc.                              229,192   5,379,136       0.0%
#   Investors Title Co.                                              8,683   1,647,165       0.0%
    James River Group Holdings, Ltd.                                73,968   3,130,326       0.0%
#   Janus Henderson Group P.L.C.                                   326,407  11,342,643       0.1%
#   Kearny Financial Corp.                                         538,124   8,098,766       0.1%
#   Kemper Corp.                                                   458,633  29,398,375       0.2%
    Kentucky First Federal Bancorp                                  11,174     107,270       0.0%
#   Kingstone Cos., Inc.                                            46,784     757,901       0.0%
#   Ladenburg Thalmann Financial Services, Inc.                    677,792   2,074,044       0.0%
#   Lake Shore Bancorp, Inc.                                           537       8,753       0.0%
    Lakeland Bancorp, Inc.                                         424,515   8,723,783       0.1%
    Lakeland Financial Corp.                                       266,440  12,863,723       0.1%
#   Landmark Bancorp, Inc.                                           5,140     155,999       0.0%
#   LegacyTexas Financial Group, Inc.                              613,270  24,463,340       0.2%
#   Legg Mason, Inc.                                               237,060   9,050,951       0.1%
#*  LendingClub Corp.                                            2,749,131  15,642,555       0.1%
#*  LendingTree, Inc.                                              114,834  30,781,254       0.2%
    Live Oak Bancshares, Inc.                                        1,111      26,331       0.0%
    LPL Financial Holdings, Inc.                                   192,601   9,554,936       0.1%
    Macatawa Bank Corp.                                            250,622   2,516,245       0.0%
    Mackinac Financial Corp.                                        37,317     578,414       0.0%
*   Magyar Bancorp, Inc.                                             1,800      22,167       0.0%
#   Maiden Holdings, Ltd.                                          768,215   6,337,774       0.0%
    MainSource Financial Group, Inc.                               245,634   9,257,945       0.1%
*   Malvern Bancorp, Inc.                                            3,111      83,997       0.0%
#   Manning & Napier, Inc.                                         144,155     526,166       0.0%
    Marlin Business Services Corp.                                 116,927   2,560,701       0.0%
#   MB Financial, Inc.                                             686,822  31,552,603       0.2%
#*  MBIA, Inc.                                                   1,254,591   9,095,785       0.1%
    MBT Financial Corp.                                             81,823     863,233       0.0%
    Mercantile Bank Corp.                                           81,673   2,948,395       0.0%
#   Mercury General Corp.                                          622,919  34,864,776       0.2%
    Meridian Bancorp, Inc.                                         479,080   9,437,876       0.1%
#   Meta Financial Group, Inc.                                     102,297   8,925,413       0.1%
#*  MGIC Investment Corp.                                          429,544   6,142,479       0.0%
    Mid Penn Bancorp, Inc.                                           2,649      78,013       0.0%
    Midland States Bancorp, Inc.                                     1,618      52,504       0.0%
#   MidSouth Bancorp, Inc.                                          50,568     662,441       0.0%
    MidWestOne Financial Group, Inc.                                 4,514     158,938       0.0%
    Moelis & Co. Class A                                           256,380  10,960,245       0.1%
    Morningstar, Inc.                                               54,348   4,630,993       0.0%
    MSB Financial Corp.                                              1,139      19,705       0.0%
    MutualFirst Financial, Inc.                                     20,981     811,965       0.0%
    National Bank Holdings Corp. Class A                           303,282   9,953,715       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    National Bankshares, Inc.                                          236 $    10,455       0.0%
#*  National Commerce Corp.                                         12,118     493,809       0.0%
    National General Holdings Corp.                                592,941  11,965,549       0.1%
#   National Western Life Group, Inc. Class A                        7,398   2,645,377       0.0%
#*  Nationstar Mortgage Holdings, Inc.                              18,487     359,942       0.0%
    Navient Corp.                                                  721,241   8,986,663       0.1%
#   Navigators Group, Inc. (The)                                   185,916  10,783,128       0.1%
#   NBT Bancorp, Inc.                                              463,673  17,684,488       0.1%
#   Nelnet, Inc. Class A                                           295,630  17,306,180       0.1%
    NewStar Financial, Inc.                                        232,875   2,859,705       0.0%
*   Nicholas Financial, Inc.                                        52,917     467,257       0.0%
#*  Nicolet Bankshares, Inc.                                         1,562      88,940       0.0%
#*  NMI Holdings, Inc. Class A                                     320,458   4,662,664       0.0%
    Northeast Bancorp                                                  493      12,695       0.0%
#   Northfield Bancorp, Inc.                                       497,069   8,479,997       0.1%
#   Northrim BanCorp, Inc.                                          53,987   1,754,578       0.0%
#   Northwest Bancshares, Inc.                                   1,397,885  23,582,320       0.1%
#   Norwood Financial Corp.                                          2,944      87,937       0.0%
#   OceanFirst Financial Corp.                                     322,671   8,954,120       0.1%
#*  Ocwen Financial Corp.                                          780,649   2,724,465       0.0%
#   OFG Bancorp                                                    380,013   3,382,116       0.0%
#   Ohio Valley Banc Corp.                                           6,595     234,782       0.0%
#   Old Line Bancshares, Inc.                                       25,728     775,699       0.0%
#   Old National Bancorp                                         1,601,377  29,145,061       0.2%
    Old Second Bancorp, Inc.                                        73,899   1,012,416       0.0%
    OM Asset Management P.L.C.                                     249,503   3,812,406       0.0%
*   On Deck Capital, Inc.                                           90,149     444,435       0.0%
#*  OneMain Holdings, Inc.                                          21,088     669,966       0.0%
    Oppenheimer Holdings, Inc. Class A                              61,272   1,332,666       0.0%
#*  Opus Bank                                                      142,328   3,686,295       0.0%
#   Oritani Financial Corp.                                        485,636   8,231,530       0.1%
    Orrstown Financial Services, Inc.                                1,300      33,150       0.0%
    Pacific Continental Corp.                                      161,490   4,521,720       0.0%
*   Pacific Mercantile Bancorp                                      92,471     864,604       0.0%
#*  Pacific Premier Bancorp, Inc.                                  396,899  16,034,720       0.1%
    PacWest Bancorp                                                 24,751   1,195,978       0.0%
#*  Paragon Commercial Corp.                                         1,432      82,440       0.0%
#   Park National Corp.                                             81,873   8,988,837       0.1%
    Park Sterling Corp.                                            389,100   4,890,987       0.0%
    Patriot National Bancorp, Inc.                                     310       5,363       0.0%
    Peapack Gladstone Financial Corp.                              109,128   3,785,650       0.0%
#   Penns Woods Bancorp, Inc.                                       18,474     894,511       0.0%
#*  PennyMac Financial Services, Inc. Class A                      251,268   4,774,092       0.0%
    People's Utah Bancorp                                           36,282   1,128,370       0.0%
    Peoples Bancorp of North Carolina, Inc.                          4,277     145,803       0.0%
    Peoples Bancorp, Inc.                                          138,605   4,590,598       0.0%
#*  PHH Corp.                                                      872,385  11,524,206       0.1%
#   Pinnacle Financial Partners, Inc.                              200,173  13,251,453       0.1%
    Piper Jaffray Cos.                                              65,156   4,762,904       0.0%
    PJT Partners, Inc. Class A                                      57,439   2,217,145       0.0%
#   Popular, Inc.                                                  484,131  17,757,925       0.1%
#*  PRA Group, Inc.                                                585,899  16,346,582       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Preferred Bank                                                 142,893 $ 8,820,785       0.1%
    Premier Financial Bancorp, Inc.                                 40,349     835,224       0.0%
#   Primerica, Inc.                                                496,627  43,951,489       0.3%
    ProAssurance Corp.                                             735,039  41,198,936       0.2%
    Provident Financial Holdings, Inc.                              66,843   1,292,075       0.0%
    Provident Financial Services, Inc.                             509,022  13,845,398       0.1%
#   Prudential Bancorp, Inc.                                        11,616     211,992       0.0%
    Pzena Investment Management, Inc. Class A                      138,088   1,629,438       0.0%
    QCR Holdings, Inc.                                              55,455   2,647,976       0.0%
    Radian Group, Inc.                                             102,405   2,146,409       0.0%
*   Regional Management Corp.                                       92,960   2,295,182       0.0%
    Renasant Corp.                                                 490,278  20,297,509       0.1%
    Republic Bancorp, Inc. Class A                                  86,858   3,415,257       0.0%
#*  Republic First Bancorp, Inc.                                   127,737   1,181,567       0.0%
    Riverview Bancorp, Inc.                                         99,992     887,929       0.0%
#   RLI Corp.                                                      479,431  28,329,578       0.2%
*   Royal Bancshares of Pennsylvania, Inc. Class A                  16,590      72,996       0.0%
#   S&T Bancorp, Inc.                                              305,477  12,490,955       0.1%
*   Safeguard Scientifics, Inc.                                    331,101   4,668,524       0.0%
    Safety Insurance Group, Inc.                                   171,964  14,135,441       0.1%
    Salisbury Bancorp, Inc.                                          2,458     111,716       0.0%
#   Sandy Spring Bancorp, Inc.                                     257,160  10,391,836       0.1%
    SB Financial Group, Inc.                                           790      13,880       0.0%
*   Seacoast Banking Corp. of Florida                              329,295   8,163,223       0.1%
*   Security National Financial Corp. Class A                        1,814       9,977       0.0%
#*  Select Bancorp, Inc.                                             2,400      28,008       0.0%
#   Selective Insurance Group, Inc.                                771,748  45,996,181       0.3%
#   ServisFirst Bancshares, Inc.                                   345,572  14,171,908       0.1%
    Shore Bancshares, Inc.                                          23,464     386,217       0.0%
    SI Financial Group, Inc.                                        16,487     247,305       0.0%
    Sierra Bancorp                                                 110,343   2,919,676       0.0%
#   Silvercrest Asset Management Group, Inc. Class A                20,835     339,611       0.0%
#   Simmons First National Corp. Class A                           399,660  23,060,410       0.1%
#*  SmartFinancial, Inc.                                               500      11,745       0.0%
#   South State Corp.                                              296,582  26,707,209       0.2%
*   Southern First Bancshares, Inc.                                 32,049   1,235,489       0.0%
    Southern Missouri Bancorp, Inc.                                  9,790     361,545       0.0%
#   Southern National Bancorp of Virginia, Inc.                     20,388     332,936       0.0%
#   Southside Bancshares, Inc.                                     314,920  11,151,317       0.1%
    Southwest Georgia Financial Corp.                                1,844      38,724       0.0%
#   State Auto Financial Corp.                                     174,411   4,471,898       0.0%
#   State Bank Financial Corp.                                     237,443   6,864,477       0.0%
#   State National Cos., Inc.                                      137,276   2,885,542       0.0%
#   Sterling Bancorp                                             3,221,859  80,707,568       0.5%
    Stewart Information Services Corp.                             368,410  13,977,475       0.1%
#   Stifel Financial Corp.                                         480,639  25,488,286       0.2%
#   Stock Yards Bancorp, Inc.                                      199,619   7,535,617       0.1%
#   Summit Financial Group, Inc.                                     3,366      91,555       0.0%
    Summit State Bank                                                  243       3,062       0.0%
#   Sun Bancorp, Inc.                                               89,138   2,259,648       0.0%
#*  Sunshine Bancorp, Inc.                                           2,301      53,728       0.0%
#   Sussex Bancorp                                                  12,627     323,251       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    TCF Financial Corp.                                          2,136,334 $38,924,005       0.2%
    Territorial Bancorp, Inc.                                       62,695   1,980,535       0.0%
#*  Texas Capital Bancshares, Inc.                                 320,772  27,602,431       0.2%
#*  Third Point Reinsurance, Ltd.                                   30,437     508,298       0.0%
    Timberland Bancorp, Inc.                                        76,160   2,308,410       0.0%
    Tiptree, Inc.                                                  303,359   2,017,337       0.0%
#   Tompkins Financial Corp.                                       143,726  12,521,409       0.1%
#   Towne Bank                                                     489,402  16,394,967       0.1%
    Trico Bancshares                                               204,554   8,472,627       0.1%
#*  TriState Capital Holdings, Inc.                                161,555   3,659,221       0.0%
#*  Triumph Bancorp, Inc.                                           31,259     969,029       0.0%
#   TrustCo Bank Corp. NY                                        1,113,916  10,220,179       0.1%
#   Trustmark Corp.                                                888,294  29,260,404       0.2%
#   UMB Financial Corp.                                            420,679  30,932,527       0.2%
#   Umpqua Holdings Corp.                                           75,044   1,535,400       0.0%
*   Unico American Corp.                                            11,600     113,970       0.0%
#   Union Bankshares Corp.                                         431,362  14,886,303       0.1%
    Union Bankshares, Inc.                                           2,252     110,798       0.0%
    United Bancshares, Inc.                                            900      20,565       0.0%
#   United Bankshares, Inc.                                        664,774  23,898,625       0.1%
    United Community Banks, Inc.                                   881,756  24,177,750       0.1%
    United Community Financial Corp.                               524,399   4,840,203       0.0%
    United Financial Bancorp, Inc.                                 436,922   8,000,042       0.1%
    United Fire Group, Inc.                                        144,225   6,647,330       0.0%
#   United Insurance Holdings Corp.                                294,632   4,637,508       0.0%
#   United Security Bancshares                                      33,217     312,240       0.0%
#   Unity Bancorp, Inc.                                             17,738     350,326       0.0%
#   Universal Insurance Holdings, Inc.                             323,556   7,716,811       0.1%
    Univest Corp. of Pennsylvania                                  220,564   6,462,525       0.0%
#   Valley National Bancorp                                      3,323,929  38,225,183       0.2%
#   Value Line, Inc.                                                26,515     474,353       0.0%
*   Veritex Holdings, Inc.                                          78,894   2,079,646       0.0%
#   Virtu Financial, Inc. Class A                                  265,227   3,752,962       0.0%
#   Virtus Investment Partners, Inc.                                96,851  11,273,456       0.1%
#   Waddell & Reed Financial, Inc. Class A                         960,621  17,954,006       0.1%
*   Walker & Dunlop, Inc.                                          370,541  20,338,995       0.1%
#   Washington Federal, Inc.                                       876,430  30,499,764       0.2%
#   Washington Trust Bancorp, Inc.                                 178,355   9,898,702       0.1%
    WashingtonFirst Bankshares, Inc.                                 1,868      65,268       0.0%
    Waterstone Financial, Inc.                                     183,721   3,527,443       0.0%
#   Wayne Savings Bancshares, Inc.                                   2,043      36,365       0.0%
#   Webster Financial Corp.                                        274,703  15,105,918       0.1%
    WesBanco, Inc.                                                 391,948  15,834,699       0.1%
    West Bancorporation, Inc.                                      119,267   2,916,078       0.0%
#   Westamerica Bancorporation                                     199,313  11,605,996       0.1%
    Western New England Bancorp, Inc.                              196,673   2,074,900       0.0%
    Westwood Holdings Group, Inc.                                   97,851   6,350,530       0.0%
    Wintrust Financial Corp.                                       408,472  33,204,689       0.2%
#   WisdomTree Investments, Inc.                                 1,151,352  12,768,494       0.1%
#*  World Acceptance Corp.                                          80,079   7,006,913       0.0%
#   WSFS Financial Corp.                                           296,577  14,739,877       0.1%
    WVS Financial Corp.                                              4,423      70,215       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Financials -- (Continued)
#*  Xenith Bankshares, Inc.                                          1,396 $       44,644       0.0%
                                                                           --------------      ----
Total Financials                                                            3,516,938,074      20.8%
                                                                           --------------      ----
Health Care -- (6.9%)
#   Abaxis, Inc.                                                   212,152     10,268,157       0.1%
*   Acadia Healthcare Co., Inc.                                     42,697      1,338,978       0.0%
#*  Accuray, Inc.                                                  432,164      2,052,779       0.0%
    Aceto Corp.                                                    277,404      2,793,458       0.0%
#*  Achillion Pharmaceuticals, Inc.                                698,313      2,807,218       0.0%
#*  Acorda Therapeutics, Inc.                                      452,823     12,033,771       0.1%
#*  Adamas Pharmaceuticals, Inc.                                    29,685        732,032       0.0%
*   Addus HomeCare Corp.                                           217,169      7,818,084       0.1%
#*  Advaxis, Inc.                                                    4,866         16,544       0.0%
*   Adverum Biotechnologies, Inc.                                   47,421        154,118       0.0%
#*  Affimed NV                                                      24,669         52,422       0.0%
*   Agile Therapeutics, Inc.                                         8,065         38,309       0.0%
#*  Akebia Therapeutics, Inc.                                        1,782         32,343       0.0%
#*  Akorn, Inc.                                                    178,894      5,826,578       0.0%
#*  Alder Biopharmaceuticals, Inc.                                 259,212      2,916,135       0.0%
*   Allscripts Healthcare Solutions, Inc.                        2,551,593     34,395,474       0.2%
*   Almost Family, Inc.                                            187,544      8,298,822       0.1%
#*  AMAG Pharmaceuticals, Inc.                                      62,760        985,332       0.0%
#*  Amedisys, Inc.                                                 316,563     15,229,846       0.1%
*   American Shared Hospital Services                               10,189         31,586       0.0%
#*  Amicus Therapeutics, Inc.                                      148,383      2,112,974       0.0%
#*  AMN Healthcare Services, Inc.                                  517,918     22,736,600       0.1%
#*  Amphastar Pharmaceuticals, Inc.                                253,250      4,576,227       0.0%
    Analogic Corp.                                                 154,950     12,442,485       0.1%
*   AngioDynamics, Inc.                                            294,483      4,997,377       0.0%
#*  ANI Pharmaceuticals, Inc.                                      147,212      8,550,073       0.1%
#*  Anika Therapeutics, Inc.                                       202,507     11,062,957       0.1%
#*  Applied Genetic Technologies Corp.                               2,200          7,480       0.0%
#*  Aptevo Therapeutics, Inc.                                      193,718        553,065       0.0%
#*  Aralez Pharmaceuticals, Inc.                                    90,122        129,776       0.0%
#*  Aratana Therapeutics, Inc.                                     177,110      1,014,840       0.0%
#*  Ardelyx, Inc.                                                   90,746        485,491       0.0%
*   Arrowhead Pharmaceuticals, Inc.                                 11,679         42,512       0.0%
*   Assembly Biosciences, Inc.                                      11,157        329,243       0.0%
    Atrion Corp.                                                    10,742      7,064,476       0.0%
#*  Bellicum Pharmaceuticals, Inc.                                  30,582        288,082       0.0%
#*  BioScrip, Inc.                                                 254,590        644,113       0.0%
*   BioSpecifics Technologies Corp.                                102,487      4,690,830       0.0%
#*  BioTelemetry, Inc.                                             422,062     12,260,901       0.1%
#*  BioTime, Inc.                                                    3,337          8,009       0.0%
#*  Bovie Medical Corp.                                             27,437        107,004       0.0%
*   Brookdale Senior Living, Inc.                                1,802,320     18,077,270       0.1%
#*  Cambrex Corp.                                                  338,094     14,622,565       0.1%
    Cantel Medical Corp.                                           420,248     41,217,924       0.3%
#*  Capital Senior Living Corp.                                    528,046      7,023,012       0.0%
#*  Cascadian Therapeutics, Inc.                                   128,782        591,109       0.0%
*   Catabasis Pharmaceuticals, Inc.                                 31,025         63,291       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Health Care -- (Continued)
#*  Catalent, Inc.                                                 177,860 $ 7,575,057       0.1%
#*  Catalyst Biosciences, Inc.                                      46,484     229,166       0.0%
#*  Celldex Therapeutics, Inc.                                     249,429     608,607       0.0%
#*  Cellular Biomedicine Group, Inc.                                 3,935      41,908       0.0%
*   Cempra, Inc.                                                   227,223     522,613       0.0%
*   Charles River Laboratories International, Inc.                  49,579   5,765,542       0.0%
#   Chemed Corp.                                                   168,025  37,541,826       0.2%
*   Chimerix, Inc.                                                 327,832   1,612,933       0.0%
#*  Cidara Therapeutics, Inc.                                        1,800      13,860       0.0%
#*  Civitas Solutions, Inc.                                         43,711     815,210       0.0%
#*  Clearside Biomedical, Inc.                                       1,520      10,822       0.0%
#*  CombiMatrix Corp.                                                4,610      32,962       0.0%
#*  Community Health Systems, Inc.                                 858,443   5,064,814       0.0%
#   Computer Programs & Systems, Inc.                               74,557   2,247,894       0.0%
#*  Concert Pharmaceuticals, Inc.                                   77,214   1,316,499       0.0%
#   CONMED Corp.                                                   205,768  10,745,205       0.1%
#*  Corcept Therapeutics, Inc.                                     167,602   3,300,083       0.0%
*   CorVel Corp.                                                   179,589  10,775,340       0.1%
#*  Corvus Pharmaceuticals, Inc.                                     3,007      40,835       0.0%
#*  Cotiviti Holdings, Inc.                                        129,910   4,567,636       0.0%
#*  Cross Country Healthcare, Inc.                                 331,988   4,531,636       0.0%
*   CryoLife, Inc.                                                 462,341   8,992,532       0.1%
*   Cumberland Pharmaceuticals, Inc.                               138,305   1,024,840       0.0%
#*  Cutera, Inc.                                                    91,950   3,613,635       0.0%
#*  CynergisTek, Inc.                                               13,560      40,138       0.0%
#*  Cytokinetics, Inc.                                              26,181     357,371       0.0%
#*  Depomed, Inc.                                                  764,950   3,702,358       0.0%
#*  Dermira, Inc.                                                    5,472     146,485       0.0%
    Digirad Corp.                                                  125,409     250,818       0.0%
#*  Diplomat Pharmacy, Inc.                                        109,942   2,314,279       0.0%
#*  Eagle Pharmaceuticals, Inc.                                      5,850     314,438       0.0%
#*  Electromed, Inc.                                                35,357     261,288       0.0%
#*  Emergent BioSolutions, Inc.                                    434,093  17,793,472       0.1%
#*  Enanta Pharmaceuticals, Inc.                                   233,098  11,577,978       0.1%
#*  Endo International P.L.C.                                    2,383,044  15,203,821       0.1%
#   Ensign Group, Inc. (The)                                       515,129  11,889,177       0.1%
*   Enzo Biochem, Inc.                                             692,415   6,820,288       0.0%
*   Esperion Therapeutics, Inc.                                      2,300     105,202       0.0%
#*  Evolent Health, Inc. Class A                                   226,742   3,684,557       0.0%
*   Exactech, Inc.                                                  88,070   3,685,729       0.0%
#*  Fate Therapeutics, Inc.                                         15,800      75,366       0.0%
#*  Five Prime Therapeutics, Inc.                                  237,230  10,642,138       0.1%
#*  Fluidigm Corp.                                                  29,545     171,361       0.0%
*   FONAR Corp.                                                     11,152     355,749       0.0%
#*  Fortress Biotech, Inc.                                             501       1,874       0.0%
#*  Globus Medical, Inc. Class A                                   790,622  25,197,123       0.2%
*   Haemonetics Corp.                                              507,985  24,159,767       0.2%
#*  Halyard Health, Inc.                                           472,358  19,909,890       0.1%
*   Harvard Bioscience, Inc.                                       211,971     710,103       0.0%
#*  HealthEquity, Inc.                                             269,522  13,535,395       0.1%
*   HealthStream, Inc.                                             308,923   7,556,257       0.1%
*   Heska Corp.                                                     65,882   6,423,495       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Health Care -- (Continued)
#*  HMS Holdings Corp.                                             867,748 $16,695,472       0.1%
#*  Horizon Pharma P.L.C.                                        2,442,154  33,115,608       0.2%
*   Icad, Inc.                                                       4,807      22,353       0.0%
*   ICU Medical, Inc.                                              141,315  27,005,296       0.2%
*   Ignyta, Inc.                                                     7,083     109,078       0.0%
#*  Impax Laboratories, Inc.                                       865,210  15,703,561       0.1%
*   INC Research Holdings, Inc. Class A                            353,288  20,190,409       0.1%
#*  Infinity Pharmaceuticals, Inc.                                  44,525     103,743       0.0%
*   InfuSystem Holdings, Inc.                                        8,732      17,464       0.0%
*   Innoviva, Inc.                                                 223,426   2,734,734       0.0%
*   Inogen, Inc.                                                   201,007  19,885,623       0.1%
*   Inovalon Holdings, Inc. Class A                                  2,445      40,954       0.0%
#*  Insys Therapeutics, Inc.                                       242,035   1,246,480       0.0%
#*  Integer Holdings Corp.                                         319,518  15,528,575       0.1%
#*  Integra LifeSciences Holdings Corp.                            626,419  29,303,881       0.2%
#*  Intellia Therapeutics, Inc.                                     28,982     901,920       0.0%
#*  Intra-Cellular Therapies, Inc.                                 188,510   2,938,871       0.0%
#   Invacare Corp.                                                 396,892   6,151,826       0.0%
#*  InVivo Therapeutics Holdings Corp.                              13,100      17,030       0.0%
#*  iRadimed Corp.                                                   1,100      15,675       0.0%
#*  IRIDEX Corp.                                                    50,265     427,253       0.0%
*   Juniper Pharmaceuticals, Inc.                                   22,799     109,435       0.0%
#*  Juno Therapeutics, Inc.                                        160,292   7,198,714       0.1%
#*  Karyopharm Therapeutics, Inc.                                   73,020     745,534       0.0%
    Kewaunee Scientific Corp.                                       11,435     325,898       0.0%
#*  Kindred Biosciences, Inc.                                      368,049   2,741,965       0.0%
#   Kindred Healthcare, Inc.                                     1,032,946   6,249,323       0.0%
#*  Lannett Co., Inc.                                              250,763   4,990,184       0.0%
*   Lantheus Holdings, Inc.                                        317,014   6,308,579       0.0%
#   LeMaitre Vascular, Inc.                                        375,308  12,013,609       0.1%
#*  LHC Group, Inc.                                                194,854  13,018,196       0.1%
#*  LifePoint Health, Inc.                                         403,549  19,430,884       0.1%
#*  Ligand Pharmaceuticals, Inc.                                   103,120  14,988,492       0.1%
#*  Lipocine, Inc.                                                  19,313      68,271       0.0%
#*  LivaNova P.L.C.                                                365,822  27,034,246       0.2%
#   Luminex Corp.                                                  484,630  10,346,850       0.1%
#*  MacroGenics, Inc.                                              136,336   2,698,089       0.0%
*   Magellan Health, Inc.                                          229,681  19,591,789       0.1%
#*  Mallinckrodt P.L.C.                                            444,316  14,071,488       0.1%
#*  MannKind Corp.                                                  25,021      82,319       0.0%
#*  Marinus Pharmaceuticals, Inc.                                    4,697      26,021       0.0%
#*  Masimo Corp.                                                    42,038   3,689,255       0.0%
#*  MEI Pharma, Inc.                                                14,577      38,192       0.0%
#   Meridian Bioscience, Inc.                                      553,318   8,272,104       0.1%
*   Merit Medical Systems, Inc.                                    553,277  21,052,190       0.1%
#   Merrimack Pharmaceuticals, Inc.                                 16,984     199,392       0.0%
#*  Micron Solutions, Inc.                                           6,674      24,160       0.0%
#*  MiMedx Group, Inc.                                               3,062      38,826       0.0%
*   Miragen Therapeutics, Inc.                                      12,833     106,257       0.0%
#*  Mirati Therapeutics, Inc.                                       38,591     503,613       0.0%
*   Misonix, Inc.                                                   84,964     866,633       0.0%
#*  Molina Healthcare, Inc.                                        379,194  25,720,729       0.2%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Health Care -- (Continued)
#*  Momenta Pharmaceuticals, Inc.                                  294,930 $ 4,158,513       0.0%
#*  Myriad Genetics, Inc.                                          717,374  24,591,581       0.2%
    National HealthCare Corp.                                       51,681   3,307,584       0.0%
    National Research Corp. Class A                                100,130   3,759,881       0.0%
    National Research Corp. Class B                                 14,736     794,712       0.0%
#*  Natus Medical, Inc.                                            347,499  14,733,958       0.1%
*   Neogen Corp.                                                   261,019  20,933,724       0.1%
#*  NeoGenomics, Inc.                                              208,051   1,803,802       0.0%
*   Neurotrope, Inc.                                                12,308      55,263       0.0%
#*  NewLink Genetics Corp.                                          20,399     190,935       0.0%
#*  NuVasive, Inc.                                                 390,609  22,159,249       0.1%
*   Nuvectra Corp.                                                 172,806   2,421,012       0.0%
#*  Ocular Therapeutix, Inc.                                        21,128     121,697       0.0%
*   Omnicell, Inc.                                                 395,963  19,718,957       0.1%
#*  OPKO Health, Inc.                                            1,168,985   7,867,269       0.1%
#*  OraSure Technologies, Inc.                                   1,205,219  23,803,075       0.1%
*   Orthofix International NV                                      225,885  12,136,801       0.1%
#*  Otonomy, Inc.                                                   78,979     234,963       0.0%
#   Owens & Minor, Inc.                                            679,419  16,693,325       0.1%
#*  Pain Therapeutics, Inc.                                          6,279      22,165       0.0%
#   Patterson Cos., Inc.                                            43,129   1,595,773       0.0%
#*  PDL BioPharma, Inc.                                            855,377   2,531,916       0.0%
#*  Pfenex, Inc.                                                    27,977      88,407       0.0%
*   PharMerica Corp.                                               268,015   7,852,839       0.1%
    Phibro Animal Health Corp. Class A                             161,186   6,068,653       0.0%
#*  Prestige Brands Holdings, Inc.                                 560,519  26,288,341       0.2%
*   ProPhase Labs, Inc.                                              4,317       9,195       0.0%
*   Proteostasis Therapeutics, Inc.                                  3,563       6,698       0.0%
*   Providence Service Corp. (The)                                 181,853  10,111,027       0.1%
    Psychemedics Corp.                                              48,591     850,343       0.0%
#*  PTC Therapeutics, Inc.                                         220,991   4,141,371       0.0%
*   Quality Systems, Inc.                                          671,497   9,447,963       0.1%
#*  Quidel Corp.                                                   277,540  11,365,263       0.1%
#*  Quorum Health Corp.                                            184,552   1,055,637       0.0%
#*  R1 RCM, Inc.                                                   102,891     390,986       0.0%
#*  RadNet, Inc.                                                   565,862   6,196,189       0.0%
#*  Recro Pharma, Inc.                                              62,023     535,258       0.0%
#*  REGENXBIO, Inc.                                                  3,628     108,659       0.0%
#*  Repligen Corp.                                                 175,217   6,518,072       0.0%
#*  Retrophin, Inc.                                                344,981   8,579,677       0.1%
*   RTI Surgical, Inc.                                             628,357   2,827,606       0.0%
#*  Sangamo Therapeutics, Inc.                                      83,578   1,036,367       0.0%
#*  Savara, Inc.                                                     2,000      18,620       0.0%
#*  SCYNEXIS, Inc.                                                  16,719      33,104       0.0%
*   SeaSpine Holdings Corp.                                         96,776     969,696       0.0%
*   Select Medical Holdings Corp.                                1,235,178  23,653,659       0.1%
#   Simulations Plus, Inc.                                         131,221   2,138,902       0.0%
#*  Soligenix, Inc.                                                  5,500      11,055       0.0%
*   Sonoma Pharmaceuticals, Inc.                                     2,032       8,697       0.0%
#*  Spectrum Pharmaceuticals, Inc.                                 844,142  16,536,742       0.1%
#*  Stemline Therapeutics, Inc.                                     70,785     966,215       0.0%
#*  Sucampo Pharmaceuticals, Inc. Class A                          431,780   4,317,800       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Health Care -- (Continued)
#*  Supernus Pharmaceuticals, Inc.                               478,161 $   19,891,498       0.1%
#*  Surgery Partners, Inc.                                       162,536      1,503,458       0.0%
*   Surmodics, Inc.                                              187,564      5,580,029       0.0%
#*  Syndax Pharmaceuticals, Inc.                                  20,621        230,543       0.0%
#*  Tenet Healthcare Corp.                                       512,985      7,325,426       0.1%
#*  Tetraphase Pharmaceuticals, Inc.                             447,136      2,687,287       0.0%
#*  Tivity Health, Inc.                                          340,208     15,734,620       0.1%
#*  Trevena, Inc.                                                560,685        841,028       0.0%
#*  Triple-S Management Corp. Class B                            181,910      4,367,659       0.0%
#   US Physical Therapy, Inc.                                    127,959      8,694,814       0.1%
    Utah Medical Products, Inc.                                   31,475      2,373,215       0.0%
#*  Varex Imaging Corp.                                           54,923      1,887,704       0.0%
*   Verastem, Inc.                                               116,428        444,755       0.0%
#*  Versartis, Inc.                                               19,567         35,221       0.0%
#*  Vital Therapies, Inc.                                          7,600         44,840       0.0%
#*  Voyager Therapeutics, Inc.                                    34,658        729,897       0.0%
#*  Zafgen, Inc.                                                 111,572        397,196       0.0%
#*  Zogenix, Inc.                                                137,789      5,167,087       0.0%
                                                                         --------------       ---
Total Health Care                                                         1,409,811,560       8.3%
                                                                         --------------       ---
Industrials -- (16.4%)
#   AAON, Inc.                                                   503,101     17,608,535       0.1%
#   AAR Corp.                                                    267,276     10,394,364       0.1%
#   ABM Industries, Inc.                                         684,041     28,709,201       0.2%
#*  Acacia Research Corp.                                        280,882      1,263,969       0.0%
*   ACCO Brands Corp.                                            971,373     12,676,418       0.1%
    Acme United Corp.                                             13,958        314,055       0.0%
#   Actuant Corp. Class A                                        581,634     14,831,667       0.1%
#   Advanced Drainage Systems, Inc.                              151,063      2,953,282       0.0%
*   Advisory Board Co. (The)                                     384,600     20,739,555       0.1%
#*  Aegion Corp.                                                 253,185      5,896,679       0.0%
*   AeroCentury Corp.                                              2,989         41,995       0.0%
#*  Aerojet Rocketdyne Holdings, Inc.                            685,099     21,635,426       0.1%
#*  Aerovironment, Inc.                                          376,800     19,277,088       0.1%
#   Air Lease Corp.                                               89,393      3,884,126       0.0%
*   Air Transport Services Group, Inc.                           583,489     14,120,434       0.1%
    Aircastle, Ltd.                                              549,586     12,783,370       0.1%
#   Alamo Group, Inc.                                             82,514      8,705,227       0.1%
#   Albany International Corp. Class A                           288,573     17,415,381       0.1%
#   Allegiant Travel Co.                                         153,477     20,934,263       0.1%
    Allied Motion Technologies, Inc.                             106,941      3,037,124       0.0%
#*  Alpha PRO Tech, Ltd.                                          20,453         84,880       0.0%
    Altra Industrial Motion Corp.                                266,020     12,742,358       0.1%
#   AMERCO                                                        10,475      4,112,904       0.0%
*   Ameresco, Inc. Class A                                       106,044        816,539       0.0%
#   American Railcar Industries, Inc.                            111,040      4,419,392       0.0%
*   American Superconductor Corp.                                  2,808         11,794       0.0%
#*  American Woodmark Corp.                                      166,327     16,067,188       0.1%
*   AMREP Corp.                                                    8,340         59,297       0.0%
#   Apogee Enterprises, Inc.                                     300,647     14,349,881       0.1%
    Applied Industrial Technologies, Inc.                        403,226     25,665,335       0.2%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
*   ARC Document Solutions, Inc.                                   434,663 $ 1,921,210       0.0%
    ArcBest Corp.                                                  193,647   6,312,892       0.0%
#   Argan, Inc.                                                    164,248  11,292,050       0.1%
*   Armstrong Flooring, Inc.                                       257,206   3,806,649       0.0%
#*  Armstrong World Industries, Inc.                               528,717  27,017,439       0.2%
#*  Arotech Corp.                                                  109,097     436,388       0.0%
*   Art's-Way Manufacturing Co., Inc.                                  400       1,060       0.0%
    Astec Industries, Inc.                                         239,740  12,454,493       0.1%
#*  Astronics Corp.                                                182,735   6,286,084       0.0%
*   Atkore International Group, Inc.                                57,635   1,112,932       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                             190,274  11,673,310       0.1%
*   Avalon Holdings Corp. Class A                                   41,336      85,351       0.0%
#*  Avis Budget Group, Inc.                                        390,776  16,119,510       0.1%
#*  Axon Enterprise, Inc.                                          494,950  11,369,001       0.1%
#   AZZ, Inc.                                                      268,869  12,851,938       0.1%
#*  Babcock & Wilcox Enterprises, Inc.                             207,805     910,186       0.0%
    Barnes Group, Inc.                                             554,456  36,089,541       0.2%
    Barrett Business Services, Inc.                                 99,444   6,045,201       0.0%
*   Beacon Roofing Supply, Inc.                                    682,180  37,799,594       0.2%
#   BG Staffing, Inc.                                                3,426      57,831       0.0%
*   Blue Bird Corp.                                                 21,698     448,064       0.0%
#*  BlueLinx Holdings, Inc.                                         49,121     428,335       0.0%
#*  BMC Stock Holdings, Inc.                                       250,703   5,377,579       0.0%
    Brady Corp. Class A                                            454,449  17,291,784       0.1%
    Briggs & Stratton Corp.                                        311,837   7,858,292       0.1%
    Brink's Co. (The)                                              471,625  35,890,662       0.2%
*   Broadwind Energy, Inc.                                          21,805      60,073       0.0%
#*  Builders FirstSource, Inc.                                   1,062,117  19,139,348       0.1%
#*  CAI International, Inc.                                        168,068   6,221,877       0.0%
*   Casella Waste Systems, Inc. Class A                            799,553  14,759,748       0.1%
*   CBIZ, Inc.                                                     437,359   7,413,235       0.0%
    CECO Environmental Corp.                                       324,309   2,844,190       0.0%
#   Celadon Group, Inc.                                            180,203   1,324,492       0.0%
#*  Cenveo, Inc.                                                     7,578       9,473       0.0%
#*  Chart Industries, Inc.                                         490,693  21,345,145       0.1%
#   Chicago Bridge & Iron Co. NV                                   305,185   4,254,279       0.0%
    Chicago Rivet & Machine Co.                                      4,772     144,639       0.0%
#   CIRCOR International, Inc.                                     184,701   8,117,609       0.1%
*   Civeo Corp.                                                     18,074      37,775       0.0%
#*  Clean Harbors, Inc.                                            575,846  30,813,519       0.2%
    Columbus McKinnon Corp.                                        188,804   7,469,086       0.0%
    Comfort Systems USA, Inc.                                      372,873  16,518,274       0.1%
*   Commercial Vehicle Group, Inc.                                 434,507   3,528,197       0.0%
    CompX International, Inc.                                        9,814     145,738       0.0%
#*  Continental Building Products, Inc.                            416,079  11,109,309       0.1%
*   Continental Materials Corp.                                        397       7,642       0.0%
    Copa Holdings SA Class A                                        78,211   9,634,813       0.1%
    Costamare, Inc.                                                 17,852     110,861       0.0%
#   Covanta Holding Corp.                                        1,413,206  22,752,617       0.1%
#*  Covenant Transportation Group, Inc. Class A                    152,688   4,534,834       0.0%
#*  CPI Aerostructures, Inc.                                        87,642     819,453       0.0%
    CRA International, Inc.                                         60,770   2,568,140       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
*   CSW Industrials, Inc.                                         38,180 $ 1,872,729       0.0%
#   Cubic Corp.                                                  268,832  14,664,786       0.1%
    Curtiss-Wright Corp.                                         155,601  18,399,818       0.1%
#   Deluxe Corp.                                                 397,321  27,673,408       0.2%
    DMC Global, Inc.                                             133,164   2,896,317       0.0%
#   Douglas Dynamics, Inc.                                       308,547  12,943,547       0.1%
#*  Ducommun, Inc.                                                95,683   3,154,669       0.0%
*   DXP Enterprises, Inc.                                        251,870   8,077,471       0.1%
#*  Dycom Industries, Inc.                                       329,337  28,925,669       0.2%
    Eastern Co. (The)                                             21,926     633,661       0.0%
#*  Echo Global Logistics, Inc.                                  252,287   6,067,502       0.0%
    Ecology and Environment, Inc. Class A                         10,494     123,305       0.0%
    EMCOR Group, Inc.                                            403,705  32,502,290       0.2%
    Encore Wire Corp.                                            161,052   7,271,498       0.0%
    EnerSys                                                      434,285  30,126,350       0.2%
*   Engility Holdings, Inc.                                      184,515   6,212,620       0.0%
    Ennis, Inc.                                                  146,556   2,953,103       0.0%
    EnPro Industries, Inc.                                       210,805  17,652,811       0.1%
#   EnviroStar, Inc.                                               7,443     198,728       0.0%
#   ESCO Technologies, Inc.                                      210,875  12,220,206       0.1%
    Espey Manufacturing & Electronics Corp.                       13,081     297,462       0.0%
    Essendant, Inc.                                              375,077   3,630,745       0.0%
*   Esterline Technologies Corp.                                 284,060  26,943,091       0.2%
    Exponent, Inc.                                               253,767  18,740,693       0.1%
    Federal Signal Corp.                                         706,459  15,082,900       0.1%
    Forrester Research, Inc.                                     187,309   8,185,403       0.1%
    Forward Air Corp.                                            309,829  17,796,578       0.1%
*   Franklin Covey Co.                                           140,566   2,726,980       0.0%
    Franklin Electric Co., Inc.                                  464,848  21,150,584       0.1%
    FreightCar America, Inc.                                     115,580   2,163,658       0.0%
#*  FTI Consulting, Inc.                                         415,082  17,744,755       0.1%
#*  Fuel Tech, Inc.                                               23,232      21,164       0.0%
#*  FuelCell Energy, Inc.                                          4,907      10,746       0.0%
#   GATX Corp.                                                   291,253  17,303,341       0.1%
*   Gencor Industries, Inc.                                       43,442     786,300       0.0%
#*  Generac Holdings, Inc.                                       642,481  33,466,835       0.2%
#   General Cable Corp.                                          172,709   3,618,254       0.0%
#*  Gibraltar Industries, Inc.                                   258,519   8,595,757       0.1%
    Global Brass & Copper Holdings, Inc.                         273,129   9,559,515       0.1%
*   GMS, Inc.                                                     21,722     739,634       0.0%
#*  Goldfield Corp. (The)                                        492,563   2,832,237       0.0%
    Gorman-Rupp Co. (The)                                        369,368  11,812,389       0.1%
*   GP Strategies Corp.                                          180,416   5,241,085       0.0%
    Graham Corp.                                                  69,792   1,344,892       0.0%
#   Granite Construction, Inc.                                   486,340  30,974,995       0.2%
*   Great Lakes Dredge & Dock Corp.                              565,190   2,882,469       0.0%
#   Greenbrier Cos., Inc. (The)                                  199,216  10,399,075       0.1%
#   Griffon Corp.                                                268,698   6,059,140       0.0%
#   H&E Equipment Services, Inc.                                 439,423  14,474,594       0.1%
    Hardinge, Inc.                                               102,194   1,690,289       0.0%
*   Harsco Corp.                                                 623,390  13,247,037       0.1%
#*  Hawaiian Holdings, Inc.                                      578,979  19,395,796       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
#*  HC2 Holdings, Inc.                                              13,289 $    72,159       0.0%
#   Healthcare Services Group, Inc.                                631,058  33,376,658       0.2%
#   Heartland Express, Inc.                                        832,530  17,757,865       0.1%
    Heidrick & Struggles International, Inc.                       180,970   4,497,105       0.0%
#*  Herc Holdings, Inc.                                            197,444   9,568,136       0.1%
*   Heritage-Crystal Clean, Inc.                                    51,645   1,009,660       0.0%
#   Herman Miller, Inc.                                            597,125  20,063,400       0.1%
#*  Hertz Global Holdings, Inc.                                    414,897  10,318,488       0.1%
#*  Hill International, Inc.                                       417,106   2,210,662       0.0%
    Hillenbrand, Inc.                                              610,410  24,141,715       0.1%
#   HNI Corp.                                                      420,650  14,394,643       0.1%
*   Houston Wire & Cable Co.                                       180,344     964,840       0.0%
*   Hub Group, Inc. Class A                                        356,819  15,450,263       0.1%
*   Hudson Global, Inc.                                            120,131     181,398       0.0%
#*  Hudson Technologies, Inc.                                      824,080   4,878,554       0.0%
    Hurco Cos., Inc.                                                45,796   2,049,371       0.0%
*   Huron Consulting Group, Inc.                                   207,501   7,594,537       0.1%
#*  Huttig Building Products, Inc.                                 127,482     856,679       0.0%
    Hyster-Yale Materials Handling, Inc.                           124,738   9,790,686       0.1%
*   ICF International, Inc.                                        151,252   8,122,232       0.1%
#*  IES Holdings, Inc.                                             233,634   4,368,956       0.0%
*   InnerWorkings, Inc.                                            916,571   9,972,292       0.1%
*   Innovative Solutions & Support, Inc.                            46,017     149,095       0.0%
    Insperity, Inc.                                                223,922  21,250,198       0.1%
#   Insteel Industries, Inc.                                       378,597   9,673,153       0.1%
    Interface, Inc.                                                637,947  14,545,192       0.1%
*   Intersections, Inc.                                             93,658     231,335       0.0%
    ITT, Inc.                                                      137,949   6,433,941       0.0%
#   John Bean Technologies Corp.                                   300,070  32,077,483       0.2%
    Kadant, Inc.                                                    49,765   5,653,304       0.0%
#   Kaman Corp.                                                    278,483  15,578,339       0.1%
#   KBR, Inc.                                                    1,662,095  32,626,925       0.2%
    Kelly Services, Inc. Class A                                   243,007   6,393,514       0.0%
#   Kelly Services, Inc. Class B                                       350       9,256       0.0%
#   Kennametal, Inc.                                               852,092  37,193,816       0.2%
#*  Key Technology, Inc.                                            20,756     349,116       0.0%
#*  KEYW Holding Corp. (The)                                        39,477     298,051       0.0%
    Kforce, Inc.                                                   462,234   9,683,802       0.1%
    Kimball International, Inc. Class B                            683,100  13,095,027       0.1%
#*  Kirby Corp.                                                    266,559  18,885,705       0.1%
#*  KLX, Inc.                                                      548,823  30,108,430       0.2%
#*  Knight-Swift Transportation Holdings, Inc.                   1,486,046  61,596,607       0.4%
    Knoll, Inc.                                                    497,144  10,549,396       0.1%
    Korn/Ferry International                                       622,222  26,027,546       0.2%
#*  Kratos Defense & Security Solutions, Inc.                    1,472,568  17,729,719       0.1%
    Landstar System, Inc.                                          297,355  29,363,806       0.2%
*   Lawson Products, Inc.                                           87,474   2,199,971       0.0%
#*  Layne Christensen Co.                                          137,992   1,822,874       0.0%
    LB Foster Co. Class A                                           90,884   2,263,012       0.0%
#   Lindsay Corp.                                                   77,342   7,081,434       0.0%
    LS Starrett Co. (The) Class A                                   32,592     277,032       0.0%
    LSC Communications, Inc.                                       198,920   3,218,526       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    LSI Industries, Inc.                                           234,080 $ 1,626,856       0.0%
*   Lydall, Inc.                                                   131,203   7,583,533       0.1%
#*  Manitex International, Inc.                                      8,718      79,159       0.0%
#*  Manitowoc Co., Inc. (The)                                    2,146,982  20,439,269       0.1%
    Marten Transport, Ltd.                                         376,106   7,390,483       0.0%
#*  Masonite International Corp.                                    40,679   2,729,561       0.0%
#*  MasTec, Inc.                                                   740,745  32,259,445       0.2%
*   Mastech Digital, Inc.                                            4,635      59,096       0.0%
    Matson, Inc.                                                   432,256  11,770,331       0.1%
    Matthews International Corp. Class A                           337,426  21,207,224       0.1%
#   Maxar Technologies, Ltd.                                       167,898  10,627,943       0.1%
#   McGrath RentCorp                                               182,375   8,152,162       0.1%
#*  Mercury Systems, Inc.                                          424,771  21,438,192       0.1%
#*  Meritor, Inc.                                                1,304,954  33,941,854       0.2%
*   Milacron Holdings Corp.                                         56,407   1,012,506       0.0%
    Miller Industries, Inc.                                         72,570   2,050,103       0.0%
*   Mistras Group, Inc.                                            263,020   5,526,050       0.0%
#   Mobile Mini, Inc.                                              399,853  13,235,134       0.1%
*   Moog, Inc. Class A                                             308,456  27,070,099       0.2%
*   Moog, Inc. Class B                                              10,012     888,965       0.0%
*   MRC Global, Inc.                                             1,189,606  20,401,743       0.1%
    MSA Safety, Inc.                                               372,301  29,597,929       0.2%
    Mueller Industries, Inc.                                       581,212  20,197,117       0.1%
    Mueller Water Products, Inc. Class A                         1,965,741  23,470,948       0.1%
#   Multi-Color Corp.                                              163,640  13,533,028       0.1%
*   MYR Group, Inc.                                                171,426   5,466,775       0.0%
#   National Presto Industries, Inc.                                29,043   3,395,127       0.0%
*   Navigant Consulting, Inc.                                      387,362   6,705,236       0.0%
#*  Navistar International Corp.                                   437,973  18,530,638       0.1%
*   NCI Building Systems, Inc.                                     349,271   5,570,872       0.0%
*   Nexeo Solutions, Inc.                                           12,847      94,939       0.0%
*   NL Industries, Inc.                                            333,104   4,330,352       0.0%
#   NN, Inc.                                                       257,479   7,608,504       0.1%
#*  Northwest Pipe Co.                                             110,998   2,024,604       0.0%
#*  NOW, Inc.                                                    1,058,001  13,246,173       0.1%
#*  NV5 Global, Inc.                                                95,790   5,565,399       0.0%
#   Omega Flex, Inc.                                                39,785   2,565,735       0.0%
*   On Assignment, Inc.                                            542,227  33,195,137       0.2%
#*  Orion Energy Systems, Inc.                                      28,844      24,806       0.0%
*   Orion Group Holdings, Inc.                                     201,181   1,448,503       0.0%
*   PAM Transportation Services, Inc.                               29,168     853,747       0.0%
    Park-Ohio Holdings Corp.                                       108,913   5,135,248       0.0%
#*  Patrick Industries, Inc.                                       157,455  14,643,315       0.1%
*   Patriot Transportation Holding, Inc.                            12,982     245,490       0.0%
#*  Pendrell Corp.                                                  29,908     193,804       0.0%
*   Performant Financial Corp.                                     247,283     459,946       0.0%
*   Perma-Pipe International Holdings, Inc.                         39,691     331,420       0.0%
*   PGT Innovations, Inc.                                          898,371  12,667,031       0.1%
#   Pitney Bowes, Inc.                                           1,112,515  15,285,956       0.1%
*   Ply Gem Holdings, Inc.                                         296,684   5,013,960       0.0%
#   Powell Industries, Inc.                                         87,843   2,545,690       0.0%
    Preformed Line Products Co.                                     24,739   1,759,190       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Primoris Services Corp.                                        496,580 $14,038,317       0.1%
#*  Proto Labs, Inc.                                               214,074  18,677,956       0.1%
    Quad/Graphics, Inc.                                            174,960   3,987,338       0.0%
#   Quanex Building Products Corp.                                 343,509   7,540,023       0.1%
*   Radiant Logistics, Inc.                                        285,654   1,393,992       0.0%
    Raven Industries, Inc.                                         351,316  11,821,783       0.1%
#*  RBC Bearings, Inc.                                             255,157  31,593,540       0.2%
*   RCM Technologies, Inc.                                         144,218     853,771       0.0%
    Regal Beloit Corp.                                             279,801  22,705,851       0.1%
    Resources Connection, Inc.                                     323,964   5,102,433       0.0%
#*  Revolution Lighting Technologies, Inc.                           1,600       8,896       0.0%
*   Rexnord Corp.                                                1,019,505  26,017,768       0.2%
*   Roadrunner Transportation Systems, Inc.                        231,094   2,033,627       0.0%
*   RPX Corp.                                                      400,635   5,216,268       0.0%
#   RR Donnelley & Sons Co.                                        115,257   1,060,364       0.0%
*   Rush Enterprises, Inc. Class A                                 224,886  11,419,711       0.1%
*   Rush Enterprises, Inc. Class B                                  49,400   2,350,946       0.0%
    Ryder System, Inc.                                              19,550   1,585,114       0.0%
*   Saia, Inc.                                                     236,957  15,354,814       0.1%
#*  Scorpio Bulkers, Inc.                                           79,476     635,808       0.0%
    Servotronics, Inc.                                               1,500      13,155       0.0%
*   SIFCO Industries, Inc.                                          18,366     134,072       0.0%
#   Simpson Manufacturing Co., Inc.                                480,682  26,793,215       0.2%
#*  Sino-Global Shipping America, Ltd.                              60,808     166,006       0.0%
#   SkyWest, Inc.                                                  339,866  16,007,689       0.1%
*   SP Plus Corp.                                                  213,526   8,274,132       0.1%
    Spartan Motors, Inc.                                           368,198   5,946,398       0.0%
*   Sparton Corp.                                                  134,790   3,139,259       0.0%
#*  Spirit Airlines, Inc.                                          451,777  16,756,409       0.1%
#*  SPX Corp.                                                      238,827   6,995,243       0.0%
#*  SPX FLOW, Inc.                                                 378,135  15,590,506       0.1%
    Standex International Corp.                                    130,386  13,501,470       0.1%
    Steelcase, Inc. Class A                                        869,208  12,646,976       0.1%
#*  Sterling Construction Co., Inc.                                381,424   6,808,418       0.0%
#   Sun Hydraulics Corp.                                           252,292  14,514,359       0.1%
#*  Sunrun, Inc.                                                     4,220      24,223       0.0%
#*  Taylor Devices, Inc.                                               769       9,766       0.0%
#*  Team, Inc.                                                     231,059   2,842,026       0.0%
#*  Tel-Instrument Electronics Corp.                                 8,400      24,360       0.0%
#   Tennant Co.                                                    172,264  11,946,508       0.1%
#   Terex Corp.                                                  1,178,314  55,510,373       0.3%
    Tetra Tech, Inc.                                               668,920  32,944,310       0.2%
#*  Textainer Group Holdings, Ltd.                                 219,790   4,296,895       0.0%
#*  Thermon Group Holdings, Inc.                                   363,804   7,825,424       0.1%
#   Timken Co. (The)                                               616,372  29,061,940       0.2%
#   Titan International, Inc.                                      534,032   5,201,472       0.0%
#*  Titan Machinery, Inc.                                          150,980   2,248,092       0.0%
#*  TPI Composites, Inc.                                            36,883     923,919       0.0%
*   Transcat, Inc.                                                   5,600      71,120       0.0%
#*  Trex Co., Inc.                                                 298,796  32,703,222       0.2%
*   TriMas Corp.                                                   424,648  11,274,404       0.1%
*   TriNet Group, Inc.                                             283,810   9,853,883       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Industrials -- (Continued)
    Triton International, Ltd.                                     483,356 $   19,285,904       0.1%
#   Triumph Group, Inc.                                            447,620     13,898,601       0.1%
#*  TrueBlue, Inc.                                                 434,100     11,764,110       0.1%
#*  Tutor Perini Corp.                                             371,282     10,470,152       0.1%
#*  Twin Disc, Inc.                                                 99,925      2,133,399       0.0%
*   Ultralife Corp.                                                 91,090        683,175       0.0%
#   UniFirst Corp.                                                 179,908     28,335,510       0.2%
    Universal Forest Products, Inc.                                188,840     21,320,036       0.1%
#   Universal Logistics Holdings, Inc.                              90,196      1,948,234       0.0%
#   US Ecology, Inc.                                               213,462     10,150,118       0.1%
#*  USA Truck, Inc.                                                 80,583      1,136,220       0.0%
    Valmont Industries, Inc.                                       238,545     37,904,800       0.2%
*   Vectrus, Inc.                                                  130,552      3,983,142       0.0%
*   Veritiv Corp.                                                   51,916      1,669,099       0.0%
    Viad Corp.                                                     152,470      8,850,883       0.1%
*   Vicor Corp.                                                    106,964      2,305,074       0.0%
*   Virco Manufacturing Corp.                                       30,131        170,240       0.0%
#*  Volt Information Sciences, Inc.                                137,838        592,703       0.0%
#   VSE Corp.                                                       50,301      2,469,779       0.0%
#   Wabash National Corp.                                          751,453     16,907,692       0.1%
#*  WageWorks, Inc.                                                 43,765      2,790,019       0.0%
    Watsco, Inc. Class B                                            10,490      1,747,949       0.0%
    Watts Water Technologies, Inc. Class A                         272,095     18,339,203       0.1%
#*  Welbilt, Inc.                                                1,822,517     40,204,725       0.2%
#   Werner Enterprises, Inc.                                       963,865     34,361,787       0.2%
#*  Wesco Aircraft Holdings, Inc.                                  764,737      6,920,870       0.0%
*   WESCO International, Inc.                                      544,795     34,403,804       0.2%
#*  Willdan Group, Inc.                                            183,679      5,521,391       0.0%
*   Willis Lease Finance Corp.                                      26,350        661,122       0.0%
*   Xerium Technologies, Inc.                                       80,470        378,209       0.0%
*   YRC Worldwide, Inc.                                            681,273      9,176,747       0.1%
                                                                           --------------      ----
Total Industrials                                                           3,356,796,842      19.8%
                                                                           --------------      ----
Information Technology -- (12.4%)
#*  Acacia Communications, Inc.                                     18,010        762,003       0.0%
#*  ACI Worldwide, Inc.                                          1,130,914     27,232,409       0.2%
*   Actua Corp.                                                    563,658      8,708,516       0.1%
#*  Acxiom Corp.                                                   792,179     19,931,224       0.1%
    ADTRAN, Inc.                                                   582,051     12,281,276       0.1%
*   Advanced Energy Industries, Inc.                               443,745     37,594,076       0.2%
*   Agilysys, Inc.                                                 255,549      3,135,586       0.0%
*   Alpha & Omega Semiconductor, Ltd.                              222,216      4,095,441       0.0%
#*  Ambarella, Inc.                                                 61,377      3,464,118       0.0%
    American Software, Inc. Class A                                284,669      3,532,742       0.0%
*   Amkor Technology, Inc.                                       2,409,982     27,883,492       0.2%
#*  Amtech Systems, Inc.                                           108,523      1,580,095       0.0%
#*  ANGI Homeservices, Inc. Class A                                186,157      2,326,963       0.0%
*   Anixter International, Inc.                                    320,366     22,009,144       0.1%
#*  Applied Optoelectronics, Inc.                                   63,207      2,575,053       0.0%
    AstroNova, Inc.                                                 30,318        377,459       0.0%
#*  Asure Software, Inc.                                            84,188        949,641       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
*   AutoWeb, Inc.                                                   58,232 $   402,965       0.0%
*   Aviat Networks, Inc.                                            25,167     417,772       0.0%
#*  Avid Technology, Inc.                                          679,590   3,017,380       0.0%
    AVX Corp.                                                      415,301   7,824,271       0.1%
*   Aware, Inc.                                                    122,298     568,686       0.0%
#*  Axcelis Technologies, Inc.                                     475,674  15,649,675       0.1%
#*  AXT, Inc.                                                      450,989   4,194,198       0.0%
#   Badger Meter, Inc.                                             279,477  12,241,093       0.1%
*   Bankrate, Inc.                                                 436,052   6,061,123       0.0%
*   Barracuda Networks, Inc.                                       472,677  11,018,101       0.1%
*   Bazaarvoice, Inc.                                              765,524   3,693,653       0.0%
    Bel Fuse, Inc. Class A                                           8,954     252,637       0.0%
    Bel Fuse, Inc. Class B                                         120,974   3,913,509       0.0%
#   Belden, Inc.                                                   474,169  37,890,845       0.2%
*   Benchmark Electronics, Inc.                                    258,027   7,985,936       0.1%
    Black Box Corp.                                                229,748     712,219       0.0%
#   Blackbaud, Inc.                                                335,031  33,938,640       0.2%
#*  Blackhawk Network Holdings, Inc.                               575,742  19,546,441       0.1%
*   Blucora, Inc.                                                  304,434   6,606,218       0.0%
#*  Bottomline Technologies de, Inc.                               218,750   7,122,500       0.1%
#*  BroadVision, Inc.                                               18,154      75,339       0.0%
    Brooks Automation, Inc.                                        533,934  18,361,990       0.1%
*   BSQUARE Corp.                                                  135,364     724,197       0.0%
    Cabot Microelectronics Corp.                                   246,691  23,847,619       0.1%
*   CACI International, Inc. Class A                               233,987  33,635,631       0.2%
#*  CalAmp Corp.                                                   703,464  15,989,737       0.1%
*   Calix, Inc.                                                    809,090   4,449,995       0.0%
#*  Carbonite, Inc.                                                518,649  11,773,332       0.1%
#*  Cardtronics P.L.C. Class A                                     432,340   9,900,586       0.1%
#*  Cars.com, Inc.                                                 290,527   6,920,353       0.0%
    Cass Information Systems, Inc.                                  95,423   6,154,783       0.0%
*   Ceva, Inc.                                                     166,167   8,025,866       0.1%
#*  Ciena Corp.                                                  1,263,393  26,872,369       0.2%
#*  Cimpress NV                                                    314,031  34,273,343       0.2%
#*  Cirrus Logic, Inc.                                             553,076  30,972,256       0.2%
*   Clearfield, Inc.                                               115,440   1,581,528       0.0%
#*  Coherent, Inc.                                                 131,601  34,572,899       0.2%
    Cohu, Inc.                                                     253,398   6,537,668       0.0%
#*  CommerceHub, Inc. Series A                                      68,159   1,521,990       0.0%
    Communications Systems, Inc.                                    32,263     139,699       0.0%
    Computer Task Group, Inc.                                      146,095     736,319       0.0%
#*  comScore, Inc.                                                     740      22,104       0.0%
#   Comtech Telecommunications Corp.                               214,980   4,624,220       0.0%
    Concurrent Computer Corp.                                       48,574     298,244       0.0%
#*  Conduent, Inc.                                               1,992,397  30,842,306       0.2%
#*  Control4 Corp.                                                 355,397  10,466,442       0.1%
#   Convergys Corp.                                                685,884  17,647,795       0.1%
*   CoreLogic, Inc.                                                287,604  13,488,628       0.1%
*   Cray, Inc.                                                     359,242   7,418,347       0.1%
#*  Cree, Inc.                                                   1,079,907  38,552,680       0.2%
    CSG Systems International, Inc.                                313,533  13,274,987       0.1%
    CSP, Inc.                                                       11,984     133,142       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
    CTS Corp.                                                      235,484 $ 6,405,165       0.0%
#*  CUI Global, Inc.                                                13,823      42,990       0.0%
#*  CVD Equipment Corp.                                              8,212      95,341       0.0%
#*  CyberOptics Corp.                                              127,471   1,835,582       0.0%
#   Daktronics, Inc.                                               633,951   6,510,677       0.0%
*   DASAN Zhone Solutions, Inc.                                      3,655      23,611       0.0%
#*  Data I/O Corp.                                                  99,796   1,271,401       0.0%
#*  Datawatch Corp.                                                 12,178     152,834       0.0%
*   DHI Group, Inc.                                                759,423   1,670,731       0.0%
#   Diebold Nixdorf, Inc.                                          493,640   9,527,252       0.1%
*   Digi International, Inc.                                       149,746   1,557,358       0.0%
*   Diodes, Inc.                                                   468,851  16,100,343       0.1%
*   DSP Group, Inc.                                                194,968   2,612,571       0.0%
    DST Systems, Inc.                                               77,952   4,569,546       0.0%
#*  Eastman Kodak Co.                                              142,481     762,273       0.0%
#   Ebix, Inc.                                                     166,210  11,293,969       0.1%
#*  Edgewater Technology, Inc.                                      45,468     295,997       0.0%
*   eGain Corp.                                                      7,411      24,456       0.0%
*   Electro Scientific Industries, Inc.                            570,491  10,206,084       0.1%
#*  Electronics for Imaging, Inc.                                  483,742  14,928,278       0.1%
#*  Ellie Mae, Inc.                                                178,700  16,074,065       0.1%
#*  eMagin Corp.                                                    18,201      39,132       0.0%
*   Emcore Corp.                                                   190,933   1,575,197       0.0%
#*  Endurance International Group Holdings, Inc.                     5,294      43,411       0.0%
    Entegris, Inc.                                               1,363,124  44,642,311       0.3%
#*  Envestnet, Inc.                                                 74,326   3,969,008       0.0%
*   ePlus, Inc.                                                     57,406   5,488,014       0.0%
*   Everi Holdings, Inc.                                           547,244   4,536,653       0.0%
*   Evolving Systems, Inc.                                           9,500      43,700       0.0%
*   Exa Corp.                                                       18,129     439,447       0.0%
*   ExlService Holdings, Inc.                                      330,047  20,601,534       0.1%
*   Extreme Networks, Inc.                                         890,846  10,690,152       0.1%
#*  Fabrinet                                                       412,877  15,350,767       0.1%
    Fair Isaac Corp.                                                84,203  12,222,907       0.1%
#*  FARO Technologies, Inc.                                        167,353   8,668,885       0.1%
#*  Finisar Corp.                                                1,216,252  28,630,572       0.2%
*   Finjan Holdings, Inc.                                          191,286     395,962       0.0%
#*  First Solar, Inc.                                              101,574   5,568,287       0.0%
#*  Fitbit, Inc. Class A                                           141,307     867,625       0.0%
*   FormFactor, Inc.                                               848,055  15,434,601       0.1%
*   Frequency Electronics, Inc.                                     47,309     439,974       0.0%
    GlobalSCAPE, Inc.                                               82,072     332,392       0.0%
#*  Globant SA                                                      19,862     749,195       0.0%
*   Glu Mobile, Inc.                                               238,214     955,238       0.0%
#*  GrubHub, Inc.                                                   85,737   5,231,672       0.0%
#*  GSE Systems, Inc.                                               72,970     255,395       0.0%
#*  GSI Technology, Inc.                                           127,890     884,999       0.0%
#*  GTT Communications, Inc.                                       479,281  17,469,792       0.1%
    Hackett Group, Inc. (The)                                      554,431   8,560,415       0.1%
#*  Harmonic, Inc.                                               1,526,920   5,649,604       0.0%
#*  ID Systems, Inc.                                                38,571     287,354       0.0%
*   IEC Electronics Corp.                                           24,655     111,071       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#*  II-VI, Inc.                                                    570,690 $25,795,188       0.2%
#*  Image Sensing Systems, Inc.                                     27,942      93,606       0.0%
#*  Infinera Corp.                                               1,204,645  10,082,879       0.1%
*   Innodata, Inc.                                                  71,340      92,742       0.0%
#*  Inphi Corp.                                                    118,974   4,875,555       0.0%
#*  Inseego Corp.                                                    6,875      10,313       0.0%
*   Insight Enterprises, Inc.                                      276,301  12,447,360       0.1%
#*  Integrated Device Technology, Inc.                           1,356,144  42,135,394       0.3%
*   Intelligent Systems Corp.                                       32,937     126,840       0.0%
    InterDigital, Inc.                                             340,815  24,998,780       0.2%
#*  Internap Corp.                                                 561,147   2,609,334       0.0%
*   inTEST Corp.                                                    70,034     602,292       0.0%
*   Intevac, Inc.                                                  189,438   1,591,279       0.0%
*   IntriCon Corp.                                                  21,812     245,385       0.0%
#*  Iteris, Inc.                                                    24,274     167,733       0.0%
*   Itron, Inc.                                                    390,771  30,538,754       0.2%
*   IXYS Corp.                                                     304,936   7,531,919       0.1%
#   j2 Global, Inc.                                                229,175  16,991,034       0.1%
#*  Kemet Corp.                                                    905,167  23,253,740       0.1%
*   Key Tronic Corp.                                                55,537     418,194       0.0%
*   Kimball Electronics, Inc.                                      185,489   4,080,758       0.0%
#*  Knowles Corp.                                                  390,872   6,472,840       0.0%
#*  Kopin Corp.                                                    552,578   1,939,549       0.0%
*   Kulicke & Soffa Industries, Inc.                               541,046  12,254,692       0.1%
*   KVH Industries, Inc.                                           143,730   1,660,082       0.0%
#*  Lantronix, Inc.                                                 10,600      19,398       0.0%
*   Lattice Semiconductor Corp.                                  1,168,926   6,838,217       0.0%
#*  Leaf Group, Ltd.                                               337,362   2,378,402       0.0%
#*  LGL Group, Inc. (The)                                           12,430      74,580       0.0%
#*  Lightpath Technologies, Inc. Class A                           123,057     489,767       0.0%
*   Limelight Networks, Inc.                                     1,327,356   6,570,412       0.0%
*   Liquidity Services, Inc.                                       223,514   1,274,030       0.0%
#   Littelfuse, Inc.                                               140,330  29,328,970       0.2%
#*  Lumentum Holdings, Inc.                                        473,872  29,925,017       0.2%
#*  Luxoft Holding, Inc.                                            94,098   4,380,262       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                       23,512     961,171       0.0%
#*  MagnaChip Semiconductor Corp.                                  117,697   1,218,164       0.0%
#*  Manhattan Associates, Inc.                                     175,291   7,337,681       0.1%
    ManTech International Corp. Class A                            215,587  10,005,393       0.1%
#*  Marchex, Inc. Class B                                          307,988     954,763       0.0%
    MAXIMUS, Inc.                                                   16,261   1,080,218       0.0%
#*  MaxLinear, Inc.                                                601,004  14,706,568       0.1%
#*  Maxwell Technologies, Inc.                                     271,184   1,307,107       0.0%
#*  Meet Group, Inc.(The)                                        1,177,696   3,992,389       0.0%
#   Mesa Laboratories, Inc.                                         39,495   6,297,478       0.0%
    Methode Electronics, Inc.                                      381,251  17,880,672       0.1%
*   MicroStrategy, Inc. Class A                                     90,706  11,996,776       0.1%
#   MKS Instruments, Inc.                                          528,185  57,387,300       0.3%
#*  ModusLink Global Solutions, Inc.                               334,723     609,196       0.0%
#*  MoneyGram International, Inc.                                  190,557   2,963,161       0.0%
#   Monolithic Power Systems, Inc.                                  39,926   4,857,796       0.0%
    Monotype Imaging Holdings, Inc.                                352,460   8,124,203       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#   MTS Systems Corp.                                              144,250 $ 7,508,212       0.1%
*   Nanometrics, Inc.                                              393,451  11,122,860       0.1%
*   Napco Security Technologies, Inc.                              239,004   2,425,891       0.0%
#*  NeoPhotonics Corp.                                             612,334   3,190,260       0.0%
#*  NETGEAR, Inc.                                                  378,424  17,653,480       0.1%
#*  Netscout Systems, Inc.                                         750,928  21,326,355       0.1%
#*  NetSol Technologies, Inc.                                        3,101       9,923       0.0%
    Network-1 Technologies, Inc.                                    63,357     266,099       0.0%
#   NIC, Inc.                                                      652,062  11,085,054       0.1%
*   Novanta, Inc.                                                  173,689   8,215,490       0.1%
#*  Numerex Corp. Class A                                           60,108     239,831       0.0%
    NVE Corp.                                                       29,982   2,550,869       0.0%
#*  Oclaro, Inc.                                                   745,924   6,168,791       0.0%
*   Onvia, Inc.                                                      2,306      20,696       0.0%
*   Optical Cable Corp.                                             26,264      64,347       0.0%
#*  OSI Systems, Inc.                                              220,746  19,509,531       0.1%
*   PAR Technology Corp.                                            80,930     885,374       0.0%
    Park Electrochemical Corp.                                     225,242   4,252,569       0.0%
#*  Paycom Software, Inc.                                          414,219  34,048,802       0.2%
#*  Paylocity Holding Corp.                                          5,844     312,128       0.0%
    PC Connection, Inc.                                             71,326   1,925,802       0.0%
    PC-Tel, Inc.                                                    68,200     453,530       0.0%
#*  PCM, Inc.                                                      109,171   1,533,853       0.0%
#*  PDF Solutions, Inc.                                            393,496   5,764,716       0.0%
#   Pegasystems, Inc.                                              680,291  39,660,965       0.2%
#*  Perceptron, Inc.                                                88,443     675,705       0.0%
#*  Perficient, Inc.                                               362,287   7,046,482       0.0%
#*  PFSweb, Inc.                                                   214,213   1,777,968       0.0%
#*  Photronics, Inc.                                               483,411   4,689,087       0.0%
*   Pixelworks, Inc.                                                83,020     464,082       0.0%
*   Planet Payment, Inc.                                           513,526   2,295,461       0.0%
    Plantronics, Inc.                                              331,533  15,038,337       0.1%
#*  Plexus Corp.                                                   367,250  22,560,167       0.1%
#   Power Integrations, Inc.                                       281,115  22,587,590       0.1%
*   PRGX Global, Inc.                                              170,376   1,286,339       0.0%
#*  Professional Diversity Network, Inc.                             9,253      26,001       0.0%
    Progress Software Corp.                                        506,828  21,454,029       0.1%
    QAD, Inc. Class A                                              123,896   4,584,152       0.0%
    QAD, Inc. Class B                                               15,510     457,545       0.0%
*   Qualys, Inc.                                                   188,741   9,984,399       0.1%
*   Quantum Corp.                                                  100,992     535,258       0.0%
*   QuinStreet, Inc.                                               290,121   2,582,077       0.0%
*   Qumu Corp.                                                      38,807     122,242       0.0%
#*  Radisys Corp.                                                  344,419     454,633       0.0%
#*  Rambus, Inc.                                                 1,095,319  16,112,142       0.1%
*   RealNetworks, Inc.                                             293,999   1,387,675       0.0%
#*  RealPage, Inc.                                                 249,838  10,817,985       0.1%
    Reis, Inc.                                                     124,408   2,270,446       0.0%
#   Relm Wireless Corp.                                             30,643     108,783       0.0%
#   RF Industries, Ltd.                                             33,990      83,276       0.0%
    Richardson Electronics, Ltd.                                    80,502     532,923       0.0%
*   Rogers Corp.                                                   186,708  28,394,553       0.2%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
*   Rosetta Stone, Inc.                                             62,625 $   636,896       0.0%
*   Rubicon Project, Inc. (The)                                    308,523   1,098,342       0.0%
*   Rudolph Technologies, Inc.                                     369,622  10,257,010       0.1%
*   Sanmina Corp.                                                  762,004  24,936,581       0.2%
#*  Sapiens International Corp. NV                                   7,867     109,902       0.0%
*   ScanSource, Inc.                                               225,832   9,699,484       0.1%
    Science Applications International Corp.                       407,562  29,890,597       0.2%
#*  Seachange International, Inc.                                  391,694   1,037,989       0.0%
*   Semtech Corp.                                                  664,889  27,293,693       0.2%
#*  ServiceSource International, Inc.                              234,685     816,704       0.0%
#*  Shutterstock, Inc.                                             106,689   4,159,804       0.0%
*   Sigma Designs, Inc.                                            388,929   2,353,020       0.0%
#*  Sigmatron International, Inc.                                    2,200      20,724       0.0%
#*  Silicon Laboratories, Inc.                                     421,780  40,026,922       0.2%
#*  Silver Spring Networks, Inc.                                   155,433   2,505,580       0.0%
*   SMTC Corp.                                                       9,870      14,312       0.0%
#*  SolarEdge Technologies, Inc.                                    51,112   1,679,029       0.0%
#*  Sonic Foundry, Inc.                                              3,225      10,901       0.0%
*   Sonus Networks, Inc.                                           495,836   3,867,521       0.0%
#*  Sphere 3D Corp.                                                 12,857      31,885       0.0%
*   Stamps.com, Inc.                                               104,846  23,527,442       0.1%
*   StarTek, Inc.                                                  148,088   1,768,171       0.0%
*   Stratasys, Ltd.                                                155,727   3,506,972       0.0%
#*  SunPower Corp.                                                 260,263   1,853,073       0.0%
#*  Super Micro Computer, Inc.                                     499,932   9,948,647       0.1%
*   Support.com, Inc.                                                4,802      10,901       0.0%
*   Sykes Enterprises, Inc.                                        430,102  12,447,152       0.1%
#*  Synaptics, Inc.                                                300,614  11,158,792       0.1%
#*  Synchronoss Technologies, Inc.                                 320,006   3,625,668       0.0%
    SYNNEX Corp.                                                    28,693   3,870,112       0.0%
#*  Syntel, Inc.                                                   310,826   7,260,895       0.1%
    Systemax, Inc.                                                 143,896   4,108,231       0.0%
#*  Tech Data Corp.                                                291,216  27,016,108       0.2%
#*  Technical Communications Corp.                                     600       2,370       0.0%
*   TechTarget, Inc.                                               147,084   1,832,667       0.0%
#*  Telaria, Inc.                                                   35,770     160,607       0.0%
*   Telenav, Inc.                                                  319,189   2,058,769       0.0%
    TeleTech Holdings, Inc.                                        442,929  18,447,993       0.1%
    Tessco Technologies, Inc.                                       53,223     851,568       0.0%
    TiVo Corp.                                                   1,360,324  24,689,881       0.2%
    TransAct Technologies, Inc.                                     44,457     422,342       0.0%
    Travelport Worldwide, Ltd.                                   1,218,551  19,119,065       0.1%
#*  Travelzoo                                                       84,534     566,378       0.0%
*   Trio-Tech International                                          3,256      18,445       0.0%
#*  TTM Technologies, Inc.                                         904,281  14,269,554       0.1%
#*  Ubiquiti Networks, Inc.                                        273,261  16,991,369       0.1%
*   Ultra Clean Holdings, Inc.                                     449,254  11,464,962       0.1%
#*  Unisys Corp.                                                   317,263   2,776,051       0.0%
#   Universal Display Corp.                                         21,815   3,195,897       0.0%
#*  VASCO Data Security International, Inc.                        232,470   3,161,592       0.0%
#*  Veeco Instruments, Inc.                                        626,932  11,316,123       0.1%
#*  VeriFone Systems, Inc.                                         605,636  11,555,535       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Information Technology -- (Continued)
*   Verint Systems, Inc.                                            455,176 $   19,208,427       0.1%
    Versum Materials, Inc.                                          421,373     17,731,376       0.1%
#*  ViaSat, Inc.                                                    276,100     17,974,110       0.1%
#*  Viavi Solutions, Inc.                                         1,246,287     11,565,543       0.1%
#*  Virtusa Corp.                                                   393,476     15,015,044       0.1%
#   Vishay Intertechnology, Inc.                                  1,080,131     24,032,915       0.2%
*   Vishay Precision Group, Inc.                                     88,723      2,178,150       0.0%
    Wayside Technology Group, Inc.                                   14,899        206,351       0.0%
*   Web.com Group, Inc.                                             478,672     11,535,995       0.1%
*   Wireless Telecom Group, Inc.                                     56,922         96,767       0.0%
*   Xcerra Corp.                                                    380,821      3,751,087       0.0%
*   XO Group, Inc.                                                  321,620      6,419,535       0.0%
#   Xperi Corp.                                                     495,359     11,393,257       0.1%
*   Xplore Technologies Corp.                                         3,700         11,914       0.0%
    YuMe, Inc.                                                       64,294        270,035       0.0%
*   Zedge, Inc. Class B                                              32,710         95,513       0.0%
*   Zix Corp.                                                       904,349      4,386,093       0.0%
*   Zynga, Inc. Class A                                          10,362,409     40,413,395       0.2%
                                                                            --------------      ----
Total Information Technology                                                 2,543,665,117      15.0%
                                                                            --------------      ----
Materials -- (4.5%)
    A Schulman, Inc.                                                254,232      9,991,318       0.1%
#   Advanced Emissions Solutions, Inc.                                2,122         25,485       0.0%
*   AdvanSix, Inc.                                                   27,482      1,271,592       0.0%
*   AgroFresh Solutions, Inc.                                        14,618         86,246       0.0%
#*  AK Steel Holding Corp.                                        3,024,439     13,882,175       0.1%
#*  Allegheny Technologies, Inc.                                     99,904      2,515,583       0.0%
    American Vanguard Corp.                                         289,746      6,519,285       0.0%
#   Ampco-Pittsburgh Corp.                                           90,093      1,491,039       0.0%
#   Balchem Corp.                                                   306,178     25,807,744       0.1%
#*  Boise Cascade Co.                                               413,391     14,654,711       0.1%
    Cabot Corp.                                                     368,056     22,436,694       0.1%
#   Calgon Carbon Corp.                                             527,477     11,446,251       0.1%
#   Carpenter Technology Corp.                                      413,125     20,569,494       0.1%
#*  Century Aluminum Co.                                            964,045     13,496,630       0.1%
    Chase Corp.                                                      57,701      6,851,994       0.0%
*   Clearwater Paper Corp.                                          189,308      8,736,564       0.1%
#*  Cleveland-Cliffs, Inc.                                        3,272,193     19,502,270       0.1%
#*  Coeur Mining, Inc.                                            1,033,179      7,841,829       0.0%
    Commercial Metals Co.                                         1,003,068     19,539,765       0.1%
#   Compass Minerals International, Inc.                            344,162     22,577,027       0.1%
    Core Molding Technologies, Inc.                                  58,140      1,349,429       0.0%
#   Deltic Timber Corp.                                             113,027     10,467,430       0.1%
    Domtar Corp.                                                    607,907     28,766,159       0.2%
*   Ferro Corp.                                                     837,568     19,950,870       0.1%
    Ferroglobe P.L.C.                                               889,884     14,229,245       0.1%
#*  Flotek Industries, Inc.                                         371,908      1,829,787       0.0%
    Friedman Industries, Inc.                                        60,304        357,000       0.0%
    FutureFuel Corp.                                                275,387      4,180,375       0.0%
*   GCP Applied Technologies, Inc.                                  458,687     13,416,595       0.1%
#   Gold Resource Corp.                                             196,358        712,780       0.0%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Materials -- (Continued)
#   Greif, Inc. Class A                                            264,165 $14,669,082       0.1%
#   Greif, Inc. Class B                                              8,454     531,334       0.0%
#   Hawkins, Inc.                                                   87,462   3,332,302       0.0%
    Haynes International, Inc.                                     115,943   4,136,846       0.0%
#   HB Fuller Co.                                                  514,690  29,270,420       0.2%
    Hecla Mining Co.                                             4,986,343  23,535,539       0.1%
*   Ingevity Corp.                                                  12,592     896,928       0.0%
    Innophos Holdings, Inc.                                        195,034   9,543,014       0.1%
    Innospec, Inc.                                                 269,182  16,648,907       0.1%
#*  Intrepid Potash, Inc.                                          407,384   1,637,684       0.0%
#   Kaiser Aluminum Corp.                                          156,943  15,565,607       0.1%
    KapStone Paper and Packaging Corp.                           1,018,165  22,867,986       0.1%
    KMG Chemicals, Inc.                                            224,567  12,380,379       0.1%
*   Koppers Holdings, Inc.                                         188,398   9,146,723       0.1%
*   Kraton Corp.                                                   293,593  14,394,865       0.1%
#   Kronos Worldwide, Inc.                                         292,834   7,704,463       0.0%
#*  Louisiana-Pacific Corp.                                      1,628,069  44,250,915       0.3%
#*  LSB Industries, Inc.                                           180,487   1,362,677       0.0%
    Materion Corp.                                                 171,798   8,821,827       0.1%
#   McEwen Mining, Inc.                                            113,975     221,111       0.0%
    Mercer International, Inc.                                     468,922   6,893,153       0.0%
    Minerals Technologies, Inc.                                    366,319  26,338,336       0.2%
#   Myers Industries, Inc.                                         503,974  10,885,838       0.1%
#   Neenah Paper, Inc.                                             165,567  14,371,216       0.1%
*   Northern Technologies International Corp.                       17,945     296,990       0.0%
#   Olympic Steel, Inc.                                             82,635   1,560,149       0.0%
*   OMNOVA Solutions, Inc.                                         785,561   8,680,449       0.1%
    PH Glatfelter Co.                                              237,317   4,974,164       0.0%
#*  Platform Specialty Products Corp.                              438,548   4,692,464       0.0%
    PolyOne Corp.                                                  822,174  37,877,556       0.2%
    Quaker Chemical Corp.                                          131,501  20,424,735       0.1%
#   Rayonier Advanced Materials, Inc.                              713,334  10,250,610       0.1%
#*  Real Industry, Inc.                                             44,418      77,732       0.0%
*   Resolute Forest Products, Inc.                                 202,510   1,204,934       0.0%
*   Ryerson Holding Corp.                                          393,121   3,459,465       0.0%
#   Schnitzer Steel Industries, Inc. Class A                       233,387   6,873,247       0.0%
    Schweitzer-Mauduit International, Inc.                         309,717  13,079,349       0.1%
    Sensient Technologies Corp.                                    373,447  28,400,644       0.2%
    Silgan Holdings, Inc.                                          358,227  10,478,140       0.1%
    Stepan Co.                                                     220,814  17,634,206       0.1%
#*  Summit Materials, Inc. Class A                                 319,194  10,022,692       0.1%
*   SunCoke Energy, Inc.                                           586,952   6,509,298       0.0%
    Synalloy Corp.                                                  41,585     594,665       0.0%
#*  TimkenSteel Corp.                                              744,074  10,417,036       0.1%
#*  Trecora Resources                                              136,765   1,661,695       0.0%
    Tredegar Corp.                                                 171,127   3,311,307       0.0%
    Trinseo SA                                                     312,238  22,168,898       0.1%
#   Tronox, Ltd. Class A                                           800,890  21,199,558       0.1%
*   UFP Technologies, Inc.                                           8,618     265,865       0.0%
#   United States Lime & Minerals, Inc.                             32,818   2,981,515       0.0%
*   Universal Stainless & Alloy Products, Inc.                      50,193   1,028,956       0.0%
#*  US Concrete, Inc.                                              153,035  11,967,337       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Materials -- (Continued)
#   Valhi, Inc.                                                     36,955 $    160,754       0.0%
#*  Verso Corp. Class A                                              5,751       40,315       0.0%
    Worthington Industries, Inc.                                   635,835   28,930,492       0.2%
                                                                           ------------       ---
Total Materials                                                             915,135,735       5.4%
                                                                           ------------       ---
Real Estate -- (0.5%)
    Alexander & Baldwin, Inc.                                      558,659   25,273,733       0.2%
#*  Altisource Asset Management Corp.                               10,475      883,828       0.0%
#*  Altisource Portfolio Solutions SA                              113,149    2,923,770       0.0%
    CKX Lands, Inc.                                                  5,107       56,943       0.0%
#   Consolidated-Tomoka Land Co.                                    24,242    1,418,642       0.0%
#*  Forestar Group, Inc.                                            38,351      682,648       0.0%
*   FRP Holdings, Inc.                                              88,473    3,923,778       0.0%
    Griffin Industrial Realty, Inc.                                 20,910      775,761       0.0%
    HFF, Inc. Class A                                              406,163   17,814,309       0.1%
#*  InterGroup Corp. (The)                                           1,860       44,826       0.0%
#*  JW Mays, Inc.                                                      200        8,055       0.0%
#   Kennedy-Wilson Holdings, Inc.                                1,116,874   21,723,199       0.1%
#*  Marcus & Millichap, Inc.                                       224,838    6,389,896       0.1%
#*  Maui Land & Pineapple Co., Inc.                                 42,678      680,714       0.0%
#   RE/MAX Holdings, Inc. Class A                                  148,235    9,857,628       0.1%
    RMR Group, Inc. (The) Class A                                   36,370    1,907,607       0.0%
#*  St Joe Co. (The)                                               195,908    3,487,162       0.0%
#   Stratus Properties, Inc.                                        38,684    1,150,849       0.0%
#*  Tejon Ranch Co.                                                205,254    3,869,038       0.0%
*   Trinity Place Holdings, Inc.                                    28,897      208,058       0.0%
                                                                           ------------       ---
Total Real Estate                                                           103,080,444       0.6%
                                                                           ------------       ---
Telecommunication Services -- (1.0%)
*   Alaska Communications Systems Group, Inc.                      135,171      329,817       0.0%
#   ATN International, Inc.                                        125,068    6,789,942       0.1%
*   Boingo Wireless, Inc.                                          780,851   18,256,296       0.1%
#*  Cincinnati Bell, Inc.                                          522,594    9,981,545       0.1%
#   Cogent Communications Holdings, Inc.                           623,337   33,597,864       0.2%
#   Consolidated Communications Holdings, Inc.                     516,518    9,901,650       0.1%
#   Frontier Communications Corp.                                   50,507      611,640       0.0%
#*  General Communication, Inc. Class A                            407,832   16,676,250       0.1%
*   Hawaiian Telcom Holdco, Inc.                                    16,064      484,330       0.0%
#   IDT Corp. Class B                                              415,726    5,479,269       0.0%
#*  Intelsat SA                                                     87,358      380,007       0.0%
#*  Iridium Communications, Inc.                                   187,869    2,254,428       0.0%
*   Lumos Networks Corp.                                           246,728    4,431,235       0.0%
#*  ORBCOMM, Inc.                                                1,002,515   11,338,445       0.1%
#   Shenandoah Telecommunications Co.                              523,621   19,897,598       0.1%
    Spok Holdings, Inc.                                            194,468    3,296,233       0.0%
#*  Straight Path Communications, Inc. Class B                      28,721    5,213,149       0.0%
    Telephone & Data Systems, Inc.                               1,022,579   29,808,178       0.2%
*   United States Cellular Corp.                                    98,041    3,587,320       0.0%
#*  Vonage Holdings Corp.                                        1,913,017   15,552,828       0.1%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                        SHARES       VALUE+      OF NET ASSETS**
                                                                       --------- --------------- ---------------
Telecommunication Services -- (Continued)
#         Windstream Holdings, Inc.                                      758,687 $     1,426,332       0.0%
                                                                                 ---------------      ----
Total Telecommunication Services                                                     199,294,356       1.2%
                                                                                 ---------------      ----
Utilities -- (3.2%)
#         ALLETE, Inc.                                                   466,243      36,530,139       0.2%
#         American States Water Co.                                      369,830      19,878,362       0.1%
          Artesian Resources Corp. Class A                                78,488       3,188,183       0.0%
*         Atlantic Power Corp.                                           249,339         610,881       0.0%
          Atlantica Yield PLC                                             73,414       1,643,005       0.0%
#         Avista Corp.                                                   633,808      33,110,130       0.2%
#         Black Hills Corp.                                              421,191      27,486,925       0.2%
          California Water Service Group                                 467,580      19,638,360       0.1%
          Chesapeake Utilities Corp.                                     149,074      12,007,911       0.1%
          Connecticut Water Service, Inc.                                150,338       9,323,963       0.1%
          Consolidated Water Co., Ltd.                                    45,451         559,047       0.0%
#*        Dynegy, Inc.                                                 1,090,846      13,581,033       0.1%
          El Paso Electric Co.                                           402,625      23,150,937       0.1%
#         Genie Energy, Ltd. Class B                                     182,261       1,042,533       0.0%
#         Hawaiian Electric Industries, Inc.                             358,822      13,082,650       0.1%
#         IDACORP, Inc.                                                  113,169      10,414,943       0.1%
          MGE Energy, Inc.                                               339,202      22,404,292       0.1%
#         Middlesex Water Co.                                            202,798       8,817,657       0.1%
#         New Jersey Resources Corp.                                     795,060      35,340,417       0.2%
#         Northwest Natural Gas Co.                                      283,553      18,813,741       0.1%
          NorthWestern Corp.                                             506,813      30,043,875       0.2%
#         NRG Yield, Inc. Class A                                        323,835       5,942,372       0.0%
#         NRG Yield, Inc. Class C                                        583,529      10,853,639       0.1%
          ONE Gas, Inc.                                                  382,869      29,473,256       0.2%
#         Ormat Technologies, Inc.                                       465,505      30,225,240       0.2%
          Otter Tail Corp.                                               367,832      16,901,880       0.1%
#         Pattern Energy Group, Inc.                                     785,384      18,118,809       0.1%
#         PNM Resources, Inc.                                            819,443      35,563,826       0.2%
          Portland General Electric Co.                                  366,954      17,518,384       0.1%
#*        Pure Cycle Corp.                                                 1,400          10,640       0.0%
          RGC Resources, Inc.                                             13,279         386,286       0.0%
          SJW Corp.                                                      198,667      11,782,940       0.1%
#         South Jersey Industries, Inc.                                  767,736      26,079,992       0.1%
          Southwest Gas Holdings, Inc.                                   317,076      26,123,892       0.1%
#         Spark Energy, Inc. Class A                                      98,520       1,379,280       0.0%
#         Spire, Inc.                                                    455,815      35,986,594       0.2%
          Unitil Corp.                                                   188,122       9,782,344       0.1%
#*        US Geothermal, Inc.                                              2,900          11,165       0.0%
#         WGL Holdings, Inc.                                             421,322      36,107,295       0.2%
#         York Water Co. (The)                                           136,355       4,799,696       0.0%
                                                                                 ---------------      ----
Total Utilities                                                                      657,716,514       3.9%
                                                                                 ---------------      ----
TOTAL COMMON STOCKS                                                               16,747,817,960      98.9%
                                                                                 ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
(degrees) Media General, Inc. Contingent Value Rights                    298,450          29,846       0.0%
                                                                                 ---------------      ----
TOTAL INVESTMENT SECURITIES                                                       16,747,847,806
                                                                                 ---------------

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                    SHARES        VALUE+      OF NET ASSETS**
                                                                  ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (1.0%)
     State Street Institutional U.S. Government Money Market
       Fund, 0.960%                                               198,010,186 $   198,010,186        1.2%
                                                                              ---------------      -----
SECURITIES LENDING COLLATERAL -- (17.4%)
(S)@ DFA Short Term Investment Fund                               309,625,721   3,582,679,218       21.1%
                                                                              ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $16,052,757,188)                          $20,528,537,210      121.2%
                                                                              ===============      =====

At October 31, 2017, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    1,115    12/15/17  $137,593,788 $143,428,025   $5,834,237
                                             ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                      $137,593,788 $143,428,025   $5,834,237
                                             ============ ============   ==========

U.S. SMALL CAP PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                --------------- -------------- ------- ---------------
Common Stocks
   Consumer Discretionary       $ 2,594,311,422 $        1,350   --    $ 2,594,312,772
   Consumer Staples                 708,419,524             --   --        708,419,524
   Energy                           742,647,022             --   --        742,647,022
   Financials                     3,516,938,074             --   --      3,516,938,074
   Health Care                    1,409,811,560             --   --      1,409,811,560
   Industrials                    3,356,796,842             --   --      3,356,796,842
   Information Technology         2,543,665,117             --   --      2,543,665,117
   Materials                        915,135,735             --   --        915,135,735
   Real Estate                      103,080,444             --   --        103,080,444
   Telecommunication Services       199,294,356             --   --        199,294,356
   Utilities                        657,716,514             --   --        657,716,514
RIGHTS/WARRANTS                              --         29,846   --             29,846
Temporary Cash Investments          198,010,186             --   --        198,010,186
Securities Lending Collateral                --  3,582,679,218   --      3,582,679,218
Futures Contracts**                   5,834,237             --   --          5,834,237
                                --------------- --------------   --    ---------------
TOTAL                           $16,951,661,033 $3,582,710,414   --    $20,534,371,447
                                =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                           U.S. MICRO CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (84.7%)
Consumer Discretionary -- (11.9%)
*   1-800-Flowers.com, Inc. Class A                                381,646 $ 3,587,472       0.1%
    A.H. Belo Corp. Class A                                        241,510   1,171,323       0.0%
#   Abercrombie & Fitch Co. Class A                                507,971   6,822,051       0.1%
#   Adtalem Global Education, Inc.                                      43       1,589       0.0%
#   AMC Entertainment Holdings, Inc. Class A                        52,363     727,846       0.0%
    AMCON Distributing Co.                                           5,890     530,100       0.0%
#*  America's Car-Mart, Inc.                                       105,881   4,537,001       0.1%
#*  American Axle & Manufacturing Holdings, Inc.                   818,723  14,565,082       0.2%
#*  American Outdoor Brands Corp.                                  408,276   5,850,595       0.1%
*   American Public Education, Inc.                                111,679   2,233,580       0.0%
    Ark Restaurants Corp.                                           36,613     878,712       0.0%
*   Asbury Automotive Group, Inc.                                  129,766   7,967,632       0.1%
#*  Ascena Retail Group, Inc.                                      402,536     780,920       0.0%
#*  Ascent Capital Group, Inc. Class A                              76,271     858,049       0.0%
#*  AV Homes, Inc.                                                  90,089   1,499,982       0.0%
#*  Ballantyne Strong, Inc.                                        100,209     637,991       0.0%
#*  Barnes & Noble Education, Inc.                                 348,565   1,899,679       0.0%
#   Barnes & Noble, Inc.                                           514,474   3,601,318       0.1%
#   Bassett Furniture Industries, Inc.                              88,439   3,431,433       0.1%
#   BBX Capital Corp.                                               37,625     304,386       0.0%
#   Beasley Broadcast Group, Inc. Class A                           67,088     633,982       0.0%
*   Beazer Homes USA, Inc.                                         117,834   2,472,157       0.0%
#*  Belmond, Ltd. Class A                                          467,192   6,143,575       0.1%
#   Big 5 Sporting Goods Corp.                                     162,603   1,032,529       0.0%
#*  Biglari Holdings, Inc.                                           1,031     368,521       0.0%
#*  BJ's Restaurants, Inc.                                         234,694   7,439,800       0.1%
#*  Bojangles', Inc.                                                55,516     680,071       0.0%
#*  Boot Barn Holdings, Inc.                                        38,828     319,554       0.0%
    Bowl America, Inc. Class A                                      55,406     816,684       0.0%
#*  Bravo Brio Restaurant Group, Inc.                              105,636     211,272       0.0%
*   Bridgepoint Education, Inc.                                    192,843   1,866,720       0.0%
#   Brinker International, Inc.                                     96,110   2,952,499       0.1%
#*  Buffalo Wild Wings, Inc.                                        23,678   2,798,740       0.1%
#*  Build-A-Bear Workshop, Inc.                                    121,177     945,181       0.0%
#   Caleres, Inc.                                                  493,103  13,476,505       0.2%
    Callaway Golf Co.                                            1,105,362  15,950,374       0.3%
*   Cambium Learning Group, Inc.                                   277,367   1,697,486       0.0%
    Canterbury Park Holding Corp.                                   10,905     141,765       0.0%
    Capella Education Co.                                          128,299  10,449,954       0.2%
*   Career Education Corp.                                         676,488   7,224,892       0.1%
#   Carriage Services, Inc.                                        194,678   5,042,160       0.1%
#*  Carrols Restaurant Group, Inc.                                 378,147   4,254,154       0.1%
#   Cato Corp. (The) Class A                                       206,400   2,654,304       0.1%
*   Cavco Industries, Inc.                                          96,967  15,214,122       0.2%
#*  Central European Media Enterprises, Ltd. Class A                41,067     188,908       0.0%
*   Century Casinos, Inc.                                            9,163      75,595       0.0%
#*  Century Communities, Inc.                                      115,099   3,286,076       0.1%
#*  Cherokee, Inc.                                                  83,205     187,211       0.0%
#   Chico's FAS, Inc.                                            1,090,175   8,710,498       0.1%
#   Children's Place, Inc. (The)                                   115,285  12,543,008       0.2%
#*  Christopher & Banks Corp.                                      158,300     186,794       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Chuy's Holdings, Inc.                                        127,767 $ 2,874,757       0.1%
    Citi Trends, Inc.                                            131,856   2,869,187       0.1%
#*  Clarus Corp.                                                 137,350   1,002,655       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                  37,507     142,527       0.0%
    Collectors Universe, Inc.                                     59,848   1,481,836       0.0%
#*  Conn's, Inc.                                                 258,091   7,936,298       0.1%
#*  Container Store Group, Inc. (The)                             17,517      63,236       0.0%
#   Cooper Tire & Rubber Co.                                      71,149   2,333,687       0.0%
*   Cooper-Standard Holdings, Inc.                               111,021  12,376,621       0.2%
#   Core-Mark Holding Co., Inc.                                  212,077   7,223,343       0.1%
#*  Crocs, Inc.                                                  459,748   4,689,430       0.1%
#   CSS Industries, Inc.                                          52,497   1,573,860       0.0%
    Culp, Inc.                                                   167,475   5,308,957       0.1%
#*  Daily Journal Corp.                                              472     109,551       0.0%
#*  Deckers Outdoor Corp.                                          5,178     353,347       0.0%
*   Del Frisco's Restaurant Group, Inc.                          145,317   2,019,906       0.0%
*   Del Taco Restaurants, Inc.                                   199,821   2,535,728       0.0%
*   Delta Apparel, Inc.                                           77,508   1,622,242       0.0%
*   Denny's Corp.                                                711,954   9,305,239       0.2%
#*  Destination XL Group, Inc.                                   238,872     477,744       0.0%
#   Dillard's, Inc. Class A                                       15,369     780,745       0.0%
#   DineEquity, Inc.                                             107,559   5,120,884       0.1%
*   Dixie Group, Inc. (The)                                      105,388     405,744       0.0%
    Dover Motorsports, Inc.                                      149,190     290,921       0.0%
#   Drive Shack, Inc.                                            221,374     808,015       0.0%
#   DSW, Inc. Class A                                            433,236   8,296,469       0.1%
#*  Duluth Holdings, Inc. Class B                                 26,501     547,511       0.0%
#   Educational Development Corp.                                 36,900     461,250       0.0%
*   El Pollo Loco Holdings, Inc.                                  65,891     757,746       0.0%
#*  Eldorado Resorts, Inc.                                        81,637   2,098,071       0.0%
#*  Emerson Radio Corp.                                          114,403     164,740       0.0%
*   Emmis Communications Corp. Class A                            20,642      71,008       0.0%
#   Entercom Communications Corp. Class A                        348,327   3,849,013       0.1%
    Entravision Communications Corp. Class A                     893,785   4,647,682       0.1%
#*  Eros International P.L.C.                                     19,024     233,044       0.0%
    Escalade, Inc.                                                69,128     853,731       0.0%
#   Ethan Allen Interiors, Inc.                                  325,643   9,687,879       0.2%
#*  EVINE Live, Inc.                                              40,417      46,480       0.0%
#*  EW Scripps Co. (The) Class A                                 597,751  10,365,002       0.2%
#*  Express, Inc.                                                406,643   2,752,973       0.1%
#*  Famous Dave's of America, Inc.                                49,905     197,125       0.0%
#*  Fiesta Restaurant Group, Inc.                                204,923   3,391,476       0.1%
#   Finish Line, Inc. (The) Class A                              275,806   2,556,722       0.0%
#   Flanigan's Enterprises, Inc.                                  20,756     448,330       0.0%
#   Flexsteel Industries, Inc.                                    55,156   2,772,692       0.1%
#*  Fossil Group, Inc.                                            13,708     108,019       0.0%
#*  Fox Factory Holding Corp.                                    326,575  13,895,766       0.2%
*   Francesca's Holdings Corp.                                   176,172   1,139,833       0.0%
#   Fred's, Inc. Class A                                         214,439     945,676       0.0%
*   FTD Cos., Inc.                                               177,426   1,916,201       0.0%
*   Full House Resorts, Inc.                                         683       1,933       0.0%
#*  G-III Apparel Group, Ltd.                                    253,864   6,432,914       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                        SHARES    VALUE+    OF NET ASSETS**
                                                                        ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*         Gaia, Inc.                                                    49,390 $   600,089       0.0%
           Gaming Partners International Corp.                           13,461     146,456       0.0%
#          Gannett Co., Inc.                                            530,079   4,611,687       0.1%
#*         Genesco, Inc.                                                 90,533   2,218,058       0.0%
*          Gentherm, Inc.                                               361,646  12,115,141       0.2%
#*         Gray Television, Inc.                                        486,737   7,578,495       0.1%
*          Gray Television, Inc. Class A                                 41,200     525,300       0.0%
#*         Green Brick Partners, Inc.                                    46,951     509,418       0.0%
#          Group 1 Automotive, Inc.                                     120,600   9,475,542       0.2%
#          Guess?, Inc.                                                 500,423   8,111,857       0.1%
#*         Habit Restaurants, Inc. (The) Class A                         49,928     614,114       0.0%
#*         Hamilton Beach Brands Holding Co. Class A                     39,347   1,525,483       0.0%
#          Hamilton Beach Brands Holding Co. Class B                     39,347   1,525,483       0.0%
*          Harte-Hanks, Inc.                                            457,860     476,174       0.0%
#          Haverty Furniture Cos., Inc.                                 128,216   3,057,952       0.1%
#          Haverty Furniture Cos., Inc. Class A                          18,855     448,278       0.0%
#*         Hemisphere Media Group, Inc.                                   9,989     121,866       0.0%
#*         Hibbett Sports, Inc.                                          86,183   1,103,142       0.0%
           Hooker Furniture Corp.                                        87,994   4,170,916       0.1%
#*         Horizon Global Corp.                                         192,063   3,117,182       0.1%
#*         Houghton Mifflin Harcourt Co.                                597,805   5,918,269       0.1%
           HSN, Inc.                                                     12,777     481,693       0.0%
#*         Iconix Brand Group, Inc.                                     591,628     970,270       0.0%
*          IMAX Corp.                                                   132,618   3,215,986       0.1%
           Insignia Systems, Inc.                                         8,080      10,019       0.0%
#*         Installed Building Products, Inc.                            202,656  14,125,123       0.2%
           International Speedway Corp. Class A                           7,388     287,024       0.0%
#*         iRobot Corp.                                                 130,872   8,793,290       0.1%
*          J Alexander's Holdings, Inc.                                  27,918     293,139       0.0%
#*         JAKKS Pacific, Inc.                                          146,564     403,051       0.0%
#*         Jamba, Inc.                                                   40,029     329,038       0.0%
           Johnson Outdoors, Inc. Class A                                65,549   4,929,940       0.1%
*          K12, Inc.                                                    254,436   4,126,952       0.1%
#          KB Home                                                      354,385   9,720,781       0.2%
*          Kirkland's, Inc.                                             146,981   1,719,678       0.0%
#*         Kona Grill, Inc.                                              57,063     191,161       0.0%
#*         Koss Corp.                                                   115,135     178,459       0.0%
*          La Quinta Holdings, Inc.                                     188,117   3,314,622       0.1%
           La-Z-Boy, Inc.                                               558,862  15,061,331       0.2%
*          Lakeland Industries, Inc.                                     41,792     662,403       0.0%
#*         Lands' End, Inc.                                               1,688      18,399       0.0%
(degrees)* Lazare Kaplan International, Inc.                             81,643      11,479       0.0%
           Libbey, Inc.                                                 143,328     980,364       0.0%
           Liberty Tax, Inc.                                              4,896      63,893       0.0%
#*         Liberty TripAdvisor Holdings, Inc. Class A                   410,760   4,436,208       0.1%
           Lifetime Brands, Inc.                                        109,290   2,038,258       0.0%
#*         Lindblad Expeditions Holdings, Inc.                           46,983     503,658       0.0%
*          Luby's, Inc.                                                 220,062     530,349       0.0%
#*         M/I Homes, Inc.                                              195,293   6,522,786       0.1%
*          Malibu Boats, Inc. Class A                                    68,488   2,136,826       0.0%
           Marcus Corp. (The)                                           176,145   4,782,337       0.1%
#          Marine Products Corp.                                        184,504   2,651,322       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  MarineMax, Inc.                                              174,652 $ 3,239,795       0.1%
#*  McClatchy Co. (The) Class A                                   35,627     350,926       0.0%
#   MDC Holdings, Inc.                                           378,214  14,009,047       0.2%
*   Meritage Homes Corp.                                          74,993   3,652,159       0.1%
*   Modine Manufacturing Co.                                     361,906   7,618,121       0.1%
*   Monarch Casino & Resort, Inc.                                 27,353   1,220,217       0.0%
#   Monro, Inc.                                                   92,593   4,569,465       0.1%
#*  Motorcar Parts of America, Inc.                              184,811   5,342,886       0.1%
#   Movado Group, Inc.                                           148,457   4,112,259       0.1%
#*  MSG Networks, Inc. Class A                                   484,839   8,411,957       0.1%
#*  Nathan's Famous, Inc.                                         55,892   4,532,841       0.1%
#   National CineMedia, Inc.                                     382,515   2,574,326       0.0%
#*  Nautilus, Inc.                                               369,025   4,797,325       0.1%
*   New Home Co., Inc. (The)                                      16,789     195,256       0.0%
#   New Media Investment Group, Inc.                             231,886   3,703,219       0.1%
#*  New York & Co., Inc.                                         533,927     918,354       0.0%
    Nobility Homes, Inc.                                          22,928     387,025       0.0%
#   Nutrisystem, Inc.                                            344,324  17,198,984       0.3%
    Office Depot, Inc.                                            95,251     295,278       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                         59,555   2,659,131       0.1%
#*  Overstock.com, Inc.                                          262,438  12,045,904       0.2%
#   Oxford Industries, Inc.                                      184,771  11,936,207       0.2%
    P&F Industries, Inc. Class A                                   6,745      50,925       0.0%
*   Pegasus Cos., Inc. (The)                                         523     121,859       0.0%
#*  Penn National Gaming, Inc.                                   113,819   2,969,538       0.1%
#*  Perry Ellis International, Inc.                              116,416   2,711,329       0.1%
#   PetMed Express, Inc.                                         202,975   7,177,196       0.1%
*   PICO Holdings, Inc.                                          167,609   3,167,810       0.1%
#   Pier 1 Imports, Inc.                                         512,140   2,130,502       0.0%
*   Pinnacle Entertainment, Inc.                                  25,729     665,609       0.0%
*   Playa Hotels & Resorts NV                                     41,400     427,662       0.0%
#*  Potbelly Corp.                                               141,034   1,699,460       0.0%
*   QEP Co., Inc.                                                 10,982     317,929       0.0%
#   RCI Hospitality Holdings, Inc.                                60,552   1,668,208       0.0%
*   Reading International, Inc. Class A                          149,384   2,337,860       0.0%
#*  Reading International, Inc. Class B                           11,620     261,160       0.0%
#*  Red Lion Hotels Corp.                                        156,491   1,377,121       0.0%
#*  Red Robin Gourmet Burgers, Inc.                              142,457   9,744,059       0.2%
*   Regis Corp.                                                  400,859   5,984,825       0.1%
#   Rent-A-Center, Inc.                                          104,276   1,036,503       0.0%
    Rocky Brands, Inc.                                            54,636     999,839       0.0%
*   Ruby Tuesday, Inc.                                           857,948   2,033,337       0.0%
#   Ruth's Hospitality Group, Inc.                               390,848   8,246,893       0.1%
    Saga Communications, Inc. Class A                             51,688   2,261,350       0.0%
    Salem Media Group, Inc.                                      136,428     873,139       0.0%
#   Scholastic Corp.                                              52,034   1,922,136       0.0%
#*  Scientific Games Corp. Class A                                 6,525     310,590       0.0%
#*  Sequential Brands Group, Inc.                                 35,374      91,972       0.0%
#*  Shake Shack, Inc. Class A                                     15,948     605,386       0.0%
*   Shiloh Industries, Inc.                                      143,117   1,328,126       0.0%
#   Shoe Carnival, Inc.                                          130,531   2,450,067       0.0%
#*  Shutterfly, Inc.                                             237,837  10,155,640       0.2%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
*   Skyline Corp.                                                 41,875 $    523,019       0.0%
    Sleep Number Corp.                                           443,759   14,422,167       0.2%
#   Sonic Automotive, Inc. Class A                               278,310    5,524,453       0.1%
#   Sonic Corp.                                                  605,445   15,378,303       0.3%
    Speedway Motorsports, Inc.                                   245,313    4,893,994       0.1%
#*  Sportsman's Warehouse Holdings, Inc.                          63,356      259,760       0.0%
#   Stage Stores, Inc.                                           115,513      191,752       0.0%
    Standard Motor Products, Inc.                                262,387   11,458,440       0.2%
    Stanley Furniture Co., Inc.                                   14,898       16,388       0.0%
#   Stein Mart, Inc.                                              36,762       39,335       0.0%
*   Stoneridge, Inc.                                             310,831    7,068,297       0.1%
    Strattec Security Corp.                                       29,752    1,373,055       0.0%
#   Strayer Education, Inc.                                       96,752    9,068,565       0.2%
#   Sturm Ruger & Co., Inc.                                      186,150    9,223,732       0.2%
#   Superior Industries International, Inc.                      190,073    2,955,635       0.1%
    Superior Uniform Group, Inc.                                 112,846    2,648,496       0.0%
*   Sypris Solutions, Inc.                                       137,257      193,532       0.0%
#   Tailored Brands, Inc.                                         13,391      206,891       0.0%
*   Tandy Leather Factory, Inc.                                  101,284      795,079       0.0%
#   Tile Shop Holdings, Inc.                                     224,553    1,919,928       0.0%
#   Tilly's, Inc. Class A                                        107,861    1,284,625       0.0%
    Time, Inc.                                                   475,768    5,518,909       0.1%
*   TopBuild Corp.                                               185,984   12,273,084       0.2%
    Tower International, Inc.                                    152,823    4,645,819       0.1%
#*  Town Sports International Holdings, Inc.                      84,473      506,838       0.0%
#*  Townsquare Media, Inc. Class A                                 4,855       50,686       0.0%
*   Trans World Entertainment Corp.                              218,126      392,627       0.0%
*   TravelCenters of America LLC                                   3,612       17,699       0.0%
#*  tronc, Inc.                                                   54,207      801,450       0.0%
#*  Tuesday Morning Corp.                                        288,757      895,147       0.0%
#*  Unifi, Inc.                                                  158,836    6,043,710       0.1%
#*  Universal Electronics, Inc.                                  176,003   10,560,180       0.2%
*   Universal Technical Institute, Inc.                          165,474      551,028       0.0%
#*  Urban One, Inc.                                              229,385      401,424       0.0%
*   US Auto Parts Network, Inc.                                  135,317      346,412       0.0%
#*  Vera Bradley, Inc.                                           225,489    1,623,521       0.0%
#*  Vista Outdoor, Inc.                                          311,036    6,503,763       0.1%
*   Vitamin Shoppe, Inc.                                         122,105      561,683       0.0%
#*  VOXX International Corp.                                     147,273      986,729       0.0%
#   Weyco Group, Inc.                                            109,555    2,978,800       0.1%
#*  William Lyon Homes Class A                                   196,049    5,440,360       0.1%
#   Wingstop, Inc.                                                58,227    1,972,148       0.0%
#   Winmark Corp.                                                 54,273    7,096,195       0.1%
#   Winnebago Industries, Inc.                                   353,953   17,396,790       0.3%
#   World Wrestling Entertainment, Inc. Class A                   56,330    1,494,435       0.0%
#*  ZAGG, Inc.                                                   233,025    3,646,841       0.1%
#*  Zumiez, Inc.                                                 215,801    3,808,888       0.1%
                                                                         ------------      ----
Total Consumer Discretionary                                              880,517,643      14.0%
                                                                         ------------      ----
Consumer Staples -- (3.0%)
#   Alico, Inc.                                                   67,264    2,212,986       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Staples -- (Continued)
#*  Alliance One International, Inc.                              73,303 $   784,342       0.0%
    Andersons, Inc. (The)                                        256,382   9,601,506       0.2%
#*  Avon Products, Inc.                                          802,574   1,829,869       0.0%
#   Bob Evans Farms, Inc.                                        234,571  18,106,535       0.3%
#*  Boston Beer Co., Inc. (The) Class A                           26,980   4,803,789       0.1%
*   Bridgford Foods Corp.                                         72,953     945,471       0.0%
#   Calavo Growers, Inc.                                         186,492  13,744,460       0.2%
*   CCA Industries, Inc.                                          35,363     105,912       0.0%
*   Central Garden & Pet Co.                                      75,174   2,870,143       0.0%
*   Central Garden & Pet Co. Class A                             309,982  11,441,436       0.2%
#*  Chefs' Warehouse, Inc. (The)                                 154,646   3,085,188       0.1%
#   Coca-Cola Bottling Co. Consolidated                           72,733  16,405,655       0.3%
*   Coffee Holding Co., Inc.                                      14,908      62,166       0.0%
#*  Craft Brew Alliance, Inc.                                    196,912   3,593,644       0.1%
#   Dean Foods Co.                                               797,462   7,775,254       0.1%
#*  Farmer Brothers Co.                                          123,471   4,191,840       0.1%
#*  Hostess Brands, Inc.                                         164,711   1,899,118       0.0%
#   Ingles Markets, Inc. Class A                                 129,389   3,014,764       0.1%
    Inter Parfums, Inc.                                          301,212  13,946,116       0.2%
#*  Inventure Foods, Inc.                                         32,415     129,660       0.0%
#   John B. Sanfilippo & Son, Inc.                                79,943   4,704,646       0.1%
*   Landec Corp.                                                 245,729   3,255,909       0.1%
*   Lifevantage Corp.                                              5,000      27,750       0.0%
*   Lifeway Foods, Inc.                                          149,735   1,506,334       0.0%
    Limoneira Co.                                                 12,750     297,713       0.0%
#   Mannatech, Inc.                                               10,017     144,245       0.0%
    Medifast, Inc.                                               133,920   8,356,608       0.1%
#   MGP Ingredients, Inc.                                        188,068  12,781,101       0.2%
#*  Natural Alternatives International, Inc.                      70,731     749,749       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                      66,946     328,705       0.0%
#   Natural Health Trends Corp.                                    5,316     102,386       0.0%
    Nature's Sunshine Products, Inc.                             153,258   1,517,254       0.0%
    Oil-Dri Corp. of America                                      56,286   2,364,575       0.0%
    Omega Protein Corp.                                          159,161   3,485,626       0.1%
#   Orchids Paper Products Co.                                    63,648     781,597       0.0%
#*  Primo Water Corp.                                             98,730   1,087,017       0.0%
#*  Revlon, Inc. Class A                                         209,222   4,707,495       0.1%
    Rocky Mountain Chocolate Factory, Inc.                        70,128     806,472       0.0%
    Scope Industries                                               5,109     781,677       0.0%
*   Seneca Foods Corp. Class A                                    43,175   1,554,300       0.0%
*   Seneca Foods Corp. Class B                                    11,120     420,892       0.0%
#*  Smart & Final Stores, Inc.                                   132,479     794,874       0.0%
    SpartanNash Co.                                              316,634   7,773,365       0.1%
#*  SUPERVALU, Inc.                                              193,754   3,156,253       0.1%
*   Tofutti Brands, Inc.                                          12,154      20,662       0.0%
#*  United Natural Foods, Inc.                                     7,073     274,220       0.0%
    United-Guardian, Inc.                                         39,576     742,050       0.0%
    Universal Corp.                                              106,098   6,084,720       0.1%
#*  USANA Health Sciences, Inc.                                  166,462  10,936,553       0.2%
#   Village Super Market, Inc. Class A                            69,246   1,661,212       0.0%
#   WD-40 Co.                                                    144,160  15,980,136       0.3%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
#   Weis Markets, Inc.                                              38,196 $  1,483,151       0.0%
                                                                           ------------       ---
Total Consumer Staples                                                      219,219,101       3.5%
                                                                           ------------       ---
Energy -- (2.9%)
    Adams Resources & Energy, Inc.                                  39,154    1,681,273       0.0%
#*  Approach Resources, Inc.                                        22,469       52,353       0.0%
    Arch Coal, Inc. Class A                                         12,038      919,944       0.0%
    Archrock, Inc.                                                 323,539    3,882,468       0.1%
#*  Ardmore Shipping Corp.                                          29,055      241,157       0.0%
*   Barnwell Industries, Inc.                                       68,834      137,668       0.0%
#*  Basic Energy Services, Inc.                                     82,376    1,553,611       0.0%
#*  Bill Barrett Corp.                                             453,918    2,237,816       0.1%
#*  Bonanza Creek Energy, Inc.                                      31,785    1,075,287       0.0%
#   Bristow Group, Inc.                                            181,626    1,714,549       0.0%
#*  California Resources Corp.                                      15,757      173,800       0.0%
#*  CARBO Ceramics, Inc.                                            16,940      140,263       0.0%
#*  Carrizo Oil & Gas, Inc.                                        295,497    5,227,342       0.1%
#*  Clean Energy Fuels Corp.                                       673,432    1,582,565       0.0%
*   Cloud Peak Energy, Inc.                                        425,358    1,807,772       0.0%
#*  Contango Oil & Gas Co.                                         184,971      738,034       0.0%
#*  Dawson Geophysical Co.                                         173,310      766,030       0.0%
    Delek US Holdings, Inc.                                        259,108    6,749,763       0.1%
#*  Denbury Resources, Inc.                                        121,559      149,518       0.0%
#   DHT Holdings, Inc.                                             588,995    2,320,640       0.1%
#*  Dorian LPG, Ltd.                                               143,650    1,027,098       0.0%
#*  Dril-Quip, Inc.                                                 80,394    3,384,587       0.1%
#*  Earthstone Energy, Inc. Class A                                 17,686      142,372       0.0%
*   Eclipse Resources Corp.                                        692,302    1,536,910       0.0%
*   ENGlobal Corp.                                                  67,940       85,604       0.0%
#   Ensco P.L.C. Class A                                           162,227      874,404       0.0%
*   Era Group, Inc.                                                 55,154      593,457       0.0%
    Evolution Petroleum Corp.                                      153,645    1,136,973       0.0%
*   Exterran Corp.                                                  70,790    2,284,393       0.1%
#*  Fairmount Santrol Holdings, Inc.                                 6,141       26,468       0.0%
#*  Forum Energy Technologies, Inc.                                626,117    9,016,085       0.2%
    GasLog, Ltd.                                                     8,315      143,434       0.0%
#*  Geospace Technologies Corp.                                     69,190    1,039,234       0.0%
#   Green Plains, Inc.                                             283,796    5,221,846       0.1%
#   Gulf Island Fabrication, Inc.                                  100,470    1,321,181       0.0%
#*  Halcon Resources Corp.                                         221,004    1,454,206       0.0%
    Hallador Energy Co.                                             38,896      201,481       0.0%
#*  Helix Energy Solutions Group, Inc.                           1,746,358   11,910,162       0.2%
*   International Seaways, Inc.                                     36,653      738,191       0.0%
#*  ION Geophysical Corp.                                           65,061      507,476       0.0%
#*  Matrix Service Co.                                             210,603    2,969,502       0.1%
#*  McDermott International, Inc.                                1,234,332    8,171,278       0.1%
*   Mitcham Industries, Inc.                                        86,659      282,508       0.0%
#   NACCO Industries, Inc. Class A                                  39,347    1,636,835       0.0%
*   Natural Gas Services Group, Inc.                                74,735    2,077,633       0.0%
#*  Newpark Resources, Inc.                                        976,970    8,548,487       0.2%
#*  Noble Corp. P.L.C.                                           1,862,040    7,746,086       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
#   Nordic American Offshore, Ltd.                                   3,276 $      4,292       0.0%
#   Nordic American Tankers, Ltd.                                   20,659       91,726       0.0%
#*  Oasis Petroleum, Inc.                                          329,263    3,111,535       0.1%
#*  Oil States International, Inc.                                 236,096    5,442,013       0.1%
#*  Overseas Shipholding Group, Inc. Class A                        64,004      151,689       0.0%
*   Pacific Ethanol, Inc.                                          202,874      973,795       0.0%
#   Panhandle Oil and Gas, Inc. Class A                            123,915    2,992,547       0.1%
*   Par Pacific Holdings, Inc.                                     242,373    5,087,409       0.1%
#*  Parker Drilling Co.                                            819,640      860,622       0.0%
*   Penn Virginia Corp.                                             30,992    1,207,758       0.0%
*   PHI, Inc. Non-Voting                                            93,055    1,087,813       0.0%
*   PHI, Inc. Voting                                                 9,745      111,288       0.0%
#*  Pioneer Energy Services Corp.                                  499,413      948,885       0.0%
*   QEP Resources, Inc.                                            196,530    1,758,944       0.0%
#*  Renewable Energy Group, Inc.                                   409,664    4,956,934       0.1%
#*  Resolute Energy Corp.                                            6,666      200,180       0.0%
#*  REX American Resources Corp.                                    53,577    4,724,420       0.1%
*   RigNet, Inc.                                                    78,039    1,361,781       0.0%
#*  Ring Energy, Inc.                                              293,005    3,753,394       0.1%
#*  Rowan Cos. P.L.C. Class A                                      443,647    6,357,462       0.1%
#*  Sanchez Energy Corp.                                            30,838      133,529       0.0%
#*  SandRidge Energy, Inc.                                          69,509    1,304,684       0.0%
#   Scorpio Tankers, Inc.                                        1,678,219    5,974,460       0.1%
#*  SEACOR Holdings, Inc.                                           73,284    3,459,005       0.1%
#*  SEACOR Marine Holdings, Inc.                                    54,568      772,137       0.0%
#   SemGroup Corp. Class A                                          17,373      452,567       0.0%
    Ship Finance International, Ltd.                                   912       13,589       0.0%
*   SilverBow Resources, Inc.                                          494       11,110       0.0%
#   SM Energy Co.                                                  125,515    2,677,235       0.1%
#*  SRC Energy, Inc.                                             1,449,993   13,832,933       0.2%
*   Stone Energy Corp.                                              30,592      900,017       0.0%
#*  Superior Energy Services, Inc.                                 818,033    7,215,051       0.1%
#   Teekay Tankers, Ltd. Class A                                   488,633      723,177       0.0%
#*  Tesco Corp.                                                    364,556    1,403,541       0.0%
#*  TETRA Technologies, Inc.                                       480,399    1,364,333       0.0%
#*  Ultra Petroleum Corp.                                          272,313    2,162,165       0.0%
#*  Unit Corp.                                                     542,205   10,150,078       0.2%
#*  W&T Offshore, Inc.                                             248,151      776,713       0.0%
#*  Westmoreland Coal Co.                                           38,795       67,309       0.0%
#*  Westwater Resources, Inc.                                       59,583       50,115       0.0%
#*  Whiting Petroleum Corp.                                        990,642    5,953,758       0.1%
*   Willbros Group, Inc.                                           404,987    1,239,260       0.0%
                                                                           ------------       ---
Total Energy                                                                213,050,997       3.4%
                                                                           ------------       ---
Financials -- (18.7%)
    1st Constitution Bancorp                                        22,912      411,270       0.0%
    1st Source Corp.                                               217,852   11,177,986       0.2%
    A-Mark Precious Metals, Inc.                                    53,140      825,264       0.0%
    Access National Corp.                                           85,504    2,488,166       0.0%
#   ACNB Corp.                                                       8,244      230,008       0.0%
#*  Allegiance Bancshares, Inc.                                     34,599    1,356,281       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
*   Ambac Financial Group, Inc.                                  259,699 $ 4,227,900       0.1%
    American National Bankshares, Inc.                            55,578   2,175,879       0.0%
    American River Bankshares                                     30,613     465,318       0.0%
    Ameris Bancorp                                               355,619  17,034,150       0.3%
    AMERISAFE, Inc.                                              210,941  13,647,883       0.2%
    AmeriServ Financial, Inc.                                    195,032     799,631       0.0%
*   Anchor Bancorp, Inc.                                             800      19,960       0.0%
    Argo Group International Holdings, Ltd.                       37,180   2,340,481       0.0%
#   Arrow Financial Corp.                                        134,975   4,764,617       0.1%
#   Associated Capital Group, Inc. Class A                           306      11,353       0.0%
*   Asta Funding, Inc.                                             6,562      46,918       0.0%
    Atlantic American Corp.                                        7,131      25,315       0.0%
*   Atlantic Capital Bancshares, Inc.                             52,682     866,619       0.0%
*   Atlantic Coast Financial Corp.                                   738       6,435       0.0%
*   Atlanticus Holdings Corp.                                    129,099     293,055       0.0%
*   Atlas Financial Holdings, Inc.                                41,675     823,081       0.0%
    Auburn National Bancorporation, Inc.                          11,571     399,778       0.0%
#   Baldwin & Lyons, Inc. Class A                                  3,548      79,830       0.0%
    Baldwin & Lyons, Inc. Class B                                 90,872   2,085,512       0.0%
#   Banc of California, Inc.                                     303,571   6,390,170       0.1%
    BancFirst Corp.                                              242,734  13,265,413       0.2%
#   Bancorp of New Jersey, Inc.                                    1,308      22,890       0.0%
*   Bancorp, Inc. (The)                                          403,847   3,396,353       0.1%
    Bank Mutual Corp.                                            290,545   3,072,513       0.1%
#   Bank of Commerce Holdings                                     48,553     582,636       0.0%
    Bank of Marin Bancorp                                         22,539   1,527,017       0.0%
    BankFinancial Corp.                                          205,433   3,254,059       0.1%
    Bankwell Financial Group, Inc.                                 4,025     147,315       0.0%
    Banner Corp.                                                 172,959   9,914,010       0.2%
    Bar Harbor Bankshares                                         82,362   2,489,803       0.0%
    BCB Bancorp, Inc.                                             56,925     799,796       0.0%
#   Bear State Financial, Inc.                                    73,030     749,288       0.0%
    Beneficial Bancorp, Inc.                                     470,591   7,764,751       0.1%
    Berkshire Hills Bancorp, Inc.                                250,377   9,589,439       0.2%
#   Blue Hills Bancorp, Inc.                                      72,777   1,579,261       0.0%
#*  BofI Holding, Inc.                                           556,391  14,966,918       0.2%
    Boston Private Financial Holdings, Inc.                      940,843  14,959,404       0.2%
#   Bridge Bancorp, Inc.                                          90,634   3,217,507       0.1%
    Brookline Bancorp, Inc.                                      699,418  10,771,037       0.2%
#   Bryn Mawr Bank Corp.                                         139,322   6,109,270       0.1%
#*  BSB Bancorp, Inc.                                             19,280     576,472       0.0%
    C&F Financial Corp.                                           15,516     899,928       0.0%
    California First National Bancorp                             81,133   1,249,448       0.0%
#   Camden National Corp.                                        127,665   5,511,298       0.1%
#   Capital Bank Financial Corp. Class A                         164,815   6,691,489       0.1%
#   Capital City Bank Group, Inc.                                138,275   3,409,861       0.1%
#   Carolina Financial Corp.                                      43,338   1,597,005       0.0%
*   Carver Bancorp, Inc.                                             300         693       0.0%
#   CenterState Banks Corp.                                      342,527   9,124,919       0.2%
    Central Pacific Financial Corp.                              228,024   7,096,107       0.1%
    Central Valley Community Bancorp                              30,070     607,414       0.0%
    Century Bancorp, Inc. Class A                                 19,465   1,653,552       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   Charter Financial Corp.                                       39,154 $   750,582       0.0%
#   Citizens & Northern Corp.                                     41,809   1,021,394       0.0%
    Citizens Community Bancorp, Inc.                               4,432      60,320       0.0%
    Citizens First Corp.                                           1,442      34,161       0.0%
    Citizens Holding Co.                                           9,925     243,163       0.0%
#*  Citizens, Inc.                                               389,685   2,953,812       0.1%
#   City Holding Co.                                             178,186  12,560,331       0.2%
#   Civista Bancshares, Inc.                                       6,437     145,283       0.0%
#   Clifton Bancorp, Inc.                                        139,798   2,380,760       0.0%
    CNB Financial Corp.                                           74,091   2,130,116       0.0%
    CoBiz Financial, Inc.                                        397,401   8,122,876       0.1%
#   Codorus Valley Bancorp, Inc.                                  17,469     552,714       0.0%
#   Cohen & Steers, Inc.                                          44,349   1,928,738       0.0%
    Colony Bankcorp, Inc.                                         40,276     557,823       0.0%
#*  Community Bankers Trust Corp.                                  3,200      27,680       0.0%
    Community Trust Bancorp, Inc.                                171,569   8,286,783       0.1%
    Community West Bancshares                                     12,713     132,851       0.0%
    ConnectOne Bancorp, Inc.                                     195,629   5,252,639       0.1%
#*  Consumer Portfolio Services, Inc.                            184,107     800,865       0.0%
#*  Cowen, Inc.                                                   87,346   1,310,190       0.0%
    Crawford & Co. Class A                                       281,599   2,663,927       0.1%
#   Crawford & Co. Class B                                       146,319   1,723,638       0.0%
*   Customers Bancorp, Inc.                                      276,367   7,555,874       0.1%
    Diamond Hill Investment Group, Inc.                            8,789   1,862,653       0.0%
    Dime Community Bancshares, Inc.                              374,204   8,251,198       0.1%
    Donegal Group, Inc. Class A                                  171,699   2,942,921       0.1%
    Donegal Group, Inc. Class B                                   34,951     541,741       0.0%
*   Donnelley Financial Solutions, Inc.                          132,202   2,842,343       0.1%
    Eagle Bancorp Montana, Inc.                                      578      11,502       0.0%
*   Eagle Bancorp, Inc.                                           71,479   4,764,075       0.1%
#*  eHealth, Inc.                                                158,119   4,013,060       0.1%
    EMC Insurance Group, Inc.                                    174,720   5,147,251       0.1%
    Employers Holdings, Inc.                                     309,523  14,764,247       0.2%
#*  Encore Capital Group, Inc.                                   297,669  13,826,725       0.2%
#*  Enova International, Inc.                                    246,358   3,658,416       0.1%
#   Enterprise Bancorp, Inc.                                      41,365   1,493,276       0.0%
    Enterprise Financial Services Corp.                          239,289  10,433,000       0.2%
*   Equity Bancshares, Inc. Class A                               29,978   1,021,950       0.0%
    ESSA Bancorp, Inc.                                            57,392     928,029       0.0%
#   Evans Bancorp, Inc.                                           18,500     805,675       0.0%
#*  Ezcorp, Inc. Class A                                         316,784   3,247,036       0.1%
#   Farmers & Merchants Bancorop Inc.                                500      18,510       0.0%
#   Farmers Capital Bank Corp.                                    39,358   1,637,293       0.0%
    Farmers National Banc Corp.                                  112,408   1,629,916       0.0%
#*  FB Financial Corp.                                             5,209     212,892       0.0%
#   FBL Financial Group, Inc. Class A                            215,835  16,694,837       0.3%
#*  FCB Financial Holdings, Inc. Class A                         163,146   7,618,918       0.1%
    Federal Agricultural Mortgage Corp. Class A                    4,200     307,650       0.0%
#   Federal Agricultural Mortgage Corp. Class C                   74,349   5,519,670       0.1%
    Federated National Holding Co.                               112,765   1,729,815       0.0%
#   Fidelity & Guaranty Life                                       4,825     150,058       0.0%
#   Fidelity Southern Corp.                                      210,280   4,611,440       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Fifth Street Asset Management, Inc.                              4,532 $    18,581       0.0%
    Financial Institutions, Inc.                                    96,498   3,165,134       0.1%
*   First Acceptance Corp.                                          59,247      59,543       0.0%
*   First BanCorp(318672706)                                     1,100,639   5,668,291       0.1%
    First Bancorp(318910106)                                       182,830   6,709,861       0.1%
#   First Bancorp, Inc.                                             77,218   2,409,974       0.0%
*   First Bancshares, Inc.                                             730       8,421       0.0%
#   First Bancshares, Inc. (The)                                    14,284     455,660       0.0%
#   First Bank                                                      23,347     301,176       0.0%
    First Busey Corp.                                              343,501  10,689,751       0.2%
#   First Business Financial Services, Inc.                         30,103     669,190       0.0%
#   First Commonwealth Financial Corp.                             771,763  11,236,869       0.2%
    First Community Bancshares, Inc.                               119,099   3,557,487       0.1%
    First Connecticut Bancorp, Inc.                                 60,622   1,600,421       0.0%
    First Defiance Financial Corp.                                  68,635   3,720,017       0.1%
#   First Financial Bancorp                                        525,677  14,350,982       0.2%
    First Financial Corp.                                           94,531   4,490,222       0.1%
    First Financial Northwest, Inc.                                 61,986   1,030,827       0.0%
#*  First Foundation, Inc.                                         117,902   2,182,366       0.0%
    First Internet Bancorp                                           7,703     290,403       0.0%
    First Interstate Bancsystem, Inc. Class A                      205,763   8,086,486       0.1%
    First Merchants Corp.                                          314,277  13,513,911       0.2%
#   First Mid-Illinois Bancshares, Inc.                             11,502     443,977       0.0%
#*  First Northwest Bancorp                                         11,144     188,556       0.0%
#   First of Long Island Corp. (The)                                80,232   2,531,320       0.0%
#   First South Bancorp, Inc.                                       59,381   1,107,456       0.0%
*   First United Corp.                                              35,221     616,368       0.0%
    FirstCash, Inc.                                                 13,316     850,227       0.0%
*   Flagstar Bancorp, Inc.                                         300,027  11,212,009       0.2%
    Flushing Financial Corp.                                       267,014   8,005,080       0.1%
    FNB Bancorp                                                        646      22,319       0.0%
*   FNFV Group                                                     173,274   2,988,976       0.1%
#*  Franklin Financial Network, Inc.                                50,571   1,734,585       0.0%
    FS Bancorp, Inc.                                                   400      21,712       0.0%
#   Gain Capital Holdings, Inc.                                    258,312   1,906,343       0.0%
    GAMCO Investors, Inc. Class A                                   41,388   1,198,596       0.0%
*   Genworth Financial, Inc. Class A                               171,929     569,085       0.0%
#   German American Bancorp, Inc.                                  141,269   5,082,859       0.1%
*   Global Indemnity, Ltd.                                          63,364   2,659,387       0.1%
*   Great Elm Capital Group, Inc.                                      886       3,190       0.0%
    Great Southern Bancorp, Inc.                                   101,110   5,434,662       0.1%
#*  Green Bancorp, Inc.                                            193,103   4,277,231       0.1%
#*  Green Dot Corp. Class A                                        376,311  21,306,729       0.3%
#   Greenhill & Co., Inc.                                          169,966   3,110,378       0.1%
*   Greenlight Capital Re, Ltd. Class A                            271,866   5,994,645       0.1%
    Guaranty Bancorp                                               146,539   4,169,035       0.1%
    Guaranty Federal Bancshares, Inc.                               17,335     366,462       0.0%
*   Hallmark Financial Services, Inc.                              122,626   1,421,235       0.0%
    Hanmi Financial Corp.                                          462,130  14,210,497       0.2%
#*  HarborOne Bancorp, Inc.                                          3,008      58,686       0.0%
    Hawthorn Bancshares, Inc.                                        6,966     139,668       0.0%
#   HCI Group, Inc.                                                129,926   4,867,028       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#*  Health Insurance Innovations, Inc. Class A                    22,709 $   488,244       0.0%
#   Heartland Financial USA, Inc.                                176,072   8,671,546       0.1%
    Hennessy Advisors, Inc.                                        3,186      52,633       0.0%
    Heritage Commerce Corp.                                      281,110   4,323,472       0.1%
    Heritage Financial Corp.                                     213,515   6,512,207       0.1%
#   Heritage Insurance Holdings, Inc.                             88,963   1,426,967       0.0%
    Hingham Institution for Savings                               14,698   2,861,701       0.1%
*   HMN Financial, Inc.                                           37,346     685,299       0.0%
#   Home Bancorp, Inc.                                             4,852     207,860       0.0%
    Home BancShares, Inc.                                         62,786   1,411,430       0.0%
*   HomeStreet, Inc.                                             215,610   6,263,470       0.1%
*   HomeTrust Bancshares, Inc.                                    59,888   1,572,060       0.0%
    HopFed Bancorp, Inc.                                          18,198     262,233       0.0%
    Horace Mann Educators Corp.                                  408,077  17,873,773       0.3%
    Horizon Bancorp                                              130,314   3,586,241       0.1%
#*  Howard Bancorp, Inc.                                           4,118      86,066       0.0%
#*  Impac Mortgage Holdings, Inc.                                  3,107      40,702       0.0%
#   Independence Holding Co.                                         954      25,901       0.0%
    Independent Bank Corp.(453836108)                            212,036  15,287,796       0.3%
    Independent Bank Corp.(453838609)                             31,786     715,185       0.0%
#   Independent Bank Group, Inc.                                 115,830   7,285,707       0.1%
#   Infinity Property & Casualty Corp.                           121,048  11,420,879       0.2%
*   INTL. FCStone, Inc.                                          136,439   5,663,583       0.1%
#   Investar Holding Corp.                                         5,770     133,864       0.0%
    Investment Technology Group, Inc.                            262,921   6,170,756       0.1%
#   Investors Title Co.                                           21,120   4,006,464       0.1%
    James River Group Holdings, Ltd.                             146,031   6,180,032       0.1%
#   Kearny Financial Corp.                                       421,049   6,336,787       0.1%
    Kentucky First Federal Bancorp                                38,012     364,915       0.0%
#   Kingstone Cos., Inc.                                          39,370     637,794       0.0%
    Kinsale Capital Group, Inc.                                    1,373      59,561       0.0%
#   Ladenburg Thalmann Financial Services, Inc.                  583,995   1,787,025       0.0%
#   Lake Shore Bancorp, Inc.                                       3,521      57,392       0.0%
    Lakeland Bancorp, Inc.                                       396,468   8,147,417       0.1%
#   Lakeland Financial Corp.                                     242,528  11,709,252       0.2%
    Landmark Bancorp, Inc.                                        16,336     495,798       0.0%
    LCNB Corp.                                                       964      19,666       0.0%
#   LegacyTexas Financial Group, Inc.                            352,853  14,075,306       0.2%
#*  LendingTree, Inc.                                             70,500  18,897,525       0.3%
    Live Oak Bancshares, Inc.                                      5,820     137,934       0.0%
    Macatawa Bank Corp.                                          225,674   2,265,767       0.0%
    Mackinac Financial Corp.                                      42,649     661,060       0.0%
*   Magyar Bancorp, Inc.                                          15,818     194,799       0.0%
#   Maiden Holdings, Ltd.                                        550,123   4,538,515       0.1%
    MainSource Financial Group, Inc.                             227,750   8,583,897       0.1%
*   Malvern Bancorp, Inc.                                          9,008     243,216       0.0%
#   Manning & Napier, Inc.                                        82,085     299,610       0.0%
#   Marlin Business Services Corp.                                87,170   1,909,023       0.0%
#*  MBIA, Inc.                                                   660,448   4,788,248       0.1%
    MBT Financial Corp.                                          112,047   1,182,096       0.0%
    Mercantile Bank Corp.                                         86,449   3,120,809       0.1%
    Meridian Bancorp, Inc.                                       441,678   8,701,057       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   Meta Financial Group, Inc.                                   100,035 $ 8,728,054       0.1%
    Mid Penn Bancorp, Inc.                                         7,759     228,503       0.0%
    Midland States Bancorp, Inc.                                  18,262     592,602       0.0%
#   MidSouth Bancorp, Inc.                                        60,842     797,030       0.0%
#   MidWestOne Financial Group, Inc.                              26,450     931,305       0.0%
    MSB Financial Corp.                                            3,072      53,146       0.0%
    MutualFirst Financial, Inc.                                   42,222   1,633,991       0.0%
    National Bank Holdings Corp. Class A                         253,710   8,326,762       0.1%
#*  National Commerce Corp.                                       48,197   1,964,028       0.0%
#   National General Holdings Corp.                               10,007     201,941       0.0%
#   National Security Group, Inc. (The)                           12,602     164,834       0.0%
#   National Western Life Group, Inc. Class A                     16,041   5,735,941       0.1%
#*  Nationstar Mortgage Holdings, Inc.                            12,970     252,526       0.0%
    Navigators Group, Inc. (The)                                 181,882  10,549,156       0.2%
#   NBT Bancorp, Inc.                                            346,591  13,218,981       0.2%
#   Nelnet, Inc. Class A                                          45,532   2,665,443       0.1%
    NewStar Financial, Inc.                                      209,501   2,572,672       0.1%
*   Nicholas Financial, Inc.                                      53,280     470,462       0.0%
#*  Nicolet Bankshares, Inc.                                      11,424     650,483       0.0%
*   NMI Holdings, Inc. Class A                                   307,635   4,476,089       0.1%
#   Northeast Bancorp                                              6,743     173,632       0.0%
#   Northfield Bancorp, Inc.                                     391,786   6,683,869       0.1%
#   Northrim BanCorp, Inc.                                        46,448   1,509,560       0.0%
#   Northwest Bancshares, Inc.                                   618,112  10,427,549       0.2%
#   Norwood Financial Corp.                                       15,886     474,515       0.0%
#   OceanFirst Financial Corp.                                   328,421   9,113,683       0.2%
#*  Ocwen Financial Corp.                                        486,785   1,698,880       0.0%
    OFG Bancorp                                                  334,478   2,976,854       0.1%
#   Ohio Valley Banc Corp.                                        16,910     601,996       0.0%
#   Old Line Bancshares, Inc.                                     39,856   1,201,658       0.0%
    Old Second Bancorp, Inc.                                     122,471   1,677,853       0.0%
    OM Asset Management P.L.C.                                   116,141   1,774,634       0.0%
*   On Deck Capital, Inc.                                        166,670     821,683       0.0%
    Oppenheimer Holdings, Inc. Class A                            47,350   1,029,863       0.0%
*   Opus Bank                                                    168,408   4,361,767       0.1%
#   Oritani Financial Corp.                                      460,498   7,805,441       0.1%
    Orrstown Financial Services, Inc.                                465      11,858       0.0%
    Pacific Continental Corp.                                    129,968   3,639,104       0.1%
*   Pacific Mercantile Bancorp                                    95,800     895,730       0.0%
#*  Pacific Premier Bancorp, Inc.                                295,292  11,929,797       0.2%
#   PacWest Bancorp                                               20,071     969,812       0.0%
*   Paragon Commercial Corp.                                         600      34,542       0.0%
#   Park National Corp.                                           35,023   3,845,175       0.1%
    Park Sterling Corp.                                          358,395   4,505,025       0.1%
    Patriot National Bancorp, Inc.                                   290       5,017       0.0%
    PB Bancorp, Inc.                                               1,325      14,045       0.0%
    Peapack Gladstone Financial Corp.                            113,948   3,952,856       0.1%
#   Penns Woods Bancorp, Inc.                                     36,061   1,746,074       0.0%
#*  PennyMac Financial Services, Inc. Class A                     87,688   1,666,072       0.0%
#   People's Utah Bancorp                                         37,738   1,173,652       0.0%
    Peoples Bancorp of North Carolina, Inc.                       15,956     543,940       0.0%
    Peoples Bancorp, Inc.                                        116,373   3,854,274       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#*  PHH Corp.                                                    699,051 $ 9,234,464       0.2%
    Piper Jaffray Cos.                                             4,037     295,105       0.0%
    PJT Partners, Inc. Class A                                    71,967   2,777,926       0.1%
#*  PRA Group, Inc.                                              214,304   5,979,082       0.1%
#   Preferred Bank                                               124,773   7,702,237       0.1%
    Premier Financial Bancorp, Inc.                               54,264   1,123,265       0.0%
    Provident Financial Holdings, Inc.                            70,903   1,370,555       0.0%
    Provident Financial Services, Inc.                           162,012   4,406,726       0.1%
#   Prudential Bancorp, Inc.                                      36,727     670,268       0.0%
    Pzena Investment Management, Inc. Class A                     92,614   1,092,845       0.0%
    QCR Holdings, Inc.                                            52,344   2,499,426       0.0%
*   Regional Management Corp.                                     77,239   1,907,031       0.0%
    Renasant Corp.                                               305,704  12,656,146       0.2%
    Republic Bancorp, Inc. Class A                               194,141   7,633,624       0.1%
#*  Republic First Bancorp, Inc.                                 117,755   1,089,234       0.0%
    Riverview Bancorp, Inc.                                      108,750     965,700       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A                26,610     117,084       0.0%
#   S&T Bancorp, Inc.                                            241,359   9,869,170       0.2%
*   Safeguard Scientifics, Inc.                                  247,241   3,486,098       0.1%
    Safety Insurance Group, Inc.                                 154,026  12,660,937       0.2%
    Salisbury Bancorp, Inc.                                        8,428     383,053       0.0%
#   Sandy Spring Bancorp, Inc.                                   241,535   9,760,429       0.2%
#   SB Financial Group, Inc.                                       2,810      49,372       0.0%
*   Seacoast Banking Corp. of Florida                            302,323   7,494,587       0.1%
*   Security National Financial Corp. Class A                     26,859     147,725       0.0%
#*  Select Bancorp, Inc.                                           9,127     106,512       0.0%
#   ServisFirst Bancshares, Inc.                                 233,969   9,595,069       0.2%
    Shore Bancshares, Inc.                                        45,014     740,930       0.0%
    SI Financial Group, Inc.                                      28,199     422,985       0.0%
#*  Siebert Financial Corp.                                       13,141      50,067       0.0%
    Sierra Bancorp                                                98,047   2,594,324       0.1%
    Silvercrest Asset Management Group, Inc. Class A               7,987     130,188       0.0%
#   Simmons First National Corp. Class A                         244,232  14,092,215       0.2%
*   Southern First Bancshares, Inc.                               32,342   1,246,784       0.0%
    Southern Missouri Bancorp, Inc.                               25,715     949,655       0.0%
#   Southern National Bancorp of Virginia, Inc.                   38,794     633,506       0.0%
#   Southside Bancshares, Inc.                                   301,551  10,677,921       0.2%
    Southwest Georgia Financial Corp.                             12,047     252,987       0.0%
#   State Auto Financial Corp.                                   151,534   3,885,332       0.1%
    State Bank Financial Corp.                                   257,297   7,438,456       0.1%
#   State National Cos., Inc.                                    121,732   2,558,807       0.0%
    Sterling Bancorp                                             440,838  11,042,992       0.2%
    Stewart Information Services Corp.                           354,189  13,437,931       0.2%
#   Stock Yards Bancorp, Inc.                                    215,278   8,126,744       0.1%
#   Summit Financial Group, Inc.                                   7,318     199,050       0.0%
    Summit State Bank                                              1,397      17,602       0.0%
    Sun Bancorp, Inc.                                            106,305   2,694,832       0.1%
#*  Sunshine Bancorp, Inc.                                         9,398     219,443       0.0%
#   Sussex Bancorp                                                11,747     300,723       0.0%
#   Territorial Bancorp, Inc.                                     51,533   1,627,927       0.0%
#*  Third Point Reinsurance, Ltd.                                 50,284     839,743       0.0%
    Timberland Bancorp, Inc.                                      70,526   2,137,643       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Financials -- (Continued)
#   Tiptree, Inc.                                                  220,047 $    1,463,313       0.0%
#   Tompkins Financial Corp.                                       120,114     10,464,332       0.2%
#   Towne Bank                                                     161,538      5,411,523       0.1%
    Trico Bancshares                                               202,754      8,398,071       0.1%
#*  TriState Capital Holdings, Inc.                                145,356      3,292,313       0.1%
#*  Triumph Bancorp, Inc.                                           70,290      2,178,990       0.0%
#   TrustCo Bank Corp. NY                                        1,105,265     10,140,806       0.2%
#   Trustmark Corp.                                                 93,776      3,088,981       0.1%
#   Two River Bancorp                                                  812         15,753       0.0%
*   Unico American Corp.                                           109,255      1,073,430       0.0%
#   Union Bankshares Corp.                                         305,731     10,550,777       0.2%
#   Union Bankshares, Inc.                                          14,917        733,916       0.0%
    United Bancshares, Inc.                                          6,297        143,886       0.0%
    United Community Bancorp                                         1,415         29,715       0.0%
    United Community Banks, Inc.                                   472,543     12,957,129       0.2%
    United Community Financial Corp.                               373,376      3,446,260       0.1%
    United Financial Bancorp, Inc.                                 366,179      6,704,737       0.1%
    United Fire Group, Inc.                                        190,841      8,795,862       0.1%
#   United Insurance Holdings Corp.                                144,537      2,275,012       0.0%
#   United Security Bancshares                                     125,484      1,179,550       0.0%
#   Unity Bancorp, Inc.                                             46,241        913,260       0.0%
#   Universal Insurance Holdings, Inc.                             425,824     10,155,902       0.2%
    Univest Corp. of Pennsylvania                                  197,649      5,791,116       0.1%
    Value Line, Inc.                                                77,016      1,377,816       0.0%
*   Veritex Holdings, Inc.                                          73,446      1,936,037       0.0%
#   Virtus Investment Partners, Inc.                                88,243     10,271,485       0.2%
#   Waddell & Reed Financial, Inc. Class A                         416,247      7,779,656       0.1%
*   Walker & Dunlop, Inc.                                          339,012     18,608,369       0.3%
    Washington Trust Bancorp, Inc.                                 180,766     10,032,513       0.2%
    WashingtonFirst Bankshares, Inc.                                16,043        560,542       0.0%
#   Waterstone Financial, Inc.                                     168,723      3,239,482       0.1%
    Wayne Savings Bancshares, Inc.                                   3,361         59,826       0.0%
    WesBanco, Inc.                                                 320,832     12,961,613       0.2%
    West Bancorporation, Inc.                                      101,669      2,485,807       0.0%
#   Westamerica Bancorporation                                     105,168      6,123,933       0.1%
    Western New England Bancorp, Inc.                              217,566      2,295,321       0.0%
    Westwood Holdings Group, Inc.                                   67,050      4,351,545       0.1%
#*  WMIH Corp.                                                      46,302         38,431       0.0%
#*  World Acceptance Corp.                                         121,443     10,626,262       0.2%
    WSFS Financial Corp.                                           209,071     10,390,829       0.2%
    WVS Financial Corp.                                             12,479        198,104       0.0%
#*  Xenith Bankshares, Inc.                                         13,731        439,117       0.0%
                                                                           --------------      ----
Total Financials                                                            1,384,324,895      21.9%
                                                                           --------------      ----
Health Care -- (8.5%)
#   Abaxis, Inc.                                                   179,432      8,684,509       0.1%
*   Abeona Therapeutics, Inc.                                        4,655         83,557       0.0%
#*  Accuray, Inc.                                                  168,077        798,366       0.0%
#   Aceto Corp.                                                    291,782      2,938,245       0.0%
#*  Achillion Pharmaceuticals, Inc.                                651,519      2,619,106       0.0%
#*  Acorda Therapeutics, Inc.                                      390,509     10,377,777       0.2%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  Adamas Pharmaceuticals, Inc.                                  16,553 $   408,197       0.0%
*   Addus HomeCare Corp.                                         127,843   4,602,348       0.1%
#*  Advaxis, Inc.                                                 32,715     111,231       0.0%
*   Adverum Biotechnologies, Inc.                                131,596     427,687       0.0%
#*  Affimed NV                                                     9,800      20,825       0.0%
*   Agile Therapeutics, Inc.                                      14,042      66,700       0.0%
#*  Alder Biopharmaceuticals, Inc.                                16,421     184,736       0.0%
*   Allied Healthcare Products, Inc.                               7,084      14,522       0.0%
*   Almost Family, Inc.                                          111,715   4,943,389       0.1%
#*  Alpine Immune Sciences, Inc.                                   3,775      37,863       0.0%
#*  AMAG Pharmaceuticals, Inc.                                    99,323   1,559,371       0.0%
#*  Amedisys, Inc.                                               228,635  10,999,630       0.2%
*   American Renal Associates Holdings, Inc.                      11,239     136,329       0.0%
*   American Shared Hospital Services                             37,963     117,685       0.0%
#*  Amicus Therapeutics, Inc.                                     21,848     311,116       0.0%
#*  AMN Healthcare Services, Inc.                                225,528   9,900,679       0.2%
#*  Amphastar Pharmaceuticals, Inc.                              258,262   4,666,794       0.1%
    Analogic Corp.                                               151,459  12,162,158       0.2%
*   AngioDynamics, Inc.                                          233,098   3,955,673       0.1%
#*  ANI Pharmaceuticals, Inc.                                     70,053   4,068,678       0.1%
#*  Anika Therapeutics, Inc.                                     177,102   9,675,082       0.2%
*   Applied Genetic Technologies Corp.                            11,700      39,780       0.0%
#*  Aptevo Therapeutics, Inc.                                    138,375     395,061       0.0%
#*  Aralez Pharmaceuticals, Inc.                                  35,680      51,379       0.0%
#*  Aratana Therapeutics, Inc.                                    96,195     551,197       0.0%
#*  Ardelyx, Inc.                                                112,881     603,913       0.0%
*   Assembly Biosciences, Inc.                                     3,654     107,830       0.0%
    Atrion Corp.                                                  20,115  13,228,630       0.2%
#*  aTyr Pharma, Inc.                                             26,979     129,499       0.0%
#*  BioScrip, Inc.                                                43,127     109,111       0.0%
*   BioSpecifics Technologies Corp.                               46,967   2,149,680       0.0%
#*  BioTelemetry, Inc.                                           317,011   9,209,170       0.1%
#*  BioTime, Inc.                                                 75,199     180,478       0.0%
#*  Bovie Medical Corp.                                           46,546     181,529       0.0%
*   Brookdale Senior Living, Inc.                                 60,570     607,517       0.0%
#*  Calithera Biosciences, Inc.                                    2,407      38,753       0.0%
#*  Cambrex Corp.                                                257,497  11,136,745       0.2%
*   Cancer Genetics, Inc.                                          1,400       4,410       0.0%
#*  Capital Senior Living Corp.                                  278,215   3,700,259       0.1%
*   Cascadian Therapeutics, Inc.                                  54,818     251,615       0.0%
*   Catalyst Biosciences, Inc.                                    31,028     152,968       0.0%
#*  Celldex Therapeutics, Inc.                                   204,109     498,026       0.0%
*   Cempra, Inc.                                                 239,844     551,641       0.0%
#*  Chimerix, Inc.                                               280,870   1,381,880       0.0%
#*  Cidara Therapeutics, Inc.                                      4,606      35,466       0.0%
#*  Civitas Solutions, Inc.                                       20,816     388,218       0.0%
#*  CombiMatrix Corp.                                              7,020      50,193       0.0%
#*  Community Health Systems, Inc.                               612,434   3,613,361       0.1%
#   Computer Programs & Systems, Inc.                             88,526   2,669,059       0.0%
#*  Concert Pharmaceuticals, Inc.                                 35,928     612,572       0.0%
#   CONMED Corp.                                                 269,310  14,063,368       0.2%
#*  Corcept Therapeutics, Inc.                                   240,277   4,731,054       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   CorVel Corp.                                                 261,842 $15,710,520       0.2%
#*  Corvus Pharmaceuticals, Inc.                                  10,892     147,913       0.0%
#*  Cross Country Healthcare, Inc.                               225,199   3,073,966       0.0%
#*  CryoLife, Inc.                                               317,462   6,174,636       0.1%
*   Cumberland Pharmaceuticals, Inc.                             169,380   1,255,106       0.0%
*   Cutera, Inc.                                                 106,872   4,200,070       0.1%
#*  Depomed, Inc.                                                156,040     755,234       0.0%
#*  Dermira, Inc.                                                 31,140     833,618       0.0%
    Digirad Corp.                                                104,281     208,562       0.0%
#*  Diplomat Pharmacy, Inc.                                       38,927     819,413       0.0%
#*  Electromed, Inc.                                              15,464     114,279       0.0%
#*  Emergent BioSolutions, Inc.                                  427,699  17,531,382       0.3%
#*  Enanta Pharmaceuticals, Inc.                                  82,335   4,089,579       0.1%
#*  Endo International P.L.C.                                    135,588     865,051       0.0%
#*  Endocyte, Inc.                                                30,200     135,900       0.0%
#   Ensign Group, Inc. (The)                                     492,542  11,367,869       0.2%
*   Enzo Biochem, Inc.                                           362,030   3,565,995       0.1%
*   Esperion Therapeutics, Inc.                                   10,992     502,774       0.0%
#*  Evolent Health, Inc. Class A                                 283,507   4,606,989       0.1%
*   Exactech, Inc.                                                98,868   4,137,626       0.1%
#*  Five Prime Therapeutics, Inc.                                215,786   9,680,160       0.2%
*   Five Star Senior Living, Inc.                                 67,039     100,559       0.0%
*   FONAR Corp.                                                    1,683      53,688       0.0%
#*  Geron Corp.                                                   20,129      45,290       0.0%
#*  Halyard Health, Inc.                                         296,637  12,503,250       0.2%
*   Harvard Bioscience, Inc.                                     265,771     890,333       0.0%
*   HealthStream, Inc.                                           287,395   7,029,682       0.1%
#*  Heska Corp.                                                   11,485   1,119,788       0.0%
*   HMS Holdings Corp.                                           417,325   8,029,333       0.1%
#*  Horizon Pharma P.L.C.                                         38,839     526,657       0.0%
*   Icad, Inc.                                                    54,821     254,918       0.0%
*   Immune Design Corp.                                            4,498      22,265       0.0%
#*  Impax Laboratories, Inc.                                     222,999   4,047,432       0.1%
#*  Infinity Pharmaceuticals, Inc.                                16,049      37,394       0.0%
*   InfuSystem Holdings, Inc.                                      5,697      11,394       0.0%
#*  Innoviva, Inc.                                               337,341   4,129,054       0.1%
#*  Inogen, Inc.                                                 130,883  12,948,255       0.2%
#*  Integer Holdings Corp.                                       281,395  13,675,797       0.2%
#*  Intellia Therapeutics, Inc.                                    6,960     216,595       0.0%
#*  Intra-Cellular Therapies, Inc.                               229,207   3,573,337       0.1%
#   Invacare Corp.                                               263,834   4,089,427       0.1%
*   IRIDEX Corp.                                                  60,163     511,386       0.0%
#*  Juniper Pharmaceuticals, Inc.                                 11,038      52,982       0.0%
#*  Karyopharm Therapeutics, Inc.                                 48,426     494,429       0.0%
    Kewaunee Scientific Corp.                                     25,060     714,210       0.0%
#*  Kindred Biosciences, Inc.                                    227,467   1,694,629       0.0%
#   Kindred Healthcare, Inc.                                     657,684   3,978,988       0.1%
#*  Lannett Co., Inc.                                             19,787     393,761       0.0%
*   Lantheus Holdings, Inc.                                      219,259   4,363,254       0.1%
#   LeMaitre Vascular, Inc.                                      202,320   6,476,263       0.1%
#*  LHC Group, Inc.                                              183,537  12,262,107       0.2%
#   Luminex Corp.                                                334,005   7,131,007       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  MacroGenics, Inc.                                             44,956 $   889,679       0.0%
*   Magellan Health, Inc.                                         46,317   3,950,840       0.1%
#   Meridian Bioscience, Inc.                                    318,968   4,768,572       0.1%
*   Merit Medical Systems, Inc.                                  420,635  16,005,162       0.3%
#*  Micron Solutions, Inc.                                        16,626      60,186       0.0%
*   Miragen Therapeutics, Inc.                                     1,405      11,633       0.0%
#*  Mirati Therapeutics, Inc.                                     78,391   1,023,003       0.0%
*   Misonix, Inc.                                                 62,661     639,142       0.0%
#*  Momenta Pharmaceuticals, Inc.                                 52,791     744,353       0.0%
#*  Myriad Genetics, Inc.                                        237,675   8,147,499       0.1%
#*  NantHealth, Inc.                                               3,200      11,680       0.0%
#   National HealthCare Corp.                                    103,287   6,610,368       0.1%
    National Research Corp. Class A                              200,790   7,539,664       0.1%
    National Research Corp. Class B                               33,719   1,818,466       0.0%
#*  Natus Medical, Inc.                                          378,261  16,038,266       0.3%
#*  NeoGenomics, Inc.                                            121,272   1,051,428       0.0%
*   Neurotrope, Inc.                                              13,137      58,985       0.0%
#*  NewLink Genetics Corp.                                        11,661     109,147       0.0%
*   Novus Therapeutics, Inc.                                       1,116       4,196       0.0%
*   Nuvectra Corp.                                               114,255   1,600,713       0.0%
#*  Omnicell, Inc.                                               390,314  19,437,637       0.3%
#*  OraSure Technologies, Inc.                                   496,911   9,813,992       0.2%
#*  Orthofix International NV                                    194,319  10,440,760       0.2%
#*  Otonomy, Inc.                                                 86,301     256,745       0.0%
#   Owens & Minor, Inc.                                          141,621   3,479,628       0.1%
#*  Pain Therapeutics, Inc.                                       19,288      68,087       0.0%
#*  PDL BioPharma, Inc.                                          820,868   2,429,769       0.0%
#*  Pfenex, Inc.                                                  17,154      54,207       0.0%
*   PharMerica Corp.                                             320,632   9,394,518       0.1%
    Phibro Animal Health Corp. Class A                            92,153   3,469,560       0.1%
*   ProPhase Labs, Inc.                                           12,393      26,397       0.0%
*   Proteostasis Therapeutics, Inc.                               15,043      28,281       0.0%
*   Providence Service Corp. (The)                               165,546   9,204,358       0.1%
    Psychemedics Corp.                                             7,260     127,050       0.0%
#*  PTC Therapeutics, Inc.                                        42,825     802,541       0.0%
#*  Quality Systems, Inc.                                        506,997   7,133,448       0.1%
#*  Quidel Corp.                                                 206,042   8,437,420       0.1%
#*  Quorum Health Corp.                                           98,230     561,876       0.0%
#*  R1 RCM, Inc.                                                   7,853      29,841       0.0%
#*  RadNet, Inc.                                                 281,598   3,083,498       0.0%
#*  Repligen Corp.                                               327,523  12,183,856       0.2%
#*  Retrophin, Inc.                                              149,317   3,713,514       0.1%
#   Riot Blockchain, Inc.                                          3,636      24,725       0.0%
*   RTI Surgical, Inc.                                           429,897   1,934,536       0.0%
#*  Sangamo Therapeutics, Inc.                                     8,538     105,871       0.0%
*   SeaSpine Holdings Corp.                                       39,034     391,121       0.0%
*   Select Medical Holdings Corp.                                196,522   3,763,396       0.1%
#*  Sientra, Inc.                                                  4,351      63,786       0.0%
#   Simulations Plus, Inc.                                       131,070   2,136,441       0.0%
#*  Soligenix, Inc.                                               13,699      27,535       0.0%
#*  Sorrento Therapeutics, Inc.                                   13,797      36,562       0.0%
#*  Spectrum Pharmaceuticals, Inc.                               458,066   8,973,513       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
#*  Stemline Therapeutics, Inc.                                   27,912 $    380,999       0.0%
#*  Sucampo Pharmaceuticals, Inc. Class A                        301,086    3,010,860       0.0%
#*  Supernus Pharmaceuticals, Inc.                               269,676   11,218,522       0.2%
#*  Surgery Partners, Inc.                                        36,623      338,763       0.0%
*   Surmodics, Inc.                                              141,810    4,218,847       0.1%
#*  Syndax Pharmaceuticals, Inc.                                   8,166       91,296       0.0%
#*  Tenet Healthcare Corp.                                       187,442    2,676,672       0.0%
#*  Tetraphase Pharmaceuticals, Inc.                             141,728      851,785       0.0%
#*  Tivity Health, Inc.                                          374,675   17,328,719       0.3%
#*  Tonix Pharmaceuticals Holding Corp.                            9,821       36,436       0.0%
#*  Triple-S Management Corp. Class B                            144,886    3,478,713       0.1%
#   US Physical Therapy, Inc.                                    142,214    9,663,441       0.2%
    Utah Medical Products, Inc.                                   47,236    3,561,594       0.1%
#*  Varex Imaging Corp.                                           43,710    1,502,313       0.0%
#*  Verastem, Inc.                                               106,306      406,089       0.0%
#*  Voyager Therapeutics, Inc.                                    29,343      617,964       0.0%
#*  XBiotech, Inc.                                                15,923       67,832       0.0%
#*  Xencor, Inc.                                                  85,930    1,699,695       0.0%
*   Zafgen, Inc.                                                 132,203      470,643       0.0%
#*  Zogenix, Inc.                                                 94,426    3,540,975       0.1%
                                                                         ------------       ---
Total Health Care                                                         624,330,330       9.9%
                                                                         ------------       ---
Industrials -- (18.8%)
#   AAON, Inc.                                                   421,106   14,738,710       0.2%
    AAR Corp.                                                    290,650   11,303,378       0.2%
#*  Acacia Research Corp.                                         70,361      316,625       0.0%
*   ACCO Brands Corp.                                            707,294    9,230,187       0.1%
    Acme United Corp.                                             31,085      699,412       0.0%
#   Actuant Corp. Class A                                        136,863    3,490,006       0.1%
#   Advanced Drainage Systems, Inc.                               80,554    1,574,831       0.0%
#*  Aegion Corp.                                                 301,196    7,014,855       0.1%
*   AeroCentury Corp.                                              9,017      126,689       0.0%
#*  Aerojet Rocketdyne Holdings, Inc.                            455,303   14,378,469       0.2%
#*  Aerovironment, Inc.                                          226,435   11,584,415       0.2%
*   Air Transport Services Group, Inc.                           486,146   11,764,733       0.2%
    Aircastle, Ltd.                                              246,401    5,731,287       0.1%
#   Alamo Group, Inc.                                             94,157    9,933,563       0.2%
#   Albany International Corp. Class A                           280,221   16,911,337       0.3%
    Allied Motion Technologies, Inc.                              67,463    1,915,949       0.0%
    Altra Industrial Motion Corp.                                294,050   14,084,995       0.2%
#*  Ameresco, Inc. Class A                                       108,547      835,812       0.0%
#   American Railcar Industries, Inc.                            168,698    6,714,180       0.1%
*   American Superconductor Corp.                                  2,865       12,033       0.0%
*   American Woodmark Corp.                                      142,945   13,808,487       0.2%
*   AMREP Corp.                                                   66,450      472,459       0.0%
#   Apogee Enterprises, Inc.                                     291,143   13,896,255       0.2%
*   ARC Document Solutions, Inc.                                 318,441    1,407,509       0.0%
    ArcBest Corp.                                                184,166    6,003,812       0.1%
#   Argan, Inc.                                                  175,577   12,070,919       0.2%
*   Armstrong Flooring, Inc.                                     122,189    1,808,397       0.0%
#*  Arotech Corp.                                                118,509      474,036       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
*   Art's-Way Manufacturing Co., Inc.                                200 $       530       0.0%
    Astec Industries, Inc.                                       190,204   9,881,098       0.2%
#*  Astronics Corp.                                              156,446   5,381,742       0.1%
#*  Astronics Corp. Class B                                        6,976     240,149       0.0%
*   Atkore International Group, Inc.                             109,237   2,109,366       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                           104,895   6,435,308       0.1%
*   Avalon Holdings Corp. Class A                                 13,946      28,796       0.0%
#*  Axon Enterprise, Inc.                                        538,938  12,379,406       0.2%
#   AZZ, Inc.                                                    202,872   9,697,282       0.2%
#*  Babcock & Wilcox Enterprises, Inc.                            50,634     221,777       0.0%
    Barrett Business Services, Inc.                               25,028   1,521,452       0.0%
*   Blue Bird Corp.                                                9,917     204,786       0.0%
#*  BlueLinx Holdings, Inc.                                       19,319     168,462       0.0%
#*  BMC Stock Holdings, Inc.                                     186,889   4,008,769       0.1%
    Brady Corp. Class A                                          181,249   6,896,524       0.1%
#   Briggs & Stratton Corp.                                      387,579   9,766,991       0.2%
    Brink's Co. (The)                                            222,778  16,953,406       0.3%
#*  Broadwind Energy, Inc.                                        29,075      80,102       0.0%
#*  Builders FirstSource, Inc.                                   513,027   9,244,747       0.1%
*   CAI International, Inc.                                      133,926   4,957,941       0.1%
#*  Casella Waste Systems, Inc. Class A                          462,261   8,533,338       0.1%
*   CBIZ, Inc.                                                   555,820   9,421,149       0.2%
#   CECO Environmental Corp.                                     208,214   1,826,037       0.0%
#   Celadon Group, Inc.                                          177,638   1,305,639       0.0%
#*  Chart Industries, Inc.                                       336,140  14,622,090       0.2%
    Chicago Rivet & Machine Co.                                   17,700     536,487       0.0%
#   CIRCOR International, Inc.                                   180,711   7,942,248       0.1%
*   Civeo Corp.                                                   98,060     204,945       0.0%
*   Cogint, Inc.                                                   7,665      34,876       0.0%
    Columbus McKinnon Corp.                                      164,465   6,506,235       0.1%
    Comfort Systems USA, Inc.                                    378,197  16,754,127       0.3%
*   Command Security Corp.                                        17,842      56,202       0.0%
*   Commercial Vehicle Group, Inc.                               169,467   1,376,072       0.0%
    CompX International, Inc.                                     18,270     271,310       0.0%
#*  Continental Building Products, Inc.                          343,174   9,162,746       0.1%
*   Continental Materials Corp.                                   14,518     279,472       0.0%
    Costamare, Inc.                                               85,141     528,726       0.0%
*   Covenant Transportation Group, Inc. Class A                  121,098   3,596,611       0.1%
#*  CPI Aerostructures, Inc.                                      63,446     593,220       0.0%
    CRA International, Inc.                                      100,515   4,247,764       0.1%
*   CSW Industrials, Inc.                                         19,347     948,970       0.0%
#   Cubic Corp.                                                  139,048   7,585,068       0.1%
    DMC Global, Inc.                                             110,479   2,402,918       0.0%
#   Douglas Dynamics, Inc.                                       260,255  10,917,697       0.2%
#*  Ducommun, Inc.                                                96,736   3,189,386       0.1%
*   DXP Enterprises, Inc.                                        140,328   4,500,319       0.1%
#*  Eagle Bulk Shipping, Inc.                                     20,831      97,906       0.0%
    Eastern Co. (The)                                             55,897   1,615,423       0.0%
#*  Echo Global Logistics, Inc.                                  170,271   4,095,018       0.1%
    Ecology and Environment, Inc. Class A                         19,292     226,681       0.0%
    Encore Wire Corp.                                            197,852   8,933,018       0.1%
*   Engility Holdings, Inc.                                      177,120   5,963,630       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   Ennis, Inc.                                                  220,827 $ 4,449,664       0.1%
    EnPro Industries, Inc.                                       111,990   9,378,043       0.2%
#   EnviroStar, Inc.                                              33,694     899,630       0.0%
#   ESCO Technologies, Inc.                                      177,756  10,300,960       0.2%
    Espey Manufacturing & Electronics Corp.                       35,187     800,152       0.0%
    Essendant, Inc.                                              207,611   2,009,674       0.0%
#*  ExOne Co. (The)                                               13,293     141,305       0.0%
    Exponent, Inc.                                               266,014  19,645,134       0.3%
    Federal Signal Corp.                                         656,762  14,021,869       0.2%
#   Forrester Research, Inc.                                     245,923  10,746,835       0.2%
    Forward Air Corp.                                            306,722  17,618,112       0.3%
*   Franklin Covey Co.                                           167,415   3,247,851       0.1%
#   Franklin Electric Co., Inc.                                  117,324   5,338,242       0.1%
    FreightCar America, Inc.                                      92,600   1,733,472       0.0%
#*  FTI Consulting, Inc.                                         182,631   7,807,475       0.1%
*   Fuel Tech, Inc.                                                5,156       4,697       0.0%
#*  FuelCell Energy, Inc.                                         12,870      28,185       0.0%
#*  Genco Shipping & Trading, Ltd.                                 9,101     109,303       0.0%
*   Gencor Industries, Inc.                                       56,434   1,021,455       0.0%
#   General Cable Corp.                                           64,440   1,350,018       0.0%
#*  Gibraltar Industries, Inc.                                   302,571  10,060,486       0.2%
    Global Brass & Copper Holdings, Inc.                         161,370   5,647,950       0.1%
*   GMS, Inc.                                                      2,107      71,743       0.0%
#*  Golden Ocean Group, Ltd.                                      11,471      94,062       0.0%
#*  Goldfield Corp. (The)                                        187,468   1,077,941       0.0%
    Gorman-Rupp Co. (The)                                        259,738   8,306,421       0.1%
#*  GP Strategies Corp.                                          173,745   5,047,292       0.1%
    Graham Corp.                                                  70,315   1,354,970       0.0%
*   Great Lakes Dredge & Dock Corp.                              410,868   2,095,427       0.0%
#   Greenbrier Cos., Inc. (The)                                  203,120  10,602,864       0.2%
#   Griffon Corp.                                                407,718   9,194,041       0.1%
#   H&E Equipment Services, Inc.                                 344,513  11,348,258       0.2%
    Hardinge, Inc.                                                92,268   1,526,113       0.0%
*   Harsco Corp.                                                 290,702   6,177,417       0.1%
#*  HC2 Holdings, Inc.                                            14,487      78,664       0.0%
#   Heartland Express, Inc.                                      192,364   4,103,124       0.1%
    Heidrick & Struggles International, Inc.                     141,969   3,527,930       0.1%
#*  Herc Holdings, Inc.                                          242,608  11,756,784       0.2%
*   Heritage-Crystal Clean, Inc.                                  33,968     664,074       0.0%
    Herman Miller, Inc.                                           24,178     812,381       0.0%
*   Hertz Global Holdings, Inc.                                   80,525   2,002,657       0.0%
#*  Hill International, Inc.                                     331,796   1,758,519       0.0%
#   HNI Corp.                                                     12,372     423,370       0.0%
*   Houston Wire & Cable Co.                                     171,297     916,439       0.0%
*   Hub Group, Inc. Class A                                      284,467  12,317,421       0.2%
*   Hudson Global, Inc.                                          172,207     260,033       0.0%
#*  Hudson Technologies, Inc.                                    280,729   1,661,916       0.0%
    Hurco Cos., Inc.                                              55,394   2,478,881       0.0%
*   Huron Consulting Group, Inc.                                 191,907   7,023,796       0.1%
#*  Huttig Building Products, Inc.                               153,581   1,032,064       0.0%
    Hyster-Yale Materials Handling, Inc.                         101,525   7,968,697       0.1%
*   ICF International, Inc.                                      127,837   6,864,847       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
#*  IES Holdings, Inc.                                             158,242 $ 2,959,125       0.1%
*   InnerWorkings, Inc.                                            605,690   6,589,907       0.1%
*   Innovative Solutions & Support, Inc.                           139,210     451,040       0.0%
    Insperity, Inc.                                                161,328  15,310,027       0.2%
#   Insteel Industries, Inc.                                       192,911   4,928,876       0.1%
    Interface, Inc.                                                675,348  15,397,934       0.2%
*   Intersections, Inc.                                             91,880     226,944       0.0%
    Kadant, Inc.                                                    96,589  10,972,510       0.2%
    Kaman Corp.                                                    281,442  15,743,865       0.3%
    Kelly Services, Inc. Class A                                   273,774   7,202,994       0.1%
    Kelly Services, Inc. Class B                                       635      16,793       0.0%
*   Key Technology, Inc.                                            49,705     836,038       0.0%
#*  KEYW Holding Corp. (The)                                        90,124     680,436       0.0%
    Kforce, Inc.                                                   307,035   6,432,383       0.1%
    Kimball International, Inc. Class B                            353,449   6,775,617       0.1%
    Knoll, Inc.                                                    540,436  11,468,052       0.2%
    Korn/Ferry International                                       413,737  17,306,619       0.3%
#*  Kratos Defense & Security Solutions, Inc.                      432,847   5,211,478       0.1%
#*  Lawson Products, Inc.                                           80,102   2,014,565       0.0%
#*  Layne Christensen Co.                                          145,371   1,920,351       0.0%
#   LB Foster Co. Class A                                          104,091   2,591,866       0.0%
#   Lindsay Corp.                                                   94,854   8,684,832       0.1%
    LS Starrett Co. (The) Class A                                   47,782     406,147       0.0%
    LSC Communications, Inc.                                        72,057   1,165,882       0.0%
    LSI Industries, Inc.                                           219,905   1,528,340       0.0%
*   Lydall, Inc.                                                   198,020  11,445,556       0.2%
#*  Manitex International, Inc.                                      9,596      87,132       0.0%
#*  Manitowoc Co., Inc. (The)                                    1,388,509  13,218,606       0.2%
    Marten Transport, Ltd.                                         493,176   9,690,908       0.2%
*   Mastech Digital, Inc.                                           18,352     233,988       0.0%
    Matson, Inc.                                                   253,938   6,914,732       0.1%
    Matthews International Corp. Class A                            92,502   5,813,751       0.1%
#   Maxar Technologies, Ltd.                                        10,955     693,451       0.0%
    McGrath RentCorp                                               241,729  10,805,286       0.2%
#*  Mercury Systems, Inc.                                          331,400  16,725,758       0.3%
*   Meritor, Inc.                                                  953,195  24,792,602       0.4%
*   Milacron Holdings Corp.                                         72,714   1,305,216       0.0%
    Miller Industries, Inc.                                         81,772   2,310,059       0.0%
*   Mistras Group, Inc.                                            194,894   4,094,723       0.1%
#   Mobile Mini, Inc.                                              208,412   6,898,437       0.1%
*   MRC Global, Inc.                                               588,204  10,087,699       0.2%
#   Mueller Industries, Inc.                                         8,000     278,000       0.0%
    Mueller Water Products, Inc. Class A                           796,047   9,504,801       0.2%
#   Multi-Color Corp.                                              155,090  12,825,943       0.2%
*   MYR Group, Inc.                                                141,325   4,506,854       0.1%
    National Presto Industries, Inc.                                42,780   5,000,982       0.1%
*   Navigant Consulting, Inc.                                      365,534   6,327,394       0.1%
*   NCI Building Systems, Inc.                                     378,880   6,043,136       0.1%
*   Nexeo Solutions, Inc.                                           22,648     167,369       0.0%
*   NL Industries, Inc.                                            265,879   3,456,427       0.1%
#   NN, Inc.                                                       206,992   6,116,614       0.1%
#*  Northwest Pipe Co.                                              72,433   1,321,178       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#*  NOW, Inc.                                                    337,719 $ 4,228,242       0.1%
#*  NV5 Global, Inc.                                              42,692   2,480,405       0.0%
#   Omega Flex, Inc.                                              99,751   6,432,942       0.1%
#*  Orion Energy Systems, Inc.                                    35,439      30,478       0.0%
*   Orion Group Holdings, Inc.                                   158,655   1,142,316       0.0%
*   PAM Transportation Services, Inc.                             40,566   1,187,367       0.0%
    Park-Ohio Holdings Corp.                                      97,922   4,617,022       0.1%
#*  Patrick Industries, Inc.                                     172,176  16,012,368       0.3%
#*  Patriot Transportation Holding, Inc.                          30,858     583,525       0.0%
*   Pendrell Corp.                                                14,388      93,234       0.0%
*   Performant Financial Corp.                                   244,566     454,893       0.0%
*   Perma-Fix Environmental Services                               1,994       7,478       0.0%
*   Perma-Pipe International Holdings, Inc.                       57,134     477,069       0.0%
#*  PGT Innovations, Inc.                                        447,150   6,304,815       0.1%
#*  Pioneer Power Solutions, Inc.                                  3,481      26,630       0.0%
#*  Ply Gem Holdings, Inc.                                       229,031   3,870,624       0.1%
    Powell Industries, Inc.                                      105,171   3,047,856       0.1%
    Preformed Line Products Co.                                   51,141   3,636,637       0.1%
    Primoris Services Corp.                                      394,172  11,143,242       0.2%
#*  Proto Labs, Inc.                                               5,839     509,453       0.0%
    Quad/Graphics, Inc.                                          148,524   3,384,862       0.1%
#   Quanex Building Products Corp.                               310,760   6,821,182       0.1%
*   Radiant Logistics, Inc.                                      114,299     557,779       0.0%
#   Raven Industries, Inc.                                       391,690  13,180,368       0.2%
*   RCM Technologies, Inc.                                       102,549     607,090       0.0%
#   Resources Connection, Inc.                                   297,946   4,692,649       0.1%
*   Roadrunner Transportation Systems, Inc.                      218,609   1,923,759       0.0%
*   RPX Corp.                                                    343,499   4,472,357       0.1%
#   RR Donnelley & Sons Co.                                       37,510     345,092       0.0%
*   Rush Enterprises, Inc. Class A                               232,414  11,801,983       0.2%
*   Rush Enterprises, Inc. Class B                                93,540   4,451,569       0.1%
#*  Saia, Inc.                                                   216,736  14,044,493       0.2%
#*  Scorpio Bulkers, Inc.                                        122,104     976,832       0.0%
    Servotronics, Inc.                                            24,804     217,531       0.0%
*   SIFCO Industries, Inc.                                        45,608     332,938       0.0%
#   SkyWest, Inc.                                                338,876  15,961,060       0.3%
*   SP Plus Corp.                                                176,648   6,845,110       0.1%
    Spartan Motors, Inc.                                         251,013   4,053,860       0.1%
*   Sparton Corp.                                                 49,766   1,159,050       0.0%
*   SPX Corp.                                                    191,064   5,596,265       0.1%
*   SPX FLOW, Inc.                                               243,961  10,058,512       0.2%
    Standex International Corp.                                  136,665  14,151,661       0.2%
    Steelcase, Inc. Class A                                       99,281   1,444,539       0.0%
#*  Sterling Construction Co., Inc.                              202,539   3,615,321       0.1%
    Sun Hydraulics Corp.                                         259,337  14,919,658       0.2%
#*  Sunrun, Inc.                                                  21,701     124,564       0.0%
#*  Team, Inc.                                                   219,466   2,699,432       0.0%
*   Tel-Instrument Electronics Corp.                              16,011      46,432       0.0%
#   Tennant Co.                                                  171,312  11,880,487       0.2%
#*  Thermon Group Holdings, Inc.                                 218,105   4,691,439       0.1%
#   Titan International, Inc.                                    404,165   3,936,567       0.1%
#*  Titan Machinery, Inc.                                        137,677   2,050,011       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Industrials -- (Continued)
*   TPI Composites, Inc.                                           3,596 $       90,080       0.0%
*   Transcat, Inc.                                                42,500        539,750       0.0%
#*  Trex Co., Inc.                                               171,259     18,744,298       0.3%
*   TriMas Corp.                                                 392,134     10,411,158       0.2%
#*  TriNet Group, Inc.                                           135,898      4,718,379       0.1%
    Triton International, Ltd.                                    53,956      2,152,844       0.0%
#   Triumph Group, Inc.                                          278,928      8,660,714       0.1%
*   TrueBlue, Inc.                                               446,143     12,090,475       0.2%
#*  Tutor Perini Corp.                                           261,705      7,380,081       0.1%
#*  Twin Disc, Inc.                                               92,395      1,972,633       0.0%
*   Ultralife Corp.                                              106,484        798,630       0.0%
    Universal Forest Products, Inc.                              112,218     12,669,412       0.2%
#   Universal Logistics Holdings, Inc.                            83,613      1,806,041       0.0%
#   US Ecology, Inc.                                             244,656     11,633,393       0.2%
#*  USA Truck, Inc.                                               57,561        811,610       0.0%
*   Vectrus, Inc.                                                 23,931        730,135       0.0%
*   Veritiv Corp.                                                 54,814      1,762,270       0.0%
    Viad Corp.                                                   189,612     11,006,977       0.2%
#*  Vicor Corp.                                                  253,461      5,462,085       0.1%
*   Virco Manufacturing Corp.                                    133,476        754,139       0.0%
*   Volt Information Sciences, Inc.                              172,876        743,367       0.0%
    VSE Corp.                                                     67,425      3,310,567       0.1%
#   Wabash National Corp.                                        666,647     14,999,557       0.2%
#*  Wesco Aircraft Holdings, Inc.                                477,072      4,317,502       0.1%
#*  Willdan Group, Inc.                                           61,352      1,844,241       0.0%
*   Willis Lease Finance Corp.                                    75,708      1,899,514       0.0%
*   Xerium Technologies, Inc.                                     25,580        120,226       0.0%
#*  YRC Worldwide, Inc.                                          299,143      4,029,456       0.1%
                                                                         --------------      ----
Total Industrials                                                         1,389,945,765      22.0%
                                                                         --------------      ----
Information Technology -- (11.9%)
*   Actua Corp.                                                  431,373      6,664,713       0.1%
#*  Acxiom Corp.                                                  26,462        665,784       0.0%
*   ADDvantage Technologies Group, Inc.                           84,703        123,666       0.0%
    ADTRAN, Inc.                                                 549,382     11,591,960       0.2%
#*  Advanced Energy Industries, Inc.                              68,646      5,815,689       0.1%
*   Agilysys, Inc.                                               205,012      2,515,497       0.0%
*   Alpha & Omega Semiconductor, Ltd.                            169,490      3,123,701       0.1%
#*  Ambarella, Inc.                                               25,284      1,427,029       0.0%
    American Software, Inc. Class A                              225,740      2,801,433       0.1%
#*  Amtech Systems, Inc.                                          79,676      1,160,083       0.0%
#*  ANGI Homeservices, Inc. Class A                               50,766        634,575       0.0%
#*  Applied Optoelectronics, Inc.                                 81,995      3,340,476       0.1%
    AstroNova, Inc.                                               58,981        734,313       0.0%
#*  Asure Software, Inc.                                          15,905        179,408       0.0%
*   AutoWeb, Inc.                                                 57,421        397,353       0.0%
*   Aviat Networks, Inc.                                          26,409        438,389       0.0%
#*  Avid Technology, Inc.                                        368,175      1,634,697       0.0%
*   Aware, Inc.                                                  144,939        673,966       0.0%
*   Axcelis Technologies, Inc.                                   279,469      9,194,530       0.2%
*   AXT, Inc.                                                    276,525      2,571,683       0.1%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#   Badger Meter, Inc.                                           331,482 $14,518,912       0.2%
*   Bankrate, Inc.                                               230,053   3,197,737       0.1%
#*  Barracuda Networks, Inc.                                     287,577   6,703,420       0.1%
*   Bazaarvoice, Inc.                                            396,461   1,912,924       0.0%
    Bel Fuse, Inc. Class A                                        33,988     958,971       0.0%
    Bel Fuse, Inc. Class B                                        98,107   3,173,761       0.1%
*   Benchmark Electronics, Inc.                                  359,035  11,112,133       0.2%
    Black Box Corp.                                              121,433     376,442       0.0%
#*  Blucora, Inc.                                                305,788   6,635,600       0.1%
#*  Bottomline Technologies de, Inc.                             142,066   4,625,669       0.1%
#*  BroadSoft, Inc.                                               11,067     607,025       0.0%
#*  BroadVision, Inc.                                             16,737      69,459       0.0%
    Brooks Automation, Inc.                                      501,543  17,248,064       0.3%
*   BSQUARE Corp.                                                103,061     551,376       0.0%
    Cabot Microelectronics Corp.                                 221,606  21,422,652       0.3%
*   CalAmp Corp.                                                 393,226   8,938,027       0.2%
#*  Calix, Inc.                                                  387,612   2,131,866       0.0%
#*  Carbonite, Inc.                                              178,287   4,047,115       0.1%
#*  Cardtronics P.L.C. Class A                                    77,608   1,777,223       0.0%
#*  Cars.com, Inc.                                                49,202   1,171,992       0.0%
#   Cass Information Systems, Inc.                                72,883   4,700,954       0.1%
#*  Ceva, Inc.                                                   165,004   7,969,693       0.1%
#*  Clearfield, Inc.                                             100,696   1,379,535       0.0%
    Cohu, Inc.                                                   183,034   4,722,277       0.1%
#*  CommerceHub, Inc. Series A                                    24,734     552,310       0.0%
    Communications Systems, Inc.                                  79,847     345,738       0.0%
    Computer Task Group, Inc.                                    189,732     956,249       0.0%
    Comtech Telecommunications Corp.                             153,010   3,291,245       0.1%
    Concurrent Computer Corp.                                     34,201     209,994       0.0%
#*  Control4 Corp.                                                84,265   2,481,604       0.0%
#*  Cray, Inc.                                                   299,185   6,178,170       0.1%
    CSG Systems International, Inc.                              350,580  14,843,557       0.2%
#   CSP, Inc.                                                     49,891     554,289       0.0%
    CTS Corp.                                                    259,220   7,050,784       0.1%
#*  CUI Global, Inc.                                               3,773      11,734       0.0%
#*  CVD Equipment Corp.                                           29,398     341,311       0.0%
#*  CyberOptics Corp.                                             54,731     788,126       0.0%
#   Daktronics, Inc.                                             292,911   3,008,196       0.1%
*   DASAN Zhone Solutions, Inc.                                    8,601      55,562       0.0%
*   Data I/O Corp.                                                78,900   1,005,186       0.0%
*   Datawatch Corp.                                               18,646     234,007       0.0%
*   DHI Group, Inc.                                              466,584   1,026,485       0.0%
*   Digi International, Inc.                                     225,373   2,343,879       0.0%
#*  Digital Ally, Inc.                                             7,616      13,899       0.0%
*   Diodes, Inc.                                                 313,503  10,765,693       0.2%
*   DSP Group, Inc.                                              180,843   2,423,296       0.0%
#*  Eastman Kodak Co.                                             72,511     387,934       0.0%
#   Ebix, Inc.                                                   110,265   7,492,507       0.1%
*   Edgewater Technology, Inc.                                    89,428     582,176       0.0%
*   Electro Scientific Industries, Inc.                          272,959   4,883,237       0.1%
#*  Electro-Sensors, Inc.                                          3,450      13,110       0.0%
*   Emcore Corp.                                                 150,023   1,237,690       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Endurance International Group Holdings, Inc.                  60,179 $   493,468       0.0%
#*  Envestnet, Inc.                                               27,671   1,477,631       0.0%
*   ePlus, Inc.                                                  123,653  11,821,227       0.2%
*   Everi Holdings, Inc.                                         462,803   3,836,637       0.1%
*   Evolving Systems, Inc.                                        38,187     175,660       0.0%
*   Exa Corp.                                                     16,768     406,456       0.0%
*   ExlService Holdings, Inc.                                    333,971  20,846,470       0.3%
#*  Extreme Networks, Inc.                                       481,464   5,777,568       0.1%
#*  Fabrinet                                                     356,201  13,243,553       0.2%
#*  FARO Technologies, Inc.                                      143,062   7,410,612       0.1%
#*  Finjan Holdings, Inc.                                         13,359      27,653       0.0%
#*  Fitbit, Inc. Class A                                          12,694      77,941       0.0%
*   FormFactor, Inc.                                             605,613  11,022,157       0.2%
*   Frequency Electronics, Inc.                                   67,025     623,333       0.0%
#   GlobalSCAPE, Inc.                                             22,325      90,416       0.0%
#*  Globant SA                                                    24,818     936,135       0.0%
*   GSE Systems, Inc.                                            119,569     418,492       0.0%
#*  GSI Technology, Inc.                                         106,413     736,378       0.0%
#*  GTT Communications, Inc.                                     392,222  14,296,492       0.2%
    Hackett Group, Inc. (The)                                    373,226   5,762,609       0.1%
#*  Harmonic, Inc.                                               912,010   3,374,437       0.1%
#*  ID Systems, Inc.                                              37,912     282,444       0.0%
*   IEC Electronics Corp.                                         21,736      97,921       0.0%
#*  II-VI, Inc.                                                   68,494   3,095,929       0.1%
#*  Image Sensing Systems, Inc.                                    2,530       8,476       0.0%
#*  Immersion Corp.                                                  595       4,808       0.0%
#*  Infinera Corp.                                               666,966   5,582,505       0.1%
#*  Information Services Group, Inc.                               7,565      30,865       0.0%
*   Innodata, Inc.                                               217,125     282,263       0.0%
#*  Inphi Corp.                                                   37,627   1,541,954       0.0%
#*  Inseego Corp.                                                  7,893      11,840       0.0%
#*  Insight Enterprises, Inc.                                    311,814  14,047,221       0.2%
*   Intelligent Systems Corp.                                      4,600      17,715       0.0%
#*  Internap Corp.                                               309,478   1,439,073       0.0%
*   inTEST Corp.                                                  79,541     684,053       0.0%
*   Intevac, Inc.                                                173,736   1,459,382       0.0%
*   IntriCon Corp.                                                53,872     606,060       0.0%
#*  Iteris, Inc.                                                  52,380     361,946       0.0%
*   IXYS Corp.                                                   295,404   7,296,479       0.1%
#*  Kemet Corp.                                                  354,075   9,096,187       0.2%
*   Key Tronic Corp.                                              24,728     186,202       0.0%
*   Kimball Electronics, Inc.                                    183,216   4,030,752       0.1%
#*  Knowles Corp.                                                298,101   4,936,553       0.1%
#*  Kopin Corp.                                                  612,457   2,149,724       0.0%
*   Kulicke & Soffa Industries, Inc.                             582,384  13,190,998       0.2%
#*  KVH Industries, Inc.                                         155,678   1,798,081       0.0%
#*  Lattice Semiconductor Corp.                                  843,126   4,932,287       0.1%
*   Leaf Group, Ltd.                                             140,953     993,719       0.0%
#*  LGL Group, Inc. (The)                                         51,187     307,122       0.0%
*   Lightpath Technologies, Inc. Class A                           7,150      28,457       0.0%
*   Limelight Networks, Inc.                                     669,173   3,312,406       0.1%
*   Liquidity Services, Inc.                                     102,787     585,886       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Luxoft Holding, Inc.                                          15,736 $   732,511       0.0%
#*  MagnaChip Semiconductor Corp.                                 86,929     899,715       0.0%
    ManTech International Corp. Class A                          158,253   7,344,522       0.1%
#*  Marchex, Inc. Class B                                        240,412     745,277       0.0%
#*  MaxLinear, Inc.                                              188,895   4,622,261       0.1%
#*  Maxwell Technologies, Inc.                                   227,226   1,095,229       0.0%
#*  Meet Group, Inc.(The)                                        544,893   1,847,187       0.0%
#   Mesa Laboratories, Inc.                                       31,531   5,027,618       0.1%
#   Methode Electronics, Inc.                                    408,852  19,175,159       0.3%
*   MicroStrategy, Inc. Class A                                   11,710   1,548,765       0.0%
#*  ModusLink Global Solutions, Inc.                             161,965     294,776       0.0%
#*  MoneyGram International, Inc.                                163,180   2,537,449       0.0%
#   Monotype Imaging Holdings, Inc.                              340,876   7,857,192       0.1%
#   MTS Systems Corp.                                            166,561   8,669,500       0.1%
*   Nanometrics, Inc.                                            235,659   6,662,080       0.1%
*   Napco Security Technologies, Inc.                            274,172   2,782,846       0.1%
#*  NeoPhotonics Corp.                                           332,783   1,733,799       0.0%
#*  NETGEAR, Inc.                                                237,290  11,069,578       0.2%
    Network-1 Technologies, Inc.                                  32,802     137,768       0.0%
#   NIC, Inc.                                                    609,382  10,359,494       0.2%
*   Novanta, Inc.                                                185,289   8,764,170       0.1%
#*  Numerex Corp. Class A                                         74,780     298,372       0.0%
    NVE Corp.                                                      4,919     418,509       0.0%
#*  Oclaro, Inc.                                                 320,213   2,648,162       0.1%
*   Onvia, Inc.                                                    6,308      56,614       0.0%
*   Optical Cable Corp.                                           55,836     136,798       0.0%
#*  OSI Systems, Inc.                                            216,618  19,144,699       0.3%
#*  PAR Technology Corp.                                         134,431   1,470,675       0.0%
    Park Electrochemical Corp.                                   188,619   3,561,127       0.1%
#   PC Connection, Inc.                                          114,171   3,082,617       0.1%
    PC-Tel, Inc.                                                 175,004   1,163,777       0.0%
*   PCM, Inc.                                                    116,708   1,639,747       0.0%
#*  PDF Solutions, Inc.                                          281,872   4,129,425       0.1%
*   Perceptron, Inc.                                              65,295     498,854       0.0%
*   Perficient, Inc.                                             349,242   6,792,757       0.1%
#*  PFSweb, Inc.                                                 131,263   1,089,483       0.0%
#*  Photronics, Inc.                                             512,432   4,970,590       0.1%
*   Planet Payment, Inc.                                         192,950     862,487       0.0%
    Plantronics, Inc.                                             44,604   2,023,237       0.0%
#*  Plexus Corp.                                                 252,780  15,528,275       0.3%
#   Power Integrations, Inc.                                      58,810   4,725,383       0.1%
*   PRGX Global, Inc.                                            140,269   1,059,031       0.0%
#*  Professional Diversity Network, Inc.                           1,600       4,496       0.0%
    Progress Software Corp.                                      389,221  16,475,725       0.3%
    QAD, Inc. Class A                                            102,799   3,803,563       0.1%
    QAD, Inc. Class B                                             29,836     880,162       0.0%
#*  Qualstar Corp.                                                15,022     109,961       0.0%
*   Qualys, Inc.                                                 133,781   7,077,015       0.1%
*   Quantum Corp.                                                 50,967     270,125       0.0%
*   QuinStreet, Inc.                                             139,279   1,239,583       0.0%
*   Qumu Corp.                                                    83,584     263,290       0.0%
#*  Radisys Corp.                                                 94,726     125,038       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Rambus, Inc.                                                 869,540 $12,790,933       0.2%
#*  RealNetworks, Inc.                                           369,481   1,743,950       0.0%
#   Reis, Inc.                                                    96,561   1,762,238       0.0%
#   Relm Wireless Corp.                                           40,346     143,228       0.0%
#   RF Industries, Ltd.                                           52,025     127,461       0.0%
    Richardson Electronics, Ltd.                                 101,846     674,221       0.0%
*   Rogers Corp.                                                 130,776  19,888,414       0.3%
*   Rosetta Stone, Inc.                                           44,605     453,633       0.0%
*   Rubicon Project, Inc. (The)                                  151,323     538,710       0.0%
#*  Rubicon Technology, Inc.                                       2,007      15,273       0.0%
*   Rudolph Technologies, Inc.                                   353,792   9,817,728       0.2%
#*  Sapiens International Corp. NV                                 3,598      50,264       0.0%
*   ScanSource, Inc.                                             226,042   9,708,504       0.2%
#*  Seachange International, Inc.                                339,980     900,947       0.0%
*   ServiceSource International, Inc.                             93,444     325,185       0.0%
#*  Shutterstock, Inc.                                            41,515   1,618,670       0.0%
*   Sigma Designs, Inc.                                          332,058   2,008,951       0.0%
#*  Sigmatron International, Inc.                                  9,685      91,233       0.0%
*   Silver Spring Networks, Inc.                                  57,379     924,949       0.0%
*   SMTC Corp.                                                    12,219      17,718       0.0%
#*  SolarEdge Technologies, Inc.                                  58,515   1,922,218       0.0%
*   Sonic Foundry, Inc.                                            3,901      13,185       0.0%
*   Sonus Networks, Inc.                                         358,054   2,792,821       0.1%
*   Stamps.com, Inc.                                              21,532   4,831,781       0.1%
*   StarTek, Inc.                                                103,192   1,232,112       0.0%
*   Stratasys, Ltd.                                              224,241   5,049,907       0.1%
#*  Super Micro Computer, Inc.                                   383,947   7,640,545       0.1%
*   Sykes Enterprises, Inc.                                      389,234  11,264,432       0.2%
#*  Synaptics, Inc.                                              172,288   6,395,331       0.1%
#*  Synchronoss Technologies, Inc.                                47,288     535,773       0.0%
#*  Syntel, Inc.                                                 219,117   5,118,573       0.1%
#   Systemax, Inc.                                               331,382   9,460,956       0.2%
*   TechTarget, Inc.                                              69,136     861,435       0.0%
#*  Telaria, Inc.                                                 14,021      62,954       0.0%
*   Telenav, Inc.                                                235,000   1,515,750       0.0%
    TeleTech Holdings, Inc.                                      233,029   9,705,658       0.2%
    Tessco Technologies, Inc.                                     64,830   1,037,280       0.0%
    TransAct Technologies, Inc.                                   90,009     855,086       0.0%
    Travelport Worldwide, Ltd.                                   450,037   7,061,081       0.1%
#*  Travelzoo                                                     75,888     508,450       0.0%
*   Trio-Tech International                                        3,392      19,216       0.0%
#   TSR, Inc.                                                     60,552     305,788       0.0%
#*  TTM Technologies, Inc.                                       665,422  10,500,359       0.2%
#*  Ultra Clean Holdings, Inc.                                   277,556   7,083,229       0.1%
#*  Unisys Corp.                                                 311,119   2,722,291       0.1%
*   VASCO Data Security International, Inc.                      107,730   1,465,128       0.0%
#*  Veeco Instruments, Inc.                                      451,381   8,147,427       0.1%
#*  Viavi Solutions, Inc.                                        355,716   3,301,044       0.1%
#*  Virtusa Corp.                                                355,975  13,584,006       0.2%
*   Vishay Precision Group, Inc.                                 108,345   2,659,870       0.1%
    Wayside Technology Group, Inc.                                31,517     436,510       0.0%
*   Web.com Group, Inc.                                          478,171  11,523,921       0.2%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Information Technology -- (Continued)
*   Wireless Telecom Group, Inc.                                 150,157 $    255,267       0.0%
*   Xcerra Corp.                                                 394,368    3,884,525       0.1%
*   XO Group, Inc.                                               225,188    4,494,752       0.1%
#   Xperi Corp.                                                  314,440    7,232,120       0.1%
#   YuMe, Inc.                                                    59,501      249,904       0.0%
*   Zedge, Inc. Class B                                           70,067      204,596       0.0%
*   Zix Corp.                                                    502,148    2,435,418       0.0%
                                                                         ------------      ----
Total Information Technology                                              875,403,755      13.9%
                                                                         ------------      ----
Materials -- (4.6%)
    A Schulman, Inc.                                             335,555   13,187,312       0.2%
*   AdvanSix, Inc.                                                55,836    2,583,532       0.0%
#*  AgroFresh Solutions, Inc.                                     80,037      472,218       0.0%
#*  AK Steel Holding Corp.                                       176,668      810,906       0.0%
*   American Biltrite, Inc.                                          561      253,853       0.0%
#   American Vanguard Corp.                                      215,100    4,839,750       0.1%
#   Ampco-Pittsburgh Corp.                                        86,345    1,429,010       0.0%
#*  Boise Cascade Co.                                            327,845   11,622,105       0.2%
    Calgon Carbon Corp.                                          559,391   12,138,785       0.2%
#   Carpenter Technology Corp.                                   101,007    5,029,139       0.1%
#*  Century Aluminum Co.                                         544,866    7,628,124       0.1%
    Chase Corp.                                                   82,009    9,738,569       0.2%
*   Clearwater Paper Corp.                                       204,074    9,418,015       0.2%
#*  Coeur Mining, Inc.                                           305,322    2,317,394       0.0%
    Core Molding Technologies, Inc.                               66,816    1,550,799       0.0%
#   Deltic Timber Corp.                                          104,899    9,714,696       0.2%
*   Ferro Corp.                                                  908,572   21,642,185       0.3%
#   Ferroglobe P.L.C.                                            347,266    5,552,783       0.1%
#*  Flotek Industries, Inc.                                      294,593    1,449,398       0.0%
    Friedman Industries, Inc.                                     67,700      400,784       0.0%
    FutureFuel Corp.                                             218,845    3,322,067       0.1%
#   Gold Resource Corp.                                           40,101      145,567       0.0%
    Hawkins, Inc.                                                101,067    3,850,653       0.1%
    Haynes International, Inc.                                    80,669    2,878,270       0.1%
    Innophos Holdings, Inc.                                      210,761   10,312,536       0.2%
#   Innospec, Inc.                                               254,933   15,767,606       0.3%
#*  Intrepid Potash, Inc.                                        532,637    2,141,201       0.0%
#   Kaiser Aluminum Corp.                                        167,047   16,567,722       0.3%
    KapStone Paper and Packaging Corp.                            12,030      270,194       0.0%
    KMG Chemicals, Inc.                                           81,305    4,482,345       0.1%
*   Koppers Holdings, Inc.                                       111,433    5,410,072       0.1%
*   Kraton Corp.                                                 267,809   13,130,675       0.2%
#   Kronos Worldwide, Inc.                                        15,827      416,408       0.0%
#*  LSB Industries, Inc.                                         153,146    1,156,252       0.0%
    Materion Corp.                                               137,452    7,058,160       0.1%
#   McEwen Mining, Inc.                                           73,816      143,203       0.0%
    Mercer International, Inc.                                   358,257    5,266,378       0.1%
    Myers Industries, Inc.                                       324,292    7,004,707       0.1%
    Neenah Paper, Inc.                                           165,819   14,393,089       0.2%
*   Northern Technologies International Corp.                     38,414      635,752       0.0%
#   Olympic Steel, Inc.                                           88,424    1,669,445       0.0%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Materials -- (Continued)
*   OMNOVA Solutions, Inc.                                       407,137 $  4,498,864       0.1%
    PH Glatfelter Co.                                            394,501    8,268,741       0.1%
#   Quaker Chemical Corp.                                        110,026   17,089,238       0.3%
#   Rayonier Advanced Materials, Inc.                            182,627    2,624,350       0.0%
#*  Real Industry, Inc.                                           47,595       83,291       0.0%
*   Resolute Forest Products, Inc.                               142,114      845,578       0.0%
*   Ryerson Holding Corp.                                        126,446    1,112,725       0.0%
#   Schnitzer Steel Industries, Inc. Class A                     274,545    8,085,350       0.1%
    Schweitzer-Mauduit International, Inc.                       209,779    8,858,967       0.1%
    Stepan Co.                                                   164,189   13,112,134       0.2%
*   SunCoke Energy, Inc.                                         447,026    4,957,518       0.1%
    Synalloy Corp.                                                66,453      950,278       0.0%
#*  TimkenSteel Corp.                                            521,587    7,302,218       0.1%
#*  Trecora Resources                                            142,228    1,728,070       0.0%
    Tredegar Corp.                                               331,144    6,407,636       0.1%
#   Tronox, Ltd. Class A                                          21,352      565,187       0.0%
*   UFP Technologies, Inc.                                        18,245      562,858       0.0%
    United States Lime & Minerals, Inc.                           59,955    5,446,912       0.1%
*   Universal Stainless & Alloy Products, Inc.                    55,172    1,131,026       0.0%
#*  US Concrete, Inc.                                            138,987   10,868,783       0.2%
*   Verso Corp. Class A                                            4,211       29,519       0.0%
                                                                         ------------       ---
Total Materials                                                           342,330,902       5.4%
                                                                         ------------       ---
Real Estate -- (0.8%)
#*  Altisource Asset Management Corp.                              5,975      504,141       0.0%
#*  Altisource Portfolio Solutions SA                             35,261      911,144       0.0%
    CKX Lands, Inc.                                               14,943      166,614       0.0%
    Consolidated-Tomoka Land Co.                                  53,634    3,138,662       0.0%
#*  Forestar Group, Inc.                                          37,819      673,178       0.0%
*   FRP Holdings, Inc.                                            91,635    4,064,012       0.1%
    Griffin Industrial Realty, Inc.                               48,979    1,817,121       0.0%
    HFF, Inc. Class A                                            425,510   18,662,869       0.3%
*   InterGroup Corp. (The)                                         5,700      137,370       0.0%
*   JW Mays, Inc.                                                  2,700      108,743       0.0%
#*  Marcus & Millichap, Inc.                                     199,509    5,670,046       0.1%
#*  Maui Land & Pineapple Co., Inc.                               53,103      846,993       0.0%
#   RE/MAX Holdings, Inc. Class A                                147,035    9,777,827       0.2%
#   RMR Group, Inc. (The) Class A                                 63,823    3,347,516       0.1%
#*  St Joe Co. (The)                                             245,981    4,378,462       0.1%
#   Stratus Properties, Inc.                                      69,437    2,065,751       0.0%
#*  Tejon Ranch Co.                                              167,268    3,153,002       0.1%
*   Trinity Place Holdings, Inc.                                 140,806    1,013,803       0.0%
                                                                         ------------       ---
Total Real Estate                                                          60,437,254       1.0%
                                                                         ------------       ---
Telecommunication Services -- (1.6%)
*   Alaska Communications Systems Group, Inc.                     44,843      109,417       0.0%
    ATN International, Inc.                                      102,882    5,585,464       0.1%
#*  Boingo Wireless, Inc.                                        341,703    7,989,016       0.1%
#*  Cincinnati Bell, Inc.                                        442,496    8,451,674       0.1%
#   Cogent Communications Holdings, Inc.                         157,131    8,469,361       0.1%
#   Consolidated Communications Holdings, Inc.                   457,948    8,778,863       0.2%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Telecommunication Services -- (Continued)
#   Frontier Communications Corp.                                   86,089 $    1,042,538       0.0%
#*  General Communication, Inc. Class A                            439,260     17,961,341       0.3%
*   Hawaiian Telcom Holdco, Inc.                                     7,720        232,758       0.0%
#   IDT Corp. Class B                                              236,418      3,115,989       0.1%
*   Intelsat SA                                                    110,232        479,509       0.0%
#*  Iridium Communications, Inc.                                   285,416      3,424,992       0.1%
*   LICT Corp.                                                           1          8,060       0.0%
#*  Lumos Networks Corp.                                           193,791      3,480,486       0.1%
#*  ORBCOMM, Inc.                                                  613,766      6,941,693       0.1%
#*  pdvWireless, Inc.                                                   94          2,684       0.0%
#   Shenandoah Telecommunications Co.                              497,484     18,904,392       0.3%
    Spok Holdings, Inc.                                            142,944      2,422,901       0.0%
#*  Straight Path Communications, Inc. Class B                      11,304      2,051,789       0.0%
*   Vonage Holdings Corp.                                        1,751,207     14,237,313       0.2%
#   Windstream Holdings, Inc.                                      626,533      1,177,882       0.0%
                                                                           --------------      ----
Total Telecommunication Services                                              114,868,122       1.8%
                                                                           --------------      ----
Utilities -- (2.0%)
#   American States Water Co.                                      393,934     21,173,952       0.3%
    Artesian Resources Corp. Class A                                39,214      1,592,873       0.0%
#   California Water Service Group                                 485,896     20,407,632       0.3%
#   Chesapeake Utilities Corp.                                     156,842     12,633,623       0.2%
#   Connecticut Water Service, Inc.                                 90,054      5,585,149       0.1%
    Consolidated Water Co., Ltd.                                    37,926        466,490       0.0%
#*  Dynegy, Inc.                                                 1,100,638     13,702,943       0.2%
    El Paso Electric Co.                                            82,405      4,738,288       0.1%
#   Genie Energy, Ltd. Class B                                     203,193      1,162,264       0.0%
    MGE Energy, Inc.                                               134,074      8,855,588       0.2%
    Middlesex Water Co.                                            125,615      5,461,740       0.1%
#   Northwest Natural Gas Co.                                      218,122     14,472,395       0.2%
#   Otter Tail Corp.                                               303,669     13,953,591       0.2%
#   Pattern Energy Group, Inc.                                     145,590      3,358,761       0.1%
#*  Pure Cycle Corp.                                                 2,259         17,168       0.0%
    RGC Resources, Inc.                                             14,094        409,994       0.0%
    SJW Corp.                                                      216,094     12,816,535       0.2%
#   Spark Energy, Inc. Class A                                      33,012        462,168       0.0%
*   TerraForm Global, Inc. Class A                                  33,928        165,399       0.0%
    Unitil Corp.                                                   117,871      6,129,292       0.1%
    York Water Co. (The)                                            85,073      2,994,570       0.1%
                                                                           --------------      ----
Total Utilities                                                               150,560,415       2.4%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         6,254,989,179      99.2%
                                                                           --------------      ----
TOTAL INVESTMENT SECURITIES                                                 6,254,989,179
                                                                           --------------

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES       VALUE+     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
     State Street Institutional U.S. Government Money Market
       Fund, 0.960%                                               42,497,433 $   42,497,433        0.7%
                                                                             --------------      -----
SECURITIES LENDING COLLATERAL -- (14.7%)
(S)@ DFA Short Term Investment Fund                               93,963,854  1,087,255,757       17.2%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $4,979,251,130)                          $7,384,742,369      117.1%
                                                                             ==============      =====

At October 31, 2017, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                       UNREALIZED
                        NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------             --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)     300     12/15/17  $37,657,270 $38,590,500    $933,230
                                             ----------- -----------    --------
TOTAL FUTURES CONTRACTS                      $37,657,270 $38,590,500    $933,230
                                             =========== ===========    ========

U.S. MICRO CAP PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                -------------- -------------- ------- --------------
Common Stocks
   Consumer Discretionary       $  880,506,164 $       11,479   --    $  880,517,643
   Consumer Staples                219,219,101             --   --       219,219,101
   Energy                          213,050,997             --   --       213,050,997
   Financials                    1,384,324,895             --   --     1,384,324,895
   Health Care                     624,330,330             --   --       624,330,330
   Industrials                   1,389,945,765             --   --     1,389,945,765
   Information Technology          875,403,755             --   --       875,403,755
   Materials                       342,330,902             --   --       342,330,902
   Real Estate                      60,437,254             --   --        60,437,254
   Telecommunication Services      114,868,122             --   --       114,868,122
   Utilities                       150,560,415             --   --       150,560,415
Temporary Cash Investments          42,497,433             --   --        42,497,433
Securities Lending Collateral               --  1,087,255,757   --     1,087,255,757
Futures Contracts**                    933,230             --   --           933,230
                                -------------- --------------   --    --------------
TOTAL                           $6,298,408,363 $1,087,267,236   --    $7,385,675,599
                                ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                     DFA REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
COMMON STOCKS -- (94.4%)
Real Estate -- (94.4%)
#   Acadia Realty Trust                                            786,329 $ 22,135,161       0.3%
#   Agree Realty Corp.                                             247,460   11,702,383       0.1%
#   Alexander's, Inc.                                               29,951   12,309,861       0.1%
#   Alexandria Real Estate Equities, Inc.                          842,788  104,472,000       1.3%
    American Assets Trust, Inc.                                    325,535   12,627,503       0.2%
    American Campus Communities, Inc.                            1,255,493   52,203,399       0.6%
    American Homes 4 Rent Class A                                2,072,453   44,101,800       0.5%
    American Tower Corp.                                         1,221,853  175,543,620       2.1%
    Apartment Investment & Management Co. Class A                1,491,202   65,583,064       0.8%
    Apple Hospitality REIT, Inc.                                 1,875,183   35,515,966       0.4%
    Ashford Hospitality Prime, Inc.                                288,468    2,803,909       0.0%
    Ashford Hospitality Trust, Inc.                              1,042,089    7,325,886       0.1%
    AvalonBay Communities, Inc.                                  1,306,173  236,848,350       2.9%
    Bluerock Residential Growth REIT, Inc.                         198,618    2,242,397       0.0%
    Boston Properties, Inc.                                      1,485,349  179,994,592       2.2%
    Brandywine Realty Trust                                      1,790,886   31,322,596       0.4%
    Brixmor Property Group, Inc.                                 2,888,376   50,459,929       0.6%
    BRT Apartments Corp.                                             2,211       22,442       0.0%
    Camden Property Trust                                          831,494   75,865,513       0.9%
#   CareTrust REIT, Inc.                                           618,420   11,688,138       0.1%
#   CBL & Associates Properties, Inc.                            1,665,592   13,058,241       0.2%
    Cedar Realty Trust, Inc.                                       787,210    4,282,422       0.1%
#   Chatham Lodging Trust                                          361,404    7,860,537       0.1%
#   Chesapeake Lodging Trust                                       569,049   15,876,467       0.2%
    City Office REIT, Inc.                                         167,000    2,177,680       0.0%
    Columbia Property Trust, Inc.                                1,112,129   24,555,808       0.3%
    Condor Hospitality Trust, Inc.                                   1,705       17,272       0.0%
#   CoreSite Realty Corp.                                          321,396   35,594,607       0.4%
    Corporate Office Properties Trust                              934,561   29,840,533       0.4%
    Cousins Properties, Inc.                                     3,574,409   32,241,169       0.4%
    Crown Castle International Corp.                             1,189,210  127,340,607       1.5%
#   CubeSmart                                                    1,710,433   46,557,986       0.6%
#   CyrusOne, Inc.                                                 713,848   43,823,129       0.5%
    DCT Industrial Trust, Inc.                                     894,750   51,913,395       0.6%
#   DDR Corp.                                                    3,020,774   23,169,337       0.3%
#   DiamondRock Hospitality Co.                                  1,899,749   20,631,274       0.2%
#   Digital Realty Trust, Inc.                                   1,902,197  225,296,213       2.7%
    Douglas Emmett, Inc.                                         1,378,225   54,839,573       0.7%
    Duke Realty Corp.                                            3,372,012   96,034,902       1.2%
#   Easterly Government Properties, Inc.                           312,620    6,289,914       0.1%
#   EastGroup Properties, Inc.                                     318,640   28,865,598       0.3%
#   Education Realty Trust, Inc.                                   693,641   24,208,071       0.3%
    Empire State Realty Trust, Inc. Class A                      1,461,518   29,303,436       0.4%
    EPR Properties                                                 627,565   43,414,947       0.5%
    Equinix, Inc.                                                  729,425  338,088,487       4.1%
*   Equity Commonwealth                                          1,170,104   35,161,625       0.4%
    Equity LifeStyle Properties, Inc.                              780,714   69,077,575       0.8%
    Equity Residential                                           3,481,321  234,153,650       2.8%
    Essex Property Trust, Inc.                                     629,004  165,069,520       2.0%
    Extra Space Storage, Inc.                                    1,196,092   97,589,146       1.2%
#   Federal Realty Investment Trust                                683,759   82,406,635       1.0%

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Real Estate -- (Continued)
    First Industrial Realty Trust, Inc.                          1,109,859 $ 34,272,446       0.4%
    Forest City Realty Trust, Inc. Class A                       2,292,067   56,453,610       0.7%
    Four Corners Property Trust, Inc.                              520,140   12,837,055       0.2%
#   Franklin Street Properties Corp.                               963,800    9,638,000       0.1%
    Gaming and Leisure Properties, Inc.                          1,870,000   68,329,800       0.8%
    Getty Realty Corp.                                             253,570    7,203,924       0.1%
#   GGP, Inc.                                                    5,475,114  106,545,718       1.3%
#   Gladstone Commercial Corp.                                     229,193    4,964,320       0.1%
    Global Net Lease, Inc.                                         461,228    9,962,525       0.1%
#   Government Properties Income Trust                             716,431   13,017,551       0.2%
    Gramercy Property Trust                                      1,334,257   39,627,433       0.5%
    HCP, Inc.                                                    4,450,308  114,995,959       1.4%
    Healthcare Realty Trust, Inc.                                1,100,419   35,477,509       0.4%
    Healthcare Trust of America, Inc. Class A                    1,574,366   47,309,698       0.6%
#   Hersha Hospitality Trust                                       469,504    8,305,526       0.1%
    Highwoods Properties, Inc.                                     963,479   49,185,603       0.6%
    Hospitality Properties Trust                                 1,558,020   44,528,212       0.5%
#   Host Hotels & Resorts, Inc.                                  7,137,258  139,604,766       1.7%
    Hudson Pacific Properties, Inc.                              1,467,570   49,633,217       0.6%
    Independence Realty Trust, Inc.                                568,968    5,775,025       0.1%
    Investors Real Estate Trust                                  1,193,787    6,983,654       0.1%
#   Iron Mountain, Inc.                                          2,379,313   95,172,520       1.1%
*   JBG SMITH Properties                                           836,100   26,094,681       0.3%
    Kilroy Realty Corp.                                            928,148   66,111,982       0.8%
#   Kimco Realty Corp.                                           4,041,002   73,384,596       0.9%
    Kite Realty Group Trust                                        796,288   14,882,623       0.2%
#   Lamar Advertising Co. Class A                                  321,545   22,649,630       0.3%
#   LaSalle Hotel Properties                                     1,073,634   30,287,215       0.4%
    Lexington Realty Trust                                       2,041,986   20,664,898       0.2%
    Liberty Property Trust                                       1,442,711   61,863,448       0.7%
#   Life Storage, Inc.                                             440,111   35,569,771       0.4%
    LTC Properties, Inc.                                           371,740   17,289,627       0.2%
#   Macerich Co. (The)                                           1,438,568   78,545,813       0.9%
    Mack-Cali Realty Corp.                                         853,816   19,441,390       0.2%
#   Medical Properties Trust, Inc.                               3,099,660   41,008,502       0.5%
#   MGM Growth Properties LLC Class A                              300,664    8,872,595       0.1%
    Mid-America Apartment Communities, Inc.                      1,102,863  112,878,028       1.4%
    Monmouth Real Estate Investment Corp.                          593,294   10,109,730       0.1%
#   National Health Investors, Inc.                                378,204   28,815,363       0.3%
#   National Retail Properties, Inc.                             1,396,299   56,103,294       0.7%
#   National Storage Affiliates Trust                              392,834    9,738,355       0.1%
    New Senior Investment Group, Inc.                              732,037    6,544,411       0.1%
#   NexPoint Residential Trust, Inc.                               134,890    3,203,637       0.0%
    NorthStar Realty Europe Corp.                                  466,613    6,285,277       0.1%
#   Omega Healthcare Investors, Inc.                             1,865,077   53,826,122       0.6%
    One Liberty Properties, Inc.                                   135,140    3,274,442       0.0%
    Outfront Media, Inc.                                           463,295   10,864,268       0.1%
#   Paramount Group, Inc.                                        1,740,497   27,708,712       0.3%
    Park Hotels & Resorts, Inc.                                  1,193,529   34,361,700       0.4%
#   Pebblebrook Hotel Trust                                        682,819   24,349,326       0.3%
#   Pennsylvania REIT                                              712,124    6,921,845       0.1%
    Physicians Realty Trust                                      1,430,879   24,868,677       0.3%

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Real Estate -- (Continued)
    Piedmont Office Realty Trust, Inc. Class A                   1,557,104 $   30,114,391       0.4%
    Prologis, Inc.                                               5,028,044    324,711,081       3.9%
    PS Business Parks, Inc.                                        201,619     26,680,242       0.3%
#   Public Storage                                               1,402,330    290,632,892       3.5%
#   QTS Realty Trust, Inc. Class A                                 443,713     25,668,797       0.3%
*   Quality Care Properties, Inc.                                  906,163     14,344,560       0.2%
    Ramco-Gershenson Properties Trust                              762,807      9,634,252       0.1%
#   Realty Income Corp.                                          2,484,586    133,347,731       1.6%
    Regency Centers Corp.                                        1,599,666     98,459,442       1.2%
#   Retail Opportunity Investments Corp.                         1,036,819     18,642,006       0.2%
    Retail Properties of America, Inc. Class A                   2,251,454     27,512,768       0.3%
    Rexford Industrial Realty, Inc.                                625,193     18,561,980       0.2%
#   RLJ Lodging Trust                                            1,712,732     37,097,775       0.4%
    Ryman Hospitality Properties, Inc.                             435,289     28,785,662       0.3%
    Sabra Health Care REIT, Inc.                                 1,513,723     30,153,362       0.4%
    Saul Centers, Inc.                                             130,628      7,983,983       0.1%
*   SBA Communications Corp.                                       797,782    125,395,375       1.5%
    Select Income REIT                                             635,337     15,349,742       0.2%
    Senior Housing Properties Trust                              2,256,754     41,524,274       0.5%
#   Seritage Growth Properties REIT Class A                         31,870      1,310,813       0.0%
    Simon Property Group, Inc.                                   3,041,839    472,488,852       5.7%
    SL Green Realty Corp.                                          968,768     92,691,722       1.1%
    Sotherly Hotels, Inc.                                          109,976        653,257       0.0%
    Spirit Realty Capital, Inc.                                  4,594,599     38,181,118       0.5%
    STAG Industrial, Inc.                                          765,287     20,892,335       0.3%
#   Starwood Waypoint Homes REIT                                 1,004,662     36,479,277       0.4%
#   STORE Capital Corp.                                          1,529,239     37,756,911       0.5%
    Summit Hotel Properties, Inc.                                  887,262     14,027,612       0.2%
    Sun Communities, Inc.                                          661,430     59,700,672       0.7%
    Sunstone Hotel Investors, Inc.                               2,091,813     34,138,388       0.4%
#   Tanger Factory Outlet Centers, Inc.                            943,317     21,460,462       0.3%
    Taubman Centers, Inc.                                          609,763     28,793,009       0.3%
    Terreno Realty Corp.                                           440,000     16,156,800       0.2%
#   Tier REIT, Inc.                                                281,138      5,501,871       0.1%
    UDR, Inc.                                                    2,540,787     98,557,128       1.2%
#   UMH Properties, Inc.                                           248,012      3,705,299       0.0%
#*  Uniti Group, Inc.                                              905,127     15,839,722       0.2%
    Universal Health Realty Income Trust                           121,654      8,906,289       0.1%
#   Urban Edge Properties                                          951,822     22,329,744       0.3%
    Urstadt Biddle Properties, Inc.                                 68,848      1,239,264       0.0%
    Urstadt Biddle Properties, Inc. Class A                        270,593      5,879,986       0.1%
    Ventas, Inc.                                                 3,368,039    211,344,447       2.6%
    VEREIT, Inc.                                                 9,261,049     73,069,677       0.9%
    Vornado Realty Trust                                         1,639,064    122,700,331       1.5%
#   Washington Prime Group, Inc.                                 1,751,444     13,713,807       0.2%
    Washington REIT                                                707,511     22,774,779       0.3%
    Weingarten Realty Investors                                  1,152,906     35,105,988       0.4%
    Welltower, Inc.                                              3,448,237    230,893,950       2.8%
#   Wheeler Real Estate Investment Trust, Inc.                       7,097         66,073       0.0%
#   Whitestone REIT                                                320,630      4,283,617       0.1%
#   WP Carey, Inc.                                                 959,557     65,393,810       0.8%
#   Xenia Hotels & Resorts, Inc.                                   973,522     21,183,839       0.3%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         8,181,673,458      98.7%
                                                                           --------------      ----
TOTAL INVESTMENT SECURITIES                                                 8,181,673,458
                                                                           --------------

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES       VALUE+     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
     State Street Institutional U.S. Government Money Market
       Fund, 0.960%                                               67,568,197 $   67,568,197        0.8%
                                                                             --------------      -----
SECURITIES LENDING COLLATERAL -- (4.8%)
(S)@ DFA Short Term Investment Fund                               36,034,779    416,958,424        5.1%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $6,377,669,530)                          $8,666,200,079      104.6%
                                                                             ==============      =====

At October 31, 2017, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                        UNREALIZED
                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)      495     12/15/17  $61,330,825 $63,674,325   $2,343,500
                                              ----------- -----------   ----------
TOTAL FUTURES CONTRACTS                       $61,330,825 $63,674,325   $2,343,500
                                              =========== ===========   ==========

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                               -------------- ------------ ------- --------------
Common Stocks
   Real Estate                 $8,181,673,458           --   --    $8,181,673,458
Temporary Cash Investments         67,568,197           --   --        67,568,197
Securities Lending Collateral              -- $416,958,424   --       416,958,424
Futures Contracts**                 2,343,500           --   --         2,343,500
                               -------------- ------------   --    --------------
TOTAL                          $8,251,585,155 $416,958,424   --    $8,668,543,579
                               ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                       LARGE CAP INTERNATIONAL PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (93.9%)
AUSTRALIA -- (5.4%)
    AGL Energy, Ltd.                                               157,174 $ 3,043,105       0.1%
    ALS, Ltd.                                                       90,937     545,971       0.0%
    Alumina, Ltd.                                                  392,346     704,071       0.0%
    Amcor, Ltd.                                                    335,752   4,074,854       0.1%
    Amcor, Ltd. Sponsored ADR                                        1,068      52,038       0.0%
    AMP, Ltd.                                                    1,203,546   4,586,719       0.1%
    Ansell, Ltd.                                                     9,168     168,756       0.0%
    APA Group                                                      271,807   1,783,779       0.0%
    Aristocrat Leisure, Ltd.                                       171,535   3,101,054       0.1%
    ASX, Ltd.                                                       31,849   1,317,756       0.0%
    Aurizon Holdings, Ltd.                                         760,441   3,017,964       0.1%
    AusNet Services                                                635,312     861,509       0.0%
#   Australia & New Zealand Banking Group, Ltd.                    705,906  16,199,516       0.3%
    Bank of Queensland, Ltd.                                       155,687   1,593,805       0.0%
    Bendigo & Adelaide Bank, Ltd.                                  197,327   1,721,127       0.0%
    BHP Billiton, Ltd.                                             842,811  17,352,463       0.4%
    BHP Billiton, Ltd. Sponsored ADR                                64,389   2,638,661       0.1%
    BlueScope Steel, Ltd.                                          395,936   3,897,997       0.1%
    Boral, Ltd.                                                    464,421   2,548,435       0.1%
    Brambles, Ltd.                                                 509,466   3,694,273       0.1%
    Caltex Australia, Ltd.                                          84,377   2,215,438       0.1%
    Challenger, Ltd.                                                92,549     944,057       0.0%
    CIMIC Group, Ltd.                                               33,464   1,241,477       0.0%
    Coca-Cola Amatil, Ltd.                                         177,113   1,105,746       0.0%
    Cochlear, Ltd.                                                  18,152   2,445,152       0.1%
#   Commonwealth Bank of Australia                                 461,654  27,461,593       0.6%
    Computershare, Ltd.                                            145,852   1,743,593       0.0%
    Crown Resorts, Ltd.                                            110,083     978,873       0.0%
    CSL, Ltd.                                                      129,922  13,831,633       0.3%
#   Domino's Pizza Enterprises, Ltd.                                19,095     682,700       0.0%
    Downer EDI, Ltd.                                                63,057     338,357       0.0%
    Evolution Mining, Ltd.                                         497,223     893,211       0.0%
#   Flight Centre Travel Group, Ltd.                                15,798     566,380       0.0%
    Fortescue Metals Group, Ltd.                                   576,136   2,048,512       0.1%
#   Harvey Norman Holdings, Ltd.                                   291,649     844,811       0.0%
#   Healthscope, Ltd.                                              314,890     473,007       0.0%
    Iluka Resources, Ltd.                                           53,186     383,255       0.0%
    Incitec Pivot, Ltd.                                            667,680   1,958,466       0.0%
    Insurance Australia Group, Ltd.                                506,469   2,546,814       0.1%
#   James Hardie Industries P.L.C.                                 101,023   1,542,438       0.0%
    James Hardie Industries P.L.C. Sponsored ADR                     2,500      38,475       0.0%
    LendLease Group                                                157,437   1,955,054       0.0%
    Macquarie Group, Ltd.                                           85,436   6,445,312       0.1%
    Magellan Financial Group, Ltd.                                  37,662     700,315       0.0%
    Medibank Pvt, Ltd.                                             877,877   2,066,323       0.1%
    National Australia Bank, Ltd.                                  619,204  15,514,879       0.3%
    Newcrest Mining, Ltd.                                          247,004   4,223,175       0.1%
    Oil Search, Ltd.                                               505,546   2,865,626       0.1%
    Orica, Ltd.                                                    109,950   1,761,085       0.0%
*   Origin Energy, Ltd.                                            699,947   4,263,016       0.1%
    Platinum Asset Management, Ltd.                                 11,825      66,090       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
AUSTRALIA -- (Continued)
    Qantas Airways, Ltd.                                           148,994 $    703,196       0.0%
    QBE Insurance Group, Ltd.                                      553,508    4,538,659       0.1%
#   Qube Holdings, Ltd.                                            140,285      276,424       0.0%
    Ramsay Health Care, Ltd.                                        44,884    2,301,186       0.1%
#   REA Group, Ltd.                                                 16,819      932,524       0.0%
#   Rio Tinto, Ltd.                                                123,698    6,591,404       0.1%
*   Santos, Ltd.                                                   797,503    2,755,776       0.1%
    Seek, Ltd.                                                     102,667    1,445,692       0.0%
    Sonic Healthcare, Ltd.                                          81,694    1,364,432       0.0%
    South32, Ltd.                                                1,786,542    4,666,544       0.1%
    South32, Ltd. ADR                                                8,060      104,957       0.0%
    Spark Infrastructure Group                                     564,417    1,098,754       0.0%
    Star Entertainment Grp, Ltd. (The)                             319,020    1,406,751       0.0%
    Suncorp Group, Ltd.                                            509,171    5,299,844       0.1%
    Sydney Airport                                                 250,502    1,364,805       0.0%
    Tabcorp Holdings, Ltd.                                         202,120      695,442       0.0%
    Tatts Group, Ltd.                                              351,332    1,123,083       0.0%
    Telstra Corp., Ltd.                                          1,207,986    3,278,456       0.1%
    TPG Telecom, Ltd.                                              105,730      437,620       0.0%
    Transurban Group                                               495,974    4,610,484       0.1%
    Treasury Wine Estates, Ltd.                                    182,183    2,186,912       0.1%
    Vocus Group, Ltd.                                              136,211      300,872       0.0%
    Wesfarmers, Ltd.                                               254,299    8,145,404       0.2%
#   Westpac Banking Corp.                                          711,417   18,019,791       0.4%
#   Westpac Banking Corp. Sponsored ADR                             83,181    2,111,134       0.1%
    Woodside Petroleum, Ltd.                                       220,322    5,193,653       0.1%
    Woolworths, Ltd.                                               371,998    7,374,735       0.2%
                                                                           ------------       ---
TOTAL AUSTRALIA                                                             265,377,250       5.6%
                                                                           ------------       ---
AUSTRIA -- (0.3%)
    ANDRITZ AG                                                       2,028      114,675       0.0%
    Erste Group Bank AG                                            105,656    4,535,276       0.1%
    OMV AG                                                          41,444    2,487,194       0.1%
*   Raiffeisen Bank International AG                                48,769    1,695,997       0.0%
    Verbund AG                                                      19,313      469,000       0.0%
    Voestalpine AG                                                  55,136    3,031,284       0.1%
                                                                           ------------       ---
TOTAL AUSTRIA                                                                12,333,426       0.3%
                                                                           ------------       ---
BELGIUM -- (1.1%)
    Ageas                                                           76,732    3,721,104       0.1%
    Anheuser-Busch InBev SA/NV                                     196,531   24,098,849       0.5%
    bpost SA                                                         3,505       98,820       0.0%
    Colruyt SA                                                      24,945    1,275,794       0.0%
    KBC Group NV                                                    90,135    7,487,416       0.2%
    Proximus SADP                                                   48,959    1,625,752       0.0%
    Solvay SA                                                       59,436    8,829,710       0.2%
*   Telenet Group Holding NV                                        17,537    1,212,855       0.0%
    UCB SA                                                          62,078    4,519,023       0.1%
    Umicore SA                                                      61,374    2,742,815       0.1%
                                                                           ------------       ---
TOTAL BELGIUM                                                                55,612,138       1.2%
                                                                           ------------       ---

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
CANADA -- (8.2%)
    Agnico Eagle Mines, Ltd.(008474108)                           52,638 $ 2,349,234       0.1%
    Agnico Eagle Mines, Ltd.(2009823)                             30,907   1,379,929       0.0%
    Agrium, Inc.(2213538)                                         30,176   3,285,187       0.1%
    Agrium, Inc.(008916108)                                       18,807   2,048,458       0.1%
*   Air Canada                                                    21,000     416,061       0.0%
    Algonquin Power & Utilities Corp.(B51BMR7)                   132,900   1,422,641       0.0%
    Algonquin Power & Utilities Corp.(015857105)                   2,779      29,708       0.0%
    Alimentation Couche-Tard, Inc. Class B                       120,858   5,666,770       0.1%
#   AltaGas, Ltd.                                                 41,704     950,713       0.0%
    ARC Resources, Ltd.                                          136,688   1,666,617       0.0%
    Atco, Ltd. Class I                                            27,124     983,537       0.0%
*   B2Gold Corp.                                                 161,800     411,367       0.0%
    Bank of Montreal(063671101)                                  130,853  10,024,648       0.2%
#   Bank of Montreal(2076009)                                     52,129   3,993,418       0.1%
#   Bank of Nova Scotia (The)(064149107)                         100,672   6,495,357       0.1%
    Bank of Nova Scotia (The)(2076281)                           176,568  11,398,018       0.3%
    Barrick Gold Corp.(067901108)                                359,082   5,188,735       0.1%
    Barrick Gold Corp.(2024644)                                   22,992     332,200       0.0%
    BCE, Inc.(B188TH2)                                            19,715     910,326       0.0%
    BCE, Inc.(05534B760)                                          27,640   1,275,862       0.0%
*   BlackBerry, Ltd.(09228F103)                                   88,995     973,605       0.0%
*   BlackBerry, Ltd.(BCBHZ31)                                     42,575     465,979       0.0%
*   Bombardier, Inc. Class A                                       9,200      19,611       0.0%
*   Bombardier, Inc. Class B                                     688,292   1,456,505       0.0%
    Brookfield Asset Management, Inc. Class A                    217,275   9,114,758       0.2%
    BRP, Inc.                                                      8,021     269,584       0.0%
    CAE, Inc.(2162760)                                            66,638   1,180,796       0.0%
    CAE, Inc.(124765108)                                          20,914     370,387       0.0%
    Cameco Corp.(13321L108)                                       64,209     522,661       0.0%
    Cameco Corp.(2166160)                                         85,660     695,851       0.0%
#   Canadian Imperial Bank of Commerce(136069101)                 49,879   4,391,846       0.1%
    Canadian Imperial Bank of Commerce(2170525)                   75,835   6,675,314       0.2%
    Canadian National Railway Co.(136375102)                      68,228   5,491,672       0.1%
    Canadian National Railway Co.(2180632)                       149,760  12,050,683       0.3%
    Canadian Natural Resources, Ltd.(136385101)                   58,842   2,053,586       0.1%
    Canadian Natural Resources, Ltd.(2171573)                    195,816   6,833,297       0.2%
    Canadian Pacific Railway, Ltd.(2793115)                       31,366   5,438,297       0.1%
    Canadian Pacific Railway, Ltd.(13645T100)                     11,844   2,054,223       0.1%
#   Canadian Tire Corp., Ltd. Class A                             26,216   3,216,799       0.1%
    Canadian Utilities, Ltd. Class A                              28,945     874,116       0.0%
    CCL Industries, Inc. Class B                                  44,280   2,134,199       0.1%
    Cenovus Energy, Inc.(15135U109)                              252,188   2,451,267       0.1%
#   Cenovus Energy, Inc.(B57FG04)                                167,261   1,623,214       0.0%
*   CGI Group, Inc. Class A(39945C109)                            45,141   2,398,793       0.1%
*   CGI Group, Inc. Class A(2159740)                              18,335     974,238       0.0%
    CI Financial Corp.                                            84,015   1,867,724       0.0%
    Cogeco Communications, Inc.                                    5,763     414,323       0.0%
    Constellation Software, Inc.                                   6,443   3,665,633       0.1%
#   Crescent Point Energy Corp.(B67C8W8)                         144,994   1,192,455       0.0%
    Crescent Point Energy Corp.(22576C101)                        74,710     614,863       0.0%
    Dollarama, Inc.                                               26,300   2,927,636       0.1%
    Element Fleet Management Corp.                               135,851   1,046,709       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
#   Emera, Inc.                                                   10,822 $  407,681       0.0%
    Empire Co., Ltd. Class A                                      59,444  1,028,900       0.0%
#   Enbridge Income Fund Holdings, Inc.                           47,747  1,112,900       0.0%
    Enbridge, Inc.(2466149)                                      149,509  5,745,800       0.1%
#   Enbridge, Inc.(29250N105)                                    244,357  9,397,970       0.2%
#   Encana Corp.(292505104)                                      326,553  3,820,670       0.1%
    Encana Corp.(2793193)                                         67,186    785,859       0.0%
    Fairfax Financial Holdings, Ltd.                              10,690  5,629,713       0.1%
    Finning International, Inc.                                   58,901  1,436,343       0.0%
    First Capital Realty, Inc.                                    53,164    843,140       0.0%
    First Quantum Minerals, Ltd.                                 270,432  3,024,828       0.1%
    Fortis, Inc.                                                 100,121  3,687,116       0.1%
    Franco-Nevada Corp.(B29NF31)                                  14,064  1,117,620       0.0%
    Franco-Nevada Corp.(351858105)                                15,128  1,201,768       0.0%
#   Genworth MI Canada, Inc.                                      12,613    391,950       0.0%
    George Weston, Ltd.                                           19,979  1,677,486       0.0%
    Gildan Activewear, Inc.(375916103)                            26,455    809,523       0.0%
    Gildan Activewear, Inc.(2254645)                              35,400  1,083,321       0.0%
    Goldcorp, Inc.(380956409)                                    245,789  3,210,004       0.1%
    Goldcorp, Inc.(2676302)                                      100,844  1,317,124       0.0%
    Great-West Lifeco, Inc.                                       63,300  1,761,468       0.0%
*   Husky Energy, Inc.                                           139,943  1,813,694       0.0%
    Hydro One, Ltd.                                               67,923  1,200,933       0.0%
*   IAMGOLD Corp.                                                179,785    986,650       0.0%
    IGM Financial, Inc.                                           30,040  1,058,770       0.0%
    Imperial Oil, Ltd.(453038408)                                 41,174  1,333,214       0.0%
    Imperial Oil, Ltd.(2454241)                                   32,327  1,048,166       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.      42,722  1,935,918       0.1%
    Intact Financial Corp.                                        25,200  2,059,794       0.1%
    Inter Pipeline, Ltd.                                         106,007  2,156,130       0.1%
*   Ivanhoe Mines, Ltd. Class A                                  158,400    573,388       0.0%
    Jean Coutu Group PJC, Inc. (The) Class A                      24,200    459,202       0.0%
#   Keyera Corp.                                                  58,018  1,708,025       0.0%
*   Kinross Gold Corp.(496902404)                                 22,897     90,443       0.0%
*   Kinross Gold Corp.(B03Z841)                                  847,370  3,349,808       0.1%
    Kirkland Lake Gold, Ltd.                                      16,000    187,644       0.0%
    Linamar Corp.                                                 32,122  1,949,082       0.1%
    Loblaw Cos., Ltd.                                             56,609  2,921,512       0.1%
    Lundin Mining Corp.                                          463,010  3,531,523       0.1%
    Magna International, Inc.(559222401)                          36,699  2,001,930       0.1%
    Magna International, Inc.(2554475)                            73,020  3,983,527       0.1%
    Manulife Financial Corp.(56501R106)                          218,203  4,385,880       0.1%
    Manulife Financial Corp.(2492519)                            259,359  5,214,923       0.1%
    Maple Leaf Foods, Inc.                                        30,187    782,929       0.0%
    Maxar Technologies, Ltd.                                       3,400    215,079       0.0%
    Methanex Corp.(2654416)                                       34,681  1,690,097       0.0%
#   Methanex Corp.(59151K108)                                     10,530    513,338       0.0%
    Metro, Inc.                                                   72,672  2,287,582       0.1%
#   National Bank of Canada                                       91,618  4,446,324       0.1%
#   Northland Power, Inc.                                         39,900    762,990       0.0%
    Onex Corp.                                                    24,904  1,892,750       0.0%
    Open Text Corp.(683715106)                                    26,537    928,264       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
CANADA -- (Continued)
    Open Text Corp.(2260824)                                      39,200 $ 1,370,678       0.0%
    Pan American Silver Corp.                                     16,317     266,457       0.0%
    Parkland Fuel Corp.                                           30,400     617,379       0.0%
    Pembina Pipeline Corp.(B4PPQG5)                               47,008   1,554,555       0.0%
    Pembina Pipeline Corp.(B4PT2P8)                               32,383   1,070,575       0.0%
#   Peyto Exploration & Development Corp.                         59,405     810,424       0.0%
    Potash Corp. of Saskatchewan, Inc.(73755L107)                106,280   2,069,272       0.1%
    Potash Corp. of Saskatchewan, Inc.(2696980)                   40,466     787,614       0.0%
#   PrairieSky Royalty, Ltd.                                      34,999     931,607       0.0%
    Quebecor, Inc. Class B                                        25,100     947,111       0.0%
    Restaurant Brands International, Inc.                         63,671   4,113,617       0.1%
    Ritchie Bros Auctioneers, Inc.(2345390)                        7,600     213,137       0.0%
#   Ritchie Bros Auctioneers, Inc.(767744105)                     13,682     383,506       0.0%
    Rogers Communications, Inc. Class B(2169051)                  60,368   3,132,342       0.1%
    Rogers Communications, Inc. Class B(775109200)                46,002   2,387,504       0.1%
#   Royal Bank of Canada(780087102)                              148,644  11,616,529       0.3%
    Royal Bank of Canada(2754383)                                235,620  18,422,595       0.4%
    Saputo, Inc.                                                  66,600   2,404,642       0.1%
*   Seven Generations Energy, Ltd. Class A                       106,038   1,601,132       0.0%
#   Shaw Communications, Inc. Class B(82028K200)                  86,667   1,979,474       0.1%
    Shaw Communications, Inc. Class B(2801836)                    83,448   1,905,572       0.1%
*   Shopify, Inc. Class A(BX865C7)                                 7,521     747,728       0.0%
*   Shopify, Inc. Class A(82509L107)                               5,700     567,093       0.0%
    SNC-Lavalin Group, Inc.                                       35,686   1,607,682       0.0%
*   Spin Master Corp.                                              3,748     138,752       0.0%
    Stantec, Inc.(85472N109)                                      16,651     476,219       0.0%
#   Stantec, Inc.(2854238)                                        13,600     388,571       0.0%
#*  Stars Group, Inc. (The)                                        2,400      48,313       0.0%
    Sun Life Financial, Inc.(866796105)                           80,860   3,147,880       0.1%
    Sun Life Financial, Inc.(2566124)                             68,934   2,685,012       0.1%
    Suncor Energy, Inc.(867224107)                               116,317   3,950,125       0.1%
    Suncor Energy, Inc.(B3NB1P2)                                 346,029  11,747,988       0.3%
    Teck Resources, Ltd. Class B(878742204)                      307,910   6,293,680       0.1%
    Teck Resources, Ltd. Class B(2879327)                         98,438   2,011,337       0.1%
    TELUS Corp.                                                   39,380   1,426,117       0.0%
    Thomson Reuters Corp.(2126067)                                24,983   1,170,204       0.0%
    Thomson Reuters Corp.(2889371)                                37,450   1,751,014       0.0%
    TMX Group, Ltd.                                               17,000     928,866       0.0%
    Toromont Industries, Ltd.                                     19,781     871,983       0.0%
    Toronto-Dominion Bank (The)(891160509)                       169,002   9,607,764       0.2%
    Toronto-Dominion Bank (The)(2897222)                         232,719  13,229,681       0.3%
*   Tourmaline Oil Corp.                                          89,857   1,644,465       0.0%
    TransAlta Renewables, Inc.                                    20,800     224,268       0.0%
    TransCanada Corp.(89353D107)                                 111,789   5,307,742       0.1%
    TransCanada Corp.(2665184)                                    77,882   3,697,599       0.1%
*   Trisura Group, Ltd.                                            1,227      27,437       0.0%
*   Turquoise Hill Resources, Ltd.(900435108)                     68,462     210,178       0.0%
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                      309,489     945,188       0.0%
#*  Valeant Pharmaceuticals International, Inc.(91911K102)       172,036   2,011,101       0.1%
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)          89,472   1,045,146       0.0%
#   Vermilion Energy, Inc.(B607XS1)                               13,782     470,368       0.0%
    Vermilion Energy, Inc.(923725105)                             23,732     809,973       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
CANADA -- (Continued)
    Waste Connections, Inc.(94106B101)                              28,358 $  2,004,047       0.1%
    Waste Connections, Inc.(BYQFRK5)                                22,131    1,563,644       0.0%
    West Fraser Timber Co., Ltd.                                    35,884    2,182,635       0.1%
#   Wheaton Precious Metals Corp.(962879102)                        88,213    1,829,538       0.0%
    Wheaton Precious Metals Corp.(BF13KN5)                          38,138      791,376       0.0%
    Whitecap Resources, Inc.                                       134,379      964,537       0.0%
    Winpak, Ltd.                                                     2,300       88,784       0.0%
    WSP Global, Inc.                                                22,500    1,008,410       0.0%
    Yamana Gold, Inc.                                              302,591      785,737       0.0%
                                                                           ------------       ---
TOTAL CANADA                                                                401,644,007       8.5%
                                                                           ------------       ---
DENMARK -- (1.6%)
    AP Moller - Maersk A.S. Class A                                    885    1,640,373       0.0%
    AP Moller - Maersk A.S. Class B                                  1,656    3,174,528       0.1%
    Carlsberg A.S. Class B                                          31,279    3,573,361       0.1%
    Chr Hansen Holding A.S.                                         25,110    2,197,372       0.0%
    Coloplast A.S. Class B                                          30,927    2,722,130       0.1%
    Danske Bank A.S.                                               168,843    6,443,633       0.1%
    DSV A.S.                                                        68,666    5,309,661       0.1%
*   Genmab A.S.                                                     12,275    2,478,758       0.1%
#   H Lundbeck A.S.                                                 23,700    1,408,913       0.0%
    ISS A.S.                                                        68,334    2,893,822       0.1%
    Jyske Bank A.S.                                                 27,068    1,529,562       0.0%
#   Novo Nordisk A.S. Class B                                      479,867   23,892,014       0.5%
#   Novo Nordisk A.S. Sponsored ADR                                 60,487    3,011,648       0.1%
#   Novozymes A.S. Class B                                          77,128    4,261,537       0.1%
    Orsted A.S.                                                     33,114    1,855,602       0.0%
#   Pandora A.S.                                                    36,040    3,403,138       0.1%
    Rockwool International A.S. Class B                                186       50,497       0.0%
#   Tryg A.S.                                                       41,295      983,737       0.0%
    Vestas Wind Systems A.S.                                        61,129    5,396,760       0.1%
#*  William Demant Holding A.S.                                     45,916    1,325,098       0.0%
                                                                           ------------       ---
TOTAL DENMARK                                                                77,552,144       1.6%
                                                                           ------------       ---
FINLAND -- (0.9%)
    Elisa Oyj                                                        6,241      251,307       0.0%
    Fortum Oyj                                                     177,726    3,772,135       0.1%
    Kone Oyj Class B                                               106,058    5,740,284       0.1%
    Neste Oyj                                                       51,580    2,871,525       0.1%
    Nokia Oyj(5902941)                                           1,478,510    7,271,194       0.2%
    Nokia Oyj(5946455)                                             268,823    1,321,765       0.0%
#   Nokia Oyj Sponsored ADR                                        223,680    1,093,795       0.0%
    Orion Oyj Class B                                                6,509      266,770       0.0%
    Sampo Oyj Class A                                               89,166    4,666,044       0.1%
    Stora Enso Oyj Class R                                         270,938    4,234,271       0.1%
    Stora Enso Oyj Sponsored ADR                                    12,000      187,560       0.0%
    UPM-Kymmene Oyj                                                360,413   10,824,017       0.2%
    UPM-Kymmene Oyj Sponsored ADR                                   13,000      390,715       0.0%
    Wartsila Oyj Abp                                                41,810    2,691,180       0.1%
                                                                           ------------       ---
TOTAL FINLAND                                                                45,582,562       1.0%
                                                                           ------------       ---

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
FRANCE -- (8.7%)
    Accor SA                                                      39,959 $ 1,993,468       0.0%
    Aeroports de Paris                                            10,445   1,758,574       0.0%
    Air Liquide SA                                               112,468  14,319,865       0.3%
    Airbus SE                                                    167,504  17,188,423       0.4%
    Alstom SA                                                     46,849   1,895,336       0.0%
    Amundi SA                                                     15,306   1,297,201       0.0%
    Arkema SA                                                     37,874   4,784,673       0.1%
    Atos SE                                                       33,371   5,183,041       0.1%
    AXA SA                                                       435,474  13,146,258       0.3%
    AXA SA Sponsored ADR                                          29,172     880,994       0.0%
    BioMerieux                                                    10,686     838,177       0.0%
    BNP Paribas SA                                               269,992  21,072,719       0.5%
    Bollore SA                                                   243,409   1,175,809       0.0%
    Bouygues SA                                                  107,406   5,154,808       0.1%
    Bureau Veritas SA                                             80,957   2,167,888       0.1%
    Capgemini SE                                                  40,178   4,880,983       0.1%
    Carrefour SA                                                 274,037   5,515,104       0.1%
#   Casino Guichard Perrachon SA                                  23,251   1,327,619       0.0%
    Christian Dior SE                                             14,583   5,005,416       0.1%
    Cie de Saint-Gobain                                          116,922   6,855,476       0.2%
    Cie Generale des Etablissements Michelin                      93,901  13,591,826       0.3%
    CNP Assurances                                                66,606   1,549,422       0.0%
    Credit Agricole SA                                           292,015   5,096,600       0.1%
    Danone SA                                                    152,398  12,455,662       0.3%
    Danone SA Sponsored ADR                                       12,646     207,900       0.0%
    Dassault Aviation SA                                             440     686,059       0.0%
    Dassault Systemes SE                                          36,134   3,835,852       0.1%
    Eiffage SA                                                    39,400   4,115,551       0.1%
#   Electricite de France SA                                     210,275   2,752,043       0.1%
#   Engie SA                                                     562,521   9,507,758       0.2%
    Essilor International SA                                      63,289   8,012,557       0.2%
    Eurofins Scientific SE                                         2,950   1,845,390       0.0%
#   Eutelsat Communications SA                                    56,499   1,415,185       0.0%
    Faurecia                                                      39,395   2,863,833       0.1%
#   Hermes International                                           8,679   4,505,336       0.1%
    Iliad SA                                                       8,121   2,027,154       0.1%
    Imerys SA                                                     15,526   1,413,731       0.0%
    Ingenico Group SA                                              3,464     336,383       0.0%
    Ipsen SA                                                      10,424   1,260,340       0.0%
    JCDecaux SA                                                   21,745     831,837       0.0%
    Kering                                                        16,362   7,503,699       0.2%
    L'Oreal SA                                                    67,079  14,929,331       0.3%
    Legrand SA                                                    75,025   5,567,641       0.1%
    LVMH Moet Hennessy Louis Vuitton SE                           80,117  23,895,942       0.5%
    Natixis SA                                                   256,887   2,014,545       0.0%
    Orange SA                                                    526,156   8,643,520       0.2%
#   Orange SA Sponsored ADR                                       45,487     745,987       0.0%
    Orpea                                                         13,179   1,578,961       0.0%
    Pernod Ricard SA                                              40,979   6,144,551       0.1%
    Peugeot SA                                                   304,206   7,217,455       0.2%
    Publicis Groupe SA                                            67,550   4,397,019       0.1%
#   Publicis Groupe SA ADR                                         4,537      74,021       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
FRANCE -- (Continued)
    Renault SA                                                    88,454 $  8,771,380       0.2%
    Safran SA                                                     90,608    9,543,041       0.2%
    Sanofi                                                       261,989   24,806,833       0.5%
    Sartorius Stedim Biotech                                       2,401      163,630       0.0%
    Schneider Electric SE(4834108)                               121,987   10,717,921       0.2%
    Schneider Electric SE(B11BPS1)                                   935       82,394       0.0%
    SCOR SE                                                       63,862    2,651,130       0.1%
    SEB SA                                                         6,559    1,222,305       0.0%
    SES SA                                                       170,317    2,770,033       0.1%
    Societe BIC SA                                                 2,094      221,107       0.0%
    Societe Generale SA                                          185,024   10,297,413       0.2%
    Sodexo SA(7062713)                                            26,325    3,349,140       0.1%
    Sodexo SA()                                                   16,625    2,115,694       0.1%
    STMicroelectronics NV                                        157,785    3,714,468       0.1%
    Suez                                                          91,924    1,616,621       0.0%
    Teleperformance                                               23,608    3,447,809       0.1%
    Thales SA                                                     33,421    3,482,917       0.1%
    Total SA                                                     428,068   23,859,694       0.5%
#   Total SA Sponsored ADR                                       131,599    7,332,710       0.2%
*   Ubisoft Entertainment SA                                      20,605    1,572,154       0.0%
    Valeo SA                                                      76,259    5,163,051       0.1%
    Veolia Environnement SA                                       94,324    2,234,592       0.1%
    Veolia Environnement SA ADR                                   17,086      405,451       0.0%
#   Vinci SA                                                     148,757   14,574,848       0.3%
    Vivendi SA                                                   215,804    5,358,785       0.1%
    Zodiac Aerospace                                              48,103    1,374,918       0.0%
                                                                         ------------       ---
TOTAL FRANCE                                                              428,314,962       9.1%
                                                                         ------------       ---
GERMANY -- (7.5%)
    Adidas AG                                                     50,050   11,140,279       0.2%
    Allianz SE                                                    83,434   19,478,402       0.4%
    Allianz SE Sponsored ADR                                     243,452    5,696,874       0.1%
    Axel Springer SE                                               1,049       70,629       0.0%
    BASF SE                                                      236,962   25,912,583       0.6%
#   BASF SE Sponsored ADR                                         32,000      880,000       0.0%
    Bayer AG                                                     185,881   24,179,181       0.5%
#   Bayer AG Sponsored ADR                                       131,340    4,272,490       0.1%
    Bayerische Motoren Werke AG                                  108,991   11,178,143       0.2%
    Beiersdorf AG                                                 19,732    2,219,661       0.1%
    Brenntag AG                                                   43,820    2,486,157       0.1%
    CECONOMY AG                                                   70,033      914,136       0.0%
*   Commerzbank AG                                               421,252    5,837,750       0.1%
    Continental AG                                                31,854    8,106,655       0.2%
    Covestro AG                                                   43,773    4,207,879       0.1%
    Daimler AG                                                   297,357   24,825,190       0.5%
#   Deutsche Bank AG(5750355)                                     16,653      272,929       0.0%
#   Deutsche Bank AG(D18190898)                                  494,922    8,052,381       0.2%
    Deutsche Boerse AG                                            38,120    3,947,892       0.1%
    Deutsche Lufthansa AG                                        131,285    4,217,904       0.1%
    Deutsche Post AG                                             281,612   12,909,117       0.3%
    Deutsche Telekom AG                                          871,251   15,776,017       0.3%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
GERMANY -- (Continued)
#   Deutsche Telekom AG Sponsored ADR                               94,100 $  1,687,589       0.0%
    Deutsche Wohnen SE                                              84,291    3,607,682       0.1%
    E.ON SE                                                        670,098    7,936,932       0.2%
    E.ON SE Sponsored ADR                                           38,515      459,099       0.0%
    Evonik Industries AG                                            54,811    1,993,799       0.0%
    Fielmann AG                                                      7,161      629,223       0.0%
    Fraport AG Frankfurt Airport Services Worldwide                 17,528    1,665,575       0.0%
    Fresenius Medical Care AG & Co. KGaA                            53,738    5,203,018       0.1%
    Fresenius SE & Co. KGaA                                        118,863    9,950,760       0.2%
    Fuchs Petrolub SE                                                9,084      452,376       0.0%
    GEA Group AG                                                    47,644    2,301,564       0.1%
    Hannover Rueck SE                                               16,844    2,119,663       0.0%
*   Hapag-Lloyd AG                                                  13,089      575,187       0.0%
    HeidelbergCement AG                                             55,010    5,629,148       0.1%
    Henkel AG & Co. KGaA                                            23,479    2,961,246       0.1%
#   Hochtief AG                                                      6,209    1,096,780       0.0%
    Infineon Technologies AG                                       226,596    6,267,197       0.1%
    Innogy SE                                                       38,391    1,785,410       0.0%
    KION Group AG                                                   28,971    2,321,378       0.1%
    Lanxess AG                                                      48,053    3,767,769       0.1%
    LEG Immobilien AG                                                3,900      397,271       0.0%
*   Linde AG                                                        39,348    8,477,091       0.2%
    MAN SE                                                           7,663      848,530       0.0%
    Merck KGaA                                                      27,827    2,985,639       0.1%
*   METRO AG                                                       101,019    1,914,943       0.0%
    MTU Aero Engines AG                                             16,729    2,830,906       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                   37,190    8,349,236       0.2%
    OSRAM Licht AG                                                  27,366    2,095,408       0.0%
#   ProSiebenSat.1 Media SE                                         63,535    2,237,936       0.1%
    QIAGEN NV                                                       53,003    1,798,209       0.0%
    Rational AG                                                        915      603,697       0.0%
    RTL Group SA                                                    12,757      947,853       0.0%
*   RWE AG                                                         273,958    6,888,361       0.1%
    SAP SE                                                         201,863   23,065,365       0.5%
#   SAP SE Sponsored ADR                                            10,896    1,244,323       0.0%
    Siemens AG                                                     157,350   22,600,606       0.5%
    Symrise AG                                                      38,365    2,989,649       0.1%
*   Talanx AG                                                       22,295      877,251       0.0%
#   Telefonica Deutschland Holding AG                              214,262    1,092,920       0.0%
    ThyssenKrupp AG                                                123,457    3,311,870       0.1%
    Uniper SE                                                       82,229    2,310,519       0.1%
    United Internet AG                                              38,000    2,409,974       0.1%
    Volkswagen AG                                                   12,060    2,252,176       0.1%
    Vonovia SE                                                     116,279    5,136,445       0.1%
    Wacker Chemie AG                                                 6,798    1,061,710       0.0%
    Wirecard AG                                                     17,551    1,743,694       0.0%
*   Zalando SE                                                      16,365      823,833       0.0%
                                                                           ------------       ---
TOTAL GERMANY                                                               370,289,059       7.8%
                                                                           ------------       ---
HONG KONG -- (2.7%)
    AIA Group, Ltd.                                              3,180,000   23,962,823       0.5%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
HONG KONG -- (Continued)
    ASM Pacific Technology, Ltd.                                    81,000 $1,181,827       0.0%
#   Bank of East Asia, Ltd. (The)                                  338,380  1,484,803       0.0%
    BOC Aviation, Ltd.                                              22,600    121,539       0.0%
    BOC Hong Kong Holdings, Ltd.                                   857,000  4,083,743       0.1%
*   Brightoil Petroleum Holdings, Ltd.                              40,000      7,691       0.0%
#*  Cathay Pacific Airways, Ltd.                                   520,000    889,582       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                            274,400    286,820       0.0%
    CK Asset Holdings, Ltd.                                        625,462  5,147,447       0.1%
    CK Hutchison Holdings, Ltd.                                    655,962  8,331,838       0.2%
    CK Infrastructure Holdings, Ltd.                               176,000  1,532,445       0.0%
    CLP Holdings, Ltd.                                             391,900  3,988,732       0.1%
    FIH Mobile, Ltd.                                               627,000    196,888       0.0%
    First Pacific Co., Ltd.                                        292,400    222,797       0.0%
    Galaxy Entertainment Group, Ltd.                               638,000  4,350,762       0.1%
    Great Eagle Holdings, Ltd.                                      54,000    297,301       0.0%
    Guoco Group, Ltd.                                               11,000    174,036       0.0%
#   Haitong International Securities Group, Ltd.                   673,787    382,159       0.0%
    Hang Lung Group, Ltd.                                          384,000  1,349,251       0.0%
    Hang Lung Properties, Ltd.                                     814,000  1,869,168       0.1%
    Hang Seng Bank, Ltd.                                           166,500  3,946,543       0.1%
    Henderson Land Development Co., Ltd.                           284,688  1,857,844       0.0%
#   HK Electric Investments & HK Electric Investments, Ltd.        622,000    573,290       0.0%
    HKT Trust & HKT, Ltd.                                        2,077,000  2,534,512       0.1%
    Hong Kong & China Gas Co., Ltd.                              1,949,533  3,695,580       0.1%
#   Hong Kong Exchanges & Clearing, Ltd.                           337,473  9,403,428       0.2%
    Hopewell Holdings, Ltd.                                          3,000     11,539       0.0%
    Hysan Development Co., Ltd.                                    207,638  1,003,224       0.0%
*   I-CABLE Communications, Ltd.                                   460,757     14,433       0.0%
    Kerry Properties, Ltd.                                         305,393  1,374,360       0.0%
#   Kingston Financial Group, Ltd.                                 968,000    747,401       0.0%
    L'Occitane International SA                                     59,500    113,052       0.0%
    Li & Fung, Ltd.                                              3,082,000  1,553,299       0.0%
    Man Wah Holdings, Ltd.                                         220,800    199,482       0.0%
    Melco International Development, Ltd.                          306,000    838,644       0.0%
    Melco Resorts & Entertainment, Ltd. ADR                         34,136    862,958       0.0%
#   MGM China Holdings, Ltd.                                       299,200    674,967       0.0%
#   MTR Corp., Ltd.                                                344,229  1,995,661       0.1%
    New World Development Co., Ltd.                              2,342,432  3,492,377       0.1%
#   NWS Holdings, Ltd.                                             506,514  1,025,181       0.0%
    Orient Overseas International, Ltd.                              2,000     19,261       0.0%
    PCCW, Ltd.                                                   2,046,712  1,128,482       0.0%
    Power Assets Holdings, Ltd.                                    333,207  2,888,610       0.1%
    Prada SpA                                                      153,800    530,465       0.0%
    Samsonite International SA                                     407,400  1,703,519       0.0%
    Sands China, Ltd.                                              699,200  3,298,571       0.1%
    Shangri-La Asia, Ltd.                                          375,155    746,951       0.0%
#   Sino Land Co., Ltd.                                          1,222,844  2,107,622       0.1%
    SJM Holdings, Ltd.                                             772,000    663,689       0.0%
    Sun Hung Kai Properties, Ltd.                                  351,108  5,743,913       0.1%
    Swire Pacific, Ltd. Class A                                    251,500  2,485,341       0.1%
    Swire Pacific, Ltd. Class B                                    332,500    574,745       0.0%
    Swire Properties, Ltd.                                         257,600    870,487       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
HONG KONG -- (Continued)
    Techtronic Industries Co., Ltd.                                432,000 $  2,535,932       0.1%
    VTech Holdings, Ltd.                                            27,400      389,537       0.0%
    WH Group, Ltd.                                               3,206,000    3,248,899       0.1%
    Wharf Holdings, Ltd. (The)                                     311,609    2,838,180       0.1%
    Wheelock & Co., Ltd.                                           293,000    2,041,168       0.1%
    Wynn Macau, Ltd.                                               468,800    1,203,554       0.0%
    Xinyi Glass Holdings, Ltd.                                   1,090,000    1,056,234       0.0%
    Yue Yuen Industrial Holdings, Ltd.                             314,000    1,202,776       0.0%
                                                                           ------------       ---
TOTAL HONG KONG                                                             133,057,363       2.8%
                                                                           ------------       ---
IRELAND -- (0.5%)
*   Bank of Ireland Group P.L.C.                                   352,435    2,761,405       0.1%
    CRH P.L.C.(4182249)                                              2,421       91,107       0.0%
    CRH P.L.C.(0182704)                                             33,732    1,268,268       0.0%
#   CRH P.L.C. Sponsored ADR                                       156,645    5,877,320       0.1%
    Glanbia P.L.C.                                                  21,598      417,743       0.0%
    Kerry Group P.L.C. Class A(0490656)                             18,318    1,844,398       0.0%
    Kerry Group P.L.C. Class A(4519579)                             26,868    2,705,719       0.1%
    Kingspan Group P.L.C.                                           41,341    1,728,228       0.0%
    Paddy Power Betfair P.L.C.                                      22,913    2,346,464       0.1%
    Smurfit Kappa Group P.L.C.                                     120,649    3,599,089       0.1%
                                                                           ------------       ---
TOTAL IRELAND                                                                22,639,741       0.5%
                                                                           ------------       ---
ISRAEL -- (0.4%)
    Azrieli Group, Ltd.                                             11,066      625,177       0.0%
    Bank Hapoalim BM                                               277,153    1,962,301       0.1%
    Bank Leumi Le-Israel BM                                      1,054,627    5,829,719       0.1%
    Bezeq The Israeli Telecommunication Corp., Ltd.                508,328      759,488       0.0%
    Delek Group, Ltd.                                                1,356      222,518       0.0%
    Elbit Systems, Ltd.(6308913)                                     6,571      975,233       0.0%
    Elbit Systems, Ltd.(M3760D101)                                   1,593      236,752       0.0%
    Frutarom Industries, Ltd.                                       10,259      844,863       0.0%
    Israel Chemicals, Ltd.                                         187,616      782,381       0.0%
    Melisron, Ltd.                                                   2,171      113,588       0.0%
    Mizrahi Tefahot Bank, Ltd.                                      58,256    1,051,716       0.0%
#   Nice, Ltd. Sponsored ADR                                        17,712    1,475,587       0.1%
    Strauss Group, Ltd.                                              2,530       51,545       0.0%
#   Teva Pharmaceutical Industries, Ltd. Sponsored ADR             193,458    2,669,720       0.1%
*   Tower Semiconductor, Ltd.                                       16,495      546,352       0.0%
                                                                           ------------       ---
TOTAL ISRAEL                                                                 18,146,940       0.4%
                                                                           ------------       ---
ITALY -- (2.1%)
    Assicurazioni Generali SpA                                     433,832    7,895,635       0.2%
    Atlantia SpA                                                   146,507    4,776,214       0.1%
    CNH Industrial NV                                              321,761    4,105,234       0.1%
    Davide Campari-Milano SpA                                      111,982      896,612       0.0%
    Enel SpA                                                     2,149,889   13,332,901       0.3%
    Eni SpA                                                        517,757    8,464,297       0.2%
#   Eni SpA Sponsored ADR                                           67,929    2,217,882       0.1%
    Ferrari NV(BD6G507)                                             35,703    4,275,049       0.1%
    Ferrari NV(N3167Y103)                                            4,494      537,842       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
ITALY -- (Continued)
    Fiat Chrysler Automobiles NV(N31738102)                         57,301 $    994,172       0.0%
    Fiat Chrysler Automobiles NV(BRJFWP3)                          279,638    4,835,298       0.1%
*   GEDI Gruppo Editoriale SpA                                      32,568       28,972       0.0%
    Intesa Sanpaolo SpA                                          3,215,135   10,808,970       0.2%
    Intesa Sanpaolo SpA Sponsored ADR                                9,000      181,854       0.0%
    Italgas SpA                                                     47,621      278,209       0.0%
    Leonardo SpA                                                   181,934    3,140,545       0.1%
    Luxottica Group SpA                                             43,541    2,496,311       0.1%
    Mediobanca SpA                                                 203,967    2,234,324       0.1%
    Moncler SpA                                                     50,853    1,443,644       0.0%
    Poste Italiane SpA                                             174,308    1,273,562       0.0%
    Prysmian SpA                                                    65,332    2,248,036       0.1%
    Recordati SpA                                                   32,606    1,515,290       0.0%
    Snam SpA                                                       561,976    2,869,361       0.1%
*   Telecom Italia SpA                                           7,558,651    6,540,353       0.1%
#*  Telecom Italia SpA Sponsored ADR                                78,565      676,445       0.0%
    Tenaris SA                                                      33,701      460,063       0.0%
    Tenaris SA ADR                                                  19,881      541,757       0.0%
    Terna Rete Elettrica Nazionale SpA                             346,849    2,092,183       0.0%
*   UniCredit SpA                                                  568,413   10,862,729       0.2%
    UnipolSai Assicurazioni SpA                                    342,398      779,107       0.0%
                                                                           ------------       ---
TOTAL ITALY                                                                 102,802,851       2.2%
                                                                           ------------       ---
JAPAN -- (21.9%)
    ABC-Mart, Inc.                                                   9,700      489,297       0.0%
#*  Acom Co., Ltd.                                                  76,500      318,032       0.0%
#   Advantest Corp.                                                 26,200      598,488       0.0%
    Aeon Co., Ltd.                                                 188,400    2,914,066       0.1%
#   AEON Financial Service Co., Ltd.                                54,100    1,161,877       0.0%
    Aeon Mall Co., Ltd.                                             38,848      694,672       0.0%
    Aica Kogyo Co., Ltd.                                            23,300      814,927       0.0%
    Ain Holdings, Inc.                                               7,900      540,474       0.0%
    Air Water, Inc.                                                 82,300    1,579,462       0.0%
    Aisin Seiki Co., Ltd.                                           54,200    2,807,691       0.1%
    Ajinomoto Co., Inc.                                            192,000    3,862,385       0.1%
    Alfresa Holdings Corp.                                          51,800      989,748       0.0%
    Alps Electric Co., Ltd.                                         80,200    2,454,444       0.1%
    Amada Holdings Co., Ltd.                                       100,700    1,251,300       0.0%
    ANA Holdings, Inc.                                              25,800      991,623       0.0%
    Aozora Bank, Ltd.                                               33,600    1,315,164       0.0%
    Ariake Japan Co., Ltd.                                           2,800      214,018       0.0%
    Asahi Glass Co., Ltd.                                           93,600    3,668,201       0.1%
    Asahi Group Holdings, Ltd.                                     101,600    4,638,890       0.1%
    Asahi Intecc Co., Ltd.                                          13,700      790,440       0.0%
    Asahi Kasei Corp.                                              356,400    4,315,905       0.1%
    Asics Corp.                                                     59,900      915,713       0.0%
    Astellas Pharma, Inc.                                          549,975    7,319,538       0.2%
    Azbil Corp.                                                     18,700      816,569       0.0%
    Bandai Namco Holdings, Inc.                                     70,000    2,398,763       0.1%
    Bank of Kyoto, Ltd. (The)                                       22,600    1,186,886       0.0%
    Benesse Holdings, Inc.                                          21,000      711,903       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Bic Camera, Inc.                                              27,900 $  343,670       0.0%
    Bridgestone Corp.                                            187,613  8,962,342       0.2%
    Brother Industries, Ltd.                                      80,400  1,956,381       0.1%
#   Calbee, Inc.                                                  24,500    826,844       0.0%
    Canon Marketing Japan, Inc.                                   20,600    518,175       0.0%
    Canon, Inc.                                                  168,700  6,337,565       0.1%
#   Canon, Inc. Sponsored ADR                                     64,347  2,429,099       0.1%
    Casio Computer Co., Ltd.                                      59,700    880,967       0.0%
    Central Japan Railway Co.                                     34,845  6,329,477       0.1%
#   Chiba Bank, Ltd. (The)                                       272,000  2,085,042       0.1%
    Chubu Electric Power Co., Inc.                               148,400  1,913,838       0.1%
    Chugai Pharmaceutical Co., Ltd.                               41,600  1,983,352       0.1%
    Chugoku Bank, Ltd. (The)                                      63,500    910,224       0.0%
#   Chugoku Electric Power Co., Inc. (The)                        67,100    748,175       0.0%
    Citizen Watch Co., Ltd.                                      114,200    839,593       0.0%
    Coca-Cola Bottlers Japan, Inc.                                34,800  1,217,629       0.0%
    COMSYS Holdings Corp.                                         33,500    848,368       0.0%
    Concordia Financial Group, Ltd.                              493,400  2,613,090       0.1%
    Cosmos Pharmaceutical Corp.                                    2,500    520,508       0.0%
    Credit Saison Co., Ltd.                                       60,700  1,222,214       0.0%
#   CyberAgent, Inc.                                              32,100    994,128       0.0%
#*  CYBERDYNE, Inc.                                                7,500     99,362       0.0%
    Dai Nippon Printing Co., Ltd.                                102,000  2,444,936       0.1%
    Dai-ichi Life Holdings, Inc.                                 261,000  4,984,557       0.1%
    Daicel Corp.                                                 136,600  1,705,534       0.0%
    Daido Steel Co., Ltd.                                         13,000    823,675       0.0%
    Daifuku Co., Ltd.                                             26,849  1,309,114       0.0%
    Daiichi Sankyo Co., Ltd.                                     120,946  2,777,969       0.1%
    Daiichikosho Co., Ltd.                                        19,000    895,330       0.0%
    Daikin Industries, Ltd.                                       71,800  7,934,677       0.2%
    Daito Trust Construction Co., Ltd.                            19,600  3,426,751       0.1%
    Daiwa House Industry Co., Ltd.                               166,100  6,088,047       0.1%
#   Daiwa Securities Group, Inc.                                 638,000  4,000,056       0.1%
#   Dena Co., Ltd.                                                34,400    808,997       0.0%
    Denka Co., Ltd.                                               48,300  1,613,721       0.0%
    Denso Corp.                                                  112,100  6,173,793       0.1%
    Dentsu, Inc.                                                  48,682  2,082,320       0.1%
    DIC Corp.                                                     49,500  1,837,429       0.1%
    Disco Corp.                                                    7,800  1,807,467       0.1%
    DMG Mori Co., Ltd.                                            23,200    467,841       0.0%
    Don Quijote Holdings Co., Ltd.                                33,700  1,413,547       0.0%
    Dowa Holdings Co., Ltd.                                       29,440  1,239,428       0.0%
    East Japan Railway Co.                                        79,500  7,709,879       0.2%
    Ebara Corp.                                                   36,500  1,313,521       0.0%
    Eisai Co., Ltd.                                               51,600  2,871,881       0.1%
    Electric Power Development Co., Ltd.                          32,100    808,954       0.0%
    Ezaki Glico Co., Ltd.                                         14,000    776,477       0.0%
#   FamilyMart UNY Holdings Co., Ltd.                             21,586  1,226,882       0.0%
    FANUC Corp.                                                   37,300  8,721,631       0.2%
    Fast Retailing Co., Ltd.                                      14,100  4,717,508       0.1%
    FP Corp.                                                      10,000    525,508       0.0%
    Fuji Electric Co., Ltd.                                      197,000  1,427,289       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Fuji Media Holdings, Inc.                                       21,500 $   331,691       0.0%
    Fuji Oil Holdings, Inc.                                         23,100     622,806       0.0%
    FUJIFILM Holdings Corp.                                         99,000   4,049,871       0.1%
    Fujikura, Ltd.                                                 161,900   1,413,020       0.0%
    Fujitsu General, Ltd.                                           26,000     497,250       0.0%
    Fujitsu, Ltd.                                                  560,440   4,367,226       0.1%
    Fukuoka Financial Group, Inc.                                  325,000   1,677,391       0.0%
    Furukawa Electric Co., Ltd.                                     26,717   1,626,549       0.0%
    Glory, Ltd.                                                     22,100     826,498       0.0%
#   GMO Payment Gateway, Inc.                                        5,500     402,417       0.0%
    Gree, Inc.                                                      18,000     122,194       0.0%
#   GungHo Online Entertainment, Inc.                              139,300     374,866       0.0%
    Gunma Bank, Ltd. (The)                                         136,800     880,694       0.0%
    H2O Retailing Corp.                                             32,500     601,182       0.0%
    Hachijuni Bank, Ltd. (The)                                     148,400     929,350       0.0%
    Hakuhodo DY Holdings, Inc.                                      52,100     720,699       0.0%
    Hamamatsu Photonics K.K.                                        28,600     926,006       0.0%
    Hankyu Hanshin Holdings, Inc.                                   84,000   3,274,937       0.1%
#   Harmonic Drive Systems, Inc.                                     5,200     270,208       0.0%
    Haseko Corp.                                                   108,900   1,581,383       0.0%
    Heiwa Corp.                                                     11,300     208,369       0.0%
    Hikari Tsushin, Inc.                                             6,000     776,766       0.0%
    Hino Motors, Ltd.                                              124,100   1,597,292       0.0%
    Hirose Electric Co., Ltd.                                        6,000     902,615       0.0%
    Hiroshima Bank, Ltd. (The)                                      87,500     740,841       0.0%
    HIS Co., Ltd.                                                   13,200     442,004       0.0%
    Hisamitsu Pharmaceutical Co., Inc.                              11,000     605,642       0.0%
    Hitachi Capital Corp.                                           39,100     955,866       0.0%
    Hitachi Chemical Co., Ltd.                                      49,400   1,408,680       0.0%
    Hitachi Construction Machinery Co., Ltd.                        26,800     919,356       0.0%
    Hitachi High-Technologies Corp.                                 22,865     956,874       0.0%
    Hitachi Kokusai Electric, Inc.                                   5,900     163,437       0.0%
    Hitachi Metals, Ltd.                                           122,400   1,585,659       0.0%
    Hitachi Transport System, Ltd.                                  26,015     643,769       0.0%
    Hitachi, Ltd.                                                1,199,575   9,552,630       0.2%
    Hitachi, Ltd. ADR                                               30,119   2,395,966       0.1%
*   Hokkaido Electric Power Co., Inc.                               16,800     132,390       0.0%
    Hokuhoku Financial Group, Inc.                                  41,300     680,757       0.0%
#   Hokuriku Electric Power Co.                                     58,100     513,375       0.0%
    Honda Motor Co., Ltd.                                          389,069  12,192,277       0.3%
    Honda Motor Co., Ltd. Sponsored ADR                            113,774   3,537,234       0.1%
    Horiba, Ltd.                                                    11,200     667,344       0.0%
    Hoshizaki Corp.                                                 14,700   1,391,116       0.0%
    House Foods Group, Inc.                                         17,300     514,026       0.0%
    Hoya Corp.                                                     113,000   6,139,373       0.1%
    Hulic Co., Ltd.                                                 70,100     723,151       0.0%
    Ibiden Co., Ltd.                                                43,900     735,083       0.0%
    Idemitsu Kosan Co., Ltd.                                       110,500   3,229,896       0.1%
    IHI Corp.                                                       62,300   2,243,979       0.1%
#   Iida Group Holdings Co., Ltd.                                   70,300   1,348,586       0.0%
    Inpex Corp.                                                    256,400   2,745,322       0.1%
#   Isetan Mitsukoshi Holdings, Ltd.                               141,680   1,544,423       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Isuzu Motors, Ltd.                                             155,493 $ 2,271,038       0.1%
#   Ito En, Ltd.                                                    17,100     598,734       0.0%
    ITOCHU Corp.                                                   346,300   6,066,012       0.1%
    Itochu Techno-Solutions Corp.                                   16,400     638,815       0.0%
    Itoham Yonekyu Holdings, Inc.                                   51,300     489,417       0.0%
#   Iyo Bank, Ltd. (The)                                            96,300     831,324       0.0%
    Izumi Co., Ltd.                                                 17,700     917,885       0.0%
    J Front Retailing Co., Ltd.                                     97,900   1,453,033       0.0%
    Japan Airlines Co., Ltd.                                        35,100   1,201,378       0.0%
    Japan Airport Terminal Co., Ltd.                                 9,500     337,681       0.0%
    Japan Exchange Group, Inc.                                     167,200   3,014,357       0.1%
    Japan Lifeline Co., Ltd.                                         7,400     354,986       0.0%
    Japan Tobacco, Inc.                                            293,200   9,704,971       0.2%
    JFE Holdings, Inc.                                             139,900   3,006,629       0.1%
    JGC Corp.                                                       60,400   1,013,056       0.0%
    JSR Corp.                                                       54,700   1,060,352       0.0%
    JTEKT Corp.                                                    158,360   2,623,943       0.1%
    JXTG Holdings, Inc.                                          1,135,970   5,865,917       0.1%
#   K's Holdings Corp.                                              37,078     850,958       0.0%
    Kagome Co., Ltd.                                                14,200     472,890       0.0%
    Kajima Corp.                                                   357,000   3,702,620       0.1%
#   Kakaku.com, Inc.                                                38,000     521,779       0.0%
    Kaken Pharmaceutical Co., Ltd.                                  15,500     785,508       0.0%
    Kamigumi Co., Ltd.                                              42,500   1,017,407       0.0%
    Kandenko Co., Ltd.                                              36,000     354,094       0.0%
    Kaneka Corp.                                                   129,000   1,065,273       0.0%
    Kansai Electric Power Co., Inc. (The)                          170,200   2,330,734       0.1%
#   Kansai Paint Co., Ltd.                                          42,000   1,079,523       0.0%
    Kao Corp.                                                      145,200   8,775,176       0.2%
    Kawasaki Heavy Industries, Ltd.                                 52,900   1,845,583       0.1%
#*  Kawasaki Kisen Kaisha, Ltd.                                     29,900     780,712       0.0%
    KDDI Corp.                                                     522,300  13,915,448       0.3%
    Keihan Holdings Co., Ltd.                                       48,900   1,494,170       0.0%
    Keikyu Corp.                                                    56,800   1,174,940       0.0%
    Keio Corp.                                                      26,400   1,151,793       0.0%
    Keisei Electric Railway Co., Ltd.                               32,000     966,641       0.0%
    Kewpie Corp.                                                    47,700   1,189,892       0.0%
    Keyence Corp.                                                   21,602  11,993,966       0.3%
    Kikkoman Corp.                                                  28,000     960,975       0.0%
    Kinden Corp.                                                    49,100     829,195       0.0%
    Kintetsu Group Holdings Co., Ltd.                               43,128   1,658,398       0.0%
    Kirin Holdings Co., Ltd.                                       253,000   6,072,978       0.1%
    Kobayashi Pharmaceutical Co., Ltd.                              10,200     589,774       0.0%
#*  Kobe Steel, Ltd.                                               147,092   1,241,878       0.0%
    Koei Tecmo Holdings Co., Ltd.                                    6,100     121,137       0.0%
    Koito Manufacturing Co., Ltd.                                   34,800   2,333,485       0.1%
    Kokuyo Co., Ltd.                                                26,800     480,575       0.0%
    Komatsu, Ltd.                                                  198,800   6,495,939       0.1%
    Konami Holdings Corp.                                           25,600   1,246,854       0.0%
    Konica Minolta, Inc.                                           295,700   2,594,094       0.1%
    Kose Corp.                                                       9,390   1,141,944       0.0%
    Kubota Corp.                                                   193,300   3,637,032       0.1%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
JAPAN -- (Continued)
    Kubota Corp. Sponsored ADR                                       6,899 $  648,713       0.0%
    Kuraray Co., Ltd.                                              176,500  3,476,090       0.1%
    Kurita Water Industries, Ltd.                                   36,400  1,156,656       0.0%
    Kyocera Corp.                                                   45,600  3,050,075       0.1%
    Kyocera Corp. Sponsored ADR                                     21,258  1,420,034       0.0%
    Kyowa Exeo Corp.                                                33,200    723,204       0.0%
    Kyowa Hakko Kirin Co., Ltd.                                     51,700    954,329       0.0%
    Kyudenko Corp.                                                  20,000    883,055       0.0%
    Kyushu Electric Power Co., Inc.                                 99,400  1,133,766       0.0%
    Kyushu Financial Group, Inc.                                   150,600    957,238       0.0%
    Lawson, Inc.                                                    17,300  1,129,669       0.0%
*   LINE Corp.                                                       6,800    281,657       0.0%
    Lion Corp.                                                      60,400  1,162,248       0.0%
    LIXIL Group Corp.                                              130,940  3,606,222       0.1%
    M3, Inc.                                                        66,100  1,971,534       0.1%
    Mabuchi Motor Co., Ltd.                                         14,300    750,393       0.0%
    Maeda Corp.                                                     49,000    614,333       0.0%
    Makita Corp.                                                    43,500  1,823,025       0.1%
#   Makita Corp. Sponsored ADR                                       3,260    137,331       0.0%
    Marubeni Corp.                                                 649,700  4,356,264       0.1%
#   Marui Group Co., Ltd.                                           60,100    919,808       0.0%
    Maruichi Steel Tube, Ltd.                                       15,000    458,269       0.0%
    Matsui Securities Co., Ltd.                                     40,100    337,215       0.0%
    Matsumotokiyoshi Holdings Co., Ltd.                             12,200    877,339       0.0%
    Mazda Motor Corp.                                              289,599  4,180,571       0.1%
    McDonald's Holdings Co. Japan, Ltd.                             16,800    721,266       0.0%
    Mebuki Financial Group, Inc.                                   386,240  1,611,356       0.0%
    Medipal Holdings Corp.                                          65,000  1,207,132       0.0%
    Megmilk Snow Brand Co., Ltd.                                    12,500    349,902       0.0%
    MEIJI Holdings Co., Ltd.                                        34,812  2,845,878       0.1%
    Minebea Mitsumi, Inc.                                          134,000  2,456,637       0.1%
    Miraca Holdings, Inc.                                           25,600  1,191,091       0.0%
    MISUMI Group, Inc.                                              78,700  2,156,186       0.1%
    Mitsubishi Chemical Holdings Corp.                             441,490  4,611,501       0.1%
    Mitsubishi Corp.                                               369,200  8,645,900       0.2%
    Mitsubishi Electric Corp.                                      522,000  8,933,243       0.2%
    Mitsubishi Estate Co., Ltd.                                    292,000  5,295,283       0.1%
    Mitsubishi Gas Chemical Co., Inc.                               61,700  1,509,346       0.0%
    Mitsubishi Heavy Industries, Ltd.                               87,300  3,415,779       0.1%
#   Mitsubishi Logistics Corp.                                      10,500    271,956       0.0%
    Mitsubishi Materials Corp.                                      56,900  2,163,576       0.1%
    Mitsubishi Motors Corp.                                        191,699  1,535,091       0.0%
    Mitsubishi Tanabe Pharma Corp.                                  47,400  1,043,245       0.0%
    Mitsubishi UFJ Financial Group, Inc.                         1,439,672  9,765,499       0.2%
#   Mitsubishi UFJ Financial Group, Inc. Sponsored ADR           1,429,197  9,704,248       0.2%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                       348,200  1,837,079       0.1%
    Mitsui & Co., Ltd.                                             435,900  6,509,884       0.2%
    Mitsui & Co., Ltd. Sponsored ADR                                 2,559    769,379       0.0%
    Mitsui Chemicals, Inc.                                         104,000  3,206,935       0.1%
    Mitsui Fudosan Co., Ltd.                                       181,700  4,241,055       0.1%
    Mitsui Mining & Smelting Co., Ltd.                              30,700  1,597,480       0.0%
    Mitsui OSK Lines, Ltd.                                          42,700  1,307,532       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
JAPAN -- (Continued)
    Miura Co., Ltd.                                                 14,600 $  343,410       0.0%
    Mixi, Inc.                                                      14,600    711,778       0.0%
    Mizuho Financial Group, Inc.                                 5,170,605  9,394,370       0.2%
    Mizuho Financial Group, Inc. ADR                               307,194  1,127,402       0.0%
#   MonotaRO Co., Ltd.                                              19,100    525,968       0.0%
    Morinaga & Co., Ltd.                                            10,399    590,764       0.0%
    MS&AD Insurance Group Holdings, Inc.                           119,395  4,056,125       0.1%
    Murata Manufacturing Co., Ltd.                                  51,000  8,015,261       0.2%
    Nabtesco Corp.                                                  32,500  1,291,118       0.0%
    Nagase & Co., Ltd.                                              28,600    485,797       0.0%
    Nagoya Railroad Co., Ltd.                                       62,000  1,392,885       0.0%
    Nankai Electric Railway Co., Ltd.                               37,200    961,724       0.0%
    NEC Corp.                                                      128,555  3,527,490       0.1%
*   Nexon Co., Ltd.                                                 53,800  1,447,173       0.0%
    NGK Insulators, Ltd.                                           127,700  2,528,636       0.1%
    NGK Spark Plug Co., Ltd.                                        77,600  1,770,918       0.0%
    NH Foods, Ltd.                                                  64,000  1,840,957       0.1%
    NHK Spring Co., Ltd.                                           139,300  1,594,166       0.0%
    Nichirei Corp.                                                  35,000    900,981       0.0%
    Nidec Corp.                                                     51,100  6,795,427       0.2%
    Nidec Corp. Sponsored ADR                                       52,108  1,733,633       0.0%
#   Nifco, Inc.                                                     13,800    900,880       0.0%
    Nihon Kohden Corp.                                              24,500    545,400       0.0%
    Nihon M&A Center, Inc.                                          19,800    947,916       0.0%
    Nikon Corp.                                                     97,300  1,847,820       0.1%
    Nintendo Co., Ltd.                                              22,000  8,535,154       0.2%
    Nippo Corp.                                                     25,000    522,015       0.0%
    Nippon Electric Glass Co., Ltd.                                 32,300  1,318,764       0.0%
    Nippon Express Co., Ltd.                                        38,600  2,449,265       0.1%
    Nippon Kayaku Co., Ltd.                                         58,000    920,844       0.0%
#   Nippon Paint Holdings Co., Ltd.                                 55,100  1,943,855       0.1%
    Nippon Paper Industries Co., Ltd.                               49,900    992,729       0.0%
    Nippon Shinyaku Co., Ltd.                                       10,400    737,029       0.0%
    Nippon Shokubai Co., Ltd.                                        8,400    633,619       0.0%
    Nippon Steel & Sumitomo Metal Corp.                            209,842  5,031,059       0.1%
    Nippon Telegraph & Telephone Corp.                             165,600  8,006,349       0.2%
*   Nippon Yusen K.K.                                               61,400  1,298,583       0.0%
    Nipro Corp.                                                     83,600  1,218,808       0.0%
    Nishi-Nippon Railroad Co., Ltd.                                  5,600    149,702       0.0%
    Nissan Chemical Industries, Ltd.                                33,200  1,238,341       0.0%
    Nissan Motor Co., Ltd.                                         841,700  8,185,848       0.2%
    Nisshin Seifun Group, Inc.                                      61,870  1,087,330       0.0%
#   Nissin Foods Holdings Co., Ltd.                                 13,100    824,868       0.0%
    Nitori Holdings Co., Ltd.                                       22,300  3,240,889       0.1%
    Nitto Denko Corp.                                               43,400  4,035,666       0.1%
    NOF Corp.                                                       24,000    693,607       0.0%
    NOK Corp.                                                       46,680  1,146,596       0.0%
    Nomura Holdings, Inc.                                          525,900  3,009,604       0.1%
#   Nomura Holdings, Inc. Sponsored ADR                            348,297  1,964,395       0.1%
    Nomura Real Estate Holdings, Inc.                               59,500  1,309,628       0.0%
    Nomura Research Institute, Ltd.                                 26,278  1,114,058       0.0%
    NS Solutions Corp.                                              16,200    393,812       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    NSK, Ltd.                                                    188,653 $2,716,313       0.1%
    NTN Corp.                                                    196,000    952,029       0.0%
    NTT Data Corp.                                               176,600  2,056,820       0.1%
    NTT DOCOMO, Inc.                                             338,128  8,189,035       0.2%
    NTT DOCOMO, Inc. Sponsored ADR                                47,694  1,159,441       0.0%
    NTT Urban Development Corp.                                   33,200    343,645       0.0%
    Obayashi Corp.                                               318,800  4,174,139       0.1%
    Obic Co., Ltd.                                                13,300    880,342       0.0%
    Odakyu Electric Railway Co., Ltd.                             67,700  1,324,364       0.0%
    Oji Holdings Corp.                                           605,000  3,545,907       0.1%
    Olympus Corp.                                                 84,200  3,133,475       0.1%
    Omron Corp.                                                   67,800  3,799,206       0.1%
    Ono Pharmaceutical Co., Ltd.                                  88,500  2,028,341       0.1%
    Oracle Corp.                                                  12,300  1,040,771       0.0%
#   Orient Corp.                                                 208,000    337,070       0.0%
    Oriental Land Co., Ltd.                                       57,900  4,631,032       0.1%
    ORIX Corp.                                                   440,100  7,566,904       0.2%
    Osaka Gas Co., Ltd.                                           86,200  1,669,612       0.0%
    OSG Corp.                                                     32,600    705,620       0.0%
    Otsuka Corp.                                                  13,800    940,725       0.0%
    Otsuka Holdings Co., Ltd.                                     79,700  3,329,436       0.1%
    PALTAC Corp.                                                   7,500    297,870       0.0%
    Panasonic Corp.                                              531,187  8,020,582       0.2%
#   Panasonic Corp. Sponsored ADR                                106,991  1,655,151       0.0%
#   Park24 Co., Ltd.                                              33,700    778,985       0.0%
#*  PeptiDream, Inc.                                              13,000    412,538       0.0%
    Persol Holdings Co., Ltd.                                     53,400  1,324,088       0.0%
    Pigeon Corp.                                                  34,600  1,227,881       0.0%
#   Pilot Corp.                                                    9,800    495,486       0.0%
    Pola Orbis Holdings, Inc.                                     23,800    758,613       0.0%
    Rakuten, Inc.                                                245,513  2,627,187       0.1%
    Recruit Holdings Co., Ltd.                                   318,200  7,801,514       0.2%
    Relo Group, Inc.                                              32,000    792,241       0.0%
*   Renesas Electronics Corp.                                    144,200  1,864,374       0.1%
    Resona Holdings, Inc.                                        545,000  2,945,904       0.1%
    Resorttrust, Inc.                                             23,500    462,705       0.0%
    Ricoh Co., Ltd.                                              281,800  2,615,056       0.1%
    Rinnai Corp.                                                   8,600    736,868       0.0%
    Rohm Co., Ltd.                                                27,662  2,574,979       0.1%
    Rohto Pharmaceutical Co., Ltd.                                29,900    690,171       0.0%
    Ryohin Keikaku Co., Ltd.                                       7,700  2,271,476       0.1%
    Sankyo Co., Ltd.                                              16,200    522,897       0.0%
    Sankyu, Inc.                                                  28,000  1,157,610       0.0%
    Santen Pharmaceutical Co., Ltd.                               74,800  1,188,590       0.0%
    Sanwa Holdings Corp.                                          96,500  1,210,138       0.0%
    Sapporo Holdings, Ltd.                                        40,500  1,283,388       0.0%
#   Sawai Pharmaceutical Co., Ltd.                                14,300    811,100       0.0%
    SBI Holdings, Inc.                                            97,350  1,536,347       0.0%
    SCREEN Holdings Co., Ltd.                                     20,200  1,583,247       0.0%
    SCSK Corp.                                                    12,200    526,110       0.0%
    Secom Co., Ltd.                                               55,200  4,203,043       0.1%
    Sega Sammy Holdings, Inc.                                     95,948  1,350,692       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Seibu Holdings, Inc.                                         102,800 $ 1,837,833       0.1%
    Seiko Epson Corp.                                             98,500   2,350,532       0.1%
    Seino Holdings Co., Ltd.                                      59,200     863,693       0.0%
    Sekisui Chemical Co., Ltd.                                   139,600   2,817,730       0.1%
    Sekisui House, Ltd.                                          132,360   2,474,928       0.1%
    Seria Co., Ltd.                                               11,000     625,942       0.0%
    Seven & I Holdings Co., Ltd.                                 214,376   8,640,307       0.2%
#   Seven Bank, Ltd.                                             248,700     919,766       0.0%
#*  Sharp Corp.                                                   43,099   1,371,068       0.0%
#   Shikoku Electric Power Co., Inc.                              53,000     693,509       0.0%
    Shimadzu Corp.                                                50,200   1,043,764       0.0%
    Shimamura Co., Ltd.                                            7,100     790,998       0.0%
    Shimano, Inc.                                                 16,500   2,257,881       0.1%
    Shimizu Corp.                                                274,300   3,228,621       0.1%
    Shin-Etsu Chemical Co., Ltd.                                  83,900   8,848,194       0.2%
    Shinsei Bank, Ltd.                                            64,400   1,086,799       0.0%
    Shionogi & Co., Ltd.                                          79,000   4,253,128       0.1%
    Shiseido Co., Ltd.                                           102,800   4,240,247       0.1%
    Shizuoka Bank, Ltd. (The)                                    206,000   2,004,712       0.1%
    Showa Denko K.K.                                              53,700   1,799,321       0.1%
    Showa Shell Sekiyu K.K.                                       77,900     919,005       0.0%
#   Skylark Co., Ltd.                                             40,600     607,259       0.0%
    SMC Corp.                                                     12,400   4,743,746       0.1%
    SoftBank Group Corp.                                         238,088  21,099,864       0.5%
    Sohgo Security Services Co., Ltd.                             23,800   1,146,634       0.0%
    Sojitz Corp.                                                 478,000   1,442,612       0.0%
    Sompo Holdings, Inc.                                          98,650   3,965,257       0.1%
    Sony Corp.                                                   315,600  13,203,025       0.3%
    Sony Corp. Sponsored ADR                                      25,884   1,123,624       0.0%
    Sony Financial Holdings, Inc.                                 48,800     810,738       0.0%
    Sotetsu Holdings, Inc.                                        25,944     669,360       0.0%
    Square Enix Holdings Co., Ltd.                                25,100   1,012,170       0.0%
    Stanley Electric Co., Ltd.                                    49,600   1,830,955       0.1%
    Start Today Co., Ltd.                                         59,700   1,635,160       0.0%
    Subaru Corp.                                                 176,786   6,107,795       0.1%
    Sugi Holdings Co., Ltd.                                       11,400     578,572       0.0%
    Sumco Corp.                                                   72,400   1,594,723       0.0%
    Sumitomo Chemical Co., Ltd.                                  880,148   6,185,546       0.1%
    Sumitomo Corp.                                               288,200   4,168,554       0.1%
#   Sumitomo Dainippon Pharma Co., Ltd.                           51,500     735,022       0.0%
    Sumitomo Electric Industries, Ltd.                           206,500   3,515,731       0.1%
    Sumitomo Forestry Co., Ltd.                                   75,500   1,271,426       0.0%
    Sumitomo Heavy Industries, Ltd.                               41,000   1,722,594       0.0%
    Sumitomo Metal Mining Co., Ltd.                              101,000   3,984,610       0.1%
    Sumitomo Mitsui Financial Group, Inc.                        321,840  12,893,785       0.3%
    Sumitomo Mitsui Trust Holdings, Inc.                          81,640   3,222,328       0.1%
    Sumitomo Realty & Development Co., Ltd.                      102,000   3,416,204       0.1%
    Sumitomo Rubber Industries, Ltd.                              98,800   1,875,985       0.1%
    Sundrug Co., Ltd.                                             22,200     966,111       0.0%
    Suntory Beverage & Food, Ltd.                                 39,400   1,812,887       0.1%
    Suruga Bank, Ltd.                                             57,900   1,318,302       0.0%
    Suzuken Co., Ltd.                                             27,008     973,581       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Suzuki Motor Corp.                                           100,700 $ 5,515,668       0.1%
    Sysmex Corp.                                                  46,900   3,209,823       0.1%
    T&D Holdings, Inc.                                           211,200   3,294,858       0.1%
    Taiheiyo Cement Corp.                                         68,700   2,745,867       0.1%
    Taisei Corp.                                                  59,900   3,318,879       0.1%
    Taisho Pharmaceutical Holdings Co., Ltd.                       8,300     632,097       0.0%
    Taiyo Nippon Sanso Corp.                                      67,200     806,880       0.0%
    Takara Holdings, Inc.                                         19,800     193,684       0.0%
    Takashimaya Co., Ltd.                                        117,000   1,076,506       0.0%
    Takeda Pharmaceutical Co., Ltd.                              189,600  10,690,574       0.2%
    TDK Corp.                                                     44,534   3,421,961       0.1%
    TDK Corp. Sponsored ADR                                        1,900     146,167       0.0%
    Teijin, Ltd.                                                 120,300   2,546,179       0.1%
    Terumo Corp.                                                  84,500   3,521,138       0.1%
    THK Co., Ltd.                                                 28,100   1,024,981       0.0%
    TIS, Inc.                                                     45,000   1,400,387       0.0%
    Tobu Railway Co., Ltd.                                        44,800   1,314,291       0.0%
    Toda Corp.                                                    64,000     521,420       0.0%
    Toho Co., Ltd.                                                40,800   1,351,757       0.0%
    Toho Gas Co., Ltd.                                            24,600     687,782       0.0%
    Tohoku Electric Power Co., Inc.                              106,900   1,402,402       0.0%
    Tokio Marine Holdings, Inc.                                  160,581   6,922,200       0.2%
    Tokio Marine Holdings, Inc. ADR                                4,182     180,731       0.0%
    Tokyo Broadcasting System Holdings, Inc.                      11,000     223,986       0.0%
    Tokyo Century Corp.                                           22,000     959,628       0.0%
*   Tokyo Electric Power Co. Holdings, Inc.                      341,100   1,400,086       0.0%
    Tokyo Electron, Ltd.                                          45,300   7,976,409       0.2%
    Tokyo Gas Co., Ltd.                                           94,000   2,344,890       0.1%
    Tokyo Tatemono Co., Ltd.                                      82,019   1,150,590       0.0%
    Tokyu Corp.                                                  122,618   1,854,842       0.1%
    Tokyu Fudosan Holdings Corp.                                 356,000   2,333,973       0.1%
    Toppan Printing Co., Ltd.                                    202,000   2,055,091       0.1%
    Toray Industries, Inc.                                       411,593   4,165,997       0.1%
#*  Toshiba Corp.                                                717,000   2,072,898       0.1%
    Tosoh Corp.                                                  116,400   2,511,997       0.1%
    TOTO, Ltd.                                                    38,800   1,900,193       0.1%
    Toyo Seikan Group Holdings, Ltd.                              60,100   1,063,045       0.0%
    Toyo Suisan Kaisha, Ltd.                                      25,300     973,292       0.0%
    Toyo Tire & Rubber Co., Ltd.                                  50,000   1,131,327       0.0%
    Toyoda Gosei Co., Ltd.                                        36,400     890,052       0.0%
    Toyota Boshoku Corp.                                          34,500     694,751       0.0%
    Toyota Industries Corp.                                       38,700   2,382,042       0.1%
    Toyota Motor Corp.                                           422,423  26,201,231       0.6%
    Toyota Motor Corp. Sponsored ADR                              90,932  11,275,568       0.3%
    Toyota Tsusho Corp.                                           62,260   2,264,429       0.1%
    Trend Micro, Inc.                                             37,700   2,021,611       0.1%
    Trend Micro, Inc. Sponsored ADR                                  777      41,616       0.0%
    TS Tech Co., Ltd.                                             27,200     974,137       0.0%
    Tsumura & Co.                                                 13,200     490,597       0.0%
    Tsuruha Holdings, Inc.                                        10,500   1,301,817       0.0%
    Ube Industries, Ltd.                                          60,055   1,844,893       0.1%
    Ulvac, Inc.                                                   12,400     878,466       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
JAPAN -- (Continued)
    Unicharm Corp.                                                 119,600 $    2,721,586       0.1%
#   Universal Entertainment Corp.                                    8,200        267,128       0.0%
    USS Co., Ltd.                                                   57,300      1,158,309       0.0%
    Welcia Holdings Co., Ltd.                                       14,200        538,921       0.0%
    West Japan Railway Co.                                          39,500      2,785,380       0.1%
#   Yahoo Japan Corp.                                              362,800      1,622,027       0.0%
    Yakult Honsha Co., Ltd.                                         18,200      1,504,740       0.0%
#   Yamada Denki Co., Ltd.                                         250,500      1,332,460       0.0%
    Yamaguchi Financial Group, Inc.                                 73,000        884,263       0.0%
    Yamaha Corp.                                                    34,200      1,343,777       0.0%
    Yamaha Motor Co., Ltd.                                         114,000      3,421,437       0.1%
    Yamato Holdings Co., Ltd.                                       97,200      1,987,329       0.1%
    Yamato Kogyo Co., Ltd.                                           3,200         85,597       0.0%
    Yamazaki Baking Co., Ltd.                                       65,700      1,182,596       0.0%
#   Yaskawa Electric Corp.                                          70,700      2,533,236       0.1%
    Yokogawa Electric Corp.                                         56,300      1,069,486       0.0%
    Yokohama Rubber Co., Ltd. (The)                                 67,200      1,510,794       0.0%
    Zenkoku Hosho Co., Ltd.                                         14,400        591,678       0.0%
    Zensho Holdings Co., Ltd.                                       26,600        493,028       0.0%
    Zeon Corp.                                                      92,100      1,226,194       0.0%
                                                                           --------------      ----
TOTAL JAPAN                                                                 1,078,000,228      22.8%
                                                                           --------------      ----
NETHERLANDS -- (3.0%)
    ABN AMRO Group NV                                              160,384      4,953,355       0.1%
    Aegon NV(5927375)                                              662,998      3,914,242       0.1%
    Aegon NV(007924103)                                             25,991        152,569       0.0%
    Akzo Nobel NV                                                  125,036     11,288,355       0.2%
#*  Altice NV Class A                                              146,882      2,769,987       0.1%
*   Altice NV Class B                                               27,337        515,416       0.0%
*   ArcelorMittal(03938L203)                                       113,485      3,245,660       0.1%
*   ArcelorMittal(BYPBS67)                                         221,377      6,339,253       0.1%
    ASML Holding NV(B929F46)                                        40,115      7,237,873       0.2%
    ASML Holding NV(B908F01)                                        39,815      7,196,561       0.2%
    Coca-Cola European Partners P.L.C.                              57,975      2,378,068       0.1%
    Gemalto NV(B011JK4)                                              2,377         94,085       0.0%
    Gemalto NV(B9MS8P5)                                             23,550        932,000       0.0%
    GrandVision NV                                                  19,740        492,670       0.0%
    Heineken NV                                                     67,635      6,589,866       0.1%
    ING Groep NV                                                   659,870     12,194,044       0.3%
#   ING Groep NV Sponsored ADR                                     280,356      5,192,193       0.1%
    Koninklijke Ahold Delhaize NV                                  356,673      6,710,890       0.1%
    Koninklijke Ahold Delhaize NV Sponsored ADR                     29,462        554,147       0.0%
    Koninklijke DSM NV                                              50,742      4,329,189       0.1%
    Koninklijke KPN NV                                           1,220,024      4,197,945       0.1%
    Koninklijke Philips NV(5986622)                                119,225      4,858,764       0.1%
    Koninklijke Philips NV(500472303)                              101,120      4,124,685       0.1%
    Koninklijke Vopak NV                                            18,017        779,832       0.0%
    NN Group NV                                                    121,668      5,095,154       0.1%
    Randstad Holding NV                                             60,103      3,697,664       0.1%
    RELX NV                                                        214,287      4,837,912       0.1%
    RELX NV Sponsored ADR                                           69,010      1,559,627       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
NETHERLANDS -- (Continued)
#   Unilever NV(904784709)                                       205,109 $ 11,888,118       0.2%
#   Unilever NV(B12T3J1)                                         268,265   15,583,487       0.3%
    Wolters Kluwer NV                                            105,633    5,177,343       0.1%
                                                                         ------------       ---
TOTAL NETHERLANDS                                                         148,880,954       3.1%
                                                                         ------------       ---
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.                                            223,504    1,326,946       0.0%
    Air New Zealand, Ltd.                                        427,076      964,825       0.0%
    Auckland International Airport, Ltd.                         248,582    1,059,497       0.0%
    Contact Energy, Ltd.                                         282,731    1,112,751       0.0%
    EBOS Group, Ltd.                                              15,269      183,915       0.0%
    Fisher & Paykel Healthcare Corp., Ltd.                       154,697    1,403,128       0.1%
    Fletcher Building, Ltd.                                      263,700    1,330,162       0.1%
    Fonterra Co-operative Group, Ltd.                             22,004       95,902       0.0%
    Mercury NZ, Ltd.                                             182,060      409,857       0.0%
    Meridian Energy, Ltd.                                        335,931      655,370       0.0%
    Ryman Healthcare, Ltd.                                       115,533      735,501       0.0%
    SKYCITY Entertainment Group, Ltd.                             55,107      146,702       0.0%
    Spark New Zealand, Ltd.                                      706,044    1,778,889       0.1%
#   Vector, Ltd.                                                  65,942      152,030       0.0%
*   Xero, Ltd.                                                    11,306      266,285       0.0%
    Z Energy, Ltd.                                               160,944      811,757       0.0%
                                                                         ------------       ---
TOTAL NEW ZEALAND                                                          12,433,517       0.3%
                                                                         ------------       ---
NORWAY -- (0.7%)
    Aker ASA Class A                                              10,364      469,565       0.0%
    Aker BP ASA                                                   43,699    1,006,683       0.0%
    Austevoll Seafood ASA                                         48,688      487,335       0.0%
    Bakkafrost P/F                                                13,304      594,476       0.0%
    DNB ASA                                                      236,728    4,568,704       0.1%
    Entra ASA                                                     19,135      263,355       0.0%
    Gjensidige Forsikring ASA                                     40,626      764,530       0.0%
#   Golar LNG, Ltd.                                                6,906      145,924       0.0%
    Kongsberg Gruppen ASA                                         15,825      288,858       0.0%
    Leroy Seafood Group ASA                                      122,750      737,170       0.0%
#   Marine Harvest ASA                                           137,365    2,682,657       0.1%
    Norsk Hydro ASA                                              293,707    2,272,807       0.1%
*   Norwegian Finans Holding ASA                                  32,217      402,537       0.0%
#   Orkla ASA                                                    186,677    1,828,536       0.1%
    Salmar ASA                                                    14,794      441,083       0.0%
    Schibsted ASA Class A                                         18,198      469,186       0.0%
    Schibsted ASA Class B                                         17,847      418,818       0.0%
    SpareBank 1 SR-Bank ASA                                       69,694      771,954       0.0%
#   Statoil ASA                                                  295,911    6,012,175       0.1%
    Statoil ASA Sponsored ADR                                     38,744      786,891       0.0%
    Storebrand ASA                                               177,582    1,520,987       0.0%
#   Subsea 7 SA                                                  126,197    2,127,346       0.1%
#   Telenor ASA                                                  211,541    4,491,807       0.1%
    TGS NOPEC Geophysical Co. ASA                                 38,335      881,330       0.0%
    Tomra Systems ASA                                             17,508      244,418       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
NORWAY -- (Continued)
    Yara International ASA                                          42,687 $ 2,027,320       0.1%
                                                                           -----------       ---
TOTAL NORWAY                                                                36,706,452       0.8%
                                                                           -----------       ---
PORTUGAL -- (0.1%)
    EDP - Energias de Portugal SA                                  565,257   2,015,829       0.0%
    EDP Renovaveis SA                                               77,303     639,187       0.0%
    Galp Energia SGPS SA                                           175,566   3,264,133       0.1%
    Jeronimo Martins SGPS SA                                        79,070   1,436,635       0.0%
                                                                           -----------       ---
TOTAL PORTUGAL                                                               7,355,784       0.1%
                                                                           -----------       ---
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.                                               632,750   1,703,991       0.1%
    City Developments, Ltd.                                        117,100   1,112,084       0.0%
    ComfortDelGro Corp., Ltd.                                      558,300     827,656       0.0%
    Dairy Farm International Holdings, Ltd.                         95,900     784,337       0.0%
    DBS Group Holdings, Ltd.                                       369,589   6,171,602       0.1%
    Frasers Centrepoint, Ltd.                                       24,800      37,836       0.0%
    Genting Singapore P.L.C.                                     1,644,400   1,471,857       0.1%
    Global Logistic Properties, Ltd.                               538,300   1,311,230       0.0%
    Golden Agri-Resources, Ltd.                                  2,674,500     775,156       0.0%
    Great Eastern Holdings, Ltd.                                    13,000     250,197       0.0%
    Hongkong Land Holdings, Ltd.                                   280,800   2,036,608       0.1%
    Hutchison Port Holdings Trust                                1,640,600     705,466       0.0%
    Jardine Cycle & Carriage, Ltd.                                  27,610     798,384       0.0%
    Keppel Corp., Ltd.                                             401,400   2,209,412       0.1%
    Olam International, Ltd.                                       122,400     211,071       0.0%
    Oversea-Chinese Banking Corp., Ltd.                            683,556   5,969,917       0.1%
    SATS, Ltd.                                                     217,736     751,054       0.0%
    SembCorp Industries, Ltd.                                      778,220   1,884,809       0.1%
    Singapore Airlines, Ltd.                                       422,500   3,184,109       0.1%
    Singapore Exchange, Ltd.                                       242,400   1,364,149       0.0%
#   Singapore Press Holdings, Ltd.                                 314,100     622,010       0.0%
    Singapore Technologies Engineering, Ltd.                       472,400   1,206,021       0.0%
    Singapore Telecommunications, Ltd.(B02PY22)                  1,955,450   5,381,329       0.1%
    Singapore Telecommunications, Ltd.(B02PY00)                    407,200   1,126,507       0.0%
#   StarHub, Ltd.                                                  134,400     259,396       0.0%
    United Industrial Corp., Ltd.                                   92,395     223,200       0.0%
    United Overseas Bank, Ltd.                                     379,865   6,862,523       0.2%
    UOL Group, Ltd.                                                190,887   1,265,898       0.0%
    Venture Corp., Ltd.                                             60,800     869,117       0.0%
    Wilmar International, Ltd.                                     497,400   1,237,755       0.0%
                                                                           -----------       ---
TOTAL SINGAPORE                                                             52,614,681       1.1%
                                                                           -----------       ---
SPAIN -- (3.0%)
    Abertis Infraestructuras SA                                    208,465   4,508,858       0.1%
    ACS Actividades de Construccion y Servicios SA                  94,763   3,735,469       0.1%
    Aena SME SA                                                     21,654   3,972,936       0.1%
    Amadeus IT Group SA                                            141,600   9,607,402       0.2%
    Banco Bilbao Vizcaya Argentaria SA                           1,155,458  10,103,869       0.2%
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR               585,744   5,119,403       0.1%
    Banco de Sabadell SA                                         2,613,682   5,233,146       0.1%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SPAIN -- (Continued)
    Banco Santander SA                                           3,427,026 $ 23,232,871       0.5%
    Banco Santander SA Sponsored ADR                               451,417    3,042,553       0.1%
#   Bankia SA                                                      376,926    1,798,782       0.0%
    Bankinter SA                                                   175,610    1,657,185       0.0%
#   CaixaBank SA                                                 1,393,812    6,520,797       0.1%
    Enagas SA                                                       51,670    1,488,289       0.0%
    Endesa SA                                                      110,357    2,525,878       0.1%
    Ferrovial SA                                                   163,475    3,550,129       0.1%
    Gas Natural SDG SA                                             123,252    2,637,286       0.1%
    Grifols SA                                                      84,637    2,648,707       0.1%
    Iberdrola SA                                                 1,608,047   12,994,637       0.3%
#   Industria de Diseno Textil SA                                  290,662   10,864,373       0.2%
    Mapfre SA                                                      565,963    1,850,981       0.0%
    Red Electrica Corp. SA                                         115,795    2,563,991       0.1%
    Repsol SA                                                      513,347    9,619,803       0.2%
    Repsol SA Sponsored ADR                                         99,830    1,876,610       0.0%
    Siemens Gamesa Renewable Energy SA                              95,952    1,391,284       0.0%
    Telefonica SA                                                  971,134   10,182,789       0.2%
    Telefonica SA Sponsored ADR                                    387,745    4,036,426       0.1%
                                                                           ------------       ---
TOTAL SPAIN                                                                 146,764,454       3.1%
                                                                           ------------       ---
SWEDEN -- (2.7%)
    AAK AB                                                          11,551      933,523       0.0%
    Alfa Laval AB                                                   82,613    2,092,165       0.1%
    Assa Abloy AB Class B                                          216,888    4,572,616       0.1%
#   Atlas Copco AB Class A                                         197,981    8,681,753       0.2%
#   Atlas Copco AB Class B                                         111,267    4,417,099       0.1%
    Axfood AB                                                       28,395      513,435       0.0%
    BillerudKorsnas AB                                              87,569    1,507,151       0.0%
    Boliden AB                                                     134,597    4,709,786       0.1%
    Castellum AB                                                    83,097    1,333,395       0.0%
    Electrolux AB Series B                                          76,442    2,701,963       0.1%
    Elekta AB Class B                                               69,167      665,118       0.0%
*   Essity AB Class A                                                8,605      256,550       0.0%
*   Essity AB Class B                                              193,301    5,777,658       0.1%
    Fabege AB                                                       44,748      944,866       0.0%
*   Fastighets AB Balder Class B                                    24,067      626,491       0.0%
    Getinge AB Class B                                              82,227    1,618,523       0.1%
#   Hennes & Mauritz AB Class B                                    271,797    6,820,771       0.2%
    Hexagon AB Class B                                              63,819    3,272,325       0.1%
    Hexpol AB                                                       72,889      737,224       0.0%
    Holmen AB Class B                                               21,809    1,071,894       0.0%
    Hufvudstaden AB Class A                                         37,593      618,601       0.0%
    Husqvarna AB Class A                                            12,600      122,781       0.0%
    Husqvarna AB Class B                                           149,033    1,455,934       0.0%
#   ICA Gruppen AB                                                  27,546    1,015,876       0.0%
    Indutrade AB                                                    18,096      501,808       0.0%
#   Intrum Justitia AB                                              36,665    1,284,864       0.0%
    Lifco AB Class B                                                 2,162       77,492       0.0%
    Loomis AB Class B                                                3,909      156,837       0.0%
*   Lundin Petroleum AB                                             40,487      952,464       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
SWEDEN -- (Continued)
    Millicom International Cellular SA                            33,068 $  2,114,695       0.1%
    Nibe Industrier AB Class B                                    84,615      846,129       0.0%
    Nordea Bank AB                                               736,102    8,895,576       0.2%
    Pandox AB                                                     15,396      280,619       0.0%
    Peab AB                                                      105,307    1,021,903       0.0%
    Saab AB Class B                                               17,649      901,657       0.0%
    Sandvik AB                                                   324,131    5,916,520       0.1%
    Securitas AB Class B                                         106,966    1,876,818       0.1%
    Skandinaviska Enskilda Banken AB Class A                     370,001    4,559,747       0.1%
    Skanska AB Class B                                            95,681    2,098,148       0.1%
    SKF AB Class A                                                 5,065      117,801       0.0%
    SKF AB Class B                                               194,743    4,525,600       0.1%
*   SSAB AB Class A                                               81,249      398,888       0.0%
*   SSAB AB Class B                                              226,900      914,661       0.0%
    Svenska Cellulosa AB SCA Class A                               8,605       83,731       0.0%
    Svenska Cellulosa AB SCA Class B                             198,244    1,861,504       0.1%
    Svenska Handelsbanken AB Class A                             371,682    5,327,069       0.1%
    Svenska Handelsbanken AB Class B                               3,612       52,227       0.0%
    Sweco AB Class B                                              14,412      308,187       0.0%
    Swedbank AB Class A                                          209,086    5,189,044       0.1%
    Swedish Match AB                                              42,500    1,601,016       0.0%
*   Swedish Orphan Biovitrum AB                                   30,247      448,203       0.0%
    Tele2 AB Class B                                             114,767    1,459,806       0.0%
    Telefonaktiebolaget LM Ericsson Class A                       14,581       92,036       0.0%
    Telefonaktiebolaget LM Ericsson Class B                      821,506    5,169,802       0.1%
    Telia Co. AB                                                 753,759    3,488,745       0.1%
    Trelleborg AB Class B                                         86,017    2,130,096       0.1%
    Volvo AB Class A                                              57,350    1,135,862       0.0%
    Volvo AB Class B                                             417,817    8,275,384       0.2%
#   Wallenstam AB Class B                                         42,809      399,812       0.0%
                                                                         ------------       ---
TOTAL SWEDEN                                                              130,932,249       2.8%
                                                                         ------------       ---
SWITZERLAND -- (6.6%)
    ABB, Ltd.                                                    374,601    9,782,716       0.2%
#   ABB, Ltd. Sponsored ADR                                      141,955    3,709,284       0.1%
    Adecco Group AG                                               80,645    6,398,158       0.1%
#   ams AG                                                         9,303      848,775       0.0%
    Baloise Holding AG                                            19,268    3,037,740       0.1%
    Banque Cantonale Vaudoise                                        985      708,258       0.0%
    Barry Callebaut AG                                               756    1,181,262       0.0%
    Chocoladefabriken Lindt & Spruengli AG                            25    1,735,542       0.0%
    Cie Financiere Richemont SA                                  107,377    9,898,686       0.2%
    Clariant AG                                                  120,793    3,039,140       0.1%
    Credit Suisse Group AG                                       522,521    8,234,315       0.2%
    Credit Suisse Group AG Sponsored ADR                          62,787      987,016       0.0%
*   Dufry AG                                                      17,788    2,647,714       0.1%
    EMS-Chemie Holding AG                                          2,455    1,609,428       0.0%
    Flughafen Zurich AG                                            8,171    1,776,994       0.0%
    Geberit AG                                                    11,765    5,326,644       0.1%
    Givaudan SA                                                    2,966    6,623,933       0.1%
    Julius Baer Group, Ltd.                                       86,738    5,130,340       0.1%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SWITZERLAND -- (Continued)
    Kuehne + Nagel International AG                                 16,787 $  2,932,954       0.1%
    LafargeHolcim, Ltd.                                             83,563    4,718,375       0.1%
    LafargeHolcim, Ltd.                                             29,333    1,653,111       0.0%
    Logitech International SA(B18ZRK2)                              35,440    1,267,311       0.0%
    Logitech International SA(H50430232)                             3,733      133,753       0.0%
    Lonza Group AG                                                  20,601    5,472,885       0.1%
    Nestle SA                                                      819,632   68,962,607       1.5%
    Novartis AG                                                    429,247   35,403,963       0.8%
    Novartis AG Sponsored ADR                                       87,508    7,226,411       0.2%
    Partners Group Holding AG                                        5,444    3,661,569       0.1%
    Roche Holding AG(7108918)                                        7,623    1,771,446       0.0%
    Roche Holding AG(7110388)                                      202,368   46,773,514       1.0%
    Schindler Holding AG                                             5,836    1,288,898       0.0%
    SGS SA                                                           1,689    4,171,057       0.1%
    Sika AG                                                            598    4,426,079       0.1%
    Sonova Holding AG                                               18,391    3,320,164       0.1%
    Straumann Holding AG                                             2,808    1,960,546       0.0%
    Swatch Group AG (The)(7184725)                                  12,260    4,805,230       0.1%
    Swatch Group AG (The)(7184736)                                  22,109    1,666,501       0.0%
    Swiss Life Holding AG                                           12,752    4,432,203       0.1%
    Swiss Prime Site AG                                             24,345    2,078,811       0.0%
    Swiss Re AG                                                     75,047    7,062,695       0.2%
    Swisscom AG                                                      8,039    4,061,500       0.1%
    Temenos Group AG                                                17,947    2,072,367       0.0%
    UBS Group AG(BRJL176)                                          537,269    9,140,613       0.2%
#*  UBS Group AG(H42097107)                                        344,819    5,865,371       0.1%
    Vifor Pharma AG                                                 17,960    2,310,031       0.1%
    Zurich Insurance Group AG                                       41,132   12,552,050       0.3%
                                                                           ------------       ---
TOTAL SWITZERLAND                                                           323,867,960       6.8%
                                                                           ------------       ---
UNITED KINGDOM -- (15.1%)
    3i Group P.L.C.                                                476,431    6,080,281       0.1%
    Admiral Group P.L.C.                                            59,739    1,526,080       0.0%
#   Anglo American P.L.C.                                          777,930   14,674,102       0.3%
    Antofagasta P.L.C.                                             131,320    1,664,299       0.0%
    Ashtead Group P.L.C.                                           198,740    5,119,446       0.1%
    Associated British Foods P.L.C.                                 77,057    3,410,480       0.1%
    AstraZeneca P.L.C.                                             141,555    9,577,748       0.2%
#   AstraZeneca P.L.C. Sponsored ADR                               444,297   15,328,247       0.3%
    Auto Trader Group P.L.C.                                       127,669      580,551       0.0%
    Aviva P.L.C.                                                 1,126,908    7,559,779       0.2%
    B&M European Value Retail SA                                   100,920      532,513       0.0%
    Babcock International Group P.L.C.                             202,339    2,181,744       0.0%
    BAE Systems P.L.C.                                           1,017,754    8,017,190       0.2%
    Barclays P.L.C.                                                928,091    2,290,260       0.1%
    Barclays P.L.C. Sponsored ADR                                  779,255    7,667,869       0.2%
    Barratt Developments P.L.C.                                    280,938    2,442,705       0.1%
    Bellway P.L.C.                                                  29,035    1,407,786       0.0%
    Berkeley Group Holdings P.L.C.                                  59,200    2,941,681       0.1%
    BHP Billiton P.L.C.                                            224,418    4,063,230       0.1%
    BHP Billiton P.L.C. ADR                                        188,914    6,861,356       0.1%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    BP P.L.C.                                                      243,024 $ 1,648,349       0.0%
    BP P.L.C. Sponsored ADR                                        746,083  30,343,175       0.6%
    British American Tobacco P.L.C.                                320,392  20,700,471       0.4%
    British American Tobacco P.L.C. Sponsored ADR                  175,004  11,270,258       0.2%
    BT Group P.L.C.                                              2,107,623   7,261,880       0.2%
#   BT Group P.L.C. Sponsored ADR                                   69,804   1,222,268       0.0%
    Bunzl P.L.C.                                                   108,521   3,380,484       0.1%
    Burberry Group P.L.C.                                          148,588   3,752,950       0.1%
    Capita P.L.C.                                                  163,757   1,140,407       0.0%
    Carnival P.L.C.                                                 22,654   1,493,539       0.0%
#   Carnival P.L.C. ADR                                             20,013   1,335,668       0.0%
    Centrica P.L.C.                                              1,935,189   4,364,177       0.1%
    Coca-Cola HBC AG                                                61,278   2,071,022       0.0%
    Compass Group P.L.C.                                           483,762  10,620,675       0.2%
    Croda International P.L.C.                                      41,699   2,317,403       0.1%
    DCC P.L.C.                                                      32,637   3,095,075       0.1%
    Diageo P.L.C.                                                  169,923   5,802,669       0.1%
    Diageo P.L.C. Sponsored ADR                                    124,015  16,991,295       0.4%
    Direct Line Insurance Group P.L.C.                             536,714   2,648,969       0.1%
    Dixons Carphone P.L.C.                                         396,072     912,280       0.0%
    DS Smith P.L.C.                                                480,653   3,324,170       0.1%
    easyJet P.L.C.                                                  52,217     928,672       0.0%
    Evraz P.L.C.                                                   164,479     630,402       0.0%
    Experian P.L.C.                                                291,459   6,140,543       0.1%
    Ferguson P.L.C.(BFNWV48)                                        97,061   6,787,472       0.1%
    Ferguson P.L.C.(31502A105)                                      17,864     125,587       0.0%
    Fresnillo P.L.C.                                                83,623   1,446,198       0.0%
    G4S P.L.C.                                                     511,866   1,909,988       0.0%
    GKN P.L.C.                                                     829,848   3,497,688       0.1%
    GlaxoSmithKline P.L.C.                                         570,253  10,234,519       0.2%
#   GlaxoSmithKline P.L.C. Sponsored ADR                           423,459  15,426,611       0.3%
    Glencore P.L.C.                                              2,850,031  13,746,266       0.3%
    Halma P.L.C.                                                   173,079   2,715,762       0.1%
    Hargreaves Lansdown P.L.C.                                      82,971   1,742,908       0.0%
#   Hikma Pharmaceuticals P.L.C.                                    57,203     884,187       0.0%
    Hiscox, Ltd.                                                    41,914     794,808       0.0%
    HSBC Holdings P.L.C.                                         1,761,358  17,199,869       0.4%
    HSBC Holdings P.L.C. Sponsored ADR                             616,604  30,071,777       0.6%
    Imperial Brands P.L.C.                                         237,147   9,668,850       0.2%
    Imperial Brands P.L.C. Sponsored ADR                            38,600   1,595,724       0.0%
    Inchcape P.L.C.                                                 61,737     640,821       0.0%
    Informa P.L.C.                                                 218,977   2,026,890       0.0%
    Inmarsat P.L.C.                                                168,418   1,389,198       0.0%
    InterContinental Hotels Group P.L.C.                            41,900   2,321,316       0.1%
#   InterContinental Hotels Group P.L.C. ADR                         1,292      71,822       0.0%
    International Consolidated Airlines Group SA                   244,832   2,067,816       0.0%
    Intertek Group P.L.C.                                           51,911   3,739,722       0.1%
    Investec P.L.C.                                                219,294   1,500,544       0.0%
    ITV P.L.C.                                                   1,062,665   2,322,889       0.1%
    J Sainsbury P.L.C.                                             649,427   2,091,299       0.0%
    JD Sports Fashion P.L.C.                                        25,768     122,369       0.0%
    Johnson Matthey P.L.C.                                          73,708   3,309,152       0.1%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
UNITED KINGDOM -- (Continued)
*   Just Eat P.L.C.                                                 134,130 $ 1,389,592       0.0%
    Kingfisher P.L.C.                                               861,283   3,580,896       0.1%
    Legal & General Group P.L.C.                                  2,107,991   7,474,031       0.2%
*   Liberty Global P.L.C. Class A                                     6,400     197,429       0.0%
*   Liberty Global P.L.C. Series C                                   15,389     459,970       0.0%
#*  Liberty Global P.L.C. LiLAC Class A                                 798      17,343       0.0%
*   Liberty Global P.L.C. LiLAC Class C                               1,919      42,218       0.0%
    Lloyds Banking Group P.L.C.                                  13,664,990  12,386,364       0.3%
#   Lloyds Banking Group P.L.C. ADR                                 939,976   3,468,511       0.1%
    London Stock Exchange Group P.L.C.                              107,975   5,392,147       0.1%
    Marks & Spencer Group P.L.C.                                    875,683   4,002,210       0.1%
#   Mediclinic International P.L.C.                                 106,696     824,686       0.0%
    Meggitt P.L.C.                                                  408,846   2,814,506       0.1%
    Melrose Industries P.L.C.                                       544,083   1,589,186       0.0%
    Merlin Entertainments P.L.C.                                    300,118   1,509,683       0.0%
    Micro Focus International P.L.C.                                116,459   4,090,574       0.1%
    Mondi P.L.C.                                                    129,128   3,122,858       0.1%
    National Grid P.L.C.                                            326,444   3,929,555       0.1%
#   National Grid P.L.C. Sponsored ADR                               97,924   5,978,231       0.1%
    Next P.L.C.                                                      44,628   2,917,182       0.1%
    Old Mutual P.L.C.                                             1,759,015   4,462,142       0.1%
    Pearson P.L.C.                                                  121,772   1,137,063       0.0%
#   Pearson P.L.C. Sponsored ADR                                    148,327   1,376,475       0.0%
    Pennon Group P.L.C.                                              82,561     870,737       0.0%
    Persimmon P.L.C.                                                110,482   4,111,652       0.1%
#   Provident Financial P.L.C.                                       63,533     786,301       0.0%
    Prudential P.L.C.                                               285,358   7,004,216       0.2%
    Prudential P.L.C. ADR                                           137,532   6,743,194       0.1%
    Randgold Resources, Ltd.                                         23,818   2,340,542       0.1%
    Reckitt Benckiser Group P.L.C.                                  177,989  15,924,079       0.3%
    RELX P.L.C.                                                     193,002   4,441,149       0.1%
#   RELX P.L.C. Sponsored ADR                                       116,486   2,724,607       0.1%
    Rentokil Initial P.L.C.                                         568,580   2,535,496       0.1%
    Rightmove P.L.C.                                                 19,031   1,049,911       0.0%
    Rio Tinto P.L.C.                                                154,229   7,288,957       0.2%
#   Rio Tinto P.L.C. Sponsored ADR                                  174,125   8,345,811       0.2%
    Rolls-Royce Holdings P.L.C.(B63H849)                            656,171   8,479,682       0.2%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)                         30,183,865      40,089       0.0%
*   Royal Bank of Scotland Group P.L.C.                             444,195   1,668,648       0.0%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR               202,473   1,536,770       0.0%
    Royal Dutch Shell P.L.C. Class A(B03MLX2)                       484,235  15,243,613       0.3%
    Royal Dutch Shell P.L.C. Class A(B09CBL4)                           965      30,386       0.0%
    Royal Dutch Shell P.L.C. Class B                                 93,647   3,015,162       0.1%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A                 342,298  21,575,059       0.5%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B                 345,272  22,566,978       0.5%
    Royal Mail P.L.C.                                               299,002   1,485,787       0.0%
    RPC Group P.L.C.                                                 40,280     504,086       0.0%
    RSA Insurance Group P.L.C.                                      376,099   3,140,546       0.1%
    Sage Group P.L.C. (The)                                         303,630   3,005,513       0.1%
    Schroders P.L.C.(0240549)                                        43,179   2,003,369       0.0%
    Schroders P.L.C.(0239581)                                        15,939     533,017       0.0%
    Severn Trent P.L.C.                                              82,026   2,299,960       0.1%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
UNITED KINGDOM -- (Continued)
    Shire P.L.C.                                                   132,271 $    6,515,087       0.1%
    Shire P.L.C. ADR                                                15,456      2,281,769       0.1%
*   Sky P.L.C.                                                     344,104      4,309,646       0.1%
    Smith & Nephew P.L.C.                                          238,167      4,492,204       0.1%
    Smith & Nephew P.L.C. Sponsored ADR                             31,838      1,218,103       0.0%
    Smiths Group P.L.C.                                            161,945      3,379,125       0.1%
    Spirax-Sarco Engineering P.L.C.                                 22,463      1,685,538       0.0%
    SSE P.L.C.                                                     408,414      7,500,890       0.2%
    St James's Place P.L.C.                                        169,027      2,641,875       0.1%
*   Standard Chartered P.L.C.                                    1,282,953     12,778,043       0.3%
    Standard Life Aberdeen P.L.C.                                  754,142      4,303,306       0.1%
    Taylor Wimpey P.L.C.                                         1,146,272      3,037,710       0.1%
    Tesco P.L.C.                                                 2,867,423      6,909,305       0.1%
    Travis Perkins P.L.C.                                           48,478        978,622       0.0%
    TUI AG                                                         172,274      3,111,460       0.1%
    Unilever P.L.C.                                                 89,128      5,051,235       0.1%
    Unilever P.L.C. Sponsored ADR                                  272,913     15,460,521       0.3%
    United Utilities Group P.L.C.                                  168,346      1,862,513       0.0%
    United Utilities Group P.L.C. ADR                                5,177        114,883       0.0%
    Vodafone Group P.L.C.                                        6,677,955     19,101,210       0.4%
#   Vodafone Group P.L.C. Sponsored ADR                            234,329      6,790,865       0.1%
    Weir Group P.L.C. (The)                                         55,734      1,444,885       0.0%
    Whitbread P.L.C.                                                63,629      3,120,778       0.1%
    WM Morrison Supermarkets P.L.C.                                908,850      2,705,863       0.1%
    Worldpay Group P.L.C.                                          414,029      2,231,870       0.1%
    WPP P.L.C.                                                     399,027      7,054,484       0.2%
    WPP P.L.C. Sponsored ADR                                         3,117        275,200       0.0%
                                                                           --------------      ----
TOTAL UNITED KINGDOM                                                          740,591,359      15.7%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         4,611,500,081      97.6%
                                                                           --------------      ----
PREFERRED STOCKS -- (0.5%)

GERMANY -- (0.5%)
    Bayerische Motoren Werke AG                                     19,174      1,682,374       0.1%
    Fuchs Petrolub SE                                               17,399        979,780       0.0%
    Henkel AG & Co. KGaA                                            33,369      4,685,552       0.1%
    Porsche Automobil Holding SE                                    60,581      4,433,040       0.1%
    Sartorius AG                                                    10,346        966,069       0.0%
    Schaeffler AG                                                   34,992        557,914       0.0%
    Volkswagen AG                                                   66,701     12,213,163       0.3%
                                                                           --------------      ----
TOTAL GERMANY                                                                  25,517,892       0.6%
                                                                           --------------      ----
TOTAL PREFERRED STOCKS                                                         25,517,892       0.6%
                                                                           --------------      ----
RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
*   Banco Santander SA Rights 11/01/17                           3,427,026        163,671       0.0%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
SPAIN -- (Continued)
*    Ferrovial SA Rights 11/13/17                                    163,475 $       78,645        0.0%
                                                                             --------------      -----
TOTAL SPAIN                                                                         242,316        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                               242,316        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   4,637,260,289
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (5.6%)
(S)@ DFA Short Term Investment Fund                               23,652,724    273,685,666        5.8%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $4,068,972,435)                          $4,910,945,955      104.0%
                                                                             ==============      =====

At October 31, 2017, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFA Index Future        85     12/15/17  $ 8,309,516 $ 8,531,450   $  221,934
S&P 500 Emini Index(R)       301     12/15/17   37,929,596  38,719,135      789,539
                                               ----------- -----------   ----------
TOTAL FUTURES CONTRACTS                        $46,239,112 $47,250,585   $1,011,473
                                               =========== ===========   ==========

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia                   $  4,945,265 $  260,431,985   --    $  265,377,250
   Austria                               --     12,333,426   --        12,333,426
   Belgium                               --     55,612,138   --        55,612,138
   Canada                       401,644,007             --   --       401,644,007
   Denmark                        3,011,648     74,540,496   --        77,552,144
   Finland                        1,672,070     43,910,492   --        45,582,562
   France                        11,762,757    416,552,205   --       428,314,962
   Germany                       30,769,847    339,519,212   --       370,289,059
   Hong Kong                        862,958    132,194,405   --       133,057,363
   Ireland                        5,877,320     16,762,421   --        22,639,741
   Israel                         4,382,059     13,764,881   --        18,146,940
   Italy                          5,149,952     97,652,899   --       102,802,851
   Japan                         41,449,732  1,036,550,496   --     1,078,000,228
   Netherlands                   33,913,560    114,967,394   --       148,880,954
   New Zealand                           --     12,433,517   --        12,433,517
   Norway                           932,815     35,773,637   --        36,706,452
   Portugal                              --      7,355,784   --         7,355,784
   Singapore                             --     52,614,681   --        52,614,681
   Spain                         14,074,992    132,689,462   --       146,764,454
   Sweden                                --    130,932,249   --       130,932,249
   Switzerland                   17,921,835    305,946,125   --       323,867,960
   United Kingdom               239,485,594    501,105,765   --       740,591,359
Preferred Stocks
   Germany                               --     25,517,892   --        25,517,892
Rights/Warrants
   Spain                                 --        242,316   --           242,316
Securities Lending Collateral            --    273,685,666   --       273,685,666
Futures Contracts**               1,011,473             --   --         1,011,473
                               ------------ --------------   --    --------------
TOTAL                          $818,867,884 $4,093,089,544   --    $4,911,957,428
                               ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                      INTERNATIONAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
COMMON STOCKS -- (93.1%)
AUSTRALIA -- (5.5%)
*   3P Learning, Ltd.                                                35,638 $    34,418       0.0%
#*  A.C.N. 004 410 833, Ltd.                                     16,558,707     248,876       0.0%
*   Acrux, Ltd.                                                     183,394      23,136       0.0%
    Adacel Technologies, Ltd.                                        62,189     132,780       0.0%
    Adairs, Ltd.                                                     23,864      27,978       0.0%
#   Adelaide Brighton, Ltd.                                       1,286,194   6,123,150       0.0%
    AGL Energy, Ltd.                                                327,064   6,332,408       0.0%
#   Ainsworth Game Technology, Ltd.                                 354,189     618,192       0.0%
*   Alkane Resources, Ltd.                                          245,027      55,365       0.0%
    ALS, Ltd.                                                       783,344   4,703,073       0.0%
    Altium, Ltd.                                                    190,062   1,745,172       0.0%
    Alumina, Ltd.                                                 7,359,827  13,207,332       0.1%
#   AMA Group, Ltd.                                                 203,537     145,830       0.0%
#   Amaysim Australia, Ltd.                                         350,794     514,542       0.0%
    Amcor, Ltd.                                                     574,332   6,970,381       0.0%
    Amcor, Ltd. Sponsored ADR                                        29,714   1,447,815       0.0%
    AMP, Ltd.                                                     7,816,988  29,790,576       0.1%
    Ansell, Ltd.                                                    302,513   5,568,381       0.0%
#   AP Eagers, Ltd.                                                 104,957     603,639       0.0%
    APA Group                                                     1,026,927   6,739,382       0.0%
#   APN Outdoor Group, Ltd.                                         378,222   1,355,227       0.0%
    Appen, Ltd.                                                     132,147     546,556       0.0%
#   ARB Corp., Ltd.                                                 171,289   2,390,457       0.0%
#   Ardent Leisure Group                                          1,110,663   1,594,392       0.0%
    Aristocrat Leisure, Ltd.                                        615,636  11,129,627       0.1%
    Asaleo Care, Ltd.                                             1,621,610   1,839,100       0.0%
    ASX, Ltd.                                                        68,994   2,854,634       0.0%
#*  Atlas Iron, Ltd.                                              7,153,401      92,914       0.0%
    AUB Group, Ltd.                                                  76,272     773,714       0.0%
    Aurizon Holdings, Ltd.                                        4,100,044  16,271,855       0.1%
    Ausdrill, Ltd.                                                1,644,161   2,735,355       0.0%
    AusNet Services                                               2,284,030   3,097,240       0.0%
    Austal, Ltd.                                                  1,070,977   1,445,538       0.0%
#   Australia & New Zealand Banking Group, Ltd.                   2,396,023  54,985,245       0.2%
*   Australian Agricultural Co., Ltd.                             1,588,339   1,789,296       0.0%
    Australian Finance Group, Ltd.                                   83,562     104,607       0.0%
#   Australian Pharmaceutical Industries, Ltd.                    1,154,168   1,332,288       0.0%
    Australian Vintage, Ltd.                                        112,455      37,467       0.0%
    Auswide Bank, Ltd.                                               24,392     102,195       0.0%
#   Automotive Holdings Group, Ltd.                               1,095,423   2,717,875       0.0%
*   Avanco Resources, Ltd.                                          161,091      12,081       0.0%
    Aveo Group                                                      951,410   1,842,177       0.0%
    AVJennings, Ltd.                                                200,265     107,219       0.0%
*   AWE, Ltd.                                                     3,068,174   1,200,695       0.0%
#   Baby Bunting Group, Ltd.                                         90,079     110,912       0.0%
    Bank of Queensland, Ltd.                                      1,238,709  12,680,963       0.1%
    Bapcor, Ltd.                                                    203,972     850,412       0.0%
#   Beach Energy, Ltd.                                            9,525,512   7,125,981       0.0%
#*  Beadell Resources, Ltd.                                       1,360,993     186,168       0.0%
#   Bega Cheese, Ltd.                                               119,840     675,169       0.0%
#*  Bellamy's Australia, Ltd.                                       207,306   1,910,483       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                                   PERCENTAGE
                                                                  SHARES               VALUE++   OF NET ASSETS**
                                                                 ---------           ----------- ---------------
AUSTRALIA -- (Continued)
#   Bendigo & Adelaide Bank, Ltd.                                1,375,926           $12,001,109       0.1%
    BHP Billiton, Ltd.                                           4,074,214            83,883,160       0.3%
    BHP Billiton, Ltd. Sponsored ADR                               623,528            25,552,177       0.1%
#*  Billabong International, Ltd.                                  322,756               157,714       0.0%
#   Blackmores, Ltd.                                                35,948             4,396,585       0.0%
    Blue Sky Alternative Investments, Ltd.                          29,051               313,199       0.0%
    BlueScope Steel, Ltd.                                        3,246,436            31,961,213       0.1%
*   Boart Longyear, Ltd.                                           549,707                 4,638       0.0%
    Boral, Ltd.                                                  2,420,960            13,284,626       0.1%
    Brambles, Ltd.                                                 832,964             6,040,043       0.0%
    Breville Group, Ltd.                                           255,734             2,283,917       0.0%
    Brickworks, Ltd.                                               231,237             2,514,973       0.0%
    BT Investment Management, Ltd.                                 499,017             4,128,373       0.0%
    BWX, Ltd.                                                       76,660               425,794       0.0%
#   Cabcharge Australia, Ltd.                                      441,835               560,551       0.0%
    Caltex Australia, Ltd.                                         201,033             5,278,406       0.0%
#   Capilano Honey, Ltd.                                             6,902                88,837       0.0%
*   Capitol Health, Ltd.                                           458,222                96,537       0.0%
*   Cardno, Ltd.                                                   693,024               704,916       0.0%
*   Carnarvon Petroleum, Ltd.                                      856,412                65,622       0.0%
#   carsales.com, Ltd.                                             730,368             7,669,874       0.1%
#   Cash Converters International, Ltd.                          1,161,612               319,861       0.0%
    Cedar Woods Properties, Ltd.                                    47,460               208,228       0.0%
    Challenger, Ltd.                                               557,723             5,689,121       0.0%
    CIMIC Group, Ltd.                                              137,887             5,115,453       0.0%
#   Class, Ltd.                                                     21,742                47,943       0.0%
    Cleanaway Waste Management, Ltd.                             6,408,685             7,375,286       0.0%
*   Coal of Africa, Ltd.                                           400,214                13,804       0.0%
    Coca-Cola Amatil, Ltd.                                         671,919             4,194,901       0.0%
    Cochlear, Ltd.                                                  64,556             8,695,971       0.1%
    Codan, Ltd.                                                    357,857               657,256       0.0%
#   Collection House, Ltd.                                         340,919               365,312       0.0%
    Collins Foods, Ltd.                                            447,994             1,901,787       0.0%
#   Commonwealth Bank of Australia                                 785,325            46,715,236       0.2%
    Computershare, Ltd.                                            554,267             6,626,003       0.0%
#*  Cooper Energy, Ltd.                                          1,941,310               431,888       0.0%
#   Corporate Travel Management, Ltd.                              154,375             2,843,662       0.0%
    Costa Group Holdings, Ltd.                                     367,607             1,749,147       0.0%
#   Credit Corp. Group, Ltd.                                       105,454             1,623,021       0.0%
    Crown Resorts, Ltd.                                            485,320             4,315,532       0.0%
#*  CSG, Ltd.                                                      592,479               267,451       0.0%
    CSL, Ltd.                                                      245,077            26,091,156       0.1%
    CSR, Ltd.                                                    2,663,015             9,686,239       0.1%
    Data#3, Ltd.                                                   341,518               494,594       0.0%
    Decmil Group, Ltd.                                             504,108               490,825       0.0%
*   Devine, Ltd.                                                    58,355                16,970       0.0%
    Dicker Data, Ltd.                                               55,523               111,992       0.0%
#   Domino's Pizza Enterprises, Ltd.                               102,174             3,653,009       0.0%
    Donaco International, Ltd.                                     184,451                66,450       0.0%
#*  Doray Minerals, Ltd.                                           250,114                35,333       0.0%
    Downer EDI, Ltd.                                             2,121,048            11,381,315       0.1%
    DuluxGroup, Ltd.                                             1,250,398             7,061,811       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
    DWS, Ltd.                                                      122,706 $   136,303       0.0%
    Eclipx Group, Ltd.                                             352,997   1,095,925       0.0%
*   Elders, Ltd.                                                   257,249     998,029       0.0%
*   Ellex Medical Lasers, Ltd.                                      29,423      25,669       0.0%
*   Emeco Holdings, Ltd.                                         1,092,630     200,699       0.0%
#*  Energy Resources of Australia, Ltd.                            559,882     242,329       0.0%
#*  Energy World Corp., Ltd.                                     1,196,466     274,214       0.0%
    EQT Holdings, Ltd.                                              14,015     198,488       0.0%
    ERM Power, Ltd.                                                424,519     441,743       0.0%
    Estia Health, Ltd.                                             142,582     380,191       0.0%
    Euroz, Ltd.                                                     69,509      62,182       0.0%
    Event Hospitality and Entertainment, Ltd.                      427,107   4,369,703       0.0%
    Evolution Mining, Ltd.                                       6,532,842  11,735,593       0.1%
    Fairfax Media, Ltd.                                          8,380,730   7,059,920       0.0%
#*  FAR, Ltd.                                                    1,188,090      60,031       0.0%
    Finbar Group, Ltd.                                               2,330       1,676       0.0%
#   Fleetwood Corp., Ltd.                                          165,674     312,156       0.0%
#   FlexiGroup, Ltd.                                               745,268     838,226       0.0%
#   Flight Centre Travel Group, Ltd.                               192,237   6,891,958       0.0%
    Fortescue Metals Group, Ltd.                                 5,369,388  19,091,423       0.1%
#   G8 Education, Ltd.                                           1,934,492   6,757,788       0.0%
#*  Galaxy Resources, Ltd.                                         381,795   1,010,416       0.0%
#   Gateway Lifestyle                                              232,526     351,508       0.0%
#   GBST Holdings, Ltd.                                             69,313     102,121       0.0%
    Genworth Mortgage Insurance Australia, Ltd.                    252,077     548,628       0.0%
#*  Gold Road Resources, Ltd.                                      319,391     168,232       0.0%
    GrainCorp, Ltd. Class A                                        891,989   5,809,693       0.0%
    Grange Resources, Ltd.                                       1,363,062     172,266       0.0%
#   Greencross, Ltd.                                               279,586   1,138,283       0.0%
#   GUD Holdings, Ltd.                                             261,860   2,394,998       0.0%
    GWA Group, Ltd.                                                991,463   1,935,732       0.0%
#   Hansen Technologies, Ltd.                                      432,555   1,123,239       0.0%
#   Harvey Norman Holdings, Ltd.                                 2,626,890   7,609,234       0.1%
#   Healthscope, Ltd.                                            3,788,043   5,690,150       0.0%
    HFA Holdings, Ltd.                                             350,340     818,734       0.0%
*   Highfield Resources, Ltd.                                       43,825      35,196       0.0%
*   Hills, Ltd.                                                    701,275      91,175       0.0%
*   Horizon Oil, Ltd.                                            1,463,538      76,138       0.0%
#   HT&E, Ltd.                                                   1,463,465   1,949,200       0.0%
    Huon Aquaculture Group, Ltd.                                     3,767      14,210       0.0%
    IDP Education, Ltd.                                            127,443     547,060       0.0%
    Iluka Resources, Ltd.                                          508,394   3,663,452       0.0%
*   Imdex, Ltd.                                                    690,500     512,779       0.0%
#   IMF Bentham, Ltd.                                              562,109   1,003,562       0.0%
    Incitec Pivot, Ltd.                                          4,211,464  12,353,235       0.1%
#   Independence Group NL                                        1,973,126   6,062,766       0.0%
*   Infigen Energy                                               2,470,122   1,383,335       0.0%
    Infomedia, Ltd.                                              1,040,423     624,736       0.0%
    Insurance Australia Group, Ltd.                                855,924   4,304,072       0.0%
    Integral Diagnostics, Ltd.                                      16,778      21,643       0.0%
#   Integrated Research, Ltd.                                      116,736     343,092       0.0%
#   InvoCare, Ltd.                                                 268,902   3,496,110       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
#   IOOF Holdings, Ltd.                                            943,180 $ 7,779,693       0.1%
    IPH, Ltd.                                                       22,190      99,511       0.0%
    IRESS, Ltd.                                                    394,741   3,558,736       0.0%
#   iSelect, Ltd.                                                  452,503     553,369       0.0%
#   iSentia Group, Ltd.                                            445,752     338,153       0.0%
    IVE Group, Ltd.                                                107,264     167,618       0.0%
    James Hardie Industries P.L.C.                                 388,289   5,928,469       0.0%
    James Hardie Industries P.L.C. Sponsored ADR                    39,415     606,597       0.0%
#   Japara Healthcare, Ltd.                                        100,022     154,819       0.0%
#   JB Hi-Fi, Ltd.                                                 386,571   6,786,468       0.0%
#*  Karoon Gas Australia, Ltd.                                     580,775     534,527       0.0%
#*  Kingsgate Consolidated, Ltd.                                 1,181,152     365,405       0.0%
*   Kingsrose Mining, Ltd.                                          94,006       1,353       0.0%
    LendLease Group                                                807,075  10,022,263       0.1%
    LifeHealthcare Group, Ltd.                                      13,668      27,743       0.0%
    Link Administration Holdings, Ltd.                             752,079   4,749,060       0.0%
    Lovisa Holdings, Ltd.                                           13,720      62,230       0.0%
*   Lucapa Diamond Co., Ltd.                                       106,787      23,303       0.0%
*   Lynas Corp., Ltd.                                            3,457,806     477,744       0.0%
    MACA, Ltd.                                                   1,484,166   2,377,695       0.0%
*   Macmahon Holdings, Ltd.                                      5,185,872     954,169       0.0%
    Macquarie Atlas Roads Group                                    989,039   4,516,909       0.0%
    Macquarie Group, Ltd.                                          602,362  45,442,107       0.2%
    Magellan Financial Group, Ltd.                                 250,979   4,666,887       0.0%
    Mantra Group, Ltd.                                             931,472   2,783,214       0.0%
    MaxiTRANS Industries, Ltd.                                     182,505      97,281       0.0%
#*  Mayne Pharma Group, Ltd.                                     2,394,226   1,257,451       0.0%
    McMillan Shakespeare, Ltd.                                     192,214   2,320,072       0.0%
    McPherson's, Ltd.                                              200,942     199,749       0.0%
    Medibank Pvt, Ltd.                                           2,587,315   6,089,952       0.0%
#*  Medusa Mining, Ltd.                                          1,228,341     370,228       0.0%
    Melbourne IT, Ltd.                                             277,431     656,387       0.0%
#*  Mesoblast, Ltd.                                                303,043     310,559       0.0%
*   Mesoblast, Ltd. Sponsored ADR                                    1,592       8,278       0.0%
#   Metals X, Ltd.                                               2,203,016   1,686,439       0.0%
#   Metcash, Ltd.                                                4,041,840   8,349,628       0.1%
    Michael Hill International, Ltd.(BD8D249)                       72,300      58,890       0.0%
    Michael Hill International, Ltd.(BD8D250)                       23,523      19,094       0.0%
*   Millennium Minerals, Ltd.                                      544,044      64,203       0.0%
*   Mincor Resources NL                                            393,519      85,531       0.0%
*   Mineral Deposits, Ltd.                                         140,169      87,910       0.0%
    Mineral Resources, Ltd.                                        867,940  11,582,439       0.1%
#*  MMA Offshore, Ltd.                                           2,337,637     339,527       0.0%
    MNF Group, Ltd.                                                 24,523     109,937       0.0%
    Monadelphous Group, Ltd.                                       321,269   4,176,973       0.0%
    Monash IVF Group, Ltd.                                         546,482     652,735       0.0%
    Money3 Corp., Ltd.                                             117,431     140,412       0.0%
#   Mortgage Choice, Ltd.                                          291,773     493,387       0.0%
#   Mount Gibson Iron, Ltd.                                      4,003,398   1,165,466       0.0%
#   Myer Holdings, Ltd.                                          3,757,138   2,201,269       0.0%
#   MYOB Group, Ltd.                                               373,305   1,074,348       0.0%
    MyState, Ltd.                                                   39,157     143,213       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
#   National Australia Bank, Ltd.                                1,864,442 $46,715,771       0.2%
#   Navitas, Ltd.                                                  617,639   2,258,905       0.0%
#*  Neometals, Ltd.                                                 55,547      18,317       0.0%
#*  NetComm Wireless, Ltd.                                         102,491      92,587       0.0%
#   New Hope Corp., Ltd.                                           666,517   1,020,158       0.0%
    Newcrest Mining, Ltd.                                        1,377,987  23,560,270       0.1%
#*  NEXTDC, Ltd.                                                   218,538     864,439       0.0%
    nib holdings, Ltd.                                           1,237,597   5,977,620       0.0%
    Nick Scali, Ltd.                                                92,864     472,786       0.0%
    Nine Entertainment Co. Holdings, Ltd.                        1,835,756   2,109,255       0.0%
    Northern Star Resources, Ltd.                                1,995,051   7,933,839       0.1%
*   NRW Holdings, Ltd.                                           1,595,401   1,570,223       0.0%
    Nufarm, Ltd.(6335331)                                          871,989   5,826,198       0.0%
    Nufarm, Ltd.(B672BY1)                                          193,775   1,346,615       0.0%
#   OFX Group, Ltd.                                                387,122     413,743       0.0%
    Oil Search, Ltd.                                             1,466,135   8,310,608       0.1%
#   oOh!media, Ltd.                                                 39,758     133,379       0.0%
    Orica, Ltd.                                                  1,106,242  17,718,837       0.1%
*   Origin Energy, Ltd.                                          2,685,249  16,354,465       0.1%
#*  Orocobre, Ltd.                                                  40,831     151,949       0.0%
    Orora, Ltd.                                                  5,554,749  14,484,588       0.1%
    OZ Minerals, Ltd.                                            1,275,013   7,873,294       0.1%
    Pacific Current Group, Ltd.                                     26,096     140,317       0.0%
    Pacific Smiles Group, Ltd.                                     104,617     150,689       0.0%
    Pact Group Holdings, Ltd.                                      350,649   1,556,583       0.0%
#*  Paladin Energy, Ltd.                                         9,039,254     164,515       0.0%
*   Panoramic Resources, Ltd.                                    1,633,779     499,775       0.0%
    Paragon Care, Ltd.                                              16,267      10,454       0.0%
    Peet, Ltd.                                                     505,086     564,651       0.0%
    Perpetual, Ltd.                                                140,083   5,206,181       0.0%
#*  Perseus Mining, Ltd.                                         3,741,068     910,506       0.0%
    Pioneer Credit, Ltd.                                            44,803     102,821       0.0%
#   Platinum Asset Management, Ltd.                                613,091   3,426,547       0.0%
    PMP, Ltd.                                                    1,768,692   1,016,816       0.0%
*   Praemium, Ltd.                                                  45,331      20,475       0.0%
#   Premier Investments, Ltd.                                      340,434   3,454,692       0.0%
    Primary Health Care, Ltd.                                    2,142,073   5,614,420       0.0%
    Prime Media Group, Ltd.                                        958,064     271,783       0.0%
    Pro Medicus, Ltd.                                               36,619     187,817       0.0%
    Qantas Airways, Ltd.                                         3,028,350  14,292,688       0.1%
    QBE Insurance Group, Ltd.                                    1,392,041  11,414,467       0.1%
#   Qube Holdings, Ltd.                                          3,277,108   6,457,364       0.0%
#   Quintis, Ltd.                                                1,092,097     196,578       0.0%
#*  Ramelius Resources, Ltd.                                     2,048,299     608,574       0.0%
    Ramsay Health Care, Ltd.                                        82,984   4,254,559       0.0%
#   RCG Corp., Ltd.                                                194,931     111,998       0.0%
    RCR Tomlinson, Ltd.                                            469,871   1,548,138       0.0%
#   REA Group, Ltd.                                                 58,809   3,260,646       0.0%
    Reckon, Ltd.                                                   122,506     116,797       0.0%
    Reece, Ltd.                                                     14,344     486,634       0.0%
#   Regis Healthcare, Ltd.                                         356,517     995,051       0.0%
    Regis Resources, Ltd.                                        1,558,697   4,630,337       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
#   Reject Shop, Ltd. (The)                                        101,748 $   363,119       0.0%
#   Reliance Worldwide Corp., Ltd.                                 117,879     337,133       0.0%
    Resolute Mining, Ltd.                                        2,660,713   2,086,701       0.0%
#   Retail Food Group, Ltd.                                        617,395   2,080,347       0.0%
    Ridley Corp., Ltd.                                           1,022,935   1,136,440       0.0%
#   Rio Tinto, Ltd.                                                692,266  36,888,274       0.2%
    Ruralco Holdings, Ltd.                                           5,810      12,803       0.0%
    RXP Services, Ltd.                                              16,044       9,712       0.0%
*   Salmat, Ltd.                                                    68,805      23,641       0.0%
    Sandfire Resources NL                                        1,039,341   4,576,279       0.0%
*   Santos, Ltd.                                                 3,015,181  10,418,974       0.1%
#*  Saracen Mineral Holdings, Ltd.                               2,555,500   2,831,987       0.0%
#   SeaLink Travel Group, Ltd.                                      77,009     253,373       0.0%
    Seek, Ltd.                                                     511,728   7,205,830       0.0%
#   Select Harvests, Ltd.                                          306,247   1,101,558       0.0%
#*  Senex Energy, Ltd.                                           2,934,947     777,440       0.0%
    Servcorp, Ltd.                                                 116,873     498,276       0.0%
    Service Stream, Ltd.                                         1,111,322   1,191,939       0.0%
    Seven Group Holdings, Ltd.                                     397,955   4,049,345       0.0%
    Seven West Media, Ltd.                                       6,686,681   3,461,722       0.0%
    SG Fleet Group, Ltd.                                            46,018     144,027       0.0%
    Shriro Holdings, Ltd.                                            6,268       6,848       0.0%
    Sigma Healthcare, Ltd.                                       3,081,350   1,781,805       0.0%
#*  Silex Systems, Ltd.                                             96,084      22,024       0.0%
#   Silver Chef, Ltd.                                               20,556     114,351       0.0%
#*  Silver Lake Resources, Ltd.                                  2,027,563     563,820       0.0%
    Sims Metal Management, Ltd.                                    681,368   6,908,797       0.0%
*   Sino Gas & Energy Holdings, Ltd.                               858,956      62,957       0.0%
    Sirtex Medical, Ltd.                                           152,652   1,598,658       0.0%
    SmartGroup Corp., Ltd.                                          18,268     136,073       0.0%
    Sonic Healthcare, Ltd.                                         372,843   6,227,126       0.0%
    South32, Ltd.                                                5,725,405  14,955,068       0.1%
    South32, Ltd. ADR                                              476,677   6,207,288       0.0%
    Southern Cross Media Group, Ltd.                             2,841,609   2,441,704       0.0%
    Spark Infrastructure Group                                   3,299,052   6,422,283       0.0%
*   Specialty Fashion Group, Ltd.                                   67,582      10,574       0.0%
    SpeedCast International, Ltd.                                  181,386     578,447       0.0%
    St Barbara, Ltd.                                             1,606,739   3,552,386       0.0%
    Star Entertainment Grp, Ltd. (The)                           2,580,813  11,380,359       0.1%
    Steadfast Group, Ltd.                                        1,174,989   2,415,308       0.0%
    Suncorp Group, Ltd.                                          1,206,974  12,563,115       0.1%
#*  Sundance Energy Australia, Ltd.                              4,585,045     193,141       0.0%
    Sunland Group, Ltd.                                            359,305     470,619       0.0%
#   Super Retail Group, Ltd.                                       733,739   4,368,184       0.0%
    Sydney Airport                                                 652,263   3,553,712       0.0%
#*  Syrah Resources, Ltd.                                          429,423   1,111,015       0.0%
    Tabcorp Holdings, Ltd.                                       3,165,289  10,890,936       0.1%
#   Tassal Group, Ltd.                                             837,575   2,701,908       0.0%
    Tatts Group, Ltd.                                            2,524,291   8,069,259       0.1%
    Technology One, Ltd.                                           794,353   3,068,490       0.0%
    Telstra Corp., Ltd.                                          1,018,552   2,764,335       0.0%
    Telstra Corp., Ltd. ADR                                         35,561     482,918       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
AUSTRALIA -- (Continued)
#   Thorn Group, Ltd.                                              533,994 $      327,125       0.0%
*   Tiger Resources, Ltd.                                        1,677,917         50,338       0.0%
#   Tox Free Solutions, Ltd.                                       636,473      1,195,064       0.0%
#   TPG Telecom, Ltd.                                            1,126,461      4,662,456       0.0%
    Transurban Group                                               840,917      7,817,011       0.1%
#   Treasury Wine Estates, Ltd.                                  1,367,760     16,418,498       0.1%
#*  Troy Resources, Ltd.                                         1,614,217        121,073       0.0%
    Villa World, Ltd.                                               97,765        194,751       0.0%
#   Village Roadshow, Ltd.                                         304,165        873,493       0.0%
#*  Virgin Australia Holdings, Ltd.                              2,917,454        414,370       0.0%
#   Virtus Health, Ltd.                                            406,297      1,706,583       0.0%
#   Vita Group, Ltd.                                               128,540        127,349       0.0%
#   Vocus Group, Ltd.                                            1,369,693      3,025,473       0.0%
*   Watpac, Ltd.                                                   439,742        239,190       0.0%
#   Webjet, Ltd.                                                   249,532      2,201,225       0.0%
    Wesfarmers, Ltd.                                               528,066     16,914,372       0.1%
#   Western Areas, Ltd.                                            758,943      1,619,143       0.0%
#*  Westgold Resources, Ltd.                                       459,626        656,890       0.0%
#   Westpac Banking Corp.                                        2,168,520     54,927,387       0.2%
    Westpac Banking Corp. Sponsored ADR                            258,942      6,571,948       0.0%
#*  Whitehaven Coal, Ltd.                                        2,246,206      6,420,153       0.0%
    Woodside Petroleum, Ltd.                                     1,356,672     31,980,846       0.1%
    Woolworths, Ltd.                                               659,200     13,068,419       0.1%
*   WorleyParsons, Ltd.                                          1,012,278     10,887,655       0.1%
    WPP AUNZ, Ltd.                                               1,113,046        783,643       0.0%
*   Yowie Group, Ltd.                                               40,090          6,146       0.0%
                                                                           --------------       ---
TOTAL AUSTRALIA                                                             1,467,001,478       5.8%
                                                                           --------------       ---
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG                                           3,841        476,210       0.0%
    ANDRITZ AG                                                     140,542      7,947,093       0.1%
    Atrium European Real Estate, Ltd.                              287,476      1,346,520       0.0%
#   Austria Technologie & Systemtechnik AG                         103,508      2,216,077       0.0%
    BUWOG AG                                                       339,217      9,777,813       0.1%
    CA Immobilien Anlagen AG                                       217,234      6,194,095       0.0%
#   DO & CO AG                                                      12,659        671,302       0.0%
    Erste Group Bank AG                                            523,068     22,452,658       0.1%
    EVN AG                                                          71,240      1,124,532       0.0%
*   FACC AG                                                          7,994        139,400       0.0%
    Flughafen Wien AG                                                8,825        355,109       0.0%
    IMMOFINANZ AG                                                1,844,922      4,662,574       0.0%
    Kapsch TrafficCom AG                                            14,505        842,478       0.0%
    Lenzing AG                                                      24,829      3,361,068       0.0%
    Mayr Melnhof Karton AG                                          19,031      2,763,093       0.0%
#   Oberbank AG                                                      2,814        260,738       0.0%
    Oesterreichische Post AG                                        80,646      3,581,179       0.0%
    OMV AG                                                         366,036     21,967,050       0.1%
    Palfinger AG                                                    18,396        813,182       0.0%
    POLYTEC Holding AG                                              60,648      1,509,074       0.0%
#   Porr Ag                                                         17,249        539,281       0.0%
*   Raiffeisen Bank International AG                               536,366     18,652,730       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
AUSTRIA -- (Continued)
    Rosenbauer International AG                                    2,516 $    158,737       0.0%
    S IMMO AG                                                    162,976    2,870,742       0.0%
#*  Schoeller-Bleckmann Oilfield Equipment AG                     11,297    1,054,107       0.0%
#   Semperit AG Holding                                           34,842    1,018,775       0.0%
    Strabag SE                                                    59,136    2,469,274       0.0%
    Telekom Austria AG                                           372,888    3,491,039       0.0%
    Telekom Austria AG ADR                                         4,200       78,834       0.0%
    UBM Development AG                                                80        3,643       0.0%
    UNIQA Insurance Group AG                                     494,770    5,069,353       0.0%
    Verbund AG                                                   159,231    3,866,788       0.0%
#   Vienna Insurance Group AG Wiener Versicherung Gruppe         137,034    4,011,583       0.0%
    Voestalpine AG                                               493,415   27,127,122       0.1%
    Wienerberger AG                                              299,889    7,694,385       0.1%
#   Wolford AG                                                     1,281       23,749       0.0%
    Zumtobel Group AG                                             72,302    1,236,144       0.0%
                                                                         ------------       ---
TOTAL AUSTRIA                                                             171,827,531       0.7%
                                                                         ------------       ---
BELGIUM -- (1.4%)
#*  Ablynx NV                                                     40,502      830,952       0.0%
    Ackermans & van Haaren NV                                     82,888   14,195,749       0.1%
    Ageas                                                        905,295   43,902,344       0.2%
*   AGFA-Gevaert NV                                              954,357    4,483,934       0.0%
    Anheuser-Busch InBev SA/NV                                   351,469   43,097,518       0.2%
    Anheuser-Busch InBev SA/NV Sponsored ADR                     118,114   14,502,037       0.1%
    Atenor                                                            43        2,421       0.0%
    Banque Nationale de Belgique                                      92      306,007       0.0%
    Barco NV                                                      41,891    4,291,868       0.0%
    Bekaert SA                                                   166,444    7,873,083       0.0%
    bpost SA                                                     319,593    9,010,622       0.0%
#*  Celyad SA                                                     10,592      617,429       0.0%
*   Celyad SA Sponsored ADR                                          600       35,352       0.0%
    Cie d'Entreprises CFE                                         38,140    5,577,174       0.0%
    Cie Immobiliere de Belgique SA                                 3,744      231,743       0.0%
#   Colruyt SA                                                   271,951   13,908,742       0.1%
    D'ieteren SA                                                  99,768    4,562,805       0.0%
    Deceuninck NV                                                230,081      854,038       0.0%
    Econocom Group SA                                            426,639    3,283,503       0.0%
    Elia System Operator SA                                       66,943    3,883,055       0.0%
*   Euronav NV                                                    74,741      624,087       0.0%
    Euronav NV                                                   293,197    2,429,788       0.0%
    EVS Broadcast Equipment SA                                    41,280    1,551,379       0.0%
#   Exmar NV                                                     118,913      790,883       0.0%
#*  Fagron                                                        45,475      589,882       0.0%
*   Galapagos NV                                                 108,604   10,561,924       0.0%
    Gimv NV                                                        8,554      515,531       0.0%
#   Ion Beam Applications                                         20,394      625,160       0.0%
    Jensen-Group NV                                                2,617      125,948       0.0%
    KBC Group NV                                                 482,054   40,043,699       0.2%
    Kinepolis Group NV                                            55,209    3,730,538       0.0%
    Lotus Bakeries                                                   285      723,537       0.0%
*   MDxHealth                                                     25,853      143,773       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
BELGIUM -- (Continued)
    Melexis NV                                                      48,100 $  4,819,790       0.0%
#*  Nyrstar NV                                                     362,877    2,897,095       0.0%
    Ontex Group NV                                                 300,759   10,577,596       0.1%
    Orange Belgium SA                                              158,667    3,675,260       0.0%
    Picanol                                                          3,320      374,581       0.0%
    Proximus SADP                                                  370,331   12,297,361       0.1%
    RealDolmen                                                       1,807       52,696       0.0%
    Recticel SA                                                    174,869    1,731,352       0.0%
    Resilux                                                          3,657      641,695       0.0%
#   Roularta Media Group NV                                          5,234      130,725       0.0%
    Sapec                                                              437       30,289       0.0%
    Sioen Industries NV                                             35,583    1,083,414       0.0%
    Sipef SA                                                        14,856    1,092,927       0.0%
    Solvay SA                                                      277,813   41,271,421       0.2%
#*  Telenet Group Holding NV                                        72,800    5,034,831       0.0%
    TER Beke SA                                                          1          202       0.0%
*   Tessenderlo Group SA                                           181,394    8,704,876       0.0%
*   ThromboGenics NV                                                64,855      337,781       0.0%
#*  TiGenix NV                                                      29,230       33,372       0.0%
    UCB SA                                                         290,943   21,179,453       0.1%
    Umicore SA                                                     593,430   26,520,493       0.1%
    Van de Velde NV                                                 17,931      992,068       0.0%
*   Viohalco SA                                                    172,079      591,414       0.0%
                                                                           ------------       ---
TOTAL BELGIUM                                                               381,977,197       1.5%
                                                                           ------------       ---
CANADA -- (7.9%)
*   5N Plus, Inc.                                                  163,492      390,323       0.0%
#   Absolute Software Corp.                                        115,163      745,377       0.0%
#   Acadian Timber Corp.                                            29,584      449,229       0.0%
*   Advantage Oil & Gas, Ltd.                                      937,444    4,962,982       0.0%
    Aecon Group, Inc.                                              291,623    4,392,090       0.0%
*   Africa Oil Corp.                                                30,495       38,529       0.0%
    Ag Growth International, Inc.                                   31,492    1,232,731       0.0%
    AGF Management, Ltd. Class B                                   389,263    2,507,384       0.0%
    Agnico Eagle Mines, Ltd.(008474108)                            101,328    4,522,269       0.0%
    Agnico Eagle Mines, Ltd.(2009823)                              145,297    6,487,181       0.0%
    Agrium, Inc.(008916108)                                        115,500   12,580,260       0.1%
    Agrium, Inc.(2213538)                                           87,992    9,579,472       0.1%
#   AGT Food & Ingredients, Inc.                                   145,818    2,614,348       0.0%
    Aimia, Inc.                                                    379,777      744,776       0.0%
*   Air Canada                                                     194,180    3,847,175       0.0%
#   AirBoss of America Corp.                                        62,900      563,131       0.0%
    AKITA Drilling, Ltd. Class A                                    11,400       62,121       0.0%
*   Alacer Gold Corp.                                            1,149,998    1,791,718       0.0%
    Alamos Gold, Inc. Class A(011532108)                           371,373    2,347,077       0.0%
#   Alamos Gold, Inc. Class A(BZ3DNP6)                           1,253,878    7,940,615       0.1%
#   Alaris Royalty Corp.                                           139,030    2,202,754       0.0%
    Algoma Central Corp.                                            11,860      119,970       0.0%
    Algonquin Power & Utilities Corp.                              617,513    6,610,228       0.0%
    Alimentation Couche-Tard, Inc. Class B                         225,059   10,552,530       0.1%
*   Alio Gold, Inc.                                                186,607      740,585       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
#   AltaGas, Ltd.                                                   90,405 $ 2,060,934       0.0%
    Alterra Power Corp.                                             42,500     258,271       0.0%
#   Altius Minerals Corp.                                          132,226   1,222,739       0.0%
    Altus Group, Ltd.                                               77,997   2,129,939       0.0%
*   Americas Silver Corp.                                           28,758     116,808       0.0%
    Andrew Peller, Ltd. Class A                                     33,969     325,182       0.0%
#   ARC Resources, Ltd.                                            858,917  10,472,649       0.1%
*   Argonaut Gold, Inc.                                            939,142   1,696,148       0.0%
*   Asanko Gold, Inc.                                              445,833     414,696       0.0%
    Atco, Ltd. Class I                                             125,068   4,535,060       0.0%
#*  Athabasca Oil Corp.                                          1,981,161   1,781,371       0.0%
*   ATS Automation Tooling Systems, Inc.                           229,067   2,636,730       0.0%
*   AuRico Metals, Inc.(05157J108)                                  90,574      90,574       0.0%
#*  AuRico Metals, Inc.(BYR52G5)                                   315,046     317,464       0.0%
#   AutoCanada, Inc.                                               135,594   2,449,962       0.0%
*   Avigilon Corp.                                                 136,906   2,030,084       0.0%
*   B2Gold Corp.                                                 4,046,853  10,288,876       0.1%
#   Badger Daylighting, Ltd.                                       136,534   3,108,289       0.0%
#*  Ballard Power Systems, Inc.                                    105,705     528,484       0.0%
    Bank of Montreal(063671101)                                    732,193  56,093,306       0.2%
#   Bank of Montreal(2076009)                                      285,012  21,833,762       0.1%
    Bank of Nova Scotia (The)(064149107)                           964,105  62,204,055       0.3%
    Bank of Nova Scotia (The)(2076281)                             262,275  16,930,672       0.1%
    Barrick Gold Corp.(067901108)                                  406,619   5,875,645       0.0%
    Barrick Gold Corp.(2024644)                                    213,194   3,080,332       0.0%
*   Baytex Energy Corp.(07317Q105)                                 112,294     309,931       0.0%
#*  Baytex Energy Corp.(B4VGVM3)                                   996,578   2,742,308       0.0%
    BCE, Inc.(05534B760)                                            18,939     874,224       0.0%
    BCE, Inc.(B188TH2)                                              98,063   4,528,031       0.0%
#*  Bellatrix Exploration, Ltd.                                    234,033     560,548       0.0%
    Birchcliff Energy, Ltd.                                        802,818   3,267,029       0.0%
#   Bird Construction, Inc.                                        167,703   1,271,324       0.0%
#   Black Diamond Group, Ltd.                                      158,153     263,568       0.0%
*   BlackBerry, Ltd.                                               233,341   2,552,751       0.0%
*   BlackPearl Resources, Inc.                                   1,700,818   1,437,014       0.0%
    BMTC Group, Inc.                                                 1,600      16,433       0.0%
*   Bombardier, Inc. Class A                                       288,590     615,164       0.0%
*   Bombardier, Inc. Class B                                     2,651,100   5,610,033       0.0%
    Bonavista Energy Corp.                                       1,124,338   2,387,944       0.0%
#   Bonterra Energy Corp.                                          144,654   1,703,197       0.0%
    Boralex, Inc. Class A                                          347,076   6,166,175       0.0%
    Brookfield Asset Management, Inc. Class A(112585104)            25,798   1,081,968       0.0%
    Brookfield Asset Management, Inc. Class A(2092599)             207,097   8,687,768       0.1%
    Brookfield Real Estate Services, Inc.                            4,000      50,539       0.0%
    BRP, Inc.                                                      111,940   3,762,281       0.0%
*   BSM Technologies, Inc.                                           9,300       9,083       0.0%
    CAE, Inc.(124765108)                                           204,049   3,613,708       0.0%
    CAE, Inc.(2162760)                                             236,115   4,183,853       0.0%
    Caledonia Mining Corp. P.L.C.                                    1,660       9,059       0.0%
#*  Calfrac Well Services, Ltd.                                    498,163   2,007,943       0.0%
    Calian Group, Ltd.                                               8,677     223,432       0.0%
#   Callidus Capital Corp.                                          58,949     498,515       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
    Cameco Corp.(13321L108)                                        353,056 $ 2,873,876       0.0%
#   Cameco Corp.(2166160)                                          669,155   5,435,815       0.0%
    Canaccord Genuity Group, Inc.                                  642,119   2,135,252       0.0%
#*  Canacol Energy, Ltd.                                           575,926   1,830,321       0.0%
    Canadian Imperial Bank of Commerce(136069101)                  427,409  37,633,362       0.2%
    Canadian Imperial Bank of Commerce(2170525)                     95,310   8,389,585       0.1%
    Canadian National Railway Co.(136375102)                        80,712   6,496,509       0.0%
    Canadian National Railway Co.(2180632)                         105,500   8,489,230       0.1%
    Canadian Natural Resources, Ltd.(136385101)                    499,730  17,440,577       0.1%
    Canadian Natural Resources, Ltd.(2171573)                       25,126     876,810       0.0%
    Canadian Pacific Railway, Ltd.(13645T100)                        1,271     220,442       0.0%
    Canadian Pacific Railway, Ltd.(2793115)                         50,372   8,733,593       0.1%
#   Canadian Tire Corp., Ltd. Class A                              110,915  13,609,677       0.1%
    Canadian Utilities, Ltd. Class A                                74,959   2,263,703       0.0%
#   Canadian Western Bank                                          513,858  14,474,537       0.1%
*   Canfor Corp.                                                   438,330   8,718,353       0.1%
    Canfor Pulp Products, Inc.                                     174,370   1,904,405       0.0%
#   CanWel Building Materials Group, Ltd.                          146,050     750,571       0.0%
#   Capital Power Corp.                                            233,369   4,419,196       0.0%
*   Capstone Mining Corp.                                        2,024,214   2,306,484       0.0%
    Cara Operations, Ltd.                                           31,300     640,751       0.0%
#   Cardinal Energy, Ltd.                                           36,383     135,367       0.0%
    Cargojet, Inc.                                                   7,533     315,018       0.0%
    Cascades, Inc.                                                 350,143   4,217,675       0.0%
    CCL Industries, Inc. Class B                                   206,500   9,952,849       0.1%
*   Celestica, Inc.(15101Q108)                                     390,560   3,925,128       0.0%
*   Celestica, Inc.(2263362)                                       111,194   1,116,163       0.0%
    Cenovus Energy, Inc.(15135U109)                                901,966   8,767,110       0.1%
#   Cenovus Energy, Inc.(B57FG04)                                  132,772   1,288,509       0.0%
*   Centerra Gold, Inc.                                          1,141,262   7,749,364       0.0%
*   Cequence Energy, Ltd.                                          543,677      52,678       0.0%
    Cervus Equipment Corp.                                          31,271     367,224       0.0%
    CES Energy Solutions Corp.                                     201,860   1,087,456       0.0%
*   CGI Group, Inc. Class A(39945C109)                              60,019   3,189,410       0.0%
*   CGI Group, Inc. Class A(2159740)                               127,986   6,800,589       0.0%
#   Chesswood Group, Ltd.                                           24,099     240,598       0.0%
#*  China Gold International Resources Corp., Ltd.                 951,096   1,474,453       0.0%
#*  Chinook Energy, Inc.                                           102,170      25,343       0.0%
    CI Financial Corp.                                             394,140   8,762,061       0.1%
#   Cineplex, Inc.                                                 207,799   6,285,030       0.0%
    Clairvest Group, Inc.                                              516      14,599       0.0%
#   Clarke, Inc.                                                     2,300      17,828       0.0%
    Clearwater Seafoods, Inc.                                       70,580     488,551       0.0%
    Cogeco Communications, Inc.                                    136,863   9,839,581       0.1%
    Cogeco, Inc.                                                    45,402   3,094,839       0.0%
#*  Colabor Group, Inc.                                             14,200       8,475       0.0%
    Colliers International Group, Inc.(194693107)                   60,429   3,541,139       0.0%
    Colliers International Group, Inc.(BYL7SB4)                     13,106     768,115       0.0%
#   Computer Modelling Group, Ltd.                                 257,927   2,045,263       0.0%
#   Cona Resources, Ltd.                                           158,686     263,226       0.0%
    Constellation Software, Inc.                                    20,424  11,619,880       0.1%
#*  Continental Gold, Inc.                                         412,817     991,964       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
#*  Copper Mountain Mining Corp.                                   689,031 $   833,182       0.0%
    Corby Spirit and Wine, Ltd.                                     27,985     475,057       0.0%
*   Corridor Resources, Inc.                                        12,500       5,813       0.0%
    Corus Entertainment, Inc. Class B                              397,742   3,690,390       0.0%
    Cott Corp.(22163N106)                                          642,926   9,643,890       0.1%
#   Cott Corp.(2228952)                                            183,186   2,746,157       0.0%
    Crescent Point Energy Corp.(22576C101)                         501,959   4,131,121       0.0%
#   Crescent Point Energy Corp.(B67C8W8)                           185,017   1,521,610       0.0%
*   Crew Energy, Inc.                                              854,533   2,894,589       0.0%
*   CRH Medical Corp.                                              213,875     502,319       0.0%
*   Dalradian Resources, Inc.                                       59,800      56,551       0.0%
*   Delphi Energy Corp.                                            993,903     924,489       0.0%
#*  Denison Mines Corp.                                          2,612,577   1,073,301       0.0%
*   Descartes Systems Group, Inc. (The)(249906108)                   8,468     245,995       0.0%
*   Descartes Systems Group, Inc. (The)(2141941)                    67,229   1,948,969       0.0%
*   Detour Gold Corp.                                              598,269   6,376,404       0.0%
    DHX Media, Ltd.(BRF12N3)                                       173,638     577,403       0.0%
#   DHX Media, Ltd.(BRF12P5)                                        25,400      83,676       0.0%
#*  DIRTT Environmental Solutions                                   76,732     378,872       0.0%
    Dollarama, Inc.                                                 84,324   9,386,691       0.1%
    Dominion Diamond Corp.(257287102)                              212,839   3,032,956       0.0%
    Dominion Diamond Corp.(B95LX89)                                146,511   2,085,065       0.0%
    Dorel Industries, Inc. Class B                                 139,564   3,639,201       0.0%
*   Dundee Precious Metals, Inc.                                   624,567   1,249,037       0.0%
    E-L Financial Corp., Ltd.                                           88      56,412       0.0%
#*  Eastmain Resources, Inc.                                       103,500      23,667       0.0%
#*  Echelon Financial Holdings, Inc.                                   900       9,289       0.0%
    ECN Capital Corp.                                              500,968   1,642,582       0.0%
    Eldorado Gold Corp.(284902103)                                 214,595     268,244       0.0%
    Eldorado Gold Corp.(2307873)                                 2,435,284   3,058,027       0.0%
    Element Fleet Management Corp.                               1,022,236   7,876,154       0.1%
#   Emera, Inc.                                                     40,782   1,536,319       0.0%
    Empire Co., Ltd. Class A                                       720,454  12,470,148       0.1%
#   Enbridge Income Fund Holdings, Inc.                            355,781   8,292,640       0.1%
    Enbridge, Inc.(29250N105)                                      317,802  12,222,665       0.1%
    Enbridge, Inc.(2466149)                                        114,061   4,383,493       0.0%
    Encana Corp.(292505104)                                        926,267  10,837,324       0.1%
    Encana Corp.(2793193)                                          372,385   4,355,701       0.0%
*   Endeavour Mining Corp.                                         275,273   4,892,654       0.0%
#*  Endeavour Silver Corp.                                         192,213     397,805       0.0%
    Enercare, Inc.                                                 390,899   6,093,310       0.0%
    Enerflex, Ltd.                                                 347,114   4,721,999       0.0%
#*  Energy Fuels, Inc.                                             201,013     277,346       0.0%
    Enerplus Corp.(292766102)                                    1,178,072  10,802,920       0.1%
    Enerplus Corp.(B584T89)                                        427,595   3,920,974       0.0%
    Enghouse Systems, Ltd.                                          65,092   2,750,807       0.0%
    Ensign Energy Services, Inc.                                   592,678   3,050,447       0.0%
#*  Epsilon Energy, Ltd.                                           161,419     400,388       0.0%
#   Equitable Group, Inc.                                           54,245   2,522,828       0.0%
*   Equity Financial Holdings, Inc.                                    100         759       0.0%
*   Essential Energy Services Trust                                790,850     361,679       0.0%
    Evertz Technologies, Ltd.                                       92,426   1,351,178       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
#   Exchange Income Corp.                                          102,091 $ 2,745,956       0.0%
    Exco Technologies, Ltd.                                        144,052   1,169,076       0.0%
*   EXFO, Inc.                                                         198         764       0.0%
#   Extendicare, Inc.                                              335,897   2,439,621       0.0%
    Fairfax Financial Holdings, Ltd.                                26,214  13,805,173       0.1%
    Fiera Capital Corp.                                             87,231     950,677       0.0%
    Finning International, Inc.                                    520,563  12,694,297       0.1%
    Firm Capital Mortgage Investment Corp.                          93,102     916,515       0.0%
    First Capital Realty, Inc.                                     182,864   2,900,083       0.0%
*   First Majestic Silver Corp.(32076V103)                         127,578     861,151       0.0%
#*  First Majestic Silver Corp.(2833583)                            82,258     554,083       0.0%
#   First National Financial Corp.                                  51,835   1,153,139       0.0%
    First Quantum Minerals, Ltd.                                 1,304,891  14,595,441       0.1%
    FirstService Corp.(33767E103)                                   67,417   4,696,268       0.0%
    FirstService Corp.(BYL7ZF7)                                     13,106     912,371       0.0%
*   Fission Uranium Corp.                                           71,500      31,036       0.0%
#   Fortis, Inc.                                                   208,571   7,680,961       0.0%
#*  Fortress Paper, Ltd. Class A                                    14,264      46,216       0.0%
*   Fortuna Silver Mines, Inc.                                     653,798   2,751,820       0.0%
    Franco-Nevada Corp.                                             36,170   2,873,345       0.0%
#   Freehold Royalties, Ltd.                                       253,093   3,095,735       0.0%
*   Frontera Energy Corp.                                            4,100     122,355       0.0%
#   Gamehost, Inc.                                                  51,485     434,995       0.0%
*   Gear Energy, Ltd.                                               86,500      53,639       0.0%
#   Genworth MI Canada, Inc.                                       244,848   7,608,679       0.0%
    George Weston, Ltd.                                             81,255   6,822,372       0.0%
    Gibson Energy, Inc.                                            162,908   2,214,872       0.0%
    Gildan Activewear, Inc.(375916103)                              85,280   2,609,568       0.0%
    Gildan Activewear, Inc.(2254645)                               163,400   5,000,412       0.0%
*   Glacier Media, Inc.                                             28,375      12,537       0.0%
#   Gluskin Sheff + Associates, Inc.                               140,999   1,763,990       0.0%
#*  GMP Capital, Inc.                                              195,523     398,593       0.0%
    goeasy, Ltd.                                                    32,600     789,667       0.0%
    Goldcorp, Inc.(380956409)                                    1,019,806  13,318,666       0.1%
    Goldcorp, Inc.(2676302)                                        283,818   3,706,948       0.0%
#*  Golden Star Resources, Ltd.                                    926,414     725,276       0.0%
*   Gran Tierra Energy, Inc.(38500T101)                             49,235     106,840       0.0%
*   Gran Tierra Energy, Inc.(B2PPCS5)                            1,735,822   3,780,839       0.0%
#   Granite Oil Corp.                                              161,425     430,433       0.0%
*   Great Canadian Gaming Corp.                                    199,141   4,732,705       0.0%
#*  Great Panther Silver, Ltd.                                      98,337     120,434       0.0%
    Great-West Lifeco, Inc.                                        114,800   3,194,574       0.0%
*   Guyana Goldfields, Inc.                                        411,400   1,466,894       0.0%
*   Heroux-Devtek, Inc.                                             95,070   1,084,746       0.0%
    High Arctic Energy Services, Inc.                               40,100     133,967       0.0%
    High Liner Foods, Inc.                                         112,190   1,235,734       0.0%
*   HNZ Group, Inc.                                                  6,940      99,788       0.0%
#   Home Capital Group, Inc.                                       310,020   3,354,685       0.0%
#   Horizon North Logistics, Inc.                                  478,515     649,098       0.0%
    HudBay Minerals, Inc.(B05BQ98)                                  59,151     440,675       0.0%
    HudBay Minerals, Inc.(B05BDX1)                               1,323,483   9,838,154       0.1%
#   Hudson's Bay Co.                                               249,611   2,180,541       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
*   Husky Energy, Inc.                                             555,684 $ 7,201,796       0.0%
    Hydro One, Ltd.                                                159,744   2,824,402       0.0%
*   IAMGOLD Corp.(450913108)                                       208,317   1,143,660       0.0%
*   IAMGOLD Corp.(2446646)                                       2,685,402  14,737,343       0.1%
*   IBI Group, Inc.                                                 10,500      61,042       0.0%
    IGM Financial, Inc.                                             85,480   3,012,771       0.0%
#*  Imperial Metals Corp.                                          117,619     270,776       0.0%
    Imperial Oil, Ltd.(453038408)                                  210,182   6,805,693       0.0%
    Imperial Oil, Ltd.(2454241)                                     16,903     548,060       0.0%
    Imvescor Restaurant Group, Inc.                                 11,200      34,292       0.0%
*   Indigo Books & Music, Inc.                                       5,523      79,200       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.       340,463  15,427,848       0.1%
    Information Services Corp.                                       3,900      53,356       0.0%
    Innergex Renewable Energy, Inc.                                360,286   3,934,912       0.0%
    Intact Financial Corp.                                          53,112   4,341,261       0.0%
    Inter Pipeline, Ltd.                                           429,156   8,728,822       0.1%
*   Interfor Corp.                                                 388,368   6,321,780       0.0%
    Intertape Polymer Group, Inc.                                  197,534   2,915,315       0.0%
*   Ivanhoe Mines, Ltd. Class A                                  1,102,923   3,992,443       0.0%
    Jean Coutu Group PJC, Inc. (The) Class A                       187,128   3,550,805       0.0%
    Just Energy Group, Inc.(B693818)                                 6,432      35,762       0.0%
    Just Energy Group, Inc.(B63MCN1)                               293,294   1,632,316       0.0%
#   K-Bro Linen, Inc.                                               18,807     569,414       0.0%
*   Kelt Exploration, Ltd.                                         622,803   3,413,082       0.0%
    Keyera Corp.                                                   274,804   8,090,114       0.1%
*   Kinaxis, Inc.                                                   10,592     528,163       0.0%
*   Kingsway Financial Services, Inc.                               14,675      80,194       0.0%
*   Kinross Gold Corp.(496902404)                                   52,598     207,762       0.0%
*   Kinross Gold Corp.(B03Z841)                                  6,292,151  24,874,018       0.1%
    Kirkland Lake Gold, Ltd.                                       981,289  11,508,335       0.1%
*   Klondex Mines, Ltd.                                            656,923   1,899,328       0.0%
*   Knight Therapeutics, Inc.                                      447,545   2,907,082       0.0%
    KP Tissue, Inc.                                                    900      10,499       0.0%
#   Labrador Iron Ore Royalty Corp.                                209,546   3,391,458       0.0%
*   Largo Resources, Ltd.                                           44,000      34,106       0.0%
    Lassonde Industries, Inc. Class A                                  100      18,991       0.0%
    Laurentian Bank of Canada                                      197,367   9,179,149       0.1%
    Leon's Furniture, Ltd.                                          57,994     879,732       0.0%
#*  Liberty Gold Corp.                                              19,500       7,180       0.0%
    Linamar Corp.                                                  280,490  17,019,423       0.1%
    Liquor Stores N.A., Ltd.                                       137,960   1,049,056       0.0%
    Loblaw Cos., Ltd.                                               99,529   5,136,514       0.0%
    Lucara Diamond Corp.                                         1,004,771   1,752,372       0.0%
*   Lundin Gold, Inc.                                               14,800      56,672       0.0%
    Lundin Mining Corp.                                          3,744,887  28,563,435       0.1%
    Magellan Aerospace Corp.                                        86,588   1,296,706       0.0%
    Magna International, Inc.(559222401)                           302,631  16,508,521       0.1%
    Magna International, Inc.(2554475)                             310,950  16,963,538       0.1%
#*  Mainstreet Equity Corp.                                         17,882     523,389       0.0%
    Mainstreet Health Investments, Inc.                              8,000      68,720       0.0%
*   Major Drilling Group International, Inc.                       323,426   1,732,326       0.0%
#   Mandalay Resources Corp.                                     1,186,080     271,214       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
*   Manitok Energy, Inc.                                             2,737 $       127       0.0%
    Manulife Financial Corp.(56501R106)                          1,158,173  23,279,277       0.1%
    Manulife Financial Corp.(2492519)                              537,959  10,816,725       0.1%
    Maple Leaf Foods, Inc.                                         299,943   7,779,314       0.0%
    Martinrea International, Inc.                                  491,860   4,822,904       0.0%
#   Maxar Technologies, Ltd.                                       233,345  14,761,092       0.1%
*   Maxim Power Corp.                                               24,537      54,205       0.0%
    Mediagrif Interactive Technologies, Inc.                         1,100      11,468       0.0%
#   Medical Facilities Corp.                                       185,744   2,025,748       0.0%
#*  MEG Energy Corp.                                               906,875   4,027,900       0.0%
    Melcor Developments, Ltd.                                        2,962      34,554       0.0%
    Methanex Corp.(2654416)                                        123,400   6,013,610       0.0%
    Methanex Corp.(59151K108)                                      141,725   6,909,094       0.0%
    Metro, Inc.                                                    429,261  13,512,355       0.1%
#*  Midas Gold Corp.                                                59,303      35,855       0.0%
*   Mitel Networks Corp.                                           511,182   4,394,236       0.0%
    Morguard Corp.                                                   1,045     155,523       0.0%
    Morneau Shepell, Inc.                                          198,640   3,308,870       0.0%
    MTY Food Group, Inc.                                            46,623   1,840,562       0.0%
    Mullen Group, Ltd.                                             391,958   5,143,670       0.0%
    National Bank of Canada                                        706,565  34,290,392       0.2%
    Nevsun Resources, Ltd.                                       1,176,548   2,772,425       0.0%
    New Flyer Industries, Inc.                                     172,824   7,333,064       0.0%
*   New Gold, Inc.                                               2,026,556   6,707,537       0.0%
#*  Newalta Corp.                                                  369,521     249,193       0.0%
    Norbord, Inc.(65548P403)                                        16,548     596,555       0.0%
    Norbord, Inc.(2641441)                                          89,592   3,229,226       0.0%
    North American Energy Partners, Inc.(B1HTYS2)                   26,876     108,329       0.0%
    North American Energy Partners, Inc.(656844107)                  6,310      25,555       0.0%
    North West Co., Inc. (The)                                     175,259   4,276,532       0.0%
#*  Northern Dynasty Minerals, Ltd.                                 47,400      94,425       0.0%
#   Northland Power, Inc.                                          312,633   5,978,340       0.0%
*   Novelion Therapeutics, Inc.                                     11,936      56,337       0.0%
*   NuVista Energy, Ltd.                                           901,179   5,602,244       0.0%
*   Obsidian Energy, Ltd.(674482104)                               156,120     167,048       0.0%
#*  Obsidian Energy, Ltd.(BDHLTZ4)                               2,230,347   2,368,479       0.0%
    OceanaGold Corp.                                             3,385,223   9,079,042       0.1%
    Onex Corp.                                                      81,487   6,193,164       0.0%
    Open Text Corp.                                                190,000   6,643,594       0.0%
*   Orbite Technologies, Inc.                                      174,500       1,919       0.0%
#   Osisko Gold Royalties, Ltd.                                    460,496   5,796,801       0.0%
#*  Painted Pony Energy, Ltd.                                      482,928   1,014,445       0.0%
    Pan American Silver Corp.(697900108)                           725,030  11,839,740       0.1%
    Pan American Silver Corp.(2669272)                             236,703   3,867,689       0.0%
*   Paramount Resources, Ltd. Class A                              329,688   5,642,588       0.0%
*   Parex Resources, Inc.                                          252,014   3,352,112       0.0%
#   Parkland Fuel Corp.                                            150,311   3,052,591       0.0%
    Pason Systems, Inc.                                            105,633   1,533,607       0.0%
    Pembina Pipeline Corp.(B4PPQG5)                                 72,307   2,391,192       0.0%
    Pembina Pipeline Corp.(B4PT2P8)                                343,947  11,370,692       0.1%
#*  Pengrowth Energy Corp.                                       2,843,645   3,196,097       0.0%
#*  Perpetual Energy, Inc.                                          36,559      34,572       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
#   Peyto Exploration & Development Corp.                          313,548 $ 4,277,529       0.0%
*   PHX Energy Services Corp.                                      104,742     182,675       0.0%
#*  Pine Cliff Energy, Ltd.                                        252,200      99,699       0.0%
#   Pizza Pizza Royalty Corp.                                       96,691   1,286,115       0.0%
#*  Platinum Group Metals, Ltd.                                     31,563      12,722       0.0%
*   Points International, Ltd.                                       6,420      73,650       0.0%
    Polaris Infrastructure, Inc.                                     1,300      18,934       0.0%
#*  Polaris Materials Corp.                                          7,200      18,975       0.0%
    Potash Corp. of Saskatchewan, Inc.                             645,291  12,563,816       0.1%
#   PrairieSky Royalty, Ltd.                                       103,599   2,757,608       0.0%
*   Precision Drilling Corp.(74022D308)                            455,094   1,360,731       0.0%
*   Precision Drilling Corp.(B5YPLH9)                            1,023,451   3,070,115       0.0%
*   Premier Gold Mines, Ltd.                                       758,357   2,016,250       0.0%
    Premium Brands Holdings Corp.                                   97,054   7,853,994       0.0%
#*  Pretium Resources, Inc.                                         66,877     752,697       0.0%
*   Primero Mining Corp.                                           138,041       9,095       0.0%
#*  Pulse Seismic, Inc.                                            139,826     362,002       0.0%
    Pure Technologies, Ltd.                                         23,298      96,616       0.0%
    Quarterhill, Inc.                                              521,172     985,706       0.0%
    Quebecor, Inc. Class B                                         172,719   6,517,294       0.0%
*   Questerre Energy Corp. Class A                                  81,025      46,476       0.0%
*   Raging River Exploration, Inc.                                 822,919   4,854,208       0.0%
    Reitmans Canada, Ltd. Class A                                  163,108     586,638       0.0%
    Restaurant Brands International, Inc.                           67,175   4,340,002       0.0%
    Richelieu Hardware, Ltd.                                       119,614   3,132,902       0.0%
*   Richmont Mines, Inc.                                           162,101   1,411,049       0.0%
    Ritchie Bros Auctioneers, Inc.                                  41,200   1,155,427       0.0%
#*  RMP Energy, Inc.                                               559,325     325,164       0.0%
    Rocky Mountain Dealerships, Inc.                                67,270     613,205       0.0%
    Rogers Communications, Inc. Class B(775109200)                  71,767   3,724,707       0.0%
    Rogers Communications, Inc. Class B(2169051)                    36,400   1,888,703       0.0%
#   Rogers Sugar, Inc.                                             597,824   2,942,549       0.0%
*   Roxgold, Inc.                                                   44,600      38,028       0.0%
    Royal Bank of Canada(780087102)                                699,021  54,628,491       0.2%
    Royal Bank of Canada(2754383)                                  304,065  23,774,154       0.1%
#*  Royal Nickel Corp.                                             170,500      23,789       0.0%
#   Russel Metals, Inc.                                            301,312   6,735,786       0.0%
#*  Sabina Gold & Silver Corp.                                     786,798   1,299,031       0.0%
#*  Sandstorm Gold, Ltd.                                           599,016   2,581,605       0.0%
    Saputo, Inc.                                                   179,384   6,476,790       0.0%
#   Savaria Corp.                                                   17,400     214,718       0.0%
#   Secure Energy Services, Inc.                                   627,108   4,088,038       0.0%
*   SEMAFO, Inc.                                                 1,239,648   3,113,293       0.0%
*   Seven Generations Energy, Ltd. Class A                         175,531   2,650,449       0.0%
    Shaw Communications, Inc. Class B(82028K200)                   264,268   6,035,881       0.0%
    Shaw Communications, Inc. Class B(2801836)                      78,087   1,783,151       0.0%
    ShawCor, Ltd.                                                  123,989   2,687,181       0.0%
#*  Sherritt International Corp.                                 1,824,664   1,866,953       0.0%
#   Sienna Senior Living, Inc.                                     147,407   2,030,403       0.0%
*   Sierra Wireless, Inc.(826516106)                                76,118   1,708,849       0.0%
#*  Sierra Wireless, Inc.(2418968)                                  49,826   1,114,625       0.0%
    Sleep Country Canada Holdings, Inc.                             44,600   1,323,031       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
    SNC-Lavalin Group, Inc.                                        105,273 $ 4,742,630       0.0%
*   Solium Capital, Inc.                                            18,806     157,142       0.0%
*   Southern Pacific Resource Corp.                                665,787          67       0.0%
*   Spartan Energy Corp.                                           414,661   2,195,281       0.0%
#*  Spin Master Corp.                                               38,800   1,436,391       0.0%
*   Sprott Resource Holdings, Inc.                                  88,986      10,002       0.0%
#   Sprott, Inc.                                                   776,970   1,282,804       0.0%
*   SSR Mining, Inc.(784730103)                                    278,802   2,676,499       0.0%
*   SSR Mining, Inc.(BF7MPL9)                                      426,933   4,100,227       0.0%
    Stantec, Inc.(85472N109)                                        69,051   1,974,859       0.0%
#   Stantec, Inc.(2854238)                                         112,330   3,209,429       0.0%
*   Stars Group, Inc. (The)(85570W100)                              89,159   1,796,554       0.0%
#*  Stars Group, Inc. (The)(BDG1MJ0)                               353,663   7,119,315       0.0%
    Stella-Jones, Inc.                                             143,409   5,602,522       0.0%
#*  Stornoway Diamond Corp.                                        939,568     473,389       0.0%
*   Strad Energy Services, Ltd.                                      1,000       1,302       0.0%
#*  Street Capital Group, Inc.                                      32,800      31,272       0.0%
    Stuart Olson, Inc.                                              77,201     318,953       0.0%
#   Student Transportation, Inc.                                   292,889   1,714,062       0.0%
    Sun Life Financial, Inc.(866796105)                            329,718  12,835,922       0.1%
    Sun Life Financial, Inc.(2566124)                              303,126  11,806,900       0.1%
    Suncor Energy, Inc.(867224107)                                 938,237  31,862,528       0.1%
    Suncor Energy, Inc.(B3NB1P2)                                   804,361  27,308,760       0.1%
*   SunOpta, Inc.(8676EP108)                                       116,573   1,089,958       0.0%
#*  SunOpta, Inc.(2817510)                                         115,193   1,071,480       0.0%
#   Superior Plus Corp.                                            684,356   6,890,772       0.0%
#   Surge Energy, Inc.                                           1,152,483   1,929,589       0.0%
    Tahoe Resources, Inc.(B5B9KV1)                                 265,410   1,273,458       0.0%
    Tahoe Resources, Inc.(873868103)                               617,617   2,964,562       0.0%
*   Tamarack Valley Energy, Ltd.                                   186,438     436,433       0.0%
*   Taseko Mines, Ltd.                                           1,018,583   2,234,393       0.0%
    Teck Resources, Ltd. Class A                                     5,209     107,281       0.0%
    Teck Resources, Ltd. Class B(878742204)                      1,852,172  37,858,396       0.2%
    Teck Resources, Ltd. Class B(2879327)                          209,473   4,280,062       0.0%
    TELUS Corp.                                                     87,440   3,166,574       0.0%
#*  Tembec, Inc.                                                   169,810     617,323       0.0%
*   Teranga Gold Corp.                                             373,677     758,882       0.0%
    TFI International, Inc.                                        504,128  12,168,472       0.1%
#*  Theratechnologies, Inc.                                        109,700     650,496       0.0%
    Thomson Reuters Corp.                                          154,878   7,241,486       0.0%
#*  TMAC Resources, Inc.                                             4,400      27,523       0.0%
    TMX Group, Ltd.                                                111,184   6,075,002       0.0%
    TORC Oil & Gas, Ltd.                                           669,092   3,521,537       0.0%
*   Torex Gold Resources, Inc.                                     406,520   5,605,760       0.0%
    Toromont Industries, Ltd.                                      202,207   8,913,659       0.1%
    Toronto-Dominion Bank (The)(891160509)                         473,365  26,910,800       0.1%
    Toronto-Dominion Bank (The)(2897222)                           680,144  38,665,034       0.2%
#   Torstar Corp. Class B                                          361,870     378,672       0.0%
    Total Energy Services, Inc.                                    221,194   2,604,397       0.0%
*   Tourmaline Oil Corp.                                           473,007   8,656,457       0.1%
    TransAlta Corp.(89346D107)                                     421,210   2,506,199       0.0%
    TransAlta Corp.(2901628)                                       848,683   5,019,341       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
CANADA -- (Continued)
    TransAlta Renewables, Inc.                                     237,419 $    2,559,878       0.0%
    TransCanada Corp.(89353D107)                                   122,441      5,813,499       0.0%
    TransCanada Corp.(2665184)                                     229,172     10,880,385       0.1%
    Transcontinental, Inc. Class A                                 412,497      9,157,363       0.1%
*   TransGlobe Energy Corp.(893662106)                              30,106         50,729       0.0%
#*  TransGlobe Energy Corp.(2470548)                               334,147        564,639       0.0%
*   Trevali Mining Corp.                                         1,714,968      1,821,181       0.0%
*   Trican Well Service, Ltd.                                    1,358,799      5,108,265       0.0%
    Tricon Capital Group, Inc.                                      45,500        382,311       0.0%
*   Trinidad Drilling, Ltd.                                      1,363,719      1,797,009       0.0%
*   Trisura Group, Ltd.(89679A100)                                      59          1,319       0.0%
*   Trisura Group, Ltd.(BDTMYK5)                                     1,218         27,243       0.0%
*   Turquoise Hill Resources, Ltd.(900435108)                      263,904        810,185       0.0%
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                      1,328,604      4,057,592       0.0%
*   TVA Group, Inc. Class B                                          4,447         13,064       0.0%
    Uni-Select, Inc.                                               208,422      4,504,151       0.0%
#*  UrtheCast Corp.                                                 13,600         11,332       0.0%
*   Valeant Pharmaceuticals International, Inc.(91911K102)       2,662,404     31,123,503       0.1%
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)            41,511        484,901       0.0%
#   Valener, Inc.                                                  113,546      1,949,495       0.0%
    Vermilion Energy, Inc.(923725105)                              109,647      3,742,252       0.0%
#   Vermilion Energy, Inc.(B607XS1)                                 38,761      1,322,879       0.0%
    Wajax Corp.                                                    110,858      2,015,912       0.0%
    Waste Connections, Inc.(94106B101)                                 134          9,503       0.0%
    Waste Connections, Inc.(BYQFRK5)                                90,121      6,367,361       0.0%
*   Wesdome Gold Mines, Ltd.                                       108,651        150,752       0.0%
    West Fraser Timber Co., Ltd.                                   299,125     18,194,201       0.1%
*   Western Energy Services Corp.                                  411,657        392,480       0.0%
    Western Forest Products, Inc.                                2,376,139      4,825,583       0.0%
    WestJet Airlines, Ltd.                                          37,767        789,240       0.0%
    Westshore Terminals Investment Corp.                           200,966      3,833,636       0.0%
    Wheaton Precious Metals Corp.(962879102)                       313,859      6,509,436       0.0%
    Wheaton Precious Metals Corp.(BF13KN5)                         216,853      4,499,771       0.0%
    Whitecap Resources, Inc.                                     1,989,341     14,278,970       0.1%
    Winpak, Ltd.                                                    78,915      3,046,250       0.0%
    WSP Global, Inc.                                               217,549      9,750,161       0.1%
*   Xtreme Drilling Corp.                                          122,058        198,684       0.0%
    Yamana Gold, Inc.(98462Y100)                                   135,431        353,475       0.0%
    Yamana Gold, Inc.(2219279)                                   2,479,689      6,439,003       0.0%
*   Yangarra Resources, Ltd.                                        44,300        135,637       0.0%
#*  Yellow Pages, Ltd.                                              68,431        439,197       0.0%
    ZCL Composites, Inc.                                            69,642        734,153       0.0%
                                                                           --------------       ---
TOTAL CANADA                                                                2,111,341,795       8.3%
                                                                           --------------       ---
CHINA -- (0.0%)
    BEP International Holdings, Ltd.                             4,710,000        110,119       0.0%
                                                                           --------------       ---
DENMARK -- (1.7%)
#   ALK-Abello A.S.                                                 17,066      2,671,440       0.0%
    Alm Brand A.S.                                                 394,963      4,085,085       0.0%
    Ambu A.S. Class B                                               74,280      6,846,518       0.0%
    AP Moller - Maersk A.S. Class A                                  2,843      5,269,582       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
DENMARK -- (Continued)
    AP Moller - Maersk A.S. Class B                                  4,923 $ 9,437,321       0.0%
*   Bang & Olufsen A.S.                                            178,767   4,143,479       0.0%
*   Bavarian Nordic A.S.                                            76,410   3,100,560       0.0%
    Brodrene Hartmann A.S.                                           8,009     435,391       0.0%
    Carlsberg A.S. Class B                                         171,119  19,548,897       0.1%
    Chr Hansen Holding A.S.                                        210,010  18,377,939       0.1%
    Coloplast A.S. Class B                                          39,319   3,460,776       0.0%
#   Columbus A.S.                                                  167,300     345,819       0.0%
#*  D/S Norden A.S.                                                142,903   2,968,680       0.0%
    Danske Bank A.S.                                               505,287  19,283,500       0.1%
    DFDS A.S.                                                      141,423   8,201,394       0.0%
    Djurslands Bank A.S.                                             1,040      41,204       0.0%
    DSV A.S.                                                       470,416  36,375,348       0.2%
#   FLSmidth & Co. A.S.                                            158,474  10,863,677       0.1%
    Fluegger A.S. Class B                                              350      19,606       0.0%
*   Genmab A.S.                                                     24,246   4,896,127       0.0%
    GN Store Nord A.S.                                             438,127  14,499,178       0.1%
    Gronlandsbanken A.S.                                                33       3,305       0.0%
#   H Lundbeck A.S.                                                165,288   9,826,008       0.0%
*   H+H International A.S. Class B                                  65,127   1,325,545       0.0%
    Harboes Bryggeri A.S. Class B                                    2,462      42,955       0.0%
    IC Group A.S.                                                   32,528     799,117       0.0%
    ISS A.S.                                                       376,469  15,942,784       0.1%
*   Jeudan A.S.                                                      2,094     234,071       0.0%
    Jyske Bank A.S.                                                252,511  14,268,925       0.1%
    Matas A.S.                                                      56,850     636,597       0.0%
*   Nilfisk Holding A.S.                                           114,553   5,505,071       0.0%
*   NKT A.S.                                                       114,553   4,911,028       0.0%
    NNIT A.S.                                                       19,446     554,012       0.0%
    Nordjyske Bank A.S.                                              7,674     145,395       0.0%
    Novo Nordisk A.S. Class B                                      600,030  29,874,788       0.1%
    Novo Nordisk A.S. Sponsored ADR                                595,283  29,639,141       0.1%
#   Novozymes A.S. Class B                                         304,991  16,851,604       0.1%
#   Pandora A.S.                                                   170,740  16,122,413       0.1%
    Parken Sport & Entertainment A.S.                                5,510      62,863       0.0%
    Per Aarsleff Holding A.S.                                       75,903   2,103,878       0.0%
    Ringkjoebing Landbobank A.S.                                    62,270   3,108,518       0.0%
    Rockwool International A.S. Class A                                 55      13,640       0.0%
    Rockwool International A.S. Class B                             27,687   7,516,676       0.0%
    Royal Unibrew A.S.                                             181,174  10,430,295       0.1%
#   RTX A.S.                                                        30,965     918,466       0.0%
*   Santa Fe Group A.S.                                             72,761     569,658       0.0%
    Schouw & Co. AB                                                 63,163   6,572,951       0.0%
    SimCorp A.S.                                                   119,132   7,275,677       0.0%
    Solar A.S. Class B                                              22,907   1,470,899       0.0%
    Spar Nord Bank A.S.                                            210,685   2,679,605       0.0%
    Sydbank A.S.                                                   302,418  11,805,931       0.1%
    TDC A.S.                                                     3,007,807  17,782,752       0.1%
#   Tivoli A.S.                                                      1,030      89,865       0.0%
*   TK Development A.S.                                            344,861     507,250       0.0%
*   Topdanmark A.S.                                                319,685  13,141,845       0.1%
    Tryg A.S.                                                      378,637   9,019,964       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
DENMARK -- (Continued)
    United International Enterprises                                 3,262 $    677,458       0.0%
    Vestas Wind Systems A.S.                                       303,349   26,781,096       0.1%
*   Vestjysk Bank A.S.                                              41,424       19,006       0.0%
#*  William Demant Holding A.S.                                    340,622    9,830,075       0.0%
*   Zealand Pharma A.S.                                             18,053      333,527       0.0%
                                                                           ------------       ---
TOTAL DENMARK                                                               454,266,175       1.8%
                                                                           ------------       ---
FINLAND -- (1.7%)
#   Afarak Group Oyj                                                18,424       17,934       0.0%
    Ahlstrom-Munksjo Oyj                                            44,858      984,394       0.0%
    Aktia Bank Oyj                                                   6,836       73,822       0.0%
    Alandsbanken Abp Class B                                         1,250       21,857       0.0%
    Alma Media Oyj                                                  25,653      207,764       0.0%
    Amer Sports Oyj                                                567,364   14,116,392       0.1%
    Apetit Oyj                                                       1,800       28,094       0.0%
    Asiakastieto Group Oyj                                             782       20,763       0.0%
    Aspo Oyj                                                        21,249      227,251       0.0%
    Atria Oyj                                                       43,619      608,150       0.0%
*   BasWare Oyj                                                      6,855      337,650       0.0%
#   Bittium Oyj                                                     33,354      240,560       0.0%
    Cargotec Oyj Class B                                           155,090    9,155,475       0.0%
#*  Caverion Oyj                                                   219,756    1,663,373       0.0%
    Citycon Oyj                                                  1,124,788    2,746,509       0.0%
    Cramo Oyj                                                      180,205    4,000,765       0.0%
    Digia Oyj                                                       14,070       41,114       0.0%
    Elisa Oyj                                                      333,490   13,428,683       0.1%
    F-Secure Oyj                                                   201,216    1,030,713       0.0%
    Finnair Oyj                                                    382,103    4,983,266       0.0%
    Fiskars Oyj Abp                                                 68,136    1,702,008       0.0%
    Fortum Oyj                                                     711,179   15,094,376       0.1%
    HKScan Oyj Class A                                             158,175      580,839       0.0%
    Huhtamaki Oyj                                                  595,533   25,366,616       0.1%
    Ilkka-Yhtyma Oyj                                                29,672      119,879       0.0%
    Kemira Oyj                                                     507,148    7,145,594       0.0%
    Kesko Oyj Class A                                                5,334      270,447       0.0%
    Kesko Oyj Class B                                              220,147   11,242,608       0.1%
    Kone Oyj Class B                                               185,860   10,059,488       0.1%
    Konecranes Oyj                                                 273,205   12,579,371       0.1%
    Lassila & Tikanoja Oyj                                         136,707    2,898,760       0.0%
    Lemminkainen Oyj                                                25,103      673,289       0.0%
    Metsa Board Oyj                                                660,036    4,896,214       0.0%
    Metso Oyj                                                      619,486   22,498,660       0.1%
    Neste Oyj                                                      424,141   23,612,478       0.1%
    Nokia Oyj(5902941)                                           2,866,058   14,095,044       0.1%
    Nokia Oyj(5946455)                                           1,186,596    5,834,325       0.0%
    Nokia Oyj Sponsored ADR                                        714,429    3,493,557       0.0%
    Nokian Renkaat Oyj                                             655,454   30,050,695       0.1%
    Olvi Oyj Class A                                                25,695      839,348       0.0%
    Oriola Oyj Class A                                               1,000        4,086       0.0%
    Oriola Oyj Class B                                             348,563    1,307,088       0.0%
    Orion Oyj Class A                                               33,875    1,390,416       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
FINLAND -- (Continued)
    Orion Oyj Class B                                              164,975 $  6,761,478       0.0%
    Outokumpu Oyj                                                1,576,681   14,904,300       0.1%
#*  Outotec Oyj                                                    443,195    3,525,476       0.0%
    Pihlajalinna Oyj                                                 3,509       64,545       0.0%
    Ponsse Oyj                                                      49,111    1,541,558       0.0%
*   Poyry Oyj                                                       26,849      153,290       0.0%
*   QT Group Oyj                                                    12,507       84,510       0.0%
    Raisio Oyj Class V                                             429,693    1,776,141       0.0%
    Ramirent Oyj                                                   508,887    4,681,831       0.0%
    Rapala VMC Oyj                                                  14,912       67,387       0.0%
    Revenio Group Oyj                                                7,358      315,493       0.0%
    Sampo Oyj Class A                                              480,511   25,145,071       0.1%
    Sanoma Oyj                                                     454,041    5,389,712       0.0%
*   Stockmann Oyj Abp Class A                                        8,998       58,184       0.0%
#*  Stockmann Oyj Abp Class B                                      134,150      861,663       0.0%
    Stora Enso Oyj Class R                                       2,075,858   32,441,904       0.1%
    Stora Enso Oyj Sponsored ADR                                    57,313      895,802       0.0%
*   Talvivaara Mining Co. P.L.C.                                   676,382        4,491       0.0%
    Technopolis Oyj                                                407,212    1,834,993       0.0%
    Teleste Oyj                                                     17,088      158,274       0.0%
    Tieto Oyj                                                      254,255    7,784,417       0.0%
#   Tikkurila Oyj                                                  121,773    2,407,063       0.0%
    UPM-Kymmene Oyj                                              1,735,959   52,134,771       0.2%
#   Uponor Oyj                                                     147,152    2,962,249       0.0%
    Vaisala Oyj Class A                                             16,416      892,261       0.0%
    Valmet Oyj                                                     696,175   13,498,004       0.1%
    Wartsila Oyj Abp                                               311,496   20,050,031       0.1%
#   YIT Oyj                                                        489,871    3,722,921       0.0%
                                                                           ------------       ---
TOTAL FINLAND                                                               453,807,535       1.8%
                                                                           ------------       ---
FRANCE -- (7.1%)
    ABC Arbitrage                                                  131,264      946,615       0.0%
#   Accor SA                                                        62,634    3,124,675       0.0%
#   Actia Group                                                     49,902      382,643       0.0%
    Aeroports de Paris                                              32,769    5,517,158       0.0%
*   Air France-KLM                                                 960,299   15,036,043       0.1%
    Air Liquide SA                                                 199,811   25,440,690       0.1%
    Airbus SE                                                      147,121   15,096,822       0.1%
    Akka Technologies                                               26,725    1,611,653       0.0%
    Albioma SA                                                      74,172    1,768,101       0.0%
    Alstom SA                                                      344,050   13,918,979       0.1%
    Altamir                                                         37,341      673,333       0.0%
    Alten SA                                                       112,476    9,843,492       0.0%
    Altran Technologies SA                                         675,309   12,489,688       0.1%
    Amundi SA                                                       67,288    5,702,734       0.0%
#*  Antalis International SAS                                       43,462      105,803       0.0%
    April SA                                                        24,454      407,258       0.0%
#*  Archos                                                          86,942       71,889       0.0%
    Arkema SA                                                      330,846   41,796,218       0.2%
#   Assystem                                                        45,716    1,768,923       0.0%
    Atos SE                                                        224,779   34,911,711       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FRANCE -- (Continued)
    Aubay                                                           33,225 $ 1,337,551       0.0%
    AXA SA                                                       1,232,309  37,201,422       0.2%
    AXA SA Sponsored ADR                                           404,668  12,220,974       0.1%
    Axway Software SA                                               20,458     562,500       0.0%
    Bastide le Confort Medical                                       6,259     337,143       0.0%
    Beneteau SA                                                     86,682   1,559,450       0.0%
*   Bigben Interactive                                              36,683     576,331       0.0%
    BioMerieux                                                      86,754   6,804,714       0.0%
    BNP Paribas SA                                               1,046,818  81,703,533       0.3%
    Boiron SA                                                       20,170   1,821,117       0.0%
    Bollore SA                                                   1,484,650   7,171,735       0.0%
    Bonduelle SCA                                                   64,256   3,032,709       0.0%
#   Bourbon Corp.                                                   30,117     269,080       0.0%
    Bouygues SA                                                    626,743  30,079,696       0.1%
    Bureau Veritas SA                                              275,167   7,368,496       0.0%
    Burelle SA                                                         125     186,805       0.0%
    Capgemini SE                                                   169,201  20,555,210       0.1%
#   Carrefour SA                                                 1,291,739  25,996,762       0.1%
#   Casino Guichard Perrachon SA                                   211,638  12,084,410       0.1%
#   Catering International Services                                  1,341      26,791       0.0%
*   Cegedim SA                                                       6,183     240,647       0.0%
*   CGG SA Sponsored ADR                                               675       3,254       0.0%
    Chargeurs SA(5021318)                                           93,864   2,647,824       0.0%
*   Chargeurs SA(BDH48T0)                                            1,142      30,623       0.0%
    Christian Dior SE                                               25,611   8,790,627       0.0%
    Cie de Saint-Gobain                                            510,205  29,914,799       0.1%
    Cie des Alpes                                                   25,768     817,319       0.0%
    Cie Generale des Etablissements Michelin                       509,793  73,790,679       0.3%
    Cie Plastic Omnium SA                                          364,821  15,212,133       0.1%
    CNP Assurances                                                 277,964   6,466,136       0.0%
*   Coface SA                                                      134,333   1,467,760       0.0%
    Credit Agricole SA                                             974,177  17,002,519       0.1%
    Danone SA                                                      280,764  22,947,162       0.1%
    Danone SA Sponsored ADR                                         36,386     598,186       0.0%
    Dassault Aviation SA                                               951   1,482,823       0.0%
    Dassault Systemes SE                                            66,959   7,108,121       0.0%
    Dassault Systemes SE Sponsored ADR                              10,986   1,167,043       0.0%
    Derichebourg SA                                                669,888   7,142,916       0.0%
    Devoteam SA                                                     18,485   1,727,424       0.0%
    Edenred                                                        488,244  14,075,411       0.1%
    Eiffage SA                                                     262,332  27,402,048       0.1%
#   Electricite de France SA                                     1,511,938  19,787,983       0.1%
    Electricite de Strasbourg SA                                       606      88,166       0.0%
    Elior Group SA                                                 532,562  15,123,821       0.1%
#   Elis SA                                                        164,357   4,285,144       0.0%
#   Engie SA                                                     3,023,845  51,109,179       0.2%
*   Eramet                                                          32,026   2,637,596       0.0%
    Essilor International SA                                       114,537  14,500,691       0.1%
*   Esso SA Francaise                                                8,756     597,782       0.0%
    Euler Hermes Group                                              32,909   3,817,819       0.0%
    Eurofins Scientific SE                                          15,478   9,682,357       0.0%
    Euronext NV                                                    173,648  10,313,074       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FRANCE -- (Continued)
    Europcar Groupe SA                                              40,573 $   580,258       0.0%
#   Eutelsat Communications SA                                     620,766  15,548,928       0.1%
    Exel Industries Class A                                          4,834     642,724       0.0%
    Faurecia                                                       352,644  25,635,578       0.1%
    Fleury Michon SA                                                 3,536     208,971       0.0%
*   Fnac Darty SA                                                   39,791   3,760,818       0.0%
*   Fnac Darty SA                                                   12,150   1,150,222       0.0%
    Gaumont SA                                                         768      89,100       0.0%
#   Gaztransport Et Technigaz SA                                    64,577   3,160,729       0.0%
    GEA                                                                 98      10,272       0.0%
    GL Events                                                       40,677   1,239,193       0.0%
    Groupe Crit                                                     20,698   1,953,293       0.0%
    Groupe Eurotunnel SE                                           829,659  10,426,181       0.1%
#*  Groupe Gorge                                                    12,636     283,284       0.0%
    Groupe Open                                                     19,427     656,153       0.0%
    Guerbet                                                         31,835   2,866,070       0.0%
    Haulotte Group SA                                               46,898     854,670       0.0%
    HERIGE SADCS                                                       811      35,987       0.0%
    Hermes International                                             6,014   3,121,914       0.0%
#*  HiPay Group SA                                                   7,567     119,666       0.0%
*   ID Logistics Group                                               3,241     556,460       0.0%
    Iliad SA                                                        19,333   4,825,881       0.0%
    Imerys SA                                                       86,869   7,909,919       0.0%
    Ingenico Group SA                                              196,357  19,067,906       0.1%
    Interparfums SA                                                 19,954     743,869       0.0%
    Ipsen SA                                                        64,502   7,798,776       0.0%
    IPSOS                                                          163,581   6,045,846       0.0%
    Jacquet Metal Service                                           62,258   2,013,287       0.0%
    JCDecaux SA                                                     78,171   2,990,367       0.0%
    Kaufman & Broad SA                                              25,740   1,137,410       0.0%
    Kering                                                          20,005   9,174,398       0.0%
    Korian SA                                                      121,477   3,947,780       0.0%
    L'Oreal SA                                                      69,285  15,420,306       0.1%
    Lagardere SCA                                                  661,733  21,791,670       0.1%
    Laurent-Perrier                                                  2,478     232,396       0.0%
    Le Belier                                                        1,806      99,179       0.0%
    Le Noble Age                                                    26,274   1,842,008       0.0%
    Lectra                                                          43,965   1,286,564       0.0%
    Legrand SA                                                     170,608  12,660,900       0.1%
    Linedata Services                                               10,467     477,328       0.0%
    LISI                                                            94,964   4,359,186       0.0%
    LVMH Moet Hennessy Louis Vuitton SE                            101,739  30,344,986       0.1%
    Maisons France Confort SA                                        4,083     285,228       0.0%
    Manitou BF SA                                                   25,394   1,006,181       0.0%
    Manutan International                                            2,179     214,941       0.0%
    Mersen SA                                                       50,490   2,216,039       0.0%
#*  METabolic EXplorer SA                                           92,087     238,188       0.0%
    Metropole Television SA                                        119,222   2,756,255       0.0%
    MGI Coutier                                                     68,641   2,786,911       0.0%
    Mr Bricolage                                                     8,989     176,324       0.0%
    Natixis SA                                                   1,465,565  11,493,170       0.1%
#*  Naturex                                                         12,882   1,462,975       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FRANCE -- (Continued)
    Neopost SA                                                     146,353 $ 5,394,663       0.0%
    Nexans SA                                                      177,570  11,621,493       0.1%
    Nexity SA                                                      111,998   6,883,638       0.0%
#*  Nicox                                                           29,469     301,625       0.0%
*   NRJ Group                                                       60,571     764,581       0.0%
    Oeneo SA                                                        91,434   1,007,716       0.0%
#*  Onxeo SA(BPFJVR0)                                               12,362      20,484       0.0%
#*  Onxeo SA(B04P0G6)                                               94,000     155,521       0.0%
    Orange SA                                                    2,984,136  49,022,418       0.2%
    Orange SA Sponsored ADR                                        206,198   3,381,647       0.0%
    Orpea                                                           90,705  10,867,261       0.1%
#*  Parrot SA                                                       33,846     421,983       0.0%
    PCAS                                                             7,838     154,525       0.0%
#   Pernod Ricard SA                                                27,272   4,089,268       0.0%
    Peugeot SA                                                   1,630,538  38,685,414       0.2%
#*  Pierre & Vacances SA                                            22,658   1,211,797       0.0%
    Plastivaloire                                                   80,705   2,066,638       0.0%
    PSB Industries SA                                                  793      43,873       0.0%
    Publicis Groupe SA                                             192,560  12,534,271       0.1%
    Publicis Groupe SA ADR                                          97,524   1,591,104       0.0%
    Rallye SA                                                      148,721   2,542,609       0.0%
#*  Recylex SA                                                      16,732     274,780       0.0%
    Remy Cointreau SA                                                2,285     296,778       0.0%
    Renault SA                                                     377,780  37,461,868       0.2%
    Rexel SA                                                     1,268,359  22,617,404       0.1%
    Robertet SA                                                        931     435,409       0.0%
    Rothschild & Co.                                                 3,527     126,664       0.0%
    Rubis SCA                                                      232,963  14,619,037       0.1%
    Safran SA                                                      123,574  13,015,095       0.1%
    Samse SA                                                           546      99,913       0.0%
    Sanofi                                                         514,628  48,728,347       0.2%
    Sanofi ADR                                                     488,567  23,099,448       0.1%
    Sartorius Stedim Biotech                                        38,100   2,596,539       0.0%
    Savencia SA                                                     14,073   1,344,274       0.0%
    Schneider Electric SE(4834108)                                 314,952  27,672,053       0.1%
    Schneider Electric SE(B11BPS1)                                  19,869   1,750,732       0.0%
    SCOR SE                                                        423,254  17,570,721       0.1%
    SEB SA                                                          69,717  12,992,141       0.1%
    Seche Environnement SA                                           3,292     119,264       0.0%
#*  Sequana SA                                                     217,310     202,543       0.0%
    SES SA                                                       1,174,977  19,109,804       0.1%
    Societe BIC SA                                                  25,758   2,719,806       0.0%
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco     1,930      94,455       0.0%
    Societe Generale SA                                            796,422  44,324,446       0.2%
    Societe Marseillaise du Tunnel Prado-Carenage SA                 7,833     197,952       0.0%
    Sodexo SA()                                                      8,908   1,133,630       0.0%
    Sodexo SA(7062713)                                              54,034   6,874,355       0.0%
    Sodexo SA Sponsored ADR                                         19,000     483,550       0.0%
    Sogeclair                                                          221      11,708       0.0%
*   SOITEC                                                          50,586   3,980,897       0.0%
#*  Solocal Group                                                1,695,604   1,876,033       0.0%
    Somfy SA                                                        13,830   1,400,785       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
FRANCE -- (Continued)
    Sopra Steria Group                                              70,926 $   13,305,289       0.1%
    SPIE SA                                                        200,901      5,285,987       0.0%
*   Stallergenes Greer P.L.C.                                        1,425         73,039       0.0%
#*  Ste Industrielle d'Aviation Latecoere SA                       261,227      1,655,030       0.0%
    Stef SA                                                         18,954      2,095,232       0.0%
    STMicroelectronics NV(5962332)                               1,333,520     31,392,827       0.1%
    STMicroelectronics NV(2430025)                                 348,213      8,207,380       0.0%
    Suez                                                           601,634     10,580,637       0.1%
    Sword Group                                                     21,236        870,898       0.0%
    Synergie SA                                                     38,442      2,082,188       0.0%
    Tarkett SA                                                     114,111      4,854,126       0.0%
    Technicolor SA                                                 597,362      2,116,809       0.0%
    Technicolor SA Sponsored ADR                                     4,360         15,325       0.0%
    Teleperformance                                                206,991     30,229,810       0.1%
    Television Francaise 1                                         367,879      5,230,353       0.0%
#   Tessi SA                                                         2,135        431,777       0.0%
    Thales SA                                                       82,563      8,604,173       0.0%
    Thermador Groupe                                                 3,093        378,066       0.0%
    Total Gabon                                                        203         33,254       0.0%
    Total SA                                                     1,539,718     85,820,945       0.3%
    Total SA Sponsored ADR                                         482,883     26,906,260       0.1%
*   Touax SA                                                           837         13,180       0.0%
    Trigano SA                                                      31,669      5,110,500       0.0%
*   Ubisoft Entertainment SA                                       363,647     27,746,130       0.1%
    Union Financiere de France BQE SA                                1,141         43,183       0.0%
    Valeo SA                                                       342,225     23,170,053       0.1%
#*  Vallourec SA                                                 1,621,744      8,869,979       0.0%
#*  Valneva SE                                                     124,591        403,439       0.0%
    Veolia Environnement SA                                        345,913      8,194,886       0.0%
    Veolia Environnement SA ADR                                     45,884      1,088,827       0.0%
    Vicat SA                                                        56,108      4,339,980       0.0%
    VIEL & Cie SA                                                   50,850        316,568       0.0%
    Vilmorin & Cie SA                                               22,387      2,155,825       0.0%
#   Vinci SA                                                       286,872     28,107,019       0.1%
*   Virbac SA                                                        7,312        941,450       0.0%
    Vivendi SA                                                     456,263     11,329,822       0.1%
    Vranken-Pommery Monopole SA                                      3,897        109,389       0.0%
*   Worldline SA                                                    50,520      2,470,366       0.0%
    Zodiac Aerospace                                               227,337      6,497,925       0.0%
                                                                           --------------       ---
TOTAL FRANCE                                                                1,894,267,454       7.4%
                                                                           --------------       ---
GERMANY -- (7.1%)
    Aareal Bank AG                                                 323,766     13,461,344       0.1%
    Adidas AG                                                       82,205     18,297,435       0.1%
#*  Adler Modemaerkte AG                                            37,386        253,803       0.0%
#*  ADLER Real Estate AG                                            76,048      1,178,349       0.0%
    ADO Properties SA                                                7,719        381,607       0.0%
#*  ADVA Optical Networking SE                                     142,680        896,035       0.0%
*   AIXTRON SE                                                     269,746      4,210,882       0.0%
    All for One Steeb AG                                               523         37,054       0.0%
    Allgeier SE                                                      2,678         71,021       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
GERMANY -- (Continued)
    Allianz SE                                                     244,024 $ 56,969,551       0.2%
    Allianz SE Sponsored ADR                                       829,638   19,413,861       0.1%
    Amadeus Fire AG                                                 16,806    1,540,678       0.0%
*   AS Creation Tapeten                                                906       22,823       0.0%
    Atoss Software AG                                                  290       24,659       0.0%
    Aurubis AG                                                     137,248   11,246,978       0.1%
    Axel Springer SE                                               182,301   12,274,338       0.1%
    BASF SE                                                      1,224,687  133,923,595       0.5%
    Basler AG                                                        3,117      634,693       0.0%
    Bauer AG                                                        48,389    1,566,139       0.0%
    Bayer AG                                                       336,584   43,782,449       0.2%
    Bayer AG Sponsored ADR                                          41,308    1,343,749       0.0%
    Bayerische Motoren Werke AG                                    588,367   60,343,059       0.2%
    BayWa AG                                                        44,190    1,726,980       0.0%
    Bechtle AG                                                      69,678    5,576,745       0.0%
    Beiersdorf AG                                                   35,671    4,012,647       0.0%
#   Bertrandt AG                                                    19,352    1,825,752       0.0%
    Bijou Brigitte AG                                                9,986      626,500       0.0%
#   Bilfinger SE                                                   127,769    5,154,761       0.0%
#   Biotest AG                                                      16,731      529,238       0.0%
    Borussia Dortmund GmbH & Co. KGaA                              368,291    3,063,933       0.0%
    Brenntag AG                                                    155,818    8,840,440       0.0%
    CANCOM SE                                                       40,035    2,957,557       0.0%
    Carl Zeiss Meditec AG                                           50,771    2,707,274       0.0%
    CECONOMY AG                                                    601,154    7,846,820       0.0%
    CENIT AG                                                        23,943      566,553       0.0%
    CENTROTEC Sustainable AG                                        32,032      692,922       0.0%
    Cewe Stiftung & Co. KGAA                                        28,274    2,772,210       0.0%
    Comdirect Bank AG                                              109,710    1,520,832       0.0%
*   Commerzbank AG                                               1,929,690   26,741,824       0.1%
    CompuGroup Medical SE                                           75,564    4,350,805       0.0%
*   Constantin Medien AG                                           139,786      309,422       0.0%
    Continental AG                                                 172,382   43,870,201       0.2%
    Covestro AG                                                     64,923    6,241,019       0.0%
    CropEnergies AG                                                107,515    1,138,885       0.0%
    CTS Eventim AG & Co. KGaA                                      129,290    5,347,755       0.0%
    Daimler AG                                                   1,485,860  124,048,726       0.5%
    Data Modul AG                                                    2,305      206,090       0.0%
#   Delticom AG                                                      7,604      113,412       0.0%
    Deutsche Bank AG(5750355)                                      789,392   12,937,492       0.1%
    Deutsche Bank AG(D18190898)                                  1,493,279   24,295,649       0.1%
    Deutsche Beteiligungs AG                                        43,225    2,197,602       0.0%
    Deutsche Boerse AG                                              87,885    9,101,797       0.0%
#   Deutsche EuroShop AG                                           124,592    4,553,794       0.0%
    Deutsche Lufthansa AG                                        1,220,589   39,214,896       0.2%
    Deutsche Pfandbriefbank AG                                      89,716    1,291,301       0.0%
    Deutsche Post AG                                               671,791   30,794,953       0.1%
    Deutsche Telekom AG                                          4,893,747   88,612,620       0.4%
    Deutsche Telekom AG Sponsored ADR                              512,237    9,186,458       0.0%
#   Deutsche Wohnen SE                                             365,283   15,634,248       0.1%
    Deutz AG                                                       286,371    2,425,986       0.0%
*   Dialog Semiconductor P.L.C.                                    275,710   13,774,838       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
GERMANY -- (Continued)
    DIC Asset AG                                                   137,803 $ 1,620,473       0.0%
    Diebold Nixdorf AG                                               9,637     808,250       0.0%
    DMG Mori AG                                                     28,128   1,628,640       0.0%
    Dr Hoenle AG                                                    13,336     617,892       0.0%
    Draegerwerk AG & Co. KGaA                                        8,030     712,604       0.0%
    Drillisch AG                                                   108,758   7,715,426       0.0%
#   Duerr AG                                                        85,654  11,853,634       0.1%
    E.ON SE                                                      5,371,567  63,623,173       0.3%
    Eckert & Ziegler AG                                              9,236     391,173       0.0%
    EDAG Engineering Group AG                                          650      10,122       0.0%
    Elmos Semiconductor AG                                          49,061   1,383,244       0.0%
#   ElringKlinger AG                                               133,618   2,336,888       0.0%
*   Euromicron AG                                                   12,778     129,801       0.0%
    Evonik Industries AG                                           210,594   7,660,546       0.0%
*   Evotec AG                                                      150,502   3,202,628       0.0%
    Fielmann AG                                                     47,933   4,211,777       0.0%
*   First Sensor AG                                                 12,275     302,371       0.0%
    Francotyp-Postalia Holding AG Class A                            9,306      52,976       0.0%
    Fraport AG Frankfurt Airport Services Worldwide                110,166  10,468,377       0.1%
    Freenet AG                                                     394,510  13,211,306       0.1%
    Fresenius Medical Care AG & Co. KGaA                           246,513  23,867,869       0.1%
    Fresenius Medical Care AG & Co. KGaA ADR                        48,688   2,355,525       0.0%
    Fresenius SE & Co. KGaA                                        594,150  49,739,988       0.2%
    Fuchs Petrolub SE                                               38,903   1,937,337       0.0%
#   GEA Group AG                                                   316,588  15,293,582       0.1%
    Gerresheimer AG                                                145,849  11,665,910       0.1%
    Gerry Weber International AG                                    85,710   1,065,338       0.0%
    Gesco AG                                                        19,607     698,871       0.0%
    GFT Technologies SE                                             35,183     528,373       0.0%
#   Grammer AG                                                      62,985   3,659,492       0.0%
    GRENKE AG                                                       24,774   2,426,155       0.0%
*   H&R GmbH & Co. KGaA                                             60,054   1,063,079       0.0%
    Hamburger Hafen und Logistik AG                                157,751   5,037,895       0.0%
    Hannover Rueck SE                                               72,528   9,126,984       0.0%
*   Hapag-Lloyd AG                                                  11,550     507,557       0.0%
    HeidelbergCement AG                                            202,418  20,713,342       0.1%
*   Heidelberger Druckmaschinen AG                               1,850,363   7,397,219       0.0%
    Hella GmbH & Co KGaA                                           226,464  13,679,280       0.1%
    Henkel AG & Co. KGaA                                            23,025   2,903,986       0.0%
*   Highlight Communications AG                                     35,442     207,151       0.0%
#   Hochtief AG                                                     70,173  12,395,610       0.1%
*   HolidayCheck Group AG                                           60,713     200,745       0.0%
    Hornbach Baumarkt AG                                            21,740     793,816       0.0%
    Hugo Boss AG                                                   212,535  19,008,996       0.1%
    Indus Holding AG                                                58,195   4,081,751       0.0%
    Infineon Technologies AG                                       539,614  14,924,655       0.1%
    Infineon Technologies AG ADR                                   340,602   9,457,496       0.0%
    Innogy SE                                                      172,036   8,000,698       0.0%
    Isra Vision AG                                                   8,936   1,738,803       0.0%
    Jenoptik AG                                                    137,438   4,632,254       0.0%
#   K+S AG                                                         762,197  18,530,364       0.1%
    KION Group AG                                                  246,957  19,788,084       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
GERMANY -- (Continued)
    Kloeckner & Co. SE                                             399,180 $ 4,707,562       0.0%
    Koenig & Bauer AG                                               72,671   5,657,954       0.0%
#   Krones AG                                                       42,754   5,409,183       0.0%
    KSB AG                                                             214     116,010       0.0%
    KWS Saat SE                                                      4,391   1,849,995       0.0%
    Lanxess AG                                                     414,391  32,491,825       0.1%
    LEG Immobilien AG                                              197,464  20,114,565       0.1%
    Leifheit AG                                                     27,028     961,118       0.0%
    Leoni AG                                                       164,753  10,961,514       0.1%
*   Linde AG                                                       109,174  23,520,328       0.1%
#*  LPKF Laser & Electronics AG                                     36,039     369,925       0.0%
    MAN SE                                                          34,049   3,770,273       0.0%
#*  Manz AG                                                         14,371     641,169       0.0%
    MasterFlex SE                                                      338       3,153       0.0%
*   Mediclin AG                                                     12,692      83,580       0.0%
#*  Medigene AG                                                     29,598     442,793       0.0%
    Merck KGaA                                                      68,420   7,340,979       0.0%
*   METRO AG                                                       828,692  15,708,909       0.1%
    MLP SE                                                         150,773   1,042,664       0.0%
    MTU Aero Engines AG                                            209,575  35,464,595       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                   97,670  21,927,127       0.1%
    Nemetschek SE                                                   43,933   3,928,103       0.0%
    Nexus AG                                                         4,392     133,697       0.0%
#*  Nordex SE                                                      158,594   1,647,043       0.0%
    Norma Group SE                                                 170,608  11,627,568       0.1%
    OHB SE                                                          26,545   1,293,721       0.0%
    OSRAM Licht AG                                                 246,478  18,872,757       0.1%
#   paragon AG                                                       8,965     779,914       0.0%
*   Patrizia Immobilien AG                                         227,957   4,828,690       0.0%
    Pfeiffer Vacuum Technology AG                                   19,738   3,169,099       0.0%
    PNE Wind AG                                                    306,835     924,040       0.0%
    Progress-Werk Oberkirch AG                                       3,776     213,285       0.0%
#   ProSiebenSat.1 Media SE                                        327,262  11,527,370       0.1%
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                                        3,562      79,794       0.0%
    Puma SE                                                          4,924   2,224,133       0.0%
*   PVA TePla AG                                                     8,269      65,417       0.0%
    QIAGEN NV                                                      193,425   6,562,274       0.0%
#   QSC AG                                                         492,485     984,663       0.0%
    R Stahl AG                                                       3,704     137,480       0.0%
    Rational AG                                                      6,766   4,464,062       0.0%
    Rheinmetall AG                                                 225,771  26,814,453       0.1%
    RHOEN-KLINIKUM AG                                               93,640   3,270,288       0.0%
#   RIB Software SE                                                 88,868   2,192,217       0.0%
    RTL Group SA                                                    27,234   2,023,503       0.0%
*   RWE AG                                                       1,919,080  48,253,072       0.2%
#   S&T AG                                                         104,998   2,031,790       0.0%
    SAF-Holland SA                                                 137,465   2,728,849       0.0%
#   Salzgitter AG                                                  164,708   7,968,984       0.0%
    SAP SE                                                         121,724  13,908,485       0.1%
    SAP SE Sponsored ADR                                            52,887   6,039,695       0.0%
#*  Schaltbau Holding AG                                            16,995     594,442       0.0%
    Scout24 AG                                                       8,084     324,060       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
GERMANY -- (Continued)
#   Secunet Security Networks AG                                     1,609 $      157,214       0.0%
#*  SGL Carbon SE                                                  107,338      1,692,888       0.0%
    SHW AG                                                          30,016      1,193,286       0.0%
    Siemens AG                                                     173,969     24,987,638       0.1%
    Siemens AG Sponsored ADR                                       234,786     16,909,288       0.1%
*   Siltronic AG                                                    34,734      5,183,969       0.0%
    Sixt Leasing SE                                                 16,533        365,410       0.0%
    Sixt SE                                                         68,280      6,391,012       0.0%
#   SMA Solar Technology AG                                         34,238      1,593,626       0.0%
*   SMT Scharf AG                                                    4,136         63,259       0.0%
#   Softing AG                                                       4,181         44,766       0.0%
    Software AG                                                    167,487      8,513,370       0.0%
*   Solartech International Holdings, Ltd.                       1,920,000        176,235       0.0%
    Stabilus SA                                                     19,275      1,760,272       0.0%
#   Stroeer SE & Co. KGaA                                           61,440      3,929,319       0.0%
    Suedzucker AG                                                  315,302      6,248,301       0.0%
*   SUESS MicroTec SE                                               94,269      1,814,612       0.0%
    Surteco SE                                                      25,506        764,681       0.0%
#   Symrise AG                                                     149,915     11,682,348       0.1%
    TAG Immobilien AG                                              377,815      6,513,480       0.0%
    Takkt AG                                                       146,923      3,053,113       0.0%
*   Talanx AG                                                      153,336      6,033,379       0.0%
#   Technotrans AG                                                  14,019        813,921       0.0%
*   Tele Columbus AG                                                23,636        246,505       0.0%
#   Telefonica Deutschland Holding AG                            1,028,740      5,247,458       0.0%
    ThyssenKrupp AG                                                251,989      6,759,882       0.0%
    TLG Immobilien AG                                               70,609      1,637,831       0.0%
#*  Tom Tailor Holding SE                                          133,689      1,378,950       0.0%
    Traffic Systems SE                                                 650         14,772       0.0%
#   Uniper SE                                                      749,667     21,064,583       0.1%
    United Internet AG                                             161,055     10,214,168       0.1%
    VERBIO Vereinigte BioEnergie AG                                102,262        960,481       0.0%
    Volkswagen AG                                                   66,708     12,457,560       0.1%
    Vonovia SE                                                     275,027     12,148,902       0.1%
*   Vossloh AG                                                      27,664      1,752,560       0.0%
#   VTG AG                                                          60,260      3,480,150       0.0%
    Wacker Chemie AG                                                78,727     12,295,569       0.1%
    Wacker Neuson SE                                               105,090      3,422,902       0.0%
    Washtec AG                                                      50,600      4,481,604       0.0%
    Wirecard AG                                                     31,196      3,099,325       0.0%
    Wuestenrot & Wuerttembergische AG                                4,717        126,652       0.0%
    XING SE                                                          8,212      2,439,645       0.0%
#*  Zalando SE                                                      32,986      1,660,554       0.0%
    Zeal Network SE                                                 39,999      1,074,904       0.0%
                                                                           --------------       ---
TOTAL GERMANY                                                               1,916,103,058       7.5%
                                                                           --------------       ---
HONG KONG -- (2.7%)
#*  13 Holdings, Ltd. (The)                                        511,500         59,664       0.0%
    Aeon Stores Hong Kong Co., Ltd.                                 32,000         23,147       0.0%
    Agritrade Resources, Ltd.                                    2,765,000        715,747       0.0%
    AIA Group, Ltd.                                              6,813,400     51,342,233       0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HONG KONG -- (Continued)
    Alco Holdings, Ltd.                                             504,000 $   117,744       0.0%
    Allied Group, Ltd.                                               76,000     467,088       0.0%
#   Allied Properties HK, Ltd.                                    3,898,393     830,253       0.0%
    Alltronics Holdings, Ltd.                                       559,800     194,395       0.0%
*   Anxian Yuan China Holdings, Ltd.                              3,140,000      49,943       0.0%
#*  APAC Resources, Ltd.                                            169,686      24,361       0.0%
*   Applied Development Holdings, Ltd.                            3,310,000     229,292       0.0%
    APT Satellite Holdings, Ltd.                                  1,537,250     735,459       0.0%
    Arts Optical International Hldgs, Ltd.                           70,000      23,366       0.0%
    Asia Financial Holdings, Ltd.                                   400,000     238,607       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.                162,000     149,580       0.0%
    Asia Standard International Group, Ltd.                         975,561     261,336       0.0%
    ASM Pacific Technology, Ltd.                                    535,600   7,814,647       0.1%
    Associated International Hotels, Ltd.                            79,000     259,159       0.0%
*   Auto Italia Holdings                                          2,475,000      49,511       0.0%
#   Bank of East Asia, Ltd. (The)                                 1,897,024   8,324,095       0.1%
    BeijingWest Industries International, Ltd.                    1,032,400     191,978       0.0%
    BOC Aviation, Ltd.                                              285,700   1,536,449       0.0%
    BOC Hong Kong Holdings, Ltd.                                  4,333,000  20,647,443       0.1%
    BOE Varitronix, Ltd.                                          1,370,000   1,003,091       0.0%
#*  Bonjour Holdings, Ltd.                                        5,884,000     230,154       0.0%
    Bossini International Holdings, Ltd.                          2,184,000     130,227       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.             2,690,000     852,495       0.0%
#*  Brightoil Petroleum Holdings, Ltd.                            9,893,000   1,902,159       0.0%
*   Brockman Mining, Ltd.                                         2,850,520      37,612       0.0%
*   Burwill Holdings, Ltd.                                       12,783,600     565,963       0.0%
    Cafe de Coral Holdings, Ltd.                                    872,000   2,683,164       0.0%
*   Cash Financial Services Group, Ltd.                           1,596,000      51,172       0.0%
#*  Cathay Pacific Airways, Ltd.                                  5,285,000   9,041,231       0.1%
    CCT Fortis Holdings, Ltd.                                       216,000      26,555       0.0%
*   CCT Land Holdings, Ltd.                                      15,680,000      20,077       0.0%
#   Century City International Holdings, Ltd.                     1,112,000     105,584       0.0%
    CGN Mining Co., Ltd.                                          1,600,000     116,872       0.0%
    Chen Hsong Holdings                                             360,000     107,700       0.0%
    Cheuk Nang Holdings, Ltd.                                       109,590      70,680       0.0%
    Chevalier International Holdings, Ltd.                          130,276     215,313       0.0%
*   China Best Group Holding, Ltd.                                5,100,000      74,575       0.0%
*   China Chuanglian Education Financial Group, Ltd.              2,472,000      48,017       0.0%
    China Display Optoelectronics Technology Holdings, Ltd.         952,000     139,299       0.0%
*   China Energy Development Holdings, Ltd.                      33,734,000     401,475       0.0%
    China Flavors & Fragrances Co., Ltd.                            981,350     261,500       0.0%
*   China Fortune Financial Group, Ltd.                           3,118,000      82,310       0.0%
*   China Healthcare Enterprise Group, Ltd.                       5,836,000     291,465       0.0%
#*  China LNG Group, Ltd.                                         3,452,000     575,466       0.0%
*   China Ludao Technology Co., Ltd.                                404,000      84,464       0.0%
*   China Medical & Healthcare Group, Ltd.                        1,040,000      38,092       0.0%
    China Motor Bus Co., Ltd.                                         6,800      88,167       0.0%
#*  China Smarter Energy Group Holdings, Ltd.                     1,462,000     108,740       0.0%
*   China Soft Power Technology Holdings, Ltd.                    2,599,301      45,716       0.0%
*   China Solar Energy Holdings, Ltd.                             1,033,500       4,471       0.0%
*   China Star Entertainment, Ltd.                                1,722,000     139,135       0.0%
#*  China Strategic Holdings, Ltd.                               20,810,000     309,709       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HONG KONG -- (Continued)
    China Ting Group Holdings, Ltd.                               1,862,000 $    96,746       0.0%
#   Chinese Estates Holdings, Ltd.                                  260,500     443,519       0.0%
*   Chinlink International Holdings, Ltd.                           634,800      90,446       0.0%
    Chow Sang Sang Holdings International, Ltd.                   1,248,000   2,721,786       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                           1,974,000   2,063,347       0.0%
    Chuang's China Investments, Ltd.                              3,564,219     292,561       0.0%
    Chuang's Consortium International, Ltd.                       3,823,553     893,047       0.0%
    CITIC Telecom International Holdings, Ltd.                    8,345,000   2,386,449       0.0%
    CK Asset Holdings, Ltd.                                       1,112,908   9,159,045       0.1%
    CK Hutchison Holdings, Ltd.                                   3,807,408  48,360,585       0.2%
    CK Infrastructure Holdings, Ltd.                                671,045   5,842,838       0.0%
#   CK Life Sciences Intl Holdings, Inc.                         11,806,000     907,629       0.0%
    CLP Holdings, Ltd.                                              737,500   7,506,226       0.0%
#   CMBC Capital Holdings, Ltd.                                  11,200,000     978,373       0.0%
*   CMMB Vision Holdings, Ltd.                                    7,452,000     358,492       0.0%
    CNQC International Holdings, Ltd.                             2,660,000     968,711       0.0%
    CNT Group, Ltd.                                                 648,000      29,898       0.0%
#*  Common Splendor International Health Industry Group, Ltd.     4,378,000     404,241       0.0%
*   Continental Holdings, Ltd.                                      440,000       6,420       0.0%
#   Convenience Retail Asia, Ltd.                                    30,000      13,840       0.0%
#*  Convoy Global Holdings, Ltd.                                 25,290,000     613,176       0.0%
#   Cowell e Holdings, Inc.                                       2,175,000   1,069,811       0.0%
*   CP Lotus Corp.                                                1,420,000      26,839       0.0%
*   Crocodile Garments                                            2,682,000     306,127       0.0%
    Cross-Harbour Holdings, Ltd. (The)                              206,000     329,602       0.0%
    CSI Properties, Ltd.                                         17,884,200     929,266       0.0%
*   CST Group, Ltd.                                              45,344,000     285,226       0.0%
#   CW Group Holdings, Ltd.                                       2,070,500     374,553       0.0%
    Dah Sing Banking Group, Ltd.                                  1,506,502   3,334,033       0.0%
    Dah Sing Financial Holdings, Ltd.                               693,244   4,658,647       0.0%
    Dickson Concepts International, Ltd.                            361,000     140,740       0.0%
    Eagle Nice International Holdings, Ltd.                       1,088,000     537,299       0.0%
    EcoGreen International Group, Ltd.                              270,240      54,735       0.0%
    Emperor Capital Group, Ltd.                                  13,782,000   1,185,378       0.0%
    Emperor Entertainment Hotel, Ltd.                             2,560,000     620,239       0.0%
    Emperor International Holdings, Ltd.                          5,946,416   2,104,403       0.0%
    Emperor Watch & Jewellery, Ltd.                              16,180,000     810,448       0.0%
#   Enerchina Holdings, Ltd.                                     27,907,500     569,676       0.0%
*   ENM Holdings, Ltd.                                            1,404,000      87,309       0.0%
#*  Esprit Holdings, Ltd.                                         6,689,813   4,047,901       0.0%
*   eSun Holdings, Ltd.                                             923,000     166,947       0.0%
*   Eternity Investment, Ltd.                                       520,000      15,266       0.0%
#   Fairwood Holdings, Ltd.                                         177,000     707,969       0.0%
    Far East Consortium International, Ltd.                       5,991,872   3,272,871       0.0%
*   Far East Holdings International, Ltd.                           738,000      83,376       0.0%
#   FIH Mobile, Ltd.                                              9,169,000   2,879,212       0.0%
    First Pacific Co., Ltd.                                       8,921,756   6,798,020       0.0%
*   First Shanghai Investments, Ltd.                              2,408,000     327,686       0.0%
    Fountain SET Holdings, Ltd.                                   3,490,000     523,469       0.0%
    Four Seas Mercantile Holdings, Ltd.                              36,000      16,427       0.0%
*   Freeman FinTech Corp., Ltd.                                   5,520,000     322,185       0.0%
    Fulum Group Holdings, Ltd.                                       88,000      11,281       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
HONG KONG -- (Continued)
#   Future Bright Holdings, Ltd.                                   1,410,000 $   130,202       0.0%
*   Future World Financial Holdings, Ltd.                            187,783       3,805       0.0%
*   G-Resources Group, Ltd.                                      114,628,200   1,513,511       0.0%
    Galaxy Entertainment Group, Ltd.                               1,604,000  10,938,278       0.1%
#*  GCL New Energy Holdings, Ltd.                                 26,320,000   1,924,106       0.0%
#   Genting Hong Kong, Ltd.                                          678,000     180,080       0.0%
    Get Nice Financial Group, Ltd.                                   530,824     153,202       0.0%
    Get Nice Holdings, Ltd.                                       23,121,000     993,850       0.0%
    Giordano International, Ltd.                                   7,984,000   4,513,879       0.0%
*   Global Brands Group Holding, Ltd.                             21,659,250   2,527,245       0.0%
#   Glorious Sun Enterprises, Ltd.                                 1,555,000     179,558       0.0%
    Gold Peak Industries Holdings, Ltd.                              605,000      63,970       0.0%
    Golden Resources Development International, Ltd.                 924,000      58,656       0.0%
#*  Good Resources Holdings, Ltd.                                  5,300,000     278,655       0.0%
    Goodbaby International Holdings, Ltd.                            272,000     148,596       0.0%
    Great Eagle Holdings, Ltd.                                       345,249   1,900,791       0.0%
    Guangnan Holdings, Ltd.                                        1,750,000     222,145       0.0%
    Guoco Group, Ltd.                                                  3,000      47,464       0.0%
#   Guotai Junan International Holdings, Ltd.                     12,507,000   3,998,556       0.0%
#   Haitong International Securities Group, Ltd.                   6,355,541   3,604,744       0.0%
    Hang Lung Group, Ltd.                                          2,029,000   7,129,248       0.0%
    Hang Lung Properties, Ltd.                                     3,222,000   7,398,597       0.0%
    Hang Seng Bank, Ltd.                                             417,900   9,905,468       0.1%
    Hanison Construction Holdings, Ltd.                              513,496      95,505       0.0%
*   Hao Tian Development Group, Ltd.                              10,913,000     378,089       0.0%
    Harbour Centre Development, Ltd.                                 158,000     299,407       0.0%
    Henderson Land Development Co., Ltd.                           1,178,673   7,691,897       0.0%
    Henry Group Holdings, Ltd.                                       818,000     214,237       0.0%
#   HK Electric Investments & HK Electric Investments, Ltd.        2,691,000   2,480,263       0.0%
    HKBN, Ltd.                                                     1,633,500   1,658,608       0.0%
    HKR International, Ltd.                                        2,899,962   1,850,747       0.0%
    HKT Trust & HKT, Ltd.                                         10,569,000  12,897,091       0.1%
    Hon Kwok Land Investment Co., Ltd.                               234,000     155,047       0.0%
    Hong Kong & China Gas Co., Ltd.                                2,635,201   4,995,348       0.0%
#   Hong Kong Aircraft Engineering Co., Ltd.                         112,000     755,780       0.0%
#   Hong Kong Exchanges & Clearing, Ltd.                             399,563  11,133,518       0.1%
#   Hong Kong Ferry Holdings Co., Ltd.                               111,000     127,702       0.0%
    Hong Kong International Construction Investment Management
      Group Co., Ltd.                                                214,000      80,149       0.0%
    Hong Kong Shanghai Alliance Holdings, Ltd.                       196,000      21,877       0.0%
*   Hong Kong Television Network, Ltd.                             1,746,000     627,070       0.0%
    Hongkong & Shanghai Hotels, Ltd. (The)                         1,097,424   1,782,456       0.0%
    Hongkong Chinese, Ltd.                                         2,129,143     379,279       0.0%
    Hop Hing Group Holdings, Ltd.                                  3,792,000     113,271       0.0%
    Hopewell Holdings, Ltd.                                        1,459,500   5,613,610       0.0%
#*  Hsin Chong Group Holdings, Ltd.                                9,152,000     154,031       0.0%
*   Huan Yue Interactive Holdings, Ltd.                              279,000      30,414       0.0%
*   Huarong International Financial Holdings, Ltd.                    56,000      18,815       0.0%
#*  Huarong Investment Stock Corp., Ltd.                             270,000      36,060       0.0%
*   Huisheng International Holdings, Ltd.                            640,000      32,438       0.0%
    Hung Hing Printing Group, Ltd.                                 1,010,524     200,648       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.          7,758,000   2,785,375       0.0%
    Hysan Development Co., Ltd.                                      948,215   4,581,396       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
HONG KONG -- (Continued)
*   I-CABLE Communications, Ltd.                                   9,826,086 $   307,787       0.0%
#   IGG, Inc.                                                      2,611,000   3,505,512       0.0%
#*  Imagi International Holdings, Ltd.                               834,799      78,134       0.0%
    International Housewares Retail Co., Ltd.                        382,000      72,030       0.0%
*   International Standard Resources Holdings, Ltd.                8,763,750      52,830       0.0%
*   iOne Holdings, Ltd.                                            3,080,000      78,081       0.0%
    IPE Group, Ltd.                                                2,010,000     504,711       0.0%
#*  IRC, Ltd.                                                      5,544,800     181,476       0.0%
    IT, Ltd.                                                       2,461,087   1,275,032       0.0%
    ITC Properties Group, Ltd.                                     1,316,259     489,644       0.0%
    Johnson Electric Holdings, Ltd.                                1,815,750   7,325,834       0.0%
    Kader Holdings Co., Ltd.                                         462,000      60,974       0.0%
    Kam Hing International Holdings, Ltd.                             74,000       6,263       0.0%
*   Kantone Holdings, Ltd.                                           244,436      10,023       0.0%
    Karrie International Holdings, Ltd.                            1,050,000     153,520       0.0%
    Kerry Logistics Network, Ltd.                                  2,397,791   3,306,060       0.0%
    Kerry Properties, Ltd.                                         1,917,083   8,627,447       0.1%
    Kingmaker Footwear Holdings, Ltd.                              1,194,000     382,772       0.0%
#   Kingston Financial Group, Ltd.                                10,509,000   8,114,088       0.1%
    Kowloon Development Co., Ltd.                                  1,610,000   1,836,722       0.0%
*   Kwan On Holdings, Ltd.                                           700,000     123,089       0.0%
    L'Occitane International SA                                    1,463,750   2,781,185       0.0%
*   L'sea Resources International Holdings, Ltd.                   1,300,000      21,349       0.0%
    Lai Sun Development Co., Ltd.                                  1,243,393   2,248,275       0.0%
    Lam Soon Hong Kong, Ltd.                                          12,000      16,611       0.0%
#*  Landing International Development, Ltd.                      223,380,000   6,190,181       0.0%
*   LEAP Holdings Group, Ltd.                                        360,000       7,072       0.0%
*   Lerado Financial Group Co., Ltd.                                 740,000       9,040       0.0%
    Li & Fung, Ltd.                                               27,335,250  13,776,705       0.1%
    Lifestyle International Holdings, Ltd.                         1,894,000   2,597,139       0.0%
    Lippo China Resources, Ltd.                                   12,586,000     403,851       0.0%
    Lippo, Ltd.                                                      236,000     143,476       0.0%
    Liu Chong Hing Investment, Ltd.                                  822,000   1,412,732       0.0%
    Luk Fook Holdings International, Ltd.                          1,680,000   7,106,722       0.0%
    Luks Group Vietnam Holdings Co., Ltd.                            130,000      43,475       0.0%
    Lung Kee Bermuda Holdings                                        316,000     150,706       0.0%
#*  Macau Legend Development, Ltd.                                 6,955,000   1,115,585       0.0%
    Magnificent Hotel Investment, Ltd.                             4,616,000     139,217       0.0%
    Man Wah Holdings, Ltd.                                         8,056,800   7,278,914       0.0%
#*  Mason Group Holdings, Ltd.                                    19,263,200     326,216       0.0%
#*  Master Glory Group, Ltd.(BYTP1T9)                             38,991,388     485,071       0.0%
*   Master Glory Group, Ltd.(BYTP1T9)                              1,716,040      21,337       0.0%
*   Maxnerva Technology Services, Ltd.                                34,000       8,852       0.0%
    Melco International Development, Ltd.                          3,535,000   9,688,259       0.1%
    Melco Resorts & Entertainment, Ltd. ADR                           47,606   1,203,480       0.0%
#   MGM China Holdings, Ltd.                                         757,600   1,709,073       0.0%
#*  Midland Holdings, Ltd.                                         1,790,000     484,145       0.0%
*   Midland IC&I, Ltd.                                             1,008,000      51,654       0.0%
    Ming Fai International Holdings, Ltd.                            652,000     101,155       0.0%
#   Miramar Hotel & Investment                                       324,000     699,529       0.0%
    Modern Dental Group, Ltd.                                         33,000       9,265       0.0%
#*  Mongolian Mining Corp.                                        12,040,750     370,321       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HONG KONG -- (Continued)
#   MTR Corp., Ltd.                                                 837,884 $ 4,857,617       0.0%
    NagaCorp, Ltd.                                                9,880,000   7,982,405       0.1%
    Nameson Holdings, Ltd.                                          308,000      90,466       0.0%
    National Electronic Hldgs                                        61,600       8,776       0.0%
*   National United Resources Holdings, Ltd.                      3,320,000      11,320       0.0%
*   Neo-Neon Holdings, Ltd.                                       1,329,000     144,921       0.0%
*   NEW Concepts Holdings, Ltd.                                     536,000     364,162       0.0%
*   New Times Energy Corp., Ltd.                                  3,397,000     117,534       0.0%
    New World Development Co., Ltd.                              10,717,364  15,978,726       0.1%
#*  Newocean Energy Holdings, Ltd.                                4,020,000   1,025,934       0.0%
*   Next Digital, Ltd.                                            1,774,000     109,208       0.0%
*   Nine Express, Ltd.                                            5,754,000     206,661       0.0%
#   NWS Holdings, Ltd.                                            2,659,221   5,382,248       0.0%
#*  O Luxe Holdings, Ltd.                                         2,398,800     541,487       0.0%
*   OCI International Holdings, Ltd.                                 40,000       5,742       0.0%
    On Time Logistics Holdings, Ltd.                                168,000      88,741       0.0%
#   OP Financial Investments, Ltd.                                  632,000     183,871       0.0%
    Orange Sky Golden Harvest Entertainment Holdings, Ltd.        3,905,000     265,418       0.0%
    Orient Overseas International, Ltd.                             940,000   9,052,861       0.1%
    Oriental Watch Holdings                                       1,152,240     247,945       0.0%
*   Pacific Andes International Holdings, Ltd.                   11,918,411      41,860       0.0%
*   Pacific Basin Shipping, Ltd.                                 16,193,000   3,697,653       0.0%
*   Pacific Edge, Ltd.                                               20,054       4,665       0.0%
#   Pacific Textiles Holdings, Ltd.                               2,842,000   2,991,098       0.0%
    Paliburg Holdings, Ltd.                                         808,790     349,540       0.0%
    Papeles y Cartones de Europa SA                                 241,844   2,512,565       0.0%
#*  Paradise Entertainment, Ltd.                                  1,944,000     209,312       0.0%
    PCCW, Ltd.                                                   13,840,265   7,631,015       0.0%
*   Pearl Oriental Oil, Ltd.                                      5,768,627     196,066       0.0%
*   Pegasus Entertainment Holdings, Ltd.                          2,736,000     113,970       0.0%
    Pegasus International Holdings, Ltd.                             82,000      10,982       0.0%
    Perfect Shape Beauty Technology, Ltd.                           752,000      99,774       0.0%
    Pico Far East Holdings, Ltd.                                  2,856,000   1,208,389       0.0%
    Playmates Holdings, Ltd.                                      3,734,000     497,853       0.0%
    Playmates Toys, Ltd.                                          4,132,000     651,765       0.0%
    Polytec Asset Holdings, Ltd.                                  4,795,000     405,658       0.0%
    Power Assets Holdings, Ltd.                                     683,000   5,921,005       0.0%
    Prada SpA                                                       509,100   1,755,917       0.0%
*   PT International Development Co., Ltd.                        3,548,550     240,974       0.0%
    Public Financial Holdings, Ltd.                                 608,000     274,467       0.0%
    PuraPharm Corp., Ltd.                                           387,000     168,774       0.0%
*   PYI Corp., Ltd.                                              13,424,552     298,054       0.0%
#*  Realord Group Holdings, Ltd.                                    204,000     132,851       0.0%
#   Regal Hotels International Holdings, Ltd.                     1,279,400     908,905       0.0%
*   Regent Pacific Group, Ltd.                                    4,590,000     232,552       0.0%
#   Regina Miracle International Holdings, Ltd.                     793,000     761,479       0.0%
#*  Rentian Technology Holdings, Ltd.                             3,910,000     187,976       0.0%
    SA SA International Holdings, Ltd.                            3,254,669   1,181,089       0.0%
    Samsonite International SA                                    3,065,100  12,816,534       0.1%
    Sands China, Ltd.                                               665,600   3,140,059       0.0%
    SAS Dragon Holdings, Ltd.                                     1,238,000     404,863       0.0%
#   SEA Holdings, Ltd.                                              597,918     622,280       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HONG KONG -- (Continued)
    Shangri-La Asia, Ltd.                                         2,864,166 $ 5,702,685       0.0%
#   Shenwan Hongyuan HK, Ltd.                                     1,545,000     561,067       0.0%
*   Shougang Concord Grand Group, Ltd.                              334,000      10,446       0.0%
    Shun Ho Property Investments, Ltd.                               70,224      26,274       0.0%
    Shun Tak Holdings, Ltd.                                       7,410,250   3,193,960       0.0%
*   Silver base Group Holdings, Ltd.                              1,080,000     113,530       0.0%
#*  Sincere Watch Hong Kong, Ltd.                                 5,990,000     125,188       0.0%
    Sing Tao News Corp., Ltd.                                       892,000     120,062       0.0%
    Singamas Container Holdings, Ltd.                             5,906,000   1,227,014       0.0%
#   Sino Land Co., Ltd.                                           4,541,609   7,827,650       0.1%
    SITC International Holdings Co., Ltd.                         3,902,000   3,763,728       0.0%
    Sitoy Group Holdings, Ltd.                                    1,298,000     299,591       0.0%
#   SJM Holdings, Ltd.                                            7,198,699   6,188,725       0.0%
    Sky Light Holdings, Ltd.                                        314,000      76,509       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                    2,243,075   2,792,775       0.0%
*   SOCAM Development, Ltd.                                       1,422,488     335,844       0.0%
*   Solartech International Holdings, Ltd.                        9,140,000     854,894       0.0%
*   Solomon Systech International, Ltd.                           3,988,000     201,730       0.0%
#   Soundwill Holdings, Ltd.                                        176,000     380,909       0.0%
*   South China Financial Holdings, Ltd.                         25,300,000     159,037       0.0%
*   South China Holdings Co., Ltd.                                2,720,000      99,403       0.0%
    Stella International Holdings, Ltd.                           1,528,500   2,490,136       0.0%
*   Stelux Holdings International, Ltd.                             637,600      49,891       0.0%
*   Success Universe Group, Ltd.                                  3,996,000     111,167       0.0%
#*  Summit Ascent Holdings, Ltd.                                    630,000      86,436       0.0%
    Sun Hing Vision Group Holdings, Ltd.                            122,000      49,554       0.0%
    Sun Hung Kai & Co., Ltd.                                      2,847,787   1,825,524       0.0%
    Sun Hung Kai Properties, Ltd.                                 1,129,511  18,478,113       0.1%
*   Suncorp Technologies, Ltd.                                    4,380,000      22,525       0.0%
    Sunwah Kingsway Capital Holdings, Ltd.                        3,120,000      46,399       0.0%
    Swire Pacific, Ltd. Class A                                     782,500   7,732,721       0.0%
    Swire Pacific, Ltd. Class B                                   1,275,000   2,203,910       0.0%
    Swire Properties, Ltd.                                          675,850   2,283,846       0.0%
#   TAI Cheung Holdings, Ltd.                                       594,000     685,662       0.0%
    Tai Sang Land Development, Ltd.                                 145,523     101,209       0.0%
#   Tai United Holdings, Ltd.                                     1,690,000     281,712       0.0%
*   Talent Property Group, Ltd.                                  19,560,000     240,861       0.0%
    Tan Chong International, Ltd.                                   372,000     127,812       0.0%
    Tao Heung Holdings, Ltd.                                        464,000      85,671       0.0%
    Techtronic Industries Co., Ltd.                               3,200,500  18,787,620       0.1%
#   Television Broadcasts, Ltd.                                   1,184,000   4,477,772       0.0%
*   Termbray Industries International Holdings, Ltd.                112,000       7,771       0.0%
#   Texwinca Holdings, Ltd.                                       3,744,000   2,260,799       0.0%
    TK Group Holdings, Ltd.                                         204,000     100,696       0.0%
*   Tom Group, Ltd.                                                 150,000      37,898       0.0%
#   Town Health International Medical Group, Ltd.                   444,000      42,660       0.0%
    Tradelink Electronic Commerce, Ltd.                           1,774,000     313,715       0.0%
    Transport International Holdings, Ltd.                          949,297   3,030,734       0.0%
#*  Trinity, Ltd.                                                 4,822,000     402,398       0.0%
*   TSC Group Holdings, Ltd.                                      1,656,000     167,956       0.0%
    Tsui Wah Holdings, Ltd.                                       1,286,000     194,646       0.0%
    Union Medical Healthcare, Ltd.                                   35,000      16,400       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
HONG KONG -- (Continued)
#*  United Laboratories International Holdings, Ltd. (The)        3,727,500 $  3,245,243       0.0%
*   Up Energy Development Group, Ltd.                             2,252,000        6,986       0.0%
*   Value Convergence Holdings, Ltd.                              1,008,000      186,252       0.0%
#   Value Partners Group, Ltd.                                      711,000      705,394       0.0%
    Vanke Property Overseas, Ltd.                                   123,000       74,976       0.0%
    Vantage International Holdings, Ltd.                          1,038,000      135,679       0.0%
    Vedan International Holdings, Ltd.                            1,404,000      140,387       0.0%
*   Victory City International Holdings, Ltd.                    12,654,814      329,359       0.0%
    Vitasoy International Holdings, Ltd.                          1,990,000    4,601,342       0.0%
#   VSTECS Holdings, Ltd.                                         2,585,200    1,199,332       0.0%
#   VTech Holdings, Ltd.                                            487,400    6,929,208       0.0%
    Wai Kee Holdings, Ltd.                                          222,000      103,600       0.0%
*   Wan Kei Group Holdings, Ltd.                                    550,000       47,933       0.0%
    Wang On Group, Ltd.                                           5,220,000       66,943       0.0%
    Water Oasis Group, Ltd.                                         326,000       43,037       0.0%
    WH Group, Ltd.                                               20,543,000   20,817,884       0.1%
    Wharf Holdings, Ltd. (The)                                      866,750    7,894,485       0.1%
    Wheelock & Co., Ltd.                                          1,309,000    9,119,073       0.1%
    Win Hanverky Holdings, Ltd.                                     876,000      114,605       0.0%
*   Winfull Group Holdings, Ltd.                                  3,696,000       85,706       0.0%
    Wing On Co. International, Ltd.                                 123,137      435,896       0.0%
    Wing Tai Properties, Ltd.                                       390,000      270,160       0.0%
    Wonderful Sky Financial Group Holdings, Ltd.                    264,000       64,663       0.0%
    Wong's Kong King International                                  218,000       33,545       0.0%
    Wynn Macau, Ltd.                                              1,242,400    3,189,624       0.0%
#   Xinyi Glass Holdings, Ltd.                                    9,332,000    9,042,917       0.1%
#*  Yat Sing Holdings, Ltd.                                         270,000       85,287       0.0%
    Yau Lee Holdings, Ltd.                                          134,000       24,643       0.0%
#   Yeebo International Holdings, Ltd.                              750,000      399,929       0.0%
    YGM Trading, Ltd.                                               103,000      102,995       0.0%
*   Yuan Heng Gas Holdings, Ltd.                                    512,000       47,279       0.0%
    Yue Yuen Industrial Holdings, Ltd.                            2,770,000   10,610,472       0.1%
    Yugang International, Ltd.                                   13,454,000      348,322       0.0%
*   ZH International Holdings, Ltd.                                 990,000       48,148       0.0%
                                                                            ------------       ---
TOTAL HONG KONG                                                              728,662,344       2.9%
                                                                            ------------       ---
IRELAND -- (0.5%)
*   Bank of Ireland Group P.L.C.                                  2,050,971   16,069,789       0.1%
    C&C Group P.L.C.(B010DT8)                                        24,767       85,384       0.0%
    C&C Group P.L.C.(B011Y09)                                       663,411    2,271,087       0.0%
    CRH P.L.C.(0182704)                                              71,685    2,695,239       0.0%
    CRH P.L.C.(4182249)                                             173,628    6,533,957       0.0%
    CRH P.L.C. Sponsored ADR                                        605,171   22,706,016       0.1%
    Datalex P.L.C.                                                    3,322       13,750       0.0%
*   FBD Holdings P.L.C.(0329028)                                     18,709      196,139       0.0%
*   FBD Holdings P.L.C.(4330231)                                     37,809      394,596       0.0%
    Glanbia P.L.C.(0066950)                                          74,909    1,437,927       0.0%
    Glanbia P.L.C.(4058629)                                         296,151    5,728,076       0.0%
    IFG Group P.L.C.                                                 53,466      113,967       0.0%
*   Independent News & Media P.L.C.                               1,085,178      138,034       0.0%
    Irish Continental Group P.L.C.                                  273,019    1,818,618       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
IRELAND -- (Continued)
*   Kenmare Resources P.L.C.                                           165 $        625       0.0%
    Kerry Group P.L.C. Class A(0490656)                             76,886    7,741,475       0.1%
    Kerry Group P.L.C. Class A(4519579)                             20,014    2,015,493       0.0%
    Kingspan Group P.L.C.(0492793)                                  19,320      812,460       0.0%
    Kingspan Group P.L.C.(4491235)                                 594,979   24,872,629       0.1%
    Paddy Power Betfair P.L.C.(BWXC0Z1)                             51,120    5,232,132       0.0%
    Paddy Power Betfair P.L.C.(BWT6H89)                             57,823    5,921,533       0.0%
    Smurfit Kappa Group P.L.C.                                     815,439   24,325,419       0.1%
                                                                           ------------       ---
TOTAL IRELAND                                                               131,124,345       0.5%
                                                                           ------------       ---
ISRAEL -- (0.6%)
*   ADO Group, Ltd.                                                 44,036      892,503       0.0%
*   Africa Israel Properties, Ltd.                                  41,131      974,596       0.0%
*   Airport City, Ltd.                                             200,549    2,565,338       0.0%
    Albaad Massuot Yitzhak, Ltd.                                       660        9,741       0.0%
#*  Allot Communications, Ltd.                                      58,519      318,172       0.0%
    Alrov Properties and Lodgings, Ltd.                             25,797      826,093       0.0%
    Amot Investments, Ltd.                                         336,345    1,985,084       0.0%
    Arad, Ltd.                                                       1,421       14,244       0.0%
#*  Arko Holdings, Ltd.                                            254,964      101,223       0.0%
    Ashtrom Properties, Ltd.                                         5,607       28,910       0.0%
*   AudioCodes, Ltd.(M15342104)                                      2,000       13,220       0.0%
*   AudioCodes, Ltd.(6415352)                                       12,744       87,874       0.0%
#   Avgol Industries 1953, Ltd.                                    191,668      247,727       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.          86,640      100,906       0.0%
    Azrieli Group, Ltd.                                             54,321    3,068,881       0.0%
    Bank Hapoalim BM                                             2,558,428   18,114,207       0.1%
    Bank Leumi Le-Israel BM                                      4,202,470   23,230,223       0.1%
    Bayside Land Corp.                                               2,351    1,096,292       0.0%
    Bezeq The Israeli Telecommunication Corp., Ltd.              1,878,121    2,806,082       0.0%
    Big Shopping Centers, Ltd.                                      12,853      939,817       0.0%
    Blue Square Real Estate, Ltd.                                   11,740      483,772       0.0%
*   Brack Capital Properties NV                                      6,926      756,198       0.0%
    Carasso Motors, Ltd.                                            14,590      119,872       0.0%
#*  Cellcom Israel, Ltd.(B23WQK8)                                  230,821    2,235,081       0.0%
*   Cellcom Israel, Ltd.(M2196U109)                                 43,866      422,868       0.0%
*   Ceragon Networks, Ltd.                                          99,230      207,429       0.0%
#*  Clal Biotechnology Industries, Ltd.                            107,037       99,023       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                       95,529    1,832,711       0.0%
*   Compugen, Ltd.                                                  16,989       51,900       0.0%
    Danel Adir Yeoshua, Ltd.                                         1,592       76,125       0.0%
    Delek Automotive Systems, Ltd.                                 124,572      936,017       0.0%
    Delek Group, Ltd.                                               10,301    1,690,384       0.0%
#   Delta-Galil Industries, Ltd.                                    48,016    1,570,416       0.0%
#   Direct Insurance Financial Investments, Ltd.                    57,369      641,486       0.0%
#   El Al Israel Airlines                                        1,912,217    1,045,723       0.0%
    Elbit Systems, Ltd.(6308913)                                    34,092    5,059,751       0.1%
    Elbit Systems, Ltd.(M3760D101)                                   2,033      302,144       0.0%
    Electra Consumer Products 1970, Ltd.                            54,520    1,088,027       0.0%
    Electra, Ltd.                                                    5,808    1,322,231       0.0%
    Elron Electronic Industries, Ltd.                                6,344       30,766       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                           --------- ---------- ---------------
ISRAEL -- (Continued)
    Energix-Renewable Energies, Ltd.         195,149 $  180,981       0.0%
*   Equital, Ltd.                                815     18,757       0.0%
#*  Evogene, Ltd.                             33,343    141,036       0.0%
    First International Bank Of Israel,
      Ltd.                                   178,549  3,389,809       0.0%
    FMS Enterprises Migun, Ltd.                9,722    381,166       0.0%
    Formula Systems 1985, Ltd.                47,991  1,981,313       0.0%
    Fox Wizel, Ltd.                           33,381    692,399       0.0%
    Frutarom Industries, Ltd.                 58,434  4,812,235       0.0%
*   Gilat Satellite Networks, Ltd.            55,032    392,522       0.0%
*   Hadera Paper, Ltd.                         4,642    318,284       0.0%
    Hamlet Israel-Canada, Ltd.                14,070    266,300       0.0%
    Harel Insurance Investments &
      Financial Services, Ltd.               573,116  3,917,867       0.0%
    Hilan, Ltd.                               38,198    752,703       0.0%
    IDI Insurance Co., Ltd.                   15,242  1,020,716       0.0%
#*  Industrial Buildings Corp., Ltd.         262,467    385,647       0.0%
    Inrom Construction Industries, Ltd.      103,110    460,382       0.0%
    Israel Chemicals, Ltd.                   776,894  3,239,742       0.0%
*   Israel Discount Bank, Ltd. Class A     1,936,348  5,143,691       0.1%
    Israel Land Development Co., Ltd.
      (The)                                    7,214     72,004       0.0%
*   Issta Lines, Ltd.                          2,307     47,794       0.0%
*   Jerusalem Oil Exploration                 50,373  2,695,974       0.0%
*   Kamada, Ltd.                              34,720    172,892       0.0%
*   Kenon Holdings, Ltd.                      33,518    576,201       0.0%
    Kerur Holdings, Ltd.                      14,284    435,443       0.0%
    Klil Industries, Ltd.                      2,549    222,328       0.0%
    Magic Software Enterprises, Ltd.          10,713     91,314       0.0%
#   Matrix IT, Ltd.                          120,111  1,319,937       0.0%
#   Maytronics, Ltd.                         115,806    530,267       0.0%
#*  Mazor Robotics, Ltd.                      29,389    945,130       0.0%
*   Mazor Robotics, Ltd. Sponsored ADR         6,362    410,731       0.0%
    Mega Or Holdings, Ltd.                     1,704     20,435       0.0%
    Meitav Dash Investments, Ltd.             28,777    111,883       0.0%
    Melisron, Ltd.                            43,597  2,280,993       0.0%
    Menora Mivtachim Holdings, Ltd.           94,473  1,168,026       0.0%
    Migdal Insurance & Financial Holding,
      Ltd.                                 1,546,893  1,798,559       0.0%
    Mivtach Shamir Holdings, Ltd.             14,882    314,174       0.0%
    Mizrahi Tefahot Bank, Ltd.               534,321  9,646,281       0.1%
    Naphtha Israel Petroleum Corp., Ltd.     171,133    987,630       0.0%
#   Nawi Brothers, Ltd.                       16,063     86,708       0.0%
    Neto ME Holdings, Ltd.                     2,838    283,562       0.0%
    Nice, Ltd. Sponsored ADR                  42,401  3,532,427       0.0%
*   Nova Measuring Instruments, Ltd.          35,699  1,089,039       0.0%
    Oil Refineries, Ltd.                   6,596,677  3,393,578       0.0%
    Palram Industries 1990, Ltd.               2,476     17,385       0.0%
#*  Partner Communications Co., Ltd.         452,018  2,409,692       0.0%
*   Partner Communications Co., Ltd. ADR      11,519     59,438       0.0%
    Paz Oil Co., Ltd.                         18,083  2,952,975       0.0%
*   Phoenix Holdings, Ltd. (The)             278,667  1,378,985       0.0%
    Plasson Industries, Ltd.                   4,651    220,536       0.0%
    Rami Levy Chain Stores Hashikma
      Marketing 2006, Ltd.                    21,022  1,029,161       0.0%
*   Redhill Biopharma, Ltd. Sponsored ADR      1,200     10,668       0.0%
    Scope Metals Group, Ltd.                  35,512    994,656       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                          SHARES     VALUE++    OF NET ASSETS**
                                         --------- ------------ ---------------
ISRAEL -- (Continued)
    Shapir Engineering and Industry,
      Ltd.                                 218,917 $    767,770       0.0%
    Shikun & Binui, Ltd.                 1,224,217    2,887,780       0.0%
    Shufersal, Ltd.                        337,073    2,142,122       0.0%
    Strauss Group, Ltd.                     83,966    1,710,698       0.0%
    Summit Real Estate Holdings, Ltd.       23,075      176,256       0.0%
*   Suny Cellular Communication, Ltd.      237,713      162,623       0.0%
#   Tadiran Holdings, Ltd.                   7,948      218,222       0.0%
    Teva Pharmaceutical Industries, Ltd.       264        3,641       0.0%
    Teva Pharmaceutical Industries,
      Ltd. Sponsored ADR                   515,734    7,117,129       0.1%
*   Tower Semiconductor, Ltd.(6320605)      22,626      749,413       0.0%
*   Tower Semiconductor, Ltd.(M87915274)   218,279    7,216,304       0.1%
*   Union Bank of Israel                    90,957      461,813       0.0%
                                                   ------------       ---
TOTAL ISRAEL                                        169,809,184       0.7%
                                                   ------------       ---
ITALY -- (2.9%)
    A2A SpA                              8,182,818   14,052,528       0.1%
    ACEA SpA                               258,597    4,209,897       0.0%
#*  Aeffe SpA                               85,694      246,080       0.0%
    Amplifon SpA                           266,044    4,041,289       0.0%
    Anima Holding SpA                    1,076,743    8,187,204       0.0%
*   Ansaldo STS SpA                        198,730    2,742,598       0.0%
*   Arnoldo Mondadori Editore SpA          772,683    2,000,479       0.0%
    Ascopiave SpA                          311,680    1,309,621       0.0%
#   Assicurazioni Generali SpA           2,476,453   45,070,836       0.2%
    Astaldi SpA                            245,895    1,702,558       0.0%
    Atlantia SpA                           526,867   17,176,174       0.1%
    Autogrill SpA                          387,039    5,061,575       0.0%
    Azimut Holding SpA                     346,763    6,844,890       0.0%
    B&C Speakers SpA                           713       11,237       0.0%
#*  Banca Carige SpA                       595,570      145,025       0.0%
#   Banca Finnat Euramerica SpA            202,150       99,969       0.0%
    Banca Generali SpA                     161,624    5,317,596       0.0%
    Banca IFIS SpA                         146,314    7,971,631       0.0%
    Banca Mediolanum SpA                   875,178    7,456,923       0.0%
*   Banca Monte dei Paschi di Siena SpA     20,323      111,739       0.0%
    Banca Popolare di Sondrio SCPA       1,380,726    5,461,917       0.0%
#   Banca Profilo SpA                      708,896      207,013       0.0%
    Banca Sistema SpA                       57,508      161,876       0.0%
*   Banco BPM SpA                        4,646,526   16,178,666       0.1%
    Banco di Desio e della Brianza SpA      33,828       96,461       0.0%
    BasicNet SpA                            90,710      372,225       0.0%
#   BE                                     292,959      307,043       0.0%
    Biesse SpA                              74,766    3,330,798       0.0%
#   BPER Banca                           2,331,282   11,348,166       0.1%
    Brembo SpA                             480,682    7,935,044       0.0%
    Brunello Cucinelli SpA                  50,524    1,695,698       0.0%
    Buzzi Unicem SpA                       319,162    8,885,400       0.0%
#   Cairo Communication SpA                199,237    1,009,257       0.0%
*   Carraro SpA                             93,232      479,970       0.0%
    Cembre SpA                              10,826      302,500       0.0%
    Cementir Holding SpA                   227,374    1,929,512       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
ITALY -- (Continued)
    Cerved Information Solutions SpA                               324,571 $ 4,174,230       0.0%
    CIR-Compagnie Industriali Riunite SpA                        1,651,584   2,482,534       0.0%
    CNH Industrial NV                                            1,464,786  18,688,682       0.1%
    Credito Emiliano SpA                                           330,415   2,894,970       0.0%
#*  Credito Valtellinese SpA                                       460,677   1,631,326       0.0%
#*  d'Amico International Shipping SA                              587,437     178,636       0.0%
    Danieli & C Officine Meccaniche SpA                             47,932   1,147,473       0.0%
    Datalogic SpA                                                   41,745   1,656,417       0.0%
    Davide Campari-Milano SpA                                    1,408,398  11,276,693       0.1%
    De' Longhi SpA                                                  96,070   3,148,821       0.0%
    DeA Capital SpA                                                273,651     422,429       0.0%
    DiaSorin SpA                                                    52,649   4,789,222       0.0%
    Digital Bros SpA                                                 6,293      92,167       0.0%
    Ei Towers SpA                                                   80,402   4,700,132       0.0%
    El.En. SpA                                                      33,342     943,675       0.0%
*   Elica SpA                                                       72,892     244,117       0.0%
    Emak SpA                                                        71,516     154,309       0.0%
    Enav SpA                                                        15,445      73,523       0.0%
    Enel SpA                                                     6,230,059  38,636,764       0.2%
    Eni SpA                                                      2,230,601  36,465,888       0.2%
    Eni SpA Sponsored ADR                                          214,005   6,987,263       0.0%
    ePrice SpA                                                      21,483      76,134       0.0%
    ERG SpA                                                        296,544   4,953,582       0.0%
#   Esprinet SpA                                                   121,999     584,765       0.0%
#*  Eurotech SpA                                                    93,990     148,533       0.0%
    Falck Renewables SpA                                           830,810   1,446,268       0.0%
    Ferrari NV(BD6G507)                                            159,399  19,086,122       0.1%
    Ferrari NV(N3167Y103)                                              890     106,515       0.0%
    Fiat Chrysler Automobiles NV(N31738102)                        429,750   7,456,162       0.0%
    Fiat Chrysler Automobiles NV(BRJFWP3)                        2,878,006  49,764,394       0.2%
    Fila SpA                                                        17,924     388,956       0.0%
*   Fincantieri SpA                                                984,784   1,223,839       0.0%
    FinecoBank Banca Fineco SpA                                    972,547   9,096,216       0.0%
    FNM SpA                                                        405,320     322,505       0.0%
*   GEDI Gruppo Editoriale SpA                                     805,595     716,648       0.0%
    Gefran SpA                                                       4,209      53,395       0.0%
#   Geox SpA                                                       272,993   1,191,934       0.0%
    Gruppo MutuiOnline SpA                                          47,695     733,327       0.0%
    Hera SpA                                                     2,878,574   9,260,580       0.1%
*   IMMSI SpA                                                    1,039,845     774,325       0.0%
    Industria Macchine Automatiche SpA                              39,756   3,565,024       0.0%
    Infrastrutture Wireless Italiane SpA                           163,803   1,119,500       0.0%
#*  Intek Group SpA                                              1,101,521     384,897       0.0%
    Interpump Group SpA                                            276,527   9,307,593       0.1%
    Intesa Sanpaolo SpA                                          6,626,957  22,279,183       0.1%
    Iren SpA                                                     1,734,278   4,771,866       0.0%
    Italgas SpA                                                  1,405,985   8,214,037       0.0%
    Italmobiliare SpA                                               19,325     520,042       0.0%
#*  Juventus Football Club SpA                                   1,300,612   1,131,650       0.0%
    La Doria SpA                                                    68,108   1,290,505       0.0%
    Leonardo SpA                                                 1,310,918  22,629,071       0.1%
    Luxottica Group SpA                                             70,933   4,066,760       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
ITALY -- (Continued)
#   Maire Tecnimont SpA                                             398,880 $ 2,236,584       0.0%
#   MARR SpA                                                         79,621   2,033,284       0.0%
    Massimo Zanetti Beverage Group SpA                                1,375      13,303       0.0%
#*  Mediaset SpA                                                  3,331,187  12,231,344       0.1%
    Mediobanca SpA                                                1,415,105  15,501,540       0.1%
    Moncler SpA                                                     381,262  10,823,487       0.1%
#   Mondo TV SpA                                                     80,083     576,756       0.0%
    Nice SpA                                                         38,101     163,719       0.0%
*   Openjobmetis SpA agenzia per il lavoro                            1,819      29,569       0.0%
    OVS SpA                                                         186,125   1,391,814       0.0%
    Panariagroup Industrie Ceramiche SpA                             60,916     453,752       0.0%
    Parmalat SpA                                                    940,062   3,558,831       0.0%
    Piaggio & C SpA                                               1,401,134   4,582,814       0.0%
    Poste Italiane SpA                                              568,179   4,151,337       0.0%
#*  Prelios SpA                                                     159,284      21,691       0.0%
    Prima Industrie SpA                                              22,469   1,103,053       0.0%
    Prysmian SpA                                                    467,172  16,075,114       0.1%
    RAI Way SpA                                                      15,332      92,965       0.0%
    Recordati SpA                                                   186,160   8,651,364       0.0%
    Reno de Medici SpA                                              522,956     364,443       0.0%
    Reply SpA                                                        37,578   1,997,139       0.0%
*   Retelit SpA                                                     161,294     271,153       0.0%
*   Rizzoli Corriere Della Sera Mediagroup SpA                       92,057     138,089       0.0%
    Sabaf SpA                                                        29,283     714,423       0.0%
    SAES Getters SpA                                                 49,829   1,528,092       0.0%
#*  Safilo Group SpA                                                175,798   1,110,357       0.0%
#*  Saipem SpA                                                    2,229,489   9,371,807       0.1%
#   Salini Impregilo SpA                                          1,058,560   4,472,988       0.0%
#   Salvatore Ferragamo SpA                                         162,850   4,273,869       0.0%
    Saras SpA                                                     3,438,403   9,175,523       0.1%
    Servizi Italia SpA                                                3,824      25,698       0.0%
    Sesa SpA                                                         11,010     348,768       0.0%
#*  Snaitech SpA                                                    412,090     737,496       0.0%
    Snam SpA                                                      2,165,749  11,057,972       0.1%
    Societa Cattolica di Assicurazioni SC                           617,519   6,691,740       0.0%
    Societa Iniziative Autostradali e Servizi SpA                   337,036   5,745,031       0.0%
*   Sogefi SpA                                                      349,256   1,708,945       0.0%
    SOL SpA                                                          69,573     838,340       0.0%
    Tamburi Investment Partners SpA                                 122,206     866,394       0.0%
    Technogym SpA                                                    24,059     234,074       0.0%
*   Telecom Italia SpA                                           31,253,289  27,042,861       0.1%
*   Telecom Italia SpA Sponsored ADR                                331,845   2,857,185       0.0%
    Tenaris SA                                                      133,475   1,822,111       0.0%
    Tenaris SA ADR                                                   10,207     278,141       0.0%
    Terna Rete Elettrica Nazionale SpA                            1,707,629  10,300,368       0.1%
#*  Tiscali SpA                                                   6,190,063     283,452       0.0%
#   Tod's SpA                                                        57,604   3,830,157       0.0%
#*  Trevi Finanziaria Industriale SpA                               461,725     304,726       0.0%
    TXT e-solutions SpA                                              11,789     158,223       0.0%
*   UniCredit SpA                                                 1,645,570  31,447,880       0.1%
#   Unione di Banche Italiane SpA                                 4,482,321  21,037,466       0.1%
    Unipol Gruppo SpA                                             2,092,867   9,438,036       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
ITALY -- (Continued)
    UnipolSai Assicurazioni SpA                                  3,387,200 $  7,707,383       0.0%
    Vittoria Assicurazioni SpA                                     104,319    1,459,400       0.0%
#*  Yoox Net-A-Porter Group SpA                                     67,557    2,523,500       0.0%
    Zignago Vetro SpA                                               70,241      656,824       0.0%
                                                                           ------------       ---
TOTAL ITALY                                                                 787,427,369       3.1%
                                                                           ------------       ---
JAPAN -- (22.8%)
    NJS Co., Ltd.                                                    9,000      114,183       0.0%
    77 Bank, Ltd. (The)                                            312,674    7,946,357       0.1%
    A&A Material Corp.                                               5,400       64,320       0.0%
    A&D Co., Ltd.                                                   77,400      366,753       0.0%
    ABC-Mart, Inc.                                                  29,300    1,477,978       0.0%
    Abist Co., Ltd.                                                  1,500       60,167       0.0%
*   Access Co., Ltd.                                                85,300      735,900       0.0%
#   Accretive Co., Ltd.                                             69,600      259,219       0.0%
    Achilles Corp.                                                  58,300    1,176,212       0.0%
#*  Acom Co., Ltd.                                                 108,700      451,897       0.0%
#   AD Works Co., Ltd.                                             316,900      109,056       0.0%
    Ad-sol Nissin Corp.                                              2,300       25,285       0.0%
    Adastria Co., Ltd.                                             137,700    3,001,365       0.0%
    ADEKA Corp.                                                    344,400    5,948,750       0.0%
#   Adtec Plasma Technology Co., Ltd.                                6,200       95,259       0.0%
#   Advan Co., Ltd.                                                 55,100      523,575       0.0%
#   Advanex, Inc.                                                    6,800      192,985       0.0%
#   Advantest Corp.                                                 43,700      998,241       0.0%
#   Adventure, Inc.                                                  1,100      156,946       0.0%
    Aeon Co., Ltd.                                               1,682,969   26,031,219       0.1%
    Aeon Delight Co., Ltd.                                          88,500    3,312,735       0.0%
    Aeon Fantasy Co., Ltd.                                          39,600    1,554,957       0.0%
#   AEON Financial Service Co., Ltd.                               307,600    6,606,162       0.0%
#   Aeon Hokkaido Corp.                                             94,900      545,621       0.0%
    Aeon Mall Co., Ltd.                                            175,920    3,145,766       0.0%
    Aeria, Inc.                                                      9,700      163,248       0.0%
*   AGORA Hospitality Group Co., Ltd.                               41,000       13,016       0.0%
#   Agro-Kanesho Co., Ltd.                                          31,200      622,128       0.0%
    Ahresty Corp.                                                   87,000      710,820       0.0%
    Ai Holdings Corp.                                               88,500    2,172,825       0.0%
    Aica Kogyo Co., Ltd.                                           133,600    4,672,716       0.0%
    Aichi Bank, Ltd. (The)                                          31,600    1,947,062       0.0%
    Aichi Corp.                                                    103,700      767,725       0.0%
    Aichi Steel Corp.                                               48,400    1,962,605       0.0%
#   Aichi Tokei Denki Co., Ltd.                                      7,000      251,430       0.0%
    Aida Engineering, Ltd.                                         177,700    2,072,152       0.0%
    Ain Holdings, Inc.                                              60,100    4,111,707       0.0%
    Aiphone Co., Ltd.                                               27,700      462,163       0.0%
    Air Water, Inc.                                                650,100   12,476,403       0.1%
    Airport Facilities Co., Ltd.                                    81,800      452,700       0.0%
    Aisan Industry Co., Ltd.                                       156,200    1,788,667       0.0%
    Aisin Seiki Co., Ltd.                                          389,782   20,191,653       0.1%
    AIT Corp.                                                       10,400      121,323       0.0%
    Aizawa Securities Co., Ltd.                                    129,100      928,106       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Ajinomoto Co., Inc.                                          494,300 $9,943,629       0.1%
    Ajis Co., Ltd.                                                14,500    311,633       0.0%
#*  Akatsuki, Inc.                                                 8,600    738,854       0.0%
#*  Akebono Brake Industry Co., Ltd.                             574,930  1,962,031       0.0%
    Akita Bank, Ltd. (The)                                        61,700  1,974,474       0.0%
    Albis Co., Ltd.                                               11,800    440,748       0.0%
#   Alconix Corp.                                                110,000  1,931,030       0.0%
    Alfresa Holdings Corp.                                       266,900  5,099,689       0.0%
    Alinco, Inc.                                                  56,600    626,252       0.0%
*   Allied Architects, Inc.                                        9,000     73,547       0.0%
#   Alpen Co., Ltd.                                               79,000  1,571,325       0.0%
    Alpha Corp.                                                   25,000    507,158       0.0%
    Alpha Systems, Inc.                                           13,420    294,813       0.0%
    Alpine Electronics, Inc.                                     197,800  4,388,823       0.0%
    Alps Electric Co., Ltd.                                      275,800  8,440,594       0.1%
    Alps Logistics Co., Ltd.                                      24,800    183,520       0.0%
    Altech Corp.                                                  18,600    645,119       0.0%
    Amada Holdings Co., Ltd.                                     390,800  4,856,087       0.0%
    Amano Corp.                                                  205,600  5,059,092       0.0%
    Amiyaki Tei Co., Ltd.                                         19,900    932,136       0.0%
    Amuse, Inc.                                                   50,800  1,333,089       0.0%
    ANA Holdings, Inc.                                            55,100  2,117,768       0.0%
    Anest Iwata Corp.                                             82,700    839,084       0.0%
#   Anicom Holdings, Inc.                                         33,700    870,317       0.0%
#   Anritsu Corp.                                                241,500  2,273,986       0.0%
    AOI Electronic Co., Ltd.                                       7,600    356,002       0.0%
    AOI TYO Holdings, Inc.                                        47,310    505,021       0.0%
    AOKI Holdings, Inc.                                          183,900  2,565,251       0.0%
    Aomori Bank, Ltd. (The)                                       67,000  2,160,400       0.0%
    Aoyama Trading Co., Ltd.                                     197,100  7,303,534       0.1%
#   Aoyama Zaisan Networks Co., Ltd.                              24,800    291,568       0.0%
    Aozora Bank, Ltd.                                            164,300  6,430,995       0.0%
#   Apamanshop Holdings Co., Ltd.                                 26,900    209,314       0.0%
#*  Apic Yamada Corp.                                             23,000    111,569       0.0%
    Arakawa Chemical Industries, Ltd.                             66,400  1,609,407       0.0%
    Arata Corp.                                                   16,300    692,636       0.0%
#   Araya Industrial Co., Ltd.                                    11,300    225,931       0.0%
    Arcland Sakamoto Co., Ltd.                                   104,400  1,706,390       0.0%
    Arcland Service Holdings Co., Ltd.                            36,000    794,133       0.0%
    Arcs Co., Ltd.                                               123,673  2,766,954       0.0%
#   Ardepro Co., Ltd.                                            394,000    359,031       0.0%
    Arealink Co., Ltd.                                             1,000     20,943       0.0%
    Argo Graphics, Inc.                                           14,300    467,190       0.0%
#   Ariake Japan Co., Ltd.                                        25,200  1,926,160       0.0%
    Arisawa Manufacturing Co., Ltd.                              147,500  1,341,066       0.0%
#*  Arrk Corp.                                                   246,100    256,250       0.0%
    Artnature, Inc.                                               75,500    496,009       0.0%
#   ArtSpark Holdings, Inc.                                       16,100    239,271       0.0%
    As One Corp.                                                  20,290  1,115,497       0.0%
    Asahi Broadcasting Corp.                                      16,000    130,914       0.0%
    Asahi Co., Ltd.                                               65,400    795,006       0.0%
    Asahi Diamond Industrial Co., Ltd.                           203,700  1,976,162       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Asahi Glass Co., Ltd.                                          509,200 $19,955,639       0.1%
    Asahi Group Holdings, Ltd.                                     153,100   6,990,295       0.1%
    Asahi Holdings, Inc.                                            86,100   1,868,925       0.0%
    Asahi Intecc Co., Ltd.                                          66,300   3,825,266       0.0%
    Asahi Kasei Corp.                                            2,623,000  31,763,804       0.1%
    Asahi Kogyosha Co., Ltd.                                        13,200     420,771       0.0%
#   Asahi Net, Inc.                                                 13,100      63,411       0.0%
    Asahi Yukizai Corp.                                             51,000     669,866       0.0%
    Asante, Inc.                                                    12,600     233,408       0.0%
    Asanuma Corp.                                                  338,000   1,254,397       0.0%
#   Asatsu-DK, Inc.                                                 85,500   2,833,864       0.0%
    Asax Co., Ltd.                                                   2,200      35,272       0.0%
#*  Ascot Corp.                                                     10,700      29,839       0.0%
#   Ashimori Industry Co., Ltd.                                     20,800     575,853       0.0%
    Asia Pile Holdings Corp.                                        83,000     469,769       0.0%
#   Asics Corp.                                                    192,100   2,936,703       0.0%
    ASKA Pharmaceutical Co., Ltd.                                   65,200   1,238,327       0.0%
#   ASKUL Corp.                                                     59,500   1,601,765       0.0%
    Astellas Pharma, Inc.                                          838,500  11,159,476       0.1%
    Asti Corp.                                                       9,399     376,111       0.0%
#   Asukanet Co., Ltd.                                               8,900     137,527       0.0%
    Asunaro Aoki Construction Co., Ltd.                             57,200     518,328       0.0%
    Ateam, Inc.                                                     27,300     722,622       0.0%
#   Atom Corp.                                                     201,500   1,470,838       0.0%
    Atsugi Co., Ltd.                                                72,300     823,015       0.0%
#   Autobacs Seven Co., Ltd.                                       182,000   3,128,582       0.0%
#   Aval Data Corp.                                                  4,900      86,235       0.0%
    Avex Group Holdings, Inc.                                      158,400   2,189,622       0.0%
    Awa Bank, Ltd. (The)                                           740,000   5,019,863       0.0%
    Axell Corp.                                                     25,600     179,319       0.0%
    Axial Retailing, Inc.                                           60,100   2,458,263       0.0%
    Azbil Corp.                                                    130,700   5,707,246       0.0%
    Bandai Namco Holdings, Inc.                                    185,200   6,346,442       0.0%
    Bando Chemical Industries, Ltd.                                133,100   1,468,450       0.0%
    Bank of Iwate, Ltd. (The)                                       65,500   2,697,888       0.0%
    Bank of Kochi, Ltd. (The)                                       12,500     145,652       0.0%
    Bank of Kyoto, Ltd. (The)                                      160,399   8,423,690       0.1%
#   Bank of Nagoya, Ltd. (The)                                      65,099   2,601,016       0.0%
    Bank of Okinawa, Ltd. (The)                                     84,740   3,456,994       0.0%
    Bank of Saga, Ltd. (The)                                        54,700   1,366,721       0.0%
    Bank of the Ryukyus, Ltd.                                      102,300   1,559,622       0.0%
    Beenos, Inc.                                                     7,800      84,641       0.0%
    Belc Co., Ltd.                                                  45,538   2,540,976       0.0%
    Bell System24 Holdings, Inc.                                   125,600   1,374,507       0.0%
    Belluna Co., Ltd.                                              195,500   2,221,202       0.0%
#   Benefit One, Inc.                                               92,000   1,767,448       0.0%
    Benesse Holdings, Inc.                                         147,200   4,990,101       0.0%
    Bic Camera, Inc.                                               423,300   5,214,172       0.0%
    BML, Inc.                                                      115,500   2,556,909       0.0%
#   Bookoff Corp.                                                   35,600     256,293       0.0%
    BP Castrol K.K.                                                 20,200     355,401       0.0%
    Bridgestone Corp.                                              891,500  42,587,281       0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Broadband Tower, Inc.                                          221,500 $   429,012       0.0%
    Broadleaf Co., Ltd.                                            151,800   1,246,303       0.0%
#*  Broadmedia Corp.                                               121,300     115,678       0.0%
#   BRONCO BILLY Co., Ltd.                                          19,700     511,245       0.0%
    Brother Industries, Ltd.                                       659,600  16,050,114       0.1%
    Bunka Shutter Co., Ltd.                                        187,100   1,594,446       0.0%
    C Uyemura & Co., Ltd.                                            3,700     229,364       0.0%
    CAC Holdings Corp.                                              48,400     484,128       0.0%
#   Calbee, Inc.                                                    51,900   1,751,560       0.0%
    Can Do Co., Ltd.                                                34,300     536,543       0.0%
    Canare Electric Co., Ltd.                                        1,300      28,873       0.0%
    Canon Electronics, Inc.                                         76,900   1,730,457       0.0%
    Canon Marketing Japan, Inc.                                    127,900   3,217,216       0.0%
    Canon, Inc.                                                    369,334  13,874,797       0.1%
    Canon, Inc. Sponsored ADR                                       57,577   2,173,532       0.0%
    Capcom Co., Ltd.                                               209,000   5,317,468       0.0%
    Career Design Center Co., Ltd.                                  10,200     156,127       0.0%
    Carlit Holdings Co., Ltd.                                       55,100     411,259       0.0%
    Casio Computer Co., Ltd.                                       443,600   6,546,016       0.0%
    Cawachi, Ltd.                                                   70,600   1,732,282       0.0%
    Central Automotive Products, Ltd.                                5,100      82,990       0.0%
    Central Glass Co., Ltd.                                        165,000   3,689,486       0.0%
    Central Japan Railway Co.                                       38,500   6,993,396       0.1%
#   Central Security Patrols Co., Ltd.                              23,500     426,540       0.0%
#   Central Sports Co., Ltd.                                        22,500     807,761       0.0%
#   Ceres, Inc.                                                      7,900      90,307       0.0%
    Chiba Bank, Ltd. (The)                                       1,063,000   8,148,527       0.1%
    Chiba Kogyo Bank, Ltd. (The)                                   188,700   1,073,379       0.0%
    Chilled & Frozen Logistics Holdings Co., Ltd.                    5,500      72,846       0.0%
    CHIMNEY Co., Ltd.                                                9,000     225,946       0.0%
    Chino Corp.                                                     13,300     156,380       0.0%
    Chiyoda Co., Ltd.                                               52,400   1,341,721       0.0%
#   Chiyoda Corp.                                                  571,000   3,379,199       0.0%
    Chiyoda Integre Co., Ltd.                                       44,300   1,079,096       0.0%
    Chofu Seisakusho Co., Ltd.                                      83,100   2,028,211       0.0%
    Chori Co., Ltd.                                                 34,900     636,003       0.0%
    Chubu Electric Power Co., Inc.                                 341,200   4,400,280       0.0%
    Chubu Shiryo Co., Ltd.                                          89,500   1,599,638       0.0%
    Chudenko Corp.                                                 135,100   4,120,693       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                  34,400     663,680       0.0%
*   Chugai Mining Co., Ltd.                                        259,700      75,341       0.0%
    Chugai Pharmaceutical Co., Ltd.                                 20,800     991,676       0.0%
    Chugai Ro Co., Ltd.                                             18,300     366,967       0.0%
    Chugoku Bank, Ltd. (The)                                       432,400   6,198,121       0.0%
#   Chugoku Electric Power Co., Inc. (The)                         149,700   1,669,176       0.0%
    Chugoku Marine Paints, Ltd.                                    249,700   2,121,550       0.0%
    Chukyo Bank, Ltd. (The)                                         44,500     907,058       0.0%
    Chuo Gyorui Co., Ltd.                                            3,800      93,597       0.0%
    Chuo Spring Co., Ltd.                                            6,000     200,521       0.0%
    CI Takiron Corp.                                               155,000     983,983       0.0%
    Ci:z Holdings Co., Ltd.                                         78,800   2,901,609       0.0%
    Citizen Watch Co., Ltd.                                        847,950   6,234,088       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    CK-San-Etsu Co., Ltd.                                            2,100 $    56,175       0.0%
    CKD Corp.                                                      163,600   3,221,655       0.0%
    Clarion Co., Ltd.                                              584,000   2,224,125       0.0%
    Cleanup Corp.                                                   83,200     662,476       0.0%
#   CMIC Holdings Co., Ltd.                                         54,200     799,446       0.0%
    CMK Corp.                                                      228,800   2,375,597       0.0%
    Coca-Cola Bottlers Japan, Inc.                                 164,852   5,768,073       0.0%
#   Coco's Japan Co., Ltd.                                           4,900      95,524       0.0%
    Cocokara fine, Inc.                                             59,820   3,335,203       0.0%
#   COLOPL, Inc.                                                   274,700   3,050,123       0.0%
    Colowide Co., Ltd.                                             156,900   2,944,832       0.0%
    Computer Engineering & Consulting, Ltd.                         49,200   1,177,423       0.0%
    Computer Institute of Japan, Ltd.                                9,700      62,678       0.0%
    COMSYS Holdings Corp.                                          232,000   5,875,266       0.0%
    Comture Corp.                                                   25,200     508,985       0.0%
    Concordia Financial Group, Ltd.                              2,150,287  11,388,111       0.1%
    CONEXIO Corp.                                                   67,200   1,240,813       0.0%
#   COOKPAD, Inc.                                                  117,900     791,129       0.0%
    Core Corp.                                                       3,000      44,137       0.0%
    Corona Corp.                                                    56,200     671,066       0.0%
    Cosel Co., Ltd.                                                 35,500     491,569       0.0%
    Cosmo Energy Holdings Co., Ltd.                                334,000   7,672,615       0.1%
    Cosmos Initia Co., Ltd.                                         17,500      75,341       0.0%
    Cosmos Pharmaceutical Corp.                                     10,600   2,206,954       0.0%
#   CRE, Inc.                                                       19,300     260,692       0.0%
    Create Medic Co., Ltd.                                           3,500      34,026       0.0%
    Create Restaurants Holdings, Inc.                              116,500   1,248,809       0.0%
    Create SD Holdings Co., Ltd.                                    67,000   1,686,520       0.0%
    Credit Saison Co., Ltd.                                        380,000   7,651,420       0.1%
#   Creek & River Co., Ltd.                                         10,400     105,747       0.0%
    Cresco, Ltd.                                                    34,200   1,427,375       0.0%
#   CROOZ, Inc.                                                     27,600     623,224       0.0%
    CTI Engineering Co., Ltd.                                       42,000     402,199       0.0%
    CTS Co., Ltd.                                                   15,700     109,560       0.0%
#   CyberAgent, Inc.                                               170,600   5,283,436       0.0%
#*  CYBERDYNE, Inc.                                                 19,300     255,692       0.0%
#   Cybernet Systems Co., Ltd.                                      47,600     320,593       0.0%
*   Cyberstep, Inc.                                                  1,700      41,253       0.0%
    Cybozu, Inc.                                                     7,100      32,619       0.0%
    D.A. Consortium Holdings, Inc.                                  85,400   1,417,710       0.0%
    Dai Nippon Printing Co., Ltd.                                  405,000   9,707,832       0.1%
    Dai Nippon Toryo Co., Ltd.                                     116,500   1,783,302       0.0%
    Dai-Dan Co., Ltd.                                               32,000     820,185       0.0%
    Dai-ichi Life Holdings, Inc.                                   894,500  17,083,087       0.1%
    Dai-ichi Seiko Co., Ltd.                                        38,200     970,796       0.0%
    Daibiru Corp.                                                  224,000   2,640,941       0.0%
    Daicel Corp.                                                   653,300   8,156,848       0.1%
    Daido Kogyo Co., Ltd.                                           26,900     438,998       0.0%
#   Daido Metal Co., Ltd.                                          166,600   1,538,612       0.0%
    Daido Steel Co., Ltd.                                          131,200   8,312,781       0.1%
    Daidoh, Ltd.                                                    71,000     275,300       0.0%
    Daifuku Co., Ltd.                                              164,600   8,025,633       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Daihatsu Diesel Manufacturing Co., Ltd.                         54,300 $   410,621       0.0%
    Daihen Corp.                                                   286,000   2,577,121       0.0%
    Daiho Corp.                                                    394,000   1,914,223       0.0%
    Daiichi Jitsugyo Co., Ltd.                                      33,200     975,750       0.0%
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                         108,900   1,581,171       0.0%
    Daiichi Sankyo Co., Ltd.                                       257,800   5,921,324       0.0%
    Daiichikosho Co., Ltd.                                         112,600   5,306,011       0.0%
    Daiken Corp.                                                    55,900   1,515,685       0.0%
#   Daiken Medical Co., Ltd.                                        34,500     237,428       0.0%
    Daiki Aluminium Industry Co., Ltd.                             145,600   1,196,447       0.0%
    Daiki Axis Co., Ltd.                                             1,200      13,654       0.0%
    Daikin Industries, Ltd.                                         60,100   6,641,700       0.0%
#   Daikoku Denki Co., Ltd.                                         39,600     605,759       0.0%
    Daikokutenbussan Co., Ltd.                                      24,800   1,129,065       0.0%
    Daikyo, Inc.                                                    72,539   1,396,885       0.0%
    Daikyonishikawa Corp.                                          202,700   3,444,588       0.0%
    Dainichi Co., Ltd.                                              17,500     129,985       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.         56,400   2,582,711       0.0%
#   Daio Paper Corp.                                               399,800   4,799,906       0.0%
    Daisan Bank, Ltd. (The)                                         51,000     859,063       0.0%
    Daiseki Co., Ltd.                                               70,325   1,738,843       0.0%
#   Daiseki Eco. Solution Co., Ltd.                                 14,600     186,744       0.0%
    Daishi Bank, Ltd. (The)                                        110,400   5,406,219       0.0%
    Daishinku Corp.                                                 36,400     629,834       0.0%
    Daisue Construction Co., Ltd.                                   28,500     260,613       0.0%
    Daisyo Corp.                                                    23,700     358,940       0.0%
    Daito Bank, Ltd. (The)                                          28,200     423,459       0.0%
#   Daito Pharmaceutical Co., Ltd.                                  58,500   1,497,131       0.0%
#   Daito Trust Construction Co., Ltd.                              46,800   8,182,243       0.1%
    Daitron Co., Ltd.                                               21,000     391,511       0.0%
    Daiwa House Industry Co., Ltd.                                 345,600  12,667,242       0.1%
    Daiwa Industries, Ltd.                                         108,200   1,215,429       0.0%
    Daiwa Securities Group, Inc.                                 2,461,000  15,429,681       0.1%
    Daiwabo Holdings Co., Ltd.                                      97,200   3,862,738       0.0%
    Daiyu Lic Holdings Co., Ltd.                                     1,600      14,951       0.0%
    DCM Holdings Co., Ltd.                                         469,480   4,312,960       0.0%
    DD Holdings Co., Ltd.                                            2,900     111,618       0.0%
    Dear Life Co., Ltd.                                             34,000     136,077       0.0%
#   Dena Co., Ltd.                                                 246,800   5,804,080       0.0%
    Denka Co., Ltd.                                                406,100  13,567,952       0.1%
    Denki Kogyo Co., Ltd.                                           38,600     992,911       0.0%
    Densan System Co., Ltd.                                         10,100     194,185       0.0%
    Denso Corp.                                                    266,300  14,666,200       0.1%
    Dentsu, Inc.                                                   109,600   4,688,023       0.0%
    Denyo Co., Ltd.                                                 56,600     950,751       0.0%
    Descente, Ltd.                                                 129,200   1,794,442       0.0%
#   Designone Japan, Inc.                                            3,500      42,927       0.0%
    Dexerials Corp.                                                211,600   2,384,316       0.0%
    DIC Corp.                                                      409,000  15,181,989       0.1%
    Digital Arts, Inc.                                              26,500   1,084,226       0.0%
    Dip Corp.                                                       96,300   2,351,560       0.0%
    Disco Corp.                                                     34,600   8,017,740       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
#   DKS Co., Ltd.                                                215,000 $ 1,478,498       0.0%
    DMG Mori Co., Ltd.                                           556,300  11,218,110       0.1%
    DMW Corp.                                                        900      15,279       0.0%
    Don Quijote Holdings Co., Ltd.                               102,400   4,295,169       0.0%
    Doshisha Co., Ltd.                                            63,300   1,391,011       0.0%
    Doutor Nichires Holdings Co., Ltd.                           101,623   2,412,771       0.0%
    Dowa Holdings Co., Ltd.                                      236,300   9,948,263       0.1%
    Dream Incubator, Inc.                                          7,700     158,088       0.0%
*   Drecom Co., Ltd.                                              19,900     248,206       0.0%
    DSB Co., Ltd.                                                 42,900     300,647       0.0%
    DTS Corp.                                                     92,500   2,775,853       0.0%
    Dunlop Sports Co., Ltd.                                       42,300     627,655       0.0%
    Duskin Co., Ltd.                                             142,400   3,905,967       0.0%
    Dvx, Inc.                                                     16,000     194,279       0.0%
    DyDo Group Holdings, Inc.                                     34,600   1,696,345       0.0%
#   Dynic Corp.                                                    2,799      30,985       0.0%
#   E-Guardian, Inc.                                              16,800     348,331       0.0%
    Eagle Industry Co., Ltd.                                     134,700   2,616,795       0.0%
    Earth Chemical Co., Ltd.                                      38,100   1,788,604       0.0%
    East Japan Railway Co.                                        87,400   8,476,017       0.1%
    Ebara Corp.                                                  288,400  10,378,614       0.1%
    Ebara Jitsugyo Co., Ltd.                                      21,400     329,712       0.0%
#   Eco's Co., Ltd.                                               26,900     302,069       0.0%
#   EDION Corp.                                                  317,600   3,208,629       0.0%
    EF-ON, Inc.                                                   50,600     680,877       0.0%
    eGuarantee, Inc.                                              17,400     490,279       0.0%
#   Ehime Bank, Ltd. (The)                                       113,998   1,471,667       0.0%
    Eidai Co., Ltd.                                               52,000     256,123       0.0%
    Eighteenth Bank, Ltd. (The)                                  457,000   1,231,050       0.0%
    Eiken Chemical Co., Ltd.                                      40,800   1,605,580       0.0%
    Eisai Co., Ltd.                                               14,100     784,758       0.0%
    Eizo Corp.                                                    57,200   2,371,272       0.0%
#   Elecom Co., Ltd.                                              57,000   1,142,202       0.0%
    Electric Power Development Co., Ltd.                          67,800   1,708,632       0.0%
    Elematec Corp.                                                30,403     696,134       0.0%
    EM Systems Co., Ltd.                                          21,200     412,874       0.0%
    en-japan, Inc.                                                74,900   2,888,566       0.0%
    Endo Lighting Corp.                                           49,200     563,402       0.0%
#*  Eneres Co., Ltd.                                              53,200     247,545       0.0%
#*  Enigmo, Inc.                                                  27,400     282,264       0.0%
    Enplas Corp.                                                  31,500   1,334,570       0.0%
#*  Enshu, Ltd.                                                  100,000     129,929       0.0%
    EPS Holdings, Inc.                                           147,000   2,894,319       0.0%
#   eRex Co., Ltd.                                                96,800     959,218       0.0%
#   ES-Con Japan, Ltd.                                           179,800     852,464       0.0%
    ESCRIT, Inc.                                                  33,600     262,094       0.0%
#*  Escrow Agent Japan Co., Ltd.                                   3,300      87,192       0.0%
    ESPEC Corp.                                                   81,300   1,850,871       0.0%
#   Evolable Asia Corp.                                            7,800     171,094       0.0%
    Excel Co., Ltd.                                               31,900     711,773       0.0%
    Exedy Corp.                                                  134,000   4,018,060       0.0%
    Ezaki Glico Co., Ltd.                                         53,800   2,983,890       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   F-Tech, Inc.                                                    51,000 $   850,908       0.0%
    F@N Communications, Inc.                                       120,000   1,241,608       0.0%
    Faith, Inc.                                                     11,480     130,695       0.0%
    Falco Holdings Co., Ltd.                                        21,700     338,417       0.0%
#   FamilyMart UNY Holdings Co., Ltd.                              151,012   8,583,135       0.1%
    FANUC Corp.                                                      9,900   2,314,857       0.0%
    Fast Retailing Co., Ltd.                                        11,900   3,981,443       0.0%
    FCC Co., Ltd.                                                  178,500   4,309,552       0.0%
#*  FDK Corp.                                                      232,000     551,420       0.0%
#   Feed One Co., Ltd.                                             688,740   1,784,134       0.0%
*   Felissimo Corp.                                                  1,200      14,222       0.0%
    Ferrotec Holdings Corp.                                        205,900   4,232,665       0.0%
#*  FFRI, Inc.                                                       5,200     196,277       0.0%
    FIDEA Holdings Co., Ltd.                                       705,000   1,342,176       0.0%
#   Fields Corp.                                                    65,800     640,970       0.0%
    Financial Products Group Co., Ltd.                             203,500   2,361,783       0.0%
#   FINDEX, Inc.                                                    35,500     251,418       0.0%
*   First Baking Co., Ltd.                                           1,200      12,948       0.0%
#   First Juken Co., Ltd.                                           14,900     237,252       0.0%
#   Fixstars Corp.                                                   5,400     196,108       0.0%
    FJ Next Co., Ltd.                                               73,600     630,395       0.0%
#*  Flight Holdings, Inc.                                           23,800     190,255       0.0%
    Foster Electric Co., Ltd.                                       94,800   2,225,079       0.0%
    FP Corp.                                                        88,300   4,640,239       0.0%
    France Bed Holdings Co., Ltd.                                   67,000     621,512       0.0%
*   FreakOut Holdings, Inc.                                          3,700     135,439       0.0%
#   Freebit Co., Ltd.                                               63,500     517,570       0.0%
#   Freund Corp.                                                    34,900     462,443       0.0%
    FTGroup Co., Ltd.                                               48,500     398,513       0.0%
    Fudo Tetra Corp.                                               849,800   1,448,933       0.0%
#   Fuji Co., Ltd.                                                  54,100   1,281,272       0.0%
#   Fuji Corp.                                                       8,400     157,180       0.0%
    Fuji Corp., Ltd.                                                97,800     707,292       0.0%
    Fuji Electric Co., Ltd.                                      1,946,000  14,099,004       0.1%
    Fuji Furukawa Engineering & Construction Co., Ltd.              10,000      35,202       0.0%
    Fuji Kiko Co., Ltd.                                             76,000     496,261       0.0%
    Fuji Kosan Co., Ltd.                                            11,000      58,780       0.0%
#   Fuji Kyuko Co., Ltd.                                            58,300   1,301,683       0.0%
#   Fuji Machine Manufacturing Co., Ltd.                           203,000   3,871,942       0.0%
    Fuji Media Holdings, Inc.                                      119,300   1,840,500       0.0%
    Fuji Oil Co., Ltd.                                             259,400   1,007,473       0.0%
#   Fuji Oil Holdings, Inc.                                        267,000   7,198,666       0.1%
    Fuji Pharma Co., Ltd.                                           23,000     832,748       0.0%
    Fuji Seal International, Inc.                                  186,400   6,117,364       0.0%
    Fuji Soft, Inc.                                                 74,400   2,262,626       0.0%
    Fujibo Holdings, Inc.                                           53,600   1,692,208       0.0%
    Fujicco Co., Ltd.                                               49,100   1,109,074       0.0%
    FUJIFILM Holdings Corp.                                        270,175  11,052,261       0.1%
    Fujikura Kasei Co., Ltd.                                        89,400     563,925       0.0%
    Fujikura Rubber, Ltd.                                           72,100     593,109       0.0%
    Fujikura, Ltd.                                               1,245,600  10,871,261       0.1%
    Fujimi, Inc.                                                    56,800   1,407,577       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Fujimori Kogyo Co., Ltd.                                        71,400 $ 2,469,781       0.0%
    Fujio Food System Co., Ltd.                                      8,200     129,907       0.0%
#   Fujisash Co., Ltd.                                             427,500     406,270       0.0%
    Fujishoji Co., Ltd.                                             28,600     299,191       0.0%
#   Fujita Kanko, Inc.                                              33,199   1,057,751       0.0%
    Fujitec Co., Ltd.                                              177,500   2,642,272       0.0%
    Fujitsu Frontech, Ltd.                                          57,800   1,012,462       0.0%
    Fujitsu General, Ltd.                                          196,000   3,748,497       0.0%
    Fujitsu, Ltd.                                                3,467,292  27,018,854       0.1%
    Fujiya Co., Ltd.                                                27,800     630,621       0.0%
    FuKoKu Co., Ltd.                                                29,100     283,906       0.0%
    Fukuda Corp.                                                    16,800   1,028,378       0.0%
    Fukuda Denshi Co., Ltd.                                          5,300     371,062       0.0%
    Fukui Bank, Ltd. (The)                                          84,500   2,257,805       0.0%
#   Fukui Computer Holdings, Inc.                                   15,700     394,082       0.0%
    Fukuoka Financial Group, Inc.                                1,406,600   7,259,750       0.1%
    Fukushima Bank, Ltd. (The)                                      83,300     666,557       0.0%
    Fukushima Industries Corp.                                      62,200   2,407,926       0.0%
    Fukuyama Transporting Co., Ltd.                                120,000   3,893,490       0.0%
#*  Full Speed, Inc.                                                 8,100      71,200       0.0%
#   FULLCAST Holdings Co., Ltd.                                     53,900     994,146       0.0%
#   Fumakilla, Ltd.                                                 21,001     374,383       0.0%
#   Funai Electric Co., Ltd.                                        85,400     693,226       0.0%
    Funai Soken Holdings, Inc.                                      54,580   2,005,342       0.0%
#   Furukawa Battery Co., Ltd. (The)                                78,000     839,862       0.0%
    Furukawa Co., Ltd.                                              97,100   1,762,595       0.0%
    Furukawa Electric Co., Ltd.                                    272,990  16,619,794       0.1%
    Furuno Electric Co., Ltd.                                       98,400     676,827       0.0%
    Furusato Industries, Ltd.                                       26,300     429,637       0.0%
    Furuya Metal Co., Ltd.                                           6,800     248,054       0.0%
#   Furyu Corp.                                                     34,600     357,462       0.0%
    Fuso Chemical Co., Ltd.                                         58,000   1,856,785       0.0%
    Fuso Pharmaceutical Industries, Ltd.                            29,899     750,549       0.0%
    Futaba Corp.                                                   161,400   3,199,556       0.0%
    Futaba Industrial Co., Ltd.                                    308,200   2,995,658       0.0%
    Future Corp.                                                    99,500   1,005,080       0.0%
    Fuyo General Lease Co., Ltd.                                    78,900   5,159,444       0.0%
    G-7 Holdings, Inc.                                              31,200     665,042       0.0%
    G-Tekt Corp.                                                    84,000   1,798,633       0.0%
    Gakken Holdings Co., Ltd.                                       21,100     611,002       0.0%
    Gakkyusha Co., Ltd.                                             10,000     145,119       0.0%
    GCA Corp.                                                       43,000     393,595       0.0%
    Gecoss Corp.                                                    61,900     698,192       0.0%
    Genki Sushi Co., Ltd.                                            9,100     250,499       0.0%
#   Genky Stores, Inc.                                              32,000   1,180,770       0.0%
#   Geo Holdings Corp.                                             184,500   3,003,392       0.0%
    Geostr Corp.                                                     3,400      26,646       0.0%
    Gfoot Co., Ltd.                                                 14,000      93,667       0.0%
#   Giken, Ltd.                                                     23,800     683,967       0.0%
    GL Sciences, Inc.                                                2,800      50,096       0.0%
#   GLOBERIDE, Inc.                                                 46,799     815,259       0.0%
    Glory, Ltd.                                                    153,500   5,740,608       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   GMO Cloud K.K.                                                   2,900 $    76,858       0.0%
#   GMO Financial Holdings, Inc.                                    19,500     128,739       0.0%
#   GMO internet, Inc.                                             224,200   3,463,734       0.0%
    GMO Payment Gateway, Inc.                                       36,700   2,685,218       0.0%
    Godo Steel, Ltd.                                                51,400   1,035,011       0.0%
#   Gokurakuyu Holdings Co., Ltd.                                   44,200     298,281       0.0%
    Goldcrest Co., Ltd.                                             82,230   1,781,544       0.0%
#   Goldwin, Inc.                                                    3,700     287,488       0.0%
#   Golf Digest Online, Inc.                                        18,000     167,123       0.0%
#   Gourmet Kineya Co., Ltd.                                        26,000     259,690       0.0%
    Grandy House Corp.                                              48,200     203,379       0.0%
    Gree, Inc.                                                     130,600     886,584       0.0%
#   GS Yuasa Corp.                                               1,661,000   8,351,917       0.1%
#   GSI Creos Corp.                                                 17,800     284,444       0.0%
    Gun-Ei Chemical Industry Co., Ltd.                              18,500     642,938       0.0%
#   GungHo Online Entertainment, Inc.                              711,700   1,915,235       0.0%
    Gunma Bank, Ltd. (The)                                       1,032,501   6,647,059       0.0%
*   Gunosy, Inc.                                                    17,700     467,798       0.0%
    Gunze, Ltd.                                                     61,500   2,797,570       0.0%
    Gurunavi, Inc.                                                  63,900     824,071       0.0%
    H-One Co., Ltd.                                                 80,800   1,161,450       0.0%
    H2O Retailing Corp.                                            261,160   4,830,916       0.0%
#   HABA Laboratories, Inc.                                          3,500     210,423       0.0%
    Hachijuni Bank, Ltd. (The)                                   1,038,400   6,502,945       0.0%
#   Hagihara Industries, Inc.                                       44,600     774,529       0.0%
    Hagiwara Electric Co., Ltd.                                     12,900     392,600       0.0%
    Hagoromo Foods Corp.                                             3,000      35,390       0.0%
    Hakudo Co., Ltd.                                                10,900     217,275       0.0%
    Hakuhodo DY Holdings, Inc.                                     307,400   4,252,263       0.0%
    Hakuto Co., Ltd.                                                61,400     947,447       0.0%
    Halows Co., Ltd.                                                11,600     262,947       0.0%
    Hamakyorex Co., Ltd.                                            92,100   2,584,458       0.0%
    Hamamatsu Photonics K.K.                                        86,200   2,790,969       0.0%
    Haneda Zenith Holdings Co., Ltd.                               166,200     608,768       0.0%
    Hankyu Hanshin Holdings, Inc.                                  431,600  16,826,936       0.1%
    Hanwa Co., Ltd.                                                137,400   5,214,995       0.0%
    Happinet Corp.                                                  54,900     946,002       0.0%
#   Harada Industry Co., Ltd.                                       23,700     186,533       0.0%
    Hard Off Corp. Co., Ltd.                                        27,800     285,075       0.0%
    Harima Chemicals Group, Inc.                                    34,200     273,322       0.0%
#   Harmonic Drive Systems, Inc.                                    29,200   1,517,323       0.0%
    Haruyama Holdings, Inc.                                          6,500      58,390       0.0%
    Haseko Corp.                                                 1,179,300  17,125,116       0.1%
    Havix Corp.                                                      6,500      65,391       0.0%
#   Hayashikane Sangyo Co., Ltd.                                    28,299     237,882       0.0%
    Hazama Ando Corp.                                              958,380   7,813,905       0.1%
#   Hearts United Group Co., Ltd.                                   29,300     434,648       0.0%
    Heiwa Corp.                                                    216,500   3,992,198       0.0%
    Heiwa Real Estate Co., Ltd.                                    161,600   2,818,872       0.0%
    Heiwado Co., Ltd.                                              137,600   3,003,900       0.0%
    Helios Techno Holdings Co., Ltd.                                38,000     256,332       0.0%
    HI-LEX Corp.                                                    36,300     918,237       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Hibino Corp.                                                     9,200 $   163,182       0.0%
    Hibiya Engineering, Ltd.                                        68,100   1,479,387       0.0%
    Hiday Hidaka Corp.                                              44,930   1,320,044       0.0%
    Hikari Tsushin, Inc.                                            22,100   2,861,087       0.0%
#   Himaraya Co., Ltd.                                               6,000      53,569       0.0%
    Hino Motors, Ltd.                                              603,000   7,761,215       0.1%
    Hioki EE Corp.                                                  18,600     405,566       0.0%
    Hirakawa Hewtech Corp.                                          31,000     415,315       0.0%
#   Hiramatsu, Inc.                                                 54,400     299,826       0.0%
    Hirano Tecseed Co., Ltd.                                        33,100     597,050       0.0%
#   Hirata Corp.                                                    25,500   2,863,816       0.0%
    Hirose Electric Co., Ltd.                                       10,500   1,579,577       0.0%
    Hiroshima Bank, Ltd. (The)                                     636,000   5,384,854       0.0%
    Hiroshima Gas Co., Ltd.                                         59,700     191,968       0.0%
#   HIS Co., Ltd.                                                  186,476   6,244,176       0.0%
    Hisaka Works, Ltd.                                              67,200     626,505       0.0%
    Hisamitsu Pharmaceutical Co., Inc.                              20,300   1,117,685       0.0%
    Hitachi Capital Corp.                                          285,800   6,986,867       0.1%
    Hitachi Chemical Co., Ltd.                                     240,700   6,863,752       0.0%
    Hitachi Construction Machinery Co., Ltd.                       244,400   8,383,977       0.1%
    Hitachi High-Technologies Corp.                                118,400   4,954,906       0.0%
#   Hitachi Kokusai Electric, Inc.                                  73,700   2,041,577       0.0%
    Hitachi Metals, Ltd.                                           449,430   5,822,245       0.0%
    Hitachi Transport System, Ltd.                                 215,800   5,340,200       0.0%
    Hitachi Zosen Corp.                                            744,200   3,921,288       0.0%
    Hitachi, Ltd.                                                7,235,425  57,618,187       0.2%
    Hitachi, Ltd. ADR                                               86,823   6,906,770       0.0%
    Hito Communications, Inc.                                       18,500     326,681       0.0%
#   Hochiki Corp.                                                   69,400   1,435,748       0.0%
#   Hodogaya Chemical Co., Ltd.                                     11,900     836,454       0.0%
    Hogy Medical Co., Ltd.                                          31,800   2,177,818       0.0%
*   Hokkaido Electric Power Co., Inc.                              471,800   3,717,960       0.0%
    Hokkaido Gas Co., Ltd.                                         149,000     384,641       0.0%
    Hokkan Holdings, Ltd.                                          121,000     465,442       0.0%
    Hokko Chemical Industry Co., Ltd.                               62,700     384,519       0.0%
    Hokkoku Bank, Ltd. (The)                                        98,400   4,504,752       0.0%
    Hokuetsu Bank, Ltd. (The)                                       74,400   1,801,655       0.0%
    Hokuetsu Industries Co., Ltd.                                  100,700     991,426       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                                 574,095   3,684,524       0.0%
    Hokuhoku Financial Group, Inc.                                 399,900   6,591,642       0.0%
    Hokuriku Electric Industry Co., Ltd.                            24,100     331,731       0.0%
#   Hokuriku Electric Power Co.                                    442,200   3,907,305       0.0%
#   Hokuriku Electrical Construction Co., Ltd.                       4,500      41,211       0.0%
    Hokuto Corp.                                                    72,000   1,257,134       0.0%
    Honda Motor Co., Ltd.                                        2,495,223  78,192,940       0.3%
    Honda Motor Co., Ltd. Sponsored ADR                            409,923  12,744,506       0.1%
    Honda Tsushin Kogyo Co., Ltd.                                    7,400     149,793       0.0%
    Honeys Holdings Co., Ltd.                                       60,230     637,393       0.0%
    Honshu Chemical Industry Co., Ltd.                               8,100      98,081       0.0%
    Hoosiers Holdings                                              134,600   1,277,520       0.0%
    Horiba, Ltd.                                                    89,100   5,308,962       0.0%
    Hoshizaki Corp.                                                 29,300   2,772,768       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Hosiden Corp.                                                180,600 $ 3,118,049       0.0%
    Hosokawa Micron Corp.                                         27,600   1,748,807       0.0%
#   Hotland Co., Ltd.                                             22,800     293,614       0.0%
    House Foods Group, Inc.                                      170,000   5,051,125       0.0%
#   Howa Machinery, Ltd.                                          30,100     488,313       0.0%
    Hoya Corp.                                                   117,500   6,383,861       0.0%
    Hulic Co., Ltd.                                              115,400   1,190,465       0.0%
#   Hurxley Corp.                                                  3,300      34,532       0.0%
    Hyakugo Bank, Ltd. (The)                                     983,000   4,615,159       0.0%
    Hyakujushi Bank, Ltd. (The)                                  952,000   3,461,296       0.0%
    I K K, Inc.                                                   20,000     154,498       0.0%
    I-Net Corp.                                                   30,110     470,643       0.0%
    I-O Data Device, Inc.                                         26,900     269,946       0.0%
    Ibiden Co., Ltd.                                             398,705   6,676,109       0.0%
    IBJ Leasing Co., Ltd.                                        121,700   3,177,160       0.0%
    IBJ, Inc.                                                     41,800     335,221       0.0%
    Ichibanya Co., Ltd.                                           24,032     931,323       0.0%
#   Ichigo, Inc.                                                 568,100   2,020,321       0.0%
    Ichiken Co., Ltd.                                             27,500     688,243       0.0%
    Ichikoh Industries, Ltd.                                     236,000   1,840,623       0.0%
#   Ichinen Holdings Co., Ltd.                                    85,372   1,216,048       0.0%
    Ichiyoshi Securities Co., Ltd.                                97,100   1,114,504       0.0%
    Icom, Inc.                                                    26,500     616,195       0.0%
    Idec Corp.                                                    66,700   1,411,241       0.0%
    Idemitsu Kosan Co., Ltd.                                     470,700  13,758,480       0.1%
#   IDOM, Inc.                                                   294,800   2,149,848       0.0%
#*  IGNIS, Ltd.                                                    2,600      87,704       0.0%
    Ihara Science Corp.                                            1,100      19,952       0.0%
    IHI Corp.                                                    375,600  13,528,709       0.1%
    Iida Group Holdings Co., Ltd.                                276,096   5,296,434       0.0%
    Iino Kaiun Kaisha, Ltd.                                      366,800   1,731,955       0.0%
#   IJT Technology Holdings Co., Ltd.                             38,760     358,916       0.0%
#   Ikegami Tsushinki Co., Ltd.                                  205,000     308,022       0.0%
#   Imagica Robot Holdings, Inc.                                  71,500     598,641       0.0%
    Imasen Electric Industrial                                    63,900     826,050       0.0%
    Imperial Hotel, Ltd.                                          15,100     274,619       0.0%
    Imuraya Group Co., Ltd.                                        1,000      19,084       0.0%
    Inaba Denki Sangyo Co., Ltd.                                  69,500   3,050,775       0.0%
    Inaba Seisakusho Co., Ltd.                                    34,500     434,033       0.0%
    Inabata & Co., Ltd.                                          178,700   2,590,551       0.0%
    Inageya Co., Ltd.                                             42,600     702,861       0.0%
    Ines Corp.                                                    71,500     669,528       0.0%
    Infocom Corp.                                                 57,800   1,483,063       0.0%
    Infomart Corp.                                               195,600   1,478,580       0.0%
#   Information Development Co.                                   11,750     128,810       0.0%
    Information Services International-Dentsu, Ltd.               52,800   1,174,900       0.0%
#   Innotech Corp.                                                76,000     655,632       0.0%
    Inpex Corp.                                                  935,000  10,011,218       0.1%
#   Intage Holdings, Inc.                                        106,400   1,396,178       0.0%
#   Inter Action Corp.                                            28,900     207,071       0.0%
    Internet Initiative Japan, Inc.                              146,600   3,072,882       0.0%
    Inui Global Logistics Co., Ltd.                               62,400     460,021       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Investors Cloud Co., Ltd.                                        6,500 $   396,391       0.0%
#   Iriso Electronics Co., Ltd.                                     80,200   4,523,458       0.0%
    Ise Chemicals Corp.                                             18,000      95,456       0.0%
    Iseki & Co., Ltd.                                               90,500   2,016,436       0.0%
    Isetan Mitsukoshi Holdings, Ltd.                               511,740   5,578,365       0.0%
*   Ishihara Sangyo Kaisha, Ltd.                                   152,300   2,291,759       0.0%
    Ishii Iron Works Co., Ltd.                                       2,900      46,398       0.0%
#   Ishizuka Glass Co., Ltd.                                         2,099      48,472       0.0%
    Isolite Insulating Products Co., Ltd.                            2,700      26,369       0.0%
#   Istyle, Inc.                                                    99,000     680,943       0.0%
    Isuzu Motors, Ltd.                                           1,294,507  18,906,794       0.1%
#*  ITbook Co., Ltd.                                                14,000      67,706       0.0%
    Itfor, Inc.                                                     73,400     436,735       0.0%
#   ITmedia, Inc.                                                    5,500      33,343       0.0%
    Ito En, Ltd.                                                    67,900   2,377,430       0.0%
    ITOCHU Corp.                                                   831,700  14,568,588       0.1%
    Itochu Enex Co., Ltd.                                          281,600   2,870,264       0.0%
    Itochu Techno-Solutions Corp.                                   91,900   3,579,702       0.0%
    Itochu-Shokuhin Co., Ltd.                                       14,000     639,201       0.0%
    Itoham Yonekyu Holdings, Inc.                                  405,646   3,869,978       0.0%
    Itoki Corp.                                                    171,800   1,319,581       0.0%
*   Itokuro, Inc.                                                    2,700     125,606       0.0%
#   Ivy Cosmetics Corp.                                              4,200     223,026       0.0%
    IwaiCosmo Holdings, Inc.                                        91,600   1,176,399       0.0%
#   Iwaki & Co., Ltd.                                               89,000     377,481       0.0%
    Iwasaki Electric Co., Ltd.                                      29,200     474,115       0.0%
    Iwatani Corp.                                                  202,600   6,109,751       0.0%
    Iwatsu Electric Co., Ltd.                                       42,300     313,917       0.0%
#   Iyo Bank, Ltd. (The)                                           765,157   6,605,331       0.0%
    Izumi Co., Ltd.                                                 84,700   4,392,365       0.0%
#*  Izutsuya Co., Ltd.                                              20,399      89,180       0.0%
    J Front Retailing Co., Ltd.                                    635,800   9,436,550       0.1%
#   J Trust Co., Ltd.                                              284,800   2,095,422       0.0%
    J-Oil Mills, Inc.                                               44,900   1,612,624       0.0%
    JAC Recruitment Co., Ltd.                                       34,700     643,657       0.0%
    Jaccs Co., Ltd.                                                 97,800   2,442,779       0.0%
    Jafco Co., Ltd.                                                117,600   5,812,217       0.0%
    Jalux, Inc.                                                     22,600     559,879       0.0%
#   Jamco Corp.                                                     41,100     858,835       0.0%
    Janome Sewing Machine Co., Ltd.                                 79,199     547,229       0.0%
    Japan Airlines Co., Ltd.                                       215,200   7,365,715       0.1%
    Japan Airport Terminal Co., Ltd.                                59,000   2,097,179       0.0%
    Japan Asia Group, Ltd.                                          85,000     354,423       0.0%
*   Japan Asia Investment Co., Ltd.                                 43,200     159,515       0.0%
#*  Japan Asset Marketing Co., Ltd.                                540,400     583,850       0.0%
    Japan Aviation Electronics Industry, Ltd.                      276,000   5,048,770       0.0%
    Japan Cash Machine Co., Ltd.                                    16,100     174,339       0.0%
#*  Japan Display, Inc.                                          1,671,200   3,605,084       0.0%
#*  Japan Drilling Co., Ltd.                                        25,100     480,042       0.0%
    Japan Exchange Group, Inc.                                     352,600   6,356,831       0.0%
    Japan Foundation Engineering Co., Ltd.                          87,000     310,851       0.0%
    Japan Investment Adviser Co., Ltd.                               8,500     204,001       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Japan Lifeline Co., Ltd.                                        71,200 $ 3,415,541       0.0%
#   Japan Material Co., Ltd.                                        56,000   1,625,854       0.0%
    Japan Meat Co., Ltd.                                             9,300     148,760       0.0%
#   Japan Medical Dynamic Marketing, Inc.                           85,100     823,090       0.0%
    Japan Oil Transportation Co., Ltd.                               5,079     163,735       0.0%
    Japan Petroleum Exploration Co., Ltd.                           67,700   1,397,007       0.0%
    Japan Property Management Center Co., Ltd.                      30,600     412,839       0.0%
    Japan Pulp & Paper Co., Ltd.                                    29,400   1,241,006       0.0%
    Japan Securities Finance Co., Ltd.                             357,500   2,010,676       0.0%
    Japan Steel Works, Ltd. (The)                                  294,600   7,467,020       0.1%
    Japan Tobacco, Inc.                                            271,500   8,986,698       0.1%
    Japan Transcity Corp.                                          113,000     485,059       0.0%
    Japan Wool Textile Co., Ltd. (The)                             206,900   1,858,363       0.0%
    Jastec Co., Ltd.                                                25,400     300,549       0.0%
#   JBCC Holdings, Inc.                                             44,600     412,920       0.0%
    JCU Corp.                                                       38,400   1,661,547       0.0%
    Jeol, Ltd.                                                     279,000   1,477,912       0.0%
    JFE Holdings, Inc.                                             881,108  18,936,132       0.1%
    JGC Corp.                                                      231,700   3,886,177       0.0%
*   JIG-SAW, Inc.                                                    6,100     324,028       0.0%
    Jimoto Holdings, Inc.                                          206,400     403,823       0.0%
    JINS, Inc.                                                      36,900   1,917,479       0.0%
    JK Holdings Co., Ltd.                                           28,200     222,981       0.0%
    JMS Co., Ltd.                                                   27,000     165,990       0.0%
    Joban Kosan Co., Ltd.                                            9,699     159,384       0.0%
#   Jolly - Pasta Co., Ltd.                                          1,000      14,260       0.0%
    Joshin Denki Co., Ltd.                                          52,000   1,799,620       0.0%
    Joyful Honda Co., Ltd.                                          32,500     877,412       0.0%
#   JP-Holdings, Inc.                                              140,200     493,612       0.0%
    JSP Corp.                                                       50,800   1,639,013       0.0%
    JSR Corp.                                                      274,000   5,311,453       0.0%
    JTEKT Corp.                                                    579,300   9,598,701       0.1%
    Juki Corp.                                                     170,799   2,655,915       0.0%
#   Juroku Bank, Ltd. (The)                                        115,900   3,915,499       0.0%
    Justsystems Corp.                                               62,100   1,334,136       0.0%
    JVC Kenwood Corp.                                              551,170   1,727,979       0.0%
    JXTG Holdings, Inc.                                          5,829,820  30,104,001       0.1%
    K&O Energy Group, Inc.                                          54,100     900,660       0.0%
#   K's Holdings Corp.                                             325,340   7,466,710       0.1%
#   kabu.com Securities Co., Ltd.                                  461,600   1,471,658       0.0%
    Kabuki-Za Co., Ltd.                                              1,000      49,243       0.0%
*   Kadokawa Dwango                                                210,953   2,433,893       0.0%
    Kaga Electronics Co., Ltd.                                      60,900   1,824,694       0.0%
    Kagome Co., Ltd.                                                 8,200     273,077       0.0%
    Kajima Corp.                                                 1,807,000  18,741,272       0.1%
#   Kakaku.com, Inc.                                               289,200   3,971,010       0.0%
    Kaken Pharmaceutical Co., Ltd.                                  64,800   3,283,930       0.0%
    Kakiyasu Honten Co., Ltd.                                        4,400      82,245       0.0%
#   Kameda Seika Co., Ltd.                                          56,600   2,563,312       0.0%
    Kamei Corp.                                                    103,100   1,743,665       0.0%
    Kamigumi Co., Ltd.                                             297,000   7,109,878       0.1%
    Kanaden Corp.                                                   43,600     499,439       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Kanagawa Chuo Kotsu Co., Ltd.                                 12,900 $   428,946       0.0%
#   Kanamoto Co., Ltd.                                           159,000   5,227,276       0.0%
    Kandenko Co., Ltd.                                           384,000   3,777,003       0.0%
    Kaneka Corp.                                                 830,000   6,854,080       0.0%
    Kaneko Seeds Co., Ltd.                                           900      13,448       0.0%
    Kanematsu Corp.                                              389,800   5,128,014       0.0%
    Kanematsu Electronics, Ltd.                                   35,300   1,101,599       0.0%
    Kansai Electric Power Co., Inc. (The)                        325,600   4,458,796       0.0%
#   Kansai Paint Co., Ltd.                                       152,900   3,929,979       0.0%
    Kansai Super Market, Ltd.                                      1,500      18,332       0.0%
#   Kansai Urban Banking Corp.                                   110,800   1,415,974       0.0%
#   Kanto Denka Kogyo Co., Ltd.                                  248,000   2,595,722       0.0%
    Kao Corp.                                                    126,800   7,663,170       0.1%
*   Kappa Create Co., Ltd.                                        14,500     162,830       0.0%
    Kasai Kogyo Co., Ltd.                                        143,200   2,154,622       0.0%
    Katakura & Co-op Agri Corp.                                    4,000      48,482       0.0%
    Katakura Industries Co., Ltd.                                 97,800   1,221,082       0.0%
    Kato Sangyo Co., Ltd.                                         84,600   2,639,248       0.0%
    Kato Works Co., Ltd.                                          35,226   1,100,639       0.0%
#   KAWADA TECHNOLOGIES, Inc.                                     19,000   1,125,268       0.0%
    Kawagishi Bridge Works Co., Ltd.                              23,000     240,706       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.             24,000     506,724       0.0%
    Kawakin Holdings Co., Ltd.                                    10,000      35,252       0.0%
    Kawasaki Heavy Industries, Ltd.                              338,400  11,806,152       0.1%
    Kawasaki Kinkai Kisen Kaisha, Ltd.                             2,800      86,397       0.0%
#*  Kawasaki Kisen Kaisha, Ltd.                                  279,898   7,308,356       0.1%
    Kawasumi Laboratories, Inc.                                   43,900     338,770       0.0%
    KDDI Corp.                                                   877,800  23,386,905       0.1%
    Keihan Holdings Co., Ltd.                                    238,600   7,290,573       0.1%
    Keihanshin Building Co., Ltd.                                130,000     912,094       0.0%
    Keihin Co., Ltd.                                              10,700     157,167       0.0%
    Keihin Corp.                                                 196,500   3,622,717       0.0%
    Keikyu Corp.                                                 128,000   2,647,752       0.0%
    Keio Corp.                                                    65,000   2,835,855       0.0%
    Keisei Electric Railway Co., Ltd.                            114,100   3,446,678       0.0%
    Keiyo Bank, Ltd. (The)                                       929,000   4,552,714       0.0%
#   Keiyo Co., Ltd.                                              111,200     749,299       0.0%
    Kenedix, Inc.                                                372,300   2,176,687       0.0%
    Kenko Mayonnaise Co., Ltd.                                    66,600   1,740,557       0.0%
    Kewpie Corp.                                                 300,400   7,493,578       0.1%
    KEY Coffee, Inc.                                              39,400     743,206       0.0%
    Keyence Corp.                                                  9,810   5,446,755       0.0%
#   KFC Holdings Japan, Ltd.                                      37,700     665,984       0.0%
*   KI Holdings Co., Ltd.                                         20,000      55,522       0.0%
#   Ki-Star Real Estate Co., Ltd.                                 17,500     368,195       0.0%
#   Kikkoman Corp.                                                86,050   2,953,281       0.0%
    Kimoto Co., Ltd.                                             158,700     393,692       0.0%
    Kimura Chemical Plants Co., Ltd.                              20,500      83,491       0.0%
    Kimura Unity Co., Ltd.                                         2,000      20,672       0.0%
    Kinden Corp.                                                 336,300   5,679,392       0.0%
    King Jim Co., Ltd.                                            12,200     112,364       0.0%
#*  Kinki Sharyo Co., Ltd. (The)                                  15,500     363,233       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
*   Kintetsu Department Store Co., Ltd.                              8,200 $   269,083       0.0%
    Kintetsu Group Holdings Co., Ltd.                              100,200   3,852,983       0.0%
    Kintetsu World Express, Inc.                                   192,000   3,304,605       0.0%
    Kirin Holdings Co., Ltd.                                       670,780  16,101,314       0.1%
    Kirindo Holdings Co., Ltd.                                      13,500     180,929       0.0%
    Kissei Pharmaceutical Co., Ltd.                                119,200   3,276,925       0.0%
    Kita-Nippon Bank, Ltd. (The)                                    28,600     890,072       0.0%
    Kitagawa Iron Works Co., Ltd.                                   39,800   1,085,080       0.0%
    Kitamura Co., Ltd.                                                 900       5,920       0.0%
    Kitano Construction Corp.                                      155,000     697,749       0.0%
#   Kito Corp.                                                     105,500   1,354,977       0.0%
    Kitz Corp.                                                     385,700   3,304,821       0.0%
    Kiyo Bank, Ltd. (The)                                          248,400   4,272,391       0.0%
#*  KLab, Inc.                                                     135,000   2,372,965       0.0%
*   KNT-CT Holdings Co., Ltd.                                       49,300     855,863       0.0%
    Koa Corp.                                                      101,000   2,107,404       0.0%
    Koatsu Gas Kogyo Co., Ltd.                                      44,800     338,608       0.0%
    Kobayashi Pharmaceutical Co., Ltd.                              42,400   2,451,611       0.0%
#   Kobe Bussan Co., Ltd.                                           28,100   1,213,496       0.0%
#*  Kobe Electric Railway Co., Ltd.                                  9,700     325,595       0.0%
#*  Kobe Steel, Ltd.                                               614,582   5,188,818       0.0%
#   Kobelco Eco-Solutions Co., Ltd.                                  6,400     108,223       0.0%
#   Kogi Corp.                                                       1,300      26,147       0.0%
#   Kohnan Shoji Co., Ltd.                                          82,400   1,761,092       0.0%
    Kohsoku Corp.                                                   17,000     198,034       0.0%
    Koike Sanso Kogyo Co., Ltd.                                      4,000     105,575       0.0%
    Koito Manufacturing Co., Ltd.                                  151,300  10,145,297       0.1%
*   Kojima Co., Ltd.                                               130,400     429,790       0.0%
    Kokusai Co., Ltd.                                               12,500     134,135       0.0%
    Kokuyo Co., Ltd.                                               327,064   5,864,874       0.0%
    KOMAIHALTEC, Inc.                                               16,000     370,073       0.0%
    Komatsu Seiren Co., Ltd.                                       122,000   1,058,725       0.0%
    Komatsu Wall Industry Co., Ltd.                                 14,900     284,753       0.0%
    Komatsu, Ltd.                                                  342,500  11,191,445       0.1%
    Komehyo Co., Ltd.                                               28,600     455,945       0.0%
    Komeri Co., Ltd.                                               135,100   4,047,702       0.0%
    Komori Corp.                                                   245,400   3,456,001       0.0%
    Konaka Co., Ltd.                                                82,380     439,086       0.0%
    Konami Holdings Corp.                                          173,162   8,433,893       0.1%
#   Kondotec, Inc.                                                  47,000     499,063       0.0%
#   Konica Minolta, Inc.                                         1,263,400  11,083,460       0.1%
    Konishi Co., Ltd.                                              100,900   1,755,814       0.0%
    Konoike Transport Co., Ltd.                                     98,500   1,515,666       0.0%
#   Konoshima Chemical Co., Ltd.                                    29,000     409,271       0.0%
#*  Kosaido Co., Ltd.                                               12,800      58,195       0.0%
#   Kose Corp.                                                      49,800   6,056,315       0.0%
#   Kosei Securities Co., Ltd. (The)                                17,800     269,686       0.0%
    Koshidaka Holdings Co., Ltd.                                    27,900   1,128,604       0.0%
    Kotobuki Spirits Co., Ltd.                                      52,700   2,169,118       0.0%
    Kourakuen Holdings Corp.                                        16,000     319,774       0.0%
    Kozo Keikaku Engineering, Inc.                                   1,000      21,636       0.0%
    Krosaki Harima Corp.                                            23,300     999,893       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    KRS Corp.                                                       31,900 $   908,024       0.0%
    KU Holdings Co., Ltd.                                           15,600     146,679       0.0%
    Kubota Corp.                                                    86,000   1,618,131       0.0%
    Kubota Corp. Sponsored ADR                                      43,382   4,079,209       0.0%
    Kumagai Gumi Co., Ltd.                                         209,000   6,643,818       0.0%
#   Kumiai Chemical Industry Co., Ltd.                             218,487   1,485,466       0.0%
#   Kura Corp.                                                      31,000   1,386,798       0.0%
    Kurabo Industries, Ltd.                                        764,000   2,216,228       0.0%
    Kuraray Co., Ltd.                                              828,200  16,311,036       0.1%
    Kureha Corp.                                                    61,600   3,623,368       0.0%
    Kurimoto, Ltd.                                                  46,800     983,202       0.0%
    Kurita Water Industries, Ltd.                                  200,400   6,367,962       0.0%
    Kuriyama Holdings Corp.                                         19,800     336,637       0.0%
    Kuroda Electric Co., Ltd.                                       82,900   1,479,937       0.0%
    Kusuri no Aoki Holdings Co., Ltd.                               39,100   2,170,009       0.0%
    KYB Corp.                                                       90,100   5,850,012       0.0%
    Kyocera Corp.                                                   99,730   6,670,702       0.0%
    Kyocera Corp. Sponsored ADR                                     57,109   3,814,881       0.0%
#   Kyoden Co., Ltd.                                                46,500     191,197       0.0%
    Kyodo Printing Co., Ltd.                                        26,400     879,597       0.0%
#   Kyoei Steel, Ltd.                                               94,600   1,660,986       0.0%
    Kyokuto Boeki Kaisha, Ltd.                                     113,796     390,089       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                               129,800   2,324,437       0.0%
    Kyokuto Securities Co., Ltd.                                    72,600   1,077,128       0.0%
    Kyokuyo Co., Ltd.                                               45,000   1,452,722       0.0%
    KYORIN Holdings, Inc.                                          133,300   2,737,678       0.0%
#   Kyoritsu Maintenance Co., Ltd.                                 131,874   4,164,956       0.0%
    Kyoritsu Printing Co., Ltd.                                    140,000     439,007       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                        164,000     937,954       0.0%
    Kyowa Electronics Instruments Co., Ltd.                         80,300     320,986       0.0%
    Kyowa Exeo Corp.                                               274,800   5,986,041       0.0%
    Kyowa Hakko Kirin Co., Ltd.                                    137,900   2,545,494       0.0%
    Kyowa Leather Cloth Co., Ltd.                                   30,300     259,586       0.0%
    Kyudenko Corp.                                                 160,600   7,090,928       0.1%
    Kyushu Electric Power Co., Inc.                                237,100   2,704,385       0.0%
    Kyushu Financial Group, Inc.                                   883,800   5,617,576       0.0%
    LAC Co., Ltd.                                                   36,700     454,343       0.0%
#   Lacto Japan Co., Ltd.                                           15,900     577,299       0.0%
#*  Laox Co., Ltd.                                                 157,999     661,684       0.0%
    Lasertec Corp.                                                 127,200   2,798,620       0.0%
    Lawson, Inc.                                                    22,600   1,475,752       0.0%
#   LEC, Inc.                                                       61,500   1,622,254       0.0%
    Leopalace21 Corp.                                            1,307,300   9,761,920       0.1%
    Life Corp.                                                      51,800   1,377,850       0.0%
#   LIFULL Co., Ltd.                                               143,800   1,105,018       0.0%
#   Like Co., Ltd.                                                  18,600     349,131       0.0%
#   Linical Co., Ltd.                                               25,000     328,955       0.0%
#   Link And Motivation, Inc.                                      110,800     762,697       0.0%
    Lintec Corp.                                                   182,400   5,069,231       0.0%
    Lion Corp.                                                     360,000   6,927,305       0.1%
*   Litalico, Inc.                                                   3,500      51,771       0.0%
*   Livesense, Inc.                                                 10,800      52,587       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    LIXIL Group Corp.                                              618,419 $17,031,893       0.1%
    Lonseal Corp.                                                    5,700     133,249       0.0%
#   Look, Inc.                                                     137,000     520,656       0.0%
#*  M&A Capital Partners Co., Ltd.                                  15,100     790,855       0.0%
    M3, Inc.                                                       108,800   3,245,127       0.0%
    Mabuchi Motor Co., Ltd.                                         19,000     997,026       0.0%
    Macnica Fuji Electronics Holdings, Inc.                        133,550   2,797,881       0.0%
    Maeda Corp.                                                    426,000   5,340,937       0.0%
    Maeda Kosen Co., Ltd.                                           85,400   1,482,542       0.0%
    Maeda Road Construction Co., Ltd.                              199,000   4,285,426       0.0%
    Maezawa Kasei Industries Co., Ltd.                              57,200     633,793       0.0%
    Maezawa Kyuso Industries Co., Ltd.                              22,500     369,230       0.0%
#   Makino Milling Machine Co., Ltd.                               415,000   3,915,654       0.0%
    Makita Corp.                                                    70,700   2,962,939       0.0%
    Makita Corp. Sponsored ADR                                       1,200      50,551       0.0%
    Mamezou Holdings Co., Ltd.                                      31,300     360,080       0.0%
#   Mamiya-Op Co., Ltd.                                             16,299     174,523       0.0%
    Mandom Corp.                                                    63,600   1,895,057       0.0%
    Mani, Inc.                                                      36,700   1,050,920       0.0%
    MarkLines Co., Ltd.                                              2,800      27,280       0.0%
    Mars Engineering Corp.                                          31,900     649,805       0.0%
    Marubeni Corp.                                               2,206,059  14,791,711       0.1%
    Marubun Corp.                                                   64,600     561,791       0.0%
    Marudai Food Co., Ltd.                                         461,000   2,156,544       0.0%
    Marufuji Sheet Piling Co., Ltd.                                  1,600      49,087       0.0%
    Maruha Nichiro Corp.                                           259,482   8,015,316       0.1%
    Marui Group Co., Ltd.                                          409,000   6,259,593       0.0%
    Maruichi Steel Tube, Ltd.                                      114,100   3,485,897       0.0%
    Maruka Machinery Co., Ltd.                                      19,800     383,512       0.0%
#   Marusan Securities Co., Ltd.                                   127,800   1,168,649       0.0%
    Maruwa Co., Ltd.                                                34,300   1,984,867       0.0%
#   Maruwa Unyu Kikan Co., Ltd.                                     46,000     922,372       0.0%
    Maruyama Manufacturing Co., Inc.                                13,300     229,675       0.0%
#*  Maruzen CHI Holdings Co., Ltd.                                  14,700      45,272       0.0%
    Maruzen Showa Unyu Co., Ltd.                                   180,000     853,053       0.0%
#   Marvelous, Inc.                                                 72,700     687,776       0.0%
    Matsuda Sangyo Co., Ltd.                                        46,762     670,754       0.0%
    Matsui Construction Co., Ltd.                                   80,700     721,482       0.0%
#   Matsui Securities Co., Ltd.                                    166,900   1,403,522       0.0%
    Matsumotokiyoshi Holdings Co., Ltd.                             86,100   6,191,714       0.0%
    Matsuya Co., Ltd.                                               40,700     439,848       0.0%
    Matsuya Foods Co., Ltd.                                         41,200   1,580,292       0.0%
    Max Co., Ltd.                                                   73,000   1,032,373       0.0%
    Maxell Holdings, Ltd.                                          139,000   3,158,914       0.0%
    Maxvalu Nishinihon Co., Ltd.                                     1,700      25,386       0.0%
    Maxvalu Tokai Co., Ltd.                                         21,100     415,607       0.0%
    Mazda Motor Corp.                                            1,602,300  23,130,357       0.1%
#   McDonald's Holdings Co. Japan, Ltd.                             44,700   1,919,083       0.0%
    MCJ Co., Ltd.                                                  180,500   1,899,410       0.0%
    Mebuki Financial Group, Inc.                                 1,634,250   6,817,933       0.0%
#   MEC Co., Ltd.                                                   44,400     714,513       0.0%
#   Media Do Holdings Co., Ltd.                                      9,100     215,466       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#*  Medical Data Vision Co., Ltd.                                    5,800 $   110,491       0.0%
    Medical System Network Co., Ltd.                               105,300     498,452       0.0%
    Medipal Holdings Corp.                                         238,300   4,425,532       0.0%
    Medius Holdings Co., Ltd.                                        2,900      72,373       0.0%
#   Megachips Corp.                                                 66,300   2,184,580       0.0%
#*  Meganesuper Co., Ltd.                                          416,700     282,185       0.0%
    Megmilk Snow Brand Co., Ltd.                                   254,400   7,121,197       0.1%
    Meidensha Corp.                                                990,000   3,917,111       0.0%
    MEIJI Holdings Co., Ltd.                                       124,620  10,187,673       0.1%
    Meiji Shipping Co., Ltd.                                        32,900     132,640       0.0%
#   Meiko Electronics Co., Ltd.                                    112,800   2,073,357       0.0%
    Meiko Network Japan Co., Ltd.                                   84,100     974,537       0.0%
    Meisei Industrial Co., Ltd.                                    157,000   1,098,933       0.0%
    Meitec Corp.                                                    73,500   3,590,284       0.0%
    Meito Sangyo Co., Ltd.                                          21,200     280,682       0.0%
#   Meiwa Corp.                                                     72,700     333,953       0.0%
#   Meiwa Estate Co., Ltd.                                          52,200     423,819       0.0%
    Melco Holdings, Inc.                                            37,600   1,180,293       0.0%
    Menicon Co., Ltd.                                               45,500   2,062,118       0.0%
    Mesco, Inc.                                                      6,000      69,463       0.0%
    METAWATER Co., Ltd.                                             30,200     801,710       0.0%
#   Michinoku Bank, Ltd. (The)                                      75,809   1,283,138       0.0%
#   Micronics Japan Co., Ltd.                                       49,000     487,744       0.0%
    Mie Bank, Ltd. (The)                                            44,600   1,067,383       0.0%
#   Mie Kotsu Group Holdings, Inc.                                 151,600     655,141       0.0%
    Mikuni Corp.                                                    55,800     291,976       0.0%
    Milbon Co., Ltd.                                                25,836   1,613,303       0.0%
    Mimaki Engineering Co., Ltd.                                    69,500     577,492       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                         63,500   1,135,225       0.0%
#   Minato Bank, Ltd. (The)                                         65,800   1,247,096       0.0%
    Minebea Mitsumi, Inc.                                        1,038,826  19,044,914       0.1%
    Ministop Co., Ltd.                                              65,300   1,325,189       0.0%
    Miraca Holdings, Inc.                                          162,600   7,565,290       0.1%
    Miraial Co., Ltd.                                                2,100      29,013       0.0%
    Mirait Holdings Corp.                                          259,730   3,394,053       0.0%
    Miroku Jyoho Service Co., Ltd.                                  48,700   1,137,325       0.0%
    Misawa Homes Co., Ltd.                                         115,000   1,019,260       0.0%
    MISUMI Group, Inc.                                             200,700   5,498,685       0.0%
    Mitani Corp.                                                    33,600   1,332,514       0.0%
    Mitani Sekisan Co., Ltd.                                         2,400      58,119       0.0%
    Mito Securities Co., Ltd.                                      251,900     871,397       0.0%
    Mitsuba Corp.                                                  184,300   3,080,005       0.0%
    Mitsubishi Chemical Holdings Corp.                           3,644,360  38,066,477       0.2%
    Mitsubishi Corp.                                             1,188,400  27,829,868       0.1%
    Mitsubishi Electric Corp.                                    1,199,000  20,519,078       0.1%
    Mitsubishi Estate Co., Ltd.                                    202,073   3,664,499       0.0%
    Mitsubishi Gas Chemical Co., Inc.                              444,000  10,861,423       0.1%
    Mitsubishi Heavy Industries, Ltd.                              460,500  18,017,943       0.1%
    Mitsubishi Kakoki Kaisha, Ltd.                                  13,300     288,238       0.0%
    Mitsubishi Logisnext Co., Ltd.                                 183,800   1,350,668       0.0%
#   Mitsubishi Logistics Corp.                                     145,999   3,781,458       0.0%
    Mitsubishi Materials Corp.                                     412,720  15,693,339       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
JAPAN -- (Continued)
    Mitsubishi Motors Corp.                                         184,000 $ 1,473,439       0.0%
*   Mitsubishi Paper Mills, Ltd.                                    121,800     822,055       0.0%
    Mitsubishi Pencil Co., Ltd.                                      55,400   1,313,819       0.0%
    Mitsubishi Research Institute, Inc.                              25,600     758,572       0.0%
    Mitsubishi Shokuhin Co., Ltd.                                    46,200   1,370,827       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                         60,300   1,501,425       0.0%
    Mitsubishi Tanabe Pharma Corp.                                   46,300   1,019,034       0.0%
    Mitsubishi UFJ Financial Group, Inc.                          8,324,200  56,464,229       0.2%
    Mitsubishi UFJ Financial Group, Inc. Sponsored ADR            1,677,265  11,388,629       0.1%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                      1,555,500   8,206,709       0.1%
    Mitsuboshi Belting, Ltd.                                        142,000   1,772,973       0.0%
    Mitsui & Co., Ltd.                                              907,000  13,545,457       0.1%
    Mitsui & Co., Ltd. Sponsored ADR                                 15,092   4,537,500       0.0%
    Mitsui Chemicals, Inc.                                          514,613  15,868,561       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                     327,200   4,280,914       0.0%
    Mitsui Fudosan Co., Ltd.                                        251,800   5,877,257       0.0%
#   Mitsui High-Tec, Inc.                                           106,100   2,239,954       0.0%
    Mitsui Home Co., Ltd.                                            84,000     555,963       0.0%
    Mitsui Matsushima Co., Ltd.                                      59,000     743,620       0.0%
    Mitsui Mining & Smelting Co., Ltd.                              302,600  15,745,847       0.1%
    Mitsui OSK Lines, Ltd.                                          290,500   8,895,506       0.1%
    Mitsui Sugar Co., Ltd.                                           61,000   2,086,726       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                                  487,000   1,515,433       0.0%
    Mitsumura Printing Co., Ltd.                                      1,500      33,193       0.0%
#   Mitsuuroko Group Holdings Co., Ltd.                              78,700     575,475       0.0%
    Miura Co., Ltd.                                                  36,000     846,764       0.0%
#   Mixi, Inc.                                                       53,000   2,583,850       0.0%
    Miyaji Engineering Group, Inc.                                   26,300     721,483       0.0%
    Miyazaki Bank, Ltd. (The)                                        58,400   2,102,805       0.0%
    Miyoshi Oil & Fat Co., Ltd.                                      27,400     361,560       0.0%
    Mizuho Financial Group, Inc.                                 19,100,760  34,703,795       0.2%
    Mizuno Corp.                                                     81,521   2,318,673       0.0%
#   Mobile Factory, Inc.                                              3,200      38,615       0.0%
    Mochida Pharmaceutical Co., Ltd.                                 38,399   2,811,159       0.0%
    Modec, Inc.                                                      74,200   1,710,410       0.0%
#   Monex Group, Inc.                                               820,200   2,615,748       0.0%
#   Money Partners Group Co., Ltd.                                   50,600     209,590       0.0%
    Monogatari Corp. (The)                                           27,200   2,004,121       0.0%
#   MonotaRO Co., Ltd.                                              112,500   3,097,981       0.0%
    MORESCO Corp.                                                    32,600     599,594       0.0%
    Morinaga & Co., Ltd.                                            112,800   6,408,138       0.0%
    Morinaga Milk Industry Co., Ltd.                                219,600   8,430,589       0.1%
    Morita Holdings Corp.                                           125,400   2,157,940       0.0%
    Morito Co., Ltd.                                                 58,400     556,729       0.0%
#   Morozoff, Ltd.                                                    8,299     544,508       0.0%
#*  Morpho, Inc.                                                      7,700     322,347       0.0%
    Mory Industries, Inc.                                            18,700     580,274       0.0%
#   MrMax Holdings, Ltd.                                             63,200     415,915       0.0%
    MS&AD Insurance Group Holdings, Inc.                            485,974  16,509,665       0.1%
#   MTI, Ltd.                                                       150,800     906,957       0.0%
    Mugen Estate Co., Ltd.                                           64,300     666,511       0.0%
    Murata Manufacturing Co., Ltd.                                   62,340   9,797,477       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Musashi Seimitsu Industry Co., Ltd.                            130,000 $ 4,143,753       0.0%
    Musashino Bank, Ltd. (The)                                     111,900   3,636,229       0.0%
#   Mutoh Holdings Co., Ltd.                                         9,300     212,512       0.0%
#*  Mynet, Inc.                                                     16,900     262,254       0.0%
#   N Field Co., Ltd.                                               24,800     460,036       0.0%
    Nabtesco Corp.                                                 196,600   7,810,269       0.1%
#   NAC Co., Ltd.                                                   50,800     432,950       0.0%
    Nachi-Fujikoshi Corp.                                          852,000   5,251,753       0.0%
    Nafco Co., Ltd.                                                    200       3,098       0.0%
    Nagaileben Co., Ltd.                                            17,200     429,173       0.0%
#   Nagano Bank, Ltd. (The)                                         31,200     545,706       0.0%
    Nagano Keiki Co., Ltd.                                          16,900     191,519       0.0%
    Nagase & Co., Ltd.                                             388,400   6,597,322       0.0%
    Nagatanien Holdings Co., Ltd.                                   43,000     512,306       0.0%
    Nagawa Co., Ltd.                                                 4,800     192,904       0.0%
#   Nagoya Railroad Co., Ltd.                                      176,899   3,974,193       0.0%
*   Naigai Co., Ltd.                                                12,200      63,236       0.0%
    Naigai Trans Line, Ltd.                                          7,600     113,457       0.0%
    Nakabayashi Co., Ltd.                                           60,000     386,865       0.0%
    Nakamuraya Co., Ltd.                                             4,700     212,057       0.0%
    Nakanishi, Inc.                                                 34,100   1,545,400       0.0%
    Nakano Corp.                                                    61,800     350,732       0.0%
    Nakayama Steel Works, Ltd.                                      96,500     667,325       0.0%
#   Namura Shipbuilding Co., Ltd.                                  226,248   1,404,014       0.0%
    Nankai Electric Railway Co., Ltd.                              157,700   4,076,985       0.0%
    Nanto Bank, Ltd. (The)                                          88,700   2,502,391       0.0%
    Natori Co., Ltd.                                                25,700     465,003       0.0%
    NDS Co., Ltd.                                                    8,400     283,692       0.0%
    NEC Capital Solutions, Ltd.                                     43,000     849,743       0.0%
    NEC Corp.                                                      635,680  17,442,823       0.1%
    NEC Networks & System Integration Corp.                         81,600   2,033,501       0.0%
    NET One Systems Co., Ltd.                                      291,700   3,618,534       0.0%
    Neturen Co., Ltd.                                              123,100   1,254,405       0.0%
#*  New Japan Chemical Co., Ltd.                                    57,600     152,435       0.0%
#*  New Japan Radio Co., Ltd.                                       70,200     625,514       0.0%
*   Nexon Co., Ltd.                                                107,300   2,886,276       0.0%
#   Nextage Co., Ltd.                                                9,000     201,424       0.0%
    Nexyz Group Corp.                                               13,100     266,182       0.0%
    NGK Insulators, Ltd.                                           567,100  11,229,360       0.1%
    NGK Spark Plug Co., Ltd.                                       384,100   8,765,589       0.1%
    NH Foods, Ltd.                                                 217,000   6,241,995       0.0%
    NHK Spring Co., Ltd.                                         1,005,700  11,509,350       0.1%
    Nicca Chemical Co., Ltd.                                         5,100      54,660       0.0%
    Nice Holdings, Inc.                                             26,700     378,516       0.0%
#   Nichi-iko Pharmaceutical Co., Ltd.                             155,550   2,415,663       0.0%
    Nichia Steel Works, Ltd.                                        41,000     122,997       0.0%
    Nichias Corp.                                                  539,000   7,018,294       0.1%
    Nichiban Co., Ltd.                                              36,500     815,897       0.0%
    Nichicon Corp.                                                 215,200   2,715,205       0.0%
    Nichiden Corp.                                                  20,400     437,619       0.0%
    Nichiha Corp.                                                  133,500   5,369,300       0.0%
    NichiiGakkan Co., Ltd.                                         168,100   1,732,955       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Nichimo Co., Ltd.                                              4,800 $    86,358       0.0%
    Nichirei Corp.                                               406,899  10,474,518       0.1%
    Nichireki Co., Ltd.                                           94,600   1,195,910       0.0%
    Nichirin Co., Ltd.                                            40,500   1,477,909       0.0%
    Nidec Corp.                                                   45,178   6,007,876       0.0%
    Nidec Corp. Sponsored ADR                                     20,578     684,630       0.0%
#   Nifco, Inc.                                                  118,700   7,748,871       0.1%
    Nihon Chouzai Co., Ltd.                                       35,960   1,177,100       0.0%
#   Nihon Dempa Kogyo Co., Ltd.                                   79,000     616,898       0.0%
    Nihon Dengi Co., Ltd.                                          4,400     117,841       0.0%
    Nihon Eslead Corp.                                            24,200     440,962       0.0%
    Nihon Flush Co., Ltd.                                         22,700     422,564       0.0%
#   Nihon House Holdings Co., Ltd.                               241,100   1,325,489       0.0%
#   Nihon Kagaku Sangyo Co., Ltd.                                 41,900     725,679       0.0%
    Nihon Kohden Corp.                                           129,000   2,871,700       0.0%
    Nihon M&A Center, Inc.                                       134,000   6,415,188       0.0%
#   Nihon Nohyaku Co., Ltd.                                      210,700   1,220,070       0.0%
    Nihon Parkerizing Co., Ltd.                                  196,400   3,219,634       0.0%
#   Nihon Plast Co., Ltd.                                         56,000     603,880       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                 42,500     771,483       0.0%
#   Nihon Trim Co., Ltd.                                          17,900     699,154       0.0%
    Nihon Unisys, Ltd.                                           295,500   4,894,746       0.0%
    Nihon Yamamura Glass Co., Ltd.                               358,000     629,403       0.0%
    Nikkiso Co., Ltd.                                            250,000   2,348,487       0.0%
    Nikko Co., Ltd.                                               15,300     310,751       0.0%
    Nikkon Holdings Co., Ltd.                                    228,700   5,857,265       0.0%
    Nikon Corp.                                                  362,800   6,889,917       0.0%
    Nintendo Co., Ltd.                                             7,500   2,909,712       0.0%
    Nippi, Inc.                                                    6,200     234,704       0.0%
    Nippo Corp.                                                  184,000   3,842,030       0.0%
    Nippon Air Conditioning Services Co., Ltd.                    26,700     177,850       0.0%
    Nippon Aqua Co., Ltd.                                         10,200      46,181       0.0%
    Nippon Beet Sugar Manufacturing Co., Ltd.                     54,700   1,168,480       0.0%
    Nippon Carbide Industries Co., Inc.                           34,400     737,643       0.0%
#   Nippon Carbon Co., Ltd.                                       18,599     814,481       0.0%
    Nippon Ceramic Co., Ltd.                                      12,000     342,313       0.0%
    Nippon Chemi-Con Corp.                                        50,500   1,754,797       0.0%
    Nippon Chemical Industrial Co., Ltd.                          24,900     571,540       0.0%
    Nippon Chemiphar Co., Ltd.                                     8,700     401,550       0.0%
    Nippon Chutetsukan K.K.                                       36,000      58,537       0.0%
    Nippon Coke & Engineering Co., Ltd.                          871,300     963,408       0.0%
#   Nippon Commercial Development Co., Ltd.                       53,200     784,725       0.0%
    Nippon Concrete Industries Co., Ltd.                         206,200     872,220       0.0%
    Nippon Denko Co., Ltd.                                       539,650   2,280,464       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                               88,100   1,912,061       0.0%
    Nippon Electric Glass Co., Ltd.                              219,800   8,974,126       0.1%
    Nippon Express Co., Ltd.                                     186,276  11,819,684       0.1%
    Nippon Felt Co., Ltd.                                         15,100      68,516       0.0%
#   Nippon Filcon Co., Ltd.                                       21,100     154,193       0.0%
    Nippon Fine Chemical Co., Ltd.                                33,300     311,567       0.0%
    Nippon Flour Mills Co., Ltd.                                 256,800   3,939,888       0.0%
    Nippon Gas Co., Ltd.                                         168,400   5,357,497       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Nippon Hume Corp.                                               87,600 $   605,936       0.0%
    Nippon Kanzai Co., Ltd.                                         21,800     392,801       0.0%
    Nippon Kayaku Co., Ltd.                                        418,000   6,636,428       0.0%
    Nippon Kinzoku Co., Ltd.                                        21,600     599,084       0.0%
#   Nippon Kodoshi Corp.                                            17,400     354,711       0.0%
    Nippon Koei Co., Ltd.                                           55,000   2,020,129       0.0%
    Nippon Koshuha Steel Co., Ltd.                                  32,800     278,064       0.0%
#   Nippon Light Metal Holdings Co., Ltd.                        3,548,000  10,443,057       0.1%
#   Nippon Paint Holdings Co., Ltd.                                 83,300   2,938,714       0.0%
    Nippon Paper Industries Co., Ltd.                              356,202   7,086,413       0.1%
    Nippon Parking Development Co., Ltd.                           508,800     746,205       0.0%
    Nippon Pillar Packing Co., Ltd.                                 86,500   1,325,348       0.0%
    Nippon Piston Ring Co., Ltd.                                    27,700     594,811       0.0%
    Nippon Rietec Co., Ltd.                                          3,000      32,921       0.0%
    Nippon Road Co., Ltd. (The)                                     29,000   1,670,908       0.0%
    Nippon Seiki Co., Ltd.                                         127,000   2,942,977       0.0%
    Nippon Seisen Co., Ltd.                                         13,000     628,872       0.0%
#*  Nippon Sharyo, Ltd.                                            249,000     703,637       0.0%
*   Nippon Sheet Glass Co., Ltd.                                   330,000   2,645,807       0.0%
    Nippon Shinyaku Co., Ltd.                                       14,200   1,006,329       0.0%
    Nippon Shokubai Co., Ltd.                                       73,200   5,521,537       0.0%
    Nippon Signal Co., Ltd.                                        212,400   2,344,232       0.0%
    Nippon Soda Co., Ltd.                                          547,000   3,422,211       0.0%
    Nippon Steel & Sumikin Bussan Corp.                             69,000   3,809,583       0.0%
    Nippon Steel & Sumitomo Metal Corp.                            733,614  17,588,736       0.1%
    Nippon Suisan Kaisha, Ltd.                                   1,620,900   9,917,568       0.1%
    Nippon Systemware Co., Ltd.                                     31,300     618,760       0.0%
    Nippon Telegraph & Telephone Corp.                             185,900   8,987,804       0.1%
    Nippon Thompson Co., Ltd.                                      255,600   1,488,945       0.0%
#   Nippon Tungsten Co., Ltd.                                        3,100      74,841       0.0%
    Nippon Valqua Industries, Ltd.                                  60,500   1,403,563       0.0%
#   Nippon View Hotel Co., Ltd.                                     14,500     179,710       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                                   347,800     768,582       0.0%
*   Nippon Yusen K.K.                                              487,731  10,315,298       0.1%
    Nipro Corp.                                                    692,400  10,094,529       0.1%
    Nishi-Nippon Financial Holdings, Inc.                          468,514   5,466,859       0.0%
    Nishi-Nippon Railroad Co., Ltd.                                162,600   4,346,706       0.0%
    Nishimatsu Construction Co., Ltd.                              252,800   7,632,084       0.1%
    Nishimatsuya Chain Co., Ltd.                                   141,600   1,558,434       0.0%
    Nishio Rent All Co., Ltd.                                       94,700   3,306,760       0.0%
    Nissan Chemical Industries, Ltd.                               192,700   7,187,602       0.1%
    Nissan Motor Co., Ltd.                                       4,338,700  42,195,482       0.2%
    Nissan Shatai Co., Ltd.                                        186,000   1,990,318       0.0%
    Nissan Tokyo Sales Holdings Co., Ltd.                          105,100     378,840       0.0%
    Nissei ASB Machine Co., Ltd.                                    38,100   1,693,072       0.0%
    Nissei Build Kogyo Co., Ltd.                                   180,800   2,063,373       0.0%
    Nissei Plastic Industrial Co., Ltd.                             57,800     770,878       0.0%
#   Nissha Co., Ltd.                                                64,600   2,077,982       0.0%
    Nisshin Fudosan Co.                                            111,300     783,269       0.0%
    Nisshin Oillio Group, Ltd. (The)                               133,800   4,392,197       0.0%
    Nisshin Seifun Group, Inc.                                     253,045   4,447,122       0.0%
#   Nisshin Steel Co., Ltd.                                        196,174   2,851,043       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Nisshinbo Holdings, Inc.                                       664,992 $ 7,984,954       0.1%
    Nissin Corp.                                                    51,400   1,584,988       0.0%
    Nissin Electric Co., Ltd.                                      255,500   3,127,522       0.0%
#   Nissin Foods Holdings Co., Ltd.                                 15,475     974,415       0.0%
    Nissin Kogyo Co., Ltd.                                         172,200   3,190,777       0.0%
    Nissin Sugar Co., Ltd.                                          43,000     781,569       0.0%
    Nissui Pharmaceutical Co., Ltd.                                 50,100     652,468       0.0%
    Nitori Holdings Co., Ltd.                                       32,300   4,694,203       0.0%
    Nitta Corp.                                                     48,800   2,012,868       0.0%
    Nitta Gelatin, Inc.                                             41,700     297,715       0.0%
    Nittan Valve Co., Ltd.                                          41,700     173,810       0.0%
    Nittetsu Mining Co., Ltd.                                       23,300   1,727,869       0.0%
    Nitto Boseki Co., Ltd.                                          86,800   2,917,246       0.0%
    Nitto Denko Corp.                                               60,900   5,662,951       0.0%
    Nitto FC Co., Ltd.                                              28,400     213,760       0.0%
    Nitto Kogyo Corp.                                              108,200   1,854,540       0.0%
    Nitto Kohki Co., Ltd.                                           26,200     649,171       0.0%
    Nitto Seiko Co., Ltd.                                           68,500     396,963       0.0%
    Nittoc Construction Co., Ltd.                                  114,949     625,935       0.0%
    Nittoku Engineering Co., Ltd.                                   46,200   1,776,992       0.0%
    Noda Corp.                                                      22,900     267,193       0.0%
#   Noevir Holdings Co., Ltd.                                       16,900   1,019,262       0.0%
    NOF Corp.                                                      218,000   6,300,267       0.0%
    Nohmi Bosai, Ltd.                                               77,900   1,314,447       0.0%
    Nojima Corp.                                                   152,800   3,563,146       0.0%
    NOK Corp.                                                      324,000   7,958,378       0.1%
    Nomura Co., Ltd.                                                97,500   2,034,746       0.0%
    Nomura Holdings, Inc.                                        2,382,598  13,635,058       0.1%
    Nomura Holdings, Inc. Sponsored ADR                            384,775   2,170,131       0.0%
    Nomura Real Estate Holdings, Inc.                              445,900   9,814,509       0.1%
    Nomura Research Institute, Ltd.                                 79,695   3,378,676       0.0%
    Noritake Co., Ltd.                                              41,400   1,995,346       0.0%
#   Noritsu Koki Co., Ltd.                                          94,900   1,469,196       0.0%
    Noritz Corp.                                                   118,200   2,171,786       0.0%
    North Pacific Bank, Ltd.                                     1,286,700   4,330,833       0.0%
    Nozawa Corp.                                                     3,500      44,646       0.0%
    NS Solutions Corp.                                             136,600   3,320,660       0.0%
    NS Tool Co., Ltd.                                                3,700      72,373       0.0%
    NS United Kaiun Kaisha, Ltd.                                    47,600   1,101,620       0.0%
    NSD Co., Ltd.                                                   68,639   1,374,017       0.0%
    NSK, Ltd.                                                      886,147  12,759,154       0.1%
    NTN Corp.                                                    2,139,500  10,392,171       0.1%
    NTT Data Corp.                                                 370,500   4,315,129       0.0%
    NTT DOCOMO, Inc.                                             1,305,900  31,627,257       0.1%
    NTT DOCOMO, Inc. Sponsored ADR                                  43,500   1,057,485       0.0%
    NTT Urban Development Corp.                                    167,500   1,733,750       0.0%
    Nuflare Technology, Inc.                                        22,400   1,160,024       0.0%
#   OAK Capital Corp.                                              128,200     331,245       0.0%
    Obara Group, Inc.                                               40,600   2,348,586       0.0%
    Obayashi Corp.                                               1,515,400  19,841,564       0.1%
    Obic Co., Ltd.                                                  62,300   4,123,708       0.0%
    Odakyu Electric Railway Co., Ltd.                              161,000   3,149,522       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Odelic Co., Ltd.                                                12,700 $   564,057       0.0%
    Oenon Holdings, Inc.                                           263,000     766,511       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                                132,900   3,794,006       0.0%
#   Ohara, Inc.                                                     28,800     564,422       0.0%
    Ohashi Technica, Inc.                                           19,600     290,590       0.0%
    Ohba Co., Ltd.                                                   8,400      38,641       0.0%
    Ohsho Food Service Corp.                                        32,300   1,350,462       0.0%
#   OIE Sangyo Co., Ltd.                                             1,200      13,357       0.0%
    Oiles Corp.                                                     62,801   1,236,244       0.0%
*   Oisix.daichi, Inc.                                               6,900     132,541       0.0%
    Oita Bank, Ltd. (The)                                           39,200   1,586,953       0.0%
    Oji Holdings Corp.                                           2,614,000  15,320,665       0.1%
    Okabe Co., Ltd.                                                119,200   1,143,036       0.0%
    Okada Aiyon Corp.                                                6,300     109,364       0.0%
    Okamoto Industries, Inc.                                       230,000   2,502,496       0.0%
#   Okamoto Machine Tool Works, Ltd.                                18,799     504,888       0.0%
    Okamura Corp.                                                  208,900   2,343,519       0.0%
    Okasan Securities Group, Inc.                                  596,000   3,676,497       0.0%
#   Okaya Electric Industries Co., Ltd.                              6,700      30,703       0.0%
#   Oki Electric Industry Co., Ltd.                                307,900   4,301,248       0.0%
    Okinawa Cellular Telephone Co.                                  21,900     759,395       0.0%
    Okinawa Electric Power Co., Inc. (The)                          96,723   2,209,875       0.0%
#   OKK Corp.                                                       34,900     387,771       0.0%
    OKUMA Corp.                                                     73,200   4,499,438       0.0%
    Okumura Corp.                                                   95,400   3,651,904       0.0%
    Okura Industrial Co., Ltd.                                     204,000   1,382,825       0.0%
    Okuwa Co., Ltd.                                                 69,000     698,962       0.0%
    Olympic Group Corp.                                             18,200      96,717       0.0%
    Olympus Corp.                                                   99,300   3,695,416       0.0%
    Omron Corp.                                                    176,900   9,912,677       0.1%
    Ono Pharmaceutical Co., Ltd.                                    18,200     417,128       0.0%
    ONO Sokki Co., Ltd.                                             24,900     164,452       0.0%
    Onoken Co., Ltd.                                                62,300   1,059,590       0.0%
    Onward Holdings Co., Ltd.                                      539,000   4,544,342       0.0%
#   Ootoya Holdings Co., Ltd.                                        2,900      52,149       0.0%
#*  Open Door, Inc.                                                  4,100     191,356       0.0%
    Open House Co., Ltd.                                           150,100   5,785,927       0.0%
#   OPT Holding, Inc.                                               48,000     521,664       0.0%
    Optex Group Co., Ltd.                                           30,000   1,242,466       0.0%
#*  Optim Corp.                                                     11,200     262,352       0.0%
    Oracle Corp.                                                    20,200   1,709,233       0.0%
    Organo Corp.                                                    27,600     730,311       0.0%
#   Orient Corp.                                                 1,181,400   1,914,490       0.0%
    Oriental Land Co., Ltd.                                         45,400   3,631,241       0.0%
    Origin Electric Co., Ltd.                                       17,600     317,130       0.0%
    ORIX Corp.                                                   2,113,400  36,336,960       0.2%
    ORIX Corp. Sponsored ADR                                        17,419   1,494,899       0.0%
    Osaka Gas Co., Ltd.                                            173,600   3,362,467       0.0%
    Osaka Organic Chemical Industry, Ltd.                           67,200     804,768       0.0%
#   Osaka Soda Co., Ltd.                                            43,199   1,134,124       0.0%
    Osaka Steel Co., Ltd.                                           51,700   1,143,912       0.0%
#   OSAKA Titanium Technologies Co., Ltd.                           17,200     264,334       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Osaki Electric Co., Ltd.                                       206,100 $ 1,511,243       0.0%
#   OSG Corp.                                                      386,700   8,370,042       0.1%
#   OSJB Holdings Corp.                                            383,100   1,187,627       0.0%
    Otsuka Corp.                                                    34,300   2,338,179       0.0%
    Otsuka Holdings Co., Ltd.                                       76,100   3,179,048       0.0%
#   Otsuka Kagu, Ltd.                                               49,300     389,171       0.0%
    OUG Holdings, Inc.                                                 600      14,419       0.0%
    Outsourcing, Inc.                                              245,300   3,381,719       0.0%
    Oyo Corp.                                                       90,500   1,381,516       0.0%
    Pacific Industrial Co., Ltd.                                   202,800   2,636,972       0.0%
#*  Pacific Metals Co., Ltd.                                        65,600   1,961,543       0.0%
    Pack Corp. (The)                                                34,500   1,198,802       0.0%
    PAL GROUP Holdings Co., Ltd.                                    49,600   1,409,991       0.0%
    PALTAC Corp.                                                   150,258   5,967,651       0.0%
    Paltek Corp.                                                    11,500      91,009       0.0%
    Panasonic Corp.                                              1,809,642  27,324,431       0.1%
    PAPYLESS Co., Ltd.                                               8,300     187,361       0.0%
    Paraca, Inc.                                                     6,000     126,566       0.0%
    Paramount Bed Holdings Co., Ltd.                                52,600   2,319,614       0.0%
    Parco Co., Ltd.                                                 97,500   1,301,542       0.0%
    Paris Miki Holdings, Inc.                                       66,400     276,919       0.0%
#   Park24 Co., Ltd.                                               145,800   3,370,209       0.0%
    Parker Corp.                                                     3,000      19,038       0.0%
#   Pasco Corp.                                                    111,000     337,084       0.0%
#   Pasona Group, Inc.                                             111,200   1,565,735       0.0%
#   PC Depot Corp.                                                 157,540   1,202,419       0.0%
    PCI Holdings, Inc.                                               1,200      35,837       0.0%
#   Pegasus Sewing Machine Manufacturing Co., Ltd.                  58,000     388,183       0.0%
    Penta-Ocean Construction Co., Ltd.                           1,554,000  10,280,601       0.1%
    People Co., Ltd.                                                   800      13,604       0.0%
#   Pepper Food Service Co., Ltd.                                   24,000   1,415,687       0.0%
#*  PeptiDream, Inc.                                                55,400   1,758,045       0.0%
    Persol Holdings Co., Ltd.                                      111,100   2,754,797       0.0%
    PIA Corp.                                                        5,500     278,846       0.0%
    Pigeon Corp.                                                    94,600   3,357,154       0.0%
    Pilot Corp.                                                     74,100   3,746,478       0.0%
    Piolax, Inc.                                                    87,000   2,406,856       0.0%
#*  Pioneer Corp.                                                1,634,300   3,164,663       0.0%
#   Plenus Co., Ltd.                                                89,700   1,827,275       0.0%
    Pocket Card Co., Ltd.                                           72,600     685,894       0.0%
    Pola Orbis Holdings, Inc.                                      118,400   3,773,940       0.0%
    Poletowin Pitcrew Holdings, Inc.                                67,800   1,086,102       0.0%
    Press Kogyo Co., Ltd.                                          396,300   2,229,078       0.0%
    Pressance Corp.                                                178,800   2,408,170       0.0%
    Prestige International, Inc.                                   122,100   1,317,141       0.0%
    Prima Meat Packers, Ltd.                                       770,000   5,031,594       0.0%
    Pro-Ship, Inc.                                                   1,200      26,458       0.0%
    Pronexus, Inc.                                                  35,500     430,820       0.0%
#   Prospect Co., Ltd.                                             674,000     315,912       0.0%
#   Proto Corp.                                                     23,200     333,914       0.0%
    PS Mitsubishi Construction Co., Ltd.                           128,700     823,033       0.0%
    Punch Industry Co., Ltd.                                        46,200     839,140       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Qol Co., Ltd.                                                   79,900 $ 1,469,513       0.0%
    Quick Co., Ltd.                                                 16,300     282,144       0.0%
    Raccoon Co., Ltd.                                               14,400      80,556       0.0%
    Raito Kogyo Co., Ltd.                                          247,500   2,528,786       0.0%
    Rakus Co., Ltd.                                                  5,300     108,290       0.0%
    Rakuten, Inc.                                                  179,800   1,924,005       0.0%
#   Rasa Industries, Ltd.                                           37,699     759,518       0.0%
    Raysum Co., Ltd.                                                70,700     627,600       0.0%
    Recruit Holdings Co., Ltd.                                     282,300   6,921,331       0.1%
#   Relia, Inc.                                                     62,900     739,966       0.0%
    Relo Group, Inc.                                               225,200   5,575,396       0.0%
#   Renaissance, Inc.                                               20,300     302,042       0.0%
    Renesas Easton Co., Ltd.                                         7,200      47,065       0.0%
    Rengo Co., Ltd.                                                879,110   5,757,279       0.0%
#*  Renown, Inc.                                                   211,400     371,108       0.0%
    Resona Holdings, Inc.                                        1,809,400   9,780,401       0.1%
#   Resorttrust, Inc.                                              141,700   2,790,011       0.0%
    Retail Partners Co., Ltd.                                        1,400      16,263       0.0%
    Rheon Automatic Machinery Co., Ltd.                             64,200     970,315       0.0%
    Rhythm Watch Co., Ltd.                                          25,800     539,871       0.0%
    Riberesute Corp.                                                23,300     207,917       0.0%
    Ricoh Co., Ltd.                                              1,219,719  11,318,784       0.1%
    Ricoh Leasing Co., Ltd.                                         58,300   2,095,041       0.0%
#   Ride On Express Holdings Co., Ltd.                              22,700     208,703       0.0%
#   Right On Co., Ltd.                                              63,500     527,100       0.0%
    Riken Corp.                                                     30,700   1,596,996       0.0%
#   Riken Keiki Co., Ltd.                                           39,300     849,462       0.0%
    Riken Technos Corp.                                            168,000   1,034,793       0.0%
    Riken Vitamin Co., Ltd.                                         14,300     549,167       0.0%
    Ringer Hut Co., Ltd.                                            47,100   1,021,401       0.0%
    Rinnai Corp.                                                    16,300   1,396,622       0.0%
    Rion Co., Ltd.                                                  20,800     407,957       0.0%
    Riso Kagaku Corp.                                               79,858   1,530,619       0.0%
    Riso Kyoiku Co., Ltd.                                           87,450     695,535       0.0%
#   Rock Field Co., Ltd.                                            50,400     886,795       0.0%
    Rohm Co., Ltd.                                                  92,500   8,610,570       0.1%
    Rohto Pharmaceutical Co., Ltd.                                 210,200   4,851,970       0.0%
    Rokko Butter Co., Ltd.                                          59,200   1,330,237       0.0%
    Roland DG Corp.                                                 67,300   1,862,029       0.0%
#   Rorze Corp.                                                     48,900   1,294,828       0.0%
    Round One Corp.                                                421,300   5,444,329       0.0%
    Royal Holdings Co., Ltd.                                       116,800   3,019,787       0.0%
#   RS Technologies Co., Ltd.                                        3,300     122,251       0.0%
#*  RVH, Inc.                                                       63,400     303,670       0.0%
    Ryobi, Ltd.                                                    110,700   2,850,936       0.0%
    Ryoden Corp.                                                    71,000   1,101,734       0.0%
    Ryohin Keikaku Co., Ltd.                                        15,575   4,594,576       0.0%
    Ryosan Co., Ltd.                                                99,100   4,022,319       0.0%
    Ryoyo Electro Corp.                                            100,300   1,883,277       0.0%
    S Foods, Inc.                                                   59,200   2,251,396       0.0%
    Sac's Bar Holdings, Inc.                                        82,000     999,343       0.0%
#   Sagami Rubber Industries Co., Ltd.                              23,000     391,533       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Saibu Gas Co., Ltd.                                           63,500 $ 1,588,527       0.0%
    Saizeriya Co., Ltd.                                          134,100   4,136,708       0.0%
    Sakai Chemical Industry Co., Ltd.                             61,200   1,530,475       0.0%
    Sakai Heavy Industries, Ltd.                                  16,500     536,763       0.0%
    Sakai Moving Service Co., Ltd.                                35,600   2,068,623       0.0%
#   Sakai Ovex Co., Ltd.                                          22,299     457,824       0.0%
    Sakata INX Corp.                                             141,000   2,719,204       0.0%
    Sakata Seed Corp.                                             18,000     544,265       0.0%
#   Sakura Internet, Inc.                                         34,000     260,981       0.0%
#   Sala Corp.                                                   176,000   1,177,983       0.0%
#   SAMTY Co., Ltd.                                               94,400   1,344,307       0.0%
    San Holdings, Inc.                                             1,800      46,428       0.0%
    San-A Co., Ltd.                                               54,700   2,517,197       0.0%
    San-Ai Oil Co., Ltd.                                         197,400   2,357,650       0.0%
    San-In Godo Bank, Ltd. (The)                                 410,900   3,778,897       0.0%
#*  Sanden Holdings Corp.                                        130,300   2,649,082       0.0%
#   Sanei Architecture Planning Co., Ltd.                         44,900     999,232       0.0%
    Sangetsu Corp.                                               136,500   2,512,156       0.0%
    Sanken Electric Co., Ltd.                                    691,000   4,345,090       0.0%
    Sanki Engineering Co., Ltd.                                  172,700   1,987,562       0.0%
    Sanko Gosei, Ltd.                                              8,200      40,834       0.0%
#   Sanko Marketing Foods Co., Ltd.                               10,800      94,954       0.0%
#   Sanko Metal Industrial Co., Ltd.                               8,300     300,188       0.0%
    Sankyo Co., Ltd.                                             111,900   3,611,860       0.0%
    Sankyo Frontier Co., Ltd.                                      5,000     128,053       0.0%
    Sankyo Seiko Co., Ltd.                                       127,400     527,096       0.0%
#   Sankyo Tateyama, Inc.                                        110,600   1,615,754       0.0%
    Sankyu, Inc.                                                 253,600  10,484,636       0.1%
    Sanoh Industrial Co., Ltd.                                   116,600   1,030,892       0.0%
#   Sanoyas Holdings Corp.                                       115,600     325,387       0.0%
#   Sanrio Co., Ltd.                                             114,300   1,892,951       0.0%
    Sansei Technologies, Inc.                                     29,800     252,996       0.0%
#   Sansha Electric Manufacturing Co., Ltd.                       30,300     334,364       0.0%
    Sanshin Electronics Co., Ltd.                                100,700   1,529,448       0.0%
    Santen Pharmaceutical Co., Ltd.                              205,900   3,271,802       0.0%
    Sanwa Holdings Corp.                                         829,300  10,399,661       0.1%
    Sanyei Corp.                                                     300      10,158       0.0%
    Sanyo Chemical Industries, Ltd.                               54,600   2,867,602       0.0%
    Sanyo Denki Co., Ltd.                                         35,000   2,324,473       0.0%
    Sanyo Electric Railway Co., Ltd.                              25,600     649,649       0.0%
    Sanyo Engineering & Construction, Inc.                         4,200      33,092       0.0%
    Sanyo Housing Nagoya Co., Ltd.                                37,000     402,770       0.0%
    Sanyo Industries, Ltd.                                         1,500      29,264       0.0%
#   Sanyo Shokai, Ltd.                                            53,899     993,340       0.0%
    Sanyo Special Steel Co., Ltd.                                100,400   2,576,937       0.0%
    Sanyo Trading Co., Ltd.                                       27,200     704,737       0.0%
    Sapporo Holdings, Ltd.                                       339,600  10,761,447       0.1%
    Sata Construction Co., Ltd.                                   29,000     121,762       0.0%
    Sato Holdings Corp.                                          128,000   3,114,469       0.0%
    Sato Shoji Corp.                                              21,300     231,939       0.0%
    Satori Electric Co., Ltd.                                     67,200     626,656       0.0%
    Sawada Holdings Co., Ltd.                                     66,000     588,917       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Sawai Pharmaceutical Co., Ltd.                                 156,000 $ 8,848,364       0.1%
#   Saxa Holdings, Inc.                                             21,900     415,188       0.0%
    SBI Holdings, Inc.                                             632,380   9,980,019       0.1%
    SBS Holdings, Inc.                                              97,600     771,151       0.0%
#   Scala, Inc.                                                     73,700     517,215       0.0%
    SCREEN Holdings Co., Ltd.                                      109,800   8,605,969       0.1%
#   Scroll Corp.                                                   119,700     505,075       0.0%
#   SCSK Corp.                                                      49,659   2,141,483       0.0%
    Secom Co., Ltd.                                                 78,100   5,946,697       0.0%
    Secom Joshinetsu Co., Ltd.                                       1,500      50,289       0.0%
    Seed Co., Ltd.                                                  11,500     367,530       0.0%
    Sega Sammy Holdings, Inc.                                      733,512  10,325,893       0.1%
#   Seibu Electric Industry Co., Ltd.                                3,199      71,524       0.0%
    Seibu Holdings, Inc.                                           311,600   5,570,707       0.0%
    Seika Corp.                                                     32,200     853,859       0.0%
    Seikitokyu Kogyo Co., Ltd.                                     166,599     944,825       0.0%
    Seiko Epson Corp.                                              522,000  12,456,627       0.1%
#   Seiko Holdings Corp.                                           141,400   3,530,119       0.0%
#   Seiko PMC Corp.                                                 27,500     300,583       0.0%
    Seino Holdings Co., Ltd.                                       459,800   6,708,207       0.0%
    Seiren Co., Ltd.                                               215,600   3,762,996       0.0%
    Sekisui Chemical Co., Ltd.                                     694,000  14,007,911       0.1%
    Sekisui House, Ltd.                                            571,200  10,680,561       0.1%
    Sekisui Jushi Corp.                                             92,900   2,074,879       0.0%
    Sekisui Plastics Co., Ltd.                                      93,600   1,230,211       0.0%
    Senko Group Holdings Co., Ltd.                                 581,400   4,216,670       0.0%
    Senshu Electric Co., Ltd.                                       11,400     252,257       0.0%
    Senshu Ikeda Holdings, Inc.                                  1,011,760   3,906,405       0.0%
    Senshukai Co., Ltd.                                            142,200     880,160       0.0%
#   Septeni Holdings Co., Ltd.                                     209,100     589,038       0.0%
    Seria Co., Ltd.                                                 57,000   3,243,519       0.0%
    Seven & I Holdings Co., Ltd.                                   952,252  38,379,992       0.2%
#   Seven Bank, Ltd.                                             1,638,500   6,059,657       0.0%
#   SFP Holdings Co., Ltd.                                          38,400     624,703       0.0%
#*  Sharp Corp.                                                     27,299     868,437       0.0%
    Shibaura Electronics Co., Ltd.                                  20,200     824,937       0.0%
    Shibaura Mechatronics Corp.                                    131,000     567,301       0.0%
    Shibusawa Warehouse Co., Ltd. (The)                             32,000     594,072       0.0%
    Shibuya Corp.                                                   69,100   2,652,608       0.0%
#   Shidax Corp.                                                    31,900     124,473       0.0%
#*  SHIFT, Inc.                                                     13,000     251,122       0.0%
#   Shiga Bank, Ltd. (The)                                         879,185   5,047,090       0.0%
    Shikibo, Ltd.                                                   34,400     485,402       0.0%
    Shikoku Bank, Ltd. (The)                                       128,400   2,005,804       0.0%
    Shikoku Chemicals Corp.                                         95,000   1,581,066       0.0%
#   Shikoku Electric Power Co., Inc.                               249,400   3,263,416       0.0%
    Shima Seiki Manufacturing, Ltd.                                 34,600   1,945,579       0.0%
    Shimachu Co., Ltd.                                             214,300   6,035,387       0.0%
    Shimadzu Corp.                                                 284,600   5,917,432       0.0%
    Shimamura Co., Ltd.                                             48,200   5,369,874       0.0%
    Shimano, Inc.                                                   30,400   4,159,976       0.0%
    Shimizu Bank, Ltd. (The)                                        22,300     749,297       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Shimizu Corp.                                                1,288,100 $15,161,454       0.1%
    Shimojima Co., Ltd.                                              5,900      62,175       0.0%
    Shin Nippon Air Technologies Co., Ltd.                          50,500     725,401       0.0%
#*  Shin Nippon Biomedical Laboratories, Ltd.                       51,100     249,823       0.0%
    Shin-Etsu Chemical Co., Ltd.                                   122,100  12,876,811       0.1%
    Shin-Etsu Polymer Co., Ltd.                                    149,900   1,603,313       0.0%
#   Shin-Keisei Electric Railway Co., Ltd.                           6,800     128,898       0.0%
    Shinagawa Refractories Co., Ltd.                                22,800     771,282       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                     36,900   2,518,868       0.0%
#*  Shinkawa, Ltd.                                                  70,000     537,688       0.0%
    Shinko Electric Industries Co., Ltd.                           320,100   2,466,733       0.0%
#   Shinko Plantech Co., Ltd.                                      163,900   1,415,162       0.0%
    Shinko Shoji Co., Ltd.                                          96,000   1,781,228       0.0%
#   Shinko Wire Co., Ltd.                                            4,700      64,847       0.0%
    Shinmaywa Industries, Ltd.                                     398,000   3,915,849       0.0%
    Shinnihon Corp.                                                144,100   1,280,838       0.0%
#   Shinoken Group Co., Ltd.                                        75,600   1,857,333       0.0%
    Shinsei Bank, Ltd.                                             272,500   4,598,644       0.0%
    Shinsho Corp.                                                   20,200     581,617       0.0%
    Shinwa Co. Ltd.                                                 14,600     331,741       0.0%
    Shionogi & Co., Ltd.                                           198,200  10,670,507       0.1%
    Ship Healthcare Holdings, Inc.                                 205,000   6,410,734       0.0%
    Shiseido Co., Ltd.                                             247,100  10,192,268       0.1%
    Shizuki Electric Co., Inc.                                      29,000     185,163       0.0%
    Shizuoka Bank, Ltd. (The)                                      788,000   7,668,510       0.1%
    Shizuoka Gas Co., Ltd.                                         231,200   1,806,467       0.0%
#   Shobunsha Publications, Inc.                                    43,700     290,715       0.0%
    Shochiku Co., Ltd.                                               4,900     729,519       0.0%
    Shoei Co., Ltd.                                                 27,800     933,340       0.0%
#   Shoei Foods Corp.                                               38,400   1,546,160       0.0%
    Shofu, Inc.                                                      9,100     109,650       0.0%
*   Shoko Co., Ltd.                                                173,000     178,419       0.0%
    Showa Aircraft Industry Co., Ltd.                               10,553     130,618       0.0%
    Showa Corp.                                                    194,700   2,552,086       0.0%
    Showa Denko K.K.                                               667,400  22,362,514       0.1%
#*  Showa Holdings Co., Ltd.                                        85,700      81,996       0.0%
    Showa Sangyo Co., Ltd.                                          86,200   2,248,016       0.0%
    Showa Shell Sekiyu K.K.                                        455,100   5,368,924       0.0%
#   SIGMAXYZ, Inc.                                                  13,800     100,617       0.0%
#   Siix Corp.                                                      68,500   2,916,294       0.0%
    Sinanen Holdings Co., Ltd.                                      31,300     699,876       0.0%
    Sinfonia Technology Co., Ltd.                                  574,000   2,335,994       0.0%
#   Sinko Industries, Ltd.                                          81,600   1,328,566       0.0%
    Sintokogio, Ltd.                                               176,000   2,048,286       0.0%
    SK-Electronics Co., Ltd.                                        11,600     125,340       0.0%
    SKY Perfect JSAT Holdings, Inc.                                660,800   3,063,961       0.0%
#   Skylark Co., Ltd.                                              233,000   3,485,011       0.0%
    SMC Corp.                                                        8,700   3,328,274       0.0%
    SMK Corp.                                                      201,000     949,915       0.0%
#   SMS Co., Ltd.                                                   83,500   2,515,389       0.0%
#   Snow Peak, Inc.                                                  7,300     198,992       0.0%
    SNT Corp.                                                       22,400     150,617       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Soda Nikka Co., Ltd.                                            13,000 $    67,259       0.0%
#   Sodick Co., Ltd.                                               187,500   2,594,670       0.0%
    Soft99 Corp.                                                    10,600     106,640       0.0%
    SoftBank Group Corp.                                           394,232  34,937,643       0.2%
#   Softbank Technology Corp.                                       33,600     627,691       0.0%
#   Softbrain Co., Ltd.                                             69,300     254,061       0.0%
    Softcreate Holdings Corp.                                        6,800      99,643       0.0%
    Software Service, Inc.                                           5,500     253,384       0.0%
    Sogo Medical Co., Ltd.                                          48,500   2,691,140       0.0%
#   Sohgo Security Services Co., Ltd.                              135,900   6,547,378       0.0%
    Sojitz Corp.                                                 3,177,800   9,590,655       0.1%
    Soken Chemical & Engineering Co., Ltd.                           3,600      78,344       0.0%
    Solasto Corp.                                                    3,400      72,617       0.0%
    Soliton Systems K.K.                                             3,400      37,108       0.0%
    Sompo Holdings, Inc.                                           339,500  13,646,274       0.1%
    Sony Corp.                                                     611,200  25,569,357       0.1%
    Sony Corp. Sponsored ADR                                       344,389  14,949,926       0.1%
    Sony Financial Holdings, Inc.                                  175,100   2,909,020       0.0%
    Sotetsu Holdings, Inc.                                         113,600   2,930,857       0.0%
    Sotoh Co., Ltd.                                                  7,300      74,154       0.0%
#   Sourcenext Corp.                                                30,800     193,961       0.0%
    Space Co., Ltd.                                                 21,100     324,533       0.0%
#   Sparx Group Co., Ltd.                                          246,100     606,809       0.0%
    SPK Corp.                                                        9,100     263,228       0.0%
    Square Enix Holdings Co., Ltd.                                  84,900   3,423,633       0.0%
    SRA Holdings                                                    43,800   1,248,336       0.0%
    Srg Takamiya Co., Ltd.                                          78,700     478,557       0.0%
    ST Corp.                                                        24,300     601,819       0.0%
    St Marc Holdings Co., Ltd.                                      82,100   2,480,860       0.0%
    St-Care Holding Corp.                                            4,600     119,845       0.0%
    Stanley Electric Co., Ltd.                                     293,800  10,845,456       0.1%
    Star Mica Co., Ltd.                                             35,600     507,146       0.0%
    Star Micronics Co., Ltd.                                        55,200     973,167       0.0%
    Start Today Co., Ltd.                                          186,000   5,094,469       0.0%
    Starts Corp., Inc.                                             151,100   4,097,992       0.0%
    Starzen Co., Ltd.                                               25,299   1,237,548       0.0%
#   Stella Chemifa Corp.                                            51,900   2,001,033       0.0%
    Step Co., Ltd.                                                   9,200     126,835       0.0%
#*  Striders Corp.                                                  15,200      70,545       0.0%
#   Strike Co., Ltd.                                                 4,600     202,125       0.0%
    Studio Alice Co., Ltd.                                          49,700   1,149,829       0.0%
    Subaru Corp.                                                   355,200  12,271,836       0.1%
    Subaru Enterprise Co., Ltd.                                        900      62,252       0.0%
    Sugi Holdings Co., Ltd.                                         34,900   1,771,242       0.0%
    Sugimoto & Co., Ltd.                                            17,700     273,780       0.0%
    Sumco Corp.                                                    338,160   7,448,503       0.1%
#   Sumida Corp.                                                   116,500   2,033,221       0.0%
    Suminoe Textile Co., Ltd.                                      241,000     678,491       0.0%
#   Sumiseki Holdings, Inc.                                        135,100     197,185       0.0%
    Sumitomo Bakelite Co., Ltd.                                    721,000   5,863,306       0.0%
    Sumitomo Chemical Co., Ltd.                                  4,126,852  29,002,888       0.1%
    Sumitomo Corp.                                                 876,900  12,683,569       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Sumitomo Dainippon Pharma Co., Ltd.                            202,100 $ 2,884,427       0.0%
    Sumitomo Densetsu Co., Ltd.                                     75,100   1,522,692       0.0%
    Sumitomo Electric Industries, Ltd.                           1,251,300  21,303,795       0.1%
    Sumitomo Forestry Co., Ltd.                                    573,700   9,661,154       0.1%
    Sumitomo Heavy Industries, Ltd.                                273,896  11,507,598       0.1%
    Sumitomo Metal Mining Co., Ltd.                                309,300  12,202,373       0.1%
    Sumitomo Mitsui Construction Co., Ltd.                         919,980   5,667,608       0.0%
    Sumitomo Mitsui Financial Group, Inc.                        1,063,670  42,613,509       0.2%
    Sumitomo Mitsui Trust Holdings, Inc.                           230,973   9,116,464       0.1%
    Sumitomo Osaka Cement Co., Ltd.                              1,763,000   8,074,103       0.1%
    Sumitomo Precision Products Co., Ltd.                          120,000     388,283       0.0%
    Sumitomo Realty & Development Co., Ltd.                        470,000  15,741,330       0.1%
    Sumitomo Riko Co., Ltd.                                        169,500   1,646,245       0.0%
    Sumitomo Rubber Industries, Ltd.                               482,100   9,153,974       0.1%
    Sumitomo Seika Chemicals Co., Ltd.                              54,400   2,890,106       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                             584,000   4,008,593       0.0%
#   Sun Corp.                                                       49,800     339,154       0.0%
    Sun Frontier Fudousan Co., Ltd.                                114,700   1,380,943       0.0%
    Sun-Wa Technos Corp.                                            35,900     677,726       0.0%
    Suncall Corp.                                                    5,000      31,293       0.0%
    Sundrug Co., Ltd.                                               67,400   2,933,146       0.0%
    Suntory Beverage & Food, Ltd.                                   35,700   1,642,642       0.0%
#   Suruga Bank, Ltd.                                              207,400   4,722,207       0.0%
    Suzuden Corp.                                                    4,800      60,428       0.0%
    Suzuken Co., Ltd.                                              201,420   7,260,761       0.1%
    Suzuki Co., Ltd.                                                 8,500      77,140       0.0%
    Suzuki Motor Corp.                                             282,300  15,462,492       0.1%
*   SWCC Showa Holdings Co., Ltd.                                  119,900   1,120,598       0.0%
    Sysmex Corp.                                                    59,900   4,099,539       0.0%
    Systena Corp.                                                   43,400   1,345,708       0.0%
    Syuppin Co., Ltd.                                                5,900     134,430       0.0%
    T Hasegawa Co., Ltd.                                            52,900   1,074,708       0.0%
    T RAD Co., Ltd.                                                 30,000   1,245,120       0.0%
#   T&D Holdings, Inc.                                             936,010  14,602,369       0.1%
    T&K Toka Co., Ltd.                                              51,500     599,643       0.0%
    T-Gaia Corp.                                                    53,400   1,086,710       0.0%
#*  Tabuchi Electric Co., Ltd.                                      96,000     255,419       0.0%
    Tachi-S Co., Ltd.                                              105,700   1,985,434       0.0%
    Tachibana Eletech Co., Ltd.                                     53,680     909,570       0.0%
    Tachikawa Corp.                                                 23,100     272,990       0.0%
#   Tadano, Ltd.                                                   354,221   5,398,518       0.0%
    Taihei Dengyo Kaisha, Ltd.                                      63,500   1,621,375       0.0%
    Taiheiyo Cement Corp.                                          357,436  14,286,354       0.1%
    Taiheiyo Kouhatsu, Inc.                                         33,499     297,755       0.0%
    Taiho Kogyo Co., Ltd.                                           72,300   1,081,524       0.0%
    Taikisha, Ltd.                                                  67,500   1,965,867       0.0%
    Taiko Bank, Ltd. (The)                                          17,000     391,579       0.0%
#   Taiko Pharmaceutical Co., Ltd.                                  14,300     295,641       0.0%
    Taisei Corp.                                                   207,680  11,506,913       0.1%
    Taisei Lamick Co., Ltd.                                         11,400     311,185       0.0%
    Taisho Pharmaceutical Holdings Co., Ltd.                        36,200   2,756,858       0.0%
    Taiyo Holdings Co., Ltd.                                        46,500   2,234,428       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Taiyo Nippon Sanso Corp.                                     291,700 $ 3,502,482       0.0%
    Taiyo Yuden Co., Ltd.                                        589,600  10,294,006       0.1%
    Takamatsu Construction Group Co., Ltd.                        43,200   1,177,271       0.0%
    Takano Co., Ltd.                                               5,400      58,605       0.0%
    Takaoka Toko Co., Ltd.                                        46,474     759,738       0.0%
    Takara Holdings, Inc.                                        305,200   2,985,466       0.0%
#   Takara Leben Co., Ltd.                                       474,200   2,179,827       0.0%
    Takara Printing Co., Ltd.                                     20,700     322,754       0.0%
    Takara Standard Co., Ltd.                                    145,848   2,493,613       0.0%
    Takasago International Corp.                                  51,200   1,781,071       0.0%
    Takasago Thermal Engineering Co., Ltd.                       133,700   2,354,101       0.0%
    Takashima & Co., Ltd.                                         14,700     293,556       0.0%
    Takashimaya Co., Ltd.                                        841,000   7,737,960       0.1%
    Take And Give Needs Co., Ltd.                                 43,440     332,169       0.0%
    TAKEBISHI Corp.                                                1,600      22,438       0.0%
    Takeda Pharmaceutical Co., Ltd.                              265,800  14,987,102       0.1%
    Takeei Corp.                                                  83,300     840,293       0.0%
    Takeuchi Manufacturing Co., Ltd.                             176,400   3,736,747       0.0%
#   Takihyo Co., Ltd.                                              5,800     119,619       0.0%
    Takisawa Machine Tool Co., Ltd.                               22,500     410,467       0.0%
    Takuma Co., Ltd.                                             221,000   2,718,728       0.0%
#   Tama Home Co., Ltd.                                           75,800     491,554       0.0%
    Tamron Co., Ltd.                                              64,800   1,352,888       0.0%
    Tamura Corp.                                                 331,000   2,264,653       0.0%
    Tanseisha Co., Ltd.                                          163,549   1,945,110       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.                    180,600   1,324,667       0.0%
#   Tayca Corp.                                                   73,000   1,718,338       0.0%
#   Tazmo Co., Ltd.                                                7,200     133,635       0.0%
    TBK Co., Ltd.                                                 75,300     346,645       0.0%
    TDC Soft, Inc.                                                 6,600      66,400       0.0%
    TDK Corp.                                                    184,100  14,146,112       0.1%
    TDK Corp. Sponsored ADR                                       46,731   3,595,016       0.0%
#*  Teac Corp.                                                   413,000     164,177       0.0%
    Tear Corp.                                                     6,900      55,813       0.0%
    TechMatrix Corp.                                              33,500     502,909       0.0%
    TECHNO ASSOCIE Co., Ltd.                                       3,000      36,630       0.0%
    Techno Medica Co., Ltd.                                        1,200      20,861       0.0%
    Techno Ryowa, Ltd.                                            17,170     122,611       0.0%
    TechnoPro Holdings, Inc.                                      95,000   4,355,598       0.0%
#   Tecnos Japan, Inc.                                            35,700     348,664       0.0%
    Teijin, Ltd.                                                 916,950  19,407,475       0.1%
    Teikoku Electric Manufacturing Co., Ltd.                      64,400     682,482       0.0%
    Teikoku Sen-I Co., Ltd.                                       36,800     780,954       0.0%
    Teikoku Tsushin Kogyo Co., Ltd.                               25,200     253,154       0.0%
    Tekken Corp.                                                  30,699   1,029,511       0.0%
    Tenma Corp.                                                   55,100   1,145,210       0.0%
    Tenpos Busters Co., Ltd.                                       6,700     118,422       0.0%
    Terumo Corp.                                                 120,500   5,021,268       0.0%
    THK Co., Ltd.                                                218,800   7,980,991       0.1%
    Tigers Polymer Corp.                                           6,200      44,088       0.0%
    TIS, Inc.                                                    349,500  10,876,337       0.1%
    Titan Kogyo, Ltd.                                                800      21,236       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    TKC Corp.                                                     53,700 $ 1,690,246       0.0%
    Toa Corp.(6894434)                                            79,200     837,241       0.0%
*   Toa Corp.(6894508)                                            73,700   1,601,695       0.0%
    Toa Oil Co., Ltd.                                            333,000     442,961       0.0%
    TOA ROAD Corp.                                                19,900     818,508       0.0%
#   Toabo Corp.                                                   24,400     133,886       0.0%
    Toagosei Co., Ltd.                                           521,650   6,765,402       0.0%
    Tobishima Corp.                                              959,600   1,432,136       0.0%
    Tobu Railway Co., Ltd.                                       105,600   3,097,972       0.0%
    Tobu Store Co., Ltd.                                           4,500     122,126       0.0%
    TOC Co., Ltd.                                                 92,200     829,793       0.0%
    Tocalo Co., Ltd.                                              56,300   2,271,814       0.0%
    Tochigi Bank, Ltd. (The)                                     242,000   1,102,990       0.0%
    Toda Corp.                                                   640,000   5,214,205       0.0%
#   Toda Kogyo Corp.                                              16,500     686,247       0.0%
    Toei Animation Co., Ltd.                                       8,900     805,525       0.0%
    Toei Co., Ltd.                                                26,900   2,918,465       0.0%
    Toell Co., Ltd.                                               17,200     147,388       0.0%
    Toenec Corp.                                                  25,200     735,735       0.0%
    Togami Electric Manufacturing Co., Ltd.                        9,200     188,329       0.0%
    Toho Bank, Ltd. (The)                                        771,000   2,976,109       0.0%
    Toho Co., Ltd.(6895200)                                       86,800   2,875,796       0.0%
    Toho Co., Ltd.(6895211)                                       16,600     419,942       0.0%
    Toho Gas Co., Ltd.                                            92,000   2,572,192       0.0%
#   Toho Holdings Co., Ltd.                                      195,000   3,833,107       0.0%
#   Toho Titanium Co., Ltd.                                      185,600   1,672,282       0.0%
    Toho Zinc Co., Ltd.                                           76,300   3,716,190       0.0%
    Tohoku Bank, Ltd. (The)                                       29,100     401,209       0.0%
    Tohoku Electric Power Co., Inc.                              253,600   3,326,934       0.0%
    Tohto Suisan Co., Ltd.                                         6,700     122,902       0.0%
    Tokai Carbon Co., Ltd.                                       256,600   2,564,165       0.0%
    Tokai Corp.                                                   22,500   1,009,976       0.0%
    TOKAI Holdings Corp.                                         397,000   3,174,221       0.0%
#   Tokai Lease Co., Ltd.                                          4,000      75,070       0.0%
    Tokai Rika Co., Ltd.                                         226,500   4,767,392       0.0%
    Tokai Tokyo Financial Holdings, Inc.                         647,200   4,236,911       0.0%
    Token Corp.                                                   38,570   4,650,870       0.0%
    Tokio Marine Holdings, Inc.                                  348,712  15,032,004       0.1%
    Tokio Marine Holdings, Inc. ADR                               61,104   2,640,701       0.0%
    Tokushu Tokai Paper Co., Ltd.                                 32,938   1,328,186       0.0%
#   Tokuyama Corp.                                               361,599  10,261,068       0.1%
#*  Tokyo Base Co., Ltd.                                           8,900     364,937       0.0%
    Tokyo Broadcasting System Holdings, Inc.                      96,300   1,960,897       0.0%
    Tokyo Century Corp.                                          164,130   7,159,262       0.1%
    Tokyo Dome Corp.                                             272,400   2,557,825       0.0%
*   Tokyo Electric Power Co. Holdings, Inc.                      810,312   3,326,023       0.0%
    Tokyo Electron Device, Ltd.                                   24,600     481,025       0.0%
    Tokyo Electron, Ltd.                                          90,800  15,988,034       0.1%
    Tokyo Energy & Systems, Inc.                                  92,000   1,070,616       0.0%
    Tokyo Gas Co., Ltd.                                          184,600   4,604,966       0.0%
#   Tokyo Individualized Educational Institute, Inc.              48,000     423,080       0.0%
#   Tokyo Keiki, Inc.                                             60,999     821,188       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#*  Tokyo Kikai Seisakusho, Ltd.                                     9,499 $    53,879       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                                     105,200   3,847,166       0.0%
    Tokyo Radiator Manufacturing Co., Ltd.                           3,600      32,309       0.0%
    Tokyo Rakutenchi Co., Ltd.                                       5,400     277,712       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                              77,399   1,204,665       0.0%
    Tokyo Sangyo Co., Ltd.                                          53,600     252,432       0.0%
    Tokyo Seimitsu Co., Ltd.                                       127,300   5,060,705       0.0%
    Tokyo Steel Manufacturing Co., Ltd.                            359,600   3,105,886       0.0%
    Tokyo Tatemono Co., Ltd.                                       496,900   6,970,678       0.1%
    Tokyo Tekko Co., Ltd.                                           24,400     461,592       0.0%
#   Tokyo Theatres Co., Inc.                                        30,100     387,135       0.0%
    Tokyo TY Financial Group, Inc.                                 108,574   2,931,849       0.0%
    Tokyotokeiba Co., Ltd.                                          47,800   1,454,528       0.0%
    Tokyu Construction Co., Ltd.                                   422,480   3,720,658       0.0%
    Tokyu Corp.                                                    290,000   4,386,847       0.0%
    Tokyu Fudosan Holdings Corp.                                 2,468,094  16,181,084       0.1%
#   Tokyu Recreation Co., Ltd.                                      22,819     185,051       0.0%
    Toli Corp.                                                     148,700     540,577       0.0%
    Tomato Bank, Ltd.                                               18,900     263,772       0.0%
#   Tomen Devices Corp.                                              3,000      85,078       0.0%
    Tomoe Corp.                                                     92,300     383,691       0.0%
#   Tomoe Engineering Co., Ltd.                                     28,300     540,524       0.0%
    Tomoegawa Co., Ltd.                                             67,000     188,088       0.0%
    Tomoku Co., Ltd.                                                41,300     770,650       0.0%
    TOMONY Holdings, Inc.                                          566,300   2,727,410       0.0%
    Tomy Co., Ltd.                                                 347,600   5,623,915       0.0%
    Tonami Holdings Co., Ltd.                                       20,500   1,021,409       0.0%
    Topcon Corp.                                                   295,900   6,256,377       0.0%
    Toppan Forms Co., Ltd.                                         202,000   2,090,257       0.0%
    Toppan Printing Co., Ltd.                                      801,000   8,149,150       0.1%
    Topre Corp.                                                    193,200   5,689,173       0.0%
    Topy Industries, Ltd.                                           72,500   2,477,023       0.0%
    Toray Industries, Inc.                                       1,906,600  19,297,922       0.1%
    Torex Semiconductor, Ltd.                                       25,600     424,494       0.0%
    Toridoll Holdings Corp.                                         64,800   2,080,871       0.0%
    Torigoe Co., Ltd. (The)                                         14,400     118,341       0.0%
    Torii Pharmaceutical Co., Ltd.                                  59,700   1,619,507       0.0%
#   Torikizoku Co., Ltd.                                            17,800     481,085       0.0%
    Torishima Pump Manufacturing Co., Ltd.                          71,000     736,968       0.0%
    Tosei Corp.                                                    134,700   1,326,692       0.0%
#*  Toshiba Corp.                                                1,415,000   4,090,866       0.0%
    Toshiba Machine Co., Ltd.                                      376,000   2,334,627       0.0%
    Toshiba Plant Systems & Services Corp.                         122,300   2,109,599       0.0%
    Toshiba TEC Corp.                                              675,000   3,936,703       0.0%
#   Tosho Co., Ltd.                                                 39,900   1,101,990       0.0%
#   Tosho Printing Co., Ltd.                                        70,000     673,976       0.0%
    Tosoh Corp.                                                    889,500  19,196,062       0.1%
    Totech Corp.                                                     3,600      65,552       0.0%
    Totetsu Kogyo Co., Ltd.                                         95,700   3,204,696       0.0%
    TOTO, Ltd.                                                     110,000   5,387,145       0.0%
    Totoku Electric Co., Ltd.                                        1,800      39,041       0.0%
    Tottori Bank, Ltd. (The)                                        14,800     237,246       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
JAPAN -- (Continued)
    Toukei Computer Co., Ltd.                                       11,000 $    334,712       0.0%
#   Tow Co., Ltd.                                                   71,000      561,026       0.0%
    Towa Bank, Ltd. (The)                                          127,000    1,348,564       0.0%
#   Towa Corp.                                                     140,000    2,424,355       0.0%
    Towa Pharmaceutical Co., Ltd.                                   44,100    2,280,860       0.0%
    Toyo Construction Co., Ltd.                                    384,600    1,946,945       0.0%
    Toyo Corp.                                                      77,500      723,994       0.0%
#   Toyo Denki Seizo K.K.                                           28,300      502,550       0.0%
#   Toyo Engineering Corp.                                         115,400    1,379,482       0.0%
    Toyo Ink SC Holdings Co., Ltd.                                 817,000    4,811,483       0.0%
    Toyo Kanetsu K.K.                                               45,600    1,727,352       0.0%
    Toyo Kohan Co., Ltd.                                           227,300      971,882       0.0%
    Toyo Machinery & Metal Co., Ltd.                                68,300      525,374       0.0%
    Toyo Securities Co., Ltd.                                      313,000      875,729       0.0%
    Toyo Seikan Group Holdings, Ltd.                               413,000    7,305,115       0.1%
    Toyo Sugar Refining Co., Ltd.                                    2,900       31,703       0.0%
    Toyo Suisan Kaisha, Ltd.                                        80,700    3,104,532       0.0%
    Toyo Tanso Co., Ltd.                                            48,600    1,372,015       0.0%
    Toyo Tire & Rubber Co., Ltd.                                   458,900   10,383,322       0.1%
#   Toyo Wharf & Warehouse Co., Ltd.                                25,800      435,985       0.0%
    Toyobo Co., Ltd.                                               407,177    7,843,225       0.1%
    Toyoda Gosei Co., Ltd.                                         286,100    6,995,715       0.1%
    Toyota Boshoku Corp.                                           195,500    3,936,922       0.0%
    Toyota Industries Corp.                                        127,800    7,866,279       0.1%
    Toyota Motor Corp.                                           2,741,740  170,059,309       0.7%
    Toyota Motor Corp. Sponsored ADR                               408,823   50,694,052       0.2%
    Toyota Tsusho Corp.                                            481,946   17,528,627       0.1%
    TPR Co., Ltd.                                                  120,500    4,259,969       0.0%
    Trancom Co., Ltd.                                               36,100    2,193,475       0.0%
#   Transaction Co., Ltd.                                           17,400      188,171       0.0%
    Transcosmos, Inc.                                               72,000    1,679,108       0.0%
    Trend Micro, Inc.                                               53,600    2,874,226       0.0%
    Trend Micro, Inc. Sponsored ADR                                  3,540      189,602       0.0%
    Tri Chemical Laboratories, Inc.                                 11,600      409,626       0.0%
    Trinity Industrial Corp.                                         3,000       24,388       0.0%
    Trusco Nakayama Corp.                                          134,022    3,428,971       0.0%
    Trust Tech, Inc.                                                17,200      500,939       0.0%
    TS Tech Co., Ltd.                                              235,000    8,416,257       0.1%
    TSI Holdings Co., Ltd.                                         361,790    3,032,264       0.0%
    Tsubaki Nakashima Co., Ltd.                                     26,200      604,143       0.0%
    Tsubakimoto Chain Co.                                          659,000    5,679,163       0.0%
    Tsubakimoto Kogyo Co., Ltd.                                      4,800      124,162       0.0%
#*  Tsudakoma Corp.                                                184,000      330,710       0.0%
    Tsugami Corp.                                                  102,000      982,372       0.0%
    Tsukada Global Holdings, Inc.                                   74,100      380,462       0.0%
    Tsukamoto Corp. Co., Ltd.                                        3,700       42,023       0.0%
    Tsukishima Kikai Co., Ltd.                                     101,100    1,214,365       0.0%
    Tsukuba Bank, Ltd.                                             314,500    1,163,285       0.0%
    Tsukui Corp.                                                   233,300    1,678,577       0.0%
    Tsumura & Co.                                                   79,800    2,965,879       0.0%
    Tsuruha Holdings, Inc.                                          35,100    4,351,789       0.0%
    Tsurumi Manufacturing Co., Ltd.                                 54,100      916,916       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Tsutsumi Jewelry Co., Ltd.                                    29,400 $   519,923       0.0%
    TV Asahi Holdings Corp.                                       88,200   1,776,173       0.0%
    Tv Tokyo Holdings Corp.                                       57,200   1,197,288       0.0%
    TYK Corp.                                                     34,000     122,621       0.0%
#*  U-Shin, Ltd.                                                  99,400     671,463       0.0%
    UACJ Corp.                                                   131,714   3,883,934       0.0%
    Ube Industries, Ltd.                                         499,665  15,349,741       0.1%
    Uchida Yoko Co., Ltd.                                         23,800     755,009       0.0%
    Uchiyama Holdings Co., Ltd.                                   19,300      91,998       0.0%
    UKC Holdings Corp.                                            58,400   1,005,183       0.0%
    Ulvac, Inc.                                                  172,500  12,220,592       0.1%
    UMC Electronics Co Ltd                                        11,900     252,818       0.0%
    Unicharm Corp.                                                86,400   1,966,096       0.0%
    Uniden Holdings Corp.                                        279,000     887,969       0.0%
    Union Tool Co.                                                22,900     740,327       0.0%
    Unipres Corp.                                                222,800   6,015,553       0.0%
    United Arrows, Ltd.                                           71,100   2,664,809       0.0%
    United Super Markets Holdings, Inc.                          187,900   1,754,140       0.0%
    UNITED, Inc.                                                   7,400     236,210       0.0%
*   Unitika, Ltd.                                                219,800   1,940,053       0.0%
#   Universal Entertainment Corp.                                 55,900   1,821,030       0.0%
#   Unizo Holdings Co., Ltd.                                      94,300   2,508,732       0.0%
    Urbanet Corp. Co., Ltd.                                      104,100     313,233       0.0%
    Ushio, Inc.                                                  436,500   6,058,959       0.0%
    USS Co., Ltd.                                                 93,200   1,884,020       0.0%
*   UT Group Co., Ltd.                                            74,500   1,527,264       0.0%
    Utoc Corp.                                                    35,900     168,955       0.0%
#   V Technology Co., Ltd.                                        13,300   2,327,467       0.0%
#*  V-Cube, Inc.                                                  32,300     187,579       0.0%
    Valor Holdings Co., Ltd.                                     194,600   4,425,789       0.0%
    ValueCommerce Co., Ltd.                                       72,700     509,957       0.0%
    Vector, Inc.                                                  60,800     803,937       0.0%
#   VeriServe Corp.                                               10,800     361,016       0.0%
    VIA Holdings, Inc.                                            27,800     201,974       0.0%
    Village Vanguard Co., Ltd.                                    16,800     169,708       0.0%
#*  Vision, Inc.                                                   6,000     143,356       0.0%
    Vital KSK Holdings, Inc.                                     170,085   1,381,006       0.0%
    Vitec Holdings Co., Ltd.                                      46,600     790,185       0.0%
#   Voyage Group, Inc.                                            48,400     617,908       0.0%
#   VT Holdings Co., Ltd.                                        453,800   2,470,314       0.0%
#   W-Scope Corp.                                                 23,800     447,660       0.0%
    Wacoal Holdings Corp.                                        227,500   6,502,587       0.0%
    Wakachiku Construction Co., Ltd.                              51,900     866,407       0.0%
    Wakamoto Pharmaceutical Co., Ltd.                              9,000      23,722       0.0%
    Wakita & Co., Ltd.                                           170,200   2,093,738       0.0%
    Warabeya Nichiyo Holdings Co., Ltd.                           68,000   1,683,572       0.0%
    Watahan & Co., Ltd.                                           14,800     330,615       0.0%
    WATAMI Co., Ltd.                                              73,700     961,076       0.0%
    Watts Co., Ltd.                                                3,700      37,977       0.0%
    WDB Holdings Co., Ltd.                                        13,500     328,857       0.0%
    Weathernews, Inc.                                             11,100     358,784       0.0%
    Welcia Holdings Co., Ltd.                                     82,344   3,125,136       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Wellnet Corp.                                                 30,500 $   327,775       0.0%
#   West Holdings Corp.                                           86,800     570,088       0.0%
    West Japan Railway Co.                                        70,400   4,964,323       0.0%
    Will Group, Inc.                                               7,600      88,531       0.0%
    WIN-Partners Co., Ltd.                                        19,800     243,933       0.0%
    WirelessGate, Inc.                                            17,400     189,181       0.0%
    Wood One Co., Ltd.                                            38,200     650,328       0.0%
#   World Holdings Co., Ltd.                                      39,300   1,264,579       0.0%
    Wowow, Inc.                                                   32,800   1,022,493       0.0%
    Xebio Holdings Co., Ltd.                                     103,700   1,985,164       0.0%
    YA-MAN, Ltd.                                                  54,000     628,211       0.0%
#   YAC Holdings Co., Ltd.                                        37,200     376,593       0.0%
    Yachiyo Industry Co., Ltd.                                    13,900     186,291       0.0%
    Yahagi Construction Co., Ltd.                                106,200     961,780       0.0%
#   Yahoo Japan Corp.                                            341,400   1,526,350       0.0%
    Yaizu Suisankagaku Industry Co., Ltd.                         12,300     132,294       0.0%
    Yakult Honsha Co., Ltd.                                       20,800   1,719,703       0.0%
#   Yakuodo Co., Ltd.                                             23,800     666,576       0.0%
    YAMABIKO Corp.                                               177,440   2,414,536       0.0%
#   Yamada Denki Co., Ltd.                                       975,272   5,187,668       0.0%
#   Yamagata Bank, Ltd. (The)                                    102,399   2,411,702       0.0%
#   Yamaguchi Financial Group, Inc.                              505,000   6,117,165       0.0%
    Yamaha Corp.                                                 230,800   9,068,530       0.1%
    Yamaha Motor Co., Ltd.                                       488,000  14,646,152       0.1%
    Yamaichi Electronics Co., Ltd.                               118,300   2,457,451       0.0%
    Yamanashi Chuo Bank, Ltd. (The)                              591,000   2,632,170       0.0%
    Yamashin-Filter Corp.                                          4,100     149,339       0.0%
    Yamatane Corp.                                                47,000     839,538       0.0%
    Yamato Corp.                                                  34,400     255,070       0.0%
    Yamato Holdings Co., Ltd.                                    301,100   6,156,222       0.0%
    Yamato Kogyo Co., Ltd.                                       162,100   4,336,019       0.0%
    Yamaya Corp.                                                  13,910     292,514       0.0%
    Yamazaki Baking Co., Ltd.                                    307,500   5,534,981       0.0%
    Yamazen Corp.                                                169,400   1,936,772       0.0%
    Yaoko Co., Ltd.                                               77,900   3,823,572       0.0%
    Yashima Denki Co., Ltd.                                        2,100      17,814       0.0%
#   Yaskawa Electric Corp.                                       404,600  14,497,131       0.1%
    Yasuda Logistics Corp.                                        50,300     420,016       0.0%
#   Yasunaga Corp.                                                36,400   1,097,104       0.0%
    Yellow Hat, Ltd.                                              57,200   1,755,054       0.0%
    Yodogawa Steel Works, Ltd.                                    99,700   2,920,184       0.0%
    Yokogawa Bridge Holdings Corp.                               142,800   3,045,250       0.0%
    Yokogawa Electric Corp.                                      569,700  10,822,139       0.1%
#   Yokohama Reito Co., Ltd.                                     229,300   2,180,821       0.0%
    Yokohama Rubber Co., Ltd. (The)                              537,300  12,079,608       0.1%
    Yokowo Co., Ltd.                                              52,300     682,817       0.0%
    Yomeishu Seizo Co., Ltd.                                       3,700      73,728       0.0%
    Yomiuri Land Co., Ltd.                                        17,800     747,852       0.0%
    Yondenko Corp.                                                 6,680     186,011       0.0%
    Yondoshi Holdings, Inc.                                       49,400   1,358,787       0.0%
#   Yonex Co., Ltd.                                               20,296     147,971       0.0%
    Yorozu Corp.                                                  84,500   1,719,167       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
JAPAN -- (Continued)
    Yoshinoya Holdings Co., Ltd.                                   108,100 $    1,797,983       0.0%
    Yuasa Funashoku Co., Ltd.                                        2,400         71,790       0.0%
    Yuasa Trading Co., Ltd.                                         52,100      1,920,833       0.0%
    Yuken Kogyo Co., Ltd.                                           11,200        264,795       0.0%
    Yuki Gosei Kogyo Co., Ltd.                                      11,000         29,698       0.0%
#   Yume No Machi Souzou Iinkai Co., Ltd.                           46,300        651,014       0.0%
#   Yumeshin Holdings Co., Ltd.                                     88,400        623,756       0.0%
    Yurtec Corp.                                                   168,000      1,468,030       0.0%
    Yusen Logistics Co., Ltd.                                       78,500        915,266       0.0%
    Yushiro Chemical Industry Co., Ltd.                             34,300        518,757       0.0%
    Yutaka Foods Corp.                                               4,000         67,734       0.0%
    Yutaka Giken Co., Ltd.                                             200          4,533       0.0%
    Zappallas, Inc.                                                 11,600         44,062       0.0%
    Zenitaka Corp. (The)                                            10,600        533,100       0.0%
    Zenkoku Hosho Co., Ltd.                                         87,900      3,611,700       0.0%
    Zenrin Co., Ltd.                                                74,800      2,376,787       0.0%
    Zensho Holdings Co., Ltd.                                      299,000      5,541,930       0.0%
#   Zeon Corp.                                                     726,200      9,668,424       0.1%
    ZERIA Pharmaceutical Co., Ltd.                                  47,299        828,830       0.0%
*   ZIGExN Co., Ltd.                                                41,000        564,921       0.0%
#   Zojirushi Corp.                                                155,800      1,406,202       0.0%
#   Zuiko Corp.                                                     12,400        417,188       0.0%
    Zuken, Inc.                                                     34,800        618,871       0.0%
                                                                           --------------      ----
TOTAL JAPAN                                                                 6,110,225,079      24.0%
                                                                           --------------      ----
NETHERLANDS -- (2.8%)
    Aalberts Industries NV                                         555,464     27,390,349       0.1%
    ABN AMRO Group NV                                              415,633     12,836,554       0.1%
    Accell Group                                                   111,231      3,397,012       0.0%
    Aegon NV(007924103)                                            267,323      1,569,186       0.0%
    Aegon NV(5927375)                                            3,236,746     19,109,270       0.1%
    Akzo Nobel NV                                                  677,388     61,155,155       0.2%
#*  Altice NV Class A                                              203,842      3,844,172       0.0%
*   Altice NV Class B                                               51,303        967,274       0.0%
    AMG Advanced Metallurgical Group NV                            182,927      8,754,935       0.0%
    Amsterdam Commodities NV                                        90,327      2,533,886       0.0%
    APERAM SA                                                      261,067     14,038,247       0.1%
    Arcadis NV                                                     202,818      4,688,265       0.0%
*   ArcelorMittal(03938L203)                                       996,723     28,506,284       0.1%
*   ArcelorMittal(BYPBS67)                                         927,898     26,570,872       0.1%
    ASM International NV                                           177,415     11,889,289       0.1%
    ASML Holding NV(B908F01)                                        92,452     16,710,699       0.1%
    ASML Holding NV(B929F46)                                        56,437     10,182,884       0.0%
*   Basic-Fit NV                                                       634         14,556       0.0%
    BE Semiconductor Industries NV                                 322,412     25,335,851       0.1%
#   Beter Bed Holding NV                                            55,901      1,143,865       0.0%
#   BinckBank NV                                                   301,453      1,536,454       0.0%
    Boskalis Westminster                                           348,558     12,459,730       0.1%
#   Brunel International NV                                         79,561      1,352,469       0.0%
    Coca-Cola European Partners P.L.C.                             113,899      4,672,007       0.0%
    Corbion NV                                                     350,239     11,702,529       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
NETHERLANDS -- (Continued)
    Flow Traders                                                    22,323 $    555,009       0.0%
    ForFarmers NV                                                    5,867       71,724       0.0%
*   Fugro NV                                                       250,796    3,232,954       0.0%
    Gemalto NV(B9MS8P5)                                            158,941    6,290,149       0.0%
    Gemalto NV(B011JK4)                                             74,447    2,946,730       0.0%
    GrandVision NV                                                  69,149    1,725,820       0.0%
*   Heijmans NV                                                    106,453    1,135,509       0.0%
    Heineken NV                                                    158,024   15,396,720       0.1%
    Hunter Douglas NV                                                7,356      595,623       0.0%
    IMCD Group NV                                                   33,523    2,108,402       0.0%
    ING Groep NV                                                 1,674,116   30,936,766       0.1%
    ING Groep NV Sponsored ADR                                   1,366,775   25,312,672       0.1%
    Intertrust NV                                                    1,398       21,497       0.0%
    KAS Bank NV                                                     54,020      626,636       0.0%
    Kendrion NV                                                     66,950    2,927,510       0.0%
    Koninklijke Ahold Delhaize NV                                2,136,192   40,192,977       0.2%
    Koninklijke Ahold Delhaize NV Sponsored ADR                     13,329      250,705       0.0%
    Koninklijke BAM Groep NV                                       882,234    4,983,520       0.0%
    Koninklijke DSM NV                                             320,495   27,343,887       0.1%
    Koninklijke KPN NV                                           6,316,241   21,733,371       0.1%
    Koninklijke Philips NV(500472303)                              545,396   22,246,702       0.1%
    Koninklijke Philips NV(5986622)                                727,678   29,654,989       0.1%
    Koninklijke Vopak NV                                           286,790   12,413,160       0.1%
#   Nederland Apparatenfabriek                                      12,303      573,991       0.0%
    NN Group NV                                                    484,468   20,288,317       0.1%
#*  OCI NV                                                         413,317    9,805,047       0.0%
#   Ordina NV                                                      355,998      615,721       0.0%
    Philips Lighting NV                                              7,470      283,120       0.0%
    PostNL NV                                                    1,155,580    4,925,068       0.0%
    Randstad Holding NV                                            512,111   31,506,154       0.1%
    Refresco Group NV                                               85,048    1,966,416       0.0%
    RELX NV                                                        437,454    9,876,306       0.0%
    RELX NV Sponsored ADR                                          145,058    3,278,310       0.0%
*   Rhi Magnesita NV                                                59,806    2,653,603       0.0%
    SBM Offshore NV                                                778,692   13,896,630       0.1%
    Sligro Food Group NV                                            75,923    3,414,900       0.0%
*   Telegraaf Media Groep NV                                        22,328      148,294       0.0%
    TKH Group NV                                                   209,539   14,110,239       0.1%
*   TomTom NV                                                      505,008    5,753,431       0.0%
#   Unilever NV(B12T3J1)                                           301,155   17,494,064       0.1%
    Unilever NV(904784709)                                         234,970   13,618,861       0.1%
    Van Lanschot Kempen NV                                          21,715      658,918       0.0%
#   Wessanen                                                       378,390    7,186,856       0.0%
    Wolters Kluwer NV                                              580,125   28,433,407       0.1%
                                                                           ------------       ---
TOTAL NETHERLANDS                                                           755,552,479       3.0%
                                                                           ------------       ---
NEW ZEALAND -- (0.4%)
#*  a2 Milk Co., Ltd.                                            1,472,795    8,744,001       0.1%
    Abano Healthcare Group, Ltd.                                    13,023       86,866       0.0%
    Air New Zealand, Ltd.                                        3,640,391    8,224,157       0.1%
    Auckland International Airport, Ltd.                           623,294    2,656,582       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
NEW ZEALAND -- (Continued)
    Chorus, Ltd.                                                 1,027,920 $ 2,824,849       0.0%
    Chorus, Ltd. ADR                                                10,487     142,330       0.0%
    Comvita, Ltd.                                                    5,106      29,728       0.0%
    Contact Energy, Ltd.                                           854,495   3,363,057       0.0%
    EBOS Group, Ltd.                                               242,056   2,915,563       0.0%
    Fisher & Paykel Healthcare Corp., Ltd.                         870,919   7,899,382       0.1%
#   Fletcher Building, Ltd.(6341606)                               936,209   4,722,449       0.0%
#   Fletcher Building, Ltd.(6341617)                                94,146     469,180       0.0%
#   Fonterra Co-operative Group, Ltd.                              128,551     560,277       0.0%
    Freightways, Ltd.                                              294,823   1,545,130       0.0%
    Genesis Energy, Ltd.                                         1,014,796   1,701,151       0.0%
    Gentrack Group, Ltd.                                            10,448      39,322       0.0%
    Hallenstein Glasson Holdings, Ltd.                              16,145      36,906       0.0%
    Heartland Bank, Ltd.                                           392,511     510,296       0.0%
    Infratil, Ltd.                                               1,282,568   2,822,008       0.0%
    Kathmandu Holdings, Ltd.                                        90,914     149,431       0.0%
#   Mainfreight, Ltd.                                              307,131   5,141,134       0.0%
    Mercury NZ, Ltd.                                               584,779   1,316,466       0.0%
    Meridian Energy, Ltd.                                          519,449   1,013,396       0.0%
    Metlifecare, Ltd.                                              407,752   1,613,221       0.0%
#   Metro Performance Glass, Ltd.                                  118,709      80,412       0.0%
*   New Zealand Oil & Gas, Ltd.                                    166,463      82,599       0.0%
    New Zealand Refining Co., Ltd. (The)                           273,984     472,540       0.0%
#   NZME, Ltd.                                                   1,016,313     638,589       0.0%
    NZX, Ltd.                                                      191,361     154,676       0.0%
    PGG Wrightson, Ltd.                                            151,904      58,232       0.0%
#   Port of Tauranga, Ltd.                                         583,389   1,826,467       0.0%
    Restaurant Brands New Zealand, Ltd.                            314,948   1,462,157       0.0%
*   Rubicon, Ltd.                                                   64,229       8,370       0.0%
#   Ryman Healthcare, Ltd.                                         360,162   2,292,847       0.0%
    Sanford, Ltd.                                                   33,982     183,613       0.0%
    Scales Corp., Ltd.                                              52,168     139,237       0.0%
    Skellerup Holdings, Ltd.                                       106,171     130,143       0.0%
    SKY Network Television, Ltd.                                   701,222   1,200,164       0.0%
    SKYCITY Entertainment Group, Ltd.                            2,375,633   6,324,223       0.0%
    Spark New Zealand, Ltd.                                      3,405,015   8,578,989       0.1%
    Steel & Tube Holdings, Ltd.                                    114,165     156,285       0.0%
    Summerset Group Holdings, Ltd.                                 873,125   2,910,086       0.0%
    Tilt Renewables, Ltd.                                          102,170     136,341       0.0%
    Tourism Holdings, Ltd.                                         652,157   2,266,531       0.0%
#*  Tower, Ltd.                                                    375,850     208,433       0.0%
    Trade Me Group, Ltd.                                           980,360   3,027,535       0.0%
    Trilogy International, Ltd.                                      4,885       7,854       0.0%
#   Trustpower, Ltd.                                               122,905     489,386       0.0%
#   Vector, Ltd.                                                   404,395     932,337       0.0%
    Warehouse Group, Ltd. (The)                                    193,655     279,726       0.0%
*   Xero, Ltd.                                                      51,452   1,211,825       0.0%
#   Z Energy, Ltd.                                                 772,699   3,897,282       0.0%
                                                                           -----------       ---
TOTAL NEW ZEALAND                                                           97,683,761       0.4%
                                                                           -----------       ---

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
NORWAY -- (0.8%)
    ABG Sundal Collier Holding ASA                               1,384,562 $   961,122       0.0%
    AF Gruppen ASA                                                  17,949     279,333       0.0%
#*  Akastor ASA                                                    623,189   1,437,519       0.0%
    Aker ASA Class A                                                85,497   3,873,641       0.0%
    Aker BP ASA                                                    318,898   7,346,372       0.0%
*   Aker Solutions ASA                                             504,147   2,772,116       0.0%
#   American Shipping Co. ASA                                      152,420     428,741       0.0%
*   Archer, Ltd.                                                    41,058      49,162       0.0%
#   Atea ASA                                                       368,535   4,649,219       0.0%
    Austevoll Seafood ASA                                          504,845   5,053,166       0.0%
#*  Avance Gas Holding, Ltd.                                       203,794     492,261       0.0%
#*  Axactor AB                                                   2,282,997     822,910       0.0%
    Bakkafrost P/F                                                 146,691   6,554,739       0.0%
    Bonheur ASA                                                     87,092     881,660       0.0%
    Borregaard ASA                                                 314,902   3,034,951       0.0%
#*  BW LPG, Ltd.                                                   298,962   1,123,898       0.0%
#*  BW Offshore, Ltd.                                              489,545   1,608,429       0.0%
    DNB ASA                                                        743,879  14,356,404       0.1%
#*  DNO ASA                                                      1,091,758   1,326,430       0.0%
#*  DOF ASA                                                      1,848,894     194,893       0.0%
    Ekornes ASA                                                     57,115     801,138       0.0%
    Entra ASA                                                      133,152   1,832,571       0.0%
    Europris ASA                                                    10,545      47,995       0.0%
#*  Fred Olsen Energy ASA                                          184,709     508,650       0.0%
#   Frontline, Ltd.                                                150,663     921,883       0.0%
#*  Funcom NV                                                      682,707     182,257       0.0%
    Gjensidige Forsikring ASA                                      163,136   3,070,012       0.0%
    Golar LNG, Ltd.                                                 19,800     418,374       0.0%
    Grieg Seafood ASA                                              400,515   3,803,013       0.0%
#*  Hexagon Composites ASA                                         140,796     473,716       0.0%
#   Hoegh LNG Holdings, Ltd.                                        65,656     519,901       0.0%
*   Kongsberg Automotive ASA                                     2,256,768   2,656,092       0.0%
    Kongsberg Gruppen ASA                                           77,071   1,406,800       0.0%
*   Kvaerner ASA                                                   869,309   1,663,428       0.0%
    Leroy Seafood Group ASA                                        604,960   3,633,063       0.0%
    Marine Harvest ASA                                             340,557   6,650,867       0.0%
#*  NEL ASA                                                        422,649     144,272       0.0%
#*  Nordic Semiconductor ASA                                       273,192   1,369,760       0.0%
    Norsk Hydro ASA                                              1,108,052   8,574,493       0.1%
    Norway Royal Salmon ASA                                         37,193     721,590       0.0%
#*  Norwegian Air Shuttle ASA                                      133,290   3,773,715       0.0%
*   Norwegian Finans Holding ASA                                   117,885   1,472,920       0.0%
#   Ocean Yield ASA                                                170,421   1,519,218       0.0%
*   Odfjell Drilling, Ltd.                                         125,625     504,048       0.0%
    Odfjell SE Class A                                              45,023     156,951       0.0%
    Olav Thon Eiendomsselskap ASA                                   17,579     347,661       0.0%
    Opera Software ASA                                             248,315     711,469       0.0%
#   Orkla ASA                                                      446,815   4,376,636       0.0%
#*  Petroleum Geo-Services ASA                                   1,245,991   2,049,577       0.0%
*   PhotoCure ASA                                                   13,583      48,757       0.0%
#*  Prosafe SE                                                      22,884      46,257       0.0%
#   Protector Forsikring ASA                                       176,565   1,924,103       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
NORWAY -- (Continued)
*   Q-Free ASA                                                       66,600 $     67,152       0.0%
#*  REC Silicon ASA                                              12,403,323    1,622,090       0.0%
    Salmar ASA                                                       75,927    2,263,761       0.0%
    Scatec Solar ASA                                                241,743    1,390,721       0.0%
    Schibsted ASA Class A                                            51,459    1,326,732       0.0%
    Schibsted ASA Class B                                            43,166    1,012,983       0.0%
    Selvaag Bolig ASA                                               124,964      456,276       0.0%
#*  Sevan Marine ASA                                                 66,506      107,534       0.0%
    Skandiabanken ASA                                                 2,451       24,857       0.0%
*   Solstad Farstad ASA                                              30,480       22,241       0.0%
#*  Songa Offshore                                                  127,633      908,906       0.0%
    SpareBank 1 SMN                                                     999       10,376       0.0%
    SpareBank 1 SR-Bank ASA                                         321,027    3,555,802       0.0%
#   Statoil ASA                                                     838,889   17,044,136       0.1%
    Statoil ASA Sponsored ADR                                       660,099   13,406,611       0.1%
    Stolt-Nielsen, Ltd.                                              98,224    1,384,371       0.0%
    Storebrand ASA                                                  899,729    7,706,167       0.1%
    Subsea 7 SA                                                     778,473   13,122,984       0.1%
#   Telenor ASA                                                     266,055    5,649,343       0.0%
#   TGS NOPEC Geophysical Co. ASA                                   379,734    8,730,166       0.1%
    Tomra Systems ASA                                               327,758    4,575,622       0.0%
    Treasure ASA                                                    230,594      428,800       0.0%
    Veidekke ASA                                                    150,731    1,688,957       0.0%
*   Wallenius Wilhelmsen Logistics                                  171,455      983,789       0.0%
    Wilh Wilhelmsen Holding ASA Class A                              43,827    1,283,832       0.0%
#   XXL ASA                                                          72,832      785,427       0.0%
    Yara International ASA                                          181,802    8,634,264       0.1%
                                                                            ------------       ---
TOTAL NORWAY                                                                 211,772,053       0.8%
                                                                            ------------       ---
PORTUGAL -- (0.2%)
    Altri SGPS SA                                                   508,231    3,246,715       0.0%
#*  Banco Comercial Portugues SA Class R                         14,763,859    4,411,874       0.0%
    CTT-Correios de Portugal SA                                     447,490    2,634,671       0.0%
    EDP - Energias de Portugal SA                                 1,315,734    4,692,193       0.0%
    EDP - Energias de Portugal SA Sponsored ADR                       7,202      256,895       0.0%
    EDP Renovaveis SA                                               671,965    5,556,206       0.0%
    Galp Energia SGPS SA                                            833,384   15,494,323       0.1%
    Jeronimo Martins SGPS SA                                        239,425    4,350,147       0.0%
    Mota-Engil SGPS SA                                              820,196    3,293,955       0.0%
    Navigator Co. SA (The)                                        1,098,348    5,601,569       0.0%
    NOS SGPS SA                                                     980,916    5,877,182       0.1%
    Novabase SGPS SA                                                 12,258       51,139       0.0%
#   REN - Redes Energeticas Nacionais SGPS SA                       728,500    2,313,386       0.0%
    Semapa-Sociedade de Investimento e Gestao                        84,233    1,683,752       0.0%
    Sonae Capital SGPS SA                                           314,543      312,086       0.0%
    Sonae SGPS SA                                                 4,730,134    5,662,849       0.0%
    Teixeira Duarte SA                                              243,459       89,870       0.0%
                                                                            ------------       ---
TOTAL PORTUGAL                                                                65,528,812       0.2%
                                                                            ------------       ---
SINGAPORE -- (1.1%)
*   Abterra, Ltd.                                                   189,000       12,833       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
SINGAPORE -- (Continued)
#   Accordia Golf Trust                                             752,800 $   414,245       0.0%
    AEM Holdings, Ltd.                                               36,700      84,416       0.0%
    Amara Holdings, Ltd.                                            248,000     103,743       0.0%
#   Ascendas India Trust                                            822,100     693,397       0.0%
*   ASL Marine Holdings, Ltd.                                        99,300       8,578       0.0%
*   Banyan Tree Holdings, Ltd.                                      513,300     231,740       0.0%
#   Best World International, Ltd.                                  575,600     627,953       0.0%
    Bonvests Holdings, Ltd.                                          51,600      54,136       0.0%
    Boustead Projects, Ltd.                                         147,404      93,983       0.0%
    Boustead Singapore, Ltd.                                      1,127,367     745,362       0.0%
    Breadtalk Group, Ltd.                                           379,200     438,231       0.0%
    Broadway Industrial Group, Ltd.                                 111,999      10,213       0.0%
#   Bukit Sembawang Estates, Ltd.                                   212,100     988,142       0.0%
    Bund Center Investment, Ltd.                                    316,000     178,560       0.0%
    CapitaLand, Ltd.                                              3,066,900   8,259,139       0.1%
#   Centurion Corp., Ltd.                                           934,900     384,564       0.0%
#   China Aviation Oil Singapore Corp., Ltd.                        407,600     529,533       0.0%
    China Sunsine Chemical Holdings, Ltd.                           655,900     483,647       0.0%
#   Chip Eng Seng Corp., Ltd.                                     1,794,800   1,264,318       0.0%
    CITIC Envirotech, Ltd.                                          714,500     404,064       0.0%
    City Developments, Ltd.                                         617,700   5,866,219       0.0%
*   Cityneon Holdings, Ltd.                                         129,500     112,149       0.0%
    Civmec, Ltd.                                                    303,700     125,753       0.0%
    Cogent Holdings, Ltd.                                           121,800      86,273       0.0%
#   ComfortDelGro Corp., Ltd.                                     5,307,869   7,868,687       0.1%
#   Cordlife Group, Ltd.                                             93,800      54,022       0.0%
#*  COSCO Shipping International Singapore Co., Ltd.              4,515,100     961,553       0.0%
    CSE Global, Ltd.                                              2,115,000     582,417       0.0%
#   CWT, Ltd.                                                     1,369,700   2,339,099       0.0%
    Dairy Farm International Holdings, Ltd.                         157,700   1,289,780       0.0%
    DBS Group Holdings, Ltd.                                      1,208,070  20,173,021       0.1%
#   Del Monte Pacific, Ltd.                                       1,725,882     392,667       0.0%
    Delfi, Ltd.                                                     171,000     185,689       0.0%
*   DMX Technologies Group, Ltd.                                    256,000       3,696       0.0%
#   Duty Free International, Ltd.                                   140,400      28,346       0.0%
*   Dyna-Mac Holdings, Ltd.                                       1,489,000     149,900       0.0%
    Elec & Eltek International Co., Ltd.                             20,000      31,203       0.0%
#*  Ezion Holdings, Ltd.                                          7,964,848   1,151,108       0.0%
#*  Ezra Holdings, Ltd.                                          10,009,145     405,374       0.0%
*   Falcon Energy Group, Ltd.                                       874,000      39,740       0.0%
    Far East Orchard, Ltd.                                          329,236     374,152       0.0%
    First Resources, Ltd.                                         2,225,500   3,217,141       0.0%
#   Food Empire Holdings, Ltd.                                      892,400     422,487       0.0%
    Fragrance Group, Ltd.                                         1,448,000     180,560       0.0%
    Frasers Centrepoint, Ltd.                                       529,200     807,371       0.0%
    Frencken Group, Ltd.                                            356,800     157,146       0.0%
    Fu Yu Corp., Ltd.                                             1,669,200     245,238       0.0%
*   Gallant Venture, Ltd.                                         2,204,900     220,027       0.0%
    Genting Singapore P.L.C.                                      5,658,900   5,065,124       0.0%
    Geo Energy Resources, Ltd.                                    2,914,000     641,715       0.0%
    GL, Ltd.                                                      1,487,700   1,010,418       0.0%
    Global Logistic Properties, Ltd.                              1,590,500   3,874,255       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
SINGAPORE -- (Continued)
    Golden Agri-Resources, Ltd.                                  22,690,069 $ 6,576,308       0.0%
#   Golden Energy & Resources, Ltd.                                 349,700     120,527       0.0%
    GP Industries, Ltd.                                             174,000      90,654       0.0%
    Great Eastern Holdings, Ltd.                                     45,300     871,839       0.0%
    GSH Corp., Ltd.                                                  52,560      21,010       0.0%
#   GuocoLand, Ltd.                                                 453,821     796,546       0.0%
*   Halcyon Agri Corp., Ltd.                                        805,846     351,622       0.0%
    Haw Par Corp., Ltd.                                               4,500      40,273       0.0%
#   Health Management International, Ltd.                           674,626     311,950       0.0%
    Hi-P International, Ltd.                                        750,600   1,030,267       0.0%
    Hiap Hoe, Ltd.                                                  128,000      82,141       0.0%
    Ho Bee Land, Ltd.                                               819,100   1,520,854       0.0%
    Hong Fok Corp., Ltd.                                          1,202,988     785,654       0.0%
    Hong Leong Asia, Ltd.                                           405,800     364,634       0.0%
    Hongkong Land Holdings, Ltd.                                    321,900   2,334,701       0.0%
    Hotel Grand Central, Ltd.                                       158,145     171,704       0.0%
    Hour Glass, Ltd. (The)                                          150,000      74,935       0.0%
    Hutchison Port Holdings Trust                                21,606,700   9,290,989       0.1%
    Hwa Hong Corp., Ltd.                                            280,000      69,724       0.0%
    Hyflux, Ltd.                                                  1,920,900     690,557       0.0%
#   Indofood Agri Resources, Ltd.                                 2,179,900     718,785       0.0%
    InnoTek, Ltd.                                                    87,000      19,781       0.0%
*   IPC Corp., Ltd.                                                  65,700      23,747       0.0%
#   Japfa, Ltd.                                                   2,159,800     936,071       0.0%
    Jardine Cycle & Carriage, Ltd.                                   81,197   2,347,930       0.0%
#   k1 Ventures, Ltd.                                               547,940     295,313       0.0%
#   Keppel Corp., Ltd.                                            2,075,800  11,425,755       0.1%
    Keppel Infrastructure Trust                                   3,291,653   1,340,107       0.0%
    Keppel Telecommunications & Transportation, Ltd.                285,500     316,254       0.0%
    Koh Brothers Group, Ltd.                                        193,000      51,662       0.0%
#*  KrisEnergy, Ltd.                                              1,144,300      89,240       0.0%
#   KSH Holdings, Ltd.                                              244,250     166,735       0.0%
    Lian Beng Group, Ltd.                                         1,519,500     903,540       0.0%
    Low Keng Huat Singapore, Ltd.                                   293,000     149,440       0.0%
    Lum Chang Holdings, Ltd.                                        160,000      48,696       0.0%
#   M1, Ltd.                                                      1,041,600   1,375,491       0.0%
    Mandarin Oriental International, Ltd.                            53,900     118,501       0.0%
    Metro Holdings, Ltd.                                          1,203,900   1,108,392       0.0%
    Mewah International, Inc.                                        47,900      10,699       0.0%
*   Midas Holdings, Ltd.                                          4,992,700     769,937       0.0%
*   Nam Cheong, Ltd.                                              5,757,000      84,469       0.0%
    Nera Telecommunications, Ltd.                                    43,600      11,851       0.0%
#*  Noble Group, Ltd.                                             4,777,660   1,003,309       0.0%
    NSL, Ltd.                                                        75,000      76,233       0.0%
    Olam International, Ltd.                                      1,521,700   2,624,070       0.0%
    OUE, Ltd.                                                     1,224,800   1,850,831       0.0%
    Oversea-Chinese Banking Corp., Ltd.                           1,793,287  15,661,884       0.1%
#   Oxley Holdings, Ltd.                                          2,302,000   1,224,012       0.0%
*   Pacc Offshore Services Holdings, Ltd.                            79,700      19,614       0.0%
    Pan-United Corp., Ltd.                                          335,000     142,553       0.0%
*   Penguin International, Ltd.                                     434,733     103,817       0.0%
    Perennial Real Estate Holdings, Ltd.                             19,100      12,402       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SINGAPORE -- (Continued)
#   Q&M Dental Group Singapore, Ltd.                               815,600 $   397,874       0.0%
    QAF, Ltd.                                                      901,186     816,698       0.0%
*   Raffles Education Corp., Ltd.                                2,126,667     521,930       0.0%
#   Raffles Medical Group, Ltd.                                  2,274,006   1,884,822       0.0%
    RHT Health Trust                                             1,983,400   1,222,826       0.0%
    Riverstone Holdings, Ltd.                                      413,200     319,765       0.0%
#   Rotary Engineering, Ltd.                                       732,200     241,449       0.0%
*   Rowsley, Ltd.                                                1,711,900     163,314       0.0%
    SATS, Ltd.                                                   1,386,892   4,783,919       0.0%
    SBS Transit, Ltd.                                               54,000      99,102       0.0%
    SembCorp Industries, Ltd.                                    5,451,100  13,202,287       0.1%
#   SembCorp Marine, Ltd.                                          957,800   1,357,982       0.0%
#   Sheng Siong Group, Ltd.                                      2,151,800   1,491,778       0.0%
    SHS Holdings, Ltd.                                             948,600     153,127       0.0%
    SIA Engineering Co., Ltd.                                       92,400     220,997       0.0%
#   SIIC Environment Holdings, Ltd.                              3,339,380   1,298,705       0.0%
#   Sinarmas Land, Ltd.                                          4,301,400   1,340,370       0.0%
    Sing Holdings, Ltd.                                            263,000      93,523       0.0%
    Singapore Airlines, Ltd.                                     1,774,700  13,374,766       0.1%
    Singapore Exchange, Ltd.                                       689,100   3,878,033       0.0%
#   Singapore Post, Ltd.                                         6,914,516   6,518,241       0.0%
#   Singapore Press Holdings, Ltd.                               1,035,600   2,050,792       0.0%
    Singapore Reinsurance Corp., Ltd.                               55,000      12,501       0.0%
    Singapore Shipping Corp., Ltd.                                 137,000      28,637       0.0%
    Singapore Technologies Engineering, Ltd.                       921,500   2,352,558       0.0%
    Singapore Telecommunications, Ltd.(B02PY00)                    184,000     509,031       0.0%
    Singapore Telecommunications, Ltd.(B02PY22)                  3,054,350   8,405,463       0.1%
*   Sino Grandness Food Industry Group, Ltd.                     2,417,163     372,854       0.0%
    Stamford Land Corp., Ltd.                                    1,198,100     452,541       0.0%
#   StarHub, Ltd.                                                1,499,810   2,894,674       0.0%
    Sunningdale Tech, Ltd.                                         722,580   1,224,426       0.0%
*   SunVic Chemical Holdings, Ltd.                                 638,600      30,503       0.0%
*   Swiber Holdings, Ltd.                                        1,301,500      19,478       0.0%
*   Tat Hong Holdings, Ltd.                                      1,342,080     457,687       0.0%
    Tiong Woon Corp. Holding, Ltd.                                 160,750      33,651       0.0%
#   Tuan Sing Holdings, Ltd.                                     2,483,430     755,489       0.0%
    UMS Holdings, Ltd.                                           2,286,187   1,769,386       0.0%
    United Engineers, Ltd.                                       2,465,604   4,776,490       0.0%
#   United Industrial Corp., Ltd.                                  716,923   1,731,885       0.0%
    United Overseas Bank, Ltd.                                   1,541,989  27,857,095       0.1%
    UOB-Kay Hian Holdings, Ltd.                                    530,314     527,064       0.0%
    UOL Group, Ltd.                                              1,066,088   7,069,936       0.0%
    UPP Holdings, Ltd.                                           1,027,400     196,192       0.0%
    Valuetronics Holdings, Ltd.                                  1,268,060     963,123       0.0%
    Venture Corp., Ltd.                                          1,204,900  17,223,669       0.1%
    Vibrant Group, Ltd.                                          1,136,732     326,212       0.0%
    Vicom, Ltd.                                                      2,400      10,141       0.0%
    Wee Hur Holdings, Ltd.                                         917,300     192,134       0.0%
    Wheelock Properties Singapore, Ltd.                            909,347   1,334,478       0.0%
    Wilmar International, Ltd.                                   2,666,500   6,635,452       0.0%
    Wing Tai Holdings, Ltd.                                      2,109,224   3,713,367       0.0%
    Yeo Hiap Seng, Ltd.                                             63,135      58,413       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SINGAPORE -- (Continued)
    YHI International, Ltd.                                          48,000 $     14,770       0.0%
*   Yongnam Holdings, Ltd.                                          891,000      222,243       0.0%
    Zhongmin Baihui Retail Group, Ltd.                                7,800        5,490       0.0%
                                                                            ------------       ---
TOTAL SINGAPORE                                                              292,310,470       1.1%
                                                                            ------------       ---
SPAIN -- (2.2%)
    Abertis Infraestructuras SA                                     565,508   12,231,265       0.1%
    Acciona SA                                                      170,593   14,125,817       0.1%
    Acerinox SA                                                     726,613   10,439,178       0.1%
    ACS Actividades de Construccion y Servicios SA                  422,720   16,663,226       0.1%
#*  Adveo Group International SA                                     60,568      193,921       0.0%
    Aena SME SA                                                      49,753    9,128,358       0.0%
    Almirall SA                                                     209,074    2,023,583       0.0%
    Amadeus IT Group SA                                             281,458   19,096,612       0.1%
#*  Amper SA                                                      2,253,779      504,002       0.0%
    Applus Services SA                                              359,261    5,023,794       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA                   203,930    2,095,559       0.0%
    Azkoyen SA                                                       33,625      313,964       0.0%
    Banco Bilbao Vizcaya Argentaria SA                            3,140,362   27,460,803       0.1%
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR              1,049,584    9,173,364       0.1%
    Banco de Sabadell SA                                         12,212,942   24,452,900       0.1%
    Banco Santander SA                                            9,453,773   64,090,057       0.3%
    Banco Santander SA Sponsored ADR                              2,375,051   16,007,843       0.1%
#   Bankia SA                                                     1,525,181    7,278,533       0.0%
    Bankinter SA                                                    586,078    5,530,663       0.0%
*   Baron de Ley                                                      4,292      550,951       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                            214,941    7,383,006       0.0%
#   CaixaBank SA                                                  3,538,719   16,555,507       0.1%
    Cellnex Telecom SA                                              384,865    9,553,105       0.1%
    Cia de Distribucion Integral Logista Holdings SA                 77,721    1,820,798       0.0%
    Cie Automotive SA                                               188,468    5,600,748       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                    50,840    2,093,490       0.0%
#*  Deoleo SA                                                     2,116,179      442,591       0.0%
#   Distribuidora Internacional de Alimentacion SA                1,562,597    7,642,635       0.0%
#*  Duro Felguera SA                                                201,525      124,422       0.0%
    Ebro Foods SA                                                   169,495    4,076,939       0.0%
*   eDreams ODIGEO SA                                               191,273      592,427       0.0%
    Elecnor SA                                                       30,810      435,389       0.0%
    Enagas SA                                                       692,101   19,935,092       0.1%
    Ence Energia y Celulosa SA                                      814,641    4,725,669       0.0%
    Endesa SA                                                       322,774    7,387,729       0.0%
#   Ercros SA                                                       660,519    2,137,860       0.0%
    Euskaltel SA                                                    171,879    1,376,407       0.0%
    Faes Farma SA                                                   577,709    1,957,826       0.0%
    Ferrovial SA                                                    419,216    9,103,936       0.0%
    Fluidra SA                                                      118,531    1,200,717       0.0%
*   Fomento de Construcciones y Contratas SA                          6,605       70,038       0.0%
    Gas Natural SDG SA                                              784,955   16,796,086       0.1%
#   Grifols SA                                                      197,556    6,182,496       0.0%
    Grupo Catalana Occidente SA                                     106,932    4,501,138       0.0%
*   Grupo Empresarial San Jose SA                                    63,954      226,533       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SPAIN -- (Continued)
#*  Grupo Ezentis SA                                               560,871 $    371,158       0.0%
    Iberdrola SA                                                 7,788,128   62,935,908       0.3%
    Iberpapel Gestion SA                                             5,481      170,943       0.0%
*   Indra Sistemas SA                                              383,312    5,508,175       0.0%
#   Industria de Diseno Textil SA                                  248,655    9,294,234       0.1%
    Inmobiliaria Colonial Socimi SA                                 17,776      169,236       0.0%
#*  Liberbank SA                                                 1,684,684      778,888       0.0%
    Mapfre SA                                                    4,566,996   14,936,351       0.1%
    Mediaset Espana Comunicacion SA                                684,915    7,444,323       0.0%
    Melia Hotels International SA                                  204,203    2,793,268       0.0%
    Miquel y Costas & Miquel SA                                     60,865    2,205,355       0.0%
    NH Hotel Group SA                                              527,136    3,332,791       0.0%
*   Obrascon Huarte Lain SA                                        515,847    2,892,734       0.0%
*   Pharma Mar SA                                                  189,954      725,586       0.0%
    Prim SA                                                          5,102       60,124       0.0%
#*  Promotora de Informaciones SA Class A                          203,758      721,337       0.0%
    Prosegur Cia de Seguridad SA                                   641,269    4,893,793       0.0%
#*  Quabit Inmobiliaria SA                                         247,913      475,734       0.0%
*   Realia Business SA                                             306,786      392,749       0.0%
    Red Electrica Corp. SA                                         523,877   11,599,949       0.1%
    Repsol SA                                                    1,587,971   29,757,608       0.1%
    Repsol SA Sponsored ADR                                        328,921    6,183,062       0.0%
*   Sacyr SA                                                     1,832,915    4,709,339       0.0%
    Saeta Yield SA                                                  59,887      668,736       0.0%
    Siemens Gamesa Renewable Energy SA                             237,344    3,441,439       0.0%
#*  Solaria Energia y Medio Ambiente SA                            378,116      627,719       0.0%
#   Talgo SA                                                       450,631    2,209,528       0.0%
#   Tecnicas Reunidas SA                                           102,679    3,305,971       0.0%
    Telefonica SA                                                2,278,762   23,893,870       0.1%
    Telefonica SA Sponsored ADR                                    237,585    2,473,260       0.0%
*   Tubacex SA                                                     204,791      727,673       0.0%
#*  Tubos Reunidos SA                                              549,480      579,073       0.0%
    Vidrala SA                                                      40,823    3,691,208       0.0%
    Viscofan SA                                                    111,807    6,767,920       0.0%
#*  Vocento SA                                                     105,943      184,224       0.0%
#   Zardoya Otis SA                                                295,009    3,195,638       0.0%
                                                                           ------------       ---
TOTAL SPAIN                                                                 602,425,881       2.4%
                                                                           ------------       ---
SWEDEN -- (2.7%)
    AAK AB                                                          75,980    6,140,517       0.0%
    Acando AB                                                      385,080    1,306,568       0.0%
    AddLife AB                                                      17,068      336,568       0.0%
    AddTech AB Class B                                              73,427    1,626,962       0.0%
    AF AB Class B                                                  157,876    3,252,532       0.0%
    Alfa Laval AB                                                  266,076    6,738,346       0.0%
#   Alimak Group AB                                                 23,270      416,911       0.0%
*   Arise AB                                                         1,101        1,789       0.0%
    Assa Abloy AB Class B                                          643,444   13,565,631       0.1%
#   Atlas Copco AB Class A                                         184,769    8,102,387       0.0%
#   Atlas Copco AB Class B                                         135,572    5,381,964       0.0%
    Atrium Ljungberg AB Class B                                     96,146    1,594,882       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SWEDEN -- (Continued)
    Attendo AB                                                     1,637 $    19,250       0.0%
#   Avanza Bank Holding AB                                        58,340   2,199,041       0.0%
    Axfood AB                                                    204,996   3,706,717       0.0%
*   BE Group AB                                                    5,872      37,162       0.0%
    Beijer Alma AB                                                51,053   1,646,632       0.0%
*   Beijer Electronics Group AB                                    3,636      13,993       0.0%
    Beijer Ref AB                                                 14,333     500,047       0.0%
    Bergman & Beving AB                                           71,320     811,418       0.0%
    Betsson AB                                                   664,450   5,214,146       0.0%
    Bilia AB Class A                                             491,517   4,404,111       0.0%
    BillerudKorsnas AB                                           574,211   9,882,753       0.1%
    BioGaia AB Class B                                            48,163   1,750,970       0.0%
#*  BioInvent International AB                                   229,139      71,429       0.0%
    Biotage AB                                                    77,540     690,374       0.0%
#   Bjorn Borg AB                                                 89,330     356,351       0.0%
    Boliden AB                                                   992,847  34,741,463       0.2%
    Bonava AB                                                      9,140     131,894       0.0%
    Bonava AB Class B                                            236,580   3,445,301       0.0%
    Bufab AB                                                       2,580      30,807       0.0%
    Bulten AB                                                     91,684   1,300,507       0.0%
    Bure Equity AB                                               262,036   3,238,765       0.0%
#   Byggmax Group AB                                             423,079   2,879,714       0.0%
    Castellum AB                                                 480,712   7,713,624       0.0%
    Catena AB                                                      2,717      48,345       0.0%
    Clas Ohlson AB Class B                                       150,307   2,598,623       0.0%
    Cloetta AB Class B                                           598,815   2,024,883       0.0%
    Com Hem Holding AB                                           586,445   8,803,705       0.0%
    Concentric AB                                                151,034   2,536,330       0.0%
    Concordia Maritime AB Class B                                 86,745     128,953       0.0%
#   Dedicare AB Class B                                           12,835     170,310       0.0%
    Dios Fastigheter AB                                          255,158   1,676,454       0.0%
#   Doro AB                                                       91,449     529,600       0.0%
    Duni AB                                                      117,318   1,747,925       0.0%
#   Dustin Group AB                                              107,494     962,910       0.0%
    Eastnine AB                                                  103,788     942,067       0.0%
#   Elanders AB Class B                                           11,262     122,832       0.0%
    Electrolux AB Series B                                       260,414   9,204,742       0.1%
    Elekta AB Class B                                            396,766   3,815,351       0.0%
#*  Eltel AB                                                      59,564     169,392       0.0%
#   Enea AB                                                       43,208     429,506       0.0%
*   Essity AB Class A                                             29,376     875,819       0.0%
*   Essity AB Class B                                            641,105  19,162,268       0.1%
    eWork Group AB                                                 1,089      12,422       0.0%
    Fabege AB                                                    362,744   7,659,435       0.0%
#   Fagerhult AB                                                  45,770     581,185       0.0%
*   Fastighets AB Balder Class B                                 154,173   4,013,297       0.0%
    Fenix Outdoor International AG                                 1,143     136,399       0.0%
#*  Fingerprint Cards AB Class B                                 359,570     888,900       0.0%
#   Getinge AB Class B                                           491,510   9,674,684       0.1%
    Granges AB                                                   315,002   3,264,178       0.0%
    Gunnebo AB                                                   169,982     700,535       0.0%
*   Haldex AB                                                    275,841   3,065,111       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWEDEN -- (Continued)
    Hemfosa Fastigheter AB                                         341,330 $ 4,147,031       0.0%
#   Hennes & Mauritz AB Class B                                    238,881   5,994,741       0.0%
#   Hexagon AB Class B                                             291,836  14,963,916       0.1%
#   Hexpol AB                                                      597,878   6,047,137       0.0%
    HIQ International AB                                           278,154   1,993,475       0.0%
    HMS Networks AB                                                    635      10,999       0.0%
#   Hoist Finance AB                                                17,375     182,625       0.0%
    Holmen AB Class B                                              186,850   9,183,523       0.1%
    Hufvudstaden AB Class A                                        177,409   2,919,306       0.0%
    Husqvarna AB Class A                                           104,942   1,022,612       0.0%
    Husqvarna AB Class B                                         1,136,601  11,103,690       0.1%
#   ICA Gruppen AB                                                 127,963   4,719,178       0.0%
    Indutrade AB                                                   206,190   5,717,713       0.0%
#   Intrum Justitia AB                                             253,928   8,898,488       0.0%
    Inwido AB                                                      121,188   1,335,150       0.0%
    ITAB Shop Concept AB Class B                                    23,230     182,434       0.0%
    JM AB                                                          344,033   9,077,632       0.1%
    KappAhl AB                                                     341,476   2,486,561       0.0%
#   Karo Pharma AB                                                  84,009     398,482       0.0%
#   Kindred Group P.L.C.                                           688,076   8,787,004       0.0%
    Klovern AB Class B                                           1,190,234   1,602,520       0.0%
    KNOW IT AB                                                      53,961     985,778       0.0%
    Kungsleden AB                                                  484,116   3,454,613       0.0%
    Lagercrantz Group AB Class B                                   109,496   1,165,046       0.0%
    Lifco AB Class B                                                11,342     406,526       0.0%
    Lindab International AB                                        340,965   2,810,364       0.0%
    Loomis AB Class B                                              421,624  16,916,376       0.1%
*   Lundin Petroleum AB                                            188,014   4,423,061       0.0%
#*  Medivir AB Class B                                             136,694   1,093,920       0.0%
#   Mekonomen AB                                                   111,663   2,254,479       0.0%
#   Millicom International Cellular SA                             168,178  10,754,965       0.1%
    Modern Times Group MTG AB Class B                              257,845   9,835,985       0.1%
*   Momentum Group AB Class B                                       70,529     867,578       0.0%
    MQ Holding AB                                                  178,326     679,434       0.0%
#   Mycronic AB                                                    251,073   2,981,799       0.0%
#   NCC AB Class B                                                 391,158   8,439,579       0.0%
    Nederman Holding AB                                                402      11,643       0.0%
#*  Net Insight AB Class B                                         754,030     472,823       0.0%
    NetEnt AB                                                      323,862   2,566,636       0.0%
    New Wave Group AB Class B                                      309,080   2,048,990       0.0%
    Nibe Industrier AB Class B                                     734,680   7,346,616       0.0%
    Nobia AB                                                       546,850   4,485,892       0.0%
    Nobina AB                                                      130,974     711,218       0.0%
    Nolato AB Class B                                              152,586   8,459,826       0.0%
    Nordea Bank AB                                               2,423,909  29,292,228       0.1%
    NP3 Fastigheter AB                                               4,325      26,074       0.0%
    OEM International AB Class B                                    10,809     251,853       0.0%
#   Opus Group AB                                                1,045,351     774,045       0.0%
*   Orexo AB                                                        13,094      74,548       0.0%
    Oriflame Holding AG                                            139,755   5,034,945       0.0%
    Pandox AB                                                       21,704     395,594       0.0%
    Peab AB                                                        949,432   9,213,322       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWEDEN -- (Continued)
    Platzer Fastigheter Holding AB Class B                           2,421 $    14,458       0.0%
#   Pricer AB Class B                                              475,277     516,677       0.0%
    Proact IT Group AB                                              25,529     594,643       0.0%
#   Probi AB                                                        11,725     487,386       0.0%
    Profilgruppen AB Class B                                           855      12,201       0.0%
#*  Qliro Group AB                                                 447,618     978,219       0.0%
#   Ratos AB Class B                                             1,194,591   5,733,918       0.0%
#*  RaySearch Laboratories AB                                       54,939   1,217,742       0.0%
#   Recipharm AB Class B                                            24,457     299,235       0.0%
    Rottneros AB                                                   218,323     195,584       0.0%
    Saab AB Class B                                                175,129   8,947,036       0.1%
    Sagax AB Class B                                                61,922     751,994       0.0%
    Sandvik AB                                                     692,087  12,632,998       0.1%
#*  SAS AB                                                         906,151   2,803,329       0.0%
    Scandi Standard AB                                             162,241   1,147,416       0.0%
    Scandic Hotels Group AB                                          2,044      26,367       0.0%
    Sectra AB Class B                                                  752      14,727       0.0%
    Securitas AB Class B                                           591,477  10,378,015       0.1%
    Semcon AB                                                       42,144     251,640       0.0%
#*  Sensys Gatso Group AB(7035470)                                 185,037      16,020       0.0%
#*  Sensys Gatso Group AB(BF8NVN5)                                  52,864       4,452       0.0%
    Skandinaviska Enskilda Banken AB                                13,293     164,349       0.0%
    Skandinaviska Enskilda Banken AB Class A                     1,221,500  15,053,288       0.1%
    Skanska AB Class B                                             449,043   9,846,875       0.1%
    SKF AB Class A                                                  28,485     662,501       0.0%
    SKF AB Class B                                                 954,410  22,179,372       0.1%
    SkiStar AB                                                     102,175   2,233,254       0.0%
*   SSAB AB Class A(B17H0S8)                                       437,392   2,147,352       0.0%
*   SSAB AB Class A(BPRBWK4)                                        89,315     440,062       0.0%
*   SSAB AB Class B(B17H3F6)                                     1,623,516   6,544,589       0.0%
*   SSAB AB Class B(BPRBWM6)                                       505,629   2,036,906       0.0%
    Svenska Cellulosa AB SCA Class A                                33,614     327,080       0.0%
    Svenska Cellulosa AB SCA Class B                               912,986   8,572,908       0.0%
    Svenska Handelsbanken AB Class A                             1,228,520  17,607,552       0.1%
    Svenska Handelsbanken AB Class B                                27,887     403,226       0.0%
    Sweco AB Class B                                               129,953   2,778,932       0.0%
    Swedbank AB Class A                                            530,322  13,161,398       0.1%
    Swedish Match AB                                               230,668   8,689,486       0.0%
*   Swedish Orphan Biovitrum AB                                    182,934   2,710,732       0.0%
    Swedol AB Class B                                               96,792     398,897       0.0%
    Systemair AB                                                     7,412     112,101       0.0%
    Tele2 AB Class B                                               747,114   9,503,094       0.1%
#   Telefonaktiebolaget LM Ericsson Class A                         48,732     307,598       0.0%
    Telefonaktiebolaget LM Ericsson Class B                      1,692,741  10,652,552       0.1%
    Telefonaktiebolaget LM Ericsson Sponsored ADR                  527,787   3,298,669       0.0%
    Telia Co. AB                                                 4,686,937  21,693,312       0.1%
    Thule Group AB                                                 192,295   4,301,165       0.0%
    Transcom Worldwide AB                                            5,299      55,384       0.0%
    Trelleborg AB Class B                                          515,445  12,764,304       0.1%
    Troax Group AB                                                   1,558      52,656       0.0%
    VBG Group AB Class B                                             1,127      20,215       0.0%
    Victoria Park AB Class B                                       339,530   1,252,897       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SWEDEN -- (Continued)
    Vitrolife AB                                                    29,523 $  2,356,675       0.0%
    Volvo AB Class A                                               243,018    4,813,162       0.0%
    Volvo AB Class B                                             1,351,023   26,758,686       0.1%
#   Wallenstam AB Class B                                          470,987    4,398,756       0.0%
    Wihlborgs Fastigheter AB                                       201,341    4,780,289       0.0%
                                                                           ------------       ---
TOTAL SWEDEN                                                                728,311,991       2.9%
                                                                           ------------       ---
SWITZERLAND -- (5.4%)
    ABB, Ltd.                                                    2,166,659   56,582,363       0.2%
    ABB, Ltd. Sponsored ADR                                        431,204   11,267,360       0.1%
    Adecco Group AG                                                424,963   33,715,422       0.1%
    Allreal Holding AG                                              55,948    9,351,115       0.1%
*   Alpiq Holding AG                                                 3,799      243,734       0.0%
    ALSO Holding AG                                                 19,887    2,692,014       0.0%
    ams AG                                                         102,256    9,329,501       0.0%
    APG SGA SA                                                       2,998    1,214,522       0.0%
#*  Arbonia AG                                                     162,857    2,849,061       0.0%
#   Aryzta AG                                                      266,804    8,471,060       0.0%
    Ascom Holding AG                                               138,303    3,165,976       0.0%
    Autoneum Holding AG                                             14,249    3,849,247       0.0%
    Bachem Holding AG Class B                                        8,585    1,084,436       0.0%
    Baloise Holding AG                                             157,761   24,872,170       0.1%
    Bank Cler AG                                                     7,064      299,527       0.0%
    Banque Cantonale de Geneve                                       3,323      535,546       0.0%
    Banque Cantonale Vaudoise                                       11,436    8,222,988       0.0%
    Barry Callebaut AG                                               6,439   10,061,037       0.1%
    Belimo Holding AG                                                  934    4,007,495       0.0%
    Bell Food Group AG                                               2,732    1,179,741       0.0%
    Bellevue Group AG                                               32,514      755,854       0.0%
#   Berner Kantonalbank AG                                           7,018    1,266,516       0.0%
    BKW AG                                                          33,146    1,937,454       0.0%
    Bobst Group SA                                                  47,256    5,051,461       0.0%
    Bossard Holding AG Class A                                      27,272    6,446,051       0.0%
    Bucher Industries AG                                            33,640   13,162,373       0.1%
#   Burckhardt Compression Holding AG                               13,578    4,045,046       0.0%
    Burkhalter Holding AG                                            9,839    1,178,591       0.0%
    Calida Holding AG                                                7,078      262,524       0.0%
    Carlo Gavazzi Holding AG                                           612      204,412       0.0%
    Cembra Money Bank AG                                            87,476    7,836,479       0.0%
    Cham Paper Holding AG                                                5        2,029       0.0%
    Chocoladefabriken Lindt & Spruengli AG                              43    2,985,132       0.0%
*   Cicor Technologies, Ltd.                                           777       40,017       0.0%
    Cie Financiere Richemont SA                                    286,879   26,446,307       0.1%
    Cie Financiere Tradition SA                                      2,191      208,546       0.0%
#   Clariant AG                                                  1,141,868   28,729,289       0.1%
    Coltene Holding AG                                              15,017    1,490,428       0.0%
    Conzzeta AG                                                      2,570    2,524,550       0.0%
    Credit Suisse Group AG                                       1,448,877   22,832,594       0.1%
    Credit Suisse Group AG Sponsored ADR                           383,780    6,033,015       0.0%
    Daetwyler Holding AG                                            29,421    4,933,705       0.0%
    DKSH Holding AG                                                 88,490    7,423,527       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SWITZERLAND -- (Continued)
    dormakaba Holding AG                                             9,117 $  9,023,752       0.0%
*   Dottikon Es Holding AG                                             142      109,628       0.0%
*   Dufry AG                                                       140,055   20,846,950       0.1%
    Edmond de Rothschild Suisse SA                                      10      184,951       0.0%
    EFG International AG                                           404,441    3,701,080       0.0%
    Emmi AG                                                          8,985    5,609,398       0.0%
    EMS-Chemie Holding AG                                            8,963    5,875,886       0.0%
    Energiedienst Holding AG                                         8,178      211,908       0.0%
#*  Evolva Holding SA                                              129,835       45,553       0.0%
    Feintool International Holding AG                                5,586      663,584       0.0%
    Flughafen Zurich AG                                             87,599   19,050,654       0.1%
    Forbo Holding AG                                                 5,017    7,585,482       0.0%
    GAM Holding AG                                                 694,541   10,825,974       0.1%
    Geberit AG                                                      26,707   12,091,685       0.1%
    Georg Fischer AG                                                24,622   30,336,025       0.1%
    Givaudan SA                                                      5,549   12,392,517       0.1%
    Gurit Holding AG                                                 2,334    2,684,021       0.0%
    Helvetia Holding AG                                             26,261   14,117,483       0.1%
    Hiag Immobilien Holding AG                                       1,038      120,204       0.0%
#   HOCHDORF Holding AG                                              3,579      994,428       0.0%
    Huber & Suhner AG                                               30,599    1,656,904       0.0%
*   Idorsia, Ltd.                                                   97,707    1,925,598       0.0%
    Implenia AG                                                     66,502    4,200,600       0.0%
    Inficon Holding AG                                               6,259    3,887,509       0.0%
    Interroll Holding AG                                             2,659    3,801,072       0.0%
    Intershop Holding AG                                             4,239    2,081,855       0.0%
    Julius Baer Group, Ltd.                                        376,644   22,277,570       0.1%
    Jungfraubahn Holding AG                                            206       26,237       0.0%
    Kardex AG                                                       33,577    3,997,992       0.0%
    Komax Holding AG                                                13,340    3,818,610       0.0%
#   Kudelski SA                                                    186,046    2,284,393       0.0%
    Kuehne + Nagel International AG                                 25,056    4,377,679       0.0%
    LafargeHolcim, Ltd.                                            274,872   15,520,615       0.1%
    LafargeHolcim, Ltd.                                            170,271    9,595,908       0.1%
*   Lastminute.com NV                                                8,648      118,333       0.0%
    LEM Holding SA                                                   2,543    3,327,773       0.0%
    Liechtensteinische Landesbank AG                                19,354      965,041       0.0%
    Logitech International SA(B18ZRK2)                             342,549   12,249,331       0.1%
    Logitech International SA(H50430232)                           159,615    5,719,005       0.0%
    Lonza Group AG                                                 133,194   35,384,470       0.2%
    Luzerner Kantonalbank AG                                         7,466    3,362,647       0.0%
    MCH Group AG                                                        56        3,803       0.0%
    Metall Zug AG Class B                                              493    1,893,857       0.0%
#*  Meyer Burger Technology AG                                     766,650    1,429,435       0.0%
    Mikron Holding AG                                               48,480      338,577       0.0%
    Mobilezone Holding AG                                           62,772      783,366       0.0%
    Mobimo Holding AG                                               23,675    5,982,402       0.0%
    Nestle SA                                                    2,417,067  203,368,393       0.8%
    Novartis AG                                                    500,288   41,263,370       0.2%
    Novartis AG Sponsored ADR                                      935,984   77,293,559       0.3%
    OC Oerlikon Corp. AG                                         1,007,026   16,155,747       0.1%
*   Orascom Development Holding AG                                  15,666      188,149       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWITZERLAND -- (Continued)
#   Orell Fuessli Holding AG                                           522 $    64,468       0.0%
    Orior AG                                                        18,100   1,415,578       0.0%
#   Panalpina Welttransport Holding AG                              20,317   2,792,029       0.0%
    Partners Group Holding AG                                       18,244  12,270,695       0.1%
#   Phoenix Mecano AG                                                1,478     859,868       0.0%
    Plazza AG Class A                                                2,404     558,347       0.0%
    PSP Swiss Property AG                                           84,413   7,429,878       0.0%
    Rieter Holding AG                                               15,515   3,628,147       0.0%
    Roche Holding AG(7108918)                                        7,007   1,628,299       0.0%
    Roche Holding AG(7110388)                                      186,211  43,039,130       0.2%
    Romande Energie Holding SA                                         498     564,605       0.0%
#*  Schaffner Holding AG                                             1,182     375,358       0.0%
    Schindler Holding AG                                             7,522   1,661,256       0.0%
*   Schmolz + Bickenbach AG                                      1,962,424   1,810,001       0.0%
    Schweiter Technologies AG                                        3,417   4,191,378       0.0%
    SFS Group AG                                                    11,256   1,334,223       0.0%
    SGS SA                                                           2,592   6,401,053       0.0%
    Siegfried Holding AG                                            19,441   6,080,694       0.0%
    Sika AG                                                          4,302  31,841,125       0.1%
    Sonova Holding AG                                               89,071  16,080,165       0.1%
    St Galler Kantonalbank AG                                        6,225   2,810,645       0.0%
#   Straumann Holding AG                                            18,677  13,040,281       0.1%
    Sulzer AG                                                       79,726  10,213,494       0.1%
    Sunrise Communications Group AG                                213,471  17,758,603       0.1%
    Swatch Group AG (The)(7184725)                                  47,138  18,475,444       0.1%
    Swatch Group AG (The)(7184736)                                  75,838   5,716,411       0.0%
    Swiss Life Holding AG                                           67,383  23,420,260       0.1%
    Swiss Prime Site AG                                             91,631   7,824,340       0.0%
    Swiss Re AG                                                    271,435  25,544,828       0.1%
    Swisscom AG                                                     66,023  33,356,442       0.1%
    Swissquote Group Holding SA                                     35,532   1,234,290       0.0%
    Tamedia AG                                                       3,689     511,751       0.0%
    Tecan Group AG                                                  19,727   4,172,414       0.0%
    Temenos Group AG                                               133,987  15,471,676       0.1%
    Thurgauer Kantonalbank                                             468      46,183       0.0%
    u-blox Holding AG                                               30,478   5,984,150       0.0%
    UBS Group AG(BRJL176)                                        2,118,970  36,050,256       0.2%
*   UBS Group AG(H42097107)                                        549,200   9,341,892       0.1%
    Valiant Holding AG                                              51,573   5,308,949       0.0%
    Valora Holding AG                                               16,592   5,317,310       0.0%
    VAT Group AG                                                    12,173   1,584,820       0.0%
    Vaudoise Assurances Holding SA                                   3,203   1,697,302       0.0%
    Vetropack Holding AG                                               609   1,158,578       0.0%
    Vifor Pharma AG                                                138,820  17,855,148       0.1%
#*  Von Roll Holding AG                                             92,961     139,016       0.0%
    Vontobel Holding AG                                            128,052   7,968,556       0.0%
    VP Bank AG                                                       1,980     272,003       0.0%
#   VZ Holding AG                                                    4,568   1,578,258       0.0%
    Walliser Kantonalbank                                            1,730     163,153       0.0%
#   Walter Meier AG                                                  4,892     201,477       0.0%
    Warteck Invest AG                                                   13      25,331       0.0%
#   Ypsomed Holding AG                                               6,788   1,181,797       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SWITZERLAND -- (Continued)
#   Zehnder Group AG                                                35,081 $    1,287,084       0.0%
    Zug Estates Holding AG Class B                                     219        385,471       0.0%
    Zuger Kantonalbank AG                                              157        834,085       0.0%
    Zurich Insurance Group AG                                      140,769     42,957,781       0.2%
                                                                           --------------       ---
TOTAL SWITZERLAND                                                           1,449,456,954       5.7%
                                                                           --------------       ---
UNITED KINGDOM -- (15.0%)
    3i Group P.L.C.                                              2,482,662     31,684,087       0.1%
    4imprint Group P.L.C.                                            3,983        101,699       0.0%
    888 Holdings P.L.C.                                          1,027,066      3,419,105       0.0%
    A.G. Barr P.L.C.                                               350,945      2,908,926       0.0%
    AA P.L.C.                                                    1,418,498      3,226,492       0.0%
    Acacia Mining P.L.C.                                           783,012      1,875,032       0.0%
    Acal P.L.C.                                                    133,195        560,800       0.0%
    Admiral Group P.L.C.                                           346,338      8,847,476       0.0%
    Aggreko P.L.C.                                                 988,933     12,307,054       0.1%
    Air Partner P.L.C.                                              28,290         46,947       0.0%
*   Aldermore Group P.L.C.                                         143,352        572,998       0.0%
    Alumasc Group P.L.C. (The)                                       8,807         19,530       0.0%
#   Anglo American P.L.C.                                        2,969,972     56,022,613       0.2%
    Anglo Pacific Group P.L.C.                                     489,444        875,466       0.0%
    Anglo-Eastern Plantations P.L.C.                                 8,036         88,037       0.0%
    Antofagasta P.L.C.                                             893,574     11,324,814       0.1%
    Arrow Global Group P.L.C.                                      499,885      2,815,671       0.0%
    Ashmore Group P.L.C.                                         2,058,499     10,524,885       0.0%
    Ashtead Group P.L.C.                                         1,005,461     25,900,186       0.1%
    Associated British Foods P.L.C.                                247,224     10,941,931       0.1%
    AstraZeneca P.L.C.                                               5,511        372,880       0.0%
    AstraZeneca P.L.C. Sponsored ADR                             1,343,676     46,356,822       0.2%
    Auto Trader Group P.L.C.                                     1,309,539      5,954,882       0.0%
    AVEVA Group P.L.C.                                             133,952      4,487,734       0.0%
    Aviva P.L.C.                                                 3,850,000     25,827,437       0.1%
    Avon Rubber P.L.C.                                              20,674        268,746       0.0%
    B&M European Value Retail SA                                 3,423,530     18,064,550       0.1%
    Babcock International Group P.L.C.                           1,301,942     14,038,339       0.1%
    BAE Systems P.L.C.                                           4,442,831     34,997,673       0.1%
    Balfour Beatty P.L.C.                                        1,509,069      5,489,816       0.0%
    Barclays P.L.C.                                                472,701      1,166,489       0.0%
    Barclays P.L.C. Sponsored ADR                                3,209,298     31,579,492       0.1%
    Barratt Developments P.L.C.                                  2,515,681     21,873,391       0.1%
    BBA Aviation P.L.C.                                          3,430,132     14,491,085       0.1%
    Beazley P.L.C.                                               2,871,960     19,265,660       0.1%
    Bellway P.L.C.                                                 829,581     40,222,910       0.2%
    Berkeley Group Holdings P.L.C.                                 510,995     25,391,629       0.1%
    BGEO Group P.L.C.                                               94,965      4,484,545       0.0%
    BHP Billiton P.L.C.                                          1,655,835     29,979,943       0.1%
    BHP Billiton P.L.C. ADR                                        721,817     26,216,393       0.1%
    Bloomsbury Publishing P.L.C.                                    58,768        128,008       0.0%
    Bodycote P.L.C.                                              1,124,960     13,992,121       0.1%
    Booker Group P.L.C.                                          5,063,036     13,526,765       0.1%
    Bovis Homes Group P.L.C.                                       857,191     13,391,141       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    BP P.L.C.                                                    3,023,442 $20,506,972       0.1%
    BP P.L.C. Sponsored ADR                                      2,101,061  85,450,151       0.3%
    Braemar Shipping Services P.L.C.                                33,148     135,882       0.0%
    Brewin Dolphin Holdings P.L.C.                               1,353,656   6,354,562       0.0%
    British American Tobacco P.L.C.                                241,993  15,635,125       0.1%
    British American Tobacco P.L.C. Sponsored ADR                  287,714  18,528,782       0.1%
    Britvic P.L.C.                                                 853,433   8,578,265       0.0%
    BT Group P.L.C.                                              3,590,933  12,372,669       0.1%
    BT Group P.L.C. Sponsored ADR                                  272,564   4,772,596       0.0%
*   BTG P.L.C.                                                     523,016   5,235,701       0.0%
    Bunzl P.L.C.                                                   284,399   8,859,172       0.0%
    Burberry Group P.L.C.                                          494,931  12,500,680       0.1%
*   Cairn Energy P.L.C.                                          2,333,333   6,552,420       0.0%
    Cambian Group P.L.C.                                            31,731      81,756       0.0%
    Capita P.L.C.                                                  834,068   5,808,468       0.0%
#   Capital & Counties Properties P.L.C.                         2,039,700   7,212,919       0.0%
*   Carclo P.L.C.                                                   26,730      47,126       0.0%
    Card Factory P.L.C.                                            368,451   1,536,630       0.0%
#   Carillion P.L.C.                                             2,003,504   1,209,872       0.0%
    Carnival P.L.C.                                                 43,538   2,870,385       0.0%
    Carnival P.L.C. ADR                                            137,838   9,199,308       0.0%
*   Carpetright P.L.C.                                               1,362       3,003       0.0%
    Carr's Group P.L.C.                                             26,720      51,091       0.0%
    Castings P.L.C.                                                 57,646     355,793       0.0%
    Centamin P.L.C.                                              6,283,278  11,628,805       0.1%
    Centaur Media P.L.C.                                            79,311      57,627       0.0%
    Centrica P.L.C.                                              4,684,758  10,564,917       0.1%
    Charles Stanley Group P.L.C.                                     6,583      35,088       0.0%
    Charles Taylor P.L.C.                                           20,107      73,499       0.0%
    Chemring Group P.L.C.                                          801,352   1,835,735       0.0%
    Chesnara P.L.C.                                                219,083   1,120,124       0.0%
    Cineworld Group P.L.C.                                       1,191,369  10,511,351       0.0%
*   Circassia Pharmaceuticals P.L.C.                                22,758      25,239       0.0%
    Clarkson P.L.C.                                                 11,883     463,228       0.0%
    Clipper Logistics P.L.C.                                         8,393      48,528       0.0%
    Close Brothers Group P.L.C.                                    778,437  14,356,889       0.1%
    CLS Holdings P.L.C.                                             72,292     212,375       0.0%
    CMC Markets P.L.C.                                             133,096     281,104       0.0%
*   Cobham P.L.C.                                                7,507,137  13,855,420       0.1%
    Coca-Cola HBC AG                                               415,356  14,037,852       0.1%
    Communisis P.L.C.                                              778,665     558,601       0.0%
    Compass Group P.L.C.                                           751,110  16,490,122       0.1%
    Computacenter P.L.C.                                           312,630   4,130,568       0.0%
    Connect Group P.L.C.                                           338,316     495,408       0.0%
    Consort Medical P.L.C.                                          89,309   1,316,232       0.0%
    Costain Group P.L.C.                                           576,220   3,304,194       0.0%
*   Countrywide P.L.C.                                             159,039     263,462       0.0%
    Cranswick P.L.C.                                               218,576   8,941,141       0.0%
    Crest Nicholson Holdings P.L.C.                                997,124   7,503,223       0.0%
    Croda International P.L.C.                                     276,959  15,391,888       0.1%
*   CYBG P.L.C.                                                     11,269      47,133       0.0%
    Daejan Holdings P.L.C.                                           6,894     567,429       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Daily Mail & General Trust P.L.C.                              803,151 $ 7,396,911       0.0%
#   Dairy Crest Group P.L.C.                                       525,343   4,235,429       0.0%
    DCC P.L.C.                                                     186,187  17,656,732       0.1%
    De La Rue P.L.C.                                               373,747   3,473,066       0.0%
    Debenhams P.L.C.                                             4,592,504   2,668,241       0.0%
    Dechra Pharmaceuticals P.L.C.                                  215,750   5,891,723       0.0%
    Devro P.L.C.                                                   716,750   2,316,502       0.0%
    Diageo P.L.C.                                                  319,548  10,912,185       0.1%
    Diageo P.L.C. Sponsored ADR                                    204,369  28,000,597       0.1%
*   Dialight P.L.C.                                                 13,416     114,082       0.0%
    Dignity P.L.C.                                                 159,875   5,146,843       0.0%
    Diploma P.L.C.                                                 539,177   7,721,975       0.0%
    Direct Line Insurance Group P.L.C.                           5,368,506  26,496,416       0.1%
    Dixons Carphone P.L.C.                                       2,370,883   5,460,896       0.0%
    Domino's Pizza Group P.L.C.                                  1,239,967   5,527,963       0.0%
    Drax Group P.L.C.                                            1,420,483   5,240,647       0.0%
    DS Smith P.L.C.                                              3,681,726  25,462,616       0.1%
    Dunelm Group P.L.C.                                            191,140   1,858,581       0.0%
    Dyson Group P.L.C                                                3,999          69       0.0%
    easyJet P.L.C.                                                 610,309  10,854,262       0.1%
*   EI Group P.L.C.                                              2,589,273   4,624,697       0.0%
    Electrocomponents P.L.C.                                     1,728,656  15,943,434       0.1%
    Elementis P.L.C.                                             2,396,764   9,050,855       0.0%
*   EnQuest P.L.C.                                               5,559,431   1,902,920       0.0%
    Entertainment One, Ltd.                                        108,805     408,145       0.0%
    Equiniti Group P.L.C.                                           14,787      59,467       0.0%
    Essentra P.L.C.                                                839,112   5,932,418       0.0%
    esure Group P.L.C.                                           1,320,215   4,709,737       0.0%
    Euromoney Institutional Investor P.L.C.                         74,956   1,149,781       0.0%
    Evraz P.L.C.                                                 1,349,131   5,170,841       0.0%
    Experian P.L.C.                                                686,452  14,462,371       0.1%
    FDM Group Holdings P.L.C.                                        2,919      37,849       0.0%
    Fenner P.L.C.                                                  610,503   2,796,224       0.0%
    Ferguson P.L.C.(BFNWV48)                                       250,972  17,550,464       0.1%
    Ferguson P.L.C.(31502A105)                                      53,693     377,465       0.0%
    Ferrexpo P.L.C.                                              2,000,817   6,754,084       0.0%
    Fidessa Group P.L.C.                                           119,313   3,607,668       0.0%
*   Findel P.L.C.                                                   63,044     142,800       0.0%
*   Firstgroup P.L.C.                                            4,360,744   6,370,425       0.0%
*   Flybe Group P.L.C.                                             129,389      60,158       0.0%
    Forterra P.L.C.                                                 53,657     213,900       0.0%
    Foxtons Group P.L.C.                                           149,203     156,744       0.0%
    Fresnillo P.L.C.                                               249,267   4,310,888       0.0%
    Fuller Smith & Turner P.L.C. Class A                            42,501     542,583       0.0%
*   Future P.L.C.                                                   24,077     110,679       0.0%
    G4S P.L.C.                                                   4,635,505  17,297,023       0.1%
    Galliford Try P.L.C.                                           346,096   5,608,604       0.0%
    Games Workshop Group P.L.C.                                     34,219   1,031,253       0.0%
*   Gem Diamonds, Ltd.                                             377,713     401,278       0.0%
    Genus P.L.C.                                                   152,544   4,763,933       0.0%
    GKN P.L.C.                                                   4,539,067  19,131,502       0.1%
    GlaxoSmithKline P.L.C.                                         104,177   1,869,699       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
UNITED KINGDOM -- (Continued)
    GlaxoSmithKline P.L.C. Sponsored ADR                           637,756 $ 23,233,451       0.1%
    Glencore P.L.C.                                              7,012,087   33,820,695       0.1%
    Go-Ahead Group P.L.C.                                          151,596    3,563,814       0.0%
    Gocompare.Com Group P.L.C.                                     761,539    1,029,678       0.0%
    Goodwin P.L.C.                                                      40        1,093       0.0%
    Grafton Group P.L.C.                                           459,972    5,025,448       0.0%
    Grainger P.L.C.                                              1,209,409    4,472,764       0.0%
    Greencore Group P.L.C.                                       2,422,434    6,202,215       0.0%
    Greene King P.L.C.                                           1,453,552   10,444,569       0.0%
    Greggs P.L.C.                                                  657,847   11,130,462       0.1%
*   Gulf Keystone Petroleum, Ltd.                                   27,736       38,400       0.0%
    Gulf Marine Services P.L.C.                                      2,822        2,017       0.0%
    GVC Holdings P.L.C.                                            677,143    8,431,480       0.0%
    Halfords Group P.L.C.                                          974,785    4,278,087       0.0%
    Halma P.L.C.                                                 1,396,475   21,911,927       0.1%
    Hargreaves Lansdown P.L.C.                                     305,977    6,427,422       0.0%
    Harvey Nash Group P.L.C.                                        28,747       38,218       0.0%
    Hastings Group Holdings P.L.C.                                 283,862    1,187,396       0.0%
    Hays P.L.C.                                                  9,384,544   23,230,818       0.1%
    Headlam Group P.L.C.                                           123,426      967,309       0.0%
    Helical P.L.C.                                                 459,427    1,877,958       0.0%
    Henry Boot P.L.C.                                               54,535      232,575       0.0%
#   Hikma Pharmaceuticals P.L.C.                                   314,409    4,859,822       0.0%
    Hill & Smith Holdings P.L.C.                                   392,433    6,894,191       0.0%
    Hilton Food Group P.L.C.                                         4,765       56,521       0.0%
    Hiscox, Ltd.                                                 1,215,369   23,046,842       0.1%
    Hochschild Mining P.L.C.                                     1,309,948    3,834,896       0.0%
    Hogg Robinson Group P.L.C.                                     159,073      158,651       0.0%
    HomeServe P.L.C.                                               970,291   11,032,483       0.1%
    Howden Joinery Group P.L.C.                                  1,810,939    9,862,248       0.0%
    HSBC Holdings P.L.C.                                           972,806    9,499,565       0.0%
    HSBC Holdings P.L.C. Sponsored ADR                           3,144,040  153,334,831       0.6%
*   Hunting P.L.C.                                                 563,528    3,923,287       0.0%
    Huntsworth P.L.C.                                              265,818      282,335       0.0%
    Ibstock P.L.C.                                                 527,962    1,739,776       0.0%
    IG Group Holdings P.L.C.                                     1,847,732   16,033,275       0.1%
#*  Imagination Technologies Group P.L.C.                          458,171    1,098,713       0.0%
    IMI P.L.C.                                                   1,336,519   21,685,790       0.1%
    Imperial Brands P.L.C.                                         378,719   15,440,960       0.1%
    Imperial Brands P.L.C. Sponsored ADR                            25,186    1,041,189       0.0%
    Inchcape P.L.C.                                              2,451,550   25,446,733       0.1%
*   Indivior P.L.C.                                              1,639,286    8,089,359       0.0%
    Informa P.L.C.                                               1,395,382   12,915,903       0.1%
    Inmarsat P.L.C.                                              2,003,626   16,526,932       0.1%
    InterContinental Hotels Group P.L.C.                           113,282    6,275,951       0.0%
    InterContinental Hotels Group P.L.C. ADR                        81,958    4,556,045       0.0%
    Intermediate Capital Group P.L.C.                              662,730    8,557,400       0.0%
    International Consolidated Airlines Group SA                 1,443,614   12,192,560       0.1%
    International Personal Finance P.L.C.                           58,355      156,402       0.0%
#   Interserve P.L.C.                                              477,274      462,414       0.0%
    Intertek Group P.L.C.                                          327,922   23,623,842       0.1%
    Investec P.L.C.                                              1,699,036   11,625,845       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
UNITED KINGDOM -- (Continued)
#*  IP Group P.L.C.                                                 406,764 $   799,000       0.0%
    ITE Group P.L.C.                                              1,016,986   2,400,984       0.0%
    ITV P.L.C.                                                    2,944,191   6,435,734       0.0%
    IWG P.L.C.                                                    3,993,368  11,425,301       0.1%
    J D Wetherspoon P.L.C.                                          667,694  11,038,358       0.1%
    J Sainsbury P.L.C.                                            6,199,602  19,964,094       0.1%
#*  Jackpotjoy P.L.C.                                               166,000   1,799,406       0.0%
    James Fisher & Sons P.L.C.                                      143,527   2,960,255       0.0%
    Jardine Lloyd Thompson Group P.L.C.                             345,040   5,972,003       0.0%
    JD Sports Fashion P.L.C.                                      1,088,120   5,167,356       0.0%
    John Laing Group P.L.C.                                          10,901      41,326       0.0%
    John Menzies P.L.C.                                             457,466   4,251,081       0.0%
    John Wood Group P.L.C.                                        1,904,120  18,004,993       0.1%
    Johnson Matthey P.L.C.                                          561,180  25,194,543       0.1%
    Jupiter Fund Management P.L.C.                                3,051,695  24,079,345       0.1%
*   Just Eat P.L.C.                                                 510,726   5,291,140       0.0%
    Just Group P.L.C.                                               360,950     738,832       0.0%
    Kainos Group P.L.C.                                               5,355      20,213       0.0%
*   KAZ Minerals P.L.C.                                           1,471,313  15,886,448       0.1%
    KCOM Group P.L.C.                                             2,147,973   3,065,914       0.0%
    Keller Group P.L.C.                                             266,896   3,320,243       0.0%
    Kier Group P.L.C.                                               284,598   3,928,721       0.0%
    Kingfisher P.L.C.                                             3,808,703  15,835,178       0.1%
    Ladbrokes Coral Group P.L.C.                                  3,826,563   6,474,532       0.0%
    Laird P.L.C.                                                  1,465,514   3,173,524       0.0%
*   Lamprell P.L.C.                                                 633,715     622,799       0.0%
    Lancashire Holdings, Ltd.                                       701,762   7,002,162       0.0%
    Laura Ashley Holdings P.L.C.                                    224,765      23,727       0.0%
    Legal & General Group P.L.C.                                 11,131,544  39,467,678       0.2%
*   Liberty Global P.L.C. Class A                                   115,018   3,548,305       0.0%
*   Liberty Global P.L.C. Series C                                  281,606   8,417,203       0.0%
*   Liberty Global P.L.C. LiLAC Class A                              15,722     341,482       0.0%
*   Liberty Global P.L.C. LiLAC Class C                              38,496     846,912       0.0%
    Lloyds Banking Group P.L.C.                                  62,288,792  56,460,461       0.2%
    Lloyds Banking Group P.L.C. ADR                               1,209,083   4,461,516       0.0%
    London Stock Exchange Group P.L.C.                              342,457  17,101,955       0.1%
#*  Lonmin P.L.C.                                                   629,053     839,651       0.0%
    Lookers P.L.C.                                                  963,316   1,342,063       0.0%
    Low & Bonar P.L.C.                                              135,064     123,731       0.0%
    LSL Property Services P.L.C.                                     24,830      77,082       0.0%
    Man Group P.L.C.                                              5,211,191  13,400,974       0.1%
    Management Consulting Group P.L.C.                              265,588      22,367       0.0%
    Marks & Spencer Group P.L.C.                                  7,909,144  36,147,851       0.2%
    Marshalls P.L.C.                                                901,611   5,710,667       0.0%
    Marston's P.L.C.                                              2,988,448   4,231,045       0.0%
    McBride P.L.C                                                22,737,392      30,199       0.0%
    McBride P.L.C.                                                  784,048   2,238,616       0.0%
    McColl's Retail Group P.L.C.                                      4,250      16,130       0.0%
    Mears Group P.L.C.                                              170,788   1,027,986       0.0%
#   Mediclinic International P.L.C.                                 240,202   1,856,595       0.0%
    Meggitt P.L.C.                                                2,632,141  18,119,727       0.1%
    Melrose Industries P.L.C.                                     7,194,257  21,013,366       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Merlin Entertainments P.L.C.                                 1,635,497 $ 8,227,035       0.0%
    Micro Focus International P.L.C.                               576,528  20,250,263       0.1%
    Millennium & Copthorne Hotels P.L.C.                           449,339   3,610,349       0.0%
    Mitchells & Butlers P.L.C.                                     808,395   2,742,675       0.0%
#   Mitie Group P.L.C.                                           1,861,879   5,858,806       0.0%
    MJ Gleeson P.L.C.                                               20,781     190,633       0.0%
    Mondi P.L.C.                                                   690,162  16,691,021       0.1%
    Moneysupermarket.com Group P.L.C.                            1,723,237   7,435,044       0.0%
    Morgan Advanced Materials P.L.C.                             1,011,310   4,217,718       0.0%
    Morgan Sindall Group P.L.C.                                     60,451   1,160,159       0.0%
*   Mothercare P.L.C.                                              426,173     549,200       0.0%
    N Brown Group P.L.C.                                           478,958   1,916,510       0.0%
    National Express Group P.L.C.                                1,766,705   8,624,346       0.0%
    National Grid P.L.C.                                            13,254     159,545       0.0%
    National Grid P.L.C. Sponsored ADR                             191,848  11,712,333       0.1%
    NCC Group P.L.C.                                                95,153     290,588       0.0%
*   New World Resources P.L.C. Class A                              46,188          28       0.0%
    NEX Group P.L.C.                                             1,105,031   9,299,602       0.0%
    Next P.L.C.                                                    166,914  10,910,605       0.1%
    Norcros P.L.C.                                                     475       1,117       0.0%
    Northgate P.L.C.                                               704,861   4,191,783       0.0%
*   Nostrum Oil & Gas P.L.C.                                        22,767     113,770       0.0%
#*  Ocado Group P.L.C.                                           1,292,243   4,937,116       0.0%
    Old Mutual P.L.C.                                            6,841,092  17,353,989       0.1%
    On the Beach Group P.L.C.                                      176,214     964,579       0.0%
    OneSavings Bank P.L.C.                                         514,189   2,767,506       0.0%
*   Ophir Energy P.L.C.                                          2,861,026   2,479,078       0.0%
    Oxford Instruments P.L.C.                                      136,358   1,720,642       0.0%
    Pagegroup P.L.C.                                             1,724,283  10,710,537       0.1%
    Paragon Banking Group P.L.C.                                   430,084   2,714,242       0.0%
    PayPoint P.L.C.                                                103,404   1,261,154       0.0%
*   Paysafe Group P.L.C.                                         1,855,634  14,443,795       0.1%
    Pearson P.L.C.                                                 775,596   7,242,235       0.0%
    Pearson P.L.C. Sponsored ADR                                   614,932   5,706,569       0.0%
    Pendragon P.L.C.                                             1,772,622     594,105       0.0%
    Pennon Group P.L.C.                                          1,075,669  11,344,635       0.1%
    Persimmon P.L.C.                                               858,661  31,955,568       0.1%
*   Petra Diamonds, Ltd.                                         2,580,417   2,638,052       0.0%
    Petrofac, Ltd.                                               1,113,372   6,202,636       0.0%
*   Petropavlovsk P.L.C.                                         3,270,474     348,059       0.0%
#   Pets at Home Group P.L.C.                                      181,725     425,140       0.0%
    Phoenix Group Holdings                                         685,598   6,891,240       0.0%
    Photo-Me International P.L.C.                                1,357,323   3,230,737       0.0%
    Playtech P.L.C.                                              1,397,150  18,256,134       0.1%
    Polypipe Group P.L.C.                                          628,808   3,447,676       0.0%
*   Premier Foods P.L.C.                                         3,967,093   2,065,886       0.0%
#*  Premier Oil P.L.C.                                           2,827,688   2,557,090       0.0%
#   Provident Financial P.L.C.                                     360,189   4,457,796       0.0%
    Prudential P.L.C. ADR                                          528,759  25,925,054       0.1%
    PZ Cussons P.L.C.                                              790,282   3,468,541       0.0%
    QinetiQ Group P.L.C.                                         3,583,149  11,614,888       0.1%
    Randgold Resources, Ltd.                                       132,287  12,999,548       0.1%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Randgold Resources, Ltd. ADR                                      13,285 $ 1,305,517       0.0%
    Rank Group P.L.C.                                                331,897   1,049,145       0.0%
    Rathbone Brothers P.L.C.                                          71,877   2,445,564       0.0%
*   Raven Russia, Ltd.                                               142,429      93,329       0.0%
*   REA Holdings P.L.C.                                               11,361      50,355       0.0%
    Reckitt Benckiser Group P.L.C.                                   231,357  20,698,735       0.1%
    Redrow P.L.C.                                                  1,488,713  12,873,647       0.1%
    RELX P.L.C.                                                      366,955   8,443,965       0.0%
    RELX P.L.C. Sponsored ADR                                        184,656   4,319,103       0.0%
    Renewi P.L.C.                                                  2,011,802   2,772,914       0.0%
    Renishaw P.L.C.                                                  135,985   8,946,134       0.0%
    Rentokil Initial P.L.C.                                        3,975,945  17,730,120       0.1%
#   Restaurant Group P.L.C. (The)                                  1,035,302   4,175,918       0.0%
    Ricardo P.L.C.                                                    81,330     883,392       0.0%
    Rightmove P.L.C.                                                 262,266  14,468,817       0.1%
    Rio Tinto P.L.C.                                                 109,785   5,188,506       0.0%
    Rio Tinto P.L.C. Sponsored ADR                                 1,670,448  80,064,573       0.3%
    RM P.L.C.                                                         27,965      60,352       0.0%
    Robert Walters P.L.C.                                            107,961     890,842       0.0%
    Rolls-Royce Holdings P.L.C.(B63H849)                           3,297,979  42,619,705       0.2%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)                         151,707,034     201,490       0.0%
    Rotork P.L.C.                                                  4,563,688  15,925,257       0.1%
*   Royal Bank of Scotland Group P.L.C.                              674,985   2,535,627       0.0%
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR              1,029,876   7,816,759       0.0%
    Royal Dutch Shell P.L.C. Class A                               1,349,778  42,490,718       0.2%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A                1,570,022  98,958,487       0.4%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class B                1,333,672  87,168,802       0.4%
    Royal Mail P.L.C.                                              2,265,372  11,256,979       0.1%
    RPC Group P.L.C.                                               1,752,107  21,926,827       0.1%
    RPS Group P.L.C.                                                 541,379   2,115,201       0.0%
    RSA Insurance Group P.L.C.                                     2,531,282  21,137,016       0.1%
    S&U P.L.C.                                                         2,442      64,722       0.0%
    Saga P.L.C.                                                      579,137   1,469,792       0.0%
    Sage Group P.L.C. (The)                                        1,633,182  16,166,224       0.1%
    Savills P.L.C.                                                   768,347   9,518,318       0.0%
    Schroders P.L.C.(0239581)                                         57,030   1,907,142       0.0%
    Schroders P.L.C.(0240549)                                        140,497   6,518,615       0.0%
    SDL P.L.C.                                                       158,524   1,132,811       0.0%
    Senior P.L.C.                                                  1,659,992   6,357,658       0.0%
*   Serco Group P.L.C.                                             1,416,957   2,194,652       0.0%
    Severfield P.L.C.                                                408,073     353,573       0.0%
    Severn Trent P.L.C.                                              411,155  11,528,541       0.1%
    Shire P.L.C.                                                     210,998  10,392,832       0.0%
    Shire P.L.C. ADR                                                  27,906   4,119,763       0.0%
    SIG P.L.C.                                                     2,730,257   6,253,239       0.0%
*   Sky P.L.C.                                                       692,472   8,672,695       0.0%
    Sky P.L.C. Sponsored ADR                                           3,066     153,637       0.0%
    Smith & Nephew P.L.C.                                            726,460  13,702,179       0.1%
    Smith & Nephew P.L.C. Sponsored ADR                              114,228   4,370,344       0.0%
    Smiths Group P.L.C.                                            1,229,558  25,655,814       0.1%
    Soco International P.L.C.                                        740,792   1,146,359       0.0%
    Softcat P.L.C.                                                    51,820     369,370       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Spectris P.L.C.                                                 526,898 $17,913,722       0.1%
    Speedy Hire P.L.C.                                            1,082,917     795,223       0.0%
    Spirax-Sarco Engineering P.L.C.                                 210,354  15,784,150       0.1%
    Spire Healthcare Group P.L.C.                                    38,323     151,210       0.0%
    Spirent Communications P.L.C.                                 1,895,400   2,486,535       0.0%
*   Sportech P.L.C.                                                  87,812     122,422       0.0%
*   Sports Direct International P.L.C.                              721,862   3,791,320       0.0%
    SSE P.L.C.                                                    2,169,737  39,849,170       0.2%
    SSP Group P.L.C.                                              1,058,083   8,217,157       0.0%
    St James's Place P.L.C.                                       1,295,037  20,241,301       0.1%
    St. Ives P.L.C.                                                  89,975      87,857       0.0%
    St. Modwen Properties P.L.C.                                    774,733   3,915,408       0.0%
    Stagecoach Group P.L.C.                                       1,166,899   2,584,755       0.0%
*   Standard Chartered P.L.C.                                     2,757,858  27,467,903       0.1%
    Standard Life Aberdeen P.L.C.                                 5,031,311  28,709,796       0.1%
    Sthree P.L.C.                                                   122,623     578,211       0.0%
    Stobart Group, Ltd.                                             112,353     421,711       0.0%
    STV Group P.L.C.                                                 56,141     268,117       0.0%
    SuperGroup P.L.C.                                               362,357   8,922,331       0.0%
    Synthomer P.L.C.                                              1,624,635  10,564,401       0.0%
    T Clarke P.L.C.                                                  26,802      27,578       0.0%
#   TalkTalk Telecom Group P.L.C.                                 1,604,848   4,551,038       0.0%
    Tarsus Group P.L.C.                                               4,986      20,362       0.0%
    Tate & Lyle P.L.C.                                            2,725,196  23,410,187       0.1%
    Taylor Wimpey P.L.C.                                         12,908,348  34,208,124       0.1%
    Ted Baker P.L.C.                                                 75,538   2,779,741       0.0%
    Telecom Plus P.L.C.                                             244,300   3,958,074       0.0%
    Tesco P.L.C.                                                 14,377,716  34,644,355       0.1%
    Thomas Cook Group P.L.C.                                      8,930,241  14,208,549       0.1%
    Topps Tiles P.L.C.                                              292,327     270,847       0.0%
    TP ICAP P.L.C.                                                1,527,322  11,042,876       0.1%
    Travis Perkins P.L.C.                                           659,704  13,317,398       0.1%
    Trifast P.L.C.                                                   88,983     260,131       0.0%
    Trinity Mirror P.L.C.                                         1,396,064   1,566,174       0.0%
    TT Electronics P.L.C.                                           393,735   1,167,493       0.0%
    TUI AG(5666292)                                                 561,525  10,165,918       0.0%
    TUI AG(B11LJN4)                                                 340,866   6,156,426       0.0%
*   Tullow Oil P.L.C.                                             5,589,937  13,525,678       0.1%
    Tyman P.L.C.                                                      2,976      13,522       0.0%
    U & I Group P.L.C.                                              335,574     823,084       0.0%
    UBM P.L.C.                                                    1,018,878   9,518,455       0.0%
    UDG Healthcare P.L.C.                                           777,157   9,542,389       0.0%
    Ultra Electronics Holdings P.L.C.                               487,734  11,810,344       0.1%
    Unilever P.L.C.                                                  63,007   3,570,855       0.0%
    Unilever P.L.C. Sponsored ADR                                   301,419  17,075,386       0.1%
    United Utilities Group P.L.C.                                   610,655   6,756,042       0.0%
*   Vectura Group P.L.C.                                          1,088,576   1,445,403       0.0%
    Vedanta Resources P.L.C.                                        290,790   3,429,150       0.0%
    Vesuvius P.L.C.                                                 987,186   7,701,594       0.0%
    Victrex P.L.C.                                                  487,526  15,523,259       0.1%
    Virgin Money Holdings UK P.L.C.                                 957,281   3,708,267       0.0%
    Vitec Group P.L.C. (The)                                         24,338     364,100       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ---------- --------------- ---------------
UNITED KINGDOM -- (Continued)
    Vodafone Group P.L.C.                                        27,407,758 $    78,395,461       0.3%
    Vodafone Group P.L.C. Sponsored ADR                           1,906,729      55,256,999       0.2%
*   Volex P.L.C.                                                     24,880          23,790       0.0%
    Volution Group P.L.C.                                             4,868          13,654       0.0%
    Vp P.L.C.                                                        13,881         147,514       0.0%
    Weir Group P.L.C. (The)                                         181,926       4,716,369       0.0%
    WH Smith P.L.C.                                                 342,218       9,304,117       0.0%
    Whitbread P.L.C.                                                207,751      10,189,453       0.0%
    William Hill P.L.C.                                           3,800,685      13,042,116       0.1%
    Wilmington P.L.C.                                               137,652         433,503       0.0%
    Wincanton P.L.C.                                                199,407         662,214       0.0%
*   Wizz Air Holdings P.L.C.                                          2,007          87,304       0.0%
    WM Morrison Supermarkets P.L.C.                               6,909,453      20,571,087       0.1%
    Worldpay Group P.L.C.                                         2,224,968      11,993,938       0.1%
#   WPP P.L.C.                                                      613,093      10,839,003       0.1%
    WPP P.L.C. Sponsored ADR                                        130,599      11,530,586       0.1%
    Xaar P.L.C.                                                     118,515         771,937       0.0%
    XP Power, Ltd.                                                    6,311         293,296       0.0%
    ZPG P.L.C.                                                      207,184         963,143       0.0%
                                                                            ---------------      ----
TOTAL UNITED KINGDOM                                                          4,024,368,082      15.8%
                                                                            ---------------      ----
UNITED STATES -- (0.0%)
*   BioTelemetry, Inc.                                                2,630          76,405       0.0%
*   Janus Henderson Group P.L.C.                                     79,911       2,776,890       0.0%
                                                                            ---------------      ----
TOTAL UNITED STATES                                                               2,853,295       0.0%
                                                                            ---------------      ----
TOTAL COMMON STOCKS                                                          25,008,214,441      98.3%
                                                                            ---------------      ----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
    Bayerische Motoren Werke AG                                      91,572       8,034,755       0.0%
    Biotest AG                                                       46,560       1,229,666       0.0%
    Draegerwerk AG & Co. KGaA                                        20,009       2,299,395       0.0%
#   Fuchs Petrolub SE                                               116,818       6,578,307       0.0%
    Henkel AG & Co. KGaA                                             31,058       4,361,049       0.0%
    Jungheinrich AG                                                 262,107      11,936,881       0.1%
    Porsche Automobil Holding SE                                    230,344      16,855,518       0.1%
#   Sartorius AG                                                     65,389       6,105,772       0.0%
    Schaeffler AG                                                   116,825       1,862,662       0.0%
    Sixt SE                                                          70,470       4,571,675       0.0%
    STO SE & Co. KGaA                                                 3,363         507,081       0.0%
    Villeroy & Boch AG                                               45,757       1,070,119       0.0%
    Volkswagen AG                                                   371,774      68,072,987       0.3%
                                                                            ---------------      ----
TOTAL GERMANY                                                                   133,485,867       0.5%
                                                                            ---------------      ----
TOTAL PREFERRED STOCKS                                                          133,485,867       0.5%
                                                                            ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   BWX , Ltd. Rights 11/07/17                                        6,626              --       0.0%
*   Nufarm, Ltd. Rights 11/15/17                                    193,775         252,120       0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                    SHARES        VALUE++     OF NET ASSETS**
                                                                  ----------- --------------- ---------------
AUSTRALIA -- (Continued)
*    Westgold Resources, Ltd. Rights 06/30/19                          91,925 $        22,865        0.0%
                                                                              ---------------      -----
TOTAL AUSTRALIA                                                                       274,985        0.0%
                                                                              ---------------      -----
AUSTRIA -- (0.0%)
*    Intercell AG Rights 05/16/13                                      29,444              --        0.0%
                                                                              ---------------      -----
CANADA -- (0.0%)
*    QLT, Inc. Warrants 11/23/17                                       59,679              --        0.0%
*    QLT, Inc. Warrants 11/23/17 Class A                               59,679              --        0.0%
                                                                              ---------------      -----
TOTAL CANADA                                                                               --        0.0%
                                                                              ---------------      -----
FRANCE -- (0.0%)
#*   Archos Warrants 12/31/18                                          86,942           1,620        0.0%
*    Maurel et prom Rights 12/31/00                                   595,343              --        0.0%
                                                                              ---------------      -----
TOTAL FRANCE                                                                            1,620        0.0%
                                                                              ---------------      -----
HONG KONG -- (0.0%)
*    International Standard Resources Holdings, Ltd. Warrants
       05/10/18                                                     1,752,750           2,247        0.0%
                                                                              ---------------      -----
ISRAEL -- (0.0%)
*    AIirport City, Ltd. Rights 10/30/17                                    1               7        0.0%
                                                                              ---------------      -----
NEW ZEALAND -- (0.0%)
*    Pacific Edge, Ltd. Rights 11/08/17                                 3,342              46        0.0%
                                                                              ---------------      -----
SPAIN -- (0.0%)
*    Banco Santander SA Rights 11/01/17                             9,453,773         451,501        0.0%
*    Ferrovial SA Rights 11/13/17                                     419,216         201,678        0.0%
*    Grupo Ezentis SA Rights 10/19/17                                 339,000           1,534        0.0%
*    Liberbank SA Rights 11/10/17                                   1,684,684         606,382        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17                  241,844          99,163        0.0%
                                                                              ---------------      -----
TOTAL SPAIN                                                                         1,360,258        0.0%
                                                                              ---------------      -----
SWITZERLAND -- (0.0%)
*    Evolva Holding, Ltd. Rights 11/08/17                             129,835           7,809        0.0%
                                                                              ---------------      -----
TOTAL RIGHTS/WARRANTS                                                               1,646,972        0.0%
                                                                              ---------------      -----
TOTAL INVESTMENT SECURITIES                                                    25,143,347,280
                                                                              ---------------

                                                                                  VALUE+
                                                                              ---------------
SECURITIES LENDING COLLATERAL -- (6.4%)
(S)@ DFA Short Term Investment Fund                               147,857,530   1,710,859,480        6.7%
                                                                              ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $22,034,204,503)                          $26,854,206,760      105.5%
                                                                              ===============      =====

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


At October 31, 2017, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    1,650    12/15/17  $203,332,974 $212,247,750   $8,914,776
                                             ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                      $203,332,974 $212,247,750   $8,914,776
                                             ============ ============   ==========

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
-                              ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
-                              -------------- --------------- ------- ---------------
Common Stocks
   Australia                   $   40,877,021 $ 1,426,124,457   --    $ 1,467,001,478
   Austria                             78,834     171,748,697   --        171,827,531
   Belgium                         15,161,476     366,815,721   --        381,977,197
   Canada                       2,111,283,472          58,323   --      2,111,341,795
   China                                   --         110,119   --            110,119
   Denmark                         35,144,212     419,121,963   --        454,266,175
   Finland                          4,389,359     449,418,176   --        453,807,535
   France                          79,927,251   1,814,340,203   --      1,894,267,454
   Germany                        112,522,049   1,803,581,009   --      1,916,103,058
   Hong Kong                        1,249,178     727,413,166   --        728,662,344
   Ireland                         22,706,016     108,418,329   --        131,124,345
   Israel                          19,084,929     150,724,255   --        169,809,184
   Italy                           17,797,005     769,630,364   --        787,427,369
   Japan                          123,172,020   5,987,053,059   --      6,110,225,079
   Netherlands                    111,493,419     644,059,060   --        755,552,479
   New Zealand                        142,330      97,541,431   --         97,683,761
   Norway                          13,824,985     197,947,068   --        211,772,053
   Portugal                           256,895      65,271,917   --         65,528,812
   Singapore                               --     292,310,470   --        292,310,470
   Spain                           33,837,529     568,588,352   --        602,425,881
   Sweden                           3,303,121     725,008,870   --        728,311,991
   Switzerland                    109,654,831   1,339,802,123   --      1,449,456,954
   United Kingdom                 865,746,452   3,158,621,630   --      4,024,368,082
   United States                       76,405       2,776,890   --          2,853,295
Preferred Stocks
   Germany                                 --     133,485,867   --        133,485,867
Rights/Warrants
   Australia                               --         274,985   --            274,985
   France                                  --           1,620   --              1,620
   Hong Kong                               --           2,247   --              2,247
   Israel                                  --               7   --                  7
   New Zealand                             --              46   --                 46
   Spain                                   --       1,360,258   --          1,360,258
   Switzerland                             --           7,809   --              7,809
Securities Lending Collateral              --   1,710,859,480   --      1,710,859,480
Futures Contracts**                 8,914,776              --   --          8,914,776
                               -------------- ---------------   --    ---------------
TOTAL                          $3,730,643,565 $23,132,477,971   --    $26,863,121,536
                               ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
COMMON STOCKS -- (96.7%)
AUSTRALIA -- (20.0%)
    Abacus Property Group                                         4,592,628 $   13,367,828       0.2%
    ALE Property Group                                            1,236,219      4,454,439       0.1%
    Arena REIT                                                      493,548        846,513       0.0%
    Aspen Group                                                     850,992        696,157       0.0%
*   Astro Japan Property Group                                      462,047         17,681       0.0%
#   BWP Trust                                                     7,023,341     16,628,101       0.3%
#   Carindale Property Trust                                        113,572        688,714       0.0%
    Centuria Industrial REIT                                      1,176,775      2,317,545       0.0%
#   Centuria Metropolitan REIT                                      102,846        190,366       0.0%
    Charter Hall Group                                            6,382,405     28,376,163       0.5%
    Charter Hall Retail REIT                                      4,762,556     14,814,858       0.3%
    Cromwell Property Group                                      18,253,799     13,972,624       0.3%
    Dexus Property Group                                         13,825,787    103,527,334       1.9%
    Folkestone Education Trust                                    2,052,404      4,399,724       0.1%
*   Galileo Japan Trust                                              85,441          1,308       0.0%
    GDI Property Group                                            1,056,018        966,110       0.0%
    Goodman Group                                                23,331,942    149,598,540       2.7%
    GPT Group (The)(6365866)                                     24,380,306     95,200,714       1.7%
    GPT Group (The)(B3WX9L1)                                     38,018,670        608,140       0.0%
#   Growthpoint Properties Australia, Ltd.                        2,050,420      5,227,972       0.1%
    Hotel Property Investments                                      504,159      1,213,049       0.0%
    Industria REIT                                                  143,500        290,060       0.0%
    Ingenia Communities Group                                     2,093,220      4,254,687       0.1%
    Investa Office Fund                                           7,777,533     26,710,526       0.5%
    Mirvac Group                                                 19,777,034     36,554,831       0.7%
#*  New South Resources, Ltd.                                     4,366,649      4,934,013       0.1%
    Scentre Group                                                68,764,426    212,030,820       3.9%
    Shopping Centres Australasia Property Group                  10,552,516     19,020,433       0.3%
    Stockland                                                    32,842,224    113,829,292       2.1%
    Vicinity Centres                                             44,932,360     91,330,516       1.7%
    Westfield Corp.                                              25,922,527    154,504,722       2.8%
                                                                            --------------      ----
TOTAL AUSTRALIA                                                              1,120,573,780      20.4%
                                                                            --------------      ----
BELGIUM -- (2.0%)
    Aedifica SA                                                     201,019     19,159,736       0.4%
    Ascencio                                                          2,464        165,764       0.0%
    Befimmo SA                                                      310,074     19,262,691       0.4%
#   Care Property Invest                                             19,454        410,757       0.0%
    Cofinimmo SA                                                    263,699     33,455,083       0.6%
    Intervest Offices & Warehouses NV                               144,858      3,690,489       0.1%
    Leasinvest Real Estate SCA                                       18,914      2,111,832       0.0%
    Montea SCA                                                       17,042        857,082       0.0%
    Retail Estates NV                                                54,111      4,337,964       0.1%
    Warehouses De Pauw CVA                                          226,361     24,485,900       0.4%
    Wereldhave Belgium NV                                            21,726      2,302,542       0.0%
                                                                            --------------      ----
TOTAL BELGIUM                                                                  110,239,840       2.0%
                                                                            --------------      ----
CANADA -- (5.2%)
#   Agellan Commercial REIT                                         153,852      1,395,294       0.0%
#   Allied Properties REIT                                          606,912     19,447,905       0.4%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
CANADA -- (Continued)
#   Artis REIT                                                    1,042,197 $ 11,237,082       0.2%
#   Boardwalk REIT                                                  315,477    9,735,012       0.2%
#   BTB REIT                                                        370,155    1,325,569       0.0%
#   Canadian Apartment Properties REIT                              929,600   24,549,626       0.4%
    Canadian REIT                                                   529,549   19,127,962       0.4%
    Choice Properties REIT                                          150,300    1,579,775       0.0%
#   Cominar REIT                                                  1,269,205   13,615,841       0.2%
#   Crombie REIT                                                    627,222    6,505,101       0.1%
#   CT REIT                                                          52,835      579,092       0.0%
#   Dream Global REIT                                             1,173,337   10,140,848       0.2%
    Dream Industrial REIT                                           388,945    2,722,404       0.1%
#   Dream Office REIT                                               670,064   11,359,042       0.2%
#   Granite REIT                                                    320,307   12,374,313       0.2%
#   H&R REIT                                                      2,010,917   33,387,991       0.6%
#   Inovalis REIT                                                    23,700      187,197       0.0%
    InterRent REIT                                                  530,205    3,419,352       0.1%
    Killam Apartment REIT                                           515,275    5,276,167       0.1%
    Morguard North American Residential REIT                        245,686    2,961,334       0.1%
    Morguard REIT                                                   391,584    4,325,302       0.1%
#   Northview Apartment REIT                                        458,924    8,281,335       0.2%
#   NorthWest Healthcare Properties REIT                            816,152    7,192,968       0.1%
    Partners REIT                                                   174,504      409,850       0.0%
    Plaza Retail REIT                                               172,736      586,453       0.0%
    Pure Industrial Real Estate Trust                             2,218,045   11,450,414       0.2%
#   RioCan REIT                                                   2,107,577   39,975,513       0.7%
#   Slate Office REIT                                               509,700    3,204,145       0.1%
#*  Slate Retail REIT                                               147,728    1,511,518       0.0%
#   SmartCentres REIT                                               952,325   21,392,433       0.4%
    Summit Industrial Income REIT                                   201,800    1,171,601       0.0%
    True North Commercial REIT                                      147,284      728,371       0.0%
    WPT Industrial REIT                                              81,435    1,083,085       0.0%
                                                                            ------------       ---
TOTAL CANADA                                                                 292,239,895       5.3%
                                                                            ------------       ---
CHINA -- (0.3%)
    Spring REIT                                                   5,325,000    2,349,089       0.1%
    Yuexiu REIT                                                  20,015,000   12,624,764       0.2%
                                                                            ------------       ---
TOTAL CHINA                                                                   14,973,853       0.3%
                                                                            ------------       ---
FRANCE -- (5.5%)
#   Acanthe Developpement SA                                        206,670      180,784       0.0%
    Affine SA                                                        77,528    1,446,288       0.0%
    Altarea SCA                                                      14,354    3,232,930       0.1%
    ANF Immobilier                                                   55,558    1,433,634       0.0%
    Argan SA                                                          9,294      421,916       0.0%
    Cegereal SA                                                      15,742      700,367       0.0%
    Fonciere Des Regions                                            456,007   46,434,708       0.8%
    Gecina SA                                                       526,297   85,482,417       1.6%
    ICADE                                                           469,808   41,056,813       0.8%
    Klepierre SA                                                  2,885,656  114,872,499       2.1%
    Mercialys SA                                                    787,980   15,348,072       0.3%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
FRANCE -- (Continued)
    Terreis                                                           1,329 $     64,427       0.0%
                                                                            ------------       ---
TOTAL FRANCE                                                                 310,674,855       5.7%
                                                                            ------------       ---
GERMANY -- (0.7%)
    Alstria Office REIT-AG                                        1,915,316   27,227,812       0.5%
    Hamborner REIT AG                                             1,312,952   13,940,073       0.3%
                                                                            ------------       ---
TOTAL GERMANY                                                                 41,167,885       0.8%
                                                                            ------------       ---
GREECE -- (0.0%)
    Grivalia Properties REIC AE                                      96,660    1,008,448       0.0%
                                                                            ------------       ---
HONG KONG -- (5.3%)
    Champion REIT                                                28,472,012   20,548,228       0.4%
#   Fortune REIT                                                 16,921,000   20,496,783       0.4%
    Link REIT                                                    28,461,905  239,287,882       4.3%
    Prosperity REIT                                              15,801,000    6,746,535       0.1%
#   Regal REIT                                                    9,235,000    2,818,801       0.1%
    Sunlight REIT                                                12,633,000    8,568,335       0.1%
                                                                            ------------       ---
TOTAL HONG KONG                                                              298,466,564       5.4%
                                                                            ------------       ---
IRELAND -- (0.2%)
    Green REIT P.L.C.                                             2,969,408    5,223,938       0.1%
    Hibernia REIT P.L.C.                                          2,982,919    5,122,728       0.1%
    Irish Residential Properties REIT P.L.C.                      1,414,172    2,431,739       0.0%
                                                                            ------------       ---
TOTAL IRELAND                                                                 12,778,405       0.2%
                                                                            ------------       ---
ITALY -- (0.4%)
    Beni Stabili SpA SIIQ                                        15,594,793   13,797,472       0.3%
#   COIMA RES SpA                                                     2,113       21,310       0.0%
    Immobiliare Grande Distribuzione SIIQ SpA                     6,242,173    7,219,937       0.1%
                                                                            ------------       ---
TOTAL ITALY                                                                   21,038,719       0.4%
                                                                            ------------       ---
JAPAN -- (19.8%)
    Activia Properties, Inc.                                          6,490   25,396,552       0.5%
#   Advance Residence Investment Corp.                               17,155   40,327,190       0.7%
#   AEON REIT Investment Corp.                                       12,843   12,925,222       0.2%
    Comforia Residential REIT, Inc.                                   6,147   12,592,235       0.2%
#   Daiwa House REIT Investment Corp.                                18,299   42,761,250       0.8%
#   Daiwa Office Investment Corp.                                     4,266   20,731,551       0.4%
    Frontier Real Estate Investment Corp.                             6,381   24,985,496       0.5%
#   Fukuoka REIT Corp.                                                9,630   13,654,207       0.2%
#   Global One Real Estate Investment Corp.                           3,147   10,354,022       0.2%
    GLP J-Reit                                                       32,261   32,339,242       0.6%
    Hankyu Reit, Inc.                                                 7,187    8,342,087       0.2%
    Heiwa Real Estate REIT, Inc.                                     13,778   11,108,324       0.2%
#   Hoshino Resorts REIT, Inc.                                        1,127    5,426,971       0.1%
    Hulic Reit, Inc.                                                  3,406    4,752,465       0.1%
#   Ichigo Office REIT Investment                                    19,010   12,306,207       0.2%
#   Industrial & Infrastructure Fund Investment Corp.                 5,239   21,343,121       0.4%
#   Invesco Office J-Reit, Inc.                                       5,562    5,083,471       0.1%
    Invincible Investment Corp.                                      53,925   21,855,852       0.4%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
JAPAN -- (Continued)
    Japan Excellent, Inc.                                            17,705 $   20,782,165       0.4%
    Japan Hotel REIT Investment Corp.                                52,901     35,025,118       0.6%
    Japan Logistics Fund, Inc.                                       12,728     22,839,052       0.4%
    Japan Prime Realty Investment Corp.                              11,111     35,736,456       0.7%
    Japan Real Estate Investment Corp.                               16,129     75,615,100       1.4%
#   Japan Rental Housing Investments, Inc.                           24,508     16,945,679       0.3%
    Japan Retail Fund Investment Corp.                               34,098     60,512,264       1.1%
#   Kenedix Office Investment Corp.                                   6,082     32,583,311       0.6%
    Kenedix Residential Investment Corp.                              5,588     14,313,397       0.3%
    Kenedix Retail REIT Corp.                                         5,187     10,236,393       0.2%
    LaSalle Logiport REIT                                             2,673      2,514,956       0.0%
    MARIMO REGIONAL REVITALIZATI REIT                                    99         92,666       0.0%
    MCUBS MidCity Investment Corp.                                    4,117     13,639,272       0.2%
    Mitsui Fudosan Logistics Park, Inc.                                  53        154,958       0.0%
    Mori Hills REIT Investment Corp.                                 22,645     26,422,281       0.5%
    Mori Trust Sogo Reit, Inc.                                       15,158     21,621,439       0.4%
    Nippon Accommodations Fund, Inc.                                  6,166     23,766,728       0.4%
    Nippon Building Fund, Inc.                                       17,947     86,650,715       1.6%
    Nippon Healthcare Investment Corp.                                   76        108,310       0.0%
    Nippon Prologis REIT, Inc.                                       19,387     40,763,337       0.7%
    NIPPON REIT Investment Corp.                                      3,276      9,378,288       0.2%
    Nomura Real Estate Master Fund, Inc.                             49,428     61,821,821       1.1%
#   One REIT, Inc.                                                    1,385      2,709,447       0.0%
#   Orix JREIT, Inc.                                                 33,871     46,538,238       0.8%
#   Premier Investment Corp.                                         20,061     17,705,898       0.3%
#   Sekisui House REIT, Inc.                                          8,005      8,861,392       0.2%
#   Sekisui House SI Residential Investment Corp.                    15,878     15,530,910       0.3%
    Star Asia Investment Corp.                                          635        581,586       0.0%
#   Starts Proceed Investment Corp.                                   3,243      4,498,374       0.1%
#   Tokyu REIT, Inc.                                                 14,244     16,714,281       0.3%
    United Urban Investment Corp.                                    39,235     56,444,078       1.0%
                                                                            --------------      ----
TOTAL JAPAN                                                                  1,107,393,375      20.1%
                                                                            --------------      ----
MALAYSIA -- (0.5%)
    Amanahraya REIT                                                 294,900         65,846       0.0%
#   AmFirst REIT                                                  1,788,940        301,770       0.0%
#   Axis REIT                                                     6,217,663      2,263,178       0.1%
    Capitaland Malaysia Mall Trust                               13,711,000      4,791,466       0.1%
    Hektar REIT                                                     144,626         44,085       0.0%
    IGB REIT                                                     14,984,900      5,840,040       0.1%
    KLCCP Stapled Group                                           3,518,600      6,653,749       0.1%
    MRCB-Quill REIT                                                 914,300        276,689       0.0%
    Pavilion REIT                                                 1,678,100        678,255       0.0%
    Sunway REIT                                                  17,387,800      7,061,566       0.1%
    Tower REIT                                                      434,900        122,301       0.0%
    YTL Hospitality REIT                                          4,960,600      1,418,638       0.0%
                                                                            --------------      ----
TOTAL MALAYSIA                                                                  29,517,583       0.5%
                                                                            --------------      ----
MEXICO -- (1.7%)
#   Asesor de Activos Prisma SAPI de C.V.                         3,365,704      2,106,665       0.0%
#   Concentradora Fibra Danhos S.A. de C.V.                       1,569,603      2,637,053       0.1%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MEXICO -- (Continued)
#   Concentradora Fibra Hotelera Mexicana S.A. de C.V.            3,055,207 $  2,042,993       0.0%
    Fibra Shop Portafolios Inmobiliarios SAPI de C.V.             1,067,629      657,114       0.0%
#   Fibra Uno Administracion S.A. de C.V.                        34,409,094   53,987,015       1.0%
#   Macquarie Mexico Real Estate Management S.A. de C.V.         13,854,683   16,729,610       0.3%
#   PLA Administradora Industrial S de RL de C.V.                 8,490,985   13,012,121       0.2%
#   Prologis Property Mexico S.A. de C.V.                         2,278,722    4,439,358       0.1%
                                                                            ------------       ---
TOTAL MEXICO                                                                  95,611,929       1.7%
                                                                            ------------       ---
NETHERLANDS -- (7.2%)
    Eurocommercial Properties NV                                    556,392   23,167,581       0.4%
    NSI NV                                                          188,264    7,142,080       0.1%
    Unibail-Rodamco SE(B1YY4B3)                                     978,160  244,840,252       4.5%
    Unibail-Rodamco SE(7076242)                                     331,578   82,983,335       1.5%
    Vastned Retail NV                                               274,346   12,015,249       0.2%
    Wereldhave NV                                                   720,117   32,736,558       0.6%
                                                                            ------------       ---
TOTAL NETHERLANDS                                                            402,885,055       7.3%
                                                                            ------------       ---
NEW ZEALAND -- (0.8%)
    Argosy Property, Ltd.                                         8,590,077    6,085,562       0.1%
#   Goodman Property Trust                                       11,116,086    9,968,792       0.2%
    Investore Property, Ltd.                                         56,256       51,637       0.0%
    Kiwi Property Group, Ltd.                                    16,340,314   14,820,880       0.3%
    NPT, Ltd.                                                        45,944       18,560       0.0%
#   Precinct Properties New Zealand, Ltd.                         6,871,522    6,091,011       0.1%
#   Property for Industry, Ltd.                                   1,850,246    2,063,441       0.0%
#   Stride Stapled Group                                          1,636,006    1,824,318       0.0%
    Vital Healthcare Property Trust                               2,896,579    4,381,706       0.1%
                                                                            ------------       ---
TOTAL NEW ZEALAND                                                             45,305,907       0.8%
                                                                            ------------       ---
SINGAPORE -- (8.4%)
    AIMS AMP Capital Industrial REIT                              5,431,691    5,760,589       0.1%
    Ascendas Hospitality Trust                                    3,692,900    2,369,999       0.0%
    Ascendas REIT                                                32,585,100   65,517,374       1.2%
    Ascott Residence Trust                                       18,088,459   15,865,759       0.3%
#   Cache Logistics Trust                                        15,764,704    9,481,074       0.2%
    CapitaLand Commercial Trust                                  34,097,949   43,432,872       0.8%
    CapitaLand Mall Trust                                        32,831,000   48,670,928       0.9%
    CapitaLand Retail China Trust                                 9,507,180   11,574,544       0.2%
    CDL Hospitality Trusts                                       12,803,380   15,357,124       0.3%
    ESR REIT                                                     14,087,431    5,738,000       0.1%
    Far East Hospitality Trust                                    5,401,500    2,774,654       0.1%
    First REIT                                                    5,785,626    5,877,323       0.1%
    Frasers Centrepoint Trust                                     8,509,900   13,546,923       0.2%
    Frasers Commercial Trust                                      9,570,605    9,728,245       0.2%
#   Frasers Hospitality Trust                                     1,053,800      607,242       0.0%
    Frasers Logistics & Industrial Trust                          1,624,700    1,328,937       0.0%
    Keppel DC REIT                                                6,342,588    6,397,866       0.1%
    Keppel REIT                                                  27,023,626   23,294,005       0.4%
    Lippo Malls Indonesia Retail Trust                           17,698,400    5,650,984       0.1%
#   Manulife US Real Estate Investment Trust                      1,015,302      918,930       0.0%
#   Mapletree Commercial Trust                                   25,804,137   29,431,331       0.5%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SINGAPORE -- (Continued)
    Mapletree Greater China Commercial Trust                     13,687,900 $ 11,800,072       0.2%
#   Mapletree Industrial Trust                                   18,890,258   26,884,353       0.5%
    Mapletree Logistics Trust                                    26,393,470   24,596,135       0.5%
    OUE Commercial REIT                                              75,300       39,775       0.0%
    OUE Hospitality Trust                                         4,651,732    2,745,815       0.1%
#   Parkway Life REIT                                             5,469,700   11,433,310       0.2%
    Sabana Shari'ah Compliant Industrial REIT                     9,271,884    3,129,926       0.1%
#   Soilbuild Business Space REIT                                 3,234,400    1,566,773       0.0%
    SPH REIT                                                      2,667,300    1,956,733       0.0%
    Starhill Global REIT                                         20,023,700   11,314,103       0.2%
    Suntec REIT                                                  34,076,900   48,783,791       0.9%
    Viva Industrial Trust                                         1,060,300      763,099       0.0%
                                                                            ------------       ---
TOTAL SINGAPORE                                                              468,338,588       8.5%
                                                                            ------------       ---
SOUTH AFRICA -- (3.5%)
    Arrowhead Properties, Ltd.                                    3,973,132    2,236,747       0.1%
    Delta Property Fund, Ltd.                                     1,169,769      611,719       0.0%
#   Emira Property Fund, Ltd.                                     8,323,036    7,728,749       0.1%
    Growthpoint Properties, Ltd.                                 29,736,158   51,580,799       0.9%
    Hyprop Investments, Ltd.                                      3,200,771   24,055,403       0.4%
    Investec Property Fund, Ltd.                                  1,286,485    1,438,536       0.0%
    Octodec Investments, Ltd.                                       149,846      213,208       0.0%
    Rebosis Property Fund, Ltd.                                   3,408,525    2,580,458       0.1%
    Redefine Properties, Ltd.                                    67,048,274   50,354,358       0.9%
    Resilient REIT, Ltd.                                          3,487,741   34,749,649       0.6%
    SA Corporate Real Estate, Ltd.                               26,308,753    8,908,150       0.2%
    Texton Property Fund, Ltd.                                       75,868       35,982       0.0%
    Tower Property Fund, Ltd.                                        53,426       27,390       0.0%
    Vukile Property Fund, Ltd.                                    6,480,178    9,039,218       0.2%
                                                                            ------------       ---
TOTAL SOUTH AFRICA                                                           193,560,366       3.5%
                                                                            ------------       ---
SPAIN -- (1.3%)
    Axiare Patrimonio SOCIMI SA                                      77,736    1,457,868       0.0%
    Hispania Activos Inmobiliarios Socimi SA                        282,971    4,882,717       0.1%
    Lar Espana Real Estate Socimi SA                                203,902    1,999,159       0.0%
    Merlin Properties Socimi SA                                   4,847,051   64,000,976       1.2%
                                                                            ------------       ---
TOTAL SPAIN                                                                   72,340,720       1.3%
                                                                            ------------       ---
TAIWAN -- (0.2%)
    Cathay No. 1 REIT                                            10,681,000    4,641,798       0.1%
    Cathay No. 2 REIT                                             4,114,000    1,793,108       0.0%
    Fubon No. 1 REIT                                              1,271,000      531,924       0.0%
    Fubon No. 2 REIT                                              3,958,000    1,447,770       0.0%
    Shin Kong No.1 REIT                                           4,867,000    2,315,838       0.1%
                                                                            ------------       ---
TOTAL TAIWAN                                                                  10,730,438       0.2%
                                                                            ------------       ---
TURKEY -- (0.5%)
#   AKIS Gayrimenkul Yatirimi A.S.                                1,409,619    1,178,172       0.0%
#   Alarko Gayrimenkul Yatirim Ortakligi A.S.                       145,657    1,725,450       0.1%
#*  Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.               26,000,336   18,145,596       0.3%
#   Halk Gayrimenkul Yatirim Ortakligi A.S.                       2,554,835      680,430       0.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
TURKEY -- (Continued)
    Is Gayrimenkul Yatirim Ortakligi A.S.                         6,936,888 $    2,430,700       0.1%
#*  Nurol Gayrimenkul Yatirim Ortakligi A.S.                      1,221,858      1,507,573       0.0%
#*  Sinpas Gayrimenkul Yatirim Ortakligi A.S.                     4,121,654        817,509       0.0%
#   Torunlar Gayrimenkul Yatirim Ortakligi A.S.                   1,568,001      2,732,559       0.1%
#*  Vakif Gayrimenkul Yatirim Ortakligi A.S.                      1,097,517        814,902       0.0%
                                                                            --------------      ----
TOTAL TURKEY                                                                    30,032,891       0.6%
                                                                            --------------      ----
UNITED KINGDOM -- (13.2%)
    Assura P.L.C.                                                 6,125,219      4,916,920       0.1%
    Big Yellow Group P.L.C.                                       1,877,536     19,399,251       0.4%
    British Land Co. P.L.C. (The)                                13,875,146    110,781,945       2.0%
    Capital & Regional P.L.C.                                     1,520,488      1,101,536       0.0%
    Derwent London P.L.C.                                         1,517,000     53,918,029       1.0%
    Great Protland Estates P.L.C.                                 4,807,043     39,709,503       0.7%
    Hammerson P.L.C.                                             11,418,551     79,487,099       1.4%
#   Hansteen Holdings P.L.C.                                     10,650,066     19,366,399       0.4%
#   Intu Properties P.L.C.                                       12,684,031     36,413,471       0.7%
    Land Securities Group P.L.C.                                 10,398,014    133,549,584       2.4%
    Londonmetric Property P.L.C.                                  9,034,388     21,152,993       0.4%
#   McKay Securities P.L.C.                                         334,886        980,264       0.0%
    Mucklow A & J Group P.L.C.                                      313,463      2,081,620       0.0%
    NewRiver REIT P.L.C.                                            631,505      2,809,943       0.1%
#   Primary Health Properties P.L.C.                              5,271,178      8,295,258       0.2%
    Redefine International P.L.C.                                 9,373,280      4,623,405       0.1%
    Regional REIT, Ltd.                                             131,946        183,110       0.0%
    Safestore Holdings P.L.C.                                     2,789,584     16,480,641       0.3%
    Schroder REIT, Ltd.                                             609,705        483,447       0.0%
    Segro P.L.C.                                                 14,315,123    103,342,334       1.9%
    Shaftesbury P.L.C.                                            3,470,964     45,669,734       0.8%
    Standard Life Investment Property Income Trust, Ltd.            661,242        805,630       0.0%
    Town Centre Securities P.L.C.                                    12,594         51,000       0.0%
    Tritax Big Box REIT P.L.C.                                    2,683,491      5,250,191       0.1%
    Unite Group P.L.C. (The)                                      1,166,837     10,900,528       0.2%
    Workspace Group P.L.C.                                        1,491,077     17,530,531       0.3%
                                                                            --------------      ----
TOTAL UNITED KINGDOM                                                           739,284,366      13.5%
                                                                            --------------      ----
TOTAL COMMON STOCKS                                                          5,418,163,462      98.5%
                                                                            --------------      ----
RIGHTS/WARRANTS -- (0.0%)
NEW ZEALAND -- (0.0%)
*   Property for Industry, Ltd. Rights 11/01/17                      61,474          3,786       0.0%
                                                                            --------------      ----
TOTAL INVESTMENT SECURITIES                                                  5,418,167,248
                                                                            --------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES       VALUE+     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (3.3%)
(S)@ DFA Short Term Investment Fund                               16,040,082 $  185,599,787        3.4%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $5,411,511,463)                          $5,603,767,035      101.9%
                                                                             ==============      =====

At October 31, 2017, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                       UNREALIZED
                        NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------             --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)     300     12/15/17  $38,140,122 $38,590,500    $450,378
                                             ----------- -----------    --------
TOTAL FUTURES CONTRACTS                      $38,140,122 $38,590,500    $450,378
                                             =========== ===========    ========

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia                             -- $1,120,573,780   --    $1,120,573,780
   Belgium                               --    110,239,840   --       110,239,840
   Canada                      $292,239,895             --   --       292,239,895
   China                                 --     14,973,853   --        14,973,853
   France                                --    310,674,855   --       310,674,855
   Germany                               --     41,167,885   --        41,167,885
   Greece                                --      1,008,448   --         1,008,448
   Hong Kong                             --    298,466,564   --       298,466,564
   Ireland                               --     12,778,405   --        12,778,405
   Italy                                 --     21,038,719   --        21,038,719
   Japan                                 --  1,107,393,375   --     1,107,393,375
   Malaysia                              --     29,517,583   --        29,517,583
   Mexico                        95,611,929             --   --        95,611,929
   Netherlands                   82,983,335    319,901,720   --       402,885,055
   New Zealand                           --     45,305,907   --        45,305,907
   Singapore                             --    468,338,588   --       468,338,588
   South Africa                          --    193,560,366   --       193,560,366
   Spain                                 --     72,340,720   --        72,340,720
   Taiwan                                --     10,730,438   --        10,730,438
   Turkey                                --     30,032,891   --        30,032,891
   United Kingdom                        --    739,284,366   --       739,284,366
RIGHTS/WARRANTS
   New Zealand                           --          3,786   --             3,786
Securities Lending Collateral            --    185,599,787   --       185,599,787
Futures Contracts**                 450,378             --   --           450,378
                               ------------ --------------   --    --------------
TOTAL                          $471,285,537 $5,132,931,876   --    $5,604,217,413
                               ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
COMMON STOCKS -- (40.8%)
UNITED STATES -- (40.8%)
    Acadia Realty Trust                                            255,581 $  7,194,605       0.1%
    Agree Realty Corp.                                              93,662    4,429,276       0.1%
    Alexander's, Inc.                                                6,253    2,569,983       0.0%
    Alexandria Real Estate Equities, Inc.                          296,010   36,693,400       0.5%
    American Assets Trust, Inc.                                    108,273    4,199,910       0.1%
    American Campus Communities, Inc.                              405,786   16,872,582       0.3%
    American Homes 4 Rent Class A                                  705,506   15,013,176       0.2%
    American Tower Corp.                                           962,125  138,228,499       2.1%
    Apartment Investment & Management Co. Class A                  465,349   20,466,049       0.3%
    Apple Hospitality REIT, Inc.                                   596,047   11,289,130       0.2%
    Ashford Hospitality Prime, Inc.                                 77,265      751,016       0.0%
    Ashford Hospitality Trust, Inc.                                297,348    2,090,356       0.0%
    AvalonBay Communities, Inc.                                    410,124   74,367,785       1.1%
    Bluerock Residential Growth REIT, Inc.                          71,347      805,508       0.0%
    Boston Properties, Inc.                                        457,612   55,453,422       0.8%
    Brandywine Realty Trust                                        533,170    9,325,143       0.1%
    Brixmor Property Group, Inc.                                   987,226   17,246,838       0.3%
    Camden Property Trust                                          302,782   27,625,830       0.4%
    CareTrust REIT, Inc.                                           231,645    4,378,090       0.1%
#   CBL & Associates Properties, Inc.                              585,211    4,588,054       0.1%
    Cedar Realty Trust, Inc.                                       273,350    1,487,024       0.0%
    Chatham Lodging Trust                                          119,746    2,604,475       0.0%
    Chesapeake Lodging Trust                                       203,732    5,684,123       0.1%
    City Office REIT, Inc.                                          55,686      726,145       0.0%
    Columbia Property Trust, Inc.                                  358,439    7,914,333       0.1%
    CoreSite Realty Corp.                                          108,111   11,973,293       0.2%
    Corporate Office Properties Trust                              298,289    9,524,368       0.1%
    Cousins Properties, Inc.                                     1,287,176   11,610,328       0.2%
    Crown Castle International Corp.                               902,269   96,614,965       1.4%
    CubeSmart                                                      655,345   17,838,491       0.3%
    CyrusOne, Inc.                                                 262,327   16,104,255       0.2%
    DCT Industrial Trust, Inc.                                     318,396   18,473,336       0.3%
    DDR Corp.                                                    1,102,367    8,455,155       0.1%
    DiamondRock Hospitality Co.                                    715,644    7,771,894       0.1%
    Digital Realty Trust, Inc.                                     579,907   68,684,161       1.0%
    Douglas Emmett, Inc.                                           408,976   16,273,155       0.2%
    Duke Realty Corp.                                            1,025,121   29,195,446       0.4%
    Easterly Government Properties, Inc.                           105,856    2,129,823       0.0%
    EastGroup Properties, Inc.                                     104,502    9,466,836       0.1%
    Education Realty Trust, Inc.                                   209,212    7,301,499       0.1%
#   Empire State Realty Trust, Inc. Class A                        416,165    8,344,108       0.1%
    EPR Properties                                                 230,118   15,919,563       0.2%
    Equinix, Inc.                                                  225,476  104,508,126       1.6%
*   Equity Commonwealth                                            357,763   10,750,778       0.2%
    Equity LifeStyle Properties, Inc.                              236,285   20,906,497       0.3%
    Equity Residential                                           1,092,067   73,452,426       1.1%
    Essex Property Trust, Inc.                                     192,016   50,390,759       0.8%
    Extra Space Storage, Inc.                                      412,484   33,654,570       0.5%
#   Federal Realty Investment Trust                                203,165   24,485,446       0.4%
    First Industrial Realty Trust, Inc.                            372,327   11,497,458       0.2%
    Forest City Realty Trust, Inc. Class A                         709,996   17,487,201       0.3%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
UNITED STATES -- (Continued)
    Four Corners Property Trust, Inc.                              185,139 $ 4,569,231       0.1%
    Franklin Street Properties Corp.                               292,189   2,921,890       0.0%
    Gaming and Leisure Properties, Inc.                            580,072  21,195,831       0.3%
    Getty Realty Corp.                                             102,233   2,904,440       0.0%
#   GGP, Inc.                                                    2,007,174  39,059,606       0.6%
    Gladstone Commercial Corp.                                      76,928   1,666,260       0.0%
#   Global Medical REIT, Inc.                                        8,796      74,414       0.0%
    Global Net Lease, Inc.                                         115,022   2,484,482       0.0%
    Government Properties Income Trust                             294,650   5,353,790       0.1%
    Gramercy Property Trust                                        437,671  12,998,831       0.2%
    HCP, Inc.                                                    1,294,413  33,447,632       0.5%
    Healthcare Realty Trust, Inc.                                  366,838  11,826,857       0.2%
    Healthcare Trust of America, Inc. Class A                      637,991  19,171,630       0.3%
    Hersha Hospitality Trust                                       138,958   2,458,167       0.0%
    Highwoods Properties, Inc.                                     306,046  15,623,648       0.2%
    Hospitality Properties Trust                                   479,385  13,700,823       0.2%
    Host Hotels & Resorts, Inc.                                  2,225,017  43,521,333       0.6%
    Hudson Pacific Properties, Inc.                                558,331  18,882,754       0.3%
    Independence Realty Trust, Inc.                                178,689   1,813,695       0.0%
    Investors Real Estate Trust                                    367,557   2,150,208       0.0%
    Iron Mountain, Inc.                                            699,555  27,982,200       0.4%
*   JBG SMITH Properties                                           271,445   8,471,783       0.1%
    Kilroy Realty Corp.                                            317,305  22,601,635       0.3%
#   Kimco Realty Corp.                                           1,387,549  25,197,890       0.4%
    Kite Realty Group Trust                                        272,050   5,084,614       0.1%
    Lamar Advertising Co. Class A                                  163,447  11,513,207       0.2%
#   LaSalle Hotel Properties                                       402,312  11,349,222       0.2%
    Lexington Realty Trust                                         618,500   6,259,220       0.1%
    Liberty Property Trust                                         440,082  18,870,716       0.3%
    Life Storage, Inc.                                             143,296  11,581,183       0.2%
    LTC Properties, Inc.                                           125,668   5,844,819       0.1%
    Macerich Co. (The)                                             376,228  20,542,049       0.3%
    Mack-Cali Realty Corp.                                         278,260   6,335,980       0.1%
    Medical Properties Trust, Inc.                               1,091,111  14,435,399       0.2%
    MGM Growth Properties LLC Class A                              164,202   4,845,601       0.1%
    Mid-America Apartment Communities, Inc.                        310,565  31,786,279       0.5%
    Monmouth Real Estate Investment Corp.                          204,932   3,492,041       0.1%
    National Health Investors, Inc.                                126,707   9,653,806       0.1%
    National Retail Properties, Inc.                               433,161  17,404,409       0.3%
    National Storage Affiliates Trust                              136,326   3,379,522       0.1%
    New Senior Investment Group, Inc.                              254,573   2,275,883       0.0%
    NexPoint Residential Trust, Inc.                                21,947     521,241       0.0%
    NorthStar Realty Europe Corp.                                  137,926   1,857,863       0.0%
#   Omega Healthcare Investors, Inc.                               614,059  17,721,743       0.3%
    One Liberty Properties, Inc.                                    30,807     746,454       0.0%
    Outfront Media, Inc.                                           252,849   5,929,309       0.1%
    Paramount Group, Inc.                                          631,023  10,045,886       0.2%
    Park Hotels & Resorts, Inc.                                    480,434  13,831,695       0.2%
#   Pebblebrook Hotel Trust                                        228,882   8,161,932       0.1%
#   Pennsylvania REIT                                              230,881   2,244,163       0.0%
    Physicians Realty Trust                                        562,308   9,772,913       0.2%
    Piedmont Office Realty Trust, Inc. Class A                     422,970   8,180,240       0.1%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
UNITED STATES -- (Continued)
    Prologis, Inc.                                               1,577,624 $  101,882,958       1.5%
    PS Business Parks, Inc.                                         61,868      8,186,992       0.1%
#   Public Storage                                                 454,129     94,118,235       1.4%
#   QTS Realty Trust, Inc. Class A                                 164,560      9,519,796       0.1%
*   Quality Care Properties, Inc.                                  295,855      4,683,385       0.1%
    Ramco-Gershenson Properties Trust                              242,205      3,059,049       0.1%
    Realty Income Corp.                                            766,205     41,122,222       0.6%
#   Regency Centers Corp.                                          509,713     31,372,811       0.5%
    Retail Opportunity Investments Corp.                           361,114      6,492,830       0.1%
    Retail Properties of America, Inc. Class A                     668,207      8,165,490       0.1%
    Rexford Industrial Realty, Inc.                                228,202      6,775,317       0.1%
    RLJ Lodging Trust                                              527,405     11,423,589       0.2%
#   Ryman Hospitality Properties, Inc.                             135,625      8,968,881       0.1%
    Sabra Health Care REIT, Inc.                                   502,979     10,019,342       0.2%
    Saul Centers, Inc.                                              28,821      1,761,540       0.0%
#*  SBA Communications Corp.                                       327,775     51,519,674       0.8%
    Select Income REIT                                             208,257      5,031,489       0.1%
    Senior Housing Properties Trust                                744,304     13,695,194       0.2%
#   Seritage Growth Properties REIT Class A                         15,817        650,553       0.0%
#   Simon Property Group, Inc.                                     928,999    144,301,415       2.1%
#   SL Green Realty Corp.                                          327,763     31,360,364       0.5%
    Sotherly Hotels, Inc.                                            8,638         51,310       0.0%
    Spirit Realty Capital, Inc.                                  1,699,739     14,124,831       0.2%
    STAG Industrial, Inc.                                          251,118      6,855,521       0.1%
    Starwood Waypoint Homes REIT                                   411,990     14,959,357       0.2%
    STORE Capital Corp.                                            605,871     14,958,955       0.2%
    Summit Hotel Properties, Inc.                                  318,015      5,027,817       0.1%
    Sun Communities, Inc.                                          254,389     22,961,151       0.3%
    Sunstone Hotel Investors, Inc.                                 708,886     11,569,020       0.2%
#   Tanger Factory Outlet Centers, Inc.                            289,822      6,593,450       0.1%
    Taubman Centers, Inc.                                          202,306      9,552,889       0.1%
    Terreno Realty Corp.                                           144,097      5,291,242       0.1%
    Tier REIT, Inc.                                                 64,971      1,271,482       0.0%
    UDR, Inc.                                                      758,996     29,441,455       0.4%
    UMH Properties, Inc.                                            87,661      1,309,655       0.0%
#*  Uniti Group, Inc.                                              386,811      6,769,192       0.1%
    Universal Health Realty Income Trust                            32,903      2,408,829       0.0%
    Urban Edge Properties                                          305,958      7,177,775       0.1%
    Urstadt Biddle Properties, Inc.                                  4,807         86,526       0.0%
    Urstadt Biddle Properties, Inc. Class A                         87,093      1,892,531       0.0%
    Ventas, Inc.                                                 1,054,352     66,160,588       1.0%
    VEREIT, Inc.                                                 3,240,315     25,566,085       0.4%
    Vornado Realty Trust                                           553,485     41,433,887       0.6%
    Washington Prime Group, Inc.                                   610,470      4,779,980       0.1%
#   Washington REIT                                                233,460      7,515,077       0.1%
    Weingarten Realty Investors                                    365,893     11,141,442       0.2%
    Welltower, Inc.                                              1,089,264     72,937,117       1.1%
#   Wheeler Real Estate Investment Trust, Inc.                      15,249        141,968       0.0%
    Whitestone REIT                                                117,228      1,566,166       0.0%
    WP Carey, Inc.                                                 297,172     20,252,272       0.3%
    Xenia Hotels & Resorts, Inc.                                   330,597      7,193,791       0.1%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         2,793,667,595      41.4%
                                                                           --------------      ----

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                                                                      PERCENTAGE
                                                                           SHARES       VALUE++     OF NET ASSETS**
                                                                         ----------- -------------- ---------------
AFFILIATED INVESTMENT COMPANIES -- (57.6%)
UNITED STATES -- (57.6%)
      DFA International Real Estate Securities Portfolio of DFA
        Investment Dimensions Group Inc.                                 467,157,379 $2,368,487,914       35.1%
      DFA Real Estate Securities Portfolio of DFA Investment Dimensions
        Group Inc.                                                        45,252,203  1,583,374,570       23.4%
                                                                                     --------------      -----
TOTAL UNITED STATES                                                                   3,951,862,484       58.5%
                                                                                     --------------      -----
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES                                                                           3,951,862,484       58.5%
                                                                                     --------------      -----
TOTAL INVESTMENT SECURITIES                                                           6,745,530,079
                                                                                     --------------

                                                                                        VALUE+
                                                                                     --------------
SECURITIES LENDING COLLATERAL -- (1.6%)
(S)@  DFA Short Term Investment Fund                                       9,319,863    107,840,139        1.6%
                                                                                     --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $6,118,037,872)                                  $6,853,370,218      101.5%
                                                                                     ==============      =====

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
   United States                 $2,793,667,595           --   --    $2,793,667,595
Affiliated Investment Companies
   United States                  3,951,862,484           --   --     3,951,862,484
Securities Lending Collateral                -- $107,840,139   --       107,840,139
                                 -------------- ------------   --    --------------
TOTAL                            $6,745,530,079 $107,840,139   --    $6,853,370,218
                                 ============== ============   ==    ==============

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
COMMON STOCKS -- (94.5%)

AUSTRALIA -- (5.8%)
*   A.C.N. 004 410 833, Ltd.                                     40,069,546 $   602,243       0.0%
#*  Alkane Resources, Ltd.                                        1,029,312     232,580       0.0%
    ALS, Ltd.                                                       864,739   5,191,756       0.0%
    Alumina, Ltd.                                                 5,180,507   9,296,506       0.1%
    Ansell, Ltd.                                                     10,502     193,311       0.0%
#   Ardent Leisure Group                                          1,850,204   2,656,026       0.0%
    Ausdrill, Ltd.                                                6,216,799  10,342,755       0.1%
    Austal, Ltd.                                                  1,952,963   2,635,987       0.0%
#*  Australian Agricultural Co., Ltd.                             9,764,810  11,000,254       0.1%
    Australian Pharmaceutical Industries, Ltd.                    8,497,931   9,809,395       0.1%
#   Automotive Holdings Group, Ltd.                               2,326,837   5,773,161       0.0%
    AVJennings, Ltd.                                                185,198      99,152       0.0%
    Bank of Queensland, Ltd.                                      1,000,927  10,246,732       0.1%
    Beach Energy, Ltd.                                           43,832,917  32,791,154       0.2%
#*  Beadell Resources, Ltd.                                       5,176,958     708,149       0.0%
*   Billabong International, Ltd.                                 1,403,442     685,790       0.0%
    BlueScope Steel, Ltd.                                         1,399,038  13,773,552       0.1%
*   Boart Longyear, Ltd.                                            975,493       8,230       0.0%
#   Brickworks, Ltd.                                              1,004,920  10,929,681       0.1%
#   Cabcharge Australia, Ltd.                                     2,087,361   2,648,212       0.0%
*   Capitol Health, Ltd.                                             42,658       8,987       0.0%
#*  Cardno, Ltd.                                                    424,111     431,389       0.0%
    Cedar Woods Properties, Ltd.                                    281,338   1,234,355       0.0%
    Cleanaway Waste Management, Ltd.                             38,939,394  44,812,495       0.3%
#*  Cooper Energy, Ltd.                                          10,337,768   2,299,871       0.0%
    CSR, Ltd.                                                    11,506,511  41,852,870       0.3%
#   Decmil Group, Ltd.                                            1,715,626   1,670,420       0.0%
*   Devine, Ltd.                                                     81,772      23,780       0.0%
    Donaco International, Ltd.                                      144,071      51,903       0.0%
#*  Doray Minerals, Ltd.                                          1,849,066     261,210       0.0%
    Downer EDI, Ltd.                                             13,482,483  72,345,552       0.5%
    Eclipx Group, Ltd.                                            1,415,396   4,394,280       0.0%
*   Emeco Holdings, Ltd.                                            438,817      80,604       0.0%
#*  Energy Resources of Australia, Ltd.                           1,521,385     658,489       0.0%
#*  Energy World Corp., Ltd.                                      1,522,900     349,028       0.0%
#   EQT Holdings, Ltd.                                               32,983     467,124       0.0%
    Estia Health, Ltd.                                            1,121,755   2,991,126       0.0%
    Event Hospitality and Entertainment, Ltd.                     1,368,396  13,999,967       0.1%
    Evolution Mining, Ltd.                                       11,617,533  20,869,729       0.1%
    Fairfax Media, Ltd.                                          28,485,204  23,995,912       0.2%
#   Fleetwood Corp., Ltd.                                           252,533     475,812       0.0%
#   FlexiGroup, Ltd.                                              2,829,530   3,182,459       0.0%
    G8 Education, Ltd.                                               10,420      36,400       0.0%
#   Gateway Lifestyle                                             1,642,123   2,482,387       0.0%
#   Genworth Mortgage Insurance Australia, Ltd.                   4,779,112  10,401,421       0.1%
    Global Construction Services, Ltd.                               60,704      40,264       0.0%
    GrainCorp, Ltd. Class A                                       5,010,929  32,637,129       0.2%
    Grange Resources, Ltd.                                          150,582      19,031       0.0%
#   Greencross, Ltd.                                                644,494   2,623,938       0.0%
    Healthscope, Ltd.                                             2,555,811   3,839,172       0.0%
    HFA Holdings, Ltd.                                            1,349,440   3,153,602       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
AUSTRALIA -- (Continued)
#   HT&E, Ltd.                                                    2,833,821 $ 3,774,388       0.0%
#   IMF Bentham, Ltd.                                             1,994,786   3,561,394       0.0%
#   Independence Group NL                                         4,178,258  12,838,411       0.1%
    iSelect, Ltd.                                                   255,338     312,254       0.0%
    IVE Group, Ltd.                                                   8,533      13,334       0.0%
#   Japara Healthcare, Ltd.                                       2,550,414   3,947,659       0.0%
    K&S Corp., Ltd.                                                  85,482     115,612       0.0%
#*  Karoon Gas Australia, Ltd.                                    1,096,589   1,009,266       0.0%
*   Kingsgate Consolidated, Ltd.                                  1,316,594     407,305       0.0%
*   Lemarne Corp., Ltd.                                               5,585       1,902       0.0%
    MACA, Ltd.                                                    3,113,613   4,988,136       0.0%
*   Macmahon Holdings, Ltd.                                       4,023,278     740,259       0.0%
    Mantra Group, Ltd.                                              688,411   2,056,954       0.0%
    MaxiTRANS Industries, Ltd.                                    4,017,253   2,141,317       0.0%
#*  Mayne Pharma Group, Ltd.                                      5,322,012   2,795,128       0.0%
    McPherson's, Ltd.                                             1,931,352   1,919,889       0.0%
#*  Medusa Mining, Ltd.                                             995,584     300,074       0.0%
    Melbourne IT, Ltd.                                              179,683     425,120       0.0%
#   Metcash, Ltd.                                                18,509,894  38,237,714       0.2%
#   Michael Hill International, Ltd.                                 13,999      11,403       0.0%
*   Mincor Resources NL                                             200,105      43,492       0.0%
    Mineral Resources, Ltd.                                       2,299,270  30,683,175       0.2%
#*  MMA Offshore, Ltd.                                              379,102      55,062       0.0%
    Monash IVF Group, Ltd.                                           14,207      16,969       0.0%
    Money3 Corp., Ltd.                                              888,592   1,062,488       0.0%
    Mount Gibson Iron, Ltd.                                       7,595,299   2,211,137       0.0%
#   Myer Holdings, Ltd.                                          19,276,946  11,294,167       0.1%
#   MyState, Ltd.                                                   374,987   1,371,484       0.0%
#   Nine Entertainment Co. Holdings, Ltd.                         6,683,475   7,679,209       0.1%
*   NRW Holdings, Ltd.                                            5,493,433   5,406,738       0.0%
    Nufarm, Ltd.(B672BY1)                                           585,757   4,070,646       0.0%
    Nufarm, Ltd.(6335331)                                         2,635,921  17,611,917       0.1%
    OZ Minerals, Ltd.                                             7,698,143  47,536,572       0.3%
#*  Paladin Energy, Ltd.                                          2,903,909      52,851       0.0%
*   Panoramic Resources, Ltd.                                       470,311     143,869       0.0%
    Paragon Care, Ltd.                                               41,470      26,650       0.0%
    Peet, Ltd.                                                    1,039,675   1,162,284       0.0%
#*  Perseus Mining, Ltd.                                          9,870,186   2,402,218       0.0%
#   PMP, Ltd.                                                     3,951,963   2,271,972       0.0%
#   Premier Investments, Ltd.                                     1,688,717  17,136,939       0.1%
    Primary Health Care, Ltd.                                    12,920,018  33,863,648       0.2%
    Prime Media Group, Ltd.                                         638,920     181,248       0.0%
    QMS Media, Ltd.                                                 106,321      78,550       0.0%
#   Qube Holdings, Ltd.                                              49,932      98,388       0.0%
#   Quintis, Ltd.                                                 5,342,275     961,611       0.0%
#*  Ramelius Resources, Ltd.                                      2,648,947     787,034       0.0%
#   RCG Corp., Ltd.                                                  79,916      45,916       0.0%
    RCR Tomlinson, Ltd.                                           2,405,580   7,925,941       0.1%
#   Reject Shop, Ltd. (The)                                           6,227      22,223       0.0%
#   Resolute Mining, Ltd.                                         8,647,756   6,782,123       0.1%
#   Retail Food Group, Ltd.                                         183,420     618,044       0.0%
    Ridley Corp., Ltd.                                            6,818,808   7,575,421       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
AUSTRALIA -- (Continued)
    Ruralco Holdings, Ltd.                                           88,121 $    194,181       0.0%
    RXP Services, Ltd.                                              190,104      115,079       0.0%
#   Select Harvests, Ltd.                                         1,002,097    3,604,503       0.0%
#*  Senex Energy, Ltd.                                            4,090,145    1,083,441       0.0%
    Service Stream, Ltd.                                          2,543,003    2,727,476       0.0%
    Seven Group Holdings, Ltd.                                    2,842,984   28,928,455       0.2%
    Seven West Media, Ltd.                                       17,764,435    9,196,720       0.1%
    Sigma Healthcare, Ltd.                                       14,907,719    8,620,459       0.1%
#   Silver Chef, Ltd.                                                11,264       62,661       0.0%
*   Silver Lake Resources, Ltd.                                   2,659,178      739,458       0.0%
    Sims Metal Management, Ltd.                                   3,644,469   36,953,449       0.2%
    Southern Cross Media Group, Ltd.                             10,193,512    8,758,961       0.1%
    Star Entertainment Grp, Ltd. (The)                            1,411,479    6,224,061       0.0%
    Sunland Group, Ltd.                                           4,745,378    6,215,514       0.0%
#   Tassal Group, Ltd.                                            4,309,570   13,902,113       0.1%
#   Tox Free Solutions, Ltd.                                      1,722,324    3,233,895       0.0%
    Treasury Wine Estates, Ltd.                                     766,754    9,204,063       0.1%
#*  Troy Resources, Ltd.                                          1,892,631      141,955       0.0%
    Villa World, Ltd.                                             1,777,317    3,540,480       0.0%
#   Village Roadshow, Ltd.                                        2,392,402    6,870,440       0.1%
#*  Virgin Australia Holdings, Ltd.                              26,116,205    3,709,319       0.0%
    Virtus Health, Ltd.                                             253,699    1,065,620       0.0%
#   Vocus Group, Ltd.                                             1,248,704    2,758,224       0.0%
*   Watpac, Ltd.                                                  1,774,411      965,159       0.0%
    Webster, Ltd.                                                    63,484       64,099       0.0%
#   Western Areas, Ltd.                                           2,704,892    5,770,668       0.0%
#*  Whitehaven Coal, Ltd.                                        13,223,011   37,794,281       0.2%
*   WorleyParsons, Ltd.                                           5,201,572   55,946,016       0.4%
    WPP AUNZ, Ltd.                                                6,162,062    4,338,418       0.0%
                                                                            ------------       ---
TOTAL AUSTRALIA                                                              974,822,005       6.0%
                                                                            ------------       ---
AUSTRIA -- (1.3%)
    Agrana Beteiligungs AG                                           93,570   11,600,883       0.1%
#   Austria Technologie & Systemtechnik AG                          490,918   10,510,414       0.1%
    BUWOG AG                                                        405,336   11,683,671       0.1%
    EVN AG                                                          130,161    2,054,606       0.0%
*   FACC AG                                                           3,610       62,951       0.0%
    Mayr Melnhof Karton AG                                           39,616    5,751,809       0.0%
    Oberbank AG                                                      42,502    3,938,124       0.0%
    POLYTEC Holding AG                                               28,599      711,615       0.0%
*   Raiffeisen Bank International AG                              1,535,503   53,398,841       0.3%
    Semperit AG Holding                                                 399       11,667       0.0%
    Strabag SE                                                      369,007   15,408,200       0.1%
    UNIQA Insurance Group AG                                      1,669,089   17,101,281       0.1%
    Verbund AG                                                      110,026    2,671,887       0.0%
#   Vienna Insurance Group AG Wiener Versicherung Gruppe            223,503    6,542,908       0.1%
    Wienerberger AG                                               2,684,294   68,872,121       0.4%
                                                                            ------------       ---
TOTAL AUSTRIA                                                                210,320,978       1.3%
                                                                            ------------       ---
BELGIUM -- (1.3%)
    Ackermans & van Haaren NV                                       268,532   45,989,925       0.3%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
BELGIUM -- (Continued)
*   AGFA-Gevaert NV                                              2,370,588 $ 11,137,928       0.1%
    Banque Nationale de Belgique                                     4,081   13,574,062       0.1%
    Barco NV                                                       128,596   13,175,074       0.1%
    Bekaert SA                                                     784,867   37,125,538       0.2%
    Cie d'Entreprises CFE                                           14,756    2,157,755       0.0%
    Cie Immobiliere de Belgique SA                                  43,747    2,707,818       0.0%
    D'ieteren SA                                                   428,858   19,613,459       0.1%
    Deceuninck NV                                                1,446,735    5,370,136       0.0%
#   Euronav NV                                                   2,262,630   18,750,911       0.1%
    Exmar NV                                                         3,877       25,786       0.0%
    Gimv NV                                                        112,141    6,758,495       0.1%
    Jensen-Group NV                                                 32,815    1,579,284       0.0%
#*  Nyrstar NV                                                     807,296    6,445,196       0.0%
    RealDolmen NV/SA                                                33,448      975,421       0.0%
    Recticel SA                                                    958,595    9,490,909       0.1%
#   Roularta Media Group NV                                         28,491      711,593       0.0%
    Sioen Industries NV                                             89,880    2,736,624       0.0%
    Sipef SA                                                        56,714    4,172,338       0.0%
*   Tessenderlo Group SA                                           279,530   13,414,301       0.1%
                                                                           ------------       ---
TOTAL BELGIUM                                                               215,912,553       1.3%
                                                                           ------------       ---
CANADA -- (7.8%)
#*  5N Plus, Inc.                                                  341,218      814,628       0.0%
    Acadian Timber Corp.                                            27,129      411,950       0.0%
*   Advantage Oil & Gas, Ltd.                                    6,304,849   33,378,900       0.2%
    Aecon Group, Inc.                                            1,801,251   27,128,368       0.2%
#*  Africa Oil Corp.                                               756,313      955,577       0.0%
#   AGF Management, Ltd. Class B                                 1,748,699   11,264,002       0.1%
    AGT Food & Ingredients, Inc.                                    36,601      656,214       0.0%
#*  Alacer Gold Corp.                                            7,037,867   10,965,129       0.1%
#   Alamos Gold, Inc. Class A                                    5,637,515   35,701,494       0.2%
#   Alaris Royalty Corp.                                           469,608    7,440,344       0.1%
    Algoma Central Corp.                                           243,410    2,462,213       0.0%
*   Alio Gold, Inc.                                                181,151      718,931       0.0%
*   Argonaut Gold, Inc.                                          3,165,031    5,716,241       0.0%
#*  Asanko Gold, Inc.                                              421,647      392,199       0.0%
#*  Athabasca Oil Corp.                                          4,885,631    4,392,940       0.0%
*   ATS Automation Tooling Systems, Inc.                         1,178,065   13,560,395       0.1%
*   AuRico Metals, Inc.                                            781,839      787,839       0.0%
    AutoCanada, Inc.                                               106,576    1,925,654       0.0%
*   B2Gold Corp.                                                 2,456,551    6,245,630       0.0%
#*  Ballard Power Systems, Inc.                                    775,270    3,876,050       0.0%
#*  Baytex Energy Corp.                                          3,030,964    8,340,378       0.1%
#*  Bellatrix Exploration, Ltd.                                    281,254      673,650       0.0%
    Birchcliff Energy, Ltd.                                      3,193,090   12,994,126       0.1%
#   Black Diamond Group, Ltd.                                      805,829    1,342,944       0.0%
#*  BlackPearl Resources, Inc.                                   3,005,751    2,539,546       0.0%
    Bonavista Energy Corp.                                       5,391,893   11,451,660       0.1%
#   Bonterra Energy Corp.                                          242,754    2,858,254       0.0%
    Boralex, Inc. Class A                                          121,112    2,151,684       0.0%
#*  Calfrac Well Services, Ltd.                                     27,300      110,038       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CANADA -- (Continued)
    Canaccord Genuity Group, Inc.                                2,230,597 $ 7,417,457       0.1%
#*  Canacol Energy, Ltd.                                           842,010   2,675,948       0.0%
#   Canadian Western Bank                                        2,752,067  77,521,211       0.5%
*   Canfor Corp.                                                   530,600  10,553,597       0.1%
#   CanWel Building Materials Group, Ltd.                          414,597   2,130,671       0.0%
*   Capstone Mining Corp.                                        4,037,198   4,600,171       0.0%
#   Cardinal Energy, Ltd.                                          177,745     661,325       0.0%
    Cascades, Inc.                                               2,075,336  24,998,621       0.2%
*   Celestica, Inc.                                                678,677   6,812,547       0.1%
*   Centerra Gold, Inc.                                          5,461,769  37,086,347       0.2%
#*  Cequence Energy, Ltd.                                          799,598      77,474       0.0%
    Cervus Equipment Corp.                                          15,793     185,462       0.0%
#*  China Gold International Resources Corp., Ltd.               4,230,309   6,558,110       0.1%
#   Clarke, Inc.                                                     9,000      69,762       0.0%
#   Cona Resources, Ltd.                                           671,740   1,114,273       0.0%
#*  Copper Mountain Mining Corp.                                 2,070,163   2,503,259       0.0%
#   Corus Entertainment, Inc. Class B                            2,319,689  21,522,888       0.1%
    Cott Corp.                                                     423,929   6,355,156       0.0%
*   Crew Energy, Inc.                                            4,920,723  16,668,134       0.1%
#*  Delphi Energy Corp.                                          4,282,780   3,983,673       0.0%
*   Denison Mines Corp.                                            181,561      74,589       0.0%
*   Detour Gold Corp.                                            1,631,705  17,390,856       0.1%
    Dominion Diamond Corp.                                       2,042,573  29,068,786       0.2%
    Dorel Industries, Inc. Class B                                 967,621  25,231,199       0.2%
*   DREAM Unlimited Corp. Class A                                   11,500      65,518       0.0%
*   Dundee Precious Metals, Inc.                                 1,397,606   2,794,995       0.0%
    E-L Financial Corp., Ltd.                                        2,109   1,351,960       0.0%
    ECN Capital Corp.                                            1,297,026   4,252,709       0.0%
    Eldorado Gold Corp.                                          2,037,056   2,557,965       0.0%
    Enbridge Income Fund Holdings, Inc.                            437,421  10,195,527       0.1%
    Enerflex, Ltd.                                               1,048,792  14,267,343       0.1%
    Enerplus Corp.                                                 363,325   3,331,629       0.0%
#   Ensign Energy Services, Inc.                                 3,518,621  18,109,948       0.1%
#   Equitable Group, Inc.                                          217,861  10,132,284       0.1%
*   Essential Energy Services Trust                                 16,550       7,569       0.0%
    Firm Capital Mortgage Investment Corp.                          25,705     253,045       0.0%
#*  First Majestic Silver Corp.                                    434,585   2,927,326       0.0%
*   Fortuna Silver Mines, Inc.                                      15,238      64,136       0.0%
*   Frontera Energy Corp.                                            2,200      65,654       0.0%
*   GASFRAC Energy Services, Inc.                                   42,951           4       0.0%
*   Gear Energy, Ltd.                                              100,500      62,321       0.0%
    Genesis Land Development Corp.                                  29,263      86,194       0.0%
#   Genworth MI Canada, Inc.                                     1,515,701  47,100,576       0.3%
*   GMP Capital, Inc.                                                4,322       8,811       0.0%
*   Golden Star Resources, Ltd.                                    187,720     146,963       0.0%
*   Gran Tierra Energy, Inc.                                     5,967,066  12,997,020       0.1%
#   Granite Oil Corp.                                              638,948   1,703,729       0.0%
    Guardian Capital Group, Ltd. Class A                            12,293     242,982       0.0%
*   Heroux-Devtek, Inc.                                            307,425   3,507,709       0.0%
    High Arctic Energy Services, Inc.                                3,300      11,025       0.0%
*   HNZ Group, Inc.                                                 12,532     180,194       0.0%
#   Home Capital Group, Inc.                                       623,155   6,743,077       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CANADA -- (Continued)
#   Horizon North Logistics, Inc.                                 1,363,825 $ 1,850,007       0.0%
    HudBay Minerals, Inc.                                         6,906,809  51,341,988       0.3%
#   Hudson's Bay Co.                                              1,005,026   8,779,663       0.1%
*   IAMGOLD Corp.                                                 9,625,835  52,826,069       0.3%
#*  Imperial Metals Corp.                                               703       1,618       0.0%
*   Indigo Books & Music, Inc.                                        3,842      55,094       0.0%
*   Interfor Corp.                                                  715,776  11,651,264       0.1%
*   Ivanhoe Mines, Ltd. Class A                                      85,657     310,068       0.0%
*   Kelt Exploration, Ltd.                                          106,230     582,164       0.0%
*   Kingsway Financial Services, Inc.                               212,363   1,160,499       0.0%
    Kirkland Lake Gold, Ltd.                                         36,130     423,724       0.0%
*   Knight Therapeutics, Inc.                                        24,778     160,948       0.0%
#   Laurentian Bank of Canada                                     1,139,011  52,973,149       0.3%
#   Liquor Stores N.A., Ltd.                                        849,124   6,456,791       0.0%
*   Major Drilling Group International, Inc.                        771,726   4,133,499       0.0%
*   Manitok Energy, Inc.                                             17,079         794       0.0%
    Martinrea International, Inc.                                 1,668,430  16,359,693       0.1%
#*  MEG Energy Corp.                                              3,166,284  14,063,102       0.1%
    Melcor Developments, Ltd.                                        65,624     765,554       0.0%
*   Midas Gold Corp.                                                 85,200      51,512       0.0%
#*  NAPEC, Inc.                                                      29,200      29,198       0.0%
    Nevsun Resources, Ltd.                                        4,217,776   9,938,795       0.1%
*   New Gold, Inc.                                               12,736,782  42,156,468       0.3%
    North American Energy Partners, Inc.                            293,866   1,184,484       0.0%
*   Novelion Therapeutics, Inc.                                     151,326     714,261       0.0%
*   NuVista Energy, Ltd.                                          1,103,484   6,859,888       0.1%
*   Obsidian Energy, Ltd.                                           487,463     517,653       0.0%
#   OceanaGold Corp.                                              4,004,849  10,740,855       0.1%
    Osisko Gold Royalties, Ltd.                                     103,765   1,306,212       0.0%
#*  Painted Pony Energy, Ltd.                                     2,684,470   5,639,031       0.0%
    Pan American Silver Corp.                                       357,522   5,841,845       0.0%
#*  Paramount Resources, Ltd. Class A                               953,272  16,315,201       0.1%
    Pembina Pipeline Corp.                                          129,776   4,290,322       0.0%
*   PHX Energy Services Corp.                                       115,822     201,999       0.0%
#*  Pine Cliff Energy, Ltd.                                          71,000      28,068       0.0%
    Pizza Pizza Royalty Corp.                                         1,833      24,381       0.0%
    Polaris Infrastructure, Inc.                                     43,174     628,819       0.0%
#*  Precision Drilling Corp.                                     10,960,723  32,879,620       0.2%
*   Primero Mining Corp.                                            355,747      23,439       0.0%
#*  Pulse Seismic, Inc.                                             472,656   1,223,681       0.0%
    Quarterhill, Inc.                                             1,938,186   3,665,742       0.0%
#*  Questerre Energy Corp. Class A                                  163,849      93,984       0.0%
#*  RB Energy, Inc.                                                 238,050         238       0.0%
    Reitmans Canada, Ltd. Class A                                   501,908   1,805,173       0.0%
*   RMP Energy, Inc.                                              2,391,812   1,390,481       0.0%
    Rocky Mountain Dealerships, Inc.                                254,695   2,321,691       0.0%
    Russel Metals, Inc.                                              70,890   1,584,736       0.0%
#*  Sabina Gold & Silver Corp.                                    1,590,232   2,625,528       0.0%
#*  Sandstorm Gold, Ltd.                                          2,072,090   8,930,176       0.1%
*   SEMAFO, Inc.                                                    744,200   1,869,009       0.0%
*   Sherritt International Corp.                                  4,057,414   4,151,451       0.0%
#*  Sierra Wireless, Inc.                                           474,440  10,613,393       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
CANADA -- (Continued)
*   Sonde Resources Corp.                                          463,104 $           46       0.0%
*   Southern Pacific Resource Corp.                                156,000             16       0.0%
#*  Spartan Energy Corp.                                           675,732      3,577,437       0.0%
*   Sprott Resource Holdings, Inc.                               1,186,730        133,382       0.0%
#   Sprott, Inc.                                                   274,352        452,965       0.0%
*   SSR Mining, Inc.                                             2,253,080     21,638,368       0.1%
#*  Stornoway Diamond Corp.                                        304,532        153,434       0.0%
#   Stuart Olson, Inc.                                             322,572      1,332,694       0.0%
*   SunOpta, Inc.                                                    2,641         24,566       0.0%
#   Surge Energy, Inc.                                           8,403,751     14,070,306       0.1%
    Tahoe Resources, Inc.                                        1,503,216      7,212,546       0.1%
*   Tamarack Valley Energy, Ltd.                                   484,212      1,133,494       0.0%
#*  Taseko Mines, Ltd.                                             920,725      2,019,729       0.0%
#*  Tembec, Inc.                                                   144,749        526,217       0.0%
#*  Teranga Gold Corp.                                           1,540,573      3,128,673       0.0%
#   Timbercreek Financial Corp.                                    104,397        767,946       0.0%
    TMX Group, Ltd.                                                366,332     20,016,078       0.1%
#   TORC Oil & Gas, Ltd.                                         5,376,350     28,296,579       0.2%
    Total Energy Services, Inc.                                    297,485      3,502,673       0.0%
    TransAlta Corp.                                              5,456,440     32,270,861       0.2%
    Transcontinental, Inc. Class A                               1,070,124     23,756,570       0.2%
*   TransGlobe Energy Corp.                                        489,628        827,369       0.0%
*   Trevali Mining Corp.                                         1,448,607      1,538,324       0.0%
*   Trican Well Service, Ltd.                                    4,536,055     17,052,837       0.1%
*   Trinidad Drilling, Ltd.                                      6,018,703      7,931,010       0.1%
#*  UrtheCast Corp.                                                173,663        144,708       0.0%
    Wajax Corp.                                                     11,828        215,088       0.0%
*   Western Energy Services Corp.                                  143,164        136,495       0.0%
    WestJet Airlines, Ltd.                                          33,472        699,485       0.0%
#   Whitecap Resources, Inc.                                     6,048,772     43,416,502       0.3%
*   Xtreme Drilling Corp.                                          125,500        204,287       0.0%
    Yamana Gold, Inc.                                            7,391,499     19,193,490       0.1%
*   Yangarra Resources, Ltd.                                       351,600      1,076,521       0.0%
#*  Yellow Pages, Ltd.                                              71,972        461,924       0.0%
                                                                           --------------       ---
TOTAL CANADA                                                                1,320,142,349       8.2%
                                                                           --------------       ---
DENMARK -- (1.9%)
    Alm Brand A.S.                                               2,142,819     22,163,084       0.1%
*   Bang & Olufsen A.S.                                             88,557      2,052,583       0.0%
    Brodrene Hartmann A.S.                                          36,483      1,983,314       0.0%
#*  D/S Norden A.S.                                                176,654      3,669,826       0.0%
    DFDS A.S.                                                      356,733     20,687,640       0.1%
    FLSmidth & Co. A.S.                                             99,603      6,827,964       0.0%
    Harboes Bryggeri A.S. Class B                                   25,276        440,992       0.0%
    Jyske Bank A.S.                                                985,274     55,675,995       0.4%
    Matas A.S.                                                      61,800        692,027       0.0%
*   Nilfisk Holding A.S.                                           205,800      9,890,126       0.1%
*   NKT A.S.                                                       206,522      8,853,853       0.1%
    Nordjyske Bank A.S.                                              1,282         24,289       0.0%
    Parken Sport & Entertainment A.S.                                3,027         34,535       0.0%
    Per Aarsleff Holding A.S.                                      370,040     10,256,761       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
DENMARK -- (Continued)
    Ringkjoebing Landbobank A.S.                                      7,611 $    379,941       0.0%
*   Santa Fe Group A.S.                                              73,540      575,757       0.0%
    Schouw & Co. AB                                                 277,229   28,849,366       0.2%
    Solar A.S. Class B                                               13,805      886,443       0.0%
    Spar Nord Bank A.S.                                           1,385,133   17,616,864       0.1%
    Sydbank A.S.                                                  1,549,002   60,470,642       0.4%
    TDC A.S.                                                     10,539,047   62,308,938       0.4%
*   TK Development A.S.                                             805,645    1,185,009       0.0%
    United International Enterprises                                  6,137    1,274,543       0.0%
                                                                            ------------       ---
TOTAL DENMARK                                                                316,800,492       2.0%
                                                                            ------------       ---
FINLAND -- (2.1%)
    Afarak Group Oyj                                                 12,614       12,279       0.0%
    Ahlstrom-Munksjo Oyj                                            160,543    3,523,046       0.0%
    Aktia Bank Oyj                                                  324,357    3,502,733       0.0%
    Alma Media Oyj                                                   48,422      392,171       0.0%
    Apetit Oyj                                                       47,200      736,694       0.0%
    Aspo Oyj                                                         44,460      475,485       0.0%
    Atria Oyj                                                       227,119    3,166,565       0.0%
    Cargotec Oyj Class B                                            934,497   55,166,442       0.4%
    Cramo Oyj                                                       720,048   15,985,920       0.1%
    Digia Oyj                                                         9,964       29,116       0.0%
    Finnair Oyj                                                   1,384,264   18,053,132       0.1%
    Fiskars Oyj Abp                                                  98,820    2,468,481       0.0%
    HKScan Oyj Class A                                              621,609    2,282,629       0.0%
    Kemira Oyj                                                    2,528,882   35,631,340       0.2%
    Kesko Oyj Class A                                                24,292    1,231,666       0.0%
    Kesko Oyj Class B                                             1,494,944   76,344,755       0.5%
    Konecranes Oyj                                                   18,933      871,745       0.0%
    Lemminkainen Oyj                                                 99,460    2,667,620       0.0%
    Metsa Board Oyj                                               4,908,528   36,411,960       0.2%
    Oriola Oyj Class B                                              408,002    1,529,980       0.0%
    Outokumpu Oyj                                                 4,991,027   47,179,972       0.3%
*   Outotec Oyj                                                      10,769       85,664       0.0%
    Raisio Oyj Class V                                            1,796,578    7,426,176       0.1%
    Sanoma Oyj                                                    1,348,602   16,008,634       0.1%
#   SRV Group OYJ                                                    53,962      259,909       0.0%
#*  Stockmann Oyj Abp Class B                                        61,361      394,130       0.0%
    Teleste Oyj                                                       9,012       83,472       0.0%
    Valmet Oyj                                                      351,603    6,817,164       0.1%
#   YIT Oyj                                                       2,013,766   15,304,216       0.1%
                                                                            ------------       ---
TOTAL FINLAND                                                                354,043,096       2.2%
                                                                            ------------       ---
FRANCE -- (4.8%)
#   Actia Group                                                     230,776    1,769,563       0.0%
#*  Air France-KLM                                                2,538,913   39,753,457       0.3%
    Albioma SA                                                      345,293    8,231,043       0.1%
    Altamir                                                         302,536    5,455,333       0.0%
#*  Antalis International SAS                                       165,001      401,676       0.0%
    Arkema SA                                                       467,290   59,033,371       0.4%
#   Assystem                                                         56,500    2,186,196       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FRANCE -- (Continued)
    Aubay                                                           62,217 $ 2,504,692       0.0%
    Axway Software SA                                               21,272     584,881       0.0%
    Beneteau SA                                                     35,442     637,618       0.0%
*   Bigben Interactive                                             117,833   1,851,288       0.0%
    Bonduelle SCA                                                  259,638  12,254,208       0.1%
#   Bourbon Corp.                                                  168,470   1,505,193       0.0%
    Burelle SA                                                      10,098  15,090,816       0.1%
#   Casino Guichard Perrachon SA                                   168,017   9,593,675       0.1%
*   Cegedim SA                                                      53,467   2,080,976       0.0%
#*  CGG SA                                                          19,577      93,497       0.0%
    Chargeurs SA(5021318)                                          305,513   8,618,264       0.1%
*   Chargeurs SA(BDH48T0)                                            3,425      91,841       0.0%
    Cie des Alpes                                                  152,552   4,838,702       0.0%
*   Coface SA                                                      267,986   2,928,089       0.0%
    Derichebourg SA                                              1,889,910  20,151,830       0.1%
    Dom Security                                                    11,357     813,356       0.0%
#   Elis SA                                                        125,792   3,279,670       0.0%
*   Eramet                                                          67,939   5,595,316       0.0%
*   Esso SA Francaise                                               19,405   1,324,800       0.0%
    Euler Hermes Group                                             111,051  12,883,182       0.1%
#   Eutelsat Communications SA                                   1,750,534  43,847,323       0.3%
    Exel Industries Class A                                            498      66,214       0.0%
    Fleury Michon SA                                                23,776   1,405,114       0.0%
*   Fnac Darty SA                                                  118,799  11,228,202       0.1%
    Gaumont SA                                                      19,566   2,269,971       0.0%
    Gevelot SA                                                       3,986     933,753       0.0%
    GL Events                                                      179,230   5,460,103       0.0%
    Groupe Crit                                                      4,469     421,745       0.0%
    Groupe Open                                                     28,224     953,275       0.0%
#   Guerbet                                                         28,363   2,553,490       0.0%
    Haulotte Group SA                                                  551      10,041       0.0%
*   HiPay Group SA                                                   8,504     134,486       0.0%
    Imerys SA                                                       12,486   1,136,922       0.0%
    IPSOS                                                          514,257  19,006,601       0.1%
    Jacquet Metal Service                                          298,160   9,641,841       0.1%
#   Korian SA                                                      625,058  20,313,257       0.1%
    Lagardere SCA                                                1,721,801  56,700,994       0.4%
#   Laurent-Perrier                                                  1,899     178,095       0.0%
    LISI                                                           228,764  10,501,082       0.1%
    Manitou BF SA                                                   61,240   2,426,499       0.0%
    Manutan International                                           28,589   2,820,071       0.0%
    Mersen SA                                                      273,154  11,988,909       0.1%
    MGI Coutier                                                    105,224   4,272,228       0.0%
    Mr Bricolage                                                   102,786   2,016,200       0.0%
*   Naturex                                                          2,490     282,783       0.0%
    Neopost SA                                                     672,150  24,775,872       0.2%
    Nexans SA                                                      745,689  48,803,398       0.3%
    Nexity SA                                                      684,187  42,051,608       0.3%
*   NRJ Group                                                        8,015     101,172       0.0%
#*  Pierre & Vacances SA                                           120,231   6,430,206       0.1%
    Plastivaloire                                                  136,468   3,494,578       0.0%
    PSB Industries SA                                               15,761     871,991       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
FRANCE -- (Continued)
#   Rallye SA                                                      508,455 $  8,692,802       0.1%
    Rexel SA                                                     5,345,004   95,312,221       0.6%
    Rothschild & Co.                                               166,054    5,963,435       0.0%
    Samse SA                                                           151       27,632       0.0%
    Savencia SA                                                    133,590   12,760,715       0.1%
    Seche Environnement SA                                          30,373    1,100,368       0.0%
#*  Sequana SA                                                     108,086      100,741       0.0%
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco    82,348    4,030,137       0.0%
*   SOITEC                                                          36,665    2,885,378       0.0%
    Sopra Steria Group                                              75,908   14,239,735       0.1%
#*  Ste Industrielle d'Aviation Latecoere SA                       949,208    6,013,805       0.0%
    Stef SA                                                          2,370      261,987       0.0%
    Sword Group                                                     73,314    3,006,640       0.0%
    Teleperformance                                                 92,531   13,513,605       0.1%
    Television Francaise 1                                       1,440,128   20,475,152       0.1%
    Total Gabon                                                      4,164      682,115       0.0%
    Trigano SA                                                     134,714   21,739,110       0.1%
*   Ubisoft Entertainment SA                                       186,821   14,254,372       0.1%
    Vicat SA                                                       268,361   20,757,847       0.1%
    Vilmorin & Cie SA                                               62,439    6,012,649       0.0%
    Vranken-Pommery Monopole SA                                     71,676    2,011,942       0.0%
                                                                           ------------       ---
TOTAL FRANCE                                                                814,492,945       5.0%
                                                                           ------------       ---
GERMANY -- (7.1%)
    Aareal Bank AG                                               1,761,663   73,245,341       0.5%
*   Adler Modemaerkte AG                                             3,827       25,980       0.0%
#*  ADVA Optical Networking SE                                     917,174    5,759,884       0.0%
*   AIXTRON SE                                                     347,632    5,426,725       0.0%
    Allgeier SE                                                     65,734    1,743,289       0.0%
*   AS Creation Tapeten                                             20,562      517,987       0.0%
#   Aurubis AG                                                   1,158,293   94,917,925       0.6%
    Bauer AG                                                       287,547    9,306,631       0.1%
    BayWa AG                                                       306,954   11,996,007       0.1%
    Bechtle AG                                                      55,853    4,470,248       0.0%
    Bertrandt AG                                                     1,126      106,232       0.0%
    Bijou Brigitte AG                                               16,802    1,054,121       0.0%
#   Bilfinger SE                                                   605,406   24,424,732       0.2%
#   Biotest AG                                                     138,215    4,372,040       0.0%
    Borussia Dortmund GmbH & Co. KGaA                            1,296,743   10,788,029       0.1%
    CENTROTEC Sustainable AG                                       154,736    3,347,275       0.0%
    Comdirect Bank AG                                              136,431    1,891,246       0.0%
    CropEnergies AG                                                362,028    3,834,892       0.0%
    Data Modul AG                                                    2,730      244,089       0.0%
*   DEAG Deutsche Entertainment AG                                  38,738      125,595       0.0%
    Deutsche Beteiligungs AG                                       151,911    7,723,307       0.1%
    Deutsche Pfandbriefbank AG                                   1,108,123   15,949,443       0.1%
    Deutz AG                                                     2,380,079   20,162,791       0.1%
    DMG Mori AG                                                    355,653   20,592,671       0.1%
    Dr Hoenle AG                                                     4,172      193,300       0.0%
    Draegerwerk AG & Co. KGaA                                       47,272    4,195,046       0.0%
    Eckert & Ziegler AG                                             62,833    2,661,171       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
GERMANY -- (Continued)
    EDAG Engineering Group AG                                        6,457 $    100,551       0.0%
    Elmos Semiconductor AG                                         281,346    7,932,372       0.1%
#   ElringKlinger AG                                               289,463    5,062,511       0.0%
*   Euromicron AG                                                   28,709      291,631       0.0%
*   First Sensor AG                                                 32,458      799,539       0.0%
    Fraport AG Frankfurt Airport Services Worldwide                235,705   22,397,553       0.2%
#   Gerry Weber International AG                                   200,934    2,497,521       0.0%
    Gesco AG                                                        72,846    2,596,520       0.0%
#   Grammer AG                                                     315,091   18,307,106       0.1%
*   H&R GmbH & Co. KGaA                                            161,073    2,851,305       0.0%
*   Hapag-Lloyd AG                                                  35,186    1,546,224       0.0%
*   Heidelberger Druckmaschinen AG                               3,531,333   14,117,253       0.1%
    Hella GmbH & Co KGaA                                           101,273    6,117,271       0.1%
    Hornbach Baumarkt AG                                            73,316    2,677,066       0.0%
    Indus Holding AG                                               240,130   16,842,526       0.1%
    Isra Vision AG                                                  63,414   12,339,354       0.1%
    Jenoptik AG                                                    993,726   33,492,857       0.2%
#   K+S AG                                                       2,643,663   64,272,147       0.4%
    Kloeckner & Co. SE                                           1,735,900   20,471,607       0.1%
    Koenig & Bauer AG                                               18,819    1,465,193       0.0%
    KSB AG                                                           5,771    3,128,482       0.0%
    KWS Saat SE                                                     13,092    5,515,858       0.0%
    Lanxess AG                                                   1,003,616   78,692,143       0.5%
    Leifheit AG                                                     86,972    3,092,731       0.0%
    Leoni AG                                                       772,858   51,420,574       0.3%
*   Manz AG                                                         25,692    1,146,261       0.0%
*   Mediclin AG                                                    649,019    4,273,954       0.0%
    MLP SE                                                       1,074,130    7,428,102       0.1%
    Nexus AG                                                       161,513    4,916,635       0.0%
#*  Nordex SE                                                      174,177    1,808,877       0.0%
    OHB SE                                                             604       29,437       0.0%
    OSRAM Licht AG                                                 784,624   60,078,459       0.4%
*   Patrizia Immobilien AG                                         152,400    3,228,195       0.0%
    PNE Wind AG                                                    776,823    2,339,418       0.0%
    Progress-Werk Oberkirch AG                                       4,752      268,413       0.0%
    Puma SE                                                          3,942    1,780,571       0.0%
#   QSC AG                                                       2,150,784    4,300,228       0.0%
    Rheinmetall AG                                               1,053,108  125,075,918       0.8%
#   RHOEN-KLINIKUM AG                                              556,546   19,436,839       0.1%
#   RIB Software SE                                                  7,410      182,792       0.0%
    S&T AG                                                         181,100    3,504,420       0.0%
    SAF-Holland SA                                                 592,710   11,766,022       0.1%
#   Salzgitter AG                                                1,321,837   63,953,772       0.4%
    SHW AG                                                         100,857    4,009,569       0.0%
    Sixt Leasing SE                                                 18,446      407,691       0.0%
#   Sixt SE                                                        193,156   18,079,412       0.1%
#   SMA Solar Technology AG                                         98,877    4,602,281       0.0%
    Software AG                                                    287,132   14,594,929       0.1%
    Suedzucker AG                                                1,298,855   25,739,250       0.2%
#*  SUESS MicroTec SE                                              374,946    7,217,449       0.1%
    Surteco SE                                                      68,156    2,043,347       0.0%
    Takkt AG                                                         1,942       40,356       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ----------- -------------- ---------------
GERMANY -- (Continued)
#   Technotrans AG                                                    48,462 $    2,813,627       0.0%
*   Tele Columbus AG                                                  18,802        196,090       0.0%
#*  Tom Tailor Holding SE                                            259,228      2,673,835       0.0%
    Uniper SE                                                        841,035     23,631,894       0.2%
    VERBIO Vereinigte BioEnergie AG                                  407,313      3,825,628       0.0%
*   Vossloh AG                                                        15,234        965,099       0.0%
#   VTG AG                                                           317,548     18,339,109       0.1%
    Wacker Chemie AG                                                 145,282     22,690,117       0.2%
    Wacker Neuson SE                                                 699,554     22,785,280       0.2%
    Wuestenrot & Wuerttembergische AG                                 84,966      2,281,346       0.0%
    Zeal Network SE                                                    3,251         87,365       0.0%
                                                                             --------------       ---
TOTAL GERMANY                                                                 1,199,645,879       7.4%
                                                                             --------------       ---
GREECE -- (0.0%)
*   Tropea Holding SA                                                  4,581          2,001       0.0%
                                                                             --------------       ---
HONG KONG -- (3.4%)
    Aeon Credit Service Asia Co., Ltd.                                50,000         39,293       0.0%
    Agritrade Resources, Ltd.                                      6,715,000      1,738,243       0.0%
    Alco Holdings, Ltd.                                            3,192,000        745,711       0.0%
    Allied Group, Ltd.                                             2,033,000     12,494,610       0.1%
#   Allied Properties HK, Ltd.                                    38,124,372      8,119,469       0.1%
#*  APAC Resources, Ltd.                                             172,000         24,693       0.0%
    APT Satellite Holdings, Ltd.                                   2,869,625      1,372,901       0.0%
#   Asia Financial Holdings, Ltd.                                  4,718,106      2,814,437       0.0%
    Asia Standard Hotel Group, Ltd.                                6,064,077        388,990       0.0%
#   Asia Standard International Group, Ltd.                       10,001,503      2,679,226       0.0%
    Associated International Hotels, Ltd.                          1,577,000      5,173,339       0.0%
    BeijingWest Industries International, Ltd.                       238,000         44,257       0.0%
    BOE Varitronix, Ltd.                                           3,138,000      2,297,591       0.0%
*   Bonjour Holdings, Ltd.                                           448,000         17,524       0.0%
    CCT Fortis Holdings, Ltd.                                      3,994,000        491,027       0.0%
    Century City International Holdings, Ltd.                     29,999,300      2,848,415       0.0%
*   Champion Technology Holdings, Ltd.                             5,639,168        737,297       0.0%
    Chen Hsong Holdings                                            2,032,000        607,908       0.0%
    Cheuk Nang Holdings, Ltd.                                      4,475,286      2,886,327       0.0%
    Chevalier International Holdings, Ltd.                         2,760,858      4,562,991       0.0%
    China Flavors & Fragrances Co., Ltd.                           2,703,291        720,346       0.0%
#*  China Strategic Holdings, Ltd.                                37,880,000        563,757       0.0%
    Chinney Investments, Ltd.                                      1,148,000        563,081       0.0%
    Chong Hing Bank, Ltd.                                            341,000        698,721       0.0%
    Chow Sang Sang Holdings International, Ltd.                      382,000        833,111       0.0%
    Chuang's China Investments, Ltd.                              31,164,415      2,558,059       0.0%
    Chuang's Consortium International, Ltd.                       23,541,520      5,498,466       0.1%
    CITIC Telecom International Holdings, Ltd.                     3,819,000      1,092,133       0.0%
    CNT Group, Ltd.                                                1,680,000         77,513       0.0%
#   Cowell e Holdings, Inc.                                        7,423,000      3,651,131       0.0%
*   CP Lotus Corp.                                                 1,170,000         22,114       0.0%
    CSI Properties, Ltd.                                         121,695,476      6,323,317       0.1%
*   CST Group, Ltd.                                               71,384,000        449,025       0.0%
#   CW Group Holdings, Ltd.                                        2,804,500        507,333       0.0%
    Dah Sing Banking Group, Ltd.                                   7,875,488     17,429,211       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
HONG KONG -- (Continued)
    Dah Sing Financial Holdings, Ltd.                              3,822,556 $25,687,836       0.2%
    Dickson Concepts International, Ltd.                             918,500     358,087       0.0%
    Dynamic Holdings, Ltd.                                           394,000     391,086       0.0%
    Eagle Nice International Holdings, Ltd.                        2,894,000   1,429,175       0.0%
    EcoGreen International Group, Ltd.                             1,311,840     265,704       0.0%
    Emperor Capital Group, Ltd.                                   22,506,000   1,935,723       0.0%
    Emperor Entertainment Hotel, Ltd.                              9,965,000   2,414,329       0.0%
    Emperor International Holdings, Ltd.                          34,712,333  12,284,501       0.1%
    Emperor Watch & Jewellery, Ltd.                               50,650,000   2,537,032       0.0%
#*  Esprit Holdings, Ltd.                                          8,896,600   5,383,193       0.1%
*   eSun Holdings, Ltd.                                           17,420,400   3,150,903       0.0%
    Far East Consortium International, Ltd.                       28,932,773  15,803,616       0.1%
*   Far East Holdings International, Ltd.                             66,000       7,456       0.0%
#   FIH Mobile, Ltd.                                              42,060,000  13,207,511       0.1%
    First Pacific Co., Ltd.                                       15,134,000  11,531,501       0.1%
*   First Shanghai Investments, Ltd.                              12,816,000   1,744,032       0.0%
    Fountain SET Holdings, Ltd.                                   17,194,000   2,578,946       0.0%
#   Future Bright Holdings, Ltd.                                   1,566,000     144,607       0.0%
*   G-Resources Group, Ltd.                                      424,092,000   5,599,565       0.1%
*   GCL New Energy Holdings, Ltd.                                  5,700,000     416,695       0.0%
    Get Nice Financial Group, Ltd.                                 4,709,324   1,359,167       0.0%
#   Get Nice Holdings, Ltd.                                      152,762,999   6,566,475       0.1%
*   Global Brands Group Holding, Ltd.                             97,658,000  11,394,931       0.1%
    Glorious Sun Enterprises, Ltd.                                 2,976,000     343,643       0.0%
    Gold Peak Industries Holdings, Ltd.                            7,973,907     843,127       0.0%
    Golden Resources Development International, Ltd.              12,045,000     764,629       0.0%
*   Good Resources Holdings, Ltd.                                    250,000      13,144       0.0%
    Great Eagle Holdings, Ltd.                                     3,330,481  18,336,180       0.1%
    Guangnan Holdings, Ltd.                                        6,292,000     798,707       0.0%
    Guoco Group, Ltd.                                                 19,000     300,607       0.0%
#   Haitong International Securities Group, Ltd.                  13,454,861   7,631,345       0.1%
    Hanison Construction Holdings, Ltd.                            7,072,724   1,315,457       0.0%
*   Hao Tian Development Group, Ltd.                               5,582,033     193,393       0.0%
    Harbour Centre Development, Ltd.                               2,204,000   4,176,537       0.0%
    High Fashion International, Ltd.                                 902,000     242,667       0.0%
    HKR International, Ltd.                                       18,245,598  11,644,283       0.1%
    Hon Kwok Land Investment Co., Ltd.                             7,146,935   4,735,527       0.0%
    Hong Kong Ferry Holdings Co., Ltd.                             2,388,000   2,747,330       0.0%
    Hong Kong Shanghai Alliance Holdings, Ltd.                       572,000      63,846       0.0%
*   Hong Kong Television Network, Ltd.                               242,000      86,914       0.0%
#   Hongkong & Shanghai Hotels, Ltd. (The)                         7,152,061  11,616,510       0.1%
    Hongkong Chinese, Ltd.                                        22,553,100   4,017,536       0.0%
    Hopewell Holdings, Ltd.                                        6,282,000  24,162,179       0.2%
*   Hsin Chong Group Holdings, Ltd.                               25,756,000     433,482       0.0%
*   Huan Yue Interactive Holdings, Ltd.                            1,289,000     140,515       0.0%
*   Huisheng International Holdings, Ltd.                          2,836,000     143,741       0.0%
    Hung Hing Printing Group, Ltd.                                 7,893,275   1,567,280       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.         11,642,000   4,179,858       0.0%
*   International Standard Resources Holdings, Ltd.                4,555,875      27,464       0.0%
    IPE Group, Ltd.                                               10,905,000   2,738,245       0.0%
    ITC Properties Group, Ltd.                                     1,074,112     399,566       0.0%
*   Jinhui Holdings Co., Ltd.                                         86,000      13,313       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HONG KONG -- (Continued)
*   Kantone Holdings, Ltd.                                        1,007,055 $    41,296       0.0%
#   Keck Seng Investments                                         2,818,000   2,378,012       0.0%
    Kerry Logistics Network, Ltd.                                 1,015,500   1,400,165       0.0%
*   Kong Sun Holdings, Ltd.                                         375,000      17,756       0.0%
#   Kowloon Development Co., Ltd.                                10,117,277  11,542,001       0.1%
    Kwoon Chung Bus Holdings, Ltd.                                  156,000      91,209       0.0%
    Lai Sun Development Co., Ltd.                                 7,077,133  12,796,713       0.1%
#   Lai Sun Garment International, Ltd.                           7,897,733  15,440,220       0.1%
*   Lerado Financial Group Co., Ltd.                                658,400       8,043       0.0%
    Lippo China Resources, Ltd.                                   8,298,000     266,261       0.0%
    Lippo, Ltd.                                                   4,668,500   2,838,204       0.0%
    Liu Chong Hing Investment, Ltd.                               4,252,000   7,307,708       0.1%
    Luks Group Vietnam Holdings Co., Ltd.                         1,064,642     356,039       0.0%
    Lung Kee Bermuda Holdings                                       602,000     287,104       0.0%
*   Macau Legend Development, Ltd.                                1,985,000     318,395       0.0%
    Magnificent Hotel Investment, Ltd.                           38,616,600   1,164,666       0.0%
*   Mason Group Holdings, Ltd.                                   40,260,400     681,796       0.0%
#*  Master Glory Group, Ltd.                                      8,192,596     101,920       0.0%
    Melco International Development, Ltd.                         3,807,000  10,433,721       0.1%
    Ming Fai International Holdings, Ltd.                         2,592,000     402,138       0.0%
#   Miramar Hotel & Investment                                    2,100,000   4,533,984       0.0%
*   Mongolian Mining Corp.                                       14,222,500     437,422       0.0%
    NagaCorp, Ltd.                                                1,770,000   1,430,046       0.0%
    Nanyang Holdings, Ltd.                                           98,850     575,552       0.0%
    National Electronic Hldgs                                     4,835,648     688,897       0.0%
*   Neo-Neon Holdings, Ltd.                                       5,982,000     652,310       0.0%
#*  Newocean Energy Holdings, Ltd.                               16,308,000   4,161,922       0.0%
*   Next Digital, Ltd.                                            1,450,000      89,262       0.0%
*   O Luxe Holdings, Ltd.                                         1,500,000     338,599       0.0%
    Orange Sky Golden Harvest Entertainment Holdings, Ltd.       21,240,000   1,443,658       0.0%
    Orient Overseas International, Ltd.                           3,760,000  36,211,444       0.2%
    Oriental Watch Holdings                                       2,172,000     467,381       0.0%
*   Pacific Andes International Holdings, Ltd.                   88,958,890     312,441       0.0%
#*  Pacific Basin Shipping, Ltd.                                 88,700,000  20,254,546       0.1%
*   Pacific Plywood Holdings, Ltd.                                2,960,000     178,477       0.0%
    Paliburg Holdings, Ltd.                                      11,071,041   4,784,637       0.0%
    Papeles y Cartones de Europa SA                               1,129,301  11,732,509       0.1%
    Playmates Holdings, Ltd.                                     30,957,000   4,127,486       0.0%
    Pokfulam Development Co.                                        260,000     642,627       0.0%
    Polytec Asset Holdings, Ltd.                                 39,314,190   3,325,988       0.0%
*   PT International Development Co., Ltd.                          352,000      23,904       0.0%
    Public Financial Holdings, Ltd.                               1,908,444     861,522       0.0%
*   PYI Corp., Ltd.                                              58,558,086   1,300,117       0.0%
    Regal Hotels International Holdings, Ltd.                     8,894,623   6,318,874       0.1%
*   Rich Goldman Holdings, Ltd.                                      97,691       4,641       0.0%
    Safety Godown Co., Ltd.                                         140,000     333,868       0.0%
#   SEA Holdings, Ltd.                                            2,491,368   2,592,879       0.0%
    Shangri-La Asia, Ltd.                                           992,000   1,975,117       0.0%
    Shun Ho Property Investments, Ltd.                              271,173     101,459       0.0%
    Shun Tak Holdings, Ltd.                                      49,710,546  21,426,198       0.1%
    Singamas Container Holdings, Ltd.                            21,410,000   4,448,082       0.0%
    Sitoy Group Holdings, Ltd.                                    2,440,000     563,175       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
HONG KONG -- (Continued)
*   SOCAM Development, Ltd.                                         738,120 $    174,267       0.0%
*   Solartech International Holdings, Ltd.                        2,420,000      226,350       0.0%
#   Soundwill Holdings, Ltd.                                      1,716,500    3,714,947       0.0%
*   South China Holdings Co., Ltd.                               30,297,751    1,107,238       0.0%
    Strong Petrochemical Holdings, Ltd.                             246,000       49,944       0.0%
    Sun Hung Kai & Co., Ltd.                                     11,480,688    7,359,493       0.1%
#   TAI Cheung Holdings, Ltd.                                     4,652,000    5,369,869       0.1%
    Tan Chong International, Ltd.                                 3,879,000    1,332,748       0.0%
    Tao Heung Holdings, Ltd.                                        293,000       54,098       0.0%
    Tern Properties Co., Ltd.                                       146,000       94,064       0.0%
    Texwinca Holdings, Ltd.                                         616,000      371,969       0.0%
    Tian Teck Land, Ltd.                                            706,000      842,048       0.0%
    Transport International Holdings, Ltd.                          289,330      923,718       0.0%
*   Trinity, Ltd.                                                 8,260,000      689,300       0.0%
*   TSC Group Holdings, Ltd.                                        703,000       71,300       0.0%
#*  United Laboratories International Holdings, Ltd. (The)        9,490,000    8,262,202       0.1%
    Upbest Group, Ltd.                                            4,920,000      742,919       0.0%
    Vantage International Holdings, Ltd.                          5,526,000      722,313       0.0%
    Vedan International Holdings, Ltd.                            6,036,000      603,544       0.0%
*   Victory City International Holdings, Ltd.                    63,796,231    1,660,383       0.0%
#   VSTECS Holdings, Ltd.                                         7,548,000    3,501,685       0.0%
    Wai Kee Holdings, Ltd.                                           60,000       28,000       0.0%
    Wang On Group, Ltd.                                          70,620,000      905,657       0.0%
    Win Hanverky Holdings, Ltd.                                   4,154,000      543,459       0.0%
*   Winfull Group Holdings, Ltd.                                 23,664,000      548,739       0.0%
    Wing On Co. International, Ltd.                               2,625,500    9,294,071       0.1%
#   Wing Tai Properties, Ltd.                                     2,092,749    1,449,687       0.0%
    Wong's International Holdings, Ltd.                              70,000       28,134       0.0%
    Wong's Kong King International                                  300,000       46,163       0.0%
    Yau Lee Holdings, Ltd.                                          285,750       52,550       0.0%
                                                                            ------------       ---
TOTAL HONG KONG                                                              575,923,913       3.6%
                                                                            ------------       ---
IRELAND -- (0.3%)
    C&C Group P.L.C.                                              3,076,071   10,530,462       0.1%
*   FBD Holdings P.L.C.                                              92,213      962,387       0.0%
    IFG Group P.L.C.                                                  1,749        3,728       0.0%
    Kingspan Group P.L.C.                                           376,142   15,724,320       0.1%
    Smurfit Kappa Group P.L.C.                                      996,654   29,731,257       0.1%
                                                                            ------------       ---
TOTAL IRELAND                                                                 56,952,154       0.3%
                                                                            ------------       ---
ISRAEL -- (0.7%)
    Albaad Massuot Yitzhak, Ltd.                                     13,368      197,301       0.0%
    Ashtrom Properties, Ltd.                                        120,812      622,909       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.          581,646      677,419       0.0%
    Carasso Motors, Ltd.                                              5,563       45,706       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                       408,033    7,828,060       0.1%
    Delta-Galil Industries, Ltd.                                      1,259       41,177       0.0%
#   Direct Insurance Financial Investments, Ltd.                     42,549      475,773       0.0%
    Dor Alon Energy in Israel 1988, Ltd.                                646        8,863       0.0%
    DS Apex Holdings, Ltd.                                           33,219      129,153       0.0%
    El Al Israel Airlines                                         1,555,247      850,509       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
ISRAEL -- (Continued)
    Elron Electronic Industries, Ltd.                               145,093 $    703,655       0.0%
*   Equital, Ltd.                                                    30,252      696,259       0.0%
    First International Bank Of Israel, Ltd.                        756,937   14,370,689       0.1%
    Formula Systems 1985, Ltd.                                      115,536    4,769,915       0.0%
    Fox Wizel, Ltd.                                                  19,049      395,120       0.0%
*   Gilat Satellite Networks, Ltd.                                   57,281      408,558       0.0%
*   Hadera Paper, Ltd.                                                4,183      286,812       0.0%
    Harel Insurance Investments & Financial Services, Ltd.        2,686,921   18,368,008       0.1%
*   Israel Discount Bank, Ltd. Class A                            9,941,333   26,408,034       0.2%
    Israel Land Development Co., Ltd. (The)                           1,306       13,035       0.0%
    Isras Investment Co., Ltd.                                          194       22,866       0.0%
*   Jerusalem Oil Exploration                                       201,683   10,794,047       0.1%
*   Kenon Holdings, Ltd.                                            128,785    2,213,915       0.0%
    Menora Mivtachim Holdings, Ltd.                                 458,259    5,665,728       0.0%
    Migdal Insurance & Financial Holding, Ltd.                    1,966,187    2,286,068       0.0%
    Neto ME Holdings, Ltd.                                            2,551      254,886       0.0%
    Oil Refineries, Ltd.                                         17,564,704    9,035,942       0.1%
    Paz Oil Co., Ltd.                                                 7,111    1,161,234       0.0%
*   Phoenix Holdings, Ltd. (The)                                  1,033,900    5,116,259       0.0%
    Plasson Industries, Ltd.                                          2,895      137,272       0.0%
    Scope Metals Group, Ltd.                                            305        8,543       0.0%
    Shikun & Binui, Ltd.                                            261,803      617,562       0.0%
    Summit Real Estate Holdings, Ltd.                               284,484    2,172,998       0.0%
#*  Union Bank of Israel                                            485,299    2,463,994       0.0%
                                                                            ------------       ---
TOTAL ISRAEL                                                                 119,248,269       0.7%
                                                                            ------------       ---
ITALY -- (3.9%)
    A2A SpA                                                      26,746,664   45,932,616       0.3%
    ACEA SpA                                                         51,155      832,791       0.0%
*   Aeffe SpA                                                       292,205      839,099       0.0%
*   Arnoldo Mondadori Editore SpA                                 2,287,558    5,922,496       0.0%
    Ascopiave SpA                                                     2,755       11,576       0.0%
#   Astaldi SpA                                                   1,327,919    9,194,410       0.1%
*   Banca Carige SpA                                                262,677       63,964       0.0%
    Banca IFIS SpA                                                   91,518    4,986,179       0.0%
*   Banca Monte dei Paschi di Siena SpA                              60,810      334,338       0.0%
    Banca Popolare di Sondrio SCPA                                8,519,547   33,701,880       0.2%
#   Banca Profilo SpA                                             2,075,249      606,018       0.0%
    Banca Sistema SpA                                               126,741      356,755       0.0%
#*  Banco BPM SpA                                                10,821,278   37,678,438       0.2%
#   Banco di Desio e della Brianza SpA                              423,435    1,207,428       0.0%
#   BPER Banca                                                   14,396,544   70,079,196       0.4%
#   Buzzi Unicem SpA                                              1,215,446   33,837,752       0.2%
    Cairo Communication SpA                                         161,396      817,569       0.0%
    Cementir Holding SpA                                          1,905,530   16,170,462       0.1%
    CIR-Compagnie Industriali Riunite SpA                         9,939,325   14,940,028       0.1%
    Credito Emiliano SpA                                          1,354,857   11,870,738       0.1%
#*  d'Amico International Shipping SA                             4,990,894    1,517,703       0.0%
    Danieli & C Officine Meccaniche SpA                             267,177    6,396,109       0.1%
    De' Longhi SpA                                                  438,672   14,378,052       0.1%
#   DeA Capital SpA                                               1,896,860    2,928,144       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
ITALY -- (Continued)
    El.En. SpA                                                       42,439 $  1,201,147       0.0%
*   Elica SpA                                                         2,988       10,007       0.0%
    Emak SpA                                                        541,206    1,167,752       0.0%
    ERG SpA                                                       1,389,667   23,213,517       0.2%
#   Esprinet SpA                                                    316,177    1,515,498       0.0%
#*  Eurotech SpA                                                    681,843    1,077,524       0.0%
*   Exprivia SpA                                                    102,286      204,572       0.0%
    Falck Renewables SpA                                          4,200,921    7,312,934       0.1%
*   Fincantieri SpA                                               7,365,768    9,153,799       0.1%
    FNM SpA                                                       2,869,995    2,283,600       0.0%
#*  GEDI Gruppo Editoriale SpA                                    2,306,486    2,051,824       0.0%
    Hera SpA                                                        516,097    1,660,321       0.0%
#*  IMMSI SpA                                                     4,007,010    2,983,838       0.0%
#*  Intek Group SpA                                               2,110,976      737,624       0.0%
    Italmobiliare SpA                                               159,621    4,295,455       0.0%
    IVS Group SA                                                     14,682      232,338       0.0%
    La Doria SpA                                                     54,786    1,038,080       0.0%
    Massimo Zanetti Beverage Group SpA                               12,152      117,569       0.0%
    OVS SpA                                                         473,993    3,544,447       0.0%
#   Panariagroup Industrie Ceramiche SpA                             65,536      488,165       0.0%
    Parmalat SpA                                                        165          625       0.0%
    Piaggio & C SpA                                                 314,737    1,029,438       0.0%
    Prima Industrie SpA                                              29,739    1,459,954       0.0%
    Reno de Medici SpA                                            2,340,316    1,630,942       0.0%
#*  Retelit SpA                                                   3,603,870    6,058,496       0.0%
    Sabaf SpA                                                        23,316      568,845       0.0%
*   Safilo Group SpA                                                718,407    4,537,529       0.0%
#*  Saipem SpA                                                    1,865,089    7,840,024       0.1%
#   Salini Impregilo SpA                                          1,808,285    7,640,982       0.1%
    Servizi Italia SpA                                                2,815       18,918       0.0%
    Societa Cattolica di Assicurazioni SC                         4,401,445   47,696,195       0.3%
    Societa Iniziative Autostradali e Servizi SpA                   514,058    8,762,503       0.1%
*   Sogefi SpA                                                      331,280    1,620,987       0.0%
    SOL SpA                                                          56,696      683,175       0.0%
    Tamburi Investment Partners SpA                                  47,540      337,040       0.0%
#*  Trevi Finanziaria Industriale SpA                               933,951      616,383       0.0%
#   Unione di Banche Italiane SpA                                21,003,603   98,578,970       0.6%
    Unipol Gruppo SpA                                            12,945,651   58,379,973       0.4%
    UnipolSai Assicurazioni SpA                                  14,823,012   33,728,932       0.2%
    Vittoria Assicurazioni SpA                                      210,292    2,941,940       0.0%
                                                                            ------------       ---
TOTAL ITALY                                                                  663,025,603       4.1%
                                                                            ------------       ---
JAPAN -- (26.7%)
    77 Bank, Ltd. (The)                                             424,300   10,783,228       0.1%
    A&D Co., Ltd.                                                   321,800    1,524,820       0.0%
    Achilles Corp.                                                  315,000    6,355,177       0.1%
    ADEKA Corp.                                                     629,900   10,880,132       0.1%
#   Agro-Kanesho Co., Ltd.                                           21,700      432,698       0.0%
    Ahresty Corp.                                                   669,800    5,472,497       0.0%
    Aichi Bank, Ltd. (The)                                          131,100    8,077,844       0.1%
    Aichi Corp.                                                      55,200      408,664       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Aichi Steel Corp.                                              276,800 $11,224,157       0.1%
    Aichi Tokei Denki Co., Ltd.                                      9,200     330,451       0.0%
    Aida Engineering, Ltd.                                             507       5,912       0.0%
    Aiphone Co., Ltd.                                               66,800   1,114,529       0.0%
    Airport Facilities Co., Ltd.                                   581,200   3,216,492       0.0%
    Aisan Industry Co., Ltd.                                       944,430  10,814,793       0.1%
    Akita Bank, Ltd. (The)                                         375,000  12,000,453       0.1%
    Alconix Corp.                                                  348,200   6,112,589       0.0%
    Alinco, Inc.                                                    87,800     971,466       0.0%
    Alpen Co., Ltd.                                                574,900  11,434,870       0.1%
#   Alpha Corp.                                                    121,800   2,470,872       0.0%
    Alpha Systems, Inc.                                             38,360     842,701       0.0%
#   Alpine Electronics, Inc.                                     1,090,300  24,191,779       0.2%
    Alps Logistics Co., Ltd.                                       128,200     948,680       0.0%
    AOI Electronic Co., Ltd.                                        17,600     824,425       0.0%
    AOKI Holdings, Inc.                                            683,322   9,531,770       0.1%
#   Aomori Bank, Ltd. (The)                                        295,300   9,521,883       0.1%
    Aoyama Trading Co., Ltd.                                       953,699  35,339,285       0.2%
    Arakawa Chemical Industries, Ltd.                              431,600  10,461,144       0.1%
    Arata Corp.                                                    108,600   4,614,742       0.0%
    Araya Industrial Co., Ltd.                                      94,700   1,893,424       0.0%
    Arcland Sakamoto Co., Ltd.                                     396,500   6,480,686       0.1%
    Arcs Co., Ltd.                                                  52,200   1,167,878       0.0%
    Arisawa Manufacturing Co., Ltd.                                857,282   7,794,384       0.1%
#   Artnature, Inc.                                                 45,700     300,233       0.0%
    Asahi Broadcasting Corp.                                       114,300     935,219       0.0%
    Asahi Diamond Industrial Co., Ltd.                             850,600   8,251,956       0.1%
    Asahi Kogyosha Co., Ltd.                                       102,324   3,261,741       0.0%
    Asahi Yukizai Corp.                                            361,400   4,746,856       0.0%
    Asanuma Corp.                                                  523,000   1,940,975       0.0%
#   Ashimori Industry Co., Ltd.                                    133,099   3,684,878       0.0%
    Asia Pile Holdings Corp.                                       207,300   1,173,289       0.0%
    ASKA Pharmaceutical Co., Ltd.                                  275,800   5,238,201       0.0%
    Asti Corp.                                                      68,800   2,753,106       0.0%
    Asunaro Aoki Construction Co., Ltd.                            573,800   5,199,593       0.0%
    Atsugi Co., Ltd.                                               202,700   2,307,403       0.0%
    Awa Bank, Ltd. (The)                                         2,772,600  18,808,205       0.1%
    Bando Chemical Industries, Ltd.                                328,300   3,622,029       0.0%
#   Bank of Iwate, Ltd. (The)                                      265,700  10,943,951       0.1%
#   Bank of Kochi, Ltd. (The)                                       51,899     604,737       0.0%
#   Bank of Nagoya, Ltd. (The)                                     193,070   7,714,069       0.1%
    Bank of Okinawa, Ltd. (The)                                    324,240  13,227,470       0.1%
    Bank of Saga, Ltd. (The)                                       253,300   6,328,891       0.0%
    Bank of the Ryukyus, Ltd.                                      921,500  14,048,797       0.1%
    Bank of Toyama, Ltd. (The)                                       1,000      40,490       0.0%
    Belluna Co., Ltd.                                              990,824  11,257,392       0.1%
    Bunka Shutter Co., Ltd.                                        224,000   1,908,904       0.0%
    CAC Holdings Corp.                                             202,400   2,024,537       0.0%
    Canon Electronics, Inc.                                        128,700   2,896,097       0.0%
    Carlit Holdings Co., Ltd.                                      201,000   1,500,235       0.0%
    Cawachi, Ltd.                                                  457,800  11,232,845       0.1%
    Central Glass Co., Ltd.                                      1,013,200  22,655,681       0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Chiba Kogyo Bank, Ltd. (The)                                 1,136,000 $ 6,461,888       0.1%
    Chilled & Frozen Logistics Holdings Co., Ltd.                    6,900      91,388       0.0%
    Chino Corp.                                                     10,100     118,755       0.0%
#   Chiyoda Corp.                                                  659,000   3,899,986       0.0%
    Chiyoda Integre Co., Ltd.                                       94,500   2,301,910       0.0%
    Chodai Co., Ltd.                                                 1,700      13,250       0.0%
    Chofu Seisakusho Co., Ltd.                                      30,400     741,969       0.0%
    Chubu Shiryo Co., Ltd.                                         442,400   7,907,038       0.1%
    Chudenko Corp.                                                 165,460   5,046,705       0.0%
#   Chuetsu Pulp & Paper Co., Ltd.                                 271,700   5,241,912       0.0%
    Chugoku Marine Paints, Ltd.                                  1,284,400  10,912,770       0.1%
    Chukyo Bank, Ltd. (The)                                        162,500   3,312,291       0.0%
    Chuo Gyorui Co., Ltd.                                           60,600   1,492,621       0.0%
    Chuo Spring Co., Ltd.                                           92,700   3,098,057       0.0%
    CI Takiron Corp.                                             1,145,000   7,268,776       0.1%
    Citizen Watch Co., Ltd.                                      1,926,100  14,160,596       0.1%
    Cleanup Corp.                                                  625,300   4,978,922       0.0%
#   CMK Corp.                                                    1,178,700  12,238,272       0.1%
    Computer Engineering & Consulting, Ltd.                        186,400   4,460,807       0.0%
    Corona Corp.                                                   245,100   2,926,662       0.0%
    Cosmo Energy Holdings Co., Ltd.                                329,500   7,569,242       0.1%
    Cross Plus, Inc.                                                 1,100      12,420       0.0%
    CTI Engineering Co., Ltd.                                      351,400   3,365,066       0.0%
    Dai-Dan Co., Ltd.                                              305,000   7,817,389       0.1%
#   Dai-Ichi Kogyo Seiyaku Co., Ltd.                             1,295,000   8,905,369       0.1%
    Dai-ichi Seiko Co., Ltd.                                       279,000   7,090,368       0.1%
    Daibiru Corp.                                                  644,900   7,603,318       0.1%
    Daido Kogyo Co., Ltd.                                          152,689   2,491,837       0.0%
    Daido Metal Co., Ltd.                                          177,100   1,635,584       0.0%
    Daido Steel Co., Ltd.                                          188,500  11,943,286       0.1%
#   Daihatsu Diesel Manufacturing Co., Ltd.                        227,700   1,721,885       0.0%
    Daiho Corp.                                                    982,000   4,770,982       0.0%
    Daiichi Jitsugyo Co., Ltd.                                      95,700   2,812,630       0.0%
    Daiki Aluminium Industry Co., Ltd.                             784,000   6,442,406       0.1%
    Daiko Clearing Services Corp.                                  116,700     817,845       0.0%
#   Daikoku Denki Co., Ltd.                                         90,400   1,382,844       0.0%
    Daikyo, Inc.                                                   112,600   2,168,335       0.0%
#   Dainichi Co., Ltd.                                             263,000   1,953,482       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.        154,800   7,088,716       0.1%
#   Daisan Bank, Ltd. (The)                                        215,600   3,631,646       0.0%
    Daishi Bank, Ltd. (The)                                        657,993  32,221,517       0.2%
    Daishinku Corp.                                                207,100   3,583,478       0.0%
    Daisue Construction Co., Ltd.                                   21,100     192,945       0.0%
    Daito Bank, Ltd. (The)                                         351,000   5,270,713       0.0%
    Daitron Co., Ltd.                                               63,400   1,181,991       0.0%
    Daiwa Industries, Ltd.                                         309,700   3,478,912       0.0%
    Daiwabo Holdings Co., Ltd.                                     355,600  14,131,580       0.1%
#   DCM Holdings Co., Ltd.                                       2,725,200  25,035,525       0.2%
    Denyo Co., Ltd.                                                233,100   3,915,547       0.0%
#   DMW Corp.                                                       49,100     833,545       0.0%
    Dunlop Sports Co., Ltd.                                        114,200   1,694,520       0.0%
    Duskin Co., Ltd.                                                48,100   1,319,361       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    DyDo Group Holdings, Inc.                                        7,900 $   387,316       0.0%
#   Dynic Corp.                                                     26,400     292,248       0.0%
    Ebara Jitsugyo Co., Ltd.                                        14,800     228,025       0.0%
#   EDION Corp.                                                  2,570,300  25,967,062       0.2%
#   Ehime Bank, Ltd. (The)                                         677,999   8,752,687       0.1%
    Eidai Co., Ltd.                                                450,000   2,216,445       0.0%
    Eighteenth Bank, Ltd. (The)                                  3,996,000  10,764,276       0.1%
    Eizo Corp.                                                     269,800  11,184,778       0.1%
    Elematec Corp.                                                  63,400   1,451,662       0.0%
    Endo Lighting Corp.                                            210,600   2,411,637       0.0%
    ESPEC Corp.                                                    379,200   8,632,846       0.1%
    Excel Co., Ltd.                                                244,700   5,459,900       0.0%
    Exedy Corp.                                                    349,600  10,482,939       0.1%
#   F-Tech, Inc.                                                   258,600   4,314,603       0.0%
    Faith, Inc.                                                     16,560     188,528       0.0%
    Falco Holdings Co., Ltd.                                        21,100     329,060       0.0%
    FCC Co., Ltd.                                                   46,000   1,110,585       0.0%
*   Felissimo Corp.                                                  3,000      35,554       0.0%
    Ferrotec Holdings Corp.                                        415,900   8,549,614       0.1%
    FIDEA Holdings Co., Ltd.                                     3,528,800   6,718,112       0.1%
    First Juken Co., Ltd.                                           48,700     775,447       0.0%
    FJ Next Co., Ltd.                                              298,300   2,554,984       0.0%
    Foster Electric Co., Ltd.                                      654,300  15,357,267       0.1%
    Fuji Corp., Ltd.                                               239,100   1,729,178       0.0%
    Fuji Die Co., Ltd.                                              12,100      98,414       0.0%
    Fuji Kiko Co., Ltd.                                            122,800     801,853       0.0%
    Fuji Oil Co., Ltd.                                             935,300   3,632,575       0.0%
    Fuji Soft, Inc.                                                178,500   5,428,479       0.0%
    Fujicco Co., Ltd.                                              144,200   3,257,200       0.0%
    Fujikura Kasei Co., Ltd.                                       426,700   2,691,574       0.0%
    Fujikura Rubber, Ltd.                                          463,000   3,808,734       0.0%
    Fujikura, Ltd.                                               1,618,100  14,122,341       0.1%
    Fujisash Co., Ltd.                                             559,700     531,905       0.0%
#   Fujishoji Co., Ltd.                                             57,300     599,427       0.0%
    Fujitsu Frontech, Ltd.                                         372,800   6,530,204       0.1%
    FuKoKu Co., Ltd.                                               175,100   1,708,317       0.0%
    Fukuda Corp.                                                    99,100   6,066,206       0.0%
    Fukui Bank, Ltd. (The)                                         213,200   5,696,615       0.0%
    Fukushima Bank, Ltd. (The)                                     394,278   3,154,968       0.0%
    Fukuyama Transporting Co., Ltd.                                513,400  16,657,649       0.1%
    Furukawa Co., Ltd.                                              41,000     744,247       0.0%
    Furuno Electric Co., Ltd.                                      610,200   4,197,155       0.0%
    Furusato Industries, Ltd.                                      138,800   2,267,438       0.0%
    Fuso Pharmaceutical Industries, Ltd.                            11,300     283,662       0.0%
    Futaba Corp.                                                   155,200   3,076,649       0.0%
    Futaba Industrial Co., Ltd.                                    513,100   4,987,255       0.0%
    Fuyo General Lease Co., Ltd.                                   183,600  12,006,006       0.1%
    G-Tekt Corp.                                                   433,200   9,275,806       0.1%
    Gakken Holdings Co., Ltd.                                       83,200   2,409,258       0.0%
    Gecoss Corp.                                                   340,700   3,842,876       0.0%
#   Geo Holdings Corp.                                             541,500   8,814,832       0.1%
    GL Sciences, Inc.                                               11,200     200,385       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Godo Steel, Ltd.                                               427,200 $ 8,602,268       0.1%
#   Goldcrest Co., Ltd.                                            390,230   8,454,479       0.1%
    Grandy House Corp.                                             161,600     681,867       0.0%
#   GSI Creos Corp.                                                171,599   2,742,156       0.0%
    Gun-Ei Chemical Industry Co., Ltd.                             118,300   4,111,331       0.0%
    Gunma Bank, Ltd. (The)                                         760,200   4,894,033       0.0%
    Gunze, Ltd.                                                    530,500  24,131,883       0.2%
#   H-One Co., Ltd.                                                540,400   7,767,916       0.1%
    H2O Retailing Corp.                                            858,039  15,871,935       0.1%
#   Hagihara Industries, Inc.                                       43,200     750,216       0.0%
    Hagiwara Electric Co., Ltd.                                     71,400   2,172,993       0.0%
    Hakuto Co., Ltd.                                               341,500   5,269,597       0.0%
    Hamakyorex Co., Ltd.                                             7,400     207,655       0.0%
    Haneda Zenith Holdings Co., Ltd.                                 3,200      11,721       0.0%
    Hanwa Co., Ltd.                                                655,000  24,860,419       0.2%
    Happinet Corp.                                                 119,900   2,066,040       0.0%
    Harima Chemicals Group, Inc.                                   397,900   3,179,970       0.0%
#   Haruyama Holdings, Inc.                                        256,900   2,307,742       0.0%
    Heian Ceremony Service Co., Ltd.                                 1,400      11,907       0.0%
    Heiwa Corp.                                                    106,700   1,967,517       0.0%
    Heiwa Real Estate Co., Ltd.                                    989,900  17,267,337       0.1%
    Heiwado Co., Ltd.                                              231,624   5,056,507       0.0%
    HI-LEX Corp.                                                    48,900   1,236,963       0.0%
    Hibiya Engineering, Ltd.                                       471,200  10,236,228       0.1%
    Hirano Tecseed Co., Ltd.                                        60,300   1,087,678       0.0%
    Hitachi Zosen Corp.                                          1,943,819  10,242,238       0.1%
    Hodogaya Chemical Co., Ltd.                                    100,199   7,043,016       0.1%
#   Hokkaido Coca-Cola Bottling Co., Ltd.                          446,000   2,888,318       0.0%
#   Hokkan Holdings, Ltd.                                          982,000   3,777,392       0.0%
#   Hokko Chemical Industry Co., Ltd.                              523,700   3,211,682       0.0%
    Hokkoku Bank, Ltd. (The)                                       617,516  28,269,876       0.2%
    Hokuetsu Bank, Ltd. (The)                                      442,000  10,703,379       0.1%
#   Hokuetsu Kishu Paper Co., Ltd.                               3,923,674  25,182,022       0.2%
    Hokuhoku Financial Group, Inc.                                 875,500  14,431,064       0.1%
#   Hokuriku Electrical Construction Co., Ltd.                      94,900     869,100       0.0%
    Honeys Holdings Co., Ltd.                                      165,200   1,748,253       0.0%
    Honshu Chemical Industry Co., Ltd.                               1,800      21,796       0.0%
    Hoosiers Holdings                                              760,200   7,215,235       0.1%
    Hosiden Corp.                                                  199,800   3,449,536       0.0%
    Hosokawa Micron Corp.                                           31,800   2,014,930       0.0%
    Hurxley Corp.                                                    9,800     102,549       0.0%
    Hyakugo Bank, Ltd. (The)                                     2,381,255  11,179,929       0.1%
    Hyakujushi Bank, Ltd. (The)                                  4,474,000  16,266,638       0.1%
#   I-O Data Device, Inc.                                          184,000   1,846,474       0.0%
    Ibiden Co., Ltd.                                             1,029,500  17,238,445       0.1%
    IBJ Leasing Co., Ltd.                                          259,000   6,761,581       0.1%
#   Ichikawa Co., Ltd.                                             132,000     409,099       0.0%
    Ichiken Co., Ltd.                                                2,800      70,076       0.0%
    Iino Kaiun Kaisha, Ltd.                                        692,200   3,268,427       0.0%
#   IJT Technology Holdings Co., Ltd.                              320,160   2,964,670       0.0%
    Ikegami Tsushinki Co., Ltd.                                    627,000     942,096       0.0%
    Imasen Electric Industrial                                     411,699   5,322,125       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Inaba Seisakusho Co., Ltd.                                      70,400 $   885,680       0.0%
    Inabata & Co., Ltd.                                          1,353,400  19,619,761       0.1%
    Ines Corp.                                                     992,600   9,294,739       0.1%
#   Innotech Corp.                                                 436,100   3,762,118       0.0%
    Inui Global Logistics Co., Ltd.                                 66,885     493,085       0.0%
    Ise Chemicals Corp.                                             10,000      53,031       0.0%
    Iseki & Co., Ltd.                                              268,000   5,971,323       0.0%
*   Ishihara Sangyo Kaisha, Ltd.                                   815,800  12,275,885       0.1%
#   Ishizuka Glass Co., Ltd.                                        53,699   1,240,060       0.0%
    Itochu Enex Co., Ltd.                                          638,800   6,511,097       0.1%
    Itochu-Shokuhin Co., Ltd.                                       34,600   1,579,739       0.0%
    Itoham Yonekyu Holdings, Inc.                                  241,369   2,302,729       0.0%
    Itoki Corp.                                                  1,025,247   7,874,831       0.1%
    IwaiCosmo Holdings, Inc.                                       358,800   4,607,992       0.0%
#   Iwaki & Co., Ltd.                                              861,000   3,651,810       0.0%
    Iwasaki Electric Co., Ltd.                                     215,100   3,492,539       0.0%
    Iwatsu Electric Co., Ltd.                                      129,700     962,529       0.0%
#*  Izutsuya Co., Ltd.                                              37,899     165,685       0.0%
    J-Oil Mills, Inc.                                              239,500   8,601,860       0.1%
    Jaccs Co., Ltd.                                                397,600   9,930,972       0.1%
    Jafco Co., Ltd.                                                262,900  12,993,469       0.1%
    Janome Sewing Machine Co., Ltd.                                319,500   2,207,598       0.0%
    Japan Asia Group, Ltd.                                         360,800   1,504,420       0.0%
#*  Japan Display, Inc.                                          8,598,300  18,548,107       0.1%
*   Japan Drilling Co., Ltd.                                         1,500      28,688       0.0%
    Japan Foundation Engineering Co., Ltd.                         309,300   1,105,128       0.0%
    Japan Medical Dynamic Marketing, Inc.                          187,300   1,811,572       0.0%
    Japan Oil Transportation Co., Ltd.                              48,521   1,564,201       0.0%
    Japan Pulp & Paper Co., Ltd.                                   177,900   7,509,350       0.1%
    Japan Steel Works, Ltd. (The)                                   16,100     408,075       0.0%
    Japan Transcity Corp.                                          980,000   4,206,704       0.0%
    Japan Wool Textile Co., Ltd. (The)                             806,100   7,240,341       0.1%
    Jimoto Holdings, Inc.                                          868,800   1,699,813       0.0%
    JK Holdings Co., Ltd.                                          134,000   1,059,555       0.0%
    JMS Co., Ltd.                                                  361,243   2,220,837       0.0%
    Joban Kosan Co., Ltd.                                            4,500      73,949       0.0%
    Joshin Denki Co., Ltd.                                          78,500   2,716,734       0.0%
    Juroku Bank, Ltd. (The)                                        588,600  19,884,927       0.1%
    JVC Kenwood Corp.                                            2,800,100   8,778,626       0.1%
    K&O Energy Group, Inc.                                         317,500   5,285,760       0.0%
*   Kadokawa Dwango                                                391,500   4,516,979       0.0%
    Kaga Electronics Co., Ltd.                                     456,700  13,683,705       0.1%
    Kamei Corp.                                                    774,200  13,093,551       0.1%
    Kanaden Corp.                                                  468,600   5,367,822       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                                    1,000      33,252       0.0%
    Kandenko Co., Ltd.                                             958,000   9,422,837       0.1%
    Kanematsu Corp.                                                908,000  11,945,195       0.1%
#   Kansai Urban Banking Corp.                                     246,300   3,147,602       0.0%
    Kasai Kogyo Co., Ltd.                                           41,900     630,438       0.0%
    Katakura & Co-op Agri Corp.                                     23,700     287,253       0.0%
    Katakura Industries Co., Ltd.                                   60,800     759,119       0.0%
    Kato Sangyo Co., Ltd.                                           40,800   1,272,829       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Kato Works Co., Ltd.                                           301,373 $ 9,416,529       0.1%
#   KAWADA TECHNOLOGIES, Inc.                                       97,800   5,792,167       0.0%
    Kawagishi Bridge Works Co., Ltd.                                51,000     533,740       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.                3,200      67,563       0.0%
*   Kawasaki Kisen Kaisha, Ltd.                                    303,700   7,929,845       0.1%
    Kawasumi Laboratories, Inc.                                    338,820   2,614,627       0.0%
    Keihanshin Building Co., Ltd.                                  805,800   5,653,581       0.0%
#   Keihin Co., Ltd.                                                46,700     685,952       0.0%
    Keihin Corp.                                                 1,146,700  21,140,811       0.1%
    Keiyo Bank, Ltd. (The)                                       4,088,000  20,033,902       0.1%
*   KI Holdings Co., Ltd.                                           46,000     127,700       0.0%
    Kimoto Co., Ltd.                                                50,400     125,029       0.0%
    Kimura Chemical Plants Co., Ltd.                                 3,100      12,625       0.0%
    Kimura Unity Co., Ltd.                                           9,500      98,194       0.0%
*   Kinki Sharyo Co., Ltd. (The)                                     1,200      28,121       0.0%
    Kintetsu World Express, Inc.                                   166,800   2,870,875       0.0%
    Kirindo Holdings Co., Ltd.                                       8,600     115,258       0.0%
    Kissei Pharmaceutical Co., Ltd.                                 97,700   2,685,869       0.0%
    Kita-Nippon Bank, Ltd. (The)                                   174,600   5,433,798       0.0%
    Kitagawa Iron Works Co., Ltd.                                  191,400   5,218,197       0.0%
    Kitano Construction Corp.                                      963,000   4,335,045       0.0%
    Kitz Corp.                                                     693,300   5,940,453       0.0%
    Kiyo Bank, Ltd. (The)                                          850,100  14,621,416       0.1%
    Koa Corp.                                                      538,989  11,246,213       0.1%
    Koatsu Gas Kogyo Co., Ltd.                                     118,000     891,870       0.0%
#   Kohnan Shoji Co., Ltd.                                         914,400  19,542,987       0.1%
    Koike Sanso Kogyo Co., Ltd.                                        300       7,918       0.0%
*   Kojima Co., Ltd.                                               857,500   2,826,266       0.0%
    Kokuyo Co., Ltd.                                             1,197,011  21,464,665       0.1%
    KOMAIHALTEC, Inc.                                               62,400   1,443,285       0.0%
    Komatsu Seiren Co., Ltd.                                       486,700   4,223,617       0.0%
    Komatsu Wall Industry Co., Ltd.                                163,900   3,132,279       0.0%
    Komehyo Co., Ltd.                                              129,800   2,069,289       0.0%
    Komeri Co., Ltd.                                               309,600   9,275,859       0.1%
    Komori Corp.                                                   584,100   8,225,959       0.1%
    Konaka Co., Ltd.                                               630,203   3,358,985       0.0%
    Konishi Co., Ltd.                                              429,500   7,473,956       0.1%
    Konoike Transport Co., Ltd.                                    198,400   3,052,875       0.0%
    Krosaki Harima Corp.                                           139,400   5,982,195       0.0%
    KRS Corp.                                                      122,900   3,498,312       0.0%
#   KU Holdings Co., Ltd.                                          310,200   2,916,660       0.0%
    Kumiai Chemical Industry Co., Ltd.                             813,278   5,529,376       0.0%
    Kurabo Industries, Ltd.                                      6,158,000  17,863,262       0.1%
    Kureha Corp.                                                   299,600  17,622,743       0.1%
    Kurimoto, Ltd.                                                 234,900   4,934,918       0.0%
    Kuriyama Holdings Corp.                                          1,900      32,304       0.0%
    Kuroda Electric Co., Ltd.                                       73,300   1,308,557       0.0%
    KYB Corp.                                                      415,300  26,964,593       0.2%
    Kyodo Printing Co., Ltd.                                       212,700   7,086,750       0.1%
#   Kyoei Steel, Ltd.                                              644,100  11,309,106       0.1%
    Kyokuto Boeki Kaisha, Ltd.                                     324,000   1,110,663       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                               901,150  16,137,649       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    KYORIN Holdings, Inc.                                            2,900 $    59,559       0.0%
    Kyoritsu Printing Co., Ltd.                                     24,000      75,258       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                        927,000   5,301,731       0.0%
    Kyowa Electronics Instruments Co., Ltd.                        210,600     841,839       0.0%
    Kyowa Leather Cloth Co., Ltd.                                  363,300   3,112,460       0.0%
    Kyudenko Corp.                                                 144,100   6,362,408       0.1%
    Kyushu Financial Group, Inc.                                 2,419,795  15,380,609       0.1%
#   LEC, Inc.                                                      118,800   3,133,720       0.0%
    Lonseal Corp.                                                   11,400     266,497       0.0%
#   Look, Inc.                                                   1,157,000   4,397,071       0.0%
    Macnica Fuji Electronics Holdings, Inc.                        754,250  15,801,583       0.1%
    Maeda Corp.                                                    690,000   8,650,814       0.1%
    Maeda Road Construction Co., Ltd.                              240,000   5,168,353       0.0%
#   Maezawa Industries, Inc.                                       123,100     457,591       0.0%
    Maezawa Kasei Industries Co., Ltd.                             130,100   1,441,547       0.0%
    Maezawa Kyuso Industries Co., Ltd.                             137,400   2,254,767       0.0%
#   Makino Milling Machine Co., Ltd.                             1,589,000  14,992,708       0.1%
    Mars Engineering Corp.                                          12,400     252,589       0.0%
    Marubun Corp.                                                  464,700   4,041,246       0.0%
    Marudai Food Co., Ltd.                                       3,144,000  14,707,537       0.1%
    Marufuji Sheet Piling Co., Ltd.                                  1,800      55,223       0.0%
    Maruka Machinery Co., Ltd.                                      61,800   1,197,022       0.0%
    Maruwa Co., Ltd.                                                98,400   5,694,195       0.0%
    Maruyama Manufacturing Co., Inc.                                31,900     550,875       0.0%
#*  Maruzen CHI Holdings Co., Ltd.                                  44,200     136,125       0.0%
    Maruzen Co. Ltd-General Commercial Kitchen Appliances &
      Equipment                                                      6,000     114,630       0.0%
    Maruzen Showa Unyu Co., Ltd.                                 1,533,000   7,265,166       0.1%
    Matsuda Sangyo Co., Ltd.                                       122,100   1,751,401       0.0%
    Matsui Construction Co., Ltd.                                  423,300   3,784,428       0.0%
    Max Co., Ltd.                                                   23,000     325,268       0.0%
    Maxell Holdings, Ltd.                                           64,800   1,472,645       0.0%
    Maxvalu Nishinihon Co., Ltd.                                     1,500      22,399       0.0%
    Maxvalu Tokai Co., Ltd.                                         99,900   1,967,733       0.0%
    Meiko Electronics Co., Ltd.                                    103,300   1,898,740       0.0%
    Meisei Industrial Co., Ltd.                                    432,200   3,025,215       0.0%
    Meiwa Corp.                                                    377,900   1,735,912       0.0%
    Meiwa Estate Co., Ltd.                                         367,900   2,987,029       0.0%
    Melco Holdings, Inc.                                            16,200     508,530       0.0%
#   Michinoku Bank, Ltd. (The)                                     320,400   5,423,060       0.0%
    Mie Bank, Ltd. (The)                                            73,700   1,763,815       0.0%
    Mikuni Corp.                                                   433,000   2,265,688       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                        373,100   6,670,117       0.1%
#   Minato Bank, Ltd. (The)                                        298,500   5,657,418       0.0%
    Ministop Co., Ltd.                                             130,200   2,642,261       0.0%
    Miraial Co., Ltd.                                                5,100      70,459       0.0%
    Mirait Holdings Corp.                                        1,159,640  15,153,737       0.1%
#   Misawa Homes Co., Ltd.                                         402,800   3,570,067       0.0%
    Mitani Corp.                                                    37,200   1,475,283       0.0%
    Mitani Sangyo Co., Ltd.                                          6,700      25,460       0.0%
    Mito Securities Co., Ltd.                                      700,900   2,424,621       0.0%
    Mitsuba Corp.                                                   62,500   1,044,494       0.0%
    Mitsubishi Kakoki Kaisha, Ltd.                                     500      10,836       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
*   Mitsubishi Paper Mills, Ltd.                                   675,800 $ 4,561,125       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                       359,300   8,946,305       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                  1,509,000  19,742,970       0.1%
    Mitsui High-Tec, Inc.                                          657,700  13,885,181       0.1%
    Mitsui Home Co., Ltd.                                          281,000   1,859,829       0.0%
    Mitsui Matsushima Co., Ltd.                                    287,200   3,619,793       0.0%
    Mitsui Mining & Smelting Co., Ltd.                             182,200   9,480,811       0.1%
    Mitsui Sugar Co., Ltd.                                          49,900   1,707,011       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                               2,259,000   7,029,494       0.1%
    Mitsumura Printing Co., Ltd.                                     3,600      79,664       0.0%
#   Mitsuuroko Group Holdings Co., Ltd.                            773,300   5,654,574       0.0%
    Miyaji Engineering Group, Inc.                                  67,100   1,840,741       0.0%
    Miyazaki Bank, Ltd. (The)                                      413,226  14,879,003       0.1%
    Miyoshi Oil & Fat Co., Ltd.                                     80,300   1,059,608       0.0%
    Mizuno Corp.                                                   224,079   6,373,400       0.1%
    Modec, Inc.                                                     35,800     825,238       0.0%
#   Molitec Steel Co., Ltd.                                         12,200      69,759       0.0%
#   Monex Group, Inc.                                            1,056,700   3,369,984       0.0%
    Morito Co., Ltd.                                                80,600     768,362       0.0%
    Mory Industries, Inc.                                          140,700   4,366,020       0.0%
    Mr Max Corp.                                                   583,300   3,838,654       0.0%
    Murakami Corp.                                                  33,800     991,748       0.0%
    Musashino Bank, Ltd. (The)                                     721,500  23,445,393       0.2%
#   Nadex Co., Ltd.                                                  3,800      33,703       0.0%
    Nafco Co., Ltd.                                                 39,300     608,737       0.0%
#   Nagano Bank, Ltd. (The)                                        137,699   2,408,436       0.0%
    Nagano Keiki Co., Ltd.                                          64,900     735,478       0.0%
    Nagase & Co., Ltd.                                           1,143,500  19,423,373       0.1%
    Nakabayashi Co., Ltd.                                          534,000   3,443,097       0.0%
#   Nakano Corp.                                                   138,600     786,593       0.0%
#   Nakayama Steel Works, Ltd.                                     257,400   1,779,993       0.0%
    Nakayo Telecommunications, Inc.                                 14,400     247,472       0.0%
    Namura Shipbuilding Co., Ltd.                                  198,252   1,230,281       0.0%
    Nanto Bank, Ltd. (The)                                         357,200  10,077,274       0.1%
    Narasaki Sangyo Co., Ltd.                                       83,000     281,258       0.0%
#   NDS Co., Ltd.                                                   88,599   2,992,241       0.0%
    NEC Capital Solutions, Ltd.                                    230,400   4,553,042       0.0%
    Neturen Co., Ltd.                                              815,900   8,314,128       0.1%
    Nice Holdings, Inc.                                            126,400   1,791,926       0.0%
    Nichia Steel Works, Ltd.                                       689,200   2,067,552       0.0%
    Nichiban Co., Ltd.                                             241,000   5,387,158       0.0%
    Nichicon Corp.                                               1,536,100  19,381,165       0.1%
    Nichiden Corp.                                                  46,600     999,660       0.0%
    Nichiha Corp.                                                      110       4,424       0.0%
#   Nichimo Co., Ltd.                                               66,100   1,189,217       0.0%
    Nichireki Co., Ltd.                                            712,500   9,007,247       0.1%
    Nichirin Co., Ltd.                                               9,400     343,021       0.0%
    Nihon Dempa Kogyo Co., Ltd.                                    510,500   3,986,413       0.0%
    Nihon Eslead Corp.                                             188,500   3,434,764       0.0%
#   Nihon Nohyaku Co., Ltd.                                        354,200   2,051,015       0.0%
#   Nihon Plast Co., Ltd.                                          147,100   1,586,263       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                  132,200   2,399,765       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Nihon Yamamura Glass Co., Ltd.                               1,729,000 $ 3,039,771       0.0%
    Nikkiso Co., Ltd.                                                2,700      25,364       0.0%
    Nikko Co., Ltd.                                                128,600   2,611,935       0.0%
    Nikkon Holdings Co., Ltd.                                    1,093,600  28,008,330       0.2%
    Nippi, Inc.                                                      9,200     348,271       0.0%
    Nippo Corp.                                                    486,000  10,147,970       0.1%
    Nippon Beet Sugar Manufacturing Co., Ltd.                      262,600   5,609,561       0.0%
    Nippon Carbide Industries Co., Inc.                            146,500   3,141,414       0.0%
    Nippon Carbon Co., Ltd.                                         82,500   3,612,810       0.0%
    Nippon Chemi-Con Corp.                                         371,400  12,905,575       0.1%
    Nippon Chemical Industrial Co., Ltd.                           237,400   5,449,141       0.0%
#   Nippon Coke & Engineering Co., Ltd.                          2,756,900   3,048,341       0.0%
    Nippon Concrete Industries Co., Ltd.                         1,028,600   4,350,948       0.0%
#   Nippon Denko Co., Ltd.                                       3,454,925  14,599,892       0.1%
    Nippon Densetsu Kogyo Co., Ltd.                                252,200   5,473,574       0.0%
    Nippon Felt Co., Ltd.                                           73,100     331,691       0.0%
    Nippon Fine Chemical Co., Ltd.                                 248,400   2,324,122       0.0%
    Nippon Flour Mills Co., Ltd.                                   756,800  11,611,011       0.1%
    Nippon Hume Corp.                                              640,700   4,431,774       0.0%
    Nippon Kinzoku Co., Ltd.                                       156,100   4,329,490       0.0%
    Nippon Koei Co., Ltd.                                          331,700  12,183,212       0.1%
#   Nippon Koshuha Steel Co., Ltd.                                 125,200   1,061,392       0.0%
    Nippon Light Metal Holdings Co., Ltd.                        3,435,300  10,111,340       0.1%
    Nippon Paper Industries Co., Ltd.                              735,600  14,634,296       0.1%
    Nippon Pillar Packing Co., Ltd.                                373,000   5,715,083       0.0%
    Nippon Piston Ring Co., Ltd.                                   205,600   4,414,918       0.0%
    Nippon Rietec Co., Ltd.                                         49,300     540,997       0.0%
    Nippon Road Co., Ltd. (The)                                    220,800  12,721,949       0.1%
    Nippon Seiki Co., Ltd.                                         249,600   5,783,993       0.0%
    Nippon Seisen Co., Ltd.                                         59,200   2,863,785       0.0%
#*  Nippon Sheet Glass Co., Ltd.                                 1,997,199  16,012,737       0.1%
    Nippon Signal Co., Ltd.                                        886,600   9,785,291       0.1%
    Nippon Soda Co., Ltd.                                        2,648,000  16,566,753       0.1%
    Nippon Steel & Sumikin Bussan Corp.                            349,780  19,311,825       0.1%
    Nippon Systemware Co., Ltd.                                    104,800   2,071,760       0.0%
    Nippon Thompson Co., Ltd.                                    1,412,100   8,225,899       0.1%
#   Nippon View Hotel Co., Ltd.                                     47,900     593,664       0.0%
#*  Nippon Yakin Kogyo Co., Ltd.                                 4,529,600  10,009,682       0.1%
    Nishi-Nippon Financial Holdings, Inc.                          550,800   6,427,016       0.1%
    Nishikawa Rubber Co., Ltd.                                      11,400     234,445       0.0%
    Nishimatsu Construction Co., Ltd.                              659,415  19,907,861       0.1%
    Nissan Shatai Co., Ltd.                                        256,200   2,741,502       0.0%
    Nissan Tokyo Sales Holdings Co., Ltd.                          312,600   1,126,789       0.0%
    Nissei Plastic Industrial Co., Ltd.                            321,200   4,283,841       0.0%
    Nisshin Fudosan Co.                                            987,200   6,947,380       0.1%
    Nisshin Oillio Group, Ltd. (The)                               761,200  24,987,597       0.2%
#   Nisshin Steel Co., Ltd.                                        621,600   9,033,860       0.1%
#   Nisshinbo Holdings, Inc.                                     2,259,188  27,127,413       0.2%
    Nissin Corp.                                                   255,200   7,869,434       0.1%
    Nissin Kogyo Co., Ltd.                                         521,900   9,670,538       0.1%
#   Nissin Sugar Co., Ltd.                                         365,100   6,636,063       0.1%
    Nissui Pharmaceutical Co., Ltd.                                106,900   1,392,193       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Nitta Gelatin, Inc.                                             71,900 $   513,327       0.0%
    Nittan Valve Co., Ltd.                                         224,100     934,073       0.0%
    Nittetsu Mining Co., Ltd.                                      195,800  14,520,034       0.1%
#   Nitto FC Co., Ltd.                                             124,505     937,119       0.0%
    Nitto Fuji Flour Milling Co., Ltd.                              31,500   1,146,068       0.0%
    Nitto Kogyo Corp.                                              157,200   2,694,397       0.0%
    Nitto Seiko Co., Ltd.                                          397,400   2,302,963       0.0%
    Nittoc Construction Co., Ltd.                                    2,300      12,524       0.0%
    Noda Corp.                                                      76,000     886,753       0.0%
    Nohmi Bosai, Ltd.                                               12,300     207,544       0.0%
    Noritake Co., Ltd.                                             175,400   8,453,712       0.1%
#   Noritsu Koki Co., Ltd.                                         626,200   9,694,524       0.1%
    Noritz Corp.                                                   288,100   5,293,499       0.0%
    North Pacific Bank, Ltd.                                     6,576,700  22,136,155       0.1%
    Nozawa Corp.                                                     1,700      21,685       0.0%
    NS United Kaiun Kaisha, Ltd.                                   333,600   7,720,597       0.1%
    NTN Corp.                                                      768,000   3,730,398       0.0%
    Odelic Co., Ltd.                                                 9,100     404,167       0.0%
    Oenon Holdings, Inc.                                           657,400   1,915,987       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                                714,400  20,394,565       0.1%
    Ohashi Technica, Inc.                                           63,300     938,487       0.0%
    Oita Bank, Ltd. (The)                                          388,300  15,719,746       0.1%
    Okabe Co., Ltd.                                                135,800   1,302,218       0.0%
    Okamoto Machine Tool Works, Ltd.                                 1,000      26,857       0.0%
    Okamura Corp.                                                  132,900   1,490,922       0.0%
    Okasan Securities Group, Inc.                                1,305,000   8,050,049       0.1%
    OKK Corp.                                                      159,300   1,769,967       0.0%
    Okumura Corp.                                                   68,000   2,603,034       0.0%
    Okura Industrial Co., Ltd.                                   1,199,000   8,127,484       0.1%
    Okuwa Co., Ltd.                                                233,000   2,360,262       0.0%
    Olympic Group Corp.                                            287,200   1,526,218       0.0%
    ONO Sokki Co., Ltd.                                             47,700     315,035       0.0%
#   Onoken Co., Ltd.                                               410,000   6,973,227       0.1%
    Onward Holdings Co., Ltd.                                    2,663,000  22,451,917       0.1%
    Organo Corp.                                                    66,200   1,751,688       0.0%
    Origin Electric Co., Ltd.                                       87,800   1,582,044       0.0%
#   Osaka Organic Chemical Industry, Ltd.                          198,600   2,378,376       0.0%
#   Osaka Soda Co., Ltd.                                             2,200      57,758       0.0%
    Osaka Steel Co., Ltd.                                          540,400  11,956,872       0.1%
    Osaki Electric Co., Ltd.                                       663,300   4,863,694       0.0%
    OUG Holdings, Inc.                                               4,100      98,532       0.0%
    Oyo Corp.                                                      111,600   1,703,615       0.0%
    Pacific Industrial Co., Ltd.                                   943,200  12,264,262       0.1%
    PALTAC Corp.                                                   241,000   9,571,562       0.1%
    Parco Co., Ltd.                                                328,900   4,390,534       0.0%
    Parker Corp.                                                     3,000      19,038       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.                 156,500   1,047,426       0.0%
    Piolax, Inc.                                                   551,400  15,254,487       0.1%
#*  Pioneer Corp.                                                5,212,800  10,094,079       0.1%
    Pocket Card Co., Ltd.                                          229,300   2,166,330       0.0%
#   Press Kogyo Co., Ltd.                                        2,764,200  15,547,865       0.1%
    PS Mitsubishi Construction Co., Ltd.                           400,600   2,561,825       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Punch Industry Co., Ltd.                                        36,900 $   670,222       0.0%
    Rasa Corp.                                                       7,100      72,731       0.0%
    Raysum Co., Ltd.                                                52,400     465,152       0.0%
    Regal Corp.                                                        500      12,955       0.0%
    Renesas Easton Co., Ltd.                                         3,500      22,879       0.0%
#   Rengo Co., Ltd.                                              4,342,800  28,440,934       0.2%
    Retail Partners Co., Ltd.                                       12,900     149,852       0.0%
    Rheon Automatic Machinery Co., Ltd.                            193,800   2,929,082       0.0%
    Rhythm Watch Co., Ltd.                                         246,400   5,155,975       0.0%
    Riberesute Corp.                                                 4,900      43,725       0.0%
    Ricoh Leasing Co., Ltd.                                        412,100  14,809,027       0.1%
#   Right On Co., Ltd.                                             393,700   3,268,021       0.0%
    Riken Corp.                                                    136,600   7,105,853       0.1%
    Riken Keiki Co., Ltd.                                          111,700   2,414,373       0.0%
#   Riken Technos Corp.                                          1,076,900   6,633,147       0.1%
    Riso Kagaku Corp.                                              316,664   6,069,422       0.0%
    Round One Corp.                                                248,700   3,213,873       0.0%
#*  RVH, Inc.                                                       32,400     155,188       0.0%
    Ryobi, Ltd.                                                    748,200  19,268,927       0.1%
    Ryoden Corp.                                                   381,200   5,915,227       0.0%
    Ryosan Co., Ltd.                                               246,800  10,017,239       0.1%
    Ryoyo Electro Corp.                                            345,500   6,487,260       0.1%
    Sakai Chemical Industry Co., Ltd.                              515,000  12,878,997       0.1%
    Sakai Heavy Industries, Ltd.                                    76,500   2,488,629       0.0%
    Sakai Ovex Co., Ltd.                                           128,300   2,634,147       0.0%
#   SAMTY Co., Ltd.                                                303,700   4,324,852       0.0%
    San Holdings, Inc.                                              80,000   2,063,445       0.0%
    San-Ai Oil Co., Ltd.                                         1,312,200  15,672,279       0.1%
    San-In Godo Bank, Ltd. (The)                                 4,125,700  37,942,549       0.2%
*   Sanden Holdings Corp.                                          696,000  14,150,123       0.1%
    Sanken Electric Co., Ltd.                                      920,000   5,785,069       0.0%
    Sanki Engineering Co., Ltd.                                  1,332,800  15,338,868       0.1%
    Sanko Gosei, Ltd.                                                5,300      26,393       0.0%
    Sanko Metal Industrial Co., Ltd.                                26,300     951,199       0.0%
    Sankyo Seiko Co., Ltd.                                         524,000   2,167,963       0.0%
    Sankyo Tateyama, Inc.                                          533,900   7,799,736       0.1%
    Sanoh Industrial Co., Ltd.                                     504,900   4,463,958       0.0%
    Sanoyas Holdings Corp.                                         325,200     915,361       0.0%
    Sansei Technologies, Inc.                                       77,100     654,563       0.0%
#   Sansha Electric Manufacturing Co., Ltd.                        165,600   1,827,415       0.0%
    Sanshin Electronics Co., Ltd.                                  358,800   5,449,512       0.0%
    Sanyei Corp.                                                       400      13,544       0.0%
    Sanyo Chemical Industries, Ltd.                                158,300   8,313,944       0.1%
    Sanyo Denki Co., Ltd.                                           61,400   4,077,789       0.0%
    Sanyo Engineering & Construction, Inc.                         115,700     911,602       0.0%
    Sanyo Housing Nagoya Co., Ltd.                                  27,400     298,268       0.0%
    Sanyo Industries, Ltd.                                          61,800   1,205,685       0.0%
#   Sanyo Shokai, Ltd.                                             151,663   2,795,092       0.0%
    Sanyo Special Steel Co., Ltd.                                  598,000  15,348,687       0.1%
    Sata Construction Co., Ltd.                                     43,800     183,902       0.0%
    Sato Shoji Corp.                                               186,200   2,027,562       0.0%
    Satori Electric Co., Ltd.                                       68,160     635,608       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Sawada Holdings Co., Ltd.                                       35,500 $   316,766       0.0%
#   Saxa Holdings, Inc.                                            168,799   3,200,148       0.0%
    SBS Holdings, Inc.                                             237,800   1,878,892       0.0%
#   Scroll Corp.                                                   700,200   2,954,496       0.0%
#   Seibu Electric Industry Co., Ltd.                               47,600   1,064,257       0.0%
    Seika Corp.                                                    151,400   4,014,729       0.0%
    Seikitokyu Kogyo Co., Ltd.                                     392,900   2,228,235       0.0%
#   Seiko Holdings Corp.                                           732,400  18,284,717       0.1%
#   Seikoh Giken Co., Ltd.                                           3,900      68,908       0.0%
    Seino Holdings Co., Ltd.                                       158,919   2,318,533       0.0%
    Sekisui Jushi Corp.                                            483,200  10,792,052       0.1%
    Sekisui Plastics Co., Ltd.                                     755,200   9,925,806       0.1%
    Senko Group Holdings Co., Ltd.                                  39,580     287,058       0.0%
    Senshu Electric Co., Ltd.                                       77,900   1,723,757       0.0%
    Senshu Ikeda Holdings, Inc.                                  4,585,700  17,705,385       0.1%
#   Senshukai Co., Ltd.                                            328,400   2,032,661       0.0%
#   Shibaura Mechatronics Corp.                                    801,000   3,468,762       0.0%
    Shibusawa Warehouse Co., Ltd. (The)                             92,400   1,715,383       0.0%
#   Shiga Bank, Ltd. (The)                                       3,306,000  18,978,577       0.1%
    Shikibo, Ltd.                                                  320,900   4,528,063       0.0%
    Shikoku Bank, Ltd. (The)                                       633,400   9,894,675       0.1%
    Shima Seiki Manufacturing, Ltd.                                121,200   6,815,149       0.1%
    Shimachu Co., Ltd.                                           1,186,400  33,412,895       0.2%
    Shimane Bank, Ltd. (The)                                        17,400     208,901       0.0%
    Shimizu Bank, Ltd. (The)                                       196,900   6,615,989       0.1%
    Shimojima Co., Ltd.                                              3,400      35,830       0.0%
    Shin Nippon Air Technologies Co., Ltd.                         323,720   4,650,034       0.0%
    Shin-Etsu Polymer Co., Ltd.                                    549,600   5,878,460       0.0%
    Shinagawa Refractories Co., Ltd.                               150,000   5,074,225       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                     79,300   5,413,176       0.0%
    Shinko Electric Industries Co., Ltd.                         2,058,600  15,863,848       0.1%
    Shinko Plantech Co., Ltd.                                      110,900     957,544       0.0%
    Shinko Shoji Co., Ltd.                                         459,100   8,518,350       0.1%
#   Shinko Wire Co., Ltd.                                           30,499     420,803       0.0%
    Shinmaywa Industries, Ltd.                                   2,406,400  23,676,127       0.2%
    Shinnihon Corp.                                                499,900   4,443,380       0.0%
    Shinsho Corp.                                                  100,299   2,887,899       0.0%
    Shizuoka Gas Co., Ltd.                                         815,400   6,371,076       0.1%
    Shobunsha Publications, Inc.                                     5,800      38,585       0.0%
    Shoei Foods Corp.                                               83,300   3,354,040       0.0%
    Showa Corp.                                                    981,300  12,862,671       0.1%
    Showa Denko K.K.                                                43,799   1,467,569       0.0%
    Sigma Koki Co., Ltd.                                             5,000      79,833       0.0%
    Sinanen Holdings Co., Ltd.                                     202,200   4,521,241       0.0%
    Sintokogio, Ltd.                                               821,162   9,556,672       0.1%
    SK-Electronics Co., Ltd.                                       104,100   1,124,821       0.0%
#   SKY Perfect JSAT Holdings, Inc.                              2,604,600  12,076,865       0.1%
#   SMK Corp.                                                      421,000   1,989,623       0.0%
    SNT Corp.                                                      596,300   4,009,497       0.0%
#   Soda Nikka Co., Ltd.                                           256,800   1,328,621       0.0%
    Sodick Co., Ltd.                                               292,900   4,053,220       0.0%
    Soft99 Corp.                                                    40,700     409,459       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Soken Chemical & Engineering Co., Ltd.                           6,700 $   145,807       0.0%
    SPK Corp.                                                       23,618     683,178       0.0%
    Starzen Co., Ltd.                                               13,600     665,270       0.0%
    Stella Chemifa Corp.                                             9,600     370,133       0.0%
    Subaru Enterprise Co., Ltd.                                     25,200   1,743,048       0.0%
    Sugimoto & Co., Ltd.                                            89,300   1,381,273       0.0%
#   Suminoe Textile Co., Ltd.                                    1,764,000   4,966,213       0.0%
    Sumitomo Bakelite Co., Ltd.                                  2,316,000  18,834,143       0.1%
    Sumitomo Densetsu Co., Ltd.                                    217,000   4,399,788       0.0%
    Sumitomo Osaka Cement Co., Ltd.                              1,484,000   6,796,352       0.1%
    Sumitomo Precision Products Co., Ltd.                          862,000   2,789,168       0.0%
    Sumitomo Riko Co., Ltd.                                        843,900   8,196,260       0.1%
    Sumitomo Seika Chemicals Co., Ltd.                               2,400     127,505       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                           2,719,000  18,663,295       0.1%
    Sun-Wa Technos Corp.                                           202,700   3,826,603       0.0%
    Suncall Corp.                                                   61,500     384,902       0.0%
    Suzuki Co., Ltd.                                                 1,600      14,521       0.0%
*   SWCC Showa Holdings Co., Ltd.                                  715,500   6,687,136       0.1%
    T RAD Co., Ltd.                                                179,700   7,458,271       0.1%
#   T&K Toka Co., Ltd.                                             149,400   1,739,547       0.0%
*   Tabuchi Electric Co., Ltd.                                      40,800     108,553       0.0%
    Tachi-S Co., Ltd.                                              537,000  10,086,829       0.1%
    Tachibana Eletech Co., Ltd.                                    363,520   6,159,590       0.0%
#   Tachikawa Corp.                                                217,100   2,565,633       0.0%
    Taihei Dengyo Kaisha, Ltd.                                     357,500   9,128,214       0.1%
    Taiheiyo Kouhatsu, Inc.                                        210,700   1,872,804       0.0%
    Taiho Kogyo Co., Ltd.                                          513,500   7,681,367       0.1%
    Taiko Bank, Ltd. (The)                                          11,100     255,678       0.0%
    Taiyo Yuden Co., Ltd.                                          321,300   5,609,675       0.0%
    Takachiho Koheki Co., Ltd.                                       3,400      34,680       0.0%
    Takano Co., Ltd.                                               248,000   2,691,501       0.0%
    Takaoka Toko Co., Ltd.                                         138,044   2,256,688       0.0%
    Takara Standard Co., Ltd.                                      482,853   8,255,521       0.1%
    Takasago International Corp.                                   109,900   3,823,041       0.0%
    Takasago Thermal Engineering Co., Ltd.                          90,800   1,598,746       0.0%
    Takashima & Co., Ltd.                                           10,700     213,677       0.0%
    Take And Give Needs Co., Ltd.                                  305,390   2,335,203       0.0%
    TAKEBISHI Corp.                                                 20,400     286,083       0.0%
    Takeei Corp.                                                   246,100   2,482,547       0.0%
#   Takigami Steel Construction Co., Ltd. (The)                     10,000     499,658       0.0%
#   Takisawa Machine Tool Co., Ltd.                                 59,600   1,087,283       0.0%
    Tamron Co., Ltd.                                                50,400   1,052,246       0.0%
    Tamura Corp.                                                 1,361,948   9,318,248       0.1%
    Tatsuta Electric Wire and Cable Co., Ltd.                      405,900   2,977,200       0.0%
    Tayca Corp.                                                    398,500   9,380,243       0.1%
    TBK Co., Ltd.                                                  655,000   3,015,301       0.0%
#   TECHNO ASSOCIE Co., Ltd.                                       166,200   2,029,296       0.0%
#   Techno Ryowa, Ltd.                                             225,570   1,610,796       0.0%
    Teikoku Tsushin Kogyo Co., Ltd.                                141,800   1,424,495       0.0%
    Tenma Corp.                                                    450,400   9,361,205       0.1%
    Teraoka Seisakusho Co., Ltd.                                    56,300     398,993       0.0%
    Terasaki Electric Co., Ltd.                                     10,100     120,817       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
#   Tigers Polymer Corp.                                           299,800 $ 2,131,853       0.0%
    Toa Corp.(6894434)                                             176,100   1,861,592       0.0%
#*  Toa Corp.(6894508)                                             557,800  12,122,461       0.1%
    Toa Oil Co., Ltd.                                            1,364,000   1,814,411       0.0%
    TOA ROAD Corp.                                                 129,800   5,338,808       0.0%
    Toabo Corp.                                                     94,600     519,083       0.0%
    Toagosei Co., Ltd.                                           1,075,500  13,948,413       0.1%
    Tobu Store Co., Ltd.                                             1,400      37,995       0.0%
    Tochigi Bank, Ltd. (The)                                     2,791,100  12,721,307       0.1%
    Toda Corp.                                                   1,023,000   8,334,580       0.1%
    Toda Kogyo Corp.                                                82,798   3,443,627       0.0%
    Toei Co., Ltd.                                                  30,200   3,276,492       0.0%
    Toenec Corp.                                                   227,000   6,627,457       0.1%
#   Togami Electric Manufacturing Co., Ltd.                          7,000     143,294       0.0%
    Toho Acetylene Co., Ltd.                                        19,200     282,800       0.0%
    Toho Bank, Ltd. (The)                                        5,219,000  20,145,673       0.1%
#   Toho Holdings Co., Ltd.                                        388,500   7,636,728       0.1%
    Toho Zinc Co., Ltd.                                            112,700   5,489,051       0.0%
    Tohoku Bank, Ltd. (The)                                        163,399   2,252,822       0.0%
    Tohokushinsha Film Corp.                                        53,700     353,702       0.0%
    Tohto Suisan Co., Ltd.                                          72,300   1,326,245       0.0%
    Tokai Carbon Co., Ltd.                                       2,945,900  29,437,936       0.2%
    Tokai Lease Co., Ltd.                                           60,999   1,144,800       0.0%
    Tokai Rika Co., Ltd.                                           864,200  18,189,758       0.1%
    Tokushu Tokai Paper Co., Ltd.                                  187,522   7,561,602       0.1%
    Tokyo Dome Corp.                                               231,700   2,175,654       0.0%
#   Tokyo Electron Device, Ltd.                                    167,700   3,279,185       0.0%
    Tokyo Energy & Systems, Inc.                                   725,100   8,438,082       0.1%
#   Tokyo Keiki, Inc.                                              279,799   3,766,743       0.0%
    Tokyo Radiator Manufacturing Co., Ltd.                          30,000     269,239       0.0%
    Tokyo Sangyo Co., Ltd.                                         543,100   2,557,761       0.0%
    Tokyo Tekko Co., Ltd.                                          246,200   4,657,536       0.0%
    Tokyo TY Financial Group, Inc.                                 357,657   9,657,897       0.1%
    Tokyu Recreation Co., Ltd.                                     218,328   1,770,534       0.0%
    Toli Corp.                                                   1,162,100   4,224,641       0.0%
#   Tomato Bank, Ltd.                                              141,600   1,976,198       0.0%
    Tomoe Corp.                                                    873,200   3,629,892       0.0%
#   Tomoe Engineering Co., Ltd.                                     93,600   1,787,741       0.0%
    Tomoku Co., Ltd.                                               303,200   5,657,655       0.0%
    TOMONY Holdings, Inc.                                        3,593,100  17,305,065       0.1%
    Tonami Holdings Co., Ltd.                                      161,800   8,061,660       0.1%
    Toppan Forms Co., Ltd.                                         887,500   9,183,681       0.1%
    Topre Corp.                                                     66,700   1,964,119       0.0%
    Topy Industries, Ltd.                                          543,000  18,552,048       0.1%
    Torii Pharmaceutical Co., Ltd.                                 134,200   3,640,501       0.0%
    Torishima Pump Manufacturing Co., Ltd.                           9,200      95,494       0.0%
    Tosei Corp.                                                    658,300   6,483,752       0.1%
    Toshiba Machine Co., Ltd.                                      879,000   5,457,812       0.0%
#   Tosho Printing Co., Ltd.                                       131,500   1,266,111       0.0%
#   Tottori Bank, Ltd. (The)                                       126,199   2,022,990       0.0%
    Towa Bank, Ltd. (The)                                          661,700   7,026,336       0.1%
    Towa Corp.                                                      73,508   1,272,925       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Toyo Construction Co., Ltd.                                  1,270,300 $ 6,430,589       0.1%
    Toyo Corp.                                                      49,900     466,159       0.0%
#   Toyo Denki Seizo K.K.                                          103,200   1,832,622       0.0%
    Toyo Engineering Corp.                                          51,400     614,431       0.0%
    Toyo Ink SC Holdings Co., Ltd.                               3,433,000  20,217,651       0.1%
    Toyo Kanetsu K.K.                                              151,300   5,731,325       0.0%
    Toyo Kohan Co., Ltd.                                         2,008,900   8,589,590       0.1%
    Toyo Machinery & Metal Co., Ltd.                               203,000   1,561,505       0.0%
    Toyo Securities Co., Ltd.                                    1,167,000   3,265,097       0.0%
    Toyo Tanso Co., Ltd.                                           268,300   7,574,312       0.1%
    Toyo Wharf & Warehouse Co., Ltd.                               115,799   1,956,847       0.0%
    Toyobo Co., Ltd.                                               126,500   2,436,698       0.0%
    Trusco Nakayama Corp.                                            1,578      40,373       0.0%
    TS Tech Co., Ltd.                                              139,700   5,003,196       0.0%
    TSI Holdings Co., Ltd.                                       1,822,320  15,273,380       0.1%
    Tsubakimoto Chain Co.                                          138,000   1,189,263       0.0%
    Tsubakimoto Kogyo Co., Ltd.                                     20,200     522,515       0.0%
#*  Tsudakoma Corp.                                                851,000   1,529,535       0.0%
    Tsukada Global Holdings, Inc.                                  146,600     752,710       0.0%
#   Tsukishima Kikai Co., Ltd.                                     355,700   4,272,499       0.0%
    Tsukuba Bank, Ltd.                                           1,776,967   6,572,717       0.1%
    Tsurumi Manufacturing Co., Ltd.                                269,300   4,564,242       0.0%
    Tsutsumi Jewelry Co., Ltd.                                     169,400   2,995,745       0.0%
    TTK Co., Ltd.                                                  132,000     644,076       0.0%
    TV Asahi Holdings Corp.                                        362,500   7,300,029       0.1%
    Tv Tokyo Holdings Corp.                                        260,500   5,452,683       0.0%
#   TYK Corp.                                                      559,200   2,016,757       0.0%
#*  U-Shin, Ltd.                                                   636,700   4,301,012       0.0%
    UACJ Corp.                                                     551,999  16,277,095       0.1%
    Ube Industries, Ltd.                                           361,920  11,118,206       0.1%
    Uchida Yoko Co., Ltd.                                          282,500   8,961,768       0.1%
#   Ueki Corp.                                                      18,700     448,337       0.0%
    UKC Holdings Corp.                                             292,600   5,036,241       0.0%
    Uniden Holdings Corp.                                          247,000     786,123       0.0%
    Unipres Corp.                                                  712,100  19,226,551       0.1%
    United Super Markets Holdings, Inc.                            376,300   3,512,948       0.0%
    Universal Entertainment Corp.                                   62,900   2,049,066       0.0%
    Unizo Holdings Co., Ltd.                                       236,000   6,278,481       0.0%
    Ushio, Inc.                                                    857,700  11,905,542       0.1%
    Utoc Corp.                                                      86,500     407,091       0.0%
    Vital KSK Holdings, Inc.                                       380,615   3,090,405       0.0%
    Wacoal Holdings Corp.                                          821,500  23,480,769       0.2%
    Wakachiku Construction Co., Ltd.                               115,600   1,929,800       0.0%
    Wakita & Co., Ltd.                                             890,400  10,953,375       0.1%
    Warabeya Nichiyo Holdings Co., Ltd.                            145,000   3,589,970       0.0%
    Wood One Co., Ltd.                                              89,600   1,525,377       0.0%
    Xebio Holdings Co., Ltd.                                       622,000  11,907,156       0.1%
#   YAC Holdings Co., Ltd.                                         222,800   2,255,510       0.0%
    Yachiyo Industry Co., Ltd.                                      79,700   1,068,158       0.0%
    Yahagi Construction Co., Ltd.                                   56,900     515,304       0.0%
#   Yaizu Suisankagaku Industry Co., Ltd.                           59,400     638,883       0.0%
    YAMABIKO Corp.                                                 166,396   2,264,253       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
JAPAN -- (Continued)
#   Yamagata Bank, Ltd. (The)                                      483,800 $   11,394,460       0.1%
    Yamanashi Chuo Bank, Ltd. (The)                              2,857,000     12,724,382       0.1%
#   Yamatane Corp.                                                 248,999      4,447,749       0.0%
    Yamato Corp.                                                   349,100      2,588,513       0.0%
    Yamaya Corp.                                                    37,300        784,384       0.0%
    Yamazawa Co., Ltd.                                               4,900         75,039       0.0%
    Yashima Denki Co., Ltd.                                          9,400         79,740       0.0%
    Yasuda Logistics Corp.                                         200,000      1,670,045       0.0%
    Yellow Hat, Ltd.                                               267,600      8,210,707       0.1%
    Yodogawa Steel Works, Ltd.                                     509,300     14,917,248       0.1%
    Yokogawa Bridge Holdings Corp.                                 763,800     16,288,248       0.1%
#   Yokohama Reito Co., Ltd.                                     1,277,700     12,151,917       0.1%
    Yokowo Co., Ltd.                                               126,500      1,651,555       0.0%
    Yondenko Corp.                                                  83,650      2,329,315       0.0%
    Yorozu Corp.                                                   525,800     10,697,489       0.1%
    Yotai Refractories Co., Ltd.                                    13,000         53,503       0.0%
#   Yuasa Funashoku Co., Ltd.                                       61,999      1,854,546       0.0%
    Yuken Kogyo Co., Ltd.                                           38,300        905,504       0.0%
    Yurtec Corp.                                                 1,279,000     11,176,249       0.1%
    Yusen Logistics Co., Ltd.                                      438,000      5,106,835       0.0%
    Yushiro Chemical Industry Co., Ltd.                            140,100      2,118,888       0.0%
    Yutaka Giken Co., Ltd.                                           3,300         74,788       0.0%
    Zenitaka Corp. (The)                                            33,900      1,704,915       0.0%
#   Zojirushi Corp.                                                 23,100        208,493       0.0%
                                                                           --------------      ----
TOTAL JAPAN                                                                 4,489,329,069      27.8%
                                                                           --------------      ----
NETHERLANDS -- (2.2%)
#   APERAM SA                                                    1,300,857     69,950,448       0.5%
    Arcadis NV                                                     620,029     14,332,359       0.1%
    ASM International NV                                           756,945     50,725,914       0.3%
    ASR Nederland NV                                                92,808      3,804,629       0.0%
#   BinckBank NV                                                 1,361,798      6,940,850       0.1%
    Boskalis Westminster                                         1,871,382     66,895,363       0.4%
#*  Fugro NV                                                       393,693      5,075,007       0.0%
    Gemalto NV                                                      38,117      1,508,731       0.0%
#*  Heijmans NV                                                    247,707      2,642,232       0.0%
    KAS Bank NV                                                    369,508      4,286,322       0.0%
    Koninklijke BAM Groep NV                                     7,280,325     41,124,745       0.3%
*   Lucas Bols NV                                                   17,053        384,345       0.0%
#   Ordina NV                                                    2,578,429      4,459,558       0.0%
#   SBM Offshore NV                                              5,027,903     89,728,554       0.6%
*   Telegraaf Media Groep NV                                        90,937        603,969       0.0%
    Van Lanschot Kempen NV                                          55,786      1,692,765       0.0%
                                                                           --------------      ----
TOTAL NETHERLANDS                                                             364,155,791       2.3%
                                                                           --------------      ----
NEW ZEALAND -- (0.4%)
    Air New Zealand, Ltd.                                        8,005,590     18,085,757       0.1%
#   Arvida Group, Ltd.                                             445,707        363,079       0.0%
    Chorus, Ltd.                                                 5,350,162     14,702,895       0.1%
    Colonial Motor Co., Ltd. (The)                                 237,146      1,237,807       0.0%
    EBOS Group, Ltd.                                               222,118      2,675,410       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
NEW ZEALAND -- (Continued)
    Evolve Education Group, Ltd.                                     26,394 $    13,542       0.0%
    Heartland Bank, Ltd.                                          2,728,477   3,547,238       0.0%
    Kathmandu Holdings, Ltd.                                        619,804   1,018,744       0.0%
    Metlifecare, Ltd.                                               394,461   1,560,637       0.0%
#   Metro Performance Glass, Ltd.                                   104,006      70,452       0.0%
    Millennium & Copthorne Hotels New Zealand, Ltd.                 838,561   1,611,846       0.0%
*   New Zealand Oil & Gas, Ltd.                                     760,602     377,409       0.0%
    New Zealand Refining Co., Ltd. (The)                          1,430,879   2,467,837       0.0%
#   NZME, Ltd.                                                    1,186,151     745,305       0.0%
    PGG Wrightson, Ltd.                                           2,284,189     875,637       0.0%
*   Rubicon, Ltd.                                                 2,012,111     262,198       0.0%
    Sanford, Ltd.                                                 1,020,617   5,514,645       0.1%
    Scales Corp., Ltd.                                                1,756       4,687       0.0%
#   Skellerup Holdings, Ltd.                                        397,179     486,856       0.0%
    SKY Network Television, Ltd.                                  2,139,755   3,662,259       0.1%
#   Steel & Tube Holdings, Ltd.                                     546,276     747,820       0.0%
    Summerset Group Holdings, Ltd.                                  108,250     360,792       0.0%
*   Synlait Milk, Ltd.                                                1,672       9,396       0.0%
#   Tegel Group Holdings, Ltd.                                      136,843     130,115       0.0%
#   Tourism Holdings, Ltd.                                          690,157   2,398,598       0.0%
*   Tower, Ltd.                                                   2,349,337   1,302,862       0.0%
    Warehouse Group, Ltd. (The)                                     146,853     212,123       0.0%
                                                                            -----------       ---
TOTAL NEW ZEALAND                                                            64,445,946       0.4%
                                                                            -----------       ---
NORWAY -- (0.7%)
#*  Akastor ASA                                                     508,079   1,171,993       0.0%
*   Aker Solutions ASA                                              603,530   3,318,586       0.0%
    American Shipping Co. ASA                                       383,186   1,077,861       0.0%
    Austevoll Seafood ASA                                         1,071,434  10,724,348       0.1%
#*  Avance Gas Holding, Ltd.                                        364,454     880,332       0.0%
    Bonheur ASA                                                     505,029   5,112,549       0.0%
#*  BW LPG, Ltd.                                                  2,062,575   7,753,911       0.1%
#*  BW Offshore, Ltd.                                             2,880,393   9,463,702       0.1%
#*  DOF ASA                                                       7,948,407     837,846       0.0%
#*  Fred Olsen Energy ASA                                           737,997   2,032,289       0.0%
#   Frontline, Ltd.                                                 848,174   5,189,854       0.0%
    Hoegh LNG Holdings, Ltd.                                          6,622      52,437       0.0%
*   Kongsberg Automotive ASA                                     10,730,101  12,628,738       0.1%
*   Kvaerner ASA                                                  4,403,550   8,426,218       0.1%
#   Ocean Yield ASA                                                 438,133   3,905,738       0.0%
*   Odfjell Drilling, Ltd.                                          715,855   2,872,242       0.0%
    Odfjell SE Class A                                              243,825     849,976       0.0%
#   Opera Software ASA                                              285,302     817,444       0.0%
#*  Petroleum Geo-Services ASA                                    7,991,950  13,146,256       0.1%
#*  Prosafe SE                                                      149,097     301,381       0.0%
#*  REC Silicon ASA                                              24,404,411   3,191,576       0.0%
*   Sevan Marine ASA                                                111,678     180,572       0.0%
#*  Songa Offshore                                                  543,788   3,872,448       0.0%
    SpareBank 1 SMN                                                   1,523      15,818       0.0%
    SpareBank 1 SR-Bank ASA                                         706,571   7,826,216       0.1%
#   Stolt-Nielsen, Ltd.                                             534,632   7,535,113       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
NORWAY -- (Continued)
    TGS NOPEC Geophysical Co. ASA                                     80,331 $  1,846,827       0.0%
*   Wallenius Wilhelmsen Logistics                                    98,023      562,444       0.0%
    Wilh Wilhelmsen Holding ASA Class A                              267,295    7,829,921       0.1%
                                                                             ------------       ---
TOTAL NORWAY                                                                  123,424,636       0.8%
                                                                             ------------       ---
PORTUGAL -- (0.4%)
#*  Banco Comercial Portugues SA Class R                         114,520,013   34,221,938       0.2%
    Corticeira Amorim SGPS SA                                      1,657,132   23,125,373       0.2%
    Mota-Engil SGPS SA                                               195,469      785,015       0.0%
    Navigator Co. SA (The)                                           182,117      928,795       0.0%
    Sonae Capital SGPS SA                                          1,173,635    1,164,467       0.0%
    Sonae SGPS SA                                                  4,605,893    5,514,109       0.0%
                                                                             ------------       ---
TOTAL PORTUGAL                                                                 65,739,697       0.4%
                                                                             ------------       ---
SINGAPORE -- (1.2%)
    Accordia Golf Trust                                            4,612,600    2,538,185       0.0%
*   ASL Marine Holdings, Ltd.                                        400,250       34,577       0.0%
#*  Banyan Tree Holdings, Ltd.                                     1,497,700      676,168       0.0%
    Bonvests Holdings, Ltd.                                        1,303,081    1,367,135       0.0%
*   Broadway Industrial Group, Ltd.                                        1           --       0.0%
    Bukit Sembawang Estates, Ltd.                                     21,300       99,233       0.0%
    Centurion Corp., Ltd.                                             46,200       19,004       0.0%
    China Sunsine Chemical Holdings, Ltd.                             20,400       15,043       0.0%
#   Chip Eng Seng Corp., Ltd.                                     10,145,598    7,146,904       0.1%
    Chuan Hup Holdings, Ltd.                                       7,277,100    1,867,878       0.0%
*   COSCO Shipping International Singapore Co., Ltd.               5,396,500    1,149,259       0.0%
*   Creative Technology, Ltd.                                        332,200      282,401       0.0%
    CSE Global, Ltd.                                                  68,100       18,753       0.0%
*   DMX Technologies Group, Ltd.                                   3,585,000       51,759       0.0%
#*  Ezion Holdings, Ltd.                                          36,070,350    5,213,014       0.1%
#*  Ezra Holdings, Ltd.                                           25,616,009    1,037,457       0.0%
#   Far East Orchard, Ltd.                                         5,078,142    5,770,932       0.1%
    First Sponsor Group, Ltd.                                        879,687      880,578       0.0%
    Frasers Centrepoint, Ltd.                                        550,900      840,478       0.0%
    Frencken Group, Ltd.                                             586,000      258,093       0.0%
#   Fu Yu Corp., Ltd.                                              3,176,200      466,646       0.0%
    GK Goh Holdings, Ltd.                                          2,292,274    1,665,816       0.0%
    Golden Agri-Resources, Ltd.                                   11,497,100    3,332,227       0.0%
    GP Batteries International, Ltd.                                 283,700      266,518       0.0%
    GP Industries, Ltd.                                            2,112,708    1,100,721       0.0%
#   GuocoLand, Ltd.                                                1,349,400    2,368,465       0.0%
*   Halcyon Agri Corp., Ltd.                                          84,277       36,773       0.0%
    Hanwell Holdings, Ltd.                                         6,357,443    1,514,164       0.0%
    Haw Par Corp., Ltd.                                              142,400    1,274,431       0.0%
    Hi-P International, Ltd.                                         566,700      777,847       0.0%
    Hiap Hoe, Ltd.                                                    43,100       27,659       0.0%
    Ho Bee Investment, Ltd.                                        6,587,800   12,231,821       0.1%
    Hong Fok Corp., Ltd.                                           7,955,660    5,195,727       0.1%
    Hong Leong Asia, Ltd.                                          1,771,000    1,591,344       0.0%
    Hong Leong Finance, Ltd.                                         150,900      302,415       0.0%
#   Hotel Grand Central, Ltd.                                      2,957,763    3,211,363       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
SINGAPORE -- (Continued)
    Hour Glass, Ltd. (The)                                        1,018,060 $   508,592       0.0%
    Hutchison Port Holdings Trust                                 3,061,300   1,316,374       0.0%
#   Hyflux, Ltd.                                                  6,740,600   2,423,224       0.0%
    Indofood Agri Resources, Ltd.                                 9,762,600   3,219,051       0.0%
    InnoTek, Ltd.                                                 2,504,200     569,382       0.0%
*   IPC Corp., Ltd.                                                 140,090      50,634       0.0%
    Isetan Singapore, Ltd.                                          166,500     490,077       0.0%
#   Japfa, Ltd.                                                   1,166,500     505,568       0.0%
    k1 Ventures, Ltd.                                             2,371,600   1,278,176       0.0%
    Keppel Telecommunications & Transportation, Ltd.                 19,400      21,490       0.0%
    Koh Brothers Group, Ltd.                                        998,400     267,250       0.0%
#*  KrisEnergy, Ltd.                                              1,261,400      98,372       0.0%
    KSH Holdings, Ltd.                                               76,375      52,137       0.0%
    Lian Beng Group, Ltd.                                         5,316,600   3,161,409       0.0%
    Low Keng Huat Singapore, Ltd.                                   252,600     128,835       0.0%
    Lum Chang Holdings, Ltd.                                      1,565,200     476,369       0.0%
    Metro Holdings, Ltd.                                         10,185,160   9,377,147       0.1%
    Mewah International, Inc.                                        95,000      21,218       0.0%
*   Midas Holdings, Ltd.                                         29,857,700   4,604,429       0.0%
*   Nam Cheong, Ltd.                                              6,429,100      94,331       0.0%
*   Noble Group, Ltd.                                             6,946,599   1,458,786       0.0%
    NSL, Ltd.                                                       532,900     541,658       0.0%
    OUE, Ltd.                                                     3,470,200   5,243,920       0.1%
*   Pacc Offshore Services Holdings, Ltd.                           181,500      44,666       0.0%
    QAF, Ltd.                                                     3,518,224   3,188,384       0.0%
#*  Raffles Education Corp., Ltd.                                11,959,300   2,935,069       0.0%
    RHT Health Trust                                                454,000     279,905       0.0%
    Rotary Engineering, Ltd.                                        105,300      34,724       0.0%
    San Teh, Ltd.                                                   148,600      24,046       0.0%
    SembCorp Industries, Ltd.                                     1,612,900   3,906,362       0.0%
    SembCorp Marine, Ltd.                                           502,400     712,310       0.0%
    SHS Holdings, Ltd.                                              307,900      49,702       0.0%
    SIIC Environment Holdings, Ltd.                               1,618,600     629,484       0.0%
    Sinarmas Land, Ltd.                                              80,300      25,022       0.0%
#   Sing Holdings, Ltd.                                             397,900     141,494       0.0%
    Sing Investments & Finance, Ltd.                                144,600     169,781       0.0%
    Singapore Reinsurance Corp., Ltd.                             2,999,110     681,670       0.0%
    Singapura Finance, Ltd.                                         210,000     159,525       0.0%
#*  Sino Grandness Food Industry Group, Ltd.                     11,956,054   1,844,255       0.0%
#   Stamford Land Corp., Ltd.                                     3,472,400   1,311,579       0.0%
    Sunningdale Tech, Ltd.                                        2,523,280   4,275,746       0.0%
*   SunVic Chemical Holdings, Ltd.                                4,422,200     211,228       0.0%
#*  Swiber Holdings, Ltd.                                        11,008,950     164,759       0.0%
*   Tat Hong Holdings, Ltd.                                       5,231,580   1,784,114       0.0%
    Tiong Woon Corp. Holding, Ltd.                                2,881,750     603,261       0.0%
#   Tuan Sing Holdings, Ltd.                                     17,983,950   5,470,928       0.1%
    UMS Holdings, Ltd.                                            2,745,937   2,125,207       0.0%
    United Engineers, Ltd.                                        9,133,632  17,694,125       0.1%
#   United Industrial Corp., Ltd.                                 3,905,121   9,433,679       0.1%
    UOB-Kay Hian Holdings, Ltd.                                      19,100      18,983       0.0%
    UOL Group, Ltd.                                               1,391,900   9,230,612       0.1%
    Vibrant Group, Ltd.                                             761,570     218,551       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SINGAPORE -- (Continued)
    Wee Hur Holdings, Ltd.                                           94,000 $     19,689       0.0%
    Wheelock Properties Singapore, Ltd.                           3,323,400    4,877,130       0.0%
    Wing Tai Holdings, Ltd.                                      10,943,554   19,266,532       0.1%
    Yeo Hiap Seng, Ltd.                                             449,857      416,215       0.0%
                                                                            ------------       ---
TOTAL SINGAPORE                                                              192,487,954       1.2%
                                                                            ------------       ---
SPAIN -- (2.0%)
    Acciona SA                                                      817,969   67,731,270       0.4%
#   Acerinox SA                                                   3,180,183   45,689,355       0.3%
#*  Adveo Group International SA                                     70,169      224,661       0.0%
    Alantra Partners SA                                              38,865      559,493       0.0%
    Almirall SA                                                     103,417    1,000,951       0.0%
    Applus Services SA                                              287,581    4,021,443       0.0%
    Azkoyen SA                                                        9,866       92,121       0.0%
*   Baron de Ley                                                     21,191    2,720,224       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                   225,524    9,286,628       0.1%
    Ebro Foods SA                                                 1,575,442   37,894,847       0.2%
*   eDreams ODIGEO SA                                               772,920    2,393,955       0.0%
    Elecnor SA                                                       58,924      832,680       0.0%
    Ence Energia y Celulosa SA                                    4,068,881   23,603,258       0.2%
#   Ercros SA                                                     2,591,935    8,389,152       0.1%
    Euskaltel SA                                                    382,008    3,059,120       0.0%
    Fluidra SA                                                      343,346    3,478,090       0.0%
    Grupo Catalana Occidente SA                                     464,868   19,567,903       0.1%
    Iberpapel Gestion SA                                            108,973    3,398,905       0.0%
#*  Liberbank SA                                                  3,453,936    1,596,874       0.0%
    Melia Hotels International SA                                   893,167   12,217,523       0.1%
    Miquel y Costas & Miquel SA                                      61,962    2,245,104       0.0%
#   NH Hotel Group SA                                             5,938,201   37,543,980       0.2%
#*  Obrascon Huarte Lain SA                                       2,345,584   13,153,418       0.1%
#*  Quabit Inmobiliaria SA                                        1,255,995    2,410,196       0.0%
*   Sacyr SA                                                     10,491,700   26,956,499       0.2%
    Saeta Yield SA                                                  284,674    3,178,848       0.0%
#*  Solaria Energia y Medio Ambiente SA                             133,121      220,997       0.0%
    Talgo SA                                                         31,392      153,921       0.0%
#*  Tubacex SA                                                    1,632,043    5,799,055       0.1%
#*  Tubos Reunidos SA                                                88,871       93,657       0.0%
*   Vocento SA                                                      559,009      972,061       0.0%
                                                                            ------------       ---
TOTAL SPAIN                                                                  340,486,189       2.1%
                                                                            ------------       ---
SWEDEN -- (2.3%)
    Acando AB                                                     1,831,540    6,214,376       0.1%
    AddNode Group AB                                                 37,990      308,407       0.0%
    AF AB Class B                                                   553,692   11,407,061       0.1%
#   Alimak Group AB                                                  18,526      331,917       0.0%
    Attendo AB                                                       12,649      148,741       0.0%
*   BE Group AB                                                       4,627       29,284       0.0%
    Beijer Ref AB                                                   162,016    5,652,385       0.0%
    Bergman & Beving AB                                             451,283    5,134,315       0.0%
    Bilia AB Class A                                                972,944    8,717,813       0.1%
    BillerudKorsnas AB                                            1,941,901   33,422,084       0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWEDEN -- (Continued)
    Biotage AB                                                     652,931 $ 5,813,339       0.0%
#   Bjorn Borg AB                                                   73,977     295,106       0.0%
    Bonava AB                                                        6,086      87,824       0.0%
    Bonava AB Class B                                              523,193   7,619,229       0.1%
    Bravida Holding AB                                               6,961      47,525       0.0%
    Bufab AB                                                       112,422   1,342,380       0.0%
    Bulten AB                                                      340,143   4,824,814       0.0%
    Bure Equity AB                                               1,257,617  15,544,148       0.1%
#   Byggmax Group AB                                               234,882   1,598,739       0.0%
    Capio AB                                                       200,585   1,020,854       0.0%
#   Cavotec SA                                                      12,043      37,662       0.0%
    Cloetta AB Class B                                           4,610,643  15,590,817       0.1%
    Com Hem Holding AB                                              55,088     826,980       0.0%
    Concentric AB                                                   89,800   1,508,021       0.0%
    Concordia Maritime AB Class B                                  374,602     556,873       0.0%
    Coor Service Management Holding AB                              75,135     592,446       0.0%
    Dometic Group AB                                               712,870   6,198,062       0.1%
#   Doro AB                                                        313,435   1,815,167       0.0%
    Duni AB                                                        361,452   5,385,287       0.0%
    Eastnine AB                                                     48,445     439,728       0.0%
#   Elanders AB Class B                                             96,228   1,049,533       0.0%
#*  Eltel AB                                                       142,776     406,036       0.0%
    Granges AB                                                     739,173   7,659,610       0.1%
    Gunnebo AB                                                     746,975   3,078,455       0.0%
*   Haldex AB                                                    1,162,884  12,921,823       0.1%
    Hoist Finance AB                                               327,004   3,437,075       0.0%
    Holmen AB Class B                                              741,335  36,436,002       0.2%
    Inwido AB                                                      836,823   9,219,433       0.1%
    KappAhl AB                                                   1,418,161  10,326,771       0.1%
    KNOW IT AB                                                     313,565   5,728,314       0.0%
    Lagercrantz Group AB Class B                                   287,696   3,061,108       0.0%
    Lindab International AB                                      1,613,123  13,295,978       0.1%
    Loomis AB Class B                                               74,577   2,992,174       0.0%
*   Medivir AB Class B                                             193,154   1,545,751       0.0%
#   Mekonomen AB                                                   127,295   2,570,089       0.0%
    Modern Times Group MTG AB Class B                               13,460     513,457       0.0%
*   Momentum Group AB Class B                                      434,351   5,342,954       0.0%
    MQ Holding AB                                                  658,536   2,509,067       0.0%
#   Mycronic AB                                                    547,823   6,506,068       0.1%
#*  Net Insight AB Class B                                       2,987,891   1,873,591       0.0%
    New Wave Group AB Class B                                    1,231,116   8,161,460       0.1%
    Nobina AB                                                       15,704      85,276       0.0%
    Nolato AB Class B                                               67,957   3,767,740       0.0%
    Nordax Group AB                                                111,610     661,781       0.0%
#   Opus Group AB                                                4,550,573   3,369,537       0.0%
    Pandox AB                                                       41,372     754,078       0.0%
    Peab AB                                                      3,390,432  32,900,872       0.2%
#   Pricer AB Class B                                            1,044,425   1,135,402       0.0%
#   Ratos AB Class B                                             1,254,493   6,021,442       0.1%
#   Recipharm AB Class B                                           173,331   2,120,730       0.0%
#   Resurs Holding AB                                                5,536      38,330       0.0%
    Rottneros AB                                                   301,060     269,703       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SWEDEN -- (Continued)
    Saab AB Class B                                                279,560 $ 14,282,235       0.1%
#*  SAS AB                                                       4,035,563   12,484,686       0.1%
    Scandic Hotels Group AB                                        452,660    5,839,261       0.0%
    Semcon AB                                                      143,311      855,703       0.0%
    SkiStar AB                                                      39,571      864,909       0.0%
*   SSAB AB Class B                                              4,637,894   18,683,574       0.1%
    Swedol AB Class B                                              269,265    1,109,689       0.0%
    Systemair AB                                                    28,434      430,042       0.0%
    Transcom Worldwide AB                                          150,420    1,572,181       0.0%
    VBG Group AB Class B                                            18,180      326,094       0.0%
                                                                           ------------       ---
TOTAL SWEDEN                                                                388,719,398       2.4%
                                                                           ------------       ---
SWITZERLAND -- (4.0%)
    Allreal Holding AG                                             248,431   41,522,609       0.3%
*   Alpiq Holding AG                                                 8,361      536,420       0.0%
    ALSO Holding AG                                                 42,157    5,706,603       0.1%
#*  Arbonia AG                                                     670,966   11,738,049       0.1%
#   Aryzta AG                                                      982,108   31,182,050       0.2%
    Autoneum Holding AG                                              3,370      910,377       0.0%
    Baloise Holding AG                                             217,905   34,354,310       0.2%
#   Bank Cler AG                                                    33,731    1,430,258       0.0%
    Banque Cantonale de Geneve                                      30,116    4,853,594       0.0%
#   Banque Cantonale du Jura SA                                      7,739      463,058       0.0%
    Banque Cantonale Vaudoise                                       14,902   10,715,195       0.1%
    Bell Food Group AG                                              13,289    5,738,501       0.1%
    Bellevue Group AG                                               96,221    2,236,851       0.0%
#   Berner Kantonalbank AG                                          15,382    2,775,940       0.0%
    Bobst Group SA                                                 175,188   18,726,836       0.1%
    Bucher Industries AG                                               244       95,470       0.0%
    Calida Holding AG                                               17,402      645,442       0.0%
    Carlo Gavazzi Holding AG                                         7,535    2,516,736       0.0%
    Cham Paper Holding AG                                           10,188    4,133,348       0.0%
*   Cicor Technologies, Ltd.                                        16,393      844,281       0.0%
    Cie Financiere Tradition SA                                     17,352    1,651,617       0.0%
    Coltene Holding AG                                              46,465    4,611,622       0.0%
    Conzzeta AG                                                     19,134   18,795,621       0.1%
    Daetwyler Holding AG                                            90,132   15,114,533       0.1%
*   Dottikon Es Holding AG                                              32       24,705       0.0%
#   EFG International AG                                         1,066,226    9,757,140       0.1%
    Emmi AG                                                         27,170   16,962,421       0.1%
    Energiedienst Holding AG                                         5,845      151,455       0.0%
    Feintool International Holding AG                                  556       66,049       0.0%
    Flughafen Zurich AG                                             76,651   16,669,730       0.1%
    GAM Holding AG                                               3,118,365   48,606,691       0.3%
    Georg Fischer AG                                                 4,904    6,042,071       0.1%
    Gurit Holding AG                                                 9,788   11,255,869       0.1%
    Helvetia Holding AG                                            137,677   74,012,896       0.5%
#   HOCHDORF Holding AG                                              9,356    2,599,572       0.0%
    Huber & Suhner AG                                              120,303    6,514,282       0.1%
    Implenia AG                                                    271,629   17,157,451       0.1%
    Jungfraubahn Holding AG                                         17,646    2,247,453       0.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SWITZERLAND -- (Continued)
    Komax Holding AG                                                  5,415 $  1,550,058       0.0%
#   Kudelski SA                                                     252,177    3,096,392       0.0%
    Liechtensteinische Landesbank AG                                 96,229    4,798,228       0.0%
    Luzerner Kantonalbank AG                                         11,479    5,170,080       0.0%
    MCH Group AG                                                     15,866    1,077,464       0.0%
    Metall Zug AG Class B                                               733    2,815,816       0.0%
    Mikron Holding AG                                                 7,480       52,239       0.0%
    Mobimo Holding AG                                                86,309   21,809,298       0.1%
#   OC Oerlikon Corp. AG                                            845,999   13,572,387       0.1%
*   Orascom Development Holding AG                                   12,179      146,270       0.0%
#   Orell Fuessli Holding AG                                            356       43,967       0.0%
    Orior AG                                                         62,725    4,905,644       0.0%
#   Phoenix Mecano AG                                                 3,660    2,129,307       0.0%
    Plazza AG Class A                                                13,906    3,229,774       0.0%
    Rieter Holding AG                                                12,166    2,844,991       0.0%
    Romande Energie Holding SA                                          820      929,670       0.0%
*   Schmolz + Bickenbach AG                                       9,734,663    8,978,567       0.1%
    Schweiter Technologies AG                                         2,571    3,154,072       0.0%
    SFS Group AG                                                     88,221   10,457,218       0.1%
    Siegfried Holding AG                                             50,262   15,720,789       0.1%
    St Galler Kantonalbank AG                                        34,070   15,382,920       0.1%
    Sulzer AG                                                       211,003   27,031,055       0.2%
    Swissquote Group Holding SA                                      89,665    3,114,731       0.0%
    Tamedia AG                                                       10,872    1,508,202       0.0%
    Thurgauer Kantonalbank                                           10,185    1,005,073       0.0%
    Valiant Holding AG                                              146,019   15,031,265       0.1%
    Valora Holding AG                                                64,514   20,675,081       0.1%
    Vaudoise Assurances Holding SA                                   22,805   12,084,602       0.1%
    Vetropack Holding AG                                              1,491    2,836,517       0.0%
    Vontobel Holding AG                                             221,320   13,772,536       0.1%
    VP Bank AG                                                       39,242    5,390,871       0.0%
    Walliser Kantonalbank                                             8,120      765,780       0.0%
#   Zehnder Group AG                                                121,095    4,442,846       0.0%
#   Zug Estates Holding AG Class B                                      514      904,714       0.0%
    Zuger Kantonalbank AG                                                93      494,076       0.0%
                                                                            ------------       ---
TOTAL SWITZERLAND                                                            664,289,606       4.1%
                                                                            ------------       ---
UNITED KINGDOM -- (14.2%)
    Acacia Mining P.L.C.                                          2,959,557    7,087,073       0.1%
    Acal P.L.C.                                                   1,109,227    4,670,251       0.0%
    Aggreko P.L.C.                                                1,268,209   15,782,579       0.1%
*   Aldermore Group P.L.C.                                        2,404,166    9,609,796       0.1%
    Alumasc Group P.L.C. (The)                                      321,689      713,371       0.0%
    Anglo Pacific Group P.L.C.                                    1,342,988    2,402,196       0.0%
#   Anglo-Eastern Plantations P.L.C.                                249,529    2,733,666       0.0%
    BBA Aviation P.L.C.                                           5,398,136   22,805,197       0.1%
    Beazley P.L.C.                                               12,372,002   82,993,767       0.5%
    Bellway P.L.C.                                                3,278,643  158,967,673       1.0%
    BGEO Group P.L.C.                                               443,084   20,923,814       0.1%
    Bloomsbury Publishing P.L.C.                                    184,389      401,636       0.0%
    Bodycote P.L.C.                                               4,607,596   57,308,740       0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
UNITED KINGDOM -- (Continued)
    Bovis Homes Group P.L.C.                                      4,858,289 $ 75,896,774       0.5%
    Braemar Shipping Services P.L.C.                                 29,890      122,526       0.0%
*   Cairn Energy P.L.C.                                             449,467    1,262,185       0.0%
    Cambian Group P.L.C.                                            264,018      680,250       0.0%
#   Carillion P.L.C.                                             10,352,835    6,251,849       0.0%
    Carr's Group P.L.C.                                             536,914    1,026,621       0.0%
    Castings P.L.C.                                                 437,355    2,699,369       0.0%
    Centamin P.L.C.                                              30,587,973   56,610,827       0.4%
    Chemring Group P.L.C.                                         2,829,668    6,482,195       0.0%
    Chesnara P.L.C.                                                 871,014    4,453,306       0.0%
    Clarkson P.L.C.                                                  46,781    1,823,637       0.0%
    Close Brothers Group P.L.C.                                   2,172,931   40,075,855       0.3%
    Communisis P.L.C.                                             2,688,362    1,928,585       0.0%
    Computacenter P.L.C.                                          1,380,798   18,243,522       0.1%
#*  Countrywide P.L.C.                                              986,749    1,634,638       0.0%
    Cranswick P.L.C.                                                 43,650    1,785,561       0.0%
    Crest Nicholson Holdings P.L.C.                               2,729,025   20,535,545       0.1%
*   CYBG P.L.C.                                                     825,703    3,453,544       0.0%
    Daejan Holdings P.L.C.                                           36,807    3,029,496       0.0%
    Debenhams P.L.C.                                             19,094,528   11,093,906       0.1%
    DFS Furniture P.L.C.                                            131,798      365,893       0.0%
    Dixons Carphone P.L.C.                                        5,712,113   13,156,811       0.1%
    Drax Group P.L.C.                                             8,465,038   31,230,418       0.2%
    DS Smith P.L.C.                                               1,507,379   10,424,951       0.1%
*   EI Group P.L.C.                                              13,275,908   23,712,083       0.2%
    Elementis P.L.C.                                              2,419,614    9,137,143       0.1%
#*  EnQuest P.L.C.                                                4,415,839    1,511,484       0.0%
    Entertainment One, Ltd.                                       1,261,916    4,733,648       0.0%
    Equiniti Group P.L.C.                                            75,104      302,036       0.0%
    Essentra P.L.C.                                                   1,699       12,012       0.0%
    Fenner P.L.C.                                                 1,597,236    7,315,656       0.1%
    Ferrexpo P.L.C.                                               1,387,208    4,682,747       0.0%
*   Firstgroup P.L.C.                                            24,367,851   35,597,956       0.2%
*   Flybe Group P.L.C.                                              414,477      192,707       0.0%
    Foxtons Group P.L.C.                                            208,425      218,959       0.0%
    Fuller Smith & Turner P.L.C. Class A                              8,792      112,242       0.0%
*   Future P.L.C.                                                    58,530      269,053       0.0%
    Galliford Try P.L.C.                                          1,713,944   27,775,047       0.2%
*   Gem Diamonds, Ltd.                                            2,178,111    2,314,000       0.0%
    Grafton Group P.L.C.                                          4,057,854   44,334,294       0.3%
#   Greene King P.L.C.                                            8,075,171   58,024,538       0.4%
#   Gulf Marine Services P.L.C.                                     535,518      382,684       0.0%
    GVC Holdings P.L.C.                                           2,731,067   34,006,037       0.2%
    Halfords Group P.L.C.                                         2,341,928   10,278,135       0.1%
    Harvey Nash Group P.L.C.                                        499,974      664,699       0.0%
    Headlam Group P.L.C.                                             39,632      310,602       0.0%
    Helical P.L.C.                                                2,510,046   10,260,086       0.1%
    Henry Boot P.L.C.                                             1,254,287    5,349,138       0.0%
#   Hikma Pharmaceuticals P.L.C.                                     61,961      957,732       0.0%
    Hiscox, Ltd.                                                  7,747,573  146,915,933       0.9%
    Hochschild Mining P.L.C.                                        450,267    1,318,165       0.0%
*   Hunting P.L.C.                                                1,514,088   10,541,093       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Huntsworth P.L.C.                                             2,193,557 $ 2,329,856       0.0%
    Inchcape P.L.C.                                               4,129,537  42,863,995       0.3%
    Intermediate Capital Group P.L.C.                             2,592,905  33,480,511       0.2%
    International Personal Finance P.L.C.                         1,237,875   3,317,740       0.0%
#   Interserve P.L.C.                                             1,508,671   1,461,697       0.0%
*   IP Group P.L.C.                                                 510,413   1,002,596       0.0%
#*  Jackpotjoy P.L.C.                                               131,102   1,421,119       0.0%
*   Jimmy Choo P.L.C.                                               336,962   1,029,333       0.0%
    John Laing Group P.L.C.                                         712,636   2,701,608       0.0%
#   John Wood Group P.L.C.                                       10,305,303  97,444,953       0.6%
    Just Group P.L.C.                                             3,077,883   6,300,146       0.0%
*   KAZ Minerals P.L.C.                                             184,512   1,992,261       0.0%
    Keller Group P.L.C.                                           1,302,768  16,206,713       0.1%
    Kier Group P.L.C.                                                25,406     350,716       0.0%
    Ladbrokes Coral Group P.L.C.                                  9,636,703  16,305,270       0.1%
    Laird P.L.C.                                                  6,053,257  13,108,139       0.1%
*   Lamprell P.L.C.                                               2,738,907   2,691,726       0.0%
    Lancashire Holdings, Ltd.                                     4,937,751  49,268,744       0.3%
    Lookers P.L.C.                                                1,896,211   2,641,743       0.0%
    Low & Bonar P.L.C.                                            3,472,711   3,181,330       0.0%
    LSL Property Services P.L.C.                                      8,523      26,459       0.0%
    Man Group P.L.C.                                             34,155,880  87,834,441       0.6%
    Marshalls P.L.C.                                              1,320,858   8,366,113       0.1%
    Marston's P.L.C.                                             16,255,765  23,014,911       0.1%
    McCarthy & Stone P.L.C.                                         828,393   1,760,087       0.0%
    McColl's Retail Group P.L.C.                                     38,815     147,311       0.0%
    Mears Group P.L.C.                                              147,930     890,402       0.0%
    Meggitt P.L.C.                                                9,149,857  62,987,853       0.4%
    Melrose Industries P.L.C.                                    30,450,980  88,942,834       0.6%
    Millennium & Copthorne Hotels P.L.C.                          4,560,990  36,646,643       0.2%
    Mitchells & Butlers P.L.C.                                    6,176,213  20,954,289       0.1%
    Mitie Group P.L.C.                                              125,376     394,523       0.0%
    MJ Gleeson P.L.C.                                               594,788   5,456,258       0.0%
    Morgan Sindall Group P.L.C.                                     137,995   2,648,361       0.0%
    N Brown Group P.L.C.                                          1,756,589   7,028,843       0.1%
    National Express Group P.L.C.                                 8,572,151  41,845,807       0.3%
    NCC Group P.L.C.                                                122,772     374,933       0.0%
*   New World Resources P.L.C. Class A                               32,193          19       0.0%
    Northgate P.L.C.                                              3,277,639  19,492,002       0.1%
#*  Nostrum Oil & Gas P.L.C.                                        137,772     688,467       0.0%
    OneSavings Bank P.L.C.                                          215,030   1,157,351       0.0%
#   Paragon Banking Group P.L.C.                                  4,838,824  30,537,617       0.2%
    Pendragon P.L.C.                                             12,672,165   4,247,152       0.0%
*   Petra Diamonds, Ltd.                                            332,820     340,254       0.0%
*   Petropavlovsk P.L.C.                                         15,235,133   1,621,394       0.0%
#   Pets at Home Group P.L.C.                                     1,685,607   3,943,424       0.0%
    Phoenix Group Holdings                                        6,676,330  67,106,663       0.4%
    Polypipe Group P.L.C.                                             5,955      32,651       0.0%
*   Premier Foods P.L.C.                                         17,657,642   9,195,317       0.1%
#*  Premier Oil P.L.C.                                           14,514,913  13,125,896       0.1%
    Redrow P.L.C.                                                 7,116,554  61,540,408       0.4%
    Renewi P.L.C.                                                 8,546,852  11,780,327       0.1%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ---------- --------------- ---------------
UNITED KINGDOM -- (Continued)
    Royal Mail P.L.C.                                                57,187 $       284,171       0.0%
    RPC Group P.L.C.                                                294,212       3,681,933       0.0%
    RPS Group P.L.C.                                              2,817,818      11,009,388       0.1%
    Saga P.L.C.                                                   4,490,325      11,395,999       0.1%
    SDL P.L.C.                                                      243,299       1,738,612       0.0%
    Senior P.L.C.                                                 1,346,836       5,158,292       0.0%
    Severfield P.L.C.                                               428,703         371,448       0.0%
    SIG P.L.C.                                                   14,907,416      34,143,173       0.2%
    Soco International P.L.C.                                     2,214,267       3,426,530       0.0%
    Spectris P.L.C.                                                  43,335       1,473,323       0.0%
    Speedy Hire P.L.C.                                            4,023,863       2,954,860       0.0%
    Spire Healthcare Group P.L.C.                                 1,814,230       7,158,344       0.1%
    Spirent Communications P.L.C.                                 2,324,261       3,049,149       0.0%
*   Sportech P.L.C.                                                 318,785         444,430       0.0%
*   Sports Direct International P.L.C.                            3,070,954      16,129,080       0.1%
    St. Ives P.L.C.                                               1,602,468       1,564,752       0.0%
    St. Modwen Properties P.L.C.                                  4,731,231      23,911,076       0.2%
    Stobart Group, Ltd.                                             460,543       1,728,623       0.0%
    Stock Spirits Group P.L.C.                                    1,602,857       5,363,086       0.0%
    Thomas Cook Group P.L.C.                                      4,400,294       7,001,132       0.0%
    TP ICAP P.L.C.                                                7,345,386      53,108,768       0.3%
    Travis Perkins P.L.C.                                         1,081,424      21,830,630       0.1%
    Treatt P.L.C.                                                    32,894         189,743       0.0%
    Trifast P.L.C.                                                  861,965       2,519,849       0.0%
    Trinity Mirror P.L.C.                                         6,843,639       7,677,535       0.1%
    TT Electronics P.L.C.                                         2,843,538       8,431,587       0.1%
    Tyman P.L.C.                                                    221,601       1,006,896       0.0%
    U & I Group P.L.C.                                            2,109,945       5,175,196       0.0%
*   Vectura Group P.L.C.                                          2,669,741       3,544,863       0.0%
    Vesuvius P.L.C.                                               7,211,364      56,259,916       0.4%
    Virgin Money Holdings UK P.L.C.                               3,824,039      14,813,371       0.1%
    Vp P.L.C.                                                       281,563       2,992,178       0.0%
    Weir Group P.L.C. (The)                                          43,433       1,125,986       0.0%
    William Hill P.L.C.                                           2,918,345      10,014,351       0.1%
*   Wizz Air Holdings P.L.C.                                            358          15,573       0.0%
                                                                            ---------------      ----
TOTAL UNITED KINGDOM                                                          2,385,820,981      14.8%
                                                                            ---------------      ----
TOTAL COMMON STOCKS                                                          15,900,231,504      98.4%
                                                                            ---------------      ----
PREFERRED STOCKS -- (0.1%)

GERMANY -- (0.1%)
    Biotest AG                                                       89,530       2,364,519       0.0%
    Draegerwerk AG & Co. KGaA                                       131,724      15,137,463       0.1%
    STO SE & Co. KGaA                                                 7,404       1,116,392       0.0%
                                                                            ---------------      ----
TOTAL GERMANY                                                                    18,618,374       0.1%
                                                                            ---------------      ----
TOTAL PREFERRED STOCKS                                                           18,618,374       0.1%
                                                                            ---------------      ----
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*   Nufarm, Ltd. Rights 11/15/17                                    585,760         762,130       0.0%
                                                                            ---------------      ----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                    SHARES       VALUE++     OF NET ASSETS**
                                                                  ---------- --------------- ---------------
AUSTRIA -- (0.0%)
*    Intercell AG Rights 05/16/13                                     41,929 $            --        0.0%
                                                                             ---------------      -----
CANADA -- (0.0%)
*    QLT, Inc. Warrants 11/23/17                                     944,662              --        0.0%
*    QLT, Inc. Warrants 11/23/17 Class A                             944,662              --        0.0%
                                                                             ---------------      -----
TOTAL CANADA                                                                              --        0.0%
                                                                             ---------------      -----
FRANCE -- (0.0%)
*    Maurel et prom Rights 12/31/00                                1,477,844              --        0.0%
                                                                             ---------------      -----
HONG KONG -- (0.0%)
*    Cheuk Nang Holdings, Ltd. Rights 06/21/18                       165,751          14,022        0.0%
*    International Standard Resources Holdings, Ltd. Warrants
       05/10/18                                                    1,201,175           1,540        0.0%
                                                                             ---------------      -----
TOTAL HONG KONG                                                                       15,562        0.0%
                                                                             ---------------      -----
SPAIN -- (0.0%)
#*   Liberbank SA Rights 11/10/17                                  3,453,936       1,243,205        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17               1,129,301         463,044        0.0%
                                                                             ---------------      -----
TOTAL SPAIN                                                                        1,706,249        0.0%
                                                                             ---------------      -----
TOTAL RIGHTS/WARRANTS                                                              2,483,941        0.0%
                                                                             ---------------      -----
TOTAL INVESTMENT SECURITIES                                                   15,921,333,819
                                                                             ---------------

                                                                                 VALUE+
                                                                             ---------------
SECURITIES LENDING COLLATERAL -- (5.4%)
(S)@ DFA Short Term Investment Fund                               78,646,691     910,020,857        5.6%
                                                                             ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $13,157,977,835)                         $16,831,354,676      104.1%
                                                                             ===============      =====

At October 31, 2017, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    1,089    12/15/17  $134,134,466 $140,083,515   $5,949,049
                                             ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                      $134,134,466 $140,083,515   $5,949,049
                                             ============ ============   ==========

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
   Australia                               -- $   974,822,005   --    $   974,822,005
   Austria                                 --     210,320,978   --        210,320,978
   Belgium                                 --     215,912,553   --        215,912,553
   Canada                      $1,319,427,784         714,565   --      1,320,142,349
   Denmark                          9,890,126     306,910,366   --        316,800,492
   Finland                                 --     354,043,096   --        354,043,096
   France                              91,841     814,401,104   --        814,492,945
   Germany                                 --   1,199,645,879   --      1,199,645,879
   Greece                                  --           2,001   --              2,001
   Hong Kong                          761,990     575,161,923   --        575,923,913
   Ireland                                 --      56,952,154   --         56,952,154
   Israel                                  --     119,248,269   --        119,248,269
   Italy                              334,338     662,691,265   --        663,025,603
   Japan                                   --   4,489,329,069   --      4,489,329,069
   Netherlands                             --     364,155,791   --        364,155,791
   New Zealand                             --      64,445,946   --         64,445,946
   Norway                                  --     123,424,636   --        123,424,636
   Portugal                                --      65,739,697   --         65,739,697
   Singapore                               --     192,487,954   --        192,487,954
   Spain                                   --     340,486,189   --        340,486,189
   Sweden                                  --     388,719,398   --        388,719,398
   Switzerland                             --     664,289,606   --        664,289,606
   United Kingdom                          --   2,385,820,981   --      2,385,820,981
Preferred Stocks
   Germany                                 --      18,618,374   --         18,618,374
Rights/Warrants
   Australia                               --         762,130   --            762,130
   Hong Kong                               --          15,562   --             15,562
   Spain                                   --       1,706,249   --          1,706,249
Securities Lending Collateral              --     910,020,857   --        910,020,857
Futures Contracts**                 5,949,049              --   --          5,949,049
                               -------------- ---------------   --    ---------------
TOTAL                          $1,336,455,128 $15,500,848,597   --    $16,837,303,725
                               ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
COMMON STOCKS -- (93.3%)

AUSTRALIA -- (5.6%)
#*  A.C.N. 004 410 833, Ltd.                                     1,567,926 $   23,566       0.0%
*   Acrux, Ltd.                                                     41,436      5,227       0.0%
#   Adelaide Brighton, Ltd.                                        138,518    659,439       0.0%
#   Ainsworth Game Technology, Ltd.                                 78,327    136,710       0.0%
*   Alkane Resources, Ltd.                                           6,922      1,564       0.0%
    ALS, Ltd.                                                      185,612  1,114,385       0.1%
    Altium, Ltd.                                                    28,177    258,725       0.0%
    Alumina, Ltd.                                                  878,800  1,577,021       0.1%
#   AMA Group, Ltd.                                                 36,202     25,938       0.0%
#   Amaysim Australia, Ltd.                                         14,035     20,586       0.0%
    Amcor, Ltd.                                                     59,263    719,245       0.0%
    AMP, Ltd.                                                      340,656  1,298,242       0.1%
    Ansell, Ltd.                                                    42,883    789,351       0.0%
#   AP Eagers, Ltd.                                                 29,210    167,995       0.0%
#   APN Outdoor Group, Ltd.                                         30,621    109,720       0.0%
    APN Property Group, Ltd.                                        29,920     10,050       0.0%
#   ARB Corp., Ltd.                                                 23,383    326,326       0.0%
#   Ardent Leisure Group                                           324,542    465,890       0.0%
    Aristocrat Leisure, Ltd.                                        70,496  1,274,445       0.1%
    Asaleo Care, Ltd.                                              108,717    123,298       0.0%
    ASX, Ltd.                                                        5,138    212,585       0.0%
*   Atlas Iron, Ltd.                                             1,983,040     25,757       0.0%
    AUB Group, Ltd.                                                 13,333    135,252       0.0%
    Aurizon Holdings, Ltd.                                         174,244    691,523       0.0%
    Ausdrill, Ltd.                                                 277,324    461,378       0.0%
    AusNet Services                                                119,985    162,705       0.0%
    Austal, Ltd.                                                   209,671    283,001       0.0%
*   Austin Engineering, Ltd.                                       124,964     25,896       0.0%
#   Australia & New Zealand Banking Group, Ltd.                    214,260  4,916,956       0.2%
#*  Australian Agricultural Co., Ltd.                              320,632    361,198       0.0%
    Australian Pharmaceutical Industries, Ltd.                     214,013    247,041       0.0%
    Auswide Bank, Ltd.                                               3,475     14,559       0.0%
#   Automotive Holdings Group, Ltd.                                197,879    490,961       0.0%
    Aveo Group                                                      59,085    114,404       0.0%
    AVJennings, Ltd.                                                78,694     42,131       0.0%
*   AWE, Ltd.                                                      433,912    169,807       0.0%
    Bank of Queensland, Ltd.                                       206,612  2,115,137       0.1%
    Bapcor, Ltd.                                                    18,294     76,272       0.0%
    Beach Energy, Ltd.                                           1,447,341  1,082,748       0.1%
    Beacon Lighting Group, Ltd.                                      9,241     10,322       0.0%
*   Beadell Resources, Ltd.                                        414,541     56,705       0.0%
    Bega Cheese, Ltd.                                               29,811    167,953       0.0%
#*  Bellamy's Australia, Ltd.                                       17,274    159,193       0.0%
    Bendigo & Adelaide Bank, Ltd.                                  220,986  1,927,485       0.1%
    BHP Billiton, Ltd.                                             314,531  6,475,815       0.3%
    BHP Billiton, Ltd. Sponsored ADR                                69,264  2,838,439       0.1%
#*  Billabong International, Ltd.                                   53,855     26,316       0.0%
#   Blackmores, Ltd.                                                 3,596    439,805       0.0%
    BlueScope Steel, Ltd.                                          371,519  3,657,616       0.2%
*   Boart Longyear, Ltd.                                           161,114      1,359       0.0%
    Boral, Ltd.                                                    445,285  2,443,429       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
AUSTRALIA -- (Continued)
    Brambles, Ltd.                                                  80,792 $  585,844       0.0%
    Breville Group, Ltd.                                            34,819    310,963       0.0%
#   Brickworks, Ltd.                                                46,641    507,275       0.0%
    BT Investment Management, Ltd.                                  27,770    229,742       0.0%
#*  Buru Energy, Ltd.                                               58,640     11,866       0.0%
#   Cabcharge Australia, Ltd.                                       93,611    118,763       0.0%
    Caltex Australia, Ltd.                                           9,675    254,031       0.0%
*   Capitol Health, Ltd.                                           307,490     64,781       0.0%
*   Cardno, Ltd.                                                   201,915    205,380       0.0%
*   Carnarvon Petroleum, Ltd.                                      105,419      8,078       0.0%
*   Carnegie Clean Energy, Ltd.                                    802,182     22,110       0.0%
#   carsales.com, Ltd.                                              72,025    756,362       0.0%
    Cash Converters International, Ltd.                            319,509     87,980       0.0%
    Cedar Woods Properties, Ltd.                                    55,512    243,556       0.0%
    Challenger, Ltd.                                                96,498    984,339       0.1%
    CIMIC Group, Ltd.                                               18,581    689,334       0.0%
    Cleanaway Waste Management, Ltd.                             1,194,291  1,374,422       0.1%
*   Coal of Africa, Ltd.                                            24,372        841       0.0%
    Coca-Cola Amatil, Ltd.                                          42,962    268,219       0.0%
    Cochlear, Ltd.                                                   4,240    571,146       0.0%
    Codan, Ltd.                                                     40,394     74,189       0.0%
#   Collection House, Ltd.                                         100,438    107,625       0.0%
    Collins Foods, Ltd.                                             33,068    140,378       0.0%
#   Commonwealth Bank of Australia                                  27,764  1,651,548       0.1%
    Computershare, Ltd.                                             32,124    384,027       0.0%
#*  Cooper Energy, Ltd.                                            624,623    138,962       0.0%
#   Corporate Travel Management, Ltd.                               15,003    276,361       0.0%
    Costa Group Holdings, Ltd.                                      21,696    103,234       0.0%
    Credit Corp. Group, Ltd.                                        11,500    176,994       0.0%
    Crown Resorts, Ltd.                                             31,170    277,168       0.0%
#*  CSG, Ltd.                                                      139,764     63,091       0.0%
    CSR, Ltd.                                                      342,204  1,244,706       0.1%
    Data#3, Ltd.                                                    28,842     41,770       0.0%
    Decmil Group, Ltd.                                              71,423     69,541       0.0%
#   Domino's Pizza Enterprises, Ltd.                                17,144    612,946       0.0%
    Donaco International, Ltd.                                      26,426      9,520       0.0%
*   Doray Minerals, Ltd.                                            14,828      2,095       0.0%
    Downer EDI, Ltd.                                               464,819  2,494,169       0.1%
    DuluxGroup, Ltd.                                               133,583    754,430       0.0%
    DWS, Ltd.                                                       15,637     17,370       0.0%
    Eclipx Group, Ltd.                                             133,324    413,922       0.0%
#*  Elders, Ltd.                                                    29,525    114,546       0.0%
#*  Energy Resources of Australia, Ltd.                            158,948     68,796       0.0%
*   Energy World Corp., Ltd.                                       238,480     54,656       0.0%
    EQT Holdings, Ltd.                                               3,703     52,444       0.0%
    ERM Power, Ltd.                                                 53,500     55,671       0.0%
    Estia Health, Ltd.                                              72,610    193,612       0.0%
    Euroz, Ltd.                                                      1,190      1,065       0.0%
    Event Hospitality and Entertainment, Ltd.                       46,155    472,209       0.0%
    Evolution Mining, Ltd.                                         604,011  1,085,045       0.1%
    Fairfax Media, Ltd.                                          1,609,841  1,356,129       0.1%
#*  FAR, Ltd.                                                      947,843     47,892       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
    Finbar Group, Ltd.                                            18,455 $   13,278      0.0%
#   Fleetwood Corp., Ltd.                                         39,464     74,356      0.0%
#   FlexiGroup, Ltd.                                             262,528    295,273      0.0%
#   Flight Centre Travel Group, Ltd.                              16,018    574,267      0.0%
    Fortescue Metals Group, Ltd.                                 868,376  3,087,602      0.1%
#   G8 Education, Ltd.                                           207,769    725,802      0.0%
#   Gateway Lifestyle                                             69,296    104,754      0.0%
#   GBST Holdings, Ltd.                                            9,803     14,443      0.0%
    Genworth Mortgage Insurance Australia, Ltd.                  245,088    533,419      0.0%
#*  Gold Road Resources, Ltd.                                    279,128    147,024      0.0%
    GrainCorp, Ltd. Class A                                      195,664  1,274,397      0.1%
    Grange Resources, Ltd.                                       208,883     26,399      0.0%
#   Greencross, Ltd.                                              72,435    294,906      0.0%
    GUD Holdings, Ltd.                                            32,022    292,876      0.0%
    GWA Group, Ltd.                                              102,660    200,433      0.0%
#   Hansen Technologies, Ltd.                                     52,175    135,486      0.0%
#   Harvey Norman Holdings, Ltd.                                 285,515    827,043      0.1%
#   Healthscope, Ltd.                                            581,401    873,343      0.1%
    HFA Holdings, Ltd.                                            97,295    227,376      0.0%
*   Hills, Ltd.                                                  252,946     32,886      0.0%
*   Horizon Oil, Ltd.                                            329,531     17,143      0.0%
#   HT&E, Ltd.                                                   206,346    274,834      0.0%
    Huon Aquaculture Group, Ltd.                                   8,447     31,865      0.0%
    IDP Education, Ltd.                                           18,820     80,786      0.0%
    Iluka Resources, Ltd.                                         57,688    415,696      0.0%
*   Imdex, Ltd.                                                  172,347    127,988      0.0%
#   IMF Bentham, Ltd.                                            128,360    229,168      0.0%
    Incitec Pivot, Ltd.                                          681,367  1,998,613      0.1%
#   Independence Group NL                                        295,288    907,323      0.1%
*   Infigen Energy                                               199,850    111,921      0.0%
    Infomedia, Ltd.                                              135,504     81,365      0.0%
    Insurance Australia Group, Ltd.                               76,321    383,785      0.0%
#   Integrated Research, Ltd.                                     23,608     69,385      0.0%
    InvoCare, Ltd.                                                35,157    457,091      0.0%
    IOOF Holdings, Ltd.                                          128,874  1,063,000      0.1%
#   IRESS, Ltd.                                                   39,655    357,505      0.0%
    iSelect, Ltd.                                                 89,713    109,711      0.0%
#   iSentia Group, Ltd.                                           30,855     23,407      0.0%
    IVE Group, Ltd.                                               67,853    106,032      0.0%
    James Hardie Industries P.L.C.                                29,101    444,320      0.0%
    James Hardie Industries P.L.C. Sponsored ADR                   1,506     23,177      0.0%
    Japara Healthcare, Ltd.                                       66,243    102,534      0.0%
#   JB Hi-Fi, Ltd.                                                43,489    763,473      0.0%
#*  Karoon Gas Australia, Ltd.                                   124,548    114,630      0.0%
#*  Kingsgate Consolidated, Ltd.                                  78,969     24,430      0.0%
    LendLease Group                                               48,231    598,933      0.0%
    Link Administration Holdings, Ltd.                           129,267    816,266      0.0%
*   Lynas Corp., Ltd.                                            752,468    103,964      0.0%
    MACA, Ltd.                                                   126,482    202,629      0.0%
*   Macmahon Holdings, Ltd.                                      971,526    178,755      0.0%
    Macquarie Atlas Roads Group                                   81,832    373,724      0.0%
    Macquarie Group, Ltd.                                         56,822  4,286,649      0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
AUSTRALIA -- (Continued)
    Magellan Financial Group, Ltd.                                  32,196 $  598,676       0.0%
    Mantra Group, Ltd.                                             181,845    543,348       0.0%
    MaxiTRANS Industries, Ltd.                                      43,486     23,179       0.0%
#*  Mayne Pharma Group, Ltd.                                       562,266    295,303       0.0%
    McMillan Shakespeare, Ltd.                                      23,765    286,850       0.0%
    McPherson's, Ltd.                                               98,304     97,721       0.0%
    Medibank Pvt, Ltd.                                             162,308    382,036       0.0%
#*  Medusa Mining, Ltd.                                            152,759     46,042       0.0%
    Melbourne IT, Ltd.                                              57,624    136,335       0.0%
#*  Mesoblast, Ltd.                                                127,495    130,657       0.0%
#   Metals X, Ltd.                                                 242,554    185,678       0.0%
#   Metcash, Ltd.                                                  859,660  1,775,885       0.1%
*   Mincor Resources NL                                             60,677     13,188       0.0%
    Mineral Resources, Ltd.                                         86,351  1,152,332       0.1%
#*  MMA Offshore, Ltd.                                             160,271     23,278       0.0%
    MNF Group, Ltd.                                                  3,874     17,367       0.0%
    Monadelphous Group, Ltd.                                        44,913    583,936       0.0%
    Monash IVF Group, Ltd.                                          32,926     39,328       0.0%
    Money3 Corp., Ltd.                                              53,113     63,507       0.0%
#   Mortgage Choice, Ltd.                                           37,287     63,052       0.0%
    Mount Gibson Iron, Ltd.                                        699,223    203,557       0.0%
#   Myer Holdings, Ltd.                                            629,852    369,024       0.0%
#   MYOB Group, Ltd.                                                26,939     77,529       0.0%
    MyState, Ltd.                                                   31,176    114,024       0.0%
#   National Australia Bank, Ltd.                                   95,889  2,402,611       0.1%
#   Navitas, Ltd.                                                   71,507    261,524       0.0%
*   NetComm Wireless, Ltd.                                          22,805     20,601       0.0%
    New Hope Corp., Ltd.                                            88,769    135,868       0.0%
#   Newcrest Mining, Ltd.                                           94,175  1,610,166       0.1%
#*  NEXTDC, Ltd.                                                    13,445     53,182       0.0%
    nib holdings, Ltd.                                             152,337    735,791       0.0%
    Nick Scali, Ltd.                                                11,738     59,760       0.0%
    Nine Entertainment Co. Holdings, Ltd.                          492,787    566,205       0.0%
    Northern Star Resources, Ltd.                                  204,008    811,291       0.0%
*   NRW Holdings, Ltd.                                             282,455    277,997       0.0%
    Nufarm, Ltd.(B672BY1)                                           21,726    150,982       0.0%
    Nufarm, Ltd.(6335331)                                          103,634    692,431       0.0%
#   OFX Group, Ltd.                                                 72,862     77,872       0.0%
    Oil Search, Ltd.                                               131,700    746,525       0.0%
#   Orica, Ltd.                                                    147,743  2,366,421       0.1%
*   Origin Energy, Ltd.                                            258,591  1,574,944       0.1%
#*  Orocobre, Ltd.                                                  51,764    192,635       0.0%
    Orora, Ltd.                                                    435,512  1,135,643       0.1%
    OZ Minerals, Ltd.                                              258,814  1,598,195       0.1%
    Pacific Current Group, Ltd.                                     16,193     87,069       0.0%
    Pacific Energy, Ltd.                                            48,014     21,858       0.0%
    Pacific Smiles Group, Ltd.                                      19,058     27,451       0.0%
    Pact Group Holdings, Ltd.                                       36,187    160,639       0.0%
#*  Paladin Energy, Ltd.                                         1,154,232     21,007       0.0%
*   Panoramic Resources, Ltd.                                      342,920    104,900       0.0%
    Paragon Care, Ltd.                                              60,066     38,601       0.0%
    Peet, Ltd.                                                     104,189    116,476       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
    Perpetual, Ltd.                                               15,957 $  593,042       0.0%
#*  Perseus Mining, Ltd.                                         518,907    126,292       0.0%
    Pioneer Credit, Ltd.                                          19,143     43,933       0.0%
#   Platinum Asset Management, Ltd.                               49,352    275,827       0.0%
    PMP, Ltd.                                                    150,913     86,759       0.0%
#   Premier Investments, Ltd.                                     73,399    744,846       0.0%
    Primary Health Care, Ltd.                                    402,534  1,055,050       0.1%
    Prime Media Group, Ltd.                                      259,087     73,498       0.0%
    Pro Medicus, Ltd.                                              8,781     45,037       0.0%
    Qantas Airways, Ltd.                                         327,045  1,543,532       0.1%
    QBE Insurance Group, Ltd.                                    156,418  1,282,597       0.1%
    QMS Media, Ltd.                                              141,763    104,734       0.0%
#   Qube Holdings, Ltd.                                          467,698    921,574       0.1%
#   Quintis, Ltd.                                                197,160     35,489       0.0%
*   Ramelius Resources, Ltd.                                     330,244     98,119       0.0%
    Ramsay Health Care, Ltd.                                       7,186    368,424       0.0%
#   RCG Corp., Ltd.                                               64,537     37,080       0.0%
    RCR Tomlinson, Ltd.                                          112,460    370,535       0.0%
#   REA Group, Ltd.                                                3,734    207,030       0.0%
    Reckon, Ltd.                                                  24,980     23,816       0.0%
    Reece, Ltd.                                                      839     28,464       0.0%
#   Regis Healthcare, Ltd.                                        31,163     86,977       0.0%
    Regis Resources, Ltd.                                        213,290    633,609       0.0%
#   Reject Shop, Ltd. (The)                                       18,852     67,279       0.0%
    Resolute Mining, Ltd.                                        663,028    519,989       0.0%
#   Retail Food Group, Ltd.                                       95,537    321,917       0.0%
    Ridley Corp., Ltd.                                           173,854    193,145       0.0%
#   Rio Tinto, Ltd.                                               28,857  1,537,682       0.1%
    Ruralco Holdings, Ltd.                                        13,827     30,469       0.0%
    RXP Services, Ltd.                                           120,452     72,915       0.0%
*   Salmat, Ltd.                                                  16,043      5,512       0.0%
    Sandfire Resources NL                                        104,679    460,908       0.0%
*   Santos, Ltd.                                                 264,574    914,237       0.1%
#*  Saracen Mineral Holdings, Ltd.                               511,730    567,096       0.0%
#   SeaLink Travel Group, Ltd.                                     9,824     32,323       0.0%
    Seek, Ltd.                                                    26,845    378,014       0.0%
#   Select Harvests, Ltd.                                         52,752    189,747       0.0%
#*  Senex Energy, Ltd.                                           722,848    191,476       0.0%
    Servcorp, Ltd.                                                20,099     85,690       0.0%
    Service Stream, Ltd.                                         119,728    128,413       0.0%
    Seven Group Holdings, Ltd.                                    69,038    702,488       0.0%
    Seven West Media, Ltd.                                       642,439    332,593       0.0%
    SG Fleet Group, Ltd.                                          15,165     47,463       0.0%
    Sigma Healthcare, Ltd.                                       695,394    402,115       0.0%
#*  Silex Systems, Ltd.                                           12,982      2,976       0.0%
#   Silver Chef, Ltd.                                             10,351     57,582       0.0%
#*  Silver Lake Resources, Ltd.                                  373,613    103,893       0.0%
    Sims Metal Management, Ltd.                                  126,981  1,287,536       0.1%
*   Sino Gas & Energy Holdings, Ltd.                             281,256     20,615       0.0%
    Sirtex Medical, Ltd.                                          16,972    177,740       0.0%
    Sonic Healthcare, Ltd.                                        35,296    589,505       0.0%
    South32, Ltd.                                                513,662  1,341,713       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
AUSTRALIA -- (Continued)
    Southern Cross Media Group, Ltd.                             530,793 $    456,094       0.0%
    Spark Infrastructure Group                                   252,146      490,854       0.0%
#   SpeedCast International, Ltd.                                 42,343      135,034       0.0%
    St Barbara, Ltd.                                             245,064      541,819       0.0%
    Star Entertainment Grp, Ltd. (The)                           486,001    2,143,071       0.1%
    Steadfast Group, Ltd.                                        201,787      414,793       0.0%
*   Strike Energy, Ltd.                                           60,386        2,999       0.0%
    Suncorp Group, Ltd.                                          147,264    1,532,837       0.1%
#*  Sundance Energy Australia, Ltd.                              958,575       40,379       0.0%
    Sunland Group, Ltd.                                           67,813       88,822       0.0%
#   Super Retail Group, Ltd.                                      49,900      297,071       0.0%
#   Superloop, Ltd.                                               42,069       80,860       0.0%
#*  Syrah Resources, Ltd.                                         77,408      200,272       0.0%
    Tabcorp Holdings, Ltd.                                       274,218      943,513       0.1%
    Tassal Group, Ltd.                                           152,363      491,503       0.0%
    Tatts Group, Ltd.                                            295,993      946,184       0.1%
    Technology One, Ltd.                                          75,393      291,234       0.0%
#   Thorn Group, Ltd.                                            120,983       74,114       0.0%
*   Tiger Resources, Ltd.                                        335,407       10,062       0.0%
#   Tox Free Solutions, Ltd.                                     156,266      293,410       0.0%
    TPG Telecom, Ltd.                                             36,057      149,241       0.0%
    Treasury Wine Estates, Ltd.                                  148,557    1,783,268       0.1%
#*  Troy Resources, Ltd.                                         258,080       19,357       0.0%
    Villa World, Ltd.                                             88,952      177,196       0.0%
#   Village Roadshow, Ltd.                                        56,664      162,726       0.0%
#*  Virgin Australia Holdings, Ltd.                              572,109       81,257       0.0%
    Virtus Health, Ltd.                                           58,814      247,038       0.0%
    Vita Group, Ltd.                                               7,991        7,917       0.0%
#   Vocus Group, Ltd.                                            202,152      446,527       0.0%
*   Watpac, Ltd.                                                  44,377       24,138       0.0%
#   Webjet, Ltd.                                                  36,204      319,371       0.0%
    Wesfarmers, Ltd.                                              34,155    1,094,021       0.1%
#   Western Areas, Ltd.                                          225,337      480,738       0.0%
#*  Westgold Resources, Ltd.                                     108,182      154,612       0.0%
#   Westpac Banking Corp.                                         56,563    1,432,709       0.1%
    Westpac Banking Corp. Sponsored ADR                           17,788      451,459       0.0%
*   Whitehaven Coal, Ltd.                                        425,006    1,214,761       0.1%
    Woodside Petroleum, Ltd.                                     175,531    4,137,795       0.2%
*   WorleyParsons, Ltd.                                          169,894    1,827,312       0.1%
    WPP AUNZ, Ltd.                                               265,697      187,065       0.0%
                                                                         ------------       ---
TOTAL AUSTRALIA                                                           150,121,284       5.9%
                                                                         ------------       ---
AUSTRIA -- (0.8%)
    Agrana Beteiligungs AG                                         1,288      159,687       0.0%
    ANDRITZ AG                                                    12,132      686,016       0.0%
    Atrium European Real Estate, Ltd.                             49,742      232,989       0.0%
    Austria Technologie & Systemtechnik AG                        19,840      424,769       0.0%
    BUWOG AG                                                      25,971      748,605       0.1%
    CA Immobilien Anlagen AG                                      18,824      536,738       0.0%
#   DO & CO AG                                                     2,419      128,279       0.0%
    Erste Group Bank AG                                           49,385    2,119,848       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
AUSTRIA -- (Continued)
    EVN AG                                                        24,289 $   383,405       0.0%
*   FACC AG                                                       17,679     308,287       0.0%
#   IMMOFINANZ AG                                                122,979     310,798       0.0%
    Kapsch TrafficCom AG                                           2,261     131,323       0.0%
    Lenzing AG                                                     3,520     476,498       0.0%
    Mayr Melnhof Karton AG                                         2,130     309,253       0.0%
    Oberbank AG                                                      847      78,481       0.0%
    Oesterreichische Post AG                                      10,586     470,084       0.0%
    OMV AG                                                        44,044   2,643,228       0.1%
    Palfinger AG                                                   2,322     102,642       0.0%
    POLYTEC Holding AG                                             5,527     137,526       0.0%
#   Porr Ag                                                        2,038      63,717       0.0%
*   Raiffeisen Bank International AG                              83,952   2,919,525       0.1%
#   Rosenbauer International AG                                    1,097      69,211       0.0%
    S IMMO AG                                                     14,586     256,925       0.0%
#*  Schoeller-Bleckmann Oilfield Equipment AG                      3,067     286,177       0.0%
    Semperit AG Holding                                            3,664     107,135       0.0%
    Strabag SE                                                     9,824     410,209       0.0%
    Telekom Austria AG                                            44,979     421,101       0.0%
    UBM Development AG                                               647      29,464       0.0%
    UNIQA Insurance Group AG                                     114,083   1,168,880       0.1%
    Verbund AG                                                    35,594     864,370       0.1%
    Vienna Insurance Group AG Wiener Versicherung Gruppe          31,488     921,791       0.1%
    Voestalpine AG                                                29,355   1,613,888       0.1%
    Wienerberger AG                                               64,572   1,656,752       0.1%
#   Wolford AG                                                       299       5,543       0.0%
    Zumtobel Group AG                                             10,068     172,132       0.0%
                                                                         -----------       ---
TOTAL AUSTRIA                                                             21,355,276       0.9%
                                                                         -----------       ---
BELGIUM -- (1.7%)
#*  Ablynx NV                                                      6,175     126,688       0.0%
    Ackermans & van Haaren NV                                     17,155   2,938,038       0.1%
    Ageas                                                        107,511   5,213,744       0.2%
*   AGFA-Gevaert NV                                              126,628     594,947       0.0%
    Anheuser-Busch InBev SA/NV                                    27,589   3,382,994       0.1%
#   Anheuser-Busch InBev SA/NV Sponsored ADR                       6,428     789,230       0.0%
    Atenor                                                         1,496      84,241       0.0%
    Banque Nationale de Belgique                                      69     229,505       0.0%
    Barco NV                                                       8,544     875,360       0.0%
    Bekaert SA                                                    29,714   1,405,523       0.1%
    bpost SA                                                      32,251     909,286       0.1%
#*  Celyad SA                                                      2,699     157,330       0.0%
    Cie d'Entreprises CFE                                          5,184     758,051       0.0%
#   Cie Immobiliere de Belgique SA                                   554      34,291       0.0%
    Colruyt SA                                                    24,745   1,265,566       0.1%
    D'ieteren SA                                                  20,041     916,558       0.1%
*   Dalenys                                                          846       8,761       0.0%
    Deceuninck NV                                                 53,142     197,258       0.0%
    Econocom Group SA                                            105,654     813,135       0.0%
    Elia System Operator SA                                        5,024     291,419       0.0%
#   Euronav NV                                                   109,300     905,793       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
BELGIUM -- (Continued)
    EVS Broadcast Equipment SA                                     8,451 $   317,604       0.0%
#   Exmar NV                                                      24,582     163,493       0.0%
#*  Fagron                                                        11,239     145,787       0.0%
*   Galapagos NV                                                  10,680   1,038,648       0.1%
    Gimv NV                                                        7,876     474,669       0.0%
#   Ion Beam Applications                                          4,252     130,341       0.0%
    KBC Group NV                                                  29,947   2,487,665       0.1%
    Kinepolis Group NV                                             5,625     380,088       0.0%
    Lotus Bakeries                                                    50     126,936       0.0%
#*  MDxHealth                                                     11,188      62,218       0.0%
    Melexis NV                                                     6,907     692,106       0.0%
#*  Nyrstar NV                                                    61,988     494,893       0.0%
    Ontex Group NV                                                39,623   1,393,528       0.1%
    Orange Belgium SA                                             24,637     570,676       0.0%
    Picanol                                                        1,521     171,608       0.0%
    Proximus SADP                                                 25,907     860,278       0.0%
    RealDolmen                                                     1,622      47,301       0.0%
    Recticel SA                                                   35,148     347,995       0.0%
    Resilux                                                          702     123,180       0.0%
    Roularta Media Group NV                                          855      21,355       0.0%
    Sapec                                                             81       5,614       0.0%
    Sioen Industries NV                                            8,233     250,675       0.0%
    Sipef SA                                                       3,728     274,262       0.0%
    Solvay SA                                                     28,898   4,293,037       0.2%
*   Telenet Group Holding NV                                       4,412     305,133       0.0%
    TER Beke SA                                                      468      94,450       0.0%
*   Tessenderlo Group SA                                          26,497   1,271,559       0.1%
#*  ThromboGenics NV                                              32,613     169,856       0.0%
#*  TiGenix NV                                                    34,795      39,726       0.0%
    UCB SA                                                        21,524   1,566,859       0.1%
    Umicore SA                                                   113,150   5,056,694       0.2%
    Van de Velde NV                                                3,155     174,557       0.0%
*   Viohalco SA                                                   25,814      88,719       0.0%
                                                                         -----------       ---
TOTAL BELGIUM                                                             45,539,228       1.8%
                                                                         -----------       ---
CANADA -- (8.0%)
*   5N Plus, Inc.                                                 33,915      80,969       0.0%
#   Absolute Software Corp.                                       14,551      94,179       0.0%
    Acadian Timber Corp.                                           7,576     115,041       0.0%
*   Advantage Oil & Gas, Ltd.                                    159,974     846,928       0.1%
    Aecon Group, Inc.                                             49,735     749,051       0.0%
#*  Africa Oil Corp.                                              47,900      60,520       0.0%
    Ag Growth International, Inc.                                  4,160     162,840       0.0%
    AGF Management, Ltd. Class B                                  63,512     409,104       0.0%
    Agnico Eagle Mines, Ltd.(008474108)                           11,564     516,101       0.0%
    Agnico Eagle Mines, Ltd.(2009823)                             13,378     597,295       0.0%
    Agrium, Inc.(008916108)                                        7,309     796,096       0.1%
    Agrium, Inc.(2213538)                                          4,900     533,451       0.0%
#   AGT Food & Ingredients, Inc.                                  15,012     269,148       0.0%
    Aimia, Inc.                                                   54,074     106,044       0.0%
*   Air Canada                                                    15,500     307,092       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
#   AirBoss of America Corp.                                      10,798 $   96,672      0.0%
    AKITA Drilling, Ltd. Class A                                     900      4,904      0.0%
*   Alacer Gold Corp.                                            209,366    326,196      0.0%
    Alamos Gold, Inc. Class A(011532108)                          61,980    391,714      0.0%
#   Alamos Gold, Inc. Class A(BZ3DNP6)                           174,119  1,102,669      0.1%
#   Alaris Royalty Corp.                                          34,023    539,051      0.0%
    Algoma Central Corp.                                           1,740     17,601      0.0%
    Algonquin Power & Utilities Corp.                             78,977    845,417      0.1%
*   Alio Gold, Inc.                                               16,660     66,119      0.0%
#   AltaGas, Ltd.                                                 34,146    778,416      0.1%
    Alterra Power Corp.                                            4,945     30,053      0.0%
#   Altius Minerals Corp.                                         38,200    353,249      0.0%
    Altus Group, Ltd.                                             11,600    316,772      0.0%
*   Americas Silver Corp.                                         27,100    110,072      0.0%
*   Amerigo Resources, Ltd.                                       16,500     10,488      0.0%
    Andrew Peller, Ltd. Class A                                   14,100    134,978      0.0%
    ARC Resources, Ltd.                                           87,970  1,072,605      0.1%
*   Argonaut Gold, Inc.                                          128,891    232,785      0.0%
#*  Asanko Gold, Inc.                                            101,993     94,870      0.0%
    Atco, Ltd. Class I                                             4,600    166,799      0.0%
#*  Athabasca Oil Corp.                                          419,433    377,135      0.0%
*   ATS Automation Tooling Systems, Inc.                          44,845    516,199      0.0%
*   AuRico Metals, Inc.(05157J108)                                22,247     22,247      0.0%
*   AuRico Metals, Inc.(BYR52G5)                                  56,603     57,037      0.0%
#   AutoCanada, Inc.                                              22,819    412,302      0.0%
#*  Avigilon Corp.                                                23,199    344,002      0.0%
*   B2Gold Corp.                                                 744,628  1,893,171      0.1%
#   Badger Daylighting, Ltd.                                      11,726    266,950      0.0%
    Bank of Montreal(063671101)                                   36,934  2,829,514      0.1%
    Bank of Montreal(2076009)                                     15,646  1,198,585      0.1%
#   Bank of Nova Scotia (The)(064149107)                          34,732  2,240,909      0.1%
    Bank of Nova Scotia (The)(2076281)                             6,849    442,124      0.0%
    Barrick Gold Corp.                                            28,817    416,406      0.0%
#*  Baytex Energy Corp.(B4VGVM3)                                 150,644    414,531      0.0%
#*  Baytex Energy Corp.(07317Q105)                                31,128     85,913      0.0%
    BCE, Inc.                                                      5,155    238,011      0.0%
#*  Bellatrix Exploration, Ltd.                                   37,520     89,867      0.0%
    Birchcliff Energy, Ltd.                                      172,754    703,014      0.0%
#   Bird Construction, Inc.                                       21,559    163,435      0.0%
#   Black Diamond Group, Ltd.                                     27,941     46,565      0.0%
*   BlackBerry, Ltd.(09228F103)                                   31,464    344,216      0.0%
*   BlackBerry, Ltd.(BCBHZ31)                                     36,570    400,255      0.0%
*   BlackPearl Resources, Inc.                                   189,068    159,743      0.0%
*   Bombardier, Inc. Class A                                       9,900     21,103      0.0%
*   Bombardier, Inc. Class B                                     114,760    242,845      0.0%
    Bonavista Energy Corp.                                       189,957    403,443      0.0%
#   Bonterra Energy Corp.                                         25,174    296,406      0.0%
    Boralex, Inc. Class A                                         27,500    488,567      0.0%
    Brookfield Real Estate Services, Inc.                          1,000     12,635      0.0%
    BRP, Inc.                                                      9,500    319,293      0.0%
#*  BSM Technologies, Inc.                                        48,300     47,173      0.0%
    CAE, Inc.(124765108)                                           4,303     76,206      0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE++  OF NET ASSETS**
                                                                 ------- --------- ---------------
CANADA -- (Continued)
    CAE, Inc.(2162760)                                            16,827  $298,167      0.0%
#*  Calfrac Well Services, Ltd.                                   96,583   389,297      0.0%
    Calian Group, Ltd.                                             1,300    33,475      0.0%
#   Callidus Capital Corp.                                        17,332   146,572      0.0%
    Cameco Corp.(2166160)                                         43,049   349,704      0.0%
    Cameco Corp.(13321L108)                                       99,893   813,129      0.1%
    Canaccord Genuity Group, Inc.                                103,597   344,492      0.0%
#*  Canacol Energy, Ltd.                                         102,819   326,763      0.0%
    Canadian Imperial Bank of Commerce(136069101)                  6,707   590,551      0.0%
    Canadian Imperial Bank of Commerce(2170525)                    4,404   387,659      0.0%
    Canadian Natural Resources, Ltd.(136385101)                   57,184 1,995,722      0.1%
    Canadian Natural Resources, Ltd.(2171573)                      7,704   268,843      0.0%
#   Canadian Tire Corp., Ltd. Class A                              8,816 1,081,756      0.1%
#   Canadian Western Bank                                         83,818 2,361,016      0.1%
*   Canfor Corp.                                                  70,590 1,404,030      0.1%
    Canfor Pulp Products, Inc.                                    27,649   301,972      0.0%
#   CanWel Building Materials Group, Ltd.                         28,456   146,239      0.0%
    Capital Power Corp.                                           15,684   297,000      0.0%
*   Capstone Mining Corp.                                        337,985   385,116      0.0%
    Cara Operations, Ltd.                                          1,900    38,895      0.0%
#   Cardinal Energy, Ltd.                                         31,589   117,530      0.0%
    Cargojet, Inc.                                                 1,500    62,728      0.0%
    Cascades, Inc.                                                60,672   730,829      0.0%
    CCL Industries, Inc. Class B                                  33,170 1,598,721      0.1%
*   Celestica, Inc.(2263362)                                      42,777   429,395      0.0%
*   Celestica, Inc.(15101Q108)                                    57,586   578,739      0.0%
    Cenovus Energy, Inc.(15135U109)                               70,959   689,721      0.0%
#   Cenovus Energy, Inc.(B57FG04)                                 77,149   748,706      0.0%
*   Centerra Gold, Inc.(B01NXQ4)                                 185,826 1,261,788      0.1%
*   Centerra Gold, Inc.(152006102)                                   935     6,368      0.0%
*   Cequence Energy, Ltd.                                         79,682     7,721      0.0%
    Cervus Equipment Corp.                                         5,594    65,692      0.0%
    CES Energy Solutions Corp.                                    29,303   157,861      0.0%
*   CGI Group, Inc. Class A(39945C109)                             7,333   389,676      0.0%
*   CGI Group, Inc. Class A(2159740)                               7,471   396,975      0.0%
#   Chesswood Group, Ltd.                                         10,697   106,796      0.0%
*   China Gold International Resources Corp., Ltd.               199,661   309,528      0.0%
#*  Chinook Energy, Inc.                                          38,922     9,654      0.0%
    CI Financial Corp.                                            14,539   323,214      0.0%
#   Cineplex, Inc.                                                20,108   608,181      0.0%
#   Clarke, Inc.                                                   1,100     8,526      0.0%
    Clearwater Seafoods, Inc.                                     10,558    73,082      0.0%
    Cogeco Communications, Inc.                                    9,995   718,577      0.0%
    Cogeco, Inc.                                                   6,264   426,987      0.0%
    Colliers International Group, Inc.(194693107)                  5,285   309,701      0.0%
    Colliers International Group, Inc.(BYL7SB4)                    4,219   247,267      0.0%
    Computer Modelling Group, Ltd.                                32,230   255,572      0.0%
#   Cona Resources, Ltd.                                          33,282    55,208      0.0%
    Constellation Software, Inc.                                   1,092   621,274      0.0%
*   Continental Gold, Inc.                                        92,950   223,351      0.0%
#*  Copper Mountain Mining Corp.                                 125,983   152,340      0.0%
    Corby Spirit and Wine, Ltd.                                    4,950    84,028      0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
*   Corridor Resources, Inc.                                       5,600 $    2,604       0.0%
    Corus Entertainment, Inc. Class B                            100,405    931,593       0.1%
    Cott Corp.(22163N106)                                          4,928     73,920       0.0%
    Cott Corp.(2228952)                                           50,909    763,181       0.1%
    Crescent Point Energy Corp.(22576C101)                        94,326    776,305       0.1%
#   Crescent Point Energy Corp.(B67C8W8)                          63,026    518,339       0.0%
*   Crew Energy, Inc.                                            134,885    456,901       0.0%
*   CRH Medical Corp.                                             23,040     54,113       0.0%
*   Delphi Energy Corp.                                          145,154    135,017       0.0%
#*  Denison Mines Corp.                                          436,805    179,449       0.0%
*   Descartes Systems Group, Inc. (The)(2141941)                   9,080    263,229       0.0%
*   Descartes Systems Group, Inc. (The)(249906108)                 2,819     81,892       0.0%
*   Detour Gold Corp.                                            121,267  1,292,474       0.1%
    DHX Media, Ltd.(BRF12N3)                                      31,409    104,445       0.0%
#   DHX Media, Ltd.(BRF12P5)                                      24,489     80,675       0.0%
#*  DIRTT Environmental Solutions                                  9,600     47,401       0.0%
    Dollarama, Inc.                                                4,866    541,668       0.0%
    Dominion Diamond Corp.(B95LX89)                               25,747    366,417       0.0%
#   Dominion Diamond Corp.(257287102)                             43,661    622,169       0.0%
    Dorel Industries, Inc. Class B                                23,718    618,459       0.0%
*   DREAM Unlimited Corp. Class A                                 19,739    112,458       0.0%
*   Dundee Precious Metals, Inc.                                 110,745    221,473       0.0%
    E-L Financial Corp., Ltd.                                        175    112,183       0.0%
#*  Eastmain Resources, Inc.                                      97,500     22,295       0.0%
    ECN Capital Corp.                                            152,671    500,580       0.0%
    Eldorado Gold Corp.                                          521,375    654,699       0.0%
    Element Fleet Management Corp.                               190,242  1,465,782       0.1%
    Empire Co., Ltd. Class A                                     126,382  2,187,513       0.1%
#   Enbridge Income Fund Holdings, Inc.                           60,227  1,403,787       0.1%
#   Encana Corp.                                                 127,081  1,486,848       0.1%
*   Endeavour Mining Corp.                                        50,236    892,880       0.1%
    Enercare, Inc.                                                31,728    494,574       0.0%
    Enerflex, Ltd.                                                74,607  1,014,924       0.1%
#*  Energy Fuels, Inc.(BFV4XV7)                                   38,805     53,541       0.0%
*   Energy Fuels, Inc.(BFV4XW8)                                    2,144      2,959       0.0%
    Enerplus Corp.                                               122,564  1,123,912       0.1%
    Enghouse Systems, Ltd.                                         7,196    304,105       0.0%
    Ensign Energy Services, Inc.                                 113,956    586,519       0.0%
*   Epsilon Energy, Ltd.                                          35,277     87,502       0.0%
#   Equitable Group, Inc.                                         11,089    515,727       0.0%
*   Equity Financial Holdings, Inc.                                  800      6,071       0.0%
*   Essential Energy Services Trust                              168,421     77,024       0.0%
    Evertz Technologies, Ltd.                                     11,926    174,346       0.0%
#   Exchange Income Corp.                                         14,690    395,119       0.0%
    Exco Technologies, Ltd.                                       24,917    202,218       0.0%
#*  EXFO, Inc.                                                        48        185       0.0%
#   Extendicare, Inc.                                             33,004    239,708       0.0%
    Fairfax Financial Holdings, Ltd.                               3,444  1,813,726       0.1%
    Fiera Capital Corp.                                           18,571    202,394       0.0%
    Finning International, Inc.                                   45,189  1,101,966       0.1%
    Firm Capital Mortgage Investment Corp.                        22,500    221,494       0.0%
    First Capital Realty, Inc.                                     9,235    146,460       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
#*  First Majestic Silver Corp.(2833583)                          29,820 $  200,865       0.0%
#*  First Majestic Silver Corp.(32076V103)                        26,297    177,505       0.0%
*   First Mining Finance Corp.                                    32,000     15,131       0.0%
#   First National Financial Corp.                                 3,800     84,536       0.0%
    First Quantum Minerals, Ltd.                                 210,540  2,354,928       0.1%
    FirstService Corp.(33767E103)                                  4,382    305,250       0.0%
    FirstService Corp.(BYL7ZF7)                                    4,219    293,705       0.0%
#*  Fission Uranium Corp.                                         95,500     41,454       0.0%
#*  Fortress Paper, Ltd. Class A                                   2,299      7,449       0.0%
*   Fortuna Silver Mines, Inc.                                    76,987    324,036       0.0%
    Franco-Nevada Corp.                                            6,099    484,505       0.0%
    Freehold Royalties, Ltd.                                      59,192    724,013       0.0%
#   Gamehost, Inc.                                                 5,382     45,472       0.0%
    Genesis Land Development Corp.                                10,800     31,811       0.0%
#   Genworth MI Canada, Inc.                                      39,761  1,235,577       0.1%
    George Weston, Ltd.                                            6,237    523,674       0.0%
    Gibson Energy, Inc.                                           51,132    695,183       0.0%
    Gildan Activewear, Inc.                                       13,046    399,237       0.0%
*   Glacier Media, Inc.                                            3,000      1,325       0.0%
#   Gluskin Sheff + Associates, Inc.                              11,763    147,163       0.0%
*   GMP Capital, Inc.                                             33,185     67,651       0.0%
    goeasy, Ltd.                                                   4,600    111,425       0.0%
    Goldcorp, Inc.(380956409)                                     73,541    960,445       0.1%
    Goldcorp, Inc.(2676302)                                        7,376     96,338       0.0%
#*  Golden Star Resources, Ltd.                                  132,780    103,951       0.0%
*   Gran Tierra Energy, Inc.(38500T101)                            1,100      2,387       0.0%
*   Gran Tierra Energy, Inc.(B2PPCS5)                            362,792    790,207       0.1%
    Granite Oil Corp.                                             21,541     57,439       0.0%
*   Great Canadian Gaming Corp.                                   17,900    425,404       0.0%
*   Great Panther Silver, Ltd.                                    29,633     36,292       0.0%
    Great-West Lifeco, Inc.                                        6,100    169,747       0.0%
    Guardian Capital Group, Ltd. Class A                           2,700     53,368       0.0%
*   Guyana Goldfields, Inc.                                       22,111     78,839       0.0%
*   Heroux-Devtek, Inc.                                           25,896    295,473       0.0%
    High Liner Foods, Inc.                                        13,514    148,852       0.0%
*   HNZ Group, Inc.                                                2,200     31,633       0.0%
#   Home Capital Group, Inc.                                      47,507    514,067       0.0%
#   Horizon North Logistics, Inc.                                118,178    160,307       0.0%
    HudBay Minerals, Inc.(B05BQ98)                                 3,790     28,236       0.0%
    HudBay Minerals, Inc.(B05BDX1)                               201,095  1,494,846       0.1%
#   Hudson's Bay Co.                                              43,153    376,974       0.0%
*   Husky Energy, Inc.                                            67,618    876,340       0.1%
*   IAMGOLD Corp.(450913108)                                      23,010    126,325       0.0%
*   IAMGOLD Corp.(2446646)                                       359,626  1,973,608       0.1%
    IGM Financial, Inc.                                            5,200    183,276       0.0%
#*  Imperial Metals Corp.                                         40,805     93,939       0.0%
    Imperial Oil, Ltd.(453038408)                                 13,814    447,297       0.0%
    Imperial Oil, Ltd.(2454241)                                      776     25,161       0.0%
    Imvescor Restaurant Group, Inc.                                3,900     11,941       0.0%
*   Indigo Books & Music, Inc.                                     1,700     24,378       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.      55,709  2,524,415       0.1%
    Information Services Corp.                                     2,900     39,675       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
    Innergex Renewable Energy, Inc.                               35,784 $  390,820       0.0%
    Intact Financial Corp.                                         5,604    458,059       0.0%
    Inter Pipeline, Ltd.                                           9,678    196,846       0.0%
*   Interfor Corp.                                                57,812    941,053       0.1%
    Intertape Polymer Group, Inc.                                 27,264    402,377       0.0%
*   Ivanhoe Mines, Ltd. Class A                                  383,614  1,388,635       0.1%
    Jean Coutu Group PJC, Inc. (The) Class A                      20,225    383,775       0.0%
    Just Energy Group, Inc.(B693818)                               2,300     12,788       0.0%
    Just Energy Group, Inc.(B63MCN1)                              29,108    161,999       0.0%
#   K-Bro Linen, Inc.                                              2,328     70,484       0.0%
*   Kelt Exploration, Ltd.                                       135,053    740,115       0.0%
#   Keyera Corp.                                                  11,800    347,387       0.0%
*   Kinaxis, Inc.                                                  1,900     94,742       0.0%
*   Kinross Gold Corp.(496902404)                                 10,211     40,333       0.0%
*   Kinross Gold Corp.(B03Z841)                                  784,804  3,102,473       0.1%
    Kirkland Lake Gold, Ltd.                                     134,760  1,580,435       0.1%
*   Klondex Mines, Ltd.                                           70,682    204,359       0.0%
*   Knight Therapeutics, Inc.                                     94,656    614,849       0.0%
    KP Tissue, Inc.                                                3,900     45,496       0.0%
#   Labrador Iron Ore Royalty Corp.                               44,105    713,830       0.0%
    Laurentian Bank of Canada                                     32,717  1,521,603       0.1%
    Leon's Furniture, Ltd.                                        15,438    234,185       0.0%
#*  Liberty Gold Corp.                                            70,500     25,957       0.0%
    Linamar Corp.                                                 41,828  2,538,017       0.1%
    Liquor Stores N.A., Ltd.                                      28,555    217,134       0.0%
    Loblaw Cos., Ltd.                                              8,093    417,647       0.0%
    Lucara Diamond Corp.                                         163,626    285,372       0.0%
    Lundin Mining Corp.                                          406,106  3,097,499       0.1%
    Magellan Aerospace Corp.                                       9,236    138,314       0.0%
    Magna International, Inc.(2554475)                            26,629  1,452,716       0.1%
    Magna International, Inc.(559222401)                             300     16,365       0.0%
*   Mainstreet Equity Corp.                                        1,005     29,415       0.0%
    Mainstreet Health Investments, Inc.                            1,100      9,449       0.0%
*   Major Drilling Group International, Inc.                      70,995    380,262       0.0%
#   Mandalay Resources Corp.                                     204,371     46,732       0.0%
*   Manitok Energy, Inc.                                           1,043         48       0.0%
    Manulife Financial Corp.(2492519)                             36,601    735,935       0.0%
    Manulife Financial Corp.(56501R106)                           75,088  1,509,269       0.1%
    Maple Leaf Foods, Inc.                                        36,799    954,418       0.1%
    Martinrea International, Inc.                                 78,475    769,482       0.1%
#   Maxar Technologies, Ltd.                                       6,438    407,259       0.0%
*   Maxim Power Corp.                                              2,200      4,860       0.0%
    Mediagrif Interactive Technologies, Inc.                       1,000     10,426       0.0%
#   Medical Facilities Corp.                                      14,715    160,484       0.0%
#*  MEG Energy Corp.                                             200,289    889,587       0.1%
    Melcor Developments, Ltd.                                      4,353     50,781       0.0%
    Methanex Corp.(2654416)                                       15,900    774,849       0.1%
#   Methanex Corp.(59151K108)                                      2,714    132,307       0.0%
    Metro, Inc.                                                   29,275    921,524       0.1%
*   Minco Silver Corp.                                             9,414      5,327       0.0%
#*  Mitel Networks Corp.                                          74,628    641,520       0.0%
    Morguard Corp.                                                 1,100    163,708       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
    Morneau Shepell, Inc.                                         20,525 $  341,898       0.0%
    MTY Food Group, Inc.                                           5,616    221,706       0.0%
    Mullen Group, Ltd.                                            52,667    691,150       0.0%
    National Bank of Canada                                       59,178  2,871,975       0.1%
*   Neptune Technologies & Bioressources, Inc.                     6,516      6,111       0.0%
    Nevsun Resources, Ltd.                                       231,476    545,452       0.0%
    New Flyer Industries, Inc.                                    23,034    977,351       0.1%
*   New Gold, Inc.                                               422,582  1,398,671       0.1%
#*  Newalta Corp.                                                 83,333     56,197       0.0%
    Norbord, Inc.(65548P403)                                       3,586    129,275       0.0%
    Norbord, Inc.(2641441)                                         4,916    177,191       0.0%
    North American Energy Partners, Inc.(656844107)               11,011     44,595       0.0%
    North American Energy Partners, Inc.(B1HTYS2)                 12,646     50,972       0.0%
    North West Co., Inc. (The)                                    16,108    393,055       0.0%
    Northland Power, Inc.                                         27,644    528,624       0.0%
*   Novelion Therapeutics, Inc.                                      746      3,522       0.0%
*   NuVista Energy, Ltd.                                         144,490    898,233       0.1%
#*  Obsidian Energy, Ltd.(674482104)                              79,923     85,518       0.0%
#*  Obsidian Energy, Ltd.(BDHLTZ4)                               391,148    415,373       0.0%
    OceanaGold Corp.                                             555,773  1,490,562       0.1%
    Onex Corp.                                                     6,200    471,212       0.0%
    Open Text Corp.                                               12,400    433,582       0.0%
*   Orbite Technologies, Inc.                                    121,500      1,336       0.0%
    Osisko Gold Royalties, Ltd.(BN60CQ4)                          82,271  1,035,639       0.1%
    Osisko Gold Royalties, Ltd.(68827L101)                         6,854     86,360       0.0%
#*  Painted Pony Energy, Ltd.                                     85,445    179,487       0.0%
    Pan American Silver Corp.(697900108)                          86,444  1,411,631       0.1%
    Pan American Silver Corp.(2669272)                            25,434    415,584       0.0%
#*  Paramount Resources, Ltd. Class A                             67,737  1,159,312       0.1%
*   Parex Resources, Inc.                                         49,667    660,635       0.0%
    Parkland Fuel Corp.                                           18,102    367,625       0.0%
    Pason Systems, Inc.                                           22,885    332,250       0.0%
    Pembina Pipeline Corp.(B4PPQG5)                                3,982    131,685       0.0%
    Pembina Pipeline Corp.(B4PT2P8)                               74,761  2,471,545       0.1%
#*  Pengrowth Energy Corp.                                       431,204    484,649       0.0%
#   Peyto Exploration & Development Corp.                         28,476    388,480       0.0%
*   PHX Energy Services Corp.                                     30,152     52,587       0.0%
#*  Pine Cliff Energy, Ltd.                                      141,100     55,779       0.0%
#   Pizza Pizza Royalty Corp.                                     20,206    268,766       0.0%
#*  Platinum Group Metals, Ltd.                                   22,970      9,259       0.0%
    Polaris Infrastructure, Inc.                                   2,500     36,412       0.0%
    Potash Corp. of Saskatchewan, Inc.                            21,498    418,566       0.0%
#   PrairieSky Royalty, Ltd.                                       1,664     44,293       0.0%
*   Precision Drilling Corp.(74022D308)                           59,993    179,379       0.0%
*   Precision Drilling Corp.(B5YPLH9)                            205,892    617,628       0.0%
*   Premier Gold Mines, Ltd.                                      59,266    157,571       0.0%
    Premium Brands Holdings Corp.                                  8,423    681,623       0.0%
#*  Pretium Resources, Inc.                                       65,186    733,665       0.0%
#*  Pulse Seismic, Inc.                                           33,004     85,446       0.0%
    Pure Technologies, Ltd.                                       10,700     44,373       0.0%
    Quarterhill, Inc.                                            102,507    193,874       0.0%
    Quebecor, Inc. Class B                                        16,000    603,736       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
#*  Questerre Energy Corp. Class A                                16,560 $    9,499       0.0%
*   Raging River Exploration, Inc.                                32,192    189,893       0.0%
    Reitmans Canada, Ltd. Class A                                 29,599    106,456       0.0%
    Richelieu Hardware, Ltd.                                      15,921    416,999       0.0%
*   Richmont Mines, Inc.                                          24,900    216,748       0.0%
    Ritchie Bros Auctioneers, Inc.(2345390)                        1,000     28,044       0.0%
#   Ritchie Bros Auctioneers, Inc.(767744105)                      8,565    240,077       0.0%
#*  RMP Energy, Inc.                                             100,137     58,215       0.0%
    Rocky Mountain Dealerships, Inc.                              12,478    113,744       0.0%
    Rogers Sugar, Inc.                                            69,448    341,830       0.0%
    Royal Bank of Canada(2754383)                                 13,700  1,071,172       0.1%
    Royal Bank of Canada(780087102)                               21,014  1,642,244       0.1%
#*  Royal Nickel Corp.                                           128,000     17,859       0.0%
#   Russel Metals, Inc.                                           38,412    858,695       0.1%
#*  Sabina Gold & Silver Corp.                                   168,500    278,199       0.0%
#*  Sandstorm Gold, Ltd.                                         107,997    465,439       0.0%
    Saputo, Inc.                                                  11,022    397,957       0.0%
#   Savaria Corp.                                                  1,600     19,744       0.0%
    Secure Energy Services, Inc.                                 132,463    863,510       0.1%
*   SEMAFO, Inc.                                                 187,120    469,939       0.0%
*   Seven Generations Energy, Ltd. Class A                        25,603    386,595       0.0%
    Shaw Communications, Inc. Class B(82028K200)                  18,675    426,537       0.0%
#   Shaw Communications, Inc. Class B(2801836)                     4,800    109,610       0.0%
    ShawCor, Ltd.                                                 19,063    413,147       0.0%
*   Sherritt International Corp.                                 263,069    269,166       0.0%
#   Sienna Senior Living, Inc.                                    18,211    250,841       0.0%
#*  Sierra Wireless, Inc.(826516106)                              15,411    345,977       0.0%
#*  Sierra Wireless, Inc.(2418968)                                 8,700    194,622       0.0%
    Sleep Country Canada Holdings, Inc.                            2,000     59,329       0.0%
    SNC-Lavalin Group, Inc.                                       13,517    608,951       0.0%
*   Solium Capital, Inc.                                           6,894     57,606       0.0%
*   Southern Pacific Resource Corp.                              135,301         14       0.0%
*   Spartan Energy Corp.                                          97,310    515,177       0.0%
*   Spin Master Corp.                                              3,794    140,455       0.0%
#   Sprott, Inc.                                                 159,767    263,780       0.0%
*   SSR Mining, Inc.(784730103)                                   20,715    198,864       0.0%
*   SSR Mining, Inc.(BF7MPL9)                                     69,629    668,710       0.0%
#   Stantec, Inc.(2854238)                                        13,024    372,114       0.0%
    Stantec, Inc.(85472N109)                                       4,216    120,578       0.0%
#*  Stars Group, Inc. (The)(85570W100)                            18,236    367,455       0.0%
#*  Stars Group, Inc. (The)(BDG1MJ0)                              24,674    496,693       0.0%
    Stella-Jones, Inc.                                             8,350    326,207       0.0%
#*  Stornoway Diamond Corp.                                      375,613    189,248       0.0%
*   Strad Energy Services, Ltd.                                    4,059      5,286       0.0%
#   Stuart Olson, Inc.                                            18,950     78,291       0.0%
#   Student Transportation, Inc.                                  25,875    151,427       0.0%
    Sun Life Financial, Inc.(2566124)                              7,841    305,411       0.0%
    Sun Life Financial, Inc.(866796105)                           22,468    874,679       0.1%
    Suncor Energy, Inc.(867224107)                                72,745  2,470,420       0.1%
    Suncor Energy, Inc.(B3NB1P2)                                 100,053  3,396,873       0.2%
*   SunOpta, Inc.(8676EP108)                                      43,059    402,602       0.0%
#*  SunOpta, Inc.(2817510)                                        23,209    215,881       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
#   Superior Plus Corp.                                           94,681 $  953,342       0.1%
#   Supremex, Inc.                                                 6,100     18,819       0.0%
#   Surge Energy, Inc.                                           227,284    380,539       0.0%
    Tahoe Resources, Inc.(873868103)                             122,913    589,982       0.0%
#   Tahoe Resources, Inc.(B5B9KV1)                                34,180    163,999       0.0%
*   Tamarack Valley Energy, Ltd.                                  14,614     34,210       0.0%
#*  Taseko Mines, Ltd.                                           150,429    329,985       0.0%
    Teck Resources, Ltd. Class A                                   1,200     24,714       0.0%
    Teck Resources, Ltd. Class B(2879327)                         10,991    224,574       0.0%
    Teck Resources, Ltd. Class B(878742204)                      197,802  4,043,073       0.2%
    TELUS Corp.                                                   10,600    383,871       0.0%
#*  Tembec, Inc.                                                  27,377     99,526       0.0%
*   Teranga Gold Corp.                                            80,844    164,182       0.0%
    TFI International, Inc.                                       39,227    946,848       0.1%
*   Theratechnologies, Inc.                                       30,200    179,079       0.0%
    Thomson Reuters Corp.                                         10,416    487,011       0.0%
    Timbercreek Financial Corp.                                    5,500     40,458       0.0%
#*  TMAC Resources, Inc.                                           4,600     28,775       0.0%
    TMX Group, Ltd.                                               23,886  1,305,111       0.1%
    TORC Oil & Gas, Ltd.                                         121,146    637,609       0.0%
*   Torex Gold Resources, Inc.                                    27,461    378,683       0.0%
    Toromont Industries, Ltd.                                     22,041    971,608       0.1%
    Toronto-Dominion Bank (The)(891160509)                         5,699    323,988       0.0%
    Toronto-Dominion Bank (The)(2897222)                          41,258  2,345,447       0.1%
    Torstar Corp. Class B                                         69,863     73,107       0.0%
    Total Energy Services, Inc.                                   37,048    436,215       0.0%
*   Tourmaline Oil Corp.                                          57,306  1,048,752       0.1%
    TransAlta Corp.(2901628)                                      95,277    563,494       0.0%
    TransAlta Corp.(89346D107)                                   125,991    749,646       0.1%
    TransAlta Renewables, Inc.                                    13,300    143,402       0.0%
    TransCanada Corp.(2665184)                                    12,501    593,509       0.0%
    TransCanada Corp.(89353D107)                                   2,905    137,929       0.0%
    Transcontinental, Inc. Class A                                53,732  1,192,841       0.1%
#*  TransGlobe Energy Corp.                                       67,575    114,188       0.0%
*   Trevali Mining Corp.                                         337,449    358,348       0.0%
*   Trican Well Service, Ltd.                                    283,502  1,065,797       0.1%
    Tricon Capital Group, Inc.                                     9,200     77,303       0.0%
*   Trinidad Drilling, Ltd.                                      235,016    309,686       0.0%
*   Trisura Group, Ltd.                                            1,500     33,544       0.0%
*   Turquoise Hill Resources, Ltd.(900435108)                     17,904     54,965       0.0%
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                      174,073    531,624       0.0%
*   TVA Group, Inc. Class B                                          653      1,918       0.0%
#   Uni-Select, Inc.                                              25,520    551,506       0.0%
#*  UrtheCast Corp.                                               18,500     15,415       0.0%
#*  Valeant Pharmaceuticals International, Inc.                  221,201  2,585,840       0.1%
#   Valener, Inc.                                                 10,289    176,654       0.0%
    Vermilion Energy, Inc.                                        15,758    537,821       0.0%
    Wajax Corp.                                                   18,109    329,306       0.0%
    Waste Connections, Inc.(94106B101)                             6,192    437,576       0.0%
    Waste Connections, Inc.(BYQFRK5)                               4,519    319,295       0.0%
#*  Wesdome Gold Mines, Ltd.                                      44,300     61,466       0.0%
    West Fraser Timber Co., Ltd.                                  42,570  2,589,309       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
CANADA -- (Continued)
*   Western Energy Services Corp.                                   64,541 $     61,534       0.0%
    Western Forest Products, Inc.                                  325,665      661,377       0.0%
    WestJet Airlines, Ltd.                                           4,300       89,860       0.0%
    Westshore Terminals Investment Corp.                            17,989      343,159       0.0%
#   Wheaton Precious Metals Corp.                                   29,388      609,507       0.0%
#   Whitecap Resources, Inc.                                       304,695    2,187,021       0.1%
    Winpak, Ltd.                                                     6,877      265,464       0.0%
    WSP Global, Inc.                                                24,359    1,091,727       0.1%
*   Xtreme Drilling Corp.                                            7,616       12,397       0.0%
    Yamana Gold, Inc.(2219279)                                     682,670    1,772,687       0.1%
    Yamana Gold, Inc.(98462Y100)                                     6,868       17,925       0.0%
*   Yangarra Resources, Ltd.                                        41,300      126,451       0.0%
#*  Yellow Pages, Ltd.                                              19,713      126,520       0.0%
    ZCL Composites, Inc.                                             6,650       70,103       0.0%
                                                                           ------------       ---
TOTAL CANADA                                                                213,844,639       8.5%
                                                                           ------------       ---
CHINA -- (0.0%)
    BEP International Holdings, Ltd.                             2,770,000       64,762       0.0%
                                                                           ------------       ---
DENMARK -- (1.9%)
    ALK-Abello A.S.                                                  3,727      583,409       0.0%
    Alm Brand A.S.                                                  63,379      655,526       0.0%
    Ambu A.S. Class B                                               14,918    1,375,018       0.1%
    AP Moller - Maersk A.S. Class A                                    253      468,943       0.0%
    AP Moller - Maersk A.S. Class B                                    499      956,576       0.0%
*   Bang & Olufsen A.S.                                             27,777      643,818       0.0%
    BankNordik P/F                                                   1,833       33,847       0.0%
*   Bavarian Nordic A.S.                                            13,393      543,460       0.0%
    Brodrene Hartmann A.S.                                           1,662       90,351       0.0%
    Carlsberg A.S. Class B                                          18,912    2,160,536       0.1%
    Chr Hansen Holding A.S.                                         19,477    1,704,429       0.1%
    Coloplast A.S. Class B                                           2,059      181,229       0.0%
#   Columbus A.S.                                                   23,023       47,590       0.0%
#*  D/S Norden A.S.                                                 23,429      486,716       0.0%
    Danske Bank A.S.                                                40,251    1,536,117       0.1%
    DFDS A.S.                                                       18,136    1,051,742       0.0%
    DSV A.S.                                                        35,504    2,745,379       0.1%
    FLSmidth & Co. A.S.                                             26,497    1,816,417       0.1%
*   Genmab A.S.                                                      2,070      418,006       0.0%
    GN Store Nord A.S.                                              95,918    3,174,267       0.1%
#   H Lundbeck A.S.                                                 17,075    1,015,071       0.0%
*   H+H International A.S. Class B                                   7,858      159,936       0.0%
    Harboes Bryggeri A.S. Class B                                      511        8,915       0.0%
#   IC Group A.S.                                                    4,483      110,134       0.0%
    ISS A.S.                                                        33,265    1,408,713       0.1%
*   Jeudan A.S.                                                        667       74,558       0.0%
    Jyske Bank A.S.                                                 45,804    2,588,299       0.1%
    Matas A.S.                                                      25,891      289,923       0.0%
*   Nilfisk Holding A.S.                                            18,171      873,243       0.0%
*   NKT A.S.                                                        18,171      779,013       0.0%
    Nordjyske Bank A.S.                                              5,916      112,087       0.0%
    Novo Nordisk A.S. Class B                                       52,427    2,610,279       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
DENMARK -- (Continued)
#   Novozymes A.S. Class B                                         9,977 $   551,257       0.0%
#   Pandora A.S.                                                  10,035     947,572       0.0%
    Parken Sport & Entertainment A.S.                              3,780      43,126       0.0%
    Per Aarsleff Holding A.S.                                     14,945     414,245       0.0%
    Ringkjoebing Landbobank A.S.                                  15,125     755,040       0.0%
    Rockwool International A.S. Class A                              140      34,721       0.0%
    Rockwool International A.S. Class B                            4,487   1,218,165       0.1%
    Royal Unibrew A.S.                                            22,129   1,273,980       0.1%
#   RTX A.S.                                                       6,404     189,952       0.0%
*   Santa Fe Group A.S.                                           14,613     114,408       0.0%
    Schouw & Co. AB                                               12,329   1,282,996       0.1%
    SimCorp A.S.                                                  17,341   1,059,057       0.1%
    Solar A.S. Class B                                             4,464     286,641       0.0%
    Spar Nord Bank A.S.                                           63,888     812,562       0.0%
    Sydbank A.S.                                                  55,133   2,152,307       0.1%
    TDC A.S.                                                     515,530   3,047,916       0.1%
    Tivoli A.S.                                                      178      15,530       0.0%
*   TK Development A.S.                                           55,151      81,121       0.0%
*   Topdanmark A.S.                                               43,920   1,805,496       0.1%
    Tryg A.S.                                                     48,492   1,155,186       0.1%
    United International Enterprises                               1,112     230,942       0.0%
    Vestas Wind Systems A.S.                                      18,318   1,617,200       0.1%
*   Vestjysk Bank A.S.                                            99,100      45,468       0.0%
*   William Demant Holding A.S.                                   47,885   1,381,922       0.1%
*   Zealand Pharma A.S.                                            5,267      97,307       0.0%
                                                                         -----------       ---
TOTAL DENMARK                                                             51,317,664       2.0%
                                                                         -----------       ---
FINLAND -- (2.0%)
#   Afarak Group Oyj                                              36,473      35,504       0.0%
    Ahlstrom-Munksjo Oyj                                          11,243     246,719       0.0%
    Aktia Bank Oyj                                                19,864     214,511       0.0%
    Alandsbanken Abp Class B                                           5          87       0.0%
    Alma Media Oyj                                                11,598      93,932       0.0%
    Amer Sports Oyj                                               63,952   1,591,168       0.1%
    Apetit Oyj                                                       276       4,308       0.0%
    Aspo Oyj                                                       6,205      66,360       0.0%
    Atria Oyj                                                     10,467     145,934       0.0%
*   BasWare Oyj                                                    1,456      71,717       0.0%
#   Bittium Oyj                                                   10,461      75,448       0.0%
    Cargotec Oyj Class B                                          24,533   1,448,264       0.1%
#*  Caverion Oyj                                                  29,842     225,879       0.0%
    Citycon Oyj                                                   93,565     228,467       0.0%
    Cramo Oyj                                                     24,112     535,315       0.0%
    Digia Oyj                                                      2,091       6,110       0.0%
    Elisa Oyj                                                     42,719   1,720,171       0.1%
    F-Secure Oyj                                                  29,375     150,471       0.0%
    Finnair Oyj                                                   55,961     729,826       0.0%
    Fiskars Oyj Abp                                               21,675     541,432       0.0%
    Fortum Oyj                                                    98,858   2,098,206       0.1%
    HKScan Oyj Class A                                            27,319     100,319       0.0%
    Huhtamaki Oyj                                                 46,685   1,988,539       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
FINLAND -- (Continued)
    Ilkka-Yhtyma Oyj                                               3,592 $    14,512       0.0%
    Kemira Oyj                                                    83,809   1,180,849       0.1%
    Kesko Oyj Class A                                              3,096     156,975       0.0%
    Kesko Oyj Class B                                             41,548   2,121,800       0.1%
    Kone Oyj Class B                                              18,181     984,029       0.1%
    Konecranes Oyj                                                14,374     661,832       0.0%
    Lassila & Tikanoja Oyj                                        19,020     403,304       0.0%
    Lemminkainen Oyj                                               2,979      79,900       0.0%
    Metsa Board Oyj                                              125,806     933,242       0.0%
    Metso Oyj                                                     55,305   2,008,582       0.1%
    Neste Oyj                                                     50,237   2,796,759       0.1%
    Nokia Oyj(5902941)                                           294,338   1,447,531       0.1%
    Nokia Oyj(5946455)                                           143,713     706,616       0.0%
    Nokian Renkaat Oyj                                            42,666   1,956,114       0.1%
    Olvi Oyj Class A                                               7,627     249,142       0.0%
    Oriola Oyj Class B                                            78,266     293,492       0.0%
    Orion Oyj Class A                                              5,798     237,982       0.0%
    Orion Oyj Class B                                             28,958   1,186,840       0.1%
    Outokumpu Oyj                                                261,645   2,473,319       0.1%
#*  Outotec Oyj                                                   97,553     776,003       0.0%
    Pihlajalinna Oyj                                               2,567      47,218       0.0%
    Ponsse Oyj                                                     2,825      88,675       0.0%
*   Poyry Oyj                                                      6,843      39,069       0.0%
*   QT Group Oyj                                                   1,859      12,561       0.0%
    Raisio Oyj Class V                                            80,223     331,603       0.0%
    Ramirent Oyj                                                  44,716     411,393       0.0%
    Revenio Group Oyj                                              2,106      90,300       0.0%
    Sampo Oyj Class A                                             42,475   2,222,711       0.1%
    Sanoma Oyj                                                    65,013     771,739       0.0%
    SRV Group OYJ                                                  3,870      18,640       0.0%
*   Stockmann Oyj Abp Class A                                      2,666      17,239       0.0%
*   Stockmann Oyj Abp Class B                                     27,220     174,838       0.0%
    Stora Enso Oyj Class R                                       257,459   4,023,618       0.2%
*   Talvivaara Mining Co. P.L.C.                                 190,260       1,263       0.0%
    Technopolis Oyj                                               40,698     183,395       0.0%
    Tieto Oyj                                                     28,426     870,307       0.0%
    Tikkurila Oyj                                                 15,819     312,691       0.0%
    UPM-Kymmene Oyj                                              258,374   7,759,555       0.3%
#   Uponor Oyj                                                    22,059     444,060       0.0%
    Vaisala Oyj Class A                                            4,398     239,045       0.0%
    Valmet Oyj                                                    43,149     836,608       0.0%
    Wartsila Oyj Abp                                              14,688     945,421       0.1%
    YIT Oyj                                                      101,267     769,609       0.0%
                                                                         -----------       ---
TOTAL FINLAND                                                             53,599,068       2.1%
                                                                         -----------       ---
FRANCE -- (6.3%)
    ABC Arbitrage                                                 20,414     147,216       0.0%
    Accor SA                                                      11,884     592,867       0.0%
#   Actia Group                                                   10,087      77,346       0.0%
    Aeroports de Paris                                             2,541     427,816       0.0%
*   Air France-KLM                                                83,532   1,307,916       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FRANCE -- (Continued)
    Air Liquide SA                                                 7,158 $  911,385       0.0%
    Akka Technologies                                              4,661    281,087       0.0%
    Albioma SA                                                    18,086    431,131       0.0%
    Alstom SA                                                     18,812    761,063       0.0%
    Altamir                                                       16,568    298,754       0.0%
    Alten SA                                                      11,932  1,044,245       0.1%
    Altran Technologies SA                                        72,366  1,338,393       0.1%
    Amundi SA                                                      4,601    389,940       0.0%
#*  Antalis International SAS                                      9,727     23,678       0.0%
    April SA                                                       6,744    112,315       0.0%
#*  Archos                                                        19,979     16,520       0.0%
    Arkema SA                                                     25,416  3,210,837       0.1%
#   Assystem                                                       5,757    222,760       0.0%
    Atos SE                                                       19,717  3,062,360       0.1%
    Aubay                                                          2,620    105,474       0.0%
    AXA SA                                                       110,215  3,327,213       0.1%
    AXA SA Sponsored ADR                                          14,588    440,558       0.0%
    Axway Software SA                                              3,291     90,487       0.0%
    Bastide le Confort Medical                                       534     28,764       0.0%
    Beneteau SA                                                   12,255    220,473       0.0%
*   Bigben Interactive                                            10,795    169,602       0.0%
    BioMerieux                                                    12,168    954,420       0.1%
    BNP Paribas SA                                                73,561  5,741,393       0.2%
    Boiron SA                                                      3,165    285,763       0.0%
    Bollore SA                                                    96,518    466,237       0.0%
    Bonduelle SCA                                                 11,968    564,857       0.0%
#   Bourbon Corp.                                                 12,868    114,969       0.0%
    Bouygues SA                                                   30,857  1,480,941       0.1%
    Bureau Veritas SA                                             24,625    659,415       0.0%
    Burelle SA                                                        58     86,677       0.0%
    Capgemini SE                                                   9,054  1,099,916       0.1%
    Carrefour SA                                                  66,156  1,331,416       0.1%
#   Casino Guichard Perrachon SA                                  36,038  2,057,749       0.1%
    Catering International Services                                  672     13,426       0.0%
*   Cegedim SA                                                     1,092     42,501       0.0%
*   CGG SA Sponsored ADR                                             508      2,449       0.0%
*   Chargeurs SA(BDH48T0)                                            281      7,535       0.0%
    Chargeurs SA(5021318)                                         23,211    654,763       0.0%
    Christian Dior SE                                              1,578    541,627       0.0%
    Cie de Saint-Gobain                                           98,275  5,762,148       0.2%
    Cie des Alpes                                                  8,162    258,885       0.0%
    Cie Generale des Etablissements Michelin                      23,837  3,450,319       0.2%
    Cie Plastic Omnium SA                                         21,425    893,369       0.0%
    CNP Assurances                                                50,177  1,167,242       0.1%
*   Coface SA                                                     68,983    753,727       0.0%
    Credit Agricole SA                                            82,395  1,438,058       0.1%
    Danone SA                                                     12,713  1,039,048       0.1%
    Dassault Systemes SE                                           2,688    285,348       0.0%
    Derichebourg SA                                               69,069    736,473       0.0%
    Devoteam SA                                                    2,063    192,787       0.0%
    Edenred                                                       30,918    891,324       0.0%
    Eiffage SA                                                    17,277  1,804,680       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FRANCE -- (Continued)
    Electricite de France SA                                     184,935 $2,420,397       0.1%
    Electricite de Strasbourg SA                                      88     12,803       0.0%
    Elior Group SA                                                25,510    724,439       0.0%
#   Elis SA                                                       12,688    330,804       0.0%
    Engie SA                                                     149,646  2,529,324       0.1%
*   Eramet                                                         6,473    533,103       0.0%
    Essilor International SA                                       9,379  1,187,407       0.1%
*   Esso SA Francaise                                              2,429    165,830       0.0%
    Euler Hermes Group                                             5,832    676,578       0.0%
    Eurofins Scientific SE                                         2,681  1,677,116       0.1%
    Euronext NV                                                   14,327    850,890       0.0%
    Europcar Groupe SA                                            21,586    308,714       0.0%
    Eutelsat Communications SA                                    55,840  1,398,679       0.1%
    Exel Industries Class A                                          545     72,463       0.0%
    Faurecia                                                      28,361  2,061,713       0.1%
    Fleury Michon SA                                                 571     33,745       0.0%
*   Fnac Darty SA                                                  4,086    386,185       0.0%
*   Fnac Darty SA                                                  2,700    255,596       0.0%
    Gaztransport Et Technigaz SA                                   7,326    358,572       0.0%
    GL Events                                                      4,967    151,316       0.0%
    Groupe Crit                                                    2,177    205,446       0.0%
    Groupe Eurotunnel SE                                          64,590    811,691       0.0%
*   Groupe Gorge                                                   2,052     46,003       0.0%
    Groupe Open                                                    3,320    112,134       0.0%
    Guerbet                                                        3,812    343,190       0.0%
    Haulotte Group SA                                              5,625    102,510       0.0%
*   HiPay Group SA                                                 2,179     34,455       0.0%
*   ID Logistics Group                                               596    102,330       0.0%
    Iliad SA                                                       1,304    325,503       0.0%
    Imerys SA                                                      8,194    746,111       0.0%
    Ingenico Group SA                                              7,544    732,585       0.0%
    Interparfums SA                                                3,099    115,528       0.0%
    Ipsen SA                                                      11,306  1,366,980       0.1%
    IPSOS                                                         22,830    843,782       0.0%
    Jacquet Metal Service                                          8,285    267,919       0.0%
    JCDecaux SA                                                    8,247    315,482       0.0%
    Kaufman & Broad SA                                               265     11,710       0.0%
    Kering                                                         2,393  1,097,442       0.1%
    Korian SA                                                     31,367  1,019,368       0.1%
    Lagardere SCA                                                 71,830  2,365,449       0.1%
    Laurent-Perrier                                                1,001     93,878       0.0%
    Le Belier                                                        205     11,258       0.0%
    Le Noble Age                                                   3,880    272,018       0.0%
    Lectra                                                         8,258    241,657       0.0%
    Legrand SA                                                    13,193    979,059       0.1%
    Linedata Services                                                779     35,525       0.0%
    LISI                                                          11,627    533,721       0.0%
    LVMH Moet Hennessy Louis Vuitton SE                            6,702  1,998,959       0.1%
    Maisons France Confort SA                                      1,205     84,178       0.0%
    Manitou BF SA                                                  5,334    211,348       0.0%
    Manutan International                                            529     52,182       0.0%
    Mersen SA                                                     11,851    520,148       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FRANCE -- (Continued)
#*  METabolic EXplorer SA                                         29,546 $   76,422       0.0%
    Metropole Television SA                                       20,920    483,643       0.0%
    MGI Coutier                                                    7,238    293,872       0.0%
    Natixis SA                                                   141,854  1,112,439       0.1%
#*  Naturex                                                        3,016    342,519       0.0%
    Neopost SA                                                    27,906  1,028,633       0.1%
    Nexans SA                                                     24,125  1,578,918       0.1%
    Nexity SA                                                     16,336  1,004,046       0.1%
#*  Nicox                                                          7,923     81,092       0.0%
*   NRJ Group                                                      5,162     65,159       0.0%
    Oeneo SA                                                      11,623    128,100       0.0%
#*  Onxeo SA(BPFJVR0)                                              5,700      9,445       0.0%
#*  Onxeo SA(B04P0G6)                                             25,529     42,237       0.0%
    Orange SA                                                    225,492  3,704,309       0.2%
    Orpea                                                          8,489  1,017,057       0.1%
#*  Parrot SA                                                     13,460    167,816       0.0%
    PCAS                                                           1,578     31,110       0.0%
#   Pernod Ricard SA                                               6,101    914,808       0.0%
    Peugeot SA                                                   136,118  3,229,475       0.1%
#*  Pierre & Vacances SA                                           4,980    266,341       0.0%
    Plastivaloire                                                  7,504    192,157       0.0%
    PSB Industries SA                                                755     41,771       0.0%
    Publicis Groupe SA                                             9,458    615,648       0.0%
#   Rallye SA                                                     22,424    383,372       0.0%
#*  Recylex SA                                                     4,720     77,514       0.0%
    Remy Cointreau SA                                                196     25,457       0.0%
    Renault SA                                                    41,368  4,102,183       0.2%
    Rexel SA                                                     249,373  4,446,824       0.2%
    Robertet SA                                                      252    117,855       0.0%
    Rothschild & Co.                                               9,469    340,057       0.0%
    Rubis SCA                                                     15,270    958,232       0.1%
    Samse SA                                                          40      7,320       0.0%
    Sanofi                                                        34,442  3,261,194       0.1%
    Sartorius Stedim Biotech                                       6,222    424,033       0.0%
    Savencia SA                                                    3,529    337,095       0.0%
    Schneider Electric SE(B11BPS1)                                 1,883    165,918       0.0%
    Schneider Electric SE(4834108)                                10,961    963,046       0.1%
    SCOR SE                                                       81,111  3,367,195       0.1%
    SEB SA                                                         7,961  1,483,576       0.1%
    Seche Environnement SA                                           944     34,200       0.0%
#*  Sequana SA                                                    48,633     45,328       0.0%
    SES SA                                                        54,871    892,421       0.0%
#*  SES-imagotag SA                                                1,158     39,859       0.0%
    Societe BIC SA                                                 1,862    196,610       0.0%
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco     548     26,819       0.0%
    Societe Generale SA                                           54,754  3,047,305       0.1%
    Societe Marseillaise du Tunnel Prado-Carenage SA                 200      5,054       0.0%
    Sodexo SA                                                      4,548    578,609       0.0%
*   SOITEC                                                         4,560    358,830       0.0%
#*  Solocal Group                                                142,187    157,318       0.0%
    Somfy SA                                                       1,665    168,641       0.0%
    Sopra Steria Group                                             6,764  1,268,783       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
FRANCE -- (Continued)
    SPIE SA                                                        7,235 $    190,363       0.0%
*   Stallergenes Greer P.L.C.                                      2,696      138,185       0.0%
#*  Ste Industrielle d'Aviation Latecoere SA                      70,090      444,062       0.0%
    Stef SA                                                        2,766      305,762       0.0%
    STMicroelectronics NV(5962332)                               182,377    4,293,396       0.2%
#   STMicroelectronics NV(2430025)                                14,700      346,479       0.0%
    Suez                                                          22,409      394,096       0.0%
    Sword Group                                                    4,581      187,869       0.0%
    Synergie SA                                                    4,953      268,276       0.0%
    Tarkett SA                                                     7,821      332,695       0.0%
    Technicolor SA                                               136,678      484,332       0.0%
    Teleperformance                                               19,734    2,882,034       0.1%
    Television Francaise 1                                        64,164      912,258       0.0%
    Tessi SA                                                          94       19,010       0.0%
    Thales SA                                                      9,554      995,655       0.1%
    Thermador Groupe                                                 960      117,344       0.0%
    Total Gabon                                                      101       16,545       0.0%
    Total SA                                                     189,670   10,571,844       0.4%
    Total SA Sponsored ADR                                            57        3,176       0.0%
*   Touax SA                                                       1,315       20,707       0.0%
    Trigano SA                                                     4,601      742,474       0.0%
*   Ubisoft Entertainment SA                                      63,784    4,866,695       0.2%
    Union Financiere de France BQE SA                                730       27,628       0.0%
    Valeo SA                                                      20,037    1,356,588       0.1%
#*  Vallourec SA                                                 261,126    1,428,205       0.1%
#*  Valneva SE                                                    24,905       80,645       0.0%
    Vetoquinol SA                                                  1,402       90,481       0.0%
    Vicat SA                                                      11,855      916,990       0.0%
    VIEL & Cie SA                                                 11,006       68,518       0.0%
    Vilmorin & Cie SA                                              4,647      447,489       0.0%
#   Vinci SA                                                      17,186    1,683,842       0.1%
*   Virbac SA                                                      1,525      196,350       0.0%
    Vivendi SA                                                    92,665    2,301,047       0.1%
    Vranken-Pommery Monopole SA                                      394       11,060       0.0%
*   Worldline SA                                                   4,965      242,782       0.0%
    Zodiac Aerospace                                              15,279      436,716       0.0%
                                                                         ------------       ---
TOTAL FRANCE                                                              167,484,148       6.6%
                                                                         ------------       ---
GERMANY -- (6.2%)
    Aareal Bank AG                                                48,573    2,019,538       0.1%
    Adidas AG                                                     11,271    2,508,733       0.1%
*   Adler Modemaerkte AG                                           4,316       29,300       0.0%
*   ADLER Real Estate AG                                           5,972       92,535       0.0%
    ADO Properties SA                                              1,282       63,379       0.0%
#*  ADVA Optical Networking SE                                    25,534      160,354       0.0%
*   AIXTRON SE                                                    24,048      375,402       0.0%
    All for One Steeb AG                                             486       34,433       0.0%
    Allgeier SE                                                    2,271       60,228       0.0%
    Allianz SE                                                    25,753    6,012,264       0.3%
    Allianz SE Sponsored ADR                                      11,988      280,524       0.0%
    Amadeus Fire AG                                                1,760      161,347       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
GERMANY -- (Continued)
*   AS Creation Tapeten                                               50 $    1,260       0.0%
    Atoss Software AG                                                116      9,864       0.0%
    Aurubis AG                                                    26,030  2,133,064       0.1%
#   Axel Springer SE                                              20,007  1,347,073       0.1%
    BASF SE                                                       39,408  4,309,396       0.2%
    Basler AG                                                        413     84,096       0.0%
    Bauer AG                                                      10,205    330,291       0.0%
    Bayer AG                                                       7,907  1,028,533       0.1%
    Bayerische Motoren Werke AG                                   33,569  3,442,845       0.2%
    BayWa AG                                                      10,916    426,606       0.0%
    Bechtle AG                                                    13,772  1,102,255       0.1%
    Beiersdorf AG                                                  3,976    447,262       0.0%
#   Bertrandt AG                                                   2,868    270,580       0.0%
    Bijou Brigitte AG                                              2,005    125,789       0.0%
#   Bilfinger SE                                                  26,510  1,069,530       0.1%
#   Biotest AG                                                     4,254    134,563       0.0%
    Borussia Dortmund GmbH & Co. KGaA                             52,890    440,009       0.0%
    Brenntag AG                                                   17,675  1,002,803       0.1%
    CANCOM SE                                                      7,134    527,019       0.0%
    Carl Zeiss Meditec AG                                          9,481    505,558       0.0%
    CECONOMY AG                                                   44,681    583,218       0.0%
    CENIT AG                                                       3,984     94,272       0.0%
    CENTROTEC Sustainable AG                                       8,383    181,342       0.0%
    Cewe Stiftung & Co. KGAA                                       4,154    407,291       0.0%
    Comdirect Bank AG                                             17,855    247,511       0.0%
*   Commerzbank AG                                               150,070  2,079,681       0.1%
    CompuGroup Medical SE                                         10,913    628,346       0.0%
*   Constantin Medien AG                                          11,950     26,452       0.0%
    Continental AG                                                 3,798    966,569       0.1%
    Covestro AG                                                    1,796    172,649       0.0%
    CropEnergies AG                                               17,051    180,618       0.0%
    CTS Eventim AG & Co. KGaA                                     17,466    722,437       0.0%
    Daimler AG                                                    89,896  7,505,071       0.3%
#   Delticom AG                                                    1,376     20,523       0.0%
#   Deutsche Bank AG(D18190898)                                  141,540  2,302,856       0.1%
    Deutsche Bank AG(5750355)                                      2,154     35,302       0.0%
    Deutsche Beteiligungs AG                                       8,326    423,302       0.0%
    Deutsche Boerse AG                                             9,256    958,596       0.1%
#   Deutsche EuroShop AG                                           6,589    240,826       0.0%
    Deutsche Lufthansa AG                                        152,127  4,887,513       0.2%
    Deutsche Pfandbriefbank AG                                    62,293    896,596       0.0%
    Deutsche Post AG                                              27,702  1,269,862       0.1%
    Deutsche Telekom AG                                          169,229  3,064,283       0.1%
#   Deutsche Telekom AG Sponsored ADR                             16,349    293,203       0.0%
    Deutsche Wohnen SE                                            28,338  1,212,854       0.1%
    Deutz AG                                                      67,408    571,045       0.0%
*   Dialog Semiconductor P.L.C.                                   22,606  1,129,426       0.1%
    DIC Asset AG                                                  11,458    134,739       0.0%
    Diebold Nixdorf AG                                               869     72,883       0.0%
    DMG Mori AG                                                    9,718    562,682       0.0%
    Dr Hoenle AG                                                   1,129     52,310       0.0%
    Draegerwerk AG & Co. KGaA                                      2,421    214,846       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
GERMANY -- (Continued)
    Drillisch AG                                                   9,813 $  696,146       0.0%
    Duerr AG                                                       9,489  1,313,180       0.1%
    E.ON SE                                                      588,434  6,969,668       0.3%
    Eckert & Ziegler AG                                            2,499    105,840       0.0%
    EDAG Engineering Group AG                                      1,715     26,707       0.0%
    Elmos Semiconductor AG                                        10,591    298,607       0.0%
#   ElringKlinger AG                                              25,983    454,425       0.0%
*   Euromicron AG                                                  4,826     49,023       0.0%
*   Evotec AG                                                     26,184    557,186       0.0%
    Fielmann AG                                                    7,546    663,052       0.0%
*   First Sensor AG                                                3,082     75,919       0.0%
    Francotyp-Postalia Holding AG Class A                          2,977     16,947       0.0%
    Fraport AG Frankfurt Airport Services Worldwide               20,490  1,947,035       0.1%
    Freenet AG                                                    52,793  1,767,926       0.1%
    Fresenius Medical Care AG & Co. KGaA                          10,963  1,061,459       0.1%
    Fresenius Medical Care AG & Co. KGaA ADR                       4,254    205,808       0.0%
    Fresenius SE & Co. KGaA                                        4,529    379,151       0.0%
    Fuchs Petrolub SE                                              6,467    322,051       0.0%
#   GEA Group AG                                                  13,743    663,890       0.0%
    Gerresheimer AG                                               19,738  1,578,768       0.1%
    Gerry Weber International AG                                  20,442    254,085       0.0%
    Gesco AG                                                       5,593    199,357       0.0%
#   GFT Technologies SE                                            5,668     85,121       0.0%
    Grammer AG                                                     8,822    512,567       0.0%
    GRENKE AG                                                      4,212    412,488       0.0%
*   H&R GmbH & Co. KGaA                                            7,923    140,259       0.0%
    Hamburger Hafen und Logistik AG                               22,578    721,045       0.0%
    Hannover Rueck SE                                              4,064    511,417       0.0%
*   Hapag-Lloyd AG                                                24,258  1,066,001       0.1%
    HeidelbergCement AG                                           21,428  2,192,718       0.1%
*   Heidelberger Druckmaschinen AG                               186,098    743,966       0.0%
    Hella GmbH & Co KGaA                                          24,271  1,466,060       0.1%
    Henkel AG & Co. KGaA                                           1,781    224,625       0.0%
*   Highlight Communications AG                                    8,842     51,679       0.0%
#   Hochtief AG                                                    4,713    832,521       0.0%
*   HolidayCheck Group AG                                         22,280     73,668       0.0%
    Hornbach Baumarkt AG                                           7,020    256,329       0.0%
    Hugo Boss AG                                                  19,827  1,773,314       0.1%
    Indus Holding AG                                              11,192    784,998       0.0%
    Infineon Technologies AG                                      11,283    312,065       0.0%
    Infineon Technologies AG ADR                                  44,524  1,236,298       0.1%
    Innogy SE                                                      5,123    238,250       0.0%
    Isra Vision AG                                                 1,564    304,329       0.0%
    Jenoptik AG                                                   25,228    850,293       0.0%
#   K+S AG                                                       146,988  3,573,540       0.2%
    KION Group AG                                                 18,469  1,479,878       0.1%
    Kloeckner & Co. SE                                            76,269    899,446       0.0%
    Koenig & Bauer AG                                             10,134    789,004       0.0%
    Krones AG                                                      4,171    527,710       0.0%
    KSB AG                                                            37     20,058       0.0%
    KWS Saat SE                                                      949    399,828       0.0%
    Lanxess AG                                                    42,713  3,349,067       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
GERMANY -- (Continued)
    LEG Immobilien AG                                              8,891 $  905,677       0.1%
    Leifheit AG                                                    3,878    137,902       0.0%
    Leoni AG                                                      28,074  1,867,848       0.1%
*   Linde AG                                                       6,050  1,303,405       0.1%
#*  LPKF Laser & Electronics AG                                    8,623     88,511       0.0%
    MAN SE                                                         1,923    212,935       0.0%
#*  Manz AG                                                        2,130     95,031       0.0%
*   Medigene AG                                                    1,746     26,121       0.0%
    Merck KGaA                                                     3,932    421,876       0.0%
*   METRO AG                                                      47,113    893,087       0.0%
    MLP SE                                                        42,958    297,074       0.0%
    MTU Aero Engines AG                                           15,704  2,657,454       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                 10,204  2,290,820       0.1%
    Nemetschek SE                                                  7,104    635,177       0.0%
    Nexus AG                                                       2,861     87,092       0.0%
#*  Nordex SE                                                     20,754    215,536       0.0%
    Norma Group SE                                                17,117  1,166,587       0.1%
    OHB SE                                                         4,708    229,453       0.0%
    OSRAM Licht AG                                                27,767  2,126,143       0.1%
#   paragon AG                                                       963     83,777       0.0%
*   Patrizia Immobilien AG                                        38,442    814,293       0.0%
    Pfeiffer Vacuum Technology AG                                  4,509    723,957       0.0%
    PNE Wind AG                                                   56,123    169,016       0.0%
    Progress-Werk Oberkirch AG                                     1,001     56,541       0.0%
#   ProSiebenSat.1 Media SE                                       10,357    364,812       0.0%
    Puma SE                                                          972    439,045       0.0%
    QIAGEN NV(BYXS699)                                            26,094    885,283       0.0%
    QIAGEN NV(N72482123)                                          12,402    419,932       0.0%
#   QSC AG                                                        78,252    156,455       0.0%
    R Stahl AG                                                     1,041     38,638       0.0%
    Rational AG                                                      971    640,645       0.0%
    Rheinmetall AG                                                22,813  2,709,463       0.1%
    RHOEN-KLINIKUM AG                                             27,136    947,699       0.1%
#   RIB Software SE                                               17,203    424,368       0.0%
    RTL Group SA                                                   2,466    183,225       0.0%
*   RWE AG                                                       247,438  6,221,546       0.3%
#   S&T AG                                                        17,236    333,529       0.0%
    SAF-Holland SA                                                28,331    562,405       0.0%
    Salzgitter AG                                                 30,000  1,451,475       0.1%
    SAP SE                                                        10,370  1,184,902       0.1%
#*  Schaltbau Holding AG                                           2,774     97,027       0.0%
    Secunet Security Networks AG                                     753     73,575       0.0%
*   SGL Carbon SE                                                 16,120    254,238       0.0%
    SHW AG                                                         3,890    154,647       0.0%
    Siemens AG                                                    20,802  2,987,848       0.1%
*   Siltronic AG                                                   5,693    849,667       0.0%
    Sixt Leasing SE                                                7,375    163,001       0.0%
    Sixt SE                                                       10,681    999,742       0.1%
    SMA Solar Technology AG                                        5,887    274,013       0.0%
*   SMT Scharf AG                                                    508      7,770       0.0%
    Softing AG                                                       444      4,754       0.0%
    Software AG                                                   20,779  1,056,197       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
GERMANY -- (Continued)
    Stabilus SA                                                      2,375 $    216,895       0.0%
#   Stroeer SE & Co. KGaA                                            9,336      597,072       0.0%
    Suedzucker AG                                                   57,029    1,130,137       0.1%
*   SUESS MicroTec SE                                               17,284      332,705       0.0%
    Surteco SE                                                       8,145      244,191       0.0%
#   Symrise AG                                                       7,136      556,083       0.0%
    TAG Immobilien AG                                               36,688      632,496       0.0%
    Takkt AG                                                        19,112      397,154       0.0%
*   Talanx AG                                                       22,561      887,718       0.0%
    Technotrans AG                                                   3,069      178,181       0.0%
*   Tele Columbus AG                                                 4,660       48,600       0.0%
#   Telefonica Deutschland Holding AG                               71,904      366,772       0.0%
    ThyssenKrupp AG                                                 13,626      365,532       0.0%
    TLG Immobilien AG                                               15,653      363,084       0.0%
*   Tom Tailor Holding SE                                           28,208      290,954       0.0%
    Traffic Systems SE                                               1,564       35,543       0.0%
    Uniper SE                                                      144,960    4,073,171       0.2%
    United Internet AG                                              12,953      821,484       0.0%
    VERBIO Vereinigte BioEnergie AG                                 16,885      158,590       0.0%
    Volkswagen AG                                                    4,291      801,334       0.0%
*   Vossloh AG                                                       6,321      400,446       0.0%
#   VTG AG                                                           9,755      563,373       0.0%
    Wacker Chemie AG                                                 9,036    1,411,241       0.1%
    Wacker Neuson SE                                                23,068      751,351       0.0%
    Washtec AG                                                       5,153      456,397       0.0%
    Wirecard AG                                                      1,510      150,019       0.0%
    Wuestenrot & Wuerttembergische AG                                7,199      193,294       0.0%
    XING SE                                                            808      240,043       0.0%
    Zeal Network SE                                                  4,915      132,082       0.0%
                                                                           ------------       ---
TOTAL GERMANY                                                               166,297,465       6.6%
                                                                           ------------       ---
HONG KONG -- (2.9%)
#*  13 Holdings, Ltd. (The)                                        321,000       37,443       0.0%
    Aeon Credit Service Asia Co., Ltd.                              38,000       29,863       0.0%
    Aeon Stores Hong Kong Co., Ltd.                                 22,000       15,913       0.0%
    Agritrade Resources, Ltd.                                      655,000      169,553       0.0%
    AIA Group, Ltd.                                                325,600    2,453,552       0.1%
    Alco Holdings, Ltd.                                            240,000       56,068       0.0%
    Allied Group, Ltd.                                               6,000       36,875       0.0%
    Allied Properties HK, Ltd.                                   1,336,540      284,647       0.0%
#*  APAC Resources, Ltd.                                            87,317       12,536       0.0%
*   Applied Development Holdings, Ltd.                             555,000       38,446       0.0%
    APT Satellite Holdings, Ltd.                                   320,500      153,335       0.0%
    Asia Financial Holdings, Ltd.                                  136,000       81,126       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.                39,000       36,010       0.0%
    Asia Standard International Group, Ltd.                        426,000      114,118       0.0%
    ASM Pacific Technology, Ltd.                                    50,300      733,900       0.0%
#   Associated International Hotels, Ltd.                           10,000       32,805       0.0%
#*  Auto Italia Holdings                                           875,000       17,504       0.0%
#   Bank of East Asia, Ltd. (The)                                  108,950      478,070       0.0%
*   Beijing Gas Blue Sky Holdings, Ltd.                          1,456,000       98,941       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
HONG KONG -- (Continued)
    BeijingWest Industries International, Ltd.                      140,000 $   26,033       0.0%
    BOC Aviation, Ltd.                                               40,600    218,340       0.0%
    BOC Hong Kong Holdings, Ltd.                                    143,000    681,418       0.0%
    BOE Varitronix, Ltd.                                            231,000    169,134       0.0%
*   Bonjour Holdings, Ltd.                                          596,200     23,321       0.0%
    Bossini International Holdings, Ltd.                            724,000     43,170       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.               394,000    124,864       0.0%
*   Brightoil Petroleum Holdings, Ltd.                            1,352,000    259,953       0.0%
*   Brockman Mining, Ltd.                                           873,840     11,530       0.0%
*   Burwill Holdings, Ltd.                                        2,486,000    110,062       0.0%
    Cafe de Coral Holdings, Ltd.                                     94,000    289,240       0.0%
*   Cash Financial Services Group, Ltd.                             300,000      9,619       0.0%
#*  Cathay Pacific Airways, Ltd.                                    640,000  1,094,870       0.1%
    CCT Fortis Holdings, Ltd.                                        72,000      8,852       0.0%
    Century City International Holdings, Ltd.                     1,208,000    114,699       0.0%
    CGN Mining Co., Ltd.                                          1,035,000     75,601       0.0%
    Chen Hsong Holdings                                              48,000     14,360       0.0%
    Cheuk Nang Holdings, Ltd.                                        21,817     14,071       0.0%
    Chevalier International Holdings, Ltd.                           30,055     49,673       0.0%
*   China Best Group Holding, Ltd.                                1,760,000     25,736       0.0%
*   China Chuanglian Education Financial Group, Ltd.                660,000     12,820       0.0%
    China Display Optoelectronics Technology Holdings, Ltd.          88,000     12,876       0.0%
*   China Energy Development Holdings, Ltd.                       6,602,000     78,572       0.0%
*   China Ever Grand Financial Leasing Group Co., Ltd.              610,000      5,171       0.0%
    China Flavors & Fragrances Co., Ltd.                            188,437     50,213       0.0%
*   China Fortune Financial Group, Ltd.                           1,430,000     37,750       0.0%
*   China Healthcare Enterprise Group, Ltd.                       1,780,000     88,898       0.0%
#*  China LNG Group, Ltd.                                           696,000    116,027       0.0%
*   China Ludao Technology Co., Ltd.                                100,000     20,907       0.0%
#*  China Medical & Healthcare Group, Ltd.                          620,000     22,709       0.0%
    China Motor Bus Co., Ltd.                                         1,200     15,559       0.0%
*   China Soft Power Technology Holdings, Ltd.                    1,550,449     27,269       0.0%
*   China Solar Energy Holdings, Ltd.                                64,000        277       0.0%
*   China Star Entertainment, Ltd.                                  374,000     30,219       0.0%
*   China Strategic Holdings, Ltd.                               11,265,000    167,654       0.0%
    China Ting Group Holdings, Ltd.                                 226,000     11,743       0.0%
#   Chinese Estates Holdings, Ltd.                                   56,000     95,344       0.0%
*   Chinlink International Holdings, Ltd.                           280,800     40,008       0.0%
    Chinney Investments, Ltd.                                       112,000     54,935       0.0%
    Chong Hing Bank, Ltd.                                            55,000    112,697       0.0%
    Chow Sang Sang Holdings International, Ltd.                     217,000    473,259       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                             188,200    196,718       0.0%
    Chuang's China Investments, Ltd.                                850,000     69,770       0.0%
    Chuang's Consortium International, Ltd.                         790,925    184,732       0.0%
    CITIC Telecom International Holdings, Ltd.                    1,665,000    476,146       0.0%
    CK Hutchison Holdings, Ltd.                                     167,460  2,127,028       0.1%
    CK Infrastructure Holdings, Ltd.                                 22,000    191,556       0.0%
    CK Life Sciences Intl Holdings, Inc.                          1,358,000    104,401       0.0%
#   CMBC Capital Holdings, Ltd.                                   2,980,000    260,317       0.0%
*   CMMB Vision Holdings, Ltd.                                    1,696,000     81,589       0.0%
    CNQC International Holdings, Ltd.                               297,500    108,343       0.0%
    CNT Group, Ltd.                                                 518,000     23,900       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
HONG KONG -- (Continued)
#*  Common Splendor International Health Industry Group, Ltd.       550,000 $   50,784       0.0%
*   Continental Holdings, Ltd.                                    1,520,000     22,178       0.0%
#*  Convoy Global Holdings, Ltd.                                  5,166,000    125,254       0.0%
#   Cowell e Holdings, Inc.                                         191,000     93,947       0.0%
*   CP Lotus Corp.                                                  260,000      4,914       0.0%
*   Crocodile Garments                                              714,000     81,497       0.0%
#   Cross-Harbour Holdings, Ltd. (The)                               29,048     46,477       0.0%
    CSI Properties, Ltd.                                          5,271,515    273,909       0.0%
*   CST Group, Ltd.                                              13,168,000     82,830       0.0%
    CW Group Holdings, Ltd.                                         443,000     80,139       0.0%
    Dah Sing Banking Group, Ltd.                                    319,795    707,737       0.0%
    Dah Sing Financial Holdings, Ltd.                               135,866    913,029       0.1%
    Dickson Concepts International, Ltd.                             34,500     13,450       0.0%
    Dynamic Holdings, Ltd.                                            2,000      1,985       0.0%
    Eagle Nice International Holdings, Ltd.                         242,000    119,509       0.0%
    Emperor Capital Group, Ltd.                                   2,145,000    184,490       0.0%
    Emperor Entertainment Hotel, Ltd.                               570,000    138,100       0.0%
    Emperor International Holdings, Ltd.                          1,253,750    443,695       0.0%
    Emperor Watch & Jewellery, Ltd.                               2,400,000    120,215       0.0%
#   Enerchina Holdings, Ltd.                                      6,907,500    141,003       0.0%
*   Energy International Investments Holdings, Ltd.                 480,000     10,568       0.0%
*   ENM Holdings, Ltd.                                              812,000     50,495       0.0%
#*  Esprit Holdings, Ltd.                                         1,241,599    751,272       0.0%
*   Eternity Investment, Ltd.                                     1,730,000     50,789       0.0%
    Fairwood Holdings, Ltd.                                          24,500     97,996       0.0%
    Far East Consortium International, Ltd.                       1,136,439    620,744       0.0%
#   FIH Mobile, Ltd.                                              2,063,000    647,815       0.0%
    First Pacific Co., Ltd.                                       1,145,200    872,596       0.1%
*   First Shanghai Investments, Ltd.                                720,000     97,979       0.0%
#   Fountain SET Holdings, Ltd.                                     772,000    115,793       0.0%
*   Freeman FinTech Corp., Ltd.                                   1,220,000     71,208       0.0%
    Future Bright Holdings, Ltd.                                    348,000     32,135       0.0%
*   Future World Financial Holdings, Ltd.                            49,963      1,012       0.0%
*   G-Resources Group, Ltd.                                      19,963,800    263,595       0.0%
    Galaxy Entertainment Group, Ltd.                                138,000    941,074       0.1%
#*  GCL New Energy Holdings, Ltd.                                 5,060,000    369,908       0.0%
#   Genting Hong Kong, Ltd.                                         400,000    106,242       0.0%
    Get Nice Financial Group, Ltd.                                  296,150     85,472       0.0%
    Get Nice Holdings, Ltd.                                       4,326,000    185,952       0.0%
    Giordano International, Ltd.                                    852,000    481,691       0.0%
*   Global Brands Group Holding, Ltd.                             4,998,000    583,177       0.0%
    Glorious Sun Enterprises, Ltd.                                  447,000     51,616       0.0%
    Gold Peak Industries Holdings, Ltd.                              81,000      8,565       0.0%
    Golden Resources Development International, Ltd.                 90,000      5,713       0.0%
#*  Good Resources Holdings, Ltd.                                 2,210,000    116,194       0.0%
    Great Eagle Holdings, Ltd.                                      209,568  1,153,790       0.1%
    Guangnan Holdings, Ltd.                                         154,000     19,549       0.0%
    Guoco Group, Ltd.                                                 1,000     15,821       0.0%
#   Guotai Junan International Holdings, Ltd.                     1,201,000    383,966       0.0%
#   Haitong International Securities Group, Ltd.                    953,036    540,544       0.0%
    Hang Lung Group, Ltd.                                           304,000  1,068,157       0.1%
    Hang Lung Properties, Ltd.                                      479,000  1,099,916       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
HONG KONG -- (Continued)
    Hang Seng Bank, Ltd.                                             22,400 $  530,946       0.0%
    Hanison Construction Holdings, Ltd.                             201,459     37,469       0.0%
*   Hao Tian Development Group, Ltd.                              2,093,933     72,546       0.0%
    Harbour Centre Development, Ltd.                                 53,000    100,434       0.0%
    Henderson Land Development Co., Ltd.                            148,484    968,991       0.1%
    Henry Group Holdings, Ltd.                                      102,000     26,714       0.0%
#   HK Electric Investments & HK Electric Investments, Ltd.         119,288    109,946       0.0%
    HKBN, Ltd.                                                      297,000    301,565       0.0%
    HKR International, Ltd.                                         678,171    432,807       0.0%
    HKT Trust & HKT, Ltd.                                           346,000    422,215       0.0%
    Hon Kwok Land Investment Co., Ltd.                              110,000     72,886       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                         20,400    137,660       0.0%
#   Hong Kong Ferry Holdings Co., Ltd.                               21,000     24,160       0.0%
*   Hong Kong Television Network, Ltd.                              466,000    167,362       0.0%
    Hongkong & Shanghai Hotels, Ltd. (The)                          296,000    480,769       0.0%
    Hongkong Chinese, Ltd.                                          164,000     29,214       0.0%
    Hop Hing Group Holdings, Ltd.                                 1,832,000     54,724       0.0%
    Hopewell Holdings, Ltd.                                         359,500  1,382,729       0.1%
#*  Hsin Chong Group Holdings, Ltd.                               1,532,000     25,784       0.0%
*   Huan Yue Interactive Holdings, Ltd.                             121,000     13,190       0.0%
#*  Huarong Investment Stock Corp., Ltd.                            175,000     23,372       0.0%
    Hung Hing Printing Group, Ltd.                                  150,000     29,784       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.           944,000    338,927       0.0%
    Hysan Development Co., Ltd.                                      56,000    270,570       0.0%
*   I-CABLE Communications, Ltd.                                  1,182,997     37,056       0.0%
    IGG, Inc.                                                       172,000    230,926       0.0%
#*  Imagi International Holdings, Ltd.                              112,799     10,558       0.0%
#   IPE Group, Ltd.                                                 365,000     91,651       0.0%
#*  IRC, Ltd.                                                     1,109,066     36,299       0.0%
    IT, Ltd.                                                        298,000    154,387       0.0%
    ITC Properties Group, Ltd.                                      447,579    166,498       0.0%
    Johnson Electric Holdings, Ltd.                                 204,625    825,581       0.1%
    Kader Holdings Co., Ltd.                                        214,000     28,243       0.0%
    Karrie International Holdings, Ltd.                             118,000     17,253       0.0%
    Kerry Logistics Network, Ltd.                                   317,750    438,112       0.0%
    Kerry Properties, Ltd.                                          248,500  1,118,324       0.1%
    Kingmaker Footwear Holdings, Ltd.                               204,000     65,398       0.0%
#   Kingston Financial Group, Ltd.                                  864,000    667,102       0.0%
*   Kong Sun Holdings, Ltd.                                         275,000     13,021       0.0%
    Kowloon Development Co., Ltd.                                   339,000    386,738       0.0%
*   Kwan On Holdings, Ltd.                                          180,000     31,651       0.0%
    Kwoon Chung Bus Holdings, Ltd.                                   42,000     24,556       0.0%
    L'Occitane International SA                                     125,500    238,455       0.0%
*   L'sea Resources International Holdings, Ltd.                    710,000     11,660       0.0%
    Lai Sun Development Co., Ltd.                                   225,913    408,491       0.0%
    Lai Sun Garment International, Ltd.                              20,000     39,100       0.0%
*   Landing International Development, Ltd.                      51,510,000  1,427,416       0.1%
    Li & Fung, Ltd.                                               2,202,000  1,109,787       0.1%
    Lifestyle International Holdings, Ltd.                          251,000    344,183       0.0%
    Lippo China Resources, Ltd.                                   2,772,000     88,946       0.0%
    Lippo, Ltd.                                                       9,000      5,472       0.0%
    Liu Chong Hing Investment, Ltd.                                 192,000    329,981       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
HONG KONG -- (Continued)
    Luk Fook Holdings International, Ltd.                          211,000 $  892,570       0.1%
    Lung Kee Bermuda Holdings                                      106,000     50,553       0.0%
#*  Macau Legend Development, Ltd.                               1,755,000    281,503       0.0%
    Magnificent Hotel Investment, Ltd.                             818,000     24,671       0.0%
    Man Wah Holdings, Ltd.                                         894,400    808,045       0.1%
*   Mason Group Holdings, Ltd.                                   9,723,999    164,673       0.0%
#*  Master Glory Group, Ltd.(BYTP1T9)                            7,115,708     88,523       0.0%
*   Master Glory Group, Ltd.(BYTP1T9)                              567,744      7,059       0.0%
    Melco International Development, Ltd.                          470,000  1,288,114       0.1%
    Melco Resorts & Entertainment, Ltd. ADR                         10,831    273,808       0.0%
#   MGM China Holdings, Ltd.                                        76,400    172,351       0.0%
*   Midland Holdings, Ltd.                                         358,584     96,987       0.0%
*   Midland IC&I, Ltd.                                             179,292      9,188       0.0%
    Ming Fai International Holdings, Ltd.                          146,000     22,651       0.0%
    Miramar Hotel & Investment                                     132,000    284,993       0.0%
    Modern Dental Group, Ltd.                                       29,000      8,142       0.0%
*   Mongolian Mining Corp.                                       4,708,499    144,813       0.0%
    MTR Corp., Ltd.                                                 40,412    234,288       0.0%
    NagaCorp, Ltd.                                               1,288,000  1,040,621       0.1%
*   National United Resources Holdings, Ltd.                       350,000      1,193       0.0%
*   Neo-Neon Holdings, Ltd.                                        205,000     22,354       0.0%
*   New Sports Group, Ltd.                                       9,110,000     50,247       0.0%
*   New Times Energy Corp., Ltd.                                 1,192,000     41,243       0.0%
    New World Development Co., Ltd.                              1,305,418  1,946,273       0.1%
*   Newocean Energy Holdings, Ltd.                                 834,000    212,843       0.0%
*   Next Digital, Ltd.                                             436,000     26,840       0.0%
*   Nine Express, Ltd.                                           1,062,000     38,143       0.0%
#   NWS Holdings, Ltd.                                             442,830    896,285       0.1%
*   O Luxe Holdings, Ltd.                                          395,700     89,322       0.0%
    OP Financial Investments, Ltd.                                 172,000     50,041       0.0%
    Orange Sky Golden Harvest Entertainment Holdings, Ltd.         945,000     64,231       0.0%
    Orient Overseas International, Ltd.                            195,500  1,882,802       0.1%
    Oriental Watch Holdings                                        198,000     42,607       0.0%
*   Pacific Andes International Holdings, Ltd.                   1,218,336      4,279       0.0%
*   Pacific Basin Shipping, Ltd.                                 2,987,000    682,078       0.0%
*   Pacific Plywood Holdings, Ltd.                                 280,000     16,883       0.0%
    Pacific Textiles Holdings, Ltd.                                182,000    191,548       0.0%
    Paliburg Holdings, Ltd.                                        246,000    106,315       0.0%
    Papeles y Cartones de Europa SA                                 27,730    288,092       0.0%
#*  Paradise Entertainment, Ltd.                                   340,000     36,608       0.0%
    PCCW, Ltd.                                                   1,069,013    589,415       0.0%
*   Pearl Oriental Oil, Ltd.                                       933,800     31,738       0.0%
    Perfect Shape Beauty Technology, Ltd.                           56,000      7,430       0.0%
    Pico Far East Holdings, Ltd.                                   430,000    181,935       0.0%
    Playmates Holdings, Ltd.                                       960,000    127,996       0.0%
    Playmates Toys, Ltd.                                           600,000     94,642       0.0%
    Polytec Asset Holdings, Ltd.                                   930,000     78,678       0.0%
    Prada SpA                                                       26,200     90,365       0.0%
*   PT International Development Co., Ltd.                         578,000     39,251       0.0%
    Public Financial Holdings, Ltd.                                164,000     74,034       0.0%
    PuraPharm Corp., Ltd.                                           70,000     30,528       0.0%
*   PYI Corp., Ltd.                                              2,456,000     54,529       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
HONG KONG -- (Continued)
    Regal Hotels International Holdings, Ltd.                      296,000 $  210,283       0.0%
*   Regent Pacific Group, Ltd.                                     940,000     47,625       0.0%
#   Regina Miracle International Holdings, Ltd.                    155,000    148,839       0.0%
#*  Rentian Technology Holdings, Ltd.                            1,390,000     66,825       0.0%
*   Rich Goldman Holdings, Ltd.                                     90,500      4,299       0.0%
#   SA SA International Holdings, Ltd.                             425,857    154,540       0.0%
    Safety Godown Co., Ltd.                                         28,000     66,774       0.0%
    Samsonite International SA                                     175,800    735,097       0.0%
    SAS Dragon Holdings, Ltd.                                      294,000     96,147       0.0%
#   SEA Holdings, Ltd.                                             166,968    173,771       0.0%
    Shangri-La Asia, Ltd.                                          555,666  1,106,356       0.1%
#   Shenwan Hongyuan HK, Ltd.                                      212,500     77,169       0.0%
*   Shougang Concord Grand Group, Ltd.                             253,000      7,913       0.0%
    Shun Ho Property Investments, Ltd.                              13,497      5,050       0.0%
    Shun Tak Holdings, Ltd.                                      1,321,249    569,484       0.0%
*   Silver base Group Holdings, Ltd.                               723,000     76,002       0.0%
#*  Sincere Watch Hong Kong, Ltd.                                4,770,000     99,690       0.0%
    Singamas Container Holdings, Ltd.                            1,134,000    235,597       0.0%
#   Sino Land Co., Ltd.                                            516,752    890,643       0.1%
    SITC International Holdings Co., Ltd.                          574,000    553,660       0.0%
    Sitoy Group Holdings, Ltd.                                     239,000     55,163       0.0%
    SJM Holdings, Ltd.                                             696,000    598,351       0.0%
#   Sky Light Holdings, Ltd.                                       139,000     33,869       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                     270,166    336,374       0.0%
*   SOCAM Development, Ltd.                                        297,768     70,302       0.0%
*   Solartech International Holdings, Ltd.                       1,760,000    164,618       0.0%
*   Solomon Systech International, Ltd.                            568,000     28,732       0.0%
    Soundwill Holdings, Ltd.                                        69,000    149,334       0.0%
*   South China Financial Holdings, Ltd.                         9,000,000     56,574       0.0%
*   South China Holdings Co., Ltd.                               1,200,000     43,854       0.0%
    Stella International Holdings, Ltd.                            354,000    576,715       0.0%
*   Stelux Holdings International, Ltd.                            162,800     12,739       0.0%
    Strong Petrochemical Holdings, Ltd.                            264,000     53,599       0.0%
*   Success Universe Group, Ltd.                                   300,000      8,346       0.0%
#*  Summit Ascent Holdings, Ltd.                                   378,000     51,861       0.0%
    Sun Hung Kai & Co., Ltd.                                       569,341    364,966       0.0%
    Sun Hung Kai Properties, Ltd.                                   95,282  1,558,756       0.1%
*   Suncorp Technologies, Ltd.                                   2,920,000     15,017       0.0%
    Swire Pacific, Ltd. Class A                                     99,000    978,325       0.1%
    Swire Pacific, Ltd. Class B                                    132,500    229,034       0.0%
    TAI Cheung Holdings, Ltd.                                      191,000    220,474       0.0%
#   Tai United Holdings, Ltd.                                      240,000     40,006       0.0%
*   Talent Property Group, Ltd.                                  2,925,000     36,018       0.0%
    Tao Heung Holdings, Ltd.                                       324,000     59,822       0.0%
    Techtronic Industries Co., Ltd.                                218,000  1,279,707       0.1%
    Television Broadcasts, Ltd.                                    167,000    631,578       0.0%
    Texwinca Holdings, Ltd.                                        664,000    400,954       0.0%
*   Tom Group, Ltd.                                                130,000     32,845       0.0%
#   Town Health International Medical Group, Ltd.                1,292,000    124,137       0.0%
    Tradelink Electronic Commerce, Ltd.                            118,000     20,867       0.0%
    Transport International Holdings, Ltd.                         170,627    544,745       0.0%
*   Trinity, Ltd.                                                  840,000     70,098       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
HONG KONG -- (Continued)
*   TSC Group Holdings, Ltd.                                       350,000 $    35,498       0.0%
    Tsui Wah Holdings, Ltd.                                        100,000      15,136       0.0%
#*  United Laboratories International Holdings, Ltd. (The)         573,000     498,866       0.0%
*   Universe International Financial Holdings, Ltd.                410,000      42,059       0.0%
*   Up Energy Development Group, Ltd.                              590,000       1,830       0.0%
*   Value Convergence Holdings, Ltd.                               384,000      70,953       0.0%
    Value Partners Group, Ltd.                                      18,000      17,858       0.0%
    Vantage International Holdings, Ltd.                           314,000      41,043       0.0%
    Vedan International Holdings, Ltd.                             420,000      41,996       0.0%
*   Victory City International Holdings, Ltd.                    2,755,740      71,722       0.0%
    Vitasoy International Holdings, Ltd.                           326,000     753,788       0.0%
*   VS International Group, Ltd.                                   470,000      22,328       0.0%
    VSTECS Holdings, Ltd.                                          553,200     256,642       0.0%
    VTech Holdings, Ltd.                                            41,200     585,727       0.0%
    Wai Kee Holdings, Ltd.                                          46,000      21,467       0.0%
    Wang On Group, Ltd.                                          8,600,000     110,290       0.0%
    Water Oasis Group, Ltd.                                         98,000      12,937       0.0%
    WH Group, Ltd.                                                 763,500     773,716       0.1%
    Wharf Holdings, Ltd. (The)                                     123,000   1,120,302       0.1%
    Wheelock & Co., Ltd.                                           186,000   1,295,758       0.1%
    Win Hanverky Holdings, Ltd.                                    436,000      57,041       0.0%
*   Winfull Group Holdings, Ltd.                                   896,000      20,777       0.0%
    Wing On Co. International, Ltd.                                 30,000     106,198       0.0%
    Wing Tai Properties, Ltd.                                      138,000      95,595       0.0%
    Wonderful Sky Financial Group Holdings, Ltd.                   218,000      53,396       0.0%
    Wynn Macau, Ltd.                                                85,200     218,735       0.0%
    Xinyi Glass Holdings, Ltd.                                     986,000     955,456       0.1%
#*  Yat Sing Holdings, Ltd.                                        125,000      39,485       0.0%
#   Yeebo International Holdings, Ltd.                             138,000      73,587       0.0%
    YGM Trading, Ltd.                                                8,000       8,000       0.0%
*   YT Realty Group, Ltd.                                           26,000       8,073       0.0%
*   Yuan Heng Gas Holdings, Ltd.                                   392,000      36,198       0.0%
    Yue Yuen Industrial Holdings, Ltd.                             181,000     693,320       0.0%
    Yugang International, Ltd.                                   4,976,000     128,828       0.0%
*   ZH International Holdings, Ltd.                                800,000      38,908       0.0%
                                                                           -----------       ---
TOTAL HONG KONG                                                             78,974,131       3.1%
                                                                           -----------       ---
IRELAND -- (0.5%)
*   Bank of Ireland Group P.L.C.                                   266,746   2,090,008       0.1%
    C&C Group P.L.C.                                               200,293     685,673       0.0%
    CRH P.L.C.                                                       4,854     182,665       0.0%
    CRH P.L.C. Sponsored ADR                                        68,904   2,585,278       0.1%
*   FBD Holdings P.L.C.                                              8,425      87,928       0.0%
    Glanbia P.L.C.                                                  36,346     702,995       0.0%
    IFG Group P.L.C.                                                20,762      44,256       0.0%
*   Independent News & Media P.L.C.                                208,581      26,531       0.0%
    Irish Continental Group P.L.C.                                  51,155     340,751       0.0%
*   Kenmare Resources P.L.C.                                           356       1,349       0.0%
    Kerry Group P.L.C. Class A                                       8,057     811,374       0.0%
    Kingspan Group P.L.C.                                           40,662   1,699,843       0.1%
    Paddy Power Betfair P.L.C.(BWT6H89)                             19,847   2,032,483       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
IRELAND -- (Continued)
    Paddy Power Betfair P.L.C.(BWXC0Z1)                            8,908 $   911,683       0.0%
    Smurfit Kappa Group P.L.C.                                    40,275   1,201,446       0.1%
                                                                         -----------       ---
TOTAL IRELAND                                                             13,404,263       0.5%
                                                                         -----------       ---
ISRAEL -- (0.8%)
*   ADO Group, Ltd.                                                2,618      53,063       0.0%
*   Africa Israel Properties, Ltd.                                 1,260      29,856       0.0%
*   Airport City, Ltd.                                            13,185     168,657       0.0%
    Albaad Massuot Yitzhak, Ltd.                                     841      12,412       0.0%
#*  Allot Communications, Ltd.                                    16,771      91,185       0.0%
    Alony Hetz Properties & Investments, Ltd.                      3,047      31,513       0.0%
    Alrov Properties and Lodgings, Ltd.                            3,637     116,478       0.0%
    Amot Investments, Ltd.                                        21,324     125,853       0.0%
    Ashtrom Properties, Ltd.                                      15,332      79,052       0.0%
*   AudioCodes, Ltd.                                               4,091      28,208       0.0%
    Avgol Industries 1953, Ltd.                                   26,511      34,265       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.        64,324      74,915       0.0%
    Azrieli Group, Ltd.                                            3,281     185,361       0.0%
    Bank Hapoalim BM                                             280,102   1,983,181       0.1%
    Bank Leumi Le-Israel BM                                      496,069   2,742,148       0.1%
    Bayside Land Corp.                                               192      89,531       0.0%
    Bezeq The Israeli Telecommunication Corp., Ltd.              127,225     190,086       0.0%
    Big Shopping Centers, Ltd.                                       959      70,123       0.0%
    Blue Square Real Estate, Ltd.                                  1,417      58,391       0.0%
*   Brack Capital Properties NV                                      126      13,757       0.0%
*   Camtek, Ltd.                                                   5,751      33,000       0.0%
    Carasso Motors, Ltd.                                           4,363      35,847       0.0%
*   Cellcom Israel, Ltd.(M2196U109)                               11,781     113,569       0.0%
#*  Cellcom Israel, Ltd.(B23WQK8)                                 10,729     103,891       0.0%
*   Ceragon Networks, Ltd.                                        21,364      44,659       0.0%
*   Clal Biotechnology Industries, Ltd.                           22,507      20,822       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                     18,250     350,124       0.0%
*   Compugen, Ltd.                                                 6,312      19,283       0.0%
#   Delek Automotive Systems, Ltd.                                12,989      97,598       0.0%
    Delek Group, Ltd.                                                546      89,598       0.0%
    Delta-Galil Industries, Ltd.                                   6,683     218,575       0.0%
#   Direct Insurance Financial Investments, Ltd.                  11,694     130,759       0.0%
    El Al Israel Airlines                                        236,525     129,347       0.0%
    Elbit Systems, Ltd.(M3760D101)                                 1,367     203,163       0.0%
    Elbit Systems, Ltd.(6308913)                                   2,463     365,545       0.0%
#   Electra Consumer Products 1970, Ltd.                           3,901      77,850       0.0%
    Electra, Ltd.                                                  1,243     282,977       0.0%
    Elron Electronic Industries, Ltd.                              7,966      38,633       0.0%
    Energix-Renewable Energies, Ltd.                              57,548      53,370       0.0%
*   Evogene, Ltd.                                                  9,552      40,404       0.0%
    First International Bank Of Israel, Ltd.                      27,055     513,640       0.1%
    FMS Enterprises Migun, Ltd.                                    1,604      62,887       0.0%
    Formula Systems 1985, Ltd.                                     7,015     289,615       0.0%
    Fox Wizel, Ltd.                                                3,538      73,386       0.0%
    Frutarom Industries, Ltd.                                      8,615     709,474       0.1%
*   Gilat Satellite Networks, Ltd.                                16,184     115,437       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ISRAEL -- (Continued)
*   Hadera Paper, Ltd.                                             1,646 $  112,860       0.0%
    Hamlet Israel-Canada, Ltd.                                     2,215     41,923       0.0%
    Harel Insurance Investments & Financial Services, Ltd.        85,948    587,547       0.1%
    Hilan, Ltd.                                                    3,064     60,377       0.0%
    IDI Insurance Co., Ltd.                                        1,303     87,258       0.0%
*   Industrial Buildings Corp., Ltd.                               6,741      9,905       0.0%
    Inrom Construction Industries, Ltd.                            8,586     38,336       0.0%
    Israel Chemicals, Ltd.                                        70,349    293,364       0.0%
*   Israel Discount Bank, Ltd. Class A                           401,234  1,065,833       0.1%
    Israel Land Development Co., Ltd. (The)                        1,173     11,708       0.0%
    Isras Investment Co., Ltd.                                       117     13,790       0.0%
*   Issta Lines, Ltd.                                                665     13,777       0.0%
*   Jerusalem Oil Exploration                                      6,588    352,582       0.0%
*   Kamada, Ltd.                                                  12,812     63,799       0.0%
*   Kenon Holdings, Ltd.                                           8,647    148,649       0.0%
    Kerur Holdings, Ltd.                                           2,045     62,341       0.0%
    Magic Software Enterprises, Ltd.                                 765      6,521       0.0%
    Malam - Team, Ltd.                                               210     21,413       0.0%
#   Matrix IT, Ltd.                                               39,848    437,902       0.0%
    Maytronics, Ltd.                                              13,486     61,751       0.0%
*   Mazor Robotics, Ltd.                                           7,056    226,916       0.0%
    Mega Or Holdings, Ltd.                                         1,140     13,672       0.0%
    Meitav Dash Investments, Ltd.                                 17,994     69,959       0.0%
    Melisron, Ltd.                                                 3,433    179,616       0.0%
    Menora Mivtachim Holdings, Ltd.                               19,369    239,470       0.0%
    Migdal Insurance & Financial Holding, Ltd.                   317,779    369,479       0.0%
    Mivtach Shamir Holdings, Ltd.                                  3,588     75,746       0.0%
    Mizrahi Tefahot Bank, Ltd.                                    50,896    918,843       0.1%
    Naphtha Israel Petroleum Corp., Ltd.                          17,995    103,853       0.0%
    Neto ME Holdings, Ltd.                                           635     63,447       0.0%
#   Nice, Ltd. Sponsored ADR                                       3,145    262,010       0.0%
*   Nova Measuring Instruments, Ltd.                              10,812    329,832       0.0%
    Oil Refineries, Ltd.                                         925,799    476,266       0.0%
*   Partner Communications Co., Ltd.                              31,937    170,255       0.0%
*   Partner Communications Co., Ltd. ADR                          10,082     52,023       0.0%
    Paz Oil Co., Ltd.                                              3,259    532,198       0.1%
*   Phoenix Holdings, Ltd. (The)                                  58,337    288,681       0.0%
    Plasson Industries, Ltd.                                       1,206     57,185       0.0%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.           2,501    122,440       0.0%
    Scope Metals Group, Ltd.                                       2,820     78,985       0.0%
    Shapir Engineering and Industry, Ltd.                         17,780     62,357       0.0%
    Shikun & Binui, Ltd.                                         169,004    398,660       0.0%
    Shufersal, Ltd.                                               58,568    372,204       0.0%
    Strauss Group, Ltd.                                            6,285    128,049       0.0%
    Summit Real Estate Holdings, Ltd.                             11,590     88,529       0.0%
    Tadiran Holdings, Ltd.                                           907     24,903       0.0%
    Teva Pharmaceutical Industries, Ltd.                             395      5,447       0.0%
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR            23,243    320,753       0.0%
*   Tower Semiconductor, Ltd.(M87915274)                           5,885    194,558       0.0%
*   Tower Semiconductor, Ltd.(6320605)                             6,141    203,404       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
ISRAEL -- (Continued)
#*  Union Bank of Israel                                            14,302 $    72,615       0.0%
                                                                           -----------       ---
TOTAL ISRAEL                                                                20,385,479       0.8%
                                                                           -----------       ---
ITALY -- (3.2%)
    A2A SpA                                                        372,305     639,367       0.0%
    ACEA SpA                                                        16,036     261,062       0.0%
*   Aeffe SpA                                                        6,810      19,556       0.0%
    Amplifon SpA                                                    36,372     552,502       0.0%
    Anima Holding SpA                                               98,126     746,118       0.0%
*   Ansaldo STS SpA                                                 28,735     396,560       0.0%
*   Arnoldo Mondadori Editore SpA                                   64,951     168,158       0.0%
    Ascopiave SpA                                                   36,241     152,278       0.0%
    Assicurazioni Generali SpA                                     303,243   5,518,948       0.2%
#   Astaldi SpA                                                     38,221     264,639       0.0%
    Atlantia SpA                                                    19,780     644,843       0.0%
    Autogrill SpA                                                   51,004     667,014       0.0%
    Azimut Holding SpA                                              31,090     613,698       0.0%
#*  Banca Carige SpA                                               411,459     100,193       0.0%
    Banca Generali SpA                                              20,370     670,194       0.0%
    Banca IFIS SpA                                                  11,339     617,783       0.0%
    Banca Mediolanum SpA                                            58,302     496,760       0.0%
*   Banca Monte dei Paschi di Siena SpA                              3,155      17,349       0.0%
    Banca Popolare di Sondrio SCPA                                 297,875   1,178,343       0.1%
#   Banca Profilo SpA                                              193,938      56,634       0.0%
    Banca Sistema SpA                                                4,865      13,694       0.0%
*   Banco BPM SpA                                                1,218,177   4,241,551       0.2%
    Banco di Desio e della Brianza SpA                              19,322      55,097       0.0%
#   BasicNet SpA                                                    13,861      56,878       0.0%
#   BE                                                              54,666      57,294       0.0%
    Biesse SpA                                                       5,834     259,903       0.0%
#   BPER Banca                                                     390,132   1,899,076       0.1%
    Brembo SpA                                                      56,045     925,184       0.1%
    Brunello Cucinelli SpA                                           4,517     151,601       0.0%
    Buzzi Unicem SpA                                                35,964   1,001,230       0.1%
#   Cairo Communication SpA                                         16,940      85,811       0.0%
    Cementir Holding SpA                                            38,268     324,745       0.0%
    Cerved Information Solutions SpA                                62,598     805,058       0.1%
    CIR-Compagnie Industriali Riunite SpA                          273,909     411,719       0.0%
    CNH Industrial NV                                               37,663     480,529       0.0%
    Credito Emiliano SpA                                            75,166     658,576       0.0%
#*  Credito Valtellinese SpA                                        73,743     261,136       0.0%
#*  d'Amico International Shipping SA                              121,883      37,064       0.0%
    Danieli & C Officine Meccaniche SpA                             10,128     242,460       0.0%
    Datalogic SpA                                                    8,090     321,006       0.0%
#   Davide Campari-Milano SpA                                      130,896   1,048,052       0.1%
    De' Longhi SpA                                                  19,074     625,175       0.0%
    DeA Capital SpA                                                 73,160     112,936       0.0%
    DiaSorin SpA                                                     7,370     670,413       0.0%
    Ei Towers SpA                                                    7,687     449,366       0.0%
    El.En. SpA                                                       1,628      46,077       0.0%
    Emak SpA                                                        17,586      37,945       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ITALY -- (Continued)
    Enel SpA                                                     161,430 $1,001,134       0.1%
    Eni SpA                                                      211,731  3,461,381       0.2%
#   Eni SpA Sponsored ADR                                          7,138    233,056       0.0%
    ERG SpA                                                       40,001    668,192       0.0%
    Esprinet SpA                                                  15,324     73,451       0.0%
#*  Eurotech SpA                                                  15,195     24,013       0.0%
*   Exprivia SpA                                                  15,355     30,710       0.0%
    Falck Renewables SpA                                         156,379    272,223       0.0%
    Ferrari NV                                                     8,873  1,062,470       0.1%
    Fiat Chrysler Automobiles NV                                 452,754  7,828,694       0.3%
*   Fincantieri SpA                                              347,770    432,191       0.0%
    FinecoBank Banca Fineco SpA                                   37,567    351,364       0.0%
    FNM SpA                                                      128,567    102,298       0.0%
*   GEDI Gruppo Editoriale SpA                                   147,986    131,647       0.0%
#   Geox SpA                                                      28,531    124,571       0.0%
    Gruppo MutuiOnline SpA                                         5,206     80,044       0.0%
    Hera SpA                                                     154,976    498,569       0.0%
*   IMMSI SpA                                                    199,356    148,451       0.0%
    Industria Macchine Automatiche SpA                             6,520    584,665       0.0%
    Infrastrutture Wireless Italiane SpA                          29,015    198,301       0.0%
*   Intek Group SpA                                              193,348     67,560       0.0%
    Interpump Group SpA                                           25,461    856,989       0.1%
    Intesa Sanpaolo SpA                                          621,281  2,088,686       0.1%
    Iren SpA                                                     160,842    442,557       0.0%
    Italgas SpA                                                   42,900    250,630       0.0%
    Italmobiliare SpA                                              5,070    136,435       0.0%
#*  Juventus Football Club SpA                                   222,962    193,997       0.0%
    La Doria SpA                                                   5,392    102,167       0.0%
    Leonardo SpA                                                  64,144  1,107,254       0.1%
    Luxottica Group SpA                                            2,713    155,543       0.0%
#   Maire Tecnimont SpA                                           50,031    280,532       0.0%
    MARR SpA                                                      14,639    373,837       0.0%
    Massimo Zanetti Beverage Group SpA                             4,477     43,314       0.0%
#*  Mediaset SpA                                                 190,272    698,635       0.0%
    Mediobanca SpA                                               252,551  2,766,529       0.1%
    Moncler SpA                                                   17,111    485,757       0.0%
    OVS SpA                                                       17,997    134,579       0.0%
    Parmalat SpA                                                  79,702    301,731       0.0%
    Piaggio & C SpA                                              108,372    354,462       0.0%
#   Poste Italiane SpA                                            31,939    233,359       0.0%
#*  Prelios SpA                                                   12,061      1,642       0.0%
    Prima Industrie SpA                                            2,010     98,675       0.0%
    Prysmian SpA                                                  55,310  1,903,185       0.1%
    RAI Way SpA                                                    2,039     12,363       0.0%
    Recordati SpA                                                 28,280  1,314,249       0.1%
    Reno de Medici SpA                                           107,923     75,210       0.0%
    Reply SpA                                                      5,948    316,115       0.0%
#*  Retelit SpA                                                   66,357    111,553       0.0%
    Sabaf SpA                                                      1,518     37,035       0.0%
    SAES Getters SpA                                               3,181     97,551       0.0%
#*  Safilo Group SpA                                              26,513    167,459       0.0%
#*  Saipem SpA                                                   457,998  1,925,224       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
ITALY -- (Continued)
    Salini Impregilo SpA                                           116,194 $   490,982       0.0%
#   Salvatore Ferragamo SpA                                         18,735     491,685       0.0%
    Saras SpA                                                      305,509     815,264       0.1%
    Servizi Italia SpA                                               9,572      64,327       0.0%
    Sesa SpA                                                         2,814      89,140       0.0%
#*  Snaitech SpA                                                    44,579      79,781       0.0%
    Societa Cattolica di Assicurazioni SC                          107,349   1,163,282       0.1%
    Societa Iniziative Autostradali e Servizi SpA                   22,976     391,643       0.0%
*   Sogefi SpA                                                      22,695     111,049       0.0%
    SOL SpA                                                         10,697     128,897       0.0%
    Tamburi Investment Partners SpA                                 19,827     140,566       0.0%
*   Telecom Italia SpA                                           3,067,642   2,654,371       0.1%
*   Telecom Italia SpA Sponsored ADR                                32,914     283,390       0.0%
    Tenaris SA                                                      25,512     348,273       0.0%
    Terna Rete Elettrica Nazionale SpA                             110,241     664,970       0.0%
#*  Tiscali SpA                                                    665,564      30,477       0.0%
#   Tod's SpA                                                        4,012     266,763       0.0%
#*  Trevi Finanziaria Industriale SpA                               75,599      49,893       0.0%
    TXT e-solutions SpA                                              1,190      15,971       0.0%
*   UniCredit SpA                                                  235,562   4,501,733       0.2%
    Unione di Banche Italiane SpA                                  830,385   3,897,355       0.2%
    Unipol Gruppo SpA                                              319,965   1,442,921       0.1%
    UnipolSai Assicurazioni SpA                                    846,418   1,925,976       0.1%
    Vittoria Assicurazioni SpA                                      16,966     237,351       0.0%
#*  Yoox Net-A-Porter Group SpA                                     15,546     580,700       0.0%
    Zignago Vetro SpA                                                6,560      61,340       0.0%
                                                                           -----------       ---
TOTAL ITALY                                                                 84,431,914       3.3%
                                                                           -----------       ---
JAPAN -- (23.8%)
    NJS Co., Ltd.                                                    3,400      43,136       0.0%
    77 Bank, Ltd. (The)                                             52,200   1,326,619       0.1%
    A&D Co., Ltd.                                                   15,900      75,341       0.0%
    ABC-Mart, Inc.                                                   1,100      55,487       0.0%
#*  Access Co., Ltd.                                                12,600     108,703       0.0%
#   Accretive Co., Ltd.                                             13,100      48,790       0.0%
    Achilles Corp.                                                  12,600     254,207       0.0%
#*  Acom Co., Ltd.                                                  13,200      54,876       0.0%
#   AD Works Co., Ltd.                                             140,000      48,179       0.0%
    Adastria Co., Ltd.                                              12,760     278,122       0.0%
    ADEKA Corp.                                                     64,300   1,110,641       0.1%
#   Adtec Plasma Technology Co., Ltd.                                3,500      53,775       0.0%
    Advan Co., Ltd.                                                  8,400      79,819       0.0%
#   Advanex, Inc.                                                    1,400      39,732       0.0%
#   Advantest Corp.                                                 13,300     303,813       0.0%
    Aeon Co., Ltd.                                                 193,419   2,991,697       0.1%
    Aeon Delight Co., Ltd.                                           5,100     190,903       0.0%
    Aeon Fantasy Co., Ltd.                                           5,800     227,746       0.0%
#   AEON Financial Service Co., Ltd.                                17,700     380,133       0.0%
    Aeon Hokkaido Corp.                                             14,000      80,492       0.0%
    Aeon Mall Co., Ltd.                                              6,600     118,020       0.0%
*   AGORA Hospitality Group Co., Ltd.                               34,000      10,794       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
#   Agro-Kanesho Co., Ltd.                                        5,600 $  111,664       0.0%
    Ahresty Corp.                                                15,300    125,006       0.0%
    Ai Holdings Corp.                                             9,600    235,696       0.0%
    Aica Kogyo Co., Ltd.                                         11,600    405,715       0.0%
    Aichi Bank, Ltd. (The)                                        5,400    332,726       0.0%
    Aichi Corp.                                                  21,000    155,470       0.0%
    Aichi Steel Corp.                                             8,100    328,453       0.0%
    Aichi Tokei Denki Co., Ltd.                                   1,700     61,062       0.0%
    Aida Engineering, Ltd.                                       41,400    482,764       0.0%
    Ain Holdings, Inc.                                            6,800    465,218       0.0%
    Aiphone Co., Ltd.                                             7,500    125,134       0.0%
    Air Water, Inc.                                              28,800    552,716       0.0%
    Airport Facilities Co., Ltd.                                 14,900     82,460       0.0%
    Aisan Industry Co., Ltd.                                     31,600    361,856       0.0%
    Aisin Seiki Co., Ltd.                                        27,506  1,424,878       0.1%
    AIT Corp.                                                     2,600     30,331       0.0%
    Aizawa Securities Co., Ltd.                                  20,000    143,781       0.0%
    Ajinomoto Co., Inc.                                           4,900     98,571       0.0%
    Ajis Co., Ltd.                                                2,000     42,984       0.0%
    Akatsuki Corp.                                                3,000     12,086       0.0%
#*  Akebono Brake Industry Co., Ltd.                             53,200    181,553       0.0%
    Akita Bank, Ltd. (The)                                       10,300    329,612       0.0%
#   Albis Co., Ltd.                                               2,800    104,584       0.0%
#   Alconix Corp.                                                16,000    280,877       0.0%
    Alfresa Holdings Corp.                                       10,600    202,535       0.0%
    Alinco, Inc.                                                  9,400    104,007       0.0%
    Alpen Co., Ltd.                                              12,300    244,649       0.0%
    Alpha Corp.                                                   5,800    117,661       0.0%
    Alpha Systems, Inc.                                           3,260     71,616       0.0%
    Alpine Electronics, Inc.                                     33,600    745,523       0.1%
#   Alps Electric Co., Ltd.                                      39,200  1,199,678       0.1%
    Alps Logistics Co., Ltd.                                      7,600     56,240       0.0%
    Altech Corp.                                                  1,500     52,026       0.0%
    Amada Holdings Co., Ltd.                                     31,600    392,662       0.0%
    Amano Corp.                                                  25,900    637,308       0.0%
    Amiyaki Tei Co., Ltd.                                         2,800    131,155       0.0%
    Amuse, Inc.                                                   7,300    191,566       0.0%
    Anest Iwata Corp.                                            16,100    163,352       0.0%
#   Anicom Holdings, Inc.                                         3,600     92,972       0.0%
    Anritsu Corp.                                                53,400    502,819       0.0%
    AOI Electronic Co., Ltd.                                      3,300    154,580       0.0%
    AOI TYO Holdings, Inc.                                       11,088    118,361       0.0%
    AOKI Holdings, Inc.                                          31,978    446,066       0.0%
    Aomori Bank, Ltd. (The)                                      13,000    419,182       0.0%
    Aoyama Trading Co., Ltd.                                     35,300  1,308,040       0.1%
#   Aoyama Zaisan Networks Co., Ltd.                              5,900     69,365       0.0%
    Aozora Bank, Ltd.                                            12,800    501,015       0.0%
#   Apamanshop Holdings Co., Ltd.                                 5,900     45,909       0.0%
    Arakawa Chemical Industries, Ltd.                            10,800    261,771       0.0%
    Arata Corp.                                                   4,700    199,717       0.0%
    Araya Industrial Co., Ltd.                                    2,500     49,985       0.0%
    Arcland Sakamoto Co., Ltd.                                   22,400    366,122       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Arcland Service Holdings Co., Ltd.                             2,000 $   44,118       0.0%
    Arcs Co., Ltd.                                                16,289    364,436       0.0%
#   Ardepro Co., Ltd.                                             29,900     27,246       0.0%
    Argo Graphics, Inc.                                            4,700    153,552       0.0%
    Ariake Japan Co., Ltd.                                         3,200    244,592       0.0%
    Arisawa Manufacturing Co., Ltd.                               27,000    245,483       0.0%
#*  Arrk Corp.                                                    16,100     16,764       0.0%
    Artnature, Inc.                                               16,800    110,370       0.0%
    As One Corp.                                                   3,100    170,431       0.0%
    Asahi Broadcasting Corp.                                       6,200     50,729       0.0%
    Asahi Co., Ltd.                                                9,400    114,267       0.0%
    Asahi Diamond Industrial Co., Ltd.                            37,500    363,800       0.0%
    Asahi Glass Co., Ltd.                                         56,000  2,194,650       0.1%
    Asahi Group Holdings, Ltd.                                     7,500    342,438       0.0%
    Asahi Holdings, Inc.                                          17,900    388,545       0.0%
    Asahi Intecc Co., Ltd.                                        10,000    576,963       0.0%
    Asahi Kasei Corp.                                            241,000  2,918,443       0.1%
    Asahi Kogyosha Co., Ltd.                                       3,300    105,193       0.0%
    Asahi Yukizai Corp.                                            9,800    128,719       0.0%
    Asante, Inc.                                                   1,600     29,639       0.0%
    Asanuma Corp.                                                 53,000    196,695       0.0%
    Asatsu-DK, Inc.                                               17,400    576,716       0.0%
#   Ashimori Industry Co., Ltd.                                    4,300    119,047       0.0%
    Asia Pile Holdings Corp.                                      16,600     93,954       0.0%
    Asics Corp.                                                   21,700    331,736       0.0%
    ASKA Pharmaceutical Co., Ltd.                                 12,800    243,107       0.0%
#   ASKUL Corp.                                                    5,200    139,986       0.0%
    Astellas Pharma, Inc.                                         16,800    223,589       0.0%
    Asti Corp.                                                     1,800     72,029       0.0%
    Asunaro Aoki Construction Co., Ltd.                           11,400    103,303       0.0%
    Ateam, Inc.                                                    2,600     68,821       0.0%
#   Atom Corp.                                                    19,000    138,689       0.0%
    Atsugi Co., Ltd.                                              11,200    127,493       0.0%
    Autobacs Seven Co., Ltd.                                      31,000    532,890       0.0%
    Avex Group Holdings, Inc.                                     23,100    319,320       0.0%
    Awa Bank, Ltd. (The)                                         130,000    881,868       0.1%
    Axell Corp.                                                    4,700     32,922       0.0%
    Axial Retailing, Inc.                                          6,100    249,508       0.0%
    Azbil Corp.                                                   15,100    659,368       0.0%
    Bandai Namco Holdings, Inc.                                   16,200    555,142       0.0%
    Bando Chemical Industries, Ltd.                               25,500    281,333       0.0%
    Bank of Iwate, Ltd. (The)                                     11,400    469,556       0.0%
    Bank of Kochi, Ltd. (The)                                      4,500     52,435       0.0%
    Bank of Kyoto, Ltd. (The)                                     18,400    966,315       0.1%
#   Bank of Nagoya, Ltd. (The)                                    11,000    439,503       0.0%
    Bank of Okinawa, Ltd. (The)                                   15,800    644,566       0.0%
    Bank of Saga, Ltd. (The)                                      11,100    277,342       0.0%
    Bank of the Ryukyus, Ltd.                                     20,100    306,436       0.0%
    Belc Co., Ltd.                                                 5,400    301,315       0.0%
    Bell System24 Holdings, Inc.                                   4,100     44,868       0.0%
    Belluna Co., Ltd.                                             32,400    368,117       0.0%
#   Benefit One, Inc.                                              8,000    153,691       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Benesse Holdings, Inc.                                        13,200 $  447,482       0.0%
    Bic Camera, Inc.                                              31,100    383,087       0.0%
    BML, Inc.                                                     13,500    298,860       0.0%
#   Bookoff Corp.                                                  4,100     29,517       0.0%
    BP Castrol K.K.                                                2,700     47,504       0.0%
    Bridgestone Corp.                                             23,000  1,098,718       0.1%
#   Broadband Tower, Inc.                                         19,300     37,381       0.0%
    Broadleaf Co., Ltd.                                           27,800    228,243       0.0%
#   BRONCO BILLY Co., Ltd.                                         3,900    101,211       0.0%
    Brother Industries, Ltd.                                     100,600  2,447,910       0.1%
    Bunka Shutter Co., Ltd.                                       46,800    398,824       0.0%
    C Uyemura & Co., Ltd.                                          1,400     86,786       0.0%
    CAC Holdings Corp.                                            10,900    109,029       0.0%
#   Calbee, Inc.                                                   3,300    111,371       0.0%
    Can Do Co., Ltd.                                               3,700     57,878       0.0%
    Canon Electronics, Inc.                                       14,500    326,289       0.0%
    Canon Marketing Japan, Inc.                                   17,500    440,198       0.0%
    Canon, Inc.                                                   21,700    815,205       0.1%
    Canon, Inc. Sponsored ADR                                      7,971    300,905       0.0%
    Capcom Co., Ltd.                                              13,600    346,017       0.0%
    Career Design Center Co., Ltd.                                 1,900     29,082       0.0%
    Carlit Holdings Co., Ltd.                                     13,800    103,001       0.0%
#   Casio Computer Co., Ltd.                                      18,800    277,424       0.0%
    Cawachi, Ltd.                                                 12,900    316,522       0.0%
    Central Automotive Products, Ltd.                              1,300     21,154       0.0%
    Central Glass Co., Ltd.                                       26,200    585,846       0.0%
#   Central Security Patrols Co., Ltd.                             5,400     98,013       0.0%
    Central Sports Co., Ltd.                                       2,400     86,161       0.0%
    Chiba Bank, Ltd. (The)                                       140,000  1,073,183       0.1%
    Chiba Kogyo Bank, Ltd. (The)                                  40,100    228,100       0.0%
    CHIMNEY Co., Ltd.                                              2,100     52,721       0.0%
    Chino Corp.                                                    3,300     38,801       0.0%
    Chiyoda Co., Ltd.                                              5,700    145,951       0.0%
#   Chiyoda Corp.                                                113,000    668,738       0.0%
    Chiyoda Integre Co., Ltd.                                      8,500    207,050       0.0%
    Chofu Seisakusho Co., Ltd.                                    16,200    395,391       0.0%
    Chori Co., Ltd.                                                6,500    118,453       0.0%
    Chubu Shiryo Co., Ltd.                                        15,300    273,458       0.0%
    Chudenko Corp.                                                21,800    664,923       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                 5,700    109,970       0.0%
#*  Chugai Mining Co., Ltd.                                       36,200     10,502       0.0%
    Chugai Ro Co., Ltd.                                            4,800     96,254       0.0%
    Chugoku Bank, Ltd. (The)                                      80,600  1,155,339       0.1%
    Chugoku Marine Paints, Ltd.                                   45,400    385,736       0.0%
    Chukyo Bank, Ltd. (The)                                        7,600    154,913       0.0%
    Chuo Spring Co., Ltd.                                            500     16,710       0.0%
    CI Takiron Corp.                                              26,000    165,055       0.0%
    Ci:z Holdings Co., Ltd.                                        5,800    213,570       0.0%
    Citizen Watch Co., Ltd.                                      183,700  1,350,554       0.1%
    CKD Corp.                                                     27,600    543,507       0.0%
    Clarion Co., Ltd.                                             50,000    190,422       0.0%
    Cleanup Corp.                                                 15,200    121,029       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   CMIC Holdings Co., Ltd.                                        6,200 $   91,450       0.0%
    CMK Corp.                                                     36,200    375,859       0.0%
    Coca-Cola Bottlers Japan, Inc.                                13,304    465,498       0.0%
    Coco's Japan Co., Ltd.                                         1,400     27,293       0.0%
    Cocokara fine, Inc.                                            8,100    451,607       0.0%
#   COLOPL, Inc.                                                  20,200    224,290       0.0%
    Colowide Co., Ltd.                                            16,400    307,809       0.0%
    Computer Engineering & Consulting, Ltd.                        5,400    129,229       0.0%
    Computer Institute of Japan, Ltd.                              8,700     56,216       0.0%
    COMSYS Holdings Corp.                                         38,400    972,458       0.1%
    Concordia Financial Group, Ltd.                              210,738  1,116,087       0.1%
    CONEXIO Corp.                                                  7,800    144,023       0.0%
#   COOKPAD, Inc.                                                 10,200     68,444       0.0%
    Corona Corp.                                                  10,000    119,407       0.0%
    Cosel Co., Ltd.                                               11,900    164,780       0.0%
    Cosmo Energy Holdings Co., Ltd.                               45,300  1,040,627       0.1%
    Cosmos Initia Co., Ltd.                                        6,700     28,845       0.0%
    Cosmos Pharmaceutical Corp.                                    1,000    208,203       0.0%
    Cota Co., Ltd.                                                 1,300     16,392       0.0%
    CRE, Inc.                                                      2,300     31,067       0.0%
#   Create Restaurants Holdings, Inc.                              9,600    102,906       0.0%
    Create SD Holdings Co., Ltd.                                   6,600    166,135       0.0%
    Credit Saison Co., Ltd.                                       45,400    914,143       0.1%
#   Creek & River Co., Ltd.                                        3,500     35,588       0.0%
    Cresco, Ltd.                                                   2,400    100,167       0.0%
#   CROOZ, Inc.                                                    3,000     67,742       0.0%
    CTI Engineering Co., Ltd.                                      8,100     77,567       0.0%
    CyberAgent, Inc.                                               5,200    161,043       0.0%
#   Cybernet Systems Co., Ltd.                                     9,200     61,963       0.0%
    Cybozu, Inc.                                                   3,600     16,539       0.0%
    D.A. Consortium Holdings, Inc.                                10,800    179,289       0.0%
    Dai Nippon Printing Co., Ltd.                                 39,500    946,813       0.1%
    Dai Nippon Toryo Co., Ltd.                                    17,600    269,409       0.0%
    Dai-Dan Co., Ltd.                                              8,500    217,862       0.0%
    Dai-ichi Life Holdings, Inc.                                  59,600  1,138,236       0.1%
    Dai-ichi Seiko Co., Ltd.                                       7,000    177,895       0.0%
    Daibiru Corp.                                                 35,200    415,005       0.0%
    Daicel Corp.                                                  44,400    554,361       0.0%
    Daido Kogyo Co., Ltd.                                          6,400    104,446       0.0%
#   Daido Metal Co., Ltd.                                         24,800    229,037       0.0%
    Daido Steel Co., Ltd.                                         19,600  1,241,848       0.1%
    Daidoh, Ltd.                                                  17,900     69,407       0.0%
    Daifuku Co., Ltd.                                             19,700    960,540       0.1%
#   Daihatsu Diesel Manufacturing Co., Ltd.                       13,000     98,307       0.0%
    Daihen Corp.                                                  54,000    486,589       0.0%
    Daiho Corp.                                                   67,000    325,515       0.0%
    Daiichi Jitsugyo Co., Ltd.                                     6,200    182,218       0.0%
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                        10,500    152,455       0.0%
    Daiichi Sankyo Co., Ltd.                                      11,500    264,140       0.0%
    Daiichikosho Co., Ltd.                                        12,100    570,184       0.0%
    Daiken Corp.                                                   8,800    238,605       0.0%
#   Daiken Medical Co., Ltd.                                       6,000     41,292       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Daiki Aluminium Industry Co., Ltd.                            25,000 $  205,434       0.0%
    Daikin Industries, Ltd.                                        5,800    640,963       0.0%
#   Daikoku Denki Co., Ltd.                                        5,700     87,193       0.0%
    Daikokutenbussan Co., Ltd.                                     2,100     95,606       0.0%
    Daikyo, Inc.                                                  18,600    358,180       0.0%
    Daikyonishikawa Corp.                                         15,700    266,798       0.0%
    Dainichi Co., Ltd.                                             5,100     37,881       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.       10,400    476,244       0.0%
#   Daio Paper Corp.                                              49,000    588,283       0.0%
    Daisan Bank, Ltd. (The)                                        9,500    160,021       0.0%
    Daiseki Co., Ltd.                                              8,700    215,115       0.0%
    Daishi Bank, Ltd. (The)                                       20,400    998,975       0.1%
    Daishinku Corp.                                                5,500     95,167       0.0%
    Daisue Construction Co., Ltd.                                  7,600     69,497       0.0%
    Daisyo Corp.                                                   2,000     30,290       0.0%
    Daito Bank, Ltd. (The)                                         5,000     75,081       0.0%
    Daito Pharmaceutical Co., Ltd.                                 6,960    178,120       0.0%
    Daito Trust Construction Co., Ltd.                             4,100    716,820       0.1%
    Daitron Co., Ltd.                                              4,900     91,353       0.0%
    Daiwa House Industry Co., Ltd.                                18,100    663,417       0.0%
    Daiwa Industries, Ltd.                                        21,400    240,390       0.0%
#   Daiwa Securities Group, Inc.                                 262,447  1,645,459       0.1%
    Daiwabo Holdings Co., Ltd.                                    15,300    608,024       0.0%
#   DCM Holdings Co., Ltd.                                        75,600    694,513       0.1%
#   Dena Co., Ltd.                                                20,500    482,106       0.0%
    Denka Co., Ltd.                                               48,200  1,610,380       0.1%
    Denki Kogyo Co., Ltd.                                          8,200    210,929       0.0%
    Densan System Co., Ltd.                                        1,700     32,685       0.0%
    Denso Corp.                                                    9,600    528,710       0.0%
    Dentsu, Inc.                                                   2,600    111,212       0.0%
    Denyo Co., Ltd.                                               11,900    199,893       0.0%
    Descente, Ltd.                                                13,900    193,055       0.0%
    Dexerials Corp.                                               14,000    157,752       0.0%
    DIC Corp.                                                     26,200    972,538       0.1%
    Digital Arts, Inc.                                             1,800     73,646       0.0%
    Dip Corp.                                                      5,500    134,305       0.0%
    Disco Corp.                                                    2,400    556,144       0.0%
#   DKS Co., Ltd.                                                 35,000    240,686       0.0%
    DMG Mori Co., Ltd.                                            66,900  1,349,077       0.1%
    Don Quijote Holdings Co., Ltd.                                 4,700    197,142       0.0%
    Doshisha Co., Ltd.                                            11,800    259,304       0.0%
    Doutor Nichires Holdings Co., Ltd.                            15,700    372,755       0.0%
    Dowa Holdings Co., Ltd.                                       26,800  1,128,284       0.1%
    DSB Co., Ltd.                                                  4,700     32,938       0.0%
    DTS Corp.                                                     12,600    378,116       0.0%
    Dunlop Sports Co., Ltd.                                        6,700     99,416       0.0%
    Duskin Co., Ltd.                                              28,700    787,228       0.1%
    Dvx, Inc.                                                      3,000     36,427       0.0%
    DyDo Group Holdings, Inc.                                      4,900    240,234       0.0%
    Dynic Corp.                                                    1,000     11,070       0.0%
    Eagle Industry Co., Ltd.                                      14,600    283,632       0.0%
    Earth Chemical Co., Ltd.                                       2,100     98,584       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Ebara Corp.                                                   34,400 $1,237,948       0.1%
    Ebara Jitsugyo Co., Ltd.                                       5,300     81,658       0.0%
#   Eco's Co., Ltd.                                                3,500     39,303       0.0%
#   EDION Corp.                                                   55,100    556,661       0.0%
    eGuarantee, Inc.                                               1,200     33,812       0.0%
#   Ehime Bank, Ltd. (The)                                        21,500    277,556       0.0%
    Eidai Co., Ltd.                                               18,000     88,658       0.0%
    Eighteenth Bank, Ltd. (The)                                   84,000    226,276       0.0%
    Eiken Chemical Co., Ltd.                                       5,900    232,179       0.0%
    Eizo Corp.                                                    12,500    518,198       0.0%
    Elecom Co., Ltd.                                              11,000    220,425       0.0%
    Elematec Corp.                                                 6,374    145,945       0.0%
    en-japan, Inc.                                                 6,800    262,246       0.0%
    Endo Lighting Corp.                                            9,400    107,642       0.0%
#*  Eneres Co., Ltd.                                               8,500     39,551       0.0%
#*  Enigmo, Inc.                                                   2,700     27,814       0.0%
    Enplas Corp.                                                   6,300    266,914       0.0%
#*  Enshu, Ltd.                                                   31,000     40,278       0.0%
    EPS Holdings, Inc.                                            13,700    269,743       0.0%
#   eRex Co., Ltd.                                                10,300    102,066       0.0%
#   ES-Con Japan, Ltd.                                            11,700     55,472       0.0%
    ESPEC Corp.                                                   16,000    364,255       0.0%
    Excel Co., Ltd.                                                5,800    129,413       0.0%
    Exedy Corp.                                                   24,400    731,647       0.1%
    Ezaki Glico Co., Ltd.                                          6,600    366,053       0.0%
#   F&M Co., Ltd.                                                  3,000     28,563       0.0%
    F-Tech, Inc.                                                   9,300    155,166       0.0%
    F@N Communications, Inc.                                      17,500    181,068       0.0%
    Faith, Inc.                                                    4,300     48,954       0.0%
    Falco Holdings Co., Ltd.                                       5,600     87,333       0.0%
#   FamilyMart UNY Holdings Co., Ltd.                             18,519  1,052,550       0.1%
    FCC Co., Ltd.                                                 25,500    615,650       0.0%
#*  FDK Corp.                                                     29,000     68,928       0.0%
    Feed One Co., Ltd.                                            58,640    151,903       0.0%
    Ferrotec Holdings Corp.                                       25,300    520,090       0.0%
    FIDEA Holdings Co., Ltd.                                     135,900    258,726       0.0%
#   Fields Corp.                                                  10,500    102,282       0.0%
    Financial Products Group Co., Ltd.                            20,600    239,080       0.0%
#   FINDEX, Inc.                                                   6,400     45,326       0.0%
*   First Baking Co., Ltd.                                           400      4,316       0.0%
#   First Juken Co., Ltd.                                          5,100     81,207       0.0%
    FJ Next Co., Ltd.                                             10,500     89,934       0.0%
#*  Flight Holdings, Inc.                                          4,300     34,374       0.0%
    Foster Electric Co., Ltd.                                     20,200    474,120       0.0%
    FP Corp.                                                       7,300    383,621       0.0%
    France Bed Holdings Co., Ltd.                                 11,400    105,750       0.0%
#   Freebit Co., Ltd.                                              4,900     39,938       0.0%
#   Freund Corp.                                                   3,800     50,352       0.0%
#   FTGroup Co., Ltd.                                              6,300     51,766       0.0%
    Fudo Tetra Corp.                                             123,200    210,059       0.0%
    Fuji Co., Ltd.                                                 8,900    210,782       0.0%
#   Fuji Corp.                                                     2,000     37,424       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Fuji Corp., Ltd.                                              19,100 $  138,132       0.0%
    Fuji Electric Co., Ltd.                                       85,000    615,835       0.0%
    Fuji Furukawa Engineering & Construction Co., Ltd.             2,000      7,040       0.0%
    Fuji Kiko Co., Ltd.                                           14,100     92,069       0.0%
    Fuji Kosan Co., Ltd.                                             100        534       0.0%
#   Fuji Kyuko Co., Ltd.                                           7,500    167,455       0.0%
#   Fuji Machine Manufacturing Co., Ltd.                          40,600    774,388       0.1%
    Fuji Media Holdings, Inc.                                     19,500    300,836       0.0%
    Fuji Oil Co., Ltd.                                            44,900    174,385       0.0%
    Fuji Oil Holdings, Inc.                                       31,800    857,369       0.1%
    Fuji Pharma Co., Ltd.                                          2,600     94,137       0.0%
    Fuji Seal International, Inc.                                 19,200    630,115       0.0%
    Fuji Soft, Inc.                                               15,500    471,380       0.0%
    Fujibo Holdings, Inc.                                          7,700    243,097       0.0%
    Fujicco Co., Ltd.                                              6,400    144,564       0.0%
    FUJIFILM Holdings Corp.                                       23,400    957,242       0.1%
    Fujikura Kasei Co., Ltd.                                      15,400     97,141       0.0%
#   Fujikura Rubber, Ltd.                                         14,600    120,103       0.0%
    Fujikura, Ltd.                                               178,000  1,553,536       0.1%
    Fujimi, Inc.                                                   8,800    218,075       0.0%
    Fujimori Kogyo Co., Ltd.                                       9,600    332,071       0.0%
    Fujio Food System Co., Ltd.                                    1,200     19,011       0.0%
#   Fujisash Co., Ltd.                                            77,900     74,031       0.0%
#   Fujishoji Co., Ltd.                                            4,500     47,075       0.0%
#   Fujita Kanko, Inc.                                             3,299    105,109       0.0%
    Fujitec Co., Ltd.                                             28,000    416,809       0.0%
    Fujitsu Frontech, Ltd.                                         8,000    140,133       0.0%
    Fujitsu General, Ltd.                                         18,000    344,250       0.0%
    Fujitsu, Ltd.                                                141,000  1,098,742       0.1%
    Fujiya Co., Ltd.                                               1,800     40,832       0.0%
    FuKoKu Co., Ltd.                                               5,400     52,684       0.0%
    Fukuda Corp.                                                   4,600    281,580       0.0%
    Fukuda Denshi Co., Ltd.                                          500     35,006       0.0%
    Fukui Bank, Ltd. (The)                                        17,700    472,937       0.0%
    Fukui Computer Holdings, Inc.                                  2,000     50,202       0.0%
    Fukuoka Financial Group, Inc.                                180,000    929,017       0.1%
    Fukushima Bank, Ltd. (The)                                    13,900    111,226       0.0%
    Fukushima Industries Corp.                                     8,600    332,929       0.0%
    Fukuyama Transporting Co., Ltd.                               21,800    707,317       0.1%
    FULLCAST Holdings Co., Ltd.                                    1,500     27,666       0.0%
#   Fumakilla, Ltd.                                                2,998     53,445       0.0%
#   Funai Electric Co., Ltd.                                      16,300    132,314       0.0%
    Funai Soken Holdings, Inc.                                     4,440    163,132       0.0%
#   Furukawa Battery Co., Ltd. (The)                               9,000     96,907       0.0%
    Furukawa Co., Ltd.                                            21,000    381,200       0.0%
    Furukawa Electric Co., Ltd.                                   43,000  2,617,869       0.1%
    Furuno Electric Co., Ltd.                                     21,700    149,260       0.0%
    Furusato Industries, Ltd.                                      6,200    101,283       0.0%
    Furuya Metal Co., Ltd.                                           400     14,591       0.0%
    Fuso Chemical Co., Ltd.                                        1,800     57,624       0.0%
    Fuso Pharmaceutical Industries, Ltd.                           5,400    135,555       0.0%
    Futaba Corp.                                                  24,300    481,718       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Futaba Industrial Co., Ltd.                                   40,200 $  390,738       0.0%
    Future Corp.                                                  18,400    185,864       0.0%
    Fuyo General Lease Co., Ltd.                                  13,200    863,177       0.1%
    G-7 Holdings, Inc.                                             2,500     53,289       0.0%
    G-Tekt Corp.                                                  14,700    314,761       0.0%
    Gakken Holdings Co., Ltd.                                      3,000     86,872       0.0%
    Gakkyusha Co., Ltd.                                            2,300     33,377       0.0%
#   GCA Corp.                                                      6,800     62,243       0.0%
    Gecoss Corp.                                                  10,100    113,921       0.0%
    Genki Sushi Co., Ltd.                                          1,600     44,044       0.0%
#   Genky Stores, Inc.                                             4,800    177,116       0.0%
#   Geo Holdings Corp.                                            22,400    364,639       0.0%
    Gfoot Co., Ltd.                                                5,900     39,474       0.0%
    Giken, Ltd.                                                    2,500     71,845       0.0%
    GL Sciences, Inc.                                              3,000     53,675       0.0%
#   GLOBERIDE, Inc.                                                5,700     99,296       0.0%
    Glory, Ltd.                                                   16,700    624,548       0.0%
#   GMO internet, Inc.                                            25,600    395,502       0.0%
    GMO Payment Gateway, Inc.                                      4,400    321,934       0.0%
    Godo Steel, Ltd.                                               8,500    171,159       0.0%
#   Gokurakuyu Holdings Co., Ltd.                                  4,300     29,018       0.0%
    Goldcrest Co., Ltd.                                           12,390    268,434       0.0%
    Golf Digest Online, Inc.                                       5,700     52,922       0.0%
#   Gourmet Kineya Co., Ltd.                                       5,000     49,940       0.0%
    Grandy House Corp.                                             8,900     37,553       0.0%
    Gree, Inc.                                                    45,900    311,594       0.0%
    GS Yuasa Corp.                                               200,000  1,005,649       0.1%
#   GSI Creos Corp.                                                3,600     57,528       0.0%
    Gun-Ei Chemical Industry Co., Ltd.                             3,400    118,162       0.0%
#   GungHo Online Entertainment, Inc.                             32,700     87,998       0.0%
    Gunma Bank, Ltd. (The)                                       206,700  1,330,698       0.1%
    Gunze, Ltd.                                                   11,700    532,221       0.0%
    Gurunavi, Inc.                                                11,200    144,438       0.0%
    H-One Co., Ltd.                                               14,600    209,866       0.0%
    H2O Retailing Corp.                                           52,100    963,732       0.1%
#   HABA Laboratories, Inc.                                          500     30,060       0.0%
    Hachijuni Bank, Ltd. (The)                                   182,000  1,139,769       0.1%
#   Hagihara Industries, Inc.                                      5,800    100,723       0.0%
    Hagiwara Electric Co., Ltd.                                    4,200    127,823       0.0%
    Hakudo Co., Ltd.                                               1,500     29,900       0.0%
    Hakuhodo DY Holdings, Inc.                                    26,300    363,808       0.0%
    Hakuto Co., Ltd.                                              13,900    214,487       0.0%
    Halows Co., Ltd.                                               1,100     24,935       0.0%
    Hamakyorex Co., Ltd.                                          13,700    384,442       0.0%
    Hamamatsu Photonics K.K.                                       7,100    229,883       0.0%
    Handsman Co., Ltd.                                             3,100     44,727       0.0%
#   Haneda Zenith Holdings Co., Ltd.                              23,300     85,345       0.0%
    Hankyu Hanshin Holdings, Inc.                                 15,600    608,202       0.0%
    Hanwa Co., Ltd.                                               24,400    926,098       0.1%
    Happinet Corp.                                                14,500    249,855       0.0%
    Hard Off Corp. Co., Ltd.                                       6,800     69,731       0.0%
    Harima Chemicals Group, Inc.                                  12,200     97,501       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   Harmonic Drive Systems, Inc.                                   7,200 $  374,134       0.0%
    Haruyama Holdings, Inc.                                        3,900     35,034       0.0%
    Haseko Corp.                                                  33,800    490,824       0.0%
    Hayashikane Sangyo Co., Ltd.                                   3,800     31,943       0.0%
    Hazama Ando Corp.                                             78,250    637,991       0.0%
#   Hearts United Group Co., Ltd.                                  3,600     53,404       0.0%
    Heian Ceremony Service Co., Ltd.                               1,300     11,057       0.0%
    Heiwa Corp.                                                   34,600    638,014       0.0%
    Heiwa Real Estate Co., Ltd.                                   25,300    441,321       0.0%
    Heiwado Co., Ltd.                                             21,300    464,993       0.0%
    Helios Techno Holdings Co., Ltd.                               7,200     48,568       0.0%
    HI-LEX Corp.                                                  12,900    326,315       0.0%
    Hibino Corp.                                                   2,300     40,795       0.0%
    Hibiya Engineering, Ltd.                                      13,900    301,960       0.0%
    Hiday Hidaka Corp.                                             4,726    138,850       0.0%
    Hikari Tsushin, Inc.                                           2,300    297,760       0.0%
#   Himaraya Co., Ltd.                                             1,900     16,964       0.0%
    Hino Motors, Ltd.                                             28,900    371,972       0.0%
    Hioki EE Corp.                                                 5,500    119,925       0.0%
    Hirakawa Hewtech Corp.                                         8,800    117,896       0.0%
#   Hiramatsu, Inc.                                               11,500     63,382       0.0%
    Hirano Tecseed Co., Ltd.                                       7,700    138,891       0.0%
#   Hirata Corp.                                                   1,400    157,229       0.0%
    Hirose Electric Co., Ltd.                                      1,100    165,479       0.0%
    Hiroshima Bank, Ltd. (The)                                   129,000  1,092,211       0.1%
    Hiroshima Gas Co., Ltd.                                        6,900     22,187       0.0%
    HIS Co., Ltd.                                                 12,100    405,170       0.0%
    Hisaka Works, Ltd.                                            16,700    155,694       0.0%
    Hisamitsu Pharmaceutical Co., Inc.                             2,100    115,623       0.0%
    Hitachi Capital Corp.                                         31,800    777,405       0.1%
    Hitachi Chemical Co., Ltd.                                    35,400  1,009,459       0.1%
    Hitachi Construction Machinery Co., Ltd.                      26,400    905,634       0.1%
    Hitachi High-Technologies Corp.                               10,100    422,674       0.0%
    Hitachi Kokusai Electric, Inc.                                 8,500    235,460       0.0%
    Hitachi Metals, Ltd.                                          41,910    542,933       0.0%
    Hitachi Transport System, Ltd.                                24,500    606,278       0.0%
    Hitachi Zosen Corp.                                          126,040    664,121       0.0%
    Hitachi, Ltd.                                                329,000  2,619,941       0.1%
    Hitachi, Ltd. ADR                                              4,900    389,795       0.0%
    Hito Communications, Inc.                                      1,200     21,190       0.0%
    Hochiki Corp.                                                  8,900    184,123       0.0%
#   Hodogaya Chemical Co., Ltd.                                    3,200    224,929       0.0%
    Hogy Medical Co., Ltd.                                         4,600    315,030       0.0%
*   Hokkaido Electric Power Co., Inc.                             30,300    238,775       0.0%
    Hokkaido Gas Co., Ltd.                                        12,000     30,978       0.0%
    Hokkan Holdings, Ltd.                                         23,000     88,473       0.0%
    Hokko Chemical Industry Co., Ltd.                             20,000    122,654       0.0%
    Hokkoku Bank, Ltd. (The)                                      18,700    856,086       0.1%
    Hokuetsu Bank, Ltd. (The)                                     15,000    363,237       0.0%
    Hokuetsu Industries Co., Ltd.                                  9,900     97,469       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                                97,400    625,110       0.0%
    Hokuhoku Financial Group, Inc.                                66,300  1,092,838       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   Hokuriku Electric Industry Co., Ltd.                           3,900 $   53,683       0.0%
#   Hokuriku Electric Power Co.                                   21,800    192,626       0.0%
    Hokuriku Electrical Construction Co., Ltd.                     8,600     78,759       0.0%
    Hokuto Corp.                                                  10,600    185,078       0.0%
    Honda Motor Co., Ltd.                                        138,023  4,325,234       0.2%
    Honda Motor Co., Ltd. Sponsored ADR                           23,840    741,186       0.1%
    Honeys Holdings Co., Ltd.                                     12,570    133,024       0.0%
    Honshu Chemical Industry Co., Ltd.                             1,000     12,109       0.0%
    Hoosiers Holdings                                             18,400    174,639       0.0%
    Horiba, Ltd.                                                   8,200    488,591       0.0%
    Hoshizaki Corp.                                                2,800    264,974       0.0%
    Hosiden Corp.                                                 44,900    775,196       0.1%
    Hosokawa Micron Corp.                                          4,000    253,450       0.0%
    House Foods Group, Inc.                                       22,400    665,560       0.0%
#   Howa Machinery, Ltd.                                          10,600    171,964       0.0%
    Hulic Co., Ltd.                                                7,300     75,307       0.0%
    Hurxley Corp.                                                  2,400     25,114       0.0%
    Hyakugo Bank, Ltd. (The)                                     176,000    826,315       0.1%
    Hyakujushi Bank, Ltd. (The)                                  168,000    610,817       0.0%
    I-Net Corp.                                                    7,700    120,357       0.0%
    I-O Data Device, Inc.                                          6,200     62,218       0.0%
    Ibiden Co., Ltd.                                              74,400  1,245,790       0.1%
    IBJ Leasing Co., Ltd.                                         20,400    532,572       0.0%
    Ichibanya Co., Ltd.                                            2,034     78,824       0.0%
#   Ichigo, Inc.                                                  30,900    109,889       0.0%
#   Ichiken Co., Ltd.                                              3,000     75,081       0.0%
    Ichikoh Industries, Ltd.                                      36,000    280,773       0.0%
    Ichinen Holdings Co., Ltd.                                    11,800    168,081       0.0%
    Ichiyoshi Securities Co., Ltd.                                16,300    187,090       0.0%
    Icom, Inc.                                                     7,700    179,045       0.0%
    Idec Corp.                                                    11,400    241,202       0.0%
    Idemitsu Kosan Co., Ltd.                                      55,800  1,631,024       0.1%
    IDOM, Inc.                                                    33,200    242,113       0.0%
    IHI Corp.                                                     21,300    767,203       0.1%
    Iida Group Holdings Co., Ltd.                                 29,920    573,965       0.0%
    Iino Kaiun Kaisha, Ltd.                                       76,300    360,273       0.0%
#   IJT Technology Holdings Co., Ltd.                             11,300    104,638       0.0%
    Ikegami Tsushinki Co., Ltd.                                   69,000    103,676       0.0%
#   Imagica Robot Holdings, Inc.                                   9,100     76,191       0.0%
    Imasen Electric Industrial                                    13,600    175,810       0.0%
    Imperial Hotel, Ltd.                                             400      7,275       0.0%
    Inaba Denki Sangyo Co., Ltd.                                  13,900    610,155       0.0%
    Inaba Seisakusho Co., Ltd.                                     7,400     93,097       0.0%
    Inabata & Co., Ltd.                                           31,400    455,195       0.0%
    Inageya Co., Ltd.                                              8,700    143,542       0.0%
    Ines Corp.                                                    16,800    157,316       0.0%
    Infocom Corp.                                                  8,800    225,795       0.0%
    Infomart Corp.                                                17,200    130,018       0.0%
    Information Services International-Dentsu, Ltd.                8,500    189,141       0.0%
    Innotech Corp.                                                12,900    111,285       0.0%
    Inpex Corp.                                                   99,200  1,062,153       0.1%
    Intage Holdings, Inc.                                         11,800    154,839       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   Inter Action Corp.                                             7,100 $   50,872       0.0%
    Internet Initiative Japan, Inc.                               20,400    427,604       0.0%
    Inui Global Logistics Co., Ltd.                                9,495     69,998       0.0%
    Iriso Electronics Co., Ltd.                                    7,800    439,937       0.0%
    Ise Chemicals Corp.                                            7,000     37,122       0.0%
    Iseki & Co., Ltd.                                             13,800    307,479       0.0%
    Isetan Mitsukoshi Holdings, Ltd.                             122,000  1,329,895       0.1%
*   Ishihara Sangyo Kaisha, Ltd.                                  27,200    409,296       0.0%
    Ishii Iron Works Co., Ltd.                                     1,900     30,399       0.0%
#   Ishizuka Glass Co., Ltd.                                         300      6,928       0.0%
#   Istyle, Inc.                                                   5,900     40,581       0.0%
    Isuzu Motors, Ltd.                                            58,300    851,495       0.1%
#*  ITbook Co., Ltd.                                               9,100     44,009       0.0%
    Itfor, Inc.                                                   14,600     86,871       0.0%
    Ito En, Ltd.                                                   9,100    318,625       0.0%
    ITOCHU Corp.                                                  63,900  1,119,313       0.1%
    Itochu Enex Co., Ltd.                                         37,300    380,188       0.0%
    Itochu Techno-Solutions Corp.                                  6,800    264,875       0.0%
    Itochu-Shokuhin Co., Ltd.                                      3,800    173,497       0.0%
    Itoham Yonekyu Holdings, Inc.                                 62,478    596,058       0.0%
    Itoki Corp.                                                   33,553    257,718       0.0%
#   Ivy Cosmetics Corp.                                              700     37,171       0.0%
    IwaiCosmo Holdings, Inc.                                      12,600    161,819       0.0%
    Iwaki & Co., Ltd.                                             18,000     76,344       0.0%
    Iwasaki Electric Co., Ltd.                                     5,400     87,679       0.0%
    Iwatani Corp.                                                 20,300    612,181       0.0%
    Iwatsu Electric Co., Ltd.                                      9,500     70,501       0.0%
    Iwatsuka Confectionery Co., Ltd.                                 800     35,476       0.0%
#   Iyo Bank, Ltd. (The)                                         141,082  1,217,911       0.1%
    Izumi Co., Ltd.                                                2,600    134,831       0.0%
#*  Izutsuya Co., Ltd.                                            11,800     51,587       0.0%
    J Front Retailing Co., Ltd.                                   79,000  1,172,519       0.1%
#   J Trust Co., Ltd.                                             52,700    387,741       0.0%
    J-Oil Mills, Inc.                                              9,200    330,426       0.0%
    JAC Recruitment Co., Ltd.                                      1,800     33,389       0.0%
    Jaccs Co., Ltd.                                               20,400    509,537       0.0%
    Jafco Co., Ltd.                                               17,800    879,740       0.1%
    Jalux, Inc.                                                    5,400    133,776       0.0%
#   Jamco Corp.                                                    4,900    102,392       0.0%
    Janome Sewing Machine Co., Ltd.                               17,000    117,462       0.0%
    Japan Airport Terminal Co., Ltd.                               5,800    206,163       0.0%
    Japan Asia Group, Ltd.                                        16,900     70,468       0.0%
*   Japan Asia Investment Co., Ltd.                                8,200     30,278       0.0%
#*  Japan Asset Marketing Co., Ltd.                               55,200     59,638       0.0%
    Japan Aviation Electronics Industry, Ltd.                     26,000    475,609       0.0%
    Japan Cash Machine Co., Ltd.                                   7,800     84,462       0.0%
#*  Japan Display, Inc.                                          263,900    569,281       0.0%
#*  Japan Drilling Co., Ltd.                                       5,700    109,014       0.0%
    Japan Exchange Group, Inc.                                    22,200    400,232       0.0%
    Japan Foundation Engineering Co., Ltd.                        25,800     92,183       0.0%
    Japan Lifeline Co., Ltd.                                       6,400    307,015       0.0%
    Japan Material Co., Ltd.                                       3,400     98,713       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   Japan Meat Co., Ltd.                                           3,400 $   54,385       0.0%
    Japan Medical Dynamic Marketing, Inc.                         14,500    140,245       0.0%
    Japan Petroleum Exploration Co., Ltd.                          5,900    121,748       0.0%
    Japan Property Management Center Co., Ltd.                     3,300     44,522       0.0%
    Japan Pulp & Paper Co., Ltd.                                   7,000    295,478       0.0%
    Japan Securities Finance Co., Ltd.                            75,700    425,757       0.0%
    Japan Steel Works, Ltd. (The)                                 36,700    930,209       0.1%
    Japan Transcity Corp.                                         23,000     98,729       0.0%
    Japan Wool Textile Co., Ltd. (The)                            42,100    378,140       0.0%
    Jastec Co., Ltd.                                               6,900     81,645       0.0%
#   JBCC Holdings, Inc.                                            9,600     88,880       0.0%
    JCU Corp.                                                      5,400    233,655       0.0%
    Jeol, Ltd.                                                    49,000    259,562       0.0%
    JFE Holdings, Inc.                                            81,760  1,757,126       0.1%
    JGC Corp.                                                     35,200    590,390       0.0%
*   JIG-SAW, Inc.                                                    600     31,872       0.0%
    Jimoto Holdings, Inc.                                         86,700    169,629       0.0%
#   JINS, Inc.                                                     3,700    192,268       0.0%
    JK Holdings Co., Ltd.                                         10,200     80,653       0.0%
    JMS Co., Ltd.                                                 12,500     76,847       0.0%
    Joban Kosan Co., Ltd.                                          3,000     49,299       0.0%
    Joshin Denki Co., Ltd.                                         9,000    311,473       0.0%
    Joyful Honda Co., Ltd.                                        14,100    380,662       0.0%
#   JP-Holdings, Inc.                                             11,100     39,081       0.0%
    JSP Corp.                                                      5,100    164,547       0.0%
    JSR Corp.                                                     23,200    449,729       0.0%
    JTEKT Corp.                                                   54,800    908,008       0.1%
    Juki Corp.                                                    19,900    309,444       0.0%
    Juroku Bank, Ltd. (The)                                       21,400    722,965       0.1%
    Justsystems Corp.                                             14,300    307,217       0.0%
    JVC Kenwood Corp.                                             99,670    312,477       0.0%
    JXTG Holdings, Inc.                                          348,770  1,800,977       0.1%
    K&O Energy Group, Inc.                                        10,700    178,134       0.0%
#   K's Holdings Corp.                                            26,160    600,385       0.0%
    kabu.com Securities Co., Ltd.                                 64,000    204,043       0.0%
*   Kadokawa Dwango                                               35,577    410,472       0.0%
    Kaga Electronics Co., Ltd.                                    12,700    380,519       0.0%
    Kagome Co., Ltd.                                               6,600    219,794       0.0%
    Kajima Corp.                                                  27,843    288,773       0.0%
#   Kakaku.com, Inc.                                               8,800    120,833       0.0%
    Kaken Pharmaceutical Co., Ltd.                                 6,000    304,068       0.0%
    Kakiyasu Honten Co., Ltd.                                      2,100     39,253       0.0%
#   Kameda Seika Co., Ltd.                                         3,800    172,095       0.0%
    Kamei Corp.                                                   18,600    314,570       0.0%
    Kamigumi Co., Ltd.                                            32,500    778,017       0.1%
    Kanaden Corp.                                                 12,300    140,897       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                                  2,800     93,105       0.0%
#   Kanamoto Co., Ltd.                                            14,500    476,701       0.0%
    Kandenko Co., Ltd.                                            74,000    727,860       0.1%
    Kaneka Corp.                                                 122,000  1,007,467       0.1%
    Kanematsu Corp.                                               61,400    807,748       0.1%
    Kansai Paint Co., Ltd.                                        12,000    308,435       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Kansai Super Market, Ltd.                                      1,100 $   13,444       0.0%
    Kansai Urban Banking Corp.                                    20,100    256,869       0.0%
#   Kanto Denka Kogyo Co., Ltd.                                   24,900    260,619       0.0%
*   Kappa Create Co., Ltd.                                         8,700     97,698       0.0%
    Kasai Kogyo Co., Ltd.                                         17,000    255,786       0.0%
    Katakura & Co-op Agri Corp.                                    3,200     38,785       0.0%
    Katakura Industries Co., Ltd.                                 16,500    206,011       0.0%
    Kato Sangyo Co., Ltd.                                         17,400    542,824       0.0%
    Kato Works Co., Ltd.                                           6,800    212,469       0.0%
    KAWADA TECHNOLOGIES, Inc.                                      3,400    201,364       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.              5,000    105,567       0.0%
    Kawasaki Heavy Industries, Ltd.                               24,300    847,782       0.1%
#*  Kawasaki Kisen Kaisha, Ltd.                                   43,399  1,133,182       0.1%
    Kawasumi Laboratories, Inc.                                   13,100    101,091       0.0%
    KDDI Corp.                                                    16,500    439,603       0.0%
    Keihan Holdings Co., Ltd.                                     17,800    543,890       0.0%
    Keihanshin Building Co., Ltd.                                 31,900    223,814       0.0%
    Keihin Co., Ltd.                                               3,500     51,410       0.0%
    Keihin Corp.                                                  33,400    615,770       0.0%
    Keisei Electric Railway Co., Ltd.                              7,000    211,453       0.0%
    Keiyo Bank, Ltd. (The)                                       166,000    813,510       0.1%
    Keiyo Co., Ltd.                                               25,300    170,479       0.0%
    Kenedix, Inc.                                                 78,000    456,034       0.0%
    Kenko Mayonnaise Co., Ltd.                                     7,800    203,849       0.0%
    Kewpie Corp.                                                  11,500    286,871       0.0%
    KEY Coffee, Inc.                                               7,600    143,359       0.0%
#   KFC Holdings Japan, Ltd.                                       4,700     83,027       0.0%
*   KI Holdings Co., Ltd.                                          6,000     16,657       0.0%
#   Ki-Star Real Estate Co., Ltd.                                  3,500     73,639       0.0%
    Kikkoman Corp.                                                 7,000    240,244       0.0%
    Kimoto Co., Ltd.                                              41,300    102,454       0.0%
    Kimura Chemical Plants Co., Ltd.                               2,700     10,996       0.0%
    Kinden Corp.                                                  38,900    656,938       0.0%
*   Kinki Sharyo Co., Ltd. (The)                                   2,400     56,242       0.0%
*   Kintetsu Department Store Co., Ltd.                            1,700     55,785       0.0%
    Kintetsu World Express, Inc.                                  23,300    401,028       0.0%
    Kirin Holdings Co., Ltd.                                      27,780    666,827       0.0%
    Kirindo Holdings Co., Ltd.                                     5,300     71,031       0.0%
    Kissei Pharmaceutical Co., Ltd.                               21,700    596,554       0.0%
    Kita-Nippon Bank, Ltd. (The)                                   5,700    177,392       0.0%
    Kitagawa Iron Works Co., Ltd.                                  6,300    171,759       0.0%
    Kitano Construction Corp.                                     32,000    144,051       0.0%
#   Kito Corp.                                                     9,800    125,865       0.0%
    Kitz Corp.                                                    60,500    518,387       0.0%
    Kiyo Bank, Ltd. (The)                                         43,600    749,904       0.1%
#*  KLab, Inc.                                                    11,300    198,626       0.0%
*   KNT-CT Holdings Co., Ltd.                                      7,600    131,938       0.0%
    Koa Corp.                                                     19,300    402,702       0.0%
    Koatsu Gas Kogyo Co., Ltd.                                    20,400    154,188       0.0%
    Kobayashi Pharmaceutical Co., Ltd.                             2,800    161,899       0.0%
#   Kobe Bussan Co., Ltd.                                          3,200    138,192       0.0%
#*  Kobe Electric Railway Co., Ltd.                                1,000     33,566       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#*  Kobe Steel, Ltd.                                             100,900 $  851,882       0.1%
#   Kobelco Eco-Solutions Co., Ltd.                                  600     10,146       0.0%
    Kohnan Shoji Co., Ltd.                                        16,400    350,509       0.0%
    Kohsoku Corp.                                                  8,100     94,357       0.0%
    Koito Manufacturing Co., Ltd.                                 10,500    704,069       0.1%
*   Kojima Co., Ltd.                                              23,700     78,114       0.0%
#   Kokusai Co., Ltd.                                              2,800     30,046       0.0%
    Kokuyo Co., Ltd.                                              53,000    950,390       0.1%
#   KOMAIHALTEC, Inc.                                              2,699     62,427       0.0%
    Komatsu Seiren Co., Ltd.                                      24,500    212,613       0.0%
    Komatsu Wall Industry Co., Ltd.                                5,500    105,110       0.0%
    Komatsu, Ltd.                                                 31,400  1,026,019       0.1%
    Komehyo Co., Ltd.                                              5,700     90,870       0.0%
    Komeri Co., Ltd.                                              22,200    665,129       0.0%
    Komori Corp.                                                  39,500    556,284       0.0%
    Konaka Co., Ltd.                                              18,100     96,473       0.0%
    Konami Holdings Corp.                                         14,800    720,837       0.1%
    Kondotec, Inc.                                                10,300    109,369       0.0%
#   Konica Minolta, Inc.                                         240,000  2,105,454       0.1%
    Konishi Co., Ltd.                                             17,600    306,267       0.0%
    Konoike Transport Co., Ltd.                                   19,000    292,362       0.0%
#   Konoshima Chemical Co., Ltd.                                   2,100     29,637       0.0%
#*  Kosaido Co., Ltd.                                              2,000      9,093       0.0%
    Kose Corp.                                                     3,900    474,290       0.0%
#   Kosei Securities Co., Ltd. (The)                               4,299     65,134       0.0%
    Koshidaka Holdings Co., Ltd.                                   3,800    153,717       0.0%
    Kotobuki Spirits Co., Ltd.                                     5,100    209,915       0.0%
#   Kourakuen Holdings Corp.                                       2,200     43,969       0.0%
    Krosaki Harima Corp.                                           4,600    197,404       0.0%
    KRS Corp.                                                      4,600    130,938       0.0%
    KU Holdings Co., Ltd.                                            800      7,522       0.0%
    Kubota Corp.                                                  22,000    413,941       0.0%
    Kumagai Gumi Co., Ltd.                                        17,000    540,406       0.0%
#   Kumiai Chemical Industry Co., Ltd.                            44,600    303,230       0.0%
    Kura Corp.                                                     4,200    187,889       0.0%
    Kurabo Industries, Ltd.                                      139,000    403,214       0.0%
    Kuraray Co., Ltd.                                             60,000  1,181,674       0.1%
    Kureha Corp.                                                  11,200    658,794       0.0%
    Kurimoto, Ltd.                                                 7,800    163,867       0.0%
    Kurita Water Industries, Ltd.                                 16,400    521,131       0.0%
    Kuriyama Holdings Corp.                                        4,000     68,007       0.0%
    Kuroda Electric Co., Ltd.                                     19,700    351,686       0.0%
    Kusuri no Aoki Holdings Co., Ltd.                              4,500    249,745       0.0%
    KYB Corp.                                                     14,600    947,949       0.1%
    Kyocera Corp.                                                 14,300    956,493       0.1%
    Kyocera Corp. Sponsored ADR                                    2,904    193,987       0.0%
    Kyodo Printing Co., Ltd.                                       5,700    189,913       0.0%
#   Kyoei Steel, Ltd.                                             15,300    268,637       0.0%
    Kyokuto Boeki Kaisha, Ltd.                                    20,000     68,559       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                              21,400    383,228       0.0%
    Kyokuto Securities Co., Ltd.                                  10,400    154,299       0.0%
    Kyokuyo Co., Ltd.                                              5,300    171,098       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    KYORIN Holdings, Inc.                                         21,900 $  449,776       0.0%
    Kyoritsu Maintenance Co., Ltd.                                 8,040    253,926       0.0%
    Kyoritsu Printing Co., Ltd.                                   23,500     73,690       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                       29,000    165,858       0.0%
    Kyowa Electronics Instruments Co., Ltd.                       14,300     57,162       0.0%
    Kyowa Exeo Corp.                                              45,000    980,247       0.1%
    Kyowa Hakko Kirin Co., Ltd.                                    9,000    166,131       0.0%
    Kyowa Leather Cloth Co., Ltd.                                  9,000     77,105       0.0%
    Kyudenko Corp.                                                23,000  1,015,513       0.1%
    Kyushu Financial Group, Inc.                                 183,680  1,167,500       0.1%
    LAC Co., Ltd.                                                  6,100     75,518       0.0%
#   Lacto Japan Co., Ltd.                                          1,900     68,985       0.0%
#*  Laox Co., Ltd.                                                24,100    100,928       0.0%
    Lasertec Corp.                                                23,600    519,241       0.0%
    Lawson, Inc.                                                   1,200     78,359       0.0%
    LEC, Inc.                                                      4,800    126,615       0.0%
    Leopalace21 Corp.                                            138,500  1,034,212       0.1%
    Life Corp.                                                     5,000    132,997       0.0%
    LIFULL Co., Ltd.                                              17,800    136,783       0.0%
    Linical Co., Ltd.                                              3,500     46,054       0.0%
#   Link And Motivation, Inc.                                     20,000    137,671       0.0%
    Lintec Corp.                                                  27,500    764,276       0.1%
    Lion Corp.                                                    33,000    635,003       0.0%
    LIXIL Group Corp.                                             14,200    391,083       0.0%
    Lonseal Corp.                                                  1,600     37,403       0.0%
#   Look, Inc.                                                    22,000     83,609       0.0%
*   M&A Capital Partners Co., Ltd.                                   500     26,187       0.0%
    M3, Inc.                                                       6,800    202,820       0.0%
    Mabuchi Motor Co., Ltd.                                        2,800    146,930       0.0%
    Macnica Fuji Electronics Holdings, Inc.                       26,150    547,844       0.0%
    Maeda Corp.                                                   77,000    965,381       0.1%
    Maeda Kosen Co., Ltd.                                         12,200    211,792       0.0%
    Maeda Road Construction Co., Ltd.                             41,000    882,927       0.1%
    Maezawa Kasei Industries Co., Ltd.                             7,500     83,102       0.0%
    Maezawa Kyuso Industries Co., Ltd.                             6,500    106,667       0.0%
    Makino Milling Machine Co., Ltd.                              77,000    726,519       0.1%
    Makita Corp.                                                   6,800    284,979       0.0%
    Makita Corp. Sponsored ADR                                     3,976    167,493       0.0%
    Mamezou Holdings Co., Ltd.                                     9,700    111,590       0.0%
    Mamiya-Op Co., Ltd.                                            2,699     28,900       0.0%
    Mandom Corp.                                                   7,200    214,535       0.0%
    Mani, Inc.                                                     4,200    120,269       0.0%
    Mars Engineering Corp.                                         6,700    136,479       0.0%
    Marubeni Corp.                                               212,400  1,424,150       0.1%
    Marubun Corp.                                                 18,100    157,406       0.0%
    Marudai Food Co., Ltd.                                        83,000    388,271       0.0%
    Marufuji Sheet Piling Co., Ltd.                                  300      9,204       0.0%
    Maruha Nichiro Corp.                                          16,200    500,414       0.0%
    Marui Group Co., Ltd.                                         35,700    546,375       0.0%
    Maruichi Steel Tube, Ltd.                                      9,900    302,457       0.0%
    Maruka Machinery Co., Ltd.                                     3,900     75,540       0.0%
#   Marusan Securities Co., Ltd.                                  16,200    148,139       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Maruwa Co., Ltd.                                               4,800 $  277,766       0.0%
#   Maruwa Unyu Kikan Co., Ltd.                                    3,800     76,196       0.0%
    Maruyama Manufacturing Co., Inc.                               2,800     48,353       0.0%
*   Maruzen CHI Holdings Co., Ltd.                                10,600     32,645       0.0%
    Maruzen Co., Ltd.                                              2,000     38,210       0.0%
    Maruzen Showa Unyu Co., Ltd.                                  34,000    161,132       0.0%
#   Marvelous, Inc.                                               13,400    126,770       0.0%
    Matsuda Sangyo Co., Ltd.                                      10,100    144,874       0.0%
    Matsui Construction Co., Ltd.                                 13,200    118,012       0.0%
    Matsui Securities Co., Ltd.                                   17,400    146,323       0.0%
    Matsumotokiyoshi Holdings Co., Ltd.                            9,600    690,365       0.0%
#   Matsuya Co., Ltd.                                              6,100     65,923       0.0%
    Matsuya Foods Co., Ltd.                                        3,300    126,577       0.0%
    Max Co., Ltd.                                                 15,000    212,131       0.0%
    Maxell Holdings, Ltd.                                         25,500    579,513       0.0%
    Maxvalu Nishinihon Co., Ltd.                                   2,600     38,825       0.0%
    Maxvalu Tokai Co., Ltd.                                        5,000     98,485       0.0%
    Mazda Motor Corp.                                            193,100  2,787,538       0.1%
    MCJ Co., Ltd.                                                 11,600    122,067       0.0%
    Mebuki Financial Group, Inc.                                 277,522  1,157,796       0.1%
#   MEC Co., Ltd.                                                 11,800    189,893       0.0%
    Medical System Network Co., Ltd.                              12,300     58,224       0.0%
    Medipal Holdings Corp.                                        50,200    932,277       0.1%
#   Megachips Corp.                                               10,200    336,089       0.0%
#*  Meganesuper Co., Ltd.                                         74,600     50,518       0.0%
    Megmilk Snow Brand Co., Ltd.                                  23,700    663,413       0.0%
    Meidensha Corp.                                              127,000    502,498       0.0%
    MEIJI Holdings Co., Ltd.                                       1,000     81,750       0.0%
    Meiji Shipping Co., Ltd.                                       6,100     24,593       0.0%
    Meiko Electronics Co., Ltd.                                   18,100    332,693       0.0%
    Meiko Network Japan Co., Ltd.                                  7,500     86,909       0.0%
    Meisei Industrial Co., Ltd.                                   27,100    189,688       0.0%
    Meitec Corp.                                                   7,000    341,932       0.0%
    Meito Sangyo Co., Ltd.                                         6,200     82,086       0.0%
    Meiwa Corp.                                                   18,400     84,522       0.0%
    Meiwa Estate Co., Ltd.                                        10,900     88,499       0.0%
    Melco Holdings, Inc.                                           7,300    229,153       0.0%
    Menicon Co., Ltd.                                              2,800    126,900       0.0%
    METAWATER Co., Ltd.                                            4,600    122,115       0.0%
    Michinoku Bank, Ltd. (The)                                    10,991    186,031       0.0%
#   Micronics Japan Co., Ltd.                                     17,600    175,190       0.0%
    Mie Bank, Ltd. (The)                                           6,500    155,560       0.0%
    Mie Kotsu Group Holdings, Inc.                                17,800     76,923       0.0%
    Mikuni Corp.                                                  14,300     74,825       0.0%
    Milbon Co., Ltd.                                               4,052    253,023       0.0%
    Mimaki Engineering Co., Ltd.                                  10,800     89,740       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                       14,900    266,376       0.0%
#   Minato Bank, Ltd. (The)                                       12,900    244,491       0.0%
    Minebea Mitsumi, Inc.                                        102,939  1,887,192       0.1%
    Ministop Co., Ltd.                                            12,400    251,644       0.0%
    Miraca Holdings, Inc.                                          6,500    302,426       0.0%
    Miraial Co., Ltd.                                              2,600     35,920       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
JAPAN -- (Continued)
    Mirait Holdings Corp.                                           40,410 $  528,063       0.0%
    Miroku Jyoho Service Co., Ltd.                                   2,300     53,714       0.0%
    Misawa Homes Co., Ltd.                                          16,900    149,787       0.0%
    MISUMI Group, Inc.                                              15,900    435,621       0.0%
    Mitani Corp.                                                     8,400    333,128       0.0%
    Mitani Sekisan Co., Ltd.                                           800     19,373       0.0%
    Mito Securities Co., Ltd.                                       47,400    163,971       0.0%
    Mitsuba Corp.                                                   26,100    436,181       0.0%
    Mitsubishi Chemical Holdings Corp.                             464,080  4,847,460       0.2%
    Mitsubishi Corp.                                                78,600  1,840,649       0.1%
    Mitsubishi Electric Corp.                                       79,000  1,351,966       0.1%
    Mitsubishi Estate Co., Ltd.                                     13,000    235,749       0.0%
    Mitsubishi Gas Chemical Co., Inc.                               67,795  1,658,434       0.1%
    Mitsubishi Heavy Industries, Ltd.                               20,800    813,840       0.1%
    Mitsubishi Kakoki Kaisha, Ltd.                                   2,100     45,511       0.0%
    Mitsubishi Logisnext Co., Ltd.                                  23,200    170,487       0.0%
#   Mitsubishi Logistics Corp.                                      34,999    906,494       0.1%
    Mitsubishi Materials Corp.                                      47,880  1,820,598       0.1%
    Mitsubishi Motors Corp.                                         20,300    162,559       0.0%
*   Mitsubishi Paper Mills, Ltd.                                    27,200    183,579       0.0%
    Mitsubishi Pencil Co., Ltd.                                      8,250    195,650       0.0%
#   Mitsubishi Research Institute, Inc.                              4,600    136,306       0.0%
    Mitsubishi Shokuhin Co., Ltd.                                    5,700    169,128       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                        11,600    288,831       0.0%
    Mitsubishi Tanabe Pharma Corp.                                   7,900    173,874       0.0%
    Mitsubishi UFJ Financial Group, Inc.                           817,300  5,543,862       0.2%
    Mitsubishi UFJ Financial Group, Inc. Sponsored ADR              16,850    114,411       0.0%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                       180,900    954,416       0.1%
    Mitsuboshi Belting, Ltd.                                        31,000    387,057       0.0%
    Mitsui & Co., Ltd.                                              88,800  1,326,170       0.1%
    Mitsui & Co., Ltd. Sponsored ADR                                   471    141,609       0.0%
    Mitsui Chemicals, Inc.                                          67,600  2,084,508       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                     54,500    713,050       0.1%
    Mitsui Fudosan Co., Ltd.                                        14,200    331,442       0.0%
    Mitsui High-Tec, Inc.                                           18,300    386,345       0.0%
    Mitsui Home Co., Ltd.                                           18,000    119,135       0.0%
    Mitsui Matsushima Co., Ltd.                                      9,400    118,475       0.0%
    Mitsui Mining & Smelting Co., Ltd.                              37,700  1,961,726       0.1%
    Mitsui OSK Lines, Ltd.                                          41,000  1,255,476       0.1%
    Mitsui Sugar Co., Ltd.                                          13,500    461,816       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                                  94,000    292,507       0.0%
    Mitsuuroko Group Holdings Co., Ltd.                             20,300    148,439       0.0%
    Miyaji Engineering Group, Inc.                                   4,500    123,448       0.0%
    Miyazaki Bank, Ltd. (The)                                       10,700    385,274       0.0%
    Miyoshi Oil & Fat Co., Ltd.                                      7,500     98,967       0.0%
    Mizuho Financial Group, Inc.                                 1,617,060  2,938,004       0.1%
    Mizuno Corp.                                                    12,800    364,066       0.0%
    Mochida Pharmaceutical Co., Ltd.                                 3,700    270,874       0.0%
    Modec, Inc.                                                     13,400    308,888       0.0%
#   Monex Group, Inc.                                              162,500    518,238       0.0%
#   Money Partners Group Co., Ltd.                                   4,900     20,296       0.0%
    Monogatari Corp. (The)                                           2,400    176,834       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   MonotaRO Co., Ltd.                                            13,000 $  357,989       0.0%
    MORESCO Corp.                                                  4,600     84,605       0.0%
    Morinaga & Co., Ltd.                                          11,600    658,993       0.0%
    Morinaga Milk Industry Co., Ltd.                              23,700    909,859       0.1%
    Morita Holdings Corp.                                         16,700    287,381       0.0%
    Morito Co., Ltd.                                              11,900    113,443       0.0%
#   Morozoff, Ltd.                                                 1,200     78,734       0.0%
#*  Morpho, Inc.                                                   1,000     41,863       0.0%
    Mory Industries, Inc.                                          4,800    148,947       0.0%
#   MrMax Holdings, Ltd.                                          11,900     78,313       0.0%
    MS&AD Insurance Group Holdings, Inc.                          27,982    950,614       0.1%
    MTI, Ltd.                                                     16,700    100,439       0.0%
    Mugen Estate Co., Ltd.                                        12,100    125,424       0.0%
    Murakami Corp.                                                 2,000     58,683       0.0%
    Murata Manufacturing Co., Ltd.                                 2,013    316,367       0.0%
    Musashi Seimitsu Industry Co., Ltd.                           14,800    471,750       0.0%
    Musashino Bank, Ltd. (The)                                    20,700    672,654       0.0%
    Mutoh Holdings Co., Ltd.                                       1,900     43,416       0.0%
#*  Mynet, Inc.                                                    2,600     40,347       0.0%
#   N Field Co., Ltd.                                              4,000     74,199       0.0%
    Nabtesco Corp.                                                 9,300    369,458       0.0%
    NAC Co., Ltd.                                                  7,600     64,772       0.0%
    Nachi-Fujikoshi Corp.                                        110,000    678,043       0.0%
    Nadex Co., Ltd.                                                3,300     29,269       0.0%
#   Nafco Co., Ltd.                                                  500      7,745       0.0%
    Nagaileben Co., Ltd.                                           1,800     44,913       0.0%
#   Nagano Bank, Ltd. (The)                                        5,800    101,445       0.0%
    Nagano Keiki Co., Ltd.                                         1,900     21,532       0.0%
    Nagase & Co., Ltd.                                            81,000  1,375,858       0.1%
    Nagatanien Holdings Co., Ltd.                                  9,000    107,227       0.0%
    Nagawa Co., Ltd.                                                 400     16,075       0.0%
    Nagoya Railroad Co., Ltd.                                      9,800    220,166       0.0%
    Nakabayashi Co., Ltd.                                         12,000     77,373       0.0%
    Nakamuraya Co., Ltd.                                           1,308     59,029       0.0%
    Nakanishi, Inc.                                                3,000    135,959       0.0%
    Nakano Corp.                                                  13,000     73,779       0.0%
    Nakayama Steel Works, Ltd.                                    16,000    110,644       0.0%
#   Nakayamafuku Co., Ltd.                                           600      4,120       0.0%
    Nakayo, Inc.                                                   1,800     30,934       0.0%
    Namura Shipbuilding Co., Ltd.                                 41,700    258,775       0.0%
    Nankai Electric Railway Co., Ltd.                              7,400    191,311       0.0%
    Nanto Bank, Ltd. (The)                                        16,600    468,317       0.0%
    Narasaki Sangyo Co., Ltd.                                     12,000     40,664       0.0%
    Natori Co., Ltd.                                               4,100     74,183       0.0%
#   ND Software Co., Ltd.                                            500      6,091       0.0%
    NDS Co., Ltd.                                                  2,300     77,678       0.0%
    NEC Capital Solutions, Ltd.                                    7,900    156,116       0.0%
    NEC Corp.                                                     71,200  1,953,702       0.1%
    NEC Networks & System Integration Corp.                       13,000    323,965       0.0%
    NET One Systems Co., Ltd.                                     45,000    558,224       0.0%
    Neturen Co., Ltd.                                             21,400    218,069       0.0%
#*  New Japan Chemical Co., Ltd.                                  25,700     68,013       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#*  New Japan Radio Co., Ltd.                                     10,000 $   89,105       0.0%
*   Nexon Co., Ltd.                                                8,500    228,643       0.0%
#   Nexyz Group Corp.                                              4,000     81,277       0.0%
    NGK Insulators, Ltd.                                          10,000    198,014       0.0%
#   NGK Spark Plug Co., Ltd.                                      19,700    449,576       0.0%
    NH Foods, Ltd.                                                20,000    575,299       0.0%
    NHK Spring Co., Ltd.                                         108,400  1,240,542       0.1%
    Nicca Chemical Co., Ltd.                                       3,500     37,512       0.0%
    Nice Holdings, Inc.                                            5,300     75,136       0.0%
#   Nichi-iko Pharmaceutical Co., Ltd.                            17,200    267,113       0.0%
    Nichia Steel Works, Ltd.                                       2,000      6,000       0.0%
    Nichias Corp.                                                 39,000    507,817       0.0%
    Nichiban Co., Ltd.                                             6,000    134,120       0.0%
    Nichicon Corp.                                                36,800    464,310       0.0%
    Nichiden Corp.                                                 5,000    107,260       0.0%
    Nichiha Corp.                                                 17,500    703,841       0.1%
    NichiiGakkan Co., Ltd.                                        20,500    211,336       0.0%
    Nichimo Co., Ltd.                                              1,300     23,389       0.0%
    Nichirei Corp.                                                56,000  1,441,569       0.1%
    Nichireki Co., Ltd.                                           18,900    238,929       0.0%
    Nichirin Co., Ltd.                                             5,400    197,054       0.0%
    Nifco, Inc.                                                   10,700    698,508       0.1%
    Nihon Chouzai Co., Ltd.                                        3,040     99,510       0.0%
    Nihon Dempa Kogyo Co., Ltd.                                   13,500    105,419       0.0%
    Nihon Dengi Co., Ltd.                                          1,600     42,851       0.0%
    Nihon Denkei Co., Ltd.                                         3,100     52,617       0.0%
    Nihon Eslead Corp.                                             6,000    109,329       0.0%
    Nihon Flush Co., Ltd.                                          1,800     33,507       0.0%
    Nihon House Holdings Co., Ltd.                                29,600    162,731       0.0%
#   Nihon Kagaku Sangyo Co., Ltd.                                  9,700    167,997       0.0%
    Nihon Kohden Corp.                                             8,300    184,768       0.0%
    Nihon M&A Center, Inc.                                        19,400    928,766       0.1%
    Nihon Nohyaku Co., Ltd.                                       38,100    220,620       0.0%
    Nihon Parkerizing Co., Ltd.                                   27,300    447,536       0.0%
    Nihon Plast Co., Ltd.                                          7,200     77,642       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                  9,500    172,449       0.0%
#   Nihon Trim Co., Ltd.                                           1,900     74,212       0.0%
    Nihon Unisys, Ltd.                                            27,500    455,518       0.0%
    Nihon Yamamura Glass Co., Ltd.                                79,000    138,891       0.0%
    Nikkiso Co., Ltd.                                             44,900    421,788       0.0%
    Nikko Co., Ltd.                                                3,800     77,180       0.0%
    Nikkon Holdings Co., Ltd.                                     44,000  1,126,890       0.1%
    Nikon Corp.                                                   27,000    512,756       0.0%
    Nintendo Co., Ltd.                                             1,000    387,962       0.0%
#   Nippi, Inc.                                                    1,199     45,389       0.0%
    Nippo Corp.                                                   30,000    626,418       0.0%
    Nippon Air Conditioning Services Co., Ltd.                     8,000     53,288       0.0%
    Nippon Beet Sugar Manufacturing Co., Ltd.                      9,100    194,391       0.0%
    Nippon Carbide Industries Co., Inc.                            6,100    130,803       0.0%
#   Nippon Carbon Co., Ltd.                                        7,700    337,196       0.0%
    Nippon Ceramic Co., Ltd.                                       3,500     99,841       0.0%
    Nippon Chemi-Con Corp.                                        10,500    364,859       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Nippon Chemical Industrial Co., Ltd.                           4,500 $  103,290       0.0%
    Nippon Chemiphar Co., Ltd.                                     1,600     73,848       0.0%
    Nippon Coke & Engineering Co., Ltd.                          119,300    131,912       0.0%
#   Nippon Commercial Development Co., Ltd.                        5,700     84,078       0.0%
    Nippon Concrete Industries Co., Ltd.                          32,000    135,359       0.0%
#   Nippon Denko Co., Ltd.                                        80,065    338,340       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                               22,600    490,495       0.0%
    Nippon Electric Glass Co., Ltd.                               40,600  1,657,641       0.1%
    Nippon Express Co., Ltd.                                       9,800    621,834       0.0%
#   Nippon Filcon Co., Ltd.                                        6,700     48,962       0.0%
    Nippon Fine Chemical Co., Ltd.                                 6,400     59,881       0.0%
    Nippon Flour Mills Co., Ltd.                                  41,900    642,840       0.0%
    Nippon Gas Co., Ltd.                                          12,900    410,402       0.0%
    Nippon Hume Corp.                                             13,900     96,147       0.0%
    Nippon Kanzai Co., Ltd.                                        4,800     86,488       0.0%
    Nippon Kayaku Co., Ltd.                                       44,000    698,571       0.1%
    Nippon Kinzoku Co., Ltd.                                       2,900     80,433       0.0%
#   Nippon Kodoshi Corp.                                           3,100     63,196       0.0%
    Nippon Koei Co., Ltd.                                         10,700    393,007       0.0%
    Nippon Koshuha Steel Co., Ltd.                                 6,600     55,952       0.0%
    Nippon Light Metal Holdings Co., Ltd.                        459,700  1,353,065       0.1%
#   Nippon Paint Holdings Co., Ltd.                                5,000    176,393       0.0%
    Nippon Paper Industries Co., Ltd.                             68,624  1,365,231       0.1%
    Nippon Parking Development Co., Ltd.                          70,700    103,689       0.0%
    Nippon Pillar Packing Co., Ltd.                               12,800    196,121       0.0%
    Nippon Piston Ring Co., Ltd.                                   5,800    124,545       0.0%
    Nippon Road Co., Ltd. (The)                                    5,100    293,849       0.0%
    Nippon Seiki Co., Ltd.                                        33,000    764,711       0.1%
    Nippon Seisen Co., Ltd.                                        2,400    116,099       0.0%
#*  Nippon Sharyo, Ltd.                                           65,000    183,680       0.0%
*   Nippon Sheet Glass Co., Ltd.                                  63,300    507,514       0.0%
    Nippon Shokubai Co., Ltd.                                      9,200    693,964       0.1%
    Nippon Signal Co., Ltd.                                       35,400    390,705       0.0%
    Nippon Soda Co., Ltd.                                         85,000    531,788       0.0%
    Nippon Steel & Sumikin Bussan Corp.                           11,400    629,409       0.0%
    Nippon Steel & Sumitomo Metal Corp.                           80,906  1,939,759       0.1%
    Nippon Suisan Kaisha, Ltd.                                   188,900  1,155,795       0.1%
    Nippon Systemware Co., Ltd.                                    6,100    120,589       0.0%
    Nippon Thompson Co., Ltd.                                     42,000    244,662       0.0%
    Nippon Valqua Industries, Ltd.                                 9,200    213,434       0.0%
#   Nippon View Hotel Co., Ltd.                                    3,100     38,421       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                                  72,400    159,992       0.0%
*   Nippon Yusen K.K.                                             61,522  1,301,157       0.1%
    Nipro Corp.                                                   69,600  1,014,701       0.1%
    Nishi-Nippon Financial Holdings, Inc.                         83,000    968,486       0.1%
    Nishi-Nippon Railroad Co., Ltd.                                9,000    240,593       0.0%
    Nishikawa Rubber Co., Ltd.                                     1,400     28,792       0.0%
    Nishimatsu Construction Co., Ltd.                             45,000  1,358,559       0.1%
    Nishimatsuya Chain Co., Ltd.                                  28,000    308,165       0.0%
    Nishio Rent All Co., Ltd.                                      9,200    321,248       0.0%
    Nissan Chemical Industries, Ltd.                              10,400    387,914       0.0%
    Nissan Motor Co., Ltd.                                       250,000  2,431,344       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   Nissan Shatai Co., Ltd.                                       44,800 $  479,388       0.0%
    Nissan Tokyo Sales Holdings Co., Ltd.                         18,900     68,126       0.0%
    Nissei ASB Machine Co., Ltd.                                   4,300    191,082       0.0%
    Nissei Build Kogyo Co., Ltd.                                  15,500    176,893       0.0%
    Nissei Plastic Industrial Co., Ltd.                            9,100    121,367       0.0%
#   Nissha Co., Ltd.                                              12,900    414,953       0.0%
    Nisshin Fudosan Co.                                           21,900    154,120       0.0%
    Nisshin Oillio Group, Ltd. (The)                              21,000    689,358       0.0%
    Nisshin Seifun Group, Inc.                                     7,465    131,193       0.0%
#   Nisshin Steel Co., Ltd.                                       36,140    525,231       0.0%
    Nisshinbo Holdings, Inc.                                     110,124  1,322,324       0.1%
    Nissin Corp.                                                  10,200    314,531       0.0%
    Nissin Electric Co., Ltd.                                     29,200    357,431       0.0%
#   Nissin Foods Holdings Co., Ltd.                                2,200    138,527       0.0%
    Nissin Kogyo Co., Ltd.                                        28,200    522,531       0.0%
    Nissin Sugar Co., Ltd.                                         9,400    170,855       0.0%
    Nissui Pharmaceutical Co., Ltd.                                7,600     98,977       0.0%
    Nitori Holdings Co., Ltd.                                      2,200    319,729       0.0%
    Nitta Corp.                                                   11,100    457,845       0.0%
    Nitta Gelatin, Inc.                                            7,100     50,690       0.0%
    Nittan Valve Co., Ltd.                                         6,300     26,259       0.0%
    Nittetsu Mining Co., Ltd.                                      3,800    281,798       0.0%
    Nitto Boseki Co., Ltd.                                        16,800    564,628       0.0%
    Nitto Denko Corp.                                              7,600    706,707       0.1%
    Nitto FC Co., Ltd.                                             9,895     74,477       0.0%
    Nitto Kogyo Corp.                                             19,300    330,801       0.0%
    Nitto Kohki Co., Ltd.                                          5,200    128,843       0.0%
    Nitto Seiko Co., Ltd.                                         19,500    113,004       0.0%
    Nittoc Construction Co., Ltd.                                 27,600    150,291       0.0%
    Nittoku Engineering Co., Ltd.                                  7,700    296,165       0.0%
    Noda Corp.                                                    10,400    121,345       0.0%
    Noevir Holdings Co., Ltd.                                      1,600     96,498       0.0%
    NOF Corp.                                                     26,500    765,858       0.1%
    Nohmi Bosai, Ltd.                                             12,400    209,232       0.0%
    Nojima Corp.                                                  18,600    433,734       0.0%
    NOK Corp.                                                     41,800  1,026,729       0.1%
    Nomura Co., Ltd.                                               9,000    187,823       0.0%
    Nomura Holdings, Inc.                                        210,200  1,202,926       0.1%
    Nomura Holdings, Inc. Sponsored ADR                           13,920     78,509       0.0%
    Nomura Real Estate Holdings, Inc.                             47,600  1,047,703       0.1%
    Nomura Research Institute, Ltd.                                5,082    215,452       0.0%
    Noritake Co., Ltd.                                             7,200    347,017       0.0%
#   Noritsu Koki Co., Ltd.                                        16,000    247,704       0.0%
    Noritz Corp.                                                  22,300    409,736       0.0%
    North Pacific Bank, Ltd.                                     230,700    776,501       0.1%
    Nozawa Corp.                                                   3,700     47,197       0.0%
    NS Solutions Corp.                                             9,800    238,232       0.0%
    NS United Kaiun Kaisha, Ltd.                                   7,400    171,260       0.0%
    NSD Co., Ltd.                                                 11,840    237,013       0.0%
    NSK, Ltd.                                                     43,100    620,574       0.0%
    NTN Corp.                                                    258,000  1,253,181       0.1%
    NTT Data Corp.                                                21,000    244,582       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    NTT DOCOMO, Inc.                                              49,672 $1,202,993       0.1%
    NTT DOCOMO, Inc. Sponsored ADR                                 3,100     75,361       0.0%
    NTT Urban Development Corp.                                    8,000     82,806       0.0%
    Nuflare Technology, Inc.                                       2,100    108,752       0.0%
#   OAK Capital Corp.                                             23,400     60,461       0.0%
    Obara Group, Inc.                                              6,600    381,790       0.0%
    Obayashi Corp.                                                45,300    593,126       0.0%
    Obic Co., Ltd.                                                 2,700    178,716       0.0%
    Odelic Co., Ltd.                                               3,200    142,125       0.0%
    Oenon Holdings, Inc.                                          45,000    131,152       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                               22,600    645,181       0.0%
#   Ohara, Inc.                                                    8,600    168,543       0.0%
    Ohashi Technica, Inc.                                          5,600     83,026       0.0%
    Ohmoto Gumi Co., Ltd.                                            400     16,712       0.0%
    Ohsho Food Service Corp.                                       4,700    196,507       0.0%
#   OIE Sangyo Co., Ltd.                                           1,187     13,212       0.0%
    Oiles Corp.                                                    9,316    183,386       0.0%
    Oita Bank, Ltd. (The)                                          8,200    331,965       0.0%
    Oji Holdings Corp.                                           298,000  1,746,579       0.1%
    Okabe Co., Ltd.                                               21,300    204,251       0.0%
    Okamoto Industries, Inc.                                      24,000    261,130       0.0%
    Okamoto Machine Tool Works, Ltd.                               3,700     99,372       0.0%
    Okamura Corp.                                                 46,800    525,020       0.0%
    Okasan Securities Group, Inc.                                109,000    672,380       0.0%
#   Oki Electric Industry Co., Ltd.                               37,000    516,876       0.0%
    Okinawa Cellular Telephone Co.                                 4,900    169,910       0.0%
    Okinawa Electric Power Co., Inc. (The)                         8,497    194,135       0.0%
    OKK Corp.                                                      6,300     69,999       0.0%
    OKUMA Corp.                                                   14,000    860,548       0.1%
    Okumura Corp.                                                 25,400    972,310       0.1%
    Okura Industrial Co., Ltd.                                    31,000    210,135       0.0%
    Okuwa Co., Ltd.                                               19,000    192,468       0.0%
    Olympic Group Corp.                                            2,300     12,222       0.0%
    Olympus Corp.                                                  7,200    267,946       0.0%
    Omron Corp.                                                    9,700    543,544       0.0%
    ONO Sokki Co., Ltd.                                            4,000     26,418       0.0%
    Onoken Co., Ltd.                                              11,000    187,087       0.0%
    Onward Holdings Co., Ltd.                                     91,000    767,227       0.1%
    Ootoya Holdings Co., Ltd.                                      1,500     26,974       0.0%
    Open House Co., Ltd.                                           9,800    377,762       0.0%
#   OPT Holding, Inc.                                              7,300     79,336       0.0%
    Optex Group Co., Ltd.                                          4,600    190,511       0.0%
    Oracle Corp.                                                   1,000     84,615       0.0%
    Organo Corp.                                                   6,800    179,932       0.0%
#   Orient Corp.                                                  49,700     80,540       0.0%
    Origin Electric Co., Ltd.                                      4,200     75,679       0.0%
    ORIX Corp.                                                   124,900  2,147,481       0.1%
#   Osaka Organic Chemical Industry, Ltd.                         12,000    143,708       0.0%
#   Osaka Soda Co., Ltd.                                           9,200    241,532       0.0%
    Osaka Steel Co., Ltd.                                          9,900    219,047       0.0%
#   OSAKA Titanium Technologies Co., Ltd.                          1,700     26,126       0.0%
    Osaki Electric Co., Ltd.                                      32,000    234,642       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   OSG Corp.                                                     25,000 $  541,120       0.0%
    OSJB Holdings Corp.                                           43,900    136,092       0.0%
    Otsuka Corp.                                                   3,100    211,322       0.0%
    Otsuka Holdings Co., Ltd.                                      7,000    292,422       0.0%
#   Otsuka Kagu, Ltd.                                             10,000     78,939       0.0%
    OUG Holdings, Inc.                                             1,500     36,048       0.0%
    Outsourcing, Inc.                                             21,000    289,507       0.0%
    Oyo Corp.                                                     13,900    212,189       0.0%
    Pacific Industrial Co., Ltd.                                  24,700    321,170       0.0%
#*  Pacific Metals Co., Ltd.                                      10,899    325,897       0.0%
    Pack Corp. (The)                                               4,900    170,265       0.0%
    PAL GROUP Holdings Co., Ltd.                                   7,000    198,991       0.0%
    PALTAC Corp.                                                  19,950    792,335       0.1%
    Paltek Corp.                                                   3,900     30,864       0.0%
    Panasonic Corp.                                               88,423  1,335,130       0.1%
    Panasonic Corp. Sponsored ADR                                 26,580    411,193       0.0%
    Paraca, Inc.                                                   1,700     35,860       0.0%
    Paramount Bed Holdings Co., Ltd.                               7,100    313,104       0.0%
    Parco Co., Ltd.                                               14,506    193,643       0.0%
    Paris Miki Holdings, Inc.                                     15,600     65,059       0.0%
#   Park24 Co., Ltd.                                               6,800    157,184       0.0%
#   Pasco Corp.                                                   13,000     39,478       0.0%
#   Pasona Group, Inc.                                            11,100    156,292       0.0%
#   PC Depot Corp.                                                24,240    185,011       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.                14,400     96,377       0.0%
    Penta-Ocean Construction Co., Ltd.                           116,800    772,699       0.1%
    PIA Corp.                                                      2,000    101,399       0.0%
    Pigeon Corp.                                                   8,400    298,098       0.0%
    Pilot Corp.                                                    9,600    485,374       0.0%
    Piolax, Inc.                                                  15,600    431,574       0.0%
#*  Pioneer Corp.                                                276,400    535,222       0.0%
    Plant Co., Ltd.                                                1,500     17,045       0.0%
    Plenus Co., Ltd.                                               9,500    193,524       0.0%
    Pocket Card Co., Ltd.                                         14,900    140,769       0.0%
    Pola Orbis Holdings, Inc.                                      4,800    152,998       0.0%
    Poletowin Pitcrew Holdings, Inc.                               3,300     52,863       0.0%
    Press Kogyo Co., Ltd.                                         66,900    376,294       0.0%
    Pressance Corp.                                               20,000    269,370       0.0%
    Prestige International, Inc.                                  22,800    245,953       0.0%
    Prima Meat Packers, Ltd.                                      99,000    646,919       0.0%
    Pronexus, Inc.                                                 6,000     72,815       0.0%
#   Prospect Co., Ltd.                                           157,000     73,588       0.0%
    Proto Corp.                                                    3,200     46,057       0.0%
    PS Mitsubishi Construction Co., Ltd.                          20,300    129,818       0.0%
    Punch Industry Co., Ltd.                                       5,200     94,449       0.0%
    Qol Co., Ltd.                                                  6,300    115,869       0.0%
    Quick Co., Ltd.                                                2,400     41,543       0.0%
    Raito Kogyo Co., Ltd.                                         28,500    291,194       0.0%
    Rakuten, Inc.                                                  7,600     81,326       0.0%
    Rasa Corp.                                                     4,200     43,024       0.0%
#   Rasa Industries, Ltd.                                          6,400    128,940       0.0%
#   Raysum Co., Ltd.                                               9,400     83,443       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Relia, Inc.                                                    1,100 $   12,941       0.0%
    Relo Group, Inc.                                              29,000    717,968       0.1%
    Renaissance, Inc.                                              6,300     93,737       0.0%
    Renesas Easton Co., Ltd.                                      10,000     65,367       0.0%
    Rengo Co., Ltd.                                              143,100    937,160       0.1%
#*  Renown, Inc.                                                  44,300     77,768       0.0%
    Resona Holdings, Inc.                                        288,200  1,557,816       0.1%
    Resorttrust, Inc.                                             14,800    291,406       0.0%
    Retail Partners Co., Ltd.                                      3,500     40,657       0.0%
    Rheon Automatic Machinery Co., Ltd.                           12,800    193,458       0.0%
    Rhythm Watch Co., Ltd.                                         5,400    112,996       0.0%
    Riberesute Corp.                                              10,100     90,127       0.0%
    Ricoh Co., Ltd.                                              205,700  1,908,861       0.1%
    Ricoh Leasing Co., Ltd.                                       10,200    366,542       0.0%
#   Ride On Express Holdings Co., Ltd.                             4,500     41,373       0.0%
#   Right On Co., Ltd.                                            11,600     96,289       0.0%
    Riken Corp.                                                    5,600    291,309       0.0%
    Riken Keiki Co., Ltd.                                          7,400    159,950       0.0%
    Riken Technos Corp.                                           27,700    170,618       0.0%
    Riken Vitamin Co., Ltd.                                        2,400     92,168       0.0%
    Ringer Hut Co., Ltd.                                           5,700    123,609       0.0%
    Rinnai Corp.                                                   1,400    119,955       0.0%
    Rion Co., Ltd.                                                 7,200    141,216       0.0%
    Riso Kagaku Corp.                                             11,400    218,501       0.0%
    Riso Kyoiku Co., Ltd.                                          5,400     42,949       0.0%
#   Rock Field Co., Ltd.                                           8,400    147,799       0.0%
    Rohm Co., Ltd.                                                 8,100    754,007       0.1%
    Rohto Pharmaceutical Co., Ltd.                                20,800    480,119       0.0%
    Rokko Butter Co., Ltd.                                         5,000    112,351       0.0%
    Roland DG Corp.                                                6,100    168,772       0.0%
#   Rorze Corp.                                                    1,900     50,310       0.0%
    Round One Corp.                                               53,500    691,364       0.1%
    Royal Holdings Co., Ltd.                                       9,600    248,202       0.0%
#*  RVH, Inc.                                                     13,000     62,267       0.0%
    Ryobi, Ltd.                                                   19,200    494,471       0.0%
    Ryoden Corp.                                                  12,500    193,967       0.0%
    Ryohin Keikaku Co., Ltd.                                       1,500    442,495       0.0%
    Ryosan Co., Ltd.                                              22,000    892,947       0.1%
    Ryoyo Electro Corp.                                           16,900    317,322       0.0%
    S Foods, Inc.                                                  7,200    273,818       0.0%
    S&B Foods, Inc.                                                  200     15,716       0.0%
    Sac's Bar Holdings, Inc.                                      12,150    148,073       0.0%
    Saibu Gas Co., Ltd.                                            6,700    167,608       0.0%
    Saizeriya Co., Ltd.                                            8,100    249,868       0.0%
    Sakai Chemical Industry Co., Ltd.                             12,200    305,095       0.0%
    Sakai Heavy Industries, Ltd.                                   2,600     84,581       0.0%
    Sakai Moving Service Co., Ltd.                                 5,000    290,537       0.0%
    Sakai Ovex Co., Ltd.                                           4,500     92,390       0.0%
    Sakata INX Corp.                                              18,600    358,703       0.0%
    Sakata Seed Corp.                                              1,700     51,403       0.0%
#   Sala Corp.                                                    19,600    131,184       0.0%
    SAMTY Co., Ltd.                                               12,500    178,007       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    San-A Co., Ltd.                                                6,700 $  308,322       0.0%
    San-Ai Oil Co., Ltd.                                          39,800    475,352       0.0%
    San-In Godo Bank, Ltd. (The)                                  99,700    916,904       0.1%
*   Sanden Holdings Corp.                                         15,600    317,158       0.0%
#   Sanei Architecture Planning Co., Ltd.                          5,400    120,175       0.0%
    Sangetsu Corp.                                                26,000    478,506       0.0%
    Sanken Electric Co., Ltd.                                     98,000    616,236       0.0%
    Sanki Engineering Co., Ltd.                                   31,600    363,677       0.0%
    Sanko Gosei, Ltd.                                              6,200     30,874       0.0%
#   Sanko Marketing Foods Co., Ltd.                                  600      5,275       0.0%
    Sanko Metal Industrial Co., Ltd.                               1,700     61,484       0.0%
    Sankyo Co., Ltd.                                              17,900    577,768       0.0%
    Sankyo Frontier Co., Ltd.                                      1,000     25,611       0.0%
    Sankyo Seiko Co., Ltd.                                        21,000     86,884       0.0%
    Sankyo Tateyama, Inc.                                         17,800    260,040       0.0%
    Sankyu, Inc.                                                  26,000  1,074,923       0.1%
    Sanoh Industrial Co., Ltd.                                    16,500    145,881       0.0%
    Sanoyas Holdings Corp.                                        14,700     41,377       0.0%
#   Sanrio Co., Ltd.                                               9,400    155,676       0.0%
    Sansei Technologies, Inc.                                      9,500     80,653       0.0%
#   Sansha Electric Manufacturing Co., Ltd.                        5,900     65,107       0.0%
    Sanshin Electronics Co., Ltd.                                 19,600    297,688       0.0%
    Santen Pharmaceutical Co., Ltd.                                8,500    135,067       0.0%
    Sanwa Holdings Corp.                                          53,000    664,635       0.0%
    Sanyo Chemical Industries, Ltd.                                8,700    456,926       0.0%
    Sanyo Denki Co., Ltd.                                          6,800    451,612       0.0%
    Sanyo Electric Railway Co., Ltd.                               4,400    111,658       0.0%
    Sanyo Housing Nagoya Co., Ltd.                                 8,000     87,085       0.0%
#   Sanyo Shokai, Ltd.                                             8,237    151,809       0.0%
    Sanyo Special Steel Co., Ltd.                                 16,400    420,934       0.0%
    Sanyo Trading Co., Ltd.                                        5,300    137,320       0.0%
    Sapporo Holdings, Ltd.                                        35,400  1,121,776       0.1%
    Sata Construction Co., Ltd.                                    6,200     26,032       0.0%
    Sato Holdings Corp.                                           11,900    289,548       0.0%
    Sato Shoji Corp.                                               4,500     49,001       0.0%
    Satori Electric Co., Ltd.                                     13,000    121,228       0.0%
#   Sawada Holdings Co., Ltd.                                     13,300    118,676       0.0%
    Sawai Pharmaceutical Co., Ltd.                                 9,400    533,171       0.0%
#   Saxa Holdings, Inc.                                            4,800     91,000       0.0%
    SBI Holdings, Inc.                                           108,150  1,706,789       0.1%
    SBS Holdings, Inc.                                            14,300    112,986       0.0%
#   Scala, Inc.                                                   13,400     94,039       0.0%
    SCREEN Holdings Co., Ltd.                                      9,600    752,434       0.1%
    Scroll Corp.                                                  25,900    109,285       0.0%
#   SCSK Corp.                                                     1,655     71,370       0.0%
    Secom Co., Ltd.                                                4,900    373,096       0.0%
    Secom Joshinetsu Co., Ltd.                                       200      6,705       0.0%
    Sega Sammy Holdings, Inc.                                     60,600    853,086       0.1%
    Seibu Electric Industry Co., Ltd.                              2,600     58,132       0.0%
    Seibu Holdings, Inc.                                           7,600    135,871       0.0%
    Seika Corp.                                                    7,600    201,532       0.0%
    Seikitokyu Kogyo Co., Ltd.                                    23,900    135,543       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Seiko Epson Corp.                                             30,800 $  734,989       0.1%
#   Seiko Holdings Corp.                                          23,000    574,206       0.0%
#   Seikoh Giken Co., Ltd.                                           800     14,135       0.0%
    Seino Holdings Co., Ltd.                                      92,600  1,350,979       0.1%
    Seiren Co., Ltd.                                              20,300    354,308       0.0%
    Sekisui Chemical Co., Ltd.                                    32,000    645,898       0.0%
    Sekisui House, Ltd.                                           60,940  1,139,484       0.1%
    Sekisui Jushi Corp.                                           20,800    464,559       0.0%
    Sekisui Plastics Co., Ltd.                                    15,500    203,721       0.0%
    Senko Group Holdings Co., Ltd.                                68,200    494,628       0.0%
    Senshu Electric Co., Ltd.                                      3,700     81,873       0.0%
    Senshu Ikeda Holdings, Inc.                                  171,440    661,930       0.0%
    Senshukai Co., Ltd.                                           24,700    152,883       0.0%
#   Septeni Holdings Co., Ltd.                                    26,100     73,524       0.0%
    Seria Co., Ltd.                                               11,600    660,085       0.0%
    Seven & I Holdings Co., Ltd.                                  12,900    519,927       0.0%
#   Seven Bank, Ltd.                                              77,600    286,988       0.0%
    SFP Holdings Co., Ltd.                                         3,700     60,193       0.0%
#*  Sharp Corp.                                                   22,700    722,134       0.1%
    Shibaura Electronics Co., Ltd.                                 3,600    147,019       0.0%
    Shibaura Mechatronics Corp.                                   20,000     86,611       0.0%
    Shibusawa Warehouse Co., Ltd. (The)                            6,000    111,389       0.0%
    Shibuya Corp.                                                  6,200    238,005       0.0%
#   Shidax Corp.                                                   6,800     26,533       0.0%
    Shiga Bank, Ltd. (The)                                       153,108    878,939       0.1%
    Shikibo, Ltd.                                                  9,100    128,406       0.0%
    Shikoku Bank, Ltd. (The)                                      23,600    368,668       0.0%
    Shikoku Chemicals Corp.                                       18,000    299,570       0.0%
#   Shikoku Electric Power Co., Inc.                              10,100    132,159       0.0%
    Shima Seiki Manufacturing, Ltd.                                7,700    432,976       0.0%
    Shimachu Co., Ltd.                                            33,500    943,469       0.1%
    Shimadzu Corp.                                                16,000    332,674       0.0%
    Shimamura Co., Ltd.                                              900    100,267       0.0%
    Shimane Bank, Ltd. (The)                                       1,300     15,608       0.0%
    Shimizu Bank, Ltd. (The)                                       5,100    171,364       0.0%
    Shimizu Corp.                                                 42,000    494,357       0.0%
    Shimojima Co., Ltd.                                            1,600     16,861       0.0%
    Shin Nippon Air Technologies Co., Ltd.                         9,600    137,898       0.0%
#*  Shin Nippon Biomedical Laboratories, Ltd.                      6,300     30,800       0.0%
    Shin-Etsu Chemical Co., Ltd.                                   9,900  1,044,066       0.1%
    Shin-Etsu Polymer Co., Ltd.                                   31,400    335,851       0.0%
#   Shin-Keisei Electric Railway Co., Ltd.                         1,000     18,956       0.0%
    Shinagawa Refractories Co., Ltd.                               4,300    145,461       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                    5,000    341,310       0.0%
#*  Shinkawa, Ltd.                                                15,200    116,755       0.0%
    Shinko Electric Industries Co., Ltd.                          50,000    385,307       0.0%
    Shinko Plantech Co., Ltd.                                     33,600    290,113       0.0%
    Shinko Shoji Co., Ltd.                                        18,100    335,836       0.0%
    Shinmaywa Industries, Ltd.                                    59,000    580,490       0.0%
    Shinnihon Corp.                                               18,600    165,327       0.0%
#   Shinoken Group Co., Ltd.                                      10,200    250,593       0.0%
    Shinsei Bank, Ltd.                                            35,400    597,402       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Shinsho Corp.                                                  4,800 $  138,206       0.0%
    Shinwa Co. Ltd.                                                2,100     47,716       0.0%
    Shionogi & Co., Ltd.                                           1,000     53,837       0.0%
    Ship Healthcare Holdings, Inc.                                17,400    544,131       0.0%
    Shiseido Co., Ltd.                                            15,500    639,337       0.0%
    Shizuki Electric Co., Inc.                                     3,500     22,347       0.0%
#   Shizuoka Bank, Ltd. (The)                                     84,000    817,455       0.1%
    Shizuoka Gas Co., Ltd.                                        45,400    354,730       0.0%
    Shobunsha Publications, Inc.                                   5,200     34,593       0.0%
    Shoei Co., Ltd.                                                1,100     36,931       0.0%
#   Shoei Foods Corp.                                              8,500    342,249       0.0%
    Shofu, Inc.                                                    6,100     73,502       0.0%
*   Shoko Co., Ltd.                                               44,000     45,378       0.0%
    Showa Aircraft Industry Co., Ltd.                              2,822     34,929       0.0%
    Showa Corp.                                                   35,600    466,637       0.0%
    Showa Denko K.K.                                              87,900  2,945,258       0.1%
#*  Showa Holdings Co., Ltd.                                      19,200     18,370       0.0%
    Showa Sangyo Co., Ltd.                                         8,400    219,064       0.0%
    Showa Shell Sekiyu K.K.                                       48,600    573,346       0.0%
    Sigma Koki Co., Ltd.                                             900     14,370       0.0%
#   Siix Corp.                                                     9,400    400,192       0.0%
    Sinanen Holdings Co., Ltd.                                     5,200    116,273       0.0%
    Sinfonia Technology Co., Ltd.                                 83,000    337,783       0.0%
    Sinko Industries, Ltd.                                        10,500    170,955       0.0%
    Sintokogio, Ltd.                                              29,600    344,484       0.0%
    SK-Electronics Co., Ltd.                                       7,500     81,039       0.0%
    SKY Perfect JSAT Holdings, Inc.                              113,700    527,198       0.0%
    SMC Corp.                                                        400    153,024       0.0%
    SMK Corp.                                                     34,000    160,682       0.0%
    SMS Co., Ltd.                                                  9,300    280,157       0.0%
    SNT Corp.                                                      8,200     55,136       0.0%
#   Sodick Co., Ltd.                                              31,600    437,288       0.0%
    Soft99 Corp.                                                   4,000     40,242       0.0%
    SoftBank Group Corp.                                           1,200    106,347       0.0%
#   Softbank Technology Corp.                                      4,600     85,934       0.0%
#   Softbrain Co., Ltd.                                           10,100     37,028       0.0%
    Software Service, Inc.                                           400     18,428       0.0%
    Sogo Medical Co., Ltd.                                         5,000    277,437       0.0%
    Sohgo Security Services Co., Ltd.                              8,000    385,423       0.0%
    Sojitz Corp.                                                 476,500  1,438,085       0.1%
    Soken Chemical & Engineering Co., Ltd.                         5,200    113,164       0.0%
    Sompo Holdings, Inc.                                          40,250  1,617,857       0.1%
    Sony Corp.                                                    26,100  1,091,885       0.1%
    Sony Corp. Sponsored ADR                                      57,811  2,509,575       0.1%
    Sony Financial Holdings, Inc.                                  8,700    144,537       0.0%
    Sotetsu Holdings, Inc.                                         6,000    154,799       0.0%
    Sotoh Co., Ltd.                                                4,900     49,775       0.0%
#   Sourcenext Corp.                                               8,100     51,009       0.0%
    Space Co., Ltd.                                                2,000     30,761       0.0%
    Sparx Group Co., Ltd.                                         26,300     64,848       0.0%
    SPK Corp.                                                      1,082     31,298       0.0%
    Square Enix Holdings Co., Ltd.                                 7,700    310,506       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    SRA Holdings                                                   2,600 $   74,102       0.0%
    Srg Takamiya Co., Ltd.                                        11,700     71,145       0.0%
    ST Corp.                                                       2,200     54,486       0.0%
    St Marc Holdings Co., Ltd.                                     7,800    235,697       0.0%
    Stanley Electric Co., Ltd.                                    12,600    465,122       0.0%
    Star Mica Co., Ltd.                                            2,800     39,888       0.0%
    Star Micronics Co., Ltd.                                       9,900    174,535       0.0%
    Start Today Co., Ltd.                                         14,100    386,194       0.0%
    Starts Corp., Inc.                                            12,000    325,453       0.0%
    Starzen Co., Ltd.                                              3,900    190,776       0.0%
    Stella Chemifa Corp.                                           7,800    300,733       0.0%
    Step Co., Ltd.                                                 3,800     52,388       0.0%
*   Striders Corp.                                                 2,000      9,282       0.0%
    Studio Alice Co., Ltd.                                         6,600    152,694       0.0%
    Subaru Corp.                                                   5,800    200,385       0.0%
    Subaru Enterprise Co., Ltd.                                    1,200     83,002       0.0%
    Sugi Holdings Co., Ltd.                                        1,600     81,203       0.0%
    Sugimoto & Co., Ltd.                                           5,800     89,713       0.0%
    Sumco Corp.                                                   55,900  1,231,285       0.1%
#   Sumida Corp.                                                  14,600    254,807       0.0%
    Suminoe Textile Co., Ltd.                                     43,000    121,058       0.0%
#   Sumiseki Holdings, Inc.                                       12,200     17,806       0.0%
    Sumitomo Bakelite Co., Ltd.                                  113,000    918,937       0.1%
    Sumitomo Chemical Co., Ltd.                                  458,000  3,218,754       0.1%
    Sumitomo Corp.                                                77,400  1,119,521       0.1%
#   Sumitomo Dainippon Pharma Co., Ltd.                            7,600    108,469       0.0%
    Sumitomo Densetsu Co., Ltd.                                   12,900    261,554       0.0%
    Sumitomo Electric Industries, Ltd.                           126,600  2,155,407       0.1%
    Sumitomo Forestry Co., Ltd.                                   52,900    890,840       0.1%
    Sumitomo Heavy Industries, Ltd.                               45,600  1,915,860       0.1%
    Sumitomo Metal Mining Co., Ltd.                               26,500  1,045,467       0.1%
    Sumitomo Mitsui Construction Co., Ltd.                        64,060    394,647       0.0%
    Sumitomo Mitsui Financial Group, Inc.                         88,341  3,539,180       0.2%
    Sumitomo Mitsui Trust Holdings, Inc.                          23,800    939,382       0.1%
    Sumitomo Osaka Cement Co., Ltd.                              264,000  1,209,055       0.1%
    Sumitomo Precision Products Co., Ltd.                         20,000     64,714       0.0%
    Sumitomo Realty & Development Co., Ltd.                        6,000    200,953       0.0%
    Sumitomo Riko Co., Ltd.                                       27,400    266,119       0.0%
    Sumitomo Rubber Industries, Ltd.                              76,800  1,458,256       0.1%
    Sumitomo Seika Chemicals Co., Ltd.                             8,600    456,892       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                            94,000    645,219       0.0%
#   Sun Corp.                                                     15,300    104,198       0.0%
    Sun Frontier Fudousan Co., Ltd.                               21,900    263,667       0.0%
    Sun-Wa Technos Corp.                                           6,200    117,045       0.0%
    Suncall Corp.                                                  4,700     29,415       0.0%
    Sundrug Co., Ltd.                                              3,200    139,259       0.0%
    Suruga Bank, Ltd.                                             14,400    327,868       0.0%
    Suzuden Corp.                                                  1,400     17,625       0.0%
    Suzuken Co., Ltd.                                             30,560  1,101,623       0.1%
    Suzuki Co., Ltd.                                               2,600     23,596       0.0%
    Suzuki Motor Corp.                                            13,800    755,871       0.1%
*   SWCC Showa Holdings Co., Ltd.                                 19,500    182,249       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Systena Corp.                                                  5,500 $  170,539       0.0%
    T Hasegawa Co., Ltd.                                          13,400    272,232       0.0%
    T RAD Co., Ltd.                                                5,900    244,874       0.0%
    T&D Holdings, Inc.                                            57,700    900,158       0.1%
    T&K Toka Co., Ltd.                                            12,300    143,216       0.0%
    T-Gaia Corp.                                                   8,300    168,908       0.0%
#*  Tabuchi Electric Co., Ltd.                                    16,500     43,900       0.0%
    Tachi-S Co., Ltd.                                             20,000    375,673       0.0%
    Tachibana Eletech Co., Ltd.                                    9,520    161,310       0.0%
    Tachikawa Corp.                                                8,200     96,906       0.0%
#   Tadano, Ltd.                                                  64,200    978,442       0.1%
    Taihei Dengyo Kaisha, Ltd.                                    11,500    293,635       0.0%
    Taiheiyo Cement Corp.                                         49,568  1,981,161       0.1%
    Taiheiyo Kouhatsu, Inc.                                        6,300     55,997       0.0%
    Taiho Kogyo Co., Ltd.                                         13,600    203,440       0.0%
    Taikisha, Ltd.                                                 9,000    262,116       0.0%
    Taiko Bank, Ltd. (The)                                         5,600    128,991       0.0%
    Taiko Pharmaceutical Co., Ltd.                                 5,100    105,438       0.0%
    Taisei Corp.                                                   9,000    498,663       0.0%
    Taisei Lamick Co., Ltd.                                        2,900     79,161       0.0%
    Taisho Pharmaceutical Holdings Co., Ltd.                         800     60,925       0.0%
    Taiyo Holdings Co., Ltd.                                       4,200    201,819       0.0%
    Taiyo Nippon Sanso Corp.                                      25,000    300,178       0.0%
    Taiyo Yuden Co., Ltd.                                         74,900  1,307,702       0.1%
    Takamatsu Construction Group Co., Ltd.                         9,100    247,990       0.0%
    Takano Co., Ltd.                                               4,800     52,094       0.0%
    Takaoka Toko Co., Ltd.                                         8,664    141,636       0.0%
    Takara Holdings, Inc.                                         14,600    142,817       0.0%
    Takara Leben Co., Ltd.                                        58,400    268,456       0.0%
    Takara Standard Co., Ltd.                                     27,100    463,339       0.0%
    Takasago International Corp.                                   9,700    337,429       0.0%
    Takasago Thermal Engineering Co., Ltd.                        22,800    401,447       0.0%
    Takashima & Co., Ltd.                                          2,600     51,922       0.0%
    Takashimaya Co., Ltd.                                        117,000  1,076,506       0.1%
    Take And Give Needs Co., Ltd.                                  9,470     72,414       0.0%
    TAKEBISHI Corp.                                                2,200     30,852       0.0%
    Takeda Pharmaceutical Co., Ltd.                               10,200    575,126       0.0%
    Takeei Corp.                                                  17,000    171,488       0.0%
    Takeuchi Manufacturing Co., Ltd.                              24,300    514,756       0.0%
    Taki Chemical Co., Ltd.                                          800     36,043       0.0%
    Takihyo Co., Ltd.                                              3,400     70,122       0.0%
    Takisawa Machine Tool Co., Ltd.                                5,000     91,215       0.0%
    Takuma Co., Ltd.                                              32,000    393,662       0.0%
    Tama Home Co., Ltd.                                           14,600     94,679       0.0%
    Tamron Co., Ltd.                                               8,500    177,462       0.0%
    Tamura Corp.                                                  42,000    287,358       0.0%
    Tanseisha Co., Ltd.                                           13,650    162,341       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.                     31,000    227,379       0.0%
    Tayca Corp.                                                   11,500    270,697       0.0%
#   Tazmo Co., Ltd.                                                3,400     63,106       0.0%
    TBK Co., Ltd.                                                 14,600     67,211       0.0%
    TDC Soft, Inc.                                                 1,200     12,073       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    TDK Corp.                                                     22,000 $1,690,464       0.1%
#*  Teac Corp.                                                    23,000      9,143       0.0%
    TechMatrix Corp.                                               3,200     48,039       0.0%
    Techno Ryowa, Ltd.                                             7,000     49,987       0.0%
    TechnoPro Holdings, Inc.                                       2,200    100,866       0.0%
#   Tecnos Japan, Inc.                                             2,900     28,323       0.0%
    Teijin, Ltd.                                                  68,200  1,443,470       0.1%
    Teikoku Electric Manufacturing Co., Ltd.                       5,200     55,107       0.0%
    Teikoku Sen-I Co., Ltd.                                       11,600    246,170       0.0%
    Teikoku Tsushin Kogyo Co., Ltd.                                3,200     32,147       0.0%
    Tekken Corp.                                                   4,500    150,910       0.0%
    Tenma Corp.                                                   10,600    220,313       0.0%
    Tenpos Busters Co., Ltd.                                       2,200     38,885       0.0%
    Terumo Corp.                                                   1,400     58,338       0.0%
    THK Co., Ltd.                                                 27,400    999,448       0.1%
    Tigers Polymer Corp.                                           5,900     41,954       0.0%
    TIS, Inc.                                                     37,000  1,151,429       0.1%
    TKC Corp.                                                      7,500    236,068       0.0%
    Toa Corp.(6894434)                                            16,300    172,311       0.0%
*   Toa Corp.(6894508)                                            12,300    267,311       0.0%
    Toa Oil Co., Ltd.                                             44,000     58,529       0.0%
    TOA ROAD Corp.                                                 3,100    127,506       0.0%
#   Toabo Corp.                                                    3,800     20,851       0.0%
    Toagosei Co., Ltd.                                            79,500  1,031,054       0.1%
    Tobishima Corp.                                              135,800    202,672       0.0%
    Tobu Store Co., Ltd.                                           1,900     51,564       0.0%
    TOC Co., Ltd.                                                 15,400    138,599       0.0%
    Tocalo Co., Ltd.                                               8,600    347,027       0.0%
    Tochigi Bank, Ltd. (The)                                      51,000    232,448       0.0%
    Toda Corp.                                                   122,000    993,958       0.1%
#   Toda Kogyo Corp.                                               3,100    128,931       0.0%
    Toei Animation Co., Ltd.                                         900     81,458       0.0%
    Toei Co., Ltd.                                                 4,600    499,068       0.0%
    Toell Co., Ltd.                                                1,700     14,567       0.0%
    Toenec Corp.                                                   4,800    140,140       0.0%
#   Togami Electric Manufacturing Co., Ltd.                        2,000     40,941       0.0%
    Toho Bank, Ltd. (The)                                        138,000    532,689       0.0%
    Toho Co., Ltd.(6895200)                                        4,900    162,343       0.0%
    Toho Co., Ltd.(6895211)                                        3,000     75,893       0.0%
    Toho Gas Co., Ltd.                                             4,600    128,610       0.0%
#   Toho Holdings Co., Ltd.                                       39,100    768,587       0.1%
#   Toho Titanium Co., Ltd.                                       21,200    191,015       0.0%
    Toho Zinc Co., Ltd.                                           11,200    545,496       0.0%
    Tohoku Bank, Ltd. (The)                                        4,100     56,528       0.0%
    Tohto Suisan Co., Ltd.                                         1,600     29,350       0.0%
    Tokai Carbon Co., Ltd.                                       113,600  1,135,188       0.1%
    Tokai Corp.                                                    4,100    184,040       0.0%
    TOKAI Holdings Corp.                                          56,600    452,546       0.0%
    Tokai Lease Co., Ltd.                                            500      9,384       0.0%
    Tokai Rika Co., Ltd.                                          41,300    869,286       0.1%
    Tokai Tokyo Financial Holdings, Inc.                         117,000    765,943       0.1%
    Token Corp.                                                    3,320    400,334       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Tokio Marine Holdings, Inc.                                   28,116 $1,212,002       0.1%
    Tokushu Tokai Paper Co., Ltd.                                  7,100    286,299       0.0%
#   Tokuyama Corp.                                                27,800    788,879       0.1%
    Tokyo Broadcasting System Holdings, Inc.                      13,800    281,001       0.0%
    Tokyo Century Corp.                                           13,000    567,053       0.0%
    Tokyo Dome Corp.                                              59,800    561,520       0.0%
    Tokyo Electron Device, Ltd.                                    5,000     97,769       0.0%
    Tokyo Electron, Ltd.                                           9,300  1,637,541       0.1%
    Tokyo Energy & Systems, Inc.                                  17,000    197,831       0.0%
#   Tokyo Individualized Educational Institute, Inc.               8,200     72,276       0.0%
#   Tokyo Keiki, Inc.                                              8,400    113,083       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                                    14,500    530,265       0.0%
    Tokyo Radiator Manufacturing Co., Ltd.                         4,000     35,898       0.0%
    Tokyo Rakutenchi Co., Ltd.                                     1,000     51,428       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                             8,300    129,184       0.0%
    Tokyo Sangyo Co., Ltd.                                         8,200     38,618       0.0%
    Tokyo Seimitsu Co., Ltd.                                      15,600    620,165       0.0%
    Tokyo Steel Manufacturing Co., Ltd.                           48,100    415,442       0.0%
    Tokyo Tatemono Co., Ltd.                                      59,500    834,686       0.1%
    Tokyo Tekko Co., Ltd.                                          4,800     90,805       0.0%
    Tokyo Theatres Co., Inc.                                       5,100     65,594       0.0%
    Tokyo TY Financial Group, Inc.                                20,687    558,616       0.0%
    Tokyotokeiba Co., Ltd.                                         5,700    173,448       0.0%
    Tokyu Construction Co., Ltd.                                  44,430    391,282       0.0%
    Tokyu Fudosan Holdings Corp.                                 255,982  1,678,245       0.1%
    Tokyu Recreation Co., Ltd.                                     3,853     31,246       0.0%
    Toli Corp.                                                    35,000    127,237       0.0%
    Tomato Bank, Ltd.                                              3,400     47,451       0.0%
    Tomoe Corp.                                                   20,300     84,387       0.0%
#   Tomoe Engineering Co., Ltd.                                    6,200    118,419       0.0%
    Tomoegawa Co., Ltd.                                            6,000     16,844       0.0%
    Tomoku Co., Ltd.                                               8,000    149,278       0.0%
    TOMONY Holdings, Inc.                                        100,500    484,027       0.0%
    Tomy Co., Ltd.                                                37,200    601,869       0.0%
    Tonami Holdings Co., Ltd.                                      4,000    199,299       0.0%
    Topcon Corp.                                                  29,800    630,078       0.0%
    Toppan Forms Co., Ltd.                                        34,800    360,104       0.0%
    Toppan Printing Co., Ltd.                                     86,000    874,940       0.1%
    Topre Corp.                                                   22,400    659,614       0.0%
    Topy Industries, Ltd.                                         12,400    423,656       0.0%
    Toray Industries, Inc.                                        53,000    536,447       0.0%
    Torex Semiconductor, Ltd.                                      1,600     26,531       0.0%
    Toridoll Holdings Corp.                                       11,300    362,868       0.0%
    Torigoe Co., Ltd. (The)                                        8,000     65,745       0.0%
    Torii Pharmaceutical Co., Ltd.                                11,300    306,540       0.0%
    Torishima Pump Manufacturing Co., Ltd.                        14,500    150,508       0.0%
    Tosei Corp.                                                   24,800    244,261       0.0%
#*  Toshiba Corp.                                                181,000    523,284       0.0%
    Toshiba Machine Co., Ltd.                                     84,000    521,566       0.0%
    Toshiba Plant Systems & Services Corp.                        18,500    319,113       0.0%
    Toshiba TEC Corp.                                             83,000    484,069       0.0%
    Tosho Co., Ltd.                                                5,400    149,141       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Tosho Printing Co., Ltd.                                      15,000 $  144,423       0.0%
    Tosoh Corp.                                                   90,500  1,953,056       0.1%
    Totetsu Kogyo Co., Ltd.                                        8,070    270,239       0.0%
    TOTO, Ltd.                                                     7,499    367,256       0.0%
    Tottori Bank, Ltd. (The)                                       4,400     70,533       0.0%
    Toukei Computer Co., Ltd.                                      2,100     63,900       0.0%
    Tow Co., Ltd.                                                  9,600     75,857       0.0%
    Towa Bank, Ltd. (The)                                         23,000    244,228       0.0%
    Towa Corp.                                                    14,400    249,362       0.0%
    Towa Pharmaceutical Co., Ltd.                                  5,700    294,805       0.0%
    Toyo Construction Co., Ltd.                                   47,500    240,457       0.0%
    Toyo Corp.                                                    15,100    141,062       0.0%
#   Toyo Denki Seizo K.K.                                          4,800     85,238       0.0%
#   Toyo Engineering Corp.                                        20,399    243,848       0.0%
    Toyo Ink SC Holdings Co., Ltd.                               133,000    783,265       0.1%
    Toyo Kanetsu K.K.                                              6,600    250,012       0.0%
    Toyo Kohan Co., Ltd.                                          34,800    148,797       0.0%
    Toyo Machinery & Metal Co., Ltd.                              12,000     92,306       0.0%
    Toyo Securities Co., Ltd.                                     44,000    123,106       0.0%
    Toyo Seikan Group Holdings, Ltd.                              60,000  1,061,276       0.1%
    Toyo Sugar Refining Co., Ltd.                                    800      8,746       0.0%
    Toyo Suisan Kaisha, Ltd.                                       4,400    169,268       0.0%
    Toyo Tanso Co., Ltd.                                           9,500    268,192       0.0%
    Toyo Tire & Rubber Co., Ltd.                                  46,700  1,056,660       0.1%
    Toyo Wharf & Warehouse Co., Ltd.                               3,700     62,525       0.0%
    Toyobo Co., Ltd.                                              57,900  1,115,295       0.1%
    Toyoda Gosei Co., Ltd.                                        35,000    855,820       0.1%
    Toyota Boshoku Corp.                                          15,100    304,079       0.0%
    Toyota Industries Corp.                                        7,600    467,791       0.0%
    Toyota Motor Corp.                                            73,263  4,544,215       0.2%
#   Toyota Motor Corp. Sponsored ADR                              36,827  4,566,548       0.2%
    Toyota Tsusho Corp.                                           55,000  2,000,379       0.1%
    TPR Co., Ltd.                                                 10,700    378,271       0.0%
    Trancom Co., Ltd.                                              3,300    200,512       0.0%
    Transcosmos, Inc.                                             10,900    254,198       0.0%
    Trend Micro, Inc.                                              4,200    225,219       0.0%
    Trusco Nakayama Corp.                                         20,800    532,171       0.0%
    Trust Tech, Inc.                                               1,200     34,949       0.0%
    TS Tech Co., Ltd.                                             34,400  1,231,997       0.1%
    TSI Holdings Co., Ltd.                                        51,305    430,002       0.0%
    Tsubakimoto Chain Co.                                         80,000    689,428       0.0%
    Tsubakimoto Kogyo Co., Ltd.                                      800     20,694       0.0%
#*  Tsudakoma Corp.                                               40,000     71,894       0.0%
    Tsugami Corp.                                                 33,000    317,826       0.0%
    Tsukada Global Holdings, Inc.                                  9,800     50,318       0.0%
    Tsukamoto Corp. Co., Ltd.                                        300      3,407       0.0%
    Tsukishima Kikai Co., Ltd.                                    22,700    272,662       0.0%
    Tsukuba Bank, Ltd.                                            66,900    247,452       0.0%
#   Tsukui Corp.                                                  30,400    218,726       0.0%
    Tsumura & Co.                                                 15,800    587,229       0.0%
    Tsuruha Holdings, Inc.                                         2,200    272,762       0.0%
    Tsurumi Manufacturing Co., Ltd.                               12,300    208,467       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Tsutsumi Jewelry Co., Ltd.                                    4,900 $   86,654       0.0%
    TV Asahi Holdings Corp.                                      16,800    338,319       0.0%
    Tv Tokyo Holdings Corp.                                       9,900    207,223       0.0%
#*  U-Shin, Ltd.                                                 13,200     89,168       0.0%
    UACJ Corp.                                                   23,907    704,950       0.1%
    Ube Industries, Ltd.                                         65,120  2,000,491       0.1%
    Uchida Yoko Co., Ltd.                                         6,200    196,683       0.0%
    Uchiyama Holdings Co., Ltd.                                   2,300     10,963       0.0%
    Ueki Corp.                                                    1,800     43,155       0.0%
    UKC Holdings Corp.                                           11,100    191,054       0.0%
    Ulvac, Inc.                                                  23,400  1,657,750       0.1%
#   Umenohana Co., Ltd.                                             600     14,999       0.0%
    Uniden Holdings Corp.                                        54,000    171,865       0.0%
    Union Tool Co.                                                4,700    151,945       0.0%
    Unipres Corp.                                                31,400    847,793       0.1%
    United Arrows, Ltd.                                           7,000    262,358       0.0%
    United Super Markets Holdings, Inc.                          36,300    338,879       0.0%
*   Unitika, Ltd.                                                13,600    120,040       0.0%
#   Universal Entertainment Corp.                                13,000    423,495       0.0%
    Unizo Holdings Co., Ltd.                                     14,800    393,735       0.0%
    Urbanet Corp. Co., Ltd.                                      16,300     49,046       0.0%
    Ushio, Inc.                                                  88,100  1,222,896       0.1%
    USS Co., Ltd.                                                10,200    206,191       0.0%
#*  UT Group Co., Ltd.                                           10,900    223,452       0.0%
    Utoc Corp.                                                    7,500     35,297       0.0%
#   V Technology Co., Ltd.                                        1,200    209,997       0.0%
    Valor Holdings Co., Ltd.                                     21,300    484,426       0.0%
    Vector, Inc.                                                 10,800    142,805       0.0%
    VIA Holdings, Inc.                                            3,000     21,796       0.0%
    Village Vanguard Co., Ltd.                                    2,700     27,274       0.0%
    Vital KSK Holdings, Inc.                                     27,600    224,098       0.0%
    Vitec Holdings Co., Ltd.                                      5,000     84,784       0.0%
#   VT Holdings Co., Ltd.                                        39,600    215,567       0.0%
#   W-Scope Corp.                                                 2,200     41,380       0.0%
    Wacoal Holdings Corp.                                        46,000  1,314,809       0.1%
    Wakachiku Construction Co., Ltd.                              9,500    158,591       0.0%
    Wakita & Co., Ltd.                                           28,500    350,597       0.0%
    Warabeya Nichiyo Holdings Co., Ltd.                          10,300    255,012       0.0%
    Watahan & Co., Ltd.                                           3,300     73,718       0.0%
    WATAMI Co., Ltd.                                              8,100    105,627       0.0%
    Watts Co., Ltd.                                               1,700     17,449       0.0%
    WDB Holdings Co., Ltd.                                        1,900     46,284       0.0%
    Weathernews, Inc.                                             1,700     54,949       0.0%
    Welcia Holdings Co., Ltd.                                     7,600    288,437       0.0%
    Wellnet Corp.                                                 4,000     42,987       0.0%
#   West Holdings Corp.                                          15,900    104,429       0.0%
    WIN-Partners Co., Ltd.                                        2,000     24,640       0.0%
    Wood One Co., Ltd.                                            1,200     20,429       0.0%
    World Holdings Co., Ltd.                                      3,200    102,968       0.0%
    Wowow, Inc.                                                   4,400    137,164       0.0%
    Xebio Holdings Co., Ltd.                                     21,000    402,010       0.0%
#   YAC Holdings Co., Ltd.                                        6,500     65,803       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Yachiyo Industry Co., Ltd.                                     3,900 $   52,269       0.0%
    Yahagi Construction Co., Ltd.                                 18,600    168,447       0.0%
    Yaizu Suisankagaku Industry Co., Ltd.                          5,700     61,307       0.0%
    Yakult Honsha Co., Ltd.                                        1,700    140,553       0.0%
    YAMABIKO Corp.                                                22,700    308,893       0.0%
#   Yamada Denki Co., Ltd.                                       137,808    733,028       0.1%
#   Yamagata Bank, Ltd. (The)                                     19,599    461,596       0.0%
    Yamaguchi Financial Group, Inc.                               75,000    908,490       0.1%
    Yamaha Corp.                                                  18,500    726,897       0.1%
    Yamaha Motor Co., Ltd.                                        18,400    552,232       0.0%
    Yamaichi Electronics Co., Ltd.                                10,500    218,117       0.0%
    Yamanashi Chuo Bank, Ltd. (The)                              106,000    472,098       0.0%
    Yamatane Corp.                                                 6,800    121,465       0.0%
    Yamato Corp.                                                  10,100     74,890       0.0%
    Yamato Holdings Co., Ltd.                                     12,700    259,661       0.0%
    Yamato Kogyo Co., Ltd.                                        29,300    783,747       0.1%
    Yamaya Corp.                                                   2,600     54,676       0.0%
    Yamazaki Baking Co., Ltd.                                     25,800    464,398       0.0%
    Yamazen Corp.                                                 20,000    228,663       0.0%
    Yaoko Co., Ltd.                                                5,800    284,682       0.0%
    Yashima Denki Co., Ltd.                                        2,000     16,966       0.0%
#   Yaskawa Electric Corp.                                        31,800  1,139,419       0.1%
    Yasuda Logistics Corp.                                        10,800     90,182       0.0%
#   Yasunaga Corp.                                                 3,200     96,449       0.0%
    Yellow Hat, Ltd.                                               9,900    303,759       0.0%
    Yodogawa Steel Works, Ltd.                                    17,000    497,925       0.0%
    Yokogawa Bridge Holdings Corp.                                23,700    505,409       0.0%
    Yokogawa Electric Corp.                                       26,400    501,500       0.0%
#   Yokohama Reito Co., Ltd.                                      32,200    306,247       0.0%
    Yokohama Rubber Co., Ltd. (The)                               61,199  1,375,879       0.1%
    Yokowo Co., Ltd.                                               5,600     73,112       0.0%
    Yomeishu Seizo Co., Ltd.                                       6,100    121,551       0.0%
    Yomiuri Land Co., Ltd.                                         2,500    105,035       0.0%
    Yondenko Corp.                                                 2,400     66,830       0.0%
#   Yondoshi Holdings, Inc.                                        3,500     96,270       0.0%
#   Yonex Co., Ltd.                                               10,000     72,907       0.0%
    Yorozu Corp.                                                  15,500    315,350       0.0%
    Yoshinoya Holdings Co., Ltd.                                   9,700    161,336       0.0%
#   Yuasa Funashoku Co., Ltd.                                      1,500     44,869       0.0%
    Yuasa Trading Co., Ltd.                                        9,500    350,248       0.0%
    Yuken Kogyo Co., Ltd.                                          2,300     54,378       0.0%
#   Yume No Machi Souzou Iinkai Co., Ltd.                          2,900     40,776       0.0%
#   Yumeshin Holdings Co., Ltd.                                    5,500     38,808       0.0%
    Yurtec Corp.                                                  30,000    262,148       0.0%
    Yusen Logistics Co., Ltd.                                     12,900    150,407       0.0%
    Yushiro Chemical Industry Co., Ltd.                            6,300     95,282       0.0%
    Yutaka Giken Co., Ltd.                                           600     13,598       0.0%
    Zappallas, Inc.                                                5,000     18,992       0.0%
    Zenitaka Corp. (The)                                           2,200    110,643       0.0%
    Zenkoku Hosho Co., Ltd.                                        5,800    238,315       0.0%
    Zenrin Co., Ltd.                                              11,600    368,593       0.0%
    Zensho Holdings Co., Ltd.                                     31,700    587,556       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
JAPAN -- (Continued)
    Zeon Corp.                                                   103,000 $  1,371,313       0.1%
    ZERIA Pharmaceutical Co., Ltd.                                12,100      212,031       0.0%
*   ZIGExN Co., Ltd.                                               4,800       66,137       0.0%
    Zojirushi Corp.                                               17,100      154,339       0.0%
    Zuiko Corp.                                                    1,900       63,924       0.0%
    Zuken, Inc.                                                   12,000      213,404       0.0%
                                                                         ------------      ----
TOTAL JAPAN                                                               637,292,495      25.2%
                                                                         ------------      ----
NETHERLANDS -- (2.6%)
    Aalberts Industries NV                                        59,921    2,954,750       0.1%
    ABN AMRO Group NV                                             29,953      925,079       0.0%
    Accell Group                                                  16,914      516,556       0.0%
    Aegon NV(5927375)                                            423,635    2,501,078       0.1%
    Aegon NV(007924103)                                            8,969       52,647       0.0%
*   AFC Ajax NV                                                       70          847       0.0%
    Akzo Nobel NV                                                 22,016    1,987,623       0.1%
#*  Altice NV Class A                                              2,923       55,124       0.0%
    AMG Advanced Metallurgical Group NV                           20,949    1,002,625       0.1%
    Amsterdam Commodities NV                                       9,499      266,469       0.0%
    APERAM SA                                                     36,339    1,954,042       0.1%
    Arcadis NV                                                    52,117    1,204,717       0.1%
#*  ArcelorMittal(03938L203)                                      99,497    2,845,602       0.1%
*   ArcelorMittal(BYPBS67)                                        25,558      731,877       0.0%
    ASM International NV                                          33,844    2,268,022       0.1%
    ASML Holding NV                                                8,114    1,466,546       0.1%
    BE Semiconductor Industries NV                                25,635    2,014,455       0.1%
    Beter Bed Holding NV                                           8,345      170,758       0.0%
#   BinckBank NV                                                  47,020      239,653       0.0%
    Boskalis Westminster                                          71,783    2,565,991       0.1%
#   Brunel International NV                                       12,816      217,861       0.0%
    Coca-Cola European Partners P.L.C.                             6,785      278,313       0.0%
    Corbion NV                                                    44,480    1,486,209       0.1%
    Flow Traders                                                   8,699      216,280       0.0%
    ForFarmers NV                                                  7,951       97,201       0.0%
*   Fugro NV                                                      57,948      746,995       0.0%
    Gemalto NV                                                    23,503      930,140       0.0%
*   Heijmans NV                                                   20,193      215,394       0.0%
    Heineken NV                                                    6,899      672,189       0.0%
    Hunter Douglas NV                                              2,925      236,840       0.0%
    IMCD Group NV                                                  4,718      296,735       0.0%
    ING Groep NV                                                 201,957    3,732,057       0.2%
#   ING Groep NV Sponsored ADR                                    45,326      839,437       0.0%
    KAS Bank NV                                                   13,273      153,968       0.0%
    Kendrion NV                                                    9,232      403,686       0.0%
#   Koninklijke Ahold Delhaize NV                                219,005    4,120,633       0.2%
    Koninklijke Ahold Delhaize NV Sponsored ADR                   31,776      597,670       0.0%
    Koninklijke BAM Groep NV                                     153,309      866,004       0.0%
    Koninklijke DSM NV                                            33,278    2,839,201       0.1%
    Koninklijke KPN NV                                           354,163    1,218,629       0.1%
    Koninklijke Philips NV(5986622)                               25,715    1,047,961       0.1%
    Koninklijke Philips NV(500472303)                             45,594    1,859,779       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
NETHERLANDS -- (Continued)
    Koninklijke Vopak NV                                          44,182 $ 1,912,334       0.1%
    Nederland Apparatenfabriek                                     2,519     117,523       0.0%
    NN Group NV                                                   59,230   2,480,405       0.1%
#*  OCI NV                                                        17,420     413,252       0.0%
#   Ordina NV                                                     92,413     159,834       0.0%
    PostNL NV                                                    133,769     570,120       0.0%
    Randstad Holding NV                                           28,467   1,751,350       0.1%
    Refresco Group NV                                             28,655     662,539       0.0%
    RELX NV                                                       68,627   1,549,377       0.1%
    RELX NV Sponsored ADR                                          8,411     190,089       0.0%
*   Rhi Magnesita NV                                               7,622     338,190       0.0%
    SBM Offshore NV                                              125,047   2,231,604       0.1%
    Sligro Food Group NV                                          14,942     672,068       0.0%
*   Telegraaf Media Groep NV                                       7,861      52,210       0.0%
    TKH Group NV                                                  26,815   1,805,707       0.1%
*   TomTom NV                                                     78,280     891,825       0.0%
#   Unilever NV                                                   12,047     699,809       0.0%
    Van Lanschot Kempen NV                                         9,158     277,889       0.0%
    Wessanen                                                      35,887     681,611       0.0%
    Wolters Kluwer NV                                             51,007   2,499,983       0.1%
                                                                         -----------       ---
TOTAL NETHERLANDS                                                         68,755,362       2.7%
                                                                         -----------       ---
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd.                                            143,616     852,650       0.1%
    Air New Zealand, Ltd.                                        408,488     922,832       0.1%
    Arvida Group, Ltd.                                            50,724      41,320       0.0%
    Auckland International Airport, Ltd.                          35,962     153,274       0.0%
#   CBL Corp., Ltd.                                               17,086      34,386       0.0%
    Chorus, Ltd.                                                 248,075     681,740       0.1%
    Chorus, Ltd. ADR                                                 462       6,270       0.0%
    Comvita, Ltd.                                                  8,282      48,220       0.0%
    Contact Energy, Ltd.                                          77,234     303,972       0.0%
    EBOS Group, Ltd.                                              32,180     387,608       0.0%
    Evolve Education Group, Ltd.                                  24,565      12,603       0.0%
    Fisher & Paykel Healthcare Corp., Ltd.                        58,638     531,857       0.0%
    Fletcher Building, Ltd.(6341606)                             175,427     884,893       0.1%
#   Fletcher Building, Ltd.(6341617)                               3,803      18,952       0.0%
    Fonterra Co-operative Group, Ltd.                              7,404      32,270       0.0%
    Freightways, Ltd.                                             50,209     263,139       0.0%
    Genesis Energy, Ltd.                                          84,844     142,228       0.0%
    Gentrack Group, Ltd.                                          14,435      54,327       0.0%
    Hallenstein Glasson Holdings, Ltd.                             5,478      12,522       0.0%
    Heartland Bank, Ltd.                                         260,729     338,969       0.0%
    Infratil, Ltd.                                               116,980     257,389       0.0%
    Investore Property, Ltd.                                      47,400      43,508       0.0%
    Kathmandu Holdings, Ltd.                                     102,583     168,611       0.0%
    Mainfreight, Ltd.                                             38,801     649,498       0.0%
    Mercury NZ, Ltd.                                              38,932      87,644       0.0%
#   Meridian Energy, Ltd.                                         36,642      71,485       0.0%
    Metlifecare, Ltd.                                            131,972     522,131       0.0%
#   Metro Performance Glass, Ltd.                                 86,994      58,929       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
NEW ZEALAND -- (Continued)
*   New Zealand Oil & Gas, Ltd.                                   26,575 $    13,186       0.0%
    New Zealand Refining Co., Ltd. (The)                         116,803     201,450       0.0%
    NZME, Ltd.                                                    54,625      34,323       0.0%
    NZX, Ltd.                                                     86,239      69,707       0.0%
    PGG Wrightson, Ltd.                                           54,156      20,761       0.0%
#   Port of Tauranga, Ltd.                                        60,037     187,963       0.0%
    Restaurant Brands New Zealand, Ltd.                           38,638     179,378       0.0%
#   Ryman Healthcare, Ltd.                                        26,446     168,359       0.0%
    Sanford, Ltd.                                                  4,644      25,093       0.0%
    Scales Corp., Ltd.                                            46,357     123,727       0.0%
    Skellerup Holdings, Ltd.                                      84,592     103,692       0.0%
    SKY Network Television, Ltd.                                 162,877     278,769       0.0%
    SKYCITY Entertainment Group, Ltd.                            292,834     779,560       0.1%
    Spark New Zealand, Ltd.                                      246,760     621,716       0.0%
    Steel & Tube Holdings, Ltd.                                   62,620      85,723       0.0%
    Summerset Group Holdings, Ltd.                               181,491     604,901       0.0%
#*  Synlait Milk, Ltd.                                            20,345     114,335       0.0%
    Tilt Renewables, Ltd.                                          8,621      11,504       0.0%
    Tourism Holdings, Ltd.                                        85,291     296,424       0.0%
*   Tower, Ltd.                                                   64,178      35,591       0.0%
    Trade Me Group, Ltd.                                         189,968     586,657       0.0%
    Trustpower, Ltd.                                               8,621      34,327       0.0%
    Turners Automotive Group, Ltd.                                14,368      30,483       0.0%
    Vector, Ltd.                                                  33,846      78,032       0.0%
    Vista Group International, Ltd.                                4,066      14,418       0.0%
    Warehouse Group, Ltd. (The)                                   50,707      73,244       0.0%
*   Xero, Ltd.                                                     8,400     197,841       0.0%
    Z Energy, Ltd.                                                25,240     127,304       0.0%
                                                                         -----------       ---
TOTAL NEW ZEALAND                                                         12,681,695       0.5%
                                                                         -----------       ---
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA                               222,851     154,697       0.0%
    AF Gruppen ASA                                                 2,703      42,066       0.0%
*   Akastor ASA                                                  111,833     257,967       0.0%
    Aker ASA Class A                                              14,329     649,209       0.0%
    Aker BP ASA                                                   29,337     675,829       0.1%
*   Aker Solutions ASA                                            86,645     476,428       0.0%
#   American Shipping Co. ASA                                     39,390     110,800       0.0%
*   Archer, Ltd.                                                  16,523      19,784       0.0%
    Atea ASA                                                      46,433     585,771       0.0%
    Austevoll Seafood ASA                                         71,323     713,896       0.1%
#*  Avance Gas Holding, Ltd.                                      36,194      87,426       0.0%
#*  Axactor AB                                                   264,607      95,378       0.0%
    Bakkafrost P/F                                                14,734     658,374       0.0%
    Bonheur ASA                                                   15,871     160,665       0.0%
    Borregaard ASA                                                30,394     292,930       0.0%
#*  BW LPG, Ltd.                                                  52,043     195,647       0.0%
*   BW Offshore, Ltd.                                             70,604     231,974       0.0%
    DNB ASA                                                       46,929     905,701       0.1%
*   DNO ASA                                                       82,820     100,622       0.0%
#*  DOF ASA                                                      272,524      28,727       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
NORWAY -- (Continued)
    Ekornes ASA                                                     10,311 $  144,630       0.0%
    Entra ASA                                                        9,648    132,785       0.0%
#*  Fred Olsen Energy ASA                                           31,264     86,094       0.0%
#   Frontline, Ltd.                                                 49,954    305,659       0.0%
    Gjensidige Forsikring ASA                                       10,181    191,593       0.0%
    Golar LNG, Ltd.                                                  3,400     71,842       0.0%
    Grieg Seafood ASA                                               30,694    291,449       0.0%
#*  Hexagon Composites ASA                                          31,640    106,455       0.0%
    Hoegh LNG Holdings, Ltd.                                        10,793     85,465       0.0%
*   Kongsberg Automotive ASA                                       310,793    365,786       0.0%
    Kongsberg Gruppen ASA                                            4,995     91,175       0.0%
*   Kvaerner ASA                                                   180,852    346,061       0.0%
    Leroy Seafood Group ASA                                         48,910    293,727       0.0%
#   Marine Harvest ASA                                              26,487    517,283       0.0%
#*  NEL ASA                                                        201,474     68,773       0.0%
*   Nordic Semiconductor ASA                                        40,223    201,674       0.0%
    Norsk Hydro ASA                                                 95,508    739,074       0.1%
#*  Norwegian Air Shuttle ASA                                        5,505    155,858       0.0%
*   Norwegian Finans Holding ASA                                    11,175    139,627       0.0%
    Ocean Yield ASA                                                 25,862    230,547       0.0%
*   Odfjell Drilling, Ltd.                                          47,026    188,684       0.0%
    Odfjell SE Class A                                               5,645     19,679       0.0%
    Olav Thon Eiendomsselskap ASA                                    4,655     92,062       0.0%
    Opera Software ASA                                              44,454    127,369       0.0%
#   Orkla ASA                                                       19,888    194,807       0.0%
#*  Petroleum Geo-Services ASA                                     244,109    401,544       0.0%
#*  Prosafe SE                                                       3,434      6,941       0.0%
#   Protector Forsikring ASA                                        33,236    362,187       0.0%
*   Q-Free ASA                                                       3,734      3,765       0.0%
#*  REC Silicon ASA                                              1,496,873    195,759       0.0%
    Salmar ASA                                                      11,015    328,412       0.0%
    Scatec Solar ASA                                                21,401    123,118       0.0%
    Schibsted ASA Class A                                            1,854     47,800       0.0%
    Schibsted ASA Class B                                            3,368     79,037       0.0%
    Selvaag Bolig ASA                                                3,666     13,386       0.0%
*   Sevan Marine ASA                                                11,522     18,630       0.0%
    Skandiabanken ASA                                                1,834     18,600       0.0%
*   Solstad Farstad ASA                                             10,176      7,426       0.0%
#*  Songa Offshore                                                  31,100    221,471       0.0%
    SpareBank 1 SMN                                                  1,641     17,044       0.0%
    SpareBank 1 SR-Bank ASA                                         80,770    894,635       0.1%
#   Statoil ASA                                                    108,270  2,199,777       0.1%
    Statoil ASA Sponsored ADR                                        7,412    150,538       0.0%
    Stolt-Nielsen, Ltd.                                             18,611    262,304       0.0%
    Storebrand ASA                                                 152,709  1,307,951       0.1%
    Subsea 7 SA                                                    103,439  1,743,706       0.1%
#   Telenor ASA                                                      9,437    200,383       0.0%
    TGS NOPEC Geophysical Co. ASA                                   40,193    924,046       0.1%
    Tomra Systems ASA                                               35,644    497,603       0.0%
#   Treasure ASA                                                    54,160    100,713       0.0%
    Veidekke ASA                                                    20,561    230,388       0.0%
*   Wallenius Wilhelmsen Logistics                                  32,962    189,132       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
NORWAY -- (Continued)
    Wilh Wilhelmsen Holding ASA Class A                              8,431 $   246,971       0.0%
    XXL ASA                                                          5,167      55,721       0.0%
    Yara International ASA                                          12,796     607,716       0.0%
                                                                           -----------       ---
TOTAL NORWAY                                                                23,088,753       0.9%
                                                                           -----------       ---
PORTUGAL -- (0.3%)
    Altri SGPS SA                                                   51,633     329,845       0.0%
#*  Banco Comercial Portugues SA Class R                         8,312,836   2,484,119       0.1%
    CTT-Correios de Portugal SA                                     38,692     227,805       0.0%
    EDP Renovaveis SA                                              112,147     927,298       0.1%
    Galp Energia SGPS SA                                            78,751   1,464,143       0.1%
    Jeronimo Martins SGPS SA                                        12,685     230,476       0.0%
    Mota-Engil SGPS SA                                              83,856     336,771       0.0%
    Navigator Co. SA (The)                                         192,471     981,600       0.1%
    NOS SGPS SA                                                    100,941     604,793       0.0%
#   REN - Redes Energeticas Nacionais SGPS SA                       57,026     181,089       0.0%
    Semapa-Sociedade de Investimento e Gestao                       21,850     436,764       0.0%
    Sonae Capital SGPS SA                                           82,383      81,739       0.0%
    Sonae SGPS SA                                                  757,556     906,935       0.0%
    Teixeira Duarte SA                                              31,098      11,480       0.0%
                                                                           -----------       ---
TOTAL PORTUGAL                                                               9,204,857       0.4%
                                                                           -----------       ---
SINGAPORE -- (1.2%)
    Accordia Golf Trust                                            457,700     251,860       0.0%
    Amara Holdings, Ltd.                                            90,000      37,649       0.0%
#   Ascendas India Trust                                           201,700     170,123       0.0%
*   Banyan Tree Holdings, Ltd.                                     139,800      63,116       0.0%
    Bonvests Holdings, Ltd.                                         30,000      31,475       0.0%
    Boustead Projects, Ltd.                                         26,174      16,688       0.0%
    Boustead Singapore, Ltd.                                       160,432     106,070       0.0%
    Breadtalk Group, Ltd.                                           64,000      73,963       0.0%
    Bukit Sembawang Estates, Ltd.                                   62,900     293,042       0.0%
    Bund Center Investment, Ltd.                                    22,000      12,431       0.0%
    CapitaLand, Ltd.                                               254,901     686,446       0.0%
    Centurion Corp., Ltd.                                          167,400      68,859       0.0%
    China Aviation Oil Singapore Corp., Ltd.                        82,100     106,660       0.0%
    Chip Eng Seng Corp., Ltd.                                      277,800     195,692       0.0%
    CITIC Envirotech, Ltd.                                          49,400      27,937       0.0%
    City Developments, Ltd.                                         63,600     604,001       0.0%
#   Civmec, Ltd.                                                   140,800      58,301       0.0%
    ComfortDelGro Corp., Ltd.                                      217,600     322,583       0.0%
*   COSCO Shipping International Singapore Co., Ltd.               535,300     114,000       0.0%
    CSE Global, Ltd.                                               418,700     115,299       0.0%
#   CWT, Ltd.                                                      163,000     278,363       0.0%
    Dairy Farm International Holdings, Ltd.                          7,300      59,704       0.0%
    DBS Group Holdings, Ltd.                                        96,315   1,608,321       0.1%
    Del Monte Pacific, Ltd.                                        222,059      50,522       0.0%
    Delfi, Ltd.                                                     22,300      24,216       0.0%
    Duty Free International, Ltd.                                  126,400      25,520       0.0%
*   Dyna-Mac Holdings, Ltd.                                        230,000      23,154       0.0%
    Elec & Eltek International Co., Ltd.                            14,000      21,842       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SINGAPORE -- (Continued)
#*  Ezion Holdings, Ltd.                                         1,544,544 $  223,223       0.0%
#*  Ezra Holdings, Ltd.                                          1,882,853     76,256       0.0%
*   Falcon Energy Group, Ltd.                                      203,000      9,230       0.0%
    Far East Orchard, Ltd.                                         109,684    124,648       0.0%
#   First Resources, Ltd.                                          153,800    222,330       0.0%
    Food Empire Holdings, Ltd.                                     115,500     54,681       0.0%
    Fragrance Group, Ltd.                                          222,000     27,683       0.0%
    Frasers Centrepoint, Ltd.                                      203,900    311,079       0.0%
    Frencken Group, Ltd.                                           210,000     92,491       0.0%
    Fu Yu Corp., Ltd.                                              274,500     40,329       0.0%
*   Gallant Venture, Ltd.                                          254,500     25,397       0.0%
    Genting Singapore P.L.C.                                       132,500    118,597       0.0%
    Geo Energy Resources, Ltd.                                     256,300     56,442       0.0%
    GL, Ltd.                                                       181,400    123,203       0.0%
    Golden Agri-Resources, Ltd.                                  4,808,400  1,393,628       0.1%
#   Golden Energy & Resources, Ltd.                                 70,900     24,436       0.0%
    Great Eastern Holdings, Ltd.                                     3,000     57,738       0.0%
    GSH Corp., Ltd.                                                 32,600     13,034       0.0%
#   GuocoLand, Ltd.                                                139,933    245,610       0.0%
*   Halcyon Agri Corp., Ltd.                                       145,408     63,447       0.0%
#   Hanwell Holdings, Ltd.                                         237,300     56,518       0.0%
    Haw Par Corp., Ltd.                                             46,000    411,684       0.0%
    Hi-P International, Ltd.                                       148,500    203,830       0.0%
    Hiap Hoe, Ltd.                                                  39,000     25,027       0.0%
    Ho Bee Land, Ltd.                                              148,100    274,983       0.0%
    Hong Fok Corp., Ltd.                                           229,480    149,870       0.0%
    Hong Leong Asia, Ltd.                                           49,000     44,029       0.0%
    Hotel Grand Central, Ltd.                                        6,335      6,878       0.0%
    Hour Glass, Ltd. (The)                                         108,000     53,953       0.0%
    Hutchison Port Holdings Trust                                2,517,000  1,082,323       0.1%
    Hwa Hong Corp., Ltd.                                            21,000      5,229       0.0%
    Hyflux, Ltd.                                                   455,600    163,787       0.0%
    Indofood Agri Resources, Ltd.                                  619,900    204,401       0.0%
    Japfa, Ltd.                                                    307,700    133,359       0.0%
    Jardine Cycle & Carriage, Ltd.                                   6,644    192,121       0.0%
    k1 Ventures, Ltd.                                              113,100     60,955       0.0%
    Keppel Corp., Ltd.                                             224,600  1,236,258       0.1%
    Keppel Infrastructure Trust                                    535,062    217,836       0.0%
    Keppel Telecommunications & Transportation, Ltd.                63,400     70,230       0.0%
    Koh Brothers Group, Ltd.                                       175,000     46,844       0.0%
#*  KrisEnergy, Ltd.                                               137,300     10,708       0.0%
    KSH Holdings, Ltd.                                              70,125     47,870       0.0%
    Lian Beng Group, Ltd.                                          252,000    149,847       0.0%
    Low Keng Huat Singapore, Ltd.                                   78,000     39,783       0.0%
#   M1, Ltd.                                                       131,700    173,917       0.0%
#   Mandarin Oriental International, Ltd.                           61,000    134,110       0.0%
    Metro Holdings, Ltd.                                           393,700    362,467       0.0%
*   Midas Holdings, Ltd.                                         1,120,000    172,718       0.0%
*   Nam Cheong, Ltd.                                               600,000      8,803       0.0%
    Nera Telecommunications, Ltd.                                   43,000     11,687       0.0%
#*  Noble Group, Ltd.                                              825,090    173,269       0.0%
    NSL, Ltd.                                                       11,500     11,689       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SINGAPORE -- (Continued)
    Olam International, Ltd.                                     222,100 $  382,997       0.0%
    OUE, Ltd.                                                    253,600    383,222       0.0%
    Oversea-Chinese Banking Corp., Ltd.                          125,487  1,095,956       0.1%
    Overseas Education, Ltd.                                      31,900      8,768       0.0%
    Oxley Holdings, Ltd.                                         118,000     62,743       0.0%
*   Pacc Offshore Services Holdings, Ltd.                         77,200     18,998       0.0%
    Pan-United Corp., Ltd.                                        58,750     25,000       0.0%
*   Penguin International, Ltd.                                  101,800     24,311       0.0%
    Perennial Real Estate Holdings, Ltd.                          21,100     13,701       0.0%
#   Q&M Dental Group Singapore, Ltd.                             111,700     54,491       0.0%
    QAF, Ltd.                                                     97,253     88,135       0.0%
#*  Raffles Education Corp., Ltd.                                497,420    122,078       0.0%
#   Raffles Medical Group, Ltd.                                  259,449    215,046       0.0%
    RHT Health Trust                                             492,300    303,518       0.0%
    Riverstone Holdings, Ltd.                                     55,600     43,027       0.0%
    Rotary Engineering, Ltd.                                     130,000     42,869       0.0%
#*  Rowsley, Ltd.                                                711,600     67,886       0.0%
    SATS, Ltd.                                                   117,380    404,888       0.0%
    SembCorp Industries, Ltd.                                    591,500  1,432,583       0.1%
#   SembCorp Marine, Ltd.                                        179,700    254,781       0.0%
    Sheng Siong Group, Ltd.                                      248,200    172,070       0.0%
    SHS Holdings, Ltd.                                           141,000     22,761       0.0%
    SIA Engineering Co., Ltd.                                     10,100     24,157       0.0%
#   SIIC Environment Holdings, Ltd.                              676,160    262,963       0.0%
    Sinarmas Land, Ltd.                                          694,700    216,477       0.0%
    Sing Investments & Finance, Ltd.                              13,500     15,851       0.0%
    Singapore Airlines, Ltd.                                     203,900  1,536,662       0.1%
    Singapore Exchange, Ltd.                                      44,400    249,869       0.0%
#   Singapore Post, Ltd.                                         379,400    357,656       0.0%
#   Singapore Press Holdings, Ltd.                                77,300    153,077       0.0%
    Singapore Technologies Engineering, Ltd.                      65,800    167,985       0.0%
    Singapore Telecommunications, Ltd.                           144,400    397,384       0.0%
#*  Sino Grandness Food Industry Group, Ltd.                     672,726    103,770       0.0%
    Stamford Land Corp., Ltd.                                    217,000     81,964       0.0%
    StarHub, Ltd.                                                124,600    240,481       0.0%
    Sunningdale Tech, Ltd.                                       103,800    175,891       0.0%
*   SunVic Chemical Holdings, Ltd.                               184,600      8,817       0.0%
#*  Swiber Holdings, Ltd.                                        189,500      2,836       0.0%
*   Tat Hong Holdings, Ltd.                                      286,400     97,670       0.0%
    Tiong Woon Corp. Holding, Ltd.                                68,000     14,235       0.0%
    Tuan Sing Holdings, Ltd.                                     183,531     55,832       0.0%
#   UMS Holdings, Ltd.                                           259,062    200,500       0.0%
    United Engineers, Ltd.                                       362,800    702,834       0.1%
#   United Industrial Corp., Ltd.                                131,984    318,836       0.0%
    United Overseas Bank, Ltd.                                    74,282  1,341,956       0.1%
    UOB-Kay Hian Holdings, Ltd.                                  112,387    111,698       0.0%
    UOL Group, Ltd.                                              209,087  1,386,595       0.1%
    UPP Holdings, Ltd.                                           134,000     25,589       0.0%
    Valuetronics Holdings, Ltd.                                  124,300     94,409       0.0%
    Venture Corp., Ltd.                                           85,000  1,215,048       0.1%
    Vibrant Group, Ltd.                                          171,233     49,139       0.0%
    Wee Hur Holdings, Ltd.                                       112,000     23,459       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SINGAPORE -- (Continued)
    Wheelock Properties Singapore, Ltd.                            206,500 $   303,041       0.0%
    Wilmar International, Ltd.                                     125,300     311,803       0.0%
    Wing Tai Holdings, Ltd.                                        535,168     942,183       0.1%
    Yeo Hiap Seng, Ltd.                                             10,160       9,400       0.0%
*   Yongnam Holdings, Ltd.                                         223,500      55,748       0.0%
    Zhongmin Baihui Retail Group, Ltd.                               7,900       5,561       0.0%
                                                                           -----------       ---
TOTAL SINGAPORE                                                             31,189,507       1.2%
                                                                           -----------       ---
SPAIN -- (2.0%)
    Abertis Infraestructuras SA                                     18,166     392,902       0.0%
    Acciona SA                                                      20,550   1,701,626       0.1%
    Acerinox SA                                                     52,707     757,236       0.0%
    ACS Actividades de Construccion y Servicios SA                  15,358     605,382       0.0%
*   Adveo Group International SA                                    10,419      33,360       0.0%
    Almirall SA                                                     20,805     201,367       0.0%
    Amadeus IT Group SA                                             26,130   1,772,891       0.1%
#*  Amper SA                                                       348,604      77,957       0.0%
    Applus Services SA                                              19,854     277,632       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA                   24,791     254,749       0.0%
    Banco Bilbao Vizcaya Argentaria SA                             287,796   2,516,623       0.1%
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR                63,912     558,591       0.0%
    Banco de Sabadell SA                                         2,409,751   4,824,833       0.2%
    Banco Santander SA                                             949,100   6,434,241       0.3%
#   Banco Santander SA Sponsored ADR                               133,956     902,864       0.1%
    Bankia SA                                                       97,456     465,081       0.0%
    Bankinter SA                                                   107,876   1,017,997       0.1%
*   Baron de Ley                                                       844     108,342       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                            27,067     929,724       0.1%
#   CaixaBank SA                                                   360,657   1,687,292       0.1%
    Cellnex Telecom SA                                              15,064     373,918       0.0%
    Cia de Distribucion Integral Logista Holdings SA                 5,847     136,980       0.0%
    Cie Automotive SA                                               18,407     547,005       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                    9,050     372,661       0.0%
#*  Deoleo SA                                                      312,391      65,336       0.0%
    Distribuidora Internacional de Alimentacion SA                 185,484     907,199       0.1%
#*  Duro Felguera SA                                                21,132      13,047       0.0%
    Ebro Foods SA                                                   21,785     524,014       0.0%
*   eDreams ODIGEO SA                                               37,385     115,792       0.0%
    Elecnor SA                                                       6,222      87,926       0.0%
    Enagas SA                                                       38,067   1,096,472       0.1%
    Ence Energia y Celulosa SA                                      70,958     411,619       0.0%
    Endesa SA                                                       20,253     463,556       0.0%
    Ercros SA                                                       85,372     276,318       0.0%
    Euskaltel SA                                                    44,771     358,526       0.0%
    Faes Farma SA                                                   89,221     302,365       0.0%
    Ferrovial SA                                                    17,624     382,739       0.0%
    Fluidra SA                                                       9,372      94,938       0.0%
    Gas Natural SDG SA                                              31,276     669,229       0.0%
    Grifols SA                                                      13,116     410,464       0.0%
    Grupo Catalana Occidente SA                                     20,580     866,283       0.1%
*   Grupo Empresarial San Jose SA                                    8,089      28,652       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SPAIN -- (Continued)
#*  Grupo Ezentis SA                                              87,009 $    57,578       0.0%
    Iberdrola SA                                                 296,371   2,394,979       0.1%
    Iberpapel Gestion SA                                           2,508      78,231       0.0%
*   Indra Sistemas SA                                             33,989     488,414       0.0%
    Laboratorios Farmaceuticos Rovi SA                             1,703      31,774       0.0%
*   Liberbank SA                                                 330,659     152,875       0.0%
    Mapfre SA                                                    608,829   1,991,174       0.1%
    Mediaset Espana Comunicacion SA                               49,694     540,123       0.0%
    Melia Hotels International SA                                 20,570     281,375       0.0%
    Miquel y Costas & Miquel SA                                    5,409     195,972       0.0%
    NH Hotel Group SA                                             85,418     540,051       0.0%
*   Obrascon Huarte Lain SA                                      108,136     606,398       0.0%
*   Pharma Mar SA                                                 46,851     178,962       0.0%
#*  Promotora de Informaciones SA Class A                         12,695      44,942       0.0%
    Prosegur Cia de Seguridad SA                                  87,348     666,589       0.0%
#*  Quabit Inmobiliaria SA                                        29,263      56,154       0.0%
*   Realia Business SA                                            21,924      28,067       0.0%
    Red Electrica Corp. SA                                        28,152     623,356       0.0%
    Repsol SA                                                    224,372   4,204,596       0.2%
    Repsol SA Sponsored ADR                                       10,805     203,107       0.0%
*   Sacyr SA                                                     331,015     850,482       0.0%
    Saeta Yield SA                                                 1,367      15,265       0.0%
    Siemens Gamesa Renewable Energy SA                            83,465   1,210,225       0.1%
#*  Solaria Energia y Medio Ambiente SA                           45,965      76,308       0.0%
    Talgo SA                                                      20,552     100,770       0.0%
#   Tecnicas Reunidas SA                                          12,705     409,065       0.0%
    Telefonica SA                                                 82,112     860,984       0.1%
    Telefonica SA Sponsored ADR                                   94,790     986,764       0.1%
*   Tubacex SA                                                    44,867     159,424       0.0%
#*  Tubos Reunidos SA                                             77,956      82,154       0.0%
    Vidrala SA                                                     7,153     646,757       0.0%
    Viscofan SA                                                   12,366     748,541       0.0%
*   Vocento SA                                                    14,286      24,842       0.0%
    Zardoya Otis SA                                               52,760     571,514       0.0%
                                                                         -----------       ---
TOTAL SPAIN                                                               54,133,541       2.2%
                                                                         -----------       ---
SWEDEN -- (2.6%)
    AAK AB                                                         7,291     589,241       0.0%
    Acando AB                                                     84,854     287,908       0.0%
    AddLife AB                                                     3,964      78,164       0.0%
    AddTech AB Class B                                            13,298     294,651       0.0%
    AF AB Class B                                                 29,270     603,015       0.0%
    Alfa Laval AB                                                 12,261     310,509       0.0%
#   Alimak Group AB                                                2,827      50,649       0.0%
*   Arise AB                                                       1,403       2,279       0.0%
    Assa Abloy AB Class B                                         27,834     586,820       0.0%
#   Atlas Copco AB Class B                                         2,803     111,274       0.0%
    Atrium Ljungberg AB Class B                                    6,004      99,595       0.0%
    Attendo AB                                                     1,789      21,037       0.0%
#   Avanza Bank Holding AB                                         7,719     290,956       0.0%
    Axfood AB                                                     19,709     356,376       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SWEDEN -- (Continued)
*   BE Group AB                                                    6,863 $   43,436       0.0%
    Beijer Alma AB                                                10,632    342,918       0.0%
*   Beijer Electronics Group AB                                    1,092      4,203       0.0%
    Beijer Ref AB                                                  5,568    194,255       0.0%
    Bergman & Beving AB                                           11,595    131,918       0.0%
#   Betsson AB                                                    38,153    299,398       0.0%
    Bilia AB Class A                                              44,354    397,423       0.0%
    BillerudKorsnas AB                                            69,289  1,192,534       0.1%
    BioGaia AB Class B                                             4,998    181,703       0.0%
#*  BioInvent International AB                                    51,099     15,929       0.0%
    Biotage AB                                                    10,917     97,199       0.0%
#   Bjorn Borg AB                                                  8,838     35,256       0.0%
    Boliden AB                                                   124,690  4,363,123       0.2%
    Bonava AB                                                        977     14,099       0.0%
    Bonava AB Class B                                             35,928    523,217       0.0%
    Bravida Holding AB                                             3,983     27,193       0.0%
    Bufab AB                                                       4,543     54,246       0.0%
    Bulten AB                                                     14,473    205,295       0.0%
    Bure Equity AB                                                41,070    507,625       0.0%
#   Byggmax Group AB                                              46,910    319,296       0.0%
    Capio AB                                                       6,332     32,226       0.0%
    Castellum AB                                                  31,900    511,875       0.0%
    Catena AB                                                        574     10,213       0.0%
#   Cavotec SA                                                     4,767     14,908       0.0%
    Clas Ohlson AB Class B                                        17,247    298,179       0.0%
    Cloetta AB Class B                                           100,581    340,113       0.0%
*   Collector AB                                                   4,511     47,619       0.0%
    Com Hem Holding AB                                            44,285    664,806       0.0%
    Concentric AB                                                 24,609    413,262       0.0%
    Concordia Maritime AB Class B                                 17,237     25,624       0.0%
    Dios Fastigheter AB                                           20,038    131,655       0.0%
    Dometic Group AB                                              30,107    261,766       0.0%
    Doro AB                                                       12,612     73,039       0.0%
    Duni AB                                                       18,660    278,016       0.0%
    Dustin Group AB                                               13,068    117,061       0.0%
    Eastnine AB                                                   16,972    154,052       0.0%
#   Elanders AB Class B                                            5,372     58,591       0.0%
    Electrolux AB Series B                                        23,576    833,331       0.1%
    Elekta AB Class B                                             21,378    205,574       0.0%
#*  Eltel AB                                                      39,179    111,420       0.0%
    Enea AB                                                        4,215     41,899       0.0%
*   Essity AB Class A                                              2,124     63,325       0.0%
*   Essity AB Class B                                             74,455  2,225,418       0.1%
    Fabege AB                                                     19,869    419,539       0.0%
*   Fastighets AB Balder Class B                                   5,442    141,661       0.0%
#*  Fingerprint Cards AB Class B                                   9,380     23,189       0.0%
    Getinge AB Class B                                            62,085  1,222,056       0.1%
    Granges AB                                                    35,908    372,093       0.0%
    Gunnebo AB                                                    26,444    108,982       0.0%
*   Haldex AB                                                     25,076    278,641       0.0%
    Hemfosa Fastigheter AB                                        22,494    273,294       0.0%
    Hexagon AB Class B                                            15,086    773,536       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SWEDEN -- (Continued)
    Hexpol AB                                                     39,391 $  398,414       0.0%
    HIQ International AB                                          22,739    162,966       0.0%
    Hoist Finance AB                                              10,654    111,982       0.0%
    Holmen AB Class B                                             36,258  1,782,051       0.1%
    Hufvudstaden AB Class A                                       12,033    198,006       0.0%
    Husqvarna AB Class A                                          15,332    149,403       0.0%
    Husqvarna AB Class B                                         100,708    983,837       0.1%
#   ICA Gruppen AB                                                12,335    454,905       0.0%
    Indutrade AB                                                  30,423    843,639       0.1%
#   Intrum Justitia AB                                            28,493    998,490       0.1%
    Inwido AB                                                     24,914    274,482       0.0%
    ITAB Shop Concept AB Class B                                   3,909     30,699       0.0%
    JM AB                                                         29,802    786,354       0.0%
    KappAhl AB                                                    48,966    356,561       0.0%
#   Karo Pharma AB                                                16,153     76,619       0.0%
    Kindred Group P.L.C.                                          73,728    941,536       0.1%
    Klovern AB Class B                                            86,110    115,938       0.0%
    KNOW IT AB                                                     9,286    169,640       0.0%
    Kungsleden AB                                                 40,017    285,558       0.0%
    Lagercrantz Group AB Class B                                  21,183    225,389       0.0%
    Lifco AB Class B                                               2,120     75,986       0.0%
    Lindab International AB                                       53,127    437,893       0.0%
    Loomis AB Class B                                             23,495    942,665       0.1%
*   Lundin Petroleum AB                                            7,830    184,202       0.0%
*   Medivir AB Class B                                            26,860    214,952       0.0%
    Mekonomen AB                                                  13,868    279,995       0.0%
#   Millicom International Cellular SA                            19,378  1,239,221       0.1%
    Modern Times Group MTG AB Class B                             17,281    659,216       0.0%
*   Momentum Group AB Class B                                     11,595    142,630       0.0%
    MQ Holding AB                                                 24,854     94,695       0.0%
#   Mycronic AB                                                   32,009    380,146       0.0%
#   NCC AB Class B                                                24,075    519,439       0.0%
#*  Net Insight AB Class B                                        39,352     24,676       0.0%
    NetEnt AB                                                     67,536    535,229       0.0%
    New Wave Group AB Class B                                     44,203    293,036       0.0%
    Nibe Industrier AB Class B                                    93,288    932,857       0.1%
    Nobia AB                                                      57,938    475,274       0.0%
    Nobina AB                                                     29,124    158,150       0.0%
    Nolato AB Class B                                             15,580    863,802       0.1%
    Nordax Group AB                                                7,777     46,113       0.0%
    Nordea Bank AB                                               180,870  2,185,761       0.1%
    OEM International AB Class B                                   1,100     25,630       0.0%
#   Opus Group AB                                                161,143    119,321       0.0%
    Oriflame Holding AG                                           10,107    364,124       0.0%
    Pandox AB                                                     29,314    534,299       0.0%
    Peab AB                                                       98,960    960,311       0.1%
    Platzer Fastigheter Holding AB Class B                         2,701     16,130       0.0%
    Pricer AB Class B                                            115,737    125,819       0.0%
    Proact IT Group AB                                             6,447    150,169       0.0%
#   Probi AB                                                         706     29,347       0.0%
#*  Qliro Group AB                                               115,557    252,537       0.0%
#   Ratos AB Class B                                             164,384    789,027       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SWEDEN -- (Continued)
#*  RaySearch Laboratories AB                                      6,657 $   147,555       0.0%
#   Recipharm AB Class B                                          10,803     132,176       0.0%
    Rottneros AB                                                  89,739      80,392       0.0%
    Saab AB Class B                                               23,465   1,198,786       0.1%
    Sagax AB Class B                                              10,179     123,616       0.0%
    Sandvik AB                                                    60,152   1,097,984       0.1%
#*  SAS AB                                                        92,401     285,858       0.0%
    Scandi Standard AB                                            23,159     163,787       0.0%
    Scandic Hotels Group AB                                       14,090     181,759       0.0%
    Sectra AB Class B                                              4,383      85,837       0.0%
    Securitas AB Class B                                          38,142     669,237       0.0%
    Semcon AB                                                     10,453      62,414       0.0%
#*  Sensys Gatso Group AB(BF8NVN5)                                29,495       2,484       0.0%
#*  Sensys Gatso Group AB(7035470)                               103,238       8,938       0.0%
    Skandinaviska Enskilda Banken AB                               2,822      34,890       0.0%
    Skandinaviska Enskilda Banken AB Class A                     143,242   1,765,258       0.1%
    Skanska AB Class B                                            30,904     677,681       0.0%
    SKF AB Class A                                                 2,752      64,006       0.0%
    SKF AB Class B                                                34,665     805,574       0.0%
    SkiStar AB                                                    13,631     297,935       0.0%
*   SSAB AB Class A(B17H0S8)                                      60,100     295,058       0.0%
*   SSAB AB Class A(BPRBWK4)                                      19,797      97,541       0.0%
*   SSAB AB Class B(BPRBWM6)                                     112,074     451,485       0.0%
*   SSAB AB Class B(B17H3F6)                                     218,499     880,796       0.1%
#   Svenska Cellulosa AB SCA Class A                               5,622      54,705       0.0%
    Svenska Cellulosa AB SCA Class B                             115,213   1,081,846       0.1%
    Svenska Handelsbanken AB Class A                              79,242   1,135,722       0.1%
    Svenska Handelsbanken AB Class B                               1,904      27,531       0.0%
    Sweco AB Class B                                              16,886     361,095       0.0%
    Swedbank AB Class A                                           52,559   1,304,396       0.1%
    Swedish Match AB                                              10,042     378,292       0.0%
    Swedol AB Class B                                             11,750      48,424       0.0%
    Systemair AB                                                   5,715      86,435       0.0%
    Tele2 AB Class B                                              50,396     641,024       0.0%
    Telefonaktiebolaget LM Ericsson Class A                        2,150      13,571       0.0%
    Telefonaktiebolaget LM Ericsson Class B                      120,880     760,707       0.0%
    Telefonaktiebolaget LM Ericsson Sponsored ADR                 27,188     169,925       0.0%
    Telia Co. AB                                                 610,745   2,826,810       0.1%
    Thule Group AB                                                22,788     509,711       0.0%
    Transcom Worldwide AB                                          5,269      55,073       0.0%
    Trelleborg AB Class B                                         38,265     947,581       0.1%
    VBG Group AB Class B                                           1,442      25,865       0.0%
    Victoria Park AB Class B                                      19,283      71,156       0.0%
    Vitrolife AB                                                   5,059     403,835       0.0%
    Volvo AB Class A                                              13,728     271,894       0.0%
    Volvo AB Class B                                              51,616   1,022,319       0.1%
    Wallenstam AB Class B                                         25,578     238,884       0.0%
    Wihlborgs Fastigheter AB                                      15,510     368,242       0.0%
                                                                         -----------       ---
TOTAL SWEDEN                                                              68,974,914       2.7%
                                                                         -----------       ---

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SWITZERLAND -- (5.5%)
    ABB, Ltd.                                                    130,956 $3,419,920       0.1%
#   ABB, Ltd. Sponsored ADR                                       16,820    439,507       0.0%
    Adecco Group AG                                               21,942  1,740,819       0.1%
    Allreal Holding AG                                             9,822  1,641,643       0.1%
*   Alpiq Holding AG                                               1,881    120,680       0.0%
    ALSO Holding AG                                                3,670    496,791       0.0%
#   ams AG                                                        10,840    989,006       0.1%
    APG SGA SA                                                       523    211,873       0.0%
#*  Arbonia AG                                                    25,067    438,528       0.0%
#   Aryzta AG                                                     50,685  1,609,255       0.1%
    Ascom Holding AG                                              24,492    560,661       0.0%
    Autoneum Holding AG                                            2,195    592,961       0.0%
    Bachem Holding AG Class B                                      1,478    186,697       0.0%
    Baloise Holding AG                                            26,119  4,117,851       0.2%
    Bank Cler AG                                                   2,835    120,209       0.0%
    Banque Cantonale de Geneve                                       650    104,756       0.0%
    Banque Cantonale Vaudoise                                      2,013  1,447,436       0.1%
    Barry Callebaut AG                                               904  1,412,514       0.1%
    Belimo Holding AG                                                158    677,927       0.0%
    Bell Food Group AG                                               730    315,231       0.0%
    Bellevue Group AG                                              8,162    189,742       0.0%
#   Berner Kantonalbank AG                                         2,034    367,069       0.0%
    BFW Liegenschaften AG                                            784     34,804       0.0%
    BKW AG                                                         4,206    245,850       0.0%
    Bobst Group SA                                                 6,372    681,139       0.0%
    Bossard Holding AG Class A                                     2,917    689,467       0.0%
    Bucher Industries AG                                           4,937  1,931,707       0.1%
#   Burckhardt Compression Holding AG                              1,803    537,135       0.0%
    Burkhalter Holding AG                                          1,259    150,813       0.0%
    Calida Holding AG                                              3,845    142,611       0.0%
    Carlo Gavazzi Holding AG                                         219     73,147       0.0%
    Cembra Money Bank AG                                          13,039  1,168,090       0.1%
    Cham Paper Holding AG                                             17      6,897       0.0%
    Chocoladefabriken Lindt & Spruengli AG                             3    208,265       0.0%
*   Cicor Technologies, Ltd.                                       1,487     76,584       0.0%
    Cie Financiere Richemont SA                                   23,937  2,206,663       0.1%
    Cie Financiere Tradition SA                                    1,089    103,654       0.0%
    Clariant AG                                                  182,599  4,594,173       0.2%
    Coltene Holding AG                                             2,325    230,755       0.0%
    Conzzeta AG                                                      791    777,011       0.0%
#   Credit Suisse Group AG                                       147,392  2,322,724       0.1%
    Credit Suisse Group AG Sponsored ADR                          16,869    265,174       0.0%
    Daetwyler Holding AG                                           3,427    574,685       0.0%
    DKSH Holding AG                                               13,816  1,159,040       0.1%
    dormakaba Holding AG                                           1,362  1,348,070       0.1%
*   Dottikon Es Holding AG                                            27     20,845       0.0%
*   Dufry AG                                                      18,446  2,745,656       0.1%
    Edmond de Rothschild Suisse SA                                     1     18,495       0.0%
    EFG International AG                                          76,443    699,538       0.0%
    Emmi AG                                                        1,664  1,038,847       0.1%
    EMS-Chemie Holding AG                                            615    403,176       0.0%
    Energiedienst Holding AG                                       1,258     32,597       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SWITZERLAND -- (Continued)
#*  Evolva Holding SA                                            188,862 $   66,262       0.0%
    Feintool International Holding AG                              1,191    141,484       0.0%
    Flughafen Zurich AG                                           16,575  3,604,660       0.2%
    Forbo Holding AG                                                 675  1,020,570       0.1%
    GAM Holding AG                                               123,776  1,929,326       0.1%
    Geberit AG                                                     2,030    919,089       0.0%
    Georg Fischer AG                                               2,629  3,239,112       0.1%
    Givaudan SA                                                      592  1,322,107       0.1%
    Gurit Holding AG                                                 331    380,639       0.0%
    Helvetia Holding AG                                            4,770  2,564,274       0.1%
    Hiag Immobilien Holding AG                                     1,342    155,408       0.0%
#   HOCHDORF Holding AG                                              696    193,384       0.0%
    Huber & Suhner AG                                              8,096    438,390       0.0%
*   Idorsia, Ltd.                                                  5,856    115,409       0.0%
    Implenia AG                                                   10,968    692,794       0.0%
    Inficon Holding AG                                               873    542,227       0.0%
    Interroll Holding AG                                             407    581,811       0.0%
    Intershop Holding AG                                             410    201,359       0.0%
    Julius Baer Group, Ltd.                                       50,459  2,984,526       0.1%
    Jungfraubahn Holding AG                                          745     94,886       0.0%
    Kardex AG                                                      5,120    609,635       0.0%
    Komax Holding AG                                               2,903    830,991       0.0%
#   Kudelski SA                                                   27,224    334,274       0.0%
    Kuehne + Nagel International AG                                2,059    359,740       0.0%
    LafargeHolcim, Ltd.                                           30,568  1,726,018       0.1%
    LafargeHolcim, Ltd.                                           28,089  1,583,003       0.1%
*   Lastminute.com NV                                              2,384     32,621       0.0%
    LEM Holding SA                                                   221    289,201       0.0%
    Liechtensteinische Landesbank AG                               6,622    330,190       0.0%
    Logitech International SA(H50430232)                          36,154  1,295,398       0.1%
    Logitech International SA(B18ZRK2)                            41,891  1,497,995       0.1%
    Lonza Group AG                                                12,799  3,400,197       0.1%
    Luzerner Kantonalbank AG                                       1,864    839,536       0.0%
    MCH Group AG                                                     200     13,582       0.0%
    Metall Zug AG Class B                                            136    522,443       0.0%
#*  Meyer Burger Technology AG                                   265,156    494,389       0.0%
    Mikron Holding AG                                              4,766     33,285       0.0%
#   Mobilezone Holding AG                                          9,046    112,890       0.0%
    Mobimo Holding AG                                              4,559  1,152,007       0.1%
    Nestle SA                                                    110,012  9,256,245       0.4%
    Novartis AG                                                   52,784  4,353,584       0.2%
    Novartis AG Sponsored ADR                                     73,269  6,050,554       0.3%
#   OC Oerlikon Corp. AG                                         152,397  2,444,910       0.1%
*   Orascom Development Holding AG                                 9,372    112,558       0.0%
#   Orell Fuessli Holding AG                                         184     22,724       0.0%
    Orior AG                                                       3,765    294,456       0.0%
#   Panalpina Welttransport Holding AG                             3,313    455,283       0.0%
    Partners Group Holding AG                                      1,784  1,199,897       0.1%
    Phoenix Mecano AG                                                342    198,968       0.0%
    Plazza AG Class A                                                767    178,142       0.0%
    PSP Swiss Property AG                                          5,001    440,179       0.0%
    Rieter Holding AG                                              2,697    630,687       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
SWITZERLAND -- (Continued)
    Romande Energie Holding SA                                        72 $     81,630       0.0%
*   Schaffner Holding AG                                             330      104,796       0.0%
    Schindler Holding AG                                           1,534      338,788       0.0%
*   Schmolz + Bickenbach AG                                      325,601      300,311       0.0%
    Schweiter Technologies AG                                        656      805,380       0.0%
    SFS Group AG                                                   8,255      978,501       0.0%
    SGS SA                                                           229      565,525       0.0%
    Siegfried Holding AG                                           2,697      843,559       0.0%
    Sika AG                                                          327    2,420,281       0.1%
    Sonova Holding AG                                              5,419      978,303       0.0%
    St Galler Kantonalbank AG                                      1,422      642,046       0.0%
    Straumann Holding AG                                           2,325    1,623,315       0.1%
    Sulzer AG                                                     10,154    1,300,803       0.1%
    Sunrise Communications Group AG                               19,044    1,584,266       0.1%
    Swatch Group AG (The)(7184725)                                 4,654    1,824,106       0.1%
    Swatch Group AG (The)(7184736)                                 9,624      725,425       0.0%
    Swiss Life Holding AG                                         10,397    3,613,678       0.2%
    Swiss Prime Site AG                                            7,847      670,053       0.0%
    Swiss Re AG                                                   29,150    2,743,315       0.1%
#   Swisscom AG                                                    1,621      818,969       0.0%
    Swissquote Group Holding SA                                    6,706      232,949       0.0%
    Tamedia AG                                                       996      138,169       0.0%
    Tecan Group AG                                                 2,508      530,462       0.0%
    Temenos Group AG                                              15,719    1,815,096       0.1%
    Thurgauer Kantonalbank                                           690       68,090       0.0%
    u-blox Holding AG                                              3,389      665,407       0.0%
    UBS Group AG(BRJL176)                                         91,512    1,556,903       0.1%
*   UBS Group AG(H42097107)                                       93,702    1,593,871       0.1%
    Valiant Holding AG                                            12,048    1,240,227       0.1%
    Valora Holding AG                                              2,614      837,720       0.0%
#   Vaudoise Assurances Holding SA                                   721      382,065       0.0%
    Vetropack Holding AG                                             126      239,706       0.0%
    Vifor Pharma AG                                               14,936    1,921,081       0.1%
    Vontobel Holding AG                                           19,980    1,243,337       0.1%
    VP Bank AG                                                     1,377      189,165       0.0%
    VZ Holding AG                                                    437      150,985       0.0%
    Walliser Kantonalbank                                            741       69,882       0.0%
#   Walter Meier AG                                                  525       21,622       0.0%
#   Ypsomed Holding AG                                               784      136,495       0.0%
#   Zehnder Group AG                                               7,271      266,765       0.0%
    Zug Estates Holding AG Class B                                    94      165,454       0.0%
    Zuger Kantonalbank AG                                             37      196,568       0.0%
    Zurich Insurance Group AG                                     11,416    3,483,764       0.1%
                                                                         ------------       ---
TOTAL SWITZERLAND                                                         148,080,820       5.9%
                                                                         ------------       ---
UNITED KINGDOM -- (14.0%)
    3i Group P.L.C.                                              134,211    1,712,820       0.1%
    4imprint Group P.L.C.                                          1,506       38,453       0.0%
    888 Holdings P.L.C.                                          103,048      343,047       0.0%
    A.G. Barr P.L.C.                                              50,466      418,304       0.0%
    AA P.L.C.                                                    151,438      344,458       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Acacia Mining P.L.C.                                         139,309 $  333,595       0.0%
    Acal P.L.C.                                                   24,274    102,202       0.0%
    Admiral Group P.L.C.                                          25,512    651,724       0.0%
    Aggreko P.L.C.                                               152,841  1,902,078       0.1%
*   Aldermore Group P.L.C.                                        77,389    309,335       0.0%
    Anglo American P.L.C.                                        398,838  7,523,285       0.3%
    Anglo Pacific Group P.L.C.                                    66,799    119,483       0.0%
    Anglo-Eastern Plantations P.L.C.                               2,526     27,673       0.0%
    Antofagasta P.L.C.                                            54,524    691,016       0.0%
    Arrow Global Group P.L.C.                                     82,901    466,951       0.0%
    Ashmore Group P.L.C.                                         145,839    745,659       0.0%
    Ashtead Group P.L.C.                                          97,961  2,523,428       0.1%
    Associated British Foods P.L.C.                               11,073    490,082       0.0%
    AstraZeneca P.L.C.                                               956     64,684       0.0%
#   AstraZeneca P.L.C. Sponsored ADR                              81,313  2,805,298       0.1%
    Auto Trader Group P.L.C.                                     138,767    631,017       0.0%
    AVEVA Group P.L.C.                                            22,171    742,785       0.0%
    Aviva P.L.C.                                                 416,589  2,794,654       0.1%
    Avon Rubber P.L.C.                                             3,735     48,552       0.0%
    B&M European Value Retail SA                                 207,776  1,096,348       0.1%
    Babcock International Group P.L.C.                           112,281  1,210,683       0.1%
    BAE Systems P.L.C.                                           200,216  1,577,169       0.1%
    Balfour Beatty P.L.C.                                        259,979    945,773       0.0%
    Barclays P.L.C.                                              257,747    636,045       0.0%
    Barclays P.L.C. Sponsored ADR                                225,245  2,216,411       0.1%
    Barratt Developments P.L.C.                                  306,374  2,663,866       0.1%
    BBA Aviation P.L.C.                                          373,754  1,578,976       0.1%
    Beazley P.L.C.                                               281,428  1,887,873       0.1%
    Bellway P.L.C.                                                81,492  3,951,206       0.2%
    Berkeley Group Holdings P.L.C.                                51,343  2,551,263       0.1%
    BGEO Group P.L.C.                                             23,583  1,113,663       0.1%
    BHP Billiton P.L.C.                                            3,376     61,125       0.0%
    BHP Billiton P.L.C. ADR                                       83,946  3,048,919       0.1%
    Bloomsbury Publishing P.L.C.                                   1,815      3,953       0.0%
    Bodycote P.L.C.                                              137,495  1,710,147       0.1%
    Booker Group P.L.C.                                          365,456    976,378       0.1%
    Bovis Homes Group P.L.C.                                     132,254  2,066,088       0.1%
    BP P.L.C.                                                    305,632  2,072,997       0.1%
    BP P.L.C. Sponsored ADR                                      244,019  9,924,259       0.4%
    Braemar Shipping Services P.L.C.                              11,726     48,068       0.0%
    Brewin Dolphin Holdings P.L.C.                               168,581    791,382       0.0%
    British American Tobacco P.L.C.                               30,593  1,976,608       0.1%
    Britvic P.L.C.                                               125,790  1,264,376       0.1%
    BT Group P.L.C.                                               46,311    159,566       0.0%
*   BTG P.L.C.                                                    78,457    785,401       0.0%
    Bunzl P.L.C.                                                  25,249    786,519       0.0%
    Burberry Group P.L.C.                                         26,801    676,924       0.0%
*   Cairn Energy P.L.C.                                          532,646  1,495,767       0.1%
    Cambian Group P.L.C.                                         108,530    279,631       0.0%
    Capita P.L.C.                                                 34,060    237,195       0.0%
    Capital & Counties Properties P.L.C.                         123,911    438,182       0.0%
*   Carclo P.L.C.                                                  6,128     10,804       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Card Factory P.L.C.                                             75,378 $  314,365       0.0%
#   Carillion P.L.C.                                               406,294    245,352       0.0%
    Carnival P.L.C.                                                  6,432    424,051       0.0%
    Carnival P.L.C. ADR                                              4,899    326,959       0.0%
    Castings P.L.C.                                                  9,986     61,634       0.0%
    Centamin P.L.C.                                                841,920  1,558,187       0.1%
    Centaur Media P.L.C.                                             3,412      2,479       0.0%
    Centrica P.L.C.                                                369,046    832,261       0.0%
    Chemring Group P.L.C.                                          206,659    473,414       0.0%
    Chesnara P.L.C.                                                 51,271    262,138       0.0%
    Cineworld Group P.L.C.                                         128,511  1,133,842       0.1%
*   Circassia Pharmaceuticals P.L.C.                                36,010     39,936       0.0%
    Clarkson P.L.C.                                                  8,016    312,483       0.0%
    Close Brothers Group P.L.C.                                     94,672  1,746,057       0.1%
    CLS Holdings P.L.C.                                             41,453    121,778       0.0%
*   Cobham P.L.C.                                                  882,556  1,628,874       0.1%
    Coca-Cola HBC AG                                                38,901  1,314,743       0.1%
    Communisis P.L.C.                                              141,257    101,335       0.0%
    Computacenter P.L.C.                                            58,419    771,846       0.0%
    Connect Group P.L.C.                                            51,329     75,163       0.0%
    Consort Medical P.L.C.                                          17,497    257,870       0.0%
    Costain Group P.L.C.                                            51,569    295,710       0.0%
*   Countrywide P.L.C.                                              32,915     54,527       0.0%
    Cranswick P.L.C.                                                27,469  1,123,656       0.1%
    Crest Nicholson Holdings P.L.C.                                174,704  1,314,624       0.1%
    Croda International P.L.C.                                      20,689  1,149,790       0.1%
    Daejan Holdings P.L.C.                                           1,943    159,924       0.0%
    Daily Mail & General Trust P.L.C.                               92,207    849,214       0.0%
#   Dairy Crest Group P.L.C.                                       103,539    834,754       0.0%
    DCC P.L.C.                                                      17,872  1,694,861       0.1%
    De La Rue P.L.C.                                                33,691    313,076       0.0%
    Debenhams P.L.C.                                             1,151,498    669,019       0.0%
    Dechra Pharmaceuticals P.L.C.                                   20,502    559,871       0.0%
    Devro P.L.C.                                                    92,522    299,027       0.0%
    DFS Furniture P.L.C.                                            17,248     47,883       0.0%
    Diageo P.L.C.                                                   19,906    679,766       0.0%
    Diageo P.L.C. Sponsored ADR                                     15,627  2,141,055       0.1%
*   Dialight P.L.C.                                                  4,498     38,248       0.0%
    Dignity P.L.C.                                                  15,901    511,900       0.0%
    Diploma P.L.C.                                                  67,810    971,160       0.0%
    Direct Line Insurance Group P.L.C.                             399,724  1,972,851       0.1%
    Dixons Carphone P.L.C.                                         164,176    378,151       0.0%
    Domino's Pizza Group P.L.C.                                    165,234    736,638       0.0%
    Drax Group P.L.C.                                              322,673  1,190,451       0.1%
    DS Smith P.L.C.                                                348,902  2,412,987       0.1%
    Dunelm Group P.L.C.                                             30,786    299,353       0.0%
    easyJet P.L.C.                                                  54,733    973,418       0.0%
*   EI Group P.L.C.                                                513,543    917,238       0.0%
    Electrocomponents P.L.C.                                       293,057  2,702,871       0.1%
    Elementis P.L.C.                                               282,820  1,068,008       0.1%
#*  EnQuest P.L.C.                                               1,009,472    345,529       0.0%
    Entertainment One, Ltd.                                        102,318    383,811       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Equiniti Group P.L.C.                                            8,961 $    36,037       0.0%
    Essentra P.L.C.                                                188,457   1,332,368       0.1%
    esure Group P.L.C.                                             167,536     597,668       0.0%
    Euromoney Institutional Investor P.L.C.                         12,419     190,500       0.0%
    Evraz P.L.C.                                                   128,908     494,068       0.0%
    Experian P.L.C.                                                 52,061   1,096,836       0.1%
    FDM Group Holdings P.L.C.                                        3,156      40,922       0.0%
    Fenner P.L.C.                                                  120,766     553,132       0.0%
    Ferguson P.L.C.                                                 14,580   1,019,579       0.1%
    Ferrexpo P.L.C.                                                157,681     532,278       0.0%
    Fidessa Group P.L.C.                                            16,252     491,412       0.0%
*   Findel P.L.C.                                                   17,993      40,756       0.0%
*   Firstgroup P.L.C.                                            1,292,934   1,888,792       0.1%
*   Flybe Group P.L.C.                                              63,418      29,486       0.0%
    Foxtons Group P.L.C.                                            49,451      51,950       0.0%
    Fresnillo P.L.C.                                                   219       3,787       0.0%
    Fuller Smith & Turner P.L.C. Class A                             7,612      97,178       0.0%
    G4S P.L.C.                                                     199,201     743,303       0.0%
    Galliford Try P.L.C.                                            65,308   1,058,338       0.1%
    Games Workshop Group P.L.C.                                      9,547     287,717       0.0%
*   Gem Diamonds, Ltd.                                             113,921     121,028       0.0%
    Genus P.L.C.                                                    26,610     831,028       0.0%
    GKN P.L.C.                                                     225,405     950,049       0.0%
    Glencore P.L.C.                                                678,513   3,272,605       0.1%
    Go-Ahead Group P.L.C.                                           16,219     381,286       0.0%
    Gocompare.Com Group P.L.C.                                      64,370      87,035       0.0%
    Grafton Group P.L.C.                                           105,859   1,156,568       0.1%
    Grainger P.L.C.                                                117,078     432,990       0.0%
    Greencore Group P.L.C.                                         285,288     730,429       0.0%
    Greene King P.L.C.                                             230,500   1,656,267       0.1%
    Greggs P.L.C.                                                   61,621   1,042,598       0.1%
*   Gulf Keystone Petroleum, Ltd.                                   14,864      20,579       0.0%
    Gulf Marine Services P.L.C.                                     12,484       8,921       0.0%
    GVC Holdings P.L.C.                                            106,678   1,328,302       0.1%
    Halfords Group P.L.C.                                          161,126     707,142       0.0%
    Halma P.L.C.                                                   134,243   2,106,391       0.1%
    Hargreaves Lansdown P.L.C.                                      31,344     658,419       0.0%
    Hastings Group Holdings P.L.C.                                  31,836     133,170       0.0%
    Hays P.L.C.                                                    477,180   1,181,228       0.1%
    Headlam Group P.L.C.                                            28,133     220,483       0.0%
    Helical P.L.C.                                                  98,858     404,093       0.0%
    Henry Boot P.L.C.                                               18,856      80,415       0.0%
    Hikma Pharmaceuticals P.L.C.                                    27,436     424,078       0.0%
    Hill & Smith Holdings P.L.C.                                    46,469     816,359       0.0%
    Hilton Food Group P.L.C.                                         6,128      72,688       0.0%
    Hiscox, Ltd.                                                   166,082   3,149,391       0.1%
    Hochschild Mining P.L.C.                                       153,387     449,043       0.0%
    Hogg Robinson Group P.L.C.                                      16,257      16,214       0.0%
    HomeServe P.L.C.                                               142,923   1,625,074       0.1%
    Howden Joinery Group P.L.C.                                    218,842   1,191,798       0.1%
    HSBC Holdings P.L.C.                                           158,693   1,549,656       0.1%
    HSBC Holdings P.L.C. Sponsored ADR                             234,122  11,418,130       0.5%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
*   Hunting P.L.C.                                                 127,774 $  889,564       0.0%
    Huntsworth P.L.C.                                               36,761     39,045       0.0%
    Ibstock P.L.C.                                                 101,793    335,435       0.0%
    IG Group Holdings P.L.C.                                       140,213  1,216,666       0.1%
*   Imagination Technologies Group P.L.C.                          119,050    285,487       0.0%
    IMI P.L.C.                                                      79,887  1,296,215       0.1%
    Inchcape P.L.C.                                                219,130  2,274,538       0.1%
*   Indivior P.L.C.                                                109,403    539,869       0.0%
    Informa P.L.C.                                                 137,498  1,272,706       0.1%
    Inmarsat P.L.C.                                                106,125    875,373       0.0%
    InterContinental Hotels Group P.L.C.                             8,307    460,208       0.0%
#   InterContinental Hotels Group P.L.C. ADR                         5,053    280,919       0.0%
    Intermediate Capital Group P.L.C.                              126,305  1,630,893       0.1%
    International Consolidated Airlines Group SA                    96,420    814,350       0.0%
    International Personal Finance P.L.C.                           84,399    226,205       0.0%
#   Interserve P.L.C.                                               84,906     82,262       0.0%
    Intertek Group P.L.C.                                           23,108  1,664,724       0.1%
    Investec P.L.C.                                                160,845  1,100,600       0.1%
#*  IP Group P.L.C.                                                165,618    325,321       0.0%
    ITE Group P.L.C.                                               147,327    347,822       0.0%
    ITV P.L.C.                                                     234,522    512,644       0.0%
    IWG P.L.C.                                                     242,144    692,791       0.0%
    J D Wetherspoon P.L.C.                                          51,635    853,633       0.0%
    J Sainsbury P.L.C.                                             949,387  3,057,237       0.1%
*   Jackpotjoy P.L.C.                                               41,822    453,342       0.0%
    James Fisher & Sons P.L.C.                                      27,270    562,446       0.0%
    Jardine Lloyd Thompson Group P.L.C.                             42,386    733,623       0.0%
    JD Sports Fashion P.L.C.                                       144,120    684,409       0.0%
*   Jimmy Choo P.L.C.                                               19,165     58,544       0.0%
    John Laing Group P.L.C.                                         31,818    120,622       0.0%
    John Menzies P.L.C.                                             47,547    441,839       0.0%
    John Wood Group P.L.C.                                         350,794  3,317,042       0.1%
    Johnson Matthey P.L.C.                                          22,833  1,025,103       0.1%
    Jupiter Fund Management P.L.C.                                 150,053  1,183,990       0.1%
    Just Group P.L.C.                                              243,121    497,647       0.0%
*   KAZ Minerals P.L.C.                                            217,989  2,353,731       0.1%
    KCOM Group P.L.C.                                              252,476    360,372       0.0%
    Keller Group P.L.C.                                             54,421    677,009       0.0%
    Kier Group P.L.C.                                               59,391    819,861       0.0%
    Kingfisher P.L.C.                                              229,641    954,762       0.0%
    Ladbrokes Coral Group P.L.C.                                   462,551    782,635       0.0%
    Laird P.L.C.                                                   288,221    624,134       0.0%
*   Lamprell P.L.C.                                                166,629    163,759       0.0%
    Lancashire Holdings, Ltd.                                       97,366    971,515       0.0%
    Laura Ashley Holdings P.L.C.                                    45,699      4,824       0.0%
    Legal & General Group P.L.C.                                   457,957  1,623,719       0.1%
*   Liberty Global P.L.C. Class A                                   12,962    399,878       0.0%
*   Liberty Global P.L.C. Series C                                  31,782    949,964       0.0%
#*  Liberty Global P.L.C. LiLAC Class A                              1,733     37,641       0.0%
*   Liberty Global P.L.C. LiLAC Class C                              4,252     93,544       0.0%
    Lloyds Banking Group P.L.C.                                  2,201,234  1,995,266       0.1%
#   Lloyds Banking Group P.L.C. ADR                                139,093    513,253       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    London Stock Exchange Group P.L.C.                              15,430 $  770,567       0.0%
#*  Lonmin P.L.C.                                                  229,955    306,941       0.0%
    Lookers P.L.C.                                                 212,595    296,181       0.0%
    Low & Bonar P.L.C.                                              33,427     30,622       0.0%
    LSL Property Services P.L.C.                                    11,670     36,228       0.0%
    Man Group P.L.C.                                               860,598  2,213,093       0.1%
    Management Consulting Group P.L.C.                              29,849      2,514       0.0%
    Marks & Spencer Group P.L.C.                                   415,154  1,897,415       0.1%
    Marshalls P.L.C.                                               113,060    716,105       0.0%
    Marston's P.L.C.                                               666,487    943,612       0.0%
    McBride P.L.C                                                3,071,390      4,079       0.0%
    McBride P.L.C.                                                 105,910    302,394       0.0%
    McCarthy & Stone P.L.C.                                        142,754    303,309       0.0%
    Mears Group P.L.C.                                              38,002    228,737       0.0%
    Mediclinic International P.L.C.                                 69,199    534,860       0.0%
    Meggitt P.L.C.                                                 227,391  1,565,366       0.1%
    Melrose Industries P.L.C.                                    1,498,496  4,376,887       0.2%
    Merlin Entertainments P.L.C.                                    83,077    417,902       0.0%
    Micro Focus International P.L.C.                                29,844  1,048,256       0.1%
    Millennium & Copthorne Hotels P.L.C.                           120,611    969,085       0.0%
    Mitchells & Butlers P.L.C.                                     222,917    756,300       0.0%
    Mitie Group P.L.C.                                             227,234    715,041       0.0%
    MJ Gleeson P.L.C.                                                2,834     25,998       0.0%
    Mondi P.L.C.                                                    43,037  1,040,816       0.1%
    Moneysupermarket.com Group P.L.C.                              179,022    772,405       0.0%
    Morgan Advanced Materials P.L.C.                               141,589    590,504       0.0%
    Morgan Sindall Group P.L.C.                                     20,115    386,041       0.0%
*   Mothercare P.L.C.                                               58,226     75,035       0.0%
    N Brown Group P.L.C.                                            95,836    383,480       0.0%
    National Express Group P.L.C.                                  246,907  1,205,301       0.1%
    NCC Group P.L.C.                                                54,096    165,204       0.0%
    NEX Group P.L.C.                                               146,441  1,232,400       0.1%
    Next P.L.C.                                                      6,961    455,017       0.0%
    Norcros P.L.C.                                                   8,890     20,899       0.0%
    Northgate P.L.C.                                               119,982    713,529       0.0%
#*  Ocado Group P.L.C.                                              72,934    278,650       0.0%
    Old Mutual P.L.C.                                              542,725  1,376,746       0.1%
    On the Beach Group P.L.C.                                       16,858     92,279       0.0%
    OneSavings Bank P.L.C.                                          69,223    372,577       0.0%
*   Ophir Energy P.L.C.                                            543,483    470,928       0.0%
    Oxford Instruments P.L.C.                                       18,136    228,850       0.0%
    Pagegroup P.L.C.                                               173,322  1,076,605       0.1%
    Paragon Banking Group P.L.C.                                   241,672  1,525,182       0.1%
    PayPoint P.L.C.                                                 18,909    230,621       0.0%
*   Paysafe Group P.L.C.                                           194,205  1,511,644       0.1%
    Pearson P.L.C.                                                  59,323    553,937       0.0%
#   Pearson P.L.C. Sponsored ADR                                    42,859    397,732       0.0%
    Pendragon P.L.C.                                               659,126    220,910       0.0%
    Pennon Group P.L.C.                                             67,150    708,203       0.0%
    Persimmon P.L.C.                                                63,695  2,370,446       0.1%
*   Petra Diamonds, Ltd.                                           388,682    397,363       0.0%
    Petrofac, Ltd.                                                  84,960    473,315       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
*   Petropavlovsk P.L.C.                                         1,322,172 $  140,712       0.0%
    Pets at Home Group P.L.C.                                      143,477    335,660       0.0%
    Phoenix Group Holdings                                         235,098  2,363,071       0.1%
    Photo-Me International P.L.C.                                  144,647    344,293       0.0%
    Playtech P.L.C.                                                 67,189    877,938       0.0%
    Polypipe Group P.L.C.                                           98,022    537,442       0.0%
    Porvair P.L.C.                                                     501      3,125       0.0%
*   Premier Foods P.L.C.                                           838,133    436,463       0.0%
#*  Premier Oil P.L.C.                                             452,754    409,427       0.0%
    Provident Financial P.L.C.                                      20,263    250,780       0.0%
    Prudential P.L.C.                                               55,436  1,360,697       0.1%
    Prudential P.L.C. ADR                                            2,030     99,531       0.0%
    PZ Cussons P.L.C.                                              116,196    509,983       0.0%
    QinetiQ Group P.L.C.                                           293,228    950,508       0.0%
    Randgold Resources, Ltd.                                        10,503  1,032,106       0.1%
    Rank Group P.L.C.                                               79,998    252,878       0.0%
    Rathbone Brothers P.L.C.                                        21,496    731,386       0.0%
*   Raven Russia, Ltd.                                              26,852     17,595       0.0%
*   REA Holdings P.L.C.                                              1,822      8,076       0.0%
    Reckitt Benckiser Group P.L.C.                                   6,876    615,173       0.0%
    Redrow P.L.C.                                                  161,592  1,397,367       0.1%
    RELX P.L.C.                                                     40,625    934,818       0.0%
#   RELX P.L.C. Sponsored ADR                                       34,053    796,500       0.0%
    Renewi P.L.C.                                                  357,178    492,307       0.0%
    Renishaw P.L.C.                                                 12,802    842,214       0.0%
*   Renold P.L.C.                                                   12,120      7,047       0.0%
    Rentokil Initial P.L.C.                                        549,881  2,452,110       0.1%
    Restaurant Group P.L.C. (The)                                  110,647    446,298       0.0%
    Ricardo P.L.C.                                                  20,450    222,124       0.0%
    Rightmove P.L.C.                                                27,272  1,504,555       0.1%
    Rio Tinto P.L.C.                                                 5,471    258,563       0.0%
#   Rio Tinto P.L.C. Sponsored ADR                                  62,149  2,978,802       0.1%
    RM P.L.C.                                                        8,611     18,583       0.0%
    Robert Walters P.L.C.                                           25,377    209,399       0.0%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)                         5,778,842      7,675       0.0%
    Rolls-Royce Holdings P.L.C.(B63H849)                           125,627  1,623,475       0.1%
    Rotork P.L.C.                                                  280,629    979,271       0.1%
*   Royal Bank of Scotland Group P.L.C.                            179,218    673,245       0.0%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR               20,418    154,973       0.0%
    Royal Dutch Shell P.L.C. Class A                                66,473  2,092,568       0.1%
    Royal Dutch Shell P.L.C. Class B                                 6,539    210,538       0.0%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A                157,827  9,947,823       0.4%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B                102,022  6,668,158       0.3%
    Royal Mail P.L.C.                                              479,310  2,381,764       0.1%
    RPC Group P.L.C.                                               148,821  1,862,430       0.1%
    RPS Group P.L.C.                                               165,461    646,466       0.0%
    RSA Insurance Group P.L.C.                                     188,489  1,573,944       0.1%
    Saga P.L.C.                                                    378,274    960,022       0.0%
    Sage Group P.L.C. (The)                                        118,808  1,176,033       0.1%
    Savills P.L.C.                                                  77,833    964,199       0.0%
    Schroders P.L.C.(0239581)                                        4,732    158,243       0.0%
    Schroders P.L.C.(0240549)                                        7,255    336,609       0.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    SDL P.L.C.                                                      44,319 $  316,703       0.0%
    Senior P.L.C.                                                  319,275  1,222,802       0.1%
*   Serco Group P.L.C.                                              31,940     49,470       0.0%
    Severfield P.L.C.                                               65,902     57,101       0.0%
    Severn Trent P.L.C.                                             17,651    494,924       0.0%
    Shire P.L.C.                                                     8,763    431,627       0.0%
    Shire P.L.C. ADR                                                 3,402    502,237       0.0%
    SIG P.L.C.                                                     585,916  1,341,952       0.1%
*   Sky P.L.C.                                                      61,716    772,947       0.0%
    Smith & Nephew P.L.C.                                           40,935    772,098       0.0%
    Smith & Nephew P.L.C. Sponsored ADR                             23,126    884,801       0.0%
    Smiths Group P.L.C.                                             55,681  1,161,833       0.1%
    Soco International P.L.C.                                      152,615    236,168       0.0%
    Softcat P.L.C.                                                   4,796     34,186       0.0%
    Spectris P.L.C.                                                 50,464  1,715,698       0.1%
    Speedy Hire P.L.C.                                             241,247    177,156       0.0%
    Spirax-Sarco Engineering P.L.C.                                 21,792  1,635,189       0.1%
    Spire Healthcare Group P.L.C.                                   69,321    273,517       0.0%
    Spirent Communications P.L.C.                                  321,554    421,840       0.0%
*   Sportech P.L.C.                                                  2,757      3,844       0.0%
*   Sports Direct International P.L.C.                             128,940    677,211       0.0%
    SSE P.L.C.                                                      85,145  1,563,764       0.1%
    SSP Group P.L.C.                                                98,707    766,566       0.0%
    St James's Place P.L.C.                                         62,285    973,508       0.0%
    St. Ives P.L.C.                                                 58,763     57,380       0.0%
    St. Modwen Properties P.L.C.                                   177,496    897,044       0.0%
    Stagecoach Group P.L.C.                                        147,789    327,362       0.0%
*   Standard Chartered P.L.C.                                      415,514  4,138,465       0.2%
    Standard Life Aberdeen P.L.C.                                  491,834  2,806,514       0.1%
    Sthree P.L.C.                                                   54,551    257,227       0.0%
    Stobart Group, Ltd.                                             76,786    288,212       0.0%
    Stock Spirits Group P.L.C.                                      23,371     78,198       0.0%
    SuperGroup P.L.C.                                               25,141    619,048       0.0%
    Synthomer P.L.C.                                               166,018  1,079,554       0.1%
#   TalkTalk Telecom Group P.L.C.                                  176,147    499,519       0.0%
    Tate & Lyle P.L.C.                                             200,729  1,724,318       0.1%
    Taylor Wimpey P.L.C.                                           790,495  2,094,873       0.1%
    Ted Baker P.L.C.                                                10,883    400,486       0.0%
    Telecom Plus P.L.C.                                             40,680    659,085       0.0%
    Tesco P.L.C.                                                   449,902  1,084,078       0.1%
    Thomas Cook Group P.L.C.                                       850,887  1,353,812       0.1%
    Topps Tiles P.L.C.                                              57,768     53,523       0.0%
    TP ICAP P.L.C.                                                 212,224  1,534,427       0.1%
    Travis Perkins P.L.C.                                           59,112  1,193,290       0.1%
    Trifast P.L.C.                                                  26,856     78,510       0.0%
    Trinity Mirror P.L.C.                                          269,168    301,966       0.0%
    TT Electronics P.L.C.                                           83,086    246,364       0.0%
    TUI AG(5666292)                                                 86,705  1,569,718       0.1%
    TUI AG(B11LJN4)                                                 44,549    804,607       0.0%
*   Tullow Oil P.L.C.                                            1,219,868  2,951,651       0.1%
    U & I Group P.L.C.                                              90,665    222,380       0.0%
    UBM P.L.C.                                                     145,279  1,357,208       0.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
UNITED KINGDOM -- (Continued)
    UDG Healthcare P.L.C.                                           97,328 $    1,195,050       0.1%
    Ultra Electronics Holdings P.L.C.                               43,007      1,041,403       0.1%
    United Utilities Group P.L.C.                                   36,035        398,677       0.0%
*   Vectura Group P.L.C.                                           375,196        498,183       0.0%
    Vedanta Resources P.L.C.                                        40,013        471,855       0.0%
    Vesuvius P.L.C.                                                228,503      1,782,681       0.1%
    Victrex P.L.C.                                                  43,643      1,389,632       0.1%
    Virgin Money Holdings UK P.L.C.                                173,041        670,318       0.0%
    Vitec Group P.L.C. (The)                                         9,883        147,851       0.0%
    Vodafone Group P.L.C.                                        1,755,059      5,020,063       0.2%
    Vodafone Group P.L.C. Sponsored ADR                            142,624      4,133,249       0.2%
*   Volex P.L.C.                                                     2,165          2,070       0.0%
    Weir Group P.L.C. (The)                                         39,118      1,014,121       0.1%
    WH Smith P.L.C.                                                 41,625      1,131,688       0.1%
    Whitbread P.L.C.                                                15,605        765,370       0.0%
    William Hill P.L.C.                                            481,604      1,652,632       0.1%
    Wincanton P.L.C.                                                30,932        102,723       0.0%
*   Wizz Air Holdings P.L.C.                                         3,856        167,735       0.0%
    WM Morrison Supermarkets P.L.C.                              1,336,779      3,979,909       0.2%
    Worldpay Group P.L.C.                                           87,288        470,536       0.0%
    WPP P.L.C.                                                       6,645        117,478       0.0%
    WPP P.L.C. Sponsored ADR                                        10,444        922,101       0.0%
    Xaar P.L.C.                                                     27,006        175,901       0.0%
    XP Power, Ltd.                                                   3,483        161,868       0.0%
    ZPG P.L.C.                                                      31,241        145,231       0.0%
                                                                           --------------      ----
TOTAL UNITED KINGDOM                                                          374,224,195      14.8%
                                                                           --------------      ----
UNITED STATES -- (0.0%)
*   BioTelemetry, Inc.                                                 476         13,831       0.0%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         2,494,459,291      98.6%
                                                                           --------------      ----
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG                                      6,663        584,628       0.0%
    Biotest AG                                                      12,291        324,610       0.0%
    Draegerwerk AG & Co. KGaA                                        5,906        678,706       0.0%
    Fuchs Petrolub SE                                               12,294        692,305       0.0%
    Henkel AG & Co. KGaA                                             2,922        410,296       0.0%
    Jungheinrich AG                                                 18,826        857,374       0.1%
    Porsche Automobil Holding SE                                    20,578      1,505,804       0.1%
    Sartorius AG                                                     5,992        559,510       0.0%
    Schaeffler AG                                                    2,972         47,386       0.0%
    Sixt SE                                                         11,719        760,259       0.1%
    STO SE & Co. KGaA                                                  725        109,317       0.0%
    Villeroy & Boch AG                                               7,436        173,906       0.0%
    Volkswagen AG                                                   25,998      4,760,315       0.2%
                                                                           --------------      ----
TOTAL GERMANY                                                                  11,464,416       0.5%
                                                                           --------------      ----
TOTAL PREFERRED STOCKS                                                         11,464,416       0.5%
                                                                           --------------      ----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*    Nufarm, Ltd. Rights 11/15/17                                     21,726 $       28,267        0.0%
*    Westgold Resources, Ltd. Rights 06/30/19                         21,636          5,382        0.0%
                                                                             --------------      -----
TOTAL AUSTRALIA                                                                      33,649        0.0%
                                                                             --------------      -----
AUSTRIA -- (0.0%)
*    Intercell AG Rights 05/16/13                                      1,270             --        0.0%
                                                                             --------------      -----
CANADA -- (0.0%)
*    QLT, Inc. Warrants 11/23/17                                       3,731             --        0.0%
*    QLT, Inc. Warrants 11/23/17 Class A                               3,731             --        0.0%
                                                                             --------------      -----
TOTAL CANADA                                                                             --        0.0%
                                                                             --------------      -----
FRANCE -- (0.0%)
#*   Archos Warrants 12/31/18                                         19,979            372        0.0%
*    Maurel et prom Rights 12/31/00                                  105,117             --        0.0%
                                                                             --------------      -----
TOTAL FRANCE                                                                            372        0.0%
                                                                             --------------      -----
HONG KONG -- (0.0%)
*    International Standard Resources Holdings, Ltd. Warrants
       05/10/18                                                      324,900            417        0.0%
                                                                             --------------      -----
SPAIN -- (0.0%)
*    Banco Santander SA Rights 11/01/17                              949,099         45,328        0.0%
*    Ferrovial SA Rights 11/13/17                                     17,624          8,479        0.0%
*    Grupo Ezentis SA Rights 10/19/17                                 35,000            158        0.0%
*    Liberbank SA Rights 11/10/17                                    330,659        119,017        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17                  27,730         11,370        0.0%
                                                                             --------------      -----
TOTAL SPAIN                                                                         184,352        0.0%
                                                                             --------------      -----
SWITZERLAND -- (0.0%)
*    Evolva Holding, Ltd. Rights 11/08/17                            188,862         11,358        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                               230,148        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   2,506,153,855
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (6.3%)
(S)@ DFA Short Term Investment Fund                               14,624,867    169,224,337        6.7%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $2,123,246,116)                          $2,675,378,192      105.8%
                                                                             ==============      =====

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia                   $  3,313,075 $  146,808,209   --    $  150,121,284
   Austria                               --     21,355,276   --        21,355,276
   Belgium                          789,230     44,749,998   --        45,539,228
   Canada                       213,839,767          4,872   --       213,844,639
   China                                 --         64,762   --            64,762
   Denmark                          873,243     50,444,421   --        51,317,664
   Finland                               --     53,599,068   --        53,599,068
   France                           800,197    166,683,951   --       167,484,148
   Germany                        6,042,026    160,255,439   --       166,297,465
   Hong Kong                        680,141     78,293,990   --        78,974,131
   Ireland                        2,585,278     10,818,985   --        13,404,263
   Israel                         1,146,076     19,239,403   --        20,385,479
   Italy                            533,795     83,898,119   --        84,431,914
   Japan                          9,690,572    627,601,923   --       637,292,495
   Netherlands                    7,851,770     60,903,592   --        68,755,362
   New Zealand                        6,270     12,675,425   --        12,681,695
   Norway                           222,380     22,866,373   --        23,088,753
   Portugal                              --      9,204,857   --         9,204,857
   Singapore                         13,034     31,176,473   --        31,189,507
   Spain                          2,651,326     51,482,215   --        54,133,541
   Sweden                           172,409     68,802,505   --        68,974,914
   Switzerland                    9,644,504    138,436,316   --       148,080,820
   United Kingdom                61,642,137    312,582,058   --       374,224,195
   United States                     13,831             --   --            13,831
Preferred Stocks
   Germany                               --     11,464,416   --        11,464,416
Rights/Warrants
   Australia                             --         33,649   --            33,649
   France                                --            372   --               372
   Hong Kong                             --            417   --               417
   Spain                                 --        184,352   --           184,352
   Switzerland                           --         11,358   --            11,358
Securities Lending Collateral            --    169,224,337   --       169,224,337
                               ------------ --------------   --    --------------
TOTAL                          $322,511,061 $2,352,867,131   --    $2,675,378,192
                               ============ ==============   ==    ==============

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
COMMON STOCKS -- (97.8%)
AUSTRALIA -- (4.3%)
#*  A.C.N. 004 410 833, Ltd.                                     378,352 $  5,687       0.0%
    Adairs, Ltd.                                                  11,388   13,351       0.0%
    Ainsworth Game Technology, Ltd.                               27,497   47,992       0.0%
    Ansell, Ltd.                                                  23,361  430,008       0.1%
    AP Eagers, Ltd.                                               17,709  101,850       0.0%
    AUB Group, Ltd.                                                4,290   43,518       0.0%
    Ausdrill, Ltd.                                                54,212   90,191       0.0%
    Austal, Ltd.                                                  55,697   75,176       0.0%
*   Australian Agricultural Co., Ltd.                            100,941  113,712       0.0%
    Australian Pharmaceutical Industries, Ltd.                    64,956   74,980       0.0%
    Australian Vintage, Ltd.                                      55,331   18,435       0.0%
    Auswide Bank, Ltd.                                             2,707   11,342       0.0%
    Automotive Holdings Group, Ltd.                               44,555  110,546       0.0%
*   Avanco Resources, Ltd.                                       169,200   12,689       0.0%
*   AWE, Ltd.                                                     99,671   39,005       0.0%
    Baby Bunting Group, Ltd.                                      11,571   14,247       0.0%
    Bank of Queensland, Ltd.                                      61,403  628,597       0.1%
*   Base Resources, Ltd.                                         116,490   29,967       0.0%
    Beach Energy, Ltd.                                           379,085  283,591       0.1%
    Bega Cheese, Ltd.                                             30,799  173,519       0.1%
    Bendigo & Adelaide Bank, Ltd.                                 77,430  675,360       0.2%
*   Billabong International, Ltd.                                 13,437    6,566       0.0%
    BlueScope Steel, Ltd.                                         88,385  870,152       0.2%
    Boral, Ltd.                                                  149,841  822,228       0.2%
    Brickworks, Ltd.                                              12,610  137,148       0.0%
    Cabcharge Australia, Ltd.                                      2,015    2,556       0.0%
*   Capitol Health, Ltd.                                         113,336   23,877       0.0%
*   Cardno, Ltd.                                                  46,369   47,165       0.0%
*   Carnegie Clean Energy, Ltd.                                  328,120    9,044       0.0%
    Cash Converters International, Ltd.                           74,180   20,426       0.0%
    Cedar Woods Properties, Ltd.                                  12,073   52,970       0.0%
    Cleanaway Waste Management, Ltd.                             290,297  334,082       0.1%
    Codan, Ltd.                                                   10,864   19,953       0.0%
*   CSG, Ltd.                                                     55,439   25,026       0.0%
    CSR, Ltd.                                                     78,094  284,053       0.1%
    Decmil Group, Ltd.                                            36,279   35,323       0.0%
    Donaco International, Ltd.                                    33,958   12,234       0.0%
    Downer EDI, Ltd.                                             110,142  591,010       0.1%
    Eclipx Group, Ltd.                                            35,417  109,957       0.0%
*   Ellex Medical Lasers, Ltd.                                    18,108   15,798       0.0%
*   Energy World Corp., Ltd.                                      74,723   17,125       0.0%
    EQT Holdings, Ltd.                                             2,468   34,953       0.0%
    Estia Health, Ltd.                                            19,842   52,908       0.0%
    Event Hospitality and Entertainment, Ltd.                     16,148  165,209       0.0%
    Evolution Mining, Ltd.                                       183,463  329,573       0.1%
    Fairfax Media, Ltd.                                          359,723  303,030       0.1%
    Finbar Group, Ltd.                                            16,583   11,931       0.0%
    Fleetwood Corp., Ltd.                                         13,313   25,084       0.0%
    Flight Centre Travel Group, Ltd.                               5,459  195,713       0.1%
    Freedom Foods Group, Ltd.                                      3,713   13,330       0.0%
    G8 Education, Ltd.                                            72,347  252,731       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
AUSTRALIA -- (Continued)
    GBST Holdings, Ltd.                                            7,067 $ 10,412       0.0%
    Genworth Mortgage Insurance Australia, Ltd.                   48,163  104,824       0.0%
    GrainCorp, Ltd. Class A                                       39,635  258,150       0.1%
    Greencross, Ltd.                                              13,658   55,606       0.0%
    GWA Group, Ltd.                                               29,399   57,399       0.0%
    Harvey Norman Holdings, Ltd.                                  69,965  202,665       0.1%
    Healthscope, Ltd.                                            221,187  332,253       0.1%
    Helloworld, Ltd.                                               6,616   23,310       0.0%
    HFA Holdings, Ltd.                                            21,454   50,137       0.0%
*   Hills, Ltd.                                                   49,821    6,477       0.0%
    HT&E, Ltd.                                                    44,205   58,877       0.0%
    Huon Aquaculture Group, Ltd.                                   4,197   15,833       0.0%
*   Imdex, Ltd.                                                   64,661   48,019       0.0%
    IMF Bentham, Ltd.                                             28,229   50,399       0.0%
    Incitec Pivot, Ltd.                                          259,307  760,610       0.2%
    Independence Group NL                                         93,484  287,246       0.1%
    Integral Diagnostics, Ltd.                                     9,719   12,537       0.0%
    IOOF Holdings, Ltd.                                           44,260  365,073       0.1%
    iSelect, Ltd.                                                 25,043   30,625       0.0%
    iSentia Group, Ltd.                                           29,441   22,334       0.0%
    IVE Group, Ltd.                                               16,896   26,403       0.0%
    Japara Healthcare, Ltd.                                       36,635   56,705       0.0%
*   Kingsgate Consolidated, Ltd.                                  27,223    8,422       0.0%
    LifeHealthcare Group, Ltd.                                    11,328   22,993       0.0%
    Link Administration Holdings, Ltd.                            48,687  307,438       0.1%
    MACA, Ltd.                                                    33,221   53,221       0.0%
*   Macmahon Holdings, Ltd.                                      171,639   31,581       0.0%
    Mantra Group, Ltd.                                            47,875  143,049       0.0%
    MaxiTRANS Industries, Ltd.                                    10,366    5,525       0.0%
    McPherson's, Ltd.                                             19,400   19,285       0.0%
*   Medusa Mining, Ltd.                                           16,023    4,829       0.0%
    Melbourne IT, Ltd.                                            12,621   29,861       0.0%
*   Mesoblast, Ltd.                                               39,034   40,002       0.0%
    Metals X, Ltd.                                                70,760   54,168       0.0%
    Metcash, Ltd.                                                157,262  324,872       0.1%
    Michael Hill International, Ltd.(BD8D249)                     12,726   10,366       0.0%
    Michael Hill International, Ltd.(BD8D250)                     14,063   11,415       0.0%
    Mineral Resources, Ltd.                                       21,427  285,938       0.1%
*   MMA Offshore, Ltd.                                            42,130    6,119       0.0%
    Monash IVF Group, Ltd.                                        26,751   31,952       0.0%
    Money3 Corp., Ltd.                                             7,843    9,378       0.0%
    Myer Holdings, Ltd.                                           98,154   57,507       0.0%
    MYOB Group, Ltd.                                              45,499  130,943       0.0%
    MyState, Ltd.                                                  7,129   26,074       0.0%
    New Hope Corp., Ltd.                                          30,315   46,400       0.0%
    Nine Entertainment Co. Holdings, Ltd.                        118,314  135,941       0.0%
*   NRW Holdings, Ltd.                                            51,927   51,107       0.0%
    Nufarm, Ltd.(6335331)                                         26,917  179,846       0.1%
    Nufarm, Ltd.(B672BY1)                                          5,982   41,571       0.0%
    oOh!media, Ltd.                                               26,631   89,341       0.0%
    Orica, Ltd.                                                   12,069  193,311       0.1%
    Orora, Ltd.                                                  153,460  400,163       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
AUSTRALIA -- (Continued)
    OZ Minerals, Ltd.                                             57,224 $353,362       0.1%
    Pacific Current Group, Ltd.                                    2,637   14,179       0.0%
    Pacific Energy, Ltd.                                          43,074   19,609       0.0%
*   Paladin Energy, Ltd.                                         233,089    4,242       0.0%
*   Panoramic Resources, Ltd.                                     69,619   21,297       0.0%
    Paragon Care, Ltd.                                            19,697   12,658       0.0%
    Peet, Ltd.                                                    52,346   58,519       0.0%
    Pepper Group, Ltd.                                             8,621   24,225       0.0%
*   Perseus Mining, Ltd.                                         282,700   68,804       0.0%
    Pioneer Credit, Ltd.                                           6,528   14,982       0.0%
    PMP, Ltd.                                                     46,886   26,955       0.0%
    Premier Investments, Ltd.                                     13,741  139,442       0.0%
    Primary Health Care, Ltd.                                     92,054  241,276       0.1%
    Prime Media Group, Ltd.                                       41,520   11,778       0.0%
    Qantas Airways, Ltd.                                          50,688  239,229       0.1%
    QMS Media, Ltd.                                               18,535   13,694       0.0%
    Qube Holdings, Ltd.                                            6,272   12,359       0.0%
    Quintis, Ltd.                                                 48,109    8,660       0.0%
*   Ramelius Resources, Ltd.                                      71,883   21,357       0.0%
    RCG Corp., Ltd.                                               29,493   16,945       0.0%
    RCR Tomlinson, Ltd.                                           25,324   83,438       0.0%
    Reject Shop, Ltd. (The)                                        9,026   32,212       0.0%
    Resolute Mining, Ltd.                                        136,660  107,177       0.0%
    Retail Food Group, Ltd.                                       15,756   53,091       0.0%
    Ridley Corp., Ltd.                                            58,051   64,492       0.0%
    Ruralco Holdings, Ltd.                                         9,807   21,610       0.0%
    Sandfire Resources NL                                         29,617  130,405       0.0%
*   Santos, Ltd.                                                 243,160  840,241       0.2%
    Select Harvests, Ltd.                                         17,346   62,393       0.0%
*   Senex Energy, Ltd.                                           216,337   57,306       0.0%
    Servcorp, Ltd.                                                 9,721   41,444       0.0%
    Service Stream, Ltd.                                          28,905   31,002       0.0%
    Seven Group Holdings, Ltd.                                    22,169  225,578       0.1%
    Seven West Media, Ltd.                                       174,143   90,155       0.0%
    Sigma Healthcare, Ltd.                                       155,220   89,757       0.0%
    Silver Chef, Ltd.                                              2,436   13,551       0.0%
    Sims Metal Management, Ltd.                                   30,006  304,249       0.1%
*   Sino Gas & Energy Holdings, Ltd.                             364,745   26,734       0.0%
    Southern Cross Media Group, Ltd.                              91,893   78,961       0.0%
    SpeedCast International, Ltd.                                 36,267  115,657       0.0%
    SRG, Ltd.                                                     11,007   12,194       0.0%
    Star Entertainment Grp, Ltd. (The)                           121,048  533,773       0.1%
    Steadfast Group, Ltd.                                        115,482  237,385       0.1%
    Sunland Group, Ltd.                                           37,093   48,585       0.0%
    Super Retail Group, Ltd.                                      22,892  136,283       0.0%
    Tabcorp Holdings, Ltd.                                       130,697  449,694       0.1%
    Tassal Group, Ltd.                                            30,191   97,392       0.0%
    Thorn Group, Ltd.                                             31,128   19,069       0.0%
    Tox Free Solutions, Ltd.                                      36,401   68,348       0.0%
    Treasury Wine Estates, Ltd.                                    9,257  111,120       0.0%
*   Troy Resources, Ltd.                                          40,490    3,037       0.0%
    Villa World, Ltd.                                             20,592   41,020       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
AUSTRALIA -- (Continued)
    Village Roadshow, Ltd.                                        14,192 $    40,756       0.0%
*   Virgin Australia Holdings, Ltd.                              192,840      27,389       0.0%
    Virtus Health, Ltd.                                           12,368      51,950       0.0%
    Vocus Group, Ltd.                                             90,995     200,996       0.1%
*   Watpac, Ltd.                                                  13,941       7,583       0.0%
    Webster, Ltd.                                                 12,558      12,680       0.0%
    Western Areas, Ltd.                                           49,901     106,460       0.0%
*   Westgold Resources, Ltd.                                      42,898      61,309       0.0%
*   Whitehaven Coal, Ltd.                                         97,192     277,796       0.1%
*   WorleyParsons, Ltd.                                           37,176     399,850       0.1%
    WPP AUNZ, Ltd.                                                45,871      32,296       0.0%
                                                                         -----------       ---
TOTAL AUSTRALIA                                                           20,173,420       4.3%
                                                                         -----------       ---
AUSTRIA -- (0.8%)
    Agrana Beteiligungs AG                                           764      94,721       0.0%
    Austria Technologie & Systemtechnik AG                         7,093     151,859       0.1%
    BUWOG AG                                                      14,178     408,676       0.1%
    EVN AG                                                         7,066     111,538       0.0%
*   FACC AG                                                        3,572      62,289       0.0%
    Oberbank AG                                                      337      31,226       0.0%
*   Raiffeisen Bank International AG                              27,085     941,911       0.2%
    Semperit AG Holding                                              401      11,725       0.0%
    Strabag SE                                                     2,562     106,979       0.0%
    UBM Development AG                                               377      17,168       0.0%
    UNIQA Insurance Group AG                                      34,746     356,003       0.1%
    Verbund AG                                                    13,532     328,613       0.1%
    Vienna Insurance Group AG Wiener Versicherung Gruppe           7,650     223,949       0.1%
    Voestalpine AG                                                10,404     571,994       0.1%
    Wienerberger AG                                               21,092     541,167       0.1%
                                                                         -----------       ---
TOTAL AUSTRIA                                                              3,959,818       0.9%
                                                                         -----------       ---
BELGIUM -- (1.1%)
    Ackermans & van Haaren NV                                      3,265     559,178       0.1%
    Ageas                                                         31,193   1,512,707       0.3%
*   AGFA-Gevaert NV                                               28,037     131,729       0.0%
    Atenor                                                           696      39,192       0.0%
    Banque Nationale de Belgique                                      33     109,763       0.0%
    Barco NV                                                         581      59,525       0.0%
    Bekaert SA                                                     6,125     289,723       0.1%
    Cie d'Entreprises CFE                                          1,222     178,692       0.1%
    Cie Immobiliere de Belgique SA                                   463      28,658       0.0%
    D'ieteren SA                                                   5,289     241,888       0.1%
    Deceuninck NV                                                 12,382      45,961       0.0%
    Euronav NV                                                    23,598     195,562       0.1%
    Exmar NV                                                       2,657      17,672       0.0%
    Jensen-Group NV                                                  718      34,555       0.0%
*   Nyrstar NV                                                    15,625     124,744       0.0%
    Ontex Group NV                                                15,832     556,806       0.1%
    Orange Belgium SA                                              6,896     159,734       0.1%
    Picanol                                                          268      30,237       0.0%
    Proximus SADP                                                  1,380      45,825       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
BELGIUM -- (Continued)
    RealDolmen                                                      571 $   16,652       0.0%
    Recticel SA                                                   9,128     90,375       0.0%
    Resilux                                                         145     25,443       0.0%
    Roularta Media Group NV                                         879     21,954       0.0%
    Sioen Industries NV                                           1,340     40,800       0.0%
    Sipef SA                                                        910     66,947       0.0%
    TER Beke SA                                                      72     14,531       0.0%
*   Tessenderlo Group SA                                          5,800    278,335       0.1%
                                                                        ----------       ---
TOTAL BELGIUM                                                            4,917,188       1.1%
                                                                        ----------       ---
BRAZIL -- (1.5%)
*   Aliansce Shopping Centers SA                                 28,878    154,838       0.0%
*   B2W Cia Digital                                              41,771    271,084       0.1%
*   Brasil Brokers Participacoes SA                              29,012      9,844       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas         5,300     20,625       0.0%
    Cia de Locacao das Americas                                   7,400     37,144       0.0%
*   Cia Siderurgica Nacional SA                                  90,600    233,472       0.1%
*   Construtora Tenda SA                                         10,821     56,564       0.0%
*   Cosan Logistica SA(BR17H74)                                  22,700     64,881       0.0%
*   Cosan Logistica SA(BF0KYP7)                                   5,878     16,711       0.0%
    CSU Cardsystem SA                                             4,000     12,900       0.0%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes      60,800    237,899       0.1%
*   Direcional Engenharia SA                                     18,100     32,368       0.0%
    Duratex SA                                                   93,795    274,105       0.1%
    Embraer SA                                                   70,489    337,653       0.1%
    Embraer SA Sponsored ADR                                     17,660    338,012       0.1%
    Estacio Participacoes SA                                     37,900    339,806       0.1%
*   Eternit SA                                                   23,800      7,857       0.0%
*   Even Construtora e Incorporadora SA                          55,700     91,945       0.0%
    Ez Tec Empreendimentos e Participacoes SA                    14,904     97,954       0.0%
    Fibria Celulose SA                                           38,805    620,871       0.1%
    Fras-Le SA                                                    7,200     12,193       0.0%
    GAEC Educacao SA                                              6,600     49,228       0.0%
*   Gafisa SA                                                     5,422     24,529       0.0%
    Gerdau SA                                                    20,900     69,256       0.0%
    Grendene SA                                                  19,100    160,621       0.0%
    Guararapes Confeccoes SA                                      1,800     86,113       0.0%
*   Helbor Empreendimentos SA                                    34,944     22,005       0.0%
    Iguatemi Empresa de Shopping Centers SA                      18,298    215,238       0.1%
    International Meal Co. Alimentacao SA                        38,953    123,243       0.0%
    Iochpe Maxion SA                                             28,026    191,820       0.0%
*   JHSF Participacoes SA                                        40,400     27,293       0.0%
*   JSL SA                                                        5,200     14,751       0.0%
*   Kepler Weber SA                                               3,700     25,256       0.0%
    Magnesita Refratarios SA                                      7,240    101,807       0.0%
    Mahle-Metal Leve SA                                           6,200     40,654       0.0%
    Marcopolo SA                                                 27,702     27,860       0.0%
*   Marfrig Global Foods SA                                      69,200    136,018       0.0%
*   Marisa Lojas SA                                              20,600     49,433       0.0%
*   Mills Estruturas e Servicos de Engenharia SA                 40,100     52,465       0.0%
    MRV Engenharia e Participacoes SA                            65,900    254,833       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
BRAZIL -- (Continued)
    Porto Seguro SA                                               24,684 $  269,454       0.1%
    Portobello SA                                                 14,500     25,708       0.0%
*   Profarma Distribuidora de Produtos Farmaceuticos SA            3,000      7,511       0.0%
*   Prumo Logistica SA                                            15,300     52,055       0.0%
*   Restoque Comercio e Confeccoes de Roupas SA                    2,114     28,334       0.0%
*   Rumo SA                                                      119,571    464,204       0.1%
*   Santos Brasil Participacoes SA                                72,800     77,890       0.0%
    Sao Martinho SA                                               35,152    197,826       0.1%
    SLC Agricola SA                                               12,000     80,702       0.0%
*   Springs Global Participacoes SA                                5,000     18,326       0.0%
    Sul America SA                                                62,286    341,390       0.1%
    T4F Entretenimento SA                                          4,600     12,276       0.0%
    Technos SA                                                     7,300      9,640       0.0%
*   Tecnisa SA                                                    32,211     22,942       0.0%
    Tegma Gestao Logistica SA                                      6,500     35,766       0.0%
*   Terra Santa Agro SA                                            2,100     10,271       0.0%
*   TPI - Triunfo Participacoes e Investimentos SA                 7,000      8,238       0.0%
    Tupy SA                                                       11,296     60,187       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                        19,900     73,181       0.0%
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao SA                                16,859     94,414       0.0%
    Via Varejo SA                                                 35,229    243,059       0.1%
                                                                         ----------       ---
TOTAL BRAZIL                                                              7,074,523       1.5%
                                                                         ----------       ---
CANADA -- (5.6%)
*   5N Plus, Inc.                                                  6,300     15,041       0.0%
    Acadian Timber Corp.                                           1,500     22,777       0.0%
*   Advantage Oil & Gas, Ltd.                                     36,000    190,590       0.1%
    Aecon Group, Inc.                                             12,000    180,730       0.1%
    AGF Management, Ltd. Class B                                  13,600     87,602       0.0%
    AirBoss of America Corp.                                       2,200     19,696       0.0%
    AKITA Drilling, Ltd. Class A                                   1,700      9,264       0.0%
*   Alacer Gold Corp.                                             58,223     90,713       0.0%
    Alamos Gold, Inc. Class A(BZ3DNP6)                            48,200    305,243       0.1%
    Alamos Gold, Inc. Class A(011532108)                           1,380      8,722       0.0%
    Alaris Royalty Corp.                                           8,600    136,256       0.0%
    Algoma Central Corp.                                           1,800     18,208       0.0%
*   Alio Gold, Inc.                                                7,744     30,735       0.0%
*   Americas Silver Corp.                                          3,900     15,841       0.0%
*   Amerigo Resources, Ltd.                                       25,000     15,890       0.0%
*   Argonaut Gold, Inc.                                           34,240     61,840       0.0%
*   Athabasca Oil Corp.                                           72,502     65,191       0.0%
*   ATS Automation Tooling Systems, Inc.                          14,973    172,350       0.0%
    AutoCanada, Inc.                                               5,578    100,785       0.0%
*   B2Gold Corp.                                                 149,500    380,095       0.1%
*   Baytex Energy Corp.                                           33,369     91,822       0.0%
    Birchcliff Energy, Ltd.                                       35,045    142,614       0.0%
*   BlackPearl Resources, Inc.                                    55,400     46,807       0.0%
    Bonavista Energy Corp.                                        48,061    102,075       0.0%
    Bonterra Energy Corp.                                          2,606     30,684       0.0%
*   BSM Technologies, Inc.                                         8,500      8,302       0.0%
*   Calfrac Well Services, Ltd.                                   17,300     69,731       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
CANADA -- (Continued)
    Cameco Corp.(13321L108)                                       35,376 $287,961       0.1%
    Cameco Corp.(2166160)                                         31,321  254,433       0.1%
    Canaccord Genuity Group, Inc.                                 23,900   79,475       0.0%
*   Canacol Energy, Ltd.                                          22,000   69,917       0.0%
    Canadian Western Bank                                         15,130  426,187       0.1%
*   Canfor Corp.                                                  12,000  238,679       0.1%
    Canfor Pulp Products, Inc.                                     5,700   62,253       0.0%
    CanWel Building Materials Group, Ltd.                          4,900   25,182       0.0%
*   Capstone Mining Corp.                                         75,200   85,686       0.0%
    Cardinal Energy, Ltd.                                          6,700   24,928       0.0%
    Cascades, Inc.                                                17,400  209,593       0.1%
*   Celestica, Inc.(2263362)                                       5,000   50,190       0.0%
*   Celestica, Inc.(15101Q108)                                    13,739  138,077       0.0%
*   Centerra Gold, Inc.                                           40,346  273,956       0.1%
    Cervus Equipment Corp.                                         2,400   28,184       0.0%
    Chesswood Group, Ltd.                                          1,300   12,979       0.0%
*   China Gold International Resources Corp., Ltd.                33,849   52,475       0.0%
    Cogeco, Inc.                                                   1,200   81,798       0.0%
*   Colabor Group, Inc.                                            7,000    4,178       0.0%
    Cona Resources, Ltd.                                           9,000   14,929       0.0%
#*  Copper Mountain Mining Corp.                                  29,510   35,684       0.0%
    Corus Entertainment, Inc. Class B                             22,985  213,263       0.1%
    Cott Corp.(2228952)                                           15,120  226,665       0.1%
    Cott Corp.(22163N106)                                          1,100   16,500       0.0%
    Crescent Point Energy Corp.                                   47,209  388,255       0.1%
*   Crew Energy, Inc.                                             31,300  106,024       0.0%
#*  Delphi Energy Corp.                                           39,000   36,276       0.0%
*   Detour Gold Corp.                                             28,657  305,429       0.1%
    DHX Media, Ltd.                                                5,700   18,778       0.0%
    Dominion Diamond Corp.(257287102)                              5,599   79,786       0.0%
    Dominion Diamond Corp.(B95LX89)                               10,500  149,430       0.0%
    Dorel Industries, Inc. Class B                                 6,200  161,668       0.0%
*   DREAM Unlimited Corp. Class A                                 11,800   67,227       0.0%
*   Dundee Precious Metals, Inc.                                  28,300   56,596       0.0%
    E-L Financial Corp., Ltd.                                        200  128,209       0.0%
    ECN Capital Corp.                                             52,500  172,138       0.0%
    Eldorado Gold Corp.                                          102,027  128,117       0.0%
    Element Fleet Management Corp.                                47,757  367,959       0.1%
    Empire Co., Ltd. Class A                                      19,556  338,490       0.1%
    Enbridge Income Fund Holdings, Inc.                            9,700  226,090       0.1%
*   Endeavour Mining Corp.                                         9,200  163,519       0.0%
    Enerflex, Ltd.                                                13,370  181,880       0.1%
*   Energy Fuels, Inc.                                            11,000   15,177       0.0%
    Enerplus Corp.                                                37,287  341,915       0.1%
    Ensign Energy Services, Inc.                                  27,262  140,314       0.0%
    Equitable Group, Inc.                                          2,653  123,386       0.0%
*   Essential Energy Services Trust                               18,500    8,461       0.0%
    Exchange Income Corp.                                          1,500   40,346       0.0%
    Exco Technologies, Ltd.                                        4,000   32,463       0.0%
*   EXFO, Inc.                                                     2,400    9,264       0.0%
    Fiera Capital Corp.                                            5,000   54,492       0.0%
*   First Majestic Silver Corp.                                   22,384  150,777       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
CANADA -- (Continued)
*   Fortress Paper, Ltd. Class A                                     300 $    972       0.0%
*   Fortuna Silver Mines, Inc.                                    27,468  115,612       0.0%
*   Frontera Energy Corp.                                            740   22,084       0.0%
*   GDI Integrated Facility Services, Inc.                           500    5,961       0.0%
*   Gear Energy, Ltd.                                             28,000   17,363       0.0%
    Genworth MI Canada, Inc.                                       7,700  239,278       0.1%
    goeasy, Ltd.                                                     700   16,956       0.0%
*   GoGold Resources, Inc.                                        13,500    4,500       0.0%
*   Gran Tierra Energy, Inc.                                      82,360  179,390       0.1%
*   Guyana Goldfields, Inc.                                       28,800  102,690       0.0%
*   Heroux-Devtek, Inc.                                            6,600   75,306       0.0%
    High Liner Foods, Inc.                                         4,800   52,870       0.0%
#   Home Capital Group, Inc.                                       9,198   99,530       0.0%
    Horizon North Logistics, Inc.                                 25,800   34,997       0.0%
    HudBay Minerals, Inc.                                         48,709  362,080       0.1%
    Hudson's Bay Co.                                              14,500  126,668       0.0%
*   IAMGOLD Corp.                                                 82,698  453,842       0.1%
*   Indigo Books & Music, Inc.                                       700   10,038       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.       9,954  451,059       0.1%
*   Interfor Corp.                                                14,244  231,861       0.1%
*   Intertain Group, Ltd.                                          1,000   11,402       0.0%
*   Kelt Exploration, Ltd.                                        27,490  150,651       0.0%
*   Kinross Gold Corp.                                           202,343  799,899       0.2%
    Kirkland Lake Gold, Ltd.                                      17,300  202,890       0.1%
    Laurentian Bank of Canada                                      6,400  297,651       0.1%
    Leon's Furniture, Ltd.                                         2,000   30,339       0.0%
    Linamar Corp.                                                  7,461  452,715       0.1%
    Liquor Stores N.A., Ltd.                                       5,600   42,583       0.0%
    Lundin Mining Corp.                                           73,197  558,297       0.1%
    Magellan Aerospace Corp.                                       2,279   34,129       0.0%
*   Major Drilling Group International, Inc.                      15,600   83,556       0.0%
    Mandalay Resources Corp.                                      53,311   12,190       0.0%
    Maple Leaf Foods, Inc.                                        13,400  347,542       0.1%
    Martinrea International, Inc.                                 15,600  152,965       0.0%
    Mediagrif Interactive Technologies, Inc.                       1,200   12,511       0.0%
*   MEG Energy Corp.                                              43,725  194,205       0.1%
    Melcor Developments, Ltd.                                      2,600   30,331       0.0%
*   Mitel Networks Corp.                                           4,310   37,050       0.0%
    Mullen Group, Ltd.                                            21,438  281,331       0.1%
*   NAPEC, Inc.                                                   14,900   14,899       0.0%
*   Neptune Technologies & Bioressources, Inc.                     6,300    5,909       0.0%
    Nevsun Resources, Ltd.                                        65,614  154,613       0.0%
*   New Gold, Inc.                                               105,758  350,040       0.1%
    North American Energy Partners, Inc.                           5,900   23,781       0.0%
*   NuVista Energy, Ltd.                                          31,600  196,444       0.1%
    OceanaGold Corp.                                              90,828  243,597       0.1%
    Osisko Gold Royalties, Ltd.                                   21,600  271,904       0.1%
*   Painted Pony Energy, Ltd.                                      8,505   17,866       0.0%
    Pan American Silver Corp.                                     22,998  375,783       0.1%
*   Paramount Resources, Ltd. Class A                             13,562  232,107       0.1%
    Pembina Pipeline Corp.                                        12,442  411,334       0.1%
*   Pengrowth Energy Corp.                                        72,742   81,758       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
CANADA -- (Continued)
    Peyto Exploration & Development Corp.                         16,678 $227,527       0.1%
*   Pine Cliff Energy, Ltd.                                       52,651   20,814       0.0%
    Pizza Pizza Royalty Corp.                                      4,500   59,856       0.0%
    Polaris Infrastructure, Inc.                                   1,200   17,478       0.0%
*   Precision Drilling Corp.                                      48,100  144,289       0.0%
*   Premier Gold Mines, Ltd.                                       4,300   11,432       0.0%
    Quarterhill, Inc.                                             24,899   47,092       0.0%
*   Raging River Exploration, Inc.                                24,500  144,520       0.0%
    Reitmans Canada, Ltd. Class A                                  7,000   25,176       0.0%
*   RMP Energy, Inc.                                              56,000   32,556       0.0%
    Rocky Mountain Dealerships, Inc.                               2,700   24,612       0.0%
    Russel Metals, Inc.                                            1,300   29,061       0.0%
*   Sandstorm Gold, Ltd.                                          31,399  135,322       0.0%
    Secure Energy Services, Inc.                                  32,181  209,784       0.1%
*   SEMAFO, Inc.                                                  36,510   91,692       0.0%
    ShawCor, Ltd.                                                  7,272  157,604       0.0%
*   Sherritt International Corp.                                  79,200   81,036       0.0%
*   Sierra Wireless, Inc.                                          6,100  136,459       0.0%
*   Spartan Energy Corp.                                          23,945  126,770       0.0%
    Sprott, Inc.                                                  26,400   43,587       0.0%
*   SSR Mining, Inc.                                              18,598  178,609       0.1%
    Stantec, Inc.                                                 11,422  326,343       0.1%
*   Stars Group, Inc. (The)(85570W100)                             8,457  170,409       0.0%
*   Stars Group, Inc. (The)(BDG1MJ0)                               9,824  197,759       0.1%
*   Street Capital Group, Inc.                                     7,900    7,532       0.0%
    Stuart Olson, Inc.                                             2,000    8,263       0.0%
*   SunOpta, Inc.                                                  2,097   19,607       0.0%
    Superior Plus Corp.                                           22,542  226,975       0.1%
    Surge Energy, Inc.                                            52,857   88,498       0.0%
    Tahoe Resources, Inc.                                          4,154   19,931       0.0%
*   Tamarack Valley Energy, Ltd.                                  24,700   57,820       0.0%
#*  Taseko Mines, Ltd.                                            51,903  113,856       0.0%
*   Teranga Gold Corp.                                            20,300   41,226       0.0%
    TFI International, Inc.                                       11,959  288,662       0.1%
    Timbercreek Financial Corp.                                    5,100   37,516       0.0%
    TMX Group, Ltd.                                                6,052  330,676       0.1%
    TORC Oil & Gas, Ltd.                                          31,137  163,879       0.0%
*   Torex Gold Resources, Inc.                                    10,364  142,916       0.0%
    Torstar Corp. Class B                                          9,900   10,360       0.0%
    Total Energy Services, Inc.                                    8,432   99,281       0.0%
*   Tourmaline Oil Corp.                                          26,500  484,974       0.1%
    TransAlta Corp.                                               55,014  325,368       0.1%
    Transcontinental, Inc. Class A                                11,500  255,298       0.1%
*   TransGlobe Energy Corp.                                       19,000   32,106       0.0%
*   Trican Well Service, Ltd.                                     56,576  212,690       0.1%
*   Trinidad Drilling, Ltd.                                       59,757   78,743       0.0%
*   Turquoise Hill Resources, Ltd.                               125,914  384,545       0.1%
    Uni-Select, Inc.                                               5,200  112,376       0.0%
*   Valeant Pharmaceuticals International, Inc.(91911K102)        14,784  172,825       0.0%
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)          12,400  144,848       0.0%
    Wajax Corp.                                                    3,100   56,372       0.0%
    West Fraser Timber Co., Ltd.                                   8,917  542,374       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CANADA -- (Continued)
    Western Forest Products, Inc.                                    77,905 $   158,213       0.0%
    WestJet Airlines, Ltd.                                            2,556      53,414       0.0%
*   Westport Fuel Systems, Inc.                                       6,300      21,731       0.0%
    Whitecap Resources, Inc.                                         73,079     524,542       0.1%
*   Xtreme Drilling Corp.                                             3,597       5,855       0.0%
    Yamana Gold, Inc.                                               152,660     396,412       0.1%
*   Yangarra Resources, Ltd.                                         16,000      48,988       0.0%
*   Yellow Pages, Ltd.                                                6,500      41,718       0.0%
                                                                            -----------       ---
TOTAL CANADA                                                                 26,390,748       5.7%
                                                                            -----------       ---
CHILE -- (0.3%)
    Besalco SA                                                       38,783      45,384       0.0%
    CAP SA                                                           14,327     155,370       0.1%
*   Cia Sud Americana de Vapores SA                               2,813,741     160,194       0.1%
    Empresa Nacional de Telecomunicaciones SA                         9,231     106,758       0.0%
*   Empresas AquaChile SA                                            25,817      12,901       0.0%
    Empresas Hites SA                                                12,280      13,507       0.0%
*   Empresas La Polar SA                                            303,149      35,162       0.0%
    Grupo Security SA                                               132,958      60,372       0.0%
    Inversiones Aguas Metropolitanas SA                              34,409      61,559       0.0%
    Inversiones La Construccion SA                                    5,977     101,873       0.0%
    Itau CorpBanca(BYT25P4)                                      18,449,805     173,604       0.1%
    Itau CorpBanca(45033E105)                                           900      12,402       0.0%
*   Masisa SA                                                       372,415      28,264       0.0%
    PAZ Corp. SA                                                     12,816      22,148       0.0%
    Ripley Corp. SA                                                 132,534     139,506       0.0%
    Salfacorp SA                                                     71,737     123,404       0.0%
    Sigdo Koppers SA                                                 19,794      38,261       0.0%
    Sociedad Matriz SAAM SA                                         761,468      77,772       0.0%
    Socovesa SA                                                      54,873      34,647       0.0%
    Vina Concha y Toro SA                                            50,888      89,777       0.0%
                                                                            -----------       ---
TOTAL CHILE                                                                   1,492,865       0.3%
                                                                            -----------       ---
CHINA -- (7.9%)
*   21Vianet Group, Inc. ADR                                         18,392     138,124       0.0%
#   361 Degrees International, Ltd.                                 118,000      44,947       0.0%
    Agile Group Holdings, Ltd.                                      322,000     469,784       0.1%
    AMVIG Holdings, Ltd.                                             64,000      18,129       0.0%
    Angang Steel Co., Ltd. Class H                                  158,000     138,506       0.0%
*   Anton Oilfield Services Group                                    80,000       9,554       0.0%
*   Art Group Holdings, Ltd.                                        215,000      12,137       0.0%
    Asia Cement China Holdings Corp.                                100,500      35,049       0.0%
*   Asia Resources Holdings, Ltd.                                   490,000       8,726       0.0%
    AVIC International Holdings, Ltd. Class H                        68,000      63,472       0.0%
    AviChina Industry & Technology Co., Ltd. Class H                415,000     241,043       0.1%
    BAIC Motor Corp., Ltd. Class H                                  190,500     223,294       0.1%
    Bank of Chongqing Co., Ltd. Class H                              98,500      79,926       0.0%
*   Baoye Group Co., Ltd. Class H                                    46,000      32,292       0.0%
    BBMG Corp. Class H                                              432,000     215,586       0.1%
    Beijing Capital International Airport Co., Ltd. Class H         186,000     305,435       0.1%
    Beijing Capital Land, Ltd. Class H                              242,000     130,405       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
CHINA -- (Continued)
#*  Beijing Enterprises Environment Group, Ltd.                  129,000 $ 21,018       0.0%
    Beijing Enterprises Holdings, Ltd.                            94,000  558,854       0.1%
    Beijing North Star Co., Ltd. Class H                         176,000   65,495       0.0%
#*  Beijing Properties Holdings, Ltd.                            452,000   19,718       0.0%
    Beijing Urban Construction Design & Development Group Co.,
      Ltd. Class H                                                45,000   26,022       0.0%
    Billion Industrial Holdings, Ltd.                             18,000   16,752       0.0%
*   Bitauto Holdings, Ltd. ADR                                     6,297  284,436       0.1%
*   Boer Power Holdings, Ltd.                                     32,000    8,249       0.0%
*   C C Land Holdings, Ltd.                                       74,000   16,323       0.0%
    Cabbeen Fashion, Ltd.                                         48,000   13,105       0.0%
#*  Capital Environment Holdings, Ltd.                           800,000   37,485       0.0%
#*  CAR, Inc.                                                    128,000  114,047       0.0%
#*  Central China Real Estate, Ltd.                              135,000   64,710       0.0%
*   Century Sunshine Group Holdings, Ltd.                        300,000    9,543       0.0%
#*  CGN Meiya Power Holdings Co., Ltd.                           292,000   43,827       0.0%
    Changshouhua Food Co., Ltd.                                   36,000   17,684       0.0%
#   Chaowei Power Holdings, Ltd.                                 164,000   92,563       0.0%
*   Chiho-Tiande Group, Ltd.                                      72,000   36,115       0.0%
#   China Aerospace International Holdings, Ltd.                 418,000   52,538       0.0%
    China Agri-Industries Holdings, Ltd.                         458,000  223,834       0.1%
#   China All Access Holdings, Ltd.                              242,000   71,061       0.0%
    China Aoyuan Property Group, Ltd.                            252,000  152,771       0.1%
    China BlueChemical, Ltd. Class H                             374,000  111,791       0.0%
*   China Chengtong Development Group, Ltd.                      246,000   18,306       0.0%
#   China Coal Energy Co., Ltd. Class H                          361,000  165,339       0.1%
    China Communications Services Corp., Ltd. Class H            502,000  304,654       0.1%
    China Conch Venture Holdings, Ltd.                           279,500  569,877       0.1%
*   China Daye Non-Ferrous Metals Mining, Ltd.                   566,000    8,296       0.0%
*   China Dynamics Holdings, Ltd.                                520,000   13,610       0.0%
#   China Electronics Optics Valley Union Holding Co., Ltd.      508,000   48,268       0.0%
#*  China Energine International Holding, Ltd.                   310,000   18,506       0.0%
    China Energy Engineering Corp., Ltd. Class H                 220,000   38,948       0.0%
    China Everbright Water, Ltd.                                  61,600   21,914       0.0%
*   China Fiber Optic Network System Group, Ltd.                 344,000    5,790       0.0%
    China Financial Services Holdings, Ltd.                      244,000   21,255       0.0%
*   China Fire Safety Enterprise Group, Ltd.                     240,000   13,390       0.0%
    China Foods, Ltd.                                            200,000  126,502       0.0%
*   China Glass Holdings, Ltd.                                    94,000    9,172       0.0%
*   China Harmony New Energy Auto Holding, Ltd.                  180,500  106,649       0.0%
    China High Speed Transmission Equipment Group Co., Ltd.       66,000   71,942       0.0%
#*  China Hongqiao Group, Ltd.                                   250,000  300,221       0.1%
*   China Huiyuan Juice Group, Ltd.                              110,500   35,131       0.0%
    China International Capital Corp., Ltd. Class H              103,200  212,803       0.1%
    China Jinmao Holdings Group, Ltd.                            818,000  367,612       0.1%
    China Lesso Group Holdings, Ltd.                             207,000  138,329       0.0%
    China Lilang, Ltd.                                            90,000   70,070       0.0%
    China National Building Material Co., Ltd. Class H           660,000  557,058       0.1%
    China National Materials Co., Ltd. Class H                   252,000  173,948       0.1%
#*  China New Town Development Co., Ltd.                         462,500   21,363       0.0%
*   China Oceanwide Holdings, Ltd.                               724,000   60,322       0.0%
    China Oil & Gas Group, Ltd.                                  920,000   62,530       0.0%
#   China Oriental Group Co., Ltd.                               148,000   96,846       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
CHINA -- (Continued)
    China Overseas Grand Oceans Group, Ltd.                        200,000 $117,307       0.0%
*   China Properties Group, Ltd.                                   101,000   22,656       0.0%
    China Reinsurance Group Corp. Class H                          532,000  118,085       0.0%
    China Resources Cement Holdings, Ltd.                          442,000  298,748       0.1%
#*  China Ruifeng Renewable Energy Holdings, Ltd.                  152,000   13,060       0.0%
*   China Rundong Auto Group, Ltd.                                  44,000   18,053       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                         60,000   25,629       0.0%
    China SCE Property Holdings, Ltd.                              327,000  147,628       0.0%
#*  China Shengmu Organic Milk, Ltd.                               543,000   93,266       0.0%
    China Shineway Pharmaceutical Group, Ltd.                       71,000   66,547       0.0%
    China Silver Group, Ltd.                                       172,000   59,107       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.                159,000   57,090       0.0%
#   China South City Holdings, Ltd.                                648,000  181,143       0.1%
    China Southern Airlines Co., Ltd. Class H                      294,000  217,361       0.1%
    China Starch Holdings, Ltd.                                    520,000   20,343       0.0%
    China Sunshine Paper Holdings Co., Ltd.                        110,500   33,155       0.0%
    China Taiping Insurance Holdings Co., Ltd.                     278,000  916,775       0.2%
*   China Tianrui Group Cement Co., Ltd.                            14,000    8,226       0.0%
    China Traditional Chinese Medicine Holdings Co., Ltd.          382,000  218,982       0.1%
    China Travel International Investment Hong Kong, Ltd.          538,000  199,470       0.1%
#   China Vast Industrial Urban Development Co., Ltd.               68,000   37,096       0.0%
*   China Water Industry Group, Ltd.                               260,000   56,320       0.0%
    China XLX Fertiliser, Ltd.                                     112,000   40,496       0.0%
#*  China Yurun Food Group, Ltd.                                   311,000   37,483       0.0%
    China ZhengTong Auto Services Holdings, Ltd.                   173,500  182,675       0.1%
#   China Zhongwang Holdings, Ltd.                                 356,800  210,478       0.1%
    Chinasoft International, Ltd.                                  430,000  250,954       0.1%
    Chongqing Machinery & Electric Co., Ltd. Class H               186,000   22,652       0.0%
    Chongqing Rural Commercial Bank Co., Ltd. Class H              462,000  314,068       0.1%
    Chu Kong Shipping Enterprise Group Co., Ltd.                    78,000   19,886       0.0%
    CIFI Holdings Group Co., Ltd.                                  644,000  359,037       0.1%
*   CIMC Enric Holdings, Ltd.                                      106,000   71,784       0.0%
*   CITIC Dameng Holdings, Ltd.                                    249,000   15,814       0.0%
#   CITIC Resources Holdings, Ltd.                                 536,000   58,462       0.0%
#   Citychamp Watch & Jewellery Group, Ltd.                        160,000   40,202       0.0%
    Clear Media, Ltd.                                               36,000   40,964       0.0%
#   Cogobuy Group                                                  142,000   85,435       0.0%
    Comba Telecom Systems Holdings, Ltd.                           270,193   49,525       0.0%
    Concord New Energy Group, Ltd.                               1,350,000   65,800       0.0%
#*  Coolpad Group, Ltd.                                            659,400   32,970       0.0%
    COSCO SHIPPING Energy Transportation Co., Ltd. Class H         286,000  167,537       0.1%
*   Coslight Technology International Group Co., Ltd.               32,000   14,035       0.0%
#   Cosmo Lady China Holdings Co., Ltd.                            129,000   51,640       0.0%
    CP Pokphand Co., Ltd.                                        1,138,000   91,959       0.0%
    CPMC Holdings, Ltd.                                             72,000   60,368       0.0%
    CRCC High-Tech Equipment Corp., Ltd. Class H                    94,500   30,902       0.0%
#   CT Environmental Group, Ltd.                                   532,000   81,903       0.0%
    Da Ming International Holdings, Ltd.                            72,000   29,071       0.0%
    Dah Chong Hong Holdings, Ltd.                                  175,000   82,147       0.0%
    Dalian Port PDA Co., Ltd. Class H                               82,000   14,306       0.0%
*   Daphne International Holdings, Ltd.                            328,000   22,279       0.0%
    Dawnrays Pharmaceutical Holdings, Ltd.                          72,000   42,658       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
CHINA -- (Continued)
*   Differ Group Holding Co., Ltd.                                 190,000 $ 15,837       0.0%
*   Digital China Holdings, Ltd.                                   199,000  120,459       0.0%
*   Dongfang Electric Corp., Ltd. Class H                           73,000   71,237       0.0%
    Dongfeng Motor Group Co., Ltd. Class H                         508,000  697,326       0.2%
    Dongyue Group, Ltd.                                            141,000  102,702       0.0%
#   Dynagreen Environmental Protection Group Co., Ltd. Class H      86,000   51,846       0.0%
    E-Commodities Holdings, Ltd.                                   444,000   43,286       0.0%
*   eHi Car Services, Ltd. Sponsored ADR                             5,618   64,438       0.0%
#   EVA Precision Industrial Holdings, Ltd.                        314,000   43,586       0.0%
    Fantasia Holdings Group Co., Ltd.                              432,000   61,521       0.0%
    Far East Horizon, Ltd.                                         393,000  390,530       0.1%
    First Tractor Co., Ltd. Class H                                 80,000   39,080       0.0%
    Fufeng Group, Ltd.                                             273,000  196,774       0.1%
    Future Land Development Holdings, Ltd.                         340,000  163,679       0.1%
#*  GCL-Poly Energy Holdings, Ltd.                               2,913,000  500,868       0.1%
    Gemdale Properties & Investment Corp., Ltd.                    772,000   79,186       0.0%
*   Glorious Property Holdings, Ltd.                               558,000   60,804       0.0%
    Golden Throat Holdings Group Co., Ltd.                          21,500    5,956       0.0%
    Goldlion Holdings, Ltd.                                         60,000   23,540       0.0%
#   GOME Retail Holdings, Ltd.                                   2,442,000  313,161       0.1%
#*  Grand Baoxin Auto Group, Ltd.                                  100,500   54,111       0.0%
#   Greatview Aseptic Packaging Co., Ltd.                          205,000  128,256       0.0%
    Greenland Hong Kong Holdings, Ltd.                             176,000   84,385       0.0%
#   Greentown China Holdings, Ltd.                                 145,000  181,123       0.1%
    Guangdong Yueyun Transportation Co., Ltd. Class H               35,000   22,439       0.0%
    Guangshen Railway Co., Ltd. Class H                             80,000   46,565       0.0%
    Guangzhou R&F Properties Co., Ltd. Class H                     194,400  414,522       0.1%
*   Guodian Technology & Environment Group Corp., Ltd. Class H     101,000    7,382       0.0%
    Guolian Securities Co., Ltd. Class H                           118,000   57,826       0.0%
#   Guorui Properties, Ltd.                                        215,000   63,444       0.0%
*   Haichang Ocean Park Holdings, Ltd.                             214,000   51,295       0.0%
*   Harbin Bank Co., Ltd. Class H                                  189,000   56,970       0.0%
    Harbin Electric Co., Ltd. Class H                              138,000   64,975       0.0%
#   Harmonicare Medical Holdings, Ltd.                             118,000   45,256       0.0%
#   HC International, Inc.                                         104,500   82,442       0.0%
*   Hengshi Mining Investments, Ltd.                                46,000   11,087       0.0%
*   Hi Sun Technology China, Ltd.                                  384,000   88,169       0.0%
    HKC Holdings, Ltd.                                              41,000   33,538       0.0%
    HNA Infrastructure Co., Ltd. Class H                            31,000   33,441       0.0%
*   Honghua Group, Ltd.                                            573,000   55,888       0.0%
    Honworld Group, Ltd.                                            49,000   23,938       0.0%
    Hopson Development Holdings, Ltd.                              144,000  147,348       0.0%
    HOSA International, Ltd.                                        86,000   25,369       0.0%
*   Hua Han Health Industry Holdings, Ltd.                         764,000   51,904       0.0%
    Huaneng Renewables Corp., Ltd. Class H                       1,074,000  369,353       0.1%
    Huishang Bank Corp., Ltd. Class H                              158,000   79,977       0.0%
#*  Hydoo International Holding, Ltd.                              256,000   24,727       0.0%
    Inner Mongolia Yitai Coal Co., Ltd. Class H                     28,300   33,349       0.0%
#   Jiangnan Group, Ltd.                                           280,000   23,340       0.0%
    Jiangxi Copper Co., Ltd. Class H                               179,000  285,819       0.1%
*   Jiayuan International Group, Ltd.                              136,000   98,130       0.0%
*   JinkoSolar Holding Co., Ltd. ADR                                 5,617  149,581       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
CHINA -- (Continued)
    Joy City Property, Ltd.                                        726,000 $126,694       0.0%
    Ju Teng International Holdings, Ltd.                           174,000   62,041       0.0%
    K Wah International Holdings, Ltd.                             291,338  167,368       0.1%
*   Kaisa Group Holdings, Ltd.                                     927,000  592,339       0.1%
    Kangda International Environmental Co., Ltd.                   119,000   30,065       0.0%
#*  Kasen International Holdings, Ltd.                             136,000   21,280       0.0%
    Kingboard Chemical Holdings, Ltd.                              133,500  792,196       0.2%
    Kingboard Laminates Holdings, Ltd.                             151,000  253,758       0.1%
    Kunlun Energy Co., Ltd.                                        506,000  469,256       0.1%
    KWG Property Holding, Ltd.                                     291,500  289,410       0.1%
    Lee & Man Chemical Co., Ltd.                                    26,000   14,516       0.0%
    Lee & Man Paper Manufacturing, Ltd.                            260,000  317,633       0.1%
    Legend Holdings Corp. Class H                                   54,100  142,251       0.0%
    Lenovo Group, Ltd.                                           1,024,000  593,997       0.1%
    Leoch International Technology, Ltd.                           122,000   23,947       0.0%
#*  Lifestyle China Group, Ltd.                                    194,000   64,674       0.0%
    Logan Property Holdings Co., Ltd.                              200,000  185,279       0.1%
    Longfor Properties Co., Ltd.                                   269,500  629,532       0.2%
    Lonking Holdings, Ltd.                                         407,000  183,130       0.1%
#   Luye Pharma Group, Ltd.                                        211,500  140,972       0.0%
    LVGEM China Real Estate Investment Co., Ltd.                    76,000   22,232       0.0%
*   Maanshan Iron & Steel Co., Ltd. Class H                        308,000  144,738       0.0%
    Maoye International Holdings, Ltd.                             188,000   21,700       0.0%
*   MIE Holdings Corp.                                               6,000      508       0.0%
#   Minmetals Land, Ltd.                                           340,000   50,172       0.0%
    MOBI Development Co., Ltd.                                      68,000   13,364       0.0%
    Modern Land China Co., Ltd.                                    171,600   33,646       0.0%
    Nanjing Sample Technology Co., Ltd. Class H                      3,000    6,884       0.0%
#*  National Agricultural Holdings, Ltd.                           136,000    7,780       0.0%
*   New World Department Store China, Ltd.                         124,000   27,186       0.0%
    Nine Dragons Paper Holdings, Ltd.                              249,000  457,662       0.1%
#*  North Mining Shares Co., Ltd.                                2,260,000   46,350       0.0%
    NVC Lighting Holdings, Ltd.                                    217,000   23,672       0.0%
#*  O-Net Technologies Group, Ltd.                                  22,000   15,938       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                       50,000   19,294       0.0%
#*  Ozner Water International Holding, Ltd.                        117,000   37,032       0.0%
    Pacific Online, Ltd.                                           100,000   18,602       0.0%
#*  Panda Green Energy Group, Ltd.                                 808,000  122,299       0.0%
    Parkson Retail Group, Ltd.                                     179,500   27,172       0.0%
#   PAX Global Technology, Ltd.                                    155,000   78,439       0.0%
    Phoenix Satellite Television Holdings, Ltd.                    268,000   39,190       0.0%
    Poly Culture Group Corp., Ltd. Class H                          18,400   44,047       0.0%
*   Poly Property Group Co., Ltd.                                  449,000  217,619       0.1%
#   Pou Sheng International Holdings, Ltd.                         470,000   86,167       0.0%
    Powerlong Real Estate Holdings, Ltd.                           247,000  117,483       0.0%
*   Prosperity International Holdings HK, Ltd.                   1,120,000   12,201       0.0%
#*  PW Medtech Group, Ltd.                                         206,000   43,045       0.0%
    Qingdao Port International Co., Ltd. Class H                   176,000  124,422       0.0%
*   Qinhuangdao Port Co., Ltd. Class H                             148,000   50,506       0.0%
    Red Star Macalline Group Corp., Ltd. Class H                   123,000  147,136       0.0%
#*  Renhe Commercial Holdings Co., Ltd.                          3,330,000   78,157       0.0%
#*  Ronshine China Holdings, Ltd.                                   71,500   80,546       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
CHINA -- (Continued)
*   Sany Heavy Equipment International Holdings Co., Ltd.          175,000 $ 30,980       0.0%
    Seaspan Corp.                                                    7,309   51,163       0.0%
#*  Semiconductor Manufacturing International Corp.                485,500  744,967       0.2%
*   Semiconductor Manufacturing International Corp. ADR             22,919  173,955       0.1%
    Shandong Chenming Paper Holdings, Ltd. Class H                  62,000  112,779       0.0%
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H        332,000  238,440       0.1%
#   Shanghai Dasheng Agricultural Finance Technology Co., Ltd.
      Class H                                                      608,000   50,659       0.0%
    Shanghai Haohai Biological Technology Co., Ltd. Class H          7,400   36,224       0.0%
    Shanghai Industrial Holdings, Ltd.                             112,000  344,060       0.1%
    Shanghai Industrial Urban Development Group, Ltd.              312,000   67,257       0.0%
    Shanghai Jin Jiang International Hotels Group Co., Ltd.
      Class H                                                      262,000   94,422       0.0%
    Shanghai La Chapelle Fashion Co., Ltd. Class H                  19,200   24,922       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H                     150,000   30,578       0.0%
*   Shanghai Zendai Property, Ltd.                               1,085,000   16,290       0.0%
    Shengjing Bank Co., Ltd. Class H                                86,500   67,657       0.0%
*   Shengli Oil & Gas Pipe Holdings, Ltd.                          118,500    6,002       0.0%
    Shenguan Holdings Group, Ltd.                                  186,000   10,137       0.0%
    Shenzhen International Holdings, Ltd.                          173,478  331,570       0.1%
    Shenzhen Investment, Ltd.                                      717,717  320,184       0.1%
    Shimao Property Holdings, Ltd.                                 223,500  468,495       0.1%
*   Shougang Concord International Enterprises Co., Ltd.           844,000   24,794       0.0%
    Shougang Fushan Resources Group, Ltd.                          544,000  117,285       0.0%
    Shui On Land, Ltd.                                             866,000  214,470       0.1%
#*  Shunfeng International Clean Energy, Ltd.                      238,000   15,876       0.0%
    Sihuan Pharmaceutical Holdings Group, Ltd.                     765,000  276,752       0.1%
    SIM Technology Group, Ltd.                                     358,000   19,520       0.0%
    Sino Harbour Holdings Group, Ltd.                              206,000   19,551       0.0%
#*  Sino Oil And Gas Holdings, Ltd.                              2,655,000   51,419       0.0%
    Sino-Ocean Group Holding, Ltd.                                 679,500  443,745       0.1%
#*  Sinofert Holdings, Ltd.                                        450,000   79,662       0.0%
    Sinopec Engineering Group Co., Ltd. Class H                    268,500  230,327       0.1%
    Sinopec Kantons Holdings, Ltd.                                 180,000  116,619       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Class H               104,000   62,033       0.0%
    Sinotrans, Ltd. Class H                                        449,000  215,835       0.1%
    Sinotruk Hong Kong, Ltd.                                       144,000  191,492       0.1%
*   Skyfame Realty Holdings, Ltd.                                  208,000   68,828       0.0%
    Skyworth Digital Holdings, Ltd.                                449,377  206,946       0.1%
#   SMI Holdings Group, Ltd.                                       205,600  105,455       0.0%
    SOHO China, Ltd.                                               459,000  265,911       0.1%
*   Sohu.com, Inc.                                                   5,724  327,585       0.1%
*   Sound Global, Ltd.                                              47,000   13,555       0.0%
*   Sparkle Roll Group, Ltd.                                       272,000   26,515       0.0%
    Springland International Holdings, Ltd.                        154,000   28,052       0.0%
*   SRE Group, Ltd.                                              1,708,000   44,267       0.0%
#   Sun King Power Electronics Group                                56,000   12,921       0.0%
#*  Sunshine 100 China Holdings, Ltd.                               84,000   39,530       0.0%
    Symphony Holdings, Ltd.                                        330,000   37,273       0.0%
    TCC International Holdings, Ltd.                               314,000  145,702       0.0%
#   TCL Multimedia Technology Holdings, Ltd.                       108,000   58,147       0.0%
#*  Technovator International, Ltd.                                102,000   31,789       0.0%
    Tenfu Cayman Holdings Co Ltd                                    39,000   15,666       0.0%
    Tenwow International Holdings, Ltd.                            120,000   26,933       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
CHINA -- (Continued)
*   Tesson Holdings, Ltd.                                           18,000 $     3,138       0.0%
    Texhong Textile Group, Ltd.                                     61,000      84,169       0.0%
*   Tian An China Investment Co., Ltd.                             105,000      78,437       0.0%
    Tian Shan Development Holdings, Ltd.                            62,000      24,885       0.0%
    Tiangong International Co., Ltd.                               156,000      18,403       0.0%
    Tianjin Port Development Holdings, Ltd.                        478,000      74,879       0.0%
    Tianneng Power International, Ltd.                             144,000     138,893       0.0%
    Tianyi Summi Holdings, Ltd.                                    148,000      21,255       0.0%
#*  Tibet Water Resources, Ltd.                                    425,000     175,465       0.1%
    Tomson Group, Ltd.                                             132,727      61,252       0.0%
    Tonly Electronics Holdings, Ltd.                                15,000      18,477       0.0%
    Top Spring International Holdings, Ltd.                         79,000      48,250       0.0%
    TPV Technology, Ltd.                                           168,000      28,668       0.0%
    Trigiant Group, Ltd.                                           120,000      16,008       0.0%
    Truly International Holdings, Ltd.                             236,000      91,421       0.0%
    Uni-President China Holdings, Ltd.                             236,000     197,399       0.1%
*   United Energy Group, Ltd.                                    1,712,000      93,305       0.0%
#   Universal Medical Financial & Technical Advisory Services
      Co., Ltd.                                                    115,000     121,538       0.0%
#   Vinda International Holdings, Ltd.                              41,000      82,896       0.0%
#   Wasion Group Holdings, Ltd.                                    140,000      72,003       0.0%
    Weichai Power Co., Ltd. Class H                                290,000     361,115       0.1%
    Welling Holding, Ltd.                                          190,000      38,740       0.0%
*   West China Cement, Ltd.                                        570,000      90,617       0.0%
    Wisdom Sports Group                                             77,000      10,766       0.0%
*   Wuzhou International Holdings, Ltd.                             44,000       5,246       0.0%
    Xiamen International Port Co., Ltd. Class H                    230,000      44,513       0.0%
*   Xinchen China Power Holdings, Ltd.                              97,000      14,312       0.0%
#   Xingda International Holdings, Ltd.                            209,550      80,047       0.0%
*   Xingfa Aluminium Holdings, Ltd.                                 46,000      33,254       0.0%
    Xinjiang Goldwind Science & Technology Co., Ltd. Class H        76,400      96,836       0.0%
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H               96,000      13,182       0.0%
    Xinyi Solar Holdings, Ltd.                                     372,000     128,834       0.0%
    Xinyuan Real Estate Co., Ltd. ADR                                7,248      40,516       0.0%
#   XTEP International Holdings, Ltd.                              208,500      68,999       0.0%
#   Yadea Group Holdings, Ltd.                                      84,000      29,080       0.0%
*   Yanchang Petroleum International, Ltd.                       1,200,000      21,084       0.0%
#*  Yashili International Holdings, Ltd.                           162,000      36,342       0.0%
    Yip's Chemical Holdings, Ltd.                                   78,000      29,345       0.0%
*   Youyuan International Holdings, Ltd.                            45,000      28,383       0.0%
*   Yuanda China Holdings, Ltd.                                    150,000       2,907       0.0%
*   YuanShengTai Dairy Farm, Ltd.                                  623,000      32,752       0.0%
    Yuexiu Property Co., Ltd.                                    1,502,000     291,072       0.1%
    Yuzhou Properties Co., Ltd.                                    318,000     157,080       0.1%
    Zhaojin Mining Industry Co., Ltd. Class H                      183,000     150,295       0.1%
#*  Zhong An Real Estate, Ltd.                                     533,000      70,476       0.0%
#   Zhongsheng Group Holdings, Ltd.                                 13,000      26,721       0.0%
    Zhuhai Holdings Investment Group, Ltd.                          66,000       9,906       0.0%
    Zoomlion Heavy Industry Science and Technology Co., Ltd.
      Class H                                                      278,800     135,291       0.0%
                                                                           -----------       ---
TOTAL CHINA                                                                 36,907,478       7.9%
                                                                           -----------       ---

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA                                            45,886 $  246,471       0.1%
*   Cemex Latam Holdings SA                                       18,022     63,864       0.0%
    Grupo Argos SA                                                 8,683     56,630       0.0%
    Grupo Nutresa SA                                              16,909    150,188       0.0%
    Mineros SA                                                    12,242     10,061       0.0%
                                                                         ----------       ---
TOTAL COLOMBIA                                                              527,214       0.1%
                                                                         ----------       ---
DENMARK -- (1.4%)
    ALK-Abello A.S.                                                  959    150,118       0.0%
    Alm Brand A.S.                                                18,735    193,775       0.0%
*   Bang & Olufsen A.S.                                            6,401    148,363       0.0%
    BankNordik P/F                                                   655     12,095       0.0%
    Brodrene Hartmann A.S.                                           569     30,932       0.0%
    Columbus A.S.                                                 16,530     34,169       0.0%
*   D/S Norden A.S.                                                5,939    123,377       0.0%
    DFDS A.S.                                                      4,565    264,733       0.1%
    FLSmidth & Co. A.S.                                            7,532    516,332       0.1%
    Gronlandsbanken A.S.                                              75      7,512       0.0%
*   H+H International A.S. Class B                                 2,507     51,026       0.0%
    Harboes Bryggeri A.S. Class B                                    929     16,208       0.0%
    IC Group A.S.                                                    450     11,055       0.0%
    ISS A.S.                                                      13,367    566,068       0.1%
    Jyske Bank A.S.                                               14,411    814,339       0.2%
    Matas A.S.                                                     5,322     59,595       0.0%
*   Nilfisk Holding A.S.                                           4,761    228,799       0.1%
*   NKT A.S.                                                       6,370    273,090       0.1%
    Nordjyske Bank A.S.                                            1,933     36,623       0.0%
    Parken Sport & Entertainment A.S.                              1,264     14,421       0.0%
    Per Aarsleff Holding A.S.                                      4,281    118,661       0.0%
    Ringkjoebing Landbobank A.S.                                   5,346    266,872       0.1%
    Rockwool International A.S. Class A                              682    169,139       0.0%
    Rockwool International A.S. Class B                            1,289    349,948       0.1%
*   Santa Fe Group A.S.                                            1,915     14,993       0.0%
    Schouw & Co. AB                                                2,600    270,565       0.1%
    Solar A.S. Class B                                             1,306     83,861       0.0%
    Spar Nord Bank A.S.                                           18,027    229,277       0.1%
    Sydbank A.S.                                                  17,454    681,377       0.1%
    TDC A.S.                                                     129,617    766,321       0.2%
*   TK Development A.S.                                           11,092     16,315       0.0%
*   Topdanmark A.S.                                                2,457    101,004       0.0%
*   Vestjysk Bank A.S.                                            39,919     18,315       0.0%
                                                                         ----------       ---
TOTAL DENMARK                                                             6,639,278       1.4%
                                                                         ----------       ---
FINLAND -- (1.5%)
    Afarak Group Oyj                                              14,794     14,401       0.0%
    Ahlstrom-Munksjo Oyj                                           2,863     62,836       0.0%
    Aktia Bank Oyj                                                 4,262     46,025       0.0%
    Amer Sports Oyj                                               16,185    402,694       0.1%
    Apetit Oyj                                                       705     11,004       0.0%
    Aspo Oyj                                                       2,763     29,549       0.0%
    Atria Oyj                                                      2,231     31,105       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
FINLAND -- (Continued)
    Bittium Oyj                                                   2,695 $   19,437       0.0%
    Cargotec Oyj Class B                                          5,496    324,447       0.1%
    Cramo Oyj                                                     5,715    126,880       0.0%
    Finnair Oyj                                                  10,270    133,938       0.0%
    Fiskars Oyj Abp                                               4,700    117,404       0.0%
    HKScan Oyj Class A                                            4,896     17,979       0.0%
    Huhtamaki Oyj                                                   571     24,322       0.0%
    Kemira Oyj                                                   17,196    242,288       0.1%
    Kesko Oyj Class A                                             1,577     79,958       0.0%
    Kesko Oyj Class B                                             9,225    471,108       0.1%
    Konecranes Oyj                                                7,981    367,475       0.1%
    Lassila & Tikanoja Oyj                                        1,451     30,767       0.0%
    Lemminkainen Oyj                                                527     14,135       0.0%
    Metsa Board Oyj                                              34,502    255,939       0.1%
    Metso Oyj                                                    10,554    383,303       0.1%
    Neste Oyj                                                    17,647    982,431       0.2%
    Olvi Oyj Class A                                              1,369     44,720       0.0%
    Oriola Oyj Class B                                            4,064     15,240       0.0%
    Outokumpu Oyj                                                49,287    465,908       0.1%
*   Outotec Oyj                                                  25,278    201,079       0.1%
    Pihlajalinna Oyj                                                824     15,157       0.0%
*   Poyry Oyj                                                     6,602     37,693       0.0%
    Raisio Oyj Class V                                           16,921     69,943       0.0%
    Ramirent Oyj                                                 10,074     92,682       0.0%
    Sanoma Oyj                                                   12,729    151,100       0.0%
    SRV Group OYJ                                                 3,329     16,034       0.0%
*   Stockmann Oyj Abp Class A                                     1,609     10,404       0.0%
*   Stockmann Oyj Abp Class B                                     5,888     37,819       0.0%
    Stora Enso Oyj Class R                                       81,990  1,281,355       0.3%
    Teleste Oyj                                                   1,104     10,226       0.0%
    Valmet Oyj                                                   13,357    258,976       0.1%
    YIT Oyj                                                      16,754    127,327       0.0%
                                                                        ----------       ---
TOTAL FINLAND                                                            7,025,088       1.5%
                                                                        ----------       ---
FRANCE -- (3.9%)
    ABC Arbitrage                                                 7,886     56,870       0.0%
    Actia Group                                                   1,673     12,828       0.0%
*   Air France-KLM                                               25,643    401,510       0.1%
    Albioma SA                                                    4,474    106,651       0.0%
*   Amplitude Surgical SAS                                        5,065     25,141       0.0%
*   Antalis International SAS                                     1,591      3,873       0.0%
    April SA                                                      2,486     41,402       0.0%
    Arkema SA                                                    10,891  1,375,875       0.3%
    Assystem                                                      1,318     50,998       0.0%
    Axway Software SA                                             1,337     36,761       0.0%
    Beneteau SA                                                   7,993    143,798       0.0%
*   Bigben Interactive                                            2,794     43,897       0.0%
    Bollore SA                                                   65,591    316,843       0.1%
    Bonduelle SCA                                                 2,737    129,179       0.0%
    Bourbon Corp.                                                 3,531     31,548       0.0%
    Burelle SA                                                       83    124,038       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
FRANCE -- (Continued)
    Casino Guichard Perrachon SA                                  9,901 $  565,341       0.1%
    Catering International Services                                 510     10,189       0.0%
*   Cegedim SA                                                      843     32,810       0.0%
    Chargeurs SA(5021318)                                         3,677    103,725       0.0%
*   Chargeurs SA(BDH48T0)                                            41      1,099       0.0%
    Cie des Alpes                                                 1,855     58,838       0.0%
*   Coface SA                                                    22,889    250,092       0.1%
    Derichebourg SA                                              12,840    136,911       0.0%
    Eiffage SA                                                   10,627  1,110,050       0.3%
    Elior Group SA                                               17,204    488,563       0.1%
    Elis SA                                                      14,102    367,670       0.1%
*   Eramet                                                        2,084    171,634       0.1%
*   Esso SA Francaise                                               630     43,011       0.0%
*   Etablissements Maurel et Prom                                 7,662     32,489       0.0%
    Euler Hermes Group                                            2,373    275,295       0.1%
    Europcar Groupe SA                                            7,492    107,147       0.0%
    Eutelsat Communications SA                                   30,849    772,705       0.2%
    Exel Industries Class A                                         324     43,079       0.0%
    Faurecia                                                     10,990    798,922       0.2%
    Fleury Michon SA                                                176     10,401       0.0%
*   Fnac Darty SA                                                 2,868    271,067       0.1%
    GL Events                                                     1,478     45,026       0.0%
    Groupe Crit                                                     634     59,831       0.0%
    Groupe Open                                                   1,154     38,977       0.0%
    Haulotte Group SA                                             2,665     48,567       0.0%
    HERIGE SADCS                                                    241     10,694       0.0%
    IPSOS                                                         7,578    280,078       0.1%
    Jacquet Metal Service                                         2,516     81,362       0.0%
    Korian SA                                                     9,540    310,033       0.1%
    Lagardere SCA                                                22,092    727,516       0.2%
    Laurent-Perrier                                                 414     38,826       0.0%
    Le Belier                                                       479     26,305       0.0%
    LISI                                                          3,727    171,083       0.1%
    Maisons France Confort SA                                       233     16,277       0.0%
    Manitou BF SA                                                 2,169     85,942       0.0%
    Manutan International                                           765     75,461       0.0%
    Mersen SA                                                     3,077    135,052       0.0%
*   METabolic EXplorer SA                                         4,107     10,623       0.0%
    MGI Coutier                                                   1,706     69,266       0.0%
    Mr Bricolage                                                    841     16,497       0.0%
*   Naturex                                                       1,224    139,006       0.0%
    Neopost SA                                                    8,091    298,239       0.1%
    Nexans SA                                                     6,234    407,999       0.1%
    Nexity SA                                                     7,571    465,330       0.1%
*   NRJ Group                                                     4,442     56,071       0.0%
*   OL Groupe SA                                                  4,185     13,844       0.0%
    Orpea                                                           586     70,208       0.0%
*   Parrot SA                                                     3,907     48,711       0.0%
    PCAS                                                            890     17,546       0.0%
*   Pierre & Vacances SA                                          1,012     54,124       0.0%
    Plastivaloire                                                 2,332     59,716       0.0%
    PSB Industries SA                                               290     16,044       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
FRANCE -- (Continued)
    Rallye SA                                                     3,853 $    65,873       0.0%
    Rexel SA                                                     50,303     897,004       0.2%
    Robertet SA                                                      26      12,160       0.0%
    Rothschild & Co.                                              3,569     128,172       0.0%
    Samse SA                                                         57      10,431       0.0%
    Savencia SA                                                   1,013      96,763       0.0%
    SCOR SE                                                      26,197   1,087,527       0.2%
    Seche Environnement SA                                          669      24,237       0.0%
*   Sequana SA                                                    7,954       7,413       0.0%
    SES SA                                                       44,019     715,924       0.2%
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco  1,091      53,394       0.0%
    Sopra Steria Group                                            1,971     369,745       0.1%
    SPIE SA                                                      14,443     380,016       0.1%
*   Stallergenes Greer P.L.C.                                       952      48,795       0.0%
*   Ste Industrielle d'Aviation Latecoere SA                     16,497     104,518       0.0%
    Stef SA                                                         645      71,300       0.0%
    Sword Group                                                   1,280      52,493       0.0%
    Synergie SA                                                   1,093      59,202       0.0%
    Tarkett SA                                                    4,076     173,387       0.1%
    Technicolor SA                                               35,515     125,851       0.0%
    Television Francaise 1                                       18,336     260,694       0.1%
    Tessi SA                                                        218      44,088       0.0%
    TFF Group                                                       249      45,509       0.0%
    Thermador Groupe                                                530      64,783       0.0%
    Total Gabon                                                     125      20,477       0.0%
*   Touax SA                                                        791      12,456       0.0%
    Trigano SA                                                      816     131,680       0.0%
*   Vallourec SA                                                 50,389     275,598       0.1%
    Vetoquinol SA                                                   559      36,076       0.0%
    Vicat SA                                                      3,318     256,649       0.1%
    VIEL & Cie SA                                                 3,477      21,646       0.0%
    Vilmorin & Cie SA                                             1,241     119,504       0.0%
*   Virbac SA                                                       205      26,395       0.0%
    Vranken-Pommery Monopole SA                                     634      17,796       0.0%
                                                                        -----------       ---
TOTAL FRANCE                                                             18,264,060       3.9%
                                                                        -----------       ---
GERMANY -- (5.0%)
    Aareal Bank AG                                               12,483     519,011       0.1%
*   Adler Modemaerkte AG                                          1,247       8,466       0.0%
#*  ADVA Optical Networking SE                                    8,374      52,589       0.0%
*   AIXTRON SE                                                   18,430     287,702       0.1%
    Allgeier SE                                                   1,181      31,321       0.0%
    Aurubis AG                                                    9,473     776,278       0.2%
    Axel Springer SE                                              7,565     509,352       0.1%
    Bauer AG                                                      1,881      60,880       0.0%
    BayWa AG                                                      3,517     137,447       0.0%
    Bertrandt AG                                                    673      63,494       0.0%
    Bijou Brigitte AG                                               724      45,422       0.0%
    Bilfinger SE                                                  5,946     239,888       0.1%
    Biotest AG                                                    1,716      54,281       0.0%
    Borussia Dortmund GmbH & Co. KGaA                            13,117     109,125       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
GERMANY -- (Continued)
    CANCOM SE                                                     2,721 $  201,012       0.1%
    CENTROTEC Sustainable AG                                      1,661     35,931       0.0%
    Cewe Stiftung & Co. KGAA                                        872     85,498       0.0%
    Comdirect Bank AG                                             5,388     74,690       0.0%
*   Commerzbank AG                                               16,071    222,713       0.1%
    CropEnergies AG                                               4,332     45,888       0.0%
    Deutsche Lufthansa AG                                        40,731  1,308,599       0.3%
    Deutsche Pfandbriefbank AG                                   19,159    275,759       0.1%
    Deutz AG                                                     22,861    193,667       0.1%
*   Dialog Semiconductor P.L.C.                                   8,526    425,970       0.1%
    DMG Mori AG                                                   6,944    402,065       0.1%
    Dr Hoenle AG                                                    568     26,317       0.0%
    Draegerwerk AG & Co. KGaA                                       539     47,832       0.0%
    Eckert & Ziegler AG                                           1,012     42,861       0.0%
    EDAG Engineering Group AG                                     1,291     20,104       0.0%
    Elmos Semiconductor AG                                        2,007     56,586       0.0%
    ElringKlinger AG                                              5,087     88,968       0.0%
*   Euromicron AG                                                 1,994     20,255       0.0%
*   First Sensor AG                                               1,003     24,707       0.0%
    Francotyp-Postalia Holding AG Class A                         1,903     10,833       0.0%
    Fraport AG Frankfurt Airport Services Worldwide               6,652    632,097       0.1%
    Freenet AG                                                   19,240    644,307       0.1%
    Gerresheimer AG                                               3,723    297,789       0.1%
    Gerry Weber International AG                                  4,651     57,810       0.0%
    Gesco AG                                                      1,858     66,226       0.0%
    Grammer AG                                                    2,557    148,564       0.0%
*   H&R GmbH & Co. KGaA                                           2,448     43,334       0.0%
    Hamburger Hafen und Logistik AG                               4,983    159,136       0.0%
*   Heidelberger Druckmaschinen AG                               52,073    208,173       0.1%
    Hella GmbH & Co KGaA                                          5,513    333,006       0.1%
*   HolidayCheck Group AG                                         6,854     22,662       0.0%
    Hornbach Baumarkt AG                                          1,745     63,717       0.0%
    Indus Holding AG                                              3,348    234,826       0.1%
*   IVU Traffic Technologies AG                                   2,498     14,729       0.0%
    Jenoptik AG                                                   9,508    320,461       0.1%
    K+S AG                                                       27,305    663,833       0.2%
    KION Group AG                                                 8,998    720,989       0.2%
    Kloeckner & Co. SE                                           21,008    247,749       0.1%
    Koenig & Bauer AG                                             1,814    141,233       0.0%
    Krones AG                                                     2,401    303,772       0.1%
    KSB AG                                                           44     23,853       0.0%
    KWS Saat SE                                                     322    135,663       0.0%
    Lanxess AG                                                   14,058  1,102,268       0.2%
    Leoni AG                                                      6,485    431,467       0.1%
*   Manz AG                                                         900     40,154       0.0%
*   Mediclin AG                                                   5,270     34,704       0.0%
*   METRO AG                                                     28,698    544,007       0.1%
    MLP SE                                                       11,785     81,499       0.0%
    Norma Group SE                                                2,325    158,457       0.0%
    OHB SE                                                        1,023     49,858       0.0%
    OSRAM Licht AG                                               10,639    814,626       0.2%
*   Patrizia Immobilien AG                                        9,804    207,664       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
GERMANY -- (Continued)
*   Petro Welt Technologies AG                                     2,336 $    16,674       0.0%
    PNE Wind AG                                                   11,095      33,413       0.0%
    Progress-Werk Oberkirch AG                                       468      26,435       0.0%
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                                      2,016      45,162       0.0%
    Puma SE                                                           77      34,780       0.0%
*   PVA TePla AG                                                     650       5,142       0.0%
    QSC AG                                                        16,042      32,074       0.0%
    R Stahl AG                                                       227       8,425       0.0%
    Rheinmetall AG                                                 8,438   1,002,167       0.2%
    RHOEN-KLINIKUM AG                                              6,064     211,779       0.1%
    RIB Software SE                                                7,837     193,325       0.0%
*   RWE AG                                                        66,040   1,660,500       0.4%
    S&T AG                                                         1,840      35,605       0.0%
    SAF-Holland SA                                                 7,178     142,492       0.0%
    Salzgitter AG                                                  8,377     405,300       0.1%
*   Schaltbau Holding AG                                             933      32,634       0.0%
    SHW AG                                                         1,188      47,229       0.0%
    Sixt Leasing SE                                                2,437      53,862       0.0%
    Sixt SE                                                        2,096     196,186       0.1%
    SMA Solar Technology AG                                        2,236     104,076       0.0%
    Softing AG                                                     1,101      11,788       0.0%
    Software AG                                                   12,781     649,659       0.1%
    Suedzucker AG                                                 13,046     258,531       0.1%
*   SUESS MicroTec SE                                              3,387      65,197       0.0%
    Surteco SE                                                     1,610      48,269       0.0%
    Takkt AG                                                       5,979     124,246       0.0%
*   Talanx AG                                                      8,833     347,556       0.1%
    Technotrans AG                                                   890      51,672       0.0%
*   Tele Columbus AG                                               7,871      82,088       0.0%
*   Tom Tailor Holding SE                                          5,465      56,369       0.0%
    Traffic Systems SE                                             1,246      28,316       0.0%
    Uniper SE                                                     33,621     944,703       0.2%
    VERBIO Vereinigte BioEnergie AG                                4,422      41,533       0.0%
*   Vossloh AG                                                     1,966     124,549       0.0%
#   VTG AG                                                         2,367     136,700       0.0%
    Wacker Chemie AG                                               2,396     374,207       0.1%
    Wacker Neuson SE                                               5,160     168,067       0.0%
    Wuestenrot & Wuerttembergische AG                              3,691      99,104       0.0%
    Zeal Network SE                                                  861      23,138       0.0%
                                                                         -----------       ---
TOTAL GERMANY                                                             23,377,096       5.0%
                                                                         -----------       ---
HONG KONG -- (1.9%)
    Agritrade Resources, Ltd.                                    150,000      38,829       0.0%
    Allied Properties HK, Ltd.                                   290,000      61,762       0.0%
*   Applied Development Holdings, Ltd.                           290,000      20,089       0.0%
    APT Satellite Holdings, Ltd.                                  55,000      26,313       0.0%
    Asia Financial Holdings, Ltd.                                 32,000      19,089       0.0%
    Associated International Hotels, Ltd.                         12,000      39,366       0.0%
*   BII Railway Transportation Technology Holdings Co., Ltd.      88,000      10,055       0.0%
    BOC Aviation, Ltd.                                             4,800      25,814       0.0%
*   Brightoil Petroleum Holdings, Ltd.                           238,000      45,761       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
HONG KONG -- (Continued)
*   Burwill Holdings, Ltd.                                         422,000 $ 18,683       0.0%
#*  Cathay Pacific Airways, Ltd.                                   188,000  321,618       0.1%
    Century City International Holdings, Ltd.                      224,000   21,269       0.0%
    Cheuk Nang Holdings, Ltd.                                       33,451   21,574       0.0%
    Chevalier International Holdings, Ltd.                          20,000   33,055       0.0%
*   China Best Group Holding, Ltd.                               1,380,000   20,179       0.0%
*   China Energy Development Holdings, Ltd.                        690,000    8,212       0.0%
    China Flavors & Fragrances Co., Ltd.                            52,000   13,856       0.0%
    Chong Hing Bank, Ltd.                                            7,000   14,343       0.0%
    Chow Sang Sang Holdings International, Ltd.                     44,000   95,960       0.0%
    Chuang's Consortium International, Ltd.                        180,000   42,042       0.0%
    CITIC Telecom International Holdings, Ltd.                     220,000   62,914       0.0%
    CK Life Sciences Intl Holdings, Inc.                           618,000   47,511       0.0%
*   CMMB Vision Holdings, Ltd.                                     320,000   15,394       0.0%
    CNQC International Holdings, Ltd.                               70,000   25,492       0.0%
    CNT Group, Ltd.                                                150,000    6,921       0.0%
#   Cowell e Holdings, Inc.                                         76,000   37,382       0.0%
*   Crocodile Garments                                              69,000    7,876       0.0%
    CSI Properties, Ltd.                                           870,000   45,205       0.0%
    CW Group Holdings, Ltd.                                         52,000    9,407       0.0%
    Dah Sing Banking Group, Ltd.                                    70,000  154,917       0.1%
    Dah Sing Financial Holdings, Ltd.                               27,600  185,474       0.1%
    Eagle Nice International Holdings, Ltd.                         44,000   21,729       0.0%
    Emperor International Holdings, Ltd.                           270,000   95,552       0.0%
*   Esprit Holdings, Ltd.                                           75,300   45,563       0.0%
*   eSun Holdings, Ltd.                                            268,000   48,474       0.0%
    Far East Consortium International, Ltd.                        197,795  108,039       0.0%
    First Pacific Co., Ltd.                                        338,000  257,542       0.1%
*   First Shanghai Investments, Ltd.                                88,000   11,975       0.0%
    Fountain SET Holdings, Ltd.                                    142,000   21,299       0.0%
#*  GCL New Energy Holdings, Ltd.                                  920,000   67,256       0.0%
    Get Nice Financial Group, Ltd.                                 169,050   48,790       0.0%
    Get Nice Holdings, Ltd.                                      1,162,000   49,948       0.0%
*   Global Brands Group Holding, Ltd.                            1,168,000  136,285       0.0%
    Goodbaby International Holdings, Ltd.                          148,000   80,854       0.0%
    Guoco Group, Ltd.                                                6,000   94,929       0.0%
#   Haitong International Securities Group, Ltd.                   381,410  216,329       0.1%
    Hang Lung Group, Ltd.                                          138,000  484,887       0.1%
    Hanison Construction Holdings, Ltd.                            105,877   19,692       0.0%
    Harbour Centre Development, Ltd.                                17,000   32,215       0.0%
    HKR International, Ltd.                                        112,000   71,478       0.0%
    Hon Kwok Land Investment Co., Ltd.                              54,000   35,780       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                         6,800   45,887       0.0%
    Hongkong & Shanghai Hotels, Ltd. (The)                          85,500  138,871       0.1%
    Hopewell Holdings, Ltd.                                         90,000  346,163       0.1%
#*  Hsin Chong Group Holdings, Ltd.                                532,000    8,954       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.          270,000   96,939       0.0%
    International Housewares Retail Co., Ltd.                       64,000   12,068       0.0%
    IPE Group, Ltd.                                                 75,000   18,833       0.0%
    IT, Ltd.                                                        68,000   35,229       0.0%
#   ITC Properties Group, Ltd.                                      38,000   14,136       0.0%
    Johnson Electric Holdings, Ltd.                                 53,500  215,851       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
HONG KONG -- (Continued)
    Karrie International Holdings, Ltd.                            122,000 $ 17,838       0.0%
    Kerry Logistics Network, Ltd.                                   80,500  110,993       0.0%
    Kerry Properties, Ltd.                                          99,000  445,530       0.1%
    Kingmaker Footwear Holdings, Ltd.                               74,000   23,723       0.0%
    Kowloon Development Co., Ltd.                                   77,000   87,843       0.0%
    Lai Fung Holdings, Ltd.                                         20,400   34,389       0.0%
    Lai Sun Development Co., Ltd.                                   49,500   89,505       0.0%
    Lai Sun Garment International, Ltd.                             60,200  117,692       0.0%
    Li & Fung, Ltd.                                                734,000  369,929       0.1%
    Liu Chong Hing Investment, Ltd.                                 24,000   41,248       0.0%
    Luk Fook Holdings International, Ltd.                           52,000  219,970       0.1%
    Luks Group Vietnam Holdings Co., Ltd.                           30,000   10,033       0.0%
    Lung Kee Bermuda Holdings                                       32,000   15,261       0.0%
*   Macau Legend Development, Ltd.                                  36,000    5,774       0.0%
*   Man Sang International, Ltd.                                   150,000    8,995       0.0%
    Melco International Development, Ltd.                          104,000  285,029       0.1%
*   Midland Holdings, Ltd.                                          80,000   21,638       0.0%
    Ming Fai International Holdings, Ltd.                          106,000   16,445       0.0%
    Miramar Hotel & Investment                                      32,000   69,089       0.0%
    Modern Dental Group, Ltd.                                       69,000   19,373       0.0%
#*  Mongolian Mining Corp.                                         656,500   20,191       0.0%
    NagaCorp, Ltd.                                                 226,000  182,593       0.1%
*   New Sports Group, Ltd.                                       2,650,000   14,616       0.0%
*   New Times Energy Corp., Ltd.                                   618,000   21,382       0.0%
*   Newocean Energy Holdings, Ltd.                                 200,000   51,041       0.0%
*   Nine Express, Ltd.                                              90,000    3,232       0.0%
    Orient Overseas International, Ltd.                             36,500  351,521       0.1%
    Oriental Watch Holdings                                         60,000   12,911       0.0%
*   Pacific Andes International Holdings, Ltd.                     668,000    2,346       0.0%
*   Pacific Basin Shipping, Ltd.                                   763,000  174,230       0.1%
    Paliburg Holdings, Ltd.                                         86,000   37,167       0.0%
    Papeles y Cartones de Europa SA                                  8,250   85,715       0.0%
    Playmates Holdings, Ltd.                                       240,000   31,999       0.0%
    Playmates Toys, Ltd.                                            60,000    9,464       0.0%
    Polytec Asset Holdings, Ltd.                                   325,000   27,495       0.0%
    Public Financial Holdings, Ltd.                                 24,000   10,834       0.0%
*   PYI Corp., Ltd.                                                560,000   12,433       0.0%
    Regal Hotels International Holdings, Ltd.                       68,000   48,308       0.0%
    SEA Holdings, Ltd.                                                 340      354       0.0%
#   Shenwan Hongyuan HK, Ltd.                                       65,000   23,605       0.0%
*   Silver base Group Holdings, Ltd.                               174,000   18,291       0.0%
    Singamas Container Holdings, Ltd.                              282,000   58,588       0.0%
    Sitoy Group Holdings, Ltd.                                      81,000   18,696       0.0%
    SJM Holdings, Ltd.                                             246,000  211,486       0.1%
    Soundwill Holdings, Ltd.                                        12,500   27,053       0.0%
*   South China Financial Holdings, Ltd.                         1,700,000   10,686       0.0%
*   South China Holdings Co., Ltd.                                 190,000    6,944       0.0%
    Stella International Holdings, Ltd.                             73,000  118,927       0.0%
#*  Summit Ascent Holdings, Ltd.                                   158,000   21,678       0.0%
    Sun Hung Kai & Co., Ltd.                                        91,000   58,334       0.0%
    Tao Heung Holdings, Ltd.                                        39,000    7,201       0.0%
#   Television Broadcasts, Ltd.                                     48,500  183,422       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
HONG KONG -- (Continued)
#   Texwinca Holdings, Ltd.                                      124,000 $   74,877       0.0%
#   Town Health International Medical Group, Ltd.                542,000     52,076       0.0%
    Transport International Holdings, Ltd.                        38,000    121,319       0.0%
*   Trinity, Ltd.                                                118,000      9,847       0.0%
*   TSC Group Holdings, Ltd.                                      50,000      5,071       0.0%
    Tsui Wah Holdings, Ltd.                                       58,000      8,779       0.0%
*   United Laboratories International Holdings, Ltd. (The)        90,000     78,356       0.0%
    Upbest Group, Ltd.                                            96,000     14,496       0.0%
    Vantage International Holdings, Ltd.                          96,000     12,548       0.0%
    Vedan International Holdings, Ltd.                            80,000      7,999       0.0%
    VSTECS Holdings, Ltd.                                        102,000     47,320       0.0%
    Wai Kee Holdings, Ltd.                                        48,000     22,400       0.0%
    Win Hanverky Holdings, Ltd.                                   70,000      9,158       0.0%
    Wing On Co. International, Ltd.                               20,000     70,799       0.0%
    Wing Tai Properties, Ltd.                                     72,000     49,876       0.0%
    Wong's Kong King International                                80,000     12,310       0.0%
    Yue Yuen Industrial Holdings, Ltd.                            53,000    203,016       0.1%
                                                                         ----------       ---
TOTAL HONG KONG                                                           9,051,196       1.9%
                                                                         ----------       ---
INDIA -- (4.1%)
*   5Paisa Capital, Ltd.                                             992      4,000       0.0%
    Aarti Drugs, Ltd.                                              1,321     10,978       0.0%
*   Aban Offshore, Ltd.                                            4,866     15,136       0.0%
    Adani Enterprises, Ltd.                                       35,952     73,628       0.0%
*   Adani Power, Ltd.                                            177,907     90,331       0.0%
*   Adani Transmissions, Ltd.                                     32,395    104,100       0.0%
*   Aditya Birla Capital, Ltd.                                    34,853     95,700       0.0%
*   Aditya Birla Fashion and Retail, Ltd.                         18,150     43,818       0.0%
*   Allahabad Bank                                                31,594     38,309       0.0%
    Allcargo Logistics, Ltd.                                      10,423     28,053       0.0%
    Anant Raj, Ltd.                                               24,606     22,842       0.0%
*   Andhra Bank                                                   40,312     41,273       0.0%
    Apar Industries, Ltd.                                          1,626     19,230       0.0%
    Apollo Hospitals Enterprise, Ltd.                              2,317     37,112       0.0%
    Apollo Tyres, Ltd.                                            41,334    157,277       0.1%
    Arvind, Ltd.                                                  18,888    117,158       0.1%
    Ashiana Housing, Ltd.                                          3,606      9,384       0.0%
    Ashoka Buildcon, Ltd.                                          4,913     16,191       0.0%
    Atul, Ltd.                                                       945     34,948       0.0%
    Bajaj Electricals, Ltd.                                        7,555     45,549       0.0%
    Bajaj Finserv, Ltd.                                              405     31,603       0.0%
*   Bajaj Hindusthan Sugar, Ltd.                                  39,744      9,188       0.0%
    Bajaj Holdings & Investment, Ltd.                              3,285    151,234       0.1%
    Balkrishna Industries, Ltd.                                    5,010    132,739       0.1%
    Balmer Lawrie & Co., Ltd.                                      5,628     20,565       0.0%
    Balrampur Chini Mills, Ltd.                                   21,237     56,321       0.0%
    Banco Products India, Ltd.                                     5,278     18,061       0.0%
*   Bank of India                                                 26,999     80,106       0.0%
    Bannari Amman Sugars, Ltd.                                       400     14,216       0.0%
    BEML, Ltd.                                                     1,599     42,328       0.0%
    Bharat Heavy Electricals, Ltd.                                17,382     26,317       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
INDIA -- (Continued)
    Biocon, Ltd.                                                  17,451 $ 96,956       0.0%
    Birla Corp., Ltd.                                              4,098   72,449       0.0%
    Bliss Gvs Pharma, Ltd.                                         9,745   26,276       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.                        7,230   21,685       0.0%
*   Bombay Rayon Fashions, Ltd.                                   16,206   33,313       0.0%
    Brigade Enterprises, Ltd.                                      5,537   22,485       0.0%
    Canara Bank                                                    3,532   22,219       0.0%
    Capital First, Ltd.                                            2,383   27,688       0.0%
    Carborundum Universal, Ltd.                                    5,653   31,547       0.0%
    Ceat, Ltd.                                                     3,634   93,947       0.0%
*   CG Power and Industrial Solutions, Ltd.                       57,668   73,946       0.0%
    Chambal Fertilizers and Chemicals, Ltd.                       29,997   70,139       0.0%
    Chennai Super Kings Cricket, Ltd.                             33,314      217       0.0%
    Cholamandalam Investment and Finance Co., Ltd.                 4,941   87,744       0.0%
    City Union Bank, Ltd.                                         27,990   70,017       0.0%
    Clariant Chemicals India, Ltd.                                 1,294   12,457       0.0%
*   Coffee Day Enterprises, Ltd.                                   6,695   22,955       0.0%
    Coromandel International, Ltd.                                11,341   90,150       0.0%
*   Corp. Bank                                                    22,755   15,887       0.0%
    Cox & Kings, Ltd.                                             15,037   60,669       0.0%
    Cyient, Ltd.                                                  10,755   89,773       0.0%
    Dalmia Bharat, Ltd.                                            3,039  140,852       0.1%
    DCB Bank, Ltd.                                                23,491   64,502       0.0%
    DCM Shriram, Ltd.                                              8,218   66,700       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.                4,967   36,377       0.0%
    Deepak Nitrite, Ltd.                                           5,821   19,581       0.0%
*   DEN Networks, Ltd.                                             6,479    8,588       0.0%
*   Dena Bank                                                     26,714   11,459       0.0%
    Dewan Housing Finance Corp., Ltd.                             28,036  277,984       0.1%
    Dhampur Sugar Mills, Ltd.                                      3,464   16,932       0.0%
*   Dishman Carbogen Amcis, Ltd.                                   9,244   42,280       0.0%
    Divi's Laboratories, Ltd.                                      1,049   14,288       0.0%
    DLF, Ltd.                                                     62,051  193,462       0.1%
    Dredging Corp. Of India, Ltd.                                  1,984   17,158       0.0%
    eClerx Services, Ltd.                                          1,897   37,793       0.0%
    EID Parry India, Ltd.                                         10,423   60,008       0.0%
    EIH, Ltd.                                                     14,472   34,327       0.0%
    Engineers India, Ltd.                                         27,526   79,039       0.0%
*   Eros International Media, Ltd.                                 5,517   17,841       0.0%
    Essel Propack, Ltd.                                            6,079   26,768       0.0%
    Exide Industries, Ltd.                                        32,046  103,776       0.0%
    FDC, Ltd.                                                      4,381   12,928       0.0%
    Federal Bank, Ltd.                                           152,911  288,162       0.1%
    Finolex Cables, Ltd.                                           9,303   88,231       0.0%
    Finolex Industries, Ltd.                                       3,135   34,635       0.0%
*   Firstsource Solutions, Ltd.                                   49,505   33,676       0.0%
*   Fortis Healthcare, Ltd.                                       14,249   31,738       0.0%
    Future Enterprises, Ltd.                                      26,832   21,380       0.0%
    Future Lifestyle Fashions, Ltd.                                3,190   17,433       0.0%
*   Future Retail, Ltd.                                            5,712   45,834       0.0%
    GAIL India, Ltd.                                              48,947  351,619       0.1%
    Gateway Distriparks, Ltd.                                      9,577   38,926       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
INDIA -- (Continued)
    Gati, Ltd.                                                     9,843 $ 18,176       0.0%
    Gayatri Projects, Ltd.                                        10,332   30,953       0.0%
    GHCL, Ltd.                                                     6,025   21,126       0.0%
    GIC Housing Finance, Ltd.                                      2,271   16,995       0.0%
    Godfrey Phillips India, Ltd.                                   1,260   19,567       0.0%
    Granules India, Ltd.                                           5,507   11,878       0.0%
    Graphite India, Ltd.                                           7,014   53,877       0.0%
    Grasim Industries, Ltd.                                       24,896  472,999       0.1%
    Great Eastern Shipping Co., Ltd. (The)                         8,188   49,285       0.0%
    Greaves Cotton, Ltd.                                           6,939   13,779       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                             3,823   46,948       0.0%
    Gujarat Ambuja Exports, Ltd.                                   5,661   15,307       0.0%
    Gujarat Fluorochemicals, Ltd.                                  4,296   61,768       0.0%
    Gujarat Mineral Development Corp., Ltd.                       15,723   42,615       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.           5,880   47,332       0.0%
    Gujarat Pipavav Port, Ltd.                                    13,777   30,072       0.0%
    Gujarat State Petronet, Ltd.                                  23,516   74,159       0.0%
*   Hathway Cable & Datacom, Ltd.                                 53,718   25,341       0.0%
*   HCL Infosystems, Ltd.                                         29,397   21,733       0.0%
    HCL Technologies, Ltd.                                           946   12,489       0.0%
*   HEG, Ltd.                                                      5,390  142,966       0.1%
    HeidelbergCement India, Ltd.                                   9,822   22,579       0.0%
    Hexaware Technologies, Ltd.                                   15,362   67,531       0.0%
    Hikal, Ltd.                                                    6,003   23,537       0.0%
*   Himachal Futuristic Communications, Ltd.                     103,165   47,163       0.0%
    Himadri Speciality Chemical, Ltd.                             28,900   77,310       0.0%
    Himatsingka Seide, Ltd.                                        3,227   18,338       0.0%
    Hindalco Industries, Ltd.                                    183,525  759,204       0.2%
    Hinduja Global Solutions, Ltd.                                 1,469   13,087       0.0%
    Hindustan Media Ventures, Ltd.                                 2,725    9,978       0.0%
    Honda SIEL Power Products, Ltd.                                  505   10,734       0.0%
*   Housing Development & Infrastructure, Ltd.                    42,843   38,845       0.0%
    HSIL, Ltd.                                                     5,251   34,290       0.0%
    HT Media, Ltd.                                                 4,432    7,025       0.0%
    Huhtamaki PPL, Ltd.                                            3,404   13,614       0.0%
*   IDBI Bank, Ltd.                                               81,040   78,801       0.0%
    Idea Cellular, Ltd.                                          206,558  295,984       0.1%
    IDFC Bank, Ltd.                                               64,961   56,806       0.0%
    IDFC, Ltd.                                                   125,501  122,200       0.1%
*   IFCI, Ltd.                                                   127,562   47,984       0.0%
    IIFL Holdings, Ltd.                                           24,794  235,532       0.1%
*   IL&FS Transportation Networks, Ltd.                           16,134   22,300       0.0%
    India Cements, Ltd. (The)                                     33,314  100,161       0.0%
    Indiabulls Housing Finance, Ltd.                              41,324  793,975       0.2%
    Indian Bank                                                   12,903   62,420       0.0%
    Indian Hotels Co., Ltd. (The)                                 28,076   49,313       0.0%
*   Indian Overseas Bank                                          79,497   31,009       0.0%
    INEOS Styrolution India, Ltd.                                    640    9,740       0.0%
    Ingersoll-Rand India, Ltd.                                       672    8,276       0.0%
*   Inox Leisure, Ltd.                                             2,965   11,227       0.0%
    Ipca Laboratories, Ltd.                                        7,005   57,757       0.0%
    J Kumar Infraprojects, Ltd.                                    3,645   14,925       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
INDIA -- (Continued)
    Jagran Prakashan, Ltd.                                        13,729 $ 37,641       0.0%
    Jain Irrigation Systems, Ltd.                                 58,090   92,279       0.0%
*   Jaiprakash Associates, Ltd.                                  251,146   71,819       0.0%
*   Jammu & Kashmir Bank, Ltd. (The)                              39,640   50,521       0.0%
*   Jaypee Infratech, Ltd.                                        86,176   17,939       0.0%
    JB Chemicals & Pharmaceuticals, Ltd.                           3,541   15,705       0.0%
    JBF Industries, Ltd.                                           3,357   11,508       0.0%
    Jindal Poly Films, Ltd.                                        1,754   10,894       0.0%
    Jindal Saw, Ltd.                                              28,520   54,946       0.0%
*   Jindal Stainless, Ltd.                                        14,066   25,852       0.0%
*   Jindal Steel & Power, Ltd.                                    62,559  157,953       0.1%
*   JITF Infralogistics, Ltd.                                      2,293    1,341       0.0%
    JK Cement, Ltd.                                                2,985   45,854       0.0%
    JK Lakshmi Cement, Ltd.                                        2,854   19,003       0.0%
    JK Paper, Ltd.                                                 7,255   12,682       0.0%
    JK Tyre & Industries, Ltd.                                     7,877   17,736       0.0%
    JM Financial, Ltd.                                            37,220   94,643       0.0%
    JSW Energy, Ltd.                                              66,276   87,109       0.0%
    JSW Steel, Ltd.                                              139,440  559,180       0.1%
    Jubilant Life Sciences, Ltd.                                  10,098   99,933       0.0%
*   Just Dial, Ltd.                                                5,155   36,812       0.0%
    Kalpataru Power Transmission, Ltd.                             5,875   33,996       0.0%
    Kalyani Steels, Ltd.                                           4,674   30,270       0.0%
    Karnataka Bank, Ltd. (The)                                    30,949   77,886       0.0%
    Karur Vysya Bank, Ltd. (The)                                  36,190   70,890       0.0%
    Kaveri Seed Co., Ltd.                                          2,712   24,006       0.0%
    KCP, Ltd.                                                      5,424   10,280       0.0%
    KEC International, Ltd.                                        6,560   29,622       0.0%
    Kirloskar Brothers, Ltd.                                       3,469   13,512       0.0%
    KNR Constructions, Ltd.                                        2,477    9,555       0.0%
    Kolte-Patil Developers, Ltd.                                   3,052   11,925       0.0%
    KPIT Technologies, Ltd.                                       27,966   63,388       0.0%
    KPR Mill, Ltd.                                                 2,394   29,946       0.0%
    KRBL, Ltd.                                                     7,770   77,703       0.0%
    KSB Pumps, Ltd.                                                1,337   17,463       0.0%
    Kwality, Ltd.                                                  5,565    8,649       0.0%
    L&T Finance Holdings, Ltd.                                    61,204  190,622       0.1%
    Lakshmi Machine Works, Ltd.                                      278   25,181       0.0%
    Lakshmi Vilas Bank, Ltd. (The)                                 6,781   15,771       0.0%
    Larsen & Toubro Infotech, Ltd.                                 3,495   45,111       0.0%
    LIC Housing Finance, Ltd.                                     26,547  245,794       0.1%
    Linde India, Ltd.                                              1,784   12,016       0.0%
    Mahindra & Mahindra Financial Services, Ltd.                   9,188   61,464       0.0%
*   Mahindra CIE Automotive, Ltd.                                 13,480   52,229       0.0%
    Mahindra Lifespace Developers, Ltd.                            2,136   14,630       0.0%
    Man Infraconstruction, Ltd.                                   12,988   12,783       0.0%
    Manappuram Finance, Ltd.                                      78,811  123,128       0.1%
    Marksans Pharma, Ltd.                                         41,168   28,477       0.0%
    McLeod Russel India, Ltd.                                      8,584   21,910       0.0%
    Meghmani Organics, Ltd.                                       14,717   26,800       0.0%
    Merck, Ltd.                                                    1,383   23,771       0.0%
    MindTree, Ltd.                                                12,894   95,632       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
INDIA -- (Continued)
    Mphasis, Ltd.                                                 13,206 $140,684       0.1%
    MRF, Ltd.                                                        148  152,089       0.1%
    Muthoot Finance, Ltd.                                         10,679   81,380       0.0%
    National Aluminium Co., Ltd.                                  73,439  108,309       0.1%
    Nava Bharat Ventures, Ltd.                                    10,426   22,684       0.0%
    Navin Fluorine International, Ltd.                             1,665   19,133       0.0%
*   Navkar Corp., Ltd.                                             5,162   15,347       0.0%
    NCC, Ltd.                                                     64,575  109,014       0.1%
    NESCO, Ltd.                                                    1,410   11,146       0.0%
    NIIT Technologies, Ltd.                                        3,874   40,413       0.0%
    Nilkamal, Ltd.                                                 1,710   42,491       0.0%
    NOCIL, Ltd.                                                    4,448   12,622       0.0%
    Oberoi Realty, Ltd.                                           15,798  115,795       0.1%
    OCL India, Ltd.                                                1,709   38,002       0.0%
    Omaxe, Ltd.                                                   12,406   39,217       0.0%
    Orient Cement, Ltd.                                            7,237   18,821       0.0%
    Orient Paper & Industries, Ltd.                                7,666   13,337       0.0%
*   Oriental Bank of Commerce                                     12,870   28,011       0.0%
*   Patel Engineering, Ltd.                                        6,217    7,841       0.0%
    PC Jeweller, Ltd.                                             13,152   71,084       0.0%
    Persistent Systems, Ltd.                                       6,923   70,041       0.0%
    Petronet LNG, Ltd.                                            41,535  166,818       0.1%
    Pfizer, Ltd.                                                   1,489   39,688       0.0%
    Phillips Carbon Black, Ltd.                                    1,646   23,494       0.0%
    Piramal Enterprises, Ltd.                                      4,262  180,298       0.1%
*   Polaris Consulting & Services, Ltd.                            5,149   22,523       0.0%
    Polyplex Corp., Ltd.                                           1,537   13,402       0.0%
    Power Finance Corp., Ltd.                                    100,884  217,204       0.1%
    Prabhat Dairy, Ltd.                                            5,195   11,410       0.0%
    Praj Industries, Ltd.                                         14,719   17,965       0.0%
*   Prakash Industries, Ltd.                                       6,192   14,166       0.0%
    Prestige Estates Projects, Ltd.                               16,306   77,302       0.0%
    PTC India Financial Services, Ltd.                            38,975   24,511       0.0%
    PTC India, Ltd.                                               42,176   80,124       0.0%
*   Punjab & Sind Bank                                            13,226   10,268       0.0%
*   Punjab National Bank                                          24,318   74,243       0.0%
    Radico Khaitan, Ltd.                                           8,334   28,207       0.0%
    Rain Industries, Ltd.                                         25,025  104,496       0.1%
    Rajesh Exports, Ltd.                                          11,983  144,726       0.1%
    Rallis India, Ltd.                                             3,126   11,831       0.0%
    Ramco Cements, Ltd. (The)                                      2,912   32,309       0.0%
    Ramco Industries, Ltd.                                         4,757   22,029       0.0%
*   Ramco Systems, Ltd.                                            1,512    9,840       0.0%
    Ramkrishna Forgings, Ltd.                                      1,507   17,821       0.0%
    Rashtriya Chemicals & Fertilizers, Ltd.                       23,699   33,056       0.0%
    Ratnamani Metals & Tubes, Ltd.                                 2,005   27,423       0.0%
*   RattanIndia Power, Ltd.                                       91,896    8,018       0.0%
    Raymond, Ltd.                                                  5,379   74,113       0.0%
    Redington India, Ltd.                                         39,736   96,511       0.0%
*   Reliance Communications, Ltd.                                127,476   33,771       0.0%
*   Reliance Power, Ltd.                                         104,301   65,660       0.0%
    Repco Home Finance, Ltd.                                       4,981   47,698       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
INDIA -- (Continued)
*   Rolta India, Ltd.                                              8,907 $  7,763       0.0%
    Rural Electrification Corp., Ltd.                            104,056  279,000       0.1%
    Sadbhav Engineering, Ltd.                                     11,993   58,634       0.0%
*   Sequent Scientific, Ltd.                                      12,214   20,781       0.0%
*   Shipping Corp. of India, Ltd.                                 11,298   16,104       0.0%
    Shriram City Union Finance, Ltd.                               2,229   79,363       0.0%
    Shriram Transport Finance Co., Ltd.                            8,427  152,489       0.1%
*   Sical Logistics, Ltd.                                          2,968   10,468       0.0%
    Simplex Infrastructures, Ltd.                                  2,715   22,260       0.0%
    Sintex Industries, Ltd.                                       57,537   23,719       0.0%
*   Sintex Plastics Technology, Ltd.                              57,537   82,613       0.0%
    Siyaram Silk Mills, Ltd.                                       2,860   26,219       0.0%
    Sobha, Ltd.                                                    6,420   50,571       0.0%
    Sonata Software, Ltd.                                          5,128   14,221       0.0%
    South Indian Bank, Ltd. (The)                                144,952   68,726       0.0%
    SREI Infrastructure Finance, Ltd.                             37,294   66,385       0.0%
    SRF, Ltd.                                                      2,383   62,155       0.0%
    State Bank of India                                           12,640   59,842       0.0%
    Strides Shasun, Ltd.                                           6,329   80,698       0.0%
    Sunteck Realty, Ltd.                                           3,604   19,550       0.0%
*   Surya Roshni, Ltd.                                             1,995   11,427       0.0%
    Sutlej Textiles and Industries, Ltd.                           5,920    8,812       0.0%
    Suven Life Sciences, Ltd.                                      2,212    7,356       0.0%
*   Syndicate Bank                                                25,260   32,057       0.0%
    TAKE Solutions, Ltd.                                           5,322   14,226       0.0%
    Tamil Nadu Newsprint & Papers, Ltd.                            3,357   18,905       0.0%
    Tata Chemicals, Ltd.                                          10,935  123,782       0.1%
    Tata Global Beverages, Ltd.                                   66,514  234,007       0.1%
    Tata Steel, Ltd.                                              49,276  535,709       0.1%
    Tech Mahindra, Ltd.                                           24,288  181,070       0.1%
*   Techno Electric & Engineering Co., Ltd.                        5,362   29,837       0.0%
    Texmaco Rail & Engineering, Ltd.                               9,788   17,523       0.0%
    Thermax, Ltd.                                                  2,524   38,622       0.0%
    TI Financial Holdings, Ltd.                                   10,281   93,502       0.0%
    Tide Water Oil Co India, Ltd.                                    111   11,010       0.0%
    Time Technoplast, Ltd.                                        14,124   40,762       0.0%
    Titagarh Wagons, Ltd.                                         11,040   24,564       0.0%
    Transport Corp. of India, Ltd.                                 3,428   14,869       0.0%
    Trident, Ltd.                                                 16,613   26,395       0.0%
    Triveni Engineering & Industries, Ltd.                         9,311   13,639       0.0%
*   Tube Investments of India, Ltd.                               10,281   38,603       0.0%
    TV Today Network, Ltd.                                         2,611   14,365       0.0%
*   TV18 Broadcast, Ltd.                                          86,868   58,433       0.0%
*   UCO Bank                                                      43,518   21,715       0.0%
    Uflex, Ltd.                                                    4,170   29,395       0.0%
    Unichem Laboratories, Ltd.                                     6,091   28,950       0.0%
*   Union Bank of India                                           27,772   75,896       0.0%
*   Unitech, Ltd.                                                397,021   41,157       0.0%
*   United Bank of India                                          29,567    8,854       0.0%
    VA Tech Wabag, Ltd.                                            4,125   37,379       0.0%
    Vardhman Textiles, Ltd.                                        2,918   58,046       0.0%
    Vedanta, Ltd.                                                158,687  815,019       0.2%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    Vijaya Bank                                                     51,437 $    52,551       0.0%
    Voltas, Ltd.                                                     5,813      50,976       0.0%
    VST Tillers Tractors, Ltd.                                         380      12,953       0.0%
    Welspun Corp., Ltd.                                             15,728      35,744       0.0%
    Welspun India, Ltd.                                             22,321      23,110       0.0%
    West Coast Paper Mills, Ltd.                                     3,403       9,817       0.0%
    Wockhardt, Ltd.                                                  3,683      36,834       0.0%
*   Zee Media Corp., Ltd.                                           34,161      22,555       0.0%
    Zensar Technologies, Ltd.                                        2,085      25,348       0.0%
                                                                           -----------       ---
TOTAL INDIA                                                                 19,326,982       4.1%
                                                                           -----------       ---
INDONESIA -- (0.7%)
    Adaro Energy Tbk PT                                          2,420,100     325,685       0.1%
    Adhi Karya Persero Tbk PT                                      264,400      42,686       0.0%
    Agung Podomoro Land Tbk PT                                     466,200       9,007       0.0%
    Alam Sutera Realty Tbk PT                                    1,729,800      51,829       0.0%
*   Aneka Tambang Persero Tbk PT                                 1,917,480      91,194       0.0%
    Astra Agro Lestari Tbk PT                                       53,600      57,607       0.0%
*   Bank Artha Graha Internasional Tbk PT                        2,457,100      15,762       0.0%
    Bank Bukopin Tbk                                               371,100      15,191       0.0%
    Bank Danamon Indonesia Tbk PT                                  447,700     168,411       0.1%
    Bank Maybank Indonesia Tbk PT                                1,173,000      26,301       0.0%
*   Bank Pan Indonesia Tbk PT                                      521,700      41,941       0.0%
    Bank Pembangunan Daerah Jawa Timur Tbk PT                      382,300      19,594       0.0%
*   Bank Permata Tbk PT                                            726,176      34,794       0.0%
    Bank Tabungan Negara Persero Tbk PT                            649,900     132,254       0.0%
*   Barito Pacific Tbk PT                                          982,800     146,411       0.1%
    Bekasi Fajar Industrial Estate Tbk PT                          835,100      17,504       0.0%
    Ciputra Development Tbk PT                                   1,560,286     139,224       0.1%
*   Eagle High Plantations Tbk PT                                2,331,500      41,956       0.0%
    Elnusa Tbk PT                                                  671,700      15,273       0.0%
    Fajar Surya Wisesa Tbk PT                                       92,000      35,614       0.0%
    Gajah Tunggal Tbk PT                                           335,500      17,201       0.0%
*   Garuda Indonesia Persero Tbk PT                                440,200      11,870       0.0%
    Global Mediacom Tbk PT                                       1,106,900      47,741       0.0%
*   Hanson International Tbk PT                                  2,099,700      18,275       0.0%
*   Holcim Indonesia Tbk PT                                        208,000      12,660       0.0%
    Indah Kiat Pulp & Paper Corp. Tbk PT                           414,200     161,113       0.1%
*   Indika Energy Tbk PT                                           376,500      62,477       0.0%
    Indo Tambangraya Megah Tbk PT                                   50,300      82,343       0.0%
    Intiland Development Tbk PT                                    944,900      27,046       0.0%
    Japfa Comfeed Indonesia Tbk PT                                 631,100      64,003       0.0%
*   Krakatau Steel Persero Tbk PT                                  704,932      25,573       0.0%
*   Lippo Cikarang Tbk PT                                           85,400      23,960       0.0%
    Lippo Karawaci Tbk PT                                        2,647,800     134,733       0.1%
    Malindo Feedmill Tbk PT                                         85,300       5,536       0.0%
*   Medco Energi Internasional Tbk PT                              990,800      57,779       0.0%
    Mitra Pinasthika Mustika Tbk PT                                159,500      12,756       0.0%
*   MNC Investama Tbk PT                                         3,256,000      23,522       0.0%
*   MNC Land Tbk PT                                                 98,400       8,923       0.0%
    Modernland Realty Tbk PT                                     1,269,000      30,898       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
INDONESIA -- (Continued)
*   Nirvana Development Tbk PT                                     652,600 $    2,845       0.0%
*   Nusantara Infrastructure Tbk PT                              1,500,000     20,999       0.0%
    Pabrik Kertas Tjiwi Kimia Tbk PT                               184,400     39,434       0.0%
    Pan Brothers Tbk PT                                            677,300     24,269       0.0%
*   Panin Financial Tbk PT                                       2,118,700     36,884       0.0%
    Pembangunan Perumahan Persero Tbk PT                           370,500     77,887       0.0%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT          459,700     51,183       0.0%
    Ramayana Lestari Sentosa Tbk PT                                303,000     20,447       0.0%
    Salim Ivomas Pratama Tbk PT                                    511,500     19,610       0.0%
    Semen Indonesia Persero Tbk PT                                 210,900    169,444       0.1%
*   Sentul City Tbk PT                                           3,313,700     34,927       0.0%
    Sri Rejeki Isman Tbk PT                                      1,787,400     47,979       0.0%
    Summarecon Agung Tbk PT                                        464,400     35,448       0.0%
    Surya Semesta Internusa Tbk PT                                 835,700     36,362       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT                      65,500     55,432       0.0%
    Tempo Scan Pacific Tbk PT                                      117,300     16,000       0.0%
    Timah Persero Tbk PT                                           355,200     21,476       0.0%
    Tiphone Mobile Indonesia Tbk PT                                247,700     20,365       0.0%
    Tunas Baru Lampung Tbk PT                                      239,000     24,582       0.0%
*   Vale Indonesia Tbk PT                                          320,400     69,489       0.0%
*   Visi Media Asia Tbk PT                                         950,100     19,757       0.0%
    Wijaya Karya Beton Tbk PT                                      450,300     21,760       0.0%
    Wijaya Karya Persero Tbk PT                                    351,000     50,990       0.0%
*   XL Axiata Tbk PT                                               480,400    119,740       0.0%
                                                                           ----------       ---
TOTAL INDONESIA                                                             3,293,956       0.7%
                                                                           ----------       ---
IRELAND -- (0.6%)
*   Bank of Ireland Group P.L.C.                                   259,138  2,030,398       0.5%
*   FBD Holdings P.L.C.                                              4,325     45,138       0.0%
    IFG Group P.L.C.                                                 8,899     18,969       0.0%
*   Independent News & Media P.L.C.                                 94,943     12,077       0.0%
    Paddy Power Betfair P.L.C.                                       5,477    560,886       0.1%
                                                                           ----------       ---
TOTAL IRELAND                                                               2,667,468       0.6%
                                                                           ----------       ---
ISRAEL -- (0.5%)
    Africa Israel Residences, Ltd.                                     561     10,882       0.0%
    Albaad Massuot Yitzhak, Ltd.                                     1,030     15,202       0.0%
*   Allot Communications, Ltd.                                       5,253     28,561       0.0%
    Ashtrom Properties, Ltd.                                         6,315     32,560       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.          17,209     20,043       0.0%
    Carasso Motors, Ltd.                                             3,347     27,499       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                        4,144     79,502       0.0%
    Delek Group, Ltd.                                                  508     83,362       0.0%
    Delta-Galil Industries, Ltd.                                     1,823     59,623       0.0%
    Dor Alon Energy in Israel 1988, Ltd.                               748     10,263       0.0%
    El Al Israel Airlines                                           55,400     30,296       0.0%
    Energix-Renewable Energies, Ltd.                                15,730     14,588       0.0%
*   Equital, Ltd.                                                    1,258     28,953       0.0%
    First International Bank Of Israel, Ltd.                        11,347    215,426       0.1%
    Formula Systems 1985, Ltd.                                       1,385     57,180       0.0%
    Fox Wizel, Ltd.                                                  2,151     44,617       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ISRAEL -- (Continued)
*   Hadera Paper, Ltd.                                               663 $   45,459       0.0%
    Harel Insurance Investments & Financial Services, Ltd.        21,432    146,511       0.1%
*   Israel Discount Bank, Ltd. Class A                           100,511    266,996       0.1%
    Israel Land Development Co., Ltd. (The)                        1,241     12,387       0.0%
*   Jerusalem Oil Exploration                                      1,494     79,959       0.0%
*   Kenon Holdings, Ltd.                                           1,970     33,866       0.0%
    Maabarot Products, Ltd.                                          671     12,171       0.0%
    Magic Software Enterprises, Ltd.                               3,186     27,157       0.0%
    Menora Mivtachim Holdings, Ltd.                                5,669     70,089       0.0%
    Migdal Insurance & Financial Holding, Ltd.                    70,501     81,971       0.0%
    Mizrahi Tefahot Bank, Ltd.                                     8,155    147,225       0.1%
    Naphtha Israel Petroleum Corp., Ltd.                           4,316     24,908       0.0%
    Neto ME Holdings, Ltd.                                           264     26,378       0.0%
*   Nova Measuring Instruments, Ltd.                                 786     23,978       0.0%
    Oil Refineries, Ltd.                                         255,089    131,227       0.0%
    Paz Oil Co., Ltd.                                              1,127    184,041       0.1%
*   Phoenix Holdings, Ltd. (The)                                  12,636     62,529       0.0%
    Plasson Industries, Ltd.                                         413     19,583       0.0%
    Scope Metals Group, Ltd.                                       1,007     28,205       0.0%
    Shikun & Binui, Ltd.                                          29,406     69,365       0.0%
    Summit Real Estate Holdings, Ltd.                              4,845     37,008       0.0%
*   Union Bank of Israel                                           3,930     19,954       0.0%
                                                                         ----------       ---
TOTAL ISRAEL                                                              2,309,524       0.5%
                                                                         ----------       ---
ITALY -- (2.7%)
    A2A SpA                                                      267,854    459,991       0.1%
    ACEA SpA                                                       9,105    148,227       0.0%
*   Aeffe SpA                                                     10,963     31,481       0.0%
    Anima Holding SpA                                             27,015    205,413       0.1%
*   Arnoldo Mondadori Editore SpA                                 29,190     75,573       0.0%
    Ascopiave SpA                                                 12,517     52,594       0.0%
    Astaldi SpA                                                    6,192     42,873       0.0%
#*  Banca Carige SpA                                              22,275      5,424       0.0%
    Banca IFIS SpA                                                 3,626    197,556       0.1%
    Banca Mediolanum SpA                                          11,354     96,741       0.0%
    Banca Popolare di Sondrio SCPA                                64,835    256,476       0.1%
    Banca Profilo SpA                                            114,968     33,573       0.0%
    Banca Sistema SpA                                              5,787     16,289       0.0%
*   Banco BPM SpA                                                286,172    996,419       0.2%
    Banco di Desio e della Brianza SpA                             6,054     17,263       0.0%
    BasicNet SpA                                                   2,430      9,971       0.0%
    BPER Banca                                                    99,170    482,738       0.1%
    Buzzi Unicem SpA                                              11,828    329,289       0.1%
    Cairo Communication SpA                                       16,155     81,835       0.0%
    Cementir Holding SpA                                          14,519    123,209       0.0%
    CIR-Compagnie Industriali Riunite SpA                         64,651     97,178       0.0%
    Credito Emiliano SpA                                          13,707    120,095       0.0%
#*  Credito Valtellinese SpA                                      23,821     84,355       0.0%
*   d'Amico International Shipping SA                             38,193     11,614       0.0%
    Danieli & C Officine Meccaniche SpA                            2,233     53,457       0.0%
    Emak SpA                                                      11,332     24,451       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
ITALY -- (Continued)
    Enav SpA                                                      14,877 $    70,819       0.0%
    ERG SpA                                                       10,774     179,973       0.1%
    Esprinet SpA                                                   3,232      15,492       0.0%
*   Eurotech SpA                                                   6,133       9,692       0.0%
*   Exprivia SpA                                                  11,430      22,860       0.0%
    Falck Renewables SpA                                          18,916      32,929       0.0%
    Fiat Chrysler Automobiles NV                                  76,941   1,330,408       0.3%
*   Fincantieri SpA                                               85,686     106,486       0.0%
    FNM SpA                                                       12,567       9,999       0.0%
*   GEDI Gruppo Editoriale SpA                                    45,173      40,185       0.0%
    Geox SpA                                                       9,779      42,697       0.0%
    Hera SpA                                                     115,325     371,009       0.1%
*   IMMSI SpA                                                     32,899      24,498       0.0%
    Infrastrutture Wireless Italiane SpA                          17,938     122,596       0.0%
*   Intek Group SpA                                               39,765      13,895       0.0%
    Italmobiliare SpA                                              2,570      69,160       0.0%
    IVS Group SA                                                     805      12,739       0.0%
    La Doria SpA                                                   1,831      34,694       0.0%
    Leonardo SpA                                                  36,881     636,640       0.2%
    Massimo Zanetti Beverage Group SpA                             1,313      12,703       0.0%
*   Mediaset SpA                                                  91,865     337,307       0.1%
    Mediobanca SpA                                                78,387     858,678       0.2%
    Nice SpA                                                       4,797      20,613       0.0%
    OVS SpA                                                       21,022     157,199       0.0%
    Panariagroup Industrie Ceramiche SpA                           2,751      20,492       0.0%
    Parmalat SpA                                                  40,973     155,113       0.0%
    Piaggio & C SpA                                               19,546      63,931       0.0%
    Poste Italiane SpA                                            30,434     222,363       0.1%
    Prima Industrie SpA                                              862      42,318       0.0%
    Reno de Medici SpA                                            44,457      30,982       0.0%
*   Retelit SpA                                                   17,096      28,740       0.0%
    Sabaf SpA                                                      1,702      41,524       0.0%
*   Safilo Group SpA                                               4,661      29,439       0.0%
#*  Saipem SpA                                                    77,977     327,781       0.1%
    Salini Impregilo SpA                                          29,497     124,641       0.0%
    Saras SpA                                                     89,703     239,376       0.1%
    Servizi Italia SpA                                             3,494      23,481       0.0%
    Sesa SpA                                                         539      17,074       0.0%
*   Snaitech SpA                                                  11,976      21,433       0.0%
    Societa Cattolica di Assicurazioni SC                         31,774     344,319       0.1%
    Societa Iniziative Autostradali e Servizi SpA                  9,573     163,179       0.0%
    SOL SpA                                                        4,317      52,019       0.0%
    Tod's SpA                                                      1,131      75,202       0.0%
*   Trevi Finanziaria Industriale SpA                              9,084       5,995       0.0%
    Unione di Banche Italiane SpA                                199,151     934,702       0.2%
    Unipol Gruppo SpA                                             82,631     372,634       0.1%
    UnipolSai Assicurazioni SpA                                  162,656     370,115       0.1%
    Vittoria Assicurazioni SpA                                     5,174      72,383       0.0%
*   Yoox Net-A-Porter Group SpA                                    8,023     299,688       0.1%
                                                                         -----------       ---
TOTAL ITALY                                                               12,666,280       2.7%
                                                                         -----------       ---

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (17.9%)
    77 Bank, Ltd. (The)                                          14,600 $371,047       0.1%
    A&D Co., Ltd.                                                 3,400   16,111       0.0%
    Achilles Corp.                                                3,300   66,578       0.0%
    ADEKA Corp.                                                  15,400  266,001       0.1%
    Advanex, Inc.                                                   600   17,028       0.0%
    Ahresty Corp.                                                 4,400   35,950       0.0%
    Aichi Bank, Ltd. (The)                                        1,700  104,747       0.0%
    Aichi Corp.                                                   7,400   54,785       0.0%
    Aichi Steel Corp.                                             2,500  101,374       0.0%
    Aichi Tokei Denki Co., Ltd.                                     600   21,551       0.0%
    Aida Engineering, Ltd.                                       10,400  121,274       0.0%
    Airport Facilities Co., Ltd.                                  4,000   22,137       0.0%
    Aisan Industry Co., Ltd.                                      6,500   74,432       0.0%
    Akatsuki Corp.                                                5,800   23,367       0.0%
    Akita Bank, Ltd. (The)                                        3,300  105,604       0.0%
    Alconix Corp.                                                 4,800   84,263       0.0%
    Alinco, Inc.                                                  2,700   29,874       0.0%
    Alpen Co., Ltd.                                               3,600   71,605       0.0%
    Alpha Corp.                                                   1,100   22,315       0.0%
    Alpine Electronics, Inc.                                      6,500  144,223       0.1%
    Alps Logistics Co., Ltd.                                      2,100   15,540       0.0%
    Anritsu Corp.                                                12,300  115,818       0.0%
    AOI Electronic Co., Ltd.                                        800   37,474       0.0%
    AOI TYO Holdings, Inc.                                        1,100   11,742       0.0%
    AOKI Holdings, Inc.                                           7,700  107,409       0.0%
    Aomori Bank, Ltd. (The)                                       3,900  125,755       0.0%
    Aoyama Trading Co., Ltd.                                      9,100  337,200       0.1%
    Arakawa Chemical Industries, Ltd.                             3,000   72,714       0.0%
    Arata Corp.                                                   1,700   72,238       0.0%
    Arcland Sakamoto Co., Ltd.                                    5,200   84,993       0.0%
    Arcs Co., Ltd.                                                7,600  170,036       0.1%
    Arealink Co., Ltd.                                            1,200   25,132       0.0%
    Artnature, Inc.                                               3,900   25,622       0.0%
    Asahi Broadcasting Corp.                                      2,400   19,637       0.0%
    Asahi Co., Ltd.                                               2,700   32,821       0.0%
    Asahi Diamond Industrial Co., Ltd.                            8,500   82,461       0.0%
    Asahi Kogyosha Co., Ltd.                                        800   25,501       0.0%
    Asahi Printing Co., Ltd.                                        700   16,835       0.0%
    Asahi Yukizai Corp.                                           2,600   34,150       0.0%
    Asanuma Corp.                                                10,000   37,112       0.0%
    Ashimori Industry Co., Ltd.                                     900   24,917       0.0%
    Asia Pile Holdings Corp.                                      4,100   23,205       0.0%
    ASKA Pharmaceutical Co., Ltd.                                 3,500   66,475       0.0%
    Asti Corp.                                                      800   32,013       0.0%
    Asunaro Aoki Construction Co., Ltd.                           4,500   40,778       0.0%
    Autobacs Seven Co., Ltd.                                     12,900  221,751       0.1%
    Avex Group Holdings, Inc.                                     7,300  100,911       0.0%
    Awa Bank, Ltd. (The)                                         37,000  250,993       0.1%
    Bando Chemical Industries, Ltd.                               5,800   63,990       0.0%
    Bank of Iwate, Ltd. (The)                                     3,500  144,162       0.1%
    Bank of Kochi, Ltd. (The)                                     1,000   11,652       0.0%
    Bank of Nagoya, Ltd. (The)                                    3,000  119,864       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Bank of Okinawa, Ltd. (The)                                   4,580 $186,842       0.1%
    Bank of Saga, Ltd. (The)                                      3,200   79,954       0.0%
    Bank of the Ryukyus, Ltd.                                     7,000  106,719       0.0%
    Bank of Toyama, Ltd. (The)                                      400   16,196       0.0%
    Belluna Co., Ltd.                                             9,000  102,255       0.0%
    Biofermin Pharmaceutical Co., Ltd.                              500   13,615       0.0%
    Bookoff Corp.                                                 2,300   16,558       0.0%
    Broadband Tower, Inc.                                         5,000    9,684       0.0%
    Bunka Shutter Co., Ltd.                                      10,600   90,332       0.0%
    C Uyemura & Co., Ltd.                                           900   55,791       0.0%
    C'BON COSMETICS Co., Ltd.                                       600   14,258       0.0%
    Canon Electronics, Inc.                                       3,600   81,010       0.0%
    Carlit Holdings Co., Ltd.                                     5,500   41,051       0.0%
    Cawachi, Ltd.                                                 3,400   83,424       0.0%
    Central Glass Co., Ltd.                                       7,000  156,524       0.1%
    Central Security Patrols Co., Ltd.                            1,000   18,151       0.0%
    Chiba Kogyo Bank, Ltd. (The)                                 11,900   67,691       0.0%
    Chilled & Frozen Logistics Holdings Co., Ltd.                 2,300   30,463       0.0%
    Chino Corp.                                                   1,700   19,988       0.0%
    Chiyoda Integre Co., Ltd.                                     2,000   48,718       0.0%
    Chori Co., Ltd.                                               2,100   38,270       0.0%
    Chubu Shiryo Co., Ltd.                                        3,900   69,705       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                2,000   38,586       0.0%
    Chugai Ro Co., Ltd.                                           1,100   22,058       0.0%
    Chugoku Bank, Ltd. (The)                                      7,700  110,374       0.0%
    Chugoku Marine Paints, Ltd.                                  10,900   92,611       0.0%
    Chukyo Bank, Ltd. (The)                                       1,900   38,728       0.0%
    Chuo Gyorui Co., Ltd.                                           500   12,315       0.0%
    CI Takiron Corp.                                              9,000   57,134       0.0%
    Citizen Watch Co., Ltd.                                      37,500  275,698       0.1%
    Cleanup Corp.                                                 4,700   37,424       0.0%
    CMIC Holdings Co., Ltd.                                       1,800   26,550       0.0%
    CMK Corp.                                                     9,600   99,675       0.0%
    Cosel Co., Ltd.                                               3,000   41,541       0.0%
    Cosmo Energy Holdings Co., Ltd.                              10,200  234,313       0.1%
    Create Medic Co., Ltd.                                        1,500   14,582       0.0%
    Credit Saison Co., Ltd.                                      26,000  523,518       0.1%
    Cross Plus, Inc.                                              1,000   11,291       0.0%
    CTI Engineering Co., Ltd.                                     2,500   23,940       0.0%
    Dai Nippon Toryo Co., Ltd.                                    3,800   58,168       0.0%
    Dai-Dan Co., Ltd.                                             2,500   64,077       0.0%
    Dai-ichi Seiko Co., Ltd.                                      1,900   48,286       0.0%
    Daibiru Corp.                                                10,200  120,257       0.0%
    Daido Kogyo Co., Ltd.                                         1,000   16,320       0.0%
    Daido Metal Co., Ltd.                                         6,800   62,800       0.0%
    Daido Steel Co., Ltd.                                         4,700  297,790       0.1%
    Daihatsu Diesel Manufacturing Co., Ltd.                       2,000   15,124       0.0%
    Daiho Corp.                                                  18,000   87,452       0.0%
    Daiichi Jitsugyo Co., Ltd.                                    1,400   41,146       0.0%
    Daiken Corp.                                                  2,000   54,228       0.0%
    Daiki Aluminium Industry Co., Ltd.                            6,000   49,304       0.0%
    Daikoku Denki Co., Ltd.                                       2,500   38,242       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Daikyo, Inc.                                                  5,500 $105,913       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.       2,300  105,323       0.0%
    Daio Paper Corp.                                             12,400  148,872       0.1%
    Daisan Bank, Ltd. (The)                                       2,900   48,849       0.0%
    Daishi Bank, Ltd. (The)                                       5,800  284,022       0.1%
    Daisue Construction Co., Ltd.                                 1,300   11,888       0.0%
    Daito Bank, Ltd. (The)                                        2,700   40,544       0.0%
    Daito Pharmaceutical Co., Ltd.                                1,800   46,066       0.0%
    Daitron Co., Ltd.                                             1,400   26,101       0.0%
    Daiwabo Holdings Co., Ltd.                                    2,800  111,272       0.0%
    Daiyu Lic Holdings Co., Ltd.                                  2,800   26,165       0.0%
    DCM Holdings Co., Ltd.                                       19,500  179,140       0.1%
    Denka Co., Ltd.                                              11,400  380,878       0.1%
    Denyo Co., Ltd.                                               2,900   48,713       0.0%
    Dexerials Corp.                                               6,400   72,115       0.0%
    DIC Corp.                                                    10,200  378,622       0.1%
    DKK-Toa Corp.                                                 3,000   23,413       0.0%
    DKS Co., Ltd.                                                10,000   68,767       0.0%
    Doshisha Co., Ltd.                                            2,900   63,727       0.0%
    Doutor Nichires Holdings Co., Ltd.                            5,700  135,332       0.0%
    Dowa Holdings Co., Ltd.                                       7,400  311,541       0.1%
    DSB Co., Ltd.                                                 1,700   11,914       0.0%
    Dunlop Sports Co., Ltd.                                       1,600   23,741       0.0%
    DyDo Group Holdings, Inc.                                     1,800   88,249       0.0%
    Dynic Corp.                                                   1,800   19,926       0.0%
    Eagle Industry Co., Ltd.                                      4,700   91,306       0.0%
    Ebara Corp.                                                  10,000  359,869       0.1%
    Ebara Jitsugyo Co., Ltd.                                      1,000   15,407       0.0%
    Eco's Co., Ltd.                                               1,400   15,721       0.0%
    EDION Corp.                                                  19,600  198,014       0.1%
    Ehime Bank, Ltd. (The)                                        6,000   77,458       0.0%
    Eidai Co., Ltd.                                               8,000   39,403       0.0%
    Eighteenth Bank, Ltd. (The)                                  30,000   80,813       0.0%
    Elematec Corp.                                                1,100   25,187       0.0%
    Endo Lighting Corp.                                           1,100   12,596       0.0%
    ESPEC Corp.                                                   3,600   81,957       0.0%
    Excel Co., Ltd.                                               1,800   40,163       0.0%
    Exedy Corp.                                                   5,900  176,915       0.1%
    F-Tech, Inc.                                                  1,700   28,364       0.0%
    Falco Holdings Co., Ltd.                                      1,200   18,714       0.0%
    FCC Co., Ltd.                                                 5,700  137,616       0.0%
    FIDEA Holdings Co., Ltd.                                     38,700   73,677       0.0%
    First Bank of Toyama, Ltd. (The)                              3,400   17,876       0.0%
    First Juken Co., Ltd.                                         1,000   15,923       0.0%
    FJ Next Co., Ltd.                                             2,400   20,556       0.0%
    Foster Electric Co., Ltd.                                     4,000   93,885       0.0%
    France Bed Holdings Co., Ltd.                                 3,000   27,829       0.0%
    Fudo Tetra Corp.                                             22,900   39,045       0.0%
    Fuji Co., Ltd.                                                3,000   71,050       0.0%
    Fuji Corp., Ltd.                                              2,700   19,526       0.0%
    Fuji Die Co., Ltd.                                            2,800   22,773       0.0%
    Fuji Kiko Co., Ltd.                                           3,200   20,895       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
JAPAN -- (Continued)
    Fuji Oil Co., Ltd.                                            15,000 $ 58,258       0.0%
    Fuji Soft, Inc.                                                3,500  106,441       0.0%
    Fujibo Holdings, Inc.                                          1,500   47,357       0.0%
    Fujikura Kasei Co., Ltd.                                       5,500   34,693       0.0%
    Fujikura Rubber, Ltd.                                          3,100   25,501       0.0%
    Fujikura, Ltd.                                                68,000  593,486       0.1%
    Fujimi, Inc.                                                   1,900   47,084       0.0%
    Fujimori Kogyo Co., Ltd.                                       2,400   83,018       0.0%
    Fujisash Co., Ltd.                                            12,900   12,259       0.0%
    Fujitec Co., Ltd.                                              6,100   90,805       0.0%
    Fujitsu Frontech, Ltd.                                         2,800   49,047       0.0%
    FuKoKu Co., Ltd.                                               1,800   17,561       0.0%
    Fukuda Corp.                                                   1,100   67,334       0.0%
    Fukuda Denshi Co., Ltd.                                        1,300   91,015       0.0%
    Fukui Bank, Ltd. (The)                                         4,300  114,894       0.0%
    Fukuoka Financial Group, Inc.                                126,000  650,312       0.2%
    Fukushima Bank, Ltd. (The)                                     5,700   45,611       0.0%
    Fukuyama Transporting Co., Ltd.                                6,700  217,387       0.1%
    Furukawa Battery Co., Ltd. (The)                               3,000   32,302       0.0%
    Furukawa Co., Ltd.                                             5,200   94,392       0.0%
    Furuno Electric Co., Ltd.                                      6,500   44,709       0.0%
    Furusato Industries, Ltd.                                      2,400   39,206       0.0%
    Furuya Metal Co., Ltd.                                           700   25,535       0.0%
    Fuso Pharmaceutical Industries, Ltd.                             700   17,572       0.0%
    Fuyo General Lease Co., Ltd.                                   3,800  248,490       0.1%
    G-Tekt Corp.                                                   3,200   68,519       0.0%
    Gakken Holdings Co., Ltd.                                        600   17,374       0.0%
    Gecoss Corp.                                                   2,300   25,943       0.0%
    Geo Holdings Corp.                                             5,700   92,788       0.0%
    Gfoot Co., Ltd.                                                2,100   14,050       0.0%
    GL Sciences, Inc.                                              1,000   17,892       0.0%
    GLOBERIDE, Inc.                                                1,200   20,904       0.0%
    Godo Steel, Ltd.                                               3,100   62,423       0.0%
    Goldcrest Co., Ltd.                                            2,900   62,830       0.0%
    Grandy House Corp.                                             4,100   17,300       0.0%
    GS Yuasa Corp.                                                59,000  296,667       0.1%
    GSI Creos Corp.                                                  900   14,382       0.0%
    Gunma Bank, Ltd. (The)                                        59,500  383,050       0.1%
    Gunze, Ltd.                                                    4,000  181,956       0.1%
    H-One Co., Ltd.                                                5,000   71,872       0.0%
    H2O Retailing Corp.                                           16,500  305,216       0.1%
    Hachijuni Bank, Ltd. (The)                                    64,700  405,182       0.1%
    Hagihara Industries, Inc.                                      2,400   41,679       0.0%
    Hagiwara Electric Co., Ltd.                                    1,200   36,521       0.0%
    Hakudo Co., Ltd.                                               1,000   19,934       0.0%
    Hakuto Co., Ltd.                                               3,000   46,292       0.0%
    Hamakyorex Co., Ltd.                                           2,700   75,766       0.0%
    Haneda Zenith Holdings Co., Ltd.                               3,900   14,285       0.0%
    Hanwa Co., Ltd.                                                6,800  258,093       0.1%
    Happinet Corp.                                                 2,800   48,248       0.0%
    Harada Industry Co., Ltd.                                      1,700   13,380       0.0%
    Hard Off Corp. Co., Ltd.                                       1,300   13,331       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Harima Chemicals Group, Inc.                                  2,900 $ 23,176       0.0%
    Haruyama Holdings, Inc.                                       2,000   17,966       0.0%
    Hayashikane Sangyo Co., Ltd.                                  2,600   21,856       0.0%
    Hazama Ando Corp.                                            27,400  223,399       0.1%
    Heiwa Corp.                                                   9,000  165,957       0.1%
    Heiwa Real Estate Co., Ltd.                                   5,600   97,684       0.0%
    Heiwado Co., Ltd.                                             5,500  120,069       0.0%
    Helios Techno Holdings Co., Ltd.                              2,500   16,864       0.0%
    HI-LEX Corp.                                                  3,000   75,887       0.0%
    Hirakawa Hewtech Corp.                                        2,000   26,794       0.0%
    Hiroshima Bank, Ltd. (The)                                   42,000  355,604       0.1%
    Hiroshima Electric Railway Co., Ltd.                          2,000   18,389       0.0%
    Hitachi Capital Corp.                                         8,100  198,018       0.1%
    Hitachi Transport System, Ltd.                                5,400  133,629       0.0%
    Hitachi Zosen Corp.                                          34,900  183,893       0.1%
    Hogy Medical Co., Ltd.                                        2,200  150,667       0.1%
    Hokkaido Coca-Cola Bottling Co., Ltd.                         3,000   19,428       0.0%
    Hokkan Holdings, Ltd.                                         8,000   30,773       0.0%
    Hokko Chemical Industry Co., Ltd.                             4,000   24,531       0.0%
    Hokkoku Bank, Ltd. (The)                                      4,500  206,010       0.1%
    Hokuetsu Bank, Ltd. (The)                                     4,100   99,285       0.0%
    Hokuetsu Industries Co., Ltd.                                 2,200   21,660       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                               30,100  193,181       0.1%
    Hokuhoku Financial Group, Inc.                               24,400  402,191       0.1%
    Hokuriku Electric Industry Co., Ltd.                          1,200   16,518       0.0%
    Hokuriku Electrical Construction Co., Ltd.                    1,700   15,569       0.0%
    Hokuto Corp.                                                  4,300   75,079       0.0%
    Honeys Holdings Co., Ltd.                                     2,400   25,398       0.0%
    Honshu Chemical Industry Co., Ltd.                            1,200   14,531       0.0%
    Hoosiers Holdings                                             3,600   34,168       0.0%
    Hosokawa Micron Corp.                                         1,000   63,363       0.0%
    Howa Machinery, Ltd.                                          2,600   42,180       0.0%
    Hyakugo Bank, Ltd. (The)                                     49,400  231,932       0.1%
    Hyakujushi Bank, Ltd. (The)                                  49,000  178,155       0.1%
    I-O Data Device, Inc.                                         1,200   12,042       0.0%
    Ibiden Co., Ltd.                                             19,600  328,192       0.1%
    IBJ Leasing Co., Ltd.                                         5,500  143,586       0.1%
    Ichiken Co., Ltd.                                             1,200   30,032       0.0%
    Ichinen Holdings Co., Ltd.                                    2,900   41,308       0.0%
    Ichiyoshi Securities Co., Ltd.                                6,000   68,867       0.0%
    Iino Kaiun Kaisha, Ltd.                                      18,000   84,992       0.0%
    IJT Technology Holdings Co., Ltd.                             4,600   42,596       0.0%
    Ikegami Tsushinki Co., Ltd.                                  14,000   21,036       0.0%
    Imagica Robot Holdings, Inc.                                  1,800   15,071       0.0%
    Imasen Electric Industrial                                    3,200   41,367       0.0%
    Inaba Denki Sangyo Co., Ltd.                                  4,000  175,584       0.1%
    Inabata & Co., Ltd.                                          10,100  146,416       0.1%
    Ines Corp.                                                    8,400   78,658       0.0%
    Innotech Corp.                                                3,800   32,782       0.0%
    Internet Initiative Japan, Inc.                               4,200   88,036       0.0%
    Iseki & Co., Ltd.                                             3,900   86,896       0.0%
    Isetan Mitsukoshi Holdings, Ltd.                             53,800  586,462       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
*   Ishihara Sangyo Kaisha, Ltd.                                  6,200 $ 93,296       0.0%
    Ishizuka Glass Co., Ltd.                                      1,000   22,998       0.0%
    Itochu Enex Co., Ltd.                                         9,000   91,734       0.0%
    Itochu-Shokuhin Co., Ltd.                                     1,000   45,657       0.0%
    Itoki Corp.                                                   7,300   56,071       0.0%
    IwaiCosmo Holdings, Inc.                                      3,600   46,234       0.0%
    Iwaki & Co., Ltd.                                             6,000   25,448       0.0%
    Iwaki Co., Ltd.                                                 700   18,468       0.0%
    Iwasaki Electric Co., Ltd.                                    1,300   21,108       0.0%
    Iwatani Corp.                                                 6,000  180,940       0.1%
    Iyo Bank, Ltd. (The)                                         37,000  319,408       0.1%
    J Trust Co., Ltd.                                            13,300   97,855       0.0%
    J-Oil Mills, Inc.                                             1,800   64,649       0.0%
    Jaccs Co., Ltd.                                               5,000  124,886       0.0%
    Janome Sewing Machine Co., Ltd.                               3,300   22,801       0.0%
    Japan Asia Group, Ltd.                                        2,900   12,092       0.0%
    Japan Aviation Electronics Industry, Ltd.                     8,000  146,341       0.1%
    Japan Cash Machine Co., Ltd.                                  3,500   37,900       0.0%
#*  Japan Display, Inc.                                          79,700  171,927       0.1%
    Japan Oil Transportation Co., Ltd.                              700   22,566       0.0%
    Japan Pulp & Paper Co., Ltd.                                  1,700   71,759       0.0%
    Japan Securities Finance Co., Ltd.                           20,200  113,610       0.0%
    Japan Steel Works, Ltd. (The)                                10,300  261,067       0.1%
    Japan Transcity Corp.                                         7,000   30,048       0.0%
    Japan Wool Textile Co., Ltd. (The)                           10,100   90,718       0.0%
    JBCC Holdings, Inc.                                           1,700   15,739       0.0%
    Jimoto Holdings, Inc.                                        26,300   51,456       0.0%
    JK Holdings Co., Ltd.                                         2,700   21,349       0.0%
    JMS Co., Ltd.                                                 3,000   18,443       0.0%
    Joban Kosan Co., Ltd.                                           900   14,790       0.0%
    Joshin Denki Co., Ltd.                                        3,400  117,667       0.0%
    JSP Corp.                                                     2,000   64,528       0.0%
    Juki Corp.                                                      500    7,775       0.0%
    Juroku Bank, Ltd. (The)                                       5,900  199,322       0.1%
    JVC Kenwood Corp.                                            24,900   78,064       0.0%
    K's Holdings Corp.                                           10,300  236,390       0.1%
*   Kadokawa Dwango                                              11,900  137,298       0.0%
    Kaga Electronics Co., Ltd.                                    2,700   80,898       0.0%
    Kamei Corp.                                                   5,900   99,783       0.0%
    Kamigumi Co., Ltd.                                           18,500  442,871       0.1%
    Kanaden Corp.                                                 2,600   29,783       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                                   800   26,601       0.0%
    Kanamoto Co., Ltd.                                            1,300   42,739       0.0%
    Kandenko Co., Ltd.                                           15,500  152,457       0.1%
    Kaneka Corp.                                                 36,000  297,285       0.1%
    Kaneko Seeds Co., Ltd.                                          900   13,448       0.0%
    Kanematsu Corp.                                              13,100  172,337       0.1%
    Kanemi Co., Ltd.                                                400   11,747       0.0%
    Kansai Super Market, Ltd.                                     1,100   13,444       0.0%
    Kansai Urban Banking Corp.                                    6,000   76,677       0.0%
    Kasai Kogyo Co., Ltd.                                         4,800   72,222       0.0%
    Katakura & Co-op Agri Corp.                                   2,200   26,665       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Kato Sangyo Co., Ltd.                                         4,400 $137,266       0.0%
    Kato Works Co., Ltd.                                          2,400   74,989       0.0%
    KAWADA TECHNOLOGIES, Inc.                                     1,000   59,225       0.0%
    Kawagishi Bridge Works Co., Ltd.                              2,000   20,931       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.               900   19,002       0.0%
    Keihanshin Building Co., Ltd.                                 7,000   49,113       0.0%
    Keihin Corp.                                                  8,800  162,239       0.1%
    Keiyo Bank, Ltd. (The)                                       47,000  230,331       0.1%
    Keiyo Co., Ltd.                                               6,100   41,104       0.0%
    Kenedix, Inc.                                                29,100  170,136       0.1%
    Kimura Chemical Plants Co., Ltd.                              3,200   13,033       0.0%
*   Kinki Sharyo Co., Ltd. (The)                                    800   18,747       0.0%
    Kintetsu World Express, Inc.                                  6,100  104,990       0.0%
    Kirindo Holdings Co., Ltd.                                      600    8,041       0.0%
    Kita-Nippon Bank, Ltd. (The)                                  1,400   43,570       0.0%
    Kitagawa Iron Works Co., Ltd.                                 1,200   32,716       0.0%
    Kitano Construction Corp.                                    12,000   54,019       0.0%
    Kitz Corp.                                                   14,500  124,241       0.0%
    Kiyo Bank, Ltd. (The)                                        12,200  209,836       0.1%
*   KNT-CT Holdings Co., Ltd.                                     1,800   31,249       0.0%
    Koa Corp.                                                     4,000   83,462       0.0%
    Koatsu Gas Kogyo Co., Ltd.                                    5,200   39,303       0.0%
#*  Kobe Steel, Ltd.                                             49,700  419,609       0.1%
    Kohnan Shoji Co., Ltd.                                        7,000  149,607       0.1%
    Kohsoku Corp.                                                 1,500   17,474       0.0%
*   Kojima Co., Ltd.                                              5,800   19,116       0.0%
    Kokuyo Co., Ltd.                                             16,800  301,256       0.1%
    KOMAIHALTEC, Inc.                                               600   13,878       0.0%
    Komatsu Wall Industry Co., Ltd.                               1,200   22,933       0.0%
    Komehyo Co., Ltd.                                             1,100   17,536       0.0%
    Komeri Co., Ltd.                                              5,400  161,788       0.1%
    Konaka Co., Ltd.                                              4,200   22,386       0.0%
    Kondotec, Inc.                                                4,200   44,597       0.0%
    Konica Minolta, Inc.                                         35,700  313,186       0.1%
    Konishi Co., Ltd.                                             4,000   69,606       0.0%
    Konoike Transport Co., Ltd.                                   4,300   66,166       0.0%
*   Kosaido Co., Ltd.                                             6,500   29,552       0.0%
    Kosei Securities Co., Ltd. (The)                                900   13,636       0.0%
    Krosaki Harima Corp.                                            900   38,622       0.0%
    KRS Corp.                                                     1,200   34,158       0.0%
    KU Holdings Co., Ltd.                                         2,600   24,447       0.0%
    Kurabo Industries, Ltd.                                      46,000  133,438       0.0%
    Kureha Corp.                                                  2,900  170,581       0.1%
    Kurimoto, Ltd.                                                1,600   33,614       0.0%
    Kuriyama Holdings Corp.                                       1,000   17,002       0.0%
    Kuroda Electric Co., Ltd.                                     5,100   91,046       0.0%
    KYB Corp.                                                     3,500  227,248       0.1%
    Kyodo Printing Co., Ltd.                                      1,600   53,309       0.0%
    Kyoei Steel, Ltd.                                             4,600   80,767       0.0%
    Kyokuto Boeki Kaisha, Ltd.                                    4,000   13,712       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                              6,800  121,773       0.0%
    Kyokuto Securities Co., Ltd.                                  3,500   51,928       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
JAPAN -- (Continued)
    Kyokuyo Co., Ltd.                                              1,500 $ 48,424       0.0%
    KYORIN Holdings, Inc.                                          7,500  154,033       0.1%
    Kyoritsu Printing Co., Ltd.                                    3,700   11,602       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                        8,000   45,754       0.0%
    Kyowa Electronics Instruments Co., Ltd.                        3,400   13,591       0.0%
    Kyowa Exeo Corp.                                              11,100  241,794       0.1%
    Kyowa Leather Cloth Co., Ltd.                                  2,700   23,131       0.0%
    Kyushu Financial Group, Inc.                                  17,800  113,140       0.0%
*   Laox Co., Ltd.                                                 7,000   29,315       0.0%
    Leopalace21 Corp.                                             45,900  342,746       0.1%
    Lintec Corp.                                                   8,200  227,893       0.1%
    Lonseal Corp.                                                    700   16,364       0.0%
    Look, Inc.                                                     9,000   34,204       0.0%
    Macnica Fuji Electronics Holdings, Inc.                        6,900  144,555       0.1%
    Maeda Corp.                                                   28,000  351,048       0.1%
    Maeda Road Construction Co., Ltd.                             11,000  236,883       0.1%
    Makino Milling Machine Co., Ltd.                              22,000  207,577       0.1%
    Marubun Corp.                                                  3,500   30,438       0.0%
    Marudai Food Co., Ltd.                                        24,000  112,271       0.0%
    Marufuji Sheet Piling Co., Ltd.                                  600   18,408       0.0%
    Maruka Machinery Co., Ltd.                                     1,000   19,369       0.0%
    Maruwa Co., Ltd.                                               1,200   69,441       0.0%
    Maruyama Manufacturing Co., Inc.                               1,100   18,996       0.0%
*   Maruzen CHI Holdings Co., Ltd.                                 3,000    9,239       0.0%
    Maruzen Showa Unyu Co., Ltd.                                  11,000   52,131       0.0%
    Matsuda Sangyo Co., Ltd.                                       2,600   37,294       0.0%
    Matsui Construction Co., Ltd.                                  3,500   31,291       0.0%
    Max Co., Ltd.                                                  5,600   79,196       0.0%
    Maxell Holdings, Ltd.                                          6,300  143,174       0.1%
    Maxvalu Nishinihon Co., Ltd.                                     800   11,946       0.0%
    Maxvalu Tokai Co., Ltd.                                          700   13,788       0.0%
    Mebuki Financial Group, Inc.                                 110,280  460,078       0.1%
    Medical System Network Co., Ltd.                               4,000   18,935       0.0%
    Meidensha Corp.                                               36,000  142,440       0.1%
    Meiji Electric Industries Co., Ltd.                            1,100   17,203       0.0%
    Meiji Shipping Co., Ltd.                                       2,800   11,289       0.0%
    Meiko Electronics Co., Ltd.                                    1,900   34,924       0.0%
    Meisei Industrial Co., Ltd.                                    5,100   35,698       0.0%
    Meiwa Corp.                                                    3,000   13,781       0.0%
    Meiwa Estate Co., Ltd.                                         2,900   23,545       0.0%
    Michinoku Bank, Ltd. (The)                                     3,000   50,778       0.0%
    Mie Bank, Ltd. (The)                                           1,500   35,899       0.0%
    Mie Kotsu Group Holdings, Inc.                                 6,400   27,658       0.0%
    Mikuni Corp.                                                   6,100   31,918       0.0%
    Mimaki Engineering Co., Ltd.                                   3,100   25,759       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                        3,400   60,784       0.0%
    Minato Bank, Ltd. (The)                                        3,500   66,335       0.0%
    Minebea Mitsumi, Inc.                                          2,187   40,095       0.0%
    Ministop Co., Ltd.                                             2,500   50,735       0.0%
    Mirait Holdings Corp.                                         11,900  155,505       0.1%
    Misawa Homes Co., Ltd.                                         4,900   43,429       0.0%
    Mitani Corp.                                                   1,800   71,385       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Mitani Sangyo Co., Ltd.                                       3,600 $ 13,680       0.0%
    Mitani Sekisan Co., Ltd.                                      1,900   46,011       0.0%
    Mito Securities Co., Ltd.                                    12,400   42,895       0.0%
    Mitsuba Corp.                                                 6,000  100,271       0.0%
    Mitsubishi Kakoki Kaisha, Ltd.                                  700   15,170       0.0%
    Mitsubishi Logisnext Co., Ltd.                                6,300   46,296       0.0%
    Mitsubishi Logistics Corp.                                   11,000  284,906       0.1%
    Mitsubishi Materials Corp.                                   17,900  680,633       0.2%
*   Mitsubishi Paper Mills, Ltd.                                  4,600   31,046       0.0%
    Mitsubishi Research Institute, Inc.                           1,400   41,484       0.0%
    Mitsubishi Shokuhin Co., Ltd.                                 2,500   74,179       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                      2,600   64,738       0.0%
    Mitsuboshi Belting, Ltd.                                      7,000   87,400       0.0%
    Mitsui Engineering & Shipbuilding Co., Ltd.                  14,900  194,944       0.1%
    Mitsui Home Co., Ltd.                                         3,000   19,856       0.0%
    Mitsui Matsushima Co., Ltd.                                   1,600   20,166       0.0%
    Mitsui Mining & Smelting Co., Ltd.                            1,100   57,239       0.0%
    Mitsui OSK Lines, Ltd.                                       19,200  587,930       0.1%
    Mitsui Sugar Co., Ltd.                                        2,800   95,784       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                               22,000   68,459       0.0%
    Miyaji Engineering Group, Inc.                                  700   19,203       0.0%
    Miyazaki Bank, Ltd. (The)                                     2,800  100,819       0.0%
    Miyoshi Oil & Fat Co., Ltd.                                     600    7,917       0.0%
    Mizuno Corp.                                                  4,000  113,771       0.0%
    Modec, Inc.                                                   3,900   89,900       0.0%
    Monex Group, Inc.                                            36,900  117,680       0.0%
    MORESCO Corp.                                                 1,200   22,071       0.0%
    Morinaga Milk Industry Co., Ltd.                              6,500  249,539       0.1%
    Morita Holdings Corp.                                         3,000   51,625       0.0%
    Morito Co., Ltd.                                              2,900   27,646       0.0%
    Mory Industries, Inc.                                         1,000   31,031       0.0%
    MrMax Holdings, Ltd.                                          4,600   30,272       0.0%
    Mugen Estate Co., Ltd.                                        2,300   23,841       0.0%
    Musashi Seimitsu Industry Co., Ltd.                           3,300  105,188       0.0%
    Musashino Bank, Ltd. (The)                                    5,700  185,223       0.1%
    Mutoh Holdings Co., Ltd.                                        700   15,996       0.0%
    NAC Co., Ltd.                                                 1,300   11,079       0.0%
    Nachi-Fujikoshi Corp.                                        19,000  117,117       0.0%
    Nafco Co., Ltd.                                                 800   12,392       0.0%
    Nagano Bank, Ltd. (The)                                       1,000   17,491       0.0%
    Nagano Keiki Co., Ltd.                                        2,400   27,198       0.0%
    Nagase & Co., Ltd.                                           23,300  395,771       0.1%
    Nakabayashi Co., Ltd.                                         4,000   25,791       0.0%
    Nakamuraya Co., Ltd.                                            500   22,559       0.0%
    Nakano Corp.                                                  3,000   17,026       0.0%
    Nakayama Steel Works, Ltd.                                    4,600   31,810       0.0%
    Nakayamafuku Co., Ltd.                                        1,500   10,299       0.0%
    Nanto Bank, Ltd. (The)                                        6,400  180,556       0.1%
    Narasaki Sangyo Co., Ltd.                                     6,000   20,332       0.0%
    NDS Co., Ltd.                                                   700   23,641       0.0%
    NEC Capital Solutions, Ltd.                                   1,500   29,642       0.0%
    NEC Networks & System Integration Corp.                       3,900   97,189       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
JAPAN -- (Continued)
*   New Japan Chemical Co., Ltd.                                   9,600 $ 25,406       0.0%
    NHK Spring Co., Ltd.                                          29,000  331,879       0.1%
    Nicca Chemical Co., Ltd.                                       1,600   17,148       0.0%
    Nice Holdings, Inc.                                            1,200   17,012       0.0%
    Nichi-iko Pharmaceutical Co., Ltd.                             7,400  114,921       0.0%
    Nichiban Co., Ltd.                                             2,500   55,883       0.0%
    Nichireki Co., Ltd.                                            5,000   63,209       0.0%
    Nichirin Co., Ltd.                                             1,500   54,737       0.0%
    Nihon Dempa Kogyo Co., Ltd.                                    3,100   24,207       0.0%
    Nihon Eslead Corp.                                             1,600   29,154       0.0%
    Nihon Flush Co., Ltd.                                          1,700   31,646       0.0%
    Nihon House Holdings Co., Ltd.                                 7,500   41,233       0.0%
    Nihon Nohyaku Co., Ltd.                                        9,400   54,431       0.0%
    Nihon Plast Co., Ltd.                                          2,100   22,645       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                  1,900   34,490       0.0%
    Nihon Yamamura Glass Co., Ltd.                                14,000   24,614       0.0%
    Niitaka Co., Ltd.                                              1,200   20,281       0.0%
    Nikkiso Co., Ltd.                                             11,600  108,970       0.0%
    Nikkon Holdings Co., Ltd.                                     10,500  268,917       0.1%
    Nippi, Inc.                                                      400   15,142       0.0%
    Nippo Corp.                                                    9,000  187,925       0.1%
    Nippon Carbide Industries Co., Inc.                            1,200   25,732       0.0%
    Nippon Chemi-Con Corp.                                         3,000  104,245       0.0%
    Nippon Chemical Industrial Co., Ltd.                           1,800   41,316       0.0%
    Nippon Coke & Engineering Co., Ltd.                           20,500   22,667       0.0%
    Nippon Concrete Industries Co., Ltd.                           8,200   34,686       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                                5,600  121,538       0.0%
    Nippon Electric Glass Co., Ltd.                               14,400  587,932       0.1%
    Nippon Filcon Co., Ltd.                                        3,100   22,654       0.0%
    Nippon Fine Chemical Co., Ltd.                                 1,700   15,906       0.0%
    Nippon Flour Mills Co., Ltd.                                  10,100  154,957       0.1%
    Nippon Hume Corp.                                              4,500   31,127       0.0%
    Nippon Kayaku Co., Ltd.                                       10,000  158,766       0.1%
    Nippon Kinzoku Co., Ltd.                                         900   24,962       0.0%
    Nippon Kodoshi Corp.                                           1,300   26,501       0.0%
    Nippon Koei Co., Ltd.                                          2,400   88,151       0.0%
    Nippon Koshuha Steel Co., Ltd.                                 2,400   20,346       0.0%
    Nippon Light Metal Holdings Co., Ltd.                        106,700  314,057       0.1%
    Nippon Paper Industries Co., Ltd.                             19,600  389,930       0.1%
    Nippon Piston Ring Co., Ltd.                                   1,500   32,210       0.0%
    Nippon Road Co., Ltd. (The)                                    1,600   92,188       0.0%
    Nippon Seisen Co., Ltd.                                          600   29,025       0.0%
*   Nippon Sheet Glass Co., Ltd.                                  18,800  150,731       0.1%
    Nippon Signal Co., Ltd.                                        9,100  100,436       0.0%
    Nippon Soda Co., Ltd.                                         26,000  162,664       0.1%
    Nippon Steel & Sumikin Bussan Corp.                            2,600  143,549       0.1%
    Nippon Thompson Co., Ltd.                                     12,200   71,069       0.0%
    Nippon Valqua Industries, Ltd.                                 1,300   30,159       0.0%
    Nippon View Hotel Co., Ltd.                                      600    7,436       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                                  34,500   76,239       0.0%
*   Nippon Yusen K.K.                                             27,200  575,268       0.1%
    Nipro Corp.                                                    5,400   78,727       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Nishi-Nippon Financial Holdings, Inc.                        29,100 $339,554       0.1%
    Nishimatsu Construction Co., Ltd.                             9,100  274,731       0.1%
    Nishimatsuya Chain Co., Ltd.                                  8,100   89,148       0.0%
    Nishio Rent All Co., Ltd.                                     2,700   94,279       0.0%
    Nissan Shatai Co., Ltd.                                      12,900  138,038       0.0%
    Nissan Tokyo Sales Holdings Co., Ltd.                         4,700   16,941       0.0%
    Nissei Plastic Industrial Co., Ltd.                           3,700   49,347       0.0%
    Nisshin Fudosan Co.                                           7,500   52,781       0.0%
    Nisshin Oillio Group, Ltd. (The)                              5,500  180,546       0.1%
    Nisshin Steel Co., Ltd.                                      10,400  151,146       0.1%
    Nisshinbo Holdings, Inc.                                     30,704  368,681       0.1%
    Nissin Corp.                                                  2,400   74,007       0.0%
    Nissin Kogyo Co., Ltd.                                        8,300  153,795       0.1%
    Nitta Corp.                                                   3,000  123,742       0.0%
    Nitta Gelatin, Inc.                                           1,700   12,137       0.0%
    Nittan Valve Co., Ltd.                                        3,600   15,005       0.0%
    Nitto Boseki Co., Ltd.                                        3,000  100,826       0.0%
    Nitto Kogyo Corp.                                             5,200   89,128       0.0%
    Nitto Kohki Co., Ltd.                                         2,200   54,511       0.0%
    Nitto Seiko Co., Ltd.                                         2,900   16,806       0.0%
    Nittoc Construction Co., Ltd.                                 4,000   21,781       0.0%
    Nittoku Engineering Co., Ltd.                                 1,200   46,156       0.0%
    Noda Corp.                                                    1,700   19,835       0.0%
    Nohmi Bosai, Ltd.                                             3,300   55,683       0.0%
    Nojima Corp.                                                  4,000   93,276       0.0%
    NOK Corp.                                                    13,000  319,318       0.1%
    Nomura Real Estate Holdings, Inc.                            20,600  453,418       0.1%
    Noritake Co., Ltd.                                            2,000   96,394       0.0%
    Noritsu Koki Co., Ltd.                                        4,500   69,667       0.0%
    Noritz Corp.                                                  4,900   90,032       0.0%
    North Pacific Bank, Ltd.                                     62,200  209,356       0.1%
    Nozawa Corp.                                                  1,400   17,858       0.0%
    NS United Kaiun Kaisha, Ltd.                                  2,200   50,915       0.0%
    NTN Corp.                                                    57,000  276,865       0.1%
    Nuflare Technology, Inc.                                      1,000   51,787       0.0%
    Odelic Co., Ltd.                                                600   26,648       0.0%
    Oenon Holdings, Inc.                                          6,000   17,487       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                               7,200  205,544       0.1%
    Ohashi Technica, Inc.                                         1,400   20,756       0.0%
    Oiles Corp.                                                   3,800   74,803       0.0%
    Oita Bank, Ltd. (The)                                         3,000  121,451       0.0%
    Okabe Co., Ltd.                                               6,200   59,453       0.0%
    Okamoto Machine Tool Works, Ltd.                                900   24,171       0.0%
    Okamura Corp.                                                13,300  149,204       0.1%
    Okasan Securities Group, Inc.                                33,000  203,564       0.1%
    Okaya Electric Industries Co., Ltd.                           3,900   17,872       0.0%
    OKI Electric Cable Co., Ltd.                                    800   25,047       0.0%
    Oki Electric Industry Co., Ltd.                              14,800  206,750       0.1%
    OKK Corp.                                                     1,300   14,444       0.0%
    OKUMA Corp.                                                   4,000  245,871       0.1%
    Okumura Corp.                                                 5,600  214,367       0.1%
    Okura Industrial Co., Ltd.                                    9,000   61,007       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Okuwa Co., Ltd.                                               4,000 $ 40,520       0.0%
    Olympic Group Corp.                                           2,600   13,817       0.0%
    ONO Sokki Co., Ltd.                                           3,300   21,795       0.0%
    Onoken Co., Ltd.                                              2,900   49,323       0.0%
    Onward Holdings Co., Ltd.                                    26,000  219,208       0.1%
    OPT Holding, Inc.                                             2,100   22,823       0.0%
    Organo Corp.                                                  1,500   39,691       0.0%
    Origin Electric Co., Ltd.                                     1,300   23,424       0.0%
    Osaka Organic Chemical Industry, Ltd.                         1,900   22,754       0.0%
    Osaka Soda Co., Ltd.                                          1,800   47,256       0.0%
    Osaki Electric Co., Ltd.                                      8,800   64,527       0.0%
    OUG Holdings, Inc.                                              600   14,419       0.0%
    Pacific Industrial Co., Ltd.                                  9,000  117,025       0.0%
*   Pacific Metals Co., Ltd.                                      2,700   80,734       0.0%
    Pack Corp. (The)                                              1,800   62,546       0.0%
    PALTAC Corp.                                                  4,000  158,864       0.1%
    Paltek Corp.                                                  2,400   18,993       0.0%
    Parco Co., Ltd.                                               3,400   45,387       0.0%
    Parker Corp.                                                  2,000   12,692       0.0%
    PC Depot Corp.                                                3,800   29,003       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.                2,700   18,071       0.0%
    Piolax, Inc.                                                  6,000  165,990       0.1%
*   Pioneer Corp.                                                73,900  143,100       0.1%
    Pocket Card Co., Ltd.                                         2,100   19,840       0.0%
    Press Kogyo Co., Ltd.                                        17,400   97,870       0.0%
    Pressance Corp.                                               6,000   80,811       0.0%
    Prospect Co., Ltd.                                           44,000   20,623       0.0%
    Proto Corp.                                                   1,900   27,346       0.0%
    PS Mitsubishi Construction Co., Ltd.                          6,800   43,486       0.0%
    Punch Industry Co., Ltd.                                      1,300   23,612       0.0%
    Raito Kogyo Co., Ltd.                                         9,400   96,043       0.0%
    Rasa Corp.                                                    1,900   19,463       0.0%
    Rasa Industries, Ltd.                                         1,700   34,250       0.0%
    Raysum Co., Ltd.                                              2,300   20,417       0.0%
    Renesas Easton Co., Ltd.                                      2,600   16,996       0.0%
    Rengo Co., Ltd.                                              37,400  244,932       0.1%
#*  Renown, Inc.                                                 18,100   31,774       0.0%
    Retail Partners Co., Ltd.                                     2,900   33,688       0.0%
    Riberesute Corp.                                              2,000   17,847       0.0%
    Ricoh Leasing Co., Ltd.                                       3,100  111,400       0.0%
    Right On Co., Ltd.                                            2,500   20,752       0.0%
    Riken Corp.                                                   1,900   98,837       0.0%
    Riken Keiki Co., Ltd.                                         2,400   51,876       0.0%
    Riken Technos Corp.                                           7,500   46,196       0.0%
    Rion Co., Ltd.                                                2,200   43,149       0.0%
    Riso Kagaku Corp.                                             2,500   47,917       0.0%
*   RVH, Inc.                                                     2,300   11,016       0.0%
    Ryobi, Ltd.                                                   5,200  133,919       0.0%
    Ryoden Corp.                                                  3,500   54,311       0.0%
    S&B Foods, Inc.                                                 300   23,575       0.0%
    Sakai Chemical Industry Co., Ltd.                             4,000  100,031       0.0%
    Sakai Heavy Industries, Ltd.                                    700   22,772       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Sakai Moving Service Co., Ltd.                                  900 $ 52,297       0.0%
    Sakai Ovex Co., Ltd.                                            700   14,372       0.0%
    Sakata INX Corp.                                              2,600   50,141       0.0%
    Sala Corp.                                                    9,600   64,254       0.0%
    SAMTY Co., Ltd.                                               2,800   39,873       0.0%
    San Holdings, Inc.                                            1,100   28,372       0.0%
    San-Ai Oil Co., Ltd.                                         10,000  119,435       0.0%
    San-In Godo Bank, Ltd. (The)                                 33,000  303,489       0.1%
*   Sanden Holdings Corp.                                         4,900   99,620       0.0%
    Sanei Architecture Planning Co., Ltd.                         1,000   22,255       0.0%
    Sangetsu Corp.                                                9,100  167,477       0.1%
    Sanken Electric Co., Ltd.                                    20,000  125,762       0.0%
    Sanko Metal Industrial Co., Ltd.                                300   10,850       0.0%
    Sankyo Tateyama, Inc.                                         5,700   83,271       0.0%
    Sanoh Industrial Co., Ltd.                                    5,900   52,163       0.0%
    Sanoyas Holdings Corp.                                        6,300   17,733       0.0%
    Sansei Technologies, Inc.                                     1,500   12,735       0.0%
    Sansha Electric Manufacturing Co., Ltd.                         300    3,311       0.0%
    Sanshin Electronics Co., Ltd.                                 3,900   59,234       0.0%
    Sanyo Chemical Industries, Ltd.                               2,100  110,292       0.0%
    Sanyo Denki Co., Ltd.                                         1,500   99,620       0.0%
    Sanyo Housing Nagoya Co., Ltd.                                2,800   30,480       0.0%
    Sanyo Special Steel Co., Ltd.                                 3,800   97,533       0.0%
    Sanyo Trading Co., Ltd.                                       1,600   41,455       0.0%
    Sato Shoji Corp.                                              2,000   21,778       0.0%
    Satori Electric Co., Ltd.                                     2,500   23,313       0.0%
    Sawada Holdings Co., Ltd.                                     4,400   39,261       0.0%
    Saxa Holdings, Inc.                                           1,300   24,646       0.0%
    SBI Holdings, Inc.                                           33,900  534,999       0.1%
    SBS Holdings, Inc.                                            5,000   39,506       0.0%
    Scroll Corp.                                                  3,300   13,924       0.0%
    Seibu Electric Industry Co., Ltd.                               800   17,887       0.0%
    Seika Corp.                                                   2,200   58,338       0.0%
    Seikitokyu Kogyo Co., Ltd.                                    5,900   33,460       0.0%
    Seiko Holdings Corp.                                          5,400  134,814       0.0%
    Seino Holdings Co., Ltd.                                     24,400  355,981       0.1%
    Sekisui Plastics Co., Ltd.                                    5,500   72,288       0.0%
    Senko Group Holdings Co., Ltd.                               18,900  137,074       0.0%
    Senshu Electric Co., Ltd.                                       800   17,702       0.0%
    Senshu Ikeda Holdings, Inc.                                  49,400  190,733       0.1%
    Senshukai Co., Ltd.                                           5,200   32,186       0.0%
    Shibaura Electronics Co., Ltd.                                  800   32,671       0.0%
    Shibaura Mechatronics Corp.                                   5,000   21,653       0.0%
    Shibusawa Warehouse Co., Ltd. (The)                           1,600   29,704       0.0%
    Shiga Bank, Ltd. (The)                                       43,000  246,848       0.1%
    Shikibo, Ltd.                                                 2,500   35,276       0.0%
    Shikoku Bank, Ltd. (The)                                      7,400  115,599       0.0%
    Shikoku Chemicals Corp.                                       6,000   99,857       0.0%
    Shimachu Co., Ltd.                                            8,600  242,204       0.1%
    Shimane Bank, Ltd. (The)                                      1,800   21,610       0.0%
    Shimizu Bank, Ltd. (The)                                      1,500   50,401       0.0%
    Shimojima Co., Ltd.                                           1,400   14,753       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
JAPAN -- (Continued)
    Shin Nippon Air Technologies Co., Ltd.                         2,500 $ 35,911       0.0%
    Shin-Etsu Polymer Co., Ltd.                                    7,200   77,010       0.0%
    Shinagawa Refractories Co., Ltd.                               1,000   33,828       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                    1,400   95,567       0.0%
    Shinko Electric Industries Co., Ltd.                          13,200  101,721       0.0%
    Shinko Plantech Co., Ltd.                                      7,600   65,621       0.0%
    Shinmaywa Industries, Ltd.                                    20,000  196,776       0.1%
    Shinnihon Corp.                                                5,400   47,998       0.0%
    Shinsei Bank, Ltd.                                            23,600  398,268       0.1%
    Shinsho Corp.                                                    900   25,914       0.0%
    Shinwa Co. Ltd.                                                  900   20,450       0.0%
    Shizuki Electric Co., Inc.                                     3,000   19,155       0.0%
    Shizuoka Gas Co., Ltd.                                        10,300   80,478       0.0%
    Shofu, Inc.                                                      900   10,845       0.0%
    Showa Aircraft Industry Co., Ltd.                              1,200   14,853       0.0%
    Showa Corp.                                                    9,200  120,592       0.0%
    Showa Denko K.K.                                              20,800  696,944       0.2%
    Showa Sangyo Co., Ltd.                                         3,600   93,885       0.0%
    Sinanen Holdings Co., Ltd.                                     1,400   31,304       0.0%
    Sinko Industries, Ltd.                                         3,600   58,613       0.0%
    SK Kaken Co., Ltd.                                             1,000   83,183       0.0%
    SK-Electronics Co., Ltd.                                       1,500   16,208       0.0%
    SKY Perfect JSAT Holdings, Inc.                               30,200  140,030       0.1%
    SMK Corp.                                                      9,000   42,533       0.0%
    Soda Nikka Co., Ltd.                                           3,400   17,591       0.0%
    Sodick Co., Ltd.                                               5,900   81,646       0.0%
    Sojitz Corp.                                                 208,600  629,558       0.2%
    Soken Chemical & Engineering Co., Ltd.                         1,600   34,820       0.0%
    Space Co., Ltd.                                                1,200   18,457       0.0%
    SPK Corp.                                                        600   17,356       0.0%
    Starzen Co., Ltd.                                              1,000   48,917       0.0%
    Stella Chemifa Corp.                                           1,300   50,122       0.0%
    Subaru Enterprise Co., Ltd.                                      400   27,667       0.0%
    Sugimoto & Co., Ltd.                                           2,200   34,029       0.0%
    Suminoe Textile Co., Ltd.                                     12,000   33,784       0.0%
    Sumiseki Holdings, Inc.                                       21,700   31,672       0.0%
    Sumitomo Bakelite Co., Ltd.                                   32,000  260,230       0.1%
    Sumitomo Densetsu Co., Ltd.                                    2,600   52,716       0.0%
    Sumitomo Forestry Co., Ltd.                                   18,500  311,541       0.1%
    Sumitomo Heavy Industries, Ltd.                               14,000  588,203       0.1%
    Sumitomo Osaka Cement Co., Ltd.                               67,000  306,843       0.1%
    Sumitomo Precision Products Co., Ltd.                          6,000   19,414       0.0%
    Sumitomo Riko Co., Ltd.                                        6,600   64,102       0.0%
    Sumitomo Rubber Industries, Ltd.                              17,100  324,690       0.1%
    Sumitomo Seika Chemicals Co., Ltd.                             1,900  100,941       0.0%
    Sun Frontier Fudousan Co., Ltd.                                3,100   37,323       0.0%
    Sun-Wa Technos Corp.                                           1,500   28,317       0.0%
    Suncall Corp.                                                  3,400   21,279       0.0%
    Suzuden Corp.                                                  1,600   20,143       0.0%
    Suzuken Co., Ltd.                                             12,500  450,598       0.1%
*   SWCC Showa Holdings Co., Ltd.                                  5,400   50,469       0.0%
    T Hasegawa Co., Ltd.                                           4,000   81,263       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    T RAD Co., Ltd.                                               1,300 $ 53,955       0.0%
    T&K Toka Co., Ltd.                                            3,500   40,752       0.0%
    Tachi-S Co., Ltd.                                             6,000  112,702       0.0%
    Tachibana Eletech Co., Ltd.                                   2,600   44,055       0.0%
    Tachikawa Corp.                                               1,500   17,727       0.0%
    Tadano, Ltd.                                                 18,100  275,854       0.1%
    Taihei Dengyo Kaisha, Ltd.                                    3,000   76,600       0.0%
    Taiheiyo Cement Corp.                                        14,754  589,692       0.1%
    Taiheiyo Kouhatsu, Inc.                                       1,500   13,333       0.0%
    Taiho Kogyo Co., Ltd.                                         3,800   56,844       0.0%
    Taikisha, Ltd.                                                4,400  128,145       0.0%
    Taiko Bank, Ltd. (The)                                        1,700   39,158       0.0%
    Taisei Lamick Co., Ltd.                                       1,100   30,027       0.0%
    Taiyo Yuden Co., Ltd.                                        20,000  349,186       0.1%
    Takaoka Toko Co., Ltd.                                        2,600   42,504       0.0%
    Takara Standard Co., Ltd.                                     7,400  126,521       0.0%
    Takasago International Corp.                                  2,900  100,881       0.0%
    Takasago Thermal Engineering Co., Ltd.                        8,500  149,662       0.1%
    Takashimaya Co., Ltd.                                        50,000  460,045       0.1%
    Take And Give Needs Co., Ltd.                                 1,900   14,529       0.0%
    Takeei Corp.                                                  3,700   37,324       0.0%
    Takihyo Co., Ltd.                                               600   12,374       0.0%
    Takisawa Machine Tool Co., Ltd.                                 800   14,594       0.0%
    Takuma Co., Ltd.                                              8,200  100,876       0.0%
    Tamron Co., Ltd.                                              3,000   62,634       0.0%
    Tamura Corp.                                                 14,500   99,207       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.                     6,500   47,676       0.0%
    Tayca Corp.                                                   3,500   82,386       0.0%
    TBK Co., Ltd.                                                 4,700   21,636       0.0%
    TECHNO ASSOCIE Co., Ltd.                                      1,200   14,652       0.0%
    Techno Medica Co., Ltd.                                         800   13,907       0.0%
    Techno Smart Corp.                                            1,100   17,172       0.0%
    Teijin, Ltd.                                                 26,200  554,530       0.1%
    Tekken Corp.                                                  1,900   63,718       0.0%
    Tigers Polymer Corp.                                          2,700   19,199       0.0%
    TIS, Inc.                                                    11,600  360,989       0.1%
    Toa Corp.(6894434)                                            3,700   39,114       0.0%
*   Toa Corp.(6894508)                                            4,300   93,450       0.0%
    Toa Oil Co., Ltd.                                            10,000   13,302       0.0%
    TOA ROAD Corp.                                                  900   37,018       0.0%
    Toagosei Co., Ltd.                                           19,700  255,494       0.1%
    Tobishima Corp.                                              30,400   45,370       0.0%
    Tobu Store Co., Ltd.                                            500   13,570       0.0%
    TOC Co., Ltd.                                                11,100   99,899       0.0%
    Tochigi Bank, Ltd. (The)                                     22,000  100,272       0.0%
    Toda Kogyo Corp.                                                500   20,795       0.0%
    Toei Co., Ltd.                                                1,200  130,192       0.0%
    Toenec Corp.                                                  1,800   52,553       0.0%
    Togami Electric Manufacturing Co., Ltd.                         600   12,282       0.0%
    Toho Bank, Ltd. (The)                                        41,600  160,579       0.1%
    Toho Co., Ltd.                                                1,100   27,827       0.0%
    Toho Holdings Co., Ltd.                                      10,800  212,295       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Toho Zinc Co., Ltd.                                           2,400 $116,892       0.0%
    Tohoku Bank, Ltd. (The)                                       1,200   16,545       0.0%
    Tokai Corp.                                                   1,300   58,354       0.0%
    Tokai Rika Co., Ltd.                                          9,300  195,747       0.1%
    Tokai Tokyo Financial Holdings, Inc.                         39,700  259,897       0.1%
    Tokushu Tokai Paper Co., Ltd.                                 1,900   76,615       0.0%
    Tokyo Century Corp.                                           5,900  257,355       0.1%
    Tokyo Dome Corp.                                             14,800  138,971       0.0%
    Tokyo Electron Device, Ltd.                                   1,100   21,509       0.0%
    Tokyo Energy & Systems, Inc.                                  5,000   58,186       0.0%
    Tokyo Keiki, Inc.                                             2,600   35,002       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                                    6,600  241,362       0.1%
    Tokyo Printing Ink Manufacturing Co., Ltd.                      400   12,880       0.0%
    Tokyo Rakutenchi Co., Ltd.                                      400   20,571       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                            2,400   37,354       0.0%
    Tokyo Sangyo Co., Ltd.                                        4,000   18,838       0.0%
    Tokyo Steel Manufacturing Co., Ltd.                          18,200  157,194       0.1%
    Tokyo Tekko Co., Ltd.                                         1,800   34,052       0.0%
    Tokyo Theatres Co., Inc.                                      1,100   14,148       0.0%
    Tokyo TY Financial Group, Inc.                                6,100  164,720       0.1%
    Tokyotokeiba Co., Ltd.                                        2,400   73,031       0.0%
    Tokyu Construction Co., Ltd.                                  7,000   61,647       0.0%
    Tokyu Fudosan Holdings Corp.                                 70,700  463,517       0.1%
    Tokyu Recreation Co., Ltd.                                    3,000   24,329       0.0%
    Toli Corp.                                                    8,000   29,083       0.0%
    Tomato Bank, Ltd.                                             1,900   26,517       0.0%
    Tomen Devices Corp.                                             800   22,687       0.0%
    Tomoe Corp.                                                   6,700   27,852       0.0%
    Tomoe Engineering Co., Ltd.                                     800   15,280       0.0%
    Tomoegawa Co., Ltd.                                           7,000   19,651       0.0%
    Tomoku Co., Ltd.                                              2,200   41,052       0.0%
    TOMONY Holdings, Inc.                                        30,200  145,449       0.1%
    Tonami Holdings Co., Ltd.                                     1,200   59,790       0.0%
    Toppan Forms Co., Ltd.                                        8,500   87,956       0.0%
    Topre Corp.                                                   3,700  108,954       0.0%
    Topy Industries, Ltd.                                         3,900  133,247       0.0%
    Torex Semiconductor, Ltd.                                       800   13,265       0.0%
    Torii Pharmaceutical Co., Ltd.                                2,100   56,968       0.0%
    Torishima Pump Manufacturing Co., Ltd.                        2,400   24,912       0.0%
    Tosei Corp.                                                   6,500   64,020       0.0%
    Toshiba Machine Co., Ltd.                                    18,000  111,764       0.0%
    Toshiba Plant Systems & Services Corp.                        8,600  148,345       0.1%
    Totech Corp.                                                    700   12,746       0.0%
    Tottori Bank, Ltd. (The)                                      1,700   27,251       0.0%
    Towa Bank, Ltd. (The)                                         6,100   64,774       0.0%
    Towa Pharmaceutical Co., Ltd.                                 1,600   82,752       0.0%
    Toyo Construction Co., Ltd.                                  11,300   57,204       0.0%
    Toyo Denki Seizo K.K.                                         1,900   33,740       0.0%
    Toyo Engineering Corp.                                        6,000   71,723       0.0%
    Toyo Ink SC Holdings Co., Ltd.                               38,000  223,790       0.1%
    Toyo Kanetsu K.K.                                             1,200   45,457       0.0%
    Toyo Kohan Co., Ltd.                                         15,400   65,847       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Toyo Machinery & Metal Co., Ltd.                              2,700 $ 20,769       0.0%
    Toyo Securities Co., Ltd.                                    10,000   27,979       0.0%
    Toyo Seikan Group Holdings, Ltd.                             27,800  491,724       0.1%
    Toyo Tanso Co., Ltd.                                          1,900   53,638       0.0%
    Toyo Wharf & Warehouse Co., Ltd.                                800   13,519       0.0%
    Toyobo Co., Ltd.                                             14,300  275,453       0.1%
    Toyoda Gosei Co., Ltd.                                        9,300  227,404       0.1%
    TPR Co., Ltd.                                                 3,500  123,734       0.0%
    TS Tech Co., Ltd.                                             6,400  229,209       0.1%
    Tsubakimoto Chain Co.                                        22,000  189,593       0.1%
    Tsubakimoto Kogyo Co., Ltd.                                   1,000   25,867       0.0%
*   Tsudakoma Corp.                                               8,000   14,379       0.0%
    Tsukada Global Holdings, Inc.                                 1,800    9,242       0.0%
    Tsukuba Bank, Ltd.                                           16,200   59,921       0.0%
    Tsurumi Manufacturing Co., Ltd.                               3,100   52,540       0.0%
    Tv Tokyo Holdings Corp.                                       3,200   66,981       0.0%
*   U-Shin, Ltd.                                                  4,800   32,425       0.0%
    UACJ Corp.                                                    6,000  176,925       0.1%
    Ube Industries, Ltd.                                         14,700  451,585       0.1%
    Uchida Yoko Co., Ltd.                                         2,200   69,791       0.0%
    Ueki Corp.                                                      500   11,988       0.0%
    UKC Holdings Corp.                                            3,400   58,521       0.0%
    Uniden Holdings Corp.                                        11,000   35,010       0.0%
    Union Tool Co.                                                  800   25,863       0.0%
    Unipres Corp.                                                 6,800  183,599       0.1%
    United Super Markets Holdings, Inc.                          10,300   96,156       0.0%
    Universal Entertainment Corp.                                 3,900  127,049       0.0%
    Unizo Holdings Co., Ltd.                                      4,200  111,736       0.0%
    Urbanet Corp. Co., Ltd.                                       7,300   21,965       0.0%
    Ushio, Inc.                                                  22,500  312,317       0.1%
    Utoc Corp.                                                    3,300   15,531       0.0%
    Valor Holdings Co., Ltd.                                      6,100  138,732       0.0%
    Vital KSK Holdings, Inc.                                      7,100   57,648       0.0%
    Vitec Holdings Co., Ltd.                                      1,300   22,044       0.0%
    Wacoal Holdings Corp.                                        10,300  294,403       0.1%
    Wakachiku Construction Co., Ltd.                              3,000   50,081       0.0%
    Wakita & Co., Ltd.                                            7,000   86,111       0.0%
    Warabeya Nichiyo Holdings Co., Ltd.                           2,600   64,372       0.0%
    Wood One Co., Ltd.                                            1,200   20,429       0.0%
    Xebio Holdings Co., Ltd.                                      5,200   99,545       0.0%
    YAC Holdings Co., Ltd.                                        1,200   12,148       0.0%
    Yachiyo Industry Co., Ltd.                                    1,400   18,763       0.0%
    Yagi & Co., Ltd.                                                800   14,057       0.0%
    Yahagi Construction Co., Ltd.                                 3,500   31,697       0.0%
    Yaizu Suisankagaku Industry Co., Ltd.                         1,200   12,907       0.0%
    YAMABIKO Corp.                                                6,400   87,089       0.0%
    Yamada Denki Co., Ltd.                                        1,400    7,447       0.0%
    Yamagata Bank, Ltd. (The)                                     6,200  146,022       0.1%
    Yamaguchi Financial Group, Inc.                              31,428  380,694       0.1%
    Yamanashi Chuo Bank, Ltd. (The)                              31,000  138,066       0.0%
    Yamashina Corp.                                              27,600   17,527       0.0%
    Yamatane Corp.                                                1,500   26,794       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
JAPAN -- (Continued)
    Yamato Corp.                                                   2,100 $    15,571       0.0%
    Yamazawa Co., Ltd.                                               800      12,251       0.0%
    Yamazen Corp.                                                  9,500     108,615       0.0%
    Yashima Denki Co., Ltd.                                        2,100      17,814       0.0%
    Yellow Hat, Ltd.                                               2,700      82,843       0.0%
    Yokogawa Bridge Holdings Corp.                                 5,800     123,687       0.0%
    Yokohama Reito Co., Ltd.                                       9,700      92,255       0.0%
    Yokohama Rubber Co., Ltd. (The)                               16,800     377,699       0.1%
    Yokowo Co., Ltd.                                               1,600      20,889       0.0%
    Yomiuri Land Co., Ltd.                                           400      16,806       0.0%
    Yondenko Corp.                                                   600      16,708       0.0%
    Yorozu Corp.                                                   3,600      73,243       0.0%
    Yotai Refractories Co., Ltd.                                   5,200      21,401       0.0%
    Yuasa Funashoku Co., Ltd.                                        500      14,956       0.0%
    Yuasa Trading Co., Ltd.                                        2,800     103,231       0.0%
    Yuken Kogyo Co., Ltd.                                            600      14,185       0.0%
    Yurtec Corp.                                                   9,000      78,644       0.0%
    Yusen Logistics Co., Ltd.                                      4,900      57,131       0.0%
    Yushiro Chemical Industry Co., Ltd.                            2,100      31,761       0.0%
    Zeon Corp.                                                    21,000     279,588       0.1%
    Zojirushi Corp.                                                7,000      63,180       0.0%
    Zuiko Corp.                                                    1,100      37,009       0.0%
                                                                         -----------      ----
TOTAL JAPAN                                                               84,018,024      18.0%
                                                                         -----------      ----
MALAYSIA -- (0.9%)
#   Aeon Co. M Bhd                                                67,700      33,110       0.0%
    Affin Holdings Bhd                                            55,700      33,678       0.0%
    AirAsia Bhd                                                  209,300     165,166       0.1%
#*  AirAsia X Bhd                                                273,900      24,271       0.0%
    Alliance Bank Malaysia Bhd                                   143,800     125,318       0.1%
    Allianz Malaysia Bhd                                           4,800      15,935       0.0%
    AMMB Holdings Bhd                                            273,700     276,787       0.1%
    Ann Joo Resources Bhd                                         35,700      31,624       0.0%
    Batu Kawan Bhd                                                 2,800      13,096       0.0%
*   Berjaya Assets BHD                                            69,700      17,631       0.0%
*   Berjaya Corp. Bhd                                            507,733      40,174       0.0%
    Berjaya Food Bhd                                              50,600      17,813       0.0%
    BIMB Holdings Bhd                                             20,500      21,260       0.0%
*   Borneo Oil Bhd                                               182,550       4,093       0.0%
    Boustead Holdings Bhd                                        106,008      75,602       0.0%
    Boustead Plantations Bhd                                      57,900      22,020       0.0%
#*  Bumi Armada Bhd                                              542,200      93,589       0.1%
    Cahya Mata Sarawak Bhd                                        48,600      42,468       0.0%
    CB Industrial Product Holding Bhd                             44,300      20,206       0.0%
    Century Logistics Holdings Bhd Class B                        78,500      21,701       0.0%
    Coastal Contracts Bhd                                         28,800       8,642       0.0%
    Cypark Resources Bhd                                          21,500      13,442       0.0%
*   Dayang Enterprise Holdings Bhd                                53,900      11,018       0.0%
    DRB-Hicom Bhd                                                155,700      62,546       0.0%
#   Eastern & Oriental Bhd                                       106,878      38,900       0.0%
*   Eco World Development Group Bhd                              232,300      85,102       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
MALAYSIA -- (Continued)
#   Ekovest Bhd                                                  146,750 $ 40,210       0.0%
#   Evergreen Fibreboard Bhd                                      67,500   12,276       0.0%
    Felda Global Ventures Holdings Bhd                           222,900  100,535       0.1%
#   Gadang Holdings Bhd                                           82,250   24,491       0.0%
    GuocoLand Malaysia Bhd                                        51,700   14,294       0.0%
#*  Hengyuan Refining Co. Bhd                                      8,200   16,412       0.0%
#   HeveaBoard Bhd                                                61,800   24,377       0.0%
*   Hibiscus Petroleum Bhd                                       219,000   36,823       0.0%
    Hock Seng LEE BHD                                             31,700   11,533       0.0%
    Insas Bhd                                                     80,200   18,656       0.0%
    IOI Properties Group Bhd                                     302,249  142,180       0.1%
    Jaya Tiasa Holdings Bhd                                       70,100   19,376       0.0%
    JCY International Bhd                                        117,100   14,942       0.0%
    Kian JOO CAN Factory Bhd                                      15,800   11,010       0.0%
#*  KNM Group Bhd                                                319,100   21,123       0.0%
*   KSL Holdings Bhd                                             107,100   31,861       0.0%
    Land & General Bhd                                           334,200   17,366       0.0%
    LBS Bina Group Bhd                                            54,100   24,533       0.0%
    Magnum Bhd                                                   115,000   47,535       0.0%
    Mah Sing Group Bhd                                           217,100   79,067       0.0%
    Malayan Flour Mills Bhd                                       57,300   26,261       0.0%
    Malaysia Building Society Bhd                                286,688   75,138       0.0%
#*  Malaysia Marine and Heavy Engineering Holdings Bhd            64,200   12,447       0.0%
#   Malaysian Resources Corp. Bhd                                373,000   93,378       0.0%
    Malton Bhd                                                    69,200   20,253       0.0%
    Matrix Concepts Holdings Bhd                                  66,750   35,469       0.0%
    Media Chinese International, Ltd.                            129,500   13,154       0.0%
#   Media Prima Bhd                                              168,000   33,138       0.0%
    Mega First Corp. Bhd                                          32,300   26,785       0.0%
    Mitrajaya Holdings Bhd                                        56,300   12,499       0.0%
    MKH Bhd                                                       43,420   21,227       0.0%
    MMC Corp. Bhd                                                 92,500   43,478       0.0%
*   MNRB Holdings Bhd                                              5,900    3,205       0.0%
*   MPHB Capital Bhd                                              45,500   14,185       0.0%
*   Mudajaya Group Bhd                                            92,500   26,254       0.0%
    Muhibbah Engineering M Bhd                                    39,800   26,787       0.0%
*   Mulpha International Bhd                                      20,120   11,883       0.0%
    Paramount Corp. Bhd                                           29,700   12,270       0.0%
*   Parkson Holdings Bhd                                          70,140   10,771       0.0%
    Petron Malaysia Refining & Marketing Bhd                       8,200   22,673       0.0%
    Pos Malaysia Bhd                                              33,100   42,940       0.0%
    Protasco Bhd                                                  39,250   10,570       0.0%
    Sapura Energy Bhd                                            558,200  211,241       0.1%
    Sarawak Oil Palms Bhd                                         45,385   49,103       0.0%
    SP Setia Bhd Group                                            27,971   21,626       0.0%
    Star Media Group Bhd                                          19,500    7,785       0.0%
*   Sumatec Resources Bhd                                        805,800    9,529       0.0%
#   Sunway Bhd                                                   240,160   98,082       0.1%
    Supermax Corp. Bhd                                            77,400   32,361       0.0%
    Ta Ann Holdings Bhd                                           24,840   21,652       0.0%
    TA Enterprise Bhd                                            144,500   21,856       0.0%
    TA Global Bhd                                                119,500   10,717       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
MALAYSIA -- (Continued)
    Taliworks Corp. Bhd                                           31,200 $    9,211       0.0%
    TDM Bhd                                                      111,210     13,788       0.0%
    Thong Guan Industries Bhd                                     20,100     21,223       0.0%
    Tropicana Corp. Bhd                                           45,034     10,632       0.0%
    TSH Resources Bhd                                             96,200     38,644       0.0%
    Tune Protect Group Bhd                                        80,800     23,281       0.0%
    UEM Edgenta Bhd                                               22,100     13,782       0.0%
*   UEM Sunrise Bhd                                              271,400     71,184       0.0%
*   UMW Holdings Bhd                                              70,000     86,646       0.0%
*   UMW Oil & Gas Corp. Bhd                                      594,639     45,000       0.0%
    Unisem M Bhd                                                  87,500     82,692       0.0%
    United Malacca Bhd                                            15,200     24,270       0.0%
#   UOA Development Bhd                                           93,300     56,224       0.0%
#*  WCT Holdings Bhd                                             171,311     67,149       0.0%
    WTK Holdings Bhd                                              94,000     17,975       0.0%
#   Yinson Holdings Bhd                                           93,100     86,990       0.0%
*   YNH Property Bhd                                              52,303     17,449       0.0%
    YTL Corp. Bhd                                                641,682    192,505       0.1%
                                                                         ----------       ---
TOTAL MALAYSIA                                                            3,981,154       0.9%
                                                                         ----------       ---
MEXICO -- (0.8%)
    Alfa S.A.B. de C.V. Class A                                  447,841    467,656       0.1%
    Alpek S.A.B. de C.V.                                          75,818     79,528       0.0%
    Banregio Grupo Financiero S.A.B. de C.V.                      38,010    202,741       0.1%
    Bolsa Mexicana de Valores S.A.B. de C.V.                      60,300    100,617       0.0%
    Cia Minera Autlan S.A.B. de C.V. Series B                     11,716     11,000       0.0%
    Consorcio ARA S.A.B. de C.V. Series *                        158,657     56,274       0.0%
    Corp. Actinver S.A.B. de C.V.                                 15,000     10,171       0.0%
    Corpovael S.A. de C.V.                                        10,092      6,259       0.0%
    Credito Real S.A.B. de C.V. SOFOM ER                          62,254    100,013       0.0%
*   Elementia S.A.B. de C.V.                                      36,439     47,516       0.0%
#*  Genomma Lab Internacional S.A.B. de C.V. Class B             112,965    131,928       0.1%
    Gentera S.A.B. de C.V.                                       105,421    106,676       0.0%
*   Grupo Aeromexico S.A.B. de C.V.                               33,419     53,323       0.0%
    Grupo Cementos de Chihuahua S.A.B. de C.V.                     8,728     41,437       0.0%
    Grupo Comercial Chedraui S.A. de C.V.                         63,946    126,246       0.1%
    Grupo Elektra S.A.B. de C.V.                                   6,443    258,204       0.1%
*   Grupo Famsa S.A.B. de C.V. Class A                            33,963     18,530       0.0%
    Grupo Financiero Interacciones SA de C.V. Class O             17,710     80,533       0.0%
    Grupo Herdez S.A.B. de C.V. Series *                          44,487     95,138       0.0%
    Grupo Industrial Saltillo S.A.B. de C.V.                      27,431     51,495       0.0%
    Grupo Rotoplas S.A.B. de C.V.                                 22,284     34,568       0.0%
    Grupo Sanborns S.A.B. de C.V.                                 35,336     38,835       0.0%
*   Grupo Simec S.A.B. de C.V. Series B                           14,163     46,423       0.0%
*   Hoteles City Express S.A.B. de C.V.                           48,900     60,220       0.0%
    Industrias Bachoco S.A.B. de C.V. Series B                    35,309    173,895       0.1%
*   Industrias CH S.A.B. de C.V. Series B                         22,407     89,293       0.0%
    Industrias Penoles S.A.B. de C.V.                             11,145    259,852       0.1%
*   La Comer S.A.B. de C.V.                                       89,944     87,262       0.0%
    Megacable Holdings S.A.B. de C.V.                             30,041    119,025       0.0%
    Mexichem S.A.B. de C.V.                                      136,325    351,127       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
MEXICO -- (Continued)
*   Minera Frisco S.A.B. de C.V. Class A1                         62,613 $   36,937       0.0%
    Nemak S.A.B. de C.V.                                          21,000     15,806       0.0%
    Organizacion Cultiba S.A.B. de C.V.                           30,505     25,299       0.0%
*   Organizacion Soriana S.A.B. de C.V. Class B                   40,351     84,609       0.0%
    Qualitas Controladora S.A.B. de C.V.                          21,454     35,530       0.0%
    Rassini S.A.B. de C.V.                                         8,717     32,337       0.0%
    Rassini S.A.B. De C.V. Class A                                17,275     32,348       0.0%
    TV Azteca S.A.B. de C.V.                                     250,578     45,353       0.0%
    Vitro S.A.B. de C.V. Series A                                 16,298     60,442       0.0%
                                                                         ----------       ---
TOTAL MEXICO                                                              3,674,446       0.8%
                                                                         ----------       ---
NETHERLANDS -- (1.6%)
    Accell Group                                                   3,570    109,028       0.0%
    Aegon NV                                                     286,779  1,693,101       0.4%
    APERAM SA                                                     14,890    800,674       0.2%
    Arcadis NV                                                    10,008    231,341       0.1%
    ASM International NV                                          11,881    796,193       0.2%
    ASR Nederland NV                                               5,950    243,918       0.1%
    BinckBank NV                                                  11,130     56,728       0.0%
    Boskalis Westminster                                          19,319    690,587       0.1%
    Brunel International NV                                        1,561     26,536       0.0%
*   Fugro NV                                                      11,761    151,608       0.0%
    Gemalto NV(B9MS8P5)                                            2,183     86,393       0.0%
    Gemalto NV(B011JK4)                                            9,680    383,150       0.1%
*   Heijmans NV                                                    4,859     51,830       0.0%
    Hunter Douglas NV                                                778     62,995       0.0%
    Intertrust NV                                                  3,817     58,693       0.0%
    KAS Bank NV                                                    2,750     31,900       0.0%
    Kendrion NV                                                    1,731     75,691       0.0%
    Koninklijke BAM Groep NV                                      41,083    232,068       0.1%
    Koninklijke Vopak NV                                           7,989    345,789       0.1%
*   Lucas Bols NV                                                    593     13,365       0.0%
    Ordina NV                                                     15,728     27,203       0.0%
    Philips Lighting NV                                            4,054    153,650       0.0%
    Refresco Group NV                                              7,225    167,051       0.0%
    SBM Offshore NV                                               44,899    801,273       0.2%
    Sligro Food Group NV                                           1,155     51,950       0.0%
*   Telegraaf Media Groep NV                                       2,312     15,355       0.0%
*   TomTom NV                                                     19,133    217,978       0.0%
    Van Lanschot Kempen NV                                         2,245     68,122       0.0%
                                                                         ----------       ---
TOTAL NETHERLANDS                                                         7,644,170       1.6%
                                                                         ----------       ---
NEW ZEALAND -- (0.4%)
    Air New Zealand, Ltd.                                         79,766    180,203       0.1%
    Arvida Group, Ltd.                                            42,676     34,765       0.0%
    Chorus, Ltd.                                                  61,887    170,073       0.1%
    Comvita, Ltd.                                                  2,240     13,042       0.0%
    EBOS Group, Ltd.                                               3,734     44,976       0.0%
    Evolve Education Group, Ltd.                                   9,879      5,068       0.0%
    Heartland Bank, Ltd.                                          60,265     78,349       0.0%
    Kathmandu Holdings, Ltd.                                      29,332     48,212       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
NEW ZEALAND -- (Continued)
    Metlifecare, Ltd.                                             27,624 $  109,291       0.0%
    Metro Performance Glass, Ltd.                                 11,586      7,848       0.0%
*   New Zealand Oil & Gas, Ltd.                                   26,110     12,956       0.0%
    New Zealand Refining Co., Ltd. (The)                          30,409     52,446       0.0%
    NZME, Ltd.(BD5W4X2)                                           28,793     18,092       0.0%
    NZME, Ltd.(BD310N3)                                           15,550      9,688       0.0%
    PGG Wrightson, Ltd.                                           27,472     10,531       0.0%
    Sanford, Ltd.                                                  7,981     43,123       0.0%
    Scales Corp., Ltd.                                            15,172     40,494       0.0%
    Skellerup Holdings, Ltd.                                      26,569     32,568       0.0%
    SKY Network Television, Ltd.                                  36,905     63,164       0.0%
    SKYCITY Entertainment Group, Ltd.                             90,776    241,657       0.1%
    Steel & Tube Holdings, Ltd.                                    7,277      9,962       0.0%
    Summerset Group Holdings, Ltd.                                38,808    129,345       0.0%
*   Synlait Milk, Ltd.                                            10,066     56,569       0.0%
    Tegel Group Holdings, Ltd.                                    21,693     20,626       0.0%
*   Tower, Ltd.                                                   20,066     11,128       0.0%
    Trade Me Group, Ltd.                                          58,677    181,206       0.1%
    Trilogy International, Ltd.                                    6,255     10,057       0.0%
    Turners Automotive Group, Ltd.                                 1,200      2,546       0.0%
    Warehouse Group, Ltd. (The)                                   13,394     19,347       0.0%
                                                                         ----------       ---
TOTAL NEW ZEALAND                                                         1,657,332       0.4%
                                                                         ----------       ---
NORWAY -- (0.8%)
*   Akastor ASA                                                   32,353     74,629       0.0%
    Aker ASA Class A                                               4,179    189,339       0.1%
*   Aker Solutions ASA                                            24,083    132,423       0.0%
    American Shipping Co. ASA                                      8,329     23,429       0.0%
    Austevoll Seafood ASA                                         15,622    156,366       0.1%
*   Avance Gas Holding, Ltd.                                       7,335     17,718       0.0%
*   Axactor AB                                                    52,211     18,819       0.0%
    Bonheur ASA                                                    3,949     39,977       0.0%
*   BW LPG, Ltd.                                                  18,257     68,634       0.0%
*   BW Offshore, Ltd.                                             17,950     58,976       0.0%
*   DOF ASA                                                      124,543     13,128       0.0%
*   Fred Olsen Energy ASA                                          7,263     20,001       0.0%
    Frontline, Ltd.                                               12,607     77,140       0.0%
    Hoegh LNG Holdings, Ltd.                                       8,123     64,322       0.0%
*   Kongsberg Automotive ASA                                      75,985     89,430       0.0%
*   Kvaerner ASA                                                  31,342     59,973       0.0%
    Leroy Seafood Group ASA                                       28,820    173,077       0.1%
*   Norwegian Air Shuttle ASA                                      3,501     99,121       0.0%
    Ocean Yield ASA                                                7,604     67,786       0.0%
*   Odfjell Drilling, Ltd.                                         6,000     24,074       0.0%
    Odfjell SE Class A                                             8,358     29,136       0.0%
    Opera Software ASA                                            10,264     29,408       0.0%
*   Petroleum Geo-Services ASA                                    50,806     83,573       0.0%
*   Prosafe SE                                                     1,025      2,072       0.0%
*   Q-Free ASA                                                     3,003      3,028       0.0%
*   REC Silicon ASA                                              331,659     43,374       0.0%
    Skandiabanken ASA                                              7,645     77,533       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
NORWAY -- (Continued)
*   Songa Offshore                                                   8,731 $   62,176       0.0%
    SpareBank 1 SMN                                                  1,284     13,336       0.0%
    SpareBank 1 SR-Bank ASA                                         24,839    275,125       0.1%
    Stolt-Nielsen, Ltd.                                              4,606     64,917       0.0%
    Storebrand ASA                                                  62,833    538,164       0.1%
    Subsea 7 SA                                                     45,313    763,857       0.2%
    TGS NOPEC Geophysical Co. ASA                                   13,500    310,368       0.1%
*   Wallenius Wilhelmsen Logistics                                   6,223     35,707       0.0%
    Wilh Wilhelmsen Holding ASA Class A                              2,355     68,985       0.0%
                                                                           ----------       ---
TOTAL NORWAY                                                                3,869,121       0.8%
                                                                           ----------       ---
PHILIPPINES -- (0.3%)
*   Alliance Global Group, Inc.                                    395,800    122,775       0.1%
    Belle Corp.                                                    221,000     16,271       0.0%
    Cebu Air, Inc.                                                  28,480     60,157       0.0%
    China Banking Corp.                                             75,600     49,090       0.0%
    Cosco Capital, Inc.                                            316,400     52,240       0.0%
    East West Banking Corp.                                         52,800     33,150       0.0%
*   EEI Corp.                                                       36,200      8,633       0.0%
    Emperador, Inc.                                                201,000     28,041       0.0%
    Energy Development Corp.                                        77,219      8,636       0.0%
    Filinvest Land, Inc.                                         1,862,000     71,500       0.0%
    First Philippine Holdings Corp.                                 37,740     46,703       0.0%
    Integrated Micro-Electronics, Inc.                              80,600     27,633       0.0%
    Lopez Holdings Corp.                                           459,100     51,680       0.0%
    Megaworld Corp.                                              1,553,000    160,342       0.1%
    Nickel Asia Corp.                                              176,700     23,976       0.0%
    Pepsi-Cola Products Philippines, Inc.                          178,000      9,949       0.0%
    Petron Corp.                                                   386,700     73,010       0.0%
    Philex Mining Corp.                                            155,500     22,941       0.0%
*   Philippine National Bank                                        44,770     50,705       0.0%
    Phinma Energy Corp.                                            253,000      8,338       0.0%
    Phoenix Petroleum Philippines, Inc.                             68,700     15,305       0.0%
    RFM Corp.                                                      131,000     11,867       0.0%
    Rizal Commercial Banking Corp.                                  18,900     21,623       0.0%
    Robinsons Land Corp.                                           249,100    121,874       0.1%
    Robinsons Retail Holdings, Inc.                                 39,750     74,728       0.0%
    San Miguel Corp.                                                53,450    106,702       0.0%
    San Miguel Pure Foods Co., Inc.                                  2,290     13,663       0.0%
    Security Bank Corp.                                              4,360     20,783       0.0%
*   SSI Group, Inc.                                                211,000     15,856       0.0%
    STI Education Systems Holdings, Inc.                           675,000     23,523       0.0%
*   Top Frontier Investment Holdings, Inc.                           3,550     20,504       0.0%
    Travellers International Hotel Group, Inc.                     211,000     15,969       0.0%
    Union Bank of the Philippines                                   42,760     72,157       0.0%
    Vista Land & Lifescapes, Inc.                                  853,600    100,675       0.0%
                                                                           ----------       ---
TOTAL PHILIPPINES                                                           1,560,999       0.3%
                                                                           ----------       ---
POLAND -- (0.5%)
*   AB SA                                                              754      5,697       0.0%
*   Agora SA                                                         3,492     15,736       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
POLAND -- (Continued)
    Alumetal SA                                                      1,454 $   20,705       0.0%
    Amica SA                                                           995     38,551       0.0%
    Asseco Poland SA                                                20,142    264,064       0.1%
*   Bank Millennium SA                                              23,271     51,003       0.0%
*   Bank Ochrony Srodowiska SA                                       2,236      5,744       0.0%
*   Boryszew SA                                                     18,942     52,027       0.0%
*   Ciech SA                                                         3,497     59,452       0.0%
    ComArch SA                                                         890     39,252       0.0%
    Dom Development SA                                                 163      3,762       0.0%
*   Emperia Holding SA                                               2,646     66,704       0.0%
    Enea SA                                                         48,746    186,534       0.1%
*   Getin Holding SA                                                94,432     41,756       0.0%
*   Getin Noble Bank SA                                             82,571     36,519       0.0%
    Grupa Azoty SA                                                   4,673     93,695       0.0%
    Grupa Lotos SA                                                  16,202    293,814       0.1%
*   Impexmetal SA                                                   22,502     26,515       0.0%
*   Jastrzebska Spolka Weglowa SA                                    7,083    190,483       0.1%
    Kernel Holding SA                                               10,447    140,355       0.0%
    LC Corp. SA                                                    119,236     90,468       0.0%
    Lubelski Wegiel Bogdanka SA                                      2,399     48,616       0.0%
    Netia SA                                                        56,147     63,238       0.0%
    Neuca SA                                                           329     22,148       0.0%
    Newag SA                                                           625      2,616       0.0%
    Orbis SA                                                         2,421     58,161       0.0%
    Pfleiderer Group SA                                              1,404     15,440       0.0%
*   PKP Cargo SA                                                     6,978     99,590       0.0%
*   Polnord SA                                                       7,163     16,333       0.0%
*   Rafako SA                                                        4,078      5,104       0.0%
    Stalexport Autostrady SA                                        12,436     12,986       0.0%
    Stalprodukt SA                                                     388     56,473       0.0%
*   Tauron Polska Energia SA                                       228,215    220,659       0.1%
    Trakcja SA                                                       3,837      8,135       0.0%
*   Vistula Group SA                                                25,375     23,711       0.0%
    Zespol Elektrowni Patnow Adamow Konin SA                         3,168     10,921       0.0%
                                                                           ----------       ---
TOTAL POLAND                                                                2,386,967       0.5%
                                                                           ----------       ---
PORTUGAL -- (0.3%)
    Altri SGPS SA                                                    4,007     25,598       0.0%
*   Banco Comercial Portugues SA Class R                         1,789,026    534,613       0.1%
    EDP Renovaveis SA                                               26,435    218,580       0.1%
    Mota-Engil SGPS SA                                              21,037     84,486       0.0%
    Navigator Co. SA (The)                                          10,377     52,923       0.0%
    NOS SGPS SA                                                      4,830     28,939       0.0%
    Semapa-Sociedade de Investimento e Gestao                        2,980     59,568       0.0%
    Sonae Capital SGPS SA                                           15,124     15,006       0.0%
    Sonae SGPS SA                                                  157,338    188,363       0.1%
    Teixeira Duarte SA                                              25,366      9,363       0.0%
                                                                           ----------       ---
TOTAL PORTUGAL                                                              1,217,439       0.3%
                                                                           ----------       ---
SINGAPORE -- (0.8%)
    Accordia Golf Trust                                            114,000     62,731       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
SINGAPORE -- (Continued)
*   Banyan Tree Holdings, Ltd.                                    47,800 $ 21,580       0.0%
    Boustead Singapore, Ltd.                                      18,300   12,099       0.0%
    Bukit Sembawang Estates, Ltd.                                 26,700  124,391       0.1%
    Centurion Corp., Ltd.                                         33,600   13,821       0.0%
    China Aviation Oil Singapore Corp., Ltd.                      10,400   13,511       0.0%
    China Sunsine Chemical Holdings, Ltd.                         25,400   18,729       0.0%
    Chip Eng Seng Corp., Ltd.                                     72,300   50,931       0.0%
    CSE Global, Ltd.                                              76,400   21,039       0.0%
    CWT, Ltd.                                                     10,000   17,077       0.0%
    Elec & Eltek International Co., Ltd.                           8,300   12,949       0.0%
*   Ezion Holdings, Ltd.                                         327,060   47,268       0.0%
#*  Ezra Holdings, Ltd.                                          522,200   21,149       0.0%
    Far East Orchard, Ltd.                                        37,800   42,957       0.0%
    Food Empire Holdings, Ltd.                                    46,100   21,825       0.0%
    Fragrance Group, Ltd.                                         90,400   11,273       0.0%
    Frasers Centrepoint, Ltd.                                     29,600   45,159       0.0%
    Frencken Group, Ltd.                                          48,900   21,537       0.0%
    Golden Agri-Resources, Ltd.                                  908,900  263,428       0.1%
    GuocoLand, Ltd.                                               38,800   68,102       0.0%
*   Halcyon Agri Corp., Ltd.                                      11,400    4,974       0.0%
    Hi-P International, Ltd.                                      35,500   48,727       0.0%
    Ho Bee Land, Ltd.                                             50,700   94,137       0.0%
    Hong Fok Corp., Ltd.                                          59,290   38,721       0.0%
    Hong Leong Asia, Ltd.                                         30,900   27,765       0.0%
    Hong Leong Finance, Ltd.                                      20,600   41,284       0.0%
    Hotel Grand Central, Ltd.                                     32,543   35,333       0.0%
    Hutchison Port Holdings Trust                                765,600  329,212       0.1%
    Hyflux, Ltd.                                                  66,200   23,799       0.0%
    Indofood Agri Resources, Ltd.                                 72,700   23,972       0.0%
    Japfa, Ltd.                                                   55,000   23,837       0.0%
    KSH Holdings, Ltd.                                            47,250   32,255       0.0%
    Lian Beng Group, Ltd.                                         54,800   32,586       0.0%
*   Midas Holdings, Ltd.                                         343,400   52,957       0.0%
*   Nam Cheong, Ltd.                                             135,500    1,988       0.0%
    Olam International, Ltd.                                      61,300  105,708       0.0%
    OUE, Ltd.                                                     47,100   71,174       0.0%
*   Pacc Offshore Services Holdings, Ltd.                         41,200   10,139       0.0%
    QAF, Ltd.                                                     36,500   33,078       0.0%
*   Raffles Education Corp., Ltd.                                105,800   25,966       0.0%
    RHT Health Trust                                             114,200   70,408       0.0%
    SembCorp Industries, Ltd.                                    102,300  247,765       0.1%
#   SembCorp Marine, Ltd.                                         91,300  129,446       0.1%
    SIIC Environment Holdings, Ltd.                              135,000   52,502       0.0%
    Sinarmas Land, Ltd.                                          163,500   50,949       0.0%
    Sing Holdings, Ltd.                                           63,000   22,403       0.0%
#*  Sino Grandness Food Industry Group, Ltd.                      87,708   13,529       0.0%
    Stamford Land Corp., Ltd.                                     17,400    6,572       0.0%
    Sunningdale Tech, Ltd.                                        16,960   28,739       0.0%
*   Swiber Holdings, Ltd.                                         92,600    1,386       0.0%
    Tai Sin Electric, Ltd.                                        31,700   10,342       0.0%
*   Tat Hong Holdings, Ltd.                                       50,300   17,154       0.0%
    Tuan Sing Holdings, Ltd.                                     132,600   40,338       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SINGAPORE -- (Continued)
    United Engineers, Ltd.                                        71,900 $  139,288       0.1%
    United Industrial Corp., Ltd.                                 30,700     74,163       0.0%
    UOB-Kay Hian Holdings, Ltd.                                   34,700     34,487       0.0%
    UOL Group, Ltd.                                               79,800    529,207       0.1%
    UPP Holdings, Ltd.                                           100,900     19,268       0.0%
    Vibrant Group, Ltd.                                           66,430     19,064       0.0%
    Wee Hur Holdings, Ltd.                                        60,800     12,735       0.0%
    Wheelock Properties Singapore, Ltd.                           49,500     72,642       0.0%
    Wing Tai Holdings, Ltd.                                       65,300    114,963       0.1%
                                                                         ----------       ---
TOTAL SINGAPORE                                                           3,676,518       0.8%
                                                                         ----------       ---
SOUTH AFRICA -- (1.7%)
    Adcock Ingram Holdings, Ltd.                                   5,786     24,050       0.0%
    Adcorp Holdings, Ltd.                                         21,940     22,101       0.0%
    Aeci, Ltd.                                                    25,606    191,376       0.1%
    African Oxygen, Ltd.                                          17,714     30,690       0.0%
    African Rainbow Minerals, Ltd.                                24,515    215,139       0.1%
    Alexander Forbes Group Holdings, Ltd.                        138,184     71,207       0.0%
*   Allied Electronics Corp., Ltd. Class A                        33,365     29,038       0.0%
    Alviva Holdings, Ltd.                                         23,869     33,155       0.0%
    AngloGold Ashanti, Ltd.                                        1,099     10,140       0.0%
    AngloGold Ashanti, Ltd. Sponsored ADR                         47,956    445,991       0.1%
*   ArcelorMittal South Africa, Ltd.                              66,616     29,976       0.0%
    Ascendis Health, Ltd.                                         32,492     40,182       0.0%
    Assore, Ltd.                                                   5,522    120,799       0.0%
    Astral Foods, Ltd.                                             6,825     93,403       0.0%
    Balwin Properties, Ltd.                                       22,231      9,679       0.0%
    Barloworld, Ltd.                                              43,363    409,010       0.1%
    Blue Label Telecoms, Ltd.                                     75,147     91,671       0.0%
    Caxton and CTP Publishers and Printers, Ltd.                   3,840      3,561       0.0%
    Clover Industries, Ltd.                                       19,045     19,246       0.0%
    DataTec, Ltd.                                                 65,242    276,665       0.1%
    DRDGOLD, Ltd.                                                 57,915     19,724       0.0%
*   enX Group, Ltd.                                               14,323     14,076       0.0%
    EOH Holdings, Ltd.                                            16,493    122,963       0.0%
*   eXtract Group, Ltd.                                          306,483      1,299       0.0%
    Exxaro Resources, Ltd.                                        35,210    357,809       0.1%
    Foschini Group, Ltd. (The)                                     2,544     24,384       0.0%
    Gold Fields, Ltd.                                              5,457     21,722       0.0%
    Gold Fields, Ltd. Sponsored ADR                              117,597    466,860       0.1%
    Grand Parade Investments, Ltd.                                33,085      7,026       0.0%
*   Grindrod, Ltd.                                               107,193    118,097       0.0%
    Group Five, Ltd.                                              22,334     20,546       0.0%
    Harmony Gold Mining Co., Ltd.                                 27,739     47,433       0.0%
    Harmony Gold Mining Co., Ltd. Sponsored ADR                   39,848     68,937       0.0%
    Holdsport, Ltd.                                                6,202     25,905       0.0%
    Hudaco Industries, Ltd.                                        5,065     45,161       0.0%
    Hulamin, Ltd.                                                 20,234     10,312       0.0%
*   Impala Platinum Holdings, Ltd.                                72,877    202,217       0.1%
    Imperial Holdings, Ltd.                                       27,601    395,854       0.1%
    Investec, Ltd.                                                 5,036     34,345       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH AFRICA -- (Continued)
    Invicta Holdings, Ltd.                                         9,305 $   36,053       0.0%
    KAP Industrial Holdings, Ltd.                                224,806    135,147       0.0%
    Kumba Iron Ore, Ltd.                                           6,570    126,404       0.0%
    Lewis Group, Ltd.                                             20,668     39,722       0.0%
    Liberty Holdings, Ltd.                                        25,771    202,590       0.1%
    Merafe Resources, Ltd.                                       340,993     42,937       0.0%
    Metair Investments, Ltd.                                      30,843     41,440       0.0%
    MMI Holdings, Ltd.                                           165,067    219,320       0.1%
    Mpact, Ltd.                                                   33,536     61,318       0.0%
    Murray & Roberts Holdings, Ltd.                               91,852    104,035       0.0%
*   Nampak, Ltd.                                                 134,646    177,252       0.0%
*   Northam Platinum, Ltd.                                        49,443    183,957       0.1%
    Omnia Holdings, Ltd.                                          13,854    142,925       0.0%
    Peregrine Holdings, Ltd.                                      32,134     64,448       0.0%
*   PPC, Ltd.                                                    330,074    172,227       0.0%
    Raubex Group, Ltd.                                            28,364     40,738       0.0%
    RCL Foods, Ltd.                                               23,082     24,501       0.0%
    Reunert, Ltd.                                                 37,014    182,002       0.0%
    Rhodes Food Group Pty, Ltd.                                   15,206     21,500       0.0%
*   Royal Bafokeng Platinum, Ltd.                                 12,134     27,975       0.0%
    Sappi, Ltd.                                                   81,287    544,339       0.1%
    Sibanye-Sillwater                                            318,763    412,682       0.1%
*   Super Group, Ltd.                                             73,978    209,102       0.1%
    Telkom SA SOC, Ltd.                                           56,925    213,214       0.1%
    Tongaat Hulett, Ltd.                                          25,298    206,107       0.1%
    Transaction Capital, Ltd.                                     28,240     29,945       0.0%
    Trencor, Ltd.                                                 33,680    104,898       0.0%
    Tsogo Sun Holdings, Ltd.                                      68,876    101,201       0.0%
    Wilson Bayly Holmes-Ovcon, Ltd.                               10,522    112,640       0.0%
                                                                         ----------       ---
TOTAL SOUTH AFRICA                                                        8,152,368       1.7%
                                                                         ----------       ---
SOUTH KOREA -- (4.6%)
    ABco Electronics Co., Ltd.                                     1,728     11,407       0.0%
*   Ace Technologies Corp.                                         5,031     16,813       0.0%
*   Actoz Soft Co., Ltd.                                           1,531     22,027       0.0%
    Ahn-Gook Pharmaceutical Co., Ltd.                              2,130     21,294       0.0%
    AJ Networks Co., Ltd.                                          1,322      8,648       0.0%
*   AJ Rent A Car Co., Ltd.                                        2,448     28,338       0.0%
    AK Holdings, Inc.                                              1,052     63,244       0.0%
    ALUKO Co., Ltd.                                                7,684     26,268       0.0%
*   APS Holdings Corp.                                             2,667     23,776       0.0%
    Asia Cement Co., Ltd.                                            286     22,044       0.0%
    ASIA Holdings Co., Ltd.                                          317     32,539       0.0%
    Asia Paper Manufacturing Co., Ltd.                               872     15,174       0.0%
*   Asiana Airlines, Inc.                                         26,161    108,138       0.0%
    Austem Co., Ltd.                                               3,316     15,285       0.0%
    Autech Corp.                                                   2,921     24,433       0.0%
    Avaco Co., Ltd.                                                1,548      9,564       0.0%
    Baiksan Co., Ltd.                                              2,971     20,428       0.0%
*   Barun Electronics Co., Ltd.                                   19,672     30,677       0.0%
    Binggrae Co., Ltd.                                             1,192     64,633       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
    Bluecom Co., Ltd.                                             2,360 $ 15,753       0.0%
    BNK Financial Group, Inc.                                    49,369  438,037       0.1%
#*  Bohae Brewery Co., Ltd.                                      20,618   19,243       0.0%
    Bookook Securities Co., Ltd.                                    685   16,833       0.0%
*   Bubang Co., Ltd.                                              6,098   17,780       0.0%
    Busan City Gas Co., Ltd.                                        417   13,683       0.0%
    BYC Co., Ltd.                                                    48   13,716       0.0%
    Byucksan Corp.                                                5,737   17,456       0.0%
    Changhae Ethanol Co., Ltd.                                    1,227   19,395       0.0%
    Chokwang Paint, Ltd.                                          2,096   19,736       0.0%
    Chongkundang Holdings Corp.                                     539   33,136       0.0%
    Chosun Refractories Co., Ltd.                                   264   20,485       0.0%
    CJ CheilJedang Corp.                                          1,087  355,696       0.1%
    CJ Corp.                                                        240   40,012       0.0%
    CJ Hellovision Co., Ltd.                                      7,875   51,395       0.0%
    CJ O Shopping Co., Ltd.                                         687  121,319       0.1%
    CKD Bio Corp.                                                   780   15,193       0.0%
    CROWNHAITAI Holdings Co., Ltd.                                1,460   23,292       0.0%
    D.I Corp.                                                     2,404   12,278       0.0%
    Dae Dong Industrial Co., Ltd.                                 1,833   12,422       0.0%
    Dae Hyun Co., Ltd.                                            6,011   15,272       0.0%
*   Dae Won Chemical Co., Ltd.                                   10,060   21,106       0.0%
    Dae Won Kang Up Co., Ltd.                                     3,375   12,287       0.0%
*   Dae Young Packaging Co., Ltd.                                25,156   19,652       0.0%
    Dae-Il Corp.                                                  1,815   15,323       0.0%
    Daechang Forging Co., Ltd.                                      229   12,561       0.0%
    Daehan Steel Co., Ltd.                                        2,678   26,436       0.0%
    Daelim C&S Co., Ltd.                                            871   11,432       0.0%
    Daelim Industrial Co., Ltd.                                   5,179  385,987       0.1%
    Daeryuk Can Co., Ltd.                                         2,788   16,526       0.0%
    Daesang Corp.                                                 5,375  114,319       0.1%
    Daesang Holdings Co., Ltd.                                    3,226   28,423       0.0%
    Daewon San Up Co., Ltd.                                       3,013   20,090       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.            1,652   27,058       0.0%
    Daewoong Co., Ltd.                                            2,120   29,481       0.0%
    Daishin Securities Co., Ltd.                                  6,759   81,539       0.0%
*   Danal Co., Ltd.                                               5,243   22,900       0.0%
*   Deutsch Motors, Inc.                                          5,007   28,120       0.0%
    DGB Financial Group, Inc.                                    31,798  296,582       0.1%
    Digital Power Communications Co., Ltd.                        4,510   16,406       0.0%
    DMS Co., Ltd.                                                 3,345   26,190       0.0%
    Dong A Eltek Co., Ltd.                                        1,162   15,778       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                               1,715   37,351       0.0%
    Dong-A Socio Holdings Co., Ltd.                                 640   69,785       0.0%
    Dong-A ST Co., Ltd.                                             470   37,538       0.0%
    Dong-Ah Geological Engineering Co., Ltd.                      2,403   27,989       0.0%
    Dong-Il Corp.                                                   394   19,568       0.0%
    Dongbu Insurance Co., Ltd.                                    6,835  430,311       0.1%
*   Dongbu Securities Co., Ltd.                                   6,876   21,449       0.0%
    Dongkuk Industries Co., Ltd.                                  7,943   29,804       0.0%
    Dongkuk Steel Mill Co., Ltd.                                 15,394  149,375       0.1%
    Dongkuk Structures & Construction Co., Ltd.                   7,946   40,396       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
    DONGSUNG Corp.                                                7,984 $ 40,775       0.0%
    Dongwha Enterprise Co., Ltd.                                    565   17,928       0.0%
    Dongwha Pharm Co., Ltd.                                       5,100   40,258       0.0%
    Dongwon Development Co., Ltd.                                12,293   62,215       0.0%
    Dongwon F&B Co., Ltd.                                           231   42,026       0.0%
    Dongwon Industries Co., Ltd.                                    294   74,939       0.0%
    Dongyang E&P, Inc.                                            1,094   11,813       0.0%
    Doosan Corp.                                                    823   98,550       0.0%
*   Doosan Engine Co., Ltd.                                      10,197   38,445       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.              9,731  152,263       0.1%
*   Doosan Infracore Co., Ltd.                                   22,749  187,970       0.1%
    DRB Holding Co., Ltd.                                         2,082   15,748       0.0%
    DY Corp.                                                      2,973   20,260       0.0%
    e Tec E&C, Ltd.                                                 158   21,199       0.0%
    Eagon Industrial, Ltd.                                        1,585   11,419       0.0%
    Easy Bio, Inc.                                                8,678   48,126       0.0%
*   EcoBio Holdings Co., Ltd.                                     2,465   20,246       0.0%
    Elentec Co., Ltd.                                             4,044   15,458       0.0%
    EM-Tech Co., Ltd.                                             2,349   33,035       0.0%
*   Emerson Pacific, Inc.                                         1,504   36,838       0.0%
    Eugene Corp.                                                 11,367   55,159       0.0%
*   Eugene Investment & Securities Co., Ltd.                     10,226   27,148       0.0%
    EVERDIGM Corp.                                                1,537   14,207       0.0%
    Farmsco                                                       3,044   32,761       0.0%
*   FarmStory Co., Ltd.                                          13,834   15,884       0.0%
    Feelux Co., Ltd.                                              6,238   16,110       0.0%
    Fila Korea, Ltd.                                              2,571  155,372       0.1%
    Fine Technix Co., Ltd.                                        9,610   23,687       0.0%
*   Gamevil, Inc.                                                   643   36,362       0.0%
    Gaon Cable Co., Ltd.                                            585   12,377       0.0%
    Geumhwa PSC Co., Ltd.                                           414   14,777       0.0%
    GMB Korea Corp.                                               2,946   19,691       0.0%
    GOLFZONNEWDIN Co., Ltd.                                       8,152   38,420       0.0%
*   GS Global Corp.                                               6,392   17,830       0.0%
    GS Holdings Corp.                                             7,295  431,939       0.1%
    Gwangju Shinsegae Co., Ltd.                                     108   23,083       0.0%
*   Halla Corp.                                                   2,965   10,937       0.0%
    Halla Holdings Corp.                                          2,065  124,919       0.1%
    Han Kuk Carbon Co., Ltd.                                      9,366   49,019       0.0%
*   Hana Micron, Inc.                                             4,762   21,577       0.0%
    Handok, Inc.                                                    864   18,910       0.0%
    Handsome Co., Ltd.                                            3,107   83,223       0.0%
    Hanil Cement Co., Ltd.                                          813   97,324       0.0%
*   Hanjin Heavy Industries & Construction Co., Ltd.             21,436   73,118       0.0%
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.     3,532   14,943       0.0%
*   Hanjin Kal Corp.                                             10,858  209,859       0.1%
    Hanjin Transportation Co., Ltd.                               2,068   53,005       0.0%
    Hankuk Paper Manufacturing Co., Ltd.                            784   18,511       0.0%
    HanmiGlobal Co., Ltd.                                         2,096   17,948       0.0%
    Hansae Yes24 Holdings Co., Ltd.                               1,461   13,182       0.0%
    Hanshin Construction                                          1,594   22,841       0.0%
*   Hansol Holdings Co., Ltd.                                     9,633   53,252       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
*   Hansol HomeDeco Co., Ltd.                                    24,580 $ 32,247       0.0%
    Hansol Paper Co., Ltd.                                        4,708   69,149       0.0%
*   Hansol Technics Co., Ltd.                                     1,825   28,788       0.0%
    Hanwha Chemical Corp.                                        19,926  542,791       0.1%
    Hanwha Corp.                                                  8,227  328,269       0.1%
    Hanwha General Insurance Co., Ltd.                            8,123   59,189       0.0%
*   Hanwha Investment & Securities Co., Ltd.                     27,317   70,607       0.0%
    Hanwha Life Insurance Co., Ltd.                              19,254  136,041       0.1%
*   Hanwha Techwin Co.,Ltd.                                       4,557  156,201       0.1%
    Hanyang Securities Co., Ltd.                                  1,428   10,334       0.0%
    Harim Co., Ltd.                                               5,009   15,724       0.0%
    Harim Holdings Co., Ltd.                                      5,448   18,462       0.0%
#   Heung-A Shipping Co., Ltd.                                   33,174   37,153       0.0%
*   Heungkuk Fire & Marine Insurance Co., Ltd.                    9,375   51,685       0.0%
    Hitejinro Holdings Co., Ltd.                                  1,504   14,574       0.0%
    HMC Investment Securities Co., Ltd.                           4,374   45,551       0.0%
    HS R&A Co., Ltd.                                              6,290   13,227       0.0%
    Humax Co., Ltd.                                               3,803   32,002       0.0%
    Huons Global Co., Ltd.                                          889   33,665       0.0%
    Husteel Co., Ltd.                                               923   12,025       0.0%
    Huvis Corp.                                                   2,628   18,296       0.0%
    Hwa Shin Co., Ltd.                                            3,479   15,510       0.0%
    Hwangkum Steel & Technology Co., Ltd.                         2,211   18,795       0.0%
    HwaSung Industrial Co., Ltd.                                  2,631   35,573       0.0%
    Hy-Lok Corp.                                                  1,760   38,839       0.0%
    Hyosung Corp.                                                 3,099  372,443       0.1%
    Hyundai BNG Steel Co., Ltd.                                   2,003   22,288       0.0%
    Hyundai Corp.                                                 1,315   25,944       0.0%
    Hyundai Department Store Co., Ltd.                            2,864  233,889       0.1%
    Hyundai Engineering & Construction Co., Ltd.                 14,729  498,269       0.1%
    Hyundai Engineering Plastics Co., Ltd.                        2,556   16,544       0.0%
    Hyundai Livart Furniture Co., Ltd.                            1,926   41,114       0.0%
    Hyundai Marine & Fire Insurance Co., Ltd.                    11,286  457,273       0.1%
#   Hyundai Wia Corp.                                             3,138  180,834       0.1%
    I Controls, Inc.                                                557   14,392       0.0%
#*  IHQ, Inc.                                                    14,886   25,262       0.0%
    Iljin Electric Co., Ltd.                                      2,455   10,077       0.0%
    Iljin Holdings Co., Ltd.                                      3,429   15,901       0.0%
    Ilshin Spinning Co., Ltd.                                       195   20,897       0.0%
    iMarketKorea, Inc.                                            4,396   37,611       0.0%
*   Insun ENT Co., Ltd.                                           4,199   25,444       0.0%
    Interpark Holdings Corp.                                     10,966   40,978       0.0%
    IS Dongseo Co., Ltd.                                          2,505   77,296       0.0%
    ISU Chemical Co., Ltd.                                        2,105   32,243       0.0%
    IsuPetasys Co., Ltd.                                          5,166   20,425       0.0%
    J.ESTINA Co., Ltd.                                            1,968   11,731       0.0%
    JB Financial Group Co., Ltd.                                 29,441  154,773       0.1%
    KAON Media Co., Ltd.                                          1,968   17,003       0.0%
    KB Financial Group, Inc.                                        636   33,228       0.0%
    KC Green Holdings Co., Ltd.                                   1,848    8,638       0.0%
    KCC Engineering & Construction Co., Ltd.                      1,945   14,691       0.0%
#*  KEC Corp.                                                    18,498   21,885       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
    Keyang Electric Machinery Co., Ltd.                           5,858 $ 23,775       0.0%
    KG Chemical Corp.                                             1,692   24,626       0.0%
    KG Eco Technology Service Co., Ltd.                           6,425   22,891       0.0%
    KGMobilians Co., Ltd.                                         5,395   33,304       0.0%
    KH Vatec Co., Ltd.                                            2,850   28,898       0.0%
    KISCO Corp.                                                   1,236   41,793       0.0%
    KISCO Holdings Co., Ltd.                                        274   19,549       0.0%
    KISWIRE, Ltd.                                                 1,003   31,533       0.0%
    KIWOOM Securities Co., Ltd.                                   1,653  105,840       0.0%
*   KleanNara Co., Ltd.                                           4,228   16,223       0.0%
*   KMH Co., Ltd.                                                 2,719   22,691       0.0%
    Kodaco Co., Ltd.                                              9,455   25,894       0.0%
    Kolao Holdings                                                3,260   14,545       0.0%
    Kolon Corp.                                                   1,410   96,896       0.0%
    Kolon Global Corp.                                              710    6,213       0.0%
    Kolon Industries, Inc.                                        2,777  187,831       0.1%
    Kolon Plastic, Inc.                                           2,664   17,791       0.0%
    Kopla Co., Ltd.                                               2,406   10,338       0.0%
    Korea Alcohol Industrial Co., Ltd.                            2,209   16,063       0.0%
    Korea Autoglass Corp.                                         1,060   17,953       0.0%
    Korea Cast Iron Pipe Industries Co., Ltd.                     2,203   19,778       0.0%
    Korea Circuit Co., Ltd.                                       1,872   27,860       0.0%
    Korea Electric Terminal Co., Ltd.                             1,181   73,859       0.0%
    Korea Investment Holdings Co., Ltd.                           1,444   81,742       0.0%
*   Korea Line Corp.                                              2,607   76,291       0.0%
    Korea Petrochemical Ind Co., Ltd.                               499  111,550       0.0%
*   Korean Air Lines Co., Ltd.                                    7,696  217,862       0.1%
    Korean Reinsurance Co.                                       22,349  223,448       0.1%
    Kortek Corp.                                                  2,019   26,154       0.0%
    KPX Chemical Co., Ltd.                                          419   28,159       0.0%
    KSS LINE, Ltd.                                                2,670   23,179       0.0%
*   KT Hitel Co., Ltd.                                            2,856   13,463       0.0%
    KT Skylife Co., Ltd.                                          5,709   70,872       0.0%
    KT Submarine Co., Ltd.                                        4,504   18,398       0.0%
*   KTB Investment & Securities Co., Ltd.                        11,121   34,354       0.0%
    KTCS Corp.                                                    8,880   19,067       0.0%
    Ktis Corp.                                                    4,865   13,306       0.0%
    Kukdo Chemical Co., Ltd.                                        722   37,989       0.0%
    Kumho Industrial Co., Ltd.                                    5,014   43,273       0.0%
#   Kumho Petrochemical Co., Ltd.                                 1,518   94,108       0.0%
#*  Kumho Tire Co., Inc.                                         27,140  158,877       0.1%
    Kumkang Kind Co., Ltd.                                          610   16,710       0.0%
    Kwang Dong Pharmaceutical Co., Ltd.                           6,906   49,930       0.0%
    Kwangju Bank Co., Ltd.                                        5,799   61,074       0.0%
*   Kyeryong Construction Industrial Co., Ltd.                      629   10,049       0.0%
    Kyobo Securities Co., Ltd.                                    6,572   53,459       0.0%
    Kyung-In Synthetic Corp.                                      6,925   29,408       0.0%
    Kyungbang, Ltd.                                               1,708   22,199       0.0%
    Kyungchang Industrial Co., Ltd.                               2,837   10,483       0.0%
    Kyungdong Pharm Co., Ltd.                                     1,826   32,116       0.0%
*   LB Semicon, Inc.                                              4,621   10,574       0.0%
    LEADCORP, Inc. (The)                                          3,249   19,377       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
    Lee Ku Industrial Co., Ltd.                                   6,139 $ 12,646       0.0%
    LF Corp.                                                      4,970  114,547       0.1%
    LG Hausys, Ltd.                                               1,501  121,882       0.1%
    LG Innotek Co., Ltd.                                          2,076  319,627       0.1%
    LG International Corp.                                        7,867  204,171       0.1%
    LMS Co., Ltd.                                                 2,000   18,135       0.0%
    Lock & Lock Co., Ltd.                                         3,844   74,327       0.0%
    Lotte Corp.                                                     173   11,542       0.0%
    LOTTE Fine Chemical Co., Ltd.                                 3,738  134,465       0.1%
    Lotte Food Co., Ltd.                                             80   42,773       0.0%
    LOTTE Himart Co., Ltd.                                        1,899  125,706       0.1%
    Lotte Non-Life Insurance Co., Ltd.                            9,355   27,628       0.0%
    LS Corp.                                                      2,748  194,031       0.1%
    LS Industrial Systems Co., Ltd.                               2,433  130,283       0.1%
*   Lumens Co., Ltd.                                              6,649   21,465       0.0%
    Maeil Holdings Co., Ltd.                                      2,748   47,220       0.0%
    Meritz Financial Group, Inc.                                  7,307  106,404       0.0%
    Meritz Fire & Marine Insurance Co., Ltd.                     10,266  235,602       0.1%
    Mirae Asset Life Insurance Co., Ltd.                         17,478   91,365       0.0%
*   Miwon Specialty Chemical Co., Ltd.                              407   20,635       0.0%
*   MNTech Co., Ltd.                                              3,037   13,326       0.0%
    Mobase Co., Ltd.                                              1,893   11,926       0.0%
    Moorim P&P Co., Ltd.                                          5,847   21,929       0.0%
    Muhak Co., Ltd.                                               3,715   60,284       0.0%
    Namhae Chemical Corp.                                         5,124   41,566       0.0%
*   Namsun Aluminum Co., Ltd.                                    20,720   20,361       0.0%
*   Neowiz                                                        2,253   23,567       0.0%
    Nexen Corp.                                                   5,066   36,866       0.0%
    Nexen Tire Corp.                                              9,046  103,810       0.0%
*   Next Entertainment World Co., Ltd.                            1,690   12,226       0.0%
    NH Investment & Securities Co., Ltd.                         26,389  331,420       0.1%
    NICE Holdings Co., Ltd.                                       2,721   38,610       0.0%
    Nong Shim Holdings Co., Ltd.                                    504   51,544       0.0%
*   Nong Woo Bio Co., Ltd.                                        1,968   28,015       0.0%
    Noroo Holdings Co., Ltd.                                      1,454   23,362       0.0%
    NOROO Paint & Coatings Co., Ltd.                              2,353   19,036       0.0%
    NS Shopping Co., Ltd.                                         2,929   39,361       0.0%
    OCI Co., Ltd.                                                 3,119  315,111       0.1%
*   Omnisystem Co., Ltd.                                          5,220   11,167       0.0%
*   Paik Kwang Industrial Co., Ltd.                               8,359   20,315       0.0%
*   Pan Ocean Co., Ltd.                                          12,173   57,183       0.0%
#   Paradise Co., Ltd.                                            9,384  168,460       0.1%
    Partron Co., Ltd.                                             3,821   29,831       0.0%
*   Paru Co., Ltd.                                                6,180   23,288       0.0%
    Poongsan Corp.                                                3,816  167,361       0.1%
    POSCO Coated & Color Steel Co., Ltd.                            534   13,360       0.0%
    Posco Daewoo Corp.                                            4,008   69,537       0.0%
*   Power Logics Co., Ltd.                                        6,041   26,763       0.0%
    Protec Co., Ltd.                                              2,493   39,827       0.0%
    Pyeong Hwa Automotive Co., Ltd.                               2,380   24,350       0.0%
*   Redrover Co., Ltd.                                            8,624   26,222       0.0%
*   RFTech Co., Ltd.                                              2,522   11,813       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
*   S&S Tech Corp.                                                4,487 $ 17,149       0.0%
*   S&T Dynamics Co., Ltd.                                        4,103   30,666       0.0%
    S&T Motiv Co., Ltd.                                           2,280   92,939       0.0%
    S-Energy Co., Ltd.                                            2,950   19,753       0.0%
*   S-MAC Co., Ltd.                                              21,292   23,631       0.0%
    Sajo Industries Co., Ltd.                                       580   37,872       0.0%
    SAMHWA Paints Industrial Co., Ltd.                            1,801   12,410       0.0%
    Samick Musical Instruments Co., Ltd.                          8,471   14,798       0.0%
*   Samji Electronics Co., Ltd.                                   2,577   17,741       0.0%
    Samkee Automotive Co., Ltd.                                   6,378   20,294       0.0%
    Samkwang Glass                                                  741   33,342       0.0%
    Sammok S-Form Co., Ltd.                                       1,638   19,082       0.0%
*   SAMPYO Cement Co., Ltd.                                       3,745   10,397       0.0%
    Samsung Card Co., Ltd.                                        5,178  169,662       0.1%
    Samsung Securities Co., Ltd.                                 12,404  394,534       0.1%
    SAMT Co., Ltd.                                                8,669   15,966       0.0%
    Samyang Corp.                                                   682   59,052       0.0%
    Samyang Holdings Corp.                                          497   40,108       0.0%
    Sangsin Brake                                                 2,584   17,410       0.0%
    SAVEZONE I&C Corp.                                            3,550   16,315       0.0%
    SBS Media Holdings Co., Ltd.                                  7,692   20,845       0.0%
    Seah Besteel Corp.                                            3,572  101,418       0.0%
    SeAH Holdings Corp.                                             197   27,685       0.0%
    SeAH Steel Corp.                                                836   68,573       0.0%
    Sebang Co., Ltd.                                              2,364   28,702       0.0%
    Sebang Global Battery Co., Ltd.                               1,555   47,001       0.0%
    Sebo Manufacturing Engineer Corp.                             1,650   15,928       0.0%
    Sejong Industrial Co., Ltd.                                     985    6,844       0.0%
    Sekonix Co., Ltd.                                             2,060   24,668       0.0%
    Sempio Foods Co.                                                  7      208       0.0%
    Seohan Co., Ltd.                                             18,570   35,657       0.0%
    Seohee Construction Co., Ltd.                                28,436   28,078       0.0%
    Seoul Semiconductor Co., Ltd.                                 4,401  108,026       0.0%
    SEOWONINTECH Co., Ltd.                                        2,304   21,602       0.0%
    Seoyon Co., Ltd.                                              1,670   11,961       0.0%
*   Sewon Cellontech Co., Ltd.                                    4,905    9,975       0.0%
*   SFA Semicon Co, Ltd.                                         10,919   24,493       0.0%
*   Shin Poong Pharmaceutical Co., Ltd.                           5,587   30,527       0.0%
    Shinsegae Engineering & Construction Co., Ltd.                  576   14,473       0.0%
    Shinsegae Information & Communication Co., Ltd.                 224   15,404       0.0%
    Shinsegae International, Inc.                                   567   31,294       0.0%
    Shinsegae, Inc.                                               1,285  262,689       0.1%
    Shinwha Intertek Corp.                                        5,026   11,933       0.0%
*   Signetics Corp.                                              17,512   22,206       0.0%
    SIMPAC, Inc.                                                  4,120   16,004       0.0%
    SK Gas, Ltd.                                                  1,139   95,148       0.0%
    SK Networks Co., Ltd.                                        21,936  130,341       0.1%
*   SK Securities Co., Ltd.                                      15,974   17,767       0.0%
    SKC Co., Ltd.                                                 4,427  157,275       0.1%
    SL Corp.                                                      3,492   71,555       0.0%
    SMEC Co., Ltd.                                                3,430   11,312       0.0%
    Songwon Industrial Co., Ltd.                                  4,004   76,928       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
SOUTH KOREA -- (Continued)
    SPG Co., Ltd.                                                 1,805 $     8,831       0.0%
    Spigen Korea Co., Ltd.                                          433      16,837       0.0%
    Ssangyong Cement Industrial Co., Ltd.                         8,334     120,571       0.1%
*   Ssangyong Motor Co.                                           1,696       7,968       0.0%
    Sun Kwang Co., Ltd.                                           1,102      19,678       0.0%
*   SundayToz Corp.                                               1,342      25,517       0.0%
    Sung Bo Chemicals Co., Ltd.                                   3,534      19,530       0.0%
    Sung Kwang Bend Co., Ltd.                                     5,510      48,878       0.0%
    Sungchang Enterprise Holdings, Ltd.                          15,703      38,490       0.0%
    Sungdo Engineering & Construction Co., Ltd.                   4,138      24,430       0.0%
*   Sungshin Cement Co., Ltd.                                     6,047      28,948       0.0%
    Sungwoo Hitech Co., Ltd.                                     11,667      69,898       0.0%
    Sunjin Co., Ltd.                                              1,290      17,849       0.0%
    Taekwang Industrial Co., Ltd.                                   107     108,988       0.0%
*   Taewoong Co., Ltd.                                              573       9,150       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.                10,296      78,894       0.0%
*   Taihan Textile Co., Ltd.                                        136      10,678       0.0%
*   TBH Global Co., Ltd.                                          2,501      19,648       0.0%
*   Thinkware Systems Corp.                                       1,985      18,535       0.0%
*   TK Chemical Corp.                                             7,026      12,723       0.0%
    TK Corp.                                                      4,551      40,847       0.0%
#   Tong Yang Moolsan Co., Ltd.                                  10,050      15,570       0.0%
    Tongyang Life Insurance Co., Ltd.                             9,367      74,005       0.0%
    Top Engineering Co., Ltd.                                     3,622      22,544       0.0%
    Tovis Co., Ltd.                                               3,257      23,563       0.0%
    TS Corp.                                                      1,334      30,972       0.0%
*   Ubiquoss, Inc.                                                  515       7,566       0.0%
    UIL Co., Ltd.                                                 1,848      12,163       0.0%
    Uju Electronics Co., Ltd.                                       841      10,481       0.0%
    Unid Co., Ltd.                                                1,325      54,753       0.0%
    Visang Education, Inc.                                        1,919      20,229       0.0%
#*  WillBes & Co. (The)                                           9,359      14,485       0.0%
*   Wonik Holdings Co., Ltd.                                      9,905      66,918       0.0%
*   Woongjin Co., Ltd.                                           12,662      26,158       0.0%
*   Woongjin Thinkbig Co., Ltd.                                   5,132      31,706       0.0%
*   Woorison F&G Co., Ltd.                                        9,592      19,626       0.0%
    Wooshin Systems Co., Ltd.                                     3,080      23,768       0.0%
    Y G-1 Co., Ltd.                                               3,685      46,081       0.0%
*   YeaRimDang Publishing Co., Ltd.                               4,964      44,036       0.0%
    YESCO Co., Ltd.                                                 680      23,061       0.0%
    YG Entertainment, Inc.                                        1,775      47,417       0.0%
    Yong Pyong Resort Co., Ltd.                                   2,477      28,443       0.0%
    Youlchon Chemical Co., Ltd.                                   2,408      35,796       0.0%
    Young Poong Corp.                                                81      80,605       0.0%
    Youngone Corp.                                                  740      22,744       0.0%
    Youngone Holdings Co., Ltd.                                   1,092      54,588       0.0%
*   Yuanta Securities Korea Co., Ltd.                            23,577      71,154       0.0%
    Zeus Co., Ltd.                                                1,279      19,143       0.0%
                                                                        -----------       ---
TOTAL SOUTH KOREA                                                        21,735,250       4.7%
                                                                        -----------       ---

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SPAIN -- (1.6%)
    Acciona SA                                                     8,040 $  665,746       0.2%
    Acerinox SA                                                   23,857    342,751       0.1%
*   Adveo Group International SA                                   2,813      9,006       0.0%
    Almirall SA                                                   10,222     98,937       0.0%
    Applus Services SA                                            16,882    236,073       0.1%
    Azkoyen SA                                                     1,280     11,952       0.0%
    Banco de Sabadell SA                                         912,089  1,826,196       0.4%
*   Baron de Ley                                                     359     46,084       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                  2,720    112,004       0.0%
*   Deoleo SA                                                     72,355     15,133       0.0%
    Ebro Foods SA                                                 14,540    349,737       0.1%
*   eDreams ODIGEO SA                                             16,683     51,672       0.0%
    Elecnor SA                                                     6,480     91,572       0.0%
    Enagas SA                                                     12,364    356,129       0.1%
    Ence Energia y Celulosa SA                                    28,711    166,550       0.0%
    Ercros SA                                                     22,936     74,236       0.0%
    Euskaltel SA                                                  15,040    120,440       0.0%
    Faes Farma SA                                                 27,549     93,362       0.0%
    Fluidra SA                                                     8,053     81,577       0.0%
    Grupo Catalana Occidente SA                                    8,124    341,967       0.1%
    Iberpapel Gestion SA                                           1,348     42,045       0.0%
*   Indra Sistemas SA                                                769     11,048       0.0%
    Mapfre SA                                                    181,725    594,331       0.1%
    Melia Hotels International SA                                 20,714    283,344       0.1%
    Miquel y Costas & Miquel SA                                    2,200     79,714       0.0%
    NH Hotel Group SA                                             44,644    282,259       0.1%
*   Obrascon Huarte Lain SA                                       24,022    134,709       0.0%
    Parques Reunidos Servicios Centrales SAU                       1,336     21,725       0.0%
    Prim SA                                                          827      9,746       0.0%
    Prosegur Cia de Seguridad SA                                  37,493    286,125       0.1%
*   Quabit Inmobiliaria SA                                         9,478     18,189       0.0%
*   Sacyr SA                                                      85,819    220,497       0.1%
    Saeta Yield SA                                                 8,429     94,123       0.0%
    Talgo SA                                                      12,178     59,711       0.0%
*   Tubacex SA                                                    23,482     83,437       0.0%
#*  Tubos Reunidos SA                                             28,263     29,785       0.0%
*   Vocento SA                                                    20,755     36,091       0.0%
                                                                         ----------       ---
TOTAL SPAIN                                                               7,378,003       1.6%
                                                                         ----------       ---
SWEDEN -- (1.7%)
    AAK AB                                                         2,826    228,390       0.1%
    Acando AB                                                     15,967     54,176       0.0%
    AddNode Group AB                                               3,905     31,701       0.0%
    AF AB Class B                                                  9,444    194,564       0.1%
    Alimak Group AB                                                5,901    105,724       0.0%
    Attendo AB                                                     9,548    112,276       0.0%
*   BE Group AB                                                    1,919     12,145       0.0%
    Beijer Alma AB                                                 2,676     86,310       0.0%
*   Beijer Electronics Group AB                                    1,372      5,280       0.0%
    Beijer Ref AB                                                  4,230    147,575       0.0%
    Bergman & Beving AB                                            4,158     47,306       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SWEDEN -- (Continued)
    Betsson AB                                                   21,031 $165,037       0.1%
    Bilia AB Class A                                             12,503  112,030       0.0%
    BillerudKorsnas AB                                           23,421  403,099       0.1%
#   Bjorn Borg AB                                                 2,840   11,329       0.0%
    Bonava AB                                                     1,883   27,172       0.0%
    Bonava AB Class B                                            10,685  155,605       0.1%
    Bufab AB                                                      4,850   57,912       0.0%
    Bulten AB                                                     3,216   45,618       0.0%
    Byggmax Group AB                                             10,027   68,249       0.0%
    Capio AB                                                      3,305   16,820       0.0%
    Cavotec SA                                                    6,627   20,725       0.0%
    Clas Ohlson AB Class B                                        1,503   25,985       0.0%
    Cloetta AB Class B                                           38,541  130,326       0.0%
*   Collector AB                                                  2,979   31,447       0.0%
    Com Hem Holding AB                                           14,358  215,542       0.1%
    Concordia Maritime AB Class B                                 6,501    9,664       0.0%
    Dometic Group AB                                             16,060  139,634       0.0%
    Doro AB                                                       4,175   24,178       0.0%
    Duni AB                                                       5,305   79,039       0.0%
    Dustin Group AB                                               7,956   71,268       0.0%
    Eastnine AB                                                   3,086   28,011       0.0%
    Elanders AB Class B                                           3,507   38,250       0.0%
    Enea AB                                                       1,237   12,296       0.0%
    Getinge AB Class B                                           23,901  470,458       0.1%
    Granges AB                                                   13,318  138,006       0.0%
    Gunnebo AB                                                    9,209   37,952       0.0%
*   Haldex AB                                                     8,793   97,707       0.0%
    HIQ International AB                                          2,039   14,613       0.0%
    Holmen AB Class B                                             9,932  488,150       0.1%
    Intrum Justitia AB                                              785   27,509       0.0%
    Inwido AB                                                     9,880  108,850       0.0%
    JM AB                                                         7,803  205,889       0.1%
    KappAhl AB                                                   11,324   82,459       0.0%
    Karo Pharma AB                                               13,217   62,693       0.0%
    KNOW IT AB                                                    3,970   72,525       0.0%
    Lindab International AB                                      14,287  117,759       0.0%
    Loomis AB Class B                                            10,153  407,358       0.1%
    Mekonomen AB                                                  4,200   84,798       0.0%
    Modern Times Group MTG AB Class B                             5,479  209,007       0.1%
*   Momentum Group AB Class B                                     4,158   51,148       0.0%
    MQ Holding AB                                                 3,386   12,901       0.0%
    Nederman Holding AB                                           1,077   31,192       0.0%
*   Net Insight AB Class B                                       22,012   13,803       0.0%
    New Wave Group AB Class B                                     8,555   56,714       0.0%
    Nobia AB                                                     11,628   95,386       0.0%
    Nobina AB                                                    10,397   56,458       0.0%
    Nolato AB Class B                                             2,774  153,799       0.1%
    Nordax Group AB                                               9,151   54,260       0.0%
    Opus Group AB                                                30,523   22,601       0.0%
    Peab AB                                                      21,686  210,442       0.1%
    Pricer AB Class B                                            29,801   32,397       0.0%
*   Qliro Group AB                                               20,496   44,792       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWEDEN -- (Continued)
    Ratos AB Class B                                             37,743 $  181,163       0.1%
    Recipharm AB Class B                                          5,393     65,984       0.0%
    Resurs Holding AB                                             3,505     24,268       0.0%
    Rottneros AB                                                 11,881     10,644       0.0%
*   SAS AB                                                       13,176     40,762       0.0%
    Scandi Standard AB                                            5,752     40,680       0.0%
    Scandic Hotels Group AB                                       8,978    115,815       0.0%
    Semcon AB                                                     2,598     15,513       0.0%
    SkiStar AB                                                    3,983     87,057       0.0%
*   SSAB AB Class A                                              29,202    143,366       0.0%
*   SSAB AB Class B(BPRBWM6)                                     38,696    155,885       0.1%
*   SSAB AB Class B(B17H3F6)                                     68,427    275,837       0.1%
    Swedol AB Class B                                            10,279     42,362       0.0%
    Systemair AB                                                  2,368     35,814       0.0%
    Tele2 AB Class B                                              6,221     79,129       0.0%
    Thule Group AB                                               10,341    231,303       0.1%
    Transcom Worldwide AB                                         2,887     30,175       0.0%
    VBG Group AB Class B                                            781     14,009       0.0%
                                                                        ----------       ---
TOTAL SWEDEN                                                             7,966,075       1.7%
                                                                        ----------       ---
SWITZERLAND -- (3.1%)
    Allreal Holding AG                                            2,426    405,480       0.1%
*   Alpiq Holding AG                                                471     30,218       0.0%
    ALSO Holding AG                                                 802    108,563       0.0%
*   Arbonia AG                                                    6,605    115,550       0.0%
#   Aryzta AG                                                    12,956    411,355       0.1%
    Autoneum Holding AG                                             252     68,076       0.0%
    Baloise Holding AG                                            6,402  1,009,322       0.2%
    Bank Cler AG                                                    772     32,734       0.0%
    Banque Cantonale de Geneve                                      290     46,737       0.0%
    Banque Cantonale Vaudoise                                       391    281,146       0.1%
    Bell Food Group AG                                              140     60,455       0.0%
    Bellevue Group AG                                             1,424     33,104       0.0%
    Berner Kantonalbank AG                                          677    122,176       0.0%
    Bobst Group SA                                                  986    105,399       0.0%
    Bucher Industries AG                                          1,022    399,879       0.1%
    Burckhardt Compression Holding AG                               203     60,476       0.0%
    Calida Holding AG                                               948     35,161       0.0%
    Carlo Gavazzi Holding AG                                         56     18,704       0.0%
    Cembra Money Bank AG                                          3,697    331,193       0.1%
    Cham Paper Holding AG                                            85     34,485       0.0%
*   Cicor Technologies, Ltd.                                        389     20,035       0.0%
    Cie Financiere Tradition SA                                     318     30,268       0.0%
    Clariant AG                                                  30,288    762,043       0.2%
    Conzzeta AG                                                     224    220,039       0.1%
    DKSH Holding AG                                               2,728    228,855       0.1%
*   Dottikon Es Holding AG                                            4      3,088       0.0%
*   Dufry AG                                                      4,813    716,407       0.2%
    EFG International AG                                         16,580    151,725       0.0%
    Emmi AG                                                         296    184,795       0.1%
    Energiedienst Holding AG                                      2,636     68,304       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
SWITZERLAND -- (Continued)
    Feintool International Holding AG                               230 $    27,323       0.0%
    Flughafen Zurich AG                                           2,665     579,573       0.1%
    GAM Holding AG                                               24,058     374,998       0.1%
    Gurit Holding AG                                                 73      83,948       0.0%
    Helvetia Holding AG                                           1,207     648,863       0.1%
    HOCHDORF Holding AG                                             202      56,126       0.0%
    Huber & Suhner AG                                             1,614      87,396       0.0%
    Hypothekarbank Lenzburg AG                                        8      35,686       0.0%
    Implenia AG                                                   2,265     143,069       0.0%
    Jungfraubahn Holding AG                                         535      68,139       0.0%
    Kudelski SA                                                   5,256      64,537       0.0%
*   Lastminute.com NV                                             1,019      13,943       0.0%
    Liechtensteinische Landesbank AG                              2,227     111,044       0.0%
    Luzerner Kantonalbank AG                                        414     186,463       0.1%
    MCH Group AG                                                    559      37,962       0.0%
    Metall Zug AG Class B                                            36     138,294       0.0%
    Mikron Holding AG                                             1,680      11,733       0.0%
    Mobimo Holding AG                                             1,098     277,452       0.1%
    OC Oerlikon Corp. AG                                         31,255     501,425       0.1%
*   Orascom Development Holding AG                                2,310      27,743       0.0%
    Orell Fuessli Holding AG                                         25       3,088       0.0%
    Orior AG                                                        788      61,629       0.0%
    Phoenix Mecano AG                                                98      57,014       0.0%
    Plazza AG Class A                                               166      38,555       0.0%
    Rieter Holding AG                                               544     127,213       0.0%
    Romande Energie Holding SA                                       55      62,356       0.0%
*   Schmolz + Bickenbach AG                                      96,862      89,339       0.0%
    Schweiter Technologies AG                                       154     188,926       0.1%
    SFS Group AG                                                  2,420     286,853       0.1%
    Siegfried Holding AG                                            715     223,635       0.1%
    St Galler Kantonalbank AG                                       325     146,741       0.0%
    Sulzer AG                                                     2,102     269,282       0.1%
    Sunrise Communications Group AG                               3,851     320,364       0.1%
    Swiss Life Holding AG                                         4,696   1,632,185       0.4%
    Swissquote Group Holding SA                                   1,714      59,540       0.0%
    Tamedia AG                                                      380      52,715       0.0%
    Thurgauer Kantonalbank                                          257      25,361       0.0%
    Valiant Holding AG                                            3,019     310,777       0.1%
    Valora Holding AG                                               475     152,225       0.0%
    Vaudoise Assurances Holding SA                                  194     102,803       0.0%
    Vetropack Holding AG                                             32      60,878       0.0%
*   Von Roll Holding AG                                           9,245      13,825       0.0%
    Vontobel Holding AG                                           3,972     247,174       0.1%
    VP Bank AG                                                      545      74,869       0.0%
    Walliser Kantonalbank                                         1,015      95,723       0.0%
    Walter Meier AG                                                 403      16,598       0.0%
    Zehnder Group AG                                              1,774      65,086       0.0%
    Zug Estates Holding AG Class B                                   41      72,166       0.0%
    Zuger Kantonalbank AG                                            19     100,940       0.0%
                                                                        -----------       ---
TOTAL SWITZERLAND                                                        14,529,349       3.1%
                                                                        -----------       ---

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
TAIWAN -- (4.8%)
    AcBel Polytech, Inc.                                          69,000 $ 52,530       0.0%
#   Acer, Inc.                                                   499,000  258,221       0.1%
    ACES Electronic Co., Ltd.                                     18,000   16,265       0.0%
    Acter Co., Ltd.                                                7,000   41,563       0.0%
    Advanced Connectek, Inc.                                      50,000   15,257       0.0%
    Advanced International Multitech Co., Ltd.                    32,000   39,682       0.0%
*   Advanced Lithium Electrochemistry Cayman Co., Ltd.            18,000   16,250       0.0%
    Advanced Optoelectronic Technology, Inc.                      19,000   22,202       0.0%
    Advancetek Enterprise Co., Ltd.                               21,987   13,266       0.0%
*   AGV Products Corp.                                            64,960   16,222       0.0%
    Alpha Networks, Inc.                                          54,000   41,974       0.0%
    Altek Corp.                                                   56,000   54,191       0.0%
    Ambassador Hotel (The)                                        32,000   24,398       0.0%
    AMPOC Far-East Co., Ltd.                                      23,000   20,137       0.0%
    AmTRAN Technology Co., Ltd.                                  180,000   92,285       0.0%
    Apacer Technology, Inc.                                       19,000   24,862       0.0%
    APCB, Inc.                                                    39,000   38,565       0.0%
    Apex International Co., Ltd.                                  33,760   23,905       0.0%
    Apex Medical Corp.                                            11,000   11,222       0.0%
    Arcadyan Technology Corp.                                     21,000   33,068       0.0%
    Ardentec Corp.                                                68,430   64,860       0.0%
    Asia Cement Corp.                                            379,000  338,169       0.1%
    Asia Plastic Recycling Holding, Ltd.                          33,873   14,440       0.0%
    Asia Vital Components Co., Ltd.                               57,000   54,096       0.0%
    Audix Corp.                                                   16,000   23,696       0.0%
    AVY Precision Technology, Inc.                                14,786   24,335       0.0%
    Axiomtek Co., Ltd.                                            14,000   23,967       0.0%
    Bank of Kaohsiung Co., Ltd.                                   69,432   21,273       0.0%
*   BenQ Materials Corp.                                          41,000   26,795       0.0%
    BES Engineering Corp.                                        293,000   67,184       0.0%
    Bin Chuan Enterprise Co., Ltd.                                 9,000   11,502       0.0%
    Boardtek Electronics Corp.                                    26,000   22,423       0.0%
    Bright Led Electronics Corp.                                  20,000   11,415       0.0%
    Capital Futures Corp.                                         15,000   23,130       0.0%
    Capital Securities Corp.                                     354,000  122,718       0.1%
    Career Technology MFG. Co., Ltd.                              66,000   76,995       0.0%
    Casetek Holdings, Ltd.                                        29,000  108,747       0.0%
    Cathay Real Estate Development Co., Ltd.                     103,600   57,900       0.0%
    Celxpert Energy Corp.                                         21,000   31,827       0.0%
*   Champion Building Materials Co., Ltd.                         77,000   19,636       0.0%
    Chang Wah Electromaterials, Inc.                               4,000   18,713       0.0%
    Channel Well Technology Co., Ltd.                             13,000   14,751       0.0%
    Chant Sincere Co., Ltd.                                       16,000   17,650       0.0%
    CHC Healthcare Group                                           9,000   11,136       0.0%
    Chen Full International Co., Ltd.                             14,000   22,463       0.0%
    Cheng Loong Corp.                                            153,000   89,583       0.0%
    Cheng Uei Precision Industry Co., Ltd.                        82,000  133,434       0.1%
    Chenming Mold Industry Corp.                                  18,000   11,544       0.0%
    Chilisin Electronics Corp.                                    18,963   64,815       0.0%
*   Chimei Materials Technology Corp.                            108,000   49,261       0.0%
    Chin-Poon Industrial Co., Ltd.                                60,000  125,222       0.1%
*   China Airlines, Ltd.                                         462,000  188,470       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
TAIWAN -- (Continued)
    China Bills Finance Corp.                                    192,000 $ 96,447       0.0%
    China Chemical & Pharmaceutical Co., Ltd.                     31,000   18,401       0.0%
*   China Electric Manufacturing Corp.                            61,000   19,142       0.0%
    China General Plastics Corp.                                  54,631   51,214       0.0%
    China Life Insurance Co., Ltd.                                71,111   66,962       0.0%
    China Metal Products                                          53,000   48,750       0.0%
    China Steel Structure Co., Ltd.                               24,000   15,560       0.0%
    China Synthetic Rubber Corp.                                  86,100  119,979       0.0%
    China Wire & Cable Co., Ltd.                                  26,000   23,280       0.0%
    Chinese Maritime Transport, Ltd.                              17,710   16,616       0.0%
    Chipbond Technology Corp.                                    112,000  218,585       0.1%
    ChipMOS TECHNOLOGIES, Inc.                                    42,000   41,890       0.0%
    Chong Hong Construction Co., Ltd.                             23,000   56,239       0.0%
    Chun Yuan Steel                                              104,000   38,981       0.0%
*   Chung Hung Steel Corp.                                       156,000   59,796       0.0%
    Chung Hwa Pulp Corp.                                          55,015   19,531       0.0%
    Chung-Hsin Electric & Machinery Manufacturing Corp.           66,000   46,080       0.0%
    Chyang Sheng Dyeing & Finishing Co., Ltd.                     13,000   11,567       0.0%
    Clevo Co.                                                     94,000   96,735       0.0%
*   CMC Magnetics Corp.                                          321,000   47,623       0.0%
    Coland Holdings, Ltd.                                         14,000   16,089       0.0%
    Compal Electronics, Inc.                                     706,000  519,806       0.1%
    Compeq Manufacturing Co., Ltd.                               164,000  192,966       0.1%
    Concord Securities Co., Ltd.                                  97,000   27,086       0.0%
    Continental Holdings Corp.                                   102,000   48,866       0.0%
    Contrel Technology Co., Ltd.                                  15,000    7,817       0.0%
    Coretronic Corp.                                              93,000  111,377       0.0%
    Coxon Precise Industrial Co., Ltd.                            15,000   13,409       0.0%
*   CSBC Corp. Taiwan                                             61,000   26,092       0.0%
    CviLux Corp.                                                  17,000   18,523       0.0%
    CyberTAN Technology, Inc.                                     49,000   30,002       0.0%
    D-Link Corp.                                                  95,000   35,649       0.0%
    DA CIN Construction Co., Ltd.                                 37,000   22,024       0.0%
    Da-Li Development Co., Ltd.                                   12,000   13,331       0.0%
*   Danen Technology Corp.                                        74,000   18,788       0.0%
    Darfon Electronics Corp.                                      31,000   27,254       0.0%
    Darwin Precisions Corp.                                       76,000   82,305       0.0%
    Depo Auto Parts Ind Co., Ltd.                                 20,000   53,462       0.0%
    Dimerco Express Corp.                                         19,000   14,077       0.0%
*   Dynamic Electronics Co., Ltd.                                 73,000   28,337       0.0%
    Dynapack International Technology Corp.                       32,000   54,340       0.0%
    E Ink Holdings, Inc.                                         141,000  196,948       0.1%
    Edimax Technology Co., Ltd.                                   60,000   20,606       0.0%
    Edom Technology Co., Ltd.                                     21,000   10,939       0.0%
    Elite Semiconductor Memory Technology, Inc.                   50,000   82,514       0.0%
*   Elitegroup Computer Systems Co., Ltd.                         67,000   52,465       0.0%
    ENG Electric Co., Ltd.                                        39,520   15,994       0.0%
    EnTie Commercial Bank Co., Ltd.                              110,000   46,158       0.0%
*   Epistar Corp.                                                209,000  338,703       0.1%
    Eson Precision Ind. Co., Ltd.                                 15,000   26,602       0.0%
#   Eternal Materials Co., Ltd.                                  125,000  126,227       0.1%
    Eva Airways Corp.                                            301,172  148,450       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
TAIWAN -- (Continued)
    Everest Textile Co., Ltd.                                     67,600 $ 33,065       0.0%
    Evergreen International Storage & Transport Corp.             93,000   43,180       0.0%
*   Evergreen Marine Corp. Taiwan, Ltd.                          235,000  140,766       0.1%
    Everlight Chemical Industrial Corp.                           81,450   51,056       0.0%
    Everlight Electronics Co., Ltd.                               78,000  119,161       0.0%
    Excelsior Medical Co., Ltd.                                   15,000   22,358       0.0%
    EZconn Corp.                                                   9,000   12,578       0.0%
    Far Eastern Department Stores, Ltd.                          223,000  109,838       0.0%
    Far Eastern International Bank                               466,549  144,836       0.1%
    Faraday Technology Corp.                                      29,000   44,584       0.0%
    Farglory Land Development Co., Ltd.                           67,000   73,233       0.0%
    Federal Corp.                                                 75,480   35,414       0.0%
    Feedback Technology Corp.                                     12,000   35,928       0.0%
    Feng Hsin Steel Co., Ltd.                                     78,000  134,788       0.1%
    First Hi-Tec Enterprise Co., Ltd.                             13,000   13,774       0.0%
    First Hotel                                                   26,628   13,730       0.0%
    First Insurance Co., Ltd. (The)                               37,000   16,441       0.0%
*   First Steamship Co., Ltd.                                    123,676   32,766       0.0%
    FLEXium Interconnect, Inc.                                    13,221   50,693       0.0%
    FocalTech Systems Co., Ltd.                                   46,000   49,566       0.0%
    Forest Water Environment Engineering Co., Ltd.                11,000   21,610       0.0%
    Formosa Laboratories, Inc.                                     9,000   24,561       0.0%
    Formosan Union Chemical                                       61,242   37,474       0.0%
    Fortune Electric Co., Ltd.                                    33,000   21,070       0.0%
    Founding Construction & Development Co., Ltd.                 24,000   12,373       0.0%
    Froch Enterprise Co., Ltd.                                    27,000   14,467       0.0%
    Fulgent Sun International Holding Co., Ltd.                   13,292   33,637       0.0%
    Fulltech Fiber Glass Corp.                                    72,000   37,976       0.0%
    Gallant Precision Machining Co., Ltd.                         37,000   29,262       0.0%
    Gemtek Technology Corp.                                       63,000   50,959       0.0%
    Getac Technology Corp.                                        75,000  104,749       0.0%
    Giantplus Technology Co., Ltd.                                40,000   31,064       0.0%
    Gigabyte Technology Co., Ltd.                                109,000  168,988       0.1%
    Ginko International Co., Ltd.                                  9,000   63,141       0.0%
*   Gintech Energy Corp.                                         119,304   74,861       0.0%
    Global Brands Manufacture, Ltd.                               72,000   33,211       0.0%
    Global Lighting Technologies, Inc.                            10,000   14,468       0.0%
    Global Mixed Mode Technology, Inc.                            10,000   23,013       0.0%
    Globe Union Industrial Corp.                                  27,000   18,057       0.0%
    Gloria Material Technology Corp.                             108,880   71,861       0.0%
*   GlycoNex, Inc.                                                13,000   10,084       0.0%
*   Gold Circuit Electronics, Ltd.                                86,000   29,399       0.0%
*   Goldsun Building Materials Co., Ltd.                         253,000   75,707       0.0%
    Grand Ocean Retail Group, Ltd.                                18,000   13,380       0.0%
    Grand Pacific Petrochemical                                  161,000  122,055       0.1%
    Great China Metal Industry                                    26,000   21,988       0.0%
    Great Wall Enterprise Co., Ltd.                               97,000  110,323       0.0%
    Greatek Electronics, Inc.                                     39,000   72,096       0.0%
*   Green Energy Technology, Inc.                                 27,000   17,348       0.0%
    Green Seal Holding, Ltd.                                      11,000   26,117       0.0%
    GTM Holdings Corp.                                            20,000   11,382       0.0%
    Hannstar Board Corp.                                          73,000   44,214       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
TAIWAN -- (Continued)
    HannStar Display Corp.                                       567,000 $220,215       0.1%
*   HannsTouch Solution, Inc.                                     69,000   24,158       0.0%
    Hanpin Electron Co., Ltd.                                      9,000    9,317       0.0%
*   Harvatek Corp.                                                29,000   16,210       0.0%
    Hey Song Corp.                                                47,000   48,468       0.0%
    Highwealth Construction Corp.                                 89,000  119,067       0.0%
    Hiroca Holdings, Ltd.                                         13,000   49,820       0.0%
    Hitron Technology, Inc.                                       39,000   28,351       0.0%
*   Ho Tung Chemical Corp.                                       154,577   46,712       0.0%
*   Hocheng Corp.                                                 56,000   17,360       0.0%
    Holy Stone Enterprise Co., Ltd.                               26,600   39,645       0.0%
    Hong Pu Real Estate Development Co., Ltd.                     47,000   31,574       0.0%
    Hong YI Fiber Industry Co.                                    30,000   22,244       0.0%
*   Horizon Securities Co., Ltd.                                  56,000   14,530       0.0%
    Hsin Kuang Steel Co., Ltd.                                    44,000   43,876       0.0%
    Huaku Development Co., Ltd.                                   49,000  109,987       0.0%
    Huang Hsiang Construction Corp.                               17,000   17,600       0.0%
    Hung Ching Development & Construction Co., Ltd.               18,000   11,976       0.0%
    Hung Sheng Construction, Ltd.                                 89,000   70,342       0.0%
    Hwa Fong Rubber Industrial Co.,Ltd.                           40,800   15,491       0.0%
*   I-Chiun Precision Industry Co., Ltd.                          53,000   19,864       0.0%
    I-Sheng Electric Wire & Cable Co., Ltd.                       17,000   24,469       0.0%
*   Ichia Technologies, Inc.                                      47,000   25,584       0.0%
    IEI Integration Corp.                                         28,000   38,980       0.0%
    Inpaq Technology Co., Ltd.                                    15,000   14,061       0.0%
    Inventec Corp.                                               275,000  213,705       0.1%
    Jarllytec Co., Ltd.                                            6,000   10,819       0.0%
    Jentech Precision Industrial Co., Ltd.                         5,000   12,826       0.0%
    Jess-Link Products Co., Ltd.                                  17,250   19,399       0.0%
    Jih Sun Financial Holdings Co., Ltd.                         266,407   70,738       0.0%
    Johnson Health Tech Co., Ltd.                                  9,000    9,851       0.0%
    K Laser Technology, Inc.                                      43,000   23,035       0.0%
    Kaori Heat Treatment Co., Ltd.                                10,000   13,304       0.0%
    Kaulin Manufacturing Co., Ltd.                                16,000   10,476       0.0%
    KEE TAI Properties Co., Ltd.                                 104,000   36,226       0.0%
    Kenda Rubber Industrial Co., Ltd.                             96,000  127,376       0.1%
    Kenmec Mechanical Engineering Co., Ltd.                       53,000   18,201       0.0%
    Kindom Construction Corp.                                     69,000   44,085       0.0%
    King Chou Marine Technology Co., Ltd.                         10,200   11,284       0.0%
    King Yuan Electronics Co., Ltd.                              216,000  229,075       0.1%
    King's Town Bank Co., Ltd.                                   159,000  173,773       0.1%
*   King's Town Construction Co., Ltd.                            27,000   20,363       0.0%
    Kinko Optical Co., Ltd.                                       32,000   49,532       0.0%
    Kinpo Electronics                                            263,000   90,715       0.0%
    Kinsus Interconnect Technology Corp.                          54,000  136,241       0.1%
    Kung Sing Engineering Corp.                                   35,000   13,350       0.0%
*   Kuo Toong International Co., Ltd.                             44,200   26,625       0.0%
    Kuoyang Construction Co., Ltd.                                68,000   27,517       0.0%
    Kwong Fong Industries Corp.                                   15,444   10,958       0.0%
    Kwong Lung Enterprise Co., Ltd.                               10,000   14,215       0.0%
    L&K Engineering Co., Ltd.                                     21,000   26,303       0.0%
*   LAN FA Textile                                                36,000   10,174       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
TAIWAN -- (Continued)
    Lanner Electronics, Inc.                                      15,000 $ 21,289       0.0%
    LCY Chemical Corp.                                            97,000  132,583       0.1%
*   Lealea Enterprise Co., Ltd.                                  153,000   57,332       0.0%
    LEE CHI Enterprises Co., Ltd.                                 53,000   21,536       0.0%
*   Leofoo Development Co., Ltd.                                  69,000   18,329       0.0%
*   Lextar Electronics Corp.                                      51,000   30,882       0.0%
*   Li Peng Enterprise Co., Ltd.                                 113,000   32,349       0.0%
    Lien Hwa Industrial Corp.                                    118,495  125,740       0.1%
    Lingsen Precision Industries, Ltd.                            91,000   48,641       0.0%
    Lite-On Semiconductor Corp.                                   45,000   56,649       0.0%
    Long Bon International Co., Ltd.                              39,000   18,166       0.0%
#   Long Chen Paper Co., Ltd.                                    104,025  153,253       0.1%
    Lotes Co., Ltd.                                                8,000   49,383       0.0%
*   Lotus Pharmaceutical Co., Ltd.                                18,000   28,266       0.0%
    Lucky Cement Corp.                                            37,000   10,688       0.0%
    Lumax International Corp., Ltd.                               11,700   22,351       0.0%
    Macroblock, Inc.                                               6,300   14,213       0.0%
    Marketech International Corp.                                 18,000   23,424       0.0%
    Masterlink Securities Corp.                                  177,305   49,635       0.0%
    Mercuries & Associates Holding, Ltd.                          82,818   67,036       0.0%
*   Mercuries Life Insurance Co., Ltd.                           190,010  100,237       0.0%
*   Microbio Co., Ltd.                                            65,000   45,057       0.0%
    MIN AIK Technology Co., Ltd.                                  40,000   37,269       0.0%
    Mobiletron Electronics Co., Ltd.                              17,000   22,536       0.0%
*   Motech Industries, Inc.                                       97,059   75,842       0.0%
    MPI Corp.                                                      9,000   21,768       0.0%
    Nang Kuang Pharmaceutical co., Ltd.                           18,000   21,308       0.0%
    Nantex Industry Co., Ltd.                                     32,550   23,644       0.0%
#*  Neo Solar Power Corp.                                        187,071   94,988       0.0%
    Nexcom International Co., Ltd.                                12,000   12,554       0.0%
    Nichidenbo Corp.                                              21,000   19,885       0.0%
*   Ocean Plastics Co., Ltd.                                      25,000   23,837       0.0%
    OptoTech Corp.                                                84,178   58,137       0.0%
    Orient Europharma Co., Ltd.                                    7,000   16,200       0.0%
*   Orient Semiconductor Electronics, Ltd.                       137,000   41,820       0.0%
    Oriental Union Chemical Corp.                                109,000   93,845       0.0%
    Pacific Construction Co.                                      25,000    8,505       0.0%
    Pan Jit International, Inc.                                   53,000   53,134       0.0%
    Pan-International Industrial Corp.                            83,000   70,536       0.0%
*   Phihong Technology Co., Ltd.                                  49,259   21,089       0.0%
*   Power Quotient International Co., Ltd.                        35,000   16,352       0.0%
*   President Securities Corp.                                   159,111   75,726       0.0%
    Prince Housing & Development Corp.                           214,000   78,793       0.0%
    Promate Electronic Co., Ltd.                                  21,000   19,428       0.0%
    Qisda Corp.                                                  248,000  181,157       0.1%
    Qualipoly Chemical Corp.                                      18,000   20,804       0.0%
    Quintain Steel Co., Ltd.                                      62,000   18,712       0.0%
#   Radiant Opto-Electronics Corp.                                87,000  193,514       0.1%
    Rechi Precision Co., Ltd.                                     25,000   25,715       0.0%
    Rich Development Co., Ltd.                                    92,000   28,411       0.0%
*   Ritek Corp.                                                  304,954   50,704       0.0%
*   Roo Hsing Co., Ltd.                                           44,000   28,595       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
TAIWAN -- (Continued)
*   Rotam Global Agrosciences, Ltd.                                 10,000 $ 10,215       0.0%
    Sampo Corp.                                                     96,000   44,248       0.0%
    San Fang Chemical Industry Co., Ltd.                            22,000   25,754       0.0%
    Sanyang Motor Co., Ltd.                                         85,000   61,462       0.0%
    SCI Pharmtech, Inc.                                             11,000   21,343       0.0%
    Sesoda Corp.                                                    28,665   27,859       0.0%
    Shan-Loong Transportation Co., Ltd.                             16,000   16,981       0.0%
    Sharehope Medicine Co., Ltd.                                    14,700   18,330       0.0%
    Sheng Yu Steel Co., Ltd.                                        12,000   13,342       0.0%
    ShenMao Technology, Inc.                                        20,000   17,813       0.0%
    Shih Her Technologies, Inc.                                     12,000   15,721       0.0%
*   Shih Wei Navigation Co., Ltd.                                   42,000   12,213       0.0%
    Shin Kong Financial Holding Co., Ltd.                        1,370,000  438,362       0.1%
    Shin Zu Shing Co., Ltd.                                         28,000   77,641       0.0%
*   Shining Building Business Co., Ltd.                             96,600   33,482       0.0%
    Shinkong Insurance Co., Ltd.                                    36,000   31,508       0.0%
    Shinkong Synthetic Fibers Corp.                                208,000   67,047       0.0%
    Sigurd Microelectronics Corp.                                   64,000   55,648       0.0%
    Simplo Technology Co., Ltd.                                     30,800  177,284       0.1%
    Sincere Navigation Corp.                                        61,000   43,978       0.0%
    Sinher Technology, Inc.                                          6,000    9,913       0.0%
    Sino-American Silicon Products, Inc.                            90,000  251,310       0.1%
    Sinon Corp.                                                     72,000   42,384       0.0%
    SinoPac Financial Holdings Co., Ltd.                           659,295  202,274       0.1%
    Sinphar Pharmaceutical Co., Ltd.                                17,680   12,839       0.0%
    Sirtec International Co., Ltd.                                  21,000   34,051       0.0%
    Siward Crystal Technology Co., Ltd.                             49,000   32,106       0.0%
*   Solar Applied Materials Technology Co.                          42,314   20,074       0.0%
*   Solartech Energy Corp.                                          57,000   29,793       0.0%
    Solteam Electronics Co., Ltd.                                    8,080   10,894       0.0%
    Sonix Technology Co., Ltd.                                      10,000   12,297       0.0%
    Southeast Cement Co., Ltd.                                      40,000   19,374       0.0%
    Standard Chemical & Pharmaceutical Co., Ltd.                    12,000   12,813       0.0%
    Stark Technology, Inc.                                          12,800   14,492       0.0%
    Sunko INK Co., Ltd.                                             36,000   15,403       0.0%
    Sunrex Technology Corp.                                         36,535   21,582       0.0%
    Sunspring Metal Corp.                                           13,000   16,835       0.0%
    Supreme Electronics Co., Ltd.                                   52,244   56,285       0.0%
    Swancor Holding Co., Ltd.                                       11,000   27,587       0.0%
    Syncmold Enterprise Corp.                                       12,000   27,824       0.0%
    Sysage Technology Co., Ltd.                                     23,100   22,371       0.0%
*   Sysgration                                                      67,000   20,589       0.0%
    Systex Corp.                                                    32,000   62,838       0.0%
    T3EX Global Holdings Corp.                                      18,000   14,519       0.0%
    TA Chen Stainless Pipe                                         114,200   72,367       0.0%
*   Ta Ya Electric Wire & Cable                                     80,000   24,658       0.0%
    TA-I Technology Co., Ltd.                                       26,448   21,601       0.0%
    Tah Hsin Industrial Corp.                                       15,000   12,558       0.0%
    Tai Tung Communication Co., Ltd.                                27,000   18,239       0.0%
    Taichung Commercial Bank Co., Ltd.                             445,786  142,793       0.1%
    Taiflex Scientific Co., Ltd.                                    36,460   58,542       0.0%
    Tainan Enterprises Co., Ltd.                                    18,000   13,969       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
TAIWAN -- (Continued)
    Tainan Spinning Co., Ltd.                                    226,000 $101,597       0.0%
*   Tainergy Tech Co., Ltd.                                       55,000   25,201       0.0%
*   Taisun Enterprise Co., Ltd.                                   31,000   19,075       0.0%
*   Taita Chemical Co., Ltd.                                      62,000   22,008       0.0%
    Taiwan Business Bank                                         797,065  220,201       0.1%
    Taiwan Chinsan Electronic Industrial Co., Ltd.                12,000   22,168       0.0%
    Taiwan Fertilizer Co., Ltd.                                  134,000  175,117       0.1%
    Taiwan Fire & Marine Insurance Co., Ltd.                      30,000   20,092       0.0%
    Taiwan FU Hsing Industrial Co., Ltd.                          24,000   30,518       0.0%
*   Taiwan Glass Industry Corp.                                  149,968   77,407       0.0%
    Taiwan Hon Chuan Enterprise Co., Ltd.                         49,000   88,577       0.0%
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.                38,000   24,072       0.0%
*   Taiwan Land Development Corp.                                129,466   43,354       0.0%
    Taiwan Line Tek Electronic                                    26,000   29,876       0.0%
*   Taiwan Navigation Co., Ltd.                                   35,000   18,104       0.0%
    Taiwan PCB Techvest Co., Ltd.                                 48,000   52,462       0.0%
*   Taiwan Prosperity Chemical Corp.                              16,000    9,768       0.0%
*   Taiwan Pulp & Paper Corp.                                     49,000   30,966       0.0%
    Taiwan Sakura Corp.                                           16,000   20,709       0.0%
    Taiwan Semiconductor Co., Ltd.                                18,000   44,521       0.0%
    Taiwan Shin Kong Security Co., Ltd.                           26,000   33,404       0.0%
    Taiwan Styrene Monomer                                        74,000   50,088       0.0%
    Taiwan Surface Mounting Technology Corp.                      53,000   50,374       0.0%
    Taiwan TEA Corp.                                             133,000   70,795       0.0%
    Taiyen Biotech Co., Ltd.                                      28,000   26,184       0.0%
    Teco Electric and Machinery Co., Ltd.                        271,000  253,106       0.1%
    Test Research, Inc.                                           20,000   27,853       0.0%
    Test Rite International Co., Ltd.                             29,000   22,026       0.0%
    Thye Ming Industrial Co., Ltd.                                20,000   25,575       0.0%
    Ton Yi Industrial Corp.                                      134,000   60,662       0.0%
    Tong Hsing Electronic Industries, Ltd.                         9,000   38,520       0.0%
    Tong Yang Industry Co., Ltd.                                  60,000  125,265       0.1%
    Tong-Tai Machine & Tool Co., Ltd.                             27,000   18,316       0.0%
    TOPBI International Holdings, Ltd.                             7,000   24,977       0.0%
    Topoint Technology Co., Ltd.                                  32,000   22,821       0.0%
*   TPK Holding Co., Ltd.                                         47,000  155,263       0.1%
    Transcend Information, Inc.                                   35,000   99,424       0.0%
    Tripod Technology Corp.                                       66,000  243,066       0.1%
    Tsann Kuen Enterprise Co., Ltd.                               20,000   15,451       0.0%
*   TSEC Corp.                                                    63,000   24,045       0.0%
    TSRC Corp.                                                   116,000  132,985       0.1%
    Tung Ho Steel Enterprise Corp.                               157,000  126,291       0.1%
    TXC Corp.                                                     53,000   70,875       0.0%
    TYC Brother Industrial Co., Ltd.                              42,000   48,063       0.0%
*   Tycoons Group Enterprise                                     100,000   20,126       0.0%
    Tyntek Corp.                                                  65,000   29,992       0.0%
    U-Ming Marine Transport Corp.                                 91,000  107,991       0.0%
    UDE Corp.                                                     13,000   25,958       0.0%
    Unimicron Technology Corp.                                   288,000  164,363       0.1%
    Union Bank Of Taiwan                                         234,000   69,838       0.0%
    Unitech Computer Co., Ltd.                                    20,000   13,202       0.0%
*   Unitech Printed Circuit Board Corp.                           79,000   37,355       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
TAIWAN -- (Continued)
    Unity Opto Technology Co., Ltd.                               91,000 $    35,929       0.0%
    Universal Cement Corp.                                        69,277      53,645       0.0%
    Unizyx Holding Corp.                                          53,000      25,326       0.0%
    UPC Technology Corp.                                         120,950      67,230       0.0%
    USI Corp.                                                    176,560      87,276       0.0%
    Usun Technology Co., Ltd.                                     15,000      26,658       0.0%
*   Utechzone Co., Ltd.                                           12,000      20,894       0.0%
    Ve Wong Corp.                                                 16,000      13,234       0.0%
    Wah Lee Industrial Corp.                                      34,000      59,657       0.0%
#   Walsin Lihwa Corp.                                           517,000     264,255       0.1%
    Walton Advanced Engineering, Inc.                             55,000      29,234       0.0%
    Wan Hai Lines, Ltd.                                          104,000      62,995       0.0%
    Waterland Financial Holdings Co., Ltd.                       397,000     120,458       0.1%
    Weikeng Industrial Co., Ltd.                                  65,254      38,737       0.0%
    Well Shin Technology Co., Ltd.                                18,000      37,314       0.0%
    Winbond Electronics Corp.                                    418,000     362,472       0.1%
    Wisdom Marine Lines Co., Ltd.                                 63,262      56,666       0.0%
    Wistron Corp.                                                383,866     320,636       0.1%
    WT Microelectronics Co., Ltd.                                 71,750     113,480       0.0%
    Xxentria Technology Materials Corp.                           25,000      53,070       0.0%
    YC Co., Ltd.                                                  81,488      37,156       0.0%
    YC INOX Co., Ltd.                                             50,600      43,229       0.0%
    YeaShin International Development Co., Ltd.                   21,600      11,602       0.0%
    Yeong Guan Energy Technology Group Co., Ltd.                   7,000      16,164       0.0%
*   YFY, Inc.                                                    226,000      88,459       0.0%
    Yi Jinn Industrial Co., Ltd.                                  34,200      14,177       0.0%
    Yieh Phui Enterprise Co., Ltd.                               207,760      79,299       0.0%
    Yonyu Plastics Co., Ltd.                                      14,000      15,091       0.0%
*   Young Optics, Inc.                                            12,000      26,164       0.0%
    Youngtek Electronics Corp.                                    15,000      28,011       0.0%
    Yuanta Futures Co., Ltd.                                      10,000      13,727       0.0%
    Yulon Motor Co., Ltd.                                        148,000     123,760       0.1%
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.              13,000      34,286       0.0%
    Yungshin Construction & Development Co., Ltd.                 24,000      25,410       0.0%
    YungShin Global Holding Corp.                                 36,000      47,862       0.0%
    Yungtay Engineering Co., Ltd.                                 48,000      95,478       0.0%
    Zeng Hsing Industrial Co., Ltd.                                8,000      33,443       0.0%
    Zenitron Corp.                                                27,000      16,742       0.0%
    Zero One Technology Co., Ltd.                                 22,000      14,559       0.0%
    Zhen Ding Technology Holding, Ltd.                            53,000     132,995       0.1%
    Zig Sheng Industrial Co., Ltd.                                79,000      31,859       0.0%
    Zinwell Corp.                                                 54,000      54,412       0.0%
    Zippy Technology Corp.                                        12,000      14,449       0.0%
    ZongTai Real Estate Development Co., Ltd.                     27,000      16,584       0.0%
                                                                         -----------       ---
TOTAL TAIWAN                                                              22,758,899       4.9%
                                                                         -----------       ---
THAILAND -- (0.8%)
    AEON Thana Sinsap Thailand PCL                                10,700      34,464       0.0%
    Amata Corp. PCL                                               60,100      38,897       0.0%
    Ananda Development PCL                                       240,300      43,040       0.0%
    AP Thailand PCL                                              263,800      70,675       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
THAILAND -- (Continued)
    Asia Aviation PCL                                              203,200 $ 39,148       0.0%
    Asia Plus Group Holdings PCL                                   204,100   25,313       0.0%
    Bangchak Corp. PCL                                              78,200   98,280       0.1%
    Bangkok Insurance PCL                                            1,100   11,954       0.0%
    Bangkok Land PCL                                             1,408,500   78,438       0.0%
    Bangkok Ranch PCL                                              100,100   24,407       0.0%
    Banpu PCL                                                      251,400  132,435       0.1%
    Better World Green PCL                                         412,300   21,844       0.0%
    Cal-Comp Electronics Thailand PCL Class F                      428,200   44,857       0.0%
    CH Karnchang PCL                                                97,100   79,650       0.0%
*   CIMB Thai Bank PCL                                             520,600   17,395       0.0%
*   Country Group Development PCL                                  395,400   15,116       0.0%
    Dhipaya Insurance PCL                                           27,900   41,783       0.0%
    Eastern Water Resources Development and Management PCL
      Class F                                                      105,500   39,062       0.0%
    Energy Earth PCL                                               108,300    3,570       0.0%
*   Esso Thailand PCL                                              180,800   83,270       0.1%
    GFPT PCL                                                        85,400   47,559       0.0%
    Golden Land Property Development PCL                           125,000   36,123       0.0%
    Grand Canal Land PCL                                           244,600   15,021       0.0%
    Hana Microelectronics PCL                                       47,600   69,853       0.0%
*   Ichitan Group PCL                                               48,900   12,438       0.0%
*   Inter Far East Energy Corp. Class F                            123,100    4,308       0.0%
    Interlink Communication PCL                                     41,300   20,016       0.0%
    IRPC PCL                                                     1,034,500  200,859       0.1%
    Italian-Thai Development PCL                                   294,400   35,980       0.0%
    Kang Yong Electric PCL                                           2,700   38,525       0.0%
    KGI Securities Thailand PCL                                    247,300   33,351       0.0%
    Khon Kaen Sugar Industry PCL                                   272,360   36,894       0.0%
    Kiatnakin Bank PCL                                              47,900  109,224       0.1%
    Lanna Resources PCL                                             28,000   12,137       0.0%
    LH Financial Group PCL                                         871,100   46,151       0.0%
    Loxley PCL                                                     254,800   24,544       0.0%
    LPN Development PCL                                            143,100   56,430       0.0%
    Maybank Kim Eng Securities Thailand PCL                         39,000   25,945       0.0%
    MBK PCL                                                        102,100   72,226       0.0%
*   MCOT PCL                                                        59,100   21,882       0.0%
    Namyong Terminal PCL                                            91,000   17,258       0.0%
    Padaeng Industry PCL                                            24,100   21,583       0.0%
    Platinum Group PCL (The) Class F                               124,000   33,594       0.0%
    Polyplex Thailand PCL                                           50,500   21,282       0.0%
*   Precious Shipping PCL                                          126,000   40,584       0.0%
    Property Perfect PCL                                           616,300   17,253       0.0%
    Pruksa Holding PCL                                             125,900   95,695       0.1%
    Quality Houses PCL                                             826,900   73,181       0.0%
    Ratchthani Leasing PCL                                         171,400   49,274       0.0%
*   Regional Container Lines PCL                                   119,500   30,037       0.0%
    Rojana Industrial Park PCL                                     220,300   40,121       0.0%
    Samart Corp. PCL                                                59,000   22,733       0.0%
    Samart Telcoms PCL                                              33,900   15,613       0.0%
    Sansiri PCL                                                  1,125,400   81,305       0.0%
    SC Asset Corp PCL                                              339,100   34,706       0.0%
    Siam City Cement PCL                                             8,421   70,724       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
THAILAND -- (Continued)
    Siam Future Development PCL                                    149,500 $   32,627       0.0%
    Siamgas & Petrochemicals PCL                                    83,800     56,758       0.0%
    Somboon Advance Technology PCL                                  57,400     35,421       0.0%
    SPCG PCL                                                        46,500     34,994       0.0%
    Sri Trang Agro-Industry PCL                                     34,080     13,029       0.0%
    Srithai Superware PCL                                          392,300     20,548       0.0%
    Star Petroleum Refining PCL                                    137,100     71,810       0.0%
    STP & I PCL                                                    118,800     23,960       0.0%
    Supalai PCL                                                    105,300     77,977       0.0%
    SVI PCL                                                        183,400     28,708       0.0%
    Syntec Construction PCL                                        101,900     18,865       0.0%
*   Tata Steel Thailand PCL                                        594,100     17,884       0.0%
*   Thai Airways International PCL                                 118,700     66,461       0.0%
    Thai Metal Trade PCL                                            35,100     17,222       0.0%
    Thai Reinsurance PCL                                           204,300     11,746       0.0%
    Thai Union Group PCL Class F                                    37,100     20,437       0.0%
    Thai Wah PCL Class F                                            75,200     21,618       0.0%
    Thaicom PCL                                                     82,200     34,147       0.0%
    Thanachart Capital PCL                                          68,400    112,730       0.1%
    Thitikorn PCL                                                   22,900     11,995       0.0%
    Thoresen Thai Agencies PCL                                     125,400     36,616       0.0%
    TICON Industrial Connection PCL Class F                        142,500     71,636       0.0%
    TIPCO Foods PCL                                                 60,800     30,199       0.0%
    Tisco Financial Group PCL                                       29,200     77,131       0.0%
    TMB Bank PCL                                                 2,256,500    175,249       0.1%
    TPI Polene PCL                                               1,534,100    103,443       0.1%
    TTCL PCL                                                        44,100     27,347       0.0%
    Univentures PCL                                                101,800     37,999       0.0%
    Vanachai Group PCL                                              88,600     32,005       0.0%
    Vinythai PCL                                                    88,700     55,271       0.0%
    WHA Corp. PCL                                                  486,400     56,224       0.0%
                                                                           ----------       ---
TOTAL THAILAND                                                              3,960,064       0.9%
                                                                           ----------       ---
TURKEY -- (0.4%)
    Adana Cimento Sanayii TAS Class A                               12,222     20,659       0.0%
#*  Akenerji Elektrik Uretim A.S.                                   17,655      4,292       0.0%
    Aksa Akrilik Kimya Sanayii A.S.                                  9,101     32,069       0.0%
    Albaraka Turk Katilim Bankasi A.S.                              57,942     19,887       0.0%
    Anadolu Anonim Turk Sigorta Sirketi                             27,542     20,782       0.0%
    Anadolu Cam Sanayii A.S.                                        64,176     40,500       0.0%
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.                     12,832     74,325       0.0%
    Aygaz A.S.                                                       9,679     41,152       0.0%
*   Bagfas Bandirma Gubre Fabrikalari A.S.                           4,058     11,227       0.0%
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                   9,716     28,803       0.0%
    Cimsa Cimento Sanayi VE Ticaret A.S.                             7,050     26,655       0.0%
*   Dogan Sirketler Grubu Holding A.S.                             200,932     48,856       0.0%
*   Dogus Otomotiv Servis ve Ticaret A.S.                            8,836     19,548       0.0%
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S.                       812     16,251       0.0%
*   Global Yatirim Holding A.S.                                     33,516     28,942       0.0%
*   GSD Holding AS                                                  62,912     12,962       0.0%
*   Gubre Fabrikalari TAS                                            7,501      9,352       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
TURKEY -- (Continued)
*   Ihlas Holding A.S.                                           209,909 $   33,873       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A   57,107     38,014       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B   13,197     10,388       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D  124,988     79,960       0.0%
*   Koza Altin Isletmeleri A.S.                                    3,281     28,504       0.0%
*   NET Holding A.S.                                              48,470     26,457       0.0%
*   Netas Telekomunikasyon A.S.                                    9,271     41,014       0.0%
    Nuh Cimento Sanayi A.S.                                        8,480     21,927       0.0%
*   Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.        10,088     11,276       0.0%
*   Pegasus Hava Tasimaciligi A.S.                                 5,481     43,378       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                               1,203      4,267       0.0%
*   Sekerbank TAS                                                 54,688     22,110       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                     13,654     13,252       0.0%
    Soda Sanayii A.S.                                             41,973     58,109       0.0%
    Tat Gida Sanayi A.S.                                           8,051     11,858       0.0%
    Tekfen Holding A.S.                                           31,087    105,169       0.0%
    Trakya Cam Sanayii A.S.                                       70,357     76,352       0.0%
*   Turk Hava Yollari AO                                          87,373    239,782       0.1%
    Turkiye Halk Bankasi A.S.                                     47,349    138,319       0.1%
    Turkiye Sinai Kalkinma Bankasi A.S.                          207,864     75,105       0.0%
    Turkiye Sise ve Cam Fabrikalari A.S.                         119,795    140,755       0.1%
    Turkiye Vakiflar Bankasi TAO Class D                         127,363    213,042       0.1%
*   Vestel Elektronik Sanayi ve Ticaret A.S.                      12,862     33,543       0.0%
                                                                         ----------       ---
TOTAL TURKEY                                                              1,922,716       0.4%
                                                                         ----------       ---
UNITED KINGDOM -- (10.9%)
    Acacia Mining P.L.C.                                          14,309     34,265       0.0%
    Acal P.L.C.                                                   11,248     47,358       0.0%
    Aggreko P.L.C.                                                44,292    551,204       0.1%
*   Aldermore Group P.L.C.                                        39,077    156,196       0.0%
    Anglo-Eastern Plantations P.L.C.                               2,841     31,124       0.0%
    Babcock International Group P.L.C.                            55,011    593,162       0.1%
    Balfour Beatty P.L.C.                                         96,689    351,743       0.1%
    Barratt Developments P.L.C.                                  158,301  1,376,399       0.3%
    BBA Aviation P.L.C.                                          180,273    761,587       0.2%
    Beazley P.L.C.                                                96,646    648,320       0.2%
    Bellway P.L.C.                                                25,648  1,243,564       0.3%
    Berkeley Group Holdings P.L.C.                                16,899    839,721       0.2%
    BGEO Group P.L.C.                                              7,200    340,007       0.1%
    Bloomsbury Publishing P.L.C.                                  19,392     42,240       0.0%
    Bodycote P.L.C.                                               37,611    467,801       0.1%
    Bovis Homes Group P.L.C.                                      29,331    458,212       0.1%
    Braemar Shipping Services P.L.C.                               4,667     19,131       0.0%
*   BTG P.L.C.                                                    47,802    478,526       0.1%
    Cambian Group P.L.C.                                          20,272     52,231       0.0%
*   Carclo P.L.C.                                                  7,723     13,616       0.0%
*   Carpetright P.L.C.                                             8,520     18,783       0.0%
    Carr's Group P.L.C.                                           11,579     22,140       0.0%
    Castings P.L.C.                                                4,281     26,422       0.0%
    Centamin P.L.C.                                              197,756    365,998       0.1%
    Centaur Media P.L.C.                                          16,082     11,685       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
UNITED KINGDOM -- (Continued)
    Charles Taylor P.L.C.                                          7,140 $ 26,099       0.0%
    Chemring Group P.L.C.                                         47,895  109,718       0.0%
    Chesnara P.L.C.                                               17,396   88,942       0.0%
    Cineworld Group P.L.C.                                        28,865  254,674       0.1%
*   Circassia Pharmaceuticals P.L.C.                              44,336   49,169       0.0%
    Clarkson P.L.C.                                                4,893  190,741       0.1%
    Close Brothers Group P.L.C.                                   23,091  425,873       0.1%
    CMC Markets P.L.C.                                            21,846   46,140       0.0%
*   Cobham P.L.C.                                                127,534  235,381       0.1%
    Communisis P.L.C.                                             36,505   26,188       0.0%
    Computacenter P.L.C.                                          11,555  152,668       0.0%
    Consort Medical P.L.C.                                         7,672  113,070       0.0%
    Countryside Properties P.L.C.                                 28,302  133,588       0.0%
*   Countrywide P.L.C.                                            20,149   33,379       0.0%
    Crest Nicholson Holdings P.L.C.                               48,799  367,206       0.1%
*   CYBG P.L.C.                                                   32,104  134,277       0.0%
    Daily Mail & General Trust P.L.C.                             39,175  360,796       0.1%
    Debenhams P.L.C.                                             183,197  106,437       0.0%
    DFS Furniture P.L.C.                                          16,035   44,516       0.0%
    Direct Line Insurance Group P.L.C.                            75,659  373,417       0.1%
    Dixons Carphone P.L.C.                                        54,194  124,826       0.0%
    Drax Group P.L.C.                                             88,894  327,960       0.1%
    easyJet P.L.C.                                                18,895  336,045       0.1%
*   EI Group P.L.C.                                              103,356  184,604       0.1%
    Elementis P.L.C.                                              81,327  307,114       0.1%
*   EnQuest P.L.C.                                               202,539   69,326       0.0%
    Entertainment One, Ltd.                                       39,851  149,487       0.0%
    Equiniti Group P.L.C.                                         12,517   50,338       0.0%
    Essentra P.L.C.                                               48,708  344,360       0.1%
    esure Group P.L.C.                                            34,446  122,883       0.0%
    Euromoney Institutional Investor P.L.C.                        4,990   76,544       0.0%
    Fenner P.L.C.                                                 39,103  179,099       0.0%
*   Firstgroup P.L.C.                                            270,539  395,219       0.1%
*   Flybe Group P.L.C.                                            34,686   16,127       0.0%
    Foxtons Group P.L.C.                                          40,566   42,616       0.0%
    Fuller Smith & Turner P.L.C. Class A                           4,631   59,121       0.0%
    Galliford Try P.L.C.                                          13,842  224,314       0.1%
    GAME Digital P.L.C.                                            3,342    1,896       0.0%
*   Gem Diamonds, Ltd.                                            15,931   16,925       0.0%
    GKN P.L.C.                                                   201,823  850,654       0.2%
    Grafton Group P.L.C.                                          41,578  454,263       0.1%
    Greencore Group P.L.C.                                       100,580  257,517       0.1%
    Greene King P.L.C.                                            57,322  411,890       0.1%
*   Gulf Keystone Petroleum, Ltd.                                 36,385   50,374       0.0%
    Gulf Marine Services P.L.C.                                   27,201   19,438       0.0%
    GVC Holdings P.L.C.                                           48,190  600,037       0.1%
    Gym Group P.L.C. (The)                                        16,032   47,275       0.0%
    Halfords Group P.L.C.                                         41,090  180,334       0.1%
    Harvey Nash Group P.L.C.                                      11,025   14,657       0.0%
    Headlam Group P.L.C.                                          12,370   96,946       0.0%
    Helical P.L.C.                                                21,855   89,335       0.0%
    Henry Boot P.L.C.                                             14,040   59,876       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Hikma Pharmaceuticals P.L.C.                                  12,560 $  194,140       0.1%
    Hiscox, Ltd.                                                  55,044  1,043,790       0.2%
    Hochschild Mining P.L.C.                                      42,388    124,092       0.0%
    Hostelworld Group P.L.C.                                       2,558     11,607       0.0%
*   Hunting P.L.C.                                                25,798    179,606       0.0%
    Huntsworth P.L.C.                                             38,457     40,847       0.0%
    Ibstock P.L.C.                                                48,843    160,951       0.0%
    Inchcape P.L.C.                                               64,830    672,926       0.2%
    Integrated Diagnostics Holdings P.L.C.                         8,959     34,935       0.0%
    Interserve P.L.C.                                             18,008     17,447       0.0%
    Investec P.L.C.                                              105,162    719,583       0.2%
    J Sainsbury P.L.C.                                           260,347    838,375       0.2%
*   Jackpotjoy P.L.C.                                              7,559     81,938       0.0%
    James Fisher & Sons P.L.C.                                     3,558     73,384       0.0%
*   Jimmy Choo P.L.C.                                              7,058     21,560       0.0%
    John Laing Group P.L.C.                                       15,973     60,554       0.0%
    John Wood Group P.L.C.                                        92,959    879,005       0.2%
    Johnson Matthey P.L.C.                                        24,288  1,090,434       0.2%
    Just Group P.L.C.                                             87,596    179,301       0.0%
    Keller Group P.L.C.                                           15,475    192,512       0.1%
    Kier Group P.L.C.                                             12,061    166,496       0.0%
    Ladbrokes Coral Group P.L.C.                                 253,123    428,283       0.1%
    Laird P.L.C.                                                 103,611    224,366       0.1%
*   Lamprell P.L.C.                                               41,660     40,942       0.0%
    Lancashire Holdings, Ltd.                                     42,037    419,444       0.1%
*   Lonmin P.L.C.                                                 12,493     16,675       0.0%
    Lookers P.L.C.                                                61,177     85,230       0.0%
    Low & Bonar P.L.C.                                            61,635     56,463       0.0%
    LSL Property Services P.L.C.                                  15,260     47,373       0.0%
    Man Group P.L.C.                                             270,910    696,666       0.2%
    Marks & Spencer Group P.L.C.                                 205,740    940,311       0.2%
    Marshalls P.L.C.                                               9,425     59,697       0.0%
    Marston's P.L.C.                                             109,485    155,009       0.0%
    McCarthy & Stone P.L.C.                                       58,658    124,631       0.0%
    McColl's Retail Group P.L.C.                                  14,203     53,903       0.0%
    Mears Group P.L.C.                                            16,137     97,130       0.0%
    Mediclinic International P.L.C.                               51,848    400,749       0.1%
    Meggitt P.L.C.                                               143,546    988,174       0.2%
    Melrose Industries P.L.C.                                    218,134    637,138       0.1%
    Millennium & Copthorne Hotels P.L.C.                          34,874    280,206       0.1%
    Mitchells & Butlers P.L.C.                                    44,003    149,291       0.0%
    Mitie Group P.L.C.                                            46,993    147,874       0.0%
    MJ Gleeson P.L.C.                                              6,266     57,481       0.0%
    Morgan Sindall Group P.L.C.                                    7,185    137,893       0.0%
    Moss Bros Group P.L.C.                                         8,659     10,349       0.0%
*   Mothercare P.L.C.                                             23,035     29,685       0.0%
    N Brown Group P.L.C.                                          28,980    115,961       0.0%
    National Express Group P.L.C.                                 60,903    297,304       0.1%
    NCC Group P.L.C.                                              37,125    113,376       0.0%
    NEX Group P.L.C.                                              44,807    377,086       0.1%
    Non-Standard Finance P.L.C.                                   19,917     20,078       0.0%
    Norcros P.L.C.                                                   698      1,641       0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Northgate P.L.C.                                              25,084 $  149,174       0.0%
*   Nostrum Oil & Gas P.L.C.                                      10,600     52,970       0.0%
    OneSavings Bank P.L.C.                                        29,011    156,145       0.0%
*   Ophir Energy P.L.C.                                          117,974    102,224       0.0%
    Oxford Instruments P.L.C.                                      3,445     43,471       0.0%
*   Paysafe Group P.L.C.                                          63,708    495,887       0.1%
    Pearson P.L.C.                                                90,692    846,849       0.2%
    Pendragon P.L.C.                                             209,184     70,109       0.0%
    Persimmon P.L.C.                                              33,858  1,260,045       0.3%
*   Petra Diamonds, Ltd.                                          64,472     65,912       0.0%
    Petrofac, Ltd.                                                 7,365     41,031       0.0%
*   Petropavlovsk P.L.C.                                         406,663     43,279       0.0%
    Pets at Home Group P.L.C.                                     74,027    173,184       0.0%
    Phoenix Group Holdings                                        72,799    731,734       0.2%
    Playtech P.L.C.                                               16,717    218,436       0.1%
    Polypipe Group P.L.C.                                         24,112    132,203       0.0%
*   Premier Foods P.L.C.                                         139,720     72,760       0.0%
#*  Premier Oil P.L.C.                                           107,320     97,050       0.0%
    Provident Financial P.L.C.                                     2,332     28,861       0.0%
    PZ Cussons P.L.C.                                             34,180    150,016       0.0%
    QinetiQ Group P.L.C.                                          78,577    254,710       0.1%
    Rank Group P.L.C.                                             27,593     87,223       0.0%
*   REA Holdings P.L.C.                                            3,000     13,297       0.0%
    Redrow P.L.C.                                                 43,436    375,613       0.1%
    Renewi P.L.C.                                                140,994    194,335       0.1%
    Restaurant Group P.L.C. (The)                                 16,861     68,009       0.0%
    Royal Mail P.L.C.                                            180,633    897,593       0.2%
    RPC Group P.L.C.                                              63,583    795,718       0.2%
    RPS Group P.L.C.                                              43,215    168,844       0.0%
    RSA Insurance Group P.L.C.                                    35,018    292,412       0.1%
    S&U P.L.C.                                                       850     22,528       0.0%
    Saga P.L.C.                                                  121,757    309,007       0.1%
    Savills P.L.C.                                                14,839    183,826       0.1%
    SDL P.L.C.                                                    13,348     95,385       0.0%
    Senior P.L.C.                                                 78,387    300,217       0.1%
    Severfield P.L.C.                                             34,961     30,292       0.0%
    SIG P.L.C.                                                   118,824    272,148       0.1%
    Soco International P.L.C.                                     31,415     48,614       0.0%
    Spectris P.L.C.                                               15,996    543,839       0.1%
    Speedy Hire P.L.C.                                            81,345     59,734       0.0%
    Spire Healthcare Group P.L.C.                                 25,803    101,810       0.0%
    Spirent Communications P.L.C.                                106,084    139,169       0.0%
*   Sportech P.L.C.                                               20,049     27,951       0.0%
*   Sports Direct International P.L.C.                            41,590    218,437       0.1%
    St. Ives P.L.C.                                               23,359     22,809       0.0%
    St. Modwen Properties P.L.C.                                  41,661    210,550       0.1%
    Standard Life Aberdeen P.L.C.                                 81,902    467,351       0.1%
    Stobart Group, Ltd.                                           39,277    147,424       0.0%
    Stock Spirits Group P.L.C.                                    22,998     76,950       0.0%
    Tate & Lyle P.L.C.                                            71,587    614,952       0.1%
    Taylor Wimpey P.L.C.                                         389,086  1,031,108       0.2%
    TP ICAP P.L.C.                                                98,382    711,324       0.2%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
UNITED KINGDOM -- (Continued)
    Travis Perkins P.L.C.                                         40,221 $    811,939       0.2%
    Trifast P.L.C.                                                19,271       56,336       0.0%
    Trinity Mirror P.L.C.                                         55,698       62,485       0.0%
    TT Electronics P.L.C.                                         37,203      110,313       0.0%
*   Tullow Oil P.L.C.                                            284,270      687,834       0.2%
    Tyman P.L.C.                                                   8,046       36,559       0.0%
    U & I Group P.L.C.                                            26,029       63,843       0.0%
    UBM P.L.C.                                                    66,479      621,050       0.1%
    UDG Healthcare P.L.C.                                         31,707      389,317       0.1%
*   Vectura Group P.L.C.                                          97,732      129,768       0.0%
    Vesuvius P.L.C.                                               44,673      348,519       0.1%
    Virgin Money Holdings UK P.L.C.                               57,072      221,083       0.1%
    Vitec Group P.L.C. (The)                                       2,642       39,525       0.0%
*   Volex P.L.C.                                                  13,872       13,264       0.0%
    Volution Group P.L.C.                                         26,995       75,719       0.0%
    Vp P.L.C.                                                      2,885       30,659       0.0%
    William Hill P.L.C.                                          121,145      415,711       0.1%
    WM Morrison Supermarkets P.L.C.                              349,221    1,039,714       0.2%
    Xaar P.L.C.                                                   12,493       81,372       0.0%
                                                                         ------------      ----
TOTAL UNITED KINGDOM                                                       51,328,535      11.0%
                                                                         ------------      ----
TOTAL COMMON STOCKS                                                       459,481,611      98.5%
                                                                         ------------      ----
PREFERRED STOCKS -- (0.7%)
BRAZIL -- (0.5%)
    Alpargatas SA                                                  3,700       19,567       0.0%
    Banco ABC Brasil SA                                           22,004      120,739       0.0%
    Banco do Estado do Rio Grande do Sul SA Class B               41,700      194,268       0.1%
*   Banco Pan SA                                                  48,200       29,174       0.0%
*   Cia Brasileira de Distribuicao                                23,354      543,996       0.1%
    Cia Ferro Ligas da Bahia - FERBASA                             9,400       48,562       0.0%
    Gerdau SA                                                    129,200      432,470       0.1%
    Grazziotin SA                                                  1,600       14,370       0.0%
    Marcopolo SA                                                 122,637      148,830       0.0%
    Randon SA Implementos e Participacoes                         46,600       99,288       0.0%
    Suzano Papel e Celulose SA Class A                            57,927      359,996       0.1%
    Unipar Carbocloro SA Class B                                  12,500       50,133       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A               106,400      286,548       0.1%
                                                                         ------------      ----
TOTAL BRAZIL                                                                2,347,941       0.5%
                                                                         ------------      ----
COLOMBIA -- (0.0%)
    Avianca Holdings SA                                           87,036       76,391       0.0%
    Banco Davivienda SA                                            8,142       80,241       0.1%
    Grupo Argos SA                                                 4,813       29,112       0.0%
                                                                         ------------      ----
TOTAL COLOMBIA                                                                185,744       0.1%
                                                                         ------------      ----
GERMANY -- (0.2%)
    Biotest AG                                                     4,190      110,659       0.0%
    Draegerwerk AG & Co. KGaA                                      1,579      181,455       0.0%
    Jungheinrich AG                                                6,808      310,050       0.1%
    Sixt SE                                                        2,861      185,605       0.1%

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
GERMANY -- (Continued)
    STO SE & Co. KGaA                                                475 $   71,622       0.0%
    Villeroy & Boch AG                                             1,873     43,804       0.0%
                                                                         ----------       ---
TOTAL GERMANY                                                               903,195       0.2%
                                                                         ----------       ---
TOTAL PREFERRED STOCKS                                                    3,436,880       0.8%
                                                                         ----------       ---
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Nufarm, Ltd. Rights 11/15/17                                   5,982      7,783       0.0%
                                                                         ----------       ---
BRAZIL -- (0.0%)
*   Helbor Empreendimentos SA Rights 11/16/17                     15,283        234       0.0%
                                                                         ----------       ---
CHILE -- (0.0%)
*   Cia Sud Americana de Vapores SA Rights 11/08/17              559,139      5,183       0.0%
                                                                         ----------       ---
FRANCE -- (0.0%)
*   Maurel et prom Rights 12/31/00                                19,774         --       0.0%
                                                                         ----------       ---
HONG KONG -- (0.0%)
    Shougang Concord International Enterprises Co., Ltd. Rights
*     11/08/17                                                   844,000        433       0.0%
                                                                         ----------       ---
INDIA -- (0.0%)
*   HCL Infosystems, Ltd. Rights 10/31/17                         13,999        173       0.0%
*   Karur Vysya Bank, Ltd. (The) Rights 11/10/17                   6,031      4,739       0.0%
                                                                         ----------       ---
TOTAL INDIA                                                                   4,912       0.0%
                                                                         ----------       ---
MALAYSIA -- (0.0%)
*   Sunway Bhd Warrants 10/03/24                                  30,878      4,668       0.0%
                                                                         ----------       ---
SOUTH KOREA -- (0.0%)
*   Hanwha Non Life Insurance Co., Ltd Rights 11/02/17             1,862      1,579       0.0%
*   Harim Co., Ltd. Rights 12/05/17                                3,064      2,790       0.0%
*   Sunjin Co., Ltd. Rights 11/09/17                                 594      1,829       0.0%
                                                                         ----------       ---
TOTAL SOUTH KOREA                                                             6,198       0.0%
                                                                         ----------       ---
SPAIN -- (0.0%)
*   Papeles y Cartones de Europa SA Rights 11/16/17                8,250      3,383       0.0%
                                                                         ----------       ---
TAIWAN -- (0.0%)
*   Ta Chen Stainless PIpe Co. Rights 12/11/17                     9,006        328       0.0%
*   TSEC Corp. Rights 11/15/17                                     5,904        196       0.0%
*   Winbond Electronics Corp. Rights 12/11/17                     37,363      5,079       0.0%
*   Yang Ming Marine Transport Corp. Rights 11/17/17              25,674        298       0.0%
                                                                         ----------       ---
TOTAL TAIWAN                                                                  5,901       0.0%
                                                                         ----------       ---
THAILAND -- (0.0%)
*   Supalai PCL Warrants 10/19/17                                 26,325     16,324       0.0%
                                                                         ----------       ---

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES    VALUE++    OF NET ASSETS**
                                                                  ------- ------------ ---------------
TOTAL RIGHTS/WARRANTS                                                           55,019        0.0%
                                                                          ------------      -----
TOTAL INVESTMENT SECURITIES                                                462,973,510
                                                                          ------------

                                                                            VALUE+
                                                                          ------------
SECURITIES LENDING COLLATERAL -- (1.5%)
(S)@ DFA Short Term Investment Fund                               619,913 $  7,173,015        1.5%
                                                                          ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $390,872,219)                         $470,146,525      100.8%
                                                                          ============      =====

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                                  ---------------------------------------------
                                                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                                  ----------- ------------ ------- ------------
Common Stocks
   Australia                                                               -- $ 20,173,420      -- $ 20,173,420
   Austria                                                                 --    3,959,818      --    3,959,818
   Belgium                                                                 --    4,917,188      --    4,917,188
   Brazil                                                         $ 7,074,523           --      --    7,074,523
   Canada                                                          26,390,748           --      --   26,390,748
   Chile                                                               12,402    1,480,463      --    1,492,865
   China                                                            1,229,798   35,677,680      --   36,907,478
   Colombia                                                           527,214           --      --      527,214
   Denmark                                                            228,799    6,410,479      --    6,639,278
   Finland                                                                 --    7,025,088      --    7,025,088
   France                                                               1,099   18,262,961      --   18,264,060
   Germany                                                                 --   23,377,096      --   23,377,096
   Hong Kong                                                               --    9,051,196      --    9,051,196
   India                                                              220,593   19,106,389      --   19,326,982
   Indonesia                                                               --    3,293,956      --    3,293,956
   Ireland                                                                 --    2,667,468      --    2,667,468
   Israel                                                                  --    2,309,524      --    2,309,524
   Italy                                                                   --   12,666,280      --   12,666,280
   Japan                                                                   --   84,018,024      --   84,018,024
   Malaysia                                                                --    3,981,154      --    3,981,154
   Mexico                                                           3,674,446           --      --    3,674,446
   Netherlands                                                             --    7,644,170      --    7,644,170
   New Zealand                                                             --    1,657,332      --    1,657,332
   Norway                                                                  --    3,869,121      --    3,869,121
   Philippines                                                             --    1,560,999      --    1,560,999
   Poland                                                                  --    2,386,967      --    2,386,967
   Portugal                                                                --    1,217,439      --    1,217,439
   Singapore                                                               --    3,676,518      --    3,676,518
   South Africa                                                       981,788    7,170,580      --    8,152,368
   South Korea                                                         27,058   21,708,192      --   21,735,250
   Spain                                                                   --    7,378,003      --    7,378,003
   Sweden                                                                  --    7,966,075      --    7,966,075
   Switzerland                                                             --   14,529,349      --   14,529,349
   Taiwan                                                              10,958   22,747,941      --   22,758,899
   Thailand                                                         3,952,186        7,878      --    3,960,064
   Turkey                                                                  --    1,922,716      --    1,922,716
   United Kingdom                                                          --   51,328,535      --   51,328,535
Preferred Stocks
   Brazil                                                           2,347,941           --      --    2,347,941
   Colombia                                                           185,744           --      --      185,744
   Germany                                                                 --      903,195      --      903,195
Rights/Warrants
   Australia                                                               --        7,783      --        7,783
   Brazil                                                                  --          234      --          234
   Chile                                                                   --        5,183      --        5,183
   Hong Kong                                                               --          433      --          433
   India                                                                   --        4,912      --        4,912
   Malaysia                                                                --        4,668      --        4,668
   South Korea                                                             --        6,198      --        6,198
   Spain                                                                   --        3,383      --        3,383
   Taiwan                                                                  --        5,901      --        5,901
   Thailand                                                                --       16,324      --       16,324
Securities Lending Collateral                                              --    7,173,015      --    7,173,015
                                                                  ----------- ------------      -- ------------
TOTAL                                                             $46,865,297 $423,281,228      -- $470,146,525
                                                                  =========== ============      == ============

                      WORLD EX U.S. CORE EQUITY PORTFOLIO
                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
COMMON STOCKS -- (93.8%)

AUSTRALIA -- (4.1%)
    BHP Billiton, Ltd.                                             487,213 $ 10,031,129       0.4%
#   Commonwealth Bank of Australia                                  80,746    4,803,194       0.2%
    Westpac Banking Corp.                                          205,234    5,198,461       0.2%
    Other Securities                                                        101,384,092       3.5%
                                                                           ------------       ---
TOTAL AUSTRALIA                                                             121,416,876       4.3%
                                                                           ------------       ---
AUSTRIA -- (0.5%)
    Other Securities                                                         14,828,247       0.5%
                                                                           ------------       ---
BELGIUM -- (1.1%)
    Anheuser-Busch InBev SA/NV                                      41,570    5,097,359       0.2%
    Other Securities                                                         26,345,296       0.9%
                                                                           ------------       ---
TOTAL BELGIUM                                                                31,442,655       1.1%
                                                                           ------------       ---
BRAZIL -- (1.3%)
    Vale SA                                                        447,406    4,390,226       0.2%
    Other Securities                                                         32,500,765       1.1%
                                                                           ------------       ---
TOTAL BRAZIL                                                                 36,890,991       1.3%
                                                                           ------------       ---
CANADA -- (5.8%)
    Bank of Montreal                                                71,868    5,505,807       0.2%
    Bank of Nova Scotia (The)                                       84,789    5,470,586       0.2%
#   Canadian Imperial Bank of Commerce                              50,532    4,449,343       0.2%
#   Royal Bank of Canada                                            72,182    5,641,023       0.2%
    Other Securities                                                        148,816,851       5.3%
                                                                           ------------       ---
TOTAL CANADA                                                                169,883,610       6.1%
                                                                           ------------       ---
CHILE -- (0.3%)
    Other Securities                                                          9,541,528       0.3%
                                                                           ------------       ---
CHINA -- (7.1%)
    China Construction Bank Corp. Class H                        9,249,000    8,265,970       0.3%
    China Mobile, Ltd.                                             513,500    5,164,970       0.2%
    Industrial & Commercial Bank of China, Ltd. Class H          6,595,000    5,247,411       0.2%
    Ping An Insurance Group Co. of China, Ltd. Class H             618,000    5,430,946       0.2%
    Tencent Holdings, Ltd.                                         209,100    9,398,018       0.4%
    Other Securities                                                        176,354,469       6.2%
                                                                           ------------       ---
TOTAL CHINA                                                                 209,861,784       7.5%
                                                                           ------------       ---
COLOMBIA -- (0.1%)
    Other Securities                                                          2,450,932       0.1%
                                                                           ------------       ---
CZECH REPUBLIC -- (0.0%)
    Other Securities                                                            900,876       0.0%
                                                                           ------------       ---
DENMARK -- (1.2%)
    Other Securities                                                         34,855,933       1.3%
                                                                           ------------       ---
EGYPT -- (0.0%)
    Other Securities                                                            122,839       0.0%
                                                                           ------------       ---

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                    SHARES     VALUE++    OF NET ASSETS**
                                                                   --------- ------------ ---------------
FINLAND -- (1.2%)
      UPM-Kymmene Oyj                                                158,274 $  4,753,326       0.2%
      Other Securities                                                         31,731,533       1.1%
                                                                             ------------       ---
TOTAL FINLAND                                                                  36,484,859       1.3%
                                                                             ------------       ---
FRANCE -- (5.1%)
      BNP Paribas SA                                                  76,820    5,995,756       0.2%
      Cie Generale des Etablissements Michelin                        33,162    4,800,079       0.2%
      Engie SA                                                       282,553    4,775,725       0.2%
      Sanofi                                                          52,072    4,930,518       0.2%
      Total SA                                                       183,178   10,209,992       0.4%
      Other Securities                                                        121,001,936       4.2%
                                                                             ------------       ---
TOTAL FRANCE                                                                  151,714,006       5.4%
                                                                             ------------       ---
GERMANY -- (5.1%)
      Allianz SE                                                      26,218    6,120,823       0.2%
      BASF SE                                                         66,555    7,278,011       0.3%
      Bayer AG                                                        33,768    4,392,502       0.2%
      Bayerische Motoren Werke AG                                     51,423    5,273,955       0.2%
      Daimler AG                                                     102,777    8,580,456       0.3%
      Deutsche Telekom AG                                            449,901    8,146,499       0.3%
      Siemens AG                                                      38,516    5,532,157       0.2%
      Other Securities                                                        106,348,182       3.7%
                                                                             ------------       ---
TOTAL GERMANY                                                                 151,672,585       5.4%
                                                                             ------------       ---
GREECE -- (0.0%)
      Other Securities                                                            567,411       0.0%
                                                                             ------------       ---
HONG KONG -- (2.2%)
      AIA Group, Ltd.                                              1,173,600    8,843,638       0.3%
      Other Securities                                                         55,286,543       2.0%
                                                                             ------------       ---
TOTAL HONG KONG                                                                64,130,181       2.3%
                                                                             ------------       ---
HUNGARY -- (0.1%)
      Other Securities                                                          2,942,020       0.1%
                                                                             ------------       ---
INDIA -- (2.8%)
      Other Securities                                                         83,859,376       3.0%
                                                                             ------------       ---
INDONESIA -- (0.6%)
      Other Securities                                                         17,000,580       0.6%
                                                                             ------------       ---
IRELAND -- (0.4%)
      Other Securities                                                         11,579,325       0.4%
                                                                             ------------       ---
ISRAEL -- (0.5%)
      Other Securities                                                         14,597,856       0.5%
                                                                             ------------       ---
ITALY -- (2.2%)
      Fiat Chrysler Automobiles NV                                   275,811    4,769,124       0.2%
      Other Securities                                                         58,944,421       2.1%
                                                                             ------------       ---
TOTAL ITALY                                                                    63,713,545       2.3%
                                                                             ------------       ---

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES    VALUE++    OF NET ASSETS**
                                                                   ------- ------------ ---------------
JAPAN -- (16.8%)
      Hitachi, Ltd.                                                678,000 $  5,399,148       0.2%
      Honda Motor Co., Ltd.                                        259,300    8,125,698       0.3%
      Mitsubishi UFJ Financial Group, Inc.                         712,100    4,830,275       0.2%
      Toyota Motor Corp.                                           222,288   13,787,647       0.5%
      Other Securities                                                      462,640,762      16.4%
                                                                           ------------      ----
TOTAL JAPAN                                                                 494,783,530      17.6%
                                                                           ------------      ----
MALAYSIA -- (0.6%)
      Other Securities                                                       17,994,400       0.6%
                                                                           ------------      ----
MEXICO -- (0.7%)
      Other Securities                                                       21,169,676       0.8%
                                                                           ------------      ----
NETHERLANDS -- (2.0%)
      Other Securities                                                       59,163,911       2.1%
                                                                           ------------      ----
NEW ZEALAND -- (0.3%)
      Other Securities                                                        9,042,191       0.3%
                                                                           ------------      ----
NORWAY -- (0.6%)
      Other Securities                                                       17,458,709       0.6%
                                                                           ------------      ----
PERU -- (0.0%)
      Other Securities                                                          471,901       0.0%
                                                                           ------------      ----
PHILIPPINES -- (0.3%)
      Other Securities                                                        7,694,145       0.3%
                                                                           ------------      ----
POLAND -- (0.4%)
      Other Securities                                                       10,985,592       0.4%
                                                                           ------------      ----
PORTUGAL -- (0.2%)
      Other Securities                                                        5,435,416       0.2%
                                                                           ------------      ----
RUSSIA -- (0.2%)
      Other Securities                                                        6,735,783       0.2%
                                                                           ------------      ----
SINGAPORE -- (0.9%)
      Other Securities                                                       25,628,940       0.9%
                                                                           ------------      ----
SOUTH AFRICA -- (1.8%)
      Other Securities                                                       52,035,454       1.9%
                                                                           ------------      ----
SOUTH KOREA -- (3.9%)
      Samsung Electronics Co., Ltd.                                  8,476   20,894,227       0.8%
      Other Securities                                                       94,705,532       3.3%
                                                                           ------------      ----
TOTAL SOUTH KOREA                                                           115,599,759       4.1%
                                                                           ------------      ----
SPAIN -- (1.8%)
      Banco Santander SA                                           792,339    5,371,512       0.2%
      Iberdrola SA                                                 655,378    5,296,115       0.2%
      Other Securities                                                       41,728,582       1.5%
                                                                           ------------      ----
TOTAL SPAIN                                                                  52,396,209       1.9%
                                                                           ------------      ----

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SWEDEN -- (2.0%)
    Other Securities                                                       $   60,261,974       2.2%
                                                                           --------------      ----
SWITZERLAND -- (4.0%)
    ABB, Ltd.                                                      169,079      4,415,503       0.2%
    Nestle SA                                                      200,030     16,830,224       0.6%
    Novartis AG                                                     88,456      7,295,783       0.3%
    Roche Holding AG                                                21,689      5,013,000       0.2%
    Other Securities                                                           85,383,614       2.9%
                                                                           --------------      ----
TOTAL SWITZERLAND                                                             118,938,124       4.2%
                                                                           --------------      ----
TAIWAN -- (3.6%)
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR     134,422      5,690,083       0.2%
    Other Securities                                                          100,405,772       3.6%
                                                                           --------------      ----
TOTAL TAIWAN                                                                  106,095,855       3.8%
                                                                           --------------      ----
THAILAND -- (0.6%)
    Other Securities                                                           18,503,602       0.7%
                                                                           --------------      ----
TURKEY -- (0.3%)
    Other Securities                                                            9,781,086       0.4%
                                                                           --------------      ----
UNITED KINGDOM -- (11.1%)
#   Anglo American P.L.C.                                          344,308      6,494,685       0.2%
    BP P.L.C. Sponsored ADR                                        225,511      9,171,532       0.3%
    British American Tobacco P.L.C.                                 67,140      4,337,904       0.2%
    HSBC Holdings P.L.C. Sponsored ADR                             249,280     12,157,386       0.4%
#   Rio Tinto P.L.C. Sponsored ADR                                 156,348      7,493,760       0.3%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A                156,992      9,895,206       0.4%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B                113,857      7,441,694       0.3%
    Vodafone Group P.L.C.                                        4,040,579     11,557,423       0.4%
    Other Securities                                                          260,255,401       9.2%
                                                                           --------------      ----
TOTAL UNITED KINGDOM                                                          328,804,991      11.7%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         2,769,439,263      98.7%
                                                                           --------------      ----
PREFERRED STOCKS -- (0.9%)

BRAZIL -- (0.5%)
    Other Securities                                                           14,161,218       0.5%
                                                                           --------------      ----
CHILE -- (0.0%)
    Other Securities                                                              227,688       0.0%
                                                                           --------------      ----
COLOMBIA -- (0.0%)
    Other Securities                                                              384,568       0.0%
                                                                           --------------      ----
GERMANY -- (0.4%)
    Volkswagen AG                                                   32,427      5,937,486       0.2%
    Other Securities                                                            5,964,516       0.3%
                                                                           --------------      ----
TOTAL GERMANY                                                                  11,902,002       0.5%
                                                                           --------------      ----
TOTAL PREFERRED STOCKS                                                         26,675,476       1.0%
                                                                           --------------      ----

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
     Other Securities                                                        $       20,900        0.0%
                                                                             --------------      -----
BRAZIL -- (0.0%)
     Other Securities                                                                 7,845        0.0%
                                                                             --------------      -----
CHILE -- (0.0%)
     Other Securities                                                                10,608        0.0%
                                                                             --------------      -----
HONG KONG -- (0.0%)
     Other Securities                                                                   425        0.0%
                                                                             --------------      -----
INDIA -- (0.0%)
     Other Securities                                                                 5,713        0.0%
                                                                             --------------      -----
ISRAEL -- (0.0%)
     Other Securities                                                                     5        0.0%
                                                                             --------------      -----
MALAYSIA -- (0.0%)
     Other Securities                                                                 7,205        0.0%
                                                                             --------------      -----
SOUTH KOREA -- (0.0%)
     Other Securities                                                                21,024        0.0%
                                                                             --------------      -----
SPAIN -- (0.0%)
     Other Securities                                                               110,556        0.0%
                                                                             --------------      -----
TAIWAN -- (0.0%)
     Other Securities                                                                10,652        0.0%
                                                                             --------------      -----
THAILAND -- (0.0%)
     Other Securities                                                                35,516        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                               230,449        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   2,796,345,188
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (5.3%)
(S)@ DFA Short Term Investment Fund                               13,656,957    158,024,649        5.6%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $2,518,977,486)                          $2,954,369,837      105.3%
                                                                             ==============      =====

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                           ----------------------------------------------
                             LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                           ------------ ------------ ------- ------------
       Common Stocks
          Australia        $    971,488 $120,445,388   --    $121,416,876
          Austria                    --   14,828,247   --      14,828,247
          Belgium               153,600   31,289,055   --      31,442,655
          Brazil             36,890,991           --   --      36,890,991
          Canada            169,883,610           --   --     169,883,610
          Chile               1,955,136    7,586,392   --       9,541,528
          China              21,484,431  188,377,353   --     209,861,784
          Colombia            2,450,932           --   --       2,450,932
          Czech Republic             --      900,876   --         900,876
          Denmark               640,442   34,215,491   --      34,855,933
          Egypt                      --      122,839   --         122,839
          Finland               100,856   36,384,003   --      36,484,859
          France              1,881,553  149,832,453   --     151,714,006
          Germany             3,354,360  148,318,225   --     151,672,585
          Greece                     --      567,411   --         567,411
          Hong Kong              84,205   64,045,976   --      64,130,181
          Hungary                    --    2,942,020   --       2,942,020
          India               1,275,559   82,583,817   --      83,859,376
          Indonesia             188,873   16,811,707   --      17,000,580
          Ireland             2,099,694    9,479,631   --      11,579,325
          Israel              1,065,610   13,532,246   --      14,597,856
          Italy                 102,347   63,611,198   --      63,713,545
          Japan               2,978,728  491,804,802   --     494,783,530
          Malaysia                   --   17,994,400   --      17,994,400
          Mexico             21,166,403        3,273   --      21,169,676
          Netherlands         6,243,168   52,920,743   --      59,163,911
          New Zealand                --    9,042,191   --       9,042,191
          Norway                150,375   17,308,334   --      17,458,709
          Peru                  471,901           --   --         471,901
          Philippines            29,754    7,664,391   --       7,694,145
          Poland                     --   10,985,592   --      10,985,592
          Portugal                   --    5,435,416   --       5,435,416
          Russia              1,572,576    5,163,207   --       6,735,783
          Singapore                  --   25,628,940   --      25,628,940
          South Africa        4,075,849   47,959,605   --      52,035,454
          South Korea         1,256,782  114,342,977   --     115,599,759
          Spain                 735,528   51,660,681   --      52,396,209
          Sweden                 50,550   60,211,424   --      60,261,974
          Switzerland         3,427,560  115,510,564   --     118,938,124
          Taiwan              5,923,367  100,172,488   --     106,095,855
          Thailand           18,486,593       17,009   --      18,503,602
          Turkey                 22,536    9,758,550   --       9,781,086
          United Kingdom     73,814,356  254,990,635   --     328,804,991
       Preferred Stocks
          Brazil             14,161,218           --   --      14,161,218
          Chile                      --      227,688   --         227,688
          Colombia              384,568           --   --         384,568
          Germany                    --   11,902,002   --      11,902,002
       Rights/Warrants
          Australia                  --       20,900   --          20,900
          Brazil                     --        7,845   --           7,845
          Chile                      --       10,608   --          10,608
          Hong Kong                  --          425   --             425
          India                      --        5,713   --           5,713
          Israel                     --            5   --               5

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

    Malaysia                              --          7,205 --           7,205
    South Korea                           --         21,024 --          21,024
    Spain                                 --        110,556 --         110,556
    Taiwan                                --         10,652 --          10,652
    Thailand                              --         35,516 --          35,516
 Securities Lending Collateral            --    158,024,649 --     158,024,649
                                ------------ -------------- --  --------------
 TOTAL                          $399,535,499 $2,554,834,338 --  $2,954,369,837
                                ============ ============== ==  ==============

                    EMERGING MARKETS CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
COMMON STOCKS -- (93.6%)
BRAZIL -- (5.7%)
    AES Tiete Energia SA(BZ8W2J5)                                       681 $       537       0.0%
    AES Tiete Energia SA(BZ8W2L7)                                 2,052,758   8,126,193       0.0%
*   Aliansce Shopping Centers SA                                  1,056,738   5,666,000       0.0%
    Alupar Investimento SA                                          881,746   4,865,196       0.0%
    Ambev SA                                                      1,591,620  10,168,697       0.0%
    Ambev SA ADR                                                 14,628,396  92,597,747       0.4%
    Arezzo Industria e Comercio SA                                  497,631   7,689,679       0.0%
*   B2W Cia Digital                                               1,284,605   8,336,795       0.0%
    B3 SA - Brasil Bolsa Balcao                                   8,383,962  61,252,924       0.2%
    Banco Bradesco SA                                             4,153,633  41,621,401       0.2%
    Banco do Brasil SA                                            2,433,252  25,617,094       0.1%
    Banco Santander Brasil SA                                     1,020,349   8,923,726       0.0%
    Banco Santander Brasil SA                                       140,666   1,222,388       0.0%
    BB Seguridade Participacoes SA                                2,346,747  19,892,793       0.1%
    BR Malls Participacoes SA                                     6,365,394  24,673,126       0.1%
    BR Properties SA                                                 73,894     235,825       0.0%
*   Brasil Brokers Participacoes SA                               2,008,840     681,629       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas           104,903     408,222       0.0%
    Braskem SA Sponsored ADR                                        559,977  17,902,465       0.1%
*   BRF SA                                                        1,831,104  24,768,854       0.1%
*   BRF SA ADR                                                      181,423   2,443,768       0.0%
    CCR SA                                                        8,652,491  48,138,458       0.2%
*   Centrais Eletricas Brasileiras SA                             1,052,400   7,093,639       0.0%
*   Cia Brasileira de Distribuicao                                  194,588   4,520,279       0.0%
    Cia de Locacao das Americas                                      26,606     133,546       0.0%
    Cia de Saneamento Basico do Estado de Sao Paulo               1,481,704  13,497,625       0.1%
    Cia de Saneamento Basico do Estado de Sao Paulo ADR             772,983   7,049,605       0.0%
    Cia de Saneamento de Minas Gerais-COPASA                        660,658   7,957,058       0.0%
    Cia Energetica de Minas Gerais                                  413,339     922,378       0.0%
    Cia Energetica de Minas Gerais Sponsored ADR                  1,059,060   2,509,971       0.0%
    Cia Hering                                                    1,522,752  13,592,259       0.1%
    Cia Paranaense de Energia                                       163,223   1,071,754       0.0%
    Cia Paranaense de Energia Sponsored ADR                         283,710   2,181,730       0.0%
*   Cia Siderurgica Nacional SA                                   3,203,355   8,254,909       0.0%
*   Cia Siderurgica Nacional SA Sponsored ADR                     3,613,990   9,143,395       0.0%
    Cielo SA                                                      5,022,446  34,360,143       0.1%
*   Construtora Tenda SA                                            226,542   1,184,198       0.0%
*   Cosan Logistica SA(BR17H74)                                     817,766   2,337,331       0.0%
*   Cosan Logistica SA(BF0KYP7)                                     199,463     567,055       0.0%
    Cosan SA Industria e Comercio                                   614,143   7,021,352       0.0%
    CPFL Energia SA                                                 750,220   6,306,682       0.0%
    CPFL Energia SA ADR                                             183,001   3,065,267       0.0%
    CSU Cardsystem SA                                                 9,198      29,664       0.0%
    CVC Brasil Operadora e Agencia de Viagens SA                    908,312  11,994,950       0.1%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes       3,732,506  14,604,615       0.1%
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                                  15,734      36,337       0.0%
    Dimed SA Distribuidora da Medicamentos                            1,500     221,472       0.0%
*   Direcional Engenharia SA                                      1,277,926   2,285,289       0.0%
    Duratex SA                                                    2,859,156   8,355,556       0.0%
    EcoRodovias Infraestrutura e Logistica SA                     2,315,943   8,637,088       0.0%
    EDP - Energias do Brasil SA                                   3,413,292  15,025,037       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
BRAZIL -- (Continued)
    Embraer SA Sponsored ADR                                     1,261,729 $24,149,493       0.1%
    Energisa SA                                                    363,589   2,747,507       0.0%
    Engie Brasil Energia SA                                      1,105,009  12,092,844       0.1%
    Equatorial Energia SA                                        2,028,258  37,820,970       0.2%
    Estacio Participacoes SA                                     2,391,845  21,444,934       0.1%
*   Eternit SA                                                   1,148,420     379,144       0.0%
*   Even Construtora e Incorporadora SA                          2,843,913   4,694,504       0.0%
    Ez Tec Empreendimentos e Participacoes SA                      735,581   4,834,466       0.0%
    Fibria Celulose SA                                             767,951  12,287,028       0.1%
    Fibria Celulose SA Sponsored ADR                             1,057,881  16,862,623       0.1%
    Fleury SA                                                    1,176,126  10,383,187       0.0%
    Fras-Le SA                                                      43,000      72,821       0.0%
    GAEC Educacao SA                                               272,953   2,035,904       0.0%
*   Gafisa SA                                                      149,262     675,289       0.0%
    Gafisa SA ADR                                                  103,158     938,734       0.0%
    Gerdau SA                                                      887,615   2,941,261       0.0%
    Gerdau SA Sponsored ADR                                      4,354,272  14,412,640       0.1%
*   Gol Linhas Aereas Inteligentes SA ADR                           89,581   1,897,326       0.0%
    Grendene SA                                                    545,128   4,584,254       0.0%
    Guararapes Confeccoes SA                                        76,632   3,666,098       0.0%
*   Helbor Empreendimentos SA                                    1,754,034   1,104,549       0.0%
    Hypermarcas SA                                               1,298,149  13,571,576       0.1%
    Iguatemi Empresa de Shopping Centers SA                        439,344   5,167,963       0.0%
    International Meal Co. Alimentacao SA                          592,076   1,873,257       0.0%
    Iochpe Maxion SA                                             1,358,893   9,300,772       0.0%
    Itau Unibanco Holding SA                                     1,257,253  14,765,891       0.1%
    JBS SA                                                       6,615,014  15,246,907       0.1%
*   JHSF Participacoes SA                                          870,444     588,048       0.0%
*   JSL SA                                                         571,046   1,619,939       0.0%
*   Kepler Weber SA                                                109,304     746,113       0.0%
    Klabin SA                                                    2,691,307  15,549,079       0.1%
    Kroton Educacional SA                                        6,562,095  36,087,210       0.1%
*   Light SA                                                       974,296   5,444,359       0.0%
    Linx SA                                                        410,450   2,582,173       0.0%
    Localiza Rent a Car SA                                       1,276,430  22,580,321       0.1%
    Lojas Americanas SA                                          1,095,290   4,791,247       0.0%
    Lojas Renner SA                                              5,203,997  54,850,921       0.2%
*   LPS Brasil Consultoria de Imoveis SA                           341,280     589,439       0.0%
    M Dias Branco SA                                               646,407   9,514,412       0.0%
    Magazine Luiza SA                                              541,068  10,544,152       0.0%
    Magnesita Refratarios SA                                       321,410   4,519,573       0.0%
    Mahle-Metal Leve SA                                            451,200   2,958,530       0.0%
    Marcopolo SA                                                   101,500     102,080       0.0%
*   Marfrig Global Foods SA                                      3,127,562   6,147,472       0.0%
*   Marisa Lojas SA                                                501,618   1,203,711       0.0%
*   Mills Estruturas e Servicos de Engenharia SA                   803,614   1,051,407       0.0%
    Minerva SA                                                     954,919   3,356,943       0.0%
    MRV Engenharia e Participacoes SA                            3,774,655  14,596,456       0.1%
    Multiplan Empreendimentos Imobiliarios SA                      359,305   7,853,241       0.0%
    Multiplus SA                                                   550,448   6,394,101       0.0%
    Natura Cosmeticos SA                                         1,498,400  14,185,629       0.1%
    Odontoprev SA                                                2,538,320  12,213,235       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
BRAZIL -- (Continued)
*   Paranapanema SA                                               1,471,031 $      665,523       0.0%
*   Petro Rio SA                                                     31,496        546,484       0.0%
*   Petroleo Brasileiro SA                                        5,869,400     31,255,143       0.1%
*   Petroleo Brasileiro SA Sponsored ADR                          1,709,461     18,205,760       0.1%
    Porto Seguro SA                                               1,013,053     11,058,638       0.1%
    Portobello SA                                                   956,855      1,696,500       0.0%
*   Profarma Distribuidora de Produtos Farmaceuticos SA              67,104        168,001       0.0%
*   Prumo Logistica SA                                              185,831        632,256       0.0%
    QGEP Participacoes SA                                         1,184,057      3,058,503       0.0%
    Qualicorp SA                                                  2,682,077     28,695,838       0.1%
    Raia Drogasil SA                                              1,539,942     36,816,820       0.1%
*   Restoque Comercio e Confeccoes de Roupas SA                      96,046      1,287,153       0.0%
*   Rodobens Negocios Imobiliarios SA                               142,921        245,971       0.0%
*   Rumo SA                                                       2,974,730     11,548,642       0.1%
*   Santos Brasil Participacoes SA                                2,093,225      2,239,565       0.0%
    Sao Carlos Empreendimentos e Participacoes SA                    13,200        164,713       0.0%
    Sao Martinho SA                                               1,835,763     10,331,182       0.0%
    Ser Educacional SA(BFH4PZ9)                                     454,639      4,287,474       0.0%
*   Ser Educacional SA(BF0GX81)                                      34,005        322,243       0.0%
    SLC Agricola SA                                                 735,298      4,944,993       0.0%
    Smiles Fidelidade SA                                            621,491     16,243,536       0.1%
    Sonae Sierra Brasil SA                                          209,380      1,787,663       0.0%
*   Springs Global Participacoes SA                                  19,771         72,465       0.0%
    Sul America SA                                                2,444,354     13,397,508       0.1%
    T4F Entretenimento SA                                           105,492        281,523       0.0%
    Technos SA                                                      132,216        174,601       0.0%
*   Tecnisa SA                                                    1,841,425      1,311,564       0.0%
    Tegma Gestao Logistica SA                                        35,500        195,335       0.0%
    Telefonica Brasil SA ADR                                        550,562      8,478,654       0.0%
*   Terra Santa Agro SA                                               5,300         25,922       0.0%
    Tim Participacoes SA                                          3,318,337     12,304,413       0.1%
    Tim Participacoes SA ADR                                        308,371      5,686,361       0.0%
    Totvs SA                                                      1,082,769     10,783,668       0.1%
*   TPI - Triunfo Participacoes e Investimentos SA                  977,227      1,150,101       0.0%
    Transmissora Alianca de Energia Eletrica SA                   1,920,756     12,036,651       0.1%
    Tupy SA                                                         177,597        946,265       0.0%
    Ultrapar Participacoes SA                                     2,067,950     49,370,860       0.2%
    Ultrapar Participacoes SA Sponsored ADR                         151,455      3,618,260       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                          237,644        873,921       0.0%
    Vale SA                                                      14,689,060    144,138,059       0.5%
    Vale SA Sponsored ADR                                         2,810,743     27,517,175       0.1%
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao SA                                  768,293      4,302,610       0.0%
    Via Varejo SA                                                   742,420      5,122,251       0.0%
    WEG SA                                                        1,317,177      8,568,314       0.0%
    Wiz Solucoes e Corretagem de Seguros SA                         671,590      3,350,457       0.0%
                                                                            --------------       ---
TOTAL BRAZIL                                                                 1,589,124,973       5.9%
                                                                            --------------       ---
CHILE -- (1.4%)
    AES Gener SA                                                 13,020,639      4,501,074       0.0%
    Aguas Andinas SA Class A                                     18,587,223     12,119,892       0.1%
    Banco de Chile                                               37,010,546      5,670,529       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
CHILE -- (Continued)
    Banco de Chile ADR                                               103,153 $ 9,502,437       0.0%
    Banco de Credito e Inversiones                                   180,413  12,130,609       0.1%
    Banco Santander Chile ADR                                        568,898  17,795,129       0.1%
    Banmedica SA                                                     904,688   2,941,571       0.0%
    Besalco SA                                                     1,941,332   2,271,732       0.0%
    CAP SA                                                         1,143,731  12,403,226       0.1%
    Cementos BIO BIO SA                                              180,149     226,855       0.0%
    Cencosud SA                                                    4,530,185  13,516,835       0.1%
    Cia Cervecerias Unidas SA                                        339,280   4,831,537       0.0%
    Cia Cervecerias Unidas SA Sponsored ADR                          286,727   8,165,985       0.0%
*   Cia Sud Americana de Vapores SA                              125,513,095   7,145,803       0.0%
    Clinica LAS Condes SA                                                309      18,575       0.0%
    Colbun SA                                                     36,493,409   8,541,703       0.0%
    Cristalerias de Chile SA                                          59,157     636,056       0.0%
    Embotelladora Andina SA Class A ADR                                1,422      37,825       0.0%
    Embotelladora Andina SA Class B ADR                               68,166   2,083,153       0.0%
    Empresa Nacional de Telecomunicaciones SA                      1,234,764  14,280,218       0.1%
*   Empresas AquaChile SA                                            546,695     273,195       0.0%
    Empresas CMPC SA                                               5,706,159  18,275,146       0.1%
    Empresas COPEC SA                                              1,181,973  18,203,428       0.1%
    Empresas Hites SA                                              1,256,063   1,381,620       0.0%
*   Empresas La Polar SA                                           9,499,857   1,101,882       0.0%
    Enel Americas SA                                              40,459,424   8,675,937       0.0%
    Enel Americas SA ADR                                           2,330,101  24,699,066       0.1%
    Enel Chile SA(BYMLZD6)                                        15,150,378   1,766,713       0.0%
    Enel Chile SA(29278D105)                                       2,044,326  12,041,080       0.1%
    Enel Generacion Chile SA                                      11,570,050  10,143,012       0.0%
    Enel Generacion Chile SA ADR                                     215,928   5,592,535       0.0%
    Engie Energia Chile SA                                         4,352,719   9,227,743       0.0%
*   Enjoy SA                                                         946,796      94,030       0.0%
    Forus SA                                                         571,195   2,485,662       0.0%
    Grupo Security SA                                              1,212,218     550,429       0.0%
    Instituto de Diagnostico SA                                        2,512      17,088       0.0%
    Inversiones Aguas Metropolitanas SA                            4,538,365   8,119,259       0.0%
    Inversiones La Construccion SA                                   175,239   2,986,798       0.0%
    Itau CorpBanca(45033E105)                                         72,474     998,692       0.0%
    Itau CorpBanca(BYT25P4)                                      976,070,123   9,184,341       0.0%
    Latam Airlines Group SA                                          121,449   1,676,981       0.0%
    Latam Airlines Group SA Sponsored ADR                          1,591,949  21,618,667       0.1%
*   Masisa SA                                                     14,958,469   1,135,253       0.0%
    Molibdenos y Metales SA                                           84,984   1,015,504       0.0%
    Multiexport Foods SA                                           3,310,606   1,159,371       0.0%
    Parque Arauco SA                                               4,930,647  14,248,230       0.1%
    PAZ Corp. SA                                                   1,360,626   2,351,352       0.0%
    Ripley Corp. SA                                                6,716,034   7,069,358       0.0%
    SACI Falabella                                                 1,976,968  18,948,534       0.1%
    Salfacorp SA                                                   1,470,839   2,530,189       0.0%
    Sigdo Koppers SA                                               1,777,003   3,434,890       0.0%
    Sociedad Matriz SAAM SA                                       20,022,236   2,044,963       0.0%
    Sociedad Quimica y Minera de Chile SA Sponsored ADR              341,202  20,383,407       0.1%
    Socovesa SA                                                    1,410,294     890,473       0.0%
    Sonda SA                                                       2,710,759   5,281,032       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
CHILE -- (Continued)
    Vina Concha y Toro SA                                          2,702,106 $  4,767,063       0.0%
    Vina Concha y Toro SA Sponsored ADR                               28,598      993,780       0.0%
                                                                             ------------       ---
TOTAL CHILE                                                                   384,187,447       1.4%
                                                                             ------------       ---
CHINA -- (16.9%)
*   21Vianet Group, Inc. ADR                                         278,761    2,093,495       0.0%
#   361 Degrees International, Ltd.                                5,350,000    2,037,870       0.0%
*   3SBio, Inc.                                                      685,500    1,227,782       0.0%
*   500.com, Ltd. Class A ADR                                        123,377    1,160,978       0.0%
*   51job, Inc. ADR                                                   62,429    3,864,355       0.0%
*   58.com, Inc. ADR                                                 294,532   19,783,714       0.1%
*   A8 New Media Group, Ltd.                                       3,286,000      231,626       0.0%
    AAC Technologies Holdings, Inc.                                1,897,000   34,785,511       0.1%
    Agile Group Holdings, Ltd.                                    12,022,465   17,540,252       0.1%
    Agricultural Bank of China, Ltd. Class H                      45,690,460   21,519,882       0.1%
    Air China, Ltd. Class H                                        9,934,000    9,472,086       0.0%
    Ajisen China Holdings, Ltd.                                    2,852,000    1,338,842       0.0%
*   Alibaba Group Holding, Ltd. Sponsored ADR                      1,045,781  193,354,449       0.7%
#*  Alibaba Pictures Group, Ltd.                                  33,920,000    5,524,989       0.0%
*   Aluminum Corp. of China, Ltd. ADR                                225,375    4,489,470       0.0%
#*  Aluminum Corp. of China, Ltd. Class H                          7,080,000    5,686,604       0.0%
    AMVIG Holdings, Ltd.                                           1,688,000      478,150       0.0%
#   Angang Steel Co., Ltd. Class H                                 5,323,160    4,666,390       0.0%
    Anhui Conch Cement Co., Ltd. Class H                           5,476,000   23,457,502       0.1%
    Anhui Expressway Co., Ltd. Class H                             2,416,000    1,939,147       0.0%
    Anta Sports Products, Ltd.                                     4,947,000   22,127,251       0.1%
#*  Anton Oilfield Services Group                                 11,000,000    1,313,723       0.0%
*   Anxin-China Holdings, Ltd.                                    13,373,000      123,764       0.0%
*   Art Group Holdings, Ltd.                                         455,000       25,684       0.0%
#   Asia Cement China Holdings Corp.                               2,897,500    1,010,486       0.0%
#*  Asian Citrus Holdings, Ltd.                                    3,478,000       50,154       0.0%
    Ausnutria Dairy Corp., Ltd.                                      144,000       92,630       0.0%
#*  AVIC International Holding HK, Ltd.                            8,896,000      605,155       0.0%
    AVIC International Holdings, Ltd. Class H                      1,386,000    1,293,718       0.0%
#   AviChina Industry & Technology Co., Ltd. Class H              13,147,212    7,636,248       0.0%
#   BAIC Motor Corp., Ltd. Class H                                 6,806,000    7,977,642       0.0%
*   Baidu, Inc. Sponsored ADR                                        252,252   61,534,353       0.2%
    BAIOO Family Interactive, Ltd.                                 4,356,000      301,496       0.0%
    Bank of China, Ltd. Class H                                  150,583,702   75,256,123       0.3%
    Bank of Chongqing Co., Ltd. Class H                            2,261,000    1,834,652       0.0%
    Bank of Communications Co., Ltd. Class H                      14,957,618   11,292,005       0.1%
*   Baoye Group Co., Ltd. Class H                                  1,544,440    1,084,203       0.0%
*   Baozun, Inc. Sponsored ADR                                        38,456    1,207,134       0.0%
#   BBMG Corp. Class H                                             7,726,404    3,855,794       0.0%
    Beijing Capital International Airport Co., Ltd. Class H        8,324,000   13,669,027       0.1%
    Beijing Capital Land, Ltd. Class H                             8,596,000    4,632,060       0.0%
#*  Beijing Enterprises Environment Group, Ltd.                      702,000      114,378       0.0%
    Beijing Enterprises Holdings, Ltd.                             2,467,028   14,667,117       0.1%
#*  Beijing Enterprises Medical & Health Group, Ltd.              11,556,000      614,867       0.0%
    Beijing Enterprises Water Group, Ltd.                         18,756,469   15,761,546       0.1%
    Beijing Jingneng Clean Energy Co., Ltd. Class H                8,558,000    2,392,782       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
CHINA -- (Continued)
    Beijing North Star Co., Ltd. Class H                           4,802,000 $  1,786,968       0.0%
#*  Beijing Properties Holdings, Ltd.                              5,128,967      223,749       0.0%
    Beijing Urban Construction Design & Development Group Co.,
      Ltd. Class H                                                   896,000      518,136       0.0%
#   BEP International Holdings, Ltd.                                 710,000       16,600       0.0%
#   Best Pacific International Holdings, Ltd.                      2,070,000    1,199,351       0.0%
*   Besunyen Holdings Co., Ltd.                                      230,000       16,824       0.0%
*   Bitauto Holdings, Ltd. ADR                                       238,687   10,781,492       0.1%
#*  Boer Power Holdings, Ltd.                                      2,188,000      564,000       0.0%
    Bosideng International Holdings, Ltd.                         17,808,157    1,575,164       0.0%
#*  Boyaa Interactive International, Ltd.                          2,195,000      909,982       0.0%
    Brilliance China Automotive Holdings, Ltd.                     4,624,000   11,717,812       0.1%
    Brilliant Circle Holdings International, Ltd.                     60,000        8,769       0.0%
#   Byd Co., Ltd. Class H                                          2,012,300   17,595,016       0.1%
#   BYD Electronic International Co., Ltd.                         5,761,722   15,623,854       0.1%
*   C C Land Holdings, Ltd.                                       13,369,530    2,949,106       0.0%
#*  C.banner International Holdings, Ltd.                          1,094,000      377,348       0.0%
    Cabbeen Fashion, Ltd.                                          1,829,000      499,359       0.0%
#   Canvest Environmental Protection Group Co., Ltd.               2,481,000    1,383,688       0.0%
*   Capital Environment Holdings, Ltd.                             2,880,000      134,947       0.0%
#*  CAR, Inc.                                                      5,868,000    5,228,321       0.0%
    Carrianna Group Holdings Co., Ltd.                             1,640,877      193,565       0.0%
*   CECEP COSTIN New Materials Group, Ltd.                         2,583,000       37,248       0.0%
*   Central China Real Estate, Ltd.                                5,149,074    2,468,113       0.0%
    Central China Securities Co., Ltd. Class H                     2,810,000    1,294,253       0.0%
*   Century Sunshine Group Holdings, Ltd.                         12,975,000      412,736       0.0%
#*  CGN Meiya Power Holdings Co., Ltd.                             7,202,000    1,080,962       0.0%
    CGN Power Co., Ltd. Class H                                   23,496,000    6,902,380       0.0%
    Changshouhua Food Co., Ltd.                                    1,543,000      757,964       0.0%
*   Changyou.com, Ltd. ADR                                            58,570    2,269,002       0.0%
#   Chaowei Power Holdings, Ltd.                                   5,179,000    2,923,075       0.0%
*   Cheetah Mobile, Inc. ADR                                          89,537      807,624       0.0%
*   Chigo Holding, Ltd.                                           22,124,000      405,644       0.0%
#   China Aerospace International Holdings, Ltd.                  14,962,600    1,880,640       0.0%
    China Agri-Industries Holdings, Ltd.                          15,350,800    7,502,266       0.0%
#   China Aircraft Leasing Group Holdings, Ltd.                      618,500      672,623       0.0%
#   China All Access Holdings, Ltd.                                3,760,000    1,104,095       0.0%
    China Aluminum Cans Holdings, Ltd.                                94,000       13,014       0.0%
*   China Animal Healthcare, Ltd.                                  1,485,000      185,592       0.0%
#   China Animation Characters Co., Ltd.                           2,821,000    1,084,602       0.0%
    China Aoyuan Property Group, Ltd.                              8,675,000    5,259,064       0.0%
    China BlueChemical, Ltd. Class H                              12,095,122    3,615,310       0.0%
*   China Chengtong Development Group, Ltd.                          546,000       40,630       0.0%
    China Cinda Asset Management Co., Ltd. Class H                46,459,000   18,053,640       0.1%
    China CITIC Bank Corp., Ltd. Class H                          17,673,607   11,387,920       0.1%
#   China Coal Energy Co., Ltd. Class H                            9,643,168    4,416,607       0.0%
    China Communications Construction Co., Ltd. Class H           13,132,387   15,950,544       0.1%
    China Communications Services Corp., Ltd. Class H             12,633,327    7,666,919       0.0%
    China Conch Venture Holdings, Ltd.                             1,645,500    3,355,038       0.0%
    China Construction Bank Corp. Class H                        243,058,302  217,224,844       0.8%
    China Datang Corp. Renewable Power Co., Ltd. Class H          11,874,000    1,567,770       0.0%
    China Dongxiang Group Co., Ltd.                               19,579,888    3,641,133       0.0%
#*  China Dynamics Holdings, Ltd.                                  7,940,000      207,815       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
CHINA -- (Continued)
#   China Eastern Airlines Corp., Ltd. Class H                    7,380,000 $  3,748,565       0.0%
#   China Electronics Huada Technology Co., Ltd.                  2,226,000      400,012       0.0%
#   China Electronics Optics Valley Union Holding Co., Ltd.       3,968,000      377,026       0.0%
#*  China Energine International Holding, Ltd.                    2,588,000      154,499       0.0%
#   China Energy Engineering Corp., Ltd. Class H                  1,796,000      317,956       0.0%
*   China Environmental Technology and Bioenergy Holdings, Ltd.   3,420,000      106,976       0.0%
    China Everbright Bank Co., Ltd. Class H                      12,882,000    6,080,848       0.0%
    China Everbright International, Ltd.                          8,479,000   11,962,639       0.1%
    China Everbright, Ltd.                                        6,538,896   15,515,952       0.1%
#*  China Evergrande Group                                       21,853,000   84,294,756       0.3%
*   China Fiber Optic Network System Group, Ltd.                  4,584,800       77,164       0.0%
    China Financial Services Holdings, Ltd.                       1,424,000      124,046       0.0%
*   China Fire Safety Enterprise Group, Ltd.                      3,220,000      179,651       0.0%
#   China Foods, Ltd.                                             7,186,000    4,545,224       0.0%
*   China Fordoo Holdings, Ltd.                                     182,000      135,547       0.0%
    China Galaxy Securities Co., Ltd. Class H                     7,755,500    6,766,434       0.0%
    China Gas Holdings, Ltd.                                      7,434,000   22,600,265       0.1%
*   China Glass Holdings, Ltd.                                    4,226,000      412,359       0.0%
#*  China Grand Pharmaceutical and Healthcare Holdings, Ltd.
      Class A                                                     1,636,000      601,915       0.0%
    China Greenfresh Group Co., Ltd.                              1,990,000      344,399       0.0%
#   China Greenland Broad Greenstate Group Co., Ltd.              5,416,000    1,027,771       0.0%
#   China Hanking Holdings, Ltd.                                  3,370,000      514,431       0.0%
*   China Harmony New Energy Auto Holding, Ltd.                   5,013,000    2,961,937       0.0%
#*  China High Precision Automation Group, Ltd.                   1,360,000       39,877       0.0%
#   China High Speed Transmission Equipment Group Co., Ltd.       1,598,000    1,741,869       0.0%
#*  China Hongqiao Group, Ltd.                                    7,359,500    8,837,912       0.0%
*   China Household Holdings, Ltd.                                3,080,000      151,011       0.0%
    China Huarong Asset Management Co., Ltd. Class H             10,633,000    5,001,805       0.0%
#*  China Huishan Dairy Holdings Co., Ltd.                        5,968,000        5,968       0.0%
*   China Huiyuan Juice Group, Ltd.                               4,534,500    1,441,624       0.0%
    China International Capital Corp., Ltd. Class H                 984,800    2,030,699       0.0%
#   China International Marine Containers Group Co., Ltd.
      Class H                                                     1,207,200    2,406,640       0.0%
*   China ITS Holdings Co., Ltd.                                  2,795,096      182,916       0.0%
    China Jinmao Holdings Group, Ltd.                            26,666,976   11,984,224       0.1%
#   China Lesso Group Holdings, Ltd.                              6,837,000    4,568,858       0.0%
    China Life Insurance Co., Ltd. ADR                              881,250   14,690,437       0.1%
    China Life Insurance Co., Ltd. Class H                        1,838,000    6,093,522       0.0%
    China Lilang, Ltd.                                            3,355,000    2,612,052       0.0%
*   China Longevity Group Co., Ltd.                                 893,399       29,431       0.0%
    China Longyuan Power Group Corp., Ltd. Class H               10,731,000    7,958,007       0.0%
#*  China LotSynergy Holdings, Ltd.                              13,040,000      327,864       0.0%
    China Machinery Engineering Corp. Class H                     4,545,000    2,786,554       0.0%
    China Maple Leaf Educational Systems, Ltd.                    3,728,000    4,044,653       0.0%
    China Medical System Holdings, Ltd.                           6,795,800   12,566,300       0.1%
    China Meidong Auto Holdings, Ltd.                               316,000      106,184       0.0%
    China Mengniu Dairy Co., Ltd.                                 6,060,000   16,793,476       0.1%
    China Merchants Bank Co., Ltd. Class H                       11,958,146   45,664,066       0.2%
#   China Merchants Land, Ltd.                                    8,770,000    1,653,725       0.0%
    China Merchants Port Holdings Co., Ltd.                       5,610,901   17,551,848       0.1%
    China Merchants Securities Co., Ltd. Class H                    275,800      459,822       0.0%
    China Minsheng Banking Corp., Ltd. Class H                   12,770,800   12,371,311       0.1%
    China Mobile, Ltd.                                           10,380,500  104,410,856       0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
CHINA -- (Continued)
    China Mobile, Ltd. Sponsored ADR                              1,997,961 $100,797,132       0.4%
    China Molybdenum Co., Ltd. Class H                            9,384,000    6,108,269       0.0%
#   China National Building Material Co., Ltd. Class H           20,330,000   17,159,087       0.1%
    China National Materials Co., Ltd. Class H                    7,739,000    5,341,994       0.0%
#*  China New Town Development Co., Ltd.                          6,821,177      315,076       0.0%
#   China NT Pharma Group Co., Ltd.                               3,731,000    1,047,302       0.0%
    China Oil & Gas Group, Ltd.                                  28,520,000    1,938,434       0.0%
    China Oilfield Services, Ltd. Class H                         5,890,000    5,228,732       0.0%
#   China Oriental Group Co., Ltd.                                  192,000      125,638       0.0%
    China Overseas Grand Oceans Group, Ltd.                       6,199,000    3,635,945       0.0%
    China Overseas Land & Investment, Ltd.                       12,342,033   40,074,778       0.2%
#   China Overseas Property Holdings, Ltd.                       11,396,344    2,748,378       0.0%
    China Pacific Insurance Group Co., Ltd. Class H               3,832,665   18,924,968       0.1%
    China Petroleum & Chemical Corp. ADR                            211,889   15,603,491       0.1%
    China Petroleum & Chemical Corp. Class H                     65,522,400   48,114,291       0.2%
    China Pioneer Pharma Holdings, Ltd.                           2,850,000      907,012       0.0%
    China Power Clean Energy Development Co., Ltd.                2,737,500    1,639,825       0.0%
#   China Power International Development, Ltd.                  16,513,200    5,250,069       0.0%
*   China Properties Group, Ltd.                                  2,545,000      570,889       0.0%
    China Railway Construction Corp., Ltd. Class H                8,946,187   11,234,937       0.1%
    China Railway Group, Ltd. Class H                             8,144,000    6,546,173       0.0%
    China Railway Signal & Communication Corp., Ltd. Class H      2,508,000    1,975,120       0.0%
#*  China Rare Earth Holdings, Ltd.                               9,752,399      725,971       0.0%
    China Reinsurance Group Corp. Class H                         4,458,000      989,517       0.0%
    China Resources Beer Holdings Co., Ltd.                       7,041,661   20,322,527       0.1%
    China Resources Cement Holdings, Ltd.                        12,544,946    8,479,121       0.0%
    China Resources Gas Group, Ltd.                               4,574,000   16,754,726       0.1%
    China Resources Land, Ltd.                                   12,596,610   37,594,419       0.2%
#   China Resources Phoenix Healthcare Holdings Co., Ltd.         1,091,000    1,432,935       0.0%
    China Resources Power Holdings Co., Ltd.                      6,500,820   12,501,571       0.1%
*   China Ruifeng Renewable Energy Holdings, Ltd.                 4,172,000      358,466       0.0%
*   China Rundong Auto Group, Ltd.                                   85,000       34,875       0.0%
*   China Saite Group Co., Ltd.                                     516,000       39,751       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                       3,379,000    1,443,345       0.0%
    China SCE Property Holdings, Ltd.                            13,938,400    6,292,655       0.0%
#*  China Shengmu Organic Milk, Ltd.                              4,225,000      725,692       0.0%
    China Shenhua Energy Co., Ltd. Class H                       11,561,000   27,657,009       0.1%
    China Shineway Pharmaceutical Group, Ltd.                     1,767,000    1,656,166       0.0%
#   China Silver Group, Ltd.                                      5,934,000    2,039,178       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.               4,089,159    1,468,240       0.0%
#   China South City Holdings, Ltd.                              23,572,711    6,589,545       0.0%
    China Southern Airlines Co., Ltd. Class H                     7,798,000    5,765,238       0.0%
    China Southern Airlines Co., Ltd. Sponsored ADR                  41,944    1,551,089       0.0%
    China Starch Holdings, Ltd.                                   9,670,000      378,296       0.0%
    China State Construction International Holdings, Ltd.        10,061,460   14,136,997       0.1%
    China Sunshine Paper Holdings Co., Ltd.                         424,000      127,219       0.0%
    China Suntien Green Energy Corp., Ltd. Class H                8,964,000    2,541,817       0.0%
*   China Taifeng Beddings Holdings, Ltd.                         1,662,000       43,140       0.0%
    China Taiping Insurance Holdings Co., Ltd.                    6,296,930   20,765,717       0.1%
    China Telecom Corp., Ltd. ADR                                   136,139    6,857,321       0.0%
    China Telecom Corp., Ltd. Class H                            10,860,000    5,446,272       0.0%
#   China Tian Lun Gas Holdings, Ltd.                               682,500      492,668       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
#   China Traditional Chinese Medicine Holdings Co., Ltd.         8,580,000 $ 4,918,506       0.0%
    China Travel International Investment Hong Kong, Ltd.        17,397,892   6,450,482       0.0%
*   China Unicom Hong Kong, Ltd.                                 29,150,000  41,359,738       0.2%
*   China Unicom Hong Kong, Ltd. ADR                              1,125,159  15,898,497       0.1%
    China Vanke Co., Ltd. Class H                                 5,762,100  20,511,554       0.1%
#   China Vast Industrial Urban Development Co., Ltd.               334,000     182,206       0.0%
#   China Water Affairs Group, Ltd.                               5,050,000   3,677,996       0.0%
#*  China Water Industry Group, Ltd.                              4,104,000     888,993       0.0%
    China Wood Optimization Holding, Ltd.                         1,520,000     419,121       0.0%
    China XLX Fertiliser, Ltd.                                       83,000      30,010       0.0%
#*  China Yurun Food Group, Ltd.                                  9,355,000   1,127,503       0.0%
    China ZhengTong Auto Services Holdings, Ltd.                  5,150,500   5,422,854       0.0%
#   China Zhongwang Holdings, Ltd.                               11,303,579   6,668,022       0.0%
#   Chinasoft International, Ltd.                                 8,382,000   4,891,849       0.0%
*   Chinese People Holdings Co., Ltd.                               683,691       9,447       0.0%
    Chongqing Machinery & Electric Co., Ltd. Class H              7,739,962     942,608       0.0%
    Chongqing Rural Commercial Bank Co., Ltd. Class H            17,804,000  12,103,160       0.1%
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd.    2,446,000     250,801       0.0%
    Chu Kong Shipping Enterprise Group Co., Ltd.                    166,000      42,322       0.0%
    CIFI Holdings Group Co., Ltd.                                18,368,000  10,240,357       0.1%
#*  CIMC Enric Holdings, Ltd.                                     3,310,000   2,241,560       0.0%
*   CITIC Dameng Holdings, Ltd.                                   1,382,000      87,770       0.0%
#   CITIC Resources Holdings, Ltd.                               16,836,000   1,836,323       0.0%
    CITIC Securities Co., Ltd. Class H                            5,150,500  11,443,869       0.1%
    CITIC, Ltd.                                                  10,775,567  15,785,503       0.1%
#   Citychamp Watch & Jewellery Group, Ltd.                       8,458,000   2,125,180       0.0%
    Clear Media, Ltd.                                               279,000     317,468       0.0%
    CNOOC, Ltd.                                                   7,401,000  10,105,273       0.1%
    CNOOC, Ltd. Sponsored ADR                                       227,736  31,131,511       0.1%
*   Coastal Greenland, Ltd.                                       3,432,000     120,775       0.0%
#   Cogobuy Group                                                 2,094,000   1,259,861       0.0%
#   Colour Life Services Group Co., Ltd.                          1,742,000   1,040,856       0.0%
    Comba Telecom Systems Holdings, Ltd.                          9,874,210   1,809,910       0.0%
*   Comtec Solar Systems Group, Ltd.                              4,506,000     196,402       0.0%
    Concord New Energy Group, Ltd.                               32,465,909   1,582,408       0.0%
    Consun Pharmaceutical Group, Ltd.                             2,154,000   1,983,620       0.0%
#*  Coolpad Group, Ltd.                                          26,594,000   1,329,700       0.0%
*   COSCO SHIPPING Development Co., Ltd. Class H                  7,454,300   1,672,759       0.0%
    COSCO SHIPPING Energy Transportation Co., Ltd. Class H        8,680,000   5,084,677       0.0%
#*  COSCO SHIPPING Holdings Co., Ltd. Class H                     6,179,000   3,390,998       0.0%
#   COSCO SHIPPING International Hong Kong Co., Ltd.              2,258,000     938,086       0.0%
    COSCO SHIPPING Ports, Ltd.                                    9,533,253  11,047,962       0.1%
*   Coslight Technology International Group Co., Ltd.             1,114,000     488,586       0.0%
#   Cosmo Lady China Holdings Co., Ltd.                           3,880,000   1,553,196       0.0%
    Country Garden Holdings Co., Ltd.                            25,391,660  40,251,080       0.2%
    CP Pokphand Co., Ltd.                                        25,607,658   2,069,292       0.0%
    CPMC Holdings, Ltd.                                           2,106,000   1,765,765       0.0%
#   CRCC High-Tech Equipment Corp., Ltd. Class H                    663,000     216,804       0.0%
#   CRRC Corp., Ltd. Class H                                      7,523,324   7,423,347       0.0%
    CSPC Pharmaceutical Group, Ltd.                              20,768,000  36,130,775       0.1%
#   CT Environmental Group, Ltd.                                 16,416,000   2,527,299       0.0%
*   Ctrip.com International, Ltd. ADR                               443,516  21,239,981       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
    Da Ming International Holdings, Ltd.                            112,000 $    45,222       0.0%
*   DaChan Food Asia, Ltd.                                        1,513,087     116,367       0.0%
    Dah Chong Hong Holdings, Ltd.                                 5,571,000   2,615,076       0.0%
#   Dali Foods Group Co., Ltd.                                    7,369,500   5,707,902       0.0%
    Dalian Port PDA Co., Ltd. Class H                             7,905,399   1,379,217       0.0%
#*  Daphne International Holdings, Ltd.                           6,388,000     433,893       0.0%
*   Datang International Power Generation Co., Ltd. Class H      10,094,000   3,403,930       0.0%
#   Dawnrays Pharmaceutical Holdings, Ltd.                        2,325,491   1,377,802       0.0%
#*  DBA Telecommunication Asia Holdings, Ltd.                     1,020,000       8,577       0.0%
#*  Differ Group Holding Co., Ltd.                                5,504,000     458,781       0.0%
#*  Digital China Holdings, Ltd.                                  6,825,000   4,131,323       0.0%
*   Dongfang Electric Corp., Ltd. Class H                         1,207,600   1,178,431       0.0%
    Dongfeng Motor Group Co., Ltd. Class H                       10,862,000  14,910,156       0.1%
#   Dongjiang Environmental Co., Ltd. Class H                       978,395   1,501,608       0.0%
    Dongyue Group, Ltd.                                           7,373,000   5,370,379       0.0%
#   Dynagreen Environmental Protection Group Co., Ltd. Class H    2,151,000   1,296,763       0.0%
#*  Dynasty Fine Wines Group, Ltd.                                1,708,000      59,112       0.0%
    E-Commodities Holdings, Ltd.                                    792,000      77,213       0.0%
*   eHi Car Services, Ltd. Sponsored ADR                             25,972     297,899       0.0%
    Embry Holdings, Ltd.                                            509,000     163,044       0.0%
    ENN Energy Holdings, Ltd.                                     2,561,000  18,793,407       0.1%
    Essex Bio-technology, Ltd.                                       70,000      45,115       0.0%
    EVA Precision Industrial Holdings, Ltd.                       5,502,516     763,792       0.0%
#   Everbright Securities Co., Ltd. Class H                         148,200     204,589       0.0%
*   EverChina International Holdings Co., Ltd.                   17,352,500     409,706       0.0%
    Evergreen International Holdings, Ltd.                          744,000      67,714       0.0%
    Fantasia Holdings Group Co., Ltd.                            13,172,519   1,875,905       0.0%
    Far East Horizon, Ltd.                                        5,784,000   5,747,644       0.0%
*   Feiyu Technology International Co., Ltd.                        994,500     134,046       0.0%
#   First Tractor Co., Ltd. Class H                               1,592,000     777,698       0.0%
*   Forgame Holdings, Ltd.                                          181,000     299,220       0.0%
    Fosun International, Ltd.                                     5,634,620  13,979,537       0.1%
    Fu Shou Yuan International Group, Ltd.                        6,141,000   4,316,993       0.0%
    Fufeng Group, Ltd.                                            9,754,800   7,031,103       0.0%
#*  Fuguiniao Co., Ltd. Class H                                     782,600      72,979       0.0%
#   Fullshare Holdings, Ltd.                                     17,172,518   7,349,826       0.0%
#   Future Land Development Holdings, Ltd.                       14,000,000   6,739,702       0.0%
    Fuyao Glass Industry Group Co., Ltd. Class H                  1,182,400   4,508,902       0.0%
#*  GCL-Poly Energy Holdings, Ltd.                               91,495,320  15,731,908       0.1%
    Geely Automobile Holdings, Ltd.                              22,910,000  71,040,931       0.3%
    Gemdale Properties & Investment Corp., Ltd.                   1,014,000     104,009       0.0%
    GF Securities Co., Ltd. Class H                               1,345,400   2,869,215       0.0%
*   Glorious Property Holdings, Ltd.                             16,704,712   1,820,288       0.0%
#   Golden Eagle Retail Group, Ltd.                               2,982,000   3,622,805       0.0%
    Golden Throat Holdings Group Co., Ltd.                          931,500     258,038       0.0%
    Goldlion Holdings, Ltd.                                         881,866     345,988       0.0%
#   Goldpac Group, Ltd.                                           1,488,000     452,445       0.0%
#   GOME Retail Holdings, Ltd.                                   84,671,660  10,858,244       0.1%
    Good Friend International Holdings, Inc.                        487,333     118,528       0.0%
#*  Grand Baoxin Auto Group, Ltd.                                 1,940,864   1,045,003       0.0%
    Great Wall Motor Co., Ltd. Class H                           14,317,750  18,193,565       0.1%
#   Greatview Aseptic Packaging Co., Ltd.                         5,604,000   3,506,094       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
CHINA -- (Continued)
    Greenland Hong Kong Holdings, Ltd.                             6,309,275 $  3,025,054       0.0%
#   Greentown China Holdings, Ltd.                                 5,443,000    6,798,983       0.0%
    Guangdong Investment, Ltd.                                     9,950,000   14,415,644       0.1%
*   Guangdong Land Holdings, Ltd.                                  3,385,361      702,134       0.0%
    Guangdong Yueyun Transportation Co., Ltd. Class H              1,292,000      828,321       0.0%
#   Guangshen Railway Co., Ltd. Class H                            3,102,000    1,805,544       0.0%
    Guangshen Railway Co., Ltd. Sponsored ADR                         68,574    1,990,017       0.0%
    Guangzhou Automobile Group Co., Ltd. Class H                   2,424,350    6,028,916       0.0%
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.
      Class H                                                        366,000    1,285,668       0.0%
    Guangzhou R&F Properties Co., Ltd. Class H                     8,256,332   17,605,116       0.1%
*   Guodian Technology & Environment Group Corp., Ltd. Class H     3,279,000      239,658       0.0%
    Guolian Securities Co., Ltd. Class H                             205,500      100,706       0.0%
#   Guorui Properties, Ltd.                                          487,000      143,708       0.0%
*   Haichang Ocean Park Holdings, Ltd.                             1,996,000      478,433       0.0%
    Haier Electronics Group Co., Ltd.                              4,827,000   12,727,695       0.1%
    Haitian International Holdings, Ltd.                           3,533,000   10,579,805       0.1%
    Haitong Securities Co., Ltd. Class H                           7,057,200   11,172,962       0.1%
*   Hanergy Thin Film Power Group, Ltd.                           37,310,000      190,003       0.0%
*   Harbin Bank Co., Ltd. Class H                                    441,000      132,931       0.0%
#   Harbin Electric Co., Ltd. Class H                              4,702,587    2,214,141       0.0%
#   Harmonicare Medical Holdings, Ltd.                               865,000      331,750       0.0%
#   HC International, Inc.                                           794,000      626,400       0.0%
#*  Health and Happiness H&H International Holdings, Ltd.          1,752,000    9,155,397       0.0%
    Henderson Investment, Ltd.                                       660,000       56,771       0.0%
    Hengan International Group Co., Ltd.                           3,543,622   34,944,949       0.1%
    Hengdeli Holdings, Ltd.                                       14,452,800      740,836       0.0%
*   Hengshi Mining Investments, Ltd.                                 187,000       45,069       0.0%
#*  Hi Sun Technology China, Ltd.                                  4,776,000    1,096,596       0.0%
#   Hilong Holding, Ltd.                                           4,871,000      775,777       0.0%
    Hisense Kelon Electrical Holdings Co., Ltd. Class H              814,000    1,021,933       0.0%
    HKC Holdings, Ltd.                                             1,009,088      825,429       0.0%
#*  HNA Holding Group Co., Ltd.                                   23,990,000    1,399,817       0.0%
    HNA Infrastructure Co., Ltd. Class H                             629,000      678,530       0.0%
*   Honghua Group, Ltd.                                           12,937,000    1,261,816       0.0%
    Honworld Group, Ltd.                                             411,000      200,790       0.0%
    Hopefluent Group Holdings, Ltd.                                  897,973      402,634       0.0%
    Hopewell Highway Infrastructure, Ltd.                          3,821,028    2,370,872       0.0%
#   Hopson Development Holdings, Ltd.                              4,530,000    4,635,333       0.0%
#   HOSA International, Ltd.                                       1,696,000      500,295       0.0%
#*  Hua Han Health Industry Holdings, Ltd.                        22,424,041    1,523,411       0.0%
    Hua Hong Semiconductor, Ltd.                                     551,000      963,121       0.0%
    Huadian Fuxin Energy Corp., Ltd. Class H                      12,930,000    3,366,883       0.0%
#   Huadian Power International Corp., Ltd. Class H                5,996,000    2,491,008       0.0%
    Huaneng Power International, Inc. Class H                      4,942,000    3,305,154       0.0%
    Huaneng Power International, Inc. Sponsored ADR                  105,617    2,809,412       0.0%
    Huaneng Renewables Corp., Ltd. Class H                        32,780,000   11,273,179       0.1%
    Huatai Securities Co., Ltd. Class H                            2,286,000    4,937,732       0.0%
    Huazhang Technology Holding, Ltd.                                174,000       91,849       0.0%
#   Huishang Bank Corp., Ltd. Class H                              2,374,000    1,201,684       0.0%
*   Hydoo International Holding, Ltd.                                304,000       29,363       0.0%
#*  IMAX China Holding, Inc.                                         659,300    2,041,863       0.0%
    Industrial & Commercial Bank of China, Ltd. Class H          185,963,725  147,964,829       0.6%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
#   Inner Mongolia Yitai Coal Co., Ltd. Class H                      40,100 $    47,255       0.0%
*   JD.com, Inc. ADR                                                395,650  14,844,788       0.1%
#   Jiangnan Group, Ltd.                                         11,284,000     940,597       0.0%
    Jiangsu Expressway Co., Ltd. Class H                          4,124,000   6,322,831       0.0%
    Jiangxi Copper Co., Ltd. Class H                              4,831,000   7,713,927       0.0%
#*  Jinchuan Group International Resources Co., Ltd.                540,000      77,039       0.0%
*   JinkoSolar Holding Co., Ltd. ADR                                170,407   4,537,938       0.0%
    Joy City Property, Ltd.                                       6,132,000   1,070,095       0.0%
    Ju Teng International Holdings, Ltd.                          5,954,090   2,122,961       0.0%
    K Wah International Holdings, Ltd.                            2,450,064   1,407,516       0.0%
*   Kai Yuan Holdings, Ltd.                                      16,790,000     116,080       0.0%
*   Kaisa Group Holdings, Ltd.                                   11,082,684   7,081,665       0.0%
#   Kangda International Environmental Co., Ltd.                  2,805,000     708,666       0.0%
*   Kasen International Holdings, Ltd.                            3,492,000     546,387       0.0%
#   Kingboard Chemical Holdings, Ltd.                             4,804,666  28,511,152       0.1%
    Kingboard Laminates Holdings, Ltd.                            6,378,984  10,719,993       0.1%
#*  Kingdee International Software Group Co., Ltd.                7,745,600   4,153,194       0.0%
#   Kingsoft Corp., Ltd.                                          1,715,000   4,334,898       0.0%
#*  Koradior Holdings, Ltd.                                         630,000     492,838       0.0%
#*  KuangChi Science, Ltd.                                        1,090,000     413,697       0.0%
    Kunlun Energy Co., Ltd.                                      18,306,000  16,976,676       0.1%
    KWG Property Holding, Ltd.(BP3RW40)                             263,500     261,610       0.0%
    KWG Property Holding, Ltd.(B1YBF00)                          10,022,144   9,950,275       0.0%
*   Labixiaoxin Snacks Group, Ltd.                                1,901,000     146,267       0.0%
    Le Saunda Holdings, Ltd.                                      1,385,800     243,272       0.0%
    Lee & Man Chemical Co., Ltd.                                    821,339     458,563       0.0%
    Lee & Man Paper Manufacturing, Ltd.                           9,789,200  11,959,139       0.1%
    Lee's Pharmaceutical Holdings, Ltd.                             793,000     710,932       0.0%
    Legend Holdings Corp. Class H                                    80,200     210,878       0.0%
    Lenovo Group, Ltd.                                           41,860,000  24,281,960       0.1%
    Leoch International Technology, Ltd.                          2,461,000     483,065       0.0%
#*  Leyou Technologies Holdings, Ltd.                            11,370,000   2,931,333       0.0%
*   Li Ning Co., Ltd.                                             4,023,083   3,514,907       0.0%
#*  Lianhua Supermarket Holdings Co., Ltd. Class H                2,196,200     929,853       0.0%
*   Lifestyle China Group, Ltd.                                     287,500      95,844       0.0%
#*  Lifetech Scientific Corp.                                    12,988,000   3,213,888       0.0%
    Livzon Pharmaceutical Group, Inc. Class H                       448,760   3,045,213       0.0%
#   Logan Property Holdings Co., Ltd.                             9,208,000   8,530,261       0.0%
    Longfor Properties Co., Ltd.                                  6,874,500  16,058,312       0.1%
*   LongiTech Smart Energy Holding, Ltd.                            293,000      73,821       0.0%
    Lonking Holdings, Ltd.                                       14,621,000   6,578,727       0.0%
#   Luye Pharma Group, Ltd.                                       4,993,000   3,328,012       0.0%
#   LVGEM China Real Estate Investment Co., Ltd.                    852,000     249,227       0.0%
*   Maanshan Iron & Steel Co., Ltd. Class H                       9,620,000   4,520,722       0.0%
    Maoye International Holdings, Ltd.                            7,164,000     826,925       0.0%
    Metallurgical Corp. of China, Ltd. Class H                    7,572,000   2,506,389       0.0%
*   MIE Holdings Corp.                                            6,766,000     572,729       0.0%
    MIN XIN Holdings, Ltd.                                          720,000     478,314       0.0%
#*  Mingfa Group International Co., Ltd.                          4,986,000     143,801       0.0%
*   Mingyuan Medicare Development Co., Ltd.                       4,480,000      24,750       0.0%
    Minmetals Land, Ltd.                                          7,345,644   1,083,948       0.0%
    Minth Group, Ltd.                                             3,947,000  21,323,477       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
CHINA -- (Continued)
#*  MMG, Ltd.                                                     18,453,999 $  8,363,143       0.0%
    MOBI Development Co., Ltd.                                        34,000        6,682       0.0%
    Mobile Internet China Holding, Ltd.                            1,655,000      477,335       0.0%
    Modern Land China Co., Ltd.                                      814,000      159,603       0.0%
*   Momo, Inc. Sponsored ADR                                         216,528    6,597,608       0.0%
#*  Munsun Capital Group, Ltd.                                    48,773,682      450,219       0.0%
#   Nan Hai Corp., Ltd.                                           29,900,000      904,738       0.0%
#*  National Agricultural Holdings, Ltd.                           1,450,000       82,951       0.0%
*   Nature Home Holding Co., Ltd.                                    654,000       87,190       0.0%
    NetEase, Inc. ADR                                                246,761   69,566,861       0.3%
    New China Life Insurance Co., Ltd. Class H                     1,092,700    6,840,706       0.0%
    New Oriental Education & Technology Group, Inc. Sponsored
      ADR                                                            184,891   15,390,327       0.1%
*   New World Department Store China, Ltd.                         3,112,538      682,395       0.0%
    Nexteer Automotive Group, Ltd.                                 6,663,000   13,048,979       0.1%
    Nine Dragons Paper Holdings, Ltd.                             10,435,000   19,179,511       0.1%
*   Noah Holdings, Ltd. Sponsored ADR                                102,439    4,017,658       0.0%
#*  North Mining Shares Co., Ltd.                                 34,850,000      714,739       0.0%
*   NQ Mobile, Inc. Class A ADR                                      203,837      750,120       0.0%
    NVC Lighting Holdings, Ltd.                                    7,157,000      780,727       0.0%
#*  O-Net Technologies Group, Ltd.                                 1,302,000      943,211       0.0%
#*  Ourgame International Holdings, Ltd.                           1,323,000      380,102       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                        743,817      287,031       0.0%
#*  Ozner Water International Holding, Ltd.                        1,549,000      490,275       0.0%
#   Pacific Online, Ltd.                                           2,443,195      454,490       0.0%
    Parkson Retail Group, Ltd.                                     7,892,500    1,194,741       0.0%
#   PAX Global Technology, Ltd.                                    5,879,000    2,975,109       0.0%
    People's Insurance Co. Group of China, Ltd. (The) Class H     26,960,000   12,831,787       0.1%
    PetroChina Co., Ltd. ADR                                         217,878   14,271,009       0.1%
    PetroChina Co., Ltd. Class H                                  50,486,000   33,002,613       0.1%
*   Phoenix New Media, Ltd. ADR                                       27,329      148,670       0.0%
    Phoenix Satellite Television Holdings, Ltd.                    5,210,000      761,866       0.0%
    PICC Property & Casualty Co., Ltd. Class H                    12,544,932   24,895,288       0.1%
    Ping An Insurance Group Co. of China, Ltd. Class H            17,734,000  155,845,305       0.6%
    Poly Culture Group Corp., Ltd. Class H                           525,400    1,257,741       0.0%
#*  Poly Property Group Co., Ltd.                                 15,753,068    7,635,129       0.0%
#   Pou Sheng International Holdings, Ltd.                         8,319,609    1,525,266       0.0%
    Powerlong Real Estate Holdings, Ltd.                           8,510,715    4,048,030       0.0%
*   Prosperity International Holdings HK, Ltd.                    13,780,000      150,115       0.0%
#*  PW Medtech Group, Ltd.                                         3,993,000      834,362       0.0%
#   Q Technology Group Co., Ltd.                                   2,511,000    5,623,031       0.0%
    Qingdao Port International Co., Ltd. Class H                   1,919,000    1,356,620       0.0%
    Qingling Motors Co., Ltd. Class H                              3,530,000    1,199,121       0.0%
#*  Qinhuangdao Port Co., Ltd. Class H                             1,713,500      584,740       0.0%
*   Qinqin Foodstuffs Group Cayman Co., Ltd.                         328,724       87,650       0.0%
*   Qunxing Paper Holdings Co., Ltd.                                 854,211       41,389       0.0%
*   Real Gold Mining, Ltd.                                           640,000       21,576       0.0%
*   Real Nutriceutical Group, Ltd.                                 4,939,000      212,025       0.0%
    Red Star Macalline Group Corp., Ltd. Class H                     788,800      943,583       0.0%
#   Redco Properties Group, Ltd.                                   3,662,000    1,822,269       0.0%
#*  Renhe Commercial Holdings Co., Ltd.                          107,162,615    2,515,163       0.0%
#*  REXLot Holdings, Ltd.                                         61,518,724      497,092       0.0%
    Road King Infrastructure, Ltd.                                 2,175,000    3,575,917       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
#*  Ronshine China Holdings, Ltd.                                   501,000 $   564,383       0.0%
#*  Sany Heavy Equipment International Holdings Co., Ltd.         6,259,500   1,108,112       0.0%
*   Scud Group, Ltd.                                              1,110,000      27,745       0.0%
    Seaspan Corp.                                                   335,226   2,346,582       0.0%
#*  Semiconductor Manufacturing International Corp.              15,392,696  23,619,065       0.1%
*   Semiconductor Manufacturing International Corp. ADR             173,964   1,320,387       0.0%
#   Shandong Chenming Paper Holdings, Ltd. Class H                1,772,022   3,223,350       0.0%
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H       7,884,000   5,662,240       0.0%
*   Shandong Xinhua Pharmaceutical Co., Ltd. Class H                708,000     843,499       0.0%
#   Shanghai Dasheng Agricultural Finance Technology Co., Ltd.
      Class H                                                    20,056,000   1,671,067       0.0%
#*  Shanghai Electric Group Co., Ltd. Class H                     7,110,000   3,227,192       0.0%
    Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H           653,500   3,264,464       0.0%
*   Shanghai Fudan Microelectronics Group Co., Ltd. Class H         376,000     338,994       0.0%
#   Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.
      Class H                                                     1,308,000     711,410       0.0%
    Shanghai Haohai Biological Technology Co., Ltd. Class H          37,600     184,059       0.0%
    Shanghai Industrial Holdings, Ltd.                            3,376,000  10,370,959       0.1%
    Shanghai Industrial Urban Development Group, Ltd.            11,741,025   2,530,975       0.0%
    Shanghai Jin Jiang International Hotels Group Co., Ltd.
      Class H                                                     9,334,000   3,363,865       0.0%
    Shanghai La Chapelle Fashion Co., Ltd. Class H                    9,400      12,201       0.0%
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H            2,267,200   5,860,789       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H                    4,454,000     907,958       0.0%
*   Shanghai Zendai Property, Ltd.                                6,120,000      91,886       0.0%
    Sheen Tai Holdings Grp Co., Ltd.                              1,060,000      40,049       0.0%
    Shengjing Bank Co., Ltd. Class H                                479,000     374,653       0.0%
*   Shengli Oil & Gas Pipe Holdings, Ltd.                         5,242,500     265,546       0.0%
    Shenguan Holdings Group, Ltd.                                 6,774,000     369,166       0.0%
    Shenzhen Expressway Co., Ltd. Class H                         3,724,000   3,808,988       0.0%
    Shenzhen International Holdings, Ltd.                         6,172,012  11,796,626       0.1%
    Shenzhen Investment, Ltd.                                    26,597,942  11,865,746       0.1%
    Shenzhou International Group Holdings, Ltd.                   2,158,000  18,440,637       0.1%
    Shimao Property Holdings, Ltd.                                9,967,183  20,892,965       0.1%
*   Shougang Concord International Enterprises Co., Ltd.         25,544,100     750,397       0.0%
    Shougang Fushan Resources Group, Ltd.                        18,914,461   4,077,900       0.0%
    Shui On Land, Ltd.                                           29,316,776   7,260,466       0.0%
#*  Shunfeng International Clean Energy, Ltd.                    11,502,000     767,243       0.0%
#   Sichuan Expressway Co., Ltd. Class H                          4,852,000   1,941,150       0.0%
    Sihuan Pharmaceutical Holdings Group, Ltd.                   24,270,000   8,780,104       0.0%
*   Silver Grant International Industries, Ltd.                   5,666,000     828,657       0.0%
#*  Silverman Holdings, Ltd.                                        510,000      47,024       0.0%
    SIM Technology Group, Ltd.                                    5,367,000     292,635       0.0%
    Sino Biopharmaceutical, Ltd.                                 21,799,998  25,492,476       0.1%
#*  Sino Oil And Gas Holdings, Ltd.                              65,702,234   1,272,458       0.0%
*   Sino-I Technology, Ltd.                                       5,320,000      68,880       0.0%
    Sino-Ocean Group Holding, Ltd.                               20,387,462  13,313,961       0.1%
#*  Sinofert Holdings, Ltd.                                      14,612,673   2,586,835       0.0%
#*  Sinolink Worldwide Holdings, Ltd.                             8,849,492   1,327,321       0.0%
#*  SinoMedia Holding, Ltd.                                       1,167,258     287,428       0.0%
    Sinopec Engineering Group Co., Ltd. Class H                   3,766,000   3,230,578       0.0%
    Sinopec Kantons Holdings, Ltd.                                5,894,000   3,818,640       0.0%
#*  Sinopec Oilfield Service Corp. Class H                        3,532,000     607,389       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Class H             16,637,000   9,923,531       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR           31,247   1,890,413       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
CHINA -- (Continued)
    Sinopharm Group Co., Ltd. Class H                             4,035,600 $ 18,069,424       0.1%
#   Sinosoft Technology Group, Ltd.                               4,799,400    1,471,293       0.0%
    Sinotrans Shipping, Ltd.                                      9,719,000    2,778,224       0.0%
    Sinotrans, Ltd. Class H                                      12,850,000    6,177,023       0.0%
#   Sinotruk Hong Kong, Ltd.                                      4,696,000    6,244,775       0.0%
*   Skyfame Realty Holdings, Ltd.                                 5,294,000    1,751,807       0.0%
    Skyworth Digital Holdings, Ltd.                              14,102,811    6,494,591       0.0%
#   SMI Holdings Group, Ltd.                                      4,660,799    2,390,575       0.0%
    SOHO China, Ltd.                                             15,502,339    8,980,932       0.0%
*   Sohu.com, Inc.                                                  110,251    6,309,665       0.0%
*   Sound Global, Ltd.                                                    2            1       0.0%
#*  Sparkle Roll Group, Ltd.                                      6,264,000      610,617       0.0%
    Springland International Holdings, Ltd.                       2,227,000      405,657       0.0%
#*  SPT Energy Group, Inc.                                        2,996,000      226,795       0.0%
*   SRE Group, Ltd.                                              14,451,714      374,555       0.0%
    SSY Group, Ltd.                                              15,404,506    7,327,531       0.0%
    Suchuang Gas Corp., Ltd.                                        200,000       84,849       0.0%
    Sun Art Retail Group, Ltd.                                   11,848,000   11,975,735       0.1%
    Sun King Power Electronics Group                              1,348,000      311,038       0.0%
#   Sunac China Holdings, Ltd.                                    4,814,000   24,526,731       0.1%
    Sunny Optical Technology Group Co., Ltd.                      3,119,000   45,747,702       0.2%
#*  Sunshine 100 China Holdings, Ltd.                                27,000       12,706       0.0%
*   Superb Summit International Group, Ltd.                       1,350,000       47,380       0.0%
    Symphony Holdings, Ltd.                                       5,330,000      602,021       0.0%
    TAL Education Group ADR                                         436,686   12,008,865       0.1%
    Tarena International, Inc. ADR                                   91,675    1,343,039       0.0%
#*  Taung Gold International, Ltd.                               20,860,000      187,361       0.0%
    TCC International Holdings, Ltd.                              9,365,995    4,346,002       0.0%
#   TCL Multimedia Technology Holdings, Ltd.                      2,780,200    1,496,853       0.0%
*   Tech Pro Technology Development, Ltd.                        37,652,000      352,335       0.0%
#*  Technovator International, Ltd.                               2,996,000      933,732       0.0%
    Tencent Holdings, Ltd.                                       10,436,500  469,069,428       1.7%
    Tenfu Cayman Holdings Co Ltd                                    101,000       40,571       0.0%
#   Tenwow International Holdings, Ltd.                           2,077,000      466,162       0.0%
*   Tesson Holdings, Ltd.                                            87,000       15,168       0.0%
    Texhong Textile Group, Ltd.                                   2,180,500    3,008,707       0.0%
*   Tian An China Investment Co., Ltd.                            1,096,357      818,999       0.0%
#   Tian Shan Development Holdings, Ltd.                          1,392,000      558,717       0.0%
    Tiande Chemical Holdings, Ltd.                                  336,000       81,003       0.0%
    Tiangong International Co., Ltd.                              7,786,056      918,486       0.0%
#   Tianjin Capital Environmental Protection Group Co., Ltd.
      Class H                                                       964,000      614,663       0.0%
    Tianjin Development Holdings, Ltd.                            2,405,800    1,234,484       0.0%
    Tianjin Port Development Holdings, Ltd.                      12,649,200    1,981,513       0.0%
#   Tianneng Power International, Ltd.                            6,447,952    6,219,256       0.0%
    Tianyi Summi Holdings, Ltd.                                   2,988,000      429,115       0.0%
#*  Tibet Water Resources, Ltd.                                   6,257,000    2,583,254       0.0%
    Tingyi Cayman Islands Holding Corp.                          10,016,000   15,793,790       0.1%
    Tomson Group, Ltd.                                            1,405,670      648,703       0.0%
#   Tong Ren Tang Technologies Co., Ltd. Class H                  3,256,000    4,576,147       0.0%
#   Tongda Group Holdings, Ltd.                                  23,960,000    6,799,122       0.0%
    Tonly Electronics Holdings, Ltd.                                403,080      496,517       0.0%
    Top Spring International Holdings, Ltd.                          37,000       22,598       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
*   Tou Rong Chang Fu Group, Ltd.                                 5,680,000 $   101,117       0.0%
    Towngas China Co., Ltd.                                       5,894,728   4,837,839       0.0%
    TPV Technology, Ltd.                                          5,768,578     984,378       0.0%
    Travelsky Technology, Ltd. Class H                            3,361,938   8,713,761       0.0%
#   Trigiant Group, Ltd.                                          3,988,000     531,986       0.0%
*   Trony Solar Holdings Co., Ltd.                                2,133,000      32,263       0.0%
#   Truly International Holdings, Ltd.                            9,951,000   3,854,808       0.0%
    Tsingtao Brewery Co., Ltd. Class H                              586,000   2,453,984       0.0%
*   Tuniu Corp. Sponsored ADR                                        27,843     190,446       0.0%
    Uni-President China Holdings, Ltd.                            7,204,308   6,025,931       0.0%
#*  United Energy Group, Ltd.                                    23,695,100   1,291,397       0.0%
#   Universal Medical Financial & Technical Advisory Services
      Co., Ltd.                                                   2,340,500   2,473,568       0.0%
#*  V1 Group, Ltd.                                               17,134,600     560,546       0.0%
#   Vinda International Holdings, Ltd.                              288,000     582,293       0.0%
*   Vipshop Holdings, Ltd. ADR                                    1,623,147  12,822,861       0.1%
    Wanguo International Mining Group, Ltd.                          90,000      22,844       0.0%
#   Want Want China Holdings, Ltd.                               27,604,000  22,600,045       0.1%
#   Wasion Group Holdings, Ltd.                                   3,844,000   1,976,989       0.0%
*   Weibo Corp. Sponsored ADR                                        68,155   6,314,561       0.0%
#   Weichai Power Co., Ltd. Class H                              10,122,120  12,604,307       0.1%
    Weiqiao Textile Co. Class H                                   3,074,500   1,608,000       0.0%
    Welling Holding, Ltd.                                         6,504,000   1,326,118       0.0%
*   West China Cement, Ltd.                                      15,132,000   2,405,636       0.0%
#   Wisdom Sports Group                                             221,000      30,899       0.0%
*   Wuzhou International Holdings, Ltd.                           1,162,000     138,549       0.0%
    Xiabuxiabu Catering Management China Holdings Co., Ltd.         814,000   1,188,833       0.0%
#   Xiamen International Port Co., Ltd. Class H                   6,611,338   1,279,516       0.0%
*   Xinchen China Power Holdings, Ltd.                            2,326,000     343,187       0.0%
    Xingda International Holdings, Ltd.                           6,952,831   2,655,933       0.0%
*   Xingfa Aluminium Holdings, Ltd.                                  98,000      70,844       0.0%
    Xinhua Winshare Publishing and Media Co., Ltd. Class H        1,874,000   1,627,327       0.0%
#   Xinjiang Goldwind Science & Technology Co., Ltd. Class H      2,754,440   3,491,219       0.0%
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H             4,121,000     565,878       0.0%
*   Xinming China Holdings, Ltd.                                     70,000      10,858       0.0%
#   Xinyi Solar Holdings, Ltd.                                   23,236,000   8,047,286       0.0%
#   XTEP International Holdings, Ltd.                             4,798,000   1,587,801       0.0%
*   Xunlei, Ltd. ADR                                                  9,872      91,513       0.0%
#   Yadea Group Holdings, Ltd.                                      304,000     105,241       0.0%
*   Yanchang Petroleum International, Ltd.                       21,950,000     385,663       0.0%
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.
      Class H                                                       958,500   3,570,949       0.0%
    Yanzhou Coal Mining Co., Ltd. Class H                         6,244,000   6,232,083       0.0%
    Yanzhou Coal Mining Co., Ltd. Sponsored ADR                      36,729     362,883       0.0%
#*  Yashili International Holdings, Ltd.                          2,650,000     594,476       0.0%
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H         224,000     646,228       0.0%
    Yida China Holdings, Ltd.                                       612,000     161,385       0.0%
    Yip's Chemical Holdings, Ltd.                                 1,348,000     507,147       0.0%
    Yirendai, Ltd. ADR                                              146,597   6,360,844       0.0%
#*  Youyuan International Holdings, Ltd.                          3,521,760   2,221,286       0.0%
*   Yuanda China Holdings, Ltd.                                   4,574,000      88,645       0.0%
    Yuexiu Property Co., Ltd.                                    57,427,784  11,128,913       0.1%
#   Yuexiu Transport Infrastructure, Ltd.                         3,507,415   2,573,324       0.0%
*   Yum China Holdings, Inc.                                        166,796   6,730,219       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
CHINA -- (Continued)
#   Yunnan Water Investment Co., Ltd. Class H                       578,000 $      235,615       0.0%
    Yuzhou Properties Co., Ltd.                                  14,439,800      7,132,734       0.0%
*   YY, Inc. ADR                                                    234,581     21,203,777       0.1%
#   Zhaojin Mining Industry Co., Ltd. Class H                     4,937,666      4,055,215       0.0%
    Zhejiang Expressway Co., Ltd. Class H                         5,474,000      6,769,399       0.0%
    Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H       1,178,000        665,777       0.0%
*   Zhong An Real Estate, Ltd.                                    8,994,888      1,189,344       0.0%
#   Zhongsheng Group Holdings, Ltd.                               5,111,500     10,506,375       0.1%
    Zhuhai Holdings Investment Group, Ltd.                          956,000        143,490       0.0%
    Zhuzhou CRRC Times Electric Co., Ltd. Class H                 1,578,250      9,237,414       0.0%
    Zijin Mining Group Co., Ltd. Class H                         27,372,000      9,472,321       0.0%
#   Zoomlion Heavy Industry Science and Technology Co., Ltd.
      Class H                                                     7,593,400      3,684,781       0.0%
*   ZTE Corp. Class H                                             1,060,192      3,683,490       0.0%
                                                                            --------------      ----
TOTAL CHINA                                                                  4,719,393,302      17.4%
                                                                            --------------      ----
COLOMBIA -- (0.3%)
    Almacenes Exito SA                                            1,447,260      7,773,780       0.0%
    Banco de Bogota SA                                               79,971      1,687,723       0.0%
    Bancolombia SA                                                  741,275      6,871,667       0.0%
    Bancolombia SA Sponsored ADR                                    338,076     12,762,369       0.1%
    Bolsa de Valores de Colombia                                  5,607,933         44,981       0.0%
    Celsia SA ESP                                                   834,763      1,232,092       0.0%
    Cementos Argos SA                                             1,387,345      5,062,221       0.0%
*   Cemex Latam Holdings SA                                       1,079,207      3,824,346       0.0%
    Constructora Conconcreto SA                                      19,345          6,302       0.0%
    Corp. Financiera Colombiana SA                                  225,571      2,120,718       0.0%
    Ecopetrol SA                                                 21,604,701     11,824,864       0.1%
    Ecopetrol SA Sponsored ADR                                      417,332      4,628,212       0.0%
    Empresa de Energia de Bogota SA ESP                           3,672,774      2,408,634       0.0%
*   Empresa de Telecomunicaciones de Bogota                       2,479,407        403,447       0.0%
    Grupo Argos SA                                                  200,401      1,306,999       0.0%
    Grupo Aval Acciones y Valores SA                                135,832      1,130,122       0.0%
    Grupo de Inversiones Suramericana SA                            428,480      5,439,719       0.0%
    Grupo Nutresa SA                                                384,604      3,416,117       0.0%
    Interconexion Electrica SA ESP                                2,086,482      9,135,925       0.1%
    Mineros SA                                                       17,511         14,391       0.0%
*   Odinsa SA                                                         5,135         16,373       0.0%
                                                                            --------------      ----
TOTAL COLOMBIA                                                                  81,111,002       0.3%
                                                                            --------------      ----
CZECH REPUBLIC -- (0.1%)
    CEZ A.S.                                                        927,330     20,333,847       0.1%
*   Fortuna Entertainment Group NV                                   82,351        553,334       0.0%
    Komercni banka A.S.                                             177,943      7,650,883       0.1%
    Moneta Money Bank A.S.                                           38,439        131,374       0.0%
    O2 Czech Republic A.S.                                          290,758      3,540,637       0.0%
    Philip Morris CR A.S.                                             3,340      2,471,361       0.0%
    Unipetrol A.S.                                                  281,712      4,807,710       0.0%
                                                                            --------------      ----
TOTAL CZECH REPUBLIC                                                            39,489,146       0.2%
                                                                            --------------      ----
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR(201712205)       209,466        956,212       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
EGYPT -- (Continued)
#   Commercial International Bank Egypt S.A.E. GDR(566828901)    3,062,705 $ 13,980,688       0.1%
    Egyptian Financial Group-Hermes Holding Co. GDR(710232901)      15,197       40,451       0.0%
    Egyptian Financial Group-Hermes Holding Co. GDR(268425402)      33,338       88,679       0.0%
                                                                           ------------       ---
TOTAL EGYPT                                                                  15,066,030       0.1%
                                                                           ------------       ---
GREECE -- (0.2%)
    Aegean Airlines SA                                             191,529    1,742,716       0.0%
*   Alpha Bank AE                                                  187,531      373,923       0.0%
    Athens Water Supply & Sewage Co. SA (The)                       93,921      673,368       0.0%
*   Ellaktor SA                                                    139,123      264,551       0.0%
*   Eurobank Ergasias SA                                            23,073       18,846       0.0%
*   FF Group                                                       156,853    3,286,219       0.0%
    Fourlis Holdings SA                                            155,827    1,011,218       0.0%
*   GEK Terna Holding Real Estate Construction SA                  246,078    1,215,655       0.0%
    Hellenic Exchanges - Athens Stock Exchange SA                  391,706    2,190,728       0.0%
    Hellenic Petroleum SA                                          487,671    4,306,174       0.0%
    Hellenic Telecommunications Organization SA                  1,054,511   12,531,278       0.1%
*   HOLDING Co. ADMIE IPTO SA                                      525,419    1,125,686       0.0%
*   Intracom Holdings SA                                           321,392      217,136       0.0%
*   Intralot SA-Integrated Lottery Systems & Services              726,755      906,468       0.0%
    JUMBO SA                                                       470,477    7,562,836       0.0%
*   Lamda Development SA                                            40,956      308,038       0.0%
*   Marfin Investment Group Holdings SA                          4,779,275      523,918       0.0%
    Motor Oil Hellas Corinth Refineries SA                         275,658    6,600,857       0.0%
*   Mytilineos Holdings SA                                         308,236    3,227,294       0.0%
*   National Bank of Greece SA                                     131,932       43,637       0.0%
    OPAP SA                                                        705,709    7,906,987       0.1%
*   Piraeus Bank SA                                                  3,555       10,226       0.0%
    Piraeus Port Authority SA                                       17,126      311,047       0.0%
*   Public Power Corp. SA                                          525,419    1,138,948       0.0%
    Sarantis SA                                                      5,137       73,897       0.0%
    Terna Energy SA                                                163,037      792,566       0.0%
    Titan Cement Co. SA                                            244,035    5,898,014       0.0%
                                                                           ------------       ---
TOTAL GREECE                                                                 64,262,231       0.2%
                                                                           ------------       ---
HONG KONG -- (0.0%)
*   BII Railway Transportation Technology Holdings Co., Ltd.     1,168,000      133,453       0.0%
    Lai Fung Holdings, Ltd.                                        531,590      896,116       0.0%
                                                                           ------------       ---
TOTAL HONG KONG                                                               1,029,569       0.0%
                                                                           ------------       ---
HUNGARY -- (0.4%)
*   CIG Pannonia Life Insurance P.L.C. Class A                       5,747        5,740       0.0%
    Magyar Telekom Telecommunications P.L.C.                     3,750,857    6,509,002       0.0%
    Magyar Telekom Telecommunications P.L.C. Sponsored ADR          36,206      313,997       0.0%
    MOL Hungarian Oil & Gas P.L.C.                               3,150,763   37,732,527       0.1%
    OTP Bank P.L.C.                                              1,302,317   52,503,830       0.2%
    Richter Gedeon Nyrt                                            530,386   13,193,117       0.1%
                                                                           ------------       ---
TOTAL HUNGARY                                                               110,258,213       0.4%
                                                                           ------------       ---
INDIA -- (12.6%)
*   3M India, Ltd.                                                   6,744    1,477,531       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
*   5Paisa Capital, Ltd.                                             43,141 $   174,008       0.0%
    8K Miles Software Services, Ltd.                                 39,206     405,941       0.0%
    Aarti Drugs, Ltd.                                                 5,970      49,612       0.0%
    Aarti Industries                                                206,794   3,011,386       0.0%
*   Aban Offshore, Ltd.                                             294,486     916,025       0.0%
    ABB India, Ltd.                                                 122,480   2,622,577       0.0%
    Abbott India, Ltd.                                                6,683     438,019       0.0%
    ACC, Ltd.                                                       270,666   7,562,693       0.0%
    Accelya Kale Solutions, Ltd.                                      1,654      35,748       0.0%
    Adani Enterprises, Ltd.                                       2,599,564   5,323,814       0.0%
    Adani Ports & Special Economic Zone, Ltd.                     3,982,844  26,512,190       0.1%
*   Adani Power, Ltd.                                             9,676,205   4,912,997       0.0%
*   Adani Transmissions, Ltd.                                     1,861,612   5,982,214       0.0%
*   Aditya Birla Capital, Ltd.                                    1,542,989   4,236,765       0.0%
*   Aditya Birla Fashion and Retail, Ltd.                         1,795,365   4,334,284       0.0%
    Aegis Logistics, Ltd.                                           727,985   2,605,865       0.0%
    Agro Tech Foods, Ltd.                                            34,539     288,902       0.0%
*   Ahluwalia Contracts India Ltd.                                   16,667      81,941       0.0%
    AIA Engineering, Ltd.                                           214,570   4,553,515       0.0%
    Ajanta Pharma, Ltd.                                             280,010   5,270,024       0.0%
    Akzo Nobel India, Ltd.                                           78,172   2,301,608       0.0%
    Alembic Pharmaceuticals, Ltd.                                   468,315   3,654,701       0.0%
    Alembic, Ltd.                                                   812,393     493,010       0.0%
    Alkem Laboratories, Ltd.                                         14,240     409,938       0.0%
*   Allahabad Bank                                                2,104,339   2,551,589       0.0%
    Allcargo Logistics, Ltd.                                        402,440   1,083,159       0.0%
*   Alok Industries, Ltd.                                           107,343       5,729       0.0%
    Amara Raja Batteries, Ltd.                                      484,613   5,242,358       0.0%
    Ambuja Cements, Ltd.                                          2,506,595  10,892,822       0.1%
*   Amtek Auto, Ltd.                                                876,612     336,311       0.0%
    Anant Raj, Ltd.                                               1,229,104   1,140,998       0.0%
*   Andhra Bank                                                   2,227,685   2,280,815       0.0%
    Apar Industries, Ltd.                                           116,776   1,381,086       0.0%
    APL Apollo Tubes, Ltd.                                           30,289     866,365       0.0%
    Apollo Hospitals Enterprise, Ltd.                               380,092   6,087,976       0.0%
    Apollo Tyres, Ltd.                                            2,887,972  10,988,824       0.1%
    Arcotech, Ltd.                                                  102,660      76,316       0.0%
*   Arvind SmartSpaces, Ltd.                                         10,177      25,397       0.0%
    Arvind, Ltd.                                                  1,919,720  11,907,552       0.1%
    Asahi India Glass, Ltd.                                         301,844   1,849,915       0.0%
    Ashiana Housing, Ltd.                                            67,344     175,249       0.0%
    Ashok Leyland, Ltd.                                          10,933,949  22,160,478       0.1%
    Ashoka Buildcon, Ltd.                                           278,155     916,664       0.0%
    Asian Paints, Ltd.                                            1,411,925  25,807,834       0.1%
    Astra Microwave Products, Ltd.                                   90,438     166,588       0.0%
    Astral Polytechnik, Ltd.                                        133,870   1,580,619       0.0%
    Atul, Ltd.                                                      111,805   4,134,758       0.0%
    Aurobindo Pharma, Ltd.                                        2,432,389  28,620,662       0.1%
    Automotive Axles, Ltd.                                           11,299     161,976       0.0%
    Avanti Feeds, Ltd.                                               42,312   1,843,973       0.0%
    Axis Bank, Ltd.                                               4,039,015  32,781,030       0.1%
    Bajaj Auto, Ltd.                                                497,919  25,082,575       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    Bajaj Corp., Ltd.                                              416,942 $ 2,989,819       0.0%
    Bajaj Electricals, Ltd.                                        332,361   2,003,790       0.0%
    Bajaj Finance, Ltd.                                            627,880  17,458,627       0.1%
    Bajaj Finserv, Ltd.                                            249,086  19,436,906       0.1%
*   Bajaj Hindusthan Sugar, Ltd.                                 4,469,320   1,033,185       0.0%
    Bajaj Holdings & Investment, Ltd.                              186,575   8,589,517       0.1%
    Balaji Amines, Ltd.                                             28,353     227,492       0.0%
    Balaji Telefilms, Ltd.                                           5,082      11,612       0.0%
    Balkrishna Industries, Ltd.                                    331,295   8,777,582       0.1%
*   Ballarpur Industries, Ltd.                                   2,201,648     476,619       0.0%
    Balmer Lawrie & Co., Ltd.                                      443,694   1,621,282       0.0%
    Balrampur Chini Mills, Ltd.                                  1,754,760   4,653,661       0.0%
    Banco Products India, Ltd.                                      46,941     160,630       0.0%
    Bank of Baroda                                               3,271,162   8,603,301       0.1%
*   Bank of India                                                2,337,633   6,935,783       0.0%
*   Bank Of Maharashtra                                            665,140     285,153       0.0%
    Bannari Amman Sugars, Ltd.                                       3,050     108,394       0.0%
    BASF India, Ltd.                                                54,296   1,456,686       0.0%
    Bata India, Ltd.                                               262,044   3,291,591       0.0%
    BEML, Ltd.                                                     125,184   3,313,837       0.0%
    Berger Paints India, Ltd.                                    1,745,701   7,227,879       0.0%
*   BF Utilities, Ltd.                                              87,466     609,777       0.0%
*   BGR Energy Systems, Ltd.                                       131,573     292,336       0.0%
    Bhansali Engineering Polymers, Ltd.                            445,500     964,651       0.0%
    Bharat Electronics, Ltd.                                     2,359,811   6,710,719       0.0%
*   Bharat Financial Inclusion, Ltd.                               409,307   6,172,631       0.0%
    Bharat Forge, Ltd.                                           1,843,886  20,127,207       0.1%
    Bharat Heavy Electricals, Ltd.                               5,640,603   8,540,054       0.0%
    Bharat Petroleum Corp., Ltd.                                 2,914,926  24,339,026       0.1%
    Bharti Airtel, Ltd.                                          6,761,031  52,024,009       0.2%
    Bharti Infratel, Ltd.                                        2,005,580  13,704,526       0.1%
    Biocon, Ltd.                                                 1,477,697   8,209,924       0.0%
    Birla Corp., Ltd.                                              125,492   2,218,597       0.0%
    Bliss Gvs Pharma, Ltd.                                         357,439     963,794       0.0%
    Blue Dart Express, Ltd.                                         28,910   1,874,005       0.0%
    Blue Star, Ltd.                                                233,972   2,888,346       0.0%
    Bodal Chemicals, Ltd.                                          518,691   1,444,598       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.                      1,162,336   3,486,123       0.0%
    Bosch, Ltd.                                                     18,115   5,878,748       0.0%
    Brigade Enterprises, Ltd.                                      259,181   1,052,497       0.0%
    Britannia Industries, Ltd.                                     130,770   9,355,394       0.1%
    Cadila Healthcare, Ltd.                                      1,530,137  11,874,140       0.1%
*   Camlin Fine Sciences, Ltd.                                     113,508     155,079       0.0%
    Can Fin Homes, Ltd.                                            357,090   2,644,699       0.0%
    Canara Bank                                                  1,171,568   7,369,975       0.0%
    Capital First, Ltd.                                            198,158   2,302,414       0.0%
    Caplin Point Laboratories, Ltd.                                129,016   1,333,840       0.0%
    Carborundum Universal, Ltd.                                    378,183   2,110,450       0.0%
    Care Ratings, Ltd.                                             141,681   3,293,582       0.0%
    Castrol India, Ltd.                                            625,597   3,865,259       0.0%
    CCL Products India, Ltd.                                       525,465   2,600,127       0.0%
    Ceat, Ltd.                                                     335,801   8,681,168       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    Century Plyboards India, Ltd.                                  864,242 $ 3,764,529       0.0%
    Century Textiles & Industries, Ltd.                            146,827   3,080,663       0.0%
    Cera Sanitaryware, Ltd.                                         22,099   1,115,766       0.0%
    CESC, Ltd.                                                     576,121   9,062,819       0.1%
*   CG Power and Industrial Solutions, Ltd.                      3,772,388   4,837,222       0.0%
    Chambal Fertilizers and Chemicals, Ltd.                      1,730,066   4,045,212       0.0%
    Chennai Petroleum Corp., Ltd.                                  523,508   3,797,026       0.0%
    Chennai Super Kings Cricket, Ltd.                            2,606,099      16,975       0.0%
    Cholamandalam Investment and Finance Co., Ltd.                 244,611   4,343,864       0.0%
    Cipla, Ltd.                                                  1,636,802  15,835,369       0.1%
    City Union Bank, Ltd.                                        1,448,257   3,622,843       0.0%
    Clariant Chemicals India, Ltd.                                  67,094     645,893       0.0%
    Coal India, Ltd.                                             1,954,765   8,666,606       0.1%
*   Coffee Day Enterprises, Ltd.                                   124,211     425,880       0.0%
    Colgate-Palmolive India, Ltd.                                  543,234   8,915,385       0.1%
    Container Corp. Of India, Ltd.                                 277,445   5,915,529       0.0%
    Coromandel International, Ltd.                                 769,424   6,116,186       0.0%
*   Corp. Bank                                                   1,547,665   1,080,510       0.0%
    Cox & Kings, Ltd.                                              816,472   3,294,180       0.0%
    CRISIL, Ltd.                                                    83,036   2,307,109       0.0%
    Crompton Greaves Consumer Electricals, Ltd.                  3,508,489  11,967,379       0.1%
    Cummins India, Ltd.                                            328,292   4,588,011       0.0%
    Cyient, Ltd.                                                   222,372   1,856,164       0.0%
    Dabur India, Ltd.                                            2,185,378  11,248,288       0.1%
    Dalmia Bharat Sugar & Industries, Ltd.                          95,867     272,428       0.0%
    Dalmia Bharat, Ltd.                                            166,739   7,728,025       0.0%
    DB Corp., Ltd.                                                 191,980   1,067,844       0.0%
*   DB Realty, Ltd.                                                854,820     498,654       0.0%
    DCB Bank, Ltd.                                               2,118,433   5,816,808       0.0%
    DCM Shriram, Ltd.                                              316,560   2,569,307       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.                346,262   2,535,898       0.0%
    Deepak Nitrite, Ltd.                                           131,693     443,006       0.0%
    Delta Corp., Ltd.                                              584,430   2,397,643       0.0%
*   DEN Networks, Ltd.                                             473,388     627,464       0.0%
*   Dena Bank                                                    1,435,237     615,657       0.0%
    Dewan Housing Finance Corp., Ltd.                            1,522,205  15,093,069       0.1%
    DFM Foods, Ltd.                                                  1,542      45,701       0.0%
    Dhampur Sugar Mills, Ltd.                                      259,288   1,267,398       0.0%
    Dhanuka Agritech, Ltd.                                          62,911     626,680       0.0%
    Dilip Buildcon, Ltd.                                             7,112      93,461       0.0%
*   Dish TV India, Ltd.                                          4,942,524   5,926,906       0.0%
*   Dishman Carbogen Amcis, Ltd.                                   712,972   3,260,983       0.0%
    Divi's Laboratories, Ltd.                                      682,541   9,296,432       0.1%
    DLF, Ltd.                                                    2,671,425   8,328,938       0.0%
    Dr Lal PathLabs, Ltd.                                           11,945     144,306       0.0%
    Dr Reddy's Laboratories, Ltd.                                  312,819  11,670,056       0.1%
    Dr Reddy's Laboratories, Ltd. ADR                              323,859  11,778,752       0.1%
    Dredging Corp. Of India, Ltd.                                   71,584     619,079       0.0%
    Dwarikesh Sugar Industries, Ltd.                               339,628     401,832       0.0%
*   Dynamatic Technologies, Ltd.                                     7,283     244,723       0.0%
    eClerx Services, Ltd.                                          155,830   3,104,541       0.0%
    Edelweiss Financial Services, Ltd.                           2,406,922  10,457,880       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    Eicher Motors, Ltd.                                              50,499 $25,133,190       0.1%
    EID Parry India, Ltd.                                           693,331   3,991,721       0.0%
    EIH, Ltd.                                                       837,181   1,985,771       0.0%
    Electrosteel Castings, Ltd.                                     978,346     483,556       0.0%
    Elgi Equipments, Ltd.                                            78,867     293,632       0.0%
    Emami, Ltd.                                                     372,914   7,266,214       0.0%
    Engineers India, Ltd.                                         1,442,270   4,141,356       0.0%
    Entertainment Network India, Ltd.                                47,743     590,552       0.0%
*   Eros International Media, Ltd.                                  346,528   1,120,606       0.0%
    Escorts, Ltd.                                                   409,542   4,812,531       0.0%
    Essel Propack, Ltd.                                             523,853   2,306,724       0.0%
*   Eveready Industries India, Ltd.                                 332,200   1,731,872       0.0%
    Exide Industries, Ltd.                                        2,492,224   8,070,703       0.0%
    FDC, Ltd.                                                       414,152   1,222,114       0.0%
    Federal Bank, Ltd.                                           10,982,783  20,697,156       0.1%
*   Federal-Mogul Goetze India, Ltd.                                 40,582     314,287       0.0%
    FIEM Industries, Ltd.                                            19,351     277,561       0.0%
    Finolex Cables, Ltd.                                            602,704   5,716,140       0.0%
    Finolex Industries, Ltd.                                        512,677   5,663,945       0.0%
*   Firstsource Solutions, Ltd.                                   3,087,534   2,100,297       0.0%
*   Fortis Healthcare, Ltd.                                       1,036,542   2,308,787       0.0%
*   Future Consumer, Ltd.                                         1,135,049   1,070,945       0.0%
    Future Enterprises, Ltd.                                      1,462,727   1,165,521       0.0%
    Future Lifestyle Fashions, Ltd.                                   9,053      49,474       0.0%
*   Future Retail, Ltd.                                             807,317   6,478,048       0.0%
    Gabriel India, Ltd.                                             945,578   2,879,547       0.0%
    GAIL India, Ltd.                                              2,149,421  15,440,835       0.1%
    Garware Wall Ropes, Ltd.                                         25,165     367,660       0.0%
    Gateway Distriparks, Ltd.                                       720,994   2,930,507       0.0%
    Gati, Ltd.                                                      522,733     965,283       0.0%
    Gayatri Projects, Ltd.                                          140,480     420,858       0.0%
    GE Power India, Ltd.                                            110,738   1,164,416       0.0%
    GE T&D India, Ltd.                                               85,222     516,164       0.0%
    Genus Power Infrastructures, Ltd.                                17,836      16,980       0.0%
    Geojit Financial Services, Ltd.                                 252,370     499,151       0.0%
    GHCL, Ltd.                                                      373,819   1,310,785       0.0%
    GIC Housing Finance, Ltd.                                       146,604   1,097,111       0.0%
    Gillette India, Ltd.                                             24,301   2,239,768       0.0%
    GlaxoSmithKline Consumer Healthcare, Ltd.                        39,858   3,122,727       0.0%
    GlaxoSmithKline Pharmaceuticals, Ltd.                            18,447     732,914       0.0%
    Glenmark Pharmaceuticals, Ltd.                                  922,291   8,815,169       0.1%
*   GMR Infrastructure, Ltd.                                     18,026,191   5,365,898       0.0%
    GOCL Corp., Ltd.                                                 31,092     255,197       0.0%
    Godfrey Phillips India, Ltd.                                    106,842   1,659,204       0.0%
    Godrej Consumer Products, Ltd.                                1,027,478  14,816,257       0.1%
    Godrej Industries, Ltd.                                         405,881   3,710,398       0.0%
*   Godrej Properties, Ltd.                                         454,134   4,776,320       0.0%
    Granules India, Ltd.                                          1,249,723   2,695,490       0.0%
    Graphite India, Ltd.                                            439,338   3,374,692       0.0%
    Grasim Industries, Ltd.                                       1,102,135  20,939,897       0.1%
    Great Eastern Shipping Co., Ltd. (The)                          490,230   2,950,768       0.0%
    Greaves Cotton, Ltd.                                            867,336   1,722,236       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    Greenply Industries, Ltd.                                      170,268 $   734,112       0.0%
    Grindwell Norton, Ltd.                                          43,769     321,893       0.0%
    Gruh Finance, Ltd.                                             663,109   5,119,982       0.0%
*   GTL Infrastructure, Ltd.                                     5,332,817     573,953       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                             245,425   3,013,917       0.0%
    Gujarat Ambuja Exports, Ltd.                                   110,349     298,371       0.0%
    Gujarat Fluorochemicals, Ltd.                                  216,461   3,112,298       0.0%
    Gujarat Gas, Ltd.                                              206,353   2,873,866       0.0%
    Gujarat Industries Power Co., Ltd.                             119,156     262,648       0.0%
    Gujarat Mineral Development Corp., Ltd.                        843,854   2,287,124       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.           459,405   3,698,061       0.0%
    Gujarat Pipavav Port, Ltd.                                   1,120,192   2,445,125       0.0%
    Gujarat State Fertilizers & Chemicals, Ltd.                    886,282   2,204,433       0.0%
    Gujarat State Petronet, Ltd.                                 1,596,744   5,035,438       0.0%
    Gulf Oil Lubricants India, Ltd.                                 73,751     896,195       0.0%
*   GVK Power & Infrastructure, Ltd.                             6,658,947   1,926,650       0.0%
*   Hathway Cable & Datacom, Ltd.                                1,935,540     913,086       0.0%
    Hatsun Agro Products, Ltd.                                      28,688     316,285       0.0%
    Havells India, Ltd.                                          1,724,597  12,930,832       0.1%
    HBL Power Systems, Ltd.                                         90,979      90,164       0.0%
*   HCL Infosystems, Ltd.                                        1,174,219     868,083       0.0%
    HCL Technologies, Ltd.                                       3,361,309  44,394,821       0.2%
    HDFC Bank, Ltd.                                              2,994,559  83,742,852       0.3%
*   HEG, Ltd.                                                       86,237   2,287,372       0.0%
    HeidelbergCement India, Ltd.                                   960,527   2,208,080       0.0%
    Heritage Foods, Ltd.                                            87,210   1,053,174       0.0%
    Hero MotoCorp, Ltd.                                            387,009  23,055,446       0.1%
    Hexaware Technologies, Ltd.                                  1,564,899   6,879,269       0.0%
    Hikal, Ltd.                                                     65,282     255,962       0.0%
*   Himachal Futuristic Communications, Ltd.                     7,740,452   3,538,598       0.0%
    Himadri Speciality Chemical, Ltd.                              811,916   2,171,958       0.0%
    Himatsingka Seide, Ltd.                                        299,856   1,703,998       0.0%
    Hindalco Industries, Ltd.                                    6,596,940  27,290,144       0.1%
    Hinduja Global Solutions, Ltd.                                  38,447     342,520       0.0%
    Hinduja Ventures, Ltd.                                          10,967      83,509       0.0%
*   Hindustan Construction Co., Ltd.                             5,956,905   3,684,798       0.0%
    Hindustan Media Ventures, Ltd.                                  18,579      68,032       0.0%
*   Hindustan Oil Exploration Co., Ltd.                            110,828     158,604       0.0%
    Hindustan Petroleum Corp., Ltd.                              2,830,700  19,533,522       0.1%
    Hindustan Unilever, Ltd.                                     1,900,429  36,364,668       0.2%
    Honda SIEL Power Products, Ltd.                                  7,464     158,644       0.0%
    Honeywell Automation India, Ltd.                                 7,475   1,828,903       0.0%
*   Housing Development & Infrastructure, Ltd.                   3,824,905   3,467,980       0.0%
    Housing Development Finance Corp., Ltd.                      3,249,255  85,368,228       0.3%
    HSIL, Ltd.                                                     247,937   1,619,089       0.0%
    HT Media, Ltd.                                                 462,213     732,681       0.0%
    Huhtamaki PPL, Ltd.                                             56,704     226,786       0.0%
    I G Petrochemicals, Ltd.                                        31,197     350,735       0.0%
    ICICI Bank, Ltd.                                               973,166   4,560,514       0.0%
    ICICI Bank, Ltd. Sponsored ADR                               3,388,275  31,002,716       0.1%
    ICRA, Ltd.                                                       1,187      71,794       0.0%
*   IDBI Bank, Ltd.                                              5,681,560   5,524,594       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    Idea Cellular, Ltd.                                          13,772,915 $19,735,669       0.1%
    IDFC Bank, Ltd.                                               3,192,497   2,791,718       0.0%
    IDFC, Ltd.                                                    2,442,651   2,378,396       0.0%
*   IFB Industries, Ltd.                                             24,754     367,466       0.0%
*   IFCI, Ltd.                                                    8,624,140   3,244,104       0.0%
    Igarashi Motors India, Ltd.                                      49,841     698,537       0.0%
    IIFL Holdings, Ltd.                                           1,078,536  10,245,594       0.1%
*   IL&FS Transportation Networks, Ltd.                             900,087   1,244,099       0.0%
    India Cements, Ltd. (The)                                     2,429,137   7,303,357       0.0%
    Indiabulls Housing Finance, Ltd.                              2,264,890  43,516,234       0.2%
*   Indiabulls Real Estate, Ltd.                                  3,013,375  10,532,991       0.1%
    Indiabulls Ventures, Ltd.                                       886,672   3,909,682       0.0%
    Indian Bank                                                     778,674   3,766,968       0.0%
    Indian Hotels Co., Ltd. (The)                                 2,572,041   4,517,548       0.0%
    Indian Hume Pipe Co., Ltd.                                       60,363     471,510       0.0%
    Indian Metals & Ferro Alloys, Ltd.                               23,921     251,398       0.0%
    Indian Oil Corp., Ltd.                                        3,443,484  22,109,914       0.1%
*   Indian Overseas Bank                                          2,480,550     967,590       0.0%
    Indo Count Industries, Ltd.                                     826,818   1,518,713       0.0%
    Indoco Remedies, Ltd.                                           244,298     992,854       0.0%
    Indraprastha Gas, Ltd.                                          356,078   8,717,457       0.1%
    IndusInd Bank, Ltd.                                             796,757  20,060,743       0.1%
    INEOS Styrolution India, Ltd.                                    20,790     316,410       0.0%
    Infosys, Ltd.                                                 4,930,006  70,205,139       0.3%
    Infosys, Ltd. Sponsored ADR                                   3,708,004  55,063,859       0.2%
    Ingersoll-Rand India, Ltd.                                       64,327     792,211       0.0%
*   Inox Leisure, Ltd.                                              460,964   1,745,370       0.0%
*   Inox Wind, Ltd.                                                  85,345     194,529       0.0%
    Insecticides India, Ltd.                                          1,157      15,798       0.0%
*   Intellect Design Arena, Ltd.                                    502,463   1,090,650       0.0%
    InterGlobe Aviation, Ltd.                                       219,101   4,226,784       0.0%
*   International Paper APPM, Ltd.                                   47,057     209,544       0.0%
    Ipca Laboratories, Ltd.                                         319,492   2,634,241       0.0%
    IRB Infrastructure Developers, Ltd.                           1,411,704   5,310,969       0.0%
    ITC, Ltd.                                                    13,190,874  54,189,612       0.2%
    ITD Cementation India, Ltd.                                     349,972     979,436       0.0%
*   ITI, Ltd.                                                        42,301      99,869       0.0%
    J Kumar Infraprojects, Ltd.                                     199,521     816,958       0.0%
    Jagran Prakashan, Ltd.                                          818,286   2,243,514       0.0%
    Jai Corp., Ltd.                                                 519,799   1,025,792       0.0%
    Jain Irrigation Systems, Ltd.                                 4,819,362   7,655,781       0.0%
*   Jaiprakash Associates, Ltd.                                  19,005,425   5,434,892       0.0%
*   Jaiprakash Power Ventures, Ltd.                               5,422,886     661,241       0.0%
*   Jammu & Kashmir Bank, Ltd. (The)                              1,996,427   2,544,457       0.0%
    Jamna Auto Industries, Ltd.                                   1,564,368   1,595,163       0.0%
    Jay Bharat Maruti, Ltd.                                          18,352     167,515       0.0%
    Jayant Agro-Organics, Ltd.                                       39,122     262,136       0.0%
*   Jaypee Infratech, Ltd.                                        3,134,506     652,495       0.0%
    JB Chemicals & Pharmaceuticals, Ltd.                            246,888   1,095,008       0.0%
    JBF Industries, Ltd.                                            285,990     980,386       0.0%
*   Jet Airways India, Ltd.                                         219,813   1,989,437       0.0%
    Jindal Poly Films, Ltd.                                         194,636   1,208,829       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    Jindal Saw, Ltd.                                             1,503,306 $ 2,896,223       0.0%
*   Jindal Stainless Hisar, Ltd.                                   447,823   1,599,161       0.0%
*   Jindal Stainless, Ltd.                                         113,273     208,184       0.0%
*   Jindal Steel & Power, Ltd.                                   4,714,810  11,904,230       0.1%
*   JITF Infralogistics, Ltd.                                      117,785      68,916       0.0%
    JK Cement, Ltd.                                                145,089   2,228,781       0.0%
    JK Lakshmi Cement, Ltd.                                        383,173   2,551,362       0.0%
    JK Paper, Ltd.                                                 589,036   1,029,635       0.0%
    JK Tyre & Industries, Ltd.                                   1,097,569   2,471,276       0.0%
    JM Financial, Ltd.                                           2,209,864   5,619,250       0.0%
    Johnson Controls-Hitachi Air Conditioning India, Ltd.           54,152   1,969,303       0.0%
    JSW Energy, Ltd.                                             4,442,945   5,839,520       0.0%
*   JSW Holdings, Ltd.                                              20,395     593,456       0.0%
    JSW Steel, Ltd.                                              9,223,245  36,986,925       0.2%
    Jubilant Foodworks, Ltd.                                       446,060  11,244,121       0.1%
    Jubilant Life Sciences, Ltd.                                   762,605   7,546,980       0.0%
*   Just Dial, Ltd.                                                477,794   3,411,899       0.0%
    Jyothy Laboratories, Ltd.                                      292,399   1,795,594       0.0%
    Kajaria Ceramics, Ltd.                                         674,760   7,092,383       0.0%
    Kalpataru Power Transmission, Ltd.                             459,109   2,656,679       0.0%
    Kalyani Steels, Ltd.                                           175,633   1,137,431       0.0%
    Kansai Nerolac Paints, Ltd.                                    578,437   4,618,294       0.0%
    Karnataka Bank, Ltd. (The)                                   2,160,687   5,437,558       0.0%
    Karur Vysya Bank, Ltd. (The)                                 1,447,017   2,834,466       0.0%
    Kaveri Seed Co., Ltd.                                          295,116   2,612,274       0.0%
*   KAYA, Ltd.                                                       6,843      99,291       0.0%
    KCP, Ltd.                                                      355,129     673,100       0.0%
    KEC International, Ltd.                                      1,138,803   5,142,369       0.0%
    KEI Industries, Ltd.                                           281,590   1,456,523       0.0%
*   Kesoram Industries, Ltd.                                        81,155     176,489       0.0%
    Kewal Kiran Clothing, Ltd.                                          41       1,159       0.0%
    Kirloskar Brothers, Ltd.                                        48,197     187,730       0.0%
    Kirloskar Oil Engines, Ltd.                                    124,906     686,680       0.0%
    Kitex Garments, Ltd.                                           178,449     640,152       0.0%
    KNR Constructions, Ltd.                                        104,587     403,462       0.0%
    Kolte-Patil Developers, Ltd.                                   209,557     818,784       0.0%
    Kotak Mahindra Bank, Ltd.                                    1,828,595  29,002,141       0.1%
    KPIT Technologies, Ltd.                                      1,698,206   3,849,183       0.0%
    KPR Mill, Ltd.                                                  67,743     847,379       0.0%
    KRBL, Ltd.                                                     561,183   5,612,040       0.0%
    KSB Pumps, Ltd.                                                 20,312     265,302       0.0%
    Kwality, Ltd.                                                  702,748   1,092,147       0.0%
    L&T Finance Holdings, Ltd.                                   3,449,800  10,744,545       0.1%
    LA Opala RG, Ltd.                                               40,238     329,818       0.0%
    Lakshmi Machine Works, Ltd.                                     27,597   2,499,672       0.0%
    Lakshmi Vilas Bank, Ltd. (The)                                 824,548   1,917,758       0.0%
*   Lanco Infratech, Ltd.                                        2,982,274      48,443       0.0%
    Larsen & Toubro Infotech, Ltd.                                   5,993      77,353       0.0%
    Larsen & Toubro, Ltd.                                        1,510,573  28,556,730       0.1%
    LEEL Electricals Ltd.                                           69,141     319,631       0.0%
    LG Balakrishnan & Bros, Ltd.                                    13,794     200,270       0.0%
    LIC Housing Finance, Ltd.                                    2,513,530  23,272,333       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    Linde India, Ltd.                                               26,902 $   181,193       0.0%
    LT Foods, Ltd.                                                 526,694     555,239       0.0%
    Lumax Industries, Ltd.                                           1,788      46,503       0.0%
    Lupin, Ltd.                                                    980,865  15,546,955       0.1%
    LUX Industries, Ltd.                                             3,782      68,700       0.0%
    Magma Fincorp, Ltd.                                            302,123     824,304       0.0%
    Maharashtra Seamless, Ltd.                                     205,846   1,600,444       0.0%
    Mahindra & Mahindra Financial Services, Ltd.                 1,332,226   8,912,122       0.1%
    Mahindra & Mahindra, Ltd.                                    1,389,816  28,899,949       0.1%
*   Mahindra CIE Automotive, Ltd.                                  363,182   1,407,160       0.0%
    Mahindra Holidays & Resorts India, Ltd.                        343,632   1,995,774       0.0%
    Mahindra Lifespace Developers, Ltd.                            111,734     765,282       0.0%
    Majesco, Ltd.                                                    3,384      28,183       0.0%
    Man Infraconstruction, Ltd.                                    656,147     645,771       0.0%
    Manappuram Finance, Ltd.                                     4,707,880   7,355,237       0.0%
    Mangalore Refinery & Petrochemicals, Ltd.                    1,583,644   3,507,846       0.0%
    Marico, Ltd.                                                 2,764,253  13,467,206       0.1%
    Marksans Pharma, Ltd.                                        1,639,766   1,134,278       0.0%
    Maruti Suzuki India, Ltd.                                      405,353  51,478,406       0.2%
    Max Financial Services, Ltd.                                   607,783   5,488,484       0.0%
*   MAX India, Ltd.                                                801,502   1,678,636       0.0%
*   Max Ventures & Industries, Ltd.                                 45,352      58,835       0.0%
    Mayur Uniquoters, Ltd.                                          77,397     540,201       0.0%
    McLeod Russel India, Ltd.                                      439,703   1,122,289       0.0%
    Meghmani Organics, Ltd.                                      1,141,266   2,078,293       0.0%
    MEP Infrastructure Developers, Ltd.                             42,835      65,509       0.0%
    Mercator, Ltd.                                                 954,448     671,518       0.0%
    Merck, Ltd.                                                     43,467     747,123       0.0%
    Minda Corp., Ltd.                                              258,543     570,461       0.0%
    Minda Industries, Ltd.                                         153,518   1,939,225       0.0%
    MindTree, Ltd.                                               1,017,682   7,547,963       0.0%
    Mirza International, Ltd.                                      325,612     805,303       0.0%
    MOIL, Ltd.                                                     532,939   2,173,481       0.0%
    Monsanto India, Ltd.                                            50,185   1,922,228       0.0%
    Motherson Sumi Systems, Ltd.                                 3,049,452  17,157,734       0.1%
    Motilal Oswal Financial Services, Ltd.                         130,481   2,766,107       0.0%
    Mphasis, Ltd.                                                  543,199   5,786,723       0.0%
*   MPS, Ltd.                                                       21,674     195,948       0.0%
    MRF, Ltd.                                                        9,945  10,219,786       0.1%
    Muthoot Finance, Ltd.                                          745,855   5,683,810       0.0%
*   Nagarjuna Fertilizers & Chemicals, Ltd.                        289,078      80,743       0.0%
    Natco Pharma, Ltd.                                             412,087   6,194,614       0.0%
    National Aluminium Co., Ltd.                                 4,386,418   6,469,186       0.0%
    Nava Bharat Ventures, Ltd.                                     390,452     849,530       0.0%
    Navin Fluorine International, Ltd.                              98,835   1,135,712       0.0%
*   Navkar Corp., Ltd.                                              43,057     128,007       0.0%
    Navneet Education, Ltd.                                        659,943   1,699,096       0.0%
    NBCC India, Ltd.                                               107,599     435,214       0.0%
    NCC, Ltd.                                                    5,250,851   8,864,330       0.1%
    Nectar Lifesciences, Ltd.                                       53,149      22,873       0.0%
    NESCO, Ltd.                                                    191,987   1,517,592       0.0%
    Nestle India, Ltd.                                              88,997   9,898,117       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
*   Network 18 Media & Investments, Ltd.                           224,882 $   178,676       0.0%
*   Neuland Laboratories, Ltd.                                      17,291     294,931       0.0%
    NHPC, Ltd.                                                   9,438,267   4,178,075       0.0%
    NIIT Technologies, Ltd.                                        548,859   5,725,665       0.0%
*   NIIT, Ltd.                                                     862,688   1,397,037       0.0%
    Nilkamal, Ltd.                                                  90,571   2,250,535       0.0%
    NLC India, Ltd.                                                105,566     161,102       0.0%
    NOCIL, Ltd.                                                    857,101   2,432,097       0.0%
    NRB Bearings, Ltd.                                              51,958     111,825       0.0%
    NTPC, Ltd.                                                   4,869,412  13,575,828       0.1%
    Nucleus Software Exports, Ltd.                                  22,741     122,399       0.0%
    Oberoi Realty, Ltd.                                            443,082   3,247,675       0.0%
    OCL India, Ltd.                                                 63,317   1,407,952       0.0%
    Oil & Natural Gas Corp., Ltd.                                4,178,136  12,345,679       0.1%
    Oil India, Ltd.                                                944,370   5,385,575       0.0%
    Omaxe, Ltd.                                                    674,112   2,130,961       0.0%
    OnMobile Global, Ltd.                                          192,346     177,077       0.0%
    Oracle Financial Services Software, Ltd.                        87,606   4,723,025       0.0%
    Orient Cement, Ltd.                                            307,309     799,210       0.0%
    Orient Paper & Industries, Ltd.                                164,725     286,577       0.0%
    Orient Refractories, Ltd.                                      129,119     318,182       0.0%
*   Oriental Bank of Commerce                                    1,043,995   2,272,173       0.0%
    Orissa Minerals Development Co., Ltd.                            6,450     185,896       0.0%
    Page Industries, Ltd.                                           28,428   8,694,200       0.1%
*   Parsvnath Developers, Ltd.                                      99,248      35,049       0.0%
*   Patel Engineering, Ltd.                                        196,621     247,988       0.0%
    PC Jeweller, Ltd.                                              965,758   5,219,708       0.0%
    Persistent Systems, Ltd.                                       240,586   2,434,049       0.0%
    Petronet LNG, Ltd.                                           3,465,773  13,919,648       0.1%
    Pfizer, Ltd.                                                    66,818   1,780,999       0.0%
    Phillips Carbon Black, Ltd.                                     91,997   1,313,081       0.0%
    Phoenix Mills, Ltd. (The)                                      284,200   2,322,109       0.0%
    PI Industries, Ltd.                                            444,227   5,630,061       0.0%
    Pidilite Industries, Ltd.                                      748,488   9,035,873       0.1%
    Piramal Enterprises, Ltd.                                      375,966  15,904,701       0.1%
*   Polaris Consulting & Services, Ltd.                            148,579     649,917       0.0%
    Poly Medicure, Ltd.                                             36,239     150,065       0.0%
    Polyplex Corp., Ltd.                                            33,760     294,370       0.0%
    Power Finance Corp., Ltd.                                    6,084,590  13,100,155       0.1%
    Power Grid Corp. of India, Ltd.                              5,143,966  16,829,108       0.1%
    Prabhat Dairy, Ltd.                                            171,910     377,584       0.0%
    Praj Industries, Ltd.                                          854,359   1,042,754       0.0%
*   Prakash Industries, Ltd.                                       464,639   1,063,027       0.0%
    Prestige Estates Projects, Ltd.                                667,259   3,163,278       0.0%
    Pricol, Ltd.                                                    27,181      43,197       0.0%
*   Prism Cement, Ltd.                                             374,755     688,776       0.0%
    Procter & Gamble Hygiene & Health Care, Ltd.                    26,460   3,543,918       0.0%
    PTC India Financial Services, Ltd.                           2,419,812   1,521,818       0.0%
    PTC India, Ltd.                                              2,942,378   5,589,801       0.0%
*   Punjab & Sind Bank                                             142,955     110,987       0.0%
*   Punjab National Bank                                         2,814,797   8,593,535       0.1%
    Puravankara, Ltd.                                               63,975      95,598       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    PVR, Ltd.                                                      248,627 $ 5,337,341       0.0%
    Radico Khaitan, Ltd.                                           580,501   1,964,767       0.0%
    Rain Industries, Ltd.                                        1,203,297   5,024,580       0.0%
    Rajesh Exports, Ltd.                                           621,568   7,507,030       0.0%
    Rallis India, Ltd.                                             662,229   2,506,429       0.0%
    Ramco Cements, Ltd. (The)                                      589,028   6,535,340       0.0%
    Ramco Industries, Ltd.                                         105,073     486,582       0.0%
*   Ramco Systems, Ltd.                                              9,281      60,403       0.0%
    Ramkrishna Forgings, Ltd.                                       54,402     643,327       0.0%
    Rane Holdings, Ltd.                                              5,861     167,551       0.0%
    Rashtriya Chemicals & Fertilizers, Ltd.                      1,008,228   1,406,285       0.0%
    Ratnamani Metals & Tubes, Ltd.                                  31,065     424,879       0.0%
*   RattanIndia Power, Ltd.                                      1,784,376     155,681       0.0%
    Raymond, Ltd.                                                  335,703   4,625,364       0.0%
    Redington India, Ltd.                                        1,294,994   3,145,290       0.0%
    Relaxo Footwears, Ltd.                                          87,158     740,228       0.0%
    Reliance Capital, Ltd.                                       1,207,535  10,744,577       0.1%
*   Reliance Communications, Ltd.                                9,014,608   2,388,139       0.0%
*   Reliance Home Finance, Ltd.                                  1,207,535   1,607,965       0.0%
    Reliance Industries, Ltd.                                    6,640,450  96,871,333       0.4%
    Reliance Infrastructure, Ltd.                                1,019,457   7,915,468       0.0%
*   Reliance Naval and Engineering, Ltd.                         1,191,243     997,254       0.0%
*   Reliance Power, Ltd.                                         7,065,927   4,448,149       0.0%
    Repco Home Finance, Ltd.                                       177,858   1,703,161       0.0%
    Rico Auto Industries, Ltd.                                      60,746      92,953       0.0%
*   Rolta India, Ltd.                                            1,156,491   1,007,960       0.0%
    RSWM, Ltd.                                                       5,418      32,041       0.0%
*   Ruchi Soya Industries, Ltd.                                    695,742     258,802       0.0%
    Rural Electrification Corp., Ltd.                            7,293,209  19,554,940       0.1%
    Sadbhav Engineering, Ltd.                                      243,508   1,190,523       0.0%
    Sagar Cements, Ltd.                                                826      10,967       0.0%
    Sangam India, Ltd.                                              24,537      73,335       0.0%
    Sanghvi Movers, Ltd.                                            67,185     176,591       0.0%
    Sanofi India, Ltd.                                              36,093   2,322,178       0.0%
    Schaeffler India, Ltd.                                          25,754   2,033,221       0.0%
*   Sequent Scientific, Ltd.                                        33,861      57,611       0.0%
    SH Kelkar & Co., Ltd.                                           44,903     187,473       0.0%
    Sharda Cropchem, Ltd.                                           79,132     538,555       0.0%
    Sharda Motor Industries, Ltd.                                    3,904     151,665       0.0%
    Shemaroo Entertainment, Ltd.                                    14,915      92,843       0.0%
    Shilpa Medicare, Ltd.                                           41,445     432,920       0.0%
*   Shipping Corp. of India, Ltd.                                1,552,889   2,213,470       0.0%
    Shoppers Stop, Ltd.                                             74,319     608,509       0.0%
    Shree Cement, Ltd.                                              33,925   9,871,163       0.1%
    Shriram City Union Finance, Ltd.                                19,650     699,632       0.0%
    Shriram Transport Finance Co., Ltd.                            699,357  12,655,042       0.1%
*   Sical Logistics, Ltd.                                           37,978     133,949       0.0%
    Siemens, Ltd.                                                  185,491   3,641,725       0.0%
    Simplex Infrastructures, Ltd.                                   35,483     290,919       0.0%
    Sintex Industries, Ltd.                                      4,221,394   1,740,247       0.0%
*   Sintex Plastics Technology, Ltd.                             4,221,394   6,061,171       0.0%
*   SITI Networks, Ltd.                                            834,045     324,418       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    Siyaram Silk Mills, Ltd.                                         25,035 $   229,506       0.0%
    SJVN, Ltd.                                                    2,788,306   1,533,191       0.0%
    SKF India, Ltd.                                                  89,224   2,260,731       0.0%
    Skipper, Ltd.                                                   132,383     510,599       0.0%
    SML ISUZU, Ltd.                                                  60,112     987,195       0.0%
    Sobha, Ltd.                                                     419,835   3,307,095       0.0%
    Solar Industries India, Ltd.                                     92,661   1,468,267       0.0%
    Somany Ceramics, Ltd.                                            43,623     574,484       0.0%
    Sonata Software, Ltd.                                           720,171   1,997,247       0.0%
    South Indian Bank, Ltd. (The)                                 9,979,914   4,731,789       0.0%
    SREI Infrastructure Finance, Ltd.                             1,729,503   3,078,573       0.0%
    SRF, Ltd.                                                       263,273   6,866,817       0.0%
    Srikalahasthi Pipes, Ltd.                                        28,202     157,793       0.0%
*   Star Cement, Ltd.                                               122,282     221,804       0.0%
    State Bank of India                                           4,028,768  19,073,665       0.1%
    State Bank of India GDR                                          14,651     693,541       0.0%
*   Steel Authority of India, Ltd.                                3,466,777   4,162,336       0.0%
    Sterlite Technologies, Ltd.                                   1,648,718   7,310,471       0.0%
    Strides Shasun, Ltd.                                            406,892   5,188,058       0.0%
    Subros, Ltd.                                                     64,847     274,297       0.0%
    Sudarshan Chemical Industries, Ltd.                             194,264   1,196,823       0.0%
    Sun Pharmaceutical Industries, Ltd.                           4,322,329  36,888,457       0.2%
    Sun TV Network, Ltd.                                          1,112,190  14,720,436       0.1%
    Sundaram Finance, Ltd.                                           91,918   2,471,975       0.0%
    Sundaram-Clayton, Ltd.                                            2,917     268,023       0.0%
    Sundram Fasteners, Ltd.                                         666,519   5,316,342       0.0%
    Sunteck Realty, Ltd.                                            276,672   1,500,800       0.0%
    Suprajit Engineering, Ltd.                                      121,000     509,025       0.0%
    Supreme Industries, Ltd.                                        355,885   6,167,019       0.0%
    Supreme Petrochem, Ltd.                                         181,560   1,020,344       0.0%
*   Surya Roshni, Ltd.                                              115,738     662,927       0.0%
    Sutlej Textiles and Industries, Ltd.                             25,300      37,660       0.0%
    Suven Life Sciences, Ltd.                                       159,133     529,213       0.0%
*   Suzlon Energy, Ltd.                                          19,412,924   5,088,467       0.0%
    Swaraj Engines, Ltd.                                             11,321     363,254       0.0%
    Symphony, Ltd.                                                   81,020   1,815,854       0.0%
*   Syndicate Bank                                                2,231,792   2,832,335       0.0%
    Syngene International, Ltd.                                     130,586   1,019,165       0.0%
    TAKE Solutions, Ltd.                                            517,067   1,382,153       0.0%
    Tamil Nadu Newsprint & Papers, Ltd.                             246,730   1,389,437       0.0%
    Tata Chemicals, Ltd.                                            720,776   8,159,037       0.0%
    Tata Communications, Ltd.                                       522,204   5,538,216       0.0%
    Tata Consultancy Services, Ltd.                               1,703,030  68,894,083       0.3%
    Tata Elxsi, Ltd.                                                258,374   3,350,437       0.0%
    Tata Global Beverages, Ltd.                                   3,415,341  12,015,739       0.1%
    Tata Metaliks, Ltd.                                             117,615   1,469,575       0.0%
*   Tata Motors, Ltd.                                             6,084,472  40,290,744       0.2%
*   Tata Motors, Ltd. Sponsored ADR                                 247,865   8,120,057       0.0%
    Tata Power Co., Ltd. (The)                                    7,686,521  10,114,211       0.1%
    Tata Sponge Iron, Ltd.                                           47,680     692,947       0.0%
    Tata Steel, Ltd.                                              3,146,020  34,202,300       0.1%
*   Tata Teleservices Maharashtra, Ltd.                           2,578,710     328,901       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    TCI Express, Ltd.                                               132,361 $ 1,161,241       0.0%
    TD Power Systems, Ltd.                                           10,538      34,614       0.0%
    Tech Mahindra, Ltd.                                           3,141,476  23,420,121       0.1%
*   Techno Electric & Engineering Co., Ltd.                         206,520   1,149,191       0.0%
    Texmaco Rail & Engineering, Ltd.                                594,759   1,064,790       0.0%
    Thermax, Ltd.                                                   186,234   2,849,758       0.0%
    Thirumalai Chemicals, Ltd.                                       16,411     475,825       0.0%
    Thomas Cook India, Ltd.                                         224,314     826,248       0.0%
    Thyrocare Technologies, Ltd.                                     11,683     124,507       0.0%
    TI Financial Holdings, Ltd.                                     426,303   3,877,073       0.0%
    Tide Water Oil Co India, Ltd.                                     4,347     431,178       0.0%
    Time Technoplast, Ltd.                                          879,440   2,538,089       0.0%
    Timken India, Ltd.                                              163,410   1,954,238       0.0%
    Tinplate Co. of India, Ltd. (The)                                21,959      90,896       0.0%
    Titagarh Wagons, Ltd.                                           595,424   1,324,817       0.0%
    Titan Co., Ltd.                                               1,155,002  11,405,365       0.1%
    Torrent Pharmaceuticals, Ltd.                                   366,183   7,170,112       0.0%
    Torrent Power, Ltd.                                           1,050,054   4,398,578       0.0%
    Transport Corp. of India, Ltd.                                  339,476   1,472,480       0.0%
    Trent, Ltd.                                                     335,830   1,533,364       0.0%
    Trident, Ltd.                                                   883,168   1,403,185       0.0%
    Triveni Engineering & Industries, Ltd.                          980,394   1,436,075       0.0%
    Triveni Turbine, Ltd.                                           626,016   1,259,747       0.0%
    TTK Prestige, Ltd.                                               26,837   2,708,107       0.0%
*   Tube Investments of India, Ltd.                                 426,303   1,600,662       0.0%
    TV Today Network, Ltd.                                           55,199     303,693       0.0%
*   TV18 Broadcast, Ltd.                                          6,555,593   4,409,712       0.0%
    TVS Motor Co., Ltd.                                           1,832,355  20,524,360       0.1%
    TVS Srichakra, Ltd.                                              16,179     801,470       0.0%
*   UCO Bank                                                      3,127,993   1,560,811       0.0%
    Uflex, Ltd.                                                     363,935   2,565,451       0.0%
    UFO Moviez India, Ltd.                                           61,932     412,381       0.0%
    Ultratech Cement, Ltd.                                          196,040  13,331,076       0.1%
    Unichem Laboratories, Ltd.                                      267,192   1,269,930       0.0%
*   Union Bank of India                                           1,866,444   5,100,659       0.0%
*   Unitech, Ltd.                                                24,059,355   2,494,121       0.0%
*   United Bank of India                                             69,494      20,811       0.0%
    United Breweries, Ltd.                                          394,147   6,247,139       0.0%
*   United Spirits, Ltd.                                            332,893  15,688,666       0.1%
    UPL, Ltd.                                                     2,903,039  35,858,812       0.2%
    V-Guard Industries, Ltd.                                      1,394,835   4,617,819       0.0%
    V-Mart Retail, Ltd.                                              34,333     763,828       0.0%
    VA Tech Wabag, Ltd.                                             261,881   2,373,079       0.0%
*   Vaibhav Global, Ltd.                                              8,318      83,278       0.0%
    Vakrangee, Ltd.                                               1,391,630  12,078,712       0.1%
    Vardhman Textiles, Ltd.                                         131,268   2,611,255       0.0%
    Vedanta, Ltd.                                                 9,980,322  51,259,116       0.2%
    Vedanta, Ltd. ADR                                               402,259   8,286,535       0.0%
    Venky's India, Ltd.                                              45,190   1,646,833       0.0%
    Vesuvius India, Ltd.                                              4,128      85,030       0.0%
*   Videocon Industries, Ltd.                                       494,116     122,159       0.0%
    Vijaya Bank                                                   2,256,286   2,305,151       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ----------- -------------- ---------------
INDIA -- (Continued)
    Vinati Organics, Ltd.                                            108,843 $    1,715,243       0.0%
    VIP Industries, Ltd.                                             824,171      3,672,654       0.0%
    Vivimed Labs, Ltd.                                               135,742        261,252       0.0%
    Voltas, Ltd.                                                     762,385      6,685,536       0.0%
    VRL Logistics, Ltd.                                              278,277      1,542,784       0.0%
    VST Industries, Ltd.                                              19,910        972,099       0.0%
    VST Tillers Tractors, Ltd.                                         3,941        134,339       0.0%
    WABCO India, Ltd.                                                 27,471      2,671,267       0.0%
    Welspun Corp., Ltd.                                              959,168      2,179,841       0.0%
    Welspun Enterprises, Ltd.                                        437,688      1,102,092       0.0%
    Welspun India, Ltd.                                            3,257,643      3,372,824       0.0%
    West Coast Paper Mills, Ltd.                                     146,184        421,709       0.0%
    Whirlpool of India, Ltd.                                         134,037      2,838,580       0.0%
    Wipro, Ltd.                                                    5,034,092     22,931,817       0.1%
    Wockhardt, Ltd.                                                  298,556      2,985,871       0.0%
    Wonderla Holidays, Ltd.                                           45,284        257,020       0.0%
    Yes Bank, Ltd.                                                 7,856,990     38,233,878       0.2%
    Zee Entertainment Enterprises, Ltd.                            2,285,256     19,185,511       0.1%
    Zee Learn, Ltd.                                                  124,473         86,794       0.0%
*   Zee Media Corp., Ltd.                                            523,351        345,539       0.0%
    Zensar Technologies, Ltd.                                        127,505      1,550,128       0.0%
    Zuari Agro Chemicals, Ltd.                                        17,382        171,300       0.0%
    Zydus Wellness, Ltd.                                              60,369        849,842       0.0%
                                                                             --------------      ----
TOTAL INDIA                                                                   3,524,079,398      13.0%
                                                                             --------------      ----
INDONESIA -- (2.7%)
    Ace Hardware Indonesia Tbk PT                                 76,292,000      7,060,113       0.0%
    Acset Indonusa Tbk PT                                            124,300         27,020       0.0%
    Adaro Energy Tbk PT                                          164,204,200     22,097,757       0.1%
    Adhi Karya Persero Tbk PT                                     24,511,579      3,957,263       0.0%
    Agung Podomoro Land Tbk PT                                    75,874,000      1,465,955       0.0%
    AKR Corporindo Tbk PT                                          8,273,000      4,545,490       0.0%
    Alam Sutera Realty Tbk PT                                    151,598,200      4,542,236       0.0%
*   Aneka Tambang Persero Tbk PT                                 111,517,619      5,303,680       0.0%
    Arwana Citramulia Tbk PT                                      18,995,100        537,657       0.0%
    Asahimas Flat Glass Tbk PT                                       476,500        235,492       0.0%
    Astra Agro Lestari Tbk PT                                      4,304,922      4,626,762       0.0%
    Astra Graphia Tbk PT                                           2,554,000        250,273       0.0%
    Astra International Tbk PT                                    81,071,800     47,821,537       0.2%
*   Asuransi Kresna Mitra Tbk PT                                     761,900         49,155       0.0%
*   Bakrie and Brothers Tbk PT                                   129,513,950        114,593       0.0%
*   Bakrie Telecom Tbk PT                                         55,922,739         20,617       0.0%
*   Bank Artha Graha Internasional Tbk PT                         18,584,000        119,214       0.0%
    Bank Bukopin Tbk                                              40,530,700      1,659,157       0.0%
    Bank Central Asia Tbk PT                                      31,829,800     49,031,915       0.2%
    Bank Danamon Indonesia Tbk PT                                 11,385,754      4,282,966       0.0%
    Bank Mandiri Persero Tbk PT                                   52,502,636     27,269,969       0.1%
    Bank Maybank Indonesia Tbk PT                                  3,700,300         82,970       0.0%
    Bank Negara Indonesia Persero Tbk PT                          33,111,830     18,561,475       0.1%
*   Bank Pan Indonesia Tbk PT                                     37,105,400      2,983,051       0.0%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT          38,340,200      6,926,463       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
INDONESIA -- (Continued)
    Bank Pembangunan Daerah Jawa Timur Tbk PT                     42,047,700 $ 2,155,034       0.0%
*   Bank Permata Tbk PT                                           35,849,419   1,717,679       0.0%
    Bank Rakyat Indonesia Persero Tbk PT                          63,852,200  73,461,929       0.3%
    Bank Tabungan Negara Persero Tbk PT                           57,527,635  11,706,796       0.1%
    Bank Tabungan Pensiunan Nasional Tbk PT                        2,253,500     423,621       0.0%
*   Barito Pacific Tbk PT                                         56,364,400   8,396,825       0.1%
*   Bayan Resources Tbk PT                                           949,000     767,742       0.0%
    Bekasi Fajar Industrial Estate Tbk PT                         60,337,300   1,264,726       0.0%
*   Benakat Integra Tbk PT                                        23,591,300     146,286       0.0%
    BISI International Tbk PT                                     12,624,712   1,526,600       0.0%
    Blue Bird Tbk PT                                                 389,300     130,877       0.0%
*   Bumi Resources Tbk PT                                         73,157,800   1,402,200       0.0%
    Bumi Serpong Damai Tbk PT                                     57,289,000   7,271,197       0.0%
*   Bumi Teknokultura Unggul Tbk PT                               21,456,800     268,967       0.0%
    Catur Sentosa Adiprana Tbk PT                                    864,200      29,943       0.0%
    Charoen Pokphand Indonesia Tbk PT                             37,372,660   9,094,877       0.1%
    Ciputra Development Tbk PT                                   115,298,115  10,288,027       0.1%
*   Citra Marga Nusaphala Persada Tbk PT                          13,387,781   1,336,165       0.0%
*   Clipan Finance Indonesia Tbk PT                                2,919,000      66,751       0.0%
*   Delta Dunia Makmur Tbk PT                                     61,457,000   4,101,369       0.0%
    Dharma Satya Nusantara Tbk PT                                  3,624,400     128,376       0.0%
*   Eagle High Plantations Tbk PT                                114,600,400   2,062,289       0.0%
    Elnusa Tbk PT                                                 58,342,800   1,326,632       0.0%
    Erajaya Swasembada Tbk PT                                     15,295,700     890,868       0.0%
*   Eureka Prima Jakarta Tbk PT                                    4,897,300      35,746       0.0%
    Fajar Surya Wisesa Tbk PT                                      1,026,000     397,172       0.0%
    Gajah Tunggal Tbk PT                                          23,536,700   1,206,758       0.0%
*   Garuda Indonesia Persero Tbk PT                               44,798,253   1,208,029       0.0%
    Global Mediacom Tbk PT                                        76,423,300   3,296,148       0.0%
    Gudang Garam Tbk PT                                            2,749,200  14,188,199       0.1%
*   Hanson International Tbk PT                                  441,529,700   3,842,918       0.0%
*   Harum Energy Tbk PT                                            9,680,900   1,678,018       0.0%
    Hexindo Adiperkasa Tbk PT                                        615,356     157,416       0.0%
*   Holcim Indonesia Tbk PT                                       12,895,500     784,884       0.0%
    Indah Kiat Pulp & Paper Corp. Tbk PT                          16,295,100   6,338,356       0.0%
*   Indika Energy Tbk PT                                          10,127,700   1,680,598       0.0%
    Indo Tambangraya Megah Tbk PT                                  4,146,300   6,787,645       0.0%
    Indocement Tunggal Prakarsa Tbk PT                             6,339,300  10,489,568       0.1%
    Indofood CBP Sukses Makmur Tbk PT                              9,043,200   5,869,627       0.0%
    Indofood Sukses Makmur Tbk PT                                 39,916,000  24,131,324       0.1%
    Indosat Tbk PT                                                 6,209,300   2,746,809       0.0%
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT                   2,062,400      74,836       0.0%
    Inovisi Infracom Tbk PT                                        2,876,678       1,697       0.0%
    Intiland Development Tbk PT                                   91,952,500   2,632,001       0.0%
    Japfa Comfeed Indonesia Tbk PT                                48,123,600   4,880,452       0.0%
    Jasa Marga Persero Tbk PT                                     14,394,493   6,898,950       0.0%
    Jaya Real Property Tbk PT                                      1,762,500     117,600       0.0%
    Kalbe Farma Tbk PT                                            83,983,700   9,907,745       0.1%
    Kawasan Industri Jababeka Tbk PT                             156,386,645   3,505,385       0.0%
    KMI Wire & Cable Tbk PT                                       24,006,600     778,903       0.0%
*   Krakatau Steel Persero Tbk PT                                 25,160,237     912,740       0.0%
*   Kresna Graha Investama Tbk PT                                 32,824,500   1,476,575       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
INDONESIA -- (Continued)
    Link Net Tbk PT                                                2,227,700 $   819,202       0.0%
*   Lippo Cikarang Tbk PT                                          5,213,600   1,462,754       0.0%
    Lippo Karawaci Tbk PT                                        167,256,862   8,510,821       0.1%
    Malindo Feedmill Tbk PT                                        7,756,000     503,366       0.0%
    Matahari Department Store Tbk PT                              16,392,100  10,390,251       0.1%
*   Matahari Putra Prima Tbk PT                                   14,134,572     604,509       0.0%
    Mayora Indah Tbk PT                                           44,510,825   6,728,933       0.0%
*   Medco Energi Internasional Tbk PT                             60,729,600   3,541,465       0.0%
    Media Nusantara Citra Tbk PT                                  43,331,193   4,983,139       0.0%
*   Mega Manunggal Property Tbk PT                                 2,062,900      89,096       0.0%
    Metropolitan Kentjana Tbk PT                                      11,100      29,083       0.0%
    Mitra Adiperkasa Tbk PT                                        8,981,400   4,337,466       0.0%
    Mitra Keluarga Karyasehat Tbk PT                               4,873,900     668,497       0.0%
*   MNC Investama Tbk PT                                         178,458,000   1,289,222       0.0%
*   MNC Land Tbk PT                                                   26,900       2,439       0.0%
*   MNC Sky Vision Tbk PT                                          2,282,800     162,391       0.0%
    Modernland Realty Tbk PT                                      42,513,200   1,035,117       0.0%
    Multipolar Tbk PT                                             79,543,000   1,003,372       0.0%
*   Multistrada Arah Sarana Tbk PT                                 3,155,000      50,385       0.0%
    Nippon Indosari Corpindo Tbk PT                               18,662,289   1,747,016       0.0%
*   Nirvana Development Tbk PT                                    14,389,100      62,730       0.0%
*   Nusantara Infrastructure Tbk PT                              117,618,200   1,646,567       0.0%
    Pabrik Kertas Tjiwi Kimia Tbk PT                               2,362,000     505,114       0.0%
    Pakuwon Jati Tbk PT                                          191,196,400   8,879,090       0.1%
    Pan Brothers Tbk PT                                           46,574,400   1,668,883       0.0%
*   Panin Financial Tbk PT                                       188,244,900   3,277,122       0.0%
*   Paninvest Tbk PT                                               5,396,500     333,975       0.0%
    Pembangunan Perumahan Persero Tbk PT                          31,083,390   6,534,383       0.0%
    Perusahaan Gas Negara Persero Tbk                             60,146,300   8,160,846       0.1%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT         45,102,600   5,021,757       0.0%
    PP Properti Tbk PT                                             3,902,800      60,446       0.0%
    Ramayana Lestari Sentosa Tbk PT                               32,164,000   2,170,531       0.0%
    Resource Alam Indonesia Tbk PT                                 2,034,000      53,389       0.0%
    Salim Ivomas Pratama Tbk PT                                   34,440,400   1,320,390       0.0%
    Samindo Resources Tbk PT                                         348,500      17,084       0.0%
    Sampoerna Agro PT                                              5,442,659     999,590       0.0%
    Sawit Sumbermas Sarana Tbk PT                                 36,923,400   4,070,078       0.0%
*   Sekawan Intipratama Tbk PT                                     2,876,400       5,938       0.0%
    Selamat Sempurna Tbk PT                                       14,233,600   1,353,301       0.0%
    Semen Baturaja Persero Tbk PT                                 13,674,600   2,813,044       0.0%
    Semen Indonesia Persero Tbk PT                                17,402,000  13,981,307       0.1%
*   Sentul City Tbk PT                                           279,727,400   2,948,357       0.0%
*   Siloam International Hospitals Tbk PT                          1,663,125   1,195,809       0.0%
    Sinar Mas Multiartha Tbk PT                                      278,500     204,909       0.0%
    Sri Rejeki Isman Tbk PT                                      153,300,900   4,115,020       0.0%
    Steel Pipe Industry of Indonesia PT                            1,402,300      17,163       0.0%
*   Sugih Energy Tbk PT                                           97,767,600     360,434       0.0%
    Sumber Alfaria Trijaya Tbk PT                                    289,300      14,831       0.0%
    Summarecon Agung Tbk PT                                       69,436,764   5,300,114       0.0%
    Surya Citra Media Tbk PT                                      37,673,600   5,974,096       0.0%
    Surya Semesta Internusa Tbk PT                                44,661,000   1,943,216       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT                     7,894,100   6,680,760       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
INDONESIA -- (Continued)
    Telekomunikasi Indonesia Persero Tbk PT                      55,290,600 $ 16,496,879       0.1%
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR           895,829   26,910,703       0.1%
    Tempo Scan Pacific Tbk PT                                       782,200      106,692       0.0%
*   Tiga Pilar Sejahtera Food Tbk                                20,326,239    1,460,867       0.0%
    Timah Persero Tbk PT                                         41,196,867    2,490,782       0.0%
    Tiphone Mobile Indonesia Tbk PT                              20,448,600    1,681,222       0.0%
    Total Bangun Persada Tbk PT                                  12,914,800      685,654       0.0%
    Tower Bersama Infrastructure Tbk PT                          11,869,200    5,964,280       0.0%
*   Trada Maritime Tbk PT                                        19,851,500      240,226       0.0%
    Trias Sentosa Tbk PT                                          3,690,500      108,793       0.0%
*   Truba Alam Manunggal Engineering PT                          15,388,500       11,346       0.0%
    Tunas Baru Lampung Tbk PT                                    19,804,600    2,036,961       0.0%
    Tunas Ridean Tbk PT                                           8,038,500      681,538       0.0%
    Ultrajaya Milk Industry & Trading Co. Tbk PT                 10,276,000      989,492       0.0%
    Unilever Indonesia Tbk PT                                     4,513,600   16,506,797       0.1%
    United Tractors Tbk PT                                       12,138,346   31,021,695       0.1%
*   Vale Indonesia Tbk PT                                        27,323,150    5,925,880       0.0%
*   Visi Media Asia Tbk PT                                       58,524,400    1,216,979       0.0%
    Waskita Karya Persero Tbk PT                                 33,519,651    5,239,894       0.0%
    Wijaya Karya Beton Tbk PT                                    10,323,400      498,855       0.0%
    Wijaya Karya Persero Tbk PT                                  30,797,222    4,473,980       0.0%
*   XL Axiata Tbk PT                                             30,911,900    7,704,821       0.0%
                                                                            ------------       ---
TOTAL INDONESIA                                                              741,667,789       2.7%
                                                                            ------------       ---
MALAYSIA -- (3.0%)
#   7-Eleven Malaysia Holdings Bhd Class B                        1,976,500      728,195       0.0%
#   Aeon Co. M Bhd                                                4,765,800    2,330,830       0.0%
#   Aeon Credit Service M Bhd                                       628,540    2,063,747       0.0%
    Affin Holdings Bhd                                            4,004,300    2,421,124       0.0%
    Ahmad Zaki Resources Bhd                                        150,400       40,889       0.0%
    AirAsia Bhd                                                  16,760,400   13,226,183       0.1%
#*  AirAsia X Bhd                                                30,059,500    2,663,605       0.0%
    Ajinomoto Malaysia Bhd                                           41,800      196,255       0.0%
    Alliance Bank Malaysia Bhd                                    7,651,100    6,667,745       0.0%
    Allianz Malaysia Bhd                                             12,700       42,160       0.0%
    AMMB Holdings Bhd                                            12,002,450   12,137,812       0.1%
    Amway Malaysia Holdings Bhd                                     109,600      185,650       0.0%
#   Ann Joo Resources Bhd                                         1,912,250    1,693,894       0.0%
    APM Automotive Holdings Bhd                                     189,700      163,589       0.0%
    Astro Malaysia Holdings Bhd                                   9,167,100    6,084,899       0.0%
#   Axiata Group Bhd                                             16,212,104   20,645,191       0.1%
*   Barakah Offshore Petroleum Bhd                                  693,400       70,443       0.0%
    Batu Kawan Bhd                                                  378,450    1,770,051       0.0%
    Benalec Holdings Bhd                                          5,069,600      514,875       0.0%
*   Berjaya Assets BHD                                              457,900      115,830       0.0%
#*  Berjaya Corp. Bhd                                            35,705,163    2,825,123       0.0%
    Berjaya Food Bhd                                                 71,600       25,205       0.0%
*   Berjaya Land Bhd                                              2,769,200      248,499       0.0%
    Berjaya Sports Toto Bhd                                       5,938,998    3,380,748       0.0%
#   Bermaz Auto Bhd                                               4,845,400    2,334,415       0.0%
    BIMB Holdings Bhd                                             3,919,599    4,064,970       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Bonia Corp. Bhd                                               4,050,400 $   631,342       0.0%
#*  Borneo Oil Bhd                                                7,779,600     174,409       0.0%
    Boustead Holdings Bhd                                         4,776,231   3,406,278       0.0%
    Boustead Plantations Bhd                                      1,482,100     563,652       0.0%
    British American Tobacco Malaysia Bhd                           680,500   6,302,871       0.0%
#*  Bumi Armada Bhd                                              25,749,450   4,444,628       0.0%
    Bursa Malaysia Bhd                                            4,080,100   9,626,396       0.1%
    CAB Cakaran Corp. Bhd                                           395,400      94,304       0.0%
#   Cahya Mata Sarawak Bhd                                        5,337,800   4,664,348       0.0%
    Can-One Bhd                                                     637,500     429,198       0.0%
#   Carlsberg Brewery Malaysia Bhd Class B                        1,263,100   4,756,916       0.0%
    Carotech Bhd                                                     44,425          42       0.0%
#   CB Industrial Product Holding Bhd                             3,066,720   1,398,803       0.0%
    Century Logistics Holdings Bhd Class B                          174,800      48,322       0.0%
    CIMB Group Holdings Bhd                                      11,996,807  17,399,408       0.1%
    Coastal Contracts Bhd                                         1,927,077     578,273       0.0%
#   CSC Steel Holdings Bhd                                        1,087,100     444,277       0.0%
    Cypark Resources Bhd                                          1,665,000   1,041,004       0.0%
    D&O Green Technologies Bhd                                    6,003,900     929,750       0.0%
    Dagang NeXchange Bhd                                            779,300      89,297       0.0%
    Daibochi Plastic & Packaging Industry Bhd                        90,432      48,275       0.0%
#   Datasonic Group Bhd                                           5,634,200   1,636,874       0.0%
*   Daya Materials Bhd                                            7,566,700     142,850       0.0%
#*  Dayang Enterprise Holdings Bhd                                3,896,312     796,472       0.0%
#*  Destinii Bhd                                                  1,920,300     220,008       0.0%
    Dialog Group Bhd                                             13,161,584   7,028,382       0.0%
#   DiGi.Com Bhd                                                 12,966,620  15,314,058       0.1%
    DKSH Holdings Malaysia Bhd                                      112,700     124,508       0.0%
#   DRB-Hicom Bhd                                                11,560,800   4,644,083       0.0%
    Dutch Lady Milk Industries Bhd                                   74,500   1,057,045       0.0%
    Eastern & Oriental Bhd                                        7,959,121   2,896,874       0.0%
*   Eco World Development Group Bhd                               4,692,300   1,719,002       0.0%
#   Econpile Holldings Bhd                                        2,194,200   1,611,772       0.0%
#   Ekovest Bhd                                                  10,679,350   2,926,195       0.0%
#   Evergreen Fibreboard Bhd                                      5,351,450     973,284       0.0%
#   Felda Global Ventures Holdings Bhd                           15,565,300   7,020,448       0.0%
    Fraser & Neave Holdings Bhd                                      63,400     379,169       0.0%
#*  Gabungan AQRS Bhd                                               996,600     461,223       0.0%
#   Gadang Holdings Bhd                                           7,224,100   2,151,057       0.0%
    Gamuda Bhd                                                    7,673,300   9,516,001       0.1%
#   Gas Malaysia Bhd                                                490,800     321,144       0.0%
#   GD Express Carrier Bhd                                        1,662,264     261,353       0.0%
#   Genting Bhd                                                  12,627,500  26,992,327       0.1%
#   Genting Malaysia Bhd                                          9,861,900  11,721,686       0.1%
#   Genting Plantations Bhd                                         997,100   2,515,633       0.0%
#   George Kent Malaysia BHD                                      3,050,987   2,335,953       0.0%
#   Globetronics Technology Bhd                                   2,130,320   3,318,348       0.0%
    Glomac Bhd                                                    3,530,400     546,313       0.0%
    Goldis Bhd                                                      478,372     314,694       0.0%
    GuocoLand Malaysia Bhd                                          910,900     251,851       0.0%
#   Hai-O Enterprise Bhd                                          1,634,000   2,103,285       0.0%
#   HAP Seng Consolidated Bhd                                     6,324,540  13,868,910       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Hap Seng Plantations Holdings Bhd                             1,441,000 $   908,891       0.0%
    Hartalega Holdings Bhd                                        4,143,000   7,461,670       0.0%
#   Heineken Malaysia Bhd                                           814,500   3,652,438       0.0%
#*  Hengyuan Refining Co. Bhd                                       874,700   1,750,711       0.0%
#   HeveaBoard Bhd                                                4,451,300   1,755,796       0.0%
    Hiap Teck Venture Bhd                                         4,011,900     402,775       0.0%
*   Hibiscus Petroleum Bhd                                       10,401,200   1,748,854       0.0%
    Hock Seng LEE BHD                                             1,486,112     540,675       0.0%
    Hong Leong Bank Bhd                                           2,184,765   8,225,432       0.1%
    Hong Leong Financial Group Bhd                                1,479,898   5,839,217       0.0%
    Hong Leong Industries Bhd                                       518,500   1,176,422       0.0%
    Hovid Bhd                                                     2,361,900     203,628       0.0%
    Hua Yang Bhd                                                  1,801,644     331,913       0.0%
#   Hume Industries Bhd                                             436,836     258,083       0.0%
    Hup Seng Industries Bhd                                       1,172,100     318,406       0.0%
    I-Bhd                                                         1,185,700     162,471       0.0%
    IFCA MSC Bhd                                                    707,900      66,056       0.0%
    IHH Healthcare Bhd                                            3,900,000   5,196,922       0.0%
    IJM Corp. Bhd                                                21,605,626  16,280,165       0.1%
    IJM Plantations Bhd                                           1,227,800     832,249       0.0%
#   Inari Amertron Bhd                                           15,904,688  10,554,127       0.1%
    Inch Kenneth Kajang Rubber P.L.C.                               113,000      18,289       0.0%
    Insas Bhd                                                     6,249,202   1,453,710       0.0%
    IOI Corp. Bhd                                                12,232,877  12,891,042       0.1%
    IOI Properties Group Bhd                                      8,380,019   3,942,012       0.0%
*   Iris Corp. Bhd                                               13,227,200     515,622       0.0%
#*  Iskandar Waterfront City Bhd                                  3,729,400   1,233,296       0.0%
#*  JAKS Resources Bhd                                            3,262,500   1,140,946       0.0%
#   Jaya Tiasa Holdings Bhd                                       3,291,439     909,756       0.0%
    JCY International Bhd                                         6,295,800     803,368       0.0%
#   Karex Bhd                                                     1,516,325     587,486       0.0%
    Kawan Food Bhd                                                   18,533      13,748       0.0%
    Keck Seng Malaysia Bhd                                          320,700     362,821       0.0%
    Kenanga Investment Bank Bhd                                   1,779,386     224,967       0.0%
#   Kerjaya Prospek Group Bhd                                       725,500     671,803       0.0%
    Kesm Industries Bhd                                               8,700      34,756       0.0%
    Kian JOO CAN Factory Bhd                                      1,828,780   1,274,359       0.0%
    Kim Loong Resources Bhd                                         276,320     302,182       0.0%
    Kimlun Corp. Bhd                                                796,784     435,061       0.0%
#*  KNM Group Bhd                                                21,015,781   1,391,167       0.0%
#   Kossan Rubber Industries                                      3,394,500   5,789,114       0.0%
#   KPJ Healthcare Bhd                                           17,134,800   4,128,356       0.0%
    Kretam Holdings Bhd                                           4,405,000     582,347       0.0%
*   KSL Holdings Bhd                                              6,493,511   1,931,752       0.0%
    Kuala Lumpur Kepong Bhd                                       1,425,422   8,285,800       0.1%
    Kumpulan Fima Bhd                                               909,400     360,903       0.0%
    Kumpulan Perangsang Selangor Bhd                              2,613,800     876,853       0.0%
*   Kwantas Corp. Bhd                                                23,900       8,347       0.0%
#   Lafarge Malaysia Bhd                                          2,345,600   3,858,164       0.0%
    Land & General Bhd                                           19,466,720   1,011,571       0.0%
*   Landmarks Bhd                                                 1,766,192     304,869       0.0%
#   LBS Bina Group Bhd                                            3,507,500   1,590,572       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Lii Hen Indsustries Bhd                                         547,800 $   535,685       0.0%
#   Lingkaran Trans Kota Holdings Bhd                             1,011,600   1,407,327       0.0%
#*  Lion Industries Corp. Bhd                                     2,073,300     661,264       0.0%
    LPI Capital Bhd                                                 314,800   1,354,730       0.0%
    Magni-Tech Industries Bhd                                       580,200     953,725       0.0%
#   Magnum Bhd                                                    3,496,200   1,445,147       0.0%
#   Mah Sing Group Bhd                                           11,288,651   4,111,279       0.0%
#   Malakoff Corp. Bhd                                            6,571,200   1,599,126       0.0%
    Malayan Banking Bhd                                          17,408,761  38,038,165       0.2%
#   Malayan Flour Mills Bhd                                       2,159,200     989,577       0.0%
    Malaysia Airports Holdings Bhd                                4,233,345   8,276,906       0.1%
    Malaysia Building Society Bhd                                18,079,975   4,738,555       0.0%
#*  Malaysia Marine and Heavy Engineering Holdings Bhd            3,270,900     634,156       0.0%
#*  Malaysian Bulk Carriers Bhd                                   4,352,723     908,920       0.0%
    Malaysian Pacific Industries Bhd                              1,067,625   3,510,579       0.0%
#   Malaysian Resources Corp. Bhd                                22,462,200   5,623,281       0.0%
    Malton Bhd                                                    4,071,100   1,191,491       0.0%
#   Matrix Concepts Holdings Bhd                                  3,684,037   1,957,609       0.0%
#   Maxis Bhd                                                     5,747,915   8,076,764       0.0%
#   MBM Resources Bhd                                             1,203,710     585,593       0.0%
    Media Chinese International, Ltd.                               905,600      91,987       0.0%
#   Media Prima Bhd                                               7,465,620   1,472,571       0.0%
    Mega First Corp. Bhd                                          1,111,900     922,066       0.0%
    MISC Bhd                                                      5,604,260   9,192,521       0.1%
#   Mitrajaya Holdings Bhd                                        4,611,100   1,023,675       0.0%
*   MK Land Holdings Bhd                                          4,838,400     308,429       0.0%
#   MKH Bhd                                                       2,672,075   1,306,343       0.0%
    MMC Corp. Bhd                                                 6,642,400   3,122,115       0.0%
*   MNRB Holdings Bhd                                             1,451,650     788,545       0.0%
#*  MPHB Capital Bhd                                                868,200     270,668       0.0%
*   Mudajaya Group Bhd                                            3,292,433     934,469       0.0%
#   Muhibbah Engineering M Bhd                                    4,123,200   2,775,080       0.0%
#*  Mulpha International Bhd                                      1,868,040   1,103,279       0.0%
#   My EG Services Bhd                                           20,208,000  10,454,178       0.1%
*   Naim Holdings Bhd                                             1,872,900     517,881       0.0%
    Nestle Malaysia Bhd                                              20,000     418,038       0.0%
    Notion VTEC Bhd                                                 128,000      21,165       0.0%
    NTPM Holdings Bhd                                             1,527,800     268,791       0.0%
*   OCK Group Bhd                                                 2,042,900     429,534       0.0%
#   Oldtown Bhd                                                   3,126,925   1,897,939       0.0%
    Oriental Holdings Bhd                                           676,640   1,046,655       0.0%
    OSK Holdings Bhd                                              5,257,445   1,962,530       0.0%
#   Padini Holdings Bhd                                           5,688,100   6,339,614       0.0%
    Panasonic Manufacturing Malaysia Bhd                             81,300     749,127       0.0%
    Pantech Group Holdings Bhd                                    1,605,800     261,765       0.0%
    Paramount Corp. Bhd                                           1,133,925     468,473       0.0%
#*  Parkson Holdings Bhd                                          5,091,135     781,805       0.0%
*   Pentamaster Corp., Bhd                                          877,000     989,573       0.0%
#   PESTECH International Bhd                                       708,000     277,540       0.0%
    Petron Malaysia Refining & Marketing Bhd                        456,500   1,262,193       0.0%
    Petronas Chemicals Group Bhd                                  8,860,600  15,425,054       0.1%
    Petronas Dagangan Bhd                                           987,300   5,587,972       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MALAYSIA -- (Continued)
#   Petronas Gas Bhd                                              2,180,808 $ 9,293,180       0.1%
    Pharmaniaga Bhd                                                 541,580     519,437       0.0%
    Pie Industrial BHD                                            1,048,800     517,811       0.0%
#   Pos Malaysia Bhd                                              2,993,500   3,883,393       0.0%
    Power Root Bhd                                                  206,500     102,434       0.0%
    PPB Group Bhd                                                 2,263,600   8,975,799       0.1%
#   Press Metal Aluminium Holdings Bhd                           11,263,280  11,786,129       0.1%
    Prestariang Bhd                                               1,120,400     452,588       0.0%
#   Protasco Bhd                                                  2,896,000     779,893       0.0%
    Public Bank Bhd                                              10,110,411  48,858,889       0.2%
#*  Puncak Niaga Holdings Bhd                                     1,506,260     259,757       0.0%
#   QL Resources Bhd                                              4,978,787   4,575,167       0.0%
    RGB International Bhd                                         2,535,500     185,806       0.0%
    RHB Bank Bhd                                                  5,698,819   6,838,285       0.0%
*   Rimbunan Sawit Bhd                                            1,063,700     102,997       0.0%
*   Salcon Bhd                                                    5,809,355     583,249       0.0%
    Salutica Bhd                                                     40,300      14,005       0.0%
    Sam Engineering & Equipment M Bhd                                54,600      94,200       0.0%
    Sapura Energy Bhd                                            37,283,888  14,109,453       0.1%
    Sarawak Oil Palms Bhd                                           908,391     982,799       0.0%
    Scicom MSC Bhd                                                  252,900     112,822       0.0%
#   Scientex Bhd                                                  2,122,328   4,461,624       0.0%
*   Scomi Group Bhd                                               8,281,700     323,500       0.0%
    SEG International Bhd                                           533,828      83,850       0.0%
    Selangor Dredging Bhd                                           366,400      91,664       0.0%
    Selangor Properties Bhd                                          78,800      89,342       0.0%
#   Shangri-La Hotels Malaysia Bhd                                  382,300     469,581       0.0%
    SHL Consolidated Bhd                                            171,700     113,305       0.0%
    Sime Darby Bhd                                                7,831,087  17,019,347       0.1%
#   SKP Resources Bhd                                             7,384,500   3,086,953       0.0%
#   SP Setia Bhd Group                                            3,790,713   2,930,786       0.0%
#   Star Media Group Bhd                                          1,502,700     599,896       0.0%
*   Sumatec Resources Bhd                                         4,417,200      52,234       0.0%
#   Sunway Bhd                                                   15,880,097   6,485,483       0.0%
#   Sunway Construction Group Bhd                                 3,058,919   1,661,795       0.0%
#   Supermax Corp. Bhd                                            4,597,150   1,922,063       0.0%
    Suria Capital Holdings Bhd                                      279,650     132,712       0.0%
#   Syarikat Takaful Malaysia Bhd                                 3,137,000   2,851,904       0.0%
    Symphony Life Bhd                                               321,132      66,000       0.0%
#   Ta Ann Holdings Bhd                                           2,164,423   1,886,638       0.0%
#   TA Enterprise Bhd                                            12,515,500   1,892,979       0.0%
#   TA Global Bhd                                                 9,197,440     824,854       0.0%
    Taliworks Corp. Bhd                                             594,200     175,428       0.0%
#   Tambun Indah Land Bhd                                         2,204,100     614,151       0.0%
    TAN Chong Motor Holdings Bhd                                  1,250,700     478,783       0.0%
    Tasek Corp. Bhd                                                  38,700     117,879       0.0%
#   TDM Bhd                                                       9,957,530   1,234,553       0.0%
    Telekom Malaysia Bhd                                          4,168,102   6,254,464       0.0%
    Tenaga Nasional Bhd                                           9,934,181  35,197,870       0.1%
    TH Plantations Bhd                                            1,213,540     315,283       0.0%
    Thong Guan Industries Bhd                                       223,600     236,096       0.0%
#   Time dotCom Bhd                                               1,620,760   3,515,168       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MALAYSIA -- (Continued)
#   Tiong NAM Logistics Holdings                                  1,964,484 $    691,071       0.0%
#   Top Glove Corp. Bhd                                           7,744,760   11,706,173       0.1%
#   Tropicana Corp. Bhd                                           5,266,390    1,243,374       0.0%
    TSH Resources Bhd                                             3,013,850    1,210,662       0.0%
#   Tune Protect Group Bhd                                        5,207,900    1,500,544       0.0%
#   Uchi Technologies Bhd                                         2,191,240    1,511,401       0.0%
#   UEM Edgenta Bhd                                               2,685,700    1,674,899       0.0%
*   UEM Sunrise Bhd                                              19,093,545    5,007,916       0.0%
*   UMW Holdings Bhd                                              4,231,506    5,237,773       0.0%
#*  UMW Oil & Gas Corp. Bhd                                      39,711,592    3,005,249       0.0%
#   Unisem M Bhd                                                  6,283,120    5,937,861       0.0%
    United Malacca Bhd                                              206,050      329,008       0.0%
    United Plantations Bhd                                          161,400    1,045,570       0.0%
    United U-Li Corp. Bhd                                           562,200      570,886       0.0%
    UOA Development Bhd                                           4,431,100    2,670,257       0.0%
*   Uzma Bhd                                                        544,300      186,739       0.0%
    ViTrox Corp. Bhd                                                475,900      565,767       0.0%
#*  Vivocom International Holdings Bhd                            3,663,700      121,173       0.0%
#   VS Industry Bhd                                               9,828,340    7,150,479       0.0%
    Wah Seong Corp. Bhd                                           2,532,539      562,215       0.0%
*   WCE Holdings Bhd                                              1,343,400      393,410       0.0%
#*  WCT Holdings Bhd                                              9,896,747    3,879,221       0.0%
#   Wellcall Holdings Bhd                                         3,162,350    1,038,144       0.0%
    Westports Holdings Bhd                                        6,220,900    5,457,385       0.0%
#   WTK Holdings Bhd                                              2,932,850      560,843       0.0%
#   Yinson Holdings Bhd                                           2,060,600    1,925,370       0.0%
*   YNH Property Bhd                                              3,931,294    1,311,504       0.0%
    YTL Corp. Bhd                                                38,793,612   11,638,111       0.1%
*   YTL Land & Development Bhd                                      974,000      127,713       0.0%
    YTL Power International Bhd                                  10,566,859    3,244,604       0.0%
    Zhulian Corp. Bhd                                               598,966      253,332       0.0%
                                                                            ------------       ---
TOTAL MALAYSIA                                                               842,530,848       3.1%
                                                                            ------------       ---
MEXICO -- (3.2%)
#   Alfa S.A.B. de C.V. Class A                                  24,853,466   25,953,102       0.1%
#   Alpek S.A.B. de C.V.                                          4,525,521    4,746,996       0.0%
#   Alsea S.A.B. de C.V.                                          5,387,131   16,303,224       0.1%
#   America Movil S.A.B. de C.V. Series L                        41,793,981   36,035,026       0.1%
    America Movil S.A.B. de C.V. Series L ADR                     3,725,657   63,783,247       0.2%
    Arca Continental S.A.B. de C.V.                               2,621,745   16,684,919       0.1%
#*  Axtel S.A.B. de C.V.                                          9,590,291    2,075,956       0.0%
#   Banregio Grupo Financiero S.A.B. de C.V.                      2,841,676   15,157,186       0.1%
*   Bio Pappel S.A.B. de C.V.                                       222,356      269,540       0.0%
#   Bolsa Mexicana de Valores S.A.B. de C.V.                      4,292,208    7,161,982       0.0%
#*  Cemex S.A.B. de C.V.                                         12,584,067   10,233,057       0.1%
*   Cemex S.A.B. de C.V. Sponsored ADR                            6,655,689   53,977,639       0.2%
    Cia Minera Autlan S.A.B. de C.V. Series B                        15,248       14,316       0.0%
#   Coca-Cola Femsa S.A.B. de C.V. Series L                         255,761    1,728,931       0.0%
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR                    126,517    8,658,823       0.0%
#   Consorcio ARA S.A.B. de C.V. Series *                        10,174,393    3,608,741       0.0%
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR           339,768    3,475,827       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MEXICO -- (Continued)
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V. Class A       796,064 $   813,431       0.0%
#*  Corp Interamericana de Entretenimiento S.A.B. de C.V.
      Class B                                                       222,600     208,124       0.0%
    Corp. Actinver S.A.B. de C.V.                                    61,598      41,768       0.0%
    Corp. Inmobiliaria Vesta S.A.B. de C.V.                       4,566,663   5,645,281       0.0%
    Corp. Moctezuma S.A.B. de C.V. Series *                         392,200   1,558,837       0.0%
#   Credito Real S.A.B. de C.V. SOFOM ER                          1,216,407   1,954,195       0.0%
    Cydsa S.A.B. de C.V.                                              6,129       8,737       0.0%
#*  Desarrolladora Homex S.A.B. de C.V.                             372,701      15,358       0.0%
    Dine S.A.B. de C.V.                                               7,300       4,150       0.0%
#   El Puerto de Liverpool S.A.B. de C.V. Class C1                  573,101   3,911,797       0.0%
#*  Elementia S.A.B. de C.V.                                         28,179      36,745       0.0%
#*  Empresas ICA S.A.B. de C.V.                                   4,691,828     362,195       0.0%
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR               246,788      38,617       0.0%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR         461,915  40,533,041       0.2%
#*  Genomma Lab Internacional S.A.B. de C.V. Class B              7,818,996   9,131,525       0.0%
#   Gentera S.A.B. de C.V.                                        7,808,256   7,901,218       0.0%
#   Gruma S.A.B. de C.V. Class B                                  1,787,411  23,459,842       0.1%
*   Grupo Aeromexico S.A.B. de C.V.                                 737,068   1,176,049       0.0%
#   Grupo Aeroportuario del Centro Norte S.A.B. de C.V.           2,344,021  11,841,300       0.1%
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR             100       4,040       0.0%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR             168,898  16,031,798       0.1%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B         921,345   8,760,389       0.0%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR               50,793   9,081,280       0.0%
#   Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B          820,276  14,666,925       0.1%
#   Grupo Bimbo S.A.B. de C.V. Series A                           7,987,501  18,494,147       0.1%
#   Grupo Carso S.A.B. de C.V. Series A1                          2,756,439   8,934,245       0.0%
    Grupo Cementos de Chihuahua S.A.B. de C.V.                      254,007   1,205,926       0.0%
#   Grupo Comercial Chedraui S.A. de C.V.                         2,656,396   5,244,414       0.0%
#   Grupo Elektra S.A.B. de C.V.                                    295,881  11,857,464       0.1%
*   Grupo Famsa S.A.B. de C.V. Class A                            2,994,741   1,633,914       0.0%
    Grupo Financiero Banorte S.A.B. de C.V. Class O               7,050,936  41,779,510       0.2%
#   Grupo Financiero Inbursa S.A.B. de C.V. Class O               8,688,621  14,946,508       0.1%
    Grupo Financiero Interacciones SA de C.V. Class O               838,813   3,814,348       0.0%
#   Grupo Financiero Santander Mexico S.A.B. de C.V. Class B      4,434,633   7,452,834       0.0%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B ADR    669,690   5,638,790       0.0%
#*  Grupo GICSA S.A. de C.V.                                        317,876     192,333       0.0%
*   Grupo Gigante S.A.B. de C.V. Series *                            41,000      91,958       0.0%
#   Grupo Herdez S.A.B. de C.V. Series *                          1,770,097   3,785,464       0.0%
    Grupo Industrial Saltillo S.A.B. de C.V.                        101,243     190,058       0.0%
#   Grupo KUO S.A.B. de C.V. Series B                               271,325     556,045       0.0%
#   Grupo Lala S.A.B. de C.V.                                     2,747,262   4,243,036       0.0%
    Grupo Mexico S.A.B. de C.V. Series B                         22,506,747  73,196,014       0.3%
*   Grupo Pochteca S.A.B. de C.V.                                   387,811     148,678       0.0%
    Grupo Rotoplas S.A.B. de C.V.                                   130,688     202,729       0.0%
    Grupo Sanborns S.A.B. de C.V.                                   607,792     667,971       0.0%
#*  Grupo Simec S.A.B. de C.V. Series B                           1,586,644   5,200,606       0.0%
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                          8,806      86,739       0.0%
#*  Grupo Sports World S.A.B. de C.V.                               218,149     216,195       0.0%
#   Grupo Televisa S.A.B. Series CPO                              3,799,096  16,629,684       0.1%
    Grupo Televisa S.A.B. Sponsored ADR                           2,089,878  45,747,429       0.2%
#*  Hoteles City Express S.A.B. de C.V.                           1,862,758   2,293,985       0.0%
#*  Impulsora del Desarrollo y El Empleo en America Latina
      S.A.B. de C.V.                                              2,275,386   4,140,896       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MEXICO -- (Continued)
#   Industrias Bachoco S.A.B. de C.V. Series B                    1,177,071 $  5,797,021       0.0%
    Industrias Bachoco S.A.B. de C.V. Sponsored ADR                  52,638    3,099,852       0.0%
#*  Industrias CH S.A.B. de C.V. Series B                         2,247,783    8,957,483       0.0%
    Industrias Penoles S.A.B. de C.V.                               922,044   21,497,968       0.1%
#   Infraestructura Energetica Nova S.A.B. de C.V.                3,026,322   15,438,043       0.1%
#   Kimberly-Clark de Mexico S.A.B. de C.V. Class A               9,572,869   16,467,627       0.1%
#*  La Comer S.A.B. de C.V.                                       4,239,758    4,113,318       0.0%
#*  Maxcom Telecomunicaciones S.A.B. de C.V.                        114,017       42,225       0.0%
#   Megacable Holdings S.A.B. de C.V.                             2,136,713    8,465,827       0.0%
    Mexichem S.A.B. de C.V.                                       8,086,793   20,828,867       0.1%
*   Minera Frisco S.A.B. de C.V. Class A1                         2,215,165    1,306,793       0.0%
#   Nemak S.A.B. de C.V.                                          1,347,091    1,013,915       0.0%
#   Organizacion Cultiba S.A.B. de C.V.                             179,151      148,578       0.0%
*   Organizacion Soriana S.A.B. de C.V. Class B                   3,374,203    7,075,148       0.0%
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V.(BP85573)                                                  13,054       97,634       0.0%
#   Promotora y Operadora de Infraestructura S.A.B. de
      C.V.(2393388)                                               1,373,446   13,059,799       0.1%
#   Qualitas Controladora S.A.B. de C.V.                            855,788    1,417,256       0.0%
#   Rassini S.A.B. de C.V.                                          234,366      869,410       0.0%
#   Rassini S.A.B. De C.V. Class A                                  201,339      377,017       0.0%
#*  Telesites S.A.B. de C.V.                                      5,729,487    4,240,689       0.0%
#   TV Azteca S.A.B. de C.V.                                      9,284,232    1,680,404       0.0%
    Unifin Financiera S.A.B. de C.V. SOFOM ENR                      357,567    1,212,297       0.0%
    Vitro S.A.B. de C.V. Series A                                   327,447    1,214,364       0.0%
    Wal-Mart de Mexico S.A.B. de C.V.                            16,371,536   36,651,131       0.1%
                                                                            ------------       ---
TOTAL MEXICO                                                                 880,719,740       3.3%
                                                                            ------------       ---
PERU -- (0.1%)
    Cementos Pacasmayo SAA ADR                                       35,760      455,581       0.0%
    Cia de Minas Buenaventura SAA ADR                               156,351    2,156,080       0.0%
    Credicorp, Ltd.                                                 153,400   32,128,096       0.1%
*   Fossal SAA ADR                                                    3,794        3,661       0.0%
*   Grana y Montero SAA Sponsored ADR                               186,396      838,782       0.0%
                                                                            ------------       ---
TOTAL PERU                                                                    35,582,200       0.1%
                                                                            ------------       ---
PHILIPPINES -- (1.2%)
    A Soriano Corp.                                                 818,000      111,664       0.0%
    Aboitiz Equity Ventures, Inc.                                 5,490,080    7,974,962       0.0%
    Aboitiz Power Corp.                                           5,592,800    4,604,749       0.0%
    ACR Mining Corp.                                                 11,905          774       0.0%
*   Alliance Global Group, Inc.                                  25,236,694    7,828,268       0.0%
    Alsons Consolidated Resources, Inc.                           3,329,000       88,885       0.0%
*   Apex Mining Co., Inc.                                         7,055,000      232,430       0.0%
*   Atlas Consolidated Mining & Development Corp.                 2,979,300      288,389       0.0%
    Ayala Corp.                                                     831,245   16,587,583       0.1%
    Ayala Land, Inc.                                             23,346,120   19,553,784       0.1%
    Bank of the Philippine Islands                                2,540,353    4,827,332       0.0%
    BDO Unibank, Inc.                                             6,135,803   16,350,242       0.1%
    Belle Corp.                                                  28,723,700    2,114,726       0.0%
*   Bloomberry Resorts Corp.                                     33,327,600    6,101,898       0.0%
    Cebu Air, Inc.                                                2,433,530    5,140,265       0.0%
    Cebu Holdings, Inc.                                           2,065,000      214,105       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
PHILIPPINES -- (Continued)
    Century Pacific Food, Inc.                                     4,014,350 $ 1,182,415       0.0%
    Century Properties Group, Inc.                                 1,153,062      11,390       0.0%
    China Banking Corp.                                            1,320,090     857,189       0.0%
    Cirtek Holdings Philippines Corp.                                316,700     273,164       0.0%
    COL Financial Group, Inc.                                        133,700      41,153       0.0%
    Cosco Capital, Inc.                                            8,551,200   1,411,865       0.0%
    D&L Industries, Inc.                                          23,389,800   4,703,937       0.0%
    DMCI Holdings, Inc.                                           33,506,700   9,952,354       0.1%
*   DoubleDragon Properties Corp.                                  1,659,390   1,301,994       0.0%
    East West Banking Corp.                                        1,939,000   1,217,381       0.0%
*   EEI Corp.                                                      3,937,700     939,063       0.0%
    Emperador, Inc.                                                2,688,200     375,022       0.0%
*   Empire East Land Holdings, Inc.                               22,778,000     295,729       0.0%
    Energy Development Corp.                                      12,863,034   1,438,643       0.0%
    Filinvest Development Corp.                                       89,300      13,062       0.0%
    Filinvest Land, Inc.                                         147,653,687   5,669,836       0.0%
    First Gen Corp.                                               11,925,900   4,062,060       0.0%
    First Philippine Holdings Corp.                                2,492,330   3,084,250       0.0%
*   Global Ferronickel Holdings, Inc.                              4,535,000     237,928       0.0%
    Globe Telecom, Inc.                                              158,715   6,281,348       0.0%
    GT Capital Holdings, Inc.                                        280,780   6,423,951       0.0%
    Integrated Micro-Electronics, Inc.                             3,597,700   1,233,442       0.0%
    International Container Terminal Services, Inc.                4,152,182   8,504,062       0.0%
    JG Summit Holdings, Inc.                                       6,490,770   9,678,699       0.1%
    Jollibee Foods Corp.                                           2,440,877  11,786,662       0.1%
    Leisure & Resorts World Corp.                                  1,361,320     105,745       0.0%
*   Lepanto Consolidated Mining Co.                               30,246,517     115,444       0.0%
    Lopez Holdings Corp.                                          18,172,200   2,045,595       0.0%
    LT Group, Inc.                                                11,529,400   4,016,369       0.0%
    Macroasia Corp.                                                  181,800      66,914       0.0%
    Manila Electric Co.                                            1,305,000   7,377,299       0.0%
    Manila Water Co., Inc.                                         9,873,200   5,931,144       0.0%
    Max's Group, Inc.                                                938,300     350,170       0.0%
*   Megawide Construction Corp.                                    6,517,470   2,123,572       0.0%
    Megaworld Corp.                                               93,207,600   9,623,388       0.1%
*   Melco Resorts And Entertainment Philippines Corp.             15,077,100   1,982,600       0.0%
    Metro Pacific Investments Corp.                               74,243,600   9,784,720       0.1%
    Metro Retail Stores Group, Inc.                                  154,000      12,018       0.0%
    Metropolitan Bank & Trust Co.                                  3,032,155   5,088,170       0.0%
    Nickel Asia Corp.                                              5,427,500     736,447       0.0%
    Pepsi-Cola Products Philippines, Inc.                         10,754,791     601,130       0.0%
    Petron Corp.                                                  18,407,300   3,475,350       0.0%
    Philex Mining Corp.                                            2,206,050     325,462       0.0%
*   Philippine National Bank                                       2,079,123   2,354,741       0.0%
    Philippine Stock Exchange, Inc. (The)                             84,552     400,551       0.0%
*   Philweb Corp.                                                  4,013,540     611,394       0.0%
    Phinma Energy Corp.                                           14,418,000     475,172       0.0%
    Phoenix Petroleum Philippines, Inc.                            2,258,470     503,138       0.0%
    PLDT, Inc.                                                       260,095   8,625,669       0.0%
    PLDT, Inc. Sponsored ADR                                         210,660   6,964,420       0.0%
    Premium Leisure Corp.                                         34,418,000     965,989       0.0%
    Puregold Price Club, Inc.                                      4,967,400   4,908,189       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
PHILIPPINES -- (Continued)
    RFM Corp.                                                     6,096,300 $    552,256       0.0%
    Rizal Commercial Banking Corp.                                2,030,745    2,323,339       0.0%
    Robinsons Land Corp.                                         15,121,250    7,398,160       0.0%
    Robinsons Retail Holdings, Inc.                               1,760,860    3,310,331       0.0%
    San Miguel Corp.                                              3,256,080    6,500,127       0.0%
    San Miguel Pure Foods Co., Inc.                                   9,540       56,917       0.0%
    Security Bank Corp.                                           1,879,998    8,961,496       0.1%
    Semirara Mining & Power Corp.                                 8,066,800    6,640,371       0.0%
    SM Investments Corp.                                            540,530   10,010,550       0.1%
    SM Prime Holdings, Inc.                                      22,103,790   15,857,562       0.1%
*   SSI Group, Inc.                                               1,617,000      121,515       0.0%
    STI Education Systems Holdings, Inc.                         16,031,000      558,654       0.0%
*   Top Frontier Investment Holdings, Inc.                          153,057      884,012       0.0%
    Travellers International Hotel Group, Inc.                    2,905,600      219,901       0.0%
    Union Bank of the Philippines                                 1,479,462    2,496,584       0.0%
    Universal Robina Corp.                                        3,376,160    9,344,531       0.1%
    Vista Land & Lifescapes, Inc.                                50,243,600    5,925,797       0.0%
    Xurpas, Inc.                                                  2,162,700      225,749       0.0%
                                                                            ------------       ---
TOTAL PHILIPPINES                                                            333,955,307       1.2%
                                                                            ------------       ---
POLAND -- (1.7%)
*   AB SA                                                             2,455       18,550       0.0%
*   Agora SA                                                        176,476      795,262       0.0%
*   Alior Bank SA                                                   565,120   11,225,633       0.1%
    Alumetal SA                                                       2,135       30,403       0.0%
#   Amica SA                                                         30,655    1,187,707       0.0%
*   AmRest Holdings SE                                               17,244    1,672,645       0.0%
    Apator SA                                                        37,049      310,320       0.0%
    Asseco Poland SA                                                674,452    8,842,128       0.0%
    Bank Handlowy w Warszawie SA                                    170,952    3,495,871       0.0%
*   Bank Millennium SA                                            3,256,447    7,137,146       0.0%
    Bank Pekao SA                                                   320,962   10,487,722       0.1%
#   Bank Zachodni WBK SA                                            122,039   12,244,571       0.1%
#*  Bioton SA                                                       313,879      384,762       0.0%
*   Boryszew SA                                                   1,835,982    5,042,811       0.0%
    Budimex SA                                                       99,729    5,111,176       0.0%
    CCC SA                                                          171,348   12,848,486       0.1%
    CD Projekt SA                                                   648,593   21,483,419       0.1%
#*  CI Games SA                                                     112,440       34,281       0.0%
*   Ciech SA                                                        360,371    6,126,609       0.0%
*   Colian Holding SA                                                52,481       45,653       0.0%
#   ComArch SA                                                       11,923      525,850       0.0%
    Cyfrowy Polsat SA                                             1,275,845    8,886,541       0.0%
    Dom Development SA                                               10,491      242,144       0.0%
    Elektrobudowa SA                                                  2,716       65,601       0.0%
*   Emperia Holding SA                                               66,611    1,679,217       0.0%
    Enea SA                                                       2,069,651    7,919,830       0.0%
#   Energa SA                                                     1,081,430    3,758,134       0.0%
#   Eurocash SA                                                     708,299    7,163,435       0.0%
    Fabryki Mebli Forte SA                                           96,552    1,764,544       0.0%
*   Famur SA                                                        286,797      452,842       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
POLAND -- (Continued)
    Firma Oponiarska Debica SA                                       10,995 $    305,578       0.0%
*   Getin Holding SA                                              2,336,787    1,033,280       0.0%
#*  Getin Noble Bank SA                                           3,219,196    1,423,774       0.0%
    Globe Trade Centre SA                                           259,529      641,462       0.0%
    Grupa Azoty SA                                                  220,670    4,424,479       0.0%
    Grupa Azoty Zaklady Chemiczne Police SA                          17,834      102,328       0.0%
    Grupa Kety SA                                                    56,561    6,128,718       0.0%
#   Grupa Lotos SA                                                1,123,620   20,376,205       0.1%
*   Impexmetal SA                                                 1,188,985    1,401,006       0.0%
#*  ING Bank Slaski SA                                              118,510    6,447,143       0.0%
#   Inter Cars SA                                                    22,465    1,778,586       0.0%
*   Jastrzebska Spolka Weglowa SA                                   452,623   12,172,373       0.1%
    Kernel Holding SA                                               487,981    6,556,019       0.0%
    KGHM Polska Miedz SA                                            882,914   29,843,293       0.1%
    KRUK SA                                                         126,619    9,703,116       0.0%
    LC Corp. SA                                                     600,348      455,502       0.0%
    Lentex SA                                                        34,442       77,581       0.0%
    LPP SA                                                            5,218   12,289,449       0.1%
    Lubelski Wegiel Bogdanka SA                                      70,288    1,424,407       0.0%
*   mBank SA                                                         74,922    9,473,662       0.0%
    Netia SA                                                      1,878,054    2,115,227       0.0%
#   Neuca SA                                                         21,617    1,455,255       0.0%
    Newag SA                                                            182          762       0.0%
#*  Orange Polska SA                                              4,211,819    6,490,161       0.0%
    Orbis SA                                                         69,934    1,680,053       0.0%
#   Pfleiderer Group SA                                              80,501      885,252       0.0%
*   PGE Polska Grupa Energetyczna SA                              6,193,372   22,206,540       0.1%
*   PKP Cargo SA                                                     62,576      893,086       0.0%
#*  Polnord SA                                                      283,571      646,605       0.0%
    Polski Koncern Naftowy Orlen SA                               2,073,148   73,326,226       0.3%
    Polskie Gornictwo Naftowe i Gazownictwo SA                    5,392,600    9,909,822       0.1%
*   Powszechna Kasa Oszczednosci Bank Polski SA                   2,340,138   24,906,820       0.1%
    Powszechny Zaklad Ubezpieczen SA                              2,048,327   26,434,960       0.1%
*   Rafako SA                                                       379,308      474,726       0.0%
    Stalexport Autostrady SA                                        418,081      436,580       0.0%
    Stalprodukt SA                                                    7,955    1,157,834       0.0%
#   Synthos SA                                                    4,770,523    6,458,111       0.0%
*   Tauron Polska Energia SA                                     10,690,999   10,337,034       0.1%
    Trakcja SA                                                      506,528    1,073,969       0.0%
*   Vistula Group SA                                                778,171      727,146       0.0%
    Warsaw Stock Exchange                                           212,844    2,689,528       0.0%
    Wawel SA                                                            550      145,818       0.0%
    Zespol Elektrowni Patnow Adamow Konin SA                         49,544      170,793       0.0%
                                                                            ------------       ---
TOTAL POLAND                                                                 461,663,562       1.7%
                                                                            ------------       ---
RUSSIA -- (1.2%)
    Etalon Group, Ltd. GDR(29760G103)                               214,610      869,170       0.0%
    Etalon Group, Ltd. GDR(B5TWX80)                                 650,174    2,629,892       0.0%
    Gazprom PJSC Sponsored ADR                                    7,768,923   33,370,741       0.1%
    Globaltrans Investment P.L.C. GDR                               256,811    2,372,934       0.0%
    Globaltrans Investment P.L.C. Sponsored GDR                     193,097    1,780,087       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
RUSSIA -- (Continued)
*   Lenta, Ltd. GDR(BJ621Y903)                                     143,301 $    904,203       0.0%
*   Lenta, Ltd. GDR(52634T200)                                     593,300    3,743,723       0.0%
    Lukoil PJSC Sponsored ADR(BYZDW2900)                           598,466   31,789,540       0.1%
    Lukoil PJSC Sponsored ADR(69343P105)                            85,675    4,543,345       0.0%
    Magnitogorsk Iron & Steel Works PJSC Sponsored GDR             641,904    6,254,833       0.0%
*   Mail.Ru Group, Ltd. GDR(B53NQB903)                             109,976    3,573,294       0.0%
*   Mail.Ru Group, Ltd. GDR(560317208)                                 974       31,655       0.0%
*   Mechel PJSC Sponsored ADR                                      334,032    1,653,456       0.0%
    MegaFon PJSC GDR(B8PQQ7905)                                    377,606    3,946,543       0.0%
    MegaFon PJSC GDR(58517T209)                                     22,967      240,005       0.0%
    MMC Norilsk Nickel PJSC ADR(BYSW6D901)                       1,034,973   19,045,617       0.1%
    MMC Norilsk Nickel PJSC ADR(55315J102)                         111,699    2,061,628       0.0%
    Novatek PJSC GDR                                               111,723   12,751,572       0.1%
    Novolipetsk Steel PJSC GDR(B0RTNX900)                          348,244    8,028,734       0.0%
    Novolipetsk Steel PJSC GDR(67011E204)                           91,022    2,098,057       0.0%
    O'Key Group SA GDR                                              71,285      171,100       0.0%
    PhosAgro PJSC GDR                                              227,656    3,130,126       0.0%
    Ros Agro P.L.C. GDR                                            135,725    1,627,868       0.0%
    Rosneft Oil Co. PJSC GDR(B17FSC901)                          2,952,866   16,189,454       0.1%
    Rosneft Oil Co. PJSC GDR(67812M207)                            306,315    1,678,606       0.0%
    Rostelecom PJSC Sponsored ADR(778529107)                       144,775    1,049,619       0.0%
    Rostelecom PJSC Sponsored ADR(B114RM901)                       164,180    1,154,101       0.0%
    RusHydro PJSC ADR                                            4,579,241    6,131,961       0.0%
    Sberbank of Russia PJSC Sponsored ADR(80585Y308)               989,955   14,195,955       0.1%
    Sberbank of Russia PJSC Sponsored ADR(B5SC09903)             4,081,901   58,584,296       0.2%
    Severstal PJSC GDR(B1G4YH908)                                  650,882    9,927,002       0.1%
    Severstal PJSC GDR(818150302)                                   13,766      209,931       0.0%
    Tatneft PJSC Sponsored ADR                                     781,396   35,174,951       0.1%
    TMK PJSC GDR(87260R201)                                        270,472    1,487,596       0.0%
    TMK PJSC GDR(B1FY0V909)                                         80,338      441,788       0.0%
    VEON, Ltd.                                                   2,225,349    8,701,115       0.0%
    VTB Bank PJSC GDR(B1W7FX909)                                 3,938,248    8,153,099       0.0%
    VTB Bank PJSC GDR(46630Q202)                                 4,505,375    9,326,126       0.1%
*   X5 Retail Group NV GDR                                         398,885   16,394,960       0.1%
                                                                           ------------       ---
TOTAL RUSSIA                                                                335,418,683       1.2%
                                                                           ------------       ---
SOUTH AFRICA -- (6.4%)
#   Adcock Ingram Holdings, Ltd.                                   644,953    2,680,843       0.0%
    Adcorp Holdings, Ltd.                                          347,008      349,559       0.0%
    Advtech, Ltd.                                                3,385,162    4,243,360       0.0%
    Aeci, Ltd.                                                   1,231,815    9,206,426       0.0%
    African Oxygen, Ltd.                                           602,131    1,043,199       0.0%
#*  African Phoenix Investments, Ltd.                            4,779,215      230,198       0.0%
    African Rainbow Minerals, Ltd.                               1,279,313   11,226,996       0.1%
    Afrimat, Ltd.                                                   64,188      128,129       0.0%
    Alexander Forbes Group Holdings, Ltd.                        1,169,306      602,551       0.0%
*   Allied Electronics Corp., Ltd. Class A                          58,091       50,558       0.0%
    Alviva Holdings, Ltd.                                        1,422,741    1,976,242       0.0%
*   Anglo American Platinum, Ltd.                                  285,924    7,956,598       0.0%
    AngloGold Ashanti, Ltd.                                        363,601    3,354,769       0.0%
    AngloGold Ashanti, Ltd. Sponsored ADR                        4,151,296   38,607,053       0.2%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
SOUTH AFRICA -- (Continued)
*   ArcelorMittal South Africa, Ltd.                              1,520,629 $   684,256       0.0%
#   Ascendis Health, Ltd.                                           800,062     989,424       0.0%
    Aspen Pharmacare Holdings, Ltd.                               1,448,701  32,732,806       0.1%
    Assore, Ltd.                                                    245,410   5,368,599       0.0%
    Astral Foods, Ltd.                                              478,499   6,548,426       0.0%
*   Attacq, Ltd.                                                  2,951,869   3,898,604       0.0%
*   Aveng, Ltd.                                                   3,284,303     585,967       0.0%
    AVI, Ltd.                                                     3,912,324  27,279,277       0.1%
    Balwin Properties, Ltd.                                          21,544       9,380       0.0%
    Barclays Africa Group, Ltd.                                   4,594,480  45,513,186       0.2%
    Barloworld, Ltd.                                              3,229,991  30,466,061       0.1%
    Bid Corp., Ltd.                                               1,994,264  43,853,111       0.2%
    Bidvest Group, Ltd. (The)                                     2,996,550  36,381,747       0.1%
    Blue Label Telecoms, Ltd.                                     4,584,775   5,592,922       0.0%
#*  Brait SE                                                      1,387,560   5,186,642       0.0%
#   Capitec Bank Holdings, Ltd.                                     295,321  19,638,265       0.1%
#   Cashbuild, Ltd.                                                 235,150   6,058,617       0.0%
    Caxton and CTP Publishers and Printers, Ltd.                    433,083     401,645       0.0%
    City Lodge Hotels, Ltd.                                         308,866   2,751,336       0.0%
    Clicks Group, Ltd.                                            2,283,660  25,578,110       0.1%
    Clover Industries, Ltd.                                         562,512     568,454       0.0%
#*  Consolidated Infrastructure Group, Ltd.                         428,833     345,928       0.0%
    Coronation Fund Managers, Ltd.                                2,227,397  11,232,647       0.1%
#*  Curro Holdings, Ltd.                                            363,396   1,034,555       0.0%
    DataTec, Ltd.                                                 2,134,611   9,052,039       0.0%
#   Discovery, Ltd.                                               2,839,049  29,450,510       0.1%
    Distell Group, Ltd.                                             277,470   2,547,420       0.0%
#   DRDGOLD, Ltd.                                                 3,795,237   1,292,536       0.0%
    DRDGOLD, Ltd. Sponsored ADR                                       4,569      15,535       0.0%
*   enX Group, Ltd.                                                 187,307     184,081       0.0%
    EOH Holdings, Ltd.                                            1,195,218   8,910,887       0.0%
    Evraz Highveld Steel and Vanadium, Ltd.                          35,483          67       0.0%
*   eXtract Group, Ltd.                                           4,007,993      16,982       0.0%
    Exxaro Resources, Ltd.                                        1,652,715  16,795,117       0.1%
#*  Famous Brands, Ltd.                                             797,092   5,767,803       0.0%
#   FirstRand, Ltd.                                              23,983,632  87,056,556       0.3%
    Foschini Group, Ltd. (The)                                    2,611,678  25,032,909       0.1%
    Gold Fields, Ltd.                                               965,283   3,842,391       0.0%
    Gold Fields, Ltd. Sponsored ADR                               8,752,252  34,746,440       0.1%
    Grand Parade Investments, Ltd.                                  885,554     188,045       0.0%
*   Grindrod, Ltd.                                                5,400,359   5,949,719       0.0%
    Group Five, Ltd.                                                715,984     658,669       0.0%
    Harmony Gold Mining Co., Ltd.                                 1,638,854   2,802,394       0.0%
    Harmony Gold Mining Co., Ltd. Sponsored ADR                   4,049,087   7,004,920       0.0%
    Holdsport, Ltd.                                                 145,365     607,160       0.0%
*   Howden Africa Holdings, Ltd.                                     15,743      37,876       0.0%
    Hudaco Industries, Ltd.                                         284,643   2,537,931       0.0%
#   Hulamin, Ltd.                                                   737,867     376,047       0.0%
#*  Impala Platinum Holdings, Ltd.                                4,377,700  12,147,094       0.1%
#   Imperial Holdings, Ltd.                                       1,756,323  25,189,205       0.1%
    Investec, Ltd.                                                2,248,612  15,335,324       0.1%
#   Invicta Holdings, Ltd.                                          123,534     478,642       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SOUTH AFRICA -- (Continued)
#   Italtile, Ltd.                                                  212,586 $    207,465       0.0%
    JSE, Ltd.                                                     1,125,931   10,675,112       0.1%
    KAP Industrial Holdings, Ltd.                                 6,671,914    4,010,964       0.0%
#   Kumba Iron Ore, Ltd.                                            727,340   13,993,691       0.1%
    Lewis Group, Ltd.                                             1,279,340    2,458,746       0.0%
    Liberty Holdings, Ltd.                                        1,597,373   12,557,187       0.1%
    Life Healthcare Group Holdings, Ltd.                         13,486,377   25,004,056       0.1%
    Massmart Holdings, Ltd.                                       1,364,373   10,343,775       0.0%
    Merafe Resources, Ltd.                                       10,289,166    1,295,589       0.0%
    Metair Investments, Ltd.                                      1,343,091    1,804,546       0.0%
    Metrofile Holdings, Ltd.                                        113,854       35,447       0.0%
    MMI Holdings, Ltd.                                           11,102,280   14,751,279       0.1%
    Mondi, Ltd.                                                   1,023,078   24,541,092       0.1%
    Mpact, Ltd.                                                   1,585,645    2,899,228       0.0%
    Mr. Price Group, Ltd.                                         1,891,112   23,438,695       0.1%
    MTN Group, Ltd.                                              11,647,989  101,140,736       0.4%
    Murray & Roberts Holdings, Ltd.                               4,222,536    4,782,589       0.0%
*   Nampak, Ltd.                                                  6,321,611    8,321,946       0.0%
    Naspers, Ltd. Class N                                           466,930  113,759,319       0.4%
    Nedbank Group, Ltd.                                           2,011,214   29,473,883       0.1%
    NEPI Rockcastle P.L.C.                                          627,232    8,731,589       0.0%
    Netcare, Ltd.                                                 8,544,931   15,043,681       0.1%
#*  Northam Platinum, Ltd.                                        3,257,303   12,119,109       0.1%
    Novus Holdings, Ltd.                                            161,502       80,175       0.0%
    Oceana Group, Ltd.                                              418,079    2,663,765       0.0%
    Omnia Holdings, Ltd.                                            598,184    6,171,180       0.0%
    Peregrine Holdings, Ltd.                                      2,682,991    5,380,982       0.0%
#   Pick n Pay Stores, Ltd.                                       3,330,962   13,969,232       0.1%
    Pioneer Foods Group, Ltd.                                       858,714    7,216,823       0.0%
#*  PPC, Ltd.                                                    14,050,730    7,331,435       0.0%
    PSG Group, Ltd.                                                 525,958    9,764,397       0.0%
    Raubex Group, Ltd.                                            1,369,642    1,967,166       0.0%
    RCL Foods, Ltd.                                                 179,895      190,955       0.0%
    Reunert, Ltd.                                                 1,938,214    9,530,401       0.0%
#   Rhodes Food Group Pty, Ltd.                                     441,190      623,812       0.0%
#*  Royal Bafokeng Platinum, Ltd.                                   309,377      713,268       0.0%
    Sanlam, Ltd.                                                 11,415,653   57,139,481       0.2%
    Santam, Ltd.                                                    322,552    5,747,746       0.0%
    Sappi, Ltd.                                                   5,804,520   38,869,996       0.2%
    Sasol, Ltd.                                                   1,783,963   52,123,435       0.2%
    Sasol, Ltd. Sponsored ADR                                     1,144,917   33,328,534       0.1%
    Shoprite Holdings, Ltd.                                       3,230,604   46,249,383       0.2%
    Sibanye-Sillwater                                             8,393,991   10,867,157       0.1%
    Sibanye-Sillwater Sponsored ADR                               2,137,274   10,964,217       0.1%
    SPAR Group, Ltd. (The)                                        2,187,493   25,747,485       0.1%
    Spur Corp., Ltd.                                                520,026      989,378       0.0%
#*  Stadio Holdings, Ltd.                                           571,244      247,265       0.0%
    Standard Bank Group, Ltd.                                     7,859,870   91,271,776       0.3%
*   Stefanutti Stocks Holdings, Ltd.                                186,764       38,330       0.0%
#   Steinhoff International Holdings NV                          10,257,445   44,528,484       0.2%
    Sun International, Ltd.                                         959,067    3,416,821       0.0%
*   Super Group, Ltd.                                             4,105,649   11,604,821       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SOUTH AFRICA -- (Continued)
    Telkom SA SOC, Ltd.                                          3,343,880 $   12,524,609       0.1%
    Tiger Brands, Ltd.                                           1,164,571     31,806,377       0.1%
    Tongaat Hulett, Ltd.                                           978,910      7,975,344       0.0%
    Transaction Capital, Ltd.                                      366,898        389,052       0.0%
#   Trencor, Ltd.                                                  800,676      2,493,734       0.0%
#   Truworths International, Ltd.                                4,136,043     22,036,250       0.1%
    Tsogo Sun Holdings, Ltd.                                     4,247,433      6,240,843       0.0%
#   Vodacom Group, Ltd.                                          2,261,525     24,578,101       0.1%
    Wilson Bayly Holmes-Ovcon, Ltd.                                613,900      6,571,931       0.0%
    Woolworths Holdings, Ltd.                                    8,069,245     32,183,717       0.1%
                                                                           --------------       ---
TOTAL SOUTH AFRICA                                                          1,779,308,327       6.6%
                                                                           --------------       ---
SOUTH KOREA -- (16.8%)
#*  3S Korea Co., Ltd.                                              61,927        105,960       0.0%
#   ABco Electronics Co., Ltd.                                      45,562        300,758       0.0%
#   ABOV Semiconductor Co., Ltd.                                    59,125        420,112       0.0%
#*  Ace Technologies Corp.                                         153,149        511,819       0.0%
#*  Actoz Soft Co., Ltd.                                            42,950        617,937       0.0%
#   Advanced Nano Products Co., Ltd.                                43,469        545,915       0.0%
#*  Advanced Process Systems Corp.                                  45,365      1,561,245       0.0%
    Aekyung Petrochemical Co., Ltd.                                201,789      2,795,127       0.0%
#   AfreecaTV Co., Ltd.                                             98,334      1,567,935       0.0%
#*  Agabang&Company                                                207,215      1,104,253       0.0%
#   Ahn-Gook Pharmaceutical Co., Ltd.                               45,361        453,491       0.0%
#   Ahnlab, Inc.                                                    16,302        728,621       0.0%
#   AJ Networks Co., Ltd.                                           81,266        531,606       0.0%
#*  AJ Rent A Car Co., Ltd.                                        203,227      2,352,536       0.0%
#*  Ajin Industrial Co., Ltd.                                       38,854        218,636       0.0%
    AK Holdings, Inc.                                               57,162      3,436,460       0.0%
#*  Alticast Corp.                                                  12,322         51,283       0.0%
#   ALUKO Co., Ltd.                                                251,370        859,306       0.0%
#*  Alvogen Korea Co., Ltd                                           2,285         57,117       0.0%
    Amorepacific Corp.                                              84,637     23,748,478       0.1%
#   AMOREPACIFIC Group                                             135,701     17,401,838       0.1%
#*  Amotech Co., Ltd.                                               97,329      3,297,984       0.0%
#*  Anam Electronics Co., Ltd.                                     287,995        632,966       0.0%
#   Anapass, Inc.                                                   53,579        860,287       0.0%
#*  APS Holdings Corp.                                             114,919      1,024,492       0.0%
    Asia Cement Co., Ltd.                                           12,473        961,375       0.0%
    ASIA Holdings Co., Ltd.                                         12,865      1,320,583       0.0%
#   Asia Paper Manufacturing Co., Ltd.                              44,751        778,712       0.0%
*   Asiana Airlines, Inc.                                        1,367,134      5,651,127       0.0%
#   Atinum Investment Co., Ltd.                                    458,128        893,920       0.0%
    AtlasBX Co., Ltd.                                                  255         11,142       0.0%
#*  AUK Corp.                                                      187,204        458,183       0.0%
#   Aurora World Corp.                                              35,306        271,813       0.0%
#   Austem Co., Ltd.                                               103,013        474,826       0.0%
#   Autech Corp.                                                   182,200      1,524,056       0.0%
#*  Automobile & PCB                                               204,214        219,649       0.0%
#   Avaco Co., Ltd.                                                 92,390        570,789       0.0%
#   Avatec Co., Ltd.                                                19,435        135,728       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Baiksan Co., Ltd.                                               89,150 $   612,992       0.0%
#*  Barun Electronics Co., Ltd.                                    281,064     438,302       0.0%
#*  Barunson Entertainment & Arts Corp.                            536,685   1,004,302       0.0%
#   Bcworld Pharm Co., Ltd.                                         12,163     239,558       0.0%
#   BGF retail Co., Ltd.                                           154,996  10,943,173       0.1%
#*  BH Co., Ltd.                                                   133,148   2,601,271       0.0%
    Binggrae Co., Ltd.                                              38,567   2,091,177       0.0%
#*  BioSmart Co., Ltd.                                              93,194     416,804       0.0%
#*  Biovill Co., Ltd.                                               79,047     288,308       0.0%
#   BIT Computer Co., Ltd.                                          58,762     267,676       0.0%
    Bixolon Co., Ltd.                                               25,914     164,204       0.0%
#   Bluecom Co., Ltd.                                               94,657     631,822       0.0%
    BNK Financial Group, Inc.                                    1,869,655  16,588,901       0.1%
#   Boditech Med, Inc.                                              69,473   1,064,428       0.0%
#*  Bohae Brewery Co., Ltd.                                        672,238     627,410       0.0%
#   BoKwang Industry Co., Ltd.                                      79,435     461,987       0.0%
    Bookook Securities Co., Ltd.                                     9,217     226,494       0.0%
#*  Boryung Medience Co., Ltd.                                      42,086     396,588       0.0%
#   Boryung Pharmaceutical Co., Ltd.                                21,741     768,653       0.0%
#*  Bosung Power Technology Co., Ltd.                              358,216     889,408       0.0%
#*  Brain Contents Co., Ltd.                                       530,329     432,653       0.0%
#   BRIDGETEC Corp.                                                 32,953     175,580       0.0%
#*  Bubang Co., Ltd.                                               207,217     604,198       0.0%
    Busan City Gas Co., Ltd.                                           449      14,733       0.0%
    BYC Co., Ltd.                                                      342      97,729       0.0%
#   Byucksan Corp.                                                 342,837   1,043,156       0.0%
#*  C&S Asset Management Co., Ltd.                                  74,925      58,517       0.0%
#*  CammSys Corp.                                                  265,277     592,642       0.0%
#*  Capro Corp.                                                    264,935   1,952,807       0.0%
    Caregen Co., Ltd.                                                7,990     523,478       0.0%
#   Cell Biotech Co., Ltd.                                          65,960   2,185,551       0.0%
#*  Celltrion Pharm, Inc.                                           59,277   1,772,526       0.0%
#*  Celltrion, Inc.                                                157,770  24,389,487       0.1%
#*  Chabiotech Co., Ltd.                                           156,058   1,826,483       0.0%
#   Changhae Ethanol Co., Ltd.                                      49,462     781,856       0.0%
#*  Charm Engineering Co., Ltd.                                    302,838     713,381       0.0%
    Cheil Worldwide, Inc.                                          356,350   6,619,619       0.0%
#*  Chemtronics Co., Ltd.                                           81,147     472,718       0.0%
#   Cheryong Industrial Co. Ltd/new                                 18,421     138,839       0.0%
#*  Chin Hung International, Inc.                                  115,198     204,605       0.0%
*   China Great Star International, Ltd.                           624,013     593,220       0.0%
#   Chinyang Holdings Corp.                                         91,481     254,022       0.0%
*   Choa Pharmaceutical Co.                                         15,349      60,767       0.0%
    Choheung Corp.                                                     153      38,397       0.0%
#   Chokwang Paint, Ltd.                                            53,005     499,098       0.0%
    Chong Kun Dang Pharmaceutical Corp.                             46,867   4,709,188       0.0%
#   Chongkundang Holdings Corp.                                     20,528   1,261,984       0.0%
#   Choong Ang Vaccine Laboratory                                   23,811     402,848       0.0%
#*  Chorokbaem Media Co., Ltd.                                     203,298     284,926       0.0%
    Chosun Refractories Co., Ltd.                                    2,639     204,769       0.0%
#   Chungdahm Learning, Inc.                                        60,249     833,194       0.0%
#   CJ CGV Co., Ltd.                                               116,801   7,265,100       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   CJ CheilJedang Corp.                                          80,676 $26,399,382       0.1%
    CJ Corp.                                                     147,572  24,602,617       0.1%
    CJ E&M Corp.                                                 128,224   9,680,972       0.1%
#   CJ Freshway Corp.                                             49,667   1,740,664       0.0%
    CJ Hellovision Co., Ltd.                                     282,961   1,846,714       0.0%
#*  CJ Logistics Corp.                                            36,127   5,063,581       0.0%
    CJ O Shopping Co., Ltd.                                       39,716   7,013,537       0.0%
#*  CJ Seafood Corp.                                             111,853     290,272       0.0%
#   CKD Bio Corp.                                                 27,978     544,947       0.0%
#   Com2uSCorp                                                    75,042   8,944,190       0.1%
#   Commax Co., Ltd.                                              24,242     152,253       0.0%
#   Coreana Cosmetics Co., Ltd.                                   72,510     442,309       0.0%
#   Cosmax BTI, Inc.                                              50,021   1,655,901       0.0%
#   Cosmax, Inc.                                                  61,659   7,658,178       0.1%
#*  Cosmochemical Co., Ltd.                                       56,863     620,527       0.0%
#*  COSON Co., Ltd.                                               72,276     904,296       0.0%
    Coway Co., Ltd.                                              228,200  19,839,412       0.1%
#*  COWELL FASHION Co., Ltd.                                     173,363     784,239       0.0%
#*  Creaplanet Co., Ltd.                                          26,236      30,266       0.0%
*   Crown Confectionery Co., Ltd.                                 52,596     797,824       0.0%
#   CROWNHAITAI Holdings Co., Ltd.                                54,227     865,118       0.0%
#*  CrucialTec Co., Ltd.                                         400,823   1,015,489       0.0%
#   CS Wind Corp.                                                 36,431     856,052       0.0%
#*  CTC BIO, Inc.                                                 47,007     404,756       0.0%
#*  CTL, Inc.                                                    133,116     331,216       0.0%
#   Cuckoo Electronics Co., Ltd.                                  11,231   1,510,152       0.0%
#*  CUROCOM Co., Ltd.                                            140,600     347,386       0.0%
#*  Curoholdings Co., Ltd.                                       278,985     237,394       0.0%
#   D.I Corp.                                                    179,168     915,064       0.0%
#   Dae Dong Industrial Co., Ltd.                                 94,574     640,902       0.0%
    Dae Han Flour Mills Co., Ltd.                                  8,746   1,323,435       0.0%
#   Dae Hwa Pharmaceutical Co., Ltd.                              37,069     768,114       0.0%
#   Dae Hyun Co., Ltd.                                           227,043     576,845       0.0%
#*  Dae Won Chemical Co., Ltd.                                   198,352     416,144       0.0%
    Dae Won Kang Up Co., Ltd.                                    132,999     484,176       0.0%
#*  Dae Young Packaging Co., Ltd.                                899,815     702,948       0.0%
#   Dae-Il Corp.                                                 173,546   1,465,144       0.0%
#*  Daea TI Co., Ltd.                                            301,658     500,975       0.0%
#   Daebongls Co., Ltd.                                           25,975     225,491       0.0%
#*  Daechang Co., Ltd.                                           320,461     292,148       0.0%
    Daechang Forging Co., Ltd.                                     1,856     101,806       0.0%
    Daeduck Electronics Co.                                      247,088   2,263,542       0.0%
    Daeduck GDS Co., Ltd.                                        194,428   3,058,319       0.0%
#   Daegu Department Store                                        33,880     370,436       0.0%
#   Daehan New Pharm Co., Ltd.                                   112,554   1,438,123       0.0%
    Daehan Steel Co., Ltd.                                       128,030   1,263,860       0.0%
    Daekyo Co., Ltd.                                             187,640   1,375,191       0.0%
#*  Daekyung Machinery & Engineering Co., Ltd.                   821,376     406,850       0.0%
#   Daelim B&Co Co., Ltd.                                         56,232     338,648       0.0%
    Daelim Industrial Co., Ltd.                                  178,431  13,298,339       0.1%
#*  DAEMYUNG Corp. Co., Ltd.                                     179,364     412,535       0.0%
#   Daeryuk Can Co., Ltd.                                        116,260     689,135       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Daesang Corp.                                                  158,502 $ 3,371,129       0.0%
    Daesang Holdings Co., Ltd.                                     171,370   1,509,881       0.0%
    Daesung Energy Co., Ltd.                                        13,173      73,146       0.0%
#   Daesung Holdings Co., Ltd.                                      22,393     169,112       0.0%
#*  Daewon Cable Co., Ltd.                                         342,127     369,721       0.0%
#*  Daewon Media Co., Ltd.                                          60,982     544,799       0.0%
#   Daewon Pharmaceutical Co., Ltd.                                 91,332   1,455,556       0.0%
#   Daewon San Up Co., Ltd.                                         72,590     484,020       0.0%
*   Daewoo Engineering & Construction Co., Ltd.                    537,982   3,534,942       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.              72,065   1,180,339       0.0%
    Daewoong Co., Ltd.                                              98,015   1,362,996       0.0%
    Daewoong Pharmaceutical Co., Ltd.                               16,355   1,659,087       0.0%
*   Dahaam E-Tec Co., Ltd.                                           1,420       4,278       0.0%
    Daihan Pharmaceutical Co., Ltd.                                 44,513   1,361,021       0.0%
    DaiShin Information & Communications Co., Ltd.                  14,863      14,058       0.0%
    Daishin Securities Co., Ltd.                                   474,565   5,725,049       0.0%
#*  Danal Co., Ltd.                                                115,123     502,826       0.0%
#   Daou Data Corp.                                                215,395   2,080,218       0.0%
#   Daou Technology, Inc.                                          334,672   5,490,837       0.0%
#*  Dasan Networks, Inc.                                           100,338     520,076       0.0%
#   Dawonsys Co., Ltd.                                              55,469     567,307       0.0%
#   Dayou Automotive Seat Technology Co., Ltd.                     741,131     757,992       0.0%
#*  Dayou Plus Co., Ltd.                                           258,088     168,483       0.0%
#   DCM Corp.                                                       24,570     278,538       0.0%
#*  Deutsch Motors, Inc.                                            66,689     374,537       0.0%
    DGB Financial Group, Inc.                                    1,241,812  11,582,478       0.1%
    DHP Korea Co., Ltd.                                             45,133     316,140       0.0%
    Digital Chosun Co., Ltd.                                       151,378     268,855       0.0%
*   Digital Optics Co., Ltd.                                        95,326     113,620       0.0%
#   Digital Power Communications Co., Ltd.                         216,951     789,190       0.0%
#*  DIO Corp.                                                       95,787   2,900,842       0.0%
#   Display Tech Co., Ltd.                                          15,091      52,896       0.0%
#   DMS Co., Ltd.                                                  146,946   1,150,535       0.0%
#*  DNF Co., Ltd.                                                   71,065   1,041,629       0.0%
#   Dong A Eltek Co., Ltd.                                         120,544   1,636,779       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                                 72,967   1,589,142       0.0%
    Dong-A Socio Holdings Co., Ltd.                                 18,627   2,031,068       0.0%
#   Dong-A ST Co., Ltd.                                             26,370   2,106,134       0.0%
    Dong-A Steel Technology Co., Ltd.                                2,668      16,679       0.0%
#   Dong-Ah Geological Engineering Co., Ltd.                       116,937   1,362,027       0.0%
#   Dong-Il Corp.                                                    6,747     335,082       0.0%
#   Dongbang Transport Logistics Co., Ltd.                         107,587     169,431       0.0%
#*  DONGBU Co., Ltd.                                               712,106     499,142       0.0%
*   Dongbu Corp.                                                    35,531     367,863       0.0%
*   Dongbu HiTek Co., Ltd.                                         426,214   5,456,275       0.0%
    Dongbu Insurance Co., Ltd.                                     489,807  30,836,795       0.1%
*   Dongbu Securities Co., Ltd.                                    228,347     712,315       0.0%
#*  Dongbu Steel Co., Ltd.                                          27,764     180,716       0.0%
    Dongil Industries Co., Ltd.                                     11,137     631,383       0.0%
#   Dongjin Semichem Co., Ltd.                                     317,117   5,841,863       0.0%
#*  Dongkook Industrial Co., Ltd.                                  401,634     450,478       0.0%
    DongKook Pharmaceutical Co., Ltd.                               22,112   1,223,910       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Dongkuk Industries Co., Ltd.                                   281,725 $ 1,057,095       0.0%
    Dongkuk Steel Mill Co., Ltd.                                   649,997   6,307,198       0.0%
#   Dongkuk Structures & Construction Co., Ltd.                    216,857   1,102,456       0.0%
#   Dongnam Marine Crane Co., Ltd.                                 288,320     764,345       0.0%
    Dongsuh Cos., Inc.                                              55,934   1,373,203       0.0%
#   Dongsung Chemical Co., Ltd.                                     22,347     328,301       0.0%
#   DONGSUNG Corp.                                                 267,638   1,366,840       0.0%
#   Dongsung Finetec Co., Ltd.                                     124,064     560,346       0.0%
#*  Dongsung Pharmaceutical Co., Ltd.                               75,856     260,594       0.0%
#   Dongwha Enterprise Co., Ltd.                                    24,837     788,081       0.0%
    Dongwha Pharm Co., Ltd.                                        147,265   1,162,456       0.0%
#   Dongwon Development Co., Ltd.                                  366,757   1,856,155       0.0%
    Dongwon F&B Co., Ltd.                                            8,727   1,587,706       0.0%
    Dongwon Industries Co., Ltd.                                     9,832   2,506,111       0.0%
#   Dongwon Systems Corp.                                           26,249   1,134,657       0.0%
#   Dongyang E&P, Inc.                                              44,605     481,628       0.0%
#*  Dongyang Steel Pipe Co., Ltd.                                  568,470     596,607       0.0%
    Doosan Corp.                                                    64,477   7,720,787       0.1%
#*  Doosan Engine Co., Ltd.                                        385,877   1,454,847       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.               606,410   9,488,630       0.1%
#*  Doosan Infracore Co., Ltd.                                   1,575,796  13,020,453       0.1%
    DoubleUGames Co., Ltd.                                          23,909   1,096,052       0.0%
    Douzone Bizon Co., Ltd.                                        177,853   5,083,305       0.0%
#*  Dragonfly GF Co., Ltd.                                          36,843     155,368       0.0%
#   DRB Holding Co., Ltd.                                           70,545     533,583       0.0%
#   DSK Co., Ltd.                                                   42,405     395,839       0.0%
#   DSR Corp.                                                       15,255      75,226       0.0%
#   DSR Wire Corp.                                                  72,923     317,300       0.0%
#*  DST ROBOT Co., Ltd.                                            508,462     948,280       0.0%
#*  Duk San Neolux Co., Ltd.                                        36,346     713,520       0.0%
#*  Duksan Hi-Metal Co., Ltd.                                       56,787     446,352       0.0%
#   Duksung Co., Ltd.                                               41,724     148,419       0.0%
#   DY Corp.                                                       192,270   1,310,230       0.0%
#   DY POWER Corp.                                                  65,761   1,396,765       0.0%
#   e Tec E&C, Ltd.                                                 15,321   2,055,589       0.0%
    e-Credible Co., Ltd.                                             2,477      34,046       0.0%
#   e-LITECOM Co., Ltd.                                             72,326     460,414       0.0%
    E-MART, Inc.                                                    86,623  17,340,122       0.1%
#*  E-TRON Co., Ltd.                                             1,029,000     267,269       0.0%
#   E1 Corp.                                                        22,206   1,140,176       0.0%
#   Eagon Industrial, Ltd.                                          68,615     494,330       0.0%
#   Easy Bio, Inc.                                                 597,551   3,313,838       0.0%
#*  EcoBio Holdings Co., Ltd.                                       44,303     363,882       0.0%
#*  Ecopro Co., Ltd.                                               149,228   3,800,921       0.0%
#   EG Corp.                                                        23,730     228,894       0.0%
#*  Ehwa Technologies Information Co., Ltd.                      1,107,412     364,946       0.0%
#   Elcomtec Co., Ltd.                                             135,076     266,936       0.0%
#   Elentec Co., Ltd.                                              120,951     462,341       0.0%
#*  ELK Corp.                                                      311,750     336,534       0.0%
#   EM-Tech Co., Ltd.                                              118,971   1,673,133       0.0%
#*  Emerson Pacific, Inc.                                           25,564     626,148       0.0%
#*  EMKOREA Co., Ltd.                                               48,875     120,847       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  EMW Co., Ltd.                                                   84,178 $   218,797       0.0%
#   Enex Co., Ltd.                                                 131,253     198,684       0.0%
#   ENF Technology Co., Ltd.                                       133,660   3,255,040       0.0%
    Eo Technics Co., Ltd.                                           37,384   3,039,749       0.0%
#   Estechpharma Co., Ltd.                                          60,050     597,825       0.0%
*   ESTsoft Corp.                                                    3,612      20,385       0.0%
#   Eugene Corp.                                                   517,128   2,509,384       0.0%
#*  Eugene Investment & Securities Co., Ltd.                     1,047,463   2,780,773       0.0%
#   Eugene Technology Co., Ltd.                                     80,195   1,520,624       0.0%
#   Eusu Holdings Co., Ltd.                                        109,713     634,503       0.0%
#   EVERDIGM Corp.                                                  61,308     566,695       0.0%
#*  EXA E&C, Inc.                                                   34,309      42,445       0.0%
    F&F Co., Ltd.                                                   63,622   2,244,719       0.0%
#   Farmsco                                                        126,703   1,363,632       0.0%
#*  FarmStory Co., Ltd.                                            439,340     504,447       0.0%
#   Feelux Co., Ltd.                                               208,270     537,872       0.0%
#   Fila Korea, Ltd.                                                60,895   3,680,033       0.0%
#   Fine DNC Co., Ltd.                                              50,636     139,340       0.0%
#   Fine Semitech Corp.                                             10,882      41,486       0.0%
#   Fine Technix Co., Ltd.                                         191,662     472,420       0.0%
#*  Finetex EnE, Inc.                                               62,200     189,836       0.0%
#*  Firstec Co., Ltd.                                              151,053     466,050       0.0%
#*  Foosung Co., Ltd.                                              502,549   4,013,398       0.0%
    Fursys, Inc.                                                    11,270     338,956       0.0%
#*  G-SMATT GLOBAL Co., Ltd.                                        93,843   1,073,210       0.0%
#*  Gamevil, Inc.                                                   36,545   2,066,650       0.0%
    Gaon Cable Co., Ltd.                                            16,461     348,257       0.0%
#*  Genic Co., Ltd.                                                 40,497     475,862       0.0%
#*  Genie Music Corp.                                               73,457     241,030       0.0%
#   Geumhwa PSC Co., Ltd.                                              874      31,195       0.0%
#*  Gigalane Co., Ltd.                                              14,422      40,643       0.0%
    GIIR, Inc.                                                      16,730     166,545       0.0%
#*  Global Display Co., Ltd.                                        53,667     123,108       0.0%
#*  GNCO Co., Ltd.                                                 667,649   1,100,785       0.0%
#   Golfzon Co., Ltd.                                               28,846   1,193,730       0.0%
#   GOLFZONNEWDIN Co., Ltd.                                        239,417   1,128,352       0.0%
*   Good People Co., Ltd.                                            8,052      14,932       0.0%
#   Grand Korea Leisure Co., Ltd.                                  273,083   6,827,938       0.0%
#   Green Cross Corp.                                               15,757   2,968,781       0.0%
    Green Cross Holdings Corp.                                     105,383   3,562,671       0.0%
#*  GS Engineering & Construction Corp.                            320,469   7,442,125       0.1%
*   GS Global Corp.                                                522,293   1,456,907       0.0%
    GS Holdings Corp.                                              575,971  34,103,371       0.1%
    GS Home Shopping, Inc.                                          18,063   3,391,839       0.0%
    GS Retail Co., Ltd.                                            110,397   3,291,467       0.0%
#   Gwangju Shinsegae Co., Ltd.                                      3,041     649,951       0.0%
#   Haesung Industrial Co., Ltd.                                     6,757      74,265       0.0%
#*  Halla Corp.                                                    152,335     561,899       0.0%
    Halla Holdings Corp.                                            89,344   5,404,729       0.0%
#   Han Kuk Carbon Co., Ltd.                                       264,241   1,382,950       0.0%
    Hana Financial Group, Inc.                                   1,105,541  47,315,839       0.2%
#*  Hana Micron, Inc.                                              125,412     568,245       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Hana Tour Service, Inc.                                         68,462 $ 6,101,084       0.0%
#   Hancom MDS, Inc.                                                28,514     434,488       0.0%
#   Hancom, Inc.                                                   111,106   1,573,728       0.0%
#   Handok, Inc.                                                    35,690     781,122       0.0%
    Handsome Co., Ltd.                                             100,878   2,702,072       0.0%
    Hanil Cement Co., Ltd.                                          31,832   3,810,617       0.0%
#*  Hanil Vacuum Co., Ltd.                                          76,929     156,930       0.0%
#*  Hanjin Heavy Industries & Construction Co., Ltd.               762,910   2,602,275       0.0%
#*  Hanjin Heavy Industries & Construction Holdings Co., Ltd.       85,414     361,366       0.0%
*   Hanjin Kal Corp.                                               334,164   6,458,575       0.0%
    Hanjin Transportation Co., Ltd.                                107,056   2,743,978       0.0%
#*  Hankook Cosmetics Co., Ltd.                                    117,489   1,870,263       0.0%
#   Hankook Cosmetics Manufacturing Co., Ltd.                        4,008     141,857       0.0%
    Hankook Shell Oil Co., Ltd.                                      5,923   2,094,665       0.0%
    Hankook Tire Co., Ltd.                                         568,440  27,436,116       0.1%
    Hankuk Glass Industries, Inc.                                    3,770     104,486       0.0%
    Hankuk Paper Manufacturing Co., Ltd.                            19,029     449,293       0.0%
    Hankuk Steel Wire Co., Ltd.                                      5,197      13,229       0.0%
#   Hanla IMS Co., Ltd.                                             12,172      77,680       0.0%
#*  Hanmi Pharm Co., Ltd.                                           29,788  12,331,974       0.1%
#*  Hanmi Science Co., Ltd.                                         33,112   2,714,231       0.0%
#   Hanmi Semiconductor Co., Ltd.                                  155,349   1,395,137       0.0%
#   HanmiGlobal Co., Ltd.                                           49,244     421,678       0.0%
    Hanon Systems                                                1,150,124  13,378,793       0.1%
#   Hans Biomed Corp.                                               36,047     534,191       0.0%
#   Hansae Co., Ltd.                                               124,022   2,886,518       0.0%
#   Hansae MK Co., Ltd.                                             16,796     195,761       0.0%
#   Hansae Yes24 Holdings Co., Ltd.                                136,610   1,232,603       0.0%
#   Hanshin Construction                                            51,508     738,062       0.0%
#   Hanshin Machinery Co.                                          172,346     587,967       0.0%
#   Hansol Chemical Co., Ltd.                                       84,049   5,544,028       0.0%
*   Hansol Holdings Co., Ltd.                                      458,439   2,534,275       0.0%
#*  Hansol HomeDeco Co., Ltd.                                      541,475     710,382       0.0%
    Hansol Paper Co., Ltd.                                         185,973   2,731,477       0.0%
#*  Hansol SeenTec Co., Ltd.                                       233,491     230,356       0.0%
*   Hansol Technics Co., Ltd.                                      161,520   2,547,849       0.0%
#   Hanssem Co., Ltd.                                               71,797  10,933,564       0.1%
    Hanwha Chemical Corp.                                          792,414  21,585,613       0.1%
    Hanwha Corp.                                                   572,533  22,844,869       0.1%
#*  Hanwha Galleria Timeworld Co., Ltd.                             13,212     424,104       0.0%
#   Hanwha General Insurance Co., Ltd.                             503,040   3,665,425       0.0%
#*  Hanwha Investment & Securities Co., Ltd.                     1,645,855   4,254,109       0.0%
    Hanwha Life Insurance Co., Ltd.                              2,249,090  15,891,186       0.1%
#*  Hanwha Techwin Co.,Ltd.                                        210,480   7,214,650       0.1%
#   Hanyang Eng Co., Ltd.                                           43,040     594,254       0.0%
    Hanyang Securities Co., Ltd.                                    28,467     206,013       0.0%
#   Harim Co., Ltd.                                                309,617     971,940       0.0%
#   Harim Holdings Co., Ltd.                                       396,523   1,343,754       0.0%
#   HB Technology Co., Ltd.                                        679,523   2,601,625       0.0%
#   Heung-A Shipping Co., Ltd.                                   1,118,203   1,252,319       0.0%
*   Heungkuk Fire & Marine Insurance Co., Ltd.                      90,103     496,740       0.0%
#   High Tech Pharm Co., Ltd.                                       21,787     214,918       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Hite Jinro Co., Ltd.                                         172,931 $ 4,110,307       0.0%
    Hitejinro Holdings Co., Ltd.                                  82,816     802,502       0.0%
*   HizeAero Co., Ltd.                                               528       3,642       0.0%
#   HMC Investment Securities Co., Ltd.                          185,567   1,932,489       0.0%
#   Home Center Holdings Co., Ltd.                               417,220     810,669       0.0%
#*  Homecast Co., Ltd.                                           162,139   1,954,982       0.0%
#   Hotel Shilla Co., Ltd.                                       104,501   7,311,696       0.1%
#   HS Industries Co., Ltd.                                      303,212   2,897,518       0.0%
#   HS R&A Co., Ltd.                                             365,372     768,306       0.0%
    Huchems Fine Chemical Corp.                                  139,763   2,941,298       0.0%
#*  Hugel, Inc.                                                   16,683   6,401,533       0.0%
    Humax Co., Ltd.                                              170,318   1,433,204       0.0%
    Humedix Co., Ltd.                                             25,104     781,693       0.0%
#*  Huneed Technologies                                           27,369     284,619       0.0%
*   Huons Co., Ltd.                                               36,232   2,171,201       0.0%
#   Huons Global Co., Ltd.                                        42,131   1,595,418       0.0%
    Husteel Co., Ltd.                                              3,731      48,608       0.0%
#   Huvis Corp.                                                  136,673     951,511       0.0%
#   Huvitz Co., Ltd.                                              42,161     514,117       0.0%
#   Hwa Shin Co., Ltd.                                           172,102     767,251       0.0%
    Hwacheon Machine Tool Co., Ltd.                                4,514     209,196       0.0%
#   Hwail Pharm Co., Ltd.                                         61,422     336,232       0.0%
    Hwangkum Steel & Technology Co., Ltd.                         56,031     476,305       0.0%
    HwaSung Industrial Co., Ltd.                                  81,023   1,095,501       0.0%
#   Hy-Lok Corp.                                                  62,019   1,368,612       0.0%
    Hyosung Corp.                                                220,214  26,465,712       0.1%
    HyosungITX Co., Ltd.                                           8,136      93,418       0.0%
#   Hyundai BNG Steel Co., Ltd.                                  104,349   1,161,131       0.0%
#*  Hyundai Cement Co.                                             5,301      83,320       0.0%
#*  Hyundai Construction Equipment Co., Ltd.                       5,844   1,954,844       0.0%
#   Hyundai Corp Holdings Inc.                                    53,546     696,239       0.0%
    Hyundai Corp.                                                 69,133   1,363,717       0.0%
    Hyundai Department Store Co., Ltd.                           113,305   9,253,063       0.1%
    Hyundai Development Co-Engineering & Construction            317,235  11,366,656       0.1%
#*  Hyundai Electric & Energy System Co., Ltd.                     6,000   1,264,702       0.0%
    Hyundai Elevator Co., Ltd.                                    66,968   3,276,598       0.0%
    Hyundai Engineering & Construction Co., Ltd.                 519,776  17,583,564       0.1%
#   Hyundai Engineering Plastics Co., Ltd.                       218,743   1,415,851       0.0%
    Hyundai Glovis Co., Ltd.                                     121,187  16,355,730       0.1%
    Hyundai Greenfood Co., Ltd.                                  209,371   2,988,764       0.0%
*   Hyundai Heavy Industries Co., Ltd.                            72,009  10,071,654       0.1%
    Hyundai Home Shopping Network Corp.                           24,964   2,720,583       0.0%
    Hyundai Hy Communications & Networks Co., Ltd.               312,446   1,017,911       0.0%
#   Hyundai Livart Furniture Co., Ltd.                            71,724   1,531,072       0.0%
    Hyundai Marine & Fire Insurance Co., Ltd.                    625,526  25,344,334       0.1%
#*  Hyundai Merchant Marine Co., Ltd.                             63,891     422,084       0.0%
#*  Hyundai Mipo Dockyard Co., Ltd.                               91,283   8,853,618       0.1%
    Hyundai Mobis Co., Ltd.                                      181,962  43,298,869       0.2%
    Hyundai Motor Co.                                            424,645  61,092,239       0.2%
#   Hyundai Pharmaceutical Co., Ltd.                             136,968     412,131       0.0%
*   Hyundai Robotics Co., Ltd.                                    36,391  14,685,337       0.1%
#*  Hyundai Rotem Co., Ltd.                                      122,642   2,148,457       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Hyundai Steel Co.                                              428,727 $22,034,505       0.1%
#   Hyundai Wia Corp.                                              121,542   7,004,125       0.0%
#   HyVision System, Inc.                                           67,929     765,038       0.0%
#   I Controls, Inc.                                                12,400     320,406       0.0%
#   i-Components Co., Ltd.                                          44,085     267,631       0.0%
    i-SENS, Inc.                                                    39,500     832,763       0.0%
#   I3System, Inc.                                                  18,310     343,566       0.0%
#*  iA, Inc.                                                       164,417     527,466       0.0%
#   ICD Co., Ltd.                                                  149,175   2,008,648       0.0%
#*  IE, Ltd.                                                     1,180,489     131,183       0.0%
#*  IHQ, Inc.                                                      761,289   1,291,951       0.0%
#   Il Dong Holdings Co., Ltd.                                      25,241     325,606       0.0%
    IL Dong Pharmaceutical Co., Ltd.                                25,645     519,742       0.0%
    Ilji Technology Co., Ltd.                                        2,788      11,194       0.0%
#   Iljin Electric Co., Ltd.                                       126,274     518,330       0.0%
#   Iljin Holdings Co., Ltd.                                       203,452     943,440       0.0%
    Iljin Materials Co., Ltd.                                       60,362   1,741,227       0.0%
#   Ilshin Spinning Co., Ltd.                                       13,182   1,412,664       0.0%
#   Ilsung Pharmaceuticals Co., Ltd.                                 3,552     436,164       0.0%
    Ilyang Pharmaceutical Co., Ltd.                                  1,491      46,358       0.0%
#*  IM Co., Ltd.                                                   201,552     644,895       0.0%
#   iMarketKorea, Inc.                                             162,438   1,389,768       0.0%
#   iMBC Co., Ltd.                                                  28,170      87,276       0.0%
    InBody Co., Ltd.                                               107,851   2,802,549       0.0%
    Industrial Bank of Korea                                       969,360  13,281,447       0.1%
#*  Infinitt Healthcare Co., Ltd.                                   68,143     373,048       0.0%
#*  Infraware, Inc.                                                126,506     170,707       0.0%
#*  INITECH Co., Ltd.                                               71,281     390,404       0.0%
#*  InkTec Co., Ltd.                                                 8,166      28,530       0.0%
    Innocean Worldwide, Inc.                                        27,560   1,890,585       0.0%
#*  InnoWireless, Inc.                                              22,924     248,679       0.0%
*   Innox Advanced Materials Co., Ltd.                              54,110   3,545,259       0.0%
#*  Innox Corp.                                                     23,286     323,153       0.0%
#*  Insun ENT Co., Ltd.                                            209,144   1,267,300       0.0%
#   Intelligent Digital Integrated Security Co., Ltd.               27,364     203,661       0.0%
#*  Interflex Co., Ltd.                                             32,414   1,854,159       0.0%
    Intergis Co., Ltd.                                              13,600      36,328       0.0%
#   Interojo Co., Ltd.                                              69,702   2,333,734       0.0%
#   Interpark Corp.                                                 34,340     286,069       0.0%
    Interpark Holdings Corp.                                       481,854   1,800,606       0.0%
#   INTOPS Co., Ltd.                                               137,726   1,292,198       0.0%
#*  INVENIA Co., Ltd.                                              145,306     613,360       0.0%
#   Inzi Controls Co., Ltd.                                         44,490     239,777       0.0%
#   INZI Display Co., Ltd.                                         124,958     225,367       0.0%
#*  Iones Co., Ltd.                                                 31,166     365,013       0.0%
    IS Dongseo Co., Ltd.                                           131,882   4,069,469       0.0%
    ISC Co., Ltd.                                                   55,740   1,056,713       0.0%
#   ISU Chemical Co., Ltd.                                          74,521   1,141,451       0.0%
#   IsuPetasys Co., Ltd.                                           216,276     855,091       0.0%
#   J.ESTINA Co., Ltd.                                              45,611     271,871       0.0%
#*  Jaeyoung Solutec Co., Ltd.                                      61,384     112,239       0.0%
#   Jahwa Electronics Co., Ltd.                                     97,182   1,849,512       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   JASTECH, Ltd.                                                  111,800 $ 1,856,850       0.0%
#*  Jayjun Cosmetic Co., Ltd.                                      209,349   1,256,819       0.0%
    JB Financial Group Co., Ltd.                                 1,218,310   6,404,727       0.0%
#   JC Hyun System, Inc.                                            51,148     277,224       0.0%
*   Jcontentree Corp.                                              455,946   1,691,149       0.0%
#   Jeil Pharma Holdings, Inc.                                       5,627     200,986       0.0%
*   Jeil Pharmaceutical Co., Ltd.                                   13,606     767,669       0.0%
    Jeju Air Co., Ltd.                                              54,300   1,709,945       0.0%
#*  Jeju Semiconductor Corp.                                        17,264      50,037       0.0%
    Jinro Distillers Co., Ltd.                                      11,565     356,826       0.0%
#   Jinsung T.E.C.                                                  53,672     486,025       0.0%
#   JLS Co., Ltd.                                                   30,985     217,125       0.0%
*   Jusung Engineering Co., Ltd.                                   338,457   4,152,026       0.0%
    JVM Co., Ltd.                                                   16,546     844,506       0.0%
#   JW Holdings Corp.                                              271,319   1,949,949       0.0%
#   JW Pharmaceutical Corp.                                         47,633   1,772,911       0.0%
#*  JYP Entertainment Corp.                                        275,143   2,850,546       0.0%
    Kakao Corp.                                                     53,822   6,924,368       0.0%
    Kangnam Jevisco Co., Ltd.                                       30,491     993,480       0.0%
    Kangwon Land, Inc.                                             243,177   7,453,873       0.1%
#   KAON Media Co., Ltd.                                           113,901     984,102       0.0%
    KB Financial Group, Inc.                                       645,129  33,730,105       0.1%
    KB Financial Group, Inc. ADR                                   460,499  24,180,802       0.1%
    KC Cottrell Co., Ltd.                                            5,541      21,810       0.0%
#   KC Green Holdings Co., Ltd.                                    124,159     580,319       0.0%
#   KC Tech Co., Ltd.                                              147,051   3,150,108       0.0%
    KCC Corp.                                                       37,116  12,933,437       0.1%
    KCC Engineering & Construction Co., Ltd.                        24,682     186,432       0.0%
#*  KEC Corp.                                                      687,881     813,835       0.0%
#   KEPCO Engineering & Construction Co., Inc.                      53,233     851,025       0.0%
    KEPCO Plant Service & Engineering Co., Ltd.                     96,518   3,561,579       0.0%
#   Keyang Electric Machinery Co., Ltd.                            187,397     760,561       0.0%
#*  KEYEAST Co., Ltd.                                              630,260   1,198,770       0.0%
#   KG Chemical Corp.                                              110,174   1,603,522       0.0%
    KG Eco Technology Service Co., Ltd.                            166,698     593,924       0.0%
#   Kginicis Co., Ltd.                                              75,281   1,016,212       0.0%
#   KGMobilians Co., Ltd.                                          128,571     793,674       0.0%
#   KH Vatec Co., Ltd.                                             122,214   1,239,223       0.0%
    Kia Motors Corp.                                               794,480  25,147,379       0.1%
    KISCO Corp.                                                     41,483   1,402,654       0.0%
    KISCO Holdings Co., Ltd.                                         5,341     381,062       0.0%
#   Kishin Corp.                                                    42,990     189,029       0.0%
    KISWIRE, Ltd.                                                   56,027   1,761,438       0.0%
    KIWOOM Securities Co., Ltd.                                     73,101   4,680,600       0.0%
#*  KJ Pretech Co., Ltd.                                            15,679      30,643       0.0%
#*  KleanNara Co., Ltd.                                            159,781     613,089       0.0%
*   KMH Co., Ltd.                                                  110,917     925,658       0.0%
*   KMH Hitech Co., Ltd.                                            53,654      51,781       0.0%
#   Kocom Co., Ltd.                                                 25,809     177,370       0.0%
#   Kodaco Co., Ltd.                                               454,566   1,244,884       0.0%
#*  KODI-M Co., Ltd.                                               301,326     329,935       0.0%
    Koh Young Technology, Inc.                                      85,237   5,846,772       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Kolao Holdings                                               172,464 $   769,459       0.0%
#   Kolmar BNH Co., Ltd.                                          65,475   1,994,501       0.0%
#   Kolon Corp.                                                   49,474   3,399,879       0.0%
#   Kolon Global Corp.                                            52,211     456,883       0.0%
    Kolon Industries, Inc.                                       116,412   7,873,879       0.1%
#   Kolon Plastic, Inc.                                           67,449     450,456       0.0%
#   Komelon Corp.                                                 19,563     170,189       0.0%
#*  Komipharm International Co., Ltd.                             59,209   2,121,012       0.0%
#*  KONA I Co., Ltd.                                             124,441   1,179,179       0.0%
#   Kook Soon Dang Brewery Co., Ltd.                             164,474     900,008       0.0%
#   Kopla Co., Ltd.                                               67,004     287,888       0.0%
#   Korea Aerospace Industries, Ltd.                             242,168  12,293,047       0.1%
#   Korea Alcohol Industrial Co., Ltd.                           133,410     970,113       0.0%
    Korea Asset In Trust Co., Ltd.                                18,749     141,316       0.0%
#   Korea Autoglass Corp.                                         87,427   1,480,744       0.0%
#   Korea Cast Iron Pipe Industries Co., Ltd.                     47,096     422,824       0.0%
#   Korea Circuit Co., Ltd.                                      128,475   1,912,062       0.0%
    Korea District Heating Corp.                                  27,847   1,785,109       0.0%
    Korea Electric Power Corp.                                   338,025  11,851,011       0.1%
    Korea Electric Power Corp. Sponsored ADR                     680,469  11,989,864       0.1%
    Korea Electric Terminal Co., Ltd.                             39,946   2,498,201       0.0%
#   Korea Electronic Certification Authority, Inc.                89,901     525,177       0.0%
#   Korea Electronic Power Industrial Development Co., Ltd.       93,274     351,352       0.0%
#   Korea Export Packaging Industrial Co., Ltd.                   11,810     166,606       0.0%
    Korea Flange Co., Ltd.                                        30,363     288,776       0.0%
#   Korea Fuel-Tech Corp.                                         66,682     221,581       0.0%
*   Korea Gas Corp.                                              152,884   5,583,694       0.0%
#   Korea Industrial Co., Ltd.                                    46,780     120,426       0.0%
#*  Korea Information & Communications Co, Ltd.                  140,036   1,233,867       0.0%
#   Korea Information Certificate Authority, Inc.                 69,658     331,091       0.0%
    Korea Investment Holdings Co., Ltd.                          237,823  13,462,618       0.1%
#   Korea Kolmar Co., Ltd.                                        96,496   7,138,350       0.1%
#   Korea Kolmar Holdings Co., Ltd.                               36,273   1,461,118       0.0%
#*  Korea Line Corp.                                             125,029   3,658,842       0.0%
#*  Korea Materials & Analysis Corp.                              49,129     664,693       0.0%
#   Korea Petrochemical Ind Co., Ltd.                             31,457   7,032,149       0.1%
    Korea United Pharm, Inc.                                      50,469   1,087,764       0.0%
    Korea Zinc Co., Ltd.                                          33,804  15,462,827       0.1%
*   Korean Air Lines Co., Ltd.                                   479,088  13,562,259       0.1%
    Korean Reinsurance Co.                                       655,973   6,558,503       0.0%
#   Kortek Corp.                                                  95,907   1,242,371       0.0%
    KPX Chemical Co., Ltd.                                        14,176     952,706       0.0%
#*  KR Motors Co., Ltd.                                          360,460     129,834       0.0%
    Ksign Co., Ltd.                                              159,104     193,264       0.0%
    KSS LINE, Ltd.                                                50,104     434,972       0.0%
    KT Corp.                                                      35,348     927,742       0.0%
    KT Corp. Sponsored ADR                                       309,798   4,457,993       0.0%
*   KT Hitel Co., Ltd.                                            70,746     333,496       0.0%
    KT Skylife Co., Ltd.                                         255,960   3,177,490       0.0%
#   KT Submarine Co., Ltd.                                        98,008     400,351       0.0%
    KT&G Corp.                                                   389,610  36,894,428       0.2%
#*  KTB Investment & Securities Co., Ltd.                        562,085   1,736,321       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
    KTCS Corp.                                                     257,251 $   552,355       0.0%
#   Ktis Corp.                                                     221,424     605,586       0.0%
*   Kuk Young G&M                                                   79,758      81,904       0.0%
#   Kukbo Design Co., Ltd.                                          10,164     185,654       0.0%
    Kukdo Chemical Co., Ltd.                                        33,748   1,775,696       0.0%
#   Kukdong Oil & Chemicals Co., Ltd.                               36,882     105,010       0.0%
#*  Kum Yang Co., Ltd. .                                            19,425      41,282       0.0%
*   Kumho Electric Co., Ltd.                                        20,072     145,532       0.0%
    Kumho Industrial Co., Ltd.                                     129,422   1,116,962       0.0%
#   Kumho Petrochemical Co., Ltd.                                  105,958   6,568,851       0.0%
#*  Kumho Tire Co., Inc.                                           770,381   4,509,787       0.0%
#   Kumkang Kind Co., Ltd.                                          26,290     720,164       0.0%
    Kwang Dong Pharmaceutical Co., Ltd.                            270,349   1,954,594       0.0%
#*  Kwang Myung Electric Co., Ltd.                                 289,709     684,724       0.0%
    Kwangju Bank Co., Ltd.                                         283,732   2,988,197       0.0%
#*  Kyeryong Construction Industrial Co., Ltd.                      25,308     404,334       0.0%
    Kyobo Securities Co., Ltd.                                     244,354   1,987,676       0.0%
    Kyongbo Pharmaceutical Co., Ltd.                                73,701     803,146       0.0%
#   Kyung Dong Navien Co., Ltd.                                     39,371   1,422,841       0.0%
#*  Kyung Nam Pharm Co., Ltd.                                       77,575     717,203       0.0%
#   Kyung-In Synthetic Corp.                                       222,332     944,164       0.0%
#   Kyungbang, Ltd.                                                 87,261   1,134,160       0.0%
#   Kyungchang Industrial Co., Ltd.                                114,559     423,291       0.0%
*   KyungDong City Gas Co., Ltd.                                    19,249     586,683       0.0%
#   KyungDong Invest Co., Ltd.                                       7,800     320,294       0.0%
#   Kyungdong Pharm Co., Ltd.                                       50,062     880,502       0.0%
#   L&F Co., Ltd.                                                  110,398   3,193,578       0.0%
*   LabGenomics Co., Ltd.                                            5,909      43,984       0.0%
#*  LB Semicon, Inc.                                               390,605     893,822       0.0%
#   LEADCORP, Inc. (The)                                           180,252   1,075,024       0.0%
#*  Leaders Cosmetics Co., Ltd.                                    117,679   1,961,808       0.0%
    Lee Ku Industrial Co., Ltd.                                    179,631     370,030       0.0%
    LEENO Industrial, Inc.                                          66,914   3,059,484       0.0%
#   Leenos Corp.                                                    97,282     212,302       0.0%
    LF Corp.                                                       217,421   5,011,039       0.0%
    LG Chem, Ltd.                                                  230,246  83,016,694       0.3%
    LG Corp.                                                       280,490  21,566,810       0.1%
#   LG Display Co., Ltd.                                         2,416,021  63,204,488       0.3%
    LG Display Co., Ltd. ADR                                       865,280  11,239,987       0.1%
    LG Electronics, Inc.                                           892,670  72,669,049       0.3%
    LG Hausys, Ltd.                                                 74,317   6,034,578       0.0%
    LG Household & Health Care, Ltd.                                41,152  43,249,996       0.2%
#   LG Innotek Co., Ltd.                                            94,072  14,483,621       0.1%
    LG International Corp.                                         229,496   5,956,060       0.0%
    LG Uplus Corp.                                               1,376,178  15,802,168       0.1%
    LIG Nex1 Co., Ltd.                                              27,504   1,765,414       0.0%
#   Lion Chemtech Co., Ltd.                                         41,775     593,282       0.0%
#*  LIS Co., Ltd.                                                   38,564     459,879       0.0%
#*  Liveplex Co., Ltd.                                             486,439     356,972       0.0%
#   LMS Co., Ltd.                                                   35,029     317,632       0.0%
    Lock & Lock Co., Ltd.                                          139,555   2,698,410       0.0%
#   Loen Entertainment, Inc.                                        33,711   3,204,082       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  LOT Vacuum Co., Ltd.                                            72,854 $ 1,090,240       0.0%
    Lotte Chemical Corp.                                           154,753  51,114,822       0.2%
    Lotte Corp.                                                     45,272   3,014,342       0.0%
    LOTTE Fine Chemical Co., Ltd.                                  154,140   5,544,786       0.0%
    Lotte Food Co., Ltd.                                               244     130,458       0.0%
    LOTTE Himart Co., Ltd.                                          94,504   6,255,799       0.0%
#   Lotte Non-Life Insurance Co., Ltd.                             873,681   2,580,200       0.0%
    Lotte Shopping Co., Ltd.                                        34,911   7,016,397       0.0%
    LS Corp.                                                       156,838  11,074,022       0.1%
    LS Industrial Systems Co., Ltd.                                110,952   5,941,309       0.0%
*   Lumens Co., Ltd.                                               411,972   1,329,973       0.0%
#   Lutronic Corp.                                                  40,776     410,201       0.0%
#   Macquarie Korea Infrastructure Fund                          1,844,326  14,026,608       0.1%
*   Macrogen, Inc.                                                  40,716     989,198       0.0%
#   Maeil Holdings Co., Ltd.                                        97,506   1,675,493       0.0%
#*  Majestar Co., Ltd.                                              77,416     108,149       0.0%
#   Mando Corp.                                                     61,710  18,012,847       0.1%
#*  Maniker Co., Ltd.                                              311,979     187,909       0.0%
#*  Mcnex Co., Ltd.                                                 38,108     604,869       0.0%
#*  Mediana Co., Ltd.                                               27,160     270,350       0.0%
#*  Medifron DBT Co., Ltd.                                          32,096     145,985       0.0%
    Medy-Tox, Inc.                                                  29,295  11,089,048       0.1%
    Meerecompany, Inc.                                               7,566     395,849       0.0%
#   MegaStudy Co., Ltd.                                             21,017     584,243       0.0%
#   MegaStudyEdu Co., Ltd.                                           9,247     339,733       0.0%
#*  Melfas, Inc.                                                   123,748     412,801       0.0%
    Meritz Financial Group, Inc.                                   358,864   5,225,773       0.0%
    Meritz Fire & Marine Insurance Co., Ltd.                       506,770  11,630,253       0.1%
    Meritz Securities Co., Ltd.                                  2,197,895   8,757,251       0.1%
#   META BIOMED Co., Ltd.                                           80,452     247,147       0.0%
#*  Mgame Corp.                                                    159,392     619,776       0.0%
    Mi Chang Oil Industrial Co., Ltd.                                3,204     249,213       0.0%
#*  MiCo, Ltd.                                                     418,598   1,333,714       0.0%
#   Minwise Co., Ltd.                                               61,400   1,327,966       0.0%
    Mirae Asset Daewoo Co., Ltd.                                 1,078,256   9,784,800       0.1%
    Mirae Asset Life Insurance Co., Ltd.                           306,965   1,604,644       0.0%
#*  Mirae Corp.                                                  1,526,714     324,566       0.0%
    Miwon Chemicals Co., Ltd.                                        1,485      83,320       0.0%
*   Miwon Commercial Co., Ltd.                                         456      93,645       0.0%
#   Miwon Holdings Co., Ltd.                                         3,107     135,229       0.0%
#*  Miwon Specialty Chemical Co., Ltd.                               8,622     437,106       0.0%
#   MK Electron Co., Ltd.                                          263,244   2,601,547       0.0%
#*  MNTech Co., Ltd.                                               140,333     615,767       0.0%
#   Mobase Co., Ltd.                                               123,257     776,513       0.0%
#*  Moda, Inc.                                                      68,154     390,286       0.0%
#*  Moda-InnoChips Co., Ltd.                                        34,587     378,573       0.0%
    Modetour Network, Inc.                                         119,659   3,144,087       0.0%
#   Monalisa Co., Ltd.                                              63,900     281,372       0.0%
#   MonAmi Co., Ltd.                                                38,910     110,860       0.0%
#   Moorim P&P Co., Ltd.                                           202,337     758,871       0.0%
#*  Moorim Paper Co., Ltd.                                         156,425     349,400       0.0%
#   Motonic Corp.                                                   58,838     485,077       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  MPK Group, Inc.                                              104,321 $   122,446       0.0%
    Muhak Co., Ltd.                                              100,473   1,630,402       0.0%
#   Multicampus Co, Ltd.                                          17,010     505,995       0.0%
#   Myungmoon Pharm Co., Ltd.                                    136,491     745,366       0.0%
    Namhae Chemical Corp.                                        149,158   1,209,968       0.0%
*   Namsun Aluminum Co., Ltd.                                    597,070     586,738       0.0%
#*  Namuga Co., Ltd.                                               6,949     155,838       0.0%
    Namyang Dairy Products Co., Ltd.                               2,179   1,277,235       0.0%
    Nasmedia Co., Ltd.                                            19,432   1,079,873       0.0%
    NAVER Corp.                                                   86,601  69,217,753       0.3%
#   NCSoft Corp.                                                  29,230  11,143,791       0.1%
#   NeoPharm Co., Ltd.                                            43,854   1,372,869       0.0%
#*  Neowiz                                                       107,818   1,127,785       0.0%
*   NEOWIZ HOLDINGS Corp.                                         52,007     612,966       0.0%
#*  NEPES Corp.                                                  259,172   2,087,234       0.0%
    Nexen Corp.                                                  219,067   1,594,173       0.0%
    Nexen Tire Corp.                                             356,068   4,086,182       0.0%
#*  Nexon GT Co., Ltd.                                            91,376     990,825       0.0%
#*  Next Entertainment World Co., Ltd.                            17,672     127,849       0.0%
#   Nexturn Co., Ltd.                                             74,891   1,010,372       0.0%
    NH Investment & Securities Co., Ltd.                         945,926  11,879,902       0.1%
*   NHN BUGS Corp.                                                16,527     140,635       0.0%
#*  NHN Entertainment Corp.                                      134,020   8,215,179       0.1%
#*  NHN KCP Corp.                                                113,234   1,781,009       0.0%
    NI Steel Co., Ltd.                                            21,389      66,563       0.0%
    NICE Holdings Co., Ltd.                                      184,336   2,615,682       0.0%
#   Nice Information & Telecommunication, Inc.                    54,813   1,179,533       0.0%
#   NICE Information Service Co., Ltd.                           361,764   2,761,342       0.0%
#   NICE Total Cash Management Co., Ltd.                         185,952   1,713,595       0.0%
#*  NK Co., Ltd.                                                 621,432     720,920       0.0%
#   Nong Shim Holdings Co., Ltd.                                  17,364   1,775,816       0.0%
#*  Nong Woo Bio Co., Ltd.                                        57,273     815,293       0.0%
#   NongShim Co., Ltd.                                            15,054   4,674,818       0.0%
    Noroo Holdings Co., Ltd.                                       9,220     148,139       0.0%
#   NOROO Paint & Coatings Co., Ltd.                              84,760     685,725       0.0%
    NPC                                                           83,760     450,479       0.0%
#   NS Shopping Co., Ltd.                                        157,020   2,110,078       0.0%
#*  Nuri Telecom Co., Ltd.                                        31,459     269,910       0.0%
#*  NUTRIBIOTECH Co., Ltd.                                        76,140   1,485,060       0.0%
#*  NUVOTEC Co., Ltd.                                             46,960     115,541       0.0%
#   OCI Co., Ltd.                                                110,454  11,159,098       0.1%
#*  Omnisystem Co., Ltd.                                         201,575     431,242       0.0%
#   Openbase, Inc.                                               120,842     362,580       0.0%
#   Opto Device Technology Co., Ltd.                              51,453     324,058       0.0%
#*  OPTRON-TEC, Inc.                                             244,752   1,572,491       0.0%
#*  Orientbio, Inc.                                              174,501     180,788       0.0%
*   Orion Corp.                                                  118,495  11,235,766       0.1%
#   Orion Holdings Corp.                                          73,708   1,695,367       0.0%
#*  OSANGJAIEL Co., Ltd.                                          34,930     207,285       0.0%
#*  Osstem Implant Co., Ltd.                                     107,352   6,897,915       0.0%
#*  Osung LST Co., Ltd.                                          297,005     163,608       0.0%
    Ottogi Corp.                                                   3,653   2,475,885       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
*   Pan Ocean Co., Ltd.                                          1,284,849 $ 6,035,652       0.0%
*   Pan-Pacific Co., Ltd.                                          198,950     630,448       0.0%
#   Pang Rim Co., Ltd.                                               5,145      92,812       0.0%
#*  PaperCorea, Inc.                                               200,150     361,022       0.0%
#   Paradise Co., Ltd.                                             305,484   5,483,988       0.0%
    Partron Co., Ltd.                                              346,325   2,703,841       0.0%
#*  Paru Co., Ltd.                                                 245,234     924,096       0.0%
#*  People & Technologies, Inc.                                     39,160     451,770       0.0%
#   PHARMA RESEARCH PRODUCTS Co., Ltd.                              13,506     538,999       0.0%
#*  Pharmicell Co., Ltd.                                           111,808     419,419       0.0%
#*  Phoenix Materials Co., Ltd.                                    162,456     139,991       0.0%
#   Pixelplus Co., Ltd.                                             15,194     140,472       0.0%
#*  PNE Solution Co., Ltd.                                          18,571     135,501       0.0%
#*  Pobis TNC Co., Ltd.                                            154,367     235,163       0.0%
    POSCO                                                          106,314  30,988,981       0.1%
    POSCO Sponsored ADR                                            507,145  37,011,442       0.2%
#   POSCO Chemtech Co., Ltd.                                       136,550   3,422,056       0.0%
    POSCO Coated & Color Steel Co., Ltd.                            22,081     552,442       0.0%
    Posco Daewoo Corp.                                             286,499   4,970,601       0.0%
#   Posco ICT Co., Ltd.                                            231,679   1,455,549       0.0%
#   Posco M-Tech Co., Ltd.                                         110,113     238,331       0.0%
#*  Power Logics Co., Ltd.                                         222,223     984,518       0.0%
#*  Prostemics Co., Ltd.                                            54,062     200,254       0.0%
#   Protec Co., Ltd.                                                30,107     480,978       0.0%
#   PSK, Inc.                                                      121,113   2,434,247       0.0%
#   Pulmuone Co., Ltd.                                               7,309     773,261       0.0%
    Pyeong Hwa Automotive Co., Ltd.                                142,620   1,459,164       0.0%
#*  RaonSecure Co., Ltd.                                           211,560     506,959       0.0%
#*  Redrover Co., Ltd.                                              79,479     241,666       0.0%
#   Reyon Pharmaceutical Co., Ltd.                                  14,987     482,963       0.0%
#   RFsemi Technologies, Inc.                                       20,093     130,694       0.0%
#*  RFTech Co., Ltd.                                               142,887     669,281       0.0%
#   Robostar Co., Ltd.                                              65,335     991,891       0.0%
#   Rorze Systems Corp.                                             16,990      99,866       0.0%
#*  S Net Systems, Inc.                                             71,410     312,811       0.0%
#*  S&S Tech Corp.                                                 134,330     513,410       0.0%
*   S&T Corp.                                                       10,683     146,328       0.0%
*   S&T Dynamics Co., Ltd.                                         206,513   1,543,466       0.0%
    S&T Holdings Co., Ltd.                                          69,574   1,027,729       0.0%
    S&T Motiv Co., Ltd.                                             75,438   3,075,075       0.0%
    S-1 Corp.                                                      108,269   8,859,731       0.1%
#*  S-Connect Co., Ltd.                                            643,909   1,301,028       0.0%
#   S-Energy Co., Ltd.                                              62,361     417,555       0.0%
#*  S-MAC Co., Ltd.                                                559,168     620,594       0.0%
    S-Oil Corp.                                                    188,460  21,667,132       0.1%
#*  S.Y. Panel Co., Ltd.                                            80,097     480,685       0.0%
#   Sajo Industries Co., Ltd.                                       23,617   1,542,127       0.0%
*   Sajodongaone Co., Ltd.                                         131,512     182,691       0.0%
#   Sam Chun Dang Pharm Co., Ltd.                                  125,914   1,467,424       0.0%
#*  SAM KANG M&T Co., Ltd.                                          98,037     481,985       0.0%
    Sam Young Electronics Co., Ltd.                                103,654   1,258,899       0.0%
#   Sam Yung Trading Co., Ltd.                                      61,952     987,449       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SOUTH KOREA -- (Continued)
#   Sam-A Pharm Co., Ltd.                                            6,959 $       97,537       0.0%
    Samchully Co., Ltd.                                             19,983      1,828,477       0.0%
#   Samchuly Bicycle Co., Ltd.                                      33,741        256,493       0.0%
#   Samho Development Co., Ltd.                                    143,939        546,072       0.0%
#*  Samho International Co., Ltd.                                   16,025        233,634       0.0%
#   SAMHWA Paints Industrial Co., Ltd.                              72,557        499,979       0.0%
#   Samick Musical Instruments Co., Ltd.                           430,438        751,951       0.0%
#   Samick THK Co., Ltd.                                            87,978      1,413,866       0.0%
#*  Samji Electronics Co., Ltd.                                    130,722        899,934       0.0%
*   Samjin LND Co., Ltd.                                            57,071        133,026       0.0%
    Samjin Pharmaceutical Co., Ltd.                                 92,845      2,743,823       0.0%
#   Samkee Automotive Co., Ltd.                                    160,780        511,579       0.0%
#   Samkwang Glass                                                  19,892        895,071       0.0%
    Sammok S-Form Co., Ltd.                                         96,300      1,121,842       0.0%
*   SAMPYO Cement Co., Ltd.                                         94,126        261,319       0.0%
    Samsung C&T Corp.                                              152,296     20,146,983       0.1%
    Samsung Card Co., Ltd.                                         159,738      5,233,978       0.0%
#   Samsung Climate Control Co., Ltd.                                5,930         63,812       0.0%
    Samsung Electro-Mechanics Co., Ltd.                            201,000     18,702,582       0.1%
    Samsung Electronics Co., Ltd.                                  472,670  1,165,180,959       4.3%
#*  Samsung Engineering Co., Ltd.                                  319,634      3,484,893       0.0%
    Samsung Fire & Marine Insurance Co., Ltd.                      138,471     33,788,596       0.1%
#*  Samsung Heavy Industries Co., Ltd.                           1,643,447     17,320,955       0.1%
    Samsung Life Insurance Co., Ltd.                               166,079     20,023,204       0.1%
*   Samsung Pharmaceutical Co., Ltd.                                33,471        104,518       0.0%
    Samsung SDI Co., Ltd.                                          175,178     32,276,269       0.1%
    Samsung SDS Co., Ltd.                                           63,174     11,697,614       0.1%
#   Samsung Securities Co., Ltd.                                   450,261     14,321,461       0.1%
#   SAMT Co., Ltd.                                                 488,243        899,231       0.0%
#   Samwha Capacitor Co., Ltd.                                      98,324      2,003,624       0.0%
#   Samyang Corp.                                                   23,295      2,017,026       0.0%
#   Samyang Foods Co., Ltd.                                         19,983      1,084,515       0.0%
    Samyang Holdings Corp.                                          36,255      2,925,778       0.0%
#   Samyang Tongsang Co., Ltd.                                      17,506        685,500       0.0%
*   Samyoung Chemical Co., Ltd.                                    158,910        161,827       0.0%
#   Samyoung M-Tek Co., Ltd.                                        34,531        112,068       0.0%
#   Sang-A Frontec Co., Ltd.                                        39,118        484,265       0.0%
#*  Sangbo Corp.                                                   227,166        415,689       0.0%
    Sangsin Brake                                                   16,775        113,024       0.0%
#   SaraminHR Co, Ltd.                                              23,952        456,097       0.0%
#   Satrec Initiative Co., Ltd.                                     11,491        460,259       0.0%
#   SAVEZONE I&C Corp.                                             101,623        467,045       0.0%
#*  SBI Investment Korea Co., Ltd.                               1,048,626        786,015       0.0%
    SBS Contents Hub Co., Ltd.                                      33,928        254,130       0.0%
    SBS Media Holdings Co., Ltd.                                   441,383      1,196,121       0.0%
#*  SBW                                                            856,440      1,025,286       0.0%
#*  SDN Co., Ltd.                                                   77,149        100,922       0.0%
    Seah Besteel Corp.                                             143,197      4,065,736       0.0%
    SeAH Holdings Corp.                                              4,246        596,708       0.0%
    SeAH Steel Corp.                                                36,215      2,970,525       0.0%
    Sebang Co., Ltd.                                                90,768      1,102,058       0.0%
    Sebang Global Battery Co., Ltd.                                 71,557      2,162,854       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
*   Seegene, Inc.                                                   32,732 $   831,590       0.0%
    Sejong Industrial Co., Ltd.                                    105,682     734,314       0.0%
*   Sejong Telecom, Inc.                                           944,588     479,011       0.0%
#   Sejoong Co., Ltd.                                               79,996     244,687       0.0%
#   Sekonix Co., Ltd.                                               90,049   1,078,315       0.0%
#*  Selvas AI, Inc.                                                 30,161      95,562       0.0%
    Sempio Co.                                                       3,827     109,382       0.0%
#   Sempio Foods Co.                                                 8,094     240,111       0.0%
#   Seobu T&D                                                      123,700   1,639,873       0.0%
#   Seohan Co., Ltd.                                               959,098   1,841,603       0.0%
#   Seohee Construction Co., Ltd.                                2,125,815   2,099,075       0.0%
#   Seondo Electric Co., Ltd.                                       25,059      72,570       0.0%
#   Seoul Auction Co., Ltd.                                         50,625     318,582       0.0%
#*  Seoul Electronics & Telecom                                     73,908      92,736       0.0%
#   Seoul Pharma Co., Ltd.                                           5,092      49,989       0.0%
    Seoul Semiconductor Co., Ltd.                                  354,462   8,700,576       0.1%
#   SEOWONINTECH Co., Ltd.                                          78,732     738,167       0.0%
#   Seoyon Co., Ltd.                                               132,309     947,624       0.0%
    Seoyon E-Hwa Co., Ltd.                                          20,767     222,701       0.0%
#*  Sewon Cellontech Co., Ltd.                                     379,364     771,473       0.0%
    Sewon Precision Industry Co., Ltd.                               8,303     126,679       0.0%
#   SEWOONMEDICAL Co., Ltd.                                        119,681     369,671       0.0%
    SFA Engineering Corp.                                          184,716   6,724,816       0.0%
#*  SFA Semicon Co, Ltd.                                         1,004,610   2,253,457       0.0%
#*  SFC Co., Ltd.                                                   63,513     162,337       0.0%
#*  SG Corp.                                                     1,122,090     992,546       0.0%
#*  SG&G Corp.                                                     236,478     640,533       0.0%
*   SGA Co., Ltd.                                                  494,133     395,653       0.0%
#   SH Energy & Chemical Co., Ltd.                               1,033,069   1,379,239       0.0%
#*  Shin Poong Pharmaceutical Co., Ltd.                            225,378   1,231,443       0.0%
    Shinhan Financial Group Co., Ltd.                              588,790  26,447,381       0.1%
    Shinhan Financial Group Co., Ltd. ADR                          333,226  15,085,141       0.1%
#   Shinil Industrial Co., Ltd.                                    214,068     266,809       0.0%
#   Shinsegae Engineering & Construction Co., Ltd.                  25,829     648,990       0.0%
    Shinsegae Food Co., Ltd.                                         6,003     721,119       0.0%
#   Shinsegae Information & Communication Co., Ltd.                 11,216     771,322       0.0%
#   Shinsegae International, Inc.                                   18,504   1,021,287       0.0%
#   Shinsegae, Inc.                                                 53,721  10,982,029       0.1%
#*  Shinsung E&G Energy Co., Ltd.                                  582,918     918,438       0.0%
#*  Shinsung Tongsang Co., Ltd.                                    715,586     627,068       0.0%
#   Shinwha Intertek Corp.                                         229,215     544,224       0.0%
#*  Shinwon Construction Co., Ltd.                                  17,181      99,977       0.0%
#*  Shinwon Corp.                                                  314,826     544,107       0.0%
    Shinyoung Securities Co., Ltd.                                  23,056   1,222,908       0.0%
#   SHOWBOX Corp.                                                  360,743   1,779,584       0.0%
#*  Signetics Corp.                                                498,552     632,175       0.0%
#*  SIGONG TECH Co., Ltd.                                           83,283     505,964       0.0%
    Silicon Works Co., Ltd.                                         70,557   2,832,483       0.0%
    Silla Co., Ltd.                                                 52,078     713,748       0.0%
#   SIMMTECH Co., Ltd.                                             238,915   2,540,711       0.0%
#*  SIMMTECH HOLDINGS Co., Ltd.                                    297,091     716,722       0.0%
    SIMPAC, Inc.                                                   121,088     470,353       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
    Sindoh Co., Ltd.                                                31,760 $  1,786,497       0.0%
    SJM Co., Ltd.                                                   47,500      221,794       0.0%
#   SK Bioland Co., Ltd.                                            46,277      808,015       0.0%
    SK Chemicals Co., Ltd.                                          98,624    6,511,915       0.0%
#   SK D&D Co., Ltd.                                                16,468      443,007       0.0%
    SK Gas, Ltd.                                                    44,741    3,737,494       0.0%
    SK Holdings Co., Ltd.                                          275,387   71,261,859       0.3%
    SK Hynix, Inc.                                               3,141,984  231,666,869       0.9%
    SK Innovation Co., Ltd.                                        275,113   50,466,929       0.2%
#   SK Materials Co., Ltd.                                          42,116    7,059,730       0.1%
    SK Networks Co., Ltd.                                          973,768    5,786,010       0.0%
#*  SK Securities Co., Ltd.                                      3,458,509    3,846,715       0.0%
    SK Telecom Co., Ltd.                                            49,155   11,604,538       0.1%
    SK Telecom Co., Ltd. ADR                                       122,524    3,202,777       0.0%
    SKC Co., Ltd.                                                  228,842    8,129,890       0.1%
#*  SKC Solmics Co., Ltd.                                          326,832    1,532,893       0.0%
    SKCKOLONPI, Inc.                                                74,118    2,331,480       0.0%
    SL Corp.                                                       135,344    2,773,367       0.0%
#*  SM Culture & Contents Co., Ltd.                                166,971      449,180       0.0%
#*  SM Entertainment Co.                                            95,036    2,824,296       0.0%
#   SMCo.re, Inc.                                                    2,335       25,540       0.0%
#   SMEC Co., Ltd.                                                 142,226      469,045       0.0%
*   SNTEK Co., Ltd.                                                  5,277       31,687       0.0%
#*  SNU Precision Co., Ltd.                                         65,486      249,388       0.0%
#*  Solborn, Inc.                                                  112,298      491,515       0.0%
#*  Solco Biomedical Co., Ltd.                                     303,518      173,397       0.0%
#*  Solid, Inc.                                                    165,177      392,969       0.0%
#   Songwon Industrial Co., Ltd.                                   213,451    4,100,985       0.0%
#*  Sonokong Co., Ltd.                                             165,220      517,995       0.0%
#   Soosan Heavy Industries Co., Ltd.                               69,489       94,959       0.0%
#   Soulbrain Co., Ltd.                                             93,270    5,737,779       0.0%
#   SPC Samlip Co., Ltd.                                            18,018    2,212,797       0.0%
#   SPG Co., Ltd.                                                   46,435      227,181       0.0%
#   Spigen Korea Co., Ltd.                                          22,187      862,753       0.0%
    Ssangyong Cement Industrial Co., Ltd.                          206,788    2,991,682       0.0%
*   Ssangyong Information & Communication                           48,043       64,740       0.0%
*   Ssangyong Motor Co.                                            262,621    1,233,764       0.0%
#   Suheung Co., Ltd.                                               31,063      928,238       0.0%
#   Sun Kwang Co., Ltd.                                             16,874      301,315       0.0%
#   Sunchang Corp.                                                  62,367      443,586       0.0%
#*  SundayToz Corp.                                                 32,806      623,790       0.0%
#   Sung Bo Chemicals Co., Ltd.                                     42,322      233,884       0.0%
#   Sung Kwang Bend Co., Ltd.                                      235,904    2,092,640       0.0%
#   Sungchang Enterprise Holdings, Ltd.                            579,822    1,421,231       0.0%
#   Sungdo Engineering & Construction Co., Ltd.                     69,990      413,212       0.0%
*   Sungshin Cement Co., Ltd.                                      164,918      789,489       0.0%
    Sungwoo Hitech Co., Ltd.                                       408,348    2,446,446       0.0%
#   Sunjin Co., Ltd.                                                76,096    1,052,903       0.0%
#*  Sunny Electronics Corp.                                         37,600       86,095       0.0%
#*  Suprema HQ, Inc.                                                25,328      136,369       0.0%
#*  Suprema, Inc.                                                   29,503      644,300       0.0%
#*  Synopex, Inc.                                                  707,533    2,008,744       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   Systems Technology, Inc.                                       115,066 $1,880,880       0.0%
#*  T'way Holdings, Inc.                                           355,279  1,185,342       0.0%
#   Tae Kyung Industrial Co., Ltd.                                  73,750    340,888       0.0%
    Taekwang Industrial Co., Ltd.                                    3,316  3,377,599       0.0%
#*  Taewoong Co., Ltd.                                             102,813  1,641,740       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.                  419,742  3,216,309       0.0%
#*  Taihan Electric Wire Co., Ltd.                                 567,217    643,535       0.0%
#*  Taihan Fiberoptics Co., Ltd.                                     8,734     27,131       0.0%
#*  Taihan Textile Co., Ltd.                                         1,301    102,145       0.0%
#   Tailim Packaging Co., Ltd.                                      67,233    138,023       0.0%
#*  TBH Global Co., Ltd.                                           191,728  1,506,213       0.0%
#   TechWing, Inc.                                                 100,417  1,497,092       0.0%
#   Telechips, Inc.                                                 15,890    146,311       0.0%
#*  Tellus Co., Ltd.                                               122,377    220,325       0.0%
#   Tera Semicon Co., Ltd.                                         118,654  3,130,774       0.0%
#   TES Co., Ltd.                                                  128,828  3,983,448       0.0%
#*  Tesna Co., Ltd.                                                 46,091    586,290       0.0%
#*  Texcell-NetCom Co., Ltd.                                       362,528  3,240,832       0.0%
#*  Theragen Etex Co., Ltd.                                         17,491     97,299       0.0%
#*  Thinkware Systems Corp.                                         55,844    521,449       0.0%
#*  TK Chemical Corp.                                              516,365    935,042       0.0%
#   TK Corp.                                                       144,933  1,300,844       0.0%
#   TOBESOFT Co., Ltd.                                              14,691     78,326       0.0%
#   Tokai Carbon Korea Co., Ltd.                                    43,679  2,031,707       0.0%
#   Tong Yang Moolsan Co., Ltd.                                    381,058    590,342       0.0%
    Tongyang Life Insurance Co., Ltd.                              390,321  3,083,787       0.0%
    Tongyang pile, Inc.                                              5,078     24,705       0.0%
#   Tongyang, Inc.                                               1,632,979  2,843,916       0.0%
#   Tonymoly Co., Ltd.                                              34,741    659,315       0.0%
#   Top Engineering Co., Ltd.                                      114,448    712,348       0.0%
#   Toptec Co., Ltd.                                               184,862  4,651,053       0.0%
#   Tovis Co., Ltd.                                                135,860    982,907       0.0%
#*  Trais Co., Ltd.                                                 52,841     77,833       0.0%
    TS Corp.                                                        32,898    763,805       0.0%
#   UBCare Co., Ltd.                                               114,292    359,389       0.0%
#   Ubiquoss Holdings, Inc.                                         85,888    528,487       0.0%
#*  Ubiquoss, Inc.                                                  24,418    359,033       0.0%
#*  Ubivelox, Inc.                                                  14,683    120,642       0.0%
#*  Ugint Co., Ltd.                                                500,015    567,262       0.0%
    UIL Co., Ltd.                                                   26,280    172,971       0.0%
    Uju Electronics Co., Ltd.                                       50,372    627,778       0.0%
    Unid Co., Ltd.                                                  48,639  2,009,895       0.0%
#   Union Materials Corp.                                          160,017    347,548       0.0%
    Union Semiconductor Equipment & Materials Co., Ltd.            136,666    812,514       0.0%
#   Uniquest Corp.                                                  92,582    589,320       0.0%
#*  Unison Co., Ltd.                                               116,022    370,117       0.0%
#   UniTest, Inc.                                                  222,571  2,310,868       0.0%
#   Value Added Technologies Co., Ltd.                              90,603  2,359,893       0.0%
#   Viatron Technologies, Inc.                                      51,934    939,999       0.0%
*   Vidente Co., Ltd.                                                3,643     27,702       0.0%
    Vieworks Co., Ltd.                                              78,049  2,656,654       0.0%
#   Visang Education, Inc.                                          85,564    901,941       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  Vitzrocell Co., Ltd.                                            67,928 $   659,363       0.0%
#*  W Holding Co., Ltd.                                            275,256     145,449       0.0%
#*  Webzen, Inc.                                                   122,204   3,057,349       0.0%
#*  Welcron Co., Ltd.                                               87,278     239,772       0.0%
    WeMade Entertainment Co., Ltd.                                  51,097   1,671,738       0.0%
    Whanin Pharmaceutical Co., Ltd.                                 98,586   1,831,709       0.0%
#*  WillBes & Co. (The)                                            559,699     866,265       0.0%
#   Winix, Inc.                                                     18,162     180,246       0.0%
#*  Winnova Co., Ltd.                                              246,261      64,294       0.0%
    Wins Co., Ltd.                                                  43,865     452,201       0.0%
#   WiSoL Co., Ltd.                                                215,319   2,625,692       0.0%
#*  WIZIT Co., Ltd.                                                288,767     326,341       0.0%
#*  WONIK CUBE Corp.                                                60,600     118,770       0.0%
#*  Wonik Holdings Co., Ltd.                                       314,942   2,127,736       0.0%
#*  WONIK IPS Co., Ltd.                                            213,642   6,938,563       0.0%
#*  Wonik Materials Co., Ltd.                                       14,286     880,899       0.0%
#*  Wonik QnC Corp.                                                 80,419     838,233       0.0%
*   Woojin Plaimm Co., Ltd.                                          1,088       9,694       0.0%
*   Woongjin Co., Ltd.                                             421,146     870,047       0.0%
#*  Woongjin Energy Co., Ltd.                                      140,710     990,325       0.0%
*   Woongjin Thinkbig Co., Ltd.                                    219,308   1,354,896       0.0%
    Woori Bank                                                   1,722,244  25,203,661       0.1%
    Woori Bank Sponsored ADR                                         1,525      66,948       0.0%
#*  Woori Investment Bank Co., Ltd.                              2,056,434   1,022,032       0.0%
#*  Woori Technology, Inc.                                         110,030      56,709       0.0%
#*  Wooridul Pharmaceutical, Ltd.                                   28,523     230,622       0.0%
*   Woorison F&G Co., Ltd.                                           8,947      18,307       0.0%
#   Woory Industrial Co., Ltd.                                      75,382   2,405,611       0.0%
#   Wooshin Systems Co., Ltd.                                       52,243     403,150       0.0%
#   Woosu AMS Co., Ltd.                                             88,441     202,299       0.0%
#   WooSung Feed Co., Ltd.                                         222,792     620,441       0.0%
#   Y G-1 Co., Ltd.                                                136,567   1,707,785       0.0%
#*  YD Online Corp.                                                135,587     528,648       0.0%
#*  YeaRimDang Publishing Co., Ltd.                                165,153   1,465,101       0.0%
#   Yeong Hwa Metal Co., Ltd.                                      172,763     230,047       0.0%
#   YES24 Co., Ltd.                                                 32,156     159,723       0.0%
    YESCO Co., Ltd.                                                 14,992     508,424       0.0%
#   YG Entertainment, Inc.                                          46,230   1,234,977       0.0%
#*  YJM Games Co., Ltd.                                             47,155     129,609       0.0%
#   YMC Co., Ltd.                                                   75,799   1,487,110       0.0%
#   Yong Pyong Resort Co., Ltd.                                     10,162     116,690       0.0%
#*  Yonwoo Co., Ltd.                                                18,522     527,804       0.0%
#   Yoosung Enterprise Co., Ltd.                                   173,620     575,770       0.0%
#   YooSung T&S Co., Ltd.                                          140,682     532,922       0.0%
#   Youlchon Chemical Co., Ltd.                                     73,044   1,085,833       0.0%
#   Young Heung Iron & Steel Co., Ltd.                             174,829     196,679       0.0%
    Young Poong Corp.                                                2,368   2,356,455       0.0%
#   Young Poong Precision Corp.                                     97,162     787,194       0.0%
#   Youngone Corp.                                                 131,172   4,031,527       0.0%
    Youngone Holdings Co., Ltd.                                     34,770   1,738,113       0.0%
#*  YoungWoo DSP Co., Ltd.                                          95,019     559,171       0.0%
    YTN Co., Ltd.                                                   18,296      35,684       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
SOUTH KOREA -- (Continued)
#*  Yuanta Securities Korea Co., Ltd.                             1,351,423 $    4,078,497       0.0%
    Yuhan Corp.                                                      28,150      5,129,059       0.0%
    YuHwa Securities Co., Ltd.                                        5,800         91,426       0.0%
#*  Yungjin Pharmaceutical Co., Ltd.                                265,384      2,107,344       0.0%
#*  Yuyang DNU Co., Ltd.                                            112,890        500,066       0.0%
#   Zeus Co., Ltd.                                                   43,409        649,709       0.0%
#*  Zungwon En-Sys, Inc.                                              9,089         18,062       0.0%
                                                                            --------------      ----
TOTAL SOUTH KOREA                                                            4,682,583,763      17.3%
                                                                            --------------      ----
TAIWAN -- (15.0%)
    104 Corp.                                                         8,000         40,339       0.0%
#   A-DATA Technology Co., Ltd.                                   1,928,465      5,618,599       0.0%
    Ability Enterprise Co., Ltd.                                  2,224,974      1,548,977       0.0%
#   Ability Opto-Electronics Technology Co., Ltd.                   149,000        366,310       0.0%
#   AcBel Polytech, Inc.                                          3,682,468      2,803,453       0.0%
    Accton Technology Corp.                                       3,510,369     11,318,978       0.1%
#   Acer, Inc.                                                   18,490,595      9,568,448       0.1%
    ACES Electronic Co., Ltd.                                       930,000        840,351       0.0%
#   Acter Co., Ltd.                                                 498,000      2,956,897       0.0%
*   Action Electronics Co., Ltd.                                  1,735,000        397,273       0.0%
#   Actron Technology Corp.                                         768,200      2,828,908       0.0%
    Addcn Technology Co., Ltd.                                      137,146      1,242,518       0.0%
#   Adlink Technology, Inc.                                         711,107      1,623,230       0.0%
#   Advanced Ceramic X Corp.                                        400,000      4,392,021       0.0%
#   Advanced Connectek, Inc.                                      1,730,000        527,906       0.0%
    Advanced International Multitech Co., Ltd.                    1,254,000      1,555,040       0.0%
*   Advanced Lithium Electrochemistry Cayman Co., Ltd.               75,000         67,710       0.0%
#   Advanced Optoelectronic Technology, Inc.                        627,000        732,661       0.0%
    Advanced Semiconductor Engineering, Inc.                     40,322,774     48,749,157       0.2%
    Advanced Semiconductor Engineering, Inc. ADR                    817,172      5,033,779       0.0%
#   Advanced Wireless Semiconductor Co.                           1,703,000      3,412,793       0.0%
#   Advancetek Enterprise Co., Ltd.                               1,268,662        765,436       0.0%
#   Advantech Co., Ltd.                                           1,253,458      8,565,823       0.1%
    Aerospace Industrial Development Corp.                          723,000        820,100       0.0%
#*  AGV Products Corp.                                            4,184,603      1,045,003       0.0%
    AimCore Technology Co., Ltd.                                    301,089        244,672       0.0%
    Airmate Cayman International Co., Ltd.                           73,000         68,436       0.0%
    Airtac International Group                                      683,299     11,076,198       0.1%
#*  Alchip Technologies, Ltd.                                       380,000      1,478,782       0.0%
#   Alcor Micro Corp.                                               463,000        339,473       0.0%
#*  ALI Corp.                                                     2,701,000      1,712,186       0.0%
#   All Ring Tech Co., Ltd.                                         795,000      1,980,587       0.0%
    Allis Electric Co., Ltd.                                        329,000        120,027       0.0%
#   Alltek Technology Corp.                                         609,676        426,789       0.0%
#   Alltop Technology Co., Ltd.                                     748,000      2,118,791       0.0%
#   Alpha Networks, Inc.                                          2,736,100      2,126,756       0.0%
#   Altek Corp.                                                   2,692,159      2,605,198       0.0%
#   Amazing Microelectronic Corp.                                   630,920      1,865,057       0.0%
    Ambassador Hotel (The)                                        1,725,000      1,315,214       0.0%
#   AMICCOM Electronics Corp.                                       275,690        402,980       0.0%
    Ampire Co., Ltd.                                                 28,000         16,298       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   AMPOC Far-East Co., Ltd.                                        687,567 $   601,979       0.0%
#   AmTRAN Technology Co., Ltd.                                   6,436,944   3,300,169       0.0%
#   Anpec Electronics Corp.                                       1,106,448   1,878,258       0.0%
    AP Memory Technology Corp.                                      197,000     483,916       0.0%
#   Apacer Technology, Inc.                                         749,005     980,079       0.0%
#   APAQ Technology Co., Ltd.                                       536,000     763,864       0.0%
#   APCB, Inc.                                                    1,631,000   1,612,824       0.0%
#   Apex Biotechnology Corp.                                        773,625     846,739       0.0%
#   Apex International Co., Ltd.                                  1,066,128     754,909       0.0%
#   Apex Medical Corp.                                              464,463     473,840       0.0%
#   Apex Science & Engineering                                      980,870     275,492       0.0%
#   Apogee Optocom Co., Ltd.(BD02KQ2)                               127,000     393,247       0.0%
    Apogee Optocom Co., Ltd.()                                        3,611       1,580       0.0%
    Arcadyan Technology Corp.                                     1,492,753   2,350,581       0.0%
    Ardentec Corp.                                                4,495,993   4,261,468       0.0%
    Asia Cement Corp.                                            10,334,655   9,221,254       0.1%
#   Asia Optical Co., Inc.                                        2,126,000   8,684,982       0.1%
*   Asia Pacific Telecom Co., Ltd.                                5,872,000   1,943,844       0.0%
#   Asia Plastic Recycling Holding, Ltd.                          2,286,826     974,838       0.0%
    Asia Polymer Corp.                                            3,306,888   2,056,787       0.0%
    Asia Tech Image, Inc.                                           483,000     778,015       0.0%
    Asia Vital Components Co., Ltd.                               3,223,864   3,059,618       0.0%
#   ASMedia Technology, Inc.                                        195,048   2,187,431       0.0%
#   ASPEED Technology, Inc.                                         167,999   3,890,071       0.0%
#   ASROCK, Inc.                                                    296,000     804,510       0.0%
#   Asustek Computer, Inc.                                        2,440,861  21,138,077       0.1%
    Aten International Co., Ltd.                                    863,715   2,212,199       0.0%
#   AU Optronics Corp.                                           90,298,497  37,001,396       0.2%
    AU Optronics Corp. Sponsored ADR                              1,487,852   6,115,072       0.0%
#   Audix Corp.                                                     669,375     991,348       0.0%
#   AURAS Technology Co., Ltd.                                      858,303   2,272,591       0.0%
    Aurona Industries, Inc.                                         419,000     383,575       0.0%
    Aurora Corp.                                                    366,258   1,102,974       0.0%
#   Avalue Technology, Inc.                                         374,000     623,936       0.0%
#   Avermedia Technologies                                        1,728,037     748,211       0.0%
#*  Avision, Inc.                                                 1,034,263     234,514       0.0%
    AVY Precision Technology, Inc.                                  542,807     893,362       0.0%
    Awea Mechantronic Co., Ltd.                                     216,062     234,373       0.0%
    Axiomtek Co., Ltd.                                              578,000     989,505       0.0%
#   Bank of Kaohsiung Co., Ltd.                                   4,091,855   1,253,716       0.0%
#   Basso Industry Corp.                                          1,144,284   3,163,175       0.0%
#*  BenQ Materials Corp.                                          1,691,000   1,105,122       0.0%
#   BES Engineering Corp.                                        14,768,050   3,386,285       0.0%
#   Bin Chuan Enterprise Co., Ltd.                                1,017,000   1,299,768       0.0%
#*  Bionet Corp.                                                    260,000     240,596       0.0%
    Bionime Corp.                                                   165,000     294,808       0.0%
#*  Biostar Microtech International Corp.                         1,176,712     568,048       0.0%
#   Bioteque Corp.                                                  535,680   1,590,336       0.0%
#   Bizlink Holding, Inc.                                           592,982   5,947,123       0.0%
#   Boardtek Electronics Corp.                                    1,222,000   1,053,879       0.0%
#   Bon Fame Co., Ltd.                                              157,000     418,863       0.0%
#   Bothhand Enterprise, Inc.                                       667,000   1,513,142       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
    Bright Led Electronics Corp.                                  1,099,180 $   627,356       0.0%
    Brighton-Best International Taiwan, Inc.                         43,000      34,078       0.0%
#   Browave Corp.                                                   754,000     990,745       0.0%
#   C Sun Manufacturing, Ltd.                                       993,740     945,335       0.0%
    C-Media Electronics, Inc.                                        34,000      27,662       0.0%
#   Cameo Communications, Inc.                                    2,220,116     614,029       0.0%
#   Capital Futures Corp.                                           282,000     434,845       0.0%
    Capital Securities Corp.                                     17,090,210   5,924,490       0.0%
#   Career Technology MFG. Co., Ltd.                              3,162,000   3,688,758       0.0%
*   Carnival Industrial Corp.                                     1,889,000     302,812       0.0%
#   Casetek Holdings, Ltd.                                        1,414,000   5,302,360       0.0%
    Catcher Technology Co., Ltd.                                  4,654,872  49,541,451       0.2%
    Cathay Chemical Works                                            35,000      19,378       0.0%
    Cathay Financial Holding Co., Ltd.                           19,446,499  32,133,748       0.1%
    Cathay Real Estate Development Co., Ltd.                      6,233,600   3,483,842       0.0%
#   Cayman Engley Industrial Co., Ltd.                              188,000   1,063,686       0.0%
#   Celxpert Energy Corp.                                           286,000     433,451       0.0%
#*  Center Laboratories, Inc.                                       731,800   1,168,079       0.0%
    Central Reinsurance Co., Ltd.                                   700,774     364,906       0.0%
#   Chailease Holding Co., Ltd.                                   7,875,240  20,314,545       0.1%
#   Chain Chon Industrial Co., Ltd.                               1,525,000     953,848       0.0%
#   ChainQui Construction Development Co., Ltd.                     425,464     294,812       0.0%
#*  Champion Building Materials Co., Ltd.                         2,778,390     708,527       0.0%
    Champion Microelectronic Corp.                                   62,975     109,229       0.0%
    Chang Hwa Commercial Bank, Ltd.                              24,040,059  13,034,080       0.1%
    Chang Wah Electromaterials, Inc.                                290,520   1,359,121       0.0%
    Chang Wah Technology Co., Ltd.                                    2,000      27,731       0.0%
#   Channel Well Technology Co., Ltd.                             1,893,000   2,147,951       0.0%
#   Chant Sincere Co., Ltd.                                         361,000     398,228       0.0%
#   Charoen Pokphand Enterprise                                   2,428,620   5,131,427       0.0%
#   Chaun-Choung Technology Corp.                                   706,000   2,354,324       0.0%
#   CHC Healthcare Group                                            114,000     141,062       0.0%
#   CHC Resources Corp.                                             375,135     679,123       0.0%
#   Chen Full International Co., Ltd.                               907,000   1,455,304       0.0%
#   Chenbro Micom Co., Ltd.                                         637,000   1,053,648       0.0%
#   Cheng Loong Corp.                                             8,181,160   4,790,126       0.0%
#   Cheng Shin Rubber Industry Co., Ltd.                         11,288,508  22,281,271       0.1%
    Cheng Uei Precision Industry Co., Ltd.                        4,271,630   6,950,958       0.0%
#   Chenming Mold Industry Corp.                                  1,231,708     789,927       0.0%
#   Chia Chang Co., Ltd.                                            940,000     748,814       0.0%
    Chia Hsin Cement Corp.                                        2,878,747   1,155,811       0.0%
#   Chian Hsing Forging Industrial Co., Ltd.                        489,000   1,313,478       0.0%
    Chicony Electronics Co., Ltd.                                 3,558,900   8,913,660       0.1%
#   Chicony Power Technology Co., Ltd.                            1,385,245   3,020,944       0.0%
#   Chien Kuo Construction Co., Ltd.                              1,906,706     708,365       0.0%
#   Chilisin Electronics Corp.                                    1,424,758   4,869,784       0.0%
#   Chime Ball Technology Co., Ltd.                                 204,282     460,304       0.0%
#*  Chimei Materials Technology Corp.                             3,587,200   1,636,191       0.0%
#   Chin-Poon Industrial Co., Ltd.                                3,528,617   7,364,359       0.0%
*   China Airlines, Ltd.                                         30,907,057  12,608,331       0.1%
#   China Bills Finance Corp.                                     2,494,000   1,252,803       0.0%
#   China Chemical & Pharmaceutical Co., Ltd.                     2,310,000   1,371,152       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
    China Development Financial Holding Corp.                    50,972,157 $15,626,751       0.1%
#   China Ecotek Corp.                                              179,000     242,157       0.0%
*   China Electric Manufacturing Corp.                            2,113,220     663,139       0.0%
#   China General Plastics Corp.                                  3,929,055   3,683,300       0.0%
    China Glaze Co., Ltd.                                           661,022     280,682       0.0%
    China Life Insurance Co., Ltd.                                7,632,391   7,187,119       0.0%
    China Man-Made Fiber Corp.                                   10,938,845   3,186,772       0.0%
    China Metal Products                                          2,534,405   2,331,171       0.0%
    China Motor Corp.                                             4,116,716   3,686,368       0.0%
#*  China Petrochemical Development Corp.                        25,476,325  11,369,524       0.1%
#   China Steel Chemical Corp.                                      688,998   2,753,200       0.0%
#   China Steel Corp.                                            30,718,440  25,014,156       0.1%
    China Steel Structure Co., Ltd.                                 723,000     468,756       0.0%
#   China Synthetic Rubber Corp.                                  5,202,268   7,249,287       0.0%
#   China Wire & Cable Co., Ltd.                                    897,680     803,774       0.0%
#   Chinese Maritime Transport, Ltd.                                830,964     779,622       0.0%
*   Ching Feng Home Fashions Co., Ltd.                               36,000      30,417       0.0%
    Chipbond Technology Corp.                                     6,997,000  13,655,698       0.1%
    ChipMOS TECHNOLOGIES, Inc.                                    1,636,216   1,631,948       0.0%
    ChipMOS TECHNOLOGIES, Inc. ADR                                   61,873   1,237,460       0.0%
#   Chlitina Holding, Ltd.                                          580,000   2,097,023       0.0%
    Chong Hong Construction Co., Ltd.                             1,176,739   2,877,310       0.0%
    Chroma ATE, Inc.                                              1,547,705   7,548,091       0.0%
    Chun YU Works & Co., Ltd.                                     1,435,000     680,203       0.0%
    Chun Yuan Steel                                               2,765,177   1,036,446       0.0%
#*  Chung Hung Steel Corp.                                       11,173,926   4,283,027       0.0%
    Chung Hwa Food Industrial Co., Ltd.                              16,650      35,337       0.0%
#   Chung Hwa Pulp Corp.                                          4,374,308   1,552,941       0.0%
#   Chung-Hsin Electric & Machinery Manufacturing Corp.           3,923,500   2,739,325       0.0%
#   Chunghwa Chemical Synthesis & Biotech Co., Ltd.                 212,000     153,987       0.0%
*   Chunghwa Picture Tubes, Ltd.                                 15,894,759   1,460,140       0.0%
#   Chunghwa Precision Test Tech Co., Ltd.                           88,000   3,200,291       0.0%
    Chunghwa Telecom Co., Ltd.                                    5,614,000  19,172,913       0.1%
    Chunghwa Telecom Co., Ltd. Sponsored ADR                        431,157  14,667,961       0.1%
#   Chyang Sheng Dyeing & Finishing Co., Ltd.                     1,643,000   1,461,942       0.0%
    Cleanaway Co., Ltd.                                             690,000   3,971,567       0.0%
    Clevo Co.                                                     3,240,482   3,334,766       0.0%
#*  CMC Magnetics Corp.                                          18,142,032   2,691,534       0.0%
#*  Co-Tech Development Corp.                                     1,682,800   2,501,451       0.0%
    CoAdna Holdings, Inc.                                            54,000      57,630       0.0%
#*  CoAsia Microelectronics Corp.                                   894,642     461,967       0.0%
#   Coland Holdings, Ltd.                                           169,000     194,220       0.0%
    Collins Co., Ltd.                                               316,060     116,389       0.0%
    Compal Electronics, Inc.                                     30,712,560  22,612,728       0.1%
    Compeq Manufacturing Co., Ltd.                               10,912,000  12,839,288       0.1%
#   Compucase Enterprise                                            798,000   1,065,273       0.0%
#   Concord Securities Co., Ltd.                                  3,537,000     987,653       0.0%
#   Concraft Holding Co., Ltd.                                      279,300   3,363,957       0.0%
    Continental Holdings Corp.                                    3,684,250   1,765,054       0.0%
#   Contrel Technology Co., Ltd.                                    892,000     464,840       0.0%
#   Coremax Corp.                                                   323,000   1,367,121       0.0%
    Coretronic Corp.                                              4,309,600   5,161,194       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Cowealth Medical Holding Co., Ltd.                              108,319 $   156,455       0.0%
#   Coxon Precise Industrial Co., Ltd.                            1,173,000   1,048,590       0.0%
#   Creative Sensor, Inc.                                           790,000     682,647       0.0%
    Crown Bioscience International                                   40,000      53,651       0.0%
*   Crystalwise Technology, Inc.                                    266,585     134,405       0.0%
#*  CSBC Corp. Taiwan                                             4,004,150   1,712,720       0.0%
    CTBC Financial Holding Co., Ltd.                             60,077,931  38,465,609       0.2%
    CTCI Corp.                                                    4,302,896   6,671,012       0.0%
#   Cub Elecparts, Inc.                                             476,083   4,700,617       0.0%
#   CviLux Corp.                                                    712,378     776,213       0.0%
#   CX Technology Co., Ltd.                                         558,078     542,812       0.0%
#   Cyberlink Corp.                                                 568,504   1,257,470       0.0%
#   CyberPower Systems, Inc.                                        436,000   1,662,942       0.0%
#   CyberTAN Technology, Inc.                                     2,869,873   1,757,170       0.0%
#   Cypress Technology Co., Ltd.                                    275,100   1,127,249       0.0%
    D-Link Corp.                                                  6,497,758   2,438,331       0.0%
#   DA CIN Construction Co., Ltd.                                 1,448,809     862,391       0.0%
    Da-Li Development Co., Ltd.                                     725,898     806,432       0.0%
    Dadi Early-Childhood Education Group, Ltd.                       40,538     238,551       0.0%
    Dah Fung CATV Co., Ltd.                                         384,061     439,352       0.0%
*   Danen Technology Corp.                                        3,627,000     920,860       0.0%
    Darfon Electronics Corp.                                      2,096,700   1,843,337       0.0%
    Darwin Precisions Corp.                                       3,590,304   3,888,178       0.0%
#   Davicom Semiconductor, Inc.                                     334,392     282,971       0.0%
    Daxin Materials Corp.                                           372,000     607,106       0.0%
#   De Licacy Industrial Co.                                      1,791,201   1,520,796       0.0%
#   Delpha Construction Co., Ltd.                                 1,252,754     567,191       0.0%
#   Delta Electronics, Inc.                                       7,276,028  35,009,749       0.2%
    Depo Auto Parts Ind Co., Ltd.                                   831,634   2,223,027       0.0%
    DFI, Inc.                                                       455,571     966,934       0.0%
    Dimerco Data System Corp.                                        14,000      16,505       0.0%
#   Dimerco Express Corp.                                           818,000     606,038       0.0%
    Dr Wu Skincare Co., Ltd.                                         12,000      53,728       0.0%
    Draytek Corp.                                                   158,000     152,054       0.0%
#   Dynacolor, Inc.                                                 267,000     324,037       0.0%
#*  Dynamic Electronics Co., Ltd.                                 2,069,583     803,365       0.0%
    Dynapack International Technology Corp.                       1,352,000   2,295,865       0.0%
    E Ink Holdings, Inc.                                          7,590,000  10,601,666       0.1%
#   E-Lead Electronic Co., Ltd.                                     564,846     567,658       0.0%
    E-LIFE MALL Corp.                                               384,000     802,183       0.0%
*   E-Ton Solar Tech Co., Ltd.                                    2,758,168     903,541       0.0%
    E.Sun Financial Holding Co., Ltd.                            36,845,143  22,427,174       0.1%
*   Eastern Media International Corp.                             4,591,270   1,327,348       0.0%
    Eclat Textile Co., Ltd.                                         974,518  11,650,600       0.1%
#   ECOVE Environment Corp.                                         211,000   1,168,398       0.0%
    Edimax Technology Co., Ltd.                                   1,754,423     602,526       0.0%
*   Edison Opto Corp.                                               929,000     480,869       0.0%
#   Edom Technology Co., Ltd.                                     1,087,038     566,219       0.0%
#   eGalax_eMPIA Technology, Inc.                                   481,451     802,251       0.0%
*   Egis Technology, Inc.                                            55,000     412,519       0.0%
    Elan Microelectronics Corp.                                   2,034,323   3,124,245       0.0%
#   Elite Advanced Laser Corp.                                    1,446,928   5,884,378       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Elite Material Co., Ltd.                                      2,315,839 $ 9,222,714       0.1%
    Elite Semiconductor Memory Technology, Inc.                   1,977,390   3,263,257       0.0%
*   Elitegroup Computer Systems Co., Ltd.                         3,199,028   2,505,045       0.0%
    eMemory Technology, Inc.                                        511,000   6,263,937       0.0%
#   Emerging Display Technologies Corp.                           1,185,000     393,160       0.0%
    ENG Electric Co., Ltd.                                        1,333,222     539,567       0.0%
#   Ennoconn Corp.                                                  342,487   4,878,350       0.0%
#   EnTie Commercial Bank Co., Ltd.                               2,193,166     920,290       0.0%
#*  Epileds Technologies, Inc.                                      567,000     398,916       0.0%
#*  Epistar Corp.                                                10,253,261  16,616,297       0.1%
    Eslite Spectrum Corp. (The)                                      33,550     153,549       0.0%
#   Eson Precision Ind. Co., Ltd.                                   529,000     938,150       0.0%
    Eternal Materials Co., Ltd.                                   5,475,803   5,529,542       0.0%
*   Etron Technology, Inc.                                        2,845,000   1,582,333       0.0%
#   Eurocharm Holdings Co., Ltd.                                    295,000     914,954       0.0%
    Eva Airways Corp.                                            24,082,282  11,870,350       0.1%
#   Everest Textile Co., Ltd.                                     2,840,306   1,389,261       0.0%
    Evergreen International Storage & Transport Corp.             5,111,000   2,373,070       0.0%
*   Evergreen Marine Corp. Taiwan, Ltd.                          13,977,306   8,372,490       0.1%
#   Everlight Chemical Industrial Corp.                           3,407,756   2,136,092       0.0%
    Everlight Electronics Co., Ltd.                               4,029,570   6,156,013       0.0%
#   Everspring Industry Co., Ltd.                                   786,000     316,855       0.0%
#   Excelsior Medical Co., Ltd.                                     891,581   1,328,960       0.0%
#   EZconn Corp.                                                    310,000     433,247       0.0%
    Far Eastern Department Stores, Ltd.                           9,088,000   4,476,281       0.0%
    Far Eastern International Bank                               20,232,059   6,280,877       0.0%
    Far Eastern New Century Corp.                                14,396,705  12,347,194       0.1%
    Far EasTone Telecommunications Co., Ltd.                      8,528,000  20,023,826       0.1%
    Faraday Technology Corp.                                      1,793,893   2,757,908       0.0%
#*  Farglory F T Z Investment Holding Co., Ltd.                     614,000     292,216       0.0%
#   Farglory Land Development Co., Ltd.                           4,376,105   4,783,221       0.0%
#   Federal Corp.                                                 3,925,938   1,841,976       0.0%
#   Feedback Technology Corp.                                       346,000   1,035,937       0.0%
#   Feng Hsin Steel Co., Ltd.                                     2,926,131   5,056,492       0.0%
#   Feng TAY Enterprise Co., Ltd.                                 2,208,292   9,963,457       0.1%
    Fine Blanking & Tool Co., Ltd.                                   35,000      48,510       0.0%
*   First Copper Technology Co., Ltd.                             1,102,000     387,720       0.0%
#   First Financial Holding Co., Ltd.                            41,400,933  26,710,011       0.1%
#   First Hi-Tec Enterprise Co., Ltd.                               676,496     716,760       0.0%
#   First Hotel                                                   1,115,429     575,160       0.0%
    First Insurance Co., Ltd. (The)                               1,852,640     823,208       0.0%
*   First Steamship Co., Ltd.                                     5,817,194   1,541,154       0.0%
#   FLEXium Interconnect, Inc.                                    2,817,724  10,803,955       0.1%
    Flytech Technology Co., Ltd.                                    936,070   2,635,255       0.0%
#   FocalTech Systems Co., Ltd.                                   2,570,174   2,769,423       0.0%
#   Forest Water Environment Engineering Co., Ltd.                  256,000     502,926       0.0%
#   Formosa Advanced Technologies Co., Ltd.                       1,746,000   1,935,723       0.0%
    Formosa Chemicals & Fibre Corp.                               9,652,198  29,323,520       0.1%
#   Formosa International Hotels Corp.                              470,975   2,366,151       0.0%
#   Formosa Laboratories, Inc.                                      570,178   1,555,998       0.0%
#   Formosa Oilseed Processing Co., Ltd.                            421,891     907,360       0.0%
#   Formosa Optical Technology Co., Ltd.                            193,000     405,007       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Formosa Petrochemical Corp.                                   5,101,000 $17,856,406       0.1%
    Formosa Plastics Corp.                                        8,063,770  24,582,140       0.1%
    Formosa Taffeta Co., Ltd.                                     4,618,460   4,740,077       0.0%
    Formosan Rubber Group, Inc.                                   3,180,143   1,566,369       0.0%
    Formosan Union Chemical                                       2,717,986   1,663,119       0.0%
#   Fortune Electric Co., Ltd.                                      787,304     502,681       0.0%
#   Founding Construction & Development Co., Ltd.                 1,369,882     706,240       0.0%
    Foxconn Technology Co., Ltd.                                  4,312,241  13,753,710       0.1%
    Foxlink Image Technology Co., Ltd.                              996,000     665,567       0.0%
#   Foxsemicon Integrated Technology, Inc.                          547,050   3,893,767       0.0%
#   Froch Enterprise Co., Ltd.                                    2,454,384   1,315,139       0.0%
    FSP Technology, Inc.                                          1,144,619     892,160       0.0%
    Fubon Financial Holding Co., Ltd.                            22,519,387  35,889,354       0.2%
    Fulgent Sun International Holding Co., Ltd.                     563,240   1,425,339       0.0%
#   Fullerton Technology Co., Ltd.                                  784,670     621,822       0.0%
#   Fulltech Fiber Glass Corp.                                    2,990,540   1,577,340       0.0%
#   Fwusow Industry Co., Ltd.                                       874,294     508,641       0.0%
#   G Shank Enterprise Co., Ltd.                                  1,238,510   1,078,150       0.0%
#*  G Tech Optoelectronics Corp.                                  1,087,955     848,300       0.0%
#   Gallant Precision Machining Co., Ltd.                         1,248,000     987,015       0.0%
#*  Gamania Digital Entertainment Co., Ltd.                         378,000     925,407       0.0%
#   GCS Holdings, Inc.                                              386,000     870,463       0.0%
#   Gemtek Technology Corp.                                       2,980,574   2,410,905       0.0%
#   General Interface Solution Holding, Ltd.                      1,040,000   9,548,313       0.1%
    General Plastic Industrial Co., Ltd.                            278,684     390,773       0.0%
#   Generalplus Technology, Inc.                                    645,000   1,167,000       0.0%
*   Genesis Photonics, Inc.                                       1,108,125      95,764       0.0%
#   Genesys Logic, Inc.                                             755,000   1,045,514       0.0%
#*  Genius Electronic Optical Co., Ltd.                             657,810   7,413,822       0.0%
*   Genmont Biotech, Inc.                                           105,314      84,332       0.0%
#   Genovate Biotechnology Co., Ltd.                                150,000     173,327       0.0%
*   GeoVision, Inc.                                                 438,486     625,365       0.0%
    Getac Technology Corp.                                        4,185,281   5,845,373       0.0%
    Giant Manufacturing Co., Ltd.                                 1,686,363   8,669,943       0.1%
#   Giantplus Technology Co., Ltd.                                2,329,000   1,808,699       0.0%
    Gigabyte Technology Co., Ltd.                                 5,458,750   8,462,988       0.1%
#   Gigasolar Materials Corp.                                       257,820   2,333,177       0.0%
#*  Gigastorage Corp.                                             3,839,728   2,453,371       0.0%
#   Ginko International Co., Ltd.                                   440,000   3,086,916       0.0%
#*  Gintech Energy Corp.                                          5,146,735   3,229,462       0.0%
    Global Brands Manufacture, Ltd.                               2,692,973   1,242,178       0.0%
#   Global Lighting Technologies, Inc.                              738,000   1,067,717       0.0%
    Global Mixed Mode Technology, Inc.                              534,000   1,228,872       0.0%
#   Global PMX Co., Ltd.                                            278,000   1,633,673       0.0%
#   Global Unichip Corp.                                            728,000   7,258,271       0.0%
    Globalwafers Co., Ltd.                                          422,779   4,904,464       0.0%
#   Globe Union Industrial Corp.                                  1,941,820   1,298,636       0.0%
#   Gloria Material Technology Corp.                              4,916,885   3,245,167       0.0%
#   Glory Science Co., Ltd.                                         629,866   1,309,906       0.0%
*   GlycoNex, Inc.                                                   13,000      10,084       0.0%
#*  Gold Circuit Electronics, Ltd.                                4,550,747   1,555,646       0.0%
    Golden Friends Corp.                                             86,400     138,903       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
TAIWAN -- (Continued)
#*  Goldsun Building Materials Co., Ltd.                         11,403,672 $  3,412,389       0.0%
    Good Will Instrument Co., Ltd.                                  224,342      189,379       0.0%
    Gourmet Master Co., Ltd.                                        443,520    5,091,153       0.0%
    Grand Ocean Retail Group, Ltd.                                  530,000      393,968       0.0%
    Grand Pacific Petrochemical                                   9,189,000    6,966,257       0.0%
#   Grand Plastic Technology Corp.                                  221,000    1,411,913       0.0%
#   Grape King Bio, Ltd.                                            931,000    5,362,010       0.0%
#   Great China Metal Industry                                    1,038,000      877,840       0.0%
    Great Taipei Gas Co., Ltd.                                    1,480,000    1,268,724       0.0%
    Great Wall Enterprise Co., Ltd.                               5,991,797    6,814,759       0.0%
#   Greatek Electronics, Inc.                                     2,731,000    5,048,583       0.0%
#*  Green Energy Technology, Inc.                                 2,524,640    1,622,107       0.0%
    Green River Holding Co., Ltd.                                    43,350      222,226       0.0%
#   Green Seal Holding, Ltd.                                        784,400    1,862,413       0.0%
#   GTM Holdings Corp.                                            1,045,000      594,684       0.0%
#   Gudeng Precision Industrial Co., Ltd.                           142,089      173,766       0.0%
    Hakers Enterprise Co., Ltd.                                     105,000      126,165       0.0%
#   Hannstar Board Corp.                                          3,305,875    2,002,277       0.0%
#   HannStar Display Corp.                                       29,825,323   11,583,758       0.1%
*   HannsTouch Solution, Inc.                                     5,140,391    1,799,746       0.0%
#   Hanpin Electron Co., Ltd.                                       808,000      836,426       0.0%
*   Harvatek Corp.                                                1,163,839      650,532       0.0%
    Hey Song Corp.                                                1,938,500    1,999,028       0.0%
#   Hi-Clearance, Inc.                                              139,000      443,102       0.0%
#   Highwealth Construction Corp.                                 6,043,130    8,084,680       0.1%
#   HIM International Music, Inc.                                   199,000      659,378       0.0%
#   Hiroca Holdings, Ltd.                                           491,221    1,882,492       0.0%
#*  HiTi Digital, Inc.                                              900,975      361,526       0.0%
#   Hitron Technology, Inc.                                       3,010,300    2,188,372       0.0%
    Hiwin Technologies Corp.                                      1,109,673   11,137,621       0.1%
*   Ho Tung Chemical Corp.                                        8,357,828    2,525,685       0.0%
#*  Hocheng Corp.                                                 2,565,300      795,232       0.0%
    Hold-Key Electric Wire & Cable Co., Ltd.                        266,901       84,601       0.0%
#   Holiday Entertainment Co., Ltd.                                 440,400      735,975       0.0%
    Holtek Semiconductor, Inc.                                    1,721,000    3,985,773       0.0%
    Holy Stone Enterprise Co., Ltd.                               1,311,675    1,954,933       0.0%
    Hon Hai Precision Industry Co., Ltd.                         55,950,504  207,964,821       0.8%
#   Hong Ho Precision Textile Co., Ltd.                             207,000      155,114       0.0%
    Hong Pu Real Estate Development Co., Ltd.                     2,557,554    1,718,129       0.0%
#   Hong TAI Electric Industrial                                  1,645,000      575,604       0.0%
#   Hong YI Fiber Industry Co.                                    1,191,680      883,607       0.0%
#*  Horizon Securities Co., Ltd.                                  3,599,000      933,840       0.0%
#   Hota Industrial Manufacturing Co., Ltd.                       1,807,762    8,448,291       0.1%
    Hotai Motor Co., Ltd.                                           895,000   10,391,109       0.1%
#   Hotron Precision Electronic Industrial Co., Ltd.                643,900    1,085,379       0.0%
#   Hsin Kuang Steel Co., Ltd.                                    2,203,783    2,197,582       0.0%
#   Hsin Yung Chien Co., Ltd.                                       281,100      787,627       0.0%
    Hsing TA Cement Co.                                             308,655      128,950       0.0%
#*  HTC Corp.                                                     4,179,619    9,379,968       0.1%
#   Hu Lane Associate, Inc.                                         808,688    4,615,705       0.0%
#*  HUA ENG Wire & Cable Co., Ltd.                                3,216,000    1,072,061       0.0%
    Hua Nan Financial Holdings Co., Ltd.                         27,197,653   14,884,316       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Huaku Development Co., Ltd.                                   2,241,400 $ 5,031,122       0.0%
#   Huang Hsiang Construction Corp.                               1,537,735   1,591,993       0.0%
#   Hung Ching Development & Construction Co., Ltd.                 895,000     595,490       0.0%
#   Hung Sheng Construction, Ltd.                                 4,242,900   3,353,425       0.0%
#   Huxen Corp.                                                     239,072     348,043       0.0%
#   Hwa Fong Rubber Industrial Co.,Ltd.                           1,992,112     756,369       0.0%
#*  Hwacom Systems, Inc.                                            221,000     102,623       0.0%
#*  I-Chiun Precision Industry Co., Ltd.                          1,315,211     492,920       0.0%
#   I-Sheng Electric Wire & Cable Co., Ltd.                         815,000   1,173,062       0.0%
#   Ibase Technology, Inc.                                        1,311,345   2,310,907       0.0%
#*  Ichia Technologies, Inc.                                      2,765,255   1,505,215       0.0%
    Ideal Bike Corp.                                                459,553     171,457       0.0%
    IEI Integration Corp.                                           898,950   1,251,473       0.0%
#   Infortrend Technology, Inc.                                   1,850,866     856,152       0.0%
#   Innodisk Corp.                                                  753,280   2,787,260       0.0%
#   Innolux Corp.                                                93,539,151  40,998,762       0.2%
    Inpaq Technology Co., Ltd.                                      360,000     337,470       0.0%
#   Intai Technology Corp.                                          304,000   1,043,723       0.0%
#   Integrated Service Technology, Inc.                             562,610   2,127,598       0.0%
#   IntelliEPI, Inc.                                                184,000     515,197       0.0%
    International Games System Co., Ltd.                            693,000   3,656,640       0.0%
#   Inventec Corp.                                               16,327,276  12,688,067       0.1%
#   Iron Force Industrial Co., Ltd.                                 535,682   2,310,312       0.0%
    ITE Technology, Inc.                                          1,050,646   1,257,732       0.0%
    ITEQ Corp.                                                    2,023,611   4,237,649       0.0%
    J Touch Corp.                                                    22,100         415       0.0%
    Jarllytec Co., Ltd.                                             539,828     973,395       0.0%
#   Jentech Precision Industrial Co., Ltd.                          407,156   1,044,424       0.0%
#   Jess-Link Products Co., Ltd.                                    819,450     921,548       0.0%
#   Jih Sun Financial Holdings Co., Ltd.                          9,378,815   2,490,337       0.0%
#   Jinli Group Holdings, Ltd.                                    1,189,856   1,139,153       0.0%
#   Johnson Health Tech Co., Ltd.                                   403,247     441,369       0.0%
#   K Laser Technology, Inc.                                      1,480,459     793,064       0.0%
    Kang Na Hsiung Enterprise Co., Ltd.                             719,150     267,150       0.0%
#   Kaori Heat Treatment Co., Ltd.                                  709,321     943,645       0.0%
    Kaulin Manufacturing Co., Ltd.                                  987,684     646,697       0.0%
#   KEE TAI Properties Co., Ltd.                                  4,297,101   1,496,814       0.0%
#   Kenda Rubber Industrial Co., Ltd.                             2,863,304   3,799,128       0.0%
#   Kenmec Mechanical Engineering Co., Ltd.                       1,641,000     563,556       0.0%
#   Kerry TJ Logistics Co., Ltd.                                  1,352,000   1,639,283       0.0%
    Kindom Construction Corp.                                     4,724,000   3,018,239       0.0%
#   King Chou Marine Technology Co., Ltd.                           626,800     693,408       0.0%
    King Core Electronics, Inc.                                      79,006      51,099       0.0%
#   King Slide Works Co., Ltd.                                      350,450   4,687,171       0.0%
#   King Yuan Electronics Co., Ltd.                              12,441,032  13,194,099       0.1%
    King's Town Bank Co., Ltd.                                    6,955,653   7,601,913       0.1%
*   King's Town Construction Co., Ltd.                            1,136,690     857,270       0.0%
#   Kingcan Holdings, Ltd.                                          378,594     317,708       0.0%
#   Kingpak Technology, Inc.                                        261,782   2,345,092       0.0%
    Kinik Co.                                                     1,363,000   3,559,034       0.0%
#   Kinko Optical Co., Ltd.                                       1,232,772   1,908,176       0.0%
    Kinpo Electronics                                            12,053,892   4,157,689       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Kinsus Interconnect Technology Corp.                          2,717,476 $ 6,856,130       0.0%
#   KMC Kuei Meng International, Inc.                               479,144   2,097,426       0.0%
#   KS Terminals, Inc.                                              996,290   2,651,264       0.0%
#   Kung Long Batteries Industrial Co., Ltd.                        596,000   2,886,659       0.0%
#   Kung Sing Engineering Corp.                                   2,538,000     968,065       0.0%
#*  Kuo Toong International Co., Ltd.                             2,216,545   1,335,186       0.0%
    Kuoyang Construction Co., Ltd.                                3,355,586   1,357,889       0.0%
    Kwong Fong Industries Corp.                                   1,034,733     734,206       0.0%
#   Kwong Lung Enterprise Co., Ltd.                                 578,000     821,600       0.0%
#*  KYE Systems Corp.                                             2,128,107     720,088       0.0%
#   L&K Engineering Co., Ltd.                                     1,658,000   2,076,684       0.0%
#*  LAN FA Textile                                                1,436,412     405,954       0.0%
#   Land Mark Optoelectronics Corp.                                 448,600   5,726,270       0.0%
#   Lanner Electronics, Inc.                                        643,450     913,222       0.0%
#   Largan Precision Co., Ltd.                                      280,234  53,121,047       0.2%
    Laser Tek Taiwan Co., Ltd.                                      657,144     683,280       0.0%
#   Laster Tech Corp., Ltd.                                         426,000   1,089,850       0.0%
#   LCY Chemical Corp.                                            3,053,495   4,173,629       0.0%
    Leader Electronics, Inc.                                        872,886     285,167       0.0%
#   Leadtrend Technology Corp.                                      166,926     193,855       0.0%
#*  Lealea Enterprise Co., Ltd.                                   6,542,965   2,451,777       0.0%
#   Ledlink Optics, Inc.                                            559,858     870,949       0.0%
#   Ledtech Electronics Corp.                                       573,095     266,138       0.0%
#   LEE CHI Enterprises Co., Ltd.                                 1,627,000     661,107       0.0%
#   Lelon Electronics Corp.                                         862,765   1,476,918       0.0%
#   Lemtech Holdings Co., Ltd.                                      198,000   1,575,262       0.0%
#*  Leofoo Development Co., Ltd.                                  2,169,655     576,344       0.0%
#*  LES Enphants Co., Ltd.                                        1,127,479     428,228       0.0%
#*  Lextar Electronics Corp.                                      3,248,000   1,966,783       0.0%
#   Li Cheng Enterprise Co., Ltd.                                   970,324   1,777,698       0.0%
#*  Li Peng Enterprise Co., Ltd.                                  5,878,060   1,682,738       0.0%
#   Lian HWA Food Corp.                                             614,033     684,045       0.0%
#   Lien Hwa Industrial Corp.                                     6,519,433   6,918,025       0.0%
#   Lingsen Precision Industries, Ltd.                            3,489,490   1,865,177       0.0%
    Lion Travel Service Co., Ltd.                                    33,000     101,728       0.0%
#   Lite-On Semiconductor Corp.                                   1,932,887   2,433,244       0.0%
    Lite-On Technology Corp.                                     16,820,419  23,753,478       0.1%
#   Long Bon International Co., Ltd.                              2,676,875   1,246,883       0.0%
#   Long Chen Paper Co., Ltd.                                     5,309,493   7,822,096       0.1%
#   Longwell Co.                                                  1,078,000   2,620,880       0.0%
    Lotes Co., Ltd.                                                 585,920   3,616,795       0.0%
*   Lotus Pharmaceutical Co., Ltd.                                    9,000      14,133       0.0%
#   Lu Hai Holding Corp.                                            338,790     555,257       0.0%
    Lucky Cement Corp.                                            1,671,000     482,677       0.0%
    Lumax International Corp., Ltd.                                 567,126   1,083,420       0.0%
    Lung Yen Life Service Corp.                                     583,000   1,417,287       0.0%
#*  LuxNet Corp.                                                    797,484     734,929       0.0%
#   Macauto Industrial Co., Ltd.                                    430,000   2,217,787       0.0%
#   Machvision, Inc.                                                349,000   1,887,461       0.0%
#   Macroblock, Inc.                                                244,650     551,957       0.0%
#*  Macronix International                                       14,119,521  25,819,468       0.1%
#   Mag Layers Scientific-Technics Co., Ltd.                        602,956   1,220,367       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Makalot Industrial Co., Ltd.                                  1,798,416 $ 8,324,564       0.1%
    Marketech International Corp.                                   998,000   1,298,733       0.0%
    Masterlink Securities Corp.                                  10,888,303   3,048,087       0.0%
#   Materials Analysis Technology, Inc.                             379,662   1,098,718       0.0%
#   Mayer Steel Pipe Corp.                                        1,115,905     512,590       0.0%
    Maywufa Co., Ltd.                                               178,462      79,619       0.0%
#   MediaTek, Inc.                                                4,016,823  45,709,488       0.2%
    Mega Financial Holding Co., Ltd.                             27,709,220  21,782,137       0.1%
    Meiloon Industrial Co.                                          882,889     967,604       0.0%
    Mercuries & Associates Holding, Ltd.                          3,807,416   3,081,862       0.0%
#*  Mercuries Life Insurance Co., Ltd.                            8,475,859   4,471,308       0.0%
#   Merida Industry Co., Ltd.                                       761,588   3,549,952       0.0%
#   Merry Electronics Co., Ltd.                                   1,203,594   9,207,015       0.1%
    Micro-Star International Co., Ltd.                            4,943,465  12,081,049       0.1%
*   Microbio Co., Ltd.                                            2,595,358   1,799,044       0.0%
#   Microelectronics Technology, Inc.                               420,772     483,341       0.0%
#   Microlife Corp.                                                 286,100     699,875       0.0%
    Mildef Crete, Inc.                                              503,000     996,992       0.0%
    MIN AIK Technology Co., Ltd.                                  1,516,562   1,413,001       0.0%
#   Mirle Automation Corp.                                        1,649,512   2,516,623       0.0%
    Mitac Holdings Corp.                                          6,044,300   7,518,574       0.0%
#   Mobiletron Electronics Co., Ltd.                                501,960     665,430       0.0%
    momo.com, Inc.                                                  134,000     991,378       0.0%
*   Mosel Vitelic, Inc.                                             276,899     184,728       0.0%
#*  Motech Industries, Inc.                                       4,201,003   3,282,663       0.0%
#   MPI Corp.                                                       795,000   1,922,863       0.0%
#   Nak Sealing Technologies Corp.                                  453,549   1,254,554       0.0%
#   Namchow Holdings Co., Ltd.                                    1,947,000   3,931,877       0.0%
#   Nan Kang Rubber Tire Co., Ltd.                                2,832,197   2,564,389       0.0%
#   Nan Liu Enterprise Co., Ltd.                                    229,000   1,203,778       0.0%
#   Nan Ren Lake Leisure Amusement Co., Ltd.                      1,231,000     305,747       0.0%
    Nan Ya Plastics Corp.                                        10,034,584  24,763,466       0.1%
#   Nan Ya Printed Circuit Board Corp.                            2,288,211   2,072,032       0.0%
#   Nang Kuang Pharmaceutical co., Ltd.                             321,000     379,990       0.0%
#   Nantex Industry Co., Ltd.                                     2,704,918   1,964,848       0.0%
#   Nanya Technology Corp.                                        2,765,751   7,518,772       0.0%
#   National Petroleum Co., Ltd.                                    651,000     841,137       0.0%
#*  Neo Solar Power Corp.                                         8,420,947   4,275,845       0.0%
#   Netronix, Inc.                                                  750,000   1,346,395       0.0%
    New Asia Construction & Development Corp.                       873,423     188,858       0.0%
    New Best Wire Industrial Co., Ltd.                              110,200     104,749       0.0%
#   New Era Electronics Co., Ltd.                                   540,000     345,651       0.0%
#*  Newmax Technology Co., Ltd.                                     649,916   1,189,361       0.0%
#   Nexcom International Co., Ltd.                                  594,267     621,684       0.0%
#   Nichidenbo Corp.                                                921,498     872,567       0.0%
    Nien Hsing Textile Co., Ltd.                                  1,127,656   1,120,395       0.0%
#   Nien Made Enterprise Co., Ltd.                                  921,000   9,584,917       0.1%
#   Nishoku Technology, Inc.                                        311,000     741,836       0.0%
#   Novatek Microelectronics Corp.                                3,658,000  13,549,334       0.1%
#   Nuvoton Technology Corp.                                        837,000   2,113,369       0.0%
#*  O-TA Precision Industry Co., Ltd.                               103,000     115,470       0.0%
#*  OBI Pharma, Inc.                                                274,000   1,564,249       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#*  Ocean Plastics Co., Ltd.                                      1,046,000 $   997,330       0.0%
#   On-Bright Electronics, Inc.                                     346,800   2,484,024       0.0%
*   Optimax Technology Corp.                                        204,366      29,754       0.0%
    OptoTech Corp.                                                3,983,397   2,751,111       0.0%
#   Orient Europharma Co., Ltd.                                     248,000     573,955       0.0%
*   Orient Semiconductor Electronics, Ltd.                        5,418,000   1,653,862       0.0%
#   Oriental Union Chemical Corp.                                 3,750,819   3,229,314       0.0%
#   P-Duke Technology Co., Ltd.                                     338,100     746,826       0.0%
    P-Two Industries, Inc.                                          128,000      81,314       0.0%
    Pacific Construction Co.                                      1,133,276     385,555       0.0%
#   Pacific Hospital Supply Co., Ltd.                               475,000   1,192,676       0.0%
#   Paiho Shih Holdings Corp.                                       773,280   1,708,675       0.0%
#   Pan Jit International, Inc.                                   3,617,860   3,627,011       0.0%
#   Pan-International Industrial Corp.                            3,265,854   2,775,439       0.0%
    Parade Technologies, Ltd.                                       541,805   8,834,979       0.1%
#   Paragon Technologies Co., Ltd.                                  530,626     615,969       0.0%
#   PChome Online, Inc.                                             614,939   3,559,832       0.0%
#   PCL Technologies, Inc.                                          254,280     941,495       0.0%
    Pegatron Corp.                                               16,041,293  41,566,984       0.2%
    PharmaEngine, Inc.                                              217,190   1,220,954       0.0%
*   PharmaEssentia Corp.                                            139,000     656,971       0.0%
#   Pharmally International Holding Co., Ltd.                       156,000   2,414,151       0.0%
#*  Phihong Technology Co., Ltd.                                  3,105,101   1,329,361       0.0%
    Phison Electronics Corp.                                      1,106,000  13,167,154       0.1%
    Phoenix Tours International, Inc.                               266,700     299,410       0.0%
    Pili International Multimedia Co., Ltd.                          24,000      45,386       0.0%
#   Pixart Imaging, Inc.                                            534,000   2,368,214       0.0%
    Planet Technology Corp.                                         119,000     222,592       0.0%
    Plastron Precision Co., Ltd.                                    270,400     184,722       0.0%
    Plotech Co., Ltd.                                               324,000     193,481       0.0%
#   Polytronics Technology Corp.                                    547,408   1,007,558       0.0%
#   Posiflex Technology, Inc.                                       433,940   1,921,032       0.0%
    Pou Chen Corp.                                               16,712,005  21,061,663       0.1%
#*  Power Quotient International Co., Ltd.                        1,347,400     629,507       0.0%
#   Powertech Industrial Co., Ltd.                                  128,000      75,392       0.0%
    Powertech Technology, Inc.                                    6,281,580  19,671,513       0.1%
#   Poya International Co., Ltd.                                    359,515   4,610,693       0.0%
    President Chain Store Corp.                                   2,595,728  23,340,863       0.1%
*   President Securities Corp.                                    7,506,144   3,572,411       0.0%
    Primax Electronics, Ltd.                                      3,710,000   9,633,557       0.1%
#*  Prime Electronics & Satellitics, Inc.                           834,511     252,700       0.0%
    Prince Housing & Development Corp.                            9,459,140   3,482,758       0.0%
#*  Princeton Technology Corp.                                    1,205,000     361,557       0.0%
#   Pro Hawk Corp.                                                   60,000     284,440       0.0%
#   Promate Electronic Co., Ltd.                                  1,127,000   1,042,615       0.0%
*   Promise Technology, Inc.                                      1,517,538     609,533       0.0%
    Prosperity Dielectrics Co., Ltd.                                764,687     893,052       0.0%
#   Qisda Corp.                                                  15,410,525  11,256,978       0.1%
#   QST International Corp.                                         465,000   2,022,757       0.0%
#   Qualipoly Chemical Corp.                                        889,232   1,027,771       0.0%
#   Quang Viet Enterprise Co., Ltd.                                  98,000     498,992       0.0%
    Quanta Computer, Inc.                                         9,349,436  22,025,694       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Quanta Storage, Inc.                                          1,526,000 $ 1,982,012       0.0%
#   Quintain Steel Co., Ltd.                                      2,157,050     651,013       0.0%
#   Radiant Opto-Electronics Corp.                                5,053,692  11,240,922       0.1%
*   Radium Life Tech Co., Ltd.                                    5,933,861   2,656,812       0.0%
#   Rafael Microelectronics, Inc.                                   108,000     736,677       0.0%
    Realtek Semiconductor Corp.                                   2,661,861  10,022,107       0.1%
#   Rechi Precision Co., Ltd.                                     3,651,292   3,755,713       0.0%
    Rexon Industrial Corp., Ltd.                                     82,559     186,149       0.0%
#   Rich Development Co., Ltd.                                    5,247,769   1,620,607       0.0%
#   RichWave Technology Corp.                                       462,000   1,926,401       0.0%
#*  Right WAY Industrial Co., Ltd.                                  288,000     202,405       0.0%
*   Ritek Corp.                                                  17,832,225   2,964,904       0.0%
#*  Roo Hsing Co., Ltd.                                             201,000     130,684       0.0%
#*  Rotam Global Agrosciences, Ltd.                                 728,217     743,902       0.0%
#*  Ruentex Development Co., Ltd.                                 4,923,046   5,056,053       0.0%
#   Ruentex Engineering & Construction Co.                          279,000     358,843       0.0%
#   Ruentex Industries, Ltd.                                      2,083,824   3,337,935       0.0%
#   Run Long Construction Co., Ltd.                                 917,352   1,123,980       0.0%
#   Sagittarius Life Science Corp.                                  200,744     461,141       0.0%
    Sampo Corp.                                                   4,033,119   1,858,946       0.0%
#   San Fang Chemical Industry Co., Ltd.                          1,298,659   1,520,227       0.0%
#   San Far Property, Ltd.                                          339,750     127,348       0.0%
#   San Shing Fastech Corp.                                         787,622   1,590,344       0.0%
    Sanitar Co., Ltd.                                               175,000     231,534       0.0%
    Sanyang Motor Co., Ltd.                                       4,104,802   2,968,092       0.0%
    Scan-D Corp.                                                     10,000      18,177       0.0%
#   SCI Pharmtech, Inc.                                             627,312   1,217,180       0.0%
#   Scientech Corp.                                                 396,000   1,011,174       0.0%
#   ScinoPharm Taiwan, Ltd.                                         612,075     676,030       0.0%
#   SDI Corp.                                                     1,264,000   3,968,452       0.0%
#   Sea Sonic Electronics Co., Ltd.                                 202,000     198,276       0.0%
#   Senao International Co., Ltd.                                   558,547     959,109       0.0%
#   Senao Networks, Inc.                                            304,000   1,352,038       0.0%
    Sercomm Corp.                                                 2,146,000   6,141,819       0.0%
#   Sesoda Corp.                                                  1,607,168   1,561,967       0.0%
    Shan-Loong Transportation Co., Ltd.                             347,247     368,541       0.0%
#   Sharehope Medicine Co., Ltd.                                    177,450     221,274       0.0%
    Sheng Yu Steel Co., Ltd.                                      1,159,000   1,288,627       0.0%
#   ShenMao Technology, Inc.                                        815,450     726,273       0.0%
#   Shieh Yih Machinery Industry Co., Ltd.                          447,000     189,771       0.0%
#   Shih Her Technologies, Inc.                                     323,000     423,164       0.0%
*   Shih Wei Navigation Co., Ltd.                                 1,950,723     567,230       0.0%
    Shihlin Electric & Engineering Corp.                          1,571,787   2,165,735       0.0%
*   Shihlin Paper Corp.                                             105,000     110,412       0.0%
    Shin Hai Gas Corp.                                                8,242      11,000       0.0%
#   Shin Kong Financial Holding Co., Ltd.                        49,274,396  15,766,454       0.1%
    Shin Shin Natural Gas Co.                                         9,480      10,058       0.0%
#   Shin Zu Shing Co., Ltd.                                       1,238,245   3,433,505       0.0%
    Shinih Enterprise Co., Ltd.                                     119,000      73,166       0.0%
#*  Shining Building Business Co., Ltd.                           3,069,628   1,063,959       0.0%
    Shinkong Insurance Co., Ltd.                                  1,760,784   1,541,056       0.0%
    Shinkong Synthetic Fibers Corp.                              11,831,844   3,813,888       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
    Shinkong Textile Co., Ltd.                                      867,169 $ 1,150,741       0.0%
#   Shiny Chemical Industrial Co., Ltd.                             563,717   1,481,006       0.0%
#   ShunSin Technology Holding, Ltd.                                338,000   1,596,404       0.0%
#   Shuttle, Inc.                                                 2,782,000   1,112,255       0.0%
    Sigurd Microelectronics Corp.                                 3,917,877   3,406,573       0.0%
#   Silergy Corp.                                                   153,000   3,304,606       0.0%
#*  Silicon Integrated Systems Corp.                              4,136,817   1,249,761       0.0%
#   Siliconware Precision Industries Co., Ltd.                    3,412,101   5,411,469       0.0%
    Siliconware Precision Industries Co., Ltd. Sponsored ADR        147,242   1,160,267       0.0%
#*  Silitech Technology Corp.                                     1,198,117     779,018       0.0%
#   Simplo Technology Co., Ltd.                                   1,145,880   6,595,644       0.0%
    Sinbon Electronics Co., Ltd.                                  2,101,849   6,017,187       0.0%
    Sincere Navigation Corp.                                      3,220,370   2,321,743       0.0%
#   Single Well Industrial Corp.                                    190,279     198,592       0.0%
#   Sinher Technology, Inc.                                         444,000     733,594       0.0%
    Sinmag Equipment Corp.                                          391,130   1,983,698       0.0%
#   Sino-American Electronic Co., Ltd.                              247,805      88,364       0.0%
    Sino-American Silicon Products, Inc.                          5,383,000  15,031,145       0.1%
#   Sinon Corp.                                                   3,180,740   1,872,403       0.0%
    SinoPac Financial Holdings Co., Ltd.                         41,226,213  12,648,338       0.1%
#   Sinphar Pharmaceutical Co., Ltd.                                935,507     679,376       0.0%
    Sinyi Realty, Inc.                                            1,181,589   1,373,204       0.0%
#   Sirtec International Co., Ltd.                                1,156,000   1,874,435       0.0%
#   Sitronix Technology Corp.                                     1,323,774   3,750,420       0.0%
#   Siward Crystal Technology Co., Ltd.                           1,417,705     928,922       0.0%
#   Soft-World International Corp.                                  709,000   1,571,633       0.0%
*   Solar Applied Materials Technology Co.                        2,903,054   1,377,250       0.0%
#*  Solartech Energy Corp.                                        3,162,062   1,652,769       0.0%
#   Solomon Technology Corp.                                        618,000     489,151       0.0%
#   Solteam Electronics Co., Ltd.                                   581,930     784,612       0.0%
#   Song Shang Electronics Co., Ltd.                                770,000     687,050       0.0%
    Sonix Technology Co., Ltd.                                      932,000   1,146,058       0.0%
#   Southeast Cement Co., Ltd.                                    1,181,000     572,023       0.0%
#   Speed Tech Corp.                                                334,000     508,759       0.0%
#   Spirox Corp.                                                    483,540     329,428       0.0%
#   Sporton International, Inc.                                     525,059   2,664,414       0.0%
    St Shine Optical Co., Ltd.                                      417,000  10,199,080       0.1%
#   Standard Chemical & Pharmaceutical Co., Ltd.                    723,040     772,003       0.0%
    Standard Foods Corp.                                          2,053,734   5,087,715       0.0%
    Stark Technology, Inc.                                          731,520     828,234       0.0%
#   Sunko INK Co., Ltd.                                             401,000     171,575       0.0%
    Sunny Friend Environmental Technology Co., Ltd.                 471,000   2,984,550       0.0%
#   Sunonwealth Electric Machine Industry Co., Ltd.               2,162,001   4,821,697       0.0%
#   Sunplus Technology Co., Ltd.                                  4,713,153   2,841,803       0.0%
    Sunrex Technology Corp.                                       1,356,511     801,302       0.0%
#   Sunspring Metal Corp.                                           926,000   1,199,194       0.0%
#   Supreme Electronics Co., Ltd.                                 4,340,857   4,676,619       0.0%
#   Swancor Holding Co., Ltd.                                       895,061   2,244,707       0.0%
    Sweeten Real Estate Development Co., Ltd.                       779,527     359,271       0.0%
    Syncmold Enterprise Corp.                                     1,637,000   3,795,590       0.0%
    Synmosa Biopharma Corp.                                         120,747     105,505       0.0%
    Synnex Technology International Corp.                         7,407,732   9,390,209       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Sysage Technology Co., Ltd.                                     590,345 $   571,705       0.0%
#*  Sysgration                                                    1,080,000     331,878       0.0%
#   Systex Corp.                                                  1,090,293   2,140,985       0.0%
    T-Mac Techvest PCB Co., Ltd.                                    568,000     231,742       0.0%
#   T3EX Global Holdings Corp.                                      567,000     457,349       0.0%
    TA Chen Stainless Pipe                                        6,132,190   3,885,883       0.0%
    Ta Liang Technology Co., Ltd.                                    29,000      43,007       0.0%
#*  Ta Ya Electric Wire & Cable                                   4,996,520   1,540,073       0.0%
#   Ta Yih Industrial Co., Ltd.                                     301,000     814,774       0.0%
    TA-I Technology Co., Ltd.                                       996,446     813,824       0.0%
    Tah Hsin Industrial Corp.                                       456,300     382,002       0.0%
    TAI Roun Products Co., Ltd.                                     263,000      89,813       0.0%
#   Tai Tung Communication Co., Ltd.                                750,353     506,870       0.0%
#   Tai-Saw Technology Co., Ltd.                                    175,960     105,069       0.0%
    Taichung Commercial Bank Co., Ltd.                           21,669,441   6,941,109       0.0%
#   TaiDoc Technology Corp.                                         519,532   1,502,369       0.0%
#   Taiflex Scientific Co., Ltd.                                  1,744,460   2,800,992       0.0%
#*  TaiMed Biologics, Inc.                                          354,000   2,566,021       0.0%
#   Taimide Tech, Inc.                                            1,163,800   1,650,929       0.0%
#   Tainan Enterprises Co., Ltd.                                    999,289     775,524       0.0%
    Tainan Spinning Co., Ltd.                                    10,175,791   4,574,484       0.0%
#*  Tainergy Tech Co., Ltd.                                       2,265,000   1,037,827       0.0%
    Taishin Financial Holding Co., Ltd.                          42,484,159  18,600,194       0.1%
#*  Taisun Enterprise Co., Ltd.                                   1,770,578   1,089,462       0.0%
*   Taita Chemical Co., Ltd.                                      1,823,609     647,321       0.0%
#   Taiwan Acceptance Corp.                                       1,295,000   4,639,158       0.0%
    Taiwan Business Bank                                         21,881,091   6,044,987       0.0%
    Taiwan Cement Corp.                                          17,089,350  18,994,846       0.1%
#   Taiwan Chinsan Electronic Industrial Co., Ltd.                  656,000   1,211,868       0.0%
#   Taiwan Cogeneration Corp.                                     3,546,657   2,775,501       0.0%
    Taiwan Cooperative Financial Holding Co., Ltd.               31,826,470  17,207,019       0.1%
    Taiwan FamilyMart Co., Ltd.                                     190,000   1,158,991       0.0%
#   Taiwan Fertilizer Co., Ltd.                                   4,658,000   6,087,259       0.0%
    Taiwan Fire & Marine Insurance Co., Ltd.                      1,215,880     814,321       0.0%
#   Taiwan FU Hsing Industrial Co., Ltd.                          1,634,000   2,077,796       0.0%
#*  Taiwan Glass Industry Corp.                                   6,964,904   3,594,985       0.0%
    Taiwan High Speed Rail Corp.                                  6,749,000   5,394,846       0.0%
    Taiwan Hon Chuan Enterprise Co., Ltd.                         2,970,545   5,369,808       0.0%
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.                1,487,000     941,984       0.0%
*   Taiwan IC Packaging Corp.                                        81,000      16,661       0.0%
#*  Taiwan Land Development Corp.                                 9,430,009   3,157,806       0.0%
#   Taiwan Line Tek Electronic                                      672,071     772,270       0.0%
#*  Taiwan Mask Corp.                                             1,760,050   1,083,598       0.0%
    Taiwan Mobile Co., Ltd.                                       4,888,900  17,430,006       0.1%
*   Taiwan Navigation Co., Ltd.                                   1,597,720     826,440       0.0%
#   Taiwan Paiho, Ltd.                                            2,126,152   8,784,047       0.1%
    Taiwan PCB Techvest Co., Ltd.                                 2,830,816   3,093,943       0.0%
#*  Taiwan Prosperity Chemical Corp.                              1,189,000     725,868       0.0%
#*  Taiwan Pulp & Paper Corp.                                     2,831,260   1,789,227       0.0%
#   Taiwan Sakura Corp.                                           1,292,243   1,672,569       0.0%
#   Taiwan Sanyo Electric Co., Ltd.                                 441,650     342,035       0.0%
    Taiwan Secom Co., Ltd.                                        1,434,405   4,223,756       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
TAIWAN -- (Continued)
    Taiwan Semiconductor Co., Ltd.                                2,686,000 $  6,643,497       0.0%
    Taiwan Semiconductor Manufacturing Co., Ltd.                 41,147,652  332,649,933       1.3%
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR    7,888,568  333,923,083       1.3%
    Taiwan Shin Kong Security Co., Ltd.                           1,393,561    1,790,402       0.0%
#   Taiwan Styrene Monomer                                        6,059,404    4,101,432       0.0%
    Taiwan Surface Mounting Technology Corp.                      2,679,674    2,546,924       0.0%
    Taiwan Taxi Co., Ltd.                                            48,000      122,213       0.0%
#   Taiwan TEA Corp.                                              7,584,896    4,037,391       0.0%
#   Taiwan Union Technology Corp.                                 2,259,000    5,800,325       0.0%
    Taiyen Biotech Co., Ltd.                                      1,202,910    1,124,903       0.0%
#*  Tatung Co., Ltd.                                             21,110,588    9,743,044       0.1%
#   TCI Co., Ltd.                                                   545,427    3,710,777       0.0%
    Te Chang Construction Co., Ltd.                                 377,980      251,526       0.0%
*   Teapo Electronic Corp.                                          197,000      190,858       0.0%
    Teco Electric and Machinery Co., Ltd.                        12,273,000   11,462,638       0.1%
    Tehmag Foods Corp.                                               72,600      538,013       0.0%
    Ten Ren Tea Co., Ltd.                                           180,170      205,526       0.0%
#   Test Research, Inc.                                           1,217,370    1,695,345       0.0%
    Test Rite International Co., Ltd.                             2,298,166    1,745,509       0.0%
#*  Tex-Ray Industrial Co., Ltd.                                    841,000      308,112       0.0%
#   Thinking Electronic Industrial Co., Ltd.                        837,058    2,547,130       0.0%
#   Thye Ming Industrial Co., Ltd.                                1,236,992    1,581,786       0.0%
    Ton Yi Industrial Corp.                                       5,471,300    2,476,860       0.0%
#   Tong Hsing Electronic Industries, Ltd.                        1,197,534    5,125,503       0.0%
    Tong Yang Industry Co., Ltd.                                  4,091,341    8,541,729       0.1%
    Tong-Tai Machine & Tool Co., Ltd.                             1,787,804    1,212,787       0.0%
#   TOPBI International Holdings, Ltd.                              552,336    1,970,816       0.0%
#   Topco Scientific Co., Ltd.                                    1,219,166    3,073,234       0.0%
#   Topco Technologies Corp.                                        212,000      475,915       0.0%
    Topkey Corp.                                                     12,000       38,448       0.0%
#   Topoint Technology Co., Ltd.                                  1,372,771      979,006       0.0%
#   Toung Loong Textile Manufacturing                               815,000    2,138,427       0.0%
*   TPK Holding Co., Ltd.                                         3,178,000   10,498,432       0.1%
#   Trade-Van Information Services Co.                              334,000      326,220       0.0%
#   Transcend Information, Inc.                                     842,870    2,394,325       0.0%
    Tripod Technology Corp.                                       3,701,660   13,632,524       0.1%
#   TrueLight Corp.                                                 811,600      915,524       0.0%
#   Tsang Yow Industrial Co., Ltd.                                  908,000    1,342,155       0.0%
    Tsann Kuen Enterprise Co., Ltd.                                 712,441      550,390       0.0%
#   TSC Auto ID Technology Co., Ltd.                                265,700    1,943,280       0.0%
#*  TSEC Corp.                                                    1,905,000      727,071       0.0%
#   TSRC Corp.                                                    4,624,154    5,301,229       0.0%
#   Ttet Union Corp.                                                313,000      934,070       0.0%
    TTFB Co., Ltd.                                                  101,000      749,063       0.0%
#   TTY Biopharm Co., Ltd.                                        1,528,991    4,720,644       0.0%
    Tung Ho Steel Enterprise Corp.                                7,439,645    5,984,439       0.0%
#   Tung Thih Electronic Co., Ltd.                                  585,848    3,804,695       0.0%
#   TURVO International Co., Ltd.                                   641,464    2,565,891       0.0%
    TXC Corp.                                                     2,255,762    3,016,545       0.0%
#   TYC Brother Industrial Co., Ltd.                              2,174,333    2,488,212       0.0%
*   Tycoons Group Enterprise                                      3,811,121      767,010       0.0%
#   Tyntek Corp.                                                  2,559,413    1,180,962       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
    U-Ming Marine Transport Corp.                                  3,581,200 $ 4,249,880       0.0%
    UDE Corp.                                                        622,000   1,241,998       0.0%
#   Ultra Chip, Inc.                                                 524,000     729,310       0.0%
    Uni-President Enterprises Corp.                               27,820,734  58,128,746       0.2%
#   Unimicron Technology Corp.                                    13,663,563   7,797,856       0.1%
#   Union Bank Of Taiwan                                           5,941,621   1,773,295       0.0%
#*  Union Insurance Co., Ltd.                                        589,895     331,702       0.0%
    Unitech Computer Co., Ltd.                                       778,365     513,803       0.0%
#*  Unitech Printed Circuit Board Corp.                            4,521,921   2,138,155       0.0%
    United Integrated Services Co., Ltd.                           2,142,800   3,838,852       0.0%
#   United Microelectronics Corp.                                121,286,441  62,596,552       0.3%
#   United Orthopedic Corp.                                          444,468   1,006,917       0.0%
#   United Radiant Technology                                      1,159,000     603,510       0.0%
#   Unity Opto Technology Co., Ltd.                                3,431,276   1,354,740       0.0%
    Univacco Technology, Inc.                                         52,000      32,937       0.0%
#   Universal Cement Corp.                                         3,178,790   2,461,516       0.0%
#   Universal Microwave Technology, Inc.                             430,000   1,109,795       0.0%
    Unizyx Holding Corp.                                           2,989,496   1,428,514       0.0%
    UPC Technology Corp.                                           7,304,632   4,060,254       0.0%
#   Userjoy Technology Co., Ltd.                                     154,076     467,469       0.0%
    USI Corp.                                                      8,550,928   4,226,832       0.0%
#   Usun Technology Co., Ltd.                                        496,000     881,494       0.0%
#*  Utechzone Co., Ltd.                                              586,000   1,020,321       0.0%
#   Vanguard International Semiconductor Corp.                     6,448,000  12,244,675       0.1%
#   Ve Wong Corp.                                                    692,524     572,803       0.0%
*   Via Technologies, Inc.                                           347,000     125,589       0.0%
#   Victory New Materials, Ltd. Co.                                  722,000   1,130,337       0.0%
#   Visual Photonics Epitaxy Co., Ltd.                             1,668,224   3,711,894       0.0%
    Vivotek, Inc.                                                     74,000     260,182       0.0%
#   Voltronic Power Technology Corp.                                 288,350   5,433,612       0.0%
#*  Wafer Works Corp.                                              3,350,889   4,189,334       0.0%
#   Waffer Technology Co., Ltd.                                      598,000     354,405       0.0%
#*  Wah Hong Industrial Corp.                                        364,280     259,103       0.0%
    Wah Lee Industrial Corp.                                       1,280,000   2,245,918       0.0%
#   Walsin Lihwa Corp.                                            25,637,307  13,104,041       0.1%
#   Walsin Technology Corp.                                        2,970,496   7,670,631       0.1%
#   Walton Advanced Engineering, Inc.                              2,825,662   1,501,932       0.0%
    Wan Hai Lines, Ltd.                                            5,701,026   3,453,215       0.0%
#   WAN HWA Enterprise Co.                                           542,616     237,556       0.0%
    Waterland Financial Holdings Co., Ltd.                        12,181,368   3,696,090       0.0%
*   Wei Chuan Foods Corp.                                          1,838,000   1,230,875       0.0%
#   Weikeng Industrial Co., Ltd.                                   1,596,085     947,487       0.0%
#   Well Shin Technology Co., Ltd.                                   729,443   1,512,155       0.0%
#   Wha Yu Industrial Co., Ltd.                                      533,000     318,521       0.0%
    Win Semiconductors Corp.                                       2,727,248  22,343,428       0.1%
#   Winbond Electronics Corp.                                     21,349,000  18,512,963       0.1%
    Winmate, Inc.                                                    119,000     230,838       0.0%
    Winstek Semiconductor Co., Ltd.                                  253,000     208,730       0.0%
    Wintek Corp.                                                   6,349,135      72,229       0.0%
#   Wisdom Marine Lines Co., Ltd.                                  3,095,597   2,772,816       0.0%
#   Wisechip Semiconductor, Inc.                                     167,846     660,014       0.0%
    Wistron Corp.                                                 18,854,377  15,748,697       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
TAIWAN -- (Continued)
    Wistron NeWeb Corp.                                           2,601,402 $    7,470,487       0.0%
#   Wowprime Corp.                                                  745,000      3,744,262       0.0%
    WPG Holdings, Ltd.                                            9,288,041     12,724,281       0.1%
#   WT Microelectronics Co., Ltd.                                 3,689,868      5,835,915       0.0%
    WUS Printed Circuit Co., Ltd.                                 2,517,700      1,583,036       0.0%
#   XAC Automation Corp.                                            935,000      1,524,857       0.0%
#*  XinTec, Inc.                                                    832,000      1,645,612       0.0%
    XPEC Entertainment, Inc.                                         63,985          5,261       0.0%
#   Xxentria Technology Materials Corp.                           1,133,736      2,406,714       0.0%
#   Yageo Corp.                                                   2,143,891     17,030,039       0.1%
*   Yang Ming Marine Transport Corp.                              7,563,630      3,101,656       0.0%
#   YC Co., Ltd.                                                  3,453,107      1,574,491       0.0%
#   YC INOX Co., Ltd.                                             2,932,560      2,505,357       0.0%
#   YCC Parts Manufacturing Co., Ltd.                                51,000         71,910       0.0%
    YeaShin International Development Co., Ltd.                   1,091,433        586,257       0.0%
#   Yeong Guan Energy Technology Group Co., Ltd.                    831,774      1,920,639       0.0%
#   YFC-Boneagle Electric Co., Ltd.                               1,198,000      2,190,294       0.0%
*   YFY, Inc.                                                    12,740,997      4,986,944       0.0%
    Yi Jinn Industrial Co., Ltd.                                  2,152,096        892,083       0.0%
#   Yieh Phui Enterprise Co., Ltd.                               10,682,015      4,077,190       0.0%
#   Yonyu Plastics Co., Ltd.                                        821,050        885,048       0.0%
*   Young Fast Optoelectronics Co., Ltd.                            938,137        538,577       0.0%
#*  Young Optics, Inc.                                              547,214      1,193,131       0.0%
#   Youngtek Electronics Corp.                                      969,569      1,810,590       0.0%
    Yuanta Financial Holding Co., Ltd.                           41,441,301     18,430,507       0.1%
#   Yulon Motor Co., Ltd.                                         5,702,715      4,768,692       0.0%
#   Yung Chi Paint & Varnish Manufacturing Co., Ltd.                385,350      1,016,307       0.0%
    Yungshin Construction & Development Co., Ltd.                   427,200        452,295       0.0%
    YungShin Global Holding Corp.                                   976,400      1,298,115       0.0%
#   Yungtay Engineering Co., Ltd.                                 2,754,000      5,478,049       0.0%
#   Zeng Hsing Industrial Co., Ltd.                                 612,974      2,562,450       0.0%
    Zenitron Corp.                                                1,504,000        932,606       0.0%
#   Zero One Technology Co., Ltd.                                   395,000        261,392       0.0%
#   Zhen Ding Technology Holding, Ltd.                            4,330,150     10,865,818       0.1%
#   Zig Sheng Industrial Co., Ltd.                                4,603,638      1,856,549       0.0%
    Zinwell Corp.                                                 2,431,979      2,450,541       0.0%
#   Zippy Technology Corp.                                        1,193,028      1,436,467       0.0%
#   ZongTai Real Estate Development Co., Ltd.                     1,920,250      1,179,456       0.0%
                                                                            --------------      ----
TOTAL TAIWAN                                                                 4,189,066,973      15.5%
                                                                            --------------      ----
THAILAND -- (3.1%)
    AAPICO Hitech PCL(B013L48)                                      751,080        830,891       0.0%
    AAPICO Hitech PCL(B013KZ2)                                      125,100        138,393       0.0%
    Advanced Info Service PCL                                     3,365,809     19,706,498       0.1%
    Advanced Information Technology PCL Class F                     349,700        294,750       0.0%
    AEON Thana Sinsap Thailand PCL                                   11,200         36,075       0.0%
    Airports of Thailand PCL                                     15,631,000     27,996,523       0.1%
*   AJ Advance Technology PCL Class F                            20,931,500        352,849       0.0%
    AJ Plast PCL                                                  1,496,200        626,044       0.0%
    Amata Corp. PCL                                               3,912,900      2,532,431       0.0%
    Ananda Development PCL                                       13,782,700      2,468,605       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
THAILAND -- (Continued)
    AP Thailand PCL                                              14,602,236 $ 3,912,098       0.0%
    Asia Aviation PCL                                            18,198,700   3,506,071       0.0%
*   Asia Capital Group PCL                                          647,400     327,403       0.0%
    Asia Plus Group Holdings PCL(BZ22310)                         9,548,800   1,184,258       0.0%
    Asia Plus Group Holdings PCL(B081Z10)                           799,600      99,168       0.0%
    Asia Sermkij Leasing PCL                                        933,500     682,843       0.0%
    Asian Insulators PCL                                          9,576,560      72,444       0.0%
    Asian Phytoceuticals PCL                                        172,615       6,391       0.0%
    Bangchak Corp. PCL                                            6,328,100   7,952,985       0.1%
    Bangkok Airways PCL                                           5,322,700   2,948,154       0.0%
    Bangkok Aviation Fuel Services PCL                            2,025,242   2,956,780       0.0%
    Bangkok Bank PCL                                                806,700   4,880,996       0.0%
    Bangkok Chain Hospital PCL                                   11,197,750   5,561,796       0.0%
    Bangkok Dusit Medical Services PCL Class F                   14,257,800   9,098,897       0.1%
    Bangkok Expressway & Metro PCL                               32,458,655   7,621,238       0.1%
    Bangkok Insurance PCL                                            20,640     224,294       0.0%
    Bangkok Land PCL                                             86,233,804   4,802,304       0.0%
    Bangkok Life Assurance PCL                                    2,859,740   3,185,141       0.0%
    Bangkok Ranch PCL                                             4,335,900   1,057,218       0.0%
    Banpu PCL                                                    12,812,110   6,749,305       0.0%
    Beauty Community PCL                                         17,172,300   9,252,985       0.1%
    BEC World PCL                                                 8,777,000   4,597,225       0.0%
    Berli Jucker PCL                                              5,469,250   8,808,094       0.1%
    Better World Green PCL                                        8,838,100     468,244       0.0%
    Big Camera Corp. PCL                                         21,433,500   2,335,619       0.0%
    BJC Heavy Industries PCL Class F                              2,317,200     246,926       0.0%
    BTS Group Holdings PCL                                       10,285,200   2,631,674       0.0%
    Bumrungrad Hospital PCL                                       1,315,600   8,712,583       0.1%
    Buriram Sugar PCL Class F                                     1,612,160     495,004       0.0%
    Cal-Comp Electronics Thailand PCL Class F                    17,806,628   1,865,354       0.0%
    Carabao Group PCL Class F                                     1,129,800   3,588,016       0.0%
    Central Pattana PCL                                           5,485,900  13,128,508       0.1%
    Central Plaza Hotel PCL                                       5,119,200   7,050,072       0.0%
    CH Karnchang PCL                                              2,389,467   1,960,053       0.0%
    Charoen Pokphand Foods PCL                                   21,308,400  16,677,255       0.1%
    Charoong Thai Wire & Cable PCL Class F                        1,034,400     314,492       0.0%
    Christiani & Nielsen Thai Class F                             2,094,400     238,315       0.0%
    Chularat Hospital PCL Class F                                47,891,000   3,748,242       0.0%
*   CIMB Thai Bank PCL                                            1,623,900      54,260       0.0%
    CK Power PCL                                                 26,566,910   3,470,812       0.0%
    COL PCL                                                          80,400     181,517       0.0%
    Com7 PCL Class F                                              5,628,700   2,626,275       0.0%
*   Country Group Development PCL                                10,289,700     393,375       0.0%
    Country Group Holdings PCL Class F                            6,787,311     304,428       0.0%
    CP ALL PCL                                                   10,424,500  21,966,135       0.1%
    CS Loxinfo PCL                                                1,599,300     370,699       0.0%
    Delta Electronics Thailand PCL                                1,870,500   4,842,354       0.0%
*   Demco PCL                                                     1,370,900     259,984       0.0%
    Dhipaya Insurance PCL                                         1,037,600   1,553,901       0.0%
    Diamond Building Products PCL                                 1,041,800     180,324       0.0%
    Dynasty Ceramic PCL                                          20,099,660   2,456,491       0.0%
    Eastern Polymer Group PCL Class F                             5,122,900   1,773,430       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
THAILAND -- (Continued)
    Eastern Printing PCL(B13J3B2)                                   697,528 $   151,180       0.0%
    Eastern Printing PCL(B13J3C3)                                    34,876       7,559       0.0%
    Eastern Water Resources Development and Management PCL
      Class F                                                     3,977,200   1,472,594       0.0%
    Electricity Generating PCL(6304643)                             836,000   5,788,080       0.0%
    Electricity Generating PCL(6368553)                             147,500   1,021,222       0.0%
    Energy Absolute PCL                                           5,699,800   7,420,721       0.1%
    Energy Earth PCL                                              3,836,900     126,472       0.0%
    Erawan Group PCL (The)                                       13,819,600   2,974,417       0.0%
*   Esso Thailand PCL                                            11,322,900   5,214,942       0.0%
    Forth Corp. PCL                                                 777,400     174,342       0.0%
    Forth Smart Service PCL                                       2,284,900   1,444,398       0.0%
    Fortune Parts Industry PCL                                    3,787,200     528,977       0.0%
*   G J Steel PCL                                                 6,467,310      81,766       0.0%
    GFPT PCL                                                      4,818,322   2,683,292       0.0%
    Global Power Synergy PCL Class F                              1,743,200   3,200,939       0.0%
    Glow Energy PCL                                               2,768,500   7,500,452       0.1%
*   GMM Grammy PCL                                                  370,000     143,679       0.0%
    Golden Land Property Development PCL(6368586)                   816,400     235,925       0.0%
    Golden Land Property Development PCL(BYNQKS0)                 5,472,900   1,581,573       0.0%
    Grand Canal Land PCL                                          5,777,700     354,802       0.0%
*   Grande Asset Hotels & Property PCL                            2,075,415      79,968       0.0%
    Group Lease PCL                                               1,938,700     533,989       0.0%
    Hana Microelectronics PCL                                     2,067,757   3,034,412       0.0%
    Home Product Center PCL                                      32,325,715  12,455,423       0.1%
    ICC International PCL                                            51,000      57,955       0.0%
*   Ichitan Group PCL                                             2,744,700     698,155       0.0%
    Indorama Ventures PCL                                         9,944,800  13,770,644       0.1%
*   Inter Far East Energy Corp. Class F                           4,117,300     144,081       0.0%
    Interlink Communication PCL                                     532,000     257,833       0.0%
    Intouch Holdings PCL                                          3,363,800   5,872,980       0.0%
    Intouch Holdings PCL Class F                                    180,100     314,443       0.0%
    IRPC PCL                                                     47,864,990   9,293,473       0.1%
    Italian-Thai Development PCL                                 16,157,519   1,974,700       0.0%
    Jasmine International PCL                                    21,271,500   4,866,448       0.0%
    Jaymart PCL                                                   3,698,245   1,959,335       0.0%
    JSP Property PCL                                              1,090,100      28,549       0.0%
    Jubilee Enterprise PCL                                          102,600      74,433       0.0%
    Kang Yong Electric PCL                                           10,600     151,246       0.0%
    Karmarts PCL                                                  4,908,066   1,233,665       0.0%
    Kasikornbank PCL(6888794)                                     1,466,600  10,065,768       0.1%
    Kasikornbank PCL(6364766)                                     3,095,500  20,500,000       0.1%
    KCE Electronics PCL                                           1,869,482   5,627,580       0.0%
    KGI Securities Thailand PCL                                  10,494,400   1,415,259       0.0%
    Khon Kaen Sugar Industry PCL                                 16,814,948   2,277,762       0.0%
    Khonburi Sugar PCL                                              284,500      59,521       0.0%
    Kiatnakin Bank PCL                                            2,748,207   6,266,607       0.0%
    Krung Thai Bank PCL                                          14,905,675   8,166,264       0.1%
    Krungthai Card PCL                                            1,225,600   5,072,848       0.0%
    L.P.N Development PCL                                           301,300     118,815       0.0%
    Laguna Resorts & Hotels PCL                                      10,800       8,453       0.0%
    Lam Soon Thailand PCL                                         2,212,200     542,728       0.0%
    Land & Houses PCL(6581930)                                    3,326,700   1,091,542       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
THAILAND -- (Continued)
    Land & Houses PCL(6581941)                                   12,114,380 $ 3,974,917       0.0%
    Lanna Resources PCL                                           1,517,050     657,601       0.0%
    LH Financial Group PCL                                       49,646,427   2,630,274       0.0%
    Loxley PCL                                                   11,233,035   1,082,050       0.0%
    LPN Development PCL                                           6,427,596   2,534,663       0.0%
    Major Cineplex Group PCL                                      5,048,100   4,938,689       0.0%
    Malee Group PCL                                               1,530,400   2,003,986       0.0%
    Maybank Kim Eng Securities Thailand PCL                         272,400     181,217       0.0%
    MBK PCL                                                       4,215,500   2,982,067       0.0%
    MC Group PCL                                                  2,829,600   1,337,288       0.0%
*   MCOT PCL                                                      1,938,900     717,895       0.0%
    MCS Steel PCL                                                 2,895,200   1,429,298       0.0%
    Mega Lifesciences PCL                                         2,204,700   2,787,399       0.0%
    Minor International PCL                                       6,375,357   8,300,247       0.1%
    MK Real Estate Development PCL                                2,044,900     232,683       0.0%
    MK Restaurants Group PCL                                        862,300   1,966,262       0.0%
    Modernform Group PCL                                            724,300     109,016       0.0%
    Mono Technology PCL Class F                                  13,098,100   1,726,962       0.0%
    Muang Thai Insurance PCL                                         19,800      81,954       0.0%
    Muangthai Leasing PCL Class F                                 4,445,200   5,252,080       0.0%
    Muramoto Electron Thailand PCL                                    7,400      51,902       0.0%
    Namyong Terminal PCL                                          2,466,200     467,702       0.0%
*   Nation Multimedia Group PCL                                  11,246,400     206,511       0.0%
*   Noble Development PCL                                           138,600      55,073       0.0%
    Padaeng Industry PCL                                            288,100     258,006       0.0%
    PCS Machine Group Holding PCL                                   255,100      51,066       0.0%
    Plan B Media Pcl                                              3,260,200     696,792       0.0%
    Platinum Group PCL (The) Class F                              1,054,100     285,578       0.0%
    Polyplex Thailand PCL                                         4,808,487   2,026,455       0.0%
*   Precious Shipping PCL                                         7,855,300   2,530,154       0.0%
    Premier Marketing PCL                                         3,966,300   1,743,166       0.0%
*   Principal Capital PCL                                           270,800      41,981       0.0%
    Property Perfect PCL                                         35,870,900   1,004,212       0.0%
    Pruksa Holding PCL                                            7,775,400   5,909,959       0.0%
    PTG Energy PCL                                                7,506,200   5,422,902       0.0%
    PTT Exploration & Production PCL                              9,182,869  23,841,735       0.1%
    PTT Global Chemical PCL                                       7,073,511  17,034,343       0.1%
    PTT PCL                                                       7,202,280  91,058,326       0.4%
    Quality Houses PCL                                           49,645,904   4,393,707       0.0%
    Raimon Land PCL                                              20,329,300     691,514       0.0%
    Ratchaburi Electricity Generating Holding PCL(6294249)        2,164,801   3,632,982       0.0%
    Ratchaburi Electricity Generating Holding PCL(6362771)          731,100   1,226,936       0.0%
    Ratchthani Leasing PCL                                        9,796,900   2,816,388       0.0%
*   Regional Container Lines PCL                                  4,191,400   1,053,528       0.0%
    Robinson PCL                                                  1,504,500   3,362,707       0.0%
    Rojana Industrial Park PCL                                    7,164,512   1,304,795       0.0%
*   RS PCL                                                        5,446,400   3,639,677       0.0%
    S 11 Group PCL                                                  811,500     214,967       0.0%
    Saha-Union PCL                                                  723,700     974,882       0.0%
    Sahaviriya Steel Industries PCL                              72,645,680      20,556       0.0%
    Samart Corp. PCL                                              6,119,600   2,357,943       0.0%
*   Samart Digital Public Co., Ltd.                              14,498,900     283,693       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
THAILAND -- (Continued)
    Samart Telcoms PCL                                            3,055,200 $ 1,407,121       0.0%
    Sansiri PCL                                                  71,609,485   5,173,473       0.0%
    Sappe PCL                                                       566,200     562,450       0.0%
    SC Asset Corp PCL                                            23,816,316   2,437,552       0.0%
    Scan Inter PCL Class F                                        2,308,700     406,559       0.0%
    Siam Cement PCL (The)(6609906)                                  264,000   3,894,040       0.0%
    Siam Cement PCL (The)(6609928)                                  772,300  11,391,541       0.1%
    Siam City Cement PCL(6363194)                                    25,524     214,365       0.0%
    Siam City Cement PCL(6806387)                                   584,677   4,910,442       0.0%
    Siam Commercial Bank PCL (The)                                3,194,869  14,089,353       0.1%
    Siam Future Development PCL                                   8,211,625   1,792,122       0.0%
    Siam Global House PCL                                         6,346,772   3,496,265       0.0%
    Siam Wellness Group PCL                                       1,292,700     649,852       0.0%
    Siamgas & Petrochemicals PCL                                  5,318,300   3,602,100       0.0%
*   Singha Estate PCL                                            10,961,571   1,280,280       0.0%
    Sino-Thai Engineering & Construction PCL                      3,804,971   2,840,556       0.0%
    SNC Former PCL                                                  954,900     411,050       0.0%
    Somboon Advance Technology PCL                                2,607,925   1,609,346       0.0%
    SPCG PCL                                                      4,118,200   3,099,187       0.0%
    Sri Ayudhya Capital PCL                                         230,700     210,075       0.0%
    Sri Trang Agro-Industry PCL                                   7,854,840   3,002,904       0.0%
    Sriracha Construction PCL                                       810,900     524,815       0.0%
    Srisawad Corp. PCL                                            2,669,644   5,585,197       0.0%
    Srithai Superware PCL                                        13,370,500     700,321       0.0%
    Star Petroleum Refining PCL                                  12,866,200   6,739,069       0.0%
*   Stars Microelectronics Thailand PCL                           2,240,900     248,239       0.0%
    STP & I PCL                                                   6,809,933   1,373,466       0.0%
    Sub Sri Thai PCL                                                316,910      86,335       0.0%
    Supalai PCL                                                   8,485,300   6,283,515       0.0%
*   Superblock PCL                                               72,474,500   2,727,066       0.0%
    Susco PCL                                                     2,397,300     295,874       0.0%
    SVI PCL                                                       9,824,428   1,537,839       0.0%
*   Symphony Communication PCL                                      262,058      93,874       0.0%
    Synnex Thailand PCL                                           1,912,800     921,276       0.0%
    Syntec Construction PCL                                      10,045,200   1,859,662       0.0%
    Taokaenoi Food & Marketing PCL                                4,619,100   3,580,428       0.0%
    Tapaco PCL                                                      959,300     597,758       0.0%
*   Tata Steel Thailand PCL                                      29,853,700     898,667       0.0%
    Thai Agro Energy PCL Class F                                    279,230      23,367       0.0%
*   Thai Airways International PCL                               10,336,737   5,787,577       0.0%
    Thai Central Chemical PCL                                       247,700     384,002       0.0%
    Thai Metal Trade PCL                                          1,779,600     873,193       0.0%
    Thai Nakarin Hospital PCL                                       126,800     145,045       0.0%
    Thai Oil PCL                                                  5,886,400  18,073,835       0.1%
    Thai Rayon PCL                                                   20,400      35,003       0.0%
    Thai Reinsurance PCL                                          3,887,700     223,525       0.0%
    Thai Solar Energy PCL Class F                                 1,319,200     210,468       0.0%
    Thai Stanley Electric PCL                                         5,600      37,929       0.0%
    Thai Stanley Electric PCL Class F                               150,500   1,019,341       0.0%
    Thai Union Group PCL Class F                                  9,923,360   5,466,511       0.0%
    Thai Vegetable Oil PCL                                        5,018,425   4,192,092       0.0%
    Thai Wah PCL Class F                                          3,618,500   1,040,237       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
THAILAND -- (Continued)
    Thai-German Ceramic Industry PCL                              4,086,200 $    290,290       0.0%
    Thaicom PCL                                                   3,900,100    1,620,150       0.0%
    Thaifoods Group PCL Class F                                   2,696,300      491,048       0.0%
    Thaire Life Assurance PCL Class F                             1,713,000      500,184       0.0%
    Thanachart Capital PCL                                        6,457,400   10,642,464       0.1%
    Thitikorn PCL                                                 1,196,900      626,913       0.0%
    Thoresen Thai Agencies PCL                                    8,929,400    2,607,320       0.0%
    TICON Industrial Connection PCL Class F                       3,730,224    1,875,218       0.0%
    Tipco Asphalt PCL(BWZ1HK0)                                    4,026,400    2,714,972       0.0%
    Tipco Asphalt PCL(6363967)                                    3,055,100    2,060,031       0.0%
    TIPCO Foods PCL                                               1,821,700      904,818       0.0%
    Tisco Financial Group PCL(B3KFW10)                                   90          238       0.0%
    Tisco Financial Group PCL(B3KFW76)                            2,736,900    7,229,469       0.0%
    TMB Bank PCL                                                 82,053,513    6,372,609       0.0%
*   Total Access Communication PCL(B1YWK08)                       6,418,200   10,288,054       0.1%
*   Total Access Communication PCL(B231MK7)                         982,200    1,574,418       0.0%
    TPC Power Holdings Co., Ltd.                                     42,600       21,031       0.0%
    TPI Polene PCL                                               84,510,810    5,698,501       0.0%
    TRC Construction PCL                                         12,108,385      408,230       0.0%
*   True Corp. PCL                                               58,122,748   10,760,232       0.1%
    TTCL PCL                                                      1,136,068      704,485       0.0%
    TTW PCL                                                      12,202,300    4,003,765       0.0%
*   U City PCL                                                   67,261,500       80,989       0.0%
    Union Mosaic Industry PCL (The) Class F                       1,020,550       76,802       0.0%
    Unique Engineering & Construction PCL                         6,155,905    3,279,937       0.0%
    Univanich Palm Oil PCL                                          931,300      235,488       0.0%
    Univentures PCL                                              11,167,400    4,168,446       0.0%
    Vanachai Group PCL                                            7,516,440    2,715,150       0.0%
    VGI Global Media PCL                                         22,519,700    4,169,059       0.0%
    Vibhavadi Medical Center PCL                                 38,549,800    3,226,022       0.0%
    Vinythai PCL                                                  3,270,300    2,037,785       0.0%
    WHA Corp. PCL                                                25,354,300    2,930,780       0.0%
    Workpoint Entertainment PCL                                   1,848,980    5,454,547       0.0%
                                                                            ------------       ---
TOTAL THAILAND                                                               869,889,990       3.2%
                                                                            ------------       ---
TURKEY -- (1.5%)
#   Adana Cimento Sanayii TAS Class A                               461,789      780,548       0.0%
#*  Afyon Cimento Sanayi TAS                                        902,611    1,936,340       0.0%
    Akbank Turk A.S.                                              6,273,494   16,595,765       0.1%
    Akcansa Cimento A.S.                                            468,999    1,405,041       0.0%
#*  Akenerji Elektrik Uretim A.S.                                 3,770,374      916,645       0.0%
#   Aksa Akrilik Kimya Sanayii A.S.                               1,291,529    4,550,954       0.0%
#*  Aksa Enerji Uretim A.S.                                         832,862      754,575       0.0%
*   Aksigorta A.S.                                                1,300,208    1,073,870       0.0%
#   Alarko Holding A.S.                                             969,013    1,908,117       0.0%
    Albaraka Turk Katilim Bankasi A.S.                            4,091,520    1,404,333       0.0%
    Alkim Alkali Kimya A.S.                                         186,451    1,209,556       0.0%
    Anadolu Anonim Turk Sigorta Sirketi                           1,724,700    1,301,403       0.0%
    Anadolu Cam Sanayii A.S.                                      2,844,297    1,794,954       0.0%
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.                     970,063    5,618,765       0.0%
#   Anadolu Hayat Emeklilik A.S.                                    730,868    1,301,005       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TURKEY -- (Continued)
    Arcelik A.S.                                                  1,910,058 $10,450,961       0.1%
#   Aselsan Elektronik Sanayi Ve Ticaret A.S.                       495,849   4,441,699       0.0%
    AvivaSA Emeklilik ve Hayat A.S. Class A                          21,378     105,483       0.0%
    Aygaz A.S.                                                      450,431   1,915,092       0.0%
#*  Bagfas Bandirma Gubre Fabrikalari A.S.                          317,741     879,038       0.0%
#*  Baticim Bati Anadolu Cimento Sanayii A.S.                       211,763     465,141       0.0%
*   Bera Holding A.S.                                               139,427      86,514       0.0%
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.            1,083,806   1,289,491       0.0%
    BIM Birlesik Magazalar A.S.                                     901,688  18,401,372       0.1%
#*  Bizim Toptan Satis Magazalari A.S.                              290,767     627,174       0.0%
#   Bolu Cimento Sanayii A.S.                                       804,368   1,243,127       0.0%
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                  592,290   1,755,851       0.0%
#*  Boyner Perakende Ve Tekstil Yatirimlari A.S.                    241,469     539,195       0.0%
#*  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.                573,423   1,119,936       0.0%
#   Bursa Cimento Fabrikasi A.S.                                    288,597     419,756       0.0%
#   Celebi Hava Servisi A.S.                                        102,022     941,487       0.0%
    Cimsa Cimento Sanayi VE Ticaret A.S.                            646,191   2,443,131       0.0%
    Coca-Cola Icecek A.S.                                           613,380   6,252,758       0.0%
#*  Deva Holding A.S.                                               216,864     246,853       0.0%
#*  Dogan Sirketler Grubu Holding A.S.                           10,089,375   2,453,209       0.0%
#*  Dogus Otomotiv Servis ve Ticaret A.S.                           444,015     982,315       0.0%
#   Eczacibasi Yatirim Holding Ortakligi A.S.                       375,753   1,134,542       0.0%
#   EGE Endustri VE Ticaret A.S.                                     24,008   1,879,143       0.0%
#   EGE Seramik Sanayi ve Ticaret A.S.                              583,459     706,974       0.0%
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
      ve Ticaret A.S.                                             2,592,458   3,158,073       0.0%
    Enka Insaat ve Sanayi A.S.                                    1,771,098   2,689,161       0.0%
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S.                     49,958     999,837       0.0%
    Eregli Demir ve Celik Fabrikalari TAS                         8,609,640  20,233,791       0.1%
#*  Fenerbahce Futbol A.S.                                          102,382     932,897       0.0%
    Ford Otomotiv Sanayi A.S.                                       521,048   7,361,216       0.0%
#*  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.             341,834     748,966       0.0%
#*  Global Yatirim Holding A.S.                                   2,074,448   1,791,369       0.0%
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.             71,836   1,388,309       0.0%
#   Goodyear Lastikleri TAS                                       1,933,775   2,213,340       0.0%
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.                1,117,444   1,136,030       0.0%
#*  GSD Holding AS                                                4,407,386     908,070       0.0%
#*  Gubre Fabrikalari TAS                                           650,516     811,063       0.0%
#   Hektas Ticaret TAS                                              330,938     656,989       0.0%
#*  Ihlas Holding A.S.                                            9,899,816   1,597,554       0.0%
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret
      A.S.                                                          172,698     511,511       0.0%
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.           753,290   1,211,166       0.0%
*   Is Finansal Kiralama A.S.                                     1,300,126     545,638       0.0%
    Is Yatirim Menkul Degerler A.S. Class A                         292,746     164,591       0.0%
#*  Izmir Demir Celik Sanayi A.S.                                 1,798,352   1,567,473       0.0%
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A   3,024,848   2,013,545       0.0%
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B   1,046,089     823,450       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D   9,500,391   6,077,753       0.0%
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.                       3,809,559   2,093,788       0.0%
#   Kartonsan Karton Sanayi ve Ticaret A.S.                           4,815     358,794       0.0%
    KOC Holding A.S.                                              3,339,429  14,953,569       0.1%
#   Konya Cimento Sanayii A.S.                                       10,060     700,495       0.0%
#   Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve
      Ticaret A.S.                                                  475,142     910,791       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ---------- --------------- ---------------
TURKEY -- (Continued)
#*  Koza Altin Isletmeleri A.S.                                     425,974 $     3,700,639       0.0%
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S.                1,501,782       2,436,576       0.0%
*   Logo Yazilim Sanayi Ve Ticaret A.S.                              38,714         612,250       0.0%
#   Mardin Cimento Sanayii ve Ticaret A.S.                          375,819         437,389       0.0%
#*  Metro Ticari ve Mali Yatirimlar Holding A.S.                  2,731,714         721,639       0.0%
#*  Migros Ticaret A.S.                                             412,128       2,839,752       0.0%
#*  NET Holding A.S.                                              1,711,702         934,333       0.0%
#*  Netas Telekomunikasyon A.S.                                     332,354       1,470,316       0.0%
    Nuh Cimento Sanayi A.S.                                         234,894         607,378       0.0%
#   Otokar Otomotiv Ve Savunma Sanayi A.S.                          140,426       4,082,162       0.0%
#*  Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.          550,154         614,915       0.0%
*   Pegasus Hava Tasimaciligi A.S.                                  170,424       1,348,775       0.0%
    Petkim Petrokimya Holding A.S.                                6,625,290      11,616,451       0.1%
    Pinar Entegre Et ve Un Sanayi A.S.                               94,529         243,290       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                                127,719         453,033       0.0%
#   Polyester Sanayi A.S.                                           256,435         458,609       0.0%
#   Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.             819,845         634,173       0.0%
#*  Sekerbank TAS                                                 4,054,161       1,639,053       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                     1,122,860       1,089,805       0.0%
    Soda Sanayii A.S.                                             2,278,196       3,154,026       0.0%
#   Tat Gida Sanayi A.S.                                            645,589         950,886       0.0%
    TAV Havalimanlari Holding A.S.                                1,633,463       8,143,886       0.1%
    Tekfen Holding A.S.                                           1,558,083       5,271,069       0.0%
*   Teknosa Ic Ve Dis Ticaret A.S.                                  102,667         151,432       0.0%
    Tofas Turk Otomobil Fabrikasi A.S.                              984,873       8,033,675       0.1%
    Trakya Cam Sanayii A.S.                                       5,778,273       6,270,575       0.0%
#*  Tumosan Motor ve Traktor Sanayi A.S.                            374,799         733,773       0.0%
    Tupras Turkiye Petrol Rafinerileri A.S.                         699,285      25,194,875       0.1%
#*  Turcas Petrol A.S.                                            1,682,409       1,240,122       0.0%
*   Turk Hava Yollari AO                                          6,949,659      19,072,258       0.1%
*   Turk Telekomunikasyon A.S.                                    2,510,120       4,277,692       0.0%
    Turk Traktor ve Ziraat Makineleri A.S.                          155,255       3,102,216       0.0%
    Turkcell Iletisim Hizmetleri A.S.                             5,052,130      18,931,563       0.1%
    Turkcell Iletisim Hizmetleri A.S. ADR                           291,527       2,737,439       0.0%
    Turkiye Garanti Bankasi A.S.                                  8,346,398      22,995,161       0.1%
    Turkiye Halk Bankasi A.S.                                     4,402,595      12,861,185       0.1%
    Turkiye Is Bankasi Class C                                   10,829,512      20,439,343       0.1%
    Turkiye Sinai Kalkinma Bankasi A.S.                          12,865,658       4,648,581       0.0%
    Turkiye Sise ve Cam Fabrikalari A.S.                          7,445,553       8,748,248       0.1%
    Turkiye Vakiflar Bankasi TAO Class D                          8,500,421      14,218,766       0.1%
    Ulker Biskuvi Sanayi A.S.                                     1,155,216       6,168,962       0.0%
#*  Vestel Elektronik Sanayi ve Ticaret A.S.                      1,365,862       3,562,049       0.0%
#*  Yapi ve Kredi Bankasi A.S.                                    4,691,020       5,705,447       0.0%
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.                    397,424       2,538,636       0.0%
#*  Zorlu Enerji Elektrik Uretim A.S.                             5,987,155       2,580,281       0.0%
                                                                            ---------------      ----
TOTAL TURKEY                                                                    429,564,026       1.6%
                                                                            ---------------      ----
TOTAL COMMON STOCKS                                                          26,109,952,519      96.4%
                                                                            ---------------      ----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
PREFERRED STOCKS -- (2.5%)
BRAZIL -- (2.4%)
    AES Tiete Energia SA                                              6,203 $      4,968       0.0%
    Alpargatas SA                                                 1,331,965    7,043,987       0.0%
    Banco ABC Brasil SA                                             965,293    5,296,674       0.0%
    Banco Bradesco SA                                             5,811,393   61,608,263       0.2%
    Banco Bradesco SA ADR                                         9,174,829   96,977,943       0.4%
    Banco do Estado do Rio Grande do Sul SA Class B               2,139,633    9,967,905       0.0%
*   Banco Pan SA                                                  1,414,728      856,284       0.0%
*   Banco Pine SA                                                   192,365      190,524       0.0%
    Braskem SA Class A                                              245,575    3,930,641       0.0%
    Centrais Eletricas Brasileiras SA Class B                     1,058,763    8,201,343       0.0%
*   Centrais Eletricas Santa Catarina                                64,363      397,830       0.0%
*   Cia Brasileira de Distribuicao                                  873,400   20,344,536       0.1%
    Cia de Gas de Sao Paulo - COMGAS Class A                        219,998    3,389,447       0.0%
    Cia de Saneamento do Parana                                   1,040,090    3,449,692       0.0%
    Cia de Transmissao de Energia Eletrica Paulista                 553,393   11,249,544       0.1%
    Cia Energetica de Minas Gerais                                5,120,389   12,099,350       0.1%
    Cia Energetica de Sao Paulo Class B                           1,432,642    5,693,255       0.0%
    Cia Energetica do Ceara Class A                                  80,030    1,286,087       0.0%
    Cia Ferro Ligas da Bahia - FERBASA                              498,782    2,576,779       0.0%
    Cia Paranaense de Energia                                       599,141    4,576,937       0.0%
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA        1,233,786    5,559,259       0.0%
    Eucatex SA Industria e Comercio                                  87,459       98,653       0.0%
    Gerdau SA                                                     2,662,971    8,913,744       0.0%
*   Gol Linhas Aereas Inteligentes SA                               130,600      552,933       0.0%
    Itau Unibanco Holding SA                                     11,300,145  145,254,516       0.5%
    Itau Unibanco Holding SA ADR                                  6,510,406   83,398,301       0.3%
    Lojas Americanas SA                                           4,022,409   21,616,467       0.1%
    Marcopolo SA                                                  4,066,165    4,934,636       0.0%
*   Petroleo Brasileiro SA                                        8,903,162   45,641,191       0.2%
*   Petroleo Brasileiro SA Sponsored ADR                          4,065,689   41,673,312       0.2%
    Randon SA Implementos e Participacoes                         2,670,695    5,690,320       0.0%
    Suzano Papel e Celulose SA Class A                            3,077,646   19,126,507       0.1%
    Telefonica Brasil SA                                            894,497   13,808,608       0.1%
    Unipar Carbocloro SA Class B                                    265,210    1,063,660       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A                4,465,498   12,026,117       0.1%
    Vale SA                                                         810,927    7,372,289       0.0%
                                                                            ------------       ---
TOTAL BRAZIL                                                                 675,872,502       2.5%
                                                                            ------------       ---
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                                    271,536      744,360       0.0%
    Embotelladora Andina SA Class B                                 873,735    4,414,160       0.0%
    Sociedad Quimica y Minera de Chile SA Class B                    20,690    1,234,155       0.0%
                                                                            ------------       ---
TOTAL CHILE                                                                    6,392,675       0.0%
                                                                            ------------       ---
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                           1,808,210    1,587,062       0.0%
    Banco Davivienda SA                                             653,990    6,445,200       0.1%
    Bancolombia SA                                                  299,076    2,851,105       0.0%
    Grupo Argos SA                                                   70,340      425,455       0.0%
    Grupo Aval Acciones y Valores SA                              8,712,620    3,623,038       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
COLOMBIA -- (Continued)
    Grupo de Inversiones Suramericana SA                            234,252 $  2,892,295       0.0%
                                                                            ------------       ---
TOTAL COLOMBIA                                                                17,824,155       0.1%
                                                                            ------------       ---
INDIA -- (0.0%)
    UPL, Ltd., 5.000%                                               405,648       93,942       0.0%
                                                                            ------------       ---
TOTAL PREFERRED STOCKS                                                       700,183,274       2.6%
                                                                            ------------       ---
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JBC0)         813,508      288,469       0.0%
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JB86)          65,669       19,271       0.0%
*   Helbor Empreendimentos SA Rights 11/16/17                       767,163       11,726       0.0%
                                                                            ------------       ---
TOTAL BRAZIL                                                                     319,466       0.0%
                                                                            ------------       ---
CHILE -- (0.0%)
*   Cia Sud Americana de Vapores SA Rights 11/08/17              24,750,180      229,439       0.0%
                                                                            ------------       ---
HONG KONG -- (0.0%)
    Shougang Concord International Enterprises Co., Ltd. Rights
*     11/08/17                                                   25,544,100       13,097       0.0%
                                                                            ------------       ---
INDIA -- (0.0%)
*   HCL Infosystems, Ltd. Rights 10/31/17                           559,152        6,906       0.0%
*   Karur Vysya Bank, Ltd. (The) Rights 11/10/17                    241,169      189,521       0.0%
                                                                            ------------       ---
TOTAL INDIA                                                                      196,427       0.0%
                                                                            ------------       ---
MALAYSIA -- (0.0%)
*   Sunway Bhd Warrants 10/03/24                                  2,041,727      308,658       0.0%
                                                                            ------------       ---
POLAND -- (0.0%)
*   Hawe SA Rights 09/30/15                                       1,003,528           --       0.0%
                                                                            ------------       ---
SOUTH KOREA -- (0.0%)
*   Dongkook Industrial Co., Ltd. Rights 12/05/17                   326,364       92,344       0.0%
#*  Finetex EnE, Inc. Rights 12/01/17                                15,607       17,413       0.0%
*   Hanwha Non Life Insurance Co., Ltd Rights 11/02/17              115,311       97,778       0.0%
*   Harim Co., Ltd. Rights 12/05/17                                 178,446      162,463       0.0%
*   Hyundai Construction Equipment Co., Ltd. Rights 11/14/17          1,825      162,081       0.0%
*   Hyundai Electric & Energy System Co., Ltd. Rights 11/11/17        1,862       83,099       0.0%
*   Hyundai Pharmaceutical Co., Ltd. Rights 04/12/17                 18,585        8,211       0.0%
*   Iones Co., Ltd. Rights 12/05/17                                   8,671       20,123       0.0%
*   Sunjin Co., Ltd. Rights 11/09/17                                 31,845       98,063       0.0%
                                                                            ------------       ---
TOTAL SOUTH KOREA                                                                741,575       0.0%
                                                                            ------------       ---
TAIWAN -- (0.0%)
*   CTBC Financial Holding Co., Ltd. Rights 12/15/17                822,844           --       0.0%
*   Materials Analysis Technology, Inc. Rights 11/12/17              51,274        8,840       0.0%
*   Ta Chen Stainless PIpe Co. Rights 12/11/17                      483,582       17,638       0.0%
*   TSEC Corp. Rights 11/15/17                                      178,515        5,919       0.0%
*   Winbond Electronics Corp. Rights 12/11/17                     1,962,190      266,748       0.0%
*   Yang Ming Marine Transport Corp. Rights 11/17/17              1,932,861       22,431       0.0%
                                                                            ------------       ---
TOTAL TAIWAN                                                                     321,576       0.0%
                                                                            ------------       ---

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                               PERCENTAGE
                                                                    SHARES       VALUE++     OF NET ASSETS**
                                                                  ---------- --------------- ---------------
THAILAND -- (0.0%)
*    SIM Rights 11/03/17                                          14,498,900 $        65,468        0.0%
*    Supalai PCL Warrants 10/19/17                                 2,121,325       1,315,451        0.0%
*    Vibhavadi Medical Center PCL Warrants 06/14/22                1,312,708          22,919        0.0%
                                                                             ---------------      -----
TOTAL THAILAND                                                                     1,403,838        0.0%
                                                                             ---------------      -----
TOTAL RIGHTS/WARRANTS                                                              3,534,076        0.0%
                                                                             ---------------      -----
TOTAL INVESTMENT SECURITIES                                                   26,813,669,869
                                                                             ---------------

                                                                                 VALUE+
                                                                             ---------------
SECURITIES LENDING COLLATERAL -- (3.9%)
(S)@ DFA Short Term Investment Fund                               95,284,755   1,102,539,901        4.1%
                                                                             ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $22,498,736,533)                         $27,916,209,770      103.1%
                                                                             ===============      =====

At October 31, 2017, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                      UNREALIZED
                                     NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                          CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                          --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
Mini MSCI Emerging Markets Index(R)      650    12/15/17  $ 35,843,318 $ 36,536,500   $  693,182
S&P 500 Emini Index(R)                 1,520    12/15/17   190,331,570  195,525,200    5,193,630
                                                          ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                                   $226,174,888 $232,061,700   $5,886,812
                                                          ============ ============   ==========

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
   Brazil                      $1,589,124,973              --   --    $ 1,589,124,973
   Chile                          123,911,756 $   260,275,691   --        384,187,447
   China                          723,633,887   3,995,759,415   --      4,719,393,302
   Colombia                        81,111,002              --   --         81,111,002
   Czech Republic                          --      39,489,146   --         39,489,146
   Egypt                            1,044,891      14,021,139   --         15,066,030
   Greece                                  --      64,262,231   --         64,262,231
   Hong Kong                               --       1,029,569   --          1,029,569
   Hungary                            313,997     109,944,216   --        110,258,213
   India                          129,418,803   3,394,660,595   --      3,524,079,398
   Indonesia                       27,425,328     714,242,461   --        741,667,789
   Malaysia                            21,165     842,509,683   --        842,530,848
   Mexico                         880,357,545         362,195   --        880,719,740
   Peru                            35,582,200              --   --         35,582,200
   Philippines                      6,964,420     326,990,887   --        333,955,307
   Poland                                  --     461,663,562   --        461,663,562
   Russia                          54,262,921     281,155,762   --        335,418,683
   South Africa                   124,913,964   1,654,394,363   --      1,779,308,327
   South Korea                    108,415,293   4,574,168,470   --      4,682,583,763
   Taiwan                         363,360,049   3,825,706,924   --      4,189,066,973
   Thailand                       868,992,448         897,542   --        869,889,990
   Turkey                           2,737,439     426,826,587   --        429,564,026
Preferred Stocks
   Brazil                         675,872,502              --   --        675,872,502
   Chile                                   --       6,392,675   --          6,392,675
   Colombia                        17,824,155              --   --         17,824,155
   India                               93,942              --   --             93,942
Rights/Warrants
   Brazil                                  --         319,466   --            319,466
   Chile                                   --         229,439   --            229,439
   Hong Kong                               --          13,097   --             13,097
   India                                   --         196,427   --            196,427
   Malaysia                                --         308,658   --            308,658
   South Korea                             --         741,575   --            741,575
   Taiwan                                  --         321,576   --            321,576
   Thailand                                --       1,403,838   --          1,403,838
Securities Lending Collateral              --   1,102,539,901   --      1,102,539,901
Futures Contracts**                 5,886,812              --   --          5,886,812
                               -------------- ---------------   --    ---------------
TOTAL                          $5,821,269,492 $22,100,827,090   --    $27,922,096,582
                               ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                    PERCENTAGE
                                                SHARES   VALUE+   OF NET ASSETS**
                                                ------ ---------- ---------------
COMMON STOCKS -- (93.5%)
Consumer Discretionary -- (20.5%)
*   Amazon.com, Inc.                             5,444 $6,017,144       4.3%
    Aramark                                      9,584    418,725       0.3%
    Bed Bath & Beyond, Inc.                      3,216     63,998       0.0%
    Best Buy Co., Inc.                          12,430    695,831       0.5%
    CBS Corp. Class B                            5,026    282,059       0.2%
    Comcast Corp. Class A                       91,369  3,292,025       2.3%
    Darden Restaurants, Inc.                     4,477    368,323       0.3%
    Delphi Automotive P.L.C.                     3,894    386,986       0.3%
*   DISH Network Corp. Class A                   3,512    170,473       0.1%
    Dollar General Corp.                         7,293    589,566       0.4%
*   Dollar Tree, Inc.                            5,488    500,780       0.4%
#   Gap, Inc. (The)                             15,717    408,485       0.3%
    General Motors Co.                          24,419  1,049,529       0.7%
    Goodyear Tire & Rubber Co. (The)             1,839     56,255       0.0%
#   Hanesbrands, Inc.                           10,034    225,765       0.2%
#   Harley-Davidson, Inc.                        5,598    265,009       0.2%
    Hasbro, Inc.                                 3,457    320,084       0.2%
    Hilton Worldwide Holdings, Inc.              7,484    540,944       0.4%
    Home Depot, Inc. (The)                      17,191  2,849,924       2.0%
    Interpublic Group of Cos., Inc. (The)       12,821    246,804       0.2%
#   Kohl's Corp.                                 4,921    205,501       0.1%
    Las Vegas Sands Corp.                        6,614    419,195       0.3%
    Lear Corp.                                   2,416    424,225       0.3%
    Leggett & Platt, Inc.                        3,794    179,304       0.1%
*   Live Nation Entertainment, Inc.              5,326    233,172       0.2%
    Lowe's Cos., Inc.                           13,595  1,086,920       0.8%
#   Macy's, Inc.                                10,168    190,752       0.1%
#*  Michael Kors Holdings, Ltd.                  6,405    312,628       0.2%
    NIKE, Inc. Class B                          22,380  1,230,676       0.9%
#   Nordstrom, Inc.                              6,027    238,971       0.2%
*   NVR, Inc.                                       98    321,574       0.2%
#*  O'Reilly Automotive, Inc.                    2,133    449,956       0.3%
#   Omnicom Group, Inc.                          6,172    414,697       0.3%
#   Polaris Industries, Inc.                     1,605    190,080       0.1%
    Pool Corp.                                     888    107,253       0.1%
    Ross Stores, Inc.                            6,706    425,764       0.3%
    Scripps Networks Interactive, Inc. Class A   2,577    214,613       0.1%
    Service Corp. International                  6,219    220,526       0.2%
*   ServiceMaster Global Holdings, Inc.          3,591    169,172       0.1%
    Starbucks Corp.                             22,882  1,254,849       0.9%
    Tapestry, Inc.                              11,985    464,658       0.3%
    Target Corp.                                11,004    649,676       0.5%
    TJX Cos., Inc. (The)                        10,034    700,373       0.5%
#   Tractor Supply Co.                           4,266    257,069       0.2%
*   Ulta Salon Cosmetics & Fragrance, Inc.       1,706    344,254       0.2%
    VF Corp.                                     4,593    319,902       0.2%
#   Viacom, Inc. Class A                           500     15,025       0.0%
    Viacom, Inc. Class B                        10,468    251,546       0.2%
    Wyndham Worldwide Corp.                      2,309    246,717       0.2%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE+    OF NET ASSETS**
                                            ------ ----------- ---------------
 Consumer Discretionary -- (Continued)
 #   Wynn Resorts, Ltd.                      2,446 $   360,761       0.3%
                                                   -----------      ----
 Total Consumer Discretionary                       30,648,518      21.7%
                                                   -----------      ----
 Consumer Staples -- (11.6%)
     Altria Group, Inc.                     30,088   1,932,251       1.4%
 #*  Blue Buffalo Pet Products, Inc.         3,813     110,310       0.1%
     Brown-Forman Corp. Class A              2,344     134,382       0.1%
 #   Brown-Forman Corp. Class B              5,067     288,920       0.2%
 #   Campbell Soup Co.                       7,265     344,143       0.3%
     Church & Dwight Co., Inc.               7,996     361,179       0.3%
     Clorox Co. (The)                        3,645     461,202       0.3%
     Coca-Cola Co. (The)                    59,845   2,751,673       2.0%
     Costco Wholesale Corp.                  8,741   1,408,000       1.0%
     Dr Pepper Snapple Group, Inc.           6,505     557,218       0.4%
     Estee Lauder Cos., Inc. (The) Class A   3,660     409,225       0.3%
 #   General Mills, Inc.                    11,204     581,712       0.4%
 *   Herbalife, Ltd.                         1,849     134,274       0.1%
     Hershey Co. (The)                       1,587     168,508       0.1%
     Ingredion, Inc.                         2,605     326,537       0.2%
 #   Kellogg Co.                             3,146     196,719       0.1%
     Kimberly-Clark Corp.                    4,014     451,615       0.3%
     Kroger Co. (The)                       30,628     634,000       0.5%
     McCormick & Co., Inc.                     222      22,151       0.0%
 #   McCormick & Co., Inc. Non-Voting        4,212     419,220       0.3%
     National Beverage Corp.                   536      52,474       0.0%
     PepsiCo, Inc.                          23,580   2,599,224       1.8%
 #*  Pilgrim's Pride Corp.                   4,134     131,379       0.1%
     Sysco Corp.                             8,036     446,962       0.3%
     Wal-Mart Stores, Inc.                  28,825   2,516,711       1.8%
                                                   -----------      ----
 Total Consumer Staples                             17,439,989      12.4%
                                                   -----------      ----
 Energy -- (0.8%)
     Andeavor                                2,726     289,610       0.2%
 #   Core Laboratories NV                      753      75,225       0.1%
     Devon Energy Corp.                      9,656     356,306       0.2%
 *   Newfield Exploration Co.                6,500     200,135       0.1%
     ONEOK, Inc.                             4,047     219,631       0.2%
                                                   -----------      ----
 Total Energy                                        1,140,907       0.8%
                                                   -----------      ----
 Financials -- (3.2%)
     American Express Co.                   11,824   1,129,428       0.8%
     Aon P.L.C.                              2,630     377,221       0.3%
 #*  Credit Acceptance Corp.                   501     143,652       0.1%
     Discover Financial Services             2,300     153,019       0.1%
     Eaton Vance Corp.                       3,670     185,225       0.1%
     Erie Indemnity Co. Class A                726      87,701       0.1%
 #   FactSet Research Systems, Inc.            946     179,617       0.1%
     Lazard, Ltd. Class A                    3,825     181,841       0.1%
     MarketAxess Holdings, Inc.                777     135,198       0.1%
     Marsh & McLennan Cos., Inc.             7,825     633,277       0.5%
     MSCI, Inc.                              2,547     298,916       0.2%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                    SHARES   VALUE+    OF NET ASSETS**
                                                    ------ ----------- ---------------
Financials -- (Continued)
    S&P Global, Inc.                                 3,568 $   558,285       0.4%
*   Santander Consumer USA Holdings, Inc.            8,191     136,298       0.1%
    T Rowe Price Group, Inc.                         6,457     599,855       0.4%
                                                           -----------       ---
Total Financials                                             4,799,533       3.4%
                                                           -----------       ---
Health Care -- (7.7%)
    AbbVie, Inc.                                    22,132   1,997,413       1.4%
    AmerisourceBergen Corp.                          8,498     653,921       0.5%
*   Biogen, Inc.                                     4,418   1,376,914       1.0%
*   Bioverativ, Inc.                                 2,836     160,234       0.1%
    Cardinal Health, Inc.                            6,295     389,661       0.3%
*   Catalent, Inc.                                   3,946     168,060       0.1%
*   Celgene Corp.                                   10,266   1,036,558       0.7%
*   Charles River Laboratories International, Inc.   1,329     154,550       0.1%
*   DaVita, Inc.                                     6,384     387,764       0.3%
*   Exelixis, Inc.                                   5,924     146,856       0.1%
*   Express Scripts Holding Co.                     10,635     651,819       0.5%
    Gilead Sciences, Inc.                           28,151   2,110,199       1.5%
    Hill-Rom Holdings, Inc.                          1,740     140,435       0.1%
*   Hologic, Inc.                                    9,670     366,010       0.2%
*   Incyte Corp.                                     1,237     140,090       0.1%
    McKesson Corp.                                   2,808     387,167       0.3%
*   Mettler-Toledo International, Inc.                 629     429,374       0.3%
*   United Therapeutics Corp.                        1,270     150,609       0.1%
#*  Varian Medical Systems, Inc.                     2,152     224,217       0.1%
    Zoetis, Inc.                                     6,236     397,982       0.3%
                                                           -----------       ---
Total Health Care                                           11,469,833       8.1%
                                                           -----------       ---
Industrials -- (18.4%)
    3M Co.                                           9,806   2,257,243       1.6%
    Alaska Air Group, Inc.                           4,140     273,364       0.2%
    Allegion P.L.C.                                  1,951     162,694       0.1%
    Allison Transmission Holdings, Inc.              4,161     176,801       0.1%
    AMERCO                                             298     117,007       0.1%
#   American Airlines Group, Inc.                    7,852     367,631       0.3%
    Arconic, Inc.                                   13,032     327,364       0.2%
    Boeing Co. (The)                                 5,685   1,466,616       1.0%
    BWX Technologies, Inc.                           2,016     120,799       0.1%
    Caterpillar, Inc.                               11,666   1,584,243       1.1%
#   CH Robinson Worldwide, Inc.                      4,869     382,363       0.3%
    Cintas Corp.                                     3,432     511,505       0.4%
*   Copart, Inc.                                     6,292     228,337       0.2%
    Deere & Co.                                      5,670     753,430       0.5%
    Delta Air Lines, Inc.                           14,541     727,486       0.5%
    Donaldson Co., Inc.                              4,002     188,934       0.1%
    Emerson Electric Co.                             8,855     570,793       0.4%
    Equifax, Inc.                                    2,259     245,169       0.2%
    Expeditors International of Washington, Inc.     4,196     244,963       0.2%
#   Fastenal Co.                                    11,399     535,411       0.4%
    FedEx Corp.                                      5,269   1,189,793       0.8%
    Fortive Corp.                                    4,240     306,382       0.2%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES   VALUE+    OF NET ASSETS**
                                               ------ ----------- ---------------
Industrials -- (Continued)
    General Dynamics Corp.                      4,983 $ 1,011,449       0.7%
    Graco, Inc.                                 1,468     193,468       0.1%
*   HD Supply Holdings, Inc.                    6,097     215,773       0.2%
    Huntington Ingalls Industries, Inc.         1,664     387,429       0.3%
    Illinois Tool Works, Inc.                   4,928     771,331       0.5%
    JB Hunt Transport Services, Inc.            3,589     381,834       0.3%
*   JetBlue Airways Corp.                       8,025     153,679       0.1%
    KAR Auction Services, Inc.                  3,947     186,812       0.1%
#   Lennox International, Inc.                    968     185,014       0.1%
    Lincoln Electric Holdings, Inc.             1,830     167,756       0.1%
    Lockheed Martin Corp.                       3,576   1,101,980       0.8%
#*  Middleby Corp. (The)                        1,608     186,367       0.1%
    MSC Industrial Direct Co., Inc. Class A     1,003      83,149       0.1%
    Nordson Corp.                               1,892     239,697       0.2%
    Northrop Grumman Corp.                      2,859     844,920       0.6%
    PACCAR, Inc.                                6,429     461,152       0.3%
    Robert Half International, Inc.             4,027     208,478       0.1%
    Rockwell Automation, Inc.                   2,048     411,279       0.3%
#   Rollins, Inc.                               4,763     209,143       0.2%
#*  Sensata Technologies Holding NV             5,361     262,207       0.2%
    Southwest Airlines Co.                     12,041     648,528       0.5%
    Spirit Aerosystems Holdings, Inc. Class A   4,162     333,376       0.2%
    Toro Co. (The)                              2,712     170,449       0.1%
*   TransUnion                                  4,803     252,109       0.2%
    Union Pacific Corp.                        15,234   1,763,945       1.3%
*   United Continental Holdings, Inc.          10,406     608,543       0.4%
    United Parcel Service, Inc. Class B         9,499   1,116,417       0.8%
*   United Rentals, Inc.                        3,212     454,434       0.3%
*   Verisk Analytics, Inc.                      5,060     430,353       0.3%
*   WABCO Holdings, Inc.                        1,544     227,848       0.2%
    Waste Management, Inc.                      7,872     646,842       0.5%
    Watsco, Inc.                                  730     121,596       0.1%
#   WW Grainger, Inc.                           1,660     328,182       0.2%
                                                      -----------      ----
Total Industrials                                      27,503,867      19.5%
                                                      -----------      ----
Information Technology -- (23.8%)
    Accenture P.L.C. Class A                   10,002   1,423,885       1.0%
    Alliance Data Systems Corp.                 1,841     411,887       0.3%
    Amphenol Corp. Class A                      3,978     346,086       0.2%
    Apple, Inc.                                34,396   5,814,300       4.1%
    Applied Materials, Inc.                    18,145   1,023,922       0.7%
    Automatic Data Processing, Inc.             6,829     793,940       0.6%
*   Black Knight, Inc.                          1,487      67,436       0.0%
    Booz Allen Hamilton Holding Corp.           4,237     160,116       0.1%
    Broadridge Financial Solutions, Inc.        3,308     284,223       0.2%
*   Cadence Design Systems, Inc.                5,733     247,436       0.2%
    CDK Global, Inc.                            2,876     182,799       0.1%
    CDW Corp.                                   3,893     272,510       0.2%
*   Citrix Systems, Inc.                        4,408     364,145       0.3%
*   CommScope Holding Co., Inc.                 6,377     204,957       0.1%
    CSRA, Inc.                                  4,286     137,109       0.1%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE+    OF NET ASSETS**
                                              ------ ----------- ---------------
Information Technology -- (Continued)
*   F5 Networks, Inc.                          1,952 $   236,719       0.2%
#*  First Data Corp. Class A                  14,498     258,209       0.2%
*   Fiserv, Inc.                               3,375     436,826       0.3%
*   Gartner, Inc.                              1,620     203,002       0.1%
#*  GoDaddy, Inc. Class A                      1,822      85,087       0.1%
    Harris Corp.                               4,461     621,507       0.4%
    International Business Machines Corp.     15,871   2,445,086       1.7%
    Intuit, Inc.                               3,080     465,142       0.3%
    Jabil, Inc.                                5,217     147,537       0.1%
    Jack Henry & Associates, Inc.              2,164     238,321       0.2%
    KLA-Tencor Corp.                           4,854     528,552       0.4%
    Mastercard, Inc. Class A                  13,478   2,005,122       1.4%
#*  Match Group, Inc.                          1,098      29,361       0.0%
    Maxim Integrated Products, Inc.            7,311     384,120       0.3%
*   Micron Technology, Inc.                   19,752     875,211       0.6%
    Microsoft Corp.                           66,985   5,571,812       3.9%
*   NCR Corp.                                  2,351      75,444       0.1%
    NVIDIA Corp.                               8,553   1,768,846       1.3%
    Paychex, Inc.                              5,323     339,554       0.2%
#   Sabre Corp.                                6,811     133,223       0.1%
#   Seagate Technology P.L.C.                  8,852     327,259       0.2%
    Skyworks Solutions, Inc.                   6,076     691,813       0.5%
*   Take-Two Interactive Software, Inc.        2,168     239,889       0.2%
    Texas Instruments, Inc.                   17,751   1,716,344       1.2%
    Total System Services, Inc.                6,908     497,721       0.4%
#*  Ubiquiti Networks, Inc.                    1,591      98,928       0.1%
#*  Vantiv, Inc. Class A                       5,404     378,280       0.3%
    Visa, Inc. Class A                        23,923   2,631,052       1.9%
    Western Union Co. (The)                   11,615     230,674       0.2%
*   Zebra Technologies Corp. Class A           1,695     196,603       0.1%
                                                     -----------      ----
Total Information Technology                          35,591,995      25.2%
                                                     -----------      ----
Materials -- (4.5%)
    Air Products & Chemicals, Inc.             2,478     395,068       0.3%
    Avery Dennison Corp.                       3,204     340,169       0.2%
*   Axalta Coating Systems, Ltd.               8,316     276,507       0.2%
*   Berry Global Group, Inc.                   3,497     207,897       0.2%
    Celanese Corp. Series A                    3,472     362,164       0.3%
    Chemours Co. (The)                         5,070     287,013       0.2%
*   Crown Holdings, Inc.                       3,419     205,721       0.2%
*   Freeport-McMoRan, Inc.                    51,573     720,990       0.5%
    Huntsman Corp.                             5,543     177,487       0.1%
    International Flavors & Fragrances, Inc.   1,630     240,295       0.2%
    International Paper Co.                    7,671     439,318       0.3%
    LyondellBasell Industries NV Class A       6,755     699,345       0.5%
    NewMarket Corp.                              319     127,724       0.1%
    Packaging Corp. of America                 3,240     376,715       0.3%
    PPG Industries, Inc.                       4,939     574,109       0.4%
    RPM International, Inc.                    3,701     197,374       0.1%
#   Scotts Miracle-Gro Co. (The)               1,566     156,005       0.1%
    Sealed Air Corp.                           4,478     198,062       0.1%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                                                    PERCENTAGE
                                                                            SHARES      VALUE+    OF NET ASSETS**
                                                                           --------- ------------ ---------------
Materials -- (Continued)
     Sherwin-Williams Co. (The)                                                1,173 $    463,511        0.3%
     Sonoco Products Co.                                                       2,630      136,208        0.1%
     WR Grace & Co.                                                            1,617      123,684        0.1%
                                                                                     ------------      -----
Total Materials                                                                         6,705,366        4.8%
                                                                                     ------------      -----
Telecommunication Services -- (2.8%)
#*   Sprint Corp.                                                             10,048       65,714        0.1%
*    T-Mobile US, Inc.                                                         5,421      324,013        0.2%
     Verizon Communications, Inc.                                             74,702    3,575,985        2.5%
*    Zayo Group Holdings, Inc.                                                 7,894      284,658        0.2%
                                                                                     ------------      -----
Total Telecommunication Services                                                        4,250,370        3.0%
                                                                                     ------------      -----
Utilities -- (0.2%)
*    Calpine Corp.                                                             8,614      128,693        0.1%
     NRG Energy, Inc.                                                          8,519      212,975        0.2%
                                                                                     ------------      -----
Total Utilities                                                                           341,668        0.3%
                                                                                     ------------      -----
TOTAL COMMON STOCKS                                                                   139,892,046       99.2%
                                                                                     ------------      -----
TOTAL INVESTMENT SECURITIES                                                           139,892,046
                                                                                     ------------
TEMPORARY CASH INVESTMENTS -- (1.1%)
     State Street Institutional U.S. Government Money Market Fund, 0.960%  1,715,083    1,715,083        1.2%
                                                                                     ------------      -----
SECURITIES LENDING COLLATERAL -- (5.4%)
(S)@ DFA Short Term Investment Fund                                          692,424    8,012,043        5.7%
                                                                                     ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $140,099,894)                                    $149,619,172      106.1%
                                                                                     ============      =====

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  --------------------------------------------
                                    LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ---------- ------- ------------
  Common Stocks
     Consumer Discretionary       $ 30,648,518         --   --    $ 30,648,518
     Consumer Staples               17,439,989         --   --      17,439,989
     Energy                          1,140,907         --   --       1,140,907
     Financials                      4,799,533         --   --       4,799,533
     Health Care                    11,469,833         --   --      11,469,833
     Industrials                    27,503,867         --   --      27,503,867
     Information Technology         35,591,995         --   --      35,591,995
     Materials                       6,705,366         --   --       6,705,366
     Telecommunication Services      4,250,370         --   --       4,250,370
     Utilities                         341,668         --   --         341,668
  Temporary Cash Investments         1,715,083         --   --       1,715,083
  Securities Lending Collateral             -- $8,012,043   --       8,012,043
                                  ------------ ----------   --    ------------
  TOTAL                           $141,607,129 $8,012,043   --    $149,619,172
                                  ============ ==========   ==    ============

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                              PERCENTAGE
                                          SHARES  VALUE++   OF NET ASSETS**
                                          ------ ---------- ---------------
    COMMON STOCKS -- (96.4%)
    AUSTRALIA -- (5.7%)
        Amcor, Ltd.                       10,778 $  130,807       0.2%
        AMP, Ltd.                         58,808    224,118       0.3%
        Aristocrat Leisure, Ltd.           8,738    157,968       0.2%
        BHP Billiton, Ltd.                33,542    690,589       1.0%
        BlueScope Steel, Ltd.              9,452     93,055       0.1%
        Brambles, Ltd.                    26,759    194,037       0.3%
        Caltex Australia, Ltd.             5,767    151,421       0.2%
        CIMIC Group, Ltd.                  1,610     59,729       0.1%
        Coca-Cola Amatil, Ltd.             9,975     62,276       0.1%
        Cochlear, Ltd.                       842    113,421       0.2%
        Computershare, Ltd.                8,719    104,232       0.2%
        CSL, Ltd.                          3,787    403,168       0.6%
    #   Domino's Pizza Enterprises, Ltd.   1,197     42,796       0.1%
        Downer EDI, Ltd.                   8,611     46,206       0.1%
        Evolution Mining, Ltd.            16,806     30,190       0.0%
        Flight Centre Travel Group, Ltd.     781     28,000       0.0%
        Fortescue Metals Group, Ltd.      35,292    125,484       0.2%
        Macquarie Group, Ltd.              2,395    180,678       0.3%
        Magellan Financial Group, Ltd.     1,603     29,807       0.0%
        Medibank Pvt, Ltd.                48,805    114,876       0.2%
        Orica, Ltd.                        6,120     98,025       0.1%
        Qantas Airways, Ltd.               6,535     30,843       0.1%
        Ramsay Health Care, Ltd.           2,787    142,888       0.2%
        REA Group, Ltd.                    1,042     57,773       0.1%
        Rio Tinto, Ltd.                    4,215    224,602       0.3%
        Seek, Ltd.                         5,107     71,913       0.1%
        Telstra Corp., Ltd.               34,814     94,485       0.1%
    #   TPG Telecom, Ltd.                  5,012     20,745       0.0%
        Woolworths, Ltd.                  11,925    236,409       0.4%
                                                 ----------       ---
    TOTAL AUSTRALIA                               3,960,541       5.8%
                                                 ----------       ---
    AUSTRIA -- (0.2%)
        OMV AG                             1,725    103,523       0.1%
        Voestalpine AG                     1,135     62,400       0.1%
                                                 ----------       ---
    TOTAL AUSTRIA                                   165,923       0.2%
                                                 ----------       ---
    BELGIUM -- (1.2%)
        Ageas                              2,286    110,860       0.2%
        Anheuser-Busch InBev SA/NV           184     22,562       0.0%
        Colruyt SA                           886     45,314       0.1%
        KBC Group NV                       2,058    170,956       0.2%
        Proximus SADP                      1,773     58,875       0.1%
        Solvay SA                          1,307    194,165       0.3%
        UCB SA                             1,250     90,995       0.1%
        Umicore SA                         2,572    114,943       0.2%
                                                 ----------       ---
    TOTAL BELGIUM                                   808,670       1.2%
                                                 ----------       ---
    CANADA -- (8.1%)
    #   Agrium, Inc.                       1,997    217,513       0.3%
    *   Air Canada                         1,300     25,756       0.0%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                            SHARES  VALUE++   OF NET ASSETS**
                                                            ------ ---------- ---------------
CANADA -- (Continued)
    Alimentation Couche-Tard, Inc. Class B                   3,500 $  164,107       0.2%
    Barrick Gold Corp.(067901108)                              998     14,421       0.0%
    Barrick Gold Corp.(2024644)                              8,918    128,852       0.2%
    BCE, Inc.                                                1,099     50,730       0.1%
    CAE, Inc.(124765108)                                       602     10,661       0.0%
    CAE, Inc.(2162760)                                       3,619     64,127       0.1%
    Canadian Imperial Bank of Commerce                       4,098    360,829       0.5%
    Canadian National Railway Co.                            6,138    494,048       0.7%
    Canadian Pacific Railway, Ltd.                             937    162,513       0.2%
#   Canadian Tire Corp., Ltd. Class A                        1,200    147,244       0.2%
    CCL Industries, Inc. Class B                             2,000     96,396       0.1%
*   CGI Group, Inc. Class A                                  3,398    180,570       0.3%
    CI Financial Corp.                                       4,400     97,816       0.1%
    Cogeco Communications, Inc.                                200     14,379       0.0%
    Constellation Software, Inc.                               300    170,680       0.3%
    Dollarama, Inc.                                          1,300    144,712       0.2%
    George Weston, Ltd.                                        920     77,245       0.1%
    Gildan Activewear, Inc.                                  3,018     92,351       0.1%
    IGM Financial, Inc.                                      1,400     49,343       0.1%
    Inter Pipeline, Ltd.                                     6,217    126,451       0.2%
    Jean Coutu Group PJC, Inc. (The) Class A                   700     13,283       0.0%
#   Keyera Corp.                                             2,540     74,776       0.1%
    Linamar Corp.                                              900     54,610       0.1%
    Loblaw Cos., Ltd.                                        1,900     98,056       0.2%
    Magna International, Inc.                                3,396    185,252       0.3%
    Maxar Technologies, Ltd.                                   500     31,629       0.1%
    Methanex Corp.                                             958     46,702       0.1%
    Metro, Inc.                                              3,603    113,416       0.2%
    National Bank of Canada                                  3,400    165,006       0.2%
    Northland Power, Inc.                                    1,300     24,859       0.0%
    Onex Corp.                                               1,300     98,802       0.2%
#   Peyto Exploration & Development Corp.                    1,712     23,356       0.0%
    Quebecor, Inc. Class B                                   1,341     50,601       0.1%
    Restaurant Brands International, Inc.                    1,300     83,990       0.1%
    Rogers Communications, Inc. Class B                      2,398    124,456       0.2%
    Royal Bank of Canada                                     9,264    723,982       1.1%
    Saputo, Inc.                                             3,215    116,080       0.2%
*   Seven Generations Energy, Ltd. Class A                   3,500     52,849       0.1%
    Shaw Communications, Inc. Class B(82028K200)             1,065     24,325       0.0%
    Shaw Communications, Inc. Class B(2801836)               5,600    127,878       0.2%
    Teck Resources, Ltd. Class B                             9,313    190,358       0.3%
    Toromont Industries, Ltd.                                1,200     52,898       0.1%
*   Valeant Pharmaceuticals International, Inc.(91911K102)   2,822     32,989       0.1%
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)     3,149     36,784       0.1%
    Vermilion Energy, Inc.                                   1,597     54,506       0.1%
    West Fraser Timber Co., Ltd.                             1,500     91,237       0.1%
    Winpak, Ltd.                                               300     11,580       0.0%
                                                                   ----------       ---
TOTAL CANADA                                                        5,595,004       8.3%
                                                                   ----------       ---
DENMARK -- (1.6%)
    Novo Nordisk A.S. Class B                               19,051    948,527       1.4%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES  VALUE++   OF NET ASSETS**
                                              ------ ---------- ---------------
DENMARK -- (Continued)
    Pandora A.S.                               1,728 $  163,169       0.2%
                                                     ----------       ---
TOTAL DENMARK                                         1,111,696       1.6%
                                                     ----------       ---
FINLAND -- (0.8%)
    Elisa Oyj                                  2,135     85,970       0.1%
    Kone Oyj Class B                           3,603    195,009       0.3%
    Neste Oyj                                  1,522     84,732       0.1%
    Orion Oyj Class B                            694     28,443       0.1%
    UPM-Kymmene Oyj                            2,595     77,934       0.1%
    Wartsila Oyj Abp                           1,774    114,187       0.2%
                                                     ----------       ---
TOTAL FINLAND                                           586,275       0.9%
                                                     ----------       ---
FRANCE -- (9.1%)
    Aeroports de Paris                           402     67,683       0.1%
    Airbus SE                                  4,387    450,172       0.7%
    Arkema SA                                  1,262    159,430       0.2%
    Atos SE                                    1,538    238,876       0.4%
    BioMerieux                                   231     18,119       0.0%
    Bouygues SA                                4,696    225,378       0.3%
    Bureau Veritas SA                          3,486     93,349       0.1%
    Carrefour SA                               9,081    182,759       0.3%
    Cie Generale des Etablissements Michelin   3,553    514,284       0.8%
    Danone SA                                  2,554    208,741       0.3%
    Eiffage SA                                 1,506    157,310       0.2%
    Electricite de France SA                   9,188    120,251       0.2%
    Eutelsat Communications SA                   442     11,071       0.0%
    Faurecia                                   1,551    112,751       0.2%
    Hermes International                         215    111,608       0.2%
    Iliad SA                                     473    118,070       0.2%
    Ipsen SA                                     308     37,240       0.1%
    Legrand SA                                 3,361    249,421       0.4%
    LVMH Moet Hennessy Louis Vuitton SE        2,388    712,252       1.0%
    Orange SA                                 17,236    283,147       0.4%
    Peugeot SA                                10,755    255,168       0.4%
    Publicis Groupe SA                         2,812    183,041       0.3%
    Safran SA                                  2,635    277,524       0.4%
    Sartorius Stedim Biotech                     171     11,654       0.0%
    SEB SA                                       403     75,101       0.1%
    SES SA                                     6,218    101,129       0.1%
    Sodexo SA                                  1,172    149,105       0.2%
    Teleperformance                              951    138,888       0.2%
    Thales SA                                  1,717    178,935       0.3%
*   Ubisoft Entertainment SA                     931     71,035       0.1%
    Valeo SA                                   4,287    290,248       0.4%
    Vinci SA                                   4,852    475,387       0.7%
                                                     ----------       ---
TOTAL FRANCE                                          6,279,127       9.3%
                                                     ----------       ---
GERMANY -- (8.1%)
    BASF SE                                    6,528    713,859       1.1%
    Bayer AG                                   6,254    813,513       1.2%
    Bayerische Motoren Werke AG                3,179    326,039       0.5%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 GERMANY -- (Continued)
     Continental AG                           1,152 $  293,177       0.4%
     Covestro AG                              1,671    160,633       0.2%
     Deutsche Lufthansa AG                    5,327    171,145       0.3%
     Deutsche Post AG                         7,604    348,568       0.5%
     Deutsche Telekom AG                     34,450    623,797       0.9%
     E.ON SE                                 32,916    389,871       0.6%
     Fielmann AG                                368     32,335       0.0%
     Fresenius SE & Co. KGaA                  3,076    257,511       0.4%
     Hochtief AG                                324     57,233       0.1%
     Innogy SE                                2,696    125,380       0.2%
     KION Group AG                              968     77,564       0.1%
     Lanxess AG                               1,689    132,432       0.2%
 *   METRO AG                                 3,036     57,551       0.1%
     MTU Aero Engines AG                        795    134,531       0.2%
     ProSiebenSat.1 Media SE                  2,640     92,991       0.1%
     Rational AG                                 58     38,267       0.1%
     RTL Group SA                               439     32,618       0.0%
 *   RWE AG                                  11,550    290,412       0.4%
     Symrise AG                               1,512    117,825       0.2%
     ThyssenKrupp AG                          5,673    152,184       0.2%
     United Internet AG                       1,915    121,450       0.2%
     Volkswagen AG                              375     70,030       0.1%
                                                    ----------       ---
 TOTAL GERMANY                                       5,630,916       8.3%
                                                    ----------       ---
 HONG KONG -- (2.5%)
     AIA Group, Ltd.                         37,000    278,813       0.4%
     ASM Pacific Technology, Ltd.             5,700     83,166       0.1%
     BOC Aviation, Ltd.                       2,600     13,982       0.0%
     Galaxy Entertainment Group, Ltd.        21,000    143,207       0.2%
     HKT Trust & HKT, Ltd.                   69,000     84,199       0.1%
     Hong Kong Exchanges & Clearing, Ltd.     9,898    275,800       0.4%
     Li & Fung, Ltd.                         88,000     44,351       0.1%
     Man Wah Holdings, Ltd.                  12,400     11,203       0.0%
     Melco International Development, Ltd.    8,000     21,925       0.0%
 #   MGM China Holdings, Ltd.                10,400     23,462       0.0%
     PCCW, Ltd.                              79,000     43,558       0.1%
     Prada SpA                                5,100     17,590       0.0%
     Samsonite International SA              24,300    101,609       0.2%
     Sands China, Ltd.                       16,800     79,256       0.1%
     Techtronic Industries Co., Ltd.         25,000    146,755       0.2%
     VTech Holdings, Ltd.                     2,800     39,807       0.1%
     WH Group, Ltd.                         158,000    160,114       0.2%
     Wynn Macau, Ltd.                        23,200     59,562       0.1%
     Xinyi Glass Holdings, Ltd.              38,000     36,823       0.1%
     Yue Yuen Industrial Holdings, Ltd.      12,500     47,881       0.1%
                                                    ----------       ---
 TOTAL HONG KONG                                     1,713,063       2.5%
                                                    ----------       ---
 IRELAND -- (0.5%)
 #   CRH P.L.C. Sponsored ADR                   941     35,306       0.1%
     Kerry Group P.L.C. Class A               1,578    158,911       0.2%
     Kingspan Group P.L.C.                    1,571     65,675       0.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                     SHARES   VALUE++   OF NET ASSETS**
                                                     ------- ---------- ---------------
IRELAND -- (Continued)
    Smurfit Kappa Group P.L.C.                         2,404 $   71,714       0.1%
                                                             ----------       ---
TOTAL IRELAND                                                   331,606       0.5%
                                                             ----------       ---
ISRAEL -- (0.4%)
    Bank Hapoalim BM                                   5,261     37,249       0.1%
    Bank Leumi Le-Israel BM                           11,183     61,817       0.1%
    Bezeq The Israeli Telecommunication Corp., Ltd.   11,376     16,997       0.0%
    Elbit Systems, Ltd.(6308913)                         170     25,231       0.1%
    Elbit Systems, Ltd.(M3760D101)                       108     16,051       0.0%
    Frutarom Industries, Ltd.                            315     25,941       0.1%
    Israel Chemicals, Ltd.                             4,804     20,033       0.0%
    Mizrahi Tefahot Bank, Ltd.                         1,391     25,112       0.0%
*   Tower Semiconductor, Ltd.                            700     23,142       0.0%
                                                             ----------       ---
TOTAL ISRAEL                                                    251,573       0.4%
                                                             ----------       ---
ITALY -- (2.1%)
    Atlantia SpA                                       6,296    205,253       0.3%
    CNH Industrial NV                                 13,310    169,818       0.2%
    Enel SpA                                          57,414    356,063       0.5%
#   Ferrari NV                                         1,296    155,105       0.2%
    Fiat Chrysler Automobiles NV                      15,149    261,946       0.4%
*   GEDI Gruppo Editoriale SpA                           733        652       0.0%
    Moncler SpA                                        1,868     53,030       0.1%
    Prysmian SpA                                       1,960     67,442       0.1%
    Recordati SpA                                        880     40,896       0.1%
*   Telecom Italia SpA                               169,983    147,083       0.2%
                                                             ----------       ---
TOTAL ITALY                                                   1,457,288       2.1%
                                                             ----------       ---
JAPAN -- (22.2%)
    Aeon Co., Ltd.                                     7,400    114,459       0.2%
    Ain Holdings, Inc.                                   300     20,524       0.0%
    Air Water, Inc.                                    2,800     53,736       0.1%
    Aisin Seiki Co., Ltd.                              2,200    113,965       0.2%
    Alps Electric Co., Ltd.                            4,700    143,839       0.2%
    Asahi Group Holdings, Ltd.                         2,800    127,843       0.2%
    Asahi Intecc Co., Ltd.                               500     28,848       0.0%
    Astellas Pharma, Inc.                             17,900    238,229       0.3%
    Bandai Namco Holdings, Inc.                        2,500     85,670       0.1%
    Bridgestone Corp.                                  7,500    358,278       0.5%
    Brother Industries, Ltd.                           3,800     92,466       0.1%
    Calbee, Inc.                                       1,400     47,248       0.1%
    Cosmos Pharmaceutical Corp.                          100     20,820       0.0%
    CyberAgent, Inc.                                   1,800     55,745       0.1%
    Daicel Corp.                                       5,400     67,422       0.1%
    Daiichikosho Co., Ltd.                               500     23,561       0.0%
    Daikin Industries, Ltd.                            2,400    265,226       0.4%
    Daito Trust Construction Co., Ltd.                   600    104,901       0.2%
    Daiwa House Industry Co., Ltd.                     5,800    212,587       0.3%
    DIC Corp.                                          1,600     59,392       0.1%
    Disco Corp.                                          300     69,518       0.1%
    DMG Mori Co., Ltd.                                 1,400     28,232       0.0%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
 JAPAN -- (Continued)
     Fast Retailing Co., Ltd.                     300 $100,372       0.1%
     FP Corp.                                     400   21,020       0.0%
     Fuji Electric Co., Ltd.                   12,000   86,941       0.1%
     Fujikura, Ltd.                             6,200   54,112       0.1%
     Fujitsu General, Ltd.                      1,000   19,125       0.0%
     Fujitsu, Ltd.                             19,000  148,057       0.2%
     Furukawa Electric Co., Ltd.                1,400   85,233       0.1%
     GMO Payment Gateway, Inc.                    400   29,267       0.0%
 #   GungHo Online Entertainment, Inc.          7,000   18,837       0.0%
     Haseko Corp.                               5,200   75,511       0.1%
     Hikari Tsushin, Inc.                         300   38,838       0.1%
     Hino Motors, Ltd.                          5,400   69,503       0.1%
     HIS Co., Ltd.                                800   26,788       0.0%
     Hitachi Capital Corp.                      1,000   24,447       0.0%
     Hitachi, Ltd.                             57,000  453,911       0.7%
     Hoya Corp.                                 2,900  157,559       0.2%
     Idemitsu Kosan Co., Ltd.                   2,700   78,921       0.1%
     IHI Corp.                                  3,500  126,066       0.2%
     Isuzu Motors, Ltd.                        12,200  178,186       0.3%
     Ito En, Ltd.                                 800   28,011       0.0%
     Izumi Co., Ltd.                              500   25,929       0.0%
     Japan Airlines Co., Ltd.                   1,800   61,609       0.1%
     Japan Exchange Group, Inc.                 8,300  149,636       0.2%
     Japan Lifeline Co., Ltd.                     400   19,188       0.0%
     Japan Tobacco, Inc.                        9,600  317,762       0.5%
     JTEKT Corp.                                4,600   76,220       0.1%
     JXTG Holdings, Inc.                       33,100  170,922       0.3%
     Kajima Corp.                              18,000  186,687       0.3%
 #   Kakaku.com, Inc.                           1,700   23,343       0.0%
     Kaken Pharmaceutical Co., Ltd.               400   20,271       0.0%
     Kao Corp.                                  4,100  247,784       0.4%
     KDDI Corp.                                18,800  500,882       0.7%
     Keihan Holdings Co., Ltd.                  1,400   42,778       0.1%
     Kirin Holdings Co., Ltd.                   8,300  199,232       0.3%
     Koito Manufacturing Co., Ltd.              1,800  120,698       0.2%
     Konami Holdings Corp.                        900   43,835       0.1%
     Kose Corp.                                   500   60,806       0.1%
     Kyudenko Corp.                               700   30,907       0.0%
     Lawson, Inc.                               1,000   65,299       0.1%
     M3, Inc.                                   2,900   86,497       0.1%
     MEIJI Holdings Co., Ltd.                   1,000   81,750       0.1%
     Minebea Mitsumi, Inc.                      5,300   97,165       0.1%
     Miraca Holdings, Inc.                      1,400   65,138       0.1%
     Mitsubishi Chemical Holdings Corp.        18,100  189,060       0.3%
     Mitsubishi UFJ Lease & Finance Co., Ltd.  11,100   58,563       0.1%
     Mitsui Chemicals, Inc.                     4,200  129,511       0.2%
     Mitsui Mining & Smelting Co., Ltd.         1,500   78,053       0.1%
     Mixi, Inc.                                   900   43,877       0.1%
 #   MonotaRO Co., Ltd.                           700   19,276       0.0%
     Morinaga & Co., Ltd.                         400   22,724       0.0%
     Nichirei Corp.                             2,200   56,633       0.1%
     Nifco, Inc.                                  600   39,169       0.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                             PERCENTAGE
                                           SHARES VALUE++  OF NET ASSETS**
                                           ------ -------- ---------------
     JAPAN -- (Continued)
         Nihon M&A Center, Inc.               700 $ 33,512       0.0%
         Nippon Paint Holdings Co., Ltd.    2,400   84,669       0.1%
         Nipro Corp.                        2,400   34,990       0.1%
         Nissan Chemical Industries, Ltd.   1,300   48,489       0.1%
         Nissan Motor Co., Ltd.            27,500  267,448       0.4%
         Nitori Holdings Co., Ltd.            300   43,599       0.1%
         Nitto Denko Corp.                  1,300  120,884       0.2%
         NTN Corp.                          7,000   34,001       0.1%
         NTT Data Corp.                     8,600  100,162       0.1%
         NTT DOCOMO, Inc.                  14,600  353,594       0.5%
         Obayashi Corp.                    11,000  144,026       0.2%
         Oji Holdings Corp.                10,000   58,610       0.1%
         Olympus Corp.                      4,300  160,023       0.2%
         Oracle Corp.                         800   67,692       0.1%
         Otsuka Corp.                         600   40,901       0.1%
         Panasonic Corp.                   20,700  312,557       0.5%
     #   Park24 Co., Ltd.                   1,200   27,738       0.0%
         Persol Holdings Co., Ltd.          2,700   66,948       0.1%
         Pigeon Corp.                       1,900   67,427       0.1%
         Pilot Corp.                          100    5,056       0.0%
         Recruit Holdings Co., Ltd.         8,900  218,207       0.3%
         Relo Group, Inc.                   1,700   42,088       0.1%
     *   Renesas Electronics Corp.          3,400   43,959       0.1%
         Ryohin Keikaku Co., Ltd.             400  117,999       0.2%
         Sankyu, Inc.                       1,200   49,612       0.1%
         Sanwa Holdings Corp.               2,700   33,859       0.0%
         Sapporo Holdings, Ltd.             1,100   34,857       0.1%
         SCREEN Holdings Co., Ltd.            700   54,865       0.1%
         SCSK Corp.                           500   21,562       0.0%
         Seibu Holdings, Inc.               3,400   60,784       0.1%
         Seiko Epson Corp.                  4,400  104,998       0.2%
         Sekisui Chemical Co., Ltd.         6,500  131,198       0.2%
         Seria Co., Ltd.                      500   28,452       0.0%
         Seven & I Holdings Co., Ltd.       7,900  318,405       0.5%
         Seven Bank, Ltd.                  10,300   38,092       0.1%
     #*  Sharp Corp.                        1,300   41,356       0.1%
         Shimizu Corp.                     12,000  141,245       0.2%
         Shionogi & Co., Ltd.               1,000   53,837       0.1%
         Showa Denko K.K.                   3,300  110,573       0.2%
         Showa Shell Sekiyu K.K.            4,800   56,627       0.1%
         Skylark Co., Ltd.                  1,400   20,940       0.0%
         SoftBank Group Corp.               7,900  700,115       1.0%
         Sony Corp.                        11,200  468,548       0.7%
         Start Today Co., Ltd.              2,600   71,213       0.1%
         Subaru Corp.                       6,600  228,024       0.3%
         Sumitomo Chemical Co., Ltd.       34,000  238,947       0.4%
         Sumitomo Forestry Co., Ltd.        2,000   33,680       0.0%
         Sumitomo Rubber Industries, Ltd.   3,700   70,255       0.1%
         Sundrug Co., Ltd.                  1,000   43,518       0.1%
         Suntory Beverage & Food, Ltd.      1,400   64,417       0.1%
         Suzuki Motor Corp.                 3,400  186,229       0.3%
         Sysmex Corp.                       1,200   82,128       0.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------ ----------- ---------------
 JAPAN -- (Continued)
     Taiheiyo Cement Corp.                    2,600 $   103,919       0.2%
     Taisei Corp.                             3,200     177,302       0.3%
     Taiyo Nippon Sanso Corp.                 2,200      26,416       0.0%
     Teijin, Ltd.                             4,700      99,477       0.1%
     Terumo Corp.                             2,500     104,176       0.2%
     Tokyo Century Corp.                        700      30,534       0.0%
     Tokyo Electron, Ltd.                     1,300     228,904       0.3%
     Toray Industries, Inc.                  11,400     115,387       0.2%
     Tosoh Corp.                              5,500     118,694       0.2%
     Toyo Tire & Rubber Co., Ltd.             1,500      33,940       0.1%
     Toyoda Gosei Co., Ltd.                   1,000      24,452       0.0%
     Toyota Boshoku Corp.                     1,100      22,151       0.0%
     Trend Micro, Inc.                        1,600      85,798       0.1%
     Tsuruha Holdings, Inc.                     300      37,195       0.1%
     Ube Industries, Ltd.                     1,900      58,368       0.1%
     Ulvac, Inc.                                500      35,422       0.1%
     Unicharm Corp.                           2,800      63,716       0.1%
     USS Co., Ltd.                            1,800      36,387       0.1%
     Welcia Holdings Co., Ltd.                  700      26,567       0.0%
     Yahoo Japan Corp.                       12,500      55,886       0.1%
     Yamaha Motor Co., Ltd.                   6,200     186,078       0.3%
     Yamazaki Baking Co., Ltd.                2,500      45,000       0.1%
     Yaskawa Electric Corp.                   3,000     107,492       0.2%
     Zenkoku Hosho Co., Ltd.                    600      24,653       0.0%
     Zensho Holdings Co., Ltd.                1,300      24,095       0.0%
                                                    -----------      ----
 TOTAL JAPAN                                         15,339,342      22.6%
                                                    -----------      ----
 NETHERLANDS -- (3.2%)
     Akzo Nobel NV                            3,532     318,872       0.5%
 *   Altice NV Class A                        1,999      37,698       0.1%
     GrandVision NV                             801      19,991       0.0%
     Heineken NV                              1,990     193,891       0.3%
     Koninklijke KPN NV                      69,740     239,967       0.3%
     RELX NV                                  7,355     166,052       0.2%
     Unilever NV                             15,878     920,289       1.4%
     Wolters Kluwer NV                        5,896     288,978       0.4%
                                                    -----------      ----
 TOTAL NETHERLANDS                                    2,185,738       3.2%
                                                    -----------      ----
 NEW ZEALAND -- (0.2%)
 *   a2 Milk Co., Ltd.                        7,483      44,426       0.1%
     Air New Zealand, Ltd.                   10,484      23,685       0.0%
     Fisher & Paykel Healthcare Corp., Ltd.   2,889      26,204       0.0%
     Spark New Zealand, Ltd.                 18,554      46,747       0.1%
     Z Energy, Ltd.                           5,191      26,182       0.0%
                                                    -----------      ----
 TOTAL NEW ZEALAND                                      167,244       0.2%
                                                    -----------      ----
 NORWAY -- (0.8%)
     Aker BP ASA                              1,492      34,371       0.1%
     Austevoll Seafood ASA                    2,032      20,339       0.0%
     Bakkafrost P/F                             550      24,576       0.0%
     Leroy Seafood Group ASA                  7,532      45,233       0.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                    SHARES  VALUE++   OF NET ASSETS**
                                                    ------ ---------- ---------------
NORWAY -- (Continued)
    Marine Harvest ASA                               6,167 $  120,438       0.2%
    Salmar ASA                                         814     24,269       0.0%
#   Statoil ASA                                      8,863    180,074       0.3%
    Telenor ASA 6,143                                         130,439       0.2%
                                                           ----------       ---
TOTAL NORWAY                                                  579,739       0.9%
                                                           ----------       ---
PORTUGAL -- (0.1%)
    Jeronimo Martins SGPS SA                         2,178     39,572       0.1%
                                                           ----------       ---
SINGAPORE -- (1.0%)
    Dairy Farm International Holdings, Ltd.          6,800     55,615       0.1%
    Great Eastern Holdings, Ltd.                       500      9,623       0.0%
    Jardine Cycle & Carriage, Ltd.                     800     23,133       0.0%
    Olam International, Ltd.                        15,500     26,729       0.0%
    SATS, Ltd.                                      13,800     47,602       0.1%
    SembCorp Industries, Ltd.                       14,000     33,907       0.1%
    Singapore Airlines, Ltd.                         9,400     70,842       0.1%
    Singapore Exchange, Ltd.                        10,200     57,402       0.1%
    Singapore Technologies Engineering, Ltd.        21,200     54,123       0.1%
    Singapore Telecommunications, Ltd.              62,300    172,351       0.2%
    StarHub, Ltd.                                   11,600     22,388       0.0%
    United Overseas Bank, Ltd.                       2,700     48,778       0.1%
    Venture Corp., Ltd.                              3,200     45,743       0.1%
    Wilmar International, Ltd.                       9,500     23,640       0.0%
                                                           ----------       ---
TOTAL SINGAPORE                                               691,876       1.0%
                                                           ----------       ---
SPAIN -- (3.0%)
    Abertis Infraestructuras SA                      9,177    198,488       0.3%
    ACS Actividades de Construccion y Servicios SA   3,907    153,997       0.2%
    Aena SME SA                                      1,099    201,638       0.3%
    Amadeus IT Group SA                              6,239    423,309       0.6%
    Enagas SA                                        2,973     85,634       0.1%
    Endesa SA                                        5,090    116,501       0.2%
    Gas Natural SDG SA                               2,665     57,024       0.1%
    Grifols SA                                       4,104    128,434       0.2%
    Industria de Diseno Textil SA                    6,852    256,114       0.4%
    Telefonica SA                                   42,271    443,231       0.6%
                                                           ----------       ---
TOTAL SPAIN                                                 2,064,370       3.0%
                                                           ----------       ---
SWEDEN -- (2.8%)
    Atlas Copco AB Class A                           6,112    268,020       0.4%
    Atlas Copco AB Class B                           3,470    137,753       0.2%
    Axfood AB                                        1,355     24,501       0.0%
    Boliden AB                                       4,957    173,454       0.3%
    Electrolux AB Series B                           4,503    159,166       0.2%
#   Hennes & Mauritz AB Class B                      8,635    216,696       0.3%
    Indutrade AB                                       626     17,359       0.0%
    Loomis AB Class B                                1,143     45,859       0.1%
#   NCC AB Class B                                   1,590     34,306       0.1%
    Sandvik AB                                      12,402    226,380       0.3%
    Securitas AB Class B                             5,891    103,363       0.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                          SHARES   VALUE++   OF NET ASSETS**
                                          ------- ---------- ---------------
    SWEDEN -- (Continued)
        SKF AB Class B                      7,932 $  184,331       0.3%
        Volvo AB Class A                    1,888     37,393       0.1%
        Volvo AB Class B                   17,355    343,737       0.5%
                                                  ----------       ---
    TOTAL SWEDEN                                   1,972,318       2.9%
                                                  ----------       ---
    SWITZERLAND -- (7.3%)
        ABB, Ltd.                          19,985    521,909       0.8%
        Adecco Group AG                     3,055    242,376       0.4%
        EMS-Chemie Holding AG                 102     66,868       0.1%
        Flughafen Zurich AG                   289     62,850       0.1%
        Geberit AG                            518    234,526       0.3%
        Givaudan SA                           189    422,092       0.6%
        Kuehne + Nagel International AG       907    158,467       0.2%
        Logitech International SA           1,896     67,934       0.1%
        Lonza Group AG                        999    265,396       0.4%
        Nestle SA                           4,640    390,403       0.6%
        Partners Group Holding AG             248    166,802       0.3%
        Roche Holding AG(7108918)             261     60,652       0.1%
        Roche Holding AG(7110388)           5,911  1,366,215       2.0%
        Schindler Holding AG                  394     87,016       0.1%
        SGS SA                                 78    192,624       0.3%
        Sika AG                                37    273,854       0.4%
        Sonova Holding AG                     833    150,383       0.2%
        Straumann Holding AG                  132     92,162       0.1%
        Swisscom AG                           309    156,114       0.2%
        Temenos Group AG                      890    102,770       0.2%
                                                  ----------       ---
    TOTAL SWITZERLAND                              5,081,413       7.5%
                                                  ----------       ---
    UNITED KINGDOM -- (15.5%)
        Admiral Group P.L.C.                2,800     71,528       0.1%
        Ashtead Group P.L.C.                9,908    255,225       0.4%
        AstraZeneca P.L.C.                    176     11,908       0.0%
    #   AstraZeneca P.L.C. Sponsored ADR   22,177    765,106       1.1%
        BAE Systems P.L.C.                 59,568    469,237       0.7%
        Berkeley Group Holdings P.L.C.      2,271    112,847       0.2%
        BHP Billiton P.L.C.                 3,623     65,597       0.1%
        BT Group P.L.C.                    88,241    304,037       0.5%
        Bunzl P.L.C.                        6,188    192,759       0.3%
        Burberry Group P.L.C.               7,115    179,707       0.3%
        Capita P.L.C.                       9,109     63,435       0.1%
        Centrica P.L.C.                   104,705    236,127       0.4%
        Compass Group P.L.C.               13,108    287,774       0.4%
        Croda International P.L.C.          2,155    119,763       0.2%
        Diageo P.L.C. Sponsored ADR         4,657    638,056       0.9%
        DS Smith P.L.C.                    19,315    133,581       0.2%
        Evraz P.L.C.                        4,926     18,880       0.0%
        Experian P.L.C.                    15,450    325,505       0.5%
        Ferguson P.L.C.                     5,488    383,776       0.6%
        Fresnillo P.L.C.                    3,321     57,434       0.1%
        G4S P.L.C.                         21,838     81,487       0.1%
        GKN P.L.C.                         28,906    121,835       0.2%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                   SHARES     VALUE++   OF NET ASSETS**
                                                  --------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    GlaxoSmithKline P.L.C.                              786 $    14,107       0.0%
#   GlaxoSmithKline P.L.C. Sponsored ADR             16,902     615,740       0.9%
    Hargreaves Lansdown P.L.C.                        3,131      65,770       0.1%
    Imperial Brands P.L.C.                            7,910     322,503       0.5%
    International Consolidated Airlines Group SA     13,183     111,342       0.2%
    Intertek Group P.L.C.                             2,352     169,441       0.3%
    ITV P.L.C.                                       43,714      95,555       0.1%
    JD Sports Fashion P.L.C.                          4,242      20,145       0.0%
    Johnson Matthey P.L.C.                            1,721      77,265       0.1%
    Mondi P.L.C.                                      6,318     152,796       0.2%
    Next P.L.C.                                       1,888     123,412       0.2%
    Reckitt Benckiser Group P.L.C.                    5,379     481,241       0.7%
    RELX P.L.C.                                         549      12,633       0.0%
    RELX P.L.C. Sponsored ADR                         6,403     149,766       0.2%
    Rentokil Initial P.L.C.                          25,298     112,813       0.2%
    Rightmove P.L.C.                                  1,037      57,210       0.1%
    Rio Tinto P.L.C. Sponsored ADR                   11,555     553,831       0.8%
    Rolls-Royce Holdings P.L.C.(B63H849)             31,777     410,653       0.6%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)          1,386,026       1,841       0.0%
    Sage Group P.L.C. (The)                          10,556     104,490       0.2%
    Smith & Nephew P.L.C.                            12,195     230,017       0.3%
    Smiths Group P.L.C.                               6,398     133,500       0.2%
    Spirax-Sarco Engineering P.L.C.                   1,022      76,687       0.1%
    SSE P.L.C.                                       20,769     381,441       0.6%
    St James's Place P.L.C.                           9,909     154,877       0.2%
    Tesco P.L.C.                                    151,826     365,838       0.5%
    TUI AG                                            8,190     147,921       0.2%
    Unilever P.L.C. Sponsored ADR                    10,038     568,653       0.8%
    Whitbread P.L.C.                                    403      19,766       0.0%
    Worldpay Group P.L.C.                            22,397     120,733       0.2%
                                                            -----------      ----
TOTAL UNITED KINGDOM                                         10,747,591      15.9%
                                                            -----------      ----
TOTAL COMMON STOCKS                                          66,760,885      98.4%
                                                            -----------      ----
PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
    Bayerische Motoren Werke AG                         668      58,612       0.1%
    Fuchs Petrolub SE                                   639      35,983       0.1%
    Sartorius AG                                        514      47,995       0.1%
    Schaeffler AG                                     1,918      30,581       0.0%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                             SHARES    VALUE++   OF NET ASSETS**
                                             ------- ----------- ---------------
    GERMANY -- (Continued)
             Volkswagen AG                     1,936 $   354,488        0.5%
                                                     -----------      -----
    TOTAL GERMANY                                        527,659        0.8%
                                                     -----------      -----
    TOTAL PREFERRED STOCKS                               527,659        0.8%
                                                     -----------      -----
    TOTAL INVESTMENT SECURITIES                       67,288,544
                                                     -----------

                                                                   PERCENTAGE
                                             SHARES    VALUE+    OF NET ASSETS**
                                             ------- ----------- ---------------
    SECURITIES LENDING COLLATERAL -- (2.8%)
    (S)@     DFA Short Term Investment Fund  167,908   1,942,864        2.9%
                                                     -----------      -----
    TOTAL INVESTMENTS -- (100.0%) (Cost $65,511,817) $69,231,408      102.1%
                                                     ===========      =====

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  -------------------------------------------
                                    LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ----------- ----------- ------- -----------
   Common Stocks
      Australia                            -- $ 3,960,541   --    $ 3,960,541
      Austria                              --     165,923   --        165,923
      Belgium                              --     808,670   --        808,670
      Canada                      $ 5,595,004          --   --      5,595,004
      Denmark                              --   1,111,696   --      1,111,696
      Finland                              --     586,275   --        586,275
      France                               --   6,279,127   --      6,279,127
      Germany                              --   5,630,916   --      5,630,916
      Hong Kong                            --   1,713,063   --      1,713,063
      Ireland                          35,306     296,300   --        331,606
      Israel                           39,193     212,380   --        251,573
      Italy                           155,105   1,302,183   --      1,457,288
      Japan                                --  15,339,342   --     15,339,342
      Netherlands                     920,289   1,265,449   --      2,185,738
      New Zealand                          --     167,244   --        167,244
      Norway                               --     579,739   --        579,739
      Portugal                             --      39,572   --         39,572
      Singapore                            --     691,876   --        691,876
      Spain                                --   2,064,370   --      2,064,370
      Sweden                               --   1,972,318   --      1,972,318
      Switzerland                      67,934   5,013,479   --      5,081,413
      United Kingdom                3,291,152   7,456,439   --     10,747,591
   Preferred Stocks
      Germany                              --     527,659   --        527,659
   Securities Lending Collateral           --   1,942,864   --      1,942,864
                                  ----------- -----------   --    -----------
   TOTAL                          $10,103,983 $59,127,425   --    $69,231,408
                                  =========== ===========   ==    ===========

                        THE U.S. LARGE CAP VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE+    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
COMMON STOCKS -- (97.2%)
Consumer Discretionary -- (13.2%)
#   Adient P.L.C.                                                   217,853 $ 18,378,079       0.1%
#   Autoliv, Inc.                                                   316,100   39,468,246       0.1%
#*  AutoNation, Inc.                                                319,216   15,130,838       0.1%
#   Best Buy Co., Inc.                                            1,444,806   80,880,240       0.3%
#   BorgWarner, Inc.                                              1,060,592   55,914,410       0.2%
#   CalAtlantic Group, Inc.                                          14,193      700,283       0.0%
    Carnival Corp.                                                1,262,724   83,832,246       0.3%
    CBS Corp. Class A                                                 7,236      411,222       0.0%
*   Charter Communications, Inc. Class A                            996,600  333,033,822       1.2%
    Comcast Corp. Class A                                        21,211,780  764,260,433       2.8%
#*  Discovery Communications, Inc. Class A                          644,292   12,164,233       0.0%
*   Discovery Communications, Inc. Class C                          621,252   11,064,498       0.0%
*   Dollar Tree, Inc.                                               369,560   33,722,350       0.1%
    DR Horton, Inc.                                               3,009,706  133,059,102       0.5%
#   Ford Motor Co.                                               16,011,353  196,459,301       0.7%
#   Garmin, Ltd.                                                    440,060   24,911,797       0.1%
    General Motors Co.                                            6,055,833  260,279,702       0.9%
#   Gentex Corp.                                                  1,088,259   21,123,107       0.1%
    Goodyear Tire & Rubber Co. (The)                              1,527,554   46,727,877       0.2%
*   Hyatt Hotels Corp. Class A                                       44,108    2,763,807       0.0%
#   International Game Technology P.L.C.                             11,477      269,710       0.0%
#   Kohl's Corp.                                                  1,387,664   57,948,849       0.2%
    Lear Corp.                                                      274,404   48,182,598       0.2%
#   Lennar Corp. Class A                                          1,456,943   81,108,017       0.3%
    Lennar Corp. Class B                                              8,428      404,123       0.0%
*   Liberty Broadband Corp. Class A                                  27,366    2,359,223       0.0%
#*  Liberty Broadband Corp. Class C                                 166,490   14,532,912       0.1%
#*  Liberty Interactive Corp., QVC Group Class A                  2,762,021   62,753,117       0.2%
#*  Liberty Media Corp.-Liberty Braves Class A                       13,703      321,747       0.0%
#*  Liberty Media Corp.-Liberty Braves Class C                       24,606      580,948       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A                  39,281    1,429,828       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class C                  78,562    2,996,355       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                    157,126    6,553,726       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                    314,252   13,088,596       0.0%
#*  Liberty Ventures Series A                                        59,566    3,392,879       0.0%
*   LKQ Corp.                                                       952,373   35,894,938       0.1%
#   Macy's, Inc.                                                  1,470,252   27,581,928       0.1%
*   Madison Square Garden Co. (The) Class A                          12,058    2,685,196       0.0%
#   MGM Resorts International                                     2,471,336   77,476,384       0.3%
*   Mohawk Industries, Inc.                                         535,570  140,190,803       0.5%
#   Newell Brands, Inc.                                             686,895   28,011,578       0.1%
    News Corp. Class A                                              377,812    5,160,912       0.0%
    News Corp. Class B                                               40,936      569,010       0.0%
#*  Norwegian Cruise Line Holdings, Ltd.                          1,339,640   74,684,930       0.3%
    PulteGroup, Inc.                                              2,391,049   72,281,411       0.3%
    PVH Corp.                                                       384,788   48,794,966       0.2%
#   Ralph Lauren Corp.                                              291,292   26,050,244       0.1%
    Royal Caribbean Cruises, Ltd.                                 1,461,968  180,947,779       0.7%
*   Skechers U.S.A., Inc. Class A                                   156,944    5,009,653       0.0%
#   Target Corp.                                                    963,192   56,866,856       0.2%
#   TEGNA, Inc.                                                     626,726    7,664,859       0.0%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Consumer Discretionary -- (Continued)
    Time Warner, Inc.                                             3,804,556 $  373,949,809       1.3%
    Toll Brothers, Inc.                                             338,804     15,598,536       0.1%
#   Viacom, Inc. Class A                                              2,694         80,955       0.0%
    Viacom, Inc. Class B                                            797,742     19,169,740       0.1%
#   Whirlpool Corp.                                                 544,837     89,315,129       0.3%
                                                                            --------------      ----
Total Consumer Discretionary                                                 3,718,193,837      13.4%
                                                                            --------------      ----
Consumer Staples -- (6.3%)
    Archer-Daniels-Midland Co.                                    2,600,284    106,273,607       0.4%
    Bunge, Ltd.                                                     937,564     64,485,652       0.2%
#   Coty, Inc. Class A                                              372,872      5,742,229       0.0%
    CVS Health Corp.                                              4,700,064    322,095,386       1.2%
    Ingredion, Inc.                                                 146,985     18,424,570       0.1%
#   JM Smucker Co. (The)                                            895,585     94,976,789       0.3%
    Kraft Heinz Co. (The)                                         1,012,962     78,332,351       0.3%
    Molson Coors Brewing Co. Class B                                865,117     69,962,012       0.3%
    Mondelez International, Inc. Class A                          3,546,887    146,947,528       0.5%
    Pinnacle Foods, Inc.                                            489,872     26,658,834       0.1%
*   Post Holdings, Inc.                                             362,292     30,044,876       0.1%
    Seaboard Corp.                                                       13         57,202       0.0%
#*  TreeHouse Foods, Inc.                                            49,069      3,257,200       0.0%
    Tyson Foods, Inc. Class A                                     1,959,828    142,891,060       0.5%
*   US Foods Holding Corp.                                          707,806     19,308,948       0.1%
    Wal-Mart Stores, Inc.                                         5,670,262    495,070,575       1.8%
    Walgreens Boots Alliance, Inc.                                2,539,242    168,275,567       0.6%
                                                                            --------------      ----
Total Consumer Staples                                                       1,792,804,386       6.5%
                                                                            --------------      ----
Energy -- (11.3%)
    Anadarko Petroleum Corp.                                        969,947     47,886,283       0.2%
    Andeavor                                                      1,106,785    117,584,838       0.4%
#*  Antero Resources Corp.                                           18,918        367,009       0.0%
#   Apache Corp.                                                    253,665     10,494,121       0.0%
    Baker Hughes a GE Co.                                         1,011,773     31,800,025       0.1%
    Chevron Corp.                                                 4,451,136    515,842,151       1.9%
#*  Concho Resources, Inc.                                          586,120     78,663,165       0.3%
    ConocoPhillips                                                2,989,939    152,935,380       0.6%
#*  Continental Resources, Inc.                                     194,483      7,917,403       0.0%
#*  Diamondback Energy, Inc.                                         63,757      6,832,200       0.0%
    Exxon Mobil Corp.                                            12,856,443  1,071,584,524       3.9%
#   Helmerich & Payne, Inc.                                         446,159     24,230,895       0.1%
#   Hess Corp.                                                      918,391     40,556,147       0.1%
#   HollyFrontier Corp.                                             645,042     23,834,302       0.1%
    Kinder Morgan, Inc.                                           6,136,481    111,131,671       0.4%
#   Marathon Oil Corp.                                            2,846,569     40,478,211       0.1%
    Marathon Petroleum Corp.                                      2,313,489    138,207,833       0.5%
#   Murphy Oil Corp.                                                309,108      8,268,639       0.0%
#   National Oilwell Varco, Inc.                                  1,387,526     47,439,514       0.2%
#   Noble Energy, Inc.                                            1,659,899     46,261,385       0.2%
    Occidental Petroleum Corp.                                    2,196,166    141,806,439       0.5%
#   ONEOK, Inc.                                                     162,301      8,808,075       0.0%
    Phillips 66                                                   1,065,820     97,074,886       0.3%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Energy -- (Continued)
#   Pioneer Natural Resources Co.                                    42,427 $    6,350,049       0.0%
#   Range Resources Corp.                                           144,745      2,621,332       0.0%
*   Rice Energy, Inc.                                               102,107      2,894,734       0.0%
*   RSP Permian, Inc.                                                43,338      1,491,261       0.0%
    Schlumberger, Ltd.                                            1,134,428     72,603,392       0.3%
#   Targa Resources Corp.                                         1,262,389     52,389,144       0.2%
*   TechnipFMC P.L.C.                                             1,601,490     43,864,811       0.2%
    Valero Energy Corp.                                           2,810,052    221,685,002       0.8%
    Williams Cos., Inc. (The)                                       488,782     13,930,287       0.1%
                                                                            --------------      ----
Total Energy                                                                 3,187,835,108      11.5%
                                                                            --------------      ----
Financials -- (24.1%)
    Aflac, Inc.                                                   1,311,820    110,048,580       0.4%
*   Alleghany Corp.                                                  32,159     18,209,069       0.1%
    Allstate Corp. (The)                                          1,042,737     97,871,295       0.3%
#   Ally Financial, Inc.                                          2,784,132     72,749,369       0.3%
    American Financial Group, Inc.                                  417,552     44,047,560       0.2%
    American International Group, Inc.                            2,219,588    143,407,581       0.5%
#*  Arch Capital Group, Ltd.                                        176,406     17,577,094       0.1%
    Assurant, Inc.                                                  347,378     34,963,596       0.1%
    Assured Guaranty, Ltd.                                          489,910     18,175,661       0.1%
    Axis Capital Holdings, Ltd.                                     342,158     18,609,974       0.1%
    Bank of America Corp.                                        18,827,362    515,681,445       1.9%
    Bank of New York Mellon Corp. (The)                           4,487,177    230,865,257       0.8%
#   Bank of the Ozarks, Inc.                                         26,530      1,236,829       0.0%
#   BB&T Corp.                                                    2,075,692    102,207,074       0.4%
    BOK Financial Corp.                                               6,114        528,678       0.0%
*   Brighthouse Financial, Inc.                                     185,840     11,555,531       0.0%
    Capital One Financial Corp.                                   2,121,034    195,516,914       0.7%
    Chubb, Ltd.                                                     565,233     85,248,441       0.3%
#   CIT Group, Inc.                                                 473,057     22,053,917       0.1%
    Citigroup, Inc.                                               8,095,404    595,012,194       2.1%
    Citizens Financial Group, Inc.                                  912,076     34,668,009       0.1%
#   CNA Financial Corp.                                             411,635     22,281,803       0.1%
    Comerica, Inc.                                                   47,828      3,757,846       0.0%
    Everest Re Group, Ltd.                                          220,574     52,375,296       0.2%
    Fifth Third Bancorp                                           4,300,050    124,271,445       0.4%
#   First American Financial Corp.                                  115,297      6,274,463       0.0%
    Goldman Sachs Group, Inc. (The)                               1,076,397    261,004,745       0.9%
    Hartford Financial Services Group, Inc. (The)                 2,672,826    147,139,071       0.5%
#   Huntington Bancshares, Inc.                                   4,563,724     62,979,391       0.2%
    Invesco, Ltd.                                                   513,904     18,392,624       0.1%
    JPMorgan Chase & Co.                                         11,460,834  1,153,074,509       4.2%
    KeyCorp                                                       2,534,114     46,247,580       0.2%
    Leucadia National Corp.                                         246,660      6,240,498       0.0%
    Lincoln National Corp.                                          907,300     68,755,194       0.2%
    Loews Corp.                                                   1,364,220     67,542,532       0.2%
    M&T Bank Corp.                                                  283,612     47,297,973       0.2%
    MetLife, Inc.                                                 2,044,246    109,530,701       0.4%
*   MGIC Investment Corp.                                           110,703      1,583,053       0.0%
    Morgan Stanley                                                5,499,651    274,982,550       1.0%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Financials -- (Continued)
#   New York Community Bancorp, Inc.                              1,100,233 $   13,818,926       0.0%
    Old Republic International Corp.                                793,763     16,105,451       0.1%
    PacWest Bancorp                                                 292,728     14,144,617       0.1%
#   People's United Financial, Inc.                                 396,896      7,406,079       0.0%
    Pinnacle Financial Partners, Inc.                                44,579      2,951,130       0.0%
    PNC Financial Services Group, Inc. (The)                      1,370,488    187,469,053       0.7%
    Principal Financial Group, Inc.                               1,555,887    102,455,159       0.4%
#   Prosperity Bancshares, Inc.                                      69,192      4,551,450       0.0%
    Prudential Financial, Inc.                                    1,042,426    115,146,376       0.4%
    Regions Financial Corp.                                       6,050,415     93,660,424       0.3%
    Reinsurance Group of America, Inc.                              352,636     52,676,766       0.2%
#   RenaissanceRe Holdings, Ltd.                                    118,695     16,422,640       0.1%
*   Santander Consumer USA Holdings, Inc.                           369,099      6,141,807       0.0%
    State Street Corp.                                              524,339     48,239,188       0.2%
    SunTrust Banks, Inc.                                          1,256,570     75,658,080       0.3%
    Synchrony Financial                                             159,750      5,211,045       0.0%
    Travelers Cos., Inc. (The)                                    1,165,331    154,348,091       0.6%
    Unum Group                                                    1,204,396     62,676,768       0.2%
    Validus Holdings, Ltd.                                            2,287        119,107       0.0%
#   Voya Financial, Inc.                                            184,436      7,406,950       0.0%
    Wells Fargo & Co.                                            15,424,411    865,926,434       3.1%
#   WR Berkley Corp.                                                230,790     15,827,578       0.1%
#   XL Group, Ltd.                                                1,060,092     42,901,923       0.2%
#   Zions Bancorporation                                            781,188     36,293,994       0.1%
                                                                            --------------      ----
Total Financials                                                             6,791,524,378      24.5%
                                                                            --------------      ----
Health Care -- (12.1%)
    Abbott Laboratories                                           4,721,513    256,047,650       0.9%
    Aetna, Inc.                                                   1,805,018    306,907,211       1.1%
    Allergan P.L.C.                                                 496,938     88,072,322       0.3%
    Anthem, Inc.                                                  1,447,321    302,794,026       1.1%
    Baxter International, Inc.                                       77,675      5,007,707       0.0%
#*  Bio-Rad Laboratories, Inc. Class A                                7,494      1,647,106       0.0%
    Cardinal Health, Inc.                                            51,405      3,181,970       0.0%
*   Centene Corp.                                                 1,155,189    108,206,554       0.4%
    Cigna Corp.                                                     403,350     79,548,687       0.3%
    Danaher Corp.                                                 2,176,662    200,840,603       0.7%
*   DaVita, Inc.                                                    968,792     58,844,426       0.2%
    DENTSPLY SIRONA, Inc.                                           219,509     13,405,415       0.0%
#*  Envision Healthcare Corp.                                        68,624      2,923,382       0.0%
*   Express Scripts Holding Co.                                   2,740,464    167,963,039       0.6%
    Humana, Inc.                                                    708,361    180,879,981       0.7%
*   INC Research Holdings, Inc. Class A                              14,960        854,964       0.0%
*   Laboratory Corp. of America Holdings                            721,272    110,866,719       0.4%
    McKesson Corp.                                                  357,190     49,249,357       0.2%
#*  MEDNAX, Inc.                                                    413,651     18,113,777       0.1%
    Medtronic P.L.C.                                              4,257,228    342,791,999       1.2%
*   Mylan NV                                                      1,365,926     48,777,217       0.2%
    PerkinElmer, Inc.                                               137,678      9,956,873       0.0%
#   Perrigo Co. P.L.C.                                              181,117     14,668,666       0.1%
    Pfizer, Inc.                                                 16,341,666    572,938,810       2.1%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES       VALUE+     OF NET ASSETS**
                                                                 --------- -------------- ---------------
Health Care -- (Continued)
    Quest Diagnostics, Inc.                                        954,608 $   89,523,138       0.3%
#*  Quintiles IMS Holdings, Inc.                                   203,054     21,950,137       0.1%
    STERIS P.L.C.                                                  192,061     17,925,053       0.1%
#*  Taro Pharmaceutical Industries, Ltd.                             9,494      1,067,316       0.0%
    Thermo Fisher Scientific, Inc.                               1,050,474    203,613,375       0.7%
*   United Therapeutics Corp.                                      181,204     21,488,982       0.1%
    Universal Health Services, Inc. Class B                        500,100     51,360,270       0.2%
*   WellCare Health Plans, Inc.                                    101,722     20,114,508       0.1%
    Zimmer Biomet Holdings, Inc.                                   256,814     31,233,719       0.1%
                                                                           --------------      ----
Total Health Care                                                           3,402,764,959      12.3%
                                                                           --------------      ----
Industrials -- (8.1%)
*   AECOM                                                          619,769     21,729,101       0.1%
    AGCO Corp.                                                     443,685     30,423,480       0.1%
#   AMERCO                                                          51,218     20,110,236       0.1%
#   Arconic, Inc.                                                2,428,588     61,006,131       0.2%
    Carlisle Cos., Inc.                                            314,461     34,537,252       0.1%
*   Colfax Corp.                                                   148,210      6,181,839       0.0%
    Copa Holdings SA Class A                                        52,052      6,412,286       0.0%
    CSX Corp.                                                      844,423     42,584,252       0.2%
    Cummins, Inc.                                                  175,294     31,006,003       0.1%
    Delta Air Lines, Inc.                                        2,950,569    147,616,967       0.5%
    Dover Corp.                                                    830,218     79,277,517       0.3%
    Eaton Corp. P.L.C.                                           1,814,900    145,228,298       0.5%
    EMCOR Group, Inc.                                               10,035        807,918       0.0%
    FedEx Corp.                                                    624,040    140,914,472       0.5%
    Fluor Corp.                                                    890,347     38,365,052       0.1%
    General Electric Co.                                         2,108,359     42,504,517       0.2%
*   Genesee & Wyoming, Inc. Class A                                 54,725      3,928,161       0.0%
    Ingersoll-Rand P.L.C.                                          830,409     73,574,237       0.3%
    Jacobs Engineering Group, Inc.                                 377,362     21,966,242       0.1%
#*  JetBlue Airways Corp.                                        2,305,410     44,148,602       0.2%
    Johnson Controls International P.L.C.                        1,004,978     41,596,039       0.2%
    Kansas City Southern                                           663,498     69,149,762       0.2%
    L3 Technologies, Inc.                                          393,053     73,571,661       0.3%
#   Macquarie Infrastructure Corp.                                 414,567     28,833,135       0.1%
    ManpowerGroup, Inc.                                            425,572     52,464,516       0.2%
    Norfolk Southern Corp.                                       1,546,984    203,304,637       0.7%
    Orbital ATK, Inc.                                               77,125     10,252,226       0.0%
    Oshkosh Corp.                                                  310,560     28,434,874       0.1%
    Owens Corning                                                  742,362     61,385,914       0.2%
    PACCAR, Inc.                                                   522,096     37,449,946       0.1%
#   Pentair P.L.C.                                               1,039,475     73,241,408       0.3%
*   Quanta Services, Inc.                                          573,384     21,633,778       0.1%
    Republic Services, Inc.                                      1,993,959    129,746,912       0.5%
    Rockwell Collins, Inc.                                          10,306      1,397,494       0.0%
#   Snap-on, Inc.                                                   13,648      2,153,381       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                       31,638      2,534,204       0.0%
    Stanley Black & Decker, Inc.                                 1,079,268    174,355,745       0.6%
#*  Stericycle, Inc.                                               176,533     12,507,363       0.0%
*   Teledyne Technologies, Inc.                                     16,413      2,789,553       0.0%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES       VALUE+     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Industrials -- (Continued)
    Textron, Inc.                                                 1,923,539 $  101,447,447       0.4%
    Trinity Industries, Inc.                                         94,028      3,057,791       0.0%
*   United Continental Holdings, Inc.                             1,237,226     72,352,976       0.3%
#*  USG Corp.                                                       150,489      5,166,287       0.0%
#   Wabtec Corp.                                                    230,470     17,630,955       0.1%
#*  XPO Logistics, Inc.                                             807,425     55,994,924       0.2%
                                                                            --------------       ---
Total Industrials                                                            2,274,775,491       8.2%
                                                                            --------------       ---
Information Technology -- (14.6%)
*   Akamai Technologies, Inc.                                        44,939      2,348,063       0.0%
#   Amdocs, Ltd.                                                    484,726     31,555,663       0.1%
*   ARRIS International P.L.C.                                      770,878     21,970,023       0.1%
*   Arrow Electronics, Inc.                                         652,120     54,510,711       0.2%
    Avnet, Inc.                                                     507,596     20,202,321       0.1%
    Brocade Communications Systems, Inc.                          1,391,533     16,211,359       0.1%
    CA, Inc.                                                      2,956,960     95,746,365       0.3%
    Cisco Systems, Inc.                                          23,284,393    795,162,021       2.9%
*   CommerceHub, Inc. Series C                                       53,314      1,137,188       0.0%
    Corning, Inc.                                                 3,683,566    115,332,451       0.4%
*   Dell Technologies, Inc. Class V                                 703,394     58,219,921       0.2%
    Dolby Laboratories, Inc. Class A                                 16,116        933,761       0.0%
    DXC Technology Co.                                            1,074,893     98,374,207       0.4%
*   EchoStar Corp. Class A                                           14,785        827,221       0.0%
    Fidelity National Information Services, Inc.                  1,455,335    134,996,875       0.5%
*   First Solar, Inc.                                                27,062      1,483,539       0.0%
#*  Flex, Ltd.                                                    1,552,059     27,626,650       0.1%
    FLIR Systems, Inc.                                              105,840      4,955,429       0.0%
    Hewlett Packard Enterprise Co.                                9,176,127    127,731,688       0.5%
    HP, Inc.                                                      9,619,949    207,309,901       0.8%
    Intel Corp.                                                  22,965,227  1,044,688,176       3.8%
    Jabil, Inc.                                                     917,888     25,957,873       0.1%
    Juniper Networks, Inc.                                        2,634,266     65,408,825       0.2%
#   Lam Research Corp.                                            1,017,170    212,151,147       0.8%
    Leidos Holdings, Inc.                                           534,387     33,409,875       0.1%
    LogMeIn, Inc.                                                     2,049        248,031       0.0%
    Marvell Technology Group, Ltd.                                  808,260     14,928,562       0.1%
*   Micro Focus International P.L.C. Sponsored ADR                  194,533      6,795,038       0.0%
*   Micron Technology, Inc.                                       5,266,057    233,338,986       0.8%
*   Microsemi Corp.                                                  57,304      3,058,314       0.0%
*   Nuance Communications, Inc.                                     145,478      2,144,346       0.0%
    NVIDIA Corp.                                                    322,296     66,654,036       0.2%
#*  ON Semiconductor Corp.                                          550,404     11,734,613       0.0%
#*  Qorvo, Inc.                                                     306,151     23,209,307       0.1%
    QUALCOMM, Inc.                                                5,296,483    270,173,598       1.0%
#   SS&C Technologies Holdings, Inc.                                122,197      4,912,319       0.0%
#   SYNNEX Corp.                                                    191,299     25,802,409       0.1%
*   Synopsys, Inc.                                                   83,602      7,233,245       0.0%
    TE Connectivity, Ltd.                                           831,307     75,623,998       0.3%
    Teradyne, Inc.                                                  130,425      5,593,928       0.0%
    Western Digital Corp.                                         1,222,328    109,117,221       0.4%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                                      PERCENTAGE
                                                                           SHARES       VALUE+      OF NET ASSETS**
                                                                         ---------- --------------- ---------------
Information Technology -- (Continued)
            Xerox Corp.                                                   1,658,079 $    50,256,374       0.2%
                                                                                    ---------------      ----
Total Information Technology                                                          4,109,075,578      14.9%
                                                                                    ---------------      ----
Materials -- (3.3%)
#           Albemarle Corp.                                                 492,856      69,438,482       0.3%
*           Alcoa Corp.                                                     908,598      43,412,812       0.2%
            Ashland Global Holdings, Inc.                                   376,541      25,597,257       0.1%
#           CF Industries Holdings, Inc.                                  1,279,879      48,609,804       0.2%
            DowDuPont, Inc.                                                 822,454      59,471,649       0.2%
            Eastman Chemical Co.                                          1,047,312      95,106,403       0.4%
*           Freeport-McMoRan, Inc.                                        3,399,494      47,524,926       0.2%
            Huntsman Corp.                                                  258,591       8,280,084       0.0%
#           Martin Marietta Materials, Inc.                                  88,405      19,170,624       0.1%
            Mosaic Co. (The)                                              1,394,879      31,161,597       0.1%
            Newmont Mining Corp.                                          1,816,911      65,699,502       0.2%
            Nucor Corp.                                                   2,417,690     139,815,013       0.5%
#           Olin Corp.                                                      922,649      33,704,368       0.1%
            Reliance Steel & Aluminum Co.                                   425,994      32,733,379       0.1%
#           Royal Gold, Inc.                                                107,949       9,079,590       0.0%
            Steel Dynamics, Inc.                                          1,540,964      57,339,270       0.2%
            Valvoline, Inc.                                               1,033,732      24,830,243       0.1%
#           Vulcan Materials Co.                                            275,139      33,498,173       0.1%
#           Westlake Chemical Corp.                                         342,667      29,095,855       0.1%
            WestRock Co.                                                  1,040,093      63,788,904       0.2%
                                                                                    ---------------      ----
Total Materials                                                                         937,357,935       3.4%
                                                                                    ---------------      ----
Real Estate -- (0.1%)
#*          Howard Hughes Corp. (The)                                         5,701         727,619       0.0%
            Jones Lang LaSalle, Inc.                                        178,114      23,063,982       0.1%
#           Realogy Holdings Corp.                                          131,211       4,242,051       0.0%
                                                                                    ---------------      ----
Total Real Estate                                                                        28,033,652       0.1%
                                                                                    ---------------      ----
Telecommunication Services -- (3.9%)
#           AT&T, Inc.                                                   26,708,783     898,750,548       3.2%
#           CenturyLink, Inc.                                             3,991,008      75,789,242       0.3%
*           Level 3 Communications, Inc.                                    843,237      45,222,800       0.2%
#*          Sprint Corp.                                                  2,014,058      13,171,939       0.1%
*           T-Mobile US, Inc.                                               960,615      57,415,959       0.2%
                                                                                    ---------------      ----
Total Telecommunication Services                                                      1,090,350,488       4.0%
                                                                                    ---------------      ----
Utilities -- (0.2%)
*           Calpine Corp.                                                 1,538,972      22,992,242       0.1%
#           NRG Energy, Inc.                                              1,599,440      39,986,000       0.1%
                                                                                    ---------------      ----
Total Utilities                                                                          62,978,242       0.2%
                                                                                    ---------------      ----
TOTAL COMMON STOCKS                                                                  27,395,694,054      99.0%
                                                                                    ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
(degrees)#* Safeway Casa Ley Contingent Value Rights                        196,076         198,997       0.0%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                                       PERCENTAGE
                                                                           SHARES        VALUE+      OF NET ASSETS**
                                                                         ----------- --------------- ---------------
(degrees)#* Safeway PDC, LLC Contingent Value Rights                         196,076 $            59        0.0%
                                                                                     ---------------      -----
TOTAL RIGHTS/WARRANTS                                                                        199,056        0.0%
                                                                                     ---------------      -----
TOTAL INVESTMENT SECURITIES                                                           27,395,893,110
                                                                                     ---------------
TEMPORARY CASH INVESTMENTS -- (1.0%)
            State Street Institutional U.S. Government Money Market
            Fund, 0.960%                                                 272,071,006     272,071,006        1.0%
                                                                                     ---------------      -----
SECURITIES LENDING COLLATERAL -- (1.8%)
(S)@        DFA Short Term Investment Fund                                45,149,193     522,421,314        1.9%
                                                                                     ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $19,400,546,693)                                 $28,190,385,430      101.9%
                                                                                     ===============      =====

At October 31, 2017, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 Emini Index(R)    1,472    12/15/17  $181,290,778 $189,350,720   $8,059,942
                                             ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                      $181,290,778 $189,350,720   $8,059,942
                                             ============ ============   ==========

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                --------------- ------------ ------- ---------------
Common Stocks
   Consumer Discretionary       $ 3,718,193,837           --   --    $ 3,718,193,837
   Consumer Staples               1,792,804,386           --   --      1,792,804,386
   Energy                         3,187,835,108           --   --      3,187,835,108
   Financials                     6,791,524,378           --   --      6,791,524,378
   Health Care                    3,402,764,959           --   --      3,402,764,959
   Industrials                    2,274,775,491           --   --      2,274,775,491
   Information Technology         4,109,075,578           --   --      4,109,075,578
   Materials                        937,357,935           --   --        937,357,935
   Real Estate                       28,033,652           --   --         28,033,652
   Telecommunication Services     1,090,350,488           --   --      1,090,350,488
   Utilities                         62,978,242           --   --         62,978,242
Rights/Warrants                              -- $    199,056   --            199,056
Temporary Cash Investments          272,071,006           --   --        272,071,006
Securities Lending Collateral                --  522,421,314   --        522,421,314
Futures Contracts**                   8,059,942           --   --          8,059,942
                                --------------- ------------   --    ---------------
TOTAL                           $27,675,825,002 $522,620,370   --    $28,198,445,372
                                =============== ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                      THE DFA INTERNATIONAL VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (5.7%)
    Alumina, Ltd.                                                   312,287 $    560,404       0.0%
    Aurizon Holdings, Ltd.                                        1,898,469    7,534,459       0.1%
#   Australia & New Zealand Banking Group, Ltd.                   6,120,380  140,453,824       1.1%
    Bank of Queensland, Ltd.                                        796,768    8,156,707       0.1%
    Bendigo & Adelaide Bank, Ltd.                                 1,271,190   11,087,580       0.1%
    BHP Billiton, Ltd.                                            6,597,392  135,832,357       1.1%
#   BHP Billiton, Ltd. Sponsored ADR                              1,510,491   61,899,921       0.5%
    BlueScope Steel, Ltd.                                         2,415,466   23,780,303       0.2%
    Boral, Ltd.                                                   2,601,567   14,275,678       0.1%
    Crown Resorts, Ltd.                                             517,397    4,600,765       0.0%
    Downer EDI, Ltd.                                                697,796    3,744,298       0.0%
    Fortescue Metals Group, Ltd.                                  8,466,965   30,105,183       0.2%
#   Harvey Norman Holdings, Ltd.                                    360,705    1,044,843       0.0%
    Incitec Pivot, Ltd.                                           4,609,977   13,522,169       0.1%
    LendLease Group                                               1,287,380   15,986,694       0.1%
    National Australia Bank, Ltd.                                    94,926    2,378,482       0.0%
    Newcrest Mining, Ltd.                                         2,801,722   47,902,721       0.4%
    Oil Search, Ltd.                                                654,420    3,709,500       0.0%
*   Origin Energy, Ltd.                                           2,836,110   17,273,281       0.1%
    QBE Insurance Group, Ltd.                                     2,620,554   21,488,037       0.2%
    Rio Tinto, Ltd.                                                  94,498    5,035,446       0.1%
*   Santos, Ltd.                                                  4,838,494   16,719,439       0.1%
    South32, Ltd.                                                13,608,291   35,545,592       0.3%
    South32, Ltd. ADR                                               328,024    4,271,529       0.0%
    Star Entertainment Grp, Ltd. (The)                            4,545,302   20,042,974       0.2%
    Suncorp Group, Ltd.                                           2,256,632   23,488,764       0.2%
    Tatts Group, Ltd.                                             1,175,373    3,757,249       0.0%
    Treasury Wine Estates, Ltd.                                     618,700    7,426,833       0.1%
    Woodside Petroleum, Ltd.                                      2,846,042   67,089,785       0.5%
                                                                            ------------       ---
TOTAL AUSTRALIA                                                              748,714,817       5.9%
                                                                            ------------       ---
AUSTRIA -- (0.1%)
    Erste Group Bank AG                                              98,143    4,212,781       0.0%
    OMV AG                                                          115,518    6,932,623       0.1%
*   Raiffeisen Bank International AG                                 61,518    2,139,358       0.0%
                                                                            ------------       ---
TOTAL AUSTRIA                                                                 13,284,762       0.1%
                                                                            ------------       ---
BELGIUM -- (1.0%)
    Ageas                                                           642,764   31,170,885       0.2%
    Colruyt SA                                                        4,779      244,419       0.0%
    KBC Group NV                                                    497,767   41,348,960       0.3%
    Solvay SA                                                       309,078   45,916,096       0.4%
    UCB SA                                                          149,459   10,880,000       0.1%
                                                                            ------------       ---
TOTAL BELGIUM                                                                129,560,360       1.0%
                                                                            ------------       ---
CANADA -- (7.7%)
#   AltaGas, Ltd.                                                   171,443    3,908,332       0.0%
    ARC Resources, Ltd.                                              87,011    1,060,912       0.0%
    Bank of Montreal(063671101)                                   1,746,675  133,812,772       1.1%
#   Bank of Montreal(2076009)                                        85,939    6,583,483       0.1%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
CANADA -- (Continued)
*   BlackBerry, Ltd.                                               683,288 $    7,478,511       0.1%
    Cameco Corp.(13321L108)                                        571,821      4,654,623       0.0%
#   Cameco Corp.(2166160)                                          468,671      3,807,203       0.0%
    Canadian Natural Resources, Ltd.(136385101)                    368,581     12,863,477       0.1%
    Canadian Natural Resources, Ltd.(2171573)                      614,945     21,459,440       0.2%
    Cenovus Energy, Inc.                                         2,110,053     20,509,715       0.2%
    Crescent Point Energy Corp.(22576C101)                       1,508,054     12,411,287       0.1%
#   Crescent Point Energy Corp.(B67C8W8)                           822,786      6,766,731       0.1%
    Element Fleet Management Corp.                                 278,876      2,148,692       0.0%
    Empire Co., Ltd. Class A                                       798,335     13,818,170       0.1%
#   Enbridge Income Fund Holdings, Inc.                            354,758      8,268,795       0.1%
#   Encana Corp.(292505104)                                      1,370,633     16,036,406       0.1%
    Encana Corp.(2793193)                                        1,372,375     16,052,352       0.1%
    Fairfax Financial Holdings, Ltd.                                53,145     27,987,942       0.2%
    Finning International, Inc.                                     35,193        858,206       0.0%
    First Quantum Minerals, Ltd.                                 1,679,519     18,785,719       0.2%
#   Genworth MI Canada, Inc.                                        72,689      2,258,819       0.0%
#   Goldcorp, Inc.(380956409)                                      925,799     12,090,935       0.1%
    Goldcorp, Inc.(2676302)                                      1,371,582     17,914,237       0.1%
*   Husky Energy, Inc.                                           1,605,697     20,810,211       0.2%
*   IAMGOLD Corp.                                                   95,000        521,355       0.0%
    Imperial Oil, Ltd.(2454241)                                    187,707      6,086,182       0.1%
    Imperial Oil, Ltd.(453038408)                                  170,443      5,518,944       0.1%
    Industrial Alliance Insurance & Financial Services, Inc.       527,331     23,895,644       0.2%
*   Kinross Gold Corp.                                           6,346,308     25,088,110       0.2%
    Linamar Corp.                                                  138,149      8,382,531       0.1%
    Lundin Mining Corp.                                          3,781,764     28,844,708       0.2%
    Magna International, Inc.                                      642,390     35,042,374       0.3%
    Manulife Financial Corp.(56501R106)                          1,490,899     29,967,070       0.2%
    Manulife Financial Corp.(2492519)                            2,603,564     52,349,779       0.4%
    Maple Leaf Foods, Inc.                                          65,321      1,694,164       0.0%
    Pembina Pipeline Corp.                                          14,326        473,600       0.0%
    Potash Corp. of Saskatchewan, Inc.                           1,488,420     28,979,537       0.2%
*   Seven Generations Energy, Ltd. Class A                         149,843      2,262,570       0.0%
    Sun Life Financial, Inc.(2566124)                            1,110,140     43,240,474       0.3%
    Sun Life Financial, Inc.(866796105)                            364,570     14,192,710       0.1%
    Suncor Energy, Inc.(B3NB1P2)                                 3,911,426    132,796,279       1.0%
    Suncor Energy, Inc.(867224107)                               1,160,407     39,407,422       0.3%
    Teck Resources, Ltd. Class B(2879327)                        1,355,792     27,702,253       0.2%
    Teck Resources, Ltd. Class B(878742204)                      1,643,698     33,597,187       0.3%
    TMX Group, Ltd.                                                 33,900      1,852,268       0.0%
*   Tourmaline Oil Corp.                                         1,098,688     20,106,987       0.2%
*   Turquoise Hill Resources, Ltd.(900435108)                      127,382        391,063       0.0%
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                      1,611,490      4,921,534       0.0%
#*  Valeant Pharmaceuticals International, Inc.                  1,330,161     15,549,582       0.1%
    West Fraser Timber Co., Ltd.                                    11,349        690,300       0.0%
#   Wheaton Precious Metals Corp.                                  200,486      4,158,080       0.0%
#   Whitecap Resources, Inc.                                       989,184      7,100,104       0.1%
#   WSP Global, Inc.                                               369,514     16,560,964       0.1%
    Yamana Gold, Inc.                                            3,207,591      8,329,146       0.1%
                                                                           --------------       ---
TOTAL CANADA                                                                1,012,049,891       8.0%
                                                                           --------------       ---

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
DENMARK -- (1.7%)
    AP Moller - Maersk A.S. Class A                                  7,706 $   14,283,293       0.1%
    AP Moller - Maersk A.S. Class B                                 16,058     30,782,956       0.2%
    Carlsberg A.S. Class B                                         276,658     31,605,834       0.3%
    Danske Bank A.S.                                               910,236     34,737,755       0.3%
    DSV A.S.                                                       470,071     36,348,670       0.3%
#   H Lundbeck A.S.                                                 74,464      4,426,721       0.0%
    ISS A.S.                                                       509,394     21,571,918       0.2%
    Jyske Bank A.S.                                                 94,849      5,359,740       0.1%
#   Novozymes A.S. Class B                                          47,990      2,651,581       0.0%
    Tryg A.S.                                                       10,592        252,325       0.0%
    Vestas Wind Systems A.S.                                       461,198     40,716,759       0.3%
                                                                           --------------       ---
TOTAL DENMARK                                                                 222,737,552       1.8%
                                                                           --------------       ---
FINLAND -- (0.9%)
    Fortum Oyj                                                   1,076,522     22,848,576       0.2%
    Nokia Oyj                                                    1,296,097      6,374,101       0.1%
    Stora Enso Oyj Class R                                       2,037,136     31,836,750       0.2%
#   Stora Enso Oyj Sponsored ADR                                    91,500      1,430,145       0.0%
    UPM-Kymmene Oyj                                              1,692,092     50,817,346       0.4%
    UPM-Kymmene Oyj Sponsored ADR                                   69,300      2,082,812       0.0%
                                                                           --------------       ---
TOTAL FINLAND                                                                 115,389,730       0.9%
                                                                           --------------       ---
FRANCE -- (9.2%)
    AXA SA                                                       2,859,375     86,319,921       0.7%
    AXA SA Sponsored ADR                                             2,993         90,389       0.0%
    BNP Paribas SA                                               2,361,620    184,323,068       1.5%
    Bollore SA                                                   1,351,384      6,527,984       0.1%
    Bouygues SA                                                    709,374     34,045,461       0.3%
#   Casino Guichard Perrachon SA                                   143,286      8,181,549       0.1%
    Cie de Saint-Gobain                                            359,089     21,054,429       0.2%
    Cie Generale des Etablissements Michelin                       105,407     15,257,279       0.1%
    CNP Assurances                                                 497,075     11,563,204       0.1%
    Credit Agricole SA                                           1,019,955     17,801,493       0.1%
    Electricite de France SA                                     1,136,436     14,873,478       0.1%
#   Engie SA                                                     5,125,526     86,631,897       0.7%
    Natixis SA                                                   2,063,101     16,179,133       0.1%
    Orange SA                                                    5,424,781     89,116,543       0.7%
    Peugeot SA                                                   2,829,994     67,143,170       0.5%
    Renault SA                                                     914,987     90,733,026       0.7%
    SCOR SE                                                        349,012     14,488,682       0.1%
    Societe Generale SA                                          1,935,625    107,726,187       0.8%
    STMicroelectronics NV                                          707,405     16,653,250       0.1%
    Total SA                                                     5,355,467    298,503,517       2.3%
    Vivendi SA                                                     757,018     18,798,097       0.2%
                                                                           --------------       ---
TOTAL FRANCE                                                                1,206,011,757       9.5%
                                                                           --------------       ---
GERMANY -- (7.2%)
    Allianz SE                                                     309,762     72,316,665       0.6%
#   Allianz SE Sponsored ADR                                     2,622,354     61,364,132       0.5%
    BASF SE                                                          8,683        949,515       0.0%
    Bayerische Motoren Werke AG                                  1,144,525    117,382,755       0.9%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
GERMANY -- (Continued)
    CECONOMY AG                                                     146,017 $  1,905,949       0.0%
*   Commerzbank AG                                                1,918,521   26,587,038       0.2%
    Daimler AG                                                    3,058,631  255,353,316       2.0%
#   Deutsche Bank AG(D18190898)                                   1,561,493   25,405,491       0.2%
#   Deutsche Bank AG(5750355)                                     1,634,829   26,793,516       0.2%
    Deutsche Lufthansa AG                                         1,443,640   46,381,045       0.4%
    Evonik Industries AG                                            321,206   11,684,157       0.1%
    Fraport AG Frankfurt Airport Services Worldwide                 157,663   14,981,716       0.1%
    Fresenius Medical Care AG & Co. KGaA                            247,312   23,945,230       0.2%
#   Fresenius Medical Care AG & Co. KGaA ADR                         16,919      818,541       0.0%
    GEA Group AG                                                      8,305      401,194       0.0%
    Hannover Rueck SE                                                31,333    3,942,971       0.0%
    HeidelbergCement AG                                             361,351   36,976,884       0.3%
    Innogy SE                                                       283,207   13,170,812       0.1%
    Lanxess AG                                                       78,559    6,159,703       0.0%
*   Linde AG                                                        157,109   33,847,393       0.3%
*   METRO AG                                                        817,337   15,493,660       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                   206,550   46,370,924       0.4%
    OSRAM Licht AG                                                    7,090      542,879       0.0%
*   RWE AG                                                        2,106,713   52,970,889       0.4%
*   Talanx AG                                                       180,070    7,085,294       0.1%
#   Telefonica Deutschland Holding AG                             1,517,203    7,739,040       0.1%
#   Uniper SE                                                       886,107   24,898,354       0.2%
    Volkswagen AG                                                    96,837   18,084,080       0.1%
    Wacker Chemie AG                                                 11,870    1,853,854       0.0%
                                                                            ------------       ---
TOTAL GERMANY                                                                955,406,997       7.5%
                                                                            ------------       ---
HONG KONG -- (2.5%)
    Bank of East Asia, Ltd. (The)                                   166,154      729,080       0.0%
    BOC Aviation, Ltd.                                               23,400      125,842       0.0%
#*  Cathay Pacific Airways, Ltd.                                  6,482,000   11,088,980       0.1%
    CK Hutchison Holdings, Ltd.                                   6,770,984   86,003,062       0.7%
    Great Eagle Holdings, Ltd.                                       15,363       84,582       0.0%
    Guoco Group, Ltd.                                                 6,000       94,929       0.0%
    Hang Lung Group, Ltd.                                         2,833,000    9,954,243       0.1%
    Hang Lung Properties, Ltd.                                    4,709,000   10,813,158       0.1%
    Henderson Land Development Co., Ltd.                            627,046    4,092,037       0.0%
    Hopewell Holdings, Ltd.                                         938,669    3,610,361       0.0%
*   I-CABLE Communications, Ltd.                                  4,251,195      133,162       0.0%
    Kerry Properties, Ltd.                                        2,620,000   11,790,784       0.1%
    Li & Fung, Ltd.                                               1,302,000      656,196       0.0%
    Melco International Development, Ltd.                           257,000      704,351       0.0%
#   MTR Corp., Ltd.                                                 506,002    2,933,537       0.0%
    New World Development Co., Ltd.                              24,440,857   36,439,349       0.3%
#   NWS Holdings, Ltd.                                            2,385,400    4,828,036       0.0%
    Orient Overseas International, Ltd.                              72,000      693,411       0.0%
    Shangri-La Asia, Ltd.                                         3,926,000    7,816,845       0.1%
#   Sino Land Co., Ltd.                                           6,268,592   10,804,176       0.1%
    SJM Holdings, Ltd.                                              585,000      502,925       0.0%
    Sun Hung Kai Properties, Ltd.                                 2,980,920   48,766,038       0.4%
    Swire Pacific, Ltd. Class A                                   2,151,500   21,261,277       0.2%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
HONG KONG -- (Continued)
    Swire Pacific, Ltd. Class B                                   1,367,500 $  2,363,801       0.0%
    Wharf Holdings, Ltd. (The)                                    2,222,990   20,247,315       0.1%
    Wheelock & Co., Ltd.                                          3,620,000   25,218,520       0.2%
    Yue Yuen Industrial Holdings, Ltd.                              439,000    1,681,587       0.0%
                                                                            ------------       ---
TOTAL HONG KONG                                                              323,437,584       2.5%
                                                                            ------------       ---
IRELAND -- (0.2%)
*   Bank of Ireland Group P.L.C.                                  1,482,594   11,616,435       0.1%
    CRH P.L.C.                                                      293,793   11,055,999       0.1%
#   CRH P.L.C. Sponsored ADR                                        198,709    7,455,562       0.0%
    Paddy Power Betfair P.L.C.                                        6,217      636,668       0.0%
                                                                            ------------       ---
TOTAL IRELAND                                                                 30,764,664       0.2%
                                                                            ------------       ---
ISRAEL -- (0.4%)
    Azrieli Group, Ltd.                                               7,300      412,416       0.0%
    Bank Hapoalim BM                                              3,195,869   22,627,423       0.2%
    Bank Leumi Le-Israel BM                                       3,826,683   21,152,965       0.2%
    Mizrahi Tefahot Bank, Ltd.                                      229,078    4,135,624       0.0%
                                                                            ------------       ---
TOTAL ISRAEL                                                                  48,328,428       0.4%
                                                                            ------------       ---
ITALY -- (1.9%)
    Eni SpA                                                         654,718   10,703,337       0.1%
    Fiat Chrysler Automobiles NV(BRJFWP3)                         4,223,093   73,022,663       0.6%
#   Fiat Chrysler Automobiles NV(N31738102)                       1,464,345   25,406,386       0.2%
*   GEDI Gruppo Editoriale SpA                                      204,397      181,829       0.0%
    Mediobanca SpA                                                1,964,387   21,518,561       0.2%
*   Telecom Italia SpA                                           18,504,269   16,011,383       0.1%
#*  Telecom Italia SpA Sponsored ADR                              1,847,002   15,902,687       0.1%
*   UniCredit SpA                                                 4,382,253   83,747,614       0.6%
                                                                            ------------       ---
TOTAL ITALY                                                                  246,494,460       1.9%
                                                                            ------------       ---
JAPAN -- (21.7%)
    Aeon Co., Ltd.                                                1,334,900   20,647,490       0.2%
    Aisin Seiki Co., Ltd.                                           330,600   17,125,882       0.1%
    Alfresa Holdings Corp.                                          222,100    4,243,690       0.0%
    Amada Holdings Co., Ltd.                                        312,100    3,878,159       0.0%
    Aoyama Trading Co., Ltd.                                         41,900    1,552,603       0.0%
    Asahi Glass Co., Ltd.                                           731,800   28,679,373       0.2%
    Asahi Kasei Corp.                                             1,910,000   23,129,572       0.2%
#   Bank of Kyoto, Ltd. (The)                                       113,679    5,970,091       0.1%
    Canon Marketing Japan, Inc.                                     153,100    3,851,100       0.0%
    Chiba Bank, Ltd. (The)                                        1,064,000    8,156,193       0.1%
    Chugoku Bank, Ltd. (The)                                        256,900    3,682,464       0.0%
    Citizen Watch Co., Ltd.                                       1,064,500    7,826,154       0.1%
    Coca-Cola Bottlers Japan, Inc.                                  137,857    4,823,526       0.0%
    COMSYS Holdings Corp.                                            31,300      792,654       0.0%
    Concordia Financial Group, Ltd.                               2,530,100   13,399,634       0.1%
    Credit Saison Co., Ltd.                                         178,400    3,592,140       0.0%
    Dai Nippon Printing Co., Ltd.                                   450,500   10,798,465       0.1%
    Dai-ichi Life Holdings, Inc.                                  2,403,800   45,907,575       0.4%
    Daicel Corp.                                                     63,500      792,836       0.0%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                        PERCENTAGE
                                                SHARES     VALUE++    OF NET ASSETS**
                                              ---------- ------------ ---------------
JAPAN -- (Continued)
    Daido Steel Co., Ltd.                         49,100 $  3,110,957       0.0%
    Daiwa Securities Group, Inc.               3,695,000   23,166,466       0.2%
    Denka Co., Ltd.                              234,800    7,844,755       0.1%
    Denso Corp.                                  362,000   19,936,779       0.2%
    DIC Corp.                                    228,700    8,489,293       0.1%
    Dowa Holdings Co., Ltd.                       46,200    1,945,026       0.0%
    Ebara Corp.                                  266,800    9,601,297       0.1%
    Fuji Media Holdings, Inc.                     52,200      805,315       0.0%
    FUJIFILM Holdings Corp.                    1,123,900   45,976,261       0.4%
    Fukuoka Financial Group, Inc.              1,238,000    6,389,571       0.1%
    Glory, Ltd.                                  185,800    6,948,566       0.1%
    Gunma Bank, Ltd. (The)                       604,496    3,891,639       0.0%
    H2O Retailing Corp.                          268,800    4,972,240       0.0%
    Hachijuni Bank, Ltd. (The)                   622,531    3,898,579       0.0%
    Hankyu Hanshin Holdings, Inc.                599,500   23,372,910       0.2%
#   Heiwa Corp.                                   64,700    1,193,049       0.0%
    Hiroshima Bank, Ltd. (The)                   381,000    3,225,832       0.0%
    Hitachi Capital Corp.                        112,800    2,757,588       0.0%
    Hitachi Chemical Co., Ltd.                   320,500    9,139,313       0.1%
    Hitachi Construction Machinery Co., Ltd.     218,500    7,495,495       0.1%
    Hitachi Metals, Ltd.                         475,400    6,158,679       0.1%
    Hitachi Transport System, Ltd.               105,000    2,598,336       0.0%
    Hitachi, Ltd.                             10,761,000   85,693,558       0.7%
    Hokuhoku Financial Group, Inc.               191,900    3,163,131       0.0%
    Honda Motor Co., Ltd.                      4,402,100  137,948,849       1.1%
    Honda Motor Co., Ltd. Sponsored ADR           26,040      809,584       0.0%
    House Foods Group, Inc.                       75,600    2,246,265       0.0%
    Ibiden Co., Ltd.                             476,900    7,985,444       0.1%
    Idemitsu Kosan Co., Ltd.                     391,896   11,455,052       0.1%
    IHI Corp.                                     49,900    1,797,345       0.0%
#   Iida Group Holdings Co., Ltd.                551,300   10,575,757       0.1%
    Inpex Corp.                                2,451,200   26,245,451       0.2%
    Isetan Mitsukoshi Holdings, Ltd.             594,700    6,482,694       0.1%
    Isuzu Motors, Ltd.                           112,300    1,640,187       0.0%
    ITOCHU Corp.                               1,708,900   29,934,182       0.2%
#   Iyo Bank, Ltd. (The)                         492,300    4,249,852       0.0%
    J Front Retailing Co., Ltd.                  991,200   14,711,400       0.1%
    JFE Holdings, Inc.                         1,884,900   40,508,900       0.3%
    JGC Corp.                                     76,900    1,289,802       0.0%
    JSR Corp.                                    301,200    5,838,722       0.1%
    JTEKT Corp.                                  505,500    8,375,873       0.1%
    JXTG Holdings, Inc.                        6,696,903   34,581,441       0.3%
#   K's Holdings Corp.                           152,200    3,493,063       0.0%
    Kamigumi Co., Ltd.                           199,000    4,763,857       0.0%
    Kaneka Corp.                               1,156,542    9,550,640       0.1%
    Kawasaki Heavy Industries, Ltd.              138,000    4,814,565       0.0%
#*  Kawasaki Kisen Kaisha, Ltd.                  195,599    5,107,243       0.0%
    Kinden Corp.                                 187,800    3,171,543       0.0%
#*  Kobe Steel, Ltd.                           1,140,200    9,626,525       0.1%
    Komatsu, Ltd.                                110,300    3,604,135       0.0%
#   Konica Minolta, Inc.                       2,063,500   18,102,516       0.1%
    Kuraray Co., Ltd.                          1,340,000   26,390,713       0.2%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
JAPAN -- (Continued)
    Kurita Water Industries, Ltd.                                     7,500 $    238,322       0.0%
    Kyocera Corp.                                                   257,800   17,243,627       0.1%
    Kyocera Corp. Sponsored ADR                                      25,197    1,683,160       0.0%
    Kyushu Financial Group, Inc.                                    514,749    3,271,826       0.0%
    LIXIL Group Corp.                                               487,800   13,434,512       0.1%
    Marubeni Corp.                                                4,108,200   27,545,640       0.2%
    Mazda Motor Corp.                                             2,631,600   37,989,045       0.3%
    Mebuki Financial Group, Inc.                                  1,177,020    4,910,414       0.0%
    Medipal Holdings Corp.                                          422,700    7,850,073       0.1%
    Mitsubishi Chemical Holdings Corp.                            2,897,000   30,260,069       0.2%
    Mitsubishi Corp.                                              1,219,000   28,546,456       0.2%
    Mitsubishi Gas Chemical Co., Inc.                               570,500   13,955,950       0.1%
    Mitsubishi Heavy Industries, Ltd.                               781,700   30,585,507       0.2%
#   Mitsubishi Logistics Corp.                                       40,000    1,036,023       0.0%
    Mitsubishi Materials Corp.                                      518,200   19,704,129       0.2%
    Mitsubishi Motors Corp.                                         330,300    2,644,982       0.0%
    Mitsubishi UFJ Financial Group, Inc.                         17,854,906  121,112,359       1.0%
    Mitsubishi UFJ Financial Group, Inc. Sponsored ADR            4,781,372   32,465,516       0.3%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                      1,546,200    8,157,643       0.1%
    Mitsui & Co., Ltd.                                            1,092,800   16,320,260       0.1%
    Mitsui & Co., Ltd. Sponsored ADR                                 11,723    3,524,590       0.0%
    Mitsui Chemicals, Inc.                                          633,960   19,548,735       0.2%
    Mitsui Fudosan Co., Ltd.                                        478,400   11,166,321       0.1%
    Mitsui OSK Lines, Ltd.                                          400,300   12,257,732       0.1%
    Mizuho Financial Group, Inc.                                 32,106,400   58,333,486       0.5%
    Mizuho Financial Group, Inc. ADR                                184,055      675,482       0.0%
    MS&AD Insurance Group Holdings, Inc.                            917,753   31,178,201       0.2%
    NEC Corp.                                                     1,086,410   29,810,689       0.2%
#   NGK Spark Plug Co., Ltd.                                         16,000      365,138       0.0%
    NH Foods, Ltd.                                                  179,536    5,164,344       0.0%
    NHK Spring Co., Ltd.                                            664,200    7,601,184       0.1%
    Nikon Corp.                                                     433,600    8,234,476       0.1%
    Nippo Corp.                                                     231,000    4,823,418       0.0%
    Nippon Electric Glass Co., Ltd.                                 110,200    4,499,311       0.0%
#   Nippon Express Co., Ltd.                                        352,924   22,393,886       0.2%
    Nippon Paper Industries Co., Ltd.                               451,300    8,978,328       0.1%
    Nippon Shokubai Co., Ltd.                                       102,400    7,724,117       0.1%
    Nippon Steel & Sumitomo Metal Corp.                           2,142,693   51,372,058       0.4%
*   Nippon Yusen K.K.                                               771,300   16,312,662       0.1%
#   Nissan Motor Co., Ltd.                                        6,443,700   62,667,395       0.5%
    Nisshin Seifun Group, Inc.                                       42,800      752,186       0.0%
    Nisshinbo Holdings, Inc.                                        305,000    3,662,316       0.0%
    NOK Corp.                                                       355,120    8,722,775       0.1%
    Nomura Holdings, Inc.                                         7,256,802   41,529,003       0.3%
    Nomura Real Estate Holdings, Inc.                               427,900    9,418,319       0.1%
    NSK, Ltd.                                                        29,000      417,555       0.0%
    NTN Corp.                                                     1,625,000    7,893,096       0.1%
    Obayashi Corp.                                                  279,682    3,661,956       0.0%
    Oji Holdings Corp.                                            3,833,000   22,465,229       0.2%
    ORIX Corp.                                                    3,123,900   53,711,095       0.4%
    Resona Holdings, Inc.                                         6,274,800   33,917,354       0.3%
    Ricoh Co., Ltd.                                               3,215,400   29,838,362       0.2%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                         PERCENTAGE
                                               SHARES      VALUE++     OF NET ASSETS**
                                              --------- -------------- ---------------
JAPAN -- (Continued)
    Rohm Co., Ltd.                               30,900 $    2,876,396       0.0%
    Sankyo Co., Ltd.                             73,900      2,385,312       0.0%
    SBI Holdings, Inc.                          518,800      8,187,536       0.1%
    Sega Sammy Holdings, Inc.                   169,200      2,381,885       0.0%
    Seino Holdings Co., Ltd.                    413,700      6,035,636       0.1%
    Sekisui Chemical Co., Ltd.                   93,800      1,893,288       0.0%
    Sekisui House, Ltd.                         963,400     18,014,097       0.1%
    Shinsei Bank, Ltd.                          313,400      5,288,862       0.0%
#   Shizuoka Bank, Ltd. (The)                   851,000      8,281,602       0.1%
    Showa Denko K.K.                            261,500      8,762,058       0.1%
    Showa Shell Sekiyu K.K.                      13,600        160,442       0.0%
    Sojitz Corp.                              2,218,300      6,694,868       0.1%
    Sompo Holdings, Inc.                        389,100     15,639,956       0.1%
    Sumitomo Chemical Co., Ltd.               7,305,000     51,338,429       0.4%
    Sumitomo Corp.                              924,000     13,364,828       0.1%
    Sumitomo Electric Industries, Ltd.        2,838,500     48,326,399       0.4%
    Sumitomo Forestry Co., Ltd.                 516,000      8,689,482       0.1%
    Sumitomo Heavy Industries, Ltd.             372,600     15,654,595       0.1%
    Sumitomo Metal Mining Co., Ltd.             533,500     21,047,418       0.2%
    Sumitomo Mitsui Financial Group, Inc.     2,854,200    114,347,007       0.9%
    Sumitomo Mitsui Trust Holdings, Inc.        405,244     15,994,894       0.1%
    Sumitomo Rubber Industries, Ltd.            659,000     12,512,899       0.1%
    Suzuken Co., Ltd.                           113,000      4,073,409       0.0%
    T&D Holdings, Inc.                        1,329,500     20,741,071       0.2%
    Taiheiyo Cement Corp.                       279,821     11,184,161       0.1%
    Takashimaya Co., Ltd.                       821,634      7,559,775       0.1%
    TDK Corp.                                   399,200     30,674,241       0.2%
    Teijin, Ltd.                                771,690     16,333,011       0.1%
    THK Co., Ltd.                                49,800      1,816,515       0.0%
    Tokai Rika Co., Ltd.                        165,500      3,483,459       0.0%
    Tokio Marine Holdings, Inc.               1,011,819     43,616,701       0.3%
    Tokyo Broadcasting System Holdings, Inc.     49,400      1,005,902       0.0%
    Tokyo Tatemono Co., Ltd.                    410,100      5,753,019       0.0%
    Tokyu Fudosan Holdings Corp.              1,737,700     11,392,544       0.1%
    Toppan Printing Co., Ltd.                 1,044,000     10,621,364       0.1%
    Tosoh Corp.                                 603,000     13,013,182       0.1%
    Toyo Seikan Group Holdings, Ltd.            467,949      8,277,049       0.1%
    Toyoda Gosei Co., Ltd.                      257,800      6,303,724       0.1%
    Toyota Industries Corp.                     198,500     12,217,968       0.1%
    Toyota Motor Corp.                        3,590,490    222,703,923       1.8%
    Toyota Motor Corp. Sponsored ADR            213,893     26,522,732       0.2%
    Toyota Tsusho Corp.                         890,200     32,377,038       0.3%
    TS Tech Co., Ltd.                            29,700      1,063,672       0.0%
    TV Asahi Holdings Corp.                      31,700        638,375       0.0%
    Ube Industries, Ltd.                        460,500     14,146,590       0.1%
#   Universal Entertainment Corp.                23,600        768,807       0.0%
#   Yamada Denki Co., Ltd.                    2,456,700     13,067,681       0.1%
    Yamaguchi Financial Group, Inc.             320,148      3,878,016       0.0%
    Yokohama Rubber Co., Ltd. (The)             410,200      9,222,139       0.1%
    Zeon Corp.                                   65,000        865,392       0.0%
                                                        --------------      ----
TOTAL JAPAN                                              2,858,701,497      22.5%
                                                        --------------      ----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                           PERCENTAGE
                                                   SHARES     VALUE++    OF NET ASSETS**
                                                 ---------- ------------ ---------------
NETHERLANDS -- (3.1%)
    ABN AMRO Group NV                               582,636 $ 17,994,332       0.1%
    Aegon NV                                      2,557,168   15,097,142       0.1%
    Akzo Nobel NV                                    33,168    2,994,435       0.0%
#*  ArcelorMittal(03938L203)                        613,945   17,558,830       0.1%
*   ArcelorMittal(BYPBS67)                        1,654,076   47,365,370       0.4%
#   Coca-Cola European Partners P.L.C.               31,954    1,310,717       0.0%
    ING Groep NV                                  5,655,087  104,502,975       0.8%
#   ING Groep NV Sponsored ADR                    1,003,902   18,592,265       0.2%
    Koninklijke Ahold Delhaize NV                 2,893,097   54,434,335       0.4%
    Koninklijke Ahold Delhaize NV Sponsored ADR     211,969    3,986,925       0.0%
    Koninklijke DSM NV                              656,841   56,040,145       0.4%
    Koninklijke Philips NV(5986622)                 796,675   32,466,817       0.3%
    Koninklijke Philips NV(500472303)               158,104    6,449,062       0.1%
    NN Group NV                                     739,761   30,979,353       0.3%
                                                            ------------       ---
TOTAL NETHERLANDS                                            409,772,703       3.2%
                                                            ------------       ---
NEW ZEALAND -- (0.1%)
    Air New Zealand, Ltd.                         1,753,268    3,960,880       0.0%
    Auckland International Airport, Ltd.          1,065,526    4,541,446       0.0%
#   Fletcher Building, Ltd.                       1,337,463    6,746,464       0.1%
#   Fonterra Co-operative Group, Ltd.               172,242      750,700       0.0%
                                                            ------------       ---
TOTAL NEW ZEALAND                                             15,999,490       0.1%
                                                            ------------       ---
NORWAY -- (0.8%)
#   Aker ASA Class A                                 35,437    1,605,556       0.0%
    DNB ASA                                       1,392,388   26,872,226       0.2%
    Norsk Hydro ASA                               2,295,351   17,762,227       0.1%
    Norsk Hydro ASA Sponsored ADR                    46,000      355,902       0.0%
    SpareBank 1 SR-Bank ASA                         114,950    1,273,225       0.0%
#   Statoil ASA                                     875,996   17,798,058       0.2%
#   Statoil ASA Sponsored ADR                       178,746    3,630,331       0.0%
    Storebrand ASA                                  867,737    7,432,156       0.1%
    Subsea 7 SA                                     703,576   11,860,420       0.1%
    Yara International ASA                          330,724   15,706,969       0.1%
                                                            ------------       ---
TOTAL NORWAY                                                 104,297,070       0.8%
                                                            ------------       ---
PORTUGAL -- (0.0%)
    EDP Renovaveis SA                               541,158    4,474,616       0.0%
                                                            ------------       ---
SINGAPORE -- (1.0%)
    CapitaLand, Ltd.                              4,662,800   12,556,885       0.1%
    City Developments, Ltd.                       1,316,200   12,499,785       0.1%
    DBS Group Holdings, Ltd.                      1,614,918   26,966,794       0.2%
    Frasers Centrepoint, Ltd.                       465,500      710,188       0.0%
    Golden Agri-Resources, Ltd.                  12,719,900    3,686,634       0.0%
    Hutchison Port Holdings Trust                16,251,500    6,988,226       0.1%
#   Keppel Corp., Ltd.                            4,932,100   27,147,590       0.2%
    Olam International, Ltd.                        410,300      707,535       0.0%
#   SembCorp Industries, Ltd.                     3,098,300    7,503,925       0.1%
    Singapore Airlines, Ltd.                      2,547,600   19,199,613       0.1%
#   United Industrial Corp., Ltd.                 1,867,970    4,512,493       0.0%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                             PERCENTAGE
                                                     SHARES     VALUE++    OF NET ASSETS**
                                                   ---------- ------------ ---------------
SINGAPORE -- (Continued)
    UOL Group, Ltd.                                 1,015,674 $  6,735,608       0.1%
    Wilmar International, Ltd.                        588,400    1,464,204       0.0%
                                                              ------------       ---
TOTAL SINGAPORE                                                130,679,480       1.0%
                                                              ------------       ---
SPAIN -- (2.8%)
    Banco Bilbao Vizcaya Argentaria SA              1,795,325   15,699,164       0.1%
    Banco de Sabadell SA                           18,523,466   37,087,907       0.3%
    Banco Santander SA                             30,252,813  205,093,196       1.6%
    Banco Santander SA Sponsored ADR                  179,280    1,208,347       0.0%
    Bankia SA                                         147,066      701,835       0.0%
#   CaixaBank SA                                    1,589,744    7,437,442       0.1%
    Iberdrola SA                                      363,828    2,940,096       0.0%
    Mapfre SA                                         404,428    1,322,681       0.0%
    Repsol SA                                       5,254,339   98,463,132       0.8%
                                                              ------------       ---
TOTAL SPAIN                                                    369,953,800       2.9%
                                                              ------------       ---
SWEDEN -- (2.5%)
    Boliden AB                                      1,273,315   44,555,532       0.3%
*   Essity AB Class A                                  59,065    1,760,969       0.0%
*   Essity AB Class B                                 462,487   13,823,476       0.1%
    Getinge AB Class B                                209,520    4,124,107       0.0%
    Holmen AB Class A                                   2,781      138,800       0.0%
    Holmen AB Class B                                 226,221   11,118,575       0.1%
#   ICA Gruppen AB                                      8,133      299,939       0.0%
#   Millicom International Cellular SA                123,600    7,904,207       0.1%
    Nordea Bank AB                                  7,285,616   88,044,529       0.7%
    Skandinaviska Enskilda Banken AB                   26,692      330,008       0.0%
    Skandinaviska Enskilda Banken AB Class A        3,837,178   47,287,879       0.4%
*   SSAB AB Class A                                   488,788    2,399,678       0.0%
*   SSAB AB Class B                                   983,615    3,965,071       0.0%
    Svenska Cellulosa AB SCA Class A                   62,923      612,270       0.0%
    Svenska Cellulosa AB SCA Class B                  986,343    9,261,727       0.1%
    Svenska Handelsbanken AB Class A                  905,264   12,974,541       0.1%
    Svenska Handelsbanken AB Class B                    3,434       49,653       0.0%
    Tele2 AB Class B                                  614,314    7,813,913       0.1%
    Telefonaktiebolaget LM Ericsson Class A            28,098      177,355       0.0%
    Telefonaktiebolaget LM Ericsson Class B         4,670,331   29,390,761       0.2%
    Telefonaktiebolaget LM Ericsson Sponsored ADR     549,985    3,437,406       0.0%
#   Telia Co. AB                                    7,225,118   33,441,188       0.3%
#   Trelleborg AB Class B                             330,139    8,175,450       0.1%
                                                              ------------       ---
TOTAL SWEDEN                                                   331,087,034       2.6%
                                                              ------------       ---
SWITZERLAND -- (7.4%)
    ABB, Ltd.                                       1,133,762   29,608,228       0.2%
    Adecco Group AG                                   747,305   59,289,170       0.5%
    Baloise Holding AG                                216,241   34,091,968       0.3%
    Banque Cantonale Vaudoise                             468      336,513       0.0%
    Cie Financiere Richemont SA                     1,177,332  108,533,855       0.8%
#   Clariant AG                                     1,343,506   33,802,482       0.3%
#   Credit Suisse Group AG                          1,363,427   21,486,002       0.2%
    Credit Suisse Group AG Sponsored ADR            1,052,790   16,549,859       0.1%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                  PERCENTAGE
                                                         SHARES      VALUE++    OF NET ASSETS**
                                                       ----------- ------------ ---------------
SWITZERLAND -- (Continued)
*   Dufry AG                                               143,489 $ 21,358,095       0.2%
    Flughafen Zurich AG                                     20,042    4,358,648       0.0%
    Helvetia Holding AG                                      2,332    1,253,645       0.0%
    Julius Baer Group, Ltd.                                596,936   35,307,303       0.3%
    LafargeHolcim, Ltd.                                    822,246   46,428,026       0.3%
    LafargeHolcim, Ltd.                                    375,078   21,138,147       0.2%
    Lonza Group AG                                           1,094      290,633       0.0%
    Novartis AG                                          1,704,593  140,593,520       1.1%
    Novartis AG Sponsored ADR                              214,801   17,738,267       0.1%
    Swatch Group AG (The)(7184736)                         176,687   13,318,067       0.1%
    Swatch Group AG (The)(7184725)                         139,269   54,585,613       0.4%
    Swiss Life Holding AG                                  106,141   36,891,350       0.3%
    Swiss Re AG                                            821,038   77,268,128       0.6%
    UBS Group AG(BRJL176)                                3,507,610   59,675,333       0.5%
*   UBS Group AG(H42097107)                                546,615    9,297,921       0.1%
    Vifor Pharma AG                                            594       76,401       0.0%
    Zurich Insurance Group AG                              417,577  127,429,914       1.0%
                                                                   ------------       ---
TOTAL SWITZERLAND                                                   970,707,088       7.6%
                                                                   ------------       ---
UNITED KINGDOM -- (16.6%)
#   Anglo American P.L.C.                                5,924,428  111,752,548       0.9%
    Antofagasta P.L.C.                                     156,105    1,978,415       0.0%
    Aviva P.L.C.                                         1,038,459    6,966,424       0.1%
    Barclays P.L.C.                                        164,749      406,553       0.0%
    Barclays P.L.C. Sponsored ADR                        4,808,211   47,312,796       0.4%
    Barratt Developments P.L.C.                          1,813,872   15,771,289       0.1%
    BHP Billiton P.L.C.                                    767,576   13,897,450       0.1%
    BHP Billiton P.L.C. ADR                                148,415    5,390,433       0.0%
    BP P.L.C. Sponsored ADR                              8,731,578  355,113,277       2.8%
    Carnival P.L.C.                                         71,875    4,738,594       0.0%
    Glencore P.L.C.                                     22,334,025  107,721,452       0.9%
    HSBC Holdings P.L.C.                                19,975,015  195,058,378       1.5%
#   HSBC Holdings P.L.C. Sponsored ADR                   2,963,067  144,508,777       1.1%
    J Sainsbury P.L.C.                                   8,162,535   26,285,174       0.2%
    Kingfisher P.L.C.                                    7,427,275   30,879,863       0.3%
    Lloyds Banking Group P.L.C.                        143,997,641  130,523,854       1.0%
#   Lloyds Banking Group P.L.C. ADR                      1,479,223    5,458,333       0.1%
    Mediclinic International P.L.C.                         54,336      419,980       0.0%
    Old Mutual P.L.C.                                    1,211,513    3,073,279       0.0%
    Pearson P.L.C.                                         818,107    7,639,187       0.1%
#   Pearson P.L.C. Sponsored ADR                         1,201,322   11,148,268       0.1%
*   Royal Bank of Scotland Group P.L.C.                  2,796,353   10,504,688       0.1%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR      632,031    4,797,115       0.0%
    Royal Dutch Shell P.L.C. Class A                     2,374,989   74,764,137       0.6%
    Royal Dutch Shell P.L.C. Class B                       398,623   12,834,572       0.1%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A      3,844,392  242,312,004       1.9%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B      3,852,485  251,798,420       2.0%
    Royal Mail P.L.C.                                      807,231    4,011,254       0.0%
*   Standard Chartered P.L.C.                            5,520,665   54,985,098       0.4%
    Vodafone Group P.L.C.                               58,351,986  166,906,425       1.3%
#   Vodafone Group P.L.C. Sponsored ADR                  4,011,201  116,244,613       0.9%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                 SHARES       VALUE++     OF NET ASSETS**
                                                               ---------- --------------- ---------------
UNITED KINGDOM -- (Continued)
       WM Morrison Supermarkets P.L.C.                          7,325,421 $    21,809,523        0.2%
                                                                          ---------------      -----
TOTAL UNITED KINGDOM                                                        2,187,012,173       17.2%
                                                                          ---------------      -----
TOTAL COMMON STOCKS                                                        12,434,865,953       97.6%
                                                                          ---------------      -----
PREFERRED STOCKS -- (1.0%)
GERMANY -- (1.0%)
       Bayerische Motoren Werke AG                                 79,155       6,945,256        0.1%
       Porsche Automobil Holding SE                               267,840      19,599,304        0.1%
       Volkswagen AG                                              601,796     110,190,738        0.9%
                                                                          ---------------      -----
TOTAL GERMANY                                                                 136,735,298        1.1%
                                                                          ---------------      -----
TOTAL PREFERRED STOCKS                                                        136,735,298        1.1%
                                                                          ---------------      -----
RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
*      Banco Santander SA Rights 11/01/17                      33,757,309       1,612,210        0.0%
                                                                          ---------------      -----
TOTAL INVESTMENT SECURITIES                                                12,573,213,461
                                                                          ---------------

                                                                              VALUE+
                                                                          ---------------
SECURITIES LENDING COLLATERAL -- (4.5%)
(S)@   DFA Short Term Investment Fund                          51,323,210     593,860,860        4.7%
                                                                          ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $11,050,403,930)                      $13,167,074,321      103.4%
                                                                          ===============      =====

At October 31, 2017, The DFA International Value Series had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFA Index Future     381     12/15/17  $ 37,262,799 $ 38,240,970   $  978,171
S&P 500 Emini Index(R)     554     12/15/17    69,357,696   71,263,790    1,906,094
                                             ------------ ------------   ----------
Total futures contracts                      $106,620,495 $109,504,760   $2,884,265
                                             ============ ============   ==========

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
   Australia                   $   66,171,450 $   682,543,367   --    $   748,714,817
   Austria                                 --      13,284,762   --         13,284,762
   Belgium                                 --     129,560,360   --        129,560,360
   Canada                       1,012,049,891              --   --      1,012,049,891
   Denmark                                 --     222,737,552   --        222,737,552
   Finland                          3,512,957     111,876,773   --        115,389,730
   France                              90,389   1,205,921,368   --      1,206,011,757
   Germany                        121,435,557     833,971,440   --        955,406,997
   Hong Kong                               --     323,437,584   --        323,437,584
   Ireland                          7,455,562      23,309,102   --         30,764,664
   Israel                                  --      48,328,428   --         48,328,428
   Italy                           41,309,073     205,185,387   --        246,494,460
   Japan                           65,681,064   2,793,020,433   --      2,858,701,497
   Netherlands                     46,587,082     363,185,621   --        409,772,703
   New Zealand                             --      15,999,490   --         15,999,490
   Norway                           3,986,233     100,310,837   --        104,297,070
   Portugal                                --       4,474,616   --          4,474,616
   Singapore                               --     130,679,480   --        130,679,480
   Spain                            1,208,347     368,745,453   --        369,953,800
   Sweden                           3,437,406     327,649,628   --        331,087,034
   Switzerland                     43,586,047     927,121,041   --        970,707,088
   United Kingdom               1,184,084,036   1,002,928,137   --      2,187,012,173
Preferred Stocks
   Germany                                 --     136,735,298   --        136,735,298
RIGHTS/WARRANTS
   Spain                                   --       1,612,210   --          1,612,210
Securities Lending Collateral              --     593,860,860   --        593,860,860
Futures Contracts**                 2,884,265              --   --          2,884,265
                               -------------- ---------------   --    ---------------
TOTAL                          $2,603,479,359 $10,566,479,227   --    $13,169,958,586
                               ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                       THE JAPANESE SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
COMMON STOCKS -- (90.8%)
Consumer Discretionary -- (17.8%)
    Adastria Co., Ltd.                                           186,240 $ 4,059,363       0.1%
#   Adventure, Inc.                                                4,600     656,321       0.0%
#   Aeon Fantasy Co., Ltd.                                        49,332   1,937,099       0.1%
*   AGORA Hospitality Group Co., Ltd.                            372,000     118,094       0.0%
    Ahresty Corp.                                                137,600   1,124,239       0.0%
    Aisan Industry Co., Ltd.                                     222,700   2,550,167       0.1%
#*  Akebono Brake Industry Co., Ltd.                             630,900   2,153,036       0.1%
#*  Allied Architects, Inc.                                       43,400     354,662       0.0%
    Alpen Co., Ltd.                                              115,000   2,287,372       0.1%
    Alpha Corp.                                                   36,600     742,479       0.0%
    Alpine Electronics, Inc.                                     277,500   6,157,222       0.2%
    Amiyaki Tei Co., Ltd.                                         25,900   1,213,181       0.0%
    Amuse, Inc.                                                   72,498   1,902,486       0.1%
*   Anrakutei Co., Ltd.                                            2,200      91,159       0.0%
    AOI TYO Holdings, Inc.                                       109,931   1,173,482       0.0%
    AOKI Holdings, Inc.                                          247,700   3,455,208       0.1%
    Aoyama Trading Co., Ltd.                                     307,500  11,394,402       0.3%
    Arata Corp.                                                   62,700   2,664,313       0.1%
    Arcland Sakamoto Co., Ltd.                                   181,800   2,971,472       0.1%
    Arcland Service Holdings Co., Ltd.                           104,900   2,314,015       0.1%
    Asahi Broadcasting Corp.                                      44,400     363,287       0.0%
    Asahi Co., Ltd.                                              105,600   1,283,679       0.0%
    Asante, Inc.                                                  32,500     602,045       0.0%
    Asatsu-DK, Inc.                                              215,700   7,149,293       0.2%
#   Ashimori Industry Co., Ltd.                                   28,699     794,539       0.0%
#   ASKUL Corp.                                                  144,900   3,900,769       0.1%
*   Asrapport Dining Co., Ltd.                                    36,200     140,217       0.0%
    Asti Corp.                                                    16,600     664,267       0.0%
#   Atom Corp.                                                   575,100   4,197,910       0.1%
    Atsugi Co., Ltd.                                             104,000   1,183,867       0.0%
#   Autobacs Seven Co., Ltd.                                     455,700   7,833,488       0.2%
    Avex Group Holdings, Inc.                                    243,100   3,360,461       0.1%
#   Beenos, Inc.                                                  31,300     339,648       0.0%
    Belluna Co., Ltd.                                            258,800   2,940,394       0.1%
    Bic Camera, Inc.                                             551,900   6,798,255       0.2%
#   Bookoff Corp.                                                 59,400     427,634       0.0%
#   BRONCO BILLY Co., Ltd.                                        68,300   1,772,489       0.1%
    Can Do Co., Ltd.                                              58,900     921,351       0.0%
    Central Automotive Products, Ltd.                             62,100   1,010,523       0.0%
#   Central Sports Co., Ltd.                                      44,100   1,583,211       0.1%
#   Ceres, Inc.                                                    8,400      96,022       0.0%
    CHIMNEY Co., Ltd.                                             27,800     697,923       0.0%
    Chiyoda Co., Ltd.                                            102,100   2,614,307       0.1%
    Chofu Seisakusho Co., Ltd.                                   132,900   3,243,673       0.1%
    Chori Co., Ltd.                                               74,000   1,348,546       0.0%
    Chuo Spring Co., Ltd.                                         19,600     655,037       0.0%
    Clarion Co., Ltd.                                            741,000   2,822,049       0.1%
    Cleanup Corp.                                                127,800   1,017,602       0.0%
#   Coco's Japan Co., Ltd.                                        31,800     619,934       0.0%
#   Colowide Co., Ltd.                                           370,700   6,957,612       0.2%
    Corona Corp.                                                 101,400   1,210,785       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#   Create Restaurants Holdings, Inc.                            276,900 $2,968,198       0.1%
    Cross Plus, Inc.                                               2,500     28,226       0.0%
    D.A. Consortium Holdings, Inc.                               138,900  2,305,853       0.1%
    Daido Metal Co., Ltd.                                        210,200  1,941,275       0.1%
#   Daidoh, Ltd.                                                 143,200    555,254       0.0%
#   Daikoku Denki Co., Ltd.                                       54,400    832,154       0.0%
    Daikyonishikawa Corp.                                        231,200  3,928,903       0.1%
    Dainichi Co., Ltd.                                            51,200    380,298       0.0%
    Daisyo Corp.                                                  47,200    714,851       0.0%
    Daiyu Lic Holdings Co., Ltd.                                  33,600    313,978       0.0%
    DCM Holdings Co., Ltd.                                       627,500  5,764,638       0.2%
    DD Holdings Co., Ltd.                                         25,400    977,618       0.0%
    Descente, Ltd.                                               257,600  3,577,772       0.1%
    Doshisha Co., Ltd.                                           153,900  3,381,937       0.1%
    Doutor Nichires Holdings Co., Ltd.                           195,386  4,638,927       0.1%
    Dunlop Sports Co., Ltd.                                       76,600  1,136,605       0.0%
#   Dynic Corp.                                                   34,800    385,236       0.0%
    Eagle Industry Co., Ltd.                                     148,400  2,882,942       0.1%
#   EDION Corp.                                                  471,900  4,767,481       0.1%
#   ES-Con Japan, Ltd.                                           215,000  1,019,354       0.0%
    ESCRIT, Inc.                                                  19,900    155,228       0.0%
#   Evolable Asia Corp.                                           33,400    732,633       0.0%
    Exedy Corp.                                                  193,000  5,787,206       0.2%
    F-Tech, Inc.                                                  64,100  1,069,474       0.0%
    FCC Co., Ltd.                                                211,500  5,106,276       0.1%
*   Felissimo Corp.                                               11,200    132,735       0.0%
#   Fields Corp.                                                  96,800    942,947       0.0%
#   Fine Sinter Co., Ltd.                                          9,800    199,038       0.0%
#   First Juken Co., Ltd.                                         26,900    428,327       0.0%
#   First-corp, Inc.                                              46,100    483,167       0.0%
    FJ Next Co., Ltd.                                             97,400    834,246       0.0%
    Foster Electric Co., Ltd.                                    155,800  3,656,827       0.1%
    France Bed Holdings Co., Ltd.                                144,200  1,337,642       0.0%
#*  FreakOut Holdings, Inc.                                       36,100  1,321,445       0.0%
#   Fuji Co., Ltd.                                               111,400  2,638,331       0.1%
#   Fuji Corp.                                                    29,000    542,645       0.0%
    Fuji Corp., Ltd.                                             160,000  1,157,125       0.0%
    Fuji Kiko Co., Ltd.                                          137,400    897,187       0.0%
#   Fuji Kyuko Co., Ltd.                                         134,500  3,003,024       0.1%
    Fuji Oozx, Inc.                                                  600     28,067       0.0%
    Fujibo Holdings, Inc.                                         68,500  2,162,617       0.1%
    Fujikura Rubber, Ltd.                                        116,900    961,644       0.0%
#   Fujio Food System Co., Ltd.                                   42,100    666,963       0.0%
    Fujishoji Co., Ltd.                                           50,400    527,245       0.0%
#   Fujita Kanko, Inc.                                            50,900  1,621,721       0.1%
    Fujitsu General, Ltd.                                         25,700    491,512       0.0%
    FuKoKu Co., Ltd.                                              52,100    508,300       0.0%
#   Funai Electric Co., Ltd.                                     138,900  1,127,506       0.0%
#   Furukawa Battery Co., Ltd. (The)                              89,000    958,304       0.0%
    Furyu Corp.                                                   70,300    726,289       0.0%
    Futaba Industrial Co., Ltd.                                  389,900  3,789,770       0.1%
    G-Tekt Corp.                                                 112,800  2,415,307       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Gakken Holdings Co., Ltd.                                     31,300 $  906,368       0.0%
    Gakkyusha Co., Ltd.                                           44,900    651,582       0.0%
#   Genki Sushi Co., Ltd.                                         25,500    701,948       0.0%
#   Geo Holdings Corp.                                           223,300  3,634,999       0.1%
#   Gfoot Co., Ltd.                                               59,800    400,091       0.0%
    GLOBERIDE, Inc.                                               62,299  1,085,275       0.0%
#   Gokurakuyu Holdings Co., Ltd.                                 45,800    309,079       0.0%
#   Goldwin, Inc.                                                 20,100  1,561,760       0.1%
#   Golf Digest Online, Inc.                                      58,300    541,293       0.0%
#   Gourmet Kineya Co., Ltd.                                      85,000    848,988       0.0%
#   GSI Creos Corp.                                               32,300    516,155       0.0%
    Gunze, Ltd.                                                  116,200  5,285,815       0.1%
    H-One Co., Ltd.                                              129,300  1,858,608       0.1%
    H2O Retailing Corp.                                          305,100  5,643,715       0.2%
#   Hagihara Industries, Inc.                                     80,800  1,403,182       0.0%
    Hakuyosha Co., Ltd.                                            9,100    279,275       0.0%
#   Hamee Corp.                                                   36,900    533,353       0.0%
    Handsman Co., Ltd.                                            32,100    463,143       0.0%
    Happinet Corp.                                               104,100  1,793,785       0.1%
#   Harada Industry Co., Ltd.                                     36,500    287,276       0.0%
    Hard Off Corp. Co., Ltd.                                      57,900    593,735       0.0%
    Haruyama Holdings, Inc.                                       49,100    441,067       0.0%
    Heian Ceremony Service Co., Ltd.                               6,700     56,986       0.0%
#   Heiwa Corp.                                                  119,900  2,210,922       0.1%
    HI-LEX Corp.                                                  74,300  1,879,476       0.1%
    Hiday Hidaka Corp.                                           120,756  3,547,812       0.1%
#   Himaraya Co., Ltd.                                            35,900    320,524       0.0%
    Hinokiya Holdings Co., Ltd.                                    3,600     81,982       0.0%
#   Hiramatsu, Inc.                                              190,600  1,050,494       0.0%
#   HIS Co., Ltd.                                                249,300  8,347,847       0.2%
    Honeys Holdings Co., Ltd.                                    106,040  1,122,184       0.0%
    Hoosiers Holdings                                            149,300  1,417,041       0.0%
#   Hotland Co., Ltd.                                             61,800    795,849       0.0%
    HUB Co., Ltd.                                                  7,700     94,749       0.0%
    I K K, Inc.                                                   65,900    509,070       0.0%
    I.K Co. Ltd.                                                   2,300    199,684       0.0%
    IBJ, Inc.                                                    103,500    830,032       0.0%
#   Ichibanya Co., Ltd.                                           80,058  3,102,522       0.1%
#   Ichikoh Industries, Ltd.                                     244,500  1,906,917       0.1%
#   IDOM, Inc.                                                   433,200  3,159,139       0.1%
    IJT Technology Holdings Co., Ltd.                            132,680  1,228,612       0.0%
    Imagica Robot Holdings, Inc.                                  87,500    732,603       0.0%
    Imasen Electric Industrial                                   109,300  1,412,946       0.0%
    Imperial Hotel, Ltd.                                          12,300    223,697       0.0%
#   Intage Holdings, Inc.                                        228,000  2,991,809       0.1%
*   Izutsuya Co., Ltd.                                            61,699    269,733       0.0%
    Janome Sewing Machine Co., Ltd.                              112,700    778,705       0.0%
    Japan Best Rescue System Co., Ltd.                            76,700    320,406       0.0%
    Japan Wool Textile Co., Ltd. (The)                           354,200  3,181,403       0.1%
#   JINS, Inc.                                                    84,100  4,370,190       0.1%
#   Joban Kosan Co., Ltd.                                         40,299    662,235       0.0%
#   Jolly - Pasta Co., Ltd.                                       17,700    252,396       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Joshin Denki Co., Ltd.                                         123,500 $4,274,097       0.1%
    Joyful Honda Co., Ltd.                                          75,600  2,040,996       0.1%
#   JP-Holdings, Inc.                                              374,800  1,319,586       0.0%
    JVC Kenwood Corp.                                            1,000,930  3,138,027       0.1%
#   K's Holdings Corp.                                              41,800    959,330       0.0%
*   Kadokawa Dwango                                                362,333  4,180,461       0.1%
*   Kappa Create Co., Ltd.                                          24,600    276,250       0.0%
    Kasai Kogyo Co., Ltd.                                          164,500  2,475,107       0.1%
    Kawai Musical Instruments Manufacturing Co., Ltd.               43,300    914,215       0.0%
    Keihin Corp.                                                   267,500  4,931,688       0.1%
#   Keiyo Co., Ltd.                                                212,100  1,429,194       0.0%
#   KFC Holdings Japan, Ltd.                                       100,700  1,778,901       0.1%
    Ki-Star Real Estate Co., Ltd.                                   42,700    898,395       0.0%
    King Co., Ltd.                                                  12,500     58,357       0.0%
*   Kintetsu Department Store Co., Ltd.                             36,600  1,201,028       0.0%
    Kitamura Co., Ltd.                                               2,000     13,156       0.0%
*   KNT-CT Holdings Co., Ltd.                                       76,500  1,328,064       0.0%
#   Kohnan Shoji Co., Ltd.                                         179,800  3,842,770       0.1%
*   Kojima Co., Ltd.                                               203,400    670,393       0.0%
    Komatsu Seiren Co., Ltd.                                       208,900  1,812,849       0.1%
    KOMEDA Holdings Co., Ltd.                                       67,500  1,150,707       0.0%
    Komehyo Co., Ltd.                                               45,200    720,585       0.0%
    Komeri Co., Ltd.                                               192,600  5,770,447       0.2%
#   Konaka Co., Ltd.                                               149,806    798,467       0.0%
    Koshidaka Holdings Co., Ltd.                                    78,000  3,155,237       0.1%
#   Kourakuen Holdings Corp.                                        69,400  1,387,019       0.0%
    KU Holdings Co., Ltd.                                          130,900  1,230,789       0.0%
#   Kura Corp.                                                      69,200  3,095,690       0.1%
    Kurabo Industries, Ltd.                                      1,241,000  3,599,920       0.1%
    KYB Corp.                                                      124,700  8,096,520       0.2%
    Kyoritsu Maintenance Co., Ltd.                                 188,662  5,958,482       0.2%
#*  Laox Co., Ltd.                                                 190,100    796,120       0.0%
#   LEC, Inc.                                                       81,100  2,139,265       0.1%
#   LIFULL Co., Ltd.                                               364,500  2,800,968       0.1%
*   Litalico, Inc.                                                  11,400    168,624       0.0%
#   Look, Inc.                                                     228,000    866,493       0.0%
#   Mamiya-Op Co., Ltd.                                             25,800    276,256       0.0%
    Mars Engineering Corp.                                          66,700  1,358,682       0.0%
#*  Maruzen CHI Holdings Co., Ltd.                                  66,900    206,035       0.0%
#   Matsuya Co., Ltd.                                              188,500  2,037,135       0.1%
    Matsuya Foods Co., Ltd.                                         59,900  2,297,560       0.1%
#*  Meganesuper Co., Ltd.                                          637,300    431,574       0.0%
    Meiko Network Japan Co., Ltd.                                  136,000  1,575,946       0.1%
    Meiwa Estate Co., Ltd.                                          70,500    572,399       0.0%
    Mikuni Corp.                                                   130,500    682,846       0.0%
#   Misawa Homes Co., Ltd.                                         150,400  1,333,014       0.0%
    Mitsuba Corp.                                                  212,690  3,554,456       0.1%
    Mitsui Home Co., Ltd.                                          165,000  1,092,071       0.0%
    Mizuno Corp.                                                   126,400  3,595,151       0.1%
    Monogatari Corp. (The)                                          33,600  2,475,679       0.1%
    Morito Co., Ltd.                                                78,000    743,576       0.0%
    MrMax Holdings, Ltd.                                           127,800    841,042       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Murakami Corp.                                                  22,400 $  657,253       0.0%
    Musashi Seimitsu Industry Co., Ltd.                            139,000  4,430,628       0.1%
    Nafco Co., Ltd.                                                 36,700    568,465       0.0%
    Nagawa Co., Ltd.                                                31,100  1,249,855       0.0%
*   Naigai Co., Ltd.                                                54,400    281,972       0.0%
#   Nakayamafuku Co., Ltd.                                          33,600    230,697       0.0%
#   Nextage Co., Ltd.                                               41,000    917,600       0.0%
    Nice Holdings, Inc.                                             44,400    629,443       0.0%
    Nichirin Co., Ltd.                                              48,200  1,758,894       0.1%
    Nihon Eslead Corp.                                              47,300    861,880       0.0%
#   Nihon House Holdings Co., Ltd.                                 269,800  1,483,273       0.0%
#   Nihon Plast Co., Ltd.                                           70,300    758,085       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                   82,400  1,495,769       0.0%
    Nippon Felt Co., Ltd.                                           58,200    264,083       0.0%
    Nippon Piston Ring Co., Ltd.                                    48,600  1,043,604       0.0%
    Nippon Seiki Co., Ltd.                                         264,400  6,126,954       0.2%
#   Nippon View Hotel Co., Ltd.                                     33,600    416,432       0.0%
    Nishikawa Rubber Co., Ltd.                                      24,200    497,682       0.0%
#   Nishimatsuya Chain Co., Ltd.                                   325,800  3,585,718       0.1%
    Nissan Shatai Co., Ltd.                                        369,400  3,952,814       0.1%
    Nissan Tokyo Sales Holdings Co., Ltd.                          170,000    612,777       0.0%
    Nissei Build Kogyo Co., Ltd.                                   216,500  2,470,798       0.1%
    Nissin Kogyo Co., Ltd.                                         258,900  4,797,284       0.1%
    Nittan Valve Co., Ltd.                                          86,000    358,457       0.0%
    Nojima Corp.                                                   180,400  4,206,751       0.1%
    Ohashi Technica, Inc.                                           50,500    748,714       0.0%
    Ohsho Food Service Corp.                                        80,600  3,369,883       0.1%
*   Oisix.daichi, Inc.                                              19,200    368,809       0.0%
*   Onkyo Corp.                                                     32,700     57,941       0.0%
    Onward Holdings Co., Ltd.                                      792,000  6,677,401       0.2%
#   Ootoya Holdings Co., Ltd.                                       22,200    399,209       0.0%
#*  Open Door, Inc.                                                 20,300    947,446       0.0%
#   OPT Holding, Inc.                                               72,900    792,277       0.0%
#   Otsuka Kagu, Ltd.                                               77,500    611,780       0.0%
    Ozu Corp.                                                        2,100     41,444       0.0%
    Pacific Industrial Co., Ltd.                                   293,300  3,813,728       0.1%
    PAL GROUP Holdings Co., Ltd.                                    70,000  1,989,907       0.1%
    PALTAC Corp.                                                   181,634  7,213,781       0.2%
    PAPYLESS Co., Ltd.                                              28,600    645,606       0.0%
    Parco Co., Ltd.                                                123,400  1,647,284       0.1%
    Paris Miki Holdings, Inc.                                      161,800    674,782       0.0%
#   PC Depot Corp.                                                 245,041  1,870,268       0.1%
#   People Co., Ltd.                                                17,000    289,082       0.0%
#   Pepper Food Service Co., Ltd.                                   84,000  4,954,906       0.1%
#   PIA Corp.                                                       32,500  1,647,727       0.1%
    Piolax, Inc.                                                   170,100  4,705,818       0.1%
#*  Pioneer Corp.                                                2,136,700  4,137,511       0.1%
    Plenus Co., Ltd.                                               133,800  2,725,635       0.1%
    Press Kogyo Co., Ltd.                                          623,200  3,505,329       0.1%
    Pressance Corp.                                                229,100  3,085,636       0.1%
    Proto Corp.                                                     79,000  1,137,033       0.0%
#   Raccoon Co., Ltd.                                               79,000    441,937       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Regal Corp.                                                    1,000 $   25,910       0.0%
#   Renaissance, Inc.                                             60,600    901,661       0.0%
#*  Renown, Inc.                                                 323,700    568,249       0.0%
#   Resort Solution Co., Ltd.                                     16,799    596,920       0.0%
#   Resorttrust, Inc.                                            507,200  9,986,546       0.3%
    Rhythm Watch Co., Ltd.                                        55,900  1,169,720       0.0%
    Riberesute Corp.                                              44,200    394,417       0.0%
#   Ride On Express Holdings Co., Ltd.                            48,300    444,068       0.0%
#   Right On Co., Ltd.                                            96,125    797,914       0.0%
    Riken Corp.                                                   60,300  3,136,771       0.1%
#   Ringer Hut Co., Ltd.                                         145,200  3,148,778       0.1%
    Riso Kyoiku Co., Ltd.                                        216,900  1,725,117       0.1%
    Round One Corp.                                              442,300  5,715,705       0.2%
    Royal Holdings Co., Ltd.                                     178,300  4,609,829       0.1%
*   Royal Hotel, Ltd. (The)                                          600     10,430       0.0%
    Sac's Bar Holdings, Inc.                                     124,150  1,513,030       0.0%
    Saizeriya Co., Ltd.                                          184,600  5,694,529       0.2%
    Sakai Ovex Co., Ltd.                                          30,899    634,392       0.0%
    San Holdings, Inc.                                            21,900    564,868       0.0%
*   Sanden Holdings Corp.                                        150,400  3,057,728       0.1%
#   Sanei Architecture Planning Co., Ltd.                         50,300  1,119,407       0.0%
    Sangetsu Corp.                                               328,750  6,050,338       0.2%
#   Sanko Marketing Foods Co., Ltd.                               27,800    244,418       0.0%
    Sankyo Seiko Co., Ltd.                                       192,600    796,851       0.0%
    Sanoh Industrial Co., Ltd.                                   154,600  1,366,860       0.0%
#   Sanrio Co., Ltd.                                             306,400  5,074,367       0.1%
    Sanyei Corp.                                                   3,500    118,512       0.0%
#   Sanyo Electric Railway Co., Ltd.                             102,998  2,613,772       0.1%
    Sanyo Housing Nagoya Co., Ltd.                                64,700    704,304       0.0%
#   Sanyo Shokai, Ltd.                                            76,599  1,411,693       0.0%
#   Scroll Corp.                                                 175,900    742,211       0.0%
#   Seiko Holdings Corp.                                         195,881  4,890,273       0.1%
    Seiren Co., Ltd.                                             306,800  5,354,764       0.1%
    Senshukai Co., Ltd.                                          205,800  1,273,818       0.0%
#   Septeni Holdings Co., Ltd.                                   643,700  1,813,312       0.1%
    SFP Holdings Co., Ltd.                                        69,600  1,132,274       0.0%
#   Shidax Corp.                                                 111,200    433,899       0.0%
    Shikibo, Ltd.                                                 77,900  1,099,209       0.0%
    Shimachu Co., Ltd.                                           282,300  7,950,489       0.2%
    Shimojima Co., Ltd.                                           29,300    308,769       0.0%
#   Shobunsha Publications, Inc.                                 258,500  1,719,674       0.1%
    Shochiku Co., Ltd.                                             5,400    803,960       0.0%
#   Shoei Co., Ltd.                                               76,000  2,551,578       0.1%
    Showa Corp.                                                  326,000  4,273,138       0.1%
    SKY Perfect JSAT Holdings, Inc.                              899,100  4,168,897       0.1%
#   Snow Peak, Inc.                                               25,100    684,205       0.0%
    SNT Corp.                                                     92,800    623,983       0.0%
    Soft99 Corp.                                                  70,000    704,229       0.0%
    Sotoh Co., Ltd.                                               41,400    420,547       0.0%
    SPK Corp.                                                     20,200    584,309       0.0%
    SRS Holdings Co., Ltd.                                        11,400     92,704       0.0%
    St Marc Holdings Co., Ltd.                                   104,200  3,148,668       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Starts Corp., Inc.                                           188,800 $5,120,455       0.1%
    Step Co., Ltd.                                                48,100    663,127       0.0%
    Studio Alice Co., Ltd.                                        60,200  1,392,751       0.0%
#   Suminoe Textile Co., Ltd.                                    351,000    988,175       0.0%
    Sumitomo Riko Co., Ltd.                                      235,200  2,284,347       0.1%
#   Sun Corp.                                                    104,900    714,404       0.0%
    Suncall Corp.                                                 70,100    438,726       0.0%
#   Syuppin Co., Ltd.                                             50,400  1,148,354       0.0%
    T RAD Co., Ltd.                                               47,900  1,988,042       0.1%
    T-Gaia Corp.                                                 139,000  2,828,702       0.1%
    Tachi-S Co., Ltd.                                            197,140  3,703,012       0.1%
    Tachikawa Corp.                                               58,300    688,975       0.0%
    Taiho Kogyo Co., Ltd.                                        101,400  1,516,827       0.1%
    Take And Give Needs Co., Ltd.                                 62,670    479,214       0.0%
    Takihyo Co., Ltd.                                             24,200    499,101       0.0%
    Tama Home Co., Ltd.                                           99,500    645,246       0.0%
    Tamron Co., Ltd.                                             119,500  2,494,908       0.1%
    TBK Co., Ltd.                                                121,000    557,025       0.0%
    Tear Corp.                                                    42,700    345,392       0.0%
*   Ten Allied Co., Ltd.                                          10,500     40,621       0.0%
#   Tenpos Busters Co., Ltd.                                      27,300    482,524       0.0%
    Tigers Polymer Corp.                                          58,300    414,567       0.0%
    Toa Corp.                                                    136,700  1,445,086       0.0%
#   Toabo Corp.                                                   54,799    300,690       0.0%
    Toei Animation Co., Ltd.                                      26,100  2,362,270       0.1%
    Toei Co., Ltd.                                                44,900  4,871,341       0.1%
    Tohokushinsha Film Corp.                                      47,800    314,841       0.0%
    Tokai Rika Co., Ltd.                                         339,900  7,154,245       0.2%
    Token Corp.                                                   47,550  5,733,702       0.2%
#*  Tokyo Base Co., Ltd.                                          33,200  1,361,337       0.0%
    Tokyo Dome Corp.                                             577,500  5,422,702       0.1%
#   Tokyo Individualized Educational Institute, Inc.             121,000  1,066,515       0.0%
    Tokyo Radiator Manufacturing Co., Ltd.                        21,400    192,057       0.0%
    Tokyotokeiba Co., Ltd.                                       108,300  3,295,511       0.1%
#   Tokyu Recreation Co., Ltd.                                    99,000    802,842       0.0%
    Tomy Co., Ltd.                                               523,693  8,472,972       0.2%
    Topre Corp.                                                  242,200  7,132,079       0.2%
    Toridoll Holdings Corp.                                      139,000  4,463,596       0.1%
#   Torikizoku Co., Ltd.                                          48,100  1,300,009       0.0%
#   Tosho Co., Ltd.                                              102,400  2,828,164       0.1%
#   Tow Co., Ltd.                                                109,300    863,664       0.0%
    TPR Co., Ltd.                                                141,900  5,016,511       0.1%
    TS Tech Co., Ltd.                                            230,300  8,247,932       0.2%
    TSI Holdings Co., Ltd.                                       468,295  3,924,913       0.1%
#   Tsukada Global Holdings, Inc.                                109,400    561,708       0.0%
    Tsukamoto Corp. Co., Ltd.                                     19,000    215,792       0.0%
    Tsutsumi Jewelry Co., Ltd.                                    50,900    900,138       0.0%
    TV Asahi Holdings Corp.                                      123,500  2,487,044       0.1%
    Tv Tokyo Holdings Corp.                                       91,800  1,921,521       0.1%
#*  U-Shin, Ltd.                                                 123,600    834,938       0.0%
    Ukai Co., Ltd.                                                 1,000     27,031       0.0%
#   Umenohana Co., Ltd.                                            7,200    179,989       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
    Unipres Corp.                                                230,700 $  6,228,852       0.2%
    United Arrows, Ltd.                                          150,200    5,629,455       0.2%
*   Unitika, Ltd.                                                399,200    3,523,517       0.1%
    ValueCommerce Co., Ltd.                                      117,600      824,910       0.0%
    Vector, Inc.                                                 173,300    2,291,485       0.1%
#   VIA Holdings, Inc.                                           120,200      873,283       0.0%
#   Village Vanguard Co., Ltd.                                    32,100      324,263       0.0%
#   VT Holdings Co., Ltd.                                        554,700    3,019,575       0.1%
    Wacoal Holdings Corp.                                        338,000    9,660,986       0.3%
    WATAMI Co., Ltd.                                             144,700    1,886,942       0.1%
    Watts Co., Ltd.                                               34,000      348,977       0.0%
    Workman Co., Ltd.                                              2,600       81,044       0.0%
    Wowow, Inc.                                                   42,600    1,327,994       0.0%
    Xebio Holdings Co., Ltd.                                     167,200    3,200,766       0.1%
    Yachiyo Industry Co., Ltd.                                    34,500      462,377       0.0%
    Yagi & Co., Ltd.                                                 800       14,057       0.0%
#   Yamato International, Inc.                                    52,100      205,665       0.0%
#   Yasunaga Corp.                                                42,300    1,274,932       0.0%
    Yellow Hat, Ltd.                                             100,700    3,089,754       0.1%
    Yomiuri Land Co., Ltd.                                        26,000    1,092,369       0.0%
#   Yondoshi Holdings, Inc.                                      127,320    3,502,039       0.1%
    Yorozu Corp.                                                 126,600    2,575,698       0.1%
    Yoshinoya Holdings Co., Ltd.                                 152,600    2,538,134       0.1%
#   Yossix Co., Ltd.                                              13,100      326,585       0.0%
#   Yume No Machi Souzou Iinkai Co., Ltd.                        153,400    2,156,923       0.1%
    Yutaka Giken Co., Ltd.                                         4,300       97,451       0.0%
    Zenrin Co., Ltd.                                             147,500    4,686,846       0.1%
#   Zojirushi Corp.                                              241,900    2,183,313       0.1%
                                                                         ------------      ----
Total Consumer Discretionary                                              773,626,796      19.4%
                                                                         ------------      ----
Consumer Staples -- (7.4%)
#   Aeon Hokkaido Corp.                                          261,700    1,504,625       0.0%
#   AFC-HD AMS Life Science Co., Ltd.                              1,700       12,654       0.0%
    Ahjikan Co., Ltd.                                              2,500       27,460       0.0%
    Ain Holdings, Inc.                                           106,800    7,306,661       0.2%
    Albis Co., Ltd.                                               35,800    1,337,184       0.0%
    Aohata Corp.                                                     600       13,587       0.0%
    Arcs Co., Ltd.                                               247,700    5,541,828       0.1%
    Ariake Japan Co., Ltd.                                       114,800    8,774,730       0.2%
    Artnature, Inc.                                              127,600      838,289       0.0%
    Axial Retailing, Inc.                                         90,500    3,701,710       0.1%
    Belc Co., Ltd.                                                67,700    3,777,594       0.1%
    Bourbon Corp.                                                 23,200      540,285       0.0%
    C'BON COSMETICS Co., Ltd.                                      4,200       99,807       0.0%
    Cawachi, Ltd.                                                 96,900    2,377,594       0.1%
    Chubu Shiryo Co., Ltd.                                       149,200    2,666,659       0.1%
#   Chuo Gyorui Co., Ltd.                                          9,300      229,066       0.0%
    Ci:z Holdings Co., Ltd.                                      164,800    6,068,340       0.2%
    Cocokara fine, Inc.                                          116,060    6,470,806       0.2%
    Cota Co., Ltd.                                                34,250      431,878       0.0%
    Create SD Holdings Co., Ltd.                                 169,400    4,264,128       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Staples -- (Continued)
    Daikokutenbussan Co., Ltd.                                    39,900 $1,816,520       0.1%
    Delica Foods Holdings Co., Ltd.                               22,000    293,795       0.0%
    DyDo Group Holdings, Inc.                                     55,600  2,725,919       0.1%
    Earth Chemical Co., Ltd.                                      82,500  3,872,962       0.1%
    Ebara Foods Industry, Inc.                                     8,000    145,872       0.0%
#   Eco's Co., Ltd.                                               43,800    491,845       0.0%
    Feed One Co., Ltd.                                           860,040  2,227,875       0.1%
*   First Baking Co., Ltd.                                        18,300    197,457       0.0%
    Fuji Oil Holdings, Inc.                                      278,500  7,508,721       0.2%
    Fujicco Co., Ltd.                                            138,200  3,121,672       0.1%
    Fujiya Co., Ltd.                                              25,500    578,448       0.0%
    G-7 Holdings, Inc.                                            37,300    795,066       0.0%
#   Genky Stores, Inc.                                            46,800  1,726,876       0.0%
#   HABA Laboratories, Inc.                                       12,700    763,534       0.0%
    Hagoromo Foods Corp.                                          39,000    460,076       0.0%
    Halows Co., Ltd.                                              42,400    961,116       0.0%
    Havix Corp.                                                    8,800     88,530       0.0%
    Hayashikane Sangyo Co., Ltd.                                  25,500    214,353       0.0%
    Heiwado Co., Ltd.                                            184,600  4,029,941       0.1%
    Hokkaido Coca-Cola Bottling Co., Ltd.                         90,000    582,844       0.0%
    Hokuto Corp.                                                 165,100  2,882,677       0.1%
    Ichimasa Kamaboko Co., Ltd.                                   21,600    253,831       0.0%
#   Imuraya Group Co., Ltd.                                       16,200    309,324       0.0%
    Inageya Co., Ltd.                                            175,800  2,900,539       0.1%
    Itochu-Shokuhin Co., Ltd.                                     29,100  1,328,625       0.0%
#   Ivy Cosmetics Corp.                                           12,100    642,527       0.0%
    Iwatsuka Confectionery Co., Ltd.                               3,600    159,640       0.0%
    J-Oil Mills, Inc.                                             68,700  2,467,423       0.1%
#   Japan Meat Co., Ltd.                                          28,500    455,876       0.0%
    Kadoya Sesame Mills, Inc.                                      8,400    440,560       0.0%
    Kakiyasu Honten Co., Ltd.                                     44,900    839,268       0.0%
#   Kameda Seika Co., Ltd.                                        77,100  3,491,719       0.1%
    Kaneko Seeds Co., Ltd.                                        33,800    505,037       0.0%
    Kanemi Co., Ltd.                                                 500     14,684       0.0%
    Kansai Super Market, Ltd.                                     11,300    138,103       0.0%
#   Kato Sangyo Co., Ltd.                                        142,000  4,429,943       0.1%
    Kenko Mayonnaise Co., Ltd.                                    84,500  2,208,365       0.1%
    KEY Coffee, Inc.                                             110,400  2,082,485       0.1%
    Kirindo Holdings Co., Ltd.                                    30,300    406,084       0.0%
#   Kitanotatsujin Corp.                                         100,000    886,090       0.0%
#   Kobe Bussan Co., Ltd.                                         66,300  2,863,159       0.1%
    Kotobuki Spirits Co., Ltd.                                   120,600  4,963,865       0.1%
    Kusuri no Aoki Holdings Co., Ltd.                             79,800  4,428,816       0.1%
#   Kyokuyo Co., Ltd.                                             62,199  2,007,953       0.1%
#   Lacto Japan Co., Ltd.                                         16,700    606,346       0.0%
    Life Corp.                                                   157,800  4,197,389       0.1%
    Mandom Corp.                                                 208,800  6,221,508       0.2%
    Marudai Food Co., Ltd.                                       677,000  3,166,986       0.1%
    Maruha Nichiro Corp.                                         271,407  8,383,688       0.2%
#   Maxvalu Nishinihon Co., Ltd.                                   9,200    137,381       0.0%
    Maxvalu Tokai Co., Ltd.                                       49,300    971,064       0.0%
#   Medical System Network Co., Ltd.                             150,000    710,046       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Staples -- (Continued)
    Megmilk Snow Brand Co., Ltd.                                   321,100 $ 8,988,272       0.2%
    Meito Sangyo Co., Ltd.                                          55,000     728,185       0.0%
    Milbon Co., Ltd.                                                73,076   4,563,158       0.1%
    Ministop Co., Ltd.                                             109,500   2,222,178       0.1%
    Mitsubishi Shokuhin Co., Ltd.                                   91,700   2,720,885       0.1%
    Mitsui Sugar Co., Ltd.                                         104,470   3,573,776       0.1%
    Miyoshi Oil & Fat Co., Ltd.                                     39,600     522,546       0.0%
    Morinaga Milk Industry Co., Ltd.                               243,400   9,344,287       0.2%
    Morishita Jintan Co., Ltd.                                         400      10,598       0.0%
    Morozoff, Ltd.                                                  20,100   1,318,787       0.0%
    Nagatanien Holdings Co., Ltd.                                  151,000   1,799,027       0.1%
    Nakamuraya Co., Ltd.                                            21,600     974,562       0.0%
    Natori Co., Ltd.                                                60,700   1,098,276       0.0%
    Nichimo Co., Ltd.                                               17,000     305,850       0.0%
    Nihon Chouzai Co., Ltd.                                         44,760   1,465,156       0.0%
    Niitaka Co., Ltd.                                                2,860      48,337       0.0%
    Nippon Beet Sugar Manufacturing Co., Ltd.                       67,700   1,446,181       0.0%
    Nippon Flour Mills Co., Ltd.                                   346,900   5,322,225       0.1%
    Nippon Suisan Kaisha, Ltd.                                   1,832,600  11,212,866       0.3%
    Nisshin Oillio Group, Ltd. (The)                               162,400   5,331,037       0.1%
    Nissin Sugar Co., Ltd.                                          78,600   1,428,635       0.0%
    Nitto Fuji Flour Milling Co., Ltd.                               6,400     232,852       0.0%
    Noevir Holdings Co., Ltd.                                       87,900   5,301,368       0.1%
    Oenon Holdings, Inc.                                           320,900     935,260       0.0%
#   OIE Sangyo Co., Ltd.                                            20,900     232,631       0.0%
    Okuwa Co., Ltd.                                                162,000   1,641,041       0.0%
    Olympic Group Corp.                                             63,100     335,322       0.0%
    OUG Holdings, Inc.                                               9,400     225,904       0.0%
    Plant Co., Ltd.                                                  2,400      27,273       0.0%
    Prima Meat Packers, Ltd.                                       910,000   5,946,429       0.2%
    Qol Co., Ltd.                                                  110,400   2,030,466       0.1%
#   Retail Partners Co., Ltd.                                       67,300     781,784       0.0%
    Riken Vitamin Co., Ltd.                                         71,100   2,730,473       0.1%
#   Rock Field Co., Ltd.                                           145,300   2,556,574       0.1%
#   Rokko Butter Co., Ltd.                                          90,400   2,031,308       0.1%
    S Foods, Inc.                                                   82,862   3,151,270       0.1%
    S&B Foods, Inc.                                                  8,299     652,156       0.0%
#   Sagami Rubber Industries Co., Ltd.                              48,000     817,113       0.0%
    Sakata Seed Corp.                                              142,600   4,311,787       0.1%
    San-A Co., Ltd.                                                111,500   5,131,032       0.1%
    Sapporo Holdings, Ltd.                                         255,700   8,102,774       0.2%
#   Shoei Foods Corp.                                               76,000   3,060,109       0.1%
    Showa Sangyo Co., Ltd.                                         123,600   3,223,373       0.1%
    Sogo Medical Co., Ltd.                                          59,200   3,284,855       0.1%
    ST Corp.                                                        81,200   2,011,016       0.1%
    Starzen Co., Ltd.                                               52,200   2,553,461       0.1%
    Takara Holdings, Inc.                                        1,048,200  10,253,490       0.3%
    Tobu Store Co., Ltd.                                            19,000     515,643       0.0%
    Toho Co., Ltd.                                                  46,500   1,176,345       0.0%
    Tohto Suisan Co., Ltd.                                          17,299     317,327       0.0%
    Torigoe Co., Ltd. (The)                                         85,700     704,293       0.0%
    Toyo Sugar Refining Co., Ltd.                                   15,700     171,634       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
#   Transaction Co., Ltd.                                           87,400 $    945,182       0.0%
    United Super Markets Holdings, Inc.                            329,300    3,074,180       0.1%
    Uoriki Co., Ltd.                                                 2,100       21,981       0.0%
    Valor Holdings Co., Ltd.                                       220,500    5,014,833       0.1%
    Warabeya Nichiyo Holdings Co., Ltd.                            102,260    2,531,796       0.1%
    Watahan & Co., Ltd.                                             37,100      828,771       0.0%
#   YA-MAN, Ltd.                                                   181,000    2,105,671       0.1%
#   Yaizu Suisankagaku Industry Co., Ltd.                           47,300      508,740       0.0%
#   Yakuodo Co., Ltd.                                               68,200    1,910,103       0.1%
    Yamatane Corp.                                                  61,200    1,093,186       0.0%
#   Yamaya Corp.                                                    25,600      538,344       0.0%
    Yamazawa Co., Ltd.                                               2,100       32,160       0.0%
    Yaoko Co., Ltd.                                                132,100    6,483,874       0.2%
#   Yokohama Reito Co., Ltd.                                       274,200    2,607,854       0.1%
    Yomeishu Seizo Co., Ltd.                                        49,800      992,334       0.0%
    Yuasa Funashoku Co., Ltd.                                       12,500      373,906       0.0%
    Yutaka Foods Corp.                                               6,000      101,600       0.0%
                                                                           ------------       ---
Total Consumer Staples                                                      322,125,010       8.1%
                                                                           ------------       ---
Energy -- (1.0%)
    BP Castrol K.K.                                                 53,100      934,248       0.0%
    Cosmo Energy Holdings Co., Ltd.                                344,800    7,920,712       0.2%
    Fuji Kosan Co., Ltd.                                            33,100      176,875       0.0%
    Fuji Oil Co., Ltd.                                             317,100    1,231,572       0.0%
    Itochu Enex Co., Ltd.                                          302,200    3,080,234       0.1%
#*  Japan Drilling Co., Ltd.                                        43,700      835,771       0.0%
    Japan Oil Transportation Co., Ltd.                              11,600      373,956       0.0%
    Japan Petroleum Exploration Co., Ltd.                          200,700    4,141,497       0.1%
    Mitsuuroko Group Holdings Co., Ltd.                            186,200    1,361,544       0.0%
    Modec, Inc.                                                    124,900    2,879,113       0.1%
    Nippon Coke & Engineering Co., Ltd.                          1,114,100    1,231,875       0.0%
#   Nippon Gas Co., Ltd.                                           233,600    7,431,777       0.2%
#   Sala Corp.                                                     313,900    2,100,959       0.1%
    San-Ai Oil Co., Ltd.                                           356,200    4,254,280       0.1%
    Shinko Plantech Co., Ltd.                                      247,600    2,137,853       0.1%
    Sinanen Holdings Co., Ltd.                                      53,100    1,187,329       0.0%
    Toa Oil Co., Ltd.                                              415,000      552,038       0.0%
#   Toyo Kanetsu K.K.                                               56,800    2,151,615       0.1%
                                                                           ------------       ---
Total Energy                                                                 43,983,248       1.1%
                                                                           ------------       ---
Financials -- (7.7%)
    77 Bank, Ltd. (The)                                            392,952    9,986,545       0.3%
#   Accretive Co., Ltd.                                             57,800      215,271       0.0%
#   Advance Create Co., Ltd.                                        17,400      293,961       0.0%
    Aichi Bank, Ltd. (The)                                          51,300    3,160,895       0.1%
#   Aizawa Securities Co., Ltd.                                    186,700    1,342,195       0.0%
    Akatsuki Corp.                                                  40,400      162,763       0.0%
    Akita Bank, Ltd. (The)                                         110,040    3,521,413       0.1%
#   Anicom Holdings, Inc.                                          106,700    2,755,574       0.1%
#   Aomori Bank, Ltd. (The)                                        122,300    3,943,536       0.1%
    Asax Co., Ltd.                                                   1,700       27,256       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Awa Bank, Ltd. (The)                                         1,178,000 $ 7,991,079       0.2%
    Bank of Iwate, Ltd. (The)                                      112,100   4,617,301       0.1%
    Bank of Kochi, Ltd. (The)                                       32,300     376,366       0.0%
#   Bank of Nagoya, Ltd. (The)                                      98,330   3,928,742       0.1%
    Bank of Okinawa, Ltd. (The)                                    132,960   5,424,144       0.1%
    Bank of Saga, Ltd. (The)                                        92,100   2,301,188       0.1%
    Bank of the Ryukyus, Ltd.                                      227,380   3,466,539       0.1%
    Bank of Toyama, Ltd. (The)                                       2,500     101,226       0.0%
    Chiba Kogyo Bank, Ltd. (The)                                   318,900   1,813,993       0.1%
#   Chukyo Bank, Ltd. (The)                                         70,000   1,426,833       0.0%
    Daisan Bank, Ltd. (The)                                         88,400   1,489,042       0.0%
    Daishi Bank, Ltd. (The)                                        207,100  10,141,558       0.3%
    Daito Bank, Ltd. (The)                                          87,300   1,310,921       0.0%
    DSB Co., Ltd.                                                   56,500     395,957       0.0%
#   eGuarantee, Inc.                                                43,700   1,231,334       0.0%
#   Ehime Bank, Ltd. (The)                                         199,600   2,576,754       0.1%
    Eighteenth Bank, Ltd. (The)                                  1,048,000   2,823,063       0.1%
    FIDEA Holdings Co., Ltd.                                     1,126,100   2,143,864       0.1%
    Financial Products Group Co., Ltd.                             423,200   4,911,580       0.1%
    First Bank of Toyama, Ltd. (The)                               126,100     662,993       0.0%
    Fukui Bank, Ltd. (The)                                         140,100   3,743,414       0.1%
    Fukushima Bank, Ltd. (The)                                     142,100   1,137,068       0.0%
    Fuyo General Lease Co., Ltd.                                   105,100   6,872,719       0.2%
#   GCA Corp.                                                      167,100   1,529,528       0.0%
    GMO Financial Holdings, Inc.                                    93,300     615,966       0.0%
    Hokkoku Bank, Ltd. (The)                                       174,200   7,974,875       0.2%
    Hokuetsu Bank, Ltd. (The)                                      131,600   3,186,798       0.1%
    Hokuhoku Financial Group, Inc.                                 439,200   7,239,433       0.2%
    Hyakugo Bank, Ltd. (The)                                     1,578,909   7,412,936       0.2%
    Hyakujushi Bank, Ltd. (The)                                  1,426,000   5,184,673       0.1%
    IBJ Leasing Co., Ltd.                                          147,500   3,850,707       0.1%
    Ichiyoshi Securities Co., Ltd.                                 239,700   2,751,252       0.1%
    IwaiCosmo Holdings, Inc.                                       108,500   1,393,443       0.0%
#   J Trust Co., Ltd.                                              359,100   2,642,085       0.1%
    Jaccs Co., Ltd.                                                145,900   3,644,187       0.1%
    Jafco Co., Ltd.                                                190,600   9,420,141       0.2%
*   Japan Asia Investment Co., Ltd.                                102,100     377,001       0.0%
#   Japan Investment Adviser Co., Ltd.                              64,600   1,550,411       0.0%
    Japan Securities Finance Co., Ltd.                             648,900   3,649,588       0.1%
    Jimoto Holdings, Inc.                                          787,400   1,540,553       0.0%
    Juroku Bank, Ltd. (The)                                        208,500   7,043,845       0.2%
#   kabu.com Securities Co., Ltd.                                  914,600   2,915,898       0.1%
    Kansai Urban Banking Corp.                                     149,200   1,906,708       0.1%
    Keiyo Bank, Ltd. (The)                                       1,418,000   6,949,137       0.2%
    Kita-Nippon Bank, Ltd. (The)                                    49,506   1,540,696       0.0%
    Kiyo Bank, Ltd. (The)                                          376,790   6,480,653       0.2%
#   Kosei Securities Co., Ltd. (The)                                28,899     437,846       0.0%
#   Kyokuto Securities Co., Ltd.                                   148,300   2,200,249       0.1%
    Kyushu Financial Group, Inc.                                    82,120     521,968       0.0%
*   LIFENET INSURANCE CO.                                            6,200      21,896       0.0%
#*  M&A Capital Partners Co., Ltd.                                  41,900   2,194,492       0.1%
#   Marusan Securities Co., Ltd.                                   307,900   2,815,547       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Matsui Securities Co., Ltd.                                    532,400 $  4,477,141       0.1%
#   Michinoku Bank, Ltd. (The)                                      90,798    1,536,838       0.0%
    Mie Bank, Ltd. (The)                                            58,700    1,404,830       0.0%
#   Minato Bank, Ltd. (The)                                        109,200    2,069,648       0.1%
    Mito Securities Co., Ltd.                                      424,800    1,469,509       0.0%
    Miyazaki Bank, Ltd. (The)                                       99,600    3,586,291       0.1%
#   Monex Group, Inc.                                            1,286,400    4,102,534       0.1%
#   Money Partners Group Co., Ltd.                                 155,400      643,681       0.0%
    Musashino Bank, Ltd. (The)                                     198,000    6,434,079       0.2%
#   Nagano Bank, Ltd. (The)                                         52,599      919,987       0.0%
    Nanto Bank, Ltd. (The)                                         162,700    4,590,069       0.1%
    Nishi-Nippon Financial Holdings, Inc.                          773,100    9,020,926       0.2%
    North Pacific Bank, Ltd.                                     2,064,700    6,949,461       0.2%
    OAK Capital Corp.                                              324,600      838,705       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                                209,300    5,975,059       0.2%
#   Oita Bank, Ltd. (The)                                          101,489    4,108,631       0.1%
    Okasan Securities Group, Inc.                                  908,000    5,601,107       0.1%
    Pocket Card Co., Ltd.                                          118,600    1,120,483       0.0%
    Ricoh Leasing Co., Ltd.                                         92,000    3,306,068       0.1%
    San-In Godo Bank, Ltd. (The)                                   912,700    8,393,767       0.2%
    Sawada Holdings Co., Ltd.                                      142,000    1,267,063       0.0%
    Senshu Ikeda Holdings, Inc.                                  1,492,900    5,764,086       0.2%
#   Shiga Bank, Ltd. (The)                                       1,365,000    7,835,982       0.2%
    Shikoku Bank, Ltd. (The)                                       243,600    3,805,404       0.1%
    Shimane Bank, Ltd. (The)                                        17,700      212,503       0.0%
    Shimizu Bank, Ltd. (The)                                        50,300    1,690,118       0.1%
#*  Showa Holdings Co., Ltd.                                        93,300       89,268       0.0%
    Sparx Group Co., Ltd.                                          623,300    1,536,871       0.0%
#   Strike Co., Ltd.                                                 4,900      215,307       0.0%
    Taiko Bank, Ltd. (The)                                          24,700      568,942       0.0%
    Tochigi Bank, Ltd. (The)                                       672,700    3,066,040       0.1%
    Toho Bank, Ltd. (The)                                        1,291,900    4,986,816       0.1%
    Tohoku Bank, Ltd. (The)                                         58,800      810,690       0.0%
#   Tokai Tokyo Financial Holdings, Inc.                         1,362,600    8,920,295       0.2%
#   Tokyo TY Financial Group, Inc.                                 172,338    4,653,684       0.1%
    Tomato Bank, Ltd.                                               50,500      704,788       0.0%
    TOMONY Holdings, Inc.                                          923,750    4,448,959       0.1%
    Tottori Bank, Ltd. (The)                                        46,300      742,196       0.0%
    Towa Bank, Ltd. (The)                                          209,200    2,221,414       0.1%
    Toyo Securities Co., Ltd.                                      461,000    1,289,811       0.0%
    Tsukuba Bank, Ltd.                                             534,200    1,975,920       0.1%
#   Yamagata Bank, Ltd. (The)                                      191,900    4,519,630       0.1%
    Yamanashi Chuo Bank, Ltd. (The)                                991,000    4,413,673       0.1%
                                                                           ------------       ---
Total Financials                                                            337,577,873       8.5%
                                                                           ------------       ---
Health Care -- (4.1%)
#   Advantage Risk Management Co., Ltd.                             37,300      372,972       0.0%
    As One Corp.                                                    86,768    4,770,301       0.1%
#   ASKA Pharmaceutical Co., Ltd.                                  164,300    3,120,509       0.1%
    Biofermin Pharmaceutical Co., Ltd.                              21,000      571,839       0.0%
    BML, Inc.                                                      139,600    3,090,429       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#   CMIC Holdings Co., Ltd.                                       76,100 $ 1,122,469       0.0%
    Create Medic Co., Ltd.                                        29,500     286,788       0.0%
#   Daiken Medical Co., Ltd.                                     110,600     761,146       0.0%
    Daito Pharmaceutical Co., Ltd.                                75,280   1,926,564       0.1%
    Dvx, Inc.                                                     30,100     365,487       0.0%
#   Eiken Chemical Co., Ltd.                                     108,500   4,269,741       0.1%
    Elan Corp.                                                    41,400     596,536       0.0%
#   EM Systems Co., Ltd.                                          57,100   1,112,032       0.0%
    EPS Holdings, Inc.                                           217,700   4,286,348       0.1%
    Falco Holdings Co., Ltd.                                      48,200     751,692       0.0%
#   FINDEX, Inc.                                                 124,100     878,899       0.0%
    Fuji Pharma Co., Ltd.                                         49,800   1,803,080       0.1%
    Fukuda Denshi Co., Ltd.                                       20,800   1,456,244       0.1%
    Fuso Pharmaceutical Industries, Ltd.                          41,500   1,041,767       0.0%
    Hogy Medical Co., Ltd.                                        74,900   5,129,516       0.1%
#   Iwaki & Co., Ltd.                                            179,000     759,203       0.0%
    Japan Lifeline Co., Ltd.                                      84,500   4,053,557       0.1%
    Japan Medical Dynamic Marketing, Inc.                        115,600   1,118,087       0.0%
    Jeol, Ltd.                                                   613,000   3,247,168       0.1%
    JMS Co., Ltd.                                                105,357     647,710       0.0%
    Kawasumi Laboratories, Inc.                                   80,080     617,966       0.0%
    Kissei Pharmaceutical Co., Ltd.                              169,200   4,651,474       0.1%
    KYORIN Holdings, Inc.                                        281,400   5,779,314       0.2%
#   Linical Co., Ltd.                                             68,200     897,390       0.0%
    Mani, Inc.                                                   151,400   4,335,405       0.1%
#*  Medical Data Vision Co., Ltd.                                 55,500   1,057,288       0.0%
    Medius Holdings Co., Ltd.                                     13,600     339,404       0.0%
    Menicon Co., Ltd.                                             86,400   3,915,757       0.1%
    Mochida Pharmaceutical Co., Ltd.                              78,999   5,783,451       0.2%
#   N Field Co., Ltd.                                             76,100   1,411,643       0.1%
    Nagaileben Co., Ltd.                                          51,200   1,277,538       0.0%
    Nakanishi, Inc.                                              117,700   5,334,123       0.1%
#   ND Software Co., Ltd.                                          6,300      76,742       0.0%
#   Nichi-iko Pharmaceutical Co., Ltd.                           268,850   4,175,191       0.1%
    NichiiGakkan Co., Ltd.                                       255,700   2,636,029       0.1%
    Nihon Kohden Corp.                                           407,000   9,060,324       0.2%
    Nikkiso Co., Ltd.                                            424,500   3,987,730       0.1%
    Nippon Chemiphar Co., Ltd.                                    17,100     789,254       0.0%
    Nipro Corp.                                                  630,500   9,192,086       0.2%
    Nissui Pharmaceutical Co., Ltd.                               74,900     975,446       0.0%
    Paramount Bed Holdings Co., Ltd.                             108,500   4,784,756       0.1%
    Rion Co., Ltd.                                                54,800   1,074,809       0.0%
    Rohto Pharmaceutical Co., Ltd.                               276,900   6,391,582       0.2%
    Sawai Pharmaceutical Co., Ltd.                               197,500  11,202,256       0.3%
    Seed Co., Ltd.                                                35,400   1,131,355       0.0%
#*  Shin Nippon Biomedical Laboratories, Ltd.                    122,100     596,935       0.0%
    Ship Healthcare Holdings, Inc.                               283,600   8,868,703       0.2%
    Shofu, Inc.                                                   43,700     526,562       0.0%
    Software Service, Inc.                                        18,000     829,257       0.0%
    Solasto Corp.                                                 31,900     681,321       0.0%
    St-Care Holding Corp.                                         15,600     406,430       0.0%
#   Taiko Pharmaceutical Co., Ltd.                                66,800   1,381,035       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
    Techno Medica Co., Ltd.                                         28,000 $    486,745       0.0%
#   Toho Holdings Co., Ltd.                                        326,300    6,414,065       0.2%
    Tokai Corp.                                                     69,600    3,124,194       0.1%
    Torii Pharmaceutical Co., Ltd.                                 102,700    2,785,987       0.1%
#   Towa Pharmaceutical Co., Ltd.                                   60,700    3,139,415       0.1%
#   Tsukui Corp.                                                   357,300    2,570,748       0.1%
    Tsumura & Co.                                                   15,800      587,229       0.0%
    Uchiyama Holdings Co., Ltd.                                     24,200      115,355       0.0%
    Value HR Co., Ltd.                                               1,400       58,126       0.0%
    Vital KSK Holdings, Inc.                                       242,600    1,969,792       0.1%
    Wakamoto Pharmaceutical Co., Ltd.                              107,000      282,029       0.0%
    WIN-Partners Co., Ltd.                                          99,100    1,220,899       0.0%
    ZERIA Pharmaceutical Co., Ltd.                                 188,699    3,306,611       0.1%
                                                                           ------------       ---
Total Health Care                                                           177,769,835       4.4%
                                                                           ------------       ---
Industrials -- (26.3%)
    NJS Co., Ltd.                                                   32,900      417,402       0.0%
    A&A Material Corp.                                              12,700      151,272       0.0%
    Abist Co., Ltd.                                                 18,500      742,059       0.0%
#   Advan Co., Ltd.                                                146,800    1,394,932       0.0%
#   Advanex, Inc.                                                   22,099      627,172       0.0%
    Aeon Delight Co., Ltd.                                         133,900    5,012,149       0.1%
    Aica Kogyo Co., Ltd.                                           264,800    9,261,490       0.2%
    Aichi Corp.                                                    221,900    1,642,798       0.1%
    Aida Engineering, Ltd.                                         356,300    4,154,800       0.1%
    AIT Corp.                                                       57,300      668,442       0.0%
#   Ajis Co., Ltd.                                                  28,200      606,072       0.0%
    Alinco, Inc.                                                    78,300      866,353       0.0%
    Alps Logistics Co., Ltd.                                       100,700      745,180       0.0%
    Altech Corp.                                                    48,650    1,687,368       0.1%
    Anest Iwata Corp.                                              209,600    2,126,626       0.1%
#*  Arrk Corp.                                                     466,800      486,052       0.0%
    Asahi Diamond Industrial Co., Ltd.                             356,100    3,454,645       0.1%
#   Asahi Kogyosha Co., Ltd.                                        28,500      908,483       0.0%
    Asanuma Corp.                                                  410,000    1,521,606       0.0%
#   Asukanet Co., Ltd.                                              64,400      995,136       0.0%
    Asunaro Aoki Construction Co., Ltd.                            138,400    1,254,137       0.0%
    Bando Chemical Industries, Ltd.                                235,400    2,597,093       0.1%
    Bell System24 Holdings, Inc.                                   216,300    2,367,086       0.1%
#   Benefit One, Inc.                                              202,800    3,896,069       0.1%
#   Br Holdings Corp.                                              142,600      525,460       0.0%
    Bunka Shutter Co., Ltd.                                        372,700    3,176,109       0.1%
    Canare Electric Co., Ltd.                                       17,500      388,669       0.0%
    Career Design Center Co., Ltd.                                  32,400      495,932       0.0%
    Central Glass Co., Ltd.                                        242,800    5,429,135       0.1%
#   Central Security Patrols Co., Ltd.                              52,500      952,907       0.0%
#   Chilled & Frozen Logistics Holdings Co., Ltd.                   47,100      623,823       0.0%
#   Chiyoda Corp.                                                1,001,700    5,928,097       0.2%
    Chiyoda Integre Co., Ltd.                                       77,200    1,880,502       0.1%
    Chudenko Corp.                                                 170,900    5,212,631       0.1%
    Chugai Ro Co., Ltd.                                             38,900      780,056       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Chuo Warehouse Co., Ltd.                                           900 $     9,908       0.0%
    CKD Corp.                                                      324,800   6,396,049       0.2%
    Comany, Inc.                                                     3,700      51,187       0.0%
    Cosel Co., Ltd.                                                124,600   1,725,339       0.1%
#   Creek & River Co., Ltd.                                         69,400     705,661       0.0%
    CTI Engineering Co., Ltd.                                       75,300     721,085       0.0%
#   CTS Co., Ltd.                                                  121,200     845,774       0.0%
    Dai-Dan Co., Ltd.                                               96,000   2,460,555       0.1%
    Daido Kogyo Co., Ltd.                                           47,200     770,287       0.0%
#   Daihatsu Diesel Manufacturing Co., Ltd.                         88,100     666,219       0.0%
    Daihen Corp.                                                   609,000   5,487,646       0.1%
    Daiho Corp.                                                    575,000   2,793,600       0.1%
    Daiichi Jitsugyo Co., Ltd.                                      55,600   1,634,088       0.1%
    Daiichi Kensetsu Corp.                                           2,000      26,271       0.0%
    Daiki Axis Co., Ltd.                                            31,900     362,977       0.0%
    Daiohs Corp.                                                     4,200      55,479       0.0%
    Daiseki Co., Ltd.                                              223,263   5,520,361       0.1%
#   Daiseki Eco. Solution Co., Ltd.                                 39,159     500,872       0.0%
    Daisue Construction Co., Ltd.                                   43,500     397,778       0.0%
    Daiwa Industries, Ltd.                                         200,600   2,253,373       0.1%
    Denyo Co., Ltd.                                                104,900   1,762,080       0.1%
    DMG Mori Co., Ltd.                                             619,700  12,496,608       0.3%
    DMW Corp.                                                        4,800      81,487       0.0%
    Duskin Co., Ltd.                                               234,100   6,421,255       0.2%
    Ebara Jitsugyo Co., Ltd.                                        39,300     605,500       0.0%
    EF-ON, Inc.                                                     74,400   1,001,131       0.0%
    Eidai Co., Ltd.                                                139,000     684,635       0.0%
    en-japan, Inc.                                                 158,100   6,097,226       0.2%
    Endo Lighting Corp.                                             68,900     788,992       0.0%
#*  Enshu, Ltd.                                                    197,000     255,960       0.0%
    EPCO Co., Ltd.                                                   6,600     182,151       0.0%
#*  Escrow Agent Japan Co., Ltd.                                    26,600     702,821       0.0%
#   F&M Co., Ltd.                                                   27,500     261,828       0.0%
#   Freund Corp.                                                    68,300     905,011       0.0%
    Fudo Tetra Corp.                                             1,074,200   1,831,541       0.1%
    Fuji Die Co., Ltd.                                              25,400     206,588       0.0%
#   Fuji Machine Manufacturing Co., Ltd.                           203,600   3,883,386       0.1%
    Fujikura, Ltd.                                                 994,000   8,675,364       0.2%
    Fujisash Co., Ltd.                                             528,600     502,350       0.0%
#   Fujitec Co., Ltd.                                              412,900   6,146,445       0.2%
    Fukuda Corp.                                                    77,200   4,725,642       0.1%
    Fukushima Industries Corp.                                      81,300   3,147,338       0.1%
#   Fukuyama Transporting Co., Ltd.                                170,480   5,531,352       0.1%
#   FULLCAST Holdings Co., Ltd.                                    127,700   2,355,334       0.1%
    Funai Soken Holdings, Inc.                                     148,660   5,461,967       0.1%
    Furukawa Co., Ltd.                                             214,300   3,890,053       0.1%
    Furusato Industries, Ltd.                                       55,600     908,282       0.0%
    Futaba Corp.                                                   221,900   4,398,895       0.1%
    Gakujo Co., Ltd.                                                47,000     572,679       0.0%
    Gecoss Corp.                                                    96,400   1,087,330       0.0%
#   Giken, Ltd.                                                     80,500   2,313,417       0.1%
    Glory, Ltd.                                                    243,900   9,121,396       0.2%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    GS Yuasa Corp.                                               1,761,000 $ 8,854,741       0.2%
    Hamakyorex Co., Ltd.                                           106,400   2,985,737       0.1%
    Hanwa Co., Ltd.                                                244,200   9,268,572       0.2%
    Hazama Ando Corp.                                            1,180,700   9,626,535       0.3%
    Helios Techno Holdings Co., Ltd.                               103,000     694,795       0.0%
    Hibiya Engineering, Ltd.                                       144,700   3,143,426       0.1%
    Hirakawa Hewtech Corp.                                          68,300     915,032       0.0%
#   Hirano Tecseed Co., Ltd.                                        62,800   1,132,772       0.0%
#   Hirata Corp.                                                    51,300   5,761,324       0.2%
    Hisaka Works, Ltd.                                             145,000   1,351,834       0.0%
    Hitachi Transport System, Ltd.                                  15,100     373,666       0.0%
    Hitachi Zosen Corp.                                          1,068,479   5,629,957       0.2%
    Hito Communications, Inc.                                       45,300     799,926       0.0%
    Hokuetsu Industries Co., Ltd.                                  124,600   1,226,729       0.0%
#   Hokuriku Electrical Construction Co., Ltd.                      48,900     447,829       0.0%
    Hosokawa Micron Corp.                                           45,100   2,857,652       0.1%
#   Howa Machinery, Ltd.                                            81,800   1,327,043       0.0%
#   Ichiken Co., Ltd.                                               31,400     785,849       0.0%
    Ichinen Holdings Co., Ltd.                                     124,100   1,767,694       0.1%
    Idec Corp.                                                     183,500   3,882,499       0.1%
    Ihara Science Corp.                                             31,400     569,535       0.0%
    Iino Kaiun Kaisha, Ltd.                                        599,900   2,832,605       0.1%
    Inaba Denki Sangyo Co., Ltd.                                   143,100   6,281,525       0.2%
    Inaba Seisakusho Co., Ltd.                                      56,300     708,292       0.0%
    Inabata & Co., Ltd.                                            278,100   4,031,517       0.1%
    Interworks, Inc.                                                 6,800      68,293       0.0%
    Inui Global Logistics Co., Ltd.                                139,380   1,027,527       0.0%
    IR Japan Holdings, Ltd.                                          5,200      86,559       0.0%
    Iseki & Co., Ltd.                                              116,300   2,591,287       0.1%
#   Ishii Iron Works Co., Ltd.                                      11,000     175,992       0.0%
    Isolite Insulating Products Co., Ltd.                           18,500     180,676       0.0%
    Itoki Corp.                                                    255,600   1,963,241       0.1%
    Iwaki Co., Ltd.                                                 12,400     327,156       0.0%
    Iwasaki Electric Co., Ltd.                                      37,200     604,010       0.0%
    Iwatani Corp.                                                  232,400   7,008,422       0.2%
#   JAC Recruitment Co., Ltd.                                       96,100   1,782,577       0.1%
#   Jalux, Inc.                                                     40,200     995,890       0.0%
#   Jamco Corp.                                                     68,400   1,429,302       0.0%
    Japan Asia Group, Ltd.                                         121,600     507,033       0.0%
    Japan Foundation Engineering Co., Ltd.                         156,600     559,531       0.0%
    Japan Pulp & Paper Co., Ltd.                                    61,800   2,608,644       0.1%
#   Japan Steel Works, Ltd. (The)                                  398,400  10,097,965       0.3%
    Japan Transcity Corp.                                          242,000   1,038,798       0.0%
    JK Holdings Co., Ltd.                                           92,440     730,935       0.0%
    Juki Corp.                                                     194,500   3,024,465       0.1%
    Kamei Corp.                                                    138,000   2,333,906       0.1%
    Kanaden Corp.                                                  116,600   1,335,655       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                                   38,800   1,290,163       0.0%
#   Kanamoto Co., Ltd.                                             171,600   5,641,513       0.2%
    Kandenko Co., Ltd.                                             563,300   5,540,589       0.1%
    Kanematsu Corp.                                                487,725   6,416,267       0.2%
    Katakura Industries Co., Ltd.                                  143,700   1,794,167       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
    Kato Works Co., Ltd.                                          62,800 $1,962,213       0.1%
#   KAWADA TECHNOLOGIES, Inc.                                     48,400  2,866,471       0.1%
    Kawagishi Bridge Works Co., Ltd.                              41,000    429,085       0.0%
    Kawasaki Kinkai Kisen Kaisha, Ltd.                             9,599    296,188       0.0%
#*  Kawasaki Kisen Kaisha, Ltd.                                  275,800  7,201,354       0.2%
    Keihin Co., Ltd.                                              24,900    365,743       0.0%
    KFC, Ltd.                                                      5,000     96,633       0.0%
*   KI Holdings Co., Ltd.                                         88,000    244,296       0.0%
    Kimura Chemical Plants Co., Ltd.                              53,200    216,670       0.0%
    Kimura Unity Co., Ltd.                                         2,200     22,740       0.0%
    King Jim Co., Ltd.                                            97,300    896,149       0.0%
#*  Kinki Sharyo Co., Ltd. (The)                                  21,699    508,502       0.0%
    Kintetsu World Express, Inc.                                 217,800  3,748,661       0.1%
    Kitagawa Iron Works Co., Ltd.                                 53,700  1,464,040       0.0%
    Kitano Construction Corp.                                    280,000  1,260,449       0.0%
#   Kito Corp.                                                   123,600  1,587,443       0.1%
#   Kitz Corp.                                                   543,500  4,656,911       0.1%
#*  Kobe Electric Railway Co., Ltd.                                8,099    271,855       0.0%
#   Kobelco Eco-Solutions Co., Ltd.                               20,599    348,325       0.0%
    Koike Sanso Kogyo Co., Ltd.                                   14,500    382,708       0.0%
#   Kokusai Co., Ltd.                                             47,500    509,714       0.0%
    Kokuyo Co., Ltd.                                             494,925  8,874,939       0.2%
    KOMAIHALTEC, Inc.                                             25,700    594,430       0.0%
    Komatsu Wall Industry Co., Ltd.                               42,800    817,947       0.0%
    Komori Corp.                                                 348,700  4,910,789       0.1%
    Kondotec, Inc.                                               124,000  1,316,678       0.0%
    Konoike Transport Co., Ltd.                                  166,700  2,565,092       0.1%
#*  Kosaido Co., Ltd.                                            231,200  1,051,149       0.0%
#   KRS Corp.                                                     39,500  1,124,356       0.0%
    Kumagai Gumi Co., Ltd.                                       217,500  6,914,022       0.2%
    Kuroda Electric Co., Ltd.                                    208,600  3,723,942       0.1%
    Kyodo Printing Co., Ltd.                                      50,600  1,685,894       0.1%
    Kyokuto Boeki Kaisha, Ltd.                                   152,000    521,052       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                             190,500  3,411,443       0.1%
    Kyoritsu Printing Co., Ltd.                                  142,000    445,279       0.0%
    Kyowa Exeo Corp.                                             406,900  8,863,610       0.2%
    Kyudenko Corp.                                                 3,000    132,458       0.0%
#   Like Co., Ltd.                                                58,600  1,099,950       0.0%
#   Link And Motivation, Inc.                                    223,900  1,541,227       0.0%
    Lonseal Corp.                                                 13,900    324,939       0.0%
    Luckland Co., Ltd.                                            19,100    359,953       0.0%
    Maeda Corp.                                                  640,000  8,023,943       0.2%
    Maeda Kosen Co., Ltd.                                        125,100  2,171,733       0.1%
    Maeda Road Construction Co., Ltd.                            387,000  8,333,969       0.2%
    Maezawa Industries, Inc.                                      35,700    132,705       0.0%
#   Maezawa Kasei Industries Co., Ltd.                            60,500    670,358       0.0%
    Maezawa Kyuso Industries Co., Ltd.                            53,200    873,025       0.0%
    Makino Milling Machine Co., Ltd.                             622,000  5,868,763       0.2%
#   Marubeni Construction Material Lease Co., Ltd.                75,000    170,168       0.0%
    Marufuji Sheet Piling Co., Ltd.                                8,100    248,505       0.0%
    Maruka Machinery Co., Ltd.                                    34,500    668,240       0.0%
#   Maruwa Unyu Kikan Co., Ltd.                                   74,400  1,491,836       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
Industrials -- (Continued)
    Maruyama Manufacturing Co., Inc.                                23,000 $  397,182       0.0%
    Maruzen Co., Ltd.                                               62,000  1,184,512       0.0%
    Maruzen Showa Unyu Co., Ltd.                                   332,000  1,573,408       0.1%
    Matsuda Sangyo Co., Ltd.                                        92,582  1,327,995       0.0%
    Matsui Construction Co., Ltd.                                  135,300  1,209,622       0.0%
    Max Co., Ltd.                                                  193,000  2,729,424       0.1%
    Meidensha Corp.                                              1,262,050  4,993,525       0.1%
    Meiji Electric Industries Co., Ltd.                             29,900    467,610       0.0%
    Meiji Shipping Co., Ltd.                                       111,000    447,510       0.0%
    Meisei Industrial Co., Ltd.                                    251,000  1,756,893       0.1%
    Meitec Corp.                                                   162,200  7,923,048       0.2%
    Meiwa Corp.                                                    158,000    725,785       0.0%
    Mesco, Inc.                                                     22,000    254,699       0.0%
    METAWATER Co., Ltd.                                             79,600  2,113,116       0.1%
#   Mie Kotsu Group Holdings, Inc.                                 305,800  1,321,518       0.0%
    Mirait Holdings Corp.                                          355,385  4,644,036       0.1%
    Mitani Corp.                                                    72,900  2,891,079       0.1%
    Mitani Sangyo Co., Ltd.                                         12,000     45,600       0.0%
    Mitsubishi Kakoki Kaisha, Ltd.                                  37,900    821,369       0.0%
    Mitsubishi Logisnext Co., Ltd.                                 212,200  1,559,368       0.1%
    Mitsubishi Pencil Co., Ltd.                                    223,800  5,307,450       0.1%
    Mitsuboshi Belting, Ltd.                                       319,000  3,982,946       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                    510,900  6,684,349       0.2%
    Mitsui Matsushima Co., Ltd.                                     72,100    908,729       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                                 687,000  2,137,788       0.1%
    Mitsumura Printing Co., Ltd.                                     9,300    205,799       0.0%
    Miyaji Engineering Group, Inc.                                  35,418    971,601       0.0%
    Morita Holdings Corp.                                          201,300  3,464,061       0.1%
    Musashi Co., Ltd.                                                3,000     48,836       0.0%
    NAC Co., Ltd.                                                   65,700    559,937       0.0%
    Nachi-Fujikoshi Corp.                                        1,262,000  7,779,006       0.2%
#   Nadex Co., Ltd.                                                 16,000    141,909       0.0%
    Nagase & Co., Ltd.                                             535,500  9,095,948       0.2%
    Naigai Trans Line, Ltd.                                         29,000    432,928       0.0%
    Nakabayashi Co., Ltd.                                          117,000    754,386       0.0%
    Nakamoto Packs Co., Ltd.                                        10,600    357,009       0.0%
    Nakano Corp.                                                    78,600    446,076       0.0%
    Nakano Refrigerators Co., Ltd.                                     800     28,500       0.0%
#   Namura Shipbuilding Co., Ltd.                                  336,028  2,085,270       0.1%
    Narasaki Sangyo Co., Ltd.                                      109,000    369,363       0.0%
    NDS Co., Ltd.                                                   27,500    928,753       0.0%
    NEC Capital Solutions, Ltd.                                     58,800  1,161,974       0.0%
    Nichias Corp.                                                  587,000  7,643,299       0.2%
    Nichiban Co., Ltd.                                              70,500  1,575,911       0.1%
    Nichiden Corp.                                                  72,600  1,557,410       0.1%
    Nichiha Corp.                                                  178,680  7,186,416       0.2%
    Nichireki Co., Ltd.                                            155,600  1,967,056       0.1%
    Nihon Dengi Co., Ltd.                                           24,900    666,872       0.0%
    Nihon Flush Co., Ltd.                                           48,600    904,696       0.0%
#   Nihon Trim Co., Ltd.                                            31,500  1,230,355       0.0%
    Nikkato Corp.                                                      700      3,805       0.0%
    Nikko Co., Ltd.                                                 36,700    745,397       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Nikkon Holdings Co., Ltd.                                      356,800 $ 9,138,051       0.2%
    Nippi, Inc.                                                      6,600     249,847       0.0%
    Nippo Corp.                                                    198,000   4,134,358       0.1%
    Nippon Air Conditioning Services Co., Ltd.                     139,400     928,550       0.0%
    Nippon Aqua Co., Ltd.                                           92,800     420,159       0.0%
#   Nippon Carbon Co., Ltd.                                         66,500   2,912,144       0.1%
    Nippon Concept Corp.                                            25,600     286,493       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                                221,900   4,815,964       0.1%
    Nippon Dry-Chemical Co., Ltd.                                      300       6,477       0.0%
#   Nippon Filcon Co., Ltd.                                         70,900     518,118       0.0%
    Nippon Hume Corp.                                              129,400     895,070       0.0%
    Nippon Kanzai Co., Ltd.                                        106,900   1,926,164       0.1%
    Nippon Koei Co., Ltd.                                           87,900   3,228,533       0.1%
    Nippon Parking Development Co., Ltd.                         1,259,200   1,846,741       0.1%
    Nippon Rietec Co., Ltd.                                          8,300      91,081       0.0%
    Nippon Road Co., Ltd. (The)                                     45,000   2,592,788       0.1%
#   Nippon Seisen Co., Ltd.                                         20,000     967,495       0.0%
#*  Nippon Sharyo, Ltd.                                            452,000   1,277,284       0.0%
#*  Nippon Sheet Glass Co., Ltd.                                   632,100   5,067,923       0.1%
    Nippon Steel & Sumikin Bussan Corp.                             90,760   5,010,976       0.1%
    Nippon Thompson Co., Ltd.                                      383,000   2,231,088       0.1%
#   Nippon Tungsten Co., Ltd.                                        6,199     149,658       0.0%
    Nishi-Nippon Railroad Co., Ltd.                                406,600  10,869,438       0.3%
    Nishimatsu Construction Co., Ltd.                              358,800  10,832,245       0.3%
    Nishio Rent All Co., Ltd.                                      104,000   3,631,500       0.1%
#   Nissei ASB Machine Co., Ltd.                                    52,300   2,324,086       0.1%
    Nissei Corp.                                                    37,900     376,106       0.0%
    Nissei Plastic Industrial Co., Ltd.                            175,800   2,344,643       0.1%
#   Nisshinbo Holdings, Inc.                                       911,080  10,939,879       0.3%
    Nissin Corp.                                                    93,600   2,886,281       0.1%
    Nissin Electric Co., Ltd.                                      388,100   4,750,651       0.1%
    Nitta Corp.                                                    117,500   4,846,557       0.1%
    Nitto Boseki Co., Ltd.                                         186,800   6,278,128       0.2%
    Nitto Kogyo Corp.                                              175,800   3,013,199       0.1%
    Nitto Kohki Co., Ltd.                                           68,500   1,697,260       0.1%
    Nitto Seiko Co., Ltd.                                          166,200     963,141       0.0%
    Nittoc Construction Co., Ltd.                                  173,600     945,308       0.0%
    Nittoku Engineering Co., Ltd.                                   81,900   3,150,122       0.1%
    nms Holdings Co.                                                 6,300      73,405       0.0%
    Noda Corp.                                                     145,800   1,701,167       0.1%
    Nomura Co., Ltd.                                               247,700   5,169,299       0.1%
    Noritake Co., Ltd.                                              71,200   3,431,610       0.1%
    Noritz Corp.                                                   172,400   3,167,647       0.1%
    NS Tool Co., Ltd.                                               39,600     774,587       0.0%
    NS United Kaiun Kaisha, Ltd.                                    65,600   1,518,199       0.0%
    NTN Corp.                                                      422,600   2,052,691       0.1%
    Obara Group, Inc.                                               75,300   4,355,875       0.1%
    Odelic Co., Ltd.                                                24,000   1,065,934       0.0%
#   Ohba Co., Ltd.                                                  64,900     298,550       0.0%
    Ohmoto Gumi Co., Ltd.                                            2,200      91,914       0.0%
    Oiles Corp.                                                    143,150   2,817,922       0.1%
    Okabe Co., Ltd.                                                242,100   2,321,553       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Okada Aiyon Corp.                                               27,400 $   475,644       0.0%
#   Okamoto Machine Tool Works, Ltd.                                25,399     682,146       0.0%
    Okamura Corp.                                                  409,100   4,589,438       0.1%
    OKI Electric Cable Co., Ltd.                                     7,800     244,204       0.0%
#   OKK Corp.                                                       45,900     509,991       0.0%
    OKUMA Corp.                                                    169,800  10,437,221       0.3%
    Okumura Corp.                                                  199,880   7,651,389       0.2%
    Onoken Co., Ltd.                                               103,800   1,765,417       0.1%
    Organo Corp.                                                    46,800   1,238,354       0.0%
    Origin Electric Co., Ltd.                                       34,600     623,448       0.0%
#   OSG Corp.                                                      412,700   8,932,806       0.2%
    OSJB Holdings Corp.                                            840,700   2,606,208       0.1%
    Outsourcing, Inc.                                              485,800   6,697,265       0.2%
    Oval Corp.                                                      20,500      62,673       0.0%
    Oyo Corp.                                                      135,800   2,073,037       0.1%
#   Paraca, Inc.                                                    24,700     521,029       0.0%
    Parker Corp.                                                    17,000     107,879       0.0%
#   Pasco Corp.                                                    137,000     416,041       0.0%
#   Pasona Group, Inc.                                             112,200   1,579,815       0.1%
    Pegasus Sewing Machine Manufacturing Co., Ltd.                 126,500     846,641       0.0%
    Penta-Ocean Construction Co., Ltd.                           1,890,000  12,503,434       0.3%
    Pilot Corp.                                                    221,300  11,188,873       0.3%
#   Prestige International, Inc.                                   300,400   3,240,534       0.1%
    Pronexus, Inc.                                                 125,000   1,516,971       0.0%
#   PS Mitsubishi Construction Co., Ltd.                           187,500   1,199,057       0.0%
    Punch Industry Co., Ltd.                                        51,800     940,854       0.0%
    Quick Co., Ltd.                                                 65,100   1,126,844       0.0%
    Raito Kogyo Co., Ltd.                                          328,900   3,360,476       0.1%
    Rasa Corp.                                                      27,000     276,583       0.0%
#   Relia, Inc.                                                    285,100   3,353,962       0.1%
    Rheon Automatic Machinery Co., Ltd.                            110,500   1,670,091       0.1%
    Rix Corp.                                                        3,200      52,469       0.0%
    Ryobi, Ltd.                                                    173,440   4,466,724       0.1%
    Sakai Heavy Industries, Ltd.                                    23,700     770,987       0.0%
    Sakai Moving Service Co., Ltd.                                  67,000   3,893,195       0.1%
#*  Sanix, Inc.                                                    173,800     447,003       0.0%
    Sanki Engineering Co., Ltd.                                    282,700   3,253,525       0.1%
    Sanko Gosei, Ltd.                                               39,300     195,703       0.0%
#   Sanko Metal Industrial Co., Ltd.                                13,600     491,875       0.0%
    Sankyo Tateyama, Inc.                                          166,200   2,428,013       0.1%
    Sankyu, Inc.                                                   250,200  10,344,070       0.3%
#   Sanoyas Holdings Corp.                                         141,400     398,008       0.0%
    Sansei Technologies, Inc.                                       46,000     390,531       0.0%
#   Sansha Electric Manufacturing Co., Ltd.                         14,500     160,009       0.0%
    Sanwa Holdings Corp.                                           259,700   3,256,713       0.1%
    Sanyo Denki Co., Ltd.                                           57,800   3,838,701       0.1%
#   Sanyo Engineering & Construction, Inc.                          72,700     572,805       0.0%
    Sanyo Industries, Ltd.                                           9,900     193,144       0.0%
    Sanyo Trading Co., Ltd.                                         72,900   1,888,798       0.1%
    Sata Construction Co., Ltd.                                     85,399     358,563       0.0%
    Sato Holdings Corp.                                            158,700   3,861,455       0.1%
    Sato Shoji Corp.                                                73,700     802,531       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
#   Sawafuji Electric Co., Ltd.                                      7,000 $   173,279       0.0%
    SBS Holdings, Inc.                                             117,700     929,964       0.0%
    SEC Carbon, Ltd.                                                 5,400     266,423       0.0%
#   Secom Joshinetsu Co., Ltd.                                      32,000   1,072,825       0.0%
    Seibu Electric Industry Co., Ltd.                               20,500     458,346       0.0%
    Seika Corp.                                                     62,600   1,659,987       0.1%
    Seikitokyu Kogyo Co., Ltd.                                     203,400   1,153,533       0.0%
    Sekisui Jushi Corp.                                            180,900   4,040,319       0.1%
    Senko Group Holdings Co., Ltd.                                 648,200   4,701,144       0.1%
    Senshu Electric Co., Ltd.                                       36,600     809,878       0.0%
    Shibusawa Warehouse Co., Ltd. (The)                             55,300   1,026,631       0.0%
    Shibuya Corp.                                                  108,000   4,145,900       0.1%
#   Shima Seiki Manufacturing, Ltd.                                153,300   8,620,151       0.2%
    Shin Nippon Air Technologies Co., Ltd.                          86,280   1,239,358       0.0%
#   Shin-Keisei Electric Railway Co., Ltd.                          36,199     686,175       0.0%
    Shinmaywa Industries, Ltd.                                     522,700   5,142,749       0.1%
    Shinnihon Corp.                                                165,900   1,474,608       0.0%
    Shinsho Corp.                                                   35,500   1,022,148       0.0%
    Shinwa Co. Ltd.                                                 48,900   1,111,105       0.0%
*   Shoko Co., Ltd.                                                330,000     340,336       0.0%
    Showa Aircraft Industry Co., Ltd.                               23,037     285,137       0.0%
#   SIGMAXYZ, Inc.                                                  56,700     413,406       0.0%
    Sinfonia Technology Co., Ltd.                                  806,000   3,280,159       0.1%
    Sinko Industries, Ltd.                                         119,600   1,947,261       0.1%
    Sintokogio, Ltd.                                               286,800   3,337,774       0.1%
    Soda Nikka Co., Ltd.                                           105,000     543,244       0.0%
#   Sodick Co., Ltd.                                               292,200   4,043,533       0.1%
    Space Co., Ltd.                                                 74,420   1,144,632       0.0%
    Srg Takamiya Co., Ltd.                                         125,100     760,706       0.0%
    Star Micronics Co., Ltd.                                       214,600   3,783,363       0.1%
#   Subaru Enterprise Co., Ltd.                                      7,100     491,097       0.0%
    Sugimoto & Co., Ltd.                                            47,200     730,079       0.0%
#   Sumiseki Holdings, Inc.                                        212,200     309,716       0.0%
    Sumitomo Densetsu Co., Ltd.                                    111,300   2,256,665       0.1%
    Sumitomo Mitsui Construction Co., Ltd.                       1,095,540   6,749,159       0.2%
    Sumitomo Precision Products Co., Ltd.                          189,000     611,546       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                             778,000   5,340,215       0.1%
*   SWCC Showa Holdings Co., Ltd.                                  156,200   1,459,861       0.0%
    Tacmina Corp.                                                    1,700      29,197       0.0%
#   Tadano, Ltd.                                                   658,100  10,029,797       0.3%
    Taihei Dengyo Kaisha, Ltd.                                     107,000   2,732,081       0.1%
    Taiheiyo Kouhatsu, Inc.                                         44,200     392,871       0.0%
    Taikisha, Ltd.                                                 147,000   4,281,222       0.1%
*   Takagi Seiko Corp.                                               2,000      81,517       0.0%
    Takamatsu Construction Group Co., Ltd.                          82,400   2,245,535       0.1%
    Takamatsu Machinery Co., Ltd.                                    4,000      38,312       0.0%
#   Takano Co., Ltd.                                                53,500     580,626       0.0%
    Takaoka Toko Co., Ltd.                                          69,320   1,133,216       0.0%
#   Takara Printing Co., Ltd.                                       52,755     822,556       0.0%
    Takara Standard Co., Ltd.                                      242,800   4,151,248       0.1%
    Takasago Thermal Engineering Co., Ltd.                         326,000   5,739,992       0.2%
    Takashima & Co., Ltd.                                           23,600     471,288       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
Industrials -- (Continued)
    Takeei Corp.                                                   138,100 $1,393,091       0.0%
#   Takeuchi Manufacturing Co., Ltd.                               245,900  5,208,992       0.1%
    Takigami Steel Construction Co., Ltd. (The)                      5,300    264,819       0.0%
    Takisawa Machine Tool Co., Ltd.                                 36,800    671,342       0.0%
    Takuma Co., Ltd.                                               438,000  5,388,248       0.1%
    TANABE ENGINEERING Corp.                                         1,600     14,916       0.0%
    Tanseisha Co., Ltd.                                            219,949  2,615,883       0.1%
    Tatsuta Electric Wire and Cable Co., Ltd.                      266,500  1,954,727       0.1%
    TECHNO ASSOCIE Co., Ltd.                                        56,800    693,526       0.0%
    Techno Ryowa, Ltd.                                              69,390    495,514       0.0%
    Techno Smart Corp.                                              32,200    502,685       0.0%
    TechnoPro Holdings, Inc.                                       217,600  9,976,612       0.3%
    Teikoku Electric Manufacturing Co., Ltd.                       116,400  1,233,555       0.0%
    Teikoku Sen-I Co., Ltd.                                        119,800  2,542,344       0.1%
    Tekken Corp.                                                    74,900  2,511,820       0.1%
    Tenox Corp.                                                      5,800     66,569       0.0%
    Teraoka Seisakusho Co., Ltd.                                    53,600    379,858       0.0%
    Terasaki Electric Co., Ltd.                                     15,700    187,805       0.0%
#*  Toa Corp.                                                       92,900  2,018,961       0.1%
    TOA ROAD Corp.                                                  26,600  1,094,086       0.0%
    Tobishima Corp.                                              1,220,300  1,821,213       0.1%
    Tocalo Co., Ltd.                                                91,900  3,708,342       0.1%
    Toda Corp.                                                   1,071,000  8,725,646       0.2%
    Toenec Corp.                                                    53,200  1,553,219       0.0%
#   Togami Electric Manufacturing Co., Ltd.                         12,800    262,023       0.0%
    TOKAI Holdings Corp.                                           536,200  4,287,197       0.1%
    Tokai Lease Co., Ltd.                                           17,000    319,048       0.0%
    Tokyo Energy & Systems, Inc.                                   142,600  1,659,455       0.1%
#   Tokyo Keiki, Inc.                                               84,199  1,133,514       0.0%
#*  Tokyo Kikai Seisakusho, Ltd.                                     1,700      9,643       0.0%
    Tokyo Sangyo Co., Ltd.                                          86,800    408,790       0.0%
    Tokyu Construction Co., Ltd.                                   539,500  4,751,220       0.1%
    Toli Corp.                                                     297,000  1,079,699       0.0%
    Tomoe Corp.                                                    160,700    668,030       0.0%
#   Tomoe Engineering Co., Ltd.                                     46,000    878,591       0.0%
    Tonami Holdings Co., Ltd.                                       36,700  1,828,572       0.1%
    Toppan Forms Co., Ltd.                                         298,500  3,088,821       0.1%
#   Torishima Pump Manufacturing Co., Ltd.                         124,300  1,290,214       0.0%
    Toshiba Machine Co., Ltd.                                      740,000  4,594,745       0.1%
    Toshiba Plant Systems & Services Corp.                         289,650  4,996,282       0.1%
#   Tosho Printing Co., Ltd.                                       143,999  1,386,454       0.0%
    Totech Corp.                                                    33,100    602,714       0.0%
    Totetsu Kogyo Co., Ltd.                                        158,200  5,297,627       0.1%
    Totoku Electric Co., Ltd.                                        7,100    153,995       0.0%
    Toyo Construction Co., Ltd.                                    492,500  2,493,163       0.1%
#   Toyo Denki Seizo K.K.                                           46,700    829,297       0.0%
#   Toyo Engineering Corp.                                         200,679  2,398,899       0.1%
    Toyo Machinery & Metal Co., Ltd.                               100,900    776,137       0.0%
    Toyo Tanso Co., Ltd.                                            73,800  2,083,430       0.1%
#   Toyo Wharf & Warehouse Co., Ltd.                                35,400    598,212       0.0%
    Trancom Co., Ltd.                                               46,200  2,807,162       0.1%
    Trinity Industrial Corp.                                        25,000    203,231       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES     VALUE++     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Industrials -- (Continued)
    Trusco Nakayama Corp.                                        335,300 $    8,578,697       0.2%
    Trust Tech, Inc.                                              52,500      1,529,029       0.0%
#   Tsubaki Nakashima Co., Ltd.                                  145,800      3,361,989       0.1%
    Tsubakimoto Chain Co.                                        778,700      6,710,719       0.2%
    Tsubakimoto Kogyo Co., Ltd.                                   23,400        605,289       0.0%
#*  Tsudakoma Corp.                                              320,000        575,148       0.0%
#   Tsugami Corp.                                                375,000      3,611,662       0.1%
    Tsukishima Kikai Co., Ltd.                                   174,400      2,094,810       0.1%
    Tsurumi Manufacturing Co., Ltd.                              109,800      1,860,950       0.1%
    TTK Co., Ltd.                                                 62,000        302,520       0.0%
    Uchida Yoko Co., Ltd.                                         59,400      1,884,351       0.1%
#   Ueki Corp.                                                    34,800        834,339       0.0%
    Union Tool Co.                                                56,400      1,823,339       0.1%
    Ushio, Inc.                                                  657,700      9,129,387       0.2%
#*  UT Group Co., Ltd.                                           161,000      3,300,529       0.1%
    Utoc Corp.                                                    98,700        464,508       0.0%
    Wakachiku Construction Co., Ltd.                             105,200      1,756,184       0.1%
    Wakita & Co., Ltd.                                           255,200      3,139,377       0.1%
    WDB Holdings Co., Ltd.                                        53,300      1,298,374       0.0%
    Weathernews, Inc.                                             39,600      1,279,985       0.0%
#   Will Group, Inc.                                              69,900        814,252       0.0%
    World Holdings Co., Ltd.                                      44,600      1,435,120       0.0%
    Yahagi Construction Co., Ltd.                                166,900      1,511,498       0.0%
    YAMABIKO Corp.                                               230,328      3,134,216       0.1%
    YAMADA Consulting Group Co., Ltd.                             50,600        977,561       0.0%
#   Yamashin-Filter Corp.                                         36,200      1,318,551       0.0%
    Yamashina Corp.                                              327,700        208,097       0.0%
    Yamato Corp.                                                  95,400        707,374       0.0%
#   Yamaura Corp.                                                 45,800        388,258       0.0%
    Yamazen Corp.                                                345,700      3,952,433       0.1%
    Yasuda Logistics Corp.                                        99,500        830,847       0.0%
    Yokogawa Bridge Holdings Corp.                               214,100      4,565,742       0.1%
    Yondenko Corp.                                                27,360        761,866       0.0%
    Yuasa Trading Co., Ltd.                                      108,500      4,000,199       0.1%
    Yuken Kogyo Co., Ltd.                                         20,100        475,212       0.0%
#   Yumeshin Holdings Co., Ltd.                                  272,500      1,922,777       0.1%
    Yurtec Corp.                                                 255,000      2,228,259       0.1%
    Yusen Logistics Co., Ltd.                                    112,100      1,307,023       0.0%
    Yushin Precision Equipment Co., Ltd.                             900         25,466       0.0%
    Zaoh Co., Ltd.                                                 4,800         70,925       0.0%
#   Zenitaka Corp. (The)                                          14,700        739,299       0.0%
    Zuiko Corp.                                                   22,800        767,087       0.0%
                                                                         --------------      ----
Total Industrials                                                         1,144,147,685      28.7%
                                                                         --------------      ----
Information Technology -- (13.4%)
#   A&D Co., Ltd.                                                113,900        539,705       0.0%
#*  Access Co., Ltd.                                             236,400      2,039,469       0.1%
    Ad-sol Nissin Corp.                                           34,100        374,875       0.0%
#   Adtec Plasma Technology Co., Ltd.                             33,400        513,172       0.0%
#   Aeria, Inc.                                                   57,400        966,024       0.0%
    AGS Corp.                                                      2,400         21,451       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#   Ai Holdings Corp.                                              234,800 $ 5,764,739       0.2%
    Aichi Tokei Denki Co., Ltd.                                     18,700     671,678       0.0%
    Aiphone Co., Ltd.                                               71,900   1,199,621       0.0%
#*  Akatsuki, Inc.                                                  20,700   1,778,406       0.1%
    Alpha Systems, Inc.                                             39,260     862,472       0.0%
    Amano Corp.                                                    391,500   9,633,436       0.3%
#   Anritsu Corp.                                                  873,500   8,224,957       0.2%
    AOI Electronic Co., Ltd.                                        29,400   1,377,164       0.0%
#*  Apic Yamada Corp.                                               32,900     159,593       0.0%
    Argo Graphics, Inc.                                             53,200   1,738,076       0.1%
    Arisawa Manufacturing Co., Ltd.                                200,900   1,826,577       0.1%
#   ArtSpark Holdings, Inc.                                         41,500     616,755       0.0%
#   Asahi Net, Inc.                                                102,300     495,184       0.0%
    Ateam, Inc.                                                     71,500   1,892,582       0.1%
*   Atrae, Inc.                                                      2,700     160,868       0.0%
#   Aval Data Corp.                                                 18,100     318,540       0.0%
#   Axell Corp.                                                     44,900     314,508       0.0%
#*  Bengo4.com, Inc.                                                38,900     495,766       0.0%
#   Broadband Tower, Inc.                                          263,100     509,585       0.0%
    Broadleaf Co., Ltd.                                            283,700   2,329,224       0.1%
    CAC Holdings Corp.                                              81,800     818,217       0.0%
    Canon Electronics, Inc.                                        125,200   2,817,337       0.1%
#   Capcom Co., Ltd.                                               265,000   6,742,244       0.2%
    CCS, Inc.                                                        1,500      50,341       0.0%
    CDS Co., Ltd.                                                    3,900      46,518       0.0%
    Chino Corp.                                                     37,100     436,218       0.0%
    Citizen Watch Co., Ltd.                                      1,479,400  10,876,479       0.3%
    CMK Corp.                                                      349,300   3,626,732       0.1%
#   COLOPL, Inc.                                                   318,000   3,530,903       0.1%
    Computer Engineering & Consulting, Ltd.                         85,500   2,046,132       0.1%
    Computer Institute of Japan, Ltd.                               83,500     539,546       0.0%
    Comture Corp.                                                   63,000   1,272,462       0.0%
    CONEXIO Corp.                                                  102,600   1,894,455       0.1%
#   COOKPAD, Inc.                                                  392,300   2,632,400       0.1%
#   Core Corp.                                                      37,600     553,184       0.0%
    Cresco, Ltd.                                                    33,200   1,385,639       0.0%
#   CROOZ, Inc.                                                     52,000   1,174,190       0.0%
#   Cube System, Inc.                                               48,400     360,145       0.0%
#   Cybernet Systems Co., Ltd.                                      48,200     324,634       0.0%
#*  Cyberstep, Inc.                                                 22,100     536,287       0.0%
    Cybozu, Inc.                                                   109,700     503,987       0.0%
    Dai-ichi Seiko Co., Ltd.                                        55,600   1,412,991       0.0%
    Daiko Denshi Tsushin, Ltd.                                       8,000     111,494       0.0%
    Daishinku Corp.                                                 44,399     768,242       0.0%
    Daitron Co., Ltd.                                               54,200   1,010,472       0.0%
    Daiwabo Holdings Co., Ltd.                                     118,600   4,713,176       0.1%
#*  DDS, Inc.                                                       89,500     597,474       0.0%
    Denki Kogyo Co., Ltd.                                           71,200   1,831,484       0.1%
    Densan System Co., Ltd.                                         27,900     536,413       0.0%
#   Designone Japan, Inc.                                           35,600     436,626       0.0%
    Dexerials Corp.                                                323,600   3,646,336       0.1%
    Digital Arts, Inc.                                              66,000   2,700,337       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
    Digital Information Technologies Corp.                        19,500 $  357,009       0.0%
    Dip Corp.                                                    196,200  4,791,030       0.1%
    DKK-Toa Corp.                                                 42,300    330,127       0.0%
*   Drecom Co., Ltd.                                              67,100    836,915       0.0%
    DTS Corp.                                                    128,500  3,856,186       0.1%
#   E-Guardian, Inc.                                              58,300  1,208,790       0.0%
    Eizo Corp.                                                   108,300  4,489,664       0.1%
#   Elecom Co., Ltd.                                             104,700  2,098,045       0.1%
    Elematec Corp.                                                52,271  1,196,842       0.0%
#*  Enigmo, Inc.                                                  73,800    760,260       0.0%
    Enomoto Co., Ltd.                                              2,400     40,568       0.0%
    Enplas Corp.                                                  63,100  2,673,377       0.1%
    ESPEC Corp.                                                  128,600  2,927,700       0.1%
    Excel Co., Ltd.                                               44,000    981,756       0.0%
    F@N Communications, Inc.                                     303,400  3,139,200       0.1%
#   Faith, Inc.                                                   34,910    397,434       0.0%
#*  FDK Corp.                                                    552,000  1,312,000       0.0%
    Fenwal Controls of Japan, Ltd.                                 9,200    137,085       0.0%
    Ferrotec Holdings Corp.                                      234,700  4,824,704       0.1%
#*  FFRI, Inc.                                                    24,500    924,768       0.0%
#*  FIRSTLOGIC, Inc.                                              12,700    295,135       0.0%
#   Fixstars Corp.                                                24,000    871,590       0.0%
#*  Flight Holdings, Inc.                                         57,600    460,449       0.0%
    Forval Corp.                                                  17,400    115,328       0.0%
#   FTGroup Co., Ltd.                                             74,000    608,040       0.0%
    Fuji Soft, Inc.                                              137,200  4,172,478       0.1%
    Fujitsu Frontech, Ltd.                                        75,300  1,319,003       0.0%
#   Fukui Computer Holdings, Inc.                                 46,600  1,169,696       0.0%
#*  Full Speed, Inc.                                              45,200    397,314       0.0%
    Furuno Electric Co., Ltd.                                    148,700  1,022,807       0.0%
    Furuya Metal Co., Ltd.                                        14,800    539,882       0.0%
    Future Corp.                                                 159,900  1,615,199       0.1%
#   G Three Holdings Corp.                                       214,900    299,587       0.0%
    GL Sciences, Inc.                                             20,500    366,776       0.0%
#   GMO Cloud K.K.                                                26,700    707,622       0.0%
#   GMO internet, Inc.                                           440,600  6,806,964       0.2%
#   GMO Payment Gateway, Inc.                                     80,800  5,911,870       0.2%
    Gree, Inc.                                                   672,200  4,563,262       0.1%
*   Gunosy, Inc.                                                  75,700  2,000,694       0.1%
    Gurunavi, Inc.                                               177,600  2,290,376       0.1%
    Hagiwara Electric Co., Ltd.                                   35,000  1,065,192       0.0%
    Hakuto Co., Ltd.                                              97,100  1,498,325       0.0%
#   Hearts United Group Co., Ltd.                                 89,200  1,323,230       0.0%
    Hibino Corp.                                                  25,200    446,976       0.0%
    Hioki EE Corp.                                                62,200  1,356,248       0.0%
#   Hitachi Kokusai Electric, Inc.                               332,500  9,210,643       0.2%
#   Hochiki Corp.                                                129,700  2,683,235       0.1%
#   Hokuriku Electric Industry Co., Ltd.                          48,200    663,463       0.0%
    Honda Tsushin Kogyo Co., Ltd.                                 49,600  1,004,015       0.0%
    Horiba, Ltd.                                                  61,650  3,673,372       0.1%
    Hosiden Corp.                                                362,000  6,249,911       0.2%
    I-Net Corp.                                                   67,290  1,051,796       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
Information Technology -- (Continued)
#   I-O Data Device, Inc.                                           45,000 $  451,583       0.0%
#   Ibiden Co., Ltd.                                               338,578  5,669,314       0.2%
    Icom, Inc.                                                      69,000  1,604,433       0.1%
#*  IGNIS, Ltd.                                                     15,400    519,476       0.0%
#   Ikegami Tsushinki Co., Ltd.                                    385,000    578,480       0.0%
    Ines Corp.                                                     170,000  1,591,886       0.1%
    Infocom Corp.                                                   80,400  2,062,946       0.1%
#   Infomart Corp.                                                 559,200  4,227,105       0.1%
    Information Development Co.                                     42,700    468,101       0.0%
    Information Services International-Dentsu, Ltd.                 78,100  1,737,872       0.1%
#   Innotech Corp.                                                 111,100    958,430       0.0%
#   Intelligent Wave, Inc.                                          61,700    393,924       0.0%
#   Inter Action Corp.                                              61,000    437,071       0.0%
    Internet Initiative Japan, Inc.                                183,800  3,852,631       0.1%
#   Iriso Electronics Co., Ltd.                                    115,600  6,520,096       0.2%
*   Ishii Hyoki Co., Ltd.                                            4,400     54,788       0.0%
#   Istyle, Inc.                                                   287,100  1,974,736       0.1%
#*  ITbook Co., Ltd.                                                90,900    439,608       0.0%
    Itfor, Inc.                                                    160,800    956,771       0.0%
#   ITmedia, Inc.                                                    6,200     37,587       0.0%
#*  Itokuro, Inc.                                                   22,800  1,060,670       0.0%
    Iwatsu Electric Co., Ltd.                                       63,700    472,730       0.0%
    Japan Aviation Electronics Industry, Ltd.                      298,000  5,451,208       0.1%
#   Japan Cash Machine Co., Ltd.                                    99,000  1,072,024       0.0%
#*  Japan Display, Inc.                                          2,327,100  5,019,981       0.1%
#   Japan Material Co., Ltd.                                       130,500  3,788,819       0.1%
    Jastec Co., Ltd.                                                78,500    928,861       0.0%
#   JBCC Holdings, Inc.                                             94,500    874,910       0.0%
#*  JIG-SAW, Inc.                                                   21,500  1,142,067       0.0%
    Justsystems Corp.                                              206,000  4,425,638       0.1%
    Kaga Electronics Co., Ltd.                                     113,900  3,412,687       0.1%
    Kanematsu Electronics, Ltd.                                     75,800  2,365,474       0.1%
*   KAYAC, Inc.                                                     21,200    257,385       0.0%
    KEL Corp.                                                        3,500     42,979       0.0%
#*  KLab, Inc.                                                     217,000  3,814,322       0.1%
    Koa Corp.                                                      195,900  4,087,529       0.1%
    Kozo Keikaku Engineering, Inc.                                  10,400    225,011       0.0%
#   Kyoden Co., Ltd.                                                97,900    402,541       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                        252,000  1,441,247       0.0%
    Kyowa Electronics Instruments Co., Ltd.                        135,100    540,040       0.0%
#   LAC Co., Ltd.                                                  101,400  1,255,324       0.0%
    Lasertec Corp.                                                 255,200  5,614,841       0.2%
    LECIP HOLDINGS Corp.                                             3,800     31,659       0.0%
*   Livesense, Inc.                                                 17,200     83,749       0.0%
#   m-up, Inc.                                                      31,600    378,204       0.0%
    Macnica Fuji Electronics Holdings, Inc.                        213,450  4,471,790       0.1%
    Mamezou Holdings Co., Ltd.                                     107,600  1,237,849       0.0%
    MarkLines Co., Ltd.                                             47,600    463,758       0.0%
    Marubun Corp.                                                  101,500    882,691       0.0%
    Maruwa Co., Ltd.                                                60,000  3,472,070       0.1%
#   Marvelous, Inc.                                                196,300  1,857,089       0.1%
    Maxell Holdings, Ltd.                                          214,700  4,879,272       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
    MCJ Co., Ltd.                                                220,700 $2,322,436       0.1%
#   Media Do Holdings Co., Ltd.                                   41,400    980,253       0.0%
#   Megachips Corp.                                              109,600  3,611,313       0.1%
#   Meiko Electronics Co., Ltd.                                  131,100  2,409,727       0.1%
    Melco Holdings, Inc.                                          71,700  2,250,718       0.1%
#   Micronics Japan Co., Ltd.                                    206,600  2,056,487       0.1%
#   Mimaki Engineering Co., Ltd.                                 108,700    903,214       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                      113,181  2,023,400       0.1%
    Miraial Co., Ltd.                                             43,300    598,210       0.0%
    Miroku Jyoho Service Co., Ltd.                               115,700  2,702,023       0.1%
#   Mitsubishi Research Institute, Inc.                           41,400  1,226,753       0.0%
#   Mitsui High-Tec, Inc.                                        157,900  3,333,541       0.1%
    Mobile Create Co., Ltd.                                       59,800    201,652       0.0%
#   Mobile Factory, Inc.                                          33,200    400,627       0.0%
#*  Morpho, Inc.                                                  28,100  1,176,357       0.0%
#   MTI, Ltd.                                                    199,300  1,198,650       0.0%
    Mutoh Holdings Co., Ltd.                                      14,600    333,621       0.0%
#*  Mynet, Inc.                                                   23,600    366,224       0.0%
    Nagano Keiki Co., Ltd.                                        58,400    661,817       0.0%
    Naigai Tec Corp.                                                 500     16,930       0.0%
    Nakayo, Inc.                                                  78,000  1,340,473       0.0%
    NEC Networks & System Integration Corp.                      139,500  3,476,389       0.1%
    NET One Systems Co., Ltd.                                    525,900  6,523,781       0.2%
#*  New Japan Radio Co., Ltd.                                     96,000    855,403       0.0%
#   Nexyz Group Corp.                                             48,000    975,325       0.0%
    Nichicon Corp.                                               311,900  3,935,281       0.1%
    Nihon Dempa Kogyo Co., Ltd.                                  106,600    832,422       0.0%
    Nihon Denkei Co., Ltd.                                         9,900    168,034       0.0%
    Nihon Unisys, Ltd.                                           449,675  7,448,545       0.2%
    Nippon Ceramic Co., Ltd.                                      62,200  1,774,321       0.1%
    Nippon Chemi-Con Corp.                                       103,700  3,603,415       0.1%
    Nippon Information Development Co., Ltd.                       2,300     70,723       0.0%
#   Nippon Kodoshi Corp.                                          54,900  1,119,173       0.0%
    Nippon Signal Co., Ltd.                                      345,000  3,807,721       0.1%
    Nippon Systemware Co., Ltd.                                   45,500    899,476       0.0%
    Nissha Co., Ltd.                                             220,800  7,102,451       0.2%
    Nohmi Bosai, Ltd.                                            136,100  2,296,485       0.1%
#   Noritsu Koki Co., Ltd.                                       123,900  1,918,160       0.1%
    NS Solutions Corp.                                           171,100  4,159,333       0.1%
    NSD Co., Ltd.                                                222,680  4,457,614       0.1%
    Nuflare Technology, Inc.                                      29,300  1,517,352       0.1%
#   Ohara, Inc.                                                   51,800  1,015,176       0.0%
*   Ohizumi Mfg. Co., Ltd.                                        19,400    226,647       0.0%
#   Okaya Electric Industries Co., Ltd.                           73,000    334,526       0.0%
#   Oki Electric Industry Co., Ltd.                              522,400  7,297,733       0.2%
    ONO Sokki Co., Ltd.                                           58,400    385,703       0.0%
    Optex Group Co., Ltd.                                         94,700  3,922,050       0.1%
#*  Optim Corp.                                                   26,100    611,374       0.0%
    Osaki Electric Co., Ltd.                                     254,000  1,862,473       0.1%
    Paltek Corp.                                                  35,800    283,314       0.0%
    PCA Corp.                                                      2,500     38,899       0.0%
#   PCI Holdings, Inc.                                            19,500    582,343       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    Poletowin Pitcrew Holdings, Inc.                              88,800 $ 1,422,505       0.0%
    Pro-Ship, Inc.                                                 8,700     191,823       0.0%
#   Rakus Co., Ltd.                                               36,300     741,688       0.0%
    RECOMM Co., Ltd.                                              78,000      82,835       0.0%
    Renesas Easton Co., Ltd.                                      62,400     407,893       0.0%
    Riken Keiki Co., Ltd.                                        105,100   2,271,716       0.1%
    Riso Kagaku Corp.                                            171,600   3,289,015       0.1%
    Roland DG Corp.                                               82,600   2,285,343       0.1%
#   Rorze Corp.                                                   64,800   1,715,845       0.1%
#   RS Technologies Co., Ltd.                                     22,500     833,531       0.0%
#*  RVH, Inc.                                                     85,200     408,086       0.0%
    Ryoden Corp.                                                  97,000   1,505,186       0.1%
    Ryosan Co., Ltd.                                             188,800   7,663,107       0.2%
    Ryoyo Electro Corp.                                          132,600   2,489,756       0.1%
    Saison Information Systems Co., Ltd.                           3,500      61,661       0.0%
#   Sakura Internet, Inc.                                        127,100     975,607       0.0%
    Sanken Electric Co., Ltd.                                    779,000   4,898,444       0.1%
    Sanshin Electronics Co., Ltd.                                151,900   2,307,082       0.1%
#   Satori Electric Co., Ltd.                                     85,880     800,851       0.0%
#   Saxa Holdings, Inc.                                           29,800     564,958       0.0%
#   Scala, Inc.                                                   91,500     642,132       0.0%
#   Seikoh Giken Co., Ltd.                                        12,200     215,560       0.0%
    Shibaura Electronics Co., Ltd.                                46,900   1,915,325       0.1%
    Shibaura Mechatronics Corp.                                  200,000     866,108       0.0%
#*  SHIFT, Inc.                                                   39,600     764,955       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                   49,500   3,378,969       0.1%
#*  Shinkawa, Ltd.                                                97,400     748,154       0.0%
    Shinko Electric Industries Co., Ltd.                         445,700   3,434,624       0.1%
    Shinko Shoji Co., Ltd.                                       135,600   2,515,984       0.1%
    Shizuki Electric Co., Inc.                                   103,500     660,842       0.0%
    Sigma Koki Co., Ltd.                                          14,800     236,306       0.0%
#   Siix Corp.                                                    95,400   4,061,525       0.1%
    SK-Electronics Co., Ltd.                                      42,100     454,899       0.0%
    SMK Corp.                                                    333,000   1,573,740       0.1%
    SMS Co., Ltd.                                                204,100   6,148,394       0.2%
#   Softbank Technology Corp.                                     70,300   1,313,294       0.0%
#   Softbrain Co., Ltd.                                          125,200     458,996       0.0%
    Softcreate Holdings Corp.                                     48,300     707,759       0.0%
#   Soliton Systems K.K.                                          52,900     577,362       0.0%
#   Sourcenext Corp.                                              86,300     543,470       0.0%
    SRA Holdings                                                  65,900   1,878,204       0.1%
#   Sumida Corp.                                                 147,449   2,573,360       0.1%
    Sun-Wa Technos Corp.                                          57,800   1,091,158       0.0%
    Suzuden Corp.                                                 24,400     307,174       0.0%
    Suzuki Co., Ltd.                                              13,600     123,424       0.0%
#   Systemsoft Corp.                                             269,600     345,855       0.0%
    Systena Corp.                                                109,900   3,407,680       0.1%
#*  Tabuchi Electric Co., Ltd.                                   200,800     534,252       0.0%
    Tachibana Eletech Co., Ltd.                                  103,260   1,749,668       0.1%
    Taiyo Yuden Co., Ltd.                                        678,700  11,849,631       0.3%
    Takachiho Koheki Co., Ltd.                                    12,500     127,499       0.0%
    TAKEBISHI Corp.                                               26,700     374,432       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Information Technology -- (Continued)
    Tamura Corp.                                                 486,000 $  3,325,141       0.1%
#   Tazmo Co., Ltd.                                               40,900      759,123       0.0%
    TDC Soft, Inc.                                                38,000      382,301       0.0%
#*  Teac Corp.                                                   734,000      291,781       0.0%
    TechMatrix Corp.                                              99,500    1,493,713       0.0%
#   Tecnos Japan, Inc.                                           103,000    1,005,948       0.0%
    Teikoku Tsushin Kogyo Co., Ltd.                               49,000      492,245       0.0%
    TESEC Corp.                                                    2,300       40,565       0.0%
    TIS, Inc.                                                    265,801    8,271,648       0.2%
    TKC Corp.                                                    119,800    3,770,791       0.1%
    Toho System Science Co., Ltd.                                  1,500       10,815       0.0%
    Tokyo Electron Device, Ltd.                                   41,100      803,664       0.0%
    Tokyo Seimitsu Co., Ltd.                                     240,800    9,572,803       0.3%
#   Tomen Devices Corp.                                            4,600      130,453       0.0%
    Topcon Corp.                                                 662,200   14,001,261       0.4%
    Torex Semiconductor, Ltd.                                     39,900      661,613       0.0%
    Toshiba TEC Corp.                                            822,000    4,794,030       0.1%
    Toukei Computer Co., Ltd.                                     22,710      691,028       0.0%
#   Towa Corp.                                                   139,700    2,419,160       0.1%
    Toyo Corp.                                                   146,400    1,367,648       0.0%
    Transcosmos, Inc.                                            186,300    4,344,691       0.1%
    Tri Chemical Laboratories, Inc.                               36,600    1,292,441       0.0%
    UKC Holdings Corp.                                            86,600    1,490,562       0.0%
    UMC Electronics Co Ltd                                        27,900      592,742       0.0%
    Uniden Holdings Corp.                                        406,000    1,292,170       0.0%
    UNIRITA, Inc.                                                  6,400       99,322       0.0%
#   UNITED, Inc.                                                  78,700    2,512,126       0.1%
#   V Technology Co., Ltd.                                        28,700    5,022,429       0.1%
*   V-Cube, Inc.                                                  85,300      495,370       0.0%
#   VeriServe Corp.                                               13,400      447,928       0.0%
#   Vitec Holdings Co., Ltd.                                      51,000      864,794       0.0%
#   Voyage Group, Inc.                                            56,400      720,042       0.0%
    Wellnet Corp.                                                109,900    1,181,066       0.0%
#   YAC Holdings Co., Ltd.                                        52,800      534,520       0.0%
#   Yamaichi Electronics Co., Ltd.                               136,500    2,835,521       0.1%
    Yashima Denki Co., Ltd.                                      110,500      937,365       0.0%
#   Yokowo Co., Ltd.                                              92,000    1,201,131       0.0%
    Zappallas, Inc.                                               55,900      212,334       0.0%
*   ZIGExN Co., Ltd.                                             107,300    1,478,439       0.0%
    Zuken, Inc.                                                   99,900    1,776,585       0.1%
                                                                         ------------      ----
Total Information Technology                                              585,523,761      14.7%
                                                                         ------------      ----
Materials -- (10.1%)
    Achilles Corp.                                               101,900    2,055,849       0.1%
    ADEKA Corp.                                                  544,000    9,396,399       0.2%
    Agro-Kanesho Co., Ltd.                                        68,400    1,363,896       0.0%
    Aichi Steel Corp.                                             73,200    2,968,238       0.1%
#   Alconix Corp.                                                136,000    2,387,456       0.1%
    Arakawa Chemical Industries, Ltd.                            108,000    2,617,710       0.1%
    Araya Industrial Co., Ltd.                                    26,800      535,837       0.0%
#   Asahi Holdings, Inc.                                         182,350    3,958,171       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
Materials -- (Continued)
    Asahi Printing Co., Ltd.                                         1,900 $   45,696       0.0%
    Asahi Yukizai Corp.                                             87,800  1,153,221       0.0%
    Asia Pile Holdings Corp.                                       131,100    742,008       0.0%
    C Uyemura & Co., Ltd.                                           27,200  1,686,132       0.1%
    Carlit Holdings Co., Ltd.                                       98,100    732,204       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                  55,200  1,064,974       0.0%
#*  Chugai Mining Co., Ltd.                                      1,012,400    293,705       0.0%
    Chugoku Marine Paints, Ltd.                                    390,400  3,316,993       0.1%
    CI Takiron Corp.                                               330,000  2,094,931       0.1%
    CK-San-Etsu Co., Ltd.                                            1,700     45,475       0.0%
    Dai Nippon Toryo Co., Ltd.                                     148,000  2,265,482       0.1%
    Daido Steel Co., Ltd.                                          131,300  8,319,117       0.2%
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                         117,700  1,708,942       0.1%
    Daiken Corp.                                                    93,100  2,524,334       0.1%
    Daiki Aluminium Industry Co., Ltd.                             183,000  1,503,776       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.         83,200  3,809,956       0.1%
#   Daio Paper Corp.                                               425,100  5,103,652       0.1%
    Denka Co., Ltd.                                                  7,000    233,873       0.0%
#   DKS Co., Ltd.                                                  281,000  1,932,362       0.1%
    Dynapac Co., Ltd.                                                5,000     73,889       0.0%
    FP Corp.                                                       132,600  6,968,242       0.2%
    Fuji Seal International, Inc.                                  267,700  8,785,506       0.2%
    Fujikura Kasei Co., Ltd.                                       155,400    980,245       0.0%
    Fujimi, Inc.                                                   118,100  2,926,669       0.1%
    Fujimori Kogyo Co., Ltd.                                        99,000  3,424,486       0.1%
#   Fumakilla, Ltd.                                                 50,501    900,277       0.0%
    Fuso Chemical Co., Ltd.                                        112,800  3,611,126       0.1%
    Geostr Corp.                                                    77,000    603,464       0.0%
    Godo Steel, Ltd.                                                77,700  1,564,598       0.0%
    Gun-Ei Chemical Industry Co., Ltd.                              28,600    993,948       0.0%
    Hakudo Co., Ltd.                                                24,700    492,358       0.0%
#   Haneda Zenith Holdings Co., Ltd.                               218,200    799,237       0.0%
    Harima Chemicals Group, Inc.                                    88,600    708,081       0.0%
#   Hodogaya Chemical Co., Ltd.                                     39,500  2,776,466       0.1%
    Hokkan Holdings, Ltd.                                          275,000  1,057,824       0.0%
    Hokko Chemical Industry Co., Ltd.                              120,900    741,441       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                                 814,899  5,229,997       0.1%
    Honshu Chemical Industry Co., Ltd.                              14,000    169,523       0.0%
    Ise Chemicals Corp.                                             74,000    392,432       0.0%
    Ishihara Chemical Co., Ltd.                                      4,700     82,096       0.0%
*   Ishihara Sangyo Kaisha, Ltd.                                   229,050  3,446,668       0.1%
    Ishizuka Glass Co., Ltd.                                        16,200    374,103       0.0%
    JCU Corp.                                                       70,500  3,050,496       0.1%
    JSP Corp.                                                       79,300  2,558,538       0.1%
#   Kanto Denka Kogyo Co., Ltd.                                    280,400  2,934,840       0.1%
    Katakura & Co-op Agri Corp.                                     15,200    184,230       0.0%
    Kawakin Holdings Co., Ltd.                                      11,000     38,777       0.0%
    KeePer Technical Laboratory Co., Ltd.                           36,400    436,001       0.0%
    Kimoto Co., Ltd.                                               228,000    565,607       0.0%
    Koatsu Gas Kogyo Co., Ltd.                                     172,893  1,306,764       0.0%
#   Kogi Corp.                                                       5,499    110,603       0.0%
    Kohsoku Corp.                                                   60,200    701,273       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Materials -- (Continued)
    Konishi Co., Ltd.                                              193,600 $ 3,368,936       0.1%
#   Konoshima Chemical Co., Ltd.                                    35,700     503,827       0.0%
    Krosaki Harima Corp.                                            31,700   1,360,370       0.0%
#   Kumiai Chemical Industry Co., Ltd.                             507,887   3,453,060       0.1%
    Kureha Corp.                                                    87,650   5,155,652       0.1%
    Kurimoto, Ltd.                                                  63,300   1,329,844       0.0%
    Kuriyama Holdings Corp.                                         38,000     646,071       0.0%
#   Kyoei Steel, Ltd.                                              139,300   2,445,829       0.1%
#   Kyowa Leather Cloth Co., Ltd.                                   64,500     552,584       0.0%
    Lintec Corp.                                                   286,700   7,967,920       0.2%
#   MEC Co., Ltd.                                                  109,500   1,762,144       0.1%
    Mipox Corp.                                                      5,800      41,529       0.0%
    Mitani Sekisan Co., Ltd.                                        47,700   1,155,108       0.0%
*   Mitsubishi Paper Mills, Ltd.                                   182,300   1,230,383       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                        91,000   2,265,833       0.1%
    Mitsui Mining & Smelting Co., Ltd.                               9,800     509,945       0.0%
    Molitec Steel Co., Ltd.                                         34,300     196,126       0.0%
#   MORESCO Corp.                                                   41,300     759,609       0.0%
    Mory Industries, Inc.                                           32,700   1,014,704       0.0%
    Nakayama Steel Works, Ltd.                                     120,600     833,983       0.0%
    Neturen Co., Ltd.                                              216,500   2,206,164       0.1%
#*  New Japan Chemical Co., Ltd.                                   182,300     482,446       0.0%
    Nicca Chemical Co., Ltd.                                        24,200     259,366       0.0%
    Nichia Steel Works, Ltd.                                       164,900     494,688       0.0%
#   Nihon Kagaku Sangyo Co., Ltd.                                   81,500   1,411,523       0.0%
    Nihon Nohyaku Co., Ltd.                                        306,300   1,773,647       0.1%
    Nihon Parkerizing Co., Ltd.                                    581,400   9,531,034       0.2%
    Nihon Yamamura Glass Co., Ltd.                                 546,000     959,928       0.0%
    Nippon Carbide Industries Co., Inc.                             45,100     967,084       0.0%
    Nippon Chemical Industrial Co., Ltd.                            47,700   1,094,878       0.0%
    Nippon Concrete Industries Co., Ltd.                           278,300   1,177,201       0.0%
#   Nippon Denko Co., Ltd.                                         725,314   3,065,047       0.1%
    Nippon Fine Chemical Co., Ltd.                                  81,000     757,866       0.0%
    Nippon Kinzoku Co., Ltd.                                        29,300     812,646       0.0%
    Nippon Koshuha Steel Co., Ltd.                                  47,099     399,285       0.0%
    Nippon Light Metal Holdings Co., Ltd.                        3,567,200  10,499,570       0.3%
    Nippon Paper Industries Co., Ltd.                              304,000   6,047,887       0.2%
    Nippon Pillar Packing Co., Ltd.                                137,100   2,100,638       0.1%
    Nippon Soda Co., Ltd.                                          754,000   4,717,270       0.1%
    Nippon Valqua Industries, Ltd.                                 102,599   2,380,234       0.1%
*   Nippon Yakin Kogyo Co., Ltd.                                   831,300   1,837,038       0.1%
    Nisshin Steel Co., Ltd.                                        286,592   4,165,109       0.1%
#   Nitta Gelatin, Inc.                                             79,300     566,159       0.0%
    Nittetsu Mining Co., Ltd.                                       35,400   2,625,175       0.1%
    Nitto FC Co., Ltd.                                             106,200     799,342       0.0%
    NOF Corp.                                                      435,000  12,571,633       0.3%
    Nozawa Corp.                                                    36,900     470,698       0.0%
    Okamoto Industries, Inc.                                       356,000   3,873,428       0.1%
    Okura Industrial Co., Ltd.                                     284,000   1,925,109       0.1%
#   Osaka Organic Chemical Industry, Ltd.                           97,900   1,172,422       0.0%
#   Osaka Soda Co., Ltd.                                            84,799   2,226,269       0.1%
    Osaka Steel Co., Ltd.                                           83,300   1,843,093       0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Materials -- (Continued)
#   OSAKA Titanium Technologies Co., Ltd.                           63,500 $   975,884       0.0%
#*  Pacific Metals Co., Ltd.                                       102,099   3,052,921       0.1%
    Pack Corp. (The)                                                81,200   2,821,528       0.1%
#   Rasa Industries, Ltd.                                           48,000     967,052       0.0%
    Rengo Co., Ltd.                                              1,134,800   7,431,789       0.2%
    Riken Technos Corp.                                            227,000   1,398,203       0.0%
    Sakai Chemical Industry Co., Ltd.                              114,000   2,850,885       0.1%
#   Sakata INX Corp.                                               252,400   4,867,568       0.1%
    Sanyo Chemical Industries, Ltd.                                 71,300   3,744,689       0.1%
    Sanyo Special Steel Co., Ltd.                                  130,060   3,338,211       0.1%
#   Seiko PMC Corp.                                                 68,600     749,818       0.0%
    Sekisui Plastics Co., Ltd.                                     163,900   2,154,184       0.1%
    Shikoku Chemicals Corp.                                        243,000   4,044,199       0.1%
    Shin-Etsu Polymer Co., Ltd.                                    285,700   3,055,815       0.1%
    Shinagawa Refractories Co., Ltd.                                39,000   1,319,298       0.0%
#   Shinko Wire Co., Ltd.                                           18,400     253,870       0.0%
    SK Kaken Co., Ltd.                                               7,000     582,280       0.0%
    Soken Chemical & Engineering Co., Ltd.                          23,400     509,237       0.0%
#   Stella Chemifa Corp.                                            66,800   2,575,510       0.1%
    Sumitomo Bakelite Co., Ltd.                                  1,112,000   9,042,991       0.2%
    Sumitomo Osaka Cement Co., Ltd.                              2,368,000  10,844,854       0.3%
    Sumitomo Seika Chemicals Co., Ltd.                              63,200   3,357,623       0.1%
    Sun A Kaken Co., Ltd.                                            4,200      42,382       0.0%
    T Hasegawa Co., Ltd.                                           143,800   2,921,418       0.1%
#   T&K Toka Co., Ltd.                                             104,700   1,219,080       0.0%
    Taisei Lamick Co., Ltd.                                         35,900     979,960       0.0%
    Taiyo Holdings Co., Ltd.                                       104,900   5,040,678       0.1%
    Takasago International Corp.                                    92,200   3,207,319       0.1%
    Tayca Corp.                                                    108,500   2,553,968       0.1%
    Tenma Corp.                                                    103,300   2,147,008       0.1%
    Toagosei Co., Ltd.                                             658,000   8,533,757       0.2%
#   Toda Kogyo Corp.                                                25,300   1,052,245       0.0%
    Toho Acetylene Co., Ltd.                                        12,700     187,060       0.0%
#   Toho Titanium Co., Ltd.                                        215,600   1,942,586       0.1%
    Toho Zinc Co., Ltd.                                             83,599   4,071,687       0.1%
    Tohoku Steel Co., Ltd.                                           1,600      29,871       0.0%
    Tokai Carbon Co., Ltd.                                       1,289,000  12,880,783       0.3%
    Tokushu Tokai Paper Co., Ltd.                                   60,858   2,454,027       0.1%
#   Tokuyama Corp.                                                 462,998  13,138,460       0.3%
    Tokyo Ohka Kogyo Co., Ltd.                                     227,700   8,326,993       0.2%
    Tokyo Printing Ink Manufacturing Co., Ltd.                       1,300      41,859       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                              93,200   1,450,597       0.0%
    Tokyo Steel Manufacturing Co., Ltd.                            845,800   7,305,223       0.2%
    Tokyo Tekko Co., Ltd.                                           50,200     949,668       0.0%
    Tomoegawa Co., Ltd.                                            131,000     367,754       0.0%
    Tomoku Co., Ltd.                                                72,000   1,343,507       0.0%
    Topy Industries, Ltd.                                          108,500   3,706,993       0.1%
    Toyo Gosei Co., Ltd.                                             5,200      64,435       0.0%
    Toyo Ink SC Holdings Co., Ltd.                               1,157,000   6,813,814       0.2%
    Toyo Kohan Co., Ltd.                                           320,600   1,370,811       0.0%
    Toyobo Co., Ltd.                                               568,800  10,956,472       0.3%
#   TYK Corp.                                                      138,000     497,698       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Materials -- (Continued)
#   UACJ Corp.                                                     182,441 $  5,379,737       0.1%
#   W-Scope Corp.                                                  148,900    2,800,694       0.1%
    Wood One Co., Ltd.                                              36,600      623,089       0.0%
    Yamato Kogyo Co., Ltd.                                         255,400    6,831,704       0.2%
    Yodogawa Steel Works, Ltd.                                     136,700    4,003,903       0.1%
    Yotai Refractories Co., Ltd.                                    52,100      214,424       0.0%
    Yuki Gosei Kogyo Co., Ltd.                                      36,200       97,732       0.0%
    Yushiro Chemical Industry Co., Ltd.                             64,700      978,530       0.0%
                                                                           ------------      ----
Total Materials                                                             441,083,863      11.1%
                                                                           ------------      ----
Real Estate -- (2.0%)
#   AD Works Co., Ltd.                                             804,000      276,685       0.0%
    Airport Facilities Co., Ltd.                                   132,770      734,779       0.0%
    Anabuki Kosan, Inc.                                              2,200       58,629       0.0%
#   Aoyama Zaisan Networks Co., Ltd.                                55,100      647,798       0.0%
#   Apamanshop Holdings Co., Ltd.                                   69,100      537,679       0.0%
#   Ardepro Co., Ltd.                                              923,500      841,536       0.0%
    Arealink Co., Ltd.                                              46,400      971,776       0.0%
#*  Ascot Corp.                                                     67,700      188,797       0.0%
#   CRE, Inc.                                                       22,800      307,967       0.0%
    Daibiru Corp.                                                  303,600    3,579,419       0.1%
    Daikyo, Inc.                                                   190,400    3,666,527       0.1%
#   Dear Life Co., Ltd.                                            101,000      404,229       0.0%
    Goldcrest Co., Ltd.                                            107,590    2,330,978       0.1%
    Grandy House Corp.                                              61,800      260,763       0.0%
    Heiwa Real Estate Co., Ltd.                                    236,600    4,127,136       0.1%
#   Ichigo, Inc.                                                 1,467,900    5,220,260       0.1%
#   Investors Cloud Co., Ltd.                                       33,200    2,024,642       0.1%
#*  Japan Asset Marketing Co., Ltd.                              1,649,800    1,782,450       0.1%
#   Japan Property Management Center Co., Ltd.                      84,500    1,140,028       0.0%
    Kabuki-Za Co., Ltd.                                             31,300    1,541,297       0.1%
    Keihanshin Building Co., Ltd.                                  214,900    1,507,762       0.0%
    Kenedix, Inc.                                                1,399,200    8,180,553       0.2%
*   LAND Co., Ltd.                                               1,009,100      142,085       0.0%
    Leopalace21 Corp.                                            1,598,200   11,934,140       0.3%
#   Mugen Estate Co., Ltd.                                          73,300      759,802       0.0%
#   Nippon Commercial Development Co., Ltd.                         62,600      923,380       0.0%
    Nisshin Fudosan Co.                                            189,700    1,335,006       0.0%
    Open House Co., Ltd.                                           198,900    7,667,028       0.2%
    Properst Co., Ltd.                                              26,600       50,073       0.0%
#   Prospect Co., Ltd.                                           1,202,000      563,392       0.0%
#   Raysum Co., Ltd.                                               107,100      950,721       0.0%
#   SAMTY Co., Ltd.                                                105,300    1,499,529       0.0%
    Sankyo Frontier Co., Ltd.                                       17,000      435,380       0.0%
#   Shinoken Group Co., Ltd.                                        81,500    2,002,284       0.1%
    Star Mica Co., Ltd.                                             75,800    1,079,823       0.0%
#*  Striders Corp.                                                  15,300       71,010       0.0%
    Sun Frontier Fudousan Co., Ltd.                                147,900    1,780,657       0.1%
#   Takara Leben Co., Ltd.                                         552,800    2,541,139       0.1%
    TOC Co., Ltd.                                                  390,550    3,514,921       0.1%
    Tokyo Rakutenchi Co., Ltd.                                      20,700    1,064,564       0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
Real Estate -- (Continued)
#   Tokyo Theatres Co., Inc.                                         46,799 $      601,912        0.0%
    Tosei Corp.                                                     217,300      2,140,239        0.1%
    Unizo Holdings Co., Ltd.                                        151,800      4,038,446        0.1%
    Urbanet Corp. Co., Ltd.                                         108,800        327,375        0.0%
                                                                            --------------      -----
Total Real Estate                                                               85,754,596        2.1%
                                                                            --------------      -----
Telecommunication Services -- (0.1%)
#*  Broadmedia Corp.                                                456,300        435,151        0.0%
#   Freebit Co., Ltd.                                                79,500        647,981        0.0%
#   Okinawa Cellular Telephone Co.                                   48,900      1,695,634        0.1%
#*  U-Next Co., Ltd.                                                 35,400        342,339        0.0%
#*  Vision, Inc.                                                     38,100        910,312        0.0%
#   WirelessGate, Inc.                                               55,300        601,247        0.0%
                                                                            --------------      -----
Total Telecommunication Services                                                 4,632,664        0.1%
                                                                            --------------      -----
Utilities -- (0.9%)
#*  Eneres Co., Ltd.                                                160,000        744,496        0.0%
#   eRex Co., Ltd.                                                  267,200      2,647,759        0.1%
    Hiroshima Gas Co., Ltd.                                         200,000        643,107        0.0%
*   Hokkaido Electric Power Co., Inc.                             1,189,200      9,371,339        0.2%
    Hokkaido Gas Co., Ltd.                                          365,000        942,241        0.0%
#   Hokuriku Electric Power Co.                                   1,087,400      9,608,330        0.3%
    Hokuriku Gas Co., Ltd.                                            9,900        249,078        0.0%
    K&O Energy Group, Inc.                                           87,600      1,458,370        0.1%
    Kyoei Sangyo Co., Ltd.                                              600         12,825        0.0%
    Okinawa Electric Power Co., Inc. (The)                          224,517      5,129,644        0.1%
    Saibu Gas Co., Ltd.                                             196,300      4,910,675        0.1%
    Shizuoka Gas Co., Ltd.                                          342,800      2,678,446        0.1%
    Toell Co., Ltd.                                                  32,800        281,064        0.0%
#   West Holdings Corp.                                              96,800        635,767        0.0%
                                                                            --------------      -----
Total Utilities                                                                 39,313,141        1.0%
                                                                            --------------      -----
TOTAL COMMON STOCKS                                                          3,955,538,472       99.2%
                                                                            --------------      -----
TOTAL INVESTMENT SECURITIES                                                  3,955,538,472
                                                                            --------------

                                                                               VALUE+
                                                                            --------------
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@ DFA Short Term Investment Fund                              34,516,023    399,384,904       10.0%
                                                                            --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $3,314,290,953)                         $4,354,923,376      109.2%
                                                                            ==============      =====

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                 LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                 ------- -------------- ------- --------------
 Common Stocks
    Consumer Discretionary         --    $  773,626,796   --    $  773,626,796
    Consumer Staples               --       322,125,010   --       322,125,010
    Energy                         --        43,983,248   --        43,983,248
    Financials                     --       337,577,873   --       337,577,873
    Health Care                    --       177,769,835   --       177,769,835
    Industrials                    --     1,144,147,685   --     1,144,147,685
    Information Technology         --       585,523,761   --       585,523,761
    Materials                      --       441,083,863   --       441,083,863
    Real Estate                    --        85,754,596   --        85,754,596
    Telecommunication Services     --         4,632,664   --         4,632,664
    Utilities                      --        39,313,141   --        39,313,141
 Securities Lending Collateral     --       399,384,904   --       399,384,904
                                   --    --------------   --    --------------
 TOTAL                             --    $4,354,923,376   --    $4,354,923,376
                                   ==    ==============   ==    ==============

                     THE ASIA PACIFIC SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
COMMON STOCKS -- (87.5%)
AUSTRALIA -- (47.2%)
*   3P Learning, Ltd.                                                78,968 $    76,265       0.0%
#*  A.C.N. 004 410 833, Ltd.                                     17,951,296     269,807       0.0%
*   Acrux, Ltd.                                                     345,328      43,564       0.0%
    Adacel Technologies, Ltd.                                        98,713     210,762       0.0%
    Adairs, Ltd.                                                     68,831      80,696       0.0%
#   Adelaide Brighton, Ltd.                                       3,668,074  17,462,503       1.0%
#   Ainsworth Game Technology, Ltd.                                 963,562   1,681,775       0.1%
*   Alkane Resources, Ltd.                                        1,718,383     388,280       0.0%
    ALS, Ltd.                                                     1,299,881   7,804,279       0.4%
    Altium, Ltd.                                                    699,908   6,426,641       0.4%
*   Altona Mining, Ltd.                                           1,108,169     109,828       0.0%
    Alumina, Ltd.                                                   125,660     225,499       0.0%
#   AMA Group, Ltd.                                               1,270,058     909,968       0.1%
#   Amaysim Australia, Ltd.                                       1,166,977   1,711,713       0.1%
    Ansell, Ltd.                                                    830,803  15,292,658       0.8%
*   Antares Energy, Ltd.                                            199,346         279       0.0%
#   AP Eagers, Ltd.                                                 278,944   1,604,291       0.1%
#   APN Outdoor Group, Ltd.                                       1,123,438   4,025,448       0.2%
    APN Property Group, Ltd.                                         26,661       8,955       0.0%
#   Appen, Ltd.                                                     372,996   1,542,701       0.1%
#   ARB Corp., Ltd.                                                 498,340   6,954,682       0.4%
#   Ardent Leisure Group                                          2,495,935   3,582,993       0.2%
    Asaleo Care, Ltd.                                             2,658,452   3,015,003       0.2%
#*  Atlas Iron, Ltd.                                              7,155,231      92,938       0.0%
    AUB Group, Ltd.                                                 268,561   2,724,320       0.2%
#   Ausdrill, Ltd.                                                2,052,303   3,414,372       0.2%
    Austal, Ltd.                                                  1,433,392   1,934,703       0.1%
#*  Australian Agricultural Co., Ltd.                             2,990,515   3,368,875       0.2%
    Australian Finance Group, Ltd.                                  302,872     379,151       0.0%
#   Australian Pharmaceutical Industries, Ltd.                    2,860,486   3,301,937       0.2%
    Australian Vintage, Ltd.                                      4,105,188   1,367,731       0.1%
    Auswide Bank, Ltd.                                              102,961     431,377       0.0%
#   Automotive Holdings Group, Ltd.                               1,948,477   4,834,404       0.3%
*   Avanco Resources, Ltd.                                        2,444,368     183,308       0.0%
    Aveo Group                                                    2,201,021   4,261,748       0.2%
    AVJennings, Ltd.                                              6,937,882   3,714,429       0.2%
#*  AWE, Ltd.                                                     3,834,269   1,500,498       0.1%
#   Baby Bunting Group, Ltd.                                        239,891     295,371       0.0%
#   Bapcor, Ltd.                                                  1,411,451   5,884,702       0.3%
*   Base Resources, Ltd.                                            215,873      55,533       0.0%
    Beach Energy, Ltd.                                           16,720,311  12,508,369       0.7%
#*  Beadell Resources, Ltd.                                       7,171,491     980,979       0.1%
#   Bega Cheese, Ltd.                                             1,039,089   5,854,140       0.3%
#*  Bellamy's Australia, Ltd.                                       475,294   4,380,196       0.2%
#*  Billabong International, Ltd.                                   756,968     369,891       0.0%
#   Blackmores, Ltd.                                                 82,235  10,057,671       0.6%
    Blue Sky Alternative Investments, Ltd.                           84,602     912,096       0.1%
*   Boart Longyear, Ltd.                                          1,682,421      14,194       0.0%
    Breville Group, Ltd.                                            825,559   7,372,929       0.4%
    Brickworks, Ltd.                                                252,400   2,745,145       0.2%
    BT Investment Management, Ltd.                                1,061,631   8,782,885       0.5%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
AUSTRALIA -- (Continued)
*   Buru Energy, Ltd.                                               380,331 $    76,959       0.0%
#   BWX, Ltd.                                                       105,056     583,514       0.0%
#   Cabcharge Australia, Ltd.                                       863,423   1,095,415       0.1%
#   Capilano Honey, Ltd.                                             15,266     196,492       0.0%
*   Capitol Health, Ltd.                                          2,117,373     446,080       0.0%
    Capral, Ltd.                                                     58,499       6,251       0.0%
*   Cardno, Ltd.                                                  1,627,697   1,655,628       0.1%
*   Carnarvon Petroleum, Ltd.                                     5,245,141     401,902       0.0%
*   Carnegie Clean Energy, Ltd.                                   1,015,131      27,980       0.0%
#   carsales.com, Ltd.                                            1,702,940  17,883,224       1.0%
#   Cash Converters International, Ltd.                           2,406,480     662,648       0.0%
#*  Catapult Group International, Ltd.                              113,654     165,268       0.0%
    Cedar Woods Properties, Ltd.                                    356,100   1,562,369       0.1%
#   Class, Ltd.                                                     291,443     642,658       0.0%
*   Clean Seas Seafood, Ltd.                                        511,576      24,655       0.0%
    Cleanaway Waste Management, Ltd.                             10,618,818  12,220,420       0.7%
*   Clinuvel Pharmaceuticals, Ltd.                                   30,557     163,486       0.0%
    Codan, Ltd.                                                     504,292     926,204       0.1%
#   Collection House, Ltd.                                        2,107,238   2,258,015       0.1%
    Collins Foods, Ltd.                                             637,135   2,704,713       0.1%
#*  Cooper Energy, Ltd.                                           4,820,401   1,072,407       0.1%
#   Corporate Travel Management, Ltd.                               276,172   5,087,221       0.3%
    Costa Group Holdings, Ltd.                                    1,165,472   5,545,546       0.3%
#   Credit Corp. Group, Ltd.                                        328,536   5,056,430       0.3%
#*  CSG, Ltd.                                                     1,179,434     532,409       0.0%
    CSR, Ltd.                                                     3,680,857  13,388,457       0.7%
*   CuDeco, Ltd.                                                    387,893      99,634       0.0%
    Data#3, Ltd.                                                    702,978   1,018,069       0.1%
    Decmil Group, Ltd.                                              941,409     916,603       0.1%
*   Devine, Ltd.                                                    100,195      29,138       0.0%
    Dicker Data, Ltd.                                               121,457     244,984       0.0%
#   Domino's Pizza Enterprises, Ltd.                                 46,342   1,656,857       0.1%
    Donaco International, Ltd.                                       28,566      10,291       0.0%
    Downer EDI, Ltd.                                              3,622,856  19,439,855       1.1%
    DuluxGroup, Ltd.                                              3,101,823  17,518,012       1.0%
    DWS, Ltd.                                                       474,349     526,912       0.0%
    Eclipx Group, Ltd.                                            1,231,762   3,824,165       0.2%
#*  Elders, Ltd.                                                    800,183   3,104,413       0.2%
*   Electro Optic Systems Holdings, Ltd.                             72,249     127,260       0.0%
#*  Emeco Holdings, Ltd.                                          1,193,646     219,254       0.0%
#*  Energy Resources of Australia, Ltd.                           1,487,868     643,982       0.0%
#*  Energy World Corp., Ltd.                                      4,185,404     959,237       0.1%
    Enero Group, Ltd.                                                12,387       9,445       0.0%
    EQT Holdings, Ltd.                                               25,205     356,968       0.0%
    ERM Power, Ltd.                                                 941,985     980,204       0.1%
    Estia Health, Ltd.                                            1,127,660   3,006,871       0.2%
    Euroz, Ltd.                                                     101,762      91,036       0.0%
    Event Hospitality and Entertainment, Ltd.                       513,190   5,250,412       0.3%
    Evolution Mining, Ltd.                                        4,129,607   7,418,423       0.4%
    Fairfax Media, Ltd.                                          15,303,894  12,891,987       0.7%
#*  FAR, Ltd.                                                     6,332,846     319,984       0.0%
    Finbar Group, Ltd.                                              190,901     137,351       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
#   Fleetwood Corp., Ltd.                                          418,222 $   787,997       0.0%
#   FlexiGroup, Ltd.                                             1,539,900   1,731,973       0.1%
#   Flight Centre Travel Group, Ltd.                               183,277   6,570,730       0.4%
#   G8 Education, Ltd.                                           2,577,771   9,004,963       0.5%
#*  Galaxy Resources, Ltd.                                         984,288   2,604,906       0.1%
#   Gateway Lifestyle                                            1,521,436   2,299,945       0.1%
#   GBST Holdings, Ltd.                                            175,546     258,638       0.0%
#   Genworth Mortgage Insurance Australia, Ltd.                  1,726,790   3,758,243       0.2%
    Global Construction Services, Ltd.                             110,434      73,248       0.0%
*   Gold Road Resources, Ltd.                                      461,184     242,918       0.0%
    GR Engineering Services, Ltd.                                   55,230      55,404       0.0%
    GrainCorp, Ltd. Class A                                      1,255,046   8,174,352       0.5%
#   Grange Resources, Ltd.                                       1,724,297     217,919       0.0%
#   Greencross, Ltd.                                               484,867   1,974,046       0.1%
*   Greenland Minerals & Energy, Ltd.                              114,047       8,752       0.0%
#   GUD Holdings, Ltd.                                             918,124   8,397,253       0.5%
    GWA Group, Ltd.                                              2,071,266   4,043,939       0.2%
#   Hansen Technologies, Ltd.                                      775,129   2,012,819       0.1%
#   Healthscope, Ltd.                                            4,507,795   6,771,315       0.4%
    Helloworld, Ltd.                                                 9,521      33,544       0.0%
    HFA Holdings, Ltd.                                             581,501   1,358,951       0.1%
*   Highfield Resources, Ltd.                                      121,654      97,700       0.0%
*   Hills, Ltd.                                                    995,779     129,465       0.0%
*   Horizon Oil, Ltd.                                            4,073,887     211,936       0.0%
#   HT&E, Ltd.                                                   2,174,438   2,896,151       0.2%
    IDP Education, Ltd.                                             94,984     407,727       0.0%
    Iluka Resources, Ltd.                                        1,852,267  13,347,308       0.7%
*   Imdex, Ltd.                                                  1,804,309   1,339,917       0.1%
#   IMF Bentham, Ltd.                                            1,037,504   1,852,309       0.1%
#   Independence Group NL                                        2,549,217   7,832,904       0.4%
*   Infigen Energy                                               4,931,832   2,761,960       0.2%
    Infomedia, Ltd.                                              2,384,563   1,431,843       0.1%
    Integral Diagnostics, Ltd.                                      14,901      19,222       0.0%
#   Integrated Research, Ltd.                                      504,721   1,483,395       0.1%
    InvoCare, Ltd.                                                 920,100  11,962,615       0.7%
#   IOOF Holdings, Ltd.                                          2,368,404  19,535,461       1.1%
#   IPH, Ltd.                                                      349,312   1,566,486       0.1%
    IRESS, Ltd.                                                  1,175,824  10,600,488       0.6%
    iSelect, Ltd.                                                  742,596     908,125       0.1%
#   iSentia Group, Ltd.                                            958,893     727,427       0.0%
    IVE Group, Ltd.                                                226,839     354,474       0.0%
#   Japara Healthcare, Ltd.                                      1,441,627   2,231,423       0.1%
#   JB Hi-Fi, Ltd.                                                 962,791  16,902,328       0.9%
    Jumbo Interactive, Ltd.                                         51,199     113,448       0.0%
*   Jupiter Mines, Ltd.                                            381,117     152,447       0.0%
    K&S Corp., Ltd.                                                268,400     363,002       0.0%
#*  Karoon Gas Australia, Ltd.                                   1,289,694   1,186,994       0.1%
#*  Kingsgate Consolidated, Ltd.                                 1,797,365     556,038       0.0%
*   Kingsrose Mining, Ltd.                                         937,248      13,486       0.0%
    Kogan.com, Ltd.                                                  3,613      10,728       0.0%
    LifeHealthcare Group, Ltd.                                       8,683      17,625       0.0%
    Link Administration Holdings, Ltd.                           1,477,619   9,330,538       0.5%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
    Lovisa Holdings, Ltd.                                           10,809 $    49,027       0.0%
*   Lynas Corp., Ltd.                                            1,159,291     160,172       0.0%
    MACA, Ltd.                                                     829,671   1,329,167       0.1%
*   Macmahon Holdings, Ltd.                                      6,881,875   1,266,223       0.1%
    Macquarie Atlas Roads Group                                  1,217,664   5,561,032       0.3%
    Magellan Financial Group, Ltd.                                 380,216   7,070,014       0.4%
    Mantra Group, Ltd.                                           1,991,957   5,951,916       0.3%
    MaxiTRANS Industries, Ltd.                                     915,613     488,049       0.0%
#*  Mayne Pharma Group, Ltd.                                     6,571,574   3,451,400       0.2%
    McMillan Shakespeare, Ltd.                                     456,252   5,507,078       0.3%
#   McPherson's, Ltd.                                              630,986     627,241       0.0%
#*  Medusa Mining, Ltd.                                          1,263,898     380,945       0.0%
    Melbourne IT, Ltd.                                             584,356   1,382,554       0.1%
#*  Mesoblast, Ltd.                                                576,405     590,700       0.0%
#   Metals X, Ltd.                                               2,287,695   1,751,262       0.1%
#   Metcash, Ltd.                                                5,204,963  10,752,406       0.6%
#   Michael Hill International, Ltd.(BD8D249)                    1,490,263   1,213,860       0.1%
    Michael Hill International, Ltd.(BD8D250)                       94,305      76,549       0.0%
*   Millennium Minerals, Ltd.                                      868,823     102,531       0.0%
*   Mincor Resources NL                                            751,851     163,413       0.0%
    Mineral Resources, Ltd.                                      1,168,088  15,587,838       0.9%
*   Mitula Group, Ltd.                                              17,883       7,597       0.0%
#*  MMA Offshore, Ltd.                                           2,282,868     331,572       0.0%
    MNF Group, Ltd.                                                119,060     533,746       0.0%
#   Monadelphous Group, Ltd.                                       813,595  10,577,940       0.6%
#   Monash IVF Group, Ltd.                                         528,397     631,134       0.0%
    Money3 Corp., Ltd.                                             407,142     486,819       0.0%
*   Morning Star Gold NL                                           332,749          25       0.0%
#   Mortgage Choice, Ltd.                                          803,791   1,359,208       0.1%
    Motorcycle Holdings, Ltd.                                        4,107      15,297       0.0%
#   Mount Gibson Iron, Ltd.                                      4,879,718   1,420,580       0.1%
#   Myer Holdings, Ltd.                                          5,669,367   3,321,625       0.2%
#   MYOB Group, Ltd.                                             1,597,818   4,598,420       0.3%
    MyState, Ltd.                                                  408,387   1,493,642       0.1%
#   Navitas, Ltd.                                                1,606,445   5,875,287       0.3%
#*  Neometals, Ltd.                                                464,508     153,178       0.0%
#*  NetComm Wireless, Ltd.                                         125,209     113,109       0.0%
    New Hope Corp., Ltd.                                           251,555     385,025       0.0%
#*  NEXTDC, Ltd.                                                   403,993   1,598,017       0.1%
    nib holdings, Ltd.                                           2,841,283  13,723,457       0.8%
#   Nick Scali, Ltd.                                               215,853   1,098,944       0.1%
#   Nine Entertainment Co. Holdings, Ltd.                        2,644,166   3,038,106       0.2%
    Northern Star Resources, Ltd.                                4,806,957  19,116,115       1.1%
*   NRW Holdings, Ltd.                                           2,540,504   2,500,411       0.1%
    Nufarm, Ltd.(B672BY1)                                          312,838   2,174,029       0.1%
    Nufarm, Ltd.(6335331)                                        1,407,770   9,406,021       0.5%
#   OFX Group, Ltd.                                              1,289,371   1,378,037       0.1%
*   Onevue Holdings, Ltd.                                           64,846      33,822       0.0%
#   oOh!media, Ltd.                                                325,817   1,093,040       0.1%
#*  Orocobre, Ltd.                                                 892,424   3,321,069       0.2%
    Orora, Ltd.                                                  5,866,371  15,297,175       0.8%
    OZ Minerals, Ltd.                                            2,198,276  13,574,508       0.7%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
AUSTRALIA -- (Continued)
#   Pacific Current Group, Ltd.                                    121,179 $   651,574       0.0%
    Pacific Smiles Group, Ltd.                                     256,946     370,102       0.0%
#   Pact Group Holdings, Ltd.                                      759,434   3,371,240       0.2%
#*  Paladin Energy, Ltd.                                         9,564,569     174,075       0.0%
*   Panoramic Resources, Ltd.                                    1,865,498     570,658       0.0%
    Paragon Care, Ltd.                                             199,199     128,013       0.0%
    Peet, Ltd.                                                   1,798,944   2,011,093       0.1%
#*  Peninsula Energy, Ltd.                                         209,095      46,388       0.0%
    Pepper Group, Ltd.                                              10,294      28,926       0.0%
#   Perpetual, Ltd.                                                356,426  13,246,567       0.7%
#*  Perseus Mining, Ltd.                                         6,331,491   1,540,966       0.1%
    Pioneer Credit, Ltd.                                           109,223     250,663       0.0%
#   Platinum Asset Management, Ltd.                              1,007,083   5,628,556       0.3%
    PMP, Ltd.                                                    2,346,052   1,348,739       0.1%
*   Praemium, Ltd.                                                 248,982     112,462       0.0%
#   Premier Investments, Ltd.                                      594,567   6,033,609       0.3%
*   Prima Biomed, Ltd.                                           1,409,121      30,173       0.0%
    Primary Health Care, Ltd.                                    3,326,526   8,718,897       0.5%
    Prime Media Group, Ltd.                                      2,115,465     600,113       0.0%
    Pro Medicus, Ltd.                                              108,976     558,932       0.0%
    PWR Holdings, Ltd.                                              15,029      30,544       0.0%
    QMS Media, Ltd.                                                258,213     190,767       0.0%
#   Qube Holdings, Ltd.                                          3,831,201   7,549,175       0.4%
#   Quintis, Ltd.                                                2,130,129     383,424       0.0%
#*  Ramelius Resources, Ltd.                                     3,502,863   1,040,742       0.1%
#   RCG Corp., Ltd.                                                619,672     356,035       0.0%
    RCR Tomlinson, Ltd.                                          1,214,629   4,001,978       0.2%
    Reckon, Ltd.                                                   421,295     401,661       0.0%
#   Reece, Ltd.                                                    228,297   7,745,193       0.4%
#   Regis Healthcare, Ltd.                                       1,023,995   2,858,006       0.2%
    Regis Resources, Ltd.                                        2,767,079   8,220,011       0.5%
#   Reject Shop, Ltd. (The)                                        277,760     991,272       0.1%
#   Reliance Worldwide Corp., Ltd.                                 180,807     517,106       0.0%
    Resolute Mining, Ltd.                                        7,575,156   5,940,922       0.3%
#   Retail Food Group, Ltd.                                      1,339,855   4,514,717       0.2%
    Ridley Corp., Ltd.                                           1,575,908   1,750,770       0.1%
*   RPMGlobal Holdings, Ltd.                                        52,065      30,918       0.0%
    Ruralco Holdings, Ltd.                                         161,312     355,462       0.0%
    RXP Services, Ltd.                                             380,836     230,538       0.0%
*   Salmat, Ltd.                                                   645,788     221,888       0.0%
    Sandfire Resources NL                                        1,095,289   4,822,622       0.3%
*   Saracen Mineral Holdings, Ltd.                               7,203,079   7,982,401       0.4%
#   SeaLink Travel Group, Ltd.                                     154,981     509,915       0.0%
#   Select Harvests, Ltd.                                          627,737   2,257,945       0.1%
*   Senetas Corp., Ltd.                                            131,335       9,969       0.0%
#*  Senex Energy, Ltd.                                           6,674,885   1,768,115       0.1%
#   Servcorp, Ltd.                                                 342,797   1,461,480       0.1%
    Service Stream, Ltd.                                         1,930,150   2,070,166       0.1%
    Seven Group Holdings, Ltd.                                     625,509   6,364,795       0.4%
    Seven West Media, Ltd.                                       7,785,820   4,030,751       0.2%
    SG Fleet Group, Ltd.                                           314,157     983,247       0.1%
    Shine Corporate, Ltd.                                           15,573       7,816       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
AUSTRALIA -- (Continued)
    Shriro Holdings, Ltd.                                            86,363 $     94,350       0.0%
    Sigma Healthcare, Ltd.                                        8,320,487    4,811,361       0.3%
#*  Silex Systems, Ltd.                                             511,695      117,288       0.0%
#   Silver Chef, Ltd.                                               138,918      772,790       0.0%
#*  Silver Lake Resources, Ltd.                                   4,060,760    1,129,206       0.1%
    Sims Metal Management, Ltd.                                   1,382,214   14,015,094       0.8%
*   Sino Gas & Energy Holdings, Ltd.                              1,191,804       87,354       0.0%
#   Sirtex Medical, Ltd.                                            507,644    5,316,336       0.3%
    SmartGroup Corp., Ltd.                                          277,322    2,065,697       0.1%
    Southern Cross Media Group, Ltd.                              3,965,374    3,407,320       0.2%
    Spark Infrastructure Group                                    9,691,872   18,867,222       1.0%
*   Specialty Fashion Group, Ltd.                                   506,125       79,189       0.0%
#   SpeedCast International, Ltd.                                 1,278,844    4,078,286       0.2%
    SRG, Ltd.                                                         2,002        2,218       0.0%
    St Barbara, Ltd.                                              3,947,491    8,727,622       0.5%
    Steadfast Group, Ltd.                                         3,999,283    8,220,928       0.5%
*   Strike Energy, Ltd.                                           1,789,423       88,872       0.0%
#*  Sundance Energy Australia, Ltd.                               5,832,497      245,689       0.0%
    Sunland Group, Ltd.                                             740,896      970,428       0.1%
#   Super Retail Group, Ltd.                                      1,288,021    7,668,003       0.4%
#   Superloop, Ltd.                                                  72,683      139,703       0.0%
#*  Syrah Resources, Ltd.                                         1,254,672    3,246,121       0.2%
    Tabcorp Holdings, Ltd.                                        4,718,586   16,235,426       0.9%
    Tassal Group, Ltd.                                            1,388,014    4,477,553       0.2%
    Technology One, Ltd.                                          1,772,760    6,847,958       0.4%
#   Thorn Group, Ltd.                                               709,409      434,585       0.0%
*   Tiger Resources, Ltd.                                         9,447,997      283,442       0.0%
#   Tox Free Solutions, Ltd.                                      1,278,532    2,400,616       0.1%
    Treasury Wine Estates, Ltd.                                      39,348      472,331       0.0%
    Tribune Resources, Ltd.                                           3,093       16,114       0.0%
#*  Troy Resources, Ltd.                                          2,230,415      167,291       0.0%
    Villa World, Ltd.                                               705,707    1,405,794       0.1%
#   Village Roadshow, Ltd.                                          836,651    2,402,673       0.1%
#*  Virgin Australia Holdings, Ltd.                              11,885,050    1,688,049       0.1%
#   Virtus Health, Ltd.                                             468,258    1,966,839       0.1%
#   Vita Group, Ltd.                                                340,637      337,481       0.0%
#   Vocus Group, Ltd.                                             4,330,071    9,564,561       0.5%
*   Watpac, Ltd.                                                    760,701      413,769       0.0%
    Webjet, Ltd.                                                    799,191    7,049,995       0.4%
    Webster, Ltd.                                                    23,507       23,735       0.0%
#   Western Areas, Ltd.                                           2,274,784    4,853,067       0.3%
#*  Westgold Resources, Ltd.                                      1,434,949    2,050,805       0.1%
#*  Whitehaven Coal, Ltd.                                         4,143,411   11,842,782       0.7%
*   WorleyParsons, Ltd.                                           1,194,746   12,850,207       0.7%
    WPP AUNZ, Ltd.                                                2,476,651    1,743,694       0.1%
    Xenith IP Group, Ltd.                                             9,607        9,352       0.0%
*   Yowie Group, Ltd.                                                40,157        6,156       0.0%
                                                                            ------------      ----
TOTAL AUSTRALIA                                                              971,904,786      53.5%
                                                                            ------------      ----
CHINA -- (0.1%)
    BEP International Holdings, Ltd.                              8,730,000      204,105       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
CHINA -- (Continued)
#*  Lisi Group Holdings, Ltd.                                     5,804,000 $  833,482       0.1%
                                                                            ----------       ---
TOTAL CHINA                                                                  1,037,587       0.1%
                                                                            ----------       ---
HONG KONG -- (24.1%)
#*  13 Holdings, Ltd. (The)                                         142,500     16,622       0.0%
    Aeon Credit Service Asia Co., Ltd.                              650,000    510,815       0.0%
    Aeon Stores Hong Kong Co., Ltd.                                 248,000    179,387       0.0%
    Agritrade Resources, Ltd.                                     2,880,000    745,516       0.1%
    Alco Holdings, Ltd.                                           1,614,000    377,061       0.0%
    Allan International Holdings                                     32,000      9,032       0.0%
    Allied Group, Ltd.                                              661,200  4,063,668       0.2%
    Allied Properties HK, Ltd.                                   11,911,857  2,536,906       0.2%
    Alltronics Holdings, Ltd.                                     1,874,600    650,968       0.0%
*   Anxian Yuan China Holdings, Ltd.                              2,680,000     42,626       0.0%
#*  APAC Resources, Ltd.                                          3,174,735    455,778       0.0%
#*  Applied Development Holdings, Ltd.                            8,360,000    579,118       0.0%
    APT Satellite Holdings, Ltd.                                  3,008,500  1,439,342       0.1%
    Arts Optical International Hldgs, Ltd.                          730,000    243,676       0.0%
    Asia Financial Holdings, Ltd.                                 2,404,908  1,434,572       0.1%
*   Asia Investment Finance Group, Ltd.                           5,674,000     69,095       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.                934,500    862,853       0.1%
    Asia Standard Hotel Group, Ltd.                              34,101,654  2,187,504       0.1%
#   Asia Standard International Group, Ltd.                      13,270,917  3,555,044       0.2%
    Associated International Hotels, Ltd.                           952,000  3,123,031       0.2%
*   Auto Italia Holdings                                          1,900,000     38,008       0.0%
*   Beautiful China Holdings Co., Ltd.                            1,240,000     11,922       0.0%
*   Beijing Gas Blue Sky Holdings, Ltd.                           3,872,000    263,118       0.0%
    BeijingWest Industries International, Ltd.                    1,277,600    237,574       0.0%
*   Bisu Technology Group International, Ltd.                        16,000     10,290       0.0%
    BOE Varitronix, Ltd.                                          2,769,293  2,027,630       0.1%
#*  Bonjour Holdings, Ltd.                                       13,988,600    547,168       0.0%
    Bossini International Holdings, Ltd.                          3,699,500    220,592       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.             5,020,000  1,590,901       0.1%
*   Brightoil Petroleum Holdings, Ltd.                           10,052,000  1,932,730       0.1%
#*  Brockman Mining, Ltd.                                        22,810,814    300,984       0.0%
*   Burwill Holdings, Ltd.                                       31,596,960  1,398,878       0.1%
    Cafe de Coral Holdings, Ltd.                                  2,422,000  7,452,550       0.4%
*   Cash Financial Services Group, Ltd.                           2,934,000     94,071       0.0%
*   CCT Land Holdings, Ltd.                                      18,640,000     23,867       0.0%
    Century City International Holdings, Ltd.                     6,575,460    624,336       0.0%
    CGN Mining Co., Ltd.                                          3,050,000    222,786       0.0%
*   Champion Technology Holdings, Ltd.                              864,254    112,998       0.0%
    Chen Hsong Holdings                                           1,212,000    362,591       0.0%
    Cheuk Nang Holdings, Ltd.                                       659,127    425,103       0.0%
    Chevalier International Holdings, Ltd.                          820,989  1,356,885       0.1%
*   China Baofeng International, Ltd.                                22,000     11,197       0.0%
*   China Best Group Holding, Ltd.                                6,700,000     97,971       0.0%
*   China Chuanglian Education Financial Group, Ltd.              4,664,000     90,596       0.0%
    China Display Optoelectronics Technology Holdings, Ltd.       4,288,000    627,432       0.0%
*   China Energy Development Holdings, Ltd.                      52,140,000    620,528       0.0%
*   China Ever Grand Financial Leasing Group Co., Ltd.              810,000      6,866       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ----------- ---------- ---------------
HONG KONG -- (Continued)
    China Flavors & Fragrances Co., Ltd.                           1,561,028 $  415,967       0.0%
*   China Fortune Financial Group, Ltd.                            6,570,000    173,437       0.0%
*   China Healthcare Enterprise Group, Ltd.                        5,384,000    268,891       0.0%
*   China HKBridge Holdings, Ltd.                                     38,000     10,868       0.0%
#*  China LNG Group, Ltd.                                          7,534,001  1,255,957       0.1%
*   China Ludao Technology Co., Ltd.                                 580,000    121,261       0.0%
*   China Medical & Healthcare Group, Ltd.                        42,916,800  1,571,931       0.1%
    China Motor Bus Co., Ltd.                                         60,600    785,728       0.1%
*   China Shandong Hi-Speed Financial Group, Ltd.                  1,302,000     70,173       0.0%
*   China Soft Power Technology Holdings, Ltd.                     1,198,402     21,077       0.0%
*   China Solar Energy Holdings, Ltd.                              1,669,500      7,222       0.0%
*   China Star Entertainment, Ltd.                                 1,850,000    149,477       0.0%
#*  China Strategic Holdings, Ltd.                                65,506,250    974,911       0.1%
    China Ting Group Holdings, Ltd.                                2,565,151    133,281       0.0%
#   Chinese Estates Holdings, Ltd.                                 1,368,500  2,329,967       0.1%
*   Chinlink International Holdings, Ltd.                          1,379,800    196,593       0.0%
    Chinney Investments, Ltd.                                      1,180,000    578,777       0.0%
    Chong Hing Bank, Ltd.                                            107,000    219,247       0.0%
    Chow Sang Sang Holdings International, Ltd.                    2,384,000  5,199,308       0.3%
    CHTC Fong's Industries Co., Ltd.                                  42,000     11,477       0.0%
    Chuang's China Investments, Ltd.                               8,251,407    677,298       0.1%
    Chuang's Consortium International, Ltd.                        7,163,043  1,673,033       0.1%
    CITIC Telecom International Holdings, Ltd.                    12,249,125  3,502,926       0.2%
    CK Life Sciences Intl Holdings, Inc.                          22,972,000  1,766,056       0.1%
#   CMBC Capital Holdings, Ltd.                                   12,270,000  1,071,842       0.1%
*   CMMB Vision Holdings, Ltd.                                     8,056,000    387,549       0.0%
    CNQC International Holdings, Ltd.                              2,772,500  1,009,681       0.1%
    CNT Group, Ltd.                                                8,303,264    383,102       0.0%
#*  Common Splendor International Health Industry Group, Ltd.      9,024,000    833,227       0.1%
*   Continental Holdings, Ltd.                                       450,000      6,566       0.0%
#   Convenience Retail Asia, Ltd.                                    142,000     65,510       0.0%
#*  Convoy Global Holdings, Ltd.                                  41,370,000  1,003,048       0.1%
*   Cosmopolitan International Holdings, Ltd.                      4,000,000    487,084       0.0%
#   Cowell e Holdings, Inc.                                        1,616,000    794,858       0.1%
*   CP Lotus Corp.                                                11,880,000    224,540       0.0%
*   Crocodile Garments                                             2,085,000    237,985       0.0%
#   Cross-Harbour Holdings, Ltd. (The)                               932,956  1,492,738       0.1%
    CSI Properties, Ltd.                                          39,356,383  2,044,964       0.1%
*   CST Group, Ltd.                                              133,296,000    838,469       0.1%
#   CW Group Holdings, Ltd.                                        2,644,500    478,389       0.0%
    Dah Sing Banking Group, Ltd.                                   3,888,716  8,606,102       0.5%
    Dah Sing Financial Holdings, Ltd.                              1,483,344  9,968,172       0.6%
    Dickson Concepts International, Ltd.                           1,282,500    499,997       0.0%
    Dynamic Holdings, Ltd.                                            52,000     51,615       0.0%
    Eagle Nice International Holdings, Ltd.                        1,802,000    889,901       0.1%
    EcoGreen International Group, Ltd.                             1,634,640    331,085       0.0%
*   Elegance Optical International Holdings, Ltd.                    382,000    132,266       0.0%
    Emperor Capital Group, Ltd.                                   30,381,000  2,613,045       0.2%
    Emperor Entertainment Hotel, Ltd.                              4,665,000  1,130,240       0.1%
    Emperor International Holdings, Ltd.                           9,116,753  3,226,368       0.2%
    Emperor Watch & Jewellery, Ltd.                               26,450,000  1,324,866       0.1%
#   Enerchina Holdings, Ltd.                                      19,213,500    392,205       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
HONG KONG -- (Continued)
*   ENM Holdings, Ltd.                                            14,680,000 $   912,885       0.1%
#*  Esprit Holdings, Ltd.                                         14,828,050   8,972,221       0.5%
*   eSun Holdings, Ltd.                                            4,444,000     803,805       0.1%
*   Eternity Investment, Ltd.                                        830,000      24,367       0.0%
#   Fairwood Holdings, Ltd.                                          698,100   2,792,279       0.2%
    Far East Consortium International, Ltd.                        9,749,463   5,325,337       0.3%
*   Far East Holdings International, Ltd.                            720,000      81,342       0.0%
#   FIH Mobile, Ltd.                                              16,311,000   5,121,914       0.3%
    First Pacific Co., Ltd.                                        6,020,000   4,586,999       0.3%
*   First Shanghai Investments, Ltd.                               5,576,000     758,795       0.1%
    Fountain SET Holdings, Ltd.                                    5,842,000     876,248       0.1%
    Four Seas Mercantile Holdings, Ltd.                              610,000     278,350       0.0%
*   Freeman FinTech Corp., Ltd.                                   14,840,000     866,164       0.1%
    Fulum Group Holdings, Ltd.                                        76,000       9,743       0.0%
    Future Bright Holdings, Ltd.                                   3,288,000     303,620       0.0%
*   Future World Financial Holdings, Ltd.                            205,723       4,168       0.0%
*   G-Resources Group, Ltd.                                      172,599,600   2,278,946       0.1%
#*  GCL New Energy Holdings, Ltd.                                 28,214,000   2,062,565       0.1%
#   Get Nice Financial Group, Ltd.                                 2,090,600     603,372       0.0%
#   Get Nice Holdings, Ltd.                                       41,752,000   1,794,698       0.1%
    Giordano International, Ltd.                                  11,414,000   6,453,083       0.4%
*   Global Brands Group Holding, Ltd.                             33,378,000   3,894,612       0.2%
    Glorious Sun Enterprises, Ltd.                                 4,328,000     499,760       0.0%
    Gold Peak Industries Holdings, Ltd.                            3,029,642     320,342       0.0%
    Golden Resources Development International, Ltd.               3,330,500     211,424       0.0%
#*  Good Resources Holdings, Ltd.                                  9,720,000     511,043       0.0%
    Goodbaby International Holdings, Ltd.                            752,000     410,825       0.0%
*   Grande Holdings, Ltd. (The)                                      882,000     195,576       0.0%
    Great Eagle Holdings, Ltd.                                       601,566   3,311,961       0.2%
*   Greenheart Group, Ltd.                                           320,000      38,576       0.0%
    Guangnan Holdings, Ltd.                                        2,363,600     300,035       0.0%
#   Guotai Junan International Holdings, Ltd.                     23,547,797   7,528,359       0.4%
#   Haitong International Securities Group, Ltd.                  13,383,259   7,590,734       0.4%
    Hanison Construction Holdings, Ltd.                            2,103,649     391,258       0.0%
*   Hao Tian Development Group, Ltd.                              19,412,400     672,556       0.1%
    Harbour Centre Development, Ltd.                                 935,500   1,772,754       0.1%
    Henry Group Holdings, Ltd.                                       466,000     122,047       0.0%
    High Fashion International, Ltd.                                 268,000      72,101       0.0%
    HKBN, Ltd.                                                     3,255,500   3,305,540       0.2%
#   HKR International, Ltd.                                        5,975,936   3,813,824       0.2%
*   Hoifu Energy Group, Ltd.                                         482,000      54,334       0.0%
    Hon Kwok Land Investment Co., Ltd.                               388,800     257,617       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                         128,800     869,147       0.1%
    Hong Kong Ferry Holdings Co., Ltd.                               866,300     996,655       0.1%
    Hong Kong International Construction Investment Management
      Group Co., Ltd.                                                624,000     233,704       0.0%
    Hong Kong Shanghai Alliance Holdings, Ltd.                     1,248,002     139,301       0.0%
*   Hong Kong Television Network, Ltd.                             3,023,751   1,085,971       0.1%
#   Hongkong & Shanghai Hotels, Ltd. (The)                         2,205,345   3,581,962       0.2%
    Hongkong Chinese, Ltd.                                         5,038,000     897,453       0.1%
    Hop Hing Group Holdings, Ltd.                                 12,312,000     367,774       0.0%
    Hopewell Holdings, Ltd.                                        3,366,000  12,946,497       0.7%
#*  Hsin Chong Group Holdings, Ltd.                               13,109,658     220,640       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
HONG KONG -- (Continued)
*   Huarong International Financial Holdings, Ltd.                   357,000 $   119,944       0.0%
#*  Huarong Investment Stock Corp., Ltd.                             490,000      65,443       0.0%
*   Huisheng International Holdings, Ltd.                          3,008,000     152,458       0.0%
    Hung Hing Printing Group, Ltd.                                 2,728,000     541,669       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.         11,696,000   4,199,245       0.2%
*   I-CABLE Communications, Ltd.                                   9,006,000     282,099       0.0%
#   IGG, Inc.                                                      7,041,000   9,453,202       0.5%
*   Imagi International Holdings, Ltd.                             2,142,300     200,511       0.0%
    International Housewares Retail Co., Ltd.                        347,000      65,430       0.0%
*   International Standard Resources Holdings, Ltd.               12,991,625      78,317       0.0%
*   iOne Holdings, Ltd.                                           10,780,000     273,282       0.0%
    IPE Group, Ltd.                                                3,345,000     839,929       0.1%
#*  IRC, Ltd.                                                      9,736,266     318,658       0.0%
    IT, Ltd.                                                       4,344,532   2,250,802       0.1%
    ITC Properties Group, Ltd.                                     5,724,097   2,129,344       0.1%
*   Jinhui Holdings Co., Ltd.                                         90,000      13,932       0.0%
    Johnson Electric Holdings, Ltd.                                2,358,750   9,516,625       0.5%
    Kader Holdings Co., Ltd.                                          92,000      12,142       0.0%
    Kam Hing International Holdings, Ltd.                          1,830,000     154,885       0.0%
*   Kantone Holdings, Ltd.                                           901,364      36,962       0.0%
    Karrie International Holdings, Ltd.                            2,028,000     296,512       0.0%
    Keck Seng Investments                                            878,600     741,420       0.1%
    Kerry Logistics Network, Ltd.                                  2,406,000   3,317,378       0.2%
    Kingmaker Footwear Holdings, Ltd.                              1,914,955     613,896       0.0%
*   Kong Sun Holdings, Ltd.                                        6,900,000     326,713       0.0%
    Kowloon Development Co., Ltd.                                  2,523,000   2,878,291       0.2%
*   Kwan On Holdings, Ltd.                                         2,340,000     411,469       0.0%
    Kwoon Chung Bus Holdings, Ltd.                                    44,000      25,726       0.0%
    L'Occitane International SA                                      799,000   1,518,133       0.1%
*   L'sea Resources International Holdings, Ltd.                   5,480,000      89,994       0.0%
    Lai Sun Development Co., Ltd.                                  1,823,866   3,297,873       0.2%
    Lai Sun Garment International, Ltd.                              669,431   1,308,750       0.1%
    Lam Soon Hong Kong, Ltd.                                         302,310     418,472       0.0%
#*  Landing International Development, Ltd.                      252,380,000   6,993,812       0.4%
    Landsea Green Properties Co., Ltd.                             1,256,000     135,263       0.0%
*   LEAP Holdings Group, Ltd.                                      5,160,000     101,360       0.0%
    Lifestyle International Holdings, Ltd.                         2,133,500   2,925,552       0.2%
    Lippo China Resources, Ltd.                                   20,922,000     671,331       0.0%
    Lippo, Ltd.                                                    1,161,700     706,253       0.1%
    Liu Chong Hing Investment, Ltd.                                1,299,200   2,232,873       0.1%
    Luk Fook Holdings International, Ltd.                          3,243,000  13,718,512       0.8%
    Luks Group Vietnam Holdings Co., Ltd.                            514,913     172,198       0.0%
    Lung Kee Bermuda Holdings                                      1,609,875     767,776       0.1%
#*  Macau Legend Development, Ltd.                                17,568,000   2,817,915       0.2%
    Magnificent Hotel Investment, Ltd.                            13,170,000     397,203       0.0%
*   Man Sang International, Ltd.                                     132,000       7,915       0.0%
    Man Wah Holdings, Ltd.                                        11,957,600  10,803,091       0.6%
#*  Mason Group Holdings, Ltd.                                    49,353,399     835,783       0.1%
#*  Master Glory Group, Ltd.(BYTP1T9)                             43,830,592     545,273       0.0%
#*  Master Glory Group, Ltd.(BYTP1T9)                                394,860       4,910       0.0%
    Matrix Holdings, Ltd.                                          1,067,414     458,763       0.0%
*   Maxnerva Technology Services, Ltd.                               578,000     150,481       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HONG KONG -- (Continued)
    Melbourne Enterprises, Ltd.                                      39,500 $   935,973       0.1%
    Melco International Development, Ltd.                         2,601,000   7,128,476       0.4%
    Microport Scientific Corp.                                      357,000     352,331       0.0%
    Midas International Holdings, Ltd.                            3,440,000     167,349       0.0%
*   Midland Holdings, Ltd.                                        5,182,000   1,401,585       0.1%
*   Midland IC&I, Ltd.                                            2,591,000     132,773       0.0%
    Ming Fai International Holdings, Ltd.                         2,148,000     333,253       0.0%
    Miramar Hotel & Investment                                      922,000   1,990,635       0.1%
    Modern Dental Group, Ltd.                                       288,000      80,862       0.0%
*   Mongolian Mining Corp.                                       11,678,000     359,164       0.0%
    NagaCorp, Ltd.                                               11,248,000   9,087,661       0.5%
    Nameson Holdings, Ltd.                                          718,000     210,892       0.0%
    Nanyang Holdings, Ltd.                                          133,500     777,301       0.1%
    National Electronic Hldgs                                     2,668,600     380,175       0.0%
*   National United Resources Holdings, Ltd.                     18,280,000      62,328       0.0%
*   Neo-Neon Holdings, Ltd.                                       2,337,500     254,894       0.0%
*   New Century Group Hong Kong, Ltd.                            13,351,464     233,258       0.0%
*   NEW Concepts Holdings, Ltd.                                     848,000     576,136       0.0%
*   New Sports Group, Ltd.                                        9,980,000      55,045       0.0%
*   New Times Energy Corp., Ltd.                                  8,918,600     308,578       0.0%
*   Newocean Energy Holdings, Ltd.                                7,972,000   2,034,513       0.1%
*   Next Digital, Ltd.                                            4,295,183     264,412       0.0%
*   Nine Express, Ltd.                                           12,438,000     446,725       0.0%
*   OCI International Holdings, Ltd.                                 56,000       8,039       0.0%
    On Time Logistics Holdings, Ltd.                                784,000     414,123       0.0%
#   OP Financial Investments, Ltd.                                  748,000     217,620       0.0%
    Orange Sky Golden Harvest Entertainment Holdings, Ltd.        9,214,706     626,313       0.0%
    Orient Overseas International, Ltd.                           1,483,500  14,287,148       0.8%
#   Oriental Watch Holdings                                       3,070,800     660,790       0.0%
*   Pacific Andes International Holdings, Ltd.                   19,435,067      68,260       0.0%
*   Pacific Basin Shipping, Ltd.                                 29,537,000   6,744,741       0.4%
*   Pacific Edge, Ltd.                                              442,720     102,994       0.0%
*   Pacific Plywood Holdings, Ltd.                                2,200,000     132,652       0.0%
#   Pacific Textiles Holdings, Ltd.                               6,707,000   7,058,866       0.4%
    Pak Fah Yeow International, Ltd.                                  5,000       2,151       0.0%
    Paliburg Holdings, Ltd.                                       3,152,830   1,362,577       0.1%
#*  Paradise Entertainment, Ltd.                                  3,652,000     393,214       0.0%
*   Pearl Oriental Oil, Ltd.                                     11,849,400     402,742       0.0%
*   Pegasus Entertainment Holdings, Ltd.                            664,000      27,659       0.0%
    Pegasus International Holdings, Ltd.                            226,000      30,269       0.0%
    Perfect Shape Beauty Technology, Ltd.                         1,172,000     155,500       0.0%
#   Pico Far East Holdings, Ltd.                                  5,578,000   2,360,082       0.1%
    Playmates Holdings, Ltd.                                      6,920,000     922,641       0.1%
    Playmates Toys, Ltd.                                          6,208,000     979,225       0.1%
    Plover Bay Technologies, Ltd.                                   240,000      48,725       0.0%
#   Pokfulam Development Co.                                        234,000     578,364       0.0%
    Polytec Asset Holdings, Ltd.                                 11,323,526     957,973       0.1%
*   PT International Development Co., Ltd.                        2,839,150     192,800       0.0%
    Public Financial Holdings, Ltd.                               3,102,000   1,400,324       0.1%
    PuraPharm Corp., Ltd.                                           137,000      59,747       0.0%
*   PYI Corp., Ltd.                                              24,147,973     536,137       0.0%
*   Qianhai Health Holdings, Ltd.                                   157,499       2,283       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
HONG KONG -- (Continued)
    Raymond Industrial, Ltd.                                         30,400 $    4,347       0.0%
#*  Realord Group Holdings, Ltd.                                    364,000    237,048       0.0%
#   Regal Hotels International Holdings, Ltd.                     2,837,800  2,016,016       0.1%
*   Regent Pacific Group, Ltd.                                    3,820,000    193,540       0.0%
#   Regina Miracle International Holdings, Ltd.                   1,401,000  1,345,312       0.1%
#*  Rentian Technology Holdings, Ltd.                            11,250,000    540,851       0.0%
#*  Runway Global Holdings Co., Ltd.                                588,000     87,461       0.0%
#   SA SA International Holdings, Ltd.                           11,456,708  4,157,532       0.2%
    Safety Godown Co., Ltd.                                         400,000    953,909       0.1%
    SAS Dragon Holdings, Ltd.                                     2,120,000    693,304       0.1%
#   SEA Holdings, Ltd.                                            1,543,523  1,606,414       0.1%
#   Shenyin Wanguo HK, Ltd.                                       4,201,250  1,525,684       0.1%
*   Shougang Concord Grand Group, Ltd.                            1,158,000     36,216       0.0%
    Shun Ho Property Investments, Ltd.                            1,254,757    469,464       0.0%
    Shun Tak Holdings, Ltd.                                      13,739,419  5,921,953       0.3%
*   Silver base Group Holdings, Ltd.                              3,641,515    382,797       0.0%
#*  Sincere Watch Hong Kong, Ltd.                                 4,450,000     93,003       0.0%
    Sing Tao News Corp., Ltd.                                     1,974,000    265,697       0.0%
    Singamas Container Holdings, Ltd.                            11,450,000  2,378,820       0.1%
    SIS International Holdings                                       34,000     21,806       0.0%
    SITC International Holdings Co., Ltd.                         2,029,000  1,957,100       0.1%
#   Sitoy Group Holdings, Ltd.                                    1,463,000    337,674       0.0%
    Sky Light Holdings, Ltd.                                        569,000    138,643       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                    3,758,531  4,679,616       0.3%
*   SOCAM Development, Ltd.                                       1,744,771    411,934       0.0%
*   Solartech International Holdings, Ltd.                       11,520,000  1,077,503       0.1%
*   Solomon Systech International, Ltd.                          10,100,000    510,902       0.0%
    Soundwill Holdings, Ltd.                                        596,500  1,290,979       0.1%
*   South China Assets Holdings, Ltd.                             1,679,170     10,347       0.0%
*   South China Financial Holdings, Ltd.                         21,850,000    137,350       0.0%
*   South China Holdings Co., Ltd.                               17,774,503    649,573       0.0%
    Stella International Holdings, Ltd.                           1,788,000  2,912,897       0.2%
*   Stelux Holdings International, Ltd.                           3,011,400    235,637       0.0%
    Strong Petrochemical Holdings, Ltd.                           1,928,000    391,432       0.0%
*   Success Universe Group, Ltd.                                  6,716,000    186,836       0.0%
#*  Summit Ascent Holdings, Ltd.                                  3,400,000    466,478       0.0%
    Sun Hing Vision Group Holdings, Ltd.                            358,000    145,412       0.0%
    Sun Hung Kai & Co., Ltd.                                      4,713,429  3,021,461       0.2%
*   Suncorp Technologies, Ltd.                                    1,970,000     10,131       0.0%
    Sunwah Kingsway Capital Holdings, Ltd.                        7,690,000    114,361       0.0%
    TAI Cheung Holdings, Ltd.                                     2,114,000  2,440,220       0.1%
    Tai Sang Land Development, Ltd.                                 781,910    543,805       0.0%
*   Talent Property Group, Ltd.                                  14,355,000    176,767       0.0%
#   Tan Chong International, Ltd.                                 1,176,000    404,050       0.0%
    Tao Heung Holdings, Ltd.                                      1,166,000    215,286       0.0%
    Television Broadcasts, Ltd.                                   2,183,300  8,257,027       0.5%
*   Termbray Industries International Holdings, Ltd.              2,304,900    159,916       0.0%
    Tern Properties Co., Ltd.                                        51,200     32,987       0.0%
#   Texwinca Holdings, Ltd.                                       6,860,000  4,142,382       0.2%
#   Tian Teck Land, Ltd.                                          1,024,000  1,221,328       0.1%
    TK Group Holdings, Ltd.                                         326,000    160,915       0.0%
*   Tom Group, Ltd.                                                 858,000    216,774       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
HONG KONG -- (Continued)
#   Town Health International Medical Group, Ltd.                 5,758,000 $    553,234       0.0%
#   Tradelink Electronic Commerce, Ltd.                           5,670,000    1,002,685       0.1%
    Transport International Holdings, Ltd.                        1,306,141    4,169,998       0.2%
*   Trinity, Ltd.                                                 8,046,000      671,442       0.0%
*   TSC Group Holdings, Ltd.                                      3,386,000      343,417       0.0%
#   Tsui Wah Holdings, Ltd.                                       2,006,000      303,624       0.0%
    Union Medical Healthcare, Ltd.                                   92,000       43,109       0.0%
#*  United Laboratories International Holdings, Ltd. (The)        5,624,000    4,896,378       0.3%
*   Universal Technologies Holdings, Ltd.                         7,410,000      244,505       0.0%
*   Universe International Financial Holdings, Ltd.                 125,000       12,823       0.0%
*   Up Energy Development Group, Ltd.                             3,929,000       12,188       0.0%
    Upbest Group, Ltd.                                               72,000       10,872       0.0%
*   Value Convergence Holdings, Ltd.                              3,168,000      585,363       0.0%
#   Value Partners Group, Ltd.                                    1,828,000    1,813,586       0.1%
    Vanke Property Overseas, Ltd.                                    49,000       29,868       0.0%
    Vantage International Holdings, Ltd.                          3,160,000      413,049       0.0%
    Vedan International Holdings, Ltd.                            3,576,000      357,567       0.0%
*   Victory City International Holdings, Ltd.                    24,979,660      650,129       0.0%
    Vitasoy International Holdings, Ltd.                          5,557,000   12,849,073       0.7%
*   VS International Group, Ltd.                                  1,022,000       48,551       0.0%
#   VSTECS Holdings, Ltd.                                         5,153,600    2,390,870       0.1%
    VTech Holdings, Ltd.                                            820,400   11,663,361       0.7%
    Wai Kee Holdings, Ltd.                                        7,614,738    3,553,549       0.2%
    Wang On Group, Ltd.                                           5,160,000       66,174       0.0%
    Win Hanverky Holdings, Ltd.                                   2,734,000      357,684       0.0%
*   Winfull Group Holdings, Ltd.                                  9,512,000      220,572       0.0%
    Wing On Co. International, Ltd.                                 759,000    2,686,803       0.2%
    Wing Tai Properties, Ltd.                                     1,993,331    1,380,818       0.1%
    Wonderful Sky Financial Group Holdings, Ltd.                    898,000      219,951       0.0%
    Wong's International Holdings, Ltd.                             737,641      296,472       0.0%
    Wong's Kong King International                                  322,000       49,549       0.0%
    Xinyi Glass Holdings, Ltd.                                   13,352,000   12,938,386       0.7%
    Yangtzekiang Garment, Ltd.                                      606,500      225,946       0.0%
#*  Yat Sing Holdings, Ltd.                                         190,000       60,016       0.0%
    Yau Lee Holdings, Ltd.                                          424,000       77,974       0.0%
#   Yeebo International Holdings, Ltd.                            2,750,000    1,466,405       0.1%
    YGM Trading, Ltd.                                               447,000      446,978       0.0%
*   YT Realty Group, Ltd.                                           749,000      232,570       0.0%
    Yugang International, Ltd.                                   90,818,000    2,351,263       0.1%
                                                                            ------------      ----
TOTAL HONG KONG                                                              495,947,493      27.3%
                                                                            ------------      ----
NEW ZEALAND -- (6.0%)
*   a2 Milk Co., Ltd.                                             1,860,803   11,047,609       0.6%
    Abano Healthcare Group, Ltd.                                     30,725      204,942       0.0%
    Air New Zealand, Ltd.                                         2,616,238    5,910,451       0.3%
#   Arvida Group, Ltd.                                              158,917      129,456       0.0%
    Briscoe Group, Ltd.                                               2,235        4,956       0.0%
#   CBL Corp., Ltd.                                                  41,896       84,316       0.0%
    Chorus, Ltd.                                                  2,299,669    6,319,770       0.4%
    Colonial Motor Co., Ltd. (The)                                  144,588      754,691       0.0%
    Comvita, Ltd.                                                     9,464       55,102       0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
NEW ZEALAND -- (Continued)
    Contact Energy, Ltd.                                         1,081,342 $  4,255,865       0.2%
    EBOS Group, Ltd.                                               451,590    5,439,399       0.3%
    Evolve Education Group, Ltd.                                    36,611       18,783       0.0%
#   Freightways, Ltd.                                              960,640    5,034,593       0.3%
    Genesis Energy, Ltd.                                         1,195,135    2,003,461       0.1%
    Gentrack Group, Ltd.                                            26,188       98,561       0.0%
    Hallenstein Glasson Holdings, Ltd.                             242,445      554,201       0.0%
    Heartland Bank, Ltd.                                         1,124,916    1,462,481       0.1%
    Infratil, Ltd.                                               3,258,507    7,169,626       0.4%
    Investore Property, Ltd.                                        22,938       21,055       0.0%
    Kathmandu Holdings, Ltd.                                       702,915    1,155,350       0.1%
#   Mainfreight, Ltd.                                              536,356    8,978,181       0.5%
    Methven, Ltd.                                                   96,877       66,262       0.0%
#   Metlifecare, Ltd.                                              593,206    2,346,947       0.1%
#   Metro Performance Glass, Ltd.                                   28,996       19,642       0.0%
    Millennium & Copthorne Hotels New Zealand, Ltd.                395,725      760,645       0.1%
*   New Zealand Oil & Gas, Ltd.                                    829,896      411,792       0.0%
    New Zealand Refining Co., Ltd. (The)                           600,495    1,035,674       0.1%
    NZME, Ltd.(BD5W4X2)                                            945,851      594,315       0.0%
    NZME, Ltd.(BD310N3)                                             16,366       10,197       0.0%
    NZX, Ltd.                                                      952,265      769,712       0.1%
    Opus International Consultants, Ltd.                            12,925       15,508       0.0%
*   Orion Health Group, Ltd.                                         4,001        2,874       0.0%
    PGG Wrightson, Ltd.                                            999,976      383,338       0.0%
#   Port of Tauranga, Ltd.                                       2,555,333    8,000,206       0.4%
*   Pushpay Holdings, Ltd.                                          21,325       42,143       0.0%
    Restaurant Brands New Zealand, Ltd.                            586,805    2,724,262       0.2%
*   Rubicon, Ltd.                                                1,442,620      187,988       0.0%
    Ryman Healthcare, Ltd.                                         771,254    4,909,923       0.3%
    Sanford, Ltd.                                                  382,357    2,065,969       0.1%
    Scales Corp., Ltd.                                             108,188      288,754       0.0%
    Scott Technology, Ltd.                                          45,734      111,238       0.0%
    Skellerup Holdings, Ltd.                                       573,961      703,553       0.0%
    SKY Network Television, Ltd.                                 2,080,268    3,560,445       0.2%
    SKYCITY Entertainment Group, Ltd.                            5,461,701   14,539,711       0.8%
#   Steel & Tube Holdings, Ltd.                                    441,625      604,559       0.0%
    Summerset Group Holdings, Ltd.                                 810,855    2,702,543       0.2%
#*  Synlait Milk, Ltd.                                              33,400      187,701       0.0%
#   Tegel Group Holdings, Ltd.                                     103,983       98,870       0.0%
    Tilt Renewables, Ltd.                                           87,581      116,873       0.0%
    Tourism Holdings, Ltd.                                         376,639    1,308,985       0.1%
#*  Tower, Ltd.                                                    887,040      491,922       0.0%
    Trade Me Group, Ltd.                                         1,783,440    5,507,596       0.3%
    Trilogy International, Ltd.                                      7,994       12,853       0.0%
    Trustpower, Ltd.                                               140,358      558,881       0.0%
    Turners Automotive Group, Ltd.                                  13,182       27,967       0.0%
    Vector, Ltd.                                                 1,276,962    2,944,049       0.2%
    Vista Group International, Ltd.                                  6,705       23,775       0.0%
    Warehouse Group, Ltd. (The)                                    698,604    1,009,102       0.1%
*   Xero, Ltd.                                                     124,576    2,934,082       0.2%
                                                                           ------------       ---
TOTAL NEW ZEALAND                                                           122,783,705       6.8%
                                                                           ------------       ---

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
SINGAPORE -- (10.1%)
*   Abterra, Ltd.                                                   302,120 $   20,513       0.0%
    Accordia Golf Trust                                           3,150,500  1,733,632       0.1%
    AEM Holdings, Ltd.                                               62,200    143,069       0.0%
    Amara Holdings, Ltd.                                            974,800    407,777       0.0%
    Ascendas India Trust                                          1,702,900  1,436,304       0.1%
*   ASL Marine Holdings, Ltd.                                       148,950     12,868       0.0%
    Baker Technology, Ltd.                                          289,580    142,273       0.0%
*   Banyan Tree Holdings, Ltd.                                      901,200    406,866       0.0%
#   Best World International, Ltd.                                1,922,850  2,097,740       0.1%
    Bonvests Holdings, Ltd.                                         950,000    996,699       0.1%
    Boustead Projects, Ltd.                                         497,612    317,272       0.0%
    Boustead Singapore, Ltd.                                      1,827,636  1,208,346       0.1%
#   Breadtalk Group, Ltd.                                           894,200  1,033,402       0.1%
    Broadway Industrial Group, Ltd.                                  31,429      2,866       0.0%
#   Bukit Sembawang Estates, Ltd.                                   742,403  3,458,743       0.2%
    Bund Center Investment, Ltd.                                    659,825    372,843       0.0%
    Centurion Corp., Ltd.                                           825,900    339,728       0.0%
#   China Aviation Oil Singapore Corp., Ltd.                      2,277,799  2,959,199       0.2%
    China Sunsine Chemical Holdings, Ltd.                           483,700    356,670       0.0%
    Chip Eng Seng Corp., Ltd.                                     3,399,700  2,394,864       0.1%
    Chuan Hup Holdings, Ltd.                                      3,853,500    989,112       0.1%
#   CITIC Envirotech, Ltd.                                          709,400    401,180       0.0%
    Civmec, Ltd.                                                    162,700     67,369       0.0%
    Cogent Holdings, Ltd.                                            48,100     34,070       0.0%
    ComfortDelGro Corp., Ltd.                                       648,400    961,225       0.1%
#*  COSCO Shipping International Singapore Co., Ltd.              6,510,500  1,386,501       0.1%
*   Creative Technology, Ltd.                                       272,200    231,396       0.0%
#   CSE Global, Ltd.                                              3,443,600    948,280       0.1%
#   CWT, Ltd.                                                     1,799,000  3,072,234       0.2%
#   Del Monte Pacific, Ltd.                                       2,363,364    537,705       0.0%
    Delfi, Ltd.                                                     788,500    856,231       0.1%
*   DMX Technologies Group, Ltd.                                  2,096,000     30,261       0.0%
    Duty Free International, Ltd.                                   191,300     38,623       0.0%
*   Dyna-Mac Holdings, Ltd.                                       2,007,300    202,077       0.0%
    Elec & Eltek International Co., Ltd.                            154,800    241,510       0.0%
    EnGro Corp., Ltd.                                               354,000    245,485       0.0%
#*  Ezion Holdings, Ltd.                                         12,591,378  1,819,750       0.1%
#*  Ezra Holdings, Ltd.                                          19,242,923    779,345       0.0%
*   Falcon Energy Group, Ltd.                                       465,700     21,175       0.0%
    Far East Orchard, Ltd.                                        1,096,185  1,245,733       0.1%
#   First Resources, Ltd.                                         4,909,700  7,097,371       0.4%
*   First Ship Lease Trust                                          160,900      9,811       0.0%
    First Sponsor Group, Ltd.                                       440,661    441,108       0.0%
#   Food Empire Holdings, Ltd.                                    1,418,200    671,416       0.0%
#   Fragrance Group, Ltd.                                         6,077,000    757,777       0.0%
    Frasers Centrepoint, Ltd.                                       336,900    513,990       0.0%
    Frencken Group, Ltd.                                            223,800     98,569       0.0%
    Fu Yu Corp., Ltd.                                             1,622,200    238,333       0.0%
#*  Gallant Venture, Ltd.                                         4,992,500    498,203       0.0%
#   Geo Energy Resources, Ltd.                                    2,425,500    534,138       0.0%
    GK Goh Holdings, Ltd.                                         1,484,065  1,078,483       0.1%
    GL, Ltd.                                                      3,401,300  2,310,099       0.1%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
SINGAPORE -- (Continued)
    Golden Agri-Resources, Ltd.                                  22,363,500 $6,481,658       0.4%
#   Golden Energy & Resources, Ltd.                                 382,200    131,728       0.0%
    GP Batteries International, Ltd.                                235,000    220,767       0.0%
#   GP Industries, Ltd.                                           2,567,609  1,337,724       0.1%
#   GuocoLand, Ltd.                                               1,065,214  1,869,662       0.1%
#*  Halcyon Agri Corp., Ltd.                                      1,695,148    739,660       0.0%
    Hanwell Holdings, Ltd.                                        1,888,219    449,721       0.0%
#   Haw Par Corp., Ltd.                                              78,500    702,548       0.0%
#   Health Management International, Ltd.                         1,405,730    650,016       0.0%
    Hi-P International, Ltd.                                      1,159,400  1,591,382       0.1%
    Hiap Hoe, Ltd.                                                  498,000    319,581       0.0%
    Ho Bee Investment, Ltd.                                       1,604,700  2,979,508       0.2%
    Hong Fok Corp., Ltd.                                          3,531,394  2,306,303       0.1%
    Hong Leong Asia, Ltd.                                           716,300    643,636       0.0%
    Hong Leong Finance, Ltd.                                        238,500    477,972       0.0%
    Hotel Grand Central, Ltd.                                     1,531,768  1,663,103       0.1%
    Hour Glass, Ltd. (The)                                        1,814,832    906,634       0.1%
    Hutchison Port Holdings Trust                                 3,377,900  1,452,514       0.1%
    Hwa Hong Corp., Ltd.                                          2,123,500    528,783       0.0%
    Hyflux, Ltd.                                                  3,262,300  1,172,786       0.1%
    iFAST Corp., Ltd.                                                27,200     19,368       0.0%
#   Indofood Agri Resources, Ltd.                                 3,432,100  1,131,677       0.1%
    InnoTek, Ltd.                                                   408,900     92,972       0.0%
*   IPC Corp., Ltd.                                                 108,270     39,133       0.0%
    Isetan Singapore, Ltd.                                          119,000    350,265       0.0%
#   Japfa, Ltd.                                                   2,179,700    944,696       0.1%
#   k1 Ventures, Ltd.                                             1,005,220    541,764       0.0%
    Keppel Infrastructure Trust                                   8,949,932  3,643,721       0.2%
#   Keppel Telecommunications & Transportation, Ltd.              1,369,300  1,516,803       0.1%
    Koh Brothers Group, Ltd.                                      1,432,000    383,315       0.0%
#*  KrisEnergy, Ltd.                                              1,052,200     82,057       0.0%
#   KSH Holdings, Ltd.                                              547,200    373,540       0.0%
    Lian Beng Group, Ltd.                                         2,253,500  1,339,998       0.1%
    Low Keng Huat Singapore, Ltd.                                   912,900    465,610       0.0%
    Lum Chang Holdings, Ltd.                                      1,094,030    332,968       0.0%
#   M1, Ltd.                                                      2,631,500  3,475,043       0.2%
#   Mandarin Oriental International, Ltd.                           643,900  1,415,632       0.1%
#*  Mermaid Maritime PCL                                            274,000     29,583       0.0%
#   Metro Holdings, Ltd.                                          2,738,692  2,521,425       0.1%
    Mewah International, Inc.                                        89,000     19,878       0.0%
*   Midas Holdings, Ltd.                                          8,558,700  1,319,858       0.1%
*   Nam Cheong, Ltd.                                              6,557,040     96,208       0.0%
    Nera Telecommunications, Ltd.                                 1,143,400    310,776       0.0%
    New Toyo International Holdings, Ltd.                         1,624,000    315,987       0.0%
#*  Noble Group, Ltd.                                             7,456,280  1,565,819       0.1%
    NSL, Ltd.                                                       409,900    416,636       0.0%
    Olam International, Ltd.                                        170,000    293,154       0.0%
    OUE, Ltd.                                                     1,988,000  3,004,125       0.2%
    Overseas Education, Ltd.                                         65,300     17,949       0.0%
#   Oxley Holdings, Ltd.                                          2,240,300  1,191,205       0.1%
#*  Pacc Offshore Services Holdings, Ltd.                           600,500    147,778       0.0%
    Pan-United Corp., Ltd.                                        2,435,750  1,036,485       0.1%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
SINGAPORE -- (Continued)
*   Penguin International, Ltd.                                     446,032 $   106,516       0.0%
    Perennial Real Estate Holdings, Ltd.                            117,100      76,037       0.0%
#   Q&M Dental Group Singapore, Ltd.                              2,243,100   1,094,251       0.1%
    QAF, Ltd.                                                     1,414,056   1,281,486       0.1%
#*  Raffles Education Corp., Ltd.                                 4,176,710   1,025,054       0.1%
#   Raffles Medical Group, Ltd.                                   4,578,378   3,794,814       0.2%
    RHT Health Trust                                              3,131,500   1,930,664       0.1%
    Riverstone Holdings, Ltd.                                     1,182,600     915,184       0.1%
    Rotary Engineering, Ltd.                                      1,499,400     494,439       0.0%
#*  Rowsley, Ltd.                                                 3,028,500     288,917       0.0%
    Roxy-Pacific Holdings, Ltd.                                     297,500     124,066       0.0%
    San Teh, Ltd.                                                   151,787      24,562       0.0%
    SATS, Ltd.                                                      391,700   1,351,122       0.1%
    SBS Transit, Ltd.                                               926,200   1,699,775       0.1%
    SembCorp Industries, Ltd.                                     2,096,500   5,077,617       0.3%
#   SembCorp Marine, Ltd.                                         3,715,700   5,268,171       0.3%
#   Sheng Siong Group, Ltd.                                       4,185,700   2,901,819       0.2%
#   SHS Holdings, Ltd.                                            2,304,100     371,937       0.0%
    SIA Engineering Co., Ltd.                                       231,200     552,972       0.0%
#   SIIC Environment Holdings, Ltd.                               4,602,820   1,790,065       0.1%
#   Sinarmas Land, Ltd.                                           6,897,100   2,149,223       0.1%
    Sing Holdings, Ltd.                                           1,561,700     555,344       0.0%
    Sing Investments & Finance, Ltd.                                324,075     380,511       0.0%
#   Singapore Post, Ltd.                                         10,457,500   9,858,175       0.6%
#   Singapore Press Holdings, Ltd.                                1,133,800   2,245,257       0.1%
    Singapore Reinsurance Corp., Ltd.                             1,514,530     344,239       0.0%
    Singapore Shipping Corp., Ltd.                                1,640,700     342,951       0.0%
    Singapura Finance, Ltd.                                         348,124     264,450       0.0%
#*  Sino Grandness Food Industry Group, Ltd.                      4,336,435     668,907       0.0%
    Stamford Land Corp., Ltd.                                     3,188,100   1,204,195       0.1%
#   StarHub, Ltd.                                                 1,785,500   3,446,063       0.2%
    Straco Corp., Ltd.                                              130,000      81,538       0.0%
    Sunningdale Tech, Ltd.                                          865,360   1,466,369       0.1%
*   SunVic Chemical Holdings, Ltd.                                1,137,845      54,350       0.0%
#*  Swiber Holdings, Ltd.                                         2,895,250      43,330       0.0%
*   Tat Hong Holdings, Ltd.                                       2,662,560     908,007       0.1%
    Tiong Woon Corp. Holding, Ltd.                                  228,100      47,750       0.0%
    Tuan Sing Holdings, Ltd.                                      4,252,495   1,293,659       0.1%
#   UMS Holdings, Ltd.                                            2,769,875   2,143,734       0.1%
    United Engineers, Ltd.                                        3,318,328   6,428,430       0.4%
#   United Industrial Corp., Ltd.                                   174,269     420,985       0.0%
    United Overseas Insurance, Ltd.                                 181,850     814,216       0.1%
    UOB-Kay Hian Holdings, Ltd.                                   2,008,761   1,996,451       0.1%
    UOL Group, Ltd.                                                 297,417   1,972,369       0.1%
#   UPP Holdings, Ltd.                                            3,076,900     587,564       0.0%
    Valuetronics Holdings, Ltd.                                   1,828,750   1,388,981       0.1%
    Venture Corp., Ltd.                                           1,597,200  22,831,474       1.3%
    Vibrant Group, Ltd.                                           2,058,620     590,770       0.0%
    Vicom, Ltd.                                                     119,500     504,936       0.0%
    Wee Hur Holdings, Ltd.                                        2,769,000     579,985       0.0%
    Wheelock Properties Singapore, Ltd.                           1,933,000   2,836,701       0.2%
    Wing Tai Holdings, Ltd.                                       3,453,267   6,079,604       0.3%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
SINGAPORE -- (Continued)
     Yeo Hiap Seng, Ltd.                                             223,731 $      207,000        0.0%
     YHI International, Ltd.                                         176,200         54,219        0.0%
#*   Yongnam Holdings, Ltd.                                        2,875,300        717,188        0.0%
     Zhongmin Baihui Retail Group, Ltd.                               26,900         18,935        0.0%
                                                                             --------------      -----
TOTAL SINGAPORE                                                                 208,958,676       11.5%
                                                                             --------------      -----
UNITED KINGDOM -- (0.0%)
*    GetBusy P.L.C.                                                  133,833         73,767        0.0%
                                                                             --------------      -----
TOTAL COMMON STOCKS                                                           1,800,706,014       99.2%
                                                                             --------------      -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*    BWX , Ltd. Rights 11/07/17                                       10,298             --        0.0%
*    Clean Seas Seafood, Ltd. Rights 11/10/17                         24,944             38        0.0%
*    Nufarm, Ltd. Rights 11/15/17                                    312,838        407,031        0.0%
*    Westgold Resources, Ltd. Rights 06/30/19                         98,649         24,538        0.0%
                                                                             --------------      -----
TOTAL AUSTRALIA                                                                     431,607        0.0%
                                                                             --------------      -----
HONG KONG -- (0.0%)
*    China HKBridge Holdings, Ltd. Rights 11/20/17                    19,000             73        0.0%
*    International Standard Resources Holdings, Ltd. Warrants
       05/10/18                                                    3,097,050          3,970        0.0%
                                                                             --------------      -----
TOTAL HONG KONG                                                                       4,043        0.0%
                                                                             --------------      -----
NEW ZEALAND -- (0.0%)
*    Pacific Edge, Ltd. Rights 11/08/17                               73,786          1,010        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                               436,660        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   1,801,142,674
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (12.5%)
(S)@ DFA Short Term Investment Fund                               22,292,852    257,950,593       14.2%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $1,978,371,714)                          $2,059,093,267      113.4%
                                                                             ==============      =====

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------
                                LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
                                -------- -------------- ------- --------------
 Common Stocks
    Australia                         -- $  971,904,786   --    $  971,904,786
    China                             --      1,037,587   --         1,037,587
    Hong Kong                   $573,686    495,373,807   --       495,947,493
    New Zealand                       --    122,783,705   --       122,783,705
    Singapore                         --    208,958,676   --       208,958,676
    United Kingdom                73,767             --   --            73,767
 Rights/Warrants
    Australia                         --        431,607   --           431,607
    Hong Kong                         --          4,043   --             4,043
    New Zealand                       --          1,010   --             1,010
 Securities Lending Collateral        --    257,950,593   --       257,950,593
                                -------- --------------   --    --------------
 TOTAL                          $647,453 $2,058,445,814   --    $2,059,093,267
                                ======== ==============   ==    ==============

                    THE UNITED KINGDOM SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (97.7%)
Consumer Discretionary -- (20.8%)
    4imprint Group P.L.C.                                          101,851 $ 2,600,592       0.1%
    888 Holdings P.L.C.                                          1,070,122   3,562,439       0.2%
    AA P.L.C.                                                    3,246,551   7,384,550       0.3%
    Ascential P.L.C.                                               306,092   1,369,113       0.1%
    B&M European Value Retail SA                                 3,556,127  18,764,210       0.8%
    Bellway P.L.C.                                                 662,602  32,126,797       1.4%
    Berkeley Group Holdings P.L.C.                                 100,356   4,986,746       0.2%
    Bloomsbury Publishing P.L.C.                                   311,604     678,735       0.0%
    Bovis Homes Group P.L.C.                                       921,633  14,397,861       0.6%
    Card Factory P.L.C.                                          1,222,154   5,097,009       0.2%
#*  Carpetright P.L.C.                                              95,402     210,325       0.0%
#   Centaur Media P.L.C.                                           537,905     390,840       0.0%
    Cineworld Group P.L.C.                                       1,219,783  10,762,045       0.5%
    Connect Group P.L.C.                                         1,312,384   1,921,771       0.1%
    Countryside Properties P.L.C.                                  358,419   1,691,768       0.1%
    Crest Nicholson Holdings P.L.C.                              1,693,312  12,741,944       0.5%
    Daily Mail & General Trust P.L.C.                            1,361,723  12,541,283       0.5%
    Debenhams P.L.C.                                             6,862,458   3,987,083       0.2%
    DFS Furniture P.L.C.                                           677,373   1,880,501       0.1%
    Dignity P.L.C.                                                 288,661   9,292,840       0.4%
    Dixons Carphone P.L.C.                                       4,077,082   9,390,815       0.4%
    Domino's Pizza Group P.L.C.                                  2,536,833  11,309,590       0.5%
    Dunelm Group P.L.C.                                            427,603   4,157,867       0.2%
*   EI Group P.L.C.                                              3,204,098   5,722,835       0.2%
    Entertainment One, Ltd.                                      1,277,261   4,791,209       0.2%
    Euromoney Institutional Investor P.L.C.                        281,428   4,316,940       0.2%
*   Findel P.L.C.                                                  239,314     542,068       0.0%
    Fuller Smith & Turner P.L.C. Class A                           135,207   1,726,102       0.1%
*   Future P.L.C.                                                   52,125     239,613       0.0%
    Games Workshop Group P.L.C.                                    139,540   4,205,297       0.2%
    Greene King P.L.C.                                           1,786,209  12,834,892       0.6%
    Greggs P.L.C.                                                  591,357  10,005,482       0.4%
    GVC Holdings P.L.C.                                          1,474,855  18,364,234       0.8%
    Gym Group P.L.C. (The)                                         456,040   1,344,757       0.1%
    Halfords Group P.L.C.                                        1,240,489   5,444,195       0.2%
    Headlam Group P.L.C.                                           460,886   3,612,036       0.2%
    Henry Boot P.L.C.                                              423,664   1,806,793       0.1%
    Hostelworld Group P.L.C.                                       123,775     561,610       0.0%
    Huntsworth P.L.C.                                            1,109,918   1,178,884       0.1%
    Inchcape P.L.C.                                              2,337,053  24,258,271       1.0%
    ITE Group P.L.C.                                             1,565,186   3,695,220       0.2%
    J D Wetherspoon P.L.C.                                         481,928   7,967,263       0.3%
#*  Jackpotjoy P.L.C.                                              144,566   1,567,066       0.1%
    JD Sports Fashion P.L.C.                                     2,289,045  10,870,409       0.5%
*   Jimmy Choo P.L.C.                                              338,542   1,034,159       0.0%
    John Menzies P.L.C.                                            471,357   4,380,166       0.2%
    Ladbrokes Coral Group P.L.C.                                 6,238,648  10,555,772       0.5%
    Laura Ashley Holdings P.L.C.                                 1,465,488     154,699       0.0%
    Lookers P.L.C.                                               1,876,000   2,613,586       0.1%
    Marston's P.L.C.                                             3,644,221   5,159,488       0.2%
    McCarthy & Stone P.L.C.                                      1,600,216   3,399,979       0.1%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
Consumer Discretionary -- (Continued)
    Millennium & Copthorne Hotels P.L.C.                            995,879 $  8,001,689       0.3%
    Mitchells & Butlers P.L.C.                                    1,178,448    3,998,168       0.2%
    MJ Gleeson P.L.C.                                               191,456    1,756,312       0.1%
#*  Mothercare P.L.C.                                               771,640      994,396       0.0%
    N Brown Group P.L.C.                                          1,083,230    4,334,454       0.2%
#*  Ocado Group P.L.C.                                            2,584,145    9,872,930       0.4%
    On the Beach Group P.L.C.                                       252,167    1,380,339       0.1%
#   Pendragon P.L.C.                                              7,184,488    2,407,924       0.1%
#   Pets at Home Group P.L.C.                                     1,490,288    3,486,482       0.2%
    Photo-Me International P.L.C.                                 1,249,846    2,974,917       0.1%
    Rank Group P.L.C.                                               865,458    2,735,761       0.1%
    Redrow P.L.C.                                                 1,386,677   11,991,291       0.5%
    Restaurant Group P.L.C. (The)                                 1,177,060    4,747,703       0.2%
    Revolution Bars Group P.L.C.                                     14,864       33,454       0.0%
*   Sportech P.L.C.                                                 396,817      553,217       0.0%
*   Sports Direct International P.L.C.                            1,258,289    6,608,710       0.3%
    SSP Group P.L.C.                                              2,150,632   16,701,979       0.7%
    STV Group P.L.C.                                                  4,868       23,248       0.0%
    SuperGroup P.L.C.                                               329,770    8,119,940       0.4%
    Tarsus Group P.L.C.                                             207,820      848,710       0.0%
    Ted Baker P.L.C.                                                153,478    5,647,875       0.2%
    Thomas Cook Group P.L.C.                                      8,687,680   13,822,620       0.6%
    Topps Tiles P.L.C.                                              925,429      857,430       0.0%
    Trinity Mirror P.L.C.                                         1,714,822    1,923,773       0.1%
    UBM P.L.C.                                                    2,150,381   20,089,069       0.9%
    Vitec Group P.L.C. (The)                                        168,835    2,525,798       0.1%
    WH Smith P.L.C.                                                 660,318   17,952,522       0.8%
    William Hill P.L.C.                                           4,390,122   15,064,779       0.6%
                                                                            ------------      ----
Total Consumer Discretionary                                                 493,055,239      21.2%
                                                                            ------------      ----
Consumer Staples -- (4.8%)
    A.G. Barr P.L.C.                                                665,276    5,514,365       0.2%
#   Anglo-Eastern Plantations P.L.C.                                104,452    1,144,303       0.1%
    Booker Group P.L.C.                                           8,370,700   22,363,754       1.0%
    Britvic P.L.C.                                                1,306,339   13,130,641       0.6%
    Cranswick P.L.C.                                                287,167   11,746,946       0.5%
#   Dairy Crest Group P.L.C.                                        904,296    7,290,631       0.3%
    Devro P.L.C.                                                    956,939    3,092,781       0.1%
    Greencore Group P.L.C.                                        3,643,038    9,327,356       0.4%
    Hilton Food Group P.L.C.                                         81,606      967,981       0.1%
    McBride P.L.C                                                31,345,230       41,631       0.0%
    McBride P.L.C.                                                1,080,870    3,086,103       0.1%
    McColl's Retail Group P.L.C.                                     77,861      295,498       0.0%
*   Premier Foods P.L.C.                                          4,656,491    2,424,894       0.1%
    PZ Cussons P.L.C.                                             1,596,632    7,007,604       0.3%
*   REA Holdings P.L.C.                                              50,639      224,448       0.0%
    Stock Spirits Group P.L.C.                                      879,433    2,942,542       0.1%
    Tate & Lyle P.L.C.                                            2,718,312   23,351,051       1.0%
                                                                            ------------      ----
Total Consumer Staples                                                       113,952,529       4.9%
                                                                            ------------      ----

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Energy -- (4.2%)
    Anglo Pacific Group P.L.C.                                     824,529 $ 1,474,831       0.1%
*   Cairn Energy P.L.C.                                          3,610,355  10,138,529       0.4%
*   EnQuest P.L.C.                                               6,129,232   2,097,955       0.1%
#*  Gulf Keystone Petroleum, Ltd.                                  344,229     476,576       0.0%
    Gulf Marine Services P.L.C.                                    122,883      87,813       0.0%
*   Hunting P.L.C.                                                 865,376   6,024,755       0.3%
    James Fisher & Sons P.L.C.                                     274,504   5,661,665       0.2%
    John Wood Group P.L.C.                                       3,479,405  32,900,578       1.4%
*   Lamprell P.L.C.                                              1,201,647   1,180,947       0.1%
*   Nostrum Oil & Gas P.L.C.                                       162,231     810,692       0.0%
*   Ophir Energy P.L.C.                                          4,489,031   3,889,744       0.2%
    Petrofac, Ltd.                                               1,280,913   7,136,014       0.3%
#*  Premier Oil P.L.C.                                           3,177,084   2,873,050       0.1%
    Soco International P.L.C.                                    1,265,317   1,958,050       0.1%
#   Stobart Group, Ltd.                                          1,180,018   4,429,134       0.2%
#*  Tullow Oil P.L.C.                                            7,033,116  17,017,662       0.7%
                                                                           -----------       ---
Total Energy                                                                98,157,995       4.2%
                                                                           -----------       ---
Financials -- (14.8%)
*   Aldermore Group P.L.C.                                       1,178,492   4,710,601       0.2%
    Arrow Global Group P.L.C.                                      939,424   5,291,435       0.2%
    Ashmore Group P.L.C.                                         2,065,004  10,558,144       0.5%
    Beazley P.L.C.                                               2,911,016  19,527,655       0.8%
    BGEO Group P.L.C.                                              232,578  10,983,062       0.5%
    Brewin Dolphin Holdings P.L.C.                               1,629,292   7,648,500       0.3%
    Charles Stanley Group P.L.C.                                   122,025     650,401       0.0%
    Charles Taylor P.L.C.                                          192,071     702,092       0.0%
    Chesnara P.L.C.                                                681,089   3,482,261       0.1%
    Close Brothers Group P.L.C.                                    842,028  15,529,712       0.7%
    CMC Markets P.L.C.                                             503,588   1,063,599       0.0%
*   CYBG P.L.C.                                                  2,741,767  11,467,578       0.5%
    esure Group P.L.C.                                           1,683,935   6,007,272       0.3%
    Hansard Global P.L.C.                                           16,468      18,846       0.0%
    Hastings Group Holdings P.L.C.                                 848,972   3,551,252       0.2%
    Hiscox, Ltd.                                                 1,547,072  29,336,860       1.3%
    IG Group Holdings P.L.C.                                     1,926,366  16,715,603       0.7%
    Intermediate Capital Group P.L.C.                            1,606,829  20,747,945       0.9%
    International Personal Finance P.L.C.                        1,161,020   3,111,754       0.1%
*   IP Group P.L.C.                                              1,901,736   3,735,548       0.2%
*   Janus Henderson Group P.L.C.                                     6,964     241,982       0.0%
    Jardine Lloyd Thompson Group P.L.C.                            697,844  12,078,387       0.5%
    Jupiter Fund Management P.L.C.                               2,283,894  18,021,025       0.8%
    Just Group P.L.C.                                            2,130,057   4,360,033       0.2%
    Lancashire Holdings, Ltd.                                    1,252,367  12,496,084       0.5%
    Man Group P.L.C.                                             9,157,327  23,548,762       1.0%
    NEX Group P.L.C.                                             1,698,725  14,295,946       0.6%
    Non-Standard Finance P.L.C.                                     41,040      41,372       0.0%
#   OneSavings Bank P.L.C.                                         878,686   4,729,329       0.2%
    Paragon Banking Group P.L.C.                                 1,630,518  10,290,131       0.4%
    Phoenix Group Holdings                                       2,000,670  20,109,594       0.9%
    Provident Financial P.L.C.                                       1,915      23,701       0.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
Financials -- (Continued)
    Rathbone Brothers P.L.C.                                        261,693 $  8,903,920       0.4%
    River & Mercantile Group P.L.C.                                   2,983       13,909       0.0%
    S&U P.L.C.                                                       20,417      541,124       0.0%
    Saga P.L.C.                                                   5,734,496   14,553,582       0.6%
    Standard Life Aberdeen P.L.C.                                 1,039,369    5,930,874       0.3%
    TP ICAP P.L.C.                                                2,829,016   20,454,412       0.9%
    Virgin Money Holdings UK P.L.C.                               1,376,117    5,330,733       0.2%
    Waterloo Investment Holdings, Ltd.                                4,000          531       0.0%
                                                                            ------------      ----
Total Financials                                                             350,805,551      15.0%
                                                                            ------------      ----
Health Care -- (3.8%)
*   BTG P.L.C.                                                    1,883,903   18,858,989       0.8%
    Cambian Group P.L.C.                                            559,761    1,442,241       0.1%
#*  Circassia Pharmaceuticals P.L.C.                                469,883      521,106       0.0%
    Consort Medical P.L.C.                                          268,957    3,963,876       0.2%
    Dechra Pharmaceuticals P.L.C.                                   286,478    7,823,170       0.3%
    Genus P.L.C.                                                    330,930   10,334,910       0.4%
#   Hikma Pharmaceuticals P.L.C.                                    129,885    2,007,633       0.1%
*   Indivior P.L.C.                                               3,837,838   18,938,519       0.8%
    Integrated Diagnostics Holdings P.L.C.                          330,094    1,287,189       0.1%
    Spire Healthcare Group P.L.C.                                 1,177,046    4,644,230       0.2%
    UDG Healthcare P.L.C.                                         1,295,217   15,903,433       0.7%
*   Vectura Group P.L.C.                                          3,488,250    4,631,673       0.2%
                                                                            ------------      ----
Total Health Care                                                             90,356,969       3.9%
                                                                            ------------      ----
Industrials -- (25.8%)
    Aggreko P.L.C.                                                1,334,788   16,611,140       0.7%
    Air Partner P.L.C.                                              247,053      409,979       0.0%
    Alumasc Group P.L.C. (The)                                       45,428      100,740       0.0%
    Avon Rubber P.L.C.                                              135,585    1,762,499       0.1%
    Balfour Beatty P.L.C.                                         3,883,006   14,125,920       0.6%
    BBA Aviation P.L.C.                                           5,990,848   25,309,196       1.1%
    Bodycote P.L.C.                                               1,114,819   13,865,988       0.6%
    Braemar Shipping Services P.L.C.                                138,732      568,697       0.0%
    Capita P.L.C.                                                 1,200,867    8,362,864       0.4%
#   Carillion P.L.C.                                              2,653,376    1,602,315       0.1%
    Carr's Group P.L.C.                                             343,111      656,055       0.0%
    Castings P.L.C.                                                 157,187      970,163       0.0%
    Chemring Group P.L.C.                                         1,670,720    3,827,281       0.2%
#   Clarkson P.L.C.                                                 135,973    5,300,557       0.2%
    Clipper Logistics P.L.C.                                         46,575      269,293       0.0%
*   Cobham P.L.C.                                                12,408,518   22,901,572       1.0%
    Communisis P.L.C.                                             1,085,623      778,807       0.0%
    Costain Group P.L.C.                                            596,856    3,422,526       0.2%
    De La Rue P.L.C.                                                662,727    6,158,430       0.3%
*   Dialight P.L.C.                                                 102,467      871,318       0.0%
    Diploma P.L.C.                                                  643,732    9,219,389       0.4%
    Elis SA                                                         377,312    9,747,615       0.4%
    Fenner P.L.C.                                                 1,150,727    5,270,556       0.2%
*   Firstgroup P.L.C.                                             7,308,367   10,676,482       0.5%
*   Flybe Group P.L.C.                                              616,871      286,808       0.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    G4S P.L.C.                                                     686,732 $ 2,562,487       0.1%
    Galliford Try P.L.C.                                           481,131   7,796,892       0.3%
    Go-Ahead Group P.L.C.                                          245,440   5,769,958       0.3%
    Goodwin P.L.C.                                                     383      10,469       0.0%
    Grafton Group P.L.C.                                         1,236,009  13,504,080       0.6%
    Harvey Nash Group P.L.C.                                        29,146      38,749       0.0%
    Hays P.L.C.                                                  8,341,552  20,648,960       0.9%
    Hogg Robinson Group P.L.C.                                     182,016     181,533       0.0%
    HomeServe P.L.C.                                             1,383,521  15,731,024       0.7%
    Howden Joinery Group P.L.C.                                  3,763,658  20,496,619       0.9%
    IMI P.L.C.                                                   1,368,653  22,207,186       1.0%
#   Interserve P.L.C.                                              841,666     815,460       0.0%
    IWG P.L.C.                                                   3,349,423   9,582,930       0.4%
    John Laing Group P.L.C.                                      1,230,137   4,663,459       0.2%
    Keller Group P.L.C.                                            436,813   5,434,047       0.2%
    Kier Group P.L.C.                                              558,502   7,709,817       0.3%
    Management Consulting Group P.L.C.                             788,035      66,366       0.0%
    Mears Group P.L.C.                                             559,712   3,368,948       0.1%
    Meggitt P.L.C.                                               3,799,091  26,153,041       1.1%
    Melrose Industries P.L.C.                                    9,415,164  27,500,308       1.2%
#   Mitie Group P.L.C.                                           2,122,246   6,678,107       0.3%
    Morgan Advanced Materials P.L.C.                             1,596,390   6,657,823       0.3%
    Morgan Sindall Group P.L.C.                                    220,734   4,236,265       0.2%
    National Express Group P.L.C.                                2,332,891  11,388,239       0.5%
    Norcros P.L.C.                                                  29,186      68,611       0.0%
    Northgate P.L.C.                                               818,775   4,869,226       0.2%
    Pagegroup P.L.C.                                             1,768,306  10,983,990       0.5%
    PayPoint P.L.C.                                                283,410   3,456,574       0.2%
    Polypipe Group P.L.C.                                        1,128,301   6,186,334       0.3%
    Porvair P.L.C.                                                  23,296     145,310       0.0%
    QinetiQ Group P.L.C.                                         3,166,821  10,265,348       0.4%
    Renewi P.L.C.                                                3,982,348   5,488,964       0.2%
*   Renold P.L.C.                                                  193,435     112,467       0.0%
    Rentokil Initial P.L.C.                                      4,056,594  18,089,762       0.8%
    Ricardo P.L.C.                                                 271,798   2,952,222       0.1%
    Robert Walters P.L.C.                                          381,498   3,147,939       0.1%
    Rotork P.L.C.                                                4,239,914  14,795,429       0.6%
    Royal Mail P.L.C.                                              737,584   3,665,167       0.2%
    RPS Group P.L.C.                                             1,347,928   5,266,437       0.2%
    Senior P.L.C.                                                2,470,762   9,462,853       0.4%
*   Serco Group P.L.C.                                           3,356,146   5,198,162       0.2%
    Severfield P.L.C.                                            1,262,597   1,093,973       0.1%
    SIG P.L.C.                                                   3,688,259   8,447,397       0.4%
    Speedy Hire P.L.C.                                           2,890,361   2,122,491       0.1%
    Spirax-Sarco Engineering P.L.C.                                367,759  27,595,228       1.2%
    St. Ives P.L.C.                                                747,425     729,834       0.0%
    Stagecoach Group P.L.C.                                      2,117,596   4,690,609       0.2%
    Sthree P.L.C.                                                  530,086   2,499,544       0.1%
    T Clarke P.L.C.                                                147,457     151,727       0.0%
    Travis Perkins P.L.C.                                          853,860  17,236,813       0.7%
    Trifast P.L.C.                                                 465,641   1,361,245       0.1%
    Tyman P.L.C.                                                   517,200   2,350,020       0.1%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Industrials -- (Continued)
    Ultra Electronics Holdings P.L.C.                              410,895 $  9,949,709       0.4%
    Vesuvius P.L.C.                                              1,471,231   11,477,902       0.5%
*   Volex P.L.C.                                                   307,047      293,600       0.0%
    Volution Group P.L.C.                                          175,581      492,492       0.0%
    Vp P.L.C.                                                      159,998    1,700,303       0.1%
    Weir Group P.L.C. (The)                                        633,437   16,421,638       0.7%
    Wilmington P.L.C.                                              334,384    1,053,065       0.0%
    Wincanton P.L.C.                                               657,672    2,184,073       0.1%
*   Wizz Air Holdings P.L.C.                                       141,798    6,168,164       0.3%
    XP Power, Ltd.                                                  79,867    3,711,725       0.2%
                                                                           ------------      ----
Total Industrials                                                           612,165,304      26.3%
                                                                           ------------      ----
Information Technology -- (10.9%)
    Acal P.L.C.                                                    350,908    1,477,451       0.1%
    Auto Trader Group P.L.C.                                     3,741,417   17,013,390       0.7%
    AVEVA Group P.L.C.                                             418,609   14,024,471       0.6%
    Computacenter P.L.C.                                           441,424    5,832,228       0.2%
    Electrocomponents P.L.C.                                     2,762,938   25,482,641       1.1%
#   Equiniti Group P.L.C.                                        1,035,565    4,164,596       0.2%
    FDM Group Holdings P.L.C.                                      117,624    1,525,166       0.1%
    Fidessa Group P.L.C.                                           213,522    6,456,266       0.3%
    Gocompare.Com Group P.L.C.                                   1,697,878    2,295,704       0.1%
    Halma P.L.C.                                                 1,908,645   29,948,327       1.3%
*   Imagination Technologies Group P.L.C.                          594,017    1,424,477       0.1%
    Kainos Group P.L.C.                                            116,379      439,286       0.0%
    Laird P.L.C.                                                 2,935,275    6,356,247       0.3%
    Moneysupermarket.com Group P.L.C.                            2,650,925   11,437,629       0.5%
#   NCC Group P.L.C.                                             1,099,853    3,358,838       0.1%
    Oxford Instruments P.L.C.                                      313,269    3,953,004       0.2%
*   Paysafe Group P.L.C.                                         2,424,051   18,868,212       0.8%
    Playtech P.L.C.                                              1,462,260   19,106,906       0.8%
    Renishaw P.L.C.                                                194,895   12,821,685       0.5%
    Rightmove P.L.C.                                               468,485   25,845,606       1.1%
    RM P.L.C.                                                      318,504      687,367       0.0%
    SDL P.L.C.                                                     429,038    3,065,901       0.1%
    Softcat P.L.C.                                                 510,218    3,636,803       0.2%
    Spectris P.L.C.                                                701,125   23,837,173       1.0%
    Spirent Communications P.L.C.                                3,259,260    4,275,754       0.2%
    TT Electronics P.L.C.                                          889,623    2,637,887       0.1%
    Xaar P.L.C.                                                    378,164    2,463,138       0.1%
    ZPG P.L.C.                                                   1,407,097    6,541,219       0.3%
                                                                           ------------      ----
Total Information Technology                                                258,977,372      11.1%
                                                                           ------------      ----
Materials -- (7.4%)
    Acacia Mining P.L.C.                                           900,534    2,156,455       0.1%
*   Carclo P.L.C.                                                  238,794      421,006       0.0%
    Centamin P.L.C.                                              6,065,603   11,225,942       0.5%
    DS Smith P.L.C.                                              3,354,420   23,198,985       1.0%
    Elementis P.L.C.                                             2,658,318   10,038,556       0.4%
    Essentra P.L.C.                                              1,496,471   10,579,865       0.5%
    Evraz P.L.C.                                                 1,700,218    6,516,459       0.3%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
Materials -- (Continued)
    Ferrexpo P.L.C.                                               1,726,748 $  5,828,920       0.3%
    Forterra P.L.C.                                                 216,806      864,284       0.0%
*   Gem Diamonds, Ltd.                                              654,276      695,095       0.0%
    Hill & Smith Holdings P.L.C.                                    448,007    7,870,505       0.3%
    Hochschild Mining P.L.C.                                      1,434,696    4,200,098       0.2%
    Ibstock P.L.C.                                                1,477,451    4,868,597       0.2%
*   KAZ Minerals P.L.C.                                           1,433,524   15,478,418       0.7%
#*  Lonmin P.L.C.                                                 1,584,135    2,114,480       0.1%
    Low & Bonar P.L.C.                                            1,194,255    1,094,050       0.0%
    Marshalls P.L.C.                                              1,138,633    7,211,928       0.3%
*   Petra Diamonds, Ltd.                                          3,145,803    3,216,066       0.1%
#*  Petropavlovsk P.L.C.                                         13,841,290    1,473,055       0.1%
    RPC Group P.L.C.                                              2,253,573   28,202,447       1.2%
    Synthomer P.L.C.                                              1,390,961    9,044,905       0.4%
    Vedanta Resources P.L.C.                                        344,513    4,062,681       0.2%
    Victrex P.L.C.                                                  482,843   15,374,148       0.7%
    Zotefoams P.L.C.                                                 93,537      437,162       0.0%
                                                                            ------------       ---
Total Materials                                                              176,174,107       7.6%
                                                                            ------------       ---
Real Estate -- (2.3%)
#   Capital & Counties Properties P.L.C.                          4,125,455   14,588,700       0.6%
    CLS Holdings P.L.C.                                             357,932    1,051,510       0.0%
#*  Countrywide P.L.C.                                              736,847    1,220,653       0.1%
    Daejan Holdings P.L.C.                                           41,786    3,439,306       0.2%
    Foxtons Group P.L.C.                                          1,025,578    1,077,409       0.0%
    Grainger P.L.C.                                               2,849,366   10,537,826       0.5%
    Harworth Group P.L.C.                                            30,680       43,801       0.0%
    Helical P.L.C.                                                  645,281    2,637,656       0.1%
    LSL Property Services P.L.C.                                    337,727    1,048,431       0.0%
*   Raven Russia, Ltd.                                            1,019,157      667,820       0.0%
    Savills P.L.C.                                                  819,792   10,155,621       0.4%
    St. Modwen Properties P.L.C.                                  1,203,358    6,081,627       0.3%
    U & I Group P.L.C.                                              734,066    1,800,490       0.1%
                                                                            ------------       ---
Total Real Estate                                                             54,350,850       2.3%
                                                                            ------------       ---
Telecommunication Services -- (1.3%)
    Inmarsat P.L.C.                                               2,371,810   19,563,902       0.9%
    KCOM Group P.L.C.                                             3,231,847    4,612,984       0.2%
#   TalkTalk Telecom Group P.L.C.                                 2,658,372    7,538,628       0.3%
                                                                            ------------       ---
Total Telecommunication Services                                              31,715,514       1.4%
                                                                            ------------       ---
Utilities -- (1.6%)
    Drax Group P.L.C.                                             2,300,814    8,488,489       0.4%
    Pennon Group P.L.C.                                           2,236,812   23,590,729       1.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                  --------- -------------- ---------------
Utilities -- (Continued)
     Telecom Plus P.L.C.                                            331,422 $    5,369,598        0.2%
                                                                            --------------      -----
Total Utilities                                                                 37,448,816        1.6%
                                                                            --------------      -----
TOTAL COMMON STOCKS                                                          2,317,160,246       99.5%
                                                                            --------------      -----
TOTAL INVESTMENT SECURITIES                                                  2,317,160,246
                                                                            --------------

                                                                               VALUE+
                                                                            --------------
SECURITIES LENDING COLLATERAL -- (2.3%)
(S)@ DFA Short Term Investment Fund                               4,640,939     53,700,300        2.3%
                                                                            --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $1,951,561,258)                         $2,370,860,546      101.8%
                                                                            ==============      =====

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                 LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                 ------- -------------- ------- --------------
 Common Stocks
    Consumer Discretionary         --    $  493,055,239   --    $  493,055,239
    Consumer Staples               --       113,952,529   --       113,952,529
    Energy                         --        98,157,995   --        98,157,995
    Financials                     --       350,805,551   --       350,805,551
    Health Care                    --        90,356,969   --        90,356,969
    Industrials                    --       612,165,304   --       612,165,304
    Information Technology         --       258,977,372   --       258,977,372
    Materials                      --       176,174,107   --       176,174,107
    Real Estate                    --        54,350,850   --        54,350,850
    Telecommunication Services     --        31,715,514   --        31,715,514
    Utilities                      --        37,448,816   --        37,448,816
 Securities Lending Collateral     --        53,700,300   --        53,700,300
                                   --    --------------   --    --------------
 TOTAL                             --    $2,370,860,546   --    $2,370,860,546
                                   ==    ==============   ==    ==============

                     THE CONTINENTAL SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
COMMON STOCKS -- (91.6%)
AUSTRIA -- (3.2%)
    Agrana Beteiligungs AG                                          18,464 $  2,289,181       0.0%
    ANDRITZ AG                                                     351,021   19,848,846       0.4%
    Atrium European Real Estate, Ltd.                              784,678    3,675,385       0.1%
#   Austria Technologie & Systemtechnik AG                         162,266    3,474,069       0.1%
    BUWOG AG                                                       489,463   14,108,603       0.3%
    CA Immobilien Anlagen AG                                       447,444   12,758,181       0.2%
#   DO & CO AG                                                      33,913    1,798,393       0.0%
    EVN AG                                                         210,647    3,325,087       0.1%
*   FACC AG                                                        121,108    2,111,886       0.0%
    Flughafen Wien AG                                               21,308      857,413       0.0%
#   IMMOFINANZ AG                                                5,007,188   12,654,401       0.2%
    Josef Manner & Co. AG                                              870       60,184       0.0%
    Kapsch TrafficCom AG                                            33,915    1,969,848       0.0%
    Lenzing AG                                                      66,004    8,934,872       0.2%
    Mayr Melnhof Karton AG                                          49,633    7,206,168       0.1%
    Oberbank AG                                                     45,050    4,174,215       0.1%
    Oesterreichische Post AG                                       202,551    8,994,512       0.2%
    Palfinger AG                                                    90,652    4,007,204       0.1%
    POLYTEC Holding AG                                             103,266    2,569,517       0.0%
#   Porr Ag                                                         50,044    1,564,598       0.0%
*   Raiffeisen Bank International AG                               394,076   13,704,435       0.2%
#   Rosenbauer International AG                                     19,267    1,215,573       0.0%
    S IMMO AG                                                      330,386    5,819,587       0.1%
#*  Schoeller-Bleckmann Oilfield Equipment AG                       63,374    5,913,337       0.1%
#   Semperit AG Holding                                             68,546    2,004,275       0.0%
    Strabag SE                                                     105,005    4,384,573       0.1%
    Telekom Austria AG                                             750,700    7,028,178       0.1%
    UBM Realitaetenentwicklung AG                                    7,987      363,719       0.0%
    UNIQA Insurance Group AG                                       804,719    8,245,052       0.1%
    Verbund AG                                                     308,524    7,492,241       0.1%
#   Vienna Insurance Group AG Wiener Versicherung Gruppe           193,477    5,663,916       0.1%
    Wienerberger AG                                                617,965   15,855,402       0.3%
#   Wolford AG                                                      11,252      208,606       0.0%
    Zumtobel Group AG                                              173,368    2,964,066       0.1%
                                                                           ------------       ---
TOTAL AUSTRIA                                                               197,245,523       3.4%
                                                                           ------------       ---
BELGIUM -- (4.2%)
#*  Ablynx NV                                                      353,451    7,251,510       0.1%
    Ackermans & van Haaren NV                                      134,719   23,072,545       0.4%
*   AGFA-Gevaert NV                                              1,218,771    5,726,252       0.1%
    Atenor                                                           9,421      530,505       0.0%
    Banque Nationale de Belgique                                        87      289,376       0.0%
    Barco NV                                                        67,758    6,942,025       0.1%
    Bekaert SA                                                     214,947   10,167,357       0.2%
#*  Biocartis NV                                                    37,762      565,878       0.0%
    bpost SA                                                       503,661   14,200,245       0.3%
#*  Celyad SA                                                       41,080    2,394,637       0.0%
    Cie d'Entreprises CFE                                           48,913    7,152,500       0.1%
    Cie Immobiliere de Belgique SA                                  14,788      915,336       0.0%
    Co.Br.Ha Societe Commerciale de Brasserie SA                       111      472,710       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
BELGIUM -- (Continued)
    D'ieteren SA                                                 139,221 $  6,367,155       0.1%
*   Dalenys                                                       20,562      212,932       0.0%
    Deceuninck NV                                                385,581    1,431,238       0.0%
    Econocom Group SA                                            686,666    5,284,725       0.1%
    Elia System Operator SA                                      170,406    9,884,466       0.2%
#   Euronav NV                                                   767,990    6,364,502       0.1%
    EVS Broadcast Equipment SA                                    75,122    2,823,224       0.1%
#   Exmar NV                                                     174,456    1,160,296       0.0%
#*  Fagron                                                       262,019    3,398,795       0.1%
*   Galapagos NV(B07MXC1)                                         27,600    2,677,761       0.1%
*   Galapagos NV(B07Q2V5)                                        220,186   21,413,464       0.4%
    Gimv NV                                                       51,130    3,081,494       0.1%
#   Ion Beam Applications                                        115,719    3,547,262       0.1%
    Jensen-Group NV                                               14,795      712,037       0.0%
    Kinepolis Group NV                                            94,699    6,398,925       0.1%
#   Lotus Bakeries                                                 1,464    3,716,696       0.1%
#*  MDxHealth                                                    214,040    1,190,310       0.0%
    Melexis NV                                                   113,154   11,338,431       0.2%
#*  Nyrstar NV                                                   745,540    5,952,157       0.1%
    Ontex Group NV                                               470,726   16,555,281       0.3%
    Orange Belgium SA                                            178,058    4,124,421       0.1%
    Picanol                                                       28,690    3,236,963       0.1%
    RealDolmen                                                       120            3       0.0%
    RealDolmen NV/SA                                               9,714      283,282       0.0%
    Recticel SA                                                  247,048    2,445,986       0.0%
#   Resilux                                                        5,092      893,495       0.0%
    Roularta Media Group NV                                       10,773      269,067       0.0%
    Sapec                                                          1,288       89,274       0.0%
    Sioen Industries NV                                           50,085    1,524,965       0.0%
    Sipef SA                                                      31,777    2,337,772       0.0%
*   Telenet Group Holding NV                                      35,452    2,451,852       0.0%
    TER Beke SA                                                    2,544      513,421       0.0%
*   Tessenderlo Group SA                                         213,754   10,257,793       0.2%
#*  ThromboGenics NV                                             183,701      956,760       0.0%
#*  TiGenix NV                                                   898,987    1,026,375       0.0%
    Umicore SA                                                   703,600   31,444,010       0.6%
    Van de Velde NV                                               35,498    1,963,996       0.0%
*   Viohalco SA                                                  583,796    2,006,434       0.0%
                                                                         ------------       ---
TOTAL BELGIUM                                                             259,017,896       4.5%
                                                                         ------------       ---
DENMARK -- (4.8%)
#   ALK-Abello A.S.                                               36,440    5,704,164       0.1%
    Alm Brand A.S.                                               562,935    5,822,412       0.1%
    Ambu A.S. Class B                                            134,157   12,365,487       0.2%
    Arkil Holding A.S. Class B                                       504      108,341       0.0%
*   Bang & Olufsen A.S.                                          256,627    5,948,126       0.1%
    BankNordik P/F                                                 4,503       83,149       0.0%
#*  Bavarian Nordic A.S.                                         204,295    8,289,868       0.2%
    Brodrene Hartmann A.S.                                        16,148      877,849       0.0%
#   Columbus A.S.                                                305,416      631,313       0.0%
#*  D/S Norden A.S.                                              182,838    3,798,293       0.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
DENMARK -- (Continued)
    DFDS A.S.                                                      175,917 $ 10,201,768       0.2%
    Djurslands Bank A.S.                                             8,970      355,388       0.0%
#   FLSmidth & Co. A.S.                                            254,968   17,478,513       0.3%
    Fluegger A.S. Class B                                            4,198      235,155       0.0%
    GN Store Nord A.S.                                             855,243   28,303,028       0.5%
    Gronlandsbanken A.S.                                             1,125      112,674       0.0%
*   H+H International A.S. Class B                                  55,740    1,134,490       0.0%
    Harboes Bryggeri A.S. Class B                                   16,516      288,156       0.0%
    IC Group A.S.                                                   40,541      995,973       0.0%
#*  Jeudan A.S.                                                      6,151      687,570       0.0%
    Jyske Bank A.S.                                                434,014   24,525,321       0.4%
    Lan & Spar Bank                                                  4,981      358,456       0.0%
    Matas A.S.                                                     201,093    2,251,807       0.0%
*   Nilfisk Holding A.S.                                           182,797    8,784,672       0.2%
*   NKT A.S.                                                       182,797    7,836,733       0.1%
    NNIT A.S.                                                       40,346    1,149,447       0.0%
    Nordjyske Bank A.S.                                             41,325      782,961       0.0%
    Parken Sport & Entertainment A.S.                               33,556      382,838       0.0%
    Per Aarsleff Holding A.S.                                      122,724    3,401,661       0.1%
    Ringkjoebing Landbobank A.S.                                   124,338    6,206,953       0.1%
#   Roblon A.S. Class B                                              2,700      172,920       0.0%
    Rockwool International A.S. Class A                                116       28,769       0.0%
    Rockwool International A.S. Class B                             45,423   12,331,779       0.2%
    Royal Unibrew A.S.                                             243,054   13,992,764       0.3%
#   RTX A.S.                                                        43,826    1,299,942       0.0%
*   Santa Fe Group A.S.                                            127,806    1,000,615       0.0%
    Schouw & Co. AB                                                 78,577    8,176,982       0.2%
    SimCorp A.S.                                                   236,334   14,433,485       0.3%
    Solar A.S. Class B                                              33,952    2,180,118       0.0%
    Spar Nord Bank A.S.                                            486,903    6,192,693       0.1%
    Sydbank A.S.                                                   500,255   19,529,181       0.3%
    TDC A.S.                                                     5,173,971   30,589,544       0.5%
    Tivoli A.S.                                                      9,390      819,256       0.0%
*   TK Development A.S.                                            600,824      883,741       0.0%
*   Topdanmark A.S.                                                491,266   20,195,323       0.4%
    United International Enterprises                                10,218    2,122,091       0.0%
#*  Vestjysk Bank A.S.                                             334,282      153,371       0.0%
#*  Zealand Pharma A.S.                                            140,795    2,601,171       0.1%
                                                                           ------------       ---
TOTAL DENMARK                                                               295,806,311       5.1%
                                                                           ------------       ---
FINLAND -- (6.0%)
#   Afarak Group Oyj                                               261,495      254,546       0.0%
    Ahlstrom-Munksjo Oyj                                            99,431    2,181,964       0.0%
    Aktia Bank Oyj                                                 147,998    1,598,231       0.0%
    Alandsbanken Abp Class B                                        21,354      373,388       0.0%
    Alma Media Oyj                                                  67,683      548,166       0.0%
    Amer Sports Oyj                                                678,576   16,883,420       0.3%
    Apetit Oyj                                                      18,766      292,898       0.0%
    Aspo Oyj                                                        92,762      992,059       0.0%
    Atria Oyj                                                       64,462      898,749       0.0%
*   BasWare Oyj                                                     45,370    2,234,746       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FINLAND -- (Continued)
#   Bittium Oyj                                                    175,613 $ 1,266,577       0.0%
    Cargotec Oyj Class B                                           240,996  14,226,789       0.3%
#*  Caverion Oyj                                                   604,858   4,578,280       0.1%
    Citycon Oyj                                                  2,307,048   5,633,354       0.1%
    Cramo Oyj                                                      216,643   4,809,731       0.1%
    Digia Oyj                                                       69,731     203,763       0.0%
    Elisa Oyj                                                      674,321  27,152,966       0.5%
    F-Secure Oyj                                                   555,959   2,847,856       0.1%
    Finnair Oyj                                                    472,532   6,162,613       0.1%
    Fiskars Oyj Abp                                                196,171   4,900,267       0.1%
*   Glaston Oyj Abp                                                 46,084      25,547       0.0%
    HKScan Oyj Class A                                             193,582     710,858       0.0%
    Huhtamaki Oyj                                                  574,099  24,453,639       0.4%
    Ilkka-Yhtyma Oyj                                                61,503     248,481       0.0%
    Kemira Oyj                                                     700,602   9,871,314       0.2%
    Kesko Oyj Class A                                               35,459   1,797,862       0.0%
    Kesko Oyj Class B                                              374,357  19,117,902       0.3%
    Konecranes Oyj                                                 344,278  15,851,835       0.3%
    Lassila & Tikanoja Oyj                                         184,650   3,915,352       0.1%
    Lemminkainen Oyj                                                30,098     807,260       0.0%
    Metsa Board Oyj                                              1,398,928  10,377,390       0.2%
    Metso Oyj                                                      654,668  23,776,410       0.4%
    Nokian Renkaat Oyj                                             659,051  30,215,607       0.5%
    Olvi Oyj Class A                                                70,623   2,306,959       0.0%
    Oriola Oyj Class A                                               6,054      24,735       0.0%
    Oriola Oyj Class B                                             628,439   2,356,604       0.0%
    Orion Oyj Class A                                              123,563   5,071,703       0.1%
    Orion Oyj Class B                                              236,640   9,698,659       0.2%
    Outokumpu Oyj                                                2,921,503  27,616,847       0.5%
#*  Outotec Oyj                                                  1,238,541   9,852,202       0.2%
    Pihlajalinna Oyj                                                50,309     925,397       0.0%
    Ponsse Oyj                                                      57,223   1,796,188       0.0%
*   Poyry Oyj                                                      188,253   1,074,802       0.0%
*   QT Group Oyj                                                    55,899     377,708       0.0%
    Raisio Oyj Class V                                             637,300   2,634,287       0.0%
    Ramirent Oyj                                                   524,612   4,826,503       0.1%
    Rapala VMC Oyj                                                 109,543     495,023       0.0%
    Revenio Group Oyj                                               31,437   1,347,940       0.0%
    Sanoma Oyj                                                     749,458   8,896,471       0.2%
#   SRV Group OYJ                                                   33,082     159,340       0.0%
*   Stockmann Oyj Abp Class A                                       42,474     274,649       0.0%
#*  Stockmann Oyj Abp Class B                                      173,382   1,113,656       0.0%
    Technopolis Oyj                                                953,741   4,297,784       0.1%
    Teleste Oyj                                                     46,406     429,825       0.0%
    Tieto Oyj                                                      304,414   9,320,114       0.2%
    Tikkurila Oyj                                                  227,385   4,494,675       0.1%
    Uponor Oyj                                                     298,122   6,001,357       0.1%
    Vaisala Oyj Class A                                             49,697   2,701,186       0.1%
    Valmet Oyj                                                     746,829  14,480,125       0.3%
    Viking Line Abp                                                 10,366     217,205       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
FINLAND -- (Continued)
#   YIT Oyj                                                      1,293,609 $  9,831,168       0.2%
                                                                           ------------       ---
TOTAL FINLAND                                                               371,832,932       6.5%
                                                                           ------------       ---
FRANCE -- (12.9%)
    ABC Arbitrage                                                  150,388    1,084,528       0.0%
#   Actia Group                                                     48,398      371,110       0.0%
#*  Air France-KLM                                                 993,402   15,554,359       0.3%
    Akka Technologies                                               51,478    3,104,448       0.1%
    Albioma SA                                                     128,585    3,065,190       0.1%
    Altamir                                                        129,576    2,336,516       0.1%
    Alten SA                                                       142,403   12,462,595       0.2%
    Altran Technologies SA                                         771,932   14,276,709       0.3%
#*  Antalis International SAS                                       80,106      195,010       0.0%
    April SA                                                        74,473    1,240,276       0.0%
#*  Archos                                                         138,714      114,697       0.0%
    Arkema SA                                                       89,551   11,313,098       0.2%
    Assystem                                                        62,252    2,408,763       0.1%
    Aubay                                                           31,239    1,257,600       0.0%
    Axway Software SA                                               35,286      970,201       0.0%
    Bastide le Confort Medical                                      14,882      801,624       0.0%
    Beneteau SA                                                    216,231    3,890,098       0.1%
*   Bigben Interactive                                              39,004      612,796       0.0%
    BioMerieux                                                      91,219    7,154,934       0.1%
    Boiron SA                                                       38,163    3,445,676       0.1%
    Bonduelle SCA                                                   79,100    3,733,305       0.1%
#   Bourbon Corp.                                                   97,879      874,498       0.0%
    Burelle SA                                                       1,252    1,871,034       0.0%
#   Casino Guichard Perrachon SA                                    87,420    4,991,632       0.1%
    Catering International Services                                 14,124      282,177       0.0%
#*  Cegedim SA                                                      25,022      973,875       0.0%
#*  CGG SA                                                          97,011      463,313       0.0%
    Chargeurs SA(5021318)                                          107,537    3,033,528       0.1%
*   Chargeurs SA(BDH48T0)                                            1,205       32,312       0.0%
    Cie des Alpes                                                   48,126    1,526,479       0.0%
    Cie Plastic Omnium SA                                          312,439   13,027,933       0.2%
*   Coface SA                                                      364,884    3,986,824       0.1%
    Derichebourg SA                                                584,687    6,234,431       0.1%
    Devoteam SA                                                     28,114    2,627,255       0.1%
    Dom Security                                                     2,414      172,884       0.0%
#   Edenred                                                      1,222,953   35,256,073       0.6%
    Electricite de Strasbourg SA                                    21,168    3,079,690       0.1%
    Elior Group SA                                                 578,748   16,435,422       0.3%
#   Elis SA                                                        500,629   13,052,484       0.2%
*   Eramet                                                          45,347    3,734,686       0.1%
*   Esso SA Francaise                                               15,303    1,044,752       0.0%
*   Etablissements Maurel et Prom                                   16,344       69,304       0.0%
    Euler Hermes Group                                              62,021    7,195,143       0.1%
    Euronext NV                                                    291,850   17,333,173       0.3%
    Europcar Groupe SA                                             387,193    5,537,470       0.1%
#   Eutelsat Communications SA                                     499,917   12,521,906       0.2%
    Exel Industries Class A                                         10,330    1,373,467       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FRANCE -- (Continued)
    Faurecia                                                       306,467 $22,278,725       0.4%
    Fleury Michon SA                                                 5,962     352,342       0.0%
*   Fnac Darty SA                                                   80,703   7,627,586       0.1%
    Gaumont SA                                                      13,521   1,568,653       0.0%
#   Gaztransport Et Technigaz SA                                   115,771   5,666,425       0.1%
    GEA                                                              2,433     255,014       0.0%
    Gevelot SA                                                       3,466     811,939       0.0%
    GL Events                                                       48,992   1,492,503       0.0%
    Groupe Crit                                                     23,123   2,182,143       0.0%
    Groupe Eurotunnel SE                                         1,656,217  20,813,393       0.4%
#*  Groupe Gorge                                                    22,858     512,449       0.0%
    Groupe Open                                                     28,476     961,786       0.0%
#   Guerbet                                                         32,440   2,920,538       0.1%
#   Haulotte Group SA                                               74,466   1,357,070       0.0%
    HERIGE SADCS                                                     4,147     184,017       0.0%
#*  HiPay Group SA                                                  24,579     388,703       0.0%
*   ID Logistics Group                                               8,079   1,387,114       0.0%
    Imerys SA                                                      142,632  12,987,459       0.2%
#   Ingenico Group SA                                              301,300  29,258,749       0.5%
    Interparfums SA                                                 51,788   1,930,614       0.0%
    Ipsen SA                                                       115,089  13,915,124       0.3%
    IPSOS                                                          185,468   6,854,775       0.1%
    Jacquet Metal Service                                           70,664   2,285,119       0.0%
    Kaufman & Broad SA                                              80,346   3,550,364       0.1%
    Korian SA                                                      231,307   7,517,060       0.1%
    Lagardere SCA                                                  673,857  22,190,928       0.4%
    Lanson-BCC                                                       8,795     335,391       0.0%
    Laurent-Perrier                                                 12,613   1,182,894       0.0%
    Le Belier                                                        5,812     319,173       0.0%
    Le Noble Age                                                    29,442   2,064,110       0.0%
    Lectra                                                         133,460   3,905,488       0.1%
#   Linedata Services                                               11,036     503,276       0.0%
    LISI                                                            96,951   4,450,396       0.1%
    Maisons France Confort SA                                       15,908   1,111,291       0.0%
    Manitou BF SA                                                   49,876   1,976,226       0.0%
    Manutan International                                           14,076   1,388,482       0.0%
    Mersen SA                                                      117,956   5,177,167       0.1%
#*  METabolic EXplorer SA                                          151,621     392,175       0.0%
    Metropole Television SA                                        290,250   6,710,196       0.1%
    MGI Coutier                                                     56,783   2,305,462       0.1%
    Mr Bricolage                                                    30,731     602,804       0.0%
#*  Naturex                                                         33,826   3,841,529       0.1%
    Neopost SA                                                     196,501   7,243,151       0.1%
    Nexans SA                                                      184,272  12,060,121       0.2%
    Nexity SA                                                      216,719  13,320,017       0.2%
#*  Nicox                                                          136,752   1,399,691       0.0%
*   NRJ Group                                                       73,487     927,618       0.0%
#   Oeneo SA                                                       136,683   1,506,416       0.0%
#*  Onxeo SA(B04P0G6)                                              246,319     407,528       0.0%
#*  Onxeo SA(BPFJVR0)                                               48,958      81,127       0.0%
    Orpea                                                          178,098  21,337,715       0.4%
#*  Parrot SA                                                      110,259   1,374,681       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
FRANCE -- (Continued)
    PCAS                                                             6,508 $   128,304       0.0%
*   Pierre & Vacances SA                                            29,314   1,567,774       0.0%
    Plastivaloire                                                   40,938   1,048,312       0.0%
    PSB Industries SA                                                8,574     474,364       0.0%
#   Rallye SA                                                      139,003   2,376,465       0.1%
#*  Recylex SA                                                      22,486     369,275       0.0%
    Rexel SA                                                     1,596,995  28,477,648       0.5%
#   Robertet SA                                                      3,476   1,625,652       0.0%
    Rothschild & Co.                                                31,593   1,134,588       0.0%
#   Rubis SCA                                                      466,180  29,254,014       0.5%
    Samse SA                                                         8,068   1,476,377       0.0%
    Sartorius Stedim Biotech                                       101,854   6,941,415       0.1%
    Savencia SA                                                     33,010   3,153,164       0.1%
    SEB SA                                                          40,684   7,581,684       0.1%
    Seche Environnement SA                                          12,173     441,009       0.0%
#*  Sequana SA                                                     289,137     269,488       0.0%
#*  SES-imagotag SA                                                  8,385     288,614       0.0%
    Societe BIC SA                                                     719      75,920       0.0%
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco    60,258   2,949,046       0.1%
    Societe Marseillaise du Tunnel Prado-Carenage SA                 3,434      86,783       0.0%
#   Societe pour l'Informatique Industrielle                        39,961   1,035,221       0.0%
*   SOITEC                                                          87,729   6,903,879       0.1%
#*  Solocal Group                                                3,289,445   3,639,475       0.1%
    Somfy SA                                                       104,615  10,596,031       0.2%
    Sopra Steria Group                                              74,602  13,994,786       0.3%
    SPIE SA                                                        434,521  11,432,857       0.2%
*   Stallergenes Greer P.L.C.                                       14,875     762,428       0.0%
#*  Ste Industrielle d'Aviation Latecoere SA                       362,344   2,295,668       0.0%
    Stef SA                                                         28,044   3,100,067       0.1%
    Sword Group                                                     35,526   1,456,937       0.0%
    Synergie SA                                                     69,728   3,776,776       0.1%
    Tarkett SA                                                     121,413   5,164,743       0.1%
    Technicolor SA                                               1,482,868   5,254,685       0.1%
    Teleperformance                                                253,057  36,957,477       0.7%
    Television Francaise 1                                         615,411   8,749,662       0.2%
    Tessi SA                                                         6,874   1,390,181       0.0%
    TFF Group                                                        5,065     925,720       0.0%
#   Thermador Groupe                                                15,556   1,901,455       0.0%
    Total Gabon                                                      1,515     248,176       0.0%
*   Touax SA                                                         8,812     138,761       0.0%
    Trigano SA                                                      46,958   7,577,721       0.1%
*   Ubisoft Entertainment SA                                       521,852  39,817,112       0.7%
    Union Financiere de France BQE SA                               16,855     637,904       0.0%
#*  Vallourec SA                                                 1,629,822   8,914,161       0.2%
#*  Valneva SE                                                     313,427   1,014,910       0.0%
    Vetoquinol SA                                                   17,183   1,108,945       0.0%
    Vicat SA                                                        88,509   6,846,212       0.1%
    VIEL & Cie SA                                                  161,700   1,006,668       0.0%
    Vilmorin & Cie SA                                               28,529   2,747,239       0.1%
#*  Virbac SA                                                       22,063   2,840,703       0.1%
    Vranken-Pommery Monopole SA                                     18,262     512,613       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
FRANCE -- (Continued)
*   Worldline SA                                                  49,810 $  2,435,648       0.1%
                                                                         ------------      ----
TOTAL FRANCE                                                              798,204,712      13.9%
                                                                         ------------      ----
GERMANY -- (14.8%)
    Aareal Bank AG                                               400,002   16,631,037       0.3%
*   Adler Modemaerkte AG                                          43,741      296,945       0.0%
#*  ADLER Real Estate AG                                         152,507    2,363,067       0.0%
    ADO Properties SA                                             66,737    3,299,303       0.1%
#*  ADVA Optical Networking SE                                   227,659    1,429,706       0.0%
*   AIXTRON SE                                                   634,440    9,903,954       0.2%
    All for One Steeb AG                                             569       40,313       0.0%
    Allgeier SE                                                   28,772      763,044       0.0%
    Amadeus Fire AG                                               30,551    2,800,740       0.1%
*   AS Creation Tapeten                                            7,109      179,086       0.0%
    Atoss Software AG                                                193       16,411       0.0%
#   Aurubis AG                                                   190,068   15,575,386       0.3%
#   Axel Springer SE                                             217,339   14,633,448       0.3%
    Basler AG                                                      5,657    1,151,896       0.0%
    Bauer AG                                                      53,409    1,728,614       0.0%
    BayWa AG(5838057)                                             81,254    3,175,471       0.1%
    BayWa AG(5838068)                                                124        4,916       0.0%
    Bechtle AG                                                   158,870   12,715,311       0.2%
#   Bertrandt AG                                                  27,357    2,580,978       0.1%
    Bijou Brigitte AG                                             19,732    1,237,943       0.0%
#   Bilfinger SE                                                 178,040    7,182,914       0.1%
#   Biotest AG                                                    60,306    1,907,609       0.0%
    Borussia Dortmund GmbH & Co. KGaA                            478,728    3,982,695       0.1%
#   CANCOM SE                                                     89,872    6,639,230       0.1%
    Carl Zeiss Meditec AG                                        180,477    9,623,618       0.2%
    CECONOMY AG                                                  509,047    6,644,554       0.1%
    CENIT AG                                                      49,616    1,174,042       0.0%
    CENTROTEC Sustainable AG                                      44,813      969,402       0.0%
    Cewe Stiftung & Co. KGAA                                      30,681    3,008,211       0.1%
    Comdirect Bank AG                                            181,201    2,511,861       0.1%
    CompuGroup Medical SE                                        118,208    6,806,151       0.1%
*   Constantin Medien AG                                         333,881      739,059       0.0%
    CropEnergies AG                                              118,349    1,253,648       0.0%
    CTS Eventim AG & Co. KGaA                                    219,481    9,078,279       0.2%
    Data Modul AG                                                 11,455    1,024,189       0.0%
#   Delticom AG                                                   28,981      432,244       0.0%
    Deutsche Beteiligungs AG                                      62,896    3,197,695       0.1%
#   Deutsche EuroShop AG                                         220,384    8,054,958       0.1%
    Deutsche Pfandbriefbank AG                                   298,169    4,291,608       0.1%
    Deutz AG                                                     599,311    5,077,051       0.1%
*   Dialog Semiconductor P.L.C.                                  382,079   19,089,174       0.3%
    DIC Asset AG                                                 276,567    3,252,247       0.1%
    Diebold Nixdorf AG                                            11,893      997,459       0.0%
    DMG Mori AG                                                   33,168    1,920,461       0.0%
    Dr Hoenle AG                                                  25,078    1,161,930       0.0%
    Draegerwerk AG & Co. KGaA                                     16,396    1,455,026       0.0%
    Drillisch AG                                                 227,365   16,129,551       0.3%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
GERMANY -- (Continued)
    Duerr AG                                                       143,919 $19,916,912       0.4%
    Eckert & Ziegler AG                                             18,549     785,607       0.0%
    EDAG Engineering Group AG                                        8,012     124,766       0.0%
    Elmos Semiconductor AG                                          57,683   1,626,336       0.0%
#   ElringKlinger AG                                               167,277   2,925,561       0.1%
*   Euromicron AG                                                   43,500     441,880       0.0%
*   Evotec AG                                                    1,078,504  22,950,178       0.4%
#   Ferratum Oyj                                                    23,569     745,934       0.0%
    Fielmann AG                                                    112,225   9,860,988       0.2%
*   First Sensor AG                                                 25,287     622,896       0.0%
    Francotyp-Postalia Holding AG Class A                           53,729     305,864       0.0%
    Fraport AG Frankfurt Airport Services Worldwide                 52,289   4,968,692       0.1%
    Freenet AG                                                     763,964  25,583,539       0.5%
    Fuchs Petrolub SE                                              147,225   7,331,681       0.1%
    Gerresheimer AG                                                193,393  15,468,775       0.3%
    Gerry Weber International AG                                   112,020   1,392,359       0.0%
    Gesco AG                                                        46,440   1,655,306       0.0%
#   GFT Technologies SE                                             88,655   1,331,408       0.0%
    Grammer AG                                                      78,618   4,567,785       0.1%
    GRENKE AG                                                      109,860  10,758,757       0.2%
*   H&R GmbH & Co. KGaA                                             45,545     806,230       0.0%
    Hamburger Hafen und Logistik AG                                134,558   4,297,209       0.1%
#*  Heidelberger Druckmaschinen AG                               1,506,720   6,023,433       0.1%
    Hella GmbH & Co KGaA                                           175,673  10,611,312       0.2%
*   Highlight Communications AG                                     94,846     554,354       0.0%
*   HolidayCheck Group AG                                          149,489     494,279       0.0%
    Hornbach Baumarkt AG                                            24,400     890,944       0.0%
#   Hugo Boss AG                                                   314,787  28,154,350       0.5%
    Indus Holding AG                                               128,956   9,044,870       0.2%
#   Init Innovation In Traffic Systems AG                           25,337     575,795       0.0%
    Isra Vision AG                                                  18,038   3,509,907       0.1%
    Jenoptik AG                                                    267,173   9,004,884       0.2%
#   K+S AG                                                       1,020,067  24,799,642       0.4%
    KION Group AG                                                   11,207     897,991       0.0%
    Kloeckner & Co. SE                                             526,099   6,204,327       0.1%
#   Koenig & Bauer AG                                               72,702   5,660,368       0.1%
#   Krones AG                                                       75,365   9,535,086       0.2%
    KSB AG                                                           3,466   1,878,932       0.0%
    KWS Saat SE                                                     15,926   6,709,865       0.1%
    Lanxess AG                                                     471,353  36,958,137       0.6%
    LEG Immobilien AG                                              331,263  33,743,929       0.6%
    Leifheit AG                                                     40,972   1,456,967       0.0%
    Leoni AG                                                       197,115  13,114,656       0.2%
#*  LPKF Laser & Electronics AG                                     67,178     689,554       0.0%
#*  Manz AG                                                         22,318     995,729       0.0%
    MasterFlex SE                                                   19,347     180,482       0.0%
*   Mediclin AG                                                     88,966     585,864       0.0%
#*  Medigene AG                                                     56,083     839,011       0.0%
    MLP SE                                                         341,683   2,362,895       0.0%
    MTU Aero Engines AG                                            144,099  24,384,649       0.4%
    Nemetschek SE                                                  107,874   9,645,146       0.2%
    Nexus AG                                                        62,008   1,887,592       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
GERMANY -- (Continued)
#*  Nordex SE                                                    307,691 $ 3,195,457       0.1%
    Norma Group SE                                               202,672  13,812,848       0.2%
    OHB SE                                                        34,003   1,657,201       0.0%
    OSRAM Licht AG                                               280,364  21,467,400       0.4%
#   paragon AG                                                     9,842     856,209       0.0%
*   Patrizia Immobilien AG                                       289,524   6,132,814       0.1%
*   Petro Welt Technologies AG                                     6,474      46,210       0.0%
    Pfeiffer Vacuum Technology AG                                 52,225   8,385,156       0.2%
    PNE Wind AG                                                  374,040   1,126,429       0.0%
    Progress-Werk Oberkirch AG                                     7,571     427,643       0.0%
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                                     35,112     786,563       0.0%
    Puma SE                                                       10,528   4,755,416       0.1%
*   PVA TePla AG                                                  50,786     401,775       0.0%
#   QIAGEN NV                                                    701,160  23,788,035       0.4%
#   QSC AG                                                       511,878   1,023,437       0.0%
#   R Stahl AG                                                    14,952     554,968       0.0%
    Rational AG                                                   14,449   9,533,141       0.2%
    Rheinmetall AG                                               234,011  27,793,104       0.5%
    RHOEN-KLINIKUM AG                                            233,180   8,143,590       0.1%
#   RIB Software SE                                              197,541   4,872,987       0.1%
#   S&T AG                                                       302,176   5,847,337       0.1%
    SAF-Holland SA                                               337,748   6,704,713       0.1%
    Salzgitter AG                                                220,205  10,654,067       0.2%
#*  Schaltbau Holding AG                                          27,311     955,270       0.0%
    Schloss Wachenheim AG                                          7,479     189,160       0.0%
#   Secunet Security Networks AG                                   3,012     294,301       0.0%
*   SGL Carbon SE                                                 91,937   1,449,990       0.0%
    SHW AG                                                        25,624   1,018,682       0.0%
*   Siltronic AG                                                  76,944  11,483,713       0.2%
    Sixt Leasing SE                                               23,976     529,915       0.0%
#   Sixt SE                                                       80,910   7,573,180       0.1%
#   SMA Solar Technology AG                                       66,507   3,095,603       0.1%
*   SMT Scharf AG                                                 18,103     276,882       0.0%
#   Softing AG                                                    22,353     239,331       0.0%
    Software AG                                                  309,788  15,746,534       0.3%
    Stabilus SA                                                   96,904   8,849,672       0.2%
#   STRATEC Biomedical AG                                          7,926     577,039       0.0%
#   Stroeer SE & Co. KGaA                                        118,799   7,597,642       0.1%
    Suedzucker AG                                                438,206   8,683,875       0.2%
*   SUESS MicroTec SE                                            113,887   2,192,245       0.0%
    Surteco SE                                                    34,439   1,032,497       0.0%
    TAG Immobilien AG                                            828,939  14,290,798       0.3%
    Takkt AG                                                     165,742   3,444,178       0.1%
    Technotrans AG                                                34,509   2,003,538       0.0%
*   Tele Columbus AG                                             133,073   1,387,845       0.0%
    TLG Immobilien AG                                            301,933   7,003,573       0.1%
#*  Tom Tailor Holding SE                                        189,809   1,957,806       0.0%
#   Uniper SE                                                    312,671   8,785,613       0.2%
    VERBIO Vereinigte BioEnergie AG                              127,536   1,197,863       0.0%
*   Vossloh AG                                                    68,437   4,335,596       0.1%
#   VTG AG                                                        80,128   4,627,572       0.1%
    Wacker Chemie AG                                              74,710  11,668,194       0.2%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
GERMANY -- (Continued)
    Wacker Neuson SE                                               152,874 $  4,979,282       0.1%
    Washtec AG                                                      53,359    4,725,966       0.1%
    Wuestenrot & Wuerttembergische AG                               39,402    1,057,948       0.0%
    XING SE                                                         16,563    4,920,585       0.1%
    Zeal Network SE                                                 40,531    1,089,201       0.0%
                                                                           ------------      ----
TOTAL GERMANY                                                               919,223,637      16.0%
                                                                           ------------      ----
HONG KONG -- (0.1%)
    Papeles y Cartones de Europa SA                                302,916    3,147,046       0.1%
                                                                           ------------      ----
IRELAND -- (1.2%)
    C&C Group P.L.C.(B010DT8)                                      399,607    1,377,649       0.0%
    C&C Group P.L.C.(B011Y09)                                    1,085,694    3,716,709       0.1%
    Datalex P.L.C.                                                  79,537      329,208       0.0%
*   FBD Holdings P.L.C.                                            125,459    1,315,274       0.0%
    Glanbia P.L.C.(0066950)                                        700,613   13,448,720       0.2%
    Glanbia P.L.C.(4058629)                                        214,971    4,157,914       0.1%
    IFG Group P.L.C.                                               302,015      643,769       0.0%
*   Independent News & Media P.L.C.                              1,915,415      243,639       0.0%
    Irish Continental Group P.L.C.(BLP5857)                        485,129    3,231,512       0.1%
    Irish Continental Group P.L.C.(BLP59W1)                        234,200    1,541,810       0.0%
    Kingspan Group P.L.C.                                          734,997   30,725,971       0.5%
    Smurfit Kappa Group P.L.C.                                     536,543   16,005,652       0.3%
                                                                           ------------      ----
TOTAL IRELAND                                                                76,737,827       1.3%
                                                                           ------------      ----
ISRAEL -- (2.5%)
#*  ADO Group, Ltd.                                                 82,297    1,667,945       0.0%
    Afcon Holdings, Ltd.                                               482       22,076       0.0%
*   Africa Israel Properties, Ltd.                                  87,019    2,061,909       0.0%
    Africa Israel Residences, Ltd.                                     594       11,522       0.0%
#*  Airport City, Ltd.                                             421,822    5,395,768       0.1%
#   Albaad Massuot Yitzhak, Ltd.                                     1,142       16,862       0.0%
*   Allot Communications, Ltd.                                     143,349      779,398       0.0%
    Alony Hetz Properties & Investments, Ltd.                      115,242    1,191,887       0.0%
#   Alrov Properties and Lodgings, Ltd.                             48,457    1,551,741       0.0%
    Amot Investments, Ltd.                                         637,210    3,760,767       0.1%
    Arad, Ltd.                                                       2,169       21,742       0.0%
#*  Arko Holdings, Ltd.                                            559,380      222,079       0.0%
    Ashtrom Properties, Ltd.                                        57,507      296,507       0.0%
*   AudioCodes, Ltd.                                               165,181    1,138,953       0.0%
    Avgol Industries 1953, Ltd.                                    435,107      562,367       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.         405,707      472,510       0.0%
    Bayside Land Corp.                                               4,564    2,128,233       0.1%
#   Big Shopping Centers, Ltd.                                      27,978    2,045,765       0.0%
*   BioLine RX, Ltd.                                                70,234       71,998       0.0%
#   Blue Square Real Estate, Ltd.                                   32,443    1,336,864       0.0%
#*  Brack Capital Properties NV                                     30,484    3,328,320       0.1%
*   Camtek, Ltd.                                                    19,052      109,324       0.0%
    Carasso Motors, Ltd.                                            66,855      549,284       0.0%
#*  Cellcom Israel, Ltd.                                           310,154    3,003,277       0.1%
*   Ceragon Networks, Ltd.                                         273,951      572,665       0.0%
#*  Clal Biotechnology Industries, Ltd.                            291,561      269,731       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
ISRAEL -- (Continued)
*   Clal Insurance Enterprises Holdings, Ltd.                      123,888 $2,376,775       0.1%
    Cohen Development & Industrial Buildings, Ltd.                   3,184     66,909       0.0%
*   Compugen, Ltd.                                                 185,531    566,781       0.0%
    Danel Adir Yeoshua, Ltd.                                         6,246    298,666       0.0%
#   Delek Automotive Systems, Ltd.                                 204,232  1,534,572       0.0%
#   Delta-Galil Industries, Ltd.                                    72,570  2,373,482       0.1%
#   Direct Insurance Financial Investments, Ltd.                    89,972  1,006,045       0.0%
    DS Apex Holdings, Ltd.                                          44,186    171,792       0.0%
    El Al Israel Airlines                                        1,852,806  1,013,233       0.0%
    Electra Consumer Products 1970, Ltd.                            50,581  1,009,419       0.0%
    Electra, Ltd.                                                   10,539  2,399,275       0.1%
    Elron Electronic Industries, Ltd.                               92,425    448,232       0.0%
    Energix-Renewable Energies, Ltd.                               574,896    533,159       0.0%
*   Enlight Renewable Energy, Ltd.                                 818,759    373,406       0.0%
*   Equital, Ltd.                                                   16,997    391,191       0.0%
#*  Evogene, Ltd.                                                   70,559    298,455       0.0%
    First International Bank Of Israel, Ltd.                       233,290  4,429,080       0.1%
    FMS Enterprises Migun, Ltd.                                     18,743    734,848       0.0%
*   Foresight Autonomous Holdings, Ltd.                             67,181     78,182       0.0%
#   Formula Systems 1985, Ltd.                                      55,198  2,278,855       0.1%
    Fox Wizel, Ltd.                                                 43,951    911,645       0.0%
*   Gilat Satellite Networks, Ltd.                                 200,464  1,429,827       0.0%
*   Hadera Paper, Ltd.                                              15,464  1,060,306       0.0%
    Hamlet Israel-Canada, Ltd.                                      21,370    404,466       0.0%
    Harel Insurance Investments & Financial Services, Ltd.         636,496  4,351,138       0.1%
#   Hilan, Ltd.                                                     60,701  1,196,132       0.0%
    IDI Insurance Co., Ltd.                                         33,039  2,212,533       0.1%
#*  Industrial Buildings Corp., Ltd.                               536,124    787,736       0.0%
#   Inrom Construction Industries, Ltd.                            290,531  1,297,209       0.0%
*   Intec Pharma, Ltd.                                              15,263    125,753       0.0%
*   Israel Discount Bank, Ltd. Class A                           2,586,064  6,869,588       0.1%
#   Israel Land Development Co., Ltd. (The)                         23,613    235,685       0.0%
    Isras Investment Co., Ltd.                                         919    108,317       0.0%
*   Issta Lines, Ltd.                                                2,915     60,390       0.0%
*   Jerusalem Oil Exploration                                       50,465  2,700,875       0.1%
#*  Kamada, Ltd.                                                   160,188    797,673       0.0%
*   Kenon Holdings, Ltd.                                            54,892    943,637       0.0%
    Kerur Holdings, Ltd.                                            24,373    743,002       0.0%
    Klil Industries, Ltd.                                            5,219    455,209       0.0%
    Maabarot Products, Ltd.                                         21,999    399,043       0.0%
    Magic Software Enterprises, Ltd.                               107,519    916,461       0.0%
#   Matrix IT, Ltd.                                                207,149  2,276,425       0.1%
#   Maytronics, Ltd.                                               197,821    905,808       0.0%
#*  Mazor Robotics, Ltd.                                           228,777  7,357,311       0.1%
    Mediterranean Towers, Ltd.                                      30,691     55,131       0.0%
    Mega Or Holdings, Ltd.                                          33,768    404,968       0.0%
    Melisron, Ltd.                                                  73,243  3,832,114       0.1%
    Menora Mivtachim Holdings, Ltd.                                137,944  1,705,483       0.0%
    Migdal Insurance & Financial Holding, Ltd.                   2,192,100  2,548,735       0.1%
#   Mivtach Shamir Holdings, Ltd.                                   22,547    475,989       0.0%
    Naphtha Israel Petroleum Corp., Ltd.                           195,407  1,127,716       0.0%
#   Nawi Brothers, Ltd.                                             52,146    281,484       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
ISRAEL -- (Continued)
    Neto ME Holdings, Ltd.                                           8,739 $    873,166       0.0%
*   Nova Measuring Instruments, Ltd.                               152,942    4,665,671       0.1%
    Oil Refineries, Ltd.                                         6,695,603    3,444,469       0.1%
*   Partner Communications Co., Ltd.                               628,933    3,352,819       0.1%
    Paz Oil Co., Ltd.                                               32,724    5,343,864       0.1%
*   Perion Network, Ltd.                                            16,455       17,199       0.0%
*   Phoenix Holdings, Ltd. (The)                                   356,371    1,763,504       0.0%
    Plasson Industries, Ltd.                                        16,626      788,352       0.0%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.            36,756    1,799,441       0.0%
#*  Redhill Biopharma, Ltd.                                        123,969      110,613       0.0%
    Scope Metals Group, Ltd.                                        33,909      949,757       0.0%
#   Shapir Engineering and Industry, Ltd.                          417,649    1,464,748       0.0%
#   Shikun & Binui, Ltd.                                         1,180,819    2,785,409       0.1%
    Shufersal, Ltd.                                                411,270    2,613,649       0.1%
*   Space Communication, Ltd.                                       17,611       93,679       0.0%
    Strauss Group, Ltd.                                            179,343    3,653,879       0.1%
    Summit Real Estate Holdings, Ltd.                              144,154    1,101,103       0.0%
#*  Suny Cellular Communication, Ltd.                              133,032       91,009       0.0%
#   Tadiran Holdings, Ltd.                                          12,911      354,487       0.0%
*   Tower Semiconductor, Ltd.                                      405,114   13,418,296       0.2%
#*  Union Bank of Israel                                           199,952    1,015,210       0.0%
                                                                           ------------       ---
TOTAL ISRAEL                                                                153,649,964       2.7%
                                                                           ------------       ---
ITALY -- (10.2%)
    A2A SpA                                                      9,175,761   15,757,730       0.3%
    ACEA SpA                                                       320,299    5,214,390       0.1%
#*  Aedes SIIQ SpA                                                  87,868       46,696       0.0%
#*  Aeffe SpA                                                      190,047      545,741       0.0%
    Aeroporto Guglielmo Marconi Di Bologna SpA                      26,387      467,643       0.0%
    Amplifon SpA                                                   499,526    7,587,952       0.1%
    Anima Holding SpA                                            1,399,884   10,644,263       0.2%
*   Ansaldo STS SpA                                                572,443    7,900,054       0.1%
*   Arnoldo Mondadori Editore SpA                                  838,719    2,171,447       0.0%
    Ascopiave SpA                                                  446,360    1,875,520       0.0%
#   Astaldi SpA                                                    309,909    2,145,786       0.0%
    Autogrill SpA                                                  712,126    9,312,962       0.2%
    Azimut Holding SpA                                             599,714   11,837,989       0.2%
    B&C Speakers SpA                                                 5,774       90,997       0.0%
#*  Banca Carige SpA                                             2,433,018      592,457       0.0%
    Banca Finnat Euramerica SpA                                    616,149      304,703       0.0%
    Banca Generali SpA                                             298,248    9,812,666       0.2%
    Banca IFIS SpA                                                 143,766    7,832,808       0.1%
    Banca Mediolanum SpA                                         1,460,296   12,442,400       0.2%
*   Banca Monte dei Paschi di Siena SpA                             19,884      109,325       0.0%
    Banca Popolare di Sondrio SCPA                               2,378,886    9,410,469       0.2%
#   Banca Profilo SpA                                            1,630,498      476,141       0.0%
#   Banca Sistema SpA                                              229,369      645,636       0.0%
#*  Banco BPM SpA                                                9,344,575   32,536,729       0.6%
    Banco di Desio e della Brianza SpA                             224,677      640,668       0.0%
#   BasicNet SpA                                                   184,584      757,433       0.0%
#   BE                                                             392,662      411,539       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
ITALY -- (Continued)
    Biesse SpA                                                      77,853 $ 3,468,323       0.1%
#   BPER Banca                                                   2,916,839  14,198,528       0.3%
    Brembo SpA                                                     786,058  12,976,156       0.2%
    Brunello Cucinelli SpA                                         162,873   5,466,382       0.1%
#   Buzzi Unicem SpA                                               436,021  12,138,730       0.2%
#   Cairo Communication SpA                                        420,197   2,128,554       0.0%
*   Caltagirone Editore SpA                                          6,277      10,075       0.0%
*   Carraro SpA                                                    144,329     743,024       0.0%
    Cembre SpA                                                      39,607   1,106,697       0.0%
    Cementir Holding SpA                                           334,012   2,834,449       0.1%
    Cerved Information Solutions SpA                             1,104,560  14,205,482       0.3%
    CIR-Compagnie Industriali Riunite SpA                        2,176,173   3,271,056       0.1%
    Credito Emiliano SpA                                           500,176   4,382,351       0.1%
#*  Credito Valtellinese SpA                                       726,041   2,571,020       0.1%
#*  d'Amico International Shipping SA                            1,300,549     395,490       0.0%
    Danieli & C Officine Meccaniche SpA                             77,951   1,866,115       0.0%
    Datalogic SpA                                                  113,651   4,509,605       0.1%
    Davide Campari-Milano SpA                                      573,518   4,592,016       0.1%
    De' Longhi SpA                                                 282,509   9,259,604       0.2%
    DeA Capital SpA                                                617,167     952,708       0.0%
    DiaSorin SpA                                                   119,477  10,868,237       0.2%
    Digital Bros SpA                                                16,321     239,037       0.0%
    Ei Towers SpA                                                   98,236   5,742,670       0.1%
    El.En. SpA                                                      59,126   1,673,437       0.0%
*   Elica SpA                                                       59,393     198,908       0.0%
    Emak SpA                                                       283,893     612,552       0.0%
    Enav SpA                                                       130,298     620,258       0.0%
    ePrice SpA                                                      99,656     353,173       0.0%
    ERG SpA                                                        389,038   6,498,636       0.1%
#   Esprinet SpA                                                   169,978     814,738       0.0%
#*  Eurotech SpA                                                    90,850     143,571       0.0%
*   Exprivia SpA                                                    97,125     194,250       0.0%
    Falck Renewables SpA                                           829,129   1,443,342       0.0%
    Fila SpA                                                        80,884   1,755,205       0.0%
*   Fincantieri SpA                                              2,805,427   3,486,441       0.1%
    FinecoBank Banca Fineco SpA                                  2,170,080  20,296,722       0.4%
    FNM SpA                                                        747,367     594,666       0.0%
#*  GEDI Gruppo Editoriale SpA                                     890,168     791,883       0.0%
    Gefran SpA                                                      26,531     336,569       0.0%
#   Geox SpA                                                       478,801   2,090,527       0.0%
    Gruppo MutuiOnline SpA                                         121,224   1,863,861       0.0%
    Hera SpA                                                     4,361,983  14,032,813       0.3%
*   IMMSI SpA                                                    1,202,186     895,213       0.0%
    Industria Macchine Automatiche SpA                              77,886   6,984,240       0.1%
    Infrastrutture Wireless Italiane SpA                           891,328   6,091,719       0.1%
#*  Intek Group SpA                                              1,768,514     617,960       0.0%
    Interpump Group SpA                                            418,191  14,075,846       0.3%
    Iren SpA                                                     3,440,708   9,467,109       0.2%
    Italgas SpA                                                  2,773,719  16,204,602       0.3%
    Italmobiliare SpA                                               33,877     911,641       0.0%
    IVS Group SA                                                    45,930     726,828       0.0%
#*  Juventus Football Club SpA                                   2,763,968   2,404,901       0.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
ITALY -- (Continued)
    La Doria SpA                                                    67,081 $  1,271,045       0.0%
#   Maire Tecnimont SpA                                            695,706    3,900,935       0.1%
#   MARR SpA                                                       191,199    4,882,654       0.1%
    Massimo Zanetti Beverage Group SpA                              26,781      259,103       0.0%
#*  Mediaset SpA                                                 4,201,139   15,425,606       0.3%
    Moncler SpA                                                    730,401   20,735,047       0.4%
#   Mondo TV SpA                                                    43,191      311,061       0.0%
    Nice SpA                                                       117,061      503,007       0.0%
*   Openjobmetis SpA agenzia per il lavoro                          18,062      293,610       0.0%
    OVS SpA                                                        790,707    5,912,786       0.1%
#   Panariagroup Industrie Ceramiche SpA                            70,249      523,272       0.0%
    Parmalat SpA                                                   697,227    2,639,521       0.1%
    Piaggio & C SpA                                              1,124,262    3,677,224       0.1%
#*  Prelios SpA                                                    127,326       17,339       0.0%
    Prima Industrie SpA                                             28,822    1,414,936       0.0%
    Prysmian SpA                                                   907,443   31,224,581       0.6%
    RAI Way SpA                                                    313,389    1,900,216       0.0%
    Recordati SpA                                                   29,433    1,367,832       0.0%
#   Reno de Medici SpA                                             840,050      585,422       0.0%
    Reply SpA                                                      103,116    5,480,255       0.1%
#*  Retelit SpA                                                    838,399    1,409,440       0.0%
*   Rizzoli Corriere Della Sera Mediagroup SpA                     644,744      967,140       0.0%
    Sabaf SpA                                                       37,816      922,605       0.0%
    SAES Getters SpA                                                43,539    1,335,198       0.0%
#*  Safilo Group SpA                                               176,776    1,116,535       0.0%
#*  Saipem SpA                                                   3,176,912   13,354,362       0.2%
#   Salini Impregilo SpA                                         1,282,257    5,418,229       0.1%
#   Salvatore Ferragamo SpA                                        262,482    6,888,632       0.1%
    Saras SpA                                                    2,990,342    7,979,853       0.2%
    Servizi Italia SpA                                              48,092      323,193       0.0%
    Sesa SpA                                                        27,680      876,830       0.0%
#*  Snaitech SpA                                                   538,898      964,437       0.0%
    Societa Cattolica di Assicurazioni SC                        1,065,347   11,544,614       0.2%
    Societa Iniziative Autostradali e Servizi SpA                  434,507    7,406,497       0.1%
#*  Sogefi SpA                                                     323,297    1,581,925       0.0%
    SOL SpA                                                        164,650    1,983,998       0.0%
    Tamburi Investment Partners SpA                                462,292    3,277,474       0.1%
    Technogym SpA                                                  317,383    3,087,874       0.1%
#*  Tiscali SpA                                                  9,160,788      419,485       0.0%
#   Tod's SpA                                                       68,456    4,551,719       0.1%
#*  Trevi Finanziaria Industriale SpA                              509,518      336,268       0.0%
    TXT e-solutions SpA                                             28,342      380,386       0.0%
#   Unione di Banche Italiane SpA                                6,512,755   30,567,169       0.5%
    Unipol Gruppo SpA                                            2,574,318   11,609,197       0.2%
    UnipolSai Assicurazioni SpA                                  5,399,198   12,285,572       0.2%
    Vittoria Assicurazioni SpA                                     142,564    1,994,440       0.0%
#*  Yoox Net-A-Porter Group SpA                                    314,880   11,761,915       0.2%
    Zignago Vetro SpA                                              148,808    1,391,500       0.0%
                                                                           ------------      ----
TOTAL ITALY                                                                 633,742,003      11.0%
                                                                           ------------      ----

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
NETHERLANDS -- (5.7%)
    Aalberts Industries NV                                         633,462 $ 31,236,489       0.6%
#   Accell Group                                                   150,045    4,582,398       0.1%
*   AFC Ajax NV                                                     18,134      219,389       0.0%
    AMG Advanced Metallurgical Group NV                            179,772    8,603,936       0.2%
    Amsterdam Commodities NV                                       105,377    2,956,075       0.1%
    APERAM SA                                                      357,841   19,242,037       0.3%
    Arcadis NV                                                     471,130   10,890,465       0.2%
*   Argenx SE                                                        3,349       77,318       0.0%
    ASM International NV                                           339,707   22,765,126       0.4%
*   Basic-Fit NV                                                     9,789      224,750       0.0%
    BE Semiconductor Industries NV                                 226,096   17,767,126       0.3%
#   Beter Bed Holding NV                                           125,035    2,558,508       0.1%
#   BinckBank NV                                                   434,774    2,215,968       0.0%
    Boskalis Westminster                                           594,181   21,239,893       0.4%
#   Brunel International NV                                        138,299    2,350,964       0.0%
    Corbion NV                                                     398,317   13,308,958       0.2%
#   Flow Traders                                                    96,337    2,395,195       0.1%
    ForFarmers NV                                                   26,445      323,289       0.0%
*   Fugro NV                                                       423,589    5,460,390       0.1%
    Gemalto NV(B9MS8P5)                                            306,999   12,149,599       0.2%
    Gemalto NV(B011JK4)                                            231,595    9,166,897       0.2%
    GrandVision NV                                                  37,306      931,082       0.0%
*   Heijmans NV                                                    152,838    1,630,287       0.0%
    Hunter Douglas NV                                               19,933    1,613,996       0.0%
    IMCD Group NV                                                  178,008   11,195,671       0.2%
    Intertrust NV                                                   82,236    1,264,526       0.0%
    KAS Bank NV                                                     87,922    1,019,902       0.0%
    Kendrion NV                                                     87,547    3,828,151       0.1%
    Koninklijke BAM Groep NV                                     2,042,063   11,535,106       0.2%
    Koninklijke Vopak NV                                           447,657   19,375,983       0.3%
*   Lucas Bols NV                                                   11,071      249,521       0.0%
    Nederland Apparatenfabriek                                      28,818    1,344,491       0.0%
#*  OCI NV                                                         510,975   12,121,770       0.2%
#   Ordina NV                                                      859,201    1,486,043       0.0%
    Philips Lighting NV                                             51,117    1,937,382       0.0%
#   PostNL NV                                                    2,815,706   12,000,507       0.2%
    Refresco Group NV                                              279,204    6,455,544       0.1%
*   Rhi Magnesita NV                                               159,105    7,059,518       0.1%
    SBM Offshore NV                                              1,217,053   21,719,672       0.4%
    Sligro Food Group NV                                           159,055    7,154,049       0.1%
*   Telegraaf Media Groep NV                                       170,034    1,129,301       0.0%
    TKH Group NV                                                   256,502   17,272,701       0.3%
*   TomTom NV                                                      971,261   11,065,335       0.2%
    Van Lanschot Kempen NV                                          62,151    1,885,904       0.0%
    Wessanen                                                       484,021    9,193,132       0.2%
                                                                           ------------       ---
TOTAL NETHERLANDS                                                           354,204,344       6.1%
                                                                           ------------       ---
NORWAY -- (2.2%)
    ABG Sundal Collier Holding ASA                               1,986,744    1,379,139       0.0%
    AF Gruppen ASA                                                  29,505      459,174       0.0%
#*  Akastor ASA                                                  1,070,994    2,470,478       0.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
NORWAY -- (Continued)
*   Aker Solutions ASA                                              837,596 $4,605,627       0.1%
    American Shipping Co. ASA                                       234,848    660,602       0.0%
*   Archer, Ltd.                                                    445,511    533,449       0.0%
    Arendals Fossekompani A.S.                                           90     36,417       0.0%
    Atea ASA                                                        408,010  5,147,212       0.1%
    Austevoll Seafood ASA                                           452,355  4,527,775       0.1%
#*  Avance Gas Holding, Ltd.                                        358,569    866,117       0.0%
#*  Axactor AB                                                    5,936,555  2,139,840       0.0%
    Bakkafrost P/F                                                  201,376  8,998,283       0.2%
    Bonheur ASA                                                     140,320  1,420,494       0.0%
    Borregaard ASA                                                  524,093  5,051,085       0.1%
#*  BW LPG, Ltd.                                                    498,904  1,875,547       0.0%
#*  BW Offshore, Ltd.                                               845,823  2,779,002       0.1%
*   DNO ASA                                                       3,859,961  4,689,654       0.1%
#*  DOF ASA                                                       1,898,644    200,137       0.0%
    Ekornes ASA                                                     128,752  1,805,973       0.0%
    Entra ASA                                                       105,617  1,453,607       0.0%
    Europris ASA                                                    202,550    921,902       0.0%
#*  Fred Olsen Energy ASA                                           247,595    681,825       0.0%
#   Frontline, Ltd.                                                 355,409  2,174,693       0.0%
#*  Funcom NV                                                       835,906    223,156       0.0%
    Grieg Seafood ASA                                               283,304  2,690,059       0.1%
#*  Hexagon Composites ASA                                          433,619  1,458,936       0.0%
#   Hoegh LNG Holdings, Ltd.                                        277,724  2,199,173       0.0%
*   Kongsberg Automotive ASA                                      2,171,519  2,555,758       0.1%
    Kongsberg Gruppen ASA                                           107,905  1,969,623       0.0%
*   Kvaerner ASA                                                  1,605,790  3,072,688       0.1%
#*  NEL ASA                                                       3,050,254  1,041,210       0.0%
*   Next Biometrics Group A.S.                                        5,108     41,235       0.0%
#*  Nordic Nanovector ASA                                           178,487  1,828,064       0.0%
#*  Nordic Semiconductor ASA                                        703,953  3,529,557       0.1%
    Norway Royal Salmon ASA                                          50,150    972,972       0.0%
#*  Norwegian Air Shuttle A.S.                                      145,849  4,129,286       0.1%
*   Norwegian Finans Holding ASA                                    172,056  2,149,762       0.0%
    Norwegian Property ASA                                          359,079    441,529       0.0%
#   Ocean Yield ASA                                                 248,488  2,215,147       0.1%
*   Odfjell Drilling, Ltd.                                          185,576    744,591       0.0%
    Odfjell SE Class A                                              134,257    468,021       0.0%
    Olav Thon Eiendomsselskap ASA                                   103,444  2,045,817       0.0%
    Opera Software ASA                                              578,820  1,658,428       0.0%
#*  Petroleum Geo-Services ASA                                    1,859,599  3,058,924       0.1%
#*  PhotoCure ASA                                                    75,346    270,456       0.0%
#*  Prosafe SE                                                      163,111    329,708       0.0%
#   Protector Forsikring ASA                                        366,464  3,993,513       0.1%
*   Q-Free ASA                                                      179,836    181,327       0.0%
#*  REC Silicon ASA                                              13,725,666  1,795,024       0.0%
    Scatec Solar ASA                                                368,087  2,117,564       0.0%
    Selvaag Bolig ASA                                               206,250    753,073       0.0%
#*  Sevan Marine ASA                                                124,800    201,789       0.0%
    Skandiabanken ASA                                               239,796  2,431,917       0.1%
    Solon Eiendom ASA                                                 3,712      8,503       0.0%
#*  Solstad Farstad ASA                                             287,823    210,027       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
NORWAY -- (Continued)
#*  Songa Offshore                                                  184,594 $  1,314,539       0.0%
    SpareBank 1 SR-Bank ASA                                         202,091    2,238,427       0.1%
#   Stolt-Nielsen, Ltd.                                             150,060    2,114,949       0.0%
    TGS NOPEC Geophysical Co. ASA                                   233,862    5,376,537       0.1%
    Tomra Systems ASA                                               626,567    8,747,105       0.2%
#   Treasure ASA                                                    306,583      570,105       0.0%
    Veidekke ASA                                                    441,721    4,949,532       0.1%
*   Wallenius Wilhelmsen Logistics                                  238,765    1,370,006       0.0%
    Wilh Wilhelmsen Holding ASA Class A                              68,304    2,000,842       0.0%
#   XXL ASA                                                         365,271    3,939,117       0.1%
                                                                            ------------       ---
TOTAL NORWAY                                                                 138,286,028       2.4%
                                                                            ------------       ---
PORTUGAL -- (1.1%)
    Altri SGPS SA                                                   566,045    3,616,046       0.1%
#*  Banco Comercial Portugues SA Class R                         67,440,721   20,153,265       0.3%
    CTT-Correios de Portugal SA                                     894,043    5,263,825       0.1%
    EDP Renovaveis SA                                               182,845    1,511,871       0.0%
    Ibersol SGPS SA                                                  30,601      443,697       0.0%
    Mota-Engil SGPS SA                                              850,092    3,414,019       0.1%
    Navigator Co. SA (The)                                        1,987,069   10,134,036       0.2%
    NOS SGPS SA                                                   1,151,099    6,896,837       0.1%
    Novabase SGPS SA                                                 65,729      274,212       0.0%
#   REN - Redes Energeticas Nacionais SGPS SA                     1,570,356    4,986,738       0.1%
    Semapa-Sociedade de Investimento e Gestao                       143,945    2,877,349       0.1%
    Sonae Capital SGPS SA                                           789,547      783,379       0.0%
    Sonae SGPS SA                                                 5,843,514    6,995,772       0.1%
    Teixeira Duarte SA                                              762,296      281,394       0.0%
                                                                            ------------       ---
TOTAL PORTUGAL                                                                67,632,440       1.2%
                                                                            ------------       ---
SPAIN -- (5.2%)
    Acciona SA                                                      206,462   17,095,921       0.3%
    Acerinox SA                                                   1,009,888   14,508,951       0.3%
#*  Adveo Group International SA                                    104,096      333,285       0.0%
    Alantra Partners SA                                              30,357      437,013       0.0%
#   Almirall SA                                                     364,691    3,529,766       0.1%
#*  Amper SA                                                      4,762,732    1,065,068       0.0%
    Applus Services SA                                              726,612   10,160,715       0.2%
    Atresmedia Corp. de Medios de Comunicacion SA                   523,766    5,382,153       0.1%
    Azkoyen SA                                                       67,253      627,955       0.0%
*   Baron de Ley                                                     13,441    1,725,380       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                            460,862   15,830,144       0.3%
    Cellnex Telecom SA                                              909,420   22,573,590       0.4%
    Cia de Distribucion Integral Logista Holdings SA                258,787    6,062,697       0.1%
    Cie Automotive SA                                               302,192    8,980,311       0.2%
    Construcciones y Auxiliar de Ferrocarriles SA                    91,240    3,757,081       0.1%
#*  Deoleo SA                                                     1,526,518      319,266       0.0%
#   Distribuidora Internacional de Alimentacion SA                3,849,981   18,830,191       0.3%
#*  Duro Felguera SA                                                489,623      302,294       0.0%
    Ebro Foods SA                                                   394,140    9,480,447       0.2%
*   eDreams ODIGEO SA                                               354,196    1,097,047       0.0%
    Elecnor SA                                                      199,318    2,816,649       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SPAIN -- (Continued)
    Enagas SA                                                      110,008 $  3,168,641       0.1%
    Ence Energia y Celulosa SA                                   1,118,132    6,486,196       0.1%
#   Ercros SA                                                      815,730    2,640,222       0.0%
    Euskaltel SA                                                   449,314    3,598,106       0.1%
    Faes Farma SA                                                1,544,144    5,233,027       0.1%
    Fluidra SA                                                     301,321    3,052,377       0.1%
*   Fomento de Construcciones y Contratas SA                       180,392    1,912,845       0.0%
    Grupo Catalana Occidente SA                                    229,314    9,652,620       0.2%
*   Grupo Empresarial San Jose SA                                  119,085      421,814       0.0%
#*  Grupo Ezentis SA                                             1,197,792      792,641       0.0%
    Iberpapel Gestion SA                                            42,701    1,331,871       0.0%
*   Indra Sistemas SA                                              761,375   10,940,915       0.2%
    Inmobiliaria Colonial Socimi SA                                977,903    9,310,096       0.2%
    Inmobiliaria del Sur SA                                          2,902       35,826       0.0%
    Laboratorios Farmaceuticos Rovi SA                              68,607    1,280,029       0.0%
#*  Liberbank SA                                                 2,372,859    1,097,055       0.0%
    Mediaset Espana Comunicacion SA                              1,104,946   12,009,628       0.2%
    Melia Hotels International SA                                  689,135    9,426,594       0.2%
    Miquel y Costas & Miquel SA                                     80,076    2,901,438       0.1%
    NH Hotel Group SA                                            1,501,179    9,491,129       0.2%
*   Obrascon Huarte Lain SA                                        926,681    5,196,583       0.1%
    Parques Reunidos Servicios Centrales SAU                         8,582      139,551       0.0%
*   Pharma Mar SA                                                1,078,930    4,121,297       0.1%
    Prim SA                                                         39,424      464,585       0.0%
#*  Promotora de Informaciones SA Class A                          284,300    1,006,469       0.0%
    Prosegur Cia de Seguridad SA                                 1,535,809   11,720,403       0.2%
#*  Quabit Inmobiliaria SA                                         328,377      630,140       0.0%
*   Realia Business SA                                           1,093,972    1,400,508       0.0%
*   Sacyr SA                                                     2,839,770    7,296,268       0.1%
    Saeta Yield SA                                                 233,552    2,607,988       0.0%
#*  Solaria Energia y Medio Ambiente SA                            340,345      565,014       0.0%
#   Talgo SA                                                       508,464    2,493,094       0.0%
#   Tecnicas Reunidas SA                                           189,544    6,102,777       0.1%
#*  Tubacex SA                                                     752,478    2,673,742       0.0%
#*  Tubos Reunidos SA                                              785,848      828,170       0.0%
    Vidrala SA                                                      87,775    7,936,551       0.1%
    Viscofan SA                                                    253,933   15,371,114       0.3%
*   Vocento SA                                                     285,785      496,952       0.0%
    Zardoya Otis SA                                                962,882   10,430,267       0.2%
                                                                           ------------       ---
TOTAL SPAIN                                                                 321,180,467       5.6%
                                                                           ------------       ---
SWEDEN -- (6.9%)
    AAK AB                                                         120,395    9,730,028       0.2%
    Acando AB                                                      615,170    2,087,259       0.0%
    AddLife AB                                                      77,913    1,536,419       0.0%
#   AddNode Group AB                                                24,116      195,776       0.0%
    AddTech AB Class B                                             300,287    6,653,621       0.1%
    AF AB Class B                                                  364,751    7,514,533       0.1%
#   Alimak Group AB                                                 73,636    1,319,281       0.0%
#*  Anoto Group AB                                                 285,221      210,887       0.0%
*   Arise AB                                                        36,861       59,888       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWEDEN -- (Continued)
#   Atrium Ljungberg AB Class B                                    131,402 $ 2,179,712       0.0%
    Attendo AB                                                     181,074   2,129,264       0.0%
#   Avanza Bank Holding AB                                         126,974   4,786,099       0.1%
*   BE Group AB                                                     20,516     129,848       0.0%
    Beijer Alma AB                                                 121,979   3,934,236       0.1%
#*  Beijer Electronics Group AB                                     80,992     311,706       0.0%
    Beijer Ref AB                                                   72,489   2,528,983       0.1%
    Bergman & Beving AB                                            144,190   1,640,471       0.0%
    Besqab AB                                                        5,872      90,882       0.0%
    Betsson AB                                                     687,069   5,391,644       0.1%
    Bilia AB Class A                                               628,332   5,630,006       0.1%
    BillerudKorsnas AB                                              76,671   1,319,586       0.0%
    BioGaia AB Class B                                              94,282   3,427,630       0.1%
#*  BioInvent International AB                                     565,819     176,382       0.0%
    Biotage AB                                                     305,541   2,720,369       0.1%
#   Bjorn Borg AB                                                   95,384     380,502       0.0%
    Bonava AB                                                        9,670     139,542       0.0%
    Bonava AB Class B                                              274,974   4,004,430       0.1%
    Bravida Holding AB                                              26,241     179,154       0.0%
    Bufab AB                                                        70,854     846,036       0.0%
    Bulten AB                                                       92,810   1,316,479       0.0%
    Bure Equity AB                                                 340,717   4,211,263       0.1%
#   Byggmax Group AB                                               372,728   2,536,996       0.1%
    Capio AB                                                        39,849     202,807       0.0%
    Catena AB                                                       86,085   1,531,749       0.0%
#   Cavotec SA                                                      49,270     154,082       0.0%
    Clas Ohlson AB Class B                                         213,059   3,683,528       0.1%
    Cloetta AB Class B                                           1,496,805   5,061,423       0.1%
*   Collector AB                                                    70,417     743,333       0.0%
    Com Hem Holding AB                                             807,301  12,119,193       0.2%
    Concentric AB                                                  370,121   6,215,480       0.1%
    Concordia Maritime AB Class B                                  100,760     149,787       0.0%
    Coor Service Management Holding AB                              40,637     320,426       0.0%
    Corem Property Group AB Class B                                 10,836      64,961       0.0%
#   Dedicare AB Class B                                             19,158     254,211       0.0%
    Dios Fastigheter AB                                            623,645   4,097,509       0.1%
    Dometic Group AB                                               140,911   1,225,154       0.0%
#   Doro AB                                                        155,569     900,932       0.0%
#   Duni AB                                                        212,126   3,160,474       0.1%
#   Dustin Group AB                                                251,814   2,255,700       0.1%
    Eastnine AB                                                     85,914     779,828       0.0%
    Elanders AB Class B                                             40,801     445,005       0.0%
#*  Eltel AB                                                       192,132     546,398       0.0%
#   Enea AB                                                         63,008     626,326       0.0%
#   eWork Group AB                                                  26,325     300,284       0.0%
    Fabege AB                                                      666,527  14,073,893       0.3%
#   Fagerhult AB                                                   207,289   2,632,143       0.1%
    Fenix Outdoor International AG                                  11,946   1,425,563       0.0%
#*  Fingerprint Cards AB Class B                                   208,942     516,529       0.0%
    Granges AB                                                     478,098   4,954,245       0.1%
    Gunnebo AB                                                     208,485     859,214       0.0%
*   Haldex AB                                                      218,762   2,430,856       0.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWEDEN -- (Continued)
    Heba Fastighets AB Class B                                      42,288 $   568,716       0.0%
    Hemfosa Fastigheter AB                                         817,885   9,936,996       0.2%
    Hexpol AB                                                      319,729   3,233,846       0.1%
    HIQ International AB                                           297,368   2,131,178       0.0%
    HMS Networks AB                                                 42,845     742,102       0.0%
#   Hoist Finance AB                                               172,793   1,816,194       0.0%
    Holmen AB Class B                                              218,057  10,717,321       0.2%
    Hufvudstaden AB Class A                                         65,485   1,077,571       0.0%
#   Indutrade AB                                                   442,678  12,275,598       0.2%
    Intrum Justitia AB                                              51,327   1,798,670       0.0%
    Inwido AB                                                      344,615   3,796,687       0.1%
    ITAB Shop Concept AB Class B                                   115,635     908,126       0.0%
    JM AB                                                          381,548  10,067,501       0.2%
    KappAhl AB                                                     420,801   3,064,190       0.1%
#   Karo Pharma AB                                                 449,268   2,131,026       0.0%
#   Kindred Group P.L.C.                                         1,251,492  15,982,051       0.3%
    Klovern AB Class B                                           3,134,236   4,219,906       0.1%
    KNOW IT AB                                                     102,377   1,870,258       0.0%
    Kungsleden AB                                                1,104,294   7,880,154       0.1%
    Lagercrantz Group AB Class B                                   352,844   3,754,288       0.1%
    Lifco AB Class B                                                54,552   1,955,284       0.0%
    Lindab International AB                                        474,363   3,909,882       0.1%
    Loomis AB Class B                                              401,176  16,095,962       0.3%
#*  Medivir AB Class B                                             155,692   1,245,955       0.0%
#   Mekonomen AB                                                   149,584   3,020,105       0.1%
    Modern Times Group MTG AB Class B                              314,159  11,984,189       0.2%
*   Momentum Group AB Class B                                      144,190   1,773,682       0.0%
    MQ Holding AB                                                  187,075     712,768       0.0%
#   Mycronic AB                                                    464,036   5,510,995       0.1%
#   NCC AB Class B                                                 500,321  10,794,867       0.2%
#   Nederman Holding AB                                              4,621     133,833       0.0%
#*  Net Insight AB Class B                                         735,492     461,199       0.0%
    NetEnt AB                                                      939,633   7,446,677       0.1%
    New Wave Group AB Class B                                      319,163   2,115,833       0.0%
    Nobia AB                                                       740,155   6,071,602       0.1%
#   Nobina AB                                                      421,233   2,287,391       0.1%
    Nolato AB Class B                                              171,585   9,513,187       0.2%
    Nordax Group AB                                                 72,065     427,303       0.0%
    NP3 Fastigheter AB                                              64,110     386,503       0.0%
    OEM International AB Class B                                    44,423   1,035,068       0.0%
#   Opus Group AB                                                1,324,595     980,815       0.0%
*   Orexo AB                                                        34,962     199,049       0.0%
    Oriflame Holding AG                                            237,287   8,548,725       0.2%
    Pandox AB                                                       47,411     864,149       0.0%
    Peab AB                                                        763,413   7,408,187       0.1%
#   Pricer AB Class B                                              832,220     904,712       0.0%
    Proact IT Group AB                                              50,363   1,173,098       0.0%
#   Probi AB                                                         1,642      68,255       0.0%
#*  Qliro Group AB                                                 795,678   1,738,864       0.0%
#   Ratos AB Class B                                             1,481,561   7,111,345       0.1%
#*  RaySearch Laboratories AB                                      129,144   2,862,521       0.1%
#   Recipharm AB Class B                                           167,002   2,043,294       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SWEDEN -- (Continued)
#   Resurs Holding AB                                               10,554 $     73,074       0.0%
#   Rottneros AB                                                   484,842      434,344       0.0%
    Saab AB Class B                                                 17,602      899,256       0.0%
    Sagax AB Class B                                               140,003    1,700,225       0.0%
#*  SAS AB                                                         755,444    2,337,092       0.1%
    Scandi Standard AB                                             264,907    1,873,499       0.0%
    Scandic Hotels Group AB                                        117,677    1,518,020       0.0%
    Sectra AB Class B                                               66,839    1,308,985       0.0%
    Semcon AB                                                      103,281      616,686       0.0%
#*  Sensys Gatso Group AB(7035470)                               1,035,356       89,641       0.0%
#*  Sensys Gatso Group AB(BF8NVN5)                                 295,814       24,911       0.0%
    SkiStar AB                                                     146,905    3,210,925       0.1%
    Sweco AB Class B                                               325,168    6,953,409       0.1%
    Swedol AB Class B                                              112,019      461,650       0.0%
    Systemair AB                                                    82,114    1,241,910       0.0%
    Thule Group AB                                                 425,212    9,510,944       0.2%
#*  Tobii AB                                                       117,872      605,175       0.0%
    Troax Group AB                                                   9,418      318,304       0.0%
    VBG Group AB Class B                                            15,766      282,794       0.0%
    Victoria Park AB Class B                                       609,047    2,247,439       0.0%
#   Vitrolife AB                                                    71,728    5,725,692       0.1%
#   Wallenstam AB Class B                                          902,003    8,424,206       0.2%
    Wihlborgs Fastigheter AB                                       401,999    9,544,362       0.2%
                                                                           ------------       ---
TOTAL SWEDEN                                                                429,210,166       7.5%
                                                                           ------------       ---
SWITZERLAND -- (10.6%)
    Allreal Holding AG                                              74,900   12,518,741       0.2%
*   Alpiq Holding AG                                                 6,898      442,557       0.0%
    ALSO Holding AG                                                 30,442    4,120,796       0.1%
#   ams AG                                                         316,689   28,893,663       0.5%
    APG SGA SA                                                       7,581    3,071,144       0.1%
#*  Arbonia AG                                                     241,026    4,216,570       0.1%
#   Aryzta AG                                                      441,840   14,028,474       0.2%
    Ascom Holding AG                                               208,330    4,769,006       0.1%
    Autoneum Holding AG                                             16,300    4,403,308       0.1%
    Bachem Holding AG Class B                                       23,344    2,948,756       0.1%
    Baloise Holding AG                                               2,815      443,805       0.0%
    Bank Cler AG                                                    30,941    1,311,957       0.0%
    Banque Cantonale de Geneve                                       8,382    1,350,871       0.0%
    Banque Cantonale du Jura SA                                      4,442      265,784       0.0%
    Banque Cantonale Vaudoise                                       11,753    8,450,925       0.2%
    Belimo Holding AG                                                2,185    9,375,135       0.2%
    Bell Food Group AG                                               5,331    2,302,050       0.0%
    Bellevue Group AG                                               53,293    1,238,903       0.0%
#   Berner Kantonalbank AG                                          24,327    4,390,215       0.1%
    BFW Liegenschaften AG                                            1,527       67,788       0.0%
    BKW AG                                                          70,552    4,123,913       0.1%
    Bobst Group SA                                                  49,320    5,272,094       0.1%
    Bossard Holding AG Class A                                      33,475    7,912,202       0.1%
    Bucher Industries AG                                            37,564   14,697,722       0.3%
#   Burckhardt Compression Holding AG                               15,773    4,698,962       0.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SWITZERLAND -- (Continued)
    Burkhalter Holding AG                                           20,988 $ 2,514,104       0.0%
    Calida Holding AG                                               25,084     930,368       0.0%
    Carlo Gavazzi Holding AG                                         2,027     677,030       0.0%
    Cembra Money Bank AG                                           163,046  14,606,366       0.3%
    Cham Paper Holding AG                                            1,925     780,987       0.0%
*   Cicor Technologies, Ltd.                                        10,854     559,008       0.0%
    Cie Financiere Tradition SA                                      9,836     936,221       0.0%
    Coltene Holding AG                                              20,595   2,044,041       0.0%
    Conzzeta AG                                                      7,330   7,200,371       0.1%
    Daetwyler Holding AG                                            39,273   6,585,819       0.1%
    DKSH Holding AG                                                160,246  13,443,220       0.2%
    dormakaba Holding AG                                            16,675  16,504,449       0.3%
*   Dottikon Es Holding AG                                             126      97,275       0.0%
    Edmond de Rothschild Suisse SA                                      15     277,427       0.0%
    EFG International AG                                           495,370   4,533,180       0.1%
    Emmi AG                                                         12,679   7,915,588       0.1%
    Energiedienst Holding AG                                        68,912   1,785,644       0.0%
#*  Evolva Holding SA                                            1,761,042     617,862       0.0%
    Feintool International Holding AG                                7,815     928,376       0.0%
    Flughafen Zurich AG                                             52,924  11,509,684       0.2%
    Forbo Holding AG                                                 6,853  10,361,433       0.2%
    GAM Holding AG                                               1,035,728  16,144,137       0.3%
    Georg Fischer AG                                                24,221  29,841,965       0.5%
    Gurit Holding AG                                                 2,361   2,715,070       0.1%
    Helvetia Holding AG                                             37,722  20,278,728       0.4%
    Hiag Immobilien Holding AG                                       6,276     726,780       0.0%
#   HOCHDORF Holding AG                                              5,428   1,508,174       0.0%
    Huber & Suhner AG                                               72,236   3,911,504       0.1%
*   Idorsia, Ltd.                                                   28,024     552,294       0.0%
    Implenia AG                                                     85,074   5,373,701       0.1%
    Inficon Holding AG                                               9,382   5,827,226       0.1%
    Interroll Holding AG                                             3,192   4,563,002       0.1%
    Intershop Holding AG                                             8,178   4,016,374       0.1%
#   Jungfraubahn Holding AG                                          5,914     753,227       0.0%
    Kardex AG                                                       35,722   4,253,396       0.1%
    Komax Holding AG                                                19,969   5,716,179       0.1%
#   Kudelski SA                                                    197,997   2,431,135       0.0%
*   Lastminute.com NV                                               10,907     149,243       0.0%
    LEM Holding SA                                                   3,773   4,937,352       0.1%
    Liechtensteinische Landesbank AG                                37,816   1,885,604       0.0%
    Logitech International SA                                      744,066  26,607,319       0.5%
    Luzerner Kantonalbank AG                                        16,907   7,614,823       0.1%
    MCH Group AG                                                     4,236     287,668       0.0%
    Metall Zug AG Class B                                              903   3,468,870       0.1%
#*  Meyer Burger Technology AG                                   2,370,456   4,419,764       0.1%
#   Mobilezone Holding AG                                          133,170   1,661,900       0.0%
    Mobimo Holding AG                                               35,469   8,962,611       0.2%
    OC Oerlikon Corp. AG                                         1,167,818  18,735,338       0.3%
#*  Orascom Development Holding AG                                  60,240     723,484       0.0%
#   Orell Fuessli Holding AG                                         5,028     620,969       0.0%
    Orior AG                                                        30,001   2,346,341       0.0%
#   Panalpina Welttransport Holding AG                              61,671   8,475,033       0.2%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SWITZERLAND -- (Continued)
#   Phoenix Mecano AG                                                3,366 $    1,958,264       0.0%
    Plazza AG Class A                                                6,297      1,462,526       0.0%
    PSP Swiss Property AG                                          226,220     19,911,470       0.3%
    Rieter Holding AG                                               18,187      4,252,988       0.1%
    Romande Energie Holding SA                                       2,625      2,976,080       0.1%
#*  Schaffner Holding AG                                             2,950        936,808       0.0%
*   Schmolz + Bickenbach AG                                      3,071,012      2,832,485       0.1%
    Schweiter Technologies AG                                        5,490      6,734,854       0.1%
    SFS Group AG                                                    63,754      7,557,039       0.1%
    Siegfried Holding AG                                            21,530      6,734,085       0.1%
    St Galler Kantonalbank AG                                       11,934      5,388,311       0.1%
    Sulzer AG                                                      106,641     13,661,506       0.2%
    Sunrise Communications Group AG                                191,584     15,937,829       0.3%
    Swiss Prime Site AG                                            118,681     10,134,131       0.2%
    Swissquote Group Holding SA                                     49,832      1,731,035       0.0%
    Tamedia AG                                                      14,493      2,010,520       0.0%
    Tecan Group AG                                                  49,581     10,486,768       0.2%
    Temenos Group AG                                               307,521     35,509,903       0.6%
    Thurgauer Kantonalbank                                           2,498        246,507       0.0%
    u-blox Holding AG                                               30,554      5,999,072       0.1%
    Valiant Holding AG                                             101,920     10,491,693       0.2%
    Valora Holding AG                                               15,777      5,056,124       0.1%
    VAT Group AG                                                     2,882        375,212       0.0%
    Vaudoise Assurances Holding SA                                   5,756      3,050,163       0.1%
    Vetropack Holding AG                                             1,144      2,176,376       0.0%
#*  Von Roll Holding AG                                            293,368        438,709       0.0%
    Vontobel Holding AG                                            146,403      9,110,521       0.2%
    VP Bank AG                                                      13,977      1,920,091       0.0%
    VZ Holding AG                                                   12,934      4,468,735       0.1%
    Walliser Kantonalbank                                           17,758      1,674,720       0.0%
#   Walter Meier AG                                                 22,913        943,670       0.0%
#   Ypsomed Holding AG                                              16,382      2,852,122       0.1%
#   Zehnder Group AG                                                63,176      2,317,860       0.0%
#   Zug Estates Holding AG Class B                                     996      1,753,103       0.0%
    Zuger Kantonalbank AG                                              663      3,522,283       0.1%
                                                                           --------------      ----
TOTAL SWITZERLAND                                                             656,246,568      11.4%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         5,675,367,864      98.7%
                                                                           --------------      ----
PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
    Biotest AG                                                      89,937      2,375,268       0.0%
    Draegerwerk AG & Co. KGaA                                       40,848      4,694,172       0.1%
#   Fuchs Petrolub SE                                              200,558     11,293,910       0.2%
    Jungheinrich AG                                                245,511     11,181,066       0.2%
#   Sartorius AG                                                   104,644      9,771,251       0.2%
    Sixt SE                                                         74,833      4,854,721       0.1%
    STO SE & Co. KGaA                                                8,091      1,219,980       0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
GERMANY -- (Continued)
     Villeroy & Boch AG                                               43,697 $    1,021,942        0.0%
                                                                             --------------      -----
TOTAL GERMANY                                                                    46,412,310        0.8%
                                                                             --------------      -----
TOTAL PREFERRED STOCKS                                                           46,412,310        0.8%
                                                                             --------------      -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*    Intercell AG Rights 05/16/13                                    254,689             --        0.0%
                                                                             --------------      -----
FRANCE -- (0.0%)
#*   Archos Warrants 12/31/18                                        138,714          2,585        0.0%
*    Maurel et prom Rights 12/31/00                                  844,597             --        0.0%
                                                                             --------------      -----
TOTAL FRANCE                                                                          2,585        0.0%
                                                                             --------------      -----
ISRAEL -- (0.0%)
#*   AIirport City, Ltd. Rights 10/30/17                                   2             10        0.0%
                                                                             --------------      -----
SPAIN -- (0.0%)
*    Grupo Ezentis SA Rights 10/19/17                                156,600            709        0.0%
#*   Liberbank SA Rights 11/10/17                                  2,372,859        854,083        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17                 302,916        124,204        0.0%
                                                                             --------------      -----
TOTAL SPAIN                                                                         978,996        0.0%
                                                                             --------------      -----
SWITZERLAND -- (0.0%)
*    Evolva Holding, Ltd. Rights 11/08/17                          1,761,042        105,912        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                             1,087,503        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   5,722,867,677
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (7.6%)
(S)@ DFA Short Term Investment Fund                               40,695,303    470,885,347        8.2%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $4,482,764,364)                          $6,193,753,024      107.7%
                                                                             ==============      =====

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                               ----------- -------------- ------- --------------
Common Stocks
   Austria                              -- $  197,245,523   --    $  197,245,523
   Belgium                     $ 2,677,761    256,340,135   --       259,017,896
   Denmark                       8,784,672    287,021,639   --       295,806,311
   Finland                              --    371,832,932   --       371,832,932
   France                           32,312    798,172,400   --       798,204,712
   Germany                              --    919,223,637   --       919,223,637
   Hong Kong                            --      3,147,046   --         3,147,046
   Ireland                              --     76,737,827   --        76,737,827
   Israel                               --    153,649,964   --       153,649,964
   Italy                           109,325    633,632,678   --       633,742,003
   Netherlands                          --    354,204,344   --       354,204,344
   Norway                               --    138,286,028   --       138,286,028
   Portugal                             --     67,632,440   --        67,632,440
   Spain                                --    321,180,467   --       321,180,467
   Sweden                           24,911    429,185,255   --       429,210,166
   Switzerland                          --    656,246,568   --       656,246,568
Preferred Stocks
   Germany                              --     46,412,310   --        46,412,310
Rights/Warrants
   France                               --          2,585   --             2,585
   Israel                               --             10   --                10
   Spain                                --        978,996   --           978,996
   Switzerland                          --        105,912   --           105,912
Securities Lending Collateral           --    470,885,347   --       470,885,347
                               ----------- --------------   --    --------------
TOTAL                          $11,628,981 $6,182,124,043   --    $6,193,753,024
                               =========== ==============   ==    ==============

                          THE EMERGING MARKETS SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (94.6%)
BRAZIL -- (4.7%)
    Ambev SA                                                       855,320 $ 5,464,552       0.1%
    Ambev SA ADR                                                 5,984,451  37,881,575       0.6%
    B3 SA - Brasil Bolsa Balcao                                  1,769,999  12,931,549       0.2%
    Banco Bradesco SA                                            1,167,581  11,699,723       0.2%
    Banco do Brasil SA                                             868,318   9,141,587       0.1%
    Banco Santander Brasil SA                                      407,957   3,567,893       0.1%
    BB Seguridade Participacoes SA                                 750,525   6,362,015       0.1%
    BR Malls Participacoes SA                                      596,600   2,312,502       0.0%
    Braskem SA Sponsored ADR                                       165,709   5,297,717       0.1%
*   BRF SA                                                         331,341   4,481,961       0.1%
#*  BRF SA ADR                                                       9,208     124,032       0.0%
    CCR SA                                                       2,165,668  12,048,775       0.2%
*   Centrais Eletricas Brasileiras SA                              174,377   1,175,378       0.0%
#   Centrais Eletricas Brasileiras SA ADR                           67,236     521,079       0.0%
    Cia de Saneamento Basico do Estado de Sao Paulo                457,600   4,168,520       0.1%
    Cia de Saneamento Basico do Estado de Sao Paulo ADR            150,389   1,371,548       0.0%
*   Cia Siderurgica Nacional SA                                    575,321   1,482,578       0.0%
#*  Cia Siderurgica Nacional SA Sponsored ADR                      380,551     962,794       0.0%
    Cielo SA                                                     1,808,236  12,370,718       0.2%
    Cosan SA Industria e Comercio                                  212,490   2,429,348       0.0%
    CPFL Energia SA                                                220,971   1,857,580       0.0%
    CPFL Energia SA ADR                                             67,189   1,125,408       0.0%
#   Embraer SA Sponsored ADR                                       272,462   5,214,923       0.1%
    Engie Brasil Energia SA                                        290,301   3,176,956       0.1%
    Equatorial Energia SA                                          261,100   4,868,737       0.1%
    Fibria Celulose SA                                              22,600     361,595       0.0%
    Fibria Celulose SA Sponsored ADR                               432,930   6,900,904       0.1%
    Gerdau SA                                                      219,632     727,787       0.0%
    Gerdau SA Sponsored ADR                                        577,984   1,913,127       0.0%
    Hypermarcas SA                                                 323,849   3,385,699       0.1%
    Itau Unibanco Holding SA                                       447,826   5,259,522       0.1%
    JBS SA                                                       2,413,848   5,563,664       0.1%
    Klabin SA                                                      892,700   5,157,592       0.1%
    Kroton Educacional SA                                        1,306,224   7,183,374       0.1%
    Localiza Rent a Car SA                                         185,000   3,272,690       0.1%
    Lojas Americanas SA                                            162,884     712,521       0.0%
    Lojas Renner SA                                              1,545,302  16,287,718       0.2%
    M Dias Branco SA                                               154,600   2,275,545       0.0%
    Multiplan Empreendimentos Imobiliarios SA                       93,700   2,047,978       0.0%
    Natura Cosmeticos SA                                           148,700   1,407,770       0.0%
*   Petroleo Brasileiro SA                                       2,361,020  12,572,668       0.2%
*   Petroleo Brasileiro SA Sponsored ADR                           772,593   8,228,115       0.1%
    Raia Drogasil SA                                               381,000   9,108,920       0.1%
*   Rumo SA                                                        746,300   2,897,322       0.0%
    Telefonica Brasil SA ADR                                        18,000     277,200       0.0%
    Tim Participacoes SA                                         1,162,813   4,311,718       0.1%
    Tim Participacoes SA ADR                                        30,030     553,753       0.0%
    Ultrapar Participacoes SA                                      394,184   9,410,867       0.1%
    Ultrapar Participacoes SA Sponsored ADR                        254,308   6,075,418       0.1%
    Vale SA                                                      3,249,364  31,884,747       0.5%
#   Vale SA Sponsored ADR                                        1,665,739  16,307,580       0.2%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
BRAZIL -- (Continued)
    WEG SA                                                           346,687 $  2,255,219       0.0%
                                                                             ------------       ---
TOTAL BRAZIL                                                                  318,380,461       4.7%
                                                                             ------------       ---
CHILE -- (1.4%)
    AES Gener SA                                                   2,528,093      873,930       0.0%
    Aguas Andinas SA Class A                                       4,770,656    3,110,730       0.1%
#   Banco de Chile ADR                                                52,712    4,855,829       0.1%
    Banco de Credito e Inversiones                                    75,898    5,103,215       0.1%
    Banco Santander Chile ADR                                        227,071    7,102,781       0.1%
    Cencosud SA                                                    1,525,618    4,552,027       0.1%
    Cia Cervecerias Unidas SA                                        109,017    1,552,463       0.0%
    Cia Cervecerias Unidas SA Sponsored ADR                           95,396    2,716,878       0.1%
    Colbun SA                                                     13,146,998    3,077,206       0.1%
    Embotelladora Andina SA Class A ADR                                1,533       40,778       0.0%
    Embotelladora Andina SA Class B ADR                               22,761      695,576       0.0%
    Empresa Nacional de Telecomunicaciones SA                         68,121      787,829       0.0%
    Empresas CMPC SA                                               2,386,070    7,641,879       0.1%
    Empresas COPEC SA                                                553,034    8,517,212       0.1%
    Enel Americas SA ADR                                             853,477    9,046,857       0.1%
    Enel Chile SA                                                    626,473    3,689,926       0.1%
    Enel Generacion Chile SA                                       1,772,218    1,553,635       0.0%
    Enel Generacion Chile SA ADR                                     152,864    3,959,178       0.1%
    Itau CorpBanca(45033E105)                                         30,902      425,830       0.0%
    Itau CorpBanca(BYT25P4)                                      256,541,921    2,413,934       0.0%
#   Latam Airlines Group SA Sponsored ADR                            628,966    8,541,358       0.1%
    SACI Falabella                                                   918,716    8,805,565       0.1%
    Sociedad Quimica y Minera de Chile SA Sponsored ADR              153,936    9,196,137       0.1%
                                                                             ------------       ---
TOTAL CHILE                                                                    98,260,753       1.5%
                                                                             ------------       ---
CHINA -- (17.3%)
*   58.com, Inc. ADR                                                  61,405    4,124,574       0.1%
    AAC Technologies Holdings, Inc.                                  634,000   11,625,732       0.2%
    Agile Group Holdings, Ltd.                                       178,000      259,694       0.0%
    Agricultural Bank of China, Ltd. Class H                      18,363,000    8,648,843       0.1%
    Air China, Ltd. Class H                                        2,890,000    2,755,620       0.0%
#*  Alibaba Group Holding, Ltd. Sponsored ADR                        649,851  120,150,951       1.8%
#*  Alibaba Pictures Group, Ltd.                                   8,470,000    1,379,619       0.0%
#*  Aluminum Corp. of China, Ltd. ADR                                107,180    2,135,026       0.0%
    Angang Steel Co., Ltd. Class H                                   928,000      813,504       0.0%
    Anhui Conch Cement Co., Ltd. Class H                             985,500    4,221,579       0.1%
    Anta Sports Products, Ltd.                                     1,125,000    5,031,970       0.1%
    AviChina Industry & Technology Co., Ltd. Class H                 624,000      362,436       0.0%
#   BAIC Motor Corp., Ltd. Class H                                 1,725,000    2,021,956       0.0%
*   Baidu, Inc. Sponsored ADR                                        125,340   30,575,440       0.5%
    Bank of China, Ltd. Class H                                   47,544,181   23,760,810       0.4%
    Bank of Communications Co., Ltd. Class H                       4,927,515    3,719,945       0.1%
#   BBMG Corp. Class H                                             1,527,500      762,285       0.0%
    Beijing Capital International Airport Co., Ltd. Class H        1,756,000    2,883,567       0.0%
    Beijing Enterprises Holdings, Ltd.                               478,972    2,847,612       0.0%
    Beijing Enterprises Water Group, Ltd.                          4,292,000    3,606,678       0.1%
    Brilliance China Automotive Holdings, Ltd.                     1,498,000    3,796,125       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
#   Byd Co., Ltd. Class H                                           547,386 $ 4,786,198       0.1%
    BYD Electronic International Co., Ltd.                          547,000   1,483,280       0.0%
    Central China Securities Co., Ltd. Class H                      580,000     267,141       0.0%
    CGN Power Co., Ltd. Class H                                   6,045,000   1,775,829       0.0%
    China Cinda Asset Management Co., Ltd. Class H                8,319,000   3,232,705       0.1%
    China CITIC Bank Corp., Ltd. Class H                          5,756,928   3,709,454       0.1%
#   China Coal Energy Co., Ltd. Class H                           2,164,777     991,476       0.0%
    China Communications Construction Co., Ltd. Class H           4,861,000   5,904,151       0.1%
    China Communications Services Corp., Ltd. Class H             2,194,000   1,331,496       0.0%
    China Construction Bank Corp. Class H                        62,246,590  55,630,710       0.8%
#   China Eastern Airlines Corp., Ltd.                                2,200      56,056       0.0%
    China Eastern Airlines Corp., Ltd. Class H                    1,734,000     880,760       0.0%
    China Everbright Bank Co., Ltd. Class H                       3,311,000   1,562,932       0.0%
    China Everbright International, Ltd.                          2,508,000   3,538,424       0.1%
#*  China Evergrande Group                                        4,670,000  18,013,843       0.3%
    China Galaxy Securities Co., Ltd. Class H                     2,202,000   1,921,177       0.0%
    China Gas Holdings, Ltd.                                      1,904,000   5,788,392       0.1%
#*  China Hongqiao Group, Ltd.                                    2,662,000   3,196,755       0.1%
    China Huarong Asset Management Co., Ltd. Class H              4,606,000   2,166,680       0.0%
*   China Huishan Dairy Holdings Co., Ltd.                        2,888,000       2,888       0.0%
#   China International Capital Corp., Ltd. Class H                 486,400   1,002,977       0.0%
    China International Marine Containers Group Co., Ltd.
      Class H                                                       346,600     690,972       0.0%
    China Jinmao Holdings Group, Ltd.                               760,000     341,546       0.0%
#   China Life Insurance Co., Ltd. ADR                              741,713  12,364,356       0.2%
    China Longyuan Power Group Corp., Ltd. Class H                3,255,000   2,413,877       0.0%
    China Medical System Holdings, Ltd.                             530,000     980,037       0.0%
    China Mengniu Dairy Co., Ltd.                                 2,016,000   5,586,741       0.1%
    China Merchants Bank Co., Ltd. Class H                        2,685,054  10,253,302       0.2%
    China Merchants Port Holdings Co., Ltd.                       1,560,099   4,880,254       0.1%
    China Minsheng Banking Corp., Ltd. Class H                    3,354,500   3,249,566       0.1%
    China Mobile, Ltd.                                              172,500   1,735,068       0.0%
#   China Mobile, Ltd. Sponsored ADR                                918,178  46,322,080       0.7%
    China Molybdenum Co., Ltd. Class H                            2,028,966   1,320,702       0.0%
    China Oilfield Services, Ltd. Class H                         1,632,000   1,448,776       0.0%
    China Overseas Land & Investment, Ltd.                        5,600,000  18,183,289       0.3%
    China Pacific Insurance Group Co., Ltd. Class H               1,255,200   6,197,938       0.1%
    China Petroleum & Chemical Corp. ADR                            132,615   9,765,747       0.2%
    China Petroleum & Chemical Corp. Class H                     11,600,800   8,518,679       0.1%
    China Railway Construction Corp., Ltd. Class H                2,681,500   3,367,522       0.1%
    China Railway Group, Ltd. Class H                             3,186,000   2,560,917       0.0%
    China Railway Signal & Communication Corp., Ltd. Class H      1,100,000     866,281       0.0%
    China Reinsurance Group Corp. Class H                           570,000     126,520       0.0%
    China Resources Beer Holdings Co., Ltd.                       1,613,611   4,656,948       0.1%
    China Resources Gas Group, Ltd.                               1,108,000   4,058,644       0.1%
    China Resources Land, Ltd.                                    3,234,666   9,653,819       0.1%
    China Resources Power Holdings Co., Ltd.                      1,954,517   3,758,685       0.1%
    China Shenhua Energy Co., Ltd. Class H                        2,188,000   5,234,282       0.1%
    China Southern Airlines Co., Ltd. Class H                     2,638,000   1,950,333       0.0%
    China Southern Airlines Co., Ltd. Sponsored ADR                  14,306     529,036       0.0%
#   China State Construction International Holdings, Ltd.         2,324,250   3,265,721       0.1%
    China Taiping Insurance Holdings Co., Ltd.                    1,234,906   4,072,414       0.1%
    China Telecom Corp., Ltd. ADR                                    56,720   2,856,986       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
    China Telecom Corp., Ltd. Class H                             4,088,000 $ 2,050,125       0.0%
*   China Unicom Hong Kong, Ltd.                                  4,706,000   6,677,150       0.1%
*   China Unicom Hong Kong, Ltd. ADR                                574,180   8,113,163       0.1%
    China Vanke Co., Ltd. Class H                                 1,284,900   4,573,905       0.1%
    Chongqing Rural Commercial Bank Co., Ltd. Class H             4,350,000   2,957,130       0.0%
    CITIC Securities Co., Ltd. Class H                            1,511,000   3,357,283       0.1%
    CITIC, Ltd.                                                   3,285,000   4,812,311       0.1%
    CNOOC, Ltd. Sponsored ADR                                       104,426  14,275,034       0.2%
*   COSCO SHIPPING Development Co., Ltd. Class H                  2,657,000     596,236       0.0%
#*  COSCO SHIPPING Holdings Co., Ltd. Class H                     1,437,000     788,617       0.0%
    COSCO SHIPPING Ports, Ltd.                                    1,053,786   1,221,219       0.0%
    Country Garden Holdings Co., Ltd.                             8,761,686  13,889,101       0.2%
    CRRC Corp., Ltd. Class H                                      1,879,000   1,854,030       0.0%
    CSPC Pharmaceutical Group, Ltd.                               4,882,000   8,493,376       0.1%
#*  Ctrip.com International, Ltd. ADR                               203,112   9,727,034       0.1%
    Dali Foods Group Co., Ltd.                                      240,500     186,275       0.0%
    Dalian Port PDA Co., Ltd. Class H                             1,495,000     260,826       0.0%
*   Datang International Power Generation Co., Ltd. Class H       3,068,000   1,034,600       0.0%
    Dongfeng Motor Group Co., Ltd. Class H                        2,526,000   3,467,414       0.1%
    ENN Energy Holdings, Ltd.                                       786,000   5,767,910       0.1%
#   Everbright Securities Co., Ltd. Class H                          77,600     107,126       0.0%
    Fosun International, Ltd.                                     2,542,222   6,307,273       0.1%
#   Fullshare Holdings, Ltd.                                      4,900,000   2,097,197       0.0%
    Fuyao Glass Industry Group Co., Ltd. Class H                    341,200   1,301,114       0.0%
#   Geely Automobile Holdings, Ltd.                               4,750,000  14,729,132       0.2%
    GF Securities Co., Ltd. Class H                                 755,600   1,611,401       0.0%
    Great Wall Motor Co., Ltd. Class H                            3,764,500   4,783,550       0.1%
    Guangdong Investment, Ltd.                                    2,736,000   3,963,940       0.1%
    Guangshen Railway Co., Ltd. Sponsored ADR                        27,717     804,347       0.0%
    Guangzhou Automobile Group Co., Ltd. Class H                    974,259   2,422,804       0.0%
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.
      Class H                                                        98,000     344,250       0.0%
    Guangzhou R&F Properties Co., Ltd. Class H                    2,458,800   5,242,941       0.1%
    Haier Electronics Group Co., Ltd.                             1,403,000   3,699,390       0.1%
    Haitian International Holdings, Ltd.                            530,000   1,587,121       0.0%
    Haitong Securities Co., Ltd. Class H                          2,196,800   3,477,975       0.1%
*   Hanergy Thin Film Power Group, Ltd.                           5,416,000      27,581       0.0%
    Hengan International Group Co., Ltd.                            853,000   8,411,744       0.1%
#   Huadian Power International Corp., Ltd. Class H               1,738,000     722,043       0.0%
    Huaneng Power International, Inc. Class H                     1,598,000   1,068,725       0.0%
#   Huaneng Power International, Inc. Sponsored ADR                  34,452     916,423       0.0%
    Huatai Securities Co., Ltd. Class H                             933,000   2,015,269       0.0%
    Huishang Bank Corp., Ltd. Class H                               728,000     368,503       0.0%
    Industrial & Commercial Bank of China, Ltd. Class H          56,271,185  44,773,013       0.7%
*   JD.com, Inc. ADR                                                277,240  10,402,045       0.2%
    Jiangsu Expressway Co., Ltd. Class H                          1,356,000   2,078,991       0.0%
    Jiangxi Copper Co., Ltd. Class H                              1,127,000   1,799,544       0.0%
    Kingboard Chemical Holdings, Ltd.                               557,500   3,308,236       0.1%
    Kingboard Laminates Holdings, Ltd.                              177,500     298,292       0.0%
    Kunlun Energy Co., Ltd.                                       6,128,000   5,683,004       0.1%
    Lee & Man Paper Manufacturing, Ltd.                             687,000     839,285       0.0%
    Legend Holdings Corp. Class H                                   293,200     770,941       0.0%
    Lenovo Group, Ltd.                                           10,021,278   5,813,098       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
CHINA -- (Continued)
#   Logan Property Holdings Co., Ltd.                              658,000 $    609,569       0.0%
    Longfor Properties Co., Ltd.                                 2,266,500    5,294,372       0.1%
*   Maanshan Iron & Steel Co., Ltd. Class H                        650,000      305,454       0.0%
    Metallurgical Corp. of China, Ltd. Class H                   2,232,000      738,809       0.0%
    Minth Group, Ltd.                                              444,000    2,398,689       0.0%
*   Momo, Inc. Sponsored ADR                                        77,282    2,354,783       0.0%
    NetEase, Inc. ADR                                               73,351   20,679,114       0.3%
    New China Life Insurance Co., Ltd. Class H                     449,400    2,813,410       0.0%
    New Oriental Education & Technology Group, Inc. Sponsored
      ADR                                                           59,486    4,951,615       0.1%
    Nine Dragons Paper Holdings, Ltd.                            1,888,000    3,470,141       0.1%
    People's Insurance Co. Group of China, Ltd. (The) Class H    6,782,000    3,227,937       0.1%
#   PetroChina Co., Ltd. ADR                                       125,562    8,224,311       0.1%
    PetroChina Co., Ltd. Class H                                 3,056,000    1,997,702       0.0%
    PICC Property & Casualty Co., Ltd. Class H                   4,342,132    8,616,916       0.1%
    Ping An Insurance Group Co. of China, Ltd. Class H           4,622,500   40,622,247       0.6%
#*  Semiconductor Manufacturing International Corp.              4,567,100    7,007,910       0.1%
#*  Semiconductor Manufacturing International Corp. ADR             15,278      115,960       0.0%
#*  Shanghai Electric Group Co., Ltd. Class H                    1,866,000      846,968       0.0%
    Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H          292,500    1,461,141       0.0%
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H             493,100    1,274,680       0.0%
#   Shengjing Bank Co., Ltd. Class H                               244,500      191,237       0.0%
    Shenzhou International Group Holdings, Ltd.                    574,000    4,904,970       0.1%
    Shimao Property Holdings, Ltd.                               3,034,871    6,361,622       0.1%
    Sino Biopharmaceutical, Ltd.                                 5,247,000    6,135,735       0.1%
    Sino-Ocean Group Holding, Ltd.                                 162,000      105,794       0.0%
    Sinopec Engineering Group Co., Ltd. Class H                  1,280,000    1,098,019       0.0%
#*  Sinopec Oilfield Service Corp. Class H                       1,818,000      312,637       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Class H             3,763,000    2,244,530       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR           7,418      448,759       0.0%
    Sinopharm Group Co., Ltd. Class H                            1,224,000    5,480,467       0.1%
    Sun Art Retail Group, Ltd.                                   3,039,500    3,072,269       0.1%
    Sunac China Holdings, Ltd.                                   1,235,000    6,292,171       0.1%
    Sunny Optical Technology Group Co., Ltd.                       536,000    7,861,740       0.1%
    TAL Education Group ADR                                        120,130    3,303,575       0.1%
    Tencent Holdings, Ltd.                                       4,551,400  204,563,081       3.0%
    Tingyi Cayman Islands Holding Corp.                          2,860,000    4,509,808       0.1%
    Travelsky Technology, Ltd. Class H                             725,000    1,879,117       0.0%
    Tsingtao Brewery Co., Ltd. Class H                             256,000    1,072,048       0.0%
*   Vipshop Holdings, Ltd. ADR                                     414,458    3,274,218       0.1%
    Want Want China Holdings, Ltd.                               6,644,000    5,439,599       0.1%
#*  Weibo Corp. Sponsored ADR                                       15,192    1,407,539       0.0%
    Weichai Power Co., Ltd. Class H                              3,416,800    4,254,682       0.1%
#   Xinjiang Goldwind Science & Technology Co., Ltd. Class H       520,519      659,752       0.0%
    Yanzhou Coal Mining Co., Ltd. Class H                          718,000      716,630       0.0%
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR                     37,269      368,218       0.0%
*   Yum China Holdings, Inc.                                       190,608    7,691,033       0.1%
*   YY, Inc. ADR                                                    27,049    2,444,959       0.0%
    Zhejiang Expressway Co., Ltd. Class H                        1,570,000    1,941,534       0.0%
    Zhuzhou CRRC Times Electric Co., Ltd. Class H                  447,000    2,616,267       0.0%
#   Zijin Mining Group Co., Ltd. Class H                         7,523,000    2,603,400       0.0%
#   Zoomlion Heavy Industry Science and Technology Co., Ltd.
      Class H                                                    1,589,400      771,274       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
CHINA -- (Continued)
*   ZTE Corp. Class H                                              401,685 $    1,395,599       0.0%
                                                                           --------------      ----
TOTAL CHINA                                                                 1,182,251,376      17.6%
                                                                           --------------      ----
COLOMBIA -- (0.4%)
    Banco de Bogota SA                                              48,186      1,016,926       0.0%
    Bancolombia SA                                                 331,749      3,075,335       0.1%
    Bancolombia SA Sponsored ADR                                   140,271      5,295,230       0.1%
    Cementos Argos SA                                              347,610      1,268,378       0.0%
    Ecopetrol SA                                                 3,327,922      1,821,466       0.0%
#   Ecopetrol SA Sponsored ADR                                     220,479      2,445,112       0.0%
    Empresa de Energia de Bogota SA ESP                          1,368,492        897,468       0.0%
    Grupo Argos SA                                                 146,698        956,752       0.0%
    Grupo Aval Acciones y Valores SA                               112,983        940,019       0.0%
    Grupo de Inversiones Suramericana SA                           289,609      3,676,698       0.1%
    Grupo Nutresa SA                                               189,883      1,686,573       0.0%
    Interconexion Electrica SA ESP                                 613,721      2,687,255       0.1%
                                                                           --------------      ----
TOTAL COLOMBIA                                                                 25,767,212       0.4%
                                                                           --------------      ----
CZECH REPUBLIC -- (0.2%)
    CEZ A.S.                                                       335,340      7,353,102       0.1%
    Komercni banka A.S.                                             71,629      3,079,779       0.1%
    O2 Czech Republic A.S.                                          70,083        853,419       0.0%
    Philip Morris CR A.S.                                              755        558,646       0.0%
    Unipetrol A.S.                                                  98,077      1,673,787       0.0%
                                                                           --------------      ----
TOTAL CZECH REPUBLIC                                                           13,518,733       0.2%
                                                                           --------------      ----
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR(201712205)      142,858        652,147       0.0%
#   Commercial International Bank Egypt S.A.E. GDR(566828901)    1,400,823      6,394,500       0.1%
    Egyptian Financial Group-Hermes Holding Co. GDR(268425402)      22,886         60,877       0.0%
    Egyptian Financial Group-Hermes Holding Co. GDR(710232901)      13,986         37,228       0.0%
                                                                           --------------      ----
TOTAL EGYPT                                                                     7,144,752       0.1%
                                                                           --------------      ----
GREECE -- (0.2%)
*   Alpha Bank AE                                                  105,217        209,795       0.0%
*   Eurobank Ergasias SA                                               331            271       0.0%
*   FF Group                                                        20,041        419,878       0.0%
    Hellenic Petroleum SA                                          112,224        990,947       0.0%
    Hellenic Telecommunications Organization SA                    340,319      4,044,179       0.1%
    JUMBO SA                                                       168,373      2,706,567       0.0%
    Motor Oil Hellas Corinth Refineries SA                          96,253      2,304,857       0.0%
*   National Bank of Greece SA                                     128,189         42,398       0.0%
    OPAP SA                                                        278,698      3,122,621       0.1%
    Titan Cement Co. SA                                             61,385      1,483,597       0.0%
                                                                           --------------      ----
TOTAL GREECE                                                                   15,325,110       0.2%
                                                                           --------------      ----
HUNGARY -- (0.5%)
    MOL Hungarian Oil & Gas P.L.C.                               1,229,109     14,719,415       0.2%
    OTP Bank P.L.C.                                                362,066     14,596,946       0.2%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
HUNGARY -- (Continued)
    Richter Gedeon Nyrt                                            117,849 $ 2,931,442       0.1%
                                                                           -----------       ---
TOTAL HUNGARY                                                               32,247,803       0.5%
                                                                           -----------       ---
INDIA -- (11.8%)
*   5Paisa Capital, Ltd.                                             4,048      16,329       0.0%
    ABB India, Ltd.                                                 33,317     713,393       0.0%
    ACC, Ltd.                                                       59,837   1,671,909       0.0%
    Adani Ports & Special Economic Zone, Ltd.                      932,153   6,204,971       0.1%
*   Adani Transmissions, Ltd.                                       46,467     149,320       0.0%
*   Aditya Birla Capital, Ltd.                                     324,352     890,611       0.0%
*   Aditya Birla Fashion and Retail, Ltd.                          524,465   1,266,139       0.0%
    Alkem Laboratories, Ltd.                                         6,502     187,178       0.0%
    Ambuja Cements, Ltd.                                           756,954   3,289,469       0.1%
    Apollo Hospitals Enterprise, Ltd.                               72,638   1,163,451       0.0%
    Ashok Leyland, Ltd.                                          2,765,773   5,605,555       0.1%
    Asian Paints, Ltd.                                             474,671   8,676,261       0.1%
    Aurobindo Pharma, Ltd.                                         625,132   7,355,605       0.1%
    Axis Bank, Ltd.                                              1,468,325  11,917,066       0.2%
    Bajaj Auto, Ltd.                                               125,057   6,299,723       0.1%
    Bajaj Finance, Ltd.                                            382,190  10,627,051       0.2%
    Bajaj Finserv, Ltd.                                             70,539   5,504,364       0.1%
    Bajaj Holdings & Investment, Ltd.                               59,968   2,760,800       0.0%
    Balkrishna Industries, Ltd.                                      8,407     222,741       0.0%
    Bank of Baroda                                                 763,423   2,007,836       0.0%
*   Bank of India                                                   88,407     262,305       0.0%
    Berger Paints India, Ltd.                                      347,022   1,436,807       0.0%
    Bharat Electronics, Ltd.                                       726,004   2,064,577       0.0%
    Bharat Forge, Ltd.                                             451,506   4,928,480       0.1%
    Bharat Heavy Electricals, Ltd.                               1,533,737   2,322,126       0.0%
    Bharat Petroleum Corp., Ltd.                                   794,100   6,630,570       0.1%
    Bharti Airtel, Ltd.                                          1,820,147  14,005,459       0.2%
    Bharti Infratel, Ltd.                                          729,923   4,987,709       0.1%
    Biocon, Ltd.                                                   121,818     676,808       0.0%
    Bosch, Ltd.                                                      8,153   2,645,842       0.0%
    Britannia Industries, Ltd.                                      26,712   1,910,999       0.0%
    Cadila Healthcare, Ltd.                                        362,605   2,813,880       0.0%
    Canara Bank                                                    210,998   1,327,324       0.0%
    Castrol India, Ltd.                                            123,940     765,765       0.0%
    Cholamandalam Investment and Finance Co., Ltd.                  62,791   1,115,058       0.0%
    Cipla, Ltd.                                                    536,514   5,190,547       0.1%
    Coal India, Ltd.                                               666,119   2,953,291       0.1%
    Colgate-Palmolive India, Ltd.                                  131,724   2,161,813       0.0%
    Container Corp. Of India, Ltd.                                  68,913   1,469,314       0.0%
    CRISIL, Ltd.                                                     7,945     220,747       0.0%
    Cummins India, Ltd.                                             95,747   1,338,102       0.0%
    Dabur India, Ltd.                                              743,476   3,826,721       0.1%
    Dalmia Bharat, Ltd.                                             26,093   1,209,359       0.0%
    Dewan Housing Finance Corp., Ltd.                              212,017   2,102,205       0.0%
    Divi's Laboratories, Ltd.                                      147,169   2,004,490       0.0%
    DLF, Ltd.                                                      457,260   1,425,640       0.0%
    Dr Reddy's Laboratories, Ltd.                                   71,015   2,649,292       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
#   Dr Reddy's Laboratories, Ltd. ADR                              148,465 $ 5,399,672       0.1%
    Edelweiss Financial Services, Ltd.                             467,047   2,029,281       0.0%
    Eicher Motors, Ltd.                                             20,610  10,257,531       0.2%
    Emami, Ltd.                                                     90,332   1,760,108       0.0%
    Exide Industries, Ltd.                                         375,923   1,217,372       0.0%
    Federal Bank, Ltd.                                           1,802,607   3,397,030       0.1%
*   Future Retail, Ltd.                                             58,006     465,450       0.0%
    GAIL India, Ltd.                                               643,479   4,622,571       0.1%
    GAIL India, Ltd. GDR                                            38,388   1,691,348       0.0%
    Gillette India, Ltd.                                               153      14,102       0.0%
    GlaxoSmithKline Consumer Healthcare, Ltd.                       13,803   1,081,414       0.0%
    GlaxoSmithKline Pharmaceuticals, Ltd.                           13,217     525,122       0.0%
    Glenmark Pharmaceuticals, Ltd.                                 302,977   2,895,825       0.0%
    Godrej Consumer Products, Ltd.                                 337,726   4,870,017       0.1%
    Godrej Industries, Ltd.                                         71,533     653,925       0.0%
    Grasim Industries, Ltd.                                        231,681   4,401,787       0.1%
    Gruh Finance, Ltd.                                              92,408     713,499       0.0%
    Havells India, Ltd.                                            270,419   2,027,571       0.0%
    HCL Technologies, Ltd.                                       1,037,065  13,697,140       0.2%
    HDFC Bank, Ltd.                                              1,441,144  40,301,596       0.6%
    Hero MotoCorp, Ltd.                                            102,635   6,114,317       0.1%
    Hindalco Industries, Ltd.                                    3,109,168  12,861,970       0.2%
    Hindustan Petroleum Corp., Ltd.                                939,293   6,481,681       0.1%
    Hindustan Unilever, Ltd.                                     1,148,145  21,969,730       0.3%
    Housing Development Finance Corp., Ltd.                      1,501,415  39,446,931       0.6%
    ICICI Bank, Ltd.                                               967,335   4,533,186       0.1%
    ICICI Bank, Ltd. Sponsored ADR                               1,135,139  10,386,517       0.2%
    Idea Cellular, Ltd.                                          4,707,987   6,746,232       0.1%
    IDFC Bank, Ltd.                                              2,131,525   1,863,938       0.0%
    IIFL Holdings, Ltd.                                            101,212     961,467       0.0%
    Indiabulls Housing Finance, Ltd.                               699,664  13,442,923       0.2%
    Indian Oil Corp., Ltd.                                       1,048,841   6,734,396       0.1%
    IndusInd Bank, Ltd.                                            270,851   6,819,485       0.1%
    Infosys, Ltd.                                                1,886,232  26,860,653       0.4%
#   Infosys, Ltd. Sponsored ADR                                    847,888  12,591,137       0.2%
    InterGlobe Aviation, Ltd.                                       20,781     400,896       0.0%
    ITC, Ltd.                                                    4,896,443  20,115,143       0.3%
    JSW Steel, Ltd.                                              3,529,388  14,153,501       0.2%
    Kansai Nerolac Paints, Ltd.                                     37,920     302,757       0.0%
    Kotak Mahindra Bank, Ltd.                                      692,947  10,990,368       0.2%
    L&T Finance Holdings, Ltd.                                     584,335   1,819,935       0.0%
    Larsen & Toubro, Ltd.                                          544,770  10,298,645       0.2%
    LIC Housing Finance, Ltd.                                      817,984   7,573,570       0.1%
    Lupin, Ltd.                                                    355,461   5,634,146       0.1%
    Mahindra & Mahindra Financial Services, Ltd.                   410,358   2,745,150       0.0%
    Mahindra & Mahindra, Ltd.                                      460,091   9,567,170       0.1%
    Mangalore Refinery & Petrochemicals, Ltd.                      285,511     632,420       0.0%
    Marico, Ltd.                                                   748,884   3,648,499       0.1%
    Maruti Suzuki India, Ltd.                                      138,331  17,567,551       0.3%
    Max Financial Services, Ltd.                                    11,034      99,641       0.0%
    Motherson Sumi Systems, Ltd.                                   864,629   4,864,834       0.1%
    Motilal Oswal Financial Services, Ltd.                          26,177     554,934       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    MRF, Ltd.                                                        2,969 $ 3,051,035       0.1%
    Muthoot Finance, Ltd.                                          188,334   1,435,205       0.0%
    Natco Pharma, Ltd.                                               5,022      75,492       0.0%
    NBCC India, Ltd.                                                84,858     343,231       0.0%
    Nestle India, Ltd.                                              37,106   4,126,875       0.1%
    NHPC, Ltd.                                                   2,269,230   1,004,529       0.0%
    NTPC, Ltd.                                                   1,577,791   4,398,851       0.1%
    Oil & Natural Gas Corp., Ltd.                                1,209,513   3,573,903       0.1%
    Oil India, Ltd.                                                286,752   1,635,294       0.0%
    Oracle Financial Services Software, Ltd.                        27,493   1,482,206       0.0%
    Page Industries, Ltd.                                            3,784   1,157,269       0.0%
    Petronet LNG, Ltd.                                           1,094,125   4,394,354       0.1%
    Pidilite Industries, Ltd.                                      196,824   2,376,093       0.0%
    Piramal Enterprises, Ltd.                                      115,727   4,895,664       0.1%
    Power Finance Corp., Ltd.                                    1,772,112   3,815,367       0.1%
    Power Grid Corp. of India, Ltd.                              1,666,135   5,450,962       0.1%
    Procter & Gamble Hygiene & Health Care, Ltd.                    10,367   1,388,503       0.0%
*   Punjab National Bank                                           627,033   1,914,323       0.0%
    Rajesh Exports, Ltd.                                           146,511   1,769,497       0.0%
    Ramco Cements, Ltd. (The)                                       41,801     463,787       0.0%
    Reliance Capital, Ltd.                                         174,706   1,554,524       0.0%
*   Reliance Home Finance, Ltd.                                    174,706     232,640       0.0%
    Reliance Industries, Ltd.                                    3,083,335  44,979,899       0.7%
    Rural Electrification Corp., Ltd.                            1,952,124   5,234,139       0.1%
    Shree Cement, Ltd.                                              10,928   3,179,722       0.1%
    Shriram City Union Finance, Ltd.                                 1,315      46,820       0.0%
    Shriram Transport Finance Co., Ltd.                            246,328   4,457,367       0.1%
    Siemens, Ltd.                                                   50,501     991,481       0.0%
    State Bank of India                                          1,702,560   8,060,544       0.1%
*   Steel Authority of India, Ltd.                                 893,340   1,072,576       0.0%
    Sun Pharmaceutical Industries, Ltd.                          1,256,320  10,721,933       0.2%
    Sun TV Network, Ltd.                                           150,070   1,986,258       0.0%
    Sundaram Finance, Ltd.                                          23,010     618,814       0.0%
    Tata Communications, Ltd.                                       65,684     696,609       0.0%
    Tata Consultancy Services, Ltd.                                702,461  28,417,240       0.4%
*   Tata Motors, Ltd.                                            1,650,833  10,931,645       0.2%
*   Tata Motors, Ltd. Sponsored ADR                                 41,094   1,346,239       0.0%
    Tata Power Co., Ltd. (The)                                   2,105,165   2,770,055       0.0%
    Tata Steel, Ltd.                                             1,031,799  11,217,315       0.2%
    Tech Mahindra, Ltd.                                            966,990   7,209,039       0.1%
    Titan Co., Ltd.                                                333,216   3,290,427       0.1%
    Torrent Pharmaceuticals, Ltd.                                   94,358   1,847,594       0.0%
    TVS Motor Co., Ltd.                                            153,935   1,724,239       0.0%
    Ultratech Cement, Ltd.                                          79,522   5,407,641       0.1%
    United Breweries, Ltd.                                          96,720   1,532,990       0.0%
*   United Spirits, Ltd.                                            63,590   2,996,886       0.1%
    UPL, Ltd.                                                      812,040  10,030,451       0.2%
    Vakrangee, Ltd.                                                152,986   1,327,849       0.0%
    Vedanta, Ltd.                                                3,450,645  17,722,576       0.3%
    Voltas, Ltd.                                                   103,766     909,949       0.0%
    Whirlpool of India, Ltd.                                           508      10,758       0.0%
    Wipro, Ltd.                                                  1,757,751   8,007,089       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
INDIA -- (Continued)
    Yes Bank, Ltd.                                                2,274,564 $ 11,068,539       0.2%
    Zee Entertainment Enterprises, Ltd.                             571,111    4,794,674       0.1%
                                                                            ------------      ----
TOTAL INDIA                                                                  806,930,047      12.0%
                                                                            ------------      ----
INDONESIA -- (2.6%)
    Adaro Energy Tbk PT                                          51,295,200    6,903,044       0.1%
    AKR Corporindo Tbk PT                                         1,603,000      880,747       0.0%
    Astra Agro Lestari Tbk PT                                     1,294,744    1,391,541       0.0%
    Astra International Tbk PT                                   27,259,810   16,079,648       0.2%
    Bank Central Asia Tbk PT                                     13,354,500   20,571,814       0.3%
    Bank Danamon Indonesia Tbk PT                                 5,999,479    2,256,817       0.0%
    Bank Mandiri Persero Tbk PT                                  25,018,334   12,994,570       0.2%
    Bank Negara Indonesia Persero Tbk PT                         13,121,822    7,355,690       0.1%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT          2,117,700      382,579       0.0%
    Bank Rakyat Indonesia Persero Tbk PT                         14,166,200   16,298,207       0.3%
    Bank Tabungan Negara Persero Tbk PT                           4,998,800    1,017,249       0.0%
*   Barito Pacific Tbk PT                                         2,893,300      431,026       0.0%
*   Bayan Resources Tbk PT                                           79,500       64,316       0.0%
    Bumi Serpong Damai Tbk PT                                    15,150,000    1,922,858       0.0%
    Charoen Pokphand Indonesia Tbk PT                            12,097,200    2,943,931       0.1%
    Ciputra Development Tbk PT                                    1,797,746      160,413       0.0%
    Gudang Garam Tbk PT                                             789,700    4,075,520       0.1%
    Indocement Tunggal Prakarsa Tbk PT                            2,133,500    3,530,278       0.1%
    Indofood CBP Sukses Makmur Tbk PT                             3,456,800    2,243,689       0.0%
    Indofood Sukses Makmur Tbk PT                                12,979,900    7,847,033       0.1%
    Indosat Tbk PT                                                1,720,800      761,231       0.0%
    Jasa Marga Persero Tbk PT                                     3,871,113    1,855,336       0.0%
    Kalbe Farma Tbk PT                                           30,284,700    3,572,754       0.1%
    Matahari Department Store Tbk PT                              2,898,700    1,837,362       0.0%
    Mayora Indah Tbk PT                                          19,567,525    2,958,124       0.1%
    Media Nusantara Citra Tbk PT                                 12,079,200    1,389,122       0.0%
    Mitra Keluarga Karyasehat Tbk PT                              2,215,000      303,806       0.0%
    Pakuwon Jati Tbk PT                                          46,392,900    2,154,469       0.0%
    Perusahaan Gas Negara Persero Tbk                            17,096,300    2,319,682       0.0%
    Semen Baturaja Persero Tbk PT                                 1,298,200      267,057       0.0%
    Semen Indonesia Persero Tbk PT                                5,688,100    4,569,996       0.1%
    Sinar Mas Agro Resources & Technology Tbk PT                  1,116,500      317,033       0.0%
    Surya Citra Media Tbk PT                                     10,406,100    1,650,149       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT                    1,188,400    1,005,740       0.0%
    Telekomunikasi Indonesia Persero Tbk PT                      39,175,700   11,688,728       0.2%
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR           196,768    5,910,911       0.1%
    Tower Bersama Infrastructure Tbk PT                           2,551,800    1,282,281       0.0%
    Unilever Indonesia Tbk PT                                     2,121,800    7,759,687       0.1%
    United Tractors Tbk PT                                        4,686,596   11,977,427       0.2%
    Waskita Karya Persero Tbk PT                                 12,223,279    1,910,780       0.0%
*   XL Axiata Tbk PT                                             10,781,100    2,687,200       0.1%
                                                                            ------------      ----
TOTAL INDONESIA                                                              177,529,845       2.6%
                                                                            ------------      ----
MALAYSIA -- (2.7%)
    Affin Holdings Bhd                                              741,300      448,213       0.0%
    AirAsia Bhd                                                   5,747,300    4,535,383       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Alliance Bank Malaysia Bhd                                    1,073,400 $   935,442       0.0%
    AMMB Holdings Bhd                                             3,743,259   3,785,475       0.1%
    Astro Malaysia Holdings Bhd                                   2,488,700   1,651,939       0.0%
#   Axiata Group Bhd                                              3,971,711   5,057,748       0.1%
    Batu Kawan Bhd                                                  105,400     492,967       0.0%
    BIMB Holdings Bhd                                             1,182,855   1,226,725       0.0%
    Boustead Holdings Bhd                                           264,800     188,848       0.0%
    British American Tobacco Malaysia Bhd                           236,000   2,185,860       0.0%
    CIMB Group Holdings Bhd                                       5,958,610   8,641,990       0.1%
    Dialog Group Bhd                                              1,968,818   1,051,363       0.0%
    DiGi.Com Bhd                                                  5,587,720   6,599,304       0.1%
#   Felda Global Ventures Holdings Bhd                            1,828,100     824,532       0.0%
    Fraser & Neave Holdings Bhd                                       6,700      40,070       0.0%
    Gamuda Bhd                                                    1,878,400   2,329,487       0.0%
#   Genting Bhd                                                   5,555,700  11,875,769       0.2%
#   Genting Malaysia Bhd                                          2,883,000   3,426,685       0.1%
    Genting Plantations Bhd                                         378,500     954,936       0.0%
#   HAP Seng Consolidated Bhd                                     1,066,700   2,339,137       0.0%
    Hartalega Holdings Bhd                                        1,106,800   1,993,381       0.0%
    Hong Leong Bank Bhd                                             733,066   2,759,922       0.1%
    Hong Leong Financial Group Bhd                                  747,883   2,950,914       0.1%
#   IHH Healthcare Bhd                                            1,468,500   1,956,841       0.0%
    IJM Corp. Bhd                                                 5,595,662   4,216,416       0.1%
    IOI Corp. Bhd                                                 4,158,205   4,381,929       0.1%
    IOI Properties Group Bhd                                      2,843,429   1,337,566       0.0%
    Kuala Lumpur Kepong Bhd                                         453,300   2,634,976       0.1%
#   Lafarge Malaysia Bhd                                            251,580     413,812       0.0%
    Malayan Banking Bhd                                           4,845,851  10,588,191       0.2%
    Malaysia Airports Holdings Bhd                                1,240,841   2,426,054       0.0%
#   Malaysia Building Society Bhd                                   967,200     253,492       0.0%
    Maxis Bhd                                                     2,881,400   4,048,840       0.1%
    MISC Bhd                                                      2,381,098   3,905,653       0.1%
    MMC Corp. Bhd                                                 1,817,400     854,229       0.0%
#   My EG Services Bhd                                            3,146,800   1,627,930       0.0%
    Petronas Chemicals Group Bhd                                  3,567,800   6,211,036       0.1%
    Petronas Dagangan Bhd                                           351,300   1,988,306       0.0%
#   Petronas Gas Bhd                                                890,500   3,794,730       0.1%
    PPB Group Bhd                                                   937,800   3,718,636       0.1%
    Press Metal Aluminium Holdings Bhd                            1,771,200   1,853,420       0.0%
    Public Bank Bhd                                               3,656,014  17,667,806       0.3%
    QL Resources Bhd                                                502,190     461,478       0.0%
    RHB Bank Bhd                                                  1,590,705   1,908,763       0.0%
    Sapura Energy Bhd                                            13,106,700   4,960,007       0.1%
    Sime Darby Bhd                                                3,018,761   6,560,691       0.1%
#   SP Setia Bhd Group                                            1,018,486     787,441       0.0%
#   Sunway Bhd                                                    2,693,625   1,100,085       0.0%
    Telekom Malaysia Bhd                                          1,435,664   2,154,292       0.0%
    Tenaga Nasional Bhd                                           4,375,250  15,501,980       0.2%
    Top Glove Corp. Bhd                                           1,101,700   1,665,215       0.0%
*   UMW Holdings Bhd                                              1,406,766   1,741,300       0.0%
    United Plantations Bhd                                           49,700     321,963       0.0%
    Westports Holdings Bhd                                        1,553,100   1,362,482       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MALAYSIA -- (Continued)
    YTL Corp. Bhd                                                16,754,199 $  5,026,272       0.1%
    YTL Power International Bhd                                   3,241,097      995,194       0.0%
                                                                            ------------       ---
TOTAL MALAYSIA                                                               184,723,116       2.8%
                                                                            ------------       ---
MEXICO -- (4.0%)
#   Alfa S.A.B. de C.V. Class A                                   9,902,054   10,340,168       0.2%
    America Movil S.A.B. de C.V. Series L                        48,207,854   41,565,106       0.6%
    America Movil S.A.B. de C.V. Series L ADR                       109,448    1,873,750       0.0%
    Arca Continental S.A.B. de C.V.                                 824,241    5,245,512       0.1%
#*  Cemex S.A.B. de C.V.                                         19,131,714   15,557,444       0.2%
*   Cemex S.A.B. de C.V. Sponsored ADR                            1,766,143   14,323,416       0.2%
    Coca-Cola Femsa S.A.B. de C.V. Series L                         503,694    3,404,944       0.1%
#   Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR                     41,940    2,870,374       0.0%
#   El Puerto de Liverpool S.A.B. de C.V. Class C1                  272,661    1,861,093       0.0%
#   Fomento Economico Mexicano S.A.B. de C.V.                     1,602,272   13,957,800       0.2%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR           5,197      456,037       0.0%
    Gruma S.A.B. de C.V. Class B                                    573,607    7,528,615       0.1%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR              15,027    1,426,363       0.0%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B         404,642    3,847,442       0.1%
#   Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR               35,972    6,431,434       0.1%
    Grupo Bimbo S.A.B. de C.V. Series A                           2,700,652    6,253,052       0.1%
#   Grupo Carso S.A.B. de C.V. Series A1                            936,360    3,034,956       0.1%
    Grupo Elektra S.A.B. de C.V.                                    117,419    4,705,579       0.1%
    Grupo Financiero Banorte S.A.B. de C.V. Class O               2,973,402   17,618,552       0.3%
#   Grupo Financiero Inbursa S.A.B. de C.V. Class O               4,602,443    7,917,304       0.1%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B      3,869,534    6,503,130       0.1%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B ADR     64,027      539,107       0.0%
#   Grupo Lala S.A.B. de C.V.                                     1,192,370    1,841,568       0.0%
#   Grupo Mexico S.A.B. de C.V. Series B                          6,360,255   20,684,700       0.3%
#   Grupo Televisa S.A.B. Series CPO                              3,641,138   15,938,258       0.2%
    Grupo Televisa S.A.B. Sponsored ADR                             135,493    2,965,942       0.0%
#*  Impulsora del Desarrollo y El Empleo en America Latina
      S.A.B. de C.V.                                              2,356,506    4,288,523       0.1%
    Industrias Penoles S.A.B. de C.V.                               353,762    8,248,157       0.1%
    Infraestructura Energetica Nova S.A.B. de C.V.                  982,114    5,010,015       0.1%
#   Kimberly-Clark de Mexico S.A.B. de C.V. Class A               2,348,560    4,040,085       0.1%
*   La Comer S.A.B. de C.V.                                         115,297      111,859       0.0%
#   Megacable Holdings S.A.B. de C.V.                               189,676      751,511       0.0%
    Mexichem S.A.B. de C.V.                                       3,030,320    7,805,088       0.1%
*   Organizacion Soriana S.A.B. de C.V. Class B                   1,096,976    2,300,178       0.0%
#   Promotora y Operadora de Infraestructura S.A.B. de
      C.V.(2393388)                                                 420,380    3,997,302       0.1%
    Promotora y Operadora de Infraestructura S.A.B. de
      C.V.(BP85573)                                                   3,236       24,203       0.0%
    Wal-Mart de Mexico S.A.B. de C.V.                             7,198,435   16,115,213       0.2%
                                                                            ------------       ---
TOTAL MEXICO                                                                 271,383,780       4.0%
                                                                            ------------       ---
PERU -- (0.3%)
    Cementos Pacasmayo SAA ADR                                       11,959      152,362       0.0%
    Cia de Minas Buenaventura SAA ADR                               139,674    1,926,104       0.0%
    Credicorp, Ltd.                                                  78,885   16,521,674       0.3%
*   Grana y Montero SAA Sponsored ADR                               108,988      490,446       0.0%
                                                                            ------------       ---
TOTAL PERU                                                                    19,090,586       0.3%
                                                                            ------------       ---

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
PHILIPPINES -- (1.3%)
    Aboitiz Equity Ventures, Inc.                                 2,290,670 $ 3,327,457       0.1%
    Aboitiz Power Corp.                                           2,219,900   1,827,722       0.0%
*   Alliance Global Group, Inc.                                   9,307,400   2,887,099       0.0%
    Ayala Corp.                                                     314,587   6,277,617       0.1%
    Ayala Land, Inc.                                              9,575,518   8,020,074       0.1%
    Bank of the Philippine Islands                                1,018,023   1,934,509       0.0%
    BDO Unibank, Inc.                                             1,992,542   5,309,581       0.1%
    DMCI Holdings, Inc.                                          10,645,700   3,162,047       0.1%
*   DoubleDragon Properties Corp.                                   297,600     233,504       0.0%
    Emperador, Inc.                                               1,850,900     258,213       0.0%
    Energy Development Corp.                                      3,763,713     420,946       0.0%
    Globe Telecom, Inc.                                              58,490   2,314,816       0.0%
    GT Capital Holdings, Inc.                                       128,550   2,941,089       0.1%
    International Container Terminal Services, Inc.               1,287,400   2,636,717       0.0%
    JG Summit Holdings, Inc.                                      2,507,850   3,739,575       0.1%
    Jollibee Foods Corp.                                            695,840   3,360,116       0.1%
    LT Group, Inc.                                                5,022,600   1,749,667       0.0%
    Manila Electric Co.                                             387,830   2,192,443       0.0%
    Megaworld Corp.                                              19,621,500   2,025,857       0.0%
    Metro Pacific Investments Corp.                              22,603,200   2,978,923       0.1%
    Metropolitan Bank & Trust Co.                                 1,016,195   1,705,247       0.0%
*   Philippine National Bank                                        158,348     179,339       0.0%
    PLDT, Inc.                                                       87,155   2,890,368       0.1%
#   PLDT, Inc. Sponsored ADR                                         59,031   1,951,565       0.0%
    Puregold Price Club, Inc.                                     1,734,500   1,713,825       0.0%
    Robinsons Land Corp.                                          3,244,300   1,587,293       0.0%
    Robinsons Retail Holdings, Inc.                                 557,560   1,048,186       0.0%
    San Miguel Corp.                                              1,404,830   2,804,469       0.0%
    Security Bank Corp.                                             215,470   1,027,093       0.0%
    Semirara Mining & Power Corp.                                 2,116,000   1,741,834       0.0%
    SM Investments Corp.                                            264,833   4,904,675       0.1%
    SM Prime Holdings, Inc.                                       9,223,910   6,617,359       0.1%
*   Top Frontier Investment Holdings, Inc.                           42,789     247,137       0.0%
    Universal Robina Corp.                                        1,282,840   3,550,643       0.1%
                                                                            -----------       ---
TOTAL PHILIPPINES                                                            89,567,005       1.3%
                                                                            -----------       ---
POLAND -- (1.8%)
*   Alior Bank SA                                                   163,227   3,242,367       0.1%
*   AmRest Holdings SE                                                  344      33,368       0.0%
    Bank Handlowy w Warszawie SA                                     46,054     941,778       0.0%
*   Bank Millennium SA                                            1,265,401   2,773,376       0.0%
    Bank Pekao SA                                                   232,319   7,591,232       0.1%
    Bank Zachodni WBK SA                                             47,100   4,725,732       0.1%
    Budimex SA                                                        1,258      64,473       0.0%
    CCC SA                                                           36,838   2,762,288       0.0%
    CD Projekt SA                                                    86,768   2,874,026       0.1%
#   Cyfrowy Polsat SA                                               412,395   2,872,422       0.0%
    Enea SA                                                         154,249     590,257       0.0%
    Grupa Azoty SA                                                   88,176   1,767,947       0.0%
#   Grupa Lotos SA                                                  352,784   6,397,536       0.1%
#*  ING Bank Slaski SA                                               39,956   2,173,674       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
POLAND -- (Continued)
*   Jastrzebska Spolka Weglowa SA                                  109,985 $  2,957,822       0.1%
    KGHM Polska Miedz SA                                           387,719   13,105,253       0.2%
    KRUK SA                                                          1,152       88,280       0.0%
    LPP SA                                                           1,669    3,930,834       0.1%
*   mBank SA                                                        29,442    3,722,852       0.1%
#*  Orange Polska SA                                             1,139,817    1,756,390       0.0%
*   PGE Polska Grupa Energetyczna SA                             2,607,697    9,349,984       0.1%
    Polski Koncern Naftowy Orlen SA                                649,675   22,978,685       0.3%
    Polskie Gornictwo Naftowe i Gazownictwo SA                   2,283,734    4,196,751       0.1%
*   Powszechna Kasa Oszczednosci Bank Polski SA                  1,052,603   11,203,183       0.2%
    Powszechny Zaklad Ubezpieczen SA                               808,411   10,433,057       0.2%
    Synthos SA                                                     889,961    1,204,788       0.0%
*   Tauron Polska Energia SA                                     2,675,765    2,587,174       0.0%
                                                                           ------------       ---
TOTAL POLAND                                                                126,325,529       1.9%
                                                                           ------------       ---
RUSSIA -- (1.6%)
    Gazprom PJSC Sponsored ADR                                   3,488,260   14,983,521       0.2%
*   Lenta, Ltd. GDR(BJ621Y903)                                      30,830      194,532       0.0%
*   Lenta, Ltd. GDR(52634T200)                                     106,863      674,306       0.0%
    Lukoil PJSC Sponsored ADR                                      225,119   11,957,955       0.2%
    Magnitogorsk Iron & Steel Works PJSC Sponsored GDR             197,103    1,920,609       0.0%
*   Mail.Ru Group, Ltd. GDR                                         35,553    1,155,472       0.0%
    MegaFon PJSC GDR                                               139,778    1,460,887       0.0%
    MMC Norilsk Nickel PJSC ADR(BYSW6D901)                         406,377    7,478,167       0.1%
    MMC Norilsk Nickel PJSC ADR(55315J102)                          36,191      667,977       0.0%
    Novatek PJSC GDR                                                61,847    7,058,944       0.1%
    Novolipetsk Steel PJSC GDR                                     123,601    2,849,610       0.1%
    PhosAgro PJSC GDR                                               76,363    1,049,943       0.0%
    Rosneft Oil Co. PJSC GDR                                       833,683    4,570,770       0.1%
    Rostelecom PJSC Sponsored ADR(778529107)                        20,806      150,844       0.0%
    Rostelecom PJSC Sponsored ADR(B114RM901)                        78,867      554,394       0.0%
    RusHydro PJSC ADR(BYZ5W4903)                                 1,329,772    1,780,668       0.0%
    RusHydro PJSC ADR(782183404)                                    12,131       16,619       0.0%
    Sberbank of Russia PJSC Sponsored ADR                        1,818,206   26,095,273       0.4%
    Severstal PJSC GDR                                             211,364    3,223,643       0.1%
    Tatneft PJSC Sponsored ADR                                     200,455    9,023,587       0.1%
    VEON, Ltd.                                                     221,245      865,068       0.0%
    VTB Bank PJSC GDR(46630Q202)                                 1,647,605    3,410,542       0.1%
    VTB Bank PJSC GDR(B1W7FX909)                                 1,358,280    2,811,959       0.0%
*   X5 Retail Group NV GDR                                          78,490    3,225,939       0.1%
                                                                           ------------       ---
TOTAL RUSSIA                                                                107,181,229       1.6%
                                                                           ------------       ---
SOUTH AFRICA -- (7.1%)
*   Anglo American Platinum, Ltd.                                  119,560    3,327,076       0.1%
    AngloGold Ashanti, Ltd. Sponsored ADR                        1,637,102   15,225,049       0.2%
    Aspen Pharmacare Holdings, Ltd.                                574,874   12,989,042       0.2%
    AVI, Ltd.                                                      429,602    2,995,466       0.0%
    Barclays Africa Group, Ltd.                                  1,655,908   16,403,521       0.2%
    Bid Corp., Ltd.                                                778,465   17,118,151       0.3%
    Bidvest Group, Ltd. (The)                                      816,938    9,918,617       0.1%
#*  Brait SE                                                       434,686    1,624,838       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH AFRICA -- (Continued)
    Capitec Bank Holdings, Ltd.                                     88,443 $  5,881,285       0.1%
    Clicks Group, Ltd.                                             378,720    4,241,849       0.1%
    Discovery, Ltd.                                                779,542    8,086,479       0.1%
    Distell Group, Ltd.                                             65,088      597,565       0.0%
    Exxaro Resources, Ltd.                                         371,212    3,772,307       0.1%
    FirstRand, Ltd.                                              4,730,180   17,169,759       0.3%
    Foschini Group, Ltd. (The)                                      76,526      733,501       0.0%
    Gold Fields, Ltd. Sponsored ADR                              3,351,777   13,306,555       0.2%
#*  Impala Platinum Holdings, Ltd.                                 504,893    1,400,960       0.0%
    Imperial Holdings, Ltd.                                        583,684    8,371,203       0.1%
    Investec, Ltd.                                                 964,772    6,579,655       0.1%
#   Kumba Iron Ore, Ltd.                                           164,394    3,162,866       0.0%
    Liberty Holdings, Ltd.                                         341,000    2,680,652       0.0%
    Life Healthcare Group Holdings, Ltd.                         3,462,168    6,418,940       0.1%
    MMI Holdings, Ltd.                                           2,540,559    3,375,567       0.1%
    Mondi, Ltd.                                                    279,338    6,700,623       0.1%
    Mr. Price Group, Ltd.                                          523,254    6,485,280       0.1%
    MTN Group, Ltd.                                              3,775,818   32,785,832       0.5%
    Naspers, Ltd. Class N                                          407,281   99,226,886       1.5%
    Nedbank Group, Ltd.                                            731,525   10,720,332       0.2%
    NEPI Rockcastle P.L.C.                                         344,559    4,796,547       0.1%
    Netcare, Ltd.                                                2,844,264    5,007,437       0.1%
    Novus Holdings, Ltd.                                           140,870       69,933       0.0%
    Pick n Pay Stores, Ltd.                                        261,842    1,098,101       0.0%
    Pioneer Foods Group, Ltd.                                      230,922    1,940,720       0.0%
    PSG Group, Ltd.                                                161,662    3,001,251       0.0%
    Sanlam, Ltd.                                                 3,042,227   15,227,449       0.2%
    Sappi, Ltd.                                                  1,584,765   10,612,386       0.2%
    Sasol, Ltd.                                                    146,080    4,268,133       0.1%
    Sasol, Ltd. Sponsored ADR                                      777,405   22,630,260       0.3%
    Shoprite Holdings, Ltd.                                        951,195   13,617,324       0.2%
    Sibanye-Sillwater                                            1,489,715    1,928,638       0.0%
    SPAR Group, Ltd. (The)                                         284,382    3,347,266       0.1%
    Standard Bank Group, Ltd.                                    2,023,352   23,495,927       0.4%
#   Steinhoff International Holdings NV                          3,713,530   16,120,765       0.2%
    Telkom SA SOC, Ltd.                                            963,003    3,606,958       0.1%
    Tiger Brands, Ltd.                                             296,871    8,108,042       0.1%
    Truworths International, Ltd.                                  979,184    5,216,953       0.1%
#   Vodacom Group, Ltd.                                            750,143    8,152,504       0.1%
    Woolworths Holdings, Ltd.                                    2,502,184    9,979,816       0.1%
                                                                           ------------       ---
TOTAL SOUTH AFRICA                                                          483,526,266       7.2%
                                                                           ------------       ---
SOUTH KOREA -- (17.6%)
    Amorepacific Corp.                                              35,738   10,027,802       0.2%
#   AMOREPACIFIC Group                                              45,012    5,772,187       0.1%
    BGF retail Co., Ltd.                                            38,514    2,719,201       0.0%
    BNK Financial Group, Inc.                                      503,774    4,469,837       0.1%
#*  Celltrion, Inc.                                                 84,397   13,046,837       0.2%
    Cheil Worldwide, Inc.                                           73,456    1,364,531       0.0%
#   CJ CGV Co., Ltd.                                                18,162    1,129,688       0.0%
    CJ CheilJedang Corp.                                            23,555    7,707,837       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
    CJ Corp.                                                      44,364 $ 7,396,190       0.1%
    CJ E&M Corp.                                                  37,668   2,843,952       0.0%
*   CJ Logistics Corp.                                            14,275   2,000,792       0.0%
    CJ O Shopping Co., Ltd.                                        2,962     523,066       0.0%
    Com2uSCorp                                                    12,702   1,513,940       0.0%
    Cosmax, Inc.                                                     393      48,811       0.0%
    Coway Co., Ltd.                                               80,403   6,990,133       0.1%
#   Cuckoo Electronics Co., Ltd.                                   2,015     270,943       0.0%
    Daelim Industrial Co., Ltd.                                   56,037   4,176,399       0.1%
*   Daewoo Engineering & Construction Co., Ltd.                  199,915   1,313,590       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.            16,540     270,906       0.0%
    DGB Financial Group, Inc.                                    327,013   3,050,076       0.1%
    Dongbu Insurance Co., Ltd.                                   143,180   9,014,188       0.1%
    Dongkuk Steel Mill Co., Ltd.                                  50,693     491,896       0.0%
    Dongsuh Cos., Inc.                                            23,739     582,802       0.0%
    Dongwon Systems Corp.                                          4,834     208,958       0.0%
    Doosan Corp.                                                  21,369   2,558,827       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.             183,881   2,877,226       0.0%
#*  Doosan Infracore Co., Ltd.                                   466,032   3,850,719       0.1%
    E-MART, Inc.                                                  40,862   8,179,723       0.1%
    Grand Korea Leisure Co., Ltd.                                 38,572     964,422       0.0%
    Green Cross Corp.                                              4,303     810,729       0.0%
    Green Cross Holdings Corp.                                    22,011     744,123       0.0%
#*  GS Engineering & Construction Corp.                          101,174   2,349,524       0.0%
    GS Holdings Corp.                                            180,713  10,700,057       0.2%
    GS Home Shopping, Inc.                                         4,597     863,217       0.0%
    GS Retail Co., Ltd.                                           55,466   1,653,709       0.0%
    Hana Financial Group, Inc.                                   584,969  25,035,987       0.4%
#*  Hanjin Kal Corp.                                              42,067     813,052       0.0%
    Hankook Tire Co., Ltd.                                       156,490   7,553,090       0.1%
#*  Hanmi Pharm Co., Ltd.                                          7,664   3,172,830       0.1%
#*  Hanmi Science Co., Ltd.                                       14,080   1,154,164       0.0%
    Hanon Systems                                                291,582   3,391,822       0.1%
    Hanssem Co., Ltd.                                             16,476   2,509,038       0.0%
    Hanwha Chemical Corp.                                        222,590   6,063,423       0.1%
    Hanwha Corp.                                                 178,504   7,122,560       0.1%
    Hanwha Life Insurance Co., Ltd.                              602,838   4,259,416       0.1%
#*  Hanwha Techwin Co.,Ltd.                                       73,861   2,531,743       0.0%
    Hite Jinro Co., Ltd.                                          52,663   1,251,720       0.0%
    Hotel Shilla Co., Ltd.                                        38,111   2,666,539       0.0%
*   Hugel, Inc.                                                    3,549   1,361,808       0.0%
    Hyosung Corp.                                                 62,471   7,507,876       0.1%
#*  Hyundai Construction Equipment Co., Ltd.                       3,388   1,133,287       0.0%
    Hyundai Department Store Co., Ltd.                            36,583   2,987,555       0.1%
    Hyundai Development Co-Engineering & Construction            118,792   4,256,365       0.1%
    Hyundai Elevator Co., Ltd.                                    10,664     521,766       0.0%
    Hyundai Engineering & Construction Co., Ltd.                 198,086   6,701,075       0.1%
    Hyundai Glovis Co., Ltd.                                      32,379   4,369,959       0.1%
    Hyundai Greenfood Co., Ltd.                                   63,538     907,003       0.0%
*   Hyundai Heavy Industries Co., Ltd.                            39,291   5,495,498       0.1%
    Hyundai Home Shopping Network Corp.                            8,843     963,712       0.0%
    Hyundai Marine & Fire Insurance Co., Ltd.                    191,326   7,751,924       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  Hyundai Merchant Marine Co., Ltd.                            121,088 $   799,946       0.0%
#*  Hyundai Mipo Dockyard Co., Ltd.                               23,665   2,295,289       0.0%
    Hyundai Mobis Co., Ltd.                                       74,326  17,686,287       0.3%
    Hyundai Motor Co.                                            181,576  26,122,725       0.4%
*   Hyundai Robotics Co., Ltd.                                    29,529  11,916,222       0.2%
*   Hyundai Rotem Co., Ltd.                                       38,614     676,445       0.0%
    Hyundai Steel Co.                                            201,846  10,373,916       0.2%
#   Hyundai Wia Corp.                                             31,002   1,786,558       0.0%
    Iljin Materials Co., Ltd.                                     17,651     509,168       0.0%
    Industrial Bank of Korea                                     468,370   6,417,256       0.1%
    Innocean Worldwide, Inc.                                       3,114     213,617       0.0%
#   IS Dongseo Co., Ltd.                                          27,962     862,821       0.0%
*   Jeil Pharmaceutical Co., Ltd.                                  2,282     128,753       0.0%
    Kakao Corp.                                                   26,225   3,373,928       0.1%
    Kangwon Land, Inc.                                           113,549   3,480,509       0.1%
    KB Financial Group, Inc.                                     382,135  19,979,647       0.3%
#   KB Financial Group, Inc. ADR                                  89,380   4,693,344       0.1%
    KCC Corp.                                                     11,620   4,049,104       0.1%
#   KEPCO Plant Service & Engineering Co., Ltd.                   27,560   1,016,983       0.0%
    Kia Motors Corp.                                             609,598  19,295,378       0.3%
    KIWOOM Securities Co., Ltd.                                   22,357   1,431,501       0.0%
    Kolon Industries, Inc.                                        33,244   2,248,559       0.0%
#*  Komipharm International Co., Ltd.                             28,759   1,030,218       0.0%
#   Korea Aerospace Industries, Ltd.                              98,940   5,022,439       0.1%
    Korea Electric Power Corp.                                   240,177   8,420,502       0.1%
#   Korea Electric Power Corp. Sponsored ADR                     130,759   2,303,974       0.0%
*   Korea Gas Corp.                                               48,786   1,781,783       0.0%
    Korea Investment Holdings Co., Ltd.                           80,004   4,528,844       0.1%
#   Korea Kolmar Co., Ltd.                                        20,573   1,521,900       0.0%
    Korea Petrochemical Ind Co., Ltd.                              9,082   2,030,263       0.0%
    Korea Zinc Co., Ltd.                                          10,814   4,946,604       0.1%
*   Korean Air Lines Co., Ltd.                                   153,221   4,337,456       0.1%
    Korean Reinsurance Co.                                       163,445   1,634,145       0.0%
    KT Corp. Sponsored ADR                                        95,200   1,369,928       0.0%
    KT&G Corp.                                                   126,044  11,935,837       0.2%
#   Kumho Petrochemical Co., Ltd.                                 36,428   2,258,349       0.0%
#*  Kumho Tire Co., Inc.                                         189,087   1,106,910       0.0%
    LG Chem, Ltd.                                                 48,566  17,510,787       0.3%
    LG Corp.                                                     132,158  10,161,598       0.2%
#   LG Display Co., Ltd.                                         525,059  13,735,843       0.2%
#   LG Display Co., Ltd. ADR                                     808,137  10,497,700       0.2%
    LG Electronics, Inc.                                         183,420  14,931,562       0.2%
    LG Household & Health Care, Ltd.                              13,908  14,617,053       0.2%
    LG Innotek Co., Ltd.                                          19,841   3,054,783       0.1%
    LG International Corp.                                        23,266     603,817       0.0%
    LG Uplus Corp.                                               430,773   4,946,415       0.1%
    LIG Nex1 Co., Ltd.                                            11,058     709,786       0.0%
#   Loen Entertainment, Inc.                                       7,273     691,267       0.0%
    Lotte Chemical Corp.                                          44,383  14,659,678       0.2%
    Lotte Chilsung Beverage Co., Ltd.                                 60      74,166       0.0%
*   Lotte Confectionery Co., Ltd.                                    237      39,280       0.0%
    Lotte Corp.                                                   28,714   1,911,835       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
SOUTH KOREA -- (Continued)
    LOTTE Himart Co., Ltd.                                        14,752 $    976,525       0.0%
    Lotte Shopping Co., Ltd.                                      20,703    4,160,862       0.1%
    LS Corp.                                                      33,839    2,389,305       0.0%
    LS Industrial Systems Co., Ltd.                               29,951    1,603,830       0.0%
#   Macquarie Korea Infrastructure Fund                          568,196    4,321,287       0.1%
#   Mando Corp.                                                   19,537    5,702,791       0.1%
    Medy-Tox, Inc.                                                 6,364    2,408,968       0.0%
    Meritz Financial Group, Inc.                                 117,954    1,717,645       0.0%
    Meritz Fire & Marine Insurance Co., Ltd.                     129,467    2,971,237       0.1%
    Meritz Securities Co., Ltd.                                  635,200    2,530,879       0.0%
    Mirae Asset Daewoo Co., Ltd.                                 456,755    4,144,890       0.1%
    NAVER Corp.                                                   37,790   30,204,488       0.5%
    NCSoft Corp.                                                  13,274    5,060,646       0.1%
    Nexen Tire Corp.                                              99,808    1,145,381       0.0%
    NH Investment & Securities Co., Ltd.                         216,131    2,714,394       0.0%
*   NHN Entertainment Corp.                                       13,146      805,826       0.0%
#   NongShim Co., Ltd.                                             4,477    1,390,272       0.0%
#   OCI Co., Ltd.                                                 31,064    3,138,376       0.1%
*   Orion Corp.                                                   33,727    3,198,049       0.1%
    Ottogi Corp.                                                   1,053      713,689       0.0%
*   Pan Ocean Co., Ltd.                                          431,074    2,024,995       0.0%
#   Paradise Co., Ltd.                                            62,375    1,119,744       0.0%
#   Poongsan Corp.                                                35,857    1,572,606       0.0%
    POSCO                                                         72,961   21,267,067       0.3%
    POSCO Sponsored ADR                                          109,096    7,961,826       0.1%
#   POSCO Chemtech Co., Ltd.                                      20,052      502,520       0.0%
    Posco Daewoo Corp.                                            85,173    1,477,705       0.0%
    S-1 Corp.                                                     27,474    2,248,217       0.0%
    S-Oil Corp.                                                   52,102    5,990,135       0.1%
    Samsung C&T Corp.                                             72,932    9,648,075       0.2%
    Samsung Card Co., Ltd.                                        59,683    1,955,574       0.0%
    Samsung Electro-Mechanics Co., Ltd.                           64,645    6,015,067       0.1%
    Samsung Electronics Co., Ltd.                                102,618  252,964,114       3.8%
    Samsung Electronics Co., Ltd. GDR                             52,509   64,740,101       1.0%
#*  Samsung Engineering Co., Ltd.                                 89,281      973,409       0.0%
    Samsung Fire & Marine Insurance Co., Ltd.                     54,328   13,256,688       0.2%
*   Samsung Heavy Industries Co., Ltd.                           480,671    5,065,987       0.1%
    Samsung Life Insurance Co., Ltd.                              79,853    9,627,424       0.2%
    Samsung SDI Co., Ltd.                                         73,914   13,618,537       0.2%
    Samsung SDS Co., Ltd.                                         33,828    6,263,762       0.1%
    Samsung Securities Co., Ltd.                                 134,259    4,270,379       0.1%
    Seoul Semiconductor Co., Ltd.                                 42,827    1,051,226       0.0%
    SFA Engineering Corp.                                         28,906    1,052,359       0.0%
    Shinhan Financial Group Co., Ltd.                            490,366   22,026,353       0.3%
#   Shinhan Financial Group Co., Ltd. ADR                         91,504    4,142,386       0.1%
    Shinsegae, Inc.                                               16,087    3,288,619       0.1%
#   SK Chemicals Co., Ltd.                                        30,297    2,000,441       0.0%
    SK Holdings Co., Ltd.                                         62,844   16,262,176       0.2%
    SK Hynix, Inc.                                               821,484   60,570,209       0.9%
    SK Innovation Co., Ltd.                                       89,604   16,437,023       0.3%
#   SK Materials Co., Ltd.                                         9,016    1,511,315       0.0%
    SK Networks Co., Ltd.                                        248,832    1,478,529       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
SOUTH KOREA -- (Continued)
    SK Telecom Co., Ltd.                                             22,141 $    5,227,045       0.1%
    SK Telecom Co., Ltd. ADR                                         24,883        650,442       0.0%
    SKC Co., Ltd.                                                    45,410      1,613,245       0.0%
#   SPC Samlip Co., Ltd.                                              3,031        372,238       0.0%
    Ssangyong Cement Industrial Co., Ltd.                            47,392        685,638       0.0%
    Taekwang Industrial Co., Ltd.                                        15         15,279       0.0%
#*  Taihan Electric Wire Co., Ltd.                                  154,853        175,688       0.0%
#   Tongyang Life Insurance Co., Ltd.                                88,773        701,364       0.0%
*   WONIK IPS Co., Ltd.                                               6,099        198,080       0.0%
    Woori Bank                                                      670,604      9,813,752       0.2%
#   Woori Bank Sponsored ADR                                          3,193        140,173       0.0%
    Young Poong Corp.                                                   703        699,572       0.0%
    Youngone Corp.                                                   47,419      1,457,407       0.0%
#   Yuhan Corp.                                                       9,477      1,726,754       0.0%
#*  Yungjin Pharmaceutical Co., Ltd.                                 60,994        484,337       0.0%
                                                                            --------------      ----
TOTAL SOUTH KOREA                                                            1,203,347,650      17.9%
                                                                            --------------      ----
TAIWAN -- (15.1%)
    Accton Technology Corp.                                         624,000      2,012,051       0.0%
#   Acer, Inc.                                                    5,739,811      2,970,217       0.1%
    Advanced Semiconductor Engineering, Inc.                     14,704,564     17,777,425       0.3%
    Advanced Semiconductor Engineering, Inc. ADR                     39,953        246,110       0.0%
#   Advantech Co., Ltd.                                             471,663      3,223,229       0.1%
    Airtac International Group                                      132,518      2,148,101       0.0%
    Asia Cement Corp.                                             4,383,758      3,911,475       0.1%
#   Asia Optical Co., Inc.                                           86,000        351,321       0.0%
*   Asia Pacific Telecom Co., Ltd.                                3,398,000      1,124,861       0.0%
    Asustek Computer, Inc.                                        1,223,180     10,592,850       0.2%
#   AU Optronics Corp.                                           29,102,873     11,925,414       0.2%
#   AU Optronics Corp. Sponsored ADR                                326,626      1,342,433       0.0%
#   Casetek Holdings, Ltd.                                          313,000      1,173,719       0.0%
    Catcher Technology Co., Ltd.                                  1,354,429     14,415,085       0.2%
    Cathay Financial Holding Co., Ltd.                            8,878,450     14,670,911       0.2%
#   Chailease Holding Co., Ltd.                                   2,471,840      6,376,225       0.1%
    Chang Hwa Commercial Bank, Ltd.                               9,752,283      5,287,509       0.1%
#   Cheng Shin Rubber Industry Co., Ltd.                          3,327,965      6,568,741       0.1%
    Chicony Electronics Co., Ltd.                                 1,111,664      2,784,286       0.0%
*   China Airlines, Ltd.                                          9,417,536      3,841,822       0.1%
    China Development Financial Holding Corp.                    25,907,121      7,942,456       0.1%
    China Life Insurance Co., Ltd.                                3,471,014      3,268,516       0.1%
    China Motor Corp.                                               992,000        888,300       0.0%
#   China Steel Corp.                                            16,140,932     13,143,630       0.2%
    Chipbond Technology Corp.                                       797,000      1,555,465       0.0%
#   Chroma ATE, Inc.                                                336,000      1,638,658       0.0%
    Chunghwa Precision Test Tech Co., Ltd.                           25,000        909,174       0.0%
    Chunghwa Telecom Co., Ltd.                                    1,693,000      5,781,928       0.1%
#   Chunghwa Telecom Co., Ltd. Sponsored ADR                        269,298      9,161,518       0.1%
    Compal Electronics, Inc.                                     10,369,541      7,634,779       0.1%
#   Compeq Manufacturing Co., Ltd.                                2,066,000      2,430,899       0.0%
    CTBC Financial Holding Co., Ltd.                             21,062,175     13,485,308       0.2%
    CTCI Corp.                                                    1,199,000      1,858,874       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
    Delta Electronics, Inc.                                       2,282,486 $10,982,539       0.2%
    E Ink Holdings, Inc.                                          1,253,000   1,750,183       0.0%
    E.Sun Financial Holding Co., Ltd.                            16,121,745   9,813,103       0.2%
    Eclat Textile Co., Ltd.                                         258,402   3,089,259       0.1%
    Elite Material Co., Ltd.                                        434,000   1,728,384       0.0%
#   Ennoconn Corp.                                                   62,000     883,122       0.0%
*   Epistar Corp.                                                 1,995,000   3,233,070       0.1%
    Eternal Materials Co., Ltd.                                   1,523,917   1,538,873       0.0%
    Eva Airways Corp.                                             7,272,592   3,584,719       0.1%
*   Evergreen Marine Corp. Taiwan, Ltd.                           2,904,261   1,739,670       0.0%
    Far Eastern International Bank                                  737,726     229,021       0.0%
    Far Eastern New Century Corp.                                 7,623,085   6,537,865       0.1%
    Far EasTone Telecommunications Co., Ltd.                      2,601,000   6,107,173       0.1%
    Farglory Land Development Co., Ltd.                             570,393     623,458       0.0%
    Feng TAY Enterprise Co., Ltd.                                   500,424   2,257,832       0.0%
    First Financial Holding Co., Ltd.                            18,569,226  11,980,025       0.2%
#   FLEXium Interconnect, Inc.                                      537,000   2,059,011       0.0%
    Formosa Chemicals & Fibre Corp.                               3,606,518  10,956,655       0.2%
    Formosa Petrochemical Corp.                                   1,719,000   6,017,479       0.1%
    Formosa Plastics Corp.                                        3,712,153  11,316,377       0.2%
    Formosa Taffeta Co., Ltd.                                     1,465,000   1,503,578       0.0%
    Foxconn Technology Co., Ltd.                                  1,619,627   5,165,731       0.1%
    Fubon Financial Holding Co., Ltd.                             7,341,233  11,699,790       0.2%
    General Interface Solution Holding, Ltd.                        260,000   2,387,078       0.0%
#*  Genius Electronic Optical Co., Ltd.                              81,000     912,907       0.0%
    Giant Manufacturing Co., Ltd.                                   571,506   2,938,231       0.1%
    Globalwafers Co., Ltd.                                          209,000   2,424,513       0.0%
#   Gourmet Master Co., Ltd.                                        101,305   1,162,877       0.0%
#   HannStar Display Corp.                                        7,103,000   2,758,711       0.0%
#   Highwealth Construction Corp.                                 2,120,190   2,836,453       0.0%
    Hiwin Technologies Corp.                                        301,925   3,030,376       0.1%
    Hon Hai Precision Industry Co., Ltd.                         17,961,653  66,762,435       1.0%
    Hota Industrial Manufacturing Co., Ltd.                         290,235   1,356,368       0.0%
    Hotai Motor Co., Ltd.                                           362,000   4,202,884       0.1%
#*  HTC Corp.                                                     1,292,235   2,900,054       0.1%
    Hua Nan Financial Holdings Co., Ltd.                         14,358,307   7,857,795       0.1%
#   Innolux Corp.                                                29,692,241  13,014,285       0.2%
    Inventec Corp.                                                5,430,551   4,220,127       0.1%
#   Kenda Rubber Industrial Co., Ltd.                             1,082,377   1,436,134       0.0%
#   King Slide Works Co., Ltd.                                       67,000     896,106       0.0%
    King Yuan Electronics Co., Ltd.                               1,471,000   1,560,041       0.0%
    King's Town Bank Co., Ltd.                                    1,100,000   1,202,203       0.0%
    Kinsus Interconnect Technology Corp.                            683,000   1,723,193       0.0%
    Largan Precision Co., Ltd.                                      133,860  25,374,450       0.4%
    LCY Chemical Corp.                                              817,123   1,116,874       0.0%
    Lite-On Technology Corp.                                      4,896,410   6,914,618       0.1%
#   Long Chen Paper Co., Ltd.                                     1,312,509   1,933,626       0.0%
#*  Macronix International                                        1,629,000   2,978,848       0.1%
    MediaTek, Inc.                                                1,351,995  15,385,044       0.2%
    Mega Financial Holding Co., Ltd.                             17,020,369  13,379,662       0.2%
*   Mercuries Life Insurance Co., Ltd.                              369,953     195,163       0.0%
#   Merida Industry Co., Ltd.                                       271,287   1,264,537       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
TAIWAN -- (Continued)
    Merry Electronics Co., Ltd.                                     223,000 $  1,705,861       0.0%
    Micro-Star International Co., Ltd.                            1,080,000    2,639,350       0.0%
    Nan Ya Plastics Corp.                                         4,272,599   10,543,971       0.2%
#   Nanya Technology Corp.                                          992,010    2,696,807       0.0%
    Nien Made Enterprise Co., Ltd.                                  204,000    2,123,043       0.0%
#   Novatek Microelectronics Corp.                                1,037,000    3,841,077       0.1%
    Parade Technologies, Ltd.                                        90,000    1,467,591       0.0%
    PChome Online, Inc.                                             109,395      633,279       0.0%
    Pegatron Corp.                                                5,311,345   13,763,017       0.2%
#   Phison Electronics Corp.                                        305,000    3,631,087       0.1%
    Pou Chen Corp.                                                5,164,487    6,508,656       0.1%
    Powertech Technology, Inc.                                    2,217,819    6,945,363       0.1%
    Poya International Co., Ltd.                                     73,275      939,734       0.0%
    President Chain Store Corp.                                     875,831    7,875,498       0.1%
#   Qisda Corp.                                                   2,532,000    1,849,559       0.0%
    Quanta Computer, Inc.                                         4,441,000   10,462,247       0.2%
#   Radiant Opto-Electronics Corp.                                  108,000      240,224       0.0%
    Realtek Semiconductor Corp.                                     728,950    2,744,551       0.0%
#*  Ruentex Development Co., Ltd.                                 1,690,050    1,735,710       0.0%
#   Ruentex Industries, Ltd.                                        770,182    1,233,702       0.0%
    ScinoPharm Taiwan, Ltd.                                         214,661      237,091       0.0%
    Shin Kong Financial Holding Co., Ltd.                        16,563,656    5,299,915       0.1%
#   Silergy Corp.                                                    55,000    1,187,930       0.0%
    Siliconware Precision Industries Co., Ltd.                    2,123,637    3,368,012       0.1%
    Siliconware Precision Industries Co., Ltd. Sponsored ADR         21,813      171,886       0.0%
    Simplo Technology Co., Ltd.                                     414,000    2,382,969       0.0%
    Sino-American Silicon Products, Inc.                            516,000    1,440,845       0.0%
    SinoPac Financial Holdings Co., Ltd.                         20,751,101    6,366,506       0.1%
    St Shine Optical Co., Ltd.                                       11,000      269,040       0.0%
    Standard Foods Corp.                                            525,418    1,301,618       0.0%
    Synnex Technology International Corp.                         2,397,343    3,038,926       0.1%
    Taichung Commercial Bank Co., Ltd.                              162,383       52,014       0.0%
#*  TaiMed Biologics, Inc.                                          109,000      790,103       0.0%
    Taishin Financial Holding Co., Ltd.                          19,954,023    8,736,167       0.1%
    Taiwan Business Bank                                          8,567,684    2,366,954       0.0%
    Taiwan Cement Corp.                                           8,270,720    9,192,922       0.1%
    Taiwan Cooperative Financial Holding Co., Ltd.               15,851,278    8,570,013       0.1%
    Taiwan FamilyMart Co., Ltd.                                      89,000      542,896       0.0%
#   Taiwan Fertilizer Co., Ltd.                                   1,371,000    1,791,677       0.0%
*   Taiwan Glass Industry Corp.                                   2,124,375    1,096,511       0.0%
    Taiwan High Speed Rail Corp.                                  2,031,000    1,623,490       0.0%
    Taiwan Mobile Co., Ltd.                                       2,215,300    7,898,033       0.1%
    Taiwan Paiho, Ltd.                                              168,000      694,080       0.0%
    Taiwan Secom Co., Ltd.                                          362,670    1,067,920       0.0%
    Taiwan Semiconductor Manufacturing Co., Ltd.                 25,317,808  204,676,736       3.1%
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR    1,982,786   83,931,331       1.3%
*   Tatung Co., Ltd.                                              2,566,000    1,184,271       0.0%
    Teco Electric and Machinery Co., Ltd.                         3,380,000    3,156,825       0.1%
    Tong Yang Industry Co., Ltd.                                    936,000    1,954,141       0.0%
*   TPK Holding Co., Ltd.                                           905,000    2,989,641       0.1%
#   Transcend Information, Inc.                                     353,181    1,003,275       0.0%
    Tripod Technology Corp.                                         790,870    2,912,627       0.1%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
TAIWAN -- (Continued)
    Uni-President Enterprises Corp.                               7,758,033 $   16,209,662       0.2%
#   United Microelectronics Corp.                                39,656,000     20,466,664       0.3%
#   Vanguard International Semiconductor Corp.                    1,965,000      3,731,511       0.1%
#   Voltronic Power Technology Corp.                                 57,350      1,080,692       0.0%
    Walsin Lihwa Corp.                                            5,308,000      2,713,087       0.0%
    Walsin Technology Corp.                                         253,000        653,315       0.0%
    Wan Hai Lines, Ltd.                                           1,467,800        889,073       0.0%
    Win Semiconductors Corp.                                        589,034      4,825,758       0.1%
    Winbond Electronics Corp.                                     6,236,000      5,407,599       0.1%
    Wintek Corp.                                                    604,760          6,880       0.0%
    Wistron Corp.                                                 6,562,940      5,481,897       0.1%
    Wistron NeWeb Corp.                                             191,530        550,020       0.0%
    WPG Holdings, Ltd.                                            3,035,869      4,159,031       0.1%
    Yageo Corp.                                                     511,900      4,066,288       0.1%
    Yuanta Financial Holding Co., Ltd.                           19,622,806      8,727,001       0.1%
#   Yulon Motor Co., Ltd.                                         1,949,000      1,629,782       0.0%
    Zhen Ding Technology Holding, Ltd.                            1,183,700      2,970,306       0.1%
                                                                            --------------      ----
TOTAL TAIWAN                                                                 1,029,811,058      15.3%
                                                                            --------------      ----
THAILAND -- (2.6%)
    Advanced Info Service PCL                                     1,483,600      8,686,340       0.1%
    Airports of Thailand PCL                                      5,895,100     10,558,653       0.2%
    Bangchak Corp. PCL                                            1,759,600      2,211,418       0.0%
    Bangkok Bank PCL(6077019)                                       222,800      1,348,067       0.0%
    Bangkok Bank PCL(6368360)                                        30,080        174,757       0.0%
    Bangkok Dusit Medical Services PCL Class F                    6,994,700      4,463,806       0.1%
    Bangkok Expressway & Metro PCL                                7,149,099      1,678,596       0.0%
    Bangkok Life Assurance PCL                                      903,200      1,005,972       0.0%
    Banpu PCL                                                     3,071,950      1,618,276       0.0%
    Berli Jucker PCL                                              1,019,200      1,641,397       0.0%
    BTS Group Holdings PCL                                        4,968,600      1,271,316       0.0%
    Bumrungrad Hospital PCL                                         402,600      2,666,225       0.1%
    Carabao Group PCL Class F                                       538,200      1,709,214       0.0%
    Central Pattana PCL                                           1,796,300      4,298,791       0.1%
    Central Plaza Hotel PCL                                       1,046,100      1,440,671       0.0%
    CH Karnchang PCL                                                680,200        557,961       0.0%
    Charoen Pokphand Foods PCL                                    5,643,500      4,416,948       0.1%
    CP ALL PCL                                                    4,384,100      9,238,019       0.2%
    Delta Electronics Thailand PCL                                  656,900      1,700,584       0.0%
    Electricity Generating PCL                                      285,200      1,974,594       0.0%
    Energy Absolute PCL                                           2,027,900      2,640,177       0.1%
    Global Power Synergy PCL Class F                                899,600      1,651,884       0.0%
    Glow Energy PCL                                                 826,500      2,239,163       0.0%
    Home Product Center PCL                                       9,271,313      3,572,330       0.1%
    Indorama Ventures PCL                                         2,479,600      3,433,522       0.1%
    Intouch Holdings PCL                                            793,000      1,384,527       0.0%
    IRPC PCL                                                     13,346,000      2,591,261       0.1%
    Jasmine International PCL                                     5,215,000      1,193,076       0.0%
    Kasikornbank PCL(6364766)                                       322,400      2,135,099       0.0%
    Kasikornbank PCL(6888794)                                     1,146,600      7,869,500       0.1%
    KCE Electronics PCL                                             329,600        992,173       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
THAILAND -- (Continued)
    Kiatnakin Bank PCL                                              397,600 $    906,629       0.0%
    Krung Thai Bank PCL                                           9,427,487    5,164,969       0.1%
    Land & Houses PCL(6581930)                                      790,000      259,211       0.0%
    Land & Houses PCL(6581941)                                    3,223,940    1,057,825       0.0%
    Minor International PCL                                       2,138,070    2,783,610       0.1%
    MK Restaurants Group PCL                                        534,100    1,217,883       0.0%
    Muangthai Leasing PCL Class F                                 1,040,600    1,229,487       0.0%
    Pruksa Holding PCL                                            2,392,300    1,818,350       0.0%
    PTT Exploration & Production PCL(B1359J0)                     2,414,655    6,269,235       0.1%
    PTT Exploration & Production PCL(B1359L2)                        65,409      169,823       0.0%
    PTT Global Chemical PCL                                       2,436,872    5,868,446       0.1%
    PTT PCL                                                       1,643,400   20,777,483       0.3%
    Ratchaburi Electricity Generating Holding PCL                   651,300    1,093,016       0.0%
    Robinson PCL                                                    407,700      911,250       0.0%
    Siam Cement PCL (The)(6609906)                                  166,400    2,454,425       0.1%
    Siam Cement PCL (The)(6609928)                                  230,100    3,394,010       0.1%
    Siam City Cement PCL                                            118,767      997,471       0.0%
    Siam Commercial Bank PCL (The)                                1,335,966    5,891,602       0.1%
    Siam Global House PCL                                         2,083,808    1,147,914       0.0%
    Srisawad Corp. PCL                                              587,000    1,228,070       0.0%
    Star Petroleum Refining PCL                                   4,020,900    2,106,070       0.0%
    Thai Oil PCL                                                  1,864,000    5,723,299       0.1%
    Thai Union Group PCL Class F                                  3,635,040    2,002,445       0.0%
    Thanachart Capital PCL                                        1,472,200    2,426,338       0.1%
    Tisco Financial Group PCL                                       495,400    1,308,590       0.0%
    TMB Bank PCL                                                 30,910,400    2,400,627       0.0%
*   Total Access Communication PCL(B1YWK08)                       1,459,300    2,339,185       0.0%
*   Total Access Communication PCL(B231MK7)                         423,600      679,010       0.0%
    TPI Polene PCL                                               15,421,400    1,039,854       0.0%
*   True Corp. PCL                                               16,091,631    2,979,035       0.1%
    TTW PCL                                                         581,700      190,865       0.0%
    WHA Corp. PCL                                                 6,511,500      752,684       0.0%
                                                                            ------------       ---
TOTAL THAILAND                                                               180,953,028       2.7%
                                                                            ------------       ---
TURKEY -- (1.3%)
    Akbank Turk A.S.                                              2,433,879    6,438,531       0.1%
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.                     291,705    1,689,606       0.0%
    Arcelik A.S.                                                    478,486    2,618,056       0.1%
#   Aselsan Elektronik Sanayi Ve Ticaret A.S.                       191,965    1,719,578       0.0%
    BIM Birlesik Magazalar A.S.                                     342,629    6,992,267       0.1%
    Coca-Cola Icecek A.S.                                           163,722    1,668,972       0.0%
    Enka Insaat ve Sanayi A.S.                                      808,906    1,228,209       0.0%
    Eregli Demir ve Celik Fabrikalari TAS                         2,461,933    5,785,867       0.1%
    Ford Otomotiv Sanayi A.S.                                       126,138    1,782,041       0.0%
    KOC Holding A.S.                                              1,064,270    4,765,675       0.1%
    Petkim Petrokimya Holding A.S.                                1,443,134    2,530,319       0.1%
    TAV Havalimanlari Holding A.S.                                  393,004    1,959,384       0.0%
    Tofas Turk Otomobil Fabrikasi A.S.                              212,178    1,730,750       0.0%
    Tupras Turkiye Petrol Rafinerileri A.S.                         261,144    9,408,883       0.2%
*   Turk Hava Yollari AO                                          1,285,507    3,527,873       0.1%
*   Turk Telekomunikasyon A.S.                                      802,767    1,368,058       0.0%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
TURKEY -- (Continued)
    Turkcell Iletisim Hizmetleri A.S.                            1,505,535 $    5,641,607       0.1%
    Turkcell Iletisim Hizmetleri A.S. ADR                           73,838        693,339       0.0%
    Turkiye Garanti Bankasi A.S.                                 3,265,633      8,997,146       0.1%
    Turkiye Halk Bankasi A.S.                                    1,179,427      3,445,429       0.1%
    Turkiye Is Bankasi Class C                                   4,252,385      8,025,843       0.1%
    Turkiye Sise ve Cam Fabrikalari A.S.                         1,716,996      2,017,407       0.0%
    Turkiye Vakiflar Bankasi TAO Class D                         2,465,501      4,124,076       0.1%
    Ulker Biskuvi Sanayi A.S.                                      244,375      1,304,985       0.0%
#*  Yapi ve Kredi Bankasi A.S.                                   1,447,479      1,760,495       0.0%
                                                                           --------------      ----
TOTAL TURKEY                                                                   91,224,396       1.4%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         6,464,489,735      96.2%
                                                                           --------------      ----
PREFERRED STOCKS -- (2.4%)
BRAZIL -- (2.3%)
    Banco Bradesco SA                                            2,738,905     29,035,926       0.4%
    Banco Bradesco SA ADR                                          960,668     10,154,263       0.2%
    Braskem SA Class A                                              26,600        425,756       0.0%
    Centrais Eletricas Brasileiras SA Class B                      174,032      1,348,079       0.0%
*   Cia Brasileira de Distribuicao                                 252,359      5,878,322       0.1%
    Cia Energetica de Minas Gerais                                 178,000        420,610       0.0%
    Gerdau SA                                                      991,868      3,320,073       0.1%
    Itau Unibanco Holding SA                                     4,804,227     61,754,576       0.9%
    Lojas Americanas SA                                            336,338      1,807,484       0.0%
*   Petroleo Brasileiro SA                                       2,860,161     14,662,336       0.2%
*   Petroleo Brasileiro SA Sponsored ADR                         1,440,006     14,760,061       0.2%
    Suzano Papel e Celulose SA Class A                             670,455      4,166,646       0.1%
    Telefonica Brasil SA                                           399,663      6,169,713       0.1%
*   Usinas Siderurgicas de Minas Gerais SA Class A                 934,400      2,516,450       0.0%
    Vale SA                                                         11,400        103,640       0.0%
                                                                           --------------      ----
TOTAL BRAZIL                                                                  156,523,935       2.3%
                                                                           --------------      ----
CHILE -- (0.0%)
    Embotelladora Andina SA Class B                                141,552        715,129       0.0%
                                                                           --------------      ----
COLOMBIA -- (0.1%)
    Banco Davivienda SA                                            206,998      2,040,006       0.1%
    Bancolombia SA                                                  30,330        289,137       0.0%
    Grupo Argos SA                                                  44,067        266,542       0.0%
    Grupo Aval Acciones y Valores SA                             4,185,719      1,740,581       0.0%
    Grupo de Inversiones Suramericana SA                           125,490      1,549,417       0.0%
                                                                           --------------      ----
TOTAL COLOMBIA                                                                  5,885,683       0.1%
                                                                           --------------      ----
TOTAL PREFERRED STOCKS                                                        163,124,747       2.4%
                                                                           --------------      ----
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Cia Energetica de Minas Gerais Rights 11/29/17                  28,279         10,028       0.0%
                                                                           --------------      ----
MALAYSIA -- (0.0%)
*   Sunway Bhd Warrants 10/03/24                                   346,323         52,355       0.0%
                                                                           --------------      ----

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
SOUTH KOREA -- (0.0%)
*    Hyundai Construction Equipment Co., Ltd. Rights 11/14/17          1,058 $       93,963        0.0%
                                                                             --------------      -----
TAIWAN -- (0.0%)
*    CTBC Financial Holding Co., Ltd. Rights 12/15/17                288,473             --        0.0%
*    Winbond Electronics Corp. Rights 12/11/17                       557,408         75,776        0.0%
                                                                             --------------      -----
TOTAL TAIWAN                                                                         75,776        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                               232,122        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   6,627,846,604
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@ DFA Short Term Investment Fund                               17,515,266    202,669,148        3.0%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $4,566,935,653)                          $6,830,515,752      101.6%
                                                                             --------------      -----

At October 31, 2017, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                      NUMBER                                        UNREALIZED
                                        OF     EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                          CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                          --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
Mini MSCI Emerging Markets Index(R)     650     12/15/17  $35,955,789 $36,536,500    $580,711
S&P 500 Emini Index(R)                  210     12/15/17   26,931,354  27,013,350      81,996
                                                          ----------- -----------    --------
TOTAL FUTURES CONTRACTS                                   $62,887,143 $63,549,850    $662,707
                                                          =========== ===========    ========

THE EMERGING MARKETS SERIES
CONTINUED

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------------
                                  LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                               -------------- -------------- ------- --------------
Common Stocks
   Brazil                      $  318,380,461             --   --    $  318,380,461
   Chile                           50,271,128 $   47,989,625   --        98,260,753
   China                          328,382,382    853,868,994   --     1,182,251,376
   Colombia                        25,767,212             --   --        25,767,212
   Czech Republic                          --     13,518,733   --        13,518,733
   Egypt                              713,024      6,431,728   --         7,144,752
   Greece                                  --     15,325,110   --        15,325,110
   Hungary                                 --     32,247,803   --        32,247,803
   India                           30,846,816    776,083,231   --       806,930,047
   Indonesia                        5,910,911    171,618,934   --       177,529,845
   Malaysia                                --    184,723,116   --       184,723,116
   Mexico                         271,383,780             --   --       271,383,780
   Peru                            19,090,586             --   --        19,090,586
   Philippines                      1,951,565     87,615,440   --        89,567,005
   Poland                                  --    126,325,529   --       126,325,529
   Russia                          10,166,767     97,014,462   --       107,181,229
   South Africa                    51,161,864    432,364,402   --       483,526,266
   South Korea                     32,069,959  1,171,277,691   --     1,203,347,650
   Taiwan                          94,853,278    934,957,780   --     1,029,811,058
   Thailand                       180,953,028             --   --       180,953,028
   Turkey                             693,339     90,531,057   --        91,224,396
Preferred Stocks
   Brazil                         156,523,935             --   --       156,523,935
   Chile                                   --        715,129   --           715,129
   Colombia                         5,885,683             --   --         5,885,683
Rights/Warrants
   Brazil                                  --         10,028   --            10,028
   Malaysia                                --         52,355   --            52,355
   South Korea                             --         93,963   --            93,963
   Taiwan                                  --         75,776   --            75,776
Securities Lending Collateral              --    202,669,148   --       202,669,148
Futures Contracts**                   662,707             --   --           662,707
                               -------------- --------------   --    --------------
TOTAL                          $1,585,668,425 $5,245,510,034   --    $6,831,178,459
                               ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                     THE EMERGING MARKETS SMALL CAP SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
COMMON STOCKS -- (91.1%)
BRAZIL -- (7.1%)
    AES Tiete Energia SA(BZ8W2L7)                                2,010,997 $ 7,960,875       0.1%
    AES Tiete Energia SA(BZ8W2J5)                                      878         692       0.0%
*   Aliansce Shopping Centers SA                                   954,877   5,119,843       0.1%
    Alupar Investimento SA                                       1,035,302   5,712,469       0.1%
    Arezzo Industria e Comercio SA                                 434,735   6,717,774       0.1%
*   B2W Cia Digital                                              1,578,484  10,244,009       0.1%
    BR Malls Participacoes SA                                    7,687,922  29,799,423       0.4%
    BR Properties SA                                               638,853   2,038,831       0.0%
*   Brasil Brokers Participacoes SA                              2,855,468     968,902       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas          207,242     806,466       0.0%
    Cia de Locacao das Americas                                     36,900     185,216       0.0%
    Cia de Saneamento de Minas Gerais-COPASA                       591,892   7,128,831       0.1%
    Cia Energetica de Minas Gerais                                 115,389     257,494       0.0%
    Cia Hering                                                   1,540,736  13,752,787       0.2%
    Cia Paranaense de Energia                                      151,600     995,435       0.0%
#   Cia Paranaense de Energia Sponsored ADR                        127,664     981,736       0.0%
*   Cia Siderurgica Nacional SA                                  4,532,630  11,680,393       0.2%
*   Construtora Tenda SA                                           356,435   1,863,185       0.0%
*   Cosan Logistica SA(BR17H74)                                    204,600     584,786       0.0%
*   Cosan Logistica SA(BF0KYP7)                                     52,987     150,637       0.0%
    CSU Cardsystem SA                                               65,135     210,062       0.0%
    CVC Brasil Operadora e Agencia de Viagens SA                   312,586   4,127,935       0.1%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes      2,696,667  10,551,566       0.2%
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                                 41,900      96,767       0.0%
    Dimed SA Distribuidora da Medicamentos                           1,100     162,412       0.0%
*   Direcional Engenharia SA                                     1,170,509   2,093,198       0.0%
    Duratex SA                                                   3,220,733   9,412,224       0.1%
    EcoRodovias Infraestrutura e Logistica SA                    2,475,007   9,230,302       0.1%
    EDP--Energias do Brasil SA                                   3,285,014  14,460,368       0.2%
    Embraer SA                                                     589,584   2,824,193       0.0%
    Embraer SA Sponsored ADR                                       550,309  10,532,914       0.2%
    Energisa SA                                                    158,331   1,196,449       0.0%
    Equatorial Energia SA                                        1,983,958  36,994,907       0.5%
    Estacio Participacoes SA                                     3,387,190  30,369,053       0.4%
*   Eternit SA                                                   1,383,778     456,846       0.0%
*   Even Construtora e Incorporadora SA                          2,331,188   3,848,138       0.1%
    Ez Tec Empreendimentos e Participacoes SA                      788,842   5,184,517       0.1%
    Fleury SA                                                    1,463,812  12,922,964       0.2%
    Fras-Le SA                                                     142,760     241,766       0.0%
    GAEC Educacao SA                                               285,200   2,127,252       0.0%
*   Gafisa SA                                                      111,555     504,695       0.0%
#   Gafisa SA ADR                                                   73,263     666,693       0.0%
*   Gol Linhas Aereas Inteligentes SA ADR                          100,517   2,128,954       0.0%
    Grendene SA                                                    945,017   7,947,121       0.1%
    Guararapes Confeccoes SA                                        83,800   4,009,018       0.1%
*   Helbor Empreendimentos SA                                    1,574,828     991,699       0.0%
    Iguatemi Empresa de Shopping Centers SA                        857,995  10,092,516       0.1%
    International Meal Co. Alimentacao SA                        1,001,995   3,170,192       0.1%
    Iochpe Maxion SA                                             1,140,852   7,808,418       0.1%
*   JHSF Participacoes SA                                          680,347     459,624       0.0%
*   JSL SA                                                         584,907   1,659,260       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
BRAZIL -- (Continued)
*   Kepler Weber SA                                                135,346 $   923,876       0.0%
*   Light SA                                                       723,407   4,042,393       0.1%
    Linx SA                                                        966,036   6,077,407       0.1%
    Localiza Rent a Car SA                                       1,566,678  27,714,870       0.4%
*   LPS Brasil Consultoria de Imoveis SA                           136,679     236,064       0.0%
    Magazine Luiza SA                                               18,525     361,009       0.0%
    Magnesita Refratarios SA                                       371,991   5,230,819       0.1%
    Mahle-Metal Leve SA                                            489,514   3,209,756       0.1%
    Marcopolo SA                                                   261,300     262,794       0.0%
*   Marfrig Global Foods SA                                      2,551,640   5,015,451       0.1%
*   Marisa Lojas SA                                                768,020   1,842,985       0.0%
*   Mills Estruturas e Servicos de Engenharia SA                   966,926   1,265,076       0.0%
    Minerva SA                                                   1,003,369   3,527,265       0.1%
    MRV Engenharia e Participacoes SA                            2,678,860  10,359,056       0.1%
    Multiplus SA                                                   454,184   5,275,882       0.1%
    Natura Cosmeticos SA                                           427,018   4,042,658       0.1%
    Odontoprev SA                                                2,594,796  12,484,972       0.2%
*   Paranapanema SA                                              1,423,743     644,129       0.0%
*   Petro Rio SA                                                    25,000     433,773       0.0%
    Porto Seguro SA                                                668,343   7,295,732       0.1%
    Portobello SA                                                  707,851   1,255,017       0.0%
*   Profarma Distribuidora de Produtos Farmaceuticos SA             46,468     116,337       0.0%
*   Prumo Logistica SA                                             332,178   1,130,175       0.0%
    QGEP Participacoes SA                                          845,794   2,184,746       0.0%
    Qualicorp SA                                                 2,251,805  24,092,310       0.3%
*   Restoque Comercio e Confeccoes de Roupas SA                    123,151   1,650,390       0.0%
*   Rodobens Negocios Imobiliarios SA                              136,138     234,297       0.0%
*   Rumo SA                                                      4,264,474  16,555,749       0.2%
*   Santos Brasil Participacoes SA                               2,589,440   2,770,470       0.0%
    Sao Carlos Empreendimentos e Participacoes SA                   69,809     871,092       0.0%
    Sao Martinho SA                                              1,514,386   8,522,559       0.1%
    Ser Educacional SA(BFH4PZ9)                                    363,761   3,430,449       0.1%
*   Ser Educacional SA(BF0GX81)                                     27,356     259,235       0.0%
    SLC Agricola SA                                                632,873   4,256,169       0.1%
    Smiles Fidelidade SA                                           505,800  13,219,790       0.2%
    Sonae Sierra Brasil SA                                         257,946   2,202,315       0.0%
*   Springs Global Participacoes SA                                 70,600     258,764       0.0%
    Sul America SA                                               2,998,354  16,433,980       0.2%
    T4F Entretenimento SA                                          200,900     536,135       0.0%
    Technos SA                                                     286,300     378,081       0.0%
*   Tecnisa SA                                                   1,488,036   1,059,861       0.0%
    Tegma Gestao Logistica SA                                      205,302   1,129,654       0.0%
*   Terra Santa Agro SA                                              4,000      19,564       0.0%
    Totvs SA                                                     1,185,526  11,807,062       0.2%
*   TPI - Triunfo Participacoes e Investimentos SA                 329,501     387,790       0.0%
    Transmissora Alianca de Energia Eletrica SA                  2,006,218  12,572,210       0.2%
    Tupy SA                                                        341,589   1,820,040       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                          42,600     156,659       0.0%
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao SA                                 778,475   4,359,631       0.1%
    Via Varejo SA(B7VY430)                                         205,862     478,266       0.0%
    Via Varejo SA(BGSHPP4)                                       1,547,219  10,674,879       0.2%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
BRAZIL -- (Continued)
    Wiz Solucoes e Corretagem de Seguros SA                          404,644 $  2,018,705       0.0%
                                                                             ------------       ---
TOTAL BRAZIL                                                                  550,520,155       7.6%
                                                                             ------------       ---
CHILE -- (1.7%)
    AES Gener SA                                                   4,433,882    1,532,738       0.0%
    Banmedica SA                                                   1,875,586    6,098,422       0.1%
    Banvida SA                                                        28,774       20,490       0.0%
    Besalco SA                                                     2,946,005    3,447,393       0.1%
    CAP SA                                                           723,515    7,846,180       0.1%
    Cementos BIO BIO SA                                              352,724      444,172       0.0%
*   Cia Sud Americana de Vapores SA                              139,648,784    7,950,586       0.1%
    Clinica LAS Condes SA                                                689       41,419       0.0%
    Cristalerias de Chile SA                                         130,323    1,401,233       0.0%
    Embotelladora Andina SA Class B ADR                               32,125      981,740       0.0%
    Empresa Nacional de Telecomunicaciones SA                        852,516    9,859,466       0.2%
*   Empresas AquaChile SA                                          1,390,832      695,028       0.0%
    Empresas Hites SA                                              1,218,425    1,340,220       0.0%
*   Empresas La Polar SA                                          19,132,721    2,219,191       0.0%
    Engie Energia Chile SA                                         5,451,139   11,556,388       0.2%
*   Enjoy SA                                                       1,286,516      127,770       0.0%
    Forus SA                                                         842,435    3,666,014       0.1%
    Grupo Security SA                                              4,828,745    2,192,578       0.0%
    Instituto de Diagnostico SA                                        1,674       11,388       0.0%
    Inversiones Aguas Metropolitanas SA                            3,924,359    7,020,785       0.1%
    Inversiones La Construccion SA                                   298,038    5,079,801       0.1%
*   Masisa SA                                                     19,089,331    1,448,759       0.0%
    Multiexport Foods SA                                           4,384,166    1,535,330       0.0%
    Parque Arauco SA                                               6,290,103   18,176,686       0.3%
    PAZ Corp. SA                                                   1,318,253    2,278,126       0.0%
    Ripley Corp. SA                                                9,322,186    9,812,617       0.1%
    Salfacorp SA                                                   3,293,138    5,664,972       0.1%
    Sigdo Koppers SA                                                 912,967    1,764,736       0.0%
    Sociedad Matriz SAAM SA                                       38,034,084    3,884,596       0.1%
    Socovesa SA                                                    3,061,473    1,933,043       0.0%
    Sonda SA                                                       2,863,630    5,578,851       0.1%
    Vina Concha y Toro SA                                          4,492,052    7,924,891       0.1%
    Vina San Pedro Tarapaca SA                                     1,866,636       20,838       0.0%
                                                                             ------------       ---
TOTAL CHILE                                                                   133,556,447       1.9%
                                                                             ------------       ---
CHINA -- (15.8%)
*   21Vianet Group, Inc. ADR                                         514,485    3,863,782       0.1%
#   361 Degrees International, Ltd.                                5,552,000    2,114,814       0.0%
#*  3SBio, Inc.                                                    4,617,500    8,270,293       0.1%
#*  500.com, Ltd. Class A ADR                                        133,502    1,256,254       0.0%
#*  51job, Inc. ADR                                                  117,722    7,286,992       0.1%
*   A8 New Media Group, Ltd.                                       3,652,000      257,424       0.0%
    Agile Group Holdings, Ltd.                                     7,275,500   10,614,637       0.2%
    Ajisen China Holdings, Ltd.                                    4,260,000    1,999,813       0.0%
*   AKM Industrial Co., Ltd.                                         700,000      171,463       0.0%
    AMVIG Holdings, Ltd.                                           2,508,000      710,426       0.0%
    Anhui Expressway Co., Ltd. Class H                             2,770,000    2,223,277       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
CHINA -- (Continued)
#*  Anton Oilfield Services Group                                11,170,000 $1,334,026       0.0%
*   Anxin-China Holdings, Ltd.                                   16,347,000    151,287       0.0%
*   Art Group Holdings, Ltd.                                        320,000     18,064       0.0%
    Asia Cement China Holdings Corp.                              2,961,500  1,032,806       0.0%
#*  Asian Citrus Holdings, Ltd.                                   2,314,000     33,369       0.0%
    Ausnutria Dairy Corp., Ltd.                                     224,000    144,090       0.0%
#*  AVIC International Holding HK, Ltd.                          19,300,000  1,312,892       0.0%
    AVIC International Holdings, Ltd. Class H                     1,960,000  1,829,500       0.0%
    AviChina Industry & Technology Co., Ltd. Class H             10,474,000  6,083,576       0.1%
    BAIOO Family Interactive, Ltd.                                5,436,000    376,247       0.0%
    Bank of Chongqing Co., Ltd. Class H                           2,259,500  1,833,435       0.0%
    Bank of Zhengzhou Co., Ltd. Class H                              14,000      8,077       0.0%
*   Baofeng Modern International Holdings Co., Ltd.                 234,000     14,086       0.0%
*   Baoye Group Co., Ltd. Class H                                 1,758,000  1,234,123       0.0%
#*  Baozun, Inc. Sponsored ADR                                      136,671  4,290,103       0.1%
    Beijing Capital Land, Ltd. Class H                            8,706,500  4,691,604       0.1%
#*  Beijing Enterprises Clean Energy Group, Ltd.                 10,668,570    301,157       0.0%
#*  Beijing Enterprises Environment Group, Ltd.                     257,000     41,873       0.0%
#*  Beijing Enterprises Medical & Health Group, Ltd.             21,324,000  1,134,599       0.0%
    Beijing Jingneng Clean Energy Co., Ltd. Class H              10,584,000  2,959,244       0.1%
#   Beijing North Star Co., Ltd. Class H                          6,030,000  2,243,943       0.0%
#*  Beijing Properties Holdings, Ltd.                             9,870,000    430,575       0.0%
    Beijing Urban Construction Design & Development Group Co.,
      Ltd. Class H                                                1,715,000    991,745       0.0%
#   BEP International Holdings, Ltd.                              6,150,000    143,786       0.0%
#   Best Pacific International Holdings, Ltd.                     2,058,000  1,192,398       0.0%
*   Besunyen Holdings Co., Ltd.                                   1,155,000     84,484       0.0%
    Billion Industrial Holdings, Ltd.                                64,000     59,561       0.0%
#*  Bitauto Holdings, Ltd. ADR                                      175,017  7,905,518       0.1%
#*  Boer Power Holdings, Ltd.                                     2,784,000    717,631       0.0%
    Bosideng International Holdings, Ltd.                        20,196,000  1,786,373       0.0%
#*  Boyaa Interactive International, Ltd.                         2,576,000  1,067,933       0.0%
    Brilliant Circle Holdings International, Ltd.                   250,000     36,539       0.0%
*   C C Land Holdings, Ltd.                                      15,216,015  3,356,411       0.1%
#*  C.banner International Holdings, Ltd.                         3,315,000  1,143,425       0.0%
    Cabbeen Fashion, Ltd.                                         1,566,000    427,554       0.0%
#   Canvest Environmental Protection Group Co., Ltd.              4,729,000  2,637,428       0.1%
#*  Capital Environment Holdings, Ltd.                           10,692,000    500,991       0.0%
#*  CAR, Inc.                                                     5,097,000  4,541,369       0.1%
    Carrianna Group Holdings Co., Ltd.                            1,855,257    218,854       0.0%
*   CECEP COSTIN New Materials Group, Ltd.                        4,494,000     64,806       0.0%
#*  Central China Real Estate, Ltd.                               6,460,626  3,096,782       0.1%
    Central China Securities Co., Ltd. Class H                    5,577,000  2,568,701       0.0%
*   Century Sunshine Group Holdings, Ltd.                        12,725,000    404,783       0.0%
#*  CGN Meiya Power Holdings Co., Ltd.                            8,526,000  1,279,684       0.0%
    Changshouhua Food Co., Ltd.                                   1,773,000    870,947       0.0%
#*  Changyou.com, Ltd. ADR                                           79,825  3,092,420       0.1%
#   Chaowei Power Holdings, Ltd.                                  4,529,000  2,556,209       0.0%
*   Cheetah Mobile, Inc. ADR                                        205,689  1,855,315       0.0%
*   Chigo Holding, Ltd.                                          20,666,000    378,912       0.0%
#   China Aerospace International Holdings, Ltd.                 17,454,500  2,193,845       0.0%
    China Agri-Industries Holdings, Ltd.                         14,885,800  7,275,011       0.1%
#   China Aircraft Leasing Group Holdings, Ltd.                   1,271,500  1,382,765       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
#   China All Access Holdings, Ltd.                               6,186,000 $ 1,816,472       0.0%
    China Aluminum Cans Holdings, Ltd.                              432,000      59,807       0.0%
*   China Animal Healthcare, Ltd.                                 3,671,000     458,793       0.0%
#   China Animation Characters Co., Ltd.                          2,781,000   1,069,223       0.0%
    China Aoyuan Property Group, Ltd.                             8,910,000   5,401,529       0.1%
    China BlueChemical, Ltd. Class H                             12,878,000   3,849,318       0.1%
*   China Chengtong Development Group, Ltd.                       2,018,000     150,166       0.0%
*   China City Infrastructure Group, Ltd.                         1,220,000      64,189       0.0%
    China Communications Services Corp., Ltd. Class H            15,302,000   9,286,484       0.1%
    China Conch Venture Holdings, Ltd.                            1,746,000   3,559,949       0.1%
    China Datang Corp. Renewable Power Co., Ltd. Class H         14,673,000   1,937,333       0.0%
*   China Daye Non-Ferrous Metals Mining, Ltd.                    6,366,000      93,303       0.0%
    China Dongxiang Group Co., Ltd.                              23,245,985   4,322,891       0.1%
#*  China Dynamics Holdings, Ltd.                                10,040,000     262,778       0.0%
#   China Electronics Huada Technology Co., Ltd.                  3,376,000     606,667       0.0%
    China Electronics Optics Valley Union Holding Co., Ltd.       6,412,000     609,247       0.0%
#*  China Energine International Holding, Ltd.                    4,368,000     260,762       0.0%
    China Everbright, Ltd.                                        6,106,000  14,488,746       0.2%
*   China Fiber Optic Network System Group, Ltd.                  9,639,999     162,244       0.0%
    China Financial Services Holdings, Ltd.                       7,132,000     621,273       0.0%
*   China Fire Safety Enterprise Group, Ltd.                      3,645,000     203,362       0.0%
    China Foods, Ltd.                                             7,158,000   4,527,513       0.1%
*   China Fordoo Holdings, Ltd.                                      50,000      37,238       0.0%
*   China Glass Holdings, Ltd.                                    4,632,000     451,975       0.0%
#*  China Grand Pharmaceutical and Healthcare Holdings, Ltd.
      Class A                                                     2,692,000     990,437       0.0%
    China Greenfresh Group Co., Ltd.                              2,687,000     465,025       0.0%
#   China Greenland Broad Greenstate Group Co., Ltd.              5,396,000   1,023,976       0.0%
    China Hanking Holdings, Ltd.                                  3,750,000     572,439       0.0%
*   China Harmony New Energy Auto Holding, Ltd.                   6,001,000   3,545,698       0.1%
*   China High Precision Automation Group, Ltd.                   1,289,000      37,796       0.0%
#   China High Speed Transmission Equipment Group Co., Ltd.       2,909,000   3,170,899       0.1%
*   China Huiyuan Juice Group, Ltd.                               4,929,500   1,567,204       0.0%
*   China ITS Holdings Co., Ltd.                                  3,835,412     250,996       0.0%
    China Jinmao Holdings Group, Ltd.                            27,318,300  12,276,931       0.2%
    China Lesso Group Holdings, Ltd.                              7,387,000   4,936,398       0.1%
    China Lilang, Ltd.                                            3,645,000   2,837,832       0.1%
*   China Longevity Group Co., Ltd.                               1,076,350      35,458       0.0%
#*  China LotSynergy Holdings, Ltd.                              32,300,000     812,116       0.0%
    China Machinery Engineering Corp. Class H                     6,714,000   4,116,375       0.1%
    China Maple Leaf Educational Systems, Ltd.                    4,134,000   4,485,138       0.1%
    China Medical System Holdings, Ltd.                           7,095,500  13,120,483       0.2%
    China Meidong Auto Holdings, Ltd.                             1,182,000     397,182       0.0%
#   China Merchants Land, Ltd.                                   10,510,000   1,981,830       0.0%
#   China National Building Material Co., Ltd. Class H           21,806,000  18,404,872       0.3%
    China National Materials Co., Ltd. Class H                    8,937,000   6,168,937       0.1%
*   China New Town Development Co., Ltd.                         11,720,648     541,386       0.0%
#   China NT Pharma Group Co., Ltd.                               5,092,500   1,429,479       0.0%
*   China Nuclear Industry 23 International Corp., Ltd.           1,902,000     348,470       0.0%
#*  China Oceanwide Holdings, Ltd.                                3,736,000     311,276       0.0%
    China Oil & Gas Group, Ltd.                                  32,738,000   2,225,121       0.0%
#*  China Online Education Group ADR                                  9,384     123,118       0.0%
#   China Oriental Group Co., Ltd.                                1,966,000   1,286,483       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
*   China Outfitters Holdings, Ltd.                                  24,000 $       786       0.0%
    China Overseas Grand Oceans Group, Ltd.                       8,754,500   5,134,842       0.1%
#   China Overseas Property Holdings, Ltd.                       10,065,000   2,427,307       0.0%
    China Pioneer Pharma Holdings, Ltd.                           2,777,000     883,780       0.0%
    China Power Clean Energy Development Co., Ltd.                3,760,499   2,252,625       0.0%
#   China Power International Development, Ltd.                  21,226,000   6,748,417       0.1%
*   China Properties Group, Ltd.                                  2,690,000     603,415       0.0%
#*  China Rare Earth Holdings, Ltd.                               8,316,799     619,104       0.0%
    China Resources Cement Holdings, Ltd.                        14,318,000   9,677,527       0.1%
#   China Resources Phoenix Healthcare Holdings Co., Ltd.         3,464,000   4,549,667       0.1%
#*  China Ruifeng Renewable Energy Holdings, Ltd.                 5,192,000     446,106       0.0%
*   China Rundong Auto Group, Ltd.                                  126,000      51,697       0.0%
*   China Saite Group Co., Ltd.                                   1,050,000      80,889       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                       3,011,000   1,286,153       0.0%
    China SCE Property Holdings, Ltd.                            10,374,200   4,683,555       0.1%
#*  China Shengmu Organic Milk, Ltd.                              8,038,000   1,380,618       0.0%
    China Shineway Pharmaceutical Group, Ltd.                     2,378,200   2,229,029       0.0%
#   China Silver Group, Ltd.                                      6,500,000   2,233,680       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.               4,302,040   1,544,676       0.0%
#   China South City Holdings, Ltd.                              21,742,000   6,077,786       0.1%
    China Starch Holdings, Ltd.                                   6,705,000     262,303       0.0%
    China Sunshine Paper Holdings Co., Ltd.                       1,036,500     310,996       0.0%
    China Suntien Green Energy Corp., Ltd. Class H               11,084,000   3,142,961       0.1%
*   China Taifeng Beddings Holdings, Ltd.                         1,336,000      34,678       0.0%
#   China Tian Lun Gas Holdings, Ltd.                             1,366,500     986,420       0.0%
    China Traditional Chinese Medicine Holdings Co., Ltd.        12,676,000   7,266,549       0.1%
    China Travel International Investment Hong Kong, Ltd.        17,251,900   6,396,354       0.1%
#   China Vast Industrial Urban Development Co., Ltd.               732,000     399,326       0.0%
    China Water Affairs Group, Ltd.                               6,844,000   4,984,595       0.1%
#*  China Water Industry Group, Ltd.                              7,644,000   1,655,815       0.0%
    China Wood Optimization Holding, Ltd.                         2,076,000     572,432       0.0%
    China XLX Fertiliser, Ltd.                                      717,000     259,244       0.0%
#*  China Yurun Food Group, Ltd.                                 11,138,000   1,342,398       0.0%
    China ZhengTong Auto Services Holdings, Ltd.                  6,284,000   6,616,293       0.1%
#   China Zhongwang Holdings, Ltd.                               10,812,000   6,378,038       0.1%
#   Chinasoft International, Ltd.                                15,102,000   8,813,732       0.1%
    Chongqing Machinery & Electric Co., Ltd. Class H              8,344,000   1,016,170       0.0%
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd.    2,662,000     272,948       0.0%
    Chu Kong Shipping Enterprise Group Co., Ltd.                    746,000     190,193       0.0%
    CIFI Holdings Group Co., Ltd.                                19,426,000  10,830,203       0.2%
#*  CIMC Enric Holdings, Ltd.                                     5,278,000   3,574,305       0.1%
*   CITIC Dameng Holdings, Ltd.                                   5,649,000     358,763       0.0%
#   CITIC Resources Holdings, Ltd.                               17,636,600   1,923,645       0.0%
#   Citychamp Watch & Jewellery Group, Ltd.                      11,676,000   2,933,744       0.1%
    Clear Media, Ltd.                                               368,000     418,739       0.0%
*   Coastal Greenland, Ltd.                                       5,286,000     186,018       0.0%
#   Cogobuy Group                                                 3,644,000   2,192,422       0.0%
#   Colour Life Services Group Co., Ltd.                          1,837,000   1,097,619       0.0%
#   Comba Telecom Systems Holdings, Ltd.                         10,949,338   2,006,978       0.0%
*   Comtec Solar Systems Group, Ltd.                              4,958,000     216,103       0.0%
    Concord New Energy Group, Ltd.                               36,644,964   1,786,098       0.0%
    Consun Pharmaceutical Group, Ltd.                             2,453,000   2,258,969       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
#*  Coolpad Group, Ltd.                                          21,444,800 $ 1,072,240       0.0%
    COSCO SHIPPING Energy Transportation Co., Ltd. Class H        9,210,000   5,395,147       0.1%
#   COSCO SHIPPING International Hong Kong Co., Ltd.              3,777,000   1,569,154       0.0%
    COSCO SHIPPING Ports, Ltd.                                    7,224,469   8,372,342       0.1%
#*  Coslight Technology International Group Co., Ltd.             1,168,000     512,269       0.0%
#   Cosmo Lady China Holdings Co., Ltd.                           4,375,000   1,751,348       0.0%
    CP Pokphand Co., Ltd.                                        42,714,594   3,451,662       0.1%
#   CPMC Holdings, Ltd.                                           2,311,000   1,937,647       0.0%
#   CRCC High-Tech Equipment Corp., Ltd. Class H                  2,617,500     855,936       0.0%
#   CT Environmental Group, Ltd.                                 14,380,000   2,213,850       0.0%
#   Da Ming International Holdings, Ltd.                            880,000     355,315       0.0%
*   DaChan Food Asia, Ltd.                                        1,523,955     117,203       0.0%
    Dah Chong Hong Holdings, Ltd.                                 6,350,000   2,980,745       0.1%
    Dalian Port PDA Co., Ltd. Class H                             2,640,400     460,658       0.0%
*   Daphne International Holdings, Ltd.                           7,022,000     476,957       0.0%
    Dawnrays Pharmaceutical Holdings, Ltd.                        3,254,943   1,928,482       0.0%
#*  DBA Telecommunication Asia Holdings, Ltd.                       876,000       7,366       0.0%
#*  Differ Group Holding Co., Ltd.                                9,424,000     785,529       0.0%
#*  Digital China Holdings, Ltd.                                  8,973,500   5,431,858       0.1%
*   Dongfang Electric Corp., Ltd. Class H                         1,887,600   1,842,005       0.0%
#   Dongjiang Environmental Co., Ltd. Class H                     1,016,175   1,559,591       0.0%
    Dongyue Group, Ltd.                                           6,260,000   4,559,687       0.1%
    Dragon Crown Group Holdings, Ltd.                                62,000      10,733       0.0%
#   Dynagreen Environmental Protection Group Co., Ltd. Class H    2,733,000   1,647,630       0.0%
#*  Dynasty Fine Wines Group, Ltd.                                1,614,000      55,859       0.0%
    E-Commodities Holdings, Ltd.                                  2,508,000     244,508       0.0%
#*  eHi Car Services, Ltd. Sponsored ADR                            115,674   1,326,781       0.0%
    Embry Holdings, Ltd.                                            473,000     151,513       0.0%
    Essex Bio-technology, Ltd.                                       88,000      56,716       0.0%
    EVA Precision Industrial Holdings, Ltd.                       5,156,435     715,753       0.0%
*   EverChina International Holdings Co., Ltd.                   13,120,000     309,773       0.0%
    Evergreen International Holdings, Ltd.                          860,000      78,271       0.0%
*   Fang Holdings, Ltd. ADR                                         448,178   2,034,728       0.0%
    Fantasia Holdings Group Co., Ltd.                            15,174,000   2,160,936       0.0%
    Far East Horizon, Ltd.                                       10,901,000  10,832,480       0.2%
#*  Feiyu Technology International Co., Ltd.                      1,738,500     234,328       0.0%
#   First Tractor Co., Ltd. Class H                               1,831,176     894,536       0.0%
*   Forgame Holdings, Ltd.                                          189,900     313,933       0.0%
*   Freetech Road Recycling Technology Holdings, Ltd.             2,164,000     174,901       0.0%
    Fu Shou Yuan International Group, Ltd.                        5,805,000   4,080,792       0.1%
    Fufeng Group, Ltd.                                            7,458,600   5,376,039       0.1%
#*  Fuguiniao Co., Ltd. Class H                                   2,430,200     226,622       0.0%
#   Future Land Development Holdings, Ltd.                       13,022,000   6,268,886       0.1%
#*  GCL-Poly Energy Holdings, Ltd.                               85,046,000  14,622,998       0.2%
    Gemdale Properties & Investment Corp., Ltd.                  19,344,000   1,984,170       0.0%
#   Genscript Biotech Corp.                                       1,058,000   1,293,350       0.0%
#*  Glorious Property Holdings, Ltd.                             19,469,501   2,121,563       0.0%
#   Golden Eagle Retail Group, Ltd.                               3,432,000   4,169,506       0.1%
    Golden Throat Holdings Group Co., Ltd.                          952,000     263,717       0.0%
    Goldlion Holdings, Ltd.                                       1,809,962     710,114       0.0%
#   Goldpac Group, Ltd.                                           2,369,000     720,324       0.0%
#   GOME Retail Holdings, Ltd.                                   84,442,000  10,828,793       0.2%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
    Good Friend International Holdings, Inc.                        398,667 $    96,963       0.0%
#*  Grand Baoxin Auto Group, Ltd.                                 2,677,492   1,441,619       0.0%
#   Greatview Aseptic Packaging Co., Ltd.                         7,083,000   4,431,417       0.1%
    Greenland Hong Kong Holdings, Ltd.                            7,312,000   3,505,823       0.1%
#   Greentown China Holdings, Ltd.                                5,689,148   7,106,453       0.1%
#*  Ground International Development, Ltd.                          355,000      81,479       0.0%
*   Guangdong Land Holdings, Ltd.                                 4,600,800     954,220       0.0%
    Guangdong Yueyun Transportation Co., Ltd. Class H             1,143,000     732,794       0.0%
#   Guangshen Railway Co., Ltd. Class H                           1,860,000   1,082,628       0.0%
*   Guodian Technology & Environment Group Corp., Ltd. Class H    4,485,000     327,803       0.0%
    Guolian Securities Co., Ltd. Class H                          1,335,000     654,220       0.0%
#   Guorui Properties, Ltd.                                       1,548,000     456,797       0.0%
*   Haichang Ocean Park Holdings, Ltd.                            5,418,000   1,298,671       0.0%
    Haitian International Holdings, Ltd.                          4,300,000  12,876,638       0.2%
*   Hanergy Thin Film Power Group, Ltd.                          17,084,000      87,001       0.0%
*   Harbin Bank Co., Ltd. Class H                                 1,084,000     326,751       0.0%
    Harbin Electric Co., Ltd. Class H                             5,181,413   2,439,589       0.0%
#   Harmonicare Medical Holdings, Ltd.                            2,115,000     811,156       0.0%
#   HC International, Inc.                                        1,544,000   1,218,087       0.0%
#*  Health and Happiness H&H International Holdings, Ltd.         1,486,500   7,767,978       0.1%
    Henderson Investment, Ltd.                                    1,466,000     126,100       0.0%
*   Heng Tai Consumables Group, Ltd.                                350,000      16,134       0.0%
    Hengdeli Holdings, Ltd.                                      17,837,399     914,327       0.0%
*   Hengshi Mining Investments, Ltd.                              1,833,000     441,776       0.0%
*   Hi Sun Technology China, Ltd.                                11,301,000   2,594,771       0.0%
#   Hilong Holding, Ltd.                                          5,396,000     859,391       0.0%
    Hisense Kelon Electrical Holdings Co., Ltd. Class H             875,000   1,098,516       0.0%
    HKC Holdings, Ltd.                                            1,302,577   1,065,501       0.0%
#*  HNA Holding Group Co., Ltd.                                  24,080,000   1,405,069       0.0%
    HNA Infrastructure Co., Ltd. Class H                            659,000     710,892       0.0%
*   Honghua Group, Ltd.                                          16,871,000   1,645,520       0.0%
    Honworld Group, Ltd.                                            907,000     443,106       0.0%
    Hopefluent Group Holdings, Ltd.                               1,493,670     669,733       0.0%
    Hopewell Highway Infrastructure, Ltd.                         3,432,000   2,129,488       0.0%
    Hopson Development Holdings, Ltd.                             4,514,000   4,618,961       0.1%
#   HOSA International, Ltd.                                      4,668,000   1,376,991       0.0%
#*  Hua Han Health Industry Holdings, Ltd.                       25,871,698   1,757,633       0.0%
    Hua Hong Semiconductor, Ltd.                                  2,146,000   3,751,103       0.1%
    Huadian Fuxin Energy Corp., Ltd. Class H                     16,484,000   4,292,320       0.1%
*   Huajun Holdings, Ltd.                                           112,000       6,807       0.0%
    Huaneng Renewables Corp., Ltd. Class H                       28,588,000   9,831,532       0.1%
    Huazhang Technology Holding, Ltd.                               432,000     228,039       0.0%
#*  Hydoo International Holding, Ltd.                             2,436,000     235,290       0.0%
#*  IMAX China Holding, Inc.                                        722,500   2,237,594       0.0%
#   Inner Mongolia Yitai Coal Co., Ltd. Class H                     129,600     152,724       0.0%
#   Jiangnan Group, Ltd.                                         11,392,000     949,600       0.0%
#*  Jiayuan International Group, Ltd.                             1,394,000   1,005,834       0.0%
#*  Jinchuan Group International Resources Co., Ltd.              5,908,000     842,860       0.0%
#*  JinkoSolar Holding Co., Ltd. ADR                                155,767   4,148,075       0.1%
    Jinmao Hotel and Jinmao China Hotel Investments and
      Management, Ltd.                                               96,500      60,350       0.0%
    Joy City Property, Ltd.                                      14,562,000   2,541,214       0.0%
    Ju Teng International Holdings, Ltd.                          5,510,000   1,964,619       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
    K Wah International Holdings, Ltd.                            5,129,952 $ 2,947,063       0.1%
*   Kai Yuan Holdings, Ltd.                                      13,400,000      92,643       0.0%
#*  Kaisa Group Holdings, Ltd.                                   17,438,000  11,142,615       0.2%
    Kangda International Environmental Co., Ltd.                  4,309,000   1,088,642       0.0%
#*  Kasen International Holdings, Ltd.                            4,399,000     688,304       0.0%
    Kingboard Chemical Holdings, Ltd.                             4,126,921  24,489,376       0.4%
    Kingboard Laminates Holdings, Ltd.                            5,858,500   9,845,311       0.1%
#*  Kingdee International Software Group Co., Ltd.               15,099,200   8,096,197       0.1%
#   Kingsoft Corp., Ltd.                                          3,670,000   9,276,429       0.1%
#*  Koradior Holdings, Ltd.                                       1,008,000     788,541       0.0%
#*  KuangChi Science, Ltd.                                          837,000     317,673       0.0%
    KWG Property Holding, Ltd.                                   10,848,950  10,771,152       0.2%
*   Labixiaoxin Snacks Group, Ltd.                                1,152,000      88,637       0.0%
    Le Saunda Holdings, Ltd.                                      2,049,799     359,835       0.0%
#   Lee & Man Chemical Co., Ltd.                                    998,785     557,634       0.0%
    Lee & Man Paper Manufacturing, Ltd.                           4,414,000   5,392,436       0.1%
#   Lee's Pharmaceutical Holdings, Ltd.                           1,596,000   1,430,828       0.0%
    Leoch International Technology, Ltd.                          2,476,000     486,009       0.0%
#*  Leyou Technologies Holdings, Ltd.                             9,420,000   2,428,598       0.0%
*   Li Ning Co., Ltd.                                            10,086,000   8,811,985       0.1%
*   Lianhua Supermarket Holdings Co., Ltd. Class H                2,865,600   1,213,272       0.0%
#*  Lifestyle China Group, Ltd.                                   1,259,500     419,881       0.0%
#*  Lifetech Scientific Corp.                                    16,038,000   3,968,612       0.1%
    Livzon Pharmaceutical Group, Inc. Class H                       707,434   4,800,533       0.1%
#   Logan Property Holdings Co., Ltd.                             7,038,000   6,519,980       0.1%
*   LongiTech Smart Energy Holding, Ltd.                            614,000     154,696       0.0%
    Lonking Holdings, Ltd.                                       15,371,000   6,916,189       0.1%
#   Luye Pharma Group, Ltd.                                       9,943,500   6,627,697       0.1%
#   LVGEM China Real Estate Investment Co., Ltd.                  1,624,000     475,053       0.0%
*   Maanshan Iron & Steel Co., Ltd. Class H                      13,188,000   6,197,430       0.1%
    Maoye International Holdings, Ltd.                            8,664,000   1,000,067       0.0%
*   MIE Holdings Corp.                                            1,662,000     140,685       0.0%
#   MIN XIN Holdings, Ltd.                                          890,000     591,249       0.0%
*   Mingfa Group International Co., Ltd.                          7,108,000     205,002       0.0%
*   Mingyuan Medicare Development Co., Ltd.                       6,950,000      38,396       0.0%
#   Minmetals Land, Ltd.                                          9,270,000   1,367,913       0.0%
    Minth Group, Ltd.                                             2,713,000  14,656,852       0.2%
#*  MMG, Ltd.                                                    16,230,999   7,355,705       0.1%
    MOBI Development Co., Ltd.                                    1,014,000     199,288       0.0%
    Mobile Internet China Holding, Ltd.                           3,390,000     977,743       0.0%
    Modern Land China Co., Ltd.                                   3,792,800     743,664       0.0%
#*  Munsun Capital Group, Ltd.                                   48,214,318     445,056       0.0%
#   Nan Hai Corp., Ltd.                                           8,350,000     252,661       0.0%
#*  National Agricultural Holdings, Ltd.                          3,714,000     212,469       0.0%
*   Nature Home Holding Co., Ltd.                                   520,000      69,325       0.0%
*   New World Department Store China, Ltd.                        3,567,462     782,133       0.0%
    Nexteer Automotive Group, Ltd.                                5,949,000  11,650,664       0.2%
#*  Noah Holdings, Ltd. Sponsored ADR                               121,711   4,773,505       0.1%
#*  North Mining Shares Co., Ltd.                                87,980,000   1,804,383       0.0%
#*  NQ Mobile, Inc. Class A ADR                                     457,562   1,683,828       0.0%
#   NVC Lighting Holdings, Ltd.                                   7,779,000     848,578       0.0%
#*  O-Net Technologies Group, Ltd.                                1,903,000   1,378,596       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
CHINA -- (Continued)
#*  Ourgame International Holdings, Ltd.                           1,943,000 $   558,230       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                      1,552,183     598,972       0.0%
#*  Ozner Water International Holding, Ltd.                        2,464,000     779,882       0.0%
#   Pacific Online, Ltd.                                           3,033,365     564,275       0.0%
#   Parkson Retail Group, Ltd.                                     8,563,500   1,296,315       0.0%
#   PAX Global Technology, Ltd.                                    6,043,000   3,058,102       0.1%
*   Phoenix New Media, Ltd. ADR                                      111,488     606,495       0.0%
    Phoenix Satellite Television Holdings, Ltd.                    8,296,000   1,213,137       0.0%
    Poly Culture Group Corp., Ltd. Class H                           581,100   1,391,080       0.0%
#*  Poly Property Group Co., Ltd.                                 16,591,000   8,041,255       0.1%
#   Pou Sheng International Holdings, Ltd.                        14,438,806   2,647,122       0.1%
    Powerlong Real Estate Holdings, Ltd.                           9,846,000   4,683,144       0.1%
*   Prosperity International Holdings HK, Ltd.                    11,620,000     126,585       0.0%
#*  PW Medtech Group, Ltd.                                         4,922,000   1,028,482       0.0%
#   Q Technology Group Co., Ltd.                                   2,653,000   5,941,020       0.1%
    Qingdao Port International Co., Ltd. Class H                   2,576,000   1,821,080       0.0%
    Qingling Motors Co., Ltd. Class H                              4,272,000   1,451,175       0.0%
#*  Qinhuangdao Port Co., Ltd. Class H                             3,805,500   1,298,646       0.0%
*   Qinqin Foodstuffs Group Cayman Co., Ltd.                          65,000      17,331       0.0%
*   Qunxing Paper Holdings Co., Ltd.                                 669,913      32,459       0.0%
*   Real Gold Mining, Ltd.                                           300,500      10,130       0.0%
*   Real Nutriceutical Group, Ltd.                                 1,922,000      82,509       0.0%
    Red Star Macalline Group Corp., Ltd. Class H                   1,979,000   2,367,331       0.0%
#   Redco Properties Group, Ltd.                                   7,018,000   3,492,267       0.1%
#*  Renhe Commercial Holdings Co., Ltd.                          126,343,000   2,965,337       0.1%
#*  REXLot Holdings, Ltd.                                         69,151,502     558,768       0.0%
    Rivera Holdings, Ltd.                                            834,000      59,902       0.0%
    Road King Infrastructure, Ltd.                                 2,031,000   3,339,167       0.1%
#*  Ronshine China Holdings, Ltd.                                  1,747,000   1,968,019       0.0%
#*  Sany Heavy Equipment International Holdings Co., Ltd.          7,377,000   1,305,942       0.0%
*   Scud Group, Ltd.                                               1,876,000      46,892       0.0%
    Seaspan Corp.                                                    430,472   3,013,304       0.1%
#*  Semiconductor Manufacturing International Corp.                2,291,000   3,515,387       0.1%
#   Shandong Chenming Paper Holdings, Ltd. Class H                 1,886,000   3,430,679       0.1%
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H       11,976,000   8,601,089       0.1%
*   Shandong Xinhua Pharmaceutical Co., Ltd. Class H                 916,000   1,091,306       0.0%
#   Shanghai Dasheng Agricultural Finance Technology Co., Ltd.
      Class H                                                     23,272,000   1,939,024       0.0%
#*  Shanghai Fudan Microelectronics Group Co., Ltd. Class H          872,000     786,178       0.0%
#   Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.
      Class H                                                      1,645,000     894,701       0.0%
    Shanghai Haohai Biological Technology Co., Ltd. Class H          107,300     525,253       0.0%
    Shanghai Industrial Holdings, Ltd.                             3,608,000  11,083,655       0.2%
#   Shanghai Industrial Urban Development Group, Ltd.             12,220,000   2,634,227       0.0%
    Shanghai Jin Jiang International Hotels Group Co., Ltd.
      Class H                                                      8,524,000   3,071,951       0.1%
    Shanghai La Chapelle Fashion Co., Ltd. Class H                    13,200      17,134       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H                     5,358,000   1,092,240       0.0%
*   Shanghai Zendai Property, Ltd.                                14,785,000     221,983       0.0%
    Sheen Tai Holdings Grp Co., Ltd.                               2,482,000      93,774       0.0%
*   Shengli Oil & Gas Pipe Holdings, Ltd.                          2,272,500     115,108       0.0%
    Shenguan Holdings Group, Ltd.                                  7,454,000     406,225       0.0%
    Shenzhen Expressway Co., Ltd. Class H                          4,494,400   4,596,970       0.1%
    Shenzhen International Holdings, Ltd.                          7,554,367  14,438,734       0.2%
    Shenzhen Investment, Ltd.                                     23,568,643  10,514,329       0.2%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
*   Shougang Concord International Enterprises Co., Ltd.         20,776,000 $   610,327       0.0%
    Shougang Fushan Resources Group, Ltd.                        18,764,000   4,045,461       0.1%
    Shui On Land, Ltd.                                           28,643,643   7,093,761       0.1%
#*  Shunfeng International Clean Energy, Ltd.                    10,264,000     684,662       0.0%
    Sichuan Expressway Co., Ltd. Class H                          5,366,000   2,146,787       0.0%
    Sihuan Pharmaceutical Holdings Group, Ltd.                   28,512,000  10,314,722       0.2%
*   Silver Grant International Industries, Ltd.                   5,782,000     845,622       0.0%
#*  Silverman Holdings, Ltd.                                      2,410,000     222,214       0.0%
    SIM Technology Group, Ltd.                                    1,050,000      57,251       0.0%
#*  Sino Oil And Gas Holdings, Ltd.                              70,712,766   1,369,497       0.0%
*   Sino-I Technology, Ltd.                                       3,950,000      51,142       0.0%
    Sino-Ocean Group Holding, Ltd.                               12,559,000   8,201,611       0.1%
#*  Sinofert Holdings, Ltd.                                      16,413,327   2,905,599       0.1%
#*  Sinolink Worldwide Holdings, Ltd.                            14,862,800   2,229,247       0.0%
#*  SinoMedia Holding, Ltd.                                       1,126,000     277,268       0.0%
    Sinopec Engineering Group Co., Ltd. Class H                   6,500,000   5,575,878       0.1%
    Sinopec Kantons Holdings, Ltd.                                6,502,000   4,212,555       0.1%
#   Sinosoft Technology Group, Ltd.                               4,593,599   1,408,203       0.0%
#   Sinotrans Shipping, Ltd.                                      9,239,086   2,641,039       0.1%
    Sinotrans, Ltd. Class H                                      14,820,000   7,124,006       0.1%
#   Sinotruk Hong Kong, Ltd.                                      5,320,000   7,074,574       0.1%
*   Skyfame Realty Holdings, Ltd.                                 6,268,000   2,074,108       0.0%
    Skyworth Digital Holdings, Ltd.                              12,749,628   5,871,426       0.1%
#   SMI Holdings Group, Ltd.                                      6,198,413   3,179,234       0.1%
    SOHO China, Ltd.                                             15,316,500   8,873,270       0.1%
*   Sohu.com, Inc.                                                  194,172  11,112,464       0.2%
*   Sound Global, Ltd.                                              494,000     142,474       0.0%
#*  Sparkle Roll Group, Ltd.                                      5,168,000     503,778       0.0%
    Springland International Holdings, Ltd.                       4,998,000     910,406       0.0%
#*  SPT Energy Group, Inc.                                        4,970,000     376,225       0.0%
*   SRE Group, Ltd.                                              30,356,346     786,765       0.0%
    SSY Group, Ltd.                                              13,919,152   6,620,986       0.1%
    Suchuang Gas Corp., Ltd.                                         98,000      41,576       0.0%
#   Sun King Power Electronics Group                              2,950,000     680,684       0.0%
#*  Sunshine 100 China Holdings, Ltd.                               237,000     111,532       0.0%
    Symphony Holdings, Ltd.                                       7,900,000     892,301       0.0%
#   Tang Palace China Holdings, Ltd.                                150,000      63,489       0.0%
#   Tarena International, Inc. ADR                                  256,026   3,750,781       0.1%
*   Taung Gold International, Ltd.                               29,340,000     263,527       0.0%
    TCC International Holdings, Ltd.                             10,264,647   4,762,994       0.1%
#   TCL Multimedia Technology Holdings, Ltd.                      3,758,510   2,023,573       0.0%
*   Tech Pro Technology Development, Ltd.                        43,862,000     410,447       0.0%
#*  Technovator International, Ltd.                               3,842,000   1,197,396       0.0%
    Ten Pao Group Holdings, Ltd.                                    808,000     207,240       0.0%
    Tenfu Cayman Holdings Co Ltd                                    216,000      86,766       0.0%
#   Tenwow International Holdings, Ltd.                           3,728,000     836,712       0.0%
*   Tesson Holdings, Ltd.                                           129,000      22,491       0.0%
    Texhong Textile Group, Ltd.                                   2,011,500   2,775,517       0.1%
*   Tian An China Investment Co., Ltd.                            1,632,000   1,219,135       0.0%
    Tian Shan Development Holdings, Ltd.                          1,742,000     699,199       0.0%
    Tiande Chemical Holdings, Ltd.                                  744,000     179,365       0.0%
    Tiangong International Co., Ltd.                              8,762,000   1,033,614       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
CHINA -- (Continued)
#   Tianjin Capital Environmental Protection Group Co., Ltd.
      Class H                                                     2,718,000 $1,733,044       0.0%
    Tianjin Development Holdings, Ltd.                            3,908,000  2,005,306       0.0%
    Tianjin Port Development Holdings, Ltd.                      14,388,800  2,254,023       0.0%
#   Tianneng Power International, Ltd.                            6,014,048  5,800,742       0.1%
    Tianyi Summi Holdings, Ltd.                                   3,872,000    556,069       0.0%
#*  Tibet Water Resources, Ltd.                                  11,858,000  4,895,673       0.1%
    Time Watch Investments, Ltd.                                  1,456,000    181,345       0.0%
    Tomson Group, Ltd.                                            2,068,641    954,658       0.0%
#   Tong Ren Tang Technologies Co., Ltd. Class H                  4,173,000  5,864,945       0.1%
#   Tongda Group Holdings, Ltd.                                  23,530,000  6,677,101       0.1%
    Tonly Electronics Holdings, Ltd.                                584,176    719,593       0.0%
    Top Spring International Holdings, Ltd.                         526,000    321,259       0.0%
*   Tou Rong Chang Fu Group, Ltd.                                 9,264,000    164,921       0.0%
    Towngas China Co., Ltd.                                       7,254,657  5,953,941       0.1%
    TPV Technology, Ltd.                                          5,291,964    903,046       0.0%
#   Trigiant Group, Ltd.                                          3,788,000    505,307       0.0%
*   Trony Solar Holdings Co., Ltd.                                1,757,000     26,575       0.0%
#   Truly International Holdings, Ltd.                            8,919,573  3,455,255       0.1%
#*  Tuniu Corp. Sponsored ADR                                        71,628    489,936       0.0%
    Uni-President China Holdings, Ltd.                            8,237,000  6,889,710       0.1%
*   United Energy Group, Ltd.                                    38,598,900  2,103,663       0.0%
#   Universal Medical Financial & Technical Advisory Services
      Co., Ltd.                                                   4,408,500  4,659,143       0.1%
#*  V1 Group, Ltd.                                               12,971,600    424,356       0.0%
#   Vinda International Holdings, Ltd.                              746,000  1,508,299       0.0%
    Wanguo International Mining Group, Ltd.                         154,000     39,089       0.0%
#   Wasion Group Holdings, Ltd.                                   4,144,000  2,131,281       0.0%
    Weiqiao Textile Co. Class H                                   2,523,000  1,319,559       0.0%
    Welling Holding, Ltd.                                         7,400,000  1,508,805       0.0%
    Wenzhou Kangning Hospital Co., Ltd. Class H                       2,700     12,321       0.0%
*   West China Cement, Ltd.                                      17,834,000  2,835,191       0.1%
#   Wisdom Sports Group                                           1,982,000    277,109       0.0%
*   Wuzhou International Holdings, Ltd.                           2,766,000    329,800       0.0%
#   Xiabuxiabu Catering Management China Holdings Co., Ltd.         342,500    500,215       0.0%
    Xiamen International Port Co., Ltd. Class H                   7,366,000  1,425,568       0.0%
*   Xinchen China Power Holdings, Ltd.                            3,287,000    484,977       0.0%
    Xingda International Holdings, Ltd.                           6,453,235  2,465,090       0.0%
*   Xingfa Aluminium Holdings, Ltd.                                 478,000    345,547       0.0%
    Xinhua Winshare Publishing and Media Co., Ltd. Class H        2,708,103  2,351,638       0.0%
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H             5,127,598    704,100       0.0%
*   Xinming China Holdings, Ltd.                                    224,000     34,747       0.0%
#   Xinyi Solar Holdings, Ltd.                                   16,712,000  5,787,839       0.1%
#   Xinyuan Real Estate Co., Ltd. ADR                                54,649    305,488       0.0%
#   XTEP International Holdings, Ltd.                             5,688,500  1,882,494       0.0%
#*  Xunlei, Ltd. ADR                                                 32,839    304,418       0.0%
#   Yadea Group Holdings, Ltd.                                    2,338,000    809,390       0.0%
*   Yanchang Petroleum International, Ltd.                       30,720,000    539,752       0.0%
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.
      Class H                                                     1,018,000  3,792,620       0.1%
#*  Yashili International Holdings, Ltd.                          3,908,000    876,684       0.0%
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H         333,800    962,995       0.0%
    Yida China Holdings, Ltd.                                     1,148,000    302,729       0.0%
    Yip's Chemical Holdings, Ltd.                                 1,916,000    720,841       0.0%
#   Yirendai, Ltd. ADR                                              137,969  5,986,475       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
CHINA -- (Continued)
*   Youyuan International Holdings, Ltd.                          3,072,070 $    1,937,652       0.0%
*   Yuanda China Holdings, Ltd.                                  12,884,000        249,693       0.0%
#*  YuanShengTai Dairy Farm, Ltd.                                 5,910,000        310,701       0.0%
    Yuexiu Property Co., Ltd.                                    54,806,284     10,620,894       0.2%
#   Yuexiu Transport Infrastructure, Ltd.                         4,586,018      3,364,675       0.1%
#   Yunnan Water Investment Co., Ltd. Class H                     1,536,000        626,133       0.0%
    Yuzhou Properties Co., Ltd.                                  11,092,120      5,479,103       0.1%
*   YY, Inc. ADR                                                    220,940     19,970,767       0.3%
#   Zhaojin Mining Industry Co., Ltd. Class H                     7,759,000      6,372,325       0.1%
    Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H       1,635,400        924,288       0.0%
#*  Zhong An Real Estate, Ltd.                                   13,564,800      1,793,598       0.0%
    Zhongsheng Group Holdings, Ltd.                               4,248,000      8,731,503       0.1%
    Zhuhai Holdings Investment Group, Ltd.                        1,698,000        254,860       0.0%
#   Zoomlion Heavy Industry Science and Technology Co., Ltd.
      Class H                                                     3,586,600      1,740,437       0.0%
                                                                            --------------      ----
TOTAL CHINA                                                                  1,227,096,076      16.9%
                                                                            --------------      ----
COLOMBIA -- (0.2%)
    Almacenes Exito SA                                            1,101,975      5,919,124       0.1%
    Bolsa de Valores de Colombia                                 29,054,344        233,042       0.0%
    Celsia SA ESP                                                 1,562,526      2,306,255       0.0%
*   Cemex Latam Holdings SA                                       1,003,298      3,555,350       0.1%
    Constructora Conconcreto SA                                     323,906        105,518       0.0%
    Corp. Financiera Colombiana SA                                   81,195        763,363       0.0%
*   Empresa de Telecomunicaciones de Bogota                       3,376,051        549,348       0.0%
    Grupo Nutresa SA                                                 70,859        629,382       0.0%
    Interconexion Electrica SA ESP                                  152,354        667,101       0.0%
    Mineros SA                                                      115,553         94,963       0.0%
*   Odinsa SA                                                        19,092         60,878       0.0%
    Promigas SA ESP                                                  10,240         27,131       0.0%
                                                                            --------------      ----
TOTAL COLOMBIA                                                                  14,911,455       0.2%
                                                                            --------------      ----
GREECE -- (0.3%)
    Aegean Airlines SA                                              207,860      1,891,311       0.0%
    Athens Water Supply & Sewage Co. SA (The)                       125,722        901,365       0.0%
    Bank of Greece                                                  142,242      2,319,397       0.1%
*   Ellaktor SA                                                     801,522      1,524,144       0.0%
    Fourlis Holdings SA                                             278,982      1,810,416       0.0%
*   GEK Terna Holding Real Estate Construction SA                   475,188      2,347,487       0.1%
    Hellenic Exchanges--Athens Stock Exchange SA                    437,421      2,446,403       0.1%
*   Iaso SA                                                         377,332        385,677       0.0%
*   Intracom Holdings SA                                            664,642        449,039       0.0%
*   Intralot SA-Integrated Lottery Systems & Services               848,730      1,058,605       0.0%
*   Lamda Development SA                                             92,510        695,786       0.0%
*   Marfin Investment Group Holdings SA                           5,032,612        551,689       0.0%
*   Mytilineos Holdings SA                                          522,191      5,467,447       0.1%
    Piraeus Port Authority SA                                        42,172        765,939       0.0%
    Sarantis SA                                                      93,848      1,350,029       0.0%
    Terna Energy SA                                                 257,713      1,252,811       0.0%
                                                                            --------------      ----
TOTAL GREECE                                                                    25,217,545       0.4%
                                                                            --------------      ----

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
HONG KONG -- (0.0%)
*   BII Railway Transportation Technology Holdings Co., Ltd.       712,000 $   81,352       0.0%
    Lai Fung Holdings, Ltd.                                        604,860  1,019,629       0.0%
    Yorkey Optical International Cayman, Ltd.                      328,000     56,352       0.0%
                                                                           ----------       ---
TOTAL HONG KONG                                                             1,157,333       0.0%
                                                                           ----------       ---
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C.                     1,989,427  3,452,327       0.0%
    Richter Gedeon Nyrt                                            221,459  5,508,695       0.1%
                                                                           ----------       ---
TOTAL HUNGARY                                                               8,961,022       0.1%
                                                                           ----------       ---
INDIA -- (13.6%)
*   3M India, Ltd.                                                   6,495  1,422,978       0.0%
*   5Paisa Capital, Ltd.                                            60,120    242,488       0.0%
    8K Miles Software Services, Ltd.                                32,227    333,680       0.0%
    Aarti Drugs, Ltd.                                                1,105      9,183       0.0%
    Aarti Industries                                               197,011  2,868,923       0.1%
*   Aban Offshore, Ltd.                                            137,519    427,765       0.0%
    Abbott India, Ltd.                                               5,887    385,847       0.0%
    Accelya Kale Solutions, Ltd.                                     3,300     71,324       0.0%
    Adani Enterprises, Ltd.                                      1,642,031  3,362,821       0.1%
*   Adani Power, Ltd.                                            6,769,452  3,437,122       0.1%
*   Adani Transmissions, Ltd.                                      522,126  1,677,831       0.0%
*   Aditya Birla Capital, Ltd.                                     515,058  1,414,255       0.0%
*   Aditya Birla Fashion and Retail, Ltd.                          258,803    624,790       0.0%
    Aegis Logistics, Ltd.                                          844,356  3,022,421       0.1%
    Agro Tech Foods, Ltd.                                           62,964    526,664       0.0%
*   Ahluwalia Contracts India Ltd.                                  19,575     96,238       0.0%
    AIA Engineering, Ltd.                                          240,532  5,104,470       0.1%
    Ajanta Pharma, Ltd.                                            193,343  3,638,869       0.1%
    Akzo Nobel India, Ltd.                                          78,036  2,297,604       0.0%
    Alembic Pharmaceuticals, Ltd.                                  456,557  3,562,942       0.1%
    Alembic, Ltd.                                                  624,014    378,690       0.0%
*   Allahabad Bank                                               1,121,891  1,360,335       0.0%
    Allcargo Logistics, Ltd.                                       442,806  1,191,803       0.0%
    Amara Raja Batteries, Ltd.                                     193,035  2,088,179       0.0%
*   Amtek Auto, Ltd.                                               217,501     83,444       0.0%
    Anant Raj, Ltd.                                                396,539    368,114       0.0%
*   Andhra Bank                                                  1,312,648  1,343,955       0.0%
    Apar Industries, Ltd.                                           98,495  1,164,880       0.0%
    APL Apollo Tubes, Ltd.                                          18,147    519,064       0.0%
    Apollo Hospitals Enterprise, Ltd.                              146,570  2,347,628       0.0%
    Apollo Tyres, Ltd.                                           2,135,080  8,124,047       0.1%
    Arvind, Ltd.                                                 1,218,343  7,557,083       0.1%
    Asahi India Glass, Ltd.                                        455,052  2,788,882       0.1%
    Ashiana Housing, Ltd.                                           60,216    156,700       0.0%
    Ashok Leyland, Ltd.                                            987,355  2,001,130       0.0%
    Ashoka Buildcon, Ltd.                                          257,643    849,066       0.0%
    Astra Microwave Products, Ltd.                                  63,332    116,659       0.0%
    Astral Polytechnik, Ltd.                                        76,878    907,708       0.0%
*   AstraZeneca Pharma India, Ltd.                                   2,573     41,605       0.0%
    Atul, Ltd.                                                      66,521  2,460,071       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
INDIA -- (Continued)
    Automotive Axles, Ltd.                                          16,702 $  239,430       0.0%
    Avanti Feeds, Ltd.                                              12,021    523,880       0.0%
    Bajaj Corp., Ltd.                                              415,632  2,980,425       0.1%
    Bajaj Electricals, Ltd.                                        255,255  1,538,921       0.0%
*   Bajaj Hindusthan Sugar, Ltd.                                 2,965,216    685,477       0.0%
    Bajaj Holdings & Investment, Ltd.                              124,491  5,731,302       0.1%
    Balaji Amines, Ltd.                                             12,309     98,762       0.0%
    Balaji Telefilms, Ltd.                                          24,400     55,751       0.0%
    Balkrishna Industries, Ltd.                                    282,201  7,476,848       0.1%
*   Ballarpur Industries, Ltd.                                   1,005,483    217,670       0.0%
    Balmer Lawrie & Co., Ltd.                                      387,372  1,415,478       0.0%
    Balrampur Chini Mills, Ltd.                                  1,243,773  3,298,513       0.1%
    Banco Products India, Ltd.                                      48,527    166,057       0.0%
*   Bank of India                                                1,787,393  5,303,215       0.1%
*   Bank Of Maharashtra                                            654,671    280,665       0.0%
    Bannari Amman Sugars, Ltd.                                      14,297    508,100       0.0%
    BASF India, Ltd.                                                87,802  2,355,606       0.0%
    Bata India, Ltd.                                               261,464  3,284,306       0.1%
    BEML, Ltd.                                                     110,323  2,920,440       0.1%
    Berger Paints India, Ltd.                                    2,412,762  9,989,772       0.2%
*   BF Utilities, Ltd.                                              80,023    557,887       0.0%
    Bhansali Engineering Polymers, Ltd.                            239,376    518,326       0.0%
*   Bharat Financial Inclusion, Ltd.                               367,223  5,537,975       0.1%
    Bharat Forge, Ltd.                                             103,384  1,128,503       0.0%
    Biocon, Ltd.                                                 1,280,367  7,113,580       0.1%
    Birla Corp., Ltd.                                              167,366  2,958,895       0.1%
    Bliss Gvs Pharma, Ltd.                                         129,329    348,721       0.0%
    Blue Dart Express, Ltd.                                         33,643  2,180,808       0.0%
    Blue Star, Ltd.                                                212,221  2,619,833       0.0%
    Bodal Chemicals, Ltd.                                          293,047    816,161       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.                        737,242  2,211,165       0.0%
*   Bombay Rayon Fashions, Ltd.                                     43,672     89,773       0.0%
    Brigade Enterprises, Ltd.                                      208,284    845,812       0.0%
*   Camlin Fine Sciences, Ltd.                                      14,841     20,276       0.0%
    Can Fin Homes, Ltd.                                            252,875  1,872,856       0.0%
    Canara Bank                                                    136,182    856,679       0.0%
    Capital First, Ltd.                                            172,762  2,007,336       0.0%
    Caplin Point Laboratories, Ltd.                                 85,907    888,155       0.0%
    Carborundum Universal, Ltd.                                    371,802  2,074,841       0.0%
    Care Ratings, Ltd.                                             105,132  2,443,947       0.0%
    Castrol India, Ltd.                                            143,098    884,133       0.0%
    CCL Products India, Ltd.                                       386,822  1,914,088       0.0%
    Ceat, Ltd.                                                     189,680  4,903,630       0.1%
    Century Plyboards India, Ltd.                                  559,433  2,436,819       0.0%
    Century Textiles & Industries, Ltd.                            239,899  5,033,461       0.1%
    Cera Sanitaryware, Ltd.                                         17,883    902,903       0.0%
    CESC, Ltd.                                                     632,178  9,944,638       0.2%
*   CG Power and Industrial Solutions, Ltd.                      3,403,119  4,363,719       0.1%
    Chambal Fertilizers and Chemicals, Ltd.                      1,130,592  2,643,531       0.0%
    Chennai Petroleum Corp., Ltd.                                  356,359  2,584,687       0.0%
    Chennai Super Kings Cricket, Ltd.                            1,658,632     10,804       0.0%
    Cholamandalam Investment and Finance Co., Ltd.                 204,067  3,623,873       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
    City Union Bank, Ltd.                                          993,057 $ 2,484,149       0.0%
    Clariant Chemicals India, Ltd.                                  56,876     547,528       0.0%
*   Coffee Day Enterprises, Ltd.                                    42,032     144,114       0.0%
    Coromandel International, Ltd.                                 571,426   4,542,291       0.1%
*   Corp. Bank                                                   1,304,019     910,408       0.0%
    Cox & Kings, Ltd.                                              752,502   3,036,083       0.1%
    CRISIL, Ltd.                                                    87,986   2,444,642       0.0%
    Crompton Greaves Consumer Electricals, Ltd.                  3,446,457  11,755,789       0.2%
    Cummins India, Ltd.                                                367       5,129       0.0%
    Cyient, Ltd.                                                   403,145   3,365,096       0.1%
    Dalmia Bharat Sugar & Industries, Ltd.                          80,558     228,924       0.0%
    Dalmia Bharat, Ltd.                                            147,822   6,851,259       0.1%
    DB Corp., Ltd.                                                 132,399     736,439       0.0%
*   DB Realty, Ltd.                                                525,649     306,634       0.0%
    DCB Bank, Ltd.                                               1,643,980   4,514,052       0.1%
    DCM Shriram, Ltd.                                              305,718   2,481,309       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.                233,813   1,712,362       0.0%
    Deepak Nitrite, Ltd.                                           169,003     568,515       0.0%
    Delta Corp., Ltd.                                              606,111   2,486,590       0.0%
*   DEN Networks, Ltd.                                             247,205     327,664       0.0%
*   Dena Bank                                                    1,251,365     536,784       0.0%
    Dewan Housing Finance Corp., Ltd.                            1,161,690  11,518,467       0.2%
    DFM Foods, Ltd.                                                  1,018      30,171       0.0%
    Dhampur Sugar Mills, Ltd.                                       65,158     318,492       0.0%
    Dhanuka Agritech, Ltd.                                          41,731     415,698       0.0%
*   Dish TV India, Ltd.                                          3,118,653   3,739,782       0.1%
*   Dishman Carbogen Amcis, Ltd.                                   699,600   3,199,822       0.1%
    DLF, Ltd.                                                      364,025   1,134,953       0.0%
    Dr Lal PathLabs, Ltd.                                           18,114     218,833       0.0%
    Dredging Corp. Of India, Ltd.                                   21,132     182,756       0.0%
    Dwarikesh Sugar Industries, Ltd.                               173,124     204,832       0.0%
*   Dynamatic Technologies, Ltd.                                     8,983     301,847       0.0%
    eClerx Services, Ltd.                                          142,822   2,845,388       0.1%
    Edelweiss Financial Services, Ltd.                           2,290,520   9,952,123       0.2%
    EID Parry India, Ltd.                                          533,750   3,072,964       0.1%
    EIH, Ltd.                                                      989,562   2,347,215       0.0%
    Electrosteel Castings, Ltd.                                    543,283     268,523       0.0%
    Elgi Equipments, Ltd.                                          298,720   1,112,175       0.0%
    Emami, Ltd.                                                     12,892     251,200       0.0%
    Engineers India, Ltd.                                        1,496,253   4,296,363       0.1%
    Entertainment Network India, Ltd.                               67,216     831,422       0.0%
*   Eros International Media, Ltd.                                 280,262     906,314       0.0%
    Escorts, Ltd.                                                  646,051   7,591,750       0.1%
    Essel Propack, Ltd.                                            425,690   1,874,475       0.0%
*   Eveready Industries India, Ltd.                                267,283   1,393,438       0.0%
    Exide Industries, Ltd.                                       1,380,678   4,471,124       0.1%
    FDC, Ltd.                                                      449,623   1,326,785       0.0%
    Federal Bank, Ltd.                                           8,667,989  16,334,905       0.2%
*   Federal-Mogul Goetze India, Ltd.                                77,128     597,318       0.0%
    FIEM Industries, Ltd.                                           17,939     257,308       0.0%
    Finolex Cables, Ltd.                                           764,245   7,248,220       0.1%
    Finolex Industries, Ltd.                                       306,691   3,388,256       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
INDIA -- (Continued)
*   Firstsource Solutions, Ltd.                                   1,861,967 $1,266,604       0.0%
*   Fortis Healthcare, Ltd.                                         518,804  1,155,581       0.0%
*   Future Consumer, Ltd.                                         2,972,865  2,804,968       0.1%
    Future Enterprises, Ltd.                                        472,111    376,185       0.0%
    Future Lifestyle Fashions, Ltd.                                   9,241     50,501       0.0%
*   Future Retail, Ltd.                                             640,921  5,142,858       0.1%
    Gabriel India, Ltd.                                             455,619  1,387,486       0.0%
    Garware Wall Ropes, Ltd.                                         15,106    220,698       0.0%
    Gateway Distriparks, Ltd.                                       681,275  2,769,068       0.1%
    Gati, Ltd.                                                      273,618    505,265       0.0%
    Gayatri Projects, Ltd.                                          199,982    599,118       0.0%
    GE Power India, Ltd.                                            154,509  1,624,670       0.0%
    GE T&D India, Ltd.                                              145,313    880,116       0.0%
    Genus Power Infrastructures, Ltd.                                38,419     36,575       0.0%
    Geojit Financial Services, Ltd.                                  55,453    109,678       0.0%
    GHCL, Ltd.                                                      123,284    432,291       0.0%
    GIC Housing Finance, Ltd.                                       103,084    771,429       0.0%
    Gillette India, Ltd.                                             19,465  1,794,045       0.0%
    GlaxoSmithKline Consumer Healthcare, Ltd.                           746     58,446       0.0%
    GlaxoSmithKline Pharmaceuticals, Ltd.                             7,932    315,145       0.0%
*   GMR Infrastructure, Ltd.                                     15,924,296  4,740,222       0.1%
    GOCL Corp., Ltd.                                                 52,508    430,972       0.0%
    Godfrey Phillips India, Ltd.                                     73,453  1,140,689       0.0%
    Godrej Industries, Ltd.                                         422,968  3,866,596       0.1%
*   Godrej Properties, Ltd.                                         516,507  5,432,324       0.1%
    Granules India, Ltd.                                            543,263  1,171,748       0.0%
    Graphite India, Ltd.                                            397,865  3,056,125       0.1%
    Grasim Industries, Ltd.                                         367,899  6,989,855       0.1%
    Great Eastern Shipping Co., Ltd. (The)                          522,487  3,144,927       0.1%
    Greaves Cotton, Ltd.                                            568,315  1,128,481       0.0%
    Greenply Industries, Ltd.                                        85,155    367,146       0.0%
    Grindwell Norton, Ltd.                                           69,118    508,319       0.0%
    Gruh Finance, Ltd.                                              630,894  4,871,245       0.1%
*   GTL Infrastructure, Ltd.                                      1,300,005    139,915       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                              188,929  2,320,124       0.0%
    Gujarat Ambuja Exports, Ltd.                                     69,876    188,937       0.0%
    Gujarat Fluorochemicals, Ltd.                                   224,424  3,226,791       0.1%
    Gujarat Gas, Ltd.                                               319,983  4,456,384       0.1%
    Gujarat Industries Power Co., Ltd.                              243,334    536,365       0.0%
    Gujarat Mineral Development Corp., Ltd.                         803,287  2,177,174       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.            266,808  2,147,718       0.0%
    Gujarat Pipavav Port, Ltd.                                    1,038,829  2,267,528       0.0%
    Gujarat State Fertilizers & Chemicals, Ltd.                     969,096  2,410,415       0.0%
    Gujarat State Petronet, Ltd.                                  1,250,382  3,943,163       0.1%
    Gulf Oil Lubricants India, Ltd.                                  89,574  1,088,464       0.0%
*   GVK Power & Infrastructure, Ltd.                              5,289,365  1,530,385       0.0%
*   Hathway Cable & Datacom, Ltd.                                 2,091,712    986,759       0.0%
    Hatsun Agro Products, Ltd.                                       15,681    172,883       0.0%
    HBL Power Systems, Ltd.                                          88,636     87,842       0.0%
*   HCL Infosystems, Ltd.                                           602,621    445,509       0.0%
    HCL Technologies, Ltd.                                           22,549    297,818       0.0%
*   HealthCare Global Enterprises, Ltd.                              16,738     73,037       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
INDIA -- (Continued)
*   HEG, Ltd.                                                       36,273 $   962,114       0.0%
    HeidelbergCement India, Ltd.                                   547,065   1,257,605       0.0%
    Heritage Foods, Ltd.                                            48,120     581,112       0.0%
    Hexaware Technologies, Ltd.                                  1,197,434   5,263,899       0.1%
    Hikal, Ltd.                                                    115,702     453,652       0.0%
*   Himachal Futuristic Communications, Ltd.                     3,834,328   1,752,888       0.0%
    Himadri Speciality Chemical, Ltd.                              738,017   1,974,271       0.0%
    Himatsingka Seide, Ltd.                                        243,487   1,383,669       0.0%
    Hinduja Global Solutions, Ltd.                                  17,423     155,220       0.0%
    Hinduja Ventures, Ltd.                                          27,826     211,884       0.0%
*   Hindustan Construction Co., Ltd.                             3,553,749   2,198,263       0.0%
    Hindustan Media Ventures, Ltd.                                  25,017      91,606       0.0%
    Honda SIEL Power Products, Ltd.                                  4,392      93,350       0.0%
    Honeywell Automation India, Ltd.                                13,522   3,308,419       0.1%
*   Housing Development & Infrastructure, Ltd.                   2,608,534   2,365,116       0.0%
    HSIL, Ltd.                                                     238,038   1,554,446       0.0%
    HT Media, Ltd.                                                 574,085     910,016       0.0%
    Huhtamaki PPL, Ltd.                                            126,615     506,393       0.0%
    I G Petrochemicals, Ltd.                                        19,280     216,757       0.0%
    ICRA, Ltd.                                                       2,834     171,411       0.0%
*   IDBI Bank, Ltd.                                              3,706,075   3,603,686       0.1%
    IDFC Bank, Ltd.                                                378,805     331,251       0.0%
    IDFC, Ltd.                                                   1,319,255   1,284,551       0.0%
*   IFB Industries, Ltd.                                            41,541     616,663       0.0%
*   IFCI, Ltd.                                                   5,221,683   1,964,217       0.0%
    Igarashi Motors India, Ltd.                                     23,109     323,880       0.0%
    IIFL Holdings, Ltd.                                          1,475,192  14,013,643       0.2%
*   IL&FS Transportation Networks, Ltd.                            807,052   1,115,506       0.0%
    India Cements, Ltd. (The)                                    1,763,985   5,303,535       0.1%
*   Indiabulls Real Estate, Ltd.                                 1,742,204   6,089,723       0.1%
    Indiabulls Ventures, Ltd.                                      433,114   1,909,768       0.0%
    Indian Bank                                                    673,455   3,257,953       0.1%
    Indian Hotels Co., Ltd. (The)                                3,572,725   6,275,155       0.1%
    Indian Hume Pipe Co., Ltd.                                      35,002     273,409       0.0%
    Indian Metals & Ferro Alloys, Ltd.                               7,544      79,284       0.0%
*   Indian Overseas Bank                                         2,002,490     781,113       0.0%
    Indo Count Industries, Ltd.                                    435,926     800,716       0.0%
    Indoco Remedies, Ltd.                                          261,571   1,063,053       0.0%
    Indraprastha Gas, Ltd.                                         235,051   5,754,489       0.1%
    INEOS Styrolution India, Ltd.                                   23,441     356,756       0.0%
    Ingersoll-Rand India, Ltd.                                      78,519     966,991       0.0%
*   Inox Leisure, Ltd.                                             373,692   1,414,928       0.0%
*   Inox Wind, Ltd.                                                123,201     280,815       0.0%
    Insecticides India, Ltd.                                        10,090     137,774       0.0%
*   Intellect Design Arena, Ltd.                                   331,903     720,431       0.0%
*   International Paper APPM, Ltd.                                  17,557      78,181       0.0%
    Ipca Laboratories, Ltd.                                        375,952   3,099,758       0.1%
    IRB Infrastructure Developers, Ltd.                          1,464,915   5,511,154       0.1%
    ITD Cementation India, Ltd.                                    327,885     917,623       0.0%
    J Kumar Infraprojects, Ltd.                                     54,443     222,922       0.0%
    Jagran Prakashan, Ltd.                                         811,954   2,226,153       0.0%
    Jai Corp., Ltd.                                                104,735     206,688       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    Jain Irrigation Systems, Ltd.                                 2,913,946 $ 4,628,939       0.1%
*   Jaiprakash Associates, Ltd.                                  10,389,053   2,970,909       0.1%
*   Jaiprakash Power Ventures, Ltd.                              10,465,020   1,276,055       0.0%
*   Jammu & Kashmir Bank, Ltd. (The)                              2,109,565   2,688,652       0.0%
    Jamna Auto Industries, Ltd.                                     700,060     713,841       0.0%
    Jayant Agro-Organics, Ltd.                                        7,380      49,450       0.0%
*   Jaypee Infratech, Ltd.                                        3,812,775     793,687       0.0%
    JB Chemicals & Pharmaceuticals, Ltd.                            212,153     940,950       0.0%
    JBF Industries, Ltd.                                            241,503     827,883       0.0%
*   Jet Airways India, Ltd.                                         153,849   1,392,424       0.0%
    Jindal Poly Films, Ltd.                                         130,599     811,113       0.0%
    Jindal Saw, Ltd.                                              1,136,957   2,190,426       0.0%
*   Jindal Stainless Hisar, Ltd.                                    229,250     818,644       0.0%
*   Jindal Stainless, Ltd.                                           80,388     147,745       0.0%
*   Jindal Steel & Power, Ltd.                                    3,202,653   8,086,247       0.1%
*   JITF Infralogistics, Ltd.                                        91,395      53,475       0.0%
    JK Cement, Ltd.                                                 180,313   2,769,874       0.1%
    JK Lakshmi Cement, Ltd.                                         291,833   1,943,174       0.0%
    JK Tyre & Industries, Ltd.                                      567,108   1,276,895       0.0%
    JM Financial, Ltd.                                            2,268,631   5,768,683       0.1%
    JMC Projects India, Ltd.                                          3,618      24,711       0.0%
    Johnson Controls-Hitachi Air Conditioning India, Ltd.            66,772   2,428,244       0.0%
    JSW Energy, Ltd.                                              3,100,743   4,075,416       0.1%
*   JSW Holdings, Ltd.                                               22,564     656,570       0.0%
    Jubilant Foodworks, Ltd.                                        296,186   7,466,151       0.1%
    Jubilant Life Sciences, Ltd.                                    505,015   4,997,788       0.1%
*   Just Dial, Ltd.                                                 283,534   2,024,700       0.0%
    Jyothy Laboratories, Ltd.                                       416,597   2,558,282       0.0%
    Kajaria Ceramics, Ltd.                                          595,639   6,260,744       0.1%
    Kalpataru Power Transmission, Ltd.                              419,830   2,429,388       0.0%
    Kalyani Steels, Ltd.                                             98,899     640,488       0.0%
    Kansai Nerolac Paints, Ltd.                                     474,998   3,792,428       0.1%
    Karnataka Bank, Ltd. (The)                                    1,457,310   3,667,448       0.1%
    Karur Vysya Bank, Ltd. (The)                                  2,359,560   4,621,986       0.1%
    Kaveri Seed Co., Ltd.                                           197,773   1,750,624       0.0%
*   KAYA, Ltd.                                                        6,469      93,862       0.0%
    KCP, Ltd.                                                       205,599     389,686       0.0%
    KEC International, Ltd.                                         766,919   3,463,093       0.1%
    KEI Industries, Ltd.                                            166,917     863,377       0.0%
*   Kesoram Industries, Ltd.                                         20,531      44,649       0.0%
    Kewal Kiran Clothing, Ltd.                                        1,598      45,168       0.0%
    Kirloskar Brothers, Ltd.                                         64,410     250,881       0.0%
    Kirloskar Oil Engines, Ltd.                                     257,475   1,415,487       0.0%
    Kitex Garments, Ltd.                                             99,803     358,025       0.0%
    KNR Constructions, Ltd.                                         104,420     402,817       0.0%
    Kolte-Patil Developers, Ltd.                                     31,126     121,616       0.0%
    KPIT Technologies, Ltd.                                       1,237,641   2,805,259       0.1%
    KPR Mill, Ltd.                                                   75,118     939,631       0.0%
    KRBL, Ltd.                                                      532,344   5,323,639       0.1%
    KSB Pumps, Ltd.                                                  54,711     714,600       0.0%
    Kwality, Ltd.                                                   227,403     353,409       0.0%
    L&T Finance Holdings, Ltd.                                    3,759,476  11,709,043       0.2%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
INDIA -- (Continued)
    LA Opala RG, Ltd.                                               49,284 $  403,965       0.0%
    Lakshmi Machine Works, Ltd.                                     26,279  2,380,290       0.0%
    Lakshmi Vilas Bank, Ltd. (The)                                 471,473  1,096,566       0.0%
*   Lanco Infratech, Ltd.                                        3,714,790     60,341       0.0%
    LG Balakrishnan & Bros, Ltd.                                     2,067     30,010       0.0%
    Linde India, Ltd.                                               47,573    320,419       0.0%
    LT Foods, Ltd.                                                 108,856    114,756       0.0%
    LUX Industries, Ltd.                                             1,355     24,614       0.0%
    Magma Fincorp, Ltd.                                             79,915    218,038       0.0%
    Maharashtra Seamless, Ltd.                                     210,955  1,640,166       0.0%
    Mahindra & Mahindra Financial Services, Ltd.                 1,488,242  9,955,815       0.2%
*   Mahindra CIE Automotive, Ltd.                                  262,542  1,017,227       0.0%
    Mahindra Holidays & Resorts India, Ltd.                        308,009  1,788,882       0.0%
    Mahindra Lifespace Developers, Ltd.                            141,047    966,050       0.0%
    Majesco, Ltd.                                                   47,137    392,568       0.0%
    Man Infraconstruction, Ltd.                                    284,866    280,361       0.0%
    Manappuram Finance, Ltd.                                     2,963,768  4,630,368       0.1%
    Marksans Pharma, Ltd.                                          747,546    517,101       0.0%
    Max Financial Services, Ltd.                                   296,712  2,679,409       0.0%
*   MAX India, Ltd.                                                960,513  2,011,663       0.0%
*   Max Ventures & Industries, Ltd.                                 13,682     17,749       0.0%
    Mayur Uniquoters, Ltd.                                          54,653    381,457       0.0%
    McLeod Russel India, Ltd.                                      439,710  1,122,306       0.0%
    Meghmani Organics, Ltd.                                        325,319    592,420       0.0%
    MEP Infrastructure Developers, Ltd.                             62,778     96,008       0.0%
    Mercator, Ltd.                                                  36,664     25,796       0.0%
    Merck, Ltd.                                                     46,217    794,391       0.0%
    Minda Corp., Ltd.                                              146,730    323,752       0.0%
    Minda Industries, Ltd.                                          65,080    822,085       0.0%
    MindTree, Ltd.                                                 788,598  5,848,888       0.1%
    Mirza International, Ltd.                                      122,114    302,012       0.0%
    MOIL, Ltd.                                                     198,114    807,967       0.0%
    Monsanto India, Ltd.                                            47,843  1,832,523       0.0%
    Motilal Oswal Financial Services, Ltd.                         106,737  2,262,751       0.0%
    Mphasis, Ltd.                                                  542,486  5,779,128       0.1%
*   MPS, Ltd.                                                       36,728    332,046       0.0%
    MRF, Ltd.                                                        6,866  7,055,711       0.1%
    Munjal Showa, Ltd.                                              16,432     69,188       0.0%
    Muthoot Finance, Ltd.                                          659,998  5,029,535       0.1%
*   Nagarjuna Fertilizers & Chemicals, Ltd.                        568,337    158,743       0.0%
*   Narayana Hrudayalaya, Ltd.                                      23,135    109,729       0.0%
    Natco Pharma, Ltd.                                             538,216  8,090,623       0.1%
    National Aluminium Co., Ltd.                                 3,342,747  4,929,957       0.1%
    Nava Bharat Ventures, Ltd.                                     181,310    394,487       0.0%
    Navin Fluorine International, Ltd.                              59,525    684,001       0.0%
*   Navkar Corp., Ltd.                                              38,490    114,430       0.0%
    Navneet Education, Ltd.                                        717,172  1,846,439       0.0%
    NCC, Ltd.                                                    3,509,710  5,924,989       0.1%
    Nectar Lifesciences, Ltd.                                      229,932     98,954       0.0%
    NESCO, Ltd.                                                    201,270  1,590,971       0.0%
*   Network 18 Media & Investments, Ltd.                           315,927    251,015       0.0%
*   Neuland Laboratories, Ltd.                                      11,961    204,018       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
INDIA -- (Continued)
    NIIT Technologies, Ltd.                                        306,008 $3,192,257       0.1%
*   NIIT, Ltd.                                                     554,088    897,290       0.0%
    Nilkamal, Ltd.                                                  48,066  1,194,358       0.0%
    NOCIL, Ltd.                                                    398,997  1,132,188       0.0%
    NRB Bearings, Ltd.                                              35,707     76,849       0.0%
    Nucleus Software Exports, Ltd.                                  12,493     67,241       0.0%
    Oberoi Realty, Ltd.                                            638,579  4,680,617       0.1%
    OCL India, Ltd.                                                 73,065  1,624,714       0.0%
    Omaxe, Ltd.                                                    332,416  1,050,812       0.0%
    OnMobile Global, Ltd.                                          209,843    193,185       0.0%
    Orient Cement, Ltd.                                            404,198  1,051,187       0.0%
    Orient Paper & Industries, Ltd.                                204,601    355,950       0.0%
    Orient Refractories, Ltd.                                       74,357    183,234       0.0%
*   Oriental Bank of Commerce                                      588,747  1,281,361       0.0%
    Oriental Carbon & Chemicals, Ltd.                                4,939    100,785       0.0%
    Orissa Minerals Development Co., Ltd.                                1         29       0.0%
    Page Industries, Ltd.                                           32,419  9,914,776       0.1%
*   Parsvnath Developers, Ltd.                                       9,193      3,246       0.0%
    PC Jeweller, Ltd.                                              836,526  4,521,238       0.1%
    Persistent Systems, Ltd.                                       271,838  2,750,231       0.1%
    Pfizer, Ltd.                                                    91,208  2,431,084       0.0%
    Phillips Carbon Black, Ltd.                                     46,739    667,110       0.0%
    Phoenix Mills, Ltd. (The)                                      336,812  2,751,985       0.1%
    PI Industries, Ltd.                                            437,024  5,538,772       0.1%
*   Polaris Consulting & Services, Ltd.                             49,344    215,841       0.0%
    Poly Medicure, Ltd.                                             31,046    128,561       0.0%
    Prabhat Dairy, Ltd.                                             29,120     63,959       0.0%
    Praj Industries, Ltd.                                          595,587    726,920       0.0%
    Prestige Estates Projects, Ltd.                                645,348  3,059,405       0.1%
*   Prism Cement, Ltd.                                             586,967  1,078,808       0.0%
    Procter & Gamble Hygiene & Health Care, Ltd.                       192     25,716       0.0%
    PTC India Financial Services, Ltd.                           1,650,202  1,037,811       0.0%
    PTC India, Ltd.                                              1,758,724  3,341,147       0.1%
    Puravankara, Ltd.                                              389,976    582,743       0.0%
    PVR, Ltd.                                                      174,195  3,739,490       0.1%
    Radico Khaitan, Ltd.                                           378,681  1,281,686       0.0%
    Rain Industries, Ltd.                                          648,863  2,709,443       0.1%
    Rajesh Exports, Ltd.                                           348,160  4,204,926       0.1%
    Rallis India, Ltd.                                             493,675  1,868,480       0.0%
    Ramco Cements, Ltd. (The)                                      485,411  5,385,697       0.1%
    Ramco Industries, Ltd.                                         124,583    576,931       0.0%
*   Ramco Systems, Ltd.                                             28,350    184,509       0.0%
    Ramkrishna Forgings, Ltd.                                       32,708    386,786       0.0%
    Rane Holdings, Ltd.                                                617     17,638       0.0%
    Rashtriya Chemicals & Fertilizers, Ltd.                        274,978    383,542       0.0%
    Ratnamani Metals & Tubes, Ltd.                                  52,763    721,644       0.0%
*   RattanIndia Power, Ltd.                                      3,417,228    298,141       0.0%
    Raymond, Ltd.                                                  247,409  3,408,836       0.1%
    Redington India, Ltd.                                        1,708,321  4,149,181       0.1%
    Relaxo Footwears, Ltd.                                         115,311    979,330       0.0%
    Reliance Capital, Ltd.                                         983,665  8,752,594       0.1%
*   Reliance Communications, Ltd.                                4,294,802  1,137,774       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
INDIA -- (Continued)
*   Reliance Home Finance, Ltd.                                    983,665 $1,309,857       0.0%
    Reliance Infrastructure, Ltd.                                  994,174  7,719,160       0.1%
*   Reliance Naval and Engineering, Ltd.                           855,404    716,105       0.0%
*   Reliance Power, Ltd.                                         5,374,443  3,383,324       0.1%
    Repco Home Finance, Ltd.                                       144,384  1,382,616       0.0%
    Rico Auto Industries, Ltd.                                      75,948    116,215       0.0%
*   Rolta India, Ltd.                                              356,162    310,419       0.0%
*   Ruchi Soya Industries, Ltd.                                    287,810    107,059       0.0%
    Sadbhav Engineering, Ltd.                                      404,154  1,975,930       0.0%
    Sagar Cements, Ltd.                                              2,601     34,534       0.0%
    Sangam India, Ltd.                                              15,684     46,875       0.0%
*   Sanghi Industries, Ltd.                                        101,378    210,016       0.0%
    Sanghvi Movers, Ltd.                                            38,342    100,780       0.0%
    Sanofi India, Ltd.                                              39,252  2,525,424       0.0%
    Schaeffler India, Ltd.                                          36,354  2,870,067       0.1%
*   Sequent Scientific, Ltd.                                         6,980     11,876       0.0%
    SH Kelkar & Co., Ltd.                                           71,430    298,225       0.0%
    Sharda Cropchem, Ltd.                                           72,068    490,479       0.0%
    Sharda Motor Industries, Ltd.                                      686     26,650       0.0%
    Shemaroo Entertainment, Ltd.                                    16,694    103,917       0.0%
    Shilpa Medicare, Ltd.                                           79,328    828,632       0.0%
*   Shipping Corp. of India, Ltd.                                  975,179  1,390,009       0.0%
    Shoppers Stop, Ltd.                                             61,138    500,586       0.0%
    Shriram City Union Finance, Ltd.                                30,592  1,089,218       0.0%
*   Shriram EPC Ltd.                                                 8,140      2,498       0.0%
    Shriram Transport Finance Co., Ltd.                             90,738  1,641,927       0.0%
*   Sical Logistics, Ltd.                                           45,604    160,846       0.0%
    Simplex Infrastructures, Ltd.                                  101,949    835,861       0.0%
    Sintex Industries, Ltd.                                      3,697,541  1,524,291       0.0%
*   Sintex Plastics Technology, Ltd.                             3,697,541  5,309,012       0.1%
*   SITI Networks, Ltd.                                          1,597,465    621,364       0.0%
    Siyaram Silk Mills, Ltd.                                         8,445     77,419       0.0%
    SJVN, Ltd.                                                   3,015,613  1,658,179       0.0%
    SKF India, Ltd.                                                130,203  3,299,045       0.1%
    Skipper, Ltd.                                                   77,312    298,191       0.0%
    SML ISUZU, Ltd.                                                 42,899    704,513       0.0%
    Sobha, Ltd.                                                    377,552  2,974,027       0.1%
    Solar Industries India, Ltd.                                   140,252  2,222,373       0.0%
    Somany Ceramics, Ltd.                                           25,684    338,240       0.0%
    Sonata Software, Ltd.                                          341,739    947,743       0.0%
    South Indian Bank, Ltd. (The)                                6,588,178  3,123,661       0.1%
    SREI Infrastructure Finance, Ltd.                            1,205,273  2,145,426       0.0%
    SRF, Ltd.                                                      130,770  3,410,808       0.1%
    Srikalahasthi Pipes, Ltd.                                       19,564    109,462       0.0%
*   Star Cement, Ltd.                                              183,269    332,427       0.0%
    State Bank of India                                            640,412  3,031,945       0.1%
*   Steel Authority of India, Ltd.                               1,324,841  1,590,651       0.0%
    Sterlite Technologies, Ltd.                                  1,319,184  5,849,306       0.1%
    Strides Shasun, Ltd.                                           353,724  4,510,142       0.1%
    Subros, Ltd.                                                    47,766    202,046       0.0%
    Sudarshan Chemical Industries, Ltd.                             93,823    578,025       0.0%
    Sun TV Network, Ltd.                                           549,097  7,267,596       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
INDIA -- (Continued)
    Sundaram Finance, Ltd.                                           56,821 $1,528,102       0.0%
    Sundaram-Clayton, Ltd.                                            4,500    413,474       0.0%
    Sundram Fasteners, Ltd.                                         492,338  3,927,026       0.1%
    Sunteck Realty, Ltd.                                             55,088    298,823       0.0%
    Suprajit Engineering, Ltd.                                      155,381    653,660       0.0%
    Supreme Industries, Ltd.                                        309,088  5,356,088       0.1%
    Supreme Petrochem, Ltd.                                         149,810    841,913       0.0%
    Sutlej Textiles and Industries, Ltd.                             25,450     37,884       0.0%
    Suven Life Sciences, Ltd.                                       139,202    462,930       0.0%
*   Suzlon Energy, Ltd.                                          15,310,443  4,013,135       0.1%
    Swaraj Engines, Ltd.                                             19,707    632,333       0.0%
    Symphony, Ltd.                                                   54,894  1,230,307       0.0%
*   Syndicate Bank                                                1,354,916  1,719,504       0.0%
    Syngene International, Ltd.                                      85,483    667,156       0.0%
    TAKE Solutions, Ltd.                                            380,390  1,016,807       0.0%
    Tamil Nadu Newsprint & Papers, Ltd.                             173,348    976,193       0.0%
    Tata Chemicals, Ltd.                                            600,945  6,802,575       0.1%
    Tata Communications, Ltd.                                       205,042  2,174,566       0.0%
    Tata Elxsi, Ltd.                                                136,304  1,767,507       0.0%
    Tata Global Beverages, Ltd.                                   2,778,424  9,774,959       0.1%
    Tata Metaliks, Ltd.                                              20,835    260,329       0.0%
    Tata Power Co., Ltd. (The)                                    1,742,793  2,293,232       0.0%
    Tata Sponge Iron, Ltd.                                           33,375    485,048       0.0%
*   Tata Teleservices Maharashtra, Ltd.                           4,869,964    621,139       0.0%
    TCI Express, Ltd.                                               123,000  1,079,114       0.0%
*   Techno Electric & Engineering Co., Ltd.                         261,424  1,454,707       0.0%
    Texmaco Rail & Engineering, Ltd.                                364,781    653,063       0.0%
    Thermax, Ltd.                                                   273,412  4,183,758       0.1%
    Thirumalai Chemicals, Ltd.                                       21,498    623,319       0.0%
    Thomas Cook India, Ltd.                                         134,239    494,462       0.0%
    Thyrocare Technologies, Ltd.                                      7,141     76,102       0.0%
    TI Financial Holdings, Ltd.                                     522,196  4,749,186       0.1%
    Tide Water Oil Co India, Ltd.                                     4,834    479,483       0.0%
    Time Technoplast, Ltd.                                          605,588  1,747,744       0.0%
    Timken India, Ltd.                                              179,694  2,148,980       0.0%
    Tinplate Co. of India, Ltd. (The)                               180,651    747,775       0.0%
    Titagarh Wagons, Ltd.                                           311,857    693,881       0.0%
    Torrent Pharmaceuticals, Ltd.                                    21,081    412,780       0.0%
    Torrent Power, Ltd.                                           1,102,960  4,620,196       0.1%
    Transport Corp. of India, Ltd.                                  252,375  1,094,679       0.0%
    Trent, Ltd.                                                     449,150  2,050,771       0.0%
    Trident, Ltd.                                                   411,476    653,757       0.0%
    Triveni Engineering & Industries, Ltd.                          351,932    515,508       0.0%
    Triveni Turbine, Ltd.                                           402,323    809,604       0.0%
    TTK Prestige, Ltd.                                               28,601  2,886,112       0.1%
*   Tube Investments of India, Ltd.                                 522,196  1,960,717       0.0%
    TV Today Network, Ltd.                                           41,367    227,592       0.0%
*   TV18 Broadcast, Ltd.                                          4,354,184  2,928,903       0.1%
    TVS Motor Co., Ltd.                                             891,791  9,989,025       0.2%
    TVS Srichakra, Ltd.                                               6,047    299,554       0.0%
*   UCO Bank                                                      1,375,491    686,345       0.0%
    Uflex, Ltd.                                                     232,965  1,642,217       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ----------- -------------- ---------------
INDIA -- (Continued)
    UFO Moviez India, Ltd.                                            16,515 $      109,967       0.0%
    Unichem Laboratories, Ltd.                                       348,803      1,657,817       0.0%
*   Union Bank of India                                            1,291,040      3,528,182       0.1%
*   Unitech, Ltd.                                                 11,739,538      1,216,983       0.0%
    United Breweries, Ltd.                                            61,577        975,981       0.0%
    UPL, Ltd.                                                        206,926      2,555,984       0.0%
    V-Guard Industries, Ltd.                                       1,280,752      4,240,129       0.1%
    V-Mart Retail, Ltd.                                               27,142        603,845       0.0%
    VA Tech Wabag, Ltd.                                              263,438      2,387,188       0.0%
*   Vaibhav Global, Ltd.                                               5,508         55,145       0.0%
    Vakrangee, Ltd.                                                   21,843        189,587       0.0%
    Vardhman Textiles, Ltd.                                          150,093      2,985,732       0.1%
    Venky's India, Ltd.                                               20,306        740,000       0.0%
    Vesuvius India, Ltd.                                               3,968         81,734       0.0%
*   Videocon Industries, Ltd.                                        132,633         32,791       0.0%
    Vijaya Bank                                                    1,781,109      1,819,683       0.0%
    Vinati Organics, Ltd.                                             51,932        818,390       0.0%
    VIP Industries, Ltd.                                             485,253      2,162,374       0.0%
    Voltas, Ltd.                                                     905,833      7,943,466       0.1%
    VRL Logistics, Ltd.                                              118,183        655,213       0.0%
    VST Industries, Ltd.                                              28,795      1,405,906       0.0%
    VST Tillers Tractors, Ltd.                                         7,378        251,498       0.0%
    WABCO India, Ltd.                                                 27,357      2,660,181       0.0%
    Welspun Corp., Ltd.                                              775,975      1,763,510       0.0%
    Welspun Enterprises, Ltd.                                        411,154      1,035,280       0.0%
    Welspun India, Ltd.                                            2,373,128      2,457,035       0.0%
    West Coast Paper Mills, Ltd.                                      97,769        282,042       0.0%
    Wheels India, Ltd.                                                 1,361         34,685       0.0%
    Whirlpool of India, Ltd.                                          79,761      1,689,146       0.0%
    Wockhardt, Ltd.                                                  192,217      1,922,370       0.0%
    Wonderla Holidays, Ltd.                                           46,714        265,136       0.0%
    Zee Learn, Ltd.                                                  245,670        171,304       0.0%
*   Zee Media Corp., Ltd.                                            530,256        350,098       0.0%
    Zensar Technologies, Ltd.                                        115,503      1,404,215       0.0%
    Zuari Agro Chemicals, Ltd.                                        16,783        165,397       0.0%
    Zydus Wellness, Ltd.                                              96,737      1,361,811       0.0%
                                                                             --------------      ----
TOTAL INDIA                                                                   1,054,972,636      14.6%
                                                                             --------------      ----
INDONESIA -- (2.9%)
    Ace Hardware Indonesia Tbk PT                                 55,652,000      5,150,073       0.1%
    Acset Indonusa Tbk PT                                             65,000         14,130       0.0%
    Adhi Karya Persero Tbk PT                                     17,008,388      2,745,913       0.1%
    Agung Podomoro Land Tbk PT                                    57,277,600      1,106,655       0.0%
    AKR Corporindo Tbk PT                                         13,583,300      7,463,164       0.1%
    Alam Sutera Realty Tbk PT                                    108,470,200      3,250,021       0.1%
*   Aneka Tambang Persero Tbk PT                                  82,396,491      3,918,705       0.1%
    Arwana Citramulia Tbk PT                                      29,196,500        826,408       0.0%
    Asahimas Flat Glass Tbk PT                                       978,600        483,637       0.0%
    Astra Agro Lestari Tbk PT                                      1,713,500      1,841,603       0.0%
    Astra Graphia Tbk PT                                           2,211,000        216,661       0.0%
*   Asuransi Kresna Mitra Tbk PT                                   2,927,500        188,871       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ----------- ---------- ---------------
INDONESIA -- (Continued)
*   Bakrie and Brothers Tbk PT                                   163,975,700 $  145,084       0.0%
*   Bakrie Telecom Tbk PT                                         74,325,398     27,401       0.0%
*   Bank Artha Graha Internasional Tbk PT                          6,018,100     38,605       0.0%
    Bank Bukopin Tbk                                              38,948,266  1,594,379       0.0%
    Bank Maybank Indonesia Tbk PT                                  4,652,500    104,320       0.0%
*   Bank Pan Indonesia Tbk PT                                     26,428,400  2,124,684       0.0%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT          23,139,000  4,180,245       0.1%
    Bank Pembangunan Daerah Jawa Timur Tbk PT                     30,906,500  1,584,024       0.0%
*   Bank Permata Tbk PT                                           29,413,102  1,409,291       0.0%
    Bank Tabungan Negara Persero Tbk PT                           36,798,549  7,488,455       0.1%
    Bank Tabungan Pensiunan Nasional Tbk PT                          149,700     28,141       0.0%
*   Barito Pacific Tbk PT                                         36,468,600  5,432,870       0.1%
    Bekasi Fajar Industrial Estate Tbk PT                         44,790,100    938,842       0.0%
*   Benakat Integra Tbk PT                                       133,672,100    828,882       0.0%
    BISI International Tbk PT                                     16,025,900  1,937,876       0.0%
    Blue Bird Tbk PT                                               1,951,000    655,899       0.0%
*   Bumi Resources Tbk PT                                         70,558,100  1,352,372       0.0%
*   Bumi Teknokultura Unggul Tbk PT                               46,336,800    580,846       0.0%
    Catur Sentosa Adiprana Tbk PT                                  2,986,100    103,463       0.0%
    Ciputra Development Tbk PT                                   111,394,920  9,939,746       0.2%
*   Citra Marga Nusaphala Persada Tbk PT                          18,383,302  1,834,742       0.0%
*   Clipan Finance Indonesia Tbk PT                                1,482,000     33,890       0.0%
*   Delta Dunia Makmur Tbk PT                                     35,879,700  2,394,453       0.0%
    Dharma Satya Nusantara Tbk PT                                  2,071,600     73,376       0.0%
*   Eagle High Plantations Tbk PT                                 99,919,400  1,798,097       0.0%
    Elnusa Tbk PT                                                 36,088,800    820,607       0.0%
    Erajaya Swasembada Tbk PT                                     10,697,000    623,026       0.0%
*   Eureka Prima Jakarta Tbk PT                                   15,407,200    112,460       0.0%
*   Ever Shine Textile Tbk PT                                      3,654,640     24,829       0.0%
    Fajar Surya Wisesa Tbk PT                                        808,400    312,937       0.0%
    Gajah Tunggal Tbk PT                                          15,353,800    787,210       0.0%
*   Garuda Indonesia Persero Tbk PT                               37,455,149  1,010,015       0.0%
    Global Mediacom Tbk PT                                        65,946,100  2,844,265       0.1%
*   Hanson International Tbk PT                                  348,236,300  3,030,925       0.1%
*   Harum Energy Tbk PT                                            8,137,100  1,410,427       0.0%
    Hexindo Adiperkasa Tbk PT                                        508,500    130,081       0.0%
*   Holcim Indonesia Tbk PT                                        6,836,200    416,085       0.0%
    Impack Pratama Industri Tbk PT                                   169,800     12,461       0.0%
    Indah Kiat Pulp & Paper Corp. Tbk PT                          22,194,700  8,633,142       0.1%
*   Indika Energy Tbk PT                                          12,820,200  2,127,394       0.0%
    Indo Tambangraya Megah Tbk PT                                  3,117,200  5,102,970       0.1%
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT                  17,885,900    649,003       0.0%
    Inovisi Infracom Tbk PT                                        1,806,467      1,066       0.0%
    Intiland Development Tbk PT                                   66,698,432  1,909,142       0.0%
    Japfa Comfeed Indonesia Tbk PT                                41,880,500  4,247,308       0.1%
    Jaya Real Property Tbk PT                                     11,756,400    784,427       0.0%
    Kawasan Industri Jababeka Tbk PT                             159,580,257  3,576,969       0.1%
    KMI Wire & Cable Tbk PT                                       15,774,100    511,797       0.0%
*   Krakatau Steel Persero Tbk PT                                 34,569,002  1,254,062       0.0%
*   Kresna Graha Investama Tbk PT                                 77,645,800  3,492,813       0.1%
    Link Net Tbk PT                                                6,020,100  2,213,797       0.0%
*   Lippo Cikarang Tbk PT                                          4,090,500  1,147,652       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ----------- ---------- ---------------
INDONESIA -- (Continued)
    Lippo Karawaci Tbk PT                                        124,895,000 $6,355,249       0.1%
    Malindo Feedmill Tbk PT                                        7,226,400    468,995       0.0%
    Matahari Department Store Tbk PT                                 200,300    126,962       0.0%
*   Matahari Putra Prima Tbk PT                                   10,215,728    436,908       0.0%
*   Medco Energi Internasional Tbk PT                             45,851,600  2,673,850       0.1%
    Media Nusantara Citra Tbk PT                                  26,710,000  3,071,682       0.1%
*   Mega Manunggal Property Tbk PT                                 1,096,800     47,371       0.0%
    Metropolitan Kentjana Tbk PT                                       6,800     17,817       0.0%
    Mitra Adiperkasa Tbk PT                                        6,850,800  3,308,516       0.1%
    Mitra Pinasthika Mustika Tbk PT                                5,464,400    437,004       0.0%
*   MNC Investama Tbk PT                                         190,385,200  1,375,387       0.0%
*   MNC Land Tbk PT                                                1,031,700     93,551       0.0%
*   MNC Sky Vision Tbk PT                                          1,540,200    109,565       0.0%
    Modernland Realty Tbk PT                                      86,007,200  2,094,114       0.0%
    Multipolar Tbk PT                                             62,638,500    790,135       0.0%
*   Multistrada Arah Sarana Tbk PT                                 6,288,800    100,431       0.0%
    Nippon Indosari Corpindo Tbk PT                               19,200,489  1,797,398       0.0%
*   Nirvana Development Tbk PT                                    16,367,300     71,354       0.0%
*   Nusantara Infrastructure Tbk PT                              115,232,300  1,613,166       0.0%
    Pabrik Kertas Tjiwi Kimia Tbk PT                               1,618,500    346,116       0.0%
*   Pacific Strategic Financial Tbk PT                             5,979,900    201,929       0.0%
    Pakuwon Jati Tbk PT                                           19,517,800    906,399       0.0%
    Pan Brothers Tbk PT                                           29,223,900  1,047,169       0.0%
*   Panin Financial Tbk PT                                       148,697,800  2,588,653       0.1%
    Panin Sekuritas Tbk PT                                            31,500      4,765       0.0%
*   Paninvest Tbk PT                                               8,124,500    502,804       0.0%
    Pembangunan Perumahan Persero Tbk PT                          27,178,614  5,713,517       0.1%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT         30,724,100  3,420,844       0.1%
    PP Properti Tbk PT                                            61,190,000    947,703       0.0%
    Ramayana Lestari Sentosa Tbk PT                               31,831,800  2,148,113       0.0%
    Resource Alam Indonesia Tbk PT                                 2,456,000     64,465       0.0%
    Salim Ivomas Pratama Tbk PT                                   34,236,200  1,312,561       0.0%
    Samindo Resources Tbk PT                                         532,850     26,122       0.0%
    Sampoerna Agro PT                                              6,143,100  1,128,232       0.0%
    Sawit Sumbermas Sarana Tbk PT                                 22,750,900  2,507,839       0.1%
*   Sekawan Intipratama Tbk PT                                     9,367,900     19,340       0.0%
    Selamat Sempurna Tbk PT                                       22,056,800  2,097,115       0.0%
    Semen Baturaja Persero Tbk PT                                 22,611,300  4,651,440       0.1%
*   Sentul City Tbk PT                                           206,545,200  2,177,009       0.0%
*   Siloam International Hospitals Tbk PT                          3,764,250  2,706,546       0.1%
    Sinar Mas Agro Resources & Technology Tbk PT                   1,037,460    294,589       0.0%
    Sri Rejeki Isman Tbk PT                                       84,092,531  2,257,276       0.0%
    Steel Pipe Industry of Indonesia PT                            5,809,800     71,109       0.0%
*   Sugih Energy Tbk PT                                          162,320,200    598,415       0.0%
    Sumber Alfaria Trijaya Tbk PT                                    293,400     15,041       0.0%
    Summarecon Agung Tbk PT                                       69,108,764  5,275,077       0.1%
    Surya Semesta Internusa Tbk PT                                30,910,500  1,344,927       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT                     5,334,000  4,514,153       0.1%
    Tempo Scan Pacific Tbk PT                                      1,314,400    179,284       0.0%
*   Tiga Pilar Sejahtera Food Tbk                                 19,238,200  1,382,669       0.0%
    Timah Persero Tbk PT                                          31,458,214  1,901,978       0.0%
    Tiphone Mobile Indonesia Tbk PT                               18,845,000  1,549,379       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
INDONESIA -- (Continued)
    Total Bangun Persada Tbk PT                                  14,076,800 $    747,346       0.0%
    Tower Bersama Infrastructure Tbk PT                           4,648,900    2,336,075       0.0%
*   Trada Maritime Tbk PT                                        49,301,800      596,609       0.0%
    Trias Sentosa Tbk PT                                         33,492,700      987,336       0.0%
*   Truba Alam Manunggal Engineering PT                          21,316,500       15,717       0.0%
    Tunas Baru Lampung Tbk PT                                    19,988,200    2,055,845       0.0%
    Tunas Ridean Tbk PT                                          12,252,300    1,038,802       0.0%
    Ultrajaya Milk Industry & Trading Co. Tbk PT                 14,629,600    1,408,707       0.0%
    Unggul Indah Cahaya Tbk PT                                       48,239       13,504       0.0%
*   Vale Indonesia Tbk PT                                        17,738,100    3,847,062       0.1%
*   Visi Media Asia Tbk PT                                       57,624,900    1,198,275       0.0%
    Waskita Karya Persero Tbk PT                                 13,203,500    2,064,011       0.0%
    Wijaya Karya Beton Tbk PT                                    20,302,800      981,087       0.0%
    Wijaya Karya Persero Tbk PT                                  27,871,707    4,048,984       0.1%
                                                                            ------------       ---
TOTAL INDONESIA                                                              221,254,087       3.1%
                                                                            ------------       ---
MALAYSIA -- (3.4%)
#   7-Eleven Malaysia Holdings Bhd Class B                        2,509,800      924,677       0.0%
#   Aeon Co. M Bhd                                                4,025,600    1,968,817       0.0%
#   Aeon Credit Service M Bhd                                       614,400    2,017,320       0.0%
    Affin Holdings Bhd                                            1,551,020      937,795       0.0%
#*  AirAsia X Bhd                                                17,602,300    1,559,759       0.0%
    Ajinomoto Malaysia Bhd                                           97,100      455,894       0.0%
    Alliance Bank Malaysia Bhd                                    2,686,500    2,341,219       0.1%
    Allianz Malaysia Bhd                                            114,000      378,444       0.0%
    Amway Malaysia Holdings Bhd                                     294,300      498,512       0.0%
#   Ann Joo Resources Bhd                                           787,050      697,179       0.0%
    APM Automotive Holdings Bhd                                     256,900      221,539       0.0%
*   Barakah Offshore Petroleum Bhd                                1,762,900      179,095       0.0%
    Benalec Holdings Bhd                                          3,667,000      372,425       0.0%
*   Berjaya Assets BHD                                              969,800      245,320       0.0%
#*  Berjaya Corp. Bhd                                            23,607,127    1,867,882       0.0%
    Berjaya Food Bhd                                                296,000      104,201       0.0%
*   Berjaya Land Bhd                                              3,734,000      335,077       0.0%
    Berjaya Sports Toto Bhd                                       4,136,667    2,354,779       0.1%
#   Bermaz Auto Bhd                                               4,527,300    2,181,161       0.1%
    BIMB Holdings Bhd                                             1,436,308    1,489,578       0.0%
    Bintulu Port Holdings Bhd                                        25,900       36,854       0.0%
    Bonia Corp. Bhd                                               1,427,000      222,429       0.0%
#*  Borneo Oil Bhd                                                6,671,999      149,578       0.0%
    Boustead Holdings Bhd                                         2,564,228    1,828,738       0.0%
#   Boustead Plantations Bhd                                      1,816,100      690,674       0.0%
#*  Bumi Armada Bhd                                              15,913,100    2,746,770       0.1%
#   Bursa Malaysia Bhd                                            3,579,000    8,444,124       0.1%
    CAB Cakaran Corp. Bhd                                           896,800      213,889       0.0%
#   Cahya Mata Sarawak Bhd                                        3,362,500    2,938,265       0.1%
    Can-One Bhd                                                     435,800      293,403       0.0%
    Carlsberg Brewery Malaysia Bhd Class B                        1,166,100    4,391,608       0.1%
    Carotech Bhd                                                    230,650          218       0.0%
    CB Industrial Product Holding Bhd                             2,906,740    1,325,833       0.0%
    Century Logistics Holdings Bhd Class B                          940,600      260,020       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
MALAYSIA -- (Continued)
    Chin Teck Plantations Bhd                                        33,000 $   61,538       0.0%
    Coastal Contracts Bhd                                         1,981,866    594,714       0.0%
#   CSC Steel Holdings Bhd                                          830,200    339,287       0.0%
    Cypark Resources Bhd                                          1,059,700    662,554       0.0%
    D&O Green Technologies Bhd                                    2,799,200    433,478       0.0%
#   Dagang NeXchange Bhd                                          4,170,500    477,881       0.0%
    Daibochi Plastic & Packaging Industry Bhd                       133,056     71,029       0.0%
#   Datasonic Group Bhd                                           3,464,100  1,006,406       0.0%
*   Daya Materials Bhd                                            8,058,600    152,136       0.0%
*   Dayang Enterprise Holdings Bhd                                2,370,596    484,590       0.0%
#*  Destinii Bhd                                                  2,853,000    326,867       0.0%
    DKSH Holdings Malaysia Bhd                                      119,000    131,468       0.0%
#   DRB-Hicom Bhd                                                 7,108,500  2,855,552       0.1%
    Dutch Lady Milk Industries Bhd                                  135,500  1,922,546       0.0%
#   Eastern & Oriental Bhd                                        6,271,147  2,282,503       0.1%
*   Eco World Development Group Bhd                               6,659,400  2,439,640       0.1%
#   Econpile Holldings Bhd                                        1,889,900  1,388,245       0.0%
#   Ekovest Bhd                                                   5,360,550  1,468,817       0.0%
#   Evergreen Fibreboard Bhd                                      3,947,350    717,916       0.0%
    FAR East Holdings Bhd                                            61,500    132,458       0.0%
#   Felda Global Ventures Holdings Bhd                            8,890,400  4,009,855       0.1%
*   Gabungan AQRS Bhd                                             1,136,500    525,969       0.0%
#   Gadang Holdings Bhd                                           2,105,100    626,817       0.0%
#   Gas Malaysia Bhd                                              1,145,700    749,664       0.0%
#   George Kent Malaysia BHD                                      2,373,600  1,817,320       0.0%
#   Globetronics Technology Bhd                                   1,817,860  2,831,637       0.1%
    Glomac Bhd                                                    2,854,800    441,767       0.0%
    Goldis Bhd                                                      604,277    397,520       0.0%
    GuocoLand Malaysia Bhd                                        1,578,400    436,406       0.0%
#   Hai-O Enterprise Bhd                                          1,100,420  1,416,461       0.0%
    HAP Seng Consolidated Bhd                                     1,808,340  3,965,459       0.1%
    Hap Seng Plantations Holdings Bhd                             1,287,600    812,136       0.0%
#   Heineken Malaysia Bhd                                           920,000  4,125,528       0.1%
*   Hengyuan Refining Co. Bhd                                       479,500    959,719       0.0%
#   HeveaBoard Bhd                                                2,697,200  1,063,899       0.0%
    Hiap Teck Venture Bhd                                         4,749,700    476,847       0.0%
*   Hibiscus Petroleum Bhd                                        5,455,000    917,202       0.0%
    Hock Seng LEE BHD                                             1,465,608    533,215       0.0%
    Hong Leong Industries Bhd                                       707,800  1,605,924       0.0%
    Hovid Bhd                                                     3,670,800    316,474       0.0%
    Hua Yang Bhd                                                  1,953,866    359,957       0.0%
    Hume Industries Bhd                                             281,872    166,530       0.0%
    Hup Seng Industries Bhd                                       1,433,633    389,452       0.0%
    I-Bhd                                                         2,260,900    309,801       0.0%
    IFCA MSC Bhd                                                    203,100     18,952       0.0%
    IJM Plantations Bhd                                           1,600,100  1,084,607       0.0%
#   Inari Amertron Bhd                                            8,884,130  5,895,384       0.1%
    Inch Kenneth Kajang Rubber P.L.C.                             1,045,300    169,185       0.0%
    Insas Bhd                                                     5,050,281  1,174,813       0.0%
*   Iris Corp. Bhd                                               11,177,700    435,728       0.0%
#*  Iskandar Waterfront City Bhd                                  3,063,100  1,012,954       0.0%
#*  JAKS Resources Bhd                                            2,581,000    902,615       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
MALAYSIA -- (Continued)
#   Jaya Tiasa Holdings Bhd                                       2,856,827 $  789,629       0.0%
#   JCY International Bhd                                         3,967,600    506,281       0.0%
#   Karex Bhd                                                     1,652,749    640,342       0.0%
    Keck Seng Malaysia Bhd                                          847,250    958,529       0.0%
    Kenanga Investment Bank Bhd                                   1,871,360    236,595       0.0%
    Kerjaya Prospek Group Bhd                                       799,900    740,696       0.0%
    Kesm Industries Bhd                                              13,500     53,932       0.0%
    Kian JOO CAN Factory Bhd                                      1,818,380  1,267,112       0.0%
    Kim Loong Resources Bhd                                         308,960    337,877       0.0%
#   Kimlun Corp. Bhd                                                706,409    385,714       0.0%
#*  KNM Group Bhd                                                13,496,680    893,430       0.0%
#   Kossan Rubber Industries                                      3,409,700  5,815,037       0.1%
    KPJ Healthcare Bhd                                           22,508,900  5,423,159       0.1%
    Kretam Holdings Bhd                                           3,815,400    504,401       0.0%
*   KSL Holdings Bhd                                              4,749,718  1,412,991       0.0%
    Kumpulan Fima Bhd                                               880,850    349,573       0.0%
    Kumpulan Perangsang Selangor Bhd                              1,619,300    543,227       0.0%
*   Kwantas Corp. Bhd                                               365,300    127,574       0.0%
    Lafarge Malaysia Bhd                                            786,500  1,293,676       0.0%
    Land & General Bhd                                           14,643,960    760,960       0.0%
*   Landmarks Bhd                                                 1,775,200    306,424       0.0%
#   LBS Bina Group Bhd                                            2,007,900    910,537       0.0%
    Lii Hen Indsustries Bhd                                         567,900    555,341       0.0%
#   Lingkaran Trans Kota Holdings Bhd                             1,221,600  1,699,477       0.0%
#*  Lion Industries Corp. Bhd                                     2,338,200    745,752       0.0%
#   LPI Capital Bhd                                                 274,170  1,179,880       0.0%
    Magni-Tech Industries Bhd                                       196,500    323,004       0.0%
#   Magnum Bhd                                                    4,978,700  2,057,936       0.0%
#   Mah Sing Group Bhd                                            9,751,387  3,551,414       0.1%
    Malakoff Corp. Bhd                                            7,222,200  1,757,549       0.0%
    Malayan Flour Mills Bhd                                       2,022,650    926,995       0.0%
    Malaysia Building Society Bhd                                 7,911,263  2,073,452       0.1%
*   Malaysia Marine and Heavy Engineering Holdings Bhd            2,804,400    543,712       0.0%
*   Malaysian Bulk Carriers Bhd                                   2,787,000    581,971       0.0%
    Malaysian Pacific Industries Bhd                                776,613  2,553,670       0.1%
#   Malaysian Resources Corp. Bhd                                12,953,298  3,242,782       0.1%
    Malton Bhd                                                    3,090,500    904,499       0.0%
    Matrix Concepts Holdings Bhd                                  2,818,158  1,497,502       0.0%
    MBM Resources Bhd                                             1,379,696    671,208       0.0%
    Media Chinese International, Ltd.                             4,247,300    431,424       0.0%
#   Media Prima Bhd                                               6,700,703  1,321,693       0.0%
    Mega First Corp. Bhd                                          1,184,200    982,023       0.0%
    Mitrajaya Holdings Bhd                                        1,851,000    410,926       0.0%
*   MK Land Holdings Bhd                                          3,019,200    192,462       0.0%
#   MKH Bhd                                                       2,199,134  1,075,128       0.0%
    MMC Corp. Bhd                                                 1,689,300    794,018       0.0%
*   MNRB Holdings Bhd                                             1,142,650    620,695       0.0%
#*  MPHB Capital Bhd                                              1,394,900    434,871       0.0%
*   Mudajaya Group Bhd                                            2,167,066    615,064       0.0%
#   Muhibbah Engineering M Bhd                                    2,475,450  1,666,078       0.0%
*   Mulpha International Bhd                                      1,402,430    828,286       0.0%
    My EG Services Bhd                                            7,079,699  3,662,531       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
MALAYSIA -- (Continued)
*   Naim Holdings Bhd                                            1,323,100 $  365,854       0.0%
    Notion VTEC Bhd                                                435,100     71,943       0.0%
    NTPM Holdings Bhd                                              640,000    112,598       0.0%
#*  OCK Group Bhd                                                1,887,100    396,776       0.0%
    Oldtown Bhd                                                  1,914,850  1,162,250       0.0%
    Oriental Holdings Bhd                                          395,900    612,394       0.0%
#   OSK Holdings Bhd                                             5,404,370  2,017,375       0.0%
    Pacific & Orient Bhd                                           205,000     61,472       0.0%
#   Padini Holdings Bhd                                          3,006,200  3,350,529       0.1%
    Panasonic Manufacturing Malaysia BHD                           157,684  1,452,956       0.0%
    Pantech Group Holdings Bhd                                   2,148,730    350,270       0.0%
    Paramount Corp. Bhd                                            591,225    244,260       0.0%
#*  Parkson Holdings Bhd                                         2,674,947    410,770       0.0%
*   Pentamaster Corp., Bhd                                         530,500    598,595       0.0%
#   PESTECH International Bhd                                    1,332,500    522,347       0.0%
    Petron Malaysia Refining & Marketing Bhd                       357,500    988,465       0.0%
    Pharmaniaga Bhd                                                649,060    622,522       0.0%
#   Pie Industrial BHD                                           1,237,500    610,976       0.0%
#   Pos Malaysia Bhd                                             2,923,200  3,792,194       0.1%
    Power Root Bhd                                                 189,500     94,001       0.0%
    Press Metal Aluminium Holdings Bhd                           1,724,660  1,804,720       0.0%
    Prestariang Bhd                                                621,900    251,218       0.0%
    Protasco Bhd                                                 2,393,550    644,583       0.0%
#*  Puncak Niaga Holdings Bhd                                    1,671,020    288,171       0.0%
#   QL Resources Bhd                                             5,273,459  4,845,951       0.1%
    Ranhill Holdings Bhd                                            61,300     11,510       0.0%
    RGB International Bhd                                        1,627,300    119,251       0.0%
#*  Rimbunan Sawit Bhd                                           3,667,900    355,159       0.0%
*   Salcon Bhd                                                   3,458,733    347,251       0.0%
    Salutica Bhd                                                   111,500     38,749       0.0%
    Sam Engineering & Equipment M Bhd                              152,800    263,622       0.0%
    Sarawak Oil Palms Bhd                                          970,004  1,049,459       0.0%
    SCGM Bhd                                                        20,100     13,675       0.0%
    Scicom MSC Bhd                                                 236,100    105,327       0.0%
#   Scientex Bhd                                                 1,509,224  3,172,738       0.1%
*   Scomi Group Bhd                                              8,219,000    321,051       0.0%
    SEG International Bhd                                          145,885     22,915       0.0%
    Selangor Dredging Bhd                                        1,118,200    279,746       0.0%
    Selangor Properties Bhd                                        230,200    260,995       0.0%
    Shangri-La Hotels Malaysia Bhd                                 418,700    514,291       0.0%
    SHL Consolidated Bhd                                           246,000    162,335       0.0%
#   SKP Resources Bhd                                            4,427,800  1,850,960       0.0%
    Star Media Group Bhd                                         1,888,800    754,032       0.0%
*   Sumatec Resources Bhd                                        9,919,300    117,298       0.0%
*   Sunsuria Bhd                                                    49,400     16,100       0.0%
#   Sunway Bhd                                                   3,331,979  1,360,791       0.0%
#   Sunway Construction Group Bhd                                1,853,836  1,007,119       0.0%
#   Supermax Corp. Bhd                                           3,327,100  1,391,056       0.0%
    Suria Capital Holdings Bhd                                     699,800    332,101       0.0%
    Syarikat Takaful Malaysia Bhd                                2,387,000  2,170,065       0.1%
    Symphony Life Bhd                                              439,187     90,263       0.0%
#   Ta Ann Holdings Bhd                                          1,647,489  1,436,048       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MALAYSIA -- (Continued)
#   TA Enterprise Bhd                                             8,831,500 $  1,335,771       0.0%
    TA Global Bhd                                                 8,747,540      784,506       0.0%
#   Taliworks Corp. Bhd                                           2,186,850      645,632       0.0%
    Tambun Indah Land Bhd                                         1,486,700      414,254       0.0%
    TAN Chong Motor Holdings Bhd                                  1,625,200      622,146       0.0%
    Tasek Corp. Bhd                                                  86,800      264,390       0.0%
    TDM Bhd                                                       6,022,820      746,720       0.0%
    TH Plantations Bhd                                            1,616,060      419,859       0.0%
    Thong Guan Industries Bhd                                       167,000      176,333       0.0%
#   Time dotCom Bhd                                               2,063,588    4,475,590       0.1%
    Tiong NAM Logistics Holdings                                  1,439,016      506,221       0.0%
    TMC Life Sciences Bhd                                           792,000      159,959       0.0%
#   Top Glove Corp. Bhd                                           5,182,820    7,833,811       0.1%
    Tropicana Corp. Bhd                                           4,295,353    1,014,116       0.0%
    TSH Resources Bhd                                             4,102,200    1,647,852       0.0%
#   Tune Protect Group Bhd                                        3,746,900    1,079,589       0.0%
#   Uchi Technologies Bhd                                         1,564,100    1,078,833       0.0%
    UEM Edgenta Bhd                                               2,710,900    1,690,615       0.0%
#*  UEM Sunrise Bhd                                              10,835,000    2,841,839       0.1%
*   UMW Holdings Bhd                                                910,700    1,127,268       0.0%
#*  UMW Oil & Gas Corp. Bhd                                      25,373,708    1,920,203       0.0%
    Unisem M Bhd                                                  3,906,890    3,692,205       0.1%
    United Malacca Bhd                                              412,850      659,213       0.0%
    United Plantations Bhd                                          435,200    2,819,281       0.1%
    United U-Li Corp. Bhd                                           613,900      623,385       0.0%
    UOA Development Bhd                                           4,793,600    2,888,706       0.1%
*   Uzma Bhd                                                        541,100      185,641       0.0%
    ViTrox Corp. Bhd                                                481,800      572,781       0.0%
#*  Vivocom International Holdings Bhd                            6,838,900      226,189       0.0%
#   VS Industry Bhd                                               5,255,730    3,823,737       0.1%
#   Wah Seong Corp. Bhd                                           2,187,269      485,566       0.0%
*   WCE Holdings Bhd                                                552,000      161,651       0.0%
#*  WCT Holdings Bhd                                              6,966,602    2,730,694       0.1%
#   Wellcall Holdings Bhd                                         2,990,700      981,795       0.0%
    WTK Holdings Bhd                                              2,388,100      456,672       0.0%
#   Yinson Holdings Bhd                                           3,356,600    3,136,319       0.1%
*   YNH Property Bhd                                              3,521,488    1,174,790       0.0%
*   Yong Tai BHD                                                    297,500      113,155       0.0%
*   YTL Land & Development Bhd                                    1,028,200      134,819       0.0%
    Zhulian Corp. Bhd                                               585,033      247,439       0.0%
                                                                            ------------       ---
TOTAL MALAYSIA                                                               263,868,179       3.6%
                                                                            ------------       ---
MEXICO -- (2.2%)
#   Alpek S.A.B. de C.V.                                          3,571,730    3,746,528       0.1%
#   Alsea S.A.B. de C.V.                                          5,090,080   15,404,250       0.2%
#*  Axtel S.A.B. de C.V.                                          7,838,972    1,696,858       0.0%
#   Banregio Grupo Financiero S.A.B. de C.V.                      1,992,409   10,627,290       0.2%
*   Bio Pappel S.A.B. de C.V.                                       369,155      447,490       0.0%
    Bolsa Mexicana de Valores S.A.B. de C.V.                      4,397,246    7,337,249       0.1%
    Cia Minera Autlan S.A.B. de C.V. Series B                         9,604        9,017       0.0%
*   CMR S.A.B. de C.V.                                                1,323          493       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MEXICO -- (Continued)
#   Consorcio ARA S.A.B. de C.V. Series *                         8,006,234 $ 2,839,719       0.0%
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR           205,047   2,097,631       0.0%
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V. Class A     1,727,133   1,764,812       0.0%
*   Corp Interamericana de Entretenimiento S.A.B. de C.V.
      Class B                                                       960,372     897,918       0.0%
    Corp. Actinver S.A.B. de C.V.                                   187,852     127,379       0.0%
    Corp. Inmobiliaria Vesta S.A.B. de C.V.                       5,667,547   7,006,187       0.1%
    Corp. Moctezuma S.A.B. de C.V. Series *                         861,300   3,423,321       0.1%
    Corporativo Fragua S.A.B. de C.V.                                     3          37       0.0%
#   Corporativo GBM S.A.B. de C.V.                                   22,477      15,241       0.0%
    Corpovael S.A. de C.V.                                           34,941      21,670       0.0%
    Credito Real S.A.B. de C.V. SOFOM ER                          1,437,184   2,308,880       0.0%
    Cydsa S.A.B. de C.V.                                              3,875       5,524       0.0%
#*  Desarrolladora Homex S.A.B. de C.V.                             519,622      21,412       0.0%
#*  Elementia S.A.B. de C.V.                                        422,573     551,036       0.0%
#*  Empresas ICA S.A.B. de C.V.                                   3,768,186     290,892       0.0%
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR                62,171       9,728       0.0%
#*  Genomma Lab Internacional S.A.B. de C.V. Class B              7,530,369   8,794,448       0.1%
#   Gentera S.A.B. de C.V.                                        8,007,004   8,102,332       0.1%
#*  Grupo Aeromexico S.A.B. de C.V.                               1,789,512   2,855,304       0.1%
#   Grupo Aeroportuario del Centro Norte S.A.B. de C.V.           2,457,934  12,416,754       0.2%
    Grupo Cementos de Chihuahua S.A.B. de C.V.                      827,722   3,929,702       0.1%
#   Grupo Comercial Chedraui S.A. de C.V.                         2,943,090   5,810,422       0.1%
*   Grupo Famsa S.A.B. de C.V. Class A                            2,754,159   1,502,654       0.0%
    Grupo Financiero Interacciones SA de C.V. Class O               804,047   3,656,255       0.1%
#*  Grupo GICSA S.A. de C.V.                                      1,057,409     639,793       0.0%
    Grupo Herdez S.A.B. de C.V. Series *                          1,938,862   4,146,379       0.1%
*   Grupo Hotelero Santa Fe S.A.B. de C.V.                           78,018      42,322       0.0%
    Grupo Industrial Saltillo S.A.B. de C.V.                        666,585   1,251,341       0.0%
    Grupo KUO S.A.B. de C.V. Series B                               758,658   1,554,771       0.0%
*   Grupo Pochteca S.A.B. de C.V.                                   585,177     224,343       0.0%
*   Grupo Posadas S.A.B. de C.V.                                    198,900     363,112       0.0%
    Grupo Rotoplas S.A.B. de C.V.                                   463,988     719,757       0.0%
    Grupo Sanborns S.A.B. de C.V.                                   817,024     897,920       0.0%
#*  Grupo Simec S.A.B. de C.V. Series B                           1,260,944   4,133,046       0.1%
*   Grupo Sports World S.A.B. de C.V.                               583,706     578,477       0.0%
#*  Hoteles City Express S.A.B. de C.V.                           1,653,082   2,035,770       0.0%
#   Industrias Bachoco S.A.B. de C.V. Series B                    1,350,035   6,648,861       0.1%
    Industrias Bachoco S.A.B. de C.V. Sponsored ADR                  30,230   1,780,245       0.0%
#*  Industrias CH S.A.B. de C.V. Series B                         2,033,402   8,103,168       0.1%
#*  La Comer S.A.B. de C.V.                                       2,602,040   2,524,441       0.0%
#*  Maxcom Telecomunicaciones S.A.B. de C.V.                        246,465      91,275       0.0%
    Megacable Holdings S.A.B. de C.V.                             1,773,371   7,026,237       0.1%
*   Minera Frisco S.A.B. de C.V. Class A1                         2,141,727   1,263,470       0.0%
#   Nemak S.A.B. de C.V.                                          3,383,660   2,546,779       0.0%
#   Organizacion Cultiba S.A.B. de C.V.                           1,177,333     976,415       0.0%
    Qualitas Controladora S.A.B. de C.V.                          1,753,398   2,903,772       0.1%
#   Rassini S.A.B. de C.V.                                          398,256   1,477,380       0.0%
    Rassini S.A.B. De C.V. Class A                                  200,662     375,749       0.0%
#*  Telesites S.A.B. de C.V.                                      5,745,329   4,252,414       0.1%
#   TV Azteca S.A.B. de C.V.                                     12,229,240   2,213,437       0.0%
    Unifin Financiera S.A.B. de C.V. SOFOM ENR                      417,963   1,417,064       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
MEXICO -- (Continued)
    Vitro S.A.B. de C.V. Series A                                    908,934 $  3,370,856       0.1%
                                                                             ------------       ---
TOTAL MEXICO                                                                  171,277,027       2.4%
                                                                             ------------       ---
PHILIPPINES -- (1.3%)
    A Soriano Corp.                                                3,430,211      468,252       0.0%
    ACR Mining Corp.                                                  48,205        3,134       0.0%
    Alsons Consolidated Resources, Inc.                            7,605,000      203,056       0.0%
*   Apex Mining Co., Inc.                                          9,649,000      317,891       0.0%
*   Atlas Consolidated Mining & Development Corp.                  6,148,000      595,112       0.0%
    Belle Corp.                                                   32,252,400    2,374,520       0.0%
*   Bloomberry Resorts Corp.                                      21,905,600    4,010,662       0.1%
    Cebu Air, Inc.                                                 1,594,810    3,368,664       0.1%
    Cebu Holdings, Inc.                                            3,291,900      341,313       0.0%
    Century Pacific Food, Inc.                                     5,770,900    1,699,801       0.0%
    Century Properties Group, Inc.                                26,261,151      259,400       0.0%
    China Banking Corp.                                            2,053,628    1,333,505       0.0%
    Cirtek Holdings Philippines Corp.                                914,300      788,615       0.0%
    COL Financial Group, Inc.                                        130,900       40,291       0.0%
    Cosco Capital, Inc.                                           14,532,300    2,399,388       0.0%
    D&L Industries, Inc.                                          22,954,500    4,616,393       0.1%
*   DoubleDragon Properties Corp.                                  2,207,590    1,732,124       0.0%
    East West Banking Corp.                                        3,014,000    1,892,308       0.0%
*   EEI Corp.                                                      3,726,500      888,696       0.0%
    Emperador, Inc.                                                5,372,500      749,501       0.0%
*   Empire East Land Holdings, Inc.                               19,893,000      258,273       0.0%
    Energy Development Corp.                                       6,373,282      712,808       0.0%
    Filinvest Development Corp.                                    3,314,322      484,773       0.0%
    Filinvest Land, Inc.                                         105,937,577    4,067,956       0.1%
    First Gen Corp.                                                9,938,800    3,385,238       0.1%
    First Philippine Holdings Corp.                                2,272,530    2,812,248       0.1%
*   Global Ferronickel Holdings, Inc.                             11,493,667      603,013       0.0%
    Holcim Philippines, Inc.                                          80,600       18,737       0.0%
    Integrated Micro-Electronics, Inc.                             2,974,700    1,019,851       0.0%
    Leisure & Resorts World Corp.                                  3,942,640      306,256       0.0%
*   Lepanto Consolidated Mining Co.                               43,735,455      166,928       0.0%
    Lopez Holdings Corp.                                          20,732,700    2,333,824       0.0%
    Macroasia Corp.                                                1,957,200      720,379       0.0%
    Manila Water Co., Inc.                                         9,107,600    5,471,224       0.1%
    Max's Group, Inc.                                              1,684,100      628,499       0.0%
*   Megawide Construction Corp.                                    5,617,608    1,830,373       0.0%
*   Melco Resorts And Entertainment Philippines Corp.             14,188,700    1,865,778       0.0%
    Metro Retail Stores Group, Inc.                                5,661,900      441,834       0.0%
    Nickel Asia Corp.                                              8,927,000    1,211,288       0.0%
    Pepsi-Cola Products Philippines, Inc.                         10,934,900      611,197       0.0%
    Petron Corp.                                                  15,670,800    2,958,691       0.1%
    Philex Mining Corp.                                            4,320,600      637,425       0.0%
*   Philippine National Bank                                       2,015,095    2,282,225       0.0%
*   Philippine National Construction Corp.                           173,000        3,080       0.0%
    Philippine Savings Bank                                          356,863      623,073       0.0%
    Philippine Stock Exchange, Inc. (The)                            121,592      576,021       0.0%
*   Philweb Corp.                                                  3,168,840      482,718       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
PHILIPPINES -- (Continued)
    Phinma Corp.                                                     94,323 $    17,695       0.0%
    Phinma Energy Corp.                                          13,182,000     434,437       0.0%
    Phoenix Petroleum Philippines, Inc.                           2,243,580     499,821       0.0%
    Premium Leisure Corp.                                        35,394,000     993,382       0.0%
*   Prime Orion Philippines, Inc.                                   309,000      12,509       0.0%
    Puregold Price Club, Inc.                                     4,655,100   4,599,612       0.1%
*   PXP Energy Corp.                                              2,622,000     412,404       0.0%
    RFM Corp.                                                     8,856,668     802,314       0.0%
    Rizal Commercial Banking Corp.                                2,769,350   3,168,364       0.1%
    Robinsons Land Corp.                                         11,319,705   5,538,232       0.1%
    Robinsons Retail Holdings, Inc.                               1,096,660   2,061,667       0.0%
    San Miguel Pure Foods Co., Inc.                                  96,290     574,485       0.0%
    Security Bank Corp.                                             542,748   2,587,148       0.1%
*   SSI Group, Inc.                                               9,264,000     696,175       0.0%
    STI Education Systems Holdings, Inc.                         14,333,000     499,482       0.0%
    Travellers International Hotel Group, Inc.                    8,168,000     618,169       0.0%
    Union Bank of the Philippines                                 1,423,391   2,401,964       0.0%
*   Victorias Milling Co., Inc.                                     231,600      13,942       0.0%
    Vista Land & Lifescapes, Inc.                                45,893,200   5,412,705       0.1%
    Xurpas, Inc.                                                  4,266,400     445,340       0.0%
                                                                            -----------       ---
TOTAL PHILIPPINES                                                            96,386,183       1.3%
                                                                            -----------       ---
POLAND -- (1.4%)
*   AB SA                                                             1,082       8,175       0.0%
#*  Agora SA                                                        266,452   1,200,726       0.0%
    Amica SA                                                         27,840   1,078,642       0.0%
    Apator SA                                                        66,638     558,155       0.0%
    Asseco Poland SA                                                568,820   7,457,283       0.1%
*   Bank Ochrony Srodowiska SA                                        5,917      15,201       0.0%
#*  Bioton SA                                                       559,988     686,449       0.0%
*   Boryszew SA                                                     911,122   2,502,539       0.0%
    Budimex SA                                                       90,527   4,639,567       0.1%
    CD Projekt SA                                                   461,488  15,285,919       0.2%
#*  CI Games SA                                                     252,830      77,083       0.0%
*   Ciech SA                                                        259,304   4,408,385       0.1%
#   ComArch SA                                                        8,023     353,845       0.0%
    Dom Development SA                                                4,673     107,858       0.0%
    Elektrobudowa SA                                                  8,568     206,947       0.0%
*   Emperia Holding SA                                               84,744   2,136,337       0.0%
    Enea SA                                                       1,116,963   4,274,227       0.1%
    Energa SA                                                       869,043   3,020,057       0.1%
#   Eurocash SA                                                     352,443   3,564,459       0.1%
    Fabryki Mebli Forte SA                                          126,638   2,314,383       0.0%
*   Famur SA                                                        517,789     817,570       0.0%
    Firma Oponiarska Debica SA                                       29,483     819,405       0.0%
*   Getin Holding SA                                              2,957,059   1,307,551       0.0%
#*  Getin Noble Bank SA                                           2,134,719     944,136       0.0%
    Globe Trade Centre SA                                           277,755     686,510       0.0%
    Grupa Azoty Zaklady Chemiczne Police SA                          76,751     440,384       0.0%
    Grupa Kety SA                                                    70,709   7,661,737       0.1%
*   Impexmetal SA                                                   968,719   1,141,462       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
POLAND -- (Continued)
#   Inter Cars SA                                                   39,106 $  3,096,077       0.1%
    Kernel Holding SA                                              387,855    5,210,828       0.1%
    KRUK SA                                                        111,211    8,522,364       0.1%
    LC Corp. SA                                                    410,553      311,499       0.0%
    Lentex SA                                                      124,367      280,138       0.0%
    Lubelski Wegiel Bogdanka SA                                     70,267    1,423,981       0.0%
#   Netia SA                                                     2,353,344    2,650,539       0.1%
    Neuca SA                                                        17,606    1,185,235       0.0%
    Newag SA                                                           493        2,064       0.0%
*   Orange Polska SA                                                71,059      109,498       0.0%
    Orbis SA                                                       133,161    3,198,981       0.1%
#   Pfleiderer Group SA                                             54,272      596,818       0.0%
#*  PKP Cargo SA                                                    98,520    1,406,079       0.0%
#*  Polnord SA                                                     261,430      596,118       0.0%
*   Rafako SA                                                      333,126      416,927       0.0%
    Stalexport Autostrady SA                                       470,825      491,658       0.0%
    Stalprodukt SA                                                   9,321    1,356,653       0.0%
#   Synthos SA                                                   1,716,475    2,323,683       0.0%
*   Tauron Polska Energia SA                                     6,492,696    6,277,731       0.1%
    Trakcja SA                                                     314,131      666,038       0.0%
*   Vistula Group SA                                             1,340,725    1,252,813       0.0%
    Warsaw Stock Exchange                                          122,600    1,549,191       0.0%
#   Wawel SA                                                         1,125      298,264       0.0%
    Zespol Elektrowni Patnow Adamow Konin SA                        81,919      282,400       0.0%
                                                                           ------------       ---
TOTAL POLAND                                                                111,220,569       1.5%
                                                                           ------------       ---
SOUTH AFRICA -- (5.8%)
#   Adcock Ingram Holdings, Ltd.                                   848,818    3,528,238       0.1%
    Adcorp Holdings, Ltd.                                          896,475      903,066       0.0%
    Advtech, Ltd.                                                3,318,771    4,160,138       0.1%
    Aeci, Ltd.                                                   1,083,668    8,099,194       0.1%
    African Oxygen, Ltd.                                           902,268    1,563,189       0.0%
*   African Phoenix Investments, Ltd.                            5,287,877      254,699       0.0%
    African Rainbow Minerals, Ltd.                                 949,006    8,328,288       0.1%
    Afrimat, Ltd.                                                   89,216      178,089       0.0%
    Alexander Forbes Group Holdings, Ltd.                        3,497,870    1,802,474       0.0%
*   Allied Electronics Corp., Ltd. Class A                         222,704      193,823       0.0%
    Alviva Holdings, Ltd.                                        1,332,356    1,850,694       0.0%
*   ArcelorMittal South Africa, Ltd.                             1,784,999      803,218       0.0%
#   Ascendis Health, Ltd.                                        1,517,139    1,876,222       0.0%
    Assore, Ltd.                                                   215,547    4,715,315       0.1%
    Astral Foods, Ltd.                                             434,252    5,942,890       0.1%
*   Attacq, Ltd.                                                 3,948,833    5,215,319       0.1%
*   Aveng, Ltd.                                                  3,795,612      677,191       0.0%
    AVI, Ltd.                                                    3,164,277   22,063,405       0.3%
    Balwin Properties, Ltd.                                         23,902       10,407       0.0%
    Barloworld, Ltd.                                             2,208,890   20,834,788       0.3%
    Blue Label Telecoms, Ltd.                                    3,896,023    4,752,720       0.1%
*   Brait SE                                                       732,533    2,738,178       0.0%
#   Cashbuild, Ltd.                                                203,416    5,240,994       0.1%
    Caxton and CTP Publishers and Printers, Ltd.                   313,704      290,932       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
SOUTH AFRICA -- (Continued)
    City Lodge Hotels, Ltd.                                         321,443 $ 2,863,370       0.1%
    Clicks Group, Ltd.                                            2,664,483  29,843,514       0.4%
    Clover Industries, Ltd.                                       1,374,821   1,389,343       0.0%
*   Consolidated Infrastructure Group, Ltd.                         822,411     663,416       0.0%
    Coronation Fund Managers, Ltd.                                1,913,797   9,651,179       0.1%
#*  Curro Holdings, Ltd.                                            482,937   1,374,878       0.0%
#   DataTec, Ltd.                                                 2,353,239   9,979,153       0.1%
#   Distell Group, Ltd.                                             252,412   2,317,365       0.0%
#   DRDGOLD, Ltd.                                                 2,932,131     998,590       0.0%
    DRDGOLD, Ltd. Sponsored ADR                                       9,400      31,960       0.0%
*   enX Group, Ltd.                                                 408,074     401,047       0.0%
    EOH Holdings, Ltd.                                            1,098,252   8,187,962       0.1%
    Evraz Highveld Steel and Vanadium, Ltd.                          63,001         118       0.0%
*   eXtract Group, Ltd.                                           8,731,963      36,997       0.0%
    Exxaro Resources, Ltd.                                          900,658   9,152,611       0.1%
#*  Famous Brands, Ltd.                                             672,069   4,863,129       0.1%
    Foschini Group, Ltd. (The)                                    2,114,828  20,270,606       0.3%
    Grand Parade Investments, Ltd.                                3,033,383     644,129       0.0%
*   Grindrod, Ltd.                                                5,224,056   5,755,481       0.1%
    Group Five, Ltd.                                              1,015,485     934,194       0.0%
    Harmony Gold Mining Co., Ltd.                                 1,449,470   2,478,553       0.0%
#   Harmony Gold Mining Co., Ltd. Sponsored ADR                   2,733,482   4,728,924       0.1%
    Holdsport, Ltd.                                                 229,890     960,204       0.0%
*   Howden Africa Holdings, Ltd.                                     39,220      94,359       0.0%
    Hudaco Industries, Ltd.                                         276,957   2,469,402       0.0%
    Hulamin, Ltd.                                                 1,296,594     660,796       0.0%
#*  Impala Platinum Holdings, Ltd.                                2,697,762   7,485,659       0.1%
    Imperial Holdings, Ltd.                                         753,201  10,802,418       0.2%
    Invicta Holdings, Ltd.                                          362,206   1,403,396       0.0%
    Italtile, Ltd.                                                  125,546     122,522       0.0%
    JSE, Ltd.                                                       831,201   7,880,735       0.1%
    KAP Industrial Holdings, Ltd.                                10,068,056   6,052,628       0.1%
#   Lewis Group, Ltd.                                               877,469   1,686,396       0.0%
    Liberty Holdings, Ltd.                                        1,082,150   8,506,942       0.1%
    Life Healthcare Group Holdings, Ltd.                          3,471,064   6,435,433       0.1%
#   Massmart Holdings, Ltd.                                         531,169   4,026,973       0.1%
    Merafe Resources, Ltd.                                       11,489,424   1,446,723       0.0%
#   Metair Investments, Ltd.                                      1,320,959   1,774,810       0.0%
    Metrofile Holdings, Ltd.                                        134,564      41,895       0.0%
    MiX Telematics, Ltd.                                             37,895      15,486       0.0%
    MMI Holdings, Ltd.                                            6,061,282   8,053,450       0.1%
    Mpact, Ltd.                                                   1,555,329   2,843,798       0.0%
    Murray & Roberts Holdings, Ltd.                               3,959,853   4,485,065       0.1%
#*  Nampak, Ltd.                                                  5,214,254   6,864,191       0.1%
*   Net 1 UEPS Technologies, Inc.                                       776       7,010       0.0%
    Netcare, Ltd.                                                   538,420     947,909       0.0%
#*  Northam Platinum, Ltd.                                        3,415,807  12,708,838       0.2%
    Oceana Group, Ltd.                                              447,176   2,849,155       0.1%
    Omnia Holdings, Ltd.                                            605,850   6,250,266       0.1%
    Peregrine Holdings, Ltd.                                      2,054,034   4,119,552       0.1%
#   Pick n Pay Stores, Ltd.                                       2,368,335   9,932,212       0.1%
    Pioneer Foods Group, Ltd.                                       224,968   1,890,681       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SOUTH AFRICA -- (Continued)
#*  PPC, Ltd.                                                    14,661,585 $  7,650,169       0.1%
    Raubex Group, Ltd.                                            1,306,791    1,876,895       0.0%
    RCL Foods, Ltd.                                                 705,154      748,508       0.0%
    Reunert, Ltd.                                                 1,609,656    7,914,847       0.1%
#   Rhodes Food Group Pty, Ltd.                                     573,400      810,747       0.0%
#*  Royal Bafokeng Platinum, Ltd.                                   706,327    1,628,434       0.0%
    Santam, Ltd.                                                    318,356    5,672,975       0.1%
    Sibanye-Sillwater                                               245,014      317,204       0.0%
    SPAR Group, Ltd. (The)                                        1,254,291   14,763,402       0.2%
    Spur Corp., Ltd.                                                627,199    1,193,281       0.0%
#*  Stadio Holdings, Ltd.                                           618,529      267,732       0.0%
*   Stefanutti Stocks Holdings, Ltd.                                229,540       47,109       0.0%
    Sun International, Ltd.                                       1,096,248    3,905,549       0.1%
*   Super Group, Ltd.                                             3,359,375    9,495,440       0.1%
    Telkom SA SOC, Ltd.                                           2,036,964    7,629,514       0.1%
    Tongaat Hulett, Ltd.                                          1,021,284    8,320,572       0.1%
    Transaction Capital, Ltd.                                       818,858      868,302       0.0%
    Trencor, Ltd.                                                 1,369,751    4,266,138       0.1%
#   Truworths International, Ltd.                                 2,334,913   12,440,085       0.2%
    Tsogo Sun Holdings, Ltd.                                      2,858,414    4,199,928       0.1%
    Wilson Bayly Holmes-Ovcon, Ltd.                                 506,623    5,423,508       0.1%
                                                                            ------------       ---
TOTAL SOUTH AFRICA                                                           444,849,233       6.1%
                                                                            ------------       ---
SOUTH KOREA -- (14.1%)
#*  3S Korea Co., Ltd.                                               22,000       37,643       0.0%
#   ABco Electronics Co., Ltd.                                       76,717      506,415       0.0%
#   ABOV Semiconductor Co., Ltd.                                    118,431      841,510       0.0%
#*  Ace Technologies Corp.                                          178,732      597,317       0.0%
#*  Actoz Soft Co., Ltd.                                             50,910      732,461       0.0%
#   Advanced Nano Products Co., Ltd.                                 68,114      855,425       0.0%
#*  Advanced Process Systems Corp.                                   74,225    2,554,459       0.1%
#   Aekyung Petrochemical Co., Ltd.                                 109,618    1,518,399       0.0%
#   AfreecaTV Co., Ltd.                                              74,661    1,190,469       0.0%
#*  Agabang&Company                                                 253,993    1,353,534       0.0%
#   Ahn-Gook Pharmaceutical Co., Ltd.                                58,793      587,775       0.0%
#   Ahnlab, Inc.                                                     52,331    2,338,944       0.1%
#   AJ Networks Co., Ltd.                                            81,351      532,162       0.0%
#*  AJ Rent A Car Co., Ltd.                                         125,497    1,452,741       0.0%
#*  Ajin Industrial Co., Ltd.                                        46,385      261,014       0.0%
    AK Holdings, Inc.                                                38,738    2,328,847       0.1%
#*  Alticast Corp.                                                   73,734      306,874       0.0%
#   ALUKO Co., Ltd.                                                 367,542    1,256,440       0.0%
*   Alvogen Korea Co., Ltd                                            1,360       33,995       0.0%
#*  Amotech Co., Ltd.                                                72,347    2,451,471       0.1%
#*  Anam Electronics Co., Ltd.                                      738,248    1,622,548       0.0%
#   Anapass, Inc.                                                    70,895    1,138,321       0.0%
#*  Aprogen Healthcare & Games, Inc.                                130,731      373,438       0.0%
#*  APS Holdings Corp.                                               96,763      862,633       0.0%
    Asia Cement Co., Ltd.                                            13,376    1,031,006       0.0%
    ASIA Holdings Co., Ltd.                                          10,133    1,040,079       0.0%
#   Asia Paper Manufacturing Co., Ltd.                               41,937      729,745       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
*   Asiana Airlines, Inc.                                        972,693 $4,020,682       0.1%
#   Atinum Investment Co., Ltd.                                  291,863    569,496       0.0%
    AtlasBX Co., Ltd.                                                571     24,950       0.0%
#*  AUK Corp.                                                    220,465    539,589       0.0%
#   Aurora World Corp.                                            42,236    325,165       0.0%
#   Austem Co., Ltd.                                             160,334    739,041       0.0%
#   Autech Corp.                                                 123,048  1,029,265       0.0%
#*  Automobile & PCB                                             251,614    270,631       0.0%
#   Avaco Co., Ltd.                                              105,551    652,099       0.0%
#   Avatec Co., Ltd.                                               5,446     38,033       0.0%
#   Baiksan Co., Ltd.                                            100,931    693,997       0.0%
#*  Barun Electronics Co., Ltd.                                  568,830    887,056       0.0%
#*  Barunson Entertainment & Arts Corp.                          411,307    769,682       0.0%
#   Bcworld Pharm Co., Ltd.                                       38,751    763,226       0.0%
#*  BH Co., Ltd.                                                 109,956  2,148,176       0.1%
    Binggrae Co., Ltd.                                            47,161  2,557,160       0.1%
*   Biolog Device Co., Ltd.                                      126,061    279,801       0.0%
#*  BioSmart Co., Ltd.                                           134,659    602,254       0.0%
#*  Biotoxtech Co., Ltd.                                          45,871    288,203       0.0%
#*  Biovill Co., Ltd.                                            138,362    504,648       0.0%
#   BIT Computer Co., Ltd.                                       113,558    517,286       0.0%
#   Bixolon Co., Ltd.                                             87,925    557,136       0.0%
#   Bluecom Co., Ltd.                                            103,817    692,964       0.0%
#   Boditech Med, Inc.                                           116,248  1,781,089       0.0%
#*  Bohae Brewery Co., Ltd.                                      632,425    590,252       0.0%
#   BoKwang Industry Co., Ltd.                                    70,928    412,511       0.0%
    Bookook Securities Co., Ltd.                                  12,822    315,081       0.0%
#*  Boryung Medience Co., Ltd.                                    51,519    485,478       0.0%
#   Boryung Pharmaceutical Co., Ltd.                              50,364  1,780,619       0.0%
#*  Bosung Power Technology Co., Ltd.                            453,255  1,125,378       0.0%
#*  Brain Contents Co., Ltd.                                     805,232    656,924       0.0%
#   BRIDGETEC Corp.                                               35,241    187,771       0.0%
#*  Bubang Co., Ltd.                                             218,353    636,668       0.0%
#   Bukwang Pharmaceutical Co., Ltd.                             106,859  2,113,107       0.1%
    Busan City Gas Co., Ltd.                                         805     26,414       0.0%
#   BYC Co., Ltd.                                                    858    245,179       0.0%
#   Byucksan Corp.                                               369,822  1,125,264       0.0%
#*  C&S Asset Management Co., Ltd.                               166,435    129,987       0.0%
#*  CammSys Corp.                                                308,501    689,207       0.0%
#*  Capro Corp.                                                  332,967  2,454,263       0.1%
    Caregen Co., Ltd.                                             10,861    711,576       0.0%
    Cell Biotech Co., Ltd.                                        51,500  1,706,426       0.0%
#*  Celltrion Pharm, Inc.                                         77,179  2,307,839       0.1%
#*  Chabiotech Co., Ltd.                                         344,944  4,037,180       0.1%
#   Changhae Ethanol Co., Ltd.                                    51,020    806,483       0.0%
#*  Charm Engineering Co., Ltd.                                  252,634    595,118       0.0%
#*  Chemtronics Co., Ltd.                                         71,610    417,160       0.0%
*   Cheoum & C Co., Ltd.                                          46,205    224,238       0.0%
#   Cheryong Industrial Co. Ltd/new                               49,903    376,120       0.0%
#*  Chin Hung International, Inc.                                234,602    416,680       0.0%
*   China Great Star International, Ltd.                         146,926    139,676       0.0%
    Chinyang Holdings Corp.                                      159,481    442,843       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SOUTH KOREA -- (Continued)
*   Choa Pharmaceutical Co.                                       49,861 $   197,402       0.0%
#   Choheung Corp.                                                   286      71,775       0.0%
#   Chokwang Leather Co., Ltd.                                       607      19,727       0.0%
#   Chokwang Paint, Ltd.                                          46,428     437,169       0.0%
    Chong Kun Dang Pharmaceutical Corp.                           45,831   4,605,090       0.1%
#   Chongkundang Holdings Corp.                                   27,820   1,710,273       0.0%
#   Choong Ang Vaccine Laboratory                                 43,598     737,616       0.0%
#*  Chorokbaem Media Co., Ltd.                                   266,918     374,091       0.0%
    Chosun Refractories Co., Ltd.                                  6,715     521,039       0.0%
#   Chungdahm Learning, Inc.                                      42,900     593,272       0.0%
#   CJ CGV Co., Ltd.                                              42,978   2,673,260       0.1%
#   CJ Freshway Corp.                                             48,575   1,702,393       0.0%
    CJ Hellovision Co., Ltd.                                     217,479   1,419,353       0.0%
    CJ O Shopping Co., Ltd.                                       26,448   4,670,511       0.1%
#*  CJ Seafood Corp.                                             191,102     495,933       0.0%
#   CKD Bio Corp.                                                 31,884     621,026       0.0%
#   Com2uSCorp                                                    62,436   7,441,692       0.1%
#   Commax Co., Ltd.                                              68,209     428,391       0.0%
#   Coreana Cosmetics Co., Ltd.                                  174,532   1,064,639       0.0%
#   Cosmax BTI, Inc.                                              38,714   1,281,583       0.0%
#   Cosmax, Inc.                                                  86,687  10,766,709       0.2%
*   CosmoAM&T Co., Ltd.                                           57,213     621,702       0.0%
#*  Cosmochemical Co., Ltd.                                       67,947     741,482       0.0%
#*  COSON Co., Ltd.                                              117,294   1,467,548       0.0%
#*  COWELL FASHION Co., Ltd.                                     216,662     980,110       0.0%
#*  Creaplanet Co., Ltd.                                          97,236     112,173       0.0%
*   Crown Confectionery Co., Ltd.                                 45,282     686,880       0.0%
#   CROWNHAITAI Holdings Co., Ltd.                                41,889     668,282       0.0%
#*  CrucialTec Co., Ltd.                                         483,300   1,224,446       0.0%
#   CS Wind Corp.                                                 46,867   1,101,276       0.0%
#*  CTC BIO, Inc.                                                 82,400     709,509       0.0%
#*  CTL, Inc.                                                    160,964     400,506       0.0%
#   Cuckoo Electronics Co., Ltd.                                   8,937   1,201,694       0.0%
#*  CUROCOM Co., Ltd.                                             85,800     211,990       0.0%
#*  Curoholdings Co., Ltd.                                       423,171     360,085       0.0%
#   Cymechs, Inc.                                                  7,038      95,390       0.0%
#   D.I Corp.                                                    210,467   1,074,918       0.0%
    Dae Dong Industrial Co., Ltd.                                 96,824     656,150       0.0%
    Dae Han Flour Mills Co., Ltd.                                  7,679   1,161,978       0.0%
#   Dae Hwa Pharmaceutical Co., Ltd.                              22,883     474,163       0.0%
#   Dae Hyun Co., Ltd.                                           240,518     611,081       0.0%
#*  Dae Won Chemical Co., Ltd.                                   273,923     574,693       0.0%
    Dae Won Kang Up Co., Ltd.                                    144,781     527,068       0.0%
#*  Dae Young Packaging Co., Ltd.                                622,311     486,158       0.0%
#   Dae-Il Corp.                                                 101,568     857,477       0.0%
#*  Daea TI Co., Ltd.                                            552,451     917,477       0.0%
#   Daebongls Co., Ltd.                                           54,882     476,435       0.0%
#*  Daechang Co., Ltd.                                           314,932     287,107       0.0%
    Daechang Forging Co., Ltd.                                     8,880     487,090       0.0%
    Daeduck Electronics Co.                                      276,024   2,528,621       0.1%
    Daeduck GDS Co., Ltd.                                        157,900   2,483,740       0.1%
    Daegu Department Store                                        32,833     358,988       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   Daehan New Pharm Co., Ltd.                                    79,981 $1,021,932       0.0%
    Daehan Steel Co., Ltd.                                       125,858  1,242,419       0.0%
#   Daejoo Co., Ltd.                                              12,773     26,298       0.0%
#*  Daejoo Electronic Materials Co., Ltd.                         81,087    575,461       0.0%
    Daekyo Co., Ltd.                                             224,100  1,642,402       0.0%
#*  Daekyung Machinery & Engineering Co., Ltd.                   805,869    399,169       0.0%
#   Daelim B&Co Co., Ltd.                                         98,313    592,075       0.0%
    Daelim C&S Co., Ltd.                                           6,122     80,354       0.0%
#*  DAEMYUNG Corp. Co., Ltd.                                     358,770    825,167       0.0%
#   Daeryuk Can Co., Ltd.                                        104,537    619,646       0.0%
#   Daesang Corp.                                                190,540  4,052,535       0.1%
#   Daesang Holdings Co., Ltd.                                   142,191  1,252,795       0.0%
#   Daesung Energy Co., Ltd.                                      65,638    364,471       0.0%
#   Daesung Holdings Co., Ltd.                                    26,734    201,895       0.0%
#*  Daewon Cable Co., Ltd.                                       404,913    437,571       0.0%
#*  Daewon Media Co., Ltd.                                        77,129    689,053       0.0%
#   Daewon Pharmaceutical Co., Ltd.                              112,128  1,786,984       0.0%
#   Daewon San Up Co., Ltd.                                       94,625    630,947       0.0%
#*  Daewoo Electronic Components Co., Ltd.                       231,916    427,043       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.            67,633  1,107,748       0.0%
    Daewoong Co., Ltd.                                           185,019  2,572,872       0.1%
    Daewoong Pharmaceutical Co., Ltd.                             37,952  3,849,933       0.1%
*   Dahaam E-Tec Co., Ltd.                                         2,100      6,326       0.0%
#   Daihan Pharmaceutical Co., Ltd.                               37,153  1,135,983       0.0%
    Daishin Securities Co., Ltd.                                 297,668  3,591,002       0.1%
#*  Danal Co., Ltd.                                              342,275  1,494,966       0.0%
#   Danawa Co., Ltd.                                              54,302    495,203       0.0%
#   Daou Data Corp.                                              161,737  1,562,005       0.0%
#   Daou Technology, Inc.                                        263,661  4,325,786       0.1%
#*  Dasan Networks, Inc.                                         120,319    623,643       0.0%
#   Dawonsys Co., Ltd.                                           165,211  1,689,689       0.0%
#   Dayou Automotive Seat Technology Co., Ltd.                   502,384    513,813       0.0%
#*  Dayou Plus Co., Ltd.                                         443,110    289,267       0.0%
#   DCM Corp.                                                     41,677    472,471       0.0%
#*  Deutsch Motors, Inc.                                         186,431  1,047,028       0.0%
#   DHP Korea Co., Ltd.                                           85,942    601,992       0.0%
    Digital Chosun Co., Ltd.                                     216,515    384,541       0.0%
*   Digital Optics Co., Ltd.                                      49,682     59,216       0.0%
#   Digital Power Communications Co., Ltd.                       257,065    935,110       0.0%
#*  DIO Corp.                                                    101,568  3,075,916       0.1%
#   Display Tech Co., Ltd.                                        52,616    184,427       0.0%
#   DMS Co., Ltd.                                                162,618  1,273,241       0.0%
#*  DNF Co., Ltd.                                                 71,511  1,048,166       0.0%
#   Dong A Eltek Co., Ltd.                                        78,504  1,065,949       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                               77,386  1,685,383       0.0%
    Dong-A Socio Holdings Co., Ltd.                               21,487  2,342,885       0.1%
    Dong-A ST Co., Ltd.                                           32,116  2,565,058       0.1%
#   Dong-A Steel Technology Co., Ltd.                              9,029     56,445       0.0%
#   Dong-Ah Geological Engineering Co., Ltd.                      76,065    885,969       0.0%
#   Dong-Il Corp.                                                  6,436    319,636       0.0%
#   Dongbang Transport Logistics Co., Ltd.                        64,316    101,287       0.0%
#*  DONGBU Co., Ltd.                                             831,396    582,757       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#*  Dongbu Corp.                                                    70,461 $  729,503       0.0%
*   Dongbu HiTek Co., Ltd.                                         293,840  3,761,659       0.1%
*   Dongbu Securities Co., Ltd.                                    276,105    861,293       0.0%
#*  Dongbu Steel Co., Ltd.                                          32,375    210,726       0.0%
    Dongil Industries Co., Ltd.                                     11,075    627,868       0.0%
#   Dongjin Semichem Co., Ltd.                                     255,935  4,714,781       0.1%
*   Dongkook Industrial Co., Ltd.                                  184,139    206,533       0.0%
    DongKook Pharmaceutical Co., Ltd.                               38,218  2,115,384       0.1%
#   Dongkuk Industries Co., Ltd.                                   312,436  1,172,329       0.0%
    Dongkuk Steel Mill Co., Ltd.                                   544,707  5,285,524       0.1%
#   Dongkuk Structures & Construction Co., Ltd.                    299,839  1,524,319       0.0%
#   Dongnam Marine Crane Co., Ltd.                                 176,144    466,963       0.0%
#   Dongsung Chemical Co., Ltd.                                     17,370    255,184       0.0%
    DONGSUNG Corp.                                                 226,392  1,156,195       0.0%
#   Dongsung Finetec Co., Ltd.                                     138,157    623,999       0.0%
#*  Dongsung Pharmaceutical Co., Ltd.                              142,763    490,445       0.0%
#   Dongwha Enterprise Co., Ltd.                                    28,221    895,456       0.0%
    Dongwha Pharm Co., Ltd.                                        200,939  1,586,139       0.0%
#   Dongwon Development Co., Ltd.                                  519,419  2,628,777       0.1%
#   Dongwon F&B Co., Ltd.                                           10,063  1,830,764       0.0%
    Dongwon Industries Co., Ltd.                                    11,165  2,845,883       0.1%
    Dongwon Systems Corp.                                           16,560    715,834       0.0%
#*  Dongwoo Farm To Table Co., Ltd.                                 58,857    217,094       0.0%
    Dongyang E&P, Inc.                                              40,212    434,194       0.0%
#*  Dongyang Steel Pipe Co., Ltd.                                  757,870    795,382       0.0%
#*  Doosan Engine Co., Ltd.                                        411,154  1,550,148       0.0%
#   DoubleUGames Co., Ltd.                                          69,759  3,197,938       0.1%
    Douzone Bizon Co., Ltd.                                        154,929  4,428,103       0.1%
#*  Dragonfly GF Co., Ltd.                                          51,555    217,408       0.0%
    DRB Holding Co., Ltd.                                           62,944    476,091       0.0%
#   DSK Co., Ltd.                                                   98,543    919,872       0.0%
#   DSR Corp.                                                       23,050    113,665       0.0%
#   DSR Wire Corp.                                                  66,361    288,748       0.0%
#*  DST ROBOT Co., Ltd.                                            448,645    836,722       0.0%
#*  Duk San Neolux Co., Ltd.                                        67,020  1,315,692       0.0%
#*  Duksan Hi-Metal Co., Ltd.                                       66,695    524,225       0.0%
#   Duksung Co., Ltd.                                               81,764    290,848       0.0%
    DY Corp.                                                       135,846    925,728       0.0%
    DY POWER Corp.                                                  60,459  1,284,151       0.0%
#   e Tec E&C, Ltd.                                                 12,949  1,737,342       0.0%
    e-Credible Co., Ltd.                                            13,096    180,002       0.0%
#   e-LITECOM Co., Ltd.                                             58,444    372,044       0.0%
#*  E-TRON Co., Ltd.                                             1,491,477    387,392       0.0%
    E1 Corp.                                                        25,214  1,294,623       0.0%
    Eagon Industrial, Ltd.                                          60,472    435,664       0.0%
#   Easy Bio, Inc.                                                 374,482  2,076,764       0.1%
#*  EcoBio Holdings Co., Ltd.                                       52,300    429,565       0.0%
#*  Ecopro Co., Ltd.                                               158,695  4,042,051       0.1%
#   EG Corp.                                                        40,033    386,148       0.0%
#*  Ehwa Technologies Information Co., Ltd.                      2,548,787    839,948       0.0%
#   Elcomtec Co., Ltd.                                             261,529    516,832       0.0%
#   Elentec Co., Ltd.                                              116,016    443,476       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   EM-Tech Co., Ltd.                                            102,271 $1,438,274       0.0%
#*  Emerson Pacific, Inc.                                         55,198  1,351,984       0.0%
#*  EMKOREA Co., Ltd.                                             60,585    149,801       0.0%
#*  EMW Co., Ltd.                                                173,518    451,011       0.0%
*   EN3 Co., Ltd.                                                 34,383     96,902       0.0%
#   Enex Co., Ltd.                                               325,098    492,117       0.0%
#   ENF Technology Co., Ltd.                                      79,474  1,935,441       0.0%
    Eo Technics Co., Ltd.                                         69,018  5,611,957       0.1%
#   Estechpharma Co., Ltd.                                        89,268    888,703       0.0%
#*  ESTsoft Corp.                                                 33,140    187,036       0.0%
#   Eugene Corp.                                                 453,657  2,201,389       0.1%
*   Eugene Investment & Securities Co., Ltd.                     588,034  1,561,095       0.0%
#   Eugene Technology Co., Ltd.                                  128,700  2,440,356       0.1%
#   Eusu Holdings Co., Ltd.                                      119,655    691,998       0.0%
#   EVERDIGM Corp.                                                87,678    810,444       0.0%
#*  EXA E&C, Inc.                                                 99,097    122,597       0.0%
    Exicon Co., Ltd.                                              29,302    264,976       0.0%
#   Ezwelfare Co., Ltd.                                           15,152     79,151       0.0%
    F&F Co., Ltd.                                                 61,898  2,183,893       0.1%
#   Farmsco                                                      168,568  1,814,201       0.0%
#*  FarmStory Co., Ltd.                                          547,789    628,968       0.0%
#   Feelux Co., Ltd.                                             274,164    708,048       0.0%
#   Fila Korea, Ltd.                                              94,250  5,695,757       0.1%
#   Fine DNC Co., Ltd.                                           103,000    283,435       0.0%
#   Fine Technix Co., Ltd.                                       206,246    508,368       0.0%
#*  Finetex EnE, Inc.                                             61,015    186,219       0.0%
#*  Firstec Co., Ltd.                                            209,199    645,451       0.0%
#*  Foosung Co., Ltd.                                            431,979  3,449,820       0.1%
    Fursys, Inc.                                                  14,730    443,018       0.0%
#*  G-SMATT GLOBAL Co., Ltd.                                     127,846  1,462,076       0.0%
#*  Gamevil, Inc.                                                 45,326  2,563,223       0.1%
    Gaon Cable Co., Ltd.                                          23,823    504,012       0.0%
#*  Genic Co., Ltd.                                               42,082    494,487       0.0%
#*  Genie Music Corp.                                            163,238    535,623       0.0%
#   Geumhwa PSC Co., Ltd.                                          6,153    219,617       0.0%
#*  Gigalane Co., Ltd.                                            70,854    199,674       0.0%
    GIIR, Inc.                                                    22,387    222,860       0.0%
#*  Global Display Co., Ltd.                                      62,631    143,671       0.0%
#   GMB Korea Corp.                                               73,978    494,480       0.0%
#*  GNCO Co., Ltd.                                               682,448  1,125,185       0.0%
#   Golfzon Co., Ltd.                                             26,580  1,099,992       0.0%
    GOLFZONNEWDIN Co., Ltd.                                      213,783  1,007,541       0.0%
#*  Good People Co., Ltd.                                         89,915    166,744       0.0%
    Grand Korea Leisure Co., Ltd.                                131,242  3,281,465       0.1%
    Green Cross Holdings Corp.                                    88,263  2,983,897       0.1%
*   GS Global Corp.                                              415,668  1,159,483       0.0%
    GS Home Shopping, Inc.                                        23,119  4,341,246       0.1%
#   Gwangju Shinsegae Co., Ltd.                                    3,631    776,051       0.0%
#   HAESUNG DS Co., Ltd.                                          76,086  1,210,495       0.0%
#   Haesung Industrial Co., Ltd.                                  25,164    276,572       0.0%
#*  Haesung Optics Co., Ltd.                                      60,772    254,824       0.0%
#   Haitai Confectionery & Foods Co., Ltd.                        28,706    425,530       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#*  Halla Corp.                                                    151,009 $  557,008       0.0%
#   Halla Holdings Corp.                                            72,415  4,380,635       0.1%
#   Han Kuk Carbon Co., Ltd.                                       265,268  1,388,325       0.0%
#*  Hana Micron, Inc.                                              152,743    692,083       0.0%
#   Hana Tour Service, Inc.                                         79,962  7,125,923       0.1%
#   Hancom MDS, Inc.                                                52,411    798,624       0.0%
#   Hancom, Inc.                                                   152,021  2,153,256       0.1%
#   Handok, Inc.                                                    46,806  1,024,410       0.0%
    Handsome Co., Ltd.                                             126,600  3,391,049       0.1%
    Hanil Cement Co., Ltd.                                          28,711  3,437,001       0.1%
#*  Hanil Vacuum Co., Ltd.                                         242,860    495,417       0.0%
#*  Hanjin Heavy Industries & Construction Co., Ltd.               712,169  2,429,198       0.1%
#*  Hanjin Heavy Industries & Construction Holdings Co., Ltd.       87,816    371,528       0.0%
#*  Hanjin Kal Corp.                                               370,559  7,162,010       0.1%
    Hanjin Transportation Co., Ltd.                                 86,910  2,227,611       0.1%
#*  Hankook Cosmetics Co., Ltd.                                     77,549  1,234,473       0.0%
#   Hankook Cosmetics Manufacturing Co., Ltd.                       15,080    533,734       0.0%
    Hankook Shell Oil Co., Ltd.                                      5,290  1,870,805       0.0%
    Hankuk Glass Industries, Inc.                                    9,314    258,138       0.0%
    Hankuk Paper Manufacturing Co., Ltd.                            23,476    554,291       0.0%
#   Hankuk Steel Wire Co., Ltd.                                     58,735    149,505       0.0%
#   Hanla IMS Co., Ltd.                                             43,244    275,976       0.0%
#   Hanmi Semiconductor Co., Ltd.                                  230,587  2,070,824       0.1%
#   HanmiGlobal Co., Ltd.                                           65,410    560,108       0.0%
#   Hans Biomed Corp.                                               62,852    931,422       0.0%
#   Hansae Co., Ltd.                                               179,726  4,182,986       0.1%
#   Hansae MK Co., Ltd.                                             42,663    497,246       0.0%
#   Hansae Yes24 Holdings Co., Ltd.                                 96,969    874,930       0.0%
#   Hanshin Construction                                            60,839    871,767       0.0%
#   Hanshin Machinery Co.                                          226,979    774,350       0.0%
    Hansol Chemical Co., Ltd.                                       76,789  5,065,145       0.1%
*   Hansol Holdings Co., Ltd.                                      389,445  2,152,873       0.1%
#*  Hansol HomeDeco Co., Ltd.                                      664,337    871,569       0.0%
    Hansol Paper Co., Ltd.                                         145,379  2,135,248       0.1%
#*  Hansol SeenTec Co., Ltd.                                       318,065    313,794       0.0%
#*  Hansol Technics Co., Ltd.                                      166,414  2,625,048       0.1%
#*  Hanwha Galleria Timeworld Co., Ltd.                             17,255    553,885       0.0%
#   Hanwha General Insurance Co., Ltd.                             358,085  2,609,204       0.1%
#*  Hanwha Investment & Securities Co., Ltd.                     1,037,505  2,681,682       0.1%
#   Hanyang Eng Co., Ltd.                                           67,656    934,128       0.0%
#   Hanyang Securities Co., Ltd.                                    36,657    265,283       0.0%
#   Harim Co., Ltd.                                                265,770    834,297       0.0%
#   Harim Holdings Co., Ltd.                                       300,775  1,019,279       0.0%
#   HB Technology Co., Ltd.                                        451,483  1,728,550       0.0%
#   Heung-A Shipping Co., Ltd.                                   1,147,462  1,285,088       0.0%
#*  Heungkuk Fire & Marine Insurance Co., Ltd.                     229,881  1,267,339       0.0%
#   High Tech Pharm Co., Ltd.                                       23,615    232,950       0.0%
    Hitejinro Holdings Co., Ltd.                                    67,857    657,546       0.0%
*   HizeAero Co., Ltd.                                               9,927     68,481       0.0%
#   HMC Investment Securities Co., Ltd.                            155,856  1,623,079       0.0%
#   Home Center Holdings Co., Ltd.                                 534,946  1,039,414       0.0%
#*  Homecast Co., Ltd.                                             232,691  2,805,659       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   HS Industries Co., Ltd.                                        331,416 $3,167,037       0.1%
    HS R&A Co., Ltd.                                               262,709    552,425       0.0%
    Huchems Fine Chemical Corp.                                    207,472  4,366,226       0.1%
    Humax Co., Ltd.                                                155,122  1,305,332       0.0%
#   Humedix Co., Ltd.                                               44,790  1,394,680       0.0%
#*  Huneed Technologies                                             87,618    911,167       0.0%
*   Huons Co., Ltd.                                                 33,580  2,012,255       0.1%
#   Huons Global Co., Ltd.                                          41,429  1,568,834       0.0%
    Husteel Co., Ltd.                                               11,243    146,476       0.0%
    Huvis Corp.                                                    124,216    864,786       0.0%
#   Huvitz Co., Ltd.                                                86,724  1,057,524       0.0%
#   Hwa Shin Co., Ltd.                                             153,608    684,802       0.0%
    Hwacheon Machine Tool Co., Ltd.                                  5,689    263,650       0.0%
#   Hwail Pharm Co., Ltd.                                           74,710    408,972       0.0%
    Hwangkum Steel & Technology Co., Ltd.                           78,961    671,227       0.0%
    HwaSung Industrial Co., Ltd.                                    79,316  1,072,421       0.0%
#   Hy-Lok Corp.                                                    76,315  1,684,091       0.0%
#   Hyosung ONB Co., Ltd.                                           10,277     96,803       0.0%
#   HyosungITX Co., Ltd.                                            29,128    334,450       0.0%
    Hyundai BNG Steel Co., Ltd.                                     92,077  1,024,576       0.0%
#*  Hyundai Cement Co.                                              22,245    349,641       0.0%
#   Hyundai Corp Holdings Inc.                                      41,891    544,690       0.0%
    Hyundai Corp.                                                   68,663  1,354,446       0.0%
    Hyundai Elevator Co., Ltd.                                      63,829  3,123,013       0.1%
    Hyundai Engineering Plastics Co., Ltd.                         161,066  1,042,527       0.0%
    Hyundai Hy Communications & Networks Co., Ltd.                 332,548  1,083,401       0.0%
    Hyundai Livart Furniture Co., Ltd.                             120,416  2,570,487       0.1%
#*  Hyundai Merchant Marine Co., Ltd.                               35,373    233,685       0.0%
#   Hyundai Pharmaceutical Co., Ltd.                               168,796    507,900       0.0%
#   HyVision System, Inc.                                           99,434  1,119,858       0.0%
#   I Controls, Inc.                                                21,522    556,111       0.0%
#   i-Components Co., Ltd.                                          43,399    263,466       0.0%
    i-SENS, Inc.                                                    98,612  2,078,998       0.1%
#   I3System, Inc.                                                  34,950    655,796       0.0%
#*  iA, Inc.                                                       211,507    678,536       0.0%
#   ICD Co., Ltd.                                                  110,626  1,489,584       0.0%
#*  IE, Ltd.                                                     1,307,133    145,256       0.0%
#*  IHQ, Inc.                                                      535,723    909,152       0.0%
#   Il Dong Holdings Co., Ltd.                                      33,200    428,277       0.0%
#   IL Dong Pharmaceutical Co., Ltd.                                51,329  1,040,274       0.0%
    Ilji Technology Co., Ltd.                                       10,190     40,914       0.0%
#   Iljin Diamond Co., Ltd.                                         29,894    519,236       0.0%
#   Iljin Electric Co., Ltd.                                       135,159    554,801       0.0%
#   Iljin Holdings Co., Ltd.                                       203,422    943,301       0.0%
#   Iljin Materials Co., Ltd.                                      139,448  4,022,575       0.1%
#   Ilshin Spinning Co., Ltd.                                       11,637  1,247,093       0.0%
#*  ilShinbiobase Co,Ltd.                                          193,097    361,105       0.0%
#   Ilsung Pharmaceuticals Co., Ltd.                                 3,984    489,211       0.0%
#*  IM Co., Ltd.                                                   191,725    613,453       0.0%
    iMarketKorea, Inc.                                             170,219  1,456,340       0.0%
#   InBody Co., Ltd.                                                93,707  2,435,012       0.1%
#*  Infinitt Healthcare Co., Ltd.                                  124,252    680,215       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#*  Infraware, Inc.                                                184,486 $  248,945       0.0%
#*  INITECH Co., Ltd.                                               67,933    372,067       0.0%
#*  InkTec Co., Ltd.                                                 8,164     28,523       0.0%
    Innocean Worldwide, Inc.                                        40,684  2,790,877       0.1%
#*  InnoWireless, Inc.                                              21,995    238,601       0.0%
*   Innox Advanced Materials Co., Ltd.                              44,674  2,927,017       0.1%
#*  Innox Corp.                                                     19,227    266,824       0.0%
#*  Insun ENT Co., Ltd.                                            266,481  1,614,732       0.0%
#   Intelligent Digital Integrated Security Co., Ltd.               33,909    252,373       0.0%
    Intergis Co., Ltd.                                              11,220     29,971       0.0%
#   Interojo Co., Ltd.                                              63,464  2,124,876       0.1%
#   Interpark Corp.                                                108,768    906,092       0.0%
    Interpark Holdings Corp.                                       396,877  1,483,062       0.0%
    INTOPS Co., Ltd.                                               116,641  1,094,370       0.0%
#*  INVENIA Co., Ltd.                                              110,992    468,515       0.0%
#   Inzi Controls Co., Ltd.                                         42,034    226,540       0.0%
#   INZI Display Co., Ltd.                                          32,254     58,171       0.0%
#*  Iones Co., Ltd.                                                 54,407    637,209       0.0%
    IS Dongseo Co., Ltd.                                            80,542  2,485,276       0.1%
#   ISC Co., Ltd.                                                   72,889  1,381,822       0.0%
    ISU Chemical Co., Ltd.                                          96,249  1,474,263       0.0%
#   IsuPetasys Co., Ltd.                                           234,729    928,049       0.0%
#   J.ESTINA Co., Ltd.                                              98,583    587,618       0.0%
#*  Jaeyoung Solutec Co., Ltd.                                     157,239    287,506       0.0%
#   Jahwa Electronics Co., Ltd.                                     95,508  1,817,653       0.0%
#   JASTECH, Ltd.                                                   69,839  1,159,933       0.0%
#*  Jayjun Cosmetic Co., Ltd.                                      453,681  2,723,658       0.1%
    JB Financial Group Co., Ltd.                                 1,137,775  5,981,352       0.1%
#   JC Hyun System, Inc.                                            93,701    507,863       0.0%
*   Jcontentree Corp.                                              291,540  1,081,351       0.0%
#   Jeil Pharma Holdings, Inc.                                       9,926    354,538       0.0%
#*  Jeil Pharmaceutical Co., Ltd.                                    3,729    210,395       0.0%
    Jeju Air Co., Ltd.                                              58,366  1,837,986       0.0%
#*  Jeju Semiconductor Corp.                                        85,419    247,572       0.0%
#*  Jeongsan Aikang Co., Ltd.                                      237,589    584,502       0.0%
    Jinro Distillers Co., Ltd.                                      15,561    480,118       0.0%
#   Jinsung T.E.C.                                                  93,414    845,910       0.0%
#   JLS Co., Ltd.                                                   60,840    426,331       0.0%
#*  JoyCity Corp.                                                   28,364    354,555       0.0%
#   JS Corp.                                                        12,365    160,700       0.0%
*   Jusung Engineering Co., Ltd.                                   290,684  3,565,970       0.1%
    JVM Co., Ltd.                                                   30,590  1,561,311       0.0%
#   JW Holdings Corp.                                              260,748  1,873,974       0.0%
#   JW Pharmaceutical Corp.                                         69,431  2,584,237       0.1%
#   JW Shinyak Corp.                                                16,523    117,836       0.0%
#*  JYP Entertainment Corp.                                        211,588  2,192,101       0.1%
#   Kangnam Jevisco Co., Ltd.                                       29,041    946,235       0.0%
#   KAON Media Co., Ltd.                                           111,714    965,206       0.0%
    KC Cottrell Co., Ltd.                                           15,012     59,094       0.0%
#   KC Green Holdings Co., Ltd.                                    122,562    572,854       0.0%
#   KC Tech Co., Ltd.                                              160,513  3,438,490       0.1%
#   KCC Engineering & Construction Co., Ltd.                        62,491    472,017       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
    KCI, Ltd.                                                      2,256 $   16,125       0.0%
#*  KEC Corp.                                                    598,573    708,175       0.0%
#   KEPCO Engineering & Construction Co., Inc.                   111,799  1,787,308       0.0%
#   Keyang Electric Machinery Co., Ltd.                          205,292    833,188       0.0%
#*  KEYEAST Co., Ltd.                                            466,462    887,222       0.0%
    KG Chemical Corp.                                             68,855  1,002,147       0.0%
#   KG Eco Technology Service Co., Ltd.                          234,280    834,710       0.0%
#   Kginicis Co., Ltd.                                           136,223  1,838,863       0.0%
#   KGMobilians Co., Ltd.                                        138,520    855,089       0.0%
#   KH Vatec Co., Ltd.                                           135,110  1,369,986       0.0%
    KISCO Corp.                                                   37,570  1,270,344       0.0%
#   KISCO Holdings Co., Ltd.                                      10,060    717,746       0.0%
#   Kishin Corp.                                                  49,420    217,302       0.0%
    KISWIRE, Ltd.                                                 50,732  1,594,969       0.0%
#*  KJ Pretech Co., Ltd.                                          50,707     99,103       0.0%
#*  KleanNara Co., Ltd.                                          154,710    593,631       0.0%
*   KMH Co., Ltd.                                                 80,830    674,567       0.0%
#*  KMH Hitech Co., Ltd.                                         147,148    142,010       0.0%
#   Kocom Co., Ltd.                                               59,560    409,321       0.0%
#   Kodaco Co., Ltd.                                             278,877    763,739       0.0%
#*  KODI-M Co., Ltd.                                             356,894    390,779       0.0%
    Koentec Co., Ltd.                                            213,904    799,587       0.0%
    Koh Young Technology, Inc.                                    87,881  6,028,135       0.1%
#   Kolao Holdings                                               193,141    861,713       0.0%
    Kolmar BNH Co., Ltd.                                          61,048  1,859,646       0.0%
#   Kolon Corp.                                                   50,319  3,457,948       0.1%
#   Kolon Global Corp.                                            46,405    406,076       0.0%
#   Kolon Life Science, Inc.                                       1,839    251,923       0.0%
#   Kolon Plastic, Inc.                                          122,692    819,395       0.0%
#   Komelon Corp.                                                 39,167    340,735       0.0%
#*  KONA I Co., Ltd.                                             116,957  1,108,262       0.0%
#   Kook Soon Dang Brewery Co., Ltd.                             102,707    562,017       0.0%
#   Kopla Co., Ltd.                                              117,693    505,677       0.0%
#   Korea Alcohol Industrial Co., Ltd.                           112,755    819,917       0.0%
#   Korea Autoglass Corp.                                         70,686  1,197,203       0.0%
#   Korea Cast Iron Pipe Industries Co., Ltd.                     75,632    679,018       0.0%
#   Korea Circuit Co., Ltd.                                       98,725  1,469,300       0.0%
    Korea District Heating Corp.                                  24,542  1,573,244       0.0%
    Korea Electric Terminal Co., Ltd.                             43,333  2,710,022       0.1%
#   Korea Electronic Certification Authority, Inc.               134,221    784,082       0.0%
#   Korea Electronic Power Industrial Development Co., Ltd.       74,881    282,067       0.0%
    Korea Export Packaging Industrial Co., Ltd.                    5,621     79,297       0.0%
    Korea Flange Co., Ltd.                                        20,776    197,596       0.0%
#   Korea Fuel-Tech Corp.                                         79,102    262,852       0.0%
#   Korea Industrial Co., Ltd.                                    95,471    245,771       0.0%
#*  Korea Information & Communications Co, Ltd.                  117,495  1,035,256       0.0%
#   Korea Information Certificate Authority, Inc.                150,707    716,325       0.0%
#   Korea Kolmar Co., Ltd.                                        18,919  1,399,545       0.0%
#   Korea Kolmar Holdings Co., Ltd.                               57,270  2,306,902       0.1%
#*  Korea Line Corp.                                             121,541  3,556,769       0.1%
#*  Korea Materials & Analysis Corp.                              38,033    514,569       0.0%
#   Korea United Pharm, Inc.                                      88,713  1,912,041       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
    Korean Reinsurance Co.                                       359,208 $3,591,406       0.1%
    Kortek Corp.                                                  89,452  1,158,754       0.0%
#   KPX Chemical Co., Ltd.                                        16,314  1,096,391       0.0%
#*  KR Motors Co., Ltd.                                           56,572     20,377       0.0%
#   Ksign Co., Ltd.                                              353,174    429,001       0.0%
    KSS LINE, Ltd.                                               112,394    975,735       0.0%
*   KT Hitel Co., Ltd.                                           107,174    505,218       0.0%
    KT Skylife Co., Ltd.                                         186,327  2,313,065       0.1%
#   KT Submarine Co., Ltd.                                       129,898    530,618       0.0%
*   KTB Investment & Securities Co., Ltd.                        443,890  1,371,208       0.0%
#   KTCS Corp.                                                   260,233    558,758       0.0%
#   Ktis Corp.                                                   217,997    596,213       0.0%
#*  Kuk Young G&M                                                186,943    191,973       0.0%
#   Kukbo Design Co., Ltd.                                        30,314    553,709       0.0%
#   Kukdo Chemical Co., Ltd.                                      31,215  1,642,419       0.0%
*   Kukdong Corp.                                                  2,138      6,876       0.0%
#   Kukdong Oil & Chemicals Co., Ltd.                             89,179    253,910       0.0%
#*  Kum Yang Co., Ltd. .                                         101,497    215,703       0.0%
#*  Kumho Electric Co., Ltd.                                      18,861    136,752       0.0%
#   Kumho Industrial Co., Ltd.                                   199,815  1,724,480       0.0%
#*  Kumho Tire Co., Inc.                                         951,984  5,572,886       0.1%
#   Kumkang Kind Co., Ltd.                                        21,211    581,035       0.0%
    Kwang Dong Pharmaceutical Co., Ltd.                          313,294  2,265,081       0.1%
#*  Kwang Myung Electric Co., Ltd.                               378,243    893,974       0.0%
#   Kwangju Bank Co., Ltd.                                       224,634  2,365,791       0.1%
#*  Kyeryong Construction Industrial Co., Ltd.                    26,466    422,835       0.0%
    Kyobo Securities Co., Ltd.                                   187,954  1,528,895       0.0%
#   Kyongbo Pharmaceutical Co., Ltd.                              95,168  1,037,080       0.0%
#   Kyung Dong Navien Co., Ltd.                                   51,000  1,843,105       0.0%
#*  Kyung Nam Pharm Co., Ltd.                                     59,602    551,037       0.0%
#   Kyung-In Synthetic Corp.                                     254,644  1,081,382       0.0%
#   Kyungbang, Ltd.                                               87,364  1,135,498       0.0%
#   Kyungchang Industrial Co., Ltd.                               87,499    323,305       0.0%
*   KyungDong City Gas Co., Ltd.                                  23,254    708,750       0.0%
#   KyungDong Invest Co., Ltd.                                     9,266    380,492       0.0%
    Kyungdong Pharm Co., Ltd.                                     60,095  1,056,965       0.0%
#   L&F Co., Ltd.                                                108,005  3,124,354       0.1%
#*  LabGenomics Co., Ltd.                                          9,768     72,708       0.0%
#*  LB Semicon, Inc.                                             266,066    608,839       0.0%
#   LEADCORP, Inc. (The)                                         150,125    895,347       0.0%
#*  Leaders Cosmetics Co., Ltd.                                  101,387  1,690,206       0.0%
    Lee Ku Industrial Co., Ltd.                                  223,689    460,787       0.0%
    LEENO Industrial, Inc.                                        79,506  3,635,223       0.1%
#   Leenos Corp.                                                 208,490    454,995       0.0%
    LF Corp.                                                     177,753  4,096,786       0.1%
    LG Hausys, Ltd.                                               56,618  4,597,411       0.1%
    LG International Corp.                                       267,838  6,951,142       0.1%
#   Lion Chemtech Co., Ltd.                                       57,397    815,143       0.0%
#*  Liveplex Co., Ltd.                                           686,550    503,823       0.0%
#   LMS Co., Ltd.                                                 53,714    487,062       0.0%
#   Lock & Lock Co., Ltd.                                        160,625  3,105,815       0.1%
#*  LOT Vacuum Co., Ltd.                                          67,743  1,013,755       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
    Lotte Corp.                                                      1,196 $   79,602       0.0%
    LOTTE Fine Chemical Co., Ltd.                                  157,931  5,681,157       0.1%
    Lotte Food Co., Ltd.                                               552    295,134       0.0%
    LOTTE Himart Co., Ltd.                                          62,549  4,140,502       0.1%
    Lotte Non-Life Insurance Co., Ltd.                             564,705  1,667,716       0.0%
    LS Industrial Systems Co., Ltd.                                 31,042  1,662,251       0.0%
#*  Lumens Co., Ltd.                                               376,967  1,216,966       0.0%
#   Lutronic Corp.                                                  94,212    947,761       0.0%
#*  Macrogen, Inc.                                                  76,933  1,869,093       0.0%
    Maeil Holdings Co., Ltd.                                       109,098  1,874,684       0.0%
#*  Majestar Co., Ltd.                                             253,982    354,808       0.0%
*   Maniker Co., Ltd.                                               42,141     25,382       0.0%
#*  Mcnex Co., Ltd.                                                 51,891    823,640       0.0%
#*  Mediana Co., Ltd.                                               39,351    391,699       0.0%
#   Meerecompany, Inc.                                              22,769  1,191,261       0.0%
#   MegaStudy Co., Ltd.                                             21,046    585,050       0.0%
    MegaStudyEdu Co., Ltd.                                           4,919    180,707       0.0%
#*  Melfas, Inc.                                                   162,116    540,790       0.0%
#   META BIOMED Co., Ltd.                                          157,118    482,664       0.0%
#*  Mgame Corp.                                                    136,770    531,813       0.0%
#   Mi Chang Oil Industrial Co., Ltd.                                6,207    482,793       0.0%
#*  MiCo, Ltd.                                                     235,572    750,567       0.0%
#   Minwise Co., Ltd.                                               72,098  1,559,343       0.0%
    Mirae Asset Life Insurance Co., Ltd.                           691,596  3,615,282       0.1%
#*  Mirae Corp.                                                  2,226,388    473,311       0.0%
#   Miwon Chemicals Co., Ltd.                                        3,630    203,670       0.0%
*   Miwon Commercial Co., Ltd.                                         716    147,067       0.0%
#   Miwon Holdings Co., Ltd.                                         3,706    161,299       0.0%
#*  Miwon Specialty Chemical Co., Ltd.                              11,498    582,922       0.0%
#   MK Electron Co., Ltd.                                          135,468  1,338,782       0.0%
#*  MNTech Co., Ltd.                                               154,760    679,072       0.0%
#   Mobase Co., Ltd.                                               108,847    685,731       0.0%
#*  Moda, Inc.                                                     131,439    752,689       0.0%
#*  Moda-InnoChips Co., Ltd.                                        14,702    160,921       0.0%
    Modetour Network, Inc.                                         132,911  3,492,288       0.1%
#   Monalisa Co., Ltd.                                             108,874    479,407       0.0%
#   MonAmi Co., Ltd.                                               112,097    319,379       0.0%
#   Moorim P&P Co., Ltd.                                           196,736    737,864       0.0%
#*  Moorim Paper Co., Ltd.                                         149,278    333,437       0.0%
#   Motonic Corp.                                                   86,885    716,305       0.0%
#*  MPK Group, Inc.                                                151,072    177,319       0.0%
#   Muhak Co., Ltd.                                                122,263  1,983,994       0.1%
#   Multicampus Co, Ltd.                                            18,718    556,803       0.0%
#   Myungmoon Pharm Co., Ltd.                                      165,969    906,343       0.0%
#   Namhae Chemical Corp.                                          211,659  1,716,975       0.0%
#*  Namsun Aluminum Co., Ltd.                                      677,470    665,746       0.0%
#*  Namuga Co., Ltd.                                                 9,406    210,939       0.0%
    Namyang Dairy Products Co., Ltd.                                 2,928  1,716,267       0.0%
    Nasmedia Co., Ltd.                                              29,359  1,631,535       0.0%
#*  Naturalendo Tech Co., Ltd.                                      24,278    528,003       0.0%
#   NeoPharm Co., Ltd.                                              38,474  1,204,446       0.0%
#*  Neowiz                                                         136,646  1,429,328       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
#*  NEOWIZ HOLDINGS Corp.                                         42,417 $  499,936       0.0%
#*  NEPES Corp.                                                  158,873  1,279,479       0.0%
#   Nexen Corp.                                                  257,315  1,872,508       0.0%
    Nexen Tire Corp.                                             255,124  2,927,764       0.1%
#*  Nexon GT Co., Ltd.                                           122,123  1,324,226       0.0%
#*  Next Entertainment World Co., Ltd.                           101,573    734,835       0.0%
#   Nexturn Co., Ltd.                                             55,102    743,394       0.0%
*   NHN BUGS Corp.                                                45,508    387,247       0.0%
#*  NHN Entertainment Corp.                                      107,792  6,607,451       0.1%
#*  NHN KCP Corp.                                                 93,431  1,469,536       0.0%
    NI Steel Co., Ltd.                                             6,100     18,983       0.0%
    NICE Holdings Co., Ltd.                                      131,395  1,864,462       0.0%
#   Nice Information & Telecommunication, Inc.                    47,343  1,018,785       0.0%
#   NICE Information Service Co., Ltd.                           272,052  2,076,571       0.1%
#   NICE Total Cash Management Co., Ltd.                         134,539  1,239,811       0.0%
#*  NK Co., Ltd.                                                 435,043    504,691       0.0%
#   Nong Shim Holdings Co., Ltd.                                  14,750  1,508,483       0.0%
#*  Nong Woo Bio Co., Ltd.                                        68,663    977,432       0.0%
#   Noroo Holdings Co., Ltd.                                      14,631    235,078       0.0%
    NOROO Paint & Coatings Co., Ltd.                              81,625    660,362       0.0%
    NPC                                                           66,771    359,108       0.0%
#   NS Shopping Co., Ltd.                                        145,658  1,957,392       0.1%
#*  Nuri Telecom Co., Ltd.                                        57,184    490,624       0.0%
#*  NUTRIBIOTECH Co., Ltd.                                        86,601  1,689,095       0.0%
#*  NUVOTEC Co., Ltd.                                            153,125    376,750       0.0%
#*  Omnisystem Co., Ltd.                                         306,179    655,027       0.0%
#   Openbase, Inc.                                               221,380    664,239       0.0%
#   Opto Device Technology Co., Ltd.                              83,155    523,721       0.0%
#*  OPTRON-TEC, Inc.                                             145,768    936,535       0.0%
#*  Orbitech Co., Ltd.                                           159,009    540,017       0.0%
#*  Orientbio, Inc.                                              446,032    462,101       0.0%
#   Orion Holdings Corp.                                          73,990  1,701,853       0.0%
*   Osstem Implant Co., Ltd.                                      90,651  5,824,791       0.1%
#*  Osung LST Co., Ltd.                                          618,744    340,841       0.0%
*   Paik Kwang Industrial Co., Ltd.                               58,799    142,899       0.0%
#*  Pan-Pacific Co., Ltd.                                        208,831    661,759       0.0%
#   Pang Rim Co., Ltd.                                            10,174    183,531       0.0%
#*  PaperCorea, Inc.                                             193,504    349,034       0.0%
#   Paradise Co., Ltd.                                           396,551  7,118,805       0.1%
    Partron Co., Ltd.                                            393,810  3,074,570       0.1%
#*  Paru Co., Ltd.                                               228,164    859,771       0.0%
#*  People & Technologies, Inc.                                   52,901    610,293       0.0%
#   PHARMA RESEARCH PRODUCTS Co., Ltd.                            41,159  1,642,578       0.0%
#*  Pharmicell Co., Ltd.                                          85,904    322,246       0.0%
#*  Phoenix Materials Co., Ltd.                                  340,119    293,086       0.0%
#   Pixelplus Co., Ltd.                                           29,482    272,567       0.0%
#*  PNE Solution Co., Ltd.                                        86,108    628,274       0.0%
#*  Pobis TNC Co., Ltd.                                          261,932    399,028       0.0%
    Poongsan Corp.                                               158,167  6,936,842       0.1%
    Poongsan Holdings Corp.                                       34,674  1,681,356       0.0%
#   POSCO Chemtech Co., Ltd.                                     172,510  4,323,244       0.1%
    POSCO Coated & Color Steel Co., Ltd.                          20,770    519,643       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   Posco ICT Co., Ltd.                                          427,451 $2,685,509       0.1%
#   Posco M-Tech Co., Ltd.                                       153,695    332,661       0.0%
#*  Power Logics Co., Ltd.                                       232,551  1,030,274       0.0%
#*  Prostemics Co., Ltd.                                         138,631    513,511       0.0%
#   Protec Co., Ltd.                                              45,127    720,932       0.0%
#   PS TEC Co., Ltd.                                             105,727    510,515       0.0%
#   PSK, Inc.                                                    121,588  2,443,794       0.1%
#   Pulmuone Co., Ltd.                                             7,848    830,285       0.0%
#   Pyeong Hwa Automotive Co., Ltd.                              109,829  1,123,675       0.0%
#*  RaonSecure Co., Ltd.                                         206,900    495,792       0.0%
    Rayence Co., Ltd.                                             11,460    195,564       0.0%
#*  Redrover Co., Ltd.                                           314,062    954,945       0.0%
#   Reyon Pharmaceutical Co., Ltd.                                43,628  1,405,934       0.0%
#   RFsemi Technologies, Inc.                                     30,415    197,834       0.0%
#*  RFTech Co., Ltd.                                             166,961    782,043       0.0%
#   Robostar Co., Ltd.                                            51,380    780,031       0.0%
#   Rorze Systems Corp.                                           64,507    379,166       0.0%
#*  S Net Systems, Inc.                                          102,884    450,683       0.0%
#*  S&S Tech Corp.                                               132,790    507,524       0.0%
#*  S&T Corp.                                                     14,935    204,569       0.0%
*   S&T Dynamics Co., Ltd.                                       188,584  1,409,466       0.0%
    S&T Holdings Co., Ltd.                                        64,489    952,615       0.0%
#   S&T Motiv Co., Ltd.                                           82,892  3,378,922       0.1%
#*  S-Connect Co., Ltd.                                          422,477    853,621       0.0%
#   S-Energy Co., Ltd.                                            89,497    599,252       0.0%
#*  S-MAC Co., Ltd.                                              882,771    979,746       0.0%
#*  S.Y. Panel Co., Ltd.                                         100,279    601,802       0.0%
#   Sajo Industries Co., Ltd.                                     25,607  1,672,068       0.0%
#*  Sajodongaone Co., Ltd.                                       199,674    277,379       0.0%
*   SAJOHAEPYO Corp.                                                 574      5,510       0.0%
#   Sam Chun Dang Pharm Co., Ltd.                                128,414  1,496,560       0.0%
#*  SAM KANG M&T Co., Ltd.                                        75,787    372,596       0.0%
    Sam Young Electronics Co., Ltd.                               95,284  1,157,244       0.0%
#   Sam Yung Trading Co., Ltd.                                    82,857  1,320,637       0.0%
    Sam-A Pharm Co., Ltd.                                          4,439     62,217       0.0%
#   Sambo Motors Co., Ltd.                                        16,143     78,489       0.0%
    Samchully Co., Ltd.                                           21,899  2,003,794       0.1%
#   Samchuly Bicycle Co., Ltd.                                    67,299    511,595       0.0%
#   Samho Development Co., Ltd.                                  159,829    606,355       0.0%
#*  Samho International Co., Ltd.                                 46,386    676,278       0.0%
#   SAMHWA Paints Industrial Co., Ltd.                            80,791    556,719       0.0%
#   Samick Musical Instruments Co., Ltd.                         555,003    969,560       0.0%
#   Samick THK Co., Ltd.                                          84,001  1,349,953       0.0%
#*  Samji Electronics Co., Ltd.                                  104,626    720,281       0.0%
#*  Samjin LND Co., Ltd.                                          98,862    230,436       0.0%
    Samjin Pharmaceutical Co., Ltd.                               82,503  2,438,189       0.1%
#   Samkee Automotive Co., Ltd.                                  173,253    551,267       0.0%
#   Samkwang Glass                                                26,261  1,181,653       0.0%
    Sammok S-Form Co., Ltd.                                       80,813    941,427       0.0%
#*  SAMPYO Cement Co., Ltd.                                      226,765    629,560       0.0%
    Samsung Climate Control Co., Ltd.                              3,552     38,222       0.0%
#*  Samsung Pharmaceutical Co., Ltd.                              71,146    222,163       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   SAMT Co., Ltd.                                                 453,527 $  835,292       0.0%
#   Samwha Capacitor Co., Ltd.                                      63,837  1,300,856       0.0%
#   Samyang Corp.                                                   26,958  2,334,192       0.1%
#   Samyang Foods Co., Ltd.                                         26,240  1,424,094       0.0%
    Samyang Holdings Corp.                                          31,442  2,537,357       0.1%
#   Samyang Tongsang Co., Ltd.                                      16,412    642,661       0.0%
*   Samyoung Chemical Co., Ltd.                                     36,713     37,387       0.0%
    Samyoung M-Tek Co., Ltd.                                        10,739     34,853       0.0%
#   Sang-A Frontec Co., Ltd.                                        60,793    752,593       0.0%
#*  Sangbo Corp.                                                   203,435    372,264       0.0%
    Sangsin Brake                                                   39,578    266,663       0.0%
#   SaraminHR Co, Ltd.                                              49,012    933,292       0.0%
#   Satrec Initiative Co., Ltd.                                     23,839    954,844       0.0%
#   SAVEZONE I&C Corp.                                             110,761    509,042       0.0%
#*  SBI Investment Korea Co., Ltd.                                 257,130    192,736       0.0%
    SBS Contents Hub Co., Ltd.                                      45,751    342,688       0.0%
    SBS Media Holdings Co., Ltd.                                   401,222  1,087,287       0.0%
#*  SBW                                                          1,093,979  1,309,656       0.0%
#*  SDN Co., Ltd.                                                  233,470    305,413       0.0%
    Seah Besteel Corp.                                             119,407  3,390,276       0.1%
#   SeAH Holdings Corp.                                              5,096    716,162       0.0%
    SeAH Steel Corp.                                                27,459  2,252,316       0.1%
#   Sebang Co., Ltd.                                                83,682  1,016,023       0.0%
    Sebang Global Battery Co., Ltd.                                 58,927  1,781,105       0.0%
    Sebo Manufacturing Engineer Corp.                               50,252    485,110       0.0%
*   Seegene, Inc.                                                   52,991  1,346,301       0.0%
#   Sejong Industrial Co., Ltd.                                     76,315    530,262       0.0%
*   Sejong Telecom, Inc.                                         2,602,096  1,319,552       0.0%
#   Sejoong Co., Ltd.                                               80,478    246,162       0.0%
#   Sekonix Co., Ltd.                                               76,604    917,314       0.0%
#*  Selvas AI, Inc.                                                111,896    354,531       0.0%
    Sempio Co.                                                       6,076    173,662       0.0%
#   Sempio Foods Co.                                                14,221    421,871       0.0%
#   Semyung Electric Machinery Co., Ltd.                             9,493     42,957       0.0%
#   Seobu T&D                                                      186,962  2,478,528       0.1%
#   Seohan Co., Ltd.                                               665,350  1,277,566       0.0%
#   Seohee Construction Co., Ltd.                                1,374,142  1,356,857       0.0%
#   Seondo Electric Co., Ltd.                                       91,667    265,466       0.0%
#   Seoul Auction Co., Ltd.                                         95,204    599,117       0.0%
#*  Seoul Electronics & Telecom                                    269,734    338,448       0.0%
#   Seoul Pharma Co., Ltd.                                          56,814    557,757       0.0%
    Seoul Semiconductor Co., Ltd.                                  304,747  7,480,278       0.1%
    Seoulin Bioscience Co., Ltd.                                    12,675    137,634       0.0%
    Seowon Co., Ltd.                                               169,363    165,560       0.0%
#   SEOWONINTECH Co., Ltd.                                          91,951    862,104       0.0%
#   Seoyon Co., Ltd.                                               112,588    806,374       0.0%
    Seoyon E-Hwa Co., Ltd.                                          69,305    743,212       0.0%
#*  Sewon Cellontech Co., Ltd.                                     413,385    840,658       0.0%
    Sewon Precision Industry Co., Ltd.                              27,742    423,259       0.0%
#   SEWOONMEDICAL Co., Ltd.                                        179,369    554,036       0.0%
#   SFA Engineering Corp.                                          107,646  3,918,986       0.1%
*   SFA Semicon Co, Ltd.                                           632,106  1,417,887       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#*  SFC Co., Ltd.                                                  159,821 $  408,496       0.0%
#*  SG Corp.                                                     1,029,814    910,923       0.0%
#*  SG&G Corp.                                                     183,445    496,886       0.0%
#*  SGA Co., Ltd.                                                  659,121    527,759       0.0%
#   SH Energy & Chemical Co., Ltd.                                 739,431    987,206       0.0%
#*  Shin Poong Pharmaceutical Co., Ltd.                            286,037  1,562,879       0.0%
#   Shinil Industrial Co., Ltd.                                    573,704    715,050       0.0%
#   Shinsegae Engineering & Construction Co., Ltd.                  22,925    576,023       0.0%
#   Shinsegae Food Co., Ltd.                                        17,956  2,156,990       0.1%
#   Shinsegae Information & Communication Co., Ltd.                  9,260    636,808       0.0%
#   Shinsegae International, Inc.                                   25,637  1,414,977       0.0%
#*  Shinsung E&G Energy Co., Ltd.                                1,034,116  1,629,338       0.0%
#*  Shinsung Tongsang Co., Ltd.                                    518,762    454,591       0.0%
#   Shinwha Intertek Corp.                                         252,278    598,983       0.0%
#*  Shinwon Construction Co., Ltd.                                 102,422    596,001       0.0%
#*  Shinwon Corp.                                                  352,571    609,340       0.0%
#   Shinyoung Securities Co., Ltd.                                  32,578  1,727,962       0.0%
#   SHOWBOX Corp.                                                  272,250  1,343,038       0.0%
*   Signetics Corp.                                                465,872    590,736       0.0%
*   SIGONG TECH Co., Ltd.                                           91,546    556,164       0.0%
#   Silicon Works Co., Ltd.                                         89,032  3,574,155       0.1%
#   Silla Co., Ltd.                                                 50,418    690,997       0.0%
#   SIMMTECH Co., Ltd.                                             121,212  1,289,014       0.0%
#*  SIMMTECH HOLDINGS Co., Ltd.                                    126,986    306,349       0.0%
    SIMPAC, Inc.                                                   117,344    455,808       0.0%
    Sindoh Co., Ltd.                                                36,184  2,035,347       0.1%
#*  Sinjin SM Co., Ltd.                                              4,208     27,755       0.0%
#   SJM Co., Ltd.                                                   34,349    160,388       0.0%
#   SK Bioland Co., Ltd.                                            88,968  1,553,418       0.0%
#   SK D&D Co., Ltd.                                                53,569  1,441,065       0.0%
    SK Gas, Ltd.                                                    35,074  2,929,949       0.1%
#*  SK Securities Co., Ltd.                                      3,688,769  4,102,821       0.1%
    SKC Co., Ltd.                                                  179,314  6,370,348       0.1%
#*  SKC Solmics Co., Ltd.                                          223,189  1,046,791       0.0%
    SKCKOLONPI, Inc.                                               112,448  3,537,201       0.1%
#*  Skin n Skin Co., Ltd.                                          486,845    565,010       0.0%
    SL Corp.                                                       107,299  2,198,690       0.1%
#*  SM Culture & Contents Co., Ltd.                                317,682    854,617       0.0%
#*  SM Entertainment Co.                                           173,695  5,161,898       0.1%
#*  SMARK Co., Ltd.                                                747,231    665,383       0.0%
#   SMEC Co., Ltd.                                                 216,193    712,980       0.0%
#*  SNTEK Co., Ltd.                                                  5,937     35,650       0.0%
#*  SNU Precision Co., Ltd.                                        165,332    629,627       0.0%
#*  Solborn, Inc.                                                  137,586    602,197       0.0%
*   Solco Biomedical Co., Ltd.                                     604,561    345,379       0.0%
#*  Solid, Inc.                                                    189,405    450,609       0.0%
#   Songwon Industrial Co., Ltd.                                   137,771  2,646,962       0.1%
#*  Sonokong Co., Ltd.                                             143,503    449,908       0.0%
#   Soosan Heavy Industries Co., Ltd.                              206,213    281,796       0.0%
#   Soulbrain Co., Ltd.                                             98,004  6,029,005       0.1%
    SPC Samlip Co., Ltd.                                            10,121  1,242,964       0.0%
*   Spero Global Co., Ltd.                                          74,501    136,520       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   SPG Co., Ltd.                                                  135,956 $  665,158       0.0%
#   Spigen Korea Co., Ltd.                                          23,823    926,369       0.0%
    Ssangyong Cement Industrial Co., Ltd.                          113,105  1,636,334       0.0%
*   Ssangyong Motor Co.                                            309,809  1,455,447       0.0%
    Suheung Co., Ltd.                                               59,398  1,774,956       0.0%
#   Sun Kwang Co., Ltd.                                             21,996    392,777       0.0%
#   Sunchang Corp.                                                  58,177    413,784       0.0%
#*  SundayToz Corp.                                                 46,655    887,122       0.0%
    Sung Bo Chemicals Co., Ltd.                                     89,031    492,012       0.0%
#   Sung Kwang Bend Co., Ltd.                                      191,121  1,695,383       0.0%
#   Sungchang Enterprise Holdings, Ltd.                            521,155  1,277,430       0.0%
#   Sungdo Engineering & Construction Co., Ltd.                    100,287    592,082       0.0%
#*  Sungshin Cement Co., Ltd.                                      156,234    747,917       0.0%
    Sungwoo Hitech Co., Ltd.                                       340,671  2,040,987       0.1%
#   Sunjin Co., Ltd.                                                74,132  1,025,728       0.0%
#*  Suprema HQ, Inc.                                                36,612    197,124       0.0%
#*  Suprema, Inc.                                                   40,485    884,130       0.0%
#*  Synopex, Inc.                                                  525,038  1,490,626       0.0%
#   Systems Technology, Inc.                                        77,972  1,274,538       0.0%
#*  T'way Holdings, Inc.                                           280,509    935,881       0.0%
    Tae Kyung Industrial Co., Ltd.                                  39,841    184,153       0.0%
    Taekwang Industrial Co., Ltd.                                    3,147  3,205,460       0.1%
#*  Taewoong Co., Ltd.                                              96,535  1,541,492       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.                  356,998  2,735,528       0.1%
#*  Taihan Electric Wire Co., Ltd.                                 210,504    238,827       0.0%
#*  Taihan Fiberoptics Co., Ltd.                                   289,574    899,516       0.0%
*   Taihan Textile Co., Ltd.                                         1,248     97,984       0.0%
#   Tailim Packaging Co., Ltd.                                      82,439    169,240       0.0%
#*  TBH Global Co., Ltd.                                           131,229  1,030,934       0.0%
#   TechWing, Inc.                                                 107,408  1,601,319       0.0%
    Telechips, Inc.                                                  1,235     11,372       0.0%
#*  Tellus Co., Ltd.                                               171,971    309,614       0.0%
#   Tera Semicon Co., Ltd.                                          72,779  1,920,328       0.0%
    TES Co., Ltd.                                                  110,645  3,421,217       0.1%
#*  Tesna Co., Ltd.                                                 46,344    589,508       0.0%
#*  Texcell-NetCom Co., Ltd.                                       277,671  2,482,250       0.1%
#*  Theragen Etex Co., Ltd.                                         42,112    234,260       0.0%
#*  Thinkware Systems Corp.                                         71,761    670,076       0.0%
#*  TK Chemical Corp.                                              543,229    983,688       0.0%
    TK Corp.                                                       143,769  1,290,397       0.0%
#   TLI, Inc.                                                       23,474    107,576       0.0%
#   TOBESOFT Co., Ltd.                                             103,353    551,034       0.0%
    Tokai Carbon Korea Co., Ltd.                                    40,094  1,864,953       0.0%
#   Tong Yang Moolsan Co., Ltd.                                    438,988    680,088       0.0%
    Tongyang Life Insurance Co., Ltd.                               65,455    517,137       0.0%
    Tongyang pile, Inc.                                              3,387     16,478       0.0%
#   Tongyang, Inc.                                               1,569,288  2,732,995       0.1%
#   Tonymoly Co., Ltd.                                              53,842  1,021,814       0.0%
#   Top Engineering Co., Ltd.                                       93,464    581,739       0.0%
#   Toptec Co., Ltd.                                               159,397  4,010,364       0.1%
#   Tovis Co., Ltd.                                                131,103    948,492       0.0%
#*  Trais Co., Ltd.                                                 24,456     36,023       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
SOUTH KOREA -- (Continued)
    TS Corp.                                                        29,218 $  678,365       0.0%
#   UBCare Co., Ltd.                                               195,810    615,720       0.0%
#   Ubiquoss Holdings, Inc.                                         93,359    574,458       0.0%
#*  Ubiquoss, Inc.                                                  23,646    347,682       0.0%
#*  Ubivelox, Inc.                                                  25,329    208,114       0.0%
#*  Ugint Co., Ltd.                                                555,301    629,984       0.0%
#   UIL Co., Ltd.                                                  100,293    660,115       0.0%
#   Uju Electronics Co., Ltd.                                       57,758    719,828       0.0%
    Unid Co., Ltd.                                                  45,001  1,859,563       0.0%
#   Union Materials Corp.                                          170,937    371,265       0.0%
#   Union Semiconductor Equipment & Materials Co., Ltd.            202,613  1,204,586       0.0%
#   Uniquest Corp.                                                 116,456    741,288       0.0%
#*  Unison Co., Ltd.                                               344,361  1,098,532       0.0%
#   UniTest, Inc.                                                  138,797  1,441,075       0.0%
    Value Added Technologies Co., Ltd.                              71,764  1,869,203       0.0%
#   Very Good Leisure Co., Ltd.                                     25,853    269,156       0.0%
    Vessel Co., Ltd.                                                58,246    361,342       0.0%
#   Viatron Technologies, Inc.                                      82,430  1,491,972       0.0%
*   Vidente Co., Ltd.                                               84,403    641,820       0.0%
#   Vieworks Co., Ltd.                                              62,880  2,140,327       0.1%
#   Visang Education, Inc.                                          56,882    599,601       0.0%
#*  Vitzrocell Co., Ltd.                                            80,528    781,668       0.0%
#*  W Holding Co., Ltd.                                            499,901    264,154       0.0%
*   Webzen, Inc.                                                   127,638  3,193,299       0.1%
#*  Welcron Co., Ltd.                                              189,702    521,154       0.0%
    WeMade Entertainment Co., Ltd.                                  74,204  2,427,728       0.1%
    Whanin Pharmaceutical Co., Ltd.                                120,322  2,235,560       0.1%
#*  WillBes & Co. (The)                                            423,575    655,581       0.0%
#   Winix, Inc.                                                     60,058    596,036       0.0%
#*  Winnova Co., Ltd.                                              436,462    113,951       0.0%
#   Wins Co., Ltd.                                                  68,892    710,202       0.0%
#   WiSoL Co., Ltd.                                                171,455  2,090,795       0.1%
#*  WIZIT Co., Ltd.                                                590,043    666,819       0.0%
#*  WONIK CUBE Corp.                                                16,809     32,944       0.0%
*   Wonik Holdings Co., Ltd.                                       302,482  2,043,557       0.1%
#*  WONIK IPS Co., Ltd.                                            205,994  6,690,175       0.1%
#*  Wonik Materials Co., Ltd.                                       27,590  1,701,246       0.0%
#*  Wonik QnC Corp.                                                145,417  1,515,729       0.0%
#*  Woojin Plaimm Co., Ltd.                                         11,392    101,506       0.0%
    Woojin, Inc.                                                     2,070     10,848       0.0%
#*  Woongjin Co., Ltd.                                             415,291    857,951       0.0%
#*  Woongjin Energy Co., Ltd.                                      138,987    978,199       0.0%
*   Woongjin Thinkbig Co., Ltd.                                    217,960  1,346,568       0.0%
#*  Woori Investment Bank Co., Ltd.                              2,356,161  1,170,994       0.0%
#*  Woori Technology, Inc.                                         485,786    250,371       0.0%
#*  Wooridul Pharmaceutical, Ltd.                                  110,993    897,429       0.0%
#   Woory Industrial Co., Ltd.                                      44,126  1,408,161       0.0%
#   Wooshin Systems Co., Ltd.                                       87,771    677,313       0.0%
#   Woosu AMS Co., Ltd.                                            139,479    319,043       0.0%
#   WooSung Feed Co., Ltd.                                         171,724    478,225       0.0%
#   Y G-1 Co., Ltd.                                                107,770  1,347,675       0.0%
#*  YD Online Corp.                                                176,941    689,886       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SOUTH KOREA -- (Continued)
#*  YeaRimDang Publishing Co., Ltd.                                114,015 $    1,011,447       0.0%
#   Yeong Hwa Metal Co., Ltd.                                      195,869        260,814       0.0%
#   YES24 Co., Ltd.                                                 60,891        302,453       0.0%
    YESCO Co., Ltd.                                                 20,954        710,613       0.0%
#   YG Entertainment, Inc.                                          93,654      2,501,851       0.1%
#*  YG Plus                                                         60,153        122,624       0.0%
#*  YJM Games Co., Ltd.                                            291,105        800,126       0.0%
#   YMC Co., Ltd.                                                   53,744      1,054,410       0.0%
#   Yong Pyong Resort Co., Ltd.                                    146,919      1,687,071       0.0%
#*  Yonwoo Co., Ltd.                                                30,633        872,920       0.0%
#   Yoosung Enterprise Co., Ltd.                                   149,937        497,231       0.0%
#   YooSung T&S Co., Ltd.                                          106,473        403,334       0.0%
    Youlchon Chemical Co., Ltd.                                     86,600      1,287,350       0.0%
#   Young Heung Iron & Steel Co., Ltd.                             267,579        301,021       0.0%
#   Young Poong Precision Corp.                                     90,134        730,254       0.0%
    Youngone Holdings Co., Ltd.                                     38,622      1,930,670       0.0%
#*  YoungWoo DSP Co., Ltd.                                          81,550        479,908       0.0%
    YTN Co., Ltd.                                                   73,837        144,010       0.0%
*   Yuanta Securities Korea Co., Ltd.                              877,499      2,648,229       0.1%
#   YuHwa Securities Co., Ltd.                                      16,910        266,554       0.0%
#*  Yuyang DNU Co., Ltd.                                           155,941        690,767       0.0%
#   Zeus Co., Ltd.                                                  56,787        849,939       0.0%
#*  Zungwon En-Sys, Inc.                                            86,136        171,172       0.0%
                                                                           --------------      ----
TOTAL SOUTH KOREA                                                           1,092,923,395      15.1%
                                                                           --------------      ----
TAIWAN -- (16.2%)
#   104 Corp.                                                       12,000         60,508       0.0%
#   A-DATA Technology Co., Ltd.                                  1,531,879      4,463,143       0.1%
    Ability Enterprise Co., Ltd.                                 1,844,293      1,283,955       0.0%
#   Ability Opto-Electronics Technology Co., Ltd.                  194,000        476,941       0.0%
#   AcBel Polytech, Inc.                                         3,384,599      2,576,687       0.1%
    Accton Technology Corp.                                         73,763        237,844       0.0%
    ACES Electronic Co., Ltd.                                      739,000        667,763       0.0%
#   Acter Co., Ltd.                                                264,000      1,567,512       0.0%
*   Action Electronics Co., Ltd.                                 1,465,000        335,450       0.0%
    Actron Technology Corp.                                        486,150      1,790,255       0.0%
    Addcn Technology Co., Ltd.                                     101,299        917,751       0.0%
#   Adlink Technology, Inc.                                        913,031      2,084,158       0.0%
#   Advanced Ceramic X Corp.                                       297,000      3,261,076       0.1%
    Advanced Connectek, Inc.                                     1,305,000        398,218       0.0%
    Advanced International Multitech Co., Ltd.                     898,000      1,113,577       0.0%
*   Advanced Lithium Electrochemistry Cayman Co., Ltd.             481,000        434,248       0.0%
#   Advanced Optoelectronic Technology, Inc.                       581,000        678,909       0.0%
#   Advanced Wireless Semiconductor Co.                          1,076,000      2,156,292       0.0%
#   Advancetek Enterprise Co., Ltd.                              1,153,519        695,966       0.0%
    Aerospace Industrial Development Corp.                         414,000        469,601       0.0%
#*  AGV Products Corp.                                           3,358,433        838,687       0.0%
    AimCore Technology Co., Ltd.                                   324,551        263,738       0.0%
    Airmate Cayman International Co., Ltd.                         150,000        140,621       0.0%
#*  Alchip Technologies, Ltd.                                      362,000      1,408,735       0.0%
#   Alcor Micro Corp.                                              312,000        228,760       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#*  ALI Corp.                                                     2,195,000 $1,391,429       0.0%
#   All Ring Tech Co., Ltd.                                         451,000  1,123,578       0.0%
    Allis Electric Co., Ltd.                                         54,000     19,701       0.0%
#   Alltek Technology Corp.                                         785,647    549,973       0.0%
#   Alltop Technology Co., Ltd.                                     429,000  1,215,189       0.0%
#   Alpha Networks, Inc.                                          2,170,386  1,687,030       0.0%
#   Altek Corp.                                                   2,030,945  1,965,342       0.0%
    Amazing Microelectronic Corp.                                   353,560  1,045,156       0.0%
    Ambassador Hotel (The)                                        1,685,000  1,284,716       0.0%
#   AMICCOM Electronics Corp.                                       351,000    513,062       0.0%
    Ampire Co., Ltd.                                                551,000    320,729       0.0%
#   AMPOC Far-East Co., Ltd.                                        646,444    565,975       0.0%
#   AmTRAN Technology Co., Ltd.                                   5,921,951  3,036,136       0.1%
#   Anpec Electronics Corp.                                         658,590  1,117,994       0.0%
#   AP Memory Technology Corp.                                      249,000    611,651       0.0%
#   Apacer Technology, Inc.                                         654,325    856,189       0.0%
#   APAQ Technology Co., Ltd.                                       381,000    542,970       0.0%
#   APCB, Inc.                                                      920,000    909,747       0.0%
#   Apex Biotechnology Corp.                                        728,483    797,331       0.0%
#   Apex International Co., Ltd.                                    950,880    673,304       0.0%
#   Apex Medical Corp.                                              477,500    487,140       0.0%
#   Apex Science & Engineering                                    1,046,132    293,821       0.0%
#   Apogee Optocom Co., Ltd.(BD02KQ2)                                78,000    241,522       0.0%
    Apogee Optocom Co., Ltd.()                                        2,218        971       0.0%
#   Arcadyan Technology Corp.                                     1,033,718  1,627,756       0.0%
    Ardentec Corp.                                                2,939,274  2,785,953       0.1%
#   Asia Optical Co., Inc.                                        1,615,000  6,597,481       0.1%
    Asia Plastic Recycling Holding, Ltd.                          1,694,774    722,456       0.0%
#   Asia Polymer Corp.                                            2,591,806  1,612,027       0.0%
    Asia Tech Image, Inc.                                           305,000    491,293       0.0%
    Asia Vital Components Co., Ltd.                               2,330,058  2,211,349       0.0%
#   ASMedia Technology, Inc.                                        170,424  1,911,277       0.0%
#   ASPEED Technology, Inc.                                         157,599  3,649,255       0.1%
#   ASROCK, Inc.                                                    250,000    679,485       0.0%
    Aten International Co., Ltd.                                    628,479  1,609,698       0.0%
    Audix Corp.                                                     614,600    910,226       0.0%
#   AURAS Technology Co., Ltd.                                      474,148  1,255,436       0.0%
#   Aurona Industries, Inc.                                         418,000    382,659       0.0%
#   Aurora Corp.                                                    504,349  1,518,830       0.0%
#   Avalue Technology, Inc.                                         276,000    460,445       0.0%
    Avermedia Technologies                                        1,345,446    582,556       0.0%
*   Avision, Inc.                                                   437,000     99,088       0.0%
    AVY Precision Technology, Inc.                                  521,668    858,571       0.0%
#   Awea Mechantronic Co., Ltd.                                     273,210    296,364       0.0%
#   Axiomtek Co., Ltd.                                              398,000    681,354       0.0%
    Bank of Kaohsiung Co., Ltd.                                   3,022,079    925,944       0.0%
#   Basso Industry Corp.                                            885,900  2,448,917       0.1%
#*  BenQ Materials Corp.                                          1,332,000    870,504       0.0%
    BES Engineering Corp.                                        10,877,750  2,494,247       0.1%
#   Bin Chuan Enterprise Co., Ltd.                                  494,000    631,352       0.0%
#*  Bionet Corp.                                                    132,000    122,149       0.0%
#   Bionime Corp.                                                   186,000    332,329       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#*  Biostar Microtech International Corp.                         1,147,975 $  554,175       0.0%
#   Bioteque Corp.                                                  409,308  1,215,161       0.0%
#   Bizlink Holding, Inc.                                           827,954  8,303,699       0.1%
#   Boardtek Electronics Corp.                                      893,000    770,142       0.0%
#   Bon Fame Co., Ltd.                                              142,000    378,844       0.0%
#   Bothhand Enterprise, Inc.                                       388,000    880,209       0.0%
#   Bright Led Electronics Corp.                                    786,520    448,905       0.0%
#   Brighton-Best International Taiwan, Inc.                        183,000    145,029       0.0%
#   Browave Corp.                                                   479,000    629,399       0.0%
#   C Sun Manufacturing, Ltd.                                       921,221    876,349       0.0%
    C-Media Electronics, Inc.                                        69,000     56,138       0.0%
#*  Calin Technology Co., Ltd.                                      112,971    186,358       0.0%
#   Cameo Communications, Inc.                                    1,619,818    448,002       0.0%
#   Capital Futures Corp.                                           665,039  1,025,493       0.0%
#   Capital Securities Corp.                                     13,512,142  4,684,118       0.1%
#   Career Technology MFG. Co., Ltd.                              2,447,000  2,854,646       0.1%
*   Carnival Industrial Corp.                                     1,419,000    227,470       0.0%
#   Casetek Holdings, Ltd.                                        1,032,000  3,869,898       0.1%
    Cathay Chemical Works                                            30,000     16,610       0.0%
    Cathay Real Estate Development Co., Ltd.                      4,430,700  2,476,235       0.1%
#   Cayman Engley Industrial Co., Ltd.                              186,000  1,052,371       0.0%
#   Celxpert Energy Corp.                                           530,000    803,248       0.0%
#*  Center Laboratories, Inc.                                     1,241,600  1,981,808       0.0%
    Central Reinsurance Co., Ltd.                                   919,410    478,754       0.0%
#   Chain Chon Industrial Co., Ltd.                                 968,000    605,459       0.0%
    ChainQui Construction Development Co., Ltd.                     379,083    262,673       0.0%
#*  Champion Building Materials Co., Ltd.                         2,334,851    595,418       0.0%
    Champion Microelectronic Corp.                                  283,206    491,215       0.0%
    Chang Wah Electromaterials, Inc.                                223,905  1,047,482       0.0%
#   Chang Wah Technology Co., Ltd.                                   57,000    790,340       0.0%
#   Channel Well Technology Co., Ltd.                             1,124,000  1,275,381       0.0%
#   Chant Sincere Co., Ltd.                                         387,000    426,909       0.0%
#   Charoen Pokphand Enterprise                                   1,319,985  2,788,994       0.1%
#   Chaun-Choung Technology Corp.                                   457,000  1,523,974       0.0%
#   CHC Healthcare Group                                            455,000    563,011       0.0%
    CHC Resources Corp.                                             429,348    777,268       0.0%
#   Chen Full International Co., Ltd.                               661,000  1,060,591       0.0%
#   Chenbro Micom Co., Ltd.                                         417,000    689,751       0.0%
#   Cheng Loong Corp.                                             5,698,383  3,336,442       0.1%
    Cheng Uei Precision Industry Co., Ltd.                        3,100,331  5,044,976       0.1%
#   Chenming Mold Industry Corp.                                    757,437    485,765       0.0%
#   Chia Chang Co., Ltd.                                            878,000    699,424       0.0%
#   Chia Hsin Cement Corp.                                        2,527,121  1,014,634       0.0%
    Chian Hsing Forging Industrial Co., Ltd.                        263,000    706,431       0.0%
    Chicony Power Technology Co., Ltd.                            1,024,721  2,234,713       0.0%
#   Chien Kuo Construction Co., Ltd.                              1,625,312    603,824       0.0%
#   Chilisin Electronics Corp.                                    1,098,173  3,753,526       0.1%
#   Chime Ball Technology Co., Ltd.                                 133,840    301,578       0.0%
#*  Chimei Materials Technology Corp.                             3,630,900  1,656,123       0.0%
#   Chin-Poon Industrial Co., Ltd.                                2,542,207  5,305,683       0.1%
#   China Bills Finance Corp.                                     4,852,000  2,437,289       0.1%
    China Chemical & Pharmaceutical Co., Ltd.                     1,897,000  1,126,007       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#   China Ecotek Corp.                                              200,000 $  270,567       0.0%
*   China Electric Manufacturing Corp.                            1,969,900    618,164       0.0%
    China General Plastics Corp.                                  3,041,341  2,851,111       0.1%
#   China Glaze Co., Ltd.                                           507,002    215,282       0.0%
#   China Man-Made Fiber Corp.                                    7,685,972  2,239,125       0.1%
    China Metal Products                                          1,882,603  1,731,637       0.0%
#*  China Petrochemical Development Corp.                        17,473,000  7,797,816       0.1%
#   China Steel Chemical Corp.                                    1,093,554  4,369,785       0.1%
    China Steel Structure Co., Ltd.                                 603,000    390,954       0.0%
    China Synthetic Rubber Corp.                                  4,103,751  5,718,519       0.1%
#   China Wire & Cable Co., Ltd.                                    716,160    641,243       0.0%
#   Chinese Maritime Transport, Ltd.                                847,594    795,225       0.0%
*   Ching Feng Home Fashions Co., Ltd.                              236,000    199,400       0.0%
    Chipbond Technology Corp.                                     4,640,000  9,055,658       0.1%
#   ChipMOS TECHNOLOGIES, Inc.                                    1,535,000  1,530,996       0.0%
#   ChipMOS TECHNOLOGIES, Inc. ADR                                    6,040    120,800       0.0%
#   Chlitina Holding, Ltd.                                          371,000  1,341,372       0.0%
#   Chong Hong Construction Co., Ltd.                             1,282,666  3,136,316       0.1%
#   Chroma ATE, Inc.                                              1,973,821  9,626,240       0.2%
    Chun YU Works & Co., Ltd.                                     1,382,000    655,081       0.0%
    Chun Yuan Steel                                               2,480,529    929,754       0.0%
#*  Chung Hung Steel Corp.                                        7,466,979  2,862,134       0.1%
    Chung Hwa Food Industrial Co., Ltd.                              96,850    205,546       0.0%
#   Chung Hwa Pulp Corp.                                          3,179,405  1,128,734       0.0%
#   Chung-Hsin Electric & Machinery Manufacturing Corp.           2,921,375  2,039,658       0.0%
    Chunghwa Chemical Synthesis & Biotech Co., Ltd.                 165,000    119,848       0.0%
*   Chunghwa Picture Tubes, Ltd.                                 14,410,000  1,323,746       0.0%
#   Chyang Sheng Dyeing & Finishing Co., Ltd.                     1,043,000    928,062       0.0%
    Cleanaway Co., Ltd.                                             540,000  3,108,183       0.1%
    Clevo Co.                                                     3,588,200  3,692,601       0.1%
*   CMC Magnetics Corp.                                          15,197,566  2,254,696       0.1%
#*  Co-Tech Development Corp.                                     1,202,533  1,787,543       0.0%
#*  CoAsia Microelectronics Corp.                                   803,397    414,851       0.0%
#   Coland Holdings, Ltd.                                           343,000    394,186       0.0%
    Collins Co., Ltd.                                               562,431    207,115       0.0%
    Compeq Manufacturing Co., Ltd.                                7,469,000  8,788,182       0.1%
    Compucase Enterprise                                            527,000    703,508       0.0%
    Concord Securities Co., Ltd.                                  3,390,000    946,606       0.0%
#   Concraft Holding Co., Ltd.                                      267,000  3,215,812       0.1%
#   Continental Holdings Corp.                                    3,306,320  1,583,995       0.0%
#   Contrel Technology Co., Ltd.                                    916,000    477,347       0.0%
#   Coremax Corp.                                                   321,000  1,358,655       0.0%
    Coretronic Corp.                                              3,220,200  3,856,524       0.1%
    Cowealth Medical Holding Co., Ltd.                               95,000    137,218       0.0%
    Coxon Precise Industrial Co., Ltd.                              820,000    733,030       0.0%
#   Creative Sensor, Inc.                                           714,000    616,974       0.0%
#   Crown Bioscience International                                  383,000    513,708       0.0%
#*  CSBC Corp. Taiwan                                             3,412,610  1,459,697       0.0%
    CTCI Corp.                                                      142,000    220,150       0.0%
#   Cub Elecparts, Inc.                                             365,482  3,608,595       0.1%
#   CviLux Corp.                                                    546,040    594,970       0.0%
#   CX Technology Co., Ltd.                                         391,755    381,038       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
TAIWAN -- (Continued)
#   Cyberlink Corp.                                                539,697 $ 1,193,752       0.0%
#   CyberPower Systems, Inc.                                       275,000   1,048,874       0.0%
#   CyberTAN Technology, Inc.                                    2,254,779   1,380,560       0.0%
#   Cypress Technology Co., Ltd.                                   271,700   1,113,317       0.0%
#   D-Link Corp.                                                 5,120,668   1,921,568       0.0%
#   DA CIN Construction Co., Ltd.                                1,156,711     688,522       0.0%
#   Da-Li Development Co., Ltd.                                  1,146,032   1,273,177       0.0%
#   Dadi Early-Childhood Education Group, Ltd.                      55,956     329,280       0.0%
    Dah Fung CATV Co., Ltd.                                        493,870     564,969       0.0%
*   Danen Technology Corp.                                       2,682,000     680,934       0.0%
    Darfon Electronics Corp.                                     1,769,550   1,555,719       0.0%
    Darwin Precisions Corp.                                      2,503,635   2,711,352       0.1%
    Davicom Semiconductor, Inc.                                    583,888     494,101       0.0%
    Daxin Materials Corp.                                          334,000     545,090       0.0%
#   De Licacy Industrial Co.                                     2,054,407   1,744,267       0.0%
#   Delpha Construction Co., Ltd.                                  732,931     331,838       0.0%
    Depo Auto Parts Ind Co., Ltd.                                  716,000   1,913,928       0.0%
    DFI, Inc.                                                      514,524   1,092,060       0.0%
    Dimerco Data System Corp.                                       81,000      95,492       0.0%
#   Dimerco Express Corp.                                          799,000     591,961       0.0%
    Dr Wu Skincare Co., Ltd.                                        14,000      62,682       0.0%
#   Draytek Corp.                                                  318,000     306,033       0.0%
    Dyaco International, Inc.                                       35,000      47,589       0.0%
#   Dynacolor, Inc.                                                306,000     371,368       0.0%
*   Dynamic Electronics Co., Ltd.                                1,961,321     761,340       0.0%
#   Dynapack International Technology Corp.                      1,101,000   1,869,635       0.0%
    E Ink Holdings, Inc.                                         1,541,000   2,152,459       0.0%
#   E-Lead Electronic Co., Ltd.                                    507,942     510,471       0.0%
    E-LIFE MALL Corp.                                              477,000     996,461       0.0%
*   E-Ton Solar Tech Co., Ltd.                                   2,834,209     928,451       0.0%
*   Eastern Media International Corp.                            4,370,889   1,263,635       0.0%
#   ECOVE Environment Corp.                                        198,000   1,096,412       0.0%
    Edimax Technology Co., Ltd.                                  1,369,108     470,196       0.0%
*   Edison Opto Corp.                                              810,000     419,272       0.0%
#   Edom Technology Co., Ltd.                                    1,229,968     640,669       0.0%
    eGalax_eMPIA Technology, Inc.                                  397,131     661,747       0.0%
#*  Egis Technology, Inc.                                           75,000     562,526       0.0%
#   Elan Microelectronics Corp.                                  2,837,715   4,358,067       0.1%
#*  Electric Power Technology, Ltd.                                141,000     171,536       0.0%
#   Elite Advanced Laser Corp.                                     903,024   3,672,425       0.1%
#   Elite Material Co., Ltd.                                       691,350   2,753,267       0.1%
#   Elite Semiconductor Memory Technology, Inc.                  1,994,200   3,290,998       0.1%
*   Elitegroup Computer Systems Co., Ltd.                        2,412,254   1,888,950       0.0%
    eMemory Technology, Inc.                                       511,000   6,263,937       0.1%
#   Emerging Display Technologies Corp.                            748,000     248,172       0.0%
    ENG Electric Co., Ltd.                                       1,207,923     488,857       0.0%
#   Ennoconn Corp.                                                 325,972   4,643,112       0.1%
#   EnTie Commercial Bank Co., Ltd.                              2,226,603     934,320       0.0%
#*  Epileds Technologies, Inc.                                     171,000     120,308       0.0%
#*  Epistar Corp.                                                7,530,000  12,203,016       0.2%
    Eslite Spectrum Corp. (The)                                     65,000     297,487       0.0%
#   Eson Precision Ind. Co., Ltd.                                  538,000     954,111       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#   Eternal Materials Co., Ltd.                                   4,344,398 $4,387,033       0.1%
*   Etron Technology, Inc.                                        3,017,000  1,677,996       0.0%
#   Eurocharm Holdings Co., Ltd.                                    201,000    623,409       0.0%
#   Everest Textile Co., Ltd.                                     2,901,664  1,419,273       0.0%
    Evergreen International Storage & Transport Corp.             3,744,000  1,738,363       0.0%
#   Everlight Chemical Industrial Corp.                           3,474,606  2,177,996       0.0%
#   Everlight Electronics Co., Ltd.                               2,909,000  4,444,107       0.1%
#   Everspring Industry Co., Ltd.                                 1,024,000    412,799       0.0%
#   Excelsior Medical Co., Ltd.                                     633,217    943,852       0.0%
#   EZconn Corp.                                                    299,000    417,874       0.0%
#   Far Eastern Department Stores, Ltd.                           7,443,000  3,666,039       0.1%
    Far Eastern International Bank                               16,908,852  5,249,215       0.1%
    Faraday Technology Corp.                                      1,685,788  2,591,709       0.1%
*   Farglory F T Z Investment Holding Co., Ltd.                     485,000    230,822       0.0%
    Farglory Land Development Co., Ltd.                           2,296,000  2,509,601       0.1%
#   Federal Corp.                                                 3,264,238  1,531,519       0.0%
    Feedback Technology Corp.                                       336,000  1,005,997       0.0%
    Feng Hsin Steel Co., Ltd.                                     3,225,100  5,573,125       0.1%
    Fine Blanking & Tool Co., Ltd.                                   13,000     18,018       0.0%
*   First Copper Technology Co., Ltd.                             1,011,000    355,703       0.0%
#   First Hi-Tec Enterprise Co., Ltd.                               427,205    452,632       0.0%
#   First Hotel                                                   1,055,124    544,064       0.0%
    First Insurance Co., Ltd. (The)                               1,278,179    567,950       0.0%
#*  First Steamship Co., Ltd.                                     4,871,424  1,290,591       0.0%
#   FLEXium Interconnect, Inc.                                    2,153,087  8,255,548       0.1%
    Flytech Technology Co., Ltd.                                    777,309  2,188,306       0.0%
#   FocalTech Systems Co., Ltd.                                   1,923,048  2,072,129       0.0%
#   Forest Water Environment Engineering Co., Ltd.                  308,000    605,083       0.0%
    Formosa Advanced Technologies Co., Ltd.                       1,172,000  1,299,351       0.0%
    Formosa International Hotels Corp.                              386,329  1,940,894       0.0%
#   Formosa Laboratories, Inc.                                      620,000  1,691,961       0.0%
#   Formosa Oilseed Processing Co., Ltd.                            708,567  1,523,913       0.0%
    Formosa Optical Technology Co., Ltd.                            145,000    304,280       0.0%
    Formosan Rubber Group, Inc.                                   2,586,952  1,274,194       0.0%
#   Formosan Union Chemical                                       2,357,193  1,442,352       0.0%
#   Fortune Electric Co., Ltd.                                      952,078    607,887       0.0%
#   Founding Construction & Development Co., Ltd.                 1,114,623    574,642       0.0%
    Foxlink Image Technology Co., Ltd.                              798,000    533,256       0.0%
    Foxsemicon Integrated Technology, Inc.                          389,550  2,772,721       0.1%
#   Froch Enterprise Co., Ltd.                                    1,216,189    651,674       0.0%
    FSP Technology, Inc.                                          1,036,427    807,831       0.0%
#   Fulgent Sun International Holding Co., Ltd.                     355,827    900,458       0.0%
#   Fullerton Technology Co., Ltd.                                  601,600    476,746       0.0%
#   Fulltech Fiber Glass Corp.                                    2,426,083  1,279,621       0.0%
#   Fwusow Industry Co., Ltd.                                       847,138    492,843       0.0%
#   G Shank Enterprise Co., Ltd.                                    928,281    808,089       0.0%
#*  G Tech Optoelectronics Corp.                                    780,354    608,457       0.0%
#   Gallant Precision Machining Co., Ltd.                         1,099,000    869,174       0.0%
#*  Gamania Digital Entertainment Co., Ltd.                         669,000  1,637,824       0.0%
#   GCS Holdings, Inc.                                              440,000    992,237       0.0%
#   Gemtek Technology Corp.                                       2,286,219  1,849,260       0.0%
#   General Plastic Industrial Co., Ltd.                            290,553    407,416       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#   Generalplus Technology, Inc.                                    367,000 $  664,014       0.0%
*   Genesis Photonics, Inc.                                       1,009,917     87,276       0.0%
#   Genesys Logic, Inc.                                             633,000    876,570       0.0%
#*  Genius Electronic Optical Co., Ltd.                             485,427  5,470,986       0.1%
*   Genmont Biotech, Inc.                                            48,000     38,437       0.0%
    Genovate Biotechnology Co., Ltd.                                 87,000    100,530       0.0%
#*  GeoVision, Inc.                                                 443,931    633,130       0.0%
    Getac Technology Corp.                                        2,800,360  3,911,123       0.1%
#   Giantplus Technology Co., Ltd.                                1,585,900  1,231,608       0.0%
    Gigabyte Technology Co., Ltd.                                 3,920,800  6,078,623       0.1%
#   Gigasolar Materials Corp.                                       199,880  1,808,841       0.0%
#*  Gigastorage Corp.                                             2,770,561  1,770,233       0.0%
#   Ginko International Co., Ltd.                                   348,000  2,441,470       0.1%
#*  Gintech Energy Corp.                                          4,150,561  2,604,385       0.1%
    Global Brands Manufacture, Ltd.                               2,093,359    965,596       0.0%
#   Global Lighting Technologies, Inc.                              622,000    899,891       0.0%
#   Global Mixed Mode Technology, Inc.                              519,000  1,194,353       0.0%
#   Global PMX Co., Ltd.                                            278,000  1,633,673       0.0%
#   Global Unichip Corp.                                            638,000  6,360,957       0.1%
    Globe Union Industrial Corp.                                  1,520,914  1,017,146       0.0%
    Gloria Material Technology Corp.                              3,833,547  2,530,159       0.1%
#   Glory Science Co., Ltd.                                         330,296    686,903       0.0%
*   GlycoNex, Inc.                                                  126,000     97,742       0.0%
*   Gold Circuit Electronics, Ltd.                                3,196,227  1,092,611       0.0%
    Golden Friends Corp.                                            210,600    338,576       0.0%
#*  Goldsun Building Materials Co., Ltd.                          8,833,722  2,643,367       0.1%
    Good Way Technology Co., Ltd.                                   184,000    406,124       0.0%
#   Good Will Instrument Co., Ltd.                                  322,869    272,552       0.0%
#   Grand Ocean Retail Group, Ltd.                                  500,000    371,668       0.0%
    Grand Pacific Petrochemical                                   6,845,000  5,189,251       0.1%
#   Grand Plastic Technology Corp.                                  129,000    824,148       0.0%
    Grape King Bio, Ltd.                                            755,000  4,348,354       0.1%
    Great China Metal Industry                                    1,119,000    946,342       0.0%
#   Great Taipei Gas Co., Ltd.                                    1,712,000  1,467,605       0.0%
    Great Wall Enterprise Co., Ltd.                               3,872,774  4,404,692       0.1%
    Greatek Electronics, Inc.                                     2,105,000  3,891,346       0.1%
#*  Green Energy Technology, Inc.                                 2,369,457  1,522,400       0.0%
#   Green River Holding Co., Ltd.                                    99,950    512,376       0.0%
#   Green Seal Holding, Ltd.                                        513,700  1,219,686       0.0%
    GTM Holdings Corp.                                              734,000    417,701       0.0%
    Hakers Enterprise Co., Ltd.                                     127,200    152,840       0.0%
#   Hannstar Board Corp.                                          2,212,049  1,339,777       0.0%
#   HannStar Display Corp.                                       21,469,506  8,338,470       0.1%
*   HannsTouch Solution, Inc.                                     3,732,805  1,306,924       0.0%
#   Hanpin Electron Co., Ltd.                                       455,000    471,007       0.0%
*   Harvatek Corp.                                                  984,949    550,540       0.0%
    Hey Song Corp.                                                2,024,750  2,087,972       0.0%
    Hi-Clearance, Inc.                                              185,000    589,740       0.0%
    HIM International Music, Inc.                                   169,400    561,300       0.0%
#   Hiroca Holdings, Ltd.                                           579,448  2,220,601       0.0%
*   HiTi Digital, Inc.                                            1,013,935    406,852       0.0%
#   Hitron Technology, Inc.                                       1,757,213  1,277,426       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
*   Ho Tung Chemical Corp.                                        6,524,684 $1,971,720       0.0%
#*  Hocheng Corp.                                                 2,223,700    689,338       0.0%
    Hold-Key Electric Wire & Cable Co., Ltd.                        205,908     65,268       0.0%
#   Holiday Entertainment Co., Ltd.                                 553,800    925,483       0.0%
#   Holtek Semiconductor, Inc.                                    1,280,000  2,964,433       0.1%
    Holy Stone Enterprise Co., Ltd.                                 988,910  1,473,880       0.0%
    Hong Pu Real Estate Development Co., Ltd.                     1,826,185  1,226,806       0.0%
#   Hong TAI Electric Industrial                                  1,364,000    477,279       0.0%
    Hong YI Fiber Industry Co.                                    1,217,652    902,865       0.0%
*   Horizon Securities Co., Ltd.                                  2,874,000    745,723       0.0%
#   Hota Industrial Manufacturing Co., Ltd.                       1,550,932  7,248,036       0.1%
    Hotron Precision Electronic Industrial Co., Ltd.                303,300    511,252       0.0%
#   Hsin Kuang Steel Co., Ltd.                                    1,619,443  1,614,886       0.0%
#   Hsin Yung Chien Co., Ltd.                                       252,100    706,370       0.0%
    Hsing TA Cement Co.                                             513,855    214,678       0.0%
    Hu Lane Associate, Inc.                                         616,866  3,520,856       0.1%
*   HUA ENG Wire & Cable Co., Ltd.                                2,766,565    922,241       0.0%
#   Huaku Development Co., Ltd.                                   1,800,816  4,042,171       0.1%
#   Huang Hsiang Construction Corp.                                 825,800    854,938       0.0%
    Hung Ching Development & Construction Co., Ltd.                 781,000    519,640       0.0%
    Hung Sheng Construction, Ltd.                                 3,332,400  2,633,800       0.1%
    Huxen Corp.                                                     301,244    438,553       0.0%
#   Hwa Fong Rubber Industrial Co.,Ltd.                           1,725,890    655,289       0.0%
*   Hwacom Systems, Inc.                                            442,000    205,246       0.0%
#*  I-Chiun Precision Industry Co., Ltd.                          1,255,313    470,471       0.0%
#   I-Sheng Electric Wire & Cable Co., Ltd.                         773,000  1,112,610       0.0%
#   Ibase Technology, Inc.                                          878,206  1,547,611       0.0%
#*  Ichia Technologies, Inc.                                      2,319,000  1,262,304       0.0%
#   Ideal Bike Corp.                                                862,263    321,706       0.0%
#   IEI Integration Corp.                                         1,355,209  1,886,654       0.0%
#   Infortrend Technology, Inc.                                   1,341,163    620,380       0.0%
    Innodisk Corp.                                                  449,592  1,663,564       0.0%
#   Inpaq Technology Co., Ltd.                                      546,000    511,829       0.0%
#   Intai Technology Corp.                                          213,000    731,293       0.0%
#   Integrated Service Technology, Inc.                             421,178  1,592,751       0.0%
#   IntelliEPI, Inc.                                                236,000    660,796       0.0%
    International Games System Co., Ltd.                            385,000  2,031,466       0.0%
#   Iron Force Industrial Co., Ltd.                                 337,393  1,455,123       0.0%
    ITE Technology, Inc.                                          1,099,095  1,315,730       0.0%
    ITEQ Corp.                                                    1,437,614  3,010,513       0.1%
    J Touch Corp.                                                    11,000        207       0.0%
#   Jarllytec Co., Ltd.                                             383,000    690,609       0.0%
#   Jentech Precision Industrial Co., Ltd.                          422,868  1,084,728       0.0%
    Jess-Link Products Co., Ltd.                                    761,925    856,856       0.0%
#   Jih Sun Financial Holdings Co., Ltd.                         10,906,896  2,896,085       0.1%
    Jinan Acetate Chemical Co., Ltd.                                 43,000    245,336       0.0%
#   Jinli Group Holdings, Ltd.                                      771,058    738,201       0.0%
#   Johnson Health Tech Co., Ltd.                                   728,257    797,105       0.0%
#   K Laser Technology, Inc.                                        907,000    485,869       0.0%
    Kang Na Hsiung Enterprise Co., Ltd.                             333,020    123,710       0.0%
#   Kaori Heat Treatment Co., Ltd.                                  613,197    815,767       0.0%
    Kaulin Manufacturing Co., Ltd.                                  919,330    601,941       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
TAIWAN -- (Continued)
#   KEE TAI Properties Co., Ltd.                                 2,564,473 $  893,286       0.0%
#   Kenmec Mechanical Engineering Co., Ltd.                      1,323,000    454,348       0.0%
#   Kerry TJ Logistics Co., Ltd.                                 1,627,000  1,972,717       0.0%
#   Kindom Construction Corp.                                    2,620,000  1,673,960       0.0%
#   King Chou Marine Technology Co., Ltd.                          467,920    517,645       0.0%
    King Yuan Electronics Co., Ltd.                              8,804,979  9,337,952       0.1%
    King's Town Bank Co., Ltd.                                   4,991,701  5,455,487       0.1%
#*  King's Town Construction Co., Ltd.                             921,074    694,657       0.0%
#   Kingcan Holdings, Ltd.                                         422,273    354,362       0.0%
#   Kingpak Technology, Inc.                                       196,117  1,756,853       0.0%
    Kinik Co.                                                      858,000  2,240,390       0.1%
#   Kinko Optical Co., Ltd.                                        964,000  1,492,151       0.0%
    Kinpo Electronics                                            8,649,157  2,983,311       0.1%
#   Kinsus Interconnect Technology Corp.                         1,642,000  4,142,729       0.1%
#   KMC Kuei Meng International, Inc.                              420,146  1,839,165       0.0%
#   KS Terminals, Inc.                                             913,482  2,430,900       0.1%
#   Kung Long Batteries Industrial Co., Ltd.                       462,000  2,237,645       0.1%
#   Kung Sing Engineering Corp.                                  1,965,000    749,507       0.0%
#*  Kuo Toong International Co., Ltd.                            1,721,511  1,036,991       0.0%
#   Kuoyang Construction Co., Ltd.                               2,979,384  1,205,653       0.0%
    Kwong Fong Industries Corp.                                    840,764    596,573       0.0%
#   Kwong Lung Enterprise Co., Ltd.                                504,000    716,412       0.0%
*   KYE Systems Corp.                                            1,763,672    596,774       0.0%
#   L&K Engineering Co., Ltd.                                    1,281,048  1,604,543       0.0%
#*  LAN FA Textile                                               1,708,933    482,973       0.0%
#   Land Mark Optoelectronics Corp.                                418,300  5,339,498       0.1%
#   Lanner Electronics, Inc.                                       689,006    977,878       0.0%
#   Laser Tek Taiwan Co., Ltd.                                     492,504    512,092       0.0%
#   Laster Tech Corp., Ltd.                                        314,000    803,317       0.0%
    LCY Chemical Corp.                                           1,196,383  1,635,260       0.0%
#   Leader Electronics, Inc.                                       828,000    270,503       0.0%
    Leadtrend Technology Corp.                                     120,086    139,458       0.0%
#*  Lealea Enterprise Co., Ltd.                                  5,394,892  2,021,572       0.0%
#   Ledlink Optics, Inc.                                           340,300    529,391       0.0%
    Ledtech Electronics Corp.                                      351,000    163,000       0.0%
    LEE CHI Enterprises Co., Ltd.                                1,345,000    546,521       0.0%
#   Lelon Electronics Corp.                                        512,300    876,977       0.0%
#   Lemtech Holdings Co., Ltd.                                     130,000  1,034,263       0.0%
*   Leofoo Development Co., Ltd.                                 1,858,116    493,587       0.0%
*   LES Enphants Co., Ltd.                                         727,754    276,409       0.0%
*   Lextar Electronics Corp.                                     2,699,500  1,634,646       0.0%
#   Li Cheng Enterprise Co., Ltd.                                  537,912    985,490       0.0%
#*  Li Peng Enterprise Co., Ltd.                                 4,715,897  1,350,040       0.0%
#   Lian HWA Food Corp.                                            532,525    593,243       0.0%
#   Lien Chang Electronic Enter                                    476,000    266,929       0.0%
#   Lien Hwa Industrial Corp.                                    4,474,170  4,747,717       0.1%
#   Lingsen Precision Industries, Ltd.                           2,691,506  1,438,644       0.0%
#   Lion Travel Service Co., Ltd.                                   83,000    255,861       0.0%
    Lite-On Semiconductor Corp.                                  1,656,539  2,085,359       0.0%
    Long Bon International Co., Ltd.                             2,463,945  1,147,700       0.0%
#   Long Chen Paper Co., Ltd.                                    4,309,006  6,348,150       0.1%
#   Longwell Co.                                                   854,000  2,076,281       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
TAIWAN -- (Continued)
    Lotes Co., Ltd.                                                456,778 $ 2,819,621       0.1%
*   Lotus Pharmaceutical Co., Ltd.                                 282,000     442,828       0.0%
#   Lu Hai Holding Corp.                                           315,690     517,397       0.0%
#   Lucky Cement Corp.                                           1,645,000     475,167       0.0%
    Lumax International Corp., Ltd.                                640,592   1,223,768       0.0%
#   Lung Yen Life Service Corp.                                  1,183,000   2,875,901       0.1%
#*  LuxNet Corp.                                                   479,482     441,871       0.0%
#   Macauto Industrial Co., Ltd.                                   350,000   1,805,175       0.0%
#   Machvision, Inc.                                               236,000   1,276,335       0.0%
#   Macroblock, Inc.                                               221,550     499,841       0.0%
#*  Macronix International                                       9,266,820  16,945,643       0.3%
#   Mag Layers Scientific-Technics Co., Ltd.                       352,933     714,327       0.0%
#   Makalot Industrial Co., Ltd.                                 1,409,677   6,525,157       0.1%
    Marketech International Corp.                                  900,000   1,171,202       0.0%
    Masterlink Securities Corp.                                  8,580,728   2,402,101       0.1%
#   Materials Analysis Technology, Inc.                            227,342     657,913       0.0%
#   Mayer Steel Pipe Corp.                                         944,567     433,886       0.0%
    Maywufa Co., Ltd.                                               69,322      30,927       0.0%
#   Meiloon Industrial Co.                                         898,730     984,965       0.0%
    Mercuries & Associates Holding, Ltd.                         2,658,015   2,151,494       0.0%
*   Mercuries Life Insurance Co., Ltd.                           7,718,147   4,071,589       0.1%
    Merry Electronics Co., Ltd.                                     69,477     531,473       0.0%
#*  Microbio Co., Ltd.                                           2,948,607   2,043,909       0.0%
#   Microelectronics Technology, Inc.                              491,655     564,765       0.0%
#   Microlife Corp.                                                351,600     860,105       0.0%
#   Mildef Crete, Inc.                                             344,000     681,839       0.0%
    MIN AIK Technology Co., Ltd.                                 1,324,316   1,233,883       0.0%
#   Mirle Automation Corp.                                       1,333,098   2,033,877       0.0%
    Mitac Holdings Corp.                                         4,427,004   5,506,801       0.1%
#   Mobiletron Electronics Co., Ltd.                               509,800     675,823       0.0%
#   momo.com, Inc.                                                 189,000   1,398,286       0.0%
*   Mosel Vitelic, Inc.                                            178,482     119,071       0.0%
#*  Motech Industries, Inc.                                      3,160,731   2,469,794       0.1%
#   MPI Corp.                                                      464,000   1,122,275       0.0%
#   Nak Sealing Technologies Corp.                                 387,954   1,073,113       0.0%
#   Namchow Holdings Co., Ltd.                                   1,306,000   2,637,407       0.1%
#   Nan Kang Rubber Tire Co., Ltd.                               3,646,952   3,302,102       0.1%
#   Nan Liu Enterprise Co., Ltd.                                   301,000   1,582,259       0.0%
    Nan Ren Lake Leisure Amusement Co., Ltd.                       855,000     212,359       0.0%
    Nan Ya Printed Circuit Board Corp.                           1,747,000   1,581,952       0.0%
#   Nang Kuang Pharmaceutical co., Ltd.                            396,000     468,772       0.0%
#   Nantex Industry Co., Ltd.                                    1,959,149   1,423,123       0.0%
    National Petroleum Co., Ltd.                                   217,824     281,444       0.0%
#*  Neo Solar Power Corp.                                        6,312,744   3,205,378       0.1%
#   Netronix, Inc.                                                 502,000     901,187       0.0%
    New Asia Construction & Development Corp.                      338,835      73,266       0.0%
    New Best Wire Industrial Co., Ltd.                             181,600     172,617       0.0%
#   New Era Electronics Co., Ltd.                                  312,000     199,710       0.0%
#*  Newmax Technology Co., Ltd.                                    705,009   1,290,182       0.0%
#   Nexcom International Co., Ltd.                                 720,094     753,316       0.0%
#   Nichidenbo Corp.                                               984,801     932,509       0.0%
    Nien Hsing Textile Co., Ltd.                                   977,345     971,052       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
TAIWAN -- (Continued)
#   Nishoku Technology, Inc.                                       328,000 $  782,386       0.0%
#   Nuvoton Technology Corp.                                       551,000  1,391,238       0.0%
*   O-TA Precision Industry Co., Ltd.                               42,000     47,085       0.0%
#*  Ocean Plastics Co., Ltd.                                       954,200    909,801       0.0%
#   On-Bright Electronics, Inc.                                    227,052  1,626,305       0.0%
    OptoTech Corp.                                               3,143,358  2,170,943       0.0%
    Orient Europharma Co., Ltd.                                    283,000    654,957       0.0%
*   Orient Semiconductor Electronics, Ltd.                       4,784,000  1,460,331       0.0%
    Oriental Union Chemical Corp.                                4,393,267  3,782,437       0.1%
#   P-Duke Technology Co., Ltd.                                    291,500    643,892       0.0%
    P-Two Industries, Inc.                                         127,000     80,679       0.0%
#   Pacific Construction Co.                                     1,868,921    635,832       0.0%
#   Pacific Hospital Supply Co., Ltd.                              420,000  1,054,577       0.0%
#   Paiho Shih Holdings Corp.                                      908,928  2,008,409       0.0%
    Pan Jit International, Inc.                                  2,371,541  2,377,540       0.1%
#   Pan-International Industrial Corp.                           2,834,747  2,409,069       0.1%
    Parade Technologies, Ltd.                                      449,401  7,328,187       0.1%
#   Paragon Technologies Co., Ltd.                                 467,246    542,395       0.0%
#   PChome Online, Inc.                                            680,676  3,940,378       0.1%
#   PCL Technologies, Inc.                                         168,040    622,183       0.0%
#   PharmaEngine, Inc.                                             453,581  2,549,852       0.1%
#   Pharmally International Holding Co., Ltd.                      240,000  3,714,078       0.1%
#*  Phihong Technology Co., Ltd.                                 2,365,401  1,012,679       0.0%
#   Phoenix Tours International, Inc.                              318,450    357,506       0.0%
    Pili International Multimedia Co., Ltd.                         47,000     88,881       0.0%
#   Pixart Imaging, Inc.                                           593,150  2,630,536       0.1%
    Planet Technology Corp.                                        123,000    230,074       0.0%
    Plastron Precision Co., Ltd.                                   452,400    309,054       0.0%
    Plotech Co., Ltd.                                              514,000    306,943       0.0%
#   Polytronics Technology Corp.                                   357,027    657,143       0.0%
    Posiflex Technology, Inc.                                      355,458  1,573,596       0.0%
#*  Power Quotient International Co., Ltd.                       1,076,600    502,989       0.0%
    Powertech Industrial Co., Ltd.                                  80,000     47,120       0.0%
    Poya International Co., Ltd.                                   291,098  3,733,262       0.1%
*   President Securities Corp.                                   6,572,524  3,128,072       0.1%
    Primax Electronics, Ltd.                                     2,765,000  7,179,726       0.1%
*   Prime Electronics & Satellitics, Inc.                          667,822    202,224       0.0%
    Prince Housing & Development Corp.                           8,648,644  3,184,341       0.1%
#*  Princeton Technology Corp.                                   1,099,000    329,752       0.0%
    Pro Hawk Corp.                                                 118,000    559,399       0.0%
#   Promate Electronic Co., Ltd.                                 1,172,000  1,084,246       0.0%
#*  Promise Technology, Inc.                                     1,152,286    462,826       0.0%
    Prosperity Dielectrics Co., Ltd.                               708,559    827,502       0.0%
    Qisda Corp.                                                  2,915,900  2,129,987       0.0%
#   QST International Corp.                                        166,000    722,102       0.0%
#   Qualipoly Chemical Corp.                                       584,713    675,809       0.0%
#   Quang Viet Enterprise Co., Ltd.                                 83,000    422,616       0.0%
#   Quanta Storage, Inc.                                         1,478,000  1,919,669       0.0%
    Quintain Steel Co., Ltd.                                     1,542,000    465,386       0.0%
#   Radiant Opto-Electronics Corp.                               3,324,000  7,393,570       0.1%
*   Radium Life Tech Co., Ltd.                                   4,954,100  2,218,136       0.0%
#   Rafael Microelectronics, Inc.                                  138,000    941,310       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#   Rechi Precision Co., Ltd.                                     2,438,181 $2,507,909       0.1%
#   Rexon Industrial Corp., Ltd.                                     94,392    212,830       0.0%
    Rich Development Co., Ltd.                                    4,399,036  1,358,503       0.0%
#   RichWave Technology Corp.                                       309,000  1,288,437       0.0%
#*  Right WAY Industrial Co., Ltd.                                  115,000     80,822       0.0%
*   Ritek Corp.                                                  13,943,860  2,318,399       0.1%
#*  Roo Hsing Co., Ltd.                                           1,115,000    724,937       0.0%
#*  Rotam Global Agrosciences, Ltd.                                 488,268    498,785       0.0%
#   Ruentex Engineering & Construction Co.                          226,000    290,675       0.0%
#   Run Long Construction Co., Ltd.                                 916,292  1,122,681       0.0%
#   Sagittarius Life Science Corp.                                  168,889    387,965       0.0%
    Sampo Corp.                                                   3,467,327  1,598,161       0.0%
#   San Fang Chemical Industry Co., Ltd.                          1,289,647  1,509,679       0.0%
    San Far Property, Ltd.                                           74,000     27,737       0.0%
#   San Shing Fastech Corp.                                         783,875  1,582,778       0.0%
    Sanitar Co., Ltd.                                               196,000    259,318       0.0%
    Sanyang Motor Co., Ltd.                                       4,112,628  2,973,751       0.1%
*   Savior Lifetec Corp.                                            183,000    159,048       0.0%
#   SCI Pharmtech, Inc.                                             433,395    840,921       0.0%
#   Scientech Corp.                                                 357,000    911,589       0.0%
#   ScinoPharm Taiwan, Ltd.                                         550,000    607,469       0.0%
#   SDI Corp.                                                       891,000  2,797,382       0.1%
    Sea Sonic Electronics Co., Ltd.                                 143,000    140,364       0.0%
#   Senao International Co., Ltd.                                   792,541  1,360,912       0.0%
#   Senao Networks, Inc.                                            194,000    862,813       0.0%
#   Sercomm Corp.                                                 1,655,000  4,736,585       0.1%
#   Sesoda Corp.                                                  1,157,712  1,125,152       0.0%
    Shan-Loong Transportation Co., Ltd.                             427,000    453,185       0.0%
#   Sharehope Medicine Co., Ltd.                                    531,900    663,262       0.0%
    Sheng Yu Steel Co., Ltd.                                        867,980    965,058       0.0%
    ShenMao Technology, Inc.                                        607,891    541,412       0.0%
    Shieh Yih Machinery Industry Co., Ltd.                          166,000     70,474       0.0%
    Shih Her Technologies, Inc.                                     344,000    450,676       0.0%
*   Shih Wei Navigation Co., Ltd.                                 1,926,384    560,153       0.0%
    Shihlin Electric & Engineering Corp.                          1,735,000  2,390,623       0.1%
*   Shihlin Paper Corp.                                              35,000     36,804       0.0%
    Shin Hai Gas Corp.                                                1,245      1,662       0.0%
#   Shin Zu Shing Co., Ltd.                                       1,239,144  3,435,998       0.1%
    Shinih Enterprise Co., Ltd.                                     128,000     78,700       0.0%
*   Shining Building Business Co., Ltd.                           2,644,593    916,639       0.0%
    Shinkong Insurance Co., Ltd.                                  1,328,131  1,162,394       0.0%
    Shinkong Synthetic Fibers Corp.                               9,970,395  3,213,867       0.1%
#   Shinkong Textile Co., Ltd.                                      964,542  1,279,956       0.0%
#   Shiny Chemical Industrial Co., Ltd.                             434,031  1,140,293       0.0%
#   ShunSin Technology Holding, Ltd.                                295,000  1,393,311       0.0%
#   Shuttle, Inc.                                                 2,436,152    973,984       0.0%
    Sigurd Microelectronics Corp.                                 2,739,974  2,382,393       0.1%
#*  Silicon Integrated Systems Corp.                              3,247,887    981,209       0.0%
#*  Silitech Technology Corp.                                       931,774    605,841       0.0%
#   Simplo Technology Co., Ltd.                                   1,229,800  7,078,684       0.1%
    Sinbon Electronics Co., Ltd.                                  1,519,813  4,350,931       0.1%
    Sincere Navigation Corp.                                      2,188,786  1,578,017       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Single Well Industrial Corp.                                    302,916 $   316,150       0.0%
#   Sinher Technology, Inc.                                         305,000     503,933       0.0%
#   Sinmag Equipment Corp.                                          303,436   1,538,939       0.0%
#   Sino-American Electronic Co., Ltd.                              564,640     201,343       0.0%
    Sino-American Silicon Products, Inc.                          3,975,000  11,099,536       0.2%
    Sinon Corp.                                                   2,796,510   1,646,218       0.0%
#   Sinphar Pharmaceutical Co., Ltd.                              1,075,938     781,358       0.0%
#   Sinyi Realty, Inc.                                            1,465,659   1,703,341       0.0%
    Sirtec International Co., Ltd.                                  903,000   1,464,200       0.0%
#   Sitronix Technology Corp.                                       876,879   2,484,309       0.1%
#   Siward Crystal Technology Co., Ltd.                           1,150,000     753,514       0.0%
    Soft-World International Corp.                                  776,000   1,720,151       0.0%
*   Solar Applied Materials Technology Co.                        2,312,846   1,097,247       0.0%
#*  Solartech Energy Corp.                                        2,500,616   1,307,040       0.0%
#   Solomon Technology Corp.                                        772,000     611,042       0.0%
#   Solteam Electronics Co., Ltd.                                   448,034     604,081       0.0%
#   Song Shang Electronics Co., Ltd.                                530,000     472,905       0.0%
#   Sonix Technology Co., Ltd.                                    1,108,000   1,362,481       0.0%
    Southeast Cement Co., Ltd.                                    1,053,700     510,365       0.0%
#   Speed Tech Corp.                                                582,000     886,520       0.0%
    Spirox Corp.                                                     52,824      35,988       0.0%
#   Sporton International, Inc.                                     501,131   2,542,992       0.1%
    St Shine Optical Co., Ltd.                                      338,000   8,266,880       0.1%
#   Standard Chemical & Pharmaceutical Co., Ltd.                    811,571     866,530       0.0%
    Stark Technology, Inc.                                          769,688     871,448       0.0%
#   Sunko INK Co., Ltd.                                             789,000     337,588       0.0%
    Sunny Friend Environmental Technology Co., Ltd.                 470,000   2,978,214       0.1%
#   Sunonwealth Electric Machine Industry Co., Ltd.               1,382,487   3,083,224       0.1%
#   Sunplus Technology Co., Ltd.                                  3,797,000   2,289,407       0.1%
    Sunrex Technology Corp.                                         976,567     576,866       0.0%
#   Sunspring Metal Corp.                                           842,000   1,090,412       0.0%
*   Sunty Development Co., Ltd.                                      42,000      16,091       0.0%
#   Supreme Electronics Co., Ltd.                                 2,478,508   2,670,219       0.1%
#   Swancor Holding Co., Ltd.                                       558,206   1,399,914       0.0%
    Sweeten Real Estate Development Co., Ltd.                       538,874     248,358       0.0%
#   Syncmold Enterprise Corp.                                     1,103,000   2,557,444       0.1%
#   Synmosa Biopharma Corp.                                         201,799     176,325       0.0%
#   Sysage Technology Co., Ltd.                                     659,258     638,443       0.0%
*   Sysgration                                                    1,336,000     410,545       0.0%
#   Systex Corp.                                                  1,317,388   2,586,926       0.1%
    T-Mac Techvest PCB Co., Ltd.                                    380,000     155,039       0.0%
#   T3EX Global Holdings Corp.                                      686,117     553,430       0.0%
    TA Chen Stainless Pipe                                        4,843,521   3,069,271       0.1%
#   Ta Liang Technology Co., Ltd.                                   374,000     554,643       0.0%
#*  Ta Ya Electric Wire & Cable                                   4,144,306   1,277,396       0.0%
#   Ta Yih Industrial Co., Ltd.                                     219,000     592,809       0.0%
#   TA-I Technology Co., Ltd.                                       866,718     707,871       0.0%
#   Tah Hsin Industrial Corp.                                       426,600     357,138       0.0%
    TAI Roun Products Co., Ltd.                                     201,000      68,640       0.0%
#   Tai Tung Communication Co., Ltd.                                591,197     399,359       0.0%
#   Tai-Saw Technology Co., Ltd.                                    235,120     140,395       0.0%
    Taichung Commercial Bank Co., Ltd.                           16,199,698   5,189,053       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#   TaiDoc Technology Corp.                                         336,470 $  972,995       0.0%
    Taiflex Scientific Co., Ltd.                                  1,398,340  2,245,245       0.1%
#   Taimide Tech, Inc.                                              585,250    830,217       0.0%
#   Tainan Enterprises Co., Ltd.                                    886,370    687,890       0.0%
#   Tainan Spinning Co., Ltd.                                     8,352,044  3,754,626       0.1%
#*  Tainergy Tech Co., Ltd.                                       1,760,000    806,435       0.0%
    Tainet Communication System Corp.                                17,000     34,334       0.0%
#*  Taisun Enterprise Co., Ltd.                                   2,130,428  1,310,882       0.0%
#*  Taita Chemical Co., Ltd.                                      1,331,951    472,799       0.0%
#   Taiwan Acceptance Corp.                                         807,480  2,892,685       0.1%
#   Taiwan Chinsan Electronic Industrial Co., Ltd.                  648,000  1,197,089       0.0%
#   Taiwan Cogeneration Corp.                                     2,714,566  2,124,333       0.0%
#   Taiwan Fire & Marine Insurance Co., Ltd.                      1,242,338    832,041       0.0%
#   Taiwan FU Hsing Industrial Co., Ltd.                          1,070,000  1,360,613       0.0%
    Taiwan Hon Chuan Enterprise Co., Ltd.                         2,302,468  4,162,135       0.1%
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.                1,130,120    715,908       0.0%
*   Taiwan IC Packaging Corp.                                       106,000     21,804       0.0%
*   Taiwan Land Development Corp.                                 6,351,991  2,127,077       0.0%
#   Taiwan Line Tek Electronic                                      657,306    755,304       0.0%
#*  Taiwan Mask Corp.                                             1,360,412    837,555       0.0%
*   Taiwan Navigation Co., Ltd.                                   1,275,777    659,911       0.0%
    Taiwan Optical Platform Co., Ltd.                                 9,360     36,000       0.0%
    Taiwan Paiho, Ltd.                                            1,991,287  8,226,860       0.1%
    Taiwan PCB Techvest Co., Ltd.                                 2,032,238  2,221,136       0.0%
#*  Taiwan Prosperity Chemical Corp.                              1,085,000    662,378       0.0%
*   Taiwan Pulp & Paper Corp.                                     2,217,980  1,401,662       0.0%
#   Taiwan Sakura Corp.                                           1,463,803  1,894,622       0.0%
    Taiwan Sanyo Electric Co., Ltd.                                 401,400    310,864       0.0%
    Taiwan Semiconductor Co., Ltd.                                1,582,000  3,912,886       0.1%
#   Taiwan Shin Kong Security Co., Ltd.                           1,714,710  2,203,004       0.0%
#   Taiwan Styrene Monomer                                        3,812,209  2,580,372       0.1%
    Taiwan Surface Mounting Technology Corp.                      2,099,388  1,995,385       0.0%
    Taiwan Taxi Co., Ltd.                                            47,000    119,667       0.0%
    Taiwan TEA Corp.                                              5,074,897  2,701,335       0.1%
#   Taiwan Union Technology Corp.                                 1,548,000  3,974,725       0.1%
    Taiyen Biotech Co., Ltd.                                        857,883    802,250       0.0%
#*  Tatung Co., Ltd.                                             15,364,015  7,090,862       0.1%
    Tayih Lun An Co., Ltd.                                          139,890    223,425       0.0%
#   TCI Co., Ltd.                                                   480,991  3,272,391       0.1%
    Te Chang Construction Co., Ltd.                                 334,206    222,397       0.0%
*   Teapo Electronic Corp.                                          558,000    540,602       0.0%
    Tehmag Foods Corp.                                              142,800  1,058,241       0.0%
    Ten Ren Tea Co., Ltd.                                           164,980    188,198       0.0%
    Test Research, Inc.                                           1,233,821  1,718,255       0.0%
    Test Rite International Co., Ltd.                             2,165,495  1,644,743       0.0%
#*  Tex-Ray Industrial Co., Ltd.                                    803,000    294,190       0.0%
#   Thinking Electronic Industrial Co., Ltd.                        589,204  1,792,921       0.0%
#   Thye Ming Industrial Co., Ltd.                                1,153,669  1,475,238       0.0%
#   Ton Yi Industrial Corp.                                       4,914,644  2,224,862       0.0%
#   Tong Hsing Electronic Industries, Ltd.                        1,101,963  4,716,455       0.1%
    Tong Yang Industry Co., Ltd.                                  3,284,741  6,857,744       0.1%
    Tong-Tai Machine & Tool Co., Ltd.                             1,590,892  1,079,208       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#   TOPBI International Holdings, Ltd.                              374,405 $1,335,932       0.0%
#   Topco Scientific Co., Ltd.                                    1,052,463  2,653,014       0.1%
#   Topco Technologies Corp.                                        158,000    354,691       0.0%
    Topkey Corp.                                                     32,000    102,529       0.0%
#   Topoint Technology Co., Ltd.                                  1,093,776    780,038       0.0%
#   Toung Loong Textile Manufacturing                               684,000  1,794,705       0.0%
*   TPK Holding Co., Ltd.                                         2,101,000  6,940,593       0.1%
    Trade-Van Information Services Co.                              234,000    228,550       0.0%
#   TrueLight Corp.                                                 550,700    621,216       0.0%
#   Tsang Yow Industrial Co., Ltd.                                  460,000    679,946       0.0%
    Tsann Kuen Enterprise Co., Ltd.                                 305,686    236,155       0.0%
#   TSC Auto ID Technology Co., Ltd.                                185,700  1,358,175       0.0%
#*  TSEC Corp.                                                    1,827,000    697,301       0.0%
#   TSRC Corp.                                                    4,673,200  5,357,457       0.1%
#   Ttet Union Corp.                                                300,000    895,274       0.0%
    TTFB Co., Ltd.                                                   68,000    504,320       0.0%
#   TTY Biopharm Co., Ltd.                                        1,835,979  5,668,446       0.1%
    Tung Ho Steel Enterprise Corp.                                5,832,000  4,691,252       0.1%
#   Tung Thih Electronic Co., Ltd.                                  466,600  3,030,258       0.1%
#   TURVO International Co., Ltd.                                   369,112  1,476,468       0.0%
*   TWi Pharmaceuticals, Inc.                                       159,000    339,041       0.0%
#   TXC Corp.                                                     2,214,053  2,960,769       0.1%
#   TYC Brother Industrial Co., Ltd.                              1,595,980  1,826,370       0.0%
*   Tycoons Group Enterprise                                      2,826,182    568,785       0.0%
    Tyntek Corp.                                                  2,073,039    956,539       0.0%
    U-Ming Marine Transport Corp.                                 3,098,000  3,676,457       0.1%
    UDE Corp.                                                       486,000    970,435       0.0%
#   Ultra Chip, Inc.                                                419,000    583,170       0.0%
    Unimicron Technology Corp.                                   10,002,000  5,708,186       0.1%
#   Union Bank Of Taiwan                                          7,745,149  2,311,564       0.1%
#*  Union Insurance Co., Ltd.                                       467,660    262,968       0.0%
    Unitech Computer Co., Ltd.                                      637,804    421,018       0.0%
#*  Unitech Printed Circuit Board Corp.                           3,589,370  1,697,206       0.0%
    United Integrated Services Co., Ltd.                          1,659,439  2,972,905       0.1%
#   United Orthopedic Corp.                                         720,935  1,633,238       0.0%
#   United Radiant Technology                                       669,000    348,359       0.0%
#   Unity Opto Technology Co., Ltd.                               2,457,500    970,273       0.0%
    Univacco Technology, Inc.                                        32,000     20,269       0.0%
    Universal Cement Corp.                                        2,745,433  2,125,944       0.0%
#   Universal Microwave Technology, Inc.                            329,000    849,122       0.0%
    Unizyx Holding Corp.                                          2,738,430  1,308,543       0.0%
    UPC Technology Corp.                                          5,156,233  2,866,074       0.1%
#   Userjoy Technology Co., Ltd.                                    202,991    615,878       0.0%
    USI Corp.                                                     5,916,408  2,924,555       0.1%
#   Usun Technology Co., Ltd.                                       477,000    847,727       0.0%
#*  Utechzone Co., Ltd.                                             390,000    679,053       0.0%
#   Ve Wong Corp.                                                   621,696    514,219       0.0%
*   Via Technologies, Inc.                                        1,280,000    463,270       0.0%
#   Victory New Materials, Ltd. Co.                                 640,200  1,002,274       0.0%
#   Visual Photonics Epitaxy Co., Ltd.                            1,313,772  2,923,217       0.1%
    Vivotek, Inc.                                                    94,000    330,502       0.0%
    Voltronic Power Technology Corp.                                 14,000    263,813       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
TAIWAN -- (Continued)
#*  Wafer Works Corp.                                             3,191,746 $3,990,371       0.1%
#   Waffer Technology Co., Ltd.                                     705,000    417,819       0.0%
*   Wah Hong Industrial Corp.                                       182,021    129,467       0.0%
    Wah Lee Industrial Corp.                                      1,218,000  2,137,131       0.0%
    Walsin Technology Corp.                                       2,459,793  6,351,856       0.1%
#   Walton Advanced Engineering, Inc.                             2,069,197  1,099,846       0.0%
    WAN HWA Enterprise Co.                                          761,812    333,520       0.0%
    Waterland Financial Holdings Co., Ltd.                       14,142,370  4,291,100       0.1%
*   Wei Chuan Foods Corp.                                         1,726,000  1,155,871       0.0%
#   Weikeng Industrial Co., Ltd.                                  1,890,980  1,122,546       0.0%
#   Well Shin Technology Co., Ltd.                                  572,000  1,185,771       0.0%
    Wha Yu Industrial Co., Ltd.                                     301,000    179,878       0.0%
    Winmate, Inc.                                                   225,000    436,458       0.0%
#   Winstek Semiconductor Co., Ltd.                                 227,000    187,279       0.0%
    Wintek Corp.                                                  5,447,000     61,966       0.0%
#   Wisdom Marine Lines Co., Ltd.                                 2,498,954  2,238,386       0.1%
#   Wisechip Semiconductor, Inc.                                    137,302    539,907       0.0%
    Wistron NeWeb Corp.                                           1,949,796  5,599,260       0.1%
    Wowprime Corp.                                                  456,000  2,291,790       0.1%
    WT Microelectronics Co., Ltd.                                 3,041,903  4,811,090       0.1%
    WUS Printed Circuit Co., Ltd.                                 1,786,700  1,123,410       0.0%
#   XAC Automation Corp.                                            553,000    901,867       0.0%
    XPEC Entertainment, Inc.                                        192,135     15,799       0.0%
#   Xxentria Technology Materials Corp.                             851,207  1,806,957       0.0%
    Yageo Corp.                                                      88,851    705,790       0.0%
*   Yang Ming Marine Transport Corp.                              5,358,607  2,197,431       0.0%
    YC Co., Ltd.                                                  3,093,453  1,410,502       0.0%
    YC INOX Co., Ltd.                                             2,446,388  2,090,008       0.0%
#   YCC Parts Manufacturing Co., Ltd.                               204,000    287,641       0.0%
    YeaShin International Development Co., Ltd.                     946,215    508,254       0.0%
#   Yeong Guan Energy Technology Group Co., Ltd.                    754,929  1,743,197       0.0%
#   YFC-Boneagle Electric Co., Ltd.                                 662,000  1,210,330       0.0%
*   YFY, Inc.                                                     9,029,212  3,534,117       0.1%
    Yi Jinn Industrial Co., Ltd.                                  1,624,284    673,295       0.0%
#   Yieh Phui Enterprise Co., Ltd.                                8,172,508  3,119,343       0.1%
#   Yonyu Plastics Co., Ltd.                                        497,600    536,386       0.0%
#*  Young Fast Optoelectronics Co., Ltd.                            866,872    497,664       0.0%
#*  Young Optics, Inc.                                              409,111    892,015       0.0%
#   Youngtek Electronics Corp.                                      769,666  1,437,288       0.0%
    Yuanta Futures Co., Ltd.                                        104,000    142,765       0.0%
#   Yung Chi Paint & Varnish Manufacturing Co., Ltd.                466,869  1,231,302       0.0%
    Yungshin Construction & Development Co., Ltd.                   723,000    765,471       0.0%
#   YungShin Global Holding Corp.                                 1,369,015  1,820,093       0.0%
#   Yungtay Engineering Co., Ltd.                                 2,760,000  5,489,984       0.1%
    Zeng Hsing Industrial Co., Ltd.                                 419,107  1,752,017       0.0%
    Zenitron Corp.                                                1,364,000    845,794       0.0%
#   Zero One Technology Co., Ltd.                                   706,000    467,196       0.0%
#   Zig Sheng Industrial Co., Ltd.                                3,408,732  1,374,669       0.0%
#   Zinwell Corp.                                                 2,264,586  2,281,871       0.1%
#   Zippy Technology Corp.                                          887,948  1,069,135       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
TAIWAN -- (Continued)
    ZongTai Real Estate Development Co., Ltd.                     1,275,277 $      783,301       0.0%
                                                                            --------------      ----
TOTAL TAIWAN                                                                 1,255,602,134      17.3%
                                                                            --------------      ----
THAILAND -- (3.4%)
    AAPICO Hitech PCL(B013KZ2)                                      110,000        121,689       0.0%
    AAPICO Hitech PCL(B013L48)                                      986,440      1,091,260       0.0%
    Advanced Information Technology PCL Class F                     478,800        403,564       0.0%
    AEON Thana Sinsap Thailand PCL(B01KHP2)                          74,500        239,961       0.0%
    AEON Thana Sinsap Thailand PCL(B01KHN0)                         142,500        458,986       0.0%
*   AJ Advance Technology PCL Class F                             9,170,200        154,585       0.0%
    AJ Plast PCL                                                  1,367,388        572,146       0.0%
*   Amarin Printing & Publishing PCL                                 74,500         11,998       0.0%
    Amata Corp. PCL                                               4,760,710      3,081,134       0.1%
    Ananda Development PCL                                       14,870,700      2,663,476       0.0%
    AP Thailand PCL                                              12,165,116      3,259,167       0.1%
*   Apex Development PCL                                              3,536             53       0.0%
    Asia Aviation PCL                                            13,800,800      2,658,793       0.0%
*   Asia Capital Group PCL                                          915,600        463,037       0.0%
    Asia Plus Group Holdings PCL                                  8,667,900      1,075,007       0.0%
    Asia Sermkij Leasing PCL                                      1,013,200        741,143       0.0%
    Asian Insulators PCL                                         12,731,600         96,311       0.0%
    Asian Phytoceuticals PCL                                        740,215         27,407       0.0%
    Bangchak Corp. PCL                                              713,600        896,833       0.0%
    Bangkok Airways PCL                                           5,169,600      2,863,355       0.1%
    Bangkok Aviation Fuel Services PCL                            1,869,746      2,729,762       0.1%
    Bangkok Chain Hospital PCL                                    8,974,737      4,457,651       0.1%
    Bangkok Insurance PCL                                           180,181      1,958,017       0.0%
    Bangkok Land PCL                                             69,717,370      3,882,515       0.1%
    Bangkok Ranch PCL                                             3,554,600        866,715       0.0%
    Beauty Community PCL                                          9,335,600      5,030,320       0.1%
    BEC World PCL                                                 6,929,900      3,629,749       0.1%
    Better World Green PCL                                       13,156,000        697,007       0.0%
    Big Camera Corp. PCL                                         12,340,900      1,344,794       0.0%
    BJC Heavy Industries PCL Class F                              3,770,200        401,761       0.0%
    Buriram Sugar PCL Class F                                     1,777,500        545,771       0.0%
    Cal-Comp Electronics Thailand PCL Class F                    15,779,744      1,653,026       0.0%
    CH Karnchang PCL                                              4,056,400      3,327,420       0.1%
    Charoong Thai Wire & Cable PCL Class F                          967,100        294,031       0.0%
    Christiani & Nielsen Thai Class F                             2,930,600        333,464       0.0%
    Chularat Hospital PCL Class F                                39,587,000      3,098,320       0.1%
*   CIMB Thai Bank PCL                                            4,505,700        150,552       0.0%
    CK Power PCL                                                 21,430,690      2,799,795       0.1%
    COL PCL                                                         542,400      1,224,564       0.0%
    Com7 PCL Class F                                              3,060,100      1,427,801       0.0%
*   Country Group Development PCL                                22,167,700        847,471       0.0%
    Country Group Holdings PCL Class F                            7,918,400        355,160       0.0%
    CS Loxinfo PCL                                                1,380,600        320,007       0.0%
*   Demco PCL                                                     1,971,100        373,809       0.0%
    Dhipaya Insurance PCL                                         1,127,300      1,688,235       0.0%
    Diamond Building Products PCL                                 1,189,200        205,837       0.0%
    Dusit Thani PCL                                                 114,500         40,671       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
THAILAND -- (Continued)
    Dynasty Ceramic PCL                                          21,468,080 $2,623,733       0.0%
    Eastern Polymer Group PCL Class F                             7,688,000  2,661,409       0.0%
    Eastern Printing PCL(B13J3B2)                                   795,912    172,503       0.0%
    Eastern Printing PCL(B13J3C3)                                    39,796      8,625       0.0%
    Eastern Water Resources Development and Management PCL
      Class F                                                     5,072,600  1,878,175       0.0%
    Energy Earth PCL                                              4,765,400    157,077       0.0%
    Erawan Group PCL (The)                                        9,343,170  2,010,947       0.0%
*   Esso Thailand PCL                                             9,987,700  4,599,994       0.1%
    Forth Corp. PCL                                               2,127,000    477,006       0.0%
    Forth Smart Service PCL                                       2,437,600  1,540,927       0.0%
    Fortune Parts Industry PCL                                    2,866,200    400,336       0.0%
*   G J Steel PCL                                                13,123,180    165,916       0.0%
    GFPT PCL                                                      4,326,100  2,409,177       0.0%
*   GMM Grammy PCL                                                   90,260     35,050       0.0%
    Golden Land Property Development PCL                          8,121,900  2,347,087       0.0%
    Grand Canal Land PCL                                          6,184,900    379,807       0.0%
*   Grande Asset Hotels & Property PCL                              861,875     33,209       0.0%
    Group Lease PCL                                                 132,500     36,495       0.0%
    Hana Microelectronics PCL                                     2,468,496  3,622,492       0.1%
    ICC International PCL                                           204,600    232,500       0.0%
*   Ichitan Group PCL                                             4,085,100  1,039,106       0.0%
*   Inter Far East Energy Corp. Class F                           4,679,700    163,761       0.0%
    Interlink Communication PCL                                   1,050,800    509,268       0.0%
*   International Engineering PCL                                39,494,487      4,518       0.0%
    Italian-Thai Development PCL                                 15,350,427  1,876,061       0.0%
    Jasmine International PCL                                    14,444,500  3,304,582       0.1%
    Jaymart PCL                                                   2,350,195  1,245,136       0.0%
    JSP Property PCL                                              2,885,000     75,555       0.0%
    Jubilee Enterprise PCL                                           73,600     53,394       0.0%
    Kang Yong Electric PCL                                           50,800    724,840       0.0%
    Karmarts PCL                                                  2,840,200    713,897       0.0%
    Kaset Thai International Sugar Corp. PCL                         93,100     19,337       0.0%
    KGI Securities Thailand PCL                                   8,126,000  1,095,860       0.0%
    Khon Kaen Sugar Industry PCL                                 13,765,690  1,864,708       0.0%
    Khonburi Sugar PCL                                              178,500     37,344       0.0%
    Krungthai Card PCL                                              752,000  3,112,583       0.1%
    L.P.N Development PCL                                           136,400     53,788       0.0%
    Laguna Resorts & Hotels PCL                                     197,000    154,184       0.0%
    Lam Soon Thailand PCL                                         1,467,700    360,077       0.0%
    Lanna Resources PCL                                           1,833,750    794,883       0.0%
    LH Financial Group PCL                                       54,336,539  2,878,757       0.1%
    Loxley PCL                                                    7,709,376    742,625       0.0%
    LPN Development PCL                                           7,399,203  2,917,807       0.1%
    Major Cineplex Group PCL                                      2,766,800  2,706,833       0.0%
    Malee Group PCL                                                 694,400    909,284       0.0%
    Maybank Kim Eng Securities Thailand PCL                         974,300    648,165       0.0%
    MBK PCL                                                       6,741,500  4,768,972       0.1%
    MC Group PCL                                                  2,617,400  1,237,001       0.0%
*   MCOT PCL                                                      2,430,500    899,914       0.0%
    MCS Steel PCL                                                 2,032,100  1,003,204       0.0%
    Mega Lifesciences PCL                                         3,114,000  3,937,026       0.1%
*   Millcon Steel PCL                                               864,900     45,302       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
THAILAND -- (Continued)
    MK Real Estate Development PCL                                1,885,900 $  214,591       0.0%
    MK Restaurants Group PCL                                         17,100     38,992       0.0%
    Modernform Group PCL                                          2,352,200    354,034       0.0%
    Mono Technology PCL Class F                                  10,763,800  1,419,189       0.0%
    Muang Thai Insurance PCL                                         61,288    253,675       0.0%
    Muramoto Electron Thailand PCL                                   14,000     98,194       0.0%
    Namyong Terminal PCL                                          3,803,800    721,371       0.0%
*   Nation Multimedia Group PCL                                  13,009,700    238,890       0.0%
*   Noble Development PCL                                           697,400    277,113       0.0%
    Padaeng Industry PCL                                            922,600    826,230       0.0%
    PCS Machine Group Holding PCL                                 1,004,500    201,081       0.0%
    Plan B Media Pcl                                              3,993,900    853,603       0.0%
    Platinum Group PCL (The) Class F                              3,835,400  1,039,091       0.0%
    Polyplex Thailand PCL                                         2,972,850  1,252,857       0.0%
*   Precious Shipping PCL                                         5,272,000  1,698,085       0.0%
    Premier Marketing PCL                                         2,479,700  1,089,814       0.0%
*   Principal Capital PCL                                         1,066,000    165,259       0.0%
    Property Perfect PCL                                         28,255,000    791,004       0.0%
    Pruksa Holding PCL                                            1,390,700  1,057,049       0.0%
    PTG Energy PCL                                                4,974,400  3,593,787       0.1%
    Quality Houses PCL                                           41,549,126  3,677,135       0.1%
    Raimon Land PCL                                              11,010,600    374,533       0.0%
    Ratchthani Leasing PCL                                        9,187,800  2,641,285       0.0%
*   Regional Container Lines PCL                                  4,686,700  1,178,024       0.0%
    Rojana Industrial Park PCL                                    8,422,711  1,533,937       0.0%
*   RS PCL                                                        2,885,400  1,928,232       0.0%
    S 11 Group PCL                                                  987,600    261,616       0.0%
    Saha Pathana Inter-Holding PCL                                  680,300  1,413,025       0.0%
    Saha-Union PCL                                                  743,600  1,001,689       0.0%
    Sahaviriya Steel Industries PCL                              87,225,900     24,682       0.0%
    Samart Corp. PCL                                              3,038,600  1,170,803       0.0%
*   Samart Digital Public Co., Ltd.                              14,993,100    293,363       0.0%
    Samart Telcoms PCL                                            2,020,600    930,619       0.0%
    Sansiri PCL                                                  48,841,510  3,528,586       0.1%
    Sappe PCL                                                       801,000    795,695       0.0%
    SC Asset Corp PCL                                            16,086,615  1,646,433       0.0%
    Scan Inter PCL Class F                                        3,602,500    634,396       0.0%
    Siam Future Development PCL                                   6,020,273  1,313,877       0.0%
    Siam Wellness Group PCL                                       1,331,100    669,156       0.0%
    Siamgas & Petrochemicals PCL                                  2,924,700  1,980,908       0.0%
*   Singha Estate PCL                                            23,740,200  2,772,787       0.1%
    Sino-Thai Engineering & Construction PCL                      4,485,500  3,348,597       0.1%
    SNC Former PCL                                                  141,800     61,040       0.0%
    Somboon Advance Technology PCL                                1,523,137    939,925       0.0%
    SPCG PCL                                                      2,651,200  1,995,184       0.0%
    Sri Ayudhya Capital PCL                                         265,500    241,763       0.0%
    Sri Trang Agro-Industry PCL                                   5,194,308  1,985,783       0.0%
    Sriracha Construction PCL                                       932,200    603,320       0.0%
    Srithai Superware PCL                                        10,647,500    557,696       0.0%
*   Stars Microelectronics Thailand PCL                           2,352,400    260,591       0.0%
    STP & I PCL                                                   7,522,564  1,517,194       0.0%
    Sub Sri Thai PCL                                                459,030    125,052       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                 ---------- ---------- ---------------
THAILAND -- (Continued)
    Supalai PCL                                                   6,010,833 $4,451,129       0.1%
*   Superblock PCL                                               78,649,300  2,959,411       0.1%
    Susco PCL                                                     1,295,200    159,853       0.0%
    SVI PCL                                                       7,597,600  1,189,269       0.0%
*   Symphony Communication PCL                                      275,275     98,608       0.0%
    Synnex Thailand PCL                                           1,974,300    950,897       0.0%
    Syntec Construction PCL                                       4,454,200    824,604       0.0%
    Taokaenoi Food & Marketing PCL                                4,512,380  3,497,706       0.1%
    Tapaco PCL                                                      895,000    557,691       0.0%
*   Tata Steel Thailand PCL                                      25,940,100    780,858       0.0%
    Thai Agro Energy PCL Class F                                    378,870     31,706       0.0%
*   Thai Airways International PCL(6364971)                         141,400     79,170       0.0%
*   Thai Airways International PCL(6888868)                       6,131,500  3,433,049       0.1%
    Thai Central Chemical PCL                                       295,800    458,570       0.0%
    Thai Metal Trade PCL                                          1,176,100    577,075       0.0%
    Thai Nakarin Hospital PCL                                       228,700    261,607       0.0%
*   Thai President Foods PCL                                          1,430      8,029       0.0%
    Thai Rayon PCL                                                   24,500     42,038       0.0%
    Thai Reinsurance PCL                                         11,399,900    655,443       0.0%
    Thai Solar Energy PCL Class F                                 3,527,900    562,850       0.0%
    Thai Stanley Electric PCL Class F                               206,600  1,399,308       0.0%
    Thai Steel Cable PCL                                              3,400      1,116       0.0%
    Thai Vegetable Oil PCL                                        2,332,375  1,948,326       0.0%
    Thai Wacoal PCL                                                  78,000    111,529       0.0%
    Thai Wah PCL Class F                                          2,667,600    766,875       0.0%
    Thai-German Ceramic Industry PCL                              3,827,900    271,940       0.0%
    Thaicom PCL                                                   3,285,000  1,364,630       0.0%
    Thaifoods Group PCL Class F                                   6,189,900  1,127,300       0.0%
    Thaire Life Assurance PCL Class F                             2,021,900    590,380       0.0%
    Thitikorn PCL                                                 1,340,200    701,971       0.0%
    Thoresen Thai Agencies PCL                                    7,998,654  2,335,549       0.0%
    TICON Industrial Connection PCL Class F                       6,812,884  3,424,900       0.1%
    Tipco Asphalt PCL                                             3,341,400  2,253,081       0.0%
    TIPCO Foods PCL                                               1,507,382    748,700       0.0%
    TPBI Public Co.                                                  41,000     14,687       0.0%
    TPC Power Holdings Co., Ltd.                                  1,595,300    787,565       0.0%
    TPI Polene PCL                                               66,432,800  4,479,514       0.1%
    TRC Construction PCL                                         27,413,585    924,239       0.0%
    TTCL PCL(B5ML0D8)                                             1,350,871    837,686       0.0%
    TTCL PCL(BWY4Y10)                                             1,474,000    914,040       0.0%
    TTW PCL                                                      11,977,000  3,929,840       0.1%
*   U City PCL                                                   72,671,400     87,503       0.0%
    Unique Engineering & Construction PCL                         3,611,670  1,924,340       0.0%
    United Paper PCL                                              2,703,000    724,163       0.0%
*   United Power of Asia PCL Class F                                500,000      7,375       0.0%
    Univanich Palm Oil PCL                                        1,141,800    288,715       0.0%
    Univentures PCL                                               8,030,500  2,997,538       0.1%
    Vanachai Group PCL                                            5,285,059  1,909,112       0.0%
    VGI Global Media PCL                                         18,053,300  3,342,197       0.1%
    Vibhavadi Medical Center PCL                                 41,437,700  3,467,694       0.1%
    Vinythai PCL                                                  3,393,934  2,114,823       0.0%
    WHA Corp. PCL                                                42,643,900  4,929,337       0.1%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
THAILAND -- (Continued)
    Workpoint Entertainment PCL                                   1,187,340 $  3,502,689       0.1%
                                                                            ------------       ---
TOTAL THAILAND                                                               263,653,427       3.6%
                                                                            ------------       ---
TURKEY -- (1.6%)
#   Adana Cimento Sanayii TAS Class A                               587,143      992,430       0.0%
#*  Afyon Cimento Sanayi TAS                                        787,583    1,689,574       0.0%
    Akcansa Cimento A.S.                                            444,909    1,332,870       0.0%
#*  Akenerji Elektrik Uretim A.S.                                 3,042,841      739,769       0.0%
    Aksa Akrilik Kimya Sanayii A.S.                                 775,850    2,733,857       0.1%
#*  Aksa Enerji Uretim A.S.                                       1,281,065    1,160,648       0.0%
*   Aksigorta A.S.                                                  832,551      687,622       0.0%
#   Alarko Holding A.S.                                           1,439,294    2,834,165       0.1%
    Albaraka Turk Katilim Bankasi A.S.                            4,195,697    1,440,090       0.0%
    Alkim Alkali Kimya A.S.                                         113,974      739,379       0.0%
    Anadolu Anonim Turk Sigorta Sirketi                           2,035,741    1,536,105       0.0%
    Anadolu Cam Sanayii A.S.                                      2,723,152    1,718,503       0.0%
    Anadolu Hayat Emeklilik A.S.                                    902,314    1,606,192       0.0%
#   AvivaSA Emeklilik ve Hayat A.S. Class A                          29,571      145,909       0.0%
    Aygaz A.S.                                                      644,297    2,739,349       0.1%
#*  Bagfas Bandirma Gubre Fabrikalari A.S.                          439,998    1,217,265       0.0%
#*  Baticim Bati Anadolu Cimento Sanayii A.S.                       419,684      921,847       0.0%
#*  Bera Holding A.S.                                             1,261,935      783,026       0.0%
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.            1,361,900    1,620,361       0.0%
#*  Bizim Toptan Satis Magazalari A.S.                              541,507    1,168,011       0.0%
#   Bolu Cimento Sanayii A.S.                                       487,559      753,509       0.0%
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                  574,604    1,703,421       0.0%
    Borusan Yatirim ve Pazarlama A.S.                                 3,775       41,563       0.0%
#*  Boyner Perakende Ve Tekstil Yatirimlari A.S.                    320,235      715,077       0.0%
#*  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.                474,006      925,767       0.0%
#   Bursa Cimento Fabrikasi A.S.                                    276,208      401,736       0.0%
#   Celebi Hava Servisi A.S.                                         60,471      558,047       0.0%
    Cimsa Cimento Sanayi VE Ticaret A.S.                            534,817    2,022,046       0.1%
#*  Deva Holding A.S.                                               356,487      405,784       0.0%
#*  Dogan Sirketler Grubu Holding A.S.                           10,670,217    2,594,439       0.1%
#*  Dogus Otomotiv Servis ve Ticaret A.S.                           484,393    1,071,645       0.0%
#   Eczacibasi Yatirim Holding Ortakligi A.S.                       346,482    1,046,161       0.0%
#   EGE Endustri VE Ticaret A.S.                                     13,202    1,033,341       0.0%
    EGE Seramik Sanayi ve Ticaret A.S.                              274,358      332,438       0.0%
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
      ve Ticaret A.S.                                             1,804,201    2,197,836       0.1%
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S.                     37,733      755,172       0.0%
#*  Fenerbahce Futbol A.S.                                           84,211      767,324       0.0%
#*  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.             587,957    1,288,227       0.0%
#*  Global Yatirim Holding A.S.                                   2,085,182    1,800,638       0.0%
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.             47,262      913,390       0.0%
#   Goodyear Lastikleri TAS                                         960,540    1,099,405       0.0%
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.                  641,876      652,552       0.0%
#*  GSD Holding AS                                                5,021,010    1,034,497       0.0%
#*  Gubre Fabrikalari TAS                                         1,234,045    1,538,606       0.0%
#   Hektas Ticaret TAS                                              381,044      756,461       0.0%
#*  Ihlas Holding A.S.                                            8,173,996    1,319,055       0.0%
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret
      A.S.                                                          316,810      938,354       0.0%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
TURKEY -- (Continued)
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.          678,189 $    1,090,416       0.0%
*   Is Finansal Kiralama A.S.                                    1,096,350        460,117       0.0%
    Is Yatirim Menkul Degerler A.S. Class A                        327,522        184,144       0.0%
#*  Izmir Demir Celik Sanayi A.S.                                1,207,226      1,052,238       0.0%
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A  2,124,050      1,413,913       0.0%
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B    909,737        716,118       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D  7,346,390      4,699,759       0.1%
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.                      3,339,699      1,835,546       0.0%
#   Kartonsan Karton Sanayi ve Ticaret A.S.                          8,476        631,664       0.0%
#   Konya Cimento Sanayii A.S.                                      14,237        991,347       0.0%
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve
      Ticaret A.S.                                                 384,609        737,250       0.0%
#*  Koza Altin Isletmeleri A.S.                                    226,641      1,968,939       0.1%
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S.                 831,604      1,349,241       0.0%
*   Logo Yazilim Sanayi Ve Ticaret A.S.                             77,753      1,229,640       0.0%
#   Mardin Cimento Sanayii ve Ticaret A.S.                         379,497        441,669       0.0%
#*  Metro Ticari ve Mali Yatirimlar Holding A.S.                 2,397,037        633,227       0.0%
#*  Migros Ticaret A.S.                                            384,519      2,649,513       0.1%
#*  NET Holding A.S.                                             2,565,320      1,400,280       0.0%
#*  Netas Telekomunikasyon A.S.                                    793,869      3,512,034       0.1%
    Nuh Cimento Sanayi A.S.                                        390,083      1,008,658       0.0%
#   Otokar Otomotiv Ve Savunma Sanayi A.S.                          80,887      2,351,372       0.1%
#*  Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.         882,262        986,117       0.0%
#*  Parsan Makina Parcalari Sanayii A.S.                           126,184        342,107       0.0%
*   Pegasus Hava Tasimaciligi A.S.                                 215,199      1,703,134       0.0%
    Pinar Entegre Et ve Un Sanayi A.S.                             152,148        391,585       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                               143,024        507,321       0.0%
#   Polisan Holding A.S.                                            95,763        209,521       0.0%
#   Polyester Sanayi A.S.                                          505,365        903,797       0.0%
#   Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.          1,375,409      1,063,918       0.0%
#*  Sekerbank TAS                                                3,227,730      1,304,936       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                    1,287,294      1,249,399       0.0%
    Soda Sanayii A.S.                                            2,928,748      4,054,675       0.1%
#   Tat Gida Sanayi A.S.                                           747,482      1,100,964       0.0%
    TAV Havalimanlari Holding A.S.                                 252,209      1,257,428       0.0%
    Tekfen Holding A.S.                                          1,560,177      5,278,154       0.1%
*   Teknosa Ic Ve Dis Ticaret A.S.                                 238,336        351,542       0.0%
    Trakya Cam Sanayii A.S.                                      4,358,170      4,729,481       0.1%
#*  Tumosan Motor ve Traktor Sanayi A.S.                           114,411        223,991       0.0%
#*  Turcas Petrol A.S.                                           1,214,852        895,481       0.0%
    Turk Traktor ve Ziraat Makineleri A.S.                          89,003      1,778,407       0.0%
    Turkiye Sinai Kalkinma Bankasi A.S.                          9,909,435      3,580,447       0.1%
    Ulker Biskuvi Sanayi A.S.                                       45,217        241,463       0.0%
#*  Vestel Elektronik Sanayi ve Ticaret A.S.                       834,662      2,176,726       0.1%
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.                   214,818      1,372,199       0.0%
#*  Zorlu Enerji Elektrik Uretim A.S.                            7,974,005      3,436,552       0.1%
                                                                           --------------      ----
TOTAL TURKEY                                                                  125,969,893       1.7%
                                                                           --------------      ----
TOTAL COMMON STOCKS                                                         7,063,396,796      97.4%
                                                                           --------------      ----

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
PREFERRED STOCKS -- (1.4%)
BRAZIL -- (1.3%)
    AES Tiete Energia SA                                              7,992 $      6,401       0.0%
    Alpargatas SA                                                 1,473,274    7,791,288       0.1%
    Banco ABC Brasil SA                                             805,684    4,420,881       0.1%
    Banco do Estado do Rio Grande do Sul SA Class B               1,985,245    9,248,658       0.1%
*   Banco Pan SA                                                  1,888,240    1,142,884       0.0%
*   Banco Pine SA                                                   282,703      279,998       0.0%
*   Centrais Eletricas Santa Catarina                                79,600      492,010       0.0%
    Cia de Gas de Sao Paulo--COMGAS Class A                         239,176    3,684,918       0.1%
    Cia de Saneamento do Parana                                   1,025,701    3,401,967       0.0%
    Cia de Transmissao de Energia Eletrica Paulista                 480,058    9,758,768       0.1%
    Cia Energetica de Minas Gerais                                5,525,729   13,057,159       0.2%
    Cia Energetica de Sao Paulo Class B                           1,692,700    6,726,714       0.1%
    Cia Energetica do Ceara Class A                                 119,639    1,922,606       0.0%
    Cia Ferro Ligas da Bahia--FERBASA                               445,049    2,299,186       0.0%
    Cia Paranaense de Energia                                       857,600    6,551,348       0.1%
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA        1,033,299    4,655,894       0.1%
    Eucatex SA Industria e Comercio                                 160,378      180,905       0.0%
*   Gol Linhas Aereas Inteligentes SA                               302,148    1,279,232       0.0%
    Grazziotin SA                                                     5,500       49,396       0.0%
    Marcopolo SA                                                  4,905,253    5,952,941       0.1%
    Randon SA Implementos e Participacoes                         2,004,657    4,271,225       0.1%
    Unipar Carbocloro SA Class B                                    276,095    1,107,316       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A                4,124,699   11,108,305       0.1%
                                                                            ------------       ---
TOTAL BRAZIL                                                                  99,390,000       1.3%
                                                                            ------------       ---
CHILE -- (0.1%)
    Coca-Cola Embonor SA Class B                                    520,873    1,427,866       0.0%
    Embotelladora Andina SA Class B                                 547,763    2,767,331       0.1%
                                                                            ------------       ---
TOTAL CHILE                                                                    4,195,197       0.1%
                                                                            ------------       ---
COLOMBIA -- (0.0%)
    Avianca Holdings SA                                           2,735,146    2,400,631       0.0%
    Banco Davivienda SA                                              34,310      338,132       0.0%
                                                                            ------------       ---
TOTAL COLOMBIA                                                                 2,738,763       0.0%
                                                                            ------------       ---
INDIA -- (0.0%)
    UPL, Ltd., 5.000%                                               620,778      143,762       0.0%
                                                                            ------------       ---
TOTAL PREFERRED STOCKS                                                       106,467,722       1.4%
                                                                            ------------       ---
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JBC0)         877,907      311,305       0.0%
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JB86)          18,332        5,380       0.0%
*   Helbor Empreendimentos SA Rights 11/16/17                       688,783       10,527       0.0%
                                                                            ------------       ---
TOTAL BRAZIL                                                                     327,212       0.0%
                                                                            ------------       ---
CHILE -- (0.0%)
*   Cia Sud Americana de Vapores SA Rights 11/08/17              23,963,684      222,147       0.0%
                                                                            ------------       ---

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
HONG KONG -- (0.0%)
*    Shougang Concord International Enterprises Co., Ltd. Rights
       11/08/17                                                   20,776,000 $       10,653        0.0%
                                                                             --------------      -----
INDIA -- (0.0%)
*    HCL Infosystems, Ltd. Rights 10/31/17                           286,962          3,544        0.0%
*    Karur Vysya Bank, Ltd. (The) Rights 11/10/17                    393,260        309,041        0.0%
                                                                             --------------      -----
TOTAL INDIA                                                                         312,585        0.0%
                                                                             --------------      -----
MALAYSIA -- (0.0%)
*    Sunway Bhd Warrants 10/03/24                                    357,173         53,996        0.0%
                                                                             --------------      -----
POLAND -- (0.0%)
*    Hawe SA Rights 09/30/15                                         846,548             --        0.0%
                                                                             --------------      -----
SOUTH KOREA -- (0.0%)
*    Dongkook Industrial Co., Ltd. Rights 12/05/17                   149,629         42,337        0.0%
#*   Finetex EnE, Inc. Rights 12/01/17                                15,310         17,082        0.0%
*    Hanwha Non Life Insurance Co., Ltd Rights 11/02/17               82,083         69,602        0.0%
*    Harim Co., Ltd. Rights 12/05/17                                 162,588        148,025        0.0%
*    Hyundai Pharmaceutical Co., Ltd. Rights 04/12/17                 22,904         10,120        0.0%
*    Iones Co., Ltd. Rights 12/05/17                                  15,138         35,131        0.0%
*    Sunjin Co., Ltd. Rights 11/09/17                                 34,151        105,164        0.0%
                                                                             --------------      -----
TOTAL SOUTH KOREA                                                                   427,461        0.0%
                                                                             --------------      -----
TAIWAN -- (0.0%)
*    Materials Analysis Technology, Inc. Rights 11/12/17              30,703          5,294        0.0%
*    Ta Chen Stainless PIpe Co. Rights 12/11/17                      381,958         13,931        0.0%
*    TSEC Corp. Rights 11/15/17                                      171,206          5,677        0.0%
*    Yang Ming Marine Transport Corp. Rights 11/17/17              1,369,375         15,891        0.0%
                                                                             --------------      -----
TOTAL TAIWAN                                                                         40,793        0.0%
                                                                             --------------      -----
THAILAND -- (0.0%)
*    SIM Rights 11/03/17                                          14,993,100         67,699        0.0%
*    Supalai PCL Warrants 10/19/17                                 1,757,258      1,089,691        0.0%
*    Superblock PCL 08/31/20                                       5,818,960         71,817        0.0%
                                                                             --------------      -----
TOTAL THAILAND                                                                    1,229,207        0.0%
                                                                             --------------      -----
TOTAL RIGHTS/WARRANTS                                                             2,624,054        0.0%
                                                                             --------------      -----
TOTAL INVESTMENT SECURITIES                                                   7,172,488,572
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (7.5%)
(S)@ DFA Short Term Investment Fund                               50,518,649    584,551,292        8.1%
                                                                             --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $6,644,318,658)                          $7,757,039,864      106.9%
                                                                             ==============      =====

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


At October 31, 2017, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                    UNREALIZED
                                     NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                          CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                          --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
Mini MSCI Emerging Markets Index(R)     650     12/15/17  $35,838,323 $36,536,500   $  698,177
S&P 500 Emini Index(R)                  115     12/15/17   14,359,518  14,793,025      433,507
                                                          ----------- -----------   ----------
TOTAL FUTURES CONTRACTS                                   $50,197,841 $51,329,525   $1,131,684
                                                          =========== ===========   ==========

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------------
                                  LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                               -------------- -------------- ------- --------------
Common Stocks
   Brazil                      $  550,520,155             --   --    $  550,520,155
   Chile                              981,740 $  132,574,707   --       133,556,447
   China                           89,180,547  1,137,915,529   --     1,227,096,076
   Colombia                        14,911,455             --   --        14,911,455
   Greece                                  --     25,217,545   --        25,217,545
   Hong Kong                               --      1,157,333   --         1,157,333
   Hungary                                 --      8,961,022   --         8,961,022
   India                           11,232,946  1,043,739,690   --     1,054,972,636
   Indonesia                          807,023    220,447,064   --       221,254,087
   Malaysia                            71,943    263,796,236   --       263,868,179
   Mexico                         170,986,135        290,892   --       171,277,027
   Philippines                             --     96,386,183   --        96,386,183
   Poland                                  --    111,220,569   --       111,220,569
   South Africa                     5,028,616    439,820,617   --       444,849,233
   South Korea                      1,107,748  1,091,815,647   --     1,092,923,395
   Taiwan                           1,180,409  1,254,421,725   --     1,255,602,134
   Thailand                       263,170,583        482,844   --       263,653,427
   Turkey                                  --    125,969,893   --       125,969,893
Preferred Stocks
   Brazil                          99,390,000             --   --        99,390,000
   Chile                                   --      4,195,197   --         4,195,197
   Colombia                         2,738,763             --   --         2,738,763
   India                              143,762             --   --           143,762
Rights/Warrants
   Brazil                                  --        327,212   --           327,212
   Chile                                   --        222,147   --           222,147
   Hong Kong                               --         10,653   --            10,653
   India                                   --        312,585   --           312,585
   Malaysia                                --         53,996   --            53,996
   South Korea                             --        427,461   --           427,461
   Taiwan                                  --         40,793   --            40,793
   Thailand                                --      1,229,207   --         1,229,207
Securities Lending Collateral              --    584,551,292   --       584,551,292
Futures Contracts**                 1,131,684             --   --         1,131,684
                               -------------- --------------   --    --------------
TOTAL                          $1,212,583,509 $6,545,588,039   --    $7,758,171,548
                               ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
COMMON STOCKS -- (95.0%)
BRAZIL -- (6.0%)
*   Aliansce Shopping Centers SA                                    796,814 $  4,272,344       0.0%
*   B2W Cia Digital                                                 193,784    1,257,615       0.0%
    B3 SA - Brasil Bolsa Balcao                                   1,710,130   12,494,148       0.1%
    Banco Alfa de Investimento SA                                    39,700       69,903       0.0%
    Banco Bradesco SA                                                90,100      902,845       0.0%
    Banco do Brasil SA                                            9,323,902   98,161,338       0.5%
    Banco Santander Brasil SA                                     1,119,293    9,789,066       0.1%
    Banco Santander Brasil SA                                        52,100      452,749       0.0%
*   Brasil Brokers Participacoes SA                               1,941,457      658,765       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas            80,384      312,808       0.0%
*   Cia Siderurgica Nacional SA                                   3,185,998    8,210,180       0.0%
*   Construtora Tenda SA                                            286,402    1,497,103       0.0%
*   Cosan Logistica SA(BR17H74)                                      32,200       92,034       0.0%
*   Cosan Logistica SA(BF0KYP7)                                       8,339       23,707       0.0%
    Cosan SA Industria e Comercio                                 1,126,226   12,875,876       0.1%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes       3,676,417   14,385,149       0.1%
*   Direcional Engenharia SA                                      1,626,261    2,908,210       0.0%
    Duratex SA                                                    4,219,212   12,330,164       0.1%
    Embraer SA                                                    1,693,862    8,113,844       0.0%
    Embraer SA Sponsored ADR                                        905,586   17,332,916       0.1%
*   Eternit SA                                                      658,302      217,334       0.0%
*   Even Construtora e Incorporadora SA                           3,919,275    6,469,625       0.0%
    Ez Tec Empreendimentos e Participacoes SA                     1,172,726    7,707,517       0.0%
    Fibria Celulose SA                                            1,148,310   18,372,679       0.1%
    Fibria Celulose SA Sponsored ADR                              2,450,371   39,058,914       0.2%
#   Gafisa SA ADR                                                   169,012    1,538,007       0.0%
    Gerdau SA                                                     1,775,763    5,884,288       0.0%
#   Gerdau SA Sponsored ADR                                      10,901,719   36,084,690       0.2%
    Guararapes Confeccoes SA                                         55,400    2,650,353       0.0%
*   Helbor Empreendimentos SA                                     1,782,686    1,122,591       0.0%
    International Meal Co. Alimentacao SA                           496,100    1,569,601       0.0%
    Iochpe Maxion SA                                              1,652,393   11,309,595       0.1%
    JBS SA                                                       12,439,175   28,670,981       0.2%
*   JHSF Participacoes SA                                         1,382,074      933,691       0.0%
*   Kepler Weber SA                                                  12,200       83,278       0.0%
    Kroton Educacional SA                                        11,250,514   61,870,433       0.3%
    Magnesita Refratarios SA                                        643,250    9,045,181       0.1%
*   Marisa Lojas SA                                                  18,900       45,354       0.0%
*   Mills Estruturas e Servicos de Engenharia SA                    627,446      820,918       0.0%
    MRV Engenharia e Participacoes SA                             5,312,557   20,543,468       0.1%
*   Paranapanema SA                                               1,903,243      861,064       0.0%
*   Petro Rio SA                                                     19,400      336,607       0.0%
*   Petroleo Brasileiro SA                                        6,183,583   32,928,199       0.2%
*   Petroleo Brasileiro SA Sponsored ADR                         14,614,044  155,639,569       0.8%
    Porto Seguro SA                                                 613,581    6,697,942       0.0%
*   Profarma Distribuidora de Produtos Farmaceuticos SA              51,700      129,436       0.0%
    QGEP Participacoes SA                                         1,551,066    4,006,514       0.0%
*   Rodobens Negocios Imobiliarios SA                               208,475      358,791       0.0%
*   Santos Brasil Participacoes SA                                1,221,500    1,306,896       0.0%
    Sao Carlos Empreendimentos e Participacoes SA                    56,800      708,763       0.0%
    Sao Martinho SA                                                 146,289      823,275       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ----------- -------------- ---------------
BRAZIL -- (Continued)
    SLC Agricola SA                                                  941,091 $    6,328,983       0.0%
*   Springs Global Participacoes SA                                   37,300        136,712       0.0%
    Sul America SA                                                 2,156,138     11,817,796       0.1%
    Technos SA                                                        39,400         52,031       0.0%
*   Tecnisa SA                                                     2,537,514      1,807,357       0.0%
*   TPI - Triunfo Participacoes e Investimentos SA                   528,200        621,640       0.0%
    Tupy SA                                                          391,985      2,088,558       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                           527,800      1,940,951       0.0%
    Vale SA                                                       26,500,917    260,043,235       1.3%
#   Vale SA Sponsored ADR                                         25,156,364    246,280,802       1.3%
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao SA                                    15,290         85,627       0.0%
    Via Varejo SA(B7VY430)                                           116,124        269,783       0.0%
    Via Varejo SA(BGSHPP4)                                            63,198        436,028       0.0%
                                                                             --------------       ---
TOTAL BRAZIL                                                                  1,195,845,821       6.1%
                                                                             --------------       ---
CHILE -- (1.6%)
    Besalco SA                                                       512,877        600,165       0.0%
    CAP SA                                                           938,489     10,177,473       0.1%
    Cementos BIO BIO SA                                              665,307        837,796       0.0%
    Cencosud SA                                                   11,043,156     32,949,762       0.2%
*   Cia Sud Americana de Vapores SA                               73,319,581      4,174,284       0.0%
    Cristalerias de Chile SA                                         264,624      2,845,236       0.0%
    Embotelladora Andina SA Class A ADR                                1,397         37,160       0.0%
    Empresa Nacional de Telecomunicaciones SA                        145,718      1,685,249       0.0%
    Empresas CMPC SA                                              15,736,853     50,400,502       0.3%
    Empresas COPEC SA                                              2,936,259     45,220,980       0.2%
    Empresas Hites SA                                              1,868,082      2,054,817       0.0%
*   Empresas La Polar SA                                           6,640,668        770,247       0.0%
    Enel Americas SA                                              10,922,839      2,342,244       0.0%
    Enel Americas SA ADR                                           3,841,992     40,725,115       0.2%
    Enel Chile SA                                                  3,949,232     23,260,976       0.1%
    Grupo Security SA                                              1,507,692        684,595       0.0%
    Inversiones Aguas Metropolitanas SA                            4,866,454      8,706,219       0.1%
    Itau CorpBanca(45033E105)                                          3,677         50,669       0.0%
    Itau CorpBanca(BYT25P4)                                      694,240,669      6,532,464       0.0%
    Latam Airlines Group SA                                        2,156,062     29,771,142       0.2%
    Latam Airlines Group SA Sponsored ADR                          1,200,157     16,298,132       0.1%
*   Masisa SA                                                     43,018,684      3,264,845       0.0%
    PAZ Corp. SA                                                   2,189,657      3,784,033       0.0%
    Ripley Corp. SA                                               12,474,248     13,130,506       0.1%
    Salfacorp SA                                                   3,369,406      5,796,171       0.0%
    Sigdo Koppers SA                                                  87,684        169,490       0.0%
    Sociedad Matriz SAAM SA                                       53,555,204      5,469,840       0.0%
    Socovesa SA                                                    5,888,997      3,718,368       0.0%
    Vina Concha y Toro SA                                            871,791      1,538,016       0.0%
                                                                             --------------       ---
TOTAL CHILE                                                                     316,996,496       1.6%
                                                                             --------------       ---
CHINA -- (16.6%)
    361 Degrees International, Ltd.                                6,885,000      2,622,567       0.0%
*   A8 New Media Group, Ltd.                                         986,000         69,502       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
CHINA -- (Continued)
#   Agile Group Holdings, Ltd.                                    17,218,999 $ 25,121,768       0.1%
    Agricultural Bank of China, Ltd. Class H                     145,256,000   68,414,544       0.4%
    Air China, Ltd. Class H                                        4,062,000    3,873,124       0.0%
    Ajisen China Holdings, Ltd.                                    1,344,000      630,927       0.0%
    AMVIG Holdings, Ltd.                                           5,303,100    1,502,177       0.0%
    Angang Steel Co., Ltd. Class H                                 6,518,640    5,714,372       0.0%
    Anhui Conch Cement Co., Ltd. Class H                             862,500    3,694,685       0.0%
#*  Anton Oilfield Services Group                                  6,626,000      791,339       0.0%
*   Anxin-China Holdings, Ltd.                                     6,152,000       56,935       0.0%
    Asia Cement China Holdings Corp.                               6,539,000    2,280,438       0.0%
#*  Asian Citrus Holdings, Ltd.                                    4,633,000       66,810       0.0%
    AVIC International Holdings, Ltd. Class H                      3,150,000    2,940,269       0.0%
#   BAIC Motor Corp., Ltd. Class H                                 6,834,000    8,010,462       0.1%
    Bank of China, Ltd. Class H                                  441,292,817  220,541,705       1.1%
    Bank of Chongqing Co., Ltd. Class H                            2,050,500    1,663,846       0.0%
    Bank of Communications Co., Ltd. Class H                      36,795,574   27,778,206       0.2%
*   Baoye Group Co., Ltd. Class H                                  2,813,120    1,974,821       0.0%
#   BBMG Corp. Class H                                            12,369,000    6,172,641       0.0%
    Beijing Capital Land, Ltd. Class H                             9,413,060    5,072,343       0.0%
    Beijing Enterprises Holdings, Ltd.                             2,932,500   17,434,468       0.1%
    Beijing North Star Co., Ltd. Class H                           3,118,000    1,160,301       0.0%
*   Beijing Properties Holdings, Ltd.                                456,000       19,893       0.0%
#*  Boer Power Holdings, Ltd.                                      1,115,000      287,413       0.0%
    Bosideng International Holdings, Ltd.                         12,864,000    1,137,844       0.0%
#*  Boyaa Interactive International, Ltd.                          1,434,000      594,494       0.0%
*   C C Land Holdings, Ltd.                                       25,150,429    5,547,785       0.0%
    Cabbeen Fashion, Ltd.                                            496,000      135,419       0.0%
*   Capital Environment Holdings, Ltd.                             3,762,000      176,274       0.0%
    Carrianna Group Holdings Co., Ltd.                             3,880,391      457,748       0.0%
*   CECEP COSTIN New Materials Group, Ltd.                           132,000        1,903       0.0%
#*  Central China Real Estate, Ltd.                                6,491,350    3,111,509       0.0%
*   Century Sunshine Group Holdings, Ltd.                         14,780,000      470,153       0.0%
#*  CGN Meiya Power Holdings Co., Ltd.                            12,076,000    1,812,510       0.0%
    Changshouhua Food Co., Ltd.                                       91,000       44,702       0.0%
#   Chaowei Power Holdings, Ltd.                                   3,508,000    1,979,947       0.0%
*   Chigo Holding, Ltd.                                           33,836,000      620,384       0.0%
#   China Aerospace International Holdings, Ltd.                  22,358,000    2,810,163       0.0%
    China Agri-Industries Holdings, Ltd.                          17,758,500    8,678,961       0.1%
    China Aoyuan Property Group, Ltd.                             11,044,000    6,695,229       0.0%
    China BlueChemical, Ltd. Class H                              11,854,878    3,543,500       0.0%
    China Cinda Asset Management Co., Ltd. Class H                58,538,000   22,747,454       0.1%
    China CITIC Bank Corp., Ltd. Class H                          41,970,112   27,043,280       0.2%
#   China Coal Energy Co., Ltd. Class H                           11,883,000    5,442,458       0.0%
    China Communications Construction Co., Ltd. Class H           22,404,327   27,212,205       0.2%
    China Communications Services Corp., Ltd. Class H             20,989,071   12,737,856       0.1%
    China Construction Bank Corp. Class H                        619,669,101  553,807,555       2.8%
    China Dongxiang Group Co., Ltd.                               15,765,000    2,931,705       0.0%
    China Electronics Optics Valley Union Holding Co., Ltd.        1,692,000      160,768       0.0%
*   China Environmental Technology and Bioenergy Holdings, Ltd.      690,000       21,583       0.0%
    China Everbright Bank Co., Ltd. Class H                       17,214,000    8,125,734       0.1%
    China Everbright, Ltd.                                         6,847,869   16,249,105       0.1%
*   China Fiber Optic Network System Group, Ltd.                   3,598,000       60,555       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
CHINA -- (Continued)
    China Financial Services Holdings, Ltd.                        1,884,000 $   164,116       0.0%
    China Foods, Ltd.                                              3,304,000   2,089,816       0.0%
*   China Glass Holdings, Ltd.                                     7,390,000     721,092       0.0%
    China Greenfresh Group Co., Ltd.                               1,919,000     332,111       0.0%
*   China Harmony New Energy Auto Holding, Ltd.                    5,399,000   3,190,005       0.0%
*   China High Precision Automation Group, Ltd.                      429,000      12,579       0.0%
#   China High Speed Transmission Equipment Group Co., Ltd.        1,517,000   1,653,576       0.0%
#*  China Hongqiao Group, Ltd.                                    10,475,000  12,579,269       0.1%
    China Huarong Asset Management Co., Ltd. Class H              23,522,000  11,064,841       0.1%
#*  China Huiyuan Juice Group, Ltd.                                5,909,983   1,878,922       0.0%
    China International Capital Corp., Ltd. Class H                1,824,000   3,761,165       0.0%
#   China International Marine Containers Group Co., Ltd.
      Class H                                                        408,700     814,773       0.0%
*   China ITS Holdings Co., Ltd.                                   5,486,147     359,024       0.0%
#   China Jinmao Holdings Group, Ltd.                             40,786,580  18,329,619       0.1%
    China Lesso Group Holdings, Ltd.                               3,067,000   2,049,537       0.0%
*   China Longevity Group Co., Ltd.                                1,152,649      37,971       0.0%
    China Machinery Engineering Corp. Class H                      1,166,000     714,878       0.0%
    China Merchants Bank Co., Ltd. Class H                         1,056,500   4,034,412       0.0%
#   China Merchants Land, Ltd.                                    12,070,000   2,275,993       0.0%
    China Merchants Port Holdings Co., Ltd.                        8,569,333  26,806,323       0.1%
    China Minsheng Banking Corp., Ltd. Class H                    25,625,000  24,823,413       0.1%
    China Mobile, Ltd.                                             5,164,500  51,946,425       0.3%
    China Mobile, Ltd. Sponsored ADR                                 357,064  18,013,879       0.1%
#   China National Building Material Co., Ltd. Class H            29,650,000  25,025,426       0.1%
    China National Materials Co., Ltd. Class H                    13,545,000   9,349,698       0.1%
*   China New Town Development Co., Ltd.                          11,705,522     540,688       0.0%
#   China Oil & Gas Group, Ltd.                                    6,680,000     454,023       0.0%
    China Oilfield Services, Ltd. Class H                          8,572,000   7,609,625       0.1%
    China Oriental Group Co., Ltd.                                   444,000     290,538       0.0%
#   China Overseas Grand Oceans Group, Ltd.                        6,641,000   3,895,195       0.0%
    China Overseas Land & Investment, Ltd.                        26,952,000  87,513,573       0.5%
    China Petroleum & Chemical Corp. ADR                           1,159,521  85,387,112       0.4%
    China Petroleum & Chemical Corp. Class H                     113,421,575  83,287,527       0.4%
*   China Properties Group, Ltd.                                   5,232,000   1,173,631       0.0%
    China Railway Construction Corp., Ltd. Class H                17,771,014  22,317,466       0.1%
    China Railway Group, Ltd. Class H                             14,488,000  11,645,500       0.1%
*   China Rare Earth Holdings, Ltd.                                7,886,600     587,080       0.0%
    China Reinsurance Group Corp. Class H                         13,794,000   3,061,777       0.0%
    China Resources Cement Holdings, Ltd.                         15,678,000  10,596,750       0.1%
    China Resources Land, Ltd.                                    21,434,000  63,969,495       0.3%
*   China Rundong Auto Group, Ltd.                                    22,000       9,026       0.0%
*   China Saite Group Co., Ltd.                                    2,082,000     160,391       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                        2,913,000   1,244,292       0.0%
    China SCE Property Holdings, Ltd.                             11,959,000   5,399,032       0.0%
*   China Shengmu Organic Milk, Ltd.                                 542,000      93,095       0.0%
    China Shenhua Energy Co., Ltd. Class H                        23,276,000  55,682,428       0.3%
    China Shineway Pharmaceutical Group, Ltd.                        781,000     732,012       0.0%
    China Silver Group, Ltd.                                       1,932,000     663,918       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.                6,572,200   2,359,792       0.0%
    China South City Holdings, Ltd.                               24,622,000   6,882,864       0.0%
    China Starch Holdings, Ltd.                                   27,170,000   1,062,905       0.0%
    China Sunshine Paper Holdings Co., Ltd.                          552,000     165,625       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
*   China Taifeng Beddings Holdings, Ltd.                           640,000 $    16,612       0.0%
    China Taiping Insurance Holdings Co., Ltd.                    3,210,400  10,587,105       0.1%
    China Travel International Investment Hong Kong, Ltd.        20,917,631   7,755,469       0.1%
#*  China Unicom Hong Kong, Ltd. ADR                              6,973,434  98,534,622       0.5%
    China XLX Fertiliser, Ltd.                                      567,000     205,009       0.0%
#*  China Yurun Food Group, Ltd.                                  6,534,000     787,505       0.0%
    China ZhengTong Auto Services Holdings, Ltd.                  7,283,000   7,668,119       0.1%
#   China Zhongwang Holdings, Ltd.                               17,672,154  10,424,867       0.1%
    Chongqing Machinery & Electric Co., Ltd. Class H             12,300,000   1,497,950       0.0%
    Chongqing Rural Commercial Bank Co., Ltd. Class H            20,425,000  13,884,916       0.1%
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd.    1,188,000     121,812       0.0%
    Chu Kong Shipping Enterprise Group Co., Ltd.                    526,000     134,104       0.0%
    CIFI Holdings Group Co., Ltd.                                   102,000      56,866       0.0%
*   CIMC Enric Holdings, Ltd.                                       442,000     299,326       0.0%
*   CITIC Dameng Holdings, Ltd.                                   2,855,000     181,319       0.0%
#   CITIC Resources Holdings, Ltd.                                8,084,000     881,732       0.0%
    CITIC Securities Co., Ltd. Class H                            3,112,500   6,915,648       0.0%
    CITIC, Ltd.                                                  25,564,483  37,450,300       0.2%
    Clear Media, Ltd.                                               101,000     114,926       0.0%
    CNOOC, Ltd.                                                  60,746,000  82,942,156       0.4%
#   CNOOC, Ltd. Sponsored ADR                                       156,136  21,343,791       0.1%
    Comba Telecom Systems Holdings, Ltd.                         10,450,683   1,915,576       0.0%
    Concord New Energy Group, Ltd.                               35,200,000   1,715,669       0.0%
*   Coolpad Group, Ltd.                                           5,720,600     286,030       0.0%
    COSCO SHIPPING Energy Transportation Co., Ltd. Class H        3,494,000   2,046,758       0.0%
#   COSCO SHIPPING International Hong Kong Co., Ltd.              5,564,000   2,311,563       0.0%
    COSCO SHIPPING Ports, Ltd.                                   15,915,786  18,444,595       0.1%
*   Coslight Technology International Group Co., Ltd.             2,026,000     888,577       0.0%
    CPMC Holdings, Ltd.                                           1,489,000   1,248,445       0.0%
#   CRCC High-Tech Equipment Corp., Ltd. Class H                  1,399,000     457,480       0.0%
*   DaChan Food Asia, Ltd.                                        3,195,000     245,719       0.0%
    Dah Chong Hong Holdings, Ltd.                                 7,795,000   3,659,041       0.0%
*   Daphne International Holdings, Ltd.                           2,812,000     191,000       0.0%
*   Dongfang Electric Corp., Ltd. Class H                           471,600     460,209       0.0%
    Dongfeng Motor Group Co., Ltd. Class H                       15,208,000  20,875,866       0.1%
    Dongyue Group, Ltd.                                           3,950,000   2,877,119       0.0%
#*  Dynasty Fine Wines Group, Ltd.                                9,228,600     319,394       0.0%
    E-Commodities Holdings, Ltd.                                    732,000      71,364       0.0%
#*  eHi Car Services, Ltd. Sponsored ADR                              8,185      93,882       0.0%
    Embry Holdings, Ltd.                                            539,000     172,654       0.0%
    EVA Precision Industrial Holdings, Ltd.                       5,442,000     755,392       0.0%
#   Everbright Securities Co., Ltd. Class H                         489,600     675,889       0.0%
    Evergreen International Holdings, Ltd.                        1,393,000     126,781       0.0%
    Fantasia Holdings Group Co., Ltd.                            22,432,015   3,194,554       0.0%
    Far East Horizon, Ltd.                                          583,000     579,335       0.0%
    Fosun International, Ltd.                                    18,277,683  45,347,078       0.2%
    Fufeng Group, Ltd.                                            6,758,000   4,871,058       0.0%
#   Future Land Development Holdings, Ltd.                        8,274,000   3,983,164       0.0%
#*  GCL-Poly Energy Holdings, Ltd.                               83,998,000  14,442,802       0.1%
    Gemdale Properties & Investment Corp., Ltd.                   7,566,000     776,066       0.0%
#*  Glorious Property Holdings, Ltd.                             28,204,000   3,073,348       0.0%
    Goldlion Holdings, Ltd.                                       1,962,000     769,764       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
CHINA -- (Continued)
    Goldpac Group, Ltd.                                              744,000 $    226,223       0.0%
#   GOME Retail Holdings, Ltd.                                    80,257,000   10,292,111       0.1%
    Greenland Hong Kong Holdings, Ltd.                             5,214,575    2,500,188       0.0%
#   Greentown China Holdings, Ltd.                                 5,845,591    7,301,870       0.0%
    Guangdong Yueyun Transportation Co., Ltd. Class H                 46,000       29,491       0.0%
    Guangshen Railway Co., Ltd. Sponsored ADR                        369,715   10,729,129       0.1%
    Guangzhou R&F Properties Co., Ltd. Class H                    10,476,714   22,339,674       0.1%
#*  Guodian Technology & Environment Group Corp., Ltd. Class H     4,780,000      349,364       0.0%
    Guolian Securities Co., Ltd. Class H                             171,500       84,044       0.0%
    Guorui Properties, Ltd.                                           94,000       27,738       0.0%
    Haitong Securities Co., Ltd. Class H                           3,648,400    5,776,149       0.0%
*   Hanergy Thin Film Power Group, Ltd.                           14,642,000       74,565       0.0%
*   Harbin Bank Co., Ltd. Class H                                  1,128,000      340,013       0.0%
    Harbin Electric Co., Ltd. Class H                              6,567,474    3,092,195       0.0%
    Hengdeli Holdings, Ltd.                                       20,508,000    1,051,220       0.0%
*   Hi Sun Technology China, Ltd.                                  2,022,000      464,262       0.0%
#   Hilong Holding, Ltd.                                           7,074,000    1,126,637       0.0%
#   HKC Holdings, Ltd.                                             1,144,155      935,913       0.0%
    HNA Infrastructure Co., Ltd. Class H                           1,469,000    1,584,674       0.0%
*   Honghua Group, Ltd.                                            2,791,000      272,221       0.0%
    Honworld Group, Ltd.                                             293,000      143,142       0.0%
    Hopefluent Group Holdings, Ltd.                                1,556,000      697,681       0.0%
    Hopson Development Holdings, Ltd.                              8,384,000    8,578,947       0.1%
#*  Hua Han Health Industry Holdings, Ltd.                        23,012,000    1,563,355       0.0%
    Hua Hong Semiconductor, Ltd.                                   1,910,000    3,338,587       0.0%
    Huaneng Renewables Corp., Ltd. Class H                        33,002,000   11,349,525       0.1%
#   Huishang Bank Corp., Ltd. Class H                              1,112,000      562,878       0.0%
#*  Hydoo International Holding, Ltd.                              1,112,000      107,406       0.0%
    Industrial & Commercial Bank of China, Ltd. Class H          498,032,996  396,267,428       2.0%
    Inner Mongolia Yitai Coal Co., Ltd. Class H                       10,500       12,373       0.0%
#   Jiangnan Group, Ltd.                                          10,330,000      861,075       0.0%
    Jiangxi Copper Co., Ltd. Class H                               7,197,000   11,491,851       0.1%
#*  JinkoSolar Holding Co., Ltd. ADR                                 250,524    6,671,454       0.0%
    Joy City Property, Ltd.                                        3,830,000      668,373       0.0%
    Ju Teng International Holdings, Ltd.                          10,482,249    3,737,499       0.0%
    K Wah International Holdings, Ltd.                             1,186,233      681,469       0.0%
*   Kai Yuan Holdings, Ltd.                                       41,600,000      287,607       0.0%
*   Kaisa Group Holdings, Ltd.                                     9,883,632    6,315,489       0.0%
    Kangda International Environmental Co., Ltd.                   4,453,000    1,125,023       0.0%
*   Kasen International Holdings, Ltd.                             1,807,000      282,738       0.0%
    Kingboard Chemical Holdings, Ltd.                              7,352,845   43,632,187       0.2%
#   Kunlun Energy Co., Ltd.                                       27,274,000   25,293,448       0.1%
    KWG Property Holding, Ltd.                                    11,271,000   11,190,175       0.1%
*   Labixiaoxin Snacks Group, Ltd.                                 2,175,000      167,349       0.0%
    Le Saunda Holdings, Ltd.                                         120,000       21,066       0.0%
    Legend Holdings Corp. Class H                                    697,900    1,835,062       0.0%
    Leoch International Technology, Ltd.                           1,981,000      388,846       0.0%
#*  Lianhua Supermarket Holdings Co., Ltd. Class H                   310,000      131,251       0.0%
#   Logan Property Holdings Co., Ltd.                                540,000      500,254       0.0%
    Longfor Properties Co., Ltd.                                   9,529,000   22,259,023       0.1%
    Lonking Holdings, Ltd.                                        17,717,000    7,971,773       0.1%
*   Maanshan Iron & Steel Co., Ltd. Class H                        1,522,000      715,233       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
CHINA -- (Continued)
    Maoye International Holdings, Ltd.                            13,022,000 $ 1,503,102       0.0%
#   Metallurgical Corp. of China, Ltd. Class H                       201,000      66,533       0.0%
*   MIE Holdings Corp.                                             5,252,000     444,572       0.0%
    MIN XIN Holdings, Ltd.                                           708,418     470,620       0.0%
*   Mingfa Group International Co., Ltd.                             608,000      17,535       0.0%
    Minmetals Land, Ltd.                                          13,489,205   1,990,513       0.0%
    MOBI Development Co., Ltd.                                       379,000      74,487       0.0%
    Modern Land China Co., Ltd.                                    2,015,200     395,126       0.0%
#*  Munsun Capital Group, Ltd.                                    22,260,000     205,477       0.0%
*   Nature Home Holding Co., Ltd.                                    154,000      20,531       0.0%
*   New World Department Store China, Ltd.                         3,867,000     847,804       0.0%
    Nine Dragons Paper Holdings, Ltd.                              7,384,000  13,571,779       0.1%
#*  North Mining Shares Co., Ltd.                                  7,230,000     148,280       0.0%
#   NVC Lighting Holdings, Ltd.                                    3,397,000     370,564       0.0%
*   Ourgame International Holdings, Ltd.                             329,000      94,523       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                        852,000     328,778       0.0%
    Parkson Retail Group, Ltd.                                    11,262,000   1,704,806       0.0%
#   PAX Global Technology, Ltd.                                    2,303,000   1,165,449       0.0%
    People's Insurance Co. Group of China, Ltd. (The) Class H     38,160,000  18,162,500       0.1%
    PetroChina Co., Ltd. ADR                                          75,718   4,959,529       0.0%
    PetroChina Co., Ltd. Class H                                 136,138,000  88,993,181       0.5%
#*  Phoenix New Media, Ltd. ADR                                       10,300      56,032       0.0%
#   Poly Culture Group Corp., Ltd. Class H                           220,200     527,131       0.0%
#*  Poly Property Group Co., Ltd.                                 20,990,488  10,173,579       0.1%
    Pou Sheng International Holdings, Ltd.                         1,775,000     325,418       0.0%
    Powerlong Real Estate Holdings, Ltd.                          13,203,000   6,279,865       0.0%
#*  Prosperity International Holdings HK, Ltd.                    17,080,000     186,064       0.0%
#*  PW Medtech Group, Ltd.                                           771,000     161,105       0.0%
    Qingdao Port International Co., Ltd. Class H                      17,000      12,018       0.0%
    Qingling Motors Co., Ltd. Class H                              9,012,000   3,061,326       0.0%
*   Qinhuangdao Port Co., Ltd. Class H                             1,594,000     543,960       0.0%
*   Qunxing Paper Holdings Co., Ltd.                               5,020,071     243,237       0.0%
*   Real Gold Mining, Ltd.                                         3,137,500     105,771       0.0%
*   Real Nutriceutical Group, Ltd.                                 4,895,000     210,136       0.0%
    Red Star Macalline Group Corp., Ltd. Class H                     442,800     529,689       0.0%
#*  Renhe Commercial Holdings Co., Ltd.                           43,919,000   1,030,802       0.0%
#*  REXLot Holdings, Ltd.                                         84,066,621     679,287       0.0%
#*  Ronshine China Holdings, Ltd.                                    535,500     603,248       0.0%
*   Sany Heavy Equipment International Holdings Co., Ltd.          4,972,000     880,188       0.0%
*   Scud Group, Ltd.                                               3,368,000      84,185       0.0%
#   Seaspan Corp.                                                    418,925   2,932,475       0.0%
#*  Semiconductor Manufacturing International Corp.               19,816,698  30,407,401       0.2%
#*  Semiconductor Manufacturing International Corp. ADR            1,226,271   9,307,397       0.1%
#   Shandong Chenming Paper Holdings, Ltd. Class H                   998,818   1,816,874       0.0%
*   Shanghai Electric Group Co., Ltd. Class H                      1,266,000     574,631       0.0%
    Shanghai Industrial Holdings, Ltd.                             5,405,918  16,606,799       0.1%
#   Shanghai Industrial Urban Development Group, Ltd.             10,568,000   2,278,110       0.0%
    Shanghai Jin Jiang International Hotels Group Co., Ltd.
      Class H                                                      8,296,000   2,989,782       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H                     7,968,000   1,624,295       0.0%
    Shengjing Bank Co., Ltd. Class H                                 306,000     239,340       0.0%
    Shenguan Holdings Group, Ltd.                                  3,610,000     196,736       0.0%
    Shenzhen International Holdings, Ltd.                          4,510,039   8,620,081       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
CHINA -- (Continued)
    Shenzhen Investment, Ltd.                                    34,722,650 $15,490,301       0.1%
    Shimao Property Holdings, Ltd.                               12,917,035  27,076,373       0.2%
*   Shougang Concord International Enterprises Co., Ltd.         26,852,208     788,824       0.0%
#   Shougang Fushan Resources Group, Ltd.                        21,640,594   4,665,646       0.0%
    Shui On Land, Ltd.                                           34,228,803   8,476,957       0.1%
#*  Shunfeng International Clean Energy, Ltd.                    12,878,000     859,030       0.0%
*   Silver Grant International Industries, Ltd.                   9,776,804   1,429,865       0.0%
#*  Silverman Holdings, Ltd.                                        286,000      26,371       0.0%
    SIM Technology Group, Ltd.                                    8,253,000     449,993       0.0%
    Sino Harbour Holdings Group, Ltd.                               144,000      13,667       0.0%
    Sino-Ocean Group Holding, Ltd.                               29,056,602  18,975,312       0.1%
#*  Sinofert Holdings, Ltd.                                       7,620,000   1,348,944       0.0%
#*  Sinolink Worldwide Holdings, Ltd.                            10,762,508   1,614,251       0.0%
#*  SinoMedia Holding, Ltd.                                         110,000      27,087       0.0%
    Sinopec Engineering Group Co., Ltd. Class H                   3,444,500   2,954,786       0.0%
    Sinopec Kantons Holdings, Ltd.                                5,900,000   3,822,528       0.0%
#   Sinotrans Shipping, Ltd.                                     10,048,416   2,872,390       0.0%
    Sinotrans, Ltd. Class H                                      11,619,000   5,585,279       0.0%
#   Sinotruk Hong Kong, Ltd.                                      6,660,335   8,856,962       0.1%
#   Skyworth Digital Holdings, Ltd.                              17,965,083   8,273,235       0.1%
    SOHO China, Ltd.                                             19,194,888  11,120,128       0.1%
    Springland International Holdings, Ltd.                       1,823,000     332,067       0.0%
#*  SPT Energy Group, Inc.                                        2,484,000     188,037       0.0%
*   SRE Group, Ltd.                                              21,316,285     552,468       0.0%
#*  Taung Gold International, Ltd.                                7,700,000      69,160       0.0%
    TCC International Holdings, Ltd.                             20,912,583   9,703,842       0.1%
#   TCL Multimedia Technology Holdings, Ltd.                        785,000     422,642       0.0%
#*  Technovator International, Ltd.                               1,612,000     502,395       0.0%
#   Tenwow International Holdings, Ltd.                           2,441,000     547,858       0.0%
    Texhong Textile Group, Ltd.                                     373,000     514,674       0.0%
*   Tian An China Investment Co., Ltd.                            5,275,000   3,940,524       0.0%
#   Tiangong International Co., Ltd.                             13,493,944   1,591,820       0.0%
    Tianjin Port Development Holdings, Ltd.                      21,737,657   3,405,231       0.0%
    Tianyi Summi Holdings, Ltd.                                   4,508,000     647,407       0.0%
#   Tomson Group, Ltd.                                            2,200,825   1,015,659       0.0%
    Tonly Electronics Holdings, Ltd.                                 75,330      92,792       0.0%
    Top Spring International Holdings, Ltd.                         108,000      65,962       0.0%
    TPV Technology, Ltd.                                          9,036,496   1,542,031       0.0%
    Trigiant Group, Ltd.                                          2,036,000     271,596       0.0%
*   Trony Solar Holdings Co., Ltd.                                8,775,000     132,726       0.0%
#*  United Energy Group, Ltd.                                     2,258,000     123,062       0.0%
#*  V1 Group, Ltd.                                                6,864,000     224,551       0.0%
#   Wasion Group Holdings, Ltd.                                   4,350,000   2,237,228       0.0%
    Weichai Power Co., Ltd. Class H                               6,104,000   7,600,848       0.1%
    Weiqiao Textile Co. Class H                                   5,279,500   2,761,241       0.0%
    Welling Holding, Ltd.                                         1,456,000     296,868       0.0%
*   West China Cement, Ltd.                                      26,720,000   4,247,858       0.0%
#   Wisdom Sports Group                                             361,000      50,472       0.0%
*   Wuzhou International Holdings, Ltd.                             496,000      59,140       0.0%
    Xiamen International Port Co., Ltd. Class H                  10,408,000   2,014,298       0.0%
*   Xinchen China Power Holdings, Ltd.                            5,080,000     749,523       0.0%
    Xingda International Holdings, Ltd.                           9,640,842   3,682,734       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
CHINA -- (Continued)
*   Xingfa Aluminium Holdings, Ltd.                                 435,000 $      314,462       0.0%
    Xinhua Winshare Publishing and Media Co., Ltd. Class H        1,050,000        911,789       0.0%
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H             2,692,000        369,654       0.0%
    Xinyuan Real Estate Co., Ltd. ADR                                 8,494         47,481       0.0%
#   XTEP International Holdings, Ltd.                             1,360,500        450,230       0.0%
*   Yanchang Petroleum International, Ltd.                       21,400,000        375,999       0.0%
    Yanzhou Coal Mining Co., Ltd. Class H                         8,546,000      8,529,690       0.1%
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR                      10,382        102,574       0.0%
    Yip's Chemical Holdings, Ltd.                                   842,000        316,779       0.0%
*   Youyuan International Holdings, Ltd.                          3,376,251      2,129,508       0.0%
*   Yuanda China Holdings, Ltd.                                   1,702,000         32,985       0.0%
*   YuanShengTai Dairy Farm, Ltd.                                   658,000         34,592       0.0%
    Yuexiu Property Co., Ltd.                                    62,040,786     12,022,866       0.1%
    Yuzhou Properties Co., Ltd.                                  14,172,960      7,000,925       0.0%
    Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H         424,600        239,973       0.0%
*   Zhong An Real Estate, Ltd.                                   14,937,600      1,975,116       0.0%
    Zhuhai Holdings Investment Group, Ltd.                        1,312,000        196,924       0.0%
#   Zoomlion Heavy Industry Science and Technology Co., Ltd.
      Class H                                                     9,018,200      4,376,181       0.0%
                                                                            --------------      ----
TOTAL CHINA                                                                  3,329,761,158      17.0%
                                                                            --------------      ----
COLOMBIA -- (0.2%)
    Almacenes Exito SA                                            1,309,883      7,035,876       0.1%
    Constructora Conconcreto SA                                      86,988         28,338       0.0%
    Ecopetrol SA                                                  2,498,142      1,367,304       0.0%
#   Ecopetrol SA Sponsored ADR                                      530,625      5,884,631       0.0%
    Grupo Argos SA                                                1,075,684      7,015,523       0.0%
    Grupo de Inversiones Suramericana SA                          1,441,262     18,297,378       0.1%
    Grupo Nutresa SA                                                195,348      1,735,114       0.0%
    Mineros SA                                                       65,037         53,448       0.0%
                                                                            --------------      ----
TOTAL COLOMBIA                                                                  41,417,612       0.2%
                                                                            --------------      ----
CZECH REPUBLIC -- (0.3%)
    CEZ A.S.                                                      1,529,292     33,533,251       0.2%
#   Unipetrol A.S.                                                1,371,042     23,398,267       0.1%
                                                                            --------------      ----
TOTAL CZECH REPUBLIC                                                            56,931,518       0.3%
                                                                            --------------      ----
GREECE -- (0.0%)
*   Alpha Bank AE                                                   121,090        241,444       0.0%
    Bank of Greece                                                   26,513        432,321       0.0%
*   Ellaktor SA                                                   1,053,403      2,003,111       0.0%
*   GEK Terna Holding Real Estate Construction SA                   343,754      1,698,187       0.0%
*   Intracom Holdings SA                                          1,511,057      1,020,886       0.0%
*   Piraeus Bank SA                                                   1,682          4,838       0.0%
                                                                            --------------      ----
TOTAL GREECE                                                                     5,400,787       0.0%
                                                                            --------------      ----
HONG KONG -- (0.0%)
    Lai Fung Holdings, Ltd.                                       1,067,635      1,799,742       0.0%
                                                                            --------------      ----
HUNGARY -- (0.4%)
    MOL Hungarian Oil & Gas P.L.C.                                2,457,408     29,429,130       0.2%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
HUNGARY -- (Continued)
    OTP Bank P.L.C.                                               1,172,897 $47,286,171       0.2%
                                                                            -----------       ---
TOTAL HUNGARY                                                                76,715,301       0.4%
                                                                            -----------       ---
INDIA -- (12.9%)
*   5Paisa Capital, Ltd.                                            111,720     450,615       0.0%
    Aarti Industries                                                 30,129     438,746       0.0%
*   Aban Offshore, Ltd.                                             315,580     981,640       0.0%
    ACC, Ltd.                                                       309,155   8,638,116       0.1%
    Adani Enterprises, Ltd.                                       3,374,526   6,910,908       0.1%
*   Adani Power, Ltd.                                             8,001,954   4,062,913       0.0%
*   Adani Transmissions, Ltd.                                     2,722,454   8,748,495       0.1%
*   Aditya Birla Capital, Ltd.                                    1,689,688   4,639,574       0.0%
*   Aditya Birla Fashion and Retail, Ltd.                         3,745,622   9,042,502       0.1%
    Alembic, Ltd.                                                   417,234     253,203       0.0%
*   Allahabad Bank                                                1,291,820   1,566,380       0.0%
    Allcargo Logistics, Ltd.                                        423,285   1,139,262       0.0%
*   Alok Industries, Ltd.                                         1,000,620      53,403       0.0%
    Ambuja Cements, Ltd.                                          2,267,838   9,855,264       0.1%
*   Amtek Auto, Ltd.                                              1,425,705     546,969       0.0%
    Anant Raj, Ltd.                                                 841,579     781,252       0.0%
*   Andhra Bank                                                   2,343,184   2,399,069       0.0%
    Apar Industries, Ltd.                                           148,591   1,757,355       0.0%
    Apollo Tyres, Ltd.                                            3,884,806  14,781,809       0.1%
*   Arvind SmartSpaces, Ltd.                                         43,351     108,189       0.0%
    Arvind, Ltd.                                                  2,298,009  14,253,986       0.1%
    Ashoka Buildcon, Ltd.                                           198,807     655,171       0.0%
    Astra Microwave Products, Ltd.                                  107,891     198,737       0.0%
    Atul, Ltd.                                                        1,109      41,013       0.0%
    Axis Bank, Ltd.                                               9,476,893  76,915,366       0.4%
    Bajaj Finserv, Ltd.                                             180,320  14,070,895       0.1%
    Bajaj Holdings & Investment, Ltd.                               402,184  18,515,699       0.1%
    Balkrishna Industries, Ltd.                                      72,381   1,917,717       0.0%
*   Ballarpur Industries, Ltd.                                    3,056,548     661,690       0.0%
    Balmer Lawrie & Co., Ltd.                                       835,603   3,053,341       0.0%
    Balrampur Chini Mills, Ltd.                                   2,088,771   5,539,465       0.0%
    Banco Products India, Ltd.                                       10,176      34,822       0.0%
    Bank of Baroda                                                4,157,896  10,935,451       0.1%
*   Bank of India                                                   667,860   1,981,548       0.0%
*   Bank Of Maharashtra                                             969,657     415,703       0.0%
    BEML, Ltd.                                                       52,357   1,385,980       0.0%
*   BGR Energy Systems, Ltd.                                        169,812     377,297       0.0%
    Bharat Electronics, Ltd.                                        328,702     934,747       0.0%
    Bharat Heavy Electricals, Ltd.                                9,090,087  13,762,684       0.1%
    Bharti Airtel, Ltd.                                          11,108,283  85,474,747       0.5%
    Biocon, Ltd.                                                    998,256   5,546,202       0.0%
    Birla Corp., Ltd.                                               172,475   3,049,218       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.                       1,308,130   3,923,394       0.0%
*   Bombay Rayon Fashions, Ltd.                                      18,941      38,935       0.0%
    Brigade Enterprises, Ltd.                                       171,015     694,468       0.0%
    Canara Bank                                                   1,065,655   6,703,709       0.1%
    Ceat, Ltd.                                                      348,178   9,001,139       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
*   CG Power and Industrial Solutions, Ltd.                       1,981,665 $ 2,541,031       0.0%
    Chambal Fertilizers and Chemicals, Ltd.                       2,614,619   6,113,459       0.0%
    Chennai Super Kings Cricket, Ltd.                             5,080,767      33,095       0.0%
    Cipla, Ltd.                                                      22,485     217,533       0.0%
    City Union Bank, Ltd.                                         1,406,373   3,518,068       0.0%
*   Coffee Day Enterprises, Ltd.                                      3,599      12,340       0.0%
    Container Corp. Of India, Ltd.                                   98,594   2,102,161       0.0%
    Coromandel International, Ltd.                                  209,529   1,665,556       0.0%
*   Corp. Bank                                                    1,646,469   1,149,491       0.0%
    Cox & Kings, Ltd.                                             1,236,012   4,986,877       0.0%
    Crompton Greaves Consumer Electricals, Ltd.                   1,356,518   4,627,053       0.0%
    Cyient, Ltd.                                                    113,103     944,083       0.0%
    Dalmia Bharat Sugar & Industries, Ltd.                           14,037      39,889       0.0%
    Dalmia Bharat, Ltd.                                             113,205   5,246,829       0.0%
*   DB Realty, Ltd.                                                 873,103     509,319       0.0%
    DCB Bank, Ltd.                                                2,586,080   7,100,876       0.1%
    DCM Shriram, Ltd.                                               435,661   3,535,970       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.                 509,809   3,733,657       0.0%
    Deepak Nitrite, Ltd.                                              1,173       3,946       0.0%
    Delta Corp., Ltd.                                               501,826   2,058,757       0.0%
*   DEN Networks, Ltd.                                              377,359     500,180       0.0%
*   Dena Bank                                                       507,403     217,655       0.0%
    Dewan Housing Finance Corp., Ltd.                             1,806,956  17,916,452       0.1%
    Dhampur Sugar Mills, Ltd.                                        41,650     203,585       0.0%
*   Dishman Carbogen Amcis, Ltd.                                  1,414,095   6,467,772       0.1%
    DLF, Ltd.                                                     2,544,960   7,934,647       0.1%
    Dredging Corp. Of India, Ltd.                                    28,211     243,977       0.0%
    Edelweiss Financial Services, Ltd.                            2,585,583  11,234,147       0.1%
    EID Parry India, Ltd.                                         1,012,210   5,827,606       0.0%
    EIH, Ltd.                                                     1,066,648   2,530,061       0.0%
    Electrosteel Castings, Ltd.                                     894,946     442,335       0.0%
    Engineers India, Ltd.                                           895,520   2,571,410       0.0%
*   Eros International Media, Ltd.                                  382,259   1,236,153       0.0%
    Escorts, Ltd.                                                   580,894   6,826,090       0.1%
    Essel Propack, Ltd.                                             706,018   3,108,866       0.0%
*   Eveready Industries India, Ltd.                                 101,492     529,112       0.0%
    Exide Industries, Ltd.                                          789,280   2,555,968       0.0%
    FDC, Ltd.                                                        37,976     112,063       0.0%
    Federal Bank, Ltd.                                           12,197,858  22,986,976       0.1%
    Finolex Cables, Ltd.                                            584,263   5,541,242       0.0%
    Finolex Industries, Ltd.                                        111,226   1,228,801       0.0%
*   Firstsource Solutions, Ltd.                                   2,887,525   1,964,240       0.0%
*   Fortis Healthcare, Ltd.                                         823,646   1,834,584       0.0%
    Future Enterprises, Ltd.                                      1,276,134   1,016,841       0.0%
*   Future Retail, Ltd.                                           1,365,526  10,957,211       0.1%
    GAIL India, Ltd.                                              4,690,248  33,693,412       0.2%
    Gateway Distriparks, Ltd.                                       162,889     662,068       0.0%
    Gati, Ltd.                                                      546,110   1,008,451       0.0%
    Genus Power Infrastructures, Ltd.                                88,739      84,480       0.0%
    GHCL, Ltd.                                                      209,712     735,349       0.0%
    GIC Housing Finance, Ltd.                                        98,306     735,673       0.0%
    GOCL Corp., Ltd.                                                 23,887     196,060       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
INDIA -- (Continued)
    Graphite India, Ltd.                                            427,320 $  3,282,378       0.0%
    Grasim Industries, Ltd.                                       1,206,920   22,930,747       0.1%
    Great Eastern Shipping Co., Ltd. (The)                          977,791    5,885,470       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                              390,143    4,791,112       0.0%
    Gujarat Ambuja Exports, Ltd.                                     15,060       40,721       0.0%
    Gujarat Fluorochemicals, Ltd.                                   387,110    5,565,907       0.0%
    Gujarat Mineral Development Corp., Ltd.                       1,331,276    3,608,199       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.            739,622    5,953,717       0.0%
    Gujarat Pipavav Port, Ltd.                                       26,370       57,560       0.0%
    Gujarat State Fertilizers & Chemicals, Ltd.                   2,186,080    5,437,397       0.0%
    Gujarat State Petronet, Ltd.                                  2,550,125    8,041,989       0.1%
*   Hathway Cable & Datacom, Ltd.                                    64,819       30,578       0.0%
    HBL Power Systems, Ltd.                                          74,867       74,196       0.0%
*   HCL Infosystems, Ltd.                                           462,162      341,669       0.0%
    HCL Technologies, Ltd.                                           53,109      701,445       0.0%
*   HEG, Ltd.                                                       120,919    3,207,286       0.0%
    HeidelbergCement India, Ltd.                                    362,751      833,900       0.0%
    Hikal, Ltd.                                                      91,934      360,461       0.0%
*   Himachal Futuristic Communications, Ltd.                      7,434,134    3,398,562       0.0%
    Himatsingka Seide, Ltd.                                         406,842    2,311,970       0.0%
    Hindalco Industries, Ltd.                                    11,830,581   48,940,608       0.3%
    Hinduja Global Solutions, Ltd.                                   62,937      560,699       0.0%
    Hindustan Media Ventures, Ltd.                                   11,103       40,656       0.0%
*   Housing Development & Infrastructure, Ltd.                    2,719,300    2,465,546       0.0%
    HSIL, Ltd.                                                      393,601    2,570,310       0.0%
    HT Media, Ltd.                                                  546,085      865,631       0.0%
    Huhtamaki PPL, Ltd.                                               6,913       27,648       0.0%
    ICICI Bank, Ltd. Sponsored ADR                               15,014,286  137,380,716       0.7%
*   IDBI Bank, Ltd.                                               1,878,469    1,826,572       0.0%
    Idea Cellular, Ltd.                                          13,787,345   19,756,346       0.1%
    IDFC Bank, Ltd.                                               5,019,981    4,389,784       0.0%
    IDFC, Ltd.                                                    6,397,237    6,228,955       0.0%
*   IFCI, Ltd.                                                    9,728,752    3,659,620       0.0%
    IIFL Holdings, Ltd.                                           2,793,003   26,532,238       0.2%
*   IL&FS Transportation Networks, Ltd.                             429,254      593,314       0.0%
    India Cements, Ltd. (The)                                     2,685,958    8,075,506       0.1%
    Indiabulls Housing Finance, Ltd.                              1,561,102   29,994,075       0.2%
*   Indiabulls Real Estate, Ltd.                                  1,715,543    5,996,532       0.0%
    Indian Bank                                                   1,030,313    4,984,315       0.0%
    Indian Hotels Co., Ltd. (The)                                 5,075,478    8,914,600       0.1%
    INEOS Styrolution India, Ltd.                                    31,624      481,296       0.0%
    Infosys, Ltd.                                                   303,831    4,326,668       0.0%
    Ingersoll-Rand India, Ltd.                                        4,634       57,069       0.0%
*   Inox Wind, Ltd.                                                  15,251       34,762       0.0%
*   Intellect Design Arena, Ltd.                                    476,136    1,033,505       0.0%
    Ipca Laboratories, Ltd.                                          23,144      190,824       0.0%
    J Kumar Infraprojects, Ltd.                                      53,829      220,408       0.0%
    Jai Corp., Ltd.                                                  29,123       57,473       0.0%
    Jain Irrigation Systems, Ltd.                                 5,361,908    8,517,641       0.1%
*   Jaiprakash Associates, Ltd.                                  17,658,065    5,049,594       0.0%
*   Jammu & Kashmir Bank, Ltd. (The)                              3,148,970    4,013,379       0.0%
*   Jaypee Infratech, Ltd.                                        6,353,217    1,322,518       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    JB Chemicals & Pharmaceuticals, Ltd.                            509,846 $ 2,261,290       0.0%
    JBF Industries, Ltd.                                            440,696   1,510,725       0.0%
    Jindal Poly Films, Ltd.                                         324,821   2,017,371       0.0%
    Jindal Saw, Ltd.                                              2,065,551   3,979,427       0.0%
*   Jindal Steel & Power, Ltd.                                    4,783,550  12,077,789       0.1%
*   JITF Infralogistics, Ltd.                                       114,725      67,125       0.0%
    JK Cement, Ltd.                                                 213,375   3,277,755       0.0%
    JK Lakshmi Cement, Ltd.                                         420,350   2,798,906       0.0%
    JK Paper, Ltd.                                                  103,296     180,561       0.0%
    JK Tyre & Industries, Ltd.                                      880,284   1,982,039       0.0%
    JM Financial, Ltd.                                            4,615,123  11,735,351       0.1%
    JSW Energy, Ltd.                                              5,451,141   7,164,628       0.1%
*   JSW Holdings, Ltd.                                                2,820      82,057       0.0%
    JSW Steel, Ltd.                                              20,551,299  82,414,526       0.4%
    Jubilant Life Sciences, Ltd.                                    993,088   9,827,913       0.1%
    Kalpataru Power Transmission, Ltd.                              760,173   4,398,816       0.0%
    Kalyani Steels, Ltd.                                             28,587     185,135       0.0%
    Karnataka Bank, Ltd. (The)                                    2,303,013   5,795,734       0.0%
    Karur Vysya Bank, Ltd. (The)                                  1,891,790   3,705,702       0.0%
    Kaveri Seed Co., Ltd.                                           108,771     962,807       0.0%
    KCP, Ltd.                                                        37,400      70,887       0.0%
    KEC International, Ltd.                                       1,056,359   4,770,086       0.0%
    Kirloskar Brothers, Ltd.                                         11,195      43,605       0.0%
    Kirloskar Oil Engines, Ltd.                                     296,633   1,630,761       0.0%
    Kolte-Patil Developers, Ltd.                                     89,111     348,176       0.0%
    KPIT Technologies, Ltd.                                       1,339,109   3,035,248       0.0%
    KRBL, Ltd.                                                      301,431   3,014,423       0.0%
    L&T Finance Holdings, Ltd.                                    1,300,526   4,050,542       0.0%
    Lakshmi Machine Works, Ltd.                                       5,679     514,391       0.0%
    Lakshmi Vilas Bank, Ltd. (The)                                  355,564     826,981       0.0%
    Larsen & Toubro, Ltd.                                         4,214,051  79,664,841       0.4%
    LIC Housing Finance, Ltd.                                       711,208   6,584,950       0.1%
    LT Foods, Ltd.                                                   39,519      41,661       0.0%
    Magma Fincorp, Ltd.                                             127,558     348,026       0.0%
    Maharashtra Seamless, Ltd.                                      109,042     847,797       0.0%
    Mahindra & Mahindra Financial Services, Ltd.                    952,055   6,368,912       0.0%
    Mahindra & Mahindra, Ltd.                                     1,893,788  39,379,585       0.2%
*   Mahindra CIE Automotive, Ltd.                                    29,954     116,058       0.0%
    Mahindra Lifespace Developers, Ltd.                             236,010   1,616,465       0.0%
    Man Infraconstruction, Ltd.                                      74,313      73,138       0.0%
    Manappuram Finance, Ltd.                                      3,368,567   5,262,795       0.0%
    McLeod Russel India, Ltd.                                       735,546   1,877,392       0.0%
    Meghmani Organics, Ltd.                                         117,920     214,737       0.0%
    Mercator, Ltd.                                                  228,177     160,538       0.0%
    Merck, Ltd.                                                      79,792   1,371,487       0.0%
    MindTree, Ltd.                                                   74,555     552,961       0.0%
    MOIL, Ltd.                                                      177,496     723,881       0.0%
    Mphasis, Ltd.                                                   516,057   5,497,578       0.0%
    MRF, Ltd.                                                        13,874  14,257,341       0.1%
    Muthoot Finance, Ltd.                                           312,747   2,383,298       0.0%
*   Nagarjuna Fertilizers & Chemicals, Ltd.                       1,812,637     506,289       0.0%
    National Aluminium Co., Ltd.                                  4,964,081   7,321,136       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
INDIA -- (Continued)
    Nava Bharat Ventures, Ltd.                                      221,036 $    480,921       0.0%
*   Navkar Corp., Ltd.                                                3,743       11,128       0.0%
    NCC, Ltd.                                                     5,820,195    9,825,481       0.1%
    Nectar Lifesciences, Ltd.                                       268,595      115,593       0.0%
    NIIT Technologies, Ltd.                                         531,141    5,540,832       0.0%
*   NIIT, Ltd.                                                      542,835      879,067       0.0%
    Nilkamal, Ltd.                                                   59,356    1,474,896       0.0%
    NOCIL, Ltd.                                                      63,951      181,466       0.0%
    Oberoi Realty, Ltd.                                             701,136    5,139,143       0.0%
    OCL India, Ltd.                                                 105,395    2,343,621       0.0%
    Omaxe, Ltd.                                                     553,097    1,748,417       0.0%
    OnMobile Global, Ltd.                                           309,728      285,141       0.0%
    Orient Cement, Ltd.                                             616,163    1,602,439       0.0%
*   Oriental Bank of Commerce                                       975,550    2,123,208       0.0%
*   Parsvnath Developers, Ltd.                                      163,025       57,572       0.0%
    PC Jeweller, Ltd.                                             1,220,290    6,595,397       0.1%
    Persistent Systems, Ltd.                                        103,950    1,051,680       0.0%
    Petronet LNG, Ltd.                                            5,383,098   21,620,236       0.1%
    Phillips Carbon Black, Ltd.                                       7,518      107,305       0.0%
    Piramal Enterprises, Ltd.                                       702,850   29,733,058       0.2%
*   Polaris Consulting & Services, Ltd.                              78,121      341,718       0.0%
    Polyplex Corp., Ltd.                                              7,729       67,393       0.0%
    Power Finance Corp., Ltd.                                     6,211,801   13,374,041       0.1%
    Prabhat Dairy, Ltd.                                              18,509       40,653       0.0%
    Praj Industries, Ltd.                                         1,021,567    1,246,834       0.0%
*   Prakash Industries, Ltd.                                        100,349      229,584       0.0%
    Prestige Estates Projects, Ltd.                                 294,794    1,397,531       0.0%
    PTC India Financial Services, Ltd.                            2,531,201    1,591,871       0.0%
    PTC India, Ltd.                                               3,755,156    7,133,881       0.1%
*   Punjab National Bank                                          2,525,346    7,709,845       0.1%
    Puravankara, Ltd.                                               460,912      688,743       0.0%
    Radico Khaitan, Ltd.                                            681,924    2,308,044       0.0%
    Rain Industries, Ltd.                                         1,419,913    5,929,099       0.0%
    Rajesh Exports, Ltd.                                             17,376      209,860       0.0%
    Ramco Cements, Ltd. (The)                                       229,438    2,545,644       0.0%
    Ramkrishna Forgings, Ltd.                                         1,752       20,718       0.0%
    Rashtriya Chemicals & Fertilizers, Ltd.                         657,223      916,700       0.0%
    Ratnamani Metals & Tubes, Ltd.                                    3,941       53,901       0.0%
    Raymond, Ltd.                                                   408,303    5,625,657       0.0%
    Redington India, Ltd.                                         2,049,822    4,978,621       0.0%
    Reliance Capital, Ltd.                                        1,214,767   10,808,927       0.1%
*   Reliance Communications, Ltd.                                16,993,662    4,501,941       0.0%
*   Reliance Home Finance, Ltd.                                   1,766,396    2,352,149       0.0%
    Reliance Industries, Ltd.                                    33,999,334  495,984,582       2.5%
    Reliance Industries, Ltd. GDR                                    98,068    2,815,075       0.0%
*   Reliance Naval and Engineering, Ltd.                             22,287       18,658       0.0%
*   Reliance Power, Ltd.                                          9,323,446    5,869,304       0.0%
*   Rolta India, Ltd.                                               712,187      620,719       0.0%
    RSWM, Ltd.                                                        2,943       17,404       0.0%
*   Ruchi Soya Industries, Ltd.                                     758,436      282,123       0.0%
    Rural Electrification Corp., Ltd.                             9,208,929   24,691,470       0.1%
    Sangam India, Ltd.                                                2,135        6,381       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
INDIA -- (Continued)
    Sanghvi Movers, Ltd.                                             45,111 $   118,571       0.0%
*   Shipping Corp. of India, Ltd.                                 1,762,665   2,512,482       0.0%
    Shriram City Union Finance, Ltd.                                  5,127     182,545       0.0%
    Shriram Transport Finance Co., Ltd.                             756,375  13,686,797       0.1%
    Simplex Infrastructures, Ltd.                                    55,412     454,313       0.0%
    Sintex Industries, Ltd.                                       3,215,837   1,325,711       0.0%
*   Sintex Plastics Technology, Ltd.                              7,846,946  11,266,819       0.1%
    Siyaram Silk Mills, Ltd.                                          3,315      30,390       0.0%
    Sobha, Ltd.                                                     817,815   6,442,036       0.1%
    Sonata Software, Ltd.                                           219,589     608,985       0.0%
    South Indian Bank, Ltd. (The)                                11,772,339   5,581,634       0.0%
    SREI Infrastructure Finance, Ltd.                             1,890,601   3,365,332       0.0%
    SRF, Ltd.                                                       250,941   6,545,168       0.1%
    State Bank of India                                          11,298,960  53,493,423       0.3%
*   Steel Authority of India, Ltd.                                2,740,577   3,290,434       0.0%
    Sterlite Technologies, Ltd.                                   1,708,053   7,573,565       0.1%
    Sunteck Realty, Ltd.                                            117,718     638,558       0.0%
*   Surya Roshni, Ltd.                                               20,979     120,164       0.0%
    Suven Life Sciences, Ltd.                                        19,227      63,941       0.0%
*   Syndicate Bank                                                2,092,900   2,656,069       0.0%
    TAKE Solutions, Ltd.                                            296,764     793,269       0.0%
    Tamil Nadu Newsprint & Papers, Ltd.                             293,748   1,654,214       0.0%
    Tata Chemicals, Ltd.                                          1,763,982  19,967,916       0.1%
    Tata Global Beverages, Ltd.                                   5,236,799  18,423,932       0.1%
*   Tata Motors, Ltd.                                            14,885,959  98,573,279       0.5%
*   Tata Motors, Ltd. Sponsored ADR                                 103,766   3,399,374       0.0%
    Tata Steel, Ltd.                                              4,969,642  54,028,006       0.3%
    Tech Mahindra, Ltd.                                           1,342,973  10,012,042       0.1%
*   Techno Electric & Engineering Co., Ltd.                          51,231     285,078       0.0%
    Texmaco Rail & Engineering, Ltd.                                 53,182      95,211       0.0%
    TI Financial Holdings, Ltd.                                     592,499   5,388,566       0.0%
    Tide Water Oil Co India, Ltd.                                       144      14,283       0.0%
    Time Technoplast, Ltd.                                        1,093,465   3,155,772       0.0%
    Titagarh Wagons, Ltd.                                           128,465     285,834       0.0%
    Transport Corp. of India, Ltd.                                   53,738     233,089       0.0%
    Trident, Ltd.                                                    83,632     132,875       0.0%
*   Tube Investments of India, Ltd.                                 592,499   2,224,687       0.0%
    TV Today Network, Ltd.                                           29,230     160,817       0.0%
*   TV18 Broadcast, Ltd.                                          6,567,720   4,417,869       0.0%
*   UCO Bank                                                      3,123,377   1,558,508       0.0%
    Uflex, Ltd.                                                     490,316   3,456,336       0.0%
    UFO Moviez India, Ltd.                                           14,533      96,770       0.0%
    Unichem Laboratories, Ltd.                                      393,258   1,869,106       0.0%
*   Union Bank of India                                           1,978,762   5,407,604       0.0%
*   Unitech, Ltd.                                                14,523,445   1,505,578       0.0%
    UPL, Ltd.                                                     2,892,553  35,729,287       0.2%
    VA Tech Wabag, Ltd.                                              35,046     317,575       0.0%
    Vardhman Textiles, Ltd.                                         253,985   5,052,408       0.0%
    Vedanta, Ltd.                                                19,014,264  97,657,605       0.5%
    Vedanta, Ltd. ADR                                             1,149,890  23,687,742       0.1%
*   Videocon Industries, Ltd.                                       333,596      82,474       0.0%
    Vijaya Bank                                                   2,481,438   2,535,180       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ----------- -------------- ---------------
INDIA -- (Continued)
    Vindhya Telelinks, Ltd.                                            6,236 $      132,521       0.0%
    Welspun Corp., Ltd.                                            1,610,561      3,660,222       0.0%
    Welspun Enterprises, Ltd.                                        861,475      2,169,182       0.0%
    Welspun India, Ltd.                                              941,794        975,093       0.0%
    West Coast Paper Mills, Ltd.                                      19,816         57,165       0.0%
    Wipro, Ltd.                                                    5,562,832     25,340,389       0.1%
    Wockhardt, Ltd.                                                  276,374      2,764,027       0.0%
*   Zee Media Corp., Ltd.                                             62,079         40,987       0.0%
    Zensar Technologies, Ltd.                                        165,883      2,016,704       0.0%
    Zuari Agro Chemicals, Ltd.                                        23,149        228,134       0.0%
                                                                             --------------      ----
TOTAL INDIA                                                                   2,581,187,259      13.2%
                                                                             --------------      ----
INDONESIA -- (2.8%)
    Adaro Energy Tbk PT                                          269,775,200     36,304,960       0.2%
    Adhi Karya Persero Tbk PT                                     22,958,000      3,706,446       0.0%
    Agung Podomoro Land Tbk PT                                   117,372,400      2,267,741       0.0%
    Alam Sutera Realty Tbk PT                                    189,446,600      5,676,263       0.0%
*   Aneka Tambang Persero Tbk PT                                 119,968,977      5,705,620       0.0%
    Asahimas Flat Glass Tbk PT                                     4,905,700      2,424,459       0.0%
    Astra Agro Lestari Tbk PT                                      2,624,567      2,820,781       0.0%
    Astra Graphia Tbk PT                                             436,900         42,813       0.0%
*   Bakrie and Brothers Tbk PT                                   444,511,450        393,300       0.0%
*   Bakrie Telecom Tbk PT                                        238,934,800         88,087       0.0%
    Bank Bukopin Tbk                                              64,881,433      2,655,975       0.0%
    Bank Danamon Indonesia Tbk PT                                 35,689,154     13,425,148       0.1%
    Bank Mandiri Persero Tbk PT                                  168,163,062     87,344,213       0.5%
    Bank Negara Indonesia Persero Tbk PT                         100,847,241     56,531,865       0.3%
*   Bank Pan Indonesia Tbk PT                                    128,383,401     10,321,253       0.1%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT          35,750,100      6,458,541       0.0%
    Bank Pembangunan Daerah Jawa Timur Tbk PT                     17,210,100        882,054       0.0%
    Bank Rakyat Indonesia Persero Tbk PT                             373,800        430,057       0.0%
    Bank Tabungan Negara Persero Tbk PT                           70,905,827     14,429,239       0.1%
*   Barito Pacific Tbk PT                                         46,009,400      6,854,200       0.1%
    Bekasi Fajar Industrial Estate Tbk PT                         44,305,000        928,674       0.0%
*   Benakat Integra Tbk PT                                       142,047,100        880,815       0.0%
    BISI International Tbk PT                                     13,394,400      1,619,671       0.0%
    Blue Bird Tbk PT                                                  51,500         17,314       0.0%
    Bumi Serpong Damai Tbk PT                                     76,490,900      9,708,328       0.1%
    Ciputra Development Tbk PT                                   169,606,478     15,133,951       0.1%
*   Clipan Finance Indonesia Tbk PT                                2,995,500         68,500       0.0%
*   Eagle High Plantations Tbk PT                                119,310,400      2,147,048       0.0%
    Elnusa Tbk PT                                                 51,940,700      1,181,057       0.0%
    Erajaya Swasembada Tbk PT                                     16,502,000        961,126       0.0%
*   Eureka Prima Jakarta Tbk PT                                    1,297,300          9,469       0.0%
*   Ever Shine Textile Tbk PT                                     19,200,815        130,447       0.0%
    Gajah Tunggal Tbk PT                                          28,846,300      1,478,989       0.0%
*   Garuda Indonesia Persero Tbk PT                               45,666,781      1,231,450       0.0%
    Global Mediacom Tbk PT                                       107,307,100      4,628,171       0.0%
*   Hanson International Tbk PT                                   48,742,700        424,239       0.0%
*   Harum Energy Tbk PT                                           13,302,800      2,305,813       0.0%
    Hexindo Adiperkasa Tbk PT                                        721,744        184,631       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
INDONESIA -- (Continued)
*   Holcim Indonesia Tbk PT                                       26,217,400 $ 1,595,721       0.0%
    Indah Kiat Pulp & Paper Corp. Tbk PT                          40,055,800  15,580,631       0.1%
*   Indika Energy Tbk PT                                           5,814,600     964,879       0.0%
    Indo Tambangraya Megah Tbk PT                                  4,073,100   6,667,814       0.1%
    Indocement Tunggal Prakarsa Tbk PT                               333,500     551,839       0.0%
    Indofood Sukses Makmur Tbk PT                                 66,605,200  40,266,352       0.2%
    Intiland Development Tbk PT                                  108,938,600   3,118,202       0.0%
    Japfa Comfeed Indonesia Tbk PT                                44,723,050   4,535,585       0.0%
    Jaya Real Property Tbk PT                                    120,228,000   8,022,026       0.1%
    Kawasan Industri Jababeka Tbk PT                             305,878,056   6,856,213       0.1%
    KMI Wire & Cable Tbk PT                                        3,902,200     126,608       0.0%
*   Krakatau Steel Persero Tbk PT                                  6,016,800     218,272       0.0%
*   Lippo Cikarang Tbk PT                                          3,467,500     972,859       0.0%
    Lippo Karawaci Tbk PT                                        296,566,849  15,090,725       0.1%
    Malindo Feedmill Tbk PT                                          331,200      21,495       0.0%
*   Matahari Putra Prima Tbk PT                                    4,231,700     180,982       0.0%
*   Medco Energi Internasional Tbk PT                            102,598,300   5,983,052       0.0%
    Media Nusantara Citra Tbk PT                                   4,453,700     512,181       0.0%
    Metrodata Electronics Tbk PT                                   1,590,750      69,887       0.0%
    Mitra Pinasthika Mustika Tbk PT                                1,984,700     158,722       0.0%
*   MNC Investama Tbk PT                                         332,569,700   2,402,560       0.0%
    Modernland Realty Tbk PT                                      89,667,000   2,183,223       0.0%
    Multipolar Tbk PT                                             68,776,700     867,564       0.0%
*   Nirvana Development Tbk PT                                     1,000,000       4,360       0.0%
*   Nusantara Infrastructure Tbk PT                              177,497,800   2,484,837       0.0%
    Pabrik Kertas Tjiwi Kimia Tbk PT                                 929,000     198,667       0.0%
    Pan Brothers Tbk PT                                           41,873,350   1,500,432       0.0%
*   Panin Financial Tbk PT                                       204,627,100   3,562,317       0.0%
*   Paninvest Tbk PT                                              30,871,000   1,910,525       0.0%
    Pembangunan Perumahan Persero Tbk PT                          18,587,900   3,907,568       0.0%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT         55,752,684   6,207,546       0.0%
    Ramayana Lestari Sentosa Tbk PT                               44,156,000   2,979,790       0.0%
    Salim Ivomas Pratama Tbk PT                                   53,850,300   2,064,535       0.0%
    Sampoerna Agro PT                                             11,967,241   2,197,884       0.0%
    Selamat Sempurna Tbk PT                                       36,748,000   3,493,923       0.0%
    Semen Baturaja Persero Tbk PT                                 11,844,200   2,436,507       0.0%
    Semen Indonesia Persero Tbk PT                                16,728,000  13,439,795       0.1%
*   Sentul City Tbk PT                                           143,325,300   1,510,664       0.0%
    Sinar Mas Agro Resources & Technology Tbk PT                   7,767,600   2,205,629       0.0%
    Sri Rejeki Isman Tbk PT                                      126,718,200   3,401,467       0.0%
    Summarecon Agung Tbk PT                                        2,382,800     181,879       0.0%
    Surya Semesta Internusa Tbk PT                                57,696,900   2,510,412       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT                       288,900     244,495       0.0%
*   Tiga Pilar Sejahtera Food Tbk                                 33,271,822   2,391,279       0.0%
    Timah Persero Tbk PT                                          50,498,860   3,053,185       0.0%
    Tiphone Mobile Indonesia Tbk PT                                7,827,700     643,570       0.0%
    Trias Sentosa Tbk PT                                             336,500       9,920       0.0%
*   Truba Alam Manunggal Engineering PT                          129,244,500      95,295       0.0%
    Tunas Baru Lampung Tbk PT                                     23,314,400   2,397,954       0.0%
    Tunas Ridean Tbk PT                                           35,397,000   3,001,107       0.0%
    Ultrajaya Milk Industry & Trading Co. Tbk PT                  29,222,100   2,813,841       0.0%
    Unggul Indah Cahaya Tbk PT                                       319,635      89,477       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
INDONESIA -- (Continued)
    United Tractors Tbk PT                                       21,207,700 $ 54,200,036       0.3%
*   Vale Indonesia Tbk PT                                        33,906,100    7,353,598       0.1%
*   Visi Media Asia Tbk PT                                        2,959,500       61,541       0.0%
    Wijaya Karya Beton Tbk PT                                     5,307,100      256,454       0.0%
    Wijaya Karya Persero Tbk PT                                  11,818,200    1,716,856       0.0%
*   XL Axiata Tbk PT                                             14,306,900    3,566,009       0.0%
                                                                            ------------       ---
TOTAL INDONESIA                                                              556,843,454       2.8%
                                                                            ------------       ---
MALAYSIA -- (2.8%)
    Affin Holdings Bhd                                           10,815,350    6,539,295       0.1%
    AirAsia Bhd                                                  17,722,900   13,985,723       0.1%
    Alliance Bank Malaysia Bhd                                   15,784,300   13,755,629       0.1%
    Allianz Malaysia Bhd                                             28,800       95,607       0.0%
    AMMB Holdings Bhd                                            22,760,762   23,017,456       0.1%
    Ann Joo Resources Bhd                                         1,766,700    1,564,964       0.0%
    APM Automotive Holdings Bhd                                     721,300      622,018       0.0%
    Batu Kawan Bhd                                                2,070,050    9,681,846       0.1%
    Benalec Holdings Bhd                                          6,473,100      657,417       0.0%
#*  Berjaya Assets BHD                                              404,600      102,347       0.0%
#*  Berjaya Corp. Bhd                                            38,465,178    3,043,506       0.0%
*   Berjaya Land Bhd                                             13,220,000    1,186,321       0.0%
    BIMB Holdings Bhd                                               895,707      928,927       0.0%
    Boustead Holdings Bhd                                        13,017,191    9,283,506       0.1%
    Boustead Plantations Bhd                                      1,724,000      655,648       0.0%
#*  Bumi Armada Bhd                                              25,619,100    4,422,128       0.0%
    Can-One Bhd                                                     401,400      270,243       0.0%
#   CB Industrial Product Holding Bhd                             1,722,100      785,490       0.0%
    Chin Teck Plantations Bhd                                       309,100      576,408       0.0%
    CIMB Group Holdings Bhd                                      31,548,927   45,756,564       0.3%
    Coastal Contracts Bhd                                         3,357,500    1,007,511       0.0%
#   CSC Steel Holdings Bhd                                        2,078,256      849,344       0.0%
    Cypark Resources Bhd                                            125,100       78,216       0.0%
*   Daya Materials Bhd                                            7,220,400      136,312       0.0%
*   Dayang Enterprise Holdings Bhd                                2,480,000      506,954       0.0%
#   DRB-Hicom Bhd                                                10,460,600    4,202,122       0.0%
    Eastern & Oriental Bhd                                       10,894,880    3,965,399       0.0%
#*  Eco World Development Group Bhd                               3,275,100    1,199,818       0.0%
#   Ekovest Bhd                                                   2,099,400      575,246       0.0%
#   Evergreen Fibreboard Bhd                                      6,576,589    1,196,103       0.0%
    FAR East Holdings Bhd                                           403,800      869,703       0.0%
#   Felda Global Ventures Holdings Bhd                           15,387,000    6,940,029       0.1%
#   Gadang Holdings Bhd                                           1,721,700      512,655       0.0%
    Genting Bhd                                                  22,035,500   47,102,707       0.3%
#   Genting Malaysia Bhd                                         22,720,300   27,004,962       0.2%
    Glomac Bhd                                                    6,061,500      937,990       0.0%
    Goldis Bhd                                                    3,223,995    2,120,884       0.0%
    GuocoLand Malaysia Bhd                                        2,797,700      773,525       0.0%
    HAP Seng Consolidated Bhd                                     4,949,882   10,854,460       0.1%
    Hap Seng Plantations Holdings Bhd                             3,368,400    2,124,571       0.0%
    Hiap Teck Venture Bhd                                         6,113,800      613,796       0.0%
*   Hibiscus Petroleum Bhd                                        7,456,700    1,253,767       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Hong Leong Financial Group Bhd                                2,819,234 $11,123,820       0.1%
    Hong Leong Industries Bhd                                       620,900   1,408,757       0.0%
    Hua Yang Bhd                                                  2,298,310     423,413       0.0%
    I-Bhd                                                            84,900      11,633       0.0%
    IJM Corp. Bhd                                                40,200,218  30,291,470       0.2%
    Insas Bhd                                                     7,583,200   1,764,029       0.0%
    IOI Properties Group Bhd                                      5,276,025   2,481,874       0.0%
*   Iris Corp. Bhd                                               21,281,900     829,610       0.0%
#*  Iskandar Waterfront City Bhd                                  1,175,800     388,832       0.0%
#*  JAKS Resources Bhd                                            3,549,700   1,241,385       0.0%
#   Jaya Tiasa Holdings Bhd                                       5,549,833   1,533,977       0.0%
    JCY International Bhd                                         8,654,300   1,104,322       0.0%
    Keck Seng Malaysia Bhd                                        2,504,000   2,832,880       0.0%
    Kenanga Investment Bank Bhd                                   2,020,487     255,449       0.0%
    Kian JOO CAN Factory Bhd                                      4,626,680   3,224,035       0.0%
    Kimlun Corp. Bhd                                                872,895     476,619       0.0%
#*  KNM Group Bhd                                                25,164,290   1,665,783       0.0%
    Kretam Holdings Bhd                                           3,429,400     453,371       0.0%
#*  KSL Holdings Bhd                                              8,770,851   2,609,236       0.0%
    Kumpulan Fima Bhd                                             2,063,300     818,838       0.0%
    Kumpulan Perangsang Selangor Bhd                              2,397,900     804,424       0.0%
*   Kwantas Corp. Bhd                                               288,400     100,718       0.0%
    Land & General Bhd                                           35,334,220   1,836,111       0.0%
*   Landmarks Bhd                                                 2,119,208     365,804       0.0%
#   LBS Bina Group Bhd                                            3,885,900   1,762,167       0.0%
#*  Lion Industries Corp. Bhd                                     1,409,700     449,614       0.0%
#   Magnum Bhd                                                    5,656,400   2,338,062       0.0%
#   Mah Sing Group Bhd                                           13,716,962   4,995,660       0.0%
    Malayan Banking Bhd                                           4,389,686   9,591,470       0.1%
    Malayan Flour Mills Bhd                                       3,150,650   1,443,966       0.0%
*   Malayan United Industries Bhd                                   403,500      21,433       0.0%
    Malaysia Airports Holdings Bhd                                1,837,754   3,593,120       0.0%
    Malaysia Building Society Bhd                                 9,670,436   2,534,511       0.0%
*   Malaysia Marine and Heavy Engineering Holdings Bhd            2,930,500     568,160       0.0%
*   Malaysian Bulk Carriers Bhd                                   4,604,925     961,584       0.0%
    Malaysian Pacific Industries Bhd                                383,775   1,261,934       0.0%
#   Malaysian Resources Corp. Bhd                                29,613,600   7,413,592       0.1%
    Malton Bhd                                                    4,431,000   1,296,823       0.0%
    MBM Resources Bhd                                             2,625,103   1,277,086       0.0%
    Media Prima Bhd                                               6,626,700   1,307,096       0.0%
    Mega First Corp. Bhd                                          1,619,300   1,342,839       0.0%
    MISC Bhd                                                     14,779,004  24,241,613       0.1%
    Mitrajaya Holdings Bhd                                          158,900      35,276       0.0%
*   MK Land Holdings Bhd                                          5,184,800     330,511       0.0%
    MKH Bhd                                                       4,214,878   2,060,599       0.0%
    MMC Corp. Bhd                                                13,700,180   6,439,470       0.1%
*   MNRB Holdings Bhd                                             2,425,750   1,317,683       0.0%
*   Mudajaya Group Bhd                                            4,184,700   1,187,715       0.0%
#   Muhibbah Engineering M Bhd                                    4,143,300   2,788,608       0.0%
*   Mulpha International Bhd                                      2,200,960   1,299,904       0.0%
*   Naim Holdings Bhd                                             2,076,600     574,207       0.0%
#   Oriental Holdings Bhd                                         3,531,579   5,462,792       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MALAYSIA -- (Continued)
#   OSK Holdings Bhd                                              7,687,071 $  2,869,475       0.0%
    Pacific & Orient Bhd                                            334,330      100,254       0.0%
    Panasonic Manufacturing Malaysia BHD                            314,180    2,894,965       0.0%
    Pantech Group Holdings Bhd                                    4,446,309      724,803       0.0%
    Paramount Corp. Bhd                                           1,682,125      694,958       0.0%
*   Parkson Holdings Bhd                                          6,785,728    1,042,030       0.0%
    PPB Group Bhd                                                 6,148,766   24,381,556       0.1%
    Protasco Bhd                                                  4,079,350    1,098,569       0.0%
    RHB Bank Bhd                                                 11,889,600   14,266,899       0.1%
*   Rimbunan Sawit Bhd                                            6,810,000      659,406       0.0%
*   Salcon Bhd                                                      695,083       69,785       0.0%
    Sapura Energy Bhd                                            33,855,300   12,811,962       0.1%
#   Sarawak Oil Palms Bhd                                           665,267      719,760       0.0%
*   Scomi Group Bhd                                              19,808,300      773,752       0.0%
    Selangor Dredging Bhd                                         1,352,800      338,437       0.0%
    Selangor Properties Bhd                                          75,300       85,373       0.0%
    Shangri-La Hotels Malaysia Bhd                                  603,800      741,650       0.0%
    SHL Consolidated Bhd                                            331,800      218,955       0.0%
#   SP Setia Bhd Group                                            5,845,823    4,519,692       0.0%
    Star Media Group Bhd                                          1,607,100      641,574       0.0%
*   Sumatec Resources Bhd                                         2,855,100       33,762       0.0%
#   Sunway Bhd                                                   22,072,071    9,014,305       0.1%
#   Supermax Corp. Bhd                                            6,599,800    2,759,368       0.0%
    Suria Capital Holdings Bhd                                      824,400      391,232       0.0%
    Symphony Life Bhd                                               735,324      151,126       0.0%
#   Ta Ann Holdings Bhd                                           2,344,326    2,043,452       0.0%
    TA Enterprise Bhd                                            20,370,200    3,081,008       0.0%
    TA Global Bhd                                                15,532,980    1,393,044       0.0%
    TAN Chong Motor Holdings Bhd                                  4,267,600    1,633,689       0.0%
    TDM Bhd                                                      13,722,720    1,701,368       0.0%
    TH Plantations Bhd                                              900,500      233,954       0.0%
    Thong Guan Industries Bhd                                        79,000       83,415       0.0%
    Time dotCom Bhd                                               3,785,380    8,209,880       0.1%
#   Tiong NAM Logistics Holdings                                  1,581,462      556,331       0.0%
    Tropicana Corp. Bhd                                           8,252,589    1,948,404       0.0%
#   UEM Edgenta Bhd                                               1,330,200      829,561       0.0%
#*  UEM Sunrise Bhd                                              20,717,345    5,433,812       0.0%
*   UMW Holdings Bhd                                                982,200    1,215,771       0.0%
#*  UMW Oil & Gas Corp. Bhd                                      16,557,528    1,253,022       0.0%
    Unisem M Bhd                                                  5,494,600    5,192,670       0.0%
    United Malacca Bhd                                              960,500    1,533,665       0.0%
    United Plantations Bhd                                           84,600      548,050       0.0%
#   UOA Development Bhd                                           7,856,700    4,734,583       0.0%
*   Vivocom International Holdings Bhd                            2,235,400       73,933       0.0%
    Wah Seong Corp. Bhd                                           4,284,583      951,163       0.0%
#*  WCT Holdings Bhd                                             13,209,362    5,177,664       0.0%
    WTK Holdings Bhd                                              5,577,950    1,066,661       0.0%
*   YNH Property Bhd                                              6,875,925    2,293,851       0.0%
    YTL Corp. Bhd                                                84,654,542   25,396,423       0.1%
*   YTL Land & Development Bhd                                    2,842,800      372,753       0.0%
                                                                            ------------       ---
TOTAL MALAYSIA                                                               566,662,777       2.9%
                                                                            ------------       ---

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
MEXICO -- (3.8%)
#   Alfa S.A.B. de C.V. Class A                                  35,173,331 $ 36,729,568       0.2%
#   Alpek S.A.B. de C.V.                                          4,125,775    4,327,687       0.0%
#*  Axtel S.A.B. de C.V.                                          8,140,014    1,762,023       0.0%
*   Bio Pappel S.A.B. de C.V.                                       439,582      532,861       0.0%
*   Cemex S.A.B. de C.V. Sponsored ADR                           14,473,498  117,380,072       0.6%
#   Coca-Cola Femsa S.A.B. de C.V. Series L                       1,424,609    9,630,280       0.1%
#   Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR                    139,424    9,542,179       0.1%
    Consorcio ARA S.A.B. de C.V. Series *                         9,308,776    3,301,716       0.0%
*   Corp Interamericana de Entretenimiento S.A.B. de C.V.
      Class B                                                     1,560,786    1,459,287       0.0%
    Corp. Actinver S.A.B. de C.V.                                   105,133       71,289       0.0%
    Credito Real S.A.B. de C.V. SOFOM ER                            948,801    1,524,278       0.0%
    Dine S.A.B. de C.V.                                           1,027,267      584,047       0.0%
#   El Puerto de Liverpool S.A.B. de C.V. Class C1                   74,271      506,949       0.0%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR       1,186,961  104,155,828       0.5%
*   Grupo Aeromexico S.A.B. de C.V.                               1,308,745    2,088,203       0.0%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR             139,667   13,257,191       0.1%
#   Grupo Carso S.A.B. de C.V. Series A1                          6,907,030   22,387,254       0.1%
    Grupo Cementos de Chihuahua S.A.B. de C.V.                    2,562,124   12,163,967       0.1%
    Grupo Comercial Chedraui S.A. de C.V.                         2,778,782    5,486,035       0.0%
#   Grupo Elektra S.A.B. de C.V.                                    260,305   10,431,752       0.1%
#*  Grupo Famsa S.A.B. de C.V. Class A                            2,831,479    1,544,839       0.0%
#   Grupo Financiero Banorte S.A.B. de C.V. Class O              18,334,815  108,640,838       0.6%
#   Grupo Financiero Inbursa S.A.B. de C.V. Class O              14,810,011   25,476,765       0.1%
    Grupo Financiero Interacciones SA de C.V. Class O               837,669    3,809,145       0.0%
#   Grupo Financiero Santander Mexico S.A.B. de C.V. Class B      4,513,225    7,584,916       0.0%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B ADR  1,632,369   13,744,547       0.1%
*   Grupo Gigante S.A.B. de C.V. Series *                           471,076    1,056,569       0.0%
#   Grupo Herdez S.A.B. de C.V. Series *                          1,008,213    2,156,127       0.0%
    Grupo Industrial Saltillo S.A.B. de C.V.                      1,346,804    2,528,276       0.0%
    Grupo KUO S.A.B. de C.V. Series B                             2,034,528    4,169,500       0.0%
    Grupo Mexico S.A.B. de C.V. Series B                         39,173,644  127,399,779       0.7%
*   Grupo Pochteca S.A.B. de C.V.                                    67,810       25,997       0.0%
*   Grupo Posadas S.A.B. de C.V.                                    335,413      612,331       0.0%
    Grupo Rotoplas S.A.B. de C.V.                                    17,266       26,784       0.0%
#   Grupo Sanborns S.A.B. de C.V.                                 1,333,379    1,465,401       0.0%
*   Grupo Simec S.A.B. de C.V. Series B                           1,107,215    3,629,162       0.0%
*   Grupo Sports World S.A.B. de C.V.                               293,561      290,931       0.0%
    Industrias Bachoco S.A.B. de C.V. Series B                    1,808,048    8,904,554       0.1%
    Industrias Bachoco S.A.B. de C.V. Sponsored ADR                  40,783    2,401,711       0.0%
#*  Industrias CH S.A.B. de C.V. Series B                         2,003,630    7,984,526       0.1%
    Industrias Penoles S.A.B. de C.V.                               156,507    3,649,048       0.0%
#*  La Comer S.A.B. de C.V.                                       5,414,652    5,253,173       0.0%
    Medica Sur S.A.B. de C.V. Series B                                1,000        2,021       0.0%
    Mexichem S.A.B. de C.V.                                       9,891,710   25,477,728       0.1%
#*  Minera Frisco S.A.B. de C.V. Class A1                         7,198,230    4,246,455       0.0%
#   Nemak S.A.B. de C.V.                                          1,531,002    1,152,339       0.0%
#   Organizacion Cultiba S.A.B. de C.V.                             170,021      141,006       0.0%
#*  Organizacion Soriana S.A.B. de C.V. Class B                  14,600,653   30,615,163       0.2%
    Promotora y Operadora de Infraestructura S.A.B. de C.V.          87,521      832,218       0.0%
    Qualitas Controladora S.A.B. de C.V.                          1,569,014    2,598,417       0.0%
#   TV Azteca S.A.B. de C.V.                                      9,523,719    1,723,750       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
MEXICO -- (Continued)
    Vitro S.A.B. de C.V. Series A                                  1,503,590 $  5,576,186       0.0%
                                                                             ------------       ---
TOTAL MEXICO                                                                  762,042,668       3.9%
                                                                             ------------       ---
PHILIPPINES -- (1.0%)
    A Soriano Corp.                                                6,260,400      854,596       0.0%
    ACR Mining Corp.                                                 105,455        6,856       0.0%
*   Alliance Global Group, Inc.                                   33,546,206   10,405,828       0.1%
    Alsons Consolidated Resources, Inc.                           20,894,000      557,876       0.0%
*   Atlas Consolidated Mining & Development Corp.                  5,351,500      518,012       0.0%
    Ayala Corp.                                                       46,260      923,123       0.0%
    Bank of the Philippine Islands                                   234,470      445,554       0.0%
    BDO Unibank, Inc.                                             13,922,319   37,099,183       0.2%
    Belle Corp.                                                    2,569,000      189,138       0.0%
    Cebu Air, Inc.                                                 2,448,710    5,172,329       0.0%
    Century Properties Group, Inc.                                28,217,400      278,723       0.0%
    China Banking Corp.                                              773,532      502,286       0.0%
    Cosco Capital, Inc.                                           12,347,200    2,038,613       0.0%
    East West Banking Corp.                                        1,354,100      850,157       0.0%
*   EEI Corp.                                                      1,495,700      356,695       0.0%
    Emperador, Inc.                                                1,168,700      163,042       0.0%
*   Empire East Land Holdings, Inc.                               24,178,000      313,905       0.0%
    Energy Development Corp.                                       1,330,669      148,826       0.0%
    Filinvest Development Corp.                                      142,800       20,887       0.0%
    Filinvest Land, Inc.                                         185,465,031    7,121,775       0.0%
    First Philippine Holdings Corp.                                4,538,830    5,616,786       0.0%
    GT Capital Holdings, Inc.                                        132,470    3,030,774       0.0%
    Integrated Micro-Electronics, Inc.                               121,600       41,690       0.0%
    JG Summit Holdings, Inc.                                       9,945,800   14,830,659       0.1%
    Lopez Holdings Corp.                                          34,562,600    3,890,618       0.0%
    LT Group, Inc.                                                17,034,500    5,934,119       0.0%
    Megaworld Corp.                                              127,188,400   13,131,798       0.1%
    Metro Retail Stores Group, Inc.                                1,545,000      120,566       0.0%
    Metropolitan Bank & Trust Co.                                  6,332,020   10,625,577       0.1%
    Nickel Asia Corp.                                              5,436,300      737,641       0.0%
    Pepsi-Cola Products Philippines, Inc.                            709,000       39,629       0.0%
    Petron Corp.                                                  18,447,500    3,482,939       0.0%
    Philex Mining Corp.                                              390,300       57,582       0.0%
*   Philippine National Bank                                       4,769,173    5,401,396       0.0%
*   Philippine National Construction Corp.                           398,900        7,101       0.0%
    Philippine Savings Bank                                        1,213,273    2,118,343       0.0%
    Phinma Corp.                                                     424,267       79,592       0.0%
    Phinma Energy Corp.                                           25,692,000      846,727       0.0%
    Phoenix Petroleum Philippines, Inc.                            1,456,600      324,499       0.0%
    RFM Corp.                                                        976,000       88,415       0.0%
    Rizal Commercial Banking Corp.                                 4,615,348    5,280,338       0.0%
    Robinsons Land Corp.                                          27,952,750   13,676,047       0.1%
    Robinsons Retail Holdings, Inc.                                  208,450      391,876       0.0%
    San Miguel Corp.                                               6,803,466   13,581,790       0.1%
    San Miguel Pure Foods Co., Inc.                                   69,390      413,994       0.0%
    Security Bank Corp.                                            1,769,464    8,434,607       0.1%
*   SSI Group, Inc.                                                2,648,000      198,993       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
PHILIPPINES -- (Continued)
    STI Education Systems Holdings, Inc.                         11,885,000 $    414,173       0.0%
*   Top Frontier Investment Holdings, Inc.                          628,532    3,630,213       0.0%
    Travellers International Hotel Group, Inc.                    2,808,200      212,530       0.0%
    Union Bank of the Philippines                                 4,413,349    7,447,502       0.0%
    Vista Land & Lifescapes, Inc.                                76,219,768    8,989,461       0.1%
                                                                            ------------       ---
TOTAL PHILIPPINES                                                            201,045,379       1.0%
                                                                            ------------       ---
POLAND -- (1.6%)
*   Agora SA                                                        550,169    2,479,254       0.0%
*   Alior Bank SA                                                   170,730    3,391,408       0.0%
#   Asseco Poland SA                                              1,157,946   15,180,779       0.1%
    Bank Handlowy w Warszawie SA                                     30,090      615,323       0.0%
*   Bank Millennium SA                                            4,362,944    9,562,253       0.1%
*   Ciech SA                                                        109,007    1,853,210       0.0%
    Cyfrowy Polsat SA                                                53,028      369,352       0.0%
    Enea SA                                                       2,423,548    9,274,070       0.1%
    Firma Oponiarska Debica SA                                       68,764    1,911,121       0.0%
*   Getin Holding SA                                              2,977,249    1,316,479       0.0%
#*  Getin Noble Bank SA                                           1,094,168      483,925       0.0%
    Grupa Azoty SA                                                  195,063    3,911,063       0.0%
    Grupa Kety SA                                                    65,947    7,145,745       0.0%
#   Grupa Lotos SA                                                1,539,194   27,912,401       0.2%
*   Impexmetal SA                                                 3,891,720    4,585,696       0.0%
    Kernel Holding SA                                               429,522    5,770,623       0.0%
    KGHM Polska Miedz SA                                          1,458,614   49,302,474       0.3%
    LC Corp. SA                                                   1,199,107      909,798       0.0%
    Lubelski Wegiel Bogdanka SA                                      23,588      478,018       0.0%
*   mBank SA                                                          4,616      583,679       0.0%
    Netia SA                                                      4,419,154    4,977,233       0.0%
    Orbis SA                                                        472,091   11,341,234       0.1%
*   PGE Polska Grupa Energetyczna SA                             11,049,608   39,618,735       0.2%
*   PKP Cargo SA                                                     26,477      377,880       0.0%
    Polski Koncern Naftowy Orlen SA                               2,350,371   83,131,467       0.4%
*   Powszechna Kasa Oszczednosci Bank Polski SA                   2,478,550   26,379,983       0.1%
*   Tauron Polska Energia SA                                     10,676,446   10,322,963       0.1%
    Trakcja SA                                                      605,353    1,283,503       0.0%
*   Vistula Group SA                                                 54,605       51,024       0.0%
                                                                            ------------       ---
TOTAL POLAND                                                                 324,520,693       1.7%
                                                                            ------------       ---
RUSSIA -- (1.7%)
*   AFI Development P.L.C. GDR                                       31,827        5,753       0.0%
    Gazprom PJSC Sponsored ADR                                   32,989,361  141,702,963       0.7%
    Lukoil PJSC Sponsored ADR(BYZDW2900)                          1,526,223   81,070,481       0.4%
    Lukoil PJSC Sponsored ADR(69343P105)                          1,476,808   78,315,128       0.4%
    Magnitogorsk Iron & Steel Works PJSC Sponsored GDR              921,089    8,975,264       0.0%
    Ros Agro P.L.C. GDR                                               2,630       31,560       0.0%
    Rosneft Oil Co. PJSC GDR                                      2,615,787   14,334,513       0.1%
    RusHydro PJSC ADR                                             8,257,380   11,057,276       0.1%
                                                                            ------------       ---
TOTAL RUSSIA                                                                 335,492,938       1.7%
                                                                            ------------       ---

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
SOUTH AFRICA -- (6.3%)
    Adcorp Holdings, Ltd.                                           928,995 $    935,825       0.0%
    Aeci, Ltd.                                                    1,631,841   12,196,168       0.1%
    African Oxygen, Ltd.                                             47,765       82,753       0.0%
*   African Phoenix Investments, Ltd.                             9,264,952      446,260       0.0%
    African Rainbow Minerals, Ltd.                                1,736,757   15,241,434       0.1%
    Alexander Forbes Group Holdings, Ltd.                         2,306,885    1,188,752       0.0%
*   Allied Electronics Corp., Ltd. Class A                           13,724       11,944       0.0%
    Alviva Holdings, Ltd.                                           902,939    1,254,217       0.0%
*   Anglo American Platinum, Ltd.                                   305,225    8,493,700       0.1%
    AngloGold Ashanti, Ltd.                                       1,352,622   12,479,982       0.1%
    AngloGold Ashanti, Ltd. Sponsored ADR                         2,757,572   25,645,420       0.1%
#*  ArcelorMittal South Africa, Ltd.                              2,390,579    1,075,718       0.0%
    Ascendis Health, Ltd.                                            85,210      105,378       0.0%
    Assore, Ltd.                                                      4,497       98,377       0.0%
*   Aveng, Ltd.                                                   7,283,572    1,299,493       0.0%
#   Barclays Africa Group, Ltd.                                   6,638,790   65,764,239       0.3%
#   Barloworld, Ltd.                                              4,642,126   43,785,661       0.2%
    Blue Label Telecoms, Ltd.                                     2,410,396    2,940,419       0.0%
#*  Brait SE                                                      2,567,253    9,596,285       0.1%
    Caxton and CTP Publishers and Printers, Ltd.                  3,089,885    2,865,590       0.0%
    Clover Industries, Ltd.                                       1,450,164    1,465,482       0.0%
*   Consolidated Infrastructure Group, Ltd.                         703,402      567,415       0.0%
#   DataTec, Ltd.                                                 3,584,698   15,201,282       0.1%
#   DRDGOLD, Ltd.                                                 5,384,649    1,833,838       0.0%
*   enX Group, Ltd.                                                 361,828      355,598       0.0%
    EOH Holdings, Ltd.                                               37,329      278,305       0.0%
    Evraz Highveld Steel and Vanadium, Ltd.                         120,337          226       0.0%
*   eXtract Group, Ltd.                                           7,742,391       32,805       0.0%
    Exxaro Resources, Ltd.                                        2,328,068   23,658,148       0.1%
    Gold Fields, Ltd.                                             3,080,433   12,261,926       0.1%
    Gold Fields, Ltd. Sponsored ADR                              13,333,101   52,932,411       0.3%
*   Grindrod, Ltd.                                                7,514,882    8,279,345       0.1%
    Group Five, Ltd.                                              1,708,539    1,571,769       0.0%
    Harmony Gold Mining Co., Ltd.                                 1,956,999    3,346,413       0.0%
#   Harmony Gold Mining Co., Ltd. Sponsored ADR                     491,788      850,793       0.0%
    Hudaco Industries, Ltd.                                         125,552    1,119,446       0.0%
    Hulamin, Ltd.                                                 1,953,365      995,513       0.0%
#*  Impala Platinum Holdings, Ltd.                                5,228,472   14,507,788       0.1%
    Imperial Holdings, Ltd.                                       2,207,724   31,663,204       0.2%
    Investec, Ltd.                                                3,265,876   22,272,969       0.1%
    Invicta Holdings, Ltd.                                           54,751      212,137       0.0%
    KAP Industrial Holdings, Ltd.                                 1,435,506      862,985       0.0%
#   Kumba Iron Ore, Ltd.                                            677,648   13,037,639       0.1%
    Lewis Group, Ltd.                                             1,795,179    3,450,130       0.0%
    Liberty Holdings, Ltd.                                        1,721,995   13,536,859       0.1%
    Merafe Resources, Ltd.                                       24,698,057    3,109,925       0.0%
    Metair Investments, Ltd.                                      1,477,712    1,985,419       0.0%
    MMI Holdings, Ltd.                                           17,679,587   23,490,357       0.1%
    Mpact, Ltd.                                                   2,726,445    4,985,092       0.0%
    MTN Group, Ltd.                                              16,070,670  139,543,349       0.7%
    Murray & Roberts Holdings, Ltd.                               6,953,858    7,876,178       0.0%
*   Nampak, Ltd.                                                  4,024,193    5,297,561       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                             PERCENTAGE
                                                                   SHARES      VALUE++     OF NET ASSETS**
                                                                 ---------- -------------- ---------------
SOUTH AFRICA -- (Continued)
#   Nedbank Group, Ltd.                                           3,003,198 $   44,011,183       0.2%
    Novus Holdings, Ltd.                                             24,983         12,402       0.0%
    Omnia Holdings, Ltd.                                            631,666      6,516,598       0.0%
    Peregrine Holdings, Ltd.                                        979,249      1,963,973       0.0%
#*  PPC, Ltd.                                                     3,590,145      1,873,277       0.0%
    Raubex Group, Ltd.                                            2,163,575      3,107,463       0.0%
    RCL Foods, Ltd.                                                 101,638        107,887       0.0%
    Reunert, Ltd.                                                   674,555      3,316,857       0.0%
*   Royal Bafokeng Platinum, Ltd.                                   469,845      1,083,226       0.0%
    Sappi, Ltd.                                                   7,529,980     50,424,547       0.3%
    Sasol, Ltd.                                                   4,145,981    121,136,352       0.6%
    Sasol, Ltd. Sponsored ADR                                     1,735,363     50,516,417       0.3%
    Sibanye-Sillwater                                             4,052,195      5,246,115       0.0%
#   Sibanye-Sillwater Sponsored ADR                               2,402,461     12,324,625       0.1%
    Standard Bank Group, Ltd.                                    16,807,621    195,176,437       1.0%
*   Stefanutti Stocks Holdings, Ltd.                                526,548        108,065       0.0%
#   Steinhoff International Holdings NV                          23,998,309    104,178,800       0.5%
*   Super Group, Ltd.                                             4,457,294     12,598,763       0.1%
    Telkom SA SOC, Ltd.                                           5,017,373     18,792,731       0.1%
    Tongaat Hulett, Ltd.                                          1,511,221     12,312,171       0.1%
#   Trencor, Ltd.                                                 1,552,783      4,836,198       0.0%
    Tsogo Sun Holdings, Ltd.                                        735,058      1,080,036       0.0%
    Wilson Bayly Holmes-Ovcon, Ltd.                                 515,024      5,513,442       0.0%
                                                                            --------------       ---
TOTAL SOUTH AFRICA                                                           1,272,327,487       6.5%
                                                                            --------------       ---
SOUTH KOREA -- (16.9%)
#*  Ace Technologies Corp.                                          237,396        793,370       0.0%
    AJ Networks Co., Ltd.                                             6,134         40,126       0.0%
#*  AJ Rent A Car Co., Ltd.                                         212,132      2,455,619       0.0%
#*  Ajin Industrial Co., Ltd.                                        29,353        165,173       0.0%
*   APS Holdings Corp.                                               28,103        250,536       0.0%
#   Asia Cement Co., Ltd.                                            16,176      1,246,773       0.0%
#   ASIA Holdings Co., Ltd.                                          20,708      2,125,600       0.0%
#   Asia Paper Manufacturing Co., Ltd.                               71,806      1,249,496       0.0%
*   Asiana Airlines, Inc.                                         1,099,873      4,546,388       0.0%
#*  AUK Corp.                                                       396,786        971,136       0.0%
#   Austem Co., Ltd.                                                233,223      1,075,014       0.0%
    Autech Corp.                                                      5,279         44,157       0.0%
#   Avaco Co., Ltd.                                                  73,660        455,075       0.0%
    Bluecom Co., Ltd.                                                72,667        485,042       0.0%
    BNK Financial Group, Inc.                                     3,089,635     27,413,424       0.2%
*   Bohae Brewery Co., Ltd.                                          28,463         26,565       0.0%
#   Bookook Securities Co., Ltd.                                     30,913        759,640       0.0%
*   Bubang Co., Ltd.                                                  6,672         19,454       0.0%
#   BYC Co., Ltd.                                                       752        214,888       0.0%
    Byucksan Corp.                                                  264,421        804,558       0.0%
#*  Capro Corp.                                                      87,634        645,941       0.0%
*   Chemtronics Co., Ltd.                                             2,758         16,067       0.0%
*   China Great Star International, Ltd.                            502,390        477,599       0.0%
    Chinyang Holdings Corp.                                          96,249        267,262       0.0%
#   Chokwang Paint, Ltd.                                             80,857        761,354       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Chongkundang Holdings Corp.                                      5,257 $   323,162       0.0%
    Chosun Refractories Co., Ltd.                                    9,716     753,897       0.0%
    CJ Hellovision Co., Ltd.                                       256,919   1,676,754       0.0%
    CJ O Shopping Co., Ltd.                                          3,953     698,069       0.0%
#   CKD Bio Corp.                                                   22,971     447,422       0.0%
#   Cosmax BTI, Inc.                                                20,454     677,114       0.0%
#   CROWNHAITAI Holdings Co., Ltd.                                   8,941     142,641       0.0%
#   Dae Dong Industrial Co., Ltd.                                  160,688   1,088,939       0.0%
    Dae Han Flour Mills Co., Ltd.                                   14,612   2,211,072       0.0%
    Dae Hyun Co., Ltd.                                             338,986     861,258       0.0%
#   Dae Won Kang Up Co., Ltd.                                      258,207     939,990       0.0%
#*  Dae Young Packaging Co., Ltd.                                1,221,445     954,210       0.0%
#   Dae-Il Corp.                                                    71,782     606,012       0.0%
#*  Daechang Co., Ltd.                                             656,070     598,105       0.0%
    Daechang Forging Co., Ltd.                                       3,535     193,904       0.0%
    Daeduck Electronics Co.                                        361,983   3,316,081       0.0%
#   Daeduck GDS Co., Ltd.                                          276,425   4,348,118       0.0%
#   Daegu Department Store                                          71,060     776,953       0.0%
#   Daehan Steel Co., Ltd.                                         227,655   2,247,317       0.0%
    Daekyo Co., Ltd.                                               184,455   1,351,849       0.0%
    Daelim B&Co Co., Ltd.                                           17,858     107,547       0.0%
    Daelim C&S Co., Ltd.                                            10,158     133,329       0.0%
    Daelim Industrial Co., Ltd.                                    324,018  24,148,838       0.1%
    Daesang Corp.                                                  202,772   4,312,693       0.0%
#   Daesang Holdings Co., Ltd.                                     171,184   1,508,243       0.0%
#   Daesung Holdings Co., Ltd.                                      42,463     320,680       0.0%
    Daewon San Up Co., Ltd.                                         43,799     292,046       0.0%
*   Daewoo Engineering & Construction Co., Ltd.                    264,196   1,735,964       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.              49,100     804,200       0.0%
*   Dahaam E-Tec Co., Ltd.                                           3,535      10,649       0.0%
    Daishin Securities Co., Ltd.                                   617,189   7,445,635       0.1%
#   Daou Data Corp.                                                 57,164     552,072       0.0%
#   Daou Technology, Inc.                                          400,563   6,571,885       0.1%
#*  Dasan Networks, Inc.                                           134,840     698,909       0.0%
    Dayou Automotive Seat Technology Co., Ltd.                      89,977      92,024       0.0%
*   Dayou Plus Co., Ltd.                                            51,812      33,823       0.0%
    DCM Corp.                                                        5,497      62,317       0.0%
    DGB Financial Group, Inc.                                    1,725,819  16,096,849       0.1%
#   Display Tech Co., Ltd.                                          43,544     152,628       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                                114,363   2,490,701       0.0%
#   Dong-A Socio Holdings Co., Ltd.                                  5,512     601,023       0.0%
#   Dong-Ah Geological Engineering Co., Ltd.                       147,896   1,722,623       0.0%
    Dong-Il Corp.                                                   18,581     922,803       0.0%
#   Dongbang Transport Logistics Co., Ltd.                         302,271     476,026       0.0%
*   DONGBU Co., Ltd.                                               496,039     347,692       0.0%
*   Dongbu Corp.                                                     2,090      21,638       0.0%
*   Dongbu Securities Co., Ltd.                                    426,397   1,330,119       0.0%
#   Dongil Industries Co., Ltd.                                     19,362   1,097,677       0.0%
*   Dongkook Industrial Co., Ltd.                                  445,064     499,189       0.0%
    Dongkuk Industries Co., Ltd.                                   398,112   1,493,804       0.0%
    Dongkuk Steel Mill Co., Ltd.                                 1,053,070  10,218,387       0.1%
    DONGSUNG Corp.                                                 221,292   1,130,149       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
    Dongwha Enterprise Co., Ltd.                                     6,886 $    218,494       0.0%
#   Dongwha Pharm Co., Ltd.                                         80,144      632,627       0.0%
    Dongwon Development Co., Ltd.                                  347,547    1,758,933       0.0%
    Dongwon Industries Co., Ltd.                                     1,010      257,442       0.0%
#*  Dongwoo Farm To Table Co., Ltd.                                 14,971       55,220       0.0%
#   Dongyang E&P, Inc.                                              35,199      380,066       0.0%
    Doosan Corp.                                                   109,063   13,059,729       0.1%
*   Doosan Engine Co., Ltd.                                        161,211      607,803       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.               720,354   11,271,537       0.1%
#*  Doosan Infracore Co., Ltd.                                   2,476,230   20,460,539       0.1%
#   DRB Holding Co., Ltd.                                          121,656      920,173       0.0%
    DY Corp.                                                       249,776    1,702,108       0.0%
    e-LITECOM Co., Ltd.                                             87,616      557,747       0.0%
    E-MART, Inc.                                                   218,300   43,699,129       0.2%
#   Eagon Industrial, Ltd.                                          74,065      533,594       0.0%
    Easy Bio, Inc.                                                 321,794    1,784,573       0.0%
#   Elentec Co., Ltd.                                              167,314      639,565       0.0%
#   Eugene Corp.                                                   881,606    4,278,028       0.0%
#*  Eugene Investment & Securities Co., Ltd.                     1,113,895    2,957,134       0.0%
    Eusu Holdings Co., Ltd.                                         61,491      355,619       0.0%
#   EVERDIGM Corp.                                                  28,689      265,184       0.0%
#*  FarmStory Co., Ltd.                                            501,701      576,050       0.0%
    Feelux Co., Ltd.                                                28,046       72,431       0.0%
    Fila Korea, Ltd.                                                 3,853      232,846       0.0%
#   Fine Technix Co., Ltd.                                         194,816      480,194       0.0%
    Fursys, Inc.                                                    28,479      856,532       0.0%
#   Gaon Cable Co., Ltd.                                            28,266      598,010       0.0%
#*  Global Display Co., Ltd.                                        32,534       74,631       0.0%
#   GMB Korea Corp.                                                 15,077      100,777       0.0%
#   GOLFZONNEWDIN Co., Ltd.                                        248,196    1,169,727       0.0%
#*  GS Engineering & Construction Corp.                            587,759   13,649,295       0.1%
#*  GS Global Corp.                                                832,882    2,323,278       0.0%
    GS Holdings Corp.                                              714,906   42,329,744       0.2%
    Gwangju Shinsegae Co., Ltd.                                      6,147    1,313,792       0.0%
*   Halla Corp.                                                    156,291      576,491       0.0%
    Halla Holdings Corp.                                           116,348    7,038,294       0.1%
    Han Kuk Carbon Co., Ltd.                                       231,961    1,214,007       0.0%
    Hana Financial Group, Inc.                                   3,054,677  130,736,577       0.7%
#*  Hana Micron, Inc.                                              122,707      555,989       0.0%
    Handsome Co., Ltd.                                             135,984    3,642,405       0.0%
    Hanil Cement Co., Ltd.                                          56,106    6,716,463       0.1%
#*  Hanjin Heavy Industries & Construction Co., Ltd.               571,915    1,950,794       0.0%
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.      186,144      787,530       0.0%
*   Hanjin Kal Corp.                                               388,211    7,503,172       0.1%
#   Hanjin Transportation Co., Ltd.                                131,754    3,377,018       0.0%
    Hankook Tire Co., Ltd.                                          37,562    1,812,954       0.0%
#   Hankuk Glass Industries, Inc.                                   17,640      488,894       0.0%
#   Hankuk Paper Manufacturing Co., Ltd.                            38,692      913,555       0.0%
    HanmiGlobal Co., Ltd.                                           13,645      116,843       0.0%
#   Hanshin Construction                                            59,082      846,590       0.0%
#*  Hansol Holdings Co., Ltd.                                      640,929    3,543,090       0.0%
#*  Hansol HomeDeco Co., Ltd.                                    1,150,526    1,509,419       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
#   Hansol Paper Co., Ltd.                                         178,393 $  2,620,146       0.0%
    Hanwha Chemical Corp.                                        1,784,550   48,611,717       0.3%
    Hanwha Corp.                                                   799,678   31,908,273       0.2%
#*  Hanwha Galleria Timeworld Co., Ltd.                              2,375       76,237       0.0%
    Hanwha General Insurance Co., Ltd.                             362,033    2,637,971       0.0%
#*  Hanwha Investment & Securities Co., Ltd.                       992,208    2,564,601       0.0%
    Hanwha Life Insurance Co., Ltd.                              3,173,440   22,422,280       0.1%
#*  Hanwha Techwin Co.,Ltd.                                        204,078    6,995,208       0.1%
#   Hanyang Securities Co., Ltd.                                    97,444      705,194       0.0%
#   Harim Co., Ltd.                                                 17,163       53,878       0.0%
#   Harim Holdings Co., Ltd.                                       280,830      951,688       0.0%
#   Heung-A Shipping Co., Ltd.                                   2,252,941    2,523,157       0.0%
#*  Heungkuk Fire & Marine Insurance Co., Ltd.                      53,448      294,660       0.0%
    Hitejinro Holdings Co., Ltd.                                   120,661    1,169,227       0.0%
#   HMC Investment Securities Co., Ltd.                            262,724    2,735,999       0.0%
#   HS R&A Co., Ltd.                                               510,664    1,073,826       0.0%
#   Humax Co., Ltd.                                                224,139    1,886,101       0.0%
#   Huons Global Co., Ltd.                                          24,120      913,377       0.0%
#   Huvis Corp.                                                    110,534      769,532       0.0%
#   Hwa Shin Co., Ltd.                                             247,915    1,105,234       0.0%
#   Hwacheon Machine Tool Co., Ltd.                                 14,514      672,633       0.0%
    Hwangkum Steel & Technology Co., Ltd.                           95,104      808,454       0.0%
    HwaSung Industrial Co., Ltd.                                   105,670    1,428,750       0.0%
#   Hy-Lok Corp.                                                    39,077      862,337       0.0%
#   Hyundai BNG Steel Co., Ltd.                                    165,551    1,842,149       0.0%
#*  Hyundai Construction Equipment Co., Ltd.                         1,831      612,426       0.0%
#   Hyundai Corp Holdings Inc.                                      16,233      211,072       0.0%
    Hyundai Corp.                                                   98,959    1,952,065       0.0%
    Hyundai Department Store Co., Ltd.                             198,364   16,199,417       0.1%
    Hyundai Development Co-Engineering & Construction               84,573    3,030,284       0.0%
#*  Hyundai Electric & Energy System Co., Ltd.                       4,000      843,135       0.0%
    Hyundai Engineering & Construction Co., Ltd.                   965,642   32,666,819       0.2%
    Hyundai Engineering Plastics Co., Ltd.                          66,962      433,423       0.0%
#   Hyundai Greenfood Co., Ltd.                                    274,621    3,920,206       0.0%
*   Hyundai Heavy Industries Co., Ltd.                              66,829    9,347,145       0.1%
    Hyundai Home Shopping Network Corp.                             27,751    3,024,311       0.0%
    Hyundai Hy Communications & Networks Co., Ltd.                 359,916    1,172,562       0.0%
#*  Hyundai Mipo Dockyard Co., Ltd.                                132,218   12,823,939       0.1%
    Hyundai Mobis Co., Ltd.                                        626,470  149,072,036       0.8%
    Hyundai Motor Co.                                            1,779,390  255,994,819       1.3%
*   Hyundai Robotics Co., Ltd.                                     129,701   52,339,945       0.3%
*   Hyundai Rotem Co., Ltd.                                         37,925      664,375       0.0%
    Hyundai Steel Co.                                            1,208,457   62,108,892       0.3%
#   Hyundai Wia Corp.                                              216,602   12,482,166       0.1%
#   Ilji Technology Co., Ltd.                                       16,833       67,587       0.0%
#   Iljin Electric Co., Ltd.                                       254,612    1,045,131       0.0%
    Iljin Holdings Co., Ltd.                                        11,969       55,502       0.0%
#   Ilshin Spinning Co., Ltd.                                       18,983    2,034,335       0.0%
#   Ilsung Pharmaceuticals Co., Ltd.                                 9,407    1,155,123       0.0%
    iMarketKorea, Inc.                                              88,170      754,355       0.0%
    Industrial Bank of Korea                                     2,438,696   33,413,193       0.2%
*   InnoWireless, Inc.                                               1,805       19,581       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
#   Intergis Co., Ltd.                                              49,180 $    131,370       0.0%
    Interpark Holdings Corp.                                       464,572    1,736,026       0.0%
    INTOPS Co., Ltd.                                               179,814    1,687,083       0.0%
#   Inzi Controls Co., Ltd.                                         89,540      482,572       0.0%
#   INZI Display Co., Ltd.                                         244,705      441,336       0.0%
    IS Dongseo Co., Ltd.                                            15,881      490,038       0.0%
#   ISU Chemical Co., Ltd.                                         198,380    3,038,621       0.0%
#   IsuPetasys Co., Ltd.                                           353,456    1,397,460       0.0%
    Jahwa Electronics Co., Ltd.                                     41,865      796,750       0.0%
    JB Financial Group Co., Ltd.                                 1,189,093    6,251,131       0.1%
    Kangnam Jevisco Co., Ltd.                                       41,716    1,359,221       0.0%
    KAON Media Co., Ltd.                                             3,470       29,981       0.0%
    KB Financial Group, Inc.                                       483,937   25,302,309       0.2%
#   KB Financial Group, Inc. ADR                                 2,889,524  151,728,905       0.8%
#   KC Green Holdings Co., Ltd.                                     61,539      287,633       0.0%
#   KCC Corp.                                                       60,607   21,119,107       0.1%
    KCC Engineering & Construction Co., Ltd.                        30,139      227,651       0.0%
#*  KEC Corp.                                                      509,327      602,587       0.0%
#   Keyang Electric Machinery Co., Ltd.                            217,110      881,152       0.0%
#   KG Chemical Corp.                                               93,477    1,360,506       0.0%
#   KG Eco Technology Service Co., Ltd.                            301,386    1,073,800       0.0%
#   KGMobilians Co., Ltd.                                           78,356      483,695       0.0%
#   KH Vatec Co., Ltd.                                             153,792    1,559,417       0.0%
    Kia Motors Corp.                                             3,544,702  112,199,131       0.6%
    KISCO Corp.                                                     69,721    2,357,457       0.0%
#   KISCO Holdings Co., Ltd.                                        12,649      902,462       0.0%
#   Kishin Corp.                                                   107,298      471,795       0.0%
    KISWIRE, Ltd.                                                   89,965    2,828,431       0.0%
    KIWOOM Securities Co., Ltd.                                      2,856      182,867       0.0%
*   KleanNara Co., Ltd.                                            110,992      425,883       0.0%
*   KMH Co., Ltd.                                                   51,803      432,322       0.0%
    Kodaco Co., Ltd.                                                23,489       64,327       0.0%
    Kolao Holdings                                                 162,310      724,159       0.0%
#   Kolon Corp.                                                      3,481      239,216       0.0%
    Kolon Global Corp.                                              15,746      137,788       0.0%
#   Kolon Industries, Inc.                                         282,187   19,086,575       0.1%
#   Komelon Corp.                                                   33,167      288,538       0.0%
*   KONA I Co., Ltd.                                                 2,101       19,909       0.0%
#   Kook Soon Dang Brewery Co., Ltd.                               112,565      615,960       0.0%
#   Korea Alcohol Industrial Co., Ltd.                             100,980      734,293       0.0%
    Korea Cast Iron Pipe Industries Co., Ltd.                        6,205       55,708       0.0%
#   Korea Circuit Co., Ltd.                                        151,297    2,251,716       0.0%
    Korea Electric Terminal Co., Ltd.                                7,650      478,427       0.0%
    Korea Export Packaging Industrial Co., Ltd.                      5,290       74,627       0.0%
#   Korea Flange Co., Ltd.                                          67,906      645,840       0.0%
    Korea Investment Holdings Co., Ltd.                            470,340   26,624,875       0.2%
*   Korea Line Corp.                                                 3,927      114,920       0.0%
    Korea Petrochemical Ind Co., Ltd.                                  300       67,064       0.0%
*   Korean Air Lines Co., Ltd.                                     121,126    3,428,895       0.0%
    Korean Reinsurance Co.                                         986,239    9,860,551       0.1%
    Kortek Corp.                                                   127,952    1,657,479       0.0%
#   KPX Chemical Co., Ltd.                                          19,742    1,326,772       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
    KSS LINE, Ltd.                                                 111,744 $    970,092       0.0%
    KT Submarine Co., Ltd.                                          22,384       91,436       0.0%
*   KTB Investment & Securities Co., Ltd.                          723,978    2,236,419       0.0%
    KTCS Corp.                                                     285,608      613,242       0.0%
    Ktis Corp.                                                      98,526      269,465       0.0%
#   Kukdo Chemical Co., Ltd.                                        57,511    3,026,018       0.0%
    Kukdong Oil & Chemicals Co., Ltd.                               26,930       76,675       0.0%
#*  Kumho Electric Co., Ltd.                                        44,161      320,190       0.0%
#   Kumho Industrial Co., Ltd.                                      12,566      108,449       0.0%
#*  Kumho Tire Co., Inc.                                           677,297    3,964,876       0.0%
    Kumkang Kind Co., Ltd.                                           9,649      264,316       0.0%
    Kwang Dong Pharmaceutical Co., Ltd.                             32,278      233,366       0.0%
    Kwangju Bank Co., Ltd.                                         218,721    2,303,517       0.0%
#*  Kyeryong Construction Industrial Co., Ltd.                      39,360      628,836       0.0%
    Kyobo Securities Co., Ltd.                                     276,707    2,250,848       0.0%
#   Kyung-In Synthetic Corp.                                       145,273      616,922       0.0%
#   Kyungbang, Ltd.                                                147,608    1,918,509       0.0%
#   Kyungchang Industrial Co., Ltd.                                 28,508      105,336       0.0%
#   LEADCORP, Inc. (The)                                           163,684      976,213       0.0%
    Lee Ku Industrial Co., Ltd.                                     79,592      163,955       0.0%
    LF Corp.                                                       271,845    6,265,383       0.1%
    LG Corp.                                                       770,618   59,252,637       0.3%
#   LG Display Co., Ltd.                                         1,493,377   39,067,594       0.2%
#   LG Display Co., Ltd. ADR                                     4,048,932   52,595,627       0.3%
#   LG Electronics, Inc.                                         1,692,217  137,757,291       0.7%
    LG Hausys, Ltd.                                                 66,810    5,425,006       0.0%
    LG International Corp.                                         310,174    8,049,879       0.1%
    LG Uplus Corp.                                                 906,497   10,408,986       0.1%
#   LMS Co., Ltd.                                                   45,792      415,228       0.0%
    Lotte Chilsung Beverage Co., Ltd.                                   65       80,342       0.0%
*   Lotte Confectionery Co., Ltd.                                       54        8,899       0.0%
    Lotte Corp.                                                    145,169    9,665,764       0.1%
    LOTTE Fine Chemical Co., Ltd.                                  118,061    4,246,938       0.0%
    Lotte Food Co., Ltd.                                             1,329      710,568       0.0%
    LOTTE Himart Co., Ltd.                                         116,741    7,727,803       0.1%
#   Lotte Non-Life Insurance Co., Ltd.                             600,439    1,773,247       0.0%
    Lotte Shopping Co., Ltd.                                       110,124   22,132,565       0.1%
    LS Corp.                                                       191,625   13,530,263       0.1%
*   Lumens Co., Ltd.                                               399,034    1,288,205       0.0%
    MegaStudy Co., Ltd.                                              8,592      238,846       0.0%
    MegaStudyEdu Co., Ltd.                                           2,475       90,924       0.0%
*   Melfas, Inc.                                                    10,068       33,585       0.0%
    Meritz Financial Group, Inc.                                    61,217      891,441       0.0%
    Meritz Securities Co., Ltd.                                    115,713      461,045       0.0%
    Mi Chang Oil Industrial Co., Ltd.                                6,317      491,349       0.0%
#   Mirae Asset Daewoo Co., Ltd.                                 2,750,009   24,955,378       0.1%
    Mirae Asset Life Insurance Co., Ltd.                           583,539    3,050,420       0.0%
#   MK Electron Co., Ltd.                                          206,303    2,038,820       0.0%
#*  MNTech Co., Ltd.                                               271,879    1,192,978       0.0%
    Mobase Co., Ltd.                                               100,149      630,934       0.0%
#   Moorim P&P Co., Ltd.                                           336,041    1,260,332       0.0%
#*  Moorim Paper Co., Ltd.                                         210,130      469,359       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
#   Motonic Corp.                                                   90,580 $    746,768       0.0%
    Muhak Co., Ltd.                                                 18,261      296,326       0.0%
*   Namsun Aluminum Co., Ltd.                                      686,526      674,646       0.0%
    Namyang Dairy Products Co., Ltd.                                 4,087    2,395,616       0.0%
#*  Neowiz                                                          44,731      467,890       0.0%
*   NEOWIZ HOLDINGS Corp.                                           76,012      895,895       0.0%
#   Nexen Corp.                                                    222,004    1,615,546       0.0%
    Nexen Tire Corp.                                               102,318    1,174,186       0.0%
    NH Investment & Securities Co., Ltd.                         1,704,238   21,403,565       0.1%
*   NHN Entertainment Corp.                                         89,316    5,474,906       0.0%
#   Nong Shim Holdings Co., Ltd.                                    26,369    2,696,757       0.0%
    NongShim Co., Ltd.                                              19,522    6,062,296       0.1%
    NOROO Paint & Coatings Co., Ltd.                               101,901      824,399       0.0%
#   NPC                                                            116,690      627,583       0.0%
#   OCI Co., Ltd.                                                  224,722   22,703,523       0.1%
    Opto Device Technology Co., Ltd.                                40,255      253,531       0.0%
#*  Paik Kwang Industrial Co., Ltd.                                 23,328       56,693       0.0%
*   Pan Ocean Co., Ltd.                                          1,075,661    5,052,980       0.0%
    Pang Rim Co., Ltd.                                               3,201       57,744       0.0%
#*  PaperCorea, Inc.                                                34,086       61,483       0.0%
#   Poongsan Corp.                                                 350,209   15,359,364       0.1%
    Poongsan Holdings Corp.                                         61,601    2,987,057       0.0%
    POSCO                                                          622,870  181,557,522       0.9%
    POSCO Sponsored ADR                                          1,500,406  109,499,630       0.6%
    POSCO Coated & Color Steel Co., Ltd.                            31,646      791,748       0.0%
    Posco Daewoo Corp.                                             417,495    7,243,311       0.1%
#*  Power Logics Co., Ltd.                                         285,879    1,266,534       0.0%
#   Pyeong Hwa Automotive Co., Ltd.                                202,264    2,069,389       0.0%
#*  RFTech Co., Ltd.                                               180,410      845,038       0.0%
*   S&T Dynamics Co., Ltd.                                         365,883    2,734,589       0.0%
#   S&T Holdings Co., Ltd.                                         113,868    1,682,029       0.0%
    S&T Motiv Co., Ltd.                                             44,437    1,811,383       0.0%
#   S-Energy Co., Ltd.                                              28,801      192,845       0.0%
    Sajo Industries Co., Ltd.                                       33,796    2,206,788       0.0%
    Sam Young Electronics Co., Ltd.                                167,169    2,030,302       0.0%
#   Sambo Motors Co., Ltd.                                          14,459       70,301       0.0%
    Samho Development Co., Ltd.                                    180,616      685,217       0.0%
*   Samho International Co., Ltd.                                    5,198       75,784       0.0%
#   SAMHWA Paints Industrial Co., Ltd.                              91,345      629,445       0.0%
#   Samick Musical Instruments Co., Ltd.                           423,017      738,987       0.0%
#*  Samji Electronics Co., Ltd.                                    106,216      731,227       0.0%
#*  Samjin LND Co., Ltd.                                            92,054      214,567       0.0%
    Samkee Automotive Co., Ltd.                                     78,254      248,993       0.0%
    Samkwang Glass                                                   3,085      138,814       0.0%
    Sammok S-Form Co., Ltd.                                        108,827    1,267,775       0.0%
*   SAMPYO Cement Co., Ltd.                                        100,012      277,660       0.0%
    Samsung Card Co., Ltd.                                         243,496    7,978,395       0.1%
    Samsung Fire & Marine Insurance Co., Ltd.                       17,422    4,251,178       0.0%
#*  Samsung Heavy Industries Co., Ltd.                           2,756,952   29,056,636       0.2%
    Samsung Life Insurance Co., Ltd.                               607,230   73,210,280       0.4%
    Samsung SDI Co., Ltd.                                          402,146   74,094,763       0.4%
    Samsung Securities Co., Ltd.                                   581,556   18,497,563       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SOUTH KOREA -- (Continued)
#   Samyang Corp.                                                   27,078 $  2,344,582       0.0%
    Samyang Holdings Corp.                                          52,762    4,257,896       0.0%
    Samyang Tongsang Co., Ltd.                                      20,565      805,284       0.0%
*   Samyoung Chemical Co., Ltd.                                    258,455      263,199       0.0%
#   SAVEZONE I&C Corp.                                              90,870      417,626       0.0%
    SBS Media Holdings Co., Ltd.                                   488,064    1,322,624       0.0%
    Seah Besteel Corp.                                             224,325    6,369,172       0.1%
#   SeAH Holdings Corp.                                             12,963    1,821,744       0.0%
    SeAH Steel Corp.                                                56,393    4,625,620       0.0%
    Sebang Co., Ltd.                                               153,120    1,859,103       0.0%
    Sebang Global Battery Co., Ltd.                                 83,910    2,536,231       0.0%
    Sebo Manufacturing Engineer Corp.                                1,816       17,531       0.0%
#   Sejong Industrial Co., Ltd.                                    165,414    1,149,352       0.0%
#   Sejoong Co., Ltd.                                               74,223      227,029       0.0%
    Sekonix Co., Ltd.                                               16,980      203,331       0.0%
    Seohan Co., Ltd.                                               136,134      261,396       0.0%
    Seohee Construction Co., Ltd.                                2,349,665    2,320,109       0.0%
    Seoyon Co., Ltd.                                               131,812      944,062       0.0%
    Seoyon E-Hwa Co., Ltd.                                          26,796      287,354       0.0%
    Sewon Precision Industry Co., Ltd.                               3,019       46,061       0.0%
#*  SG Corp.                                                        59,208       52,373       0.0%
#*  SG&G Corp.                                                     410,142    1,110,926       0.0%
    Shinhan Financial Group Co., Ltd.                            3,697,574  166,088,332       0.9%
#   Shinhan Financial Group Co., Ltd. ADR                        1,508,501   68,289,840       0.4%
    Shinsegae Engineering & Construction Co., Ltd.                   6,127      153,949       0.0%
#   Shinsegae Information & Communication Co., Ltd.                 13,644      938,295       0.0%
    Shinsegae International, Inc.                                    1,892      104,425       0.0%
#   Shinsegae, Inc.                                                109,224   22,328,355       0.1%
#*  Shinsung Tongsang Co., Ltd.                                    920,641      806,758       0.0%
#   Shinwha Intertek Corp.                                         115,964      275,333       0.0%
#*  Shinwon Corp.                                                  181,086      312,967       0.0%
    Shinyoung Securities Co., Ltd.                                  44,009    2,334,272       0.0%
#*  Signetics Corp.                                                784,046      994,188       0.0%
#   Silla Co., Ltd.                                                 65,927      903,553       0.0%
#*  SIMMTECH HOLDINGS Co., Ltd.                                      3,959        9,552       0.0%
    SIMPAC, Inc.                                                    73,823      286,758       0.0%
    Sindoh Co., Ltd.                                                58,026    3,263,958       0.0%
    SJM Co., Ltd.                                                   11,075       51,713       0.0%
#   SK Chemicals Co., Ltd.                                         183,940   12,145,133       0.1%
#   SK Gas, Ltd.                                                    57,310    4,787,460       0.0%
    SK Innovation Co., Ltd.                                        879,496  161,335,394       0.8%
    SK Networks Co., Ltd.                                        1,836,089   10,909,816       0.1%
#*  SK Securities Co., Ltd.                                      2,262,158    2,516,078       0.0%
    SKC Co., Ltd.                                                  303,426   10,779,577       0.1%
    SL Corp.                                                       267,832    5,488,211       0.0%
    Ssangyong Cement Industrial Co., Ltd.                          317,964    4,600,108       0.0%
*   Ssangyong Motor Co.                                            135,978      638,809       0.0%
#   Sun Kwang Co., Ltd.                                             27,066      483,311       0.0%
#   Sunchang Corp.                                                  54,825      389,943       0.0%
#   Sung Kwang Bend Co., Ltd.                                      156,885    1,391,684       0.0%
#   Sungchang Enterprise Holdings, Ltd.                            326,002      799,080       0.0%
#   Sungdo Engineering & Construction Co., Ltd.                    136,143      803,771       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                            PERCENTAGE
                                                                  SHARES      VALUE++     OF NET ASSETS**
                                                                 --------- -------------- ---------------
SOUTH KOREA -- (Continued)
#*  Sungshin Cement Co., Ltd.                                      274,430 $    1,313,741       0.0%
    Sungwoo Hitech Co., Ltd.                                       539,442      3,231,840       0.0%
#   Tae Kyung Industrial Co., Ltd.                                 120,772        558,233       0.0%
    Taekwang Industrial Co., Ltd.                                    5,129      5,224,276       0.0%
#*  Taewoong Co., Ltd.                                             117,534      1,876,809       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.                  608,502      4,662,699       0.0%
    Tailim Packaging Co., Ltd.                                      26,989         55,406       0.0%
*   TBH Global Co., Ltd.                                           191,949      1,507,949       0.0%
#*  Thinkware Systems Corp.                                         74,264        693,448       0.0%
#*  TK Chemical Corp.                                              661,683      1,198,186       0.0%
    TK Corp.                                                       115,733      1,038,760       0.0%
#   Tong Yang Moolsan Co., Ltd.                                    435,710        675,010       0.0%
    Tongyang Life Insurance Co., Ltd.                              562,313      4,442,634       0.0%
    Tongyang pile, Inc.                                             11,171         54,348       0.0%
    Tongyang, Inc.                                                 358,717        624,724       0.0%
#   Top Engineering Co., Ltd.                                      133,135        828,660       0.0%
    Tovis Co., Ltd.                                                122,385        885,419       0.0%
#   TS Corp.                                                        71,881      1,668,887       0.0%
#   Ubiquoss Holdings, Inc.                                         92,075        566,557       0.0%
*   Ubiquoss, Inc.                                                     738         10,851       0.0%
    UIL Co., Ltd.                                                   71,884        473,130       0.0%
    Uju Electronics Co., Ltd.                                       57,585        717,672       0.0%
    Unid Co., Ltd.                                                  75,492      3,119,533       0.0%
#   Uniquest Corp.                                                  20,797        132,381       0.0%
    Visang Education, Inc.                                          41,698        439,546       0.0%
#*  WillBes & Co. (The)                                            913,044      1,413,149       0.0%
#   Wiscom Co., Ltd.                                                32,980        124,944       0.0%
*   Wonik Holdings Co., Ltd.                                       139,712        943,889       0.0%
*   Woongjin Co., Ltd.                                             243,455        502,954       0.0%
*   Woongjin Thinkbig Co., Ltd.                                     79,599        491,767       0.0%
    Woori Bank                                                   2,521,985     36,907,229       0.2%
#   Woori Bank Sponsored ADR                                         7,135        313,227       0.0%
#   Wooshin Systems Co., Ltd.                                       26,128        201,625       0.0%
#   WooSung Feed Co., Ltd.                                         255,261        710,862       0.0%
#   Y G-1 Co., Ltd.                                                 99,506      1,244,333       0.0%
    YESCO Co., Ltd.                                                 32,554      1,104,004       0.0%
#   Yoosung Enterprise Co., Ltd.                                   194,315        644,400       0.0%
#   YooSung T&S Co., Ltd.                                          196,580        744,671       0.0%
    Youlchon Chemical Co., Ltd.                                    155,731      2,315,014       0.0%
    Young Poong Corp.                                                4,017      3,997,411       0.0%
    Young Poong Precision Corp.                                    130,166      1,054,588       0.0%
#   Youngone Corp.                                                  25,981        798,517       0.0%
    Youngone Holdings Co., Ltd.                                     10,026        501,189       0.0%
#*  Yuanta Securities Korea Co., Ltd.                              556,284      1,678,825       0.0%
#   YuHwa Securities Co., Ltd.                                      29,804        469,804       0.0%
#   Zeus Co., Ltd.                                                  55,149        825,423       0.0%
                                                                           --------------      ----
TOTAL SOUTH KOREA                                                           3,374,076,248      17.2%
                                                                           --------------      ----
TAIWAN -- (16.1%)
#   Ability Enterprise Co., Ltd.                                 2,861,330      1,991,994       0.0%
#   AcBel Polytech, Inc.                                           941,000        716,381       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Acer, Inc.                                                   30,455,109 $15,759,803       0.1%
#   ACES Electronic Co., Ltd.                                     1,304,000   1,178,299       0.0%
#   Advanced Connectek, Inc.                                      2,107,000     642,947       0.0%
    Advanced International Multitech Co., Ltd.                      384,000     476,184       0.0%
#   Advanced Optoelectronic Technology, Inc.                        216,000     252,400       0.0%
    Advancetek Enterprise Co., Ltd.                                 106,639      64,340       0.0%
#*  AGV Products Corp.                                            6,174,211   1,541,859       0.0%
#   AimCore Technology Co., Ltd.                                    762,223     619,401       0.0%
    Airmate Cayman International Co., Ltd.                           26,000      24,374       0.0%
#*  Alchip Technologies, Ltd.                                       102,000     396,936       0.0%
#   Alcor Micro Corp.                                               522,000     382,732       0.0%
#   Allis Electric Co., Ltd.                                      1,250,000     456,030       0.0%
#   Alpha Networks, Inc.                                          4,590,313   3,568,026       0.0%
#   Altek Corp.                                                   3,407,365   3,297,302       0.0%
#   Ambassador Hotel (The)                                        1,236,000     942,379       0.0%
    Ampire Co., Ltd.                                                350,000     203,730       0.0%
#   AMPOC Far-East Co., Ltd.                                      1,402,000   1,227,481       0.0%
#   AmTRAN Technology Co., Ltd.                                  10,964,956   5,621,643       0.1%
#   Apacer Technology, Inc.                                         384,210     502,742       0.0%
#   APCB, Inc.                                                    1,991,000   1,968,812       0.0%
#   Apex International Co., Ltd.                                  1,054,263     746,508       0.0%
    Apex Medical Corp.                                               15,000      15,303       0.0%
    Apex Science & Engineering                                      211,536      59,413       0.0%
#   Arcadyan Technology Corp.                                     1,941,675   3,057,481       0.0%
    Ardentec Corp.                                                5,512,058   5,224,532       0.0%
    Asia Cement Corp.                                            23,873,589  21,301,575       0.1%
*   Asia Pacific Telecom Co., Ltd.                                6,816,000   2,256,342       0.0%
    Asia Plastic Recycling Holding, Ltd.                          2,776,048   1,183,386       0.0%
#   Asia Polymer Corp.                                            5,372,075   3,341,273       0.0%
#   Asia Vital Components Co., Ltd.                               4,376,984   4,153,990       0.0%
    ASROCK, Inc.                                                    113,000     307,127       0.0%
    Asustek Computer, Inc.                                        2,633,000  22,802,019       0.1%
#   AU Optronics Corp.                                           60,247,812  24,687,599       0.1%
#   AU Optronics Corp. Sponsored ADR                              9,234,402  37,953,392       0.2%
#   Audix Corp.                                                   1,338,332   1,982,077       0.0%
#   Avermedia Technologies                                        2,630,000   1,138,746       0.0%
*   Avision, Inc.                                                 1,540,555     349,313       0.0%
#   AVY Precision Technology, Inc.                                  606,959     998,944       0.0%
#   Bank of Kaohsiung Co., Ltd.                                   6,299,617   1,930,160       0.0%
#*  BenQ Materials Corp.                                          1,013,000     662,027       0.0%
#   BES Engineering Corp.                                        20,381,443   4,673,425       0.0%
#*  Biostar Microtech International Corp.                         2,187,055   1,055,782       0.0%
#   Boardtek Electronics Corp.                                      136,000     117,289       0.0%
#   Bright Led Electronics Corp.                                  1,691,000     965,136       0.0%
#   C Sun Manufacturing, Ltd.                                     1,803,837   1,715,973       0.0%
#   Cameo Communications, Inc.                                    2,551,197     705,598       0.0%
#   Capital Futures Corp.                                           174,000     268,309       0.0%
    Capital Securities Corp.                                     27,099,447   9,394,291       0.1%
#   Career Technology MFG. Co., Ltd.                              3,498,000   4,080,733       0.0%
*   Carnival Industrial Corp.                                     4,823,000     773,140       0.0%
#   Casetek Holdings, Ltd.                                        1,759,000   6,596,076       0.1%
#   Cathay Chemical Works                                           812,000     449,569       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
    Cathay Financial Holding Co., Ltd.                            47,762,000 $78,922,795       0.4%
    Cathay Real Estate Development Co., Ltd.                       9,867,694   5,514,868       0.0%
#   Celxpert Energy Corp.                                            332,000     503,167       0.0%
#   Central Reinsurance Co., Ltd.                                  1,626,016     846,697       0.0%
#   Chain Chon Industrial Co., Ltd.                                  513,000     320,868       0.0%
    ChainQui Construction Development Co., Ltd.                    1,158,173     802,519       0.0%
*   Champion Building Materials Co., Ltd.                          5,918,828   1,509,380       0.0%
    Chang Hwa Commercial Bank, Ltd.                               92,745,383  50,284,850       0.3%
    Chang Wah Electromaterials, Inc.                                  46,800     218,942       0.0%
#   Channel Well Technology Co., Ltd.                                651,000     738,677       0.0%
    Charoen Pokphand Enterprise                                      977,825   2,066,045       0.0%
    CHC Healthcare Group                                             274,000     339,044       0.0%
#   Cheng Loong Corp.                                             12,510,659   7,325,077       0.1%
#   Cheng Uei Precision Industry Co., Ltd.                         6,662,635  10,841,693       0.1%
#   Chenming Mold Industry Corp.                                     435,000     278,977       0.0%
#   Chia Chang Co., Ltd.                                           1,615,000   1,286,526       0.0%
#   Chia Hsin Cement Corp.                                         6,869,191   2,757,966       0.0%
    Chien Kuo Construction Co., Ltd.                               4,304,247   1,599,082       0.0%
#*  Chimei Materials Technology Corp.                              2,619,000   1,194,576       0.0%
    Chin-Poon Industrial Co., Ltd.                                 2,610,815   5,448,871       0.0%
*   China Airlines, Ltd.                                          48,091,353  19,618,552       0.1%
    China Bills Finance Corp.                                      2,295,000   1,152,840       0.0%
#   China Chemical & Pharmaceutical Co., Ltd.                      4,190,264   2,487,225       0.0%
    China Development Financial Holding Corp.                    131,947,734  40,451,777       0.2%
#*  China Electric Manufacturing Corp.                             4,019,200   1,261,245       0.0%
    China General Plastics Corp.                                   5,533,541   5,187,428       0.0%
#   China Glaze Co., Ltd.                                          1,794,799     762,104       0.0%
    China Life Insurance Co., Ltd.                                13,687,085  12,888,583       0.1%
#   China Man-Made Fiber Corp.                                    13,030,303   3,796,068       0.0%
#   China Metal Products                                           4,364,969   4,014,942       0.0%
#   China Motor Corp.                                              6,030,749   5,400,314       0.0%
#*  China Petrochemical Development Corp.                         29,095,397  12,984,636       0.1%
#   China Steel Corp.                                             95,630,320  77,872,176       0.4%
#   China Steel Structure Co., Ltd.                                1,457,219     944,785       0.0%
    China Synthetic Rubber Corp.                                   9,207,233  12,830,149       0.1%
    China Wire & Cable Co., Ltd.                                   1,580,600   1,415,255       0.0%
#   Chinese Maritime Transport, Ltd.                               1,338,270   1,255,584       0.0%
    Chipbond Technology Corp.                                      6,695,000  13,066,299       0.1%
#   ChipMOS TECHNOLOGIES, Inc.                                     1,181,229   1,178,148       0.0%
#   ChipMOS TECHNOLOGIES, Inc. ADR                                    37,146     742,920       0.0%
    Chong Hong Construction Co., Ltd.                                121,000     295,864       0.0%
#   Chun YU Works & Co., Ltd.                                      3,273,000   1,551,432       0.0%
    Chun Yuan Steel                                                6,542,287   2,452,185       0.0%
*   Chung Hung Steel Corp.                                         5,577,000   2,137,695       0.0%
#   Chung Hwa Pulp Corp.                                           6,040,353   2,144,411       0.0%
#   Chung-Hsin Electric & Machinery Manufacturing Corp.            5,875,250   4,102,006       0.0%
*   Chunghwa Picture Tubes, Ltd.                                  51,746,412   4,753,580       0.0%
    Chyang Sheng Dyeing & Finishing Co., Ltd.                         96,000      85,421       0.0%
    Clevo Co.                                                      1,405,000   1,445,880       0.0%
#*  CMC Magnetics Corp.                                           31,911,621   4,734,377       0.0%
#*  CoAsia Microelectronics Corp.                                    421,797     217,804       0.0%
    Coland Holdings, Ltd.                                            116,000     133,311       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
    Collins Co., Ltd.                                              2,011,224 $   740,633       0.0%
    Compal Electronics, Inc.                                      72,346,332  53,266,415       0.3%
    Compeq Manufacturing Co., Ltd.                                15,830,000  18,625,910       0.1%
    Concord Securities Co., Ltd.                                   1,769,000     493,966       0.0%
#   Continental Holdings Corp.                                     6,414,540   3,073,084       0.0%
#   Contrel Technology Co., Ltd.                                     339,000     176,660       0.0%
    Coretronic Corp.                                               6,522,800   7,811,730       0.1%
#   Coxon Precise Industrial Co., Ltd.                             2,026,000   1,811,120       0.0%
#   Creative Sensor, Inc.                                            475,000     410,452       0.0%
#*  CSBC Corp. Taiwan                                              6,395,654   2,735,652       0.0%
    CTBC Financial Holding Co., Ltd.                             133,426,073  85,427,628       0.5%
    CviLux Corp.                                                      70,000      76,273       0.0%
    CX Technology Co., Ltd.                                           42,162      41,009       0.0%
    Cyberlink Corp.                                                   35,000      77,416       0.0%
    CyberTAN Technology, Inc.                                        969,000     593,301       0.0%
#   D-Link Corp.                                                  10,457,552   3,924,272       0.0%
#   DA CIN Construction Co., Ltd.                                  2,403,579   1,430,709       0.0%
    Da-Li Development Co., Ltd.                                       91,077     101,181       0.0%
*   Danen Technology Corp.                                           816,000     207,175       0.0%
#   Darfon Electronics Corp.                                       3,762,950   3,308,238       0.0%
#   Darwin Precisions Corp.                                        6,140,635   6,650,101       0.1%
#   Delpha Construction Co., Ltd.                                  1,614,016     730,754       0.0%
#   Depo Auto Parts Ind Co., Ltd.                                    268,000     716,386       0.0%
    Dimerco Express Corp.                                            188,000     139,285       0.0%
#*  Dynamic Electronics Co., Ltd.                                  4,422,324   1,716,645       0.0%
    Dynapack International Technology Corp.                          482,000     818,496       0.0%
    E Ink Holdings, Inc.                                           6,622,000   9,249,570       0.1%
*   E-Ton Solar Tech Co., Ltd.                                     3,546,443   1,161,770       0.0%
    E.Sun Financial Holding Co., Ltd.                             93,934,033  57,176,460       0.3%
#   Edimax Technology Co., Ltd.                                    3,008,902   1,033,355       0.0%
#*  Edison Opto Corp.                                              1,362,000     704,999       0.0%
#   Edom Technology Co., Ltd.                                        731,046     380,789       0.0%
#   Elite Semiconductor Memory Technology, Inc.                      576,000     950,564       0.0%
#*  Elitegroup Computer Systems Co., Ltd.                          5,247,395   4,109,047       0.0%
    Emerging Display Technologies Corp.                               45,000      14,930       0.0%
    ENG Electric Co., Ltd.                                         1,796,997     727,261       0.0%
#   EnTie Commercial Bank Co., Ltd.                                2,271,232     953,048       0.0%
#*  Epistar Corp.                                                 13,810,869  22,381,708       0.1%
#   Eson Precision Ind. Co., Ltd.                                    327,000     579,915       0.0%
    Eternal Materials Co., Ltd.                                    1,763,256   1,780,560       0.0%
*   Etron Technology, Inc.                                           643,000     357,624       0.0%
    Eva Airways Corp.                                             19,763,174   9,741,427       0.1%
#   Everest Textile Co., Ltd.                                      3,689,802   1,804,769       0.0%
    Evergreen International Storage & Transport Corp.              8,972,000   4,165,757       0.0%
*   Evergreen Marine Corp. Taiwan, Ltd.                           18,671,607  11,184,404       0.1%
#   Everlight Chemical Industrial Corp.                              484,950     303,982       0.0%
#   Everlight Electronics Co., Ltd.                                2,262,000   3,455,679       0.0%
#   Excelsior Medical Co., Ltd.                                    1,478,726   2,204,138       0.0%
#   EZconn Corp.                                                     173,000     241,780       0.0%
    Far Eastern Department Stores, Ltd.                            9,572,445   4,714,894       0.0%
    Far Eastern International Bank                                30,027,089   9,321,664       0.1%
    Far Eastern New Century Corp.                                 18,712,528  16,048,617       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
TAIWAN -- (Continued)
#*  Farglory F T Z Investment Holding Co., Ltd.                    1,258,000 $    598,709       0.0%
    Farglory Land Development Co., Ltd.                            3,192,264    3,489,246       0.0%
#   Federal Corp.                                                  7,585,160    3,558,814       0.0%
    Feng Hsin Steel Co., Ltd.                                        209,000      361,162       0.0%
*   First Copper Technology Co., Ltd.                              2,726,750      959,360       0.0%
    First Financial Holding Co., Ltd.                            146,060,158   94,231,411       0.5%
#   First Hotel                                                    1,722,157      888,013       0.0%
#   First Insurance Co., Ltd. (The)                                3,911,064    1,737,854       0.0%
*   First Steamship Co., Ltd.                                      9,048,360    2,397,190       0.0%
#   FocalTech Systems Co., Ltd.                                      874,000      941,756       0.0%
    Forest Water Environment Engineering Co., Ltd.                    32,000       62,866       0.0%
#   Formosa Advanced Technologies Co., Ltd.                        2,188,000    2,425,751       0.0%
    Formosa Chemicals & Fibre Corp.                                2,260,000    6,865,913       0.1%
    Formosa Laboratories, Inc.                                       168,000      458,467       0.0%
    Formosa Taffeta Co., Ltd.                                      8,831,511    9,064,069       0.1%
#   Formosan Rubber Group, Inc.                                    6,066,957    2,988,259       0.0%
#   Formosan Union Chemical                                        3,240,572    1,982,886       0.0%
#   Fortune Electric Co., Ltd.                                       513,000      327,543       0.0%
#   Founding Construction & Development Co., Ltd.                  3,491,418    1,799,993       0.0%
    Foxconn Technology Co., Ltd.                                   8,452,142   26,957,749       0.2%
#   Foxlink Image Technology Co., Ltd.                             1,568,000    1,047,801       0.0%
#   Froch Enterprise Co., Ltd.                                     2,358,734    1,263,887       0.0%
#   FSP Technology, Inc.                                           1,976,292    1,540,398       0.0%
#   Fubon Financial Holding Co., Ltd.                             88,710,471  141,378,692       0.7%
    Fulgent Sun International Holding Co., Ltd.                       41,922      106,088       0.0%
#   Fullerton Technology Co., Ltd.                                 1,517,200    1,202,325       0.0%
#   Fulltech Fiber Glass Corp.                                     5,152,690    2,717,752       0.0%
    Fwusow Industry Co., Ltd.                                      2,842,119    1,653,470       0.0%
#   G Shank Enterprise Co., Ltd.                                   2,144,902    1,867,185       0.0%
    Gallant Precision Machining Co., Ltd.                            858,000      678,573       0.0%
#   Gemtek Technology Corp.                                        4,459,962    3,607,541       0.0%
*   Genesis Photonics, Inc.                                        1,071,810       92,625       0.0%
    Getac Technology Corp.                                         4,437,065    6,197,027       0.1%
#   Giantplus Technology Co., Ltd.                                 3,199,100    2,484,417       0.0%
    Gigabyte Technology Co., Ltd.                                  8,176,287   12,676,128       0.1%
#*  Gigastorage Corp.                                              5,165,600    3,300,529       0.0%
#*  Gintech Energy Corp.                                           8,128,044    5,100,168       0.0%
    Global Brands Manufacture, Ltd.                                4,691,951    2,164,239       0.0%
#   Global Lighting Technologies, Inc.                             1,009,000    1,459,792       0.0%
    Global Mixed Mode Technology, Inc.                                73,000      167,992       0.0%
    Globe Union Industrial Corp.                                   3,254,625    2,176,604       0.0%
    Gloria Material Technology Corp.                               7,458,116    4,922,392       0.0%
#*  Gold Circuit Electronics, Ltd.                                 6,858,965    2,344,696       0.0%
#*  Goldsun Building Materials Co., Ltd.                          18,172,261    5,437,794       0.0%
#   Good Will Instrument Co., Ltd.                                   552,746      466,604       0.0%
    Grand Ocean Retail Group, Ltd.                                   357,000      265,371       0.0%
#   Grand Pacific Petrochemical                                   14,804,000   11,223,035       0.1%
#   Great China Metal Industry                                       902,000      762,824       0.0%
#   Great Wall Enterprise Co., Ltd.                                6,865,597    7,808,574       0.1%
#*  Green Energy Technology, Inc.                                  3,762,880    2,417,689       0.0%
#   Green Seal Holding, Ltd.                                         769,000    1,825,848       0.0%
#   GTM Holdings Corp.                                             1,899,000    1,080,674       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
#   Hannstar Board Corp.                                           5,208,635 $ 3,154,725       0.0%
#   HannStar Display Corp.                                        40,927,435  15,895,671       0.1%
*   HannsTouch Solution, Inc.                                      3,013,481   1,055,076       0.0%
    Hanpin Electron Co., Ltd.                                        237,000     245,338       0.0%
#*  Harvatek Corp.                                                 2,874,553   1,606,741       0.0%
#   Hey Song Corp.                                                 2,920,500   3,011,691       0.0%
#   Highwealth Construction Corp.                                  1,650,000   2,207,419       0.0%
#   Hiroca Holdings, Ltd.                                            838,000   3,211,442       0.0%
*   HiTi Digital, Inc.                                               127,000      50,960       0.0%
#   Hitron Technology, Inc.                                        2,134,885   1,551,979       0.0%
#*  Ho Tung Chemical Corp.                                        12,183,475   3,681,772       0.0%
#*  Hocheng Corp.                                                  4,163,300   1,290,605       0.0%
    Hold-Key Electric Wire & Cable Co., Ltd.                         118,124      37,442       0.0%
    Holy Stone Enterprise Co., Ltd.                                2,141,055   3,191,048       0.0%
    Hon Hai Precision Industry Co., Ltd.                          25,539,240  94,927,894       0.5%
#   Hong Pu Real Estate Development Co., Ltd.                      3,669,655   2,465,223       0.0%
    Hong TAI Electric Industrial                                   3,067,000   1,073,177       0.0%
    Hong YI Fiber Industry Co.                                       638,000     473,064       0.0%
*   Horizon Securities Co., Ltd.                                   5,718,000   1,483,662       0.0%
#   Hsin Kuang Steel Co., Ltd.                                     3,124,124   3,115,334       0.0%
    Hsing TA Cement Co.                                            1,771,542     740,113       0.0%
#*  HTC Corp.                                                      6,559,000  14,719,813       0.1%
*   HUA ENG Wire & Cable Co., Ltd.                                 5,679,035   1,893,119       0.0%
    Hua Nan Financial Holdings Co., Ltd.                          62,273,363  34,080,014       0.2%
#   Huaku Development Co., Ltd.                                    2,020,000   4,534,159       0.0%
#   Huang Hsiang Construction Corp.                                1,195,000   1,237,164       0.0%
    Hung Ching Development & Construction Co., Ltd.                1,843,468   1,226,555       0.0%
#   Hung Sheng Construction, Ltd.                                  6,699,892   5,295,336       0.0%
#   Huxen Corp.                                                      275,281     400,756       0.0%
*   Hwacom Systems, Inc.                                             333,000     154,631       0.0%
#*  I-Chiun Precision Industry Co., Ltd.                           2,708,000   1,014,914       0.0%
#*  Ichia Technologies, Inc.                                       2,144,260   1,167,188       0.0%
    Ideal Bike Corp.                                                  80,271      29,949       0.0%
    Infortrend Technology, Inc.                                    1,077,000     498,186       0.0%
#   Innolux Corp.                                                150,377,544  65,911,366       0.4%
    Inpaq Technology Co., Ltd.                                       315,000     295,286       0.0%
#   Inventec Corp.                                                31,534,277  24,505,557       0.1%
    ITE Technology, Inc.                                           1,908,479   2,284,647       0.0%
#   Jarllytec Co., Ltd.                                              530,000     955,673       0.0%
    Jentech Precision Industrial Co., Ltd.                            38,000      97,476       0.0%
    Jess-Link Products Co., Ltd.                                   1,003,500   1,128,530       0.0%
    Jih Sun Financial Holdings Co., Ltd.                           8,359,814   2,219,764       0.0%
#   Jinli Group Holdings, Ltd.                                     1,292,856   1,237,764       0.0%
    Johnson Health Tech Co., Ltd.                                    150,000     164,181       0.0%
#   K Laser Technology, Inc.                                       1,894,601   1,014,914       0.0%
#   Kang Na Hsiung Enterprise Co., Ltd.                            1,687,078     626,716       0.0%
    Kaori Heat Treatment Co., Ltd.                                    38,000      50,553       0.0%
#   Kaulin Manufacturing Co., Ltd.                                 2,357,656   1,543,700       0.0%
    KEE TAI Properties Co., Ltd.                                   1,968,000     685,516       0.0%
#   Kenmec Mechanical Engineering Co., Ltd.                        1,954,000     671,047       0.0%
    Kindom Construction Corp.                                      5,773,000   3,688,461       0.0%
    King Chou Marine Technology Co., Ltd.                            190,100     210,301       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
#   King Yuan Electronics Co., Ltd.                               16,246,805 $17,230,238       0.1%
#   King's Town Bank Co., Ltd.                                    11,404,012  12,463,576       0.1%
*   King's Town Construction Co., Ltd.                               169,380     127,743       0.0%
#   Kinko Optical Co., Ltd.                                        1,853,000   2,868,211       0.0%
#   Kinpo Electronics                                             19,880,375   6,857,239       0.1%
#   Kinsus Interconnect Technology Corp.                           2,670,000   6,736,349       0.1%
#   KS Terminals, Inc.                                                92,880     247,166       0.0%
#   Kung Sing Engineering Corp.                                    3,441,000   1,312,495       0.0%
#*  Kuo Toong International Co., Ltd.                              1,048,160     631,383       0.0%
#   Kuoyang Construction Co., Ltd.                                 6,707,840   2,714,430       0.0%
    Kwong Fong Industries Corp.                                    1,529,649   1,085,379       0.0%
    Kwong Lung Enterprise Co., Ltd.                                   58,000      82,444       0.0%
#*  KYE Systems Corp.                                              4,044,909   1,368,677       0.0%
#   L&K Engineering Co., Ltd.                                      2,117,000   2,651,592       0.0%
*   LAN FA Textile                                                 3,125,713     883,379       0.0%
    Lanner Electronics, Inc.                                          79,000     112,121       0.0%
#   LCY Chemical Corp.                                             2,528,000   3,455,363       0.0%
#   Leader Electronics, Inc.                                       1,966,056     642,300       0.0%
#*  Lealea Enterprise Co., Ltd.                                   11,750,941   4,403,308       0.0%
#   Ledtech Electronics Corp.                                        660,000     306,495       0.0%
    LEE CHI Enterprises Co., Ltd.                                  3,199,900   1,300,232       0.0%
*   Leofoo Development Co., Ltd.                                   4,911,908   1,304,791       0.0%
*   LES Enphants Co., Ltd.                                           877,000     333,094       0.0%
#*  Lextar Electronics Corp.                                       5,217,000   3,159,085       0.0%
#*  Li Peng Enterprise Co., Ltd.                                   9,229,381   2,642,135       0.0%
#   Lien Hwa Industrial Corp.                                      8,919,904   9,465,259       0.1%
#   Lingsen Precision Industries, Ltd.                             6,068,480   3,243,680       0.0%
#   Lite-On Semiconductor Corp.                                    3,397,729   4,277,282       0.0%
    Lite-On Technology Corp.                                      29,285,738  41,356,767       0.2%
    Long Bon International Co., Ltd.                                 329,000     153,247       0.0%
#   Long Chen Paper Co., Ltd.                                     11,155,971  16,435,294       0.1%
#   Longwell Co.                                                   1,200,000   2,917,491       0.0%
    Lotes Co., Ltd.                                                  189,000   1,166,668       0.0%
#   Lucky Cement Corp.                                             3,348,000     967,088       0.0%
#*  LuxNet Corp.                                                     382,000     352,036       0.0%
    Macroblock, Inc.                                                  72,300     163,117       0.0%
#*  Macronix International                                        24,995,677  45,708,001       0.3%
#   Marketech International Corp.                                  1,965,000   2,557,124       0.0%
#   Masterlink Securities Corp.                                   17,714,489   4,959,020       0.0%
#   Mayer Steel Pipe Corp.                                         2,350,456   1,079,681       0.0%
#   Maywufa Co., Ltd.                                                252,070     112,458       0.0%
    MediaTek, Inc.                                                 3,309,000  37,654,807       0.2%
    Mega Financial Holding Co., Ltd.                             123,127,796  96,790,402       0.5%
    Meiloon Industrial Co.                                         1,183,648   1,297,222       0.0%
    Mercuries & Associates Holding, Ltd.                           2,944,736   2,383,577       0.0%
*   Mercuries Life Insurance Co., Ltd.                             8,268,468   4,361,902       0.0%
    MIN AIK Technology Co., Ltd.                                   1,687,000   1,571,800       0.0%
#   Mitac Holdings Corp.                                           9,144,754  11,375,265       0.1%
*   Mosel Vitelic, Inc.                                              279,067     186,175       0.0%
#*  Motech Industries, Inc.                                        6,728,658   5,257,772       0.0%
    MPI Corp.                                                         13,000      31,443       0.0%
    Nan Ren Lake Leisure Amusement Co., Ltd.                       1,652,000     410,312       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
TAIWAN -- (Continued)
    Nan Ya Printed Circuit Board Corp.                            3,428,000 $ 3,104,140       0.0%
#   Nantex Industry Co., Ltd.                                     1,811,390   1,315,791       0.0%
#*  Neo Solar Power Corp.                                         5,692,056   2,890,215       0.0%
    New Asia Construction & Development Corp.                     1,810,304     391,438       0.0%
    New Era Electronics Co., Ltd.                                   203,000     129,939       0.0%
    Nichidenbo Corp.                                                 76,000      71,964       0.0%
    Nien Hsing Textile Co., Ltd.                                  2,158,061   2,144,165       0.0%
#   Nishoku Technology, Inc.                                        324,000     772,845       0.0%
*   Ocean Plastics Co., Ltd.                                        265,000     252,670       0.0%
*   Optimax Technology Corp.                                        499,597      72,737       0.0%
#   OptoTech Corp.                                                6,895,387   4,762,261       0.0%
*   Orient Semiconductor Electronics, Ltd.                        1,853,000     565,634       0.0%
    Oriental Union Chemical Corp.                                 1,085,000     934,144       0.0%
    P-Two Industries, Inc.                                           28,000      17,788       0.0%
#   Pacific Construction Co.                                      2,487,452     846,264       0.0%
    Pan Jit International, Inc.                                   5,163,837   5,176,899       0.0%
#   Pan-International Industrial Corp.                            5,339,444   4,537,650       0.0%
#   Paragon Technologies Co., Ltd.                                  889,191   1,032,202       0.0%
#   Pegatron Corp.                                               25,556,998  66,224,545       0.4%
#*  Phihong Technology Co., Ltd.                                  3,918,882   1,677,758       0.0%
    Plastron Precision Co., Ltd.                                     32,560      22,243       0.0%
    Plotech Co., Ltd.                                               330,000     197,064       0.0%
    Pou Chen Corp.                                               14,326,550  18,055,343       0.1%
#   Powertech Industrial Co., Ltd.                                  124,000      73,036       0.0%
#*  President Securities Corp.                                   13,605,324   6,475,204       0.1%
*   Prime Electronics & Satellitics, Inc.                           406,000     122,942       0.0%
    Prince Housing & Development Corp.                            6,506,018   2,395,449       0.0%
    Promate Electronic Co., Ltd.                                    103,000      95,288       0.0%
#*  Promise Technology, Inc.                                        909,000     365,108       0.0%
    Qisda Corp.                                                  27,278,171  19,925,978       0.1%
    Qualipoly Chemical Corp.                                        276,756     319,873       0.0%
#   Quanta Storage, Inc.                                          2,218,000   2,880,802       0.0%
#   Quintain Steel Co., Ltd.                                      4,592,684   1,386,104       0.0%
#   Radiant Opto-Electronics Corp.                                4,795,000  10,665,514       0.1%
*   Radium Life Tech Co., Ltd.                                    9,154,124   4,098,644       0.0%
#   Rich Development Co., Ltd.                                    7,252,054   2,239,567       0.0%
#*  Ritek Corp.                                                  26,085,669   4,337,177       0.0%
#*  Rotam Global Agrosciences, Ltd.                                 415,693     424,647       0.0%
#*  Ruentex Development Co., Ltd.                                 5,405,200   5,551,234       0.0%
    Sampo Corp.                                                   6,669,925   3,074,304       0.0%
    San Fang Chemical Industry Co., Ltd.                             23,000      26,924       0.0%
    San Far Property, Ltd.                                           71,000      26,613       0.0%
    Sanyang Motor Co., Ltd.                                       2,641,624   1,910,100       0.0%
    SCI Pharmtech, Inc.                                              91,000     176,568       0.0%
#   Sesoda Corp.                                                  1,687,713   1,640,247       0.0%
    Shan-Loong Transportation Co., Ltd.                             223,000     236,675       0.0%
    Sharehope Medicine Co., Ltd.                                     66,150      82,487       0.0%
    Sheng Yu Steel Co., Ltd.                                      2,081,000   2,313,748       0.0%
#   ShenMao Technology, Inc.                                      1,202,000   1,070,550       0.0%
#   Shih Her Technologies, Inc.                                     411,000     538,453       0.0%
*   Shih Wei Navigation Co., Ltd.                                 3,113,288     905,280       0.0%
#   Shihlin Electric & Engineering Corp.                          4,496,000   6,194,951       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
#   Shin Kong Financial Holding Co., Ltd.                        116,891,430 $37,402,048       0.2%
#   Shin Zu Shing Co., Ltd.                                        1,507,000   4,178,730       0.0%
*   Shining Building Business Co., Ltd.                              294,945     102,230       0.0%
#   Shinkong Insurance Co., Ltd.                                   3,543,412   3,101,231       0.0%
    Shinkong Synthetic Fibers Corp.                               22,698,754   7,316,738       0.1%
#   Shuttle, Inc.                                                  4,367,015   1,745,951       0.0%
    Sigurd Microelectronics Corp.                                  6,337,047   5,510,029       0.0%
#*  Silicon Integrated Systems Corp.                               4,978,808   1,504,132       0.0%
#*  Silitech Technology Corp.                                        824,803     536,288       0.0%
    Simplo Technology Co., Ltd.                                      434,000   2,498,088       0.0%
    Sincere Navigation Corp.                                       5,084,740   3,665,870       0.0%
    Sinher Technology, Inc.                                          179,000     295,751       0.0%
    Sino-American Silicon Products, Inc.                           8,372,000  23,377,438       0.1%
#   Sinon Corp.                                                    5,819,877   3,425,980       0.0%
    SinoPac Financial Holdings Co., Ltd.                         126,503,133  38,811,578       0.2%
    Sinphar Pharmaceutical Co., Ltd.                                  18,000      13,072       0.0%
    Sirtec International Co., Ltd.                                   276,000     447,529       0.0%
#   Siward Crystal Technology Co., Ltd.                            2,519,875   1,651,097       0.0%
*   Solar Applied Materials Technology Co.                         2,393,438   1,135,481       0.0%
#*  Solartech Energy Corp.                                         4,352,165   2,274,821       0.0%
    Solomon Technology Corp.                                         396,000     313,436       0.0%
    Solteam Electronics Co., Ltd.                                     39,390      53,109       0.0%
    Southeast Cement Co., Ltd.                                     3,220,700   1,559,961       0.0%
#   Spirox Corp.                                                     505,563     344,432       0.0%
    Standard Chemical & Pharmaceutical Co., Ltd.                     114,000     121,720       0.0%
    Stark Technology, Inc.                                         1,468,160   1,662,264       0.0%
    Sunko INK Co., Ltd.                                               76,000      32,518       0.0%
#   Sunplus Technology Co., Ltd.                                   7,000,620   4,221,035       0.0%
    Sunrex Technology Corp.                                        1,497,949     884,850       0.0%
#   Sunspring Metal Corp.                                            649,000     840,472       0.0%
#   Supreme Electronics Co., Ltd.                                  4,785,441   5,155,591       0.0%
    Swancor Holding Co., Ltd.                                        105,000     263,328       0.0%
    Sweeten Real Estate Development Co., Ltd.                      1,174,925     541,503       0.0%
    Syncmold Enterprise Corp.                                         68,000     157,667       0.0%
    Synnex Technology International Corp.                          5,999,550   7,605,165       0.1%
    Sysage Technology Co., Ltd.                                      134,186     129,949       0.0%
    Systex Corp.                                                   1,007,801   1,978,997       0.0%
#   T-Mac Techvest PCB Co., Ltd.                                   1,603,000     654,020       0.0%
    T3EX Global Holdings Corp.                                       235,499     189,956       0.0%
#   TA Chen Stainless Pipe                                         9,303,909   5,895,756       0.1%
#*  Ta Ya Electric Wire & Cable                                    7,029,329   2,166,644       0.0%
#   TA-I Technology Co., Ltd.                                      1,472,170   1,202,360       0.0%
#   Tah Hsin Industrial Corp.                                      1,477,900   1,237,256       0.0%
    TAI Roun Products Co., Ltd.                                       63,000      21,514       0.0%
#   Tai Tung Communication Co., Ltd.                                 360,000     243,183       0.0%
    Tai-Saw Technology Co., Ltd.                                      37,000      22,093       0.0%
#   Taichung Commercial Bank Co., Ltd.                            34,308,654  10,989,675       0.1%
#   Taiflex Scientific Co., Ltd.                                     838,960   1,347,076       0.0%
#   Tainan Enterprises Co., Ltd.                                   1,134,183     880,212       0.0%
#   Tainan Spinning Co., Ltd.                                     18,416,485   8,279,053       0.1%
#*  Tainergy Tech Co., Ltd.                                        2,172,000     995,215       0.0%
    Taishin Financial Holding Co., Ltd.                          125,257,679  54,839,668       0.3%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                            PERCENTAGE
                                                                   SHARES      VALUE++    OF NET ASSETS**
                                                                 ----------- ------------ ---------------
TAIWAN -- (Continued)
#*  Taisun Enterprise Co., Ltd.                                    1,776,410 $  1,093,050       0.0%
#*  Taita Chemical Co., Ltd.                                       2,678,864      950,909       0.0%
#   Taiwan Business Bank                                          60,840,385   16,808,089       0.1%
#   Taiwan Cement Corp.                                           50,647,440   56,294,730       0.3%
#   Taiwan Chinsan Electronic Industrial Co., Ltd.                   365,000      674,286       0.0%
#   Taiwan Cogeneration Corp.                                      2,535,333    1,984,071       0.0%
    Taiwan Cooperative Financial Holding Co., Ltd.               106,921,111   57,807,027       0.3%
#   Taiwan Fertilizer Co., Ltd.                                    5,159,000    6,741,986       0.1%
    Taiwan Fire & Marine Insurance Co., Ltd.                       1,343,000      899,458       0.0%
    Taiwan FU Hsing Industrial Co., Ltd.                             667,000      848,158       0.0%
#*  Taiwan Glass Industry Corp.                                   13,321,982    6,876,237       0.1%
    Taiwan Hon Chuan Enterprise Co., Ltd.                            596,932    1,079,065       0.0%
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.                 1,732,000    1,097,186       0.0%
#*  Taiwan Land Development Corp.                                 10,031,322    3,359,166       0.0%
    Taiwan Line Tek Electronic                                       146,771      168,653       0.0%
#*  Taiwan Mask Corp.                                              2,775,250    1,708,619       0.0%
*   Taiwan Navigation Co., Ltd.                                    1,597,000      826,067       0.0%
    Taiwan PCB Techvest Co., Ltd.                                  3,813,946    4,168,455       0.0%
#*  Taiwan Prosperity Chemical Corp.                                 800,000      488,389       0.0%
#*  Taiwan Pulp & Paper Corp.                                      4,239,660    2,679,272       0.0%
    Taiwan Sakura Corp.                                              293,177      379,463       0.0%
    Taiwan Shin Kong Security Co., Ltd.                               39,000       50,106       0.0%
#   Taiwan Styrene Monomer                                         3,118,647    2,110,920       0.0%
    Taiwan Surface Mounting Technology Corp.                       3,083,991    2,931,212       0.0%
#   Taiwan TEA Corp.                                               8,595,092    4,575,112       0.0%
#   Taiyen Biotech Co., Ltd.                                       1,855,217    1,734,908       0.0%
#*  Tatung Co., Ltd.                                              30,477,342   14,066,026       0.1%
    Te Chang Construction Co., Ltd.                                   80,260       53,409       0.0%
    Teco Electric and Machinery Co., Ltd.                         26,978,725   25,197,373       0.1%
#   Test Rite International Co., Ltd.                              1,514,266    1,150,119       0.0%
*   Tex-Ray Industrial Co., Ltd.                                     444,000      162,666       0.0%
    Thye Ming Industrial Co., Ltd.                                    26,000       33,247       0.0%
    Ton Yi Industrial Corp.                                        3,205,600    1,451,177       0.0%
#   Tong-Tai Machine & Tool Co., Ltd.                              3,410,447    2,313,534       0.0%
#   Topoint Technology Co., Ltd.                                   2,297,288    1,638,335       0.0%
*   TPK Holding Co., Ltd.                                          3,478,000   11,489,473       0.1%
    Tripod Technology Corp.                                        2,937,000   10,816,424       0.1%
#   TrueLight Corp.                                                  287,000      323,750       0.0%
    Tsann Kuen Enterprise Co., Ltd.                                  134,000      103,521       0.0%
*   TSEC Corp.                                                     1,576,000      601,503       0.0%
#   Tung Ho Steel Enterprise Corp.                                12,861,274   10,345,590       0.1%
    TXC Corp.                                                      1,169,000    1,563,259       0.0%
#   TYC Brother Industrial Co., Ltd.                               1,472,723    1,685,320       0.0%
*   Tycoons Group Enterprise                                       7,363,938    1,482,034       0.0%
    Tyntek Corp.                                                   3,017,097    1,392,146       0.0%
    U-Ming Marine Transport Corp.                                  1,121,000    1,330,313       0.0%
    UDE Corp.                                                        268,000      535,137       0.0%
#   Unimicron Technology Corp.                                    23,602,363   13,469,973       0.1%
#   Union Bank Of Taiwan                                          13,025,837    3,887,602       0.0%
#   Unitech Computer Co., Ltd.                                     1,606,739    1,060,618       0.0%
#*  Unitech Printed Circuit Board Corp.                            7,109,281    3,361,569       0.0%
#   United Microelectronics Corp.                                209,748,681  108,252,366       0.6%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES      VALUE++   OF NET ASSETS**
                                                                 ----------- ----------- ---------------
TAIWAN -- (Continued)
    United Radiant Technology                                         95,000 $    49,468       0.0%
#   Unity Opto Technology Co., Ltd.                                2,924,000   1,154,457       0.0%
    Univacco Technology, Inc.                                         46,000      29,137       0.0%
#   Universal Cement Corp.                                         6,004,583   4,649,688       0.0%
#   Unizyx Holding Corp.                                           4,362,000   2,084,357       0.0%
    UPC Technology Corp.                                          12,688,214   7,052,700       0.1%
    USI Corp.                                                      7,573,184   3,743,521       0.0%
#   Usun Technology Co., Ltd.                                        217,000     385,654       0.0%
#   Ve Wong Corp.                                                  1,616,806   1,337,298       0.0%
#   Victory New Materials, Ltd. Co.                                  744,700   1,165,875       0.0%
#*  Wafer Works Corp.                                              5,100,092   6,376,215       0.1%
*   Wah Hong Industrial Corp.                                        395,516     281,320       0.0%
    Wah Lee Industrial Corp.                                       2,043,000   3,584,696       0.0%
#   Walsin Lihwa Corp.                                            38,942,412  19,904,702       0.1%
    Walsin Technology Corp.                                        6,026,797  15,562,834       0.1%
#   Walton Advanced Engineering, Inc.                              3,931,853   2,089,909       0.0%
    Wan Hai Lines, Ltd.                                            8,094,000   4,902,683       0.0%
    Waterland Financial Holdings Co., Ltd.                        33,910,112  10,289,060       0.1%
#   Weikeng Industrial Co., Ltd.                                   2,190,072   1,300,096       0.0%
#   Well Shin Technology Co., Ltd.                                 1,009,080   2,091,849       0.0%
    Wha Yu Industrial Co., Ltd.                                      302,000     180,475       0.0%
#   Winbond Electronics Corp.                                     41,546,885  36,027,727       0.2%
    Winstek Semiconductor Co., Ltd.                                   31,000      25,576       0.0%
    Wintek Corp.                                                  20,783,484     236,437       0.0%
#   Wisdom Marine Lines Co., Ltd.                                  2,809,956   2,516,959       0.0%
    Wistron Corp.                                                 44,012,309  36,762,632       0.2%
    WPG Holdings, Ltd.                                             8,603,092  11,785,926       0.1%
    WT Microelectronics Co., Ltd.                                  6,744,751  10,667,535       0.1%
    WUS Printed Circuit Co., Ltd.                                  3,213,739   2,020,679       0.0%
    Xxentria Technology Materials Corp.                              259,000     549,810       0.0%
    Yageo Corp.                                                    1,037,050   8,237,827       0.1%
*   Yang Ming Marine Transport Corp.                               8,787,215   3,603,418       0.0%
#   YC Co., Ltd.                                                   6,822,177   3,110,665       0.0%
    YC INOX Co., Ltd.                                              4,977,833   4,252,683       0.0%
    YeaShin International Development Co., Ltd.                      258,147     138,662       0.0%
#   Yeong Guan Energy Technology Group Co., Ltd.                   1,020,000   2,355,269       0.0%
#*  YFY, Inc.                                                     20,003,847   7,829,691       0.1%
#   Yi Jinn Industrial Co., Ltd.                                   3,038,142   1,259,365       0.0%
#   Yieh Phui Enterprise Co., Ltd.                                17,489,347   6,675,463       0.1%
#*  Young Fast Optoelectronics Co., Ltd.                           1,696,000     973,660       0.0%
*   Young Optics, Inc.                                                31,000      67,592       0.0%
#   Youngtek Electronics Corp.                                       943,047   1,761,063       0.0%
    Yuanta Financial Holding Co., Ltd.                           116,044,918  51,609,544       0.3%
#   Yulon Motor Co., Ltd.                                         12,352,572  10,329,398       0.1%
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.                 243,687     642,691       0.0%
    Yungshin Construction & Development Co., Ltd.                     22,000      23,292       0.0%
#   Zenitron Corp.                                                 2,976,000   1,845,370       0.0%
#   Zero One Technology Co., Ltd.                                    376,000     248,818       0.0%
#   Zhen Ding Technology Holding, Ltd.                             3,478,000   8,727,484       0.1%
#   Zig Sheng Industrial Co., Ltd.                                 6,749,352   2,721,870       0.0%
    Zinwell Corp.                                                    890,000     896,793       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ----------- -------------- ---------------
TAIWAN -- (Continued)
#   ZongTai Real Estate Development Co., Ltd.                      1,366,844 $      839,543       0.0%
                                                                             --------------      ----
TOTAL TAIWAN                                                                  3,217,138,053      16.4%
                                                                             --------------      ----
THAILAND -- (2.7%)
    AAPICO Hitech PCL(B013L48)                                       681,760        754,205       0.0%
    AAPICO Hitech PCL(B013KZ2)                                       123,300        136,402       0.0%
    AJ Plast PCL                                                   1,441,800        603,282       0.0%
    Amata Corp. PCL                                                2,978,590      1,927,745       0.0%
    AP Thailand PCL                                               18,476,230      4,949,983       0.0%
    Asia Aviation PCL(B86KK09)                                       405,600         78,141       0.0%
    Asia Aviation PCL(B8J72C3)                                     4,322,900        832,828       0.0%
    Asia Plus Group Holdings PCL                                   5,164,800        640,547       0.0%
    Bangchak Corp. PCL                                             7,893,100      9,919,835       0.1%
    Bangkok Airways PCL                                            2,538,700      1,406,143       0.0%
    Bangkok Bank PCL                                               1,741,253     10,116,250       0.1%
    Bangkok Insurance PCL                                            212,828      2,312,791       0.0%
    Bangkok Land PCL                                             119,029,296      6,628,663       0.1%
    Bangkok Ranch PCL                                                203,100         49,522       0.0%
    Banpu PCL                                                     18,451,650      9,720,165       0.1%
    Cal-Comp Electronics Thailand PCL Class F                     30,197,914      3,163,418       0.0%
    Charoen Pokphand Foods PCL                                    18,236,100     14,272,685       0.1%
    Charoong Thai Wire & Cable PCL Class F                         1,255,800        381,806       0.0%
    Eastern Water Resources Development and Management PCL
      Class F                                                        408,100        151,103       0.0%
*   G J Steel PCL                                                 27,256,975        344,610       0.0%
    Golden Land Property Development PCL                             502,200        145,127       0.0%
    Hana Microelectronics PCL                                      1,775,300      2,605,234       0.0%
    ICC International PCL                                          2,663,700      3,026,932       0.0%
    IRPC PCL                                                      83,697,900     16,250,796       0.1%
    Kasikornbank PCL                                               1,348,800      8,932,450       0.1%
    KGI Securities Thailand PCL                                   11,247,700      1,516,848       0.0%
    Khon Kaen Sugar Industry PCL                                   9,372,854      1,269,652       0.0%
    Kiatnakin Bank PCL                                             3,677,800      8,386,314       0.1%
    Krung Thai Bank PCL                                           35,910,100     19,673,805       0.1%
    Laguna Resorts & Hotels PCL                                    1,022,500        800,271       0.0%
    Lanna Resources PCL                                              846,100        366,762       0.0%
    LH Financial Group PCL                                        15,379,446        814,805       0.0%
    LPN Development PCL                                            3,789,001      1,494,157       0.0%
    MBK PCL                                                          221,600        156,761       0.0%
*   MCOT PCL                                                       1,028,300        380,737       0.0%
*   Millcon Steel PCL                                              1,176,300         61,612       0.0%
    MK Real Estate Development PCL                                 2,855,400        324,907       0.0%
*   Nation Multimedia Group PCL                                    2,644,800         48,565       0.0%
    Padaeng Industry PCL                                             453,900        406,488       0.0%
    Polyplex Thailand PCL                                          4,398,525      1,853,683       0.0%
*   Precious Shipping PCL                                          9,750,850      3,140,701       0.0%
    Property Perfect PCL                                          36,884,900      1,032,600       0.0%
    Pruksa Holding PCL                                             2,267,200      1,723,263       0.0%
    PTT Exploration & Production PCL                              20,043,700     52,040,010       0.3%
    PTT Global Chemical PCL                                       17,297,941     41,656,691       0.2%
    PTT PCL                                                       15,428,250    195,059,151       1.0%
    Quality Houses PCL                                            23,229,797      2,055,858       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
THAILAND -- (Continued)
*   Regional Container Lines PCL                                  4,736,500 $  1,190,541       0.0%
    Rojana Industrial Park PCL                                    4,881,273      888,974       0.0%
    Saha Pathana Inter-Holding PCL                                2,801,300    5,818,474       0.0%
    Saha Pathanapibul PCL                                         1,594,833    2,484,425       0.0%
    Saha-Union PCL                                                2,662,200    3,586,197       0.0%
    Sahaviriya Steel Industries PCL                              90,527,440       25,616       0.0%
    Sansiri PCL                                                  78,474,966    5,669,474       0.0%
    SC Asset Corp PCL                                            30,414,653    3,112,878       0.0%
    Siam Commercial Bank PCL (The)                                   42,700      188,307       0.0%
    Siam Future Development PCL                                   6,903,546    1,506,644       0.0%
    Siamgas & Petrochemicals PCL                                  4,174,500    2,827,401       0.0%
    Somboon Advance Technology PCL                                2,839,900    1,752,497       0.0%
    Sri Ayudhya Capital PCL                                          85,100       77,492       0.0%
    Sri Trang Agro-Industry PCL                                   7,623,240    2,914,363       0.0%
    Srithai Superware PCL                                        18,906,200      990,271       0.0%
    STP & I PCL                                                     892,700      180,045       0.0%
*   Tata Steel Thailand PCL                                      49,821,100    1,499,732       0.0%
*   Thai Airways International PCL                               15,586,511    8,726,945       0.1%
    Thai Oil PCL                                                  7,829,200   24,039,085       0.1%
    Thai Rayon PCL                                                   58,700      100,719       0.0%
    Thai Stanley Electric PCL                                        43,100      291,917       0.0%
    Thai Stanley Electric PCL Class F                               174,600    1,182,571       0.0%
    Thai Wacoal PCL                                                  85,000      121,538       0.0%
    Thaicom PCL                                                   4,055,500    1,684,705       0.0%
    Thanachart Capital PCL                                        7,494,700   12,352,042       0.1%
    Thitikorn PCL                                                 1,644,100      861,148       0.0%
    Thoresen Thai Agencies PCL                                    8,442,578    2,465,172       0.0%
    TMB Bank PCL                                                 52,182,700    4,052,720       0.0%
    TPI Polene PCL                                               68,159,640    4,595,954       0.0%
*   True Corp. PCL                                                3,240,400      599,893       0.0%
    Vinythai PCL                                                  6,403,517    3,990,151       0.0%
                                                                            ------------       ---
TOTAL THAILAND                                                               533,392,195       2.7%
                                                                            ------------       ---
TURKEY -- (1.3%)
    Adana Cimento Sanayii TAS Class A                               181,309      306,461       0.0%
    Akbank Turk A.S.                                             14,768,312   39,067,773       0.2%
#*  Akenerji Elektrik Uretim A.S.                                 2,703,487      657,266       0.0%
#   Alarko Holding A.S.                                             903,603    1,779,317       0.0%
    Albaraka Turk Katilim Bankasi A.S.                            3,428,318    1,176,702       0.0%
    Anadolu Anonim Turk Sigorta Sirketi                           3,903,864    2,945,731       0.0%
    Anadolu Cam Sanayii A.S.                                      3,357,069    2,118,550       0.0%
#*  Bagfas Bandirma Gubre Fabrikalari A.S.                          428,414    1,185,217       0.0%
#*  Baticim Bati Anadolu Cimento Sanayii A.S.                       406,172      892,166       0.0%
#*  Bera Holding A.S.                                               152,219       94,451       0.0%
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                  678,783    2,012,260       0.0%
*   Boyner Perakende Ve Tekstil Yatirimlari A.S.                     93,735      209,308       0.0%
#*  Dogan Sirketler Grubu Holding A.S.                           16,723,595    4,066,304       0.0%
#   Eczacibasi Yatirim Holding Ortakligi A.S.                       344,745    1,040,917       0.0%
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
      ve Ticaret A.S.                                             1,908,942    2,325,430       0.0%
    Enka Insaat ve Sanayi A.S.                                    2,591,764    3,935,228       0.0%
#*  Global Yatirim Holding A.S.                                   2,120,952    1,831,527       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                              PERCENTAGE
                                                                   SHARES       VALUE++     OF NET ASSETS**
                                                                 ---------- --------------- ---------------
TURKEY -- (Continued)
#*  GSD Holding AS                                                3,856,556 $       794,580       0.0%
#*  Ihlas Holding A.S.                                           16,028,190       2,586,502       0.0%
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.         1,550,008       2,492,157       0.0%
*   Is Finansal Kiralama A.S.                                     2,221,500         932,321       0.0%
    Is Yatirim Menkul Degerler A.S. Class A                         538,445         302,732       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A   2,493,147       1,659,609       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B     808,610         636,514       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D   8,730,378       5,585,147       0.1%
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.                  846,192       1,372,910       0.0%
#*  Metro Ticari ve Mali Yatirimlar Holding A.S.                  3,616,994         955,504       0.0%
*   NET Holding A.S.                                                 13,395           7,312       0.0%
#*  Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.          702,352         785,029       0.0%
#*  Pegasus Hava Tasimaciligi A.S.                                  325,850       2,578,851       0.0%
    Pinar Entegre Et ve Un Sanayi A.S.                              244,757         629,934       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                                 77,164         273,709       0.0%
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.           1,944,028       1,503,761       0.0%
#*  Sekerbank TAS                                                 4,091,870       1,654,298       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                     2,158,674       2,095,127       0.0%
    Trakya Cam Sanayii A.S.                                       6,814,075       7,394,626       0.1%
#*  Turcas Petrol A.S.                                              195,565         144,153       0.0%
#*  Turk Hava Yollari AO                                          7,297,121      20,025,812       0.1%
    Turkiye Garanti Bankasi A.S.                                 14,090,688      38,821,256       0.2%
    Turkiye Halk Bankasi A.S.                                     6,898,361      20,152,001       0.1%
    Turkiye Is Bankasi Class C                                   24,882,081      46,961,801       0.3%
    Turkiye Sinai Kalkinma Bankasi A.S.                          11,719,466       4,234,442       0.0%
    Turkiye Sise ve Cam Fabrikalari A.S.                         11,514,227      13,528,788       0.1%
    Turkiye Vakiflar Bankasi TAO Class D                          9,665,839      16,168,176       0.1%
#*  Yapi ve Kredi Bankasi A.S.                                    8,071,436       9,816,875       0.1%
#*  Zorlu Enerji Elektrik Uretim A.S.                               491,785         211,944       0.0%
                                                                            ---------------      ----
TOTAL TURKEY                                                                    269,950,479       1.4%
                                                                            ---------------      ----
TOTAL COMMON STOCKS                                                          19,019,548,065      97.0%
                                                                            ---------------      ----
PREFERRED STOCKS -- (2.0%)
BRAZIL -- (1.9%)
    Banco ABC Brasil SA                                           1,554,213       8,528,146       0.1%
    Banco Bradesco SA                                                59,900         635,017       0.0%
    Banco Bradesco SA ADR                                            85,538         904,137       0.0%
    Banco do Estado do Rio Grande do Sul SA Class B               2,116,568       9,860,452       0.1%
*   Banco Pan SA                                                  1,793,392       1,085,476       0.0%
*   Banco Pine SA                                                   427,430         423,340       0.0%
*   Cia Brasileira de Distribuicao                                1,458,456      33,972,533       0.2%
    Cia Ferro Ligas da Bahia--FERBASA                               972,034       5,021,666       0.0%
    Eucatex SA Industria e Comercio                                 353,288         398,506       0.0%
    Marcopolo SA                                                  4,407,645       5,349,051       0.0%
*   Petroleo Brasileiro SA                                       12,755,690      65,390,799       0.3%
*   Petroleo Brasileiro SA Sponsored ADR                         17,627,348     180,680,317       0.9%
    Randon SA Implementos e Participacoes                         2,784,800       5,933,438       0.0%
    Suzano Papel e Celulose SA Class A                            6,173,656      38,367,140       0.2%
    Unipar Carbocloro SA Class B                                    925,874       3,713,344       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A                6,425,866      17,305,621       0.1%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                 ---------- ------------ ---------------
BRAZIL -- (Continued)
    Vale SA                                                         305,997 $  2,781,876       0.0%
                                                                            ------------       ---
TOTAL BRAZIL                                                                 380,350,859       1.9%
                                                                            ------------       ---
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                           1,199,797    1,053,059       0.0%
    Grupo Argos SA                                                  314,215    1,900,546       0.0%
    Grupo de Inversiones Suramericana SA                          1,042,360   12,869,953       0.1%
                                                                            ------------       ---
TOTAL COLOMBIA                                                                15,823,558       0.1%
                                                                            ------------       ---
TOTAL PREFERRED STOCKS                                                       396,174,417       2.0%
                                                                            ------------       ---
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Helbor Empreendimentos SA Rights 11/16/17                       779,694       11,917       0.0%
                                                                            ------------       ---
CHILE -- (0.0%)
*   Cia Sud Americana de Vapores SA Rights 11/08/17              14,569,868      135,065       0.0%
                                                                            ------------       ---
HONG KONG -- (0.0%)
*   Shougang Concord International Enterprises Co., Ltd. Rights
      11/08/17                                                   25,488,208       13,068       0.0%
                                                                            ------------       ---
INDIA -- (0.0%)
*   HCL Infosystems, Ltd. Rights 10/31/17                           220,077        2,718       0.0%
*   Karur Vysya Bank, Ltd. (The) Rights 11/10/17                    315,298      247,775       0.0%
                                                                            ------------       ---
TOTAL INDIA                                                                      250,493       0.0%
                                                                            ------------       ---
MALAYSIA -- (0.0%)
*   Sunway Bhd Warrants 10/03/24                                  2,412,092      364,648       0.0%
                                                                            ------------       ---
POLAND -- (0.0%)
*   Hawe SA Rights 09/30/15                                         952,876           --       0.0%
                                                                            ------------       ---
SOUTH KOREA -- (0.0%)
*   Dongkook Industrial Co., Ltd. Rights 12/05/17                   361,655      102,329       0.0%
*   Hanwha Non Life Insurance Co., Ltd Rights 11/02/17               82,988       70,370       0.0%
*   Harim Co., Ltd. Rights 12/05/17                                  10,499        9,559       0.0%
*   Hyundai Construction Equipment Co., Ltd. Rights 11/14/17            571       50,711       0.0%
*   Hyundai Electric & Energy System Co., Ltd. Rights 11/11/17        1,242       55,429       0.0%
                                                                            ------------       ---
TOTAL SOUTH KOREA                                                                288,398       0.0%
                                                                            ------------       ---
TAIWAN -- (0.0%)
*   CTBC Financial Holding Co., Ltd. Rights 12/15/17              1,821,482           --       0.0%
*   Ta Chen Stainless PIpe Co. Rights 12/11/17                      733,702       26,760       0.0%
*   TSEC Corp. Rights 11/15/17                                      147,685        4,897       0.0%
*   Winbond Electronics Corp. Rights 12/11/17                     3,713,688      504,853       0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                               PERCENTAGE
                                                                    SHARES       VALUE++     OF NET ASSETS**
                                                                  ---------- --------------- ---------------
TAIWAN -- (Continued)
*    Yang Ming Marine Transport Corp. Rights 11/17/17              2,245,544 $        26,060        0.0%
                                                                             ---------------      -----
TOTAL TAIWAN                                                                         562,570        0.0%
                                                                             ---------------      -----
TOTAL RIGHTS/WARRANTS                                                              1,626,159        0.0%
                                                                             ---------------      -----
TOTAL INVESTMENT SECURITIES                                                   19,417,348,641
                                                                             ---------------

                                                                                 VALUE+
                                                                             ---------------
SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@ DFA Short Term Investment Fund                               51,154,322     591,906,661        3.0%
                                                                             ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $17,266,162,347)                         $20,009,255,302      102.0%
                                                                             ===============      =====

At October 31, 2017, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                                                      UNREALIZED
                                     NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                          CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                          --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
Mini MSCI Emerging Markets Index(R)     650     12/15/17  $ 35,810,203 $ 36,536,500   $  726,297
S&P 500 Emini Index(R)                  795     12/15/17    99,611,195  102,264,825    2,653,630
                                                          ------------ ------------   ----------
TOTAL FUTURES CONTRACTS                                   $135,421,398 $138,801,325   $3,379,927
                                                          ============ ============   ==========

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


Summary of the Fund's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
   Brazil                      $1,195,845,821              --   --    $ 1,195,845,821
   Chile                           80,372,052 $   236,624,444   --        316,996,496
   China                          258,179,357   3,071,581,801   --      3,329,761,158
   Colombia                        41,417,612              --   --         41,417,612
   Czech Republic                          --      56,931,518   --         56,931,518
   Greece                                  --       5,400,787   --          5,400,787
   Hong Kong                               --       1,799,742   --          1,799,742
   Hungary                                 --      76,715,301   --         76,715,301
   India                          189,194,146   2,391,993,113   --      2,581,187,259
   Indonesia                          576,682     556,266,772   --        556,843,454
   Malaysia                                --     566,662,777   --        566,662,777
   Mexico                         762,042,668              --   --        762,042,668
   Philippines                             --     201,045,379   --        201,045,379
   Poland                                  --     324,520,693   --        324,520,693
   Russia                          92,681,201     242,811,737   --        335,492,938
   South Africa                   142,269,666   1,130,057,821   --      1,272,327,487
   South Korea                    383,240,328   2,990,835,920   --      3,374,076,248
   Taiwan                          41,063,307   3,176,074,746   --      3,217,138,053
   Thailand                       533,366,579          25,616   --        533,392,195
   Turkey                                  --     269,950,479   --        269,950,479
Preferred Stocks
   Brazil                         380,350,859              --   --        380,350,859
   Colombia                        15,823,558              --   --         15,823,558
Rights/Warrants
   Brazil                                  --          11,917   --             11,917
   Chile                                   --         135,065   --            135,065
   Hong Kong                               --          13,068   --             13,068
   India                                   --         250,493   --            250,493
   Malaysia                                --         364,648   --            364,648
   South Korea                             --         288,398   --            288,398
   Taiwan                                  --         562,570   --            562,570
Securities Lending Collateral              --     591,906,661   --        591,906,661
Futures Contracts**                 3,379,927              --   --          3,379,927
                               -------------- ---------------   --    ---------------
TOTAL                          $4,119,803,763 $15,892,831,466   --    $20,012,635,229
                               ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
COMMON STOCKS -- (91.9%)
Consumer Discretionary -- (14.6%)
*   1-800-Flowers.com, Inc. Class A                               5,186 $   48,748       0.0%
    A.H. Belo Corp. Class A                                       1,763      8,551       0.0%
    Aaron's, Inc.                                                 8,757    322,258       0.0%
    Abercrombie & Fitch Co. Class A                              14,633    196,521       0.0%
    Adient P.L.C.                                                 7,618    642,654       0.1%
    Adtalem Global Education, Inc.                                9,019    333,252       0.0%
    Advance Auto Parts, Inc.                                      2,751    224,867       0.0%
*   Amazon.com, Inc.                                              7,080  7,825,382       0.8%
#   AMC Entertainment Holdings, Inc. Class A                      8,114    112,785       0.0%
#*  AMC Networks, Inc. Class A                                    4,296    218,580       0.0%
*   America's Car-Mart, Inc.                                      1,100     47,135       0.0%
*   American Axle & Manufacturing Holdings, Inc.                 16,147    287,255       0.0%
    American Eagle Outfitters, Inc.                              32,280    420,286       0.1%
#*  American Outdoor Brands Corp.                                10,000    143,300       0.0%
*   American Public Education, Inc.                               2,102     42,040       0.0%
    Aramark                                                      29,157  1,273,869       0.1%
    Ark Restaurants Corp.                                           120      2,880       0.0%
*   Asbury Automotive Group, Inc.                                 5,381    330,393       0.0%
#*  Ascena Retail Group, Inc.                                     5,244     10,173       0.0%
*   Ascent Capital Group, Inc. Class A                            1,761     19,811       0.0%
#   Autoliv, Inc.                                                 5,692    710,703       0.1%
#*  AutoNation, Inc.                                             16,258    770,629       0.1%
*   AutoZone, Inc.                                                  497    292,982       0.0%
#*  AV Homes, Inc.                                                3,606     60,040       0.0%
*   Ballantyne Strong, Inc.                                         900      5,730       0.0%
*   Barnes & Noble Education, Inc.                                6,289     34,275       0.0%
    Barnes & Noble, Inc.                                          7,754     54,278       0.0%
    Bassett Furniture Industries, Inc.                            1,200     46,560       0.0%
*   Beazer Homes USA, Inc.                                        4,142     86,899       0.0%
#   Bed Bath & Beyond, Inc.                                      13,917    276,948       0.0%
*   Belmond, Ltd. Class A                                        15,060    198,039       0.0%
    Best Buy Co., Inc.                                           35,996  2,015,056       0.2%
#   Big 5 Sporting Goods Corp.                                    3,788     24,054       0.0%
#   Big Lots, Inc.                                               10,360    531,572       0.1%
*   Biglari Holdings, Inc.                                          307    109,734       0.0%
    Bloomin' Brands, Inc.                                        18,466    328,325       0.0%
#*  Bojangles', Inc.                                              6,746     82,639       0.0%
#*  Boot Barn Holdings, Inc.                                      3,100     25,513       0.0%
    BorgWarner, Inc.                                             13,112    691,265       0.1%
*   Bridgepoint Education, Inc.                                   6,286     60,848       0.0%
*   Bright Horizons Family Solutions, Inc.                        4,941    426,408       0.1%
#   Brinker International, Inc.                                   3,391    104,172       0.0%
    Brunswick Corp.                                              12,064    611,042       0.1%
#   Buckle, Inc. (The)                                            1,193     19,625       0.0%
*   Build-A-Bear Workshop, Inc.                                   2,400     18,720       0.0%
*   Burlington Stores, Inc.                                       3,231    303,359       0.0%
    Cable One, Inc.                                                 576    408,851       0.1%
#   CalAtlantic Group, Inc.                                      14,066    694,016       0.1%
    Caleres, Inc.                                                 7,051    192,704       0.0%
    Callaway Golf Co.                                            19,454    280,721       0.0%
*   Cambium Learning Group, Inc.                                  5,662     34,651       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Capella Education Co.                                          2,338 $   190,430       0.0%
*   Career Education Corp.                                         8,848      94,497       0.0%
#*  CarMax, Inc.                                                  17,948   1,347,895       0.2%
    Carnival Corp.                                                12,349     819,850       0.1%
#   Carriage Services, Inc.                                        2,352      60,917       0.0%
*   Carrols Restaurant Group, Inc.                                 8,663      97,459       0.0%
    Carter's, Inc.                                                 5,223     505,221       0.1%
    Cato Corp. (The) Class A                                       2,682      34,491       0.0%
*   Cavco Industries, Inc.                                           880     138,072       0.0%
    CBS Corp. Class B                                              9,028     506,651       0.1%
    CBS Corp. Class A                                                234      13,298       0.0%
*   Century Communities, Inc.                                      3,035      86,649       0.0%
*   Charter Communications, Inc. Class A                          10,113   3,379,461       0.4%
#   Cheesecake Factory, Inc. (The)                                 7,507     335,863       0.0%
*   Cherokee, Inc.                                                   813       1,829       0.0%
    Chico's FAS, Inc.                                             20,302     162,213       0.0%
#   Children's Place, Inc. (The)                                   3,940     428,672       0.1%
#*  Chipotle Mexican Grill, Inc.                                     300      81,570       0.0%
    Choice Hotels International, Inc.                              4,000     279,000       0.0%
#   Cinemark Holdings, Inc.                                       17,574     638,639       0.1%
    Citi Trends, Inc.                                              2,312      50,309       0.0%
*   Clarus Corp.                                                   1,800      13,140       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                   5,653      21,481       0.0%
    Collectors Universe, Inc.                                      1,300      32,188       0.0%
    Columbia Sportswear Co.                                        7,504     468,100       0.1%
    Comcast Corp. Class A                                        301,091  10,848,309       1.1%
#*  Conn's, Inc.                                                   3,060      94,095       0.0%
#   Cooper Tire & Rubber Co.                                       8,241     270,305       0.0%
*   Cooper-Standard Holdings, Inc.                                 3,315     369,556       0.1%
#   Cracker Barrel Old Country Store, Inc.                         2,272     354,727       0.1%
*   Crocs, Inc.                                                    5,923      60,415       0.0%
    CSS Industries, Inc.                                             770      23,085       0.0%
    Culp, Inc.                                                     1,923      60,959       0.0%
    Dana, Inc.                                                    29,250     891,832       0.1%
    Darden Restaurants, Inc.                                      11,731     965,109       0.1%
*   Deckers Outdoor Corp.                                          3,837     261,837       0.0%
*   Del Taco Restaurants, Inc.                                     5,595      71,001       0.0%
    Delphi Automotive P.L.C.                                       4,085     405,967       0.1%
*   Delta Apparel, Inc.                                              600      12,558       0.0%
*   Denny's Corp.                                                  7,032      91,908       0.0%
#*  Destination Maternity Corp.                                    1,363       3,162       0.0%
#*  Destination XL Group, Inc.                                     6,598      13,196       0.0%
#   Dick's Sporting Goods, Inc.                                   11,003     269,243       0.0%
#   Dillard's, Inc. Class A                                        4,423     224,688       0.0%
#   DineEquity, Inc.                                               3,003     142,973       0.0%
#*  Discovery Communications, Inc. Class A                        12,309     232,394       0.0%
*   Discovery Communications, Inc. Class C                        19,358     344,766       0.1%
*   DISH Network Corp. Class A                                     4,866     236,196       0.0%
*   Dixie Group, Inc. (The)                                        1,369       5,271       0.0%
    Dollar General Corp.                                          27,063   2,187,773       0.2%
*   Dollar Tree, Inc.                                             19,436   1,773,535       0.2%
#   Domino's Pizza, Inc.                                           1,200     219,600       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
*   Dorman Products, Inc.                                          4,560 $  315,142       0.0%
    DR Horton, Inc.                                               26,794  1,184,563       0.1%
#   Drive Shack, Inc.                                              7,528     27,477       0.0%
#   DSW, Inc. Class A                                             13,719    262,719       0.0%
#   Dunkin' Brands Group, Inc.                                     5,599    330,733       0.0%
*   El Pollo Loco Holdings, Inc.                                   2,507     28,831       0.0%
#   Entercom Communications Corp. Class A                          4,085     45,139       0.0%
    Entravision Communications Corp. Class A                       9,735     50,622       0.0%
    Escalade, Inc.                                                 1,450     17,908       0.0%
    Ethan Allen Interiors, Inc.                                    3,700    110,075       0.0%
*   EVINE Live, Inc.                                               2,197      2,527       0.0%
#*  EW Scripps Co. (The) Class A                                   9,315    161,522       0.0%
    Expedia, Inc.                                                  8,203  1,022,586       0.1%
*   Express, Inc.                                                 11,471     77,659       0.0%
    Extended Stay America, Inc.                                   38,125    755,638       0.1%
#*  Fiesta Restaurant Group, Inc.                                  3,560     58,918       0.0%
#   Finish Line, Inc. (The) Class A                                5,243     48,603       0.0%
*   Five Below, Inc.                                               8,211    453,658       0.1%
    Flexsteel Industries, Inc.                                     1,012     50,873       0.0%
#   Foot Locker, Inc.                                             10,322    310,486       0.0%
    Ford Motor Co.                                               216,066  2,651,130       0.3%
#*  Fossil Group, Inc.                                             3,773     29,731       0.0%
*   Fox Factory Holding Corp.                                      5,023    213,729       0.0%
*   Francesca's Holdings Corp.                                     9,125     59,039       0.0%
#   Fred's, Inc. Class A                                           4,237     18,685       0.0%
*   FTD Cos., Inc.                                                 3,598     38,858       0.0%
#*  G-III Apparel Group, Ltd.                                      6,417    162,607       0.0%
#*  Gaia, Inc.                                                     1,300     15,795       0.0%
#   GameStop Corp. Class A                                        16,305    304,740       0.0%
    Gannett Co., Inc.                                             14,062    122,339       0.0%
#   Gap, Inc. (The)                                               44,378  1,153,384       0.1%
#   Garmin, Ltd.                                                  10,234    579,347       0.1%
    General Motors Co.                                            79,948  3,436,165       0.4%
*   Genesco, Inc.                                                  2,574     63,063       0.0%
    Gentex Corp.                                                  34,769    674,866       0.1%
*   Gentherm, Inc.                                                 5,012    167,902       0.0%
    Genuine Parts Co.                                             13,963  1,231,955       0.1%
#*  Global Eagle Entertainment, Inc.                               8,500     20,655       0.0%
    Goodyear Tire & Rubber Co. (The)                              27,583    843,764       0.1%
    Graham Holdings Co. Class B                                      507    282,120       0.0%
*   Grand Canyon Education, Inc.                                   8,056    721,093       0.1%
*   Gray Television, Inc.                                         10,293    160,262       0.0%
*   Green Brick Partners, Inc.                                     5,861     63,592       0.0%
    Group 1 Automotive, Inc.                                       2,694    211,668       0.0%
#*  Groupon, Inc.                                                 51,056    243,537       0.0%
#   Guess?, Inc.                                                  12,348    200,161       0.0%
#   H&R Block, Inc.                                               12,204    301,927       0.0%
#*  Habit Restaurants, Inc. (The) Class A                          2,378     29,249       0.0%
*   Hamilton Beach Brands Holding Co. Class A                        500     19,385       0.0%
    Hamilton Beach Brands Holding Co. Class B                        500     19,385       0.0%
#   Hanesbrands, Inc.                                             10,600    238,500       0.0%
#   Harley-Davidson, Inc.                                         19,445    920,526       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
    Hasbro, Inc.                                                  3,246 $  300,547       0.0%
    Haverty Furniture Cos., Inc.                                  2,579     61,509       0.0%
*   Helen of Troy, Ltd.                                           3,020    280,558       0.0%
#*  Hemisphere Media Group, Inc.                                  1,613     19,679       0.0%
#*  Hibbett Sports, Inc.                                          2,337     29,914       0.0%
*   Hilton Grand Vacations, Inc.                                  7,738    316,948       0.0%
    Hilton Worldwide Holdings, Inc.                               4,312    311,671       0.0%
    Home Depot, Inc. (The)                                       19,997  3,315,103       0.4%
    Hooker Furniture Corp.                                        1,478     70,057       0.0%
#*  Horizon Global Corp.                                          3,114     50,540       0.0%
*   Houghton Mifflin Harcourt Co.                                23,225    229,928       0.0%
#*  Hovnanian Enterprises, Inc. Class A                           4,171     10,094       0.0%
    HSN, Inc.                                                     8,182    308,461       0.0%
*   Hyatt Hotels Corp. Class A                                    3,944    247,131       0.0%
#*  Iconix Brand Group, Inc.                                      3,851      6,316       0.0%
    ILG, Inc.                                                    17,371    515,398       0.1%
*   IMAX Corp.                                                    2,315     56,139       0.0%
*   Installed Building Products, Inc.                             3,682    256,635       0.0%
    Interpublic Group of Cos., Inc. (The)                        43,675    840,744       0.1%
#*  iRobot Corp.                                                  2,361    158,636       0.0%
    Jack in the Box, Inc.                                         2,415    249,977       0.0%
#*  JC Penney Co., Inc.                                          51,435    144,018       0.0%
    John Wiley & Sons, Inc. Class A                               6,474    353,804       0.1%
    John Wiley & Sons, Inc. Class B                                 312     17,090       0.0%
    Johnson Outdoors, Inc. Class A                                1,404    105,595       0.0%
*   K12, Inc.                                                     4,878     79,121       0.0%
#   KB Home                                                      11,801    323,701       0.0%
*   Kirkland's, Inc.                                              2,193     25,658       0.0%
#   Kohl's Corp.                                                 19,953    833,237       0.1%
#   L Brands, Inc.                                                5,582    240,249       0.0%
*   La Quinta Holdings, Inc.                                     17,755    312,843       0.0%
    La-Z-Boy, Inc.                                                7,281    196,223       0.0%
*   Lakeland Industries, Inc.                                     1,000     15,850       0.0%
#*  Lands' End, Inc.                                              1,188     12,949       0.0%
    LCI Industries                                                5,854    724,725       0.1%
    Lear Corp.                                                    6,899  1,211,395       0.1%
#*  Lee Enterprises, Inc.                                         1,100      2,475       0.0%
    Leggett & Platt, Inc.                                         7,062    333,750       0.0%
    Lennar Corp. Class A                                         15,678    872,794       0.1%
    Lennar Corp. Class B                                          1,055     50,587       0.0%
    Libbey, Inc.                                                  2,657     18,174       0.0%
*   Liberty Broadband Corp. Class A                               1,518    130,867       0.0%
*   Liberty Broadband Corp. Class C                              10,050    877,264       0.1%
*   Liberty Expedia Holdings, Inc. Class A                        1,706     78,647       0.0%
*   Liberty Interactive Corp., QVC Group Class A                 28,584    649,428       0.1%
*   Liberty Media Corp.-Liberty Braves Class A                      363      8,523       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                      833     19,667       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A                 907     33,015       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C               2,083     79,446       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                  3,630    151,407       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                  8,335    347,153       0.1%
    Liberty Tax, Inc.                                             1,484     19,366       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
*   Liberty TripAdvisor Holdings, Inc. Class A                   10,656 $  115,085       0.0%
*   Liberty Ventures Series A                                     7,238    412,276       0.1%
    Lifetime Brands, Inc.                                         1,597     29,784       0.0%
*   Lindblad Expeditions Holdings, Inc.                           6,113     65,531       0.0%
#*  Lions Gate Entertainment Corp. Class A                        8,692    252,242       0.0%
#*  Lions Gate Entertainment Corp. Class B                       12,745    352,527       0.1%
#   Lithia Motors, Inc. Class A                                   4,114    465,623       0.1%
*   Live Nation Entertainment, Inc.                              15,518    679,378       0.1%
*   LKQ Corp.                                                    19,508    735,257       0.1%
    Lowe's Cos., Inc.                                            13,724  1,097,234       0.1%
*   Luby's, Inc.                                                  1,850      4,459       0.0%
#*  Lululemon Athletica, Inc.                                     2,968    182,562       0.0%
*   Lumber Liquidators Holdings, Inc.                             1,700     52,326       0.0%
*   M/I Homes, Inc.                                               3,235    108,049       0.0%
#   Macy's, Inc.                                                 26,753    501,886       0.1%
*   Madison Square Garden Co. (The) Class A                       1,919    427,342       0.1%
*   Malibu Boats, Inc. Class A                                    3,437    107,234       0.0%
    Marcus Corp. (The)                                            2,100     57,015       0.0%
    Marine Products Corp.                                         5,029     72,267       0.0%
*   MarineMax, Inc.                                               3,006     55,761       0.0%
    Marriott International, Inc. Class A                          4,049    483,775       0.1%
    Marriott Vacations Worldwide Corp.                            3,388    445,929       0.1%
#   Mattel, Inc.                                                 11,261    159,005       0.0%
#*  McClatchy Co. (The) Class A                                     656      6,462       0.0%
    McDonald's Corp.                                             10,952  1,827,998       0.2%
    MDC Holdings, Inc.                                            7,106    263,206       0.0%
#   Meredith Corp.                                                6,747    357,591       0.1%
*   Meritage Homes Corp.                                          5,126    249,636       0.0%
#*  Michael Kors Holdings, Ltd.                                  18,495    902,741       0.1%
*   Michaels Cos., Inc. (The)                                    10,600    205,852       0.0%
*   Modine Manufacturing Co.                                      6,109    128,594       0.0%
*   Mohawk Industries, Inc.                                       4,859  1,271,892       0.1%
#   Monro, Inc.                                                   4,881    240,877       0.0%
#*  Motorcar Parts of America, Inc.                               2,723     78,722       0.0%
    Movado Group, Inc.                                            2,400     66,480       0.0%
*   MSG Networks, Inc. Class A                                    5,843    101,376       0.0%
#*  Murphy USA, Inc.                                              7,259    539,779       0.1%
*   Nathan's Famous, Inc.                                           600     48,660       0.0%
    National CineMedia, Inc.                                      5,258     35,386       0.0%
*   Nautilus, Inc.                                                4,510     58,630       0.0%
*   Netflix, Inc.                                                 2,249    441,771       0.1%
*   New Home Co., Inc. (The)                                      1,900     22,097       0.0%
    New Media Investment Group, Inc.                              5,400     86,238       0.0%
*   New York & Co., Inc.                                          5,501      9,462       0.0%
    New York Times Co. (The) Class A                              9,453    180,552       0.0%
    News Corp. Class A                                           24,983    341,268       0.1%
    News Corp. Class B                                           12,129    168,593       0.0%
    Nexstar Media Group, Inc. Class A                             8,014    511,293       0.1%
    NIKE, Inc. Class B                                           20,759  1,141,537       0.1%
#   Nordstrom, Inc.                                               5,987    237,385       0.0%
*   Norwegian Cruise Line Holdings, Ltd.                         15,284    852,083       0.1%
#   Nutrisystem, Inc.                                             3,889    194,256       0.0%

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
*   NVR, Inc.                                                       193 $  633,304       0.1%
#*  O'Reilly Automotive, Inc.                                     2,075    437,721       0.1%
    Office Depot, Inc.                                           77,937    241,605       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                         6,615    295,360       0.0%
#   Omnicom Group, Inc.                                           6,869    461,528       0.1%
#*  Overstock.com, Inc.                                           4,192    192,413       0.0%
    Oxford Industries, Inc.                                       2,746    177,392       0.0%
#   Papa John's International, Inc.                               2,782    189,315       0.0%
#*  Party City Holdco, Inc.                                       9,005    100,406       0.0%
    Penske Automotive Group, Inc.                                11,375    530,303       0.1%
*   Perry Ellis International, Inc.                               3,982     92,741       0.0%
    PetMed Express, Inc.                                          3,666    129,630       0.0%
*   PICO Holdings, Inc.                                           3,320     62,748       0.0%
    Pier 1 Imports, Inc.                                          9,720     40,435       0.0%
#   Planet Fitness, Inc. Class A                                  8,283    220,659       0.0%
*   Playa Hotels & Resorts NV                                     7,972     82,351       0.0%
#   Polaris Industries, Inc.                                      6,719    795,731       0.1%
    Pool Corp.                                                    2,790    336,976       0.1%
*   Potbelly Corp.                                                2,522     30,390       0.0%
*   Priceline Group, Inc. (The)                                     679  1,298,221       0.1%
    PulteGroup, Inc.                                             23,003    695,381       0.1%
    PVH Corp.                                                     6,227    789,646       0.1%
    Ralph Lauren Corp.                                            3,195    285,729       0.0%
*   Reading International, Inc. Class A                           2,550     39,908       0.0%
*   Red Lion Hotels Corp.                                         3,317     29,190       0.0%
*   Red Robin Gourmet Burgers, Inc.                               1,987    135,911       0.0%
#   Regal Entertainment Group Class A                             7,331    119,862       0.0%
*   Regis Corp.                                                   6,020     89,879       0.0%
#   Rent-A-Center, Inc.                                           5,617     55,833       0.0%
#*  RH                                                            3,400    305,728       0.0%
    Rocky Brands, Inc.                                              402      7,357       0.0%
    Ross Stores, Inc.                                             8,086    513,380       0.1%
    Royal Caribbean Cruises, Ltd.                                 8,151  1,008,849       0.1%
*   Ruby Tuesday, Inc.                                            6,655     15,772       0.0%
    Saga Communications, Inc. Class A                               347     15,181       0.0%
    Salem Media Group, Inc.                                       1,500      9,600       0.0%
#*  Sally Beauty Holdings, Inc.                                  13,103    226,813       0.0%
    Scholastic Corp.                                              4,212    155,591       0.0%
    Scripps Networks Interactive, Inc. Class A                   10,952    912,083       0.1%
#   SeaWorld Entertainment, Inc.                                 10,785    123,812       0.0%
#*  Sequential Brands Group, Inc.                                 4,898     12,735       0.0%
    Service Corp. International                                  10,389    368,394       0.1%
*   ServiceMaster Global Holdings, Inc.                          14,294    673,390       0.1%
#*  Shake Shack, Inc. Class A                                     1,307     49,614       0.0%
*   Shiloh Industries, Inc.                                       1,671     15,507       0.0%
    Shoe Carnival, Inc.                                           2,230     41,857       0.0%
*   Shutterfly, Inc.                                              4,450    190,015       0.0%
#   Signet Jewelers, Ltd.                                        10,051    659,044       0.1%
#   Sinclair Broadcast Group, Inc. Class A                       11,560    366,452       0.1%
#   Sirius XM Holdings, Inc.                                     24,215    131,730       0.0%
#   Six Flags Entertainment Corp.                                 5,071    318,408       0.0%
*   Skechers U.S.A., Inc. Class A                                18,038    575,773       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
*   Skyline Corp.                                                   400 $    4,996       0.0%
    Sleep Number Corp.                                            5,337    173,453       0.0%
    Sonic Automotive, Inc. Class A                                4,084     81,067       0.0%
#   Sonic Corp.                                                   4,075    103,505       0.0%
*   Sotheby's                                                     5,975    309,625       0.0%
    Speedway Motorsports, Inc.                                    4,514     90,054       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                          2,963     12,148       0.0%
    Standard Motor Products, Inc.                                 2,969    129,656       0.0%
    Starbucks Corp.                                              22,919  1,256,878       0.1%
#   Stein Mart, Inc.                                              3,102      3,319       0.0%
*   Steven Madden, Ltd.                                           9,215    359,385       0.1%
*   Stoneridge, Inc.                                              5,645    128,367       0.0%
    Strattec Security Corp.                                         400     18,460       0.0%
    Strayer Education, Inc.                                       2,038    191,022       0.0%
#   Sturm Ruger & Co., Inc.                                       2,739    135,717       0.0%
    Superior Industries International, Inc.                       2,981     46,355       0.0%
    Superior Uniform Group, Inc.                                  1,686     39,570       0.0%
    Tapestry, Inc.                                               33,973  1,317,133       0.2%
#   Target Corp.                                                 40,321  2,380,552       0.3%
*   Taylor Morrison Home Corp. Class A                            9,757    235,632       0.0%
    TEGNA, Inc.                                                  33,930    414,964       0.1%
#*  Tempur Sealy International, Inc.                              4,072    266,187       0.0%
    Tenneco, Inc.                                                 9,282    539,377       0.1%
#*  Tesla, Inc.                                                     320    106,090       0.0%
    Texas Roadhouse, Inc.                                         7,428    371,474       0.1%
    Thor Industries, Inc.                                         8,325  1,134,031       0.1%
    Tiffany & Co.                                                 9,147    856,342       0.1%
    Tile Shop Holdings, Inc.                                      6,244     53,386       0.0%
    Tilly's, Inc. Class A                                         1,998     23,796       0.0%
    Time Warner, Inc.                                            32,617  3,205,925       0.3%
    Time, Inc.                                                   12,632    146,531       0.0%
    TJX Cos., Inc. (The)                                         10,183    710,773       0.1%
    Toll Brothers, Inc.                                          10,165    467,997       0.1%
*   TopBuild Corp.                                                4,976    328,366       0.0%
    Tower International, Inc.                                     3,480    105,792       0.0%
*   Townsquare Media, Inc. Class A                                1,300     13,572       0.0%
#   Tractor Supply Co.                                            7,473    450,323       0.1%
*   Trans World Entertainment Corp.                                 200        360       0.0%
#*  TRI Pointe Group, Inc.                                       20,623    364,821       0.1%
#*  TripAdvisor, Inc.                                             8,282    310,575       0.0%
*   tronc, Inc.                                                   5,864     86,699       0.0%
#*  Tuesday Morning Corp.                                         4,854     15,047       0.0%
    Tupperware Brands Corp.                                       3,167    186,061       0.0%
    Twenty-First Century Fox, Inc. Class A                       61,940  1,619,731       0.2%
    Twenty-First Century Fox, Inc. Class B                       25,570    650,757       0.1%
*   Ulta Salon Cosmetics & Fragrance, Inc.                        2,793    563,599       0.1%
#*  Under Armour, Inc. Class A                                   11,456    143,429       0.0%
#*  Under Armour, Inc. Class C                                   15,760    181,713       0.0%
*   Unifi, Inc.                                                   2,302     87,591       0.0%
*   Universal Electronics, Inc.                                   1,382     82,920       0.0%
*   Universal Technical Institute, Inc.                           1,356      4,515       0.0%
#*  Urban Outfitters, Inc.                                       16,186    396,881       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Consumer Discretionary -- (Continued)
*   US Auto Parts Network, Inc.                                   4,356 $     11,151       0.0%
    Vail Resorts, Inc.                                            1,266      289,939       0.0%
*   Vera Bradley, Inc.                                            3,500       25,200       0.0%
    VF Corp.                                                      4,656      324,290       0.0%
#   Viacom, Inc. Class A                                          1,446       43,452       0.0%
    Viacom, Inc. Class B                                         31,400      754,542       0.1%
*   Vista Outdoor, Inc.                                           7,558      158,038       0.0%
*   Visteon Corp.                                                 4,374      551,299       0.1%
*   Vitamin Shoppe, Inc.                                          2,704       12,438       0.0%
*   VOXX International Corp.                                      2,097       14,050       0.0%
    Walt Disney Co. (The)                                        49,347    4,826,630       0.5%
*   Wayfair, Inc. Class A                                           736       51,446       0.0%
*   Weight Watchers International, Inc.                           3,697      166,069       0.0%
#   Wendy's Co. (The)                                            34,658      527,148       0.1%
    Weyco Group, Inc.                                             1,047       28,468       0.0%
    Whirlpool Corp.                                               5,856      959,974       0.1%
#*  William Lyon Homes Class A                                    3,719      103,202       0.0%
#   Williams-Sonoma, Inc.                                        14,947      771,265       0.1%
#   Wingstop, Inc.                                                2,914       98,697       0.0%
    Winmark Corp.                                                   400       52,300       0.0%
    Winnebago Industries, Inc.                                    4,386      215,572       0.0%
    Wolverine World Wide, Inc.                                   11,544      315,151       0.0%
#   World Wrestling Entertainment, Inc. Class A                   3,484       92,431       0.0%
    Wyndham Worldwide Corp.                                       4,536      484,672       0.1%
    Yum! Brands, Inc.                                             4,438      330,409       0.0%
*   ZAGG, Inc.                                                    4,743       74,228       0.0%
*   Zumiez, Inc.                                                  3,207       56,604       0.0%
                                                                        ------------      ----
Total Consumer Discretionary                                             153,619,098      15.9%
                                                                        ------------      ----
Consumer Staples -- (4.7%)
#   Alico, Inc.                                                     938       30,860       0.0%
    Andersons, Inc. (The)                                         4,253      159,275       0.0%
    Archer-Daniels-Midland Co.                                   18,413      752,539       0.1%
#*  Avon Products, Inc.                                          30,604       69,777       0.0%
#   B&G Foods, Inc.                                              11,996      381,473       0.0%
#*  Blue Buffalo Pet Products, Inc.                              12,657      366,167       0.0%
    Bob Evans Farms, Inc.                                         1,500      115,785       0.0%
    Bunge, Ltd.                                                  10,789      742,067       0.1%
#*  Cal-Maine Foods, Inc.                                         4,136      186,120       0.0%
#   Calavo Growers, Inc.                                          2,692      198,400       0.0%
#   Campbell Soup Co.                                            10,889      515,812       0.1%
#   Casey's General Stores, Inc.                                  6,472      741,497       0.1%
*   Central Garden & Pet Co.                                      1,889       72,122       0.0%
*   Central Garden & Pet Co. Class A                              7,956      293,656       0.0%
#*  Chefs' Warehouse, Inc. (The)                                  3,320       66,234       0.0%
    Clorox Co. (The)                                              4,495      568,752       0.1%
    Coca-Cola Bottling Co. Consolidated                           1,245      280,822       0.0%
    Coca-Cola Co. (The)                                          71,798    3,301,272       0.4%
    Colgate-Palmolive Co.                                         9,798      690,269       0.1%
    Conagra Brands, Inc.                                         19,872      678,828       0.1%
    Costco Wholesale Corp.                                        9,115    1,468,244       0.2%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Staples -- (Continued)
#   Coty, Inc. Class A                                           46,743 $  719,842       0.1%
    CVS Health Corp.                                             47,313  3,242,360       0.3%
*   Darling Ingredients, Inc.                                    21,136    385,732       0.0%
    Dean Foods Co.                                               15,230    148,493       0.0%
    Dr Pepper Snapple Group, Inc.                                 6,679    572,123       0.1%
#*  Edgewell Personal Care Co.                                    6,297    408,864       0.1%
#   Energizer Holdings, Inc.                                      4,374    188,038       0.0%
*   Farmer Brothers Co.                                           2,029     68,885       0.0%
#   Flowers Foods, Inc.                                          31,436    598,227       0.1%
    Fresh Del Monte Produce, Inc.                                 5,851    260,428       0.0%
#   General Mills, Inc.                                          11,826    614,006       0.1%
*   Hain Celestial Group, Inc. (The)                             10,183    366,792       0.0%
#*  Herbalife, Ltd.                                               3,400    246,908       0.0%
#   Hormel Foods Corp.                                           30,622    954,182       0.1%
#*  Hostess Brands, Inc.                                         13,430    154,848       0.0%
*   HRG Group, Inc.                                              22,278    361,349       0.0%
    Ingles Markets, Inc. Class A                                  1,914     44,596       0.0%
    Ingredion, Inc.                                               7,690    963,942       0.1%
    Inter Parfums, Inc.                                           3,375    156,263       0.0%
#*  Inventure Foods, Inc.                                         2,048      8,192       0.0%
    J&J Snack Foods Corp.                                         2,419    322,138       0.0%
    JM Smucker Co. (The)                                          7,408    785,618       0.1%
#   John B. Sanfilippo & Son, Inc.                                1,772    104,282       0.0%
#   Kellogg Co.                                                   3,182    198,970       0.0%
    Kimberly-Clark Corp.                                          4,348    489,194       0.1%
    Kraft Heinz Co. (The)                                        19,059  1,473,833       0.2%
    Kroger Co. (The)                                             46,577    964,144       0.1%
    Lamb Weston Holdings, Inc.                                    3,368    171,734       0.0%
    Lancaster Colony Corp.                                        2,193    274,607       0.0%
*   Landec Corp.                                                  3,686     48,840       0.0%
*   Lifevantage Corp.                                             1,400      7,770       0.0%
*   Lifeway Foods, Inc.                                           2,341     23,550       0.0%
    Limoneira Co.                                                 1,022     23,864       0.0%
    Mannatech, Inc.                                                  40        576       0.0%
    McCormick & Co., Inc.                                            90      8,980       0.0%
#   McCormick & Co., Inc. Non-Voting                              4,622    460,028       0.1%
    Medifast, Inc.                                                2,381    148,574       0.0%
*   Monster Beverage Corp.                                        3,604    208,780       0.0%
#   National Beverage Corp.                                       2,957    289,490       0.0%
*   Natural Alternatives International, Inc.                        920      9,752       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                      2,621     12,869       0.0%
#   Natural Health Trends Corp.                                   1,566     30,161       0.0%
    Nature's Sunshine Products, Inc.                              1,300     12,870       0.0%
    Nu Skin Enterprises, Inc. Class A                             8,769    557,796       0.1%
    Oil-Dri Corp. of America                                        877     36,843       0.0%
    Omega Protein Corp.                                           2,990     65,481       0.0%
#   Orchids Paper Products Co.                                    1,452     17,831       0.0%
    PepsiCo, Inc.                                                23,169  2,553,919       0.3%
*   Performance Food Group Co.                                   17,527    496,014       0.1%
#*  Pilgrim's Pride Corp.                                         9,897    314,527       0.0%
    Pinnacle Foods, Inc.                                          5,985    325,704       0.0%
#*  Post Holdings, Inc.                                          10,838    898,795       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Consumer Staples -- (Continued)
    PriceSmart, Inc.                                              3,829 $   320,870       0.0%
*   Primo Water Corp.                                             2,141      23,572       0.0%
*   Revlon, Inc. Class A                                          3,472      78,120       0.0%
#*  Rite Aid Corp.                                               23,781      39,239       0.0%
    Rocky Mountain Chocolate Factory, Inc.                          400       4,600       0.0%
#   Sanderson Farms, Inc.                                         3,967     593,344       0.1%
    Seaboard Corp.                                                   48     211,206       0.0%
*   Seneca Foods Corp. Class A                                    1,000      36,000       0.0%
#*  Smart & Final Stores, Inc.                                    3,900      23,400       0.0%
#   Snyder's-Lance, Inc.                                          9,200     346,196       0.0%
    SpartanNash Co.                                               4,769     117,079       0.0%
#   Spectrum Brands Holdings, Inc.                                2,622     288,210       0.0%
*   Sprouts Farmers Market, Inc.                                 21,236     392,654       0.1%
#*  SUPERVALU, Inc.                                               7,017     114,307       0.0%
    Sysco Corp.                                                   9,090     505,586       0.1%
#   Tootsie Roll Industries, Inc.                                 2,580      91,848       0.0%
#*  TreeHouse Foods, Inc.                                         5,010     332,564       0.0%
    Tyson Foods, Inc. Class A                                    14,633   1,066,892       0.1%
*   United Natural Foods, Inc.                                    6,471     250,881       0.0%
*   USANA Health Sciences, Inc.                                   4,596     301,957       0.0%
    Village Super Market, Inc. Class A                            1,203      28,860       0.0%
    Wal-Mart Stores, Inc.                                        93,595   8,171,779       0.9%
    Walgreens Boots Alliance, Inc.                               35,572   2,357,356       0.3%
#   WD-40 Co.                                                     1,670     185,120       0.0%
    Weis Markets, Inc.                                            3,323     129,032       0.0%
                                                                        -----------       ---
Total Consumer Staples                                                   49,492,247       5.1%
                                                                        -----------       ---
Energy -- (5.9%)
    Adams Resources & Energy, Inc.                                  617      26,494       0.0%
    Anadarko Petroleum Corp.                                     10,233     505,203       0.1%
    Andeavor                                                     21,723   2,307,852       0.3%
#*  Antero Resources Corp.                                       19,528     378,843       0.1%
#   Apache Corp.                                                 16,978     702,380       0.1%
#*  Approach Resources, Inc.                                      4,800      11,184       0.0%
    Arch Coal, Inc. Class A                                       4,149     317,067       0.0%
    Archrock, Inc.                                                8,471     101,652       0.0%
*   Ardmore Shipping Corp.                                        1,353      11,230       0.0%
    Baker Hughes a GE Co.                                        14,225     447,092       0.1%
*   Bill Barrett Corp.                                            5,529      27,258       0.0%
#   Bristow Group, Inc.                                           5,013      47,323       0.0%
    Cabot Oil & Gas Corp.                                        14,310     396,387       0.1%
#*  Callon Petroleum Co.                                         30,970     343,457       0.0%
#*  CARBO Ceramics, Inc.                                          2,747      22,745       0.0%
#*  Centennial Resource Development, Inc. Class A                23,818     462,784       0.1%
    Cheniere Energy Partners L.P. Holdings LLC                    1,223      30,624       0.0%
#*  Cheniere Energy, Inc.                                         6,365     297,500       0.0%
    Chevron Corp.                                                61,846   7,167,333       0.8%
    Cimarex Energy Co.                                            8,773   1,025,827       0.1%
*   Clean Energy Fuels Corp.                                     14,615      34,345       0.0%
*   Cloud Peak Energy, Inc.                                      15,919      67,656       0.0%
#*  Concho Resources, Inc.                                        9,505   1,275,666       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
    ConocoPhillips                                                39,410 $ 2,015,821       0.2%
*   CONSOL Energy, Inc.                                           22,198     358,054       0.1%
*   Contango Oil & Gas Co.                                         3,481      13,889       0.0%
#*  Continental Resources, Inc.                                    8,111     330,199       0.0%
#   Core Laboratories NV                                           2,700     269,730       0.0%
#   CVR Energy, Inc.                                               4,948     135,823       0.0%
*   Dawson Geophysical Co.                                         3,162      13,976       0.0%
    Delek US Holdings, Inc.                                       12,011     312,887       0.0%
    Devon Energy Corp.                                            25,164     928,552       0.1%
    DHT Holdings, Inc.                                             9,539      37,584       0.0%
#*  Diamond Offshore Drilling, Inc.                                8,108     135,647       0.0%
#*  Diamondback Energy, Inc.                                       4,013     430,033       0.1%
#*  Dorian LPG, Ltd.                                               6,121      43,765       0.0%
*   Dril-Quip, Inc.                                                5,719     240,770       0.0%
#*  Earthstone Energy, Inc. Class A                                2,192      17,646       0.0%
*   Eclipse Resources Corp.                                       34,062      75,618       0.0%
*   Energen Corp.                                                  6,544     338,325       0.0%
*   ENGlobal Corp.                                                 1,300       1,638       0.0%
    EnLink Midstream LLC                                          19,028     294,934       0.0%
#   Ensco P.L.C. Class A                                          42,744     230,390       0.0%
    EOG Resources, Inc.                                            8,285     827,423       0.1%
#*  EP Energy Corp. Class A                                       11,960      32,292       0.0%
#   EQT Corp.                                                      4,645     290,498       0.0%
*   Era Group, Inc.                                                2,969      31,946       0.0%
    Evolution Petroleum Corp.                                      4,359      32,257       0.0%
*   Exterran Corp.                                                 5,185     167,320       0.0%
    Exxon Mobil Corp.                                            132,588  11,051,210       1.2%
*   Forum Energy Technologies, Inc.                               12,589     181,282       0.0%
    Frank's International NV                                       8,700      57,507       0.0%
#   GasLog, Ltd.                                                   5,790      99,877       0.0%
    Green Plains, Inc.                                             5,506     101,310       0.0%
    Gulf Island Fabrication, Inc.                                  2,558      33,638       0.0%
*   Gulfport Energy Corp.                                         25,990     356,063       0.1%
*   Halcon Resources Corp.                                        11,639      76,585       0.0%
    Hallador Energy Co.                                            3,488      18,068       0.0%
    Halliburton Co.                                                6,148     262,766       0.0%
*   Helix Energy Solutions Group, Inc.                            26,378     179,898       0.0%
#   Helmerich & Payne, Inc.                                        6,428     349,105       0.1%
#   Hess Corp.                                                    18,041     796,691       0.1%
    HollyFrontier Corp.                                           18,305     676,370       0.1%
*   International Seaways, Inc.                                    4,298      86,562       0.0%
#*  Jones Energy, Inc. Class A                                     1,622       2,076       0.0%
    Kinder Morgan, Inc.                                           75,402   1,365,530       0.2%
#*  Kosmos Energy, Ltd.                                           31,765     243,955       0.0%
#*  Laredo Petroleum, Inc.                                        21,136     251,941       0.0%
    Marathon Oil Corp.                                            45,746     650,508       0.1%
    Marathon Petroleum Corp.                                      28,887   1,725,709       0.2%
#*  Matador Resources Co.                                         12,355     328,025       0.0%
*   Matrix Service Co.                                             3,400      47,940       0.0%
*   McDermott International, Inc.                                 38,537     255,115       0.0%
*   Mitcham Industries, Inc.                                         900       2,934       0.0%
#   Murphy Oil Corp.                                              19,575     523,631       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Energy -- (Continued)
#   Nabors Industries, Ltd.                                      29,855 $  168,084       0.0%
    NACCO Industries, Inc. Class A                                  500     20,800       0.0%
    National Oilwell Varco, Inc.                                 20,394    697,271       0.1%
*   Natural Gas Services Group, Inc.                              1,608     44,702       0.0%
*   Newfield Exploration Co.                                     25,264    777,879       0.1%
*   Newpark Resources, Inc.                                      15,130    132,387       0.0%
#*  Noble Corp. P.L.C.                                           31,195    129,771       0.0%
    Noble Energy, Inc.                                           20,613    574,484       0.1%
    Nordic American Offshore, Ltd.                                    7          9       0.0%
#   Nordic American Tankers, Ltd.                                   168        746       0.0%
*   Oasis Petroleum, Inc.                                        36,682    346,645       0.0%
    Occidental Petroleum Corp.                                   25,104  1,620,965       0.2%
    Oceaneering International, Inc.                              13,793    278,894       0.0%
*   Oil States International, Inc.                                6,592    151,946       0.0%
    ONEOK, Inc.                                                   6,587    357,476       0.1%
*   Pacific Ethanol, Inc.                                         4,800     23,040       0.0%
    Panhandle Oil and Gas, Inc. Class A                           1,762     42,552       0.0%
*   Par Pacific Holdings, Inc.                                    3,933     82,554       0.0%
*   Parker Drilling Co.                                          12,579     13,208       0.0%
#*  Parsley Energy, Inc. Class A                                 10,138    269,671       0.0%
    Patterson-UTI Energy, Inc.                                   15,658    309,715       0.0%
    PBF Energy, Inc. Class A                                     16,276    471,516       0.1%
*   PDC Energy, Inc.                                              5,903    300,640       0.0%
*   Peabody Energy Corp.                                          5,510    170,204       0.0%
*   PHI, Inc. Non-Voting                                          1,325     15,489       0.0%
    Phillips 66                                                  13,888  1,264,919       0.1%
*   Pioneer Energy Services Corp.                                 7,534     14,315       0.0%
    Pioneer Natural Resources Co.                                 2,893    432,995       0.1%
*   QEP Resources, Inc.                                          29,240    261,698       0.0%
#   Range Resources Corp.                                         6,245    113,097       0.0%
#*  Renewable Energy Group, Inc.                                  4,824     58,370       0.0%
*   REX American Resources Corp.                                    885     78,039       0.0%
*   Rice Energy, Inc.                                            20,252    574,144       0.1%
*   RigNet, Inc.                                                  1,558     27,187       0.0%
*   Ring Energy, Inc.                                             4,350     55,723       0.0%
#*  Rowan Cos. P.L.C. Class A                                    17,328    248,310       0.0%
#   RPC, Inc.                                                     5,364    130,399       0.0%
*   RSP Permian, Inc.                                             9,232    317,673       0.0%
    Schlumberger, Ltd.                                           24,193  1,548,352       0.2%
    Scorpio Tankers, Inc.                                        39,183    139,491       0.0%
*   SEACOR Holdings, Inc.                                         2,286    107,899       0.0%
*   SEACOR Marine Holdings, Inc.                                  2,298     32,517       0.0%
    SemGroup Corp. Class A                                       11,650    303,482       0.0%
    Ship Finance International, Ltd.                              7,432    110,737       0.0%
#   SM Energy Co.                                                15,570    332,108       0.0%
#*  SRC Energy, Inc.                                             26,286    250,768       0.0%
#*  Superior Energy Services, Inc.                               21,630    190,777       0.0%
#   Targa Resources Corp.                                        12,024    498,996       0.1%
*   TechnipFMC P.L.C.                                            12,522    342,978       0.0%
#   Teekay Corp.                                                  5,911     47,879       0.0%
#   Teekay Tankers, Ltd. Class A                                  4,200      6,216       0.0%
#*  Tesco Corp.                                                   5,458     21,013       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Energy -- (Continued)
*   TETRA Technologies, Inc.                                     11,249 $    31,947       0.0%
#*  Transocean, Ltd.                                             25,274     265,377       0.0%
#*  Ultra Petroleum Corp.                                        12,075      95,875       0.0%
*   Unit Corp.                                                    6,753     126,416       0.0%
#   US Silica Holdings, Inc.                                      6,008     183,304       0.0%
    Valero Energy Corp.                                          20,945   1,652,351       0.2%
*   W&T Offshore, Inc.                                            6,850      21,441       0.0%
#*  Weatherford International P.L.C.                             47,564     165,047       0.0%
#*  Whiting Petroleum Corp.                                      28,797     173,070       0.0%
*   Willbros Group, Inc.                                            549       1,680       0.0%
    Williams Cos., Inc. (The)                                    38,744   1,104,204       0.1%
    World Fuel Services Corp.                                     8,326     231,463       0.0%
*   WPX Energy, Inc.                                             35,569     401,218       0.1%
                                                                        -----------       ---
Total Energy                                                             62,303,338       6.4%
                                                                        -----------       ---
Financials -- (19.4%)
    1st Constitution Bancorp                                        749      13,445       0.0%
    1st Source Corp.                                              3,709     190,309       0.0%
    A-Mark Precious Metals, Inc.                                  1,195      18,558       0.0%
    Access National Corp.                                         1,915      55,727       0.0%
    ACNB Corp.                                                      198       5,524       0.0%
    Affiliated Managers Group, Inc.                               3,228     602,022       0.1%
    Aflac, Inc.                                                  16,018   1,343,750       0.2%
*   Alleghany Corp.                                                 997     564,521       0.1%
*   Allegiance Bancshares, Inc.                                   1,516      59,427       0.0%
    Allstate Corp. (The)                                         14,607   1,371,013       0.2%
    Ally Financial, Inc.                                         44,961   1,174,831       0.1%
*   Ambac Financial Group, Inc.                                   5,554      90,419       0.0%
    American Equity Investment Life Holding Co.                  13,414     395,847       0.1%
    American Express Co.                                         30,083   2,873,528       0.3%
    American Financial Group, Inc.                                6,575     693,597       0.1%
    American International Group, Inc.                           29,966   1,936,103       0.2%
    American National Bankshares, Inc.                            1,300      50,895       0.0%
    American National Insurance Co.                               1,834     223,253       0.0%
    Ameriprise Financial, Inc.                                    6,650   1,040,991       0.1%
    Ameris Bancorp                                                4,148     198,689       0.0%
    AMERISAFE, Inc.                                               2,385     154,309       0.0%
    AmeriServ Financial, Inc.                                       300       1,230       0.0%
#   Amtrust Financial Services, Inc.                             23,027     289,219       0.0%
    Aon P.L.C.                                                    4,819     691,189       0.1%
*   Arch Capital Group, Ltd.                                      8,502     847,139       0.1%
    Argo Group International Holdings, Ltd.                       4,334     272,825       0.0%
    Arrow Financial Corp.                                         2,166      76,460       0.0%
    Arthur J Gallagher & Co.                                      7,572     479,535       0.1%
    Artisan Partners Asset Management, Inc. Class A               7,018     241,419       0.0%
    Aspen Insurance Holdings, Ltd.                                6,076     260,660       0.0%
    Associated Banc-Corp                                         14,959     378,463       0.1%
#   Associated Capital Group, Inc. Class A                          400      14,840       0.0%
    Assurant, Inc.                                                6,823     686,735       0.1%
    Assured Guaranty, Ltd.                                       16,703     619,681       0.1%
*   Asta Funding, Inc.                                              271       1,938       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
*   Atlantic Capital Bancshares, Inc.                              3,582 $   58,924       0.0%
*   Atlanticus Holdings Corp.                                        886      2,011       0.0%
*   Atlas Financial Holdings, Inc.                                 1,166     23,029       0.0%
    Axis Capital Holdings, Ltd.                                    6,233    339,013       0.0%
    Baldwin & Lyons, Inc. Class B                                  2,066     47,415       0.0%
#   Banc of California, Inc.                                       6,373    134,152       0.0%
    BancFirst Corp.                                                3,990    218,053       0.0%
*   Bancorp, Inc. (The)                                            8,154     68,575       0.0%
    BancorpSouth, Inc.                                             9,973    315,147       0.0%
    Bank Mutual Corp.                                              5,859     61,959       0.0%
    Bank of America Corp.                                        347,998  9,531,665       1.0%
#   Bank of Commerce Holdings                                        300      3,600       0.0%
#   Bank of Hawaii Corp.                                           5,432    443,306       0.1%
    Bank of Marin Bancorp                                            851     57,655       0.0%
    Bank of New York Mellon Corp. (The)                           42,516  2,187,448       0.2%
#   Bank of the Ozarks, Inc.                                      14,440    673,193       0.1%
    BankFinancial Corp.                                            2,924     46,316       0.0%
    BankUnited, Inc.                                              12,799    446,045       0.1%
    Bankwell Financial Group, Inc.                                   700     25,620       0.0%
    Banner Corp.                                                   4,830    276,856       0.0%
    Bar Harbor Bankshares                                          1,390     42,020       0.0%
    BB&T Corp.                                                    26,447  1,302,250       0.1%
    Bear State Financial, Inc.                                     1,200     12,312       0.0%
    Beneficial Bancorp, Inc.                                       9,704    160,116       0.0%
*   Berkshire Hathaway, Inc. Class B                              23,246  4,345,607       0.5%
    Berkshire Hills Bancorp, Inc.                                  5,708    218,616       0.0%
    BGC Partners, Inc. Class A                                    47,111    714,674       0.1%
    BlackRock, Inc.                                                4,096  1,928,520       0.2%
    Blue Hills Bancorp, Inc.                                       3,822     82,937       0.0%
#*  BofI Holding, Inc.                                             6,440    173,236       0.0%
    BOK Financial Corp.                                            4,530    391,709       0.1%
    Boston Private Financial Holdings, Inc.                       11,675    185,632       0.0%
    Bridge Bancorp, Inc.                                           1,746     61,983       0.0%
*   Brighthouse Financial, Inc.                                    2,532    157,440       0.0%
    Brookline Bancorp, Inc.                                       10,677    164,426       0.0%
    Brown & Brown, Inc.                                            9,786    487,734       0.1%
    Bryn Mawr Bank Corp.                                           2,559    112,212       0.0%
#*  BSB Bancorp, Inc.                                              1,168     34,923       0.0%
    C&F Financial Corp.                                              500     29,000       0.0%
    Camden National Corp.                                          2,329    100,543       0.0%
#   Capital Bank Financial Corp. Class A                           4,806    195,124       0.0%
    Capital City Bank Group, Inc.                                  2,300     56,718       0.0%
    Capital One Financial Corp.                                   18,811  1,733,998       0.2%
    Capitol Federal Financial, Inc.                               21,985    303,173       0.0%
#   Carolina Financial Corp.                                       2,114     77,901       0.0%
    Cathay General Bancorp                                         8,632    360,818       0.0%
#   Cboe Global Markets, Inc.                                      4,829    545,967       0.1%
    CenterState Banks Corp.                                        9,073    241,705       0.0%
    Central Pacific Financial Corp.                                4,075    126,814       0.0%
    Central Valley Community Bancorp                               1,231     24,866       0.0%
    Century Bancorp, Inc. Class A                                    165     14,017       0.0%
    Charles Schwab Corp. (The)                                    24,826  1,113,198       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Charter Financial Corp.                                       2,547 $   48,826       0.0%
    Chemical Financial Corp.                                      7,490    394,648       0.1%
    Chubb, Ltd.                                                  14,587  2,200,011       0.2%
    Cincinnati Financial Corp.                                   10,527    738,680       0.1%
#   CIT Group, Inc.                                               8,698    405,501       0.1%
    Citigroup, Inc.                                              90,937  6,683,869       0.7%
    Citizens & Northern Corp.                                     1,891     46,197       0.0%
    Citizens Financial Group, Inc.                               31,965  1,214,990       0.1%
    Citizens Holding Co.                                            160      3,920       0.0%
#*  Citizens, Inc.                                                3,580     27,136       0.0%
#   City Holding Co.                                              1,916    135,059       0.0%
#   Civista Bancshares, Inc.                                        330      7,448       0.0%
    Clifton Bancorp, Inc.                                         3,131     53,321       0.0%
    CME Group, Inc.                                               7,831  1,074,178       0.1%
    CNB Financial Corp.                                           2,238     64,343       0.0%
    CNO Financial Group, Inc.                                    13,279    318,298       0.0%
    CoBiz Financial, Inc.                                         5,967    121,965       0.0%
    Codorus Valley Bancorp, Inc.                                    110      3,488       0.0%
    Cohen & Steers, Inc.                                          8,277    359,967       0.0%
    Columbia Banking System, Inc.                                 8,923    388,240       0.1%
    Comerica, Inc.                                                9,801    770,065       0.1%
    Commerce Bancshares, Inc.                                    11,498    668,724       0.1%
#   Community Bank System, Inc.                                   7,493    414,288       0.1%
#*  Community Bankers Trust Corp.                                   100        865       0.0%
    Community Financial Corp. (The)                                 300     10,863       0.0%
    Community Trust Bancorp, Inc.                                 2,316    111,863       0.0%
    ConnectOne Bancorp, Inc.                                      3,612     96,982       0.0%
*   Consumer Portfolio Services, Inc.                             4,008     17,435       0.0%
#*  Cowen, Inc.                                                   4,505     67,575       0.0%
    Crawford & Co. Class A                                        2,549     24,114       0.0%
#   Crawford & Co. Class B                                        3,450     40,641       0.0%
*   Credit Acceptance Corp.                                       2,579    739,477       0.1%
#   Cullen/Frost Bankers, Inc.                                    5,358    527,763       0.1%
*   Customers Bancorp, Inc.                                       3,940    107,720       0.0%
#   CVB Financial Corp.                                          14,531    346,710       0.0%
    Diamond Hill Investment Group, Inc.                             832    176,326       0.0%
    Dime Community Bancshares, Inc.                               5,064    111,661       0.0%
    Discover Financial Services                                  22,080  1,468,982       0.2%
    DNB Financial Corp.                                             400     13,480       0.0%
    Donegal Group, Inc. Class A                                   3,167     54,282       0.0%
*   Donnelley Financial Solutions, Inc.                           9,732    209,238       0.0%
*   E*TRADE Financial Corp.                                      19,854    865,436       0.1%
*   Eagle Bancorp, Inc.                                           3,838    255,803       0.0%
    East West Bancorp, Inc.                                      10,973    656,624       0.1%
#   Eaton Vance Corp.                                            13,612    686,998       0.1%
*   eHealth, Inc.                                                 2,377     60,328       0.0%
    EMC Insurance Group, Inc.                                     2,748     80,956       0.0%
    Employers Holdings, Inc.                                      5,120    244,224       0.0%
#*  Encore Capital Group, Inc.                                    3,568    165,734       0.0%
*   Enova International, Inc.                                     5,913     87,808       0.0%
*   Enstar Group, Ltd.                                            1,596    363,569       0.0%
    Enterprise Bancorp, Inc.                                        600     21,660       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Enterprise Financial Services Corp.                           4,210 $  183,556       0.0%
#*  Equity Bancshares, Inc. Class A                               2,125     72,441       0.0%
    Erie Indemnity Co. Class A                                    1,217    147,014       0.0%
    ESSA Bancorp, Inc.                                            1,600     25,872       0.0%
*   Essent Group, Ltd.                                           10,619    452,582       0.1%
    Evercore, Inc. Class A                                        5,400    432,540       0.1%
    Everest Re Group, Ltd.                                        3,065    727,784       0.1%
*   Ezcorp, Inc. Class A                                          8,301     85,085       0.0%
    FactSet Research Systems, Inc.                                1,548    293,919       0.0%
    Farmers Capital Bank Corp.                                    1,252     52,083       0.0%
    Farmers National Banc Corp.                                   4,026     58,377       0.0%
    FBL Financial Group, Inc. Class A                             3,431    265,388       0.0%
*   FCB Financial Holdings, Inc. Class A                          6,602    308,313       0.0%
    Federal Agricultural Mortgage Corp. Class C                   1,582    117,448       0.0%
#   Federated Investors, Inc. Class B                            21,074    654,769       0.1%
    Federated National Holding Co.                                1,756     26,937       0.0%
    Fidelity Southern Corp.                                       5,519    121,032       0.0%
    Fifth Third Bancorp                                          53,128  1,535,399       0.2%
#   Financial Engines, Inc.                                       6,416    231,618       0.0%
    Financial Institutions, Inc.                                  2,100     68,880       0.0%
*   First Acceptance Corp.                                          900        905       0.0%
    First American Financial Corp.                               13,207    718,725       0.1%
*   First BanCorp(318672706)                                     28,865    148,655       0.0%
    First Bancorp(318910106)                                      6,195    227,356       0.0%
    First Bancorp, Inc.                                           1,481     46,222       0.0%
    First Bancshares, Inc. (The)                                    703     22,426       0.0%
    First Busey Corp.                                             6,427    200,008       0.0%
    First Business Financial Services, Inc.                         989     21,985       0.0%
    First Citizens BancShares, Inc. Class A                       1,300    526,500       0.1%
    First Commonwealth Financial Corp.                           20,076    292,307       0.0%
    First Community Bancshares, Inc.                              2,390     71,389       0.0%
    First Connecticut Bancorp, Inc.                               1,932     51,005       0.0%
    First Defiance Financial Corp.                                1,623     87,967       0.0%
    First Financial Bancorp                                       9,095    248,293       0.0%
#   First Financial Bankshares, Inc.                              7,745    353,559       0.0%
    First Financial Corp.                                         1,138     54,055       0.0%
    First Financial Northwest, Inc.                               1,800     29,934       0.0%
*   First Foundation, Inc.                                        4,364     80,778       0.0%
#   First Horizon National Corp.                                 29,992    562,950       0.1%
    First Internet Bancorp                                          541     20,396       0.0%
    First Interstate Bancsystem, Inc. Class A                     4,386    172,370       0.0%
    First Merchants Corp.                                         7,071    304,053       0.0%
    First Mid-Illinois Bancshares, Inc.                           1,258     48,559       0.0%
    First Midwest Bancorp, Inc.                                  16,826    388,512       0.1%
*   First Northwest Bancorp                                       1,283     21,708       0.0%
    First of Long Island Corp. (The)                              3,492    110,173       0.0%
    First Republic Bank                                           6,411    624,431       0.1%
#   First South Bancorp, Inc.                                       100      1,865       0.0%
    FirstCash, Inc.                                               6,149    392,614       0.1%
*   Flagstar Bancorp, Inc.                                        7,863    293,840       0.0%
    Flushing Financial Corp.                                      3,863    115,813       0.0%
    FNB Corp.                                                    33,221    448,151       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    FNF Group                                                    15,705 $  587,681       0.1%
*   FNFV Group                                                    9,460    163,185       0.0%
#*  Franklin Financial Network, Inc.                              1,940     66,542       0.0%
    Franklin Resources, Inc.                                     14,013    590,368       0.1%
    Fulton Financial Corp.                                       17,720    322,504       0.0%
#   Gain Capital Holdings, Inc.                                   6,727     49,645       0.0%
    GAMCO Investors, Inc. Class A                                 1,000     28,960       0.0%
*   Genworth Financial, Inc. Class A                             60,600    200,586       0.0%
    German American Bancorp, Inc.                                 3,253    117,043       0.0%
#   Glacier Bancorp, Inc.                                         8,621    327,253       0.0%
*   Global Indemnity, Ltd.                                        1,700     71,349       0.0%
    Goldman Sachs Group, Inc. (The)                              14,247  3,454,613       0.4%
*   Great Elm Capital Group, Inc.                                   619      2,228       0.0%
    Great Southern Bancorp, Inc.                                  2,048    110,080       0.0%
    Great Western Bancorp, Inc.                                   7,100    288,189       0.0%
*   Green Bancorp, Inc.                                           5,914    130,995       0.0%
*   Green Dot Corp. Class A                                       6,526    369,502       0.0%
#   Greenhill & Co., Inc.                                         3,377     61,799       0.0%
*   Greenlight Capital Re, Ltd. Class A                           4,400     97,020       0.0%
    Guaranty Bancorp                                              2,400     68,280       0.0%
*   Hallmark Financial Services, Inc.                             2,410     27,932       0.0%
    Hancock Holding Co.                                           8,497    414,229       0.1%
    Hanmi Financial Corp.                                         4,733    145,540       0.0%
    Hanover Insurance Group, Inc. (The)                           4,230    416,147       0.1%
    Hartford Financial Services Group, Inc. (The)                26,689  1,469,229       0.2%
    HCI Group, Inc.                                               1,645     61,622       0.0%
    Heartland Financial USA, Inc.                                 4,144    204,092       0.0%
    Hennessy Advisors, Inc.                                       1,107     18,288       0.0%
    Heritage Commerce Corp.                                       5,400     83,052       0.0%
    Heritage Financial Corp.                                      3,817    116,419       0.0%
#   Heritage Insurance Holdings, Inc.                             2,601     41,720       0.0%
    Hilltop Holdings, Inc.                                       12,037    283,592       0.0%
    Hingham Institution for Savings                                 155     30,179       0.0%
    Home Bancorp, Inc.                                              500     21,420       0.0%
    Home BancShares, Inc.                                        20,983    471,698       0.1%
*   HomeStreet, Inc.                                              5,364    155,824       0.0%
*   HomeTrust Bancshares, Inc.                                    3,038     79,748       0.0%
    Hope Bancorp, Inc.                                           20,107    370,974       0.0%
    HopFed Bancorp, Inc.                                              6         86       0.0%
    Horace Mann Educators Corp.                                   5,104    223,555       0.0%
    Horizon Bancorp                                               2,928     80,579       0.0%
    Houlihan Lokey, Inc.                                          2,978    123,974       0.0%
#*  Howard Bancorp, Inc.                                            644     13,460       0.0%
    Huntington Bancshares, Inc.                                  76,683  1,058,225       0.1%
    Iberiabank Corp.                                              5,415    399,356       0.1%
#   Independence Holding Co.                                      2,048     55,603       0.0%
    Independent Bank Corp.(453836108)                             2,749    198,203       0.0%
    Independent Bank Corp.(453838609)                             2,619     58,928       0.0%
    Independent Bank Group, Inc.                                  3,560    223,924       0.0%
    Infinity Property & Casualty Corp.                            1,657    156,338       0.0%
#   Interactive Brokers Group, Inc. Class A                      14,754    797,011       0.1%
    Intercontinental Exchange, Inc.                              20,067  1,326,429       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    International Bancshares Corp.                                 9,654 $   391,952       0.1%
*   INTL. FCStone, Inc.                                            2,667     110,707       0.0%
    Invesco, Ltd.                                                 30,405   1,088,195       0.1%
    Investment Technology Group, Inc.                              5,700     133,779       0.0%
#   Investors Bancorp, Inc.                                       28,466     391,407       0.1%
    Investors Title Co.                                              166      31,490       0.0%
    James River Group Holdings, Ltd.                               3,778     159,885       0.0%
    Janus Henderson Group P.L.C.                                  12,270     426,382       0.1%
    JPMorgan Chase & Co.                                         142,691  14,356,142       1.5%
    Kearny Financial Corp.                                        11,135     167,582       0.0%
    Kemper Corp.                                                   7,562     484,724       0.1%
    KeyCorp                                                       68,236   1,245,307       0.1%
    Kingstone Cos., Inc.                                             707      11,453       0.0%
    Ladenburg Thalmann Financial Services, Inc.                   20,093      61,485       0.0%
    Lakeland Bancorp, Inc.                                         6,960     143,028       0.0%
    Lakeland Financial Corp.                                       2,940     141,943       0.0%
    Lazard, Ltd. Class A                                          19,922     947,092       0.1%
    LCNB Corp.                                                       700      14,280       0.0%
    LegacyTexas Financial Group, Inc.                              6,271     250,150       0.0%
    Legg Mason, Inc.                                               8,726     333,159       0.0%
#*  LendingClub Corp.                                             38,800     220,772       0.0%
*   LendingTree, Inc.                                                680     182,274       0.0%
    Leucadia National Corp.                                       21,837     552,476       0.1%
    Lincoln National Corp.                                        14,045   1,064,330       0.1%
    Loews Corp.                                                   19,843     982,427       0.1%
    LPL Financial Holdings, Inc.                                  17,972     891,591       0.1%
    M&T Bank Corp.                                                 4,946     824,844       0.1%
    Macatawa Bank Corp.                                            4,300      43,172       0.0%
    Maiden Holdings, Ltd.                                         11,028      90,981       0.0%
    MainSource Financial Group, Inc.                               3,341     125,922       0.0%
    Manning & Napier, Inc.                                         1,962       7,161       0.0%
#*  Markel Corp.                                                     842     912,981       0.1%
    MarketAxess Holdings, Inc.                                     1,600     278,400       0.0%
    Marlin Business Services Corp.                                 1,780      38,982       0.0%
    Marsh & McLennan Cos., Inc.                                    9,434     763,494       0.1%
    MB Financial, Inc.                                             8,456     388,469       0.1%
#*  MBIA, Inc.                                                    17,849     129,405       0.0%
    MBT Financial Corp.                                            3,354      35,385       0.0%
    Mercantile Bank Corp.                                          2,362      85,268       0.0%
#   Mercury General Corp.                                          5,419     303,301       0.0%
    Meridian Bancorp, Inc.                                         6,693     131,852       0.0%
    Meta Financial Group, Inc.                                     1,255     109,499       0.0%
    MetLife, Inc.                                                 27,853   1,492,364       0.2%
*   MGIC Investment Corp.                                         12,754     182,382       0.0%
    MidSouth Bancorp, Inc.                                         1,200      15,720       0.0%
    MidWestOne Financial Group, Inc.                               1,517      53,414       0.0%
    Moelis & Co. Class A                                           3,784     161,766       0.0%
    Moody's Corp.                                                  3,150     448,591       0.1%
    Morgan Stanley                                                54,399   2,719,950       0.3%
    Morningstar, Inc.                                              5,269     448,971       0.1%
    MSCI, Inc.                                                     3,135     367,924       0.0%
    MutualFirst Financial, Inc.                                      500      19,350       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Nasdaq, Inc.                                                  9,599 $  697,367       0.1%
    National Bank Holdings Corp. Class A                          3,572    117,233       0.0%
#   National Bankshares, Inc.                                       518     22,947       0.0%
*   National Commerce Corp.                                       1,258     51,264       0.0%
    National General Holdings Corp.                              14,963    301,953       0.0%
    National Western Life Group, Inc. Class A                       388    138,741       0.0%
#*  Nationstar Mortgage Holdings, Inc.                            7,497    145,967       0.0%
    Navient Corp.                                                48,122    599,600       0.1%
    Navigators Group, Inc. (The)                                  4,399    255,142       0.0%
    NBT Bancorp, Inc.                                             6,629    252,830       0.0%
    Nelnet, Inc. Class A                                          4,163    243,702       0.0%
#   New York Community Bancorp, Inc.                             28,933    363,398       0.0%
    NewStar Financial, Inc.                                       5,176     63,561       0.0%
*   Nicholas Financial, Inc.                                        801      7,073       0.0%
*   Nicolet Bankshares, Inc.                                        211     12,014       0.0%
*   NMI Holdings, Inc. Class A                                    9,063    131,867       0.0%
    Northern Trust Corp.                                         11,097  1,037,791       0.1%
    Northfield Bancorp, Inc.                                      7,207    122,951       0.0%
    Northrim BanCorp, Inc.                                          900     29,250       0.0%
    Northwest Bancshares, Inc.                                   16,129    272,096       0.0%
    OceanFirst Financial Corp.                                    5,134    142,469       0.0%
#*  Ocwen Financial Corp.                                        14,518     50,668       0.0%
    OFG Bancorp                                                   6,578     58,544       0.0%
    Old Line Bancshares, Inc.                                     1,300     39,195       0.0%
    Old National Bancorp                                         20,285    369,187       0.0%
    Old Republic International Corp.                             25,914    525,795       0.1%
    Old Second Bancorp, Inc.                                      2,390     32,743       0.0%
    OM Asset Management P.L.C.                                   19,386    296,218       0.0%
*   On Deck Capital, Inc.                                         2,700     13,311       0.0%
*   OneMain Holdings, Inc.                                       13,874    440,777       0.1%
    Oppenheimer Holdings, Inc. Class A                            1,497     32,560       0.0%
*   Opus Bank                                                     3,768     97,591       0.0%
    Oritani Financial Corp.                                       5,492     93,089       0.0%
    Orrstown Financial Services, Inc.                               909     23,180       0.0%
    Pacific Continental Corp.                                     2,959     82,852       0.0%
*   Pacific Mercantile Bancorp                                    2,550     23,843       0.0%
*   Pacific Premier Bancorp, Inc.                                 6,171    249,308       0.0%
    PacWest Bancorp                                              11,976    578,665       0.1%
    Park National Corp.                                           1,852    203,331       0.0%
    Park Sterling Corp.                                           7,735     97,229       0.0%
    Peapack Gladstone Financial Corp.                             2,129     73,855       0.0%
    Penns Woods Bancorp, Inc.                                       829     40,140       0.0%
#*  PennyMac Financial Services, Inc. Class A                     5,123     97,337       0.0%
    People's United Financial, Inc.                              28,274    527,593       0.1%
    People's Utah Bancorp                                         1,400     43,540       0.0%
    Peoples Bancorp, Inc.                                         2,534     83,926       0.0%
    Peoples Financial Services Corp.                                400     18,136       0.0%
*   PHH Corp.                                                     7,228     95,482       0.0%
    Pinnacle Financial Partners, Inc.                             7,496    496,235       0.1%
    Piper Jaffray Cos.                                            1,000     73,100       0.0%
    PJT Partners, Inc. Class A                                    2,260     87,236       0.0%
    PNC Financial Services Group, Inc. (The)                     19,454  2,661,113       0.3%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Popular, Inc.                                                10,732 $  393,650       0.1%
#*  PRA Group, Inc.                                               6,114    170,581       0.0%
    Preferred Bank                                                1,595     98,459       0.0%
    Premier Financial Bancorp, Inc.                               1,519     31,443       0.0%
    Primerica, Inc.                                               7,005    619,942       0.1%
    Principal Financial Group, Inc.                              22,448  1,478,201       0.2%
    ProAssurance Corp.                                            5,066    283,949       0.0%
    Progressive Corp. (The)                                      22,292  1,084,506       0.1%
    Prosperity Bancshares, Inc.                                   6,344    417,308       0.1%
    Provident Financial Holdings, Inc.                            1,300     25,129       0.0%
    Provident Financial Services, Inc.                           10,398    282,826       0.0%
#   Prudential Bancorp, Inc.                                        845     15,421       0.0%
    Prudential Financial, Inc.                                   13,907  1,536,167       0.2%
    Pzena Investment Management, Inc. Class A                     1,300     15,340       0.0%
    QCR Holdings, Inc.                                            1,925     91,919       0.0%
    Radian Group, Inc.                                           10,400    217,984       0.0%
    Raymond James Financial, Inc.                                 9,246    783,876       0.1%
*   Regional Management Corp.                                     1,515     37,405       0.0%
    Regions Financial Corp.                                      80,198  1,241,465       0.1%
    Reinsurance Group of America, Inc.                            4,803    717,472       0.1%
    RenaissanceRe Holdings, Ltd.                                  3,798    525,491       0.1%
    Renasant Corp.                                                7,474    309,424       0.0%
    Republic Bancorp, Inc. Class A                                2,487     97,789       0.0%
#*  Republic First Bancorp, Inc.                                  1,200     11,100       0.0%
    Riverview Bancorp, Inc.                                         100        888       0.0%
#   RLI Corp.                                                     4,392    259,523       0.0%
    S&P Global, Inc.                                              4,120    644,656       0.1%
    S&T Bancorp, Inc.                                             4,661    190,588       0.0%
*   Safeguard Scientifics, Inc.                                   5,919     83,458       0.0%
    Safety Insurance Group, Inc.                                  2,190    180,018       0.0%
    Sandy Spring Bancorp, Inc.                                    3,057    123,533       0.0%
*   Santander Consumer USA Holdings, Inc.                        43,371    721,693       0.1%
*   Seacoast Banking Corp. of Florida                             5,032    124,743       0.0%
    SEI Investments Co.                                           3,712    239,461       0.0%
    Selective Insurance Group, Inc.                               6,923    412,611       0.1%
#   ServisFirst Bancshares, Inc.                                  6,982    286,332       0.0%
    Shore Bancshares, Inc.                                        1,532     25,217       0.0%
    SI Financial Group, Inc.                                      1,043     15,645       0.0%
    Sierra Bancorp                                                1,944     51,438       0.0%
*   Signature Bank                                                3,203    416,422       0.1%
    Silvercrest Asset Management Group, Inc. Class A                800     13,040       0.0%
    Simmons First National Corp. Class A                          5,619    324,218       0.0%
*   SLM Corp.                                                    57,783    611,922       0.1%
    South State Corp.                                             4,236    381,452       0.1%
*   Southern First Bancshares, Inc.                                 700     26,985       0.0%
    Southern Missouri Bancorp, Inc.                                 512     18,908       0.0%
    Southern National Bancorp of Virginia, Inc.                   1,622     26,487       0.0%
    Southside Bancshares, Inc.                                    3,486    123,439       0.0%
    State Auto Financial Corp.                                    5,412    138,764       0.0%
    State Bank Financial Corp.                                    4,490    129,806       0.0%
    State National Cos., Inc.                                     6,618    139,110       0.0%
    State Street Corp.                                           12,380  1,138,960       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Sterling Bancorp                                             27,966 $  700,548       0.1%
    Stewart Information Services Corp.                            3,962    150,318       0.0%
    Stifel Financial Corp.                                        6,700    355,301       0.0%
    Stock Yards Bancorp, Inc.                                     2,400     90,600       0.0%
#   Summit Financial Group, Inc.                                    333      9,058       0.0%
    Sun Bancorp, Inc.                                             2,206     55,922       0.0%
    SunTrust Banks, Inc.                                         15,480    932,051       0.1%
*   SVB Financial Group                                           3,749    822,081       0.1%
    Synchrony Financial                                          36,970  1,205,961       0.1%
    Synovus Financial Corp.                                      14,513    679,934       0.1%
    T Rowe Price Group, Inc.                                     21,529  2,000,044       0.2%
    TCF Financial Corp.                                          23,656    431,012       0.1%
#   TD Ameritrade Holding Corp.                                  12,861    642,921       0.1%
    Territorial Bancorp, Inc.                                     1,300     41,067       0.0%
*   Texas Capital Bancshares, Inc.                                5,537    476,459       0.1%
#   TFS Financial Corp.                                           6,987    107,740       0.0%
*   Third Point Reinsurance, Ltd.                                 5,571     93,036       0.0%
    Timberland Bancorp, Inc.                                        500     15,155       0.0%
    Tiptree, Inc.                                                 5,339     35,504       0.0%
    Tompkins Financial Corp.                                      1,833    159,691       0.0%
    Torchmark Corp.                                               8,799    740,260       0.1%
    Towne Bank                                                    8,745    292,957       0.0%
    Travelers Cos., Inc. (The)                                   16,510  2,186,749       0.2%
    Trico Bancshares                                              3,256    134,864       0.0%
*   TriState Capital Holdings, Inc.                               3,588     81,268       0.0%
*   Triumph Bancorp, Inc.                                         2,126     65,906       0.0%
    TrustCo Bank Corp. NY                                        13,664    125,367       0.0%
    Trustmark Corp.                                              10,189    335,626       0.0%
    U.S. Bancorp.                                                57,035  3,101,563       0.3%
    UMB Financial Corp.                                           4,904    360,591       0.0%
    Umpqua Holdings Corp.                                        19,437    397,681       0.1%
    Union Bankshares Corp.                                        6,116    211,063       0.0%
#   United Bankshares, Inc.                                      10,367    372,694       0.1%
    United Community Banks, Inc.                                 10,666    292,462       0.0%
    United Community Financial Corp.                              6,434     59,386       0.0%
    United Financial Bancorp, Inc.                                6,408    117,330       0.0%
    United Fire Group, Inc.                                       3,389    156,199       0.0%
#   United Insurance Holdings Corp.                               2,457     38,673       0.0%
    United Security Bancshares                                      402      3,779       0.0%
    Universal Insurance Holdings, Inc.                            6,041    144,078       0.0%
    Univest Corp. of Pennsylvania                                 3,467    101,583       0.0%
    Unum Group                                                   17,412    906,120       0.1%
    Validus Holdings, Ltd.                                        7,634    397,579       0.1%
#   Valley National Bancorp                                      26,565    305,497       0.0%
    Value Line, Inc.                                                213      3,811       0.0%
*   Veritex Holdings, Inc.                                          945     24,910       0.0%
#   Virtu Financial, Inc. Class A                                 7,130    100,890       0.0%
#   Virtus Investment Partners, Inc.                              1,053    122,569       0.0%
    Voya Financial, Inc.                                         10,932    439,029       0.1%
#   Waddell & Reed Financial, Inc. Class A                       12,818    239,568       0.0%
*   Walker & Dunlop, Inc.                                         6,136    336,805       0.0%
    Washington Federal, Inc.                                      8,612    299,698       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                             PERCENTAGE
                                                                      SHARES     VALUE+    OF NET ASSETS**
                                                                      ------- ------------ ---------------
Financials -- (Continued)
    Washington Trust Bancorp, Inc.                                      2,152 $    119,436       0.0%
    WashingtonFirst Bankshares, Inc.                                    1,472       51,432       0.0%
    Waterstone Financial, Inc.                                          4,026       77,299       0.0%
    Webster Financial Corp.                                            10,446      574,426       0.1%
    Wells Fargo & Co.                                                 190,948   10,719,821       1.1%
    WesBanco, Inc.                                                      6,365      257,146       0.0%
    West Bancorporation, Inc.                                           1,799       43,986       0.0%
#   Westamerica Bancorporation                                          1,988      115,761       0.0%
*   Western Alliance Bancorp                                           12,318      687,344       0.1%
    Western New England Bancorp, Inc.                                   3,241       34,193       0.0%
    Westwood Holdings Group, Inc.                                       1,130       73,337       0.0%
    White Mountains Insurance Group, Ltd.                                 482      428,570       0.1%
    Willis Towers Watson P.L.C.                                         5,128      826,018       0.1%
    Wintrust Financial Corp.                                            6,059      492,536       0.1%
#   WisdomTree Investments, Inc.                                        9,500      105,355       0.0%
#*  WMIH Corp.                                                          5,650        4,690       0.0%
#*  World Acceptance Corp.                                                900       78,750       0.0%
#   WR Berkley Corp.                                                    9,394      644,241       0.1%
    WSFS Financial Corp.                                                4,447      221,016       0.0%
#*  Xenith Bankshares, Inc.                                               270        8,635       0.0%
#   XL Group, Ltd.                                                     15,291      618,827       0.1%
    Zions Bancorporation                                               12,606      585,675       0.1%
                                                                              ------------      ----
Total Financials                                                               204,104,451      21.1%
                                                                              ------------      ----
Health Care -- (6.6%)
#   Abaxis, Inc.                                                        2,536      122,742       0.0%
    Abbott Laboratories                                                36,665    1,988,343       0.2%
*   Abeona Therapeutics, Inc.                                           3,000       53,850       0.0%
*   ABIOMED, Inc.                                                       1,360      262,371       0.0%
#*  Acadia Healthcare Co., Inc.                                        10,930      342,765       0.1%
#*  Accuray, Inc.                                                       7,598       36,091       0.0%
    Aceto Corp.                                                         3,079       31,006       0.0%
#*  Achillion Pharmaceuticals, Inc.                                    21,184       85,160       0.0%
#*  Acorda Therapeutics, Inc.                                           6,805      180,843       0.0%
#*  Adamas Pharmaceuticals, Inc.                                        2,400       59,184       0.0%
*   Addus HomeCare Corp.                                                1,700       61,200       0.0%
#*  Aduro Biotech, Inc.                                                 2,163       17,196       0.0%
    Aetna, Inc.                                                         8,935    1,519,218       0.2%
#*  Akorn, Inc.                                                        15,300      498,321       0.1%
*   Alexion Pharmaceuticals, Inc.                                       2,469      295,441       0.0%
*   Align Technology, Inc.                                              2,661      635,926       0.1%
#*  Alkermes P.L.C.                                                       689       33,596       0.0%
*   Allscripts Healthcare Solutions, Inc.                              21,842      294,430       0.0%
*   Almost Family, Inc.                                                 2,210       97,793       0.0%
#*  Alnylam Pharmaceuticals, Inc.                                       1,854      225,891       0.0%
*   AMAG Pharmaceuticals, Inc.                                          2,360       37,052       0.0%
#*  Amedisys, Inc.                                                      2,614      125,760       0.0%
    AmerisourceBergen Corp.                                             8,190      630,220       0.1%
    Amgen, Inc.                                                        23,111    4,049,509       0.4%
#*  AMN Healthcare Services, Inc.                                       9,797      430,088       0.1%
*   Amphastar Pharmaceuticals, Inc.                                     4,515       81,586       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Health Care -- (Continued)
    Analogic Corp.                                                1,710 $  137,313       0.0%
*   AngioDynamics, Inc.                                           5,619     95,354       0.0%
*   Anika Therapeutics, Inc.                                      2,097    114,559       0.0%
    Anthem, Inc.                                                 10,406  2,177,039       0.2%
*   Applied Genetic Technologies Corp.                              868      2,951       0.0%
#*  Aptevo Therapeutics, Inc.                                     1,916      5,470       0.0%
#*  Aratana Therapeutics, Inc.                                      479      2,745       0.0%
*   Ardelyx, Inc.                                                 2,640     14,124       0.0%
*   Assembly Biosciences, Inc.                                       58      1,712       0.0%
#*  athenahealth, Inc.                                            2,881    368,422       0.1%
    Atrion Corp.                                                    296    194,664       0.0%
#*  BioMarin Pharmaceutical, Inc.                                 1,570    128,881       0.0%
*   BioSpecifics Technologies Corp.                               1,201     54,970       0.0%
#*  BioTelemetry, Inc.                                            4,193    121,807       0.0%
*   Bioverativ, Inc.                                              7,199    406,743       0.1%
#*  Bluebird Bio, Inc.                                            1,828    254,275       0.0%
*   Boston Scientific Corp.                                      11,203    315,252       0.1%
#*  Bovie Medical Corp.                                             200        780       0.0%
*   Brookdale Senior Living, Inc.                                25,398    254,742       0.0%
    Bruker Corp.                                                 11,107    348,760       0.1%
*   Cambrex Corp.                                                 6,933    299,852       0.0%
    Cantel Medical Corp.                                          3,345    328,078       0.1%
#*  Capital Senior Living Corp.                                   4,758     63,281       0.0%
    Cardinal Health, Inc.                                        18,239  1,128,994       0.1%
*   Cascadian Therapeutics, Inc.                                  5,100     23,409       0.0%
#*  Celldex Therapeutics, Inc.                                    8,800     21,472       0.0%
*   Cempra, Inc.                                                  8,934     20,548       0.0%
*   Centene Corp.                                                11,269  1,055,567       0.1%
*   Cerner Corp.                                                  6,500    438,880       0.1%
#   Chemed Corp.                                                  1,943    434,124       0.1%
    Cigna Corp.                                                  12,250  2,415,945       0.3%
#*  Civitas Solutions, Inc.                                       6,186    115,369       0.0%
    Computer Programs & Systems, Inc.                               864     26,050       0.0%
*   Concert Pharmaceuticals, Inc.                                 1,100     18,755       0.0%
    CONMED Corp.                                                  2,606    136,085       0.0%
*   CorVel Corp.                                                  3,700    222,000       0.0%
#*  Cotiviti Holdings, Inc.                                       6,274    220,594       0.0%
    CR Bard, Inc.                                                 2,609    853,326       0.1%
*   Cross Country Healthcare, Inc.                                2,841     38,780       0.0%
*   CryoLife, Inc.                                                3,483     67,744       0.0%
#*  Cumberland Pharmaceuticals, Inc.                              1,600     11,856       0.0%
*   Cutera, Inc.                                                  1,041     40,911       0.0%
#*  Cytokinetics, Inc.                                            3,482     47,529       0.0%
*   DaVita, Inc.                                                 15,529    943,231       0.1%
    DENTSPLY SIRONA, Inc.                                        14,929    911,714       0.1%
#*  Dermira, Inc.                                                 1,702     45,563       0.0%
#*  DexCom, Inc.                                                    311     13,986       0.0%
    Digirad Corp.                                                 2,900      5,800       0.0%
#*  Diplomat Pharmacy, Inc.                                       5,991    126,111       0.0%
*   Edwards Lifesciences Corp.                                    2,900    296,467       0.0%
*   Emergent BioSolutions, Inc.                                   4,684    191,997       0.0%
*   Enanta Pharmaceuticals, Inc.                                  2,233    110,913       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Health Care -- (Continued)
    Ensign Group, Inc. (The)                                      6,830 $  157,636       0.0%
*   Envision Healthcare Corp.                                     7,725    329,085       0.1%
#*  Esperion Therapeutics, Inc.                                   2,570    117,552       0.0%
#*  Evolent Health, Inc. Class A                                  4,897     79,576       0.0%
#*  Exact Sciences Corp.                                          1,505     82,760       0.0%
*   Exactech, Inc.                                                1,895     79,306       0.0%
*   Exelixis, Inc.                                               11,800    292,522       0.0%
*   Express Scripts Holding Co.                                  35,844  2,196,879       0.2%
*   FibroGen, Inc.                                                1,444     80,647       0.0%
*   Five Prime Therapeutics, Inc.                                 2,475    111,029       0.0%
*   Five Star Senior Living, Inc.                                   859      1,289       0.0%
*   FONAR Corp.                                                   1,170     37,323       0.0%
    Gilead Sciences, Inc.                                        51,465  3,857,816       0.4%
*   Globus Medical, Inc. Class A                                  8,907    283,866       0.0%
*   Haemonetics Corp.                                             4,699    223,484       0.0%
*   Halyard Health, Inc.                                          7,330    308,960       0.0%
#*  HealthEquity, Inc.                                            2,502    125,650       0.0%
    HealthSouth Corp.                                            21,050    971,247       0.1%
*   HealthStream, Inc.                                            2,844     69,564       0.0%
*   Henry Schein, Inc.                                            8,836    694,510       0.1%
*   Heska Corp.                                                     826     80,535       0.0%
    Hill-Rom Holdings, Inc.                                      11,264    909,117       0.1%
*   HMS Holdings Corp.                                            9,021    173,564       0.0%
*   Hologic, Inc.                                                27,901  1,056,053       0.1%
*   Horizon Pharma P.L.C.                                        19,518    264,664       0.0%
    Humana, Inc.                                                  6,834  1,745,062       0.2%
*   ICU Medical, Inc.                                             1,689    322,768       0.1%
*   IDEXX Laboratories, Inc.                                      3,028    503,163       0.1%
#*  Ignyta, Inc.                                                  2,300     35,420       0.0%
*   Impax Laboratories, Inc.                                      8,300    150,645       0.0%
*   INC Research Holdings, Inc. Class A                           9,641    550,983       0.1%
*   Incyte Corp.                                                    900    101,925       0.0%
*   Innoviva, Inc.                                               11,473    140,430       0.0%
*   Inogen, Inc.                                                  1,168    115,550       0.0%
*   Integer Holdings Corp.                                        4,638    225,407       0.0%
#*  Integra LifeSciences Holdings Corp.                           6,178    289,007       0.0%
*   Intuitive Surgical, Inc.                                      1,089    408,767       0.1%
#   Invacare Corp.                                                4,684     72,602       0.0%
#*  Ionis Pharmaceuticals, Inc.                                   1,496     85,437       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                   4,977    704,395       0.1%
#*  Juno Therapeutics, Inc.                                       8,800    395,208       0.1%
#*  Karyopharm Therapeutics, Inc.                                 3,469     35,418       0.0%
*   Kindred Biosciences, Inc.                                     4,043     30,120       0.0%
    Kindred Healthcare, Inc.                                     12,757     77,180       0.0%
*   Laboratory Corp. of America Holdings                          6,563  1,008,799       0.1%
#*  Lannett Co., Inc.                                             1,300     25,870       0.0%
*   Lantheus Holdings, Inc.                                       5,434    108,137       0.0%
    LeMaitre Vascular, Inc.                                       1,973     63,156       0.0%
*   LHC Group, Inc.                                               2,126    142,038       0.0%
*   LivaNova P.L.C.                                               4,068    300,625       0.0%
    Luminex Corp.                                                 4,106     87,663       0.0%
#*  MacroGenics, Inc.                                             1,300     25,727       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Health Care -- (Continued)
*   Magellan Health, Inc.                                         3,560 $  303,668       0.0%
*   Mallinckrodt P.L.C.                                           4,288    135,801       0.0%
*   Masimo Corp.                                                  4,163    365,345       0.1%
    McKesson Corp.                                                9,842  1,357,015       0.2%
#*  Medidata Solutions, Inc.                                        800     60,184       0.0%
    Medtronic P.L.C.                                             26,179  2,107,933       0.2%
#   Meridian Bioscience, Inc.                                     6,839    102,243       0.0%
*   Merit Medical Systems, Inc.                                   5,423    206,345       0.0%
*   Mettler-Toledo International, Inc.                              871    594,571       0.1%
#*  MiMedx Group, Inc.                                            1,700     21,556       0.0%
#*  Mirati Therapeutics, Inc.                                     2,200     28,710       0.0%
#*  Molina Healthcare, Inc.                                       7,522    510,217       0.1%
*   Momenta Pharmaceuticals, Inc.                                 4,728     66,665       0.0%
*   Myriad Genetics, Inc.                                         6,428    220,352       0.0%
    National HealthCare Corp.                                     2,006    128,384       0.0%
    National Research Corp. Class A                               2,270     85,239       0.0%
*   Natus Medical, Inc.                                           4,343    184,143       0.0%
*   Neogen Corp.                                                  2,307    185,021       0.0%
#*  NeoGenomics, Inc.                                             5,221     45,266       0.0%
#*  Neurocrine Biosciences, Inc.                                  1,450     90,060       0.0%
#*  NewLink Genetics Corp.                                          540      5,054       0.0%
*   NuVasive, Inc.                                                4,932    279,792       0.0%
*   Nuvectra Corp.                                                  663      9,289       0.0%
#*  Ocular Therapeutix, Inc.                                      1,800     10,368       0.0%
*   Omnicell, Inc.                                                3,027    150,745       0.0%
#*  OPKO Health, Inc.                                            18,190    122,419       0.0%
*   OraSure Technologies, Inc.                                    4,389     86,683       0.0%
*   Orthofix International NV                                     1,746     93,813       0.0%
*   Otonomy, Inc.                                                 4,367     12,992       0.0%
    Owens & Minor, Inc.                                           9,088    223,292       0.0%
#   Patterson Cos., Inc.                                         12,254    453,398       0.1%
#*  PDL BioPharma, Inc.                                          20,904     61,876       0.0%
*   PharMerica Corp.                                              4,100    120,130       0.0%
    Phibro Animal Health Corp. Class A                            2,018     75,978       0.0%
*   PRA Health Sciences, Inc.                                     4,090    333,049       0.1%
#*  Premier, Inc. Class A                                         7,914    258,550       0.0%
*   Prestige Brands Holdings, Inc.                                6,409    300,582       0.0%
*   Providence Service Corp. (The)                                1,714     95,298       0.0%
#*  PTC Therapeutics, Inc.                                        2,400     44,976       0.0%
#*  Puma Biotechnology, Inc.                                        285     36,281       0.0%
*   Quality Systems, Inc.                                         7,770    109,324       0.0%
    Quest Diagnostics, Inc.                                      10,539    988,347       0.1%
*   Quidel Corp.                                                  1,837     75,225       0.0%
*   Quintiles IMS Holdings, Inc.                                  7,829    846,315       0.1%
#*  R1 RCM, Inc.                                                 12,516     47,561       0.0%
*   RadNet, Inc.                                                  4,821     52,790       0.0%
*   Regeneron Pharmaceuticals, Inc.                                 968    389,736       0.1%
    ResMed, Inc.                                                  3,198    269,208       0.0%
#*  Retrophin, Inc.                                               4,500    111,915       0.0%
#*  Revance Therapeutics, Inc.                                    2,100     54,600       0.0%
*   RTI Surgical, Inc.                                            9,786     44,037       0.0%
*   SeaSpine Holdings Corp.                                         959      9,609       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Health Care -- (Continued)
#*  Seattle Genetics, Inc.                                        1,433 $    87,857       0.0%
*   Select Medical Holdings Corp.                                23,947     458,585       0.1%
    Simulations Plus, Inc.                                        2,208      35,990       0.0%
*   Spectrum Pharmaceuticals, Inc.                                7,870     154,173       0.0%
#*  Stemline Therapeutics, Inc.                                   3,016      41,168       0.0%
    STERIS P.L.C.                                                 4,625     431,651       0.1%
    Stryker Corp.                                                 5,476     848,068       0.1%
*   Sucampo Pharmaceuticals, Inc. Class A                         8,320      83,200       0.0%
*   Supernus Pharmaceuticals, Inc.                                3,832     159,411       0.0%
*   Surmodics, Inc.                                               1,299      38,645       0.0%
    Teleflex, Inc.                                                1,856     439,835       0.1%
#*  TESARO, Inc.                                                    400      46,308       0.0%
*   Tetraphase Pharmaceuticals, Inc.                              2,427      14,586       0.0%
*   Tivity Health, Inc.                                           6,738     311,633       0.0%
*   Triple-S Management Corp. Class B                             2,795      67,108       0.0%
*   United Therapeutics Corp.                                     7,208     854,797       0.1%
    US Physical Therapy, Inc.                                     1,720     116,874       0.0%
    Utah Medical Products, Inc.                                     296      22,318       0.0%
#*  Varex Imaging Corp.                                           5,401     185,632       0.0%
#*  Varian Medical Systems, Inc.                                  2,975     309,965       0.0%
*   Veeva Systems, Inc. Class A                                   2,151     131,082       0.0%
*   Vertex Pharmaceuticals, Inc.                                  1,000     146,230       0.0%
*   VWR Corp.                                                    17,616     583,090       0.1%
*   Waters Corp.                                                  1,500     294,075       0.0%
*   WellCare Health Plans, Inc.                                   4,665     922,457       0.1%
    West Pharmaceutical Services, Inc.                            1,472     149,261       0.0%
#*  Xencor, Inc.                                                  1,836      36,316       0.0%
    Zimmer Biomet Holdings, Inc.                                  6,283     764,138       0.1%
    Zoetis, Inc.                                                  7,233     461,610       0.1%
*   Zogenix, Inc.                                                 3,571     133,913       0.0%
                                                                        -----------       ---
Total Health Care                                                        69,109,138       7.1%
                                                                        -----------       ---
Industrials -- (12.6%)
    3M Co.                                                        9,563   2,201,307       0.2%
    AAON, Inc.                                                    6,366     222,810       0.0%
    AAR Corp.                                                     3,999     155,521       0.0%
    ABM Industries, Inc.                                          7,518     315,530       0.0%
*   Acacia Research Corp.                                         2,366      10,647       0.0%
*   ACCO Brands Corp.                                            18,062     235,709       0.0%
#   Actuant Corp. Class A                                         6,617     168,734       0.0%
#   Acuity Brands, Inc.                                           2,382     398,270       0.1%
#   Advanced Drainage Systems, Inc.                               8,910     174,191       0.0%
*   Advisory Board Co. (The)                                      4,538     244,712       0.0%
*   AECOM                                                        14,658     513,909       0.1%
*   Aegion Corp.                                                  5,936     138,249       0.0%
    AGCO Corp.                                                    9,883     677,677       0.1%
    Air Lease Corp.                                              15,128     657,312       0.1%
*   Air Transport Services Group, Inc.                           14,474     350,271       0.0%
    Aircastle, Ltd.                                              11,288     262,559       0.0%
    Alamo Group, Inc.                                             1,500     158,250       0.0%
    Alaska Air Group, Inc.                                       14,000     924,420       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
    Albany International Corp. Class A                            4,145 $  250,151       0.0%
#   Allegiant Travel Co.                                          2,540    346,456       0.0%
    Allegion P.L.C.                                               3,703    308,793       0.0%
    Allied Motion Technologies, Inc.                              1,625     46,150       0.0%
    Allison Transmission Holdings, Inc.                          21,352    907,246       0.1%
    Altra Industrial Motion Corp.                                 4,648    222,639       0.0%
    AMERCO                                                        1,383    543,021       0.1%
*   Ameresco, Inc. Class A                                        3,516     27,073       0.0%
#   American Airlines Group, Inc.                                 9,866    461,926       0.1%
    American Railcar Industries, Inc.                             1,731     68,894       0.0%
*   American Woodmark Corp.                                       3,415    329,889       0.0%
    AMETEK, Inc.                                                 16,212  1,094,148       0.1%
    AO Smith Corp.                                                3,600    213,120       0.0%
#   Apogee Enterprises, Inc.                                      4,460    212,876       0.0%
    Applied Industrial Technologies, Inc.                         5,544    352,876       0.0%
*   ARC Document Solutions, Inc.                                  6,764     29,897       0.0%
    ArcBest Corp.                                                 3,480    113,448       0.0%
    Arconic, Inc.                                                32,570    818,158       0.1%
    Argan, Inc.                                                   2,682    184,388       0.0%
*   Armstrong Flooring, Inc.                                      4,306     63,729       0.0%
*   Armstrong World Industries, Inc.                              7,003    357,853       0.0%
*   Arotech Corp.                                                 3,345     13,380       0.0%
    Astec Industries, Inc.                                        2,962    153,876       0.0%
*   Astronics Corp.                                               3,163    108,807       0.0%
*   Astronics Corp. Class B                                         474     16,317       0.0%
*   Atlas Air Worldwide Holdings, Inc.                            5,242    321,597       0.0%
*   Avis Budget Group, Inc.                                       9,490    391,463       0.1%
#*  Axon Enterprise, Inc.                                         5,330    122,430       0.0%
    AZZ, Inc.                                                     3,233    154,537       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                            1,687      7,389       0.0%
    Barnes Group, Inc.                                            6,560    426,990       0.1%
    Barrett Business Services, Inc.                               1,545     93,921       0.0%
*   Beacon Roofing Supply, Inc.                                   8,005    443,557       0.1%
*   Blue Bird Corp.                                               1,070     22,096       0.0%
*   BMC Stock Holdings, Inc.                                      8,882    190,519       0.0%
    Brady Corp. Class A                                           5,526    210,264       0.0%
    Briggs & Stratton Corp.                                       5,115    128,898       0.0%
    Brink's Co. (The)                                             9,038    687,792       0.1%
*   Broadwind Energy, Inc.                                        2,383      6,565       0.0%
*   Builders FirstSource, Inc.                                   20,061    361,499       0.0%
*   CAI International, Inc.                                       3,296    122,018       0.0%
    Carlisle Cos., Inc.                                           5,321    584,405       0.1%
*   Casella Waste Systems, Inc. Class A                           4,849     89,513       0.0%
*   CBIZ, Inc.                                                    7,764    131,600       0.0%
    CECO Environmental Corp.                                      5,117     44,876       0.0%
#   Celadon Group, Inc.                                           2,824     20,756       0.0%
#   CH Robinson Worldwide, Inc.                                   5,726    449,663       0.1%
*   Chart Industries, Inc.                                        4,374    190,269       0.0%
#   Chicago Bridge & Iron Co. NV                                  7,448    103,825       0.0%
    Cintas Corp.                                                  3,421    509,866       0.1%
    CIRCOR International, Inc.                                    1,665     73,177       0.0%
*   Civeo Corp.                                                   7,798     16,298       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
*   Clean Harbors, Inc.                                           7,563 $  404,696       0.1%
*   Colfax Corp.                                                 12,101    504,733       0.1%
    Columbus McKinnon Corp.                                       2,711    107,247       0.0%
    Comfort Systems USA, Inc.                                     5,860    259,598       0.0%
*   Commercial Vehicle Group, Inc.                               12,439    101,005       0.0%
*   Continental Building Products, Inc.                           6,680    178,356       0.0%
    Copa Holdings SA Class A                                      3,582    441,267       0.1%
*   Copart, Inc.                                                 10,456    379,448       0.1%
    Costamare, Inc.                                               5,774     35,857       0.0%
#   Covanta Holding Corp.                                        21,972    353,749       0.0%
*   Covenant Transportation Group, Inc. Class A                   2,890     85,833       0.0%
*   CPI Aerostructures, Inc.                                      1,046      9,780       0.0%
    CRA International, Inc.                                       1,211     51,177       0.0%
    Crane Co.                                                     5,035    418,509       0.1%
*   CSW Industrials, Inc.                                         1,972     96,727       0.0%
    CSX Corp.                                                    40,777  2,056,384       0.2%
    Cummins, Inc.                                                 5,221    923,490       0.1%
    Curtiss-Wright Corp.                                          6,112    722,744       0.1%
    Deere & Co.                                                   7,476    993,411       0.1%
    Delta Air Lines, Inc.                                        55,557  2,779,517       0.3%
#   Deluxe Corp.                                                  9,161    638,064       0.1%
    DMC Global, Inc.                                              2,624     57,072       0.0%
#   Donaldson Co., Inc.                                           8,749    413,040       0.1%
    Douglas Dynamics, Inc.                                        4,778    200,437       0.0%
    Dover Corp.                                                  10,940  1,044,661       0.1%
*   Ducommun, Inc.                                                1,848     60,929       0.0%
    Dun & Bradstreet Corp. (The)                                  2,523    294,762       0.0%
*   DXP Enterprises, Inc.                                         1,836     58,881       0.0%
#*  Dycom Industries, Inc.                                        5,823    511,434       0.1%
    Eastern Co. (The)                                               312      9,017       0.0%
    Eaton Corp. P.L.C.                                           14,621  1,169,972       0.1%
*   Echo Global Logistics, Inc.                                   3,386     81,433       0.0%
    EMCOR Group, Inc.                                             8,203    660,424       0.1%
    Emerson Electric Co.                                         13,264    854,997       0.1%
    Encore Wire Corp.                                             4,488    202,633       0.0%
    EnerSys                                                       4,793    332,490       0.0%
*   Engility Holdings, Inc.                                       4,955    166,835       0.0%
    Ennis, Inc.                                                   3,343     67,361       0.0%
    EnPro Industries, Inc.                                        2,965    248,289       0.0%
#   Equifax, Inc.                                                 3,769    409,050       0.1%
    ESCO Technologies, Inc.                                       3,134    181,615       0.0%
    Espey Manufacturing & Electronics Corp.                         200      4,548       0.0%
    Essendant, Inc.                                               4,286     41,488       0.0%
*   Esterline Technologies Corp.                                  4,550    431,567       0.1%
    Expeditors International of Washington, Inc.                  5,292    308,947       0.0%
    Exponent, Inc.                                                2,704    199,690       0.0%
#   Fastenal Co.                                                  8,332    391,354       0.1%
    Federal Signal Corp.                                          9,980    213,073       0.0%
    FedEx Corp.                                                  10,914  2,464,490       0.3%
#   Flowserve Corp.                                               8,170    360,052       0.0%
    Fluor Corp.                                                  10,430    449,429       0.1%
    Forrester Research, Inc.                                      3,145    137,437       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
    Fortive Corp.                                                 6,000 $  433,560       0.1%
    Fortune Brands Home & Security, Inc.                         10,949    723,291       0.1%
    Forward Air Corp.                                             4,070    233,781       0.0%
*   Franklin Covey Co.                                            1,696     32,902       0.0%
    Franklin Electric Co., Inc.                                   5,592    254,436       0.0%
    FreightCar America, Inc.                                      1,800     33,696       0.0%
*   FTI Consulting, Inc.                                          5,558    237,605       0.0%
#   GATX Corp.                                                    4,312    256,176       0.0%
*   Gencor Industries, Inc.                                       1,048     18,969       0.0%
*   Generac Holdings, Inc.                                       10,947    570,229       0.1%
#   General Cable Corp.                                           3,943     82,606       0.0%
*   Genesee & Wyoming, Inc. Class A                               5,746    412,448       0.1%
*   Gibraltar Industries, Inc.                                    3,616    120,232       0.0%
    Global Brass & Copper Holdings, Inc.                          5,253    183,855       0.0%
*   GMS, Inc.                                                     5,384    183,325       0.0%
*   Golden Ocean Group, Ltd.                                        744      6,101       0.0%
*   Goldfield Corp. (The)                                         5,963     34,287       0.0%
    Gorman-Rupp Co. (The)                                         4,380    140,072       0.0%
*   GP Strategies Corp.                                           2,129     61,847       0.0%
#   Graco, Inc.                                                   3,790    499,484       0.1%
    Graham Corp.                                                    739     14,241       0.0%
    Granite Construction, Inc.                                    4,517    287,688       0.0%
*   Great Lakes Dredge & Dock Corp.                               8,897     45,375       0.0%
#   Greenbrier Cos., Inc. (The)                                   2,478    129,352       0.0%
    Griffon Corp.                                                 5,726    129,121       0.0%
    H&E Equipment Services, Inc.                                  7,894    260,028       0.0%
    Hardinge, Inc.                                                1,951     32,270       0.0%
*   Harsco Corp.                                                 17,589    373,766       0.1%
*   Hawaiian Holdings, Inc.                                      10,602    355,167       0.0%
*   HC2 Holdings, Inc.                                            2,953     16,035       0.0%
*   HD Supply Holdings, Inc.                                      6,187    218,958       0.0%
    Healthcare Services Group, Inc.                               4,968    262,758       0.0%
#   Heartland Express, Inc.                                      15,098    322,040       0.0%
#   HEICO Corp.                                                   4,062    368,342       0.0%
    HEICO Corp. Class A                                           6,038    459,492       0.1%
    Heidrick & Struggles International, Inc.                      2,552     63,417       0.0%
*   Herc Holdings, Inc.                                           6,636    321,581       0.0%
*   Heritage-Crystal Clean, Inc.                                  2,711     53,000       0.0%
    Herman Miller, Inc.                                          10,384    348,902       0.0%
*   Hertz Global Holdings, Inc.                                   6,352    157,974       0.0%
    Hexcel Corp.                                                 13,716    832,424       0.1%
*   Hill International, Inc.                                      4,939     26,177       0.0%
    Hillenbrand, Inc.                                            12,791    505,884       0.1%
    HNI Corp.                                                     7,531    257,711       0.0%
    Honeywell International, Inc.                                15,145  2,183,303       0.2%
*   Houston Wire & Cable Co.                                      3,000     16,050       0.0%
*   Hub Group, Inc. Class A                                       3,883    168,134       0.0%
    Hubbell, Inc.                                                 4,949    622,683       0.1%
*   Hudson Global, Inc.                                           2,300      3,473       0.0%
#*  Hudson Technologies, Inc.                                     5,402     31,980       0.0%
    Hurco Cos., Inc.                                                876     39,201       0.0%
*   Huron Consulting Group, Inc.                                  2,502     91,573       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
#*  Huttig Building Products, Inc.                                  812 $    5,457       0.0%
    Hyster-Yale Materials Handling, Inc.                          1,249     98,034       0.0%
*   ICF International, Inc.                                       2,339    125,604       0.0%
    IDEX Corp.                                                    4,824    618,485       0.1%
*   IES Holdings, Inc.                                            2,130     39,831       0.0%
    Illinois Tool Works, Inc.                                     5,161    807,800       0.1%
    Ingersoll-Rand P.L.C.                                        10,774    954,576       0.1%
*   InnerWorkings, Inc.                                           5,094     55,423       0.0%
*   Innovative Solutions & Support, Inc.                            400      1,296       0.0%
    Insperity, Inc.                                               2,668    253,193       0.0%
    Insteel Industries, Inc.                                      2,607     66,609       0.0%
    Interface, Inc.                                              11,789    268,789       0.0%
    ITT, Inc.                                                    11,787    549,746       0.1%
    Jacobs Engineering Group, Inc.                                8,068    469,638       0.1%
    JB Hunt Transport Services, Inc.                              4,118    438,114       0.1%
*   JetBlue Airways Corp.                                        38,768    742,407       0.1%
#   John Bean Technologies Corp.                                  2,944    314,714       0.0%
    Johnson Controls International P.L.C.                        29,006  1,200,558       0.1%
    Kadant, Inc.                                                  1,382    156,995       0.0%
    Kaman Corp.                                                   3,824    213,915       0.0%
    Kansas City Southern                                          6,687    696,919       0.1%
    KAR Auction Services, Inc.                                   20,896    989,008       0.1%
    KBR, Inc.                                                    13,149    258,115       0.0%
    Kelly Services, Inc. Class A                                  4,881    128,419       0.0%
#   Kennametal, Inc.                                              8,879    387,568       0.1%
*   Key Technology, Inc.                                            200      3,364       0.0%
#*  KEYW Holding Corp. (The)                                      3,593     27,127       0.0%
    Kforce, Inc.                                                  6,256    131,063       0.0%
    Kimball International, Inc. Class B                           6,802    130,394       0.0%
*   Kirby Corp.                                                   4,962    351,558       0.0%
*   KLX, Inc.                                                     7,371    404,373       0.1%
#*  Knight-Swift Transportation Holdings, Inc.                   22,542    934,366       0.1%
    Knoll, Inc.                                                   8,232    174,683       0.0%
    Korn/Ferry International                                      7,567    316,528       0.0%
    Landstar System, Inc.                                         3,930    388,088       0.1%
*   Lawson Products, Inc.                                           700     17,605       0.0%
#*  Layne Christensen Co.                                         1,949     25,746       0.0%
    LB Foster Co. Class A                                           800     19,920       0.0%
#   Lennox International, Inc.                                    1,400    267,582       0.0%
    Lincoln Electric Holdings, Inc.                               4,664    427,549       0.1%
#   Lindsay Corp.                                                 1,207    110,513       0.0%
    LS Starrett Co. (The) Class A                                   230      1,955       0.0%
    LSC Communications, Inc.                                      5,785     93,601       0.0%
    LSI Industries, Inc.                                          3,205     22,275       0.0%
*   Lydall, Inc.                                                  2,299    132,882       0.0%
    Macquarie Infrastructure Corp.                                7,985    555,357       0.1%
*   Manitowoc Co., Inc. (The)                                    16,848    160,393       0.0%
    ManpowerGroup, Inc.                                           6,019    742,022       0.1%
    Marten Transport, Ltd.                                        5,995    117,802       0.0%
    Masco Corp.                                                   7,631    303,866       0.0%
*   Masonite International Corp.                                  4,398    295,106       0.0%
*   MasTec, Inc.                                                 13,793    600,685       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
    Matson, Inc.                                                  8,726 $  237,609       0.0%
    Matthews International Corp. Class A                          3,915    246,058       0.0%
    McGrath RentCorp                                              4,273    191,003       0.0%
*   Mercury Systems, Inc.                                         4,746    239,531       0.0%
*   Meritor, Inc.                                                 9,694    252,141       0.0%
#*  Middleby Corp. (The)                                          3,960    458,964       0.1%
*   Milacron Holdings Corp.                                       9,142    164,099       0.0%
    Miller Industries, Inc.                                       1,300     36,725       0.0%
*   Mistras Group, Inc.                                           3,322     69,795       0.0%
    Mobile Mini, Inc.                                             6,113    202,340       0.0%
*   Moog, Inc. Class A                                            4,515    396,236       0.1%
*   MRC Global, Inc.                                              7,846    134,559       0.0%
    MSA Safety, Inc.                                              4,184    332,628       0.0%
    MSC Industrial Direct Co., Inc. Class A                       6,553    543,244       0.1%
    Mueller Industries, Inc.                                     10,050    349,238       0.0%
    Mueller Water Products, Inc. Class A                         33,620    401,423       0.1%
    Multi-Color Corp.                                             2,758    228,087       0.0%
*   MYR Group, Inc.                                               2,344     74,750       0.0%
*   Navigant Consulting, Inc.                                     5,929    102,631       0.0%
#*  Navistar International Corp.                                  6,706    283,731       0.0%
*   NCI Building Systems, Inc.                                   11,654    185,881       0.0%
*   Nexeo Solutions, Inc.                                         6,008     44,399       0.0%
    Nielsen Holdings P.L.C.                                      23,357    865,844       0.1%
*   NL Industries, Inc.                                           7,700    100,100       0.0%
    NN, Inc.                                                      3,333     98,490       0.0%
    Nordson Corp.                                                 2,367    299,875       0.0%
    Norfolk Southern Corp.                                       13,822  1,816,487       0.2%
*   Northwest Pipe Co.                                            1,465     26,722       0.0%
#*  NOW, Inc.                                                    14,340    179,537       0.0%
*   NV5 Global, Inc.                                              1,346     78,203       0.0%
    Old Dominion Freight Line, Inc.                              10,111  1,224,745       0.1%
    Omega Flex, Inc.                                                612     39,468       0.0%
*   On Assignment, Inc.                                           7,939    486,026       0.1%
*   Orion Group Holdings, Inc.                                    3,661     26,359       0.0%
    Oshkosh Corp.                                                 8,932    817,814       0.1%
    Owens Corning                                                10,297    851,459       0.1%
    PACCAR, Inc.                                                 18,826  1,350,389       0.2%
*   PAM Transportation Services, Inc.                               751     21,982       0.0%
    Park-Ohio Holdings Corp.                                      1,783     84,068       0.0%
    Parker-Hannifin Corp.                                         3,990    728,614       0.1%
*   Patrick Industries, Inc.                                      3,454    321,222       0.0%
*   Patriot Transportation Holding, Inc.                            133      2,515       0.0%
*   Pendrell Corp.                                                1,228      7,957       0.0%
    Pentair P.L.C.                                                9,723    685,083       0.1%
*   Performant Financial Corp.                                    6,812     12,670       0.0%
*   Perma-Pipe International Holdings, Inc.                         300      2,505       0.0%
*   PGT Innovations, Inc.                                        14,454    203,801       0.0%
    Pitney Bowes, Inc.                                           16,615    228,290       0.0%
*   Ply Gem Holdings, Inc.                                        8,557    144,613       0.0%
    Powell Industries, Inc.                                       1,301     37,703       0.0%
    Preformed Line Products Co.                                     428     30,435       0.0%
    Primoris Services Corp.                                       7,320    206,936       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
#*  Proto Labs, Inc.                                              1,872 $  163,332       0.0%
    Quad/Graphics, Inc.                                           7,683    175,096       0.0%
    Quanex Building Products Corp.                                4,096     89,907       0.0%
*   Quanta Services, Inc.                                        16,812    634,317       0.1%
*   Radiant Logistics, Inc.                                       4,889     23,858       0.0%
    Raven Industries, Inc.                                        3,272    110,103       0.0%
*   RBC Bearings, Inc.                                            2,352    291,225       0.0%
*   RCM Technologies, Inc.                                          300      1,776       0.0%
    Regal Beloit Corp.                                            5,090    413,053       0.1%
    Republic Services, Inc.                                      15,346    998,564       0.1%
    Resources Connection, Inc.                                    5,098     80,294       0.0%
#*  Revolution Lighting Technologies, Inc.                        1,690      9,396       0.0%
*   Rexnord Corp.                                                16,200    413,424       0.1%
*   Roadrunner Transportation Systems, Inc.                       5,113     44,994       0.0%
    Robert Half International, Inc.                              12,055    624,087       0.1%
    Rockwell Automation, Inc.                                     3,268    656,280       0.1%
#   Rollins, Inc.                                                 4,971    218,277       0.0%
    Roper Technologies, Inc.                                      1,658    428,046       0.1%
*   RPX Corp.                                                     5,953     77,508       0.0%
#   RR Donnelley & Sons Co.                                       5,827     53,608       0.0%
*   Rush Enterprises, Inc. Class A                                4,805    243,998       0.0%
    Ryder System, Inc.                                            9,689    785,584       0.1%
*   Saia, Inc.                                                    3,765    243,972       0.0%
#*  Sensata Technologies Holding NV                              17,180    840,274       0.1%
*   SIFCO Industries, Inc.                                          157      1,146       0.0%
    Simpson Manufacturing Co., Inc.                               5,187    289,123       0.0%
    SkyWest, Inc.                                                 7,674    361,445       0.0%
#   Snap-on, Inc.                                                 3,736    589,466       0.1%
    Southwest Airlines Co.                                       28,939  1,558,655       0.2%
*   SP Plus Corp.                                                 2,736    106,020       0.0%
    Spartan Motors, Inc.                                          4,649     75,081       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                    10,623    850,902       0.1%
#*  Spirit Airlines, Inc.                                        10,254    380,321       0.1%
*   SPX Corp.                                                     3,976    116,457       0.0%
*   SPX FLOW, Inc.                                                6,314    260,326       0.0%
    Standex International Corp.                                   1,553    160,813       0.0%
    Stanley Black & Decker, Inc.                                  6,132    990,625       0.1%
    Steelcase, Inc. Class A                                      13,030    189,587       0.0%
#*  Stericycle, Inc.                                              5,116    362,469       0.0%
*   Sterling Construction Co., Inc.                               2,955     52,747       0.0%
    Sun Hydraulics Corp.                                          2,549    146,644       0.0%
#*  Team, Inc.                                                    2,690     33,087       0.0%
*   Teledyne Technologies, Inc.                                   4,574    777,397       0.1%
    Tennant Co.                                                   2,364    163,943       0.0%
    Terex Corp.                                                  11,053    520,707       0.1%
    Tetra Tech, Inc.                                              6,613    325,690       0.0%
*   Textainer Group Holdings, Ltd.                                5,806    113,507       0.0%
*   Thermon Group Holdings, Inc.                                  3,864     83,115       0.0%
    Timken Co. (The)                                              7,813    368,383       0.0%
    Titan International, Inc.                                     6,620     64,479       0.0%
*   Titan Machinery, Inc.                                         2,176     32,401       0.0%
    Toro Co. (The)                                                5,314    333,985       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Industrials -- (Continued)
#   TransDigm Group, Inc.                                         1,158 $    321,345       0.0%
*   TransUnion                                                    4,938      259,196       0.0%
*   Trex Co., Inc.                                                3,564      390,080       0.1%
*   TriMas Corp.                                                  6,231      165,433       0.0%
*   TriNet Group, Inc.                                            6,948      241,235       0.0%
    Trinity Industries, Inc.                                     21,062      684,936       0.1%
    Triton International, Ltd.                                   11,296      450,710       0.1%
#   Triumph Group, Inc.                                           8,322      258,398       0.0%
*   TrueBlue, Inc.                                                5,553      150,486       0.0%
*   Tutor Perini Corp.                                            6,888      194,242       0.0%
*   Twin Disc, Inc.                                               1,100       23,485       0.0%
*   Ultralife Corp.                                                 900        6,750       0.0%
    UniFirst Corp.                                                1,867      294,053       0.0%
    Union Pacific Corp.                                          23,781    2,753,602       0.3%
*   United Continental Holdings, Inc.                            27,034    1,580,948       0.2%
    United Parcel Service, Inc. Class B                          10,964    1,288,599       0.1%
*   United Rentals, Inc.                                          6,435      910,424       0.1%
    United Technologies Corp.                                    36,393    4,358,426       0.5%
*   Univar, Inc.                                                 13,933      414,507       0.1%
    Universal Forest Products, Inc.                               2,676      302,120       0.0%
    Universal Logistics Holdings, Inc.                            2,487       53,719       0.0%
    US Ecology, Inc.                                              3,510      166,901       0.0%
*   USA Truck, Inc.                                                 905       12,761       0.0%
#*  USG Corp.                                                    19,276      661,745       0.1%
    Valmont Industries, Inc.                                      2,643      419,973       0.1%
*   Vectrus, Inc.                                                 1,615       49,274       0.0%
*   Verisk Analytics, Inc.                                        5,391      458,505       0.1%
*   Veritiv Corp.                                                 2,207       70,955       0.0%
    Viad Corp.                                                    3,384      196,441       0.0%
*   Vicor Corp.                                                   1,600       34,480       0.0%
*   Volt Information Sciences, Inc.                                 639        2,748       0.0%
    VSE Corp.                                                     1,308       64,223       0.0%
#   Wabash National Corp.                                        10,621      238,973       0.0%
*   WABCO Holdings, Inc.                                          2,234      329,671       0.0%
#   Wabtec Corp.                                                  5,136      392,904       0.1%
    Waste Management, Inc.                                       10,525      864,839       0.1%
#   Watsco, Inc.                                                  3,942      656,619       0.1%
    Watts Water Technologies, Inc. Class A                        3,161      213,051       0.0%
*   Welbilt, Inc.                                                11,452      252,631       0.0%
    Werner Enterprises, Inc.                                     10,356      369,191       0.1%
*   Wesco Aircraft Holdings, Inc.                                12,648      114,464       0.0%
*   WESCO International, Inc.                                     6,853      432,767       0.1%
#*  Willdan Group, Inc.                                           1,339       40,250       0.0%
*   Willis Lease Finance Corp.                                      856       21,477       0.0%
    Woodward, Inc.                                                6,779      524,220       0.1%
#   WW Grainger, Inc.                                             3,409      673,959       0.1%
#*  XPO Logistics, Inc.                                          14,337      994,271       0.1%
    Xylem, Inc.                                                  11,744      781,328       0.1%
*   YRC Worldwide, Inc.                                           2,988       40,248       0.0%
                                                                        ------------      ----
Total Industrials                                                        131,910,630      13.6%
                                                                        ------------      ----

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (18.4%)
#*  3D Systems Corp.                                               1,097 $    13,581       0.0%
    Accenture P.L.C. Class A                                       9,289   1,322,382       0.1%
*   ACI Worldwide, Inc.                                           16,008     385,473       0.1%
    Activision Blizzard, Inc.                                     12,076     790,857       0.1%
*   Actua Corp.                                                    5,448      84,172       0.0%
*   Acxiom Corp.                                                   7,419     186,662       0.0%
*   Adobe Systems, Inc.                                            4,278     749,334       0.1%
    ADTRAN, Inc.                                                   5,536     116,810       0.0%
*   Advanced Energy Industries, Inc.                               5,127     434,359       0.1%
#*  Advanced Micro Devices, Inc.                                   3,762      41,326       0.0%
*   Agilysys, Inc.                                                 2,641      32,405       0.0%
*   Akamai Technologies, Inc.                                     11,311     591,000       0.1%
    Alliance Data Systems Corp.                                    2,171     485,718       0.1%
*   Alpha & Omega Semiconductor, Ltd.                              2,773      51,106       0.0%
*   Alphabet, Inc. Class A                                         4,748   4,904,874       0.5%
*   Alphabet, Inc. Class C                                         4,993   5,076,084       0.5%
#*  Ambarella, Inc.                                                  948      53,505       0.0%
    Amdocs, Ltd.                                                   7,939     516,829       0.1%
    American Software, Inc. Class A                                2,466      30,603       0.0%
*   Amkor Technology, Inc.                                        37,286     431,399       0.1%
    Amphenol Corp. Class A                                         5,958     518,346       0.1%
*   Amtech Systems, Inc.                                             531       7,731       0.0%
    Analog Devices, Inc.                                           5,646     515,480       0.1%
*   ANGI Homeservices, Inc. Class A                                6,577      82,213       0.0%
*   Anixter International, Inc.                                    5,025     345,217       0.0%
*   ANSYS, Inc.                                                    4,236     579,104       0.1%
    Apple, Inc.                                                  139,838  23,638,216       2.5%
    Applied Materials, Inc.                                       22,725   1,282,372       0.1%
#*  Arista Networks, Inc.                                          1,400     279,846       0.0%
*   ARRIS International P.L.C.                                    21,931     625,033       0.1%
*   Arrow Electronics, Inc.                                        8,552     714,862       0.1%
*   Aspen Technology, Inc.                                         4,612     297,566       0.0%
*   Autodesk, Inc.                                                   373      46,610       0.0%
    Automatic Data Processing, Inc.                                6,731     782,546       0.1%
#*  Avid Technology, Inc.                                          4,744      21,063       0.0%
    Avnet, Inc.                                                   11,851     471,670       0.1%
    AVX Corp.                                                     10,360     195,182       0.0%
*   Aware, Inc.                                                    2,169      10,086       0.0%
*   Axcelis Technologies, Inc.                                     4,442     146,142       0.0%
*   AXT, Inc.                                                      5,700      53,010       0.0%
    Badger Meter, Inc.                                             3,734     163,549       0.0%
*   Bankrate, Inc.                                                 9,136     126,990       0.0%
*   Barracuda Networks, Inc.                                       6,203     144,592       0.0%
*   Bazaarvoice, Inc.                                              8,948      43,174       0.0%
    Bel Fuse, Inc. Class B                                         1,369      44,287       0.0%
    Belden, Inc.                                                   6,602     527,566       0.1%
*   Benchmark Electronics, Inc.                                    7,549     233,642       0.0%
    Black Box Corp.                                                2,162       6,702       0.0%
*   Black Knight, Inc.                                             6,832     309,831       0.0%
#   Blackbaud, Inc.                                                3,432     347,662       0.0%
*   Blackhawk Network Holdings, Inc.                               6,459     219,283       0.0%
*   Blucora, Inc.                                                  5,883     127,661       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
    Booz Allen Hamilton Holding Corp.                             11,197 $  423,135       0.1%
#*  Bottomline Technologies de, Inc.                               2,535     82,540       0.0%
    Broadcom, Ltd.                                                 5,156  1,360,720       0.2%
    Broadridge Financial Solutions, Inc.                           4,016    345,055       0.0%
#*  BroadVision, Inc.                                                200        830       0.0%
    Brocade Communications Systems, Inc.                          50,381    586,939       0.1%
    Brooks Automation, Inc.                                        9,192    316,113       0.0%
*   BSQUARE Corp.                                                  1,400      7,490       0.0%
    CA, Inc.                                                      27,197    880,639       0.1%
    Cabot Microelectronics Corp.                                   2,975    287,593       0.0%
*   CACI International, Inc. Class A                               2,966    426,362       0.1%
*   Cadence Design Systems, Inc.                                   8,860    382,398       0.1%
*   CalAmp Corp.                                                     856     19,457       0.0%
*   Calix, Inc.                                                   11,095     61,023       0.0%
*   Carbonite, Inc.                                                3,238     73,503       0.0%
*   Cardtronics P.L.C. Class A                                     8,022    183,704       0.0%
#*  Cars.com, Inc.                                                11,310    269,404       0.0%
    Cass Information Systems, Inc.                                 1,360     87,720       0.0%
#*  Cavium, Inc.                                                   1,479    102,036       0.0%
    CDK Global, Inc.                                               4,905    311,762       0.0%
    CDW Corp.                                                      6,515    456,050       0.1%
*   Ceva, Inc.                                                     1,176     56,801       0.0%
#*  Ciena Corp.                                                   19,746    419,997       0.1%
#*  Cimpress NV                                                    2,389    260,735       0.0%
*   Cirrus Logic, Inc.                                             8,826    494,256       0.1%
    Cisco Systems, Inc.                                          190,767  6,514,693       0.7%
*   Citrix Systems, Inc.                                           4,198    346,797       0.0%
*   Clearfield, Inc.                                                 600      8,220       0.0%
    Cognex Corp.                                                   2,806    345,559       0.0%
    Cognizant Technology Solutions Corp. Class A                  19,130  1,447,567       0.2%
*   Coherent, Inc.                                                 1,988    522,267       0.1%
    Cohu, Inc.                                                     4,350    112,230       0.0%
#*  CommerceHub, Inc. Series A                                     1,698     37,916       0.0%
*   CommerceHub, Inc. Series C                                     1,335     28,476       0.0%
*   CommScope Holding Co., Inc.                                   20,226    650,064       0.1%
    Communications Systems, Inc.                                     400      1,732       0.0%
    Computer Task Group, Inc.                                      1,668      8,407       0.0%
    Comtech Telecommunications Corp.                               4,246     91,331       0.0%
    Concurrent Computer Corp.                                      1,400      8,596       0.0%
*   Conduent, Inc.                                                23,393    362,124       0.0%
*   Control4 Corp.                                                 3,066     90,294       0.0%
    Convergys Corp.                                               12,813    329,678       0.0%
*   CoreLogic, Inc.                                               14,750    691,775       0.1%
#*  CoStar Group, Inc.                                               300     88,725       0.0%
*   Cray, Inc.                                                     5,378    111,056       0.0%
*   Cree, Inc.                                                    10,492    374,564       0.0%
    CSG Systems International, Inc.                                5,432    229,991       0.0%
    CTS Corp.                                                      5,074    138,013       0.0%
#*  CyberOptics Corp.                                              1,062     15,293       0.0%
#   Cypress Semiconductor Corp.                                   33,237    527,139       0.1%
    Daktronics, Inc.                                               6,045     62,082       0.0%
*   Datawatch Corp.                                                  308      3,865       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Information Technology -- (Continued)
*   Dell Technologies, Inc. Class V                               7,117 $  589,074       0.1%
*   DHI Group, Inc.                                               3,750      8,250       0.0%
#   Diebold Nixdorf, Inc.                                         7,621    147,085       0.0%
*   Digi International, Inc.                                      3,785     39,364       0.0%
*   Diodes, Inc.                                                  6,492    222,935       0.0%
    Dolby Laboratories, Inc. Class A                              7,144    413,923       0.1%
*   DSP Group, Inc.                                               4,082     54,699       0.0%
    DST Systems, Inc.                                             8,690    509,408       0.1%
    DXC Technology Co.                                           18,339  1,678,385       0.2%
#*  Eastman Kodak Co.                                             2,896     15,494       0.0%
*   eBay, Inc.                                                   37,649  1,417,108       0.2%
#   Ebix, Inc.                                                    3,114    211,596       0.0%
*   EchoStar Corp. Class A                                        6,562    367,144       0.0%
*   Electro Scientific Industries, Inc.                           3,565     63,778       0.0%
*   Electronic Arts, Inc.                                         3,850    460,460       0.1%
*   Electronics for Imaging, Inc.                                 4,413    136,185       0.0%
#*  Ellie Mae, Inc.                                               1,241    111,628       0.0%
*   Emcore Corp.                                                  2,998     24,734       0.0%
#*  Endurance International Group Holdings, Inc.                 12,979    106,428       0.0%
    Entegris, Inc.                                               18,514    606,333       0.1%
#*  Envestnet, Inc.                                               1,464     78,178       0.0%
*   EPAM Systems, Inc.                                            2,743    250,024       0.0%
*   ePlus, Inc.                                                   2,019    193,016       0.0%
*   Etsy, Inc.                                                    3,013     50,317       0.0%
*   Euronet Worldwide, Inc.                                       5,967    576,651       0.1%
*   ExlService Holdings, Inc.                                     3,595    224,400       0.0%
*   Extreme Networks, Inc.                                        5,582     66,984       0.0%
*   F5 Networks, Inc.                                             1,814    219,984       0.0%
*   Fabrinet                                                      4,399    163,555       0.0%
*   Facebook, Inc. Class A                                       31,771  5,720,686       0.6%
    Fair Isaac Corp.                                              2,048    297,288       0.0%
*   FARO Technologies, Inc.                                       2,355    121,989       0.0%
    Fidelity National Information Services, Inc.                 12,500  1,159,500       0.1%
#*  Finisar Corp.                                                17,677    416,117       0.1%
#*  First Data Corp. Class A                                     13,478    240,043       0.0%
*   First Solar, Inc.                                            10,250    561,905       0.1%
*   Fiserv, Inc.                                                  4,128    534,287       0.1%
*   FleetCor Technologies, Inc.                                   6,337  1,047,316       0.1%
*   Flex, Ltd.                                                   44,706    795,767       0.1%
    FLIR Systems, Inc.                                           15,479    724,727       0.1%
*   FormFactor, Inc.                                              8,951    162,908       0.0%
*   Fortinet, Inc.                                                1,332     52,494       0.0%
*   Frequency Electronics, Inc.                                     400      3,720       0.0%
*   Gartner, Inc.                                                 2,643    331,194       0.0%
    Genpact, Ltd.                                                27,871    848,672       0.1%
    Global Payments, Inc.                                         6,005    624,220       0.1%
#*  Globant SA                                                    2,064     77,854       0.0%
*   Glu Mobile, Inc.                                             11,161     44,756       0.0%
#*  GoDaddy, Inc. Class A                                         3,741    174,705       0.0%
#*  GrubHub, Inc.                                                 4,398    268,366       0.0%
*   GSI Technology, Inc.                                          1,378      9,536       0.0%
*   GTT Communications, Inc.                                      7,469    272,245       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Guidewire Software, Inc.                                       1,814 $   145,084       0.0%
    Hackett Group, Inc. (The)                                      5,170      79,825       0.0%
#*  Harmonic, Inc.                                                12,292      45,480       0.0%
    Hewlett Packard Enterprise Co.                                92,626   1,289,354       0.1%
    HP, Inc.                                                      24,742     533,190       0.1%
*   IAC/InterActiveCorp                                            2,784     359,275       0.0%
*   ID Systems, Inc.                                                 100         745       0.0%
#*  Identiv, Inc.                                                    249         809       0.0%
*   II-VI, Inc.                                                    7,574     342,345       0.0%
#*  Infinera Corp.                                                20,109     168,312       0.0%
*   Innodata, Inc.                                                   700         910       0.0%
*   Insight Enterprises, Inc.                                      4,000     180,200       0.0%
*   Integrated Device Technology, Inc.                             9,293     288,734       0.0%
    Intel Corp.                                                  228,869  10,411,251       1.1%
    InterDigital, Inc.                                             7,021     514,990       0.1%
#*  Internap Corp.                                                 6,300      29,295       0.0%
    International Business Machines Corp.                         20,188   3,110,163       0.3%
    Intuit, Inc.                                                   3,638     549,411       0.1%
*   IPG Photonics Corp.                                            3,208     683,015       0.1%
*   Itron, Inc.                                                    4,749     371,134       0.0%
*   IXYS Corp.                                                     3,718      91,835       0.0%
    j2 Global, Inc.                                                7,233     536,255       0.1%
    Jabil, Inc.                                                   30,506     862,710       0.1%
    Jack Henry & Associates, Inc.                                  2,704     297,792       0.0%
    Juniper Networks, Inc.                                        20,850     517,705       0.1%
*   Kemet Corp.                                                    6,658     171,044       0.0%
*   Key Tronic Corp.                                                 700       5,271       0.0%
*   Keysight Technologies, Inc.                                   14,842     662,992       0.1%
*   Kimball Electronics, Inc.                                      4,412      97,064       0.0%
    KLA-Tencor Corp.                                               5,271     573,959       0.1%
#*  Knowles Corp.                                                 11,605     192,179       0.0%
#*  Kopin Corp.                                                    8,422      29,561       0.0%
*   Kulicke & Soffa Industries, Inc.                              10,924     247,429       0.0%
*   KVH Industries, Inc.                                           2,284      26,380       0.0%
#   Lam Research Corp.                                             7,355   1,534,032       0.2%
*   Lattice Semiconductor Corp.                                    7,554      44,191       0.0%
*   Leaf Group, Ltd.                                               2,563      18,069       0.0%
    Leidos Holdings, Inc.                                          7,825     489,219       0.1%
*   Limelight Networks, Inc.                                      10,418      51,569       0.0%
*   Liquidity Services, Inc.                                       3,459      19,716       0.0%
    Littelfuse, Inc.                                               2,123     443,707       0.1%
    LogMeIn, Inc.                                                  5,186     627,765       0.1%
#*  Lumentum Holdings, Inc.                                        4,456     281,396       0.0%
*   Luxoft Holding, Inc.                                           2,234     103,993       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                      1,566      64,018       0.0%
#*  MagnaChip Semiconductor Corp.                                  3,475      35,966       0.0%
#*  Manhattan Associates, Inc.                                     5,332     223,198       0.0%
*   Marchex, Inc. Class B                                          3,498      10,844       0.0%
    Marvell Technology Group, Ltd.                                22,000     406,340       0.1%
    Mastercard, Inc. Class A                                      14,624   2,175,612       0.2%
#*  Match Group, Inc.                                              2,683      71,743       0.0%
    Maxim Integrated Products, Inc.                                8,182     429,882       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    MAXIMUS, Inc.                                                  9,341 $   620,523       0.1%
*   MaxLinear, Inc.                                                4,497     110,042       0.0%
*   Maxwell Technologies, Inc.                                     1,381       6,656       0.0%
#*  Meet Group, Inc.(The)                                          6,244      21,167       0.0%
#   Mesa Laboratories, Inc.                                          456      72,709       0.0%
    Methode Electronics, Inc.                                      5,545     260,060       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                 3,780     132,035       0.0%
#   Microchip Technology, Inc.                                     3,986     377,873       0.0%
*   Micron Technology, Inc.                                       79,107   3,505,231       0.4%
*   Microsemi Corp.                                               16,067     857,496       0.1%
    Microsoft Corp.                                              142,291  11,835,765       1.2%
*   MicroStrategy, Inc. Class A                                    1,129     149,322       0.0%
    MKS Instruments, Inc.                                          6,036     655,811       0.1%
#*  MoneyGram International, Inc.                                  6,035      93,844       0.0%
    Monolithic Power Systems, Inc.                                 1,440     175,205       0.0%
    Monotype Imaging Holdings, Inc.                                3,918      90,310       0.0%
    Motorola Solutions, Inc.                                       4,108     371,938       0.0%
#   MTS Systems Corp.                                              1,699      88,433       0.0%
*   Nanometrics, Inc.                                              2,275      64,314       0.0%
*   Napco Security Technologies, Inc.                                990      10,049       0.0%
#   National Instruments Corp.                                     9,287     417,915       0.1%
*   NCR Corp.                                                     11,716     375,966       0.0%
#*  NeoPhotonics Corp.                                             3,479      18,126       0.0%
    NetApp, Inc.                                                  18,106     804,269       0.1%
*   NETGEAR, Inc.                                                  4,378     204,234       0.0%
*   Netscout Systems, Inc.                                         8,170     232,028       0.0%
    NIC, Inc.                                                      8,123     138,091       0.0%
*   Novanta, Inc.                                                  3,397     160,678       0.0%
*   Nuance Communications, Inc.                                   25,667     378,332       0.1%
*   Numerex Corp. Class A                                            800       3,192       0.0%
    NVE Corp.                                                        473      40,243       0.0%
    NVIDIA Corp.                                                  17,519   3,623,104       0.4%
#*  Oclaro, Inc.                                                   9,370      77,490       0.0%
*   ON Semiconductor Corp.                                        53,397   1,138,424       0.1%
    Oracle Corp.                                                  65,440   3,330,896       0.4%
*   OSI Systems, Inc.                                              2,000     176,760       0.0%
#*  Palo Alto Networks, Inc.                                         658      96,858       0.0%
*   PAR Technology Corp.                                             700       7,658       0.0%
    Park Electrochemical Corp.                                     2,637      49,787       0.0%
    Paychex, Inc.                                                  6,490     413,997       0.1%
#*  Paycom Software, Inc.                                          3,944     324,197       0.0%
*   Paylocity Holding Corp.                                        1,890     100,945       0.0%
*   PayPal Holdings, Inc.                                         18,991   1,377,987       0.2%
    PC Connection, Inc.                                            3,626      97,902       0.0%
    PC-Tel, Inc.                                                     700       4,655       0.0%
*   PCM, Inc.                                                      1,200      16,860       0.0%
#*  PDF Solutions, Inc.                                            1,468      21,506       0.0%
    Pegasystems, Inc.                                              6,089     354,989       0.0%
*   Perceptron, Inc.                                                 800       6,112       0.0%
*   Perficient, Inc.                                               4,198      81,651       0.0%
*   PFSweb, Inc.                                                   1,937      16,077       0.0%
*   Photronics, Inc.                                               9,051      87,795       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Information Technology -- (Continued)
*   Planet Payment, Inc.                                          6,963 $   31,125       0.0%
    Plantronics, Inc.                                             4,745    215,233       0.0%
*   Plexus Corp.                                                  4,607    283,008       0.0%
    Power Integrations, Inc.                                      1,144     91,920       0.0%
*   PRGX Global, Inc.                                             2,000     15,100       0.0%
    Progress Software Corp.                                       6,127    259,356       0.0%
#*  Proofpoint, Inc.                                                444     41,030       0.0%
*   PTC, Inc.                                                       827     54,954       0.0%
    QAD, Inc. Class A                                             1,197     44,289       0.0%
    QAD, Inc. Class B                                               160      4,720       0.0%
#*  Qorvo, Inc.                                                   6,747    511,490       0.1%
    QUALCOMM, Inc.                                               57,015  2,908,335       0.3%
*   Qualys, Inc.                                                  2,764    146,216       0.0%
*   QuinStreet, Inc.                                              2,573     22,900       0.0%
*   Radisys Corp.                                                 4,051      5,347       0.0%
*   Rambus, Inc.                                                 10,284    151,278       0.0%
*   RealNetworks, Inc.                                            4,961     23,416       0.0%
*   RealPage, Inc.                                                5,963    258,198       0.0%
*   Red Hat, Inc.                                                 3,511    424,234       0.1%
    Reis, Inc.                                                      600     10,950       0.0%
    Richardson Electronics, Ltd.                                    900      5,958       0.0%
*   Rogers Corp.                                                  2,003    304,616       0.0%
*   Rubicon Project, Inc. (The)                                   4,400     15,664       0.0%
*   Rudolph Technologies, Inc.                                    3,503     97,208       0.0%
#   Sabre Corp.                                                  20,968    410,134       0.1%
*   salesforce.com, Inc.                                          2,373    242,853       0.0%
*   Sanmina Corp.                                                10,951    358,371       0.0%
*   ScanSource, Inc.                                              3,455    148,392       0.0%
    Science Applications International Corp.                      2,703    198,238       0.0%
#   Seagate Technology P.L.C.                                     9,931    367,149       0.0%
*   Semtech Corp.                                                 6,833    280,495       0.0%
#*  ServiceNow, Inc.                                              1,346    170,094       0.0%
*   ServiceSource International, Inc.                             4,300     14,964       0.0%
*   Shutterstock, Inc.                                              849     33,103       0.0%
*   Sigma Designs, Inc.                                           4,966     30,044       0.0%
*   Silicon Laboratories, Inc.                                    4,890    464,061       0.1%
*   Silver Spring Networks, Inc.                                  4,978     80,245       0.0%
#   Skyworks Solutions, Inc.                                     17,185  1,956,684       0.2%
*   SMTC Corp.                                                    1,100      1,595       0.0%
*   Sonus Networks, Inc.                                          5,626     43,883       0.0%
#*  Splunk, Inc.                                                    648     43,610       0.0%
#*  Square, Inc. Class A                                          2,000     74,380       0.0%
    SS&C Technologies Holdings, Inc.                             11,139    447,788       0.1%
*   Stamps.com, Inc.                                              1,142    256,265       0.0%
*   StarTek, Inc.                                                 2,316     27,653       0.0%
*   Stratasys, Ltd.                                               7,314    164,711       0.0%
#*  SunPower Corp.                                                9,564     68,096       0.0%
*   Super Micro Computer, Inc.                                    7,085    140,992       0.0%
*   Sykes Enterprises, Inc.                                       5,391    156,016       0.0%
    Symantec Corp.                                               11,114    361,205       0.0%
#*  Synaptics, Inc.                                               4,375    162,400       0.0%
#*  Synchronoss Technologies, Inc.                                4,424     50,124       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Information Technology -- (Continued)
    SYNNEX Corp.                                                  5,549 $  748,449       0.1%
*   Synopsys, Inc.                                                3,583    310,001       0.0%
*   Syntel, Inc.                                                  6,899    161,161       0.0%
    Systemax, Inc.                                                3,556    101,524       0.0%
#*  Tableau Software, Inc. Class A                                1,525    123,662       0.0%
*   Take-Two Interactive Software, Inc.                           4,743    524,813       0.1%
    TE Connectivity, Ltd.                                        17,158  1,560,863       0.2%
*   Tech Data Corp.                                               3,921    363,751       0.0%
*   TechTarget, Inc.                                              3,207     39,959       0.0%
#*  Telaria, Inc.                                                 5,147     23,110       0.0%
*   Telenav, Inc.                                                 4,400     28,380       0.0%
    TeleTech Holdings, Inc.                                       6,017    250,608       0.0%
#*  Teradata Corp.                                               18,750    627,187       0.1%
    Teradyne, Inc.                                               12,604    540,586       0.1%
    Tessco Technologies, Inc.                                       672     10,752       0.0%
    Texas Instruments, Inc.                                      22,027  2,129,791       0.2%
    TiVo Corp.                                                   14,680    266,442       0.0%
    Total System Services, Inc.                                  12,321    887,728       0.1%
    TransAct Technologies, Inc.                                     400      3,800       0.0%
    Travelport Worldwide, Ltd.                                   11,352    178,113       0.0%
*   Travelzoo                                                     2,000     13,400       0.0%
*   Trimble, Inc.                                                12,142    496,365       0.1%
*   TTM Technologies, Inc.                                       16,342    257,877       0.0%
#*  Twitter, Inc.                                                31,737    654,417       0.1%
#*  Tyler Technologies, Inc.                                        521     92,368       0.0%
#*  Ubiquiti Networks, Inc.                                       4,227    262,835       0.0%
#*  Ultimate Software Group, Inc. (The)                             302     61,182       0.0%
*   Ultra Clean Holdings, Inc.                                    4,387    111,956       0.0%
#*  Unisys Corp.                                                  3,288     28,770       0.0%
#   Universal Display Corp.                                       1,975    289,337       0.0%
#*  Vantiv, Inc. Class A                                          5,840    408,800       0.1%
*   VASCO Data Security International, Inc.                       4,122     56,059       0.0%
*   Veeco Instruments, Inc.                                       7,204    130,032       0.0%
*   VeriFone Systems, Inc.                                       10,890    207,781       0.0%
*   Verint Systems, Inc.                                          5,688    240,034       0.0%
#*  VeriSign, Inc.                                                2,472    265,789       0.0%
    Versum Materials, Inc.                                        6,632    279,075       0.0%
#*  ViaSat, Inc.                                                  5,573    362,802       0.0%
*   Viavi Solutions, Inc.                                        22,100    205,088       0.0%
*   Virtusa Corp.                                                 4,283    163,439       0.0%
#   Visa, Inc. Class A                                           33,055  3,635,389       0.4%
#   Vishay Intertechnology, Inc.                                 19,810    440,772       0.1%
*   Vishay Precision Group, Inc.                                    793     19,468       0.0%
#*  VMware, Inc. Class A                                            640     76,602       0.0%
    Wayside Technology Group, Inc.                                  200      2,770       0.0%
*   Web.com Group, Inc.                                          10,610    255,701       0.0%
    Western Digital Corp.                                        17,571  1,568,563       0.2%
#   Western Union Co. (The)                                      16,348    324,671       0.0%
#*  WEX, Inc.                                                     4,746    586,558       0.1%
#*  Workday, Inc. Class A                                           792     87,904       0.0%
*   Xcerra Corp.                                                  6,903     67,995       0.0%
#   Xilinx, Inc.                                                  6,896    508,166       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Information Technology -- (Continued)
*   XO Group, Inc.                                                2,507 $     50,040       0.0%
    Xperi Corp.                                                   4,783      110,009       0.0%
    YuMe, Inc.                                                    3,100       13,020       0.0%
#*  Zebra Technologies Corp. Class A                              6,818      790,820       0.1%
*   Zedge, Inc. Class B                                           1,022        2,984       0.0%
*   Zillow Group, Inc. Class A                                    4,406      182,012       0.0%
#*  Zillow Group, Inc. Class C                                    5,237      216,183       0.0%
*   Zix Corp.                                                     5,219       25,312       0.0%
*   Zynga, Inc. Class A                                          85,388      333,013       0.0%
                                                                        ------------      ----
Total Information Technology                                             193,318,437      20.0%
                                                                        ------------      ----
Materials -- (4.9%)
    A Schulman, Inc.                                              3,965      155,824       0.0%
*   AdvanSix, Inc.                                                5,953      275,445       0.0%
#*  AgroFresh Solutions, Inc.                                     3,300       19,470       0.0%
    Air Products & Chemicals, Inc.                                3,844      612,849       0.1%
#*  AK Steel Holding Corp.                                       19,466       89,349       0.0%
#   Albemarle Corp.                                               2,827      398,296       0.1%
*   Alcoa Corp.                                                  13,835      661,036       0.1%
#*  Allegheny Technologies, Inc.                                  6,966      175,404       0.0%
    American Vanguard Corp.                                       4,707      105,908       0.0%
    Ampco-Pittsburgh Corp.                                        1,853       30,667       0.0%
#   AptarGroup, Inc.                                              9,367      815,585       0.1%
    Ashland Global Holdings, Inc.                                 6,084      413,590       0.1%
    Avery Dennison Corp.                                          2,953      313,520       0.0%
*   Axalta Coating Systems, Ltd.                                  7,863      261,445       0.0%
    Balchem Corp.                                                 4,088      344,578       0.0%
#   Ball Corp.                                                   24,565    1,054,575       0.1%
    Bemis Co., Inc.                                              15,144      681,783       0.1%
*   Berry Global Group, Inc.                                      6,533      388,387       0.0%
*   Boise Cascade Co.                                             4,911      174,095       0.0%
    Cabot Corp.                                                   8,705      530,657       0.1%
    Calgon Carbon Corp.                                           6,420      139,314       0.0%
    Carpenter Technology Corp.                                    7,433      370,089       0.0%
    Celanese Corp. Series A                                      12,149    1,267,262       0.1%
*   Century Aluminum Co.                                         11,382      159,348       0.0%
    CF Industries Holdings, Inc.                                 17,643      670,081       0.1%
    Chase Corp.                                                   1,440      171,000       0.0%
    Chemours Co. (The)                                           10,661      603,519       0.1%
*   Clearwater Paper Corp.                                        3,333      153,818       0.0%
#*  Cleveland-Cliffs, Inc.                                       27,638      164,722       0.0%
*   Coeur Mining, Inc.                                           19,559      148,453       0.0%
    Commercial Metals Co.                                        17,182      334,705       0.0%
#   Compass Minerals International, Inc.                          5,141      337,250       0.0%
    Core Molding Technologies, Inc.                               1,483       34,420       0.0%
*   Crown Holdings, Inc.                                          4,311      259,393       0.0%
    Deltic Timber Corp.                                             982       90,943       0.0%
    Domtar Corp.                                                  9,652      456,733       0.1%
    DowDuPont, Inc.                                              51,129    3,697,138       0.4%
    Eagle Materials, Inc.                                         5,490      579,579       0.1%
    Eastman Chemical Co.                                         11,263    1,022,793       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Materials -- (Continued)
    Ecolab, Inc.                                                   4,392 $  573,859       0.1%
*   Ferro Corp.                                                   14,950    356,109       0.0%
    Ferroglobe P.L.C.                                             21,032    336,302       0.0%
#*  Flotek Industries, Inc.                                        3,205     15,769       0.0%
    FMC Corp.                                                      6,076    564,217       0.1%
*   Freeport-McMoRan, Inc.                                       126,692  1,771,154       0.2%
    Friedman Industries, Inc.                                        400      2,368       0.0%
    FutureFuel Corp.                                               5,733     87,027       0.0%
*   GCP Applied Technologies, Inc.                                10,675    312,244       0.0%
#   Gold Resource Corp.                                            7,506     27,247       0.0%
    Graphic Packaging Holding Co.                                 58,023    898,776       0.1%
    Greif, Inc. Class A                                            5,069    281,482       0.0%
    Greif, Inc. Class B                                            1,804    113,381       0.0%
    Hawkins, Inc.                                                  1,217     46,368       0.0%
    Haynes International, Inc.                                     1,816     64,795       0.0%
    HB Fuller Co.                                                  7,401    420,895       0.1%
    Hecla Mining Co.                                              59,393    280,335       0.0%
    Huntsman Corp.                                                41,173  1,318,359       0.1%
*   Ingevity Corp.                                                 5,142    366,265       0.0%
    Innophos Holdings, Inc.                                        2,975    145,567       0.0%
    Innospec, Inc.                                                 2,796    172,933       0.0%
    International Flavors & Fragrances, Inc.                       2,112    311,351       0.0%
    International Paper Co.                                        9,199    526,827       0.1%
#*  Intrepid Potash, Inc.                                         24,709     99,330       0.0%
    Kaiser Aluminum Corp.                                          1,125    111,578       0.0%
    KapStone Paper and Packaging Corp.                            18,118    406,930       0.1%
    KMG Chemicals, Inc.                                            2,571    141,739       0.0%
*   Koppers Holdings, Inc.                                         2,199    106,761       0.0%
*   Kraton Corp.                                                   5,652    277,118       0.0%
    Kronos Worldwide, Inc.                                        11,641    306,275       0.0%
*   Louisiana-Pacific Corp.                                       20,392    554,255       0.1%
#*  LSB Industries, Inc.                                           2,432     18,362       0.0%
    LyondellBasell Industries NV Class A                           6,834    707,524       0.1%
    Martin Marietta Materials, Inc.                                2,963    642,527       0.1%
    Materion Corp.                                                 2,500    128,375       0.0%
    Mercer International, Inc.                                     8,133    119,555       0.0%
    Monsanto Co.                                                   6,200    750,820       0.1%
    Mosaic Co. (The)                                              14,150    316,111       0.0%
    Myers Industries, Inc.                                         8,723    188,417       0.0%
    Neenah Paper, Inc.                                             3,401    295,207       0.0%
    NewMarket Corp.                                                  868    347,539       0.0%
    Newmont Mining Corp.                                          33,786  1,221,702       0.1%
    Nucor Corp.                                                   19,830  1,146,769       0.1%
    Olin Corp.                                                    21,720    793,432       0.1%
    Olympic Steel, Inc.                                            1,248     23,562       0.0%
*   OMNOVA Solutions, Inc.                                         6,502     71,847       0.0%
*   Owens-Illinois, Inc.                                          15,166    362,316       0.0%
    Packaging Corp. of America                                     4,761    553,561       0.1%
    PH Glatfelter Co.                                              5,939    124,481       0.0%
*   Platform Specialty Products Corp.                             31,580    337,906       0.0%
    PolyOne Corp.                                                 14,047    647,145       0.1%
    PPG Industries, Inc.                                           5,117    594,800       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Materials -- (Continued)
    Praxair, Inc.                                                 4,738 $   692,317       0.1%
    Quaker Chemical Corp.                                         1,334     207,197       0.0%
#   Rayonier Advanced Materials, Inc.                             9,093     130,666       0.0%
#*  Real Industry, Inc.                                           3,947       6,907       0.0%
    Reliance Steel & Aluminum Co.                                 8,348     641,460       0.1%
*   Resolute Forest Products, Inc.                                5,643      33,576       0.0%
    Royal Gold, Inc.                                              6,438     541,500       0.1%
    RPM International, Inc.                                      13,133     700,383       0.1%
*   Ryerson Holding Corp.                                         2,729      24,015       0.0%
    Schnitzer Steel Industries, Inc. Class A                      3,400     100,130       0.0%
#   Scotts Miracle-Gro Co. (The)                                  5,726     570,424       0.1%
#   Sealed Air Corp.                                             15,645     691,978       0.1%
    Sensient Technologies Corp.                                   3,698     281,233       0.0%
    Sherwin-Williams Co. (The)                                    1,169     461,930       0.1%
    Silgan Holdings, Inc.                                        15,910     465,367       0.1%
    Sonoco Products Co.                                          16,255     841,846       0.1%
#   Southern Copper Corp.                                         1,732      74,389       0.0%
    Steel Dynamics, Inc.                                         18,624     692,999       0.1%
    Stepan Co.                                                    3,278     261,781       0.0%
*   Summit Materials, Inc. Class A                               11,614     364,680       0.0%
*   SunCoke Energy, Inc.                                         13,379     148,373       0.0%
    Synalloy Corp.                                                  498       7,121       0.0%
#*  TimkenSteel Corp.                                             8,276     115,864       0.0%
*   Trecora Resources                                             2,437      29,610       0.0%
    Tredegar Corp.                                                3,599      69,641       0.0%
    Trinseo SA                                                    7,041     499,911       0.1%
    Tronox, Ltd. Class A                                          9,511     251,756       0.0%
*   UFP Technologies, Inc.                                        1,356      41,833       0.0%
    United States Lime & Minerals, Inc.                             600      54,510       0.0%
    United States Steel Corp.                                    16,341     413,754       0.1%
#*  Universal Stainless & Alloy Products, Inc.                      900      18,450       0.0%
#*  US Concrete, Inc.                                             2,301     179,938       0.0%
    Valvoline, Inc.                                              12,305     295,566       0.0%
    Vulcan Materials Co.                                          5,752     700,306       0.1%
    Westlake Chemical Corp.                                       3,927     333,442       0.0%
    WestRock Co.                                                 15,676     961,409       0.1%
    Worthington Industries, Inc.                                  9,342     425,061       0.1%
    WR Grace & Co.                                                5,203     397,977       0.1%
                                                                        -----------       ---
Total Materials                                                          51,281,897       5.3%
                                                                        -----------       ---
Real Estate -- (0.5%)
    Alexander & Baldwin, Inc.                                     7,867     355,903       0.1%
*   Altisource Asset Management Corp.                                75       6,328       0.0%
*   Altisource Portfolio Solutions SA                             1,456      37,623       0.0%
*   CBRE Group, Inc. Class A                                     32,748   1,287,651       0.1%
    Consolidated-Tomoka Land Co.                                    400      23,408       0.0%
#*  Forestar Group, Inc.                                            569      10,128       0.0%
*   FRP Holdings, Inc.                                            1,138      50,470       0.0%
    Griffin Industrial Realty, Inc.                                 375      13,913       0.0%
    HFF, Inc. Class A                                             8,045     352,854       0.0%
*   Howard Hughes Corp. (The)                                     3,644     465,084       0.1%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Real Estate -- (Continued)
    Jones Lang LaSalle, Inc.                                       5,667 $   733,820       0.1%
#   Kennedy-Wilson Holdings, Inc.                                 11,213     218,093       0.0%
*   Marcus & Millichap, Inc.                                       7,113     202,151       0.0%
    RE/MAX Holdings, Inc. Class A                                  2,161     143,706       0.0%
#   Realogy Holdings Corp.                                        20,240     654,359       0.1%
    RMR Group, Inc. (The) Class A                                  3,242     170,043       0.0%
#*  St Joe Co. (The)                                               6,481     115,362       0.0%
    Stratus Properties, Inc.                                         889      26,448       0.0%
#*  Tejon Ranch Co.                                                3,235      60,980       0.0%
                                                                         -----------       ---
Total Real Estate                                                          4,928,324       0.5%
                                                                         -----------       ---
Telecommunication Services -- (2.2%)
*   Alaska Communications Systems Group, Inc.                      2,160       5,270       0.0%
    AT&T, Inc.                                                   375,645  12,640,454       1.3%
    ATN International, Inc.                                        2,046     111,077       0.0%
*   Boingo Wireless, Inc.                                          8,791     205,534       0.0%
#   CenturyLink, Inc.                                             56,252   1,068,226       0.1%
*   Cincinnati Bell, Inc.                                          4,288      81,901       0.0%
#   Cogent Communications Holdings, Inc.                           4,613     248,641       0.0%
    Consolidated Communications Holdings, Inc.                    14,555     279,019       0.0%
#   Frontier Communications Corp.                                  3,122      37,807       0.0%
*   General Communication, Inc. Class A                            5,129     209,725       0.0%
*   Hawaiian Telcom Holdco, Inc.                                   1,165      35,125       0.0%
    IDT Corp. Class B                                              3,759      49,544       0.0%
*   Intelsat SA                                                    5,585      24,295       0.0%
#*  Iridium Communications, Inc.                                   4,837      58,044       0.0%
*   Level 3 Communications, Inc.                                   9,472     507,983       0.1%
*   Lumos Networks Corp.                                           3,100      55,676       0.0%
*   ORBCOMM, Inc.                                                  6,642      75,121       0.0%
    Shenandoah Telecommunications Co.                             10,249     389,462       0.1%
    Spok Holdings, Inc.                                            2,587      43,850       0.0%
#*  Sprint Corp.                                                  65,319     427,186       0.1%
*   T-Mobile US, Inc.                                             16,007     956,738       0.1%
    Telephone & Data Systems, Inc.                                12,505     364,521       0.1%
*   United States Cellular Corp.                                   2,520      92,207       0.0%
    Verizon Communications, Inc.                                  91,738   4,391,498       0.5%
*   Vonage Holdings Corp.                                         28,743     233,681       0.0%
#   Windstream Holdings, Inc.                                     22,606      42,499       0.0%
*   Zayo Group Holdings, Inc.                                      8,103     292,194       0.0%
                                                                         -----------       ---
Total Telecommunication Services                                          22,927,278       2.4%
                                                                         -----------       ---
Utilities -- (2.1%)
    AES Corp.                                                     15,048     159,960       0.0%
    ALLETE, Inc.                                                   2,920     228,782       0.0%
#   Alliant Energy Corp.                                           6,043     261,420       0.0%
    Ameren Corp.                                                   5,393     334,312       0.1%
    American Electric Power Co., Inc.                              6,201     461,416       0.1%
    American States Water Co.                                      3,510     188,662       0.0%
    American Water Works Co., Inc.                                 3,782     331,908       0.1%
    Aqua America, Inc.                                            10,499     372,505       0.1%
    Artesian Resources Corp. Class A                                 900      36,558       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Utilities -- (Continued)
*   Atlantic Power Corp.                                         16,242 $   39,793       0.0%
    Atlantica Yield PLC                                          10,293    230,357       0.0%
    Atmos Energy Corp.                                            2,979    259,888       0.0%
#   Avangrid, Inc.                                                2,475    128,032       0.0%
#   Avista Corp.                                                  5,597    292,387       0.0%
#   Black Hills Corp.                                             3,822    249,424       0.0%
    California Water Service Group                                4,696    197,232       0.0%
*   Calpine Corp.                                                66,007    986,145       0.1%
    CenterPoint Energy, Inc.                                     10,648    314,968       0.0%
    Chesapeake Utilities Corp.                                    1,546    124,530       0.0%
    CMS Energy Corp.                                              6,842    330,948       0.1%
    Connecticut Water Service, Inc.                               1,334     82,735       0.0%
    Consolidated Edison, Inc.                                     3,460    297,733       0.0%
    Consolidated Water Co., Ltd.                                    959     11,796       0.0%
    Dominion Energy, Inc.                                         7,336    595,243       0.1%
    DTE Energy Co.                                                4,058    448,247       0.1%
    Duke Energy Corp.                                             8,250    728,557       0.1%
*   Dynegy, Inc.                                                 22,666    282,192       0.0%
    Edison International                                          3,944    315,323       0.0%
    El Paso Electric Co.                                          4,523    260,072       0.0%
    Entergy Corp.                                                 4,352    375,404       0.1%
#   Eversource Energy                                             7,181    449,818       0.1%
    Exelon Corp.                                                 10,499    422,165       0.1%
#   FirstEnergy Corp.                                             9,736    320,801       0.1%
    Genie Energy, Ltd. Class B                                    1,601      9,158       0.0%
    Great Plains Energy, Inc.                                     5,224    171,504       0.0%
#   Hawaiian Electric Industries, Inc.                            7,445    271,445       0.0%
    IDACORP, Inc.                                                 3,064    281,980       0.0%
    MDU Resources Group, Inc.                                    11,624    317,916       0.1%
    MGE Energy, Inc.                                              3,252    214,795       0.0%
    Middlesex Water Co.                                           1,938     84,264       0.0%
#   National Fuel Gas Co.                                         4,885    283,574       0.0%
    New Jersey Resources Corp.                                    5,510    244,919       0.0%
    NextEra Energy, Inc.                                          5,501    853,040       0.1%
    NiSource, Inc.                                               10,542    277,993       0.0%
    Northwest Natural Gas Co.                                     2,532    167,998       0.0%
    NorthWestern Corp.                                            4,502    266,879       0.0%
    NRG Energy, Inc.                                             45,074  1,126,850       0.1%
    NRG Yield, Inc. Class A                                       1,604     29,433       0.0%
    NRG Yield, Inc. Class C                                       6,103    113,516       0.0%
    OGE Energy Corp.                                              5,000    184,200       0.0%
    ONE Gas, Inc.                                                 3,374    259,731       0.0%
    Ormat Technologies, Inc.                                      6,540    424,642       0.1%
    Otter Tail Corp.                                              3,697    169,877       0.0%
    Pattern Energy Group, Inc.                                    8,594    198,264       0.0%
    PG&E Corp.                                                    5,726    330,791       0.1%
    Pinnacle West Capital Corp.                                   2,439    213,925       0.0%
    PNM Resources, Inc.                                           4,758    206,497       0.0%
    Portland General Electric Co.                                 5,000    238,700       0.0%
    PPL Corp.                                                     8,059    302,696       0.0%
    Public Service Enterprise Group, Inc.                         5,117    251,756       0.0%
    RGC Resources, Inc.                                             150      4,363       0.0%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS**
                                                                         --------- -------------- ---------------
Utilities -- (Continued)
            SCANA Corp.                                                      2,829 $      122,043        0.0%
            Sempra Energy                                                    2,713        318,777        0.1%
            SJW Corp.                                                        1,848        109,605        0.0%
            South Jersey Industries, Inc.                                    7,713        262,011        0.0%
            Southern Co. (The)                                              11,106        579,733        0.1%
            Southwest Gas Holdings, Inc.                                     2,701        222,535        0.0%
#           Spark Energy, Inc. Class A                                       1,000         14,000        0.0%
            Spire, Inc.                                                      3,100        244,745        0.0%
            UGI Corp.                                                        5,579        267,011        0.0%
            Unitil Corp.                                                     1,532         79,664        0.0%
            Vectren Corp.                                                    4,544        309,628        0.0%
#           WEC Energy Group, Inc.                                           6,129        413,033        0.1%
            Westar Energy, Inc.                                              5,593        299,114        0.0%
            WGL Holdings, Inc.                                               3,001        257,186        0.0%
            Xcel Energy, Inc.                                                8,217        406,906        0.1%
            York Water Co. (The)                                             1,162         40,902        0.0%
                                                                                   --------------      -----
Total Utilities                                                                        21,566,912        2.2%
                                                                                   --------------      -----
TOTAL COMMON STOCKS                                                                   964,561,750       99.6%
                                                                                   --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                               2,300          7,751        0.0%
(degrees)*  Media General, Inc. Contingent Value Rights                     13,638          1,364        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                        11,539         11,711        0.0%
(degrees)*  Safeway PDC, LLC Contingent Value Rights                        11,539              3        0.0%
                                                                                   --------------      -----
TOTAL RIGHTS/WARRANTS                                                                      20,829        0.0%
                                                                                   --------------      -----
TOTAL INVESTMENT SECURITIES                                                           964,582,579
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               8,336,507      8,336,507        0.9%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (7.3%)
(S)@        DFA Short Term Investment Fund                               6,660,492     77,068,554        7.9%
                                                                                   --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $761,981,724)                                  $1,049,987,640      108.4%
                                                                                   ==============      =====

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
-                               -----------------------------------------------
                                  LEVEL 1      LEVEL 2   LEVEL 3     TOTAL
-                               ------------ ----------- ------- --------------
Common Stocks
   Consumer Discretionary       $153,619,098          --   --    $  153,619,098
   Consumer Staples               49,492,247          --   --        49,492,247
   Energy                         62,303,338          --   --        62,303,338
   Financials                    204,104,451          --   --       204,104,451
   Health Care                    69,109,138          --   --        69,109,138
   Industrials                   131,910,630          --   --       131,910,630
   Information Technology        193,318,437          --   --       193,318,437
   Materials                      51,281,897          --   --        51,281,897
   Real Estate                     4,928,324          --   --         4,928,324
   Telecommunication Services     22,927,278          --   --        22,927,278
   Utilities                      21,566,912          --   --        21,566,912
Rights/Warrants                           -- $    20,829   --            20,829
Temporary Cash Investments         8,336,507          --   --         8,336,507
Securities Lending Collateral             --  77,068,554   --        77,068,554
                                ------------ -----------   --    --------------
TOTAL                           $972,898,257 $77,089,383   --    $1,049,987,640
                                ============ ===========   ==    ==============

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
COMMON STOCKS -- (93.8%)
Consumer Discretionary -- (15.8%)
*   1-800-Flowers.com, Inc. Class A                               4,534 $    42,620       0.0%
    A.H. Belo Corp. Class A                                         200         970       0.0%
    Aaron's, Inc.                                                 8,552     314,714       0.0%
    Abercrombie & Fitch Co. Class A                              10,569     141,942       0.0%
    Adient P.L.C.                                                 3,735     315,085       0.0%
    Advance Auto Parts, Inc.                                      4,271     349,112       0.0%
*   Amazon.com, Inc.                                             26,376  29,152,865       2.5%
#   AMC Entertainment Holdings, Inc. Class A                      7,693     106,933       0.0%
#*  AMC Networks, Inc. Class A                                    6,839     347,968       0.0%
*   America's Car-Mart, Inc.                                        715      30,638       0.0%
*   American Axle & Manufacturing Holdings, Inc.                  6,624     117,841       0.0%
    American Eagle Outfitters, Inc.                              25,036     325,969       0.0%
#*  American Outdoor Brands Corp.                                 7,290     104,466       0.0%
    Aramark                                                      14,115     616,684       0.1%
    Ark Restaurants Corp.                                           500      12,000       0.0%
*   Asbury Automotive Group, Inc.                                 3,130     192,182       0.0%
#*  Ascena Retail Group, Inc.                                    16,055      31,147       0.0%
*   Ascent Capital Group, Inc. Class A                              595       6,694       0.0%
#   Autoliv, Inc.                                                 8,838   1,103,513       0.1%
#*  AutoNation, Inc.                                             15,342     727,211       0.1%
#*  AutoZone, Inc.                                                1,069     630,175       0.1%
#*  AV Homes, Inc.                                                2,224      37,030       0.0%
*   Ballantyne Strong, Inc.                                       1,448       9,219       0.0%
*   Barnes & Noble Education, Inc.                                6,482      35,327       0.0%
    Barnes & Noble, Inc.                                          2,178      15,246       0.0%
    Bassett Furniture Industries, Inc.                            1,000      38,800       0.0%
#   Beasley Broadcast Group, Inc. Class A                         1,101      10,404       0.0%
*   Beazer Homes USA, Inc.                                        6,286     131,880       0.0%
#   Bed Bath & Beyond, Inc.                                      12,800     254,720       0.0%
    Best Buy Co., Inc.                                           41,118   2,301,786       0.2%
#   Big 5 Sporting Goods Corp.                                    2,727      17,316       0.0%
    Big Lots, Inc.                                                4,463     228,997       0.0%
*   Biglari Holdings, Inc.                                          112      40,033       0.0%
*   BJ's Restaurants, Inc.                                        1,890      59,913       0.0%
    Bloomin' Brands, Inc.                                        11,210     199,314       0.0%
#*  Bojangles', Inc.                                              4,011      49,135       0.0%
#*  Boot Barn Holdings, Inc.                                      1,500      12,345       0.0%
    BorgWarner, Inc.                                             13,623     718,205       0.1%
#   Brinker International, Inc.                                   4,620     141,926       0.0%
    Brunswick Corp.                                              12,254     620,665       0.1%
#   Buckle, Inc. (The)                                              733      12,058       0.0%
#*  Buffalo Wild Wings, Inc.                                      1,076     127,183       0.0%
*   Build-A-Bear Workshop, Inc.                                   1,300      10,140       0.0%
*   Burlington Stores, Inc.                                       3,451     324,014       0.0%
    Cable One, Inc.                                                 997     707,681       0.1%
#   CalAtlantic Group, Inc.                                      22,590   1,114,591       0.1%
    Caleres, Inc.                                                 4,938     134,956       0.0%
    Callaway Golf Co.                                            10,783     155,599       0.0%
*   Cambium Learning Group, Inc.                                  3,100      18,972       0.0%
#*  CarMax, Inc.                                                 19,582   1,470,608       0.1%
*   Carrols Restaurant Group, Inc.                                4,467      50,254       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Carter's, Inc.                                                 7,515 $   726,926       0.1%
    Cato Corp. (The) Class A                                       2,771      35,635       0.0%
*   Cavco Industries, Inc.                                         1,878     294,658       0.0%
    CBS Corp. Class B                                             27,713   1,555,254       0.1%
    CBS Corp. Class A                                                482      27,392       0.0%
*   Century Casinos, Inc.                                          1,500      12,375       0.0%
*   Century Communities, Inc.                                      3,614     103,180       0.0%
*   Charter Communications, Inc. Class A                          12,376   4,135,688       0.4%
#   Cheesecake Factory, Inc. (The)                                 4,899     219,181       0.0%
*   Cherokee, Inc.                                                 1,276       2,871       0.0%
    Chico's FAS, Inc.                                             16,368     130,780       0.0%
#   Children's Place, Inc. (The)                                   2,479     269,715       0.0%
#*  Chipotle Mexican Grill, Inc.                                     607     165,043       0.0%
*   Chuy's Holdings, Inc.                                          1,407      31,657       0.0%
#   Cinemark Holdings, Inc.                                       17,579     638,821       0.1%
    Citi Trends, Inc.                                              2,012      43,781       0.0%
*   Clarus Corp.                                                   2,100      15,330       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                   6,385      24,263       0.0%
    Collectors Universe, Inc.                                        906      22,433       0.0%
    Columbia Sportswear Co.                                       11,309     705,455       0.1%
    Comcast Corp. Class A                                        358,130  12,903,424       1.1%
#*  Conn's, Inc.                                                     165       5,074       0.0%
*   Cooper-Standard Holdings, Inc.                                 1,318     146,931       0.0%
#   Cracker Barrel Old Country Store, Inc.                         2,393     373,619       0.0%
*   Crocs, Inc.                                                    3,787      38,627       0.0%
    CSS Industries, Inc.                                             242       7,255       0.0%
    Culp, Inc.                                                       882      27,959       0.0%
#*  Daily Journal Corp.                                              490     113,729       0.0%
    Dana, Inc.                                                    13,204     402,590       0.0%
*   Dave & Buster's Entertainment, Inc.                            4,837     233,143       0.0%
*   Deckers Outdoor Corp.                                          4,504     307,353       0.0%
*   Del Frisco's Restaurant Group, Inc.                            1,909      26,535       0.0%
*   Del Taco Restaurants, Inc.                                     3,674      46,623       0.0%
    Delphi Automotive P.L.C.                                      14,534   1,444,389       0.1%
*   Delta Apparel, Inc.                                              231       4,835       0.0%
*   Denny's Corp.                                                  6,766      88,432       0.0%
#*  Destination XL Group, Inc.                                     3,519       7,038       0.0%
#   Dick's Sporting Goods, Inc.                                    8,196     200,556       0.0%
#   Dillard's, Inc. Class A                                        3,924     199,339       0.0%
#   DineEquity, Inc.                                               2,045      97,362       0.0%
#*  Discovery Communications, Inc. Class A                        30,230     570,742       0.1%
*   Discovery Communications, Inc. Class C                        44,085     785,154       0.1%
*   DISH Network Corp. Class A                                    14,438     700,821       0.1%
    Dollar General Corp.                                          21,042   1,701,035       0.2%
*   Dollar Tree, Inc.                                             19,574   1,786,127       0.2%
#   Domino's Pizza, Inc.                                           2,768     506,544       0.1%
*   Dorman Products, Inc.                                          2,053     141,883       0.0%
    DR Horton, Inc.                                               46,021   2,034,588       0.2%
#   Drive Shack, Inc.                                             10,475      38,234       0.0%
#   DSW, Inc. Class A                                             12,830     245,694       0.0%
#   Dunkin' Brands Group, Inc.                                    14,723     869,688       0.1%
*   El Pollo Loco Holdings, Inc.                                   1,700      19,550       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Eldorado Resorts, Inc.                                         3,223 $    82,831       0.0%
#   Entercom Communications Corp. Class A                          5,908      65,283       0.0%
    Entravision Communications Corp. Class A                      13,516      70,283       0.0%
    Escalade, Inc.                                                 1,044      12,893       0.0%
    Ethan Allen Interiors, Inc.                                    3,084      91,749       0.0%
*   EW Scripps Co. (The) Class A                                  13,731     238,096       0.0%
    Expedia, Inc.                                                  5,053     629,907       0.1%
*   Express, Inc.                                                  2,351      15,916       0.0%
#*  Fiesta Restaurant Group, Inc.                                  2,341      38,744       0.0%
#   Finish Line, Inc. (The) Class A                                4,376      40,566       0.0%
*   Five Below, Inc.                                               8,433     465,923       0.1%
    Flexsteel Industries, Inc.                                       561      28,201       0.0%
#   Foot Locker, Inc.                                              7,676     230,894       0.0%
    Ford Motor Co.                                               207,267   2,543,166       0.2%
#*  Fossil Group, Inc.                                             6,182      48,714       0.0%
*   Fox Factory Holding Corp.                                      3,872     164,754       0.0%
*   Francesca's Holdings Corp.                                     5,663      36,640       0.0%
#   Fred's, Inc. Class A                                           4,728      20,850       0.0%
*   FTD Cos., Inc.                                                 3,046      32,897       0.0%
*   G-III Apparel Group, Ltd.                                      6,454     163,544       0.0%
#   GameStop Corp. Class A                                        18,630     348,195       0.0%
    Gannett Co., Inc.                                             12,314     107,132       0.0%
#   Gap, Inc. (The)                                               50,033   1,300,358       0.1%
#   Garmin, Ltd.                                                  12,115     685,830       0.1%
    General Motors Co.                                            49,214   2,115,218       0.2%
*   Genesco, Inc.                                                  2,582      63,259       0.0%
    Gentex Corp.                                                  26,758     519,373       0.1%
*   Gentherm, Inc.                                                 2,442      81,807       0.0%
    Genuine Parts Co.                                             12,468   1,100,052       0.1%
#*  Global Eagle Entertainment, Inc.                               2,295       5,577       0.0%
*   Gray Television, Inc.                                         18,195     283,296       0.0%
*   Green Brick Partners, Inc.                                     1,323      14,355       0.0%
    Group 1 Automotive, Inc.                                       2,300     180,711       0.0%
#*  Groupon, Inc.                                                 88,210     420,762       0.0%
#   Guess?, Inc.                                                  13,348     216,371       0.0%
#*  Habit Restaurants, Inc. (The) Class A                          3,908      48,068       0.0%
#   Hanesbrands, Inc.                                             16,792     377,820       0.0%
#   Harley-Davidson, Inc.                                         17,210     814,721       0.1%
    Hasbro, Inc.                                                  11,722   1,085,340       0.1%
    Haverty Furniture Cos., Inc.                                   2,689      64,133       0.0%
*   Helen of Troy, Ltd.                                            2,970     275,913       0.0%
#*  Hemisphere Media Group, Inc.                                   1,000      12,200       0.0%
#*  Hibbett Sports, Inc.                                             200       2,560       0.0%
    Home Depot, Inc. (The)                                        64,094  10,625,503       0.9%
    Hooker Furniture Corp.                                           800      37,920       0.0%
#*  Horizon Global Corp.                                           1,167      18,940       0.0%
    HSN, Inc.                                                      4,143     156,191       0.0%
*   Hyatt Hotels Corp. Class A                                     1,693     106,083       0.0%
#*  Iconix Brand Group, Inc.                                       7,099      11,642       0.0%
*   IMAX Corp.                                                     3,333      80,825       0.0%
*   Installed Building Products, Inc.                              6,686     466,014       0.1%
#   International Game Technology P.L.C.                          14,669     344,721       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
    Interpublic Group of Cos., Inc. (The)                        57,504 $1,106,952       0.1%
#*  iRobot Corp.                                                  2,559    171,939       0.0%
*   J Alexander's Holdings, Inc.                                    942      9,891       0.0%
    Jack in the Box, Inc.                                         2,744    284,031       0.0%
#*  JC Penney Co., Inc.                                          25,567     71,588       0.0%
    John Wiley & Sons, Inc. Class A                               6,950    379,817       0.0%
    John Wiley & Sons, Inc. Class B                                 200     10,955       0.0%
    Johnson Outdoors, Inc. Class A                                  569     42,794       0.0%
#   KB Home                                                      20,227    554,827       0.1%
*   Kirkland's, Inc.                                              1,705     19,949       0.0%
#   Kohl's Corp.                                                 14,102    588,900       0.1%
#   L Brands, Inc.                                                8,309    357,619       0.0%
    La-Z-Boy, Inc.                                                5,675    152,941       0.0%
*   Lakeland Industries, Inc.                                     1,175     18,624       0.0%
    Las Vegas Sands Corp.                                        11,842    750,546       0.1%
    LCI Industries                                                2,980    368,924       0.0%
    Lear Corp.                                                    6,090  1,069,343       0.1%
    Lennar Corp. Class A                                         25,690  1,430,162       0.1%
    Lennar Corp. Class B                                          1,425     68,329       0.0%
*   Liberty Broadband Corp. Class A                               1,472    126,901       0.0%
*   Liberty Broadband Corp. Class C                               9,430    823,145       0.1%
*   Liberty Expedia Holdings, Inc. Class A                        1,286     59,285       0.0%
*   Liberty Interactive Corp., QVC Group Class A                 42,490    965,373       0.1%
*   Liberty Media Corp.-Liberty Braves Class A                      527     12,374       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                    1,166     27,529       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A               1,318     47,975       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C               2,915    111,178       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                  5,275    220,020       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                 11,661    485,681       0.1%
    Liberty Tax, Inc.                                             1,115     14,551       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A                    7,801     84,251       0.0%
*   Liberty Ventures Series A                                     6,327    360,386       0.0%
    Lifetime Brands, Inc.                                         1,200     22,380       0.0%
*   Lincoln Educational Services Corp.                            4,082      9,062       0.0%
#*  Lions Gate Entertainment Corp. Class A                       10,294    298,732       0.0%
#*  Lions Gate Entertainment Corp. Class B                       15,238    421,483       0.0%
#   Lithia Motors, Inc. Class A                                   4,989    564,655       0.1%
*   Live Nation Entertainment, Inc.                              22,405    980,891       0.1%
*   LKQ Corp.                                                    28,516  1,074,768       0.1%
    Lowe's Cos., Inc.                                            44,778  3,580,001       0.3%
#*  Lululemon Athletica, Inc.                                    11,124    684,237       0.1%
*   M/I Homes, Inc.                                               4,720    157,648       0.0%
#   Macy's, Inc.                                                 12,191    228,703       0.0%
*   Madison Square Garden Co. (The) Class A                       2,033    452,729       0.1%
*   Malibu Boats, Inc. Class A                                    1,300     40,560       0.0%
    Marine Products Corp.                                         1,421     20,420       0.0%
*   MarineMax, Inc.                                               2,985     55,372       0.0%
#   Mattel, Inc.                                                 22,799    321,922       0.0%
    McDonald's Corp.                                             19,433  3,243,562       0.3%
    MDC Holdings, Inc.                                           11,256    416,922       0.0%
#   Meredith Corp.                                                5,254    278,462       0.0%
*   Meritage Homes Corp.                                          7,013    341,533       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
    MGM Resorts International                                     8,144 $  255,314       0.0%
#*  Michael Kors Holdings, Ltd.                                  12,863    627,843       0.1%
*   Michaels Cos., Inc. (The)                                    18,981    368,611       0.0%
*   Modine Manufacturing Co.                                      3,297     69,402       0.0%
#   Monro, Inc.                                                   3,195    157,673       0.0%
#*  Motorcar Parts of America, Inc.                               1,259     36,398       0.0%
    Movado Group, Inc.                                            2,805     77,698       0.0%
*   MSG Networks, Inc. Class A                                    7,253    125,840       0.0%
#*  Murphy USA, Inc.                                              4,391    326,515       0.0%
*   Nathan's Famous, Inc.                                           200     16,220       0.0%
    National American University Holdings, Inc.                   2,507      3,134       0.0%
    National CineMedia, Inc.                                      8,869     59,688       0.0%
*   Nautilus, Inc.                                                3,718     48,334       0.0%
*   Netflix, Inc.                                                14,967  2,939,968       0.3%
*   New Home Co., Inc. (The)                                        994     11,560       0.0%
    New Media Investment Group, Inc.                              5,943     94,910       0.0%
*   New York & Co., Inc.                                          4,752      8,173       0.0%
    New York Times Co. (The) Class A                             18,700    357,170       0.0%
    Newell Brands, Inc.                                           7,440    303,403       0.0%
    News Corp. Class A                                           17,578    240,115       0.0%
    News Corp. Class B                                            8,570    119,123       0.0%
#   Nexstar Media Group, Inc. Class A                            11,497    733,509       0.1%
#   Nordstrom, Inc.                                              11,382    451,296       0.1%
#   Nutrisystem, Inc.                                             3,326    166,134       0.0%
*   NVR, Inc.                                                       398  1,305,985       0.1%
#*  O'Reilly Automotive, Inc.                                     4,312    909,616       0.1%
    Office Depot, Inc.                                           69,046    214,043       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                         5,971    266,605       0.0%
#   Omnicom Group, Inc.                                          25,573  1,718,250       0.2%
#*  Overstock.com, Inc.                                           3,993    183,279       0.0%
    Oxford Industries, Inc.                                       2,924    188,890       0.0%
#   Papa John's International, Inc.                               3,147    214,153       0.0%
#*  Party City Holdco, Inc.                                       9,088    101,331       0.0%
    Peak Resorts, Inc.                                            1,900      8,740       0.0%
*   Penn National Gaming, Inc.                                    6,814    177,777       0.0%
    Penske Automotive Group, Inc.                                10,995    512,587       0.1%
*   Perry Ellis International, Inc.                               1,100     25,619       0.0%
    PetMed Express, Inc.                                          3,207    113,400       0.0%
    Pier 1 Imports, Inc.                                          9,693     40,323       0.0%
#   Planet Fitness, Inc. Class A                                 10,473    279,001       0.0%
#   Polaris Industries, Inc.                                      9,375  1,110,281       0.1%
    Pool Corp.                                                    3,901    471,163       0.1%
*   Potbelly Corp.                                                1,810     21,811       0.0%
*   Priceline Group, Inc. (The)                                   1,943  3,714,938       0.3%
    PulteGroup, Inc.                                             34,969  1,057,113       0.1%
    PVH Corp.                                                     6,166    781,910       0.1%
    Ralph Lauren Corp.                                            4,776    427,118       0.0%
    RCI Hospitality Holdings, Inc.                                  288      7,934       0.0%
*   Reading International, Inc. Class A                           1,600     25,040       0.0%
*   Red Lion Hotels Corp.                                         1,771     15,585       0.0%
*   Red Robin Gourmet Burgers, Inc.                               1,171     80,096       0.0%
#   Regal Entertainment Group Class A                            13,012    212,746       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
#   Rent-A-Center, Inc.                                           4,988 $   49,581       0.0%
    Ross Stores, Inc.                                            21,062  1,337,226       0.1%
    Ruth's Hospitality Group, Inc.                                4,263     89,949       0.0%
    Saga Communications, Inc. Class A                               369     16,144       0.0%
    Salem Media Group, Inc.                                       1,000      6,400       0.0%
#*  Sally Beauty Holdings, Inc.                                  11,257    194,859       0.0%
    Scholastic Corp.                                              4,418    163,201       0.0%
#*  Scientific Games Corp. Class A                                5,334    253,898       0.0%
    Scripps Networks Interactive, Inc. Class A                   13,906  1,158,092       0.1%
#*  Sequential Brands Group, Inc.                                 2,082      5,413       0.0%
*   ServiceMaster Global Holdings, Inc.                          18,501    871,582       0.1%
#*  Shake Shack, Inc. Class A                                       928     35,227       0.0%
*   Shiloh Industries, Inc.                                       1,200     11,136       0.0%
    Shoe Carnival, Inc.                                           2,176     40,844       0.0%
*   Shutterfly, Inc.                                              3,565    152,225       0.0%
#   Signet Jewelers, Ltd.                                         6,209    407,124       0.0%
#   Sinclair Broadcast Group, Inc. Class A                       19,131    606,453       0.1%
#   Sirius XM Holdings, Inc.                                     85,729    466,366       0.1%
#   Six Flags Entertainment Corp.                                 4,957    311,250       0.0%
*   Skechers U.S.A., Inc. Class A                                15,176    484,418       0.1%
    Sleep Number Corp.                                            5,045    163,962       0.0%
#   Sonic Automotive, Inc. Class A                                1,600     31,760       0.0%
#   Sonic Corp.                                                   3,600     91,440       0.0%
*   Sotheby's                                                     5,037    261,017       0.0%
    Speedway Motorsports, Inc.                                    2,775     55,361       0.0%
    Standard Motor Products, Inc.                                 1,900     82,973       0.0%
    Starbucks Corp.                                              45,283  2,483,320       0.2%
#   Stein Mart, Inc.                                              5,735      6,136       0.0%
*   Steven Madden, Ltd.                                           8,860    345,540       0.0%
*   Stoneridge, Inc.                                              2,300     52,302       0.0%
#   Sturm Ruger & Co., Inc.                                       2,289    113,420       0.0%
    Superior Uniform Group, Inc.                                    923     21,663       0.0%
*   Tandy Leather Factory, Inc.                                   1,562     12,262       0.0%
    Tapestry, Inc.                                               25,161    975,492       0.1%
#   Target Corp.                                                 37,908  2,238,088       0.2%
*   Taylor Morrison Home Corp. Class A                           16,866    407,314       0.0%
    TEGNA, Inc.                                                  44,398    542,988       0.1%
#*  Tempur Sealy International, Inc.                              6,815    445,497       0.1%
    Tenneco, Inc.                                                 4,755    276,313       0.0%
#*  Tesla, Inc.                                                   2,387    791,362       0.1%
    Texas Roadhouse, Inc.                                         7,283    364,223       0.0%
    Thor Industries, Inc.                                         6,707    913,628       0.1%
    Tiffany & Co.                                                10,207    955,579       0.1%
    Tile Shop Holdings, Inc.                                      5,547     47,427       0.0%
    Tilly's, Inc. Class A                                           804      9,576       0.0%
    Time Warner, Inc.                                            48,537  4,770,702       0.4%
    Time, Inc.                                                   13,525    156,890       0.0%
    TJX Cos., Inc. (The)                                         34,954  2,439,789       0.2%
    Toll Brothers, Inc.                                          16,521    760,627       0.1%
*   TopBuild Corp.                                                3,356    221,462       0.0%
    Tower International, Inc.                                     1,600     48,640       0.0%
*   Townsquare Media, Inc. Class A                                1,134     11,839       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
#   Tractor Supply Co.                                             7,303 $    440,079       0.1%
*   Trans World Entertainment Corp.                                1,000        1,800       0.0%
#*  TRI Pointe Group, Inc.                                        29,811      527,357       0.1%
    Tribune Media Co. Class A                                      5,261      215,333       0.0%
#*  TripAdvisor, Inc.                                              8,479      317,962       0.0%
*   tronc, Inc.                                                    4,586       67,804       0.0%
#*  Tuesday Morning Corp.                                          4,976       15,426       0.0%
    Tupperware Brands Corp.                                        4,408      258,970       0.0%
    Twenty-First Century Fox, Inc. Class A                       101,283    2,648,550       0.2%
    Twenty-First Century Fox, Inc. Class B                        44,833    1,141,000       0.1%
*   Ulta Salon Cosmetics & Fragrance, Inc.                         4,537      915,521       0.1%
#*  Under Armour, Inc. Class A                                    14,536      181,991       0.0%
#*  Under Armour, Inc. Class C                                    20,208      232,998       0.0%
*   Unifi, Inc.                                                    2,214       84,243       0.0%
    Unique Fabricating, Inc.                                         842        7,224       0.0%
*   Universal Electronics, Inc.                                    1,355       81,300       0.0%
*   Universal Technical Institute, Inc.                            2,800        9,324       0.0%
#*  Urban Outfitters, Inc.                                        13,676      335,336       0.0%
*   US Auto Parts Network, Inc.                                    3,173        8,123       0.0%
    Vail Resorts, Inc.                                               787      180,239       0.0%
*   Vera Bradley, Inc.                                             4,500       32,400       0.0%
#   Viacom, Inc. Class A                                           2,977       89,459       0.0%
    Viacom, Inc. Class B                                          51,396    1,235,046       0.1%
#*  Vista Outdoor, Inc.                                            5,989      125,230       0.0%
*   Visteon Corp.                                                  5,028      633,729       0.1%
*   Vitamin Shoppe, Inc.                                           1,139        5,239       0.0%
*   VOXX International Corp.                                       2,400       16,080       0.0%
    Walt Disney Co. (The)                                         65,247    6,381,809       0.5%
*   Wayfair, Inc. Class A                                          1,452      101,495       0.0%
    Wendy's Co. (The)                                             31,852      484,469       0.1%
    Weyco Group, Inc.                                              1,334       36,271       0.0%
    Whirlpool Corp.                                                7,600    1,245,868       0.1%
#*  William Lyon Homes Class A                                     4,817      133,672       0.0%
#   Williams-Sonoma, Inc.                                         15,034      775,754       0.1%
#   Wingstop, Inc.                                                 4,347      147,233       0.0%
    Winmark Corp.                                                    415       54,261       0.0%
    Winnebago Industries, Inc.                                     3,145      154,577       0.0%
    Wolverine World Wide, Inc.                                    13,457      367,376       0.0%
#   World Wrestling Entertainment, Inc. Class A                    3,331       88,371       0.0%
    Wyndham Worldwide Corp.                                        4,101      438,192       0.0%
#   Wynn Resorts, Ltd.                                             6,800    1,002,932       0.1%
*   ZAGG, Inc.                                                     2,300       35,995       0.0%
#*  Zoe's Kitchen, Inc.                                              968       11,887       0.0%
*   Zumiez, Inc.                                                   3,334       58,845       0.0%
                                                                         ------------      ----
Total Consumer Discretionary                                              199,808,035      16.7%
                                                                         ------------      ----
Consumer Staples -- (6.0%)
    Alico, Inc.                                                      390       12,831       0.0%
#*  Amplify Snack Brands, Inc.                                    12,790       81,728       0.0%
    Andersons, Inc. (The)                                          3,239      121,301       0.0%
#*  Avon Products, Inc.                                           65,731      149,867       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Staples -- (Continued)
#   B&G Foods, Inc.                                                4,822 $  153,340       0.0%
#*  Blue Buffalo Pet Products, Inc.                               11,534    333,679       0.0%
    Bob Evans Farms, Inc.                                          1,910    147,433       0.0%
#*  Boston Beer Co., Inc. (The) Class A                              940    167,367       0.0%
    Brown-Forman Corp. Class A                                     5,088    291,695       0.0%
#   Brown-Forman Corp. Class B                                    15,844    903,425       0.1%
#   Calavo Growers, Inc.                                           1,114     82,102       0.0%
#   Campbell Soup Co.                                              8,458    400,655       0.0%
#   Casey's General Stores, Inc.                                   5,989    686,160       0.1%
*   Central Garden & Pet Co.                                         983     37,531       0.0%
*   Central Garden & Pet Co. Class A                               4,343    160,300       0.0%
#*  Chefs' Warehouse, Inc. (The)                                   4,200     83,790       0.0%
    Church & Dwight Co., Inc.                                     16,279    735,322       0.1%
    Clorox Co. (The)                                               9,517  1,204,186       0.1%
    Coca-Cola Bottling Co. Consolidated                            1,553    350,295       0.0%
    Coca-Cola Co. (The)                                          166,623  7,661,325       0.7%
    Colgate-Palmolive Co.                                         30,603  2,155,981       0.2%
    Constellation Brands, Inc. Class A                             7,013  1,536,478       0.1%
    Costco Wholesale Corp.                                        34,527  5,561,609       0.5%
#   Coty, Inc. Class A                                            63,402    976,391       0.1%
*   Craft Brew Alliance, Inc.                                      1,900     34,675       0.0%
    CVS Health Corp.                                              81,534  5,587,525       0.5%
*   Darling Ingredients, Inc.                                     13,000    237,250       0.0%
    Dr Pepper Snapple Group, Inc.                                 13,729  1,176,026       0.1%
#   Energizer Holdings, Inc.                                       6,013    258,499       0.0%
    Estee Lauder Cos., Inc. (The) Class A                         15,327  1,713,712       0.2%
*   Farmer Brothers Co.                                              936     31,777       0.0%
#   General Mills, Inc.                                           24,241  1,258,593       0.1%
*   Hain Celestial Group, Inc. (The)                              11,454    412,573       0.0%
#*  Herbalife, Ltd.                                               10,500    762,510       0.1%
#*  Hostess Brands, Inc.                                           3,071     35,409       0.0%
*   HRG Group, Inc.                                               33,215    538,747       0.1%
    Ingles Markets, Inc. Class A                                   1,743     40,612       0.0%
    Inter Parfums, Inc.                                            5,710    264,373       0.0%
    J&J Snack Foods Corp.                                          1,094    145,688       0.0%
    JM Smucker Co. (The)                                           8,894    943,209       0.1%
#   John B. Sanfilippo & Son, Inc.                                   549     32,309       0.0%
    Kraft Heinz Co. (The)                                         13,677  1,057,642       0.1%
    Kroger Co. (The)                                              87,217  1,805,392       0.2%
    Lamb Weston Holdings, Inc.                                     5,501    280,496       0.0%
    Lancaster Colony Corp.                                         1,914    239,671       0.0%
*   Landec Corp.                                                   1,591     21,081       0.0%
*   Lifeway Foods, Inc.                                            1,074     10,804       0.0%
    Limoneira Co.                                                  1,038     24,237       0.0%
    McCormick & Co., Inc.                                            200     19,956       0.0%
#   McCormick & Co., Inc. Non-Voting                               8,560    851,977       0.1%
    Medifast, Inc.                                                 2,326    145,142       0.0%
    Molson Coors Brewing Co. Class B                              12,568  1,016,374       0.1%
*   Monster Beverage Corp.                                        14,032    812,874       0.1%
#   National Beverage Corp.                                        2,397    234,666       0.0%
*   Natural Alternatives International, Inc.                       1,014     10,748       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                       2,440     11,980       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Consumer Staples -- (Continued)
#   Natural Health Trends Corp.                                     187 $     3,602       0.0%
    Nature's Sunshine Products, Inc.                                500       4,950       0.0%
    Nu Skin Enterprises, Inc. Class A                            11,419     726,363       0.1%
    Oil-Dri Corp. of America                                        489      20,543       0.0%
    Omega Protein Corp.                                           1,423      31,164       0.0%
#   Orchids Paper Products Co.                                    1,044      12,820       0.0%
    PepsiCo, Inc.                                                63,474   6,996,739       0.6%
*   Performance Food Group Co.                                   16,800     475,440       0.0%
    Pinnacle Foods, Inc.                                          4,058     220,836       0.0%
#*  Post Holdings, Inc.                                           5,553     460,510       0.0%
#   PriceSmart, Inc.                                              3,121     261,540       0.0%
*   Primo Water Corp.                                             2,291      25,224       0.0%
    Procter & Gamble Co. (The)                                   75,497   6,518,411       0.6%
#*  Revlon, Inc. Class A                                          6,086     136,935       0.0%
#*  Rite Aid Corp.                                               18,583      30,662       0.0%
    Rocky Mountain Chocolate Factory, Inc.                          960      11,040       0.0%
#*  S&W Seed Co.                                                  2,831       9,059       0.0%
    Seaboard Corp.                                                   19      83,602       0.0%
*   Seneca Foods Corp. Class A                                      504      18,144       0.0%
#*  Smart & Final Stores, Inc.                                    6,195      37,170       0.0%
#   Snyder's-Lance, Inc.                                          5,197     195,563       0.0%
    SpartanNash Co.                                               4,418     108,462       0.0%
#   Spectrum Brands Holdings, Inc.                                1,399     153,778       0.0%
*   Sprouts Farmers Market, Inc.                                 18,922     349,868       0.0%
#*  SUPERVALU, Inc.                                               4,743      77,263       0.0%
    Sysco Corp.                                                  31,127   1,731,284       0.2%
#   Tootsie Roll Industries, Inc.                                 1,471      52,368       0.0%
#*  TreeHouse Foods, Inc.                                         2,815     186,860       0.0%
*   United Natural Foods, Inc.                                    8,413     326,172       0.0%
    United-Guardian, Inc.                                         1,797      33,694       0.0%
*   US Foods Holding Corp.                                       18,287     498,869       0.0%
*   USANA Health Sciences, Inc.                                   4,982     327,317       0.0%
    Village Super Market, Inc. Class A                            1,201      28,812       0.0%
    Wal-Mart Stores, Inc.                                        94,254   8,229,317       0.7%
    Walgreens Boots Alliance, Inc.                               48,689   3,226,620       0.3%
    Weis Markets, Inc.                                            3,047     118,315       0.0%
*   Willamette Valley Vineyards, Inc.                               500       4,280       0.0%
                                                                        -----------       ---
Total Consumer Staples                                                   75,744,914       6.3%
                                                                        -----------       ---
Energy -- (2.0%)
    Adams Resources & Energy, Inc.                                  101       4,337       0.0%
    Andeavor                                                     21,638   2,298,821       0.2%
    Archrock, Inc.                                               10,588     127,056       0.0%
*   Ardmore Shipping Corp.                                        1,581      13,122       0.0%
    Baker Hughes a GE Co.                                        23,678     744,200       0.1%
#   Bristow Group, Inc.                                           5,575      52,628       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                    2,000      50,080       0.0%
#*  Cheniere Energy, Inc.                                        12,520     585,185       0.1%
*   Clean Energy Fuels Corp.                                      9,924      23,321       0.0%
*   Contango Oil & Gas Co.                                          870       3,471       0.0%
#   Core Laboratories NV                                          6,756     674,924       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Energy -- (Continued)
*   Dawson Geophysical Co.                                        2,475 $   10,939       0.0%
    Delek US Holdings, Inc.                                      17,476    455,250       0.1%
    DHT Holdings, Inc.                                            1,736      6,840       0.0%
#*  Diamond Offshore Drilling, Inc.                              12,360    206,783       0.0%
#*  Diamondback Energy, Inc.                                      1,501    160,847       0.0%
*   Dorian LPG, Ltd.                                              1,061      7,586       0.0%
*   Dril-Quip, Inc.                                               5,700    239,970       0.0%
    EnLink Midstream LLC                                         23,417    362,963       0.0%
    Ensco P.L.C. Class A                                         54,886    295,836       0.0%
*   Era Group, Inc.                                               2,030     21,843       0.0%
    Evolution Petroleum Corp.                                     2,234     16,532       0.0%
*   Exterran Corp.                                                7,674    247,640       0.0%
#*  Forum Energy Technologies, Inc.                              16,013    230,587       0.0%
    Frank's International NV                                     10,926     72,221       0.0%
*   Geospace Technologies Corp.                                     400      6,008       0.0%
    Green Plains, Inc.                                            5,254     96,674       0.0%
    Gulf Island Fabrication, Inc.                                 1,300     17,095       0.0%
*   Helix Energy Solutions Group, Inc.                           21,784    148,567       0.0%
#   Helmerich & Payne, Inc.                                       9,558    519,095       0.1%
    HollyFrontier Corp.                                          25,158    929,588       0.1%
*   Independence Contract Drilling, Inc.                            700      2,268       0.0%
    Marathon Petroleum Corp.                                     26,787  1,600,255       0.1%
*   Matrix Service Co.                                            3,977     56,076       0.0%
*   McDermott International, Inc.                                58,735    388,826       0.0%
#   Nabors Industries, Ltd.                                      31,682    178,370       0.0%
    National Oilwell Varco, Inc.                                 28,534    975,577       0.1%
*   Natural Gas Services Group, Inc.                              2,367     65,803       0.0%
*   Newpark Resources, Inc.                                      13,568    118,720       0.0%
#*  Noble Corp. P.L.C.                                           30,372    126,348       0.0%
    Nordic American Offshore, Ltd.                                    2          3       0.0%
#   Nordic American Tankers, Ltd.                                    60        266       0.0%
    Oceaneering International, Inc.                              20,259    409,637       0.0%
*   Oil States International, Inc.                                7,582    174,765       0.0%
    ONEOK, Inc.                                                  22,769  1,235,674       0.1%
*   Overseas Shipholding Group, Inc. Class A                      8,155     19,327       0.0%
*   Pacific Ethanol, Inc.                                         2,589     12,427       0.0%
    Panhandle Oil and Gas, Inc. Class A                           1,703     41,127       0.0%
*   Par Pacific Holdings, Inc.                                    2,193     46,031       0.0%
*   Parker Drilling Co.                                          13,200     13,860       0.0%
    Patterson-UTI Energy, Inc.                                   15,731    311,159       0.0%
    PBF Energy, Inc. Class A                                     16,364    474,065       0.1%
    Phillips 66                                                  18,594  1,693,542       0.2%
*   Pioneer Energy Services Corp.                                 6,317     12,002       0.0%
#*  Renewable Energy Group, Inc.                                  6,490     78,529       0.0%
*   REX American Resources Corp.                                    900     79,362       0.0%
*   RigNet, Inc.                                                  1,879     32,789       0.0%
*   Ring Energy, Inc.                                             2,296     29,412       0.0%
#*  Rowan Cos. P.L.C. Class A                                    17,552    251,520       0.0%
#   RPC, Inc.                                                    19,533    474,847       0.1%
    Schlumberger, Ltd.                                           56,061  3,587,904       0.3%
    Scorpio Tankers, Inc.                                        22,965     81,755       0.0%
*   SEACOR Holdings, Inc.                                         2,925    138,060       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Energy -- (Continued)
*   SEACOR Marine Holdings, Inc.                                  2,940 $    41,601       0.0%
    SemGroup Corp. Class A                                        7,033     183,210       0.0%
    Ship Finance International, Ltd.                              2,689      40,066       0.0%
#*  Superior Energy Services, Inc.                               17,834     157,296       0.0%
#   Targa Resources Corp.                                         7,496     311,084       0.0%
*   TechnipFMC P.L.C.                                             7,596     208,054       0.0%
#   Teekay Tankers, Ltd. Class A                                  8,061      11,930       0.0%
#*  Tesco Corp.                                                   6,566      25,279       0.0%
*   TETRA Technologies, Inc.                                     10,854      30,825       0.0%
#*  Transocean, Ltd.                                             42,480     446,040       0.1%
#   US Silica Holdings, Inc.                                      4,144     126,433       0.0%
    Valero Energy Corp.                                          23,959   1,890,126       0.2%
#*  Weatherford International P.L.C.                             20,857      72,374       0.0%
*   Willbros Group, Inc.                                          3,895      11,919       0.0%
    World Fuel Services Corp.                                     4,112     114,314       0.0%
                                                                        -----------       ---
Total Energy                                                             25,010,866       2.1%
                                                                        -----------       ---
Financials -- (16.7%)
*   1347 Property Insurance Holdings, Inc.                        1,900      13,490       0.0%
    1st Constitution Bancorp                                      1,118      20,068       0.0%
    1st Source Corp.                                              3,109     159,523       0.0%
    A-Mark Precious Metals, Inc.                                    800      12,424       0.0%
    Access National Corp.                                         2,211      64,340       0.0%
    ACNB Corp.                                                      674      18,805       0.0%
    Affiliated Managers Group, Inc.                               5,662   1,055,963       0.1%
    Aflac, Inc.                                                  26,332   2,208,992       0.2%
*   Alleghany Corp.                                               1,084     613,783       0.1%
*   Allegiance Bancshares, Inc.                                   1,231      48,255       0.0%
    Allstate Corp. (The)                                         18,252   1,713,133       0.2%
    Ally Financial, Inc.                                         75,860   1,982,222       0.2%
*   Ambac Financial Group, Inc.                                   4,904      79,837       0.0%
    American Equity Investment Life Holding Co.                  19,432     573,438       0.1%
    American Express Co.                                         44,013   4,204,122       0.4%
    American Financial Group, Inc.                                9,145     964,706       0.1%
    American International Group, Inc.                           60,123   3,884,547       0.3%
    American National Bankshares, Inc.                            1,300      50,895       0.0%
    American National Insurance Co.                               2,680     326,236       0.0%
    American River Bankshares                                       700      10,640       0.0%
    Ameriprise Financial, Inc.                                   11,103   1,738,064       0.2%
    Ameris Bancorp                                                3,724     178,380       0.0%
    AMERISAFE, Inc.                                               2,556     165,373       0.0%
    AmeriServ Financial, Inc.                                     3,000      12,300       0.0%
#   Amtrust Financial Services, Inc.                             25,092     315,156       0.0%
*   Anchor Bancorp, Inc.                                            343       8,558       0.0%
    Aon P.L.C.                                                   16,641   2,386,819       0.2%
*   Arch Capital Group, Ltd.                                      7,852     782,373       0.1%
    Argo Group International Holdings, Ltd.                       4,195     264,075       0.0%
    Arrow Financial Corp.                                         1,658      58,527       0.0%
    Arthur J Gallagher & Co.                                     19,001   1,203,333       0.1%
    Artisan Partners Asset Management, Inc. Class A               9,341     321,330       0.0%
    Aspen Insurance Holdings, Ltd.                                7,731     331,660       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
    Associated Banc-Corp                                          18,408 $  465,722       0.1%
    Assurant, Inc.                                                 8,393    844,755       0.1%
    Assured Guaranty, Ltd.                                        22,873    848,588       0.1%
*   Asta Funding, Inc.                                                35        250       0.0%
*   Atlantic Capital Bancshares, Inc.                              2,903     47,754       0.0%
*   Atlantic Coast Financial Corp.                                 1,382     12,051       0.0%
*   Atlas Financial Holdings, Inc.                                 1,019     20,125       0.0%
    Auburn National Bancorporation, Inc.                             400     13,820       0.0%
    Axis Capital Holdings, Ltd.                                   11,908    647,676       0.1%
    Baldwin & Lyons, Inc. Class A                                  1,036     23,310       0.0%
    Baldwin & Lyons, Inc. Class B                                  1,722     39,520       0.0%
#   Banc of California, Inc.                                       4,926    103,692       0.0%
    BancFirst Corp.                                                3,770    206,031       0.0%
#   Bancorp of New Jersey, Inc.                                      806     14,105       0.0%
*   Bancorp, Inc. (The)                                            5,680     47,769       0.0%
    BancorpSouth, Inc.                                             9,817    310,217       0.0%
    Bank Mutual Corp.                                              6,374     67,405       0.0%
    Bank of America Corp.                                        252,605  6,918,851       0.6%
#   Bank of Commerce Holdings                                      1,070     12,840       0.0%
#   Bank of Hawaii Corp.                                           5,468    446,244       0.0%
    Bank of Marin Bancorp                                            819     55,487       0.0%
    Bank of New York Mellon Corp. (The)                           25,669  1,320,670       0.1%
    Bank of South Carolina Corp.                                     500      9,500       0.0%
#   Bank of the Ozarks, Inc.                                      16,023    746,992       0.1%
    BankFinancial Corp.                                            1,550     24,552       0.0%
    BankUnited, Inc.                                              14,324    499,191       0.1%
    Bankwell Financial Group, Inc.                                   459     16,799       0.0%
    Banner Corp.                                                   4,848    277,887       0.0%
    Bar Harbor Bankshares                                          1,356     40,992       0.0%
*   Bay Bancorp, Inc.                                              1,754     20,873       0.0%
    BB&T Corp.                                                    19,001    935,609       0.1%
    BCB Bancorp, Inc.                                              1,421     19,965       0.0%
    Bear State Financial, Inc.                                     1,200     12,312       0.0%
    Beneficial Bancorp, Inc.                                       9,276    153,054       0.0%
    Berkshire Hills Bancorp, Inc.                                  4,988    191,040       0.0%
    BGC Partners, Inc. Class A                                    35,530    538,990       0.1%
    BlackRock, Inc.                                                4,859  2,287,763       0.2%
    Blue Hills Bancorp, Inc.                                       3,576     77,599       0.0%
#*  BofI Holding, Inc.                                             3,360     90,384       0.0%
    BOK Financial Corp.                                            5,928    512,594       0.1%
    Boston Private Financial Holdings, Inc.                       16,548    263,113       0.0%
    Bridge Bancorp, Inc.                                           1,706     60,563       0.0%
*   Brighthouse Financial, Inc.                                    5,097    316,931       0.0%
    Brookline Bancorp, Inc.                                        9,865    151,921       0.0%
    Brown & Brown, Inc.                                           21,376  1,065,380       0.1%
    Bryn Mawr Bank Corp.                                           2,102     92,173       0.0%
#*  BSB Bancorp, Inc.                                                528     15,787       0.0%
    C&F Financial Corp.                                              202     11,716       0.0%
    California First National Bancorp                              1,100     16,940       0.0%
    Camden National Corp.                                          1,950     84,182       0.0%
#   Capital Bank Financial Corp. Class A                           4,245    172,347       0.0%
    Capital City Bank Group, Inc.                                  2,327     57,384       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
    Capital One Financial Corp.                                   21,015 $1,937,163       0.2%
    Capitol Federal Financial, Inc.                               18,190    250,840       0.0%
#   Carolina Financial Corp.                                       1,497     55,164       0.0%
    Cathay General Bancorp                                         9,429    394,132       0.0%
#   Cboe Global Markets, Inc.                                      5,376    607,811       0.1%
    CenterState Banks Corp.                                       10,400    277,056       0.0%
*   Central Federal Corp.                                          5,714     13,656       0.0%
    Central Pacific Financial Corp.                                3,622    112,717       0.0%
    Central Valley Community Bancorp                               1,512     30,542       0.0%
    Century Bancorp, Inc. Class A                                    255     21,662       0.0%
    Charles Schwab Corp. (The)                                    28,455  1,275,922       0.1%
    Charter Financial Corp.                                        2,310     44,283       0.0%
    Chemical Financial Corp.                                       8,173    430,635       0.0%
    Chemung Financial Corp.                                          900     42,516       0.0%
    Chubb, Ltd.                                                   21,915  3,305,220       0.3%
    Cincinnati Financial Corp.                                     8,295    582,060       0.1%
#   CIT Group, Inc.                                               11,228    523,449       0.1%
    Citigroup, Inc.                                              113,116  8,314,026       0.7%
    Citizens & Northern Corp.                                      1,544     37,720       0.0%
    Citizens Community Bancorp, Inc.                                 800     10,888       0.0%
    Citizens Financial Group, Inc.                                27,014  1,026,802       0.1%
    Citizens First Corp.                                             530     12,556       0.0%
#*  Citizens, Inc.                                                 4,745     35,967       0.0%
#   City Holding Co.                                               1,696    119,551       0.0%
    Clifton Bancorp, Inc.                                          2,650     45,130       0.0%
    CME Group, Inc.                                                6,548    898,189       0.1%
    CNB Financial Corp.                                            2,020     58,075       0.0%
    CNO Financial Group, Inc.                                      7,390    177,138       0.0%
*   Coastway Bancorp, Inc.                                           622     12,596       0.0%
    CoBiz Financial, Inc.                                          4,711     96,293       0.0%
    Codorus Valley Bancorp, Inc.                                     772     24,418       0.0%
    Cohen & Steers, Inc.                                           9,241    401,891       0.0%
    Colony Bankcorp, Inc.                                            989     13,698       0.0%
    Columbia Banking System, Inc.                                  8,878    386,282       0.0%
    Commerce Bancshares, Inc.                                     14,182    824,825       0.1%
#   Community Bank System, Inc.                                    7,843    433,639       0.0%
#*  Community Bankers Trust Corp.                                  1,900     16,435       0.0%
    Community Financial Corp. (The)                                   92      3,331       0.0%
    Community Trust Bancorp, Inc.                                  2,070     99,981       0.0%
    Community West Bancshares                                      1,400     14,630       0.0%
    ConnectOne Bancorp, Inc.                                       3,631     97,492       0.0%
*   Consumer Portfolio Services, Inc.                              2,632     11,449       0.0%
#*  Cowen, Inc.                                                    6,629     99,435       0.0%
    Crawford & Co. Class A                                         2,485     23,508       0.0%
#   Crawford & Co. Class B                                         3,005     35,399       0.0%
*   Credit Acceptance Corp.                                        2,568    736,323       0.1%
#   Cullen/Frost Bankers, Inc.                                     7,065    695,903       0.1%
*   Customers Bancorp, Inc.                                        3,572     97,659       0.0%
#   CVB Financial Corp.                                           12,442    296,866       0.0%
    Diamond Hill Investment Group, Inc.                              552    116,985       0.0%
    Dime Community Bancshares, Inc.                                4,637    102,246       0.0%
    Discover Financial Services                                   23,399  1,556,735       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    DNB Financial Corp.                                             100 $    3,370       0.0%
    Donegal Group, Inc. Class A                                   3,292     56,425       0.0%
*   Donnelley Financial Solutions, Inc.                           8,339    179,289       0.0%
*   E*TRADE Financial Corp.                                      20,275    883,787       0.1%
*   Eagle Bancorp, Inc.                                           3,101    206,682       0.0%
    East West Bancorp, Inc.                                      11,139    666,558       0.1%
    Eaton Vance Corp.                                            27,383  1,382,020       0.1%
*   eHealth, Inc.                                                 1,842     46,750       0.0%
    EMC Insurance Group, Inc.                                     3,133     92,298       0.0%
    Employers Holdings, Inc.                                      5,715    272,606       0.0%
#*  Encore Capital Group, Inc.                                    3,401    157,976       0.0%
*   Enova International, Inc.                                     4,918     73,032       0.0%
*   Enstar Group, Ltd.                                            2,488    566,766       0.1%
#*  Entegra Financial Corp.                                       1,100     29,975       0.0%
    Enterprise Bancorp, Inc.                                        881     31,804       0.0%
    Enterprise Financial Services Corp.                           5,162    225,063       0.0%
#*  Equity Bancshares, Inc. Class A                                 500     17,045       0.0%
    Erie Indemnity Co. Class A                                    3,959    478,247       0.1%
    ESSA Bancorp, Inc.                                            1,868     30,206       0.0%
*   Essent Group, Ltd.                                           18,728    798,187       0.1%
    Evans Bancorp, Inc.                                             394     17,159       0.0%
    Evercore, Inc. Class A                                       10,113    810,051       0.1%
    Everest Re Group, Ltd.                                        3,583    850,783       0.1%
*   Ezcorp, Inc. Class A                                          7,270     74,518       0.0%
    FactSet Research Systems, Inc.                                2,107    400,056       0.0%
    Farmers Capital Bank Corp.                                      938     39,021       0.0%
    Farmers National Banc Corp.                                   1,526     22,127       0.0%
*   FB Financial Corp.                                            1,331     54,398       0.0%
    FBL Financial Group, Inc. Class A                             6,008    464,719       0.1%
*   FCB Financial Holdings, Inc. Class A                          5,378    251,153       0.0%
    Federal Agricultural Mortgage Corp. Class C                     638     47,365       0.0%
#   Federated Investors, Inc. Class B                            22,493    698,858       0.1%
    Federated National Holding Co.                                1,868     28,655       0.0%
#   Fidelity & Guaranty Life                                        706     21,957       0.0%
    Fidelity Southern Corp.                                       3,584     78,597       0.0%
    Fifth Street Asset Management, Inc.                           2,565     10,517       0.0%
    Fifth Third Bancorp                                          29,289    846,452       0.1%
#   Financial Engines, Inc.                                       6,725    242,773       0.0%
    Financial Institutions, Inc.                                  1,693     55,530       0.0%
    First American Financial Corp.                               22,012  1,197,893       0.1%
*   First BanCorp(318672706)                                     20,613    106,157       0.0%
    First Bancorp(318910106)                                      4,118    151,131       0.0%
    First Bancorp, Inc.                                           1,624     50,685       0.0%
#   First Bancshares, Inc. (The)                                    400     12,760       0.0%
    First Busey Corp.                                             7,312    227,549       0.0%
    First Business Financial Services, Inc.                       1,369     30,433       0.0%
    First Capital, Inc.                                             400     14,400       0.0%
    First Citizens BancShares, Inc. Class A                       1,248    505,440       0.1%
    First Commonwealth Financial Corp.                           11,980    174,429       0.0%
    First Community Bancshares, Inc.                              2,068     61,771       0.0%
#   First Community Corp.                                         3,006     67,184       0.0%
    First Connecticut Bancorp, Inc.                               2,005     52,932       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    First Defiance Financial Corp.                                  822 $   44,552       0.0%
    First Financial Bancorp                                       7,755    211,712       0.0%
#   First Financial Bankshares, Inc.                              7,869    359,220       0.0%
    First Financial Corp.                                           822     39,045       0.0%
    First Financial Northwest, Inc.                               1,300     21,619       0.0%
*   First Foundation, Inc.                                        4,608     85,294       0.0%
#   First Guaranty Bancshares, Inc.                                 500     13,340       0.0%
#   First Horizon National Corp.                                 31,123    584,179       0.1%
    First Interstate Bancsystem, Inc. Class A                     5,216    204,989       0.0%
    First Merchants Corp.                                         7,028    302,204       0.0%
    First Mid-Illinois Bancshares, Inc.                             350     13,510       0.0%
    First Midwest Bancorp, Inc.                                  14,091    325,361       0.0%
*   First Northwest Bancorp                                         817     13,824       0.0%
    First of Long Island Corp. (The)                              2,544     80,263       0.0%
    First Republic Bank                                          10,921  1,063,705       0.1%
    First Savings Financial Group, Inc.                             238     13,128       0.0%
#   First South Bancorp, Inc.                                       848     15,815       0.0%
*   First United Corp.                                              402      7,035       0.0%
    First US Bancshares, Inc.                                       700      7,798       0.0%
    FirstCash, Inc.                                               5,162    329,594       0.0%
*   Flagstar Bancorp, Inc.                                        6,001    224,257       0.0%
    Flushing Financial Corp.                                      3,493    104,720       0.0%
    FNB Corp.                                                    33,436    451,052       0.0%
    FNF Group                                                    23,474    878,397       0.1%
*   FNFV Group                                                   11,601    200,117       0.0%
*   Franklin Financial Network, Inc.                              1,568     53,782       0.0%
    Franklin Resources, Inc.                                     16,707    703,866       0.1%
    FS Bancorp, Inc.                                                506     27,466       0.0%
    Fulton Financial Corp.                                       22,827    415,451       0.0%
#   Gain Capital Holdings, Inc.                                   6,006     44,324       0.0%
    GAMCO Investors, Inc. Class A                                 1,401     40,573       0.0%
*   Genworth Financial, Inc. Class A                             36,151    119,660       0.0%
    German American Bancorp, Inc.                                 1,581     56,884       0.0%
#   Glacier Bancorp, Inc.                                         8,483    322,015       0.0%
    Glen Burnie Bancorp                                             300      3,360       0.0%
*   Global Indemnity, Ltd.                                        1,893     79,449       0.0%
    Goldman Sachs Group, Inc. (The)                              23,314  5,653,179       0.5%
*   Great Elm Capital Group, Inc.                                   393      1,415       0.0%
    Great Southern Bancorp, Inc.                                  1,645     88,419       0.0%
    Great Western Bancorp, Inc.                                   7,272    295,171       0.0%
*   Green Bancorp, Inc.                                           4,347     96,286       0.0%
*   Green Dot Corp. Class A                                       6,531    369,785       0.0%
#   Greene County Bancorp, Inc.                                   3,316     99,148       0.0%
#   Greenhill & Co., Inc.                                         2,944     53,875       0.0%
*   Greenlight Capital Re, Ltd. Class A                           5,732    126,391       0.0%
    Guaranty Bancorp                                              2,905     82,647       0.0%
    Guaranty Federal Bancshares, Inc.                               101      2,135       0.0%
*   Hallmark Financial Services, Inc.                             1,500     17,385       0.0%
*   Hamilton Bancorp, Inc.                                          400      5,780       0.0%
    Hancock Holding Co.                                           9,734    474,533       0.1%
    Hanmi Financial Corp.                                         3,853    118,480       0.0%
    Hanover Insurance Group, Inc. (The)                           5,494    540,500       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Hartford Financial Services Group, Inc. (The)                 29,219 $ 1,608,506       0.1%
    Hawthorn Bancshares, Inc.                                        566      11,348       0.0%
    HCI Group, Inc.                                                1,344      50,346       0.0%
    Heartland Financial USA, Inc.                                  4,583     225,713       0.0%
    Hennessy Advisors, Inc.                                        1,267      20,931       0.0%
    Heritage Commerce Corp.                                        3,641      55,999       0.0%
    Heritage Financial Corp.                                       3,465     105,683       0.0%
#   Heritage Insurance Holdings, Inc.                              3,323      53,301       0.0%
    Hilltop Holdings, Inc.                                        10,662     251,197       0.0%
    Hingham Institution for Savings                                  221      43,029       0.0%
*   HMN Financial, Inc.                                              600      11,010       0.0%
    Home Bancorp, Inc.                                               196       8,397       0.0%
    Home BancShares, Inc.                                         18,737     421,208       0.0%
*   HomeStreet, Inc.                                               7,077     205,587       0.0%
*   HomeTrust Bancshares, Inc.                                     2,385      62,606       0.0%
    Hope Bancorp, Inc.                                            15,278     281,879       0.0%
    HopFed Bancorp, Inc.                                             670       9,655       0.0%
    Horace Mann Educators Corp.                                    9,163     401,339       0.0%
    Horizon Bancorp                                                3,162      87,018       0.0%
    Houlihan Lokey, Inc.                                           2,075      86,382       0.0%
#*  Howard Bancorp, Inc.                                             900      18,810       0.0%
    Iberiabank Corp.                                               6,154     453,858       0.0%
    IF Bancorp, Inc.                                               1,300      25,350       0.0%
    Independence Holding Co.                                         479      13,005       0.0%
    Independent Bank Corp.(453836108)                              2,960     213,416       0.0%
    Independent Bank Corp.(453838609)                              2,690      60,525       0.0%
    Independent Bank Group, Inc.                                   2,492     156,747       0.0%
    Infinity Property & Casualty Corp.                             2,000     188,700       0.0%
#   Interactive Brokers Group, Inc. Class A                       12,092     653,210       0.1%
    Intercontinental Exchange, Inc.                               17,354   1,147,099       0.1%
    International Bancshares Corp.                                 9,514     386,268       0.0%
*   INTL. FCStone, Inc.                                            2,279      94,601       0.0%
    Invesco, Ltd.                                                 37,114   1,328,310       0.1%
    Investment Technology Group, Inc.                              3,576      83,929       0.0%
    Investors Bancorp, Inc.                                       31,236     429,495       0.0%
    Investors Title Co.                                               67      12,710       0.0%
    James River Group Holdings, Ltd.                               4,185     177,109       0.0%
    Janus Henderson Group P.L.C.                                  16,146     561,074       0.1%
    JPMorgan Chase & Co.                                         110,733  11,140,847       0.9%
    Kearny Financial Corp.                                         9,130     137,407       0.0%
    Kemper Corp.                                                   9,696     621,514       0.1%
    Kentucky First Federal Bancorp                                 1,169      11,222       0.0%
    KeyCorp                                                       33,484     611,083       0.1%
    Kingstone Cos., Inc.                                           1,394      22,583       0.0%
    Ladenburg Thalmann Financial Services, Inc.                   19,449      59,514       0.0%
#   Lake Shore Bancorp, Inc.                                         663      10,807       0.0%
    Lakeland Bancorp, Inc.                                         4,984     102,421       0.0%
    Lakeland Financial Corp.                                       4,437     214,218       0.0%
    Landmark Bancorp, Inc.                                           396      12,019       0.0%
    Lazard, Ltd. Class A                                          23,212   1,103,499       0.1%
    LCNB Corp.                                                       917      18,707       0.0%
    LegacyTexas Financial Group, Inc.                              5,577     222,467       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Legg Mason, Inc.                                             15,028 $  573,769       0.1%
#*  LendingClub Corp.                                            38,968    221,728       0.0%
*   LendingTree, Inc.                                               572    153,325       0.0%
    Lincoln National Corp.                                       17,630  1,336,001       0.1%
    Loews Corp.                                                  19,480    964,455       0.1%
    LPL Financial Holdings, Inc.                                 17,662    876,212       0.1%
    M&T Bank Corp.                                                5,798    966,932       0.1%
    Macatawa Bank Corp.                                           3,313     33,263       0.0%
    Mackinac Financial Corp.                                      4,036     62,558       0.0%
    Maiden Holdings, Ltd.                                        13,773    113,627       0.0%
    MainSource Financial Group, Inc.                              2,471     93,132       0.0%
*   Malvern Bancorp, Inc.                                           515     13,905       0.0%
    Manning & Napier, Inc.                                        1,200      4,380       0.0%
#*  Markel Corp.                                                  1,077  1,167,791       0.1%
    MarketAxess Holdings, Inc.                                    2,500    435,000       0.0%
    Marlin Business Services Corp.                                1,642     35,960       0.0%
    Marsh & McLennan Cos., Inc.                                  20,382  1,649,515       0.2%
    MB Financial, Inc.                                            7,693    353,416       0.0%
#*  MBIA, Inc.                                                    3,063     22,207       0.0%
    MBT Financial Corp.                                           2,535     26,744       0.0%
    Mercantile Bank Corp.                                         1,891     68,265       0.0%
#   Mercury General Corp.                                         6,121    342,592       0.0%
    Meridian Bancorp, Inc.                                        6,129    120,741       0.0%
    Meta Financial Group, Inc.                                    1,090     95,103       0.0%
    MetLife, Inc.                                                56,071  3,004,284       0.3%
*   MGIC Investment Corp.                                         3,341     47,776       0.0%
    Mid Penn Bancorp, Inc.                                          810     23,855       0.0%
    MidSouth Bancorp, Inc.                                          627      8,214       0.0%
    MidWestOne Financial Group, Inc.                              1,531     53,907       0.0%
    Moelis & Co. Class A                                          4,179    178,652       0.0%
    Moody's Corp.                                                 9,315  1,326,549       0.1%
    Morgan Stanley                                               58,446  2,922,300       0.3%
    Morningstar, Inc.                                             5,638    480,414       0.1%
    MSB Financial Corp.                                             705     12,197       0.0%
    MSCI, Inc.                                                    5,634    661,206       0.1%
    MutualFirst Financial, Inc.                                     477     18,460       0.0%
    Nasdaq, Inc.                                                 12,731    924,907       0.1%
    National Bank Holdings Corp. Class A                          3,178    104,302       0.0%
    National Bankshares, Inc.                                       507     22,460       0.0%
*   National Commerce Corp.                                         500     20,375       0.0%
    National General Holdings Corp.                              18,458    372,482       0.0%
    National Western Life Group, Inc. Class A                       562    200,960       0.0%
#*  Nationstar Mortgage Holdings, Inc.                            2,651     51,615       0.0%
    Navient Corp.                                                49,070    611,412       0.1%
    Navigators Group, Inc. (The)                                  4,452    258,216       0.0%
    NBT Bancorp, Inc.                                             5,104    194,667       0.0%
    Nelnet, Inc. Class A                                          3,806    222,803       0.0%
#   New York Community Bancorp, Inc.                             36,764    461,756       0.1%
    NewStar Financial, Inc.                                       4,932     60,565       0.0%
*   Nicholas Financial, Inc.                                      2,510     22,163       0.0%
*   Nicolet Bankshares, Inc.                                        399     22,719       0.0%
*   NMI Holdings, Inc. Class A                                    8,371    121,798       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Northeast Bancorp                                             1,100 $   28,325       0.0%
    Northern Trust Corp.                                         15,641  1,462,746       0.1%
    Northfield Bancorp, Inc.                                      5,016     85,573       0.0%
    Northrim BanCorp, Inc.                                          383     12,448       0.0%
    Northwest Bancshares, Inc.                                   11,639    196,350       0.0%
#   Norwood Financial Corp.                                         600     17,922       0.0%
    OceanFirst Financial Corp.                                    2,475     68,681       0.0%
#*  Ocwen Financial Corp.                                        15,293     53,373       0.0%
    OFG Bancorp                                                   5,101     45,399       0.0%
#   Ohio Valley Banc Corp.                                          243      8,651       0.0%
    Old Line Bancshares, Inc.                                     1,100     33,165       0.0%
    Old National Bancorp                                         20,674    376,267       0.0%
    Old Point Financial Corp.                                       189      6,120       0.0%
    Old Republic International Corp.                             33,799    685,782       0.1%
    Old Second Bancorp, Inc.                                      1,641     22,482       0.0%
    OM Asset Management P.L.C.                                   13,182    201,421       0.0%
*   On Deck Capital, Inc.                                         7,056     34,786       0.0%
*   OneMain Holdings, Inc.                                       17,327    550,479       0.1%
    Oppenheimer Holdings, Inc. Class A                            2,150     46,763       0.0%
*   Opus Bank                                                     3,259     84,408       0.0%
    Oritani Financial Corp.                                       5,506     93,327       0.0%
    Orrstown Financial Services, Inc.                             1,170     29,835       0.0%
    Pacific Continental Corp.                                     2,176     60,928       0.0%
*   Pacific Mercantile Bancorp                                    1,500     14,025       0.0%
*   Pacific Premier Bancorp, Inc.                                 4,083    164,953       0.0%
    PacWest Bancorp                                               9,036    436,629       0.0%
    Park National Corp.                                           1,261    138,445       0.0%
    Park Sterling Corp.                                           6,739     84,709       0.0%
#   Parke Bancorp, Inc.                                             547     11,788       0.0%
    Pathfinder Bancorp, Inc.                                        900     13,838       0.0%
    Peapack Gladstone Financial Corp.                             2,215     76,838       0.0%
    Penns Woods Bancorp, Inc.                                       569     27,551       0.0%
#*  PennyMac Financial Services, Inc. Class A                     3,146     59,774       0.0%
#   People's United Financial, Inc.                              30,795    574,635       0.1%
    People's Utah Bancorp                                         1,091     33,930       0.0%
    Peoples Bancorp of North Carolina, Inc.                       1,170     39,885       0.0%
    Peoples Bancorp, Inc.                                         2,291     75,878       0.0%
    Peoples Financial Corp.                                         800     11,400       0.0%
    Peoples Financial Services Corp.                                500     22,670       0.0%
*   PHH Corp.                                                     5,942     78,494       0.0%
    Pinnacle Financial Partners, Inc.                             8,402    556,212       0.1%
    Piper Jaffray Cos.                                              400     29,240       0.0%
    PJT Partners, Inc. Class A                                    1,792     69,171       0.0%
    Plumas Bancorp                                                  646     13,986       0.0%
    Popular, Inc.                                                 9,371    343,728       0.0%
#*  PRA Group, Inc.                                               6,390    178,281       0.0%
    Preferred Bank                                                1,425     87,965       0.0%
    Premier Financial Bancorp, Inc.                               1,293     26,765       0.0%
#   Primerica, Inc.                                              10,330    914,205       0.1%
    Principal Financial Group, Inc.                              27,362  1,801,788       0.2%
    ProAssurance Corp.                                            5,843    327,500       0.0%
    Progressive Corp. (The)                                      18,482    899,149       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Prosperity Bancshares, Inc.                                   7,947 $  522,754       0.1%
#*  Provident Bancorp, Inc.                                         533     12,632       0.0%
    Provident Financial Holdings, Inc.                              990     19,137       0.0%
    Provident Financial Services, Inc.                            8,916    242,515       0.0%
#   Prudential Bancorp, Inc.                                        879     16,042       0.0%
    Prudential Financial, Inc.                                   27,825  3,073,550       0.3%
    Pzena Investment Management, Inc. Class A                     2,038     24,048       0.0%
    QCR Holdings, Inc.                                            1,402     66,946       0.0%
    Radian Group, Inc.                                            1,600     33,536       0.0%
    Raymond James Financial, Inc.                                10,728    909,520       0.1%
*   Regional Management Corp.                                     1,439     35,529       0.0%
    Regions Financial Corp.                                      73,994  1,145,427       0.1%
    Reinsurance Group of America, Inc.                            7,189  1,073,893       0.1%
    RenaissanceRe Holdings, Ltd.                                  6,393    884,536       0.1%
    Renasant Corp.                                                6,773    280,402       0.0%
    Republic Bancorp, Inc. Class A                                2,095     82,375       0.0%
*   Republic First Bancorp, Inc.                                  3,400     31,450       0.0%
    Riverview Bancorp, Inc.                                       1,676     14,883       0.0%
#   RLI Corp.                                                     5,954    351,822       0.0%
    S&P Global, Inc.                                             13,388  2,094,820       0.2%
    S&T Bancorp, Inc.                                             4,021    164,419       0.0%
*   Safeguard Scientifics, Inc.                                   4,109     57,937       0.0%
    Safety Insurance Group, Inc.                                  2,126    174,757       0.0%
    Salisbury Bancorp, Inc.                                         800     36,360       0.0%
    Sandy Spring Bancorp, Inc.                                    2,871    116,017       0.0%
*   Santander Consumer USA Holdings, Inc.                        46,160    768,102       0.1%
    SB Financial Group, Inc.                                      1,621     28,481       0.0%
*   Seacoast Banking Corp. of Florida                             4,265    105,729       0.0%
*   Security National Financial Corp. Class A                       800      4,400       0.0%
    SEI Investments Co.                                           8,396    541,626       0.1%
#*  Select Bancorp, Inc.                                          1,607     18,754       0.0%
#   Selective Insurance Group, Inc.                               8,056    480,138       0.1%
    ServisFirst Bancshares, Inc.                                  5,096    208,987       0.0%
*   Severn Bancorp, Inc.                                          1,832     12,732       0.0%
    Shore Bancshares, Inc.                                        1,820     29,957       0.0%
    SI Financial Group, Inc.                                        863     12,945       0.0%
    Sierra Bancorp                                                1,779     47,072       0.0%
*   Signature Bank                                                3,825    497,288       0.1%
    Silvercrest Asset Management Group, Inc. Class A                953     15,534       0.0%
    Simmons First National Corp. Class A                          4,574    263,905       0.0%
*   SLM Corp.                                                    63,026    667,445       0.1%
    Sound Financial Bancorp, Inc.                                   200      6,750       0.0%
    South State Corp.                                             3,388    305,089       0.0%
*   Southern First Bancshares, Inc.                                 700     26,985       0.0%
    Southern Missouri Bancorp, Inc.                                 700     25,851       0.0%
    Southern National Bancorp of Virginia, Inc.                   1,339     21,866       0.0%
    Southside Bancshares, Inc.                                    3,195    113,135       0.0%
    State Auto Financial Corp.                                    4,621    118,482       0.0%
    State Bank Financial Corp.                                    3,885    112,315       0.0%
    State National Cos., Inc.                                     4,700     98,794       0.0%
    State Street Corp.                                           14,729  1,355,068       0.1%
    Sterling Bancorp                                             29,647    742,657       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
#   Stewardship Financial Corp.                                   1,104 $   10,764       0.0%
    Stewart Information Services Corp.                            3,290    124,823       0.0%
    Stifel Financial Corp.                                        8,705    461,626       0.1%
    Stock Yards Bancorp, Inc.                                     2,229     84,145       0.0%
    Summit State Bank                                               845     10,647       0.0%
    Sun Bancorp, Inc.                                             2,176     55,162       0.0%
    SunTrust Banks, Inc.                                         18,740  1,128,335       0.1%
#   Sussex Bancorp                                                  492     12,595       0.0%
*   SVB Financial Group                                           3,600    789,408       0.1%
    Synchrony Financial                                          45,397  1,480,850       0.1%
    Synovus Financial Corp.                                      13,381    626,900       0.1%
    T Rowe Price Group, Inc.                                     22,092  2,052,347       0.2%
    TCF Financial Corp.                                          21,156    385,462       0.0%
    TD Ameritrade Holding Corp.                                  16,254    812,537       0.1%
    Territorial Bancorp, Inc.                                     1,317     41,604       0.0%
*   Texas Capital Bancshares, Inc.                                5,180    445,739       0.0%
#   TFS Financial Corp.                                          10,217    157,546       0.0%
*   Third Point Reinsurance, Ltd.                                 4,692     78,356       0.0%
    Timberland Bancorp, Inc.                                        618     18,732       0.0%
    Tompkins Financial Corp.                                      1,531    133,381       0.0%
    Torchmark Corp.                                               9,600    807,648       0.1%
    Towne Bank                                                    7,246    242,741       0.0%
    Travelers Cos., Inc. (The)                                   20,550  2,721,848       0.2%
    Trico Bancshares                                              2,693    111,544       0.0%
*   TriState Capital Holdings, Inc.                               3,298     74,700       0.0%
*   Triumph Bancorp, Inc.                                         1,220     37,820       0.0%
    TrustCo Bank Corp. NY                                        10,792     99,017       0.0%
    Trustmark Corp.                                              11,187    368,500       0.0%
#   Two River Bancorp                                               685     13,289       0.0%
    U.S. Bancorp.                                                 1,156     62,863       0.0%
    UMB Financial Corp.                                           5,938    436,621       0.0%
    Umpqua Holdings Corp.                                        19,599    400,996       0.0%
    Union Bankshares Corp.                                        5,029    173,551       0.0%
    United Bancshares, Inc.                                         300      6,855       0.0%
#   United Bankshares, Inc.                                      10,321    371,040       0.0%
    United Community Bancorp                                        620     13,020       0.0%
    United Community Banks, Inc.                                 11,132    305,239       0.0%
    United Community Financial Corp.                              6,179     57,032       0.0%
    United Financial Bancorp, Inc.                                5,822    106,601       0.0%
    United Fire Group, Inc.                                       3,668    169,058       0.0%
#   United Insurance Holdings Corp.                               2,928     46,087       0.0%
    United Security Bancshares                                    3,542     33,295       0.0%
    Unity Bancorp, Inc.                                             600     11,850       0.0%
    Universal Insurance Holdings, Inc.                            3,017     71,955       0.0%
    Univest Corp. of Pennsylvania                                 2,728     79,930       0.0%
    Unum Group                                                   19,804  1,030,600       0.1%
    Validus Holdings, Ltd.                                       12,376    644,542       0.1%
#   Valley National Bancorp                                      29,541    339,722       0.0%
*   Veritex Holdings, Inc.                                        1,802     47,501       0.0%
#   Virtu Financial, Inc. Class A                                18,660    264,039       0.0%
#   Virtus Investment Partners, Inc.                              1,133    131,881       0.0%
    Voya Financial, Inc.                                         14,382    577,581       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Financials -- (Continued)
#   Waddell & Reed Financial, Inc. Class A                        11,502 $    214,972       0.0%
*   Walker & Dunlop, Inc.                                          5,705      313,147       0.0%
    Washington Federal, Inc.                                       8,765      305,022       0.0%
    Washington Trust Bancorp, Inc.                                 1,605       89,078       0.0%
    WashingtonFirst Bankshares, Inc.                                 630       22,012       0.0%
    Waterstone Financial, Inc.                                     6,401      122,899       0.0%
    Wayne Savings Bancshares, Inc.                                   215        3,827       0.0%
    Webster Financial Corp.                                        9,954      547,370       0.1%
#   Wellesley Bank                                                 1,081       28,647       0.0%
    Wells Fargo & Co.                                            119,610    6,714,905       0.6%
    WesBanco, Inc.                                                 4,981      201,232       0.0%
    West Bancorporation, Inc.                                      2,622       64,108       0.0%
#   Westamerica Bancorporation                                       618       35,986       0.0%
*   Western Alliance Bancorp                                      13,274      740,689       0.1%
    Western New England Bancorp, Inc.                              2,300       24,265       0.0%
    Westwood Holdings Group, Inc.                                  1,098       71,260       0.0%
    White Mountains Insurance Group, Ltd.                            462      410,787       0.0%
    Willis Towers Watson P.L.C.                                    9,755    1,571,335       0.1%
    Wintrust Financial Corp.                                       6,207      504,567       0.1%
#*  WMIH Corp.                                                     5,250        4,358       0.0%
#*  World Acceptance Corp.                                         1,007       88,113       0.0%
#   WR Berkley Corp.                                              11,006      754,792       0.1%
    WSFS Financial Corp.                                           3,319      164,954       0.0%
#*  Xenith Bankshares, Inc.                                          900       28,782       0.0%
#   XL Group, Ltd.                                                23,260      941,332       0.1%
    Zions Bancorporation                                          10,295      478,306       0.1%
                                                                         ------------      ----
Total Financials                                                          212,259,919      17.8%
                                                                         ------------      ----
Health Care -- (12.6%)
#   Abaxis, Inc.                                                   2,275      110,110       0.0%
    Abbott Laboratories                                            2,541      137,798       0.0%
    AbbVie, Inc.                                                  76,879    6,938,330       0.6%
*   ABIOMED, Inc.                                                  2,192      422,881       0.0%
#*  ACADIA Pharmaceuticals, Inc.                                   2,716       94,598       0.0%
#*  Accuray, Inc.                                                  6,422       30,505       0.0%
    Aceto Corp.                                                    2,485       25,024       0.0%
#*  Achillion Pharmaceuticals, Inc.                               15,963       64,171       0.0%
*   Acorda Therapeutics, Inc.                                      5,852      155,517       0.0%
#*  Adamas Pharmaceuticals, Inc.                                   1,657       40,862       0.0%
*   Addus HomeCare Corp.                                           1,000       36,000       0.0%
*   Adverum Biotechnologies, Inc.                                  3,621       11,768       0.0%
    Aetna, Inc.                                                   22,765    3,870,733       0.3%
*   Affimed NV                                                     9,000       19,125       0.0%
    Agilent Technologies, Inc.                                    14,749    1,003,374       0.1%
#*  Akorn, Inc.                                                    7,820      254,697       0.0%
*   Alexion Pharmaceuticals, Inc.                                  7,897      944,955       0.1%
*   Align Technology, Inc.                                         4,578    1,094,050       0.1%
#*  Alkermes P.L.C.                                                3,226      157,300       0.0%
    Allergan P.L.C.                                               15,522    2,750,964       0.2%
*   Allscripts Healthcare Solutions, Inc.                         21,056      283,835       0.0%
*   Almost Family, Inc.                                            2,589      114,563       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Health Care -- (Continued)
#*  Alnylam Pharmaceuticals, Inc.                                 3,700 $  450,808       0.1%
#*  AMAG Pharmaceuticals, Inc.                                    1,567     24,602       0.0%
#*  Amedisys, Inc.                                                2,200    105,842       0.0%
    AmerisourceBergen Corp.                                      26,423  2,033,250       0.2%
    Amgen, Inc.                                                  25,363  4,444,105       0.4%
#*  Amicus Therapeutics, Inc.                                    13,517    192,482       0.0%
#*  AMN Healthcare Services, Inc.                                12,017    527,546       0.1%
*   Amphastar Pharmaceuticals, Inc.                               2,833     51,192       0.0%
    Analogic Corp.                                                1,349    108,325       0.0%
*   AngioDynamics, Inc.                                           4,620     78,401       0.0%
*   ANI Pharmaceuticals, Inc.                                       589     34,209       0.0%
*   Anika Therapeutics, Inc.                                      1,586     86,643       0.0%
    Anthem, Inc.                                                 17,824  3,728,959       0.3%
#*  Aptevo Therapeutics, Inc.                                     1,972      5,630       0.0%
#*  Aratana Therapeutics, Inc.                                    2,068     11,850       0.0%
*   Arrowhead Pharmaceuticals, Inc.                              12,593     45,839       0.0%
#*  athenahealth, Inc.                                            2,827    361,517       0.0%
    Atrion Corp.                                                    222    145,998       0.0%
*   aTyr Pharma, Inc.                                             2,800     13,440       0.0%
    Becton Dickinson and Co.                                      5,733  1,196,305       0.1%
*   Bio-Rad Laboratories, Inc. Class A                            2,643    580,905       0.1%
#   Bio-Techne Corp.                                              3,052    399,873       0.0%
*   Biogen, Inc.                                                 10,657  3,321,361       0.3%
#*  BioMarin Pharmaceutical, Inc.                                 4,679    384,099       0.0%
*   BioSpecifics Technologies Corp.                                 876     40,095       0.0%
#*  BioTelemetry, Inc.                                            2,740     79,597       0.0%
*   Bioverativ, Inc.                                             10,075    569,237       0.1%
#*  Bluebird Bio, Inc.                                            2,581    359,017       0.0%
*   Boston Scientific Corp.                                      38,145  1,073,400       0.1%
    Bristol-Myers Squibb Co.                                     68,673  4,234,377       0.4%
    Bruker Corp.                                                 19,254    604,576       0.1%
*   Cambrex Corp.                                                 2,736    118,332       0.0%
    Cantel Medical Corp.                                          4,577    448,912       0.1%
    Cardinal Health, Inc.                                        23,023  1,425,124       0.1%
*   Catalent, Inc.                                               14,287    608,483       0.1%
*   Celgene Corp.                                                40,370  4,076,159       0.4%
#*  Celldex Therapeutics, Inc.                                    3,876      9,457       0.0%
*   Centene Corp.                                                19,756  1,850,545       0.2%
*   Cerner Corp.                                                 12,599    850,684       0.1%
*   Charles River Laboratories International, Inc.                6,504    756,350       0.1%
#   Chemed Corp.                                                  2,309    515,900       0.1%
*   Chimerix, Inc.                                                5,901     29,033       0.0%
#*  Cidara Therapeutics, Inc.                                     1,583     12,189       0.0%
    Cigna Corp.                                                  15,063  2,970,725       0.3%
#*  Civitas Solutions, Inc.                                       3,163     58,990       0.0%
#*  Clovis Oncology, Inc.                                         1,242     93,610       0.0%
#   Computer Programs & Systems, Inc.                               184      5,548       0.0%
*   Concert Pharmaceuticals, Inc.                                   800     13,640       0.0%
#   CONMED Corp.                                                  2,720    142,038       0.0%
    Cooper Cos., Inc. (The)                                       2,740    658,312       0.1%
#*  Corcept Therapeutics, Inc.                                    5,930    116,762       0.0%
*   CorVel Corp.                                                  2,737    164,220       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Health Care -- (Continued)
#*  Cotiviti Holdings, Inc.                                       7,828 $  275,232       0.0%
    CR Bard, Inc.                                                 4,547  1,487,187       0.1%
*   Cross Country Healthcare, Inc.                                1,800     24,570       0.0%
*   CryoLife, Inc.                                                3,398     66,091       0.0%
*   Cumberland Pharmaceuticals, Inc.                              1,705     12,634       0.0%
    Danaher Corp.                                                25,766  2,377,429       0.2%
*   DaVita, Inc.                                                 27,919  1,695,800       0.2%
    DENTSPLY SIRONA, Inc.                                         7,301    445,872       0.0%
#*  Depomed, Inc.                                                 1,202      5,818       0.0%
#*  DexCom, Inc.                                                  1,431     64,352       0.0%
    Digirad Corp.                                                 1,500      3,000       0.0%
#*  Diplomat Pharmacy, Inc.                                       2,744     57,761       0.0%
#*  Eagle Pharmaceuticals, Inc.                                   2,161    116,154       0.0%
*   Edwards Lifesciences Corp.                                    8,395    858,221       0.1%
*   Electromed, Inc.                                              4,200     31,038       0.0%
*   Emergent BioSolutions, Inc.                                   5,415    221,961       0.0%
*   Enanta Pharmaceuticals, Inc.                                  1,094     54,339       0.0%
*   Endo International P.L.C.                                    11,288     72,017       0.0%
*   Envision Healthcare Corp.                                     5,010    213,426       0.0%
*   Enzo Biochem, Inc.                                            6,402     63,060       0.0%
#*  Evolent Health, Inc. Class A                                  8,810    143,163       0.0%
#*  Exact Sciences Corp.                                          5,833    320,757       0.0%
*   Exactech, Inc.                                                1,640     68,634       0.0%
*   Exelixis, Inc.                                               10,453    259,130       0.0%
*   Express Scripts Holding Co.                                  58,499  3,585,404       0.3%
*   FibroGen, Inc.                                                1,107     61,826       0.0%
*   Five Prime Therapeutics, Inc.                                 4,115    184,599       0.0%
#*  Fluidigm Corp.                                                1,100      6,380       0.0%
*   FONAR Corp.                                                     776     24,754       0.0%
    Gilead Sciences, Inc.                                        65,617  4,918,650       0.4%
*   Globus Medical, Inc. Class A                                 10,201    325,106       0.0%
*   Haemonetics Corp.                                             6,384    303,623       0.0%
*   Harvard Bioscience, Inc.                                      3,317     11,112       0.0%
#*  HealthEquity, Inc.                                            6,591    331,000       0.0%
*   HealthStream, Inc.                                            4,750    116,185       0.0%
*   Henry Schein, Inc.                                            7,438    584,627       0.1%
*   Heska Corp.                                                   1,107    107,933       0.0%
    Hill-Rom Holdings, Inc.                                       7,869    635,107       0.1%
*   HMS Holdings Corp.                                           13,644    262,511       0.0%
*   Hologic, Inc.                                                20,895    790,876       0.1%
*   Horizon Pharma P.L.C.                                         9,352    126,813       0.0%
    Humana, Inc.                                                  8,646  2,207,756       0.2%
*   ICU Medical, Inc.                                             1,322    252,634       0.0%
*   IDEXX Laboratories, Inc.                                      5,790    962,124       0.1%
*   Illumina, Inc.                                                3,677    754,484       0.1%
*   Immune Design Corp.                                           4,778     23,651       0.0%
*   Impax Laboratories, Inc.                                      3,071     55,739       0.0%
*   INC Research Holdings, Inc. Class A                          12,367    706,774       0.1%
*   Incyte Corp.                                                  2,598    294,223       0.0%
*   Innoviva, Inc.                                               10,187    124,689       0.0%
*   Inogen, Inc.                                                  1,096    108,427       0.0%
*   Inovalon Holdings, Inc. Class A                               3,820     63,985       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Health Care -- (Continued)
*   Integer Holdings Corp.                                        3,899 $   189,491       0.0%
#*  Integra LifeSciences Holdings Corp.                           5,850     273,663       0.0%
*   Intra-Cellular Therapies, Inc.                                2,471      38,523       0.0%
*   Intuitive Surgical, Inc.                                      3,402   1,276,975       0.1%
#   Invacare Corp.                                                3,836      59,458       0.0%
#*  Ionis Pharmaceuticals, Inc.                                   5,062     289,091       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                   2,046     289,570       0.0%
    Johnson & Johnson                                            96,534  13,457,805       1.1%
#*  Juno Therapeutics, Inc.                                       7,955     357,259       0.0%
#*  Karyopharm Therapeutics, Inc.                                 3,622      36,981       0.0%
    Kewaunee Scientific Corp.                                       534      15,219       0.0%
*   Kindred Biosciences, Inc.                                     1,675      12,479       0.0%
*   Laboratory Corp. of America Holdings                          9,776   1,502,669       0.1%
#*  Lannett Co., Inc.                                               400       7,960       0.0%
*   Lantheus Holdings, Inc.                                       3,823      76,078       0.0%
    LeMaitre Vascular, Inc.                                       1,203      38,508       0.0%
*   LHC Group, Inc.                                               1,689     112,842       0.0%
#*  Lipocine, Inc.                                                1,313       4,641       0.0%
*   LivaNova P.L.C.                                               4,817     355,976       0.0%
    Luminex Corp.                                                 1,750      37,363       0.0%
#*  MacroGenics, Inc.                                             2,879      56,975       0.0%
*   Magellan Health, Inc.                                         4,383     373,870       0.0%
*   Mallinckrodt P.L.C.                                           3,464     109,705       0.0%
*   Masimo Corp.                                                  6,161     540,689       0.1%
    McKesson Corp.                                               16,945   2,336,377       0.2%
#*  Medidata Solutions, Inc.                                      1,984     149,256       0.0%
*   MEDNAX, Inc.                                                  7,105     311,128       0.0%
    Medtronic P.L.C.                                             39,458   3,177,158       0.3%
    Merck & Co., Inc.                                            51,393   2,831,240       0.2%
#   Meridian Bioscience, Inc.                                     4,317      64,539       0.0%
*   Merit Medical Systems, Inc.                                   5,597     212,966       0.0%
*   Mettler-Toledo International, Inc.                            1,596   1,089,477       0.1%
#*  Mirati Therapeutics, Inc.                                     1,909      24,912       0.0%
#*  Molina Healthcare, Inc.                                      10,662     723,203       0.1%
*   Mylan NV                                                     19,236     686,918       0.1%
*   Myriad Genetics, Inc.                                         4,699     161,082       0.0%
    National Research Corp. Class A                                 800      30,040       0.0%
    National Research Corp. Class B                                 131       7,065       0.0%
*   Natus Medical, Inc.                                           3,851     163,282       0.0%
*   Neogen Corp.                                                  2,214     177,563       0.0%
#*  NeoGenomics, Inc.                                             6,093      52,826       0.0%
#*  Neurocrine Biosciences, Inc.                                  2,000     124,220       0.0%
#*  NewLink Genetics Corp.                                        1,938      18,140       0.0%
*   NuVasive, Inc.                                                3,689     209,277       0.0%
*   Nuvectra Corp.                                                  849      11,894       0.0%
*   Omnicell, Inc.                                                3,322     165,436       0.0%
#*  OPKO Health, Inc.                                            54,180     364,631       0.0%
*   OraSure Technologies, Inc.                                    3,692      72,917       0.0%
*   Orthofix International NV                                     1,449      77,855       0.0%
*   Otonomy, Inc.                                                 3,300       9,818       0.0%
    Owens & Minor, Inc.                                           6,914     169,877       0.0%
#   Patterson Cos., Inc.                                         11,046     408,702       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  PDL BioPharma, Inc.                                           17,391 $    51,477       0.0%
    PerkinElmer, Inc.                                              6,772     489,751       0.1%
#   Perrigo Co. P.L.C.                                             5,376     435,402       0.0%
*   Pfenex, Inc.                                                   2,224       7,028       0.0%
    Pfizer, Inc.                                                 152,255   5,338,060       0.5%
*   PharMerica Corp.                                               3,402      99,679       0.0%
    Phibro Animal Health Corp. Class A                               893      33,621       0.0%
*   PRA Health Sciences, Inc.                                      7,708     627,662       0.1%
#*  Premier, Inc. Class A                                          6,616     216,145       0.0%
*   Prestige Brands Holdings, Inc.                                 3,700     173,530       0.0%
*   Providence Service Corp. (The)                                 1,646      91,518       0.0%
    Psychemedics Corp.                                               600      10,500       0.0%
#*  Puma Biotechnology, Inc.                                         816     103,877       0.0%
*   Quality Systems, Inc.                                          4,865      68,451       0.0%
    Quest Diagnostics, Inc.                                       12,219   1,145,898       0.1%
*   Quidel Corp.                                                   2,190      89,681       0.0%
*   Quintiles IMS Holdings, Inc.                                  10,399   1,124,132       0.1%
*   Quorum Health Corp.                                            3,733      21,353       0.0%
*   RadNet, Inc.                                                   4,219      46,198       0.0%
*   Regeneron Pharmaceuticals, Inc.                                2,897   1,166,390       0.1%
#   ResMed, Inc.                                                   8,293     698,105       0.1%
#*  Retrophin, Inc.                                                3,350      83,315       0.0%
*   RTI Surgical, Inc.                                             7,852      35,334       0.0%
#*  Sangamo Therapeutics, Inc.                                     6,287      77,959       0.0%
*   SeaSpine Holdings Corp.                                          289       2,896       0.0%
#*  Seattle Genetics, Inc.                                         3,292     201,833       0.0%
    Simulations Plus, Inc.                                         2,272      37,034       0.0%
*   Sonoma Pharmaceuticals, Inc.                                   1,600       6,848       0.0%
#*  Spectrum Pharmaceuticals, Inc.                                 9,400     184,146       0.0%
#*  Stemline Therapeutics, Inc.                                    2,568      35,053       0.0%
    STERIS P.L.C.                                                  4,871     454,610       0.1%
    Stryker Corp.                                                 13,311   2,061,475       0.2%
*   Sucampo Pharmaceuticals, Inc. Class A                          2,851      28,510       0.0%
*   Supernus Pharmaceuticals, Inc.                                 2,044      85,030       0.0%
*   Surmodics, Inc.                                                1,314      39,092       0.0%
*   Synlogic, Inc.                                                    89       1,300       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                           2,972     334,112       0.0%
    Teleflex, Inc.                                                 2,039     483,202       0.1%
#*  TESARO, Inc.                                                   1,100     127,347       0.0%
*   Tetraphase Pharmaceuticals, Inc.                               5,296      31,829       0.0%
    Thermo Fisher Scientific, Inc.                                12,881   2,496,724       0.2%
*   Tivity Health, Inc.                                            4,288     198,320       0.0%
*   Triple-S Management Corp. Class B                              1,400      33,614       0.0%
*   United Therapeutics Corp.                                      7,151     848,037       0.1%
    UnitedHealth Group, Inc.                                      68,280  14,353,822       1.2%
    US Physical Therapy, Inc.                                      1,213      82,423       0.0%
    Utah Medical Products, Inc.                                      407      30,688       0.0%
#*  Varex Imaging Corp.                                            2,353      80,873       0.0%
#*  Varian Medical Systems, Inc.                                   5,885     613,158       0.1%
*   Veeva Systems, Inc. Class A                                    3,488     212,559       0.0%
*   Vertex Pharmaceuticals, Inc.                                   5,974     873,578       0.1%
#*  Vital Therapies, Inc.                                          2,188      12,909       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Health Care -- (Continued)
*   Voyager Therapeutics, Inc.                                    1,090 $     22,955       0.0%
*   VWR Corp.                                                    18,473      611,456       0.1%
*   Waters Corp.                                                  4,145      812,627       0.1%
*   WellCare Health Plans, Inc.                                   6,870    1,358,474       0.1%
    West Pharmaceutical Services, Inc.                            2,726      276,416       0.0%
#*  Xencor, Inc.                                                  3,723       73,641       0.0%
*   Zafgen, Inc.                                                  2,872       10,224       0.0%
    Zimmer Biomet Holdings, Inc.                                  7,710      937,690       0.1%
*   Zogenix, Inc.                                                 3,746      140,475       0.0%
                                                                        ------------      ----
Total Health Care                                                        159,423,926      13.4%
                                                                        ------------      ----
Industrials -- (12.4%)
    3M Co.                                                       18,062    4,157,692       0.4%
    AAON, Inc.                                                    8,609      301,315       0.0%
    AAR Corp.                                                     3,465      134,754       0.0%
    ABM Industries, Inc.                                         10,218      428,849       0.0%
*   Acacia Research Corp.                                         3,806       17,127       0.0%
*   ACCO Brands Corp.                                            13,108      171,059       0.0%
    Acme United Corp.                                               500       11,250       0.0%
#   Actuant Corp. Class A                                         8,274      210,987       0.0%
#   Acuity Brands, Inc.                                           2,889      483,041       0.1%
#   Advanced Drainage Systems, Inc.                               2,686       52,511       0.0%
*   Advisory Board Co. (The)                                      4,638      250,104       0.0%
*   AECOM                                                        27,935      979,401       0.1%
*   Aegion Corp.                                                  1,353       31,511       0.0%
*   Aerojet Rocketdyne Holdings, Inc.                             8,645      273,009       0.0%
*   Aerovironment, Inc.                                           2,565      131,225       0.0%
    AGCO Corp.                                                   14,868    1,019,499       0.1%
    Air Lease Corp.                                              20,446      888,379       0.1%
*   Air Transport Services Group, Inc.                            9,263      224,165       0.0%
    Aircastle, Ltd.                                              14,845      345,295       0.0%
    Alamo Group, Inc.                                             2,044      215,642       0.0%
    Alaska Air Group, Inc.                                        7,829      516,949       0.1%
    Albany International Corp. Class A                            3,387      204,405       0.0%
    Allegion P.L.C.                                               5,986      499,173       0.1%
    Allied Motion Technologies, Inc.                                500       14,200       0.0%
    Allison Transmission Holdings, Inc.                          26,627    1,131,381       0.1%
    Altra Industrial Motion Corp.                                 3,081      147,580       0.0%
    AMERCO                                                        2,155      846,139       0.1%
*   Ameresco, Inc. Class A                                        6,493       49,996       0.0%
    American Railcar Industries, Inc.                               800       31,840       0.0%
*   American Woodmark Corp.                                       1,500      144,900       0.0%
    AMETEK, Inc.                                                 17,921    1,209,488       0.1%
    AO Smith Corp.                                                5,410      320,272       0.0%
#   Apogee Enterprises, Inc.                                      4,771      227,720       0.0%
    Applied Industrial Technologies, Inc.                         5,848      372,225       0.0%
*   ARC Document Solutions, Inc.                                  2,577       11,390       0.0%
*   ARC Group Worldwide, Inc.                                     2,172        5,756       0.0%
    ArcBest Corp.                                                 3,551      115,763       0.0%
    Argan, Inc.                                                   1,864      128,150       0.0%
*   Armstrong Flooring, Inc.                                      2,090       30,932       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
*   Armstrong World Industries, Inc.                              4,181 $  213,649       0.0%
    Astec Industries, Inc.                                        2,609    135,538       0.0%
*   Astronics Corp.                                               6,416    220,710       0.0%
*   Astronics Corp. Class B                                         363     12,496       0.0%
*   Atlas Air Worldwide Holdings, Inc.                            3,402    208,713       0.0%
*   Avis Budget Group, Inc.                                      10,097    416,501       0.0%
#*  Axon Enterprise, Inc.                                         3,842     88,251       0.0%
    AZZ, Inc.                                                     3,314    158,409       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                            6,590     28,864       0.0%
    Barnes Group, Inc.                                            7,757    504,903       0.1%
    Barrett Business Services, Inc.                                 739     44,924       0.0%
*   Beacon Roofing Supply, Inc.                                   9,709    537,976       0.1%
*   Blue Bird Corp.                                               1,375     28,394       0.0%
*   BMC Stock Holdings, Inc.                                     10,249    219,841       0.0%
    Brady Corp. Class A                                           5,464    207,905       0.0%
    Briggs & Stratton Corp.                                       8,492    213,998       0.0%
    Brink's Co. (The)                                             9,010    685,661       0.1%
*   Builders FirstSource, Inc.                                   14,468    260,713       0.0%
    BWX Technologies, Inc.                                       10,498    629,040       0.1%
*   CAI International, Inc.                                       1,115     41,277       0.0%
    Carlisle Cos., Inc.                                           4,880    535,970       0.1%
*   Casella Waste Systems, Inc. Class A                           2,537     46,833       0.0%
    Caterpillar, Inc.                                            25,860  3,511,788       0.3%
*   CBIZ, Inc.                                                    9,062    153,601       0.0%
    CECO Environmental Corp.                                      2,011     17,636       0.0%
#   Celadon Group, Inc.                                           3,872     28,459       0.0%
#   CH Robinson Worldwide, Inc.                                  12,457    978,248       0.1%
*   Chart Industries, Inc.                                        3,776    164,256       0.0%
#   Chicago Bridge & Iron Co. NV                                 11,269    157,090       0.0%
    Cintas Corp.                                                  5,148    767,258       0.1%
    CIRCOR International, Inc.                                    1,501     65,969       0.0%
*   Civeo Corp.                                                   3,466      7,244       0.0%
*   Clean Harbors, Inc.                                           9,431    504,653       0.1%
*   Colfax Corp.                                                 12,920    538,893       0.1%
    Columbus McKinnon Corp.                                       2,432     96,210       0.0%
    Comfort Systems USA, Inc.                                     5,755    254,947       0.0%
*   Commercial Vehicle Group, Inc.                                3,200     25,984       0.0%
*   Continental Building Products, Inc.                           4,160    111,072       0.0%
    Copa Holdings SA Class A                                      2,830    348,628       0.0%
*   Copart, Inc.                                                 21,322    773,775       0.1%
*   Covenant Transportation Group, Inc. Class A                   3,969    117,879       0.0%
*   CPI Aerostructures, Inc.                                      1,133     10,594       0.0%
    CRA International, Inc.                                         684     28,906       0.0%
    Crane Co.                                                     7,092    589,487       0.1%
*   CSW Industrials, Inc.                                           646     31,686       0.0%
    CSX Corp.                                                    21,875  1,103,156       0.1%
    Cubic Corp.                                                   4,025    219,564       0.0%
    Cummins, Inc.                                                 7,216  1,276,366       0.1%
    Curtiss-Wright Corp.                                          5,882    695,546       0.1%
    Deere & Co.                                                  14,138  1,878,657       0.2%
#   Deluxe Corp.                                                  5,958    414,975       0.0%
    DMC Global, Inc.                                              1,127     24,512       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
#   Donaldson Co., Inc.                                           18,457 $  871,355       0.1%
    Douglas Dynamics, Inc.                                         4,728    198,340       0.0%
    Dover Corp.                                                   14,473  1,382,027       0.1%
*   Ducommun, Inc.                                                 1,219     40,190       0.0%
    Dun & Bradstreet Corp. (The)                                   5,082    593,730       0.1%
*   DXP Enterprises, Inc.                                          2,629     84,312       0.0%
#*  Dycom Industries, Inc.                                         5,524    485,173       0.1%
    Eaton Corp. P.L.C.                                            16,361  1,309,207       0.1%
*   Echo Global Logistics, Inc.                                    3,162     76,046       0.0%
    EMCOR Group, Inc.                                             12,628  1,016,680       0.1%
    Emerson Electric Co.                                          24,941  1,607,697       0.1%
    Encore Wire Corp.                                              2,459    111,024       0.0%
    EnerSys                                                        5,407    375,084       0.0%
*   Engility Holdings, Inc.                                        5,033    169,461       0.0%
    Ennis, Inc.                                                    2,732     55,050       0.0%
    EnPro Industries, Inc.                                         1,721    144,117       0.0%
#   Equifax, Inc.                                                  7,100    770,563       0.1%
    ESCO Technologies, Inc.                                        2,851    165,215       0.0%
    Essendant, Inc.                                                4,205     40,704       0.0%
*   Esterline Technologies Corp.                                   4,117    390,497       0.0%
#*  ExOne Co. (The)                                                1,400     14,882       0.0%
    Expeditors International of Washington, Inc.                  12,655    738,799       0.1%
    Exponent, Inc.                                                 3,393    250,573       0.0%
#   Fastenal Co.                                                  24,351  1,143,766       0.1%
    Federal Signal Corp.                                           6,657    142,127       0.0%
    FedEx Corp.                                                    9,003  2,032,967       0.2%
#   Flowserve Corp.                                               10,915    481,024       0.0%
    Fluor Corp.                                                   20,697    891,834       0.1%
    Forrester Research, Inc.                                       1,871     81,763       0.0%
    Fortive Corp.                                                 13,528    977,533       0.1%
    Fortune Brands Home & Security, Inc.                           9,217    608,875       0.1%
    Forward Air Corp.                                              3,271    187,886       0.0%
*   Franklin Covey Co.                                             1,000     19,400       0.0%
    Franklin Electric Co., Inc.                                    4,686    213,213       0.0%
    FreightCar America, Inc.                                       1,405     26,302       0.0%
*   FTI Consulting, Inc.                                           6,487    277,319       0.0%
#   GATX Corp.                                                     1,860    110,503       0.0%
*   Gencor Industries, Inc.                                        1,295     23,440       0.0%
*   Generac Holdings, Inc.                                        10,561    550,122       0.1%
    General Cable Corp.                                            5,022    105,211       0.0%
    General Electric Co.                                         227,223  4,580,816       0.4%
*   Genesee & Wyoming, Inc. Class A                                3,755    269,534       0.0%
*   Gibraltar Industries, Inc.                                     2,794     92,901       0.0%
    Global Brass & Copper Holdings, Inc.                           3,725    130,375       0.0%
*   GMS, Inc.                                                      4,970    169,229       0.0%
*   Goldfield Corp. (The)                                          3,131     18,003       0.0%
    Gorman-Rupp Co. (The)                                          2,875     91,943       0.0%
*   GP Strategies Corp.                                            2,804     81,456       0.0%
    Graco, Inc.                                                    6,377    840,425       0.1%
    Graham Corp.                                                     400      7,708       0.0%
#   Granite Construction, Inc.                                     4,080    259,855       0.0%
*   Great Lakes Dredge & Dock Corp.                                9,514     48,521       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
#   Greenbrier Cos., Inc. (The)                                   1,486 $   77,569       0.0%
    Griffon Corp.                                                 6,042    136,247       0.0%
    H&E Equipment Services, Inc.                                  8,848    291,453       0.0%
    Hardinge, Inc.                                                1,000     16,540       0.0%
*   Harsco Corp.                                                 11,765    250,006       0.0%
*   HC2 Holdings, Inc.                                            2,432     13,206       0.0%
*   HD Supply Holdings, Inc.                                     20,282    717,780       0.1%
#   Healthcare Services Group, Inc.                               4,307    227,797       0.0%
#   Heartland Express, Inc.                                       7,940    169,360       0.0%
#   HEICO Corp.                                                   4,227    383,304       0.0%
    HEICO Corp. Class A                                           6,265    476,767       0.0%
    Heidrick & Struggles International, Inc.                      4,482    111,378       0.0%
*   Herc Holdings, Inc.                                           7,086    343,388       0.0%
*   Heritage-Crystal Clean, Inc.                                  1,237     24,183       0.0%
    Herman Miller, Inc.                                           7,185    241,416       0.0%
*   Hertz Global Holdings, Inc.                                   1,989     49,466       0.0%
    Hexcel Corp.                                                 11,713    710,862       0.1%
*   Hill International, Inc.                                      3,244     17,193       0.0%
    Hillenbrand, Inc.                                             7,474    295,597       0.0%
    HNI Corp.                                                     7,765    265,718       0.0%
    Honeywell International, Inc.                                27,883  4,019,613       0.3%
*   Houston Wire & Cable Co.                                      1,900     10,165       0.0%
*   Hub Group, Inc. Class A                                       3,839    166,229       0.0%
    Hubbell, Inc.                                                 4,806    604,691       0.1%
#*  Hudson Technologies, Inc.                                     2,424     14,350       0.0%
    Huntington Ingalls Industries, Inc.                           4,201    978,119       0.1%
    Hurco Cos., Inc.                                                600     26,850       0.0%
*   Huron Consulting Group, Inc.                                  2,932    107,311       0.0%
#*  Huttig Building Products, Inc.                                2,740     18,413       0.0%
    Hyster-Yale Materials Handling, Inc.                          1,100     86,339       0.0%
*   ICF International, Inc.                                       2,450    131,565       0.0%
    IDEX Corp.                                                    4,548    583,099       0.1%
*   IES Holdings, Inc.                                            1,364     25,507       0.0%
    Illinois Tool Works, Inc.                                    16,251  2,543,607       0.2%
    Ingersoll-Rand P.L.C.                                        15,897  1,408,474       0.1%
*   InnerWorkings, Inc.                                           7,179     78,108       0.0%
    Insperity, Inc.                                               3,109    295,044       0.0%
    Insteel Industries, Inc.                                      1,502     38,376       0.0%
    Interface, Inc.                                               9,097    207,412       0.0%
    ITT, Inc.                                                    16,887    787,610       0.1%
    Jacobs Engineering Group, Inc.                               13,897    808,944       0.1%
    JB Hunt Transport Services, Inc.                              4,106    436,837       0.0%
*   JetBlue Airways Corp.                                        22,229    425,685       0.0%
#   John Bean Technologies Corp.                                  4,005    428,135       0.0%
    Johnson Controls International P.L.C.                        21,069    872,046       0.1%
    Kadant, Inc.                                                  1,182    134,275       0.0%
    Kaman Corp.                                                   5,016    280,595       0.0%
    KAR Auction Services, Inc.                                   17,617    833,813       0.1%
#   KBR, Inc.                                                    25,134    493,380       0.1%
    Kelly Services, Inc. Class A                                  7,521    197,878       0.0%
#   Kennametal, Inc.                                              9,626    420,175       0.0%
*   Key Technology, Inc.                                          1,200     20,184       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
#*  KEYW Holding Corp. (The)                                      1,218 $    9,196       0.0%
    Kforce, Inc.                                                  7,023    147,132       0.0%
    Kimball International, Inc. Class B                           5,382    103,173       0.0%
*   Kirby Corp.                                                   1,689    119,666       0.0%
#*  KLX, Inc.                                                     7,020    385,117       0.0%
#*  Knight-Swift Transportation Holdings, Inc.                   15,358    636,589       0.1%
    Knoll, Inc.                                                   6,267    132,986       0.0%
    Korn/Ferry International                                      9,955    416,418       0.0%
*   Kratos Defense & Security Solutions, Inc.                     8,198     98,704       0.0%
    L3 Technologies, Inc.                                         6,535  1,223,221       0.1%
    Landstar System, Inc.                                         5,569    549,939       0.1%
*   Lawson Products, Inc.                                           796     20,019       0.0%
#*  Layne Christensen Co.                                           963     12,721       0.0%
    LB Foster Co. Class A                                           958     23,854       0.0%
#   Lennox International, Inc.                                    2,721    520,065       0.1%
    Lincoln Electric Holdings, Inc.                               9,413    862,890       0.1%
#   Lindsay Corp.                                                   350     32,046       0.0%
    LS Starrett Co. (The) Class A                                 1,000      8,500       0.0%
    LSC Communications, Inc.                                      3,620     58,572       0.0%
    LSI Industries, Inc.                                          1,800     12,510       0.0%
*   Lydall, Inc.                                                  1,763    101,901       0.0%
    Macquarie Infrastructure Corp.                                9,036    628,454       0.1%
*   Manitowoc Co., Inc. (The)                                    22,965    218,627       0.0%
    ManpowerGroup, Inc.                                          10,317  1,271,880       0.1%
    Marten Transport, Ltd.                                        4,043     79,445       0.0%
    Masco Corp.                                                  14,823    590,252       0.1%
*   Masonite International Corp.                                  2,005    134,536       0.0%
*   MasTec, Inc.                                                 15,403    670,801       0.1%
    Matthews International Corp. Class A                          3,218    202,251       0.0%
    Maxar Technologies, Ltd.                                      2,660    168,378       0.0%
    McGrath RentCorp                                              3,156    141,073       0.0%
*   Mercury Systems, Inc.                                         4,095    206,675       0.0%
*   Meritor, Inc.                                                 8,966    233,206       0.0%
#*  Middleby Corp. (The)                                          3,508    406,577       0.0%
*   Milacron Holdings Corp.                                       5,798    104,074       0.0%
    Miller Industries, Inc.                                         900     25,425       0.0%
*   Mistras Group, Inc.                                           3,871     81,330       0.0%
    Mobile Mini, Inc.                                             4,519    149,579       0.0%
*   Moog, Inc. Class A                                            4,488    393,867       0.0%
*   Moog, Inc. Class B                                              200     17,758       0.0%
*   MRC Global, Inc.                                             17,222    295,357       0.0%
    MSA Safety, Inc.                                              3,801    302,180       0.0%
    MSC Industrial Direct Co., Inc. Class A                       8,148    675,469       0.1%
    Mueller Industries, Inc.                                      5,807    201,793       0.0%
    Mueller Water Products, Inc. Class A                         21,298    254,298       0.0%
    Multi-Color Corp.                                             1,652    136,620       0.0%
*   MYR Group, Inc.                                               1,912     60,974       0.0%
    National Presto Industries, Inc.                                700     81,830       0.0%
*   Navigant Consulting, Inc.                                     6,703    116,029       0.0%
#*  Navistar International Corp.                                 12,063    510,386       0.1%
*   NCI Building Systems, Inc.                                    5,077     80,978       0.0%
    Nielsen Holdings P.L.C.                                      55,165  2,044,967       0.2%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
*   NL Industries, Inc.                                           1,570 $   20,410       0.0%
    NN, Inc.                                                      3,098     91,546       0.0%
#   Nordson Corp.                                                 5,243    664,236       0.1%
    Norfolk Southern Corp.                                        4,645    610,446       0.1%
    Northrop Grumman Corp.                                       10,053  2,970,963       0.3%
*   Northwest Pipe Co.                                            1,100     20,064       0.0%
#*  NOW, Inc.                                                    20,289    254,018       0.0%
*   NV5 Global, Inc.                                                353     20,509       0.0%
    Old Dominion Freight Line, Inc.                               6,258    758,032       0.1%
    Omega Flex, Inc.                                                391     25,216       0.0%
*   On Assignment, Inc.                                          10,001    612,261       0.1%
*   Orion Group Holdings, Inc.                                    1,224      8,813       0.0%
    Oshkosh Corp.                                                11,081  1,014,576       0.1%
    PACCAR, Inc.                                                 20,328  1,458,127       0.1%
*   PAM Transportation Services, Inc.                                48      1,405       0.0%
    Park-Ohio Holdings Corp.                                      1,124     52,997       0.0%
    Parker-Hannifin Corp.                                         6,391  1,167,061       0.1%
*   Patrick Industries, Inc.                                      1,865    173,445       0.0%
*   Patriot Transportation Holding, Inc.                            404      7,640       0.0%
*   Pendrell Corp.                                                1,750     11,340       0.0%
    Pentair P.L.C.                                               12,921    910,414       0.1%
*   PGT Innovations, Inc.                                         4,692     66,157       0.0%
    Pitney Bowes, Inc.                                           30,738    422,340       0.0%
*   Ply Gem Holdings, Inc.                                        3,850     65,065       0.0%
    Powell Industries, Inc.                                       1,050     30,429       0.0%
    Primoris Services Corp.                                       9,291    262,657       0.0%
#*  Proto Labs, Inc.                                              1,956    170,661       0.0%
    Quad/Graphics, Inc.                                           5,242    119,465       0.0%
    Quanex Building Products Corp.                                2,223     48,795       0.0%
*   Quanta Services, Inc.                                        22,735    857,792       0.1%
*   Radiant Logistics, Inc.                                       3,151     15,377       0.0%
    Raven Industries, Inc.                                        2,635     88,668       0.0%
    Raytheon Co.                                                  9,642  1,737,488       0.2%
*   RBC Bearings, Inc.                                            2,213    274,014       0.0%
    Regal Beloit Corp.                                            4,891    396,905       0.0%
    Resources Connection, Inc.                                    6,015     94,736       0.0%
*   Rexnord Corp.                                                14,632    373,409       0.0%
*   Roadrunner Transportation Systems, Inc.                       2,764     24,323       0.0%
    Robert Half International, Inc.                              32,020  1,657,675       0.1%
    Rockwell Automation, Inc.                                     9,556  1,919,036       0.2%
    Rockwell Collins, Inc.                                       16,254  2,204,042       0.2%
#   Rollins, Inc.                                                10,554    463,426       0.0%
    Roper Technologies, Inc.                                      2,278    588,111       0.1%
*   RPX Corp.                                                     6,403     83,367       0.0%
#   RR Donnelley & Sons Co.                                       9,655     88,826       0.0%
*   Rush Enterprises, Inc. Class A                                4,987    253,240       0.0%
    Ryder System, Inc.                                            8,480    687,558       0.1%
*   Saia, Inc.                                                    3,500    226,800       0.0%
#*  Sensata Technologies Holding NV                              20,099    983,042       0.1%
#   Snap-on, Inc.                                                 5,385    849,645       0.1%
*   SP Plus Corp.                                                 2,747    106,446       0.0%
    Spartan Motors, Inc.                                          3,151     50,889       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
*   Sparton Corp.                                                   143 $    3,330       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                    16,164  1,294,736       0.1%
*   SPX Corp.                                                     2,883     84,443       0.0%
*   SPX FLOW, Inc.                                                5,099    210,232       0.0%
    Standex International Corp.                                   1,282    132,751       0.0%
    Stanley Black & Decker, Inc.                                  6,000    969,300       0.1%
    Steelcase, Inc. Class A                                       9,934    144,540       0.0%
*   Sterling Construction Co., Inc.                               1,372     24,490       0.0%
    Sun Hydraulics Corp.                                          1,856    106,776       0.0%
#*  Sunrun, Inc.                                                  1,890     10,849       0.0%
#*  Team, Inc.                                                    3,960     48,708       0.0%
*   Teledyne Technologies, Inc.                                   4,763    809,519       0.1%
    Tennant Co.                                                   1,764    122,333       0.0%
    Terex Corp.                                                  11,874    559,384       0.1%
    Tetra Tech, Inc.                                              8,750    430,938       0.0%
*   Textainer Group Holdings, Ltd.                                1,000     19,550       0.0%
*   Thermon Group Holdings, Inc.                                  3,145     67,649       0.0%
    Timken Co. (The)                                              9,294    438,212       0.0%
    Titan International, Inc.                                     6,299     61,352       0.0%
*   Titan Machinery, Inc.                                         1,852     27,576       0.0%
    Toro Co. (The)                                               10,098    634,659       0.1%
#   TransDigm Group, Inc.                                         3,121    866,077       0.1%
*   TransUnion                                                   11,077    581,432       0.1%
*   Trex Co., Inc.                                                2,011    220,104       0.0%
*   TriMas Corp.                                                  4,787    127,095       0.0%
*   TriNet Group, Inc.                                           10,115    351,193       0.0%
    Trinity Industries, Inc.                                     19,932    648,189       0.1%
    Triton International, Ltd.                                   12,063    481,314       0.0%
#   Triumph Group, Inc.                                           7,373    228,932       0.0%
*   TrueBlue, Inc.                                                5,931    160,730       0.0%
*   Tutor Perini Corp.                                            6,203    174,925       0.0%
*   Twin Disc, Inc.                                               1,000     21,350       0.0%
    UniFirst Corp.                                                1,610    253,575       0.0%
    Union Pacific Corp.                                           6,613    765,719       0.1%
    United Parcel Service, Inc. Class B                          21,017  2,470,128       0.2%
*   United Rentals, Inc.                                          9,511  1,345,616       0.1%
    United Technologies Corp.                                    38,829  4,650,161       0.4%
*   Univar, Inc.                                                 20,795    618,651       0.1%
    Universal Forest Products, Inc.                               1,325    149,593       0.0%
    Universal Logistics Holdings, Inc.                            1,639     35,402       0.0%
*   USA Truck, Inc.                                               1,300     18,330       0.0%
#*  USG Corp.                                                    10,209    350,475       0.0%
    Valmont Industries, Inc.                                      2,786    442,695       0.0%
*   Vectrus, Inc.                                                   888     27,093       0.0%
*   Verisk Analytics, Inc.                                       17,127  1,456,651       0.1%
*   Veritiv Corp.                                                 2,117     68,062       0.0%
    Viad Corp.                                                    2,443    141,816       0.0%
    VSE Corp.                                                     1,028     50,475       0.0%
#   Wabash National Corp.                                         8,546    192,285       0.0%
*   WABCO Holdings, Inc.                                          4,734    698,596       0.1%
#   Wabtec Corp.                                                  7,549    577,499       0.1%
    Watsco, Inc.                                                  6,162  1,026,404       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Industrials -- (Continued)
    Watts Water Technologies, Inc. Class A                         3,578 $    241,157       0.0%
*   Welbilt, Inc.                                                 14,303      315,524       0.0%
    Werner Enterprises, Inc.                                      10,293      366,945       0.0%
*   Wesco Aircraft Holdings, Inc.                                 10,282       93,052       0.0%
*   WESCO International, Inc.                                      8,438      532,860       0.1%
#*  Willdan Group, Inc.                                              407       12,234       0.0%
*   Willis Lease Finance Corp.                                       474       11,893       0.0%
    Woodward, Inc.                                                 7,173      554,688       0.1%
#   WW Grainger, Inc.                                              5,241    1,036,146       0.1%
*   Xerium Technologies, Inc.                                      1,949        9,160       0.0%
#*  XPO Logistics, Inc.                                           13,761      954,325       0.1%
    Xylem, Inc.                                                   13,118      872,741       0.1%
*   YRC Worldwide, Inc.                                            3,057       41,178       0.0%
                                                                         ------------      ----
Total Industrials                                                         156,797,503      13.1%
                                                                         ------------      ----
Information Technology -- (21.3%)
    Accenture P.L.C. Class A                                      37,881    5,392,739       0.5%
*   ACI Worldwide, Inc.                                           15,147      364,740       0.0%
    Activision Blizzard, Inc.                                     24,484    1,603,457       0.1%
*   Actua Corp.                                                    3,914       60,471       0.0%
*   Acxiom Corp.                                                   9,759      245,536       0.0%
*   Adobe Systems, Inc.                                           18,536    3,246,766       0.3%
    ADTRAN, Inc.                                                   9,073      191,440       0.0%
*   Advanced Energy Industries, Inc.                               4,110      348,199       0.0%
#*  Advanced Micro Devices, Inc.                                  24,721      271,560       0.0%
*   Agilysys, Inc.                                                 1,572       19,288       0.0%
*   Akamai Technologies, Inc.                                      5,832      304,722       0.0%
    Alliance Data Systems Corp.                                    4,269      955,103       0.1%
*   Alpha & Omega Semiconductor, Ltd.                              2,166       39,919       0.0%
*   Alphabet, Inc. Class A                                         8,202    8,472,994       0.7%
*   Alphabet, Inc. Class C                                         8,591    8,733,954       0.7%
    Amdocs, Ltd.                                                   5,663      368,661       0.0%
    American Software, Inc. Class A                                1,400       17,374       0.0%
*   Amkor Technology, Inc.                                        26,848      310,631       0.0%
*   Amtech Systems, Inc.                                           1,892       27,548       0.0%
    Analog Devices, Inc.                                           6,379      582,403       0.1%
#*  ANGI Homeservices, Inc. Class A                                3,027       37,838       0.0%
*   Anixter International, Inc.                                    4,444      305,303       0.0%
*   ANSYS, Inc.                                                    4,338      593,048       0.1%
    Apple, Inc.                                                  296,483   50,117,486       4.2%
    Applied Materials, Inc.                                       49,607    2,799,323       0.2%
#*  Applied Optoelectronics, Inc.                                    821       33,448       0.0%
#*  Arista Networks, Inc.                                          4,041      807,756       0.1%
*   ARRIS International P.L.C.                                    19,659      560,282       0.1%
*   Arrow Electronics, Inc.                                        9,749      814,919       0.1%
*   Aspen Technology, Inc.                                         9,457      610,166       0.1%
#*  Asure Software, Inc.                                           1,020       11,506       0.0%
*   Autodesk, Inc.                                                 5,723      715,146       0.1%
    Automatic Data Processing, Inc.                               23,299    2,708,742       0.2%
*   AutoWeb, Inc.                                                    864        5,979       0.0%
#*  Avid Technology, Inc.                                          2,813       12,490       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
    Avnet, Inc.                                                   15,527 $  617,975       0.1%
*   Aware, Inc.                                                      500      2,325       0.0%
*   Axcelis Technologies, Inc.                                     2,358     77,578       0.0%
*   AXT, Inc.                                                      2,116     19,679       0.0%
    Badger Meter, Inc.                                             2,964    129,823       0.0%
*   Bankrate, Inc.                                                 4,983     69,264       0.0%
*   Barracuda Networks, Inc.                                       6,331    147,576       0.0%
*   Bazaarvoice, Inc.                                              5,937     28,646       0.0%
    Bel Fuse, Inc. Class B                                           878     28,403       0.0%
    Black Box Corp.                                                1,910      5,921       0.0%
*   Black Knight, Inc.                                            12,277    556,762       0.1%
#   Blackbaud, Inc.                                                3,818    386,763       0.0%
*   Blackhawk Network Holdings, Inc.                               8,075    274,146       0.0%
*   Blucora, Inc.                                                  3,816     82,807       0.0%
    Booz Allen Hamilton Holding Corp.                             17,703    668,996       0.1%
#*  Bottomline Technologies de, Inc.                               1,453     47,310       0.0%
    Broadcom, Ltd.                                                 6,726  1,775,059       0.2%
    Broadridge Financial Solutions, Inc.                           8,076    693,890       0.1%
    Brocade Communications Systems, Inc.                          38,362    446,917       0.0%
    Brooks Automation, Inc.                                        8,242    283,442       0.0%
    CA, Inc.                                                      35,996  1,165,551       0.1%
    Cabot Microelectronics Corp.                                   2,168    209,581       0.0%
*   CACI International, Inc. Class A                               2,741    394,019       0.0%
*   Cadence Design Systems, Inc.                                  18,324    790,864       0.1%
*   CalAmp Corp.                                                   2,229     50,665       0.0%
*   Calix, Inc.                                                    5,447     29,959       0.0%
*   Carbonite, Inc.                                                2,593     58,861       0.0%
*   Cardtronics P.L.C. Class A                                     6,767    154,964       0.0%
#*  Cars.com, Inc.                                                10,353    246,608       0.0%
    Cass Information Systems, Inc.                                 1,198     77,271       0.0%
    CDK Global, Inc.                                              11,353    721,597       0.1%
    CDW Corp.                                                     11,301    791,070       0.1%
#*  Ciena Corp.                                                   25,680    546,214       0.1%
#*  Cimpress NV                                                    3,052    333,095       0.0%
    Cisco Systems, Inc.                                          191,955  6,555,263       0.6%
*   Citrix Systems, Inc.                                          12,332  1,018,747       0.1%
*   Clearfield, Inc.                                               1,200     16,440       0.0%
#   ClearOne, Inc.                                                   858      6,263       0.0%
    Cognex Corp.                                                   4,183    515,136       0.1%
    Cognizant Technology Solutions Corp. Class A                  18,992  1,437,125       0.1%
*   Coherent, Inc.                                                 2,358    619,470       0.1%
    Cohu, Inc.                                                     2,773     71,543       0.0%
#*  CommerceHub, Inc. Series A                                       479     10,696       0.0%
*   CommerceHub, Inc. Series C                                       958     20,434       0.0%
*   CommScope Holding Co., Inc.                                   10,358    332,906       0.0%
    Computer Task Group, Inc.                                      2,600     13,104       0.0%
    Comtech Telecommunications Corp.                               4,990    107,335       0.0%
*   Conduent, Inc.                                                19,472    301,427       0.0%
*   Control4 Corp.                                                   973     28,655       0.0%
    Convergys Corp.                                                3,394     87,328       0.0%
*   CoreLogic, Inc.                                               12,018    563,644       0.1%
#*  CoStar Group, Inc.                                               483    142,847       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Information Technology -- (Continued)
*   Cray, Inc.                                                    2,625 $    54,206       0.0%
    CSG Systems International, Inc.                               4,766     201,792       0.0%
    CSRA, Inc.                                                   16,741     535,545       0.1%
#*  CyberOptics Corp.                                               483       6,955       0.0%
    Daktronics, Inc.                                              4,036      41,450       0.0%
*   DHI Group, Inc.                                               2,357       5,185       0.0%
#   Diebold Nixdorf, Inc.                                         3,154      60,872       0.0%
*   Digi International, Inc.                                      2,612      27,165       0.0%
*   Diodes, Inc.                                                  9,414     323,277       0.0%
    Dolby Laboratories, Inc. Class A                              4,451     257,891       0.0%
*   DSP Group, Inc.                                               1,896      25,406       0.0%
    DST Systems, Inc.                                             7,820     458,408       0.1%
    DXC Technology Co.                                           11,147   1,020,173       0.1%
*   eBay, Inc.                                                   45,597   1,716,271       0.2%
#   Ebix, Inc.                                                      960      65,232       0.0%
*   EchoStar Corp. Class A                                        5,172     289,373       0.0%
*   Electro Scientific Industries, Inc.                           2,000      35,780       0.0%
*   Electronic Arts, Inc.                                        11,144   1,332,822       0.1%
*   Electronics for Imaging, Inc.                                 4,903     151,307       0.0%
#*  Ellie Mae, Inc.                                               1,755     157,862       0.0%
*   Emcore Corp.                                                  1,184       9,768       0.0%
#*  Endurance International Group Holdings, Inc.                 12,585     103,197       0.0%
    Entegris, Inc.                                               10,757     352,292       0.0%
*   EPAM Systems, Inc.                                            5,013     456,935       0.1%
*   ePlus, Inc.                                                   1,542     147,415       0.0%
*   Etsy, Inc.                                                    6,017     100,484       0.0%
*   Euronet Worldwide, Inc.                                       6,824     659,471       0.1%
*   ExlService Holdings, Inc.                                     4,357     271,964       0.0%
*   Extreme Networks, Inc.                                        9,379     112,548       0.0%
*   F5 Networks, Inc.                                             4,942     599,316       0.1%
*   Facebook, Inc. Class A                                       62,175  11,195,231       1.0%
    Fair Isaac Corp.                                              2,909     422,270       0.0%
*   FARO Technologies, Inc.                                       1,724      89,303       0.0%
    Fidelity National Information Services, Inc.                 17,315   1,606,139       0.1%
#*  Finisar Corp.                                                16,676     392,553       0.0%
*   FireEye, Inc.                                                15,120     255,830       0.0%
#*  First Data Corp. Class A                                     37,072     660,252       0.1%
*   Fiserv, Inc.                                                 11,354   1,469,548       0.1%
*   FleetCor Technologies, Inc.                                   5,102     843,208       0.1%
*   Flex, Ltd.                                                   20,467     364,313       0.0%
    FLIR Systems, Inc.                                           14,699     688,207       0.1%
*   FormFactor, Inc.                                              4,492      81,754       0.0%
*   Fortinet, Inc.                                                6,307     248,559       0.0%
*   Frequency Electronics, Inc.                                   1,723      16,024       0.0%
*   Gartner, Inc.                                                 5,077     636,199       0.1%
    Genpact, Ltd.                                                11,273     343,263       0.0%
    Global Payments, Inc.                                         7,835     814,448       0.1%
    GlobalSCAPE, Inc.                                             2,764      11,194       0.0%
#*  Globant SA                                                    1,200      45,264       0.0%
#*  GoDaddy, Inc. Class A                                         7,187     335,633       0.0%
#*  GrubHub, Inc.                                                 3,867     235,964       0.0%
*   GSI Technology, Inc.                                          2,247      15,549       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   GTT Communications, Inc.                                       9,048 $   329,800       0.0%
#*  Guidewire Software, Inc.                                       3,719     297,446       0.0%
    Hackett Group, Inc. (The)                                      4,000      61,760       0.0%
#*  Harmonic, Inc.                                                 9,882      36,563       0.0%
    Harris Corp.                                                   6,940     966,881       0.1%
*   IAC/InterActiveCorp                                            2,438     314,624       0.0%
#*  Infinera Corp.                                                13,987     117,071       0.0%
*   Insight Enterprises, Inc.                                      4,619     208,086       0.0%
*   Integrated Device Technology, Inc.                            10,591     329,062       0.0%
    Intel Corp.                                                  144,256   6,562,205       0.6%
    InterDigital, Inc.                                             4,528     332,129       0.0%
#*  Internap Corp.                                                   800       3,720       0.0%
    International Business Machines Corp.                         44,675   6,882,631       0.6%
*   inTEST Corp.                                                   2,700      23,220       0.0%
*   Intevac, Inc.                                                  1,900      15,960       0.0%
    Intuit, Inc.                                                  15,513   2,342,773       0.2%
*   IPG Photonics Corp.                                              118      25,123       0.0%
*   Itron, Inc.                                                    3,564     278,527       0.0%
#   j2 Global, Inc.                                                3,687     273,354       0.0%
    Jabil, Inc.                                                   17,553     496,399       0.1%
    Jack Henry & Associates, Inc.                                  5,406     595,363       0.1%
    Juniper Networks, Inc.                                        20,669     513,211       0.1%
*   Kemet Corp.                                                    3,386      86,986       0.0%
*   Key Tronic Corp.                                                 334       2,515       0.0%
*   Keysight Technologies, Inc.                                    8,478     378,712       0.0%
*   Kimball Electronics, Inc.                                      1,907      41,954       0.0%
    KLA-Tencor Corp.                                              12,900   1,404,681       0.1%
#*  Kopin Corp.                                                    5,600      19,656       0.0%
*   Kulicke & Soffa Industries, Inc.                               8,480     192,072       0.0%
*   KVH Industries, Inc.                                           1,119      12,924       0.0%
#   Lam Research Corp.                                            10,613   2,213,553       0.2%
*   Leaf Group, Ltd.                                               1,900      13,395       0.0%
    Leidos Holdings, Inc.                                         12,611     788,440       0.1%
*   Limelight Networks, Inc.                                       9,772      48,371       0.0%
*   Liquidity Services, Inc.                                       2,301      13,116       0.0%
    LogMeIn, Inc.                                                  3,756     454,664       0.0%
#*  Lumentum Holdings, Inc.                                        4,139     261,378       0.0%
*   Luxoft Holding, Inc.                                           1,045      48,645       0.0%
#*  MagnaChip Semiconductor Corp.                                  3,441      35,614       0.0%
#*  Manhattan Associates, Inc.                                     6,318     264,472       0.0%
    ManTech International Corp. Class A                            2,846     132,083       0.0%
*   Marchex, Inc. Class B                                          2,015       6,247       0.0%
    Marvell Technology Group, Ltd.                                35,177     649,719       0.1%
    Mastercard, Inc. Class A                                      58,060   8,637,586       0.7%
#*  Match Group, Inc.                                              1,590      42,517       0.0%
    MAXIMUS, Inc.                                                  8,555     568,309       0.1%
*   MaxLinear, Inc.                                                5,498     134,536       0.0%
#*  Meet Group, Inc.(The)                                          3,482      11,804       0.0%
#   Mesa Laboratories, Inc.                                          200      31,890       0.0%
    Methode Electronics, Inc.                                      2,769     129,866       0.0%
*   Microsemi Corp.                                                8,000     426,960       0.0%
    Microsoft Corp.                                              293,979  24,453,173       2.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Information Technology -- (Continued)
*   MicroStrategy, Inc. Class A                                   1,106 $  146,280       0.0%
    MKS Instruments, Inc.                                         4,684    508,917       0.1%
#*  MoneyGram International, Inc.                                 5,134     79,834       0.0%
    Monotype Imaging Holdings, Inc.                               3,966     91,416       0.0%
    Motorola Solutions, Inc.                                      4,600    416,484       0.0%
    MTS Systems Corp.                                             2,492    129,709       0.0%
*   Nanometrics, Inc.                                               970     27,422       0.0%
#   National Instruments Corp.                                   11,520    518,400       0.1%
*   NCR Corp.                                                    12,651    405,971       0.0%
    NetApp, Inc.                                                 24,218  1,075,764       0.1%
*   NETGEAR, Inc.                                                 3,847    179,463       0.0%
*   Netscout Systems, Inc.                                        6,614    187,838       0.0%
    NIC, Inc.                                                     5,323     90,491       0.0%
*   Novanta, Inc.                                                 3,173    150,083       0.0%
*   Nuance Communications, Inc.                                  31,928    470,619       0.1%
    NVIDIA Corp.                                                 29,649  6,131,710       0.5%
*   Oclaro, Inc.                                                  7,232     59,809       0.0%
    Oracle Corp.                                                 98,510  5,014,159       0.4%
#*  OSI Systems, Inc.                                             1,806    159,614       0.0%
#*  Palo Alto Networks, Inc.                                      1,897    279,238       0.0%
*   PAR Technology Corp.                                          1,359     14,867       0.0%
    Paychex, Inc.                                                17,117  1,091,893       0.1%
#*  Paycom Software, Inc.                                         4,422    363,488       0.0%
*   Paylocity Holding Corp.                                       2,054    109,704       0.0%
*   PayPal Holdings, Inc.                                        33,753  2,449,118       0.2%
    PC Connection, Inc.                                           2,867     77,409       0.0%
*   PCM, Inc.                                                       600      8,430       0.0%
#*  PDF Solutions, Inc.                                           2,200     32,230       0.0%
    Pegasystems, Inc.                                             7,463    435,093       0.0%
*   Perficient, Inc.                                              2,924     56,872       0.0%
*   PFSweb, Inc.                                                  1,693     14,052       0.0%
*   Photronics, Inc.                                              6,810     66,057       0.0%
*   Planet Payment, Inc.                                          5,317     23,767       0.0%
    Plantronics, Inc.                                             4,028    182,710       0.0%
*   Plexus Corp.                                                    223     13,699       0.0%
    Power Integrations, Inc.                                        628     50,460       0.0%
*   PRGX Global, Inc.                                             1,900     14,345       0.0%
    Progress Software Corp.                                       5,717    242,001       0.0%
#*  Proofpoint, Inc.                                              1,000     92,410       0.0%
*   PTC, Inc.                                                     3,637    241,679       0.0%
    QAD, Inc. Class A                                             1,155     42,735       0.0%
    QUALCOMM, Inc.                                               89,371  4,558,815       0.4%
*   Qualys, Inc.                                                  3,100    163,990       0.0%
*   QuinStreet, Inc.                                              3,300     29,370       0.0%
*   Radisys Corp.                                                 2,600      3,432       0.0%
*   RealNetworks, Inc.                                            2,200     10,384       0.0%
*   RealPage, Inc.                                                7,021    304,009       0.0%
*   Red Hat, Inc.                                                 9,094  1,098,828       0.1%
    Reis, Inc.                                                      500      9,125       0.0%
    Richardson Electronics, Ltd.                                    500      3,310       0.0%
*   Rubicon Project, Inc. (The)                                   3,297     11,737       0.0%
*   Rudolph Technologies, Inc.                                    3,224     89,466       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Information Technology -- (Continued)
#   Sabre Corp.                                                  28,854 $  564,384       0.1%
*   salesforce.com, Inc.                                         12,069  1,235,142       0.1%
*   ScanSource, Inc.                                              3,841    164,971       0.0%
    Science Applications International Corp.                      6,756    495,485       0.1%
*   Seachange International, Inc.                                 5,000     13,250       0.0%
*   Semtech Corp.                                                 3,005    123,355       0.0%
#*  ServiceNow, Inc.                                              4,331    547,309       0.1%
*   ServiceSource International, Inc.                             4,898     17,045       0.0%
*   Shutterstock, Inc.                                            1,512     58,953       0.0%
*   Sigma Designs, Inc.                                           2,854     17,267       0.0%
*   Silicon Laboratories, Inc.                                    1,100    104,390       0.0%
*   Sonus Networks, Inc.                                          4,779     37,276       0.0%
#*  Splunk, Inc.                                                  3,364    226,397       0.0%
#*  Square, Inc. Class A                                          4,369    162,483       0.0%
    SS&C Technologies Holdings, Inc.                             15,528    624,226       0.1%
*   Stamps.com, Inc.                                              1,725    387,090       0.0%
*   StarTek, Inc.                                                 1,400     16,716       0.0%
*   Stratasys, Ltd.                                               3,397     76,500       0.0%
*   Super Micro Computer, Inc.                                    4,918     97,868       0.0%
*   Sykes Enterprises, Inc.                                       6,556    189,731       0.0%
    Symantec Corp.                                                9,673    314,373       0.0%
#*  Synaptics, Inc.                                               2,318     86,044       0.0%
#*  Synchronoss Technologies, Inc.                                5,296     60,004       0.0%
    SYNNEX Corp.                                                  5,138    693,013       0.1%
*   Synopsys, Inc.                                                6,712    580,722       0.1%
*   Syntel, Inc.                                                  8,423    196,761       0.0%
    Systemax, Inc.                                                1,146     32,718       0.0%
#*  Tableau Software, Inc. Class A                                3,473    281,626       0.0%
*   Take-Two Interactive Software, Inc.                          10,195  1,128,077       0.1%
    TE Connectivity, Ltd.                                         8,997    818,457       0.1%
*   Tech Data Corp.                                               4,839    448,914       0.0%
*   TechTarget, Inc.                                              1,309     16,310       0.0%
#*  Telaria, Inc.                                                29,446    132,213       0.0%
*   Telenav, Inc.                                                 2,293     14,790       0.0%
    TeleTech Holdings, Inc.                                       5,013    208,791       0.0%
#*  Teradata Corp.                                               21,127    706,698       0.1%
    Teradyne, Inc.                                               17,472    749,374       0.1%
    Tessco Technologies, Inc.                                       626     10,016       0.0%
    TiVo Corp.                                                   15,131    274,628       0.0%
    Total System Services, Inc.                                  10,763    775,474       0.1%
    TransAct Technologies, Inc.                                     300      2,850       0.0%
    Travelport Worldwide, Ltd.                                   13,357    209,571       0.0%
*   Travelzoo                                                       800      5,360       0.0%
*   Trimble, Inc.                                                17,989    735,390       0.1%
#*  Twitter, Inc.                                                19,407    400,172       0.0%
#*  Tyler Technologies, Inc.                                      2,200    390,038       0.0%
#*  Ubiquiti Networks, Inc.                                       6,969    433,332       0.0%
*   Ultimate Software Group, Inc. (The)                             624    126,416       0.0%
*   Ultra Clean Holdings, Inc.                                    1,982     50,581       0.0%
#*  Vantiv, Inc. Class A                                         11,001    770,070       0.1%
*   VASCO Data Security International, Inc.                       4,089     55,610       0.0%
*   Veeco Instruments, Inc.                                       3,733     67,381       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Information Technology -- (Continued)
*   VeriFone Systems, Inc.                                       15,634 $    298,297       0.0%
*   Verint Systems, Inc.                                          5,727      241,679       0.0%
#*  VeriSign, Inc.                                                3,682      395,889       0.0%
#*  ViaSat, Inc.                                                  5,082      330,838       0.0%
*   Viavi Solutions, Inc.                                        12,892      119,638       0.0%
*   Virtusa Corp.                                                 3,344      127,607       0.0%
#   Visa, Inc. Class A                                           96,500   10,613,070       0.9%
*   Vishay Precision Group, Inc.                                    335        8,224       0.0%
#*  VMware, Inc. Class A                                          1,806      216,160       0.0%
*   Web.com Group, Inc.                                           8,846      213,189       0.0%
#   Western Union Co. (The)                                      32,709      649,601       0.1%
*   WEX, Inc.                                                     4,795      592,614       0.1%
#*  Workday, Inc. Class A                                         2,468      273,923       0.0%
*   Xcerra Corp.                                                  5,104       50,274       0.0%
    Xerox Corp.                                                  26,698      809,216       0.1%
#   Xilinx, Inc.                                                 10,594      780,672       0.1%
*   XO Group, Inc.                                                1,650       32,934       0.0%
    Xperi Corp.                                                   5,194      119,462       0.0%
    YuMe, Inc.                                                    2,900       12,180       0.0%
#*  Zebra Technologies Corp. Class A                              6,971      808,566       0.1%
*   Zedge, Inc. Class B                                             894        2,611       0.0%
*   Zillow Group, Inc. Class A                                    2,300       95,013       0.0%
#*  Zillow Group, Inc. Class C                                    3,188      131,601       0.0%
*   Zix Corp.                                                     2,090       10,137       0.0%
*   Zynga, Inc. Class A                                          97,627      380,745       0.0%
                                                                        ------------      ----
Total Information Technology                                             269,594,172      22.6%
                                                                        ------------      ----
Materials -- (3.4%)
    A Schulman, Inc.                                              3,805      149,536       0.0%
*   AdvanSix, Inc.                                                2,820      130,481       0.0%
*   AgroFresh Solutions, Inc.                                     3,791       22,367       0.0%
#   Albemarle Corp.                                               6,378      898,596       0.1%
    American Vanguard Corp.                                       6,217      139,882       0.0%
    Ampco-Pittsburgh Corp.                                        1,800       29,790       0.0%
#   AptarGroup, Inc.                                              9,886      860,774       0.1%
    Ashland Global Holdings, Inc.                                 7,054      479,531       0.0%
    Avery Dennison Corp.                                         10,604    1,125,827       0.1%
*   Axalta Coating Systems, Ltd.                                 19,710      655,357       0.1%
    Balchem Corp.                                                 4,275      360,340       0.0%
#   Ball Corp.                                                   24,833    1,066,081       0.1%
    Bemis Co., Inc.                                              17,908      806,218       0.1%
*   Berry Global Group, Inc.                                      9,903      588,733       0.1%
*   Boise Cascade Co.                                             5,049      178,987       0.0%
    Celanese Corp. Series A                                       9,113      950,577       0.1%
    Chase Corp.                                                   1,529      181,569       0.0%
    Chemours Co. (The)                                           16,333      924,611       0.1%
*   Clearwater Paper Corp.                                        1,628       75,132       0.0%
*   Coeur Mining, Inc.                                           19,651      149,151       0.0%
#   Compass Minerals International, Inc.                          3,978      260,957       0.0%
*   Crown Holdings, Inc.                                         11,367      683,952       0.1%
#   Deltic Timber Corp.                                             400       37,044       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Materials -- (Continued)
    Domtar Corp.                                                  5,986 $  283,258       0.0%
    DowDuPont, Inc.                                              33,873  2,449,357       0.2%
    Ecolab, Inc.                                                 18,078  2,362,071       0.2%
*   Ferro Corp.                                                  17,176    409,132       0.0%
    Ferroglobe P.L.C.                                             7,336    117,303       0.0%
    FMC Corp.                                                     5,788    537,474       0.1%
    FutureFuel Corp.                                              5,003     75,946       0.0%
*   GCP Applied Technologies, Inc.                                9,264    270,972       0.0%
    Graphic Packaging Holding Co.                                44,860    694,881       0.1%
    Greif, Inc. Class A                                           5,653    313,911       0.0%
    Greif, Inc. Class B                                           1,339     84,156       0.0%
    Hawkins, Inc.                                                 1,225     46,673       0.0%
    Haynes International, Inc.                                      347     12,381       0.0%
    HB Fuller Co.                                                 9,315    529,744       0.1%
    Hecla Mining Co.                                             18,465     87,155       0.0%
    Huntsman Corp.                                               32,062  1,026,625       0.1%
*   Ingevity Corp.                                                4,455    317,330       0.0%
    Innophos Holdings, Inc.                                       2,662    130,252       0.0%
    Innospec, Inc.                                                2,986    184,684       0.0%
    International Flavors & Fragrances, Inc.                      4,248    626,240       0.1%
    International Paper Co.                                       9,143    523,620       0.1%
    KapStone Paper and Packaging Corp.                           11,999    269,498       0.0%
    KMG Chemicals, Inc.                                           3,539    195,105       0.0%
*   Kraton Corp.                                                  4,065    199,307       0.0%
#   Kronos Worldwide, Inc.                                       10,711    281,806       0.0%
*   Louisiana-Pacific Corp.                                      11,054    300,448       0.0%
#*  LSB Industries, Inc.                                          1,000      7,550       0.0%
    LyondellBasell Industries NV Class A                          5,921    613,001       0.1%
    Materion Corp.                                                3,829    196,619       0.0%
    Mercer International, Inc.                                    3,069     45,114       0.0%
    Minerals Technologies, Inc.                                   4,788    344,257       0.0%
    Mosaic Co. (The)                                              7,044    157,363       0.0%
    Myers Industries, Inc.                                        3,900     84,240       0.0%
    Neenah Paper, Inc.                                            1,599    138,793       0.0%
    NewMarket Corp.                                               1,300    520,507       0.1%
    Newmont Mining Corp.                                          4,700    169,952       0.0%
*   Northern Technologies International Corp.                       800     13,240       0.0%
    Olin Corp.                                                   23,818    870,072       0.1%
*   OMNOVA Solutions, Inc.                                        5,800     64,090       0.0%
    Packaging Corp. of America                                    9,115  1,059,801       0.1%
    PH Glatfelter Co.                                             2,575     53,972       0.0%
*   Platform Specialty Products Corp.                            39,910    427,037       0.0%
    PolyOne Corp.                                                12,547    578,040       0.1%
    PPG Industries, Inc.                                         15,925  1,851,122       0.2%
    Quaker Chemical Corp.                                         1,044    162,154       0.0%
#   Rayonier Advanced Materials, Inc.                             5,936     85,300       0.0%
#*  Real Industry, Inc.                                              61        107       0.0%
    Reliance Steel & Aluminum Co.                                13,868  1,065,617       0.1%
    Royal Gold, Inc.                                              3,570    300,273       0.0%
    RPM International, Inc.                                       9,436    503,222       0.0%
    Schnitzer Steel Industries, Inc. Class A                      3,502    103,134       0.0%
#   Scotts Miracle-Gro Co. (The)                                 15,936  1,587,544       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Materials -- (Continued)
#   Sealed Air Corp.                                              14,468 $   639,920       0.1%
    Sensient Technologies Corp.                                    4,995     379,870       0.0%
    Sherwin-Williams Co. (The)                                     6,901   2,726,930       0.2%
    Silgan Holdings, Inc.                                         22,377     654,527       0.1%
    Sonoco Products Co.                                           15,925     824,756       0.1%
    Stepan Co.                                                     3,143     251,000       0.0%
    Synalloy Corp.                                                   300       4,290       0.0%
*   Trecora Resources                                                500       6,075       0.0%
    Tredegar Corp.                                                 2,773      53,658       0.0%
    Trinseo SA                                                     6,645     471,795       0.0%
*   UFP Technologies, Inc.                                           760      23,446       0.0%
*   Universal Stainless & Alloy Products, Inc.                       601      12,321       0.0%
#*  US Concrete, Inc.                                              1,620     126,684       0.0%
    Valvoline, Inc.                                               13,726     329,699       0.0%
    Vulcan Materials Co.                                           4,716     574,173       0.1%
    Westlake Chemical Corp.                                        3,000     254,730       0.0%
    WestRock Co.                                                  14,614     896,277       0.1%
    Worthington Industries, Inc.                                   8,983     408,726       0.0%
    WR Grace & Co.                                                 6,003     459,169       0.0%
                                                                         -----------       ---
Total Materials                                                           43,184,989       3.6%
                                                                         -----------       ---
Real Estate -- (0.3%)
    Alexander & Baldwin, Inc.                                      5,763     260,718       0.0%
*   Altisource Portfolio Solutions SA                                510      13,178       0.0%
*   CBRE Group, Inc. Class A                                      26,797   1,053,658       0.1%
    Consolidated-Tomoka Land Co.                                     572      33,474       0.0%
*   FRP Holdings, Inc.                                               837      37,121       0.0%
    Griffin Industrial Realty, Inc.                                  600      22,260       0.0%
    HFF, Inc. Class A                                              5,626     246,756       0.0%
*   Howard Hughes Corp. (The)                                      2,923     373,063       0.1%
    Jones Lang LaSalle, Inc.                                       7,910   1,024,266       0.1%
*   JW Mays, Inc.                                                    248       9,988       0.0%
#   Kennedy-Wilson Holdings, Inc.                                 10,491     204,050       0.0%
*   Marcus & Millichap, Inc.                                       3,361      95,520       0.0%
#*  Maui Land & Pineapple Co., Inc.                                8,512     135,766       0.0%
    RE/MAX Holdings, Inc. Class A                                  3,270     217,455       0.0%
#   Realogy Holdings Corp.                                        19,187     620,316       0.1%
    RMR Group, Inc. (The) Class A                                  2,376     124,621       0.0%
*   St Joe Co. (The)                                               5,730     101,994       0.0%
    Stratus Properties, Inc.                                         321       9,550       0.0%
#*  Tejon Ranch Co.                                                2,154      40,603       0.0%
                                                                         -----------       ---
Total Real Estate                                                          4,624,357       0.4%
                                                                         -----------       ---
Telecommunication Services -- (2.2%)
    AT&T, Inc.                                                   305,697  10,286,704       0.9%
    ATN International, Inc.                                        1,900     103,151       0.0%
*   Boingo Wireless, Inc.                                         13,346     312,030       0.0%
*   Cincinnati Bell, Inc.                                          5,521     105,451       0.0%
#   Cogent Communications Holdings, Inc.                          10,378     559,374       0.1%
#   Consolidated Communications Holdings, Inc.                    10,132     194,230       0.0%
#   Frontier Communications Corp.                                  5,677      68,749       0.0%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Telecommunication Services -- (Continued)
*   General Communication, Inc. Class A                            4,689 $   191,733       0.0%
*   Hawaiian Telcom Holdco, Inc.                                   1,207      36,391       0.0%
    IDT Corp. Class B                                              3,461      45,616       0.0%
#*  Iridium Communications, Inc.                                   3,706      44,472       0.0%
*   Lumos Networks Corp.                                           4,764      85,561       0.0%
*   ORBCOMM, Inc.                                                  7,866      88,965       0.0%
    Shenandoah Telecommunications Co.                             13,621     517,598       0.1%
    Spok Holdings, Inc.                                            3,028      51,325       0.0%
#*  Sprint Corp.                                                  80,731     527,981       0.1%
*   T-Mobile US, Inc.                                             22,482   1,343,749       0.1%
    Telephone & Data Systems, Inc.                                17,525     510,854       0.0%
*   United States Cellular Corp.                                   3,492     127,772       0.0%
    Verizon Communications, Inc.                                 254,522  12,183,968       1.0%
*   Vonage Holdings Corp.                                         37,967     308,672       0.0%
#   Windstream Holdings, Inc.                                      4,588       8,625       0.0%
#*  Zayo Group Holdings, Inc.                                     26,556     957,609       0.1%
                                                                         -----------       ---
Total Telecommunication Services                                          28,660,580       2.4%
                                                                         -----------       ---
Utilities -- (1.1%)
    American States Water Co.                                      6,271     337,066       0.0%
    American Water Works Co., Inc.                                14,059   1,233,818       0.1%
#   Aqua America, Inc.                                            35,791   1,269,865       0.1%
    Atmos Energy Corp.                                             8,329     726,622       0.1%
    California Water Service Group                                 9,934     417,228       0.0%
    Chesapeake Utilities Corp.                                     3,442     277,253       0.0%
    Connecticut Water Service, Inc.                                1,944     120,567       0.0%
    Consolidated Edison, Inc.                                     12,804   1,101,784       0.1%
    Consolidated Water Co., Ltd.                                     163       2,005       0.0%
#   Eversource Energy                                             19,622   1,229,122       0.1%
    Genie Energy, Ltd. Class B                                       102         584       0.0%
    Middlesex Water Co.                                            2,646     115,048       0.0%
    New Jersey Resources Corp.                                    16,898     751,116       0.1%
    Northwest Natural Gas Co.                                      4,458     295,788       0.0%
    NRG Yield, Inc. Class A                                        5,815     106,705       0.0%
    NRG Yield, Inc. Class C                                       10,478     194,891       0.0%
    ONE Gas, Inc.                                                  9,409     724,305       0.1%
    Ormat Technologies, Inc.                                       9,177     595,863       0.1%
#   Pattern Energy Group, Inc.                                    14,947     344,827       0.0%
    PG&E Corp.                                                    21,560   1,245,521       0.1%
    SJW Corp.                                                      3,572     211,855       0.0%
    South Jersey Industries, Inc.                                 13,568     460,905       0.0%
    Southwest Gas Holdings, Inc.                                   6,001     494,422       0.1%
    Spire, Inc.                                                    8,250     651,338       0.1%
    UGI Corp.                                                      9,173     439,020       0.0%
    Unitil Corp.                                                   1,602      83,304       0.0%
    WGL Holdings, Inc.                                             6,472     554,650       0.1%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS**
                                                                         --------- -------------- ---------------
Utilities -- (Continued)
            York Water Co. (The)                                             1,961 $       69,027        0.0%
                                                                                   --------------      -----
Total Utilities                                                                        14,054,499        1.2%
                                                                                   --------------      -----
TOTAL COMMON STOCKS                                                                 1,189,163,760       99.6%
                                                                                   --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                               1,400          4,718        0.0%
(degrees)*  Media General, Inc. Contingent Value Rights                      7,656            766        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                        10,882         11,044        0.0%
(degrees)*  Safeway PDC, LLC Contingent Value Rights                        10,882              3        0.0%
                                                                                   --------------      -----
TOTAL RIGHTS/WARRANTS                                                                      16,531        0.0%
                                                                                   --------------      -----
TOTAL INVESTMENT SECURITIES                                                         1,189,180,291
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               4,146,189      4,146,189        0.3%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (5.9%)
(S)@        DFA Short Term Investment Fund                               6,402,383     74,081,971        6.3%
                                                                                   --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $936,998,311)                                  $1,267,408,451      106.2%
                                                                                   ==============      =====

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       -------------------------------------------------
                                          LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                       -------------- ----------- ------- --------------
Common Stocks
   Consumer Discretionary              $  199,808,035          --   --    $  199,808,035
   Consumer Staples                        75,744,914          --   --        75,744,914
   Energy                                  25,010,866          --   --        25,010,866
   Financials                             212,259,919          --   --       212,259,919
   Health Care                            159,423,926          --   --       159,423,926
   Industrials                            156,797,503          --   --       156,797,503
   Information Technology                 269,594,172          --   --       269,594,172
   Materials                               43,184,989          --   --        43,184,989
   Real Estate                              4,624,357          --   --         4,624,357
   Telecommunication Services              28,660,580          --   --        28,660,580
   Utilities                               14,054,499          --   --        14,054,499
Rights/Warrants                                    -- $    16,531   --            16,531
Temporary Cash Investments                  4,146,189          --   --         4,146,189
Securities Lending Collateral                      --  74,081,971   --        74,081,971
                                       -------------- -----------   --    --------------
TOTAL                                  $1,193,309,949 $74,098,502   --    $1,267,408,451
                                       ============== ===========   ==    ==============

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (4.9%)
#*  A.C.N. 004 410 833, Ltd.                                      76,376 $    1,148       0.0%
    Ainsworth Game Technology, Ltd.                               11,413     19,920       0.0%
    ALS, Ltd.                                                     25,912    155,572       0.0%
    Altium, Ltd.                                                   8,235     75,615       0.0%
#   AMA Group, Ltd.                                               13,922      9,975       0.0%
#   Amaysim Australia, Ltd.                                       24,391     35,777       0.0%
    Amcor, Ltd.                                                   59,472    721,782       0.1%
    AMP, Ltd.                                                    304,755  1,161,423       0.2%
    Ansell, Ltd.                                                  17,104    314,835       0.1%
#   AP Eagers, Ltd.                                                5,098     29,320       0.0%
    APA Group                                                     49,196    322,857       0.1%
#   APN Outdoor Group, Ltd.                                       19,902     71,312       0.0%
    Appen, Ltd.                                                    7,234     29,920       0.0%
    ARB Corp., Ltd.                                                3,539     49,389       0.0%
    Aristocrat Leisure, Ltd.                                      18,229    329,549       0.1%
    AUB Group, Ltd.                                                1,671     16,951       0.0%
    Ausdrill, Ltd.                                                17,847     29,692       0.0%
    Austal, Ltd.                                                  31,692     42,776       0.0%
    Australia & New Zealand Banking Group, Ltd.                   49,266  1,130,583       0.2%
    Australian Finance Group, Ltd.                                11,264     14,101       0.0%
    Australian Pharmaceutical Industries, Ltd.                    40,511     46,763       0.0%
    Australian Vintage, Ltd.                                      64,647     21,539       0.0%
    Auswide Bank, Ltd.                                             3,218     13,482       0.0%
#   Automotive Holdings Group, Ltd.                               23,606     58,569       0.0%
    Aveo Group                                                    50,080     96,968       0.0%
*   AWE, Ltd.                                                     61,506     24,070       0.0%
    Bank of Queensland, Ltd.                                      33,734    345,343       0.1%
    Bapcor, Ltd.                                                   5,272     21,980       0.0%
    Beach Energy, Ltd.                                           314,939    235,604       0.0%
    Bell Financial Group, Ltd.                                    28,791     15,401       0.0%
#*  Bellamy's Australia, Ltd.                                      4,380     40,365       0.0%
    Bendigo & Adelaide Bank, Ltd.                                 20,328    177,305       0.0%
#*  Billabong International, Ltd.                                  7,680      3,753       0.0%
#   Blackmores, Ltd.                                               1,974    241,428       0.0%
    Boral, Ltd.                                                   29,299    160,773       0.0%
    Brambles, Ltd.                                                83,522    605,640       0.1%
    Breville Group, Ltd.                                           9,888     88,308       0.0%
    Brickworks, Ltd.                                               7,907     85,998       0.0%
    BT Investment Management, Ltd.                                12,399    102,577       0.0%
    BWX, Ltd.                                                      1,556      8,642       0.0%
    Cabcharge Australia, Ltd.                                     17,255     21,891       0.0%
    Caltex Australia, Ltd.                                        23,306    611,932       0.1%
*   Cardno, Ltd.                                                  10,999     11,188       0.0%
    carsales.com, Ltd.                                            18,945    198,949       0.0%
    Cash Converters International, Ltd.                           25,015      6,888       0.0%
    Cedar Woods Properties, Ltd.                                   7,609     33,384       0.0%
    Challenger, Ltd.                                              57,391    585,424       0.1%
    CIMIC Group, Ltd.                                              1,609     59,692       0.0%
*   Clinuvel Pharmaceuticals, Ltd.                                 2,590     13,857       0.0%
    Coca-Cola Amatil, Ltd.                                        30,751    191,984       0.0%
    Cochlear, Ltd.                                                 4,720    635,804       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
    Codan, Ltd.                                                    6,374 $   11,707       0.0%
    Collection House, Ltd.                                        18,795     20,140       0.0%
    Collins Foods, Ltd.                                            5,429     23,047       0.0%
#   Commonwealth Bank of Australia                                57,740  3,434,677       0.5%
    Computershare, Ltd.                                           48,660    581,708       0.1%
#   Corporate Travel Management, Ltd.                              6,237    114,889       0.0%
    Credit Corp. Group, Ltd.                                       4,906     75,507       0.0%
    Crown Resorts, Ltd.                                            8,396     74,658       0.0%
#*  CSG, Ltd.                                                     21,603      9,752       0.0%
    CSL, Ltd.                                                     11,362  1,209,610       0.2%
    CSR, Ltd.                                                     57,860    210,455       0.0%
    Data#3, Ltd.                                                   4,250      6,155       0.0%
    Decmil Group, Ltd.                                            10,092      9,826       0.0%
#   Domino's Pizza Enterprises, Ltd.                               4,869    174,080       0.0%
    Downer EDI, Ltd.                                              58,811    315,573       0.1%
    DuluxGroup, Ltd.                                              53,204    300,478       0.0%
    DWS, Ltd.                                                     10,135     11,258       0.0%
    Eclipx Group, Ltd.                                             6,089     18,904       0.0%
*   Elders, Ltd.                                                   8,499     32,973       0.0%
#*  Energy Resources of Australia, Ltd.                            5,657      2,448       0.0%
    EQT Holdings, Ltd.                                               700      9,914       0.0%
    Estia Health, Ltd.                                             4,260     11,359       0.0%
    Event Hospitality and Entertainment, Ltd.                      4,728     48,372       0.0%
    Evolution Mining, Ltd.                                         4,898      8,799       0.0%
    Fairfax Media, Ltd.                                          189,432    159,577       0.0%
#   FlexiGroup, Ltd.                                              30,100     33,854       0.0%
    Flight Centre Travel Group, Ltd.                               4,570    163,841       0.0%
    Fortescue Metals Group, Ltd.                                 211,346    751,463       0.1%
*   Galaxy Resources, Ltd.                                        14,120     37,368       0.0%
#   Genworth Mortgage Insurance Australia, Ltd.                   35,309     76,848       0.0%
    Greencross, Ltd.                                               5,260     21,415       0.0%
    GUD Holdings, Ltd.                                             8,605     78,702       0.0%
    GWA Group, Ltd.                                               21,997     42,947       0.0%
    Hansen Technologies, Ltd.                                     18,017     46,786       0.0%
#   Harvey Norman Holdings, Ltd.                                  71,664    207,587       0.0%
#   Healthscope, Ltd.                                             67,266    101,043       0.0%
    HFA Holdings, Ltd.                                             5,616     13,124       0.0%
    HT&E, Ltd.                                                    30,427     40,526       0.0%
    Iluka Resources, Ltd.                                         12,112     87,278       0.0%
*   Imdex, Ltd.                                                   15,311     11,370       0.0%
#   IMF Bentham, Ltd.                                             21,344     38,107       0.0%
#   Independence Group NL                                         67,002    205,875       0.0%
*   Infigen Energy                                               113,635     63,639       0.0%
    Infomedia, Ltd.                                               21,693     13,026       0.0%
    Insurance Australia Group, Ltd.                               70,034    352,171       0.1%
    Integrated Research, Ltd.                                      8,063     23,697       0.0%
#   InvoCare, Ltd.                                                 9,478    123,228       0.0%
    IOOF Holdings, Ltd.                                           22,765    187,774       0.0%
#   IPH, Ltd.                                                      6,249     28,024       0.0%
    IRESS, Ltd.                                                   13,631    122,888       0.0%
    iSelect, Ltd.                                                 14,507     17,741       0.0%
#   iSentia Group, Ltd.                                           11,748      8,912       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
    IVE Group, Ltd.                                                8,393 $   13,115       0.0%
    James Hardie Industries P.L.C.                                30,105    459,649       0.1%
#   Japara Healthcare, Ltd.                                       12,574     19,463       0.0%
#   JB Hi-Fi, Ltd.                                                12,157    213,423       0.0%
    LendLease Group                                               25,401    315,430       0.1%
    Link Administration Holdings, Ltd.                            34,456    217,575       0.0%
*   Macmahon Holdings, Ltd.                                       77,872     14,328       0.0%
    Macquarie Atlas Roads Group                                   50,920    232,550       0.0%
    Macquarie Group, Ltd.                                         12,831    967,986       0.1%
#   Magellan Financial Group, Ltd.                                16,999    316,092       0.1%
#*  Mayne Pharma Group, Ltd.                                      92,562     48,614       0.0%
    McMillan Shakespeare, Ltd.                                    12,863    155,260       0.0%
    McPherson's, Ltd.                                              5,484      5,451       0.0%
    Medibank Pvt, Ltd.                                           229,628    540,492       0.1%
#*  Mesoblast, Ltd.                                               15,207     15,584       0.0%
    Metals X, Ltd.                                                26,666     20,413       0.0%
    Metcash, Ltd.                                                173,888    359,218       0.1%
    Mineral Resources, Ltd.                                       30,877    412,046       0.1%
    MNF Group, Ltd.                                                4,580     20,532       0.0%
    Monadelphous Group, Ltd.                                      13,853    180,109       0.0%
#   Mortgage Choice, Ltd.                                          6,312     10,674       0.0%
    Mount Gibson Iron, Ltd.                                       33,294      9,692       0.0%
#   Myer Holdings, Ltd.                                           39,532     23,161       0.0%
    MYOB Group, Ltd.                                              17,840     51,342       0.0%
    National Australia Bank, Ltd.                                 83,000  2,079,662       0.3%
    New Hope Corp., Ltd.                                           9,955     15,237       0.0%
    Newcrest Mining, Ltd.                                         19,920    340,584       0.1%
    nib holdings, Ltd.                                            39,103    188,868       0.0%
    Nick Scali, Ltd.                                               2,037     10,371       0.0%
#   Nine Entertainment Co. Holdings, Ltd.                        105,006    120,650       0.0%
    Northern Star Resources, Ltd.                                 51,448    204,596       0.0%
*   NRW Holdings, Ltd.                                            13,152     12,944       0.0%
    Nufarm, Ltd.(B672BY1)                                          6,288     43,698       0.0%
    Nufarm, Ltd.(6335331)                                         28,295    189,053       0.0%
    oOh!media, Ltd.                                                9,922     33,286       0.0%
    Orica, Ltd.                                                   40,676    651,513       0.1%
    Orora, Ltd.                                                  148,190    386,421       0.1%
    OZ Minerals, Ltd.                                             31,232    192,860       0.0%
    Pacific Current Group, Ltd.                                    3,822     20,551       0.0%
    Pact Group Holdings, Ltd.                                     20,558     91,260       0.0%
#*  Paladin Energy, Ltd.                                          41,883        762       0.0%
    Peet, Ltd.                                                    24,669     27,578       0.0%
    Perpetual, Ltd.                                                3,321    123,425       0.0%
#*  Perseus Mining, Ltd.                                          19,074      4,642       0.0%
#   Platinum Asset Management, Ltd.                               21,752    121,571       0.0%
    PMP, Ltd.                                                     36,901     21,214       0.0%
#   Premier Investments, Ltd.                                     10,323    104,757       0.0%
    Primary Health Care, Ltd.                                     49,378    129,421       0.0%
    Prime Media Group, Ltd.                                       65,486     18,577       0.0%
    Pro Medicus, Ltd.                                              2,365     12,130       0.0%
    QBE Insurance Group, Ltd.                                     63,442    520,212       0.1%
#   Qube Holdings, Ltd.                                           38,736     76,327       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
AUSTRALIA -- (Continued)
#   Quintis, Ltd.                                                 11,448 $  2,061       0.0%
*   Ramelius Resources, Ltd.                                      11,958    3,553       0.0%
    Ramsay Health Care, Ltd.                                       7,194  368,834       0.1%
    RCR Tomlinson, Ltd.                                            9,433   31,080       0.0%
#   REA Group, Ltd.                                                5,384  298,514       0.0%
    Reckon, Ltd.                                                   5,948    5,671       0.0%
    Reece, Ltd.                                                      806   27,344       0.0%
#   Regis Healthcare, Ltd.                                         8,613   24,039       0.0%
    Regis Resources, Ltd.                                         13,512   40,139       0.0%
#   Reliance Worldwide Corp., Ltd.                                39,599  113,253       0.0%
    Resolute Mining, Ltd.                                         58,924   46,212       0.0%
#   Retail Food Group, Ltd.                                        6,557   22,094       0.0%
    Ridley Corp., Ltd.                                            37,584   41,754       0.0%
    Sandfire Resources NL                                         22,594   99,483       0.0%
*   Saracen Mineral Holdings, Ltd.                                69,740   77,285       0.0%
    Seek, Ltd.                                                    54,954  773,827       0.1%
#*  Senex Energy, Ltd.                                            26,881    7,121       0.0%
    Service Stream, Ltd.                                          10,719   11,497       0.0%
    Seven Group Holdings, Ltd.                                    11,621  118,248       0.0%
    Seven West Media, Ltd.                                       111,498   57,723       0.0%
    SG Fleet Group, Ltd.                                           6,145   19,233       0.0%
    Sigma Healthcare, Ltd.                                        60,338   34,891       0.0%
#*  Silex Systems, Ltd.                                            1,748      401       0.0%
#   Silver Chef, Ltd.                                              2,430   13,518       0.0%
#*  Silver Lake Resources, Ltd.                                    2,487      692       0.0%
    Sims Metal Management, Ltd.                                   28,575  289,739       0.0%
    Sims Metal Management, Ltd. Sponsored ADR                        819    8,284       0.0%
    Sirtex Medical, Ltd.                                           5,204   54,499       0.0%
    SmartGroup Corp., Ltd.                                         3,728   27,769       0.0%
    Sonic Healthcare, Ltd.                                        20,955  349,985       0.1%
    Southern Cross Media Group, Ltd.                              95,549   82,102       0.0%
    Spark Infrastructure Group                                    70,239  136,735       0.0%
#   SpeedCast International, Ltd.                                 20,207   64,441       0.0%
    St Barbara, Ltd.                                              53,797  118,941       0.0%
    Star Entertainment Grp, Ltd. (The)                            43,078  189,957       0.0%
    Steadfast Group, Ltd.                                         31,323   64,388       0.0%
    Suncorp Group, Ltd.                                           49,322  513,381       0.1%
#*  Sundance Energy Australia, Ltd.                               49,981    2,105       0.0%
#   Super Retail Group, Ltd.                                      10,825   64,445       0.0%
    Sydney Airport                                                25,034  136,392       0.0%
#*  Syrah Resources, Ltd.                                         15,044   38,922       0.0%
    Tabcorp Holdings, Ltd.                                        88,568  304,739       0.1%
    Tassal Group, Ltd.                                            21,937   70,766       0.0%
    Tatts Group, Ltd.                                            112,036  358,139       0.1%
    Technology One, Ltd.                                          24,280   93,791       0.0%
#   Thorn Group, Ltd.                                             17,790   10,898       0.0%
*   Tiger Resources, Ltd.                                         41,785    1,254       0.0%
#   TPG Telecom, Ltd.                                             28,829  119,324       0.0%
    Transurban Group                                              52,886  491,619       0.1%
    Treasury Wine Estates, Ltd.                                   26,621  319,557       0.1%
    Villa World, Ltd.                                              7,295   14,532       0.0%
#   Village Roadshow, Ltd.                                         6,782   19,476       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
AUSTRALIA -- (Continued)
    Virtus Health, Ltd.                                            5,434 $    22,825       0.0%
    Vocus Group, Ltd.                                             42,519      93,919       0.0%
    Webjet, Ltd.                                                   9,394      82,868       0.0%
#   Western Areas, Ltd.                                           36,435      77,731       0.0%
*   Westgold Resources, Ltd.                                      16,111      23,026       0.0%
    Westpac Banking Corp.                                        101,833   2,579,372       0.3%
    Westpac Banking Corp. Sponsored ADR                           12,660     321,311       0.1%
    Woolworths, Ltd.                                              45,453     901,090       0.1%
*   WorleyParsons, Ltd.                                           39,995     430,170       0.1%
    WPP AUNZ, Ltd.                                                25,450      17,918       0.0%
                                                                         -----------       ---
TOTAL AUSTRALIA                                                           40,202,344       5.2%
                                                                         -----------       ---
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG                                           192      23,804       0.0%
    ANDRITZ AG                                                     6,386     361,103       0.1%
    Atrium European Real Estate, Ltd.                              5,872      27,504       0.0%
    BUWOG AG                                                      10,479     302,054       0.0%
#   DO & CO AG                                                       463      24,553       0.0%
    Erste Group Bank AG                                           10,354     444,445       0.1%
*   FACC AG                                                        1,759      30,673       0.0%
    Flughafen Wien AG                                                372      14,969       0.0%
    IMMOFINANZ AG                                                 77,189     195,076       0.0%
    Kapsch TrafficCom AG                                             369      21,432       0.0%
    Lenzing AG                                                       501      67,820       0.0%
    Mayr Melnhof Karton AG                                           188      27,296       0.0%
    Oesterreichische Post AG                                       3,015     133,885       0.0%
    Palfinger AG                                                     699      30,899       0.0%
    POLYTEC Holding AG                                               633      15,751       0.0%
#   Porr Ag                                                          822      25,699       0.0%
*   Raiffeisen Bank International AG                              11,917     414,427       0.1%
    Rosenbauer International AG                                      124       7,823       0.0%
    S IMMO AG                                                      4,544      80,040       0.0%
#*  Schoeller-Bleckmann Oilfield Equipment AG                        401      37,417       0.0%
    Semperit AG Holding                                              880      25,731       0.0%
    Strabag SE                                                       618      25,805       0.0%
    Telekom Austria AG                                            15,213     142,427       0.0%
    UNIQA Insurance Group AG                                      15,921     163,125       0.0%
    Vienna Insurance Group AG Wiener Versicherung Gruppe           4,838     141,629       0.0%
    Voestalpine AG                                                 6,152     338,226       0.1%
    Wienerberger AG                                               12,254     314,406       0.1%
    Zumtobel Group AG                                              3,016      51,564       0.0%
                                                                         -----------       ---
TOTAL AUSTRIA                                                              3,489,583       0.5%
                                                                         -----------       ---
BELGIUM -- (1.1%)
#*  Ablynx NV                                                      1,864      38,242       0.0%
    Ageas                                                         22,593   1,095,649       0.2%
*   AGFA-Gevaert NV                                               23,139     108,716       0.0%
    Atenor                                                           197      11,093       0.0%
    Banque Nationale de Belgique                                       8      26,609       0.0%
    Barco NV                                                       1,085     111,162       0.0%
    Bekaert SA                                                     5,806     274,634       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
BELGIUM -- (Continued)
#*  Biocartis NV                                                  1,757 $   26,329       0.0%
    bpost SA                                                      9,489    267,533       0.0%
    Cie d'Entreprises CFE                                         1,066    155,880       0.0%
    Cie Immobiliere de Belgique SA                                   49      3,033       0.0%
    Colruyt SA                                                   11,620    594,297       0.1%
    D'ieteren SA                                                  2,462    112,597       0.0%
    Deceuninck NV                                                 4,912     18,233       0.0%
    Econocom Group SA                                            12,277     94,486       0.0%
    Elia System Operator SA                                       3,183    184,631       0.0%
*   Euronav NV                                                    1,300     10,855       0.0%
#   Euronav NV                                                    2,543     21,074       0.0%
    EVS Broadcast Equipment SA                                    1,356     50,961       0.0%
#*  Fagron                                                        3,574     46,360       0.0%
*   Galapagos NV(B07MXC1)                                           648     62,869       0.0%
*   Galapagos NV(B07Q2V5)                                           817     79,455       0.0%
    Gimv NV                                                         805     48,516       0.0%
#   Ion Beam Applications                                         2,084     63,883       0.0%
    Jensen-Group NV                                                 213     10,251       0.0%
    KBC Group NV                                                 10,587    879,450       0.1%
    Kinepolis Group NV                                            1,425     96,289       0.0%
    Lotus Bakeries                                                   23     58,391       0.0%
    Melexis NV                                                    1,846    184,976       0.0%
#*  Nyrstar NV                                                    3,261     26,035       0.0%
    Ontex Group NV                                                8,719    306,644       0.1%
    Orange Belgium SA                                             5,913    136,965       0.0%
    Picanol                                                          86      9,703       0.0%
    Proximus SADP                                                20,546    682,259       0.1%
    Recticel SA                                                   2,769     27,415       0.0%
    Resilux                                                         110     19,302       0.0%
    Sioen Industries NV                                             656     19,974       0.0%
*   Telenet Group Holding NV                                      5,069    350,571       0.1%
    TER Beke SA                                                      62     12,513       0.0%
*   Tessenderlo Group SA                                          4,398    211,055       0.0%
*   ThromboGenics NV                                              1,084      5,646       0.0%
    UCB SA                                                       11,563    841,739       0.1%
    Umicore SA                                                   27,656  1,235,952       0.2%
    Van de Velde NV                                                 285     15,768       0.0%
                                                                        ----------       ---
TOTAL BELGIUM                                                            8,637,995       1.1%
                                                                        ----------       ---
CANADA -- (7.1%)
*   5N Plus, Inc.                                                 1,597      3,813       0.0%
#   Absolute Software Corp.                                       3,100     20,064       0.0%
    Acadian Timber Corp.                                            600      9,111       0.0%
    Aecon Group, Inc.                                             5,564     83,799       0.0%
#*  Africa Oil Corp.                                             13,871     17,526       0.0%
    Ag Growth International, Inc.                                 1,000     39,144       0.0%
    AGF Management, Ltd. Class B                                  6,502     41,882       0.0%
    Agnico Eagle Mines, Ltd.(2009823)                            12,298    549,077       0.1%
    Agnico Eagle Mines, Ltd.(008474108)                           1,200     53,556       0.0%
    Agrium, Inc.(008916108)                                       3,031    330,137       0.1%
    Agrium, Inc.(2213538)                                         5,112    556,531       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
#   AGT Food & Ingredients, Inc.                                   2,100 $   37,651       0.0%
    Aimia, Inc.                                                   40,823     80,057       0.0%
#   AirBoss of America Corp.                                         900      8,057       0.0%
*   Alacer Gold Corp.                                             24,051     37,472       0.0%
    Alamos Gold, Inc. Class A(011532108)                           4,666     29,492       0.0%
    Alamos Gold, Inc. Class A(BZ3DNP6)                            23,633    149,664       0.0%
#   Alaris Royalty Corp.                                           4,389     69,538       0.0%
    Algoma Central Corp.                                             400      4,046       0.0%
    Algonquin Power & Utilities Corp.                             37,600    402,493       0.1%
    Alimentation Couche-Tard, Inc. Class B                        19,770    926,973       0.1%
#   AltaGas, Ltd.                                                  2,951     67,273       0.0%
    Altus Group, Ltd.                                              1,089     29,738       0.0%
    Andrew Peller, Ltd. Class A                                    4,800     45,950       0.0%
*   Argonaut Gold, Inc.                                            4,400      7,947       0.0%
#*  Asanko Gold, Inc.                                             10,852     10,094       0.0%
*   ATS Automation Tooling Systems, Inc.                           7,150     82,302       0.0%
*   AuRico Metals, Inc.(05157J108)                                 1,541      1,541       0.0%
*   AuRico Metals, Inc.(BYR52G5)                                   4,409      4,443       0.0%
#   AutoCanada, Inc.                                               2,455     44,358       0.0%
#*  Avigilon Corp.                                                 3,200     47,451       0.0%
*   B2Gold Corp.                                                  80,200    203,904       0.0%
#   Badger Daylighting, Ltd.                                       2,900     66,020       0.0%
    Bank of Montreal(2076009)                                     24,263  1,858,703       0.3%
    Bank of Montreal(063671101)                                    1,698    130,084       0.0%
    Bank of Nova Scotia (The)(064149107)                           6,491    418,799       0.1%
    Bank of Nova Scotia (The)(2076281)                            38,993  2,517,120       0.3%
    Barrick Gold Corp.(2024644)                                    8,600    124,257       0.0%
    Barrick Gold Corp.(067901108)                                 36,044    520,836       0.1%
    BCE, Inc.(B188TH2)                                             3,508    161,979       0.0%
    BCE, Inc.(05534B760)                                           5,779    266,759       0.1%
#   Bird Construction, Inc.                                        4,800     36,388       0.0%
#   Black Diamond Group, Ltd.                                      1,100      1,833       0.0%
*   BlackBerry, Ltd.(09228F103)                                   20,049    219,336       0.0%
*   BlackBerry, Ltd.(BCBHZ31)                                     12,674    138,715       0.0%
*   Bombardier, Inc. Class A                                      23,800     50,732       0.0%
*   Bombardier, Inc. Class B                                     196,596    416,020       0.1%
    Boralex, Inc. Class A                                          9,800    174,107       0.0%
    Brookfield Real Estate Services, Inc.                          1,000     12,635       0.0%
    BRP, Inc.                                                      2,687     90,310       0.0%
    CAE, Inc.(2162760)                                            46,008    815,241       0.1%
    CAE, Inc.(124765108)                                           9,562    169,343       0.0%
#*  Calfrac Well Services, Ltd.                                    3,616     14,575       0.0%
    Calian Group, Ltd.                                               800     20,600       0.0%
#   Callidus Capital Corp.                                           900      7,611       0.0%
    Cameco Corp.(2166160)                                         24,420    198,373       0.0%
    Cameco Corp.(13321L108)                                       11,188     91,070       0.0%
    Canaccord Genuity Group, Inc.                                  6,570     21,847       0.0%
    Canadian Imperial Bank of Commerce(2170525)                   10,229    900,399       0.1%
    Canadian Imperial Bank of Commerce(136069101)                  4,702    414,011       0.1%
#   Canadian Tire Corp., Ltd. Class A                              4,899    601,125       0.1%
#   Canadian Western Bank                                          5,982    168,503       0.0%
*   Canfor Corp.                                                   8,714    173,321       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
CANADA -- (Continued)
    Canfor Pulp Products, Inc.                                    4,200 $   45,871       0.0%
    CanWel Building Materials Group, Ltd.                         2,623     13,480       0.0%
*   Capstone Mining Corp.                                        19,300     21,991       0.0%
    Cara Operations, Ltd.                                           900     18,424       0.0%
    Cascades, Inc.                                                8,500    102,387       0.0%
    CCL Industries, Inc. Class B                                 19,075    919,373       0.1%
*   Celestica, Inc.(2263362)                                      4,122     41,377       0.0%
*   Celestica, Inc.(15101Q108)                                    5,029     50,541       0.0%
*   Centerra Gold, Inc.                                          13,949     94,714       0.0%
    Cervus Equipment Corp.                                          900     10,569       0.0%
    CES Energy Solutions Corp.                                   12,081     65,082       0.0%
*   CGI Group, Inc. Class A(39945C109)                            9,177    487,666       0.1%
*   CGI Group, Inc. Class A(2159740)                              2,600    138,152       0.0%
#   Chesswood Group, Ltd.                                         1,100     10,982       0.0%
*   China Gold International Resources Corp., Ltd.               28,871     44,758       0.0%
    CI Financial Corp.                                           26,200    582,448       0.1%
#   Cineplex, Inc.                                                5,335    161,361       0.0%
    Clearwater Seafoods, Inc.                                     1,100      7,614       0.0%
    Cogeco Communications, Inc.                                   1,900    136,598       0.0%
    Cogeco, Inc.                                                    829     56,509       0.0%
    Colliers International Group, Inc.                            4,381    256,761       0.1%
    Computer Modelling Group, Ltd.                                7,976     63,247       0.0%
#   Cona Resources, Ltd.                                          3,700      6,137       0.0%
    Constellation Software, Inc.                                  1,435    816,418       0.1%
*   Continental Gold, Inc.                                        3,800      9,131       0.0%
#*  Copper Mountain Mining Corp.                                 14,100     17,050       0.0%
    Corby Spirit and Wine, Ltd.                                     700     11,883       0.0%
    Corus Entertainment, Inc. Class B                            19,452    180,482       0.0%
    Cott Corp.(2228952)                                          11,072    165,981       0.0%
    Cott Corp.(22163N106)                                         7,313    109,695       0.0%
*   CRH Medical Corp.                                             3,800      8,925       0.0%
*   Delphi Energy Corp.                                           4,200      3,907       0.0%
*   Descartes Systems Group, Inc. (The)                           3,300     95,667       0.0%
*   Detour Gold Corp.                                            17,386    185,302       0.0%
#   DHX Media, Ltd.(BRF12P5)                                      2,300      7,577       0.0%
#   DHX Media, Ltd.(BRF12N3)                                      3,721     12,374       0.0%
    Dollarama, Inc.                                               5,672    631,390       0.1%
    Dominion Diamond Corp.                                        8,800    125,237       0.0%
    Dorel Industries, Inc. Class B                                4,728    123,285       0.0%
*   DREAM Unlimited Corp. Class A                                 9,100     51,845       0.0%
*   Dundee Precious Metals, Inc.                                  3,100      6,200       0.0%
    E-L Financial Corp., Ltd.                                       100     64,104       0.0%
    ECN Capital Corp.                                            39,562    129,716       0.0%
    Eldorado Gold Corp.                                          41,427     52,021       0.0%
    Element Fleet Management Corp.                               16,220    124,972       0.0%
    Empire Co., Ltd. Class A                                     22,672    392,424       0.1%
#   Enbridge Income Fund Holdings, Inc.                           9,980    232,617       0.1%
    Enbridge, Inc.(2466149)                                      12,853    493,955       0.1%
#   Enbridge, Inc.(29250N105)                                    38,166  1,467,864       0.2%
*   Endeavour Mining Corp.                                        4,628     82,264       0.0%
#*  Endeavour Silver Corp.                                        7,913     16,377       0.0%
    Enercare, Inc.                                               10,600    165,232       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
CANADA -- (Continued)
    Enerflex, Ltd.                                               15,947 $216,937       0.0%
#*  Energy Fuels, Inc.                                              205      283       0.0%
    Enghouse Systems, Ltd.                                        2,000   84,521       0.0%
#   Ensign Energy Services, Inc.                                 23,544  121,178       0.0%
#   Equitable Group, Inc.                                           800   37,206       0.0%
*   Essential Energy Services Trust                              12,100    5,534       0.0%
    Evertz Technologies, Ltd.                                     3,500   51,167       0.0%
    Exco Technologies, Ltd.                                       3,824   31,034       0.0%
#   Extendicare, Inc.                                             4,400   31,957       0.0%
    Fairfax Financial Holdings, Ltd.                              1,606  845,774       0.1%
    Fiera Capital Corp.                                           3,100   33,785       0.0%
    Finning International, Inc.                                  15,196  370,565       0.1%
    Firm Capital Mortgage Investment Corp.                        4,100   40,361       0.0%
    First Capital Realty, Inc.                                   13,800  218,857       0.0%
#   First National Financial Corp.                                1,300   28,920       0.0%
    First Quantum Minerals, Ltd.                                 34,128  381,726       0.1%
    FirstService Corp.                                            4,115  286,465       0.1%
*   Fortuna Silver Mines, Inc.                                   15,300   64,397       0.0%
    Freehold Royalties, Ltd.                                      2,300   28,133       0.0%
    Gamehost, Inc.                                                  900    7,604       0.0%
*   GDI Integrated Facility Services, Inc.                          900   10,729       0.0%
#   Genworth MI Canada, Inc.                                      5,691  176,848       0.0%
    George Weston, Ltd.                                           3,100  260,284       0.1%
    Gibson Energy, Inc.                                           6,078   82,636       0.0%
#   Gluskin Sheff + Associates, Inc.                              1,900   23,770       0.0%
*   GMP Capital, Inc.                                             1,837    3,745       0.0%
    goeasy, Ltd.                                                    500   12,111       0.0%
    Goldcorp, Inc.(380956409)                                    14,543  189,932       0.0%
    Goldcorp, Inc.(2676302)                                      15,040  196,437       0.0%
#*  Golden Star Resources, Ltd.                                  31,800   24,896       0.0%
#   Granite Oil Corp.                                             1,300    3,466       0.0%
    Great-West Lifeco, Inc.                                      11,500  320,014       0.1%
    Guardian Capital Group, Ltd. Class A                          1,650   32,614       0.0%
*   Guyana Goldfields, Inc.                                      10,134   36,134       0.0%
*   Heroux-Devtek, Inc.                                           2,177   24,839       0.0%
    High Liner Foods, Inc.                                        1,530   16,852       0.0%
#   Home Capital Group, Inc.                                      4,800   51,940       0.0%
#   Horizon North Logistics, Inc.                                 2,100    2,849       0.0%
    HudBay Minerals, Inc.(B05BDX1)                               17,516  130,206       0.0%
    HudBay Minerals, Inc.(B05BQ98)                                6,494   48,380       0.0%
#   Hudson's Bay Co.                                              6,225   54,380       0.0%
    Hydro One, Ltd.                                              17,829  315,231       0.1%
*   IAMGOLD Corp.                                                45,400  249,153       0.1%
    IGM Financial, Inc.                                           7,600  267,864       0.1%
#*  Imperial Metals Corp.                                         2,300    5,295       0.0%
*   Indigo Books & Music, Inc.                                    1,191   17,079       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.     15,902  720,588       0.1%
    Innergex Renewable Energy, Inc.                              15,671  171,153       0.0%
    Intact Financial Corp.                                        3,000  245,214       0.1%
    Inter Pipeline, Ltd.                                         19,999  406,770       0.1%
*   Interfor Corp.                                                8,142  132,534       0.0%
*   Intertain Group, Ltd.                                         1,300   14,823       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
    Intertape Polymer Group, Inc.                                  6,700 $   98,882       0.0%
*   Ivanhoe Mines, Ltd. Class A                                   33,600    121,628       0.0%
    Jean Coutu Group PJC, Inc. (The) Class A                       5,900    111,954       0.0%
    Just Energy Group, Inc.                                        9,022     50,212       0.0%
#   K-Bro Linen, Inc.                                                600     18,166       0.0%
    Keyera Corp.                                                   4,265    125,560       0.0%
*   Kinaxis, Inc.                                                  1,300     64,824       0.0%
*   Kinross Gold Corp.(496902404)                                  7,386     29,175       0.0%
*   Kinross Gold Corp.(B03Z841)                                  134,185    530,458       0.1%
    Kirkland Lake Gold, Ltd.                                      17,436    204,485       0.0%
*   Klondex Mines, Ltd.                                           13,399     38,740       0.0%
*   Knight Therapeutics, Inc.                                     14,882     96,668       0.0%
    KP Tissue, Inc.                                                1,100     12,832       0.0%
#   Labrador Iron Ore Royalty Corp.                                5,500     89,016       0.0%
    Lassonde Industries, Inc. Class A                                200     37,982       0.0%
#   Laurentian Bank of Canada                                      2,844    132,269       0.0%
    Leon's Furniture, Ltd.                                         1,536     23,300       0.0%
    Linamar Corp.                                                  3,657    221,897       0.0%
    Liquor Stores N.A., Ltd.                                       2,065     15,702       0.0%
    Loblaw Cos., Ltd.                                              8,710    449,501       0.1%
    Lucara Diamond Corp.                                          20,175     35,186       0.0%
*   Lundin Gold, Inc.                                              2,900     11,105       0.0%
    Lundin Mining Corp.                                           68,700    523,997       0.1%
    Magellan Aerospace Corp.                                       2,300     34,444       0.0%
    Magna International, Inc.(559222401)                           2,799    152,685       0.0%
    Magna International, Inc.(2554475)                             8,200    447,342       0.1%
*   Mainstreet Equity Corp.                                          540     15,805       0.0%
    Mainstreet Health Investments, Inc.                            1,200     10,308       0.0%
*   Major Drilling Group International, Inc.                      13,400     71,773       0.0%
#   Mandalay Resources Corp.                                       2,500        572       0.0%
    Manulife Financial Corp.                                       1,745     35,087       0.0%
    Maxar Technologies, Ltd.                                       4,443    281,058       0.1%
    Medical Facilities Corp.                                       3,100     33,809       0.0%
    Metro, Inc.                                                   15,373    483,914       0.1%
*   Mitel Networks Corp.                                           8,500     73,068       0.0%
    Morguard Corp.                                                   253     37,653       0.0%
    Morneau Shepell, Inc.                                          8,101    134,943       0.0%
    MTY Food Group, Inc.                                           1,200     47,373       0.0%
    Mullen Group, Ltd.                                            15,989    209,824       0.0%
    National Bank of Canada                                       29,375  1,425,602       0.2%
    Nevsun Resources, Ltd.(64156L101)                              3,438      8,148       0.0%
    Nevsun Resources, Ltd.(2631486)                                4,500     10,604       0.0%
    New Flyer Industries, Inc.                                     4,278    181,519       0.0%
*   New Gold, Inc.                                                62,498    206,857       0.0%
#*  Newalta Corp.                                                  5,580      3,763       0.0%
    Norbord, Inc.                                                  3,900    140,570       0.0%
    North American Energy Partners, Inc.                           1,900      7,695       0.0%
    North West Co., Inc. (The)                                     4,605    112,368       0.0%
    OceanaGold Corp.                                              62,919    168,746       0.0%
    Open Text Corp.(683715106)                                     8,020    280,540       0.1%
    Open Text Corp.(2260824)                                       5,600    195,811       0.0%
    Osisko Gold Royalties, Ltd.                                   12,800    161,129       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
CANADA -- (Continued)
    Pan American Silver Corp.(697900108)                         10,343 $  168,901       0.0%
    Pan American Silver Corp.(2669272)                            4,500     73,529       0.0%
*   Paramount Resources, Ltd. Class A                             3,700     63,325       0.0%
    Parkland Fuel Corp.                                           6,327    128,492       0.0%
    Pason Systems, Inc.                                           4,563     66,247       0.0%
    Pembina Pipeline Corp.(B4PPQG5)                               5,074    167,797       0.0%
    Pembina Pipeline Corp.(B4PT2P8)                               5,298    175,133       0.0%
*   PHX Energy Services Corp.                                     2,100      3,663       0.0%
#   Pizza Pizza Royalty Corp.                                     1,856     24,687       0.0%
#*  Platinum Group Metals, Ltd.                                   3,900      1,572       0.0%
#   PrairieSky Royalty, Ltd.                                     13,800    367,330       0.1%
*   Precision Drilling Corp.(B5YPLH9)                            37,350    112,041       0.0%
*   Precision Drilling Corp.(74022D308)                          12,221     36,541       0.0%
*   Premier Gold Mines, Ltd.                                     21,100     56,099       0.0%
    Premium Brands Holdings Corp.                                 2,600    210,402       0.0%
    Quarterhill, Inc.                                             9,000     17,022       0.0%
    Quebecor, Inc. Class B                                       12,509    472,008       0.1%
*   Questerre Energy Corp. Class A                                7,500      4,302       0.0%
    Reitmans Canada, Ltd. Class A                                   700      2,518       0.0%
    Restaurant Brands International, Inc.                         8,100    523,320       0.1%
    Richelieu Hardware, Ltd.                                      2,553     66,868       0.0%
    Ritchie Bros Auctioneers, Inc.(2345390)                       5,162    144,765       0.0%
#   Ritchie Bros Auctioneers, Inc.(767744105)                     4,100    114,923       0.0%
#*  RMP Energy, Inc.                                              7,100      4,128       0.0%
    Rocky Mountain Dealerships, Inc.                              1,700     15,496       0.0%
    Rogers Communications, Inc. Class B(775109200)               12,677    657,936       0.1%
    Rogers Communications, Inc. Class B(2169051)                  3,000    155,662       0.0%
    Royal Bank of Canada(2754383)                                31,679  2,476,909       0.3%
    Royal Bank of Canada(780087102)                              15,119  1,181,550       0.2%
#   Russel Metals, Inc.                                           7,275    162,632       0.0%
*   Sabina Gold & Silver Corp.                                   10,300     17,006       0.0%
#*  Sandstorm Gold, Ltd.                                         19,500     84,040       0.0%
    Saputo, Inc.                                                  7,264    262,272       0.1%
#   Savaria Corp.                                                 1,300     16,042       0.0%
    Secure Energy Services, Inc.                                 28,695    187,059       0.0%
*   SEMAFO, Inc.                                                 33,500     84,133       0.0%
    Shaw Communications, Inc. Class B(2801836)                   24,250    553,759       0.1%
    Shaw Communications, Inc. Class B(82028K200)                  7,734    176,645       0.0%
    ShawCor, Ltd.                                                 7,300    158,211       0.0%
#*  Sherritt International Corp.                                 15,914     16,283       0.0%
*   Shopify, Inc. Class A                                           689     68,549       0.0%
#   Sienna Senior Living, Inc.                                    1,738     23,939       0.0%
#*  Sierra Wireless, Inc.(826516106)                                995     22,338       0.0%
#*  Sierra Wireless, Inc.(2418968)                                1,500     33,556       0.0%
    Sleep Country Canada Holdings, Inc.                           3,300     97,892       0.0%
    SNC-Lavalin Group, Inc.                                      10,949    493,261       0.1%
#*  Spin Master Corp.                                             3,565    131,978       0.0%
#   Sprott, Inc.                                                 15,700     25,921       0.0%
*   SSR Mining, Inc.                                              4,994     47,962       0.0%
    Stantec, Inc.(2854238)                                        8,658    247,371       0.1%
    Stantec, Inc.(85472N109)                                      2,509     71,757       0.0%
#*  Stars Group, Inc. (The)(BDG1MJ0)                             10,557    212,515       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
*   Stars Group, Inc. (The)(85570W100)                             1,249 $   25,167       0.0%
    Stella-Jones, Inc.                                             2,771    108,254       0.0%
    Stuart Olson, Inc.                                             1,000      4,131       0.0%
#   Student Transportation, Inc.                                   2,312     13,530       0.0%
    Sun Life Financial, Inc.(866796105)                            4,997    194,533       0.0%
    Sun Life Financial, Inc.(2566124)                             14,911    580,790       0.1%
#*  SunOpta, Inc.(2817510)                                         5,100     47,438       0.0%
*   SunOpta, Inc.(8676EP108)                                       3,796     35,493       0.0%
#   Superior Plus Corp.                                           18,335    184,615       0.0%
    Tahoe Resources, Inc.(873868103)                               1,089      5,227       0.0%
    Tahoe Resources, Inc.(B5B9KV1)                                13,435     64,462       0.0%
*   Tamarack Valley Energy, Ltd.                                   5,100     11,939       0.0%
*   Taseko Mines, Ltd.                                             5,100     11,187       0.0%
    TELUS Corp.                                                    4,708    170,497       0.0%
#*  Tembec, Inc.                                                     500      1,818       0.0%
*   Teranga Gold Corp.                                             4,340      8,814       0.0%
    TFI International, Inc.                                        6,457    155,857       0.0%
#*  Theratechnologies, Inc.                                        2,700     16,010       0.0%
    TMX Group, Ltd.                                                2,126    116,163       0.0%
*   Torex Gold Resources, Inc.                                     8,000    110,317       0.0%
    Toromont Industries, Ltd.                                      8,100    357,063       0.1%
    Toronto-Dominion Bank (The)(2897222)                          32,240  1,832,789       0.3%
    Toronto-Dominion Bank (The)(891160509)                        10,509    597,437       0.1%
    Torstar Corp. Class B                                          1,400      1,465       0.0%
    Total Energy Services, Inc.                                    8,070     95,017       0.0%
    TransAlta Renewables, Inc.                                    11,200    120,760       0.0%
    Transcontinental, Inc. Class A                                 7,300    162,059       0.0%
#*  TransGlobe Energy Corp.                                        3,755      6,345       0.0%
*   Trevali Mining Corp.                                          15,000     15,929       0.0%
*   Trican Well Service, Ltd.                                     57,460    216,015       0.0%
#   Tricon Capital Group, Inc.                                     9,900     83,184       0.0%
*   Trinidad Drilling, Ltd.                                       36,458     48,042       0.0%
*   Trisura Group, Ltd.                                              600     13,418       0.0%
#   Uni-Select, Inc.                                               4,519     97,659       0.0%
    Valener, Inc.                                                  4,200     72,111       0.0%
    Wajax Corp.                                                    3,200     58,191       0.0%
    West Fraser Timber Co., Ltd.                                   7,293    443,595       0.1%
*   Western Energy Services Corp.                                  3,100      2,956       0.0%
    Western Forest Products, Inc.                                 42,532     86,376       0.0%
    WestJet Airlines, Ltd.                                         1,100     22,987       0.0%
    Westshore Terminals Investment Corp.                           8,853    168,880       0.0%
    Wheaton Precious Metals Corp.(962879102)                      10,365    214,970       0.0%
    Wheaton Precious Metals Corp.(BF13KN5)                        11,900    246,929       0.1%
    Winpak, Ltd.                                                   3,011    116,230       0.0%
    WSP Global, Inc.                                              11,445    512,945       0.1%
*   Xtreme Drilling Corp.                                            500        814       0.0%
    Yamana Gold, Inc.(2219279)                                   116,483    302,471       0.1%
    Yamana Gold, Inc.(98462Y100)                                   1,399      3,651       0.0%
*   Yangarra Resources, Ltd.                                       5,600     17,146       0.0%
#*  Yellow Pages, Ltd.                                             2,947     18,914       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
CANADA -- (Continued)
    ZCL Composites, Inc.                                           2,300 $    24,246       0.0%
                                                                         -----------       ---
TOTAL CANADA                                                              57,582,515       7.4%
                                                                         -----------       ---
DENMARK -- (2.3%)
    ALK-Abello A.S.                                                  328      51,344       0.0%
#   Alm Brand A.S.                                                 7,943      82,154       0.0%
    Ambu A.S. Class B                                              2,290     211,073       0.0%
*   Bang & Olufsen A.S.                                            3,097      71,783       0.0%
    BankNordik P/F                                                   744      13,738       0.0%
*   Bavarian Nordic A.S.                                           2,204      89,434       0.0%
    Chr Hansen Holding A.S.                                       15,827   1,385,018       0.2%
    Coloplast A.S. Class B                                         3,965     348,991       0.1%
    Danske Bank A.S.                                              27,060   1,032,703       0.1%
#   FLSmidth & Co. A.S.                                            5,451     373,676       0.1%
*   Genmab A.S.                                                    1,236     249,592       0.0%
    GN Store Nord A.S.                                            12,906     427,105       0.1%
#   H Lundbeck A.S.                                                2,698     160,390       0.0%
    IC Group A.S.                                                    435      10,687       0.0%
    ISS A.S.                                                      16,151     683,966       0.1%
*   Jeudan A.S.                                                      126      14,085       0.0%
    Jyske Bank A.S.                                                6,702     378,718       0.1%
    Matas A.S.                                                     4,256      47,658       0.0%
*   Nilfisk Holding A.S.                                           2,687     129,129       0.0%
*   NKT A.S.                                                       2,687     115,195       0.0%
    NNIT A.S.                                                      1,073      30,569       0.0%
    Nordjyske Bank A.S.                                            1,141      21,618       0.0%
    Novo Nordisk A.S. Class B                                    100,137   4,985,703       0.7%
    Novo Nordisk A.S. Sponsored ADR                               14,665     730,170       0.1%
#   Novozymes A.S. Class B                                        13,938     770,113       0.1%
    Orsted A.S.                                                    2,310     129,445       0.0%
#   Pandora A.S.                                                   6,922     653,622       0.1%
    Per Aarsleff Holding A.S.                                      2,674      74,118       0.0%
    Ringkjoebing Landbobank A.S.                                   1,770      88,358       0.0%
    Royal Unibrew A.S.                                             4,202     241,912       0.0%
    RTX A.S.                                                         814      24,144       0.0%
    Schouw & Co. AB                                                1,372     142,775       0.0%
    SimCorp A.S.                                                   3,615     220,777       0.0%
    Solar A.S. Class B                                             1,106      71,018       0.0%
    Spar Nord Bank A.S.                                            5,938      75,523       0.0%
    Sydbank A.S.                                                   8,026     313,323       0.0%
    TDC A.S.                                                     107,296     634,355       0.1%
*   TK Development A.S.                                            6,708       9,867       0.0%
*   Topdanmark A.S.                                                7,106     292,119       0.0%
    Tryg A.S.                                                     13,908     331,319       0.1%
    United International Enterprises                                 187      38,836       0.0%
    Vestas Wind Systems A.S.                                      25,183   2,223,275       0.3%
#*  William Demant Holding A.S.                                   14,646     422,672       0.1%
*   Zealand Pharma A.S.                                            1,645      30,391       0.0%
                                                                         -----------       ---
TOTAL DENMARK                                                             18,432,461       2.4%
                                                                         -----------       ---

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FINLAND -- (1.6%)
    Ahlstrom-Munksjo Oyj                                           1,090 $   23,925       0.0%
    Aktia Bank Oyj                                                 2,985     32,235       0.0%
    Alma Media Oyj                                                 1,118      9,055       0.0%
    Amer Sports Oyj                                               13,291    330,689       0.1%
#   Asiakastieto Group Oyj                                           569     15,107       0.0%
    Aspo Oyj                                                       1,052     11,251       0.0%
    Atria Oyj                                                        677      9,439       0.0%
*   BasWare Oyj                                                      341     16,796       0.0%
#   Bittium Oyj                                                    1,503     10,840       0.0%
    Cargotec Oyj Class B                                           5,502    324,801       0.1%
*   Caverion Oyj                                                   8,371     63,362       0.0%
    Cramo Oyj                                                      4,669    103,657       0.0%
    Elisa Oyj                                                     15,164    610,611       0.1%
    F-Secure Oyj                                                  12,351     63,267       0.0%
    Fiskars Oyj Abp                                                2,051     51,233       0.0%
    HKScan Oyj Class A                                             1,428      5,244       0.0%
    Huhtamaki Oyj                                                 13,757    585,977       0.1%
    Kemira Oyj                                                    10,428    146,928       0.0%
    Kesko Oyj Class A                                                985     49,942       0.0%
    Kesko Oyj Class B                                              9,855    503,281       0.1%
#   Kone Oyj Class B                                              20,430  1,105,753       0.2%
    Konecranes Oyj                                                 5,745    264,521       0.0%
    Lassila & Tikanoja Oyj                                         2,236     47,413       0.0%
    Lemminkainen Oyj                                                 586     15,717       0.0%
    Metsa Board Oyj                                               17,400    129,075       0.0%
    Metso Oyj                                                     13,407    486,919       0.1%
    Neste Oyj                                                     19,027  1,059,258       0.1%
    Nokia Oyj(5946455)                                             4,241     20,852       0.0%
#   Nokia Oyj(5902941)                                           185,852    914,005       0.1%
    Nokia Oyj Sponsored ADR                                       20,507    100,279       0.0%
    Nokian Renkaat Oyj                                             5,825    267,060       0.0%
    Olvi Oyj Class A                                               1,161     37,925       0.0%
    Oriola Oyj Class B                                            15,012     56,294       0.0%
    Orion Oyj Class A                                              1,172     48,105       0.0%
    Orion Oyj Class B                                             10,131    415,218       0.1%
    Outokumpu Oyj                                                 30,358    286,973       0.0%
#*  Outotec Oyj                                                   16,733    133,106       0.0%
    Ponsse Oyj                                                       919     28,847       0.0%
*   Poyry Oyj                                                        706      4,031       0.0%
    Raisio Oyj Class V                                            10,725     44,332       0.0%
    Ramirent Oyj                                                  11,559    106,344       0.0%
    Revenio Group Oyj                                                516     22,125       0.0%
    Sampo Oyj Class A                                             26,116  1,366,647       0.2%
    Sanoma Oyj                                                    10,217    121,281       0.0%
    SRV Group OYJ                                                  3,096     14,912       0.0%
*   Stockmann Oyj Abp Class B                                      4,541     29,167       0.0%
    Technopolis Oyj                                                9,399     42,354       0.0%
    Teleste Oyj                                                    1,086     10,059       0.0%
    Tieto Oyj                                                      5,853    179,199       0.0%
    Tikkurila Oyj                                                  1,578     31,192       0.0%
    UPM-Kymmene Oyj                                               25,972    779,998       0.1%
    Uponor Oyj                                                     4,752     95,660       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
FINLAND -- (Continued)
    Vaisala Oyj Class A                                             466 $    25,329       0.0%
    Valmet Oyj                                                   13,070     253,412       0.0%
    Wartsila Oyj Abp                                             17,177   1,105,630       0.2%
    YIT Oyj                                                      14,423     109,612       0.0%
                                                                        -----------       ---
TOTAL FINLAND                                                            12,726,244       1.6%
                                                                        -----------       ---
FRANCE -- (8.5%)
    ABC Arbitrage                                                 2,990      21,562       0.0%
    Aeroports de Paris                                            1,538     258,946       0.1%
    Airbus SE                                                    25,743   2,641,618       0.4%
    Akka Technologies                                               800      48,245       0.0%
    Albioma SA                                                    3,430      81,764       0.0%
    Alstom SA                                                    11,614     469,859       0.1%
    Altamir                                                       1,314      23,694       0.0%
    Alten SA                                                      5,086     445,108       0.1%
    Altran Technologies SA                                       26,910     497,694       0.1%
*   Amplitude Surgical SAS                                        1,872       9,292       0.0%
    Amundi SA                                                     2,407     203,996       0.0%
#*  Antalis International SAS                                       197         480       0.0%
    April SA                                                      1,239      20,634       0.0%
    Arkema SA                                                     7,608     961,129       0.1%
#   Assystem                                                      1,783      68,991       0.0%
    Atos SE                                                      11,487   1,784,112       0.2%
    Aubay                                                           396      15,942       0.0%
    AXA SA                                                       69,077   2,085,323       0.3%
    AXA SA Sponsored ADR                                          2,900      87,580       0.0%
    Axway Software SA                                               559      15,370       0.0%
    Bastide le Confort Medical                                      245      13,197       0.0%
    Beneteau SA                                                   2,567      46,182       0.0%
    BioMerieux                                                    1,635     128,244       0.0%
    BNP Paribas SA                                               35,662   2,783,398       0.4%
    Boiron SA                                                       762      68,800       0.0%
    Bollore SA                                                   36,754     177,544       0.0%
    Bonduelle SCA                                                 1,054      49,746       0.0%
    Bouygues SA                                                  12,419     596,033       0.1%
    Bureau Veritas SA                                            28,539     764,225       0.1%
    Capgemini SE                                                  6,058     735,950       0.1%
    Carrefour SA                                                 43,431     874,066       0.1%
#   Casino Guichard Perrachon SA                                  4,859     277,446       0.1%
*   Cegedim SA                                                      320      12,455       0.0%
*   CGG SA Sponsored ADR                                            174         839       0.0%
    Chargeurs SA                                                  2,377      67,053       0.0%
    Christian Dior SE                                             2,934   1,007,056       0.1%
    Cie des Alpes                                                 1,185      37,586       0.0%
    Cie Plastic Omnium SA                                         4,357     181,676       0.0%
    CNP Assurances                                               12,331     286,850       0.1%
*   Coface SA                                                    12,381     135,278       0.0%
    Credit Agricole SA                                           57,574   1,004,851       0.1%
    Danone SA                                                    20,316   1,660,450       0.2%
    Dassault Aviation SA                                             89     138,771       0.0%
    Dassault Systemes SE                                          8,743     928,125       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
FRANCE -- (Continued)
    Dassault Systemes SE Sponsored ADR                            1,000 $  106,230       0.0%
    Derichebourg SA                                               9,552    101,852       0.0%
    Devoteam SA                                                     548     51,211       0.0%
    Edenred                                                      31,743    915,108       0.1%
    Eiffage SA                                                    9,368    978,540       0.1%
    Elior Group SA                                               10,362    294,262       0.1%
    Essilor International SA                                      5,338    675,805       0.1%
*   Esso SA Francaise                                               533     36,388       0.0%
    Euler Hermes Group                                            1,011    117,288       0.0%
    Eurofins Scientific SE                                          741    463,537       0.1%
    Europcar Groupe SA                                            5,428     77,629       0.0%
#   Eutelsat Communications SA                                   34,425    862,276       0.1%
    Exel Industries Class A                                         192     25,528       0.0%
    Faurecia                                                     10,301    748,835       0.1%
*   Fnac Darty SA                                                 1,456    137,613       0.0%
    Gaztransport Et Technigaz SA                                    734     35,926       0.0%
    GL Events                                                     1,461     44,508       0.0%
    Groupe Crit                                                     565     53,320       0.0%
    Groupe Eurotunnel SE                                         19,580    246,058       0.0%
    Groupe Open                                                     640     21,616       0.0%
    Guerbet                                                         573     51,587       0.0%
    Haulotte Group SA                                             1,070     19,500       0.0%
    Hermes International                                          1,463    759,455       0.1%
*   ID Logistics Group                                              200     34,339       0.0%
    Iliad SA                                                      2,406    600,583       0.1%
    Imerys SA                                                     2,045    186,209       0.0%
    Ingenico Group SA                                             7,426    721,127       0.1%
    Interparfums SA                                                 618     23,042       0.0%
    Ipsen SA                                                      3,249    392,828       0.1%
    IPSOS                                                         2,927    108,180       0.0%
    Jacquet Metal Service                                         1,384     44,756       0.0%
    JCDecaux SA                                                   3,132    119,812       0.0%
    Kaufman & Broad SA                                            1,115     49,270       0.0%
    Kering                                                          804    368,719       0.1%
    Korian SA                                                     3,630    117,968       0.0%
    L'Oreal SA                                                   13,354  2,972,112       0.4%
    Lagardere SCA                                                15,872    522,684       0.1%
    Le Noble Age                                                    374     26,220       0.0%
    Lectra                                                        2,106     61,629       0.0%
    Legrand SA                                                   11,891    882,437       0.1%
    Linedata Services                                               313     14,274       0.0%
    LISI                                                          2,166     99,427       0.0%
    LVMH Moet Hennessy Louis Vuitton SE                          13,073  3,899,193       0.5%
    Maisons France Confort SA                                       226     15,788       0.0%
    Manitou BF SA                                                   582     23,060       0.0%
    Mersen SA                                                       738     32,391       0.0%
    Metropole Television SA                                       8,229    190,244       0.0%
    MGI Coutier                                                   1,450     58,872       0.0%
    Natixis SA                                                   65,110    510,602       0.1%
    Neopost SA                                                    3,936    145,083       0.0%
    Nexans SA                                                     3,081    201,643       0.0%
    Nexity SA                                                     5,209    320,156       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FRANCE -- (Continued)
*   NRJ Group                                                        962 $   12,143       0.0%
    Oeneo SA                                                       3,099     34,155       0.0%
*   Onxeo SA                                                       3,372      5,579       0.0%
    Orange SA                                                    100,180  1,645,725       0.2%
#   Orange SA Sponsored ADR                                        5,900     96,760       0.0%
    Orpea                                                          2,920    349,842       0.1%
#*  Parrot SA                                                      1,931     24,075       0.0%
#   Pernod Ricard SA                                               2,912    436,636       0.1%
    Peugeot SA                                                    64,904  1,539,883       0.2%
    Plastivaloire                                                  1,658     42,457       0.0%
    Publicis Groupe SA                                            13,137    855,124       0.1%
    Rallye SA                                                      2,863     48,947       0.0%
    Renault SA                                                    11,318  1,122,329       0.2%
    Rexel SA                                                      52,633    938,553       0.1%
    Robertet SA                                                       26     12,160       0.0%
    Rubis SCA                                                     12,112    760,060       0.1%
    Safran SA                                                     14,178  1,493,259       0.2%
    Samse SA                                                           4        732       0.0%
    Sanofi                                                        27,960  2,647,436       0.4%
    Sartorius Stedim Biotech                                       2,358    160,699       0.0%
    Savencia SA                                                      452     43,176       0.0%
    Schneider Electric SE(4834108)                                15,794  1,387,679       0.2%
    Schneider Electric SE(B11BPS1)                                   278     24,538       0.0%
    SCOR SE                                                       23,860    990,510       0.1%
    SEB SA                                                         1,533    285,683       0.1%
#*  Sequana SA                                                       986        919       0.0%
    SES SA                                                        45,800    744,890       0.1%
    Societe BIC SA                                                 2,044    215,827       0.0%
    Societe Generale SA                                           29,366  1,634,349       0.2%
    Sodexo SA                                                      5,730    728,986       0.1%
#*  Solocal Group                                                 73,131     80,913       0.0%
    Somfy SA                                                         360     36,463       0.0%
    Sopra Steria Group                                             2,450    459,602       0.1%
    SPIE SA                                                        9,110    239,697       0.0%
*   Stallergenes Greer P.L.C.                                        162      8,303       0.0%
*   Ste Industrielle d'Aviation Latecoere SA                      11,328     71,770       0.0%
    Stef SA                                                          339     37,474       0.0%
    Suez                                                          34,554    607,684       0.1%
    Sword Group                                                      269     11,032       0.0%
    Synergie SA                                                    1,254     67,922       0.0%
    Tarkett SA                                                     3,836    163,178       0.0%
    Technicolor SA                                                28,227    100,025       0.0%
    Teleperformance                                                5,798    846,764       0.1%
    Television Francaise 1                                        17,258    245,367       0.0%
    Tessi SA                                                          91     18,404       0.0%
    Thales SA                                                      6,595    687,288       0.1%
    Thermador Groupe                                                 126     15,401       0.0%
    Total Gabon                                                       24      3,931       0.0%
    Trigano SA                                                     1,235    199,295       0.0%
*   Ubisoft Entertainment SA                                      10,435    796,187       0.1%
    Union Financiere de France BQE SA                                355     13,436       0.0%
    Valeo SA                                                       9,064    613,670       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
FRANCE -- (Continued)
#*  Vallourec SA                                                 44,192 $   241,704       0.0%
#*  Valneva SE                                                      115         372       0.0%
    Vetoquinol SA                                                   192      12,391       0.0%
    VIEL & Cie SA                                                   300       1,868       0.0%
    Vilmorin & Cie SA                                               756      72,781       0.0%
#   Vinci SA                                                     20,123   1,971,602       0.3%
*   Virbac SA                                                       170      21,888       0.0%
    Vivendi SA                                                   41,220   1,023,556       0.1%
*   Worldline SA                                                  4,754     232,465       0.0%
    Zodiac Aerospace                                              8,838     252,615       0.0%
                                                                        -----------       ---
TOTAL FRANCE                                                             68,722,039       8.9%
                                                                        -----------       ---
GERMANY -- (7.0%)
    Aareal Bank AG                                                6,713     279,109       0.0%
    Adidas AG                                                     7,418   1,651,121       0.2%
*   ADLER Real Estate AG                                          2,634      40,813       0.0%
    ADO Properties SA                                               330      16,314       0.0%
#*  ADVA Optical Networking SE                                    3,656      22,960       0.0%
*   AIXTRON SE                                                    8,041     125,524       0.0%
    Allgeier SE                                                     500      13,260       0.0%
    Allianz SE                                                   15,485   3,615,110       0.5%
    Allianz SE Sponsored ADR                                     10,000     234,004       0.0%
    Amadeus Fire AG                                                 580      53,171       0.0%
    Atoss Software AG                                               148      12,584       0.0%
    Aurubis AG                                                    5,830     477,747       0.1%
#   Axel Springer SE                                              4,716     317,529       0.1%
    BASF SE                                                      37,305   4,079,426       0.5%
    Basler AG                                                        36       7,330       0.0%
    Bauer AG                                                      1,372      44,406       0.0%
    Bayerische Motoren Werke AG                                  17,004   1,743,934       0.2%
    BayWa AG                                                      1,744      68,157       0.0%
    Bechtle AG                                                    2,300     184,083       0.0%
    Beiersdorf AG                                                 4,670     525,330       0.1%
#   Bertrandt AG                                                    737      69,532       0.0%
    Bijou Brigitte AG                                               249      15,622       0.0%
#   Bilfinger SE                                                  4,468     180,259       0.0%
#   Biotest AG                                                      333      10,533       0.0%
    Borussia Dortmund GmbH & Co. KGaA                             5,615      46,713       0.0%
    Brenntag AG                                                  19,612   1,112,700       0.2%
    CANCOM SE                                                     1,080      79,784       0.0%
    Carl Zeiss Meditec AG                                         1,743      92,942       0.0%
    CECONOMY AG                                                  16,499     215,360       0.0%
    CENIT AG                                                        504      11,926       0.0%
    CENTROTEC Sustainable AG                                        845      18,279       0.0%
    Cewe Stiftung & Co. KGAA                                        719      70,497       0.0%
    Comdirect Bank AG                                             2,270      31,467       0.0%
*   Commerzbank AG                                               44,144     611,746       0.1%
    CompuGroup Medical SE                                         4,009     230,829       0.0%
*   Constantin Medien AG                                          3,713       8,219       0.0%
    Continental AG                                                2,979     758,138       0.1%
    Covestro AG                                                   6,871     660,506       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
GERMANY -- (Continued)
    CropEnergies AG                                               1,674 $   17,732       0.0%
    CTS Eventim AG & Co. KGaA                                     4,945    204,537       0.0%
    Daimler AG                                                   40,980  3,421,262       0.5%
    Delticom AG                                                      86      1,283       0.0%
    Deutsche Bank AG(D18190898)                                  30,192    491,224       0.1%
    Deutsche Bank AG(5750355)                                    28,276    463,421       0.1%
    Deutsche Beteiligungs AG                                        919     46,723       0.0%
    Deutsche Boerse AG                                            7,110    736,346       0.1%
#   Deutsche EuroShop AG                                          3,583    130,957       0.0%
    Deutsche Pfandbriefbank AG                                    6,342     91,282       0.0%
    Deutsche Post AG                                             22,552  1,033,785       0.1%
    Deutsche Telekom AG                                          85,773  1,553,119       0.2%
    Deutsche Telekom AG Sponsored ADR                             6,013    107,837       0.0%
    Deutsche Wohnen SE                                           15,810    676,688       0.1%
    Deutz AG                                                      8,957     75,879       0.0%
*   Dialog Semiconductor P.L.C.                                   9,794    489,321       0.1%
    DIC Asset AG                                                  6,925     81,433       0.0%
    Diebold Nixdorf AG                                              270     22,645       0.0%
    DMG Mori AG                                                   2,478    143,479       0.0%
    Dr Hoenle AG                                                    323     14,965       0.0%
    Draegerwerk AG & Co. KGaA                                       245     21,742       0.0%
    Drillisch AG                                                  3,292    233,538       0.0%
    Duerr AG                                                      2,994    414,339       0.1%
    Eckert & Ziegler AG                                             531     22,489       0.0%
    Elmos Semiconductor AG                                        1,078     30,394       0.0%
    ElringKlinger AG                                              1,506     26,339       0.0%
*   Euromicron AG                                                 1,190     12,088       0.0%
    Evonik Industries AG                                          4,149    150,924       0.0%
*   Evotec AG                                                     6,271    133,445       0.0%
    Fielmann AG                                                   1,506    132,329       0.0%
    Fraport AG Frankfurt Airport Services Worldwide               2,178    206,962       0.0%
    Freenet AG                                                   11,211    375,433       0.1%
    Fresenius Medical Care AG & Co. KGaA                          6,972    675,043       0.1%
#   Fresenius Medical Care AG & Co. KGaA ADR                      6,891    333,387       0.1%
    Fresenius SE & Co. KGaA                                      15,083  1,262,692       0.2%
    Fuchs Petrolub SE                                             3,256    162,146       0.0%
#   GEA Group AG                                                 14,418    696,498       0.1%
    Gerry Weber International AG                                  3,580     44,498       0.0%
    Gesco AG                                                        633     22,563       0.0%
#   GFT Technologies SE                                           1,964     29,495       0.0%
    Grammer AG                                                    1,340     77,855       0.0%
    GRENKE AG                                                       743     72,763       0.0%
*   H&R GmbH & Co. KGaA                                             934     16,532       0.0%
    Hamburger Hafen und Logistik AG                               2,202     70,322       0.0%
    Hannover Rueck SE                                             2,037    256,338       0.0%
*   Hapag-Lloyd AG                                                  464     20,390       0.0%
*   Heidelberger Druckmaschinen AG                               33,453    133,735       0.0%
    Hella GmbH & Co KGaA                                          2,600    157,050       0.0%
    Henkel AG & Co. KGaA                                          2,567    323,758       0.1%
#   Hochtief AG                                                     983    173,641       0.0%
*   HolidayCheck Group AG                                         3,765     12,449       0.0%
    Hornbach Baumarkt AG                                          1,036     37,829       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
GERMANY -- (Continued)
    Hugo Boss AG                                                  6,754 $  604,073       0.1%
    Indus Holding AG                                              2,258    158,374       0.0%
    Isra Vision AG                                                  197     38,333       0.0%
    Jenoptik AG                                                   4,264    143,715       0.0%
#   K+S AG                                                       21,443    521,317       0.1%
    KION Group AG                                                 7,656    613,457       0.1%
    Kloeckner & Co. SE                                            9,862    116,303       0.0%
    Koenig & Bauer AG                                             1,638    127,530       0.0%
    Krones AG                                                     1,520    192,309       0.0%
    KWS Saat SE                                                     254    107,014       0.0%
    Lanxess AG                                                    5,186    406,627       0.1%
    LEG Immobilien AG                                             5,807    591,527       0.1%
    Leifheit AG                                                     566     20,127       0.0%
    Leoni AG                                                      3,481    231,601       0.0%
#*  LPKF Laser & Electronics AG                                   1,858     19,072       0.0%
    MAN SE                                                        1,002    110,952       0.0%
#*  Manz AG                                                         207      9,235       0.0%
    Merck KGaA                                                    3,946    423,378       0.1%
*   METRO AG                                                     24,580    465,945       0.1%
    MLP SE                                                        7,307     50,531       0.0%
    MTU Aero Engines AG                                           7,483  1,266,284       0.2%
    Muenchener Rueckversicherungs-Gesellschaft AG                 5,766  1,294,479       0.2%
    Nemetschek SE                                                 1,604    143,416       0.0%
    Nexus AG                                                        714     21,735       0.0%
#*  Nordex SE                                                     6,250     64,908       0.0%
    Norma Group SE                                                4,205    286,586       0.1%
    OHB SE                                                          453     22,078       0.0%
    OSRAM Licht AG                                                4,737    362,734       0.1%
    paragon AG                                                      163     14,180       0.0%
*   Patrizia Immobilien AG                                        3,387     71,743       0.0%
    Pfeiffer Vacuum Technology AG                                   466     74,820       0.0%
    PNE Wind AG                                                   7,350     22,135       0.0%
#   ProSiebenSat.1 Media SE                                      32,984  1,161,818       0.2%
    Puma SE                                                         147     66,399       0.0%
    QIAGEN NV(BYXS699)                                           11,715    397,445       0.1%
    QIAGEN NV(N72482123)                                          2,224     75,311       0.0%
    QSC AG                                                        4,612      9,221       0.0%
    R Stahl AG                                                      392     14,550       0.0%
    Rational AG                                                     339    223,665       0.0%
    Rheinmetall AG                                                4,774    567,000       0.1%
#   RHOEN-KLINIKUM AG                                             1,767     61,711       0.0%
#   RIB Software SE                                               2,262     55,800       0.0%
    RTL Group SA                                                  2,407    178,842       0.0%
#   S&T AG                                                        4,190     81,081       0.0%
    SAF-Holland SA                                                3,010     59,752       0.0%
    Salzgitter AG                                                 2,193    106,103       0.0%
    SAP SE                                                        8,509    972,259       0.1%
#   SAP SE Sponsored ADR                                         13,319  1,521,030       0.2%
#*  Schaltbau Holding AG                                            344     12,032       0.0%
    Schloss Wachenheim AG                                           848     21,448       0.0%
    Secunet Security Networks AG                                    212     20,714       0.0%
    SHW AG                                                          515     20,474       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
GERMANY -- (Continued)
    Siemens AG                                                    15,028 $ 2,158,512       0.3%
    Siemens AG Sponsored ADR                                       5,574     401,439       0.1%
*   Siltronic AG                                                     854     127,458       0.0%
    Sixt Leasing SE                                                1,855      40,999       0.0%
    Sixt SE                                                        2,007     187,855       0.0%
#   SMA Solar Technology AG                                          500      23,273       0.0%
    Software AG                                                    3,924     199,457       0.0%
    Stabilus SA                                                    1,358     124,018       0.0%
    STRATEC Biomedical AG                                            318      23,151       0.0%
#   Stroeer SE & Co. KGaA                                          4,191     268,030       0.0%
*   SUESS MicroTec SE                                              1,680      32,339       0.0%
    Symrise AG                                                    19,152   1,492,448       0.2%
    TAG Immobilien AG                                             13,777     237,514       0.0%
    Takkt AG                                                       3,790      78,758       0.0%
*   Talanx AG                                                      4,504     177,221       0.0%
*   Tele Columbus AG                                                 755       7,874       0.0%
#   Telefonica Deutschland Holding AG                             24,812     126,563       0.0%
    ThyssenKrupp AG                                                5,741     154,009       0.0%
    TLG Immobilien AG                                              6,812     158,010       0.0%
    Uniper SE                                                     10,469     294,164       0.1%
    United Internet AG                                            11,451     726,227       0.1%
    VERBIO Vereinigte BioEnergie AG                                3,351      31,474       0.0%
    Vonovia SE                                                    18,220     804,850       0.1%
*   Vossloh AG                                                       778      49,288       0.0%
#   VTG AG                                                           871      50,302       0.0%
    Wacker Chemie AG                                               1,909     298,147       0.1%
    Wacker Neuson SE                                               2,754      89,701       0.0%
    Washtec AG                                                       816      72,272       0.0%
    Wirecard AG                                                    3,938     391,241       0.1%
    Wuestenrot & Wuerttembergische AG                              1,767      47,444       0.0%
    XING SE                                                          262      77,836       0.0%
*   Zalando SE                                                     2,643     133,052       0.0%
    Zeal Network SE                                                  920      24,723       0.0%
                                                                         -----------       ---
TOTAL GERMANY                                                             57,212,710       7.4%
                                                                         -----------       ---
HONG KONG -- (2.1%)
    Aeon Credit Service Asia Co., Ltd.                            28,000      22,004       0.0%
    AIA Group, Ltd.                                              401,800   3,027,755       0.4%
    Allied Properties HK, Ltd.                                   150,000      31,946       0.0%
    APT Satellite Holdings, Ltd.                                  29,250      13,994       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.               3,000       2,770       0.0%
    Asia Standard International Group, Ltd.                       80,000      21,431       0.0%
    ASM Pacific Technology, Ltd.                                  19,300     281,596       0.1%
#   Associated International Hotels, Ltd.                          4,000      13,122       0.0%
#   Bank of East Asia, Ltd. (The)                                 39,383     172,812       0.0%
*   Beijing Gas Blue Sky Holdings, Ltd.                          176,000      11,960       0.0%
    BOC Hong Kong Holdings, Ltd.                                 139,000     662,357       0.1%
    BOE Varitronix, Ltd.                                          23,000      16,840       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.             72,000      22,818       0.0%
*   Brightoil Petroleum Holdings, Ltd.                           229,000      44,031       0.0%
#*  Cathay Pacific Airways, Ltd.                                  32,000      54,744       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
HONG KONG -- (Continued)
    Century City International Holdings, Ltd.                    232,000 $ 22,028       0.0%
#*  China LNG Group, Ltd.                                        113,999   19,004       0.0%
    China Motor Bus Co., Ltd.                                      1,000   12,966       0.0%
*   China Strategic Holdings, Ltd.                               665,000    9,897       0.0%
    Chinese Estates Holdings, Ltd.                                17,000   28,944       0.0%
    Chow Sang Sang Holdings International, Ltd.                   24,000   52,342       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                           54,000   56,444       0.0%
    Chuang's Consortium International, Ltd.                       92,000   21,488       0.0%
    CITIC Telecom International Holdings, Ltd.                   159,000   45,470       0.0%
    CK Asset Holdings, Ltd.                                       73,500  604,893       0.1%
    CK Hutchison Holdings, Ltd.                                   41,204  523,361       0.1%
    CK Life Sciences Intl Holdings, Inc.                         286,000   21,987       0.0%
    CNQC International Holdings, Ltd.                             37,500   13,657       0.0%
#   Convenience Retail Asia, Ltd.                                 66,000   30,448       0.0%
#*  Convoy Global Holdings, Ltd.                                 528,000   12,802       0.0%
#   Cowell e Holdings, Inc.                                       52,000   25,577       0.0%
#   Cross-Harbour Holdings, Ltd. (The)                             9,000   14,400       0.0%
#   CSI Properties, Ltd.                                         600,000   31,176       0.0%
    CW Group Holdings, Ltd.                                       85,500   15,467       0.0%
    Dah Sing Banking Group, Ltd.                                  33,200   73,475       0.0%
    Dah Sing Financial Holdings, Ltd.                             13,600   91,393       0.0%
    Dickson Concepts International, Ltd.                           6,500    2,534       0.0%
    Emperor International Holdings, Ltd.                         106,000   37,513       0.0%
    Emperor Watch & Jewellery, Ltd.                              150,000    7,513       0.0%
*   Esprit Holdings, Ltd.                                        124,300   75,212       0.0%
#   Fairwood Holdings, Ltd.                                        4,500   17,999       0.0%
    Far East Consortium International, Ltd.                       64,000   34,958       0.0%
    FIH Mobile, Ltd.                                             171,000   53,697       0.0%
*   First Shanghai Investments, Ltd.                             112,000   15,241       0.0%
*   Freeman FinTech Corp., Ltd.                                  240,000   14,008       0.0%
#*  GCL New Energy Holdings, Ltd.                                888,000   64,917       0.0%
#   Genting Hong Kong, Ltd.                                       96,000   25,498       0.0%
    Get Nice Holdings, Ltd.                                      552,000   23,728       0.0%
    Giordano International, Ltd.                                 170,000   96,112       0.0%
*   Global Brands Group Holding, Ltd.                            621,360   72,502       0.0%
    Glorious Sun Enterprises, Ltd.                                21,000    2,425       0.0%
    Goodbaby International Holdings, Ltd.                         21,000   11,473       0.0%
#   Great Eagle Holdings, Ltd.                                     6,000   33,033       0.0%
    Guoco Group, Ltd.                                              4,000   63,286       0.0%
#   Guotai Junan International Holdings, Ltd.                    152,000   48,595       0.0%
#   Haitong International Securities Group, Ltd.                 138,160   78,362       0.0%
    Hang Lung Group, Ltd.                                         33,000  115,951       0.0%
    Hang Lung Properties, Ltd.                                     5,000   11,481       0.0%
    Hang Seng Bank, Ltd.                                          23,800  564,130       0.1%
    Hanison Construction Holdings, Ltd.                           17,806    3,312       0.0%
    Harbour Centre Development, Ltd.                               9,000   17,055       0.0%
    Henderson Land Development Co., Ltd.                          44,000  287,139       0.1%
    HKBN, Ltd.                                                   108,000  109,660       0.0%
    HKR International, Ltd.                                       48,800   31,144       0.0%
    HKT Trust & HKT, Ltd.                                        338,000  412,453       0.1%
    Hon Kwok Land Investment Co., Ltd.                            26,000   17,227       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                       2,800   18,895       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
HONG KONG -- (Continued)
#   Hong Kong Exchanges & Clearing, Ltd.                            23,480 $654,252       0.1%
    Hongkong & Shanghai Hotels, Ltd. (The)                          38,500   62,532       0.0%
    Hongkong Chinese, Ltd.                                          58,000   10,332       0.0%
*   Hsin Chong Group Holdings, Ltd.                                110,000    1,851       0.0%
#   Hutchison Telecommunications Hong Kong Holdings, Ltd.          132,000   47,392       0.0%
    Hysan Development Co., Ltd.                                     27,000  130,453       0.0%
*   I-CABLE Communications, Ltd.                                    80,392    2,518       0.0%
#   IGG, Inc.                                                       64,000   85,926       0.0%
    IT, Ltd.                                                        24,000   12,434       0.0%
    ITC Properties Group, Ltd.                                      12,000    4,464       0.0%
    Johnson Electric Holdings, Ltd.                                 40,000  161,384       0.0%
    Karrie International Holdings, Ltd.                             74,000   10,819       0.0%
    Kerry Logistics Network, Ltd.                                   32,000   44,121       0.0%
    Kerry Properties, Ltd.                                          47,500  213,764       0.1%
#   Kingston Financial Group, Ltd.                                 380,000  293,401       0.1%
    Kowloon Development Co., Ltd.                                   33,000   37,647       0.0%
    L'Occitane International SA                                     20,500   38,951       0.0%
    Lai Sun Development Co., Ltd.                                   30,600   55,330       0.0%
    Lai Sun Garment International, Ltd.                              6,000   11,730       0.0%
    Li & Fung, Ltd.                                              1,061,360  534,915       0.1%
    Lifestyle International Holdings, Ltd.                          28,500   39,081       0.0%
    Liu Chong Hing Investment, Ltd.                                 14,000   24,061       0.0%
    Luk Fook Holdings International, Ltd.                           37,000  156,517       0.0%
    Lung Kee Bermuda Holdings                                       18,000    8,585       0.0%
    Man Wah Holdings, Ltd.                                         139,600  126,122       0.0%
#*  Master Glory Group, Ltd.                                       260,000    3,235       0.0%
    Melco International Development, Ltd.                           72,000  197,328       0.0%
    Melco Resorts & Entertainment, Ltd. ADR                          1,858   46,970       0.0%
#   MGM China Holdings, Ltd.                                        40,800   92,041       0.0%
    Microport Scientific Corp.                                      27,000   26,647       0.0%
*   Midland Holdings, Ltd.                                          18,000    4,868       0.0%
*   Midland IC&I, Ltd.                                               9,000      461       0.0%
    Miramar Hotel & Investment                                      11,000   23,749       0.0%
    Modern Dental Group, Ltd.                                        3,000      842       0.0%
    MTR Corp., Ltd.                                                 18,000  104,355       0.0%
    NagaCorp, Ltd.                                                  66,000   53,324       0.0%
*   NEW Concepts Holdings, Ltd.                                     12,000    8,153       0.0%
    New World Development Co., Ltd.                                 25,759   38,405       0.0%
*   Newocean Energy Holdings, Ltd.                                 164,000   41,854       0.0%
#   NWS Holdings, Ltd.                                              72,242  146,217       0.0%
*   O Luxe Holdings, Ltd.                                           72,000   16,253       0.0%
    OP Financial Investments, Ltd.                                  80,000   23,275       0.0%
    Pacific Textiles Holdings, Ltd.                                 63,000   66,305       0.0%
    Paliburg Holdings, Ltd.                                         52,000   22,473       0.0%
    Papeles y Cartones de Europa SA                                  4,304   44,713       0.0%
    PCCW, Ltd.                                                     505,000  278,438       0.1%
    Pico Far East Holdings, Ltd.                                    70,000   29,617       0.0%
    Playmates Toys, Ltd.                                            56,000    8,833       0.0%
    Power Assets Holdings, Ltd.                                     57,000  494,140       0.1%
    Prada SpA                                                       12,300   42,423       0.0%
    Public Financial Holdings, Ltd.                                 50,000   22,571       0.0%
    Regal Hotels International Holdings, Ltd.                       12,000    8,525       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
HONG KONG -- (Continued)
#   Regina Miracle International Holdings, Ltd.                   43,000 $    41,291       0.0%
#*  Rentian Technology Holdings, Ltd.                            270,000      12,980       0.0%
    SA SA International Holdings, Ltd.                           105,000      38,104       0.0%
    Samsonite International SA                                    90,600     378,839       0.1%
#   SEA Holdings, Ltd.                                            13,170      13,707       0.0%
    Singamas Container Holdings, Ltd.                             96,000      19,945       0.0%
    Sino Land Co., Ltd.                                           50,000      86,177       0.0%
    Sitoy Group Holdings, Ltd.                                    15,000       3,462       0.0%
    SJM Holdings, Ltd.                                           105,000      90,269       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                    47,500      59,141       0.0%
*   Solartech International Holdings, Ltd.                        20,000       1,871       0.0%
#   Soundwill Holdings, Ltd.                                       4,500       9,739       0.0%
    Stella International Holdings, Ltd.                           24,000      39,099       0.0%
#*  Summit Ascent Holdings, Ltd.                                  60,000       8,232       0.0%
    Sun Hung Kai & Co., Ltd.                                      50,000      32,052       0.0%
    Sun Hung Kai Properties, Ltd.                                 42,207     690,481       0.1%
    Swire Properties, Ltd.                                        21,200      71,639       0.0%
    TAI Cheung Holdings, Ltd.                                     16,000      18,469       0.0%
    Tao Heung Holdings, Ltd.                                      83,000      15,325       0.0%
    Techtronic Industries Co., Ltd.                               79,500     466,682       0.1%
    Television Broadcasts, Ltd.                                   36,600     138,418       0.0%
#   Texwinca Holdings, Ltd.                                       78,000      47,100       0.0%
*   Tom Group, Ltd.                                               98,000      24,760       0.0%
    Tradelink Electronic Commerce, Ltd.                           62,000      10,964       0.0%
    Transport International Holdings, Ltd.                        16,400      52,359       0.0%
*   Trinity, Ltd.                                                 12,000       1,001       0.0%
#*  United Laboratories International Holdings, Ltd. (The)        34,000      29,601       0.0%
#   Value Partners Group, Ltd.                                    24,000      23,811       0.0%
*   Victory City International Holdings, Ltd.                     41,042       1,068       0.0%
    Vitasoy International Holdings, Ltd.                          62,000     143,358       0.0%
    VSTECS Holdings, Ltd.                                         74,400      34,516       0.0%
    VTech Holdings, Ltd.                                          13,000     184,817       0.0%
    Wharf Holdings, Ltd. (The)                                    38,000     346,110       0.1%
    Wheelock & Co., Ltd.                                          73,000     508,550       0.1%
    Wynn Macau, Ltd.                                              32,000      82,154       0.0%
                                                                         -----------       ---
TOTAL HONG KONG                                                           16,835,140       2.2%
                                                                         -----------       ---
IRELAND -- (0.5%)
*   Bank of Ireland Group P.L.C.                                  71,488     560,123       0.1%
    C&C Group P.L.C.(B010DT8)                                      1,711       5,899       0.0%
    C&C Group P.L.C.(B011Y09)                                     25,914      88,713       0.0%
    CRH P.L.C. Sponsored ADR                                      12,856     482,357       0.0%
    Datalex P.L.C.                                                 3,175      13,142       0.0%
*   FBD Holdings P.L.C.                                            1,875      19,569       0.0%
    Glanbia P.L.C.                                                 9,016     174,385       0.0%
*   Kenmare Resources P.L.C.                                           5          18       0.0%
    Kerry Group P.L.C. Class A                                     4,912     494,659       0.1%
    Kingspan Group P.L.C.                                         15,147     633,208       0.1%
    Paddy Power Betfair P.L.C.(BWT6H89)                            4,778     489,303       0.1%
    Paddy Power Betfair P.L.C.(BWXC0Z1)                              284      29,084       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
IRELAND -- (Continued)
    Smurfit Kappa Group P.L.C.                                    28,172 $  840,401       0.1%
                                                                         ----------       ---
TOTAL IRELAND                                                             3,830,861       0.5%
                                                                         ----------       ---
ISRAEL -- (0.4%)
*   ADO Group, Ltd.                                                1,114     22,578       0.0%
*   Africa Israel Properties, Ltd.                                   860     20,378       0.0%
*   Airport City, Ltd.                                             5,661     72,413       0.0%
    Albaad Massuot Yitzhak, Ltd.                                     659      9,726       0.0%
    Alrov Properties and Lodgings, Ltd.                              593     18,989       0.0%
    Amot Investments, Ltd.                                        10,828     63,906       0.0%
    Arad, Ltd.                                                     1,164     11,668       0.0%
    Azrieli Group, Ltd.                                            1,141     64,461       0.0%
    Bank Leumi Le-Israel BM                                       84,829    468,914       0.1%
    Bayside Land Corp.                                                67     31,243       0.0%
    Bezeq The Israeli Telecommunication Corp., Ltd.              105,082    157,002       0.1%
    Big Shopping Centers, Ltd.                                       450     32,904       0.0%
    Blue Square Real Estate, Ltd.                                    276     11,373       0.0%
*   Brack Capital Properties NV                                      237     25,876       0.0%
*   Cellcom Israel, Ltd.                                           7,235     70,058       0.0%
*   Ceragon Networks, Ltd.                                         1,170      2,446       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                      2,798     53,679       0.0%
*   Compugen, Ltd.                                                 1,357      4,146       0.0%
    Delek Automotive Systems, Ltd.                                 4,240     31,859       0.0%
    Delek Group, Ltd.                                                407     66,788       0.0%
    Delta-Galil Industries, Ltd.                                     572     18,708       0.0%
#   Direct Insurance Financial Investments, Ltd.                   1,839     20,563       0.0%
    Elbit Systems, Ltd.(M3760D101)                                   447     66,433       0.0%
    Elbit Systems, Ltd.(6308913)                                     747    110,866       0.0%
    Electra Consumer Products 1970, Ltd.                             508     10,138       0.0%
    Electra, Ltd.                                                    155     35,287       0.0%
*   Evogene, Ltd.                                                  1,229      5,198       0.0%
    First International Bank Of Israel, Ltd.                       5,867    111,387       0.0%
    FMS Enterprises Migun, Ltd.                                      305     11,958       0.0%
    Formula Systems 1985, Ltd.                                       947     39,097       0.0%
    Fox Wizel, Ltd.                                                  800     16,594       0.0%
    Frutarom Industries, Ltd.                                      3,334    274,566       0.1%
    Harel Insurance Investments & Financial Services, Ltd.        13,569     92,759       0.0%
    IDI Insurance Co., Ltd.                                          731     48,953       0.0%
    Inrom Construction Industries, Ltd.                            3,619     16,159       0.0%
    Israel Chemicals, Ltd.                                        34,718    144,778       0.0%
    Israel Land Development Co., Ltd. (The)                        1,502     14,992       0.0%
*   Jerusalem Oil Exploration                                      1,349     72,198       0.0%
    Kerur Holdings, Ltd.                                             342     10,426       0.0%
    Matrix IT, Ltd.                                                3,710     40,770       0.0%
    Maytronics, Ltd.                                               5,335     24,429       0.0%
    Melisron, Ltd.                                                 2,595    135,772       0.0%
    Menora Mivtachim Holdings, Ltd.                                3,350     41,418       0.0%
    Migdal Insurance & Financial Holding, Ltd.                    44,498     51,737       0.0%
    Mivtach Shamir Holdings, Ltd.                                    525     11,083       0.0%
    Mizrahi Tefahot Bank, Ltd.                                       833     15,038       0.0%
    Neto ME Holdings, Ltd.                                           139     13,888       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ISRAEL -- (Continued)
    Nice, Ltd.                                                     1,194 $   99,374       0.0%
#   Nice, Ltd. Sponsored ADR                                       1,749    145,709       0.1%
*   Nova Measuring Instruments, Ltd.                               1,928     58,816       0.0%
    Oil Refineries, Ltd.                                         179,067     92,119       0.0%
*   Partner Communications Co., Ltd.                               6,269     33,420       0.0%
    Paz Oil Co., Ltd.                                                635    103,696       0.0%
*   Phoenix Holdings, Ltd. (The)                                   8,529     42,206       0.0%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.             546     26,730       0.0%
#   Shapir Engineering and Industry, Ltd.                          9,380     32,897       0.0%
    Shikun & Binui, Ltd.                                          24,323     57,375       0.0%
    Shufersal, Ltd.                                                8,890     56,497       0.0%
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR            12,456    171,893       0.1%
*   Union Bank of Israel                                           2,519     12,790       0.0%
                                                                         ----------       ---
TOTAL ISRAEL                                                              3,629,124       0.5%
                                                                         ----------       ---
ITALY -- (2.7%)
    ACEA SpA                                                       6,802    110,735       0.0%
    Amplifon SpA                                                   7,609    115,583       0.0%
    Anima Holding SpA                                             19,371    147,291       0.0%
*   Ansaldo STS SpA                                               12,460    171,961       0.0%
*   Arnoldo Mondadori Editore SpA                                 17,537     45,403       0.0%
    Ascopiave SpA                                                  6,766     28,429       0.0%
    Assicurazioni Generali SpA                                   121,247  2,206,666       0.3%
#   Astaldi SpA                                                    6,533     45,234       0.0%
    Atlantia SpA                                                  24,126    786,522       0.1%
    Autogrill SpA                                                  9,351    122,289       0.0%
    Azimut Holding SpA                                             9,854    194,512       0.0%
    Banca Generali SpA                                             5,761    189,543       0.0%
    Banca IFIS SpA                                                 2,027    110,437       0.0%
*   Banca Monte dei Paschi di Siena SpA                              519      2,853       0.0%
    Banca Popolare di Sondrio SCPA                                39,230    155,187       0.0%
*   Banco BPM SpA                                                182,197    634,389       0.1%
    Banco di Desio e della Brianza SpA                             2,917      8,318       0.0%
    BasicNet SpA                                                   3,053     12,528       0.0%
    Biesse SpA                                                     1,067     47,534       0.0%
#   BPER Banca                                                    57,950    282,088       0.1%
    Brunello Cucinelli SpA                                         2,647     88,839       0.0%
#   Cairo Communication SpA                                        5,035     25,503       0.0%
*   Carraro SpA                                                    4,563     23,491       0.0%
    CIR-Compagnie Industriali Riunite SpA                         32,447     48,772       0.0%
    CNH Industrial NV                                            117,575  1,500,098       0.2%
    Credito Emiliano SpA                                           7,937     69,541       0.0%
*   Credito Valtellinese SpA                                       4,094     14,498       0.0%
    Danieli & C Officine Meccaniche SpA                            1,273     30,475       0.0%
    Datalogic SpA                                                    592     23,490       0.0%
    Davide Campari-Milano SpA                                     42,820    342,849       0.1%
    De' Longhi SpA                                                 4,772    156,409       0.0%
    DeA Capital SpA                                               16,227     25,049       0.0%
    DiaSorin SpA                                                   1,902    173,016       0.0%
    Ei Towers SpA                                                  1,764    103,120       0.0%
    El.En. SpA                                                       545     15,425       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ITALY -- (Continued)
    Esprinet SpA                                                   1,834 $    8,791       0.0%
    Falck Renewables SpA                                          13,913     24,220       0.0%
    Ferrari NV                                                     6,840    818,959       0.1%
    Fiat Chrysler Automobiles NV(BRJFWP3)                         96,269  1,664,614       0.2%
    Fiat Chrysler Automobiles NV(N31738102)                        9,341    162,066       0.0%
    Fila SpA                                                         481     10,438       0.0%
*   Fincantieri SpA                                               46,819     58,184       0.0%
    FinecoBank Banca Fineco SpA                                   34,671    324,277       0.1%
*   GEDI Gruppo Editoriale SpA                                    18,803     16,727       0.0%
#   Geox SpA                                                       8,302     36,248       0.0%
    Gruppo MutuiOnline SpA                                         1,542     23,709       0.0%
    Hera SpA                                                      81,334    261,657       0.0%
*   IMMSI SpA                                                     13,995     10,421       0.0%
    Industria Macchine Automatiche SpA                             2,364    211,986       0.0%
    Infrastrutture Wireless Italiane SpA                           7,680     52,488       0.0%
*   Intek Group SpA                                                9,436      3,297       0.0%
    Interpump Group SpA                                            6,736    226,726       0.0%
    Intesa Sanpaolo SpA                                          292,180    982,281       0.1%
    Iren SpA                                                      31,697     87,214       0.0%
    Italmobiliare SpA                                                140      3,767       0.0%
#*  Juventus Football Club SpA                                    34,846     30,319       0.0%
    Leonardo SpA                                                  40,149    693,052       0.1%
    Luxottica Group SpA                                            9,603    550,563       0.1%
#   Maire Tecnimont SpA                                           11,666     65,413       0.0%
    MARR SpA                                                       3,444     87,950       0.0%
    Massimo Zanetti Beverage Group SpA                             1,174     11,358       0.0%
#*  Mediaset SpA                                                 106,584    391,352       0.1%
    Mediobanca SpA                                                69,235    758,424       0.1%
    Moncler SpA                                                   23,181    658,076       0.1%
    OVS SpA                                                       18,316    136,964       0.0%
    Parmalat SpA                                                  19,985     75,658       0.0%
    Piaggio & C SpA                                                7,738     25,309       0.0%
#   Poste Italiane SpA                                            29,995    219,155       0.0%
    Prima Industrie SpA                                              214     10,506       0.0%
    Prysmian SpA                                                  10,349    356,103       0.1%
    RAI Way SpA                                                    3,289     19,943       0.0%
    Recordati SpA                                                  7,643    355,191       0.1%
    Reply SpA                                                      2,224    118,198       0.0%
*   Retelit SpA                                                   14,510     24,393       0.0%
*   Rizzoli Corriere Della Sera Mediagroup SpA                    13,608     20,413       0.0%
    Sabaf SpA                                                        200      4,879       0.0%
#*  Safilo Group SpA                                               3,485     22,012       0.0%
#*  Saipem SpA                                                    80,745    339,415       0.1%
    Salini Impregilo SpA                                          12,528     52,938       0.0%
#   Salvatore Ferragamo SpA                                        5,252    137,835       0.0%
    Saras SpA                                                     23,592     62,956       0.0%
    Sesa SpA                                                         840     26,609       0.0%
    Snam SpA                                                     113,284    578,410       0.1%
    Societa Cattolica di Assicurazioni SC                         25,273    273,871       0.1%
    Societa Iniziative Autostradali e Servizi SpA                  7,667    130,690       0.0%
    SOL SpA                                                        1,421     17,123       0.0%
    Tamburi Investment Partners SpA                                4,427     31,386       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
ITALY -- (Continued)
    Technogym SpA                                                    3,875 $    37,701       0.0%
*   Telecom Italia SpA                                           1,378,722   1,192,981       0.2%
*   Telecom Italia SpA Sponsored ADR                                 6,420      55,276       0.0%
    Tenaris SA                                                       2,854      38,961       0.0%
    Terna Rete Elettrica Nazionale SpA                              51,962     313,433       0.1%
#*  Tiscali SpA                                                    417,308      19,109       0.0%
#   Tod's SpA                                                        1,324      88,034       0.0%
#*  Trevi Finanziaria Industriale SpA                               22,039      14,545       0.0%
*   UniCredit SpA                                                    6,792     129,792       0.0%
    Unione di Banche Italiane SpA                                  128,443     602,838       0.1%
    Unipol Gruppo SpA                                               65,342     294,666       0.1%
    Vittoria Assicurazioni SpA                                       3,164      44,264       0.0%
#*  Yoox Net-A-Porter Group SpA                                      3,341     124,799       0.0%
                                                                           -----------       ---
TOTAL ITALY                                                                 22,289,010       2.9%
                                                                           -----------       ---
JAPAN -- (23.0%)
    77 Bank, Ltd. (The)                                              4,000     101,657       0.0%
    ABC-Mart, Inc.                                                   1,800      90,797       0.0%
    Abist Co., Ltd.                                                    500      20,056       0.0%
*   Access Co., Ltd.                                                 2,700      23,293       0.0%
    Achilles Corp.                                                   2,600      52,455       0.0%
#*  Acom Co., Ltd.                                                  10,100      41,989       0.0%
    Adastria Co., Ltd.                                               3,300      71,928       0.0%
    ADEKA Corp.                                                     11,500     198,637       0.0%
    Advan Co., Ltd.                                                  2,000      19,005       0.0%
#   Advantest Corp.                                                  6,700     153,048       0.0%
    Aeon Co., Ltd.                                                  45,799     708,393       0.1%
    Aeon Delight Co., Ltd.                                           1,800      67,378       0.0%
    Aeon Fantasy Co., Ltd.                                             500      19,633       0.0%
    AEON Financial Service Co., Ltd.                                 8,500     182,550       0.0%
    Aeon Hokkaido Corp.                                              2,000      11,499       0.0%
    Ahresty Corp.                                                    1,800      14,707       0.0%
    Ai Holdings Corp.                                                2,100      51,559       0.0%
    Aica Kogyo Co., Ltd.                                             4,400     153,892       0.0%
    Aichi Bank, Ltd. (The)                                             600      36,970       0.0%
    Aichi Corp.                                                      3,800      28,133       0.0%
    Aichi Steel Corp.                                                1,600      64,880       0.0%
    Aida Engineering, Ltd.                                           8,900     103,783       0.0%
    Ain Holdings, Inc.                                               2,600     177,878       0.0%
    Aiphone Co., Ltd.                                                1,300      21,690       0.0%
    Air Water, Inc.                                                 19,700     378,073       0.1%
    Airport Facilities Co., Ltd.                                     2,400      13,282       0.0%
    Aisan Industry Co., Ltd.                                         3,900      44,659       0.0%
    Aisin Seiki Co., Ltd.                                            6,000     310,815       0.1%
    AIT Corp.                                                        2,200      25,664       0.0%
#   Aizawa Securities Co., Ltd.                                      3,900      28,037       0.0%
#*  Akatsuki, Inc.                                                     400      34,365       0.0%
*   Akebono Brake Industry Co., Ltd.                                12,700      43,341       0.0%
    Akita Bank, Ltd. (The)                                           1,000      32,001       0.0%
    Albis Co., Ltd.                                                    400      14,941       0.0%
    Alfresa Holdings Corp.                                          20,300     387,874       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Alpen Co., Ltd.                                               1,500 $   29,835       0.0%
    Alpha Corp.                                                     800     16,229       0.0%
    Alpine Electronics, Inc.                                      4,300     95,409       0.0%
    Alps Electric Co., Ltd.                                      12,500    382,551       0.1%
    Altech Corp.                                                    500     17,342       0.0%
    Amada Holdings Co., Ltd.                                     13,800    171,479       0.0%
    Amano Corp.                                                   5,200    127,954       0.0%
    Amiyaki Tei Co., Ltd.                                           400     18,736       0.0%
    Amuse, Inc.                                                   1,000     26,242       0.0%
    Anest Iwata Corp.                                             2,900     29,424       0.0%
    Anicom Holdings, Inc.                                         1,700     43,903       0.0%
    Anritsu Corp.                                                 5,800     54,613       0.0%
    AOI Electronic Co., Ltd.                                        400     18,737       0.0%
    AOKI Holdings, Inc.                                           3,500     48,822       0.0%
    Aomori Bank, Ltd. (The)                                         400     12,898       0.0%
    Aoyama Trading Co., Ltd.                                      5,100    188,980       0.0%
    Aozora Bank, Ltd.                                             5,200    203,537       0.0%
#   Apamanshop Holdings Co., Ltd.                                 1,700     13,228       0.0%
    Arakawa Chemical Industries, Ltd.                             1,400     33,933       0.0%
    Arata Corp.                                                     500     21,247       0.0%
    Arcland Sakamoto Co., Ltd.                                    1,800     29,421       0.0%
    Arcland Service Holdings Co., Ltd.                            1,000     22,059       0.0%
    Arcs Co., Ltd.                                                3,323     74,346       0.0%
#   Ardepro Co., Ltd.                                            20,200     18,407       0.0%
    Argo Graphics, Inc.                                             800     26,136       0.0%
#   Ariake Japan Co., Ltd.                                          700     53,504       0.0%
    Arisawa Manufacturing Co., Ltd.                               1,400     12,729       0.0%
    Artnature, Inc.                                               2,500     16,424       0.0%
    Asahi Co., Ltd.                                               2,300     27,959       0.0%
    Asahi Diamond Industrial Co., Ltd.                            6,200     60,148       0.0%
    Asahi Group Holdings, Ltd.                                   12,600    575,295       0.1%
#   Asahi Holdings, Inc.                                          4,200     91,167       0.0%
    Asahi Intecc Co., Ltd.                                        4,500    259,633       0.1%
    Asahi Kasei Corp.                                            57,000    690,254       0.1%
    Asahi Yukizai Corp.                                             800     10,508       0.0%
    Asanuma Corp.                                                 9,000     33,401       0.0%
    Asatsu-DK, Inc.                                               4,400    145,836       0.0%
    Ashimori Industry Co., Ltd.                                     800     22,148       0.0%
    Asics Corp.                                                  15,600    238,483       0.1%
    ASKA Pharmaceutical Co., Ltd.                                 2,500     47,482       0.0%
#   ASKUL Corp.                                                   2,400     64,609       0.0%
    Astellas Pharma, Inc.                                        80,200  1,067,370       0.2%
#   Asukanet Co., Ltd.                                              700     10,817       0.0%
    Asunaro Aoki Construction Co., Ltd.                           2,400     21,748       0.0%
    Ateam, Inc.                                                   1,200     31,764       0.0%
#   Atom Corp.                                                    4,400     32,118       0.0%
    Atsugi Co., Ltd.                                              1,800     20,490       0.0%
    Autobacs Seven Co., Ltd.                                      7,600    130,644       0.0%
    Avex Group Holdings, Inc.                                     3,800     52,529       0.0%
    Awa Bank, Ltd. (The)                                          9,000     61,052       0.0%
    Axial Retailing, Inc.                                         1,400     57,264       0.0%
    Azbil Corp.                                                   5,700    248,901       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Bandai Namco Holdings, Inc.                                  10,600 $363,241       0.1%
    Bando Chemical Industries, Ltd.                               3,500   38,614       0.0%
    Bank of Iwate, Ltd. (The)                                       900   37,070       0.0%
#   Bank of Kyoto, Ltd. (The)                                     3,000  157,551       0.0%
#   Bank of Nagoya, Ltd. (The)                                      900   35,959       0.0%
    Bank of Okinawa, Ltd. (The)                                   1,980   80,775       0.0%
    Bank of Saga, Ltd. (The)                                      1,700   42,476       0.0%
    Bank of the Ryukyus, Ltd.                                     1,800   27,442       0.0%
    Belc Co., Ltd.                                                1,000   55,799       0.0%
    Bell System24 Holdings, Inc.                                  3,600   39,397       0.0%
    Belluna Co., Ltd.                                             4,600   52,264       0.0%
#   Benefit One, Inc.                                             3,000   57,634       0.0%
    Benesse Holdings, Inc.                                        7,300  247,471       0.1%
    Bic Camera, Inc.                                             11,900  146,583       0.0%
    BML, Inc.                                                     2,500   55,344       0.0%
    BP Castrol K.K.                                               1,200   21,113       0.0%
    Broadleaf Co., Ltd.                                           1,800   14,778       0.0%
#   BRONCO BILLY Co., Ltd.                                        1,000   25,952       0.0%
    Brother Industries, Ltd.                                     19,300  469,629       0.1%
    Bunka Shutter Co., Ltd.                                       8,700   74,140       0.0%
    C Uyemura & Co., Ltd.                                           400   24,796       0.0%
    CAC Holdings Corp.                                            1,300   13,003       0.0%
    Can Do Co., Ltd.                                              1,000   15,643       0.0%
    Canon Electronics, Inc.                                         700   15,752       0.0%
    Canon Marketing Japan, Inc.                                   4,900  123,255       0.0%
    Canon, Inc. Sponsored ADR                                    14,250  537,938       0.1%
    Capcom Co., Ltd.                                              4,300  109,402       0.0%
    Casio Computer Co., Ltd.                                     21,200  312,839       0.1%
    Cawachi, Ltd.                                                 2,000   49,073       0.0%
    Central Automotive Products, Ltd.                             1,000   16,273       0.0%
    Central Japan Railway Co.                                     2,255  409,613       0.1%
    Central Sports Co., Ltd.                                        500   17,950       0.0%
    Chiba Bank, Ltd. (The)                                       13,000   99,653       0.0%
    Chiba Kogyo Bank, Ltd. (The)                                  3,300   18,771       0.0%
    Chiyoda Co., Ltd.                                             1,200   30,726       0.0%
    Chiyoda Corp.                                                19,000  112,443       0.0%
    Chiyoda Integre Co., Ltd.                                       500   12,179       0.0%
    Chofu Seisakusho Co., Ltd.                                    2,100   51,254       0.0%
    Chubu Shiryo Co., Ltd.                                        1,900   33,959       0.0%
    Chudenko Corp.                                                3,200   97,603       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                  800   15,434       0.0%
    Chugai Pharmaceutical Co., Ltd.                               3,500  166,869       0.0%
    Chugai Ro Co., Ltd.                                           1,100   22,058       0.0%
    Chugoku Bank, Ltd. (The)                                      7,200  103,206       0.0%
    Chugoku Marine Paints, Ltd.                                  11,400   96,859       0.0%
    Chukyo Bank, Ltd. (The)                                         800   16,307       0.0%
    Chuo Spring Co., Ltd.                                           100    3,342       0.0%
    CI Takiron Corp.                                              7,000   44,438       0.0%
    Ci:z Holdings Co., Ltd.                                       3,400  125,196       0.0%
    Citizen Watch Co., Ltd.                                      15,800  116,161       0.0%
    CKD Corp.                                                     5,100  100,431       0.0%
    Clarion Co., Ltd.                                            13,000   49,510       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Cleanup Corp.                                                 1,700 $ 13,536       0.0%
    CMIC Holdings Co., Ltd.                                       1,200   17,700       0.0%
    CMK Corp.                                                     2,600   26,995       0.0%
    Coca-Cola Bottlers Japan, Inc.                                7,300  255,422       0.1%
    Cocokara fine, Inc.                                           1,800  100,357       0.0%
#   COLOPL, Inc.                                                  6,500   72,173       0.0%
    Colowide Co., Ltd.                                            4,200   78,829       0.0%
    Computer Engineering & Consulting, Ltd.                       1,300   31,111       0.0%
    COMSYS Holdings Corp.                                        12,500  316,555       0.1%
    Comture Corp.                                                   900   18,178       0.0%
    Concordia Financial Group, Ltd.                              28,810  152,580       0.0%
    CONEXIO Corp.                                                 1,900   35,083       0.0%
#   COOKPAD, Inc.                                                 5,300   35,564       0.0%
    Corona Corp.                                                  1,900   22,687       0.0%
    Cosmo Energy Holdings Co., Ltd.                              11,300  259,583       0.1%
    Cosmos Pharmaceutical Corp.                                     700  145,742       0.0%
    Create Restaurants Holdings, Inc.                               900    9,647       0.0%
    Create SD Holdings Co., Ltd.                                  2,500   62,930       0.0%
    Credit Saison Co., Ltd.                                       7,200  144,974       0.0%
#   Creek & River Co., Ltd.                                       1,500   15,252       0.0%
    Cresco, Ltd.                                                    400   16,694       0.0%
#   CROOZ, Inc.                                                   1,200   27,097       0.0%
#   CyberAgent, Inc.                                             12,400  384,025       0.1%
#*  CYBERDYNE, Inc.                                               3,100   41,070       0.0%
    D.A. Consortium Holdings, Inc.                                1,300   21,581       0.0%
    Dai Nippon Printing Co., Ltd.                                 6,500  155,805       0.0%
    Dai-Dan Co., Ltd.                                               500   12,815       0.0%
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                              8,000   55,014       0.0%
    Dai-ichi Life Holdings, Inc.                                 44,700  853,677       0.1%
    Dai-ichi Seiko Co., Ltd.                                      1,300   33,038       0.0%
    Daibiru Corp.                                                 4,400   51,876       0.0%
    Daicel Corp.                                                 27,300  340,857       0.1%
    Daido Metal Co., Ltd.                                         3,000   27,706       0.0%
    Daido Steel Co., Ltd.                                         3,200  202,751       0.0%
    Daidoh, Ltd.                                                    500    1,939       0.0%
    Daifuku Co., Ltd.                                            10,800  526,591       0.1%
    Daihen Corp.                                                  6,000   54,065       0.0%
    Daiho Corp.                                                   8,000   38,867       0.0%
    Daiichi Jitsugyo Co., Ltd.                                    1,200   35,268       0.0%
    Daiichi Sankyo Co., Ltd.                                     11,200  257,249       0.1%
    Daiichikosho Co., Ltd.                                        4,600  216,764       0.0%
    Daiken Corp.                                                  1,400   37,960       0.0%
    Daiki Aluminium Industry Co., Ltd.                            2,000   16,435       0.0%
    Daikin Industries, Ltd.                                       8,300  917,240       0.1%
    Daikokutenbussan Co., Ltd.                                      900   40,974       0.0%
    Daikyo, Inc.                                                  3,300   63,548       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.       2,400  109,903       0.0%
#   Daio Paper Corp.                                              6,800   81,639       0.0%
    Daisan Bank, Ltd. (The)                                       1,300   21,898       0.0%
    Daiseki Co., Ltd.                                             1,600   39,561       0.0%
    Daishi Bank, Ltd. (The)                                       1,700   83,248       0.0%
    Daito Pharmaceutical Co., Ltd.                                  500   12,796       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Daito Trust Construction Co., Ltd.                            5,800 $1,014,039       0.2%
    Daiwa House Industry Co., Ltd.                               27,000    989,628       0.1%
    Daiwa Industries, Ltd.                                        3,000     33,700       0.0%
    Daiwa Securities Group, Inc.                                 67,000    420,069       0.1%
    Daiwabo Holdings Co., Ltd.                                    1,600     63,584       0.0%
    DCM Holdings Co., Ltd.                                       10,000     91,867       0.0%
#   Dena Co., Ltd.                                               11,200    263,394       0.1%
    Denka Co., Ltd.                                               3,200    106,913       0.0%
    Denki Kogyo Co., Ltd.                                           600     15,434       0.0%
    Denso Corp.                                                   6,700    368,996       0.1%
    Dentsu, Inc.                                                  8,500    363,578       0.1%
    Denyo Co., Ltd.                                               2,000     33,595       0.0%
    Descente, Ltd.                                                4,100     56,944       0.0%
    Dexerials Corp.                                               1,900     21,409       0.0%
    DIC Corp.                                                    15,500    575,357       0.1%
    Digital Arts, Inc.                                              800     32,731       0.0%
    Dip Corp.                                                     2,500     61,048       0.0%
    Disco Corp.                                                   1,000    231,727       0.0%
    DMG Mori Co., Ltd.                                           13,200    266,186       0.1%
    Don Quijote Holdings Co., Ltd.                                6,000    251,670       0.1%
    Doshisha Co., Ltd.                                            1,400     30,765       0.0%
    Doutor Nichires Holdings Co., Ltd.                            1,900     45,111       0.0%
    Dowa Holdings Co., Ltd.                                       6,400    269,441       0.1%
*   Drecom Co., Ltd.                                              1,100     13,720       0.0%
    DTS Corp.                                                     1,600     48,015       0.0%
    Dunlop Sports Co., Ltd.                                       2,300     34,128       0.0%
    Duskin Co., Ltd.                                              4,400    120,690       0.0%
    DyDo Group Holdings, Inc.                                       800     39,222       0.0%
#   E-Guardian, Inc.                                              1,100     22,807       0.0%
    Eagle Industry Co., Ltd.                                      2,700     52,452       0.0%
    Earth Chemical Co., Ltd.                                        700     32,862       0.0%
    East Japan Railway Co.                                        5,000    484,898       0.1%
#   Ebara Corp.                                                  12,300    442,639       0.1%
#   EDION Corp.                                                   7,400     74,760       0.0%
    EF-ON, Inc.                                                   1,500     20,184       0.0%
    eGuarantee, Inc.                                                700     19,724       0.0%
#   Ehime Bank, Ltd. (The)                                        3,299     42,589       0.0%
    Eighteenth Bank, Ltd. (The)                                  11,000     29,631       0.0%
    Eiken Chemical Co., Ltd.                                      1,100     43,288       0.0%
    Eisai Co., Ltd.                                               5,200    289,414       0.1%
    Eizo Corp.                                                    1,000     41,456       0.0%
    Elecom Co., Ltd.                                              1,000     20,039       0.0%
    Elematec Corp.                                                2,200     50,373       0.0%
#   EM Systems Co., Ltd.                                          1,000     19,475       0.0%
    en-japan, Inc.                                                3,800    146,549       0.0%
#*  Enigmo, Inc.                                                  1,100     11,332       0.0%
    EPS Holdings, Inc.                                            2,700     53,161       0.0%
#   eRex Co., Ltd.                                                5,700     56,483       0.0%
    ES-Con Japan, Ltd.                                            3,600     17,068       0.0%
#   Escrow Agent Japan Co., Ltd.                                    800     21,137       0.0%
    Exedy Corp.                                                   3,300     98,952       0.0%
    Ezaki Glico Co., Ltd.                                         1,500     83,194       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    F-Tech, Inc.                                                     200 $    3,337       0.0%
    F@N Communications, Inc.                                       5,100     52,768       0.0%
    Falco Holdings Co., Ltd.                                         200      3,119       0.0%
    FANUC Corp.                                                    3,000    701,472       0.1%
    Fast Retailing Co., Ltd.                                       2,400    802,980       0.1%
    FCC Co., Ltd.                                                  3,200     77,258       0.0%
    Feed One Co., Ltd.                                            10,300     26,681       0.0%
    Ferrotec Holdings Corp.                                        3,900     80,172       0.0%
#*  FFRI, Inc.                                                       400     15,098       0.0%
    FIDEA Holdings Co., Ltd.                                      16,700     31,793       0.0%
#   Fields Corp.                                                   1,900     18,508       0.0%
#   FINDEX, Inc.                                                     600      4,249       0.0%
    First Juken Co., Ltd.                                          1,500     23,884       0.0%
    FJ Next Co., Ltd.                                              1,400     11,991       0.0%
    Foster Electric Co., Ltd.                                      1,900     44,595       0.0%
    FP Corp.                                                       3,000    157,653       0.0%
    France Bed Holdings Co., Ltd.                                  1,300     12,059       0.0%
#   Freebit Co., Ltd.                                              1,600     13,041       0.0%
    Freund Corp.                                                     800     10,600       0.0%
    Fudo Tetra Corp.                                              24,000     40,921       0.0%
    Fuji Co. Ltd/Ehime                                             1,000     23,683       0.0%
    Fuji Corp., Ltd.                                               1,100      7,955       0.0%
    Fuji Electric Co., Ltd.                                       47,000    340,521       0.1%
#   Fuji Machine Manufacturing Co., Ltd.                           6,800    129,701       0.0%
    Fuji Media Holdings, Inc.                                      2,800     43,197       0.0%
    Fuji Oil Co., Ltd.                                             3,700     14,370       0.0%
    Fuji Pharma Co., Ltd.                                            400     14,483       0.0%
    Fuji Seal International, Inc.                                  4,600    150,965       0.0%
    Fuji Soft, Inc.                                                1,700     51,700       0.0%
    Fujicco Co., Ltd.                                                600     13,553       0.0%
    FUJIFILM Holdings Corp.                                        7,400    302,718       0.1%
    Fujikura Rubber, Ltd.                                            400      3,290       0.0%
    Fujikura, Ltd.                                                25,300    220,812       0.0%
    Fujimi, Inc.                                                   1,000     24,781       0.0%
    Fujimori Kogyo Co., Ltd.                                       1,400     48,427       0.0%
    Fujitec Co., Ltd.                                              7,300    108,668       0.0%
    Fujitsu Frontech, Ltd.                                         2,400     42,040       0.0%
    Fujitsu General, Ltd.                                          4,500     86,062       0.0%
    Fujitsu, Ltd.                                                161,000  1,254,592       0.2%
    FuKoKu Co., Ltd.                                                 200      1,951       0.0%
    Fukuda Corp.                                                     600     36,728       0.0%
    Fukuda Denshi Co., Ltd.                                          700     49,008       0.0%
    Fukui Bank, Ltd. (The)                                         1,900     50,767       0.0%
#   Fukui Computer Holdings, Inc.                                    700     17,571       0.0%
    Fukuoka Financial Group, Inc.                                 26,000    134,191       0.0%
    Fukushima Bank, Ltd. (The)                                     3,300     26,406       0.0%
    Fukushima Industries Corp.                                     1,400     54,198       0.0%
    Fukuyama Transporting Co., Ltd.                                2,000     64,892       0.0%
    FULLCAST Holdings Co., Ltd.                                    4,000     73,777       0.0%
#   Funai Electric Co., Ltd.                                       2,200     17,858       0.0%
    Funai Soken Holdings, Inc.                                     2,300     84,505       0.0%
#   Furukawa Battery Co., Ltd.                                     2,000     21,535       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Furukawa Co., Ltd.                                            4,000 $ 72,609       0.0%
    Furukawa Electric Co., Ltd.                                   4,400  267,875       0.1%
    Furuno Electric Co., Ltd.                                     2,200   15,132       0.0%
    Fuso Chemical Co., Ltd.                                       1,400   44,819       0.0%
    Fuso Pharmaceutical Industries, Ltd.                            200    5,021       0.0%
    Futaba Corp.                                                  2,100   41,630       0.0%
    Futaba Industrial Co., Ltd.                                   7,200   69,983       0.0%
    Future Corp.                                                  3,000   30,304       0.0%
    Fuyo General Lease Co., Ltd.                                  2,900  189,637       0.0%
    G-7 Holdings, Inc.                                              800   17,052       0.0%
    G-Tekt Corp.                                                  2,200   47,107       0.0%
    Gakken Holdings Co., Ltd.                                       600   17,374       0.0%
#   GCA Corp.                                                       700    6,407       0.0%
    Gecoss Corp.                                                  2,200   24,815       0.0%
#   Genky Stores, Inc.                                              900   33,209       0.0%
    Geo Holdings Corp.                                            3,300   53,719       0.0%
    Giken, Ltd.                                                     800   22,990       0.0%
    GLOBERIDE, Inc.                                               1,800   31,357       0.0%
    Glory, Ltd.                                                   6,900  258,047       0.1%
#   GMO Financial Holdings, Inc.                                  1,800   11,884       0.0%
#   GMO internet, Inc.                                            7,900  122,050       0.0%
    GMO Payment Gateway, Inc.                                     1,300   95,117       0.0%
    Goldcrest Co., Ltd.                                           1,600   34,665       0.0%
    Gree, Inc.                                                    5,400   36,658       0.0%
    GS Yuasa Corp.                                               35,000  175,989       0.0%
    Gun-Ei Chemical Industry Co., Ltd.                              100    3,475       0.0%
#   GungHo Online Entertainment, Inc.                            37,600  101,184       0.0%
    Gunma Bank, Ltd. (The)                                       16,900  108,799       0.0%
*   Gunosy, Inc.                                                    400   10,572       0.0%
    Gurunavi, Inc.                                                2,500   32,241       0.0%
    H-One Co., Ltd.                                                 800   11,500       0.0%
    H2O Retailing Corp.                                           8,460  156,492       0.0%
    HABA Laboratories, Inc.                                         400   24,048       0.0%
    Hachijuni Bank, Ltd. (The)                                   20,500  128,381       0.0%
#   Hagihara Industries, Inc.                                     1,800   31,259       0.0%
    Hakuhodo DY Holdings, Inc.                                   12,200  168,763       0.0%
    Hakuto Co., Ltd.                                                400    6,172       0.0%
    Halows Co., Ltd.                                                600   13,601       0.0%
    Hamakyorex Co., Ltd.                                          1,000   28,061       0.0%
    Hamamatsu Photonics K.K.                                      2,200   71,231       0.0%
    Hankyu Hanshin Holdings, Inc.                                10,100  393,772       0.1%
    Hanwa Co., Ltd.                                               6,000  227,729       0.0%
    Happinet Corp.                                                1,400   24,124       0.0%
#   Harmonic Drive Systems, Inc.                                  2,100  109,123       0.0%
    Haseko Corp.                                                 40,600  589,570       0.1%
    Hazama Ando Corp.                                            22,700  185,079       0.0%
#   Hearts United Group Co., Ltd.                                 1,700   25,219       0.0%
    Heiwa Corp.                                                   6,800  125,390       0.0%
    Heiwa Real Estate Co., Ltd.                                   2,800   48,842       0.0%
    Heiwado Co., Ltd.                                             3,100   67,675       0.0%
    HI-LEX Corp.                                                  1,200   30,355       0.0%
    Hibiya Engineering, Ltd.                                      3,900   84,723       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Hiday Hidaka Corp.                                             1,382 $   40,603       0.0%
    Hikari Tsushin, Inc.                                           1,100    142,407       0.0%
    Hino Motors, Ltd.                                             25,400    326,923       0.1%
    Hioki EE Corp.                                                   900     19,624       0.0%
    Hiramatsu, Inc.                                                2,800     15,432       0.0%
#   Hirata Corp.                                                     800     89,845       0.0%
    Hirose Electric Co., Ltd.                                        500     75,218       0.0%
    Hiroshima Bank, Ltd. (The)                                    13,000    110,068       0.0%
    HIS Co., Ltd.                                                  4,500    150,683       0.0%
    Hisaka Works, Ltd.                                             3,300     30,766       0.0%
    Hisamitsu Pharmaceutical Co., Inc.                             1,900    104,611       0.0%
    Hitachi Capital Corp.                                          6,700    163,793       0.0%
    Hitachi Chemical Co., Ltd.                                     9,800    279,455       0.1%
    Hitachi Construction Machinery Co., Ltd.                       7,100    243,561       0.1%
    Hitachi High-Technologies Corp.                                4,800    200,875       0.0%
    Hitachi Kokusai Electric, Inc.                                   700     19,391       0.0%
    Hitachi Metals, Ltd.                                          20,210    261,815       0.1%
    Hitachi Zosen Corp.                                           22,300    117,502       0.0%
    Hitachi, Ltd.                                                107,000    852,078       0.1%
    Hitachi, Ltd. ADR                                              3,100    246,605       0.1%
    Hito Communications, Inc.                                        800     14,127       0.0%
    Hochiki Corp.                                                    600     12,413       0.0%
    Hogy Medical Co., Ltd.                                           900     61,636       0.0%
    Hokkoku Bank, Ltd. (The)                                       1,200     54,936       0.0%
    Hokuetsu Bank, Ltd. (The)                                      1,600     38,745       0.0%
    Hokuetsu Industries Co., Ltd.                                  1,200     11,814       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                                15,500     99,479       0.0%
    Hokuhoku Financial Group, Inc.                                 6,800    112,086       0.0%
    Honda Motor Co., Ltd.                                         60,700  1,902,159       0.3%
    Honda Motor Co., Ltd. Sponsored ADR                           20,519    637,936       0.1%
    Honeys Holdings Co., Ltd.                                      1,100     11,641       0.0%
    Hoosiers Holdings                                              3,200     30,372       0.0%
    Horiba, Ltd.                                                   2,400    143,002       0.0%
    Hoshizaki Corp.                                                3,500    331,218       0.1%
    Hosiden Corp.                                                  3,500     60,427       0.0%
    Hosokawa Micron Corp.                                            400     25,345       0.0%
    House Foods Group, Inc.                                        4,100    121,821       0.0%
#   Howa Machinery, Ltd.                                           2,700     43,802       0.0%
    Hoya Corp.                                                     1,300     70,630       0.0%
    Hulic Co., Ltd.                                               11,900    122,760       0.0%
    Hyakugo Bank, Ltd. (The)                                      13,000     61,035       0.0%
    Hyakujushi Bank, Ltd. (The)                                   16,000     58,173       0.0%
    Ichibanya Co., Ltd.                                              900     34,878       0.0%
    Ichigo, Inc.                                                  36,100    128,382       0.0%
    Ichikoh Industries, Ltd.                                       4,000     31,197       0.0%
    Ichinen Holdings Co., Ltd.                                     1,300     18,517       0.0%
    Ichiyoshi Securities Co., Ltd.                                 2,000     22,956       0.0%
    Icom, Inc.                                                     1,200     27,903       0.0%
    Idec Corp.                                                     1,900     40,200       0.0%
    IDOM, Inc.                                                     7,500     54,694       0.0%
    IHI Corp.                                                     15,200    547,488       0.1%
#   Iida Group Holdings Co., Ltd.                                 11,120    213,318       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Imagica Robot Holdings, Inc.                                  2,100 $ 17,582       0.0%
    Imasen Electric Industrial                                    2,500   32,318       0.0%
    Imperial Hotel, Ltd.                                            400    7,275       0.0%
    Inaba Denki Sangyo Co., Ltd.                                  2,800  122,909       0.0%
    Inaba Seisakusho Co., Ltd.                                    1,600   20,129       0.0%
    Inabata & Co., Ltd.                                           4,400   63,785       0.0%
    Inageya Co., Ltd.                                             2,000   32,998       0.0%
    Ines Corp.                                                      500    4,682       0.0%
    Infocom Corp.                                                   700   17,961       0.0%
    Infomart Corp.                                                6,100   46,111       0.0%
    Information Services International-Dentsu, Ltd.               1,400   31,153       0.0%
    Innotech Corp.                                                3,100   26,743       0.0%
    Intage Holdings, Inc.                                         1,800   23,620       0.0%
    Internet Initiative Japan, Inc.                               3,400   71,267       0.0%
    Inui Global Logistics Co., Ltd.                               1,600   11,795       0.0%
#   Investors Cloud Co., Ltd.                                       500   30,492       0.0%
    Iseki & Co., Ltd.                                             2,700   60,159       0.0%
    Isetan Mitsukoshi Holdings, Ltd.                             26,340  287,127       0.1%
*   Ishihara Sangyo Kaisha, Ltd.                                  5,100   76,743       0.0%
#   Istyle, Inc.                                                  6,000   41,269       0.0%
    Isuzu Motors, Ltd.                                           55,600  812,060       0.1%
    Ito En, Ltd.                                                  8,000  280,110       0.1%
    Itochu Enex Co., Ltd.                                        10,300  104,985       0.0%
    Itochu Techno-Solutions Corp.                                 4,300  167,494       0.0%
    Itochu-Shokuhin Co., Ltd.                                       600   27,394       0.0%
    Itoham Yonekyu Holdings, Inc.                                18,600  177,449       0.0%
    Itoki Corp.                                                   2,900   22,275       0.0%
#   Ivy Cosmetics Corp.                                             200   10,620       0.0%
    IwaiCosmo Holdings, Inc.                                      2,900   37,244       0.0%
#   Iwaki & Co., Ltd.                                             3,000   12,724       0.0%
    Iwasaki Electric Co., Ltd.                                      700   11,366       0.0%
    Iwatani Corp.                                                 4,200  126,658       0.0%
#   Iyo Bank, Ltd. (The)                                         11,000   94,959       0.0%
    Izumi Co., Ltd.                                               4,700  243,732       0.1%
    J Front Retailing Co., Ltd.                                  20,700  307,230       0.1%
    J-Oil Mills, Inc.                                             1,200   43,099       0.0%
    JAC Recruitment Co., Ltd.                                     2,800   51,938       0.0%
    Jaccs Co., Ltd.                                               2,800   69,936       0.0%
    Jafco Co., Ltd.                                               2,500  123,559       0.0%
#   Jalux, Inc.                                                     500   12,387       0.0%
#   Jamco Corp.                                                     700   14,627       0.0%
    Janome Sewing Machine Co., Ltd.                               1,200    8,291       0.0%
    Japan Airport Terminal Co., Ltd.                              2,100   74,645       0.0%
#*  Japan Asset Marketing Co., Ltd.                              18,800   20,312       0.0%
    Japan Aviation Electronics Industry, Ltd.                     4,000   73,171       0.0%
    Japan Cash Machine Co., Ltd.                                  1,100   11,911       0.0%
#*  Japan Display, Inc.                                          10,000   21,572       0.0%
*   Japan Drilling Co., Ltd.                                      1,600   30,600       0.0%
    Japan Exchange Group, Inc.                                   28,700  517,417       0.1%
    Japan Lifeline Co., Ltd.                                      2,100  100,739       0.0%
    Japan Material Co., Ltd.                                      1,400   40,646       0.0%
#   Japan Meat Co., Ltd.                                            800   12,797       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Japan Medical Dynamic Marketing, Inc.                         2,800 $   27,082       0.0%
    Japan Pulp & Paper Co., Ltd.                                  1,200     50,653       0.0%
    Japan Securities Finance Co., Ltd.                           14,100     79,302       0.0%
#   Japan Steel Works, Ltd. (The)                                 3,600     91,247       0.0%
    Japan Transcity Corp.                                         3,000     12,878       0.0%
    Japan Wool Textile Co., Ltd. (The)                            5,000     44,910       0.0%
    JCU Corp.                                                       600     25,962       0.0%
    Jeol, Ltd.                                                    4,000     21,189       0.0%
    JGC Corp.                                                    12,500    209,656       0.0%
#*  JIG-SAW, Inc.                                                   300     15,936       0.0%
    Jimoto Holdings, Inc.                                        10,800     21,130       0.0%
    JINS, Inc.                                                    1,300     67,553       0.0%
    JK Holdings Co., Ltd.                                         2,700     21,349       0.0%
    Joshin Denki Co., Ltd.                                        1,500     51,912       0.0%
    Joyful Honda Co., Ltd.                                        2,800     75,592       0.0%
    JSP Corp.                                                     1,900     61,302       0.0%
    JSR Corp.                                                    16,000    310,158       0.1%
    JTEKT Corp.                                                  22,300    369,499       0.1%
    Juki Corp.                                                    1,800     27,990       0.0%
    Justsystems Corp.                                             1,600     34,374       0.0%
    JVC Kenwood Corp.                                            15,020     47,089       0.0%
    K&O Energy Group, Inc.                                        1,700     28,302       0.0%
#   K's Holdings Corp.                                            8,238    189,066       0.0%
    kabu.com Securities Co., Ltd.                                 5,800     18,491       0.0%
*   Kadokawa Dwango                                               4,602     53,092       0.0%
    Kajima Corp.                                                 89,403    927,242       0.1%
#   Kakaku.com, Inc.                                             14,300    196,354       0.0%
    Kaken Pharmaceutical Co., Ltd.                                4,200    212,847       0.0%
    Kakiyasu Honten Co., Ltd.                                     1,500     28,038       0.0%
#   Kameda Seika Co., Ltd.                                        1,100     49,817       0.0%
    Kamei Corp.                                                   2,000     33,825       0.0%
    Kamigumi Co., Ltd.                                            7,500    179,542       0.0%
    Kanaden Corp.                                                 2,100     24,056       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                                   800     26,601       0.0%
#   Kanamoto Co., Ltd.                                            3,400    111,778       0.0%
    Kandenko Co., Ltd.                                            9,000     88,524       0.0%
    Kaneka Corp.                                                 30,000    247,738       0.1%
    Kanematsu Corp.                                              10,000    131,555       0.0%
    Kanematsu Electronics, Ltd.                                     800     24,965       0.0%
    Kansai Paint Co., Ltd.                                       10,500    269,881       0.1%
    Kansai Urban Banking Corp.                                    3,200     40,895       0.0%
    Kao Corp.                                                     9,900    598,307       0.1%
    Kasai Kogyo Co., Ltd.                                         3,200     48,148       0.0%
    Katakura Industries Co., Ltd.                                 2,500     31,214       0.0%
    Kato Sangyo Co., Ltd.                                         2,900     90,471       0.0%
    Kato Works Co., Ltd.                                          1,000     31,245       0.0%
    KAWADA TECHNOLOGIES, Inc.                                       200     11,845       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.               700     14,779       0.0%
    Kawasaki Heavy Industries, Ltd.                              12,400    432,613       0.1%
    Kawasumi Laboratories, Inc.                                   2,200     16,977       0.0%
    KDDI Corp.                                                   85,200  2,269,953       0.3%
    Keihan Holdings Co., Ltd.                                    10,800    330,001       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Keihanshin Building Co., Ltd.                                 1,700 $   11,927       0.0%
    Keikyu Corp.                                                  9,000    186,170       0.0%
    Keio Corp.                                                    4,600    200,691       0.0%
    Keisei Electric Railway Co., Ltd.                             4,900    148,017       0.0%
    Keiyo Bank, Ltd. (The)                                       15,000     73,510       0.0%
    Keiyo Co., Ltd.                                               2,900     19,541       0.0%
    Kenedix, Inc.                                                 7,900     46,188       0.0%
    Kenko Mayonnaise Co., Ltd.                                      900     23,521       0.0%
    Kewpie Corp.                                                 11,200    279,388       0.1%
    KEY Coffee, Inc.                                                600     11,318       0.0%
    Keyence Corp.                                                 2,000  1,110,450       0.2%
#   KFC Holdings Japan, Ltd.                                        800     14,132       0.0%
    Kikkoman Corp.                                                4,000    137,282       0.0%
    Kinden Corp.                                                  9,600    162,124       0.0%
*   Kintetsu Department Store Co., Ltd.                             700     22,970       0.0%
    Kintetsu Group Holdings Co., Ltd.                             7,100    273,016       0.1%
    Kintetsu World Express, Inc.                                  5,700     98,105       0.0%
    Kirin Holdings Co., Ltd.                                     32,200    772,925       0.1%
    Kissei Pharmaceutical Co., Ltd.                               2,900     79,724       0.0%
    Kita-Nippon Bank, Ltd. (The)                                    600     18,673       0.0%
    Kitagawa Iron Works Co., Ltd.                                   500     13,632       0.0%
    Kitano Construction Corp.                                     3,000     13,505       0.0%
#   Kito Corp.                                                    1,200     15,412       0.0%
    Kitz Corp.                                                    7,500     64,263       0.0%
    Kiyo Bank, Ltd. (The)                                         3,100     53,319       0.0%
#*  KLab, Inc.                                                    4,800     84,372       0.0%
*   KNT-CT Holdings Co., Ltd.                                     1,700     29,513       0.0%
    Kobayashi Pharmaceutical Co., Ltd.                            3,600    208,156       0.0%
#   Kobe Bussan Co., Ltd.                                         1,100     47,503       0.0%
#*  Kobe Electric Railway Co., Ltd.                                 400     13,427       0.0%
    Koei Tecmo Holdings Co., Ltd.                                 1,600     31,774       0.0%
    Kohnan Shoji Co., Ltd.                                        1,900     40,608       0.0%
    Koito Manufacturing Co., Ltd.                                 7,200    482,790       0.1%
#*  Kojima Co., Ltd.                                              3,800     12,525       0.0%
    Kokuyo Co., Ltd.                                             11,400    204,424       0.0%
    KOMAIHALTEC, Inc.                                             1,100     25,443       0.0%
    Komatsu Seiren Co., Ltd.                                      1,900     16,488       0.0%
    Komatsu Wall Industry Co., Ltd.                               1,100     21,022       0.0%
    Komatsu, Ltd.                                                20,700    676,388       0.1%
    Komeri Co., Ltd.                                              3,200     95,875       0.0%
    Komori Corp.                                                  6,500     91,540       0.0%
    Konaka Co., Ltd.                                              2,300     12,259       0.0%
    Konami Holdings Corp.                                         4,700    228,915       0.0%
    Konica Minolta, Inc.                                         23,600    207,036       0.0%
    Konishi Co., Ltd.                                             2,400     41,764       0.0%
    Konoike Transport Co., Ltd.                                   2,600     40,007       0.0%
    Kose Corp.                                                    2,400    291,871       0.1%
    Koshidaka Holdings Co., Ltd.                                    600     24,271       0.0%
    Kotobuki Spirits Co., Ltd.                                    2,100     86,435       0.0%
    Krosaki Harima Corp.                                            300     12,874       0.0%
    KRS Corp.                                                     1,000     28,465       0.0%
    Kubota Corp.                                                 27,100    509,899       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Kumagai Gumi Co., Ltd.                                        4,300 $136,691       0.0%
#   Kumiai Chemical Industry Co., Ltd.                            4,800   32,635       0.0%
#   Kura Corp.                                                    1,000   44,735       0.0%
    Kurabo Industries, Ltd.                                      17,000   49,314       0.0%
    Kuraray Co., Ltd.                                            30,000  590,837       0.1%
    Kureha Corp.                                                  1,600   94,113       0.0%
    Kurimoto, Ltd.                                                  800   16,807       0.0%
    Kurita Water Industries, Ltd.                                 4,800  152,526       0.0%
    Kuroda Electric Co., Ltd.                                     3,100   55,341       0.0%
    Kusuri no Aoki Holdings Co., Ltd.                             1,400   77,699       0.0%
    KYB Corp.                                                     2,100  136,349       0.0%
    Kyocera Corp.                                                 2,400  160,530       0.0%
    Kyocera Corp. Sponsored ADR                                   2,000  133,600       0.0%
    Kyodo Printing Co., Ltd.                                      1,000   33,318       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                              4,000   71,631       0.0%
    Kyokuto Securities Co., Ltd.                                  1,500   22,255       0.0%
    Kyokuyo Co., Ltd.                                               700   22,598       0.0%
    KYORIN Holdings, Inc.                                         5,100  104,742       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                       2,000   11,438       0.0%
    Kyowa Exeo Corp.                                             11,100  241,794       0.1%
    Kyudenko Corp.                                                4,000  176,611       0.0%
    Kyushu Financial Group, Inc.                                 18,840  119,750       0.0%
    LAC Co., Ltd.                                                 1,900   23,522       0.0%
#   Lacto Japan Co., Ltd.                                           300   10,892       0.0%
#*  Laox Co., Ltd.                                                5,000   20,940       0.0%
    Lasertec Corp.                                                3,000   66,005       0.0%
    Lawson, Inc.                                                  5,300  346,084       0.1%
    LEC, Inc.                                                       800   21,102       0.0%
    Leopalace21 Corp.                                            23,100  172,493       0.0%
    Life Corp.                                                    1,400   37,239       0.0%
    LIFULL Co., Ltd.                                              6,100   46,875       0.0%
    Like Co., Ltd.                                                1,000   18,770       0.0%
*   LINE Corp.                                                    1,100   45,562       0.0%
    Linical Co., Ltd.                                             1,700   22,369       0.0%
#   Link And Motivation, Inc.                                     3,400   23,404       0.0%
    Lintec Corp.                                                  4,700  130,622       0.0%
    Lion Corp.                                                   11,000  211,668       0.0%
    LIXIL Group Corp.                                            17,900  492,984       0.1%
#*  M&A Capital Partners Co., Ltd.                                  800   41,900       0.0%
    M3, Inc.                                                     14,000  417,571       0.1%
    Mabuchi Motor Co., Ltd.                                         600   31,485       0.0%
    Macnica Fuji Electronics Holdings, Inc.                       6,200  129,890       0.0%
    Maeda Corp.                                                  14,000  175,524       0.0%
    Maeda Road Construction Co., Ltd.                             5,000  107,674       0.0%
    Makino Milling Machine Co., Ltd.                             10,000   94,353       0.0%
    Makita Corp.                                                  7,400  310,124       0.1%
    Mandom Corp.                                                  2,000   59,593       0.0%
    Mani, Inc.                                                      900   25,772       0.0%
    Mars Engineering Corp.                                          300    6,111       0.0%
    Marubun Corp.                                                   800    6,957       0.0%
    Marudai Food Co., Ltd.                                       11,000   51,458       0.0%
    Maruha Nichiro Corp.                                          4,200  129,737       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Marui Group Co., Ltd.                                         15,900 $  243,344       0.1%
    Maruichi Steel Tube, Ltd.                                      4,000    122,205       0.0%
    Maruka Machinery Co., Ltd.                                       600     11,622       0.0%
#   Marusan Securities Co., Ltd.                                   2,500     22,861       0.0%
#   Maruwa Unyu Kikan Co., Ltd.                                    1,800     36,093       0.0%
    Maruzen Showa Unyu Co., Ltd.                                   3,000     14,218       0.0%
#   Marvelous, Inc.                                                3,000     28,381       0.0%
    Matsuda Sangyo Co., Ltd.                                       2,700     38,729       0.0%
    Matsui Construction Co., Ltd.                                  1,700     15,199       0.0%
    Matsui Securities Co., Ltd.                                    6,500     54,661       0.0%
    Matsumotokiyoshi Holdings Co., Ltd.                            2,400    172,591       0.0%
#   Matsuya Co., Ltd.                                              2,200     23,776       0.0%
    Matsuya Foods Co., Ltd.                                          400     15,343       0.0%
    Max Co., Ltd.                                                  2,000     28,284       0.0%
    Maxell Holdings, Ltd.                                          4,700    106,812       0.0%
    Maxvalu Tokai Co., Ltd.                                          700     13,788       0.0%
    Mazda Motor Corp.                                             55,400    799,739       0.1%
    McDonald's Holdings Co. Japan, Ltd.                            1,100     47,226       0.0%
    MCJ Co., Ltd.                                                  4,300     45,249       0.0%
    Mebuki Financial Group, Inc.                                  21,400     89,279       0.0%
    Medical System Network Co., Ltd.                               2,700     12,781       0.0%
    Medipal Holdings Corp.                                        19,300    358,425       0.1%
    Megmilk Snow Brand Co., Ltd.                                   5,300    148,358       0.0%
    Meidensha Corp.                                               20,000     79,134       0.0%
    MEIJI Holdings Co., Ltd.                                       4,600    376,050       0.1%
#   Meiko Electronics Co., Ltd.                                    2,700     49,628       0.0%
    Meisei Industrial Co., Ltd.                                    2,300     16,099       0.0%
    Meitec Corp.                                                   3,600    175,851       0.0%
    Meito Sangyo Co., Ltd.                                         1,000     13,240       0.0%
    Melco Holdings, Inc.                                             800     25,113       0.0%
    Menicon Co., Ltd.                                              1,400     63,450       0.0%
    METAWATER Co., Ltd.                                              400     10,619       0.0%
#   Michinoku Bank, Ltd. (The)                                       900     15,233       0.0%
#   Micronics Japan Co., Ltd.                                      1,600     15,926       0.0%
    Mie Bank, Ltd. (The)                                             600     14,359       0.0%
    Mie Kotsu Group Holdings, Inc.                                 3,600     15,557       0.0%
    Milbon Co., Ltd.                                               1,200     74,933       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                        1,000     17,878       0.0%
#   Minato Bank, Ltd. (The)                                          800     15,162       0.0%
    Minebea Mitsumi, Inc.                                         11,400    208,997       0.0%
    Ministop Co., Ltd.                                             1,900     38,558       0.0%
    Miraca Holdings, Inc.                                         12,100    562,977       0.1%
    Mirait Holdings Corp.                                          9,900    129,369       0.0%
    Miroku Jyoho Service Co., Ltd.                                 2,300     53,714       0.0%
    Misawa Homes Co., Ltd.                                         4,000     35,453       0.0%
    MISUMI Group, Inc.                                            13,800    378,086       0.1%
    Mitani Corp.                                                   1,000     39,658       0.0%
    Mito Securities Co., Ltd.                                      8,900     30,788       0.0%
    Mitsuba Corp.                                                  3,200     53,478       0.0%
    Mitsubishi Chemical Holdings Corp.                           109,600  1,144,806       0.2%
    Mitsubishi Electric Corp.                                     61,200  1,047,346       0.2%
    Mitsubishi Estate Co., Ltd.                                   36,000    652,843       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Mitsubishi Gas Chemical Co., Inc.                             12,400 $  303,337       0.1%
    Mitsubishi Heavy Industries, Ltd.                             13,900    543,864       0.1%
    Mitsubishi Logisnext Co., Ltd.                                 4,300     31,599       0.0%
    Mitsubishi Logistics Corp.                                     4,999    129,477       0.0%
    Mitsubishi Motors Corp.                                       25,500    204,199       0.0%
*   Mitsubishi Paper Mills, Ltd.                                   2,600     17,548       0.0%
    Mitsubishi Research Institute, Inc.                              400     11,853       0.0%
    Mitsubishi Shokuhin Co., Ltd.                                  1,400     41,540       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                       1,000     24,899       0.0%
    Mitsubishi Tanabe Pharma Corp.                                 9,700    213,491       0.0%
    Mitsubishi UFJ Financial Group, Inc.                         330,000  2,238,437       0.3%
    Mitsubishi UFJ Financial Group, Inc. Sponsored ADR            27,043    183,622       0.0%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                      57,300    302,311       0.1%
    Mitsuboshi Belting, Ltd.                                       4,000     49,943       0.0%
    Mitsui Chemicals, Inc.                                        15,600    481,040       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                   10,100    132,143       0.0%
    Mitsui Fudosan Co., Ltd.                                      19,100    445,813       0.1%
    Mitsui Home Co., Ltd.                                          3,000     19,856       0.0%
    Mitsui Matsushima Co., Ltd.                                      900     11,343       0.0%
    Mitsui Mining & Smelting Co., Ltd.                             7,700    400,671       0.1%
*   Mitsui-Soko Holdings Co., Ltd.                                19,000     59,124       0.0%
    Mixi, Inc.                                                     3,700    180,382       0.0%
    Miyaji Engineering Group, Inc.                                 1,000     27,433       0.0%
    Miyazaki Bank, Ltd. (The)                                      1,400     50,410       0.0%
    Miyoshi Oil & Fat Co., Ltd.                                      600      7,917       0.0%
    Mizuho Financial Group, Inc.                                 356,840    648,336       0.1%
    Mizuho Financial Group, Inc. ADR                              28,400    104,228       0.0%
    Mizuno Corp.                                                   3,200     91,016       0.0%
    Mochida Pharmaceutical Co., Ltd.                               1,000     73,209       0.0%
    Modec, Inc.                                                    2,100     48,408       0.0%
    Monex Group, Inc.                                             13,300     42,416       0.0%
    Monogatari Corp. (The)                                           300     22,104       0.0%
#   MonotaRO Co., Ltd.                                             7,200    198,271       0.0%
    Morinaga & Co., Ltd.                                           2,200    124,981       0.0%
    Morinaga Milk Industry Co., Ltd.                               2,800    107,494       0.0%
    Morita Holdings Corp.                                          3,000     51,625       0.0%
    Morito Co., Ltd.                                               2,600     24,786       0.0%
#   Morozoff, Ltd.                                                   300     19,683       0.0%
#*  Morpho, Inc.                                                     600     25,118       0.0%
    Mory Industries, Inc.                                            400     12,412       0.0%
    Mr Max Corp.                                                   3,700     24,349       0.0%
    MS&AD Insurance Group Holdings, Inc.                          18,852    640,446       0.1%
#   MTI, Ltd.                                                      4,000     24,057       0.0%
    Mugen Estate Co., Ltd.                                         1,800     18,658       0.0%
    Musashino Bank, Ltd. (The)                                     1,700     55,242       0.0%
#   N Field Co., Ltd.                                              1,100     20,405       0.0%
    Nabtesco Corp.                                                10,900    433,021       0.1%
    Nachi-Fujikoshi Corp.                                         18,000    110,953       0.0%
#   Nagano Bank, Ltd. (The)                                          700     12,243       0.0%
    Nagase & Co., Ltd.                                            18,000    305,746       0.1%
    Nagatanien Holdings Co., Ltd.                                  2,000     23,828       0.0%
    Nagoya Railroad Co., Ltd.                                     15,900    357,208       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Nakabayashi Co., Ltd.                                         3,000 $ 19,343       0.0%
    Nakamuraya Co., Ltd.                                            100    4,512       0.0%
    Nakanishi, Inc.                                               1,000   45,320       0.0%
#   Namura Shipbuilding Co., Ltd.                                 5,200   32,269       0.0%
    Nankai Electric Railway Co., Ltd.                             5,200  134,435       0.0%
    Nanto Bank, Ltd. (The)                                        2,300   64,887       0.0%
#   Natori Co., Ltd.                                                500    9,047       0.0%
    NEC Capital Solutions, Ltd.                                   1,900   37,547       0.0%
    NEC Corp.                                                    19,300  529,585       0.1%
    NEC Networks & System Integration Corp.                       2,700   67,285       0.0%
    NET One Systems Co., Ltd.                                     5,900   73,189       0.0%
    Neturen Co., Ltd.                                             3,500   35,665       0.0%
*   Nexon Co., Ltd.                                               7,900  212,503       0.0%
    NGK Insulators, Ltd.                                         11,700  231,676       0.0%
    NGK Spark Plug Co., Ltd.                                      6,200  141,491       0.0%
    NHK Spring Co., Ltd.                                         26,800  306,702       0.1%
    Nichi-iko Pharmaceutical Co., Ltd.                            4,300   66,778       0.0%
    Nichia Steel Works, Ltd.                                      1,000    3,000       0.0%
    Nichias Corp.                                                 7,000   91,147       0.0%
    Nichiban Co., Ltd.                                            1,500   33,530       0.0%
    Nichiden Corp.                                                  800   17,162       0.0%
    Nichiha Corp.                                                 2,000   80,439       0.0%
    NichiiGakkan Co., Ltd.                                        4,300   44,329       0.0%
    Nichirei Corp.                                               12,800  329,502       0.1%
    Nichireki Co., Ltd.                                           3,000   37,925       0.0%
    Nichirin Co., Ltd.                                            1,100   40,141       0.0%
    Nidec Corp.                                                   6,600  877,687       0.1%
    Nidec Corp. Sponsored ADR                                     5,300  176,331       0.0%
    Nifco, Inc.                                                   8,100  528,777       0.1%
    Nihon Chouzai Co., Ltd.                                         800   26,187       0.0%
    Nihon Dempa Kogyo Co., Ltd.                                   2,800   21,865       0.0%
    Nihon Eslead Corp.                                              800   14,577       0.0%
    Nihon House Holdings Co., Ltd.                                4,300   23,640       0.0%
    Nihon Kohden Corp.                                            6,900  153,603       0.0%
    Nihon M&A Center, Inc.                                        9,100  435,658       0.1%
#   Nihon Nohyaku Co., Ltd.                                       6,700   38,797       0.0%
    Nihon Parkerizing Co., Ltd.                                  11,300  185,244       0.0%
    Nihon Plast Co., Ltd.                                         1,900   20,489       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                 1,500   27,229       0.0%
#   Nihon Trim Co., Ltd.                                            600   23,435       0.0%
    Nihon Unisys, Ltd.                                            7,900  130,858       0.0%
    Nihon Yamamura Glass Co., Ltd.                                3,000    5,274       0.0%
    Nikkiso Co., Ltd.                                             5,500   51,667       0.0%
    Nikko Co., Ltd.                                                 600   12,186       0.0%
    Nikkon Holdings Co., Ltd.                                     4,200  107,567       0.0%
    Nikon Corp.                                                  16,100  305,754       0.1%
    Nintendo Co., Ltd.                                            2,400  931,108       0.1%
    Nippo Corp.                                                   5,000  104,403       0.0%
    Nippon Beet Sugar Manufacturing Co., Ltd.                       900   19,225       0.0%
#   Nippon Carbon Co., Ltd.                                         899   39,369       0.0%
    Nippon Coke & Engineering Co., Ltd.                           3,500    3,870       0.0%
#   Nippon Commercial Development Co., Ltd.                       1,500   22,126       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Nippon Concrete Industries Co., Ltd.                           5,700 $   24,111       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                                5,100    110,687       0.0%
    Nippon Express Co., Ltd.                                       5,600    355,334       0.1%
    Nippon Flour Mills Co., Ltd.                                   3,800     58,301       0.0%
#   Nippon Gas Co., Ltd.                                           5,600    178,159       0.0%
    Nippon Kanzai Co., Ltd.                                        1,300     23,424       0.0%
    Nippon Kayaku Co., Ltd.                                       20,000    317,532       0.1%
    Nippon Koei Co., Ltd.                                            800     29,384       0.0%
    Nippon Light Metal Holdings Co., Ltd.                         75,100    221,047       0.0%
    Nippon Paint Holdings Co., Ltd.                               13,400    472,734       0.1%
    Nippon Paper Industries Co., Ltd.                              3,500     69,630       0.0%
    Nippon Parking Development Co., Ltd.                          15,600     22,879       0.0%
    Nippon Pillar Packing Co., Ltd.                                  800     12,258       0.0%
    Nippon Piston Ring Co., Ltd.                                     900     19,326       0.0%
    Nippon Road Co., Ltd. (The)                                      500     28,809       0.0%
    Nippon Seiki Co., Ltd.                                         3,000     69,519       0.0%
#*  Nippon Sharyo, Ltd.                                            8,000     22,607       0.0%
    Nippon Shinyaku Co., Ltd.                                      2,600    184,257       0.0%
    Nippon Shokubai Co., Ltd.                                      2,400    181,034       0.0%
    Nippon Signal Co., Ltd.                                        6,200     68,429       0.0%
    Nippon Soda Co., Ltd.                                         14,000     87,589       0.0%
    Nippon Steel & Sumikin Bussan Corp.                            1,700     93,859       0.0%
    Nippon Suisan Kaisha, Ltd.                                    40,600    248,413       0.1%
    Nippon Telegraph & Telephone Corp.                            18,600    899,264       0.1%
    Nippon Thompson Co., Ltd.                                      5,600     32,622       0.0%
    Nippon Valqua Industries, Ltd.                                   600     13,920       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                                   2,000      4,420       0.0%
    Nipro Corp.                                                   17,900    260,965       0.1%
    Nishi-Nippon Financial Holdings, Inc.                          9,800    114,351       0.0%
    Nishi-Nippon Railroad Co., Ltd.                                4,000    106,930       0.0%
    Nishimatsu Construction Co., Ltd.                              5,000    150,951       0.0%
    Nishimatsuya Chain Co., Ltd.                                   4,600     50,627       0.0%
    Nishio Rent All Co., Ltd.                                      2,200     76,820       0.0%
    Nissan Chemical Industries, Ltd.                               7,100    264,826       0.1%
    Nissan Motor Co., Ltd.                                       132,500  1,288,612       0.2%
    Nissan Shatai Co., Ltd.                                        6,800     72,764       0.0%
    Nissei ASB Machine Co., Ltd.                                     600     26,663       0.0%
    Nissei Build Kogyo Co., Ltd.                                   3,000     34,237       0.0%
    Nissei Plastic Industrial Co., Ltd.                            1,200     16,004       0.0%
#   Nissha Co., Ltd.                                                 900     28,950       0.0%
    Nisshin Fudosan Co.                                            3,300     23,224       0.0%
    Nisshin Oillio Group, Ltd. (The)                               3,000     98,480       0.0%
    Nisshin Seifun Group, Inc.                                     6,280    110,367       0.0%
    Nisshinbo Holdings, Inc.                                      10,304    123,726       0.0%
    Nissin Electric Co., Ltd.                                      6,000     73,445       0.0%
#   Nissin Foods Holdings Co., Ltd.                                1,300     81,857       0.0%
    Nissin Kogyo Co., Ltd.                                         2,100     38,912       0.0%
    Nissin Sugar Co., Ltd.                                         2,000     36,352       0.0%
    Nissui Pharmaceutical Co., Ltd.                                1,700     22,140       0.0%
    Nitori Holdings Co., Ltd.                                      2,800    406,928       0.1%
    Nitta Corp.                                                      800     32,998       0.0%
    Nittetsu Mining Co., Ltd.                                        700     51,910       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Nitto Boseki Co., Ltd.                                        1,600 $ 53,774       0.0%
    Nitto Denko Corp.                                             6,200  576,524       0.1%
    Nitto Kogyo Corp.                                             2,500   42,850       0.0%
    Nitto Kohki Co., Ltd.                                           700   17,344       0.0%
    Nittoc Construction Co., Ltd.                                 1,700    9,257       0.0%
    Noda Corp.                                                    1,400   16,335       0.0%
#   Noevir Holdings Co., Ltd.                                     1,200   72,374       0.0%
    NOF Corp.                                                     6,000  173,402       0.0%
    Nohmi Bosai, Ltd.                                             3,000   50,621       0.0%
    Nojima Corp.                                                  3,700   86,280       0.0%
    NOK Corp.                                                     4,600  112,989       0.0%
    Nomura Co., Ltd.                                              3,500   73,042       0.0%
    Nomura Holdings, Inc.                                        61,000  349,089       0.1%
#   Nomura Holdings, Inc. Sponsored ADR                          48,288  272,344       0.1%
    Nomura Real Estate Holdings, Inc.                            18,500  407,195       0.1%
    Nomura Research Institute, Ltd.                               4,422  187,471       0.0%
    Noritake Co., Ltd.                                            1,000   48,197       0.0%
#   Noritsu Koki Co., Ltd.                                          900   13,933       0.0%
    Noritz Corp.                                                  3,000   55,121       0.0%
    NS Solutions Corp.                                            3,400   82,652       0.0%
    NSD Co., Ltd.                                                 2,300   46,041       0.0%
    NSK, Ltd.                                                    18,200  262,052       0.1%
    NTN Corp.                                                    36,800  178,748       0.0%
    NTT Data Corp.                                               23,500  273,699       0.1%
    NTT DOCOMO, Inc.                                             38,000  920,312       0.1%
#   NTT DOCOMO, Inc. Sponsored ADR                                6,786  164,968       0.0%
    NTT Urban Development Corp.                                   6,000   62,104       0.0%
    Nuflare Technology, Inc.                                        600   31,072       0.0%
    Obara Group, Inc.                                             1,100   63,632       0.0%
    Obayashi Corp.                                               55,600  727,987       0.1%
    Obic Co., Ltd.                                                1,400   92,668       0.0%
    Odakyu Electric Railway Co., Ltd.                            11,000  215,185       0.0%
    Oenon Holdings, Inc.                                          5,000   14,572       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                               2,300   65,660       0.0%
#   Ohara, Inc.                                                     300    5,879       0.0%
    Ohashi Technica, Inc.                                         1,000   14,826       0.0%
    Ohsho Food Service Corp.                                        600   25,086       0.0%
    Oiles Corp.                                                   1,800   35,433       0.0%
    Oita Bank, Ltd. (The)                                         1,000   40,484       0.0%
    Oji Holdings Corp.                                           38,000  222,718       0.0%
    Okabe Co., Ltd.                                               4,100   39,316       0.0%
    Okamoto Industries, Inc.                                      6,000   65,282       0.0%
    Okamura Corp.                                                 8,300   93,113       0.0%
    Okasan Securities Group, Inc.                                19,000  117,204       0.0%
    Oki Electric Industry Co., Ltd.                               8,000  111,757       0.0%
#   Okinawa Cellular Telephone Co.                                  700   24,273       0.0%
    OKUMA Corp.                                                   1,800  110,642       0.0%
    Okumura Corp.                                                 3,200  122,496       0.0%
    Okura Industrial Co., Ltd.                                    2,000   13,557       0.0%
    Okuwa Co., Ltd.                                               2,000   20,260       0.0%
    Olympus Corp.                                                13,100  487,512       0.1%
    Omron Corp.                                                   4,500  252,160       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Ono Pharmaceutical Co., Ltd.                                  7,800 $178,769       0.0%
    Onoken Co., Ltd.                                              1,100   18,709       0.0%
    Onward Holdings Co., Ltd.                                    14,000  118,035       0.0%
    Open House Co., Ltd.                                          3,800  146,479       0.0%
#   OPT Holding, Inc.                                             1,200   13,042       0.0%
    Oracle Corp.                                                  2,000  169,231       0.0%
    Organo Corp.                                                    400   10,584       0.0%
#   Orient Corp.                                                 45,600   73,896       0.0%
    Oriental Land Co., Ltd.                                       5,600  447,906       0.1%
    Origin Electric Co., Ltd.                                       400    7,207       0.0%
    Osaka Gas Co., Ltd.                                          17,200  333,148       0.1%
#   Osaka Soda Co., Ltd.                                            800   21,003       0.0%
    Osaki Electric Co., Ltd.                                      4,000   29,330       0.0%
#   OSG Corp.                                                     8,700  188,310       0.0%
    OSJB Holdings Corp.                                          11,900   36,891       0.0%
    Otsuka Corp.                                                  3,100  211,322       0.0%
    Otsuka Holdings Co., Ltd.                                     4,200  175,453       0.0%
    Otsuka Kagu, Ltd.                                             2,600   20,524       0.0%
    Outsourcing, Inc.                                            10,000  137,861       0.0%
    Oyo Corp.                                                     2,100   32,057       0.0%
    Pacific Industrial Co., Ltd.                                  2,100   27,306       0.0%
    Pack Corp. (The)                                                700   24,324       0.0%
    PAL GROUP Holdings Co., Ltd.                                  1,100   31,270       0.0%
    PALTAC Corp.                                                  2,000   79,432       0.0%
    Panasonic Corp.                                              62,600  945,220       0.1%
#   Panasonic Corp. Sponsored ADR                                24,160  373,755       0.1%
    Paraca, Inc.                                                    900   18,985       0.0%
    Paramount Bed Holdings Co., Ltd.                              1,500   66,149       0.0%
    Parco Co., Ltd.                                               2,200   29,368       0.0%
    Paris Miki Holdings, Inc.                                     2,800   11,677       0.0%
#   Park24 Co., Ltd.                                             10,400  240,399       0.1%
#   Pasona Group, Inc.                                            2,000   28,161       0.0%
#   PC Depot Corp.                                                3,840   29,309       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.                3,200   21,417       0.0%
    Penta-Ocean Construction Co., Ltd.                           32,600  215,668       0.0%
#   Pepper Food Service Co., Ltd.                                   600   35,392       0.0%
#*  PeptiDream, Inc.                                              5,000  158,668       0.0%
    Persol Holdings Co., Ltd.                                    18,600  461,199       0.1%
    Pigeon Corp.                                                 13,300  471,989       0.1%
    Pilot Corp.                                                   2,900  146,623       0.0%
    Piolax, Inc.                                                  1,500   41,498       0.0%
#*  Pioneer Corp.                                                44,000   85,202       0.0%
    Plant Co., Ltd.                                               1,200   13,636       0.0%
    Plenus Co., Ltd.                                              1,100   22,408       0.0%
    Pocket Card Co., Ltd.                                         3,300   31,177       0.0%
    Pola Orbis Holdings, Inc.                                     4,000  127,498       0.0%
    Poletowin Pitcrew Holdings, Inc.                              1,600   25,631       0.0%
    Press Kogyo Co., Ltd.                                         6,000   33,748       0.0%
    Pressance Corp.                                               4,300   57,915       0.0%
    Prestige International, Inc.                                  3,700   39,913       0.0%
    Pronexus, Inc.                                                  600    7,281       0.0%
    PS Mitsubishi Construction Co., Ltd.                          4,900   31,335       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Qol Co., Ltd.                                                 1,800 $   33,105       0.0%
    Quick Co., Ltd.                                                 800     13,848       0.0%
    Raito Kogyo Co., Ltd.                                         5,500     56,195       0.0%
    Rakuten, Inc.                                                31,500    337,075       0.1%
    Recruit Holdings Co., Ltd.                                   44,000  1,078,776       0.2%
    Relia, Inc.                                                   1,400     16,470       0.0%
    Relo Group, Inc.                                             14,100    349,081       0.1%
    Renaissance, Inc.                                               700     10,415       0.0%
    Rengo Co., Ltd.                                              21,900    143,423       0.0%
*   Renown, Inc.                                                 11,600     20,364       0.0%
    Resona Holdings, Inc.                                        52,300    282,699       0.1%
    Rhythm Watch Co., Ltd.                                          900     18,833       0.0%
    Ricoh Co., Ltd.                                              28,100    260,763       0.1%
    Ricoh Leasing Co., Ltd.                                       2,300     82,652       0.0%
#   Right On Co., Ltd.                                            1,300     10,791       0.0%
    Riken Keiki Co., Ltd.                                         1,500     32,422       0.0%
    Rinnai Corp.                                                  1,000     85,682       0.0%
    Rion Co., Ltd.                                                  700     13,729       0.0%
    Riso Kagaku Corp.                                             2,100     40,250       0.0%
#   Riso Kyoiku Co., Ltd.                                         2,900     23,065       0.0%
#   Rock Field Co., Ltd.                                          1,200     21,114       0.0%
    Rohto Pharmaceutical Co., Ltd.                                6,500    150,037       0.0%
    Rokko Butter Co., Ltd.                                        1,000     22,470       0.0%
    Roland DG Corp.                                               1,200     33,201       0.0%
#   Rorze Corp.                                                   1,000     26,479       0.0%
    Round One Corp.                                               4,500     58,152       0.0%
    RS Technologies Co., Ltd.                                       600     22,228       0.0%
    Ryobi, Ltd.                                                   2,400     61,809       0.0%
    Ryoden Corp.                                                  1,000     15,517       0.0%
    Ryohin Keikaku Co., Ltd.                                      1,400    412,996       0.1%
    Ryosan Co., Ltd.                                              2,600    105,530       0.0%
    S Foods, Inc.                                                   600     22,818       0.0%
    Sac's Bar Holdings, Inc.                                      1,600     19,499       0.0%
    Saizeriya Co., Ltd.                                           1,800     55,526       0.0%
    Sakai Chemical Industry Co., Ltd.                             2,200     55,017       0.0%
    Sakai Moving Service Co., Ltd.                                  700     40,675       0.0%
    Sakata INX Corp.                                              3,000     57,855       0.0%
    Sakura Internet, Inc.                                         3,000     23,028       0.0%
#   Sala Corp.                                                    1,800     12,048       0.0%
    San Holdings, Inc.                                            1,000     25,793       0.0%
    San-A Co., Ltd.                                               1,400     64,426       0.0%
    San-Ai Oil Co., Ltd.                                         11,000    131,379       0.0%
    San-In Godo Bank, Ltd. (The)                                  7,400     68,055       0.0%
*   Sanden Holdings Corp.                                         1,400     28,463       0.0%
    Sangetsu Corp.                                                4,500     82,818       0.0%
    Sanken Electric Co., Ltd.                                    12,000     75,457       0.0%
    Sanki Engineering Co., Ltd.                                   6,300     72,505       0.0%
    Sankyo Co., Ltd.                                              3,600    116,199       0.0%
    Sankyo Frontier Co., Ltd.                                     1,000     25,611       0.0%
    Sankyo Tateyama, Inc.                                         1,400     20,453       0.0%
    Sankyu, Inc.                                                  5,800    239,791       0.1%
    Sanoh Industrial Co., Ltd.                                    1,100      9,725       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
#   Sanrio Co., Ltd.                                               2,600 $   43,059       0.0%
    Sanshin Electronics Co., Ltd.                                  2,400     36,452       0.0%
    Santen Pharmaceutical Co., Ltd.                               17,300    274,901       0.1%
    Sanwa Holdings Corp.                                          48,700    610,712       0.1%
    Sanyo Chemical Industries, Ltd.                                1,400     73,528       0.0%
    Sanyo Denki Co., Ltd.                                            800     53,131       0.0%
    Sanyo Electric Railway Co., Ltd.                               1,400     35,528       0.0%
    Sanyo Housing Nagoya Co., Ltd.                                 1,700     18,506       0.0%
    Sanyo Shokai, Ltd.                                               900     16,587       0.0%
    Sanyo Trading Co., Ltd.                                          700     18,137       0.0%
    Sapporo Holdings, Ltd.                                         6,600    209,145       0.0%
    Sato Holdings Corp.                                            3,900     94,894       0.0%
    Sawada Holdings Co., Ltd.                                      1,300     11,600       0.0%
    Sawai Pharmaceutical Co., Ltd.                                 2,000    113,441       0.0%
    SBI Holdings, Inc.                                            30,800    486,076       0.1%
#   Scala, Inc.                                                    2,600     18,246       0.0%
    SCREEN Holdings Co., Ltd.                                      5,100    399,731       0.1%
    SCSK Corp.                                                     1,743     75,165       0.0%
    Secom Co., Ltd.                                               10,800    822,334       0.1%
    Seed Co., Ltd.                                                   700     22,371       0.0%
    Sega Sammy Holdings, Inc.                                     14,100    198,490       0.0%
    Seibu Holdings, Inc.                                           7,000    125,144       0.0%
    Seika Corp.                                                    1,000     26,517       0.0%
    Seikitokyu Kogyo Co., Ltd.                                     2,600     14,745       0.0%
    Seiko Epson Corp.                                             11,900    283,973       0.1%
#   Seiko Holdings Corp.                                           2,200     54,924       0.0%
    Seino Holdings Co., Ltd.                                       7,800    113,797       0.0%
    Seiren Co., Ltd.                                               4,800     83,777       0.0%
    Sekisui House, Ltd.                                           30,700    574,043       0.1%
    Sekisui Jushi Corp.                                            2,000     44,669       0.0%
    Sekisui Plastics Co., Ltd.                                     2,500     32,858       0.0%
    Senko Group Holdings Co., Ltd.                                11,720     85,001       0.0%
    Senshu Ikeda Holdings, Inc.                                   15,400     59,459       0.0%
    Senshukai Co., Ltd.                                            3,000     18,569       0.0%
#   Septeni Holdings Co., Ltd.                                     9,500     26,762       0.0%
    Seria Co., Ltd.                                                2,800    159,331       0.0%
    Seven & I Holdings Co., Ltd.                                  30,200  1,217,194       0.2%
#   Seven Bank, Ltd.                                             114,200    422,345       0.1%
    SFP Holdings Co., Ltd.                                           900     14,641       0.0%
#*  Sharp Corp.                                                    2,400     76,349       0.0%
    Shibaura Electronics Co., Ltd.                                   400     16,335       0.0%
    Shibuya Corp.                                                  2,100     80,615       0.0%
#   Shiga Bank, Ltd. (The)                                        14,000     80,369       0.0%
    Shikoku Bank, Ltd. (The)                                       2,400     37,492       0.0%
    Shikoku Chemicals Corp.                                        4,000     66,571       0.0%
    Shima Seiki Manufacturing, Ltd.                                1,700     95,592       0.0%
    Shimachu Co., Ltd.                                             3,700    104,204       0.0%
    Shimadzu Corp.                                                12,000    249,505       0.1%
    Shimamura Co., Ltd.                                            1,200    133,690       0.0%
    Shimano, Inc.                                                  2,400    328,419       0.1%
#   Shimizu Bank, Ltd. (The)                                       1,200     40,321       0.0%
    Shimizu Corp.                                                 46,000    541,438       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Shin Nippon Air Technologies Co., Ltd.                          300 $    4,309       0.0%
    Shin-Etsu Chemical Co., Ltd.                                  7,600    801,505       0.1%
    Shin-Etsu Polymer Co., Ltd.                                   7,600     81,289       0.0%
    Shinagawa Refractories Co., Ltd.                                400     13,531       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                     300     20,479       0.0%
#*  Shinkawa, Ltd.                                                3,200     24,580       0.0%
    Shinko Plantech Co., Ltd.                                     5,600     48,352       0.0%
    Shinko Shoji Co., Ltd.                                        1,000     18,554       0.0%
    Shinmaywa Industries, Ltd.                                   10,000     98,388       0.0%
    Shinnihon Corp.                                               3,200     28,443       0.0%
#   Shinoken Group Co., Ltd.                                      1,400     34,395       0.0%
    Shinsei Bank, Ltd.                                           10,900    183,946       0.0%
    Shinsho Corp.                                                   800     23,034       0.0%
    Shinwa Co. Ltd.                                                 600     13,633       0.0%
    Shionogi & Co., Ltd.                                          8,700    468,382       0.1%
    Ship Healthcare Holdings, Inc.                                4,600    143,851       0.0%
    Shiseido Co., Ltd.                                           26,900  1,109,559       0.2%
#   Shizuoka Bank, Ltd. (The)                                    14,000    136,243       0.0%
    Shizuoka Gas Co., Ltd.                                        6,500     50,787       0.0%
    Shoei Co., Ltd.                                                 800     26,859       0.0%
    Shoei Foods Corp.                                               900     36,238       0.0%
    Shofu, Inc.                                                   1,900     22,894       0.0%
    Showa Corp.                                                   4,300     56,363       0.0%
    Showa Denko K.K.                                             10,700    358,524       0.1%
    Showa Sangyo Co., Ltd.                                        1,800     46,942       0.0%
    Showa Shell Sekiyu K.K.                                      28,400    335,042       0.1%
    Sinanen Holdings Co., Ltd.                                      800     17,888       0.0%
    Sinfonia Technology Co., Ltd.                                11,000     44,766       0.0%
    Sinko Industries, Ltd.                                        1,300     21,166       0.0%
    Sintokogio, Ltd.                                              4,000     46,552       0.0%
    SKY Perfect JSAT Holdings, Inc.                              15,300     70,942       0.0%
    Skylark Co., Ltd.                                             9,400    140,597       0.0%
    SMC Corp.                                                     1,100    420,816       0.1%
    SMK Corp.                                                     4,000     18,904       0.0%
    SMS Co., Ltd.                                                 2,600     78,323       0.0%
#   Sodick Co., Ltd.                                              3,900     53,969       0.0%
    SoftBank Group Corp.                                         32,984  2,923,148       0.4%
#   Softbank Technology Corp.                                     1,200     22,418       0.0%
    Sogo Medical Co., Ltd.                                        1,000     55,487       0.0%
    Sohgo Security Services Co., Ltd.                             3,900    187,894       0.0%
    Sompo Holdings, Inc.                                         12,700    510,479       0.1%
    Sony Financial Holdings, Inc.                                 4,200     69,777       0.0%
    Sotetsu Holdings, Inc.                                        4,000    103,199       0.0%
#   Sparx Group Co., Ltd.                                         7,000     17,260       0.0%
    Square Enix Holdings Co., Ltd.                                5,100    205,660       0.0%
    SRA Holdings                                                    400     11,400       0.0%
    Srg Takamiya Co., Ltd.                                        3,400     20,675       0.0%
    SRS Holdings Co., Ltd.                                        2,600     21,143       0.0%
    ST Corp.                                                        700     17,336       0.0%
    St Marc Holdings Co., Ltd.                                    1,200     36,261       0.0%
    Star Micronics Co., Ltd.                                      3,000     52,890       0.0%
    Start Today Co., Ltd.                                        10,700    293,069       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Starts Corp., Inc.                                             3,500 $   94,924       0.0%
    Stella Chemifa Corp.                                           1,700     65,544       0.0%
    Studio Alice Co., Ltd.                                         1,400     32,390       0.0%
    Subaru Corp.                                                  24,900    860,272       0.1%
    Sugi Holdings Co., Ltd.                                        2,600    131,955       0.0%
#   Sumida Corp.                                                   1,700     29,669       0.0%
    Suminoe Textile Co., Ltd.                                      5,000     14,077       0.0%
    Sumitomo Bakelite Co., Ltd.                                   20,000    162,644       0.0%
    Sumitomo Chemical Co., Ltd.                                  163,231  1,147,163       0.2%
#   Sumitomo Dainippon Pharma Co., Ltd.                            8,400    119,887       0.0%
    Sumitomo Densetsu Co., Ltd.                                    2,100     42,579       0.0%
    Sumitomo Electric Industries, Ltd.                            19,300    328,589       0.1%
    Sumitomo Forestry Co., Ltd.                                   10,600    178,505       0.0%
    Sumitomo Heavy Industries, Ltd.                               11,400    478,965       0.1%
    Sumitomo Metal Mining Co., Ltd.                               10,500    414,242       0.1%
    Sumitomo Mitsui Construction Co., Ltd.                        19,100    117,667       0.0%
    Sumitomo Mitsui Financial Group, Inc.                         40,300  1,614,528       0.2%
    Sumitomo Mitsui Trust Holdings, Inc.                          10,300    406,539       0.1%
    Sumitomo Realty & Development Co., Ltd.                       14,000    468,891       0.1%
    Sumitomo Riko Co., Ltd.                                        2,900     28,166       0.0%
    Sumitomo Seika Chemicals Co., Ltd.                               800     42,502       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                            12,000     82,368       0.0%
    Sun Frontier Fudousan Co., Ltd.                                2,700     32,507       0.0%
    Sundrug Co., Ltd.                                              3,800    165,370       0.0%
    Suntory Beverage & Food, Ltd.                                  5,200    239,264       0.1%
    Suruga Bank, Ltd.                                              4,800    109,289       0.0%
    Suzuken Co., Ltd.                                              6,590    237,555       0.0%
    Suzuki Motor Corp.                                            15,900    870,895       0.1%
*   SWCC Showa Holdings Co., Ltd.                                  2,900     27,104       0.0%
    Sysmex Corp.                                                   7,100    485,922       0.1%
    Systena Corp.                                                  1,700     52,712       0.0%
    T Hasegawa Co., Ltd.                                             400      8,126       0.0%
    T RAD Co., Ltd.                                                  300     12,451       0.0%
    T&D Holdings, Inc.                                            27,400    427,458       0.1%
#   T&K Toka Co., Ltd.                                             1,000     11,644       0.0%
    T-Gaia Corp.                                                   2,700     54,946       0.0%
    Tachi-S Co., Ltd.                                              1,500     28,176       0.0%
    Tachibana Eletech Co., Ltd.                                    1,000     16,944       0.0%
#   Tadano, Ltd.                                                  10,100    153,929       0.0%
    Taihei Dengyo Kaisha, Ltd.                                     1,500     38,300       0.0%
    Taiho Kogyo Co., Ltd.                                          1,600     23,934       0.0%
    Taikisha, Ltd.                                                 2,500     72,810       0.0%
    Taiko Bank, Ltd. (The)                                           700     16,124       0.0%
    Taisei Corp.                                                  11,400    631,640       0.1%
    Taisho Pharmaceutical Holdings Co., Ltd.                       1,200     91,388       0.0%
    Taiyo Holdings Co., Ltd.                                       1,900     91,299       0.0%
    Taiyo Nippon Sanso Corp.                                       5,800     69,641       0.0%
    Takamatsu Construction Group Co., Ltd.                         2,400     65,404       0.0%
    Takano Co., Ltd.                                               1,400     15,194       0.0%
    Takaoka Toko Co., Ltd.                                         1,400     22,887       0.0%
    Takara Holdings, Inc.                                         10,400    101,733       0.0%
    Takara Leben Co., Ltd.                                        14,600     67,114       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Takara Standard Co., Ltd.                                     4,300 $   73,519       0.0%
    Takasago International Corp.                                  2,300     80,009       0.0%
    Takasago Thermal Engineering Co., Ltd.                        4,900     86,276       0.0%
    Takashimaya Co., Ltd.                                        24,000    220,822       0.0%
    Takeda Pharmaceutical Co., Ltd.                              23,200  1,308,129       0.2%
    Takeei Corp.                                                  3,000     30,263       0.0%
    Takeuchi Manufacturing Co., Ltd.                              4,600     97,444       0.0%
    Takisawa Machine Tool Co., Ltd.                               1,100     20,067       0.0%
    Takuma Co., Ltd.                                              6,000     73,812       0.0%
    Tama Home Co., Ltd.                                           2,100     13,618       0.0%
    Tamura Corp.                                                  4,000     27,367       0.0%
    Tanseisha Co., Ltd.                                           1,900     22,597       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.                     4,900     35,941       0.0%
    Tayca Corp.                                                   1,500     35,308       0.0%
    TBK Co., Ltd.                                                 3,900     17,954       0.0%
    TechMatrix Corp.                                              1,500     22,518       0.0%
    TechnoPro Holdings, Inc.                                      5,200    238,412       0.0%
#   Tecnos Japan, Inc.                                            1,300     12,696       0.0%
    Teijin, Ltd.                                                 25,000    529,131       0.1%
    Teikoku Sen-I Co., Ltd.                                       1,100     23,344       0.0%
    Tekken Corp.                                                  1,100     36,889       0.0%
    Tenma Corp.                                                   2,100     43,647       0.0%
    Terumo Corp.                                                  5,000    208,351       0.0%
    THK Co., Ltd.                                                 5,200    189,676       0.0%
    TIS, Inc.                                                     9,100    283,189       0.1%
    TKC Corp.                                                     1,500     47,214       0.0%
    Toa Corp.(6894434)                                              900      9,514       0.0%
*   Toa Corp.(6894508)                                            2,600     56,505       0.0%
    TOA ROAD Corp.                                                  300     12,339       0.0%
    Toagosei Co., Ltd.                                           10,800    140,068       0.0%
    Tobishima Corp.                                              13,200     19,700       0.0%
    Tobu Railway Co., Ltd.                                        7,200    211,225       0.0%
    TOC Co., Ltd.                                                 3,800     34,200       0.0%
#   Tocalo Co., Ltd.                                              1,900     76,669       0.0%
    Tochigi Bank, Ltd. (The)                                      5,000     22,789       0.0%
    Toda Corp.                                                   26,000    211,827       0.0%
    Toei Animation Co., Ltd.                                        400     36,203       0.0%
    Toei Co., Ltd.                                                  700     75,945       0.0%
    Toenec Corp.                                                  1,200     35,035       0.0%
    Toho Bank, Ltd. (The)                                        11,000     42,461       0.0%
    Toho Co., Ltd.(6895200)                                       6,000    198,788       0.0%
    Toho Co., Ltd.(6895211)                                         800     20,238       0.0%
    Toho Gas Co., Ltd.                                           10,600    296,361       0.1%
#   Toho Holdings Co., Ltd.                                       9,100    178,878       0.0%
#   Toho Titanium Co., Ltd.                                       4,300     38,744       0.0%
    Toho Zinc Co., Ltd.                                           1,600     77,928       0.0%
    Tohoku Bank, Ltd. (The)                                       1,300     17,923       0.0%
    Tohokushinsha Film Corp.                                      2,900     19,101       0.0%
    Tokai Carbon Co., Ltd.                                       23,100    230,835       0.0%
    Tokai Corp.                                                     900     40,399       0.0%
    TOKAI Holdings Corp.                                          7,500     59,966       0.0%
    Tokai Rika Co., Ltd.                                          2,800     58,935       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
#   Tokai Tokyo Financial Holdings, Inc.                          9,500 $   62,192       0.0%
    Token Corp.                                                   1,020    122,994       0.0%
    Tokio Marine Holdings, Inc.                                  30,300  1,306,149       0.2%
    Tokushu Tokai Paper Co., Ltd.                                 1,000     40,324       0.0%
    Tokuyama Corp.                                                1,900     53,916       0.0%
    Tokyo Broadcasting System Holdings, Inc.                      4,800     97,739       0.0%
    Tokyo Dome Corp.                                              5,700     53,523       0.0%
    Tokyo Electron Device, Ltd.                                   1,000     19,554       0.0%
    Tokyo Electron, Ltd.                                          6,300  1,109,302       0.2%
    Tokyo Energy & Systems, Inc.                                  2,000     23,274       0.0%
    Tokyo Gas Co., Ltd.                                          17,200    429,065       0.1%
#   Tokyo Individualized Educational Institute, Inc.              1,300     11,458       0.0%
#   Tokyo Keiki, Inc.                                             2,200     29,617       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                                    4,200    153,594       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                            1,800     28,016       0.0%
    Tokyo Seimitsu Co., Ltd.                                      2,800    111,312       0.0%
    Tokyo Tatemono Co., Ltd.                                     16,500    231,467       0.0%
    Tokyo TY Financial Group, Inc.                                1,485     40,100       0.0%
    Tokyotokeiba Co., Ltd.                                          700     21,301       0.0%
    Tokyu Construction Co., Ltd.                                  8,900     78,380       0.0%
    Tokyu Corp.                                                  20,983    317,404       0.1%
    Tokyu Fudosan Holdings Corp.                                 74,400    487,774       0.1%
    Tokyu Recreation Co., Ltd.                                    3,000     24,329       0.0%
    Toli Corp.                                                    4,700     17,086       0.0%
    Tomato Bank, Ltd.                                             1,400     19,539       0.0%
    Tomoe Corp.                                                   6,200     25,773       0.0%
    TOMONY Holdings, Inc.                                         8,700     41,901       0.0%
    Tomy Co., Ltd.                                                8,700    140,760       0.0%
    Tonami Holdings Co., Ltd.                                       300     14,947       0.0%
    Topcon Corp.                                                  9,200    194,521       0.0%
    Toppan Forms Co., Ltd.                                        6,400     66,226       0.0%
    Toppan Printing Co., Ltd.                                    23,000    233,996       0.0%
    Topre Corp.                                                   2,800     82,452       0.0%
    Topy Industries, Ltd.                                         2,000     68,332       0.0%
    Toray Industries, Inc.                                       57,107    578,017       0.1%
    Toridoll Holdings Corp.                                       1,400     44,957       0.0%
    Torigoe Co., Ltd. (The)                                       2,000     16,436       0.0%
#   Torikizoku Co., Ltd.                                          1,000     27,027       0.0%
    Torishima Pump Manufacturing Co., Ltd.                        1,100     11,418       0.0%
    Tosei Corp.                                                   3,900     38,412       0.0%
#*  Toshiba Corp.                                                60,000    173,464       0.0%
    Toshiba Machine Co., Ltd.                                    14,000     86,928       0.0%
    Toshiba Plant Systems & Services Corp.                        3,300     56,923       0.0%
    Toshiba TEC Corp.                                            17,000     99,147       0.0%
    Tosho Printing Co., Ltd.                                      2,500     24,071       0.0%
    Tosoh Corp.                                                   5,000    107,904       0.0%
    Totetsu Kogyo Co., Ltd.                                       2,500     83,717       0.0%
    TOTO, Ltd.                                                    7,400    362,408       0.1%
    Tottori Bank, Ltd. (The)                                      1,400     22,442       0.0%
    Towa Corp.                                                    2,800     48,487       0.0%
    Towa Pharmaceutical Co., Ltd.                                   900     46,548       0.0%
    Toyo Construction Co., Ltd.                                   9,000     45,560       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Toyo Corp.                                                    2,500 $   23,355       0.0%
    Toyo Denki Seizo K.K.                                         1,300     23,085       0.0%
#   Toyo Engineering Corp.                                        3,500     41,839       0.0%
    Toyo Ink SC Holdings Co., Ltd.                               33,000    194,344       0.0%
    Toyo Kanetsu K.K.                                             1,600     60,609       0.0%
    Toyo Kohan Co., Ltd.                                          7,500     32,068       0.0%
    Toyo Securities Co., Ltd.                                     9,000     25,181       0.0%
    Toyo Seikan Group Holdings, Ltd.                             16,600    293,620       0.1%
    Toyo Suisan Kaisha, Ltd.                                      4,200    161,574       0.0%
    Toyo Tanso Co., Ltd.                                          1,200     33,877       0.0%
    Toyo Tire & Rubber Co., Ltd.                                  8,500    192,326       0.0%
    Toyo Wharf & Warehouse Co., Ltd.                                900     15,209       0.0%
    Toyobo Co., Ltd.                                              9,423    181,504       0.0%
    Toyoda Gosei Co., Ltd.                                        6,300    154,048       0.0%
    Toyota Boshoku Corp.                                          8,400    169,157       0.0%
    Toyota Industries Corp.                                       5,100    313,913       0.1%
    Toyota Motor Corp.                                           66,919  4,150,721       0.6%
#   Toyota Motor Corp. Sponsored ADR                             17,953  2,226,172       0.3%
    TPR Co., Ltd.                                                 2,400     84,846       0.0%
    Trancom Co., Ltd.                                               800     48,609       0.0%
    Transcosmos, Inc.                                             2,500     58,302       0.0%
    Trend Micro, Inc.                                             5,700    305,655       0.1%
    Tri Chemical Laboratories, Inc.                                 800     28,250       0.0%
    Trusco Nakayama Corp.                                         4,100    104,899       0.0%
    Trust Tech, Inc.                                                800     23,299       0.0%
    TS Tech Co., Ltd.                                             8,000    286,511       0.1%
    TSI Holdings Co., Ltd.                                        9,100     76,270       0.0%
    Tsubaki Nakashima Co., Ltd.                                   1,800     41,506       0.0%
    Tsubakimoto Chain Co.                                        14,000    120,650       0.0%
    Tsubakimoto Kogyo Co., Ltd.                                     600     15,520       0.0%
#   Tsugami Corp.                                                 4,000     38,524       0.0%
    Tsukada Global Holdings, Inc.                                 4,200     21,565       0.0%
    Tsukuba Bank, Ltd.                                            5,900     21,823       0.0%
#   Tsukui Corp.                                                  8,000     57,559       0.0%
    Tsuruha Holdings, Inc.                                        1,600    198,372       0.0%
    Tsurumi Manufacturing Co., Ltd.                               1,900     32,202       0.0%
    Tsutsumi Jewelry Co., Ltd.                                    1,200     21,221       0.0%
    TV Asahi Holdings Corp.                                       3,200     64,442       0.0%
    Tv Tokyo Holdings Corp.                                         700     14,652       0.0%
#*  U-Shin, Ltd.                                                  2,100     14,186       0.0%
    UACJ Corp.                                                    3,700    109,104       0.0%
    Ulvac, Inc.                                                   3,100    219,616       0.0%
    Unicharm Corp.                                               18,500    420,981       0.1%
    Uniden Holdings Corp.                                        10,000     31,827       0.0%
    Union Tool Co.                                                  500     16,164       0.0%
    Unipres Corp.                                                 2,700     72,899       0.0%
    United Arrows, Ltd.                                           2,800    104,943       0.0%
    United Super Markets Holdings, Inc.                           4,300     40,143       0.0%
#   UNITED, Inc.                                                  1,000     31,920       0.0%
    Universal Entertainment Corp.                                 1,900     61,895       0.0%
    Unizo Holdings Co., Ltd.                                      2,600     69,170       0.0%
    Ushio, Inc.                                                  12,900    179,062       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    USS Co., Ltd.                                                 8,800 $  177,890       0.0%
*   UT Group Co., Ltd.                                            1,800     36,900       0.0%
#   V Technology Co., Ltd.                                          300     52,499       0.0%
    Valor Holdings Co., Ltd.                                      4,700    106,892       0.0%
    Vector, Inc.                                                  2,000     26,445       0.0%
    VIA Holdings, Inc.                                            1,700     12,351       0.0%
#*  Vision, Inc.                                                  1,000     23,893       0.0%
    Vital KSK Holdings, Inc.                                      3,700     30,042       0.0%
    Voyage Group, Inc.                                            1,100     14,043       0.0%
#   VT Holdings Co., Ltd.                                         8,900     48,448       0.0%
#   W-Scope Corp.                                                 1,700     31,976       0.0%
    Wacoal Holdings Corp.                                         9,000    257,245       0.1%
    Wakachiku Construction Co., Ltd.                              1,200     20,033       0.0%
    Wakita & Co., Ltd.                                            4,700     57,818       0.0%
    Watahan & Co., Ltd.                                             800     17,871       0.0%
    WATAMI Co., Ltd.                                              1,700     22,169       0.0%
    Weathernews, Inc.                                               500     16,161       0.0%
    Welcia Holdings Co., Ltd.                                     3,200    121,447       0.0%
    West Japan Railway Co.                                        2,600    183,341       0.0%
#   WirelessGate, Inc.                                            1,100     11,960       0.0%
    World Holdings Co., Ltd.                                      1,000     32,178       0.0%
    Wowow, Inc.                                                   1,300     40,526       0.0%
    Xebio Holdings Co., Ltd.                                      2,400     45,944       0.0%
#   YA-MAN, Ltd.                                                  4,000     46,534       0.0%
    Yahagi Construction Co., Ltd.                                 3,600     32,603       0.0%
#   Yahoo Japan Corp.                                            50,000    223,543       0.0%
    Yaizu Suisankagaku Industry Co., Ltd.                           200      2,151       0.0%
    Yakult Honsha Co., Ltd.                                       3,200    264,570       0.1%
    Yakuodo Co., Ltd.                                               800     22,406       0.0%
    YAMABIKO Corp.                                                4,800     65,317       0.0%
#   Yamada Denki Co., Ltd.                                       34,500    183,512       0.0%
#   Yamagata Bank, Ltd. (The)                                     2,000     47,104       0.0%
    Yamaguchi Financial Group, Inc.                               9,000    109,019       0.0%
    Yamaha Corp.                                                  5,100    200,388       0.0%
    Yamaha Motor Co., Ltd.                                       17,800    534,224       0.1%
    Yamaichi Electronics Co., Ltd.                                3,500     72,706       0.0%
    Yamanashi Chuo Bank, Ltd. (The)                               9,000     40,084       0.0%
    Yamatane Corp.                                                  800     14,290       0.0%
    Yamato Corp.                                                  2,800     20,761       0.0%
    Yamato Holdings Co., Ltd.                                    17,000    347,578       0.1%
    Yamazaki Baking Co., Ltd.                                    14,300    257,399       0.1%
    Yamazen Corp.                                                 3,900     44,589       0.0%
    Yaoko Co., Ltd.                                               2,400    117,799       0.0%
#   Yaskawa Electric Corp.                                       30,300  1,085,672       0.2%
    Yasuda Logistics Corp.                                        1,500     12,525       0.0%
    Yasunaga Corp.                                                1,200     36,168       0.0%
    Yellow Hat, Ltd.                                              1,600     49,092       0.0%
    Yodogawa Steel Works, Ltd.                                    3,100     90,798       0.0%
    Yokogawa Bridge Holdings Corp.                                3,400     72,506       0.0%
    Yokogawa Electric Corp.                                      19,500    370,426       0.1%
    Yokohama Reito Co., Ltd.                                      4,500     42,798       0.0%
    Yokowo Co., Ltd.                                              1,600     20,889       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
JAPAN -- (Continued)
    Yomeishu Seizo Co., Ltd.                                         800 $     15,941       0.0%
    Yomiuri Land Co., Ltd.                                           300       12,604       0.0%
    Yondenko Corp.                                                   400       11,138       0.0%
    Yondoshi Holdings, Inc.                                        1,200       33,007       0.0%
    Yorozu Corp.                                                   1,300       26,449       0.0%
    Yoshinoya Holdings Co., Ltd.                                     900       14,969       0.0%
    Yuasa Trading Co., Ltd.                                        1,500       55,302       0.0%
#   Yume No Machi Souzou Iinkai Co., Ltd.                          1,100       15,467       0.0%
#   Yumeshin Holdings Co., Ltd.                                    7,200       50,804       0.0%
    Yurtec Corp.                                                   6,000       52,430       0.0%
    Zenkoku Hosho Co., Ltd.                                        3,800      156,137       0.0%
    Zenrin Co., Ltd.                                               2,500       79,438       0.0%
    Zensho Holdings Co., Ltd.                                      7,500      139,012       0.0%
    Zeon Corp.                                                    20,000      266,274       0.1%
    ZERIA Pharmaceutical Co., Ltd.                                 1,100       19,276       0.0%
*   ZIGExN Co., Ltd.                                               2,000       27,557       0.0%
#   Zojirushi Corp.                                                4,200       37,908       0.0%
    Zuken, Inc.                                                    1,000       17,784       0.0%
                                                                         ------------      ----
TOTAL JAPAN                                                               186,654,353      24.1%
                                                                         ------------      ----
NETHERLANDS -- (3.4%)
    Aalberts Industries NV                                        10,371      511,402       0.1%
    ABN AMRO Group NV                                             26,929      831,685       0.1%
    Accell Group                                                   1,885       57,568       0.0%
    Aegon NV                                                     133,755      789,670       0.1%
    Akzo Nobel NV                                                 21,911    1,978,143       0.3%
#*  Altice NV Class A                                             16,909      318,880       0.1%
*   Altice NV Class B                                              5,130       96,722       0.0%
    AMG Advanced Metallurgical Group NV                            1,481       70,881       0.0%
    Amsterdam Commodities NV                                       2,015       56,525       0.0%
    APERAM SA                                                      4,891      263,002       0.0%
    Arcadis NV                                                     6,829      157,857       0.0%
    ASM International NV                                           2,043      136,910       0.0%
    ASML Holding NV(B929F46)                                       3,597      648,988       0.1%
    ASML Holding NV(B908F01)                                       3,404      615,273       0.1%
    BE Semiconductor Industries NV                                 3,607      283,446       0.0%
#   Beter Bed Holding NV                                           1,161       23,757       0.0%
#   BinckBank NV                                                   5,442       27,737       0.0%
#   Brunel International NV                                        2,332       39,642       0.0%
    Coca-Cola European Partners P.L.C.                            15,863      650,682       0.1%
    Corbion NV                                                     7,314      244,382       0.0%
#   Flow Traders                                                     744       18,498       0.0%
*   Fugro NV                                                      10,466      134,915       0.0%
    Gemalto NV(B011JK4)                                            1,107       43,817       0.0%
    Gemalto NV(B9MS8P5)                                            5,344      211,491       0.0%
    GrandVision NV                                                 2,918       72,827       0.0%
*   Heijmans NV                                                    2,550       27,200       0.0%
    Heineken NV                                                    8,596      837,532       0.1%
    Hunter Douglas NV                                                379       30,688       0.0%
    IMCD Group NV                                                  3,736      234,973       0.0%
    ING Groep NV                                                  88,753    1,640,108       0.2%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
NETHERLANDS -- (Continued)
#   ING Groep NV Sponsored ADR                                    87,023 $ 1,611,666       0.2%
    KAS Bank NV                                                    1,864      21,622       0.0%
    Kendrion NV                                                    1,721      75,254       0.0%
    Koninklijke Ahold Delhaize NV                                 47,817     899,689       0.1%
    Koninklijke Ahold Delhaize NV Sponsored ADR                      839      15,776       0.0%
    Koninklijke BAM Groep NV                                      17,567      99,232       0.0%
    Koninklijke DSM NV                                            13,053   1,113,651       0.2%
    Koninklijke KPN NV                                           352,405   1,212,580       0.2%
    Koninklijke Philips NV(500472303)                             15,186     619,437       0.1%
    Koninklijke Philips NV(5986622)                               27,869   1,135,743       0.2%
    Koninklijke Vopak NV                                           8,512     368,426       0.1%
*   Lucas Bols NV                                                    471      10,615       0.0%
    Nederland Apparatenfabriek                                       620      28,926       0.0%
    NN Group NV                                                   19,791     828,798       0.1%
    Ordina NV                                                     12,745      22,043       0.0%
    PostNL NV                                                     44,388     189,181       0.0%
    Randstad Holding NV                                           17,277   1,062,918       0.2%
    Refresco Group NV                                              5,625     130,057       0.0%
    RELX NV                                                       44,774   1,010,853       0.1%
    RELX NV Sponsored ADR                                          8,127     183,665       0.0%
    Sligro Food Group NV                                           2,263     101,786       0.0%
*   Telegraaf Media Groep NV                                         581       3,859       0.0%
    TKH Group NV                                                   3,983     268,213       0.0%
*   TomTom NV                                                      9,070     103,332       0.0%
#   Unilever NV(904784709)                                        46,987   2,723,366       0.4%
#   Unilever NV(B12T3J1)                                          22,626   1,314,342       0.2%
    Van Lanschot Kempen NV                                           959      29,100       0.0%
    Wessanen                                                      11,873     225,507       0.0%
    Wolters Kluwer NV                                             24,154   1,183,849       0.2%
                                                                         -----------       ---
TOTAL NETHERLANDS                                                         27,648,687       3.6%
                                                                         -----------       ---
NEW ZEALAND -- (0.4%)
*   a2 Milk Co., Ltd.                                             37,059     220,020       0.1%
    Auckland International Airport, Ltd.                          34,959     149,003       0.0%
    Chorus, Ltd.                                                  50,385     138,464       0.0%
    Chorus, Ltd. ADR                                                 880      11,943       0.0%
    Contact Energy, Ltd.                                          30,720     120,905       0.0%
    EBOS Group, Ltd.                                               5,796      69,813       0.0%
    Fisher & Paykel Healthcare Corp., Ltd.                        38,589     350,009       0.1%
    Fletcher Building, Ltd.(6341606)                              36,627     184,755       0.0%
    Fletcher Building, Ltd.(6341617)                               1,711       8,527       0.0%
#   Fonterra Co-operative Group, Ltd.                              7,350      32,034       0.0%
    Freightways, Ltd.                                             13,607      71,313       0.0%
    Gentrack Group, Ltd.                                           3,190      12,006       0.0%
    Hallenstein Glasson Holdings, Ltd.                             4,953      11,322       0.0%
    Heartland Bank, Ltd.                                          24,551      31,918       0.0%
    Infratil, Ltd.                                                52,858     116,302       0.0%
    Investore Property, Ltd.                                      12,036      11,048       0.0%
    Kathmandu Holdings, Ltd.                                       9,300      15,286       0.0%
    Mainfreight, Ltd.                                              4,854      81,252       0.0%
    Mercury NZ, Ltd.                                              25,398      57,176       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
NEW ZEALAND -- (Continued)
#   Meridian Energy, Ltd.                                         52,341 $  102,112       0.0%
    Metlifecare, Ltd.                                              6,336     25,068       0.0%
    New Zealand Refining Co., Ltd. (The)                          11,163     19,253       0.0%
    NZME, Ltd.                                                     3,265      2,052       0.0%
    NZX, Ltd.                                                     21,052     17,016       0.0%
#   Port of Tauranga, Ltd.                                        14,966     46,855       0.0%
    Restaurant Brands New Zealand, Ltd.                            6,760     31,384       0.0%
    Ryman Healthcare, Ltd.                                         6,901     43,933       0.0%
    Scales Corp., Ltd.                                            11,134     29,717       0.0%
    Skellerup Holdings, Ltd.                                      11,410     13,986       0.0%
    SKY Network Television, Ltd.                                  17,481     29,919       0.0%
    Spark New Zealand, Ltd.                                      251,037    632,492       0.1%
    Steel & Tube Holdings, Ltd.                                    4,051      5,546       0.0%
    Summerset Group Holdings, Ltd.                                13,071     43,565       0.0%
*   Synlait Milk, Ltd.                                             3,910     21,973       0.0%
    Tourism Holdings, Ltd.                                         8,447     29,357       0.0%
    Trade Me Group, Ltd.                                          36,435    112,518       0.0%
    Warehouse Group, Ltd. (The)                                    5,791      8,365       0.0%
*   Xero, Ltd.                                                     3,246     76,452       0.0%
    Z Energy, Ltd.                                                67,341    339,649       0.1%
                                                                         ----------       ---
TOTAL NEW ZEALAND                                                         3,324,308       0.4%
                                                                         ----------       ---
NORWAY -- (0.7%)
    ABG Sundal Collier Holding ASA                                41,376     28,722       0.0%
    AF Gruppen ASA                                                 1,030     16,029       0.0%
*   Akastor ASA                                                   28,173     64,987       0.0%
*   Aker Solutions ASA                                            25,840    142,084       0.0%
    American Shipping Co. ASA                                      3,443      9,685       0.0%
    Atea ASA                                                      14,379    181,397       0.0%
#*  Axactor AB                                                    41,655     15,015       0.0%
    Bakkafrost P/F                                                 1,935     86,463       0.0%
    Bonheur ASA                                                    1,304     13,201       0.0%
    Borregaard ASA                                                 5,619     54,155       0.0%
#*  BW LPG, Ltd.                                                   2,364      8,887       0.0%
#*  BW Offshore, Ltd.                                             15,439     50,726       0.0%
    DNB ASA                                                       46,429    896,051       0.1%
    Ekornes ASA                                                    1,838     25,781       0.0%
    Entra ASA                                                     10,138    139,529       0.0%
    Europris ASA                                                   2,251     10,245       0.0%
#*  Fred Olsen Energy ASA                                          3,684     10,145       0.0%
#   Frontline, Ltd.                                                1,480      9,056       0.0%
    Gjensidige Forsikring ASA                                     15,577    293,139       0.1%
    Golar LNG, Ltd.                                                  568     12,002       0.0%
    Grieg Seafood ASA                                              7,968     75,659       0.0%
*   Kongsberg Automotive ASA                                      23,789     27,998       0.0%
    Kongsberg Gruppen ASA                                          1,283     23,419       0.0%
*   Kvaerner ASA                                                  14,430     27,612       0.0%
    Leroy Seafood Group ASA                                       44,640    268,084       0.1%
#   Marine Harvest ASA                                            21,388    417,699       0.1%
*   NEL ASA                                                       46,732     15,952       0.0%
#*  Nordic Nanovector ASA                                          2,120     21,713       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
NORWAY -- (Continued)
*   Nordic Semiconductor ASA                                      13,537 $   67,873       0.0%
    Norway Royal Salmon ASA                                        1,014     19,673       0.0%
*   Norwegian Finans Holding ASA                                   9,054    113,126       0.0%
    Norwegian Property ASA                                         9,038     11,113       0.0%
#   Ocean Yield ASA                                                9,743     86,854       0.0%
    Olav Thon Eiendomsselskap ASA                                    976     19,302       0.0%
    Opera Software ASA                                             7,829     22,432       0.0%
#   Orkla ASA                                                     23,872    233,831       0.1%
#*  Petroleum Geo-Services ASA                                    30,938     50,891       0.0%
#*  Prosafe SE                                                       574      1,160       0.0%
#   Protector Forsikring ASA                                       8,545     93,118       0.0%
    Salmar ASA                                                     2,746     81,872       0.0%
    Scatec Solar ASA                                              12,257     70,513       0.0%
    Schibsted ASA Class A                                          6,229    160,598       0.0%
    Schibsted ASA Class B                                          6,784    159,201       0.0%
    Selvaag Bolig ASA                                              4,930     18,001       0.0%
    Skandiabanken ASA                                              2,187     22,180       0.0%
    SpareBank 1 SMN                                                1,079     11,207       0.0%
    SpareBank 1 SR-Bank ASA                                        9,927    109,955       0.0%
    Storebrand ASA                                                57,786    494,936       0.1%
    Subsea 7 SA                                                   37,237    627,717       0.1%
    TGS NOPEC Geophysical Co. ASA                                 17,397    399,961       0.1%
    Tomra Systems ASA                                              4,410     61,565       0.0%
    Veidekke ASA                                                   6,112     68,486       0.0%
    Wilh Wilhelmsen Holding ASA Class A                            1,249     36,587       0.0%
#   XXL ASA                                                        5,949     64,155       0.0%
                                                                         ----------       ---
TOTAL NORWAY                                                              6,051,742       0.8%
                                                                         ----------       ---
PORTUGAL -- (0.1%)
    Altri SGPS SA                                                  6,485     41,428       0.0%
    CTT-Correios de Portugal SA                                   14,273     84,035       0.0%
    Jeronimo Martins SGPS SA                                      16,347    297,011       0.1%
    Mota-Engil SGPS SA                                            25,583    102,743       0.0%
    Navigator Co. SA (The)                                        30,191    153,973       0.0%
    NOS SGPS SA                                                   31,209    186,992       0.0%
#   REN--Redes Energeticas Nacionais SGPS SA                      21,562     68,471       0.0%
    Semapa-Sociedade de Investimento e Gestao                      3,434     68,643       0.0%
    Sonae Capital SGPS SA                                         11,819     11,727       0.0%
    Sonae SGPS SA                                                108,900    130,373       0.0%
                                                                         ----------       ---
TOTAL PORTUGAL                                                            1,145,396       0.1%
                                                                         ----------       ---
SINGAPORE -- (1.1%)
    Accordia Golf Trust                                          113,300     62,346       0.0%
    Ascendas India Trust                                          36,600     30,870       0.0%
*   Banyan Tree Holdings, Ltd.                                    47,000     21,219       0.0%
    Best World International, Ltd.                                23,400     25,528       0.0%
    Boustead Projects, Ltd.                                        5,100      3,252       0.0%
    Boustead Singapore, Ltd.                                      50,700     33,520       0.0%
    Breadtalk Group, Ltd.                                         10,700     12,366       0.0%
    Bukit Sembawang Estates, Ltd.                                  5,000     23,294       0.0%
    Bund Center Investment, Ltd.                                   5,250      2,967       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
SINGAPORE -- (Continued)
    Centurion Corp., Ltd.                                         30,100 $ 12,381       0.0%
    Chip Eng Seng Corp., Ltd.                                     45,000   31,700       0.0%
    CITIC Envirotech, Ltd.                                        39,400   22,282       0.0%
    City Developments, Ltd.                                       61,400  583,108       0.1%
    ComfortDelGro Corp., Ltd.                                    106,500  157,882       0.0%
*   COSCO Shipping International Singapore Co., Ltd.             124,000   26,407       0.0%
    CSE Global, Ltd.                                              38,000   10,464       0.0%
    CWT, Ltd.                                                     21,000   35,863       0.0%
    Dairy Farm International Holdings, Ltd.                       17,200  140,673       0.0%
    DBS Group Holdings, Ltd.                                      56,694  946,708       0.1%
    Del Monte Pacific, Ltd.                                       92,600   21,068       0.0%
    Delfi, Ltd.                                                   28,200   30,622       0.0%
*   Ezion Holdings, Ltd.                                         350,280   50,624       0.0%
#*  Ezra Holdings, Ltd.                                          280,402   11,356       0.0%
    Far East Orchard, Ltd.                                        20,100   22,842       0.0%
    Food Empire Holdings, Ltd.                                    44,600   21,115       0.0%
    Frasers Centrepoint, Ltd.                                      9,000   13,731       0.0%
    Frencken Group, Ltd.                                          50,100   22,066       0.0%
    Genting Singapore P.L.C.                                     158,300  141,690       0.0%
    GL, Ltd.                                                      35,200   23,907       0.0%
    Global Logistic Properties, Ltd.                              98,500  239,933       0.0%
    Great Eastern Holdings, Ltd.                                   3,000   57,738       0.0%
    GuocoLand, Ltd.                                               17,666   31,007       0.0%
*   Halcyon Agri Corp., Ltd.                                      28,372   12,380       0.0%
    Haw Par Corp., Ltd.                                            1,700   15,214       0.0%
    Health Management International, Ltd.                         27,500   12,716       0.0%
    Hi-P International, Ltd.                                      16,200   22,236       0.0%
    Ho Bee Investment, Ltd.                                        6,600   12,254       0.0%
    Hong Fok Corp., Ltd.                                          25,600   16,719       0.0%
    Hongkong Land Holdings, Ltd.                                  27,500  199,454       0.0%
    Hutchison Port Holdings Trust                                646,900  278,170       0.1%
    Hyflux, Ltd.                                                  78,500   28,220       0.0%
    k1 Ventures, Ltd.                                             17,100    9,216       0.0%
    Keppel Corp., Ltd.                                            36,400  200,355       0.0%
    Keppel Telecommunications & Transportation, Ltd.               3,000    3,323       0.0%
    Lian Beng Group, Ltd.                                         30,000   17,839       0.0%
    M1, Ltd.                                                      42,400   55,992       0.0%
    Mandarin Oriental International, Ltd.                          6,800   14,950       0.0%
    Metro Holdings, Ltd.                                          30,100   27,712       0.0%
*   Midas Holdings, Ltd.                                         200,100   30,858       0.0%
    NSL, Ltd.                                                      2,000    2,033       0.0%
    Oversea-Chinese Banking Corp., Ltd.                           80,586  703,807       0.1%
    Oxley Holdings, Ltd.                                          33,700   17,919       0.0%
*   Pacc Offshore Services Holdings, Ltd.                         40,700   10,016       0.0%
    Q&M Dental Group Singapore, Ltd.                              44,400   21,660       0.0%
    QAF, Ltd.                                                     12,700   11,509       0.0%
*   Raffles Education Corp., Ltd.                                  5,310    1,303       0.0%
    Raffles Medical Group, Ltd.                                   51,732   42,878       0.0%
    RHT Health Trust                                              49,000   30,210       0.0%
    Riverstone Holdings, Ltd.                                     18,900   14,626       0.0%
    SATS, Ltd.                                                    60,160  207,515       0.0%
    SembCorp Marine, Ltd.                                         42,400   60,115       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SINGAPORE -- (Continued)
    Sheng Siong Group, Ltd.                                       71,000 $   49,222       0.0%
    SIA Engineering Co., Ltd.                                      9,700     23,200       0.0%
    Sinarmas Land, Ltd.                                          101,700     31,691       0.0%
    Singapore Exchange, Ltd.                                      51,800    291,514       0.1%
#   Singapore Post, Ltd.                                         174,000    164,028       0.0%
#   Singapore Press Holdings, Ltd.                                79,600    157,631       0.0%
    Singapore Technologies Engineering, Ltd.                     100,300    256,062       0.1%
    Singapore Telecommunications, Ltd.(B02PY22)                  202,500    557,273       0.1%
    Singapore Telecommunications, Ltd.(B02PY00)                  100,800    278,860       0.1%
*   Sino Grandness Food Industry Group, Ltd.                      75,600     11,662       0.0%
    Stamford Land Corp., Ltd.                                     32,000     12,087       0.0%
    StarHub, Ltd.                                                 61,100    117,925       0.0%
    Straits Trading Co., Ltd.                                      8,300     14,549       0.0%
    Sunningdale Tech, Ltd.                                        16,000     27,112       0.0%
*   Swiber Holdings, Ltd.                                         50,250        752       0.0%
*   Tat Hong Holdings, Ltd.                                       24,000      8,185       0.0%
    Tuan Sing Holdings, Ltd.                                      67,400     20,504       0.0%
    UMS Holdings, Ltd.                                            38,500     29,797       0.0%
    United Engineers, Ltd.                                        47,800     92,601       0.0%
    United Industrial Corp., Ltd.                                 35,700     86,241       0.0%
    United Overseas Bank, Ltd.                                    42,285    763,908       0.1%
    UOB-Kay Hian Holdings, Ltd.                                   11,000     10,933       0.0%
    UOL Group, Ltd.                                               49,551    328,606       0.1%
    Valuetronics Holdings, Ltd.                                   39,610     30,085       0.0%
    Venture Corp., Ltd.                                           17,300    247,298       0.1%
    Wheelock Properties Singapore, Ltd.                           25,300     37,128       0.0%
    Wing Tai Holdings, Ltd.                                       57,900    101,935       0.0%
*   Yongnam Holdings, Ltd.                                        42,375     10,570       0.0%
                                                                         ----------       ---
TOTAL SINGAPORE                                                           8,713,087       1.1%
                                                                         ----------       ---
SPAIN -- (2.4%)
    Abertis Infraestructuras SA                                   30,481    659,260       0.1%
    Acciona SA                                                     6,090    504,278       0.1%
    Acerinox SA                                                   23,508    337,737       0.1%
    ACS Actividades de Construccion y Servicios SA                10,387    409,446       0.1%
*   Adveo Group International SA                                     590      1,889       0.0%
    Aena SME SA                                                    2,925    536,660       0.1%
    Almirall SA                                                    3,589     34,737       0.0%
    Amadeus IT Group SA                                           27,289  1,851,528       0.2%
#*  Amper SA                                                      34,357      7,683       0.0%
    Applus Services SA                                             9,723    135,963       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA                  7,141     73,380       0.0%
    Banco Bilbao Vizcaya Argentaria SA                            38,095    333,125       0.1%
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR             125,841  1,099,853       0.2%
    Banco de Sabadell SA                                         734,090  1,469,803       0.2%
    Banco Santander SA                                           323,766  2,194,913       0.3%
    Banco Santander SA Sponsored ADR                              12,974     87,446       0.0%
    Bankia SA                                                    162,583    775,885       0.1%
    Bankinter SA                                                  44,342    418,444       0.1%
*   Baron de Ley                                                     128     16,431       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                             546     18,755       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SPAIN -- (Continued)
#   CaixaBank SA                                                 156,662 $   732,926       0.1%
    Cellnex Telecom SA                                             4,161     103,284       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                    770      31,707       0.0%
*   eDreams ODIGEO SA                                              3,371      10,441       0.0%
    Elecnor SA                                                     1,739      24,575       0.0%
    Enagas SA                                                     36,997   1,065,652       0.1%
    Ence Energia y Celulosa SA                                     8,532      49,493       0.0%
    Ercros SA                                                      3,762      12,176       0.0%
    Euskaltel SA                                                   3,760      30,110       0.0%
    Faes Farma SA                                                 15,040      50,970       0.0%
    Ferrovial SA                                                  23,338     506,831       0.1%
    Fluidra SA                                                     2,687      27,219       0.0%
    Grifols SA                                                     7,684     240,470       0.0%
    Grupo Catalana Occidente SA                                    2,622     110,369       0.0%
#*  Grupo Ezentis SA                                              27,571      18,245       0.0%
*   Indra Sistemas SA                                             12,984     186,579       0.0%
    Laboratorios Farmaceuticos Rovi SA                               843      15,728       0.0%
*   Liberbank SA                                                  29,846      13,799       0.0%
    Mapfre SA                                                    141,151     461,634       0.1%
    Mediaset Espana Comunicacion SA                               28,966     314,831       0.0%
    NH Hotel Group SA                                              8,316      52,577       0.0%
*   Obrascon Huarte Lain SA                                       12,647      70,921       0.0%
*   Pharma Mar SA                                                  4,873      18,614       0.0%
*   Promotora de Informaciones SA Class A                          4,928      17,446       0.0%
    Prosegur Cia de Seguridad SA                                  26,064     198,905       0.0%
*   Realia Business SA                                            12,564      16,084       0.0%
    Red Electrica Corp. SA                                        38,402     850,316       0.1%
*   Sacyr SA                                                      22,627      58,135       0.0%
    Saeta Yield SA                                                 5,442      60,769       0.0%
    Siemens Gamesa Renewable Energy SA                            25,380     368,005       0.1%
    Talgo SA                                                       7,027      34,455       0.0%
#   Tecnicas Reunidas SA                                           4,690     151,005       0.0%
    Telefonica SA                                                176,476   1,850,437       0.2%
    Telefonica SA Sponsored ADR                                   24,925     259,469       0.0%
*   Tubacex SA                                                     7,070      25,121       0.0%
*   Tubos Reunidos SA                                              1,662       1,752       0.0%
    Vidrala SA                                                       564      50,974       0.0%
*   Vocento SA                                                       844       1,468       0.0%
    Zardoya Otis SA                                               14,852     160,880       0.0%
                                                                         -----------       ---
TOTAL SPAIN                                                               19,221,588       2.5%
                                                                         -----------       ---
SWEDEN -- (3.7%)
    Acando AB                                                     12,563      42,626       0.0%
    AddLife AB                                                       927      18,270       0.0%
#   AddNode Group AB                                                  34         276       0.0%
    AddTech AB Class B                                             2,966      65,719       0.0%
    AF AB Class B                                                  7,025     144,728       0.0%
    Alfa Laval AB                                                 22,803     577,483       0.1%
#   Alimak Group AB                                                1,631      29,221       0.0%
    Assa Abloy AB Class B                                         31,638     667,019       0.1%
    Atlas Copco AB Class A                                        31,849   1,396,625       0.2%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWEDEN -- (Continued)
#   Atlas Copco AB Class B                                       18,508 $  734,734       0.1%
#   Atrium Ljungberg AB Class B                                   2,034     33,740       0.0%
    Attendo AB                                                      838      9,854       0.0%
#   Avanza Bank Holding AB                                        3,110    117,227       0.0%
    Axfood AB                                                    14,738    266,491       0.0%
    Beijer Alma AB                                                1,735     55,960       0.0%
    Beijer Ref AB                                                   522     18,211       0.0%
    Bergman & Beving AB                                           2,281     25,951       0.0%
#   Betsson AB                                                   19,611    153,894       0.0%
    Bilia AB Class A                                              9,204     82,470       0.0%
    BillerudKorsnas AB                                           22,695    390,604       0.1%
    BioGaia AB Class B                                            2,273     82,635       0.0%
#   Bjorn Borg AB                                                   385      1,536       0.0%
    Boliden AB                                                   27,923    977,075       0.1%
    Bonava AB                                                       993     14,329       0.0%
    Bonava AB Class B                                             6,560     95,533       0.0%
    Bravida Holding AB                                            1,615     11,026       0.0%
    Bufab AB                                                      1,959     23,392       0.0%
    Bulten AB                                                     2,524     35,802       0.0%
    Bure Equity AB                                                6,458     79,821       0.0%
#   Byggmax Group AB                                              8,649     58,870       0.0%
    Castellum AB                                                 21,743    348,894       0.1%
    Catena AB                                                       724     12,882       0.0%
    Clas Ohlson AB Class B                                        5,003     86,496       0.0%
    Com Hem Holding AB                                           18,076    271,357       0.0%
    Concentric AB                                                 3,663     61,513       0.0%
    Corem Property Group AB Class B                               1,895     11,360       0.0%
    Dedicare AB Class B                                             813     10,788       0.0%
    Dios Fastigheter AB                                           6,925     45,499       0.0%
    Dometic Group AB                                              4,232     36,795       0.0%
#   Doro AB                                                       4,193     24,283       0.0%
    Duni AB                                                       4,395     65,481       0.0%
#   Dustin Group AB                                               7,398     66,270       0.0%
    Eastnine AB                                                   1,441     13,080       0.0%
#   Elanders AB Class B                                           1,312     14,310       0.0%
    Electrolux AB Series B                                       13,200    466,575       0.1%
    Elekta AB Class B                                            26,751    257,241       0.0%
#*  Eltel AB                                                      8,642     24,577       0.0%
    Fabege AB                                                    18,200    384,298       0.1%
*   Fastighets AB Balder Class B                                  8,491    221,030       0.0%
    FastPartner AB                                                  613      9,951       0.0%
    Fenix Outdoor International AG                                  272     32,459       0.0%
#*  Fingerprint Cards AB Class B                                 28,611     70,730       0.0%
    Getinge AB Class B                                           21,153    416,367       0.1%
    Granges AB                                                   11,125    115,282       0.0%
    Gunnebo AB                                                    4,301     17,725       0.0%
*   Haldex AB                                                     3,031     33,680       0.0%
    Hemfosa Fastigheter AB                                       10,474    127,255       0.0%
#   Hennes & Mauritz AB Class B                                  41,769  1,048,197       0.1%
    Hexagon AB Class B                                            8,044    412,457       0.1%
    Hexpol AB                                                    30,998    313,524       0.1%
    HIQ International AB                                          2,384     17,086       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
SWEDEN -- (Continued)
    HMS Networks AB                                                  429 $    7,431       0.0%
#   Hoist Finance AB                                               3,734     39,247       0.0%
    Holmen AB Class B                                              6,926    340,407       0.1%
    Hufvudstaden AB Class A                                       10,033    165,095       0.0%
    Husqvarna AB Class A                                           3,992     38,900       0.0%
    Husqvarna AB Class B                                          31,559    308,306       0.0%
#   ICA Gruppen AB                                                 5,747    211,945       0.0%
    Indutrade AB                                                  10,235    283,820       0.0%
#   Intrum Justitia AB                                             6,686    234,300       0.0%
    Inwido AB                                                      3,058     33,691       0.0%
    ITAB Shop Concept AB Class B                                   2,638     20,717       0.0%
    JM AB                                                         13,383    353,123       0.1%
    KappAhl AB                                                     5,248     38,215       0.0%
    Karo Pharma AB                                                 4,478     21,241       0.0%
    Kindred Group P.L.C.                                          32,594    416,238       0.1%
    Klovern AB Class B                                            45,789     61,650       0.0%
    KNOW IT AB                                                     1,186     21,666       0.0%
    Kungsleden AB                                                 13,837     98,740       0.0%
    Lagercrantz Group AB Class B                                   3,051     32,463       0.0%
    Lifco AB Class B                                               2,002     71,757       0.0%
    Lindab International AB                                        7,293     60,112       0.0%
    Loomis AB Class B                                             11,290    452,977       0.1%
*   Medivir AB Class B                                             1,257     10,059       0.0%
#   Mekonomen AB                                                   2,114     42,682       0.0%
#   Millicom International Cellular SA                             8,594    549,585       0.1%
    Modern Times Group MTG AB Class B                              8,629    329,169       0.1%
*   Momentum Group AB Class B                                      2,281     28,059       0.0%
    MQ Holding AB                                                  2,128      8,108       0.0%
    Mycronic AB                                                      411      4,881       0.0%
#   NCC AB Class B                                                 9,598    207,085       0.0%
    Nederman Holding AB                                              500     14,481       0.0%
    NetEnt AB                                                     15,571    123,402       0.0%
    New Wave Group AB Class B                                      7,958     52,756       0.0%
    Nibe Industrier AB Class B                                    32,522    325,212       0.1%
    Nobia AB                                                      13,080    107,297       0.0%
    Nobina AB                                                        487      2,644       0.0%
    Nolato AB Class B                                              1,124     62,318       0.0%
    Nordea Bank AB                                               107,785  1,302,550       0.2%
    NP3 Fastigheter AB                                             2,467     14,873       0.0%
#   Opus Group AB                                                 14,527     10,757       0.0%
    Oriflame Holding AG                                            6,031    217,278       0.0%
    Pandox AB                                                      5,964    108,704       0.0%
    Peab AB                                                       19,733    191,490       0.0%
    Platzer Fastigheter Holding AB Class B                         1,640      9,794       0.0%
    Pricer AB Class B                                             19,436     21,129       0.0%
    Proact IT Group AB                                             1,939     45,165       0.0%
#   Probi AB                                                         422     17,542       0.0%
#*  Qliro Group AB                                                 5,322     11,631       0.0%
    Ratos AB Class B                                              23,149    111,113       0.0%
#*  RaySearch Laboratories AB                                      2,607     57,785       0.0%
#   Resurs Holding AB                                              4,482     31,032       0.0%
    Saab AB Class B                                                6,132    313,273       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SWEDEN -- (Continued)
    Sagax AB Class B                                               1,654 $    20,086       0.0%
    Sandvik AB                                                    48,550     886,207       0.1%
    Scandic Hotels Group AB                                          913      11,778       0.0%
    Sectra AB Class B                                              1,124      22,013       0.0%
    Securitas AB Class B                                          20,750     364,078       0.1%
    Skandinaviska Enskilda Banken AB                               1,278      15,801       0.0%
    Skandinaviska Enskilda Banken AB Class A                      87,278   1,075,580       0.1%
    Skanska AB Class B                                            18,634     408,617       0.1%
    SKF AB Class A                                                 2,127      49,469       0.0%
    SKF AB Class B                                                29,782     692,099       0.1%
    SkiStar AB                                                     2,503      54,708       0.0%
#   Svenska Cellulosa AB SCA Class A                               2,187      21,280       0.0%
    Svenska Cellulosa AB SCA Class B                              59,079     554,750       0.1%
    Svenska Handelsbanken AB Class A                              61,026     874,645       0.1%
    Svenska Handelsbanken AB Class B                                 988      14,286       0.0%
    Sweco AB Class B                                               6,675     142,739       0.0%
    Swedbank AB Class A                                           21,485     533,209       0.1%
*   Swedish Orphan Biovitrum AB                                   12,466     184,722       0.0%
    Systemair AB                                                     348       5,263       0.0%
    Tele2 AB Class B                                              15,301     194,625       0.0%
    Telefonaktiebolaget LM Ericsson Class A                        1,595      10,068       0.0%
    Telefonaktiebolaget LM Ericsson Class B                       33,685     211,982       0.0%
    Telefonaktiebolaget LM Ericsson Sponsored ADR                 67,310     420,687       0.1%
    Telia Co. AB                                                 265,372   1,228,264       0.2%
    Thule Group AB                                                 8,079     180,707       0.0%
    Trelleborg AB Class B                                          7,922     196,178       0.0%
    Troax Group AB                                                   277       9,362       0.0%
    Victoria Park AB Class B                                       7,662      28,273       0.0%
    Vitrolife AB                                                   1,098      87,648       0.0%
    Volvo AB Class A                                              16,700     330,757       0.1%
    Volvo AB Class B                                             105,859   2,096,669       0.3%
    Wallenstam AB Class B                                         23,442     218,935       0.0%
    Wihlborgs Fastigheter AB                                       6,388     151,665       0.0%
                                                                         -----------       ---
TOTAL SWEDEN                                                              30,189,609       3.9%
                                                                         -----------       ---
SWITZERLAND -- (6.8%)
    ABB, Ltd.                                                     38,826   1,013,942       0.1%
#   ABB, Ltd. Sponsored ADR                                       40,420   1,056,175       0.1%
    Adecco Group AG                                               21,826   1,731,616       0.2%
    Allreal Holding AG                                             1,872     312,885       0.1%
    ALSO Holding AG                                                  902     122,100       0.0%
    ams AG                                                         5,512     502,897       0.1%
    APG SGA SA                                                       178      72,110       0.0%
*   Arbonia AG                                                     3,987      69,750       0.0%
#   Aryzta AG                                                      7,967     252,953       0.0%
    Ascom Holding AG                                               3,564      81,586       0.0%
    Autoneum Holding AG                                              171      46,194       0.0%
    Baloise Holding AG                                             4,608     726,485       0.1%
    Bank Cler AG                                                     211       8,947       0.0%
    Banque Cantonale de Geneve                                        44       7,091       0.0%
    Banque Cantonale Vaudoise                                        219     157,471       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWITZERLAND -- (Continued)
    Belimo Holding AG                                                22 $   94,395       0.0%
    Bell Food Group AG                                              106     45,773       0.0%
    Bellevue Group AG                                             1,265     29,407       0.0%
#   Berner Kantonalbank AG                                          422     76,157       0.0%
    BFW Liegenschaften AG                                           385     17,091       0.0%
    BKW AG                                                        1,901    111,117       0.0%
    Bobst Group SA                                                1,036    110,744       0.0%
    Bossard Holding AG Class A                                      625    147,726       0.0%
    Bucher Industries AG                                            753    294,627       0.1%
#   Burckhardt Compression Holding AG                               471    140,316       0.0%
    Burkhalter Holding AG                                           458     54,863       0.0%
    Calida Holding AG                                               274     10,163       0.0%
    Carlo Gavazzi Holding AG                                         32     10,688       0.0%
    Cembra Money Bank AG                                          2,481    222,259       0.0%
*   Cicor Technologies, Ltd.                                        223     11,485       0.0%
    Cie Financiere Richemont SA                                  25,995  2,396,382       0.3%
    Cie Financiere Tradition SA                                     170     16,181       0.0%
    Clariant AG                                                  32,662    821,773       0.1%
    Coltene Holding AG                                              282     27,988       0.0%
    Conzzeta AG                                                      86     84,479       0.0%
    Credit Suisse Group AG                                       69,238  1,091,109       0.2%
    Credit Suisse Group AG Sponsored ADR                          2,975     46,769       0.0%
    Daetwyler Holding AG                                            667    111,851       0.0%
    DKSH Holding AG                                               1,238    103,857       0.0%
    dormakaba Holding AG                                            314    310,788       0.1%
*   Dufry AG                                                      3,795    564,879       0.1%
    EFG International AG                                         12,367    113,172       0.0%
    Emmi AG                                                         350    218,507       0.0%
    EMS-Chemie Holding AG                                           477    312,708       0.1%
    Feintool International Holding AG                               280     33,262       0.0%
    Flughafen Zurich AG                                           2,010    437,126       0.1%
    Forbo Holding AG                                                102    154,219       0.0%
    GAM Holding AG                                               18,896    294,536       0.1%
    Geberit AG                                                    1,100    498,029       0.1%
    Georg Fischer AG                                                301    370,853       0.1%
    Givaudan SA                                                     782  1,746,431       0.2%
    Gurit Holding AG                                                 43     49,449       0.0%
    Helvetia Holding AG                                             964    518,231       0.1%
#   HOCHDORF Holding AG                                              97     26,952       0.0%
    Huber & Suhner AG                                             1,582     85,664       0.0%
    Hypothekarbank Lenzburg AG                                        6     26,765       0.0%
*   Idorsia, Ltd.                                                 7,890    155,495       0.0%
    Implenia AG                                                   1,805    114,013       0.0%
    Inficon Holding AG                                              194    120,495       0.0%
    Interroll Holding AG                                             52     74,335       0.0%
    Intershop Holding AG                                            149     73,177       0.0%
    Julius Baer Group, Ltd.                                      12,848    759,928       0.1%
    Kardex AG                                                       765     91,088       0.0%
    Komax Holding AG                                                476    136,256       0.0%
#   Kudelski SA                                                   3,540     43,466       0.0%
    Kuehne + Nagel International AG                               4,420    772,244       0.1%
    LEM Holding SA                                                   36     47,110       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWITZERLAND -- (Continued)
    Liechtensteinische Landesbank AG                                694 $   34,605       0.0%
    Logitech International SA(B18ZRK2)                           11,748    420,101       0.1%
    Logitech International SA(H50430232)                          2,298     82,337       0.0%
    Luzerner Kantonalbank AG                                        258    116,202       0.0%
    Metall Zug AG Class B                                             9     34,573       0.0%
#*  Meyer Burger Technology AG                                    3,607      6,725       0.0%
#   Mobilezone Holding AG                                         2,139     26,694       0.0%
    Mobimo Holding AG                                               613    154,898       0.0%
    Novartis AG                                                  15,948  1,315,379       0.2%
    Novartis AG Sponsored ADR                                    38,672  3,193,534       0.4%
#   OC Oerlikon Corp. AG                                         27,900    447,601       0.1%
*   Orascom Development Holding AG                                1,574     18,904       0.0%
    Orior AG                                                        397     31,049       0.0%
#   Panalpina Welttransport Holding AG                            1,847    253,821       0.0%
    Partners Group Holding AG                                     1,550  1,042,511       0.1%
#   Phoenix Mecano AG                                                30     17,453       0.0%
    Plazza AG Class A                                                72     16,723       0.0%
    PSP Swiss Property AG                                         3,723    327,692       0.1%
    Rieter Holding AG                                               364     85,121       0.0%
    Roche Holding AG(7108918)                                     1,257    292,104       0.0%
    Roche Holding AG(7110388)                                    32,557  7,524,931       1.0%
*   Schaffner Holding AG                                             38     12,067       0.0%
    Schindler Holding AG                                          1,235    272,753       0.0%
    Schweiter Technologies AG                                       139    170,251       0.0%
    SFS Group AG                                                  1,468    174,008       0.0%
    SGS SA                                                          290    716,167       0.1%
    Siegfried Holding AG                                            284     88,829       0.0%
    Sika AG                                                         219  1,620,922       0.2%
    Sonova Holding AG                                             6,393  1,154,141       0.2%
    St Galler Kantonalbank AG                                       252    113,780       0.0%
    Straumann Holding AG                                          1,632  1,139,462       0.2%
    Sulzer AG                                                     1,727    221,242       0.0%
    Sunrise Communications Group AG                               4,265    354,804       0.1%
    Swatch Group AG (The)(7184725)                                1,323    518,542       0.1%
    Swatch Group AG (The)(7184736)                                2,330    175,627       0.0%
    Swiss Life Holding AG                                         4,018  1,396,533       0.2%
    Swiss Prime Site AG                                           6,232    532,148       0.1%
    Swiss Re AG                                                  18,300  1,722,218       0.2%
#   Swisscom AG                                                   4,083  2,062,832       0.3%
    Swissquote Group Holding SA                                   1,149     39,913       0.0%
    Tamedia AG                                                      193     26,774       0.0%
    Tecan Group AG                                                  549    116,118       0.0%
    Temenos Group AG                                              6,307    728,279       0.1%
    u-blox Holding AG                                               750    147,257       0.0%
    UBS Group AG(BRJL176)                                        67,508  1,148,521       0.2%
*   UBS Group AG(H42097107)                                      39,674    674,855       0.1%
    Valiant Holding AG                                            1,925    198,160       0.0%
    Valora Holding AG                                               330    105,757       0.0%
    VAT Group AG                                                    644     83,843       0.0%
    Vaudoise Assurances Holding SA                                  113     59,880       0.0%
    Vetropack Holding AG                                              6     11,415       0.0%
    Vifor Pharma AG                                               6,698    861,503       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SWITZERLAND -- (Continued)
#*  Von Roll Holding AG                                            4,126 $     6,170       0.0%
    Vontobel Holding AG                                            3,705     230,559       0.0%
    VP Bank AG                                                       150      20,606       0.0%
    VZ Holding AG                                                    200      69,101       0.0%
    Walliser Kantonalbank                                            563      53,095       0.0%
#   Walter Meier AG                                                  300      12,355       0.0%
    Warteck Invest AG                                                  6      11,691       0.0%
    Ypsomed Holding AG                                               270      47,007       0.0%
#   Zehnder Group AG                                                 827      30,342       0.0%
#   Zug Estates Holding AG Class B                                     8      14,081       0.0%
    Zuger Kantonalbank AG                                             11      58,439       0.0%
    Zurich Insurance Group AG                                      6,675   2,036,977       0.3%
                                                                         -----------       ---
TOTAL SWITZERLAND                                                         55,070,562       7.1%
                                                                         -----------       ---
UNITED KINGDOM -- (14.0%)
    3i Group P.L.C.                                              116,747   1,489,942       0.2%
    4imprint Group P.L.C.                                          1,482      37,840       0.0%
    888 Holdings P.L.C.                                           16,700      55,594       0.0%
    A.G. Barr P.L.C.                                              11,661      96,656       0.0%
    AA P.L.C.                                                     46,183     105,047       0.0%
    Acacia Mining P.L.C.                                          12,562      30,081       0.0%
    Admiral Group P.L.C.                                          19,503     498,219       0.1%
*   Aldermore Group P.L.C.                                        10,322      41,259       0.0%
    Anglo Pacific Group P.L.C.                                    11,214      20,058       0.0%
    Anglo-Eastern Plantations P.L.C.                               2,490      27,279       0.0%
    Antofagasta P.L.C.                                            25,361     321,416       0.1%
    Arrow Global Group P.L.C.                                     16,535      93,136       0.0%
    Ascential P.L.C.                                               1,030       4,607       0.0%
    Ashmore Group P.L.C.                                          50,964     260,573       0.0%
    Ashtead Group P.L.C.                                          31,016     798,957       0.1%
    AstraZeneca P.L.C.                                            14,828   1,003,277       0.1%
#   AstraZeneca P.L.C. Sponsored ADR                              68,520   2,363,940       0.3%
    Auto Trader Group P.L.C.                                     133,740     608,158       0.1%
    AVEVA Group P.L.C.                                             6,218     208,319       0.0%
    Aviva P.L.C.                                                 252,116   1,691,304       0.2%
    Avon Rubber P.L.C.                                             2,199      28,585       0.0%
    B&M European Value Retail SA                                  80,910     426,929       0.1%
    Babcock International Group P.L.C.                            51,112     551,121       0.1%
    BAE Systems P.L.C.                                           174,783   1,376,824       0.2%
    Balfour Beatty P.L.C.                                         29,963     109,002       0.0%
    Barratt Developments P.L.C.                                  140,955   1,225,578       0.2%
    BBA Aviation P.L.C.                                           74,287     313,837       0.1%
    Beazley P.L.C.                                                82,480     553,292       0.1%
    Bellway P.L.C.                                                22,196   1,076,191       0.1%
    Berkeley Group Holdings P.L.C.                                21,417   1,064,223       0.1%
    Bloomsbury Publishing P.L.C.                                   3,636       7,920       0.0%
    Bodycote P.L.C.                                               33,007     410,537       0.1%
    Bovis Homes Group P.L.C.                                      20,377     318,332       0.1%
    Braemar Shipping Services P.L.C.                               3,084      12,642       0.0%
    Brewin Dolphin Holdings P.L.C.                                27,594     129,536       0.0%
    Britvic P.L.C.                                                34,666     348,445       0.1%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    BT Group P.L.C.                                              342,510 $1,180,129       0.2%
#   BT Group P.L.C. Sponsored ADR                                  1,200     21,012       0.0%
*   BTG P.L.C.                                                    12,349    123,621       0.0%
    Bunzl P.L.C.                                                  16,466    512,924       0.1%
    Burberry Group P.L.C.                                         49,707  1,255,471       0.2%
*   Cairn Energy P.L.C.                                           65,739    184,607       0.0%
    Cambian Group P.L.C.                                           6,334     16,320       0.0%
    Capita P.L.C.                                                 68,207    474,995       0.1%
#   Capital & Counties Properties P.L.C.                          65,397    231,261       0.0%
    Card Factory P.L.C.                                           17,751     74,031       0.0%
#   Carillion P.L.C.                                              48,256     29,141       0.0%
    Castings P.L.C.                                                1,710     10,554       0.0%
    Chemring Group P.L.C.                                         11,919     27,304       0.0%
    Chesnara P.L.C.                                                5,626     28,765       0.0%
*   Circassia Pharmaceuticals P.L.C.                               9,031     10,015       0.0%
    City of London Investment Group P.L.C.                         3,231     17,416       0.0%
    Clarkson P.L.C.                                                  659     25,689       0.0%
    Close Brothers Group P.L.C.                                   14,937    275,486       0.0%
    CLS Holdings P.L.C.                                            9,180     26,968       0.0%
*   Cobham P.L.C.                                                153,551    283,398       0.0%
    Communisis P.L.C.                                             24,464     17,550       0.0%
    Compass Group P.L.C.                                         137,424  3,017,048       0.4%
    Computacenter P.L.C.                                           4,785     63,215       0.0%
    Connect Group P.L.C.                                           6,231      9,124       0.0%
    Consort Medical P.L.C.                                         1,846     27,206       0.0%
    Costain Group P.L.C.                                          15,771     90,435       0.0%
    Countryside Properties P.L.C.                                 11,595     54,729       0.0%
*   Countrywide P.L.C.                                             9,490     15,721       0.0%
    Cranswick P.L.C.                                               5,240    214,349       0.0%
    Crest Nicholson Holdings P.L.C.                               45,175    339,936       0.1%
    Croda International P.L.C.                                    13,478    749,041       0.1%
    Daejan Holdings P.L.C.                                           150     12,346       0.0%
    Daily Mail & General Trust P.L.C.                             28,765    264,922       0.0%
    Dairy Crest Group P.L.C.                                       4,048     32,636       0.0%
    DCC P.L.C.                                                    14,204  1,347,013       0.2%
    De La Rue P.L.C.                                               6,296     58,506       0.0%
    Debenhams P.L.C.                                              50,413     29,290       0.0%
    Dechra Pharmaceuticals P.L.C.                                  3,333     91,018       0.0%
    Devro P.L.C.                                                  19,550     63,185       0.0%
    Diageo P.L.C.                                                 15,439    527,224       0.1%
    Diageo P.L.C. Sponsored ADR                                   16,579  2,271,489       0.3%
    Dignity P.L.C.                                                 2,366     76,158       0.0%
    Diploma P.L.C.                                                19,035    272,615       0.0%
    Direct Line Insurance Group P.L.C.                           139,172    686,886       0.1%
    Dixons Carphone P.L.C.                                       101,558    233,920       0.0%
    Domino's Pizza Group P.L.C.                                   42,089    187,639       0.0%
    DS Smith P.L.C.                                              114,145    789,421       0.1%
    Dunelm Group P.L.C.                                            9,219     89,642       0.0%
*   EI Group P.L.C.                                               94,943    169,578       0.0%
    Electrocomponents P.L.C.                                      58,783    542,157       0.1%
    Elementis P.L.C.                                              35,377    133,593       0.0%
*   EnQuest P.L.C.                                                80,655     27,607       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Entertainment One, Ltd.                                       17,830 $   66,883       0.0%
    Equiniti Group P.L.C.                                          3,622     14,566       0.0%
    esure Group P.L.C.                                            30,757    109,723       0.0%
    Euromoney Institutional Investor P.L.C.                        1,832     28,102       0.0%
    Experian P.L.C.                                               78,652  1,657,063       0.2%
    FDM Group Holdings P.L.C.                                      1,596     20,694       0.0%
    Fenner P.L.C.                                                  8,735     40,008       0.0%
    Ferguson P.L.C.                                               14,980  1,047,521       0.1%
    Fidessa Group P.L.C.                                           2,085     63,044       0.0%
*   Findel P.L.C.                                                  1,988      4,503       0.0%
    Forterra P.L.C.                                                5,462     21,774       0.0%
    Foxtons Group P.L.C.                                          29,595     31,091       0.0%
    Fresnillo P.L.C.                                               4,385     75,835       0.0%
    Fuller Smith & Turner P.L.C. Class A                             636      8,119       0.0%
    G4S P.L.C.                                                   180,612    673,940       0.1%
    Galliford Try P.L.C.                                           9,950    161,243       0.0%
    Games Workshop Group P.L.C.                                    1,302     39,238       0.0%
*   Gem Diamonds, Ltd.                                             3,300      3,506       0.0%
    GlaxoSmithKline P.L.C.                                        19,090    342,615       0.1%
#   GlaxoSmithKline P.L.C. Sponsored ADR                          43,653  1,590,279       0.2%
    Go-Ahead Group P.L.C.                                          2,659     62,509       0.0%
    Gocompare.Com Group P.L.C.                                    36,110     48,824       0.0%
    Grafton Group P.L.C.                                          14,058    153,591       0.0%
    Grainger P.L.C.                                               58,264    215,478       0.0%
    Greencore Group P.L.C.                                        34,452     88,208       0.0%
    Greene King P.L.C.                                            17,515    125,855       0.0%
    GVC Holdings P.L.C.                                           11,251    140,095       0.0%
    Gym Group P.L.C. (The)                                         3,699     10,908       0.0%
    Halfords Group P.L.C.                                         22,396     98,290       0.0%
    Halma P.L.C.                                                  41,198    646,433       0.1%
    Hargreaves Lansdown P.L.C.                                    18,777    394,434       0.1%
    Hastings Group Holdings P.L.C.                                18,845     78,829       0.0%
    Hays P.L.C.                                                  282,495    699,298       0.1%
    Headlam Group P.L.C.                                           3,793     29,726       0.0%
    Helical P.L.C.                                                18,082     73,912       0.0%
    Hill & Smith Holdings P.L.C.                                  11,766    206,703       0.0%
    Hilton Food Group P.L.C.                                       4,430     52,547       0.0%
    Hiscox, Ltd.                                                  32,436    615,072       0.1%
    Hochschild Mining P.L.C.                                      32,856     96,187       0.0%
    Hogg Robinson Group P.L.C.                                     9,782      9,756       0.0%
    HomeServe P.L.C.                                              32,301    367,271       0.1%
    Howden Joinery Group P.L.C.                                   60,636    330,219       0.1%
    HSBC Holdings P.L.C.                                          73,078    713,615       0.1%
    HSBC Holdings P.L.C. Sponsored ADR                            75,259  3,670,381       0.5%
*   Hunting P.L.C.                                                21,724    151,243       0.0%
    Huntsworth P.L.C.                                             14,305     15,194       0.0%
    IG Group Holdings P.L.C.                                      35,530    308,303       0.0%
*   Imagination Technologies Group P.L.C.                          4,965     11,906       0.0%
    IMI P.L.C.                                                    32,483    527,062       0.1%
    Inchcape P.L.C.                                               68,470    710,709       0.1%
*   Indivior P.L.C.                                              106,081    523,476       0.1%
    Informa P.L.C.                                               129,571  1,199,332       0.2%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Inmarsat P.L.C.                                                 65,888 $  543,478       0.1%
    Intermediate Capital Group P.L.C.                               34,475    445,159       0.1%
    Interserve P.L.C.                                                9,548      9,251       0.0%
    Intertek Group P.L.C.                                           14,128  1,017,796       0.1%
    Investec P.L.C.                                                 44,355    303,504       0.0%
*   IP Group P.L.C.                                                  8,538     16,771       0.0%
    ITE Group P.L.C.                                                45,418    107,227       0.0%
    ITV P.L.C.                                                     225,324    492,538       0.1%
    IWG P.L.C.                                                      82,419    235,806       0.0%
    J Sainsbury P.L.C.                                             179,986    579,595       0.1%
*   Jackpotjoy P.L.C.                                                1,920     20,812       0.0%
    James Fisher & Sons P.L.C.                                       4,770     98,382       0.0%
    Jardine Lloyd Thompson Group P.L.C.                             12,397    214,569       0.0%
    JD Sports Fashion P.L.C.                                        49,930    237,112       0.0%
*   Jimmy Choo P.L.C.                                                   69        211       0.0%
    John Laing Group P.L.C.                                          6,479     24,562       0.0%
    John Menzies P.L.C.                                              9,439     87,714       0.0%
    John Wood Group P.L.C.                                          54,902    519,140       0.1%
    Johnson Matthey P.L.C.                                          18,590    834,611       0.1%
    Jupiter Fund Management P.L.C.                                  73,540    580,266       0.1%
*   Just Eat P.L.C.                                                 36,867    381,943       0.1%
    Just Group P.L.C.                                               38,307     78,411       0.0%
    Kainos Group P.L.C.                                              3,384     12,773       0.0%
    KCOM Group P.L.C.                                               54,962     78,450       0.0%
    Keller Group P.L.C.                                              4,706     58,544       0.0%
    Kier Group P.L.C.                                                5,533     76,380       0.0%
    Kingfisher P.L.C.                                              123,079    511,717       0.1%
    Ladbrokes Coral Group P.L.C.                                    93,473    158,156       0.0%
    Laird P.L.C.                                                    23,096     50,015       0.0%
*   Lamprell P.L.C.                                                 15,273     15,010       0.0%
    Lancashire Holdings, Ltd.                                       19,221    191,787       0.0%
    Legal & General Group P.L.C.                                   476,445  1,689,269       0.2%
*   Liberty Global P.L.C. Class A                                    1,556     47,989       0.0%
*   Liberty Global P.L.C. Series C                                   3,809    113,851       0.0%
#*  Liberty Global P.L.C. LiLAC Class A                                200      4,344       0.0%
*   Liberty Global P.L.C. LiLAC Class C                                489     10,758       0.0%
    Lloyds Banking Group P.L.C.                                  1,128,070  1,022,517       0.1%
#   Lloyds Banking Group P.L.C. ADR                                 42,774    157,836       0.0%
    Lookers P.L.C.                                                  33,010     45,989       0.0%
    Low & Bonar P.L.C.                                              19,043     17,445       0.0%
    LSL Property Services P.L.C.                                     4,773     14,817       0.0%
    Man Group P.L.C.                                                95,527    245,655       0.0%
    Marks & Spencer Group P.L.C.                                   163,830    748,767       0.1%
    Marshalls P.L.C.                                                30,361    192,302       0.0%
    McBride P.L.C                                                  728,683        968       0.0%
    McBride P.L.C.                                                  25,127     71,743       0.0%
    Mears Group P.L.C.                                               5,273     31,739       0.0%
    Mediclinic International P.L.C.                                 14,601    112,856       0.0%
    Meggitt P.L.C.                                                  64,037    440,832       0.1%
    Melrose Industries P.L.C.                                      138,775    405,342       0.1%
    Merlin Entertainments P.L.C.                                    36,257    182,383       0.0%
    Micro Focus International P.L.C.                                33,997  1,194,144       0.2%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Millennium & Copthorne Hotels P.L.C.                           5,965 $   47,928       0.0%
    Mitchells & Butlers P.L.C.                                       217        736       0.0%
    Mitie Group P.L.C.                                            48,332    152,087       0.0%
    Mondi P.L.C.                                                   8,497    205,493       0.0%
    Moneysupermarket.com Group P.L.C.                             82,496    355,936       0.1%
    Morgan Sindall Group P.L.C.                                    2,809     53,910       0.0%
    N Brown Group P.L.C.                                          15,969     63,899       0.0%
    National Grid P.L.C.                                          48,687    586,067       0.1%
    National Grid P.L.C. Sponsored ADR                             7,752    473,285       0.1%
    NCC Group P.L.C.                                               7,937     24,239       0.0%
    Next P.L.C.                                                    7,253    474,104       0.1%
    Non-Standard Finance P.L.C.                                   11,512     11,605       0.0%
    Norcros P.L.C.                                                 4,809     11,305       0.0%
    Northgate P.L.C.                                              16,590     98,660       0.0%
*   Ocado Group P.L.C.                                            23,234     88,767       0.0%
    On the Beach Group P.L.C.                                      9,005     49,293       0.0%
    OneSavings Bank P.L.C.                                        15,694     84,469       0.0%
*   Ophir Energy P.L.C.                                           50,161     43,465       0.0%
    Oxford Instruments P.L.C.                                      5,907     74,538       0.0%
    Pagegroup P.L.C.                                              53,273    330,910       0.1%
    Paragon Banking Group P.L.C.                                  31,406    198,202       0.0%
    PayPoint P.L.C.                                                3,197     38,992       0.0%
*   Paysafe Group P.L.C.                                          45,443    353,717       0.1%
    Pearson P.L.C.                                                31,854    297,441       0.0%
#   Pearson P.L.C. Sponsored ADR                                  25,246    234,283       0.0%
    Pendragon P.L.C.                                             146,296     49,032       0.0%
    Pennon Group P.L.C.                                           11,160    117,700       0.0%
    Persimmon P.L.C.                                              46,715  1,738,526       0.2%
    Petrofac, Ltd.                                                25,376    141,371       0.0%
*   Petropavlovsk P.L.C.                                         139,668     14,864       0.0%
    Pets at Home Group P.L.C.                                     33,107     77,453       0.0%
    Phoenix Group Holdings                                        28,822    289,702       0.0%
    Playtech P.L.C.                                               32,317    422,276       0.1%
    Polypipe Group P.L.C.                                         10,351     56,753       0.0%
    Porvair P.L.C.                                                 1,478      9,219       0.0%
*   Premier Foods P.L.C.                                          88,964     46,328       0.0%
    Provident Financial P.L.C.                                    16,309    201,845       0.0%
    Prudential P.L.C.                                             14,127    346,752       0.1%
    Prudential P.L.C. ADR                                         26,956  1,321,653       0.2%
    PZ Cussons P.L.C.                                             16,911     74,222       0.0%
    QinetiQ Group P.L.C.                                          57,407    186,087       0.0%
    Rank Group P.L.C.                                              7,595     24,008       0.0%
    Rathbone Brothers P.L.C.                                       3,073    104,557       0.0%
*   Raven Russia, Ltd.                                             5,054      3,312       0.0%
    Reckitt Benckiser Group P.L.C.                                23,620  2,113,202       0.3%
    Redrow P.L.C.                                                 32,973    285,134       0.0%
    RELX P.L.C.                                                   12,196    280,641       0.0%
    RELX P.L.C. Sponsored ADR                                     38,416    898,550       0.1%
    Renewi P.L.C.                                                 14,590     20,110       0.0%
    Renishaw P.L.C.                                                3,619    238,086       0.0%
    Rentokil Initial P.L.C.                                      119,006    530,689       0.1%
    Ricardo P.L.C.                                                 1,818     19,747       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Rightmove P.L.C.                                                14,462 $  797,847       0.1%
    Rolls-Royce Holdings P.L.C.(B63H849)                           117,808  1,522,430       0.2%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)                         5,419,168      7,197       0.0%
    Rotork P.L.C.                                                  104,603    365,018       0.1%
    Royal Mail P.L.C.                                               76,228    378,789       0.1%
    RPC Group P.L.C.                                                37,456    468,744       0.1%
    RPS Group P.L.C.                                                29,219    114,160       0.0%
    RSA Insurance Group P.L.C.                                      50,054    417,967       0.1%
    Sage Group P.L.C. (The)                                         59,327    587,255       0.1%
    Savills P.L.C.                                                  21,727    269,155       0.0%
    Schroders P.L.C.(0239581)                                        2,473     82,700       0.0%
    Schroders P.L.C.(0240549)                                        8,036    372,845       0.1%
    SDL P.L.C.                                                       2,041     14,585       0.0%
    Senior P.L.C.                                                   35,351    135,392       0.0%
*   Serco Group P.L.C.                                              93,708    145,140       0.0%
    Servelec Group P.L.C.                                            2,219      7,803       0.0%
    Severfield P.L.C.                                               19,906     17,247       0.0%
    Severn Trent P.L.C.                                             24,329    682,171       0.1%
    Shire P.L.C.                                                    16,127    794,345       0.1%
    Shire P.L.C. ADR                                                 2,234    329,805       0.1%
    SIG P.L.C.                                                      57,355    131,363       0.0%
*   Sky P.L.C.                                                      48,476    607,126       0.1%
    Smith & Nephew P.L.C.                                            1,601     30,197       0.0%
    Smith & Nephew P.L.C. Sponsored ADR                             22,655    866,780       0.1%
    Smiths Group P.L.C.                                             41,864    873,529       0.1%
    Soco International P.L.C.                                       16,678     25,809       0.0%
    Softcat P.L.C.                                                   3,445     24,556       0.0%
    Spectris P.L.C.                                                 12,205    414,951       0.1%
    Speedy Hire P.L.C.                                              13,614      9,997       0.0%
    Spirax-Sarco Engineering P.L.C.                                  6,269    470,405       0.1%
    Spire Healthcare Group P.L.C.                                    7,041     27,781       0.0%
    Spirent Communications P.L.C.                                   33,545     44,007       0.0%
*   Sports Direct International P.L.C.                              21,816    114,581       0.0%
    SSE P.L.C.                                                      90,306  1,658,551       0.2%
    SSP Group P.L.C.                                                45,371    352,355       0.1%
    St James's Place P.L.C.                                         83,903  1,311,396       0.2%
    St. Ives P.L.C.                                                 19,522     19,063       0.0%
    St. Modwen Properties P.L.C.                                    34,762    175,683       0.0%
*   Standard Chartered P.L.C.                                       74,624    743,245       0.1%
    Standard Life Aberdeen P.L.C.                                  172,444    984,005       0.1%
    Sthree P.L.C.                                                    6,303     29,721       0.0%
    Stobart Group, Ltd.                                             12,436     46,678       0.0%
    STV Group P.L.C.                                                 2,401     11,467       0.0%
    SuperGroup P.L.C.                                                5,275    129,887       0.0%
    Synthomer P.L.C.                                                42,422    275,855       0.0%
#   TalkTalk Telecom Group P.L.C.                                   74,276    210,632       0.0%
    Tarsus Group P.L.C.                                              6,886     28,122       0.0%
    Taylor Wimpey P.L.C.                                           404,209  1,071,185       0.1%
    Ted Baker P.L.C.                                                 3,401    125,154       0.0%
    Telecom Plus P.L.C.                                             10,888    176,404       0.0%
    Tesco P.L.C.                                                   448,825  1,081,483       0.1%
    Topps Tiles P.L.C.                                              11,525     10,678       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
UNITED KINGDOM -- (Continued)
    TP ICAP P.L.C.                                                20,095 $    145,291       0.0%
    Travis Perkins P.L.C.                                         21,313      430,244       0.1%
    Trifast P.L.C.                                                 3,680       10,758       0.0%
    Trinity Mirror P.L.C.                                         29,743       33,367       0.0%
    TT Electronics P.L.C.                                         11,738       34,805       0.0%
*   Tullow Oil P.L.C.                                             22,307       53,976       0.0%
    U & I Group P.L.C.                                             8,103       19,875       0.0%
    UBM P.L.C.                                                    46,099      430,664       0.1%
    UDG Healthcare P.L.C.                                         17,410      213,770       0.0%
    Ultra Electronics Holdings P.L.C.                              9,911      239,992       0.0%
    Unilever P.L.C.                                               21,424    1,214,183       0.2%
    Unilever P.L.C. Sponsored ADR                                 34,389    1,948,137       0.3%
    United Utilities Group P.L.C.                                 80,360      889,071       0.1%
*   Vectura Group P.L.C.                                          33,399       44,347       0.0%
    Vesuvius P.L.C.                                                6,772       52,832       0.0%
    Victrex P.L.C.                                                11,632      370,373       0.1%
    Virgin Money Holdings UK P.L.C.                               34,225      132,579       0.0%
    Vitec Group P.L.C. (The)                                       1,089       16,292       0.0%
    Vodafone Group P.L.C.                                        540,363    1,545,620       0.2%
    Vodafone Group P.L.C. Sponsored ADR                            2,548       73,846       0.0%
    Weir Group P.L.C. (The)                                        8,600      222,952       0.0%
    WH Smith P.L.C.                                               10,411      283,051       0.0%
    Whitbread P.L.C.                                               5,183      254,208       0.0%
    William Hill P.L.C.                                           79,420      272,531       0.0%
    Wincanton P.L.C.                                               8,273       27,474       0.0%
*   Wizz Air Holdings P.L.C.                                         512       22,272       0.0%
    WM Morrison Supermarkets P.L.C.                              200,013      595,486       0.1%
    Worldpay Group P.L.C.                                        212,999    1,148,195       0.2%
    WPP P.L.C.                                                    19,286      340,961       0.1%
    WPP P.L.C. Sponsored ADR                                       6,805      600,813       0.1%
    Xaar P.L.C.                                                    3,874       25,233       0.0%
    XP Power, Ltd.                                                   775       36,017       0.0%
    ZPG P.L.C.                                                    35,364      164,398       0.0%
                                                                         ------------      ----
TOTAL UNITED KINGDOM                                                      113,583,315      14.7%
                                                                         ------------      ----
TOTAL COMMON STOCKS                                                       765,192,673      98.9%
                                                                         ------------      ----
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
    Bayerische Motoren Werke AG                                    2,864      251,295       0.0%
    Biotest AG                                                     1,414       37,344       0.0%
    Draegerwerk AG & Co. KGaA                                        817       93,888       0.0%
    Fuchs Petrolub SE                                              7,095      399,537       0.1%
    Henkel AG & Co. KGaA                                           2,677      375,894       0.1%
    Jungheinrich AG                                                9,681      440,892       0.1%
    Porsche Automobil Holding SE                                   4,801      351,315       0.1%
    Sartorius AG                                                   3,405      317,946       0.0%
    Schaeffler AG                                                  8,471      135,062       0.0%
    Sixt SE                                                        2,841      184,307       0.0%
    STO SE & Co. KGaA                                                221       33,323       0.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                  --------- ------------ ---------------
GERMANY -- (Continued)
     Villeroy & Boch AG                                                 866 $     20,253        0.0%
                                                                            ------------      -----
TOTAL GERMANY                                                                  2,641,056        0.4%
                                                                            ------------      -----
TOTAL PREFERRED STOCKS                                                         2,641,056        0.4%
                                                                            ------------      -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*    BWX , Ltd. Rights 11/07/17                                         232           --        0.0%
*    Nufarm, Ltd. Rights 11/15/17                                     6,288        8,181        0.0%
                                                                            ------------      -----
TOTAL AUSTRALIA                                                                    8,181        0.0%
                                                                            ------------      -----
AUSTRIA -- (0.0%)
*    Intercell AG Rights 05/16/13                                       265           --        0.0%
                                                                            ------------      -----
ISRAEL -- (0.0%)
*    AIirport City, Ltd. Rights 10/30/17                                  1            4        0.0%
                                                                            ------------      -----
SPAIN -- (0.0%)
*    Banco Santander SA Rights 11/01/17                             323,766       15,463        0.0%
*    Ferrovial SA Rights 11/13/17                                    23,338       11,227        0.0%
*    Liberbank SA Rights 11/10/17                                    29,846       10,743        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17                  4,304        1,765        0.0%
                                                                            ------------      -----
TOTAL SPAIN                                                                       39,198        0.0%
                                                                            ------------      -----
TOTAL RIGHTS/WARRANTS                                                             47,383        0.0%
                                                                            ------------      -----
TOTAL INVESTMENT SECURITIES                                                  767,881,112
                                                                            ------------

                                                                              VALUE+
                                                                            ------------
SECURITIES LENDING COLLATERAL -- (5.5%)
(S)@ DFA Short Term Investment Fund                               3,846,231   44,504,733        5.7%
                                                                            ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $664,822,669)                           $812,385,845      105.0%
                                                                            ============      =====

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       ---------------------------------------------
                                         LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                       ----------- ------------ ------- ------------
Common Stocks
   Australia                           $   329,595 $ 39,872,749   --    $ 40,202,344
   Austria                                      --    3,489,583   --       3,489,583
   Belgium                                  73,724    8,564,271   --       8,637,995
   Canada                               57,582,515           --   --      57,582,515
   Denmark                                 859,299   17,573,162   --      18,432,461
   Finland                                 100,279   12,625,965   --      12,726,244
   France                                  291,409   68,430,630   --      68,722,039
   Germany                               3,164,232   54,048,478   --      57,212,710
   Hong Kong                                46,970   16,788,170   --      16,835,140
   Ireland                                 482,357    3,348,504   --       3,830,861
   Israel                                  384,035    3,245,089   --       3,629,124
   Italy                                   220,195   22,068,815   --      22,289,010
   Japan                                 5,057,499  181,596,854   --     186,654,353
   Netherlands                           5,769,183   21,879,504   --      27,648,687
   New Zealand                              11,943    3,312,365   --       3,324,308
   Norway                                   12,002    6,039,740   --       6,051,742
   Portugal                                     --    1,145,396   --       1,145,396
   Singapore                                    --    8,713,087   --       8,713,087
   Spain                                 1,446,768   17,774,820   --      19,221,588
   Sweden                                  420,687   29,768,922   --      30,189,609
   Switzerland                           5,053,670   50,016,892   --      55,070,562
   United Kingdom                       16,999,031   96,584,284   --     113,583,315
Preferred Stocks
   Germany                                      --    2,641,056   --       2,641,056
Rights/Warrants
   Australia                                    --        8,181   --           8,181
   Israel                                       --            4   --               4
   Spain                                        --       39,198   --          39,198
Securities Lending Collateral                   --   44,504,733   --      44,504,733
                                       ----------- ------------   --    ------------
TOTAL                                  $98,305,393 $714,080,452   --    $812,385,845
                                       =========== ============   ==    ============

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
COMMON STOCKS -- (93.7%)
AUSTRALIA -- (5.7%)
#*  A.C.N. 004 410 833, Ltd.                                      91,938 $    1,382       0.0%
#   Adelaide Brighton, Ltd.                                       46,171    219,805       0.0%
    AGL Energy, Ltd.                                              13,154    254,679       0.0%
    ALS, Ltd.                                                     55,864    335,399       0.1%
    Altium, Ltd.                                                   9,863     90,563       0.0%
    Alumina, Ltd.                                                276,526    496,230       0.1%
#   AMA Group, Ltd.                                                5,769      4,133       0.0%
#   Amaysim Australia, Ltd.                                       16,048     23,539       0.0%
    Amcor, Ltd.                                                   19,918    241,735       0.0%
    AMP, Ltd.                                                    276,209  1,052,634       0.1%
#   AP Eagers, Ltd.                                               13,435     77,269       0.0%
    APA Group                                                     29,646    194,557       0.0%
#   APN Outdoor Group, Ltd.                                       20,919     74,956       0.0%
    Appen, Ltd.                                                    6,371     26,350       0.0%
    ARB Corp., Ltd.                                                8,250    115,134       0.0%
#   Ardent Leisure Group                                          57,894     83,109       0.0%
    Asaleo Care, Ltd.                                             78,973     89,565       0.0%
    ASX, Ltd.                                                        870     35,996       0.0%
    AUB Group, Ltd.                                                2,532     25,685       0.0%
    Aurizon Holdings, Ltd.                                       146,379    580,935       0.1%
    Ausdrill, Ltd.                                                49,740     82,751       0.0%
    AusNet Services                                               86,184    116,869       0.0%
#   Australia & New Zealand Banking Group, Ltd.                   81,904  1,879,578       0.2%
*   Australian Agricultural Co., Ltd.                             81,018     91,268       0.0%
    Australian Pharmaceutical Industries, Ltd.                    62,114     71,700       0.0%
    Auswide Bank, Ltd.                                             3,299     13,822       0.0%
#   Automotive Holdings Group, Ltd.                               40,084     99,453       0.0%
    Aveo Group                                                    42,985     83,230       0.0%
*   AWE, Ltd.                                                    113,039     44,237       0.0%
#   Baby Bunting Group, Ltd.                                      11,398     14,034       0.0%
    Bank of Queensland, Ltd.                                      41,989    429,852       0.1%
    Bapcor, Ltd.                                                   5,428     22,631       0.0%
    Beach Energy, Ltd.                                           272,749    204,042       0.0%
*   Beadell Resources, Ltd.                                      169,870     23,236       0.0%
    Bega Cheese, Ltd.                                             10,106     56,936       0.0%
#*  Bellamy's Australia, Ltd.                                      7,477     68,906       0.0%
    Bendigo & Adelaide Bank, Ltd.                                 50,373    439,364       0.1%
#   BHP Billiton, Ltd.                                           184,610  3,800,898       0.5%
    BHP Billiton, Ltd. Sponsored ADR                                 254     10,409       0.0%
#*  Billabong International, Ltd.                                  5,101      2,493       0.0%
#   Blackmores, Ltd.                                               1,532    187,370       0.0%
    BlueScope Steel, Ltd.                                        102,703  1,011,113       0.1%
    Boral, Ltd.                                                   73,642    404,099       0.1%
    Brambles, Ltd.                                                41,501    300,935       0.1%
    Breville Group, Ltd.                                          10,244     91,487       0.0%
    Brickworks, Ltd.                                              13,214    143,718       0.0%
    BT Investment Management, Ltd.                                20,005    165,502       0.0%
#   Cabcharge Australia, Ltd.                                     20,194     25,620       0.0%
    Caltex Australia, Ltd.                                         9,133    239,800       0.0%
    Capilano Honey, Ltd.                                           1,432     18,432       0.0%
*   Capitol Health, Ltd.                                          74,959     15,792       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
*   Cardno, Ltd.                                                  38,646 $   39,309       0.0%
    carsales.com, Ltd.                                            27,820    292,148       0.1%
    Cash Converters International, Ltd.                           34,080      9,384       0.0%
    Cedar Woods Properties, Ltd.                                   3,941     17,291       0.0%
    Challenger, Ltd.                                              27,002    275,437       0.1%
    CIMIC Group, Ltd.                                              3,736    138,601       0.0%
#   Class, Ltd.                                                    5,320     11,731       0.0%
    Cleanaway Waste Management, Ltd.                             254,339    292,700       0.1%
    Coca-Cola Amatil, Ltd.                                        27,684    172,836       0.0%
    Cochlear, Ltd.                                                 2,205    297,023       0.1%
    Codan, Ltd.                                                   18,475     33,932       0.0%
    Collection House, Ltd.                                        13,772     14,757       0.0%
    Collins Foods, Ltd.                                           12,441     52,813       0.0%
    Commonwealth Bank of Australia                                35,437  2,107,978       0.3%
    Computershare, Ltd.                                           28,363    339,066       0.1%
#   Corporate Travel Management, Ltd.                              6,851    126,199       0.0%
    Costa Group Holdings, Ltd.                                     3,638     17,310       0.0%
#   Credit Corp. Group, Ltd.                                       5,422     83,449       0.0%
#*  CSG, Ltd.                                                     30,846     13,924       0.0%
    CSR, Ltd.                                                     87,912    319,764       0.1%
    Data#3, Ltd.                                                  13,503     19,555       0.0%
    Decmil Group, Ltd.                                            32,726     31,864       0.0%
#   Domino's Pizza Enterprises, Ltd.                               5,014    179,265       0.0%
#*  Doray Minerals, Ltd.                                          20,708      2,925       0.0%
    Downer EDI, Ltd.                                             100,992    541,912       0.1%
    DuluxGroup, Ltd.                                              48,953    276,469       0.1%
    Eclipx Group, Ltd.                                            29,283     90,913       0.0%
*   Elders, Ltd.                                                   9,363     36,325       0.0%
*   Empired, Ltd.                                                 30,093     12,796       0.0%
#*  Energy Resources of Australia, Ltd.                           13,961      6,043       0.0%
#*  Energy World Corp., Ltd.                                      19,261      4,414       0.0%
    EQT Holdings, Ltd.                                               676      9,574       0.0%
    ERM Power, Ltd.                                               11,026     11,473       0.0%
    Estia Health, Ltd.                                            27,611     73,624       0.0%
    Event Hospitality and Entertainment, Ltd.                     17,340    177,404       0.0%
    Evolution Mining, Ltd.                                       200,075    359,415       0.1%
    Fairfax Media, Ltd.                                          291,705    245,732       0.0%
    Finbar Group, Ltd.                                             8,281      5,958       0.0%
#   Fleetwood Corp., Ltd.                                         12,321     23,215       0.0%
#   FlexiGroup, Ltd.                                              38,288     43,064       0.0%
#   Flight Centre Travel Group, Ltd.                               6,523    233,858       0.0%
    Fortescue Metals Group, Ltd.                                 191,646    681,417       0.1%
#   G8 Education, Ltd.                                            64,059    223,778       0.0%
#   Gateway Lifestyle                                              9,063     13,700       0.0%
#   GBST Holdings, Ltd.                                            1,530      2,254       0.0%
    Genworth Mortgage Insurance Australia, Ltd.                   45,639     99,331       0.0%
*   Gold Road Resources, Ltd.                                     54,389     28,648       0.0%
    Grange Resources, Ltd.                                       136,583     17,262       0.0%
    Greencross, Ltd.                                              10,077     41,027       0.0%
    GUD Holdings, Ltd.                                             7,412     67,791       0.0%
    GWA Group, Ltd.                                               41,049     80,144       0.0%
    Hansen Technologies, Ltd.                                     13,566     35,228       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
AUSTRALIA -- (Continued)
#   Harvey Norman Holdings, Ltd.                                  94,123 $272,643       0.0%
    HFA Holdings, Ltd.                                            20,317   47,480       0.0%
#   HT&E, Ltd.                                                    48,554   64,669       0.0%
    Huon Aquaculture Group, Ltd.                                   2,982   11,249       0.0%
    IDP Education, Ltd.                                           12,883   55,301       0.0%
    Iluka Resources, Ltd.                                         20,091  144,774       0.0%
*   Imdex, Ltd.                                                   51,724   38,411       0.0%
#   IMF Bentham, Ltd.                                             25,892   46,226       0.0%
    Incitec Pivot, Ltd.                                          163,006  478,136       0.1%
#   Independence Group NL                                         74,313  228,339       0.0%
*   Infigen Energy                                                92,551   51,831       0.0%
    Infomedia, Ltd.                                               36,201   21,737       0.0%
    Insurance Australia Group, Ltd.                               36,718  184,639       0.0%
    Integrated Research, Ltd.                                      9,550   28,068       0.0%
    InvoCare, Ltd.                                                13,423  174,518       0.0%
    IOOF Holdings, Ltd.                                           35,586  293,526       0.1%
#   IRESS, Ltd.                                                   14,239  128,370       0.0%
    iSelect, Ltd.                                                  8,736   10,683       0.0%
    iSentia Group, Ltd.                                           47,120   35,746       0.0%
    IVE Group, Ltd.                                               13,787   21,544       0.0%
    James Hardie Industries P.L.C.                                21,269  324,739       0.1%
#   Japara Healthcare, Ltd.                                       23,349   36,141       0.0%
#   JB Hi-Fi, Ltd.                                                13,562  238,088       0.0%
#*  Karoon Gas Australia, Ltd.                                    30,457   28,032       0.0%
#*  Kingsgate Consolidated, Ltd.                                  33,671   10,417       0.0%
    LendLease Group                                               38,071  472,766       0.1%
    LifeHealthcare Group, Ltd.                                     6,221   12,627       0.0%
    Link Administration Holdings, Ltd.                            20,452  129,146       0.0%
*   Lynas Corp., Ltd.                                            237,924   32,873       0.0%
    MACA, Ltd.                                                    26,930   43,143       0.0%
*   Macmahon Holdings, Ltd.                                      237,156   43,635       0.0%
    Macquarie Group, Ltd.                                         11,322  854,152       0.1%
#   Magellan Financial Group, Ltd.                                 9,040  168,096       0.0%
    Mantra Group, Ltd.                                            37,200  111,153       0.0%
    MaxiTRANS Industries, Ltd.                                    11,936    6,362       0.0%
#*  Mayne Pharma Group, Ltd.                                     140,222   73,645       0.0%
    McMillan Shakespeare, Ltd.                                     8,165   98,554       0.0%
    Medibank Pvt, Ltd.                                           131,734  310,072       0.1%
*   Medusa Mining, Ltd.                                           45,149   13,608       0.0%
    Melbourne IT, Ltd.                                            10,226   24,194       0.0%
*   Mesoblast, Ltd.                                               22,887   23,455       0.0%
    Metals X, Ltd.                                               106,191   81,291       0.0%
    Michael Hill International, Ltd.                              22,149   17,979       0.0%
    Mineral Resources, Ltd.                                       21,904  292,303       0.1%
#*  MMA Offshore, Ltd.                                            12,228    1,776       0.0%
    Monadelphous Group, Ltd.                                      16,064  208,856       0.0%
    Monash IVF Group, Ltd.                                        35,085   41,907       0.0%
    Money3 Corp., Ltd.                                            14,287   17,083       0.0%
#   Mortgage Choice, Ltd.                                         12,176   20,590       0.0%
#   Mount Gibson Iron, Ltd.                                      127,525   37,125       0.0%
#   Myer Holdings, Ltd.                                          121,779   71,349       0.0%
    MYOB Group, Ltd.                                              15,922   45,823       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
    MyState, Ltd.                                                  7,026 $   25,697       0.0%
#   National Australia Bank, Ltd.                                 99,704  2,498,200       0.3%
    Navitas, Ltd.                                                 26,460     96,773       0.0%
    New Hope Corp., Ltd.                                          34,564     52,903       0.0%
    Newcrest Mining, Ltd.                                         39,719    679,100       0.1%
    nib holdings, Ltd.                                            53,994    260,792       0.0%
    Nick Scali, Ltd.                                               3,643     18,547       0.0%
#   Nine Entertainment Co. Holdings, Ltd.                         96,456    110,826       0.0%
    Northern Star Resources, Ltd.                                 74,806    297,485       0.1%
*   NRW Holdings, Ltd.                                            56,971     56,072       0.0%
    Nufarm, Ltd.(6335331)                                         31,055    207,494       0.0%
    Nufarm, Ltd.(B672BY1)                                          6,901     47,958       0.0%
    OFX Group, Ltd.                                               24,442     26,123       0.0%
    Oil Search, Ltd.                                              80,102    454,048       0.1%
*   Onevue Holdings, Ltd.                                         24,977     13,027       0.0%
    Orica, Ltd.                                                   32,972    528,117       0.1%
*   Origin Energy, Ltd.                                           94,469    575,362       0.1%
#*  Orocobre, Ltd.                                                 8,159     30,363       0.0%
    Orora, Ltd.                                                  216,901    565,592       0.1%
    OZ Minerals, Ltd.                                             49,077    303,054       0.1%
    Pacific Current Group, Ltd.                                    2,958     15,905       0.0%
    Pact Group Holdings, Ltd.                                     20,178     89,573       0.0%
#*  Paladin Energy, Ltd.                                         157,449      2,866       0.0%
*   Panoramic Resources, Ltd.                                     95,077     29,084       0.0%
    Peet, Ltd.                                                    40,858     45,676       0.0%
    Pepper Group, Ltd.                                             4,498     12,639       0.0%
    Perpetual, Ltd.                                                5,274    196,008       0.0%
#*  Perseus Mining, Ltd.                                         198,049     48,201       0.0%
    Pioneer Credit, Ltd.                                           9,616     22,068       0.0%
#   Platinum Asset Management, Ltd.                               25,578    142,955       0.0%
    PMP, Ltd.                                                     63,875     36,722       0.0%
#   Premier Investments, Ltd.                                     16,585    168,303       0.0%
    Prime Media Group, Ltd.                                       92,232     26,164       0.0%
    Pro Medicus, Ltd.                                              5,102     26,168       0.0%
    Qantas Airways, Ltd.                                          56,667    267,446       0.0%
    QBE Insurance Group, Ltd.                                     74,759    613,009       0.1%
#   Qube Holdings, Ltd.                                          101,593    200,184       0.0%
#   Quintis, Ltd.                                                 26,787      4,822       0.0%
*   Ramelius Resources, Ltd.                                     127,013     37,737       0.0%
    RCR Tomlinson, Ltd.                                           29,685     97,807       0.0%
    REA Group, Ltd.                                                2,678    148,481       0.0%
    Reckon, Ltd.                                                   6,209      5,920       0.0%
#   Regis Healthcare, Ltd.                                        10,736     29,965       0.0%
    Regis Resources, Ltd.                                         57,035    169,431       0.0%
#   Reject Shop, Ltd. (The)                                        5,557     19,832       0.0%
    Resolute Mining, Ltd.                                        145,459    114,078       0.0%
#   Retail Food Group, Ltd.                                       24,789     83,528       0.0%
    Ridley Corp., Ltd.                                            52,087     57,867       0.0%
#   Rio Tinto, Ltd.                                               20,934  1,115,495       0.2%
    Ruralco Holdings, Ltd.                                         9,648     21,260       0.0%
    RXP Services, Ltd.                                            24,648     14,921       0.0%
    Sandfire Resources NL                                         37,525    165,225       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
AUSTRALIA -- (Continued)
*   Santos, Ltd.                                                 105,098 $363,167       0.1%
*   Saracen Mineral Holdings, Ltd.                                90,687  100,499       0.0%
    SeaLink Travel Group, Ltd.                                     3,634   11,956       0.0%
    Seek, Ltd.                                                    20,945  294,934       0.1%
#   Select Harvests, Ltd.                                         15,761   56,692       0.0%
#*  Senex Energy, Ltd.                                           135,403   35,867       0.0%
    Servcorp, Ltd.                                                 5,109   21,782       0.0%
    Service Stream, Ltd.                                          23,443   25,144       0.0%
    Seven Group Holdings, Ltd.                                    16,794  170,885       0.0%
    Seven West Media, Ltd.                                       137,261   71,061       0.0%
    SG Fleet Group, Ltd.                                           6,627   20,741       0.0%
    Sigma Healthcare, Ltd.                                        38,934   22,514       0.0%
#   Silver Chef, Ltd.                                              4,994   27,781       0.0%
#*  Silver Lake Resources, Ltd.                                  109,241   30,377       0.0%
    Sims Metal Management, Ltd.                                   27,905  282,945       0.1%
*   Sino Gas & Energy Holdings, Ltd.                             170,274   12,480       0.0%
    Sirtex Medical, Ltd.                                           6,914   72,407       0.0%
    SmartGroup Corp., Ltd.                                         6,573   48,960       0.0%
    Sonic Healthcare, Ltd.                                        14,129  235,979       0.0%
    South32, Ltd.                                                347,079  906,589       0.1%
    South32, Ltd. ADR                                              2,251   29,313       0.0%
    Southern Cross Media Group, Ltd.                              79,239   68,088       0.0%
    Spark Infrastructure Group                                    84,019  163,560       0.0%
    SpeedCast International, Ltd.                                 13,995   44,631       0.0%
    St Barbara, Ltd.                                              56,881  125,760       0.0%
    Steadfast Group, Ltd.                                         29,976   61,619       0.0%
    Suncorp Group, Ltd.                                           72,472  754,344       0.1%
#*  Sundance Energy Australia, Ltd.                               57,522    2,423       0.0%
    Sunland Group, Ltd.                                            6,809    8,918       0.0%
#   Super Retail Group, Ltd.                                      28,156  167,622       0.0%
    Sydney Airport                                                23,431  127,659       0.0%
#*  Syrah Resources, Ltd.                                         44,080  114,045       0.0%
    Tassal Group, Ltd.                                            31,195  100,631       0.0%
    Technology One, Ltd.                                          27,348  105,642       0.0%
    Telstra Corp., Ltd.                                           68,188  185,061       0.0%
#   Thorn Group, Ltd.                                             35,581   21,797       0.0%
*   Tiger Resources, Ltd.                                        219,444    6,583       0.0%
    Tox Free Solutions, Ltd.                                      30,492   57,253       0.0%
#   TPG Telecom, Ltd.                                             37,774  156,348       0.0%
    Transurban Group                                              28,787  267,599       0.0%
#*  Troy Resources, Ltd.                                             583       44       0.0%
    Villa World, Ltd.                                             21,720   43,267       0.0%
#   Village Roadshow, Ltd.                                        14,328   41,147       0.0%
#*  Virgin Australia Holdings, Ltd.                              108,136   15,359       0.0%
    Virtus Health, Ltd.                                           14,879   62,497       0.0%
    Vita Group, Ltd.                                              12,900   12,780       0.0%
    Vocus Group, Ltd.                                             51,968  114,791       0.0%
*   Watpac, Ltd.                                                  27,091   14,736       0.0%
    Webjet, Ltd.                                                  10,269   90,587       0.0%
    Wesfarmers, Ltd.                                              26,169  838,214       0.1%
#   Western Areas, Ltd.                                           52,448  111,894       0.0%
*   Westgold Resources, Ltd.                                       9,874   14,112       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
AUSTRALIA -- (Continued)
#   Westpac Banking Corp.                                        72,689 $ 1,841,171       0.2%
#*  Whitehaven Coal, Ltd.                                        86,593     247,502       0.0%
    Woodside Petroleum, Ltd.                                     28,318     667,541       0.1%
    Woolworths, Ltd.                                             21,029     416,893       0.1%
*   WorleyParsons, Ltd.                                          34,663     372,821       0.1%
    WPP AUNZ, Ltd.                                               68,187      48,007       0.0%
                                                                        -----------       ---
TOTAL AUSTRALIA                                                          49,956,024       6.0%
                                                                        -----------       ---
AUSTRIA -- (0.7%)
    Agrana Beteiligungs AG                                          549      68,066       0.0%
    ANDRITZ AG                                                    6,118     345,949       0.1%
    Atrium European Real Estate, Ltd.                            16,732      78,372       0.0%
    Austria Technologie & Systemtechnik AG                        4,254      91,077       0.0%
    BUWOG AG                                                     14,035     404,554       0.1%
    CA Immobilien Anlagen AG                                      5,673     161,757       0.0%
#   DO & CO AG                                                      627      33,250       0.0%
    Erste Group Bank AG                                          18,328     786,728       0.1%
    EVN AG                                                        4,101      64,735       0.0%
*   FACC AG                                                       1,487      25,930       0.0%
    Flughafen Wien AG                                               621      24,988       0.0%
#   IMMOFINANZ AG                                                89,609     226,464       0.0%
    Kapsch TrafficCom AG                                            788      45,769       0.0%
    Lenzing AG                                                    1,292     174,896       0.0%
    Mayr Melnhof Karton AG                                          878     127,476       0.0%
    Oesterreichische Post AG                                      3,927     174,383       0.0%
    OMV AG                                                        7,513     450,880       0.1%
    Palfinger AG                                                  1,670      73,821       0.0%
    POLYTEC Holding AG                                            2,865      71,288       0.0%
#   Porr Ag                                                         848      26,512       0.0%
*   Raiffeisen Bank International AG                             14,035     488,083       0.1%
    Rosenbauer International AG                                     131       8,265       0.0%
    S IMMO AG                                                     5,704     100,473       0.0%
*   Schoeller-Bleckmann Oilfield Equipment AG                       459      42,829       0.0%
#   Semperit AG Holding                                           1,997      58,392       0.0%
    Strabag SE                                                    2,105      87,896       0.0%
    Telekom Austria AG                                           19,768     185,071       0.0%
    UNIQA Insurance Group AG                                     24,679     252,858       0.1%
    Verbund AG                                                    8,017     194,686       0.0%
    Vienna Insurance Group AG Wiener Versicherung Gruppe          6,059     177,373       0.0%
    Voestalpine AG                                               17,796     978,394       0.1%
    Wienerberger AG                                               9,422     241,745       0.1%
    Zumtobel Group AG                                             2,684      45,888       0.0%
                                                                        -----------       ---
TOTAL AUSTRIA                                                             6,318,848       0.8%
                                                                        -----------       ---
BELGIUM -- (1.3%)
#*  Ablynx NV                                                     2,054      42,141       0.0%
    Ackermans & van Haaren NV                                     3,398     581,956       0.1%
    Ageas                                                        33,500   1,624,585       0.2%
*   AGFA-Gevaert NV                                              31,065     145,955       0.0%
    Atenor                                                          415      23,369       0.0%
    Banque Nationale de Belgique                                     19      63,197       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
BELGIUM -- (Continued)
    Barco NV                                                      1,790 $   183,391       0.0%
    Bekaert SA                                                    6,081     287,642       0.1%
    bpost SA                                                     12,323     347,435       0.1%
#*  Celyad SA                                                       565      32,935       0.0%
    Cie d'Entreprises CFE                                         1,194     174,597       0.0%
    Cie Immobiliere de Belgique SA                                  381      23,583       0.0%
    Colruyt SA                                                   10,547     539,419       0.1%
    D'ieteren SA                                                  4,001     182,982       0.0%
*   Dalenys                                                         351       3,635       0.0%
    Deceuninck NV                                                 8,961      33,262       0.0%
    Econocom Group SA                                            12,480      96,049       0.0%
    Elia System Operator SA                                       2,471     143,331       0.0%
*   Euronav NV                                                    2,900      24,215       0.0%
#   Euronav NV                                                   19,299     159,935       0.0%
    EVS Broadcast Equipment SA                                    1,407      52,878       0.0%
#   Exmar NV                                                      3,996      26,577       0.0%
*   Galapagos NV                                                  1,822     177,193       0.0%
    Gimv NV                                                       1,016      61,232       0.0%
#   Ion Beam Applications                                           435      13,335       0.0%
    Jensen-Group NV                                                 229      11,021       0.0%
    KBC Group NV                                                 19,032   1,580,967       0.2%
    Kinepolis Group NV                                            1,673     113,047       0.0%
    Lotus Bakeries                                                   35      88,855       0.0%
    Melexis NV                                                    2,414     241,891       0.0%
#*  Nyrstar NV                                                   13,368     106,727       0.0%
    Ontex Group NV                                               14,298     502,856       0.1%
    Orange Belgium SA                                             6,908     160,012       0.0%
    Picanol                                                         293      33,058       0.0%
    Proximus SADP                                                12,838     426,304       0.1%
    Recticel SA                                                   6,729      66,623       0.0%
    Resilux                                                         210      36,849       0.0%
    Roularta Media Group NV                                         370       9,241       0.0%
    Sapec                                                            70       4,852       0.0%
    Sioen Industries NV                                           1,485      45,215       0.0%
    Sipef SA                                                        588      43,258       0.0%
    Solvay SA                                                     9,388   1,394,665       0.2%
*   Telenet Group Holding NV                                      3,093     213,911       0.0%
    TER Beke SA                                                     109      21,998       0.0%
*   Tessenderlo Group SA                                          6,174     296,283       0.1%
*   ThromboGenics NV                                              7,971      41,515       0.0%
    Umicore SA                                                   21,896     978,536       0.1%
    Van de Velde NV                                                 784      43,376       0.0%
                                                                        -----------       ---
TOTAL BELGIUM                                                            11,505,889       1.4%
                                                                        -----------       ---
CANADA -- (9.0%)
*   5N Plus, Inc.                                                 4,100       9,788       0.0%
#   Absolute Software Corp.                                       6,200      40,129       0.0%
    Acadian Timber Corp.                                          1,700      25,814       0.0%
*   Advantage Oil & Gas, Ltd.(B66PKS8)                           24,999     132,349       0.0%
*   Advantage Oil & Gas, Ltd.(00765F101)                          3,399      18,185       0.0%
    Aecon Group, Inc.                                             8,695     130,954       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
    Ag Growth International, Inc.                                  1,000 $   39,144       0.0%
    AGF Management, Ltd. Class B                                  13,487     86,875       0.0%
    Agnico Eagle Mines, Ltd.                                      15,126    675,073       0.1%
    Agrium, Inc.(008916108)                                        6,579    716,585       0.1%
    Agrium, Inc.(2213538)                                          1,600    174,188       0.0%
#   AGT Food & Ingredients, Inc.                                   4,300     77,094       0.0%
    Aimia, Inc.                                                   13,859     27,179       0.0%
*   Air Canada                                                     5,441    107,799       0.0%
#   AirBoss of America Corp.                                       3,978     35,614       0.0%
*   Alacer Gold Corp.                                             56,096     87,399       0.0%
    Alamos Gold, Inc. Class A(011532108)                          18,797    118,794       0.0%
    Alamos Gold, Inc. Class A(BZ3DNP6)                            31,600    200,118       0.0%
#   Alaris Royalty Corp.                                           5,882     93,193       0.0%
*   Alexco Resource Corp.                                          1,285      1,581       0.0%
    Algoma Central Corp.                                           1,200     12,139       0.0%
    Algonquin Power & Utilities Corp.                             18,683    199,994       0.0%
    Alimentation Couche-Tard, Inc. Class B                         6,765    317,196       0.1%
*   Alio Gold, Inc.                                                6,570     26,074       0.0%
#   AltaGas, Ltd.                                                  7,388    168,422       0.0%
    Alterra Power Corp.                                            2,700     16,408       0.0%
#   Altius Minerals Corp.                                          5,301     49,020       0.0%
    Altus Group, Ltd.                                              3,650     99,674       0.0%
*   Americas Silver Corp.                                          3,547     14,407       0.0%
*   Amerigo Resources, Ltd.                                       32,000     20,340       0.0%
    ARC Resources, Ltd.                                           35,872    437,382       0.1%
*   Argonaut Gold, Inc.                                           35,772     64,606       0.0%
#*  Asanko Gold, Inc.                                             15,002     13,954       0.0%
    Atco, Ltd. Class I                                             4,239    153,709       0.0%
#*  Athabasca Oil Corp.                                           77,149     69,369       0.0%
*   ATS Automation Tooling Systems, Inc.                           5,297     60,972       0.0%
*   AuRico Metals, Inc.(05157J108)                                 5,845      5,845       0.0%
*   AuRico Metals, Inc.(BYR52G5)                                  16,312     16,437       0.0%
    AutoCanada, Inc.                                               3,921     70,846       0.0%
*   Avigilon Corp.                                                 3,373     50,016       0.0%
*   B2Gold Corp.                                                 159,821    406,335       0.1%
#   Badger Daylighting, Ltd.                                       4,456    101,444       0.0%
    Bank of Montreal(063671101)                                   14,125  1,082,116       0.2%
    Bank of Montreal(2076009)                                     22,524  1,725,484       0.2%
    Bank of Nova Scotia (The)(064149107)                          25,978  1,676,101       0.2%
    Bank of Nova Scotia (The)(2076281)                            25,800  1,665,471       0.2%
    Barrick Gold Corp.(067901108)                                 46,629    673,789       0.1%
    Barrick Gold Corp.(2024644)                                   11,682    168,787       0.0%
*   Baytex Energy Corp.(07317Q105)                                 2,602      7,182       0.0%
#*  Baytex Energy Corp.(B4VGVM3)                                  28,300     77,874       0.0%
    BCE, Inc.(05534B760)                                           2,798    129,156       0.0%
    BCE, Inc.(B188TH2)                                             3,215    148,440       0.0%
*   Bellatrix Exploration, Ltd.(078314507)                         1,559      3,743       0.0%
#*  Bellatrix Exploration, Ltd.(BF237Z5)                           4,740     11,353       0.0%
    Birchcliff Energy, Ltd.                                       31,547    128,379       0.0%
    Bird Construction, Inc.                                        3,789     28,724       0.0%
#   Black Diamond Group, Ltd.                                      7,742     12,902       0.0%
*   BlackBerry, Ltd.(09228F103)                                   12,657    138,468       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
CANADA -- (Continued)
*   BlackBerry, Ltd.(BCBHZ31)                                     14,150 $154,870       0.0%
*   BlackPearl Resources, Inc.                                    33,481   28,288       0.0%
*   Bombardier, Inc. Class A                                      11,600   24,727       0.0%
*   Bombardier, Inc. Class B                                     105,030  222,256       0.0%
    Bonavista Energy Corp.                                        46,520   98,802       0.0%
#   Bonterra Energy Corp.                                          2,880   33,910       0.0%
    Boralex, Inc. Class A                                         12,423  220,708       0.0%
    Brookfield Asset Management, Inc. Class A                      9,289  389,676       0.1%
    Brookfield Real Estate Services, Inc.                          1,100   13,898       0.0%
    BRP, Inc.                                                      3,068  103,115       0.0%
#*  BSM Technologies, Inc.                                         9,300    9,083       0.0%
#*  Calfrac Well Services, Ltd.                                   18,253   73,572       0.0%
#   Callidus Capital Corp.                                         1,700   14,376       0.0%
    Cameco Corp.(13321L108)                                       25,982  211,493       0.0%
    Cameco Corp.(2166160)                                         11,800   95,856       0.0%
    Canaccord Genuity Group, Inc.                                 18,783   62,460       0.0%
*   Canacol Energy, Ltd.                                          25,200   80,087       0.0%
    Canadian Imperial Bank of Commerce(136069101)                 10,051  884,991       0.1%
    Canadian Imperial Bank of Commerce(2170525)                    8,700  765,810       0.1%
    Canadian National Railway Co.(136375102)                       9,292  747,913       0.1%
    Canadian National Railway Co.(2180632)                         3,700  297,727       0.1%
    Canadian Natural Resources, Ltd.                              15,209  530,794       0.1%
    Canadian Pacific Railway, Ltd.(13645T100)                      2,100  364,224       0.1%
    Canadian Pacific Railway, Ltd.(2793115)                        1,800  312,087       0.1%
#   Canadian Tire Corp., Ltd. Class A                              3,568  437,807       0.1%
    Canadian Utilities, Ltd. Class A                               2,411   72,810       0.0%
#   Canadian Western Bank                                         15,925  448,581       0.1%
*   Canfor Corp.                                                  14,966  297,673       0.1%
    Canfor Pulp Products, Inc.                                     5,091   55,602       0.0%
    CanWel Building Materials Group, Ltd.                          8,500   43,683       0.0%
    Capital Power Corp.                                            7,701  145,830       0.0%
*   Capstone Mining Corp.                                         60,575   69,022       0.0%
    Cara Operations, Ltd.                                          2,000   40,943       0.0%
    Cascades, Inc.                                                12,000  144,547       0.0%
    CCL Industries, Inc. Class B                                   4,850  233,759       0.0%
*   Celestica, Inc.(15101Q108)                                    15,682  157,604       0.0%
*   Celestica, Inc.(2263362)                                       3,200   32,122       0.0%
    Cenovus Energy, Inc.(15135U109)                               32,519  316,085       0.1%
#   Cenovus Energy, Inc.(B57FG04)                                 25,300  245,528       0.0%
*   Centerra Gold, Inc.                                           39,041  265,095       0.1%
    Cervus Equipment Corp.                                         1,200   14,092       0.0%
*   CGI Group, Inc. Class A                                        8,717  463,221       0.1%
#   Chesswood Group, Ltd.                                          1,200   11,980       0.0%
#*  China Gold International Resources Corp., Ltd.                50,716   78,623       0.0%
    CI Financial Corp.                                            17,929  398,577       0.1%
#   Cineplex, Inc.                                                 6,883  208,181       0.0%
    Clearwater Seafoods, Inc.                                      2,677   18,530       0.0%
    Cogeco Communications, Inc.                                    3,089  222,079       0.0%
    Cogeco, Inc.                                                   1,576  107,428       0.0%
    Colliers International Group, Inc.(194693107)                  3,369  197,423       0.0%
    Colliers International Group, Inc.(BYL7SB4)                      620   36,337       0.0%
    Computer Modelling Group, Ltd.                                11,290   89,525       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
CANADA -- (Continued)
#   Cona Resources, Ltd.                                           6,800 $ 11,280       0.0%
    Constellation Software, Inc.                                     600  341,360       0.1%
*   Continental Gold, Inc.                                        21,500   51,663       0.0%
#*  Copper Mountain Mining Corp.                                  22,194   26,837       0.0%
#   Corus Entertainment, Inc. Class B                             22,015  204,263       0.0%
    Cott Corp.(22163N106)                                         14,598  218,970       0.0%
    Cott Corp.(2228952)                                           15,656  234,700       0.0%
#   Crescent Point Energy Corp.(B67C8W8)                          28,678  235,857       0.0%
    Crescent Point Energy Corp.(22576C101)                         6,810   56,043       0.0%
*   Crew Energy, Inc.                                             30,233  102,409       0.0%
*   CRH Medical Corp.                                              3,400    7,985       0.0%
#*  Delphi Energy Corp.                                           30,292   28,176       0.0%
#*  Denison Mines Corp.                                           71,400   29,333       0.0%
*   Descartes Systems Group, Inc. (The)(2141941)                   2,500   72,475       0.0%
*   Descartes Systems Group, Inc. (The)(249906108)                 1,400   40,670       0.0%
*   Detour Gold Corp.                                             31,600  336,796       0.1%
#   DHX Media, Ltd.                                                9,300   30,637       0.0%
    Dollarama, Inc.                                                3,955  440,259       0.1%
#   Dominion Diamond Corp.(257287102)                              8,601  122,564       0.0%
    Dominion Diamond Corp.(B95LX89)                                  500    7,116       0.0%
    Dorel Industries, Inc. Class B                                 5,447  142,033       0.0%
*   DREAM Unlimited Corp. Class A                                 13,200   75,203       0.0%
*   Dundee Precious Metals, Inc.                                  22,818   45,632       0.0%
    E-L Financial Corp., Ltd.                                        100   64,104       0.0%
    ECN Capital Corp.                                             37,499  122,952       0.0%
    Eldorado Gold Corp.(284902103)                                 7,243    9,054       0.0%
    Eldorado Gold Corp.(2307873)                                 100,431  126,113       0.0%
    Element Fleet Management Corp.                                38,931  299,957       0.1%
#   Emera, Inc.                                                      790   29,760       0.0%
    Empire Co., Ltd. Class A                                      27,497  475,938       0.1%
#   Enbridge Income Fund Holdings, Inc.                           11,650  271,541       0.1%
    Enbridge, Inc.(2466149)                                       13,120  504,216       0.1%
#   Enbridge, Inc.(29250N105)                                      1,363   52,421       0.0%
#   Encana Corp.(292505104)                                       56,119  656,592       0.1%
    Encana Corp.(2793193)                                         26,900  314,643       0.1%
*   Endeavour Mining Corp.                                         4,081   72,535       0.0%
#*  Endeavour Silver Corp.                                         4,949   10,294       0.0%
    Enercare, Inc.                                                15,100  235,378       0.0%
    Enerflex, Ltd.                                                13,666  185,907       0.0%
#*  Energy Fuels, Inc.                                            12,193   16,823       0.0%
    Enerplus Corp.(292766102)                                     25,035  229,571       0.0%
    Enerplus Corp.(B584T89)                                       22,600  207,238       0.0%
    Enghouse Systems, Ltd.                                         2,000   84,521       0.0%
    Ensign Energy Services, Inc.                                  22,917  117,951       0.0%
#*  Epsilon Energy, Ltd.                                           6,843   16,974       0.0%
#   Equitable Group, Inc.                                          2,150   99,992       0.0%
*   Essential Energy Services Trust                               19,400    8,872       0.0%
    Evertz Technologies, Ltd.                                      2,200   32,162       0.0%
#   Exchange Income Corp.                                          4,758  127,977       0.0%
    Exco Technologies, Ltd.                                        4,701   38,152       0.0%
#   Extendicare, Inc.                                              8,949   64,997       0.0%
    Fairfax Financial Holdings, Ltd.                               1,747  920,029       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
CANADA -- (Continued)
    Fiera Capital Corp.                                           2,526 $ 27,529       0.0%
    Finning International, Inc.                                  12,642  308,284       0.1%
#   Firm Capital Mortgage Investment Corp.                        4,500   44,299       0.0%
    First Capital Realty, Inc.                                    8,919  141,449       0.0%
#*  First Majestic Silver Corp.                                   3,608   24,354       0.0%
#   First National Financial Corp.                                1,400   31,145       0.0%
    First Quantum Minerals, Ltd.                                 37,518  419,646       0.1%
    FirstService Corp.(33767E103)                                 2,147  149,560       0.0%
    FirstService Corp.(BYL7ZF7)                                   1,700  118,345       0.0%
#*  Fission Uranium Corp.                                        53,000   23,006       0.0%
    Fortis, Inc.                                                  6,859  252,594       0.1%
*   Fortuna Silver Mines, Inc.(349915108)                         1,312    5,537       0.0%
*   Fortuna Silver Mines, Inc.(2383033)                          20,099   84,596       0.0%
    Franco-Nevada Corp.(351858105)                                  341   27,089       0.0%
    Franco-Nevada Corp.(B29NF31)                                    400   31,787       0.0%
    Freehold Royalties, Ltd.                                      6,358   77,769       0.0%
*   GDI Integrated Facility Services, Inc.                        1,300   15,498       0.0%
*   Gear Energy, Ltd.                                            37,500   23,254       0.0%
#   Genworth MI Canada, Inc.                                      5,949  184,866       0.0%
    George Weston, Ltd.                                           2,534  212,761       0.0%
    Gibson Energy, Inc.                                           4,761   64,730       0.0%
    Gildan Activewear, Inc.(375916103)                            3,004   91,922       0.0%
    Gildan Activewear, Inc.(2254645)                              3,300  100,988       0.0%
#   Gluskin Sheff + Associates, Inc.                              2,574   32,202       0.0%
*   GMP Capital, Inc.                                            11,400   23,240       0.0%
    goeasy, Ltd.                                                  1,600   38,757       0.0%
*   GoGold Resources, Inc.                                        8,500    2,833       0.0%
    Goldcorp, Inc.(380956409)                                    27,832  363,486       0.1%
    Goldcorp, Inc.(2676302)                                      19,300  252,077       0.1%
#*  Golden Star Resources, Ltd.                                  44,500   34,838       0.0%
*   Gran Tierra Energy, Inc.(38500T101)                           2,706    5,872       0.0%
*   Gran Tierra Energy, Inc.(B2PPCS5)                            55,930  121,823       0.0%
#   Granite Oil Corp.                                             3,733    9,954       0.0%
#*  Great Panther Silver, Ltd.                                      753      922       0.0%
    Great-West Lifeco, Inc.                                       3,578   99,566       0.0%
    Guardian Capital Group, Ltd. Class A                          1,928   38,109       0.0%
*   Guyana Goldfields, Inc.                                      26,400   94,132       0.0%
*   Heroux-Devtek, Inc.                                           6,714   76,607       0.0%
    High Liner Foods, Inc.                                        2,850   31,392       0.0%
#   Home Capital Group, Inc.                                     10,872  117,644       0.0%
    Horizon North Logistics, Inc.                                38,300   51,953       0.0%
    HudBay Minerals, Inc.(B05BQ98)                               25,343  188,805       0.0%
    HudBay Minerals, Inc.(B05BDX1)                               16,524  122,832       0.0%
#   Hudson's Bay Co.                                             12,084  105,563       0.0%
*   Husky Energy, Inc.                                           17,312  224,368       0.0%
    Hydro One, Ltd.                                               5,600   99,012       0.0%
*   IAMGOLD Corp.(450913108)                                      4,292   23,563       0.0%
*   IAMGOLD Corp.(2446646)                                       76,580  420,267       0.1%
    IGM Financial, Inc.                                           6,969  245,625       0.0%
#*  Imperial Metals Corp.                                         6,300   14,504       0.0%
    Imperial Oil, Ltd.(453038408)                                 5,835  188,937       0.0%
    Imperial Oil, Ltd.(2454241)                                   2,200   71,332       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
    Industrial Alliance Insurance & Financial Services, Inc.      12,778 $  579,026       0.1%
    Innergex Renewable Energy, Inc.                               11,852    129,443       0.0%
    Intact Financial Corp.                                         1,255    102,581       0.0%
    Inter Pipeline, Ltd.                                          12,815    260,651       0.1%
*   Interfor Corp.                                                11,940    194,357       0.0%
    Intertape Polymer Group, Inc.                                  6,300     92,979       0.0%
*   Ivanhoe Mines, Ltd. Class A                                   33,542    121,418       0.0%
    Jean Coutu Group PJC, Inc. (The) Class A                      13,000    246,679       0.0%
    Just Energy Group, Inc.(B693818)                               4,023     22,368       0.0%
    Just Energy Group, Inc.(B63MCN1)                               9,896     55,076       0.0%
    K-Bro Linen, Inc.                                              1,051     31,821       0.0%
*   Kelt Exploration, Ltd.                                        25,600    140,293       0.0%
    Keyera Corp.                                                  13,154    387,248       0.1%
*   Kinaxis, Inc.                                                  1,100     54,851       0.0%
*   Kinross Gold Corp.(496902404)                                 27,330    107,954       0.0%
*   Kinross Gold Corp.(B03Z841)                                  188,003    743,210       0.1%
    Kirkland Lake Gold, Ltd.                                      24,117    282,839       0.1%
*   Klondex Mines, Ltd.                                           13,400     38,743       0.0%
*   Knight Therapeutics, Inc.                                     19,568    127,106       0.0%
#   Labrador Iron Ore Royalty Corp.                                3,709     60,029       0.0%
    Lassonde Industries, Inc. Class A                                300     56,972       0.0%
#   Laurentian Bank of Canada                                      4,606    214,216       0.0%
    Leon's Furniture, Ltd.                                         4,206     63,802       0.0%
    Linamar Corp.                                                  8,928    541,728       0.1%
    Loblaw Cos., Ltd.                                              4,284    221,111       0.0%
    Lucara Diamond Corp.                                          36,789     64,162       0.0%
    Lundin Mining Corp.                                          108,187    825,176       0.1%
    Magellan Aerospace Corp.                                       3,437     51,471       0.0%
    Magna International, Inc.(559222401)                           7,200    392,760       0.1%
    Magna International, Inc.(2554475)                            23,650  1,290,200       0.2%
*   Mainstreet Equity Corp.                                          500     14,635       0.0%
    Mainstreet Health Investments, Inc.                            2,100     18,039       0.0%
*   Major Drilling Group International, Inc.                      15,420     82,592       0.0%
    Mandalay Resources Corp.                                      36,500      8,346       0.0%
    Manulife Financial Corp.(56501R106)                           35,723    718,032       0.1%
    Manulife Financial Corp.(2492519)                             23,300    468,492       0.1%
    Maple Leaf Foods, Inc.                                         6,200    160,803       0.0%
    Martinrea International, Inc.                                 16,321    160,035       0.0%
    Maxar Technologies, Ltd.                                       7,000    442,811       0.1%
#   Mediagrif Interactive Technologies, Inc.                       2,100     21,894       0.0%
    Medical Facilities Corp.                                       5,850     63,801       0.0%
*   MEG Energy Corp.                                              31,899    141,680       0.0%
    Melcor Developments, Ltd.                                        200      2,333       0.0%
    Methanex Corp.(59151K108)                                      8,906    434,167       0.1%
    Methanex Corp.(2654416)                                        1,735     84,551       0.0%
    Metro, Inc.                                                    7,977    251,101       0.0%
*   Mitel Networks Corp.                                          20,255    174,117       0.0%
    Morguard Corp.                                                   400     59,530       0.0%
    Morneau Shepell, Inc.                                          5,200     86,620       0.0%
    MTY Food Group, Inc.                                           1,988     78,481       0.0%
    Mullen Group, Ltd.                                            15,004    196,898       0.0%
*   NAPEC, Inc.                                                   10,300     10,299       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
CANADA -- (Continued)
    National Bank of Canada                                      27,555 $1,337,275       0.2%
    Nevsun Resources, Ltd.                                       41,481     97,746       0.0%
    New Flyer Industries, Inc.                                    4,576    194,163       0.0%
*   New Gold, Inc.(644535106)                                     4,011     13,196       0.0%
*   New Gold, Inc.(2826947)                                      93,748    310,289       0.1%
#*  Newalta Corp.                                                 5,173      3,489       0.0%
    Norbord, Inc.                                                 3,712    133,792       0.0%
    North American Energy Partners, Inc.                          2,400      9,720       0.0%
    North West Co., Inc. (The)                                    4,209    102,705       0.0%
    Northland Power, Inc.                                        12,264    234,519       0.0%
*   NuVista Energy, Ltd.                                         33,411    207,702       0.0%
#*  Obsidian Energy, Ltd.(674482104)                             20,635     22,079       0.0%
#*  Obsidian Energy, Ltd.(BDHLTZ4)                               68,600     72,849       0.0%
    OceanaGold Corp.                                             99,690    267,365       0.1%
    Onex Corp.                                                    5,500    418,010       0.1%
    Open Text Corp.(683715106)                                    3,988    139,500       0.0%
    Open Text Corp.(2260824)                                      5,600    195,811       0.0%
    Osisko Gold Royalties, Ltd.(68827L101)                        5,166     65,092       0.0%
    Osisko Gold Royalties, Ltd.(BN60CQ4)                         13,991    176,126       0.0%
*   Painted Pony Energy, Ltd.                                    13,000     27,308       0.0%
    Pan American Silver Corp.(697900108)                         24,659    402,681       0.1%
    Pan American Silver Corp.(2669272)                            2,600     42,484       0.0%
*   Paramount Resources, Ltd. Class A                            11,976    204,969       0.0%
*   Parex Resources, Inc.                                         9,230    122,771       0.0%
#   Parkland Fuel Corp.                                           3,234     65,678       0.0%
    Pason Systems, Inc.                                           2,265     32,884       0.0%
    Pembina Pipeline Corp.(B4PT2P8)                              13,709    453,228       0.1%
    Pembina Pipeline Corp.(B4PPQG5)                               2,358     77,979       0.0%
*   Pengrowth Energy Corp.(70706P104)                             4,002      4,322       0.0%
#*  Pengrowth Energy Corp.(B67M828)                              61,484     69,105       0.0%
#   Peyto Exploration & Development Corp.                        24,567    335,152       0.1%
*   PHX Energy Services Corp.                                     3,238      5,647       0.0%
#   Pizza Pizza Royalty Corp.                                     4,200     55,865       0.0%
    Polaris Infrastructure, Inc.                                  3,500     50,977       0.0%
    Potash Corp. of Saskatchewan, Inc.                           59,381  1,155,768       0.2%
#   PrairieSky Royalty, Ltd.                                      2,971     79,082       0.0%
*   Precision Drilling Corp.(74022D308)                          19,847     59,343       0.0%
*   Precision Drilling Corp.(B5YPLH9)                            24,964     74,886       0.0%
*   Premier Gold Mines, Ltd.                                     29,300     77,900       0.0%
    Premium Brands Holdings Corp.                                 3,040    246,009       0.0%
#*  Pretium Resources, Inc.                                       4,600     51,773       0.0%
#*  Pulse Seismic, Inc.                                           4,200     10,874       0.0%
    Quarterhill, Inc.                                            25,800     48,796       0.0%
    Quebecor, Inc. Class B                                        5,316    200,591       0.0%
*   Raging River Exploration, Inc.                               34,600    204,097       0.0%
    Reitmans Canada, Ltd. Class A                                 5,200     18,702       0.0%
    Restaurant Brands International, Inc.                         3,400    219,665       0.0%
#   Richelieu Hardware, Ltd.                                      4,834    126,611       0.0%
*   Richmont Mines, Inc.                                          3,753     32,669       0.0%
    Ritchie Bros Auctioneers, Inc.(2345390)                       1,000     28,044       0.0%
    Ritchie Bros Auctioneers, Inc.(767744105)                       344      9,642       0.0%
#*  RMP Energy, Inc.                                             40,500     23,545       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
CANADA -- (Continued)
    Rocky Mountain Dealerships, Inc.                              3,078 $   28,058       0.0%
    Rogers Communications, Inc. Class B(775109200)                4,076    211,544       0.0%
    Rogers Communications, Inc. Class B(2169051)                 10,036    520,742       0.1%
    Rogers Sugar, Inc.                                           18,420     90,665       0.0%
    Royal Bank of Canada(780087102)                              24,345  1,902,562       0.2%
    Royal Bank of Canada(2754383)                                 7,300    570,770       0.1%
    Russel Metals, Inc.                                           5,971    133,481       0.0%
*   Sabina Gold & Silver Corp.                                   40,900     67,527       0.0%
#*  Sandstorm Gold, Ltd.                                         29,811    128,478       0.0%
    Saputo, Inc.                                                  9,280    335,061       0.1%
    Savaria Corp.                                                   900     11,106       0.0%
    Secure Energy Services, Inc.                                 11,684     76,167       0.0%
*   SEMAFO, Inc.                                                 41,698    104,722       0.0%
*   Seven Generations Energy, Ltd. Class A                        6,361     96,049       0.0%
    Shaw Communications, Inc. Class B(82028K200)                 10,419    237,970       0.0%
    Shaw Communications, Inc. Class B(2801836)                    2,500     57,089       0.0%
    ShawCor, Ltd.                                                 2,619     56,761       0.0%
#*  Sherritt International Corp.                                 49,929     51,086       0.0%
#   Sienna Senior Living, Inc.                                    4,500     61,984       0.0%
#*  Sierra Wireless, Inc.(2418968)                                2,200     49,215       0.0%
#*  Sierra Wireless, Inc.(826516106)                              1,995     44,788       0.0%
    Sleep Country Canada Holdings, Inc.                           4,000    118,657       0.0%
    SNC-Lavalin Group, Inc.                                       4,626    208,405       0.0%
*   Solium Capital, Inc.                                          1,700     14,205       0.0%
*   Spartan Energy Corp.                                         30,800    163,060       0.0%
    Sprott, Inc.                                                 15,900     26,251       0.0%
*   SSR Mining, Inc.(784730103)                                   9,422     90,451       0.0%
*   SSR Mining, Inc.(BF7MPL9)                                     9,214     88,490       0.0%
    Stantec, Inc.(85472N109)                                      5,203    148,806       0.0%
#   Stantec, Inc.(2854238)                                        1,800     51,429       0.0%
    Stella-Jones, Inc.                                            4,595    179,512       0.0%
#*  Stornoway Diamond Corp.                                      47,014     23,687       0.0%
    Stuart Olson, Inc.                                            3,800     15,700       0.0%
    Student Transportation, Inc.(86388A108)                         700      4,102       0.0%
#   Student Transportation, Inc.(B1FQZ15)                         9,299     54,420       0.0%
    Sun Life Financial, Inc.(866796105)                          11,897    463,150       0.1%
    Sun Life Financial, Inc.(2566124)                            10,600    412,875       0.1%
    Suncor Energy, Inc.(867224107)                               60,646  2,059,538       0.3%
    Suncor Energy, Inc.(B3NB1P2)                                    800     27,151       0.0%
*   SunOpta, Inc.(2817510)                                        5,192     48,294       0.0%
*   SunOpta, Inc.(8676EP108)                                      2,080     19,448       0.0%
#   Superior Plus Corp.                                          21,627    217,762       0.0%
#   Supremex, Inc.                                                3,700     11,415       0.0%
#   Surge Energy, Inc.                                           37,535     62,844       0.0%
    Tahoe Resources, Inc.(873868103)                             16,073     77,150       0.0%
#   Tahoe Resources, Inc.(B5B9KV1)                               30,865    148,093       0.0%
*   Tamarack Valley Energy, Ltd.                                 34,250     80,176       0.0%
*   Taseko Mines, Ltd.                                           33,379     73,221       0.0%
    Teck Resources, Ltd. Class B(878742204)                      34,468    704,526       0.1%
    Teck Resources, Ltd. Class B(2879327)                        26,233    536,006       0.1%
    TELUS Corp.                                                   1,498     54,249       0.0%
#*  Tembec, Inc.                                                  7,455     27,102       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
CANADA -- (Continued)
*   Teranga Gold Corp.                                            11,500 $   23,355       0.0%
    TFI International, Inc.                                       16,167    390,234       0.1%
    Thomson Reuters Corp.(2126067)                                 3,237    151,621       0.0%
    Thomson Reuters Corp.(2889371)                                 7,800    364,697       0.1%
#   Timbercreek Financial Corp.                                    3,100     22,804       0.0%
#*  TMAC Resources, Inc.                                           1,000      6,255       0.0%
    TMX Group, Ltd.                                                4,595    251,067       0.0%
    TORC Oil & Gas, Ltd.                                          26,865    141,395       0.0%
*   Torex Gold Resources, Inc.                                    15,008    206,955       0.0%
    Toromont Industries, Ltd.                                      7,642    336,874       0.1%
    Toronto-Dominion Bank (The)(891160509)                        34,519  1,962,405       0.3%
    Toronto-Dominion Bank (The)(2897222)                          16,058    912,870       0.1%
#   Torstar Corp. Class B                                          2,714      2,840       0.0%
    Total Energy Services, Inc.                                    7,440     87,601       0.0%
*   Tourmaline Oil Corp.                                          10,903    199,542       0.0%
    TransAlta Corp.(89346D107)                                    31,016    184,545       0.0%
    TransAlta Corp.(2901628)                                      17,300    102,317       0.0%
    TransAlta Renewables, Inc.                                     5,284     56,973       0.0%
    TransCanada Corp.(89353D107)                                  10,696    507,846       0.1%
    TransCanada Corp.(2665184)                                     1,806     85,743       0.0%
    Transcontinental, Inc. Class A                                11,952    265,332       0.1%
*   TransGlobe Energy Corp.(893662106)                               500        843       0.0%
#*  TransGlobe Energy Corp.(2470548)                              16,500     27,882       0.0%
*   Trevali Mining Corp.                                         112,243    119,195       0.0%
*   Trican Well Service, Ltd.                                     52,815    198,553       0.0%
    Tricon Capital Group, Inc.                                     9,900     83,184       0.0%
*   Trinidad Drilling, Ltd.                                       30,118     39,687       0.0%
*   Trisura Group, Ltd.                                              911     20,362       0.0%
*   Turquoise Hill Resources, Ltd.(900435108)                      3,396     10,426       0.0%
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                       51,300    156,672       0.0%
#   Uni-Select, Inc.                                               7,611    164,479       0.0%
#*  UrtheCast Corp.                                               22,900     19,082       0.0%
#   Valener, Inc.                                                  3,344     57,414       0.0%
#   Vermilion Energy, Inc.(B607XS1)                                4,300    146,755       0.0%
    Vermilion Energy, Inc.(923725105)                              2,873     98,055       0.0%
    Wajax Corp.                                                    3,375     61,373       0.0%
    Waste Connections, Inc.                                        7,291    515,255       0.1%
    West Fraser Timber Co., Ltd.                                  11,698    711,528       0.1%
#*  Western Energy Services Corp.                                  7,800      7,437       0.0%
    Western Forest Products, Inc.                                 91,150    185,112       0.0%
    Westshore Terminals Investment Corp.                           9,100    173,592       0.0%
    Wheaton Precious Metals Corp.(962879102)                      10,507    217,915       0.0%
    Wheaton Precious Metals Corp.(BF13KN5)                         6,099    126,556       0.0%
#   Whitecap Resources, Inc.                                      60,703    435,710       0.1%
    Winpak, Ltd.                                                   3,132    120,900       0.0%
    WSP Global, Inc.                                               9,516    426,490       0.1%
    Yamana Gold, Inc.(98462Y100)                                  14,406     37,600       0.0%
    Yamana Gold, Inc.(2219279)                                   124,032    322,074       0.1%
*   Yangarra Resources, Ltd.                                      16,400     50,213       0.0%
#*  Yellow Pages, Ltd.                                             5,429     34,844       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
CANADA -- (Continued)
    ZCL Composites, Inc.                                           4,199 $    44,265       0.0%
                                                                         -----------       ---
TOTAL CANADA                                                              78,986,697       9.5%
                                                                         -----------       ---
DENMARK -- (1.4%)
    ALK-Abello A.S.                                                  540      84,529       0.0%
    Alm Brand A.S.                                                12,213     126,319       0.0%
    Ambu A.S. Class B                                              2,772     255,500       0.0%
*   Bang & Olufsen A.S.                                            3,802      88,123       0.0%
    BankNordik P/F                                                   549      10,137       0.0%
*   Bavarian Nordic A.S.                                           2,920     118,488       0.0%
    Brodrene Hartmann A.S.                                           274      14,895       0.0%
    Chr Hansen Holding A.S.                                        8,431     737,795       0.1%
    Coloplast A.S. Class B                                         1,968     173,219       0.0%
    Columbus A.S.                                                 10,225      21,136       0.0%
#*  D/S Norden A.S.                                                4,936     102,541       0.0%
    Danske Bank A.S.                                              23,105     881,767       0.1%
    DFDS A.S.                                                      4,120     238,927       0.0%
    DSV A.S.                                                      15,826   1,223,760       0.2%
    FLSmidth & Co. A.S.                                            3,544     242,948       0.0%
    GN Store Nord A.S.                                            16,314     539,888       0.1%
#   H Lundbeck A.S.                                                5,927     352,347       0.1%
*   H+H International A.S. Class B                                 2,105      42,844       0.0%
    IC Group A.S.                                                    908      22,307       0.0%
    ISS A.S.                                                      14,761     625,102       0.1%
    Jyske Bank A.S.                                               10,569     597,234       0.1%
    Matas A.S.                                                     4,156      46,538       0.0%
*   Nilfisk Holding A.S.                                           4,615     221,783       0.0%
*   NKT A.S.                                                       4,615     197,851       0.0%
    NNIT A.S.                                                      1,478      42,108       0.0%
    Nordjyske Bank A.S.                                            1,231      23,323       0.0%
#   Pandora A.S.                                                   3,928     370,908       0.1%
    Parken Sport & Entertainment A.S.                              1,139      12,995       0.0%
    Per Aarsleff Holding A.S.                                      3,043      84,346       0.0%
    Ringkjoebing Landbobank A.S.                                   3,660     182,707       0.0%
    Rockwool International A.S. Class A                              186      46,129       0.0%
    Rockwool International A.S. Class B                            1,088     295,378       0.0%
    RTX A.S.                                                         936      27,763       0.0%
*   Santa Fe Group A.S.                                            1,591      12,456       0.0%
    Schouw & Co. AB                                                1,669     173,682       0.0%
    SimCorp A.S.                                                   4,115     251,313       0.0%
    Solar A.S. Class B                                               865      55,543       0.0%
    Spar Nord Bank A.S.                                           12,260     155,929       0.0%
    Sydbank A.S.                                                   9,815     383,162       0.1%
    TDC A.S.                                                     128,494     759,682       0.1%
    Tivoli A.S.                                                      136      11,866       0.0%
*   TK Development A.S.                                            5,396       7,937       0.0%
*   Topdanmark A.S.                                                9,473     389,423       0.1%
    Tryg A.S.                                                     10,764     256,422       0.0%
    United International Enterprises                                 225      46,728       0.0%
    Vestas Wind Systems A.S.                                      11,415   1,007,771       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
DENMARK -- (Continued)
#*  William Demant Holding A.S.                                  11,685 $   337,220       0.1%
                                                                        -----------       ---
TOTAL DENMARK                                                            11,900,769       1.4%
                                                                        -----------       ---
FINLAND -- (1.5%)
    Afarak Group Oyj                                             11,381      11,078       0.0%
    Ahlstrom-Munksjo Oyj                                          2,517      55,234       0.0%
    Aktia Bank Oyj                                                5,112      55,204       0.0%
    Alma Media Oyj                                                2,844      23,034       0.0%
    Amer Sports Oyj                                              20,657     513,960       0.1%
    Asiakastieto Group Oyj                                          847      22,489       0.0%
    Aspo Oyj                                                      3,410      36,469       0.0%
    Atria Oyj                                                     2,128      29,669       0.0%
*   BasWare Oyj                                                     272      13,398       0.0%
#   Bittium Oyj                                                   2,365      17,057       0.0%
    Cargotec Oyj Class B                                          5,663     334,306       0.1%
#*  Caverion Oyj                                                 15,113     114,393       0.0%
    Citycon Oyj                                                  37,216      90,874       0.0%
    Cramo Oyj                                                     9,188     203,984       0.0%
    Elisa Oyj                                                    10,902     438,992       0.1%
    F-Secure Oyj                                                  7,922      40,580       0.0%
    Finnair Oyj                                                   9,181     119,736       0.0%
    Fiskars Oyj Abp                                               4,016     100,318       0.0%
    Fortum Oyj                                                   29,309     622,067       0.1%
    HKScan Oyj Class A                                            4,861      17,850       0.0%
    Huhtamaki Oyj                                                20,620     878,305       0.1%
    Ilkka-Yhtyma Oyj                                              2,909      11,753       0.0%
    Kemira Oyj                                                   18,946     266,945       0.0%
    Kesko Oyj Class A                                             1,108      56,178       0.0%
    Kesko Oyj Class B                                             9,213     470,495       0.1%
    Konecranes Oyj                                                7,451     343,072       0.1%
    Lassila & Tikanoja Oyj                                        6,620     140,372       0.0%
    Metsa Board Oyj                                              27,753     205,875       0.0%
    Metso Oyj                                                    20,905     759,233       0.1%
    Neste Oyj                                                    16,872     939,286       0.1%
    Nokian Renkaat Oyj                                           21,481     984,842       0.1%
    Oriola Oyj Class B                                           17,353      65,073       0.0%
    Outokumpu Oyj                                                43,135     407,753       0.1%
#*  Outotec Oyj                                                   8,781      69,850       0.0%
    Pihlajalinna Oyj                                                536       9,859       0.0%
    Ponsse Oyj                                                    1,526      47,900       0.0%
*   Poyry Oyj                                                       493       2,815       0.0%
    Raisio Oyj Class V                                           18,172      75,114       0.0%
    Ramirent Oyj                                                 16,015     147,340       0.0%
    Revenio Group Oyj                                               343      14,707       0.0%
    Sampo Oyj Class A                                            18,176     951,147       0.1%
    Sanoma Oyj                                                   12,675     150,459       0.0%
    SRV Group OYJ                                                 3,102      14,941       0.0%
*   Stockmann Oyj Abp Class B                                     5,241      33,664       0.0%
    Technopolis Oyj                                              15,315      69,013       0.0%
    Teleste Oyj                                                   1,197      11,087       0.0%
    Tieto Oyj                                                     8,348     255,587       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
FINLAND -- (Continued)
    Tikkurila Oyj                                                 7,373 $   145,741       0.0%
    UPM-Kymmene Oyj                                              64,508   1,937,321       0.3%
    Uponor Oyj                                                    5,606     112,852       0.0%
    Valmet Oyj                                                   23,616     457,886       0.1%
    YIT Oyj                                                      22,684     172,394       0.0%
                                                                        -----------       ---
TOTAL FINLAND                                                            13,069,551       1.6%
                                                                        -----------       ---
FRANCE -- (7.4%)
    ABC Arbitrage                                                 3,722      26,841       0.0%
    Accor SA                                                      1,518      75,730       0.0%
#   Actia Group                                                   3,218      24,675       0.0%
    Aeroports de Paris                                            1,069     179,982       0.0%
    Air Liquide SA                                                8,923   1,136,111       0.1%
    Airbus SE                                                     9,467     971,456       0.1%
    Akka Technologies                                             2,194     132,312       0.0%
    Albioma SA                                                    3,291      78,450       0.0%
    Alstom SA                                                     8,682     351,241       0.1%
    Altamir                                                       3,848      69,387       0.0%
    Alten SA                                                      3,688     322,760       0.1%
    Altran Technologies SA                                       21,846     404,037       0.1%
*   Amplitude Surgical SAS                                        1,826       9,064       0.0%
    Amundi SA                                                     3,083     261,288       0.0%
#*  Antalis International SAS                                     2,054       5,001       0.0%
    April SA                                                      2,047      34,091       0.0%
    Arkema SA                                                    11,670   1,474,287       0.2%
    Assystem                                                      1,877      72,628       0.0%
    Atos SE                                                       5,965     926,458       0.1%
    Aubay                                                         1,249      50,281       0.0%
    AXA SA                                                       60,956   1,840,163       0.2%
    Axway Software SA                                               579      15,920       0.0%
    Bastide le Confort Medical                                      301      16,213       0.0%
    Beneteau SA                                                   3,338      60,052       0.0%
*   Bigben Interactive                                              860      13,512       0.0%
    BioMerieux                                                    1,800     141,186       0.0%
    BNP Paribas SA                                               32,610   2,545,192       0.3%
    Boiron SA                                                       903      81,530       0.0%
    Bonduelle SCA                                                 2,870     135,456       0.0%
#   Bourbon Corp.                                                 3,477      31,065       0.0%
    Bouygues SA                                                  22,112   1,061,236       0.1%
    Bureau Veritas SA                                            17,126     458,605       0.1%
    Burelle SA                                                       39      58,283       0.0%
    Capgemini SE                                                  3,629     440,865       0.1%
    Carrefour SA                                                 50,364   1,013,596       0.1%
#   Casino Guichard Perrachon SA                                  6,465     369,148       0.1%
*   Cegedim SA                                                      334      13,000       0.0%
    Chargeurs SA(5021318)                                         2,873      81,045       0.0%
*   Chargeurs SA(BDH48T0)                                            32         858       0.0%
    Christian Dior SE                                             1,268     435,224       0.1%
    Cie de Saint-Gobain                                          26,022   1,525,745       0.2%
    Cie des Alpes                                                 1,421      45,072       0.0%
    Cie Generale des Etablissements Michelin                     14,794   2,141,378       0.3%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FRANCE -- (Continued)
    Cie Plastic Omnium SA                                         13,677 $  570,297       0.1%
    CNP Assurances                                                 9,427    219,296       0.0%
*   Coface SA                                                     14,962    163,479       0.0%
    Credit Agricole SA                                            35,905    626,658       0.1%
    Danone SA                                                     12,065    986,086       0.1%
    Dassault Systemes SE                                           3,478    369,212       0.1%
    Derichebourg SA                                               13,919    148,416       0.0%
    Devoteam SA                                                      814     76,068       0.0%
    Edenred                                                       20,532    591,910       0.1%
    Eiffage SA                                                    10,258  1,071,506       0.1%
    Electricite de France SA                                      59,497    778,686       0.1%
    Elior Group SA                                                20,547    583,499       0.1%
#   Elis SA                                                       12,271    319,932       0.0%
    Engie SA                                                     103,467  1,748,804       0.2%
*   Eramet                                                         1,440    118,595       0.0%
    Essilor International SA                                       6,022    762,401       0.1%
*   Esso SA Francaise                                                343     23,417       0.0%
*   Etablissements Maurel et Prom                                  2,447     10,376       0.0%
    Euler Hermes Group                                             1,521    176,453       0.0%
    Euronext NV                                                    6,901    409,855       0.1%
    Europcar Groupe SA                                            11,274    161,236       0.0%
    Eutelsat Communications SA                                    23,275    582,992       0.1%
    Exel Industries Class A                                          266     35,367       0.0%
    Faurecia                                                       9,487    689,661       0.1%
*   Fnac Darty SA                                                  1,700    160,674       0.0%
*   Fnac Darty SA                                                    904     85,536       0.0%
    Gaztransport Et Technigaz SA                                   2,587    126,621       0.0%
    GL Events                                                      1,343     40,913       0.0%
    Groupe Crit                                                      588     55,490       0.0%
    Groupe Eurotunnel SE                                          29,951    376,389       0.1%
*   Groupe Gorge                                                     802     17,980       0.0%
    Groupe Open                                                      621     20,975       0.0%
    Guerbet                                                        1,271    114,427       0.0%
    Haulotte Group SA                                              1,255     22,871       0.0%
    Hermes International                                             369    191,551       0.0%
*   ID Logistics Group                                               170     29,188       0.0%
    Iliad SA                                                         929    231,896       0.0%
    Imerys SA                                                      3,399    309,498       0.0%
    Ingenico Group SA                                             10,123    983,028       0.1%
    Interparfums SA                                                1,294     48,239       0.0%
    Ipsen SA                                                       2,198    265,755       0.0%
    IPSOS                                                          4,292    158,630       0.0%
    Jacquet Metal Service                                          1,075     34,763       0.0%
    JCDecaux SA                                                    3,553    135,917       0.0%
    Kaufman & Broad SA                                             1,281     56,605       0.0%
    Kering                                                           508    232,971       0.0%
    Korian SA                                                      4,580    148,839       0.0%
    L'Oreal SA                                                     3,328    740,691       0.1%
    Lagardere SCA                                                 24,233    798,022       0.1%
    Le Belier                                                        374     20,539       0.0%
    Le Noble Age                                                     889     62,326       0.0%
    Lectra                                                         2,814     82,347       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
FRANCE -- (Continued)
    Legrand SA                                                     7,812 $  579,732       0.1%
    Linedata Services                                                790     36,026       0.0%
    LISI                                                           3,359    154,190       0.0%
    LVMH Moet Hennessy Louis Vuitton SE                            5,903  1,760,647       0.2%
    Maisons France Confort SA                                        251     17,534       0.0%
    Manitou BF SA                                                  1,257     49,806       0.0%
    Mersen SA                                                      3,064    134,481       0.0%
#*  METabolic EXplorer SA                                          2,577      6,666       0.0%
    Metropole Television SA                                        5,517    127,546       0.0%
    MGI Coutier                                                    2,112     85,750       0.0%
    Natixis SA                                                    56,059    439,623       0.1%
#*  Naturex                                                          377     42,815       0.0%
    Neopost SA                                                     5,063    186,625       0.0%
    Nexans SA                                                      5,182    339,148       0.1%
    Nexity SA                                                      4,206    258,510       0.0%
#*  Nicox                                                          1,341     13,725       0.0%
*   NRJ Group                                                      1,371     17,306       0.0%
    Oeneo SA                                                       4,009     44,184       0.0%
#*  Onxeo SA                                                       7,633     12,629       0.0%
    Orange SA                                                    102,146  1,678,021       0.2%
    Orpea                                                          3,849    461,144       0.1%
#*  Parrot SA                                                      3,715     46,318       0.0%
    Peugeot SA                                                    61,422  1,457,271       0.2%
#*  Pierre & Vacances SA                                             743     39,737       0.0%
    Plastivaloire                                                  1,378     35,287       0.0%
    PSB Industries SA                                                175      9,682       0.0%
    Publicis Groupe SA                                             8,070    525,299       0.1%
#   Rallye SA                                                      3,863     66,044       0.0%
    Rexel SA                                                      28,368    505,859       0.1%
    Robertet SA                                                       57     26,658       0.0%
    Rothschild & Co.                                               1,188     42,664       0.0%
    Rubis SCA                                                      7,980    500,766       0.1%
    Sartorius Stedim Biotech                                       1,293     88,119       0.0%
    Savencia SA                                                      905     86,447       0.0%
    SCOR SE                                                       13,435    557,733       0.1%
    SEB SA                                                         2,743    511,173       0.1%
    Seche Environnement SA                                           310     11,231       0.0%
#*  Sequana SA                                                    10,272      9,574       0.0%
    SES SA                                                        52,438    852,851       0.1%
#*  SES-imagotag SA                                                  567     19,516       0.0%
    Societe BIC SA                                                 1,541    162,715       0.0%
    Societe Generale SA                                           30,103  1,675,367       0.2%
    Societe pour l'Informatique Industrielle                         446     11,554       0.0%
    Sodexo SA                                                      3,237    411,820       0.1%
*   SOITEC                                                         1,660    130,606       0.0%
*   Solocal Group                                                 77,717     85,987       0.0%
    Somfy SA                                                         670     67,862       0.0%
    Sopra Steria Group                                             2,666    500,028       0.1%
    SPIE SA                                                       12,561    330,498       0.1%
*   Stallergenes Greer P.L.C.                                        337     17,273       0.0%
*   Ste Industrielle d'Aviation Latecoere SA                      14,514     91,955       0.0%
    Stef SA                                                          679     75,059       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
FRANCE -- (Continued)
    STMicroelectronics NV(2430025)                                3,197 $    75,353       0.0%
    STMicroelectronics NV(5962332)                               52,809   1,243,194       0.2%
    Suez                                                         20,136     354,122       0.1%
    Sword Group                                                     425      17,429       0.0%
    Synergie SA                                                   1,688      91,430       0.0%
    Tarkett SA                                                    6,805     289,475       0.0%
    Technicolor SA                                               32,478     115,089       0.0%
    Teleperformance                                               6,595     963,161       0.1%
    Television Francaise 1                                       14,992     213,150       0.0%
    Tessi SA                                                        127      25,684       0.0%
    TFF Group                                                        95      17,363       0.0%
    Thermador Groupe                                                245      29,947       0.0%
    Total Gabon                                                      46       7,535       0.0%
    Total SA                                                     78,200   4,358,719       0.5%
#   Total SA Sponsored ADR                                        1,835     102,260       0.0%
*   Touax SA                                                        710      11,180       0.0%
    Trigano SA                                                    1,173     189,290       0.0%
*   Ubisoft Entertainment SA                                     13,221   1,008,757       0.1%
    Union Financiere de France BQE SA                               410      15,517       0.0%
    Valeo SA                                                     10,938     740,548       0.1%
#*  Vallourec SA                                                 49,846     272,628       0.0%
    Veolia Environnement SA                                      10,197     241,573       0.0%
    Vetoquinol SA                                                   328      21,168       0.0%
    Vicat SA                                                      2,192     169,552       0.0%
    Vilmorin & Cie SA                                             1,017      97,905       0.0%
#   Vinci SA                                                     12,520   1,226,679       0.2%
*   Virbac SA                                                       446      57,424       0.0%
    Vivendi SA                                                   22,329     554,469       0.1%
*   Worldline SA                                                  2,855     139,606       0.0%
    Zodiac Aerospace                                             10,392     297,032       0.0%
                                                                        -----------       ---
TOTAL FRANCE                                                             64,253,607       7.7%
                                                                        -----------       ---
GERMANY -- (6.3%)
    Aareal Bank AG                                                8,392     348,917       0.1%
*   Adler Modemaerkte AG                                          1,392       9,450       0.0%
*   ADLER Real Estate AG                                          2,710      41,991       0.0%
    ADO Properties SA                                             3,112     153,849       0.0%
#*  ADVA Optical Networking SE                                    5,336      33,510       0.0%
*   AIXTRON SE                                                    9,653     150,689       0.0%
    All for One Steeb AG                                            168      11,903       0.0%
    Allgeier SE                                                     501      13,287       0.0%
    Allianz SE                                                   13,193   3,080,022       0.4%
    Amadeus Fire AG                                                 546      50,054       0.0%
    Aurubis AG                                                    5,532     453,327       0.1%
    Axel Springer SE                                              5,693     383,310       0.1%
    BASF SE                                                      48,323   5,284,281       0.6%
    Basler AG                                                       152      30,951       0.0%
    Bauer AG                                                      1,428      46,218       0.0%
    BayWa AG                                                      1,176      45,959       0.0%
    Bechtle AG                                                    3,008     240,748       0.0%
    Beiersdorf AG                                                 1,105     124,302       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
GERMANY -- (Continued)
    Bertrandt AG                                                     762 $   71,890       0.0%
    Bijou Brigitte AG                                                354     22,209       0.0%
#   Bilfinger SE                                                   4,877    196,760       0.0%
#   Biotest AG                                                     1,074     33,973       0.0%
    Borussia Dortmund GmbH & Co. KGaA                             11,969     99,574       0.0%
    Brenntag AG                                                   14,061    797,760       0.1%
    CANCOM SE                                                      1,491    110,147       0.0%
    Carl Zeiss Meditec AG                                          1,144     61,002       0.0%
    CECONOMY AG                                                   13,867    181,005       0.0%
    CENIT AG                                                         720     17,037       0.0%
    CENTROTEC Sustainable AG                                       1,427     30,869       0.0%
    Cewe Stiftung & Co. KGAA                                       1,185    116,187       0.0%
    Comdirect Bank AG                                              3,571     49,502       0.0%
*   Commerzbank AG                                                62,900    871,674       0.1%
    CompuGroup Medical SE                                          3,036    174,806       0.0%
    Continental AG                                                 5,804  1,477,084       0.2%
    CropEnergies AG                                                3,497     37,043       0.0%
    CTS Eventim AG & Co. KGaA                                      5,881    243,253       0.0%
#   Delticom AG                                                      534      7,964       0.0%
    Deutsche Bank AG(5750355)                                     26,196    429,331       0.1%
#   Deutsche Bank AG(D18190898)                                   39,748    646,700       0.1%
    Deutsche Beteiligungs AG                                       1,386     70,466       0.0%
    Deutsche Boerse AG                                             4,264    441,600       0.1%
#   Deutsche EuroShop AG                                           3,701    135,270       0.0%
    Deutsche Pfandbriefbank AG                                    12,250    176,317       0.0%
    Deutsche Telekom AG                                          217,290  3,934,538       0.5%
    Deutsche Wohnen SE                                            12,009    513,985       0.1%
*   Dialog Semiconductor P.L.C.                                   10,005    499,863       0.1%
    DIC Asset AG                                                   5,386     63,336       0.0%
    Diebold Nixdorf AG                                               294     24,658       0.0%
    DMG Mori AG                                                    4,388    254,070       0.0%
    Dr Hoenle AG                                                     513     23,769       0.0%
    Draegerwerk AG & Co. KGaA                                        346     30,705       0.0%
    Drillisch AG                                                   3,488    247,443       0.0%
    Duerr AG                                                       3,309    457,932       0.1%
    E.ON SE                                                      123,956  1,468,189       0.2%
    Eckert & Ziegler AG                                              533     22,574       0.0%
    EDAG Engineering Group AG                                        762     11,866       0.0%
    Elmos Semiconductor AG                                         1,399     39,444       0.0%
    ElringKlinger AG                                               4,461     78,020       0.0%
*   Euromicron AG                                                    463      4,703       0.0%
    Evonik Industries AG                                           8,738    317,853       0.1%
*   Evotec AG                                                      4,707    100,163       0.0%
    Fielmann AG                                                    1,780    156,405       0.0%
*   First Sensor AG                                                  731     18,007       0.0%
    Fraport AG Frankfurt Airport Services Worldwide                3,984    378,574       0.1%
    Freenet AG                                                    13,789    461,764       0.1%
    Fresenius Medical Care AG & Co. KGaA                          10,980  1,063,105       0.1%
    Fuchs Petrolub SE                                              1,860     92,626       0.0%
#   GEA Group AG                                                  13,522    653,214       0.1%
    Gerresheimer AG                                                7,069    565,423       0.1%
    Gerry Weber International AG                                   5,238     65,106       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
GERMANY -- (Continued)
    Gesco AG                                                        900 $   32,080       0.0%
#   GFT Technologies SE                                           1,156     17,361       0.0%
    Grammer AG                                                    2,325    135,085       0.0%
    GRENKE AG                                                       346     33,884       0.0%
*   H&R GmbH & Co. KGaA                                           3,109     55,035       0.0%
    Hamburger Hafen und Logistik AG                               6,368    203,367       0.0%
    Hannover Rueck SE                                             2,635    331,591       0.1%
*   Hapag-Lloyd AG                                                6,728    295,657       0.0%
    HeidelbergCement AG                                           8,401    859,671       0.1%
*   Heidelberger Druckmaschinen AG                               48,551    194,093       0.0%
    Hella GmbH & Co KGaA                                          6,876    415,336       0.1%
    Henkel AG & Co. KGaA                                            515     64,953       0.0%
*   Highlight Communications AG                                   1,578      9,223       0.0%
#   Hochtief AG                                                   1,791    316,369       0.0%
*   HolidayCheck Group AG                                         8,666     28,654       0.0%
    Hornbach Baumarkt AG                                          1,310     47,833       0.0%
    Hugo Boss AG                                                  6,594    589,763       0.1%
    Indus Holding AG                                              2,330    163,424       0.0%
    Infineon Technologies AG                                     28,049    775,780       0.1%
    Innogy SE                                                     6,886    320,240       0.1%
    Isra Vision AG                                                  295     57,402       0.0%
    Jenoptik AG                                                   1,525     51,399       0.0%
    K+S AG                                                       29,353    713,624       0.1%
    KION Group AG                                                 9,395    752,799       0.1%
    Kloeckner & Co. SE                                           13,596    160,339       0.0%
    Koenig & Bauer AG                                             2,466    191,996       0.0%
    Krones AG                                                     1,591    201,291       0.0%
    KWS Saat SE                                                     137     57,720       0.0%
    Lanxess AG                                                   17,620  1,381,560       0.2%
    LEG Immobilien AG                                             5,920    603,038       0.1%
    Leifheit AG                                                     700     24,892       0.0%
    Leoni AG                                                      3,806    253,225       0.0%
*   Linde AG                                                      4,135    890,840       0.1%
*   LPKF Laser & Electronics AG                                   1,349     13,847       0.0%
#*  Manz AG                                                         224      9,994       0.0%
*   METRO AG                                                     28,184    534,263       0.1%
    MLP SE                                                        6,531     45,165       0.0%
    MTU Aero Engines AG                                           3,564    603,105       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                 4,244    952,787       0.1%
    Nemetschek SE                                                 2,461    220,041       0.0%
    Nexus AG                                                        544     16,560       0.0%
#*  Nordex SE                                                     4,366     45,342       0.0%
    Norma Group SE                                                7,853    535,211       0.1%
    OHB SE                                                          906     44,156       0.0%
    OSRAM Licht AG                                                8,554    654,978       0.1%
#   paragon AG                                                      295     25,664       0.0%
*   Patrizia Immobilien AG                                        5,237    110,928       0.0%
    Pfeiffer Vacuum Technology AG                                 1,197    192,188       0.0%
    PNE Wind AG                                                  14,113     42,502       0.0%
    Progress-Werk Oberkirch AG                                      549     31,010       0.0%
    ProSiebenSat.1 Media SE                                      14,703    517,894       0.1%
    Puma SE                                                         102     46,073       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
GERMANY -- (Continued)
    QIAGEN NV(BYXS699)                                            4,352 $   147,665       0.0%
    QIAGEN NV(N72482123)                                            507      17,151       0.0%
#   QSC AG                                                       19,099      38,186       0.0%
    R Stahl AG                                                      287      10,652       0.0%
    Rational AG                                                     420     277,107       0.0%
#   RIB Software SE                                               3,603      88,880       0.0%
    RTL Group SA                                                  1,234      91,687       0.0%
*   RWE AG                                                       56,558   1,422,086       0.2%
#   S&T AG                                                        4,622      89,439       0.0%
    SAF-Holland SA                                                5,937     117,857       0.0%
    Salzgitter AG                                                 5,419     262,185       0.0%
    SAP SE                                                        6,645     759,274       0.1%
#   SAP SE Sponsored ADR                                            555      63,381       0.0%
*   Schaltbau Holding AG                                            329      11,508       0.0%
*   SGL Carbon SE                                                 4,257      67,140       0.0%
    SHW AG                                                          730      29,021       0.0%
    Siemens AG                                                    9,829   1,411,766       0.2%
*   Siltronic AG                                                  2,578     384,760       0.1%
    Sixt Leasing SE                                               2,848      62,946       0.0%
#   SMA Solar Technology AG                                       1,104      51,386       0.0%
    Softing AG                                                      978      10,471       0.0%
    Software AG                                                   4,553     231,429       0.0%
    Stabilus SA                                                   2,777     253,607       0.0%
#   Stroeer SE & Co. KGaA                                         3,406     217,826       0.0%
    Suedzucker AG                                                 9,880     195,791       0.0%
*   SUESS MicroTec SE                                             1,897      36,516       0.0%
    Surteco SE                                                    1,181      35,407       0.0%
#   Symrise AG                                                    6,850     533,796       0.1%
    TAG Immobilien AG                                            11,103     191,414       0.0%
    Takkt AG                                                      5,238     108,847       0.0%
*   Talanx AG                                                     5,825     229,199       0.0%
*   Tele Columbus AG                                              2,422      25,260       0.0%
    Telefonica Deutschland Holding AG                            27,291     139,208       0.0%
    ThyssenKrupp AG                                              12,489     335,031       0.1%
    TLG Immobilien AG                                             7,374     171,046       0.0%
*   Tom Tailor Holding SE                                         2,430      25,064       0.0%
    Uniper SE                                                    30,245     849,842       0.1%
    United Internet AG                                            8,726     553,406       0.1%
    VERBIO Vereinigte BioEnergie AG                               4,576      42,979       0.0%
    Vonovia SE                                                    9,478     418,676       0.1%
*   Vossloh AG                                                    1,041      65,949       0.0%
#   VTG AG                                                        2,032     117,353       0.0%
    Wacker Chemie AG                                              2,704     422,310       0.1%
    Wacker Neuson SE                                              4,567     148,752       0.0%
    Washtec AG                                                    1,577     139,674       0.0%
    Wirecard AG                                                   2,826     280,763       0.0%
    Wuestenrot & Wuerttembergische AG                               631      16,942       0.0%
    XING SE                                                         346     102,791       0.0%
*   Zalando SE                                                      948      47,723       0.0%
                                                                        -----------       ---
TOTAL GERMANY                                                            54,771,907       6.6%
                                                                        -----------       ---

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
HONG KONG -- (2.9%)
#*  13 Holdings, Ltd. (The)                                        100,000 $   11,665       0.0%
    Aeon Credit Service Asia Co., Ltd.                              22,000     17,289       0.0%
    Agritrade Resources, Ltd.                                       75,000     19,414       0.0%
    AIA Group, Ltd.                                                343,400  2,587,683       0.3%
    Alco Holdings, Ltd.                                             14,000      3,271       0.0%
#   Allied Properties HK, Ltd.                                     240,000     51,114       0.0%
    Alltronics Holdings, Ltd.                                       43,200     15,002       0.0%
*   Applied Development Holdings, Ltd.                             170,000     11,776       0.0%
    APT Satellite Holdings, Ltd.                                    63,250     30,260       0.0%
    Asia Financial Holdings, Ltd.                                   40,000     23,861       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.                 3,000      2,770       0.0%
#   Asia Standard International Group, Ltd.                        156,000     41,790       0.0%
    ASM Pacific Technology, Ltd.                                    20,500    299,104       0.1%
#   Bank of East Asia, Ltd. (The)                                   49,077    215,349       0.0%
    BOC Hong Kong Holdings, Ltd.                                   168,000    800,547       0.1%
    BOE Varitronix, Ltd.                                            38,000     27,823       0.0%
*   Bonjour Holdings, Ltd.                                         234,000      9,153       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.              132,000     41,832       0.0%
*   Brightoil Petroleum Holdings, Ltd.                             587,000    112,864       0.0%
*   Burwill Holdings, Ltd.                                       1,332,000     58,971       0.0%
    Cafe de Coral Holdings, Ltd.                                    40,000    123,081       0.0%
*   Cathay Pacific Airways, Ltd.                                   207,000    354,122       0.1%
    Century City International Holdings, Ltd.                      420,000     39,879       0.0%
    CGN Mining Co., Ltd.                                           245,000     17,896       0.0%
    Chevalier International Holdings, Ltd.                          12,000     19,833       0.0%
*   China Best Group Holding, Ltd.                                 580,000      8,481       0.0%
*   China Energy Development Holdings, Ltd.                        412,000      4,903       0.0%
*   China LNG Group, Ltd.                                           63,999     10,669       0.0%
    China Motor Bus Co., Ltd.                                        1,400     18,152       0.0%
*   China Soft Power Technology Holdings, Ltd.                      32,290        568       0.0%
*   China Strategic Holdings, Ltd.                               1,480,000     22,026       0.0%
#   Chinese Estates Holdings, Ltd.                                  46,000     78,318       0.0%
    Chong Hing Bank, Ltd.                                            9,000     18,441       0.0%
    Chow Sang Sang Holdings International, Ltd.                     37,000     80,694       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                             58,400     61,043       0.0%
    Chuang's China Investments, Ltd.                               190,000     15,596       0.0%
    Chuang's Consortium International, Ltd.                        140,000     32,699       0.0%
    CITIC Telecom International Holdings, Ltd.                     277,000     79,215       0.0%
    CK Asset Holdings, Ltd.                                         28,808    237,085       0.0%
    CK Hutchison Holdings, Ltd.                                    103,808  1,318,539       0.2%
#   CK Infrastructure Holdings, Ltd.                                27,000    235,091       0.0%
    CK Life Sciences Intl Holdings, Inc.                           244,000     18,758       0.0%
    CLP Holdings, Ltd.                                              27,000    274,804       0.1%
#   CMBC Capital Holdings, Ltd.                                    500,000     43,677       0.0%
*   CMMB Vision Holdings, Ltd.                                     312,000     15,009       0.0%
    CNQC International Holdings, Ltd.                               82,500     30,045       0.0%
    CNT Group, Ltd.                                                128,000      5,906       0.0%
*   Common Splendor International Health Industry Group, Ltd.      146,000     13,481       0.0%
    Convenience Retail Asia, Ltd.                                   54,000     24,912       0.0%
#*  Convoy Global Holdings, Ltd.                                   576,000     13,966       0.0%
#   Cowell e Holdings, Inc.                                         78,000     38,366       0.0%
*   Crocodile Garments                                             111,000     12,670       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
HONG KONG -- (Continued)
#   Cross-Harbour Holdings, Ltd. (The)                              33,000 $ 52,800       0.0%
    CSI Properties, Ltd.                                           830,000   43,127       0.0%
*   CST Group, Ltd.                                              4,280,000   26,922       0.0%
    CW Group Holdings, Ltd.                                         37,500    6,784       0.0%
    Dah Sing Banking Group, Ltd.                                    60,528  133,954       0.0%
    Dah Sing Financial Holdings, Ltd.                               25,720  172,840       0.0%
    Eagle Nice International Holdings, Ltd.                         44,000   21,729       0.0%
    Emperor Capital Group, Ltd.                                    606,000   52,122       0.0%
    Emperor Watch & Jewellery, Ltd.                                520,000   26,047       0.0%
*   ENM Holdings, Ltd.                                             176,000   10,945       0.0%
#*  Esprit Holdings, Ltd.                                          174,900  105,829       0.0%
*   eSun Holdings, Ltd.                                            118,000   21,343       0.0%
#   Fairwood Holdings, Ltd.                                          5,500   21,999       0.0%
    Far East Consortium International, Ltd.                        212,634  116,144       0.0%
*   Far East Holdings International, Ltd.                          147,000   16,607       0.0%
#   FIH Mobile, Ltd.                                               487,000  152,926       0.0%
    First Pacific Co., Ltd.                                        234,000  178,299       0.0%
*   First Shanghai Investments, Ltd.                               128,000   17,419       0.0%
#   Fountain SET Holdings, Ltd.                                    164,000   24,599       0.0%
*   Freeman FinTech Corp., Ltd.                                    720,000   42,024       0.0%
#   Future Bright Holdings, Ltd.                                    48,000    4,432       0.0%
*   G-Resources Group, Ltd.                                      3,168,600   41,837       0.0%
#*  GCL New Energy Holdings, Ltd.                                  784,000   57,314       0.0%
    Get Nice Financial Group, Ltd.                                 101,500   29,294       0.0%
    Get Nice Holdings, Ltd.                                      1,010,000   43,415       0.0%
    Giordano International, Ltd.                                   258,000  145,864       0.0%
*   Global Brands Group Holding, Ltd.                              906,000  105,714       0.0%
*   Good Resources Holdings, Ltd.                                  410,000   21,556       0.0%
    Goodbaby International Holdings, Ltd.                           70,000   38,242       0.0%
#   Great Eagle Holdings, Ltd.                                      46,000  253,256       0.0%
#   Guotai Junan International Holdings, Ltd.                      380,000  121,488       0.0%
#   Haitong International Securities Group, Ltd.                   210,356  119,310       0.0%
    Hang Lung Group, Ltd.                                          109,000  382,991       0.1%
    Hang Lung Properties, Ltd.                                     114,000  261,775       0.1%
    Hang Seng Bank, Ltd.                                            17,500  414,802       0.1%
    Hanison Construction Holdings, Ltd.                             26,565    4,941       0.0%
*   Hao Tian Development Group, Ltd.                               245,000    8,488       0.0%
    Henderson Land Development Co., Ltd.                            34,570  225,600       0.0%
#   HK Electric Investments & HK Electric Investments, Ltd.         52,500   48,389       0.0%
    HKBN, Ltd.                                                     108,000  109,660       0.0%
    HKR International, Ltd.                                         73,600   46,971       0.0%
    HKT Trust & HKT, Ltd.                                          365,000  445,401       0.1%
    Hon Kwok Land Investment Co., Ltd.                              38,000   25,179       0.0%
    Hong Kong & China Gas Co., Ltd.                                110,397  209,271       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                         5,200   35,090       0.0%
#   Hong Kong Exchanges & Clearing, Ltd.                            18,775  523,151       0.1%
    Hong Kong Ferry Holdings Co., Ltd.                              22,000   25,310       0.0%
*   Hong Kong Television Network, Ltd.                              59,000   21,190       0.0%
    Hongkong & Shanghai Hotels, Ltd. (The)                          80,500  130,750       0.0%
    Hongkong Chinese, Ltd.                                         136,000   24,227       0.0%
    Hopewell Holdings, Ltd.                                         83,000  319,239       0.1%
#*  Hsin Chong Group Holdings, Ltd.                                202,000    3,400       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
HONG KONG -- (Continued)
    Hung Hing Printing Group, Ltd.                                  86,000 $ 17,076       0.0%
#   Hutchison Telecommunications Hong Kong Holdings, Ltd.          266,000   95,503       0.0%
    Hysan Development Co., Ltd.                                     31,000  149,780       0.0%
*   I-CABLE Communications, Ltd.                                    63,112    1,977       0.0%
#   IGG, Inc.                                                       41,000   55,046       0.0%
#*  Imagi International Holdings, Ltd.                              31,500    2,948       0.0%
    International Housewares Retail Co., Ltd.                       59,000   11,125       0.0%
*   iOne Holdings, Ltd.                                            280,000    7,098       0.0%
    IT, Ltd.                                                        56,000   29,012       0.0%
    ITC Properties Group, Ltd.                                      67,200   24,998       0.0%
    Johnson Electric Holdings, Ltd.                                 63,875  257,710       0.1%
    Karrie International Holdings, Ltd.                            110,000   16,083       0.0%
    Kerry Logistics Network, Ltd.                                   92,500  127,538       0.0%
    Kerry Properties, Ltd.                                          77,000  346,523       0.1%
    Kingmaker Footwear Holdings, Ltd.                               42,000   13,464       0.0%
#   Kingston Financial Group, Ltd.                                 414,000  319,653       0.1%
    Kowloon Development Co., Ltd.                                   72,000   82,139       0.0%
    Kwoon Chung Bus Holdings, Ltd.                                  22,000   12,863       0.0%
    L'Occitane International SA                                     53,250  101,177       0.0%
    Lai Sun Development Co., Ltd.                                   42,220   76,341       0.0%
*   Landing International Development, Ltd.                      5,340,000  147,979       0.0%
    Landsea Green Properties Co., Ltd.                             176,000   18,954       0.0%
    Li & Fung, Ltd.                                                984,000  495,927       0.1%
    Lifestyle International Holdings, Ltd.                          89,000  122,041       0.0%
    Lippo China Resources, Ltd.                                    210,000    6,738       0.0%
    Liu Chong Hing Investment, Ltd.                                 38,000   65,309       0.0%
    Luk Fook Holdings International, Ltd.                           46,000  194,589       0.0%
    Lung Kee Bermuda Holdings                                       24,000   11,446       0.0%
    Magnificent Hotel Investment, Ltd.                             102,000    3,076       0.0%
#   Man Wah Holdings, Ltd.                                         140,800  127,206       0.0%
#*  Mason Group Holdings, Ltd.                                   1,619,598   27,427       0.0%
#*  Master Glory Group, Ltd.                                     3,270,000   40,680       0.0%
#*  Midland Holdings, Ltd.                                          64,000   17,310       0.0%
*   Midland IC&I, Ltd.                                              32,000    1,640       0.0%
    Ming Fai International Holdings, Ltd.                           64,000    9,929       0.0%
    Miramar Hotel & Investment                                      25,000   53,976       0.0%
    Modern Dental Group, Ltd.                                       33,000    9,265       0.0%
*   Mongolian Mining Corp.                                         552,000   16,977       0.0%
    MTR Corp., Ltd.                                                 41,561  240,949       0.0%
*   New Sports Group, Ltd.                                       2,170,000   11,969       0.0%
*   New Times Energy Corp., Ltd.                                   280,000    9,688       0.0%
    New World Development Co., Ltd.                                316,744  472,240       0.1%
*   Newocean Energy Holdings, Ltd.                                 156,000   39,812       0.0%
*   Nine Express, Ltd.                                             288,000   10,344       0.0%
    NWS Holdings, Ltd.                                              77,354  156,564       0.0%
*   O Luxe Holdings, Ltd.                                           72,000   16,253       0.0%
    Orient Overseas International, Ltd.                             31,500  303,367       0.1%
*   Pacific Basin Shipping, Ltd.                                   472,000  107,781       0.0%
*   Pacific Plywood Holdings, Ltd.                                 400,000   24,118       0.0%
    Pacific Textiles Holdings, Ltd.                                121,000  127,348       0.0%
    Paliburg Holdings, Ltd.                                         58,000   25,066       0.0%
    Papeles y Cartones de Europa SA                                  8,742   90,822       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
HONG KONG -- (Continued)
    PCCW, Ltd.                                                     505,000 $278,438       0.1%
    Pico Far East Holdings, Ltd.                                   136,000   57,542       0.0%
    Playmates Holdings, Ltd.                                       140,000   18,666       0.0%
    Playmates Toys, Ltd.                                            96,000   15,143       0.0%
    Polytec Asset Holdings, Ltd.                                   160,000   13,536       0.0%
    Power Assets Holdings, Ltd.                                     27,000  234,066       0.0%
    Prada SpA                                                       19,700   67,946       0.0%
    Public Financial Holdings, Ltd.                                 40,000   18,057       0.0%
*   PYI Corp., Ltd.                                                568,000   12,611       0.0%
    Regal Hotels International Holdings, Ltd.                       40,000   28,417       0.0%
*   Regent Pacific Group, Ltd.                                     410,000   20,773       0.0%
#   Regina Miracle International Holdings, Ltd.                     53,000   50,893       0.0%
#*  Rentian Technology Holdings, Ltd.                              210,000   10,096       0.0%
    SA SA International Holdings, Ltd.                             187,866   68,175       0.0%
    Samsonite International SA                                     129,000  539,406       0.1%
    SAS Dragon Holdings, Ltd.                                       64,000   20,930       0.0%
    SEA Holdings, Ltd.                                              23,706   24,672       0.0%
    Shangri-La Asia, Ltd.                                          118,000  234,943       0.0%
    Shenwan Hongyuan HK, Ltd.                                       67,500   24,513       0.0%
    Shun Ho Property Investments, Ltd.                               1,683      630       0.0%
    Shun Tak Holdings, Ltd.                                        228,000   98,272       0.0%
    Singamas Container Holdings, Ltd.                              202,000   41,967       0.0%
#   Sino Land Co., Ltd.                                            173,008  298,186       0.1%
    SITC International Holdings Co., Ltd.                          232,000  223,779       0.0%
    Sitoy Group Holdings, Ltd.                                      46,000   10,617       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                      66,500   82,797       0.0%
*   SOCAM Development, Ltd.                                         24,000    5,666       0.0%
*   Solartech International Holdings, Ltd.                         400,000   37,413       0.0%
    Soundwill Holdings, Ltd.                                        16,500   35,710       0.0%
*   South China Financial Holdings, Ltd.                         2,050,000   12,886       0.0%
    Stella International Holdings, Ltd.                             40,000   65,165       0.0%
*   Summit Ascent Holdings, Ltd.                                   148,000   20,306       0.0%
    Sun Hung Kai & Co., Ltd.                                       115,000   73,719       0.0%
    Sun Hung Kai Properties, Ltd.                                   40,196  657,582       0.1%
*   Suncorp Technologies, Ltd.                                   2,720,000   13,988       0.0%
    Swire Pacific, Ltd. Class A                                     25,000  247,052       0.0%
    Swire Pacific, Ltd. Class B                                     65,000  112,356       0.0%
    Swire Properties, Ltd.                                          25,000   84,481       0.0%
    TAI Cheung Holdings, Ltd.                                       41,000   47,327       0.0%
    Tao Heung Holdings, Ltd.                                        46,000    8,493       0.0%
    Techtronic Industries Co., Ltd.                                 67,500  396,239       0.1%
    Television Broadcasts, Ltd.                                     28,800  108,919       0.0%
#   Texwinca Holdings, Ltd.                                        126,000   76,085       0.0%
    TK Group Holdings, Ltd.                                         28,000   13,821       0.0%
#   Town Health International Medical Group, Ltd.                  212,000   20,369       0.0%
#   Tradelink Electronic Commerce, Ltd.                            100,000   17,684       0.0%
    Transport International Holdings, Ltd.                          43,200  137,921       0.0%
*   Trinity, Ltd.                                                   32,000    2,670       0.0%
*   TSC Group Holdings, Ltd.                                        51,000    5,173       0.0%
    Tsui Wah Holdings, Ltd.                                         56,000    8,476       0.0%
*   United Laboratories International Holdings, Ltd. (The)          78,000   67,909       0.0%
*   Universe International Financial Holdings, Ltd.                130,000   13,336       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
HONG KONG -- (Continued)
#   Value Partners Group, Ltd.                                      16,000 $    15,874       0.0%
    Vantage International Holdings, Ltd.                           100,000      13,071       0.0%
    Vedan International Holdings, Ltd.                             124,000      12,399       0.0%
*   Victory City International Holdings, Ltd.                    1,006,662      26,200       0.0%
    Vitasoy International Holdings, Ltd.                            98,000     226,599       0.0%
#   VSTECS Holdings, Ltd.                                          108,000      50,104       0.0%
    VTech Holdings, Ltd.                                            12,000     170,600       0.0%
    Wai Kee Holdings, Ltd.                                          34,000      15,867       0.0%
    Wang On Group, Ltd.                                            880,000      11,285       0.0%
    WH Group, Ltd.                                                 681,000     690,112       0.1%
    Wharf Holdings, Ltd. (The)                                      38,000     346,110       0.1%
    Wheelock & Co., Ltd.                                            47,000     327,423       0.1%
    Win Hanverky Holdings, Ltd.                                    108,000      14,129       0.0%
*   Winfull Group Holdings, Ltd.                                   496,000      11,502       0.0%
    Wing On Co. International, Ltd.                                  9,000      31,859       0.0%
    Wing Tai Properties, Ltd.                                       62,000      42,949       0.0%
    Wonderful Sky Financial Group Holdings, Ltd.                    46,000      11,267       0.0%
    Xinyi Glass Holdings, Ltd.                                     338,000     327,530       0.1%
    Yeebo International Holdings, Ltd.                              44,000      23,462       0.0%
    Yue Yuen Industrial Holdings, Ltd.                             100,000     383,050       0.1%
    Yugang International, Ltd.                                     898,000      23,249       0.0%
                                                                           -----------       ---
TOTAL HONG KONG                                                             25,456,771       3.1%
                                                                           -----------       ---
IRELAND -- (0.6%)
*   Bank of Ireland Group P.L.C.                                    94,251     738,474       0.1%
    CRH P.L.C.                                                       3,476     130,809       0.0%
#   CRH P.L.C. Sponsored ADR                                        38,306   1,437,241       0.2%
    Datalex P.L.C.                                                   7,778      32,194       0.0%
*   FBD Holdings P.L.C.                                              2,458      25,653       0.0%
    Glanbia P.L.C.                                                  23,839     461,088       0.1%
    IFG Group P.L.C.                                                 4,791      10,212       0.0%
*   Independent News & Media P.L.C.                                 56,438       7,179       0.0%
    Irish Continental Group P.L.C.                                  17,203     114,592       0.0%
    Kerry Group P.L.C. Class A                                       4,087     411,578       0.0%
    Kingspan Group P.L.C.                                           31,744   1,327,033       0.2%
    Smurfit Kappa Group P.L.C.                                      27,523     821,040       0.1%
                                                                           -----------       ---
TOTAL IRELAND                                                                5,517,093       0.7%
                                                                           -----------       ---
ISRAEL -- (0.7%)
*   ADO Group, Ltd.                                                  1,782      36,113       0.0%
*   Africa Israel Properties, Ltd.                                   1,551      36,751       0.0%
    Africa Israel Residences, Ltd.                                     740      14,354       0.0%
*   Airport City, Ltd.                                               6,154      78,722       0.0%
*   Allot Communications, Ltd.                                       2,708      14,724       0.0%
    Alony Hetz Properties & Investments, Ltd.                        8,259      85,418       0.0%
    Alrov Properties and Lodgings, Ltd.                                511      16,351       0.0%
    Amot Investments, Ltd.                                          13,239      78,136       0.0%
    Arad, Ltd.                                                       1,741      17,452       0.0%
    Ashtrom Group, Ltd.                                              4,557      17,262       0.0%
    Avgol Industries 1953, Ltd.                                     10,837      14,007       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.          10,438      12,157       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
ISRAEL -- (Continued)
    Azrieli Group, Ltd.                                              887 $ 50,111       0.0%
    Bank Hapoalim BM                                              69,294  490,616       0.1%
    Bank Leumi Le-Israel BM                                      156,598  865,635       0.1%
    Bayside Land Corp.                                                57   26,580       0.0%
    Bezeq The Israeli Telecommunication Corp., Ltd.               65,094   97,256       0.0%
    Big Shopping Centers, Ltd.                                       376   27,493       0.0%
    Blue Square Real Estate, Ltd.                                    266   10,961       0.0%
*   Brack Capital Properties NV                                      313   34,174       0.0%
*   Cellcom Israel, Ltd.(B23WQK8)                                  8,209   79,489       0.0%
#*  Cellcom Israel, Ltd.(M2196U109)                                3,337   32,169       0.0%
*   Ceragon Networks, Ltd.                                         7,505   15,688       0.0%
*   Clal Biotechnology Industries, Ltd.                            6,520    6,032       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                      3,786   72,634       0.0%
    Delek Automotive Systems, Ltd.                                 4,902   36,833       0.0%
    Delek Group, Ltd.                                                496   81,393       0.0%
    Delta-Galil Industries, Ltd.                                   1,714   56,058       0.0%
    Direct Insurance Financial Investments, Ltd.                   2,037   22,777       0.0%
    El Al Israel Airlines                                         62,551   34,207       0.0%
    Electra Consumer Products 1970, Ltd.                           1,731   34,545       0.0%
    Electra, Ltd.                                                    214   48,719       0.0%
    Energix-Renewable Energies, Ltd.                              10,003    9,277       0.0%
*   Equital, Ltd.                                                    689   15,858       0.0%
    First International Bank Of Israel, Ltd.                       6,693  127,069       0.0%
    FMS Enterprises Migun, Ltd.                                      330   12,938       0.0%
    Formula Systems 1985, Ltd.                                     1,487   61,391       0.0%
    Fox Wizel, Ltd.                                                1,377   28,562       0.0%
    Frutarom Industries, Ltd.                                      2,640  217,413       0.1%
*   Gilat Satellite Networks, Ltd.                                 2,199   15,685       0.0%
*   Hadera Paper, Ltd.                                               228   15,633       0.0%
    Harel Insurance Investments & Financial Services, Ltd.        19,526  133,481       0.0%
    Hilan, Ltd.                                                      713   14,050       0.0%
    IDI Insurance Co., Ltd.                                          548   36,698       0.0%
*   Industrial Buildings Corp., Ltd.                               7,968   11,707       0.0%
    Inrom Construction Industries, Ltd.                            2,924   13,056       0.0%
    Israel Chemicals, Ltd.                                        32,912  137,247       0.0%
*   Israel Discount Bank, Ltd. Class A                            87,778  233,172       0.1%
    Israel Land Development Co., Ltd. (The)                        1,404   14,013       0.0%
*   Jerusalem Oil Exploration                                      1,747   93,499       0.0%
*   Kenon Holdings, Ltd.                                           2,300   39,539       0.0%
    Kerur Holdings, Ltd.                                             968   29,509       0.0%
    Klil Industries, Ltd.                                            104    9,071       0.0%
    Matrix IT, Ltd.                                                3,922   43,100       0.0%
    Maytronics, Ltd.                                               4,774   21,860       0.0%
*   Mazor Robotics, Ltd. Sponsored ADR                               667   43,061       0.0%
    Mega Or Holdings, Ltd.                                           988   11,849       0.0%
    Melisron, Ltd.                                                 1,228   64,250       0.0%
    Menora Mivtachim Holdings, Ltd.                                3,797   46,945       0.0%
    Migdal Insurance & Financial Holding, Ltd.                    59,686   69,396       0.0%
    Mivtach Shamir Holdings, Ltd.                                    361    7,621       0.0%
    Mizrahi Tefahot Bank, Ltd.                                    16,115  290,930       0.1%
    Naphtha Israel Petroleum Corp., Ltd.                           7,929   45,759       0.0%
    Neto ME Holdings, Ltd.                                           242   24,180       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ISRAEL -- (Continued)
    Nice, Ltd.                                                       579 $   48,189       0.0%
#   Nice, Ltd. Sponsored ADR                                       1,166     97,139       0.0%
*   Nova Measuring Instruments, Ltd.                               2,172     66,259       0.0%
    Oil Refineries, Ltd.                                         293,480    150,977       0.0%
    Palram Industries 1990, Ltd.                                   1,581     11,101       0.0%
*   Partner Communications Co., Ltd.                              21,827    116,359       0.0%
*   Partner Communications Co., Ltd. ADR                           1,321      6,816       0.0%
    Paz Oil Co., Ltd.                                              1,452    237,113       0.1%
*   Phoenix Holdings, Ltd. (The)                                   8,699     43,047       0.0%
    Plasson Industries, Ltd.                                         286     13,561       0.0%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.             443     21,688       0.0%
    Scope Metals Group, Ltd.                                       1,136     31,818       0.0%
    Shapir Engineering and Industry, Ltd.                          5,081     17,820       0.0%
    Shikun & Binui, Ltd.                                          47,285    111,540       0.0%
    Shufersal, Ltd.                                               12,525     79,597       0.0%
    Strauss Group, Ltd.                                            4,175     85,060       0.0%
    Summit Real Estate Holdings, Ltd.                              4,078     31,149       0.0%
*   Tower Semiconductor, Ltd.(6320605)                             5,566    184,358       0.1%
*   Tower Semiconductor, Ltd.(M87915274)                           1,998     66,054       0.0%
*   Union Bank of Israel                                           2,641     13,409       0.0%
                                                                         ----------       ---
TOTAL ISRAEL                                                              5,915,690       0.7%
                                                                         ----------       ---
ITALY -- (3.0%)
    A2A SpA                                                      282,974    485,957       0.1%
    ACEA SpA                                                      11,372    185,133       0.0%
*   Aeffe SpA                                                      5,749     16,509       0.0%
    Amplifon SpA                                                   8,565    130,105       0.0%
    Anima Holding SpA                                             29,387    223,449       0.0%
*   Ansaldo STS SpA                                                8,379    115,635       0.0%
*   Arnoldo Mondadori Editore SpA                                 26,239     67,933       0.0%
    Ascopiave SpA                                                  8,110     34,077       0.0%
    Assicurazioni Generali SpA                                    67,967  1,236,983       0.2%
    Astaldi SpA                                                    7,476     51,763       0.0%
    Atlantia SpA                                                  20,349    663,375       0.1%
    Autogrill SpA                                                 15,675    204,993       0.0%
    Azimut Holding SpA                                            11,630    229,569       0.0%
#*  Banca Carige SpA                                              40,876      9,954       0.0%
    Banca Generali SpA                                             5,928    195,037       0.0%
    Banca IFIS SpA                                                 5,129    279,444       0.1%
    Banca Mediolanum SpA                                          18,738    159,656       0.0%
*   Banca Monte dei Paschi di Siena SpA                              616      3,389       0.0%
    Banca Popolare di Sondrio SCPA                                60,360    238,774       0.0%
#   Banca Profilo SpA                                             37,962     11,086       0.0%
*   Banco BPM SpA                                                277,533    966,338       0.1%
    Banco di Desio e della Brianza SpA                             2,839      8,095       0.0%
    BasicNet SpA                                                   5,935     24,354       0.0%
#   BE                                                            12,564     13,168       0.0%
    Biesse SpA                                                     1,697     75,601       0.0%
#   BPER Banca                                                    68,615    334,003       0.1%
    Brembo SpA                                                    16,490    272,215       0.0%
    Brunello Cucinelli SpA                                         2,580     86,591       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
ITALY -- (Continued)
    Buzzi Unicem SpA                                               9,385 $  261,276       0.0%
#   Cairo Communication SpA                                        2,986     15,128       0.0%
    Cementir Holding SpA                                           7,248     61,507       0.0%
    Cerved Information Solutions SpA                              19,583    251,852       0.0%
    CIR-Compagnie Industriali Riunite SpA                         67,352    101,238       0.0%
    Credito Emiliano SpA                                           6,515     57,082       0.0%
#*  Credito Valtellinese SpA                                      17,201     60,912       0.0%
*   d'Amico International Shipping SA                             18,243      5,548       0.0%
    Danieli & C Officine Meccaniche SpA                            1,892     45,294       0.0%
    Datalogic SpA                                                  1,853     73,526       0.0%
    De' Longhi SpA                                                 5,242    171,813       0.0%
    DeA Capital SpA                                               19,387     29,927       0.0%
    DiaSorin SpA                                                   2,271    206,582       0.0%
    Ei Towers SpA                                                  2,903    169,703       0.0%
    El.En. SpA                                                     2,288     64,757       0.0%
    Emak SpA                                                       5,292     11,418       0.0%
    Enel SpA                                                     225,497  1,398,458       0.2%
    Eni SpA                                                       58,318    953,383       0.1%
    Eni SpA Sponsored ADR                                          3,109    101,509       0.0%
    ERG SpA                                                        9,634    160,930       0.0%
    Esprinet SpA                                                   4,821     23,108       0.0%
    Falck Renewables SpA                                          33,839     58,907       0.0%
    Ferrari NV                                                     5,231    626,361       0.1%
    Fiat Chrysler Automobiles NV(BRJFWP3)                         95,249  1,646,977       0.2%
    Fiat Chrysler Automobiles NV(N31738102)                       31,155    540,539       0.1%
    FinecoBank Banca Fineco SpA                                   49,989    467,546       0.1%
    FNM SpA                                                       35,502     28,248       0.0%
*   GEDI Gruppo Editoriale SpA                                    17,972     15,988       0.0%
#   Geox SpA                                                      10,145     44,295       0.0%
    Gruppo MutuiOnline SpA                                         2,317     35,625       0.0%
    Hera SpA                                                     132,369    425,841       0.1%
*   IMMSI SpA                                                     36,619     27,269       0.0%
    Industria Macchine Automatiche SpA                             2,082    186,698       0.0%
    Infrastrutture Wireless Italiane SpA                          13,961     95,415       0.0%
#*  Intek Group SpA                                               25,413      8,880       0.0%
    Interpump Group SpA                                            7,570    254,798       0.0%
    Intesa Sanpaolo SpA                                          474,075  1,593,794       0.2%
    Iren SpA                                                      59,051    162,479       0.0%
    Italgas SpA                                                   46,594    272,211       0.0%
    Italmobiliare SpA                                              1,686     45,371       0.0%
#*  Juventus Football Club SpA                                    81,554     70,959       0.0%
    La Doria SpA                                                   1,769     33,519       0.0%
    Luxottica Group SpA                                            4,181    239,707       0.0%
#   Maire Tecnimont SpA                                           12,278     68,845       0.0%
    MARR SpA                                                       3,033     77,454       0.0%
    Massimo Zanetti Beverage Group SpA                             1,730     16,738       0.0%
#*  Mediaset SpA                                                 130,980    480,928       0.1%
    Mediobanca SpA                                                49,186    538,800       0.1%
    Moncler SpA                                                   20,129    571,434       0.1%
    Nice SpA                                                       3,045     13,084       0.0%
    OVS SpA                                                        8,982     67,166       0.0%
    Parmalat SpA                                                  24,905     94,284       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
ITALY -- (Continued)
    Piaggio & C SpA                                               32,168 $   105,215       0.0%
    Prima Industrie SpA                                              595      29,210       0.0%
    Prysmian SpA                                                  17,739     610,389       0.1%
    RAI Way SpA                                                    9,425      57,148       0.0%
    Recordati SpA                                                  7,525     349,707       0.1%
#   Reno de Medici SpA                                            51,419      35,833       0.0%
    Reply SpA                                                      1,748      92,900       0.0%
*   Retelit SpA                                                   14,038      23,599       0.0%
    Sabaf SpA                                                      1,265      30,862       0.0%
    SAES Getters SpA                                                 993      30,452       0.0%
#*  Safilo Group SpA                                               3,432      21,677       0.0%
#*  Saipem SpA                                                    77,888     327,406       0.1%
    Salini Impregilo SpA                                          35,532     150,142       0.0%
#   Salvatore Ferragamo SpA                                        5,986     157,098       0.0%
    Saras SpA                                                    117,193     312,734       0.1%
    Servizi Italia SpA                                             2,903      19,509       0.0%
    Sesa SpA                                                       1,124      35,605       0.0%
    Snam SpA                                                      76,616     391,189       0.1%
    Societa Cattolica di Assicurazioni SC                         25,197     273,047       0.1%
    Societa Iniziative Autostradali e Servizi SpA                 12,828     218,663       0.0%
*   Sogefi SpA                                                     7,836      38,342       0.0%
    SOL SpA                                                        4,287      51,657       0.0%
    Tamburi Investment Partners SpA                                2,892      20,503       0.0%
    Tenaris SA                                                     3,520      48,053       0.0%
    Terna Rete Elettrica Nazionale SpA                            76,180     459,515       0.1%
#*  Tiscali SpA                                                  259,219      11,870       0.0%
#   Tod's SpA                                                      1,485      98,739       0.0%
#*  Trevi Finanziaria Industriale SpA                              7,195       4,749       0.0%
*   UniCredit SpA                                                 60,481   1,155,834       0.2%
    Unione di Banche Italiane SpA                                189,027     887,185       0.1%
    Unipol Gruppo SpA                                             58,718     264,796       0.0%
#*  Yoox Net-A-Porter Group SpA                                    2,448      91,442       0.0%
    Zignago Vetro SpA                                              1,654      15,467       0.0%
                                                                         -----------       ---
TOTAL ITALY                                                               25,778,834       3.1%
                                                                         -----------       ---
JAPAN -- (22.5%)
    77 Bank, Ltd. (The)                                           11,400     289,721       0.1%
    A&D Co., Ltd.                                                  4,500      21,323       0.0%
    ABC-Mart, Inc.                                                 1,400      70,620       0.0%
    Abist Co., Ltd.                                                  400      16,045       0.0%
*   Access Co., Ltd.                                               2,500      21,568       0.0%
    Achilles Corp.                                                 2,100      42,368       0.0%
*   Acom Co., Ltd.                                                 3,200      13,303       0.0%
    Adastria Co., Ltd.                                             5,080     110,726       0.0%
    ADEKA Corp.                                                   12,800     221,092       0.0%
#   Adtec Plasma Technology Co., Ltd.                              1,000      15,364       0.0%
    Advan Co., Ltd.                                                2,000      19,005       0.0%
    Advantest Corp.                                                2,200      50,255       0.0%
    Aeon Co., Ltd.                                                51,566     797,586       0.1%
    Aeon Delight Co., Ltd.                                         3,300     123,526       0.0%
    Aeon Fantasy Co., Ltd.                                         1,100      43,193       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    AEON Financial Service Co., Ltd.                             10,100 $216,912       0.0%
    Aeon Hokkaido Corp.                                           2,900   16,673       0.0%
    Aeon Mall Co., Ltd.                                           6,100  109,079       0.0%
    Agro-Kanesho Co., Ltd.                                        1,400   27,916       0.0%
    Ahresty Corp.                                                 2,700   22,060       0.0%
    Ai Holdings Corp.                                             3,100   76,110       0.0%
    Aica Kogyo Co., Ltd.                                          4,300  150,394       0.0%
    Aichi Bank, Ltd. (The)                                        1,300   80,101       0.0%
    Aichi Corp.                                                   5,100   37,757       0.0%
    Aichi Steel Corp.                                             1,700   68,934       0.0%
    Aichi Tokei Denki Co., Ltd.                                     500   17,959       0.0%
    Aida Engineering, Ltd.                                        4,700   54,807       0.0%
    Ain Holdings, Inc.                                            1,500  102,622       0.0%
    Aiphone Co., Ltd.                                             2,000   33,369       0.0%
    Air Water, Inc.                                              27,500  527,767       0.1%
    Airport Facilities Co., Ltd.                                  6,100   33,759       0.0%
    Aisan Industry Co., Ltd.                                      5,300   60,691       0.0%
    Aisan Technology Co., Ltd.                                      500   16,592       0.0%
    Aisin Seiki Co., Ltd.                                        13,618  705,445       0.1%
    Aizawa Securities Co., Ltd.                                   5,100   36,664       0.0%
    Ajinomoto Co., Inc.                                          15,900  319,854       0.1%
#   Ajis Co., Ltd.                                                1,100   23,641       0.0%
*   Akebono Brake Industry Co., Ltd.                             19,100   65,181       0.0%
    Akita Bank, Ltd. (The)                                        2,500   80,003       0.0%
    Albis Co., Ltd.                                                 800   29,881       0.0%
#   Alconix Corp.                                                 3,600   63,197       0.0%
    Alfresa Holdings Corp.                                        8,000  152,857       0.0%
    Alinco, Inc.                                                  2,600   28,768       0.0%
    Alpen Co., Ltd.                                               3,400   67,627       0.0%
#   Alpha Corp.                                                     700   14,200       0.0%
    Alpha Systems, Inc.                                           1,500   32,952       0.0%
    Alpine Electronics, Inc.                                      8,100  179,724       0.0%
    Alps Electric Co., Ltd.                                      10,200  312,161       0.1%
    Alps Logistics Co., Ltd.                                      1,800   13,320       0.0%
    Altech Corp.                                                    600   20,810       0.0%
    Amada Holdings Co., Ltd.                                     13,300  165,266       0.0%
    Amano Corp.                                                   9,200  226,380       0.0%
    Amiyaki Tei Co., Ltd.                                           600   28,105       0.0%
    Amuse, Inc.                                                   1,700   44,611       0.0%
    ANA Holdings, Inc.                                            1,700   65,339       0.0%
    Anest Iwata Corp.                                             2,400   24,351       0.0%
    Anicom Holdings, Inc.                                         1,200   30,991       0.0%
    Anritsu Corp.                                                 7,900   74,387       0.0%
    AOI Electronic Co., Ltd.                                        500   23,421       0.0%
    AOI TYO Holdings, Inc.                                        2,466   26,324       0.0%
    AOKI Holdings, Inc.                                           7,000   97,644       0.0%
#   Aomori Bank, Ltd. (The)                                       3,500  112,857       0.0%
    Aoyama Trading Co., Ltd.                                      7,900  292,734       0.1%
    Aozora Bank, Ltd.                                             6,100  238,765       0.1%
    Arakawa Chemical Industries, Ltd.                             3,000   72,714       0.0%
    Arata Corp.                                                   1,400   59,490       0.0%
    Araya Industrial Co., Ltd.                                      800   15,995       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Arcland Sakamoto Co., Ltd.                                    4,700 $ 76,820       0.0%
    Arcland Service Holdings Co., Ltd.                              800   17,647       0.0%
    Arcs Co., Ltd.                                                4,400   98,442       0.0%
#   Ardepro Co., Ltd.                                            18,900   17,223       0.0%
    Arealink Co., Ltd.                                              800   16,755       0.0%
    Argo Graphics, Inc.                                             600   19,602       0.0%
    Ariake Japan Co., Ltd.                                          400   30,574       0.0%
    Arisawa Manufacturing Co., Ltd.                               5,500   50,006       0.0%
*   Arrk Corp.                                                   12,600   13,120       0.0%
    Artnature, Inc.                                               3,000   19,709       0.0%
#   ArtSpark Holdings, Inc.                                       1,700   25,265       0.0%
    As One Corp.                                                    600   32,987       0.0%
    Asahi Broadcasting Corp.                                      1,500   12,273       0.0%
    Asahi Co., Ltd.                                               1,700   20,665       0.0%
    Asahi Diamond Industrial Co., Ltd.                            9,700   94,103       0.0%
    Asahi Glass Co., Ltd.                                        21,300  834,751       0.1%
    Asahi Holdings, Inc.                                          2,600   56,437       0.0%
    Asahi Intecc Co., Ltd.                                        3,200  184,628       0.0%
    Asahi Kasei Corp.                                            79,000  956,668       0.1%
    Asahi Kogyosha Co., Ltd.                                      1,076   34,299       0.0%
    Asahi Yukizai Corp.                                           1,600   21,015       0.0%
    Asanuma Corp.                                                11,000   40,824       0.0%
    Asatsu-DK, Inc.                                               2,900   96,119       0.0%
#   Ashimori Industry Co., Ltd.                                   1,100   30,454       0.0%
    Asia Pile Holdings Corp.                                      6,300   35,657       0.0%
    Asics Corp.                                                  16,400  250,713       0.1%
#   ASKUL Corp.                                                   2,300   61,917       0.0%
    Asti Corp.                                                      600   24,010       0.0%
#   Asukanet Co., Ltd.                                            1,300   20,088       0.0%
    Asunaro Aoki Construction Co., Ltd.                           2,200   19,936       0.0%
    Ateam, Inc.                                                     900   23,823       0.0%
    Atsugi Co., Ltd.                                              2,600   29,597       0.0%
#   Autobacs Seven Co., Ltd.                                      5,800   99,702       0.0%
    Avex Group Holdings, Inc.                                     6,600   91,234       0.0%
    Awa Bank, Ltd. (The)                                         33,000  223,859       0.0%
    Axell Corp.                                                   1,700   11,908       0.0%
    Axial Retailing, Inc.                                         2,100   85,896       0.0%
    Azbil Corp.                                                   6,700  292,567       0.1%
    Bandai Namco Holdings, Inc.                                   8,200  280,998       0.1%
    Bando Chemical Industries, Ltd.                               6,000   66,196       0.0%
    Bank of Iwate, Ltd. (The)                                     2,600  107,092       0.0%
#   Bank of Kochi, Ltd. (The)                                     1,900   22,139       0.0%
#   Bank of Kyoto, Ltd. (The)                                     6,399  336,057       0.1%
#   Bank of Nagoya, Ltd. (The)                                    1,899   75,874       0.0%
    Bank of Okinawa, Ltd. (The)                                   4,080  166,445       0.0%
    Bank of Saga, Ltd. (The)                                      2,300   57,467       0.0%
    Bank of the Ryukyus, Ltd.                                     3,900   59,458       0.0%
    Bank of Toyama, Ltd. (The)                                      400   16,196       0.0%
    Belc Co., Ltd.                                                1,600   89,278       0.0%
    Bell System24 Holdings, Inc.                                  4,800   52,529       0.0%
    Belluna Co., Ltd.                                             4,800   54,536       0.0%
#   Benefit One, Inc.                                             3,400   65,319       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Benesse Holdings, Inc.                                        4,700 $159,331       0.0%
    Bic Camera, Inc.                                             15,400  189,696       0.0%
    BML, Inc.                                                     4,100   90,765       0.0%
    Bookoff Corp.                                                 3,100   22,318       0.0%
    BP Castrol K.K.                                                 700   12,316       0.0%
    Broadband Tower, Inc.                                         6,500   12,590       0.0%
    Broadleaf Co., Ltd.                                           5,200   42,693       0.0%
#   BRONCO BILLY Co., Ltd.                                          700   18,166       0.0%
    Bunka Shutter Co., Ltd.                                       9,300   79,254       0.0%
    C Uyemura & Co., Ltd.                                           300   18,597       0.0%
    CAC Holdings Corp.                                            3,200   32,008       0.0%
#   Calbee, Inc.                                                  2,600   87,747       0.0%
    Can Do Co., Ltd.                                              2,200   34,414       0.0%
    Canon Electronics, Inc.                                       1,700   38,255       0.0%
    Canon Marketing Japan, Inc.                                   5,000  125,771       0.0%
    Canon, Inc.                                                  18,700  702,504       0.1%
    Capcom Co., Ltd.                                              7,100  180,641       0.0%
    Carlit Holdings Co., Ltd.                                     4,800   35,827       0.0%
#   Casio Computer Co., Ltd.                                     21,800  321,693       0.1%
    Cawachi, Ltd.                                                 3,200   78,517       0.0%
    Central Automotive Products, Ltd.                             1,900   30,918       0.0%
    Central Glass Co., Ltd.                                       4,400   98,386       0.0%
    Central Japan Railway Co.                                     1,800  326,964       0.1%
#   Central Security Patrols Co., Ltd.                              700   12,705       0.0%
    Central Sports Co., Ltd.                                      1,400   50,261       0.0%
    Chiba Bank, Ltd. (The)                                       44,000  337,286       0.1%
    Chiba Kogyo Bank, Ltd. (The)                                  7,600   43,231       0.0%
#   Chilled & Frozen Logistics Holdings Co., Ltd.                 1,100   14,569       0.0%
    Chino Corp.                                                   1,400   16,461       0.0%
    Chiyoda Co., Ltd.                                             2,200   56,332       0.0%
#   Chiyoda Corp.                                                25,800  152,685       0.0%
    Chiyoda Integre Co., Ltd.                                     2,200   53,589       0.0%
    Chofu Seisakusho Co., Ltd.                                    3,400   82,983       0.0%
    Chori Co., Ltd.                                               1,600   29,158       0.0%
    Chubu Electric Power Co., Inc.                               10,700  137,992       0.0%
    Chubu Shiryo Co., Ltd.                                        4,100   73,280       0.0%
    Chudenko Corp.                                                5,000  152,505       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                1,800   34,727       0.0%
    Chugai Pharmaceutical Co., Ltd.                                 700   33,374       0.0%
    Chugai Ro Co., Ltd.                                           1,400   28,074       0.0%
    Chugoku Bank, Ltd. (The)                                     15,100  216,447       0.0%
#   Chugoku Electric Power Co., Inc. (The)                        6,600   73,591       0.0%
    Chugoku Marine Paints, Ltd.                                  10,000   84,964       0.0%
    Chukyo Bank, Ltd. (The)                                       2,000   40,767       0.0%
    Chuo Spring Co., Ltd.                                           400   13,368       0.0%
    CI Takiron Corp.                                              6,000   38,090       0.0%
    Ci:z Holdings Co., Ltd.                                       3,400  125,196       0.0%
    Citizen Watch Co., Ltd.                                      37,400  274,963       0.1%
    CKD Corp.                                                     4,900   96,492       0.0%
    Cleanup Corp.                                                 2,800   22,295       0.0%
    CMIC Holdings Co., Ltd.                                       1,800   26,550       0.0%
    CMK Corp.                                                     4,200   43,608       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Coca-Cola Bottlers Japan, Inc.                                4,856 $169,891       0.0%
    Cocokara fine, Inc.                                           1,900  105,933       0.0%
#   COLOPL, Inc.                                                 10,700  118,807       0.0%
    Computer Engineering & Consulting, Ltd.                       1,300   31,111       0.0%
    COMSYS Holdings Corp.                                        11,100  281,101       0.1%
    Comture Corp.                                                   900   18,178       0.0%
    Concordia Financial Group, Ltd.                              68,332  361,892       0.1%
    CONEXIO Corp.                                                 4,000   73,858       0.0%
#   COOKPAD, Inc.                                                 3,700   24,828       0.0%
    Corona Corp.                                                  3,800   45,375       0.0%
    Cosmo Energy Holdings Co., Ltd.                              12,600  289,446       0.1%
    Cosmos Pharmaceutical Corp.                                     300   62,461       0.0%
    CRE, Inc.                                                     1,200   16,209       0.0%
    Create Medic Co., Ltd.                                        1,400   13,610       0.0%
    Create Restaurants Holdings, Inc.                             4,300   46,093       0.0%
    Create SD Holdings Co., Ltd.                                  3,000   75,516       0.0%
    Credit Saison Co., Ltd.                                      15,400  310,084       0.1%
#   Creek & River Co., Ltd.                                       1,300   13,218       0.0%
    Cresco, Ltd.                                                    400   16,694       0.0%
#   CROOZ, Inc.                                                   1,100   24,839       0.0%
    CTI Engineering Co., Ltd.                                     1,300   12,449       0.0%
#   CTS Co., Ltd.                                                 4,000   27,913       0.0%
#   Cube System, Inc.                                             2,300   17,114       0.0%
    CyberAgent, Inc.                                              6,400  198,206       0.0%
#*  CYBERDYNE, Inc.                                               1,700   22,522       0.0%
    Cybozu, Inc.                                                  3,300   15,161       0.0%
    D.A. Consortium Holdings, Inc.                                5,400   89,644       0.0%
    Dai Nippon Printing Co., Ltd.                                15,000  359,549       0.1%
    Dai Nippon Toryo Co., Ltd.                                    4,200   64,291       0.0%
    Dai-Dan Co., Ltd.                                             2,000   51,262       0.0%
    Dai-ichi Life Holdings, Inc.                                 31,500  601,584       0.1%
    Dai-ichi Seiko Co., Ltd.                                      1,300   33,038       0.0%
    Daibiru Corp.                                                 8,000   94,319       0.0%
    Daicel Corp.                                                 26,600  332,117       0.1%
    Daido Kogyo Co., Ltd.                                         1,000   16,320       0.0%
    Daido Metal Co., Ltd.                                         7,000   64,648       0.0%
    Daido Steel Co., Ltd.                                         4,400  278,782       0.1%
    Daidoh, Ltd.                                                  4,900   19,000       0.0%
    Daifuku Co., Ltd.                                             6,100  297,426       0.1%
    Daihatsu Diesel Manufacturing Co., Ltd.                       2,000   15,124       0.0%
    Daihen Corp.                                                  8,000   72,087       0.0%
    Daiho Corp.                                                  15,000   72,877       0.0%
    Daiichi Jitsugyo Co., Ltd.                                    1,800   52,902       0.0%
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                        2,500   36,299       0.0%
    Daiichikosho Co., Ltd.                                        4,400  207,340       0.0%
    Daiken Corp.                                                  1,900   51,517       0.0%
#   Daiken Medical Co., Ltd.                                      2,300   15,829       0.0%
    Daiki Aluminium Industry Co., Ltd.                            4,000   32,869       0.0%
    Daikokutenbussan Co., Ltd.                                    1,000   45,527       0.0%
    Daikyo, Inc.                                                  5,400  103,988       0.0%
    Daikyonishikawa Corp.                                         7,800  132,549       0.0%
#   Dainichi Co., Ltd.                                            2,000   14,855       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.       2,300 $105,323       0.0%
#   Daio Paper Corp.                                             14,200  170,482       0.0%
    Daisan Bank, Ltd. (The)                                       2,500   42,111       0.0%
    Daiseki Co., Ltd.                                             2,900   71,705       0.0%
    Daishi Bank, Ltd. (The)                                       5,000  244,847       0.1%
    Daishinku Corp.                                               1,900   32,876       0.0%
    Daisue Construction Co., Ltd.                                 1,600   14,631       0.0%
    Daito Bank, Ltd. (The)                                        1,100   16,518       0.0%
    Daito Pharmaceutical Co., Ltd.                                2,100   53,743       0.0%
    Daito Trust Construction Co., Ltd.                            2,200  384,635       0.1%
    Daitron Co., Ltd.                                             1,200   22,372       0.0%
    Daiwa House Industry Co., Ltd.                               12,000  439,835       0.1%
    Daiwa Industries, Ltd.                                        4,000   44,933       0.0%
    Daiwa Securities Group, Inc.                                 86,000  539,192       0.1%
    Daiwabo Holdings Co., Ltd.                                    3,300  131,142       0.0%
#   DCM Holdings Co., Ltd.                                       17,500  160,767       0.0%
#   Dena Co., Ltd.                                                9,800  230,470       0.1%
    Denka Co., Ltd.                                              14,400  481,109       0.1%
    Denki Kogyo Co., Ltd.                                         2,000   51,446       0.0%
    Denso Corp.                                                  12,300  677,410       0.1%
    Dentsu, Inc.                                                  5,100  218,147       0.0%
    Denyo Co., Ltd.                                               2,100   35,275       0.0%
    Descente, Ltd.                                                5,200   72,222       0.0%
    Dexerials Corp.                                               4,800   54,087       0.0%
    DIC Corp.                                                    15,200  564,221       0.1%
    Digital Arts, Inc.                                              800   32,731       0.0%
    Dip Corp.                                                     3,200   78,141       0.0%
    Disco Corp.                                                   1,300  301,245       0.1%
    DKS Co., Ltd.                                                 6,000   41,260       0.0%
    DMG Mori Co., Ltd.                                           20,700  417,427       0.1%
    Don Quijote Holdings Co., Ltd.                                3,500  146,808       0.0%
    Doshisha Co., Ltd.                                            2,200   48,345       0.0%
    Doutor Nichires Holdings Co., Ltd.                            3,600   85,473       0.0%
    Dowa Holdings Co., Ltd.                                       8,200  345,221       0.1%
*   Drecom Co., Ltd.                                              1,200   14,967       0.0%
    DTS Corp.                                                     3,500  105,032       0.0%
#   Dunlop Sports Co., Ltd.                                       2,200   32,644       0.0%
    Duskin Co., Ltd.                                              3,600   98,746       0.0%
    Dvx, Inc.                                                     1,700   20,642       0.0%
    DyDo Group Holdings, Inc.                                     1,800   88,249       0.0%
#   E-Guardian, Inc.                                              1,200   24,881       0.0%
    Eagle Industry Co., Ltd.                                      5,200  101,020       0.0%
    Earth Chemical Co., Ltd.                                      1,900   89,195       0.0%
    Ebara Corp.                                                  10,800  388,658       0.1%
    Ebara Foods Industry, Inc.                                      800   14,587       0.0%
    Ebara Jitsugyo Co., Ltd.                                      1,200   18,489       0.0%
#   Eco's Co., Ltd.                                               2,100   23,582       0.0%
#   EDION Corp.                                                  11,900  120,223       0.0%
    EF-ON, Inc.                                                   1,500   20,184       0.0%
    eGuarantee, Inc.                                                900   25,359       0.0%
    Ehime Bank, Ltd. (The)                                        5,400   69,712       0.0%
    Eidai Co., Ltd.                                               3,000   14,776       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Eighteenth Bank, Ltd. (The)                                  19,000 $ 51,181       0.0%
    Eiken Chemical Co., Ltd.                                      1,500   59,029       0.0%
    Eizo Corp.                                                    3,100  128,513       0.0%
    Elecom Co., Ltd.                                              1,500   30,058       0.0%
    Electric Power Development Co., Ltd.                          3,400   85,684       0.0%
    Elematec Corp.                                                1,400   32,056       0.0%
    EM Systems Co., Ltd.                                          1,300   25,318       0.0%
    en-japan, Inc.                                                2,600  100,271       0.0%
    Endo Lighting Corp.                                           1,300   14,887       0.0%
*   Eneres Co., Ltd.                                              2,700   12,563       0.0%
#*  Enigmo, Inc.                                                  1,100   11,332       0.0%
    EPS Holdings, Inc.                                            6,100  120,104       0.0%
#   eRex Co., Ltd.                                                2,900   28,737       0.0%
#   ES-Con Japan, Ltd.                                            8,200   38,878       0.0%
    ESCRIT, Inc.                                                  2,500   19,501       0.0%
#*  Escrow Agent Japan Co., Ltd.                                  1,100   29,064       0.0%
    ESPEC Corp.                                                   2,400   54,638       0.0%
    Excel Co., Ltd.                                               1,300   29,006       0.0%
    Exedy Corp.                                                   4,600  137,933       0.0%
    Ezaki Glico Co., Ltd.                                         2,700  149,749       0.0%
    F-Tech, Inc.                                                  2,700   45,048       0.0%
    F@N Communications, Inc.                                      4,000   41,387       0.0%
    Falco Holdings Co., Ltd.                                      1,000   15,595       0.0%
    FamilyMart UNY Holdings Co., Ltd.                             6,200  352,392       0.1%
    FANUC Corp.                                                     400   93,530       0.0%
    Fast Retailing Co., Ltd.                                        800  267,660       0.1%
    FCC Co., Ltd.                                                 5,700  137,616       0.0%
    Feed One Co., Ltd.                                           17,600   45,592       0.0%
    Fenwal Controls of Japan, Ltd.                                1,200   17,881       0.0%
    Ferrotec Holdings Corp.                                       5,400  111,007       0.0%
#*  FFRI, Inc.                                                      300   11,324       0.0%
    FIDEA Holdings Co., Ltd.                                     26,200   49,879       0.0%
    Financial Products Group Co., Ltd.                            7,800   90,525       0.0%
#   FINDEX, Inc.                                                  1,800   12,748       0.0%
    First Juken Co., Ltd.                                         1,100   17,515       0.0%
#   Fixstars Corp.                                                  500   18,158       0.0%
    FJ Next Co., Ltd.                                             2,400   20,556       0.0%
*   Flight Holdings, Inc.                                         2,300   18,386       0.0%
    Foster Electric Co., Ltd.                                     2,600   61,025       0.0%
    FP Corp.                                                      2,400  126,122       0.0%
    France Bed Holdings Co., Ltd.                                 1,800   16,697       0.0%
#   Freebit Co., Ltd.                                             2,300   18,747       0.0%
#   Freund Corp.                                                  1,200   15,901       0.0%
    Fudo Tetra Corp.                                             36,900   62,916       0.0%
    Fuji Co., Ltd.                                                1,600   37,893       0.0%
    Fuji Corp.                                                    1,800   33,681       0.0%
    Fuji Corp., Ltd.                                              3,900   28,205       0.0%
    Fuji Die Co., Ltd.                                            1,600   13,013       0.0%
    Fuji Electric Co., Ltd.                                      67,000  485,423       0.1%
    Fuji Kiko Co., Ltd.                                           3,000   19,589       0.0%
#   Fuji Kyuko Co., Ltd.                                          1,999   44,632       0.0%
#   Fuji Machine Manufacturing Co., Ltd.                          5,100   97,275       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Fuji Media Holdings, Inc.                                     5,400 $ 83,308       0.0%
    Fuji Oil Co., Ltd.                                            8,000   31,071       0.0%
    Fuji Oil Holdings, Inc.                                       9,900  266,917       0.1%
    Fuji Seal International, Inc.                                 7,000  229,729       0.0%
    Fuji Soft, Inc.                                               3,300  100,358       0.0%
    Fujibo Holdings, Inc.                                         1,600   50,514       0.0%
    Fujicco Co., Ltd.                                             2,000   45,176       0.0%
    Fujikura Kasei Co., Ltd.                                      5,000   31,539       0.0%
#   Fujikura Rubber, Ltd.                                         4,800   39,486       0.0%
    Fujikura, Ltd.                                               45,900  400,603       0.1%
    Fujimi, Inc.                                                  1,800   44,606       0.0%
    Fujimori Kogyo Co., Ltd.                                      2,200   76,100       0.0%
#   Fujisash Co., Ltd.                                           13,200   12,544       0.0%
#   Fujita Kanko, Inc.                                            1,600   50,977       0.0%
    Fujitec Co., Ltd.                                             6,600   98,248       0.0%
    Fujitsu Frontech, Ltd.                                        1,500   26,275       0.0%
    Fujitsu General, Ltd.                                         7,000  133,875       0.0%
    Fujitsu, Ltd.                                                86,000  670,155       0.1%
    Fujiya Co., Ltd.                                              1,000   22,684       0.0%
    FuKoKu Co., Ltd.                                              1,300   12,683       0.0%
    Fukuda Corp.                                                  1,200   73,456       0.0%
    Fukuda Denshi Co., Ltd.                                         300   21,004       0.0%
    Fukui Bank, Ltd. (The)                                        3,500   93,519       0.0%
#   Fukui Computer Holdings, Inc.                                   700   17,571       0.0%
    Fukuoka Financial Group, Inc.                                74,000  381,929       0.1%
    Fukushima Bank, Ltd. (The)                                    3,800   30,407       0.0%
    Fukushima Industries Corp.                                    1,900   73,554       0.0%
    Fukuyama Transporting Co., Ltd.                               5,500  178,452       0.0%
    FULLCAST Holdings Co., Ltd.                                   2,200   40,577       0.0%
#   Fumakilla, Ltd.                                               1,499   26,723       0.0%
#   Funai Electric Co., Ltd.                                      3,500   28,411       0.0%
    Funai Soken Holdings, Inc.                                    1,920   70,543       0.0%
#   Furukawa Battery Co., Ltd. (The)                              4,000   43,070       0.0%
    Furukawa Electric Co., Ltd.                                  10,800  657,511       0.1%
    Furuno Electric Co., Ltd.                                     4,600   31,640       0.0%
    Furusato Industries, Ltd.                                     2,200   35,939       0.0%
#   Furyu Corp.                                                   2,000   20,663       0.0%
    Fuso Chemical Co., Ltd.                                       2,500   80,034       0.0%
    Fuso Pharmaceutical Industries, Ltd.                          1,000   25,103       0.0%
    Futaba Corp.                                                  5,300  105,066       0.0%
    Futaba Industrial Co., Ltd.                                  11,600  112,750       0.0%
    Future Corp.                                                  3,700   37,375       0.0%
    Fuyo General Lease Co., Ltd.                                  3,100  202,716       0.0%
    G-7 Holdings, Inc.                                            1,200   25,579       0.0%
    G-Tekt Corp.                                                  2,800   59,954       0.0%
    Gakken Holdings Co., Ltd.                                       800   23,166       0.0%
    Gakkyusha Co., Ltd.                                           1,500   21,768       0.0%
#   GCA Corp.                                                     2,700   24,714       0.0%
    Gecoss Corp.                                                  1,500   16,919       0.0%
#   Genky Stores, Inc.                                              800   29,519       0.0%
    Geo Holdings Corp.                                            6,600  107,438       0.0%
    Geostr Corp.                                                  2,900   22,728       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Giken, Ltd.                                                     500 $ 14,369       0.0%
    GL Sciences, Inc.                                             1,400   25,048       0.0%
#   GLOBERIDE, Inc.                                               1,800   31,357       0.0%
    Glory, Ltd.                                                   6,500  243,088       0.1%
#   GMO Cloud K.K.                                                  600   15,902       0.0%
#   GMO Financial Holdings, Inc.                                  1,900   12,544       0.0%
#   GMO internet, Inc.                                            7,300  112,780       0.0%
    GMO Payment Gateway, Inc.                                     1,000   73,167       0.0%
    Godo Steel, Ltd.                                              1,200   24,164       0.0%
#   Gokurakuyu Holdings Co., Ltd.                                 1,800   12,147       0.0%
    Goldcrest Co., Ltd.                                           3,300   71,496       0.0%
    Grandy House Corp.                                            3,100   13,080       0.0%
    Gree, Inc.                                                    6,600   44,804       0.0%
#   GS Yuasa Corp.                                               60,000  301,695       0.1%
#   GSI Creos Corp.                                               1,500   23,970       0.0%
    Gun-Ei Chemical Industry Co., Ltd.                              800   27,803       0.0%
#   GungHo Online Entertainment, Inc.                            25,500   68,622       0.0%
    Gunma Bank, Ltd. (The)                                       36,500  234,981       0.1%
    Gunze, Ltd.                                                   2,900  131,918       0.0%
    Gurunavi, Inc.                                                2,200   28,372       0.0%
    H-One Co., Ltd.                                               3,000   43,123       0.0%
    H2O Retailing Corp.                                           8,660  160,192       0.0%
    HABA Laboratories, Inc.                                         500   30,060       0.0%
    Hachijuni Bank, Ltd. (The)                                   42,000  263,024       0.1%
#   Hagihara Industries, Inc.                                     2,000   34,732       0.0%
    Hagiwara Electric Co., Ltd.                                   1,200   36,521       0.0%
    Hakuhodo DY Holdings, Inc.                                    7,500  103,747       0.0%
    Hakuto Co., Ltd.                                              1,700   26,232       0.0%
    Halows Co., Ltd.                                              1,000   22,668       0.0%
    Hamakyorex Co., Ltd.                                          2,700   75,766       0.0%
    Hamamatsu Photonics K.K.                                      2,400   77,707       0.0%
    Handsman Co., Ltd.                                              800   11,543       0.0%
#   Haneda Zenith Holdings Co., Ltd.                              5,300   19,413       0.0%
    Hankyu Hanshin Holdings, Inc.                                13,000  506,835       0.1%
    Hanwa Co., Ltd.                                               5,800  220,138       0.0%
    Happinet Corp.                                                1,300   22,401       0.0%
    Hard Off Corp. Co., Ltd.                                      1,400   14,356       0.0%
    Harima Chemicals Group, Inc.                                  1,800   14,385       0.0%
#   Harmonic Drive Systems, Inc.                                  1,800   93,534       0.0%
    Haruyama Holdings, Inc.                                       2,200   19,763       0.0%
    Haseko Corp.                                                 32,200  467,590       0.1%
    Hazama Ando Corp.                                            31,600  257,642       0.1%
#   Hearts United Group Co., Ltd.                                 1,600   23,735       0.0%
    Heiwa Real Estate Co., Ltd.                                   5,800  101,172       0.0%
    Heiwado Co., Ltd.                                             5,600  122,252       0.0%
    HI-LEX Corp.                                                  4,200  106,242       0.0%
    Hibino Corp.                                                    900   15,963       0.0%
    Hibiya Engineering, Ltd.                                      2,100   45,620       0.0%
    Hiday Hidaka Corp.                                            1,901   55,851       0.0%
    Hikari Tsushin, Inc.                                            500   64,730       0.0%
    Hioki EE Corp.                                                1,200   26,166       0.0%
    Hirakawa Hewtech Corp.                                        3,000   40,192       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Hiramatsu, Inc.                                               3,100 $   17,086       0.0%
    Hirano Tecseed Co., Ltd.                                      1,800     32,468       0.0%
#   Hirata Corp.                                                    600     67,384       0.0%
    Hirose Electric Co., Ltd.                                       500     75,218       0.0%
    Hiroshima Bank, Ltd. (The)                                   28,600    242,149       0.1%
    HIS Co., Ltd.                                                 5,900    197,562       0.0%
    Hisaka Works, Ltd.                                            3,500     32,630       0.0%
    Hitachi Kokusai Electric, Inc.                                3,200     88,644       0.0%
    Hitachi Zosen Corp.                                          28,900    152,278       0.0%
    Hochiki Corp.                                                 2,800     57,926       0.0%
    Hogy Medical Co., Ltd.                                        1,100     75,333       0.0%
*   Hokkaido Electric Power Co., Inc.                            17,200    135,542       0.0%
    Hokkaido Gas Co., Ltd.                                       10,000     25,815       0.0%
    Hokkan Holdings, Ltd.                                         5,000     19,233       0.0%
    Hokko Chemical Industry Co., Ltd.                             6,000     36,796       0.0%
    Hokkoku Bank, Ltd. (The)                                      4,100    187,698       0.0%
    Hokuetsu Bank, Ltd. (The)                                     3,200     77,491       0.0%
    Hokuetsu Industries Co., Ltd.                                 1,600     15,753       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                               21,700    139,270       0.0%
    Hokuhoku Financial Group, Inc.                               11,000    181,315       0.0%
    Hokuriku Electric Industry Co., Ltd.                          1,000     13,765       0.0%
#   Hokuriku Electric Power Co.                                  13,700    121,054       0.0%
    Hokuriku Electrical Construction Co., Ltd.                    1,700     15,569       0.0%
    Hokuto Corp.                                                  2,300     40,158       0.0%
    Honda Motor Co., Ltd.                                        97,000  3,039,694       0.4%
    Honeys Holdings Co., Ltd.                                     2,150     22,753       0.0%
    Hoosiers Holdings                                             5,200     49,354       0.0%
    Horiba, Ltd.                                                  2,900    172,794       0.0%
    Hoshizaki Corp.                                               1,600    151,414       0.0%
    Hosiden Corp.                                                 5,000     86,325       0.0%
    Hosokawa Micron Corp.                                         1,000     63,363       0.0%
#   Hotland Co., Ltd.                                               900     11,590       0.0%
    House Foods Group, Inc.                                       5,200    154,505       0.0%
#   Howa Machinery, Ltd.                                          5,500     89,227       0.0%
    Hoya Corp.                                                    6,200    336,851       0.1%
    Hulic Co., Ltd.                                               5,000     51,580       0.0%
    Hyakugo Bank, Ltd. (The)                                     42,000    197,189       0.0%
    Hyakujushi Bank, Ltd. (The)                                  42,000    152,704       0.0%
    I K K, Inc.                                                   2,100     16,222       0.0%
    I-Net Corp.                                                   1,430     22,352       0.0%
    I-O Data Device, Inc.                                         1,100     11,039       0.0%
    Ibiden Co., Ltd.                                             10,600    177,492       0.0%
    IBJ Leasing Co., Ltd.                                         5,100    133,143       0.0%
    IBJ, Inc.                                                     2,700     21,653       0.0%
    Ichibanya Co., Ltd.                                           1,100     42,629       0.0%
    Ichigo, Inc.                                                 19,100     67,925       0.0%
    Ichiken Co., Ltd.                                             1,200     30,032       0.0%
    Ichikoh Industries, Ltd.                                      9,000     70,193       0.0%
    Ichinen Holdings Co., Ltd.                                    2,300     32,761       0.0%
    Ichiyoshi Securities Co., Ltd.                                4,900     56,242       0.0%
    Icom, Inc.                                                    1,400     32,554       0.0%
    Idec Corp.                                                    2,000     42,316       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Idemitsu Kosan Co., Ltd.                                     17,000 $496,907       0.1%
    IDOM, Inc.                                                   11,600   84,594       0.0%
#*  IGNIS, Ltd.                                                     600   20,239       0.0%
    Ihara Science Corp.                                           1,100   19,952       0.0%
    IHI Corp.                                                    14,800  533,080       0.1%
    Iida Group Holdings Co., Ltd.                                10,340  198,355       0.0%
    Iino Kaiun Kaisha, Ltd.                                      18,800   88,770       0.0%
    IJT Technology Holdings Co., Ltd.                             2,000   18,520       0.0%
    Imagica Robot Holdings, Inc.                                  3,000   25,118       0.0%
    Imasen Electric Industrial                                    3,600   46,538       0.0%
    Inaba Denki Sangyo Co., Ltd.                                  2,400  105,351       0.0%
#   Inaba Seisakusho Co., Ltd.                                    1,700   21,387       0.0%
    Inabata & Co., Ltd.                                           7,200  104,376       0.0%
    Inageya Co., Ltd.                                             1,300   21,449       0.0%
    Ines Corp.                                                    3,800   35,583       0.0%
    Infocom Corp.                                                 2,400   61,580       0.0%
    Infomart Corp.                                                9,400   71,056       0.0%
#   Information Development Co.                                   1,700   18,636       0.0%
    Information Services International-Dentsu, Ltd.               1,900   42,279       0.0%
    Innotech Corp.                                                2,300   19,841       0.0%
    Inpex Corp.                                                  35,800  383,317       0.1%
#   Intage Holdings, Inc.                                         4,800   62,985       0.0%
    Internet Initiative Japan, Inc.                               4,300   90,132       0.0%
    Inui Global Logistics Co., Ltd.                               1,800   13,270       0.0%
#   Investors Cloud Co., Ltd.                                       300   18,295       0.0%
    Iriso Electronics Co., Ltd.                                   2,800  157,926       0.0%
    Iseki & Co., Ltd.                                             2,900   64,615       0.0%
#   Isetan Mitsukoshi Holdings, Ltd.                             32,400  353,185       0.1%
*   Ishihara Sangyo Kaisha, Ltd.                                  5,900   88,781       0.0%
#   Istyle, Inc.                                                  2,400   16,508       0.0%
#*  ITbook Co., Ltd.                                              3,900   18,861       0.0%
    Itfor, Inc.                                                   3,700   22,015       0.0%
    Ito En, Ltd.                                                  4,500  157,562       0.0%
    ITOCHU Corp.                                                 26,000  455,433       0.1%
    Itochu Enex Co., Ltd.                                         6,700   68,291       0.0%
    Itochu Techno-Solutions Corp.                                 4,800  186,970       0.0%
    Itoham Yonekyu Holdings, Inc.                                15,300  145,966       0.0%
    Itoki Corp.                                                   9,400   72,201       0.0%
#*  Itokuro, Inc.                                                   500   23,260       0.0%
    IwaiCosmo Holdings, Inc.                                      3,800   48,803       0.0%
    Iwaki & Co., Ltd.                                             6,000   25,448       0.0%
    Iwasaki Electric Co., Ltd.                                    1,100   17,861       0.0%
    Iwatani Corp.                                                 6,800  205,066       0.0%
    Iwatsu Electric Co., Ltd.                                     2,900   21,521       0.0%
    Iyo Bank, Ltd. (The)                                         25,800  222,722       0.0%
    Izumi Co., Ltd.                                               2,700  140,016       0.0%
    J Front Retailing Co., Ltd.                                  23,800  353,240       0.1%
#   J Trust Co., Ltd.                                             8,200   60,332       0.0%
    J-Oil Mills, Inc.                                             2,000   71,832       0.0%
    JAC Recruitment Co., Ltd.                                     1,500   27,824       0.0%
    Jaccs Co., Ltd.                                               4,800  119,891       0.0%
    Jafco Co., Ltd.                                               4,100  202,637       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Jalux, Inc.                                                    1,500 $   37,160       0.0%
#   Jamco Corp.                                                    2,300     48,061       0.0%
    Janome Sewing Machine Co., Ltd.                                2,499     17,267       0.0%
    Japan Airlines Co., Ltd.                                       7,200    246,437       0.1%
    Japan Airport Terminal Co., Ltd.                               1,800     63,982       0.0%
    Japan Asia Group, Ltd.                                         3,700     15,428       0.0%
*   Japan Asia Investment Co., Ltd.                                2,700      9,970       0.0%
#*  Japan Asset Marketing Co., Ltd.                               19,000     20,528       0.0%
    Japan Aviation Electronics Industry, Ltd.                     10,000    182,926       0.0%
#*  Japan Display, Inc.                                           63,600    137,197       0.0%
*   Japan Drilling Co., Ltd.                                       1,500     28,688       0.0%
    Japan Exchange Group, Inc.                                    18,200    328,118       0.1%
    Japan Foundation Engineering Co., Ltd.                         6,500     23,224       0.0%
    Japan Lifeline Co., Ltd.                                       2,800    134,319       0.0%
    Japan Material Co., Ltd.                                       1,400     40,646       0.0%
    Japan Meat Co., Ltd.                                           1,300     20,794       0.0%
    Japan Medical Dynamic Marketing, Inc.                          3,500     33,852       0.0%
    Japan Oil Transportation Co., Ltd.                               700     22,566       0.0%
    Japan Petroleum Exploration Co., Ltd.                          3,000     61,906       0.0%
#   Japan Property Management Center Co., Ltd.                     1,700     22,935       0.0%
    Japan Pulp & Paper Co., Ltd.                                   1,900     80,201       0.0%
    Japan Securities Finance Co., Ltd.                            16,300     91,676       0.0%
    Japan Steel Works, Ltd. (The)                                  9,700    245,859       0.1%
    Japan Transcity Corp.                                         10,000     42,926       0.0%
    Japan Wool Textile Co., Ltd. (The)                             8,700     78,143       0.0%
    Jastec Co., Ltd.                                               1,400     16,566       0.0%
#   JBCC Holdings, Inc.                                            1,700     15,739       0.0%
    JCU Corp.                                                      1,300     56,250       0.0%
    Jeol, Ltd.                                                     8,000     42,377       0.0%
    JFE Holdings, Inc.                                            28,100    603,905       0.1%
    JGC Corp.                                                      8,400    140,889       0.0%
#*  JIG-SAW, Inc.                                                    300     15,936       0.0%
    Jimoto Holdings, Inc.                                         24,800     48,521       0.0%
    JINS, Inc.                                                     1,600     83,143       0.0%
    JK Holdings Co., Ltd.                                          3,200     25,303       0.0%
    JMS Co., Ltd.                                                  5,000     30,739       0.0%
    Joshin Denki Co., Ltd.                                         3,000    103,824       0.0%
    Joyful Honda Co., Ltd.                                         2,400     64,794       0.0%
#   JP-Holdings, Inc.                                              7,900     27,814       0.0%
    JSP Corp.                                                      2,200     70,981       0.0%
    JSR Corp.                                                      7,000    135,694       0.0%
    JTEKT Corp.                                                   25,900    429,150       0.1%
    Juki Corp.                                                     5,300     82,415       0.0%
    Juroku Bank, Ltd. (The)                                        5,100    172,295       0.0%
    Justsystems Corp.                                              1,200     25,780       0.0%
    JVC Kenwood Corp.                                             22,100     69,286       0.0%
    JXTG Holdings, Inc.                                          207,850  1,073,295       0.2%
    K&O Energy Group, Inc.                                         2,600     43,285       0.0%
#   K's Holdings Corp.                                            12,200    279,996       0.1%
    kabu.com Securities Co., Ltd.                                 20,200     64,401       0.0%
*   Kadokawa Dwango                                                9,685    111,740       0.0%
    Kaga Electronics Co., Ltd.                                     2,300     68,913       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Kagome Co., Ltd.                                              2,600 $   86,585       0.0%
    Kajima Corp.                                                 54,000    560,060       0.1%
#   Kakaku.com, Inc.                                              9,900    135,937       0.0%
    Kakiyasu Honten Co., Ltd.                                     1,100     20,561       0.0%
#   Kameda Seika Co., Ltd.                                        2,100     95,105       0.0%
    Kamei Corp.                                                   3,900     65,958       0.0%
    Kamigumi Co., Ltd.                                           10,500    251,359       0.1%
    Kanaden Corp.                                                 4,800     54,984       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                                 1,000     33,252       0.0%
#   Kanamoto Co., Ltd.                                            5,600    184,105       0.0%
    Kandenko Co., Ltd.                                           11,000    108,195       0.0%
    Kaneka Corp.                                                 34,000    280,770       0.1%
    Kaneko Seeds Co., Ltd.                                          900     13,448       0.0%
    Kanematsu Corp.                                              11,600    152,604       0.0%
    Kanematsu Electronics, Ltd.                                   1,200     37,448       0.0%
    Kansai Electric Power Co., Inc. (The)                        14,900    204,042       0.0%
    Kansai Paint Co., Ltd.                                        7,500    192,772       0.0%
    Kansai Super Market, Ltd.                                     1,300     15,888       0.0%
    Kansai Urban Banking Corp.                                    3,900     49,840       0.0%
#   Kanto Denka Kogyo Co., Ltd.                                   8,000     83,733       0.0%
    Kao Corp.                                                     7,800    471,394       0.1%
    Kasai Kogyo Co., Ltd.                                         3,500     52,662       0.0%
    Katakura & Co-op Agri Corp.                                   1,800     21,817       0.0%
    Katakura Industries Co., Ltd.                                 3,700     46,196       0.0%
    Kato Works Co., Ltd.                                          1,200     37,495       0.0%
#   KAWADA TECHNOLOGIES, Inc.                                       700     41,457       0.0%
    Kawagishi Bridge Works Co., Ltd.                              3,000     31,396       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.             1,100     23,225       0.0%
    Kawasaki Heavy Industries, Ltd.                              14,300    498,901       0.1%
#*  Kawasaki Kisen Kaisha, Ltd.                                   8,400    219,331       0.0%
    Kawasumi Laboratories, Inc.                                   3,000     23,151       0.0%
    KDDI Corp.                                                   45,800  1,220,233       0.2%
    Keihan Holdings Co., Ltd.                                     9,600    293,334       0.1%
    Keihanshin Building Co., Ltd.                                 6,900     48,411       0.0%
    Keihin Corp.                                                  6,500    119,835       0.0%
    Keikyu Corp.                                                  5,500    113,771       0.0%
    Keio Corp.                                                    2,600    113,434       0.0%
    Keisei Electric Railway Co., Ltd.                             5,000    151,038       0.0%
    Keiyo Bank, Ltd. (The)                                       38,000    186,225       0.0%
    Keiyo Co., Ltd.                                               2,800     18,867       0.0%
    Kenko Mayonnaise Co., Ltd.                                    2,600     67,950       0.0%
    Kewpie Corp.                                                  9,000    224,508       0.0%
    KEY Coffee, Inc.                                              1,600     30,181       0.0%
    Keyence Corp.                                                   600    333,135       0.1%
#   KFC Holdings Japan, Ltd.                                      1,900     33,564       0.0%
#   Ki-Star Real Estate Co., Ltd.                                 1,300     27,352       0.0%
    Kikkoman Corp.                                                3,000    102,962       0.0%
    Kimoto Co., Ltd.                                              4,300     10,667       0.0%
    Kimura Chemical Plants Co., Ltd.                              5,400     21,993       0.0%
    Kimura Unity Co., Ltd.                                        1,200     12,403       0.0%
    Kinden Corp.                                                 12,500    211,098       0.0%
    King Jim Co., Ltd.                                            2,500     23,025       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
#*  Kinki Sharyo Co., Ltd. (The)                                    500 $ 11,717       0.0%
*   Kintetsu Department Store Co., Ltd.                             300    9,844       0.0%
    Kintetsu Group Holdings Co., Ltd.                             4,000  153,812       0.0%
    Kintetsu World Express, Inc.                                  5,300   91,221       0.0%
    Kirindo Holdings Co., Ltd.                                    1,900   25,464       0.0%
    Kissei Pharmaceutical Co., Ltd.                               5,100  140,204       0.0%
    Kita-Nippon Bank, Ltd. (The)                                  1,200   37,346       0.0%
    Kitagawa Iron Works Co., Ltd.                                 1,800   49,074       0.0%
    Kitano Construction Corp.                                     7,000   31,511       0.0%
#   Kito Corp.                                                    3,500   44,952       0.0%
    Kitz Corp.                                                   10,900   93,395       0.0%
    Kiyo Bank, Ltd. (The)                                         9,600  165,117       0.0%
#*  KLab, Inc.                                                    3,600   63,279       0.0%
*   KNT-CT Holdings Co., Ltd.                                     1,300   22,568       0.0%
    Koa Corp.                                                     2,600   54,250       0.0%
    Koatsu Gas Kogyo Co., Ltd.                                    5,000   37,791       0.0%
    Kobayashi Pharmaceutical Co., Ltd.                            1,400   80,949       0.0%
#   Kobe Bussan Co., Ltd.                                         1,100   47,503       0.0%
#*  Kobe Electric Railway Co., Ltd.                                 700   23,497       0.0%
#*  Kobe Steel, Ltd.                                             20,300  171,390       0.0%
    Kohnan Shoji Co., Ltd.                                        1,000   21,372       0.0%
    Kohsoku Corp.                                                 1,700   19,803       0.0%
    Koito Manufacturing Co., Ltd.                                 4,000  268,217       0.1%
*   Kojima Co., Ltd.                                              4,600   15,161       0.0%
    Kokuyo Co., Ltd.                                              5,700  102,212       0.0%
    KOMAIHALTEC, Inc.                                               500   11,565       0.0%
    Komatsu Seiren Co., Ltd.                                      5,300   45,994       0.0%
    Komatsu Wall Industry Co., Ltd.                               1,400   26,755       0.0%
    Komehyo Co., Ltd.                                             1,100   17,536       0.0%
    Komeri Co., Ltd.                                              4,900  146,808       0.0%
    Komori Corp.                                                  8,500  119,707       0.0%
    Konaka Co., Ltd.                                              5,700   30,381       0.0%
    Konami Holdings Corp.                                         2,700  131,504       0.0%
    Kondotec, Inc.                                                3,600   38,226       0.0%
    Konica Minolta, Inc.                                         56,700  497,413       0.1%
    Konishi Co., Ltd.                                             2,600   45,244       0.0%
    Konoike Transport Co., Ltd.                                   5,000   76,937       0.0%
#   Konoshima Chemical Co., Ltd.                                    700    9,879       0.0%
    Kose Corp.                                                    1,100  133,774       0.0%
    Kosei Securities Co., Ltd. (The)                              2,600   39,392       0.0%
    Koshidaka Holdings Co., Ltd.                                  1,000   40,452       0.0%
    Kotobuki Spirits Co., Ltd.                                    2,000   82,319       0.0%
    Krosaki Harima Corp.                                          1,100   47,205       0.0%
    KRS Corp.                                                       700   19,925       0.0%
    KU Holdings Co., Ltd.                                         3,800   35,730       0.0%
    Kubota Corp.                                                 20,100  378,191       0.1%
    Kumagai Gumi Co., Ltd.                                        7,300  232,057       0.1%
#   Kumiai Chemical Industry Co., Ltd.                           10,610   72,136       0.0%
#   Kura Corp.                                                    1,000   44,735       0.0%
    Kurabo Industries, Ltd.                                      31,000   89,925       0.0%
    Kuraray Co., Ltd.                                            31,000  610,531       0.1%
    Kureha Corp.                                                  2,300  135,288       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Kurimoto, Ltd.                                                1,300 $ 27,311       0.0%
    Kurita Water Industries, Ltd.                                11,700  371,782       0.1%
    Kuriyama Holdings Corp.                                       1,000   17,002       0.0%
    Kuroda Electric Co., Ltd.                                     4,900   87,475       0.0%
    Kusuri no Aoki Holdings Co., Ltd.                             1,600   88,798       0.0%
    KYB Corp.                                                     3,300  214,262       0.0%
    Kyocera Corp.                                                 4,400  294,305       0.1%
    Kyodo Printing Co., Ltd.                                      1,600   53,309       0.0%
#   Kyoei Steel, Ltd.                                             2,900   50,918       0.0%
    Kyokuto Boeki Kaisha, Ltd.                                   10,000   34,280       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                              5,500   98,493       0.0%
    Kyokuto Securities Co., Ltd.                                  2,200   32,640       0.0%
    Kyokuyo Co., Ltd.                                             1,700   54,881       0.0%
    KYORIN Holdings, Inc.                                         6,400  131,441       0.0%
    Kyoritsu Maintenance Co., Ltd.                                5,180  163,599       0.0%
    Kyoritsu Printing Co., Ltd.                                   3,900   12,229       0.0%
    Kyosan Electric Manufacturing Co., Ltd.                       6,000   34,315       0.0%
    Kyowa Electronics Instruments Co., Ltd.                       5,000   19,987       0.0%
    Kyowa Exeo Corp.                                              9,800  213,476       0.0%
    Kyowa Hakko Kirin Co., Ltd.                                  11,300  208,586       0.0%
    Kyowa Leather Cloth Co., Ltd.                                 1,700   14,564       0.0%
    Kyudenko Corp.                                                6,000  264,916       0.1%
    Kyushu Electric Power Co., Inc.                              10,000  114,061       0.0%
    Kyushu Financial Group, Inc.                                 38,250  243,123       0.1%
    LAC Co., Ltd.                                                 1,100   13,618       0.0%
#   Lacto Japan Co., Ltd.                                           600   21,785       0.0%
#*  Laox Co., Ltd.                                                4,600   19,264       0.0%
    Lasertec Corp.                                                5,800  127,610       0.0%
    Lawson, Inc.                                                  1,900  124,068       0.0%
#   LEC, Inc.                                                     1,600   42,205       0.0%
    Leopalace21 Corp.                                            43,100  321,838       0.1%
    Life Corp.                                                    2,700   71,818       0.0%
    LIFULL Co., Ltd.                                              6,400   49,180       0.0%
#   Linical Co., Ltd.                                             1,100   14,474       0.0%
#   Link And Motivation, Inc.                                     4,700   32,353       0.0%
    Lintec Corp.                                                  5,200  144,518       0.0%
    Lion Corp.                                                    6,000  115,455       0.0%
    LIXIL Group Corp.                                            13,100  360,787       0.1%
    Lonseal Corp.                                                   800   18,702       0.0%
#   Look, Inc.                                                   13,000   49,405       0.0%
#*  M&A Capital Partners Co., Ltd.                                  500   26,187       0.0%
    M3, Inc.                                                      6,600  196,855       0.0%
    Mabuchi Motor Co., Ltd.                                       3,400  178,415       0.0%
    Macnica Fuji Electronics Holdings, Inc.                       3,250   68,088       0.0%
    Maeda Corp.                                                  16,000  200,599       0.0%
    Maeda Kosen Co., Ltd.                                         3,300   57,288       0.0%
    Maeda Road Construction Co., Ltd.                             8,000  172,278       0.0%
    Maezawa Kasei Industries Co., Ltd.                            2,300   25,485       0.0%
    Maezawa Kyuso Industries Co., Ltd.                            1,400   22,974       0.0%
    Makino Milling Machine Co., Ltd.                             16,000  150,965       0.0%
    Mamezou Holdings Co., Ltd.                                    2,000   23,008       0.0%
    Mandom Corp.                                                  2,000   59,593       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Mani, Inc.                                                    1,200 $ 34,363       0.0%
    Marubeni Corp.                                               80,600  540,426       0.1%
    Marubun Corp.                                                 1,500   13,045       0.0%
    Marudai Food Co., Ltd.                                       15,000   70,170       0.0%
    Marufuji Sheet Piling Co., Ltd.                                 400   12,272       0.0%
    Maruha Nichiro Corp.                                          8,100  250,207       0.1%
#   Marui Group Co., Ltd.                                        17,800  272,422       0.1%
    Maruichi Steel Tube, Ltd.                                     4,500  137,481       0.0%
    Maruka Machinery Co., Ltd.                                      900   17,432       0.0%
#   Marusan Securities Co., Ltd.                                  3,500   32,005       0.0%
    Maruwa Co., Ltd.                                              1,000   57,868       0.0%
#   Maruwa Unyu Kikan Co., Ltd.                                   1,400   28,072       0.0%
    Maruyama Manufacturing Co., Inc.                                600   10,361       0.0%
*   Maruzen CHI Holdings Co., Ltd.                                3,900   12,011       0.0%
    Maruzen Showa Unyu Co., Ltd.                                 11,000   52,131       0.0%
#   Marvelous, Inc.                                               3,500   33,112       0.0%
    Matsuda Sangyo Co., Ltd.                                      2,300   32,991       0.0%
    Matsui Construction Co., Ltd.                                 3,000   26,821       0.0%
    Matsui Securities Co., Ltd.                                   3,700   31,115       0.0%
    Matsumotokiyoshi Holdings Co., Ltd.                           3,300  237,313       0.1%
    Matsuya Foods Co., Ltd.                                       1,500   57,535       0.0%
    Max Co., Ltd.                                                 3,000   42,426       0.0%
    Maxell Holdings, Ltd.                                         5,100  115,903       0.0%
    Maxvalu Nishinihon Co., Ltd.                                    900   13,439       0.0%
    Maxvalu Tokai Co., Ltd.                                       1,100   21,667       0.0%
    Mazda Motor Corp.                                            58,400  843,046       0.1%
    McDonald's Holdings Co. Japan, Ltd.                           1,500   64,399       0.0%
    MCJ Co., Ltd.                                                 6,900   72,609       0.0%
    Mebuki Financial Group, Inc.                                 53,850  224,657       0.0%
    MEC Co., Ltd.                                                 2,200   35,404       0.0%
#   Media Do Holdings Co., Ltd.                                   1,000   23,678       0.0%
*   Medical Data Vision Co., Ltd.                                 1,200   22,860       0.0%
    Medical System Network Co., Ltd.                              4,300   20,355       0.0%
    Medipal Holdings Corp.                                        6,100  113,285       0.0%
#   Megachips Corp.                                               2,600   85,670       0.0%
*   Meganesuper Co., Ltd.                                        23,900   16,185       0.0%
    Megmilk Snow Brand Co., Ltd.                                  8,400  235,134       0.1%
    Meidensha Corp.                                              33,000  130,570       0.0%
    Meiji Electric Industries Co., Ltd.                           1,500   23,459       0.0%
    MEIJI Holdings Co., Ltd.                                      1,600  130,800       0.0%
    Meiji Shipping Co., Ltd.                                      2,700   10,885       0.0%
#   Meiko Electronics Co., Ltd.                                   3,400   62,495       0.0%
    Meiko Network Japan Co., Ltd.                                 2,700   31,287       0.0%
    Meisei Industrial Co., Ltd.                                   8,000   55,997       0.0%
    Meitec Corp.                                                  3,000  146,542       0.0%
    Meito Sangyo Co., Ltd.                                        1,100   14,564       0.0%
    Meiwa Corp.                                                   3,500   16,078       0.0%
    Meiwa Estate Co., Ltd.                                        4,900   39,784       0.0%
    Melco Holdings, Inc.                                          2,100   65,921       0.0%
    Menicon Co., Ltd.                                             2,100   95,175       0.0%
    METAWATER Co., Ltd.                                           2,100   55,748       0.0%
#   Michinoku Bank, Ltd. (The)                                    2,899   49,068       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Micronics Japan Co., Ltd.                                        800 $    7,963       0.0%
    Mie Bank, Ltd. (The)                                           1,200     28,719       0.0%
    Mie Kotsu Group Holdings, Inc.                                 4,800     20,743       0.0%
    Mikuni Corp.                                                   2,800     14,651       0.0%
    Milbon Co., Ltd.                                               1,240     77,431       0.0%
    Mimasu Semiconductor Industry Co., Ltd.                        2,400     42,906       0.0%
#   Minato Bank, Ltd. (The)                                        2,600     49,277       0.0%
    Minebea Mitsumi, Inc.                                         35,490    650,642       0.1%
    Ministop Co., Ltd.                                             1,400     28,411       0.0%
    Miraca Holdings, Inc.                                          6,700    311,731       0.1%
    Miraial Co., Ltd.                                              1,700     23,486       0.0%
    Mirait Holdings Corp.                                          9,500    124,142       0.0%
    Miroku Jyoho Service Co., Ltd.                                 1,200     28,024       0.0%
    Misawa Homes Co., Ltd.                                         3,600     31,907       0.0%
    MISUMI Group, Inc.                                             7,600    208,221       0.0%
    Mitani Corp.                                                   2,000     79,316       0.0%
    Mitani Sekisan Co., Ltd.                                       1,000     24,216       0.0%
    Mito Securities Co., Ltd.                                      8,300     28,712       0.0%
    Mitsuba Corp.                                                  5,200     86,902       0.0%
    Mitsubishi Corp.                                              46,300  1,084,250       0.2%
    Mitsubishi Electric Corp.                                     55,000    941,242       0.1%
    Mitsubishi Estate Co., Ltd.                                   28,900    524,088       0.1%
    Mitsubishi Gas Chemical Co., Inc.                             15,500    379,171       0.1%
    Mitsubishi Heavy Industries, Ltd.                             17,400    680,808       0.1%
    Mitsubishi Kakoki Kaisha, Ltd.                                 1,100     23,839       0.0%
    Mitsubishi Logisnext Co., Ltd.                                 6,200     45,561       0.0%
#   Mitsubishi Logistics Corp.                                     7,000    181,304       0.0%
    Mitsubishi Materials Corp.                                    13,000    494,314       0.1%
*   Mitsubishi Paper Mills, Ltd.                                   6,500     43,870       0.0%
    Mitsubishi Pencil Co., Ltd.                                    2,000     47,430       0.0%
#   Mitsubishi Research Institute, Inc.                              900     26,669       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                       2,900     72,208       0.0%
    Mitsubishi UFJ Financial Group, Inc.                         372,900  2,529,434       0.3%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                      59,200    312,335       0.1%
    Mitsuboshi Belting, Ltd.                                       7,000     87,400       0.0%
    Mitsui Chemicals, Inc.                                        20,800    641,387       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                   12,800    167,469       0.0%
    Mitsui Fudosan Co., Ltd.                                      10,600    247,414       0.1%
    Mitsui High-Tec, Inc.                                          3,800     80,225       0.0%
    Mitsui Home Co., Ltd.                                          5,000     33,093       0.0%
    Mitsui Matsushima Co., Ltd.                                    1,100     13,864       0.0%
    Mitsui Mining & Smelting Co., Ltd.                            10,700    556,776       0.1%
    Mitsui OSK Lines, Ltd.                                        11,200    342,959       0.1%
    Mitsui Sugar Co., Ltd.                                         1,800     61,576       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                                16,000     49,788       0.0%
    Mitsuuroko Group Holdings Co., Ltd.                            5,100     37,293       0.0%
    Mixi, Inc.                                                     2,200    107,254       0.0%
    Miyaji Engineering Group, Inc.                                 1,500     41,149       0.0%
    Miyazaki Bank, Ltd. (The)                                      2,800    100,819       0.0%
    Miyoshi Oil & Fat Co., Ltd.                                      700      9,237       0.0%
    Mizuho Financial Group, Inc.                                 740,799  1,345,943       0.2%
    Mizuno Corp.                                                   2,600     73,951       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
#   Mobile Factory, Inc.                                          1,400 $ 16,894       0.0%
    Modec, Inc.                                                   2,100   48,408       0.0%
#   Monex Group, Inc.                                            26,800   85,469       0.0%
    Money Partners Group Co., Ltd.                                1,900    7,870       0.0%
    Monogatari Corp. (The)                                          600   44,209       0.0%
#   MonotaRO Co., Ltd.                                            3,400   93,628       0.0%
    MORESCO Corp.                                                 1,700   31,267       0.0%
    Morinaga & Co., Ltd.                                          3,000  170,429       0.0%
    Morinaga Milk Industry Co., Ltd.                              7,200  276,413       0.1%
    Morita Holdings Corp.                                         2,900   49,905       0.0%
    Morito Co., Ltd.                                              3,500   33,366       0.0%
    Morozoff, Ltd.                                                  100    6,561       0.0%
#*  Morpho, Inc.                                                    500   20,932       0.0%
    Mory Industries, Inc.                                           700   21,721       0.0%
    MrMax Holdings, Ltd.                                          3,800   25,008       0.0%
    MS&AD Insurance Group Holdings, Inc.                         17,300  587,721       0.1%
#   MTI, Ltd.                                                     5,800   34,883       0.0%
    Mugen Estate Co., Ltd.                                        1,500   15,548       0.0%
    Murakami Corp.                                                1,000   29,342       0.0%
    Murata Manufacturing Co., Ltd.                                3,300  518,634       0.1%
    Musashi Seimitsu Industry Co., Ltd.                           3,900  124,313       0.0%
    Musashino Bank, Ltd. (The)                                    4,400  142,980       0.0%
    Mutoh Holdings Co., Ltd.                                        200    4,570       0.0%
#*  Mynet, Inc.                                                     900   13,966       0.0%
    Nabtesco Corp.                                               11,200  444,939       0.1%
#   NAC Co., Ltd.                                                 1,500   12,784       0.0%
    Nachi-Fujikoshi Corp.                                        26,000  160,265       0.0%
    Nafco Co., Ltd.                                               1,700   26,332       0.0%
#   Nagano Bank, Ltd. (The)                                       1,000   17,491       0.0%
    Nagano Keiki Co., Ltd.                                        2,200   24,931       0.0%
    Nagase & Co., Ltd.                                           11,600  197,036       0.0%
    Nagatanien Holdings Co., Ltd.                                 3,000   35,742       0.0%
    Nagawa Co., Ltd.                                                900   36,169       0.0%
    Nagoya Railroad Co., Ltd.                                     6,000  134,795       0.0%
    Nakabayashi Co., Ltd.                                         2,500   16,119       0.0%
    Nakamuraya Co., Ltd.                                            200    9,024       0.0%
    Nakanishi, Inc.                                               1,300   58,916       0.0%
#   Nakano Corp.                                                  2,100   11,918       0.0%
    Nakayama Steel Works, Ltd.                                    3,000   20,746       0.0%
#   Namura Shipbuilding Co., Ltd.                                 7,600   47,163       0.0%
    Nankai Electric Railway Co., Ltd.                             6,400  165,458       0.0%
    Nanto Bank, Ltd. (The)                                        5,100  143,880       0.0%
    Natori Co., Ltd.                                                800   14,475       0.0%
    NDS Co., Ltd.                                                   900   30,396       0.0%
    NEC Capital Solutions, Ltd.                                   1,200   23,714       0.0%
    NEC Corp.                                                    25,500  699,711       0.1%
    NEC Networks & System Integration Corp.                       2,700   67,285       0.0%
    NET One Systems Co., Ltd.                                     5,800   71,949       0.0%
    Neturen Co., Ltd.                                             4,200   42,799       0.0%
#*  New Japan Radio Co., Ltd.                                     2,000   17,821       0.0%
*   Nexon Co., Ltd.                                               3,700   99,527       0.0%
    Nexyz Group Corp.                                             1,100   22,351       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    NGK Insulators, Ltd.                                         18,700 $370,286       0.1%
    NGK Spark Plug Co., Ltd.                                     13,700  312,649       0.1%
    NH Foods, Ltd.                                                9,000  258,885       0.1%
    NHK Spring Co., Ltd.                                         39,000  446,321       0.1%
    Nice Holdings, Inc.                                           1,400   19,847       0.0%
    Nichia Steel Works, Ltd.                                      6,500   19,500       0.0%
    Nichias Corp.                                                20,000  260,419       0.1%
    Nichiban Co., Ltd.                                            1,500   33,530       0.0%
    Nichicon Corp.                                                4,900   61,824       0.0%
    Nichiden Corp.                                                2,000   42,904       0.0%
    Nichiha Corp.                                                 4,800  193,053       0.0%
    NichiiGakkan Co., Ltd.                                        6,800   70,102       0.0%
    Nichirei Corp.                                               14,900  383,560       0.1%
    Nichireki Co., Ltd.                                           4,300   54,360       0.0%
    Nichirin Co., Ltd.                                            1,700   62,036       0.0%
    Nidec Corp.                                                   3,000  398,949       0.1%
    Nidec Corp. Sponsored ADR                                       776   25,818       0.0%
    Nifco, Inc.                                                   4,400  287,237       0.1%
    Nihon Chouzai Co., Ltd.                                       1,200   39,280       0.0%
    Nihon Dempa Kogyo Co., Ltd.                                   3,900   30,454       0.0%
#   Nihon Eslead Corp.                                            1,200   21,866       0.0%
    Nihon House Holdings Co., Ltd.                                9,000   49,479       0.0%
#   Nihon Kagaku Sangyo Co., Ltd.                                 1,800   31,175       0.0%
    Nihon Kohden Corp.                                            4,000   89,045       0.0%
    Nihon M&A Center, Inc.                                        3,000  143,624       0.0%
#   Nihon Nohyaku Co., Ltd.                                       9,800   56,747       0.0%
    Nihon Parkerizing Co., Ltd.                                  10,900  178,686       0.0%
    Nihon Plast Co., Ltd.                                         2,600   28,037       0.0%
    Nihon Tokushu Toryo Co., Ltd.                                 1,400   25,414       0.0%
#   Nihon Trim Co., Ltd.                                            700   27,341       0.0%
    Nihon Unisys, Ltd.                                           12,300  203,741       0.0%
    Nihon Yamamura Glass Co., Ltd.                               16,000   28,130       0.0%
    Nikkiso Co., Ltd.                                             8,400   78,909       0.0%
    Nikko Co., Ltd.                                               1,000   20,311       0.0%
    Nikkon Holdings Co., Ltd.                                     9,000  230,500       0.1%
    Nikon Corp.                                                  13,600  258,277       0.1%
    Nintendo Co., Ltd.                                              200   77,592       0.0%
    Nippi, Inc.                                                     400   15,142       0.0%
    Nippo Corp.                                                   7,000  146,164       0.0%
    Nippon Beet Sugar Manufacturing Co., Ltd.                     2,000   42,723       0.0%
    Nippon Carbide Industries Co., Inc.                             900   19,299       0.0%
#   Nippon Carbon Co., Ltd.                                       1,100   48,171       0.0%
    Nippon Chemi-Con Corp.                                        2,600   90,346       0.0%
    Nippon Chemical Industrial Co., Ltd.                          1,799   41,293       0.0%
    Nippon Chemiphar Co., Ltd.                                      500   23,078       0.0%
    Nippon Coke & Engineering Co., Ltd.                          19,000   21,009       0.0%
    Nippon Commercial Development Co., Ltd.                       1,700   25,076       0.0%
    Nippon Concrete Industries Co., Ltd.                          5,000   21,150       0.0%
    Nippon Denko Co., Ltd.                                       14,800   62,542       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                               4,500   97,665       0.0%
    Nippon Electric Glass Co., Ltd.                               8,000  326,629       0.1%
    Nippon Express Co., Ltd.                                      7,000  444,167       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
JAPAN -- (Continued)
    Nippon Filcon Co., Ltd.                                        1,500 $ 10,962       0.0%
    Nippon Fine Chemical Co., Ltd.                                 1,500   14,035       0.0%
    Nippon Flour Mills Co., Ltd.                                   8,400  128,875       0.0%
#   Nippon Gas Co., Ltd.                                           6,400  203,610       0.0%
    Nippon Hume Corp.                                              4,000   27,668       0.0%
    Nippon Kanzai Co., Ltd.                                          700   12,613       0.0%
    Nippon Kinzoku Co., Ltd.                                         900   24,962       0.0%
    Nippon Koei Co., Ltd.                                          1,400   51,421       0.0%
    Nippon Koshuha Steel Co., Ltd.                                 2,000   16,955       0.0%
    Nippon Light Metal Holdings Co., Ltd.                        110,500  325,242       0.1%
#   Nippon Paint Holdings Co., Ltd.                                5,400  190,505       0.0%
    Nippon Paper Industries Co., Ltd.                             15,000  298,415       0.1%
    Nippon Parking Development Co., Ltd.                          20,100   29,479       0.0%
    Nippon Pillar Packing Co., Ltd.                                2,900   44,434       0.0%
    Nippon Piston Ring Co., Ltd.                                   1,500   32,210       0.0%
    Nippon Road Co., Ltd. (The)                                    1,100   63,379       0.0%
    Nippon Seiki Co., Ltd.                                         8,000  185,384       0.0%
    Nippon Seisen Co., Ltd.                                        1,000   48,375       0.0%
#*  Nippon Sharyo, Ltd.                                            5,000   14,129       0.0%
*   Nippon Sheet Glass Co., Ltd.                                  15,700  125,876       0.0%
    Nippon Shinyaku Co., Ltd.                                      1,600  113,389       0.0%
    Nippon Shokubai Co., Ltd.                                      2,600  196,120       0.0%
    Nippon Signal Co., Ltd.                                        4,000   44,147       0.0%
    Nippon Soda Co., Ltd.                                         19,000  118,870       0.0%
    Nippon Steel & Sumikin Bussan Corp.                            2,600  143,549       0.0%
    Nippon Steel & Sumitomo Metal Corp.                           28,740  689,055       0.1%
    Nippon Suisan Kaisha, Ltd.                                    60,100  367,725       0.1%
    Nippon Systemware Co., Ltd.                                    1,400   27,676       0.0%
    Nippon Telegraph & Telephone Corp.                             7,100  343,267       0.1%
    Nippon Thompson Co., Ltd.                                     10,800   62,913       0.0%
    Nippon Valqua Industries, Ltd.                                 1,600   37,119       0.0%
    Nippon View Hotel Co., Ltd.                                    1,000   12,394       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                                   8,600   19,005       0.0%
*   Nippon Yusen K.K.                                             17,500  370,117       0.1%
    Nishi-Nippon Financial Holdings, Inc.                         19,300  225,202       0.0%
    Nishi-Nippon Railroad Co., Ltd.                                6,400  171,088       0.0%
    Nishikawa Rubber Co., Ltd.                                       400    8,226       0.0%
    Nishimatsu Construction Co., Ltd.                              8,400  253,598       0.1%
    Nishimatsuya Chain Co., Ltd.                                   6,000   66,035       0.0%
    Nishio Rent All Co., Ltd.                                      3,000  104,755       0.0%
    Nissan Shatai Co., Ltd.                                        5,500   58,853       0.0%
    Nissan Tokyo Sales Holdings Co., Ltd.                          4,900   17,662       0.0%
    Nissei ASB Machine Co., Ltd.                                   1,500   66,656       0.0%
    Nissei Build Kogyo Co., Ltd.                                   6,000   68,475       0.0%
    Nissei Plastic Industrial Co., Ltd.                            2,700   36,010       0.0%
#   Nissha Co., Ltd.                                               2,900   93,284       0.0%
    Nisshin Fudosan Co.                                            6,400   45,040       0.0%
    Nisshin Oillio Group, Ltd. (The)                               4,600  151,002       0.0%
    Nisshin Seifun Group, Inc.                                     6,740  118,452       0.0%
    Nisshin Steel Co., Ltd.                                        8,100  117,719       0.0%
    Nisshinbo Holdings, Inc.                                      12,212  146,637       0.0%
    Nissin Corp.                                                   2,000   61,673       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Nissin Electric Co., Ltd.                                      9,100 $  111,391       0.0%
    Nissin Foods Holdings Co., Ltd.                                  800     50,374       0.0%
    Nissin Kogyo Co., Ltd.                                         6,700    124,148       0.0%
    Nissin Sugar Co., Ltd.                                         2,000     36,352       0.0%
    Nissui Pharmaceutical Co., Ltd.                                1,400     18,233       0.0%
    Nitori Holdings Co., Ltd.                                      1,300    188,931       0.0%
    Nitta Corp.                                                    1,700     70,120       0.0%
    Nitta Gelatin, Inc.                                            3,200     22,846       0.0%
    Nittan Valve Co., Ltd.                                         4,000     16,672       0.0%
    Nittetsu Mining Co., Ltd.                                      1,100     81,573       0.0%
    Nitto Boseki Co., Ltd.                                         2,800     94,105       0.0%
    Nitto Denko Corp.                                              1,900    176,677       0.0%
#   Nitto FC Co., Ltd.                                             3,400     25,591       0.0%
    Nitto Kogyo Corp.                                              3,700     63,418       0.0%
    Nitto Kohki Co., Ltd.                                          1,300     32,211       0.0%
    Nitto Seiko Co., Ltd.                                          3,000     17,385       0.0%
    Nittoc Construction Co., Ltd.                                  6,700     36,484       0.0%
    Nittoku Engineering Co., Ltd.                                  2,700    103,850       0.0%
    Noda Corp.                                                     2,000     23,336       0.0%
#   Noevir Holdings Co., Ltd.                                        500     30,156       0.0%
    NOF Corp.                                                      9,000    260,103       0.1%
    Nohmi Bosai, Ltd.                                              2,600     43,871       0.0%
    Nojima Corp.                                                   4,600    107,268       0.0%
    NOK Corp.                                                     11,800    289,842       0.1%
    Nomura Co., Ltd.                                               3,200     66,781       0.0%
    Nomura Holdings, Inc.                                        114,700    656,402       0.1%
    Nomura Real Estate Holdings, Inc.                             14,300    314,751       0.1%
    Nomura Research Institute, Ltd.                                3,663    155,293       0.0%
    Noritake Co., Ltd.                                             1,900     91,574       0.0%
#   Noritsu Koki Co., Ltd.                                         4,500     69,667       0.0%
    Noritz Corp.                                                   4,700     86,357       0.0%
    North Pacific Bank, Ltd.                                      54,300    182,765       0.0%
    Nozawa Corp.                                                   2,000     25,512       0.0%
    NS Solutions Corp.                                             5,400    131,271       0.0%
    NS United Kaiun Kaisha, Ltd.                                   2,200     50,915       0.0%
    NSD Co., Ltd.                                                  1,900     38,034       0.0%
    NSK, Ltd.                                                     31,300    450,672       0.1%
    NTN Corp.                                                     86,800    421,613       0.1%
    NTT Data Corp.                                                15,500    180,525       0.0%
    NTT DOCOMO, Inc.                                              45,200  1,094,687       0.2%
    NTT Urban Development Corp.                                    5,400     55,894       0.0%
    Nuflare Technology, Inc.                                       1,000     51,787       0.0%
    OAK Capital Corp.                                              8,500     21,962       0.0%
    Obara Group, Inc.                                              1,100     63,632       0.0%
    Obayashi Corp.                                                56,500    739,771       0.1%
    Obic Co., Ltd.                                                 1,300     86,048       0.0%
    Odakyu Electric Railway Co., Ltd.                              6,899    134,960       0.0%
    Odelic Co., Ltd.                                                 700     31,090       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                                6,300    179,851       0.0%
#   Ohara, Inc.                                                    2,500     48,995       0.0%
    Ohashi Technica, Inc.                                          1,900     28,169       0.0%
#   Ohba Co., Ltd.                                                 3,200     14,720       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Ohsho Food Service Corp.                                      2,500 $  104,525       0.0%
    Oiles Corp.                                                   2,440     48,032       0.0%
#   Oita Bank, Ltd. (The)                                         1,700     68,822       0.0%
    Oji Holdings Corp.                                           86,000    504,046       0.1%
    Okabe Co., Ltd.                                               5,300     50,823       0.0%
#   Okamoto Machine Tool Works, Ltd.                              1,100     29,543       0.0%
    Okamura Corp.                                                 5,200     58,336       0.0%
    Okasan Securities Group, Inc.                                24,000    148,047       0.0%
    Oki Electric Industry Co., Ltd.                              13,800    192,781       0.0%
#   Okinawa Cellular Telephone Co.                                1,500     52,013       0.0%
    Okinawa Electric Power Co., Inc. (The)                        3,175     72,541       0.0%
    OKK Corp.                                                     1,800     20,000       0.0%
    OKUMA Corp.                                                   3,000    184,403       0.0%
    Okumura Corp.                                                 3,200    122,496       0.0%
    Okura Industrial Co., Ltd.                                    8,000     54,228       0.0%
    Okuwa Co., Ltd.                                               5,000     50,649       0.0%
    Olympus Corp.                                                 4,600    171,187       0.0%
    Omron Corp.                                                   4,900    274,574       0.1%
    Ono Pharmaceutical Co., Ltd.                                  3,200     73,341       0.0%
    Onoken Co., Ltd.                                              3,300     56,126       0.0%
    Onward Holdings Co., Ltd.                                    21,000    177,052       0.0%
    Open House Co., Ltd.                                          4,100    158,043       0.0%
    OPT Holding, Inc.                                             2,100     22,823       0.0%
    Optex Group Co., Ltd.                                         1,500     62,123       0.0%
#*  Optim Corp.                                                     600     14,055       0.0%
    Oracle Corp.                                                  1,300    110,000       0.0%
    Organo Corp.                                                  1,000     26,461       0.0%
#   Orient Corp.                                                 43,100     69,845       0.0%
    Oriental Land Co., Ltd.                                       2,900    231,951       0.1%
    Origin Electric Co., Ltd.                                     1,400     25,226       0.0%
    ORIX Corp.                                                   79,200  1,361,733       0.2%
    Osaka Gas Co., Ltd.                                           8,800    170,448       0.0%
#   Osaka Organic Chemical Industry, Ltd.                         3,500     41,915       0.0%
#   Osaka Soda Co., Ltd.                                          1,800     47,256       0.0%
    Osaka Steel Co., Ltd.                                         2,600     57,528       0.0%
#   OSAKA Titanium Technologies Co., Ltd.                         1,200     18,442       0.0%
    Osaki Electric Co., Ltd.                                      8,000     58,661       0.0%
#   OSG Corp.                                                    14,700    318,178       0.1%
    OSJB Holdings Corp.                                          15,200     47,121       0.0%
    Otsuka Corp.                                                  1,400     95,436       0.0%
    Otsuka Holdings Co., Ltd.                                     5,200    217,228       0.0%
    Otsuka Kagu, Ltd.                                             1,700     13,420       0.0%
    OUG Holdings, Inc.                                              500     12,016       0.0%
    Outsourcing, Inc.                                             8,500    117,181       0.0%
    Oyo Corp.                                                     3,100     47,323       0.0%
    Pacific Industrial Co., Ltd.                                  7,800    101,422       0.0%
#*  Pacific Metals Co., Ltd.                                      2,400     71,764       0.0%
    Pack Corp. (The)                                              1,000     34,748       0.0%
    PAL GROUP Holdings Co., Ltd.                                  2,400     68,225       0.0%
    PALTAC Corp.                                                  4,300    170,779       0.0%
    PAPYLESS Co., Ltd.                                              700     15,802       0.0%
    Paraca, Inc.                                                    800     16,875       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Paramount Bed Holdings Co., Ltd.                              1,900 $ 83,788       0.0%
    Parco Co., Ltd.                                               3,700   49,392       0.0%
    Paris Miki Holdings, Inc.                                     3,400   14,180       0.0%
#   Park24 Co., Ltd.                                              7,000  161,807       0.0%
    Parker Corp.                                                  3,000   19,038       0.0%
#   Pasco Corp.                                                   4,000   12,147       0.0%
#   Pasona Group, Inc.                                            4,200   59,137       0.0%
#   PC Depot Corp.                                                7,800   59,533       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.                3,800   25,433       0.0%
    Penta-Ocean Construction Co., Ltd.                           57,200  378,411       0.1%
#   Pepper Food Service Co., Ltd.                                 1,600   94,379       0.0%
*   PeptiDream, Inc.                                              1,200   38,080       0.0%
    Persol Holdings Co., Ltd.                                     4,300  106,621       0.0%
    PIA Corp.                                                       400   20,280       0.0%
    Pigeon Corp.                                                  6,800  241,318       0.1%
    Pilot Corp.                                                   4,600  232,575       0.1%
    Piolax, Inc.                                                  3,300   91,295       0.0%
#*  Pioneer Corp.                                                50,400   97,595       0.0%
    Plenus Co., Ltd.                                              1,900   38,705       0.0%
    Pocket Card Co., Ltd.                                         5,900   55,741       0.0%
    Pola Orbis Holdings, Inc.                                     2,400   76,499       0.0%
    Poletowin Pitcrew Holdings, Inc.                              1,300   20,825       0.0%
    Press Kogyo Co., Ltd.                                        13,900   78,184       0.0%
    Pressance Corp.                                               5,600   75,424       0.0%
    Prestige International, Inc.                                  3,600   38,835       0.0%
    Prima Meat Packers, Ltd.                                     30,000  196,036       0.0%
    Pronexus, Inc.                                                1,800   21,844       0.0%
    Proto Corp.                                                     800   11,514       0.0%
    PS Mitsubishi Construction Co., Ltd.                          3,500   22,382       0.0%
    Punch Industry Co., Ltd.                                      1,300   23,612       0.0%
    Qol Co., Ltd.                                                 4,000   73,568       0.0%
    Quick Co., Ltd.                                               1,500   25,964       0.0%
    Raito Kogyo Co., Ltd.                                         8,000   81,739       0.0%
    Rakuten, Inc.                                                14,100  150,881       0.0%
    Rasa Corp.                                                    1,700   17,414       0.0%
#   Rasa Industries, Ltd.                                         1,100   22,162       0.0%
    Raysum Co., Ltd.                                              1,200   10,652       0.0%
    Recruit Holdings Co., Ltd.                                   14,400  353,054       0.1%
    Relia, Inc.                                                   2,000   23,528       0.0%
    Relo Group, Inc.                                              7,100  175,778       0.0%
    Renaissance, Inc.                                             2,600   38,685       0.0%
    Renesas Easton Co., Ltd.                                      4,100   26,801       0.0%
    Rengo Co., Ltd.                                              29,600  193,850       0.0%
#*  Renown, Inc.                                                 17,300   30,370       0.0%
    Resona Holdings, Inc.                                        67,400  364,319       0.1%
#   Resorttrust, Inc.                                             5,300  104,355       0.0%
    Retail Partners Co., Ltd.                                     2,500   29,041       0.0%
    Rheon Automatic Machinery Co., Ltd.                           2,500   37,785       0.0%
    Rhythm Watch Co., Ltd.                                        1,300   27,203       0.0%
    Riberesute Corp.                                              1,300   11,601       0.0%
    Ricoh Co., Ltd.                                              39,300  364,697       0.1%
    Ricoh Leasing Co., Ltd.                                       2,400   86,245       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
#   Ride On Express Holdings Co., Ltd.                            1,500 $ 13,791       0.0%
#   Right On Co., Ltd.                                            1,500   12,451       0.0%
    Riken Corp.                                                   1,400   72,827       0.0%
    Riken Keiki Co., Ltd.                                         2,300   49,714       0.0%
#   Riken Technos Corp.                                           5,000   30,797       0.0%
    Riken Vitamin Co., Ltd.                                         500   19,202       0.0%
#   Ringer Hut Co., Ltd.                                          1,500   32,529       0.0%
    Rinnai Corp.                                                    800   68,546       0.0%
    Rion Co., Ltd.                                                1,000   19,613       0.0%
    Riso Kagaku Corp.                                               800   15,333       0.0%
#   Riso Kyoiku Co., Ltd.                                         2,800   22,270       0.0%
    Rock Field Co., Ltd.                                          1,700   29,912       0.0%
    Rohm Co., Ltd.                                                3,500  325,805       0.1%
    Rohto Pharmaceutical Co., Ltd.                                7,200  166,195       0.0%
    Rokko Butter Co., Ltd.                                        2,500   56,176       0.0%
    Roland DG Corp.                                               2,700   74,703       0.0%
#   Rorze Corp.                                                   1,000   26,479       0.0%
    Round One Corp.                                              13,000  167,995       0.0%
    Royal Holdings Co., Ltd.                                      4,800  124,101       0.0%
#   RS Technologies Co., Ltd.                                       600   22,228       0.0%
#*  RVH, Inc.                                                     3,800   18,201       0.0%
    Ryobi, Ltd.                                                   4,400  113,316       0.0%
    Ryoden Corp.                                                  2,500   38,793       0.0%
    Ryohin Keikaku Co., Ltd.                                        600  176,998       0.0%
    Ryosan Co., Ltd.                                              2,700  109,589       0.0%
    Ryoyo Electro Corp.                                           3,700   69,473       0.0%
    S Foods, Inc.                                                 2,100   79,864       0.0%
    Sac's Bar Holdings, Inc.                                      2,700   32,905       0.0%
    Saibu Gas Co., Ltd.                                           2,900   72,547       0.0%
    Sakai Chemical Industry Co., Ltd.                             2,000   50,016       0.0%
    Sakai Moving Service Co., Ltd.                                1,000   58,107       0.0%
    Sakai Ovex Co., Ltd.                                          1,500   30,797       0.0%
    Sakata INX Corp.                                              4,800   92,569       0.0%
#   Sala Corp.                                                    7,300   48,860       0.0%
#   SAMTY Co., Ltd.                                               2,400   34,177       0.0%
    San Holdings, Inc.                                              800   20,634       0.0%
    San-A Co., Ltd.                                               1,900   87,435       0.0%
    San-Ai Oil Co., Ltd.                                          8,300   99,131       0.0%
    San-In Godo Bank, Ltd. (The)                                 25,400  233,594       0.1%
*   Sanden Holdings Corp.                                         4,600   93,521       0.0%
    Sanei Architecture Planning Co., Ltd.                         1,600   35,607       0.0%
    Sangetsu Corp.                                                5,400   99,382       0.0%
    Sanken Electric Co., Ltd.                                    20,000  125,762       0.0%
    Sanki Engineering Co., Ltd.                                   6,200   71,354       0.0%
    Sanko Gosei, Ltd.                                             4,500   22,409       0.0%
#   Sanko Metal Industrial Co., Ltd.                                800   28,934       0.0%
    Sankyo Seiko Co., Ltd.                                        3,700   15,308       0.0%
    Sankyo Tateyama, Inc.                                         4,200   61,358       0.0%
    Sankyu, Inc.                                                  9,200  380,357       0.1%
    Sanoh Industrial Co., Ltd.                                    3,500   30,944       0.0%
    Sanoyas Holdings Corp.                                        8,600   24,207       0.0%
#   Sanrio Co., Ltd.                                              4,200   69,557       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Sansei Technologies, Inc.                                     1,400 $   11,886       0.0%
    Sanshin Electronics Co., Ltd.                                 3,200     48,602       0.0%
    Santen Pharmaceutical Co., Ltd.                               8,600    136,656       0.0%
    Sanwa Holdings Corp.                                         23,100    289,681       0.1%
    Sanyo Chemical Industries, Ltd.                               1,800     94,536       0.0%
    Sanyo Denki Co., Ltd.                                         1,000     66,414       0.0%
#   Sanyo Electric Railway Co., Ltd.                              1,800     45,678       0.0%
    Sanyo Engineering & Construction, Inc.                        2,300     18,122       0.0%
    Sanyo Housing Nagoya Co., Ltd.                                1,200     13,063       0.0%
    Sanyo Shokai, Ltd.                                            1,299     23,940       0.0%
    Sanyo Special Steel Co., Ltd.                                 3,400     87,267       0.0%
    Sanyo Trading Co., Ltd.                                       1,400     36,273       0.0%
    Sata Construction Co., Ltd.                                   3,000     12,596       0.0%
    Sato Holdings Corp.                                           4,300    104,627       0.0%
    Sato Shoji Corp.                                              2,000     21,778       0.0%
    Satori Electric Co., Ltd.                                     3,200     29,841       0.0%
    Sawada Holdings Co., Ltd.                                     2,100     18,738       0.0%
    Sawai Pharmaceutical Co., Ltd.                                5,000    283,601       0.1%
#   Saxa Holdings, Inc.                                           1,300     24,646       0.0%
    SBI Holdings, Inc.                                           24,800    391,386       0.1%
    SBS Holdings, Inc.                                            3,100     24,494       0.0%
#   Scala, Inc.                                                   3,000     21,054       0.0%
    SCREEN Holdings Co., Ltd.                                     3,800    297,839       0.1%
    Scroll Corp.                                                  4,300     18,144       0.0%
    SCSK Corp.                                                    1,200     51,749       0.0%
    Secom Co., Ltd.                                               4,200    319,797       0.1%
    Seed Co., Ltd.                                                1,200     38,351       0.0%
#   Seibu Electric Industry Co., Ltd.                             1,100     24,594       0.0%
    Seibu Holdings, Inc.                                          8,000    143,022       0.0%
    Seika Corp.                                                   1,600     42,428       0.0%
    Seikitokyu Kogyo Co., Ltd.                                    3,600     20,417       0.0%
    Seiko Epson Corp.                                            15,500    369,881       0.1%
#   Seiko Holdings Corp.                                          5,399    134,789       0.0%
    Seiko PMC Corp.                                               1,300     14,209       0.0%
    Seino Holdings Co., Ltd.                                     13,700    199,875       0.0%
    Seiren Co., Ltd.                                              6,800    118,684       0.0%
    Sekisui Chemical Co., Ltd.                                   24,000    484,423       0.1%
    Sekisui House, Ltd.                                          17,500    327,223       0.1%
    Sekisui Jushi Corp.                                           4,300     96,039       0.0%
    Sekisui Plastics Co., Ltd.                                    5,000     65,716       0.0%
    Senko Group Holdings Co., Ltd.                               20,500    148,679       0.0%
    Senshu Electric Co., Ltd.                                     1,100     24,341       0.0%
    Senshu Ikeda Holdings, Inc.                                  43,500    167,953       0.0%
    Senshukai Co., Ltd.                                           3,800     23,520       0.0%
#   Septeni Holdings Co., Ltd.                                   16,100     45,354       0.0%
    Seria Co., Ltd.                                               3,200    182,092       0.0%
    Seven & I Holdings Co., Ltd.                                 29,900  1,205,103       0.2%
#   Seven Bank, Ltd.                                             54,300    200,817       0.0%
    SFP Holdings Co., Ltd.                                        1,800     29,283       0.0%
    Shibaura Electronics Co., Ltd.                                  900     36,755       0.0%
    Shibaura Mechatronics Corp.                                   5,000     21,653       0.0%
    Shibusawa Warehouse Co., Ltd. (The)                           1,400     25,991       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Shibuya Corp.                                                 2,700 $103,647       0.0%
    Shidax Corp.                                                  2,500    9,755       0.0%
#*  SHIFT, Inc.                                                   1,400   27,044       0.0%
    Shiga Bank, Ltd. (The)                                       38,000  218,145       0.0%
    Shikibo, Ltd.                                                 1,500   21,166       0.0%
    Shikoku Bank, Ltd. (The)                                      5,400   84,356       0.0%
    Shikoku Chemicals Corp.                                       5,000   83,214       0.0%
#   Shikoku Electric Power Co., Inc.                              9,800  128,234       0.0%
    Shimachu Co., Ltd.                                            5,800  163,347       0.0%
    Shimamura Co., Ltd.                                           1,100  122,549       0.0%
    Shimano, Inc.                                                   900  123,157       0.0%
#   Shimizu Bank, Ltd. (The)                                      1,100   36,961       0.0%
    Shimizu Corp.                                                49,400  581,458       0.1%
    Shin Nippon Air Technologies Co., Ltd.                        2,400   34,474       0.0%
#*  Shin Nippon Biomedical Laboratories, Ltd.                     2,300   11,244       0.0%
    Shin-Etsu Chemical Co., Ltd.                                  5,900  622,221       0.1%
    Shin-Etsu Polymer Co., Ltd.                                   5,600   59,897       0.0%
    Shinagawa Refractories Co., Ltd.                              1,200   40,594       0.0%
    Shindengen Electric Manufacturing Co., Ltd.                   1,300   88,741       0.0%
#*  Shinkawa, Ltd.                                                2,200   16,899       0.0%
    Shinko Electric Industries Co., Ltd.                          9,800   75,520       0.0%
    Shinko Plantech Co., Ltd.                                     6,800   58,713       0.0%
    Shinko Shoji Co., Ltd.                                        2,700   50,097       0.0%
    Shinmaywa Industries, Ltd.                                   12,000  118,066       0.0%
    Shinnihon Corp.                                               6,200   55,109       0.0%
#   Shinoken Group Co., Ltd.                                      3,600   88,444       0.0%
    Shinsei Bank, Ltd.                                           10,200  172,133       0.0%
    Shinsho Corp.                                                   900   25,914       0.0%
    Shinwa Co. Ltd.                                               1,600   36,355       0.0%
    Ship Healthcare Holdings, Inc.                                7,500  234,539       0.1%
    Shiseido Co., Ltd.                                            9,800  404,226       0.1%
    Shizuki Electric Co., Inc.                                    3,200   20,432       0.0%
    Shizuoka Bank, Ltd. (The)                                    30,000  291,948       0.1%
    Shizuoka Gas Co., Ltd.                                       11,000   85,948       0.0%
    Shobunsha Publications, Inc.                                  3,000   19,958       0.0%
    Shoei Co., Ltd.                                               1,400   47,003       0.0%
#   Shoei Foods Corp.                                             1,600   64,423       0.0%
    Shofu, Inc.                                                   1,000   12,049       0.0%
*   Shoko Co., Ltd.                                              14,000   14,439       0.0%
    Showa Corp.                                                   5,900   77,336       0.0%
    Showa Denko K.K.                                             21,700  727,100       0.1%
    Showa Sangyo Co., Ltd.                                        3,400   88,669       0.0%
    Showa Shell Sekiyu K.K.                                      20,500  241,843       0.1%
    Sigma Koki Co., Ltd.                                            700   11,177       0.0%
#   Siix Corp.                                                    2,600  110,691       0.0%
    Sinanen Holdings Co., Ltd.                                    1,700   38,012       0.0%
    Sinfonia Technology Co., Ltd.                                16,000   65,115       0.0%
#   Sinko Industries, Ltd.                                        1,800   29,307       0.0%
    Sintokogio, Ltd.                                              7,300   84,957       0.0%
    SK-Electronics Co., Ltd.                                      1,100   11,886       0.0%
    SKY Perfect JSAT Holdings, Inc.                              25,200  116,846       0.0%
#   Skylark Co., Ltd.                                             9,800  146,580       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    SMC Corp.                                                       700 $  267,792       0.1%
    SMK Corp.                                                     6,000     28,356       0.0%
    SMS Co., Ltd.                                                 4,100    123,510       0.0%
    SNT Corp.                                                     4,100     27,568       0.0%
    Soda Nikka Co., Ltd.                                          4,200     21,730       0.0%
#   Sodick Co., Ltd.                                              3,700     51,201       0.0%
    SoftBank Group Corp.                                         14,200  1,258,434       0.2%
    Softbank Technology Corp.                                     1,200     22,418       0.0%
#   Softbrain Co., Ltd.                                           2,500      9,165       0.0%
    Software Service, Inc.                                          100      4,607       0.0%
    Sogo Medical Co., Ltd.                                        2,100    116,524       0.0%
    Sohgo Security Services Co., Ltd.                             2,800    134,898       0.0%
    Soken Chemical & Engineering Co., Ltd.                        1,100     23,938       0.0%
    Soliton Systems K.K.                                          2,100     22,920       0.0%
    Sompo Holdings, Inc.                                         12,800    514,499       0.1%
    Sotetsu Holdings, Inc.                                        4,000    103,199       0.0%
    Sotoh Co., Ltd.                                               1,100     11,174       0.0%
#   Sourcenext Corp.                                              3,800     23,930       0.0%
    Space Co., Ltd.                                                 900     13,843       0.0%
#   Sparx Group Co., Ltd.                                        13,200     32,547       0.0%
    Square Enix Holdings Co., Ltd.                                3,800    153,237       0.0%
    SRA Holdings                                                  2,100     59,852       0.0%
    Srg Takamiya Co., Ltd.                                        1,100      6,689       0.0%
    ST Corp.                                                        600     14,860       0.0%
    St Marc Holdings Co., Ltd.                                    2,700     81,587       0.0%
    Stanley Electric Co., Ltd.                                    9,700    358,070       0.1%
    Star Mica Co., Ltd.                                           2,200     31,341       0.0%
    Start Today Co., Ltd.                                         6,900    188,988       0.0%
    Starts Corp., Inc.                                            5,900    160,014       0.0%
    Starzen Co., Ltd.                                             1,100     53,809       0.0%
    Stella Chemifa Corp.                                          1,500     57,833       0.0%
    Studio Alice Co., Ltd.                                        2,100     48,584       0.0%
    Subaru Enterprise Co., Ltd.                                     400     27,667       0.0%
    Sugi Holdings Co., Ltd.                                       2,300    116,729       0.0%
    Sugimoto & Co., Ltd.                                          1,000     15,468       0.0%
    Sumco Corp.                                                  13,900    306,169       0.1%
#   Sumida Corp.                                                  4,200     73,301       0.0%
    Suminoe Textile Co., Ltd.                                     8,000     22,523       0.0%
    Sumitomo Corp.                                               36,400    526,493       0.1%
    Sumitomo Densetsu Co., Ltd.                                   1,900     38,523       0.0%
    Sumitomo Electric Industries, Ltd.                           39,800    677,608       0.1%
    Sumitomo Forestry Co., Ltd.                                  15,300    257,653       0.1%
    Sumitomo Heavy Industries, Ltd.                              11,800    495,771       0.1%
    Sumitomo Metal Mining Co., Ltd.                              12,500    493,145       0.1%
    Sumitomo Mitsui Construction Co., Ltd.                       32,920    202,806       0.0%
    Sumitomo Mitsui Financial Group, Inc.                        41,900  1,678,628       0.2%
    Sumitomo Mitsui Trust Holdings, Inc.                         10,500    414,433       0.1%
    Sumitomo Osaka Cement Co., Ltd.                              60,000    274,785       0.1%
    Sumitomo Precision Products Co., Ltd.                         6,000     19,414       0.0%
    Sumitomo Realty & Development Co., Ltd.                      19,000    636,352       0.1%
    Sumitomo Riko Co., Ltd.                                       5,500     53,418       0.0%
    Sumitomo Rubber Industries, Ltd.                             18,700    355,070       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Sumitomo Seika Chemicals Co., Ltd.                            1,400 $ 74,378       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                           20,000  137,281       0.0%
    Sun Frontier Fudousan Co., Ltd.                               4,700   56,586       0.0%
    Sun-Wa Technos Corp.                                          1,200   22,654       0.0%
    Suncall Corp.                                                 3,600   22,531       0.0%
    Sundrug Co., Ltd.                                             2,400  104,444       0.0%
    Suntory Beverage & Food, Ltd.                                 2,000   92,025       0.0%
    Suruga Bank, Ltd.                                             8,400  191,256       0.0%
    Suzuden Corp.                                                 1,200   15,107       0.0%
    Suzuken Co., Ltd.                                             5,850  210,880       0.0%
*   SWCC Showa Holdings Co., Ltd.                                 3,100   28,973       0.0%
    Sysmex Corp.                                                  2,600  177,943       0.0%
    Systena Corp.                                                 2,100   65,115       0.0%
    T Hasegawa Co., Ltd.                                          3,400   69,074       0.0%
    T RAD Co., Ltd.                                               1,500   62,256       0.0%
    T&D Holdings, Inc.                                           30,200  471,140       0.1%
    T&K Toka Co., Ltd.                                            2,800   32,602       0.0%
    T-Gaia Corp.                                                  2,200   44,771       0.0%
#*  Tabuchi Electric Co., Ltd.                                    3,000    7,982       0.0%
    Tachi-S Co., Ltd.                                             4,400   82,648       0.0%
    Tachibana Eletech Co., Ltd.                                   1,980   33,550       0.0%
    Tachikawa Corp.                                               1,800   21,272       0.0%
#   Tadano, Ltd.                                                 10,100  153,929       0.0%
    Taihei Dengyo Kaisha, Ltd.                                    2,900   74,047       0.0%
    Taiheiyo Cement Corp.                                        17,600  703,454       0.1%
    Taiheiyo Kouhatsu, Inc.                                       2,400   21,332       0.0%
    Taiho Kogyo Co., Ltd.                                         3,300   49,364       0.0%
    Taikisha, Ltd.                                                2,800   81,547       0.0%
    Taiko Bank, Ltd. (The)                                        1,300   29,944       0.0%
    Taiko Pharmaceutical Co., Ltd.                                  800   16,539       0.0%
    Taisei Corp.                                                  8,200  454,337       0.1%
    Taisei Lamick Co., Ltd.                                         900   24,567       0.0%
    Taisho Pharmaceutical Holdings Co., Ltd.                      1,500  114,234       0.0%
    Taiyo Holdings Co., Ltd.                                      1,300   62,468       0.0%
    Taiyo Yuden Co., Ltd.                                        19,700  343,948       0.1%
    Takamatsu Construction Group Co., Ltd.                        1,600   43,603       0.0%
    Takamatsu Machinery Co., Ltd.                                   900    8,620       0.0%
    Takano Co., Ltd.                                              2,300   24,962       0.0%
    Takaoka Toko Co., Ltd.                                        2,000   32,695       0.0%
#   Takara Leben Co., Ltd.                                       21,900  100,671       0.0%
    Takara Printing Co., Ltd.                                     1,000   15,592       0.0%
    Takara Standard Co., Ltd.                                     6,100  104,294       0.0%
    Takasago International Corp.                                  2,200   76,530       0.0%
    Takasago Thermal Engineering Co., Ltd.                        3,900   68,669       0.0%
    Takashima & Co., Ltd.                                           600   11,982       0.0%
    Takashimaya Co., Ltd.                                        32,000  294,429       0.1%
    Take And Give Needs Co., Ltd.                                   700    5,353       0.0%
    TAKEBISHI Corp.                                               1,400   19,633       0.0%
    Takeei Corp.                                                  3,700   37,324       0.0%
    Takeuchi Manufacturing Co., Ltd.                              6,300  133,455       0.0%
    Takihyo Co., Ltd.                                               600   12,374       0.0%
    Takisawa Machine Tool Co., Ltd.                                 700   12,770       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Takuma Co., Ltd.                                              7,000 $ 86,114       0.0%
    Tama Home Co., Ltd.                                           4,700   30,479       0.0%
    Tamron Co., Ltd.                                              1,800   37,580       0.0%
    Tamura Corp.                                                  7,000   47,893       0.0%
    Tanseisha Co., Ltd.                                           5,400   64,223       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.                     4,200   30,806       0.0%
    Tayca Corp.                                                   2,000   47,078       0.0%
    TBK Co., Ltd.                                                 3,000   13,811       0.0%
    TDK Corp.                                                    10,900  837,548       0.1%
    TechMatrix Corp.                                              1,600   24,020       0.0%
    Techno Ryowa, Ltd.                                            1,600   11,426       0.0%
    TechnoPro Holdings, Inc.                                      4,200  192,563       0.0%
    Teijin, Ltd.                                                 28,200  596,860       0.1%
    Teikoku Electric Manufacturing Co., Ltd.                      2,000   21,195       0.0%
    Teikoku Sen-I Co., Ltd.                                       1,000   21,222       0.0%
    Teikoku Tsushin Kogyo Co., Ltd.                               1,600   16,073       0.0%
    Tekken Corp.                                                  1,300   43,596       0.0%
    Tenma Corp.                                                   3,000   62,353       0.0%
    THK Co., Ltd.                                                10,400  379,352       0.1%
    Tigers Polymer Corp.                                          1,600   11,377       0.0%
    TIS, Inc.                                                    10,300  320,533       0.1%
    TKC Corp.                                                     2,100   66,099       0.0%
    Toa Corp.(6894434)                                            3,900   41,228       0.0%
#*  Toa Corp.(6894508)                                            2,000   43,465       0.0%
    Toa Oil Co., Ltd.                                            10,000   13,302       0.0%
    TOA ROAD Corp.                                                  700   28,792       0.0%
    Toagosei Co., Ltd.                                           16,200  210,102       0.0%
    Tobishima Corp.                                              28,700   42,833       0.0%
    Tobu Railway Co., Ltd.                                        3,600  105,613       0.0%
    TOC Co., Ltd.                                                 4,700   42,300       0.0%
#   Tocalo Co., Ltd.                                              2,400   96,845       0.0%
    Tochigi Bank, Ltd. (The)                                      8,000   36,462       0.0%
    Toda Corp.                                                   19,000  154,797       0.0%
#   Toda Kogyo Corp.                                                800   33,273       0.0%
    Toei Co., Ltd.                                                  700   75,945       0.0%
    Toell Co., Ltd.                                               1,900   16,281       0.0%
    Toenec Corp.                                                  1,000   29,196       0.0%
#   Togami Electric Manufacturing Co., Ltd.                       1,000   20,471       0.0%
    Toho Bank, Ltd. (The)                                        31,000  119,662       0.0%
    Toho Co., Ltd.(6895200)                                       2,800   92,768       0.0%
    Toho Co., Ltd.(6895211)                                         600   15,179       0.0%
    Toho Gas Co., Ltd.                                            3,800  106,243       0.0%
#   Toho Holdings Co., Ltd.                                       9,100  178,878       0.0%
    Toho Titanium Co., Ltd.                                       5,800   52,259       0.0%
    Toho Zinc Co., Ltd.                                           2,100  102,280       0.0%
    Tohoku Bank, Ltd. (The)                                       1,800   24,817       0.0%
    Tohoku Electric Power Co., Inc.                              10,600  139,060       0.0%
    Tokai Carbon Co., Ltd.                                       19,400  193,861       0.0%
    Tokai Corp.                                                   1,100   49,377       0.0%
    TOKAI Holdings Corp.                                         11,500   91,948       0.0%
    Tokai Rika Co., Ltd.                                          8,200  172,594       0.0%
    Tokai Tokyo Financial Holdings, Inc.                         31,200  204,252       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
JAPAN -- (Continued)
    Token Corp.                                                   1,310 $  157,963       0.0%
    Tokio Marine Holdings, Inc.                                  25,800  1,112,166       0.2%
    Tokushu Tokai Paper Co., Ltd.                                 1,400     56,453       0.0%
    Tokuyama Corp.                                               12,600    357,549       0.1%
#*  Tokyo Base Co., Ltd.                                            600     24,602       0.0%
    Tokyo Broadcasting System Holdings, Inc.                      4,100     83,486       0.0%
    Tokyo Century Corp.                                           7,100    309,698       0.1%
    Tokyo Dome Corp.                                             15,400    144,605       0.0%
*   Tokyo Electric Power Co. Holdings, Inc.                      30,900    126,833       0.0%
    Tokyo Electron Device, Ltd.                                   2,000     39,108       0.0%
    Tokyo Electron, Ltd.                                          2,100    369,767       0.1%
    Tokyo Energy & Systems, Inc.                                  4,400     51,203       0.0%
    Tokyo Gas Co., Ltd.                                           7,100    177,114       0.0%
#   Tokyo Keiki, Inc.                                             2,000     26,925       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                                    3,000    109,710       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                            2,600     40,467       0.0%
    Tokyo Sangyo Co., Ltd.                                        2,500     11,774       0.0%
    Tokyo Seimitsu Co., Ltd.                                      3,500    139,140       0.0%
    Tokyo Steel Manufacturing Co., Ltd.                          10,600     91,553       0.0%
    Tokyo Tatemono Co., Ltd.                                     21,300    298,803       0.1%
    Tokyo Tekko Co., Ltd.                                         1,000     18,918       0.0%
    Tokyo Theatres Co., Inc.                                        800     10,289       0.0%
    Tokyo TY Financial Group, Inc.                                4,322    116,708       0.0%
    Tokyu Construction Co., Ltd.                                 14,040    123,646       0.0%
    Tokyu Corp.                                                  12,500    189,088       0.0%
    Tokyu Fudosan Holdings Corp.                                 94,543    619,834       0.1%
    Tokyu Recreation Co., Ltd.                                    3,000     24,329       0.0%
    Toli Corp.                                                   10,700     38,898       0.0%
    Tomato Bank, Ltd.                                             1,000     13,956       0.0%
    Tomoe Corp.                                                   5,400     22,448       0.0%
#   Tomoe Engineering Co., Ltd.                                     900     17,190       0.0%
    Tomoku Co., Ltd.                                              2,200     41,052       0.0%
    TOMONY Holdings, Inc.                                        25,400    122,331       0.0%
    Tomy Co., Ltd.                                                9,900    160,175       0.0%
    Tonami Holdings Co., Ltd.                                     1,100     54,807       0.0%
    Topcon Corp.                                                  9,900    209,321       0.0%
    Toppan Forms Co., Ltd.                                        7,500     77,609       0.0%
    Toppan Printing Co., Ltd.                                    32,000    325,559       0.1%
    Topre Corp.                                                   5,900    173,738       0.0%
    Topy Industries, Ltd.                                         3,100    105,914       0.0%
    Toray Industries, Inc.                                       75,600    765,196       0.1%
    Torex Semiconductor, Ltd.                                     1,400     23,215       0.0%
    Toridoll Holdings Corp.                                       2,200     70,647       0.0%
    Torigoe Co., Ltd. (The)                                       1,600     13,149       0.0%
#   Torikizoku Co., Ltd.                                            600     16,216       0.0%
    Torishima Pump Manufacturing Co., Ltd.                        2,800     29,064       0.0%
    Tosei Corp.                                                   7,700     75,839       0.0%
#*  Toshiba Corp.                                                49,000    141,662       0.0%
    Toshiba Machine Co., Ltd.                                     8,000     49,673       0.0%
    Toshiba Plant Systems & Services Corp.                        5,200     89,697       0.0%
    Toshiba TEC Corp.                                            19,000    110,811       0.0%
    Tosho Co., Ltd.                                               1,800     49,714       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Tosho Printing Co., Ltd.                                      2,500 $ 24,071       0.0%
    Tosoh Corp.                                                  28,500  615,051       0.1%
    Totetsu Kogyo Co., Ltd.                                       4,100  137,296       0.0%
    TOTO, Ltd.                                                    5,599  274,206       0.1%
    Tottori Bank, Ltd. (The)                                      1,000   16,030       0.0%
    Toukei Computer Co., Ltd.                                       700   21,300       0.0%
#   Tow Co., Ltd.                                                   700    5,531       0.0%
    Towa Bank, Ltd. (The)                                         5,600   59,464       0.0%
    Towa Corp.                                                    4,100   70,999       0.0%
    Towa Pharmaceutical Co., Ltd.                                 1,400   72,408       0.0%
    Toyo Construction Co., Ltd.                                  10,400   52,648       0.0%
    Toyo Corp.                                                    3,900   36,433       0.0%
#   Toyo Denki Seizo K.K.                                           800   14,206       0.0%
#   Toyo Engineering Corp.                                        4,600   54,988       0.0%
    Toyo Ink SC Holdings Co., Ltd.                               30,000  176,676       0.0%
    Toyo Kanetsu K.K.                                             1,600   60,609       0.0%
    Toyo Kohan Co., Ltd.                                         10,600   45,323       0.0%
    Toyo Machinery & Metal Co., Ltd.                              2,800   21,538       0.0%
    Toyo Securities Co., Ltd.                                    14,000   39,170       0.0%
    Toyo Seikan Group Holdings, Ltd.                             16,200  286,544       0.1%
    Toyo Suisan Kaisha, Ltd.                                      4,300  165,421       0.0%
    Toyo Tanso Co., Ltd.                                          1,400   39,523       0.0%
    Toyo Tire & Rubber Co., Ltd.                                 17,800  402,753       0.1%
    Toyo Wharf & Warehouse Co., Ltd.                              1,500   25,348       0.0%
    Toyobo Co., Ltd.                                             13,600  261,969       0.1%
    Toyoda Gosei Co., Ltd.                                       12,000  293,424       0.1%
    Toyota Boshoku Corp.                                          8,300  167,143       0.0%
    Toyota Industries Corp.                                       5,100  313,913       0.1%
    Toyota Tsusho Corp.                                          17,800  647,395       0.1%
    TPR Co., Ltd.                                                 4,100  144,945       0.0%
    Trancom Co., Ltd.                                             1,600   97,218       0.0%
    Transcosmos, Inc.                                             2,600   60,634       0.0%
    Trend Micro, Inc.                                             3,500  187,683       0.0%
    Tri Chemical Laboratories, Inc.                                 700   24,719       0.0%
    Trusco Nakayama Corp.                                         4,600  117,692       0.0%
    Trust Tech, Inc.                                                700   20,387       0.0%
    TS Tech Co., Ltd.                                             7,900  282,929       0.1%
    TSI Holdings Co., Ltd.                                       12,000  100,575       0.0%
    Tsubaki Nakashima Co., Ltd.                                     600   13,835       0.0%
    Tsubakimoto Chain Co.                                        23,000  198,211       0.0%
    Tsubakimoto Kogyo Co., Ltd.                                   1,200   31,040       0.0%
#*  Tsudakoma Corp.                                              12,000   21,568       0.0%
    Tsugami Corp.                                                 3,000   28,893       0.0%
    Tsukada Global Holdings, Inc.                                 1,700    8,729       0.0%
    Tsukishima Kikai Co., Ltd.                                    3,600   43,241       0.0%
    Tsukuba Bank, Ltd.                                           16,800   62,141       0.0%
    Tsukui Corp.                                                 10,700   76,986       0.0%
    Tsumura & Co.                                                 7,100  263,881       0.1%
    Tsuruha Holdings, Inc.                                        1,100  136,381       0.0%
    Tsurumi Manufacturing Co., Ltd.                               2,800   47,456       0.0%
    Tsutsumi Jewelry Co., Ltd.                                    1,500   26,527       0.0%
    TV Asahi Holdings Corp.                                       1,700   34,235       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Tv Tokyo Holdings Corp.                                       2,900 $ 60,702       0.0%
#*  U-Shin, Ltd.                                                  3,900   26,345       0.0%
    UACJ Corp.                                                    5,300  156,284       0.0%
    Ube Industries, Ltd.                                         17,700  543,745       0.1%
    Uchida Yoko Co., Ltd.                                         1,400   44,412       0.0%
    UKC Holdings Corp.                                            1,600   27,539       0.0%
    Ulvac, Inc.                                                   6,500  460,486       0.1%
    Unicharm Corp.                                                5,900  134,259       0.0%
    Uniden Holdings Corp.                                        10,000   31,827       0.0%
    Union Tool Co.                                                1,200   38,794       0.0%
    Unipres Corp.                                                 6,900  186,299       0.0%
    United Arrows, Ltd.                                           2,500   93,699       0.0%
    United Super Markets Holdings, Inc.                           8,200   76,551       0.0%
*   Unitika, Ltd.                                                 5,000   44,132       0.0%
    Unizo Holdings Co., Ltd.                                      3,800  101,094       0.0%
    Urbanet Corp. Co., Ltd.                                       3,300    9,930       0.0%
    Ushio, Inc.                                                  16,700  231,809       0.1%
    USS Co., Ltd.                                                 6,200  125,332       0.0%
#*  UT Group Co., Ltd.                                            2,700   55,350       0.0%
#   V Technology Co., Ltd.                                          600  104,999       0.0%
#*  V-Cube, Inc.                                                  4,000   23,230       0.0%
    Valor Holdings Co., Ltd.                                      6,500  147,830       0.0%
    Vector, Inc.                                                  2,400   31,734       0.0%
*   Vision, Inc.                                                  1,000   23,893       0.0%
    Vital KSK Holdings, Inc.                                      5,400   43,845       0.0%
    Vitec Holdings Co., Ltd.                                        700   11,870       0.0%
    Voyage Group, Inc.                                            1,100   14,043       0.0%
#   VT Holdings Co., Ltd.                                        16,800   91,453       0.0%
    Wacoal Holdings Corp.                                         8,000  228,662       0.0%
    Wakachiku Construction Co., Ltd.                              1,500   25,041       0.0%
    Wakita & Co., Ltd.                                            5,500   67,659       0.0%
    Warabeya Nichiyo Holdings Co., Ltd.                           1,700   42,089       0.0%
    Watahan & Co., Ltd.                                           1,000   22,339       0.0%
    WATAMI Co., Ltd.                                              2,300   29,993       0.0%
    Watts Co., Ltd.                                               1,800   18,475       0.0%
    WDB Holdings Co., Ltd.                                          700   17,052       0.0%
    Weathernews, Inc.                                               900   29,091       0.0%
    Welcia Holdings Co., Ltd.                                     2,130   80,838       0.0%
    Wellnet Corp.                                                 1,700   18,269       0.0%
#   West Holdings Corp.                                           3,200   21,017       0.0%
    WIN-Partners Co., Ltd.                                        1,900   23,408       0.0%
    Wood One Co., Ltd.                                            1,900   32,346       0.0%
    World Holdings Co., Ltd.                                      1,200   38,613       0.0%
    Wowow, Inc.                                                   1,700   52,995       0.0%
    Xebio Holdings Co., Ltd.                                      5,000   95,717       0.0%
#   YA-MAN, Ltd.                                                  3,000   34,901       0.0%
#   YAC Holdings Co., Ltd.                                        1,700   17,210       0.0%
    Yachiyo Industry Co., Ltd.                                      900   12,062       0.0%
    Yahagi Construction Co., Ltd.                                 5,100   46,187       0.0%
#   Yahoo Japan Corp.                                            17,800   79,581       0.0%
    Yakult Honsha Co., Ltd.                                       1,100   90,946       0.0%
    Yakuodo Co., Ltd.                                               700   19,605       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES   VALUE++    OF NET ASSETS**
                                                                 ------ ------------ ---------------
JAPAN -- (Continued)
    YAMABIKO Corp.                                                5,400 $     73,481       0.0%
#   Yamada Denki Co., Ltd.                                       42,300      225,002       0.0%
#   Yamagata Bank, Ltd. (The)                                     5,199      122,447       0.0%
#   Yamaguchi Financial Group, Inc.                              19,000      230,151       0.0%
    Yamaichi Electronics Co., Ltd.                                4,300       89,324       0.0%
    Yamanashi Chuo Bank, Ltd. (The)                              28,000      124,705       0.0%
#   Yamatane Corp.                                                1,400       25,008       0.0%
    Yamato Corp.                                                  2,700       20,020       0.0%
    Yamato Holdings Co., Ltd.                                    16,700      341,444       0.1%
#   Yamato International, Inc.                                    3,200       12,632       0.0%
    Yamato Kogyo Co., Ltd.                                        6,800      181,893       0.0%
    Yamazaki Baking Co., Ltd.                                    11,700      210,599       0.0%
    Yamazen Corp.                                                 4,500       51,449       0.0%
    Yaoko Co., Ltd.                                               3,700      181,607       0.0%
#   Yaskawa Electric Corp.                                       13,900      498,048       0.1%
    Yasuda Logistics Corp.                                        3,400       28,391       0.0%
#   Yasunaga Corp.                                                1,100       33,154       0.0%
    Yellow Hat, Ltd.                                              2,000       61,366       0.0%
    Yodogawa Steel Works, Ltd.                                    3,800      111,301       0.0%
    Yokogawa Bridge Holdings Corp.                                6,500      138,614       0.0%
    Yokogawa Electric Corp.                                      16,600      315,337       0.1%
    Yokohama Reito Co., Ltd.                                      6,900       65,624       0.0%
    Yokohama Rubber Co., Ltd. (The)                              21,900      492,357       0.1%
    Yokowo Co., Ltd.                                              1,300       16,973       0.0%
    Yondoshi Holdings, Inc.                                       1,300       35,758       0.0%
    Yorozu Corp.                                                  2,800       56,966       0.0%
    Yoshinoya Holdings Co., Ltd.                                  2,400       39,918       0.0%
    Yotai Refractories Co., Ltd.                                  4,900       20,167       0.0%
    Yuasa Trading Co., Ltd.                                       1,500       55,302       0.0%
    Yuken Kogyo Co., Ltd.                                           700       16,550       0.0%
#   Yume No Machi Souzou Iinkai Co., Ltd.                         1,900       26,715       0.0%
#   Yumeshin Holdings Co., Ltd.                                   2,600       18,346       0.0%
    Yurtec Corp.                                                  8,000       69,906       0.0%
    Yusen Logistics Co., Ltd.                                     2,600       30,315       0.0%
    Yushiro Chemical Industry Co., Ltd.                           2,000       30,248       0.0%
    Yutaka Giken Co., Ltd.                                          200        4,533       0.0%
    Zenitaka Corp. (The)                                            600       30,175       0.0%
    Zenkoku Hosho Co., Ltd.                                       2,900      119,157       0.0%
    Zenrin Co., Ltd.                                              3,400      108,036       0.0%
    Zensho Holdings Co., Ltd.                                     9,400      174,228       0.0%
    Zeon Corp.                                                   27,000      359,470       0.1%
    ZERIA Pharmaceutical Co., Ltd.                                3,600       63,084       0.0%
*   ZIGExN Co., Ltd.                                              1,700       23,424       0.0%
    Zojirushi Corp.                                               4,000       36,103       0.0%
    Zuiko Corp.                                                     700       23,551       0.0%
    Zuken, Inc.                                                     500        8,892       0.0%
                                                                        ------------      ----
TOTAL JAPAN                                                              197,152,699      23.8%
                                                                        ------------      ----
NETHERLANDS -- (2.6%)
    Aalberts Industries NV                                       18,451      909,833       0.1%
    ABN AMRO Group NV                                            23,818      735,603       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
NETHERLANDS -- (Continued)
    Accell Group                                                   3,291 $  100,508       0.0%
    Aegon NV                                                     101,848    601,296       0.1%
    Akzo Nobel NV                                                 20,406  1,842,271       0.2%
#*  Altice NV Class A                                              8,629    162,731       0.0%
*   Altice NV Class B                                              3,103     58,504       0.0%
    AMG Advanced Metallurgical Group NV                            5,138    245,906       0.0%
    Amsterdam Commodities NV                                       3,217     90,244       0.0%
    APERAM SA                                                      5,781    310,859       0.1%
    Arcadis NV                                                    10,879    251,475       0.0%
*   ArcelorMittal(BYPBS67)                                        25,949    743,074       0.1%
*   ArcelorMittal(03938L203)                                      25,288    723,237       0.1%
    ASM International NV                                           4,117    275,897       0.0%
    ASML Holding NV(B929F46)                                         886    159,860       0.0%
    ASML Holding NV(B908F01)                                       3,081    556,871       0.1%
    BE Semiconductor Industries NV                                 6,146    482,966       0.1%
#   Beter Bed Holding NV                                           3,857     78,923       0.0%
#   BinckBank NV                                                  11,754     59,908       0.0%
    Boskalis Westminster                                           8,383    299,663       0.0%
#   Brunel International NV                                        2,935     49,893       0.0%
    Coca-Cola European Partners P.L.C.                            13,267    544,197       0.1%
    Corbion NV                                                    12,156    406,168       0.1%
    Flow Traders                                                   2,226     55,344       0.0%
*   Fugro NV                                                       7,523     96,977       0.0%
    Gemalto NV(B011JK4)                                              650     25,728       0.0%
    Gemalto NV(B9MS8P5)                                            6,441    254,905       0.0%
    GrandVision NV                                                 2,117     52,836       0.0%
*   Heijmans NV                                                    3,649     38,923       0.0%
    Hunter Douglas NV                                                838     67,854       0.0%
    IMCD Group NV                                                  3,147    197,928       0.0%
    ING Groep NV                                                 120,013  2,217,776       0.3%
#   ING Groep NV Sponsored ADR                                       924     17,112       0.0%
    Intertrust NV                                                  2,090     32,138       0.0%
    KAS Bank NV                                                    2,157     25,021       0.0%
    Kendrion NV                                                    2,103     91,958       0.0%
    Koninklijke Ahold Delhaize NV                                 75,766  1,425,551       0.2%
    Koninklijke BAM Groep NV                                      20,355    114,980       0.0%
    Koninklijke KPN NV                                           243,597    838,186       0.1%
    Koninklijke Vopak NV                                          12,562    543,722       0.1%
    Nederland Apparatenfabriek                                       600     27,993       0.0%
    NN Group NV                                                   18,236    763,678       0.1%
#*  OCI NV                                                        12,948    307,163       0.0%
#   Ordina NV                                                     20,784     35,947       0.0%
    Randstad Holding NV                                           16,878  1,038,370       0.1%
    Refresco Group NV                                              8,902    205,825       0.0%
    RELX NV                                                       22,194    501,069       0.1%
    RELX NV Sponsored ADR                                          1,443     32,604       0.0%
*   Rhi Magnesita NV                                               3,146    139,589       0.0%
    SBM Offshore NV                                               27,395    488,894       0.1%
    Sligro Food Group NV                                           4,062    182,703       0.0%
*   Telegraaf Media Groep NV                                         752      4,995       0.0%
    TKH Group NV                                                   6,874    462,891       0.1%
*   TomTom NV                                                     12,832    146,192       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
NETHERLANDS -- (Continued)
#   Unilever NV(B12T3J1)                                          5,302 $   307,993       0.0%
#   Unilever NV(904784709)                                       20,396   1,182,152       0.2%
    Van Lanschot Kempen NV                                        1,759      53,375       0.0%
#   Wessanen                                                      8,129     154,396       0.0%
    Wolters Kluwer NV                                            19,213     941,678       0.1%
                                                                        -----------       ---
TOTAL NETHERLANDS                                                        22,764,333       2.7%
                                                                        -----------       ---
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd.                                            56,401     334,853       0.1%
    Abano Healthcare Group, Ltd.                                  2,918      19,464       0.0%
    Air New Zealand, Ltd.                                        91,054     205,704       0.0%
    Arvida Group, Ltd.                                           18,686      15,222       0.0%
    Auckland International Airport, Ltd.                         32,151     137,032       0.0%
#   CBL Corp., Ltd.                                               9,923      19,970       0.0%
    Chorus, Ltd.                                                 66,215     181,967       0.0%
    Comvita, Ltd.                                                 2,440      14,206       0.0%
    Contact Energy, Ltd.                                         48,151     189,509       0.0%
    EBOS Group, Ltd.                                              9,936     119,679       0.0%
    Fisher & Paykel Healthcare Corp., Ltd.                       30,399     275,724       0.1%
    Fletcher Building, Ltd.                                      41,002     206,823       0.1%
#   Fonterra Co-operative Group, Ltd.                             7,982      34,789       0.0%
    Freightways, Ltd.                                            13,761      72,120       0.0%
    Genesis Energy, Ltd.                                         33,982      56,966       0.0%
    Heartland Bank, Ltd.                                         60,971      79,267       0.0%
    Infratil, Ltd.                                               47,145     103,732       0.0%
    Kathmandu Holdings, Ltd.                                     28,105      46,195       0.0%
    Mainfreight, Ltd.                                            14,016     234,617       0.1%
    Mercury NZ, Ltd.                                             14,712      33,120       0.0%
#   Meridian Energy, Ltd.                                        15,516      30,270       0.0%
    Metlifecare, Ltd.                                            25,995     102,846       0.0%
*   New Zealand Oil & Gas, Ltd.                                  38,179      18,944       0.0%
    New Zealand Refining Co., Ltd. (The)                         13,838      23,866       0.0%
    NZME, Ltd.                                                   18,597      11,685       0.0%
    NZX, Ltd.                                                    15,246      12,323       0.0%
    PGG Wrightson, Ltd.                                          27,698      10,618       0.0%
#   Port of Tauranga, Ltd.                                       16,298      51,026       0.0%
    Restaurant Brands New Zealand, Ltd.                          17,025      79,039       0.0%
#   Ryman Healthcare, Ltd.                                       27,063     172,287       0.0%
    Scales Corp., Ltd.                                           10,884      29,050       0.0%
    Skellerup Holdings, Ltd.                                     28,994      35,540       0.0%
    SKY Network Television, Ltd.                                 47,578      81,431       0.0%
    Spark New Zealand, Ltd.                                      92,215     232,337       0.1%
    Steel & Tube Holdings, Ltd.                                   7,891      10,802       0.0%
    Summerset Group Holdings, Ltd.                               34,574     115,234       0.0%
#*  Synlait Milk, Ltd.                                            3,391      19,057       0.0%
    Tilt Renewables, Ltd.                                         3,203       4,274       0.0%
    Tourism Holdings, Ltd.                                       18,134      63,024       0.0%
*   Tower, Ltd.                                                  17,032       9,445       0.0%
    Trade Me Group, Ltd.                                         38,216     118,018       0.0%
    Trustpower, Ltd.                                              7,314      29,123       0.0%
    Vector, Ltd.                                                 12,512      28,847       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
NEW ZEALAND -- (Continued)
    Warehouse Group, Ltd. (The)                                   9,073 $   13,106       0.0%
*   Xero, Ltd.                                                    2,235     52,640       0.0%
    Z Energy, Ltd.                                               33,751    170,231       0.0%
                                                                        ----------       ---
TOTAL NEW ZEALAND                                                        3,906,022       0.5%
                                                                        ----------       ---
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA                               50,360     34,958       0.0%
    AF Gruppen ASA                                                  821     12,777       0.0%
*   Akastor ASA                                                  25,280     58,314       0.0%
    Aker ASA Class A                                              3,296    149,333       0.0%
    Aker BP ASA                                                  11,645    268,263       0.1%
*   Aker Solutions ASA                                           24,198    133,056       0.0%
    American Shipping Co. ASA                                     6,421     18,062       0.0%
    Atea ASA                                                     14,476    182,621       0.0%
    Austevoll Seafood ASA                                        16,705    167,206       0.0%
#*  Avance Gas Holding, Ltd.                                     10,487     25,331       0.0%
#*  Axactor AB                                                   78,581     28,325       0.0%
    Bakkafrost P/F                                                3,647    162,962       0.0%
    Bonheur ASA                                                   4,051     41,009       0.0%
    Borregaard ASA                                               15,336    147,805       0.0%
#*  BW LPG, Ltd.                                                 13,368     50,255       0.0%
#*  BW Offshore, Ltd.                                            19,978     65,639       0.0%
    DNB ASA                                                      21,213    409,398       0.1%
#*  DNO ASA                                                      64,266     78,080       0.0%
    Ekornes ASA                                                   3,969     55,672       0.0%
    Entra ASA                                                     7,186     98,901       0.0%
#*  Fred Olsen Energy ASA                                         4,932     13,582       0.0%
#   Frontline, Ltd.                                               6,919     42,336       0.0%
    Gjensidige Forsikring ASA                                     7,694    144,791       0.0%
    Grieg Seafood ASA                                             8,925     84,746       0.0%
#*  Hexagon Composites ASA                                       12,297     41,374       0.0%
#   Hoegh LNG Holdings, Ltd.                                      2,182     17,278       0.0%
*   Kongsberg Automotive ASA                                     69,568     81,878       0.0%
*   Kvaerner ASA                                                 31,962     61,159       0.0%
    Leroy Seafood Group ASA                                      17,100    102,693       0.0%
#   Marine Harvest ASA                                           14,667    286,440       0.1%
*   NEL ASA                                                      62,309     21,269       0.0%
*   Nordic Semiconductor ASA                                      8,150     40,863       0.0%
    Norsk Hydro ASA                                              43,853    339,350       0.1%
    Norway Royal Salmon ASA                                       2,790     54,129       0.0%
#*  Norwegian Air Shuttle ASA                                     1,804     51,075       0.0%
*   Norwegian Finans Holding ASA                                  7,499     93,697       0.0%
    Norwegian Property ASA                                       12,146     14,935       0.0%
#   Ocean Yield ASA                                               7,359     65,602       0.0%
*   Odfjell Drilling, Ltd.                                       14,111     56,618       0.0%
    Odfjell SE Class A                                            3,280     11,434       0.0%
    Olav Thon Eiendomsselskap ASA                                 1,732     34,254       0.0%
    Opera Software ASA                                           14,632     41,923       0.0%
#   Orkla ASA                                                    10,762    105,416       0.0%
#*  Petroleum Geo-Services ASA                                   53,508     88,017       0.0%
#*  Prosafe SE                                                    5,041     10,190       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
NORWAY -- (Continued)
#   Protector Forsikring ASA                                        12,346 $  134,540       0.0%
#*  REC Silicon ASA                                                334,585     43,757       0.0%
    Salmar ASA                                                       4,507    134,376       0.0%
    Scatec Solar ASA                                                 7,243     41,668       0.0%
    Schibsted ASA Class A                                            2,182     56,257       0.0%
    Schibsted ASA Class B                                            1,832     42,992       0.0%
    Selvaag Bolig ASA                                                5,149     18,800       0.0%
*   Solstad Farstad ASA                                                578        422       0.0%
#*  Songa Offshore                                                   2,726     19,413       0.0%
    SpareBank 1 SR-Bank ASA                                         19,091    211,458       0.0%
#   Statoil ASA                                                     44,667    907,522       0.1%
    Statoil ASA Sponsored ADR                                        3,101     62,981       0.0%
    Stolt-Nielsen, Ltd.                                              5,455     76,883       0.0%
    Storebrand ASA                                                  27,528    235,777       0.1%
    Subsea 7 SA                                                     31,080    523,926       0.1%
#   Telenor ASA                                                     10,957    232,658       0.0%
    TGS NOPEC Geophysical Co. ASA                                   15,580    358,187       0.1%
    Tomra Systems ASA                                                9,964    139,101       0.0%
    Veidekke ASA                                                    10,630    119,110       0.0%
    XXL ASA                                                          6,078     65,546       0.0%
    Yara International ASA                                           6,861    325,847       0.1%
                                                                           ----------       ---
TOTAL NORWAY                                                                7,844,237       0.9%
                                                                           ----------       ---
PORTUGAL -- (0.3%)
    Altri SGPS SA                                                   17,850    114,031       0.0%
#*  Banco Comercial Portugues SA Class R                         1,780,475    532,058       0.1%
    CTT-Correios de Portugal SA                                     26,952    158,684       0.0%
    EDP - Energias de Portugal SA                                   51,175    182,501       0.0%
    EDP Renovaveis SA                                               16,958    140,219       0.0%
    Galp Energia SGPS SA                                            36,078    670,764       0.1%
    Jeronimo Martins SGPS SA                                        10,651    193,520       0.0%
    Mota-Engil SGPS SA                                              17,035     68,414       0.0%
    Navigator Co. SA (The)                                          22,034    112,375       0.0%
    NOS SGPS SA                                                     56,045    335,792       0.1%
#   REN - Redes Energeticas Nacionais SGPS SA                       23,363     74,190       0.0%
    Semapa-Sociedade de Investimento e Gestao                        5,025    100,446       0.0%
    Sonae Capital SGPS SA                                           12,527     12,429       0.0%
    Sonae SGPS SA                                                  116,420    139,376       0.0%
    Teixeira Duarte SA                                              12,108      4,470       0.0%
                                                                           ----------       ---
TOTAL PORTUGAL                                                              2,839,269       0.3%
                                                                           ----------       ---
SINGAPORE -- (1.2%)
    Accordia Golf Trust                                            144,700     79,624       0.0%
    Amara Holdings, Ltd.                                            40,200     16,816       0.0%
    Ascendas India Trust                                            72,000     60,728       0.0%
*   Banyan Tree Holdings, Ltd.                                      45,200     20,406       0.0%
    Boustead Projects, Ltd.                                          2,700      1,722       0.0%
    Boustead Singapore, Ltd.                                        59,700     39,471       0.0%
    Breadtalk Group, Ltd.                                           12,000     13,868       0.0%
    Bukit Sembawang Estates, Ltd.                                    8,400     39,134       0.0%
    CapitaLand, Ltd.                                               132,900    357,899       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                  SHARES   VALUE++  OF NET ASSETS**
                                                                 --------- -------- ---------------
SINGAPORE -- (Continued)
    Centurion Corp., Ltd.                                           37,000 $ 15,220       0.0%
    China Aviation Oil Singapore Corp., Ltd.                        21,900   28,451       0.0%
    China Sunsine Chemical Holdings, Ltd.                           43,300   31,929       0.0%
    Chip Eng Seng Corp., Ltd.                                      110,800   78,051       0.0%
    Chuan Hup Holdings, Ltd.                                        63,400   16,273       0.0%
    CITIC Envirotech, Ltd.                                          96,100   54,347       0.0%
    City Developments, Ltd.                                         19,000  180,441       0.0%
    ComfortDelGro Corp., Ltd.                                      191,200  283,446       0.1%
    CSE Global, Ltd.                                                44,000   12,116       0.0%
    CWT, Ltd.                                                       36,900   63,016       0.0%
    Dairy Farm International Holdings, Ltd.                          8,200   67,065       0.0%
    DBS Group Holdings, Ltd.                                        58,477  976,481       0.1%
    Del Monte Pacific, Ltd.                                         53,748   12,229       0.0%
    Delfi, Ltd.                                                     26,800   29,102       0.0%
*   Dyna-Mac Holdings, Ltd.                                         42,000    4,228       0.0%
*   Ezion Holdings, Ltd.                                           259,152   37,454       0.0%
#*  Ezra Holdings, Ltd.                                            190,010    7,695       0.0%
*   Falcon Energy Group, Ltd.                                       77,000    3,501       0.0%
    Far East Orchard, Ltd.                                          20,100   22,842       0.0%
    First Resources, Ltd.                                           68,800   99,456       0.0%
    Food Empire Holdings, Ltd.                                      42,400   20,073       0.0%
    Fragrance Group, Ltd.                                           64,000    7,981       0.0%
    Frasers Centrepoint, Ltd.                                       42,700   65,145       0.0%
    Frencken Group, Ltd.                                            61,500   27,087       0.0%
    Fu Yu Corp., Ltd.                                              102,100   15,000       0.0%
*   Gallant Venture, Ltd.                                           52,000    5,189       0.0%
    Geo Energy Resources, Ltd.                                     113,700   25,039       0.0%
    GL, Ltd.                                                        45,000   30,563       0.0%
    Global Logistic Properties, Ltd.                                52,300  127,396       0.0%
    Golden Agri-Resources, Ltd.                                  1,003,500  290,846       0.1%
    Golden Energy & Resources, Ltd.                                 34,500   11,891       0.0%
    Great Eastern Holdings, Ltd.                                     1,600   30,793       0.0%
    GuocoLand, Ltd.                                                 41,900   73,543       0.0%
*   Halcyon Agri Corp., Ltd.                                        43,213   18,855       0.0%
    Hanwell Holdings, Ltd.                                          88,400   21,054       0.0%
    Haw Par Corp., Ltd.                                             10,300   92,181       0.0%
    Hi-P International, Ltd.                                        51,800   71,100       0.0%
    Ho Bee Land, Ltd.                                               25,500   47,347       0.0%
    Hong Fok Corp., Ltd.                                            47,700   31,152       0.0%
    Hong Leong Asia, Ltd.                                           29,800   26,777       0.0%
    Hong Leong Finance, Ltd.                                        19,500   39,079       0.0%
    Hongkong Land Holdings, Ltd.                                     9,200   66,726       0.0%
    Hutchison Port Holdings Trust                                  867,300  372,943       0.1%
    Hyflux, Ltd.                                                    78,700   28,292       0.0%
    Indofood Agri Resources, Ltd.                                  119,900   39,535       0.0%
    Japfa, Ltd.                                                    100,800   43,687       0.0%
    Jardine Cycle & Carriage, Ltd.                                   3,866  111,791       0.0%
    k1 Ventures, Ltd.                                               16,400    8,839       0.0%
    Keppel Corp., Ltd.                                              71,100  391,353       0.1%
    Keppel Infrastructure Trust                                    258,425  105,211       0.0%
    Keppel Telecommunications & Transportation, Ltd.                10,300   11,410       0.0%
    Lian Beng Group, Ltd.                                           48,000   28,542       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
SINGAPORE -- (Continued)
    Lum Chang Holdings, Ltd.                                      70,700 $ 21,518       0.0%
    M1, Ltd.                                                      33,700   44,503       0.0%
    Mandarin Oriental International, Ltd.                         11,800   25,943       0.0%
    Metro Holdings, Ltd.                                          77,400   71,260       0.0%
*   Midas Holdings, Ltd.                                         218,800   33,742       0.0%
*   Nam Cheong, Ltd.                                             118,000    1,731       0.0%
*   Noble Group, Ltd.                                            179,160   37,624       0.0%
    OUE, Ltd.                                                     42,500   64,223       0.0%
    Oversea-Chinese Banking Corp., Ltd.                           61,460  536,768       0.1%
    Oxley Holdings, Ltd.                                          87,900   46,738       0.0%
*   Pacc Offshore Services Holdings, Ltd.                         43,100   10,607       0.0%
    Pan-United Corp., Ltd.                                        47,875   20,372       0.0%
*   Penguin International, Ltd.                                   28,666    6,846       0.0%
    Q&M Dental Group Singapore, Ltd.                              44,700   21,806       0.0%
    QAF, Ltd.                                                     29,082   26,356       0.0%
*   Raffles Education Corp., Ltd.                                103,000   25,278       0.0%
    RHT Health Trust                                             103,300   63,688       0.0%
    Riverstone Holdings, Ltd.                                     21,800   16,870       0.0%
    Rotary Engineering, Ltd.                                      10,000    3,298       0.0%
*   Rowsley, Ltd.                                                277,600   26,483       0.0%
    SATS, Ltd.                                                    47,000  162,121       0.0%
    SBS Transit, Ltd.                                              6,200   11,378       0.0%
    SembCorp Industries, Ltd.                                    205,200  496,984       0.1%
    Sheng Siong Group, Ltd.                                       39,000   27,038       0.0%
    SIIC Environment Holdings, Ltd.                              135,500   52,697       0.0%
    Sinarmas Land, Ltd.                                          175,900   54,813       0.0%
    Sing Holdings, Ltd.                                           67,700   24,074       0.0%
    Singapore Airlines, Ltd.                                      66,800  503,428       0.1%
    Singapore Exchange, Ltd.                                      28,200  158,701       0.0%
#   Singapore Post, Ltd.                                         261,900  246,890       0.0%
    Singapore Press Holdings, Ltd.                                57,800  114,461       0.0%
    Singapore Telecommunications, Ltd.(B02PY00)                   25,600   70,822       0.0%
    Singapore Telecommunications, Ltd.(B02PY22)                  103,300  284,278       0.1%
#*  Sino Grandness Food Industry Group, Ltd.                      66,909   10,321       0.0%
    Stamford Land Corp., Ltd.                                     92,500   34,939       0.0%
    StarHub, Ltd.                                                 74,700  144,173       0.0%
    Straits Trading Co., Ltd.                                     12,800   22,436       0.0%
    Sunningdale Tech, Ltd.                                        26,600   45,074       0.0%
*   Swiber Holdings, Ltd.                                         23,999      359       0.0%
*   Tat Hong Holdings, Ltd.                                       50,600   17,256       0.0%
    Tuan Sing Holdings, Ltd.                                     103,000   31,334       0.0%
    UMS Holdings, Ltd.                                            71,875   55,627       0.0%
    United Engineers, Ltd.                                        84,500  163,698       0.0%
    United Industrial Corp., Ltd.                                 28,100   67,882       0.0%
    United Overseas Bank, Ltd.                                    45,170  816,027       0.1%
    UOB-Kay Hian Holdings, Ltd.                                   30,600   30,412       0.0%
    UOL Group, Ltd.                                               43,551  288,816       0.1%
    Valuetronics Holdings, Ltd.                                   42,350   32,166       0.0%
    Venture Corp., Ltd.                                           46,200  660,415       0.1%
    Vibrant Group, Ltd.                                           68,346   19,614       0.0%
    Wee Hur Holdings, Ltd.                                        81,000   16,966       0.0%
    Wheelock Properties Singapore, Ltd.                           50,500   74,109       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SINGAPORE -- (Continued)
    Wing Tai Holdings, Ltd.                                       51,900 $    91,372       0.0%
*   Yongnam Holdings, Ltd.                                        39,750       9,915       0.0%
                                                                         -----------       ---
TOTAL SINGAPORE                                                           10,885,681       1.3%
                                                                         -----------       ---
SPAIN -- (2.7%)
    Abertis Infraestructuras SA                                   24,855     537,584       0.1%
    Acciona SA                                                     6,125     507,176       0.1%
    Acerinox SA                                                   12,586     180,822       0.0%
    ACS Actividades de Construccion y Servicios SA                17,679     696,890       0.1%
*   Adveo Group International SA                                      65         208       0.0%
    Aena SME SA                                                    1,756     322,179       0.1%
    Almirall SA                                                    5,085      49,217       0.0%
    Amadeus IT Group SA                                           15,792   1,071,470       0.1%
*   Amper SA                                                     158,699      35,489       0.0%
    Applus Services SA                                            21,002     293,685       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA                  9,147      93,993       0.0%
    Banco de Sabadell SA                                         494,904     990,903       0.1%
    Banco Santander SA                                           493,776   3,347,459       0.4%
#   Bankia SA                                                     55,915     266,838       0.0%
    Bankinter SA                                                  17,384     164,048       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                           9,273     318,518       0.1%
#   CaixaBank SA                                                 192,711     901,579       0.1%
    Cellnex Telecom SA                                            19,035     472,486       0.1%
    Cie Automotive SA                                              7,701     228,852       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                  1,770      72,885       0.0%
*   Deoleo SA                                                    100,226      20,962       0.0%
    Distribuidora Internacional de Alimentacion SA                79,159     387,165       0.1%
#*  Duro Felguera SA                                               4,050       2,500       0.0%
    Ebro Foods SA                                                  7,228     173,869       0.0%
*   eDreams ODIGEO SA                                              6,440      19,947       0.0%
    Elecnor SA                                                     6,760      95,528       0.0%
    Enagas SA                                                     22,959     661,305       0.1%
    Ence Energia y Celulosa SA                                    29,445     170,808       0.0%
    Endesa SA                                                     11,727     268,410       0.0%
    Ercros SA                                                     20,301      65,707       0.0%
    Euskaltel SA                                                  13,903     111,335       0.0%
    Faes Farma SA                                                 26,328      89,226       0.0%
    Ferrovial SA                                                  17,905     388,838       0.1%
    Fluidra SA                                                     5,883      59,595       0.0%
    Gas Natural SDG SA                                            28,690     613,895       0.1%
    Grupo Catalana Occidente SA                                    3,591     151,158       0.0%
*   Grupo Empresarial San Jose SA                                  5,655      20,031       0.0%
*   Grupo Ezentis SA                                              25,403      16,810       0.0%
    Iberdrola SA                                                 262,599   2,122,064       0.3%
*   Indra Sistemas SA                                             15,238     218,969       0.0%
#   Industria de Diseno Textil SA                                 13,831     516,976       0.1%
    Laboratorios Farmaceuticos Rovi SA                                13         243       0.0%
*   Liberbank SA                                                  43,582      20,149       0.0%
    Mapfre SA                                                    146,732     479,887       0.1%
    Mediaset Espana Comunicacion SA                               23,265     252,867       0.0%
    Melia Hotels International SA                                  5,483      75,001       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SPAIN -- (Continued)
    NH Hotel Group SA                                             16,939 $   107,096       0.0%
*   Obrascon Huarte Lain SA                                       27,745     155,587       0.0%
*   Pharma Mar SA                                                  7,549      28,836       0.0%
*   Promotora de Informaciones SA Class A                          3,939      13,945       0.0%
    Prosegur Cia de Seguridad SA                                  43,150     329,296       0.1%
#*  Quabit Inmobiliaria SA                                         8,335      15,994       0.0%
*   Realia Business SA                                            37,641      48,188       0.0%
    Red Electrica Corp. SA                                        21,736     481,289       0.1%
    Repsol SA                                                     94,966   1,779,604       0.2%
*   Sacyr SA                                                      54,112     139,030       0.0%
    Saeta Yield SA                                                 5,552      61,997       0.0%
    Siemens Gamesa Renewable Energy SA                            18,578     269,377       0.0%
#*  Solaria Energia y Medio Ambiente SA                            7,125      11,828       0.0%
    Talgo SA                                                      16,386      80,344       0.0%
#   Tecnicas Reunidas SA                                           4,356     140,251       0.0%
    Telefonica SA                                                100,211   1,050,758       0.1%
    Telefonica SA Sponsored ADR                                    2,163      22,517       0.0%
*   Tubacex SA                                                     6,641      23,597       0.0%
*   Tubos Reunidos SA                                              7,475       7,878       0.0%
    Vidrala SA                                                     3,219     291,081       0.0%
    Viscofan SA                                                    5,278     319,489       0.1%
*   Vocento SA                                                     5,909      10,275       0.0%
    Zardoya Otis SA                                               22,904     248,099       0.0%
                                                                         -----------       ---
TOTAL SPAIN                                                               23,191,882       2.8%
                                                                         -----------       ---
SWEDEN -- (2.6%)
    AAK AB                                                         3,627     293,125       0.1%
    Acando AB                                                     15,009      50,925       0.0%
    AddLife AB                                                     1,213      23,915       0.0%
#   AddNode Group AB                                               1,340      10,878       0.0%
    AddTech AB Class B                                             6,917     153,264       0.0%
    AF AB Class B                                                  7,108     146,438       0.0%
    Alfa Laval AB                                                 10,837     274,446       0.0%
#   Alimak Group AB                                                  652      11,681       0.0%
    Assa Abloy AB Class B                                         17,605     371,163       0.1%
    Atrium Ljungberg AB Class B                                    3,965      65,772       0.0%
    Avanza Bank Holding AB                                         2,837     106,937       0.0%
    Axfood AB                                                      6,708     121,293       0.0%
*   BE Group AB                                                    2,614      16,544       0.0%
    Beijer Alma AB                                                 3,709     119,628       0.0%
    Beijer Ref AB                                                  1,333      46,505       0.0%
    Bergman & Beving AB                                            2,710      30,832       0.0%
    Bilia AB Class A                                              18,618     166,822       0.0%
    BillerudKorsnas AB                                            23,937     411,980       0.1%
    BioGaia AB Class B                                             1,469      53,406       0.0%
#   Bjorn Borg AB                                                  2,898      11,561       0.0%
    Boliden AB                                                    30,871   1,080,231       0.1%
    Bonava AB                                                        969      13,983       0.0%
    Bonava AB Class B                                             10,872     158,328       0.0%
    Bulten AB                                                      2,126      30,157       0.0%
    Bure Equity AB                                                10,261     126,826       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SWEDEN -- (Continued)
#   Byggmax Group AB                                             14,220 $ 96,789       0.0%
    Castellum AB                                                 10,555  169,368       0.0%
    Catena AB                                                       731   13,007       0.0%
    Cavotec SA                                                    6,898   21,572       0.0%
    Clas Ohlson AB Class B                                        6,230  107,709       0.0%
    Cloetta AB Class B                                           20,574   69,571       0.0%
    Com Hem Holding AB                                           30,063  451,305       0.1%
    Concentric AB                                                 9,782  164,270       0.0%
    Dios Fastigheter AB                                          11,486   75,466       0.0%
#   Doro AB                                                       2,536   14,687       0.0%
    Duni AB                                                       5,891   87,770       0.0%
#   Dustin Group AB                                               6,401   57,339       0.0%
    Eastnine AB                                                   4,136   37,542       0.0%
#   Elanders AB Class B                                           1,369   14,931       0.0%
    Electrolux AB Series B                                       10,383  367,003       0.1%
    Elekta AB Class B                                             5,276   50,735       0.0%
#*  Eltel AB                                                     14,557   41,398       0.0%
#   Enea AB                                                       2,198   21,849       0.0%
*   Essity AB Class A                                             1,061   31,633       0.0%
*   Essity AB Class B                                            19,265  575,820       0.1%
    Fabege AB                                                     8,182  172,765       0.0%
#   Fagerhult AB                                                  2,325   29,523       0.0%
#*  Fastighets AB Balder Class B                                  4,239  110,346       0.0%
    Fenix Outdoor International AG                                  365   43,557       0.0%
#*  Fingerprint Cards AB Class B                                 19,879   49,143       0.0%
    Getinge AB Class B                                           18,403  362,237       0.1%
    Granges AB                                                   11,964  123,976       0.0%
    Gunnebo AB                                                    5,913   24,369       0.0%
*   Haldex AB                                                     5,611   62,349       0.0%
    Hemfosa Fastigheter AB                                       14,311  173,873       0.0%
#   Hennes & Mauritz AB Class B                                  14,140  354,845       0.1%
    Hexagon AB Class B                                            6,501  333,339       0.1%
    Hexpol AB                                                    21,350  215,941       0.0%
    HIQ International AB                                          9,640   69,088       0.0%
    Hoist Finance AB                                              2,421   25,447       0.0%
    Holmen AB Class B                                             5,995  294,649       0.1%
    Hufvudstaden AB Class A                                       5,938   97,711       0.0%
    Husqvarna AB Class A                                          3,743   36,474       0.0%
    Husqvarna AB Class B                                         38,587  376,964       0.1%
#   ICA Gruppen AB                                                3,953  145,784       0.0%
    Indutrade AB                                                 10,578  293,331       0.1%
#   Intrum Justitia AB                                            8,915  312,411       0.1%
    Inwido AB                                                     6,499   71,601       0.0%
    ITAB Shop Concept AB Class B                                  2,085   16,374       0.0%
    JM AB                                                         9,597  253,226       0.0%
    KappAhl AB                                                   10,381   75,592       0.0%
#   Karo Pharma AB                                               10,199   48,377       0.0%
    Klovern AB Class B                                           56,322   75,831       0.0%
    KNOW IT AB                                                    2,964   54,147       0.0%
    Kungsleden AB                                                17,346  123,780       0.0%
    Lagercrantz Group AB Class B                                  8,787   93,494       0.0%
    Lifco AB Class B                                              1,426   51,112       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SWEDEN -- (Continued)
    Lindab International AB                                      11,046 $ 91,045       0.0%
    Loomis AB Class B                                            14,699  589,752       0.1%
*   Lundin Petroleum AB                                           5,054  118,896       0.0%
*   Medivir AB Class B                                            2,235   17,886       0.0%
#   Mekonomen AB                                                  3,298   66,587       0.0%
#   Millicom International Cellular SA                            6,814  435,755       0.1%
    Modern Times Group MTG AB Class B                             8,916  340,118       0.1%
*   Momentum Group AB Class B                                     2,710   33,336       0.0%
    MQ Holding AB                                                 4,787   18,239       0.0%
#   Mycronic AB                                                   9,725  115,496       0.0%
#   NCC AB Class B                                               10,984  236,989       0.0%
    New Wave Group AB Class B                                     9,925   65,796       0.0%
    Nibe Industrier AB Class B                                   23,396  233,954       0.0%
    Nobia AB                                                     19,935  163,530       0.0%
    Nobina AB                                                    13,489   73,248       0.0%
    Nolato AB Class B                                             3,468  192,276       0.0%
    Nordea Bank AB                                               81,786  988,360       0.1%
    OEM International AB Class B                                    697   16,240       0.0%
#   Opus Group AB                                                38,441   28,464       0.0%
    Pandox AB                                                     9,213  167,923       0.0%
    Peab AB                                                      21,564  209,258       0.0%
    Platzer Fastigheter Holding AB Class B                        3,964   23,672       0.0%
    Pricer AB Class B                                            19,106   20,770       0.0%
    Proact IT Group AB                                              795   18,518       0.0%
#   Probi AB                                                        221    9,187       0.0%
#*  Qliro Group AB                                               13,238   28,930       0.0%
#   Ratos AB Class B                                             38,101  182,881       0.0%
#*  RaySearch Laboratories AB                                     2,357   52,244       0.0%
#   Recipharm AB Class B                                          3,309   40,486       0.0%
#   Rottneros AB                                                 22,228   19,913       0.0%
    Sagax AB Class B                                              2,985   36,250       0.0%
    Sandvik AB                                                   38,936  710,718       0.1%
#*  SAS AB                                                       23,872   73,852       0.0%
    Scandi Standard AB                                            9,471   66,982       0.0%
    Sectra AB Class B                                             2,309   45,220       0.0%
    Securitas AB Class B                                         16,440  288,455       0.0%
    Semcon AB                                                     1,792   10,700       0.0%
    Skandinaviska Enskilda Banken AB                              1,269   15,689       0.0%
    Skandinaviska Enskilda Banken AB Class A                     42,411  522,657       0.1%
    Skanska AB Class B                                           13,923  305,312       0.1%
    SkiStar AB                                                    3,188   69,681       0.0%
*   SSAB AB Class A(B17H0S8)                                     21,509  105,597       0.0%
*   SSAB AB Class A(BPRBWK4)                                      2,180   10,740       0.0%
*   SSAB AB Class B(BPRBWM6)                                     12,326   49,657       0.0%
*   SSAB AB Class B(B17H3F6)                                     56,910  229,409       0.0%
#   Svenska Cellulosa AB SCA Class A                              2,239   21,787       0.0%
    Svenska Cellulosa AB SCA Class B                             65,778  617,653       0.1%
    Svenska Handelsbanken AB Class A                             49,990  716,473       0.1%
    Svenska Handelsbanken AB Class B                              1,480   21,400       0.0%
    Sweco AB Class B                                              6,295  134,613       0.0%
    Swedbank AB Class A                                          22,740  564,356       0.1%
*   Swedish Orphan Biovitrum AB                                   6,693   99,177       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                 ------- ----------- ---------------
SWEDEN -- (Continued)
    Swedol AB Class B                                              7,500 $    30,909       0.0%
    Systemair AB                                                   2,749      41,576       0.0%
    Tele2 AB Class B                                              27,968     355,746       0.1%
    Telia Co. AB                                                 230,338   1,066,111       0.1%
    Thule Group AB                                                15,822     353,899       0.1%
    Trelleborg AB Class B                                         19,046     471,649       0.1%
    Troax Group AB                                                   619      20,921       0.0%
    Victoria Park AB Class B                                       9,440      34,834       0.0%
    Wallenstam AB Class B                                         13,341     124,598       0.0%
    Wihlborgs Fastigheter AB                                       6,577     156,153       0.0%
                                                                         -----------       ---
TOTAL SWEDEN                                                              22,910,583       2.8%
                                                                         -----------       ---
SWITZERLAND -- (4.3%)
    ABB, Ltd.                                                     74,739   1,951,811       0.3%
#   ABB, Ltd. Sponsored ADR                                        6,352     165,978       0.0%
    Adecco Group AG                                               14,263   1,131,588       0.2%
    Allreal Holding AG                                             2,125     355,171       0.1%
*   Alpiq Holding AG                                                 542      34,773       0.0%
    ALSO Holding AG                                                  807     109,240       0.0%
    ams AG                                                         2,344     213,859       0.0%
    APG SGA SA                                                       147      59,551       0.0%
*   Arbonia AG                                                     5,508      96,358       0.0%
#   Aryzta AG                                                      8,514     270,321       0.0%
    Ascom Holding AG                                               3,746      85,752       0.0%
    Autoneum Holding AG                                              555     149,929       0.0%
    Baloise Holding AG                                             5,487     865,065       0.1%
    Bank Cler AG                                                     318      13,484       0.0%
    Banque Cantonale de Geneve                                       242      39,002       0.0%
    Banque Cantonale Vaudoise                                        334     240,161       0.0%
    Belimo Holding AG                                                 45     193,081       0.0%
    Bell Food Group AG                                               180      77,728       0.0%
    Bellevue Group AG                                              1,525      35,452       0.0%
#   Berner Kantonalbank AG                                           570     102,866       0.0%
    BFW Liegenschaften AG                                            476      21,131       0.0%
    BKW AG                                                         1,274      74,468       0.0%
    Bobst Group SA                                                 1,434     153,288       0.0%
    Bossard Holding AG Class A                                     1,313     310,343       0.1%
    Bucher Industries AG                                           1,070     418,660       0.1%
#   Burckhardt Compression Holding AG                                543     161,766       0.0%
    Burkhalter Holding AG                                            390      46,717       0.0%
    Calida Holding AG                                                679      25,184       0.0%
    Carlo Gavazzi Holding AG                                          71      23,714       0.0%
    Cembra Money Bank AG                                           3,237     289,984       0.0%
    Cham Paper Holding AG                                             53      21,502       0.0%
*   Cicor Technologies, Ltd.                                         460      23,691       0.0%
    Cie Financiere Richemont SA                                   14,895   1,373,115       0.2%
    Cie Financiere Tradition SA                                      381      36,265       0.0%
    Clariant AG                                                   36,295     913,179       0.1%
    Coltene Holding AG                                               595      59,053       0.0%
    Conzzeta AG                                                      216     212,180       0.0%
    Credit Suisse Group AG                                        24,957     393,293       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWITZERLAND -- (Continued)
    Credit Suisse Group AG Sponsored ADR                         52,048 $  818,195       0.1%
    Daetwyler Holding AG                                            652    109,336       0.0%
    DKSH Holding AG                                               4,027    337,830       0.1%
    dormakaba Holding AG                                            388    384,032       0.1%
*   Dufry AG                                                      5,116    761,508       0.1%
    EFG International AG                                         16,249    148,696       0.0%
    Emmi AG                                                         356    222,253       0.0%
    EMS-Chemie Holding AG                                           318    208,472       0.0%
    Energiedienst Holding AG                                        346      8,966       0.0%
#*  Evolva Holding SA                                            22,215      7,794       0.0%
    Feintool International Holding AG                               276     32,787       0.0%
    Flughafen Zurich AG                                           3,389    737,025       0.1%
    Forbo Holding AG                                                207    312,975       0.1%
    GAM Holding AG                                               28,584    445,546       0.1%
    Geberit AG                                                    1,255    568,205       0.1%
    Georg Fischer AG                                                865  1,065,740       0.1%
    Givaudan SA                                                     348    777,184       0.1%
    Gurit Holding AG                                                 69     79,348       0.0%
    Helvetia Holding AG                                           1,206    648,326       0.1%
    Hiag Immobilien Holding AG                                      197     22,813       0.0%
#   HOCHDORF Holding AG                                             188     52,236       0.0%
    Huber & Suhner AG                                             2,188    118,478       0.0%
*   Idorsia, Ltd.                                                 3,078     60,661       0.0%
    Implenia AG                                                   2,220    140,226       0.0%
    Inficon Holding AG                                              262    162,730       0.0%
    Interroll Holding AG                                            130    185,837       0.0%
    Intershop Holding AG                                            124     60,899       0.0%
    Julius Baer Group, Ltd.                                      12,519    740,468       0.1%
    Jungfraubahn Holding AG                                         368     46,870       0.0%
    Kardex AG                                                     1,504    179,080       0.0%
    Komax Holding AG                                                476    136,256       0.0%
#   Kudelski SA                                                   5,386     66,133       0.0%
    Kuehne + Nagel International AG                               1,563    273,081       0.0%
    LafargeHolcim, Ltd.                                          13,333    752,846       0.1%
    LEM Holding SA                                                   50     65,430       0.0%
    Liechtensteinische Landesbank AG                              1,560     77,786       0.0%
    Logitech International SA(B18ZRK2)                            5,413    193,565       0.0%
    Logitech International SA(H50430232)                          9,093    325,802       0.1%
    Luzerner Kantonalbank AG                                        432    194,570       0.0%
    MCH Group AG                                                     97      6,587       0.0%
    Metall Zug AG Class B                                            30    115,245       0.0%
#*  Meyer Burger Technology AG                                    9,014     16,807       0.0%
#   Mobilezone Holding AG                                         1,960     24,460       0.0%
    Mobimo Holding AG                                             1,060    267,850       0.0%
    OC Oerlikon Corp. AG                                         33,742    541,324       0.1%
*   Orascom Development Holding AG                                1,275     15,313       0.0%
#   Orell Fuessli Holding AG                                         12      1,482       0.0%
    Orior AG                                                        891     69,684       0.0%
    Partners Group Holding AG                                       732    492,334       0.1%
#   Phoenix Mecano AG                                                82     47,706       0.0%
    Plazza AG Class A                                               139     32,284       0.0%
    PSP Swiss Property AG                                         3,502    308,240       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
SWITZERLAND -- (Continued)
    Rieter Holding AG                                               545 $   127,447       0.0%
    Romande Energie Holding SA                                       13      14,739       0.0%
*   Schaffner Holding AG                                             96      30,486       0.0%
*   Schmolz + Bickenbach AG                                      74,992      69,167       0.0%
    Schweiter Technologies AG                                       167     204,875       0.0%
    SFS Group AG                                                  1,388     164,526       0.0%
    SGS SA                                                          181     446,987       0.1%
    Sonova Holding AG                                             4,752     857,888       0.1%
    St Galler Kantonalbank AG                                       340     153,513       0.0%
    Straumann Holding AG                                            676     471,983       0.1%
    Sulzer AG                                                     2,384     305,408       0.1%
    Sunrise Communications Group AG                               6,561     545,808       0.1%
    Swatch Group AG (The)(7184725)                                1,761     690,213       0.1%
    Swatch Group AG (The)(7184736)                                3,154     237,738       0.0%
    Swiss Life Holding AG                                         1,861     646,826       0.1%
    Swiss Prime Site AG                                           3,431     292,972       0.0%
    Swiss Re AG                                                   8,924     839,840       0.1%
#   Swisscom AG                                                   2,171   1,096,843       0.1%
    Swissquote Group Holding SA                                   1,546      53,704       0.0%
    Tamedia AG                                                      410      56,877       0.0%
    Temenos Group AG                                              5,716     660,035       0.1%
    Thurgauer Kantonalbank                                          103      10,164       0.0%
    u-blox Holding AG                                             1,238     243,073       0.0%
*   UBS Group AG(H42097107)                                      64,464   1,096,533       0.1%
    UBS Group AG(BRJL176)                                        41,411     704,530       0.1%
    Valiant Holding AG                                            2,794     287,616       0.0%
    Valora Holding AG                                               483     154,789       0.0%
#   Vaudoise Assurances Holding SA                                  159      84,256       0.0%
    Vetropack Holding AG                                             27      51,365       0.0%
    Vifor Pharma AG                                               5,018     645,419       0.1%
    Vontobel Holding AG                                           4,826     300,317       0.1%
    VP Bank AG                                                      408      56,049       0.0%
    VZ Holding AG                                                   244      84,303       0.0%
    Walliser Kantonalbank                                            10         943       0.0%
#   Walter Meier AG                                                  85       3,501       0.0%
    Ypsomed Holding AG                                              385      67,029       0.0%
#   Zehnder Group AG                                              1,838      67,434       0.0%
#   Zug Estates Holding AG Class B                                   25      44,004       0.0%
    Zuger Kantonalbank AG                                             9      47,814       0.0%
    Zurich Insurance Group AG                                     5,594   1,707,093       0.2%
                                                                        -----------       ---
TOTAL SWITZERLAND                                                        37,842,111       4.6%
                                                                        -----------       ---
UNITED KINGDOM -- (15.6%)
    3i Group P.L.C.                                              69,950     892,712       0.1%
    4imprint Group P.L.C.                                         1,351      34,495       0.0%
    A.G. Barr P.L.C.                                             19,498     161,616       0.0%
    AA P.L.C.                                                    43,403      98,724       0.0%
    Acacia Mining P.L.C.                                         23,015      55,113       0.0%
    Acal P.L.C.                                                   5,122      21,565       0.0%
    Admiral Group P.L.C.                                         14,935     381,526       0.1%
    Aggreko P.L.C.                                               43,129     536,736       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Air Partner P.L.C.                                             7,429 $   12,328       0.0%
*   Aldermore Group P.L.C.                                         7,681     30,702       0.0%
    Anglo American P.L.C.                                        131,814  2,486,409       0.3%
    Anglo Pacific Group P.L.C.                                    20,199     36,130       0.0%
    Anglo-Eastern Plantations P.L.C.                               2,071     22,688       0.0%
    Antofagasta P.L.C.                                            22,367    283,471       0.0%
    Arrow Global Group P.L.C.                                     19,104    107,606       0.0%
    Ascential P.L.C.                                               3,318     14,841       0.0%
    Ashmore Group P.L.C.                                          56,347    288,096       0.0%
    Ashtead Group P.L.C.                                          49,049  1,263,478       0.2%
    Associated British Foods P.L.C.                                6,376    282,197       0.0%
    Auto Trader Group P.L.C.                                      64,141    291,669       0.0%
    AVEVA Group P.L.C.                                             6,407    214,651       0.0%
    Aviva P.L.C.                                                 228,035  1,529,755       0.2%
    Avon Rubber P.L.C.                                             2,375     30,873       0.0%
    B&M European Value Retail SA                                 129,775    684,769       0.1%
    Balfour Beatty P.L.C.                                         18,883     68,694       0.0%
    Barclays P.L.C.                                               58,005    143,140       0.0%
    Barclays P.L.C. Sponsored ADR                                101,031    994,145       0.1%
    Barratt Developments P.L.C.                                   80,126    696,681       0.1%
    BBA Aviation P.L.C.                                          112,771    476,419       0.1%
    Beazley P.L.C.                                                74,609    500,491       0.1%
    Bellway P.L.C.                                                22,291  1,080,797       0.1%
    Berkeley Group Holdings P.L.C.                                18,632    925,835       0.1%
    BGEO Group P.L.C.                                              4,246    200,509       0.0%
    BHP Billiton P.L.C.                                           12,358    223,749       0.0%
    BHP Billiton P.L.C. ADR                                       48,655  1,767,150       0.2%
    Bloomsbury Publishing P.L.C.                                   4,964     10,813       0.0%
    Bodycote P.L.C.                                               30,068    373,982       0.1%
    Bovis Homes Group P.L.C.                                      17,549    274,153       0.0%
    BP P.L.C.                                                    218,392  1,481,278       0.2%
    BP P.L.C. Sponsored ADR                                       67,492  2,744,895       0.3%
    Braemar Shipping Services P.L.C.                               2,799     11,474       0.0%
    Brewin Dolphin Holdings P.L.C.                                54,466    255,684       0.0%
    Britvic P.L.C.                                                32,914    330,834       0.0%
    BT Group P.L.C.                                              193,108    665,359       0.1%
#   BT Group P.L.C. Sponsored ADR                                  1,608     28,156       0.0%
*   BTG P.L.C.                                                    13,632    136,464       0.0%
    Bunzl P.L.C.                                                  10,423    324,682       0.0%
    Burberry Group P.L.C.                                         31,082    785,051       0.1%
*   Cairn Energy P.L.C.                                          103,213    289,841       0.0%
    Cambian Group P.L.C.                                          11,850     30,532       0.0%
    Capita P.L.C.                                                 51,395    357,916       0.1%
    Capital & Counties Properties P.L.C.                          59,333    209,817       0.0%
*   Carclo P.L.C.                                                  7,329     12,921       0.0%
    Card Factory P.L.C.                                           31,813    132,677       0.0%
#   Carillion P.L.C.                                              52,504     31,706       0.0%
    Carnival P.L.C.                                                1,660    109,441       0.0%
    Carnival P.L.C. ADR                                            5,689    379,684       0.1%
*   Carpetright P.L.C.                                               246        542       0.0%
    Centamin P.L.C.                                              184,125    340,770       0.1%
    Centrica P.L.C.                                              269,114    606,897       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
UNITED KINGDOM -- (Continued)
    Chesnara P.L.C.                                                4,390 $ 22,445       0.0%
    Cineworld Group P.L.C.                                        30,823  271,949       0.0%
*   Circassia Pharmaceuticals P.L.C.                              29,532   32,751       0.0%
    Clarkson P.L.C.                                                1,911   74,495       0.0%
    Clipper Logistics P.L.C.                                       3,651   21,110       0.0%
    Close Brothers Group P.L.C.                                   26,399  486,883       0.1%
    CLS Holdings P.L.C.                                           17,977   52,812       0.0%
    CMC Markets P.L.C.                                            11,155   23,560       0.0%
*   Cobham P.L.C.                                                298,498  550,918       0.1%
    Coca-Cola HBC AG                                              13,883  469,206       0.1%
    Communisis P.L.C.                                             36,195   25,966       0.0%
    Compass Group P.L.C.                                          26,460  580,907       0.1%
    Computacenter P.L.C.                                          10,772  142,317       0.0%
    Connect Group P.L.C.                                          18,166   26,601       0.0%
    Consort Medical P.L.C.                                         5,275   77,743       0.0%
    Costain Group P.L.C.                                          23,474  134,606       0.0%
*   Countrywide P.L.C.                                            18,971   31,427       0.0%
    Cranswick P.L.C.                                               7,491  306,429       0.0%
    Crest Nicholson Holdings P.L.C.                               43,619  328,227       0.0%
    Croda International P.L.C.                                     9,413  523,119       0.1%
*   CYBG P.L.C.                                                   34,591  144,679       0.0%
    Daejan Holdings P.L.C.                                           554   45,598       0.0%
    Daily Mail & General Trust P.L.C.                             10,942  100,774       0.0%
    Dairy Crest Group P.L.C.                                      19,989  161,156       0.0%
    DCC P.L.C.                                                     6,235  591,286       0.1%
    De La Rue P.L.C.                                              12,322  114,503       0.0%
    Debenhams P.L.C.                                             140,138   81,420       0.0%
    Dechra Pharmaceuticals P.L.C.                                  6,542  178,650       0.0%
    Devro P.L.C.                                                  34,844  112,614       0.0%
*   Dialight P.L.C.                                                2,572   21,871       0.0%
    Dignity P.L.C.                                                 5,002  161,029       0.0%
    Diploma P.L.C.                                                22,302  319,404       0.0%
    Direct Line Insurance Group P.L.C.                           185,365  914,874       0.1%
    Dixons Carphone P.L.C.                                       119,812  275,965       0.0%
    Domino's Pizza Group P.L.C.                                   48,143  214,629       0.0%
    Drax Group P.L.C.                                             73,529  271,274       0.0%
    DS Smith P.L.C.                                              102,236  707,059       0.1%
    Dunelm Group P.L.C.                                           10,664  103,693       0.0%
    easyJet P.L.C.                                                19,216  341,754       0.1%
    Electrocomponents P.L.C.                                      61,471  566,948       0.1%
    Elementis P.L.C.                                              65,132  245,957       0.0%
*   EnQuest P.L.C.                                               142,691   48,841       0.0%
    Entertainment One, Ltd.                                       15,464   58,008       0.0%
    esure Group P.L.C.                                            56,417  201,262       0.0%
    Euromoney Institutional Investor P.L.C.                        3,971   60,913       0.0%
    Evraz P.L.C.                                                  44,279  169,709       0.0%
    Experian P.L.C.                                               32,293  680,358       0.1%
    Fenner P.L.C.                                                 20,892   95,689       0.0%
    Ferguson P.L.C.                                               10,123  707,887       0.1%
    Ferrexpo P.L.C.                                               66,496  224,468       0.0%
    Fidessa Group P.L.C.                                           8,391  253,719       0.0%
*   Findel P.L.C.                                                  3,077    6,970       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
*   Firstgroup P.L.C.                                            204,488 $  298,728       0.0%
    Foxtons Group P.L.C.                                          38,161     40,090       0.0%
    Fresnillo P.L.C.                                              10,219    176,730       0.0%
    G4S P.L.C.                                                   196,923    734,803       0.1%
    Galliford Try P.L.C.                                           8,548    138,523       0.0%
    Games Workshop Group P.L.C.                                    2,440     73,534       0.0%
*   Gem Diamonds, Ltd.                                            15,725     16,706       0.0%
    Genus P.L.C.                                                   5,542    173,076       0.0%
    GKN P.L.C.                                                   179,485    756,503       0.1%
    Glencore P.L.C.                                              324,033  1,562,876       0.2%
    Go-Ahead Group P.L.C.                                          5,374    126,335       0.0%
    Gocompare.Com Group P.L.C.                                    39,443     53,331       0.0%
    Grafton Group P.L.C.                                          27,545    300,944       0.0%
    Grainger P.L.C.                                               48,412    179,042       0.0%
    Greencore Group P.L.C.                                        64,832    165,990       0.0%
    Greggs P.L.C.                                                 24,273    410,688       0.1%
*   Gulf Keystone Petroleum, Ltd.                                  7,267     10,061       0.0%
    Gulf Marine Services P.L.C.                                    4,251      3,038       0.0%
    Halfords Group P.L.C.                                         32,123    140,980       0.0%
    Halma P.L.C.                                                  39,042    612,603       0.1%
    Hargreaves Lansdown P.L.C.                                    11,431    240,122       0.0%
    Hastings Group Holdings P.L.C.                                11,350     47,477       0.0%
    Hays P.L.C.                                                  295,258    730,892       0.1%
    Headlam Group P.L.C.                                           3,568     27,963       0.0%
    Helical P.L.C.                                                19,601     80,121       0.0%
    Henry Boot P.L.C.                                              3,282     13,997       0.0%
    Hill & Smith Holdings P.L.C.                                  16,263    285,705       0.0%
    Hilton Food Group P.L.C.                                       3,917     46,462       0.0%
    Hiscox, Ltd.                                                  28,931    548,610       0.1%
    Hochschild Mining P.L.C.                                      57,759    169,090       0.0%
    HomeServe P.L.C.                                              41,536    472,280       0.1%
    Howden Joinery Group P.L.C.                                  133,974    729,613       0.1%
    HSBC Holdings P.L.C.                                          18,391    179,590       0.0%
    HSBC Holdings P.L.C. Sponsored ADR                           112,830  5,502,719       0.7%
*   Hunting P.L.C.                                                23,017    160,245       0.0%
    Huntsworth P.L.C.                                             16,294     17,306       0.0%
    Ibstock P.L.C.                                                56,943    187,642       0.0%
    IG Group Holdings P.L.C.                                      65,895    571,789       0.1%
*   Imagination Technologies Group P.L.C.                         15,921     38,179       0.0%
    IMI P.L.C.                                                    40,653    659,622       0.1%
    Inchcape P.L.C.                                               65,432    679,175       0.1%
*   Indivior P.L.C.                                               65,004    320,774       0.0%
    Informa P.L.C.                                                79,512    735,977       0.1%
    Inmarsat P.L.C.                                               89,937    741,846       0.1%
    InterContinental Hotels Group P.L.C.                           5,167    286,277       0.0%
#   InterContinental Hotels Group P.L.C. ADR                       6,582    365,889       0.1%
    Intermediate Capital Group P.L.C.                             28,742    371,131       0.1%
    International Consolidated Airlines Group SA                  73,944    624,521       0.1%
    International Personal Finance P.L.C.                          6,878     18,434       0.0%
    Interserve P.L.C.                                             23,777     23,037       0.0%
    Intertek Group P.L.C.                                         12,013    865,429       0.1%
    Investec P.L.C.                                               54,495    372,888       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
*   IP Group P.L.C.                                                 46,874 $   92,074       0.0%
    ITE Group P.L.C.                                                49,582    117,057       0.0%
    ITV P.L.C.                                                     143,823    314,384       0.0%
    IWG P.L.C.                                                     116,110    332,199       0.1%
    J Sainsbury P.L.C.                                             160,464    516,730       0.1%
    James Fisher & Sons P.L.C.                                       9,583    197,650       0.0%
    Jardine Lloyd Thompson Group P.L.C.                             18,475    319,768       0.0%
    JD Sports Fashion P.L.C.                                        71,389    339,018       0.1%
    John Laing Group P.L.C.                                          3,859     14,629       0.0%
    John Menzies P.L.C.                                             18,029    167,538       0.0%
    John Wood Group P.L.C.                                          65,206    616,573       0.1%
    Johnson Matthey P.L.C.                                          17,096    767,532       0.1%
    Jupiter Fund Management P.L.C.                                  77,421    610,889       0.1%
*   Just Eat P.L.C.                                                 11,579    119,959       0.0%
    Just Group P.L.C.                                               35,120     71,887       0.0%
*   KAZ Minerals P.L.C.                                             45,328    489,430       0.1%
    KCOM Group P.L.C.                                              116,522    166,318       0.0%
    Keller Group P.L.C.                                             12,628    157,095       0.0%
    Kier Group P.L.C.                                                9,954    137,410       0.0%
    Kingfisher P.L.C.                                              123,529    513,588       0.1%
    Laird P.L.C.                                                    54,148    117,255       0.0%
*   Lamprell P.L.C.                                                 41,997     41,274       0.0%
    Lancashire Holdings, Ltd.                                       20,642    205,965       0.0%
    Laura Ashley Holdings P.L.C.                                    59,628      6,294       0.0%
    Legal & General Group P.L.C.                                   340,235  1,206,327       0.2%
*   Liberty Global P.L.C. Class A                                    3,806    117,414       0.0%
*   Liberty Global P.L.C. Series C                                   9,330    278,874       0.0%
#*  Liberty Global P.L.C. LiLAC Class A                                510     11,077       0.0%
*   Liberty Global P.L.C. LiLAC Class C                              1,254     27,597       0.0%
    Lloyds Banking Group P.L.C.                                  1,211,840  1,098,449       0.1%
#   Lloyds Banking Group P.L.C. ADR                                310,936  1,147,354       0.1%
    London Stock Exchange Group P.L.C.                               6,972    348,188       0.1%
*   Lonmin P.L.C.                                                   14,920     19,915       0.0%
    Lookers P.L.C.                                                  48,675     67,813       0.0%
    Low & Bonar P.L.C.                                              25,791     23,627       0.0%
    LSL Property Services P.L.C.                                     6,199     19,244       0.0%
    Man Group P.L.C.                                               142,949    367,604       0.1%
    Marks & Spencer Group P.L.C.                                   205,891    941,002       0.1%
    Marshalls P.L.C.                                                40,105    254,019       0.0%
    McBride P.L.C                                                1,290,964      1,715       0.0%
    McBride P.L.C.                                                  44,516    127,102       0.0%
    McColl's Retail Group P.L.C.                                     4,154     15,765       0.0%
    Mears Group P.L.C.                                              12,378     74,504       0.0%
    Meggitt P.L.C.                                                 102,691    706,927       0.1%
    Melrose Industries P.L.C.                                      230,653    673,703       0.1%
    Merlin Entertainments P.L.C.                                    64,135    322,618       0.0%
    Micro Focus International P.L.C.                                19,954    700,867       0.1%
    Millennium & Copthorne Hotels P.L.C.                            19,124    153,657       0.0%
    Mitie Group P.L.C.                                              49,951    157,182       0.0%
    Mondi P.L.C.                                                    11,107    268,614       0.0%
    Moneysupermarket.com Group P.L.C.                               66,769    288,080       0.0%
    Morgan Advanced Materials P.L.C.                                47,500    198,101       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Morgan Sindall Group P.L.C.                                    3,994 $   76,652       0.0%
*   Mothercare P.L.C.                                             18,334     23,627       0.0%
    N Brown Group P.L.C.                                          16,501     66,027       0.0%
    National Express Group P.L.C.                                 77,708    379,339       0.1%
    National Grid P.L.C.                                           2,232     26,869       0.0%
    National Grid P.L.C. Sponsored ADR                             8,450    515,863       0.1%
    NCC Group P.L.C.                                              20,594     62,892       0.0%
    NEX Group P.L.C.                                              34,509    290,415       0.0%
    Next P.L.C.                                                    4,890    319,643       0.0%
    Non-Standard Finance P.L.C.                                   12,954     13,059       0.0%
    Norcros P.L.C.                                                 6,916     16,259       0.0%
    Northgate P.L.C.                                              24,189    143,851       0.0%
#*  Ocado Group P.L.C.                                            51,505    196,779       0.0%
    Old Mutual P.L.C.                                            314,563    797,961       0.1%
    On the Beach Group P.L.C.                                      5,178     28,344       0.0%
    OneSavings Bank P.L.C.                                        26,799    144,240       0.0%
*   Ophir Energy P.L.C.                                          122,192    105,879       0.0%
    Oxford Instruments P.L.C.                                      6,791     85,693       0.0%
    Pagegroup P.L.C.                                              56,199    349,085       0.1%
    Paragon Banking Group P.L.C.                                  44,147    278,610       0.0%
    PayPoint P.L.C.                                                8,942    109,060       0.0%
*   Paysafe Group P.L.C.                                          66,336    516,343       0.1%
    Pearson P.L.C.                                                53,758    501,973       0.1%
#   Pearson P.L.C. Sponsored ADR                                  25,110    233,021       0.0%
    Pendragon P.L.C.                                             248,241     83,199       0.0%
    Pennon Group P.L.C.                                           41,552    438,232       0.1%
    Persimmon P.L.C.                                              32,656  1,215,312       0.2%
*   Petra Diamonds, Ltd.                                          87,614     89,571       0.0%
    Petrofac, Ltd.                                                24,317    135,471       0.0%
*   Petropavlovsk P.L.C.                                         321,040     34,167       0.0%
    Pets at Home Group P.L.C.                                     50,486    118,110       0.0%
    Phoenix Group Holdings                                        40,758    409,676       0.1%
    Photo-Me International P.L.C.                                 57,196    136,139       0.0%
    Polypipe Group P.L.C.                                         37,615    206,238       0.0%
    Porvair P.L.C.                                                 1,400      8,733       0.0%
*   Premier Foods P.L.C.                                         108,282     56,388       0.0%
#*  Premier Oil P.L.C.                                            89,436     80,877       0.0%
    Provident Financial P.L.C.                                    14,397    178,181       0.0%
    Prudential P.L.C. ADR                                         30,236  1,482,471       0.2%
    PZ Cussons P.L.C.                                             13,673     60,011       0.0%
    Randgold Resources, Ltd.                                       5,206    511,582       0.1%
    Rathbone Brothers P.L.C.                                       3,926    133,579       0.0%
*   Raven Russia, Ltd.                                            20,145     13,200       0.0%
    Redrow P.L.C.                                                 39,033    337,538       0.1%
#   RELX P.L.C. Sponsored ADR                                     28,757    672,626       0.1%
    Renewi P.L.C.                                                 74,274    102,374       0.0%
    Renishaw P.L.C.                                                4,959    326,241       0.0%
*   Renold P.L.C.                                                  9,728      5,656       0.0%
    Rentokil Initial P.L.C.                                      127,498    568,558       0.1%
    Ricardo P.L.C.                                                 7,238     78,618       0.0%
    Rightmove P.L.C.                                              11,983    661,084       0.1%
#   Rio Tinto P.L.C. Sponsored ADR                                62,049  2,974,009       0.4%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                  SHARES    VALUE++   OF NET ASSETS**
                                                                 --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Robert Walters P.L.C.                                            3,039 $   25,076       0.0%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)                         5,746,642      7,632       0.0%
    Rolls-Royce Holdings P.L.C.(B63H849)                           124,927  1,614,429       0.2%
    Rotork P.L.C.                                                  155,778    543,596       0.1%
*   Royal Bank of Scotland Group P.L.C.                              7,006     26,318       0.0%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR               47,187    358,149       0.1%
    Royal Dutch Shell P.L.C. Class A                                62,189  1,957,707       0.2%
    Royal Dutch Shell P.L.C. Class B                                13,291    427,940       0.1%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A                 56,532  3,563,212       0.4%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B                 53,132  3,472,707       0.4%
    Royal Mail P.L.C.                                               86,344    429,056       0.1%
    RPC Group P.L.C.                                                53,004    663,317       0.1%
    RPS Group P.L.C.                                                25,396     99,224       0.0%
    RSA Insurance Group P.L.C.                                      91,908    767,462       0.1%
    Saga P.L.C.                                                    109,442    277,753       0.0%
    Sage Group P.L.C. (The)                                         37,789    374,058       0.1%
    Savills P.L.C.                                                  29,422    364,481       0.1%
    Schroders P.L.C.(0239581)                                        2,285     76,413       0.0%
    Schroders P.L.C.(0240549)                                        9,717    450,838       0.1%
    SDL P.L.C.                                                       5,135     36,695       0.0%
    Senior P.L.C.                                                   64,178    245,797       0.0%
*   Serco Group P.L.C.                                              49,846     77,204       0.0%
    Servelec Group P.L.C.                                            2,347      8,254       0.0%
    Severfield P.L.C.                                               33,709     29,207       0.0%
    Severn Trent P.L.C.                                             13,271    372,111       0.1%
    SIG P.L.C.                                                      71,621    164,037       0.0%
*   Sky P.L.C.                                                      38,048    476,523       0.1%
    Smith & Nephew P.L.C.                                           35,658    672,566       0.1%
    Smith & Nephew P.L.C. Sponsored ADR                                750     28,695       0.0%
    Smiths Group P.L.C.                                             37,001    772,059       0.1%
    Soco International P.L.C.                                       27,557     42,644       0.0%
    Softcat P.L.C.                                                   4,592     32,731       0.0%
    Spectris P.L.C.                                                 17,283    587,595       0.1%
    Speedy Hire P.L.C.                                              39,882     29,287       0.0%
    Spirax-Sarco Engineering P.L.C.                                  7,791    584,607       0.1%
    Spirent Communications P.L.C.                                   46,293     60,731       0.0%
*   Sports Direct International P.L.C.                              38,872    204,161       0.0%
    SSE P.L.C.                                                      80,773  1,483,469       0.2%
    SSP Group P.L.C.                                                57,543    446,884       0.1%
    St James's Place P.L.C.                                         44,862    701,189       0.1%
    St. Ives P.L.C.                                                 15,072     14,717       0.0%
    St. Modwen Properties P.L.C.                                    33,164    167,607       0.0%
    Stagecoach Group P.L.C.                                         46,868    103,816       0.0%
*   Standard Chartered P.L.C.                                      194,309  1,935,292       0.2%
    Standard Life Aberdeen P.L.C.                                  172,744    985,717       0.1%
    Sthree P.L.C.                                                   11,419     53,845       0.0%
    Stobart Group, Ltd.                                              6,398     24,015       0.0%
    SuperGroup P.L.C.                                                7,191    177,064       0.0%
    Synthomer P.L.C.                                                59,816    388,961       0.1%
#   TalkTalk Telecom Group P.L.C.                                   66,529    188,663       0.0%
    Tarsus Group P.L.C.                                              5,195     21,216       0.0%
    Tate & Lyle P.L.C.                                              84,363    724,701       0.1%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES    VALUE++    OF NET ASSETS**
                                                                 ------- ------------ ---------------
UNITED KINGDOM -- (Continued)
    Taylor Wimpey P.L.C.                                         459,026 $  1,216,455       0.2%
    Ted Baker P.L.C.                                               5,139      189,111       0.0%
    Telecom Plus P.L.C.                                           12,067      195,506       0.0%
    Tesco P.L.C.                                                 606,926    1,462,441       0.2%
    Thomas Cook Group P.L.C.                                     265,125      421,830       0.1%
    Topps Tiles P.L.C.                                            21,095       19,545       0.0%
    TP ICAP P.L.C.                                                48,564      351,128       0.1%
    Travis Perkins P.L.C.                                         22,382      451,824       0.1%
    Trifast P.L.C.                                                 6,091       17,806       0.0%
    Trinity Mirror P.L.C.                                         54,313       60,931       0.0%
    TT Electronics P.L.C.                                         17,113       50,743       0.0%
    TUI AG(5666292)                                               17,393      314,885       0.0%
    TUI AG(B11LJN4)                                               20,624      372,492       0.1%
*   Tullow Oil P.L.C.                                            130,210      315,063       0.0%
    U & I Group P.L.C.                                            17,786       43,625       0.0%
    UBM P.L.C.                                                    25,266      236,035       0.0%
    UDG Healthcare P.L.C.                                         13,450      165,147       0.0%
    Unilever P.L.C.                                                3,266      185,097       0.0%
    Unilever P.L.C. Sponsored ADR                                 33,461    1,895,566       0.2%
    United Utilities Group P.L.C.                                 34,594      382,734       0.1%
*   Vectura Group P.L.C.                                          50,294       66,780       0.0%
    Vedanta Resources P.L.C.                                       7,796       91,935       0.0%
    Vesuvius P.L.C.                                               23,467      183,079       0.0%
    Victrex P.L.C.                                                15,473      492,674       0.1%
    Virgin Money Holdings UK P.L.C.                               31,346      121,427       0.0%
    Vitec Group P.L.C. (The)                                         435        6,508       0.0%
    Vodafone Group P.L.C.                                        941,613    2,693,331       0.3%
    Weir Group P.L.C. (The)                                        4,689      121,561       0.0%
    WH Smith P.L.C.                                               13,676      371,819       0.1%
    Whitbread P.L.C.                                               7,172      351,761       0.1%
    Wincanton P.L.C.                                               8,819       29,287       0.0%
*   Wizz Air Holdings P.L.C.                                       2,207       96,004       0.0%
    WM Morrison Supermarkets P.L.C.                              288,035      857,549       0.1%
    Worldpay Group P.L.C.                                         79,989      431,190       0.1%
    WPP P.L.C.                                                    64,405    1,138,630       0.1%
    Xaar P.L.C.                                                    5,723       37,276       0.0%
    XP Power, Ltd.                                                   695       32,299       0.0%
    ZPG P.L.C.                                                    25,929      120,537       0.0%
                                                                         ------------      ----
TOTAL UNITED KINGDOM                                                      136,603,363      16.5%
                                                                         ------------      ----
TOTAL COMMON STOCKS                                                       819,371,860      98.8%
                                                                         ------------      ----
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
    Biotest AG                                                     1,499       39,589       0.0%
    Draegerwerk AG & Co. KGaA                                      1,034      118,825       0.0%
    Fuchs Petrolub SE                                              4,354      245,184       0.1%
    Henkel AG & Co. KGaA                                             894      125,532       0.0%
    Jungheinrich AG                                               10,806      492,127       0.1%
    Sartorius AG                                                   2,083      194,503       0.0%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                   SHARES     VALUE++    OF NET ASSETS**
                                                                  --------- ------------ ---------------
GERMANY -- (Continued)
     STO SE & Co. KGaA                                                  292 $     44,029        0.0%
                                                                            ------------      -----
TOTAL GERMANY                                                                  1,259,789        0.2%
                                                                            ------------      -----
TOTAL PREFERRED STOCKS                                                         1,259,789        0.2%
                                                                            ------------      -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*    Nufarm, Ltd. Rights 11/15/17                                     6,901        8,979        0.0%
                                                                            ------------      -----
FRANCE -- (0.0%)
*    Maurel et prom Rights 12/31/00                                  16,911           --        0.0%
                                                                            ------------      -----
ISRAEL -- (0.0%)
*    AIirport City, Ltd. Rights 10/30/17                                 --            2        0.0%
                                                                            ------------      -----
SPAIN -- (0.0%)
*    Banco Santander SA Rights 11/01/17                             493,775       23,582        0.0%
*    Ferrovial SA Rights 11/13/17                                    17,905        8,614        0.0%
*    Liberbank SA Rights 11/10/17                                    43,582       15,687        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17                  8,742        3,584        0.0%
                                                                            ------------      -----
TOTAL SPAIN                                                                       51,467        0.0%
                                                                            ------------      -----
SWITZERLAND -- (0.0%)
*    Evolva Holding, Ltd. Rights 11/08/17                            22,215        1,336        0.0%
                                                                            ------------      -----
TOTAL RIGHTS/WARRANTS                                                             61,784        0.0%
                                                                            ------------      -----
TOTAL INVESTMENT SECURITIES                                                  820,693,433
                                                                            ------------

                                                                              VALUE+
                                                                            ------------
SECURITIES LENDING COLLATERAL -- (6.2%)
(S)@ DFA Short Term Investment Fund                               4,659,142   53,910,930        6.5%
                                                                            ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $746,050,786)                           $874,604,363      105.5%
                                                                            ============      =====

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------
                                  LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                ------------ ------------ ------- ------------
 Common Stocks
    Australia                   $     39,722 $ 49,916,302   --    $ 49,956,024
    Austria                               --    6,318,848   --       6,318,848
    Belgium                           24,215   11,481,674   --      11,505,889
    Canada                        78,986,697           --   --      78,986,697
    Denmark                          221,783   11,678,986   --      11,900,769
    Finland                               --   13,069,551   --      13,069,551
    France                           178,471   64,075,136   --      64,253,607
    Germany                        1,618,072   53,153,835   --      54,771,907
    Hong Kong                             --   25,456,771   --      25,456,771
    Ireland                        1,437,241    4,079,852   --       5,517,093
    Israel                           245,239    5,670,451   --       5,915,690
    Italy                            645,437   25,133,397   --      25,778,834
    Japan                             25,818  197,126,881   --     197,152,699
    Netherlands                    2,511,976   20,252,357   --      22,764,333
    New Zealand                           --    3,906,022   --       3,906,022
    Norway                            62,981    7,781,256   --       7,844,237
    Portugal                              --    2,839,269   --       2,839,269
    Singapore                             --   10,885,681   --      10,885,681
    Spain                             22,517   23,169,365   --      23,191,882
    Sweden                                --   22,910,583   --      22,910,583
    Switzerland                    2,406,508   35,435,603   --      37,842,111
    United Kingdom                28,561,273  108,042,090   --     136,603,363
 Preferred Stocks
    Germany                               --    1,259,789   --       1,259,789
 Rights/Warrants
    Australia                             --        8,979   --           8,979
    Israel                                --            2   --               2
    Spain                                 --       51,467   --          51,467
    Switzerland                           --        1,336   --           1,336
 Securities Lending Collateral            --   53,910,930   --      53,910,930
                                ------------ ------------   --    ------------
 TOTAL                          $116,987,950 $757,616,413   --    $874,604,363
                                ============ ============   ==    ============

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                     SHARES   VALUE++   OF NET ASSETS**
                                                                     ------- ---------- ---------------
COMMON STOCKS -- (94.6%)
BRAZIL -- (5.4%)
    AES Tiete Energia SA(BZ8W2L7)                                    129,215 $  511,520       0.0%
    AES Tiete Energia SA(BZ8W2J5)                                         60         47       0.0%
*   Aliansce Shopping Centers SA                                      43,175    231,495       0.0%
    Alupar Investimento SA                                            55,725    307,473       0.0%
    Arezzo Industria e Comercio SA                                    23,528    363,568       0.0%
*   B2W Cia Digital                                                   76,529    496,655       0.0%
    B3 SA - Brasil Bolsa Balcao                                      202,610  1,480,261       0.1%
    Banco Bradesco SA                                                206,866  2,072,897       0.2%
    Banco do Brasil SA                                                95,974  1,010,407       0.1%
    Banco Santander Brasil SA                                         43,132    377,222       0.0%
    BB Seguridade Participacoes SA                                   100,848    854,864       0.1%
    BR Malls Participacoes SA                                        251,537    974,991       0.1%
    BR Properties SA                                                  11,500     36,701       0.0%
*   Brasil Brokers Participacoes SA                                  141,805     48,117       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas             20,100     78,218       0.0%
    Braskem SA Sponsored ADR                                          37,519  1,199,482       0.1%
*   BRF SA                                                            47,569    643,453       0.1%
    CCR SA                                                           398,403  2,216,530       0.2%
*   Centrais Eletricas Brasileiras SA                                 34,182    230,402       0.0%
    Cia de Locacao das Americas                                       10,400     52,202       0.0%
    Cia de Saneamento Basico do Estado de Sao Paulo                   88,836    809,254       0.1%
    Cia de Saneamento Basico do Estado de Sao Paulo ADR               37,154    338,845       0.0%
    Cia de Saneamento de Minas Gerais-COPASA                          35,720    430,217       0.0%
    Cia Energetica de Minas Gerais                                    32,409     72,321       0.0%
    Cia Hering                                                        64,458    575,360       0.1%
    Cia Paranaense de Energia                                          9,100     59,752       0.0%
*   Cia Siderurgica Nacional SA                                       73,600    189,664       0.0%
#*  Cia Siderurgica Nacional SA Sponsored ADR                        356,608    902,218       0.1%
    Cielo SA                                                         270,550  1,850,917       0.1%
*   Construtora Tenda SA                                              12,198     63,762       0.0%
*   Cosan Logistica SA(BF0KYP7)                                       16,791     47,735       0.0%
*   Cosan Logistica SA(BR17H74)                                       64,837    185,315       0.0%
    Cosan SA Industria e Comercio                                     26,177    299,275       0.0%
    CPFL Energia SA                                                   76,683    644,631       0.1%
    CSU Cardsystem SA                                                  5,500     17,738       0.0%
    CVC Brasil Operadora e Agencia de Viagens SA                      35,000    462,202       0.0%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes          155,900    610,008       0.1%
    Cyrela Commercial Properties SA Empreendimentos e Participacoes    2,400      5,543       0.0%
*   Direcional Engenharia SA                                          52,200     93,348       0.0%
    Duratex SA                                                       183,395    535,951       0.0%
    EcoRodovias Infraestrutura e Logistica SA                        151,036    563,274       0.1%
    EDP - Energias do Brasil SA                                      127,012    559,097       0.1%
    Embraer SA Sponsored ADR                                          60,564  1,159,195       0.1%
    Energisa SA                                                        8,500     64,231       0.0%
    Engie Brasil Energia SA                                           58,349    638,552       0.1%
    Equatorial Energia SA                                            100,663  1,877,065       0.1%
    Estacio Participacoes SA                                         204,879  1,836,915       0.1%
*   Eternit SA                                                        66,332     21,899       0.0%
*   Even Construtora e Incorporadora SA                              105,800    174,646       0.0%
    Ez Tec Empreendimentos e Participacoes SA                         29,981    197,044       0.0%
    Fibria Celulose SA                                                88,437  1,414,970       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                         SHARES   VALUE++   OF NET ASSETS**
                                                         ------- ---------- ---------------
BRAZIL -- (Continued)
    Fibria Celulose SA Sponsored ADR                      24,329 $  387,804       0.0%
    Fleury SA                                             48,860    431,350       0.0%
    GAEC Educacao SA                                      15,000    111,882       0.0%
*   Gafisa SA                                              9,783     44,259       0.0%
    Gafisa SA ADR                                          3,249     29,566       0.0%
    Gerdau SA                                             56,767    188,107       0.0%
    Gerdau SA Sponsored ADR                              320,990  1,062,477       0.1%
#*  Gol Linhas Aereas Inteligentes SA ADR                  9,263    196,190       0.0%
    Grendene SA                                           15,300    128,665       0.0%
    Guararapes Confeccoes SA                               3,206    153,376       0.0%
*   Helbor Empreendimentos SA                             98,717     62,164       0.0%
    Hypermarcas SA                                        51,661    540,093       0.1%
    Iguatemi Empresa de Shopping Centers SA               18,604    218,837       0.0%
    International Meal Co. Alimentacao SA                104,400    330,309       0.0%
    Iochpe Maxion SA                                      61,100    418,191       0.0%
    Itau Unibanco Holding SA                              96,893  1,137,966       0.1%
    JBS SA                                               329,035    758,391       0.1%
*   JHSF Participacoes SA                                 99,000     66,882       0.0%
*   JSL SA                                                45,100    127,939       0.0%
*   Kepler Weber SA                                        9,972     68,069       0.0%
    Klabin SA                                            139,153    803,959       0.1%
    Kroton Educacional SA                                176,223    969,111       0.1%
*   Light SA                                              47,598    265,977       0.0%
    Linx SA                                               32,400    203,831       0.0%
    Localiza Rent a Car SA                                66,098  1,169,288       0.1%
    Lojas Americanas SA                                   21,588     94,435       0.0%
    Lojas Renner SA                                      293,596  3,094,547       0.2%
*   LPS Brasil Consultoria de Imoveis SA                  10,900     18,826       0.0%
    M Dias Branco SA                                      32,400    476,893       0.0%
    Magnesita Refratarios SA                              24,615    346,134       0.0%
    Mahle-Metal Leve SA                                   11,037     72,370       0.0%
    Marcopolo SA                                          48,300     48,576       0.0%
*   Marfrig Global Foods SA                               93,511    183,803       0.0%
*   Marisa Lojas SA                                       20,771     49,843       0.0%
*   Mills Estruturas e Servicos de Engenharia SA          69,900     91,454       0.0%
    Minerva SA                                            22,317     78,454       0.0%
    MRV Engenharia e Participacoes SA                    170,559    659,546       0.1%
    Multiplan Empreendimentos Imobiliarios SA             12,046    263,286       0.0%
    Multiplus SA                                          28,500    331,061       0.0%
    Natura Cosmeticos SA                                  90,600    857,727       0.1%
    Odontoprev SA                                        160,832    773,850       0.1%
*   Paranapanema SA                                       42,514     19,234       0.0%
*   Petro Rio SA                                           4,500     78,079       0.0%
*   Petroleo Brasileiro SA                               276,011  1,469,786       0.1%
*   Petroleo Brasileiro SA Sponsored ADR                 205,156  2,184,911       0.2%
    Porto Seguro SA                                       54,208    591,743       0.1%
    Portobello SA                                         54,700     96,983       0.0%
*   Profarma Distribuidora de Produtos Farmaceuticos SA    7,400     18,527       0.0%
*   Prumo Logistica SA                                    41,000    139,495       0.0%
    QGEP Participacoes SA                                 55,700    143,877       0.0%
    Qualicorp SA                                         157,933  1,689,743       0.1%
    Raia Drogasil SA                                      76,914  1,838,854       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                     SHARES     VALUE++   OF NET ASSETS**
                                                                    --------- ----------- ---------------
BRAZIL -- (Continued)
*   Restoque Comercio e Confeccoes de Roupas SA                         6,886 $    92,278       0.0%
*   Rodobens Negocios Imobiliarios SA                                   8,300      14,285       0.0%
*   Rumo SA                                                           119,883     465,414       0.0%
*   Santos Brasil Participacoes SA                                    128,300     137,270       0.0%
    Sao Carlos Empreendimentos e Participacoes SA                       8,400     104,817       0.0%
    Sao Martinho SA                                                   104,731     589,398       0.1%
    Ser Educacional SA(BFH4PZ9)                                        35,300     332,897       0.0%
*   Ser Educacional SA(BF0GX81)                                         3,985      37,763       0.0%
    SLC Agricola SA                                                    34,300     230,673       0.0%
    Smiles Fidelidade SA                                               34,000     888,638       0.1%
    Sonae Sierra Brasil SA                                             13,700     116,969       0.0%
*   Springs Global Participacoes SA                                     6,500      23,824       0.0%
    Sul America SA                                                    147,890     810,586       0.1%
    Technos SA                                                         27,855      36,785       0.0%
*   Tecnisa SA                                                         87,908      62,613       0.0%
    Tegma Gestao Logistica SA                                           8,100      44,569       0.0%
    Telefonica Brasil SA ADR                                            9,305     143,297       0.0%
    Tim Participacoes SA                                              191,932     711,685       0.1%
    Tim Participacoes SA ADR                                           13,731     253,200       0.0%
    TOTVS SA                                                           30,048     299,262       0.0%
*   TPI--Triunfo Participacoes e Investimentos SA                      29,600      34,836       0.0%
    Transmissora Alianca de Energia Eletrica SA                       141,568     887,153       0.1%
    Tupy SA                                                            32,400     172,632       0.0%
    Ultrapar Participacoes SA                                         105,884   2,527,906       0.2%
    Ultrapar Participacoes SA Sponsored ADR                            18,730     447,460       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                             25,700      94,510       0.0%
    Vale SA                                                           564,075   5,535,047       0.4%
#   Vale SA Sponsored ADR                                             317,514   3,108,466       0.2%
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao SA                                                 23,392     131,000       0.0%
    Via Varejo SA                                                     104,423     720,456       0.1%
    WEG SA                                                             51,364     334,126       0.0%
    Wiz Solucoes e Corretagem de Seguros SA                            42,100     210,030       0.0%
                                                                              -----------       ---
TOTAL BRAZIL                                                                   75,074,014       5.5%
                                                                              -----------       ---
CHILE -- (1.6%)
    AES Gener SA                                                    1,012,657     350,063       0.0%
    Aguas Andinas SA Class A                                        1,254,041     817,704       0.1%
#   Banco de Chile ADR                                                  4,018     370,138       0.0%
    Banco de Credito e Inversiones                                      7,824     526,070       0.0%
    Banco Santander Chile ADR                                          31,914     998,270       0.1%
    Besalco SA                                                        166,981     195,400       0.0%
    CAP SA                                                             62,823     681,286       0.1%
    Cencosud SA                                                       292,475     872,665       0.1%
*   Cia Sud Americana de Vapores SA                                 6,742,816     383,887       0.0%
    Colbun SA                                                       2,214,336     518,291       0.0%
    Embotelladora Andina SA Class B ADR                                12,656     386,767       0.0%
    Empresa Nacional de Telecomunicaciones SA                          90,301   1,044,344       0.1%
*   Empresas AquaChile SA                                             118,998      59,466       0.0%
    Empresas CMPC SA                                                  246,977     790,995       0.1%
    Empresas COPEC SA                                                  49,052     755,444       0.1%
    Empresas Hites SA                                                  72,367      79,601       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                           SHARES     VALUE++   OF NET ASSETS**
                                                         ---------- ----------- ---------------
CHILE -- (Continued)
*   Empresas La Polar SA                                  1,272,578 $   147,605       0.0%
    Enel Americas SA                                        405,985      87,058       0.0%
    Enel Americas SA ADR                                    213,936   2,267,726       0.2%
    Enel Chile SA                                           163,397     962,408       0.1%
    Enel Generacion Chile SA                                278,202     243,889       0.0%
    Enel Generacion Chile SA ADR                             24,452     633,307       0.1%
    Engie Energia Chile SA                                  267,675     567,470       0.0%
    Forus SA                                                 40,582     176,600       0.0%
    Grupo Security SA                                       255,126     115,844       0.0%
    Inversiones Aguas Metropolitanas SA                     320,527     573,431       0.1%
    Inversiones La Construccion SA                           19,567     333,503       0.0%
    Itau CorpBanca(45033E105)                                 4,431      61,059       0.0%
    Itau CorpBanca(BYT25P4)                              46,394,634     436,551       0.0%
    Latam Airlines Group SA Sponsored ADR                    95,455   1,296,279       0.1%
*   Masisa SA                                             1,158,148      87,896       0.0%
    Molibdenos y Metales SA                                   3,068      36,661       0.0%
    Multiexport Foods SA                                    298,922     104,682       0.0%
    Parque Arauco SA                                        263,715     762,065       0.1%
    PAZ Corp. SA                                             93,709     161,942       0.0%
    Ripley Corp. SA                                         551,409     580,418       0.1%
    SACI Falabella                                          119,161   1,142,116       0.1%
    Salfacorp SA                                            181,160     311,638       0.0%
    Sigdo Koppers SA                                        135,554     262,021       0.0%
    Sociedad Matriz SAAM SA                               2,154,208     220,019       0.0%
    Sociedad Quimica y Minera de Chile SA Sponsored ADR      28,316   1,691,598       0.1%
    Socovesa SA                                             139,493      88,077       0.0%
    SONDA SA                                                122,863     239,359       0.0%
                                                                    -----------       ---
TOTAL CHILE                                                          22,421,613       1.7%
                                                                    -----------       ---
CHINA -- (17.0%)
*   21Vianet Group, Inc. ADR                                 24,405     183,282       0.0%
#   361 Degrees International, Ltd.                          88,000      33,520       0.0%
*   3SBio, Inc.                                             115,500     206,869       0.0%
*   51job, Inc. ADR                                           2,153     133,271       0.0%
*   58.com, Inc. ADR                                          6,994     469,787       0.1%
*   A8 New Media Group, Ltd.                                334,000      23,543       0.0%
    AAC Technologies Holdings, Inc.                         127,000   2,328,814       0.2%
    Agile Group Holdings, Ltd.                              702,749   1,025,280       0.1%
    Agricultural Bank of China, Ltd. Class H              3,303,000   1,555,690       0.1%
    Air China, Ltd. Class H                                 536,000     511,077       0.1%
    Ajisen China Holdings, Ltd.                             255,000     119,707       0.0%
*   Alibaba Group Holding, Ltd. Sponsored ADR                66,000  12,202,740       0.9%
#*  Alibaba Pictures Group, Ltd.                          1,190,000     193,831       0.0%
#*  Aluminum Corp. of China, Ltd. ADR                         8,700     173,304       0.0%
#*  Aluminum Corp. of China, Ltd. Class H                   504,000     404,809       0.0%
    AMVIG Holdings, Ltd.                                    138,000      39,090       0.0%
    Angang Steel Co., Ltd. Class H                          240,000     210,389       0.0%
    Anhui Conch Cement Co., Ltd. Class H                    291,500   1,248,696       0.1%
    Anhui Expressway Co., Ltd. Class H                       86,000      69,026       0.0%
    Anta Sports Products, Ltd.                              307,000   1,373,169       0.1%
*   Anxin-China Holdings, Ltd.                              784,000       7,256       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                      SHARES    VALUE++   OF NET ASSETS**
                                                                     --------- ---------- ---------------
CHINA -- (Continued)
    Asia Cement China Holdings Corp.                                   158,000 $   55,102       0.0%
*   AVIC International Holding HK, Ltd.                                664,000     45,169       0.0%
    AVIC International Holdings, Ltd. Class H                          100,000     93,342       0.0%
    BAIC Motor Corp., Ltd. Class H                                     381,500    447,175       0.0%
*   Baidu, Inc. Sponsored ADR                                            9,188  2,241,321       0.2%
    BAIOO Family Interactive, Ltd.                                     216,000     14,950       0.0%
    Bank of China, Ltd. Class H                                      9,653,356  4,824,388       0.4%
    Bank of Chongqing Co., Ltd. Class H                                182,500    148,087       0.0%
    Bank of Communications Co., Ltd. Class H                           497,580    375,640       0.0%
*   Baoye Group Co., Ltd. Class H                                      100,000     70,200       0.0%
    BBMG Corp. Class H                                                 409,282    204,249       0.0%
    Beijing Capital International Airport Co., Ltd. Class H            366,000    601,017       0.1%
    Beijing Capital Land, Ltd. Class H                                 330,000    177,825       0.0%
#*  Beijing Enterprises Medical & Health Group, Ltd.                 1,158,000     61,614       0.0%
    Beijing Enterprises Water Group, Ltd.                            1,074,000    902,510       0.1%
    Beijing Jingneng Clean Energy Co., Ltd. Class H                    482,000    134,765       0.0%
    Beijing North Star Co., Ltd. Class H                                82,000     30,515       0.0%
*   Beijing Properties Holdings, Ltd.                                  636,000     27,745       0.0%
    Beijing Urban Construction Design & Development Group Co., Ltd.
      Class H                                                           56,000     32,384       0.0%
#   Best Pacific International Holdings, Ltd.                          134,000     77,639       0.0%
    Billion Industrial Holdings, Ltd.                                   16,000     14,890       0.0%
#*  Bitauto Holdings, Ltd. ADR                                           3,651    164,916       0.0%
#*  Boer Power Holdings, Ltd.                                           96,000     24,746       0.0%
    Bosideng International Holdings, Ltd.                            1,032,000     91,282       0.0%
#*  Boyaa Interactive International, Ltd.                               88,000     36,482       0.0%
    Brilliance China Automotive Holdings, Ltd.                         162,000    410,529       0.0%
#   BYD Electronic International Co., Ltd.                             226,000    612,836       0.1%
*   C C Land Holdings, Ltd.                                            879,187    193,935       0.0%
#*  C.banner International Holdings, Ltd.                              128,000     44,150       0.0%
    Cabbeen Fashion, Ltd.                                               64,000     17,473       0.0%
#   Canvest Environmental Protection Group Co., Ltd.                   122,000     68,041       0.0%
#*  Capital Environment Holdings, Ltd.                               1,064,000     49,855       0.0%
#*  CAR, Inc.                                                          247,000    220,074       0.0%
    Carrianna Group Holdings Co., Ltd.                                 102,000     12,032       0.0%
*   CECEP COSTIN New Materials Group, Ltd.                             186,000      2,682       0.0%
*   Central China Real Estate, Ltd.                                    273,194    130,950       0.0%
    Central China Securities Co., Ltd. Class H                          41,000     18,884       0.0%
*   Century Sunshine Group Holdings, Ltd.                              680,000     21,631       0.0%
#*  CGN Meiya Power Holdings Co., Ltd.                                 440,000     66,040       0.0%
    CGN Power Co., Ltd. Class H                                      1,231,000    361,629       0.0%
    Changshouhua Food Co., Ltd.                                        110,000     54,035       0.0%
*   Changyou.com, Ltd. ADR                                               2,707    104,869       0.0%
#   Chaowei Power Holdings, Ltd.                                       282,000    159,163       0.0%
*   Cheetah Mobile, Inc. ADR                                             4,678     42,196       0.0%
*   Chigo Holding, Ltd.                                              1,680,000     30,803       0.0%
#   China Aerospace International Holdings, Ltd.                       658,000     82,704       0.0%
    China Agri-Industries Holdings, Ltd.                               637,800    311,707       0.0%
    China Aircraft Leasing Group Holdings, Ltd.                         64,000     69,600       0.0%
#   China All Access Holdings, Ltd.                                    266,000     78,109       0.0%
#   China Animation Characters Co., Ltd.                               144,000     55,364       0.0%
    China Aoyuan Property Group, Ltd.                                  495,000    300,085       0.0%
    China BlueChemical, Ltd. Class H                                   529,143    158,164       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                     SHARES     VALUE++   OF NET ASSETS**
                                                                   ---------- ----------- ---------------
CHINA -- (Continued)
*   China Chengtong Development Group, Ltd.                         1,142,000 $    84,980       0.0%
    China Cinda Asset Management Co., Ltd. Class H                  1,448,000     562,683       0.1%
    China CITIC Bank Corp., Ltd. Class H                              482,000     310,575       0.0%
#   China Coal Energy Co., Ltd. Class H                               424,000     194,194       0.0%
    China Communications Services Corp., Ltd. Class H                 636,800     386,461       0.0%
    China Construction Bank Corp. Class H                          12,608,990  11,268,843       0.8%
    China Datang Corp. Renewable Power Co., Ltd. Class H              690,000      91,103       0.0%
    China Dongxiang Group Co., Ltd.                                 1,138,000     211,626       0.0%
*   China Dynamics Holdings, Ltd.                                     980,000      25,650       0.0%
#   China Eastern Airlines Corp., Ltd. Class H                        392,000     199,111       0.0%
#   China Electronics Huada Technology Co., Ltd.                      162,000      29,111       0.0%
    China Electronics Optics Valley Union Holding Co., Ltd.           252,000      23,944       0.0%
    China Energy Engineering Corp., Ltd. Class H                      188,000      33,283       0.0%
    China Everbright Bank Co., Ltd. Class H                           642,000     303,051       0.0%
    China Everbright International, Ltd.                              543,000     766,094       0.1%
    China Everbright, Ltd.                                            276,000     654,912       0.1%
#*  China Evergrande Group                                            716,000   2,761,865       0.2%
*   China Fiber Optic Network System Group, Ltd.                      396,000       6,665       0.0%
    China Financial Services Holdings, Ltd.                           182,000      15,854       0.0%
*   China Fire Safety Enterprise Group, Ltd.                          380,000      21,201       0.0%
    China Foods, Ltd.                                                 270,000     170,778       0.0%
    China Galaxy Securities Co., Ltd. Class H                         263,500     229,896       0.0%
    China Gas Holdings, Ltd.                                          412,000   1,252,530       0.1%
*   China Glass Holdings, Ltd.                                        200,000      19,515       0.0%
    China Greenfresh Group Co., Ltd.                                  158,000      27,344       0.0%
#   China Greenland Broad Greenstate Group Co., Ltd.                  184,000      34,917       0.0%
    China Hanking Holdings, Ltd.                                      191,000      29,156       0.0%
*   China Harmony New Energy Auto Holding, Ltd.                       252,500     149,190       0.0%
*   China High Precision Automation Group, Ltd.                        73,000       2,140       0.0%
#   China High Speed Transmission Equipment Group Co., Ltd.            89,000      97,013       0.0%
#*  China Hongqiao Group, Ltd.                                        488,000     586,032       0.1%
    China Huarong Asset Management Co., Ltd. Class H                1,015,000     477,460       0.1%
*   China Huishan Dairy Holdings Co., Ltd.                            231,000         231       0.0%
*   China Huiyuan Juice Group, Ltd.                                   159,000      50,550       0.0%
    China International Capital Corp., Ltd. Class H                   126,800     261,467       0.0%
    China International Marine Containers Group Co., Ltd. Class H      62,300     124,200       0.0%
*   China ITS Holdings Co., Ltd.                                      164,000      10,732       0.0%
    China Jinmao Holdings Group, Ltd.                               1,591,120     715,054       0.1%
    China Lesso Group Holdings, Ltd.                                  406,000     271,311       0.0%
    China Life Insurance Co., Ltd. ADR                                 57,804     963,593       0.1%
    China Life Insurance Co., Ltd. Class H                            124,000     411,097       0.0%
    China Lilang, Ltd.                                                171,000     133,133       0.0%
*   China Longevity Group Co., Ltd.                                    30,000         988       0.0%
    China Longyuan Power Group Corp., Ltd. Class H                    694,000     514,664       0.1%
    China Maple Leaf Educational Systems, Ltd.                        128,000     138,872       0.0%
    China Medical System Holdings, Ltd.                               363,000     671,233       0.1%
    China Meidong Auto Holdings, Ltd.                                 100,000      33,603       0.0%
    China Mengniu Dairy Co., Ltd.                                     219,000     606,893       0.1%
    China Merchants Bank Co., Ltd. Class H                            462,598   1,766,503       0.1%
#   China Merchants Land, Ltd.                                        584,000     110,123       0.0%
    China Merchants Port Holdings Co., Ltd.                           308,590     965,322       0.1%
    China Merchants Securities Co., Ltd. Class H                       22,600      37,679       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                               SHARES    VALUE++   OF NET ASSETS**
                                                              --------- ---------- ---------------
CHINA -- (Continued)
    China Minsheng Banking Corp., Ltd. Class H                  719,600 $  697,090       0.1%
    China Mobile, Ltd.                                          460,500  4,631,877       0.4%
    China Mobile, Ltd. Sponsored ADR                            155,765  7,858,344       0.6%
    China Molybdenum Co., Ltd. Class H                          279,000    181,608       0.0%
    China National Materials Co., Ltd. Class H                  500,000    345,135       0.0%
*   China New Town Development Co., Ltd.                        416,254     19,227       0.0%
#   China NT Pharma Group Co., Ltd.                             198,000     55,579       0.0%
*   China Nuclear Industry 23 International Corp., Ltd.         114,000     20,886       0.0%
*   China Oceanwide Holdings, Ltd.                              120,000      9,998       0.0%
    China Oil & Gas Group, Ltd.                               1,990,000    135,255       0.0%
    China Oilfield Services, Ltd. Class H                       316,000    280,523       0.0%
    China Overseas Grand Oceans Group, Ltd.                     305,500    179,187       0.0%
    China Overseas Land & Investment, Ltd.                    1,024,000  3,324,944       0.3%
    China Overseas Property Holdings, Ltd.                      602,000    145,180       0.0%
    China Pacific Insurance Group Co., Ltd. Class H             147,400    727,833       0.1%
    China Pioneer Pharma Holdings, Ltd.                         119,000     37,872       0.0%
    China Power Clean Energy Development Co., Ltd.              150,000     89,853       0.0%
#   China Power International Development, Ltd.               1,063,000    337,961       0.0%
*   China Properties Group, Ltd.                                128,000     28,713       0.0%
    China Railway Construction Corp., Ltd. Class H              497,500    624,778       0.1%
    China Railway Group, Ltd. Class H                           374,000    300,622       0.0%
    China Railway Signal & Communication Corp., Ltd. Class H    277,000    218,145       0.0%
*   China Rare Earth Holdings, Ltd.                             325,200     24,208       0.0%
    China Reinsurance Group Corp. Class H                       733,000    162,700       0.0%
    China Resources Cement Holdings, Ltd.                       708,000    478,537       0.1%
    China Resources Gas Group, Ltd.                             242,000    886,455       0.1%
    China Resources Land, Ltd.                                  756,222  2,256,935       0.2%
    China Resources Power Holdings Co., Ltd.                    425,903    819,044       0.1%
#*  China Ruifeng Renewable Energy Holdings, Ltd.               288,000     24,745       0.0%
*   China Rundong Auto Group, Ltd.                               23,000      9,437       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                     181,000     77,314       0.0%
    China SCE Property Holdings, Ltd.                           527,600    238,191       0.0%
#*  China Shengmu Organic Milk, Ltd.                            243,000     41,738       0.0%
    China Shenhua Energy Co., Ltd. Class H                      668,884  1,600,150       0.1%
    China Shineway Pharmaceutical Group, Ltd.                   124,000    116,222       0.0%
#   China Silver Group, Ltd.                                    180,000     61,856       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.             209,999     75,402       0.0%
#   China South City Holdings, Ltd.                           1,134,000    317,000       0.0%
    China Southern Airlines Co., Ltd. Class H                   314,000    232,147       0.0%
    China Southern Airlines Co., Ltd. Sponsored ADR               6,230    230,385       0.0%
#   China State Construction International Holdings, Ltd.       589,408    828,156       0.1%
    China Suntien Green Energy Corp., Ltd. Class H              647,000    183,462       0.0%
*   China Taifeng Beddings Holdings, Ltd.                       134,000      3,478       0.0%
    China Taiping Insurance Holdings Co., Ltd.                  321,212  1,059,278       0.1%
#   China Telecom Corp., Ltd. ADR                                16,175    814,735       0.1%
    China Telecom Corp., Ltd. Class H                            16,000      8,024       0.0%
    China Tian Lun Gas Holdings, Ltd.                            79,500     57,388       0.0%
    China Traditional Chinese Medicine Holdings Co., Ltd.       334,000    191,466       0.0%
    China Travel International Investment Hong Kong, Ltd.       742,000    275,106       0.0%
*   China Unicom Hong Kong, Ltd.                              1,380,000  1,958,025       0.2%
*   China Unicom Hong Kong, Ltd. ADR                             98,464  1,391,296       0.1%
    China Vanke Co., Ltd. Class H                               272,500    970,028       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                --------- ---------- ---------------
CHINA -- (Continued)
#   China Vast Industrial Urban Development Co., Ltd.              61,000 $   33,277       0.0%
    China Water Affairs Group, Ltd.                               296,000    215,582       0.0%
#*  China Water Industry Group, Ltd.                              324,000     70,184       0.0%
    China Wood Optimization Holding, Ltd.                          44,000     12,132       0.0%
    China XLX Fertiliser, Ltd.                                     69,000     24,948       0.0%
*   China Yurun Food Group, Ltd.                                  477,000     57,490       0.0%
    China ZhengTong Auto Services Holdings, Ltd.                  199,500    210,049       0.0%
#   China Zhongwang Holdings, Ltd.                                659,118    388,816       0.0%
#   Chinasoft International, Ltd.                                 312,000    182,087       0.0%
    Chongqing Machinery & Electric Co., Ltd. Class H              476,000     57,969       0.0%
    Chongqing Rural Commercial Bank Co., Ltd. Class H             862,000    585,988       0.1%
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd.     92,000      9,433       0.0%
    Chu Kong Shipping Enterprise Group Co., Ltd.                  132,000     33,653       0.0%
    CIFI Holdings Group Co., Ltd.                               1,118,000    623,297       0.1%
#*  CIMC Enric Holdings, Ltd.                                     174,000    117,834       0.0%
*   CITIC Dameng Holdings, Ltd.                                   235,000     14,925       0.0%
    CITIC Resources Holdings, Ltd.                                840,000     91,620       0.0%
    CITIC Securities Co., Ltd. Class H                            173,000    384,388       0.0%
    CITIC, Ltd.                                                   357,433    523,616       0.1%
#   Citychamp Watch & Jewellery Group, Ltd.                       286,000     71,861       0.0%
    Clear Media, Ltd.                                              24,000     27,309       0.0%
    CNOOC, Ltd. Sponsored ADR                                      10,607  1,449,977       0.1%
#   Cogobuy Group                                                 152,000     91,451       0.0%
#   Colour Life Services Group Co., Ltd.                          109,000     65,128       0.0%
    Comba Telecom Systems Holdings, Ltd.                          626,533    114,841       0.0%
*   Comtec Solar Systems Group, Ltd.                              278,000     12,117       0.0%
    Concord New Energy Group, Ltd.                              1,414,648     68,951       0.0%
    Consun Pharmaceutical Group, Ltd.                             122,000    112,350       0.0%
#*  Coolpad Group, Ltd.                                         1,352,000     67,600       0.0%
    COSCO SHIPPING Energy Transportation Co., Ltd. Class H        459,654    269,262       0.0%
    COSCO SHIPPING Ports, Ltd.                                    518,261    600,606       0.1%
*   Coslight Technology International Group Co., Ltd.              78,000     34,210       0.0%
#   Cosmo Lady China Holdings Co., Ltd.                           176,000     70,454       0.0%
    Country Garden Holdings Co., Ltd.                           1,282,000  2,032,238       0.2%
    CP Pokphand Co., Ltd.                                       1,790,000    144,646       0.0%
    CPMC Holdings, Ltd.                                            77,000     64,560       0.0%
#   CRCC High-Tech Equipment Corp., Ltd. Class H                  100,500     32,864       0.0%
    CSPC Pharmaceutical Group, Ltd.                             1,118,000  1,945,021       0.2%
#   CT Environmental Group, Ltd.                                  882,000    135,787       0.0%
*   Ctrip.com International, Ltd. ADR                              28,355  1,357,921       0.1%
*   DaChan Food Asia, Ltd.                                         57,000      4,384       0.0%
    Dah Chong Hong Holdings, Ltd.                                 238,000    111,719       0.0%
    Dalian Port PDA Co., Ltd. Class H                             266,799     46,547       0.0%
*   Daphne International Holdings, Ltd.                           418,000     28,392       0.0%
*   Datang International Power Generation Co., Ltd. Class H       644,000    217,172       0.0%
    Dawnrays Pharmaceutical Holdings, Ltd.                        124,000     73,467       0.0%
*   DBA Telecommunication Asia Holdings, Ltd.                     112,000        942       0.0%
*   Differ Group Holding Co., Ltd.                                206,000     17,171       0.0%
#*  Digital China Holdings, Ltd.                                  269,250    162,983       0.0%
*   Dongfang Electric Corp., Ltd. Class H                         109,600    106,953       0.0%
#   Dongjiang Environmental Co., Ltd. Class H                      34,800     53,410       0.0%
    Dongyue Group, Ltd.                                           372,000    270,959       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                     SHARES    VALUE++   OF NET ASSETS**
                                                                    --------- ---------- ---------------
CHINA -- (Continued)
#   Dynagreen Environmental Protection Group Co., Ltd. Class H         88,000 $   53,052       0.0%
#*  eHi Car Services, Ltd. Sponsored ADR                                1,400     16,058       0.0%
    Embry Holdings, Ltd.                                               14,000      4,485       0.0%
    ENN Energy Holdings, Ltd.                                         176,000  1,291,542       0.1%
    Essex Bio-technology, Ltd.                                         53,000     34,158       0.0%
    EVA Precision Industrial Holdings, Ltd.                           184,000     25,541       0.0%
#   Everbright Securities Co., Ltd. Class H                            19,400     26,782       0.0%
    Fantasia Holdings Group Co., Ltd.                                 787,500    112,148       0.0%
    Far East Horizon, Ltd.                                            375,000    372,643       0.0%
#   First Tractor Co., Ltd. Class H                                    98,000     47,873       0.0%
*   Forgame Holdings, Ltd.                                              4,800      7,935       0.0%
    Fosun International, Ltd.                                         277,455    688,368       0.1%
    Fu Shou Yuan International Group, Ltd.                            296,000    208,082       0.0%
    Fufeng Group, Ltd.                                                471,400    339,778       0.0%
#*  Fuguiniao Co., Ltd. Class H                                        51,000      4,756       0.0%
#   Fullshare Holdings, Ltd.                                          879,983    376,632       0.0%
    Future Land Development Holdings, Ltd.                            666,000    320,617       0.0%
    Fuyao Glass Industry Group Co., Ltd. Class H                       71,200    271,510       0.0%
#*  GCL-Poly Energy Holdings, Ltd.                                  5,026,000    864,182       0.1%
    Geely Automobile Holdings, Ltd.                                 1,065,000  3,302,427       0.3%
    Gemdale Properties & Investment Corp., Ltd.                       964,000     98,880       0.0%
    GF Securities Co., Ltd. Class H                                   101,400    216,247       0.0%
*   Glorious Property Holdings, Ltd.                                1,043,000    113,654       0.0%
    Golden Eagle Retail Group, Ltd.                                   169,000    205,317       0.0%
    Goldlion Holdings, Ltd.                                            92,152     36,155       0.0%
    Goldpac Group, Ltd.                                                85,000     25,845       0.0%
#   GOME Retail Holdings, Ltd.                                      3,585,940    459,859       0.1%
    Good Friend International Holdings, Inc.                           22,000      5,351       0.0%
#*  Grand Baoxin Auto Group, Ltd.                                      87,323     47,017       0.0%
    Greatview Aseptic Packaging Co., Ltd.                             357,000    223,354       0.0%
    Greenland Hong Kong Holdings, Ltd.                                384,000    184,113       0.0%
#   Greentown China Holdings, Ltd.                                    193,500    241,706       0.0%
    Guangdong Investment, Ltd.                                        560,000    811,333       0.1%
*   Guangdong Land Holdings, Ltd.                                     142,000     29,451       0.0%
    Guangdong Yueyun Transportation Co., Ltd. Class H                  50,000     32,056       0.0%
    Guangshen Railway Co., Ltd. Sponsored ADR                           6,762    196,233       0.0%
    Guangzhou Automobile Group Co., Ltd. Class H                      111,740    277,877       0.0%
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H     20,000     70,255       0.0%
    Guangzhou R&F Properties Co., Ltd. Class H                        392,400    836,721       0.1%
*   Guodian Technology & Environment Group Corp., Ltd. Class H        235,000     17,176       0.0%
    Guolian Securities Co., Ltd. Class H                               36,500     17,887       0.0%
#   Guorui Properties, Ltd.                                            51,000     15,050       0.0%
*   Haichang Ocean Park Holdings, Ltd.                                266,000     63,759       0.0%
    Haier Electronics Group Co., Ltd.                                 260,000    685,561       0.1%
    Haitian International Holdings, Ltd.                              183,000    548,006       0.1%
    Haitong Securities Co., Ltd. Class H                              251,200    397,700       0.0%
*   Hanergy Thin Film Power Group, Ltd.                             1,016,000      5,174       0.0%
*   Harbin Bank Co., Ltd. Class H                                     120,000     36,172       0.0%
#*  Health and Happiness H&H International Holdings, Ltd.              71,000    371,023       0.0%
    Hengan International Group Co., Ltd.                              221,500  2,184,292       0.2%
    Hengdeli Holdings, Ltd.                                           967,200     49,578       0.0%
*   Hengshi Mining Investments, Ltd.                                   78,000     18,799       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                          SHARES    VALUE++   OF NET ASSETS**
                                                         --------- ---------- ---------------
CHINA -- (Continued)
*   Hi Sun Technology China, Ltd.                          333,000 $   76,459       0.0%
#   Hilong Holding, Ltd.                                   346,000     55,106       0.0%
    HKC Holdings, Ltd.                                      42,723     34,947       0.0%
#*  HNA Holding Group Co., Ltd.                            960,000     56,016       0.0%
    HNA Infrastructure Co., Ltd. Class H                    65,000     70,118       0.0%
*   Honghua Group, Ltd.                                    761,000     74,224       0.0%
#   Honworld Group, Ltd.                                    25,500     12,458       0.0%
    Hopefluent Group Holdings, Ltd.                         42,000     18,832       0.0%
    Hopewell Highway Infrastructure, Ltd.                  163,472    101,431       0.0%
    Hopson Development Holdings, Ltd.                      203,000    207,720       0.0%
#   HOSA International, Ltd.                               186,000     54,867       0.0%
*   Hua Han Health Industry Holdings, Ltd.               1,184,000     80,437       0.0%
    Hua Hong Semiconductor, Ltd.                            87,000    152,072       0.0%
    Huadian Fuxin Energy Corp., Ltd. Class H               782,000    203,627       0.0%
#   Huadian Power International Corp., Ltd. Class H        382,000    158,700       0.0%
    Huaneng Power International, Inc. Class H              352,000    235,414       0.0%
#   Huaneng Power International, Inc. Sponsored ADR          6,108    162,473       0.0%
    Huaneng Renewables Corp., Ltd. Class H               1,652,000    568,130       0.1%
    Huatai Securities Co., Ltd. Class H                    129,800    280,366       0.0%
    Huishang Bank Corp., Ltd. Class H                      228,000    115,410       0.0%
#*  Hydoo International Holding, Ltd.                      136,000     13,136       0.0%
*   IMAX China Holding, Inc.                                30,600     94,769       0.0%
    Industrial & Commercial Bank of China, Ltd. Class H  8,953,017  7,123,602       0.5%
*   JD.com, Inc. ADR                                        16,197    607,711       0.1%
#   Jiangnan Group, Ltd.                                   488,000     40,678       0.0%
    Jiangsu Expressway Co., Ltd. Class H                   270,000    413,958       0.0%
    Jiangxi Copper Co., Ltd. Class H                       225,000    359,270       0.0%
#*  JinkoSolar Holding Co., Ltd. ADR                         7,090    188,807       0.0%
    Joy City Property, Ltd.                                398,000     69,455       0.0%
    Ju Teng International Holdings, Ltd.                   316,000    112,671       0.0%
    K Wah International Holdings, Ltd.                     140,892     80,940       0.0%
*   Kai Yuan Holdings, Ltd.                              1,320,000      9,126       0.0%
*   Kaisa Group Holdings, Ltd.                             709,000    453,040       0.1%
    Kangda International Environmental Co., Ltd.           250,000     63,161       0.0%
*   Kasen International Holdings, Ltd.                     254,000     39,743       0.0%
    Kingboard Chemical Holdings, Ltd.                      281,400  1,669,843       0.1%
    Kingboard Laminates Holdings, Ltd.                     341,473    573,851       0.1%
#*  Kingdee International Software Group Co., Ltd.         390,000    209,118       0.0%
#*  Koradior Holdings, Ltd.                                 52,000     40,679       0.0%
#   Kunlun Energy Co., Ltd.                              1,200,000  1,112,860       0.1%
    KWG Property Holding, Ltd.                             384,330    381,574       0.0%
*   Labixiaoxin Snacks Group, Ltd.                          73,000      5,617       0.0%
    Le Saunda Holdings, Ltd.                                92,400     16,220       0.0%
    Lee & Man Chemical Co., Ltd.                            28,000     15,633       0.0%
    Lee & Man Paper Manufacturing, Ltd.                    403,000    492,332       0.1%
#   Lee's Pharmaceutical Holdings, Ltd.                     83,500     74,859       0.0%
    Legend Holdings Corp. Class H                           68,600    180,377       0.0%
#   Lenovo Group, Ltd.                                   2,398,000  1,391,021       0.1%
    Leoch International Technology, Ltd.                   148,000     29,051       0.0%
#*  Leyou Technologies Holdings, Ltd.                      450,000    116,016       0.0%
*   Li Ning Co., Ltd.                                      135,500    118,384       0.0%
*   Lianhua Supermarket Holdings Co., Ltd. Class H         120,200     50,892       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                    SHARES     VALUE++   OF NET ASSETS**
                                                                   --------- ----------- ---------------
CHINA -- (Continued)
#*  Lifestyle China Group, Ltd.                                       90,000 $    30,003       0.0%
#*  Lifetech Scientific Corp.                                        328,000      81,164       0.0%
    Livzon Pharmaceutical Group, Inc. Class H                         16,640     112,916       0.0%
#   Logan Property Holdings Co., Ltd.                                312,000     289,036       0.0%
    Longfor Properties Co., Ltd.                                     395,500     923,858       0.1%
*   LongiTech Smart Energy Holding, Ltd.                              61,000      15,369       0.0%
    Lonking Holdings, Ltd.                                           359,000     161,532       0.0%
#   Luye Pharma Group, Ltd.                                          184,500     122,976       0.0%
#   LVGEM China Real Estate Investment Co., Ltd.                     140,000      40,953       0.0%
*   Maanshan Iron & Steel Co., Ltd. Class H                          464,000     218,047       0.0%
    Maoye International Holdings, Ltd.                               383,000      44,209       0.0%
*   MIE Holdings Corp.                                               204,000      17,268       0.0%
    MIN XIN Holdings, Ltd.                                            66,000      43,845       0.0%
*   Mingfa Group International Co., Ltd.                             374,000      10,787       0.0%
    Minmetals Land, Ltd.                                             347,644      51,300       0.0%
    Minth Group, Ltd.                                                218,000   1,177,734       0.1%
*   MMG, Ltd.                                                        958,000     434,155       0.0%
    MOBI Development Co., Ltd.                                       100,000      19,654       0.0%
#*  Munsun Capital Group, Ltd.                                     2,650,000      24,462       0.0%
#   Nan Hai Corp., Ltd.                                            2,950,000      89,263       0.0%
*   Nature Home Holding Co., Ltd.                                     19,000       2,533       0.0%
    NetEase, Inc. ADR                                                 12,473   3,516,388       0.3%
    New China Life Insurance Co., Ltd. Class H                        62,100     388,769       0.0%
    New Oriental Education & Technology Group, Inc. Sponsored ADR      7,720     642,613       0.1%
*   New World Department Store China, Ltd.                           209,000      45,821       0.0%
    Nexteer Automotive Group, Ltd.                                   320,000     626,696       0.1%
    Nine Dragons Paper Holdings, Ltd.                                466,000     856,507       0.1%
#*  Noah Holdings, Ltd. Sponsored ADR                                  4,062     159,312       0.0%
*   North Mining Shares Co., Ltd.                                  2,880,000      59,066       0.0%
#*  NQ Mobile, Inc. Class A ADR                                       15,317      56,367       0.0%
    NVC Lighting Holdings, Ltd.                                      403,000      43,962       0.0%
#*  O-Net Technologies Group, Ltd.                                    65,000      47,088       0.0%
#*  Ourgame International Holdings, Ltd.                              93,000      26,719       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                        108,000      41,676       0.0%
#*  Ozner Water International Holding, Ltd.                          147,000      46,527       0.0%
#   Pacific Online, Ltd.                                             219,000      40,739       0.0%
    Parkson Retail Group, Ltd.                                       380,000      57,523       0.0%
#   PAX Global Technology, Ltd.                                      195,000      98,681       0.0%
    People's Insurance Co. Group of China, Ltd. (The) Class H        744,000     354,112       0.0%
    Phoenix Satellite Television Holdings, Ltd.                      230,000      33,633       0.0%
    PICC Property & Casualty Co., Ltd. Class H                       766,388   1,520,889       0.1%
    Ping An Insurance Group Co. of China, Ltd. Class H             1,144,000  10,053,402       0.8%
    Poly Culture Group Corp., Ltd. Class H                            19,200      45,962       0.0%
*   Poly Property Group Co., Ltd.                                    635,111     307,823       0.0%
#   Pou Sheng International Holdings, Ltd.                           403,687      74,010       0.0%
    Powerlong Real Estate Holdings, Ltd.                             493,000     234,490       0.0%
*   Prosperity International Holdings HK, Ltd.                       700,000       7,626       0.0%
#*  PW Medtech Group, Ltd.                                           223,000      46,597       0.0%
#   Q Technology Group Co., Ltd.                                     103,000     230,654       0.0%
    Qingdao Port International Co., Ltd. Class H                     147,000     103,920       0.0%
    Qingling Motors Co., Ltd. Class H                                234,000      79,488       0.0%
*   Qinhuangdao Port Co., Ltd. Class H                               128,500      43,851       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                         SHARES    VALUE++   OF NET ASSETS**
                                                                        --------- ---------- ---------------
CHINA -- (Continued)
*   Qinqin Foodstuffs Group Cayman Co., Ltd.                               24,300 $    6,479       0.0%
*   Qunxing Paper Holdings Co., Ltd.                                      124,416      6,028       0.0%
*   Real Nutriceutical Group, Ltd.                                        156,000      6,697       0.0%
    Red Star Macalline Group Corp., Ltd. Class H                           62,200     74,405       0.0%
#   Redco Properties Group, Ltd.                                          422,000    209,994       0.0%
#*  Renhe Commercial Holdings Co., Ltd.                                 6,579,854    154,433       0.0%
    Road King Infrastructure, Ltd.                                         98,000    161,122       0.0%
#*  Ronshine China Holdings, Ltd.                                          36,000     40,554       0.0%
*   Sany Heavy Equipment International Holdings Co., Ltd.                 344,000     60,898       0.0%
*   Scud Group, Ltd.                                                      206,000      5,149       0.0%
#   Seaspan Corp.                                                          18,764    131,348       0.0%
#*  Semiconductor Manufacturing International Corp.                       810,400  1,243,505       0.1%
#*  Semiconductor Manufacturing International Corp. ADR                    35,721    271,122       0.0%
#   Shandong Chenming Paper Holdings, Ltd. Class H                        105,500    191,907       0.0%
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H               348,000    249,931       0.0%
*   Shandong Xinhua Pharmaceutical Co., Ltd. Class H                       52,000     61,952       0.0%
#   Shanghai Dasheng Agricultural Finance Technology Co., Ltd. Class H    616,000     51,325       0.0%
*   Shanghai Fudan Microelectronics Group Co., Ltd. Class H                30,000     27,047       0.0%
#   Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. Class H         83,000     45,143       0.0%
    Shanghai Industrial Urban Development Group, Ltd.                     736,000    158,657       0.0%
    Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H       522,000    188,123       0.0%
    Shanghai La Chapelle Fashion Co., Ltd. Class H                          9,600     12,461       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H                            278,000     56,671       0.0%
*   Shanghai Zendai Property, Ltd.                                      1,390,000     20,870       0.0%
    Shengjing Bank Co., Ltd. Class H                                       82,500     64,528       0.0%
*   Shengli Oil & Gas Pipe Holdings, Ltd.                                 144,000      7,294       0.0%
    Shenguan Holdings Group, Ltd.                                         550,000     29,974       0.0%
    Shenzhen Expressway Co., Ltd. Class H                                 146,000    149,332       0.0%
    Shenzhen International Holdings, Ltd.                                 304,125    581,277       0.1%
    Shenzhen Investment, Ltd.                                           1,258,987    561,653       0.1%
    Shenzhou International Group Holdings, Ltd.                           137,000  1,170,698       0.1%
    Shimao Property Holdings, Ltd.                                        539,856  1,131,633       0.1%
*   Shougang Concord International Enterprises Co., Ltd.                1,338,000     39,306       0.0%
    Shougang Fushan Resources Group, Ltd.                                 712,000    153,505       0.0%
    Shui On Land, Ltd.                                                  1,023,521    253,481       0.0%
#*  Shunfeng International Clean Energy, Ltd.                             438,000     29,217       0.0%
    Sichuan Expressway Co., Ltd. Class H                                  284,000    113,620       0.0%
    Sihuan Pharmaceutical Holdings Group, Ltd.                          1,240,000    448,592       0.1%
*   Silver Grant International Industries, Ltd.                           220,000     32,175       0.0%
    Sino Biopharmaceutical, Ltd.                                        1,274,000  1,489,790       0.1%
#*  Sino Oil And Gas Holdings, Ltd.                                     3,485,000     67,494       0.0%
    Sino-Ocean Group Holding, Ltd.                                        877,003    572,724       0.1%
#*  Sinofert Holdings, Ltd.                                               598,000    105,862       0.0%
#*  Sinolink Worldwide Holdings, Ltd.                                     322,000     48,296       0.0%
#*  SinoMedia Holding, Ltd.                                               118,644     29,215       0.0%
    Sinopec Kantons Holdings, Ltd.                                        234,000    151,605       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Class H                    1,078,000    642,999       0.1%
    Sinopharm Group Co., Ltd. Class H                                     252,000  1,128,332       0.1%
    Sinosoft Technology Group, Ltd.                                       238,800     73,206       0.0%
    Sinotrans Shipping, Ltd.                                              378,173    108,103       0.0%
    Sinotrans, Ltd. Class H                                               604,000    290,344       0.0%
    Sinotruk Hong Kong, Ltd.                                              154,500    205,455       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                          SHARES     VALUE++   OF NET ASSETS**
                                                                         --------- ----------- ---------------
CHINA -- (Continued)
*   Skyfame Realty Holdings, Ltd.                                          104,000 $    34,414       0.0%
    Skyworth Digital Holdings, Ltd.                                        597,193     275,018       0.0%
#   SMI Holdings Group, Ltd.                                               351,200     180,134       0.0%
    SOHO China, Ltd.                                                       691,412     400,554       0.0%
*   Sohu.com, Inc.                                                           5,154     294,963       0.0%
*   Sound Global, Ltd.                                                           1          --       0.0%
*   Sparkle Roll Group, Ltd.                                               456,000      44,451       0.0%
    Springland International Holdings, Ltd.                                239,000      43,535       0.0%
#*  SPT Energy Group, Inc.                                                 270,000      20,439       0.0%
*   SRE Group, Ltd.                                                      2,226,857      57,715       0.0%
    SSY Group, Ltd.                                                        657,719     312,860       0.0%
    Sun Art Retail Group, Ltd.                                             688,000     695,417       0.1%
#   Sun King Power Electronics Group                                        96,000      22,151       0.0%
    Sunac China Holdings, Ltd.                                             168,000     855,939       0.1%
    Sunny Optical Technology Group Co., Ltd.                               131,000   1,921,433       0.2%
    Symphony Holdings, Ltd.                                                550,000      62,122       0.0%
    TAL Education Group ADR                                                 30,960     851,400       0.1%
#   Tarena International, Inc. ADR                                           4,754      69,646       0.0%
*   Taung Gold International, Ltd.                                       3,250,000      29,191       0.0%
    TCC International Holdings, Ltd.                                       654,692     303,790       0.0%
#   TCL Multimedia Technology Holdings, Ltd.                               149,000      80,221       0.0%
*   Tech Pro Technology Development, Ltd.                                1,644,000      15,384       0.0%
#*  Technovator International, Ltd.                                        168,000      52,359       0.0%
    Tencent Holdings, Ltd.                                                 675,400  30,355,914       2.2%
    Tenfu Cayman Holdings Co Ltd                                            34,000      13,658       0.0%
*   Tesson Holdings, Ltd.                                                   78,000      13,599       0.0%
    Texhong Textile Group, Ltd.                                            125,000     172,478       0.0%
#*  Tian An China Investment Co., Ltd.                                     122,000      91,136       0.0%
    Tian Shan Development Holdings, Ltd.                                   104,000      41,743       0.0%
    Tiande Chemical Holdings, Ltd.                                          52,000      12,536       0.0%
    Tiangong International Co., Ltd.                                       296,000      34,918       0.0%
#   Tianjin Capital Environmental Protection Group Co., Ltd. Class H        40,000      25,505       0.0%
    Tianjin Development Holdings, Ltd.                                      80,000      41,050       0.0%
    Tianjin Port Development Holdings, Ltd.                                744,000     116,549       0.0%
    Tianneng Power International, Ltd.                                     292,000     281,643       0.0%
    Tianyi Summi Holdings, Ltd.                                            108,000      15,510       0.0%
    Tingyi Cayman Islands Holding Corp.                                    604,000     952,421       0.1%
    Tomson Group, Ltd.                                                     110,256      50,882       0.0%
#   Tong Ren Tang Technologies Co., Ltd. Class H                           176,000     247,359       0.0%
#   Tongda Group Holdings, Ltd.                                          1,240,000     351,874       0.0%
    Tonly Electronics Holdings, Ltd.                                        22,200      27,346       0.0%
    Top Spring International Holdings, Ltd.                                 39,000      23,820       0.0%
    Towngas China Co., Ltd.                                                242,826     199,289       0.0%
    TPV Technology, Ltd.                                                   401,412      68,499       0.0%
    Travelsky Technology, Ltd. Class H                                     146,500     379,711       0.0%
    Trigiant Group, Ltd.                                                   190,000      25,345       0.0%
#   Truly International Holdings, Ltd.                                     641,140     248,364       0.0%
    Uni-President China Holdings, Ltd.                                     378,966     316,980       0.0%
#*  United Energy Group, Ltd.                                            1,616,000      88,073       0.0%
    Universal Medical Financial & Technical Advisory Services Co., Ltd.     39,500      41,746       0.0%
    Vinda International Holdings, Ltd.                                      53,000     107,158       0.0%
*   Vipshop Holdings, Ltd. ADR                                              90,055     711,434       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                       SHARES     VALUE++    OF NET ASSETS**
                                                                      --------- ------------ ---------------
CHINA -- (Continued)
    Want Want China Holdings, Ltd.                                    1,625,000 $  1,330,426       0.1%
    Wasion Group Holdings, Ltd.                                         176,000       90,518       0.0%
#   Weichai Power Co., Ltd. Class H                                     626,120      779,660       0.1%
    Weiqiao Textile Co. Class H                                         103,500       54,132       0.0%
    Welling Holding, Ltd.                                               450,800       91,915       0.0%
*   West China Cement, Ltd.                                             864,000      137,356       0.0%
    Xiabuxiabu Catering Management China Holdings Co., Ltd.              72,500      105,885       0.0%
    Xiamen International Port Co., Ltd. Class H                         360,000       69,672       0.0%
#*  Xinchen China Power Holdings, Ltd.                                  128,000       18,886       0.0%
    Xingda International Holdings, Ltd.                                 383,393      146,453       0.0%
*   Xingfa Aluminium Holdings, Ltd.                                      48,000       34,699       0.0%
    Xinhua Winshare Publishing and Media Co., Ltd. Class H               75,000       65,128       0.0%
#   Xinjiang Goldwind Science & Technology Co., Ltd. Class H            145,338      184,214       0.0%
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H                   236,000       32,407       0.0%
    Xinyi Solar Holdings, Ltd.                                        1,066,000      369,186       0.0%
#   XTEP International Holdings, Ltd.                                   227,500       75,287       0.0%
*   Yanchang Petroleum International, Ltd.                            2,200,000       38,654       0.0%
    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. Class H        24,000       89,413       0.0%
    Yanzhou Coal Mining Co., Ltd. Class H                               226,000      225,569       0.0%
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR                           9,082       89,730       0.0%
#*  Yashili International Holdings, Ltd.                                245,000       54,961       0.0%
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H              19,200       55,391       0.0%
    Yida China Holdings, Ltd.                                            36,000        9,493       0.0%
    Yip's Chemical Holdings, Ltd.                                        88,000       33,108       0.0%
#   Yirendai, Ltd. ADR                                                    5,819      252,486       0.0%
*   Youyuan International Holdings, Ltd.                                142,920       90,144       0.0%
*   Yuanda China Holdings, Ltd.                                         334,000        6,473       0.0%
    Yuexiu Property Co., Ltd.                                         2,057,292      398,682       0.0%
#   Yuexiu Transport Infrastructure, Ltd.                               198,752      145,821       0.0%
#   Yunnan Water Investment Co., Ltd. Class H                            92,000       37,503       0.0%
    Yuzhou Properties Co., Ltd.                                         581,200      287,092       0.0%
*   YY, Inc. ADR                                                         14,570    1,316,982       0.1%
#   Zhaojin Mining Industry Co., Ltd. Class H                           172,000      141,260       0.0%
    Zhejiang Expressway Co., Ltd. Class H                               370,000      457,559       0.1%
    Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H              53,200       30,067       0.0%
*   Zhong An Real Estate, Ltd.                                          490,000       64,790       0.0%
#   Zhongsheng Group Holdings, Ltd.                                     188,500      387,450       0.0%
    Zhuhai Holdings Investment Group, Ltd.                               82,000       12,308       0.0%
    Zhuzhou CRRC Times Electric Co., Ltd. Class H                        82,750      484,331       0.1%
    Zijin Mining Group Co., Ltd. Class H                              1,206,000      417,347       0.0%
#   Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H    274,400      133,156       0.0%
*   ZTE Corp. Class H                                                    34,320      119,240       0.0%
                                                                                ------------      ----
TOTAL CHINA                                                                      238,366,514      17.5%
                                                                                ------------      ----
COLOMBIA -- (0.4%)
    Almacenes Exito SA                                                  111,669      599,816       0.1%
    Banco de Bogota SA                                                   10,023      211,527       0.0%
    Bancolombia SA                                                       45,287      419,813       0.0%
    Bancolombia SA Sponsored ADR                                         14,338      541,260       0.1%
    Celsia SA ESP                                                       143,890      212,379       0.0%
    Cementos Argos SA                                                    94,704      345,561       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                      SHARES    VALUE++   OF NET ASSETS**
                                                     --------- ---------- ---------------
COLOMBIA -- (Continued)
*   Cemex Latam Holdings SA                             76,893 $  272,483       0.0%
    Constructora Conconcreto SA                          2,809        915       0.0%
    Corp. Financiera Colombiana SA                      23,065    216,844       0.0%
    Ecopetrol SA                                     1,443,837    790,253       0.1%
#   Ecopetrol SA Sponsored ADR                          28,974    321,322       0.0%
    Empresa de Energia de Bogota SA ESP                209,345    137,290       0.0%
*   Empresa de Telecomunicaciones de Bogota            193,442     31,477       0.0%
    Grupo Argos SA                                      29,246    190,740       0.0%
    Grupo Aval Acciones y Valores SA                    12,451    103,592       0.0%
    Grupo de Inversiones Suramericana SA                33,797    429,066       0.0%
    Grupo Nutresa SA                                    36,828    327,112       0.0%
    Interconexion Electrica SA ESP                     136,072    595,808       0.1%
    Mineros SA                                           5,269      4,330       0.0%
    Promigas SA ESP                                      7,608     20,158       0.0%
                                                               ----------       ---
TOTAL COLOMBIA                                                  5,771,746       0.4%
                                                               ----------       ---
CZECH REPUBLIC -- (0.2%)
    CEZ A.S.                                            63,342  1,388,920       0.1%
    Komercni banka A.S.                                  6,682    287,301       0.0%
    O2 Czech Republic A.S.                              22,482    273,769       0.0%
    Unipetrol A.S.                                      17,641    301,062       0.1%
                                                               ----------       ---
TOTAL CZECH REPUBLIC                                            2,251,052       0.2%
                                                               ----------       ---
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E. GDR     213,565    974,885       0.1%
    Egyptian Financial Group-Hermes Holding Co. GDR      1,061      2,824       0.0%
                                                               ----------       ---
TOTAL EGYPT                                                       977,709       0.1%
                                                               ----------       ---
GREECE -- (0.2%)
    Aegean Airlines SA                                  14,009    127,467       0.0%
*   Alpha Bank AE                                       11,944     23,815       0.0%
    Athens Water Supply & Sewage Co. SA (The)            9,282     66,547       0.0%
    Bank of Greece                                          93      1,517       0.0%
*   Ellaktor SA                                         37,044     70,442       0.0%
*   FF Group                                            11,777    246,739       0.0%
    Fourlis Holdings SA                                 16,770    108,827       0.0%
*   GEK Terna Holding Real Estate Construction SA       19,516     96,411       0.0%
    Hellenic Exchanges--Athens Stock Exchange SA        17,189     96,134       0.0%
    Hellenic Petroleum SA                               13,422    118,517       0.0%
    Hellenic Telecommunications Organization SA         61,926    735,897       0.1%
*   HOLDING Co. ADMIE IPTO SA                           23,407     50,148       0.0%
*   Intracom Holdings SA                                23,370     15,789       0.0%
    JUMBO SA                                            30,650    492,694       0.1%
*   Lamda Development SA                                10,911     82,064       0.0%
*   Marfin Investment Group Holdings SA                371,966     40,776       0.0%
    Motor Oil Hellas Corinth Refineries SA              20,574    492,661       0.1%
*   Mytilineos Holdings SA                              22,976    240,564       0.0%
*   National Bank of Greece SA                          18,817      6,224       0.0%
*   Piraeus Bank SA                                        190        547       0.0%
    Piraeus Port Authority SA                              988     17,944       0.0%
*   Public Power Corp. SA                               23,407     50,739       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES   VALUE++   OF NET ASSETS**
                                               ------- ---------- ---------------
GREECE -- (Continued)
    Terna Energy SA                             15,305 $   74,402       0.0%
    Titan Cement Co. SA                          9,067    219,138       0.0%
                                                       ----------       ---
TOTAL GREECE                                            3,476,003       0.3%
                                                       ----------       ---
HONG KONG -- (0.0%)
    Lai Fung Holdings, Ltd.                     34,700     58,495       0.0%
                                                       ----------       ---
HUNGARY -- (0.4%)
    Magyar Telekom Telecommunications P.L.C.   246,191    427,224       0.0%
    MOL Hungarian Oil & Gas P.L.C.             189,640  2,271,068       0.2%
    OTP Bank P.L.C.                             75,839  3,057,503       0.2%
                                                       ----------       ---
TOTAL HUNGARY                                           5,755,795       0.4%
                                                       ----------       ---
INDIA -- (11.5%)
*   3M India, Ltd.                                 549    120,279       0.0%
*   5Paisa Capital, Ltd.                         4,308     17,375       0.0%
    8K Miles Software Services, Ltd.             1,219     12,622       0.0%
    Aarti Industries                            15,698    228,598       0.0%
*   Aban Offshore, Ltd.                         10,760     33,470       0.0%
    ABB India, Ltd.                              6,497    139,116       0.0%
    Abbott India, Ltd.                             207     13,567       0.0%
    ACC, Ltd.                                   10,741    300,115       0.0%
    Adani Enterprises, Ltd.                     75,237    154,083       0.0%
    Adani Ports & Special Economic Zone, Ltd.  149,330    994,031       0.1%
*   Adani Power, Ltd.                          523,616    265,861       0.0%
*   Adani Transmissions, Ltd.                  105,208    338,082       0.0%
*   Aditya Birla Capital, Ltd.                  79,868    219,303       0.0%
*   Aditya Birla Fashion and Retail, Ltd.      134,550    324,824       0.0%
    Aegis Logistics, Ltd.                       47,377    169,589       0.0%
    Agro Tech Foods, Ltd.                        1,273     10,648       0.0%
*   Ahluwalia Contracts India Ltd.               2,080     10,226       0.0%
    AIA Engineering, Ltd.                       13,290    282,035       0.0%
    Ajanta Pharma, Ltd.                         12,996    244,596       0.0%
    Akzo Nobel India, Ltd.                       6,702    197,326       0.0%
    Alembic Pharmaceuticals, Ltd.               27,495    214,569       0.0%
    Alembic, Ltd.                               31,584     19,167       0.0%
    Alkem Laboratories, Ltd.                     1,366     39,324       0.0%
*   Allahabad Bank                              86,468    104,846       0.0%
    Allcargo Logistics, Ltd.                    27,460     73,908       0.0%
    Amara Raja Batteries, Ltd.                  12,973    140,337       0.0%
    Ambuja Cements, Ltd.                        87,503    380,259       0.0%
*   Amtek Auto, Ltd.                            52,973     20,323       0.0%
    Anant Raj, Ltd.                             45,218     41,977       0.0%
*   Andhra Bank                                 53,593     54,871       0.0%
    Apar Industries, Ltd.                        7,842     92,746       0.0%
    APL Apollo Tubes, Ltd.                       1,203     34,410       0.0%
    Apollo Tyres, Ltd.                         164,832    627,191       0.1%
*   Arvind SmartSpaces, Ltd.                     1,100      2,745       0.0%
    Arvind, Ltd.                                84,021    521,162       0.1%
    Asahi India Glass, Ltd.                     11,056     67,759       0.0%
    Ashiana Housing, Ltd.                        4,261     11,088       0.0%
    Ashok Leyland, Ltd.                        586,806  1,189,314       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
INDIA -- (Continued)
    Ashoka Buildcon, Ltd.                     18,406 $   60,657       0.0%
    Asian Paints, Ltd.                        67,549  1,234,693       0.1%
    Astral Polytechnik, Ltd.                   5,803     68,517       0.0%
    Atul, Ltd.                                 6,092    225,294       0.0%
    Automotive Axles, Ltd.                       846     12,128       0.0%
    Axis Bank, Ltd.                          123,656  1,003,604       0.1%
    Bajaj Auto, Ltd.                          17,773    895,311       0.1%
    Bajaj Corp., Ltd.                         29,693    212,923       0.0%
    Bajaj Electricals, Ltd.                    9,242     55,720       0.0%
    Bajaj Finance, Ltd.                       70,889  1,971,116       0.2%
    Bajaj Finserv, Ltd.                       19,460  1,518,520       0.1%
*   Bajaj Hindusthan Sugar, Ltd.             170,130     39,329       0.0%
    Bajaj Holdings & Investment, Ltd.         15,624    719,296       0.1%
    Balaji Amines, Ltd.                        1,528     12,260       0.0%
    Balkrishna Industries, Ltd.               22,976    608,744       0.1%
*   Ballarpur Industries, Ltd.               146,169     31,643       0.0%
    Balmer Lawrie & Co., Ltd.                 28,524    104,228       0.0%
    Balrampur Chini Mills, Ltd.               83,836    222,335       0.0%
    Bank of Baroda                           150,631    396,166       0.0%
*   Bank of India                             66,618    197,656       0.0%
*   Bank Of Maharashtra                       36,741     15,751       0.0%
    Bannari Amman Sugars, Ltd.                   894     31,772       0.0%
    Bata India, Ltd.                          12,974    162,969       0.0%
    BEML, Ltd.                                 6,432    170,266       0.0%
    Berger Paints India, Ltd.                106,165    439,563       0.1%
*   BGR Energy Systems, Ltd.                   7,400     16,442       0.0%
*   Bharat Financial Inclusion, Ltd.          13,479    203,273       0.0%
    Bharat Forge, Ltd.                       106,674  1,164,416       0.1%
    Bharat Petroleum Corp., Ltd.             160,821  1,342,822       0.1%
    Bharti Airtel, Ltd.                      368,062  2,832,121       0.2%
    Bharti Infratel, Ltd.                    111,930    764,840       0.1%
    Biocon, Ltd.                              58,802    326,697       0.0%
    Birla Corp., Ltd.                          9,090    160,704       0.0%
    Blue Star, Ltd.                           14,558    179,716       0.0%
    Bodal Chemicals, Ltd.                      8,265     23,019       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.   56,090    168,227       0.0%
    Bosch, Ltd.                                  893    289,800       0.0%
    Brigade Enterprises, Ltd.                 10,446     42,420       0.0%
    Britannia Industries, Ltd.                 5,616    401,773       0.0%
    Can Fin Homes, Ltd.                       15,165    112,316       0.0%
    Canara Bank                               40,639    255,647       0.0%
    Capital First, Ltd.                        4,257     49,462       0.0%
    Caplin Point Laboratories, Ltd.           12,240    126,544       0.0%
    Carborundum Universal, Ltd.               31,169    173,939       0.0%
    Care Ratings, Ltd.                         8,973    208,591       0.0%
    Castrol India, Ltd.                       32,130    198,516       0.0%
    CCL Products India, Ltd.                  23,282    115,205       0.0%
    Ceat, Ltd.                                14,416    372,684       0.0%
    Century Plyboards India, Ltd.             37,659    164,038       0.0%
    Century Textiles & Industries, Ltd.        4,915    103,124       0.0%
    Cera Sanitaryware, Ltd.                    1,579     79,723       0.0%
    CESC, Ltd.                                26,249    412,917       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                     SHARES   VALUE++   OF NET ASSETS**
                                                     ------- ---------- ---------------
INDIA -- (Continued)
*   CG Power and Industrial Solutions, Ltd.          196,701 $  252,224       0.0%
    Chambal Fertilizers and Chemicals, Ltd.           72,529    169,586       0.0%
    Chennai Petroleum Corp., Ltd.                     22,713    164,738       0.0%
*   Chennai Super Kings Cricket, Ltd.                130,176        848       0.0%
    Cholamandalam Investment and Finance Co., Ltd.    14,306    254,050       0.0%
    City Union Bank, Ltd.                             53,566    133,995       0.0%
    Clariant Chemicals India, Ltd.                     4,445     42,791       0.0%
    Coal India, Ltd.                                  99,333    440,401       0.1%
    Colgate-Palmolive India, Ltd.                     32,523    533,757       0.1%
    Container Corp. Of India, Ltd.                    15,676    334,227       0.0%
    Coromandel International, Ltd.                    43,846    348,534       0.0%
*   Corp. Bank                                        99,087     69,178       0.0%
    Cox & Kings, Ltd.                                 51,200    206,574       0.0%
    CRISIL, Ltd.                                       8,791    244,253       0.0%
    Crompton Greaves Consumer Electricals, Ltd.      196,701    670,943       0.1%
    Cummins India, Ltd.                               15,021    209,924       0.0%
    Cyient, Ltd.                                      23,996    200,297       0.0%
    Dabur India, Ltd.                                 77,781    400,344       0.0%
    Dalmia Bharat, Ltd.                               20,121    932,569       0.1%
    DB Corp., Ltd.                                    13,469     74,918       0.0%
*   DB Realty, Ltd.                                   62,003     36,169       0.0%
    DCB Bank, Ltd.                                    90,090    247,370       0.0%
    DCM Shriram, Ltd.                                 26,469    214,831       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.   12,197     89,326       0.0%
    Deepak Nitrite, Ltd.                              14,093     47,408       0.0%
*   DEN Networks, Ltd.                                26,575     35,225       0.0%
*   Dena Bank                                         94,353     40,474       0.0%
    Dewan Housing Finance Corp., Ltd.                 95,892    950,795       0.1%
    Dhampur Sugar Mills, Ltd.                         15,975     78,086       0.0%
    Dhanuka Agritech, Ltd.                             1,140     11,356       0.0%
*   Dish TV India, Ltd.                              176,773    211,980       0.0%
*   Dishman Carbogen Amcis, Ltd.                      29,404    134,488       0.0%
    Divi's Laboratories, Ltd.                         41,416    564,099       0.1%
    DLF, Ltd.                                         77,330    241,099       0.0%
    Dredging Corp. Of India, Ltd.                      3,050     26,377       0.0%
*   Dynamatic Technologies, Ltd.                       1,869     62,802       0.0%
    eClerx Services, Ltd.                             12,517    249,365       0.0%
    Edelweiss Financial Services, Ltd.               165,909    720,861       0.1%
    Eicher Motors, Ltd.                                2,874  1,430,381       0.1%
    EID Parry India, Ltd.                             39,453    227,143       0.0%
    EIH, Ltd.                                         44,017    104,407       0.0%
    Electrosteel Castings, Ltd.                       34,724     17,163       0.0%
    Elgi Equipments, Ltd.                              2,347      8,738       0.0%
    Emami, Ltd.                                       24,719    481,640       0.1%
    Engineers India, Ltd.                             67,636    194,211       0.0%
    Entertainment Network India, Ltd.                  2,514     31,097       0.0%
*   Eros International Media, Ltd.                    11,209     36,248       0.0%
    Escorts, Ltd.                                     22,945    269,627       0.0%
    Essel Propack, Ltd.                               39,874    175,580       0.0%
    Exide Industries, Ltd.                            99,213    321,287       0.0%
    FDC, Ltd.                                         22,498     66,389       0.0%
    Federal Bank, Ltd.                               505,957    953,481       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                          SHARES   VALUE++   OF NET ASSETS**
                                                          ------- ---------- ---------------
INDIA -- (Continued)
*   Federal-Mogul Goetze India, Ltd.                        3,768 $   29,181       0.0%
    FIEM Industries, Ltd.                                     788     11,303       0.0%
    Finolex Cables, Ltd.                                   37,138    352,223       0.0%
    Finolex Industries, Ltd.                               17,949    198,297       0.0%
*   Firstsource Solutions, Ltd.                           142,208     96,737       0.0%
*   Future Consumer, Ltd.                                  48,947     46,183       0.0%
    Future Enterprises, Ltd.                                3,497      2,786       0.0%
*   Future Retail, Ltd.                                    74,309    596,268       0.1%
    Gabriel India, Ltd.                                    42,474    129,345       0.0%
    GAIL India, Ltd.                                       87,120    625,845       0.1%
    Garware Wall Ropes, Ltd.                                2,999     43,815       0.0%
    Gateway Distriparks, Ltd.                              36,072    146,616       0.0%
    Gati, Ltd.                                             16,063     29,662       0.0%
    Gayatri Projects, Ltd.                                 16,204     48,545       0.0%
    Genus Power Infrastructures, Ltd.                      35,185     33,496       0.0%
    GHCL, Ltd.                                             15,295     53,631       0.0%
    GIC Housing Finance, Ltd.                              12,531     93,776       0.0%
    Gillette India, Ltd.                                    1,989    183,322       0.0%
*   GMR Infrastructure, Ltd.                              836,205    248,915       0.0%
    Godrej Consumer Products, Ltd.                         70,280  1,013,439       0.1%
    Godrej Industries, Ltd.                                10,514     96,113       0.0%
*   Godrej Properties, Ltd.                                12,858    135,233       0.0%
    Granules India, Ltd.                                   66,237    142,865       0.0%
    Graphite India, Ltd.                                   23,599    181,271       0.0%
    Grasim Industries, Ltd.                                57,050  1,083,905       0.1%
    Great Eastern Shipping Co., Ltd. (The)                 33,384    200,943       0.0%
    Greaves Cotton, Ltd.                                   47,399     94,118       0.0%
    Greenply Industries, Ltd.                               2,431     10,481       0.0%
    Gruh Finance, Ltd.                                     56,136    433,436       0.1%
*   GTL Infrastructure, Ltd.                              141,285     15,206       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                     10,847    133,205       0.0%
    Gujarat Ambuja Exports, Ltd.                           16,948     45,825       0.0%
    Gujarat Fluorochemicals, Ltd.                          12,879    185,176       0.0%
    Gujarat Gas, Ltd.                                      14,084    196,147       0.0%
    Gujarat Industries Power Co., Ltd.                      7,115     15,683       0.0%
    Gujarat Mineral Development Corp., Ltd.                44,395    120,325       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.   22,410    180,393       0.0%
    Gujarat Pipavav Port, Ltd.                             59,367    129,585       0.0%
    Gujarat State Fertilizers & Chemicals, Ltd.            73,343    182,425       0.0%
    Gujarat State Petronet, Ltd.                           82,698    260,794       0.0%
    Gulf Oil Lubricants India, Ltd.                         3,762     45,714       0.0%
*   GVK Power & Infrastructure, Ltd.                      350,798    101,497       0.0%
*   Hathway Cable & Datacom, Ltd.                         113,680     53,628       0.0%
    Hatsun Agro Products, Ltd.                              5,499     60,626       0.0%
    Havells India, Ltd.                                    53,995    404,848       0.1%
*   HCL Infosystems, Ltd.                                  59,391     43,907       0.0%
    HCL Technologies, Ltd.                                194,809  2,572,965       0.2%
    HDFC Bank, Ltd.                                       193,056  5,398,812       0.4%
*   HEG, Ltd.                                               2,331     61,828       0.0%
    HeidelbergCement India, Ltd.                           39,068     89,810       0.0%
    Heritage Foods, Ltd.                                    6,774     81,805       0.0%
    Hero MotoCorp, Ltd.                                    15,571    927,618       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE++   OF NET ASSETS**
                                                ------- ---------- ---------------
INDIA -- (Continued)
    Hexaware Technologies, Ltd.                  69,847 $  307,046       0.0%
    Hikal, Ltd.                                   7,561     29,646       0.0%
*   Himachal Futuristic Communications, Ltd.    275,133    125,779       0.0%
    Himadri Speciality Chemical, Ltd.            24,919     66,661       0.0%
    Himatsingka Seide, Ltd.                       9,692     55,077       0.0%
    Hindalco Industries, Ltd.                   368,542  1,524,580       0.1%
    Hinduja Global Solutions, Ltd.                1,214     10,815       0.0%
*   Hindustan Construction Co., Ltd.            148,737     92,005       0.0%
    Hindustan Petroleum Corp., Ltd.             143,330    989,059       0.1%
    Hindustan Unilever, Ltd.                    141,308  2,703,926       0.2%
    Honda SIEL Power Products, Ltd.                 575     12,221       0.0%
    Honeywell Automation India, Ltd.                764    186,927       0.0%
*   Housing Development & Infrastructure, Ltd.  116,407    105,544       0.0%
    Housing Development Finance Corp., Ltd.     202,308  5,315,272       0.4%
    HSIL, Ltd.                                   16,110    105,202       0.0%
    HT Media, Ltd.                               27,555     43,679       0.0%
    Huhtamaki PPL, Ltd.                           7,154     28,612       0.0%
    ICICI Bank, Ltd.                            196,356    920,174       0.1%
    ICICI Bank, Ltd. Sponsored ADR              158,063  1,446,272       0.1%
    ICRA, Ltd.                                      195     11,794       0.0%
*   IDBI Bank, Ltd.                             216,441    210,461       0.0%
    Idea Cellular, Ltd.                         731,666  1,048,429       0.1%
    IDFC Bank, Ltd.                             122,714    107,309       0.0%
    IDFC, Ltd.                                   88,855     86,518       0.0%
*   IFB Industries, Ltd.                          3,858     57,271       0.0%
*   IFCI, Ltd.                                  258,536     97,252       0.0%
    Igarashi Motors India, Ltd.                   2,401     33,651       0.0%
    IIFL Holdings, Ltd.                         107,694  1,023,043       0.1%
*   IL&FS Transportation Networks, Ltd.          35,931     49,664       0.0%
    India Cements, Ltd. (The)                    99,315    298,597       0.0%
    Indiabulls Housing Finance, Ltd.            143,708  2,761,119       0.2%
*   Indiabulls Real Estate, Ltd.                102,160    357,091       0.0%
    Indiabulls Ventures, Ltd.                    11,240     49,562       0.0%
    Indian Bank                                  43,001    208,025       0.0%
    Indian Hotels Co., Ltd. (The)               128,716    226,078       0.0%
    Indian Metals & Ferro Alloys, Ltd.            2,835     29,794       0.0%
    Indian Oil Corp., Ltd.                      144,846    930,027       0.1%
*   Indian Overseas Bank                        159,455     62,199       0.0%
    Indo Count Industries, Ltd.                  19,752     36,281       0.0%
    Indoco Remedies, Ltd.                        16,097     65,420       0.0%
    Indraprastha Gas, Ltd.                       17,030    416,926       0.1%
    IndusInd Bank, Ltd.                          27,189    684,564       0.1%
    Infosys, Ltd.                               510,418  7,268,544       0.6%
    Infosys, Ltd. Sponsored ADR                  94,315  1,400,578       0.1%
    Ingersoll-Rand India, Ltd.                    3,519     43,338       0.0%
*   Inox Leisure, Ltd.                           16,468     62,354       0.0%
*   Inox Wind, Ltd.                               6,582     15,003       0.0%
*   Intellect Design Arena, Ltd.                 22,152     48,083       0.0%
*   International Paper APPM, Ltd.                2,375     10,576       0.0%
    IRB Infrastructure Developers, Ltd.          83,799    315,260       0.0%
    ITD Cementation India, Ltd.                  17,120     47,912       0.0%
    J Kumar Infraprojects, Ltd.                   9,763     39,976       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                           SHARES   VALUE++   OF NET ASSETS**
                                                           ------- ---------- ---------------
INDIA -- (Continued)
    Jagran Prakashan, Ltd.                                  56,974 $  156,207       0.0%
    Jai Corp., Ltd.                                         22,407     44,219       0.0%
    Jain Irrigation Systems, Ltd.                          187,064    297,160       0.0%
*   Jaiprakash Power Ventures, Ltd.                        256,079     31,225       0.0%
*   Jammu & Kashmir Bank, Ltd. (The)                       125,679    160,179       0.0%
    Jamna Auto Industries, Ltd.                             38,870     39,635       0.0%
*   Jaypee Infratech, Ltd.                                 255,716     53,231       0.0%
    JB Chemicals & Pharmaceuticals, Ltd.                    15,402     68,312       0.0%
    JBF Industries, Ltd.                                    18,685     64,053       0.0%
*   Jet Airways India, Ltd.                                 13,549    122,626       0.0%
    Jindal Poly Films, Ltd.                                  2,316     14,384       0.0%
    Jindal Saw, Ltd.                                        82,171    158,308       0.0%
*   Jindal Steel & Power, Ltd.                             163,821    413,625       0.1%
*   JITF Infralogistics, Ltd.                                8,904      5,210       0.0%
    JK Cement, Ltd.                                          9,514    146,149       0.0%
    JK Lakshmi Cement, Ltd.                                 13,039     86,820       0.0%
    JK Paper, Ltd.                                          25,286     44,200       0.0%
    JK Tyre & Industries, Ltd.                              53,863    121,277       0.0%
    JM Financial, Ltd.                                     157,571    400,672       0.0%
    Johnson Controls-Hitachi Air Conditioning India, Ltd.    1,420     51,640       0.0%
    JSW Energy, Ltd.                                       209,792    275,737       0.0%
*   JSW Holdings, Ltd.                                       1,476     42,949       0.0%
    JSW Steel, Ltd.                                        662,480  2,656,668       0.2%
    Jubilant Foodworks, Ltd.                                13,023    328,279       0.0%
    Jubilant Life Sciences, Ltd.                            38,766    383,641       0.0%
*   Just Dial, Ltd.                                         23,136    165,213       0.0%
    Jyothy Laboratories, Ltd.                               17,834    109,517       0.0%
    Kajaria Ceramics, Ltd.                                  48,368    508,395       0.1%
    Kalpataru Power Transmission, Ltd.                      29,121    168,512       0.0%
    Kalyani Steels, Ltd.                                     8,251     53,435       0.0%
    Kansai Nerolac Paints, Ltd.                             47,210    376,929       0.0%
    Karnataka Bank, Ltd. (The)                              65,744    165,451       0.0%
    Karur Vysya Bank, Ltd. (The)                           166,025    325,215       0.0%
    Kaveri Seed Co., Ltd.                                   18,049    159,764       0.0%
    KCP, Ltd.                                               17,828     33,791       0.0%
    KEC International, Ltd.                                 50,704    228,959       0.0%
    KEI Industries, Ltd.                                     2,591     13,402       0.0%
    Kirloskar Oil Engines, Ltd.                             31,504    173,195       0.0%
    Kitex Garments, Ltd.                                    17,014     61,035       0.0%
    KNR Constructions, Ltd.                                  7,397     28,535       0.0%
    Kolte-Patil Developers, Ltd.                             4,289     16,758       0.0%
    Kotak Mahindra Bank, Ltd.                               67,594  1,072,064       0.1%
    KPIT Technologies, Ltd.                                 80,994    183,582       0.0%
    KPR Mill, Ltd.                                           6,427     80,394       0.0%
    KRBL, Ltd.                                              34,591    345,923       0.0%
    Kwality, Ltd.                                           25,524     39,667       0.0%
    L&T Finance Holdings, Ltd.                             142,239    443,009       0.1%
    LA Opala RG, Ltd.                                        1,416     11,606       0.0%
    Lakshmi Machine Works, Ltd.                              1,663    150,631       0.0%
    Lakshmi Vilas Bank, Ltd. (The)                          15,259     35,490       0.0%
    LEEL Electricals Ltd.                                    6,531     30,192       0.0%
    LIC Housing Finance, Ltd.                              141,823  1,313,114       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
INDIA -- (Continued)
    Linde India, Ltd.                           4,251 $   28,632       0.0%
    LT Foods, Ltd.                             10,442     11,008       0.0%
    Magma Fincorp, Ltd.                        21,161     57,735       0.0%
    Maharashtra Seamless, Ltd.                 11,573     89,980       0.0%
*   Mahindra CIE Automotive, Ltd.              29,758    115,298       0.0%
    Man Infraconstruction, Ltd.                34,618     34,071       0.0%
    Manappuram Finance, Ltd.                  223,366    348,970       0.0%
    Marico, Ltd.                              180,600    879,868       0.1%
    Marksans Pharma, Ltd.                      93,249     64,503       0.0%
    Max Financial Services, Ltd.                2,780     25,104       0.0%
    Mayur Uniquoters, Ltd.                      1,977     13,799       0.0%
    McLeod Russel India, Ltd.                  23,301     59,473       0.0%
    Meghmani Organics, Ltd.                    52,538     95,674       0.0%
    MEP Infrastructure Developers, Ltd.         8,450     12,923       0.0%
    Mercator, Ltd.                             38,756     27,267       0.0%
    Merck, Ltd.                                 4,599     79,049       0.0%
    Minda Corp., Ltd.                          15,383     33,942       0.0%
    Minda Industries, Ltd.                      7,044     88,979       0.0%
    MindTree, Ltd.                             65,352    484,704       0.1%
    Mirza International, Ltd.                   4,383     10,840       0.0%
    MOIL, Ltd.                                 15,600     63,621       0.0%
    Monsanto India, Ltd.                        1,594     61,055       0.0%
    Motherson Sumi Systems, Ltd.              218,312  1,228,329       0.1%
    Motilal Oswal Financial Services, Ltd.      3,427     72,650       0.0%
    Mphasis, Ltd.                              37,977    404,571       0.1%
*   MPS, Ltd.                                   1,325     11,979       0.0%
    MRF, Ltd.                                     684    702,899       0.1%
    Muthoot Finance, Ltd.                      24,772    188,776       0.0%
    National Aluminium Co., Ltd.              228,259    336,641       0.0%
    Nava Bharat Ventures, Ltd.                 24,952     54,290       0.0%
    Navin Fluorine International, Ltd.          2,970     34,128       0.0%
*   Navkar Corp., Ltd.                          6,526     19,402       0.0%
    Navneet Education, Ltd.                    33,948     87,403       0.0%
    NCC, Ltd.                                 246,466    416,076       0.1%
    NESCO, Ltd.                                 9,075     71,735       0.0%
    Nestle India, Ltd.                          5,986    665,754       0.1%
*   Network 18 Media & Investments, Ltd.       26,253     20,859       0.0%
*   Neuland Laboratories, Ltd.                  1,555     26,524       0.0%
    NHPC, Ltd.                                513,906    227,493       0.0%
    NIIT Technologies, Ltd.                    21,859    228,032       0.0%
*   NIIT, Ltd.                                 23,857     38,634       0.0%
    Nilkamal, Ltd.                              2,321     57,673       0.0%
    NOCIL, Ltd.                                21,446     60,855       0.0%
    NTPC, Ltd.                                273,851    763,491       0.1%
    Oberoi Realty, Ltd.                        43,536    319,107       0.0%
    OCL India, Ltd.                             3,049     67,799       0.0%
    Omaxe, Ltd.                                16,499     52,157       0.0%
    OnMobile Global, Ltd.                      19,097     17,581       0.0%
    Oracle Financial Services Software, Ltd.    5,131    276,623       0.0%
    Orient Cement, Ltd.                        16,427     42,721       0.0%
    Orient Refractories, Ltd.                   5,890     14,514       0.0%
*   Oriental Bank of Commerce                  33,504     72,919       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                  SHARES   VALUE++   OF NET ASSETS**
                                                  ------- ---------- ---------------
INDIA -- (Continued)
    Page Industries, Ltd.                           2,239 $  684,758       0.1%
*   Patel Engineering, Ltd.                        20,891     26,349       0.0%
    PC Jeweller, Ltd.                              59,854    323,498       0.0%
    Persistent Systems, Ltd.                       17,337    175,401       0.0%
    Petronet LNG, Ltd.                            178,122    715,395       0.1%
    Phillips Carbon Black, Ltd.                     4,251     60,675       0.0%
    Phoenix Mills, Ltd. (The)                      20,999    171,576       0.0%
    PI Industries, Ltd.                            31,768    402,623       0.0%
    Pidilite Industries, Ltd.                      49,845    601,737       0.1%
*   Polaris Consulting & Services, Ltd.             2,125      9,295       0.0%
    Poly Medicure, Ltd.                             6,882     28,498       0.0%
    Polyplex Corp., Ltd.                            3,223     28,103       0.0%
    Power Finance Corp., Ltd.                     326,122    702,142       0.1%
    Power Grid Corp. of India, Ltd.               328,019  1,073,154       0.1%
    Prabhat Dairy, Ltd.                             5,711     12,544       0.0%
    Praj Industries, Ltd.                          45,290     55,277       0.0%
*   Prakash Industries, Ltd.                       23,236     53,161       0.0%
    Prestige Estates Projects, Ltd.                32,407    153,632       0.0%
*   Prism Cement, Ltd.                             30,789     56,588       0.0%
    Procter & Gamble Hygiene & Health Care, Ltd.    3,133    419,618       0.1%
    PTC India Financial Services, Ltd.            117,889     74,140       0.0%
    PTC India, Ltd.                               115,845    220,077       0.0%
*   Punjab & Sind Bank                             30,516     23,692       0.0%
*   Punjab National Bank                          128,963    393,722       0.0%
    Puravankara, Ltd.                              19,821     29,619       0.0%
    PVR, Ltd.                                      15,671    336,413       0.0%
    Rain Industries, Ltd.                          43,809    182,932       0.0%
    Rajesh Exports, Ltd.                           35,398    427,522       0.1%
    Rallis India, Ltd.                             30,834    116,702       0.0%
    Ramco Cements, Ltd. (The)                      34,166    379,076       0.0%
    Ramco Industries, Ltd.                          7,908     36,621       0.0%
    Ramkrishna Forgings, Ltd.                       3,202     37,865       0.0%
    Rashtriya Chemicals & Fertilizers, Ltd.        48,810     68,081       0.0%
    Ratnamani Metals & Tubes, Ltd.                  4,663     63,776       0.0%
*   RattanIndia Power, Ltd.                       192,681     16,811       0.0%
    Raymond, Ltd.                                  11,061    152,400       0.0%
    Redington India, Ltd.                         121,761    295,734       0.0%
    Relaxo Footwears, Ltd.                         14,942    126,902       0.0%
    Reliance Capital, Ltd.                         53,136    472,801       0.1%
*   Reliance Communications, Ltd.                 630,147    166,938       0.0%
*   Reliance Home Finance, Ltd.                    58,877     78,401       0.0%
    Reliance Infrastructure, Ltd.                  58,361    453,138       0.1%
*   Reliance Naval and Engineering, Ltd.           43,598     36,498       0.0%
*   Reliance Power, Ltd.                          421,912    265,602       0.0%
    Repco Home Finance, Ltd.                       13,814    132,282       0.0%
*   Rolta India, Ltd.                              44,198     38,522       0.0%
*   Ruchi Soya Industries, Ltd.                    24,974      9,290       0.0%
    Rural Electrification Corp., Ltd.             381,694  1,023,418       0.1%
    Sadbhav Engineering, Ltd.                      21,471    104,973       0.0%
    Sanghvi Movers, Ltd.                            5,653     14,859       0.0%
    Savita Oil Technologies, Ltd.                     516     11,484       0.0%
    Schaeffler India, Ltd.                          2,260    178,422       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
  INDIA -- (Continued)
  *   Sequent Scientific, Ltd.              13,673 $   23,263       0.0%
      SH Kelkar & Co., Ltd.                  5,746     23,990       0.0%
      Sharda Cropchem, Ltd.                  2,521     17,157       0.0%
  *   Shipping Corp. of India, Ltd.         72,988    104,036       0.0%
      Shoppers Stop, Ltd.                    2,192     17,948       0.0%
      Shree Cement, Ltd.                     2,077    604,345       0.1%
      Shriram City Union Finance, Ltd.       1,021     36,352       0.0%
      Shriram Transport Finance Co., Ltd.   42,323    765,845       0.1%
  *   Sical Logistics, Ltd.                  6,311     22,259       0.0%
      Siemens, Ltd.                          5,669    111,299       0.0%
      Simplex Infrastructures, Ltd.          6,377     52,284       0.0%
      Sintex Industries, Ltd.              184,858     76,207       0.0%
  *   Sintex Plastics Technology, Ltd.     184,858    265,423       0.0%
  *   SITI Networks, Ltd.                   74,545     28,996       0.0%
      SJVN, Ltd.                           176,319     96,952       0.0%
      SKF India, Ltd.                        5,522    139,915       0.0%
      SML ISUZU, Ltd.                        2,236     36,721       0.0%
      Sobha, Ltd.                           27,620    217,566       0.0%
      Solar Industries India, Ltd.           6,796    107,687       0.0%
      Somany Ceramics, Ltd.                  2,140     28,182       0.0%
      Sonata Software, Ltd.                 31,777     88,127       0.0%
      South Indian Bank, Ltd. (The)        497,601    235,928       0.0%
      SREI Infrastructure Finance, Ltd.     86,569    154,096       0.0%
      SRF, Ltd.                             10,142    264,529       0.0%
  *   Star Cement, Ltd.                      8,339     15,126       0.0%
      State Bank of India                  169,896    804,350       0.1%
  *   Steel Authority of India, Ltd.       205,943    247,262       0.0%
      Sterlite Technologies, Ltd.           93,582    414,946       0.1%
      Strides Shasun, Ltd.                  24,403    311,149       0.0%
      Subros, Ltd.                           5,443     23,023       0.0%
      Sudarshan Chemical Industries, Ltd.    4,502     27,736       0.0%
      Sun TV Network, Ltd.                  39,506    522,883       0.1%
      Sundaram Finance, Ltd.                 4,466    120,105       0.0%
      Sundaram-Clayton, Ltd.                   183     16,815       0.0%
      Sundram Fasteners, Ltd.               35,624    284,147       0.0%
      Sunteck Realty, Ltd.                   7,544     40,922       0.0%
      Suprajit Engineering, Ltd.             7,623     32,069       0.0%
      Supreme Industries, Ltd.              22,231    385,234       0.0%
      Supreme Petrochem, Ltd.                6,912     38,845       0.0%
  *   Surya Roshni, Ltd.                     2,217     12,699       0.0%
      Suven Life Sciences, Ltd.             13,095     43,549       0.0%
  *   Suzlon Energy, Ltd.                  969,075    254,012       0.0%
      Swaraj Engines, Ltd.                     846     27,145       0.0%
      Symphony, Ltd.                         5,039    112,936       0.0%
  *   Syndicate Bank                        86,536    109,822       0.0%
      Syngene International, Ltd.            1,328     10,364       0.0%
      TAKE Solutions, Ltd.                  14,500     38,759       0.0%
      Tamil Nadu Newsprint & Papers, Ltd.    9,883     55,655       0.0%
      Tata Chemicals, Ltd.                  57,988    656,412       0.1%
      Tata Communications, Ltd.             33,278    352,929       0.0%
      Tata Consultancy Services, Ltd.      108,975  4,408,462       0.3%
      Tata Elxsi, Ltd.                       9,084    117,796       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
INDIA -- (Continued)
    Tata Global Beverages, Ltd.              201,822 $  710,043       0.1%
    Tata Power Co., Ltd. (The)               414,204    545,025       0.1%
    Tata Sponge Iron, Ltd.                     2,770     40,257       0.0%
    Tata Steel, Ltd.                         147,785  1,606,661       0.1%
*   Tata Teleservices Maharashtra, Ltd.      113,034     14,417       0.0%
    TCI Express, Ltd.                          8,425     73,911       0.0%
    Tech Mahindra, Ltd.                      172,713  1,287,602       0.1%
*   Techno Electric & Engineering Co., Ltd.   11,804     65,684       0.0%
    Texmaco Rail & Engineering, Ltd.          32,187     57,624       0.0%
    Thermax, Ltd.                              7,979    122,095       0.0%
    Thomas Cook India, Ltd.                    6,751     24,867       0.0%
    TI Financial Holdings, Ltd.               25,207    229,249       0.0%
    Tide Water Oil Co India, Ltd.                436     43,247       0.0%
    Time Technoplast, Ltd.                    33,262     95,995       0.0%
    Timken India, Ltd.                        10,750    128,560       0.0%
    Titagarh Wagons, Ltd.                     24,770     55,113       0.0%
    Titan Co., Ltd.                           85,114    840,480       0.1%
    Torrent Pharmaceuticals, Ltd.             22,559    441,720       0.1%
    Torrent Power, Ltd.                       63,788    267,202       0.0%
    Transport Corp. of India, Ltd.            16,849     73,083       0.0%
    Trent, Ltd.                               23,170    105,792       0.0%
    Trident, Ltd.                             29,576     46,991       0.0%
    Triveni Engineering & Industries, Ltd.    46,924     68,734       0.0%
    Triveni Turbine, Ltd.                     39,695     79,879       0.0%
    TTK Prestige, Ltd.                         1,279    129,063       0.0%
*   Tube Investments of India, Ltd.           25,207     94,646       0.0%
    TV Today Network, Ltd.                     6,245     34,359       0.0%
*   TV18 Broadcast, Ltd.                     270,801    182,158       0.0%
    TVS Motor Co., Ltd.                       75,898    850,140       0.1%
    TVS Srichakra, Ltd.                          631     31,258       0.0%
*   UCO Bank                                 126,036     62,890       0.0%
    Uflex, Ltd.                               15,527    109,453       0.0%
    UltraTech Cement, Ltd.                    12,882    875,999       0.1%
*   Union Bank of India                       61,108    166,997       0.0%
*   Unitech, Ltd.                            461,266     47,817       0.0%
    UPL, Ltd.                                193,805  2,393,911       0.2%
    V-Guard Industries, Ltd.                  73,542    243,472       0.0%
    VA Tech Wabag, Ltd.                       16,956    153,650       0.0%
*   Vaibhav Global, Ltd.                       2,785     27,883       0.0%
    Vakrangee, Ltd.                           70,431    611,309       0.1%
    Vardhman Textiles, Ltd.                   10,903    216,888       0.0%
    Vedanta, Ltd.                            664,777  3,414,307       0.3%
    Vijaya Bank                              113,642    116,103       0.0%
    Vinati Organics, Ltd.                      3,982     62,752       0.0%
    VIP Industries, Ltd.                      19,148     85,327       0.0%
    Voltas, Ltd.                              18,088    158,618       0.0%
    VRL Logistics, Ltd.                        3,046     16,887       0.0%
    VST Tillers Tractors, Ltd.                   811     27,645       0.0%
    WABCO India, Ltd.                          2,149    208,968       0.0%
    Welspun Corp., Ltd.                       57,937    131,670       0.0%
    Welspun Enterprises, Ltd.                 26,652     67,109       0.0%
    Welspun India, Ltd.                      187,140    193,757       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                            SHARES     VALUE++    OF NET ASSETS**
                                                          ---------- ------------ ---------------
INDIA -- (Continued)
    West Coast Paper Mills, Ltd.                               8,415 $     24,275       0.0%
    Whirlpool of India, Ltd.                                   8,665      183,504       0.0%
    Wipro, Ltd.                                              260,157    1,185,094       0.1%
    Wonderla Holidays, Ltd.                                    1,519        8,621       0.0%
    Yes Bank, Ltd.                                           380,210    1,850,187       0.2%
    Zee Entertainment Enterprises, Ltd.                      169,990    1,427,125       0.1%
*   Zee Media Corp., Ltd.                                     21,358       14,101       0.0%
    Zensar Technologies, Ltd.                                 11,457      139,287       0.0%
                                                                     ------------      ----
TOTAL INDIA                                                           161,242,352      11.8%
                                                                     ------------      ----
INDONESIA -- (2.8%)
    Ace Hardware Indonesia Tbk PT                          4,736,900      438,356       0.1%
    Adaro Energy Tbk PT                                    9,307,600    1,252,569       0.1%
    Adhi Karya Persero Tbk PT                                743,225      119,990       0.0%
    Agung Podomoro Land Tbk PT                             4,253,200       82,176       0.0%
    AKR Corporindo Tbk PT                                    477,800      262,521       0.0%
    Alam Sutera Realty Tbk PT                              4,680,000      140,224       0.0%
*   Aneka Tambang Persero Tbk PT                           4,714,989      224,241       0.0%
    Arwana Citramulia Tbk PT                               1,603,400       45,384       0.0%
    Asahimas Flat Glass Tbk PT                                 2,000          988       0.0%
    Astra Agro Lestari Tbk PT                                226,467      243,397       0.0%
    Astra Graphia Tbk PT                                     236,000       23,126       0.0%
    Astra International Tbk PT                             3,707,900    2,187,166       0.2%
*   Bakrie and Brothers Tbk PT                            10,309,000        9,121       0.0%
    Bank Bukopin Tbk                                       2,711,400      110,993       0.0%
    Bank Central Asia Tbk PT                               1,938,700    2,986,452       0.2%
    Bank Danamon Indonesia Tbk PT                          1,216,342      457,550       0.1%
    Bank Mandiri Persero Tbk PT                            2,696,544    1,400,590       0.1%
    Bank Negara Indonesia Persero Tbk PT                   1,698,200      951,959       0.1%
*   Bank Pan Indonesia Tbk PT                              2,354,700      189,304       0.0%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT   1,361,200      245,912       0.0%
    Bank Pembangunan Daerah Jawa Timur Tbk PT              1,520,900       77,949       0.0%
*   Bank Permata Tbk PT                                    1,827,958       87,584       0.0%
    Bank Rakyat Indonesia Persero Tbk PT                   3,462,100    3,983,145       0.3%
    Bank Tabungan Negara Persero Tbk PT                    2,284,373      464,867       0.1%
    Bank Tabungan Pensiunan Nasional Tbk PT                  413,000       77,637       0.0%
*   Barito Pacific Tbk PT                                  2,920,200      435,034       0.1%
*   Bayan Resources Tbk PT                                    13,000       10,517       0.0%
    Bekasi Fajar Industrial Estate Tbk PT                  2,446,000       51,270       0.0%
*   Benakat Integra Tbk PT                                 5,686,600       35,262       0.0%
    BISI International Tbk PT                                932,700      112,783       0.0%
    Blue Bird Tbk PT                                          98,600       33,148       0.0%
    Bumi Serpong Damai Tbk PT                              2,339,300      296,907       0.0%
    Charoen Pokphand Indonesia Tbk PT                      2,229,615      542,591       0.1%
*   Citra Marga Nusaphala Persada Tbk PT                     896,868       89,512       0.0%
*   Delta Dunia Makmur Tbk PT                              2,838,200      189,409       0.0%
*   Eagle High Plantations Tbk PT                          6,092,900      109,645       0.0%
    Elnusa Tbk PT                                          2,138,700       48,631       0.0%
    Erajaya Swasembada Tbk PT                                481,300       28,032       0.0%
    Fajar Surya Wisesa Tbk PT                                181,400       70,221       0.0%
    Gajah Tunggal Tbk PT                                     983,100       50,405       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                           ---------- ---------- ---------------
INDONESIA -- (Continued)
*   Garuda Indonesia Persero Tbk PT                         2,980,246 $   80,365       0.0%
    Global Mediacom Tbk PT                                  4,746,600    204,722       0.0%
*   Hanson International Tbk PT                            23,263,000    202,473       0.0%
*   Harum Energy Tbk PT                                       645,200    111,834       0.0%
    Indah Kiat Pulp & Paper Corp. Tbk PT                    1,078,400    419,469       0.0%
*   Indika Energy Tbk PT                                      670,200    111,213       0.0%
    Indo Tambangraya Megah Tbk PT                             279,300    457,224       0.1%
    Indocement Tunggal Prakarsa Tbk PT                        161,600    267,398       0.0%
    Indofood CBP Sukses Makmur Tbk PT                         703,900    456,877       0.1%
    Indofood Sukses Makmur Tbk PT                           2,352,800  1,422,391       0.1%
    Indosat Tbk PT                                            422,200    186,769       0.0%
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT              824,400     29,914       0.0%
*   Inovisi Infracom Tbk PT                                   668,445        394       0.0%
    Intiland Development Tbk PT                             2,960,400     84,737       0.0%
    Japfa Comfeed Indonesia Tbk PT                          2,841,800    288,201       0.0%
    Jasa Marga Persero Tbk PT                                 785,526    376,485       0.0%
    Kalbe Farma Tbk PT                                      4,889,000    576,766       0.1%
    Kawasan Industri Jababeka Tbk PT                        8,974,668    201,166       0.0%
    KMI Wire & Cable Tbk PT                                   895,300     29,048       0.0%
*   Krakatau Steel Persero Tbk PT                           2,092,231     75,900       0.0%
*   Kresna Graha Investama Tbk PT                           2,197,100     98,834       0.0%
    Link Net Tbk PT                                           175,900     64,684       0.0%
*   Lippo Cikarang Tbk PT                                     325,700     91,380       0.0%
    Malindo Feedmill Tbk PT                                   449,100     29,147       0.0%
    Matahari Department Store Tbk PT                          754,300    478,119       0.1%
*   Matahari Putra Prima Tbk PT                               737,300     31,533       0.0%
    Mayora Indah Tbk PT                                     3,033,325    458,563       0.1%
*   Medco Energi Internasional Tbk PT                       4,594,800    267,947       0.0%
    Media Nusantara Citra Tbk PT                            2,426,900    279,096       0.0%
    Mitra Adiperkasa Tbk PT                                   487,700    235,529       0.0%
    Mitra Keluarga Karyasehat Tbk PT                          565,700     77,591       0.0%
    Mitra Pinasthika Mustika Tbk PT                           213,600     17,082       0.0%
*   MNC Investama Tbk PT                                   13,427,000     97,000       0.0%
*   MNC Sky Vision Tbk PT                                     269,000     19,136       0.0%
    Modernland Realty Tbk PT                                6,506,000    158,409       0.0%
    Multipolar Tbk PT                                       3,394,400     42,818       0.0%
*   Multistrada Arah Sarana Tbk PT                             33,500        535       0.0%
    Nippon Indosari Corpindo Tbk PT                         1,073,844    100,525       0.0%
*   Nusantara Infrastructure Tbk PT                         7,772,700    108,812       0.0%
    Pabrik Kertas Tjiwi Kimia Tbk PT                          121,800     26,047       0.0%
    Pakuwon Jati Tbk PT                                    10,687,900    496,342       0.1%
    Pan Brothers Tbk PT                                     1,422,100     50,958       0.0%
*   Panin Financial Tbk PT                                  8,715,400    151,725       0.0%
*   Paninvest Tbk PT                                          992,000     61,392       0.0%
    Pembangunan Perumahan Persero Tbk PT                    1,721,142    361,820       0.0%
    Perusahaan Gas Negara Persero Tbk                       2,627,000    356,440       0.0%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT   1,936,300    215,589       0.0%
    Ramayana Lestari Sentosa Tbk PT                         1,926,700    130,020       0.0%
    Salim Ivomas Pratama Tbk PT                             2,650,900    101,631       0.0%
    Samindo Resources Tbk PT                                   62,250      3,052       0.0%
    Sampoerna Agro PT                                         572,600    105,163       0.0%
    Sawit Sumbermas Sarana Tbk PT                           1,291,900    142,407       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                            SHARES     VALUE++   OF NET ASSETS**
                                                           --------- ----------- ---------------
INDONESIA -- (Continued)
    Selamat Sempurna Tbk PT                                1,169,600 $   111,203       0.0%
    Semen Baturaja Persero Tbk PT                            868,600     178,682       0.0%
    Semen Indonesia Persero Tbk PT                           367,200     295,020       0.0%
*   Sentul City Tbk PT                                     9,749,200     102,758       0.0%
    Sinar Mas Agro Resources & Technology Tbk PT              36,000      10,222       0.0%
    Sinar Mas Multiartha Tbk PT                               16,500      12,140       0.0%
    Sri Rejeki Isman Tbk PT                                5,372,600     144,215       0.0%
*   Sugih Energy Tbk PT                                    5,670,200      20,904       0.0%
    Sumber Alfaria Trijaya Tbk PT                          1,089,000      55,828       0.0%
    Surya Citra Media Tbk PT                               2,469,200     391,554       0.0%
    Surya Semesta Internusa Tbk PT                         1,534,500      66,767       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT               454,721     384,829       0.0%
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR     88,398   2,655,476       0.2%
*   Tiga Pilar Sejahtera Food Tbk                          1,372,000      98,607       0.0%
    Timah Persero Tbk PT                                   1,945,231     117,610       0.0%
    Tiphone Mobile Indonesia Tbk PT                        1,094,000      89,945       0.0%
    Total Bangun Persada Tbk PT                              672,000      35,677       0.0%
    Tower Bersama Infrastructure Tbk PT                      896,500     450,492       0.1%
*   Trada Maritime Tbk PT                                  3,548,700      42,943       0.0%
*   Truba Alam Manunggal Engineering PT                    3,328,000       2,454       0.0%
    Tunas Baru Lampung Tbk PT                              1,566,200     161,088       0.0%
    Tunas Ridean Tbk PT                                      238,000      20,179       0.0%
    Ultrajaya Milk Industry & Trading Co. Tbk PT             939,600      90,476       0.0%
    Unilever Indonesia Tbk PT                                322,000   1,177,594       0.1%
    United Tractors Tbk PT                                   828,495   2,117,366       0.2%
*   Vale Indonesia Tbk PT                                  1,265,700     274,507       0.0%
*   Visi Media Asia Tbk PT                                 5,092,600     105,898       0.0%
    Waskita Karya Persero Tbk PT                           2,112,843     330,286       0.0%
    Wijaya Karya Beton Tbk PT                              1,187,700      57,393       0.0%
    Wijaya Karya Persero Tbk PT                            1,364,049     198,158       0.0%
*   XL Axiata Tbk PT                                       1,931,200     481,353       0.1%
TOTAL INDONESIA                                                       38,890,864       2.9%
MALAYSIA -- (2.8%)
    Aeon Co. M Bhd                                           344,200     168,339       0.0%
    Aeon Credit Service M Bhd                                 33,990     111,603       0.0%
    Affin Holdings Bhd                                       268,770     162,507       0.0%
    AirAsia Bhd                                              851,900     672,262       0.1%
#*  AirAsia X Bhd                                          1,690,000     149,753       0.0%
    Ajinomoto Malaysia Bhd                                     8,600      40,378       0.0%
    Alliance Bank Malaysia Bhd                               586,900     511,469       0.1%
    AMMB Holdings Bhd                                        564,275     570,639       0.1%
    Amway Malaysia Holdings Bhd                               16,600      28,119       0.0%
#   Ann Joo Resources Bhd                                    102,700      90,973       0.0%
    APM Automotive Holdings Bhd                               22,800      19,662       0.0%
    Astro Malaysia Holdings Bhd                              423,200     280,910       0.0%
    Axiata Group Bhd                                         910,205   1,159,094       0.1%
*   Barakah Offshore Petroleum Bhd                           138,300      14,050       0.0%
    Batu Kawan Bhd                                            36,900     172,585       0.0%
    Benalec Holdings Bhd                                     227,000      23,054       0.0%
    Berjaya Food Bhd                                          45,400      15,982       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                                SHARES   VALUE++  OF NET ASSETS**
                                               --------- -------- ---------------
MALAYSIA -- (Continued)
#   Bermaz Auto Bhd                              195,100 $ 93,995       0.0%
    BIMB Holdings Bhd                            313,231  324,848       0.0%
    Bonia Corp. Bhd                              304,400   47,447       0.0%
    Boustead Holdings Bhd                         95,260   67,937       0.0%
    Boustead Plantations Bhd                     109,900   41,796       0.0%
*   Bumi Armada Bhd                            1,114,700  192,409       0.0%
    Bursa Malaysia Bhd                           248,200  585,591       0.1%
#   Cahya Mata Sarawak Bhd                       285,400  249,392       0.0%
    Can-One Bhd                                   42,900   28,882       0.0%
    CB Industrial Product Holding Bhd            196,580   89,665       0.0%
    CIMB Group Holdings Bhd                      530,565  769,498       0.1%
    Coastal Contracts Bhd                        176,800   53,054       0.0%
#   CSC Steel Holdings Bhd                        55,500   22,682       0.0%
    Cypark Resources Bhd                          57,000   35,638       0.0%
    D&O Green Technologies Bhd                   236,900   36,686       0.0%
    Daibochi Plastic & Packaging Industry Bhd      6,048    3,229       0.0%
    Datasonic Group Bhd                          375,000  108,947       0.0%
*   Dayang Enterprise Holdings Bhd               229,650   46,944       0.0%
*   Destinii Bhd                                 184,000   21,081       0.0%
    Dialog Group Bhd                             297,514  158,875       0.0%
    DiGi.Com Bhd                                 674,900  797,082       0.1%
    DKSH Holdings Malaysia Bhd                    15,200   16,793       0.0%
    DRB-Hicom Bhd                                319,700  128,426       0.0%
    Dutch Lady Milk Industries Bhd                 5,700   80,875       0.0%
    Eastern & Oriental Bhd                       496,938  180,870       0.0%
*   Eco World Development Group Bhd              410,100  150,238       0.0%
    Econpile Holldings Bhd                        97,100   71,326       0.0%
#   Ekovest Bhd                                  602,850  165,184       0.0%
    Evergreen Fibreboard Bhd                     218,700   39,776       0.0%
#   Felda Global Ventures Holdings Bhd         1,100,600  496,406       0.1%
    Fraser & Neave Holdings Bhd                    5,500   32,893       0.0%
#   Gadang Holdings Bhd                          254,400   75,750       0.0%
    Gamuda Bhd                                   394,200  488,865       0.1%
#   Gas Malaysia Bhd                              39,200   25,650       0.0%
#   Genting Plantations Bhd                       55,800  140,781       0.0%
    George Kent Malaysia BHD                      96,300   73,731       0.0%
#   Globetronics Technology Bhd                  140,700  219,165       0.0%
    Glomac Bhd                                   176,400   27,297       0.0%
    Goldis Bhd                                    10,502    6,909       0.0%
    GuocoLand Malaysia Bhd                        34,800    9,622       0.0%
    Hai-O Enterprise Bhd                          59,100   76,073       0.0%
#   HAP Seng Consolidated Bhd                    279,820  613,610       0.1%
    Hap Seng Plantations Holdings Bhd             90,600   57,145       0.0%
    Hartalega Holdings Bhd                       281,400  506,810       0.1%
#*  Hengyuan Refining Co. Bhd                     39,100   78,259       0.0%
#   HeveaBoard Bhd                               210,500   83,031       0.0%
    Hiap Teck Venture Bhd                        168,500   16,917       0.0%
*   Hibiscus Petroleum Bhd                       106,900   17,974       0.0%
    Hock Seng LEE BHD                             61,600   22,411       0.0%
    Hong Leong Bank Bhd                           72,690  273,671       0.0%
    Hong Leong Financial Group Bhd               133,913  528,379       0.1%
    Hong Leong Industries Bhd                     46,900  106,411       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                         SHARES    VALUE++   OF NET ASSETS**
                                                        --------- ---------- ---------------
MALAYSIA -- (Continued)
    Hovid Bhd                                             216,200 $   18,639       0.0%
    Hua Yang Bhd                                          128,710     23,712       0.0%
#   Hume Industries Bhd                                    39,208     23,164       0.0%
    Hup Seng Industries Bhd                               218,300     59,302       0.0%
    I-Bhd                                                  59,800      8,194       0.0%
    IJM Corp. Bhd                                         964,414    726,700       0.1%
    IJM Plantations Bhd                                    85,300     57,819       0.0%
#   Inari Amertron Bhd                                    780,642    518,023       0.1%
    Insas Bhd                                             193,013     44,899       0.0%
    IOI Corp. Bhd                                         585,505    617,007       0.1%
    IOI Properties Group Bhd                              483,610    227,493       0.0%
*   Iris Corp. Bhd                                        736,100     28,695       0.0%
*   Iskandar Waterfront City Bhd                          289,100     95,604       0.0%
#*  JAKS Resources Bhd                                    166,000     58,053       0.0%
#   Jaya Tiasa Holdings Bhd                               264,705     73,165       0.0%
    JCY International Bhd                                 413,600     52,777       0.0%
    Kenanga Investment Bank Bhd                            81,000     10,241       0.0%
    Kerjaya Prospek Group Bhd                             106,800     98,895       0.0%
    Kian JOO CAN Factory Bhd                              114,600     79,857       0.0%
    Kim Loong Resources Bhd                                50,920     55,686       0.0%
    Kimlun Corp. Bhd                                       48,607     26,540       0.0%
#*  KNM Group Bhd                                       1,273,484     84,300       0.0%
    Kretam Holdings Bhd                                   399,000     52,748       0.0%
#*  KSL Holdings Bhd                                      376,864    112,113       0.0%
    Kuala Lumpur Kepong Bhd                                79,250    460,670       0.1%
    Kumpulan Perangsang Selangor Bhd                      116,800     39,183       0.0%
    Land & General Bhd                                  1,013,940     52,688       0.0%
*   Landmarks Bhd                                         139,100     24,011       0.0%
    LBS Bina Group Bhd                                    168,400     76,366       0.0%
    Lii Hen Indsustries Bhd                                36,000     35,204       0.0%
    Lingkaran Trans Kota Holdings Bhd                      97,600    135,780       0.0%
    LPI Capital Bhd                                        28,300    121,788       0.0%
    Magni-Tech Industries Bhd                              27,800     45,697       0.0%
    Mah Sing Group Bhd                                    857,152    312,171       0.0%
    Malakoff Corp. Bhd                                    393,800     95,833       0.0%
    Malayan Banking Bhd                                   660,925  1,444,121       0.1%
    Malayan Flour Mills Bhd                               131,900     60,451       0.0%
    Malaysia Airports Holdings Bhd                        159,167    311,198       0.0%
#   Malaysia Building Society Bhd                         715,072    187,412       0.0%
#*  Malaysia Marine and Heavy Engineering Holdings Bhd    213,400     41,374       0.0%
#*  Malaysian Bulk Carriers Bhd                           271,325     56,657       0.0%
#   Malaysian Pacific Industries Bhd                       67,663    222,490       0.0%
#   Malaysian Resources Corp. Bhd                       1,238,000    309,926       0.0%
    Malton Bhd                                            177,500     51,949       0.0%
#   Matrix Concepts Holdings Bhd                          279,750    148,652       0.0%
    Maxis Bhd                                             383,500    538,880       0.1%
    MBM Resources Bhd                                      80,330     39,080       0.0%
    Media Chinese International, Ltd.                     100,600     10,219       0.0%
    Media Prima Bhd                                       428,000     84,422       0.0%
    Mega First Corp. Bhd                                   78,700     65,264       0.0%
#   Mitrajaya Holdings Bhd                                207,000     45,954       0.0%
*   MK Land Holdings Bhd                                  360,900     23,006       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
MALAYSIA -- (Continued)
    MKH Bhd                                     200,015 $   97,785       0.0%
    MMC Corp. Bhd                               420,100    197,459       0.0%
*   MNRB Holdings Bhd                            58,350     31,696       0.0%
*   MPHB Capital Bhd                             74,900     23,351       0.0%
*   Mudajaya Group Bhd                          196,900     55,885       0.0%
    Muhibbah Engineering M Bhd                  220,500    148,405       0.0%
*   Mulpha International Bhd                     87,720     51,808       0.0%
#   My EG Services Bhd                          937,550    485,021       0.1%
*   Naim Holdings Bhd                           101,300     28,011       0.0%
    NTPM Holdings Bhd                           103,400     18,192       0.0%
    Oldtown Bhd                                 179,125    108,723       0.0%
    Oriental Holdings Bhd                        27,700     42,847       0.0%
    OSK Holdings Bhd                            362,809    135,432       0.0%
    Padini Holdings Bhd                         228,200    254,338       0.0%
    Panasonic Manufacturing Malaysia Bhd         13,100    120,708       0.0%
    Pantech Group Holdings Bhd                  101,846     16,602       0.0%
    Paramount Corp. Bhd                         131,100     54,163       0.0%
*   Parkson Holdings Bhd                        350,305     53,794       0.0%
*   Pentamaster Corp., Bhd                        9,300     10,494       0.0%
#   PESTECH International Bhd                   124,400     48,765       0.0%
    Petron Malaysia Refining & Marketing Bhd     28,600     79,077       0.0%
    Pharmaniaga Bhd                              44,200     42,393       0.0%
    Pie Industrial BHD                           57,300     28,290       0.0%
#   Pos Malaysia Bhd                            132,700    172,148       0.0%
    PPB Group Bhd                                99,200    393,355       0.0%
#   Press Metal Aluminium Holdings Bhd          716,400    749,656       0.1%
    Protasco Bhd                                163,000     43,896       0.0%
    Public Bank Bhd                             624,370  3,017,288       0.2%
#*  Puncak Niaga Holdings Bhd                   104,100     17,952       0.0%
    QL Resources Bhd                            392,404    360,593       0.0%
    RHB Bank Bhd                                125,062    150,068       0.0%
*   Rimbunan Sawit Bhd                          496,600     48,085       0.0%
*   Salcon Bhd                                  254,494     25,551       0.0%
    Sam Engineering & Equipment M Bhd            16,800     28,985       0.0%
    Sapura Energy Bhd                         2,294,811    868,432       0.1%
    Sarawak Oil Palms Bhd                        45,314     49,026       0.0%
    Scicom MSC Bhd                               31,200     13,919       0.0%
#   Scientex Bhd                                128,000    269,086       0.0%
    Selangor Dredging Bhd                       150,900     37,751       0.0%
    Selangor Properties Bhd                       2,100      2,381       0.0%
    Shangri-La Hotels Malaysia Bhd              101,700    124,918       0.0%
    SHL Consolidated Bhd                         98,500     65,000       0.0%
#   SKP Resources Bhd                           349,300    146,018       0.0%
#   SP Setia Bhd Group                          163,227    126,199       0.0%
    Star Media Group Bhd                        114,600     45,750       0.0%
#   Sunway Bhd                                  815,214    332,936       0.0%
#   Sunway Construction Group Bhd               134,510     73,074       0.0%
    Supermax Corp. Bhd                          214,050     89,494       0.0%
    Suria Capital Holdings Bhd                   18,100      8,590       0.0%
#   Syarikat Takaful Malaysia Bhd               181,200    164,732       0.0%
    Ta Ann Holdings Bhd                         139,426    121,532       0.0%
    TA Enterprise Bhd                           620,300     93,821       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                SHARES     VALUE++   OF NET ASSETS**
                                               --------- ----------- ---------------
MALAYSIA -- (Continued)
    TA Global Bhd                                529,180 $    47,458       0.0%
    Taliworks Corp. Bhd                          127,900      37,760       0.0%
    Tambun Indah Land Bhd                        121,700      33,910       0.0%
    TAN Chong Motor Holdings Bhd                 103,100      39,468       0.0%
    Tasek Corp. Bhd                                7,400      22,540       0.0%
    Telekom Malaysia Bhd                         284,560     426,998       0.1%
    Tenaga Nasional Bhd                          639,100   2,264,400       0.2%
    TH Plantations Bhd                            61,320      15,931       0.0%
    Thong Guan Industries Bhd                     11,900      12,565       0.0%
#   Time dotCom Bhd                               28,800      62,463       0.0%
    Tiong NAM Logistics Holdings                 119,850      42,161       0.0%
    Top Glove Corp. Bhd                          323,900     489,573       0.1%
    Tropicana Corp. Bhd                          313,401      73,993       0.0%
    TSH Resources Bhd                            272,900     109,624       0.0%
    Tune Protect Group Bhd                       333,900      96,206       0.0%
    Uchi Technologies Bhd                         56,870      39,226       0.0%
#   UEM Edgenta Bhd                              164,900     102,838       0.0%
#*  UEM Sunrise Bhd                              781,764     205,044       0.0%
*   UMW Holdings Bhd                             265,500     328,637       0.0%
#*  UMW Oil & Gas Corp. Bhd                    2,821,435     213,517       0.0%
    Unisem M Bhd                                 365,830     345,727       0.0%
    United Malacca Bhd                            20,100      32,094       0.0%
    United Plantations Bhd                        22,500     145,758       0.0%
    United U-Li Corp. Bhd                         47,000      47,726       0.0%
#   UOA Development Bhd                          385,600     232,369       0.0%
*   Uzma Bhd                                      75,200      25,800       0.0%
    ViTrox Corp. Bhd                              47,500      56,470       0.0%
#   VS Industry Bhd                              525,925     382,630       0.0%
    Wah Seong Corp. Bhd                          218,605      48,530       0.0%
*   WCE Holdings Bhd                              56,300      16,487       0.0%
#*  WCT Holdings Bhd                             495,475     194,211       0.0%
#   Wellcall Holdings Bhd                        272,550      89,473       0.0%
#   Westports Holdings Bhd                       418,100     366,785       0.0%
    WTK Holdings Bhd                             175,000      33,465       0.0%
#   Yinson Holdings Bhd                          153,500     143,426       0.0%
*   YNH Property Bhd                             257,166      85,792       0.0%
    YTL Corp. Bhd                              2,592,530     777,761       0.1%
    YTL Power International Bhd                  688,246     211,329       0.0%
    Zhulian Corp. Bhd                             58,200      24,616       0.0%
                                                         -----------       ---
TOTAL MALAYSIA                                            38,670,613       2.8%
                                                         -----------       ---
MEXICO -- (3.8%)
    Alfa S.A.B. de C.V. Class A                1,803,454   1,883,247       0.1%
#   Alpek S.A.B. de C.V.                         311,634     326,885       0.0%
#   Alsea S.A.B. de C.V.                         332,233   1,005,447       0.1%
    America Movil S.A.B. de C.V. Series L      4,985,903   4,298,876       0.3%
    America Movil S.A.B. de C.V. Series L ADR    116,929   2,001,824       0.2%
    Arca Continental S.A.B. de C.V.              125,702     799,974       0.1%
#*  Axtel S.A.B. de C.V.                         643,463     139,287       0.0%
#   Banregio Grupo Financiero S.A.B. de C.V.     167,956     895,859       0.1%
*   Bio Pappel S.A.B. de C.V.                     22,232      26,950       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                   SHARES    VALUE++   OF NET ASSETS**
                                                                  --------- ---------- ---------------
MEXICO -- (Continued)
    Bolsa Mexicana de Valores S.A.B. de C.V.                        173,089 $  288,816       0.0%
#*  Cemex S.A.B. de C.V.                                          3,124,246  2,540,561       0.2%
*   Cemex S.A.B. de C.V. Sponsored ADR                              164,089  1,330,762       0.1%
    Cia Minera Autlan S.A.B. de C.V. Series B                        12,180     11,435       0.0%
    Coca-Cola Femsa S.A.B. de C.V. Series L                          18,905    127,797       0.0%
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR                      6,841    468,198       0.0%
    Consorcio ARA S.A.B. de C.V. Series *                           495,229    175,652       0.0%
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V. Class A       227,542    232,506       0.0%
    Corp. Actinver S.A.B. de C.V.                                     9,800      6,645       0.0%
#   Corp. Inmobiliaria Vesta S.A.B. de C.V.                         264,354    326,793       0.0%
#   Corp. Moctezuma S.A.B. de C.V. Series *                          87,200    346,585       0.0%
    Credito Real S.A.B. de C.V. SOFOM ER                            141,413    227,184       0.0%
#*  Desarrolladora Homex S.A.B. de C.V.                             115,610      4,764       0.0%
#   El Puerto de Liverpool S.A.B. de C.V. Class C1                   26,025    177,638       0.0%
#*  Elementia S.A.B. de C.V.                                         16,493     21,507       0.0%
#*  Empresas ICA S.A.B. de C.V.                                      72,400      5,589       0.0%
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR                21,447      3,356       0.0%
    Fomento Economico Mexicano S.A.B. de C.V.                        22,900    199,488       0.0%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR          14,005  1,228,939       0.1%
#   Gentera S.A.B. de C.V.                                          676,510    684,564       0.1%
    Gruma S.A.B. de C.V. Class B                                     92,774  1,217,662       0.1%
*   Grupo Aeromexico S.A.B. de C.V.                                  93,170    148,660       0.0%
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.             143,132    723,060       0.1%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR               7,415    703,832       0.1%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B          72,582    690,129       0.1%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR                4,576    818,143       0.1%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B           25,085    448,532       0.0%
    Grupo Bimbo S.A.B. de C.V. Series A                             448,568  1,038,608       0.1%
    Grupo Carso S.A.B. de C.V. Series A1                            182,930    592,918       0.1%
    Grupo Cementos de Chihuahua S.A.B. de C.V.                       17,771     84,370       0.0%
    Grupo Comercial Chedraui S.A. de C.V.                           214,602    423,680       0.0%
    Grupo Elektra S.A.B. de C.V.                                     26,588  1,065,517       0.1%
*   Grupo Famsa S.A.B. de C.V. Class A                              176,737     96,427       0.0%
    Grupo Financiero Banorte S.A.B. de C.V. Class O                 408,824  2,422,440       0.2%
#   Grupo Financiero Inbursa S.A.B. de C.V. Class O                 434,542    747,516       0.1%
    Grupo Financiero Interacciones SA de C.V. Class O                77,323    351,612       0.0%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B        248,985    418,444       0.0%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B ADR     40,684    342,559       0.0%
*   Grupo GICSA S.A. de C.V.                                         48,093     29,099       0.0%
    Grupo Herdez S.A.B. de C.V. Series *                            174,359    372,878       0.0%
    Grupo Industrial Saltillo S.A.B. de C.V.                         27,810     52,206       0.0%
    Grupo KUO S.A.B. de C.V. Series B                                28,600     58,612       0.0%
#   Grupo Lala S.A.B. de C.V.                                       209,879    324,150       0.0%
    Grupo Mexico S.A.B. de C.V. Series B                          1,442,882  4,692,513       0.4%
*   Grupo Pochteca S.A.B. de C.V.                                    35,990     13,798       0.0%
    Grupo Rotoplas S.A.B. de C.V.                                    31,735     49,229       0.0%
    Grupo Sanborns S.A.B. de C.V.                                   137,255    150,845       0.0%
*   Grupo Simec S.A.B. de C.V. Series B                              45,467    149,029       0.0%
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                          2,821     27,787       0.0%
*   Grupo Sports World S.A.B. de C.V.                                42,700     42,317       0.0%
#   Grupo Televisa S.A.B. Series CPO                                580,492  2,540,972       0.2%
    Grupo Televisa S.A.B. Sponsored ADR                              18,781    411,116       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                            SHARES     VALUE++   OF NET ASSETS**
                                                                           --------- ----------- ---------------
MEXICO -- (Continued)
#*  Hoteles City Express S.A.B. de C.V.                                      167,099 $   205,782       0.0%
*   Impulsora del Desarrollo y El Empleo en America Latina S.A.B. de C.V.    188,521     343,083       0.0%
#   Industrias Bachoco S.A.B. de C.V. Series B                                89,229     439,449       0.0%
    Industrias Bachoco S.A.B. de C.V. Sponsored ADR                            2,601     153,173       0.0%
*   Industrias CH S.A.B. de C.V. Series B                                    122,773     489,254       0.0%
    Industrias Penoles S.A.B. de C.V.                                         61,991   1,445,355       0.1%
#   Infraestructura Energetica Nova S.A.B. de C.V.                           182,489     930,923       0.1%
#   Kimberly-Clark de Mexico S.A.B. de C.V. Class A                          687,660   1,182,940       0.1%
*   La Comer S.A.B. de C.V.                                                  309,798     300,559       0.0%
#*  Maxcom Telecomunicaciones S.A.B. de C.V.                                   3,390       1,256       0.0%
    Megacable Holdings S.A.B. de C.V.                                        191,520     758,817       0.1%
    Mexichem S.A.B. de C.V.                                                  563,072   1,450,285       0.1%
*   Minera Frisco S.A.B. de C.V. Class A1                                    242,964     143,332       0.0%
#   Nemak S.A.B. de C.V.                                                     234,100     176,200       0.0%
#   Organizacion Cultiba S.A.B. de C.V.                                       24,314      20,165       0.0%
#*  Organizacion Soriana S.A.B. de C.V. Class B                              240,563     504,421       0.0%
#   Promotora y Operadora de Infraestructura S.A.B. de C.V.(BP85573)           4,081      30,523       0.0%
#   Promotora y Operadora de Infraestructura S.A.B. de C.V.(2393388)          59,761     568,254       0.1%
    Qualitas Controladora S.A.B. de C.V.                                      79,517     131,687       0.0%
    Rassini S.A.B. de C.V.                                                    32,253     119,646       0.0%
#   Rassini S.A.B. De C.V. Class A                                            43,000      80,519       0.0%
*   Telesites S.A.B. de C.V.                                                 444,416     328,935       0.0%
#   TV Azteca S.A.B. de C.V.                                                 760,843     137,709       0.0%
    Unifin Financiera S.A.B. de C.V. SOFOM ENR                                25,051      84,933       0.0%
    Vitro S.A.B. de C.V. Series A                                             82,421     305,665       0.0%
    Wal-Mart de Mexico S.A.B. de C.V.                                      1,026,541   2,298,128       0.2%
                                                                                     -----------       ---
TOTAL MEXICO                                                                          53,666,781       3.9%
                                                                                     -----------       ---
PERU -- (0.2%)
    Cementos Pacasmayo SAA ADR                                                 6,089      77,574       0.0%
    Cia de Minas Buenaventura SAA ADR                                         15,794     217,799       0.0%
    Credicorp, Ltd.                                                           15,339   3,212,600       0.3%
*   Fossal SAA ADR                                                               455         439       0.0%
*   Grana y Montero SAA Sponsored ADR                                          9,927      44,672       0.0%
                                                                                     -----------       ---
TOTAL PERU                                                                             3,553,084       0.3%
                                                                                     -----------       ---
PHILIPPINES -- (1.2%)
    Aboitiz Equity Ventures, Inc.                                            325,910     473,421       0.1%
    Aboitiz Power Corp.                                                      365,000     300,517       0.0%
*   Apex Mining Co., Inc.                                                    472,000      15,550       0.0%
*   Atlas Consolidated Mining & Development Corp.                            168,700      16,330       0.0%
    Ayala Corp.                                                               40,121     800,619       0.1%
    Ayala Land, Inc.                                                       1,231,160   1,031,171       0.1%
    Bank of the Philippine Islands                                           144,646     274,865       0.0%
    BDO Unibank, Inc.                                                        169,798     452,466       0.1%
    Cebu Air, Inc.                                                           168,840     356,635       0.0%
    Century Pacific Food, Inc.                                               314,700      92,694       0.0%
    Century Properties Group, Inc.                                           500,000       4,939       0.0%
    China Banking Corp.                                                      145,337      94,373       0.0%
    Cirtek Holdings Philippines Corp.                                         15,500      13,369       0.0%
    Cosco Capital, Inc.                                                      835,800     137,997       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE++  OF NET ASSETS**
                                             --------- -------- ---------------
 PHILIPPINES -- (Continued)
     D&L Industries, Inc.                      732,800 $147,374       0.0%
     DMCI Holdings, Inc.                     1,899,750  564,275       0.1%
 *   DoubleDragon Properties Corp.             103,090   80,887       0.0%
     East West Banking Corp.                   157,600   98,947       0.0%
 *   EEI Corp.                                 232,900   55,542       0.0%
 *   Empire East Land Holdings, Inc.         1,223,000   15,878       0.0%
     Energy Development Corp.                  846,319   94,655       0.0%
     Filinvest Land, Inc.                    6,454,000  247,831       0.0%
     First Gen Corp.                           721,300  245,681       0.0%
     First Philippine Holdings Corp.           182,270  225,558       0.0%
 *   Global Ferronickel Holdings, Inc.         434,000   22,770       0.0%
     Globe Telecom, Inc.                         8,885  351,635       0.0%
     GT Capital Holdings, Inc.                  15,005  343,299       0.0%
     Integrated Micro-Electronics, Inc.        129,000   44,227       0.0%
     JG Summit Holdings, Inc.                  547,520  816,433       0.1%
     Jollibee Foods Corp.                      116,000  560,148       0.1%
 *   Lepanto Consolidated Mining Co.         1,834,182    7,001       0.0%
     Lopez Holdings Corp.                    1,395,300  157,065       0.0%
     Manila Electric Co.                        76,660  433,367       0.0%
     Manila Water Co., Inc.                    615,600  369,810       0.0%
     Max's Group, Inc.                         128,900   48,105       0.0%
 *   Megawide Construction Corp.               327,774  106,798       0.0%
     Megaworld Corp.                         3,412,900  352,371       0.0%
     Metro Retail Stores Group, Inc.           714,000   55,718       0.0%
     Metropolitan Bank & Trust Co.              99,112  166,317       0.0%
     Nickel Asia Corp.                         268,000   36,364       0.0%
     Pepsi-Cola Products Philippines, Inc.     737,300   41,211       0.0%
     Petron Corp.                            1,292,000  243,933       0.0%
     Philex Mining Corp.                       111,400   16,435       0.0%
 *   Philippine National Bank                  215,142  243,662       0.0%
     Philippine Stock Exchange, Inc. (The)       5,304   25,127       0.0%
     Phinma Energy Corp.                       675,000   22,246       0.0%
     Phoenix Petroleum Philippines, Inc.       136,240   30,351       0.0%
     PLDT, Inc.                                 21,950  727,940       0.1%
     PLDT, Inc. Sponsored ADR                   11,344  375,033       0.0%
     Puregold Price Club, Inc.                 225,940  223,247       0.0%
     RFM Corp.                                 532,000   48,193       0.0%
     Rizal Commercial Banking Corp.            201,164  230,148       0.0%
     Robinsons Land Corp.                      834,700  408,382       0.0%
     Robinsons Retail Holdings, Inc.            75,090  141,166       0.0%
     San Miguel Corp.                          277,910  554,793       0.1%
     Security Bank Corp.                       113,806  542,486       0.1%
     Semirara Mining & Power Corp.             463,280  381,360       0.0%
     SM Investments Corp.                       23,010  426,142       0.0%
     SM Prime Holdings, Inc.                   964,412  691,882       0.1%
 *   SSI Group, Inc.                           261,000   19,614       0.0%
     STI Education Systems Holdings, Inc.    1,881,000   65,550       0.0%
 *   Top Frontier Investment Holdings, Inc.     10,142   58,577       0.0%
     Union Bank of the Philippines             114,552  193,306       0.0%
     Universal Robina Corp.                    186,330  515,724       0.1%
     Vista Land & Lifescapes, Inc.           3,697,900  436,135       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                             SHARES    VALUE++   OF NET ASSETS**
                                             ------- ----------- ---------------
PHILIPPINES -- (Continued)
    Xurpas, Inc.                              76,300 $     7,964       0.0%
                                                     -----------       ---
TOTAL PHILIPPINES                                     16,383,609       1.2%
                                                     -----------       ---
POLAND -- (2.0%)
*   Agora SA                                  20,446      92,137       0.0%
*   Alior Bank SA                             33,961     674,607       0.1%
    Amica SA                                   2,898     112,281       0.0%
*   AmRest Holdings SE                         1,944     188,565       0.0%
    Apator SA                                  3,816      31,963       0.0%
    Asseco Poland SA                          46,977     615,873       0.1%
    Bank Handlowy w Warszawie SA               8,512     174,066       0.0%
*   Bank Millennium SA                       204,836     448,939       0.0%
    Bank Pekao SA                             16,332     533,663       0.0%
    Bank Zachodni WBK SA                       4,533     454,810       0.0%
#*  Bioton SA                                 23,777      29,147       0.0%
*   Boryszew SA                               87,985     241,664       0.0%
    Budimex SA                                 6,889     353,066       0.0%
    CCC SA                                     8,799     659,791       0.1%
    CD Projekt SA                             44,539   1,475,270       0.1%
*   Ciech SA                                  23,153     393,620       0.0%
    ComArch SA                                   218       9,615       0.0%
    Cyfrowy Polsat SA                         64,564     449,702       0.0%
    Elektrobudowa SA                              39         942       0.0%
*   Emperia Holding SA                         5,724     144,298       0.0%
    Enea SA                                  143,203     547,988       0.1%
    Energa SA                                 61,686     214,368       0.0%
#   Eurocash SA                               39,486     399,345       0.0%
    Fabryki Mebli Forte SA                     9,297     169,908       0.0%
*   Famur SA                                  37,563      59,311       0.0%
    Firma Oponiarska Debica SA                 1,289      35,824       0.0%
*   Getin Holding SA                         243,123     107,504       0.0%
#*  Getin Noble Bank SA                      290,102     128,305       0.0%
    Globe Trade Centre SA                     29,996      74,139       0.0%
    Grupa Azoty SA                            17,703     354,949       0.0%
    Grupa Azoty Zaklady Chemiczne Police SA    3,091      17,736       0.0%
    Grupa Kety SA                              6,353     688,385       0.1%
    Grupa Lotos SA                            62,514   1,133,656       0.1%
*   Impexmetal SA                             60,302      71,055       0.0%
*   ING Bank Slaski SA                         7,883     428,848       0.0%
    Inter Cars SA                              2,921     231,260       0.0%
*   Jastrzebska Spolka Weglowa SA             28,438     764,782       0.1%
    Kernel Holding SA                         38,613     518,765       0.0%
    KGHM Polska Miedz SA                      35,565   1,202,129       0.1%
    KRUK SA                                    8,067     618,193       0.1%
    LC Corp. SA                               15,461      11,731       0.0%
#   LPP SA                                       344     810,190       0.1%
    Lubelski Wegiel Bogdanka SA                5,264     106,676       0.0%
*   mBank SA                                   4,560     576,598       0.1%
    Netia SA                                 175,788     197,988       0.0%
    Neuca SA                                   2,045     137,669       0.0%
*   Orange Polska SA                         257,497     396,787       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                        SHARES    VALUE++   OF NET ASSETS**
                                                        ------- ----------- ---------------
POLAND -- (Continued)
    Orbis SA                                              5,719 $   137,390       0.0%
#   Pfleiderer Group SA                                   2,316      25,469       0.0%
*   PGE Polska Grupa Energetyczna SA                    321,613   1,153,154       0.1%
*   PKP Cargo SA                                         12,403     177,016       0.0%
*   Polnord SA                                           24,222      55,232       0.0%
    Polski Koncern Naftowy Orlen SA                     145,677   5,152,524       0.4%
    Polskie Gornictwo Naftowe i Gazownictwo SA          373,045     685,534       0.1%
*   Powszechna Kasa Oszczednosci Bank Polski SA          99,017   1,053,869       0.1%
    Powszechny Zaklad Ubezpieczen SA                    106,811   1,378,464       0.1%
*   Rafako SA                                            20,281      25,383       0.0%
    Stalexport Autostrady SA                             33,272      34,744       0.0%
    Stalprodukt SA                                          559      81,361       0.0%
    Synthos SA                                          241,049     326,321       0.0%
*   Tauron Polska Energia SA                            721,502     697,614       0.1%
    Trakcja SA                                           23,580      49,996       0.0%
*   Vistula Group SA                                     81,863      76,495       0.0%
    Warsaw Stock Exchange                                11,916     150,572       0.0%
    Wawel SA                                                202      53,555       0.0%
    Zespol Elektrowni Patnow Adamow Konin SA              2,460       8,480       0.0%
                                                                -----------       ---
TOTAL POLAND                                                     28,411,281       2.1%
                                                                -----------       ---
RUSSIA -- (1.2%)
    Etalon Group, Ltd. GDR(29760G103)                     2,394       9,696       0.0%
    Etalon Group, Ltd. GDR(B5TWX80)                      52,035     210,477       0.0%
    Gazprom PJSC Sponsored ADR                          305,770   1,313,409       0.1%
    Globaltrans Investment P.L.C. GDR                     4,958      45,812       0.0%
    Globaltrans Investment P.L.C. Sponsored GDR          21,579     198,929       0.0%
*   Lenta, Ltd. GDR(BJ621Y903)                            9,815      61,931       0.0%
*   Lenta, Ltd. GDR(52634T200)                           38,211     241,111       0.0%
    LUKOIL PJSC Sponsored ADR(BYZDW2900)                 21,313   1,132,112       0.1%
    Lukoil PJSC Sponsored ADR(69343P105)                    683      36,219       0.0%
    Magnitogorsk Iron & Steel Works PJSC Sponsored GDR   47,794     465,714       0.0%
*   Mail.Ru Group, Ltd. GDR(560317208)                    1,546      50,245       0.0%
*   Mail.Ru Group, Ltd. GDR(B53NQB903)                    1,271      41,297       0.0%
*   Mechel PJSC Sponsored ADR                            23,866     118,137       0.0%
    MegaFon PJSC GDR                                     20,825     217,652       0.0%
    MMC Norilsk Nickel PJSC ADR                          63,265   1,164,205       0.1%
    Novatek PJSC GDR                                      3,361     383,490       0.0%
    Novolipetsk Steel PJSC GDR(B0RTNX900)                23,125     533,145       0.0%
    Novolipetsk Steel PJSC GDR(67011E204)                   648      14,936       0.0%
    O'Key Group SA GDR                                    6,334      15,203       0.0%
    PhosAgro PJSC GDR                                    21,849     300,410       0.0%
    Ros Agro P.L.C. GDR(B5MTFN905)                          818       9,811       0.0%
    Ros Agro P.L.C. GDR(749655205)                        3,196      38,352       0.0%
    Rosneft Oil Co. PJSC GDR(B17FSC901)                 126,625     694,237       0.1%
    Rosneft Oil Co. PJSC GDR(67812M207)                   4,880      26,742       0.0%
    Rostelecom PJSC Sponsored ADR                        19,115     134,369       0.0%
    RusHydro PJSC ADR                                   311,587     417,239       0.0%
    Sberbank of Russia PJSC Sponsored ADR(80585Y308)    120,367   1,726,063       0.1%
    Sberbank of Russia PJSC Sponsored ADR(B5SC09903)    205,157   2,944,456       0.2%
    Severstal PJSC GDR                                   43,175     658,488       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                  ------- ----------- ---------------
RUSSIA -- (Continued)
    Tatneft PJSC Sponsored ADR                     18,006 $   810,550       0.1%
    TMK PJSC GDR(B1FY0V909)                        13,562      74,579       0.0%
    TMK PJSC GDR(87260R201)                        14,381      79,095       0.0%
    VEON, Ltd.                                    162,025     633,518       0.1%
    VTB Bank PJSC GDR(B1W7FX909)                  171,074     354,163       0.0%
    VTB Bank PJSC GDR(46630Q202)                  314,325     650,653       0.1%
*   X5 Retail Group NV GDR                         24,211     995,120       0.1%
                                                          -----------       ---
TOTAL RUSSIA                                               16,801,565       1.2%
                                                          -----------       ---
SOUTH AFRICA -- (6.6%)
    Adcock Ingram Holdings, Ltd.                   22,933      95,324       0.0%
    Adcorp Holdings, Ltd.                          61,325      61,776       0.0%
    Advtech, Ltd.                                 242,526     304,011       0.0%
    AECI, Ltd.                                     77,506     579,270       0.1%
    African Oxygen, Ltd.                           45,448      78,739       0.0%
*   African Phoenix Investments, Ltd.             282,387      13,602       0.0%
    African Rainbow Minerals, Ltd.                 69,916     613,569       0.1%
    Afrimat, Ltd.                                  40,034      79,914       0.0%
    Alexander Forbes Group Holdings, Ltd.         202,587     104,394       0.0%
    Alviva Holdings, Ltd.                          81,663     113,433       0.0%
*   Anglo American Platinum, Ltd.                  14,088     392,036       0.0%
    AngloGold Ashanti, Ltd. Sponsored ADR         320,438   2,980,073       0.2%
*   ArcelorMittal South Africa, Ltd.              164,858      74,183       0.0%
#   Ascendis Health, Ltd.                         107,869     133,400       0.0%
    Assore, Ltd.                                   19,814     433,452       0.0%
    Astral Foods, Ltd.                             27,840     381,000       0.0%
*   Attacq, Ltd.                                  266,872     352,464       0.0%
*   Aveng, Ltd.                                   235,423      42,003       0.0%
    AVI, Ltd.                                     194,957   1,359,368       0.1%
    Barclays Africa Group, Ltd.                   268,660   2,661,362       0.2%
    Barloworld, Ltd.                              156,320   1,474,448       0.1%
    Bid Corp., Ltd.                                93,882   2,064,430       0.2%
    Bidvest Group, Ltd. (The)                     175,561   2,131,523       0.2%
    Blue Label Telecoms, Ltd.                     273,933     334,168       0.0%
*   Brait SE                                      132,500     495,280       0.0%
    Capitec Bank Holdings, Ltd.                    16,909   1,124,415       0.1%
    Cashbuild, Ltd.                                16,072     414,094       0.0%
    Caxton and CTP Publishers and Printers, Ltd.   26,485      24,562       0.0%
    City Lodge Hotels, Ltd.                        25,247     224,897       0.0%
    Clicks Group, Ltd.                            136,239   1,525,944       0.1%
    Clover Industries, Ltd.                        78,209      79,035       0.0%
*   Consolidated Infrastructure Group, Ltd.        60,169      48,536       0.0%
    Coronation Fund Managers, Ltd.                136,564     688,685       0.1%
#*  Curro Holdings, Ltd.                           35,119      99,981       0.0%
    DataTec, Ltd.                                 138,282     586,399       0.1%
    Discovery, Ltd.                               148,320   1,538,578       0.1%
    DRDGOLD, Ltd.                                 216,155      73,615       0.0%
    DRDGOLD, Ltd. Sponsored ADR                     1,600       5,440       0.0%
    EOH Holdings, Ltd.                             74,757     557,347       0.0%
*   Evraz Highveld Steel and Vanadium, Ltd.         5,882          11       0.0%
    Exxaro Resources, Ltd.                        101,240   1,028,815       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                 --------- ---------- ---------------
SOUTH AFRICA -- (Continued)
#*  Famous Brands, Ltd.                             51,937 $  375,819       0.0%
    FirstRand, Ltd.                              1,370,412  4,974,365       0.4%
    Foschini Group, Ltd. (The)                     143,114  1,371,746       0.1%
    Gold Fields, Ltd.                               29,233    116,364       0.0%
    Gold Fields, Ltd. Sponsored ADR                510,093  2,025,069       0.2%
    Grand Parade Investments, Ltd.                 131,391     27,900       0.0%
*   Grindrod, Ltd.                                 308,452    339,830       0.0%
    Group Five, Ltd.                                72,783     66,957       0.0%
    Harmony Gold Mining Co., Ltd.                  114,510    195,809       0.0%
#   Harmony Gold Mining Co., Ltd. Sponsored ADR    152,302    263,482       0.0%
    Holdsport, Ltd.                                 20,490     85,583       0.0%
*   Howden Africa Holdings, Ltd.                     3,943      9,486       0.0%
    Hudaco Industries, Ltd.                         21,252    189,487       0.0%
    Hulamin, Ltd.                                   71,054     36,212       0.0%
*   Impala Platinum Holdings, Ltd.                 330,388    916,749       0.1%
    Imperial Holdings, Ltd.                        108,653  1,558,303       0.1%
    Investec, Ltd.                                  88,154    601,202       0.1%
    Invicta Holdings, Ltd.                          17,919     69,429       0.0%
    JSE, Ltd.                                       67,533    640,290       0.1%
    KAP Industrial Holdings, Ltd.                  690,545    415,136       0.0%
    Kumba Iron Ore, Ltd.                            36,333    699,030       0.1%
    Lewis Group, Ltd.                               66,807    128,395       0.0%
    Liberty Holdings, Ltd.                          85,486    672,018       0.1%
    Massmart Holdings, Ltd.                         75,208    570,177       0.0%
    Merafe Resources, Ltd.                         704,578     88,719       0.0%
    Metair Investments, Ltd.                       111,669    150,036       0.0%
    Metrofile Holdings, Ltd.                        76,015     23,666       0.0%
    MMI Holdings, Ltd.                             666,602    885,695       0.1%
    Mondi, Ltd.                                     65,369  1,568,039       0.1%
    Mpact, Ltd.                                    120,100    219,594       0.0%
    Mr. Price Group, Ltd.                          100,112  1,240,802       0.1%
    Murray & Roberts Holdings, Ltd.                245,552    278,121       0.0%
*   Nampak, Ltd.                                   394,516    519,352       0.0%
    Naspers, Ltd. Class N                           30,058  7,323,106       0.5%
    Nedbank Group, Ltd.                             87,935  1,288,667       0.1%
    NEPI Rockcastle P.L.C.                          46,600    648,711       0.1%
*   Northam Platinum, Ltd.                         173,232    644,526       0.1%
    Novus Holdings, Ltd.                            10,396      5,161       0.0%
    Oceana Group, Ltd.                              31,208    198,840       0.0%
    Omnia Holdings, Ltd.                            36,337    374,872       0.0%
    Peregrine Holdings, Ltd.                       166,460    333,851       0.0%
    Pick n Pay Stores, Ltd.                        199,351    836,029       0.1%
    Pioneer Foods Group, Ltd.                       45,736    384,376       0.0%
#*  PPC, Ltd.                                    1,097,019    572,406       0.1%
    PSG Group, Ltd.                                 25,741    477,881       0.0%
    Raubex Group, Ltd.                              94,910    136,316       0.0%
    RCL Foods, Ltd.                                 19,226     20,408       0.0%
    Reunert, Ltd.                                  103,995    511,354       0.0%
#   Rhodes Food Group Pty, Ltd.                     55,653     78,689       0.0%
*   Royal Bafokeng Platinum, Ltd.                   40,725     93,891       0.0%
    Sanlam, Ltd.                                   620,162  3,104,136       0.2%
    Santam, Ltd.                                    21,324    379,985       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
  SOUTH AFRICA -- (Continued)
      Sappi, Ltd.                          325,561 $ 2,180,121       0.2%
      Sasol, Ltd.                            3,347      97,792       0.0%
      Sasol, Ltd. Sponsored ADR            126,197   3,673,595       0.3%
      Shoprite Holdings, Ltd.              182,449   2,611,943       0.2%
      Sibanye-Sillwater                    627,487     812,367       0.1%
  #   Sibanye-Sillwater Sponsored ADR      140,507     720,801       0.1%
      SPAR Group, Ltd. (The)               124,640   1,467,052       0.1%
      Spur Corp., Ltd.                      43,547      82,851       0.0%
  #*  Stadio Holdings, Ltd.                 55,204      23,895       0.0%
      Standard Bank Group, Ltd.            467,367   5,427,242       0.4%
      Steinhoff International Holdings NV  643,070   2,791,624       0.2%
  *   Super Group, Ltd.                    267,571     756,303       0.1%
      Telkom SA SOC, Ltd.                  180,068     674,450       0.1%
      Tiger Brands, Ltd.                    56,777   1,550,675       0.1%
      Tongaat Hulett, Ltd.                  69,219     563,939       0.0%
      Transaction Capital, Ltd.             80,699      85,572       0.0%
      Trencor, Ltd.                        106,668     332,221       0.0%
      Truworths International, Ltd.        293,025   1,561,196       0.1%
      Vodacom Group, Ltd.                  103,649   1,126,450       0.1%
      Wilson Bayly Holmes-Ovcon, Ltd.       26,694     285,765       0.0%
      Woolworths Holdings, Ltd.            423,615   1,689,564       0.1%
                                                   -----------       ---
  TOTAL SOUTH AFRICA                                92,625,061       6.8%
                                                   -----------       ---
  SOUTH KOREA -- (16.4%)
      ABOV Semiconductor Co., Ltd.           3,257      23,143       0.0%
  #*  Ace Technologies Corp.                 8,673      28,985       0.0%
  *   Actoz Soft Co., Ltd.                   1,963      28,242       0.0%
      Advanced Nano Products Co., Ltd.       1,159      14,556       0.0%
  *   Advanced Process Systems Corp.         2,021      69,553       0.0%
      Aekyung Petrochemical Co., Ltd.        9,491     131,467       0.0%
      AfreecaTV Co., Ltd.                    5,664      90,312       0.0%
  *   Agabang&Company                       10,261      54,681       0.0%
      Ahn-Gook Pharmaceutical Co., Ltd.      3,399      33,981       0.0%
  #   Ahnlab, Inc.                             934      41,745       0.0%
      AJ Networks Co., Ltd.                  7,557      49,435       0.0%
  #*  AJ Rent A Car Co., Ltd.               11,281     130,588       0.0%
  *   Ajin Industrial Co., Ltd.              2,875      16,178       0.0%
      AK Holdings, Inc.                      3,176     190,934       0.0%
      ALUKO Co., Ltd.                       14,441      49,366       0.0%
      Amorepacific Corp.                     3,980   1,116,757       0.1%
      AMOREPACIFIC Group                     9,659   1,238,638       0.1%
  #*  Amotech Co., Ltd.                      4,403     149,195       0.0%
      Anapass, Inc.                          4,285      68,802       0.0%
  *   APS Holdings Corp.                     6,466      57,644       0.0%
      Asia Cement Co., Ltd.                    824      63,490       0.0%
      ASIA Holdings Co., Ltd.                  649      66,617       0.0%
      Asia Paper Manufacturing Co., Ltd.     3,151      54,831       0.0%
  *   Asiana Airlines, Inc.                 70,735     292,387       0.0%
  *   AUK Corp.                              5,660      13,853       0.0%
  #   Autech Corp.                           8,440      70,598       0.0%
      Avaco Co., Ltd.                        3,893      24,051       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
  SOUTH KOREA -- (Continued)
      Baiksan Co., Ltd.                       6,975 $   47,960       0.0%
  #*  Barun Electronics Co., Ltd.            12,622     19,683       0.0%
  #*  Barunson Entertainment & Arts Corp.    26,198     49,025       0.0%
      Bcworld Pharm Co., Ltd.                   709     13,964       0.0%
  #   BGF retail Co., Ltd.                    4,793    338,400       0.0%
      Binggrae Co., Ltd.                      2,080    112,782       0.0%
  *   BioSmart Co., Ltd.                      5,180     23,167       0.0%
  *   Biovill Co., Ltd.                       5,499     20,057       0.0%
      BIT Computer Co., Ltd.                  4,083     18,599       0.0%
      Bixolon Co., Ltd.                       2,642     16,741       0.0%
      Bluecom Co., Ltd.                       3,649     24,357       0.0%
      BNK Financial Group, Inc.             115,399  1,023,898       0.1%
  #   Boditech Med, Inc.                      3,424     52,461       0.0%
  #   BoKwang Industry Co., Ltd.              3,351     19,489       0.0%
      Bookook Securities Co., Ltd.            1,333     32,756       0.0%
  *   Boryung Medience Co., Ltd.              1,660     15,643       0.0%
      Boryung Pharmaceutical Co., Ltd.          937     33,128       0.0%
  #*  Bosung Power Technology Co., Ltd.      12,591     31,262       0.0%
  *   Bubang Co., Ltd.                        7,169     20,903       0.0%
  #   Busan City Gas Co., Ltd.                1,071     35,142       0.0%
      BYC Co., Ltd.                              67     19,146       0.0%
  #   Byucksan Corp.                         20,100     61,159       0.0%
  #*  CammSys Corp.                          24,019     53,660       0.0%
  #*  Capro Corp.                            14,132    104,165       0.0%
      Cell Biotech Co., Ltd.                  3,452    114,380       0.0%
  #*  Celltrion Pharm, Inc.                   1,835     54,871       0.0%
  #*  Celltrion, Inc.                         9,321  1,440,923       0.1%
      Changhae Ethanol Co., Ltd.              2,540     40,150       0.0%
  *   Charm Engineering Co., Ltd.            11,959     28,171       0.0%
      Cheil Worldwide, Inc.                  19,026    353,430       0.0%
  *   Chemtronics Co., Ltd.                   3,054     17,791       0.0%
      Cheryong Industrial Co. Ltd/new         2,438     18,375       0.0%
  *   China Great Star International, Ltd.   20,022     19,034       0.0%
      Chinyang Holdings Corp.                 6,715     18,646       0.0%
      Chokwang Paint, Ltd.                    4,183     39,387       0.0%
      Chong Kun Dang Pharmaceutical Corp.     2,445    245,673       0.0%
      Chongkundang Holdings Corp.             1,238     76,107       0.0%
      Choong Ang Vaccine Laboratory           1,502     25,412       0.0%
      Chosun Refractories Co., Ltd.             128      9,932       0.0%
      Chungdahm Learning, Inc.                3,558     49,204       0.0%
  #   CJ CGV Co., Ltd.                        5,200    323,443       0.0%
  #   CJ CheilJedang Corp.                    4,463  1,460,415       0.1%
      CJ Corp.                                8,072  1,345,732       0.1%
      CJ E&M Corp.                            5,773    435,864       0.1%
      CJ Freshway Corp.                       3,084    108,084       0.0%
      CJ Hellovision Co., Ltd.               15,905    103,802       0.0%
  *   CJ Logistics Corp.                      1,110    155,578       0.0%
      CJ O Shopping Co., Ltd.                 2,581    455,785       0.1%
  *   CJ Seafood Corp.                        9,592     24,892       0.0%
      CKD Bio Corp.                           1,848     35,995       0.0%
      Com2uSCorp                              3,906    465,553       0.1%
      Coreana Cosmetics Co., Ltd.             4,488     27,377       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                        SHARES  VALUE++   OF NET ASSETS**
                                                        ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Cosmax BTI, Inc.                                     1,889 $   62,520       0.0%
    Cosmax, Inc.                                         3,309    410,985       0.1%
#*  Cosmochemical Co., Ltd.                              2,170     23,680       0.0%
*   COSON Co., Ltd.                                      5,178     64,786       0.0%
    Coway Co., Ltd.                                     12,964  1,127,073       0.1%
*   COWELL FASHION Co., Ltd.                             2,130      9,635       0.0%
*   Crown Confectionery Co., Ltd.                        2,881     43,705       0.0%
#   CROWNHAITAI Holdings Co., Ltd.                       3,640     58,071       0.0%
#*  CrucialTec Co., Ltd.                                18,069     45,778       0.0%
    CS Wind Corp.                                        2,506     58,886       0.0%
*   CTC BIO, Inc.                                        1,736     14,948       0.0%
    Cuckoo Electronics Co., Ltd.                           259     34,826       0.0%
#   D.I Corp.                                            8,342     42,605       0.0%
    Dae Dong Industrial Co., Ltd.                        4,717     31,966       0.0%
    Dae Han Flour Mills Co., Ltd.                          586     88,673       0.0%
    Dae Hyun Co., Ltd.                                  11,147     28,321       0.0%
*   Dae Won Chemical Co., Ltd.                          18,773     39,386       0.0%
    Dae Won Kang Up Co., Ltd.                           10,353     37,690       0.0%
*   Dae Young Packaging Co., Ltd.                       31,775     24,823       0.0%
    Dae-Il Corp.                                         8,181     69,067       0.0%
*   Daea TI Co., Ltd.                                   18,837     31,283       0.0%
*   Daechang Co., Ltd.                                  19,890     18,133       0.0%
    Daeduck Electronics Co.                             16,579    151,878       0.0%
    Daeduck GDS Co., Ltd.                               10,025    157,692       0.0%
    Daegu Department Store                               3,040     33,239       0.0%
    Daehan Steel Co., Ltd.                               7,550     74,531       0.0%
    Daekyo Co., Ltd.                                     7,515     55,077       0.0%
*   Daekyung Machinery & Engineering Co., Ltd.          40,824     20,221       0.0%
    Daelim B&Co Co., Ltd.                                2,047     12,328       0.0%
    Daelim Industrial Co., Ltd.                         10,811    805,736       0.1%
*   DAEMYUNG Corp. Co., Ltd.                             8,276     19,035       0.0%
    Daeryuk Can Co., Ltd.                                8,241     48,849       0.0%
    Daesang Corp.                                        8,216    174,744       0.0%
#   Daesang Holdings Co., Ltd.                           8,544     75,278       0.0%
    Daesung Energy Co., Ltd.                             2,270     12,605       0.0%
*   Daewon Cable Co., Ltd.                              22,526     24,343       0.0%
#   Daewon Pharmaceutical Co., Ltd.                      8,439    134,492       0.0%
    Daewon San Up Co., Ltd.                              3,517     23,451       0.0%
*   Daewoo Engineering & Construction Co., Ltd.         28,073    184,460       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.   3,740     61,257       0.0%
#   Daewoong Co., Ltd.                                   8,070    112,221       0.0%
    Daewoong Pharmaceutical Co., Ltd.                    1,072    108,746       0.0%
    Daihan Pharmaceutical Co., Ltd.                      2,228     68,123       0.0%
    Daishin Securities Co., Ltd.                        23,325    281,388       0.0%
*   Danal Co., Ltd.                                      4,835     21,118       0.0%
#   Daou Data Corp.                                     12,276    118,558       0.0%
#   Daou Technology, Inc.                               16,856    276,550       0.0%
#*  Dasan Networks, Inc.                                 9,337     48,396       0.0%
#   Dawonsys Co., Ltd.                                   4,711     48,182       0.0%
#   Dayou Automotive Seat Technology Co., Ltd.          37,134     37,979       0.0%
*   Dayou Plus Co., Ltd.                                20,668     13,492       0.0%
    DCM Corp.                                            1,241     14,069       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                      SHARES  VALUE++   OF NET ASSETS**
                                                      ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    DGB Financial Group, Inc.                         74,311 $  693,105       0.1%
    DHP Korea Co., Ltd.                                2,047     14,338       0.0%
    Digital Chosun Co., Ltd.                          13,524     24,019       0.0%
    Digital Power Communications Co., Ltd.             9,714     35,336       0.0%
#*  DIO Corp.                                          4,269    129,284       0.0%
    Display Tech Co., Ltd.                               696      2,440       0.0%
#   DMS Co., Ltd.                                      8,162     63,906       0.0%
*   DNF Co., Ltd.                                      5,085     74,533       0.0%
    Dong A Eltek Co., Ltd.                             6,688     90,811       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                    4,949    107,784       0.0%
    Dong-A ST Co., Ltd.                                2,371    189,368       0.0%
    Dong-Ah Geological Engineering Co., Ltd.           4,846     56,444       0.0%
    Dong-Il Corp.                                        374     18,574       0.0%
*   DONGBU Co., Ltd.                                  52,646     36,902       0.0%
*   Dongbu Corp.                                       1,689     17,487       0.0%
*   Dongbu HiTek Co., Ltd.                            21,480    274,981       0.0%
    Dongbu Insurance Co., Ltd.                        28,114  1,769,974       0.2%
*   Dongbu Securities Co., Ltd.                       21,575     67,302       0.0%
*   Dongbu Steel Co., Ltd.                             1,591     10,356       0.0%
    Dongil Industries Co., Ltd.                          730     41,385       0.0%
    Dongjin Semichem Co., Ltd.                        21,378    393,821       0.1%
    DongKook Pharmaceutical Co., Ltd.                    969     53,635       0.0%
    Dongkuk Industries Co., Ltd.                      19,628     73,649       0.0%
    Dongkuk Steel Mill Co., Ltd.                      34,898    338,630       0.0%
#   Dongkuk Structures & Construction Co., Ltd        12,784     64,991       0.0%
    Dongnam Marine Crane Co., Ltd.                     4,508     11,951       0.0%
    Dongsuh Cos., Inc.                                 3,623     88,946       0.0%
    DONGSUNG Corp.                                    16,698     85,277       0.0%
    Dongsung Finetec Co., Ltd.                         8,709     39,335       0.0%
    Dongwha Enterprise Co., Ltd.                       1,029     32,650       0.0%
    Dongwha Pharm Co., Ltd.                            7,521     59,368       0.0%
    Dongwon Development Co., Ltd.                     23,330    118,073       0.0%
    Dongwon F&B Co., Ltd.                                450     81,869       0.0%
    Dongwon Industries Co., Ltd.                         774    197,287       0.0%
    Dongwon Systems Corp.                              1,557     67,304       0.0%
    Dongyang E&P, Inc.                                 3,315     35,794       0.0%
*   Dongyang Steel Pipe Co., Ltd.                     39,041     40,973       0.0%
    Doosan Corp.                                       3,361    402,462       0.1%
*   Doosan Engine Co., Ltd.                           22,044     83,111       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.  30,785    481,700       0.1%
    DoubleUGames Co., Ltd.                               823     37,729       0.0%
#   Douzone Bizon Co., Ltd.                           10,333    295,333       0.0%
*   Dragonfly GF Co., Ltd.                             1,460      6,157       0.0%
    DRB Holding Co., Ltd.                              3,677     27,812       0.0%
    DSR Wire Corp.                                     1,764      7,675       0.0%
#*  DST ROBOT Co., Ltd.                               20,179     37,634       0.0%
*   Duksan Hi-Metal Co., Ltd.                          3,951     31,055       0.0%
    DY Corp.                                           8,382     57,118       0.0%
    DY POWER Corp.                                     2,350     49,914       0.0%
    e Tec E&C, Ltd.                                    1,038    139,266       0.0%
    e-LITECOM Co., Ltd.                                5,790     36,858       0.0%
    E-MART, Inc.                                       5,053  1,011,506       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
SOUTH KOREA -- (Continued)
    E1 Corp.                                    1,351 $   69,368       0.0%
    Eagon Industrial, Ltd.                      3,370     24,279       0.0%
    Easy Bio, Inc.                             33,073    183,413       0.0%
#*  EcoBio Holdings Co., Ltd.                   2,985     24,517       0.0%
    EG Corp.                                    4,451     42,933       0.0%
#*  Ehwa Technologies Information Co., Ltd.   114,185     37,629       0.0%
#   Elcomtec Co., Ltd.                          9,977     19,717       0.0%
    Elentec Co., Ltd.                           8,425     32,205       0.0%
    EM-Tech Co., Ltd.                           7,200    101,256       0.0%
*   Emerson Pacific, Inc.                       1,974     48,350       0.0%
#*  EMKOREA Co., Ltd.                           5,967     14,754       0.0%
    Enex Co., Ltd.                              9,402     14,232       0.0%
#   ENF Technology Co., Ltd.                    8,818    214,746       0.0%
    Eo Technics Co., Ltd.                       2,078    168,965       0.0%
    Estechpharma Co., Ltd.                      3,978     39,603       0.0%
    Eugene Corp.                               26,147    126,879       0.0%
*   Eugene Investment & Securities Co., Ltd.   42,469    112,745       0.0%
    Eugene Technology Co., Ltd.                 4,095     77,648       0.0%
    Eusu Holdings Co., Ltd.                     8,871     51,305       0.0%
    EVERDIGM Corp.                              5,254     48,565       0.0%
    F&F Co., Ltd.                               3,015    106,376       0.0%
    Farmsco                                     6,948     74,777       0.0%
*   FarmStory Co., Ltd.                        32,468     37,280       0.0%
    Feelux Co., Ltd.                           11,798     30,469       0.0%
    Fila Korea, Ltd.                            2,851    172,293       0.0%
    Fine Technix Co., Ltd.                     10,892     26,847       0.0%
#*  Foosung Co., Ltd.                          23,489    187,585       0.0%
    Fursys, Inc.                                1,797     54,046       0.0%
*   G-SMATT GLOBAL Co., Ltd.                    4,752     54,345       0.0%
#*  Gamevil, Inc.                               2,126    120,227       0.0%
    Gaon Cable Co., Ltd.                        1,471     31,121       0.0%
*   Genic Co., Ltd.                             1,217     14,300       0.0%
#*  Genie Music Corp.                           5,644     18,519       0.0%
    GIIR, Inc.                                    595      5,923       0.0%
#*  Global Display Co., Ltd.                    6,155     14,119       0.0%
#*  GNCO Co., Ltd.                             25,842     42,607       0.0%
    Golfzon Co., Ltd.                           1,898     78,534       0.0%
#   GOLFZONNEWDIN Co., Ltd.                     9,692     45,678       0.0%
    Green Cross Corp.                             418     78,756       0.0%
    Green Cross Holdings Corp.                  2,457     83,064       0.0%
*   GS Engineering & Construction Corp.        20,191    468,888       0.1%
*   GS Global Corp.                            24,687     68,863       0.0%
    GS Holdings Corp.                          35,073  2,076,680       0.2%
    GS Home Shopping, Inc.                        929    174,446       0.0%
    GS Retail Co., Ltd.                         5,907    176,116       0.0%
    Gwangju Shinsegae Co., Ltd.                   188     40,181       0.0%
*   Halla Corp.                                 8,194     30,224       0.0%
    Halla Holdings Corp.                        4,860    293,998       0.0%
    Han Kuk Carbon Co., Ltd.                   16,749     87,659       0.0%
    Hana Financial Group, Inc.                 50,573  2,164,450       0.2%
*   Hana Micron, Inc.                          11,094     50,267       0.0%
    Hana Tour Service, Inc.                     3,814    339,890       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                               SHARES  VALUE++   OF NET ASSETS**
                                                               ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Hancom MDS, Inc.                                            1,077 $   16,411       0.0%
    Hancom, Inc.                                                5,785     81,940       0.0%
    Handok, Inc.                                                1,292     28,277       0.0%
    Handsome Co., Ltd.                                          8,222    220,231       0.0%
    Hanil Cement Co., Ltd.                                      1,951    233,555       0.0%
#*  Hanjin Heavy Industries & Construction Co., Ltd.           45,833    156,336       0.0%
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.   6,254     26,459       0.0%
*   Hanjin Kal Corp.                                           18,235    352,438       0.0%
    Hanjin Transportation Co., Ltd.                             5,352    137,178       0.0%
#*  Hankook Cosmetics Co., Ltd.                                 5,505     87,632       0.0%
    Hankook Shell Oil Co., Ltd.                                   326    115,290       0.0%
    Hankook Tire Co., Ltd.                                     33,471  1,615,499       0.1%
    Hankuk Glass Industries, Inc.                                 192      5,321       0.0%
    Hankuk Paper Manufacturing Co., Ltd.                        1,324     31,261       0.0%
    Hanmi Semiconductor Co., Ltd.                              11,729    105,334       0.0%
    HanmiGlobal Co., Ltd.                                       1,664     14,249       0.0%
    Hanon Systems                                              45,925    534,222       0.1%
    Hans Biomed Corp.                                           1,476     21,873       0.0%
#   Hansae Co., Ltd.                                            8,003    186,264       0.0%
    Hansae Yes24 Holdings Co., Ltd.                             8,326     75,124       0.0%
    Hanshin Construction                                        3,594     51,499       0.0%
#   Hanshin Machinery Co.                                      11,420     38,960       0.0%
    Hansol Chemical Co., Ltd.                                   5,595    369,057       0.0%
*   Hansol Holdings Co., Ltd.                                  23,663    130,810       0.0%
*   Hansol HomeDeco Co., Ltd.                                  40,610     53,278       0.0%
    Hansol Paper Co., Ltd.                                     11,350    166,709       0.0%
#*  Hansol SeenTec Co., Ltd.                                   24,127     23,803       0.0%
*   Hansol Technics Co., Ltd.                                   9,368    147,773       0.0%
#   Hanssem Co., Ltd.                                           4,032    614,011       0.1%
    Hanwha Chemical Corp.                                      48,123  1,310,886       0.1%
*   Hanwha Galleria Timeworld Co., Ltd.                         1,061     34,058       0.0%
    Hanwha General Insurance Co., Ltd.                         28,048    204,373       0.0%
*   Hanwha Investment & Securities Co., Ltd.                   70,579    182,428       0.0%
    Hanwha Life Insurance Co., Ltd.                            81,454    575,522       0.1%
    Hanyang Eng Co., Ltd.                                       3,505     48,394       0.0%
    Hanyang Securities Co., Ltd.                                5,181     37,494       0.0%
#   Harim Co., Ltd.                                            17,557     55,114       0.0%
    Harim Holdings Co., Ltd.                                   23,812     80,695       0.0%
    HB Technology Co., Ltd.                                    34,008    130,203       0.0%
#   Heung-A Shipping Co., Ltd.                                 68,767     77,015       0.0%
*   Heungkuk Fire & Marine Insurance Co., Ltd.                 13,322     73,444       0.0%
    High Tech Pharm Co., Ltd.                                   2,570     25,352       0.0%
    HMC Investment Securities Co., Ltd.                        10,101    105,191       0.0%
#*  Homecast Co., Ltd.                                          6,699     80,773       0.0%
    Hotel Shilla Co., Ltd.                                      6,154    430,581       0.1%
#   HS Industries Co., Ltd.                                    17,365    165,941       0.0%
    HS R&A Co., Ltd.                                           24,330     51,161       0.0%
    Huchems Fine Chemical Corp.                                11,002    231,536       0.0%
*   Hugel, Inc.                                                   317    121,638       0.0%
    Humax Co., Ltd.                                            10,256     86,303       0.0%
    Humedix Co., Ltd.                                           1,593     49,603       0.0%
*   Huons Co., Ltd.                                               808     48,419       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                       SHARES  VALUE++   OF NET ASSETS**
                                                       ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Huons Global Co., Ltd.                              4,103 $  155,373       0.0%
    Huvis Corp.                                         8,020     55,835       0.0%
    Huvitz Co., Ltd.                                    1,959     23,888       0.0%
    Hwa Shin Co., Ltd.                                 11,649     51,933       0.0%
    Hwangkum Steel & Technology Co., Ltd.               3,172     26,964       0.0%
    HwaSung Industrial Co., Ltd.                        4,660     63,007       0.0%
    Hy-Lok Corp.                                        4,266     94,140       0.0%
    Hyosung Corp.                                      11,815  1,419,948       0.1%
    Hyundai BNG Steel Co., Ltd.                         4,392     48,871       0.0%
    Hyundai C&F, Inc.                                   3,086     40,126       0.0%
*   Hyundai Cement Co.                                    142      2,232       0.0%
#*  Hyundai Construction Equipment Co., Ltd.              404    135,273       0.0%
    Hyundai Corp.                                       4,152     81,893       0.0%
    Hyundai Department Store Co., Ltd.                  6,795    554,914       0.1%
    Hyundai Development Co-Engineering & Construction  20,942    750,360       0.1%
    Hyundai Engineering & Construction Co., Ltd.       30,816  1,042,478       0.1%
    Hyundai Engineering Plastics Co., Ltd.              9,569     61,937       0.0%
    Hyundai Glovis Co., Ltd.                            6,100    823,273       0.1%
    Hyundai Greenfood Co., Ltd.                        13,827    197,380       0.0%
*   Hyundai Heavy Industries Co., Ltd.                    199     27,833       0.0%
    Hyundai Home Shopping Network Corp.                 1,319    143,745       0.0%
    Hyundai Hy Communications & Networks Co., Ltd.     14,610     47,598       0.0%
    Hyundai Livart Furniture Co., Ltd.                  6,911    147,527       0.0%
    Hyundai Marine & Fire Insurance Co., Ltd.          35,229  1,427,368       0.1%
#*  Hyundai Merchant Marine Co., Ltd.                   3,661     24,186       0.0%
#*  Hyundai Mipo Dockyard Co., Ltd.                     4,985    483,500       0.1%
    Hyundai Mobis Co., Ltd.                             8,889  2,115,187       0.2%
*   Hyundai Robotics Co., Ltd.                          4,351  1,755,816       0.2%
*   Hyundai Rotem Co., Ltd.                             8,979    157,295       0.0%
#   Hyundai Steel Co.                                  25,981  1,335,292       0.1%
#   Hyundai Wia Corp.                                   7,621    439,177       0.1%
    HyVision System, Inc.                               2,485     27,987       0.0%
    I Controls, Inc.                                      442     11,421       0.0%
    i-Components Co., Ltd.                              1,634      9,920       0.0%
    i-SENS, Inc.                                        2,125     44,801       0.0%
    I3System, Inc.                                      1,104     20,715       0.0%
#   ICD Co., Ltd.                                       4,653     62,653       0.0%
#*  IHQ, Inc.                                          38,673     65,630       0.0%
#*  Iljin Display Co., Ltd.                            13,112    107,365       0.0%
    Iljin Electric Co., Ltd.                            9,122     37,444       0.0%
    Iljin Holdings Co., Ltd.                           12,691     58,850       0.0%
    Iljin Materials Co., Ltd.                           2,751     79,356       0.0%
    Ilshin Spinning Co., Ltd.                             744     79,732       0.0%
#*  IM Co., Ltd.                                        9,447     30,227       0.0%
    iMarketKorea, Inc.                                  8,616     73,716       0.0%
    InBody Co., Ltd.                                    5,336    138,658       0.0%
    Industrial Bank of Korea                           60,627    830,666       0.1%
#*  Infinitt Healthcare Co., Ltd.                       5,114     27,997       0.0%
#*  Infraware, Inc.                                     9,605     12,961       0.0%
*   INITECH Co., Ltd.                                   2,310     12,652       0.0%
#*  InkTec Co., Ltd.                                    2,097      7,326       0.0%
    Innocean Worldwide, Inc.                              978     67,090       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                       SHARES  VALUE++   OF NET ASSETS**
                                                       ------ ---------- ---------------
SOUTH KOREA -- (Continued)
*   InnoWireless, Inc.                                  1,034 $   11,217       0.0%
*   Innox Advanced Materials Co., Ltd.                  3,223    211,165       0.0%
*   Innox Corp.                                         1,386     19,234       0.0%
#*  Insun ENT Co., Ltd.                                10,668     64,642       0.0%
    Intelligent Digital Integrated Security Co., Ltd.   2,551     18,986       0.0%
#*  Interflex Co., Ltd.                                 1,912    109,371       0.0%
    Interojo Co., Ltd.                                  4,003    134,027       0.0%
    Interpark Corp.                                     4,000     33,322       0.0%
    Interpark Holdings Corp.                           25,238     94,310       0.0%
    INTOPS Co., Ltd.                                    7,188     67,441       0.0%
*   INVENIA Co., Ltd.                                   7,350     31,026       0.0%
#   Inzi Controls Co., Ltd.                             2,210     11,911       0.0%
    INZI Display Co., Ltd.                              5,255      9,478       0.0%
#*  Iones Co., Ltd.                                     3,111     36,436       0.0%
    IS Dongseo Co., Ltd.                                8,310    256,421       0.0%
    ISC Co., Ltd.                                       1,534     29,081       0.0%
    ISU Chemical Co., Ltd.                              7,276    111,448       0.0%
    IsuPetasys Co., Ltd.                               15,340     60,650       0.0%
    J.ESTINA Co., Ltd.                                  1,768     10,538       0.0%
    Jahwa Electronics Co., Ltd.                         5,727    108,993       0.0%
    JASTECH, Ltd.                                       5,041     83,724       0.0%
    JB Financial Group Co., Ltd.                       58,357    306,786       0.0%
#   JC Hyun System, Inc.                                3,546     19,219       0.0%
*   Jcontentree Corp.                                  23,139     85,825       0.0%
    Jeju Air Co., Ltd.                                  2,354     74,129       0.0%
    Jinsung T.E.C.                                      1,807     16,363       0.0%
    JLS Co., Ltd.                                       2,201     15,423       0.0%
*   Jusung Engineering Co., Ltd.                       19,482    238,996       0.0%
    JVM Co., Ltd.                                       1,013     51,703       0.0%
*   JYP Entertainment Corp.                            13,173    136,475       0.0%
    Kakao Corp.                                         2,943    378,626       0.1%
    Kangnam Jevisco Co., Ltd.                           1,835     59,789       0.0%
    KAON Media Co., Ltd.                                4,949     42,759       0.0%
    KB Financial Group, Inc.                           15,034    786,068       0.1%
#   KB Financial Group, Inc. ADR                       42,107  2,211,039       0.2%
    KC Cottrell Co., Ltd.                                 626      2,464       0.0%
    KC Green Holdings Co., Ltd.                         5,270     24,632       0.0%
#   KC Tech Co., Ltd.                                   8,259    176,923       0.0%
    KCC Corp.                                           2,224    774,975       0.1%
    KCC Engineering & Construction Co., Ltd.            4,872     36,800       0.0%
#*  KEC Corp.                                          29,944     35,427       0.0%
#   KEPCO Engineering & Construction Co., Inc.          2,835     45,323       0.0%
#   KEPCO Plant Service & Engineering Co., Ltd.         5,542    204,504       0.0%
    Keyang Electric Machinery Co., Ltd.                 9,581     38,885       0.0%
#*  KEYEAST Co., Ltd.                                  36,566     69,549       0.0%
    KG Chemical Corp.                                   4,943     71,943       0.0%
    KG Eco Technology Service Co., Ltd.                10,678     38,044       0.0%
    Kginicis Co., Ltd.                                  3,619     48,853       0.0%
    KGMobilians Co., Ltd.                               6,433     39,711       0.0%
    KH Vatec Co., Ltd.                                  6,900     69,964       0.0%
    KISCO Corp.                                         2,640     89,266       0.0%
    KISCO Holdings Co., Ltd.                              755     53,867       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                             SHARES VALUE++  OF NET ASSETS**
                                                             ------ -------- ---------------
SOUTH KOREA -- (Continued)
    Kishin Corp.                                                757 $  3,329       0.0%
    KISWIRE, Ltd.                                             3,350  105,321       0.0%
    KIWOOM Securities Co., Ltd.                               4,843  310,093       0.0%
*   KleanNara Co., Ltd.                                       7,623   29,250       0.0%
*   KMH Co., Ltd.                                             6,017   50,215       0.0%
    Kocom Co., Ltd.                                           2,691   18,494       0.0%
    Kodaco Co., Ltd.                                         19,992   54,751       0.0%
    Koh Young Technology, Inc.                                4,929  338,101       0.0%
    Kolao Holdings                                           12,093   53,954       0.0%
    Kolmar BNH Co., Ltd.                                      3,057   93,122       0.0%
    Kolon Corp.                                               2,891  198,671       0.0%
    Kolon Global Corp.                                        2,640   23,102       0.0%
    Kolon Industries, Inc.                                    6,977  471,911       0.1%
#   Kolon Life Science, Inc.                                    908  124,386       0.0%
    Kolon Plastic, Inc.                                       3,778   25,231       0.0%
*   Komipharm International Co., Ltd.                         2,471   88,517       0.0%
*   KONA I Co., Ltd.                                          6,921   65,582       0.0%
    Kopla Co., Ltd.                                           3,804   16,344       0.0%
    Korea Autoglass Corp.                                     5,235   88,665       0.0%
    Korea Cast Iron Pipe Industries Co., Ltd.                 1,683   15,110       0.0%
#   Korea Circuit Co., Ltd.                                   7,389  109,969       0.0%
    Korea District Heating Corp.                              1,606  102,951       0.0%
    Korea Electric Power Corp.                               14,670  514,324       0.1%
#   Korea Electric Power Corp. Sponsored ADR                 56,037  987,372       0.1%
    Korea Electric Terminal Co., Ltd.                         2,497  156,161       0.0%
    Korea Electronic Certification Authority, Inc.            4,271   24,950       0.0%
    Korea Electronic Power Industrial Development Co., Ltd.   5,312   20,010       0.0%
    Korea Flange Co., Ltd.                                    2,351   22,360       0.0%
    Korea Fuel-Tech Corp.                                     5,048   16,774       0.0%
*   Korea Gas Corp.                                           9,730  355,363       0.0%
*   Korea Information & Communications Co, Ltd.               5,708   50,294       0.0%
    Korea Information Certificate Authority, Inc.             3,853   18,314       0.0%
    Korea Investment Holdings Co., Ltd.                      12,814  725,371       0.1%
#   Korea Kolmar Co., Ltd.                                    5,075  375,426       0.0%
    Korea Kolmar Holdings Co., Ltd.                           1,931   77,783       0.0%
*   Korea Line Corp.                                          7,251  212,193       0.0%
*   Korea Materials & Analysis Corp.                            983   13,300       0.0%
    Korea Petrochemical Ind Co., Ltd.                         1,735  387,856       0.1%
    Korea United Pharm, Inc.                                  2,571   55,413       0.0%
    Korea Zinc Co., Ltd.                                      2,033  929,947       0.1%
*   Korean Air Lines Co., Ltd.                               25,469  720,989       0.1%
    Korean Reinsurance Co.                                   41,224  412,164       0.1%
    Kortek Corp.                                              6,043   78,281       0.0%
    KPX Chemical Co., Ltd.                                    1,574  105,781       0.0%
    Ksign Co., Ltd.                                          12,339   14,988       0.0%
    KSS LINE, Ltd.                                            4,137   35,915       0.0%
    KT Corp. Sponsored ADR                                   12,498  179,846       0.0%
*   KT Hitel Co., Ltd.                                        7,684   36,222       0.0%
    KT Skylife Co., Ltd.                                     14,019  174,032       0.0%
    KT Submarine Co., Ltd.                                    5,549   22,667       0.0%
*   KTB Investment & Securities Co., Ltd.                    28,137   86,917       0.0%
    KTCS Corp.                                               12,528   26,899       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE++   OF NET ASSETS**
                                                ------- ---------- ---------------
SOUTH KOREA -- (Continued)
    Ktis Corp.                                   11,445 $   31,302       0.0%
    Kukdo Chemical Co., Ltd.                      1,792     94,288       0.0%
    Kukdong Oil & Chemicals Co., Ltd.             5,050     14,378       0.0%
*   Kumho Electric Co., Ltd.                      1,900     13,776       0.0%
    Kumho Industrial Co., Ltd.                    4,694     40,511       0.0%
#   Kumho Petrochemical Co., Ltd.                 6,474    401,355       0.1%
#*  Kumho Tire Co., Inc.                         45,837    268,328       0.0%
    Kumkang Kind Co., Ltd.                        1,390     38,076       0.0%
    Kwang Dong Pharmaceutical Co., Ltd.          15,633    113,025       0.0%
#*  Kwang Myung Electric Co., Ltd.               18,333     43,330       0.0%
    Kwangju Bank Co., Ltd.                       14,177    149,309       0.0%
*   Kyeryong Construction Industrial Co., Ltd.    1,581     25,259       0.0%
    Kyobo Securities Co., Ltd.                   11,174     90,894       0.0%
    Kyongbo Pharmaceutical Co., Ltd.              4,877     53,146       0.0%
    Kyung Dong Navien Co., Ltd.                   2,382     86,084       0.0%
*   Kyung Nam Pharm Co., Ltd.                     1,714     15,846       0.0%
    Kyung-In Synthetic Corp.                     11,914     50,594       0.0%
    Kyungbang, Ltd.                               5,609     72,902       0.0%
    Kyungchang Industrial Co., Ltd.               7,192     26,574       0.0%
*   KyungDong City Gas Co., Ltd.                  1,202     36,622       0.0%
    KyungDong Invest Co., Ltd.                      487     19,998       0.0%
    Kyungdong Pharm Co., Ltd.                     3,086     54,277       0.0%
    L&F Co., Ltd.                                 2,412     69,774       0.0%
#*  LB Semicon, Inc.                             21,559     49,334       0.0%
    LEADCORP, Inc. (The)                          9,025     53,825       0.0%
*   Leaders Cosmetics Co., Ltd.                   7,280    121,364       0.0%
    LEENO Industrial, Inc.                        4,357    199,213       0.0%
    Leenos Corp.                                  6,795     14,829       0.0%
    LF Corp.                                     12,615    290,746       0.0%
    LG Chem, Ltd.                                12,334  4,447,104       0.3%
#   LG Display Co., Ltd.                         72,983  1,909,277       0.2%
    LG Display Co., Ltd. ADR                    172,648  2,242,698       0.2%
    LG Hausys, Ltd.                               3,869    314,165       0.0%
    LG Household & Health Care, Ltd.              1,897  1,993,712       0.2%
    LG Innotek Co., Ltd.                          4,711    725,320       0.1%
    LG International Corp.                       11,945    310,006       0.0%
    LG Uplus Corp.                               84,935    975,279       0.1%
    Lion Chemtech Co., Ltd.                       2,446     34,738       0.0%
#*  LIS Co., Ltd.                                 2,556     30,481       0.0%
*   Liveplex Co., Ltd.                           19,056     13,984       0.0%
    LMS Co., Ltd.                                 3,047     27,629       0.0%
    Lock & Lock Co., Ltd.                         9,229    178,450       0.0%
    Loen Entertainment, Inc.                      2,962    281,525       0.0%
#*  LOT Vacuum Co., Ltd.                          1,986     29,720       0.0%
    Lotte Chemical Corp.                          8,432  2,785,084       0.2%
    Lotte Corp.                                   2,777    184,870       0.0%
    LOTTE Fine Chemical Co., Ltd.                 7,369    265,081       0.0%
    LOTTE Himart Co., Ltd.                        3,155    208,849       0.0%
    Lotte Non-Life Insurance Co., Ltd.           39,836    117,646       0.0%
    Lotte Shopping Co., Ltd.                      2,166    435,320       0.1%
    LS Corp.                                      9,430    665,834       0.1%
*   Lumens Co., Ltd.                             19,933     64,350       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE++   OF NET ASSETS**
                                                ------- ---------- ---------------
SOUTH KOREA -- (Continued)
    Macquarie Korea Infrastructure Fund         104,656 $  795,938       0.1%
*   Macrogen, Inc.                                2,610     63,410       0.0%
    Maeil Holdings Co., Ltd.                      5,094     87,533       0.0%
    Mando Corp.                                   3,990  1,164,661       0.1%
    Medy-Tox, Inc.                                1,463    553,790       0.1%
    Meerecompany, Inc.                              185      9,679       0.0%
    MegaStudy Co., Ltd.                           1,272     35,360       0.0%
    MegaStudyEdu Co., Ltd.                          693     25,455       0.0%
*   Melfas, Inc.                                  5,636     18,801       0.0%
    Meritz Financial Group, Inc.                 21,523    313,418       0.0%
    Meritz Fire & Marine Insurance Co., Ltd.     33,955    779,259       0.1%
    Meritz Securities Co., Ltd.                 119,333    475,468       0.1%
    META BIOMED Co., Ltd.                         6,026     18,512       0.0%
*   Mgame Corp.                                   5,065     19,695       0.0%
    Mi Chang Oil Industrial Co., Ltd.               218     16,956       0.0%
*   MiCo, Ltd.                                   17,220     54,865       0.0%
    Minwise Co., Ltd.                             4,370     94,515       0.0%
    Mirae Asset Daewoo Co., Ltd.                 63,391    575,251       0.1%
    Mirae Asset Life Insurance Co., Ltd.         34,218    178,873       0.0%
    Miwon Holdings Co., Ltd.                        222      9,662       0.0%
*   Miwon Specialty Chemical Co., Ltd.              617     31,302       0.0%
    MK Electron Co., Ltd.                        10,839    107,118       0.0%
*   MNTech Co., Ltd.                              8,025     35,213       0.0%
    Mobase Co., Ltd.                              6,276     39,538       0.0%
*   Moda-InnoChips Co., Ltd.                      2,027     22,187       0.0%
    Modetour Network, Inc.                        6,258    164,431       0.0%
#   Monalisa Co., Ltd.                            4,836     21,294       0.0%
    Moorim P&P Co., Ltd.                         11,756     44,091       0.0%
*   Moorim Paper Co., Ltd.                       10,302     23,011       0.0%
    Motonic Corp.                                 4,147     34,189       0.0%
*   MPK Group, Inc.                               9,820     11,526       0.0%
    Multicampus Co., Ltd.                           719     21,388       0.0%
#   Myungmoon Pharm Co., Ltd.                     7,920     43,250       0.0%
    Namhae Chemical Corp.                         8,171     66,283       0.0%
*   Namsun Aluminum Co., Ltd.                    38,782     38,111       0.0%
    Namyang Dairy Products Co., Ltd.                148     86,751       0.0%
    Nasmedia Co., Ltd.                              904     50,237       0.0%
    NAVER Corp.                                   5,308  4,242,536       0.3%
    NCSoft Corp.                                  1,501    572,249       0.1%
    NeoPharm Co., Ltd.                            1,818     56,913       0.0%
*   Neowiz                                        9,536     99,747       0.0%
*   NEOWIZ HOLDINGS Corp.                         3,627     42,749       0.0%
*   NEPES Corp.                                  14,371    115,736       0.0%
    Nexen Corp.                                  12,603     91,713       0.0%
    Nexen Tire Corp.                             20,672    237,229       0.0%
#*  Nexon GT Co., Ltd.                            5,925     64,247       0.0%
#   Nexturn Co., Ltd.                             3,593     48,474       0.0%
    NH Investment & Securities Co., Ltd.         50,784    637,797       0.1%
*   NHN Entertainment Corp.                       4,940    302,813       0.0%
*   NHN KCP Corp.                                 6,251     98,319       0.0%
    NICE Holdings Co., Ltd.                      10,836    153,760       0.0%
    Nice Information & Telecommunication, Inc.    3,127     67,291       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
   SOUTH KOREA -- (Continued)
       NICE Information Service Co., Ltd.    21,377 $163,171       0.0%
       NICE Total Cash Management Co., Ltd.   6,548   60,341       0.0%
   *   NK Co., Ltd.                          30,243   35,085       0.0%
       Nong Shim Holdings Co., Ltd.           1,109  113,417       0.0%
   *   Nong Woo Bio Co., Ltd.                 2,138   30,435       0.0%
       NongShim Co., Ltd.                       945  293,457       0.0%
       Noroo Holdings Co., Ltd.               1,493   23,988       0.0%
       NOROO Paint & Coatings Co., Ltd.       3,900   31,552       0.0%
       NPC                                      363    1,952       0.0%
   #   NS Shopping Co., Ltd.                  8,130  109,253       0.0%
   *   Nuri Telecom Co., Ltd.                 2,366   20,300       0.0%
   #*  NUTRIBIOTECH Co., Ltd.                 4,988   97,288       0.0%
       OCI Co., Ltd.                          6,394  645,982       0.1%
   #*  Omnisystem Co., Ltd.                  14,815   31,695       0.0%
       Openbase, Inc.                         5,948   17,847       0.0%
       Opto Device Technology Co., Ltd.       2,534   15,959       0.0%
   #*  OPTRON-TEC, Inc.                      12,673   81,422       0.0%
   *   Orion Corp.                            9,442  895,279       0.1%
   #   Orion Holdings Corp.                   4,907  112,867       0.0%
   *   Osstem Implant Co., Ltd.               5,832  374,736       0.0%
       Ottogi Corp.                             253  171,475       0.0%
   *   Pan Ocean Co., Ltd.                   70,864  332,888       0.0%
   #*  Pan-Pacific Co., Ltd.                 13,908   44,073       0.0%
   #*  PaperCorea, Inc.                       7,196   12,980       0.0%
       Partron Co., Ltd.                     16,715  130,498       0.0%
   #*  Paru Co., Ltd.                        17,028   64,165       0.0%
       PHARMA RESEARCH PRODUCTS Co., Ltd.       787   31,408       0.0%
       Poongsan Holdings Corp.                1,245   60,371       0.0%
       Posco M-Tech Co., Ltd.                17,041   36,884       0.0%
   *   Power Logics Co., Ltd.                15,967   70,739       0.0%
       Protec Co., Ltd.                         850   13,579       0.0%
       PSK, Inc.                              6,963  139,949       0.0%
       Pulmuone Co., Ltd.                       553   58,505       0.0%
       Pyeong Hwa Automotive Co., Ltd.        7,337   75,066       0.0%
   *   RaonSecure Co., Ltd.                  12,259   29,376       0.0%
   #*  Redrover Co., Ltd.                    10,163   30,902       0.0%
       Reyon Pharmaceutical Co., Ltd.           720   23,202       0.0%
       RFsemi Technologies, Inc.              3,027   19,689       0.0%
   #*  RFTech Co., Ltd.                       7,978   37,369       0.0%
       Robostar Co., Ltd.                     2,792   42,387       0.0%
       Rorze Systems Corp.                    1,270    7,465       0.0%
   *   S Net Systems, Inc.                    4,731   20,724       0.0%
   *   S&S Tech Corp.                         5,602   21,411       0.0%
   *   S&T Corp.                                669    9,163       0.0%
       S&T Holdings Co., Ltd.                 4,012   59,264       0.0%
       S&T Motiv Co., Ltd.                    3,675  149,804       0.0%
       S-1 Corp.                              6,246  511,115       0.1%
   *   S-Connect Co., Ltd.                   38,692   78,178       0.0%
       S-Energy Co., Ltd.                     3,611   24,178       0.0%
   #*  S-MAC Co., Ltd.                       30,774   34,155       0.0%
       S-Oil Corp.                            8,472  974,021       0.1%
   #*  S.Y. Panel Co., Ltd.                   2,999   17,998       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES   VALUE++   OF NET ASSETS**
                                               ------ ----------- ---------------
SOUTH KOREA -- (Continued)
    Sajo Industries Co., Ltd.                   1,431 $    93,440       0.0%
*   Sajodongaone Co., Ltd.                      8,260      11,474       0.0%
*   SAJOHAEPYO Corp.                              466       4,473       0.0%
    Sam Young Electronics Co., Ltd.             6,567      79,758       0.0%
    Sam Yung Trading Co., Ltd.                  3,578      57,029       0.0%
    Samchully Co., Ltd.                         1,080      98,822       0.0%
    Samchuly Bicycle Co., Ltd.                  2,908      22,106       0.0%
    Samho Development Co., Ltd.                 9,006      34,167       0.0%
*   Samho International Co., Ltd.               2,508      36,565       0.0%
    SAMHWA Paints Industrial Co., Ltd.          4,936      34,013       0.0%
    Samick Musical Instruments Co., Ltd.       25,018      43,705       0.0%
#   Samick THK Co., Ltd.                        4,280      68,783       0.0%
*   Samji Electronics Co., Ltd.                 5,823      40,087       0.0%
    Samjin Pharmaceutical Co., Ltd.             5,142     151,960       0.0%
    Samkee Automotive Co., Ltd.                 7,024      22,349       0.0%
    Samkwang Glass                              1,119      50,351       0.0%
    Sammok S-Form Co., Ltd.                     5,311      61,870       0.0%
*   SAMPYO Cement Co., Ltd.                     7,470      20,739       0.0%
    Samsung C&T Corp.                           9,126   1,207,262       0.1%
    Samsung Card Co., Ltd.                     10,026     328,512       0.0%
    Samsung Electro-Mechanics Co., Ltd.        14,199   1,321,184       0.1%
    Samsung Electronics Co., Ltd.              16,836  41,502,498       3.1%
    Samsung Electronics Co., Ltd. GDR          16,921  20,862,466       1.6%
#*  Samsung Engineering Co., Ltd.              27,379     298,507       0.0%
    Samsung Fire & Marine Insurance Co., Ltd.   7,558   1,844,243       0.2%
*   Samsung Heavy Industries Co., Ltd.         72,254     761,514       0.1%
    Samsung Life Insurance Co., Ltd.            9,452   1,139,574       0.1%
    Samsung SDI Co., Ltd.                       9,744   1,795,250       0.2%
    Samsung SDS Co., Ltd.                       5,425   1,004,520       0.1%
    Samsung Securities Co., Ltd.               24,263     771,734       0.1%
    SAMT Co., Ltd.                             28,486      52,465       0.0%
    Samwha Capacitor Co., Ltd.                  4,575      93,228       0.0%
    Samyang Corp.                               1,191     103,124       0.0%
    Samyang Foods Co., Ltd.                       756      41,030       0.0%
    Samyang Holdings Corp.                      1,748     141,067       0.0%
    Samyang Tongsang Co., Ltd.                  1,031      40,372       0.0%
*   Sangbo Corp.                                7,260      13,285       0.0%
    Sangsin Brake                               3,903      26,297       0.0%
    SaraminHR Co, Ltd.                          1,626      30,962       0.0%
    SBS Contents Hub Co., Ltd.                  1,410      10,561       0.0%
    SBS Media Holdings Co., Ltd.               31,737      86,005       0.0%
#*  SBW                                        50,982      61,033       0.0%
    Seah Besteel Corp.                          8,346     236,965       0.0%
    SeAH Holdings Corp.                           419      58,884       0.0%
    SeAH Steel Corp.                            1,827     149,859       0.0%
    Sebang Co., Ltd.                            6,087      73,905       0.0%
    Sebang Global Battery Co., Ltd.             4,466     134,988       0.0%
*   Seegene, Inc.                               1,896      48,170       0.0%
    Sejong Industrial Co., Ltd.                 6,842      47,541       0.0%
*   Sejong Telecom, Inc.                       54,323      27,548       0.0%
    Sekonix Co., Ltd.                           5,092      60,975       0.0%
    Sempio Foods Co.                              730      21,652       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                     SHARES   VALUE++   OF NET ASSETS**
                                                     ------- ---------- ---------------
SOUTH KOREA -- (Continued)
#   Seobu T&D                                          5,981 $   79,289       0.0%
    Seohan Co., Ltd.                                  55,168    105,930       0.0%
    Seohee Construction Co., Ltd.                     97,637     96,409       0.0%
    Seoul Auction Co., Ltd.                            1,819     11,447       0.0%
    Seoul Semiconductor Co., Ltd.                     19,392    475,993       0.1%
    SEOWONINTECH Co., Ltd.                             4,409     41,337       0.0%
    Seoyon Co., Ltd.                                   6,326     45,308       0.0%
*   Sewon Cellontech Co., Ltd.                        20,901     42,504       0.0%
    Sewon Precision Industry Co., Ltd.                 1,917     29,248       0.0%
    SEWOONMEDICAL Co., Ltd.                           10,144     31,333       0.0%
    SFA Engineering Corp.                             10,480    381,537       0.1%
*   SFA Semicon Co., Ltd.                             53,773    120,619       0.0%
#*  SG Corp.                                          77,870     68,880       0.0%
*   SG&G Corp.                                        11,339     30,713       0.0%
*   SGA Co., Ltd.                                     20,933     16,761       0.0%
    SH Energy & Chemical Co., Ltd.                    45,156     60,287       0.0%
    Shinhan Financial Group Co., Ltd.                 39,159  1,758,951       0.2%
    Shinhan Financial Group Co., Ltd. ADR             20,352    921,335       0.1%
    Shinsegae Engineering & Construction Co., Ltd.     2,043     51,333       0.0%
    Shinsegae Food Co., Ltd.                             195     23,425       0.0%
    Shinsegae Information & Communication Co., Ltd.      917     63,062       0.0%
    Shinsegae International, Inc.                      1,004     55,414       0.0%
#   Shinsegae, Inc.                                    2,926    598,154       0.1%
*   Shinsung Tongsang Co., Ltd.                       52,297     45,828       0.0%
    Shinwha Intertek Corp.                            14,111     33,504       0.0%
*   Shinwon Corp.                                     11,194     19,346       0.0%
    Shinyoung Securities Co., Ltd.                     1,713     90,859       0.0%
    SHOWBOX Corp.                                     18,643     91,968       0.0%
*   Signetics Corp.                                   34,301     43,494       0.0%
*   SIGONG TECH Co., Ltd.                              6,507     39,532       0.0%
    Silicon Works Co., Ltd.                            1,213     48,695       0.0%
    Silla Co., Ltd.                                    3,715     50,915       0.0%
    SIMMTECH Co., Ltd.                                11,749    124,943       0.0%
*   SIMMTECH HOLDINGS Co., Ltd.                        7,120     17,177       0.0%
    SIMPAC, Inc.                                       9,760     37,912       0.0%
    Sindoh Co., Ltd.                                   2,224    125,100       0.0%
    SJM Co., Ltd.                                      3,600     16,810       0.0%
    SK Bioland Co., Ltd.                               2,817     49,186       0.0%
    SK Chemicals Co., Ltd.                             5,564    367,378       0.0%
    SK D&D Co., Ltd.                                     783     21,064       0.0%
    SK Gas, Ltd.                                       2,608    217,862       0.0%
    SK Holdings Co., Ltd.                             15,617  4,041,209       0.3%
    SK Hynix, Inc.                                   131,378  9,686,851       0.7%
    SK Innovation Co., Ltd.                           14,683  2,693,460       0.2%
    SK Materials Co., Ltd.                             2,534    424,764       0.1%
    SK Networks Co., Ltd.                             48,541    288,425       0.0%
*   SK Securities Co., Ltd.                          142,628    158,638       0.0%
    SK Telecom Co., Ltd.                               3,393    801,019       0.1%
    SK Telecom Co., Ltd. ADR                             968     25,304       0.0%
    SKC Co., Ltd.                                     11,678    414,875       0.1%
*   SKC Solmics Co., Ltd.                             17,800     83,485       0.0%
    SKCKOLONPI, Inc.                                   5,700    179,301       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                   SHARES  VALUE++  OF NET ASSETS**
                                                   ------- -------- ---------------
SOUTH KOREA -- (Continued)
    SL Corp.                                         7,580 $155,324       0.0%
#*  SM Culture & Contents Co., Ltd.                 11,580   31,152       0.0%
*   SM Entertainment Co.                             8,156  242,381       0.0%
#   SMEC Co., Ltd.                                  10,746   35,439       0.0%
#*  SNU Precision Co., Ltd.                          5,420   20,641       0.0%
*   Solborn, Inc.                                    6,999   30,634       0.0%
*   Solid, Inc.                                      9,205   21,899       0.0%
    Songwon Industrial Co., Ltd.                    10,478  201,311       0.0%
*   Sonokong Co., Ltd.                              10,438   32,725       0.0%
    Soulbrain Co., Ltd.                              6,239  383,811       0.1%
    SPC Samlip Co., Ltd.                               948  116,424       0.0%
    Spigen Korea Co., Ltd.                           1,625   63,189       0.0%
    Ssangyong Cement Industrial Co., Ltd.            9,499  137,426       0.0%
    Suheung Co., Ltd.                                1,935   57,822       0.0%
    Sun Kwang Co., Ltd.                                717   12,803       0.0%
    Sunchang Corp.                                   4,035   28,699       0.0%
*   SundayToz Corp.                                  1,704   32,401       0.0%
    Sung Kwang Bend Co., Ltd.                       11,782  104,515       0.0%
#   Sungchang Enterprise Holdings, Ltd.             30,377   74,459       0.0%
    Sungdo Engineering & Construction Co., Ltd.      1,381    8,153       0.0%
*   Sungshin Cement Co., Ltd.                        7,455   35,688       0.0%
    Sungwoo Hitech Co., Ltd.                        25,977  155,630       0.0%
#   Sunjin Co., Ltd.                                 3,897   53,921       0.0%
*   Suprema HQ, Inc.                                 1,525    8,211       0.0%
*   Suprema, Inc.                                    1,413   30,855       0.0%
#*  Synopex, Inc.                                   35,109   99,677       0.0%
    Systems Technology, Inc.                         5,583   91,260       0.0%
*   T'way Holdings, Inc.                            15,040   50,179       0.0%
    Taekwang Industrial Co., Ltd.                      263  267,886       0.0%
#*  Taewoong Co., Ltd.                               5,397   86,180       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.   22,844  175,044       0.0%
*   Taihan Electric Wire Co., Ltd.                  11,347   12,874       0.0%
*   Taihan Textile Co., Ltd.                           189   14,839       0.0%
*   TBH Global Co., Ltd.                             9,861   77,468       0.0%
    TechWing, Inc.                                   7,678  114,469       0.0%
#   Tera Semicon Co., Ltd.                           4,491  118,498       0.0%
    TES Co., Ltd.                                    7,187  222,227       0.0%
*   Tesna Co., Ltd.                                  2,069   26,318       0.0%
*   Texcell-NetCom Co., Ltd.                        19,165  171,326       0.0%
*   Thinkware Systems Corp.                          2,041   19,058       0.0%
*   TK Chemical Corp.                               26,714   48,374       0.0%
    TK Corp.                                         8,295   74,452       0.0%
    Tokai Carbon Korea Co., Ltd.                     2,655  123,496       0.0%
    Tongyang Life Insurance Co., Ltd.               21,287  168,181       0.0%
    Tongyang, Inc.                                 107,304  186,875       0.0%
#   Tonymoly Co., Ltd.                               1,924   36,514       0.0%
    Top Engineering Co., Ltd.                        7,182   44,702       0.0%
#   Toptec Co., Ltd.                                10,466  263,320       0.0%
    Tovis Co., Ltd.                                  8,227   59,520       0.0%
    TS Corp.                                         1,940   45,042       0.0%
    UBCare Co., Ltd.                                11,292   35,507       0.0%
    Ubiquoss Holdings, Inc.                          7,235   44,519       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                         SHARES  VALUE++   OF NET ASSETS**
                                                         ------ ---------- ---------------
SOUTH KOREA -- (Continued)
*   Ubiquoss, Inc.                                        1,088 $   15,999       0.0%
*   Ubivelox, Inc.                                        1,255     10,312       0.0%
#*  Ugint Co., Ltd.                                      25,101     28,477       0.0%
    Uju Electronics Co., Ltd.                             3,162     39,407       0.0%
    Unid Co., Ltd.                                        2,834    117,109       0.0%
    Union Semiconductor Equipment & Materials Co., Ltd.   6,054     35,993       0.0%
#   Uniquest Corp.                                        5,700     36,283       0.0%
    UniTest, Inc.                                        10,206    105,965       0.0%
    Value Added Technologies Co., Ltd.                    3,642     94,861       0.0%
#   Viatron Technologies, Inc.                            6,685    120,998       0.0%
    Vieworks Co., Ltd.                                    3,647    124,138       0.0%
#   Visang Education, Inc.                                4,557     48,040       0.0%
*   Vitzrocell Co., Ltd.                                  3,648     35,410       0.0%
#*  Webzen, Inc.                                          7,445    186,262       0.0%
    WeMade Entertainment Co., Ltd.                        3,272    107,050       0.0%
    Whanin Pharmaceutical Co., Ltd.                       5,777    107,336       0.0%
#*  WillBes & Co. (The)                                  23,314     36,084       0.0%
    Winix, Inc.                                           2,076     20,603       0.0%
    Wins Co., Ltd.                                        1,654     17,051       0.0%
#   WiSoL Co., Ltd.                                      11,009    134,245       0.0%
*   WIZIT Co., Ltd.                                       9,117     10,303       0.0%
*   WONIK CUBE Corp.                                      4,284      8,396       0.0%
*   Wonik Holdings Co., Ltd.                             20,258    136,862       0.0%
*   WONIK IPS Co., Ltd.                                  15,235    494,795       0.1%
*   Wonik Materials Co., Ltd.                               810     49,946       0.0%
*   Wonik QnC Corp.                                       4,724     49,240       0.0%
*   Woojin Plaimm Co., Ltd.                               2,795     24,904       0.0%
*   Woongjin Co., Ltd.                                   30,748     63,522       0.0%
#*  Woongjin Energy Co., Ltd.                             6,224     43,805       0.0%
*   Woongjin Thinkbig Co., Ltd.                          16,549    102,241       0.0%
    Woori Bank                                           80,116  1,172,433       0.1%
#   Woori Bank Sponsored ADR                              3,029    132,973       0.0%
#*  Woori Investment Bank Co., Ltd.                      51,594     25,642       0.0%
    Woory Industrial Co., Ltd.                            3,352    106,970       0.0%
    Wooshin Systems Co., Ltd.                             3,572     27,564       0.0%
    WooSung Feed Co., Ltd.                                7,257     20,210       0.0%
    Y G-1 Co., Ltd.                                       5,966     74,605       0.0%
*   YD Online Corp.                                      12,367     48,218       0.0%
*   YeaRimDang Publishing Co., Ltd.                       8,480     75,228       0.0%
    YESCO Co., Ltd.                                         939     31,844       0.0%
    YG Entertainment, Inc.                                2,213     59,118       0.0%
    YMC Co., Ltd.                                         3,977     78,025       0.0%
*   Yonwoo Co., Ltd.                                        401     11,427       0.0%
    Yoosung Enterprise Co., Ltd.                         10,361     34,360       0.0%
    YooSung T&S Co., Ltd.                                 7,040     26,668       0.0%
    Youlchon Chemical Co., Ltd.                           5,081     75,531       0.0%
    Young Poong Corp.                                       134    133,347       0.0%
    Young Poong Precision Corp.                           6,555     53,108       0.0%
    Youngone Corp.                                        5,680    174,573       0.0%
    Youngone Holdings Co., Ltd.                           3,338    166,863       0.0%
#*  YoungWoo DSP Co., Ltd.                                5,422     31,908       0.0%
*   Yuanta Securities Korea Co., Ltd.                    49,232    148,579       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                   SHARES     VALUE++    OF NET ASSETS**
                                                  --------- ------------ ---------------
SOUTH KOREA -- (Continued)
*   Yungjin Pharmaceutical Co., Ltd.                 11,976 $     95,098       0.0%
#*  Yuyang DNU Co., Ltd.                              7,626       33,781       0.0%
    Zeus Co., Ltd.                                    3,176       47,536       0.0%
                                                            ------------      ----
TOTAL SOUTH KOREA                                            229,669,765      16.9%
                                                            ------------      ----
TAIWAN -- (16.5%)
    A-DATA Technology Co., Ltd.                     108,605      316,422       0.0%
    Ability Enterprise Co., Ltd.                     77,508       53,959       0.0%
    AcBel Polytech, Inc.                            120,685       91,877       0.0%
    Accton Technology Corp.                         179,858      579,942       0.1%
#   Acer, Inc.                                    1,082,287      560,058       0.1%
    ACES Electronic Co., Ltd.                        56,000       50,602       0.0%
    Acter Co., Ltd.                                  19,000      112,813       0.0%
*   Action Electronics Co., Ltd.                    103,000       23,585       0.0%
    Actron Technology Corp.                          40,000      147,301       0.0%
    Addcn Technology Co., Ltd.                        7,000       63,419       0.0%
    Adlink Technology, Inc.                          38,814       88,600       0.0%
#   Advanced Ceramic X Corp.                         17,000      186,661       0.0%
    Advanced Connectek, Inc.                        122,000       37,228       0.0%
    Advanced International Multitech Co., Ltd.       82,000      101,685       0.0%
#   Advanced Optoelectronic Technology, Inc.         49,000       57,257       0.0%
    Advanced Semiconductor Engineering, Inc.      1,565,179    1,892,259       0.2%
    Advanced Semiconductor Engineering, Inc. ADR    167,384    1,031,085       0.1%
#   Advanced Wireless Semiconductor Co.              71,000      142,283       0.0%
    Advancetek Enterprise Co., Ltd.                 105,908       63,899       0.0%
    Advantech Co., Ltd.                              66,607      455,176       0.1%
*   AGV Products Corp.                              288,172       71,964       0.0%
    Airmate Cayman International Co., Ltd.           34,000       31,874       0.0%
    Airtac International Group                       38,078      617,240       0.1%
*   Alchip Technologies, Ltd.                        23,000       89,505       0.0%
    Alcor Micro Corp.                                17,000       12,464       0.0%
*   ALI Corp.                                       174,000      110,300       0.0%
#   All Ring Tech Co., Ltd.                          47,000      117,091       0.0%
    Alltek Technology Corp.                          29,414       20,591       0.0%
#   Alltop Technology Co., Ltd.                      38,000      107,639       0.0%
    Alpha Networks, Inc.                            130,500      101,437       0.0%
    Altek Corp.                                     151,727      146,826       0.0%
    Amazing Microelectronic Corp.                    32,440       95,896       0.0%
    Ambassador Hotel (The)                           50,000       38,122       0.0%
    AMPOC Far-East Co., Ltd.                         31,000       27,141       0.0%
#   AmTRAN Technology Co., Ltd.                     459,907      235,791       0.0%
    Anpec Electronics Corp.                          60,454      102,624       0.0%
    AP Memory Technology Corp.                        5,000       12,282       0.0%
    Apacer Technology, Inc.                          55,506       72,630       0.0%
    APAQ Technology Co., Ltd.                         8,000       11,401       0.0%
    APCB, Inc.                                       91,000       89,986       0.0%
    Apex Biotechnology Corp.                         35,477       38,830       0.0%
    Apex International Co., Ltd.                     57,868       40,975       0.0%
    Apex Medical Corp.                               35,000       35,707       0.0%
    Apex Science & Engineering                       68,848       19,337       0.0%
    Arcadyan Technology Corp.                        71,859      113,154       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
TAIWAN -- (Continued)
    Ardentec Corp.                              237,411 $  225,027       0.0%
    Asia Cement Corp.                           857,696    765,292       0.1%
#   Asia Optical Co., Inc.                      122,000    498,386       0.1%
*   Asia Pacific Telecom Co., Ltd.              649,000    214,842       0.0%
    Asia Plastic Recycling Holding, Ltd.        120,544     51,386       0.0%
    Asia Polymer Corp.                          199,460    124,058       0.0%
    Asia Vital Components Co., Ltd.             174,278    165,400       0.0%
#   ASMedia Technology, Inc.                     13,312    149,292       0.0%
    ASPEED Technology, Inc.                       9,599    222,268       0.0%
    ASROCK, Inc.                                 12,000     32,615       0.0%
    Asustek Computer, Inc.                      129,996  1,125,777       0.1%
    Aten International Co., Ltd.                 44,000    112,695       0.0%
#   AU Optronics Corp.                        5,177,000  2,121,367       0.2%
#   AU Optronics Corp. Sponsored ADR             78,775    323,765       0.0%
    Audix Corp.                                  52,800     78,197       0.0%
    AURAS Technology Co., Ltd.                   37,000     97,968       0.0%
    Aurona Industries, Inc.                      19,000     17,394       0.0%
    Aurora Corp.                                 23,585     71,025       0.0%
    Avalue Technology, Inc.                      19,000     31,697       0.0%
    Avermedia Technologies                      103,690     44,896       0.0%
*   Avision, Inc.                                64,693     14,669       0.0%
    AVY Precision Technology, Inc.               39,141     64,419       0.0%
    Awea Mechantronic Co., Ltd.                  13,230     14,351       0.0%
    Axiomtek Co., Ltd.                           18,000     30,815       0.0%
    Bank of Kaohsiung Co., Ltd.                 201,835     61,841       0.0%
#   Basso Industry Corp.                         53,000    146,509       0.0%
*   BenQ Materials Corp.                         87,000     56,857       0.0%
    BES Engineering Corp.                       893,000    204,763       0.0%
    Bin Chuan Enterprise Co., Ltd.               50,000     63,902       0.0%
    Bionime Corp.                                13,000     23,227       0.0%
*   Biostar Microtech International Corp.        70,000     33,792       0.0%
    Bioteque Corp.                               31,010     92,063       0.0%
    Bizlink Holding, Inc.                        45,019    451,504       0.1%
    Boardtek Electronics Corp.                   87,000     75,031       0.0%
    Bon Fame Co., Ltd.                            7,000     18,675       0.0%
    Bothhand Enterprise, Inc.                    34,000     77,132       0.0%
    Bright Led Electronics Corp.                 76,100     43,434       0.0%
#   Browave Corp.                                35,000     45,990       0.0%
    C Sun Manufacturing, Ltd.                    68,000     64,688       0.0%
    Cameo Communications, Inc.                  113,000     31,253       0.0%
    Capital Futures Corp.                        15,000     23,130       0.0%
    Capital Securities Corp.                    944,731    327,500       0.0%
#   Career Technology MFG. Co., Ltd.            189,000    220,486       0.0%
*   Carnival Industrial Corp.                    65,000     10,420       0.0%
    Casetek Holdings, Ltd.                       72,000    269,993       0.0%
    Catcher Technology Co., Ltd.                270,509  2,879,007       0.2%
    Cathay Financial Holding Co., Ltd.          888,125  1,467,554       0.1%
    Cathay Real Estate Development Co., Ltd.    306,300    171,185       0.0%
    Cayman Engley Industrial Co., Ltd.           12,000     67,895       0.0%
*   Center Laboratories, Inc.                    39,600     63,208       0.0%
    Chailease Holding Co., Ltd.                 436,000  1,124,682       0.1%
    Chain Chon Industrial Co., Ltd.             103,000     64,424       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                 --------- ---------- ---------------
TAIWAN -- (Continued)
    ChainQui Construction Development Co., Ltd.     48,000 $   33,260       0.0%
*   Champion Building Materials Co., Ltd.          168,000     42,842       0.0%
    Champion Microelectronic Corp.                  14,910     25,861       0.0%
    Chang Hwa Commercial Bank, Ltd.              1,091,065    591,555       0.1%
    Chang Wah Electromaterials, Inc.                15,524     72,625       0.0%
    Channel Well Technology Co., Ltd.              121,000    137,296       0.0%
    Chant Sincere Co., Ltd.                         16,000     17,650       0.0%
    Charoen Pokphand Enterprise                    106,160    224,305       0.0%
    Chaun-Choung Technology Corp.                   35,000    116,716       0.0%
    CHC Healthcare Group                            11,000     13,611       0.0%
    CHC Resources Corp.                             27,618     49,998       0.0%
    Chen Full International Co., Ltd.               46,000     73,808       0.0%
    Chenbro Micom Co., Ltd.                         37,000     61,201       0.0%
#   Cheng Loong Corp.                              444,480    260,246       0.0%
#   Cheng Shin Rubber Industry Co., Ltd.           621,808  1,227,325       0.1%
    Cheng Uei Precision Industry Co., Ltd.         250,159    407,068       0.1%
    Chenming Mold Industry Corp.                    64,000     41,045       0.0%
    Chia Chang Co., Ltd.                            89,000     70,898       0.0%
    Chia Hsin Cement Corp.                         131,000     52,596       0.0%
    Chian Hsing Forging Industrial Co., Ltd.        22,000     59,093       0.0%
    Chicony Electronics Co., Ltd.                  193,384    484,352       0.1%
#   Chicony Power Technology Co., Ltd.              73,365    159,994       0.0%
    Chien Kuo Construction Co., Ltd.               138,675     51,520       0.0%
    Chilisin Electronics Corp.                      80,533    275,260       0.0%
    Chime Ball Technology Co., Ltd.                 10,565     23,806       0.0%
*   Chimei Materials Technology Corp.              203,250     92,706       0.0%
#   Chin-Poon Industrial Co., Ltd.                 189,113    394,686       0.0%
*   China Airlines, Ltd.                         1,554,062    633,969       0.1%
    China Bills Finance Corp.                      176,000     88,410       0.0%
    China Chemical & Pharmaceutical Co., Ltd.      152,000     90,223       0.0%
    China Development Financial Holding Corp.    2,765,579    847,855       0.1%
    China Ecotek Corp.                              10,000     13,528       0.0%
*   China Electric Manufacturing Corp.             103,000     32,322       0.0%
    China General Plastics Corp.                   179,517    168,289       0.0%
    China Glaze Co., Ltd.                           53,680     22,794       0.0%
    China Life Insurance Co., Ltd.                 512,912    482,989       0.1%
    China Man-Made Fiber Corp.                     626,200    182,428       0.0%
    China Metal Products                           136,190    125,268       0.0%
    China Motor Corp.                              211,000    188,943       0.0%
#*  China Petrochemical Development Corp.        1,236,092    551,641       0.1%
    China Steel Chemical Corp.                      45,227    180,725       0.0%
#   China Steel Corp.                            2,197,940  1,789,792       0.2%
    China Steel Structure Co., Ltd.                 70,000     45,384       0.0%
    China Synthetic Rubber Corp.                   301,015    419,460       0.1%
    China Wire & Cable Co., Ltd.                    40,120     35,923       0.0%
    Chinese Maritime Transport, Ltd.                67,120     62,973       0.0%
    Chipbond Technology Corp.                      361,000    704,546       0.1%
    ChipMOS TECHNOLOGIES, Inc.                      45,000     44,883       0.0%
#   ChipMOS TECHNOLOGIES, Inc. ADR                   3,786     75,720       0.0%
    Chlitina Holding, Ltd.                          25,000     90,389       0.0%
    Chong Hong Construction Co., Ltd.               58,361    142,701       0.0%
    Chroma ATE, Inc.                                73,466    358,291       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                          SHARES    VALUE++   OF NET ASSETS**
                                                         --------- ---------- ---------------
TAIWAN -- (Continued)
    Chun YU Works & Co., Ltd.                              122,000 $   57,829       0.0%
    Chun Yuan Steel                                        238,999     89,582       0.0%
*   Chung Hung Steel Corp.                                 531,889    203,876       0.0%
    Chung Hwa Pulp Corp.                                   274,246     97,361       0.0%
    Chung-Hsin Electric & Machinery Manufacturing Corp.    127,000     88,669       0.0%
    Chunghwa Precision Test Tech Co., Ltd.                   4,000    145,468       0.0%
    Chunghwa Telecom Co., Ltd.                             261,800    894,098       0.1%
#   Chunghwa Telecom Co., Ltd. Sponsored ADR                35,415  1,204,818       0.1%
    Chyang Sheng Dyeing & Finishing Co., Ltd.               90,000     80,082       0.0%
    Cleanaway Co., Ltd.                                     38,000    218,724       0.0%
    Clevo Co.                                              253,869    261,256       0.0%
*   CMC Magnetics Corp.                                  1,061,642    157,504       0.0%
#*  Co-Tech Development Corp.                               66,541     98,912       0.0%
*   CoAsia Microelectronics Corp.                           71,946     37,151       0.0%
    Coland Holdings, Ltd.                                   22,000     25,283       0.0%
    Compal Electronics, Inc.                             1,792,086  1,319,459       0.1%
    Compeq Manufacturing Co., Ltd.                         588,000    691,853       0.1%
    Compucase Enterprise                                    46,000     61,407       0.0%
    Concord Securities Co., Ltd.                           276,000     77,069       0.0%
    Concraft Holding Co., Ltd.                               6,300     75,879       0.0%
    Continental Holdings Corp.                             229,250    109,829       0.0%
    Contrel Technology Co., Ltd.                            31,000     16,155       0.0%
    Coremax Corp.                                           12,000     50,791       0.0%
    Coretronic Corp.                                       250,600    300,120       0.0%
    Cowealth Medical Holding Co., Ltd.                       6,000      8,666       0.0%
    Coxon Precise Industrial Co., Ltd.                      59,000     52,742       0.0%
    Creative Sensor, Inc.                                   51,000     44,070       0.0%
*   CSBC Corp.                                             235,440    100,706       0.0%
    CTBC Financial Holding Co., Ltd.                     3,106,612  1,989,045       0.2%
    CTCI Corp.                                             237,555    368,294       0.0%
#   Cub Elecparts, Inc.                                     20,926    206,613       0.0%
    CviLux Corp.                                            40,902     44,567       0.0%
    CX Technology Co., Ltd.                                 35,135     34,174       0.0%
    Cyberlink Corp.                                         40,356     89,263       0.0%
    CyberPower Systems, Inc.                                24,000     91,538       0.0%
    CyberTAN Technology, Inc.                              172,576    105,665       0.0%
    Cypress Technology Co., Ltd.                            17,900     73,347       0.0%
    D-Link Corp.                                           419,148    157,288       0.0%
    DA CIN Construction Co., Ltd.                           94,000     55,953       0.0%
    Da-Li Development Co., Ltd.                             58,046     64,486       0.0%
    Dadi Early-Childhood Education Group, Ltd.               3,059     18,001       0.0%
    Dah Fung CATV Co., Ltd.                                 28,396     32,484       0.0%
*   Danen Technology Corp.                                 188,000     47,731       0.0%
    Darfon Electronics Corp.                               109,000     95,829       0.0%
    Darwin Precisions Corp.                                196,000    212,261       0.0%
    Daxin Materials Corp.                                   21,000     34,272       0.0%
    De Licacy Industrial Co.                               111,209     94,421       0.0%
#   Delpha Construction Co., Ltd.                           60,639     27,455       0.0%
    Delta Electronics, Inc.                                391,940  1,885,881       0.2%
    Depo Auto Parts Ind Co., Ltd.                           57,000    152,366       0.0%
    DFI, Inc.                                               29,460     62,528       0.0%
    Dimerco Express Corp.                                   60,000     44,453       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                        SHARES    VALUE++   OF NET ASSETS**
                                                       --------- ---------- ---------------
TAIWAN -- (Continued)
    Draytek Corp.                                         13,000 $   12,511       0.0%
    Dynacolor, Inc.                                       16,000     19,418       0.0%
*   Dynamic Electronics Co., Ltd.                        146,006     56,676       0.0%
    Dynapack International Technology Corp.               75,000    127,359       0.0%
    E Ink Holdings, Inc.                                 483,000    674,651       0.1%
    E-Lead Electronic Co., Ltd.                           39,000     39,194       0.0%
    E-LIFE MALL Corp.                                     30,000     62,671       0.0%
*   E-Ton Solar Tech Co., Ltd.                           178,032     58,321       0.0%
    E.Sun Financial Holding Co., Ltd.                  2,284,847  1,390,758       0.1%
*   Eastern Media International Corp.                    278,406     80,488       0.0%
    Eclat Textile Co., Ltd.                               56,279    672,829       0.1%
    ECOVE Environment Corp.                               13,000     71,987       0.0%
    Edimax Technology Co., Ltd.                          138,044     47,409       0.0%
*   Edison Opto Corp.                                     54,000     27,952       0.0%
    Edom Technology Co., Ltd.                            122,014     63,555       0.0%
    eGalax_eMPIA Technology, Inc.                         21,909     36,507       0.0%
    Elan Microelectronics Corp.                          131,370    201,754       0.0%
    Elite Advanced Laser Corp.                            70,208    285,522       0.0%
    Elite Material Co., Ltd.                             118,909    473,549       0.1%
    Elite Semiconductor Memory Technology, Inc.          122,000    201,335       0.0%
*   Elitegroup Computer Systems Co., Ltd.                194,235    152,098       0.0%
    eMemory Technology, Inc.                              32,000    392,262       0.0%
    ENG Electric Co., Ltd.                                60,764     24,592       0.0%
#   Ennoconn Corp.                                        19,202    273,511       0.0%
    EnTie Commercial Bank Co., Ltd.                      103,500     43,430       0.0%
*   Epistar Corp.                                        348,954    565,510       0.1%
    Eslite Spectrum Corp. (The)                            9,000     41,190       0.0%
    Eson Precision Ind. Co., Ltd.                         30,000     53,203       0.0%
    Eternal Materials Co., Ltd.                          322,145    325,306       0.0%
*   Etron Technology, Inc.                               147,000     81,759       0.0%
    Eurocharm Holdings Co., Ltd.                          13,000     40,320       0.0%
    Eva Airways Corp.                                  1,272,002    626,980       0.1%
    Everest Textile Co., Ltd.                            216,320    105,807       0.0%
    Evergreen International Storage & Transport Corp.    324,000    150,435       0.0%
    Everlight Electronics Co., Ltd.                      215,149    328,685       0.0%
    Everspring Industry Co., Ltd.                         97,000     39,103       0.0%
    Excelsior Medical Co., Ltd.                           44,800     66,777       0.0%
    EZconn Corp.                                          14,000     19,566       0.0%
    Far Eastern Department Stores, Ltd.                  581,370    286,353       0.0%
    Far Eastern International Bank                     1,287,304    399,633       0.1%
    Far Eastern New Century Corp.                        941,560    807,519       0.1%
    Far EasTone Telecommunications Co., Ltd.             442,000  1,037,820       0.1%
    Faraday Technology Corp.                              94,442    145,194       0.0%
*   Farglory F T Z Investment Holding Co., Ltd.           24,000     11,422       0.0%
    Farglory Land Development Co., Ltd.                  180,442    197,229       0.0%
    Federal Corp.                                        230,729    108,254       0.0%
    Feedback Technology Corp.                             22,000     65,869       0.0%
#   Feng Hsin Steel Co., Ltd.                            182,550    315,455       0.0%
    Feng TAY Enterprise Co., Ltd.                        124,107    559,951       0.1%
*   First Copper Technology Co., Ltd.                     36,000     12,666       0.0%
    First Financial Holding Co., Ltd.                  2,081,046  1,342,597       0.1%
    First Hi-Tec Enterprise Co., Ltd.                     33,000     34,964       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                    SHARES   VALUE++   OF NET ASSETS**
                                                    ------- ---------- ---------------
TAIWAN -- (Continued)
    First Hotel                                      82,462 $   42,521       0.0%
    First Insurance Co., Ltd. (The)                  93,606     41,593       0.0%
*   First Steamship Co., Ltd.                       355,234     94,112       0.0%
    FLEXium Interconnect, Inc.                      152,001    582,815       0.1%
    Flytech Technology Co., Ltd.                     53,373    150,257       0.0%
#   FocalTech Systems Co., Ltd.                     135,792    146,319       0.0%
    Forest Water Environment Engineering Co., Ltd.   21,000     41,256       0.0%
    Formosa Advanced Technologies Co., Ltd.          93,000    103,106       0.0%
    Formosa Chemicals & Fibre Corp.                 600,378  1,823,957       0.2%
    Formosa International Hotels Corp.               21,905    110,047       0.0%
    Formosa Oilseed Processing Co., Ltd.             46,000     98,932       0.0%
    Formosa Optical Technology Co., Ltd.              7,000     14,689       0.0%
    Formosa Petrochemical Corp.                     229,000    801,630       0.1%
    Formosa Plastics Corp.                          393,134  1,198,456       0.1%
    Formosa Taffeta Co., Ltd.                       295,000    302,768       0.0%
    Formosan Rubber Group, Inc.                     216,720    106,745       0.0%
    Formosan Union Chemical                         165,260    101,122       0.0%
    Fortune Electric Co., Ltd.                       64,000     40,863       0.0%
    Founding Construction & Development Co., Ltd.    71,460     36,841       0.0%
    Foxconn Technology Co., Ltd.                    172,536    550,297       0.1%
    Foxlink Image Technology Co., Ltd.               63,000     42,099       0.0%
#   Foxsemicon Integrated Technology, Inc.           26,250    186,841       0.0%
    Froch Enterprise Co., Ltd.                      155,713     83,436       0.0%
    FSP Technology, Inc.                             86,886     67,722       0.0%
    Fubon Financial Holding Co., Ltd.               728,896  1,161,648       0.1%
    Fulgent Sun International Holding Co., Ltd.      25,449     64,401       0.0%
    Fullerton Technology Co., Ltd.                   69,000     54,680       0.0%
    Fulltech Fiber Glass Corp.                      164,544     86,788       0.0%
    Fwusow Industry Co., Ltd.                        31,756     18,475       0.0%
    G Shank Enterprise Co., Ltd.                     63,382     55,175       0.0%
    Gallant Precision Machining Co., Ltd.            76,000     60,107       0.0%
    GCS Holdings, Inc.                               20,000     45,102       0.0%
    Gemtek Technology Corp.                         160,574    129,884       0.0%
    General Interface Solution Holding, Ltd.         35,000    321,337       0.0%
    Generalplus Technology, Inc.                     25,000     45,233       0.0%
    Genesys Logic, Inc.                              26,000     36,004       0.0%
#*  Genius Electronic Optical Co., Ltd.              27,071    305,103       0.0%
*   GeoVision, Inc.                                  32,431     46,253       0.0%
    Getac Technology Corp.                          213,000    297,486       0.0%
#   Giant Manufacturing Co., Ltd.                    89,287    459,043       0.1%
    Giantplus Technology Co., Ltd.                  118,000     91,639       0.0%
    Gigabyte Technology Co., Ltd.                   263,000    407,743       0.1%
#   Gigasolar Materials Corp.                        13,280    120,179       0.0%
*   Gigastorage Corp.                               116,213     74,254       0.0%
    Ginko International Co., Ltd.                    22,000    154,346       0.0%
*   Gintech Energy Corp.                            284,084    178,256       0.0%
    Global Brands Manufacture, Ltd.                 160,666     74,110       0.0%
    Global Lighting Technologies, Inc.               38,000     54,977       0.0%
    Global Mixed Mode Technology, Inc.               20,000     46,025       0.0%
    Global PMX Co., Ltd.                             11,000     64,642       0.0%
    Global Unichip Corp.                             25,000    249,254       0.0%
    Globalwafers Co., Ltd.                           18,000    208,810       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                       SHARES     VALUE++   OF NET ASSETS**
                                                      --------- ----------- ---------------
TAIWAN -- (Continued)
    Globe Union Industrial Corp.                        128,518 $    85,949       0.0%
    Gloria Material Technology Corp.                    275,708     181,969       0.0%
    Glory Science Co., Ltd.                              32,467      67,520       0.0%
*   Gold Circuit Electronics, Ltd.                      232,263      79,398       0.0%
    Golden Friends Corp.                                 22,500      36,173       0.0%
*   Goldsun Building Materials Co., Ltd.                669,730     200,407       0.0%
    Good Will Instrument Co., Ltd.                        6,859       5,790       0.0%
    Gourmet Master Co., Ltd.                             25,410     291,681       0.0%
    Grand Ocean Retail Group, Ltd.                       42,000      31,220       0.0%
    Grand Pacific Petrochemical                         511,000     387,393       0.0%
    Grand Plastic Technology Corp.                       14,000      89,442       0.0%
    Grape King Bio, Ltd.                                 54,000     311,008       0.0%
    Great China Metal Industry                           90,000      76,113       0.0%
    Great Taipei Gas Co., Ltd.                          119,000     102,012       0.0%
    Great Wall Enterprise Co., Ltd.                     313,682     356,766       0.0%
    Greatek Electronics, Inc.                           151,000     279,142       0.0%
#*  Green Energy Technology, Inc.                       132,537      85,156       0.0%
    Green River Holding Co., Ltd.                         8,080      41,421       0.0%
    Green Seal Holding, Ltd.                             27,500      65,294       0.0%
    GTM Holdings Corp.                                   60,000      34,145       0.0%
    Hakers Enterprise Co., Ltd.                           6,300       7,570       0.0%
    Hannstar Board Corp.                                185,681     112,462       0.0%
#   HannStar Display Corp.                            1,615,667     627,504       0.1%
*   HannsTouch Solution, Inc.                           290,743     101,795       0.0%
    Hanpin Electron Co., Ltd.                            38,000      39,337       0.0%
*   Harvatek Corp.                                       83,052      46,422       0.0%
    Hi-Clearance, Inc.                                    5,000      15,939       0.0%
#   Highwealth Construction Corp.                       333,918     446,725       0.1%
    HIM International Music, Inc.                         6,600      21,869       0.0%
    Hiroca Holdings, Ltd.                                24,728      94,764       0.0%
*   HiTi Digital, Inc.                                   79,956      32,083       0.0%
    Hitron Technology, Inc.                             187,000     135,942       0.0%
    Hiwin Technologies Corp.                             61,604     618,310       0.1%
*   Ho Tung Chemical Corp.                              501,035     151,410       0.0%
*   Hocheng Corp.                                       137,300      42,562       0.0%
    Holiday Entertainment Co., Ltd.                      31,000      51,806       0.0%
    Holtek Semiconductor, Inc.                           99,000     229,280       0.0%
    Holy Stone Enterprise Co., Ltd.                      82,950     123,629       0.0%
    Hon Hai Precision Industry Co., Ltd.              3,607,499  13,408,867       1.0%
    Hon Hai Precision Industry Co., Ltd. GDR            143,014   1,069,871       0.1%
    Hong Pu Real Estate Development Co., Ltd.           146,609      98,490       0.0%
    Hong TAI Electric Industrial                        125,000      43,739       0.0%
    Hong YI Fiber Industry Co.                           68,000      50,421       0.0%
*   Horizon Securities Co., Ltd.                        220,000      57,084       0.0%
#   Hota Industrial Manufacturing Co., Ltd.              98,871     462,058       0.1%
    Hotai Motor Co., Ltd.                                52,000     603,729       0.1%
    Hotron Precision Electronic Industrial Co., Ltd.      7,000      11,799       0.0%
#   Hsin Kuang Steel Co., Ltd.                          121,788     121,445       0.0%
    Hsin Yung Chien Co., Ltd.                            15,900      44,551       0.0%
#   Hu Lane Associate, Inc.                              33,151     189,214       0.0%
*   HUA ENG Wire & Cable Co., Ltd.                      190,000      63,337       0.0%
    Hua Nan Financial Holdings Co., Ltd.              1,607,420     879,684       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                      SHARES    VALUE++   OF NET ASSETS**
                                                     --------- ---------- ---------------
TAIWAN -- (Continued)
    Huaku Development Co., Ltd.                        146,465 $  328,761       0.0%
    Huang Hsiang Construction Corp.                     76,000     78,682       0.0%
    Hung Ching Development & Construction Co., Ltd.     68,000     45,244       0.0%
    Hung Sheng Construction, Ltd.                      254,000    200,752       0.0%
    Huxen Corp.                                         10,000     14,558       0.0%
    Hwa Fong Rubber Industrial Co.,Ltd.                147,430     55,977       0.0%
*   Hwacom Systems, Inc.                                43,000     19,967       0.0%
*   I-Chiun Precision Industry Co., Ltd.                53,000     19,864       0.0%
    I-Sheng Electric Wire & Cable Co., Ltd.             50,000     71,967       0.0%
    Ibase Technology, Inc.                              71,076    125,253       0.0%
*   Ichia Technologies, Inc.                           168,897     91,936       0.0%
    Ideal Bike Corp.                                    68,000     25,370       0.0%
    IEI Integration Corp.                               56,000     77,960       0.0%
    Infortrend Technology, Inc.                        110,798     51,252       0.0%
    Innodisk Corp.                                      28,164    104,211       0.0%
#   Innolux Corp.                                    5,022,461  2,201,374       0.2%
    Inpaq Technology Co., Ltd.                          45,000     42,184       0.0%
    Intai Technology Corp.                              14,000     48,066       0.0%
    Integrated Service Technology, Inc.                 27,000    102,105       0.0%
    IntelliEPI, Inc.                                     9,000     25,200       0.0%
    International Games System Co., Ltd.                28,000    147,743       0.0%
    Inventec Corp.                                     935,181    726,737       0.1%
    Iron Force Industrial Co., Ltd.                     21,000     90,570       0.0%
    ITE Technology, Inc.                                63,202     75,659       0.0%
    ITEQ Corp.                                         118,299    247,730       0.0%
    Jarllytec Co., Ltd.                                 29,000     52,292       0.0%
    Jentech Precision Industrial Co., Ltd.              24,000     61,564       0.0%
    Jess-Link Products Co., Ltd.                        37,875     42,594       0.0%
#   Jih Sun Financial Holdings Co., Ltd.               813,701    216,060       0.0%
    Jinli Group Holdings, Ltd.                          50,470     48,319       0.0%
    Johnson Health Tech Co., Ltd.                       32,948     36,063       0.0%
    K Laser Technology, Inc.                            63,000     33,748       0.0%
    Kang Na Hsiung Enterprise Co., Ltd.                 59,000     21,917       0.0%
    Kaori Heat Treatment Co., Ltd.                      45,983     61,174       0.0%
    Kaulin Manufacturing Co., Ltd.                      68,000     44,524       0.0%
    KEE TAI Properties Co., Ltd.                       221,226     77,060       0.0%
#   Kenda Rubber Industrial Co., Ltd.                  169,842    225,352       0.0%
    Kenmec Mechanical Engineering Co., Ltd.            152,000     52,200       0.0%
    Kerry TJ Logistics Co., Ltd.                        82,000     99,424       0.0%
    Kindom Construction Corp.                          191,000    122,033       0.0%
    King Chou Marine Technology Co., Ltd.               33,660     37,237       0.0%
    King Slide Works Co., Ltd.                          17,050    228,039       0.0%
#   King Yuan Electronics Co., Ltd.                    656,529    696,269       0.1%
    King's Town Bank Co., Ltd.                         462,000    504,925       0.1%
*   King's Town Construction Co., Ltd.                  62,348     47,022       0.0%
    Kingcan Holdings, Ltd.                              27,675     23,224       0.0%
    Kingpak Technology, Inc.                            11,000     98,540       0.0%
    Kinik Co.                                           64,000    167,115       0.0%
#   Kinko Optical Co., Ltd.                             77,000    119,186       0.0%
#   Kinpo Electronics                                  764,028    263,532       0.0%
#   Kinsus Interconnect Technology Corp.               152,009    383,515       0.0%
    KMC Kuei Meng International, Inc.                   27,106    118,655       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
TAIWAN -- (Continued)
    KS Terminals, Inc.                           56,760 $  151,046       0.0%
    Kung Long Batteries Industrial Co., Ltd.     36,000    174,362       0.0%
    Kung Sing Engineering Corp.                 108,000     41,194       0.0%
*   Kuo Toong International Co., Ltd.           122,108     73,555       0.0%
    Kuoyang Construction Co., Ltd.              209,450     84,757       0.0%
    Kwong Fong Industries Corp.                  50,442     35,792       0.0%
    Kwong Lung Enterprise Co., Ltd.              41,000     58,280       0.0%
*   KYE Systems Corp.                           146,426     49,546       0.0%
    L&K Engineering Co., Ltd.                    83,000    103,959       0.0%
*   LAN FA Textile                               93,277     26,362       0.0%
    Land Mark Optoelectronics Corp.              26,000    331,884       0.0%
    Lanner Electronics, Inc.                     30,589     43,414       0.0%
    Largan Precision Co., Ltd.                   16,306  3,090,959       0.2%
    Laser Tek Taiwan Co., Ltd.                   30,000     31,193       0.0%
    Laster Tech Corp., Ltd.                      10,000     25,583       0.0%
    LCY Chemical Corp.                          182,799    249,856       0.0%
    Leader Electronics, Inc.                     67,602     22,085       0.0%
    Leadtrend Technology Corp.                    4,159      4,830       0.0%
#*  Lealea Enterprise Co., Ltd.                 500,981    187,727       0.0%
    Ledlink Optics, Inc.                         38,467     59,842       0.0%
    Ledtech Electronics Corp.                    19,000      8,823       0.0%
    LEE CHI Enterprises Co., Ltd.               103,000     41,853       0.0%
    Lelon Electronics Corp.                      38,250     65,478       0.0%
    Lemtech Holdings Co., Ltd.                    9,000     71,603       0.0%
*   Leofoo Development Co., Ltd.                138,645     36,829       0.0%
*   LES Enphants Co., Ltd.                       90,901     34,525       0.0%
*   Lextar Electronics Corp.                    202,000    122,318       0.0%
    Li Cheng Enterprise Co., Ltd.                45,920     84,129       0.0%
*   Li Peng Enterprise Co., Ltd.                277,806     79,529       0.0%
    Lian HWA Food Corp.                          45,712     50,924       0.0%
    Lien Chang Electronic Enter                  23,000     12,898       0.0%
    Lien Hwa Industrial Corp.                   338,842    359,559       0.0%
    Lingsen Precision Industries, Ltd.          228,000    121,869       0.0%
    Lite-On Semiconductor Corp.                 132,213    166,438       0.0%
    Lite-On Technology Corp.                    941,395  1,329,420       0.1%
    Long Bon International Co., Ltd.            164,000     76,391       0.0%
    Long Chen Paper Co., Ltd.                   277,718    409,142       0.1%
    Longwell Co.                                 27,000     65,644       0.0%
    Lotes Co., Ltd.                              27,631    170,562       0.0%
    Lu Hai Holding Corp.                         19,799     32,449       0.0%
    Lucky Cement Corp.                          112,000     32,352       0.0%
    Lumax International Corp., Ltd.              43,492     83,086       0.0%
    Lung Yen Life Service Corp.                  16,000     38,896       0.0%
*   LuxNet Corp.                                 20,899     19,260       0.0%
#   Macauto Industrial Co., Ltd.                 21,000    108,311       0.0%
    Machvision, Inc.                             17,000     91,939       0.0%
    Macroblock, Inc.                             14,700     33,165       0.0%
*   Macronix International                    1,018,821  1,863,053       0.2%
    Mag Layers Scientific-Technics Co., Ltd.     23,705     47,978       0.0%
#   Makalot Industrial Co., Ltd.                 94,686    438,286       0.1%
    Marketech International Corp.                58,000     75,477       0.0%
    Masterlink Securities Corp.                 585,885    164,014       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                SHARES    VALUE++   OF NET ASSETS**
                                               --------- ---------- ---------------
TAIWAN -- (Continued)
#   Materials Analysis Technology, Inc.           16,000 $   46,303       0.0%
    Mayer Steel Pipe Corp.                        78,259     35,948       0.0%
    MediaTek, Inc.                               151,360  1,722,403       0.1%
    Mega Financial Holding Co., Ltd.           1,994,669  1,568,003       0.1%
    Meiloon Industrial Co.                        45,650     50,030       0.0%
    Mercuries & Associates Holding, Ltd.         219,388    177,581       0.0%
*   Mercuries Life Insurance Co., Ltd.           503,890    265,819       0.0%
#   Merida Industry Co., Ltd.                     40,415    188,385       0.0%
#   Merry Electronics Co., Ltd.                   59,906    458,257       0.1%
    Micro-Star International Co., Ltd.           199,233    486,894       0.1%
*   Microbio Co., Ltd.                           206,572    143,191       0.0%
    Microelectronics Technology, Inc.             12,645     14,525       0.0%
    Microlife Corp.                               21,600     52,839       0.0%
    Mildef Crete, Inc.                            27,000     53,516       0.0%
    MIN AIK Technology Co., Ltd.                 104,000     96,898       0.0%
    Mirle Automation Corp.                        71,805    109,551       0.0%
    Mitac Holdings Corp.                         345,415    429,666       0.1%
    Mobiletron Electronics Co., Ltd.              35,440     46,982       0.0%
    momo.com, Inc.                                 6,000     44,390       0.0%
#*  Motech Industries, Inc.                      253,097    197,770       0.0%
    MPI Corp.                                     48,000    116,097       0.0%
    Nak Sealing Technologies Corp.                25,000     69,152       0.0%
    Namchow Holdings Co., Ltd.                    91,000    183,770       0.0%
    Nan Kang Rubber Tire Co., Ltd.               150,139    135,942       0.0%
    Nan Liu Enterprise Co., Ltd.                  10,000     52,567       0.0%
    Nan Ren Lake Leisure Amusement Co., Ltd.      99,000     24,589       0.0%
    Nan Ya Plastics Corp.                        471,674  1,164,003       0.1%
    Nan Ya Printed Circuit Board Corp.           138,072    125,028       0.0%
    Nang Kuang Pharmaceutical co., Ltd.           10,000     11,838       0.0%
    Nantex Industry Co., Ltd.                    119,014     86,452       0.0%
#   Nanya Technology Corp.                       119,000    323,505       0.0%
    National Petroleum Co., Ltd.                  37,000     47,807       0.0%
*   Neo Solar Power Corp.                        491,646    249,640       0.0%
    Netronix, Inc.                                40,000     71,808       0.0%
    New Asia Construction & Development Corp.     43,880      9,488       0.0%
    New Best Wire Industrial Co., Ltd.            27,600     26,235       0.0%
    New Era Electronics Co., Ltd.                 39,000     24,964       0.0%
#*  Newmax Technology Co., Ltd.                   32,077     58,702       0.0%
    Nexcom International Co., Ltd.                44,000     46,030       0.0%
    Nichidenbo Corp.                              45,975     43,534       0.0%
    Nien Hsing Textile Co., Ltd.                  62,110     61,710       0.0%
    Nien Made Enterprise Co., Ltd.                53,000    551,575       0.1%
    Nishoku Technology, Inc.                      23,000     54,862       0.0%
    Novatek Microelectronics Corp.               169,000    625,981       0.1%
#   Nuvoton Technology Corp.                      54,000    136,346       0.0%
*   Ocean Plastics Co., Ltd.                      74,000     70,557       0.0%
#   On-Bright Electronics, Inc.                   19,380    138,813       0.0%
    OptoTech Corp.                               235,698    162,784       0.0%
    Orient Europharma Co., Ltd.                   10,000     23,143       0.0%
*   Orient Semiconductor Electronics, Ltd.       319,000     97,376       0.0%
    Oriental Union Chemical Corp.                239,821    206,477       0.0%
    P-Duke Technology Co., Ltd.                   25,700     56,769       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                SHARES    VALUE++   OF NET ASSETS**
                                               --------- ---------- ---------------
TAIWAN -- (Continued)
    P-Two Industries, Inc.                        35,000 $   22,234       0.0%
    Pacific Construction Co.                     167,000     56,816       0.0%
    Pacific Hospital Supply Co., Ltd.             21,000     52,729       0.0%
    Paiho Shih Holdings Corp.                     38,448     84,956       0.0%
    Pan Jit International, Inc.                  197,000    197,498       0.0%
#   Pan-International Industrial Corp.           145,514    123,663       0.0%
    Parade Technologies, Ltd.                     29,400    479,413       0.1%
    Paragon Technologies Co., Ltd.                30,762     35,710       0.0%
#   PChome Online, Inc.                           35,567    205,895       0.0%
    PCL Technologies, Inc.                        11,220     41,543       0.0%
    Pegatron Corp.                               890,037  2,306,307       0.2%
    PharmaEngine, Inc.                             8,399     47,216       0.0%
    Pharmally International Holding Co., Ltd.      6,000     92,852       0.0%
*   Phihong Technology Co., Ltd.                 200,810     85,971       0.0%
    Phison Electronics Corp.                      34,000    404,777       0.1%
    Phoenix Tours International, Inc.             14,700     16,503       0.0%
    Pixart Imaging, Inc.                          26,030    115,439       0.0%
    Planet Technology Corp.                       16,000     29,928       0.0%
    Plastron Precision Co., Ltd.                  22,880     15,630       0.0%
    Polytronics Technology Corp.                  25,000     46,015       0.0%
    Posiflex Technology, Inc.                     25,346    112,206       0.0%
    Pou Chen Corp.                               972,144  1,225,165       0.1%
*   Power Quotient International Co., Ltd.        66,800     31,209       0.0%
    Powertech Technology, Inc.                   366,400  1,147,425       0.1%
    Poya International Co., Ltd.                  21,873    280,516       0.0%
    President Chain Store Corp.                  141,000  1,267,876       0.1%
*   President Securities Corp.                   485,795    231,205       0.0%
    Primax Electronics, Ltd.                     215,000    558,279       0.1%
*   Prime Electronics & Satellitics, Inc.         57,750     17,487       0.0%
    Prince Housing & Development Corp.           573,087    211,005       0.0%
*   Princeton Technology Corp.                   105,000     31,505       0.0%
    Pro Hawk Corp.                                 3,000     14,222       0.0%
    Promate Electronic Co., Ltd.                  63,000     58,283       0.0%
*   Promise Technology, Inc.                      76,000     30,526       0.0%
    Prosperity Dielectrics Co., Ltd.              52,032     60,766       0.0%
    Qisda Corp.                                  754,439    551,098       0.1%
    QST International Corp.                       15,000     65,250       0.0%
    Qualipoly Chemical Corp.                      38,284     44,249       0.0%
    Quang Viet Enterprise Co., Ltd.                6,000     30,551       0.0%
    Quanta Computer, Inc.                        515,715  1,214,938       0.1%
    Quanta Storage, Inc.                          52,000     67,539       0.0%
    Quintain Steel Co., Ltd.                     106,748     32,217       0.0%
#   Radiant Opto-Electronics Corp.               263,144    585,312       0.1%
*   Radium Life Tech Co., Ltd.                   362,056    162,106       0.0%
    Rafael Microelectronics, Inc.                  4,000     27,284       0.0%
    Realtek Semiconductor Corp.                  141,268    531,884       0.1%
    Rechi Precision Co., Ltd.                    173,173    178,125       0.0%
#   Rich Development Co., Ltd.                   365,254    112,797       0.0%
    RichWave Technology Corp.                     21,000     87,564       0.0%
*   Ritek Corp.                                1,055,112    175,430       0.0%
*   Rotam Global Agrosciences, Ltd.               37,830     38,645       0.0%
*   Ruentex Development Co., Ltd.                312,408    320,848       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                               SHARES   VALUE++  OF NET ASSETS**
                                                              --------- -------- ---------------
TAIWAN -- (Continued)
    Ruentex Engineering & Construction Co.                       21,000 $ 27,010       0.0%
    Ruentex Industries, Ltd.                                     81,235  130,125       0.0%
    Run Long Construction Co., Ltd.                              65,242   79,937       0.0%
#   Sagittarius Life Science Corp.                               14,000   32,160       0.0%
    Sampo Corp.                                                 225,000  103,707       0.0%
    San Fang Chemical Industry Co., Ltd.                         87,992  103,004       0.0%
    San Shing Fastech Corp.                                      53,479  107,983       0.0%
    Sanitar Co., Ltd.                                            24,000   31,753       0.0%
    Sanyang Motor Co., Ltd.                                     207,684  150,172       0.0%
#   SCI Pharmtech, Inc.                                          23,000   44,627       0.0%
    Scientech Corp.                                              25,000   63,837       0.0%
    ScinoPharm Taiwan, Ltd.                                      23,621   26,089       0.0%
#   SDI Corp.                                                    73,000  229,191       0.0%
    Sea Sonic Electronics Co., Ltd.                              15,000   14,723       0.0%
    Senao International Co., Ltd.                                29,000   49,797       0.0%
    Senao Networks, Inc.                                         12,000   53,370       0.0%
    Sercomm Corp.                                               124,000  354,886       0.0%
    Sesoda Corp.                                                 78,358   76,154       0.0%
    Shan-Loong Transportation Co., Ltd.                          33,000   35,024       0.0%
    Sharehope Medicine Co., Ltd.                                 14,700   18,330       0.0%
    Sheng Yu Steel Co., Ltd.                                     70,000   77,829       0.0%
    ShenMao Technology, Inc.                                     35,435   31,560       0.0%
    Shih Her Technologies, Inc.                                  20,000   26,202       0.0%
*   Shih Wei Navigation Co., Ltd.                               117,980   34,306       0.0%
    Shihlin Electric & Engineering Corp.                        111,000  152,945       0.0%
    Shin Kong Financial Holding Co., Ltd.                     2,904,235  929,275       0.1%
#   Shin Zu Shing Co., Ltd.                                      60,149  166,786       0.0%
    Shinih Enterprise Co., Ltd.                                  17,000   10,452       0.0%
*   Shining Building Business Co., Ltd.                         214,067   74,197       0.0%
    Shinkong Insurance Co., Ltd.                                108,000   94,523       0.0%
    Shinkong Synthetic Fibers Corp.                             587,191  189,276       0.0%
    Shinkong Textile Co., Ltd.                                   45,800   60,777       0.0%
    Shiny Chemical Industrial Co., Ltd.                          24,112   63,347       0.0%
#   ShunSin Technology Holding, Ltd.                             13,000   61,400       0.0%
#   Shuttle, Inc.                                               200,000   79,961       0.0%
    Sigurd Microelectronics Corp.                               249,559  216,990       0.0%
    Silergy Corp.                                                 9,000  194,389       0.0%
*   Silicon Integrated Systems Corp.                            245,000   74,016       0.0%
    Siliconware Precision Industries Co., Ltd.                  164,800  261,367       0.0%
    Siliconware Precision Industries Co., Ltd. Sponsored ADR     32,444  255,659       0.0%
*   Silitech Technology Corp.                                    56,396   36,669       0.0%
    Simplo Technology Co., Ltd.                                  65,400  376,440       0.0%
    Sinbon Electronics Co., Ltd.                                118,917  340,436       0.0%
    Sincere Navigation Corp.                                    161,350  116,326       0.0%
    Sinher Technology, Inc.                                      18,000   29,740       0.0%
    Sinmag Equipment Corp.                                       20,169  102,291       0.0%
#   Sino-American Electronic Co., Ltd.                           18,634    6,645       0.0%
    Sino-American Silicon Products, Inc.                        240,000  670,161       0.1%
    Sinon Corp.                                                 181,000  106,549       0.0%
    SinoPac Financial Holdings Co., Ltd.                      2,904,767  891,192       0.1%
    Sinphar Pharmaceutical Co., Ltd.                             89,960   65,330       0.0%
    Sinyi Realty, Inc.                                           54,660   63,525       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                      SHARES    VALUE++   OF NET ASSETS**
                                                     --------- ---------- ---------------
TAIWAN -- (Continued)
    Sirtec International Co., Ltd.                      70,000 $  113,504       0.0%
#   Sitronix Technology Corp.                           72,434    205,215       0.0%
    Siward Crystal Technology Co., Ltd.                111,000     72,730       0.0%
    Soft-World International Corp.                      27,000     59,851       0.0%
*   Solar Applied Materials Technology Co.             190,417     90,337       0.0%
*   Solartech Energy Corp.                             173,000     90,425       0.0%
    Solomon Technology Corp.                            71,000     56,197       0.0%
    Solteam Electronics Co., Ltd.                       30,300     40,853       0.0%
    Song Shang Electronics Co., Ltd.                    12,000     10,707       0.0%
    Sonix Technology Co., Ltd.                          67,000     82,388       0.0%
    Southeast Cement Co., Ltd.                         137,000     66,357       0.0%
    Sporton International, Inc.                         28,606    145,161       0.0%
    St Shine Optical Co., Ltd.                          24,000    586,997       0.1%
    Standard Chemical & Pharmaceutical Co., Ltd.        51,000     54,454       0.0%
    Standard Foods Corp.                               120,642    298,866       0.0%
    Stark Technology, Inc.                              31,200     35,325       0.0%
    Sunko INK Co., Ltd.                                 52,000     22,249       0.0%
    Sunny Friend Environmental Technology Co., Ltd.     28,000    177,426       0.0%
#   Sunonwealth Electric Machine Industry Co., Ltd.     99,000    220,790       0.0%
#   Sunplus Technology Co., Ltd.                       300,000    180,886       0.0%
    Sunrex Technology Corp.                             74,306     43,893       0.0%
    Sunspring Metal Corp.                               50,000     64,751       0.0%
    Supreme Electronics Co., Ltd.                      265,608    286,153       0.0%
    Swancor Holding Co., Ltd.                           50,435    126,485       0.0%
    Sweeten Real Estate Development Co., Ltd.           27,615     12,727       0.0%
    Syncmold Enterprise Corp.                           96,000    222,588       0.0%
    Synnex Technology International Corp.              421,967    534,895       0.1%
    Sysage Technology Co., Ltd.                         40,048     38,784       0.0%
*   Sysgration                                         115,000     35,339       0.0%
    Systex Corp.                                        59,000    115,857       0.0%
    T-Mac Techvest PCB Co., Ltd.                        61,000     24,888       0.0%
    T3EX Global Holdings Corp.                          57,000     45,977       0.0%
    TA Chen Stainless Pipe                             358,630    227,259       0.0%
*   Ta Ya Electric Wire & Cable                        268,174     82,659       0.0%
    Ta Yih Industrial Co., Ltd.                         16,000     43,310       0.0%
    TA-I Technology Co., Ltd.                           68,248     55,740       0.0%
    Tah Hsin Industrial Corp.                           45,000     37,673       0.0%
    Tai Tung Communication Co., Ltd.                    58,373     39,431       0.0%
    Taichung Commercial Bank Co., Ltd.               1,087,454    348,331       0.0%
    TaiDoc Technology Corp.                             26,458     76,511       0.0%
    Taiflex Scientific Co., Ltd.                        96,540    155,009       0.0%
*   TaiMed Biologics, Inc.                              16,000    115,978       0.0%
    Taimide Tech, Inc.                                  55,350     78,518       0.0%
    Tainan Enterprises Co., Ltd.                        83,000     64,414       0.0%
    Tainan Spinning Co., Ltd.                          577,568    259,643       0.0%
*   Tainergy Tech Co., Ltd.                            116,000     53,151       0.0%
    Taishin Financial Holding Co., Ltd.              1,882,868    824,348       0.1%
*   Taisun Enterprise Co., Ltd.                         72,670     44,715       0.0%
*   Taita Chemical Co., Ltd.                            63,000     22,363       0.0%
    Taiwan Acceptance Corp.                             76,000    272,259       0.0%
    Taiwan Business Bank                             1,436,733    396,919       0.1%
    Taiwan Cement Corp.                              1,014,375  1,127,480       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE++   OF NET ASSETS**
                                                                --------- ----------- ---------------
TAIWAN -- (Continued)
    Taiwan Chinsan Electronic Industrial Co., Ltd.                 47,000 $    86,826       0.0%
    Taiwan Cogeneration Corp.                                     220,077     172,225       0.0%
    Taiwan Cooperative Financial Holding Co., Ltd.              1,598,351     864,151       0.1%
    Taiwan Fertilizer Co., Ltd.                                   262,000     342,392       0.0%
    Taiwan Fire & Marine Insurance Co., Ltd.                       80,520      53,927       0.0%
    Taiwan FU Hsing Industrial Co., Ltd.                           88,000     111,901       0.0%
*   Taiwan Glass Industry Corp.                                   451,442     233,015       0.0%
    Taiwan High Speed Rail Corp.                                  324,000     258,991       0.0%
    Taiwan Hon Chuan Enterprise Co., Ltd.                         159,455     288,244       0.0%
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.                 71,000      44,977       0.0%
*   Taiwan Land Development Corp.                                 373,217     124,979       0.0%
    Taiwan Line Tek Electronic                                     57,451      66,016       0.0%
*   Taiwan Mask Corp.                                              78,000      48,022       0.0%
    Taiwan Mobile Co., Ltd.                                       268,800     958,331       0.1%
*   Taiwan Navigation Co., Ltd.                                   121,000      62,589       0.0%
    Taiwan Paiho, Ltd.                                             96,068     396,898       0.1%
    Taiwan PCB Techvest Co., Ltd.                                 158,733     173,487       0.0%
*   Taiwan Prosperity Chemical Corp.                               62,000      37,850       0.0%
*   Taiwan Pulp & Paper Corp.                                      51,000      32,230       0.0%
    Taiwan Sakura Corp.                                            73,600      95,262       0.0%
    Taiwan Sanyo Electric Co., Ltd.                                23,800      18,432       0.0%
    Taiwan Secom Co., Ltd.                                         76,795     226,131       0.0%
#   Taiwan Semiconductor Co., Ltd.                                129,000     319,066       0.0%
    Taiwan Semiconductor Manufacturing Co., Ltd.                2,248,214  18,175,235       1.4%
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR    498,924  21,119,453       1.6%
    Taiwan Shin Kong Security Co., Ltd.                           107,150     137,663       0.0%
#   Taiwan Styrene Monomer                                        320,164     216,710       0.0%
    Taiwan Surface Mounting Technology Corp.                      145,845     138,620       0.0%
    Taiwan TEA Corp.                                              362,648     193,035       0.0%
    Taiwan Union Technology Corp.                                 115,000     295,280       0.0%
    Taiyen Biotech Co., Ltd.                                       72,712      67,997       0.0%
#*  Tatung Co., Ltd.                                            1,251,688     577,684       0.1%
    TCI Co., Ltd.                                                  25,863     175,957       0.0%
    Te Chang Construction Co., Ltd.                                17,247      11,477       0.0%
    Teco Electric and Machinery Co., Ltd.                         683,000     637,903       0.1%
    Tehmag Foods Corp.                                              7,700      57,062       0.0%
    Test Research, Inc.                                            34,571      48,145       0.0%
    Test Rite International Co., Ltd.                             130,568      99,170       0.0%
*   Tex-Ray Industrial Co., Ltd.                                   85,000      31,141       0.0%
    Thinking Electronic Industrial Co., Ltd.                       43,000     130,847       0.0%
    Thye Ming Industrial Co., Ltd.                                 74,125      94,786       0.0%
    Ton Yi Industrial Corp.                                       391,300     177,142       0.0%
    Tong Hsing Electronic Industries, Ltd.                         59,009     252,561       0.0%
    Tong Yang Industry Co., Ltd.                                  207,640     433,502       0.1%
    Tong-Tai Machine & Tool Co., Ltd.                             104,711      71,033       0.0%
#   TOPBI International Holdings, Ltd.                             26,000      92,772       0.0%
#   Topco Scientific Co., Ltd.                                     50,409     127,069       0.0%
    Topco Technologies Corp.                                       17,000      38,163       0.0%
    Topkey Corp.                                                    7,000      22,428       0.0%
    Topoint Technology Co., Ltd.                                   81,540      58,151       0.0%
    Toung Loong Textile Manufacturing                              36,000      94,458       0.0%
*   TPK Holding Co., Ltd.                                         168,000     554,983       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                 --------- ---------- ---------------
TAIWAN -- (Continued)
    Transcend Information, Inc.                     47,890 $  136,040       0.0%
    Tripod Technology Corp.                        185,170    681,947       0.1%
    TrueLight Corp.                                 44,700     50,424       0.0%
    Tsang Yow Industrial Co., Ltd.                  29,000     42,866       0.0%
    Tsann Kuen Enterprise Co., Ltd.                 46,000     35,537       0.0%
    TSC Auto ID Technology Co., Ltd.                13,700    100,199       0.0%
*   TSEC Corp.                                     130,000     49,616       0.0%
#   TSRC Corp.                                     241,452    276,806       0.0%
    Ttet Union Corp.                                19,000     56,701       0.0%
    TTFB Co., Ltd.                                   5,000     37,082       0.0%
    TTY Biopharm Co., Ltd.                          79,000    243,907       0.0%
    Tung Ho Steel Enterprise Corp.                 407,654    327,916       0.0%
    Tung Thih Electronic Co., Ltd.                  37,073    240,765       0.0%
    TURVO International Co., Ltd.                   29,250    117,001       0.0%
    TXC Corp.                                      141,204    188,827       0.0%
    TYC Brother Industrial Co., Ltd.               135,091    154,593       0.0%
*   Tycoons Group Enterprise                       221,000     44,478       0.0%
    Tyntek Corp.                                   179,922     83,019       0.0%
    U-Ming Marine Transport Corp.                  124,000    147,153       0.0%
    UDE Corp.                                       37,000     73,881       0.0%
    Ultra Chip, Inc.                                27,000     37,579       0.0%
    Uni-President Enterprises Corp.              1,532,577  3,202,172       0.3%
    Unimicron Technology Corp.                     786,312    448,752       0.1%
    Union Bank Of Taiwan                           689,484    205,779       0.0%
*   Union Insurance Co., Ltd.                       39,397     22,153       0.0%
    Unitech Computer Co., Ltd.                      38,000     25,084       0.0%
*   Unitech Printed Circuit Board Corp.            290,979    137,587       0.0%
    United Integrated Services Co., Ltd.           108,000    193,483       0.0%
#   United Microelectronics Corp.                6,083,081  3,139,509       0.3%
    United Microelectronics Corp. Sponsored ADR    146,700    381,420       0.0%
    United Orthopedic Corp.                         15,141     34,301       0.0%
    United Radiant Technology                       48,000     24,994       0.0%
    Unity Opto Technology Co., Ltd.                173,593     68,538       0.0%
    Universal Cement Corp.                         237,972    184,275       0.0%
    Universal Microwave Technology, Inc.            12,000     30,971       0.0%
    Unizyx Holding Corp.                           190,118     90,847       0.0%
    UPC Technology Corp.                           394,069    219,042       0.0%
    USI Corp.                                      475,659    235,124       0.0%
    Usun Technology Co., Ltd.                       22,000     39,099       0.0%
*   Utechzone Co., Ltd.                             41,000     71,388       0.0%
#   Vanguard International Semiconductor Corp.     330,000    626,666       0.1%
    Ve Wong Corp.                                   34,000     28,122       0.0%
*   Via Technologies, Inc.                          88,000     31,850       0.0%
    Victory New Materials, Ltd. Co.                 49,500     77,495       0.0%
#   Visual Photonics Epitaxy Co., Ltd.              95,757    213,064       0.0%
    Voltronic Power Technology Corp.                14,150    266,640       0.0%
*   Wafer Works Corp.                               99,807    124,780       0.0%
    Waffer Technology Co., Ltd.                     34,000     20,150       0.0%
*   Wah Hong Industrial Corp.                       19,694     14,008       0.0%
    Wah Lee Industrial Corp.                       103,000    180,726       0.0%
    Walsin Lihwa Corp.                           1,227,000    627,159       0.1%
    Walsin Technology Corp.                        200,345    517,345       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                       SHARES     VALUE++    OF NET ASSETS**
                                                      --------- ------------ ---------------
TAIWAN -- (Continued)
    Walton Advanced Engineering, Inc.                   178,000 $     94,613       0.0%
    WAN HWA Enterprise Co.                               12,495        5,470       0.0%
    Waterland Financial Holdings Co., Ltd.              952,496      289,008       0.0%
*   Wei Chuan Foods Corp.                                95,000       63,620       0.0%
    Weikeng Industrial Co., Ltd.                        153,461       91,099       0.0%
    Well Shin Technology Co., Ltd.                       40,160       83,253       0.0%
    Win Semiconductors Corp.                            140,141    1,148,128       0.1%
    Winbond Electronics Corp.                           822,000      712,804       0.1%
    Winmate, Inc.                                        12,000       23,278       0.0%
*   Wintek Corp.                                        461,871        5,254       0.0%
    Wisdom Marine Lines Co., Ltd.                       180,166      161,380       0.0%
    Wisechip Semiconductor, Inc.                          9,000       35,390       0.0%
#   Wistron Corp.                                     1,105,809      923,661       0.1%
    Wistron NeWeb Corp.                                 155,983      447,939       0.1%
    Wowprime Corp.                                       38,000      190,982       0.0%
    WPG Holdings, Ltd.                                  558,847      765,600       0.1%
    WT Microelectronics Co., Ltd.                       229,982      363,741       0.0%
    WUS Printed Circuit Co., Ltd.                       129,200       81,236       0.0%
    XAC Automation Corp.                                 49,000       79,912       0.0%
    Xxentria Technology Materials Corp.                  51,211      108,712       0.0%
#   Yageo Corp.                                         127,352    1,011,623       0.1%
    YC Co., Ltd.                                        209,042       95,316       0.0%
    YC INOX Co., Ltd.                                   155,600      132,933       0.0%
    YCC Parts Manufacturing Co., Ltd.                     7,000        9,870       0.0%
    YeaShin International Development Co., Ltd.          54,000       29,006       0.0%
    Yeong Guan Energy Technology Group Co., Ltd.         43,212       99,780       0.0%
#   YFC-Boneagle Electric Co., Ltd.                      45,000       82,273       0.0%
*   YFY, Inc.                                           716,891      280,598       0.0%
    Yi Jinn Industrial Co., Ltd.                        116,100       48,126       0.0%
#   Yieh Phui Enterprise Co., Ltd.                      535,590      204,428       0.0%
    Yonyu Plastics Co., Ltd.                             35,000       37,728       0.0%
*   Young Fast Optoelectronics Co., Ltd.                 50,298       28,876       0.0%
*   Young Optics, Inc.                                   18,000       39,247       0.0%
#   Youngtek Electronics Corp.                           57,257      106,923       0.0%
    Yuanta Financial Holding Co., Ltd.                1,962,167      872,650       0.1%
    Yuanta Futures Co., Ltd.                             10,000       13,727       0.0%
    Yulon Motor Co., Ltd.                               355,783      297,511       0.0%
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.     25,362       66,889       0.0%
    YungShin Global Holding Corp.                        63,000       83,758       0.0%
    Yungtay Engineering Co., Ltd.                       140,000      278,477       0.0%
    Zeng Hsing Industrial Co., Ltd.                      37,837      158,172       0.0%
    Zenitron Corp.                                      104,000       64,489       0.0%
#   Zhen Ding Technology Holding, Ltd.                  215,000      539,508       0.1%
    Zig Sheng Industrial Co., Ltd.                      205,231       82,765       0.0%
    Zinwell Corp.                                       141,010      142,086       0.0%
    Zippy Technology Corp.                               70,000       84,284       0.0%
    ZongTai Real Estate Development Co., Ltd.            83,495       51,284       0.0%
                                                                ------------      ----
TOTAL TAIWAN                                                     231,691,763      17.0%
                                                                ------------      ----
THAILAND -- (2.9%)
    AAPICO Hitech PCL                                    84,120       93,059       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                                     SHARES    VALUE++   OF NET ASSETS**
                                                                    --------- ---------- ---------------
THAILAND -- (Continued)
    Advanced Info Service PCL                                         209,500 $1,226,603       0.1%
    Advanced Information Technology PCL Class F                        28,400     23,937       0.0%
    Airports of Thailand PCL                                          841,400  1,507,023       0.1%
    AJ Plast PCL                                                       60,300     25,231       0.0%
    Amata Corp. PCL                                                   103,700     67,115       0.0%
    Ananda Development PCL                                            306,700     54,933       0.0%
    AP Thailand PCL                                                   564,502    151,236       0.0%
    Asia Aviation PCL                                                 638,200    122,952       0.0%
    Asia Plus Group Holdings PCL                                      441,100     54,706       0.0%
    Asian Insulators PCL                                              955,920      7,231       0.0%
    Bangchak Corp. PCL                                                815,200  1,024,521       0.1%
    Bangkok Airways PCL                                               200,200    110,887       0.0%
    Bangkok Aviation Fuel Services PCL                                110,350    161,107       0.0%
    Bangkok Bank PCL(6368360)                                          18,800    109,223       0.0%
    Bangkok Bank PCL(6077019)                                           9,800     59,296       0.0%
    Bangkok Expressway & Metro PCL                                  1,572,735    369,275       0.1%
    Bangkok Insurance PCL                                               3,580     38,904       0.0%
    Bangkok Land PCL                                                3,112,000    173,305       0.0%
    Bangkok Life Assurance PCL                                         69,740     77,676       0.0%
    Bangkok Ranch PCL                                                 159,900     38,988       0.0%
    Banpu PCL(6368348)                                                 31,500     16,594       0.0%
    Banpu PCL(BJFHBT4)                                                585,500    308,436       0.1%
    Beauty Community PCL                                              491,100    264,620       0.0%
    BEC World PCL                                                     352,300    184,528       0.0%
    Berli Jucker PCL                                                  145,500    234,324       0.0%
    Better World Green PCL                                            361,900     19,174       0.0%
    Big Camera Corp. PCL                                              507,800     55,335       0.0%
    BJC Heavy Industries PCL Class F                                  137,000     14,599       0.0%
    BTS Group Holdings PCL                                            128,200     32,803       0.0%
    Cal-Comp Electronics Thailand PCL Class F                       1,098,044    115,027       0.0%
    Carabao Group PCL Class F                                          61,400    194,994       0.0%
    Central Pattana PCL                                               316,400    757,188       0.1%
    Central Plaza Hotel PCL                                           239,600    329,973       0.1%
    CH Karnchang PCL                                                   53,372     43,780       0.0%
    Charoen Pokphand Foods PCL                                        791,993    619,862       0.1%
    Charoong Thai Wire & Cable PCL Class F                             88,000     26,755       0.0%
    Christiani & Nielsen Thai Class F                                  91,300     10,389       0.0%
    CK Power PCL                                                      785,600    102,634       0.0%
    Com7 PCL Class F                                                  159,800     74,561       0.0%
*   Country Group Development PCL                                   1,768,300     67,602       0.0%
    Country Group Holdings PCL Class F                                407,500     18,277       0.0%
    CP ALL PCL                                                        693,500  1,461,318       0.1%
    CS Loxinfo PCL                                                     30,600      7,093       0.0%
    Delta Electronics Thailand PCL                                    108,200    280,108       0.0%
*   Demco PCL                                                          84,400     16,006       0.0%
    Dhipaya Insurance PCL                                              82,100    122,952       0.0%
    Diamond Building Products PCL                                      29,000      5,020       0.0%
    Dynasty Ceramic PCL                                             1,193,500    145,864       0.0%
    Eastern Polymer Group PCL Class F                                 119,900     41,507       0.0%
    Eastern Water Resources Development and Management PCL Class F    271,000    100,340       0.0%
    Electricity Generating PCL                                         44,100    305,328       0.0%
    Energy Absolute PCL                                               392,100    510,485       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                              SHARES    VALUE++   OF NET ASSETS**
                                             --------- ---------- ---------------
THAILAND -- (Continued)
    Energy Earth PCL                           672,000 $   22,151       0.0%
    Erawan Group PCL (The)                     554,700    119,389       0.0%
*   Esso Thailand PCL                          627,000    288,775       0.0%
    Forth Corp. PCL                             74,800     16,775       0.0%
    Forth Smart Service PCL                     99,600     62,962       0.0%
    GFPT PCL                                   133,800     74,512       0.0%
    Global Power Synergy PCL Class F           111,000    203,823       0.0%
    Glow Energy PCL                            125,500    340,006       0.1%
    Golden Land Property Development PCL       348,200    100,624       0.0%
    Grand Canal Land PCL                       774,800     47,580       0.0%
    Hana Microelectronics PCL                   71,201    104,487       0.0%
    Home Product Center PCL                  1,356,527    522,683       0.1%
    ICC International PCL                       27,800     31,591       0.0%
*   Ichitan Group PCL                          118,800     30,219       0.0%
    Indorama Ventures PCL                      402,300    557,068       0.1%
*   Inter Far East Energy Corp. Class F        177,400      6,208       0.0%
    Interlink Communication PCL                 33,400     16,187       0.0%
    Intouch Holdings PCL                        78,700    137,405       0.0%
    Intouch Holdings PCL Class F                25,800     45,045       0.0%
    IRPC PCL                                 1,256,000    243,865       0.0%
    Italian-Thai Development PCL               814,566     99,553       0.0%
    Jasmine International PCL                  709,700    162,364       0.0%
    Jaymart PCL                                241,290    127,836       0.0%
    Kang Yong Electric PCL                       2,500     35,671       0.0%
    Karmarts PCL                               184,100     46,274       0.0%
    Kasikornbank PCL(6364766)                  227,200  1,504,636       0.1%
    Kasikornbank PCL(6888794)                    5,300     36,376       0.0%
    KCE Electronics PCL                         86,300    259,783       0.0%
    KGI Securities Thailand PCL                632,600     85,312       0.0%
    Khon Kaen Sugar Industry PCL               777,704    105,348       0.0%
    Kiatnakin Bank PCL                          84,200    191,997       0.0%
    Krung Thai Bank PCL                        462,950    253,633       0.0%
    Krungthai Card PCL                          52,100    215,646       0.0%
    Land & Houses PCL                          736,920    241,795       0.0%
    Lanna Resources PCL                         96,200     41,700       0.0%
    LH Financial Group PCL                   2,596,900    137,584       0.0%
    Loxley PCL                                 552,270     53,199       0.0%
    LPN Development PCL                        102,900     40,578       0.0%
    Major Cineplex Group PCL                   196,700    192,437       0.0%
    Malee Group PCL                             86,600    113,399       0.0%
    Maybank Kim Eng Securities Thailand PCL     40,700     27,076       0.0%
    MBK PCL                                    251,000    177,559       0.0%
    MC Group PCL                               123,600     58,414       0.0%
*   MCOT PCL                                   120,300     44,542       0.0%
    MCS Steel PCL                              132,700     65,511       0.0%
    Mega Lifesciences PCL                       59,300     74,973       0.0%
    Minor International PCL                    295,544    384,777       0.1%
    MK Restaurants Group PCL                    67,600    154,145       0.0%
    Modernform Group PCL                        18,700      2,815       0.0%
    Mono Technology PCL Class F                218,400     28,796       0.0%
    Muangthai Leasing PCL Class F              175,200    207,002       0.0%
    Namyong Terminal PCL                       130,200     24,692       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                            --------- ---------- ---------------
THAILAND -- (Continued)
*   Nation Multimedia Group PCL                               753,500 $   13,836       0.0%
    PCS Machine Group Holding PCL                              57,600     11,530       0.0%
    Platinum Group PCL (The) Class F                          146,700     39,744       0.0%
    Polyplex Thailand PCL                                     144,500     60,897       0.0%
*   Precious Shipping PCL                                     231,150     74,452       0.0%
    Premier Marketing PCL                                     235,100    103,325       0.0%
    Property Perfect PCL                                    1,875,500     52,505       0.0%
    Pruksa Holding PCL                                        350,300    266,258       0.0%
    PTG Energy PCL                                            312,500    225,768       0.0%
    PTT Exploration & Production PCL                          478,686  1,242,826       0.1%
    PTT Global Chemical PCL                                   296,256    713,440       0.1%
    PTT PCL(6420390)                                          366,900  4,638,712       0.4%
    PTT PCL(6420408)                                           28,700    362,854       0.1%
    Quality Houses PCL                                      1,792,813    158,666       0.0%
    Raimon Land PCL                                         1,142,800     38,873       0.0%
    Ratchaburi Electricity Generating Holding PCL(6294249)     78,700    132,075       0.0%
    Ratchaburi Electricity Generating Holding PCL(6362771)     63,600    106,734       0.0%
    Ratchthani Leasing PCL                                    268,700     77,245       0.0%
*   Regional Container Lines PCL                              247,200     62,135       0.0%
    Robinson PCL                                               55,500    124,048       0.0%
    Rojana Industrial Park PCL                                469,632     85,529       0.0%
*   RS PCL                                                    248,200    165,865       0.0%
*   Sahaviriya Steel Industries PCL                         5,877,500      1,663       0.0%
    Samart Corp. PCL                                          276,800    106,654       0.0%
*   Samart Digital Public Co., Ltd.                         1,001,300     19,592       0.0%
    Samart Telcoms PCL                                        219,900    101,278       0.0%
    Sansiri PCL                                             3,567,433    257,731       0.0%
    Sappe PCL                                                  21,700     21,556       0.0%
    SC Asset Corp PCL                                       1,048,696    107,332       0.0%
    Scan Inter PCL Class F                                    182,200     32,085       0.0%
    Siam Cement PCL (The)(6609906)                              3,700     54,576       0.0%
    Siam Cement PCL (The)(6609928)                             72,450  1,068,648       0.1%
    Siam City Cement PCL                                       13,043    109,542       0.0%
    Siam Commercial Bank PCL (The)                             98,100    432,620       0.1%
    Siam Future Development PCL                               390,750     85,278       0.0%
    Siam Global House PCL                                     280,905    154,743       0.0%
    Siamgas & Petrochemicals PCL                              443,900    300,655       0.0%
*   Singha Estate PCL                                         634,600     74,119       0.0%
    Sino-Thai Engineering & Construction PCL                   79,442     59,306       0.0%
    SNC Former PCL                                             42,000     18,079       0.0%
    Somboon Advance Technology PCL                            131,150     80,932       0.0%
    SPCG PCL                                                  254,100    191,225       0.0%
    Sri Ayudhya Capital PCL                                    20,800     18,940       0.0%
    Sri Trang Agro-Industry PCL                               346,800    132,582       0.0%
    Sriracha Construction PCL                                  60,500     39,156       0.0%
    Srisawad Corp. PCL                                        119,200    249,380       0.0%
    Srithai Superware PCL                                     898,400     47,056       0.0%
    Star Petroleum Refining PCL                               502,800    263,357       0.0%
*   Stars Microelectronics Thailand PCL                        97,600     10,812       0.0%
    STP & I PCL                                               390,680     78,795       0.0%
    Supalai PCL                                               260,200    192,683       0.0%
*   Superblock PCL                                          1,170,300     44,036       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                              SHARES     VALUE++   OF NET ASSETS**
                                             --------- ----------- ---------------
THAILAND -- (Continued)
    Susco PCL                                   46,500 $     5,739       0.0%
    SVI PCL                                    571,785      89,503       0.0%
*   Symphony Communication PCL                  15,816       5,666       0.0%
    Syntec Construction PCL                    225,700      41,784       0.0%
    Taokaenoi Food & Marketing PCL             253,100     196,187       0.0%
    Tapaco PCL                                  27,800      17,323       0.0%
*   Tata Steel Thailand PCL                  1,594,700      48,004       0.0%
    Thai Agro Energy PCL Class F                13,440       1,125       0.0%
*   Thai Airways International PCL             483,500     270,713       0.0%
    Thai Central Chemical PCL                   23,300      36,121       0.0%
    Thai Metal Trade PCL                        94,800      46,515       0.0%
    Thai Oil PCL                               312,800     960,433       0.1%
    Thai Reinsurance PCL                       582,700      33,503       0.0%
    Thai Solar Energy PCL Class F               75,000      11,966       0.0%
    Thai Stanley Electric PCL Class F           11,300      76,535       0.0%
    Thai Union Group PCL Class F               419,432     231,054       0.0%
    Thai Vegetable Oil PCL                     217,500     181,686       0.0%
    Thai Wah PCL Class F                       121,000      34,785       0.0%
    Thai-German Ceramic Industry PCL           208,400      14,805       0.0%
    Thaicom PCL                                263,300     109,378       0.0%
    Thaifoods Group PCL Class F                450,500      82,045       0.0%
    Thanachart Capital PCL                     301,000     496,079       0.1%
    Thitikorn PCL                               50,500      26,451       0.0%
    Thoresen Thai Agencies PCL                 353,256     103,148       0.0%
    TICON Industrial Connection PCL Class F    206,004     103,560       0.0%
    Tipco Asphalt PCL                          324,200     218,606       0.0%
    TIPCO Foods PCL                             24,200      12,020       0.0%
    Tisco Financial Group PCL                   85,000     224,526       0.0%
    TMB Bank PCL                             4,970,400     386,021       0.1%
*   Total Access Communication PCL             324,200     519,676       0.1%
    TPI Polene PCL                           3,374,400     227,533       0.0%
    TRC Construction PCL                       460,400      15,522       0.0%
*   True Corp. PCL                           3,270,820     605,525       0.1%
    TTCL PCL(B5ML0D8)                           25,329      15,707       0.0%
    TTCL PCL(BWY4Y10)                           34,610      21,462       0.0%
    TTW PCL                                    634,500     208,189       0.0%
    Union Mosaic Industry PCL (The) Class F     67,500       5,080       0.0%
    Unique Engineering & Construction PCL      249,050     132,697       0.0%
    Univanich Palm Oil PCL                      37,000       9,356       0.0%
    Univentures PCL                            443,000     165,358       0.0%
    Vanachai Group PCL                         359,520     129,869       0.0%
    VGI Global Media PCL                     1,265,400     234,263       0.0%
    Vinythai PCL                               247,200     154,035       0.0%
    WHA Corp. PCL                              866,300     100,138       0.0%
    Workpoint Entertainment PCL                 66,760     196,944       0.0%
                                                       -----------       ---
TOTAL THAILAND                                          40,069,825       2.9%
                                                       -----------       ---
TURKEY -- (1.4%)
    Adana Cimento Sanayii TAS Class A           40,598      68,622       0.0%
#*  Afyon Cimento Sanayi TAS                    15,717      33,717       0.0%
    Akbank Turk A.S.                           258,273     683,229       0.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                                                SHARES   VALUE++   OF NET ASSETS**
                                                                                ------- ---------- ---------------
TURKEY -- (Continued)
    Akcansa Cimento A.S.                                                         34,294 $  102,739       0.0%
#*  Akenerji Elektrik Uretim A.S.                                               134,047     32,589       0.0%
    Aksa Akrilik Kimya Sanayii A.S.                                              66,896    235,721       0.0%
*   Aksa Enerji Uretim A.S.                                                      32,922     29,827       0.0%
*   Aksigorta A.S.                                                               59,107     48,818       0.0%
#   Alarko Holding A.S.                                                          67,886    133,676       0.0%
    Alkim Alkali Kimya A.S.                                                       7,780     50,471       0.0%
    Anadolu Anonim Turk Sigorta Sirketi                                         121,131     91,402       0.0%
#   Anadolu Cam Sanayii A.S.                                                    138,522     87,417       0.0%
#   Anadolu Hayat Emeklilik A.S.                                                 43,484     77,405       0.0%
    Arcelik A.S.                                                                 98,374    538,258       0.1%
    Aygaz A.S.                                                                   22,165     94,239       0.0%
#*  Bagfas Bandirma Gubre Fabrikalari A.S.                                       20,348     56,293       0.0%
*   Baticim Bati Anadolu Cimento Sanayii A.S.                                    18,986     41,703       0.0%
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.                           66,474     79,089       0.0%
    BIM Birlesik Magazalar A.S.                                                  59,149  1,207,095       0.1%
#   Bolu Cimento Sanayii A.S.                                                    50,000     77,274       0.0%
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                               38,929    115,406       0.0%
*   Boyner Perakende Ve Tekstil Yatirimlari A.S.                                  8,225     18,366       0.0%
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.                             35,621     69,570       0.0%
    Bursa Cimento Fabrikasi A.S.                                                 21,492     31,259       0.0%
    Celebi Hava Servisi A.S.                                                      1,714     15,817       0.0%
    Cimsa Cimento Sanayi VE Ticaret A.S.                                         36,631    138,495       0.0%
    Coca-Cola Icecek A.S.                                                        31,548    321,598       0.0%
#*  Dogan Sirketler Grubu Holding A.S.                                          634,356    154,242       0.0%
*   Dogus Otomotiv Servis ve Ticaret A.S.                                        15,192     33,610       0.0%
    Eczacibasi Yatirim Holding Ortakligi A.S.                                    14,833     44,786       0.0%
    EGE Endustri VE Ticaret A.S.                                                  1,284    100,501       0.0%
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.  130,141    158,535       0.0%
    Enka Insaat ve Sanayi A.S.                                                   85,780    130,244       0.0%
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S.                                    759     15,190       0.0%
    Eregli Demir ve Celik Fabrikalari TAS                                       373,272    877,239       0.1%
#*  Fenerbahce Futbol A.S.                                                        8,101     73,816       0.0%
    Ford Otomotiv Sanayi A.S.                                                    25,419    359,112       0.0%
#*  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.                          34,008     74,512       0.0%
*   Global Yatirim Holding A.S.                                                 108,773     93,930       0.0%
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.                          1,802     34,826       0.0%
    Goodyear Lastikleri TAS                                                      85,546     97,913       0.0%
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.                               39,547     40,205       0.0%
#*  GSD Holding A.S.                                                            225,737     46,509       0.0%
*   Gubre Fabrikalari TAS                                                        17,211     21,459       0.0%
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret A.S.              14,773     43,756       0.0%
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S .                       37,047     59,565       0.0%
*   Is Finansal Kiralama A.S.                                                    64,437     27,043       0.0%
#*  Izmir Demir Celik Sanayi A.S.                                                75,146     65,499       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A                 147,030     97,873       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B                  57,973     45,635       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D                 515,436    329,744       0.0%
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.                                      96,991     53,308       0.0%
    Kartonsan Karton Sanayi ve Ticaret A.S.                                         381     28,423       0.0%
    KOC Holding A.S.                                                            140,956    631,182       0.1%
    Konya Cimento Sanayii A.S.                                                      353     24,580       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                  PERCENTAGE
                                                                         SHARES     VALUE++     OF NET ASSETS**
                                                                         ------- -------------- ---------------
TURKEY -- (Continued)
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret A.S.   18,727 $       35,897       0.0%
#*  Koza Altin Isletmeleri A.S.                                           30,583        265,689       0.0%
    Mardin Cimento Sanayii ve Ticaret A.S.                                16,218         18,875       0.0%
#*  Metro Ticari ve Mali Yatirimlar Holding A.S.                         114,827         30,334       0.0%
*   Migros Ticaret A.S.                                                   24,636        169,753       0.0%
*   Netas Telekomunikasyon A.S.                                           27,362        121,048       0.0%
    Nuh Cimento Sanayi A.S.                                               29,066         75,158       0.0%
*   Pegasus Hava Tasimaciligi A.S.                                        13,626        107,839       0.0%
    Petkim Petrokimya Holding A.S.                                       341,334        598,478       0.1%
    Pinar Entegre Et ve Un Sanayi A.S.                                     5,800         14,928       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                                       4,613         16,363       0.0%
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.                   74,676         57,764       0.0%
#*  Sekerbank TAS                                                        198,799         80,372       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                             63,489         61,620       0.0%
    Soda Sanayii A.S.                                                    141,782        196,288       0.0%
    Tat Gida Sanayi A.S.                                                  22,155         32,632       0.0%
    TAV Havalimanlari Holding A.S.                                        84,474        421,156       0.1%
    Tekfen Holding A.S.                                                   44,091        149,162       0.0%
    Tofas Turk Otomobil Fabrikasi A.S.                                    49,304        402,176       0.0%
    Trakya Cam Sanayii A.S.                                              216,859        235,335       0.0%
#*  Tumosan Motor ve Traktor Sanayi A.S.                                  15,308         29,970       0.0%
    Tupras Turkiye Petrol Rafinerileri A.S.                               46,549      1,677,136       0.1%
*   Turcas Petrol A.S.                                                    85,228         62,823       0.0%
*   Turk Telekomunikasyon A.S.                                           101,612        173,165       0.0%
    Turk Traktor ve Ziraat Makineleri A.S.                                 8,283        165,506       0.0%
    Turkcell Iletisim Hizmetleri A.S.                                    192,612        721,764       0.1%
#   Turkcell Iletisim Hizmetleri A.S. ADR                                 24,748        232,384       0.0%
    Turkiye Garanti Bankasi A.S.                                         516,854      1,423,985       0.1%
    Turkiye Halk Bankasi A.S.                                            218,122        637,194       0.1%
    Turkiye Is Bankasi Class C                                           544,519      1,027,711       0.1%
    Turkiye Sinai Kalkinma Bankasi A.S.                                  610,352        220,531       0.0%
    Turkiye Sise ve Cam Fabrikalari A.S.                                 417,502        490,549       0.1%
    Turkiye Vakiflar Bankasi TAO Class D                                 389,774        651,980       0.1%
    Ulker Biskuvi Sanayi A.S.                                             63,906        341,265       0.0%
*   Vestel Elektronik Sanayi ve Ticaret A.S.                              51,055        133,147       0.0%
*   Yapi ve Kredi Bankasi A.S.                                           173,524        211,048       0.0%
#*  Zorlu Enerji Elektrik Uretim A.S.                                    287,337        123,833       0.0%
                                                                                 --------------      ----
TOTAL TURKEY                                                                         19,658,190       1.4%
                                                                                 --------------      ----
TOTAL COMMON STOCKS                                                               1,325,487,694      97.3%
                                                                                 --------------      ----
PREFERRED STOCKS -- (2.4%)

BRAZIL -- (2.3%)
    AES Tiete Energia SA                                                     486            389       0.0%
    Alpargatas SA                                                         61,008        322,633       0.0%
    Banco ABC Brasil SA                                                   44,404        243,650       0.0%
    Banco Bradesco SA                                                    536,595      5,688,599       0.4%
    Banco Bradesco SA ADR                                                145,519      1,538,136       0.1%
    Banco do Estado do Rio Grande do Sul SA Class B                       96,219        448,255       0.0%
*   Banco Pan SA                                                          92,332         55,885       0.0%
*   Banco Pine SA                                                          6,310          6,250       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                             ------- ----------- ---------------
BRAZIL -- (Continued)
    Centrais Eletricas Brasileiras SA Class B                 38,700 $   299,776       0.0%
*   Centrais Eletricas Santa Catarina                          6,450      39,868       0.0%
*   Cia Brasileira de Distribuicao                            49,214   1,146,366       0.1%
    Cia de Gas de Sao Paulo - COMGAS Class A                  16,353     251,946       0.0%
    Cia de Saneamento do Parana                              116,700     387,062       0.0%
    Cia de Transmissao de Energia Eletrica Paulista           21,835     443,869       0.0%
    Cia Energetica de Minas Gerais                           333,103     787,113       0.1%
    Cia Energetica de Sao Paulo Class B                       78,200     310,763       0.0%
    Cia Energetica do Ceara Class A                            6,282     100,952       0.0%
    Cia Ferro Ligas da Bahia - FERBASA                        24,100     124,504       0.0%
    Cia Paranaense de Energia                                 48,868     373,311       0.0%
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA    47,095     212,203       0.0%
    Eucatex SA Industria e Comercio                            6,800       7,670       0.0%
    Grazziotin SA                                              1,600      14,370       0.0%
    Itau Unibanco Holding SA                                 911,067  11,711,053       0.9%
    Lojas Americanas SA                                      106,735     573,595       0.1%
    Marcopolo SA                                             195,706     237,506       0.0%
*   Petroleo Brasileiro SA                                   187,751     962,487       0.1%
*   Petroleo Brasileiro SA Sponsored ADR                     176,992   1,814,168       0.2%
    Randon SA Implementos e Participacoes                    106,526     226,970       0.0%
    Suzano Papel e Celulose SA Class A                       167,008   1,037,897       0.1%
    Telefonica Brasil SA                                      74,769   1,154,231       0.1%
    Unipar Carbocloro SA Class B                              21,000      84,223       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A           274,260     738,615       0.1%
                                                                     -----------       ---
TOTAL BRAZIL                                                          31,344,315       2.3%
                                                                     -----------       ---
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                              63,147     173,105       0.0%
    Embotelladora Andina SA Class B                           65,586     331,344       0.1%
                                                                     -----------       ---
TOTAL CHILE                                                              504,449       0.1%
                                                                     -----------       ---
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                      250,257     219,650       0.0%
    Banco Davivienda SA                                       41,190     405,936       0.1%
    Bancolombia SA                                            16,100     153,482       0.0%
    Grupo Argos SA                                             9,350      56,554       0.0%
    Grupo Aval Acciones y Valores SA                         537,790     223,633       0.0%
    Grupo de Inversiones Suramericana SA                      15,103     186,476       0.0%
                                                                     -----------       ---
TOTAL COLOMBIA                                                         1,245,731       0.1%
                                                                     -----------       ---
INDIA -- (0.0%)
    UPL, Ltd., 5.000%                                         41,430       9,594       0.0%
                                                                     -----------       ---
TOTAL PREFERRED STOCKS                                                33,104,089       2.5%
                                                                     -----------       ---
RIGHTS/WARRANTS -- (0.0%)

BRAZIL -- (0.0%)
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JBC0)   52,922      18,766       0.0%
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JB86)    5,148       1,511       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                           SHARES   VALUE++ OF NET ASSETS**
                                                                          --------- ------- ---------------
BRAZIL -- (Continued)
*   Helbor Empreendimentos SA Rights 11/16/17                                43,175 $   660       0.0%
                                                                                    -------       ---
TOTAL BRAZIL                                                                         20,937       0.0%
                                                                                    -------       ---
CHILE -- (0.0%)
*   Cia Sud Americana de Vapores SA Rights 11/08/17                       1,339,914  12,421       0.0%
                                                                                    -------       ---
HONG KONG -- (0.0%)
*   Shougang Concord International Enterprises Co., Ltd. Rights 11/08/17  1,338,000     686       0.0%
                                                                                    -------       ---
INDIA -- (0.0%)
*   HCL Infosystems, Ltd. Rights 10/31/17                                    28,281     350       0.0%
*   Karur Vysya Bank, Ltd. (The) Rights 11/10/17                             27,670  21,744       0.0%
                                                                                    -------       ---
TOTAL INDIA                                                                          22,094       0.0%
                                                                                    -------       ---
MALAYSIA -- (0.0%)
*   Sunway Bhd Warrants 10/03/24                                             36,813   5,565       0.0%
                                                                                    -------       ---
POLAND -- (0.0%)
*   Hawe SA Rights 09/30/15                                                  30,550      --       0.0%
                                                                                    -------       ---
SOUTH KOREA -- (0.0%)
*   Hanwha Non Life Insurance Co., Ltd Rights 11/02/17                        6,429   5,452       0.0%
*   Harim Co., Ltd. Rights 12/05/17                                          10,740   9,778       0.0%
*   Hyundai Construction Equipment Co., Ltd. Rights 11/14/17                    126  11,190       0.0%
*   Iones Co., Ltd. Rights 12/05/17                                             865   2,007       0.0%
*   Sunjin Co., Ltd. Rights 11/09/17                                          1,795   5,528       0.0%
                                                                                    -------       ---
TOTAL SOUTH KOREA                                                                    33,955       0.0%
                                                                                    -------       ---
TAIWAN -- (0.0%)
*   CTBC Financial Holding Co., Ltd. Rights 12/15/17                         42,549      --       0.0%
*   Materials Analysis Technology, Inc. Rights 11/12/17                       2,161     373       0.0%
*   Ta Chen Stainless PIpe Co. Rights 12/11/17                               28,281   1,031       0.0%
*   TSEC Corp. Rights 11/15/17                                               12,182     404       0.0%
*   Winbond Electronics Corp. Rights 12/11/17                                73,475   9,988       0.0%
                                                                                    -------       ---
TOTAL TAIWAN                                                                         11,796       0.0%
                                                                                    -------       ---
THAILAND -- (0.0%)
*   SIM Rights 11/03/17                                                   1,001,300   4,521       0.0%
*   Supalai PCL Warrants 10/19/17                                            88,025  54,585       0.0%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

*    Superblock PCL 08/31/20                      234,060          2,889   0.0%
                                                          -------------- -----
TOTAL THAILAND                                                    61,995   0.0%
                                                          -------------- -----
TOTAL RIGHTS/WARRANTS                                            169,449   0.0%
                                                          -------------- -----
TOTAL INVESTMENT SECURITIES                                1,358,761,232
                                                          --------------

                                                              VALUE+
                                                          --------------
SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@ DFA Short Term Investment Fund             3,681,211     42,595,288   3.1%
                                                          -------------- -----
TOTAL INVESTMENTS -- (100.0%) (Cost $1,064,949,695)       $1,401,356,520 102.9%
                                                          ============== =====

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Brazil                      $ 75,074,014             --   --    $   75,074,014
   Chile                          8,667,552 $   13,754,061   --        22,421,613
   China                         39,317,010    199,049,504   --       238,366,514
   Colombia                       5,771,746             --   --         5,771,746
   Czech Republic                        --      2,251,052   --         2,251,052
   Egypt                                 --        977,709   --           977,709
   Greece                                --      3,476,003   --         3,476,003
   Hong Kong                             --         58,495   --            58,495
   Hungary                               --      5,755,795   --         5,755,795
   India                          3,544,465    157,697,887   --       161,242,352
   Indonesia                      2,688,349     36,202,515   --        38,890,864
   Malaysia                              --     38,670,613   --        38,670,613
   Mexico                        53,661,192          5,589   --        53,666,781
   Peru                           3,553,084             --   --         3,553,084
   Philippines                      375,033     16,008,576   --        16,383,609
   Poland                                --     28,411,281   --        28,411,281
   Russia                         4,054,069     12,747,496   --        16,801,565
   South Africa                   9,692,355     82,932,706   --        92,625,061
   South Korea                    6,761,824    222,907,941   --       229,669,765
   Taiwan                        24,440,439    207,251,324   --       231,691,763
   Thailand                      40,032,572         37,253   --        40,069,825
   Turkey                           232,384     19,425,806   --        19,658,190
Preferred Stocks
   Brazil                        31,344,315             --   --        31,344,315
   Chile                                 --        504,449   --           504,449
   Colombia                       1,245,731             --   --         1,245,731
   India                              9,594             --   --             9,594
Rights/Warrants
   Brazil                                --         20,937   --            20,937
   Chile                                 --         12,421   --            12,421
   Hong Kong                             --            686   --               686
   India                                 --         22,094   --            22,094
   Malaysia                              --          5,565   --             5,565
   South Korea                           --         33,955   --            33,955
   Taiwan                                --         11,796   --            11,796
   Thailand                              --         61,995   --            61,995
Securities Lending Collateral            --     42,595,288   --        42,595,288
                               ------------ --------------   --    --------------
TOTAL                          $310,465,728 $1,090,890,792   --    $1,401,356,520
                               ============ ==============   ==    ==============

                       TAX-MANAGED U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
COMMON STOCKS -- (95.9%)
Consumer Discretionary -- (12.2%)
*   1-800-Flowers.com, Inc. Class A                               3,914 $    36,792       0.0%
    Aaron's, Inc.                                                10,569     388,939       0.0%
    Abercrombie & Fitch Co. Class A                               8,850     118,856       0.0%
    Adient P.L.C.                                                11,140     939,770       0.0%
    Adtalem Global Education, Inc.                                8,180     302,251       0.0%
    Advance Auto Parts, Inc.                                      8,825     721,355       0.0%
*   Amazon.com, Inc.                                             53,999  59,684,015       1.8%
#   AMC Entertainment Holdings, Inc. Class A                      6,137      85,304       0.0%
#*  AMC Networks, Inc. Class A                                    7,581     385,721       0.0%
*   America's Car-Mart, Inc.                                      1,100      47,135       0.0%
*   American Axle & Manufacturing Holdings, Inc.                  7,772     138,264       0.0%
#   American Eagle Outfitters, Inc.                              21,200     276,024       0.0%
#*  American Outdoor Brands Corp.                                 5,464      78,299       0.0%
*   American Public Education, Inc.                               2,200      44,000       0.0%
    Aramark                                                      28,535   1,246,694       0.1%
*   Asbury Automotive Group, Inc.                                 2,900     178,060       0.0%
#*  Ascena Retail Group, Inc.                                    21,519      41,747       0.0%
*   Ascent Capital Group, Inc. Class A                            1,135      12,769       0.0%
#   Autoliv, Inc.                                                10,546   1,316,774       0.1%
#*  AutoNation, Inc.                                              8,573     406,360       0.0%
*   AutoZone, Inc.                                                3,604   2,124,558       0.1%
#*  AV Homes, Inc.                                                1,000      16,650       0.0%
*   Barnes & Noble Education, Inc.                                4,113      22,416       0.0%
    Barnes & Noble, Inc.                                          6,422      44,954       0.0%
    Bassett Furniture Industries, Inc.                              306      11,873       0.0%
#   Beasley Broadcast Group, Inc. Class A                           325       3,071       0.0%
*   Beazer Homes USA, Inc.                                          779      16,343       0.0%
#   Bed Bath & Beyond, Inc.                                      19,404     386,140       0.0%
*   Belmond, Ltd. Class A                                        12,057     158,550       0.0%
    Best Buy Co., Inc.                                           38,220   2,139,556       0.1%
#   Big 5 Sporting Goods Corp.                                    2,146      13,627       0.0%
    Big Lots, Inc.                                                5,898     302,626       0.0%
*   Biglari Holdings, Inc.                                            7       2,502       0.0%
*   BJ's Restaurants, Inc.                                        3,098      98,207       0.0%
    Bloomin' Brands, Inc.                                        16,722     297,317       0.0%
#*  Bojangles', Inc.                                              2,682      32,855       0.0%
    BorgWarner, Inc.                                             26,183   1,380,368       0.1%
#   Boyd Gaming Corp.                                             5,900     172,457       0.0%
#*  Bravo Brio Restaurant Group, Inc.                             1,543       3,086       0.0%
*   Bridgepoint Education, Inc.                                   1,683      16,291       0.0%
*   Bright Horizons Family Solutions, Inc.                        6,000     517,800       0.0%
#   Brinker International, Inc.                                   6,676     205,087       0.0%
    Brunswick Corp.                                              12,048     610,231       0.0%
#   Buckle, Inc. (The)                                            3,112      51,192       0.0%
#*  Buffalo Wild Wings, Inc.                                      2,300     271,860       0.0%
*   Build-A-Bear Workshop, Inc.                                   2,400      18,720       0.0%
*   Burlington Stores, Inc.                                       9,700     910,733       0.0%
    Cable One, Inc.                                                 700     496,867       0.0%
*   Caesars Entertainment Corp.                                   6,500      84,175       0.0%
#   CalAtlantic Group, Inc.                                      12,661     624,694       0.0%
    Caleres, Inc.                                                 5,187     141,761       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Callaway Golf Co.                                             13,384 $   193,131       0.0%
*   Cambium Learning Group, Inc.                                  11,314      69,242       0.0%
    Capella Education Co.                                          1,400     114,030       0.0%
*   Career Education Corp.                                         6,800      72,624       0.0%
#*  CarMax, Inc.                                                  24,738   1,857,824       0.1%
    Carnival Corp.                                                46,270   3,071,865       0.1%
#   Carriage Services, Inc.                                        2,167      56,125       0.0%
*   Carrols Restaurant Group, Inc.                                 4,867      54,754       0.0%
    Carter's, Inc.                                                 6,764     654,282       0.0%
    Cato Corp. (The) Class A                                       2,761      35,506       0.0%
*   Cavco Industries, Inc.                                         1,157     181,533       0.0%
    CBS Corp. Class B                                             48,376   2,714,861       0.1%
    CBS Corp. Class A                                              5,128     291,424       0.0%
#*  Central European Media Enterprises, Ltd. Class A                 524       2,410       0.0%
*   Charter Communications, Inc. Class A                          27,635   9,234,788       0.3%
#   Cheesecake Factory, Inc. (The)                                 6,350     284,099       0.0%
*   Cherokee, Inc.                                                   542       1,220       0.0%
#   Chico's FAS, Inc.                                             18,000     143,820       0.0%
#   Children's Place, Inc. (The)                                   2,340     254,592       0.0%
#*  Chipotle Mexican Grill, Inc.                                   3,774   1,026,151       0.0%
    Choice Hotels International, Inc.                              5,483     382,439       0.0%
#*  Christopher & Banks Corp.                                        817         964       0.0%
    Churchill Downs, Inc.                                          1,444     301,146       0.0%
*   Chuy's Holdings, Inc.                                          2,100      47,250       0.0%
#   Cinemark Holdings, Inc.                                       13,622     495,023       0.0%
    Citi Trends, Inc.                                              1,200      26,112       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                   3,850      14,630       0.0%
    Collectors Universe, Inc.                                        600      14,856       0.0%
    Columbia Sportswear Co.                                        3,554     221,699       0.0%
    Comcast Corp. Class A                                        616,140  22,199,524       0.7%
#*  Conn's, Inc.                                                   2,882      88,622       0.0%
#   Cooper Tire & Rubber Co.                                       9,301     305,073       0.0%
*   Cooper-Standard Holdings, Inc.                                 2,453     273,460       0.0%
    Core-Mark Holding Co., Inc.                                    6,545     222,923       0.0%
#   Cracker Barrel Old Country Store, Inc.                         2,416     377,210       0.0%
*   Crocs, Inc.                                                    9,700      98,940       0.0%
    CSS Industries, Inc.                                           1,250      37,475       0.0%
    Culp, Inc.                                                     1,492      47,296       0.0%
    Dana, Inc.                                                    18,876     575,529       0.0%
    Darden Restaurants, Inc.                                      15,362   1,263,832       0.1%
*   Dave & Buster's Entertainment, Inc.                            4,945     238,349       0.0%
*   Deckers Outdoor Corp.                                          4,300     293,432       0.0%
*   Del Frisco's Restaurant Group, Inc.                            1,881      26,146       0.0%
    Delphi Automotive P.L.C.                                      35,433   3,521,332       0.1%
*   Denny's Corp.                                                 13,180     172,263       0.0%
#*  Destination XL Group, Inc.                                     4,200       8,400       0.0%
#   Dick's Sporting Goods, Inc.                                   12,139     297,041       0.0%
#   Dillard's, Inc. Class A                                        3,453     175,412       0.0%
#   DineEquity, Inc.                                               2,200     104,742       0.0%
#*  Discovery Communications, Inc. Class A                        18,981     358,361       0.0%
*   Discovery Communications, Inc. Class C                        31,398     559,198       0.0%
*   DISH Network Corp. Class A                                    28,758   1,395,913       0.1%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Dollar General Corp.                                          35,686 $2,884,856       0.1%
*   Dollar Tree, Inc.                                             28,996  2,645,885       0.1%
#   Domino's Pizza, Inc.                                           6,346  1,161,318       0.1%
#*  Dorman Products, Inc.                                          4,878    337,119       0.0%
    DR Horton, Inc.                                               43,632  1,928,971       0.1%
#   DSW, Inc. Class A                                              9,116    174,571       0.0%
#   Dunkin' Brands Group, Inc.                                    11,985    707,954       0.0%
#*  Eldorado Resorts, Inc.                                         2,907     74,710       0.0%
#   Entercom Communications Corp. Class A                          2,510     27,736       0.0%
    Entravision Communications Corp. Class A                       7,308     38,002       0.0%
    Ethan Allen Interiors, Inc.                                    2,900     86,275       0.0%
*   EW Scripps Co. (The) Class A                                   5,927    102,774       0.0%
    Expedia, Inc.                                                 16,124  2,010,018       0.1%
*   Express, Inc.                                                  8,200     55,514       0.0%
    Extended Stay America, Inc.                                   24,500    485,590       0.0%
#*  Famous Dave's of America, Inc.                                 1,098      4,337       0.0%
#*  Fiesta Restaurant Group, Inc.                                  2,996     49,584       0.0%
#   Finish Line, Inc. (The) Class A                                5,300     49,131       0.0%
#*  Five Below, Inc.                                               7,221    398,960       0.0%
    Flexsteel Industries, Inc.                                       300     15,081       0.0%
#   Foot Locker, Inc.                                             16,311    490,635       0.0%
    Ford Motor Co.                                               478,915  5,876,287       0.2%
#*  Fossil Group, Inc.                                             5,703     44,940       0.0%
*   Fox Factory Holding Corp.                                      6,502    276,660       0.0%
*   Francesca's Holdings Corp.                                     5,163     33,405       0.0%
#   Fred's, Inc. Class A                                           3,670     16,185       0.0%
*   FTD Cos., Inc.                                                 3,370     36,396       0.0%
#*  G-III Apparel Group, Ltd.                                      8,675    219,824       0.0%
#   GameStop Corp. Class A                                        12,940    241,849       0.0%
    Gaming Partners International Corp.                              800      8,704       0.0%
    Gannett Co., Inc.                                             11,949    103,956       0.0%
#   Gap, Inc. (The)                                               27,680    719,403       0.0%
#   Garmin, Ltd.                                                  12,906    730,609       0.0%
    General Motors Co.                                           175,465  7,541,486       0.2%
*   Genesco, Inc.                                                  2,400     58,800       0.0%
    Gentex Corp.                                                  39,490    766,501       0.0%
*   Gentherm, Inc.                                                 4,803    160,900       0.0%
    Genuine Parts Co.                                             18,417  1,624,932       0.1%
    Goodyear Tire & Rubber Co. (The)                              31,675    968,938       0.0%
#*  GoPro, Inc. Class A                                            8,418     87,800       0.0%
    Graham Holdings Co. Class B                                      608    338,322       0.0%
#*  Grand Canyon Education, Inc.                                   6,336    567,135       0.0%
*   Gray Television, Inc.                                          8,032    125,058       0.0%
    Group 1 Automotive, Inc.                                       2,780    218,425       0.0%
#*  Groupon, Inc.                                                 48,311    230,443       0.0%
#   Guess?, Inc.                                                   9,826    159,279       0.0%
#   H&R Block, Inc.                                               31,265    773,496       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                        287     11,127       0.0%
#*  Hamilton Beach Brands Holding Co. Class B                        287     11,127       0.0%
#   Hanesbrands, Inc.                                             46,000  1,035,000       0.0%
#   Harley-Davidson, Inc.                                         24,000  1,136,160       0.1%
*   Harte-Hanks, Inc.                                              3,368      3,503       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Hasbro, Inc.                                                  13,323 $ 1,233,577       0.1%
    Haverty Furniture Cos., Inc.                                   1,700      40,545       0.0%
*   Helen of Troy, Ltd.                                            3,400     315,860       0.0%
#*  Hibbett Sports, Inc.                                           2,888      36,966       0.0%
*   Hilton Grand Vacations, Inc.                                  10,299     421,847       0.0%
    Hilton Worldwide Holdings, Inc.                               35,085   2,535,944       0.1%
    Home Depot, Inc. (The)                                       157,438  26,100,072       0.8%
    Hooker Furniture Corp.                                         1,300      61,620       0.0%
#*  Horizon Global Corp.                                           3,471      56,334       0.0%
*   Houghton Mifflin Harcourt Co.                                 15,145     149,935       0.0%
    HSN, Inc.                                                      4,220     159,094       0.0%
*   Hyatt Hotels Corp. Class A                                     6,193     388,053       0.0%
#*  Iconix Brand Group, Inc.                                       7,198      11,805       0.0%
    ILG, Inc.                                                     17,797     528,037       0.0%
*   IMAX Corp.                                                     5,716     138,613       0.0%
*   Installed Building Products, Inc.                              3,123     217,673       0.0%
#   International Game Technology P.L.C.                           7,805     183,417       0.0%
    International Speedway Corp. Class A                           2,719     105,633       0.0%
    Interpublic Group of Cos., Inc. (The)                         49,816     958,958       0.0%
#*  iRobot Corp.                                                   3,667     246,386       0.0%
*   J Alexander's Holdings, Inc.                                   1,458      15,309       0.0%
    Jack in the Box, Inc.                                          4,400     455,444       0.0%
#*  JAKKS Pacific, Inc.                                            2,151       5,915       0.0%
#*  JC Penney Co., Inc.                                           34,278      95,978       0.0%
    John Wiley & Sons, Inc. Class A                                5,420     296,203       0.0%
    Johnson Outdoors, Inc. Class A                                 1,187      89,274       0.0%
*   K12, Inc.                                                      3,115      50,525       0.0%
#   KB Home                                                        8,900     244,127       0.0%
*   Kirkland's, Inc.                                               1,502      17,573       0.0%
    Kohl's Corp.                                                  23,760     992,218       0.0%
#*  Kona Grill, Inc.                                               1,120       3,752       0.0%
#   L Brands, Inc.                                                29,943   1,288,747       0.1%
*   La Quinta Holdings, Inc.                                      15,568     274,308       0.0%
    La-Z-Boy, Inc.                                                 6,000     161,700       0.0%
*   Lakeland Industries, Inc.                                      1,000      15,850       0.0%
#*  Lands' End, Inc.                                               1,303      14,203       0.0%
    Las Vegas Sands Corp.                                         55,232   3,500,604       0.1%
    LCI Industries                                                 3,891     481,706       0.0%
    Lear Corp.                                                     9,400   1,650,546       0.1%
#   Leggett & Platt, Inc.                                         18,177     859,045       0.0%
    Lennar Corp. Class A                                          23,416   1,303,569       0.1%
    Lennar Corp. Class B                                           1,241      59,506       0.0%
    Libbey, Inc.                                                   2,200      15,048       0.0%
*   Liberty Broadband Corp. Class A                                3,494     301,218       0.0%
*   Liberty Broadband Corp. Class C                               14,388   1,255,929       0.1%
*   Liberty Expedia Holdings, Inc. Class A                         5,824     268,486       0.0%
*   Liberty Interactive Corp., QVC Group Class A                  55,690   1,265,277       0.1%
#*  Liberty Media Corp.-Liberty Braves Class A                     1,077      25,288       0.0%
*   Liberty Media Corp.-Liberty Braves Class B                        20         501       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                     2,265      53,477       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A                2,694      98,062       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C                5,664     216,025       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   Liberty Media Corp.-Liberty SiriusXM Class A                  10,779 $   449,592       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class B                     200       8,497       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                  22,658     943,706       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A                    10,445     112,806       0.0%
*   Liberty Ventures Series A                                     10,336     588,739       0.0%
    Lifetime Brands, Inc.                                            300       5,595       0.0%
#*  Lions Gate Entertainment Corp. Class A                         9,697     281,407       0.0%
#*  Lions Gate Entertainment Corp. Class B                        13,882     383,976       0.0%
#   Lithia Motors, Inc. Class A                                    2,987     338,069       0.0%
*   Live Nation Entertainment, Inc.                               19,237     842,196       0.0%
*   LKQ Corp.                                                     37,147   1,400,070       0.1%
    Lowe's Cos., Inc.                                            108,839   8,701,678       0.3%
*   Luby's, Inc.                                                   1,849       4,456       0.0%
#*  Lululemon Athletica, Inc.                                     12,630     776,871       0.0%
#*  Lumber Liquidators Holdings, Inc.                              2,649      81,536       0.0%
*   M/I Homes, Inc.                                                2,750      91,850       0.0%
#   Macy's, Inc.                                                  38,835     728,545       0.0%
*   Madison Square Garden Co. (The) Class A                        2,400     534,456       0.0%
*   Malibu Boats, Inc. Class A                                     3,500     109,200       0.0%
    Marcus Corp. (The)                                             2,400      65,160       0.0%
    Marine Products Corp.                                          1,049      15,074       0.0%
*   MarineMax, Inc.                                                4,119      76,407       0.0%
    Marriott International, Inc. Class A                          42,400   5,065,952       0.2%
    Marriott Vacations Worldwide Corp.                             3,557     468,172       0.0%
#   Mattel, Inc.                                                  40,965     578,426       0.0%
#*  McClatchy Co. (The) Class A                                      430       4,236       0.0%
    McDonald's Corp.                                             106,816  17,828,659       0.6%
    MDC Holdings, Inc.                                             4,667     172,866       0.0%
#   Meredith Corp.                                                 4,576     242,528       0.0%
*   Meritage Homes Corp.                                           3,700     180,190       0.0%
    MGM Resorts International                                     54,564   1,710,581       0.1%
#*  Michael Kors Holdings, Ltd.                                   22,453   1,095,931       0.0%
#*  Michaels Cos., Inc. (The)                                     12,966     251,800       0.0%
*   Modine Manufacturing Co.                                       8,649     182,061       0.0%
*   Mohawk Industries, Inc.                                        7,918   2,072,616       0.1%
*   Monarch Casino & Resort, Inc.                                  1,845      82,305       0.0%
#   Monro, Inc.                                                    3,878     191,379       0.0%
#*  Motorcar Parts of America, Inc.                                2,528      73,084       0.0%
    Movado Group, Inc.                                             2,362      65,427       0.0%
*   MSG Networks, Inc. Class A                                    12,005     208,287       0.0%
#*  Murphy USA, Inc.                                               4,848     360,497       0.0%
*   Nathan's Famous, Inc.                                            509      41,280       0.0%
    National CineMedia, Inc.                                       6,419      43,200       0.0%
*   Nautilus, Inc.                                                 4,149      53,937       0.0%
*   Netflix, Inc.                                                 54,687  10,742,167       0.3%
*   New York & Co., Inc.                                           5,059       8,701       0.0%
    New York Times Co. (The) Class A                              14,000     267,400       0.0%
#   Newell Brands, Inc.                                           59,873   2,441,621       0.1%
    News Corp. Class A                                            47,212     644,916       0.0%
    News Corp. Class B                                            16,856     234,298       0.0%
#   Nexstar Media Group, Inc. Class A                              5,522     352,304       0.0%
    NIKE, Inc. Class B                                           169,547   9,323,390       0.3%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Consumer Discretionary -- (Continued)
#   Nordstrom, Inc.                                              15,210 $   603,076       0.0%
*   Norwegian Cruise Line Holdings, Ltd.                         21,075   1,174,931       0.1%
#   Nutrisystem, Inc.                                             4,889     244,206       0.0%
*   NVR, Inc.                                                       500   1,640,685       0.1%
#*  O'Reilly Automotive, Inc.                                    11,628   2,452,927       0.1%
    Office Depot, Inc.                                           52,875     163,912       0.0%
*   Ollie's Bargain Outlet Holdings, Inc.                         7,467     333,402       0.0%
#   Omnicom Group, Inc.                                          30,860   2,073,483       0.1%
#*  Overstock.com, Inc.                                           1,830      83,997       0.0%
    Oxford Industries, Inc.                                       2,882     186,177       0.0%
#   Papa John's International, Inc.                               3,800     258,590       0.0%
*   Penn National Gaming, Inc.                                    6,827     178,116       0.0%
    Penske Automotive Group, Inc.                                 4,700     219,114       0.0%
*   Perry Ellis International, Inc.                                 969      22,568       0.0%
    PetMed Express, Inc.                                          2,200      77,792       0.0%
*   PICO Holdings, Inc.                                           1,800      34,020       0.0%
    Pier 1 Imports, Inc.                                         10,500      43,680       0.0%
#   Planet Fitness, Inc. Class A                                 13,874     369,603       0.0%
#   Polaris Industries, Inc.                                      8,338     987,469       0.0%
    Pool Corp.                                                    5,100     615,978       0.0%
*   Priceline Group, Inc. (The)                                   6,433  12,299,639       0.4%
    PulteGroup, Inc.                                             36,663   1,108,322       0.0%
    PVH Corp.                                                     9,783   1,240,582       0.1%
    Ralph Lauren Corp.                                            6,732     602,043       0.0%
    RCI Hospitality Holdings, Inc.                                1,000      27,550       0.0%
*   Red Lion Hotels Corp.                                         2,034      17,899       0.0%
#*  Red Robin Gourmet Burgers, Inc.                               3,072     210,125       0.0%
#   Red Rock Resorts, Inc. Class A                                8,652     213,099       0.0%
#   Regal Entertainment Group Class A                            13,773     225,189       0.0%
*   Regis Corp.                                                   4,556      68,021       0.0%
#   Rent-A-Center, Inc.                                           6,145      61,081       0.0%
*   RH                                                            4,568     410,755       0.0%
    Rocky Brands, Inc.                                              231       4,227       0.0%
    Ross Stores, Inc.                                            51,561   3,273,608       0.1%
    Royal Caribbean Cruises, Ltd.                                22,400   2,772,448       0.1%
*   Ruby Tuesday, Inc.                                            5,370      12,727       0.0%
    Ruth's Hospitality Group, Inc.                                4,284      90,392       0.0%
    Saga Communications, Inc. Class A                               575      25,156       0.0%
    Salem Media Group, Inc.                                         400       2,560       0.0%
#*  Sally Beauty Holdings, Inc.                                  17,735     306,993       0.0%
    Scholastic Corp.                                              2,600      96,044       0.0%
#*  Scientific Games Corp. Class A                                7,083     337,151       0.0%
#   Scripps Networks Interactive, Inc. Class A                    9,989     831,884       0.0%
#   SeaWorld Entertainment, Inc.                                  7,469      85,744       0.0%
#*  Sequential Brands Group, Inc.                                   194         504       0.0%
    Service Corp. International                                  22,783     807,885       0.0%
*   ServiceMaster Global Holdings, Inc.                          16,415     773,311       0.0%
#*  Shake Shack, Inc. Class A                                     1,600      60,736       0.0%
*   Shiloh Industries, Inc.                                       1,564      14,514       0.0%
    Shoe Carnival, Inc.                                             771      14,472       0.0%
*   Shutterfly, Inc.                                              3,662     156,367       0.0%
#   Signet Jewelers, Ltd.                                         8,700     570,459       0.0%

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TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Sinclair Broadcast Group, Inc. Class A                        10,008 $   317,254       0.0%
#   Sirius XM Holdings, Inc.                                     245,576   1,335,933       0.1%
#   Six Flags Entertainment Corp.                                  8,978     563,729       0.0%
*   Skechers U.S.A., Inc. Class A                                 15,711     501,495       0.0%
*   Skyline Corp.                                                    800       9,992       0.0%
*   Sleep Number Corp.                                             5,594     181,805       0.0%
#   Sonic Automotive, Inc. Class A                                 4,001      79,420       0.0%
#   Sonic Corp.                                                    6,463     164,160       0.0%
#*  Sotheby's                                                      7,207     373,467       0.0%
    Speedway Motorsports, Inc.                                     2,352      46,922       0.0%
#   Stage Stores, Inc.                                             3,250       5,395       0.0%
    Standard Motor Products, Inc.                                  3,866     168,828       0.0%
    Starbucks Corp.                                              184,919  10,140,958       0.3%
#   Stein Mart, Inc.                                               3,347       3,581       0.0%
*   Steven Madden, Ltd.                                            6,892     268,788       0.0%
*   Stoneridge, Inc.                                               3,400      77,316       0.0%
    Strayer Education, Inc.                                        2,465     231,044       0.0%
#   Sturm Ruger & Co., Inc.                                        1,900      94,145       0.0%
    Superior Industries International, Inc.                        2,200      34,210       0.0%
    Superior Uniform Group, Inc.                                     324       7,604       0.0%
*   Tandy Leather Factory, Inc.                                      663       5,205       0.0%
    Tapestry, Inc.                                                34,017   1,318,839       0.1%
#   Target Corp.                                                  70,314   4,151,339       0.1%
*   Taylor Morrison Home Corp. Class A                             5,980     144,417       0.0%
    TEGNA, Inc.                                                   23,899     292,285       0.0%
#*  Tempur Sealy International, Inc.                               7,223     472,168       0.0%
    Tenneco, Inc.                                                  6,595     383,235       0.0%
#*  Tesla, Inc.                                                   16,718   5,542,519       0.2%
    Texas Roadhouse, Inc.                                          7,857     392,929       0.0%
    Thor Industries, Inc.                                          6,891     938,692       0.0%
#   Tiffany & Co.                                                 14,675   1,373,873       0.1%
    Tile Shop Holdings, Inc.                                       1,665      14,236       0.0%
    Time Warner, Inc.                                             97,500   9,583,275       0.3%
    Time, Inc.                                                    12,349     143,248       0.0%
    TJX Cos., Inc. (The)                                          85,129   5,942,004       0.2%
    Toll Brothers, Inc.                                           20,185     929,317       0.0%
*   TopBuild Corp.                                                 5,949     392,575       0.0%
    Tower International, Inc.                                      2,300      69,920       0.0%
#   Tractor Supply Co.                                            15,888     957,411       0.0%
#*  TRI Pointe Group, Inc.                                        13,391     236,887       0.0%
#*  TripAdvisor, Inc.                                             13,717     514,387       0.0%
#*  Tuesday Morning Corp.                                          3,200       9,920       0.0%
    Tupperware Brands Corp.                                        6,100     358,375       0.0%
    Twenty-First Century Fox, Inc. Class A                       137,768   3,602,633       0.1%
    Twenty-First Century Fox, Inc. Class B                        54,449   1,385,727       0.1%
*   Ulta Salon Cosmetics & Fragrance, Inc.                         7,381   1,489,412       0.1%
#*  Under Armour, Inc. Class A                                    22,925     287,021       0.0%
#*  Under Armour, Inc. Class C                                    24,564     283,223       0.0%
*   Unifi, Inc.                                                    1,766      67,196       0.0%
*   Universal Electronics, Inc.                                    1,700     102,000       0.0%
*   Universal Technical Institute, Inc.                            2,300       7,659       0.0%
#*  Urban Outfitters, Inc.                                        12,450     305,274       0.0%

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TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
    Vail Resorts, Inc.                                             5,101 $  1,168,231       0.1%
*   Vera Bradley, Inc.                                             2,206       15,883       0.0%
    VF Corp.                                                      42,201    2,939,300       0.1%
#   Viacom, Inc. Class A                                           1,192       35,820       0.0%
    Viacom, Inc. Class B                                          42,474    1,020,650       0.0%
#*  Vista Outdoor, Inc.                                            7,300      152,643       0.0%
*   Visteon Corp.                                                  4,607      580,666       0.0%
*   Vitamin Shoppe, Inc.                                           2,565       11,799       0.0%
    Walt Disney Co. (The)                                        203,856   19,939,155       0.6%
*   Wayfair, Inc. Class A                                          5,370      375,363       0.0%
*   Weight Watchers International, Inc.                            2,900      130,268       0.0%
#   Wendy's Co. (The)                                             26,524      403,430       0.0%
#   Whirlpool Corp.                                                9,105    1,492,583       0.1%
#*  William Lyon Homes Class A                                       418       11,600       0.0%
#   Williams-Sonoma, Inc.                                         10,060      519,096       0.0%
#   Wingstop, Inc.                                                 2,648       89,688       0.0%
    Winmark Corp.                                                    300       39,225       0.0%
#   Winnebago Industries, Inc.                                     5,624      276,420       0.0%
    Wolverine World Wide, Inc.                                    10,800      294,840       0.0%
    World Wrestling Entertainment, Inc. Class A                    5,200      137,956       0.0%
    Wyndham Worldwide Corp.                                       13,602    1,453,374       0.1%
#   Wynn Resorts, Ltd.                                             9,691    1,429,326       0.1%
    Yum! Brands, Inc.                                             43,884    3,267,164       0.1%
*   ZAGG, Inc.                                                       171        2,676       0.0%
*   Zumiez, Inc.                                                   2,400       42,360       0.0%
                                                                         ------------      ----
Total Consumer Discretionary                                              421,352,095      12.7%
                                                                         ------------      ----
Consumer Staples -- (7.2%)
    Alico, Inc.                                                      496       16,318       0.0%
*   Alliance One International, Inc.                                 876        9,373       0.0%
    Altria Group, Inc.                                           252,652   16,225,311       0.5%
    Andersons, Inc. (The)                                          2,677      100,254       0.0%
    Archer-Daniels-Midland Co.                                    73,790    3,015,797       0.1%
#*  Avon Products, Inc.                                           63,824      145,519       0.0%
#   B&G Foods, Inc.                                                8,042      255,736       0.0%
#*  Blue Buffalo Pet Products, Inc.                               13,977      404,355       0.0%
    Bob Evans Farms, Inc.                                          3,500      270,165       0.0%
#*  Boston Beer Co., Inc. (The) Class A                            1,385      246,599       0.0%
    Brown-Forman Corp. Class A                                    15,102      865,798       0.0%
#   Brown-Forman Corp. Class B                                    26,788    1,527,452       0.1%
    Bunge, Ltd.                                                   17,035    1,171,667       0.0%
#*  Cal-Maine Foods, Inc.                                          4,200      189,000       0.0%
#   Calavo Growers, Inc.                                           2,564      188,967       0.0%
#   Campbell Soup Co.                                             25,236    1,195,429       0.0%
#   Casey's General Stores, Inc.                                   5,202      595,993       0.0%
*   Central Garden & Pet Co.                                       1,175       44,862       0.0%
*   Central Garden & Pet Co. Class A                               5,929      218,839       0.0%
#*  Chefs' Warehouse, Inc. (The)                                   4,080       81,396       0.0%
    Church & Dwight Co., Inc.                                     32,298    1,458,901       0.0%
    Clorox Co. (The)                                              15,820    2,001,705       0.1%
    Coca-Cola Bottling Co. Consolidated                              781      176,162       0.0%

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TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Staples -- (Continued)
    Coca-Cola Co. (The)                                          537,002 $24,691,352       0.8%
    Colgate-Palmolive Co.                                        109,186   7,692,154       0.2%
    Conagra Brands, Inc.                                          51,808   1,769,761       0.1%
    Constellation Brands, Inc. Class A                            22,254   4,875,629       0.2%
    Costco Wholesale Corp.                                        57,373   9,241,643       0.3%
#   Coty, Inc. Class A                                            95,261   1,467,019       0.1%
    CVS Health Corp.                                             132,079   9,051,374       0.3%
*   Darling Ingredients, Inc.                                     23,952     437,124       0.0%
    Dean Foods Co.                                                13,684     133,419       0.0%
    Dr Pepper Snapple Group, Inc.                                 23,478   2,011,126       0.1%
#*  Edgewell Personal Care Co.                                     7,514     487,884       0.0%
    Energizer Holdings, Inc.                                       8,544     367,307       0.0%
    Estee Lauder Cos., Inc. (The) Class A                         27,758   3,103,622       0.1%
*   Farmer Brothers Co.                                            1,300      44,135       0.0%
#   Flowers Foods, Inc.                                           24,021     457,120       0.0%
    Fresh Del Monte Produce, Inc.                                  5,548     246,942       0.0%
#   General Mills, Inc.                                           73,832   3,833,357       0.1%
*   Hain Celestial Group, Inc. (The)                              12,400     446,648       0.0%
#*  Herbalife, Ltd.                                                8,600     624,532       0.0%
    Hershey Co. (The)                                             17,763   1,886,075       0.1%
#   Hormel Foods Corp.                                            36,154   1,126,559       0.0%
#*  Hostess Brands, Inc.                                           3,261      37,599       0.0%
*   HRG Group, Inc.                                               13,900     225,458       0.0%
    Ingles Markets, Inc. Class A                                   1,110      25,863       0.0%
    Ingredion, Inc.                                                9,295   1,165,128       0.0%
    Inter Parfums, Inc.                                            3,030     140,289       0.0%
#*  Inventure Foods, Inc.                                          1,529       6,116       0.0%
    J&J Snack Foods Corp.                                          1,991     265,141       0.0%
#   JM Smucker Co. (The)                                          14,434   1,530,726       0.1%
#   John B. Sanfilippo & Son, Inc.                                 1,301      76,564       0.0%
#   Kellogg Co.                                                   32,355   2,023,158       0.1%
    Kimberly-Clark Corp.                                          45,042   5,067,675       0.2%
    Kraft Heinz Co. (The)                                         77,594   6,000,344       0.2%
    Kroger Co. (The)                                             112,465   2,328,026       0.1%
    Lamb Weston Holdings, Inc.                                    18,469     941,734       0.0%
    Lancaster Colony Corp.                                         2,500     313,050       0.0%
*   Landec Corp.                                                   3,992      52,894       0.0%
*   Lifeway Foods, Inc.                                              315       3,169       0.0%
    McCormick & Co., Inc.                                            607      60,566       0.0%
#   McCormick & Co., Inc. Non-Voting                              14,407   1,433,929       0.0%
    Medifast, Inc.                                                 2,100     131,040       0.0%
    MGP Ingredients, Inc.                                          1,414      96,095       0.0%
    Molson Coors Brewing Co. Class B                              21,676   1,752,938       0.1%
    Mondelez International, Inc. Class A                         197,993   8,202,850       0.3%
*   Monster Beverage Corp.                                        52,226   3,025,452       0.1%
#   National Beverage Corp.                                        1,044     102,208       0.0%
*   Natural Alternatives International, Inc.                       1,000      10,600       0.0%
    Nu Skin Enterprises, Inc. Class A                              7,059     449,023       0.0%
    Oil-Dri Corp. of America                                         641      26,928       0.0%
    Omega Protein Corp.                                            2,100      45,990       0.0%
    PepsiCo, Inc.                                                187,432  20,660,629       0.6%
*   Performance Food Group Co.                                     8,139     230,334       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Staples -- (Continued)
    Philip Morris International, Inc.                            206,003 $ 21,556,154       0.7%
#*  Pilgrim's Pride Corp.                                          7,683      244,166       0.0%
    Pinnacle Foods, Inc.                                          14,838      807,484       0.0%
#*  Post Holdings, Inc.                                            7,867      652,410       0.0%
#   PriceSmart, Inc.                                               2,200      184,360       0.0%
    Procter & Gamble Co. (The)                                   336,044   29,014,039       0.9%
#*  Revlon, Inc. Class A                                           1,909       42,953       0.0%
#*  Rite Aid Corp.                                               114,155      188,356       0.0%
    Rocky Mountain Chocolate Factory, Inc.                           950       10,925       0.0%
#   Sanderson Farms, Inc.                                          2,941      439,885       0.0%
*   Seneca Foods Corp. Class A                                       500       18,000       0.0%
#   Snyder's-Lance, Inc.                                          11,883      447,157       0.0%
    SpartanNash Co.                                                4,621      113,446       0.0%
#   Spectrum Brands Holdings, Inc.                                 3,150      346,248       0.0%
*   Sprouts Farmers Market, Inc.                                  16,414      303,495       0.0%
#*  SUPERVALU, Inc.                                                4,676       76,172       0.0%
    Sysco Corp.                                                   66,505    3,699,008       0.1%
#   Tootsie Roll Industries, Inc.                                  2,238       79,673       0.0%
#*  TreeHouse Foods, Inc.                                          6,632      440,232       0.0%
    Tyson Foods, Inc. Class A                                     37,018    2,698,982       0.1%
*   United Natural Foods, Inc.                                     6,000      232,620       0.0%
    United-Guardian, Inc.                                            600       11,250       0.0%
    Universal Corp.                                                3,647      209,155       0.0%
*   USANA Health Sciences, Inc.                                    1,600      105,120       0.0%
#   Vector Group, Ltd.                                            12,511      259,979       0.0%
    Wal-Mart Stores, Inc.                                        198,027   17,289,737       0.5%
    Walgreens Boots Alliance, Inc.                               119,010    7,886,793       0.2%
#   WD-40 Co.                                                      1,826      202,412       0.0%
    Weis Markets, Inc.                                             1,930       74,942       0.0%
                                                                         ------------       ---
Total Consumer Staples                                                    248,467,049       7.5%
                                                                         ------------       ---
Energy -- (5.5%)
    Adams Resources & Energy, Inc.                                   300       12,882       0.0%
    Anadarko Petroleum Corp.                                      71,066    3,508,528       0.1%
    Andeavor                                                      18,853    2,002,943       0.1%
#*  Antero Resources Corp.                                        17,655      342,507       0.0%
    Apache Corp.                                                  48,043    1,987,539       0.1%
    Arch Coal, Inc. Class A                                        2,071      158,266       0.0%
    Archrock, Inc.                                                 6,100       73,200       0.0%
    Baker Hughes a GE Co.                                         51,879    1,630,557       0.1%
*   Bill Barrett Corp.                                             5,020       24,749       0.0%
#   Bristow Group, Inc.                                            3,865       36,486       0.0%
#   Cabot Oil & Gas Corp.                                         62,526    1,731,970       0.1%
#*  Callon Petroleum Co.                                          28,039      310,952       0.0%
#*  CARBO Ceramics, Inc.                                           2,120       17,554       0.0%
#*  Centennial Resource Development, Inc. Class A                 15,543      302,000       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                     8,718      218,299       0.0%
#*  Cheniere Energy, Inc.                                         26,259    1,227,346       0.0%
    Chevron Corp.                                                250,215   28,997,416       0.9%
    Cimarex Energy Co.                                            12,091    1,413,801       0.1%
*   Clean Energy Fuels Corp.                                       7,414       17,423       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
*   Cloud Peak Energy, Inc.                                        5,872 $    24,956       0.0%
#*  Concho Resources, Inc.                                        18,851   2,529,993       0.1%
    ConocoPhillips                                               161,036   8,236,991       0.3%
*   CONSOL Energy, Inc.                                           24,000     387,120       0.0%
*   Contango Oil & Gas Co.                                           316       1,261       0.0%
#*  Continental Resources, Inc.                                   12,475     507,857       0.0%
#   Core Laboratories NV                                           5,577     557,142       0.0%
#   CVR Energy, Inc.                                               2,684      73,676       0.0%
*   Dawson Geophysical Co.                                         1,639       7,244       0.0%
    Delek US Holdings, Inc.                                       10,681     278,240       0.0%
#*  Denbury Resources, Inc.                                       25,261      31,071       0.0%
    Devon Energy Corp.                                            60,033   2,215,218       0.1%
    DHT Holdings, Inc.                                             6,363      25,070       0.0%
#*  Diamond Offshore Drilling, Inc.                                7,869     131,648       0.0%
#*  Diamondback Energy, Inc.                                      11,629   1,246,164       0.0%
*   Dril-Quip, Inc.                                                4,787     201,533       0.0%
*   Energen Corp.                                                 14,892     769,916       0.0%
    EnLink Midstream LLC                                           6,767     104,888       0.0%
#   Ensco P.L.C. Class A                                          37,482     202,028       0.0%
    EOG Resources, Inc.                                           73,232   7,313,680       0.2%
*   EP Energy Corp. Class A                                        3,876      10,465       0.0%
#   EQT Corp.                                                     21,745   1,359,932       0.0%
*   Era Group, Inc.                                                2,200      23,672       0.0%
*   Exterran Corp.                                                 5,062     163,351       0.0%
    Exxon Mobil Corp.                                            559,120  46,602,652       1.4%
#*  Forum Energy Technologies, Inc.                                8,293     119,419       0.0%
    Frank's International NV                                       4,232      27,974       0.0%
#   GasLog, Ltd.                                                   2,473      42,659       0.0%
*   Geospace Technologies Corp.                                    1,000      15,020       0.0%
    Green Plains, Inc.                                             3,514      64,658       0.0%
    Gulf Island Fabrication, Inc.                                  1,100      14,465       0.0%
*   Gulfport Energy Corp.                                         19,005     260,368       0.0%
    Halliburton Co.                                              112,057   4,789,316       0.2%
*   Helix Energy Solutions Group, Inc.                            29,825     203,406       0.0%
#   Helmerich & Payne, Inc.                                       13,929     756,484       0.0%
#   Hess Corp.                                                    35,722   1,577,484       0.1%
    HollyFrontier Corp.                                           22,236     821,620       0.0%
#*  Hornbeck Offshore Services, Inc.                               3,129      11,671       0.0%
*   International Seaways, Inc.                                      164       3,303       0.0%
*   ION Geophysical Corp.                                            836       6,521       0.0%
    Kinder Morgan, Inc.                                          258,423   4,680,041       0.2%
#*  Kosmos Energy, Ltd.                                           30,409     233,541       0.0%
#*  Laredo Petroleum, Inc.                                        22,746     271,132       0.0%
    Marathon Oil Corp.                                           102,259   1,454,123       0.1%
    Marathon Petroleum Corp.                                      67,420   4,027,671       0.1%
#*  Matador Resources Co.                                         11,899     315,918       0.0%
*   Matrix Service Co.                                             3,244      45,740       0.0%
*   McDermott International, Inc.                                 32,260     213,561       0.0%
*   Mitcham Industries, Inc.                                       1,264       4,121       0.0%
#   Murphy Oil Corp.                                              19,314     516,649       0.0%
#   Nabors Industries, Ltd.                                       35,307     198,778       0.0%
    NACCO Industries, Inc. Class A                                   287      11,939       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
#   National Oilwell Varco, Inc.                                  45,585 $ 1,558,551       0.1%
*   Natural Gas Services Group, Inc.                               1,600      44,480       0.0%
*   Newfield Exploration Co.                                      25,191     775,631       0.0%
*   Newpark Resources, Inc.                                        9,500      83,125       0.0%
#*  Noble Corp. P.L.C.                                            26,000     108,160       0.0%
    Noble Energy, Inc.                                            53,595   1,493,693       0.1%
#   Nordic American Offshore, Ltd.                                   112         147       0.0%
#   Nordic American Tankers, Ltd.                                  2,265      10,057       0.0%
*   Oasis Petroleum, Inc.                                         25,762     243,451       0.0%
    Occidental Petroleum Corp.                                    96,636   6,239,787       0.2%
    Oceaneering International, Inc.                               11,442     231,357       0.0%
*   Oil States International, Inc.                                 5,700     131,385       0.0%
    ONEOK, Inc.                                                   48,244   2,618,202       0.1%
*   Overseas Shipholding Group, Inc. Class A                         494       1,171       0.0%
    Panhandle Oil and Gas, Inc. Class A                            2,000      48,300       0.0%
*   Parker Drilling Co.                                            9,114       9,570       0.0%
#*  Parsley Energy, Inc. Class A                                  26,780     712,348       0.0%
    Patterson-UTI Energy, Inc.                                    30,633     605,921       0.0%
    PBF Energy, Inc. Class A                                      15,842     458,943       0.0%
*   PDC Energy, Inc.                                               7,417     377,748       0.0%
*   Peabody Energy Corp.                                           4,737     146,326       0.0%
*   PHI, Inc.                                                      1,795      20,984       0.0%
    Phillips 66                                                   62,092   5,655,339       0.2%
*   Pioneer Energy Services Corp.                                  8,743      16,612       0.0%
    Pioneer Natural Resources Co.                                 21,579   3,229,729       0.1%
*   QEP Resources, Inc.                                           28,497     255,048       0.0%
#   Range Resources Corp.                                         25,148     455,430       0.0%
#*  Renewable Energy Group, Inc.                                   5,800      70,180       0.0%
*   REX American Resources Corp.                                     400      35,272       0.0%
*   Rice Energy, Inc.                                             18,898     535,758       0.0%
*   RigNet, Inc.                                                   1,066      18,602       0.0%
*   Ring Energy, Inc.                                              1,500      19,215       0.0%
#*  Rowan Cos. P.L.C. Class A                                     13,381     191,750       0.0%
#   RPC, Inc.                                                      9,225     224,260       0.0%
*   RSP Permian, Inc.                                             16,721     575,370       0.0%
    Schlumberger, Ltd.                                           179,668  11,498,752       0.4%
    Scorpio Tankers, Inc.                                         33,136     117,964       0.0%
*   SEACOR Holdings, Inc.                                          2,200     103,840       0.0%
*   SEACOR Marine Holdings, Inc.                                   2,211      31,286       0.0%
    SemGroup Corp. Class A                                         7,546     196,573       0.0%
    Ship Finance International, Ltd.                               6,400      95,360       0.0%
#   SM Energy Co.                                                 10,800     230,364       0.0%
#*  SRC Energy, Inc.                                              19,257     183,712       0.0%
#*  Superior Energy Services, Inc.                                19,167     169,053       0.0%
    Targa Resources Corp.                                         21,497     892,125       0.0%
*   TechnipFMC P.L.C.                                             34,574     946,982       0.0%
#   Teekay Corp.                                                   4,349      35,227       0.0%
#   Teekay Tankers, Ltd. Class A                                   2,298       3,401       0.0%
#*  Tesco Corp.                                                    2,270       8,739       0.0%
*   TETRA Technologies, Inc.                                       8,150      23,146       0.0%
#*  Transocean, Ltd.                                              50,725     532,612       0.0%
#*  Ultra Petroleum Corp.                                         19,446     154,401       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
*   Unit Corp.                                                       5,037 $     94,293       0.0%
#   US Silica Holdings, Inc.                                         9,737      297,076       0.0%
    Valero Energy Corp.                                             57,820    4,561,420       0.1%
#*  Weatherford International P.L.C.                               115,295      400,074       0.0%
#*  Whiting Petroleum Corp.                                         45,211      271,718       0.0%
    Williams Cos., Inc. (The)                                      101,637    2,896,654       0.1%
    World Fuel Services Corp.                                        8,145      226,431       0.0%
*   WPX Energy, Inc.                                                47,929      540,639       0.0%
                                                                           ------------       ---
Total Energy                                                                189,421,512       5.7%
                                                                           ------------       ---
Financials -- (15.0%)
    1st Source Corp.                                                 2,189      112,318       0.0%
    Affiliated Managers Group, Inc.                                  6,765    1,261,672       0.1%
    Aflac, Inc.                                                     51,764    4,342,482       0.1%
*   Alleghany Corp.                                                  2,069    1,171,509       0.1%
    Allstate Corp. (The)                                            46,357    4,351,068       0.1%
    Ally Financial, Inc.                                            52,952    1,383,636       0.1%
*   Ambac Financial Group, Inc.                                      5,480       89,214       0.0%
    American Equity Investment Life Holding Co.                     11,011      324,935       0.0%
    American Express Co.                                            99,588    9,512,646       0.3%
    American Financial Group, Inc.                                   9,669    1,019,983       0.0%
    American International Group, Inc.                             140,259    9,062,134       0.3%
    American National Insurance Co.                                  1,054      128,303       0.0%
    American River Bankshares                                          882       13,406       0.0%
    Ameriprise Financial, Inc.                                      21,340    3,340,564       0.1%
    Ameris Bancorp                                                   5,243      251,140       0.0%
    AMERISAFE, Inc.                                                  2,573      166,473       0.0%
    AmeriServ Financial, Inc.                                          100          410       0.0%
#   Amtrust Financial Services, Inc.                                10,510      132,006       0.0%
    Aon P.L.C.                                                      33,234    4,766,753       0.2%
*   Arch Capital Group, Ltd.                                        15,456    1,540,036       0.1%
    Argo Group International Holdings, Ltd.                          3,968      249,786       0.0%
    Arrow Financial Corp.                                            1,000       35,300       0.0%
    Arthur J Gallagher & Co.                                        21,171    1,340,759       0.1%
#   Artisan Partners Asset Management, Inc. Class A                  8,297      285,417       0.0%
    Aspen Insurance Holdings, Ltd.                                   7,426      318,575       0.0%
    Associated Banc-Corp                                            21,474      543,292       0.0%
    Assurant, Inc.                                                   7,576      762,524       0.0%
    Assured Guaranty, Ltd.                                          18,300      678,930       0.0%
*   Asta Funding, Inc.                                                  47          336       0.0%
*   Atlantic Coast Financial Corp.                                     137        1,195       0.0%
*   Atlanticus Holdings Corp.                                        1,196        2,715       0.0%
    Axis Capital Holdings, Ltd.                                     12,040      654,856       0.0%
    Baldwin & Lyons, Inc. Class B                                      562       12,898       0.0%
#   Banc of California, Inc.                                         5,496      115,691       0.0%
    BancFirst Corp.                                                  1,856      101,430       0.0%
*   Bancorp, Inc. (The)                                              4,099       34,473       0.0%
    BancorpSouth, Inc.                                              10,334      326,554       0.0%
    Bank Mutual Corp.                                                6,120       64,719       0.0%
    Bank of America Corp.                                        1,395,864   38,232,715       1.2%
#   Bank of Hawaii Corp.                                             5,700      465,177       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Bank of New York Mellon Corp. (The)                          133,966 $ 6,892,551       0.2%
#   Bank of the Ozarks, Inc.                                      16,689     778,041       0.0%
    BankUnited, Inc.                                              13,594     473,751       0.0%
    Banner Corp.                                                   3,757     215,351       0.0%
    BB&T Corp.                                                   103,688   5,105,597       0.2%
    Beneficial Bancorp, Inc.                                       8,200     135,300       0.0%
*   Berkshire Hathaway, Inc. Class B                             252,940  47,284,604       1.4%
    Berkshire Hills Bancorp, Inc.                                  4,096     156,877       0.0%
    BGC Partners, Inc. Class A                                    29,733     451,050       0.0%
    BlackRock, Inc.                                               15,761   7,420,752       0.2%
#*  BofI Holding, Inc.                                             7,924     213,156       0.0%
    BOK Financial Corp.                                            2,703     233,728       0.0%
    Boston Private Financial Holdings, Inc.                       16,355     260,044       0.0%
    Bridge Bancorp, Inc.                                             439      15,584       0.0%
*   Brighthouse Financial, Inc.                                   10,666     663,212       0.0%
    Brookline Bancorp, Inc.                                        9,168     141,187       0.0%
    Brown & Brown, Inc.                                           17,318     863,129       0.0%
    Bryn Mawr Bank Corp.                                           1,849      81,079       0.0%
    Camden National Corp.                                            900      38,853       0.0%
#   Capital Bank Financial Corp. Class A                           3,611     146,607       0.0%
    Capital City Bank Group, Inc.                                  1,069      26,362       0.0%
    Capital One Financial Corp.                                   62,746   5,783,926       0.2%
    Capitol Federal Financial, Inc.                               16,210     223,536       0.0%
    Cathay General Bancorp                                        10,064     420,675       0.0%
#   Cboe Global Markets, Inc.                                     13,890   1,570,403       0.1%
    CenterState Banks Corp.                                        7,455     198,601       0.0%
    Central Pacific Financial Corp.                                4,331     134,781       0.0%
    Charles Schwab Corp. (The)                                   154,925   6,946,837       0.2%
    Chemical Financial Corp.                                       9,363     493,336       0.0%
    Chubb, Ltd.                                                   60,231   9,084,039       0.3%
    Cincinnati Financial Corp.                                    19,015   1,334,283       0.1%
#   CIT Group, Inc.                                               23,481   1,094,684       0.0%
    Citigroup, Inc.                                              366,966  26,972,001       0.8%
    Citizens Community Bancorp, Inc.                                 600       8,166       0.0%
    Citizens Financial Group, Inc.                                63,145   2,400,141       0.1%
#*  Citizens, Inc.                                                 4,015      30,434       0.0%
#   City Holding Co.                                               1,857     130,900       0.0%
    Clifton Bancorp, Inc.                                          4,845      82,510       0.0%
    CME Group, Inc.                                               45,065   6,181,566       0.2%
    CNA Financial Corp.                                            4,268     231,027       0.0%
    CNB Financial Corp.                                              280       8,050       0.0%
    CNO Financial Group, Inc.                                     21,200     508,164       0.0%
    CoBiz Financial, Inc.                                          4,952     101,219       0.0%
    Cohen & Steers, Inc.                                           3,355     145,909       0.0%
    Columbia Banking System, Inc.                                  8,988     391,068       0.0%
    Comerica, Inc.                                                21,255   1,670,005       0.1%
#   Commerce Bancshares, Inc.                                     13,423     780,682       0.0%
    Community Bank System, Inc.                                    7,087     391,840       0.0%
    Community Trust Bancorp, Inc.                                  1,749      84,477       0.0%
    ConnectOne Bancorp, Inc.                                       3,250      87,262       0.0%
*   Consumer Portfolio Services, Inc.                              1,025       4,459       0.0%
#*  Cowen, Inc.                                                    1,012      15,180       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Crawford & Co. Class A                                        3,717 $   35,163       0.0%
#   Crawford & Co. Class B                                        1,800     21,204       0.0%
#*  Credit Acceptance Corp.                                         897    257,197       0.0%
    Cullen/Frost Bankers, Inc.                                    8,690    855,965       0.0%
*   Customers Bancorp, Inc.                                       2,950     80,653       0.0%
#   CVB Financial Corp.                                          13,135    313,401       0.0%
    Diamond Hill Investment Group, Inc.                             388     82,229       0.0%
    Dime Community Bancshares, Inc.                               5,980    131,859       0.0%
    Discover Financial Services                                  50,145  3,336,147       0.1%
    Donegal Group, Inc. Class A                                   1,374     23,550       0.0%
*   Donnelley Financial Solutions, Inc.                           8,344    179,396       0.0%
*   E*TRADE Financial Corp.                                      35,391  1,542,694       0.1%
*   Eagle Bancorp, Inc.                                           3,968    264,467       0.0%
    East West Bancorp, Inc.                                      18,946  1,133,729       0.1%
    Eaton Vance Corp.                                            14,485    731,058       0.0%
*   eHealth, Inc.                                                 2,800     71,064       0.0%
    EMC Insurance Group, Inc.                                     1,299     38,269       0.0%
    Employers Holdings, Inc.                                      3,900    186,030       0.0%
#*  Encore Capital Group, Inc.                                    2,794    129,781       0.0%
*   Enova International, Inc.                                     2,690     39,946       0.0%
*   Enstar Group, Ltd.                                            1,377    313,681       0.0%
    Enterprise Financial Services Corp.                           3,580    156,088       0.0%
    Erie Indemnity Co. Class A                                    3,717    449,014       0.0%
    ESSA Bancorp, Inc.                                              707     11,432       0.0%
*   Essent Group, Ltd.                                           11,696    498,484       0.0%
    Evercore, Inc. Class A                                        5,480    438,948       0.0%
    Everest Re Group, Ltd.                                        5,600  1,329,720       0.1%
*   Ezcorp, Inc. Class A                                          4,723     48,411       0.0%
#   FactSet Research Systems, Inc.                                5,114    970,995       0.0%
    FBL Financial Group, Inc. Class A                             2,100    162,435       0.0%
*   FCB Financial Holdings, Inc. Class A                          6,566    306,632       0.0%
    Federal Agricultural Mortgage Corp. Class C                     467     34,670       0.0%
#   Federated Investors, Inc. Class B                            12,401    385,299       0.0%
    Federated National Holding Co.                                1,029     15,785       0.0%
    Fidelity Southern Corp.                                       1,153     25,285       0.0%
    Fifth Third Bancorp                                          98,001  2,832,229       0.1%
#   Financial Engines, Inc.                                       6,782    244,830       0.0%
    Financial Institutions, Inc.                                  1,243     40,770       0.0%
*   First Acceptance Corp.                                          181        182       0.0%
    First American Financial Corp.                               13,879    755,295       0.0%
*   First BanCorp(318672706)                                     13,736     70,740       0.0%
    First Bancorp(318910106)                                      1,500     55,050       0.0%
    First Busey Corp.                                             3,618    112,592       0.0%
    First Citizens BancShares, Inc. Class A                       1,022    413,910       0.0%
    First Commonwealth Financial Corp.                           18,545    270,015       0.0%
    First Community Bancshares, Inc.                              1,700     50,779       0.0%
    First Defiance Financial Corp.                                1,538     83,360       0.0%
    First Financial Bancorp                                       7,926    216,380       0.0%
#   First Financial Bankshares, Inc.                              7,170    327,310       0.0%
    First Financial Corp.                                         1,100     52,250       0.0%
#   First Horizon National Corp.                                 30,142    565,765       0.0%
    First Interstate Bancsystem, Inc. Class A                     3,727    146,471       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    First Merchants Corp.                                          6,618 $   284,574       0.0%
    First Midwest Bancorp, Inc.                                   13,632     314,763       0.0%
    First Republic Bank                                           19,638   1,912,741       0.1%
#   First South Bancorp, Inc.                                      1,685      31,425       0.0%
    FirstCash, Inc.                                                7,602     485,388       0.0%
*   Flagstar Bancorp, Inc.                                         1,679      62,744       0.0%
    Flushing Financial Corp.                                       3,663     109,817       0.0%
    FNB Corp.                                                     48,442     653,483       0.0%
    FNF Group                                                     26,750   1,000,985       0.0%
*   FNFV Group                                                     8,442     145,624       0.0%
    Franklin Resources, Inc.                                      46,720   1,968,314       0.1%
#   Fulton Financial Corp.                                        24,716     449,831       0.0%
    GAMCO Investors, Inc. Class A                                    467      13,524       0.0%
*   Genworth Financial, Inc. Class A                              57,056     188,855       0.0%
    German American Bancorp, Inc.                                  2,097      75,450       0.0%
#   Glacier Bancorp, Inc.                                         10,240     388,710       0.0%
*   Global Indemnity, Ltd.                                         1,204      50,532       0.0%
    Goldman Sachs Group, Inc. (The)                               46,282  11,222,459       0.4%
*   Great Elm Capital Group, Inc.                                  1,106       3,982       0.0%
    Great Southern Bancorp, Inc.                                   1,100      59,125       0.0%
    Great Western Bancorp, Inc.                                    5,523     224,179       0.0%
*   Green Dot Corp. Class A                                        6,227     352,573       0.0%
#   Greenhill & Co., Inc.                                          2,931      53,637       0.0%
*   Greenlight Capital Re, Ltd. Class A                            2,682      59,138       0.0%
    Guaranty Bancorp                                               3,306      94,056       0.0%
*   Hallmark Financial Services, Inc.                              1,034      11,984       0.0%
    Hancock Holding Co.                                           12,798     623,902       0.0%
    Hanmi Financial Corp.                                          4,412     135,669       0.0%
    Hanover Insurance Group, Inc. (The)                            5,156     507,247       0.0%
    Hartford Financial Services Group, Inc. (The)                 49,236   2,710,442       0.1%
#   HCI Group, Inc.                                                1,104      41,356       0.0%
    Heartland Financial USA, Inc.                                  2,144     105,592       0.0%
    Heritage Commerce Corp.                                        6,041      92,911       0.0%
    Heritage Financial Corp.                                       5,382     164,151       0.0%
    Hilltop Holdings, Inc.                                        10,020     236,071       0.0%
    Home BancShares, Inc.                                         16,050     360,804       0.0%
*   HomeStreet, Inc.                                               2,186      63,503       0.0%
*   HomeTrust Bancshares, Inc.                                     1,062      27,877       0.0%
    Hope Bancorp, Inc.                                            15,457     285,182       0.0%
    HopFed Bancorp, Inc.                                             208       2,997       0.0%
    Horace Mann Educators Corp.                                    4,078     178,616       0.0%
    Houlihan Lokey, Inc.                                           3,300     137,379       0.0%
    Huntington Bancshares, Inc.                                  136,546   1,884,335       0.1%
    Iberiabank Corp.                                               6,455     476,056       0.0%
#   Independence Holding Co.                                       2,640      71,676       0.0%
    Independent Bank Corp.                                         3,127     225,457       0.0%
    Independent Bank Group, Inc.                                   1,100      69,190       0.0%
    Infinity Property & Casualty Corp.                               800      75,480       0.0%
#   Interactive Brokers Group, Inc. Class A                        9,172     495,471       0.0%
    Intercontinental Exchange, Inc.                               76,663   5,067,424       0.2%
    International Bancshares Corp.                                 7,870     319,522       0.0%
*   INTL. FCStone, Inc.                                            1,015      42,133       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Invesco, Ltd.                                                 48,960 $ 1,752,278       0.1%
    Investment Technology Group, Inc.                              3,824      89,749       0.0%
    Investors Bancorp, Inc.                                       40,700     559,625       0.0%
    James River Group Holdings, Ltd.                                 800      33,856       0.0%
    Janus Henderson Group P.L.C.                                  23,677     822,776       0.0%
    JPMorgan Chase & Co.                                         466,165  46,900,861       1.4%
    Kearny Financial Corp.                                         8,597     129,385       0.0%
    Kemper Corp.                                                   4,800     307,680       0.0%
    KeyCorp                                                      140,969   2,572,684       0.1%
    Lakeland Bancorp, Inc.                                         3,852      79,159       0.0%
    Lakeland Financial Corp.                                       3,274     158,069       0.0%
    Lazard, Ltd. Class A                                           3,641     173,093       0.0%
    LegacyTexas Financial Group, Inc.                              5,327     212,494       0.0%
    Legg Mason, Inc.                                              13,474     514,437       0.0%
#*  LendingClub Corp.                                             39,596     225,301       0.0%
#*  LendingTree, Inc.                                              1,121     300,484       0.0%
    Leucadia National Corp.                                       39,924   1,010,077       0.0%
    Lincoln National Corp.                                        28,868   2,187,617       0.1%
    Loews Corp.                                                   35,005   1,733,098       0.1%
    LPL Financial Holdings, Inc.                                  12,308     610,600       0.0%
    M&T Bank Corp.                                                18,016   3,004,528       0.1%
    Macatawa Bank Corp.                                              886       8,895       0.0%
    Maiden Holdings, Ltd.                                          8,450      69,712       0.0%
    MainSource Financial Group, Inc.                               1,600      60,304       0.0%
#*  Markel Corp.                                                   1,731   1,876,923       0.1%
    MarketAxess Holdings, Inc.                                     5,027     874,698       0.0%
    Marlin Business Services Corp.                                 1,200      26,280       0.0%
    Marsh & McLennan Cos., Inc.                                   66,821   5,407,824       0.2%
    MB Financial, Inc.                                             9,166     421,086       0.0%
#*  MBIA, Inc.                                                    14,600     105,850       0.0%
    Mercantile Bank Corp.                                            285      10,289       0.0%
#   Mercury General Corp.                                          3,136     175,522       0.0%
    Meridian Bancorp, Inc.                                         4,269      84,099       0.0%
    Meta Financial Group, Inc.                                     1,104      96,324       0.0%
    MetLife, Inc.                                                121,230   6,495,503       0.2%
*   MGIC Investment Corp.                                         15,500     221,650       0.0%
    MidSouth Bancorp, Inc.                                           900      11,790       0.0%
    Moelis & Co. Class A                                           6,804     290,871       0.0%
    Moody's Corp.                                                 21,979   3,130,029       0.1%
    Morgan Stanley                                               178,152   8,907,600       0.3%
    Morningstar, Inc.                                              2,287     194,875       0.0%
    MSCI, Inc.                                                    11,194   1,313,728       0.1%
    Nasdaq, Inc.                                                  15,231   1,106,532       0.0%
    National Bank Holdings Corp. Class A                           4,119     135,186       0.0%
    National General Holdings Corp.                                5,185     104,633       0.0%
    Navient Corp.                                                 42,747     532,628       0.0%
    Navigators Group, Inc. (The)                                   3,610     209,380       0.0%
    NBT Bancorp, Inc.                                              5,284     201,532       0.0%
    Nelnet, Inc. Class A                                           3,140     183,816       0.0%
#   New York Community Bancorp, Inc.                              66,746     838,330       0.0%
    NewStar Financial, Inc.                                        3,834      47,082       0.0%
    Northern Trust Corp.                                          28,417   2,657,558       0.1%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
    Northfield Bancorp, Inc.                                       5,064 $   86,392       0.0%
    Northrim BanCorp, Inc.                                           600     19,500       0.0%
    Northwest Bancshares, Inc.                                    13,916    234,763       0.0%
    OceanFirst Financial Corp.                                     1,986     55,111       0.0%
*   Ocwen Financial Corp.                                         12,045     42,037       0.0%
    OFG Bancorp                                                    3,500     31,150       0.0%
    Old National Bancorp                                          20,761    377,850       0.0%
    Old Republic International Corp.                              29,682    602,248       0.0%
    OM Asset Management P.L.C.                                     9,071    138,605       0.0%
*   OneMain Holdings, Inc.                                         7,140    226,838       0.0%
    Oppenheimer Holdings, Inc. Class A                               765     16,639       0.0%
*   Opus Bank                                                      2,493     64,569       0.0%
    Oritani Financial Corp.                                        6,231    105,615       0.0%
    Pacific Continental Corp.                                      1,300     36,400       0.0%
*   Pacific Mercantile Bancorp                                     1,425     13,324       0.0%
*   Pacific Premier Bancorp, Inc.                                  2,756    111,342       0.0%
    PacWest Bancorp                                               15,683    757,803       0.0%
    Park National Corp.                                            1,287    141,300       0.0%
    Park Sterling Corp.                                            1,320     16,592       0.0%
    Patriot National Bancorp, Inc.                                    20        346       0.0%
    Peapack Gladstone Financial Corp.                              1,562     54,186       0.0%
#*  PennyMac Financial Services, Inc. Class A                      1,040     19,760       0.0%
    People's United Financial, Inc.                               42,047    784,597       0.0%
    Peoples Bancorp, Inc.                                          1,197     39,645       0.0%
*   PHH Corp.                                                      7,333     96,869       0.0%
    Pinnacle Financial Partners, Inc.                              8,368    553,962       0.0%
    Piper Jaffray Cos.                                             1,704    124,562       0.0%
    PJT Partners, Inc. Class A                                     1,289     49,755       0.0%
    PNC Financial Services Group, Inc. (The)                      62,426  8,539,253       0.3%
    Popular, Inc.                                                 12,467    457,290       0.0%
#*  PRA Group, Inc.                                                5,700    159,030       0.0%
    Preferred Bank                                                 1,290     79,632       0.0%
#   Primerica, Inc.                                                6,182    547,107       0.0%
    Principal Financial Group, Inc.                               34,540  2,274,459       0.1%
    ProAssurance Corp.                                             6,800    381,140       0.0%
    Progressive Corp. (The)                                       73,799  3,590,321       0.1%
    Prosperity Bancshares, Inc.                                    7,608    500,454       0.0%
    Provident Financial Services, Inc.                             8,862    241,046       0.0%
    Prudential Financial, Inc.                                    55,275  6,105,676       0.2%
    Pzena Investment Management, Inc. Class A                        566      6,679       0.0%
    Radian Group, Inc.                                             9,498    199,078       0.0%
    Raymond James Financial, Inc.                                 16,029  1,358,939       0.1%
*   Regional Management Corp.                                        133      3,284       0.0%
    Regions Financial Corp.                                      152,281  2,357,310       0.1%
    Reinsurance Group of America, Inc.                             7,890  1,178,608       0.1%
    RenaissanceRe Holdings, Ltd.                                   5,405    747,836       0.0%
    Renasant Corp.                                                 7,295    302,013       0.0%
    Republic Bancorp, Inc. Class A                                   805     31,653       0.0%
#*  Republic First Bancorp, Inc.                                     500      4,625       0.0%
    Riverview Bancorp, Inc.                                        1,205     10,700       0.0%
#   RLI Corp.                                                      4,500    265,905       0.0%
    S&P Global, Inc.                                              33,508  5,242,997       0.2%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    S&T Bancorp, Inc.                                              2,523 $   103,165       0.0%
*   Safeguard Scientifics, Inc.                                    1,767      24,915       0.0%
    Safety Insurance Group, Inc.                                   1,800     147,960       0.0%
    Sandy Spring Bancorp, Inc.                                     1,969      79,567       0.0%
*   Santander Consumer USA Holdings, Inc.                         11,747     195,470       0.0%
*   Seacoast Banking Corp. of Florida                              1,885      46,729       0.0%
    SEI Investments Co.                                           17,903   1,154,923       0.1%
    Selective Insurance Group, Inc.                                8,098     482,641       0.0%
#   ServisFirst Bancshares, Inc.                                   5,118     209,889       0.0%
    SI Financial Group, Inc.                                       1,347      20,205       0.0%
    Sierra Bancorp                                                   240       6,350       0.0%
*   Signature Bank                                                 6,794     883,288       0.0%
    Simmons First National Corp. Class A                           3,495     201,689       0.0%
*   SLM Corp.                                                     53,247     563,886       0.0%
    South State Corp.                                              3,021     272,041       0.0%
    Southside Bancshares, Inc.                                     3,294     116,641       0.0%
    State Auto Financial Corp.                                     1,800      46,152       0.0%
    State Bank Financial Corp.                                     4,437     128,274       0.0%
    State Street Corp.                                            49,806   4,582,152       0.2%
    Sterling Bancorp                                              30,548     765,227       0.0%
    Stewart Information Services Corp.                             2,494      94,622       0.0%
    Stifel Financial Corp.                                         9,389     497,899       0.0%
    Stock Yards Bancorp, Inc.                                      2,599      98,112       0.0%
    Sun Bancorp, Inc.                                                427      10,824       0.0%
    SunTrust Banks, Inc.                                          62,750   3,778,177       0.1%
*   SVB Financial Group                                            6,792   1,489,350       0.1%
    Synchrony Financial                                          104,401   3,405,561       0.1%
    Synovus Financial Corp.                                       16,107     754,613       0.0%
#   T Rowe Price Group, Inc.                                      30,164   2,802,236       0.1%
    TCF Financial Corp.                                           18,696     340,641       0.0%
#   TD Ameritrade Holding Corp.                                   32,812   1,640,272       0.1%
    Territorial Bancorp, Inc.                                        840      26,536       0.0%
*   Texas Capital Bancshares, Inc.                                 5,603     482,138       0.0%
    TFS Financial Corp.                                            9,945     153,352       0.0%
    Tompkins Financial Corp.                                       1,215     105,851       0.0%
    Torchmark Corp.                                               14,850   1,249,330       0.1%
    Towne Bank                                                     5,289     177,181       0.0%
    Travelers Cos., Inc. (The)                                    36,137   4,786,346       0.2%
    Trico Bancshares                                               1,628      67,432       0.0%
    TrustCo Bank Corp. NY                                          7,300      66,977       0.0%
    Trustmark Corp.                                               10,591     348,868       0.0%
    U.S. Bancorp.                                                219,230  11,921,727       0.4%
    UMB Financial Corp.                                            4,774     351,032       0.0%
    Umpqua Holdings Corp.                                         24,579     502,886       0.0%
    Union Bankshares Corp.                                         4,955     170,997       0.0%
#   United Bankshares, Inc.                                       13,136     472,239       0.0%
    United Community Banks, Inc.                                  10,398     285,113       0.0%
    United Community Financial Corp.                                 596       5,501       0.0%
    United Financial Bancorp, Inc.                                 5,504     100,778       0.0%
    United Fire Group, Inc.                                        2,765     127,439       0.0%
#   United Security Bancshares                                     1,875      17,625       0.0%
#   Universal Insurance Holdings, Inc.                             3,536      84,334       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Financials -- (Continued)
    Univest Corp. of Pennsylvania                                  2,249 $     65,896       0.0%
    Unum Group                                                    29,554    1,537,990       0.1%
    Validus Holdings, Ltd.                                         9,771      508,874       0.0%
    Valley National Bancorp                                       36,709      422,153       0.0%
    Value Line, Inc.                                                 300        5,367       0.0%
#   Virtu Financial, Inc. Class A                                    714       10,103       0.0%
    Virtus Investment Partners, Inc.                                 750       87,300       0.0%
    Voya Financial, Inc.                                          24,481      983,157       0.0%
#   Waddell & Reed Financial, Inc. Class A                         9,308      173,967       0.0%
*   Walker & Dunlop, Inc.                                          4,440      243,712       0.0%
    Washington Federal, Inc.                                      11,396      396,581       0.0%
    Washington Trust Bancorp, Inc.                                 1,700       94,350       0.0%
    Waterstone Financial, Inc.                                     1,767       33,926       0.0%
    Webster Financial Corp.                                       13,134      722,239       0.0%
    Wells Fargo & Co.                                            622,108   34,925,143       1.1%
    WesBanco, Inc.                                                 4,109      166,004       0.0%
    West Bancorporation, Inc.                                      2,033       49,707       0.0%
#   Westamerica Bancorporation                                     3,200      186,336       0.0%
*   Western Alliance Bancorp                                      14,411      804,134       0.0%
    Western New England Bancorp, Inc.                              4,099       43,244       0.0%
    Westwood Holdings Group, Inc.                                    700       45,430       0.0%
#   White Mountains Insurance Group, Ltd.                            700      622,405       0.0%
    Willis Towers Watson P.L.C.                                   16,790    2,704,533       0.1%
    Wintrust Financial Corp.                                       7,273      591,222       0.0%
#   WisdomTree Investments, Inc.                                  14,488      160,672       0.0%
#*  World Acceptance Corp.                                           100        8,750       0.0%
    WR Berkley Corp.                                              13,732      941,741       0.0%
    WSFS Financial Corp.                                           4,531      225,191       0.0%
#   XL Group, Ltd.                                                34,713    1,404,835       0.1%
    Zions Bancorporation                                          25,393    1,179,759       0.1%
                                                                         ------------      ----
Total Financials                                                          516,119,000      15.6%
                                                                         ------------      ----
Health Care -- (13.2%)
#   Abaxis, Inc.                                                   2,807      135,859       0.0%
    Abbott Laboratories                                          228,411   12,386,729       0.4%
    AbbVie, Inc.                                                 208,574   18,823,803       0.6%
*   ABIOMED, Inc.                                                  5,535    1,067,812       0.0%
#*  Acadia Healthcare Co., Inc.                                   11,576      363,023       0.0%
#*  ACADIA Pharmaceuticals, Inc.                                  14,314      498,557       0.0%
#*  Accuray, Inc.                                                    125          594       0.0%
    Aceto Corp.                                                    4,554       45,859       0.0%
#*  Achillion Pharmaceuticals, Inc.                                1,800        7,236       0.0%
*   Acorda Therapeutics, Inc.                                      6,040      160,513       0.0%
*   Addus HomeCare Corp.                                             340       12,240       0.0%
    Aetna, Inc.                                                   44,642    7,590,479       0.2%
    Agilent Technologies, Inc.                                    42,398    2,884,336       0.1%
#*  Akorn, Inc.                                                   10,057      327,556       0.0%
*   Alexion Pharmaceuticals, Inc.                                 29,462    3,525,423       0.1%
*   Align Technology, Inc.                                         9,211    2,201,245       0.1%
#*  Alkermes P.L.C.                                               19,700      960,572       0.0%
    Allergan P.L.C.                                               47,018    8,333,000       0.3%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Allscripts Healthcare Solutions, Inc.                         22,760 $   306,805       0.0%
*   Almost Family, Inc.                                            1,812      80,181       0.0%
#*  Alnylam Pharmaceuticals, Inc.                                 10,827   1,319,162       0.1%
#*  AMAG Pharmaceuticals, Inc.                                     4,612      72,408       0.0%
#*  Amedisys, Inc.                                                 4,237     203,842       0.0%
#   AmerisourceBergen Corp.                                       21,328   1,641,190       0.1%
    Amgen, Inc.                                                   95,696  16,767,853       0.5%
#*  AMN Healthcare Services, Inc.                                  6,328     277,799       0.0%
*   Amphastar Pharmaceuticals, Inc.                                2,755      49,783       0.0%
    Analogic Corp.                                                 1,900     152,570       0.0%
*   AngioDynamics, Inc.                                            8,111     137,644       0.0%
*   ANI Pharmaceuticals, Inc.                                        786      45,651       0.0%
*   Anika Therapeutics, Inc.                                       1,888     103,141       0.0%
    Anthem, Inc.                                                  34,117   7,137,618       0.2%
*   Aptevo Therapeutics, Inc.                                      2,299       6,564       0.0%
#*  Aralez Pharmaceuticals, Inc.                                   3,692       5,316       0.0%
#*  athenahealth, Inc.                                             5,298     677,508       0.0%
    Atrion Corp.                                                     200     131,530       0.0%
    Baxter International, Inc.                                    64,819   4,178,881       0.1%
    Becton Dickinson and Co.                                      29,495   6,154,722       0.2%
*   Bio-Rad Laboratories, Inc. Class A                             3,113     684,206       0.0%
#   Bio-Techne Corp.                                               5,789     758,475       0.0%
*   Biogen, Inc.                                                  27,534   8,581,246       0.3%
#*  BioMarin Pharmaceutical, Inc.                                 21,146   1,735,875       0.1%
#*  BioScrip, Inc.                                                 6,872      17,386       0.0%
*   BioSpecifics Technologies Corp.                                  324      14,829       0.0%
*   BioTelemetry, Inc.                                             3,663     106,410       0.0%
*   Bioverativ, Inc.                                              13,767     777,836       0.0%
#*  Bluebird Bio, Inc.                                             6,302     876,608       0.0%
*   Boston Scientific Corp.                                      181,348   5,103,133       0.2%
    Bristol-Myers Squibb Co.                                     215,080  13,261,833       0.4%
*   Brookdale Senior Living, Inc.                                 20,613     206,748       0.0%
    Bruker Corp.                                                  14,667     460,544       0.0%
*   Cambrex Corp.                                                  4,241     183,423       0.0%
    Cantel Medical Corp.                                           4,830     473,726       0.0%
#*  Capital Senior Living Corp.                                    3,849      51,192       0.0%
    Cardinal Health, Inc.                                         40,513   2,507,755       0.1%
*   Catalent, Inc.                                                19,110     813,895       0.0%
*   Celgene Corp.                                                102,619  10,361,440       0.3%
*   Centene Corp.                                                 20,944   1,961,824       0.1%
*   Cerner Corp.                                                  37,289   2,517,753       0.1%
*   Charles River Laboratories International, Inc.                 7,143     830,659       0.0%
    Chemed Corp.                                                   2,300     513,889       0.0%
    Cigna Corp.                                                   32,930   6,494,455       0.2%
#*  Clovis Oncology, Inc.                                          6,728     507,089       0.0%
#*  Community Health Systems, Inc.                                13,689      80,765       0.0%
    Computer Programs & Systems, Inc.                              1,145      34,522       0.0%
*   Concert Pharmaceuticals, Inc.                                  2,800      47,740       0.0%
    CONMED Corp.                                                   3,600     187,992       0.0%
    Cooper Cos., Inc. (The)                                        5,856   1,406,963       0.1%
#*  Corcept Therapeutics, Inc.                                     9,081     178,805       0.0%
*   CorVel Corp.                                                   1,800     108,000       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  Cotiviti Holdings, Inc.                                        1,020 $    35,863       0.0%
    CR Bard, Inc.                                                  8,774   2,869,712       0.1%
*   Cross Country Healthcare, Inc.                                 5,300      72,345       0.0%
*   CryoLife, Inc.                                                 3,061      59,536       0.0%
#*  Cumberland Pharmaceuticals, Inc.                               2,792      20,689       0.0%
*   Cutera, Inc.                                                   1,850      72,705       0.0%
    Danaher Corp.                                                 83,111   7,668,652       0.2%
*   DaVita, Inc.                                                  20,640   1,253,674       0.1%
    DENTSPLY SIRONA, Inc.                                         28,253   1,725,411       0.1%
#*  Depomed, Inc.                                                  8,100      39,204       0.0%
#*  DexCom, Inc.                                                  11,386     512,028       0.0%
#*  Diplomat Pharmacy, Inc.                                        2,655      55,888       0.0%
*   Edwards Lifesciences Corp.                                    26,529   2,712,060       0.1%
    Eli Lilly & Co.                                              129,799  10,635,730       0.3%
*   Emergent BioSolutions, Inc.                                    4,598     188,472       0.0%
*   Endo International P.L.C.                                     24,480     156,182       0.0%
    Ensign Group, Inc. (The)                                       6,268     144,665       0.0%
#*  Envision Healthcare Corp.                                     13,925     593,205       0.0%
*   Enzo Biochem, Inc.                                             3,718      36,622       0.0%
#*  Evolent Health, Inc. Class A                                   1,429      23,221       0.0%
#*  Exact Sciences Corp.                                          17,284     950,447       0.0%
*   Exactech, Inc.                                                 1,400      58,590       0.0%
*   Exelixis, Inc.                                                39,633     982,502       0.0%
*   Express Scripts Holding Co.                                   78,195   4,792,572       0.2%
*   FibroGen, Inc.                                                 8,650     483,103       0.0%
*   Five Prime Therapeutics, Inc.                                  3,725     167,104       0.0%
*   Five Star Senior Living, Inc.                                    915       1,373       0.0%
    Gilead Sciences, Inc.                                        171,038  12,821,008       0.4%
*   Globus Medical, Inc. Class A                                  10,657     339,639       0.0%
*   Haemonetics Corp.                                              5,980     284,409       0.0%
*   Halyard Health, Inc.                                           7,033     296,441       0.0%
#*  Hanger, Inc.                                                   3,139      37,354       0.0%
*   Harvard Bioscience, Inc.                                       4,139      13,866       0.0%
*   HCA Healthcare, Inc.                                          38,901   2,942,861       0.1%
#*  HealthEquity, Inc.                                             8,405     422,099       0.0%
    HealthSouth Corp.                                             14,301     659,848       0.0%
*   HealthStream, Inc.                                             2,809      68,708       0.0%
*   Henry Schein, Inc.                                            20,492   1,610,671       0.1%
*   Heska Corp.                                                      628      61,230       0.0%
    Hill-Rom Holdings, Inc.                                        8,528     688,295       0.0%
*   HMS Holdings Corp.                                            10,350     199,134       0.0%
#*  Hologic, Inc.                                                 32,851   1,243,410       0.1%
*   Horizon Pharma P.L.C.                                         15,973     216,594       0.0%
    Humana, Inc.                                                  18,707   4,776,832       0.2%
*   ICU Medical, Inc.                                              2,432     464,755       0.0%
*   IDEXX Laboratories, Inc.                                      11,600   1,927,572       0.1%
*   Illumina, Inc.                                                18,921   3,882,400       0.1%
*   Impax Laboratories, Inc.                                       7,940     144,111       0.0%
*   INC Research Holdings, Inc. Class A                           12,210     697,802       0.0%
*   Incyte Corp.                                                  24,762   2,804,297       0.1%
*   Innoviva, Inc.                                                 9,353     114,481       0.0%
*   Inogen, Inc.                                                   2,436     240,993       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  Insys Therapeutics, Inc.                                       2,202 $    11,340       0.0%
*   Integer Holdings Corp.                                         5,040     244,944       0.0%
#*  Integra LifeSciences Holdings Corp.                            8,200     383,596       0.0%
*   Intuitive Surgical, Inc.                                      14,358   5,389,419       0.2%
#   Invacare Corp.                                                 5,044      78,182       0.0%
#*  Ionis Pharmaceuticals, Inc.                                   17,930   1,023,982       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                    7,746   1,096,291       0.0%
    Johnson & Johnson                                            355,487  49,558,443       1.5%
#*  Juno Therapeutics, Inc.                                        7,969     357,888       0.0%
    Kindred Healthcare, Inc.                                      13,392      81,022       0.0%
*   Laboratory Corp. of America Holdings                          12,484   1,918,916       0.1%
#*  Lannett Co., Inc.                                              2,787      55,461       0.0%
*   Lantheus Holdings, Inc.                                        7,644     152,116       0.0%
    LeMaitre Vascular, Inc.                                        2,283      73,079       0.0%
*   LHC Group, Inc.                                                3,015     201,432       0.0%
*   LifePoint Health, Inc.                                         5,824     280,426       0.0%
#*  Ligand Pharmaceuticals, Inc.                                   1,893     275,148       0.0%
*   LivaNova P.L.C.                                                4,809     355,385       0.0%
    Luminex Corp.                                                  5,316     113,497       0.0%
*   Magellan Health, Inc.                                          2,600     221,780       0.0%
*   Mallinckrodt P.L.C.                                           13,895     440,055       0.0%
*   Masimo Corp.                                                   5,982     524,980       0.0%
    McKesson Corp.                                                27,723   3,822,447       0.1%
#*  Medidata Solutions, Inc.                                       6,892     518,485       0.0%
*   MEDNAX, Inc.                                                  11,228     491,674       0.0%
    Medtronic P.L.C.                                             178,078  14,338,841       0.4%
    Merck & Co., Inc.                                            357,324  19,684,979       0.6%
#   Meridian Bioscience, Inc.                                      8,963     133,997       0.0%
*   Merit Medical Systems, Inc.                                    7,199     273,922       0.0%
*   Mettler-Toledo International, Inc.                             3,400   2,320,942       0.1%
#*  Molina Healthcare, Inc.                                        6,393     433,637       0.0%
#*  Momenta Pharmaceuticals, Inc.                                  4,800      67,680       0.0%
*   Mylan NV                                                      52,201   1,864,098       0.1%
*   Myriad Genetics, Inc.                                          9,000     308,520       0.0%
    National HealthCare Corp.                                      1,000      64,000       0.0%
    National Research Corp. Class A                                  600      22,530       0.0%
    National Research Corp. Class B                                  100       5,393       0.0%
*   Natus Medical, Inc.                                            4,206     178,334       0.0%
#*  Nektar Therapeutics                                           17,556     422,924       0.0%
*   Neogen Corp.                                                   1,511     121,182       0.0%
#*  Neurocrine Biosciences, Inc.                                  10,157     630,851       0.0%
#*  NewLink Genetics Corp.                                         2,512      23,512       0.0%
*   NuVasive, Inc.                                                 6,017     341,344       0.0%
*   Nuvectra Corp.                                                   916      12,833       0.0%
*   Omnicell, Inc.                                                 5,051     251,540       0.0%
#*  OPKO Health, Inc.                                             37,042     249,293       0.0%
*   OraSure Technologies, Inc.                                    10,193     201,312       0.0%
*   Orthofix International NV                                      2,122     114,015       0.0%
#   Owens & Minor, Inc.                                            6,767     166,265       0.0%
#   Patterson Cos., Inc.                                          10,936     404,632       0.0%
#*  PDL BioPharma, Inc.                                           14,616      43,263       0.0%
    PerkinElmer, Inc.                                             13,500     976,320       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#   Perrigo Co. P.L.C.                                            15,742 $ 1,274,945       0.1%
    Pfizer, Inc.                                                 783,269  27,461,411       0.8%
*   PharMerica Corp.                                               6,514     190,860       0.0%
    Phibro Animal Health Corp. Class A                             3,417     128,650       0.0%
#*  Portola Pharmaceuticals, Inc.                                  5,749     284,058       0.0%
*   PRA Health Sciences, Inc.                                      7,026     572,127       0.0%
#*  Premier, Inc. Class A                                          8,307     271,390       0.0%
*   Prestige Brands Holdings, Inc.                                 6,011     281,916       0.0%
*   ProPhase Labs, Inc.                                               94         200       0.0%
*   Providence Service Corp. (The)                                 1,602      89,071       0.0%
#*  Puma Biotechnology, Inc.                                       3,710     472,283       0.0%
*   Quality Systems, Inc.                                          9,893     139,195       0.0%
    Quest Diagnostics, Inc.                                       17,526   1,643,588       0.1%
*   Quidel Corp.                                                   5,538     226,781       0.0%
*   Quintiles IMS Holdings, Inc.                                  18,331   1,981,581       0.1%
*   Quorum Health Corp.                                            3,422      19,574       0.0%
*   RadNet, Inc.                                                   1,992      21,812       0.0%
*   Regeneron Pharmaceuticals, Inc.                               10,167   4,093,438       0.1%
#*  Repligen Corp.                                                 3,600     133,920       0.0%
#   ResMed, Inc.                                                  17,341   1,459,765       0.1%
#*  Retrophin, Inc.                                                4,172     103,758       0.0%
#*  Rigel Pharmaceuticals, Inc.                                    5,853      21,949       0.0%
*   RTI Surgical, Inc.                                             5,843      26,294       0.0%
*   SeaSpine Holdings Corp.                                          866       8,677       0.0%
#*  Seattle Genetics, Inc.                                        13,184     808,311       0.0%
*   Select Medical Holdings Corp.                                 11,059     211,780       0.0%
*   Spectrum Pharmaceuticals, Inc.                                 6,160     120,674       0.0%
    STERIS P.L.C.                                                 11,989   1,118,933       0.1%
    Stryker Corp.                                                 43,271   6,701,380       0.2%
*   Sucampo Pharmaceuticals, Inc. Class A                          3,016      30,160       0.0%
*   Supernus Pharmaceuticals, Inc.                                 7,081     294,570       0.0%
*   Surmodics, Inc.                                                1,400      41,650       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                           2,023     227,426       0.0%
    Teleflex, Inc.                                                 5,973   1,415,482       0.1%
#*  Tenet Healthcare Corp.                                        16,918     241,589       0.0%
#*  TESARO, Inc.                                                   4,472     517,723       0.0%
    Thermo Fisher Scientific, Inc.                                51,807  10,041,751       0.3%
*   Tivity Health, Inc.                                            4,800     222,000       0.0%
*   Triple-S Management Corp. Class B                              2,513      60,337       0.0%
*   United Therapeutics Corp.                                      5,524     655,091       0.0%
    UnitedHealth Group, Inc.                                     127,283  26,757,432       0.8%
    Universal Health Services, Inc. Class B                       11,283   1,158,764       0.1%
    US Physical Therapy, Inc.                                      1,602     108,856       0.0%
    Utah Medical Products, Inc.                                      276      20,810       0.0%
*   Varex Imaging Corp.                                            4,622     158,858       0.0%
#*  Varian Medical Systems, Inc.                                  11,557   1,204,124       0.1%
*   Veeva Systems, Inc. Class A                                   13,939     849,443       0.0%
*   Vertex Pharmaceuticals, Inc.                                  32,352   4,730,833       0.2%
*   VWR Corp.                                                     11,250     372,375       0.0%
*   Waters Corp.                                                   9,800   1,921,290       0.1%
*   WellCare Health Plans, Inc.                                    5,500   1,087,570       0.0%
    West Pharmaceutical Services, Inc.                             9,389     952,045       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------ ------------ ---------------
Health Care -- (Continued)
#*  Xencor, Inc.                                                  2,476 $     48,975       0.0%
    Zimmer Biomet Holdings, Inc.                                 25,089    3,051,324       0.1%
    Zoetis, Inc.                                                 62,223    3,971,072       0.1%
                                                                        ------------      ----
Total Health Care                                                        455,228,403      13.8%
                                                                        ------------      ----
Industrials -- (10.8%)
    3M Co.                                                       78,879   18,157,157       0.6%
#   AAON, Inc.                                                    5,518      193,130       0.0%
    AAR Corp.                                                     3,583      139,343       0.0%
    ABM Industries, Inc.                                          6,430      269,867       0.0%
#*  Acacia Research Corp.                                         4,362       19,629       0.0%
*   ACCO Brands Corp.                                            14,620      190,791       0.0%
    Acme United Corp.                                               400        9,000       0.0%
    Actuant Corp. Class A                                         7,200      183,600       0.0%
    Acuity Brands, Inc.                                           5,582      933,310       0.0%
#   Advanced Drainage Systems, Inc.                               4,700       91,885       0.0%
*   Advisory Board Co. (The)                                      5,814      313,520       0.0%
*   AECOM                                                        20,059      703,269       0.0%
*   Aegion Corp.                                                  6,240      145,330       0.0%
*   Aerojet Rocketdyne Holdings, Inc.                            11,251      355,307       0.0%
*   Aerovironment, Inc.                                           2,727      139,513       0.0%
    AGCO Corp.                                                    8,213      563,165       0.0%
    Air Lease Corp.                                              13,393      581,926       0.0%
*   Air Transport Services Group, Inc.                            8,719      211,000       0.0%
    Alamo Group, Inc.                                             1,990      209,945       0.0%
    Alaska Air Group, Inc.                                       16,164    1,067,309       0.1%
    Albany International Corp. Class A                            4,033      243,392       0.0%
#   Allegiant Travel Co.                                          1,647      224,651       0.0%
    Allegion P.L.C.                                              12,131    1,011,604       0.0%
    Allison Transmission Holdings, Inc.                          19,770      840,027       0.0%
    Altra Industrial Motion Corp.                                 4,206      201,467       0.0%
    AMERCO                                                        1,054      413,843       0.0%
*   Ameresco, Inc. Class A                                        1,700       13,090       0.0%
#   American Airlines Group, Inc.                                69,200    3,239,944       0.1%
    American Railcar Industries, Inc.                             1,606       63,919       0.0%
*   American Woodmark Corp.                                       2,688      259,661       0.0%
    AMETEK, Inc.                                                 28,023    1,891,272       0.1%
    AO Smith Corp.                                               19,664    1,164,109       0.1%
    Apogee Enterprises, Inc.                                      3,751      179,035       0.0%
    Applied Industrial Technologies, Inc.                         4,882      310,739       0.0%
*   ARC Document Solutions, Inc.                                  3,000       13,260       0.0%
    ArcBest Corp.                                                 3,000       97,800       0.0%
    Arconic, Inc.                                                52,200    1,311,264       0.1%
    Argan, Inc.                                                   2,247      154,481       0.0%
*   Armstrong Flooring, Inc.                                      2,667       39,472       0.0%
*   Armstrong World Industries, Inc.                              5,335      272,618       0.0%
    Astec Industries, Inc.                                        2,360      122,602       0.0%
*   Astronics Corp.                                               2,458       84,555       0.0%
#*  Astronics Corp. Class B                                       1,462       50,329       0.0%
*   Atlas Air Worldwide Holdings, Inc.                            3,609      221,412       0.0%
#*  Avis Budget Group, Inc.                                      11,377      469,301       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#*  Axon Enterprise, Inc.                                          5,800 $   133,226       0.0%
    AZZ, Inc.                                                      3,800     181,640       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                             5,834      25,553       0.0%
    Barnes Group, Inc.                                             7,772     505,879       0.0%
    Barrett Business Services, Inc.                                  825      50,152       0.0%
*   Beacon Roofing Supply, Inc.                                    9,026     500,131       0.0%
*   BMC Stock Holdings, Inc.                                       4,948     106,135       0.0%
    Boeing Co. (The)                                              75,795  19,553,594       0.6%
    Brady Corp. Class A                                            6,680     254,174       0.0%
    Briggs & Stratton Corp.                                        4,639     116,903       0.0%
    Brink's Co. (The)                                              6,859     521,970       0.0%
*   Builders FirstSource, Inc.                                    15,878     286,122       0.0%
    BWX Technologies, Inc.                                        12,816     767,935       0.0%
*   CAI International, Inc.                                        1,400      51,828       0.0%
    Carlisle Cos., Inc.                                            8,398     922,352       0.0%
*   Casella Waste Systems, Inc. Class A                            4,538      83,771       0.0%
    Caterpillar, Inc.                                             77,246  10,490,007       0.3%
*   CBIZ, Inc.                                                     5,600      94,920       0.0%
    CECO Environmental Corp.                                       1,246      10,927       0.0%
#   Celadon Group, Inc.                                            3,823      28,099       0.0%
#   CH Robinson Worldwide, Inc.                                   17,200   1,350,716       0.1%
*   Chart Industries, Inc.                                         3,701     160,993       0.0%
#   Chicago Bridge & Iron Co. NV                                  12,665     176,550       0.0%
    Cintas Corp.                                                  10,900   1,624,536       0.1%
    CIRCOR International, Inc.                                     1,580      69,441       0.0%
*   Civeo Corp.                                                   11,400      23,826       0.0%
*   Clean Harbors, Inc.                                            7,136     381,847       0.0%
*   Colfax Corp.                                                  14,328     597,621       0.0%
    Columbus McKinnon Corp.                                        2,000      79,120       0.0%
    Comfort Systems USA, Inc.                                      4,929     218,355       0.0%
*   Command Security Corp.                                         1,531       4,823       0.0%
*   Commercial Vehicle Group, Inc.                                 2,700      21,924       0.0%
*   Continental Building Products, Inc.                            5,343     142,658       0.0%
    Copa Holdings SA Class A                                       4,320     532,181       0.0%
*   Copart, Inc.                                                  28,006   1,016,338       0.0%
#   Covanta Holding Corp.                                         14,735     237,233       0.0%
*   Covenant Transportation Group, Inc. Class A                      779      23,136       0.0%
*   CPI Aerostructures, Inc.                                         541       5,058       0.0%
    CRA International, Inc.                                        1,100      46,486       0.0%
    Crane Co.                                                      7,350     610,932       0.0%
*   CSW Industrials, Inc.                                            344      16,873       0.0%
    CSX Corp.                                                    121,553   6,129,918       0.2%
    Cubic Corp.                                                    2,550     139,103       0.0%
    Cummins, Inc.                                                 20,566   3,637,714       0.1%
    Curtiss-Wright Corp.                                           5,700     674,025       0.0%
    Deere & Co.                                                   35,100   4,664,088       0.2%
    Delta Air Lines, Inc.                                         95,139   4,759,804       0.2%
#   Deluxe Corp.                                                   6,298     438,656       0.0%
#   Donaldson Co., Inc.                                           16,100     760,081       0.0%
    Douglas Dynamics, Inc.                                         3,141     131,765       0.0%
    Dover Corp.                                                   19,380   1,850,596       0.1%
*   Ducommun, Inc.                                                 1,100      36,267       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Dun & Bradstreet Corp. (The)                                     5,076 $   593,029       0.0%
*   DXP Enterprises, Inc.                                            1,275      40,889       0.0%
#*  Dycom Industries, Inc.                                           3,988     350,266       0.0%
    Eastern Co. (The)                                                  600      17,340       0.0%
    Eaton Corp. P.L.C.                                              57,036   4,564,021       0.2%
*   Echo Global Logistics, Inc.                                      2,925      70,346       0.0%
    EMCOR Group, Inc.                                                8,359     672,983       0.0%
    Emerson Electric Co.                                            82,316   5,306,089       0.2%
    Encore Wire Corp.                                                3,200     144,480       0.0%
    EnerSys                                                          6,500     450,905       0.0%
*   Engility Holdings, Inc.                                          2,859      96,263       0.0%
    Ennis, Inc.                                                      2,716      54,727       0.0%
    EnPro Industries, Inc.                                           3,100     259,594       0.0%
#   Equifax, Inc.                                                   14,483   1,571,840       0.1%
    ESCO Technologies, Inc.                                          4,375     253,531       0.0%
    Essendant, Inc.                                                  4,517      43,725       0.0%
*   Esterline Technologies Corp.                                     3,500     331,975       0.0%
#   Expeditors International of Washington, Inc.                    22,436   1,309,814       0.1%
    Exponent, Inc.                                                   3,054     225,538       0.0%
#   Fastenal Co.                                                    35,753   1,679,318       0.1%
    Federal Signal Corp.                                             8,821     188,328       0.0%
    FedEx Corp.                                                     33,306   7,520,828       0.2%
#   Flowserve Corp.                                                 17,034     750,688       0.0%
    Fluor Corp.                                                     17,309     745,845       0.0%
    Forrester Research, Inc.                                         1,137      49,687       0.0%
    Fortive Corp.                                                   40,349   2,915,619       0.1%
    Fortune Brands Home & Security, Inc.                            19,072   1,259,896       0.1%
    Forward Air Corp.                                                4,083     234,528       0.0%
*   Franklin Covey Co.                                               1,500      29,100       0.0%
    Franklin Electric Co., Inc.                                      5,400     245,700       0.0%
    FreightCar America, Inc.                                         1,200      22,464       0.0%
*   FTI Consulting, Inc.                                             5,774     246,838       0.0%
*   Fuel Tech, Inc.                                                  1,700       1,549       0.0%
#   GATX Corp.                                                       4,700     279,227       0.0%
*   Gencor Industries, Inc.                                            600      10,860       0.0%
*   Generac Holdings, Inc.                                           7,928     412,970       0.0%
    General Cable Corp.                                              5,629     117,928       0.0%
    General Dynamics Corp.                                          33,146   6,727,975       0.2%
    General Electric Co.                                         1,136,991  22,921,739       0.7%
*   Genesee & Wyoming, Inc. Class A                                  9,401     674,804       0.0%
*   Gibraltar Industries, Inc.                                       4,240     140,980       0.0%
    Global Brass & Copper Holdings, Inc.                             2,967     103,845       0.0%
#*  Global Power Equipment Group, Inc.                               1,290       5,225       0.0%
*   GMS, Inc.                                                        1,692      57,613       0.0%
*   Goldfield Corp. (The)                                            1,983      11,402       0.0%
    Gorman-Rupp Co. (The)                                            2,441      78,063       0.0%
*   GP Strategies Corp.                                              1,842      53,510       0.0%
    Graco, Inc.                                                      7,222     951,787       0.0%
    Graham Corp.                                                     1,500      28,905       0.0%
    Granite Construction, Inc.                                       4,185     266,543       0.0%
*   Great Lakes Dredge & Dock Corp.                                  6,665      33,992       0.0%
#   Greenbrier Cos., Inc. (The)                                      2,169     113,222       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Griffon Corp.                                                  5,003 $   112,818       0.0%
    H&E Equipment Services, Inc.                                   7,853     258,678       0.0%
    Hardinge, Inc.                                                   700      11,578       0.0%
*   Harsco Corp.                                                  11,788     250,495       0.0%
#*  Hawaiian Holdings, Inc.                                        5,838     195,573       0.0%
*   HC2 Holdings, Inc.                                               900       4,887       0.0%
*   HD Supply Holdings, Inc.                                      25,171     890,802       0.0%
#   Healthcare Services Group, Inc.                                8,963     474,053       0.0%
    Heartland Express, Inc.                                        5,162     110,105       0.0%
#   HEICO Corp.                                                    3,625     328,715       0.0%
    HEICO Corp. Class A                                            7,063     537,494       0.0%
    Heidrick & Struggles International, Inc.                       1,861      46,246       0.0%
*   Herc Holdings, Inc.                                            3,876     187,831       0.0%
    Herman Miller, Inc.                                            7,886     264,970       0.0%
*   Hertz Global Holdings, Inc.                                    7,295     181,427       0.0%
    Hexcel Corp.                                                  11,270     683,976       0.0%
*   Hill International, Inc.                                       4,200      22,260       0.0%
    Hillenbrand, Inc.                                              8,097     320,236       0.0%
    HNI Corp.                                                      5,673     194,130       0.0%
    Honeywell International, Inc.                                 94,545  13,629,607       0.4%
*   Houston Wire & Cable Co.                                       2,370      12,680       0.0%
*   Hub Group, Inc. Class A                                        4,335     187,705       0.0%
    Hubbell, Inc.                                                  6,730     846,769       0.0%
*   Hudson Global, Inc.                                            3,600       5,436       0.0%
    Huntington Ingalls Industries, Inc.                            6,291   1,464,734       0.1%
    Hurco Cos., Inc.                                                 883      39,514       0.0%
*   Huron Consulting Group, Inc.                                   2,384      87,254       0.0%
    Hyster-Yale Materials Handling, Inc.                           1,066      83,670       0.0%
*   ICF International, Inc.                                        1,750      93,975       0.0%
    IDEX Corp.                                                     9,841   1,261,715       0.1%
*   IES Holdings, Inc.                                               858      16,045       0.0%
    Illinois Tool Works, Inc.                                     40,302   6,308,069       0.2%
    Ingersoll-Rand P.L.C.                                         33,095   2,932,217       0.1%
*   InnerWorkings, Inc.                                            5,543      60,308       0.0%
*   Innovative Solutions & Support, Inc.                           1,906       6,175       0.0%
    Insperity, Inc.                                                2,827     268,282       0.0%
    Insteel Industries, Inc.                                       2,000      51,100       0.0%
    Interface, Inc.                                               12,469     284,293       0.0%
*   Intersections, Inc.                                            1,231       3,041       0.0%
    ITT, Inc.                                                     10,889     507,863       0.0%
    Jacobs Engineering Group, Inc.                                16,146     939,859       0.0%
    JB Hunt Transport Services, Inc.                              11,257   1,197,632       0.1%
*   JetBlue Airways Corp.                                         44,120     844,898       0.0%
#   John Bean Technologies Corp.                                   4,198     448,766       0.0%
    Johnson Controls International P.L.C.                        122,217   5,058,562       0.2%
    Kadant, Inc.                                                   1,300     147,680       0.0%
    Kaman Corp.                                                    3,749     209,719       0.0%
    Kansas City Southern                                          12,659   1,319,321       0.1%
    KAR Auction Services, Inc.                                    19,875     940,684       0.0%
#   KBR, Inc.                                                     20,590     404,182       0.0%
    Kelly Services, Inc. Class A                                   6,029     158,623       0.0%
#   Kennametal, Inc.                                              11,431     498,963       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Industrials -- (Continued)
*   Key Technology, Inc.                                            744 $    12,514       0.0%
    Kforce, Inc.                                                  3,290      68,926       0.0%
    Kimball International, Inc. Class B                           5,500     105,435       0.0%
#*  Kirby Corp.                                                   6,685     473,632       0.0%
*   KLX, Inc.                                                     6,951     381,332       0.0%
#*  Knight-Swift Transportation Holdings, Inc.                   15,907     659,345       0.0%
    Knoll, Inc.                                                   5,103     108,286       0.0%
    Korn/Ferry International                                      6,571     274,865       0.0%
*   Kratos Defense & Security Solutions, Inc.                     3,728      44,885       0.0%
    L3 Technologies, Inc.                                         9,787   1,831,931       0.1%
    Landstar System, Inc.                                         5,210     514,487       0.0%
*   Lawson Products, Inc.                                           649      16,322       0.0%
#*  Layne Christensen Co.                                         1,700      22,457       0.0%
    LB Foster Co. Class A                                           581      14,467       0.0%
#   Lennox International, Inc.                                    5,200     993,876       0.0%
    Lincoln Electric Holdings, Inc.                               8,460     775,528       0.0%
#   Lindsay Corp.                                                 1,349     123,514       0.0%
    Lockheed Martin Corp.                                        33,975  10,469,736       0.3%
    LSC Communications, Inc.                                      3,156      51,064       0.0%
    LSI Industries, Inc.                                          2,400      16,680       0.0%
*   Lydall, Inc.                                                  2,505     144,789       0.0%
    Macquarie Infrastructure Corp.                               10,514     731,249       0.0%
*   Manitowoc Co., Inc. (The)                                    28,845     274,604       0.0%
    ManpowerGroup, Inc.                                           8,643   1,065,509       0.1%
    Marten Transport, Ltd.                                        5,596     109,961       0.0%
    Masco Corp.                                                  41,826   1,665,511       0.1%
*   Masonite International Corp.                                  3,796     254,712       0.0%
*   MasTec, Inc.                                                  7,800     339,690       0.0%
    Matson, Inc.                                                  5,500     149,765       0.0%
    Matthews International Corp. Class A                          3,280     206,148       0.0%
    Maxar Technologies, Ltd.                                      2,312     146,350       0.0%
    McGrath RentCorp                                              2,486     111,124       0.0%
*   Mercury Systems, Inc.                                         4,602     232,263       0.0%
*   Meritor, Inc.                                                14,164     368,406       0.0%
#*  Middleby Corp. (The)                                          7,043     816,284       0.0%
*   Milacron Holdings Corp.                                       3,539      63,525       0.0%
    Miller Industries, Inc.                                       1,421      40,143       0.0%
*   Mistras Group, Inc.                                           1,002      21,052       0.0%
    Mobile Mini, Inc.                                             7,093     234,778       0.0%
*   Moog, Inc. Class A                                            3,953     346,915       0.0%
*   MRC Global, Inc.                                              9,795     167,984       0.0%
    MSA Safety, Inc.                                              4,181     332,389       0.0%
    MSC Industrial Direct Co., Inc. Class A                       5,817     482,229       0.0%
    Mueller Industries, Inc.                                      5,800     201,550       0.0%
    Mueller Water Products, Inc. Class A                         31,833     380,086       0.0%
    Multi-Color Corp.                                             2,739     226,515       0.0%
*   MYR Group, Inc.                                               2,509      80,012       0.0%
    National Presto Industries, Inc.                                737      86,155       0.0%
*   Navigant Consulting, Inc.                                     4,323      74,831       0.0%
*   Navistar International Corp.                                  7,388     312,586       0.0%
*   NCI Building Systems, Inc.                                    3,774      60,195       0.0%
    Nielsen Holdings P.L.C.                                      45,211   1,675,972       0.1%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Industrials -- (Continued)
*   NL Industries, Inc.                                           3,428 $   44,564       0.0%
    NN, Inc.                                                      4,940    145,977       0.0%
    Nordson Corp.                                                 6,470    819,684       0.0%
    Norfolk Southern Corp.                                       36,940  4,854,655       0.2%
    Northrop Grumman Corp.                                       21,419  6,329,957       0.2%
#*  NOW, Inc.                                                    11,296    141,426       0.0%
*   NV5 Global, Inc.                                              1,450     84,245       0.0%
    Old Dominion Freight Line, Inc.                               7,900    956,927       0.0%
    Omega Flex, Inc.                                                302     19,476       0.0%
*   On Assignment, Inc.                                           5,785    354,158       0.0%
    Orbital ATK, Inc.                                             7,415    985,676       0.0%
*   Orion Group Holdings, Inc.                                    2,500     18,000       0.0%
    Oshkosh Corp.                                                 9,200    842,352       0.0%
    Owens Corning                                                13,944  1,153,029       0.1%
    PACCAR, Inc.                                                 44,385  3,183,736       0.1%
*   PAM Transportation Services, Inc.                               235      6,878       0.0%
    Park-Ohio Holdings Corp.                                      1,300     61,295       0.0%
    Parker-Hannifin Corp.                                        17,426  3,182,162       0.1%
*   Patrick Industries, Inc.                                      2,193    203,949       0.0%
*   Pendrell Corp.                                                1,212      7,854       0.0%
    Pentair P.L.C.                                               22,197  1,564,001       0.1%
*   Perma-Pipe International Holdings, Inc.                       1,091      9,110       0.0%
*   PGT Innovations, Inc.                                         7,509    105,877       0.0%
    Pitney Bowes, Inc.                                           24,413    335,435       0.0%
*   Ply Gem Holdings, Inc.                                        1,394     23,559       0.0%
    Powell Industries, Inc.                                         700     20,286       0.0%
    Primoris Services Corp.                                       3,853    108,924       0.0%
#*  Proto Labs, Inc.                                              4,110    358,597       0.0%
    Quad/Graphics, Inc.                                           2,303     52,485       0.0%
    Quanex Building Products Corp.                                3,800     83,410       0.0%
*   Quanta Services, Inc.                                        20,101    758,411       0.0%
    Raven Industries, Inc.                                        5,746    193,353       0.0%
    Raytheon Co.                                                 37,773  6,806,695       0.2%
*   RBC Bearings, Inc.                                            3,951    489,213       0.0%
*   RCM Technologies, Inc.                                          395      2,338       0.0%
    Regal Beloit Corp.                                            4,771    387,167       0.0%
    Republic Services, Inc.                                      31,237  2,032,592       0.1%
    Resources Connection, Inc.                                    4,266     67,190       0.0%
*   Rexnord Corp.                                                15,137    386,296       0.0%
*   Roadrunner Transportation Systems, Inc.                       1,537     13,526       0.0%
    Robert Half International, Inc.                              17,753    919,073       0.0%
    Rockwell Automation, Inc.                                    16,220  3,257,300       0.1%
    Rockwell Collins, Inc.                                       20,102  2,725,831       0.1%
#   Rollins, Inc.                                                12,600    553,266       0.0%
    Roper Technologies, Inc.                                     13,244  3,419,203       0.1%
*   RPX Corp.                                                     7,128     92,807       0.0%
    RR Donnelley & Sons Co.                                       8,417     77,436       0.0%
*   Rush Enterprises, Inc. Class A                                4,816    244,556       0.0%
    Ryder System, Inc.                                            6,304    511,128       0.0%
*   Saia, Inc.                                                    4,202    272,290       0.0%
#*  Sensata Technologies Holding NV                              22,023  1,077,145       0.1%
*   SIFCO Industries, Inc.                                          100        730       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Simpson Manufacturing Co., Inc.                                6,128 $   341,575       0.0%
#*  SiteOne Landscape Supply, Inc.                                 4,819     306,055       0.0%
    SkyWest, Inc.                                                  4,969     234,040       0.0%
#   Snap-on, Inc.                                                  6,986   1,102,251       0.1%
    Southwest Airlines Co.                                        81,139   4,370,147       0.2%
*   SP Plus Corp.                                                  2,343      90,791       0.0%
    Spartan Motors, Inc.                                           3,375      54,506       0.0%
*   Sparton Corp.                                                    400       9,316       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                     17,100   1,369,710       0.1%
#*  Spirit Airlines, Inc.                                          8,251     306,030       0.0%
*   SPX Corp.                                                      7,521     220,290       0.0%
*   SPX FLOW, Inc.                                                 5,735     236,454       0.0%
    Standex International Corp.                                    1,820     188,461       0.0%
    Stanley Black & Decker, Inc.                                  19,797   3,198,205       0.1%
    Steelcase, Inc. Class A                                       13,910     202,390       0.0%
#*  Stericycle, Inc.                                              10,328     731,739       0.0%
*   Sterling Construction Co., Inc.                                1,440      25,704       0.0%
    Sun Hydraulics Corp.                                           3,335     191,863       0.0%
#*  Team, Inc.                                                     2,701      33,222       0.0%
*   Teledyne Technologies, Inc.                                    3,700     628,852       0.0%
    Tennant Co.                                                    3,010     208,743       0.0%
    Terex Corp.                                                   13,631     642,156       0.0%
    Tetra Tech, Inc.                                               8,557     421,432       0.0%
*   Textainer Group Holdings, Ltd.                                 2,100      41,055       0.0%
    Textron, Inc.                                                 32,323   1,704,715       0.1%
*   Thermon Group Holdings, Inc.                                   2,619      56,335       0.0%
    Timken Co. (The)                                               8,560     403,604       0.0%
    Titan International, Inc.                                     10,655     103,780       0.0%
*   Titan Machinery, Inc.                                          1,496      22,275       0.0%
    Toro Co. (The)                                                13,600     854,760       0.0%
#   TransDigm Group, Inc.                                          6,517   1,808,467       0.1%
*   TransUnion                                                    19,186   1,007,073       0.0%
*   Trex Co., Inc.                                                 4,816     527,111       0.0%
*   TriMas Corp.                                                   6,804     180,646       0.0%
*   TriNet Group, Inc.                                             4,241     147,248       0.0%
    Trinity Industries, Inc.                                      19,000     617,880       0.0%
    Triton International, Ltd.                                     3,192     127,361       0.0%
#   Triumph Group, Inc.                                            9,229     286,560       0.0%
*   TrueBlue, Inc.                                                 6,946     188,237       0.0%
*   Tutor Perini Corp.                                             3,160      89,112       0.0%
*   Twin Disc, Inc.                                                  668      14,262       0.0%
*   Ultralife Corp.                                                2,100      15,750       0.0%
    UniFirst Corp.                                                 1,640     258,300       0.0%
    Union Pacific Corp.                                          105,247  12,186,550       0.4%
*   United Continental Holdings, Inc.                             39,907   2,333,761       0.1%
    United Parcel Service, Inc. Class B                           89,952  10,572,059       0.3%
*   United Rentals, Inc.                                          10,912   1,543,830       0.1%
    United Technologies Corp.                                     99,846  11,957,557       0.4%
#*  Univar, Inc.                                                  11,753     349,652       0.0%
    Universal Forest Products, Inc.                                1,900     214,510       0.0%
    Universal Logistics Holdings, Inc.                               888      19,181       0.0%
    US Ecology, Inc.                                               3,770     179,263       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Industrials -- (Continued)
*   USA Truck, Inc.                                                1,235 $     17,414       0.0%
#*  USG Corp.                                                     10,369      355,968       0.0%
    Valmont Industries, Inc.                                       2,900      460,810       0.0%
*   Vectrus, Inc.                                                  1,092       33,317       0.0%
*   Verisk Analytics, Inc.                                        19,810    1,684,840       0.1%
*   Veritiv Corp.                                                    831       26,717       0.0%
    Viad Corp.                                                     3,896      226,163       0.0%
*   Vicor Corp.                                                    1,200       25,860       0.0%
*   Virco Manufacturing Corp.                                      1,718        9,707       0.0%
    VSE Corp.                                                      1,600       78,560       0.0%
#   Wabash National Corp.                                          6,947      156,307       0.0%
*   WABCO Holdings, Inc.                                           7,200    1,062,504       0.1%
#   Wabtec Corp.                                                  11,456      876,384       0.0%
    Waste Management, Inc.                                        56,793    4,666,681       0.2%
#   Watsco, Inc.                                                   3,890      647,957       0.0%
    Watts Water Technologies, Inc. Class A                         3,317      223,566       0.0%
#*  Welbilt, Inc.                                                 19,164      422,758       0.0%
#   Werner Enterprises, Inc.                                       7,998      285,129       0.0%
*   Wesco Aircraft Holdings, Inc.                                  7,013       63,468       0.0%
*   WESCO International, Inc.                                      5,771      364,439       0.0%
*   Willis Lease Finance Corp.                                       400       10,036       0.0%
    Woodward, Inc.                                                 6,716      519,348       0.0%
#   WW Grainger, Inc.                                              6,800    1,344,360       0.1%
#*  XPO Logistics, Inc.                                           14,818    1,027,628       0.1%
    Xylem, Inc.                                                   22,233    1,479,161       0.1%
*   YRC Worldwide, Inc.                                            3,260       43,912       0.0%
                                                                         ------------      ----
Total Industrials                                                         370,999,387      11.2%
                                                                         ------------      ----
Information Technology -- (23.5%)
#*  3D Systems Corp.                                              10,300      127,514       0.0%
    Accenture P.L.C. Class A                                      80,779   11,499,698       0.4%
*   ACI Worldwide, Inc.                                           19,848      477,940       0.0%
    Activision Blizzard, Inc.                                     92,387    6,050,425       0.2%
*   Actua Corp.                                                    3,900       60,255       0.0%
*   Acxiom Corp.                                                   9,839      247,549       0.0%
*   ADDvantage Technologies Group, Inc.                              400          584       0.0%
*   Adobe Systems, Inc.                                           64,520   11,301,323       0.4%
    ADTRAN, Inc.                                                   5,562      117,358       0.0%
*   Advanced Energy Industries, Inc.                               6,244      528,992       0.0%
#*  Advanced Micro Devices, Inc.                                 104,291    1,145,637       0.0%
*   Agilysys, Inc.                                                 2,000       24,540       0.0%
*   Akamai Technologies, Inc.                                     21,069    1,100,855       0.0%
    Alliance Data Systems Corp.                                    6,588    1,473,933       0.1%
*   Alpha & Omega Semiconductor, Ltd.                              1,918       35,349       0.0%
*   Alphabet, Inc. Class A                                        39,354   40,654,256       1.2%
*   Alphabet, Inc. Class C                                        41,216   41,901,834       1.3%
#*  Ambarella, Inc.                                                  309       17,440       0.0%
    Amdocs, Ltd.                                                  17,972    1,169,977       0.1%
    American Software, Inc. Class A                                2,676       33,209       0.0%
*   Amkor Technology, Inc.                                        20,848      241,211       0.0%
    Amphenol Corp. Class A                                        38,428    3,343,236       0.1%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Information Technology -- (Continued)
    Analog Devices, Inc.                                          48,209 $  4,401,482       0.1%
*   Anixter International, Inc.                                    4,870      334,569       0.0%
*   ANSYS, Inc.                                                   11,392    1,557,400       0.1%
    Apple, Inc.                                                  650,343  109,933,981       3.3%
    Applied Materials, Inc.                                      140,692    7,939,250       0.3%
#*  Applied Optoelectronics, Inc.                                  1,642       66,895       0.0%
*   Arista Networks, Inc.                                          5,686    1,136,575       0.0%
*   ARRIS International P.L.C.                                    23,050      656,925       0.0%
*   Arrow Electronics, Inc.                                       11,300      944,567       0.0%
*   Aspen Technology, Inc.                                        11,112      716,946       0.0%
#*  Atlassian Corp. P.L.C. Class A                                10,726      518,817       0.0%
*   Autodesk, Inc.                                                26,206    3,274,702       0.1%
    Automatic Data Processing, Inc.                               57,942    6,736,337       0.2%
*   Aviat Networks, Inc.                                             506        8,400       0.0%
#*  Avid Technology, Inc.                                          3,971       17,631       0.0%
    Avnet, Inc.                                                   16,772      667,526       0.0%
    AVX Corp.                                                      6,815      128,395       0.0%
*   Aware, Inc.                                                    2,752       12,797       0.0%
*   Axcelis Technologies, Inc.                                     6,777      222,963       0.0%
#   Badger Meter, Inc.                                             4,800      210,240       0.0%
*   Bankrate, Inc.                                                 3,008       41,811       0.0%
*   Barracuda Networks, Inc.                                       7,278      169,650       0.0%
*   Bazaarvoice, Inc.                                             12,394       59,801       0.0%
    Bel Fuse, Inc. Class B                                         1,175       38,011       0.0%
    Belden, Inc.                                                   5,549      443,421       0.0%
*   Benchmark Electronics, Inc.                                    6,470      200,246       0.0%
    Black Box Corp.                                                2,047        6,346       0.0%
*   Black Knight, Inc.                                            12,371      561,025       0.0%
#   Blackbaud, Inc.                                                7,414      751,038       0.0%
*   Blackhawk Network Holdings, Inc.                               8,506      288,779       0.0%
*   Blucora, Inc.                                                  5,747      124,710       0.0%
    Booz Allen Hamilton Holding Corp.                             20,028      756,858       0.0%
*   Bottomline Technologies de, Inc.                               3,763      122,523       0.0%
    Broadcom, Ltd.                                                53,837   14,208,123       0.4%
    Broadridge Financial Solutions, Inc.                          14,590    1,253,573       0.1%
    Brocade Communications Systems, Inc.                          57,223      666,648       0.0%
    Brooks Automation, Inc.                                        8,686      298,712       0.0%
    CA, Inc.                                                      37,007    1,198,287       0.1%
    Cabot Microelectronics Corp.                                   4,000      386,680       0.0%
*   CACI International, Inc. Class A                               3,815      548,406       0.0%
*   Cadence Design Systems, Inc.                                  36,622    1,580,606       0.1%
*   CalAmp Corp.                                                   5,287      120,174       0.0%
*   Calix, Inc.                                                    3,886       21,373       0.0%
#*  Carbonite, Inc.                                                6,862      155,767       0.0%
*   Cardtronics P.L.C. Class A                                     5,453      124,874       0.0%
#*  Cars.com, Inc.                                                12,288      292,700       0.0%
    Cass Information Systems, Inc.                                 1,518       97,911       0.0%
#*  Cavium, Inc.                                                   9,743      672,170       0.0%
    CDK Global, Inc.                                              16,506    1,049,121       0.0%
    CDW Corp.                                                     18,056    1,263,920       0.1%
*   Ceva, Inc.                                                     3,116      150,503       0.0%
#*  Ciena Corp.                                                   18,046      383,838       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Cimpress NV                                                    3,505 $   382,536       0.0%
#*  Cirrus Logic, Inc.                                             7,925     443,800       0.0%
    Cisco Systems, Inc.                                          652,305  22,276,216       0.7%
*   Citrix Systems, Inc.                                          19,517   1,612,299       0.1%
*   Clearfield, Inc.                                                 574       7,864       0.0%
    Cognex Corp.                                                  11,136   1,371,398       0.1%
    Cognizant Technology Solutions Corp. Class A                  76,135   5,761,135       0.2%
*   Coherent, Inc.                                                 3,248     853,282       0.0%
    Cohu, Inc.                                                     3,310      85,398       0.0%
#*  CommerceHub, Inc. Series A                                     1,456      32,512       0.0%
*   CommerceHub, Inc. Series C                                     2,912      62,113       0.0%
*   CommScope Holding Co., Inc.                                   24,825     797,875       0.0%
    Communications Systems, Inc.                                   1,155       5,001       0.0%
    Computer Task Group, Inc.                                      1,400       7,056       0.0%
    Comtech Telecommunications Corp.                               6,494     139,686       0.0%
*   Conduent, Inc.                                                23,477     363,424       0.0%
#*  Control4 Corp.                                                 4,282     126,105       0.0%
    Convergys Corp.                                               11,700     301,041       0.0%
*   CoreLogic, Inc.                                               11,749     551,028       0.0%
    Corning, Inc.                                                125,954   3,943,620       0.1%
#*  CoStar Group, Inc.                                             4,333   1,281,485       0.1%
*   Cray, Inc.                                                     5,750     118,737       0.0%
#*  Cree, Inc.                                                    12,370     441,609       0.0%
    CSG Systems International, Inc.                                4,900     207,466       0.0%
    CSRA, Inc.                                                    21,932     701,605       0.0%
    CTS Corp.                                                      5,571     151,531       0.0%
#*  CyberOptics Corp.                                              1,199      17,266       0.0%
#   Cypress Semiconductor Corp.                                   45,797     726,340       0.0%
    Daktronics, Inc.                                               4,150      42,621       0.0%
*   Dell Technologies, Inc. Class V                               24,894   2,060,476       0.1%
*   DHI Group, Inc.                                                4,237       9,321       0.0%
#   Diebold Nixdorf, Inc.                                          9,200     177,560       0.0%
*   Digi International, Inc.                                       2,040      21,216       0.0%
*   Diodes, Inc.                                                   6,555     225,099       0.0%
    Dolby Laboratories, Inc. Class A                               7,903     457,900       0.0%
*   DSP Group, Inc.                                                3,109      41,661       0.0%
    DST Systems, Inc.                                              8,186     479,863       0.0%
    DXC Technology Co.                                            36,764   3,364,641       0.1%
#*  Eastman Kodak Co.                                                399       2,135       0.0%
*   eBay, Inc.                                                   132,294   4,979,546       0.2%
#   Ebix, Inc.                                                     2,616     177,757       0.0%
*   EchoStar Corp. Class A                                         7,945     444,523       0.0%
*   Edgewater Technology, Inc.                                     1,000       6,510       0.0%
*   Electro Scientific Industries, Inc.                            2,430      43,473       0.0%
*   Electronic Arts, Inc.                                         40,040   4,788,784       0.2%
*   Electronics for Imaging, Inc.                                  6,167     190,314       0.0%
#*  Ellie Mae, Inc.                                                5,300     476,735       0.0%
#*  eMagin Corp.                                                   2,210       4,752       0.0%
*   Emcore Corp.                                                     827       6,823       0.0%
    Entegris, Inc.                                                20,172     660,633       0.0%
#*  Envestnet, Inc.                                                3,212     171,521       0.0%
*   EPAM Systems, Inc.                                             7,536     686,906       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   ePlus, Inc.                                                    2,095 $   200,282       0.0%
*   Etsy, Inc.                                                     5,860      97,862       0.0%
*   Euronet Worldwide, Inc.                                        6,400     618,496       0.0%
*   Everi Holdings, Inc.                                           5,930      49,160       0.0%
*   ExlService Holdings, Inc.                                      4,142     258,544       0.0%
*   Extreme Networks, Inc.                                        15,841     190,092       0.0%
*   F5 Networks, Inc.                                              8,448   1,024,489       0.0%
*   Fabrinet                                                       5,460     203,003       0.0%
*   Facebook, Inc. Class A                                       314,080  56,553,245       1.7%
    Fair Isaac Corp.                                               4,225     613,301       0.0%
*   FARO Technologies, Inc.                                        2,100     108,780       0.0%
    Fidelity National Information Services, Inc.                  41,873   3,884,139       0.1%
#*  Finisar Corp.                                                 14,575     343,095       0.0%
*   FireEye, Inc.                                                 13,300     225,036       0.0%
#*  First Data Corp. Class A                                      41,938     746,916       0.0%
*   First Solar, Inc.                                             10,039     550,338       0.0%
*   Fiserv, Inc.                                                  28,070   3,633,100       0.1%
#*  Fitbit, Inc. Class A                                           4,204      25,813       0.0%
*   FleetCor Technologies, Inc.                                   12,033   1,988,694       0.1%
*   Flex, Ltd.                                                    69,859   1,243,490       0.1%
    FLIR Systems, Inc.                                            19,256     901,566       0.0%
*   FormFactor, Inc.                                              14,792     269,214       0.0%
*   Fortinet, Inc.                                                20,161     794,545       0.0%
*   Frequency Electronics, Inc.                                      798       7,421       0.0%
*   Gartner, Inc.                                                 11,802   1,478,909       0.1%
    Genpact, Ltd.                                                 19,693     599,652       0.0%
    Global Payments, Inc.                                         20,367   2,117,150       0.1%
#*  Globant SA                                                     1,246      46,999       0.0%
*   Glu Mobile, Inc.                                               1,098       4,403       0.0%
#*  GoDaddy, Inc. Class A                                         15,820     738,794       0.0%
#*  GrubHub, Inc.                                                 10,957     668,596       0.0%
*   GSE Systems, Inc.                                              1,745       6,108       0.0%
*   GSI Technology, Inc.                                           2,032      14,061       0.0%
*   GTT Communications, Inc.                                       5,314     193,695       0.0%
#*  Guidewire Software, Inc.                                      10,435     834,591       0.0%
    Hackett Group, Inc. (The)                                      5,500      84,920       0.0%
#*  Harmonic, Inc.                                                10,205      37,759       0.0%
    Harris Corp.                                                  15,354   2,139,119       0.1%
    Hewlett Packard Enterprise Co.                               216,828   3,018,246       0.1%
    HP, Inc.                                                     223,228   4,810,563       0.2%
*   IAC/InterActiveCorp                                            9,568   1,234,750       0.1%
*   ID Systems, Inc.                                               1,700      12,665       0.0%
*   IEC Electronics Corp.                                            638       2,874       0.0%
*   II-VI, Inc.                                                    6,993     316,084       0.0%
#*  Immersion Corp.                                                  433       3,499       0.0%
#*  Infinera Corp.                                                23,990     200,796       0.0%
*   Innodata, Inc.                                                 2,754       3,580       0.0%
*   Insight Enterprises, Inc.                                      4,020     181,101       0.0%
*   Integrated Device Technology, Inc.                            17,881     555,563       0.0%
    Intel Corp.                                                  615,014  27,976,987       0.9%
    InterDigital, Inc.                                             4,500     330,075       0.0%
#*  Internap Corp.                                                 7,852      36,512       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    International Business Machines Corp.                        116,779 $17,990,973       0.6%
*   Intevac, Inc.                                                  2,384      20,026       0.0%
*   IntriCon Corp.                                                   800       9,000       0.0%
    Intuit, Inc.                                                  30,714   4,638,428       0.2%
*   IPG Photonics Corp.                                            4,920   1,047,517       0.0%
*   Iteris, Inc.                                                     600       4,146       0.0%
*   Itron, Inc.                                                    6,999     546,972       0.0%
*   IXYS Corp.                                                     2,391      59,058       0.0%
#   j2 Global, Inc.                                                6,183     458,408       0.0%
    Jabil, Inc.                                                   21,394     605,022       0.0%
    Jack Henry & Associates, Inc.                                 10,190   1,122,225       0.0%
    Juniper Networks, Inc.                                        44,530   1,105,680       0.0%
*   Kemet Corp.                                                    8,818     226,534       0.0%
*   Key Tronic Corp.                                                 749       5,640       0.0%
*   Keysight Technologies, Inc.                                   25,991   1,161,018       0.1%
*   Kimball Electronics, Inc.                                      1,875      41,250       0.0%
    KLA-Tencor Corp.                                              18,912   2,059,328       0.1%
#*  Knowles Corp.                                                  9,690     160,466       0.0%
#*  Kopin Corp.                                                    8,696      30,523       0.0%
*   Kulicke & Soffa Industries, Inc.                               8,552     193,703       0.0%
*   KVH Industries, Inc.                                           2,000      23,100       0.0%
    Lam Research Corp.                                            20,620   4,300,713       0.1%
*   Lattice Semiconductor Corp.                                   18,052     105,604       0.0%
*   Leaf Group, Ltd.                                                 553       3,899       0.0%
    Leidos Holdings, Inc.                                         18,055   1,128,799       0.0%
*   Liquidity Services, Inc.                                         652       3,716       0.0%
#   Littelfuse, Inc.                                               3,409     712,481       0.0%
    LogMeIn, Inc.                                                  7,314     885,360       0.0%
#*  Lumentum Holdings, Inc.                                        7,931     500,843       0.0%
*   Luxoft Holding, Inc.                                           2,013      93,705       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                      4,158     169,979       0.0%
#*  MagnaChip Semiconductor Corp.                                  2,100      21,735       0.0%
#*  Manhattan Associates, Inc.                                     8,776     367,363       0.0%
    ManTech International Corp. Class A                            3,538     164,199       0.0%
*   Marchex, Inc. Class B                                          3,183       9,867       0.0%
    Marvell Technology Group, Ltd.                                53,022     979,316       0.0%
    Mastercard, Inc. Class A                                     124,258  18,485,863       0.6%
#*  Match Group, Inc.                                             10,128     270,823       0.0%
    Maxim Integrated Products, Inc.                               35,287   1,853,979       0.1%
    MAXIMUS, Inc.                                                  8,503     564,854       0.0%
#*  MaxLinear, Inc.                                                9,642     235,940       0.0%
*   Maxwell Technologies, Inc.                                       703       3,388       0.0%
#   Mesa Laboratories, Inc.                                          300      47,835       0.0%
    Methode Electronics, Inc.                                      5,669     265,876       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                 8,354     291,805       0.0%
#   Microchip Technology, Inc.                                    29,598   2,805,890       0.1%
*   Micron Technology, Inc.                                      151,307   6,704,413       0.2%
*   Microsemi Corp.                                               16,596     885,729       0.0%
    Microsoft Corp.                                              969,202  80,618,222       2.5%
*   MicroStrategy, Inc. Class A                                    1,168     154,480       0.0%
    MKS Instruments, Inc.                                          6,435     699,163       0.0%
*   ModusLink Global Solutions, Inc.                               5,100       9,282       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  MoneyGram International, Inc.                                  1,383 $    21,506       0.0%
    Monolithic Power Systems, Inc.                                 4,632     563,575       0.0%
    Monotype Imaging Holdings, Inc.                                4,300      99,115       0.0%
    Motorola Solutions, Inc.                                      19,841   1,796,404       0.1%
    MTS Systems Corp.                                              3,390     176,449       0.0%
*   Nanometrics, Inc.                                              6,070     171,599       0.0%
#   National Instruments Corp.                                    14,365     646,425       0.0%
*   NCR Corp.                                                     16,791     538,823       0.0%
#*  NeoPhotonics Corp.                                             3,780      19,694       0.0%
#   NetApp, Inc.                                                  35,539   1,578,642       0.1%
*   NETGEAR, Inc.                                                  3,951     184,314       0.0%
*   Netscout Systems, Inc.                                        11,014     312,798       0.0%
    NIC, Inc.                                                      8,518     144,806       0.0%
*   Novanta, Inc.                                                  4,534     214,458       0.0%
*   Nuance Communications, Inc.                                   33,216     489,604       0.0%
*   Numerex Corp. Class A                                            700       2,793       0.0%
    NVIDIA Corp.                                                  78,523  16,239,342       0.5%
#*  Oclaro, Inc.                                                  16,500     136,455       0.0%
*   ON Semiconductor Corp.                                        51,612   1,100,368       0.0%
*   Optical Cable Corp.                                            1,300       3,185       0.0%
    Oracle Corp.                                                 410,180  20,878,162       0.6%
*   OSI Systems, Inc.                                              2,078     183,654       0.0%
#*  Palo Alto Networks, Inc.                                      11,581   1,704,723       0.1%
*   PAR Technology Corp.                                           1,750      19,145       0.0%
    Park Electrochemical Corp.                                     2,544      48,031       0.0%
    Paychex, Inc.                                                 40,914   2,609,904       0.1%
#*  Paycom Software, Inc.                                          5,622     462,128       0.0%
#*  Paylocity Holding Corp.                                        2,695     143,940       0.0%
*   PayPal Holdings, Inc.                                        149,346  10,836,546       0.3%
    PC Connection, Inc.                                            1,900      51,300       0.0%
    PC-Tel, Inc.                                                   2,700      17,955       0.0%
*   PCM, Inc.                                                      1,468      20,625       0.0%
#*  PDF Solutions, Inc.                                            3,109      45,547       0.0%
    Pegasystems, Inc.                                              4,961     289,226       0.0%
*   Perceptron, Inc.                                                 528       4,034       0.0%
*   Perficient, Inc.                                               2,556      49,714       0.0%
*   Photronics, Inc.                                               5,488      53,234       0.0%
    Plantronics, Inc.                                              4,499     204,075       0.0%
*   Plexus Corp.                                                   3,889     238,901       0.0%
    Power Integrations, Inc.                                       4,366     350,808       0.0%
*   PRGX Global, Inc.                                              2,100      15,855       0.0%
    Progress Software Corp.                                        6,750     285,727       0.0%
#*  Proofpoint, Inc.                                               5,684     525,258       0.0%
*   PTC, Inc.                                                     14,595     969,838       0.0%
    QAD, Inc. Class A                                                739      27,343       0.0%
    QAD, Inc. Class B                                                184       5,428       0.0%
#*  Qorvo, Inc.                                                   16,501   1,250,941       0.1%
    QUALCOMM, Inc.                                               190,935   9,739,594       0.3%
*   Qualys, Inc.                                                   2,750     145,475       0.0%
*   QuinStreet, Inc.                                               2,500      22,250       0.0%
*   Qumu Corp.                                                     1,254       3,950       0.0%
*   Radisys Corp.                                                  2,460       3,247       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Rambus, Inc.                                                  11,313 $   166,414       0.0%
*   RealNetworks, Inc.                                             3,050      14,396       0.0%
*   RealPage, Inc.                                                 7,054     305,438       0.0%
*   Red Hat, Inc.                                                 22,417   2,708,646       0.1%
    Reis, Inc.                                                     1,130      20,623       0.0%
*   Rogers Corp.                                                   2,468     375,333       0.0%
*   Rosetta Stone, Inc.                                            1,296      13,180       0.0%
*   Rubicon Project, Inc. (The)                                    1,283       4,567       0.0%
*   Rudolph Technologies, Inc.                                     6,603     183,233       0.0%
#   Sabre Corp.                                                   23,754     464,628       0.0%
*   salesforce.com, Inc.                                          89,169   9,125,555       0.3%
*   Sanmina Corp.                                                  8,298     271,552       0.0%
*   ScanSource, Inc.                                               2,184      93,803       0.0%
    Science Applications International Corp.                       5,128     376,088       0.0%
*   Seachange International, Inc.                                  3,000       7,950       0.0%
#   Seagate Technology P.L.C.                                     35,310   1,305,411       0.1%
*   Semtech Corp.                                                  9,964     409,022       0.0%
#*  ServiceNow, Inc.                                              21,705   2,742,861       0.1%
#*  Shutterstock, Inc.                                             1,762      68,700       0.0%
*   Sigma Designs, Inc.                                            2,500      15,125       0.0%
*   Silicon Laboratories, Inc.                                     5,917     561,523       0.0%
#   Skyworks Solutions, Inc.                                      23,303   2,653,280       0.1%
*   Sonus Networks, Inc.                                           7,000      54,600       0.0%
#*  Splunk, Inc.                                                  17,800   1,197,940       0.1%
#*  Square, Inc. Class A                                          25,640     953,552       0.0%
#   SS&C Technologies Holdings, Inc.                              21,362     858,752       0.0%
*   Stamps.com, Inc.                                               2,290     513,876       0.0%
*   StarTek, Inc.                                                  2,385      28,477       0.0%
*   Stratasys, Ltd.                                                5,216     117,464       0.0%
#*  SunPower Corp.                                                 5,642      40,171       0.0%
*   Super Micro Computer, Inc.                                     3,909      77,789       0.0%
*   Sykes Enterprises, Inc.                                        6,423     185,882       0.0%
    Symantec Corp.                                                78,441   2,549,332       0.1%
#*  Synaptics, Inc.                                                4,600     170,752       0.0%
#*  Synchronoss Technologies, Inc.                                 4,866      55,132       0.0%
    SYNNEX Corp.                                                   3,406     459,401       0.0%
*   Synopsys, Inc.                                                19,568   1,693,023       0.1%
*   Syntel, Inc.                                                   4,000      93,440       0.0%
    Systemax, Inc.                                                   373      10,649       0.0%
#*  Tableau Software, Inc. Class A                                 7,788     631,529       0.0%
*   Take-Two Interactive Software, Inc.                           12,802   1,416,541       0.1%
    TE Connectivity, Ltd.                                         45,294   4,120,395       0.1%
*   Tech Data Corp.                                                4,313     400,117       0.0%
    TeleTech Holdings, Inc.                                        2,400      99,960       0.0%
#*  Teradata Corp.                                                15,885     531,353       0.0%
    Teradyne, Inc.                                                25,310   1,085,546       0.0%
    Tessco Technologies, Inc.                                      1,314      21,024       0.0%
    Texas Instruments, Inc.                                      130,028  12,572,407       0.4%
    TiVo Corp.                                                    15,854     287,750       0.0%
    Total System Services, Inc.                                   19,883   1,432,570       0.1%
    TransAct Technologies, Inc.                                      600       5,700       0.0%
    Travelport Worldwide, Ltd.                                    22,094     346,655       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Information Technology -- (Continued)
#*  Travelzoo                                                        400 $      2,680       0.0%
*   Trimble, Inc.                                                 31,093    1,271,082       0.1%
*   TTM Technologies, Inc.                                        10,121      159,709       0.0%
#*  Twitter, Inc.                                                 72,079    1,486,269       0.1%
#*  Tyler Technologies, Inc.                                       4,325      766,779       0.0%
#*  Ubiquiti Networks, Inc.                                        3,500      217,630       0.0%
#*  Ultimate Software Group, Inc. (The)                            3,496      708,255       0.0%
*   Ultra Clean Holdings, Inc.                                     5,216      133,112       0.0%
#*  Unisys Corp.                                                   4,732       41,405       0.0%
#   Universal Display Corp.                                        5,478      802,527       0.0%
#*  Vantiv, Inc. Class A                                          20,060    1,404,200       0.1%
*   VASCO Data Security International, Inc.                          601        8,174       0.0%
*   Veeco Instruments, Inc.                                        7,954      143,570       0.0%
*   VeriFone Systems, Inc.                                        12,403      236,649       0.0%
*   Verint Systems, Inc.                                           8,843      373,175       0.0%
#*  VeriSign, Inc.                                                12,078    1,298,627       0.1%
    Versum Materials, Inc.                                        12,647      532,186       0.0%
#*  ViaSat, Inc.                                                   5,643      367,359       0.0%
*   Viavi Solutions, Inc.                                         25,300      234,784       0.0%
*   Virtusa Corp.                                                  3,423      130,622       0.0%
#   Visa, Inc. Class A                                           241,287   26,536,744       0.8%
#   Vishay Intertechnology, Inc.                                  18,328      407,798       0.0%
*   Vishay Precision Group, Inc.                                   1,973       48,437       0.0%
#*  VMware, Inc. Class A                                           9,342    1,118,144       0.0%
    Wayside Technology Group, Inc.                                   152        2,105       0.0%
*   Web.com Group, Inc.                                            4,305      103,751       0.0%
    Western Digital Corp.                                         36,834    3,288,171       0.1%
#   Western Union Co. (The)                                       63,452    1,260,157       0.1%
*   WEX, Inc.                                                      5,140      635,253       0.0%
#*  Workday, Inc. Class A                                         15,920    1,766,961       0.1%
*   Xcerra Corp.                                                   4,140       40,779       0.0%
    Xerox Corp.                                                   29,346      889,477       0.0%
#   Xilinx, Inc.                                                  31,818    2,344,668       0.1%
*   XO Group, Inc.                                                 4,000       79,840       0.0%
    Xperi Corp.                                                    5,553      127,719       0.0%
*   Zebra Technologies Corp. Class A                               6,332      734,449       0.0%
*   Zedge, Inc. Class B                                              600        1,752       0.0%
*   Zillow Group, Inc. Class A                                     6,469      267,234       0.0%
#*  Zillow Group, Inc. Class C                                    13,746      567,435       0.0%
*   Zix Corp.                                                      4,055       19,667       0.0%
*   Zynga, Inc. Class A                                          117,300      457,470       0.0%
                                                                         ------------      ----
Total Information Technology                                              808,962,951      24.4%
                                                                         ------------      ----
Materials -- (3.3%)
    A Schulman, Inc.                                               3,119      122,577       0.0%
*   AdvanSix, Inc.                                                 3,590      166,109       0.0%
    Air Products & Chemicals, Inc.                                28,394    4,526,855       0.2%
#*  AK Steel Holding Corp.                                        44,840      205,816       0.0%
#   Albemarle Corp.                                               14,666    2,066,293       0.1%
*   Alcoa Corp.                                                   23,150    1,106,107       0.0%
#*  Allegheny Technologies, Inc.                                  11,087      279,171       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Materials -- (Continued)
    American Vanguard Corp.                                        2,950 $    66,375       0.0%
#   AptarGroup, Inc.                                               8,000     696,560       0.0%
    Ashland Global Holdings, Inc.                                  9,544     648,801       0.0%
    Avery Dennison Corp.                                          11,501   1,221,061       0.1%
#*  Axalta Coating Systems, Ltd.                                  30,916   1,027,957       0.0%
    Balchem Corp.                                                  4,312     363,458       0.0%
#   Ball Corp.                                                    40,366   1,732,912       0.1%
#   Bemis Co., Inc.                                               12,291     553,341       0.0%
*   Berry Global Group, Inc.                                      16,920   1,005,894       0.0%
*   Boise Cascade Co.                                              7,452     264,173       0.0%
    Cabot Corp.                                                    8,136     495,971       0.0%
#   Calgon Carbon Corp.                                            5,900     128,030       0.0%
    Carpenter Technology Corp.                                     6,401     318,706       0.0%
    Celanese Corp. Series A                                       18,430   1,922,433       0.1%
*   Century Aluminum Co.                                           6,661      93,254       0.0%
    CF Industries Holdings, Inc.                                  30,115   1,143,768       0.1%
    Chase Corp.                                                    1,300     154,375       0.0%
    Chemours Co. (The)                                            24,155   1,367,415       0.1%
*   Clearwater Paper Corp.                                         2,200     101,530       0.0%
#*  Cleveland-Cliffs, Inc.                                        43,308     258,116       0.0%
*   Coeur Mining, Inc.                                            24,021     182,319       0.0%
    Commercial Metals Co.                                         14,074     274,162       0.0%
#   Compass Minerals International, Inc.                           4,658     305,565       0.0%
    Core Molding Technologies, Inc.                                  389       9,029       0.0%
*   Crown Holdings, Inc.                                          17,992   1,082,579       0.0%
    Deltic Timber Corp.                                            1,282     118,726       0.0%
    Domtar Corp.                                                   7,486     354,238       0.0%
    DowDuPont, Inc.                                              237,104  17,144,990       0.5%
    Eagle Materials, Inc.                                          6,164     650,733       0.0%
    Eastman Chemical Co.                                          17,099   1,552,760       0.1%
    Ecolab, Inc.                                                  33,359   4,358,687       0.1%
*   Ferro Corp.                                                   11,300     269,166       0.0%
    Ferroglobe P.L.C.                                              6,858     109,659       0.0%
#*  Flotek Industries, Inc.                                        5,082      25,003       0.0%
    FMC Corp.                                                     18,100   1,680,766       0.1%
*   Freeport-McMoRan, Inc.                                       174,605   2,440,978       0.1%
    Friedman Industries, Inc.                                        599       3,546       0.0%
    FutureFuel Corp.                                               1,256      19,066       0.0%
*   GCP Applied Technologies, Inc.                                 8,700     254,475       0.0%
    Graphic Packaging Holding Co.                                 39,100     605,659       0.0%
    Greif, Inc. Class A                                            3,847     213,624       0.0%
    Hawkins, Inc.                                                    888      33,833       0.0%
    Haynes International, Inc.                                     1,800      64,224       0.0%
    HB Fuller Co.                                                  6,500     369,655       0.0%
    Hecla Mining Co.                                              47,181     222,694       0.0%
    Huntsman Corp.                                                26,384     844,816       0.0%
*   Ingevity Corp.                                                 5,084     362,133       0.0%
    Innophos Holdings, Inc.                                        2,500     122,325       0.0%
    Innospec, Inc.                                                 3,975     245,854       0.0%
    International Flavors & Fragrances, Inc.                       9,544   1,406,976       0.1%
    International Paper Co.                                       52,000   2,978,040       0.1%
#*  Intrepid Potash, Inc.                                          5,600      22,512       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Materials -- (Continued)
    Kaiser Aluminum Corp.                                         1,800 $  178,524       0.0%
    KapStone Paper and Packaging Corp.                            9,108    204,566       0.0%
    KMG Chemicals, Inc.                                           1,500     82,695       0.0%
*   Koppers Holdings, Inc.                                        4,720    229,156       0.0%
*   Kraton Corp.                                                  6,011    294,719       0.0%
#   Kronos Worldwide, Inc.                                        2,426     63,828       0.0%
*   Louisiana-Pacific Corp.                                      17,000    462,060       0.0%
#*  LSB Industries, Inc.                                          2,000     15,100       0.0%
    LyondellBasell Industries NV Class A                         44,792  4,637,316       0.2%
    Martin Marietta Materials, Inc.                               7,785  1,688,177       0.1%
    Materion Corp.                                                4,330    222,345       0.0%
#   McEwen Mining, Inc.                                          13,772     26,718       0.0%
    Mercer International, Inc.                                    3,588     52,744       0.0%
    Minerals Technologies, Inc.                                   4,300    309,170       0.0%
    Monsanto Co.                                                 52,188  6,319,967       0.2%
    Mosaic Co. (The)                                             40,280    899,855       0.0%
    Myers Industries, Inc.                                        3,889     84,002       0.0%
    Neenah Paper, Inc.                                            2,619    227,329       0.0%
    NewMarket Corp.                                               1,212    485,273       0.0%
    Newmont Mining Corp.                                         69,948  2,529,320       0.1%
*   Northern Technologies International Corp.                       300      4,965       0.0%
    Nucor Corp.                                                  40,717  2,354,664       0.1%
    Olin Corp.                                                   23,348    852,902       0.0%
*   OMNOVA Solutions, Inc.                                        3,300     36,465       0.0%
*   Owens-Illinois, Inc.                                         19,727    471,278       0.0%
    Packaging Corp. of America                                   11,500  1,337,105       0.1%
    PH Glatfelter Co.                                             4,200     88,032       0.0%
*   Platform Specialty Products Corp.                            23,645    253,001       0.0%
    PolyOne Corp.                                                10,028    461,990       0.0%
    PPG Industries, Inc.                                         32,665  3,796,980       0.1%
    Praxair, Inc.                                                35,225  5,147,077       0.2%
    Quaker Chemical Corp.                                         2,116    328,657       0.0%
    Rayonier Advanced Materials, Inc.                             4,767     68,502       0.0%
    Reliance Steel & Aluminum Co.                                 9,186    705,852       0.0%
    Royal Gold, Inc.                                              7,699    647,563       0.0%
    RPM International, Inc.                                      18,490    986,072       0.0%
    Schnitzer Steel Industries, Inc. Class A                      5,069    149,282       0.0%
    Schweitzer-Mauduit International, Inc.                        3,186    134,545       0.0%
#   Scotts Miracle-Gro Co. (The)                                  5,865    584,271       0.0%
#   Sealed Air Corp.                                             23,412  1,035,513       0.0%
    Sensient Technologies Corp.                                   5,521    419,872       0.0%
    Sherwin-Williams Co. (The)                                   10,668  4,215,460       0.1%
    Silgan Holdings, Inc.                                        11,200    327,600       0.0%
    Sonoco Products Co.                                          11,872    614,851       0.0%
#   Southern Copper Corp.                                        10,534    452,435       0.0%
    Steel Dynamics, Inc.                                         29,900  1,112,579       0.1%
    Stepan Co.                                                    1,746    139,436       0.0%
*   Summit Materials, Inc. Class A                               11,579    363,581       0.0%
*   SunCoke Energy, Inc.                                          6,923     76,776       0.0%
    Synalloy Corp.                                                  737     10,539       0.0%
#*  TimkenSteel Corp.                                             4,280     59,920       0.0%
*   Trecora Resources                                               613      7,448       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Materials -- (Continued)
    Tredegar Corp.                                                 2,230 $     43,151       0.0%
    Trinseo SA                                                     5,923      420,533       0.0%
    Tronox, Ltd. Class A                                          11,867      314,119       0.0%
    United States Lime & Minerals, Inc.                              353       32,070       0.0%
#   United States Steel Corp.                                     20,893      529,011       0.0%
*   Universal Stainless & Alloy Products, Inc.                       545       11,173       0.0%
#*  US Concrete, Inc.                                              1,426      111,513       0.0%
    Valvoline, Inc.                                               28,562      686,059       0.0%
    Vulcan Materials Co.                                          16,576    2,018,128       0.1%
    Westlake Chemical Corp.                                        5,120      434,739       0.0%
    WestRock Co.                                                  30,506    1,870,933       0.1%
    Worthington Industries, Inc.                                   5,920      269,360       0.0%
    WR Grace & Co.                                                 9,200      703,708       0.0%
                                                                         ------------       ---
Total Materials                                                           114,068,424       3.4%
                                                                         ------------       ---
Real Estate -- (0.2%)
    Alexander & Baldwin, Inc.                                      7,449      336,993       0.0%
*   Altisource Asset Management Corp.                                240       20,250       0.0%
#*  Altisource Portfolio Solutions SA                              2,400       62,016       0.0%
*   CBRE Group, Inc. Class A                                      37,154    1,460,895       0.1%
    Colony NorthStar, Inc. Class A                                21,618      265,469       0.0%
    Consolidated-Tomoka Land Co.                                     681       39,852       0.0%
#*  Forestar Group, Inc.                                             384        6,835       0.0%
    HFF, Inc. Class A                                              4,757      208,642       0.0%
*   Howard Hughes Corp. (The)                                      5,344      682,055       0.0%
    Jones Lang LaSalle, Inc.                                       5,500      712,195       0.1%
#   Kennedy-Wilson Holdings, Inc.                                 11,175      217,354       0.0%
*   Marcus & Millichap, Inc.                                       1,064       30,239       0.0%
    RE/MAX Holdings, Inc. Class A                                  3,149      209,409       0.0%
#   Realogy Holdings Corp.                                        17,722      572,952       0.0%
#*  St Joe Co. (The)                                               4,493       79,975       0.0%
#*  Tejon Ranch Co.                                                1,978       37,285       0.0%
                                                                         ------------       ---
Total Real Estate                                                           4,942,416       0.2%
                                                                         ------------       ---
Telecommunication Services -- (1.8%)
*   Alaska Communications Systems Group, Inc.                      1,400        3,416       0.0%
    AT&T, Inc.                                                   806,462   27,137,446       0.8%
    ATN International, Inc.                                        1,149       62,379       0.0%
*   Boingo Wireless, Inc.                                          6,700      156,646       0.0%
#   CenturyLink, Inc.                                             66,159    1,256,360       0.1%
*   Cincinnati Bell, Inc.                                          7,080      135,228       0.0%
#   Cogent Communications Holdings, Inc.                           5,580      300,762       0.0%
    Consolidated Communications Holdings, Inc.                     8,649      165,801       0.0%
#   Frontier Communications Corp.                                  9,761      118,206       0.0%
*   General Communication, Inc. Class A                            3,550      145,160       0.0%
    IDT Corp. Class B                                              1,800       23,724       0.0%
#*  Iridium Communications, Inc.                                   4,218       50,616       0.0%
*   Level 3 Communications, Inc.                                  37,977    2,036,707       0.1%
*   Lumos Networks Corp.                                           2,000       35,920       0.0%
*   ORBCOMM, Inc.                                                  7,396       83,649       0.0%
    Shenandoah Telecommunications Co.                              7,800      296,400       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Telecommunication Services -- (Continued)
    Spok Holdings, Inc.                                            2,839 $    48,121       0.0%
#*  Sprint Corp.                                                  89,897     587,926       0.0%
#*  Straight Path Communications, Inc. Class B                       900     163,359       0.0%
*   T-Mobile US, Inc.                                             35,703   2,133,968       0.1%
    Telephone & Data Systems, Inc.                                12,395     361,314       0.0%
*   United States Cellular Corp.                                   1,000      36,590       0.0%
    Verizon Communications, Inc.                                 538,296  25,768,230       0.8%
*   Vonage Holdings Corp.                                         25,192     204,811       0.0%
#   Windstream Holdings, Inc.                                     22,208      41,751       0.0%
#*  Zayo Group Holdings, Inc.                                     19,338     697,328       0.0%
                                                                         -----------       ---
Total Telecommunication Services                                          62,051,818       1.9%
                                                                         -----------       ---
Utilities -- (3.2%)
    AES Corp.                                                     92,914     987,676       0.0%
    ALLETE, Inc.                                                   7,481     586,136       0.0%
    Alliant Energy Corp.                                          29,200   1,263,192       0.1%
    Ameren Corp.                                                  30,263   1,876,003       0.1%
    American Electric Power Co., Inc.                             63,173   4,700,703       0.2%
    American States Water Co.                                      6,335     340,506       0.0%
    American Water Works Co., Inc.                                21,747   1,908,517       0.1%
#   Aqua America, Inc.                                            26,645     945,365       0.0%
    Artesian Resources Corp. Class A                                 471      19,132       0.0%
    Atlantica Yield PLC                                            7,265     162,591       0.0%
    Atmos Energy Corp.                                            14,102   1,230,258       0.1%
#   Avangrid, Inc.                                                 8,231     425,790       0.0%
#   Avista Corp.                                                   8,367     437,092       0.0%
#   Black Hills Corp.                                              8,604     561,497       0.0%
    California Water Service Group                                 6,569     275,898       0.0%
*   Calpine Corp.                                                 43,292     646,782       0.0%
    CenterPoint Energy, Inc.                                      53,173   1,572,857       0.1%
    Chesapeake Utilities Corp.                                     2,134     171,894       0.0%
    CMS Energy Corp.                                              33,660   1,628,134       0.1%
    Connecticut Water Service, Inc.                                1,422      88,192       0.0%
    Consolidated Edison, Inc.                                     39,492   3,398,287       0.1%
    Consolidated Water Co., Ltd.                                     777       9,557       0.0%
#   Dominion Energy, Inc.                                         83,053   6,738,920       0.2%
    DTE Energy Co.                                                22,519   2,487,449       0.1%
    Duke Energy Corp.                                             91,405   8,071,976       0.3%
#*  Dynegy, Inc.                                                  16,335     203,371       0.0%
    Edison International                                          40,668   3,251,407       0.1%
    El Paso Electric Co.                                           5,373     308,948       0.0%
    Entergy Corp.                                                 22,900   1,975,354       0.1%
#   Eversource Energy                                             41,745   2,614,907       0.1%
    Exelon Corp.                                                 119,954   4,823,350       0.2%
#   FirstEnergy Corp.                                             53,429   1,760,486       0.1%
    Genie Energy, Ltd. Class B                                     1,800      10,296       0.0%
    Great Plains Energy, Inc.                                     31,915   1,047,769       0.0%
#   Hawaiian Electric Industries, Inc.                            16,851     614,387       0.0%
    IDACORP, Inc.                                                  6,882     633,350       0.0%
#   MDU Resources Group, Inc.                                     24,807     678,471       0.0%
    MGE Energy, Inc.                                               4,689     309,708       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                                  PERCENTAGE
                                                                         SHARES      VALUE+     OF NET ASSETS**
                                                                         ------- -------------- ---------------
Utilities -- (Continued)
            Middlesex Water Co.                                            1,620 $       70,438       0.0%
#           National Fuel Gas Co.                                         10,913        633,500       0.0%
            New Jersey Resources Corp.                                    10,608        471,526       0.0%
            NextEra Energy, Inc.                                          61,338      9,511,684       0.3%
            NiSource, Inc.                                                43,875      1,156,984       0.0%
            Northwest Natural Gas Co.                                      3,339        221,543       0.0%
            NorthWestern Corp.                                             6,038        357,933       0.0%
            NRG Energy, Inc.                                              42,392      1,059,800       0.0%
            NRG Yield, Inc. Class A                                        4,576         83,970       0.0%
#           NRG Yield, Inc. Class C                                        8,330        154,938       0.0%
            OGE Energy Corp.                                              27,893      1,027,578       0.0%
            ONE Gas, Inc.                                                  6,150        473,427       0.0%
            Ormat Technologies, Inc.                                       4,395        285,367       0.0%
            Otter Tail Corp.                                               5,036        231,404       0.0%
            Pattern Energy Group, Inc.                                     9,058        208,968       0.0%
            PG&E Corp.                                                    65,645      3,792,312       0.1%
            Pinnacle West Capital Corp.                                   13,915      1,220,485       0.1%
            PNM Resources, Inc.                                           10,346        449,016       0.0%
            Portland General Electric Co.                                 11,307        539,796       0.0%
            PPL Corp.                                                     86,552      3,250,893       0.1%
            Public Service Enterprise Group, Inc.                         65,207      3,208,184       0.1%
            RGC Resources, Inc.                                              300          8,727       0.0%
            SCANA Corp.                                                   16,973        732,215       0.0%
            Sempra Energy                                                 30,196      3,548,030       0.1%
            SJW Corp.                                                      2,210        131,075       0.0%
            South Jersey Industries, Inc.                                 10,188        346,086       0.0%
            Southern Co. (The)                                           129,208      6,744,658       0.2%
            Southwest Gas Holdings, Inc.                                   6,069        500,025       0.0%
            Spire, Inc.                                                    5,850        461,857       0.0%
            UGI Corp.                                                     21,812      1,043,922       0.0%
            Unitil Corp.                                                   1,600         83,200       0.0%
            Vectren Corp.                                                 10,340        704,568       0.0%
            Vistra Energy Corp.                                            9,164        178,148       0.0%
#           WEC Energy Group, Inc.                                        40,629      2,737,988       0.1%
            Westar Energy, Inc.                                           18,089        967,400       0.0%
            WGL Holdings, Inc.                                             6,599        565,534       0.0%
            Xcel Energy, Inc.                                             65,509      3,244,006       0.1%
            York Water Co. (The)                                             900         31,680       0.0%
                                                                                 --------------      ----
Total Utilities                                                                     109,205,073       3.3%
                                                                                 --------------      ----
TOTAL COMMON STOCKS                                                               3,300,818,128      99.7%
                                                                                 --------------      ----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                            15,701         52,912       0.0%
(degrees)   Media General, Inc. Contingent Value Rights                    3,778            378       0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                      26,773         27,172       0.0%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                                           SHARES       VALUE+     OF NET ASSETS**
                                                                         ---------- -------------- ---------------
(degrees)#* Safeway PDC, LLC Contingent Value Rights                         26,773 $            8        0.0%
                                                                                    --------------      -----
TOTAL RIGHTS/WARRANTS                                                                       80,470        0.0%
                                                                                    --------------      -----
TOTAL INVESTMENT SECURITIES                                                          3,300,898,598
                                                                                    --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               12,730,327     12,730,327        0.4%
                                                                                    --------------      -----
SECURITIES LENDING COLLATERAL -- (3.7%)
(S)@        DFA Short Term Investment Fund                               11,193,056    129,514,846        3.9%
                                                                                    --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $1,882,177,153)                                 $3,443,143,771      104.0%
                                                                                    ==============      =====

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $  421,352,095           --   --    $  421,352,095
   Consumer Staples                248,467,049           --   --       248,467,049
   Energy                          189,421,512           --   --       189,421,512
   Financials                      516,119,000           --   --       516,119,000
   Health Care                     455,228,403           --   --       455,228,403
   Industrials                     370,999,387           --   --       370,999,387
   Information Technology          808,962,951           --   --       808,962,951
   Materials                       114,068,424           --   --       114,068,424
   Real Estate                       4,942,416           --   --         4,942,416
   Telecommunication Services       62,051,818           --   --        62,051,818
   Utilities                       109,205,073           --   --       109,205,073
Rights/Warrants                             -- $     80,470   --            80,470
Temporary Cash Investments          12,730,327           --   --        12,730,327
Securities Lending Collateral               --  129,514,846   --       129,514,846
                                -------------- ------------   --    --------------
TOTAL                           $3,313,548,455 $129,595,316   --    $3,443,143,771
                                ============== ============   ==    ==============

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
COMMON STOCKS -- (89.8%)
Consumer Discretionary -- (12.8%)
*   1-800-Flowers.com, Inc. Class A                              181,395 $ 1,705,113       0.0%
    A.H. Belo Corp. Class A                                       64,529     312,966       0.0%
    Aaron's, Inc.                                                234,998   8,647,926       0.2%
    Abercrombie & Fitch Co. Class A                              274,652   3,688,576       0.1%
#   Adient P.L.C.                                                139,760  11,790,154       0.3%
#   Adtalem Global Education, Inc.                               250,791   9,266,727       0.2%
    Advance Auto Parts, Inc.                                         923      75,446       0.0%
    AMCON Distributing Co.                                           388      34,920       0.0%
#*  America's Car-Mart, Inc.                                      44,364   1,900,997       0.1%
#*  American Axle & Manufacturing Holdings, Inc.                 368,759   6,560,223       0.1%
#   American Eagle Outfitters, Inc.                              256,487   3,339,461       0.1%
*   American Public Education, Inc.                               32,546     650,920       0.0%
    Ark Restaurants Corp.                                         11,046     265,104       0.0%
*   Asbury Automotive Group, Inc.                                    761      46,725       0.0%
#*  Ascent Capital Group, Inc. Class A                             5,965      67,106       0.0%
#*  AutoNation, Inc.                                             237,398  11,252,665       0.2%
#*  AV Homes, Inc.                                                38,384     639,094       0.0%
*   Ballantyne Strong, Inc.                                       83,735     533,107       0.0%
#*  Barnes & Noble Education, Inc.                                54,523     297,150       0.0%
    Barnes & Noble, Inc.                                          80,242     561,694       0.0%
    Bassett Furniture Industries, Inc.                            44,555   1,728,734       0.0%
    BBX Capital Corp.                                              5,431      43,937       0.0%
#   Beasley Broadcast Group, Inc. Class A                         28,342     267,832       0.0%
*   Beazer Homes USA, Inc.                                        11,351     238,144       0.0%
#   Bed Bath & Beyond, Inc.                                      308,519   6,139,528       0.1%
*   Belmond, Ltd. Class A                                        259,778   3,416,081       0.1%
#   Big 5 Sporting Goods Corp.                                    23,553     149,562       0.0%
*   Biglari Holdings, Inc.                                           565     201,954       0.0%
*   BJ's Restaurants, Inc.                                        50,432   1,598,694       0.0%
#*  Bojangles', Inc.                                              30,538     374,091       0.0%
#*  Boot Barn Holdings, Inc.                                       9,069      74,638       0.0%
    Bowl America, Inc. Class A                                    10,764     158,661       0.0%
#   Boyd Gaming Corp.                                            179,677   5,251,959       0.1%
*   Bridgepoint Education, Inc.                                   73,155     708,140       0.0%
#*  Build-A-Bear Workshop, Inc.                                   89,058     694,652       0.0%
#   CalAtlantic Group, Inc.                                      385,075  18,999,600       0.4%
    Caleres, Inc.                                                191,145   5,223,993       0.1%
    Callaway Golf Co.                                            378,120   5,456,272       0.1%
*   Cambium Learning Group, Inc.                                  56,997     348,822       0.0%
    Canterbury Park Holding Corp.                                  7,625      99,125       0.0%
*   Career Education Corp.                                       170,253   1,818,302       0.0%
#   Carriage Services, Inc.                                      139,784   3,620,406       0.1%
*   Carrols Restaurant Group, Inc.                                83,978     944,752       0.0%
#   Cato Corp. (The) Class A                                       6,686      85,982       0.0%
*   Cavco Industries, Inc.                                        27,848   4,369,351       0.1%
*   Century Casinos, Inc.                                            501       4,133       0.0%
*   Century Communities, Inc.                                     44,049   1,257,599       0.0%
#*  Chegg, Inc.                                                   15,300     237,303       0.0%
    Chico's FAS, Inc.                                             57,244     457,380       0.0%
#   Children's Place, Inc. (The)                                  29,455   3,204,704       0.1%
#   Churchill Downs, Inc.                                         52,670  10,984,328       0.2%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
*   Chuy's Holdings, Inc.                                         23,231 $  522,697       0.0%
    Citi Trends, Inc.                                             37,323    812,148       0.0%
#   Clear Channel Outdoor Holdings, Inc. Class A                  31,420    119,396       0.0%
#   Columbia Sportswear Co.                                        9,424    587,869       0.0%
#*  Conn's, Inc.                                                 111,512  3,428,994       0.1%
#*  Container Store Group, Inc. (The)                              9,100     32,851       0.0%
#   Cooper Tire & Rubber Co.                                     169,566  5,561,765       0.1%
*   Cooper-Standard Holdings, Inc.                                26,793  2,986,884       0.1%
#   Core-Mark Holding Co., Inc.                                  203,514  6,931,687       0.2%
#*  Crocs, Inc.                                                  244,330  2,492,166       0.1%
    Crown Crafts, Inc.                                             1,774     10,733       0.0%
#   CSS Industries, Inc.                                          34,655  1,038,957       0.0%
    Culp, Inc.                                                    36,886  1,169,286       0.0%
#*  Daily Journal Corp.                                              244     56,632       0.0%
#*  Deckers Outdoor Corp.                                         96,421  6,579,769       0.1%
#*  Del Frisco's Restaurant Group, Inc.                           88,088  1,224,423       0.0%
*   Del Taco Restaurants, Inc.                                    89,803  1,139,600       0.0%
*   Delta Apparel, Inc.                                           17,375    363,659       0.0%
#*  Destination XL Group, Inc.                                    48,463     96,926       0.0%
#   Dick's Sporting Goods, Inc.                                  196,215  4,801,381       0.1%
#   Dillard's, Inc. Class A                                      169,983  8,635,136       0.2%
#   DineEquity, Inc.                                              26,765  1,274,282       0.0%
#*  Dixie Group, Inc. (The)                                       77,545    298,548       0.0%
*   Dorman Products, Inc.                                         34,597  2,390,999       0.1%
    Dover Motorsports, Inc.                                       50,189     97,869       0.0%
#   Drive Shack, Inc.                                             81,651    298,026       0.0%
#   DSW, Inc. Class A                                            194,009  3,715,272       0.1%
#   Educational Development Corp.                                  2,276     28,450       0.0%
*   El Pollo Loco Holdings, Inc.                                  31,876    366,574       0.0%
#*  Eldorado Resorts, Inc.                                       102,017  2,621,837       0.1%
*   Emerson Radio Corp.                                           19,652     28,299       0.0%
#   Entercom Communications Corp. Class A                         40,393    446,343       0.0%
    Entravision Communications Corp. Class A                      56,263    292,568       0.0%
    Escalade, Inc.                                                24,227    299,203       0.0%
#   Ethan Allen Interiors, Inc.                                   63,061  1,876,065       0.0%
#*  EW Scripps Co. (The) Class A                                 354,768  6,151,677       0.1%
*   Express, Inc.                                                138,501    937,652       0.0%
#*  Fiesta Restaurant Group, Inc.                                 99,966  1,654,437       0.0%
#   Finish Line, Inc. (The) Class A                               42,513    394,096       0.0%
    Flanigan's Enterprises, Inc.                                   5,016    108,346       0.0%
    Flexsteel Industries, Inc.                                    28,114  1,413,291       0.0%
#   Foot Locker, Inc.                                             62,925  1,892,784       0.1%
#   Fred's, Inc. Class A                                          18,555     81,828       0.0%
*   FTD Cos., Inc.                                                44,885    484,758       0.0%
*   Full House Resorts, Inc.                                      11,000     31,130       0.0%
#*  G-III Apparel Group, Ltd.                                    159,878  4,051,309       0.1%
#*  Gaia, Inc.                                                     8,931    108,512       0.0%
#   GameStop Corp. Class A                                       511,847  9,566,420       0.2%
    Gaming Partners International Corp.                              100      1,088       0.0%
    Gannett Co., Inc.                                            219,852  1,912,712       0.1%
*   Genesco, Inc.                                                104,944  2,571,128       0.1%
    Gentex Corp.                                                 105,621  2,050,104       0.1%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Goodyear Tire & Rubber Co. (The)                              84,957 $ 2,598,835       0.1%
    Graham Holdings Co. Class B                                   14,457   8,044,598       0.2%
#*  Gray Television, Inc.                                        226,443   3,525,718       0.1%
*   Gray Television, Inc. Class A                                  2,809      35,815       0.0%
*   Green Brick Partners, Inc.                                     6,714      72,847       0.0%
#   Group 1 Automotive, Inc.                                     122,299   9,609,032       0.2%
#   Guess?, Inc.                                                 215,916   3,499,998       0.1%
#*  Hamilton Beach Brands Holding Co. Class A                     24,983     968,591       0.0%
#   Hamilton Beach Brands Holding Co. Class B                     24,983     968,591       0.0%
#   Haverty Furniture Cos., Inc.                                 108,607   2,590,277       0.1%
    Haverty Furniture Cos., Inc. Class A                             700      16,643       0.0%
#*  Helen of Troy, Ltd.                                          120,833  11,225,386       0.2%
#*  Hemisphere Media Group, Inc.                                   2,000      24,400       0.0%
    Hooker Furniture Corp.                                        53,234   2,523,292       0.1%
#*  Horizon Global Corp.                                          37,332     605,898       0.0%
#*  Houghton Mifflin Harcourt Co.                                 87,381     865,072       0.0%
#*  Iconix Brand Group, Inc.                                     220,069     360,913       0.0%
    ILG, Inc.                                                    267,022   7,922,543       0.2%
*   IMAX Corp.                                                    18,544     449,692       0.0%
#   International Game Technology P.L.C.                         145,862   3,427,757       0.1%
    International Speedway Corp. Class A                          44,364   1,723,541       0.0%
#*  iRobot Corp.                                                   1,711     114,962       0.0%
*   J Alexander's Holdings, Inc.                                  11,937     125,339       0.0%
    John Wiley & Sons, Inc. Class A                               15,012     820,406       0.0%
    Johnson Outdoors, Inc. Class A                                94,618   7,116,220       0.2%
*   K12, Inc.                                                    139,652   2,265,155       0.1%
*   Kirkland's, Inc.                                              84,163     984,707       0.0%
#   Kohl's Corp.                                                 482,977  20,169,120       0.4%
*   Kona Grill, Inc.                                               5,874      19,678       0.0%
*   La Quinta Holdings, Inc.                                      96,180   1,694,692       0.0%
    La-Z-Boy, Inc.                                               211,867   5,709,816       0.1%
*   Lakeland Industries, Inc.                                     24,853     393,920       0.0%
    Lennar Corp. Class B                                          55,123   2,643,148       0.1%
    Libbey, Inc.                                                  18,496     126,513       0.0%
*   Liberty Expedia Holdings, Inc. Class A                        67,243   3,099,902       0.1%
    Liberty Tax, Inc.                                              9,326     121,704       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A                   141,257   1,525,576       0.0%
#*  Liberty Ventures Series A                                     84,465   4,811,126       0.1%
    Lifetime Brands, Inc.                                         61,457   1,146,173       0.0%
*   Lincoln Educational Services Corp.                             8,887      19,729       0.0%
#   Lithia Motors, Inc. Class A                                   73,939   8,368,416       0.2%
*   Luby's, Inc.                                                  90,843     218,932       0.0%
*   M/I Homes, Inc.                                               95,252   3,181,417       0.1%
#   Macy's, Inc.                                                 679,841  12,753,817       0.3%
*   Madison Square Garden Co. (The) Class A                       51,810  11,537,569       0.3%
    Marcus Corp. (The)                                           108,304   2,940,454       0.1%
#*  MarineMax, Inc.                                              136,673   2,535,284       0.1%
#   Marriott Vacations Worldwide Corp.                            78,912  10,386,397       0.2%
#   MDC Holdings, Inc.                                           137,454   5,091,296       0.1%
#   Meredith Corp.                                                89,799   4,759,347       0.1%
#*  Meritage Homes Corp.                                          93,172   4,537,476       0.1%
*   Modine Manufacturing Co.                                     147,459   3,104,012       0.1%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
*   Monarch Casino & Resort, Inc.                                    8,637 $   385,297       0.0%
#   Monro, Inc.                                                      3,107     153,330       0.0%
#*  Motorcar Parts of America, Inc.                                 56,988   1,647,523       0.0%
#   Movado Group, Inc.                                             105,959   2,935,064       0.1%
#*  MSG Networks, Inc. Class A                                      60,153   1,043,655       0.0%
#*  Murphy USA, Inc.                                                22,484   1,671,910       0.0%
*   Nathan's Famous, Inc.                                            8,610     698,271       0.0%
*   Nautilus, Inc.                                                  32,258     419,354       0.0%
*   New Home Co., Inc. (The)                                         6,134      71,338       0.0%
    New Media Investment Group, Inc.                                78,463   1,253,054       0.0%
#*  New York & Co., Inc.                                            10,570      18,180       0.0%
#   New York Times Co. (The) Class A                               175,153   3,345,422       0.1%
    News Corp. Class A                                             482,206   6,586,934       0.1%
    News Corp. Class B                                              82,837   1,151,434       0.0%
#   Nexstar Media Group, Inc. Class A                                  358      22,840       0.0%
    Office Depot, Inc.                                           1,712,640   5,309,184       0.1%
#*  Overstock.com, Inc.                                            160,769   7,379,297       0.2%
#   P&F Industries, Inc. Class A                                     1,423      10,744       0.0%
    Peak Resorts, Inc.                                               1,800       8,280       0.0%
#   Penske Automotive Group, Inc.                                  236,131  11,008,427       0.2%
*   Perry Ellis International, Inc.                                 81,166   1,890,356       0.1%
*   PICO Holdings, Inc.                                             61,148   1,155,697       0.0%
    Pier 1 Imports, Inc.                                           161,125     670,280       0.0%
*   Pinnacle Entertainment, Inc.                                     5,513     142,621       0.0%
#*  Potbelly Corp.                                                  71,311     859,298       0.0%
    PulteGroup, Inc.                                             1,191,748  36,026,542       0.8%
    PVH Corp.                                                       16,256   2,061,423       0.1%
    Ralph Lauren Corp.                                              57,569   5,148,396       0.1%
    RCI Hospitality Holdings, Inc.                                  40,210   1,107,785       0.0%
*   Reading International, Inc. Class A                             42,386     663,341       0.0%
*   Reading International, Inc. Class B                              6,238     140,199       0.0%
#*  Red Lion Hotels Corp.                                           84,324     742,051       0.0%
#*  Red Robin Gourmet Burgers, Inc.                                 59,273   4,054,273       0.1%
*   Regis Corp.                                                    123,167   1,838,883       0.0%
    Rocky Brands, Inc.                                              19,704     360,583       0.0%
*   Ruby Tuesday, Inc.                                             224,081     531,072       0.0%
    Saga Communications, Inc. Class A                               34,254   1,498,612       0.0%
    Salem Media Group, Inc.                                         43,357     277,485       0.0%
    Scholastic Corp.                                               148,822   5,497,485       0.1%
    Service Corp. International                                     12,802     453,959       0.0%
*   Shiloh Industries, Inc.                                         74,533     691,666       0.0%
    Shoe Carnival, Inc.                                            115,172   2,161,778       0.1%
*   Shutterfly, Inc.                                                12,631     539,344       0.0%
#   Signet Jewelers, Ltd.                                          190,130  12,466,824       0.3%
*   Skechers U.S.A., Inc. Class A                                   93,500   2,984,520       0.1%
#   Sonic Automotive, Inc. Class A                                  70,064   1,390,770       0.0%
    Speedway Motorsports, Inc.                                      81,746   1,630,833       0.0%
    Standard Motor Products, Inc.                                  123,563   5,395,996       0.1%
*   Stoneridge, Inc.                                                78,685   1,789,297       0.0%
    Strattec Security Corp.                                         14,430     665,944       0.0%
    Superior Industries International, Inc.                        138,538   2,154,266       0.1%
    Superior Uniform Group, Inc.                                    78,672   1,846,432       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
#   Tailored Brands, Inc.                                          5,859 $     90,522       0.0%
*   Tandy Leather Factory, Inc.                                   44,974      353,046       0.0%
*   Taylor Morrison Home Corp. Class A                           225,828    5,453,746       0.1%
    TEGNA, Inc.                                                  412,001    5,038,772       0.1%
#   Tilly's, Inc. Class A                                         48,517      577,837       0.0%
    Time, Inc.                                                   240,761    2,792,828       0.1%
    Toll Brothers, Inc.                                          833,225   38,361,679       0.8%
*   TopBuild Corp.                                                62,625    4,132,624       0.1%
    Tower International, Inc.                                     45,248    1,375,539       0.0%
*   Townsquare Media, Inc. Class A                                13,118      136,952       0.0%
*   Trans World Entertainment Corp.                               50,790       91,422       0.0%
#*  TravelCenters of America LLC                                  15,005       73,525       0.0%
#*  TRI Pointe Group, Inc.                                       492,297    8,708,734       0.2%
#*  Tuesday Morning Corp.                                         79,513      246,490       0.0%
*   Unifi, Inc.                                                   94,608    3,599,834       0.1%
*   Universal Electronics, Inc.                                   25,611    1,536,660       0.0%
*   Universal Technical Institute, Inc.                            3,080       10,256       0.0%
#*  Urban One, Inc.                                               33,283       58,245       0.0%
#*  Urban Outfitters, Inc.                                       477,160   11,699,963       0.3%
*   US Auto Parts Network, Inc.                                    6,292       16,108       0.0%
*   Vera Bradley, Inc.                                           106,728      768,442       0.0%
#*  Vista Outdoor, Inc.                                          132,835    2,777,580       0.1%
*   Visteon Corp.                                                  7,338      924,882       0.0%
#*  VOXX International Corp.                                      29,093      194,923       0.0%
#   Wendy's Co. (The)                                            710,646   10,808,926       0.2%
#   Weyco Group, Inc.                                             15,413      419,079       0.0%
#*  William Lyon Homes Class A                                    97,772    2,713,173       0.1%
#   Winnebago Industries, Inc.                                    56,546    2,779,236       0.1%
#   Wolverine World Wide, Inc.                                    78,722    2,149,111       0.1%
*   ZAGG, Inc.                                                    68,493    1,071,915       0.0%
#*  Zumiez, Inc.                                                  17,261      304,657       0.0%
                                                                         ------------      ----
Total Consumer Discretionary                                              672,439,296      14.2%
                                                                         ------------      ----
Consumer Staples -- (3.0%)
#   Alico, Inc.                                                   10,603      348,839       0.0%
*   Alliance One International, Inc.                              29,559      316,281       0.0%
    Andersons, Inc. (The)                                        126,005    4,718,887       0.1%
#   B&G Foods, Inc.                                                2,721       86,528       0.0%
#   Bob Evans Farms, Inc.                                         42,224    3,259,270       0.1%
*   Bridgford Foods Corp.                                          2,376       30,793       0.0%
#*  Cal-Maine Foods, Inc.                                          6,788      305,460       0.0%
#   Casey's General Stores, Inc.                                   4,430      507,545       0.0%
*   CCA Industries, Inc.                                           9,091       27,227       0.0%
#*  Central Garden & Pet Co.                                      61,250    2,338,525       0.1%
*   Central Garden & Pet Co. Class A                             176,558    6,516,756       0.1%
#*  Chefs' Warehouse, Inc. (The)                                  65,501    1,306,745       0.0%
#   Coca-Cola Bottling Co. Consolidated                            4,253      959,307       0.0%
#*  Craft Brew Alliance, Inc.                                     90,069    1,643,759       0.0%
*   Darling Ingredients, Inc.                                    642,843   11,731,885       0.3%
#*  Edgewell Personal Care Co.                                    12,003      779,355       0.0%
#*  Farmer Brothers Co.                                           46,015    1,562,209       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Staples -- (Continued)
    Fresh Del Monte Produce, Inc.                                253,809 $ 11,297,039       0.2%
#*  Hain Celestial Group, Inc. (The)                             181,064    6,521,925       0.1%
#*  Hostess Brands, Inc.                                          88,475    1,020,117       0.0%
    Ingles Markets, Inc. Class A                                  64,005    1,491,316       0.0%
    Ingredion, Inc.                                               19,553    2,450,968       0.1%
    Inter Parfums, Inc.                                           27,619    1,278,760       0.0%
#*  Inventure Foods, Inc.                                         16,576       66,304       0.0%
    J&J Snack Foods Corp.                                            800      106,536       0.0%
#   John B. Sanfilippo & Son, Inc.                                47,866    2,816,914       0.1%
*   Landec Corp.                                                 114,200    1,513,150       0.0%
    Limoneira Co.                                                  8,465      197,658       0.0%
    Mannatech, Inc.                                                7,579      109,138       0.0%
#   MGP Ingredients, Inc.                                         32,635    2,217,875       0.1%
*   Natural Alternatives International, Inc.                      21,470      227,582       0.0%
    Nature's Sunshine Products, Inc.                               2,045       20,245       0.0%
    Oil-Dri Corp. of America                                      28,763    1,208,334       0.0%
    Omega Protein Corp.                                          123,884    2,713,060       0.1%
#   Orchids Paper Products Co.                                    10,341      126,987       0.0%
    Pinnacle Foods, Inc.                                         115,947    6,309,836       0.1%
#*  Post Holdings, Inc.                                          241,453   20,023,697       0.4%
#   Sanderson Farms, Inc.                                         86,181   12,890,092       0.3%
    Seaboard Corp.                                                 2,639   11,611,917       0.3%
*   Seneca Foods Corp. Class A                                    30,950    1,114,200       0.0%
*   Seneca Foods Corp. Class B                                     1,786       67,600       0.0%
#*  Smart & Final Stores, Inc.                                    13,665       81,990       0.0%
#   Snyder's-Lance, Inc.                                          99,442    3,742,002       0.1%
    SpartanNash Co.                                              230,863    5,667,687       0.1%
#   Spectrum Brands Holdings, Inc.                                23,778    2,613,678       0.1%
#*  SUPERVALU, Inc.                                               30,058      489,645       0.0%
#*  TreeHouse Foods, Inc.                                         45,157    2,997,522       0.1%
#*  United Natural Foods, Inc.                                   246,457    9,555,138       0.2%
#   Universal Corp.                                              108,949    6,248,225       0.1%
#   Village Super Market, Inc. Class A                            18,637      447,102       0.0%
#   Weis Markets, Inc.                                            50,215    1,949,848       0.1%
                                                                         ------------       ---
Total Consumer Staples                                                    157,633,458       3.3%
                                                                         ------------       ---
Energy -- (6.1%)
    Adams Resources & Energy, Inc.                                23,604    1,013,556       0.0%
    Andeavor                                                      80,110    8,510,886       0.2%
#*  Antero Resources Corp.                                       324,777    6,300,674       0.1%
    Arch Coal, Inc. Class A                                       41,004    3,133,526       0.1%
    Archrock, Inc.                                               155,480    1,865,760       0.0%
*   Ardmore Shipping Corp.                                        13,851      114,963       0.0%
*   Barnwell Industries, Inc.                                     21,637       43,274       0.0%
*   Basic Energy Services, Inc.                                   62,127    1,171,715       0.0%
#*  Bill Barrett Corp.                                           216,360    1,066,655       0.0%
*   Bonanza Creek Energy, Inc.                                    18,840      637,357       0.0%
#   Bristow Group, Inc.                                           11,100      104,784       0.0%
#*  Callon Petroleum Co.                                         807,055    8,950,240       0.2%
#*  Clean Energy Fuels Corp.                                     218,108      512,554       0.0%
#*  Cloud Peak Energy, Inc.                                      227,774      968,040       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Energy -- (Continued)
#*  CONSOL Energy, Inc.                                            795,327 $12,828,625       0.3%
*   Contango Oil & Gas Co.                                           3,500      13,965       0.0%
#   CVR Energy, Inc.                                                10,755     295,225       0.0%
*   Dawson Geophysical Co.                                          37,315     164,932       0.0%
    Delek US Holdings, Inc.                                        280,340   7,302,857       0.2%
    DHT Holdings, Inc.                                              73,099     288,010       0.0%
#*  Diamond Offshore Drilling, Inc.                                 44,902     751,210       0.0%
#*  Dorian LPG, Ltd.                                                16,242     116,130       0.0%
#*  Dril-Quip, Inc.                                                142,608   6,003,797       0.1%
#*  Earthstone Energy, Inc. Class A                                  1,896      15,263       0.0%
*   Eclipse Resources Corp.                                         96,627     214,512       0.0%
#   EnLink Midstream LLC                                           144,402   2,238,231       0.1%
    Ensco P.L.C. Class A                                           792,298   4,270,486       0.1%
*   Era Group, Inc.                                                 76,943     827,907       0.0%
*   Exterran Corp.                                                 125,763   4,058,372       0.1%
#*  Forum Energy Technologies, Inc.                                341,094   4,911,754       0.1%
#*  Geospace Technologies Corp.                                     27,570     414,101       0.0%
#   Green Plains, Inc.                                             135,748   2,497,763       0.1%
#   Gulf Island Fabrication, Inc.                                   39,145     514,757       0.0%
#*  Gulfport Energy Corp.                                          645,464   8,842,857       0.2%
*   Halcon Resources Corp.                                           7,547      49,659       0.0%
    Hallador Energy Co.                                             11,152      57,767       0.0%
#*  Helix Energy Solutions Group, Inc.                             507,047   3,458,061       0.1%
#   Helmerich & Payne, Inc.                                        299,637  16,273,285       0.3%
#   HollyFrontier Corp.                                            558,945  20,653,018       0.4%
*   Independence Contract Drilling, Inc.                            20,376      66,018       0.0%
*   International Seaways, Inc.                                     19,677     396,295       0.0%
#*  Kosmos Energy, Ltd.                                             62,184     477,573       0.0%
*   Lonestar Resources US Inc. Class A                               2,502       8,732       0.0%
#*  Matador Resources Co.                                          123,694   3,284,076       0.1%
*   Matrix Service Co.                                              72,773   1,026,099       0.0%
*   McDermott International, Inc.                                1,112,861   7,367,140       0.2%
*   Mitcham Industries, Inc.                                        41,816     136,320       0.0%
#   Murphy Oil Corp.                                               622,293  16,646,338       0.4%
#   Nabors Industries, Ltd.                                        828,757   4,665,902       0.1%
    NACCO Industries, Inc. Class A                                  24,983   1,039,293       0.0%
*   Natural Gas Services Group, Inc.                                67,821   1,885,424       0.0%
#*  Newpark Resources, Inc.                                        433,546   3,793,528       0.1%
#*  Noble Corp. P.L.C.                                             491,118   2,043,051       0.0%
    Noble Energy, Inc.                                              25,771     718,238       0.0%
#*  Oasis Petroleum, Inc.                                          688,414   6,505,512       0.1%
    Oceaneering International, Inc.                                354,653   7,171,084       0.2%
#*  Oil States International, Inc.                                 123,262   2,841,189       0.1%
*   Overseas Shipholding Group, Inc. Class A                        58,262     138,081       0.0%
*   Pacific Ethanol, Inc.                                           83,268     399,686       0.0%
    Panhandle Oil and Gas, Inc. Class A                              4,250     102,638       0.0%
#*  Par Pacific Holdings, Inc.                                      23,561     494,545       0.0%
*   Parker Drilling Co.                                             75,819      79,610       0.0%
    Patterson-UTI Energy, Inc.                                     437,381   8,651,396       0.2%
#   PBF Energy, Inc. Class A                                       365,375  10,584,914       0.2%
#*  PDC Energy, Inc.                                               134,245   6,837,098       0.1%
*   Penn Virginia Corp.                                              4,217     164,336       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
*   PHI, Inc. Non-Voting                                            21,265 $    248,588       0.0%
#*  Pioneer Energy Services Corp.                                  125,458      238,370       0.0%
*   QEP Resources, Inc.                                            501,155    4,485,337       0.1%
#*  Renewable Energy Group, Inc.                                   195,552    2,366,179       0.1%
#*  REX American Resources Corp.                                    43,724    3,855,582       0.1%
*   Rice Energy, Inc.                                              445,580   12,632,193       0.3%
*   RigNet, Inc.                                                    14,739      257,196       0.0%
*   Ring Energy, Inc.                                               71,767      919,335       0.0%
#*  Rowan Cos. P.L.C. Class A                                       24,313      348,405       0.0%
#*  RSP Permian, Inc.                                              420,616   14,473,397       0.3%
#*  SandRidge Energy, Inc.                                          33,050      620,349       0.0%
#   Scorpio Tankers, Inc.                                          584,653    2,081,365       0.0%
*   SEACOR Holdings, Inc.                                           76,697    3,620,098       0.1%
#*  SEACOR Marine Holdings, Inc.                                    68,084      963,389       0.0%
#   SemGroup Corp. Class A                                         190,635    4,966,042       0.1%
    Ship Finance International, Ltd.                                50,913      758,604       0.0%
*   SilverBow Resources, Inc.                                        2,452       55,145       0.0%
#   SM Energy Co.                                                  119,939    2,558,299       0.1%
#*  SRC Energy, Inc.                                               322,714    3,078,692       0.1%
#*  Superior Energy Services, Inc.                                 215,293    1,898,884       0.0%
    Targa Resources Corp.                                          167,165    6,937,347       0.2%
#*  Tesco Corp.                                                    227,725      876,741       0.0%
#*  TETRA Technologies, Inc.                                       153,945      437,204       0.0%
#*  Transocean, Ltd.                                             1,142,696   11,998,308       0.3%
#*  Unit Corp.                                                     146,851    2,749,051       0.1%
#   US Silica Holdings, Inc.                                        30,981      945,230       0.0%
#*  Whiting Petroleum Corp.                                      1,067,346    6,414,749       0.1%
*   Willbros Group, Inc.                                            78,004      238,692       0.0%
    World Fuel Services Corp.                                      128,448    3,570,854       0.1%
*   WPX Energy, Inc.                                               638,305    7,200,080       0.2%
                                                                           ------------       ---
Total Energy                                                                320,774,349       6.8%
                                                                           ------------       ---
Financials -- (24.1%)
#   1st Constitution Bancorp                                           865       15,527       0.0%
    1st Source Corp.                                               215,054   11,034,421       0.2%
    A-Mark Precious Metals, Inc.                                     1,556       24,165       0.0%
    Access National Corp.                                           15,082      438,886       0.0%
    ACNB Corp.                                                         497       13,866       0.0%
*   Alleghany Corp.                                                  1,573      890,664       0.0%
#*  Allegiance Bancshares, Inc.                                      1,949       76,401       0.0%
#*  Ambac Financial Group, Inc.                                     65,248    1,062,237       0.0%
    American Equity Investment Life Holding Co.                    355,327   10,485,700       0.2%
    American Financial Group, Inc.                                 294,639   31,081,468       0.7%
    American National Bankshares, Inc.                              15,955      624,638       0.0%
    American National Insurance Co.                                 41,732    5,080,036       0.1%
    American River Bankshares                                        8,728      132,666       0.0%
#   Ameris Bancorp                                                  72,601    3,477,588       0.1%
    AMERISAFE, Inc.                                                 76,521    4,950,909       0.1%
    AmeriServ Financial, Inc.                                       69,711      285,815       0.0%
    Argo Group International Holdings, Ltd.                        189,021   11,898,872       0.3%
    Arrow Financial Corp.                                            2,887      101,911       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Aspen Insurance Holdings, Ltd.                               293,939 $12,609,983       0.3%
    Associated Banc-Corp                                         466,648  11,806,194       0.3%
#   Associated Capital Group, Inc. Class A                           801      29,717       0.0%
    Assurant, Inc.                                               319,133  32,120,736       0.7%
    Assured Guaranty, Ltd.                                       454,707  16,869,630       0.4%
*   Asta Funding, Inc.                                             6,462      46,203       0.0%
    Atlantic American Corp.                                        9,523      33,807       0.0%
*   Atlantic Capital Bancshares, Inc.                              3,518      57,871       0.0%
*   Atlantic Coast Financial Corp.                                 7,682      66,987       0.0%
*   Atlanticus Holdings Corp.                                     55,958     127,025       0.0%
*   Atlas Financial Holdings, Inc.                                 1,510      29,823       0.0%
    Auburn National Bancorporation, Inc.                             513      17,724       0.0%
    Axis Capital Holdings, Ltd.                                  324,451  17,646,890       0.4%
#   Baldwin & Lyons, Inc. Class A                                    276       6,210       0.0%
    Baldwin & Lyons, Inc. Class B                                 58,678   1,346,660       0.0%
#   Banc of California, Inc.                                      60,270   1,268,684       0.0%
    BancFirst Corp.                                               12,902     705,094       0.0%
#   Bancorp of New Jersey, Inc.                                      568       9,940       0.0%
*   Bancorp, Inc. (The)                                          122,289   1,028,450       0.0%
    BancorpSouth, Inc.                                           275,023   8,690,727       0.2%
    Bank Mutual Corp.                                            143,472   1,517,216       0.0%
#   Bank of Commerce Holdings                                      5,142      61,704       0.0%
#   Bank of Marin Bancorp                                          4,162     281,976       0.0%
    BankFinancial Corp.                                           71,593   1,134,033       0.0%
    Bankwell Financial Group, Inc.                                   503      18,410       0.0%
    Banner Corp.                                                  49,647   2,845,766       0.1%
    Bar Harbor Bankshares                                         40,043   1,210,500       0.0%
    BCB Bancorp, Inc.                                              6,576      92,393       0.0%
    Bear State Financial, Inc.                                     9,438      96,834       0.0%
    Beneficial Bancorp, Inc.                                     141,804   2,339,766       0.1%
    Berkshire Hills Bancorp, Inc.                                140,827   5,393,674       0.1%
#   Blue Capital Reinsurance Holdings, Ltd.                        4,806      63,680       0.0%
    Blue Hills Bancorp, Inc.                                      10,658     231,279       0.0%
#*  BofI Holding, Inc.                                           227,512   6,120,073       0.1%
    BOK Financial Corp.                                          105,640   9,134,691       0.2%
    Boston Private Financial Holdings, Inc.                      266,928   4,244,155       0.1%
#   Bridge Bancorp, Inc.                                           9,032     320,636       0.0%
    Brookline Bancorp, Inc.                                      227,894   3,509,568       0.1%
#   Bryn Mawr Bank Corp.                                          39,220   1,719,797       0.0%
#*  BSB Bancorp, Inc.                                                435      13,007       0.0%
    C&F Financial Corp.                                            4,795     278,110       0.0%
    California First National Bancorp                             17,918     275,937       0.0%
    Camden National Corp.                                         40,448   1,746,140       0.0%
#   Capital Bank Financial Corp. Class A                          45,888   1,863,053       0.0%
    Capital City Bank Group, Inc.                                 38,104     939,645       0.0%
    Capitol Federal Financial, Inc.                              396,051   5,461,543       0.1%
#   Carolina Financial Corp.                                       4,150     152,928       0.0%
    Cathay General Bancorp                                       299,120  12,503,216       0.3%
    CenterState Banks Corp.                                       84,059   2,239,332       0.1%
    Central Pacific Financial Corp.                               45,947   1,429,871       0.0%
#   Central Valley Community Bancorp                               2,838      57,328       0.0%
    Century Bancorp, Inc. Class A                                  3,983     338,356       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Charter Financial Corp.                                          5,348 $   102,521       0.0%
#   Chemical Financial Corp.                                        94,890   4,999,754       0.1%
    Chemung Financial Corp.                                            306      14,455       0.0%
#   CIT Group, Inc.                                                127,747   5,955,565       0.1%
    Citizens & Northern Corp.                                        3,751      91,637       0.0%
    Citizens Community Bancorp, Inc.                                29,400     400,134       0.0%
    Citizens Holding Co.                                             1,122      27,489       0.0%
#*  Citizens, Inc.                                                 167,031   1,266,095       0.0%
#   City Holding Co.                                                14,788   1,042,406       0.0%
#   Clifton Bancorp, Inc.                                           27,904     475,205       0.0%
    CNB Financial Corp.                                              5,411     155,566       0.0%
    CNO Financial Group, Inc.                                    1,201,584  28,801,968       0.6%
*   Coastway Bancorp, Inc.                                             668      13,527       0.0%
    CoBiz Financial, Inc.                                          131,357   2,684,937       0.1%
    Codorus Valley Bancorp, Inc.                                     6,353     200,993       0.0%
    Colony Bankcorp, Inc.                                            4,653      64,444       0.0%
    Columbia Banking System, Inc.                                  151,543   6,593,636       0.1%
#   Community Bank System, Inc.                                    133,267   7,368,332       0.2%
#*  Community Bankers Trust Corp.                                    1,701      14,714       0.0%
    Community Financial Corp. (The)                                    805      29,149       0.0%
    Community Trust Bancorp, Inc.                                   36,430   1,759,569       0.0%
    Community West Bancshares                                       16,252     169,833       0.0%
    ConnectOne Bancorp, Inc.                                        66,893   1,796,077       0.0%
*   Consumer Portfolio Services, Inc.                               85,246     370,820       0.0%
#*  Cowen, Inc.                                                     69,695   1,045,425       0.0%
*   Customers Bancorp, Inc.                                         49,959   1,365,879       0.0%
#   CVB Financial Corp.                                             52,409   1,250,479       0.0%
    Dime Community Bancshares, Inc.                                103,802   2,288,834       0.1%
    Donegal Group, Inc. Class A                                     71,708   1,229,075       0.0%
    Donegal Group, Inc. Class B                                      6,421      99,526       0.0%
*   E*TRADE Financial Corp.                                        290,073  12,644,282       0.3%
*   Eagle Bancorp, Inc.                                                585      38,990       0.0%
    East West Bancorp, Inc.                                            850      50,864       0.0%
    EMC Insurance Group, Inc.                                      206,253   6,076,213       0.1%
    Employers Holdings, Inc.                                       100,964   4,815,983       0.1%
#*  Encore Capital Group, Inc.                                      80,657   3,746,518       0.1%
#*  Enova International, Inc.                                       76,768   1,140,005       0.0%
*   Enstar Group, Ltd.                                               5,360   1,221,008       0.0%
    Enterprise Bancorp, Inc.                                         8,770     316,597       0.0%
    Enterprise Financial Services Corp.                             42,119   1,836,388       0.0%
*   Equity Bancshares, Inc. Class A                                  4,773     162,712       0.0%
    ESSA Bancorp, Inc.                                              22,806     368,773       0.0%
#   Evans Bancorp, Inc.                                              8,953     389,903       0.0%
#*  Ezcorp, Inc. Class A                                            98,000   1,004,500       0.0%
    Farmers Capital Bank Corp.                                       6,611     275,018       0.0%
#   Farmers National Banc Corp.                                      9,256     134,212       0.0%
    FBL Financial Group, Inc. Class A                              126,005   9,746,487       0.2%
#*  FCB Financial Holdings, Inc. Class A                            26,169   1,222,092       0.0%
    Federal Agricultural Mortgage Corp. Class A                      2,471     181,001       0.0%
#   Federal Agricultural Mortgage Corp. Class C                     43,772   3,249,633       0.1%
    Federated National Holding Co.                                  56,974     873,981       0.0%
#   Fidelity & Guaranty Life                                         4,011     124,742       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   Fidelity Southern Corp.                                       45,067 $   988,319       0.0%
    Financial Institutions, Inc.                                  33,781   1,108,017       0.0%
*   First Acceptance Corp.                                        90,168      90,619       0.0%
#   First American Financial Corp.                               291,331  15,854,233       0.3%
*   First BanCorp(318672706)                                     373,392   1,922,969       0.1%
    First Bancorp(318910106)                                      68,195   2,502,756       0.1%
#   First Bancorp, Inc.                                           19,240     600,480       0.0%
#   First Bancshares, Inc. (The)                                   1,164      37,132       0.0%
    First Busey Corp.                                             52,057   1,620,014       0.0%
    First Business Financial Services, Inc.                        6,828     151,786       0.0%
    First Citizens BancShares, Inc. Class A                       22,443   9,089,415       0.2%
    First Commonwealth Financial Corp.                           285,908   4,162,820       0.1%
    First Community Bancshares, Inc.                              41,732   1,246,535       0.0%
    First Connecticut Bancorp, Inc.                                9,617     253,889       0.0%
    First Defiance Financial Corp.                                38,047   2,062,147       0.1%
    First Financial Bancorp                                      122,267   3,337,889       0.1%
    First Financial Corp.                                         45,672   2,169,420       0.1%
    First Financial Northwest, Inc.                              111,813   1,859,450       0.0%
#*  First Foundation, Inc.                                         8,267     153,022       0.0%
#   First Horizon National Corp.                                 119,916   2,250,823       0.1%
    First Internet Bancorp                                           469      17,681       0.0%
    First Interstate Bancsystem, Inc. Class A                    121,991   4,794,246       0.1%
    First Merchants Corp.                                        165,434   7,113,662       0.2%
#   First Mid-Illinois Bancshares, Inc.                            1,514      58,440       0.0%
    First Midwest Bancorp, Inc.                                  310,558   7,170,784       0.2%
*   First Northwest Bancorp                                        2,331      39,441       0.0%
    First of Long Island Corp. (The)                                 600      18,930       0.0%
#   First South Bancorp, Inc.                                        967      18,035       0.0%
*   First United Corp.                                             4,138      72,415       0.0%
    FirstCash, Inc.                                              104,660   6,682,541       0.2%
*   Flagstar Bancorp, Inc.                                       121,162   4,527,824       0.1%
#   Flushing Financial Corp.                                     119,416   3,580,092       0.1%
    FNB Corp.                                                    740,371   9,987,605       0.2%
*   FNFV Group                                                    36,057     621,983       0.0%
#*  Franklin Financial Network, Inc.                               3,855     132,227       0.0%
    FS Bancorp, Inc.                                               1,987     107,854       0.0%
#   Fulton Financial Corp.                                       634,174  11,541,967       0.3%
#   Gain Capital Holdings, Inc.                                   29,796     219,894       0.0%
*   Genworth Financial, Inc. Class A                             281,302     931,110       0.0%
#   German American Bancorp, Inc.                                 92,565   3,330,489       0.1%
#   Glacier Bancorp, Inc.                                         96,656   3,669,062       0.1%
*   Global Indemnity, Ltd.                                        60,021   2,519,081       0.1%
    Great Southern Bancorp, Inc.                                  29,794   1,601,427       0.0%
    Great Western Bancorp, Inc.                                   63,714   2,586,151       0.1%
*   Green Bancorp, Inc.                                            1,500      33,225       0.0%
#*  Green Dot Corp. Class A                                      122,316   6,925,532       0.2%
*   Greenlight Capital Re, Ltd. Class A                           70,956   1,564,580       0.0%
    Guaranty Federal Bancshares, Inc.                             14,051     297,038       0.0%
*   Hallmark Financial Services, Inc.                             69,665     807,417       0.0%
    Hancock Holding Co.                                          214,163  10,440,446       0.2%
    Hanmi Financial Corp.                                         78,310   2,408,032       0.1%
    Hanover Insurance Group, Inc. (The)                          140,426  13,815,110       0.3%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
*   HarborOne Bancorp, Inc.                                          1,795 $    35,020       0.0%
    Hawthorn Bancshares, Inc.                                       11,666     233,903       0.0%
#   HCI Group, Inc.                                                 32,155   1,204,526       0.0%
    Heartland Financial USA, Inc.                                   16,317     803,612       0.0%
    Heritage Commerce Corp.                                        112,748   1,734,064       0.0%
    Heritage Financial Corp.                                        39,220   1,196,210       0.0%
#   Heritage Insurance Holdings, Inc.                               18,493     296,628       0.0%
    Hilltop Holdings, Inc.                                         306,847   7,229,315       0.2%
    Hingham Institution for Savings                                  1,253     243,959       0.0%
*   HMN Financial, Inc.                                             17,195     315,528       0.0%
#   Home Bancorp, Inc.                                               5,323     228,037       0.0%
    Home BancShares, Inc.                                            4,012      90,190       0.0%
*   HomeStreet, Inc.                                                34,975   1,016,024       0.0%
*   HomeTrust Bancshares, Inc.                                      14,464     379,680       0.0%
    Hope Bancorp, Inc.                                             380,303   7,016,590       0.2%
    HopFed Bancorp, Inc.                                            27,899     402,025       0.0%
    Horace Mann Educators Corp.                                    251,498  11,015,612       0.2%
    Horizon Bancorp                                                 30,497     839,277       0.0%
#*  Howard Bancorp, Inc.                                             2,243      46,879       0.0%
    Iberiabank Corp.                                               152,538  11,249,677       0.2%
#   Independence Holding Co.                                         1,138      30,897       0.0%
    Independent Bank Corp.(453836108)                               73,364   5,289,544       0.1%
    Independent Bank Corp.(453838609)                               43,229     972,653       0.0%
    Independent Bank Group, Inc.                                    17,789   1,118,928       0.0%
    Infinity Property & Casualty Corp.                              90,310   8,520,748       0.2%
#   Interactive Brokers Group, Inc. Class A                         41,338   2,233,079       0.1%
    International Bancshares Corp.                                 213,344   8,661,766       0.2%
*   INTL. FCStone, Inc.                                             39,944   1,658,075       0.0%
    Investment Technology Group, Inc.                               98,888   2,320,901       0.1%
#   Investors Bancorp, Inc.                                      1,011,408  13,906,860       0.3%
    Investors Title Co.                                              7,917   1,501,855       0.0%
#   Janus Henderson Group P.L.C.                                   202,962   7,052,929       0.2%
#   Kearny Financial Corp.                                         120,058   1,806,873       0.0%
    Kemper Corp.                                                   183,887  11,787,157       0.3%
    Kentucky First Federal Bancorp                                     496       4,762       0.0%
#   Kingstone Cos., Inc.                                             1,214      19,667       0.0%
    Ladenburg Thalmann Financial Services, Inc.                     17,957      54,948       0.0%
#   Lake Shore Bancorp, Inc.                                         1,066      17,376       0.0%
    Lakeland Bancorp, Inc.                                         136,571   2,806,534       0.1%
    Lakeland Financial Corp.                                        32,815   1,584,308       0.0%
    Landmark Bancorp, Inc.                                           2,964      89,957       0.0%
    LCNB Corp.                                                         612      12,485       0.0%
    LegacyTexas Financial Group, Inc.                               56,397   2,249,676       0.1%
    Legg Mason, Inc.                                               367,311  14,023,934       0.3%
    Leucadia National Corp.                                         14,822     374,997       0.0%
    Macatawa Bank Corp.                                             84,693     850,318       0.0%
    Mackinac Financial Corp.                                        14,051     217,791       0.0%
*   Magyar Bancorp, Inc.                                             6,751      83,139       0.0%
#   Maiden Holdings, Ltd.                                          163,995   1,352,959       0.0%
    MainSource Financial Group, Inc.                               118,760   4,476,064       0.1%
*   Malvern Bancorp, Inc.                                              743      20,061       0.0%
    Marlin Business Services Corp.                                  61,664   1,350,442       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    MB Financial, Inc.                                           211,303 $ 9,707,260       0.2%
#*  MBIA, Inc.                                                   521,142   3,778,279       0.1%
    MBT Financial Corp.                                           55,798     588,669       0.0%
    Mercantile Bank Corp.                                         38,638   1,394,832       0.0%
#   Mercury General Corp.                                         10,281     575,428       0.0%
    Meridian Bancorp, Inc.                                        97,650   1,923,705       0.1%
    Meta Financial Group, Inc.                                    17,309   1,510,210       0.0%
*   MGIC Investment Corp.                                        394,009   5,634,329       0.1%
#   Mid Penn Bancorp, Inc.                                           262       7,716       0.0%
    Midland States Bancorp, Inc.                                   5,132     166,533       0.0%
#   MidSouth Bancorp, Inc.                                        30,676     401,856       0.0%
    MidWestOne Financial Group, Inc.                              18,255     642,759       0.0%
    MSB Financial Corp.                                            3,419      59,149       0.0%
    MutualFirst Financial, Inc.                                   18,690     723,303       0.0%
    National Bank Holdings Corp. Class A                          65,744   2,157,718       0.1%
    National Bankshares, Inc.                                        658      29,149       0.0%
#*  National Commerce Corp.                                        3,668     149,471       0.0%
    National General Holdings Corp.                                5,105     103,019       0.0%
    National Security Group, Inc. (The)                              193       2,524       0.0%
    National Western Life Group, Inc. Class A                      6,145   2,197,329       0.1%
#*  Nationstar Mortgage Holdings, Inc.                            14,187     276,221       0.0%
    Navient Corp.                                                756,021   9,420,022       0.2%
    Navigators Group, Inc. (The)                                 153,512   8,903,696       0.2%
    NBT Bancorp, Inc.                                             48,343   1,843,802       0.0%
    Nelnet, Inc. Class A                                         111,516   6,528,147       0.1%
#   New York Community Bancorp, Inc.                             329,684   4,140,831       0.1%
    NewStar Financial, Inc.                                      159,703   1,961,153       0.1%
*   Nicholas Financial, Inc.                                      20,100     177,483       0.0%
*   Nicolet Bankshares, Inc.                                       1,079      61,438       0.0%
*   NMI Holdings, Inc. Class A                                    76,337   1,110,703       0.0%
    Northeast Bancorp                                              2,676      68,907       0.0%
    Northfield Bancorp, Inc.                                     123,117   2,100,376       0.1%
    Northrim BanCorp, Inc.                                        26,314     855,205       0.0%
#   Northwest Bancshares, Inc.                                   299,089   5,045,631       0.1%
#   Norwood Financial Corp.                                        3,847     114,910       0.0%
#   OceanFirst Financial Corp.                                    46,224   1,282,716       0.0%
    OFG Bancorp                                                  124,853   1,111,192       0.0%
#   Ohio Valley Banc Corp.                                         1,614      57,458       0.0%
#   Old Line Bancshares, Inc.                                      2,048      61,747       0.0%
#   Old National Bancorp                                         379,597   6,908,665       0.2%
    Old Republic International Corp.                             876,356  17,781,263       0.4%
    Old Second Bancorp, Inc.                                      48,021     657,888       0.0%
*   On Deck Capital, Inc.                                         33,783     166,550       0.0%
*   OneMain Holdings, Inc.                                        39,936   1,268,767       0.0%
    Oppenheimer Holdings, Inc. Class A                            12,633     274,768       0.0%
*   Opus Bank                                                     16,864     436,778       0.0%
    Oritani Financial Corp.                                      114,378   1,938,707       0.1%
    Orrstown Financial Services, Inc.                                450      11,475       0.0%
    Pacific Continental Corp.                                     30,278     847,784       0.0%
*   Pacific Mercantile Bancorp                                    30,749     287,503       0.0%
#*  Pacific Premier Bancorp, Inc.                                 17,590     710,636       0.0%
    PacWest Bancorp                                              282,494  13,650,097       0.3%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
*   Paragon Commercial Corp.                                           809 $    46,574       0.0%
    Park Sterling Corp.                                             90,477   1,137,296       0.0%
#   Parke Bancorp, Inc.                                              3,065      66,051       0.0%
    Peapack Gladstone Financial Corp.                               30,092   1,043,891       0.0%
#   Penns Woods Bancorp, Inc.                                        3,185     154,218       0.0%
#   People's United Financial, Inc.                              1,285,328  23,984,220       0.5%
    People's Utah Bancorp                                              600      18,660       0.0%
    Peoples Bancorp of North Carolina, Inc.                          4,643     158,280       0.0%
    Peoples Bancorp, Inc.                                           44,484   1,473,310       0.0%
#   Peoples Financial Services Corp.                                 1,342      60,846       0.0%
#*  PHH Corp.                                                      166,979   2,205,793       0.1%
#   Pinnacle Financial Partners, Inc.                              103,952   6,881,622       0.2%
#   Piper Jaffray Cos.                                              42,749   3,124,952       0.1%
    Popular, Inc.                                                  203,417   7,461,336       0.2%
#*  PRA Group, Inc.                                                 58,127   1,621,743       0.0%
    Preferred Bank                                                  21,879   1,350,591       0.0%
    Premier Financial Bancorp, Inc.                                 20,093     415,925       0.0%
#   Primerica, Inc.                                                 35,719   3,161,131       0.1%
    ProAssurance Corp.                                             100,392   5,626,972       0.1%
    Prosperity Bancshares, Inc.                                    202,126  13,295,848       0.3%
    Provident Financial Holdings, Inc.                              26,149     505,460       0.0%
    Provident Financial Services, Inc.                             237,681   6,464,923       0.1%
#   Prudential Bancorp, Inc.                                           156       2,847       0.0%
    QCR Holdings, Inc.                                              10,460     499,465       0.0%
    Radian Group, Inc.                                             439,207   9,205,779       0.2%
*   Regional Management Corp.                                       19,879     490,813       0.0%
    Reinsurance Group of America, Inc.                             203,201  30,354,165       0.7%
    RenaissanceRe Holdings, Ltd.                                   150,298  20,795,231       0.4%
    Renasant Corp.                                                 137,344   5,686,042       0.1%
    Republic Bancorp, Inc. Class A                                  17,545     689,869       0.0%
#*  Republic First Bancorp, Inc.                                     4,394      40,645       0.0%
#   Riverview Bancorp, Inc.                                         23,458     208,307       0.0%
#   RLI Corp.                                                        6,138     362,694       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A                   5,264      23,162       0.0%
    S&T Bancorp, Inc.                                               87,232   3,566,916       0.1%
*   Safeguard Scientifics, Inc.                                     34,352     484,363       0.0%
    Safety Insurance Group, Inc.                                    70,391   5,786,140       0.1%
    Salisbury Bancorp, Inc.                                            490      22,271       0.0%
    Sandy Spring Bancorp, Inc.                                      95,300   3,851,073       0.1%
*   Santander Consumer USA Holdings, Inc.                          213,786   3,557,399       0.1%
    SB Financial Group, Inc.                                         1,320      23,192       0.0%
*   Seacoast Banking Corp. of Florida                               19,987     495,478       0.0%
*   Security National Financial Corp. Class A                       10,720      58,960       0.0%
*   Select Bancorp, Inc.                                             6,103      71,222       0.0%
    Selective Insurance Group, Inc.                                222,371  13,253,312       0.3%
    Shore Bancshares, Inc.                                           7,315     120,405       0.0%
    SI Financial Group, Inc.                                        20,971     314,565       0.0%
    Sierra Bancorp                                                  11,634     307,836       0.0%
#   Simmons First National Corp. Class A                           146,700   8,464,614       0.2%
*   SLM Corp.                                                       98,617   1,044,354       0.0%
    South State Corp.                                               65,915   5,935,646       0.1%
*   Southern First Bancshares, Inc.                                 15,391     593,323       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Southern Missouri Bancorp, Inc.                                2,162 $    79,843       0.0%
    Southern National Bancorp of Virginia, Inc.                   10,934     178,552       0.0%
#   Southside Bancshares, Inc.                                    54,601   1,933,421       0.1%
    Southwest Georgia Financial Corp.                                731      15,351       0.0%
    State Auto Financial Corp.                                   156,663   4,016,839       0.1%
    State Bank Financial Corp.                                    40,627   1,174,527       0.0%
    State National Cos., Inc.                                      4,106      86,308       0.0%
#   Sterling Bancorp                                             674,195  16,888,591       0.4%
    Stewart Information Services Corp.                            76,617   2,906,849       0.1%
    Stifel Financial Corp.                                       102,567   5,439,128       0.1%
    Stock Yards Bancorp, Inc.                                        750      28,313       0.0%
#   Summit Financial Group, Inc.                                   1,619      44,037       0.0%
    Sun Bancorp, Inc.                                             39,224     994,328       0.0%
#   Sussex Bancorp                                                 7,441     190,490       0.0%
    Synovus Financial Corp.                                      292,437  13,700,673       0.3%
    TCF Financial Corp.                                          534,790   9,743,874       0.2%
    Territorial Bancorp, Inc.                                     15,633     493,846       0.0%
#*  Texas Capital Bancshares, Inc.                                57,599   4,956,394       0.1%
*   Third Point Reinsurance, Ltd.                                 42,833     715,311       0.0%
    Timberland Bancorp, Inc.                                      52,391   1,587,971       0.0%
    Tiptree, Inc.                                                136,453     907,412       0.0%
    Tompkins Financial Corp.                                      14,598   1,271,778       0.0%
#   Towne Bank                                                   143,758   4,815,893       0.1%
    Trico Bancshares                                              43,565   1,804,462       0.0%
#*  TriState Capital Holdings, Inc.                               21,049     476,760       0.0%
*   Triumph Bancorp, Inc.                                          2,454      76,074       0.0%
    TrustCo Bank Corp. NY                                        207,336   1,902,308       0.1%
#   Trustmark Corp.                                              242,301   7,981,395       0.2%
    UMB Financial Corp.                                           25,764   1,894,427       0.0%
    Umpqua Holdings Corp.                                        800,263  16,373,381       0.4%
#*  Unico American Corp.                                          35,600     349,770       0.0%
#   Union Bankshares Corp.                                       200,632   6,923,810       0.2%
    United Bancshares, Inc.                                          590      13,482       0.0%
#   United Bankshares, Inc.                                      213,058   7,659,435       0.2%
    United Community Bancorp                                         870      18,270       0.0%
    United Community Banks, Inc.                                  90,500   2,481,510       0.1%
    United Community Financial Corp.                             169,715   1,566,469       0.0%
    United Financial Bancorp, Inc.                               157,060   2,875,769       0.1%
    United Fire Group, Inc.                                      112,974   5,206,972       0.1%
#   United Insurance Holdings Corp.                               11,536     181,577       0.0%
#   United Security Bancshares                                     1,687      15,858       0.0%
    Unity Bancorp, Inc.                                           27,893     550,887       0.0%
#   Universal Insurance Holdings, Inc.                            49,436   1,179,049       0.0%
    Univest Corp. of Pennsylvania                                 32,795     960,894       0.0%
    Validus Holdings, Ltd.                                       295,391  15,383,963       0.3%
#   Valley National Bancorp                                      620,609   7,137,003       0.2%
*   Veritex Holdings, Inc.                                           913      24,067       0.0%
    Virtus Investment Partners, Inc.                               9,203   1,071,229       0.0%
*   Walker & Dunlop, Inc.                                         89,820   4,930,220       0.1%
    Washington Federal, Inc.                                     326,323  11,356,040       0.2%
    Washington Trust Bancorp, Inc.                                17,053     946,442       0.0%
    WashingtonFirst Bankshares, Inc.                                 516      18,029       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Financials -- (Continued)
    Waterstone Financial, Inc.                                    49,921 $      958,483       0.0%
    Wayne Savings Bancshares, Inc.                                 1,300         23,140       0.0%
    Webster Financial Corp.                                      209,439     11,517,051       0.3%
    WesBanco, Inc.                                               208,420      8,420,168       0.2%
    West Bancorporation, Inc.                                     90,568      2,214,388       0.1%
*   Western Alliance Bancorp                                     105,614      5,893,261       0.1%
    Western New England Bancorp, Inc.                            118,440      1,249,542       0.0%
    White Mountains Insurance Group, Ltd.                          2,199      1,955,241       0.1%
    Wintrust Financial Corp.                                     182,739     14,854,853       0.3%
#*  World Acceptance Corp.                                         3,555        311,063       0.0%
    WR Berkley Corp.                                             223,655     15,338,260       0.3%
    WSFS Financial Corp.                                          30,861      1,533,792       0.0%
    WVS Financial Corp.                                            1,304         20,701       0.0%
#   Zions Bancorporation                                         770,717     35,807,512       0.8%
                                                                         --------------      ----
Total Financials                                                          1,268,263,406      26.8%
                                                                         --------------      ----
Health Care -- (4.8%)
#*  Acadia Healthcare Co., Inc.                                  182,512      5,723,576       0.1%
    Aceto Corp.                                                  163,117      1,642,588       0.0%
#*  Achillion Pharmaceuticals, Inc.                              263,631      1,059,797       0.0%
#*  Acorda Therapeutics, Inc.                                    258,365      6,866,050       0.2%
*   Addus HomeCare Corp.                                          68,990      2,483,640       0.1%
*   Adverum Biotechnologies, Inc.                                 56,725        184,356       0.0%
#*  Aeglea BioTherapeutics, Inc.                                   6,297         26,825       0.0%
*   Allscripts Healthcare Solutions, Inc.                        167,302      2,255,231       0.1%
*   Almost Family, Inc.                                           61,927      2,740,270       0.1%
#*  Alpine Immune Sciences, Inc.                                   2,695         27,031       0.0%
#*  AMAG Pharmaceuticals, Inc.                                    76,948      1,208,084       0.0%
#*  Amedisys, Inc.                                                72,097      3,468,587       0.1%
*   American Shared Hospital Services                              8,624         26,734       0.0%
#*  AMN Healthcare Services, Inc.                                 35,119      1,541,724       0.0%
#*  Amphastar Pharmaceuticals, Inc.                              106,646      1,927,093       0.0%
    Analogic Corp.                                                40,132      3,222,600       0.1%
*   AngioDynamics, Inc.                                          105,807      1,795,545       0.0%
*   ANI Pharmaceuticals, Inc.                                      2,600        151,008       0.0%
*   Anika Therapeutics, Inc.                                      68,061      3,718,172       0.1%
*   Applied Genetic Technologies Corp.                            18,147         61,700       0.0%
#*  Aptevo Therapeutics, Inc.                                     38,365        109,532       0.0%
#*  Ardelyx, Inc.                                                 31,378        167,872       0.0%
*   Bio-Rad Laboratories, Inc. Class A                             5,100      1,120,929       0.0%
#*  BioTelemetry, Inc.                                            66,306      1,926,189       0.0%
#*  Brookdale Senior Living, Inc.                                159,848      1,603,275       0.0%
#*  Cambrex Corp.                                                 93,143      4,028,435       0.1%
    Cantel Medical Corp.                                          41,075      4,028,636       0.1%
#*  Capital Senior Living Corp.                                   80,886      1,075,784       0.0%
*   Cascadian Therapeutics, Inc.                                  44,053        202,203       0.0%
*   Catalyst Biosciences, Inc.                                    12,110         59,702       0.0%
#*  Celldex Therapeutics, Inc.                                   108,240        264,106       0.0%
*   Cempra, Inc.                                                  38,953         89,592       0.0%
*   Centene Corp.                                                 21,670      2,029,829       0.1%
*   Cesca Therapeutics, Inc.                                       5,968         23,753       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  Chimerix, Inc.                                               147,478 $   725,592       0.0%
#*  Community Health Systems, Inc.                                18,213     107,457       0.0%
    CONMED Corp.                                                 170,194   8,887,531       0.2%
*   Cross Country Healthcare, Inc.                                64,657     882,568       0.0%
#*  CryoLife, Inc.                                               106,759   2,076,463       0.1%
#*  Cumberland Pharmaceuticals, Inc.                              70,966     525,858       0.0%
*   Cutera, Inc.                                                  62,289   2,447,958       0.1%
    Digirad Corp.                                                 50,370     100,740       0.0%
#*  Diplomat Pharmacy, Inc.                                        6,853     144,256       0.0%
#*  Eiger BioPharmaceuticals, Inc.                                 2,029      22,623       0.0%
*   Electromed, Inc.                                              16,671     123,199       0.0%
#*  Emergent BioSolutions, Inc.                                   51,907   2,127,668       0.1%
#*  Enanta Pharmaceuticals, Inc.                                  16,058     797,601       0.0%
*   Endo International P.L.C.                                    593,134   3,784,195       0.1%
#   Ensign Group, Inc. (The)                                      17,389     401,338       0.0%
#*  Envision Healthcare Corp.                                    257,280  10,960,128       0.2%
*   Enzo Biochem, Inc.                                            83,686     824,307       0.0%
*   Esperion Therapeutics, Inc.                                    1,100      50,314       0.0%
#*  Evolent Health, Inc. Class A                                 100,581   1,634,441       0.0%
*   Exactech, Inc.                                                17,765     743,465       0.0%
#*  FONAR Corp.                                                    6,489     206,999       0.0%
*   Haemonetics Corp.                                             49,708   2,364,112       0.1%
#*  Halyard Health, Inc.                                         176,771   7,450,898       0.2%
*   Harvard Bioscience, Inc.                                     133,150     446,052       0.0%
*   HealthStream, Inc.                                            28,545     698,211       0.0%
*   HMS Holdings Corp.                                           111,687   2,148,858       0.1%
#*  Horizon Pharma P.L.C.                                        600,432   8,141,858       0.2%
*   ICU Medical, Inc.                                              7,144   1,365,218       0.0%
*   Immune Design Corp.                                            2,900      14,355       0.0%
*   Impax Laboratories, Inc.                                      84,438   1,532,550       0.0%
*   INC Research Holdings, Inc. Class A                           39,923   2,281,599       0.1%
*   Integer Holdings Corp.                                       126,414   6,143,720       0.1%
#*  Integra LifeSciences Holdings Corp.                           42,380   1,982,536       0.1%
#*  Intra-Cellular Therapies, Inc.                                72,423   1,129,075       0.0%
#   Invacare Corp.                                                80,060   1,240,930       0.0%
*   IRIDEX Corp.                                                  10,837      92,115       0.0%
#*  K2M Group Holdings, Inc.                                       7,023     138,283       0.0%
#*  Karyopharm Therapeutics, Inc.                                  2,524      25,770       0.0%
    Kewaunee Scientific Corp.                                     10,883     310,165       0.0%
*   Kindred Biosciences, Inc.                                    136,401   1,016,187       0.0%
#   Kindred Healthcare, Inc.                                     417,545   2,526,147       0.1%
#*  Lannett Co., Inc.                                             82,573   1,643,203       0.0%
#   LeMaitre Vascular, Inc.                                       50,529   1,617,433       0.0%
#*  LHC Group, Inc.                                               42,078   2,811,231       0.1%
*   LifePoint Health, Inc.                                       217,249  10,460,539       0.2%
#*  LivaNova P.L.C.                                                8,369     618,469       0.0%
#   Luminex Corp.                                                 20,256     432,466       0.0%
*   Magellan Health, Inc.                                         76,461   6,522,123       0.1%
#*  Mallinckrodt P.L.C.                                          221,169   7,004,422       0.2%
*   MEDNAX, Inc.                                                 100,232   4,389,159       0.1%
*   MEI Pharma, Inc.                                               6,983      18,295       0.0%
*   Merit Medical Systems, Inc.                                   87,501   3,329,413       0.1%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
#   Merrimack Pharmaceuticals, Inc.                                2,154 $     25,288       0.0%
*   Micron Solutions, Inc.                                         1,132        4,098       0.0%
#*  Mirati Therapeutics, Inc.                                      6,541       85,360       0.0%
#*  Misonix, Inc.                                                 28,468      290,374       0.0%
#*  Molina Healthcare, Inc.                                      291,138   19,747,891       0.4%
#*  Myriad Genetics, Inc.                                         37,420    1,282,758       0.0%
    National HealthCare Corp.                                     10,316      660,224       0.0%
#*  Natus Medical, Inc.                                          114,130    4,839,112       0.1%
*   Nuvectra Corp.                                                54,718      766,599       0.0%
*   Omnicell, Inc.                                               104,572    5,207,686       0.1%
*   OraSure Technologies, Inc.                                    80,222    1,584,384       0.0%
*   Orthofix International NV                                     32,360    1,738,703       0.0%
#*  Otonomy, Inc.                                                 10,379       30,878       0.0%
#   Owens & Minor, Inc.                                          156,339    3,841,249       0.1%
#*  Pain Therapeutics, Inc.                                        5,806       20,495       0.0%
#*  PDL BioPharma, Inc.                                          290,659      860,351       0.0%
*   Pfenex, Inc.                                                  10,963       34,643       0.0%
*   PharMerica Corp.                                             150,112    4,398,282       0.1%
*   Prestige Brands Holdings, Inc.                               176,096    8,258,902       0.2%
*   Providence Service Corp. (The)                                51,433    2,859,675       0.1%
#*  PTC Therapeutics, Inc.                                        48,200      903,268       0.0%
*   Quorum Health Corp.                                           53,101      303,738       0.0%
#*  Repligen Corp.                                                15,741      585,565       0.0%
#*  RTI Surgical, Inc.                                           164,087      738,391       0.0%
*   SeaSpine Holdings Corp.                                       21,076      211,182       0.0%
*   Select Medical Holdings Corp.                                266,733    5,107,937       0.1%
*   Spectrum Pharmaceuticals, Inc.                                46,180      904,666       0.0%
#*  Stemline Therapeutics, Inc.                                    7,479      102,088       0.0%
#*  Sucampo Pharmaceuticals, Inc. Class A                         36,738      367,380       0.0%
*   Surmodics, Inc.                                               14,010      416,797       0.0%
    Teleflex, Inc.                                                20,452    4,846,715       0.1%
*   Tetraphase Pharmaceuticals, Inc.                              24,450      146,945       0.0%
*   Tivity Health, Inc.                                           86,946    4,021,252       0.1%
#*  Tonix Pharmaceuticals Holding Corp.                            3,100       11,501       0.0%
#*  Triple-S Management Corp. Class B                             83,302    2,000,081       0.1%
    Utah Medical Products, Inc.                                    1,047       78,944       0.0%
#*  Verastem, Inc.                                                 8,300       31,706       0.0%
#*  Versartis, Inc.                                               33,084       59,551       0.0%
*   WellCare Health Plans, Inc.                                   11,235    2,221,609       0.1%
*   Zafgen, Inc.                                                  35,714      127,142       0.0%
#*  Zogenix, Inc.                                                 19,378      726,675       0.0%
                                                                         ------------       ---
Total Health Care                                                         254,780,626       5.4%
                                                                         ------------       ---
Industrials -- (19.5%)
    AAR Corp.                                                    153,489    5,969,187       0.1%
    ABM Industries, Inc.                                         131,741    5,529,170       0.1%
#*  Acacia Research Corp.                                        133,438      600,471       0.0%
*   ACCO Brands Corp.                                            258,640    3,375,252       0.1%
    Acme United Corp.                                              4,231       95,198       0.0%
#   Actuant Corp. Class A                                         63,575    1,621,163       0.0%
*   AECOM                                                        586,908   20,576,994       0.4%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
*   Aegion Corp.                                                 121,114 $ 2,820,745       0.1%
*   AeroCentury Corp.                                              6,545      91,957       0.0%
#*  Aerovironment, Inc.                                           92,638   4,739,360       0.1%
    AGCO Corp.                                                   272,879  18,711,313       0.4%
#   Air Lease Corp.                                              327,935  14,248,776       0.3%
*   Air Transport Services Group, Inc.                           209,137   5,061,115       0.1%
#   Alamo Group, Inc.                                             66,141   6,977,875       0.2%
    Alaska Air Group, Inc.                                        55,236   3,647,233       0.1%
#   Albany International Corp. Class A                            72,670   4,385,634       0.1%
    Allied Motion Technologies, Inc.                              10,614     301,438       0.0%
    Altra Industrial Motion Corp.                                116,843   5,596,780       0.1%
#   AMERCO                                                        64,113  25,173,328       0.5%
*   Ameresco, Inc. Class A                                        25,135     193,540       0.0%
#   American Railcar Industries, Inc.                            107,451   4,276,550       0.1%
*   American Superconductor Corp.                                  8,997      37,787       0.0%
*   American Woodmark Corp.                                       10,640   1,027,824       0.0%
*   AMREP Corp.                                                    8,943      63,585       0.0%
#   Apogee Enterprises, Inc.                                     107,723   5,141,619       0.1%
    Applied Industrial Technologies, Inc.                        101,974   6,490,645       0.1%
*   ARC Document Solutions, Inc.                                 146,080     645,674       0.0%
    ArcBest Corp.                                                 84,067   2,740,584       0.1%
#   Arconic, Inc.                                                 84,194   2,114,953       0.1%
#   Argan, Inc.                                                   36,827   2,531,856       0.1%
*   Armstrong Flooring, Inc.                                      57,619     852,761       0.0%
#*  Arotech Corp.                                                 12,416      49,664       0.0%
    Astec Industries, Inc.                                        65,950   3,426,103       0.1%
#*  Atlas Air Worldwide Holdings, Inc.                            73,153   4,487,937       0.1%
#   AZZ, Inc.                                                     12,658     605,052       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                            12,701      55,630       0.0%
    Barnes Group, Inc.                                           135,925   8,847,358       0.2%
    Barrett Business Services, Inc.                                9,363     569,177       0.0%
*   Beacon Roofing Supply, Inc.                                   66,669   3,694,129       0.1%
#*  BMC Stock Holdings, Inc.                                      10,325     221,471       0.0%
    Brady Corp. Class A                                           78,318   2,980,000       0.1%
    Briggs & Stratton Corp.                                      151,729   3,823,571       0.1%
    Brink's Co. (The)                                              1,619     123,206       0.0%
*   CAI International, Inc.                                       68,444   2,533,797       0.1%
*   CBIZ, Inc.                                                   175,900   2,981,505       0.1%
#   CECO Environmental Corp.                                      57,645     505,547       0.0%
#   Celadon Group, Inc.                                          127,904     940,094       0.0%
#*  Chart Industries, Inc.                                       152,195   6,620,482       0.1%
#   Chicago Bridge & Iron Co. NV                                  46,000     641,240       0.0%
    Chicago Rivet & Machine Co.                                    1,983      60,105       0.0%
    CIRCOR International, Inc.                                    59,669   2,622,453       0.1%
*   Civeo Corp.                                                  118,201     247,040       0.0%
#*  Clean Harbors, Inc.                                          122,302   6,544,380       0.1%
*   Colfax Corp.                                                 327,168  13,646,177       0.3%
    Columbus McKinnon Corp.                                       68,374   2,704,875       0.1%
    Comfort Systems USA, Inc.                                     53,059   2,350,514       0.1%
*   Commercial Vehicle Group, Inc.                                80,072     650,185       0.0%
    CompX International, Inc.                                      5,744      85,298       0.0%
*   Continental Building Products, Inc.                           14,078     375,883       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
*   Continental Materials Corp.                                    1,419 $    27,316       0.0%
    Copa Holdings SA Class A                                       6,502     800,981       0.0%
    Costamare, Inc.                                               44,344     275,376       0.0%
#   Covanta Holding Corp.                                        116,162   1,870,208       0.0%
#*  Covenant Transportation Group, Inc. Class A                   76,284   2,265,635       0.1%
*   CPI Aerostructures, Inc.                                      29,627     277,012       0.0%
    CRA International, Inc.                                       29,637   1,252,460       0.0%
    Crane Co.                                                      6,758     561,725       0.0%
*   CSW Industrials, Inc.                                         20,510   1,006,016       0.0%
#   Cubic Corp.                                                   32,588   1,777,675       0.0%
    Curtiss-Wright Corp.                                         116,759  13,806,752       0.3%
    DMC Global, Inc.                                              16,522     359,354       0.0%
    Douglas Dynamics, Inc.                                        72,976   3,061,343       0.1%
*   Ducommun, Inc.                                                37,500   1,236,375       0.0%
#*  DXP Enterprises, Inc.                                         43,913   1,408,290       0.0%
#*  Dycom Industries, Inc.                                        28,554   2,507,898       0.1%
#*  Eagle Bulk Shipping, Inc.                                      4,330      20,351       0.0%
    Eastern Co. (The)                                             34,760   1,004,564       0.0%
#*  Echo Global Logistics, Inc.                                  138,781   3,337,683       0.1%
    Ecology and Environment, Inc. Class A                          7,348      86,339       0.0%
    EMCOR Group, Inc.                                             20,058   1,614,870       0.0%
    Encore Wire Corp.                                            119,350   5,388,652       0.1%
    EnerSys                                                       85,269   5,915,111       0.1%
*   Engility Holdings, Inc.                                       50,346   1,695,150       0.0%
    Ennis, Inc.                                                   94,663   1,907,459       0.0%
    EnPro Industries, Inc.                                        71,278   5,968,820       0.1%
    ESCO Technologies, Inc.                                       72,124   4,179,586       0.1%
    Espey Manufacturing & Electronics Corp.                       13,355     303,693       0.0%
#   Essendant, Inc.                                              103,554   1,002,403       0.0%
*   Esterline Technologies Corp.                                 115,400  10,945,690       0.2%
    Federal Signal Corp.                                         321,300   6,859,755       0.2%
    Fluor Corp.                                                   89,999   3,878,057       0.1%
    Forward Air Corp.                                             16,501     947,817       0.0%
*   Franklin Covey Co.                                            93,603   1,815,898       0.0%
    Franklin Electric Co., Inc.                                   25,305   1,151,378       0.0%
    FreightCar America, Inc.                                      42,347     792,736       0.0%
#*  FTI Consulting, Inc.                                         144,771   6,188,960       0.1%
#   GATX Corp.                                                   210,036  12,478,239       0.3%
*   Gencor Industries, Inc.                                       50,040     905,724       0.0%
#   General Cable Corp.                                           47,981   1,005,202       0.0%
*   Genesee & Wyoming, Inc. Class A                              209,015  15,003,097       0.3%
*   Gibraltar Industries, Inc.                                   148,815   4,948,099       0.1%
*   Goldfield Corp. (The)                                         89,772     516,189       0.0%
    Gorman-Rupp Co. (The)                                        142,465   4,556,031       0.1%
*   GP Strategies Corp.                                           88,980   2,584,869       0.1%
    Graham Corp.                                                  22,061     425,115       0.0%
#   Granite Construction, Inc.                                   151,342   9,638,972       0.2%
*   Great Lakes Dredge & Dock Corp.                              175,423     894,657       0.0%
#   Greenbrier Cos., Inc. (The)                                  116,098   6,060,316       0.1%
    Griffon Corp.                                                273,394   6,165,035       0.1%
    H&E Equipment Services, Inc.                                 101,604   3,346,836       0.1%
    Hardinge, Inc.                                                45,439     751,561       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
#*  Hawaiian Holdings, Inc.                                        120,875 $ 4,049,313       0.1%
*   HC2 Holdings, Inc.                                               9,824      53,344       0.0%
    Heidrick & Struggles International, Inc.                        57,189   1,421,147       0.0%
*   Heritage-Crystal Clean, Inc.                                    15,025     293,739       0.0%
#*  Hertz Global Holdings, Inc.                                    219,530   5,459,711       0.1%
#*  Hill International, Inc.                                        71,031     376,464       0.0%
*   Houston Wire & Cable Co.                                         6,548      35,032       0.0%
*   Hub Group, Inc. Class A                                        110,401   4,780,363       0.1%
*   Hudson Global, Inc.                                             10,157      15,337       0.0%
#*  Hudson Technologies, Inc.                                       37,176     220,082       0.0%
    Hurco Cos., Inc.                                                31,863   1,425,869       0.0%
*   Huron Consulting Group, Inc.                                    11,144     407,870       0.0%
#*  Huttig Building Products, Inc.                                  16,299     109,529       0.0%
    Hyster-Yale Materials Handling, Inc.                            48,502   3,806,922       0.1%
*   ICF International, Inc.                                         59,420   3,190,854       0.1%
#*  IES Holdings, Inc.                                               1,429      26,722       0.0%
*   InnerWorkings, Inc.                                            355,918   3,872,388       0.1%
*   Innovative Solutions & Support, Inc.                             5,621      18,212       0.0%
    Insteel Industries, Inc.                                        72,966   1,864,281       0.0%
*   Intersections, Inc.                                             33,665      83,153       0.0%
    ITT, Inc.                                                       69,913   3,260,742       0.1%
    Jacobs Engineering Group, Inc.                                 471,823  27,464,817       0.6%
#*  JetBlue Airways Corp.                                        1,410,800  27,016,820       0.6%
    Kadant, Inc.                                                    64,437   7,320,043       0.2%
    Kaman Corp.                                                     71,224   3,984,271       0.1%
    KAR Auction Services, Inc.                                       4,496     212,796       0.0%
#   KBR, Inc.                                                       95,856   1,881,653       0.0%
    Kelly Services, Inc. Class A                                    94,419   2,484,164       0.1%
#   Kennametal, Inc.                                                68,587   2,993,823       0.1%
*   Key Technology, Inc.                                            15,082     253,679       0.0%
#*  KEYW Holding Corp. (The)                                        25,305     191,053       0.0%
    Kforce, Inc.                                                     1,297      27,172       0.0%
    Kimball International, Inc. Class B                            137,692   2,639,556       0.1%
#*  Kirby Corp.                                                    189,466  13,423,666       0.3%
#*  KLX, Inc.                                                      194,735  10,683,162       0.2%
#*  Knight-Swift Transportation Holdings, Inc.                     273,321  11,329,155       0.2%
    Korn/Ferry International                                       202,075   8,452,797       0.2%
*   Kratos Defense & Security Solutions, Inc.                      107,983   1,300,115       0.0%
*   Lawson Products, Inc.                                           24,516     616,577       0.0%
#*  Layne Christensen Co.                                           25,169     332,482       0.0%
    LB Foster Co. Class A                                           24,251     603,850       0.0%
    LS Starrett Co. (The) Class A                                   13,127     111,580       0.0%
    LSC Communications, Inc.                                        28,623     463,120       0.0%
    LSI Industries, Inc.                                            99,458     691,233       0.0%
*   Lydall, Inc.                                                   102,737   5,938,199       0.1%
    Macquarie Infrastructure Corp.                                  44,402   3,088,159       0.1%
#*  Manitex International, Inc.                                      1,256      11,404       0.0%
#*  Manitowoc Co., Inc. (The)                                      721,878   6,872,279       0.2%
    ManpowerGroup, Inc.                                            116,911  14,412,788       0.3%
    Marten Transport, Ltd.                                         380,503   7,476,884       0.2%
#*  MasTec, Inc.                                                   222,715   9,699,238       0.2%
*   Mastech Digital, Inc.                                              508       6,477       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Matson, Inc.                                                 178,811 $ 4,869,024       0.1%
    Matthews International Corp. Class A                          90,445   5,684,468       0.1%
#   Maxar Technologies, Ltd.                                      56,426   3,571,766       0.1%
    McGrath RentCorp                                              70,821   3,165,699       0.1%
*   Mercury Systems, Inc.                                        112,774   5,691,704       0.1%
    Miller Industries, Inc.                                       59,589   1,683,389       0.0%
*   Mistras Group, Inc.                                           43,785     919,923       0.0%
#   Mobile Mini, Inc.                                            198,332   6,564,789       0.1%
*   Moog, Inc. Class A                                            59,123   5,188,634       0.1%
*   Moog, Inc. Class B                                             3,308     293,717       0.0%
*   MRC Global, Inc.                                             385,714   6,614,995       0.1%
#   Mueller Industries, Inc.                                     157,518   5,473,750       0.1%
    Mueller Water Products, Inc. Class A                         291,378   3,479,053       0.1%
    Multi-Color Corp.                                             36,176   2,991,755       0.1%
*   MYR Group, Inc.                                               70,755   2,256,377       0.1%
#   National Presto Industries, Inc.                               6,068     709,349       0.0%
*   Navigant Consulting, Inc.                                    149,224   2,583,067       0.1%
*   Nexeo Solutions, Inc.                                         19,817     146,448       0.0%
*   NL Industries, Inc.                                            4,358      56,654       0.0%
#   NN, Inc.                                                     139,284   4,115,842       0.1%
#*  Northwest Pipe Co.                                            51,098     932,028       0.0%
#*  NOW, Inc.                                                    436,653   5,466,896       0.1%
#*  NV5 Global, Inc.                                              26,948   1,565,679       0.0%
*   On Assignment, Inc.                                          187,664  11,488,790       0.3%
    Orbital ATK, Inc.                                             49,111   6,528,325       0.1%
*   Orion Group Holdings, Inc.                                    63,153     454,702       0.0%
    Oshkosh Corp.                                                188,184  17,230,127       0.4%
    Owens Corning                                                367,806  30,413,878       0.7%
*   PAM Transportation Services, Inc.                             25,480     745,800       0.0%
    Park-Ohio Holdings Corp.                                      27,574   1,300,114       0.0%
*   Patriot Transportation Holding, Inc.                           8,714     164,782       0.0%
*   Pendrell Corp.                                                 1,622      10,511       0.0%
*   Perma-Pipe International Holdings, Inc.                       43,520     363,392       0.0%
#*  Pioneer Power Solutions, Inc.                                  1,400      10,710       0.0%
    Powell Industries, Inc.                                       32,477     941,183       0.0%
    Preformed Line Products Co.                                   18,009   1,280,620       0.0%
    Primoris Services Corp.                                       69,506   1,964,935       0.1%
    Quad/Graphics, Inc.                                           77,501   1,766,248       0.0%
    Quanex Building Products Corp.                                99,178   2,176,957       0.1%
*   Quanta Services, Inc.                                        516,102  19,472,528       0.4%
*   Radiant Logistics, Inc.                                      136,174     664,529       0.0%
#   Raven Industries, Inc.                                        54,215   1,824,335       0.0%
#*  RBC Bearings, Inc.                                             1,128     139,669       0.0%
*   RCM Technologies, Inc.                                        78,752     466,212       0.0%
    Regal Beloit Corp.                                           140,077  11,367,249       0.2%
    Resources Connection, Inc.                                    98,900   1,557,675       0.0%
#*  Revolution Lighting Technologies, Inc.                         2,000      11,120       0.0%
*   Roadrunner Transportation Systems, Inc.                       39,009     343,279       0.0%
*   RPX Corp.                                                    166,846   2,172,335       0.1%
    RR Donnelley & Sons Co.                                        1,408      12,954       0.0%
*   Rush Enterprises, Inc. Class A                               197,465  10,027,273       0.2%
*   Rush Enterprises, Inc. Class B                                51,902   2,470,016       0.1%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Ryder System, Inc.                                           233,530 $18,934,612       0.4%
*   Saia, Inc.                                                   134,141   8,692,337       0.2%
    Servotronics, Inc.                                             6,561      57,540       0.0%
#*  SIFCO Industries, Inc.                                        12,483      91,126       0.0%
    Simpson Manufacturing Co., Inc.                              108,436   6,044,223       0.1%
    SkyWest, Inc.                                                240,109  11,309,134       0.2%
*   SP Plus Corp.                                                 61,455   2,381,381       0.1%
    Spartan Motors, Inc.                                         123,989   2,002,422       0.1%
*   Sparton Corp.                                                 56,079   1,306,080       0.0%
#*  Spirit Airlines, Inc.                                          7,467     276,951       0.0%
*   SPX Corp.                                                     66,528   1,948,605       0.0%
*   SPX FLOW, Inc.                                                63,724   2,627,341       0.1%
    Standex International Corp.                                   54,396   5,632,706       0.1%
    Steelcase, Inc. Class A                                      206,657   3,006,859       0.1%
#*  Sterling Construction Co., Inc.                              101,660   1,814,631       0.0%
*   Taylor Devices, Inc.                                             806      10,236       0.0%
*   Teledyne Technologies, Inc.                                   11,391   1,936,014       0.0%
    Terex Corp.                                                  293,538  13,828,575       0.3%
    Tetra Tech, Inc.                                             146,694   7,224,679       0.2%
#*  Thermon Group Holdings, Inc.                                 123,685   2,660,464       0.1%
#   Titan International, Inc.                                    274,569   2,674,302       0.1%
*   Titan Machinery, Inc.                                         66,325     987,579       0.0%
*   TriMas Corp.                                                 139,851   3,713,044       0.1%
    Trinity Industries, Inc.                                     637,050  20,716,866       0.4%
    Triton International, Ltd.                                   155,996   6,224,240       0.1%
#   Triumph Group, Inc.                                          180,692   5,610,487       0.1%
*   TrueBlue, Inc.                                                97,479   2,641,681       0.1%
*   Tutor Perini Corp.                                           142,444   4,016,921       0.1%
*   Twin Disc, Inc.                                               43,496     928,640       0.0%
*   Ultralife Corp.                                               46,791     350,933       0.0%
    UniFirst Corp.                                                54,384   8,565,480       0.2%
*   United Rentals, Inc.                                          50,495   7,144,033       0.2%
    Universal Forest Products, Inc.                               87,386   9,865,879       0.2%
    Universal Logistics Holdings, Inc.                            11,902     257,083       0.0%
#   US Ecology, Inc.                                               2,197     104,467       0.0%
*   USA Truck, Inc.                                               22,003     310,242       0.0%
    Valmont Industries, Inc.                                       8,234   1,308,383       0.0%
*   Vectrus, Inc.                                                 34,618   1,056,195       0.0%
*   Veritiv Corp.                                                  9,038     290,572       0.0%
    Viad Corp.                                                   103,803   6,025,764       0.1%
#*  Virco Manufacturing Corp.                                     23,168     130,899       0.0%
#*  Vivint Solar, Inc.                                             9,407      35,276       0.0%
    VSE Corp.                                                     18,986     932,213       0.0%
#   Wabash National Corp.                                        188,853   4,249,193       0.1%
    Watts Water Technologies, Inc. Class A                       112,276   7,567,402       0.2%
#*  Welbilt, Inc.                                                 91,030   2,008,122       0.1%
#   Werner Enterprises, Inc.                                     195,831   6,981,375       0.2%
#*  Wesco Aircraft Holdings, Inc.                                 36,687     332,017       0.0%
*   WESCO International, Inc.                                    178,795  11,290,904       0.2%
#*  Willdan Group, Inc.                                           16,551     497,523       0.0%
*   Willis Lease Finance Corp.                                    36,581     917,817       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Industrials -- (Continued)
#*  XPO Logistics, Inc.                                          169,853 $   11,779,306       0.3%
                                                                         --------------      ----
Total Industrials                                                         1,024,262,664      21.6%
                                                                         --------------      ----
Information Technology -- (11.8%)
*   Actua Corp.                                                  274,276      4,237,564       0.1%
#*  Acxiom Corp.                                                 191,437      4,816,555       0.1%
    ADTRAN, Inc.                                                 150,454      3,174,579       0.1%
*   Advanced Energy Industries, Inc.                              43,384      3,675,492       0.1%
*   Agilysys, Inc.                                                82,576      1,013,208       0.0%
*   ALJ Regional Holdings, Inc.                                    3,211         11,592       0.0%
*   Alpha & Omega Semiconductor, Ltd.                             76,154      1,403,518       0.0%
    American Software, Inc. Class A                               19,941        247,468       0.0%
*   Amkor Technology, Inc.                                       788,352      9,121,233       0.2%
#*  Amtech Systems, Inc.                                          48,837        711,067       0.0%
*   Anixter International, Inc.                                   10,941        751,647       0.0%
#*  Applied Optoelectronics, Inc.                                 16,467        670,866       0.0%
*   ARRIS International P.L.C.                                   306,586      8,737,701       0.2%
*   Arrow Electronics, Inc.                                      414,304     34,631,671       0.7%
    AstroNova, Inc.                                               24,190        301,166       0.0%
#*  Asure Software, Inc.                                           9,040        101,971       0.0%
*   Aviat Networks, Inc.                                           4,500         74,700       0.0%
    Avnet, Inc.                                                  440,800     17,543,840       0.4%
    AVX Corp.                                                    186,974      3,522,590       0.1%
*   Aware, Inc.                                                   49,423        229,817       0.0%
#*  Axcelis Technologies, Inc.                                   116,642      3,837,522       0.1%
*   AXT, Inc.                                                    148,795      1,383,794       0.0%
*   Bankrate, Inc.                                               135,746      1,886,869       0.0%
    Bel Fuse, Inc. Class A                                         9,604        270,977       0.0%
    Bel Fuse, Inc. Class B                                        21,378        691,578       0.0%
#   Belden, Inc.                                                   6,643        530,842       0.0%
*   Benchmark Electronics, Inc.                                  204,163      6,318,845       0.1%
    Black Box Corp.                                               16,912         52,427       0.0%
#*  Blackhawk Network Holdings, Inc.                              10,796        366,524       0.0%
*   Blucora, Inc.                                                156,597      3,398,155       0.1%
#*  BroadVision, Inc.                                             13,792         57,237       0.0%
    Brocade Communications Systems, Inc.                         820,030      9,553,350       0.2%
    Brooks Automation, Inc.                                      176,037      6,053,912       0.1%
*   BSQUARE Corp.                                                 51,822        277,248       0.0%
    Cabot Microelectronics Corp.                                   4,043        390,837       0.0%
*   CACI International, Inc. Class A                             127,408     18,314,900       0.4%
*   Calix, Inc.                                                   43,949        241,720       0.0%
#*  Cars.com, Inc.                                               181,799      4,330,452       0.1%
#*  Cavium, Inc.                                                  21,143      1,458,656       0.0%
*   Ceva, Inc.                                                       810         39,123       0.0%
#*  Cirrus Logic, Inc.                                           146,771      8,219,176       0.2%
*   Clearfield, Inc.                                               8,287        113,532       0.0%
#*  Coherent, Inc.                                                36,123      9,489,873       0.2%
    Cohu, Inc.                                                    83,131      2,144,780       0.1%
#*  CommerceHub, Inc. Series A                                     5,773        128,911       0.0%
*   CommerceHub, Inc. Series C                                    12,579        268,310       0.0%
    Communications Systems, Inc.                                  22,386         96,931       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    Computer Task Group, Inc.                                     29,527 $   148,816       0.0%
    Comtech Telecommunications Corp.                              94,983   2,043,084       0.1%
    Concurrent Computer Corp.                                     33,012     202,694       0.0%
#*  Control4 Corp.                                                40,177   1,183,213       0.0%
#   Convergys Corp.                                              496,845  12,783,822       0.3%
*   CoreLogic, Inc.                                              108,539   5,090,479       0.1%
*   Cray, Inc.                                                    99,658   2,057,938       0.1%
#*  Cree, Inc.                                                   487,345  17,398,216       0.4%
    CSG Systems International, Inc.                               18,064     764,830       0.0%
    CSP, Inc.                                                      4,766      52,950       0.0%
    CTS Corp.                                                     91,183   2,480,178       0.1%
#*  CyberOptics Corp.                                             53,209     766,210       0.0%
#   Cypress Semiconductor Corp.                                  221,354   3,510,674       0.1%
#   Daktronics, Inc.                                             162,128   1,665,055       0.0%
*   DHI Group, Inc.                                              221,116     486,455       0.0%
*   Digi International, Inc.                                     101,351   1,054,050       0.0%
*   Diodes, Inc.                                                 170,715   5,862,353       0.1%
*   DSP Group, Inc.                                              104,784   1,404,106       0.0%
*   EchoStar Corp. Class A                                       164,235   9,188,948       0.2%
*   Edgewater Technology, Inc.                                    73,779     480,301       0.0%
*   Electro Scientific Industries, Inc.                           39,117     699,803       0.0%
#*  Electronics for Imaging, Inc.                                174,353   5,380,534       0.1%
*   Emcore Corp.                                                  50,469     416,369       0.0%
    Entegris, Inc.                                               322,787  10,571,274       0.2%
*   ePlus, Inc.                                                   76,716   7,334,050       0.2%
*   Everi Holdings, Inc.                                          15,873     131,587       0.0%
*   Evolving Systems, Inc.                                         1,978       9,099       0.0%
*   ExlService Holdings, Inc.                                      4,788     298,867       0.0%
*   Extreme Networks, Inc.                                        90,664   1,087,968       0.0%
#*  Fabrinet                                                      96,657   3,593,707       0.1%
#*  FARO Technologies, Inc.                                       51,623   2,674,071       0.1%
#*  Finisar Corp.                                                455,075  10,712,465       0.2%
*   First Solar, Inc.                                              9,697     531,590       0.0%
#*  Fitbit, Inc. Class A                                          76,471     469,532       0.0%
#*  Flex, Ltd.                                                   270,273   4,810,859       0.1%
*   FormFactor, Inc.                                             233,227   4,244,731       0.1%
*   Frequency Electronics, Inc.                                   29,358     273,029       0.0%
    GlobalSCAPE, Inc.                                              8,842      35,810       0.0%
*   GSE Systems, Inc.                                             23,168      81,088       0.0%
*   GSI Technology, Inc.                                          68,974     477,300       0.0%
    Hackett Group, Inc. (The)                                    101,110   1,561,138       0.0%
#*  Harmonic, Inc.                                               288,563   1,067,683       0.0%
*   ID Systems, Inc.                                              23,847     177,660       0.0%
#*  II-VI, Inc.                                                   77,315   3,494,638       0.1%
#*  Infinera Corp.                                               150,060   1,256,002       0.0%
*   Insight Enterprises, Inc.                                    137,520   6,195,276       0.1%
#*  Integrated Device Technology, Inc.                            28,336     880,400       0.0%
#*  Internap Corp.                                                88,328     410,725       0.0%
*   inTEST Corp.                                                  23,602     202,977       0.0%
*   Intevac, Inc.                                                 49,288     414,019       0.0%
*   IntriCon Corp.                                                13,375     150,469       0.0%
*   Iteris, Inc.                                                     600       4,146       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
*   Itron, Inc.                                                   32,663 $ 2,552,613       0.1%
*   IXYS Corp.                                                   109,526   2,705,292       0.1%
#   Jabil, Inc.                                                  608,732  17,214,941       0.4%
#*  Kemet Corp.                                                   43,270   1,111,606       0.0%
*   Key Tronic Corp.                                              54,827     412,847       0.0%
*   Kimball Electronics, Inc.                                    106,107   2,334,354       0.1%
#*  Knowles Corp.                                                227,710   3,770,878       0.1%
*   Kulicke & Soffa Industries, Inc.                             202,921   4,596,161       0.1%
*   KVH Industries, Inc.                                          85,160     983,598       0.0%
#*  Lantronix, Inc.                                               11,150      20,405       0.0%
#*  Lattice Semiconductor Corp.                                  311,711   1,823,509       0.0%
*   Leaf Group, Ltd.                                             108,124     762,274       0.0%
    Leidos Holdings, Inc.                                          5,850     365,742       0.0%
#*  LGL Group, Inc. (The)                                         12,767      76,602       0.0%
*   Lightpath Technologies, Inc. Class A                          28,589     113,784       0.0%
*   Limelight Networks, Inc.                                      41,289     204,381       0.0%
*   Liquidity Services, Inc.                                      64,333     366,698       0.0%
    ManTech International Corp. Class A                           89,735   4,164,601       0.1%
*   Marchex, Inc. Class B                                        110,710     343,201       0.0%
    Marvell Technology Group, Ltd.                               938,136  17,327,372       0.4%
#*  MaxLinear, Inc.                                                4,091     100,107       0.0%
#*  Meet Group, Inc.(The)                                         80,488     272,854       0.0%
    Methode Electronics, Inc.                                    159,696   7,489,742       0.2%
*   Microsemi Corp.                                              136,043   7,260,615       0.2%
    MKS Instruments, Inc.                                        172,747  18,768,962       0.4%
*   ModusLink Global Solutions, Inc.                              38,252      69,619       0.0%
    Monotype Imaging Holdings, Inc.                                8,425     194,196       0.0%
    MTS Systems Corp.                                              4,893     254,681       0.0%
*   Nanometrics, Inc.                                             71,653   2,025,630       0.1%
*   Napco Security Technologies, Inc.                             41,796     424,229       0.0%
#*  NeoPhotonics Corp.                                             2,565      13,364       0.0%
#*  NETGEAR, Inc.                                                 98,253   4,583,502       0.1%
#*  Netscout Systems, Inc.                                        92,160   2,617,344       0.1%
    Network-1 Technologies, Inc.                                  43,247     181,637       0.0%
*   Novanta, Inc.                                                 39,009   1,845,126       0.0%
    NVE Corp.                                                        502      42,710       0.0%
*   ON Semiconductor Corp.                                       587,838  12,532,706       0.3%
*   Optical Cable Corp.                                           31,026      76,014       0.0%
#*  OSI Systems, Inc.                                             55,815   4,932,930       0.1%
*   PAR Technology Corp.                                          63,219     691,616       0.0%
    Park Electrochemical Corp.                                    46,822     883,999       0.0%
    PC Connection, Inc.                                          219,186   5,918,022       0.1%
    PC-Tel, Inc.                                                  63,475     422,109       0.0%
*   PCM, Inc.                                                    111,274   1,563,400       0.0%
#*  PDF Solutions, Inc.                                           30,311     444,056       0.0%
*   Perceptron, Inc.                                              57,944     442,692       0.0%
*   Perficient, Inc.                                             115,227   2,241,165       0.1%
*   PFSweb, Inc.                                                   2,300      19,090       0.0%
*   Photronics, Inc.                                             206,978   2,007,687       0.0%
*   Plexus Corp.                                                  70,407   4,325,102       0.1%
*   PRGX Global, Inc.                                             25,964     196,028       0.0%
    Progress Software Corp.                                       48,687   2,060,921       0.1%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    QAD, Inc. Class B                                                465 $    13,718       0.0%
#*  Qorvo, Inc.                                                   60,887   4,615,843       0.1%
*   QuinStreet, Inc.                                               6,320      56,248       0.0%
*   Qumu Corp.                                                    10,656      33,566       0.0%
*   Rambus, Inc.                                                 122,018   1,794,885       0.0%
#*  RealNetworks, Inc.                                           108,397     511,634       0.0%
    Reis, Inc.                                                    48,098     877,789       0.0%
#   RF Industries, Ltd.                                           14,951      36,630       0.0%
    Richardson Electronics, Ltd.                                  31,512     208,609       0.0%
*   Rogers Corp.                                                  37,796   5,748,016       0.1%
*   Rubicon Project, Inc. (The)                                   16,813      59,854       0.0%
*   Rudolph Technologies, Inc.                                   152,807   4,240,394       0.1%
*   Sanmina Corp.                                                275,108   9,002,909       0.2%
*   ScanSource, Inc.                                              81,089   3,482,773       0.1%
*   Seachange International, Inc.                                 65,387     173,276       0.0%
*   Semtech Corp.                                                 27,029   1,109,540       0.0%
*   Sigma Designs, Inc.                                           48,157     291,350       0.0%
*   Silicon Laboratories, Inc.                                     9,636     914,456       0.0%
#*  SolarEdge Technologies, Inc.                                  23,675     777,724       0.0%
*   Sonus Networks, Inc.                                          93,797     731,617       0.0%
*   StarTek, Inc.                                                 38,041     454,210       0.0%
*   Stratasys, Ltd.                                              109,528   2,466,571       0.1%
#*  SunPower Corp.                                                 1,586      11,292       0.0%
#*  Super Micro Computer, Inc.                                   168,815   3,359,419       0.1%
*   Sykes Enterprises, Inc.                                      139,378   4,033,599       0.1%
#*  Synaptics, Inc.                                               91,624   3,401,083       0.1%
#*  Synchronoss Technologies, Inc.                                 8,436      95,580       0.0%
    SYNNEX Corp.                                                 181,005  24,413,954       0.5%
    Systemax, Inc.                                               245,635   7,012,879       0.2%
*   Take-Two Interactive Software, Inc.                            1,164     128,797       0.0%
#*  Tech Data Corp.                                              163,716  15,187,933       0.3%
*   TechTarget, Inc.                                              36,182     450,828       0.0%
#*  Telaria, Inc.                                                  9,226      41,425       0.0%
*   Telenav, Inc.                                                  2,107      13,590       0.0%
    Teradyne, Inc.                                                46,699   2,002,920       0.0%
    Tessco Technologies, Inc.                                     38,808     620,928       0.0%
    TiVo Corp.                                                   146,767   2,663,821       0.1%
#*  TTM Technologies, Inc.                                       347,421   5,482,303       0.1%
#*  Ultra Clean Holdings, Inc.                                   149,186   3,807,227       0.1%
#*  VASCO Data Security International, Inc.                       71,955     978,588       0.0%
#*  Veeco Instruments, Inc.                                       85,468   1,542,697       0.0%
*   Verint Systems, Inc.                                          12,134     512,055       0.0%
#*  ViaSat, Inc.                                                   2,228     145,043       0.0%
#*  Viavi Solutions, Inc.                                        264,089   2,450,746       0.1%
*   Virtusa Corp.                                                178,924   6,827,740       0.2%
#   Vishay Intertechnology, Inc.                                 434,647   9,670,896       0.2%
*   Vishay Precision Group, Inc.                                  43,499   1,067,900       0.0%
    Wayside Technology Group, Inc.                                 3,889      53,863       0.0%
*   Web.com Group, Inc.                                            4,664     112,402       0.0%
*   Westell Technologies, Inc. Class A                             3,700      10,841       0.0%
*   Xcerra Corp.                                                 117,556   1,157,927       0.0%
    Xerox Corp.                                                  255,173   7,734,294       0.2%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
*   XO Group, Inc.                                                  66,256 $  1,322,470       0.0%
#   Xperi Corp.                                                    138,192    3,178,416       0.1%
*   Xplore Technologies Corp.                                        8,100       26,082       0.0%
    YuMe, Inc.                                                      18,916       79,447       0.0%
*   Zedge, Inc. Class B                                              8,025       23,433       0.0%
*   Zynga, Inc. Class A                                          3,347,465   13,055,113       0.3%
                                                                           ------------      ----
Total Information Technology                                                619,599,821      13.1%
                                                                           ------------      ----
Materials -- (6.4%)
    A Schulman, Inc.                                               124,184    4,880,431       0.1%
*   AgroFresh Solutions, Inc.                                       15,189       89,615       0.0%
#   Albemarle Corp.                                                 54,386    7,662,444       0.2%
*   Alcoa Corp.                                                    437,568   20,906,999       0.4%
#*  Allegheny Technologies, Inc.                                    90,394    2,276,121       0.0%
    American Vanguard Corp.                                        108,684    2,445,390       0.1%
#   Ampco-Pittsburgh Corp.                                          36,903      610,745       0.0%
#   AptarGroup, Inc.                                                 1,912      166,478       0.0%
    Ashland Global Holdings, Inc.                                   67,900    4,615,842       0.1%
#   Bemis Co., Inc.                                                 90,044    4,053,781       0.1%
*   Boise Cascade Co.                                               45,513    1,613,436       0.0%
    Cabot Corp.                                                     68,149    4,154,363       0.1%
    Calgon Carbon Corp.                                            112,701    2,445,612       0.1%
#   Carpenter Technology Corp.                                     161,914    8,061,698       0.2%
*   Century Aluminum Co.                                           235,731    3,300,234       0.1%
    Chase Corp.                                                     18,375    2,182,031       0.0%
*   Clearwater Paper Corp.                                          38,667    1,784,482       0.0%
*   Coeur Mining, Inc.                                              28,642      217,393       0.0%
#   Commercial Metals Co.                                          399,069    7,773,864       0.2%
    Core Molding Technologies, Inc.                                 23,022      534,341       0.0%
    Domtar Corp.                                                   272,498   12,894,605       0.3%
*   Ferro Corp.                                                     83,666    1,992,924       0.0%
#   Ferroglobe P.L.C.                                               83,587    1,336,556       0.0%
#*  Flotek Industries, Inc.                                         77,894      383,238       0.0%
    Friedman Industries, Inc.                                       20,514      121,443       0.0%
    FutureFuel Corp.                                                74,151    1,125,612       0.0%
    Graphic Packaging Holding Co.                                  462,096    7,157,867       0.1%
    Greif, Inc. Class A                                             44,035    2,445,264       0.1%
    Greif, Inc. Class B                                              1,710      107,473       0.0%
    Hawkins, Inc.                                                   20,289      773,011       0.0%
#   Haynes International, Inc.                                      38,974    1,390,592       0.0%
    HB Fuller Co.                                                  136,524    7,764,120       0.2%
#   Hecla Mining Co.                                               812,969    3,837,214       0.1%
    Huntsman Corp.                                                 455,563   14,587,127       0.3%
*   Ingevity Corp.                                                  16,862    1,201,080       0.0%
    Innophos Holdings, Inc.                                         18,978      928,594       0.0%
    Innospec, Inc.                                                  69,882    4,322,202       0.1%
#*  Intrepid Potash, Inc.                                          202,082      812,370       0.0%
    Kaiser Aluminum Corp.                                           70,836    7,025,514       0.1%
    KapStone Paper and Packaging Corp.                             378,704    8,505,692       0.2%
    KMG Chemicals, Inc.                                             22,487    1,239,708       0.0%
*   Kraton Corp.                                                    71,401    3,500,791       0.1%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Materials -- (Continued)
*   Louisiana-Pacific Corp.                                      494,771 $ 13,447,876       0.3%
    Materion Corp.                                                86,073    4,419,849       0.1%
    Mercer International, Inc.                                   196,346    2,886,286       0.1%
    Minerals Technologies, Inc.                                  106,056    7,625,426       0.2%
    Mosaic Co. (The)                                             270,721    6,047,907       0.1%
    Myers Industries, Inc.                                       127,324    2,750,198       0.1%
    Neenah Paper, Inc.                                            46,921    4,072,743       0.1%
*   Northern Technologies International Corp.                     20,514      339,507       0.0%
    Olin Corp.                                                   404,464   14,775,070       0.3%
#   Olympic Steel, Inc.                                           42,600      804,288       0.0%
*   OMNOVA Solutions, Inc.                                        79,625      879,856       0.0%
#   PH Glatfelter Co.                                            220,312    4,617,740       0.1%
#*  Platform Specialty Products Corp.                            457,871    4,899,220       0.1%
    PolyOne Corp.                                                 52,442    2,416,003       0.1%
    Quaker Chemical Corp.                                         29,379    4,563,146       0.1%
    Rayonier Advanced Materials, Inc.                             27,955      401,713       0.0%
#*  Real Industry, Inc.                                            9,989       17,481       0.0%
    Reliance Steel & Aluminum Co.                                236,532   18,175,119       0.4%
*   Resolute Forest Products, Inc.                                31,130      185,223       0.0%
    Royal Gold, Inc.                                              56,713    4,770,130       0.1%
#   Schnitzer Steel Industries, Inc. Class A                     143,452    4,224,661       0.1%
    Schweitzer-Mauduit International, Inc.                        50,351    2,126,323       0.0%
    Sensient Technologies Corp.                                   16,762    1,274,750       0.0%
    Sonoco Products Co.                                           85,205    4,412,767       0.1%
    Steel Dynamics, Inc.                                         585,303   21,779,125       0.5%
    Stepan Co.                                                    37,887    3,025,656       0.1%
*   SunCoke Energy, Inc.                                         230,106    2,551,876       0.1%
    Synalloy Corp.                                                27,833      398,012       0.0%
#*  TimkenSteel Corp.                                            253,723    3,552,122       0.1%
*   Trecora Resources                                             22,252      270,362       0.0%
    Tredegar Corp.                                               124,155    2,402,399       0.1%
    Tronox, Ltd. Class A                                         132,240    3,500,393       0.1%
*   UFP Technologies, Inc.                                         3,927      121,148       0.0%
    United States Lime & Minerals, Inc.                            8,326      756,417       0.0%
#   United States Steel Corp.                                    233,782    5,919,360       0.1%
*   Universal Stainless & Alloy Products, Inc.                    18,747      384,313       0.0%
#   Valvoline, Inc.                                              186,408    4,477,520       0.1%
#*  Verso Corp. Class A                                           17,716      124,189       0.0%
#   Westlake Chemical Corp.                                       87,720    7,448,305       0.1%
    Worthington Industries, Inc.                                 110,280    5,017,740       0.1%
                                                                         ------------       ---
Total Materials                                                           335,090,516       7.1%
                                                                         ------------       ---
Real Estate -- (0.2%)
    Alexander & Baldwin, Inc.                                    199,071    9,005,972       0.2%
    Consolidated-Tomoka Land Co.                                   3,839      224,658       0.0%
#*  Forestar Group, Inc.                                          13,189      234,764       0.0%
*   FRP Holdings, Inc.                                            26,545    1,177,271       0.1%
    Griffin Industrial Realty, Inc.                                9,402      348,814       0.0%
    RE/MAX Holdings, Inc. Class A                                  4,900      325,850       0.0%
#*  St Joe Co. (The)                                              10,657      189,695       0.0%
#   Stratus Properties, Inc.                                      26,736      795,396       0.0%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS**
                                                                       ---------- -------------- ---------------
Real Estate -- (Continued)
#*        Tejon Ranch Co.                                                  12,409 $      233,910        0.0%
*         Trinity Place Holdings, Inc.                                     25,941        186,775        0.0%
                                                                                  --------------      -----
Total Real Estate                                                                     12,723,105        0.3%
                                                                                  --------------      -----
Telecommunication Services -- (0.7%)
*         Alaska Communications Systems Group, Inc.                        21,842         53,294        0.0%
#         ATN International, Inc.                                          43,804      2,378,119        0.1%
*         Boingo Wireless, Inc.                                            68,070      1,591,477        0.0%
#         Consolidated Communications Holdings, Inc.                       54,811      1,050,727        0.0%
#         Frontier Communications Corp.                                    90,182      1,092,104        0.0%
*         General Communication, Inc. Class A                             141,194      5,773,423        0.1%
*         Hawaiian Telcom Holdco, Inc.                                      6,682        201,462        0.0%
          IDT Corp. Class B                                                72,862        960,321        0.0%
#*        Iridium Communications, Inc.                                    145,080      1,740,960        0.0%
#*        Lumos Networks Corp.                                             48,436        869,911        0.0%
*         ORBCOMM, Inc.                                                   228,234      2,581,326        0.1%
#         Shenandoah Telecommunications Co.                                89,156      3,387,928        0.1%
          Spok Holdings, Inc.                                              72,418      1,227,485        0.0%
#*        Straight Path Communications, Inc. Class B                        6,406      1,162,753        0.0%
          Telephone & Data Systems, Inc.                                  300,218      8,751,355        0.2%
*         United States Cellular Corp.                                     67,819      2,481,497        0.1%
*         Vonage Holdings Corp.                                            39,758        323,233        0.0%
#         Windstream Holdings, Inc.                                           291            547        0.0%
                                                                                  --------------      -----
Total Telecommunication Services                                                      35,627,922        0.7%
                                                                                  --------------      -----
Utilities -- (0.4%)
*         Calpine Corp.                                                 1,031,434     15,409,624        0.3%
          Consolidated Water Co., Ltd.                                     16,969        208,719        0.0%
#*        Dynegy, Inc.                                                    218,119      2,715,581        0.1%
#         Genie Energy, Ltd. Class B                                       49,345        282,253        0.0%
#         Ormat Technologies, Inc.                                         44,218      2,871,075        0.1%
                                                                                  --------------      -----
Total Utilities                                                                       21,487,252        0.5%
                                                                                  --------------      -----
TOTAL COMMON STOCKS                                                                4,722,682,415       99.8%
                                                                                  --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees) Media General, Inc. Contingent Value Rights                     109,358         10,936        0.0%
                                                                                  --------------      -----
TOTAL INVESTMENT SECURITIES                                                        4,722,693,351
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
          State Street Institutional U.S. Government Money Market
            Fund, 0.960%                                               10,542,663     10,542,663        0.2%
                                                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (10.0%)
(S)@      DFA Short Term Investment Fund                               45,498,334    526,461,225       11.1%
                                                                                  --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $3,218,518,049)                               $5,259,697,239      111.1%
                                                                                  ==============      =====

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $  672,439,296           --   --    $  672,439,296
   Consumer Staples                157,633,458           --   --       157,633,458
   Energy                          320,774,349           --   --       320,774,349
   Financials                    1,268,263,406           --   --     1,268,263,406
   Health Care                     254,780,626           --   --       254,780,626
   Industrials                   1,024,262,664           --   --     1,024,262,664
   Information Technology          619,599,821           --   --       619,599,821
   Materials                       335,090,516           --   --       335,090,516
   Real Estate                      12,723,105           --   --        12,723,105
   Telecommunication Services       35,627,922           --   --        35,627,922
   Utilities                        21,487,252           --   --        21,487,252
RIGHTS/WARRANTS                             -- $     10,936   --            10,936
Temporary Cash Investments          10,542,663           --   --        10,542,663
Securities Lending Collateral               --  526,461,225   --       526,461,225
                                -------------- ------------   --    --------------
TOTAL                           $4,733,225,078 $526,472,161   --    $5,259,697,239
                                ============== ============   ==    ==============

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
COMMON STOCKS -- (85.9%)

Consumer Discretionary -- (12.6%)
*   1-800-Flowers.com, Inc. Class A                              115,829 $1,088,793       0.0%
    A.H. Belo Corp. Class A                                       49,043    237,859       0.0%
    Aaron's, Inc.                                                114,696  4,220,813       0.1%
#   Adtalem Global Education, Inc.                                56,608  2,091,666       0.1%
#   AMC Entertainment Holdings, Inc. Class A                           1         14       0.0%
#*  AMC Networks, Inc. Class A                                    29,036  1,477,352       0.1%
    AMCON Distributing Co.                                           300     27,000       0.0%
*   America's Car-Mart, Inc.                                      28,024  1,200,828       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 232,974  4,144,607       0.1%
    American Eagle Outfitters, Inc.                              286,798  3,734,110       0.1%
#*  American Outdoor Brands Corp.                                 23,603    338,231       0.0%
*   American Public Education, Inc.                               23,580    471,600       0.0%
    Ark Restaurants Corp.                                          3,723     89,352       0.0%
*   Asbury Automotive Group, Inc.                                 46,541  2,857,617       0.1%
#*  Ascena Retail Group, Inc.                                     97,197    188,562       0.0%
#*  Ascent Capital Group, Inc. Class A                             7,256     81,630       0.0%
#*  AV Homes, Inc.                                                15,742    262,104       0.0%
*   Ballantyne Strong, Inc.                                       22,717    144,630       0.0%
#*  Barnes & Noble Education, Inc.                                46,315    252,417       0.0%
    Barnes & Noble, Inc.                                          57,424    401,968       0.0%
    Bassett Furniture Industries, Inc.                            30,564  1,185,883       0.0%
    BBX Capital Corp.                                              2,788     22,555       0.0%
#   Beasley Broadcast Group, Inc. Class A                         16,965    160,319       0.0%
*   Beazer Homes USA, Inc.                                        19,924    418,006       0.0%
*   Belmond, Ltd. Class A                                        168,286  2,212,961       0.1%
#   Big 5 Sporting Goods Corp.                                    30,555    194,024       0.0%
#   Big Lots, Inc.                                                77,817  3,992,790       0.1%
#*  Biglari Holdings, Inc.                                           534    190,873       0.0%
*   BJ's Restaurants, Inc.                                        73,365  2,325,671       0.1%
    Bloomin' Brands, Inc.                                        171,794  3,054,497       0.1%
#*  Bojangles', Inc.                                              76,769    940,420       0.0%
#*  Boot Barn Holdings, Inc.                                      43,656    359,289       0.0%
    Bowl America, Inc. Class A                                     1,400     20,636       0.0%
#*  Bravo Brio Restaurant Group, Inc.                             12,883     25,766       0.0%
*   Bridgepoint Education, Inc.                                   78,737    762,174       0.0%
*   Bright Horizons Family Solutions, Inc.                         7,430    641,209       0.0%
#   Brinker International, Inc.                                   64,831  1,991,608       0.1%
#   Buckle, Inc. (The)                                             6,897    113,456       0.0%
#*  Buffalo Wild Wings, Inc.                                      25,690  3,036,558       0.1%
#*  Build-A-Bear Workshop, Inc.                                   46,515    362,817       0.0%
#   Cable One, Inc.                                                  422    299,540       0.0%
*   Caesars Entertainment Corp.                                    3,527     45,675       0.0%
#   CalAtlantic Group, Inc.                                       19,063    940,568       0.0%
    Caleres, Inc.                                                 81,772  2,234,829       0.1%
    Callaway Golf Co.                                            201,077  2,901,541       0.1%
*   Cambium Learning Group, Inc.                                  83,557    511,369       0.0%
    Canterbury Park Holding Corp.                                  6,569     85,397       0.0%
    Capella Education Co.                                         27,524  2,241,830       0.1%
*   Career Education Corp.                                       221,026  2,360,558       0.1%
#   Carriage Services, Inc.                                       57,198  1,481,428       0.1%
*   Carrols Restaurant Group, Inc.                               122,194  1,374,683       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
    Cato Corp. (The) Class A                                      55,808 $  717,691       0.0%
*   Cavco Industries, Inc.                                        16,785  2,633,567       0.1%
#*  Central European Media Enterprises, Ltd. Class A               8,771     40,347       0.0%
*   Century Casinos, Inc.                                          4,960     40,920       0.0%
*   Century Communities, Inc.                                     15,688    447,892       0.0%
#   Cheesecake Factory, Inc. (The)                                72,263  3,233,047       0.1%
    Chico's FAS, Inc.                                             76,931    614,679       0.0%
#   Children's Place, Inc. (The)                                  38,725  4,213,280       0.1%
    Choice Hotels International, Inc.                             65,468  4,566,393       0.2%
#   Churchill Downs, Inc.                                         21,618  4,508,434       0.2%
*   Chuy's Holdings, Inc.                                         15,092    339,570       0.0%
    Citi Trends, Inc.                                             19,419    422,557       0.0%
    Collectors Universe, Inc.                                     26,354    652,525       0.0%
    Columbia Sportswear Co.                                       31,617  1,972,268       0.1%
#*  Conn's, Inc.                                                  71,920  2,211,540       0.1%
*   Container Store Group, Inc. (The)                              4,711     17,007       0.0%
#   Cooper Tire & Rubber Co.                                     108,038  3,543,646       0.1%
*   Cooper-Standard Holdings, Inc.                                19,367  2,159,033       0.1%
#   Core-Mark Holding Co., Inc.                                  115,588  3,936,927       0.1%
#   Cracker Barrel Old Country Store, Inc.                        23,721  3,703,560       0.1%
*   Crocs, Inc.                                                  244,063  2,489,443       0.1%
    CSS Industries, Inc.                                          17,516    525,130       0.0%
    Culp, Inc.                                                    42,667  1,352,544       0.1%
#*  Daily Journal Corp.                                              249     57,793       0.0%
    Dana, Inc.                                                   168,042  5,123,601       0.2%
*   Dave & Buster's Entertainment, Inc.                           49,035  2,363,487       0.1%
*   Deckers Outdoor Corp.                                         34,618  2,362,332       0.1%
*   Del Frisco's Restaurant Group, Inc.                           27,272    379,081       0.0%
*   Del Taco Restaurants, Inc.                                    42,133    534,668       0.0%
*   Delta Apparel, Inc.                                            4,288     89,748       0.0%
*   Denny's Corp.                                                 45,687    597,129       0.0%
#*  Destination XL Group, Inc.                                   108,821    217,642       0.0%
#   Dillard's, Inc. Class A                                       23,978  1,218,082       0.0%
#   DineEquity, Inc.                                              28,738  1,368,216       0.1%
*   Dixie Group, Inc. (The)                                       12,930     49,781       0.0%
#*  Dorman Products, Inc.                                         58,084  4,014,185       0.1%
    Dover Motorsports, Inc.                                       14,562     28,396       0.0%
#   Drive Shack, Inc.                                             77,474    282,780       0.0%
#   DSW, Inc. Class A                                            128,280  2,456,562       0.1%
#   Educational Development Corp.                                  2,726     34,075       0.0%
*   El Pollo Loco Holdings, Inc.                                  11,414    131,261       0.0%
#*  Eldorado Resorts, Inc.                                        42,636  1,095,745       0.0%
*   Emerson Radio Corp.                                           16,063     23,131       0.0%
#   Entercom Communications Corp. Class A                         35,561    392,949       0.0%
    Entravision Communications Corp. Class A                     197,920  1,029,184       0.0%
    Escalade, Inc.                                                15,586    192,487       0.0%
#   Ethan Allen Interiors, Inc.                                   48,878  1,454,121       0.1%
#*  EW Scripps Co. (The) Class A                                 174,708  3,029,437       0.1%
*   Express, Inc.                                                269,543  1,824,806       0.1%
#*  Famous Dave's of America, Inc.                                14,986     59,195       0.0%
#*  Fiesta Restaurant Group, Inc.                                 92,669  1,533,672       0.1%
#   Finish Line, Inc. (The) Class A                              137,333  1,273,077       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#*  Five Below, Inc.                                              73,435 $4,057,284       0.1%
    Flanigan's Enterprises, Inc.                                   1,877     40,543       0.0%
    Flexsteel Industries, Inc.                                    13,875    697,496       0.0%
#*  Fox Factory Holding Corp.                                     63,260  2,691,713       0.1%
#   Fred's, Inc. Class A                                          13,035     57,484       0.0%
*   FTD Cos., Inc.                                                16,371    176,807       0.0%
#*  G-III Apparel Group, Ltd.                                     85,410  2,164,289       0.1%
*   Gaia, Inc.                                                     8,988    109,204       0.0%
#   GameStop Corp. Class A                                        91,715  1,714,153       0.1%
    Gaming Partners International Corp.                           15,986    173,928       0.0%
    Gannett Co., Inc.                                             31,721    275,973       0.0%
*   Genesco, Inc.                                                 66,896  1,638,952       0.1%
*   Gentherm, Inc.                                                70,286  2,354,581       0.1%
#*  Global Eagle Entertainment, Inc.                              10,657     25,897       0.0%
    Graham Holdings Co. Class B                                    5,877  3,270,257       0.1%
#*  Grand Canyon Education, Inc.                                  78,329  7,011,229       0.2%
*   Gray Television, Inc.                                        134,064  2,087,376       0.1%
*   Gray Television, Inc. Class A                                    912     11,628       0.0%
*   Green Brick Partners, Inc.                                     4,515     48,988       0.0%
    Group 1 Automotive, Inc.                                      38,348  3,013,002       0.1%
#   Guess?, Inc.                                                 110,767  1,795,533       0.1%
#*  Habit Restaurants, Inc. (The) Class A                          1,059     13,026       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                     15,437    598,493       0.0%
    Hamilton Beach Brands Holding Co. Class B                     15,437    598,492       0.0%
*   Harte-Hanks, Inc.                                             57,862     60,176       0.0%
    Haverty Furniture Cos., Inc.                                  43,931  1,047,754       0.0%
    Haverty Furniture Cos., Inc. Class A                             457     10,865       0.0%
#*  Helen of Troy, Ltd.                                           54,019  5,018,365       0.2%
#*  Hemisphere Media Group, Inc.                                  13,241    161,540       0.0%
#*  Hibbett Sports, Inc.                                          24,290    310,912       0.0%
    Hooker Furniture Corp.                                        22,843  1,082,758       0.0%
#*  Horizon Global Corp.                                          87,062  1,413,016       0.1%
#*  Houghton Mifflin Harcourt Co.                                230,863  2,285,544       0.1%
    HSN, Inc.                                                     39,793  1,500,196       0.1%
#*  Iconix Brand Group, Inc.                                     163,996    268,953       0.0%
    ILG, Inc.                                                     76,086  2,257,472       0.1%
*   Installed Building Products, Inc.                             26,778  1,866,427       0.1%
#   International Game Technology P.L.C.                           1,000     23,500       0.0%
    International Speedway Corp. Class A                          44,994  1,748,017       0.1%
#*  iRobot Corp.                                                  40,979  2,753,379       0.1%
*   J Alexander's Holdings, Inc.                                   3,623     38,042       0.0%
    Jack in the Box, Inc.                                         51,912  5,373,411       0.2%
#*  Jamba, Inc.                                                   17,801    146,324       0.0%
    John Wiley & Sons, Inc. Class A                               56,543  3,090,075       0.1%
    Johnson Outdoors, Inc. Class A                                16,903  1,271,275       0.0%
*   K12, Inc.                                                     66,802  1,083,528       0.0%
#   KB Home                                                       92,317  2,532,255       0.1%
*   Kirkland's, Inc.                                              54,608    638,914       0.0%
#*  Kona Grill, Inc.                                               7,515     25,175       0.0%
*   La Quinta Holdings, Inc.                                      93,055  1,639,629       0.1%
    La-Z-Boy, Inc.                                               124,681  3,360,153       0.1%
*   Lakeland Industries, Inc.                                     12,798    202,848       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#   LCI Industries                                                44,007 $5,448,067       0.2%
    Libbey, Inc.                                                  33,627    230,009       0.0%
*   Liberty Expedia Holdings, Inc. Class A                        19,861    915,592       0.0%
*   Liberty Ventures Series A                                      1,486     84,643       0.0%
    Lifetime Brands, Inc.                                         25,454    474,717       0.0%
#*  Lindblad Expeditions Holdings, Inc.                           17,147    183,816       0.0%
#*  Lions Gate Entertainment Corp. Class B                         2,854     78,942       0.0%
#   Lithia Motors, Inc. Class A                                   51,735  5,855,367       0.2%
*   Luby's, Inc.                                                  25,651     61,819       0.0%
*   M/I Homes, Inc.                                               42,762  1,428,251       0.1%
*   Malibu Boats, Inc. Class A                                    47,969  1,496,633       0.1%
    Marcus Corp. (The)                                            46,006  1,249,063       0.0%
#   Marine Products Corp.                                         39,077    561,536       0.0%
#*  MarineMax, Inc.                                               81,558  1,512,901       0.1%
#   Marriott Vacations Worldwide Corp.                            44,457  5,851,430       0.2%
#*  McClatchy Co. (The) Class A                                    1,342     13,219       0.0%
#   MDC Holdings, Inc.                                            73,710  2,730,218       0.1%
#   Meredith Corp.                                                71,233  3,775,349       0.1%
*   Meritage Homes Corp.                                          43,894  2,137,638       0.1%
*   Modine Manufacturing Co.                                      93,058  1,958,871       0.1%
*   Monarch Casino & Resort, Inc.                                 36,281  1,618,495       0.1%
#   Monro, Inc.                                                   45,850  2,262,698       0.1%
#*  Motorcar Parts of America, Inc.                               62,477  1,806,210       0.1%
#   Movado Group, Inc.                                            41,516  1,149,993       0.0%
#*  MSG Networks, Inc. Class A                                    53,547    929,040       0.0%
#*  Murphy USA, Inc.                                              59,905  4,454,536       0.2%
*   Nathan's Famous, Inc.                                         14,980  1,214,878       0.0%
    National CineMedia, Inc.                                     149,092  1,003,389       0.0%
*   Nautilus, Inc.                                               105,199  1,367,587       0.1%
*   New Home Co., Inc. (The)                                       3,695     42,973       0.0%
    New Media Investment Group, Inc.                              21,458    342,684       0.0%
#*  New York & Co., Inc.                                           9,816     16,884       0.0%
    New York Times Co. (The) Class A                             236,803  4,522,937       0.2%
#   Nexstar Media Group, Inc. Class A                             73,168  4,668,118       0.2%
#   Nutrisystem, Inc.                                             50,487  2,521,826       0.1%
    Office Depot, Inc.                                           974,961  3,022,379       0.1%
#*  Ollie's Bargain Outlet Holdings, Inc.                         40,882  1,825,381       0.1%
#*  Overstock.com, Inc.                                           68,425  3,140,708       0.1%
    Oxford Industries, Inc.                                       25,607  1,654,212       0.1%
#   Papa John's International, Inc.                               84,897  5,777,241       0.2%
*   Penn National Gaming, Inc.                                    63,987  1,669,421       0.1%
    Penske Automotive Group, Inc.                                 41,933  1,954,916       0.1%
*   Perry Ellis International, Inc.                               39,135    911,454       0.0%
#   PetMed Express, Inc.                                          65,339  2,310,387       0.1%
*   PICO Holdings, Inc.                                           31,640    597,996       0.0%
#   Pier 1 Imports, Inc.                                         129,245    537,659       0.0%
*   Pinnacle Entertainment, Inc.                                  51,677  1,336,884       0.1%
#   Planet Fitness, Inc. Class A                                  25,881    689,470       0.0%
*   Playa Hotels & Resorts NV                                        299      3,089       0.0%
    Pool Corp.                                                    41,444  5,005,606       0.2%
#*  Potbelly Corp.                                                81,685    984,304       0.0%
    RCI Hospitality Holdings, Inc.                                15,408    424,490       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
*   Reading International, Inc. Class A                           28,322 $  443,239       0.0%
*   Reading International, Inc. Class B                            2,340     52,592       0.0%
*   Red Lion Hotels Corp.                                         32,058    282,110       0.0%
#*  Red Robin Gourmet Burgers, Inc.                               31,187  2,133,191       0.1%
#   Regal Entertainment Group Class A                            214,019  3,499,211       0.1%
*   Regis Corp.                                                   83,833  1,251,627       0.0%
    Rocky Brands, Inc.                                            14,145    258,854       0.0%
*   Ruby Tuesday, Inc.                                           111,496    264,246       0.0%
    Ruth's Hospitality Group, Inc.                               109,354  2,307,369       0.1%
    Saga Communications, Inc. Class A                             16,697    730,494       0.0%
    Salem Media Group, Inc.                                       21,095    135,008       0.0%
    Scholastic Corp.                                              54,523  2,014,080       0.1%
#*  Scientific Games Corp. Class A                                55,230  2,628,948       0.1%
#   SeaWorld Entertainment, Inc.                                  32,844    377,049       0.0%
*   Shiloh Industries, Inc.                                       71,773    666,053       0.0%
    Shoe Carnival, Inc.                                           48,652    913,198       0.0%
*   Shutterfly, Inc.                                              64,322  2,746,549       0.1%
#   Signet Jewelers, Ltd.                                            411     26,949       0.0%
#   Sinclair Broadcast Group, Inc. Class A                        91,559  2,902,420       0.1%
*   Skechers U.S.A., Inc. Class A                                 70,830  2,260,894       0.1%
*   Skyline Corp.                                                  7,443     92,963       0.0%
    Sleep Number Corp.                                            89,608  2,912,260       0.1%
    Sonic Automotive, Inc. Class A                                52,991  1,051,871       0.0%
#   Sonic Corp.                                                  128,846  3,272,688       0.1%
#*  Sotheby's                                                     86,905  4,503,417       0.2%
    Speedway Motorsports, Inc.                                    51,206  1,021,560       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                         118,117    484,280       0.0%
#   Stage Stores, Inc.                                             6,591     10,941       0.0%
#   Standard Motor Products, Inc.                                 57,284  2,501,592       0.1%
*   Steven Madden, Ltd.                                          110,301  4,301,739       0.2%
*   Stoneridge, Inc.                                             102,453  2,329,781       0.1%
    Strattec Security Corp.                                        7,508    346,494       0.0%
    Strayer Education, Inc.                                       25,749  2,413,454       0.1%
#   Sturm Ruger & Co., Inc.                                       31,391  1,555,424       0.1%
    Superior Industries International, Inc.                       71,599  1,113,364       0.0%
    Superior Uniform Group, Inc.                                  21,023    493,410       0.0%
*   Sypris Solutions, Inc.                                        25,625     36,131       0.0%
#   Tailored Brands, Inc.                                          7,000    108,150       0.0%
*   Tandy Leather Factory, Inc.                                   22,365    175,565       0.0%
*   Taylor Morrison Home Corp. Class A                           114,905  2,774,956       0.1%
#*  Tempur Sealy International, Inc.                              16,600  1,085,142       0.0%
    Tenneco, Inc.                                                 83,308  4,841,028       0.2%
    Texas Roadhouse, Inc.                                        116,041  5,803,210       0.2%
    Thor Industries, Inc.                                         67,583  9,206,156       0.3%
#   Tilly's, Inc. Class A                                         27,816    331,289       0.0%
    Time, Inc.                                                    63,786    739,918       0.0%
*   TopBuild Corp.                                                44,057  2,907,321       0.1%
    Tower International, Inc.                                     43,923  1,335,259       0.1%
*   Town Sports International Holdings, Inc.                      46,809    280,854       0.0%
*   Townsquare Media, Inc. Class A                                 6,266     65,417       0.0%
*   Trans World Entertainment Corp.                               10,783     19,409       0.0%
#*  TravelCenters of America LLC                                   7,300     35,770       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Discretionary -- (Continued)
#*  TRI Pointe Group, Inc.                                       234,472 $  4,147,810       0.1%
    Tribune Media Co. Class A                                      7,446      304,765       0.0%
#*  tronc, Inc.                                                   27,359      404,503       0.0%
#*  Tuesday Morning Corp.                                         39,153      121,374       0.0%
    Tupperware Brands Corp.                                       71,609    4,207,029       0.1%
*   Unifi, Inc.                                                   44,361    1,687,936       0.1%
*   Universal Electronics, Inc.                                   27,988    1,679,280       0.1%
*   Universal Technical Institute, Inc.                            1,661        5,531       0.0%
*   US Auto Parts Network, Inc.                                   37,419       95,793       0.0%
*   Vera Bradley, Inc.                                            25,411      182,959       0.0%
#*  Vista Outdoor, Inc.                                           50,107    1,047,737       0.0%
*   Visteon Corp.                                                 43,662    5,503,158       0.2%
*   Vitamin Shoppe, Inc.                                          81,581      375,273       0.0%
*   VOXX International Corp.                                      26,607      178,267       0.0%
#   Wendy's Co. (The)                                            362,549    5,514,370       0.2%
#   Weyco Group, Inc.                                             10,997      299,008       0.0%
#*  William Lyon Homes Class A                                    55,824    1,549,116       0.1%
#   Wingstop, Inc.                                                14,739      499,210       0.0%
    Winmark Corp.                                                  9,023    1,179,757       0.0%
#   Winnebago Industries, Inc.                                    77,870    3,827,311       0.1%
    Wolverine World Wide, Inc.                                   114,766    3,133,112       0.1%
*   ZAGG, Inc.                                                    94,619    1,480,787       0.1%
*   Zumiez, Inc.                                                  39,282      693,327       0.0%
                                                                         ------------      ----
Total Consumer Discretionary                                              431,173,770      14.7%
                                                                         ------------      ----
Consumer Staples -- (3.4%)
    Alico, Inc.                                                    9,061      298,107       0.0%
*   Alliance One International, Inc.                              13,279      142,085       0.0%
    Andersons, Inc. (The)                                         47,010    1,760,524       0.1%
#   B&G Foods, Inc.                                               81,354    2,587,057       0.1%
#   Bob Evans Farms, Inc.                                         44,644    3,446,070       0.1%
#*  Boston Beer Co., Inc. (The) Class A                            8,600    1,531,230       0.1%
*   Bridgford Foods Corp.                                          6,838       88,620       0.0%
#*  Cal-Maine Foods, Inc.                                         61,940    2,787,300       0.1%
#   Calavo Growers, Inc.                                          27,373    2,017,390       0.1%
#   Casey's General Stores, Inc.                                  24,333    2,787,832       0.1%
*   CCA Industries, Inc.                                           7,270       21,774       0.0%
#*  Central Garden & Pet Co.                                      27,336    1,043,688       0.0%
*   Central Garden & Pet Co. Class A                              76,906    2,838,600       0.1%
#*  Chefs' Warehouse, Inc. (The)                                  66,596    1,328,590       0.1%
#   Coca-Cola Bottling Co. Consolidated                           12,876    2,904,311       0.1%
#*  Craft Brew Alliance, Inc.                                     66,942    1,221,691       0.0%
*   Darling Ingredients, Inc.                                    290,000    5,292,500       0.2%
    Dean Foods Co.                                                78,828      768,573       0.0%
#   Energizer Holdings, Inc.                                     103,582    4,452,990       0.2%
#*  Farmer Brothers Co.                                           41,194    1,398,536       0.1%
#   Fresh Del Monte Produce, Inc.                                 91,186    4,058,689       0.1%
#*  Hostess Brands, Inc.                                           5,715       65,894       0.0%
*   HRG Group, Inc.                                               52,919      858,346       0.0%
#   Ingles Markets, Inc. Class A                                  47,216    1,100,133       0.0%
    Inter Parfums, Inc.                                           63,168    2,924,678       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Staples -- (Continued)
#*  Inventure Foods, Inc.                                          3,653 $     14,612       0.0%
    J&J Snack Foods Corp.                                         26,004    3,462,953       0.1%
#   John B. Sanfilippo & Son, Inc.                                30,057    1,768,854       0.1%
    Lancaster Colony Corp.                                        38,638    4,838,250       0.2%
*   Landec Corp.                                                  76,604    1,015,003       0.0%
*   Lifeway Foods, Inc.                                           33,146      333,449       0.0%
    Limoneira Co.                                                  7,538      176,012       0.0%
    Mannatech, Inc.                                                  840       12,096       0.0%
    Medifast, Inc.                                                40,833    2,547,979       0.1%
#   MGP Ingredients, Inc.                                         47,869    3,253,177       0.1%
#   National Beverage Corp.                                       81,150    7,944,585       0.3%
#*  Natural Alternatives International, Inc.                      18,791      199,185       0.0%
    Nature's Sunshine Products, Inc.                               4,038       39,976       0.0%
#   Nu Skin Enterprises, Inc. Class A                             12,563      799,132       0.0%
    Oil-Dri Corp. of America                                      13,568      569,992       0.0%
    Omega Protein Corp.                                           49,304    1,079,758       0.0%
#   Orchids Paper Products Co.                                       810        9,947       0.0%
*   Post Holdings, Inc.                                           12,173    1,009,507       0.0%
#   PriceSmart, Inc.                                              41,997    3,519,349       0.1%
#*  Primo Water Corp.                                             46,008      506,548       0.0%
#*  Revlon, Inc. Class A                                          77,452    1,742,670       0.1%
    Rocky Mountain Chocolate Factory, Inc.                        11,938      137,287       0.0%
#   Sanderson Farms, Inc.                                         44,322    6,629,242       0.2%
    Seaboard Corp.                                                    99      435,612       0.0%
*   Seneca Foods Corp. Class A                                    20,192      726,912       0.0%
*   Seneca Foods Corp. Class B                                     1,443       54,618       0.0%
#*  Smart & Final Stores, Inc.                                    45,483      272,898       0.0%
#   Snyder's-Lance, Inc.                                         167,173    6,290,720       0.2%
    SpartanNash Co.                                               76,960    1,889,368       0.1%
#   Tootsie Roll Industries, Inc.                                 37,126    1,321,686       0.1%
#*  TreeHouse Foods, Inc.                                         22,231    1,475,694       0.1%
*   Turning Point Brands, Inc.                                     1,000       17,500       0.0%
#*  United Natural Foods, Inc.                                    61,432    2,381,719       0.1%
    United-Guardian, Inc.                                         13,162      246,788       0.0%
    Universal Corp.                                               33,750    1,935,562       0.1%
#*  USANA Health Sciences, Inc.                                   53,904    3,541,493       0.1%
#   Vector Group, Ltd.                                           195,929    4,071,405       0.1%
#   Village Super Market, Inc. Class A                            15,226      365,272       0.0%
#   WD-40 Co.                                                     17,475    1,937,104       0.1%
#   Weis Markets, Inc.                                            32,310    1,254,597       0.0%
                                                                         ------------       ---
Total Consumer Staples                                                    117,553,719       4.0%
                                                                         ------------       ---
Energy -- (3.2%)
*   Abraxas Petroleum Corp.                                        7,771       16,552       0.0%
    Adams Resources & Energy, Inc.                                 7,618      327,117       0.0%
    Archrock, Inc.                                               113,038    1,356,456       0.1%
*   Ardmore Shipping Corp.                                        10,890       90,387       0.0%
*   Barnwell Industries, Inc.                                      8,064       16,128       0.0%
*   Basic Energy Services, Inc.                                    1,272       23,990       0.0%
#*  Bill Barrett Corp.                                           264,132    1,302,171       0.1%
#*  Bonanza Creek Energy, Inc.                                     3,714      125,645       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Energy -- (Continued)
#   Bristow Group, Inc.                                           12,314 $  116,244       0.0%
#*  Callon Petroleum Co.                                         157,437  1,745,976       0.1%
#*  Clean Energy Fuels Corp.                                      28,400     66,740       0.0%
*   Cloud Peak Energy, Inc.                                      198,200    842,350       0.0%
*   CONSOL Energy, Inc.                                          309,791  4,996,929       0.2%
#   CVR Energy, Inc.                                               5,515    151,387       0.0%
#*  Dawson Geophysical Co.                                        35,884    158,607       0.0%
    Delek US Holdings, Inc.                                      156,490  4,076,564       0.1%
    DHT Holdings, Inc.                                           190,797    751,740       0.0%
#*  Dorian LPG, Ltd.                                              23,976    171,428       0.0%
#*  Dril-Quip, Inc.                                               72,281  3,043,030       0.1%
#*  Earthstone Energy, Inc. Class A                                6,085     48,984       0.0%
*   Eclipse Resources Corp.                                        8,853     19,654       0.0%
*   ENGlobal Corp.                                                32,081     40,422       0.0%
#   EnLink Midstream LLC                                         183,857  2,849,784       0.1%
    Ensco P.L.C. Class A                                         147,395    794,459       0.0%
*   Era Group, Inc.                                               27,402    294,846       0.0%
    Evolution Petroleum Corp.                                     36,164    267,614       0.0%
*   Exterran Corp.                                                36,912  1,191,150       0.1%
#*  Forum Energy Technologies, Inc.                              203,126  2,925,014       0.1%
#   GasLog, Ltd.                                                  13,853    238,964       0.0%
#*  Geospace Technologies Corp.                                   21,529    323,366       0.0%
#*  Goodrich Petroleum Corp.                                       3,892     38,181       0.0%
#   Green Plains, Inc.                                            69,992  1,287,853       0.1%
    Gulf Island Fabrication, Inc.                                 22,601    297,203       0.0%
*   Gulfport Energy Corp.                                         12,319    168,770       0.0%
#   Hallador Energy Co.                                           10,538     54,587       0.0%
*   Helix Energy Solutions Group, Inc.                           258,146  1,760,556       0.1%
*   Independence Contract Drilling, Inc.                           7,200     23,328       0.0%
*   International Seaways, Inc.                                    4,498     90,590       0.0%
#*  Kosmos Energy, Ltd.                                          454,861  3,493,332       0.1%
#*  Laredo Petroleum, Inc.                                       354,186  4,221,897       0.2%
*   Matrix Service Co.                                            72,223  1,018,344       0.0%
*   McDermott International, Inc.                                388,116  2,569,328       0.1%
*   Mitcham Industries, Inc.                                      19,337     63,039       0.0%
#   Murphy Oil Corp.                                             114,500  3,062,875       0.1%
#   Nabors Industries, Ltd.                                      406,068  2,286,163       0.1%
    NACCO Industries, Inc. Class A                                15,437    642,179       0.0%
*   Natural Gas Services Group, Inc.                              30,474    847,177       0.0%
#*  Newpark Resources, Inc.                                      296,750  2,596,563       0.1%
#*  Noble Corp. P.L.C.                                             5,962     24,802       0.0%
#   Nordic American Offshore, Ltd.                                   113        148       0.0%
*   Oasis Petroleum, Inc.                                        225,714  2,132,997       0.1%
    Oceaneering International, Inc.                              116,861  2,362,929       0.1%
*   Oil States International, Inc.                                74,879  1,725,961       0.1%
*   Pacific Ethanol, Inc.                                         95,767    459,682       0.0%
    Panhandle Oil and Gas, Inc. Class A                           36,286    876,307       0.0%
#*  Par Pacific Holdings, Inc.                                    31,463    660,408       0.0%
*   Parker Drilling Co.                                           54,801     57,541       0.0%
#   Patterson-UTI Energy, Inc.                                   207,410  4,102,570       0.1%
#   PBF Energy, Inc. Class A                                     222,394  6,442,754       0.2%
#*  PDC Energy, Inc.                                              86,705  4,415,886       0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Energy -- (Continued)
*   Peabody Energy Corp.                                         118,288 $  3,653,916       0.1%
*   Penn Virginia Corp.                                            8,023      312,656       0.0%
*   PHI, Inc. Non-Voting                                           7,294       85,267       0.0%
*   Pioneer Energy Services Corp.                                 65,714      124,857       0.0%
*   QEP Resources, Inc.                                          111,614      998,945       0.0%
#*  Renewable Energy Group, Inc.                                 129,075    1,561,808       0.1%
#*  Resolute Energy Corp.                                         21,544      646,966       0.0%
*   REX American Resources Corp.                                  18,425    1,624,717       0.1%
*   Rice Energy, Inc.                                             34,644      982,157       0.0%
#*  RigNet, Inc.                                                   5,718       99,779       0.0%
#*  Ring Energy, Inc.                                             76,257      976,852       0.0%
#*  Rowan Cos. P.L.C. Class A                                     94,934    1,360,404       0.1%
#   RPC, Inc.                                                    102,842    2,500,089       0.1%
*   RSP Permian, Inc.                                              6,280      216,095       0.0%
#*  SandRidge Energy, Inc.                                        14,028      263,306       0.0%
*   SEACOR Holdings, Inc.                                         19,648      927,386       0.0%
#*  SEACOR Marine Holdings, Inc.                                  13,423      189,935       0.0%
#   SemGroup Corp. Class A                                        37,791      984,456       0.0%
#   Ship Finance International, Ltd.                              79,086    1,178,381       0.0%
*   SilverBow Resources, Inc.                                      1,310       29,462       0.0%
#*  SRC Energy, Inc.                                             581,521    5,547,710       0.2%
*   Stone Energy Corp.                                            11,794      346,979       0.0%
#*  Superior Energy Services, Inc.                                31,575      278,492       0.0%
#*  Tesco Corp.                                                  106,681      410,722       0.0%
*   TETRA Technologies, Inc.                                     106,200      301,608       0.0%
#*  Transocean, Ltd.                                               3,400       35,700       0.0%
#*  Ultra Petroleum Corp.                                         71,588      568,409       0.0%
#*  Unit Corp.                                                    86,136    1,612,466       0.1%
*   W&T Offshore, Inc.                                           172,580      540,175       0.0%
#*  Westmoreland Coal Co.                                         64,278      111,522       0.0%
#*  Whiting Petroleum Corp.                                       28,466      171,081       0.0%
*   Willbros Group, Inc.                                          99,449      304,314       0.0%
    World Fuel Services Corp.                                     47,409    1,317,970       0.1%
#*  WPX Energy, Inc.                                             154,639    1,744,328       0.1%
                                                                         ------------       ---
Total Energy                                                              108,166,558       3.7%
                                                                         ------------       ---
Financials -- (18.8%)
    1st Constitution Bancorp                                         170        3,052       0.0%
    1st Source Corp.                                              55,678    2,856,838       0.1%
    A-Mark Precious Metals, Inc.                                  16,617      258,062       0.0%
    Access National Corp.                                         14,826      431,437       0.0%
    ACNB Corp.                                                       896       24,998       0.0%
#*  Allegiance Bancshares, Inc.                                    2,223       87,142       0.0%
*   Ambac Financial Group, Inc.                                   47,151      767,618       0.0%
#   American Equity Investment Life Holding Co.                   87,548    2,583,541       0.1%
    American National Bankshares, Inc.                             7,174      280,862       0.0%
    American National Insurance Co.                                9,906    1,205,857       0.0%
    American River Bankshares                                      2,368       35,994       0.0%
    Ameris Bancorp                                                62,114    2,975,261       0.1%
    AMERISAFE, Inc.                                               47,605    3,080,043       0.1%
    AmeriServ Financial, Inc.                                     55,911      229,235       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#   Amtrust Financial Services, Inc.                              63,368 $  795,902       0.0%
    Argo Group International Holdings, Ltd.                       52,342  3,294,929       0.1%
    Arrow Financial Corp.                                         37,021  1,306,841       0.1%
#   Artisan Partners Asset Management, Inc. Class A               37,605  1,293,612       0.1%
    Aspen Insurance Holdings, Ltd.                               107,094  4,594,333       0.2%
    Associated Banc-Corp                                         252,334  6,384,050       0.2%
#   Associated Capital Group, Inc. Class A                         1,883     69,859       0.0%
*   Asta Funding, Inc.                                             3,514     25,125       0.0%
    Atlantic American Corp.                                        4,900     17,395       0.0%
*   Atlantic Capital Bancshares, Inc.                              8,522    140,187       0.0%
*   Atlantic Coast Financial Corp.                                 2,377     20,727       0.0%
*   Atlanticus Holdings Corp.                                     19,846     45,050       0.0%
*   Atlas Financial Holdings, Inc.                                 9,921    195,940       0.0%
    Auburn National Bancorporation, Inc.                             300     10,365       0.0%
    Baldwin & Lyons, Inc. Class A                                    550     12,375       0.0%
    Baldwin & Lyons, Inc. Class B                                 19,292    442,751       0.0%
#   Banc of California, Inc.                                      41,095    865,050       0.0%
    BancFirst Corp.                                               44,276  2,419,683       0.1%
*   Bancorp, Inc. (The)                                          126,340  1,062,519       0.0%
    BancorpSouth, Inc.                                           203,866  6,442,166       0.2%
    Bank Mutual Corp.                                             58,162    615,063       0.0%
#   Bank of Commerce Holdings                                        400      4,800       0.0%
#   Bank of Hawaii Corp.                                          68,402  5,582,287       0.2%
    Bank of Marin Bancorp                                          7,569    512,800       0.0%
    BankFinancial Corp.                                           33,214    526,110       0.0%
    BankUnited, Inc.                                             100,371  3,497,929       0.1%
    Bankwell Financial Group, Inc.                                   765     27,999       0.0%
    Banner Corp.                                                  53,574  3,070,862       0.1%
    Bar Harbor Bankshares                                         17,409    526,274       0.0%
    BCB Bancorp, Inc.                                              4,009     56,326       0.0%
    Bear State Financial, Inc.                                       439      4,504       0.0%
    Beneficial Bancorp, Inc.                                     120,751  1,992,391       0.1%
*   Berkshire Bancorp, Inc.                                          150      1,800       0.0%
    Berkshire Hills Bancorp, Inc.                                 56,378  2,159,277       0.1%
    BGC Partners, Inc. Class A                                   315,778  4,790,352       0.2%
#   Blue Capital Reinsurance Holdings, Ltd.                        3,500     46,375       0.0%
    Blue Hills Bancorp, Inc.                                       4,304     93,397       0.0%
#*  BofI Holding, Inc.                                           104,916  2,822,240       0.1%
    Boston Private Financial Holdings, Inc.                      207,901  3,305,626       0.1%
    Bridge Bancorp, Inc.                                          11,865    421,208       0.0%
    Brookline Bancorp, Inc.                                      132,821  2,045,443       0.1%
#   Bryn Mawr Bank Corp.                                          37,645  1,650,733       0.1%
#*  BSB Bancorp, Inc.                                              1,406     42,039       0.0%
    C&F Financial Corp.                                            1,526     88,508       0.0%
    California First National Bancorp                              3,097     47,694       0.0%
    Camden National Corp.                                         28,799  1,243,253       0.0%
#   Capital Bank Financial Corp. Class A                          49,546  2,011,568       0.1%
    Capital City Bank Group, Inc.                                 13,806    340,456       0.0%
    Capitol Federal Financial, Inc.                              272,314  3,755,210       0.1%
#   Carolina Financial Corp.                                      15,102    556,509       0.0%
    Cathay General Bancorp                                       211,584  8,844,211       0.3%
    CenterState Banks Corp.                                       62,627  1,668,383       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
    Central Pacific Financial Corp.                               36,153 $1,125,081       0.0%
    Central Valley Community Bancorp                               3,273     66,115       0.0%
    Century Bancorp, Inc. Class A                                  2,684    228,006       0.0%
    Charter Financial Corp.                                       13,271    254,405       0.0%
    Chemical Financial Corp.                                      71,838  3,785,144       0.1%
#   Citizens & Northern Corp.                                      9,387    229,324       0.0%
    Citizens Community Bancorp, Inc.                              18,282    248,818       0.0%
    Citizens Holding Co.                                             592     14,504       0.0%
#*  Citizens, Inc.                                               100,100    758,758       0.0%
#   City Holding Co.                                              36,845  2,597,204       0.1%
#   Civista Bancshares, Inc.                                       2,396     54,078       0.0%
#   Clifton Bancorp, Inc.                                         56,824    967,713       0.0%
    CNB Financial Corp.                                           15,009    431,509       0.0%
    CNO Financial Group, Inc.                                    336,171  8,058,019       0.3%
    CoBiz Financial, Inc.                                        105,620  2,158,873       0.1%
    Codorus Valley Bancorp, Inc.                                   3,117     98,636       0.0%
#   Cohen & Steers, Inc.                                          12,447    541,320       0.0%
    Colony Bankcorp, Inc.                                          1,629     22,562       0.0%
#   Columbia Banking System, Inc.                                126,379  5,498,750       0.2%
#   Community Bank System, Inc.                                   86,585  4,787,285       0.2%
#*  Community Bankers Trust Corp.                                  4,335     37,498       0.0%
    Community Financial Corp. (The)                                  782     28,316       0.0%
    Community Trust Bancorp, Inc.                                 42,011  2,029,131       0.1%
    Community West Bancshares                                      1,200     12,540       0.0%
    ConnectOne Bancorp, Inc.                                      39,986  1,073,624       0.0%
*   Consumer Portfolio Services, Inc.                             43,017    187,124       0.0%
#   County Bancorp, Inc.                                             952     31,092       0.0%
#*  Cowen, Inc.                                                   40,310    604,650       0.0%
    Crawford & Co. Class A                                        69,252    655,124       0.0%
#   Crawford & Co. Class B                                        49,968    588,623       0.0%
#*  Credit Acceptance Corp.                                        4,645  1,331,861       0.1%
*   Customers Bancorp, Inc.                                       39,431  1,078,044       0.0%
#   CVB Financial Corp.                                          189,760  4,527,674       0.2%
    Diamond Hill Investment Group, Inc.                            7,569  1,604,098       0.1%
    Dime Community Bancshares, Inc.                               89,737  1,978,701       0.1%
    Donegal Group, Inc. Class A                                   37,819    648,218       0.0%
    Donegal Group, Inc. Class B                                      870     13,485       0.0%
*   Donnelley Financial Solutions, Inc.                           50,668  1,089,362       0.0%
*   Eagle Bancorp, Inc.                                           20,179  1,344,930       0.1%
*   eHealth, Inc.                                                 40,214  1,020,631       0.0%
    EMC Insurance Group, Inc.                                     44,613  1,314,299       0.1%
    Employers Holdings, Inc.                                      62,945  3,002,476       0.1%
#*  Encore Capital Group, Inc.                                    43,194  2,006,361       0.1%
*   Enova International, Inc.                                     65,504    972,734       0.0%
#*  Enstar Group, Ltd.                                            17,850  4,066,230       0.1%
    Enterprise Bancorp, Inc.                                       4,440    160,284       0.0%
    Enterprise Financial Services Corp.                           39,490  1,721,764       0.1%
*   Equity Bancshares, Inc. Class A                                4,437    151,257       0.0%
    ESSA Bancorp, Inc.                                            13,245    214,172       0.0%
*   Essent Group, Ltd.                                               447     19,051       0.0%
#   Evans Bancorp, Inc.                                            1,882     81,961       0.0%
    Evercore, Inc. Class A                                        53,675  4,299,367       0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#*  Ezcorp, Inc. Class A                                          61,818 $  633,635       0.0%
    Farmers Capital Bank Corp.                                     7,503    312,125       0.0%
    Farmers National Banc Corp.                                   11,955    173,348       0.0%
    FBL Financial Group, Inc. Class A                             40,672  3,145,979       0.1%
*   FCB Financial Holdings, Inc. Class A                          53,420  2,494,714       0.1%
    Federal Agricultural Mortgage Corp. Class A                    1,115     81,674       0.0%
    Federal Agricultural Mortgage Corp. Class C                   23,362  1,734,395       0.1%
#   Federated Investors, Inc. Class B                            167,751  5,212,024       0.2%
    Federated National Holding Co.                                31,761    487,214       0.0%
#   Fidelity Southern Corp.                                       47,668  1,045,359       0.0%
#   Financial Engines, Inc.                                       19,467    702,759       0.0%
    Financial Institutions, Inc.                                  30,658  1,005,582       0.0%
*   First Acceptance Corp.                                        96,214     96,695       0.0%
    First American Financial Corp.                                71,213  3,875,411       0.1%
*   First BanCorp(318672706)                                     131,917    679,373       0.0%
    First Bancorp(318910106)                                      27,709  1,016,920       0.0%
    First Bancorp, Inc.                                           10,206    318,529       0.0%
#   First Bancshares, Inc. (The)                                   2,613     83,355       0.0%
    First Bank                                                     4,301     55,483       0.0%
    First Busey Corp.                                             73,087  2,274,467       0.1%
    First Business Financial Services, Inc.                        4,431     98,501       0.0%
    First Citizens BancShares, Inc. Class A                        3,945  1,597,725       0.1%
    First Commonwealth Financial Corp.                           156,095  2,272,743       0.1%
    First Community Bancshares, Inc.                              39,471  1,178,999       0.0%
    First Connecticut Bancorp, Inc.                               10,359    273,478       0.0%
    First Defiance Financial Corp.                                25,998  1,409,092       0.1%
    First Financial Bancorp                                      105,801  2,888,367       0.1%
#   First Financial Bankshares, Inc.                              62,558  2,855,773       0.1%
    First Financial Corp.                                         25,478  1,210,205       0.0%
    First Financial Northwest, Inc.                               27,065    450,091       0.0%
*   First Foundation, Inc.                                        16,161    299,140       0.0%
#   First Horizon National Corp.                                 295,720  5,550,664       0.2%
    First Internet Bancorp                                         2,977    112,233       0.0%
    First Interstate Bancsystem, Inc. Class A                     50,891  2,000,016       0.1%
    First Merchants Corp.                                         71,810  3,087,830       0.1%
    First Mid-Illinois Bancshares, Inc.                            2,832    109,315       0.0%
    First Midwest Bancorp, Inc.                                  158,066  3,649,744       0.1%
*   First Northwest Bancorp                                        2,279     38,561       0.0%
#   First of Long Island Corp. (The)                              24,537    774,142       0.0%
#   First South Bancorp, Inc.                                      3,490     65,089       0.0%
*   First United Corp.                                             1,912     33,460       0.0%
    FirstCash, Inc.                                               83,455  5,328,602       0.2%
*   Flagstar Bancorp, Inc.                                        72,642  2,714,632       0.1%
    Flushing Financial Corp.                                      76,944  2,306,781       0.1%
    FNB Bancorp                                                    1,369     47,299       0.0%
    FNB Corp.                                                    428,105  5,775,136       0.2%
*   FNFV Group                                                     6,727    116,041       0.0%
#*  Franklin Financial Network, Inc.                              11,053    379,118       0.0%
    FS Bancorp, Inc.                                                 254     13,787       0.0%
#   Fulton Financial Corp.                                       353,155  6,427,421       0.2%
#   Gain Capital Holdings, Inc.                                   26,997    199,238       0.0%
    GAMCO Investors, Inc. Class A                                  5,266    152,503       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
*   Genworth Financial, Inc. Class A                               6,100 $   20,191       0.0%
#   German American Bancorp, Inc.                                 50,307  1,810,046       0.1%
#   Glacier Bancorp, Inc.                                        134,100  5,090,436       0.2%
*   Global Indemnity, Ltd.                                        24,008  1,007,616       0.0%
    Great Southern Bancorp, Inc.                                  31,476  1,691,835       0.1%
    Great Western Bancorp, Inc.                                   35,373  1,435,790       0.1%
*   Green Bancorp, Inc.                                           32,056    710,040       0.0%
*   Green Dot Corp. Class A                                       84,511  4,785,013       0.2%
#   Greenhill & Co., Inc.                                        101,640  1,860,012       0.1%
*   Greenlight Capital Re, Ltd. Class A                           51,099  1,126,733       0.0%
    Guaranty Bancorp                                              26,877    764,651       0.0%
    Guaranty Federal Bancshares, Inc.                              2,022     42,745       0.0%
*   Hallmark Financial Services, Inc.                             32,044    371,390       0.0%
    Hancock Holding Co.                                          121,742  5,934,922       0.2%
    Hanmi Financial Corp.                                         80,861  2,486,476       0.1%
    Hanover Insurance Group, Inc. (The)                           50,999  5,017,282       0.2%
*   HarborOne Bancorp, Inc.                                        1,004     19,588       0.0%
    Hawthorn Bancshares, Inc.                                      2,033     40,762       0.0%
#   HCI Group, Inc.                                               34,163  1,279,746       0.0%
    Heartland Financial USA, Inc.                                 42,716  2,103,763       0.1%
    Hennessy Advisors, Inc.                                        2,761     45,612       0.0%
    Heritage Commerce Corp.                                       80,810  1,242,858       0.0%
    Heritage Financial Corp.                                      42,130  1,284,965       0.0%
#   Heritage Insurance Holdings, Inc.                             18,345    294,254       0.0%
    Hilltop Holdings, Inc.                                       197,180  4,645,561       0.2%
    Hingham Institution for Savings                                1,336    260,119       0.0%
*   HMN Financial, Inc.                                            2,746     50,389       0.0%
    Home Bancorp, Inc.                                             1,082     46,353       0.0%
    Home BancShares, Inc.                                        310,213  6,973,588       0.2%
*   HomeStreet, Inc.                                              45,893  1,333,192       0.1%
*   HomeTrust Bancshares, Inc.                                     7,702    202,178       0.0%
    Hope Bancorp, Inc.                                           309,896  5,717,581       0.2%
    HopFed Bancorp, Inc.                                           5,577     80,365       0.0%
    Horace Mann Educators Corp.                                   77,779  3,406,720       0.1%
    Horizon Bancorp                                               21,857    601,505       0.0%
#*  Howard Bancorp, Inc.                                           2,293     47,924       0.0%
    Iberiabank Corp.                                              47,728  3,519,940       0.1%
#*  Impac Mortgage Holdings, Inc.                                  1,592     20,855       0.0%
#   Independence Holding Co.                                       1,285     34,888       0.0%
    Independent Bank Corp.(453836108)                             43,062  3,104,770       0.1%
    Independent Bank Corp.(453838609)                             21,971    494,348       0.0%
    Independent Bank Group, Inc.                                  15,406    969,037       0.0%
    Infinity Property & Casualty Corp.                            17,124  1,615,649       0.1%
#   Interactive Brokers Group, Inc. Class A                      114,563  6,188,693       0.2%
    International Bancshares Corp.                               107,214  4,352,888       0.2%
*   INTL. FCStone, Inc.                                           33,417  1,387,140       0.1%
    Investar Holding Corp.                                           678     15,730       0.0%
    Investment Technology Group, Inc.                             71,938  1,688,385       0.1%
    Investors Title Co.                                            1,968    373,330       0.0%
    James River Group Holdings, Ltd.                              17,978    760,829       0.0%
#   Janus Henderson Group P.L.C.                                 133,747  4,647,708       0.2%
#   Kearny Financial Corp.                                       106,208  1,598,430       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#   Kemper Corp.                                                  75,283 $4,825,640       0.2%
    Kentucky First Federal Bancorp                                 3,402     32,659       0.0%
#   Kingstone Cos., Inc.                                           6,523    105,673       0.0%
    Ladenburg Thalmann Financial Services, Inc.                   63,883    195,482       0.0%
#   Lake Shore Bancorp, Inc.                                         338      5,509       0.0%
#   Lakeland Bancorp, Inc.                                        68,548  1,408,661       0.1%
    Lakeland Financial Corp.                                      60,442  2,918,140       0.1%
    Landmark Bancorp, Inc.                                         2,847     86,406       0.0%
    LCNB Corp.                                                     1,472     30,029       0.0%
#   LegacyTexas Financial Group, Inc.                             81,712  3,259,492       0.1%
    Legg Mason, Inc.                                              36,052  1,376,465       0.1%
#*  LendingTree, Inc.                                             16,526  4,429,794       0.2%
    LPL Financial Holdings, Inc.                                   9,991    495,654       0.0%
    Macatawa Bank Corp.                                           57,426    576,557       0.0%
    Mackinac Financial Corp.                                       7,750    120,125       0.0%
*   Magyar Bancorp, Inc.                                             809      9,963       0.0%
#   Maiden Holdings, Ltd.                                         85,388    704,451       0.0%
    MainSource Financial Group, Inc.                              45,798  1,726,127       0.1%
#   Manning & Napier, Inc.                                        12,165     44,402       0.0%
    Marlin Business Services Corp.                                37,093    812,337       0.0%
#   MB Financial, Inc.                                           116,443  5,349,391       0.2%
#*  MBIA, Inc.                                                   195,999  1,420,993       0.1%
    MBT Financial Corp.                                           11,404    120,312       0.0%
    Mercantile Bank Corp.                                         17,548    633,483       0.0%
#   Mercury General Corp.                                         77,822  4,355,697       0.2%
    Meridian Bancorp, Inc.                                        88,623  1,745,873       0.1%
    Meta Financial Group, Inc.                                    20,100  1,753,725       0.1%
*   MGIC Investment Corp.                                        216,764  3,099,725       0.1%
    Midland States Bancorp, Inc.                                   5,055    164,035       0.0%
#   MidSouth Bancorp, Inc.                                        20,303    265,969       0.0%
    MidWestOne Financial Group, Inc.                               6,543    230,379       0.0%
    Moelis & Co. Class A                                          15,535    664,121       0.0%
    Morningstar, Inc.                                              3,116    265,514       0.0%
    MutualFirst Financial, Inc.                                    6,771    262,038       0.0%
    National Bank Holdings Corp. Class A                          38,446  1,261,798       0.0%
    National Bankshares, Inc.                                      1,806     80,006       0.0%
#*  National Commerce Corp.                                        4,561    185,861       0.0%
#   National General Holdings Corp.                               43,958    887,072       0.0%
    National Security Group, Inc. (The)                            1,000     13,080       0.0%
    National Western Life Group, Inc. Class A                      1,800    643,644       0.0%
*   Nationstar Mortgage Holdings, Inc.                             1,385     26,966       0.0%
    Navigators Group, Inc. (The)                                  46,470  2,695,260       0.1%
#   NBT Bancorp, Inc.                                             65,978  2,516,401       0.1%
    Nelnet, Inc. Class A                                          59,149  3,462,582       0.1%
    NewStar Financial, Inc.                                      112,900  1,386,412       0.1%
*   Nicholas Financial, Inc.                                       9,480     83,708       0.0%
*   Nicolet Bankshares, Inc.                                       1,088     61,951       0.0%
*   NMI Holdings, Inc. Class A                                    83,553  1,215,696       0.0%
    Northeast Bancorp                                              2,541     65,431       0.0%
#   Northfield Bancorp, Inc.                                      78,040  1,331,362       0.1%
    Northrim BanCorp, Inc.                                        10,874    353,405       0.0%
    Northwest Bancshares, Inc.                                   214,988  3,626,848       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Financials -- (Continued)
#   Norwood Financial Corp.                                          949 $   28,347       0.0%
    OceanFirst Financial Corp.                                    50,311  1,396,130       0.1%
#*  Ocwen Financial Corp.                                         15,346     53,558       0.0%
    OFG Bancorp                                                   66,500    591,850       0.0%
#   Ohio Valley Banc Corp.                                           600     21,360       0.0%
    Old Line Bancshares, Inc.                                      7,797    235,080       0.0%
    Old National Bancorp                                         190,552  3,468,046       0.1%
    Old Second Bancorp, Inc.                                      21,302    291,837       0.0%
    OM Asset Management P.L.C.                                   155,056  2,369,256       0.1%
*   On Deck Capital, Inc.                                         49,914    246,076       0.0%
#*  OneMain Holdings, Inc.                                        43,581  1,384,568       0.1%
    Oppenheimer Holdings, Inc. Class A                             8,448    183,744       0.0%
*   Opus Bank                                                     15,316    396,684       0.0%
    Oritani Financial Corp.                                       94,411  1,600,266       0.1%
    Pacific Continental Corp.                                     45,415  1,271,620       0.0%
*   Pacific Mercantile Bancorp                                    33,911    317,068       0.0%
#*  Pacific Premier Bancorp, Inc.                                 42,215  1,705,486       0.1%
    PacWest Bancorp                                                2,379    114,930       0.0%
*   Paragon Commercial Corp.                                       1,645     94,703       0.0%
#   Park National Corp.                                           16,584  1,820,757       0.1%
    Park Sterling Corp.                                           65,190    819,438       0.0%
#   Parke Bancorp, Inc.                                            2,758     59,435       0.0%
    Peapack Gladstone Financial Corp.                             22,284    773,032       0.0%
    Penns Woods Bancorp, Inc.                                      4,976    240,938       0.0%
#*  PennyMac Financial Services, Inc. Class A                      3,130     59,470       0.0%
#   People's United Financial, Inc.                               39,774    742,183       0.0%
    People's Utah Bancorp                                          7,289    226,688       0.0%
    Peoples Bancorp of North Carolina, Inc.                          986     33,613       0.0%
    Peoples Bancorp, Inc.                                         27,270    903,182       0.0%
    Peoples Financial Services Corp.                                  60      2,720       0.0%
*   PHH Corp.                                                    124,427  1,643,681       0.1%
    Pinnacle Financial Partners, Inc.                             99,359  6,577,566       0.2%
    Piper Jaffray Cos.                                            17,595  1,286,195       0.1%
    PJT Partners, Inc. Class A                                     5,307    204,850       0.0%
    Popular, Inc.                                                106,828  3,918,451       0.1%
*   Porter Bancorp, Inc.                                             857     10,730       0.0%
#*  PRA Group, Inc.                                               75,583  2,108,766       0.1%
    Preferred Bank                                                17,130  1,057,435       0.0%
    Premier Financial Bancorp, Inc.                               10,463    216,584       0.0%
#   Primerica, Inc.                                               81,641  7,225,228       0.3%
    ProAssurance Corp.                                            98,470  5,519,243       0.2%
    Prosperity Bancshares, Inc.                                    8,768    576,759       0.0%
    Provident Financial Holdings, Inc.                             6,061    117,159       0.0%
    Provident Financial Services, Inc.                           105,610  2,872,592       0.1%
#   Prudential Bancorp, Inc.                                       1,711     31,226       0.0%
    Pzena Investment Management, Inc. Class A                     22,971    271,058       0.0%
    QCR Holdings, Inc.                                            12,348    589,617       0.0%
    Radian Group, Inc.                                           324,032  6,791,711       0.2%
*   Regional Management Corp.                                     18,154    448,222       0.0%
    Renasant Corp.                                                89,980  3,725,172       0.1%
    Republic Bancorp, Inc. Class A                                39,187  1,540,833       0.1%
#*  Republic First Bancorp, Inc.                                  23,329    215,793       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Riverview Bancorp, Inc.                                       28,486 $   252,956       0.0%
#   RLI Corp.                                                     70,858   4,186,999       0.1%
*   Royal Bancshares of Pennsylvania, Inc. Class A                13,432      59,101       0.0%
    S&T Bancorp, Inc.                                             62,285   2,546,834       0.1%
*   Safeguard Scientifics, Inc.                                   66,933     943,755       0.0%
    Safety Insurance Group, Inc.                                  35,435   2,912,757       0.1%
    Salisbury Bancorp, Inc.                                          551      25,043       0.0%
#   Sandy Spring Bancorp, Inc.                                    56,056   2,265,223       0.1%
*   Seacoast Banking Corp. of Florida                             41,244   1,022,439       0.0%
*   Security National Financial Corp. Class A                      3,323      18,277       0.0%
#*  Select Bancorp, Inc.                                           2,536      29,595       0.0%
#   Selective Insurance Group, Inc.                               89,345   5,324,962       0.2%
#   ServisFirst Bancshares, Inc.                                  49,578   2,033,194       0.1%
    Shore Bancshares, Inc.                                         1,596      26,270       0.0%
    SI Financial Group, Inc.                                      37,462     561,930       0.0%
*   Siebert Financial Corp.                                        7,500      28,575       0.0%
    Sierra Bancorp                                                25,286     669,068       0.0%
    Silvercrest Asset Management Group, Inc. Class A               2,711      44,189       0.0%
#   Simmons First National Corp. Class A                          63,087   3,640,136       0.1%
#   South State Corp.                                             44,862   4,039,823       0.1%
*   Southern First Bancshares, Inc.                                6,261     241,362       0.0%
    Southern Missouri Bancorp, Inc.                                4,727     174,568       0.0%
    Southern National Bancorp of Virginia, Inc.                    8,877     144,961       0.0%
    Southside Bancshares, Inc.                                    56,225   1,990,927       0.1%
    Southwest Georgia Financial Corp.                              1,439      30,219       0.0%
#   State Auto Financial Corp.                                    38,325     982,653       0.0%
    State Bank Financial Corp.                                    35,604   1,029,312       0.0%
    State National Cos., Inc.                                     20,184     424,268       0.0%
    Sterling Bancorp                                             462,647  11,589,307       0.4%
    Stewart Information Services Corp.                            48,701   1,847,716       0.1%
    Stifel Financial Corp.                                        91,446   4,849,381       0.2%
    Stock Yards Bancorp, Inc.                                     46,692   1,762,623       0.1%
#   Summit Financial Group, Inc.                                   1,637      44,526       0.0%
    Summit State Bank                                              1,000      12,600       0.0%
    Sun Bancorp, Inc.                                             20,447     518,331       0.0%
#   Sussex Bancorp                                                 1,111      28,442       0.0%
    Synovus Financial Corp.                                       19,797     927,489       0.0%
    TCF Financial Corp.                                          354,252   6,454,471       0.2%
    Territorial Bancorp, Inc.                                     21,117     667,086       0.0%
#*  Texas Capital Bancshares, Inc.                                70,684   6,082,358       0.2%
#*  Third Point Reinsurance, Ltd.                                 26,210     437,707       0.0%
    Timberland Bancorp, Inc.                                      10,267     311,193       0.0%
    Tiptree, Inc.                                                 62,436     415,199       0.0%
#   Tompkins Financial Corp.                                      26,932   2,346,316       0.1%
    Towne Bank                                                    77,507   2,596,484       0.1%
    Trico Bancshares                                              34,902   1,445,641       0.1%
#*  TriState Capital Holdings, Inc.                               31,490     713,249       0.0%
#*  Triumph Bancorp, Inc.                                         11,742     364,002       0.0%
    TrustCo Bank Corp. NY                                        190,828   1,750,847       0.1%
    Trustmark Corp.                                              123,828   4,078,894       0.1%
#   UMB Financial Corp.                                           77,529   5,700,707       0.2%
    Umpqua Holdings Corp.                                         71,678   1,466,532       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Financials -- (Continued)
*   Unico American Corp.                                           4,300 $     42,248       0.0%
    Union Bankshares Corp.                                        91,372    3,153,248       0.1%
    United Bancshares, Inc.                                          110        2,514       0.0%
#   United Bankshares, Inc.                                      162,418    5,838,927       0.2%
    United Community Banks, Inc.                                  88,457    2,425,491       0.1%
    United Community Financial Corp.                              55,248      509,939       0.0%
    United Financial Bancorp, Inc.                               147,770    2,705,669       0.1%
    United Fire Group, Inc.                                       39,695    1,829,543       0.1%
#   United Insurance Holdings Corp.                               47,089      741,181       0.0%
    United Security Bancshares                                     7,256       68,206       0.0%
    Unity Bancorp, Inc.                                            9,218      182,056       0.0%
#   Universal Insurance Holdings, Inc.                           101,962    2,431,794       0.1%
    Univest Corp. of Pennsylvania                                 36,990    1,083,807       0.0%
    Validus Holdings, Ltd.                                         8,280      431,222       0.0%
    Valley National Bancorp                                      555,117    6,383,845       0.2%
    Value Line, Inc.                                               4,136       73,993       0.0%
*   Veritex Holdings, Inc.                                        24,299      640,522       0.0%
#   Virtu Financial, Inc. Class A                                  5,767       81,603       0.0%
    Virtus Investment Partners, Inc.                              22,448    2,612,947       0.1%
#   Waddell & Reed Financial, Inc. Class A                        85,126    1,591,005       0.1%
*   Walker & Dunlop, Inc.                                         57,225    3,141,080       0.1%
    Washington Federal, Inc.                                     213,015    7,412,922       0.3%
    Washington Trust Bancorp, Inc.                                37,710    2,092,905       0.1%
    WashingtonFirst Bankshares, Inc.                                 958       33,473       0.0%
    Waterstone Financial, Inc.                                    89,285    1,714,272       0.1%
    Wayne Savings Bancshares, Inc.                                   132        2,350       0.0%
#   Webster Financial Corp.                                      125,318    6,891,237       0.2%
    WesBanco, Inc.                                                73,627    2,974,531       0.1%
    West Bancorporation, Inc.                                     46,611    1,139,639       0.0%
#   Westamerica Bancorporation                                    36,473    2,123,823       0.1%
*   Western Alliance Bancorp                                     103,252    5,761,462       0.2%
    Western New England Bancorp, Inc.                             43,260      456,393       0.0%
    Westwood Holdings Group, Inc.                                 24,577    1,595,047       0.1%
    Wintrust Financial Corp.                                      82,462    6,703,336       0.2%
#   WisdomTree Investments, Inc.                                  58,562      649,453       0.0%
#*  World Acceptance Corp.                                        21,981    1,923,337       0.1%
    WSFS Financial Corp.                                          31,126    1,546,962       0.1%
    WVS Financial Corp.                                              700       11,113       0.0%
#*  Xenith Bankshares, Inc.                                          458       14,647       0.0%
                                                                         ------------      ----
Total Financials                                                          642,752,279      21.9%
                                                                         ------------      ----
Health Care -- (7.3%)
#   Abaxis, Inc.                                                  20,277      981,407       0.0%
#*  Acadia Healthcare Co., Inc.                                    5,219      163,668       0.0%
#*  Accuray, Inc.                                                 73,948      351,253       0.0%
#   Aceto Corp.                                                   88,587      892,071       0.0%
#*  Achillion Pharmaceuticals, Inc.                              115,197      463,092       0.0%
#*  Acorda Therapeutics, Inc.                                     50,933    1,353,545       0.1%
#*  Adamas Pharmaceuticals, Inc.                                   6,888      169,858       0.0%
*   Addus HomeCare Corp.                                          39,941    1,437,876       0.1%
*   Adverum Biotechnologies, Inc.                                 15,857       51,535       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Health Care -- (Continued)
#*  Akorn, Inc.                                                   45,613 $1,485,615       0.1%
*   Albireo Pharma, Inc.                                             451     12,583       0.0%
#*  Alder Biopharmaceuticals, Inc.                               105,804  1,190,295       0.0%
#*  Aldeyra Therapeutics, Inc.                                     2,500     15,750       0.0%
*   Allscripts Healthcare Solutions, Inc.                        331,096  4,463,174       0.2%
*   Almost Family, Inc.                                           37,292  1,650,171       0.1%
#*  AMAG Pharmaceuticals, Inc.                                    18,629    292,475       0.0%
#*  Amedisys, Inc.                                                67,509  3,247,858       0.1%
#*  AMN Healthcare Services, Inc.                                 86,819  3,811,354       0.1%
#*  Amphastar Pharmaceuticals, Inc.                               61,154  1,105,053       0.0%
    Analogic Corp.                                                19,335  1,552,601       0.1%
*   AngioDynamics, Inc.                                           56,468    958,262       0.0%
*   ANI Pharmaceuticals, Inc.                                     37,932  2,203,091       0.1%
*   Anika Therapeutics, Inc.                                      49,266  2,691,402       0.1%
*   Applied Genetic Technologies Corp.                            10,259     34,881       0.0%
*   Aptevo Therapeutics, Inc.                                     59,164    168,913       0.0%
#*  Aralez Pharmaceuticals, Inc.                                  18,855     27,151       0.0%
#*  Aratana Therapeutics, Inc.                                    26,132    149,736       0.0%
*   Ardelyx, Inc.                                                 33,647    180,011       0.0%
*   Assembly Biosciences, Inc.                                     1,446     42,671       0.0%
#*  Atara Biotherapeutics, Inc.                                    3,802     53,988       0.0%
    Atrion Corp.                                                   3,399  2,235,352       0.1%
#*  BioScrip, Inc.                                                 5,314     13,444       0.0%
*   BioSpecifics Technologies Corp.                               19,884    910,091       0.0%
#*  BioTelemetry, Inc.                                           102,457  2,976,376       0.1%
#*  Bovie Medical Corp.                                           18,586     72,485       0.0%
*   Brookdale Senior Living, Inc.                                120,249  1,206,098       0.0%
*   Cambrex Corp.                                                 72,842  3,150,417       0.1%
    Cantel Medical Corp.                                          83,217  8,161,923       0.3%
#*  Capital Senior Living Corp.                                  104,043  1,383,772       0.1%
*   Cascadian Therapeutics, Inc.                                  32,212    147,853       0.0%
*   Catabasis Pharmaceuticals, Inc.                               19,761     40,312       0.0%
*   Catalyst Biosciences, Inc.                                     7,370     36,334       0.0%
#*  Celldex Therapeutics, Inc.                                    29,269     71,416       0.0%
#*  Cellular Biomedicine Group, Inc.                                 367      3,909       0.0%
*   Cempra, Inc.                                                  70,019    161,044       0.0%
*   Charles River Laboratories International, Inc.                47,327  5,503,657       0.2%
#   Chemed Corp.                                                  24,202  5,407,453       0.2%
#*  Chimerix, Inc.                                                69,609    342,476       0.0%
#*  Civitas Solutions, Inc.                                        5,691    106,137       0.0%
#   Computer Programs & Systems, Inc.                             13,126    395,749       0.0%
*   Concert Pharmaceuticals, Inc.                                 11,786    200,951       0.0%
    CONMED Corp.                                                  47,238  2,466,768       0.1%
#*  Corcept Therapeutics, Inc.                                     8,480    166,971       0.0%
*   CorVel Corp.                                                  44,234  2,654,040       0.1%
*   Cross Country Healthcare, Inc.                                75,864  1,035,544       0.0%
*   CryoLife, Inc.                                               114,699  2,230,896       0.1%
*   Cumberland Pharmaceuticals, Inc.                              38,108    282,380       0.0%
*   Cutera, Inc.                                                  35,410  1,391,613       0.1%
#*  Cytokinetics, Inc.                                            63,202    862,707       0.0%
#*  Depomed, Inc.                                                  6,035     29,209       0.0%
#*  Dicerna Pharmaceuticals, Inc.                                  5,800     31,262       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Health Care -- (Continued)
    Digirad Corp.                                                 40,501 $   81,002       0.0%
#*  Diplomat Pharmacy, Inc.                                       46,039    969,121       0.0%
#*  Eiger BioPharmaceuticals, Inc.                                 3,400     37,910       0.0%
*   Electromed, Inc.                                               9,750     72,053       0.0%
#*  Emergent BioSolutions, Inc.                                   69,905  2,865,406       0.1%
#*  Enanta Pharmaceuticals, Inc.                                  52,726  2,618,900       0.1%
#*  Endo International P.L.C.                                    112,606    718,426       0.0%
#   Ensign Group, Inc. (The)                                      77,518  1,789,115       0.1%
*   Enzo Biochem, Inc.                                           149,722  1,474,762       0.1%
#*  Esperion Therapeutics, Inc.                                   16,863    771,314       0.0%
#*  Evolent Health, Inc. Class A                                  31,422    510,608       0.0%
*   Exactech, Inc.                                                33,470  1,400,720       0.1%
*   Five Prime Therapeutics, Inc.                                 16,278    730,231       0.0%
*   FONAR Corp.                                                    6,026    192,229       0.0%
#*  Globus Medical, Inc. Class A                                  89,298  2,845,927       0.1%
*   Haemonetics Corp.                                             60,790  2,891,172       0.1%
*   Halyard Health, Inc.                                          80,784  3,405,046       0.1%
*   Harvard Bioscience, Inc.                                      64,061    214,604       0.0%
#*  HealthEquity, Inc.                                            23,878  1,199,153       0.0%
*   HealthStream, Inc.                                            75,334  1,842,670       0.1%
*   Heska Corp.                                                   21,744  2,120,040       0.1%
    Hill-Rom Holdings, Inc.                                       87,296  7,045,660       0.2%
*   HMS Holdings Corp.                                            80,062  1,540,393       0.1%
#*  Horizon Pharma P.L.C.                                            741     10,048       0.0%
*   Icad, Inc.                                                     2,400     11,160       0.0%
*   ICU Medical, Inc.                                             24,253  4,634,748       0.2%
*   Ignyta, Inc.                                                   1,727     26,596       0.0%
*   Impax Laboratories, Inc.                                      76,374  1,386,188       0.1%
*   INC Research Holdings, Inc. Class A                           90,634  5,179,733       0.2%
*   InfuSystem Holdings, Inc.                                      3,700      7,400       0.0%
*   Innoviva, Inc.                                                44,340    542,722       0.0%
*   Inogen, Inc.                                                  10,556  1,044,305       0.0%
#*  Insys Therapeutics, Inc.                                           1          5       0.0%
*   Integer Holdings Corp.                                        61,421  2,985,061       0.1%
#*  Integra LifeSciences Holdings Corp.                          104,090  4,869,330       0.2%
#*  Intra-Cellular Therapies, Inc.                                25,619    399,400       0.0%
#   Invacare Corp.                                                75,140  1,164,670       0.0%
*   IRIDEX Corp.                                                  11,951    101,584       0.0%
#*  K2M Group Holdings, Inc.                                       5,602    110,303       0.0%
#*  Karyopharm Therapeutics, Inc.                                 10,305    105,214       0.0%
    Kewaunee Scientific Corp.                                      2,424     69,084       0.0%
*   Kindred Biosciences, Inc.                                     58,443    435,400       0.0%
#   Kindred Healthcare, Inc.                                      92,072    557,036       0.0%
#*  Lannett Co., Inc.                                             66,287  1,319,111       0.1%
*   Lantheus Holdings, Inc.                                      127,696  2,541,150       0.1%
    LeMaitre Vascular, Inc.                                       68,787  2,201,872       0.1%
*   LHC Group, Inc.                                               30,542  2,040,511       0.1%
*   LifePoint Health, Inc.                                        76,452  3,681,164       0.1%
#*  Ligand Pharmaceuticals, Inc.                                  21,940  3,188,979       0.1%
*   LivaNova P.L.C.                                               47,657  3,521,852       0.1%
#   Luminex Corp.                                                 35,401    755,811       0.0%
#*  MacroGenics, Inc.                                             16,637    329,246       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Health Care -- (Continued)
*   Magellan Health, Inc.                                         46,779 $3,990,249       0.1%
#*  Masimo Corp.                                                  61,683  5,413,300       0.2%
*   MEI Pharma, Inc.                                              18,898     49,513       0.0%
#   Meridian Bioscience, Inc.                                    143,616  2,147,059       0.1%
*   Merit Medical Systems, Inc.                                   73,976  2,814,787       0.1%
#   Merrimack Pharmaceuticals, Inc.                                5,314     62,386       0.0%
*   Micron Solutions, Inc.                                         6,700     24,254       0.0%
*   Miragen Therapeutics, Inc.                                     2,300     19,044       0.0%
#*  Mirati Therapeutics, Inc.                                      9,732    127,003       0.0%
*   Misonix, Inc.                                                  1,809     18,452       0.0%
#*  Molina Healthcare, Inc.                                       83,231  5,645,559       0.2%
#*  Myriad Genetics, Inc.                                        100,045  3,429,543       0.1%
    National HealthCare Corp.                                     24,420  1,562,880       0.1%
    National Research Corp. Class A                               36,404  1,366,970       0.1%
    National Research Corp. Class B                                5,881    317,162       0.0%
#*  Natus Medical, Inc.                                           81,179  3,441,990       0.1%
*   Neogen Corp.                                                  38,367  3,077,033       0.1%
#*  NeoGenomics, Inc.                                             29,008    251,499       0.0%
*   NuVasive, Inc.                                                67,327  3,819,461       0.1%
*   Nuvectra Corp.                                                35,946    503,604       0.0%
*   Omnicell, Inc.                                                93,919  4,677,166       0.2%
#*  OPKO Health, Inc.                                             94,642    636,941       0.0%
*   OraSure Technologies, Inc.                                   184,502  3,643,915       0.1%
*   Orthofix International NV                                     42,422  2,279,334       0.1%
#   Owens & Minor, Inc.                                          112,431  2,762,430       0.1%
#*  PDL BioPharma, Inc.                                          179,398    531,018       0.0%
*   PharMerica Corp.                                              58,383  1,710,622       0.1%
    Phibro Animal Health Corp. Class A                             1,500     56,475       0.0%
#*  Prestige Brands Holdings, Inc.                               110,081  5,162,799       0.2%
#*  Progenics Pharmaceuticals, Inc.                               45,070    278,983       0.0%
*   Providence Service Corp. (The)                                41,102  2,285,271       0.1%
    Psychemedics Corp.                                             9,530    166,775       0.0%
#*  PTC Therapeutics, Inc.                                        31,950    598,743       0.0%
*   Quality Systems, Inc.                                         13,650    192,056       0.0%
*   Quidel Corp.                                                  56,818  2,326,697       0.1%
#*  Quorum Health Corp.                                           24,575    140,569       0.0%
*   R1 RCM, Inc.                                                   9,709     36,894       0.0%
*   RadNet, Inc.                                                  88,388    967,849       0.0%
#*  Recro Pharma, Inc.                                            12,141    104,777       0.0%
#*  Repligen Corp.                                                70,302  2,615,234       0.1%
#*  Retrophin, Inc.                                               52,797  1,313,061       0.0%
*   RTI Surgical, Inc.                                           121,805    548,123       0.0%
#*  Sangamo Therapeutics, Inc.                                    46,998    582,775       0.0%
#*  SCYNEXIS, Inc.                                                26,972     53,405       0.0%
*   SeaSpine Holdings Corp.                                       21,555    215,981       0.0%
*   Select Medical Holdings Corp.                                206,482  3,954,130       0.1%
#   Simulations Plus, Inc.                                        10,758    175,355       0.0%
*   Spectrum Pharmaceuticals, Inc.                               146,219  2,864,430       0.1%
#*  Stemline Therapeutics, Inc.                                   29,175    398,239       0.0%
#*  Sucampo Pharmaceuticals, Inc. Class A                         52,813    528,130       0.0%
*   Supernus Pharmaceuticals, Inc.                                28,472  1,184,435       0.0%
*   Surmodics, Inc.                                               44,377  1,320,216       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
#*  Syndax Pharmaceuticals, Inc.                                  13,605 $    152,104       0.0%
#*  Tenet Healthcare Corp.                                       168,410    2,404,895       0.1%
*   Tetraphase Pharmaceuticals, Inc.                             146,804      882,292       0.0%
*   Tivity Health, Inc.                                           75,463    3,490,164       0.1%
#*  Trevena, Inc.                                                159,908      239,862       0.0%
*   Triple-S Management Corp. Class B                             36,746      882,272       0.0%
    US Physical Therapy, Inc.                                     29,093    1,976,869       0.1%
    Utah Medical Products, Inc.                                   12,056      909,022       0.0%
*   Verastem, Inc.                                                24,882       95,049       0.0%
#*  Versartis, Inc.                                               26,581       47,846       0.0%
#*  Voyager Therapeutics, Inc.                                     1,700       35,802       0.0%
*   Zafgen, Inc.                                                  12,398       44,137       0.0%
#*  Zogenix, Inc.                                                 36,081    1,353,038       0.1%
                                                                         ------------       ---
Total Health Care                                                         250,344,052       8.5%
                                                                         ------------       ---
Industrials -- (17.7%)
#   AAON, Inc.                                                   102,100    3,573,500       0.1%
    AAR Corp.                                                     58,300    2,267,287       0.1%
#   ABM Industries, Inc.                                         105,080    4,410,208       0.2%
#*  Acacia Research Corp.                                         82,039      369,176       0.0%
*   ACCO Brands Corp.                                            196,834    2,568,684       0.1%
    Acme United Corp.                                             10,621      238,973       0.0%
#   Actuant Corp. Class A                                         93,706    2,389,503       0.1%
#   Advanced Drainage Systems, Inc.                                2,562       50,087       0.0%
*   Advisory Board Co. (The)                                      33,293    1,795,325       0.1%
#*  Aegion Corp.                                                  68,967    1,606,241       0.1%
*   Aerojet Rocketdyne Holdings, Inc.                            108,180    3,416,324       0.1%
*   Aerovironment, Inc.                                           45,478    2,326,654       0.1%
#   Air Lease Corp.                                               76,990    3,345,215       0.1%
*   Air Transport Services Group, Inc.                           132,437    3,204,975       0.1%
    Alamo Group, Inc.                                             27,545    2,905,997       0.1%
    Albany International Corp. Class A                            50,179    3,028,303       0.1%
#   Allegiant Travel Co.                                          24,895    3,395,678       0.1%
    Allied Motion Technologies, Inc.                              27,396      778,046       0.0%
    Altra Industrial Motion Corp.                                 67,871    3,251,021       0.1%
    AMERCO                                                        14,826    5,821,281       0.2%
*   Ameresco, Inc. Class A                                         7,157       55,109       0.0%
#   American Railcar Industries, Inc.                             53,313    2,121,857       0.1%
*   American Woodmark Corp.                                       33,560    3,241,896       0.1%
*   AMREP Corp.                                                    2,776       19,737       0.0%
#   Apogee Enterprises, Inc.                                      71,611    3,417,993       0.1%
    Applied Industrial Technologies, Inc.                         61,312    3,902,509       0.1%
*   ARC Document Solutions, Inc.                                  15,822       69,933       0.0%
    ArcBest Corp.                                                 65,791    2,144,787       0.1%
    Argan, Inc.                                                   35,728    2,456,300       0.1%
*   Armstrong Flooring, Inc.                                      56,265      832,722       0.0%
#*  Armstrong World Industries, Inc.                              64,806    3,311,587       0.1%
#*  Arotech Corp.                                                 13,095       52,380       0.0%
    Astec Industries, Inc.                                        37,599    1,953,268       0.1%
#*  Astronics Corp.                                               30,147    1,037,057       0.0%
#*  Astronics Corp. Class B                                        3,707      127,613       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
*   Atlas Air Worldwide Holdings, Inc.                            35,913 $2,203,263       0.1%
#*  Avis Budget Group, Inc.                                      141,110  5,820,787       0.2%
#*  Axon Enterprise, Inc.                                        117,616  2,701,640       0.1%
    AZZ, Inc.                                                     40,206  1,921,847       0.1%
    Barnes Group, Inc.                                            88,315  5,748,423       0.2%
    Barrett Business Services, Inc.                               21,895  1,330,997       0.1%
*   Beacon Roofing Supply, Inc.                                   95,637  5,299,246       0.2%
#   BG Staffing, Inc.                                              1,100     18,568       0.0%
*   Blue Bird Corp.                                                1,799     37,149       0.0%
#*  BlueLinx Holdings, Inc.                                        2,803     24,442       0.0%
#*  BMC Stock Holdings, Inc.                                      33,860    726,297       0.0%
    Brady Corp. Class A                                           53,643  2,041,116       0.1%
    Briggs & Stratton Corp.                                       78,708  1,983,442       0.1%
    Brink's Co. (The)                                             60,744  4,622,618       0.2%
*   Builders FirstSource, Inc.                                   115,936  2,089,167       0.1%
    BWX Technologies, Inc.                                        64,165  3,844,767       0.1%
*   CAI International, Inc.                                       62,081  2,298,239       0.1%
*   Casella Waste Systems, Inc. Class A                          133,682  2,467,770       0.1%
*   CBIZ, Inc.                                                   126,222  2,139,463       0.1%
    CECO Environmental Corp.                                      67,376    590,888       0.0%
#   Celadon Group, Inc.                                           63,408    466,049       0.0%
*   Chart Industries, Inc.                                        63,583  2,765,860       0.1%
    Chicago Rivet & Machine Co.                                      841     25,491       0.0%
    CIRCOR International, Inc.                                    26,616  1,169,773       0.0%
*   Civeo Corp.                                                   54,601    114,116       0.0%
#*  Clean Harbors, Inc.                                           71,561  3,829,229       0.1%
    Columbus McKinnon Corp.                                       45,359  1,794,402       0.1%
    Comfort Systems USA, Inc.                                     81,966  3,631,094       0.1%
*   Command Security Corp.                                        11,180     35,217       0.0%
*   Commercial Vehicle Group, Inc.                                74,775    607,173       0.0%
    CompX International, Inc.                                      2,107     31,289       0.0%
#*  Continental Building Products, Inc.                           37,208    993,454       0.0%
*   Continental Materials Corp.                                      135      2,599       0.0%
    Copa Holdings SA Class A                                      45,699  5,629,660       0.2%
    Costamare, Inc.                                               32,135    199,558       0.0%
#   Covanta Holding Corp.                                        151,049  2,431,889       0.1%
*   Covenant Transportation Group, Inc. Class A                   35,593  1,057,112       0.0%
#*  CPI Aerostructures, Inc.                                      20,587    192,488       0.0%
    CRA International, Inc.                                       20,118    850,187       0.0%
    Crane Co.                                                     46,833  3,892,759       0.1%
*   CSW Industrials, Inc.                                          7,353    360,665       0.0%
#   Cubic Corp.                                                   41,792  2,279,754       0.1%
    Curtiss-Wright Corp.                                          52,878  6,252,823       0.2%
#   Deluxe Corp.                                                  66,377  4,623,158       0.2%
    DMC Global, Inc.                                              31,306    680,906       0.0%
    Douglas Dynamics, Inc.                                        78,265  3,283,217       0.1%
*   Ducommun, Inc.                                                21,433    706,646       0.0%
*   DXP Enterprises, Inc.                                         44,855  1,438,500       0.1%
#*  Dycom Industries, Inc.                                        72,056  6,328,678       0.2%
    Eastern Co. (The)                                              6,303    182,157       0.0%
#*  Echo Global Logistics, Inc.                                   48,552  1,167,676       0.0%
    Ecology and Environment, Inc. Class A                            920     10,810       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
    EMCOR Group, Inc.                                             88,383 $7,115,715       0.2%
    Encore Wire Corp.                                             41,411  1,869,707       0.1%
    EnerSys                                                       68,976  4,784,865       0.2%
*   Engility Holdings, Inc.                                       44,886  1,511,312       0.1%
    Ennis, Inc.                                                   63,000  1,269,450       0.0%
    EnPro Industries, Inc.                                        41,842  3,503,849       0.1%
#   EnviroStar, Inc.                                                 837     22,348       0.0%
    ESCO Technologies, Inc.                                       41,752  2,419,528       0.1%
    Espey Manufacturing & Electronics Corp.                        6,393    145,377       0.0%
    Essendant, Inc.                                               67,892    657,195       0.0%
*   Esterline Technologies Corp.                                  49,403  4,685,875       0.2%
#*  ExOne Co. (The)                                                1,980     21,047       0.0%
    Exponent, Inc.                                                41,202  3,042,768       0.1%
    Federal Signal Corp.                                         148,867  3,178,310       0.1%
    Forrester Research, Inc.                                      38,876  1,698,881       0.1%
    Forward Air Corp.                                             44,670  2,565,845       0.1%
#*  Franklin Covey Co.                                            41,960    814,024       0.0%
    Franklin Electric Co., Inc.                                   68,182  3,102,281       0.1%
    FreightCar America, Inc.                                      22,252    416,557       0.0%
*   FTI Consulting, Inc.                                          76,280  3,260,970       0.1%
#   GATX Corp.                                                    50,628  3,007,809       0.1%
*   Gencor Industries, Inc.                                       19,518    353,276       0.0%
*   Generac Holdings, Inc.                                        73,085  3,806,998       0.1%
#   General Cable Corp.                                           29,612    620,371       0.0%
*   Gibraltar Industries, Inc.                                    65,935  2,192,339       0.1%
    Global Brass & Copper Holdings, Inc.                          65,930  2,307,550       0.1%
#*  Goldfield Corp. (The)                                         69,689    400,712       0.0%
    Gorman-Rupp Co. (The)                                         63,308  2,024,590       0.1%
*   GP Strategies Corp.                                           51,682  1,501,362       0.1%
    Graham Corp.                                                  26,365    508,054       0.0%
#   Granite Construction, Inc.                                    61,471  3,915,088       0.1%
*   Great Lakes Dredge & Dock Corp.                              118,180    602,718       0.0%
#   Greenbrier Cos., Inc. (The)                                   56,814  2,965,691       0.1%
    Griffon Corp.                                                 91,355  2,060,055       0.1%
#   H&E Equipment Services, Inc.                                  94,920  3,126,665       0.1%
    Hardinge, Inc.                                                23,206    383,827       0.0%
*   Harsco Corp.                                                  50,987  1,083,474       0.0%
*   Hawaiian Holdings, Inc.                                      116,041  3,887,373       0.1%
*   HC2 Holdings, Inc.                                             4,201     22,811       0.0%
#   Healthcare Services Group, Inc.                               58,187  3,077,510       0.1%
#   Heartland Express, Inc.                                      118,127  2,519,649       0.1%
#   HEICO Corp.                                                   39,348  3,568,077       0.1%
    HEICO Corp. Class A                                           53,648  4,082,613       0.1%
    Heidrick & Struggles International, Inc.                      55,714  1,384,493       0.1%
*   Herc Holdings, Inc.                                           14,806    717,499       0.0%
*   Heritage-Crystal Clean, Inc.                                  17,879    349,534       0.0%
    Herman Miller, Inc.                                           84,012  2,822,803       0.1%
*   Hill International, Inc.                                      42,419    224,821       0.0%
    Hillenbrand, Inc.                                             77,974  3,083,872       0.1%
    HNI Corp.                                                     49,554  1,695,738       0.1%
*   Houston Wire & Cable Co.                                      13,480     72,118       0.0%
*   Hub Group, Inc. Class A                                       59,170  2,562,061       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
*   Hudson Global, Inc.                                           17,644 $   26,642       0.0%
#*  Hudson Technologies, Inc.                                    142,434    843,209       0.0%
    Hurco Cos., Inc.                                              16,988    760,213       0.0%
*   Huron Consulting Group, Inc.                                  28,671  1,049,359       0.0%
    Hyster-Yale Materials Handling, Inc.                          20,138  1,580,632       0.1%
*   ICF International, Inc.                                       50,356  2,704,117       0.1%
#*  IES Holdings, Inc.                                            30,715    574,371       0.0%
*   InnerWorkings, Inc.                                          185,462  2,017,827       0.1%
*   Innovative Solutions & Support, Inc.                          19,757     64,013       0.0%
    Insperity, Inc.                                               28,515  2,706,073       0.1%
    Insteel Industries, Inc.                                      57,562  1,470,709       0.1%
    Interface, Inc.                                              122,955  2,803,374       0.1%
*   Intersections, Inc.                                            8,087     19,975       0.0%
    ITT, Inc.                                                     16,509    769,980       0.0%
#   John Bean Technologies Corp.                                  62,171  6,646,080       0.2%
    Kadant, Inc.                                                  23,091  2,623,138       0.1%
    Kaman Corp.                                                   39,567  2,213,378       0.1%
#   KBR, Inc.                                                    172,901  3,394,047       0.1%
    Kelly Services, Inc. Class A                                  45,730  1,203,156       0.0%
#   Kennametal, Inc.                                             129,752  5,663,675       0.2%
*   Key Technology, Inc.                                          12,480    209,914       0.0%
#*  KEYW Holding Corp. (The)                                      37,996    286,870       0.0%
    Kforce, Inc.                                                  92,120  1,929,914       0.1%
    Kimball International, Inc. Class B                          127,863  2,451,134       0.1%
#*  Kirby Corp.                                                   93,431  6,619,586       0.2%
*   KLX, Inc.                                                    105,524  5,789,047       0.2%
#*  Knight-Swift Transportation Holdings, Inc.                   214,118  8,875,191       0.3%
    Knoll, Inc.                                                   61,882  1,313,136       0.1%
    Korn/Ferry International                                      98,690  4,128,203       0.1%
#*  Kratos Defense & Security Solutions, Inc.                    129,909  1,564,104       0.1%
    Landstar System, Inc.                                         61,903  6,112,921       0.2%
*   Lawson Products, Inc.                                         16,768    421,715       0.0%
#*  Layne Christensen Co.                                         10,704    141,400       0.0%
    LB Foster Co. Class A                                         13,957    347,529       0.0%
#   Lindsay Corp.                                                 14,054  1,286,784       0.0%
    LS Starrett Co. (The) Class A                                  5,520     46,920       0.0%
    LSC Communications, Inc.                                      57,532    930,868       0.0%
    LSI Industries, Inc.                                          29,057    201,946       0.0%
*   Lydall, Inc.                                                  40,300  2,329,340       0.1%
#*  Manitowoc Co., Inc. (The)                                    250,889  2,388,463       0.1%
    Marten Transport, Ltd.                                       131,915  2,592,130       0.1%
#*  MasTec, Inc.                                                 126,820  5,523,011       0.2%
    Matson, Inc.                                                  54,659  1,488,365       0.1%
    Matthews International Corp. Class A                          50,900  3,199,065       0.1%
    Maxar Technologies, Ltd.                                      21,190  1,341,327       0.1%
    McGrath RentCorp                                              35,076  1,567,897       0.1%
#*  Mercury Systems, Inc.                                         64,744  3,267,630       0.1%
*   Meritor, Inc.                                                156,901  4,080,995       0.1%
    Miller Industries, Inc.                                       28,045    792,271       0.0%
*   Mistras Group, Inc.                                           53,203  1,117,795       0.0%
    Mobile Mini, Inc.                                             73,422  2,430,268       0.1%
*   Moog, Inc. Class A                                            39,951  3,506,100       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
*   Moog, Inc. Class B                                               488 $   43,330       0.0%
*   MRC Global, Inc.                                             207,829  3,564,267       0.1%
    MSA Safety, Inc.                                              44,387  3,528,766       0.1%
    Mueller Industries, Inc.                                      93,865  3,261,809       0.1%
    Mueller Water Products, Inc. Class A                         338,480  4,041,451       0.1%
#   Multi-Color Corp.                                             32,495  2,687,336       0.1%
*   MYR Group, Inc.                                               49,036  1,563,758       0.1%
    National Presto Industries, Inc.                               9,004  1,052,568       0.0%
*   Navigant Consulting, Inc.                                     83,387  1,443,429       0.1%
*   Navistar International Corp.                                  58,237  2,464,007       0.1%
*   NCI Building Systems, Inc.                                    22,385    357,041       0.0%
*   Nexeo Solutions, Inc.                                          1,644     12,149       0.0%
*   NL Industries, Inc.                                          100,439  1,305,707       0.0%
    NN, Inc.                                                      51,813  1,531,074       0.1%
#*  Northwest Pipe Co.                                            25,662    468,075       0.0%
#*  NOW, Inc.                                                      1,807     22,624       0.0%
#*  NV5 Global, Inc.                                              28,916  1,680,020       0.1%
#   Omega Flex, Inc.                                              21,021  1,355,644       0.1%
*   On Assignment, Inc.                                          101,799  6,232,135       0.2%
    Orbital ATK, Inc.                                              7,826  1,040,310       0.0%
*   Orion Group Holdings, Inc.                                    47,747    343,778       0.0%
    Oshkosh Corp.                                                 20,321  1,860,591       0.1%
*   PAM Transportation Services, Inc.                             11,231    328,731       0.0%
    Park-Ohio Holdings Corp.                                      39,274  1,851,769       0.1%
*   Patrick Industries, Inc.                                      34,912  3,246,816       0.1%
*   Patriot Transportation Holding, Inc.                           5,218     98,672       0.0%
*   Pendrell Corp.                                                 1,949     12,630       0.0%
*   Perma-Pipe International Holdings, Inc.                       11,947     99,757       0.0%
#*  PGT Innovations, Inc.                                        168,923  2,381,814       0.1%
*   Ply Gem Holdings, Inc.                                        33,894    572,809       0.0%
    Powell Industries, Inc.                                       23,297    675,147       0.0%
    Preformed Line Products Co.                                    6,335    450,482       0.0%
    Primoris Services Corp.                                       84,394  2,385,818       0.1%
    Quad/Graphics, Inc.                                           24,907    567,631       0.0%
    Quanex Building Products Corp.                                63,852  1,401,551       0.1%
*   Radiant Logistics, Inc.                                       53,052    258,894       0.0%
    Raven Industries, Inc.                                        73,896  2,486,600       0.1%
#*  RBC Bearings, Inc.                                            30,823  3,816,504       0.1%
*   RCM Technologies, Inc.                                        22,513    133,277       0.0%
    Regal Beloit Corp.                                            76,789  6,231,427       0.2%
    Resources Connection, Inc.                                   101,353  1,596,310       0.1%
*   Rexnord Corp.                                                 86,966  2,219,372       0.1%
*   Roadrunner Transportation Systems, Inc.                       14,400    126,720       0.0%
*   RPX Corp.                                                     63,159    822,330       0.0%
#   RR Donnelley & Sons Co.                                       96,863    891,140       0.0%
*   Rush Enterprises, Inc. Class A                                46,147  2,343,345       0.1%
*   Rush Enterprises, Inc. Class B                                18,930    900,879       0.0%
#   Ryder System, Inc.                                             1,354    109,782       0.0%
*   Saia, Inc.                                                    68,445  4,435,236       0.2%
    Servotronics, Inc.                                             2,783     24,407       0.0%
*   SIFCO Industries, Inc.                                         6,261     45,705       0.0%
    Simpson Manufacturing Co., Inc.                               87,482  4,876,247       0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Industrials -- (Continued)
#   SkyWest, Inc.                                                 61,564 $2,899,664       0.1%
*   SP Plus Corp.                                                 32,706  1,267,358       0.0%
    Spartan Motors, Inc.                                          49,226    795,000       0.0%
*   Sparton Corp.                                                 31,536    734,473       0.0%
*   SPX Corp.                                                     37,644  1,102,593       0.0%
*   SPX FLOW, Inc.                                                48,510  2,000,067       0.1%
    Standex International Corp.                                   32,398  3,354,813       0.1%
    Steelcase, Inc. Class A                                      164,056  2,387,015       0.1%
*   Sterling Construction Co., Inc.                               92,467  1,650,536       0.1%
    Sun Hydraulics Corp.                                          39,087  2,248,675       0.1%
#*  Team, Inc.                                                    40,401    496,932       0.0%
*   Teledyne Technologies, Inc.                                   14,770  2,510,309       0.1%
    Tennant Co.                                                   21,936  1,521,262       0.1%
    Terex Corp.                                                  149,749  7,054,675       0.2%
    Tetra Tech, Inc.                                             107,483  5,293,538       0.2%
*   Textainer Group Holdings, Ltd.                                36,046    704,699       0.0%
*   Thermon Group Holdings, Inc.                                  50,524  1,086,771       0.0%
    Timken Co. (The)                                             121,901  5,747,632       0.2%
    Titan International, Inc.                                    147,055  1,432,316       0.1%
*   Titan Machinery, Inc.                                         32,762    487,826       0.0%
*   TPI Composites, Inc.                                           9,205    230,585       0.0%
*   Trex Co., Inc.                                                29,232  3,199,442       0.1%
*   TriMas Corp.                                                  81,389  2,160,878       0.1%
*   TriNet Group, Inc.                                            63,113  2,191,283       0.1%
    Triton International, Ltd.                                    55,575  2,217,443       0.1%
#   Triumph Group, Inc.                                           86,631  2,689,893       0.1%
#*  TrueBlue, Inc.                                                72,527  1,965,482       0.1%
#*  Tutor Perini Corp.                                            68,125  1,921,125       0.1%
*   Twin Disc, Inc.                                               27,019    576,856       0.0%
*   Ultralife Corp.                                               24,184    181,380       0.0%
#   UniFirst Corp.                                                26,680  4,202,100       0.1%
    Universal Forest Products, Inc.                               33,256  3,754,602       0.1%
    Universal Logistics Holdings, Inc.                            25,442    549,547       0.0%
#   US Ecology, Inc.                                              42,546  2,023,062       0.1%
#*  USA Truck, Inc.                                               21,555    303,926       0.0%
    Valmont Industries, Inc.                                      26,941  4,280,925       0.2%
*   Vectrus, Inc.                                                 32,399    988,493       0.0%
*   Veritiv Corp.                                                 18,115    582,397       0.0%
    Viad Corp.                                                    43,595  2,530,690       0.1%
*   Vicor Corp.                                                   22,326    481,125       0.0%
*   Virco Manufacturing Corp.                                      6,861     38,765       0.0%
    VSE Corp.                                                     18,792    922,687       0.0%
#   Wabash National Corp.                                        102,957  2,316,532       0.1%
    Watsco, Inc. Class B                                           1,348    224,617       0.0%
    Watts Water Technologies, Inc. Class A                        47,698  3,214,845       0.1%
#*  Welbilt, Inc.                                                245,801  5,422,370       0.2%
#   Werner Enterprises, Inc.                                     111,569  3,977,435       0.1%
#*  Wesco Aircraft Holdings, Inc.                                 64,628    584,883       0.0%
#*  WESCO International, Inc.                                     48,617  3,070,164       0.1%
#*  Willdan Group, Inc.                                           29,637    890,888       0.0%
*   Willis Lease Finance Corp.                                    11,622    291,596       0.0%
    Woodward, Inc.                                                49,564  3,832,784       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Industrials -- (Continued)
*   Xerium Technologies, Inc.                                      7,899 $     37,125       0.0%
#*  XPO Logistics, Inc.                                           51,952    3,602,871       0.1%
#*  YRC Worldwide, Inc.                                          115,817    1,560,055       0.1%
                                                                         ------------      ----
Total Industrials                                                         601,911,682      20.5%
                                                                         ------------      ----
Information Technology -- (13.0%)
*   ACI Worldwide, Inc.                                          162,169    3,905,030       0.1%
*   Actua Corp.                                                   92,265    1,425,494       0.1%
*   Acxiom Corp.                                                 131,583    3,310,628       0.1%
    ADTRAN, Inc.                                                  82,400    1,738,640       0.1%
*   Advanced Energy Industries, Inc.                              85,671    7,258,047       0.3%
*   Agilysys, Inc.                                                50,989      625,635       0.0%
*   Alpha & Omega Semiconductor, Ltd.                             41,052      756,588       0.0%
    American Software, Inc. Class A                               77,480      961,527       0.0%
*   Amkor Technology, Inc.                                       463,672    5,364,685       0.2%
*   Amtech Systems, Inc.                                          46,536      677,564       0.0%
#*  ANGI Homeservices, Inc. Class A                               13,651      170,637       0.0%
*   Anixter International, Inc.                                   43,771    3,007,068       0.1%
#*  Aspen Technology, Inc.                                        33,287    2,147,677       0.1%
    AstroNova, Inc.                                                5,157       64,205       0.0%
#*  Asure Software, Inc.                                          22,242      250,890       0.0%
*   Aviat Networks, Inc.                                           3,544       58,830       0.0%
#*  Avid Technology, Inc.                                         91,422      405,914       0.0%
    AVX Corp.                                                     75,921    1,430,352       0.1%
*   Aware, Inc.                                                   33,612      156,296       0.0%
*   Axcelis Technologies, Inc.                                    72,460    2,383,934       0.1%
*   AXT, Inc.                                                    115,139    1,070,793       0.0%
    Badger Meter, Inc.                                            63,572    2,784,454       0.1%
*   Bankrate, Inc.                                                51,796      719,964       0.0%
#*  Barracuda Networks, Inc.                                      40,917      953,775       0.0%
*   Bazaarvoice, Inc.                                            127,876      617,002       0.0%
    Bel Fuse, Inc. Class A                                         2,683       75,701       0.0%
    Bel Fuse, Inc. Class B                                        26,773      866,107       0.0%
#   Belden, Inc.                                                  65,597    5,241,856       0.2%
*   Benchmark Electronics, Inc.                                   66,556    2,059,908       0.1%
    Black Box Corp.                                               14,985       46,454       0.0%
#   Blackbaud, Inc.                                               63,914    6,474,488       0.2%
#*  Blackhawk Network Holdings, Inc.                              46,589    1,581,697       0.1%
*   Blucora, Inc.                                                 92,763    2,012,957       0.1%
#*  Bottomline Technologies de, Inc.                              37,887    1,233,601       0.0%
*   Brightcove, Inc.                                               5,662       45,296       0.0%
#*  BroadSoft, Inc.                                                4,362      239,256       0.0%
    Brooks Automation, Inc.                                       96,735    3,326,717       0.1%
*   BSQUARE Corp.                                                 24,386      130,465       0.0%
    Cabot Microelectronics Corp.                                  36,239    3,503,224       0.1%
*   CACI International, Inc. Class A                              46,822    6,730,662       0.2%
#*  CalAmp Corp.                                                 107,848    2,451,385       0.1%
*   Calix, Inc.                                                   96,383      530,106       0.0%
#*  Carbonite, Inc.                                               69,058    1,567,617       0.1%
#*  Cardtronics P.L.C. Class A                                    42,507      973,410       0.0%
    Cass Information Systems, Inc.                                27,612    1,780,974       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
#*  Cavium, Inc.                                                  14,847 $1,024,295       0.0%
*   Ceva, Inc.                                                    37,919  1,831,488       0.1%
#*  Ciena Corp.                                                  107,766  2,292,183       0.1%
#*  Cimpress NV                                                   38,999  4,256,351       0.2%
*   Cirrus Logic, Inc.                                           125,945  7,052,920       0.2%
*   Clearfield, Inc.                                              33,636    460,813       0.0%
*   Coherent, Inc.                                                26,801  7,040,891       0.2%
    Cohu, Inc.                                                    64,338  1,659,920       0.1%
#*  CommerceHub, Inc. Series A                                     7,702    171,986       0.0%
    Communications Systems, Inc.                                  11,195     48,474       0.0%
    Computer Task Group, Inc.                                     41,292    208,112       0.0%
    Comtech Telecommunications Corp.                              61,465  1,322,112       0.1%
    Concurrent Computer Corp.                                     10,672     65,526       0.0%
#*  Conduent, Inc.                                               280,512  4,342,326       0.2%
#*  Control4 Corp.                                                50,469  1,486,312       0.1%
#   Convergys Corp.                                              170,395  4,384,263       0.2%
*   CoreLogic, Inc.                                               91,247  4,279,484       0.2%
*   Cray, Inc.                                                    95,482  1,971,703       0.1%
#*  Cree, Inc.                                                   109,139  3,896,262       0.1%
    CSG Systems International, Inc.                               71,089  3,009,908       0.1%
    CSP, Inc.                                                      2,788     30,975       0.0%
    CTS Corp.                                                     72,034  1,959,325       0.1%
#*  CyberOptics Corp.                                             20,573    296,251       0.0%
#   Cypress Semiconductor Corp.                                  342,998  5,439,948       0.2%
    Daktronics, Inc.                                             121,148  1,244,190       0.0%
*   Data I/O Corp.                                                10,841    138,114       0.0%
*   Datawatch Corp.                                                2,100     26,355       0.0%
*   DHI Group, Inc.                                              103,633    227,993       0.0%
#   Diebold Nixdorf, Inc.                                         58,486  1,128,780       0.0%
*   Digi International, Inc.                                      48,988    509,475       0.0%
*   Diodes, Inc.                                                  47,331  1,625,347       0.1%
*   DSP Group, Inc.                                               58,608    785,347       0.0%
#*  Eastman Kodak Co.                                             10,170     54,410       0.0%
#   Ebix, Inc.                                                    42,888  2,914,240       0.1%
*   Edgewater Technology, Inc.                                    10,739     69,911       0.0%
*   Electro Scientific Industries, Inc.                           46,663    834,801       0.0%
#*  Electronics for Imaging, Inc.                                 66,927  2,065,367       0.1%
#*  Ellie Mae, Inc.                                               22,063  1,984,567       0.1%
*   Emcore Corp.                                                  32,553    268,562       0.0%
#*  Endurance International Group Holdings, Inc.                  17,792    145,894       0.0%
    Entegris, Inc.                                               204,204  6,687,681       0.2%
#*  Envestnet, Inc.                                               12,842    685,763       0.0%
#*  EPAM Systems, Inc.                                            34,806  3,172,567       0.1%
*   ePlus, Inc.                                                   39,060  3,734,136       0.1%
#*  Euronet Worldwide, Inc.                                       57,062  5,514,472       0.2%
*   Everi Holdings, Inc.                                          16,971    140,690       0.0%
*   Evolving Systems, Inc.                                         1,888      8,685       0.0%
*   Exa Corp.                                                      3,004     72,817       0.0%
*   ExlService Holdings, Inc.                                     38,784  2,420,897       0.1%
*   Extreme Networks, Inc.                                       151,940  1,823,280       0.1%
#*  Fabrinet                                                      53,402  1,985,486       0.1%
    Fair Isaac Corp.                                              47,990  6,966,228       0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
*   FARO Technologies, Inc.                                       44,491 $2,304,634       0.1%
#*  Finisar Corp.                                                183,794  4,326,511       0.2%
*   Finjan Holdings, Inc.                                         24,821     51,379       0.0%
*   FormFactor, Inc.                                             129,473  2,356,409       0.1%
*   Frequency Electronics, Inc.                                   20,450    190,185       0.0%
    GlobalSCAPE, Inc.                                             12,700     51,435       0.0%
*   Glu Mobile, Inc.                                              21,027     84,318       0.0%
#*  GrubHub, Inc.                                                 29,954  1,827,793       0.1%
*   GSE Systems, Inc.                                             17,551     61,429       0.0%
*   GSI Technology, Inc.                                          45,853    317,303       0.0%
#*  GTT Communications, Inc.                                      83,621  3,047,985       0.1%
    Hackett Group, Inc. (The)                                    101,230  1,562,991       0.1%
#*  Harmonic, Inc.                                               179,086    662,618       0.0%
*   ID Systems, Inc.                                              17,848    132,968       0.0%
*   IEC Electronics Corp.                                          9,604     43,266       0.0%
*   II-VI, Inc.                                                   74,107  3,349,636       0.1%
*   Image Sensing Systems, Inc.                                      700      2,345       0.0%
#*  Infinera Corp.                                               131,807  1,103,225       0.0%
#*  Information Services Group, Inc.                               4,734     19,315       0.0%
*   Innodata, Inc.                                                30,365     39,475       0.0%
*   Insight Enterprises, Inc.                                     60,629  2,731,336       0.1%
#*  Integrated Device Technology, Inc.                           216,250  6,718,887       0.2%
    InterDigital, Inc.                                            49,707  3,646,008       0.1%
#*  Internap Corp.                                               101,264    470,878       0.0%
*   inTEST Corp.                                                   7,497     64,474       0.0%
*   Intevac, Inc.                                                 27,501    231,008       0.0%
*   IntriCon Corp.                                                15,654    176,107       0.0%
#*  Iteris, Inc.                                                  41,957    289,923       0.0%
*   Itron, Inc.                                                   48,320  3,776,208       0.1%
*   IXYS Corp.                                                    73,134  1,806,410       0.1%
#   j2 Global, Inc.                                               42,640  3,161,330       0.1%
*   Kemet Corp.                                                   46,836  1,203,217       0.0%
*   Key Tronic Corp.                                              24,700    185,991       0.0%
*   Kimball Electronics, Inc.                                     56,016  1,232,352       0.0%
#*  Knowles Corp.                                                 49,023    811,821       0.0%
#*  Kopin Corp.                                                  125,816    441,614       0.0%
*   Kulicke & Soffa Industries, Inc.                             117,342  2,657,796       0.1%
*   KVH Industries, Inc.                                          34,112    393,994       0.0%
*   Lattice Semiconductor Corp.                                  307,468  1,798,688       0.1%
*   Leaf Group, Ltd.                                              48,210    339,880       0.0%
*   Lightpath Technologies, Inc. Class A                          17,278     68,766       0.0%
*   Limelight Networks, Inc.                                      76,910    380,704       0.0%
*   Liquidity Services, Inc.                                      25,380    144,666       0.0%
#   Littelfuse, Inc.                                              31,974  6,682,566       0.2%
*   LivePerson, Inc.                                              10,297    144,673       0.0%
*   Luxoft Holding, Inc.                                             361     16,805       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                      4,130    168,834       0.0%
#*  MagnaChip Semiconductor Corp.                                 13,480    139,518       0.0%
#*  Manhattan Associates, Inc.                                   116,009  4,856,137       0.2%
    ManTech International Corp. Class A                           39,176  1,818,158       0.1%
*   Marchex, Inc. Class B                                         43,786    135,737       0.0%
#*  Marin Software, Inc.                                             857     12,427       0.0%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    MAXIMUS, Inc.                                                  8,797 $   584,385       0.0%
#*  MaxLinear, Inc.                                               29,847     730,356       0.0%
*   Maxwell Technologies, Inc.                                     2,111      10,175       0.0%
#*  Meet Group, Inc.(The)                                        143,378     486,051       0.0%
#   Mesa Laboratories, Inc.                                        8,750   1,395,187       0.1%
    Methode Electronics, Inc.                                     93,235   4,372,721       0.2%
*   Microsemi Corp.                                               10,090     538,503       0.0%
*   MicroStrategy, Inc. Class A                                    7,319     968,011       0.0%
    MKS Instruments, Inc.                                         93,116  10,117,053       0.4%
*   ModusLink Global Solutions, Inc.                              15,064      27,416       0.0%
#*  MoneyGram International, Inc.                                 33,815     525,823       0.0%
#   Monolithic Power Systems, Inc.                                65,929   8,021,581       0.3%
#   Monotype Imaging Holdings, Inc.                               71,866   1,656,511       0.1%
#   MTS Systems Corp.                                             21,555   1,121,938       0.0%
*   Nanometrics, Inc.                                             85,698   2,422,682       0.1%
*   Napco Security Technologies, Inc.                             38,355     389,303       0.0%
*   NCR Corp.                                                     10,334     331,618       0.0%
#*  NeoPhotonics Corp.                                             6,785      35,350       0.0%
*   NETGEAR, Inc.                                                 60,312   2,813,555       0.1%
#*  Netscout Systems, Inc.                                       136,449   3,875,152       0.1%
    Network-1 Technologies, Inc.                                   8,465      35,553       0.0%
#   NIC, Inc.                                                     48,076     817,292       0.0%
*   Novanta, Inc.                                                 68,099   3,221,083       0.1%
#*  Numerex Corp. Class A                                         11,245      44,868       0.0%
    NVE Corp.                                                      5,597     476,193       0.0%
*   Onvia, Inc.                                                    3,803      34,132       0.0%
*   Optical Cable Corp.                                           13,961      34,204       0.0%
*   OSI Systems, Inc.                                             30,939   2,734,389       0.1%
*   PAR Technology Corp.                                          16,581     181,396       0.0%
    Park Electrochemical Corp.                                    42,304     798,700       0.0%
#*  Paycom Software, Inc.                                         62,171   5,110,456       0.2%
    PC Connection, Inc.                                           64,457   1,740,339       0.1%
    PC-Tel, Inc.                                                  27,619     183,666       0.0%
#*  PCM, Inc.                                                     32,437     455,740       0.0%
#*  PDF Solutions, Inc.                                           68,877   1,009,048       0.0%
    Pegasystems, Inc.                                             83,739   4,881,984       0.2%
*   Perceptron, Inc.                                              22,143     169,173       0.0%
*   Perficient, Inc.                                              86,529   1,682,989       0.1%
*   PFSweb, Inc.                                                   3,243      26,917       0.0%
*   Photronics, Inc.                                             183,395   1,778,931       0.1%
*   Pixelworks, Inc.                                              11,353      63,463       0.0%
*   Planet Payment, Inc.                                         107,962     482,590       0.0%
    Plantronics, Inc.                                             46,900   2,127,384       0.1%
*   Plexus Corp.                                                  61,467   3,775,918       0.1%
    Power Integrations, Inc.                                      32,553   2,615,634       0.1%
*   PRGX Global, Inc.                                             10,132      76,497       0.0%
    Progress Software Corp.                                       87,734   3,713,780       0.1%
    QAD, Inc. Class A                                             25,004     925,148       0.0%
    QAD, Inc. Class B                                              4,173     123,104       0.0%
*   Quantum Corp.                                                  4,224      22,387       0.0%
*   QuinStreet, Inc.                                              18,008     160,271       0.0%
*   Rambus, Inc.                                                 101,899   1,498,934       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Information Technology -- (Continued)
*   RealNetworks, Inc.                                            84,627 $  399,439       0.0%
    Reis, Inc.                                                    24,364    444,643       0.0%
    Relm Wireless Corp.                                           29,676    105,350       0.0%
    Richardson Electronics, Ltd.                                  17,100    113,202       0.0%
*   Rogers Corp.                                                  28,758  4,373,517       0.2%
*   Rosetta Stone, Inc.                                           15,165    154,228       0.0%
*   Rubicon Project, Inc. (The)                                    3,093     11,011       0.0%
*   Rudolph Technologies, Inc.                                   106,651  2,959,565       0.1%
*   Sanmina Corp.                                                148,533  4,860,742       0.2%
#*  Sapiens International Corp. NV                                 1,000     13,970       0.0%
*   ScanSource, Inc.                                              42,641  1,831,431       0.1%
    Science Applications International Corp.                      61,971  4,544,953       0.2%
*   Seachange International, Inc.                                 31,142     82,526       0.0%
*   Semtech Corp.                                                 80,651  3,310,724       0.1%
*   ServiceSource International, Inc.                              3,100     10,788       0.0%
*   Sigma Designs, Inc.                                           77,918    471,404       0.0%
*   Silicon Laboratories, Inc.                                    58,169  5,520,238       0.2%
*   Silver Spring Networks, Inc.                                  13,001    209,576       0.0%
#*  SolarEdge Technologies, Inc.                                     705     23,159       0.0%
*   Sonus Networks, Inc.                                         110,431    861,362       0.0%
*   Stamps.com, Inc.                                              23,569  5,288,884       0.2%
*   StarTek, Inc.                                                 35,858    428,145       0.0%
*   Stratasys, Ltd.                                                  697     15,696       0.0%
#*  SunPower Corp.                                                20,122    143,269       0.0%
*   Super Micro Computer, Inc.                                    68,033  1,353,857       0.1%
*   Sykes Enterprises, Inc.                                       84,905  2,457,151       0.1%
#*  Synaptics, Inc.                                               27,717  1,028,855       0.0%
#*  Synchronoss Technologies, Inc.                                 9,232    104,599       0.0%
    SYNNEX Corp.                                                  51,712  6,974,915       0.2%
    Systemax, Inc.                                                67,300  1,921,415       0.1%
#*  Tech Data Corp.                                               67,291  6,242,586       0.2%
*   TechTarget, Inc.                                              19,787    246,546       0.0%
*   Telenav, Inc.                                                 63,333    408,498       0.0%
    TeleTech Holdings, Inc.                                       66,645  2,775,764       0.1%
    Tessco Technologies, Inc.                                     15,987    255,792       0.0%
    TiVo Corp.                                                    99,652  1,808,684       0.1%
    TransAct Technologies, Inc.                                   21,678    205,941       0.0%
    Travelport Worldwide, Ltd.                                   175,818  2,758,584       0.1%
#*  Travelzoo                                                     10,903     73,050       0.0%
*   TTM Technologies, Inc.                                       182,139  2,874,153       0.1%
#*  Ubiquiti Networks, Inc.                                       62,337  3,876,115       0.1%
*   Ultra Clean Holdings, Inc.                                    68,590  1,750,417       0.1%
#*  Unisys Corp.                                                  10,922     95,568       0.0%
#   Universal Display Corp.                                        8,124  1,190,166       0.0%
*   VASCO Data Security International, Inc.                       34,049    463,066       0.0%
*   Veeco Instruments, Inc.                                       48,064    867,555       0.0%
#*  VeriFone Systems, Inc.                                        39,729    758,029       0.0%
*   Verint Systems, Inc.                                          52,764  2,226,641       0.1%
    Versum Materials, Inc.                                        57,367  2,414,003       0.1%
#*  ViaSat, Inc.                                                  50,924  3,315,152       0.1%
#*  Viavi Solutions, Inc.                                        108,328  1,005,284       0.0%
*   Virtusa Corp.                                                 62,570  2,387,671       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#   Vishay Intertechnology, Inc.                                   235,440 $  5,238,540       0.2%
*   Vishay Precision Group, Inc.                                    15,182      372,718       0.0%
    Wayside Technology Group, Inc.                                  12,677      175,576       0.0%
*   Web.com Group, Inc.                                             54,026    1,302,027       0.0%
*   Xcerra Corp.                                                    78,910      777,263       0.0%
*   XO Group, Inc.                                                  87,454    1,745,582       0.1%
    Xperi Corp.                                                     67,342    1,548,866       0.1%
*   Xplore Technologies Corp.                                        6,803       21,906       0.0%
    YuMe, Inc.                                                      11,122       46,712       0.0%
*   Zedge, Inc. Class B                                             17,051       49,789       0.0%
*   Zix Corp.                                                      163,895      794,891       0.0%
#*  Zynga, Inc. Class A                                          1,611,163    6,283,536       0.2%
                                                                           ------------      ----
Total Information Technology                                                444,928,345      15.2%
                                                                           ------------      ----
Materials -- (5.1%)
    A Schulman, Inc.                                                41,491    1,630,596       0.1%
*   AdvanSix, Inc.                                                   7,826      362,109       0.0%
#*  AgroFresh Solutions, Inc.                                        8,127       47,949       0.0%
#*  AK Steel Holding Corp.                                         322,306    1,479,385       0.1%
    American Vanguard Corp.                                         59,366    1,335,735       0.0%
    Ampco-Pittsburgh Corp.                                          10,959      181,371       0.0%
    Balchem Corp.                                                   43,731    3,686,086       0.1%
*   Boise Cascade Co.                                               63,041    2,234,803       0.1%
    Cabot Corp.                                                     72,120    4,396,435       0.1%
#   Calgon Carbon Corp.                                            117,326    2,545,974       0.1%
#   Carpenter Technology Corp.                                      90,362    4,499,124       0.2%
#*  Century Aluminum Co.                                           169,391    2,371,474       0.1%
    Chase Corp.                                                     20,838    2,474,512       0.1%
*   Clearwater Paper Corp.                                          27,359    1,262,618       0.0%
#*  Cleveland-Cliffs, Inc.                                         397,434    2,368,707       0.1%
    Commercial Metals Co.                                          198,664    3,869,975       0.1%
#   Compass Minerals International, Inc.                            52,075    3,416,120       0.1%
    Core Molding Technologies, Inc.                                 24,525      569,225       0.0%
    Deltic Timber Corp.                                             18,393    1,703,376       0.1%
    Domtar Corp.                                                    95,895    4,537,751       0.2%
    Eagle Materials, Inc.                                           24,133    2,547,721       0.1%
*   Ferro Corp.                                                     72,842    1,735,096       0.1%
#   Ferroglobe P.L.C.                                                1,925       30,781       0.0%
#*  Flotek Industries, Inc.                                         68,621      337,615       0.0%
    Friedman Industries, Inc.                                        5,430       32,146       0.0%
    FutureFuel Corp.                                                49,775      755,585       0.0%
#*  GCP Applied Technologies, Inc.                                  65,112    1,904,526       0.1%
#   Gold Resource Corp.                                              3,022       10,970       0.0%
    Graphic Packaging Holding Co.                                   87,723    1,358,829       0.0%
    Greif, Inc. Class A                                             27,008    1,499,754       0.1%
    Greif, Inc. Class B                                              1,956      122,935       0.0%
    Hawkins, Inc.                                                   27,488    1,047,293       0.0%
    Haynes International, Inc.                                      38,922    1,388,737       0.0%
#   HB Fuller Co.                                                   77,597    4,412,941       0.1%
    Hecla Mining Co.                                               694,395    3,277,544       0.1%
    Huntsman Corp.                                                 103,172    3,303,567       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Materials -- (Continued)
*   Ingevity Corp.                                                56,174 $  4,001,274       0.1%
    Innophos Holdings, Inc.                                       31,492    1,540,904       0.1%
    Innospec, Inc.                                                44,918    2,778,178       0.1%
#*  Intrepid Potash, Inc.                                        126,284      507,662       0.0%
#   Kaiser Aluminum Corp.                                         33,977    3,369,839       0.1%
    KapStone Paper and Packaging Corp.                           158,071    3,550,275       0.1%
    KMG Chemicals, Inc.                                           41,066    2,263,969       0.1%
*   Koppers Holdings, Inc.                                        25,707    1,248,075       0.0%
*   Kraton Corp.                                                  61,782    3,029,171       0.1%
#   Kronos Worldwide, Inc.                                        33,908      892,119       0.0%
*   Louisiana-Pacific Corp.                                      206,881    5,623,026       0.2%
#*  LSB Industries, Inc.                                           3,758       28,373       0.0%
    Materion Corp.                                                41,809    2,146,892       0.1%
    Mercer International, Inc.                                    86,611    1,273,182       0.0%
    Minerals Technologies, Inc.                                   44,730    3,216,087       0.1%
    Myers Industries, Inc.                                       104,040    2,247,264       0.1%
    Neenah Paper, Inc.                                            39,603    3,437,540       0.1%
*   Northern Technologies International Corp.                      7,993      132,284       0.0%
    Olin Corp.                                                     9,622      351,492       0.0%
    Olympic Steel, Inc.                                           14,385      271,589       0.0%
*   OMNOVA Solutions, Inc.                                       143,313    1,583,609       0.1%
    PH Glatfelter Co.                                             71,213    1,492,624       0.1%
    PolyOne Corp.                                                131,230    6,045,766       0.2%
    Quaker Chemical Corp.                                         33,824    5,253,544       0.2%
#   Rayonier Advanced Materials, Inc.                            124,686    1,791,738       0.1%
#*  Real Industry, Inc.                                           14,702       25,729       0.0%
*   Resolute Forest Products, Inc.                                13,707       81,557       0.0%
    Royal Gold, Inc.                                               3,775      317,515       0.0%
*   Ryerson Holding Corp.                                         97,245      855,756       0.0%
#   Schnitzer Steel Industries, Inc. Class A                      73,482    2,164,045       0.1%
    Schweitzer-Mauduit International, Inc.                        51,595    2,178,857       0.1%
    Sensient Technologies Corp.                                   73,966    5,625,114       0.2%
#   Silgan Holdings, Inc.                                        111,131    3,250,582       0.1%
    Stepan Co.                                                    32,163    2,568,537       0.1%
*   SunCoke Energy, Inc.                                          65,620      727,726       0.0%
    Synalloy Corp.                                                14,401      205,934       0.0%
#*  TimkenSteel Corp.                                            149,556    2,093,784       0.1%
*   Trecora Resources                                             21,315      258,977       0.0%
    Tredegar Corp.                                                61,394    1,187,974       0.0%
    Trinseo SA                                                    74,711    5,304,481       0.2%
    Tronox, Ltd. Class A                                         114,586    3,033,091       0.1%
*   UFP Technologies, Inc.                                         4,273      131,822       0.0%
    United States Lime & Minerals, Inc.                           14,460    1,313,691       0.0%
#   United States Steel Corp.                                    315,227    7,981,548       0.3%
*   Universal Stainless & Alloy Products, Inc.                    10,671      218,756       0.0%
#*  US Concrete, Inc.                                             19,220    1,503,004       0.1%
#*  Verso Corp. Class A                                            2,650       18,577       0.0%
    Worthington Industries, Inc.                                  98,879    4,498,994       0.2%
                                                                         ------------       ---
Total Materials                                                           172,361,892       5.9%
                                                                         ------------       ---

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Real Estate -- (0.4%)
#   Alexander & Baldwin, Inc.                                     86,469 $ 3,911,858       0.1%
*   Altisource Asset Management Corp.                              2,193     185,034       0.0%
#*  Altisource Portfolio Solutions SA                              1,973      50,982       0.0%
    CKX Lands, Inc.                                                  702       7,827       0.0%
    Consolidated-Tomoka Land Co.                                  15,038     880,024       0.0%
#*  Forestar Group, Inc.                                           6,305     112,229       0.0%
*   FRP Holdings, Inc.                                            17,414     772,311       0.0%
    Griffin Industrial Realty, Inc.                                4,499     166,913       0.0%
    HFF, Inc. Class A                                             61,259   2,686,820       0.1%
#   Kennedy-Wilson Holdings, Inc.                                 61,460   1,195,397       0.1%
*   Marcus & Millichap, Inc.                                       7,254     206,159       0.0%
#*  Maui Land & Pineapple Co., Inc.                                2,688      42,874       0.0%
    RE/MAX Holdings, Inc. Class A                                  3,457     229,891       0.0%
    RMR Group, Inc. (The) Class A                                  6,443     337,935       0.0%
#*  St Joe Co. (The)                                              16,540     294,412       0.0%
    Stratus Properties, Inc.                                      14,534     432,386       0.0%
#*  Tejon Ranch Co.                                               52,092     981,934       0.1%
                                                                         -----------       ---
Total Real Estate                                                         12,494,986       0.4%
                                                                         -----------       ---
Telecommunication Services -- (1.1%)
    ATN International, Inc.                                       26,846   1,457,469       0.1%
*   Boingo Wireless, Inc.                                        114,455   2,675,958       0.1%
#*  Cincinnati Bell, Inc.                                         79,811   1,524,390       0.1%
#   Cogent Communications Holdings, Inc.                          87,512   4,716,897       0.2%
    Consolidated Communications Holdings, Inc.                    86,440   1,657,055       0.1%
*   General Communication, Inc. Class A                           98,613   4,032,286       0.1%
*   Hawaiian Telcom Holdco, Inc.                                   3,903     117,675       0.0%
    IDT Corp. Class B                                             80,592   1,062,203       0.0%
*   Intelsat SA                                                   34,330     149,335       0.0%
#*  Iridium Communications, Inc.                                 112,323   1,347,876       0.0%
*   Lumos Networks Corp.                                          39,867     716,011       0.0%
*   ORBCOMM, Inc.                                                172,328   1,949,030       0.1%
#   Shenandoah Telecommunications Co.                            103,180   3,920,840       0.1%
    Spok Holdings, Inc.                                           50,965     863,857       0.0%
#*  Straight Path Communications, Inc. Class B                     5,160     936,592       0.0%
    Telephone & Data Systems, Inc.                               187,876   5,476,585       0.2%
*   United States Cellular Corp.                                  15,228     557,192       0.0%
*   Vonage Holdings Corp.                                        386,922   3,145,676       0.1%
#   Windstream Holdings, Inc.                                      3,299       6,202       0.0%
                                                                         -----------       ---
Total Telecommunication Services                                          36,313,129       1.2%
                                                                         -----------       ---
Utilities -- (3.3%)
#   ALLETE, Inc.                                                  64,992   5,092,123       0.2%
    American States Water Co.                                     63,785   3,428,444       0.1%
    Artesian Resources Corp. Class A                              25,263   1,026,183       0.0%
    Atlantica Yield PLC                                              735      16,449       0.0%
#   Avista Corp.                                                 106,134   5,544,440       0.2%
#   Black Hills Corp.                                             75,388   4,919,821       0.2%
    California Water Service Group                                84,987   3,569,454       0.1%
    Chesapeake Utilities Corp.                                    33,157   2,670,796       0.1%
    Connecticut Water Service, Inc.                               33,778   2,094,912       0.1%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS**
                                                                       ---------- -------------- ---------------
Utilities -- (Continued)
          Consolidated Water Co., Ltd.                                     22,624 $      278,275        0.0%
#*        Dynegy, Inc.                                                    120,682      1,502,491        0.1%
          El Paso Electric Co.                                             68,846      3,958,645        0.1%
#         Genie Energy, Ltd. Class B                                       53,580        306,478        0.0%
#         Hawaiian Electric Industries, Inc.                               33,010      1,203,545        0.1%
          IDACORP, Inc.                                                    56,216      5,173,558        0.2%
          MGE Energy, Inc.                                                 49,729      3,284,600        0.1%
          Middlesex Water Co.                                              41,145      1,788,985        0.1%
#         New Jersey Resources Corp.                                      145,601      6,471,964        0.2%
#         Northwest Natural Gas Co.                                        46,618      3,093,104        0.1%
          NorthWestern Corp.                                               71,197      4,220,558        0.2%
#         NRG Yield, Inc. Class A                                          40,679        746,460        0.0%
#         NRG Yield, Inc. Class C                                          61,410      1,142,226        0.0%
          ONE Gas, Inc.                                                    73,184      5,633,704        0.2%
#         Ormat Technologies, Inc.                                         52,901      3,434,862        0.1%
          Otter Tail Corp.                                                 45,838      2,106,256        0.1%
#         Pattern Energy Group, Inc.                                       24,149        557,117        0.0%
#         PNM Resources, Inc.                                             135,652      5,887,297        0.2%
          Portland General Electric Co.                                    98,225      4,689,262        0.2%
          RGC Resources, Inc.                                              21,575        627,617        0.0%
          SJW Corp.                                                        40,978      2,430,405        0.1%
          South Jersey Industries, Inc.                                    98,964      3,361,807        0.1%
          Southwest Gas Holdings, Inc.                                     70,456      5,804,870        0.2%
#         Spark Energy, Inc. Class A                                       15,668        219,352        0.0%
#         Spire, Inc.                                                      73,831      5,828,957        0.2%
          Unitil Corp.                                                     43,824      2,278,848        0.1%
#         WGL Holdings, Inc.                                               82,214      7,045,740        0.2%
          York Water Co. (The)                                             32,779      1,153,821        0.0%
                                                                                  --------------      -----
Total Utilities                                                                      112,593,426        3.9%
                                                                                  --------------      -----
TOTAL COMMON STOCKS                                                                2,930,593,838       99.9%
                                                                                  --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees) Media General, Inc. Contingent Value Rights                      64,715          6,472        0.0%
                                                                                  --------------      -----
TOTAL INVESTMENT SECURITIES                                                        2,930,600,310
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
          State Street Institutional U.S. Government Money Market
            Fund, 0.960%                                                4,358,221      4,358,221        0.1%
                                                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (14.0%)
(S)@      DFA Short Term Investment Fund                               41,107,094    475,650,182       16.3%
                                                                                  --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $2,019,325,353)                               $3,410,608,713      116.3%
                                                                                  ==============      =====

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $  431,173,770           --   --    $  431,173,770
   Consumer Staples                117,553,719           --   --       117,553,719
   Energy                          108,166,558           --   --       108,166,558
   Financials                      642,752,279           --   --       642,752,279
   Health Care                     250,344,052           --   --       250,344,052
   Industrials                     601,911,682           --   --       601,911,682
   Information Technology          444,928,345           --   --       444,928,345
   Materials                       172,361,892           --   --       172,361,892
   Real Estate                      12,494,986           --   --        12,494,986
   Telecommunication Services       36,313,129           --   --        36,313,129
   Utilities                       112,593,426           --   --       112,593,426
RIGHTS/WARRANTS                             -- $      6,472   --             6,472
Temporary Cash Investments           4,358,221           --   --         4,358,221
Securities Lending Collateral               --  475,650,182   --       475,650,182
                                -------------- ------------   --    --------------
TOTAL                           $2,934,952,059 $475,656,654   --    $3,410,608,713
                                ============== ============   ==    ==============

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
COMMON STOCKS -- (90.5%)
Consumer Discretionary -- (13.0%)
*   1-800-Flowers.com, Inc. Class A                               39,679 $   372,983       0.0%
    A.H. Belo Corp. Class A                                       17,110      82,984       0.0%
    Aaron's, Inc.                                                 99,577   3,664,434       0.1%
#   Abercrombie & Fitch Co. Class A                               82,180   1,103,677       0.0%
    Adient P.L.C.                                                 43,044   3,631,192       0.1%
#   Adtalem Global Education, Inc.                                75,376   2,785,143       0.0%
    Advance Auto Parts, Inc.                                      39,131   3,198,568       0.1%
*   Amazon.com, Inc.                                              43,671  48,268,683       0.6%
#   AMC Entertainment Holdings, Inc. Class A                      45,784     636,398       0.0%
#*  AMC Networks, Inc. Class A                                    34,443   1,752,460       0.0%
#   AMCON Distributing Co.                                           116      10,440       0.0%
#*  America's Car-Mart, Inc.                                      11,173     478,763       0.0%
#*  American Axle & Manufacturing Holdings, Inc.                 130,663   2,324,495       0.0%
#   American Eagle Outfitters, Inc.                              280,080   3,646,642       0.1%
#*  American Outdoor Brands Corp.                                 67,901     973,021       0.0%
*   American Public Education, Inc.                               15,849     316,980       0.0%
    Aramark                                                      156,554   6,839,844       0.1%
    Ark Restaurants Corp.                                          2,015      48,360       0.0%
*   Asbury Automotive Group, Inc.                                 32,529   1,997,281       0.0%
#*  Ascena Retail Group, Inc.                                     68,022     131,963       0.0%
#*  Ascent Capital Group, Inc. Class A                            10,749     120,926       0.0%
#*  At Home Group, Inc.                                            5,179     106,170       0.0%
#   Autoliv, Inc.                                                 32,952   4,114,387       0.1%
#*  AutoNation, Inc.                                             112,042   5,310,791       0.1%
#*  AutoZone, Inc.                                                 2,987   1,760,837       0.0%
#*  AV Homes, Inc.                                                11,531     191,991       0.0%
*   Ballantyne Strong, Inc.                                        7,721      49,157       0.0%
*   Barnes & Noble Education, Inc.                                47,536     259,071       0.0%
    Barnes & Noble, Inc.                                          84,250     589,750       0.0%
    Bassett Furniture Industries, Inc.                             6,115     237,262       0.0%
    BBX Capital Corp.                                              5,562      44,997       0.0%
#   Beasley Broadcast Group, Inc. Class A                          2,443      23,086       0.0%
*   Beazer Homes USA, Inc.                                        39,267     823,822       0.0%
#   Bed Bath & Beyond, Inc.                                      107,715   2,143,529       0.0%
*   Belmond, Ltd. Class A                                        116,847   1,536,538       0.0%
#   Best Buy Co., Inc.                                           252,123  14,113,846       0.2%
#   Big 5 Sporting Goods Corp.                                    20,304     128,930       0.0%
    Big Lots, Inc.                                                86,532   4,439,957       0.1%
#*  Biglari Holdings, Inc.                                           556     198,737       0.0%
#*  BJ's Restaurants, Inc.                                        29,898     947,767       0.0%
#   Bloomin' Brands, Inc.                                        125,013   2,222,731       0.0%
#*  Bojangles', Inc.                                              13,307     163,011       0.0%
#*  Boot Barn Holdings, Inc.                                       9,656      79,469       0.0%
    BorgWarner, Inc.                                              79,076   4,168,887       0.1%
    Bowl America, Inc. Class A                                     1,280      18,867       0.0%
#   Boyd Gaming Corp.                                             22,632     661,533       0.0%
*   Bridgepoint Education, Inc.                                   40,068     387,858       0.0%
*   Bright Horizons Family Solutions, Inc.                        33,989   2,933,251       0.0%
#   Brinker International, Inc.                                   30,830     947,098       0.0%
    Brunswick Corp.                                               94,399   4,781,309       0.1%
#   Buckle, Inc. (The)                                            14,000     230,300       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Buffalo Wild Wings, Inc.                                        21,731 $ 2,568,604       0.0%
#*  Build-A-Bear Workshop, Inc.                                     18,084     141,055       0.0%
*   Burlington Stores, Inc.                                         26,879   2,523,669       0.0%
#   Cable One, Inc.                                                  4,983   3,536,983       0.1%
*   CafePress, Inc.                                                  1,005       2,040       0.0%
#   CalAtlantic Group, Inc.                                        112,750   5,563,085       0.1%
#   Caleres, Inc.                                                   49,318   1,347,861       0.0%
    Callaway Golf Co.                                               89,619   1,293,202       0.0%
*   Cambium Learning Group, Inc.                                    39,240     240,149       0.0%
    Canterbury Park Holding Corp.                                      200       2,600       0.0%
    Capella Education Co.                                           17,816   1,451,113       0.0%
*   Career Education Corp.                                          95,931   1,024,543       0.0%
#*  CarMax, Inc.                                                   129,242   9,706,074       0.1%
    Carnival Corp.                                                  88,723   5,890,320       0.1%
#   Carriage Services, Inc.                                         20,519     531,442       0.0%
*   Carrols Restaurant Group, Inc.                                  55,542     624,848       0.0%
#   Carter's, Inc.                                                  37,541   3,631,341       0.1%
    Cato Corp. (The) Class A                                        24,857     319,661       0.0%
*   Cavco Industries, Inc.                                           6,607   1,036,638       0.0%
    CBS Corp. Class B                                              146,185   8,203,902       0.1%
    CBS Corp. Class A                                                3,886     220,841       0.0%
*   Century Casinos, Inc.                                            3,288      27,126       0.0%
*   Century Communities, Inc.                                       12,783     364,955       0.0%
*   Charter Communications, Inc. Class A                            76,071  25,420,646       0.3%
#   Cheesecake Factory, Inc. (The)                                  65,280   2,920,627       0.0%
*   Cherokee, Inc.                                                   6,872      15,462       0.0%
    Chico's FAS, Inc.                                              190,444   1,521,648       0.0%
#   Children's Place, Inc. (The)                                    34,150   3,715,520       0.1%
#*  Chipotle Mexican Grill, Inc.                                     4,600   1,250,740       0.0%
    Choice Hotels International, Inc.                               25,252   1,761,327       0.0%
#*  Christopher & Banks Corp.                                        2,351       2,774       0.0%
#   Churchill Downs, Inc.                                            3,697     771,009       0.0%
#*  Chuy's Holdings, Inc.                                           19,205     432,113       0.0%
#   Cinemark Holdings, Inc.                                        147,265   5,351,610       0.1%
    Citi Trends, Inc.                                               15,913     346,267       0.0%
*   Clarus Corp.                                                    13,017      95,024       0.0%
    Clear Channel Outdoor Holdings, Inc. Class A                    27,964     106,263       0.0%
    Collectors Universe, Inc.                                        5,144     127,365       0.0%
#   Columbia Sportswear Co.                                         53,468   3,335,334       0.1%
    Comcast Corp. Class A                                        2,172,328  78,268,978       1.0%
#*  Conn's, Inc.                                                    11,469     352,672       0.0%
#   Cooper Tire & Rubber Co.                                        75,654   2,481,451       0.0%
*   Cooper-Standard Holdings, Inc.                                  25,840   2,880,643       0.0%
    Core-Mark Holding Co., Inc.                                     44,534   1,516,828       0.0%
#   Cracker Barrel Old Country Store, Inc.                          22,541   3,519,326       0.1%
*   Crocs, Inc.                                                     61,394     626,219       0.0%
    CSS Industries, Inc.                                               200       5,996       0.0%
    Culp, Inc.                                                      17,140     543,338       0.0%
#*  Daily Journal Corp.                                                200      46,420       0.0%
    Dana, Inc.                                                     225,562   6,877,385       0.1%
#   Darden Restaurants, Inc.                                        70,951   5,837,139       0.1%
#*  Dave & Buster's Entertainment, Inc.                             58,752   2,831,846       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Deckers Outdoor Corp.                                           32,868 $ 2,242,912       0.0%
*   Del Frisco's Restaurant Group, Inc.                             21,446     298,099       0.0%
#*  Del Taco Restaurants, Inc.                                      29,789     378,022       0.0%
    Delphi Automotive P.L.C.                                        20,590   2,046,234       0.0%
*   Delta Apparel, Inc.                                              6,871     143,810       0.0%
#*  Denny's Corp.                                                   65,165     851,707       0.0%
#*  Destination Maternity Corp.                                      9,223      21,397       0.0%
#*  Destination XL Group, Inc.                                      51,876     103,752       0.0%
#   Dick's Sporting Goods, Inc.                                     93,701   2,292,863       0.0%
#   Dillard's, Inc. Class A                                         39,857   2,024,736       0.0%
#   DineEquity, Inc.                                                29,591   1,408,828       0.0%
#*  Discovery Communications, Inc. Class A                          93,472   1,764,751       0.0%
#*  Discovery Communications, Inc. Class B                           1,077      25,471       0.0%
#*  Discovery Communications, Inc. Class C                         128,860   2,294,997       0.0%
*   DISH Network Corp. Class A                                      27,800   1,349,412       0.0%
*   Dixie Group, Inc. (The)                                          7,544      29,044       0.0%
    Dollar General Corp.                                           158,881  12,843,940       0.2%
*   Dollar Tree, Inc.                                              130,642  11,921,082       0.2%
#   Domino's Pizza, Inc.                                            19,800   3,623,400       0.1%
#*  Dorman Products, Inc.                                           34,429   2,379,388       0.0%
    DR Horton, Inc.                                                193,224   8,542,433       0.1%
    Drive Shack, Inc.                                                6,669      24,342       0.0%
#   DSW, Inc. Class A                                               95,031   1,819,844       0.0%
#*  Duluth Holdings, Inc. Class B                                    5,670     117,142       0.0%
#   Dunkin' Brands Group, Inc.                                      42,812   2,528,905       0.0%
#   Educational Development Corp.                                    1,000      12,500       0.0%
*   El Pollo Loco Holdings, Inc.                                     5,500      63,250       0.0%
#*  Eldorado Resorts, Inc.                                          24,198     621,889       0.0%
*   Emerson Radio Corp.                                             11,467      16,512       0.0%
*   Emmis Communications Corp. Class A                               2,473       8,507       0.0%
#   Entercom Communications Corp. Class A                           24,701     272,946       0.0%
    Entravision Communications Corp. Class A                        77,318     402,054       0.0%
    Escalade, Inc.                                                   7,797      96,293       0.0%
#   Ethan Allen Interiors, Inc.                                     33,523     997,309       0.0%
*   EVINE Live, Inc.                                                18,299      21,044       0.0%
#*  EW Scripps Co. (The) Class A                                    64,132   1,112,049       0.0%
#   Expedia, Inc.                                                   41,034   5,115,298       0.1%
#*  Express, Inc.                                                   88,112     596,518       0.0%
    Extended Stay America, Inc.                                    234,451   4,646,819       0.1%
#*  Famous Dave's of America, Inc.                                   4,600      18,170       0.0%
#*  Fiesta Restaurant Group, Inc.                                   30,018     496,798       0.0%
#   Finish Line, Inc. (The) Class A                                 43,663     404,756       0.0%
#*  Five Below, Inc.                                                35,201   1,944,855       0.0%
    Flexsteel Industries, Inc.                                       6,129     308,105       0.0%
#   Foot Locker, Inc.                                               96,404   2,899,832       0.0%
    Ford Motor Co.                                               1,604,855  19,691,571       0.3%
#*  Fossil Group, Inc.                                              12,354      97,350       0.0%
#*  Fox Factory Holding Corp.                                       45,567   1,938,876       0.0%
*   Francesca's Holdings Corp.                                      78,355     506,957       0.0%
#   Fred's, Inc. Class A                                            25,508     112,490       0.0%
*   FTD Cos., Inc.                                                  22,530     243,324       0.0%
*   Full House Resorts, Inc.                                         6,121      17,322       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  G-III Apparel Group, Ltd.                                     59,396 $ 1,505,095       0.0%
#*  Gaia, Inc.                                                     1,100      13,365       0.0%
#   GameStop Corp. Class A                                       123,013   2,299,113       0.0%
    Gaming Partners International Corp.                            3,430      37,318       0.0%
    Gannett Co., Inc.                                            132,242   1,150,505       0.0%
#   Gap, Inc. (The)                                              254,525   6,615,105       0.1%
#   Garmin, Ltd.                                                  60,621   3,431,755       0.1%
    General Motors Co.                                           614,834  26,425,565       0.3%
*   Genesco, Inc.                                                 21,534     527,583       0.0%
    Gentex Corp.                                                 298,217   5,788,392       0.1%
*   Gentherm, Inc.                                                42,958   1,439,093       0.0%
#   Genuine Parts Co.                                             83,779   7,391,821       0.1%
#*  Global Eagle Entertainment, Inc.                               6,773      16,458       0.0%
#   GNC Holdings, Inc. Class A                                    12,205      83,482       0.0%
    Goodyear Tire & Rubber Co. (The)                             221,456   6,774,339       0.1%
    Graham Holdings Co. Class B                                    4,575   2,545,759       0.0%
#*  Grand Canyon Education, Inc.                                  60,151   5,384,116       0.1%
#*  Gray Television, Inc.                                         78,623   1,224,160       0.0%
*   Gray Television, Inc. Class A                                  2,300      29,325       0.0%
#*  Green Brick Partners, Inc.                                     4,722      51,234       0.0%
#   Group 1 Automotive, Inc.                                      24,948   1,960,164       0.0%
#*  Groupon, Inc.                                                312,273   1,489,542       0.0%
#   Guess?, Inc.                                                  96,759   1,568,463       0.0%
#   H&R Block, Inc.                                               87,365   2,161,410       0.0%
#*  Habit Restaurants, Inc. (The) Class A                          5,712      70,258       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                      7,344     284,727       0.0%
*   Hamilton Beach Brands Holding Co. Class B                      7,344     284,727       0.0%
#   Hanesbrands, Inc.                                             75,331   1,694,948       0.0%
#   Harley-Davidson, Inc.                                        108,713   5,146,473       0.1%
*   Harte-Hanks, Inc.                                             22,325      23,218       0.0%
    Hasbro, Inc.                                                  22,167   2,052,443       0.0%
    Haverty Furniture Cos., Inc.                                  21,314     508,339       0.0%
    Haverty Furniture Cos., Inc. Class A                             717      17,047       0.0%
#*  Helen of Troy, Ltd.                                           26,040   2,419,116       0.0%
#*  Hemisphere Media Group, Inc.                                   5,027      61,329       0.0%
#*  Hibbett Sports, Inc.                                          18,677     239,066       0.0%
*   Hilton Grand Vacations, Inc.                                  47,432   1,942,815       0.0%
    Hilton Worldwide Holdings, Inc.                               25,554   1,847,043       0.0%
    Home Depot, Inc. (The)                                       119,588  19,825,299       0.3%
    Hooker Furniture Corp.                                        13,297     630,278       0.0%
#*  Horizon Global Corp.                                          18,085     293,520       0.0%
#*  Houghton Mifflin Harcourt Co.                                146,940   1,454,706       0.0%
#*  Hovnanian Enterprises, Inc. Class A                           17,387      42,077       0.0%
    HSN, Inc.                                                     37,236   1,403,797       0.0%
*   Hyatt Hotels Corp. Class A                                    26,905   1,685,867       0.0%
#*  Iconix Brand Group, Inc.                                      65,373     107,212       0.0%
    ILG, Inc.                                                    107,080   3,177,064       0.1%
#*  IMAX Corp.                                                    19,737     478,622       0.0%
*   Installed Building Products, Inc.                             25,122   1,751,003       0.0%
#   International Game Technology P.L.C.                          48,760   1,145,860       0.0%
    International Speedway Corp. Class A                          25,651     996,541       0.0%
#   Interpublic Group of Cos., Inc. (The)                        231,564   4,457,607       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Consumer Discretionary -- (Continued)
#*  iRobot Corp.                                                  20,886 $1,403,330       0.0%
*   J Alexander's Holdings, Inc.                                  10,076    105,798       0.0%
    Jack in the Box, Inc.                                         30,910  3,199,494       0.1%
#*  JAKKS Pacific, Inc.                                            8,687     23,889       0.0%
#*  Jamba, Inc.                                                    8,857     72,805       0.0%
#*  JC Penney Co., Inc.                                          202,730    567,644       0.0%
#   John Wiley & Sons, Inc. Class A                               52,065  2,845,352       0.0%
    John Wiley & Sons, Inc. Class B                                2,517    137,869       0.0%
    Johnson Outdoors, Inc. Class A                                 7,185    540,384       0.0%
*   K12, Inc.                                                     44,013    713,891       0.0%
    KB Home                                                       49,212  1,349,885       0.0%
*   Kirkland's, Inc.                                              14,201    166,152       0.0%
#   Kohl's Corp.                                                 153,238  6,399,219       0.1%
#*  Kona Grill, Inc.                                               6,378     21,366       0.0%
#   L Brands, Inc.                                                46,785  2,013,626       0.0%
*   La Quinta Holdings, Inc.                                     145,626  2,565,930       0.0%
    La-Z-Boy, Inc.                                                55,566  1,497,504       0.0%
*   Lakeland Industries, Inc.                                      3,363     53,304       0.0%
#*  Lands' End, Inc.                                               5,571     60,724       0.0%
    Las Vegas Sands Corp.                                         44,267  2,805,642       0.0%
#   LCI Industries                                                41,088  5,086,694       0.1%
    Lear Corp.                                                    56,080  9,847,087       0.1%
#   Leggett & Platt, Inc.                                         63,610  3,006,209       0.1%
    Lennar Corp. Class A                                          84,959  4,729,668       0.1%
    Lennar Corp. Class B                                          14,859    712,489       0.0%
    Libbey, Inc.                                                  28,141    192,484       0.0%
*   Liberty Broadband Corp. Class A                               16,815  1,449,621       0.0%
*   Liberty Broadband Corp. Class B                                  145     12,693       0.0%
#*  Liberty Broadband Corp. Class C                               40,851  3,565,884       0.1%
#*  Liberty Expedia Holdings, Inc. Class A                        32,296  1,488,846       0.0%
*   Liberty Interactive Corp., QVC Group Class A                 226,805  5,153,010       0.1%
*   Liberty Interactive Corp., QVC Group Class B                     600     13,665       0.0%
#*  Liberty Media Corp.-Liberty Braves Class A                     4,772    112,047       0.0%
*   Liberty Media Corp.-Liberty Braves Class B                        58      1,452       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                     9,661    228,096       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A               11,931    434,288       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class B                  145      5,320       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C               24,153    921,195       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                  47,725  1,990,610       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class B                     581     24,684       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                  96,612  4,023,890       0.1%
    Liberty Tax, Inc.                                              3,324     43,378       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A                    79,970    863,676       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class B                       110      1,350       0.0%
#*  Liberty Ventures Series A                                     53,988  3,075,156       0.1%
    Lifetime Brands, Inc.                                         15,560    290,194       0.0%
*   Lindblad Expeditions Holdings, Inc.                            4,692     50,298       0.0%
#*  Lions Gate Entertainment Corp. Class A                        60,868  1,766,389       0.0%
#*  Lions Gate Entertainment Corp. Class B                        69,495  1,922,232       0.0%
#   Lithia Motors, Inc. Class A                                   33,589  3,801,603       0.1%
#*  Live Nation Entertainment, Inc.                              221,538  9,698,934       0.1%
*   LKQ Corp.                                                    165,502  6,237,770       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Lowe's Cos., Inc.                                            216,161 $17,282,072       0.2%
*   Luby's, Inc.                                                  24,827      59,833       0.0%
#*  Lululemon Athletica, Inc.                                     29,191   1,795,538       0.0%
#*  Lumber Liquidators Holdings, Inc.                              9,988     307,431       0.0%
*   M/I Homes, Inc.                                               25,779     861,019       0.0%
#   Macy's, Inc.                                                 152,219   2,855,628       0.0%
*   Madison Square Garden Co. (The) Class A                       17,878   3,981,252       0.1%
*   Malibu Boats, Inc. Class A                                    16,982     529,838       0.0%
    Marcus Corp. (The)                                            12,065     327,565       0.0%
    Marine Products Corp.                                         10,739     154,319       0.0%
*   MarineMax, Inc.                                               29,133     540,417       0.0%
#   Marriott International, Inc. Class A                          59,573   7,117,782       0.1%
#   Marriott Vacations Worldwide Corp.                            29,938   3,940,440       0.1%
#   Mattel, Inc.                                                 131,296   1,853,900       0.0%
#*  McClatchy Co. (The) Class A                                    5,251      51,722       0.0%
    McDonald's Corp.                                             102,238  17,064,545       0.2%
#   MDC Holdings, Inc.                                            61,231   2,267,996       0.0%
#   Meredith Corp.                                                56,690   3,004,570       0.0%
#*  Meritage Homes Corp.                                          41,802   2,035,757       0.0%
#   MGM Resorts International                                    191,385   5,999,920       0.1%
#*  Michael Kors Holdings, Ltd.                                  131,641   6,425,397       0.1%
#*  Michaels Cos., Inc. (The)                                     78,716   1,528,665       0.0%
*   Modine Manufacturing Co.                                      50,264   1,058,057       0.0%
*   Mohawk Industries, Inc.                                       36,066   9,440,636       0.1%
*   Monarch Casino & Resort, Inc.                                  1,439      64,194       0.0%
#   Monro, Inc.                                                   38,080   1,879,248       0.0%
#*  Motorcar Parts of America, Inc.                               20,356     588,492       0.0%
#   Movado Group, Inc.                                            11,955     331,154       0.0%
*   MSG Networks, Inc. Class A                                    60,925   1,057,049       0.0%
#*  Murphy USA, Inc.                                              55,555   4,131,070       0.1%
#*  Nathan's Famous, Inc.                                          4,377     354,975       0.0%
#   National CineMedia, Inc.                                      53,155     357,733       0.0%
#*  Nautilus, Inc.                                                40,483     526,279       0.0%
*   Netflix, Inc.                                                 22,400   4,400,032       0.1%
*   New Home Co., Inc. (The)                                         545       6,338       0.0%
    New Media Investment Group, Inc.                              31,758     507,175       0.0%
#*  New York & Co., Inc.                                          54,882      94,397       0.0%
    New York Times Co. (The) Class A                             125,086   2,389,143       0.0%
#   Newell Brands, Inc.                                          126,626   5,163,808       0.1%
    News Corp. Class A                                           195,112   2,665,230       0.0%
#   News Corp. Class B                                            97,562   1,356,112       0.0%
#   Nexstar Media Group, Inc. Class A                             66,043   4,213,543       0.1%
    NIKE, Inc. Class B                                           143,458   7,888,755       0.1%
    Nobility Homes, Inc.                                           1,152      19,446       0.0%
#   Nordstrom, Inc.                                               42,697   1,692,936       0.0%
#*  Norwegian Cruise Line Holdings, Ltd.                          88,068   4,909,791       0.1%
#   Nutrisystem, Inc.                                             23,167   1,157,192       0.0%
*   NVR, Inc.                                                      2,277   7,471,679       0.1%
#*  O'Reilly Automotive, Inc.                                     30,530   6,440,304       0.1%
    Office Depot, Inc.                                           619,348   1,919,979       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                         35,927   1,604,141       0.0%
#   Omnicom Group, Inc.                                           39,896   2,680,612       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Overstock.com, Inc.                                           32,695 $ 1,500,701       0.0%
#   Oxford Industries, Inc.                                       20,786   1,342,776       0.0%
#   Papa John's International, Inc.                               28,426   1,934,389       0.0%
#*  Papa Murphy's Holdings, Inc.                                   6,677      37,057       0.0%
#*  Party City Holdco, Inc.                                       15,966     178,021       0.0%
#*  Penn National Gaming, Inc.                                    37,631     981,793       0.0%
#   Penske Automotive Group, Inc.                                100,789   4,698,783       0.1%
*   Perry Ellis International, Inc.                                9,214     214,594       0.0%
    PetMed Express, Inc.                                          22,786     805,713       0.0%
*   PICO Holdings, Inc.                                           11,695     221,036       0.0%
#   Pier 1 Imports, Inc.                                          96,630     401,981       0.0%
#*  Pinnacle Entertainment, Inc.                                  28,547     738,511       0.0%
#   Planet Fitness, Inc. Class A                                  61,837   1,647,338       0.0%
*   Playa Hotels & Resorts NV                                      6,580      67,971       0.0%
#   Polaris Industries, Inc.                                      48,416   5,733,907       0.1%
    Pool Corp.                                                    24,941   3,012,374       0.1%
#*  Potbelly Corp.                                                22,742     274,041       0.0%
*   Priceline Group, Inc. (The)                                    4,900   9,368,604       0.1%
#   PulteGroup, Inc.                                             210,129   6,352,200       0.1%
    PVH Corp.                                                     42,047   5,331,980       0.1%
#   Ralph Lauren Corp.                                            20,878   1,867,120       0.0%
    RCI Hospitality Holdings, Inc.                                12,873     354,651       0.0%
#*  Reading International, Inc. Class A                           17,935     280,683       0.0%
#*  Red Lion Hotels Corp.                                         20,113     176,994       0.0%
#*  Red Robin Gourmet Burgers, Inc.                               14,873   1,017,313       0.0%
#   Red Rock Resorts, Inc. Class A                                57,785   1,423,245       0.0%
#   Regal Entertainment Group Class A                             59,771     977,256       0.0%
#*  Regis Corp.                                                   66,753     996,622       0.0%
#   Rent-A-Center, Inc.                                           38,161     379,320       0.0%
    Rocky Brands, Inc.                                             6,987     127,862       0.0%
    Ross Stores, Inc.                                             68,236   4,332,304       0.1%
    Royal Caribbean Cruises, Ltd.                                 94,154  11,653,441       0.2%
*   Ruby Tuesday, Inc.                                            70,302     166,616       0.0%
    Ruth's Hospitality Group, Inc.                                60,715   1,281,087       0.0%
    Saga Communications, Inc. Class A                              1,505      65,844       0.0%
    Salem Media Group, Inc.                                       10,305      65,952       0.0%
#*  Sally Beauty Holdings, Inc.                                   88,312   1,528,681       0.0%
    Scholastic Corp.                                              28,381   1,048,394       0.0%
#*  Scientific Games Corp. Class A                                39,144   1,863,254       0.0%
    Scripps Networks Interactive, Inc. Class A                    45,848   3,818,221       0.1%
#*  Sears Hometown and Outlet Stores, Inc.                         1,300       2,048       0.0%
#   SeaWorld Entertainment, Inc.                                 119,404   1,370,758       0.0%
#*  Sequential Brands Group, Inc.                                  3,229       8,395       0.0%
    Service Corp. International                                  187,444   6,646,764       0.1%
*   ServiceMaster Global Holdings, Inc.                          100,425   4,731,022       0.1%
#*  Shake Shack, Inc. Class A                                      1,393      52,878       0.0%
*   Shiloh Industries, Inc.                                       19,397     180,004       0.0%
#   Shoe Carnival, Inc.                                           17,356     325,772       0.0%
#*  Shutterfly, Inc.                                              38,320   1,636,264       0.0%
#   Signet Jewelers, Ltd.                                         79,938   5,241,535       0.1%
    Sinclair Broadcast Group, Inc. Class A                       105,206   3,335,030       0.1%
#   Sirius XM Holdings, Inc.                                     151,402     823,627       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Six Flags Entertainment Corp.                                 41,784 $ 2,623,617       0.0%
*   Skechers U.S.A., Inc. Class A                                134,063   4,279,291       0.1%
*   Skyline Corp.                                                  1,175      14,676       0.0%
*   Sleep Number Corp.                                            54,004   1,755,130       0.0%
    Sonic Automotive, Inc. Class A                                38,777     769,723       0.0%
#   Sonic Corp.                                                   33,893     860,882       0.0%
#*  Sotheby's                                                     48,403   2,508,243       0.0%
    Speedway Motorsports, Inc.                                    41,156     821,062       0.0%
#*  Sportsman's Warehouse Holdings, Inc.                          50,206     205,845       0.0%
#   Stage Stores, Inc.                                             4,499       7,468       0.0%
    Standard Motor Products, Inc.                                 26,407   1,153,194       0.0%
    Starbucks Corp.                                              120,825   6,626,043       0.1%
#   Stein Mart, Inc.                                              49,748      53,230       0.0%
*   Steven Madden, Ltd.                                           70,654   2,755,506       0.0%
*   Stoneridge, Inc.                                              49,402   1,123,401       0.0%
    Strattec Security Corp.                                        3,827     176,616       0.0%
#   Strayer Education, Inc.                                       16,501   1,546,639       0.0%
#   Sturm Ruger & Co., Inc.                                       17,735     878,769       0.0%
    Superior Industries International, Inc.                       22,424     348,693       0.0%
    Superior Uniform Group, Inc.                                  13,632     319,943       0.0%
*   Sypris Solutions, Inc.                                         8,523      12,017       0.0%
#   Tailored Brands, Inc.                                          8,120     125,454       0.0%
*   Tandy Leather Factory, Inc.                                    9,590      75,282       0.0%
    Tapestry, Inc.                                               136,431   5,289,430       0.1%
#   Target Corp.                                                 197,383  11,653,492       0.2%
*   Taylor Morrison Home Corp. Class A                            88,024   2,125,780       0.0%
#   TEGNA, Inc.                                                  260,673   3,188,031       0.1%
*   Tempur Sealy International, Inc.                              26,245   1,715,636       0.0%
    Tenneco, Inc.                                                 48,867   2,839,661       0.0%
#*  Tesla, Inc.                                                    7,091   2,350,879       0.0%
    Texas Roadhouse, Inc.                                         63,815   3,191,388       0.1%
#   Thor Industries, Inc.                                         74,988  10,214,865       0.1%
#   Tiffany & Co.                                                 61,664   5,772,984       0.1%
    Tile Shop Holdings, Inc.                                      42,222     360,998       0.0%
    Tilly's, Inc. Class A                                          7,196      85,704       0.0%
    Time Warner, Inc.                                            259,315  25,488,071       0.3%
    Time, Inc.                                                   111,862   1,297,599       0.0%
    TJX Cos., Inc. (The)                                          56,625   3,952,425       0.1%
    Toll Brothers, Inc.                                          148,262   6,825,982       0.1%
*   TopBuild Corp.                                                27,987   1,846,862       0.0%
    Tower International, Inc.                                     30,396     924,038       0.0%
#*  Town Sports International Holdings, Inc.                      12,890      77,340       0.0%
*   Townsquare Media, Inc. Class A                                 2,711      28,303       0.0%
#   Tractor Supply Co.                                            49,600   2,988,896       0.0%
*   Trans World Entertainment Corp.                                  900       1,620       0.0%
*   TravelCenters of America LLC                                   3,000      14,700       0.0%
#*  TRI Pointe Group, Inc.                                       148,256   2,622,649       0.0%
    Tribune Media Co. Class A                                      9,112     372,954       0.0%
#*  TripAdvisor, Inc.                                             39,020   1,463,250       0.0%
#*  tronc, Inc.                                                    4,419      65,335       0.0%
#*  Tuesday Morning Corp.                                         29,673      91,986       0.0%
    Tupperware Brands Corp.                                       25,567   1,502,061       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Consumer Discretionary -- (Continued)
    Twenty-First Century Fox, Inc. Class A                       210,181 $    5,496,233       0.1%
    Twenty-First Century Fox, Inc. Class B                        80,250      2,042,363       0.0%
*   Ulta Salon Cosmetics & Fragrance, Inc.                        19,777      3,990,801       0.1%
#*  Under Armour, Inc. Class A                                    81,537      1,020,843       0.0%
#*  Under Armour, Inc. Class C                                   104,748      1,207,744       0.0%
*   Unifi, Inc.                                                   14,202        540,386       0.0%
    Unique Fabricating, Inc.                                       1,260         10,811       0.0%
#*  Universal Electronics, Inc.                                   14,031        841,860       0.0%
*   Universal Technical Institute, Inc.                           13,926         46,374       0.0%
#*  Urban One, Inc.                                                  841          1,472       0.0%
#*  Urban Outfitters, Inc.                                       152,293      3,734,224       0.1%
*   US Auto Parts Network, Inc.                                   17,215         44,070       0.0%
    Vail Resorts, Inc.                                            29,350      6,721,737       0.1%
*   Vera Bradley, Inc.                                            40,288        290,074       0.0%
    VF Corp.                                                      53,460      3,723,489       0.1%
#   Viacom, Inc. Class A                                           8,633        259,422       0.0%
#   Viacom, Inc. Class B                                         248,278      5,966,120       0.1%
#*  Vista Outdoor, Inc.                                           69,270      1,448,436       0.0%
*   Visteon Corp.                                                 43,035      5,424,131       0.1%
#*  Vitamin Shoppe, Inc.                                          23,500        108,100       0.0%
*   VOXX International Corp.                                      14,866         99,602       0.0%
    Walt Disney Co. (The)                                        365,590     35,758,358       0.4%
*   Wayfair, Inc. Class A                                          4,212        294,419       0.0%
*   Weight Watchers International, Inc.                           25,784      1,158,217       0.0%
#   Wendy's Co. (The)                                            298,595      4,541,630       0.1%
    Weyco Group, Inc.                                              5,289        143,808       0.0%
#   Whirlpool Corp.                                               45,565      7,469,470       0.1%
#*  William Lyon Homes Class A                                    25,280        701,520       0.0%
#   Williams-Sonoma, Inc.                                        131,683      6,794,843       0.1%
#   Wingstop, Inc.                                                20,623        698,501       0.0%
    Winmark Corp.                                                  2,732        357,209       0.0%
#   Winnebago Industries, Inc.                                    37,001      1,818,599       0.0%
    Wolverine World Wide, Inc.                                    91,834      2,507,068       0.0%
#   World Wrestling Entertainment, Inc. Class A                   17,977        476,930       0.0%
#   Wyndham Worldwide Corp.                                       48,100      5,139,485       0.1%
#   Wynn Resorts, Ltd.                                            15,906      2,345,976       0.0%
    Yum! Brands, Inc.                                             33,855      2,520,505       0.0%
#*  ZAGG, Inc.                                                    31,708        496,230       0.0%
#*  Zumiez, Inc.                                                  30,352        535,713       0.0%
                                                                         --------------      ----
Total Consumer Discretionary                                              1,177,351,236      14.3%
                                                                         --------------      ----
Consumer Staples -- (5.4%)
    Alico, Inc.                                                    6,236        205,164       0.0%
*   Alliance One International, Inc.                               5,380         57,566       0.0%
    Altria Group, Inc.                                           204,026     13,102,550       0.2%
    Andersons, Inc. (The)                                         32,756      1,226,712       0.0%
    Archer-Daniels-Midland Co.                                   131,574      5,377,429       0.1%
#*  Avon Products, Inc.                                          285,356        650,612       0.0%
#   B&G Foods, Inc.                                               90,474      2,877,073       0.1%
#*  Blue Buffalo Pet Products, Inc.                               97,111      2,809,421       0.0%
#   Bob Evans Farms, Inc.                                         20,767      1,603,005       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Staples -- (Continued)
#*  Boston Beer Co., Inc. (The) Class A                           11,515 $ 2,050,246       0.0%
*   Bridgford Foods Corp.                                          2,509      32,517       0.0%
    Brown-Forman Corp. Class A                                    11,686     669,958       0.0%
#   Brown-Forman Corp. Class B                                    35,633   2,031,794       0.0%
    Bunge, Ltd.                                                   93,189   6,409,539       0.1%
#*  Cal-Maine Foods, Inc.                                         49,683   2,235,735       0.0%
#   Calavo Growers, Inc.                                          17,713   1,305,448       0.0%
#   Campbell Soup Co.                                             50,190   2,377,500       0.0%
#   Casey's General Stores, Inc.                                  48,268   5,530,065       0.1%
*   CCA Industries, Inc.                                           3,031       9,078       0.0%
*   Central Garden & Pet Co.                                      12,608     481,373       0.0%
*   Central Garden & Pet Co. Class A                              43,652   1,611,195       0.0%
#*  Chefs' Warehouse, Inc. (The)                                  22,472     448,316       0.0%
    Church & Dwight Co., Inc.                                     73,376   3,314,394       0.1%
    Clorox Co. (The)                                              22,050   2,789,986       0.0%
    Coca-Cola Bottling Co. Consolidated                            9,620   2,169,887       0.0%
    Coca-Cola Co. (The)                                          484,883  22,294,920       0.3%
    Colgate-Palmolive Co.                                         76,902   5,417,746       0.1%
    Conagra Brands, Inc.                                         128,847   4,401,414       0.1%
    Constellation Brands, Inc. Class A                            78,551  17,209,739       0.2%
    Constellation Brands, Inc. Class B                             1,902     412,259       0.0%
    Costco Wholesale Corp.                                        59,834   9,638,061       0.1%
#   Coty, Inc. Class A                                           336,191   5,177,341       0.1%
#*  Craft Brew Alliance, Inc.                                     20,621     376,333       0.0%
*   Crimson Wine Group, Ltd.                                       9,858     100,059       0.0%
    CVS Health Corp.                                             339,252  23,248,940       0.3%
*   Darling Ingredients, Inc.                                    154,648   2,822,326       0.0%
    Dean Foods Co.                                               126,042   1,228,910       0.0%
    Dr Pepper Snapple Group, Inc.                                 62,606   5,362,830       0.1%
#*  Edgewell Personal Care Co.                                    59,688   3,875,542       0.1%
#   Energizer Holdings, Inc.                                      31,287   1,345,028       0.0%
    Estee Lauder Cos., Inc. (The) Class A                         17,200   1,923,132       0.0%
#*  Farmer Brothers Co.                                           19,168     650,754       0.0%
#   Flowers Foods, Inc.                                          227,911   4,337,146       0.1%
    Fresh Del Monte Produce, Inc.                                 51,675   2,300,054       0.0%
#   General Mills, Inc.                                           62,174   3,228,074       0.1%
#*  Hain Celestial Group, Inc. (The)                              76,799   2,766,300       0.0%
#*  Herbalife, Ltd.                                               34,042   2,472,130       0.0%
    Hershey Co. (The)                                              6,900     732,642       0.0%
#   Hormel Foods Corp.                                           154,724   4,821,200       0.1%
#*  Hostess Brands, Inc.                                          83,067     957,763       0.0%
*   HRG Group, Inc.                                              143,119   2,321,390       0.0%
    Ingles Markets, Inc. Class A                                  16,579     386,291       0.0%
    Ingredion, Inc.                                               60,426   7,574,399       0.1%
    Inter Parfums, Inc.                                           27,932   1,293,252       0.0%
#*  Inventure Foods, Inc.                                          6,441      25,764       0.0%
#   J&J Snack Foods Corp.                                         19,581   2,607,602       0.0%
#   JM Smucker Co. (The)                                          56,032   5,942,194       0.1%
#   John B. Sanfilippo & Son, Inc.                                10,470     616,160       0.0%
#   Kellogg Co.                                                   21,066   1,317,257       0.0%
    Kimberly-Clark Corp.                                          30,133   3,390,264       0.1%
    Kraft Heinz Co. (The)                                        116,586   9,015,595       0.1%

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T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Staples -- (Continued)
#   Kroger Co. (The)                                             178,874 $ 3,702,692       0.1%
    Lamb Weston Holdings, Inc.                                    40,621   2,071,265       0.0%
#   Lancaster Colony Corp.                                        19,955   2,498,765       0.0%
*   Landec Corp.                                                  27,381     362,798       0.0%
*   Lifeway Foods, Inc.                                            2,867      28,842       0.0%
    Limoneira Co.                                                  2,654      61,971       0.0%
    Mannatech, Inc.                                                  600       8,640       0.0%
    McCormick & Co., Inc.                                          1,509     150,568       0.0%
#   McCormick & Co., Inc. Non-Voting                              20,206   2,011,103       0.0%
    Medifast, Inc.                                                21,814   1,361,194       0.0%
#   MGP Ingredients, Inc.                                         23,869   1,622,137       0.0%
    Molson Coors Brewing Co. Class A                                 266      22,058       0.0%
    Molson Coors Brewing Co. Class B                              90,418   7,312,104       0.1%
    Mondelez International, Inc. Class A                         418,428  17,335,472       0.2%
*   Monster Beverage Corp.                                        81,819   4,739,775       0.1%
#   National Beverage Corp.                                       23,726   2,322,775       0.0%
#*  Natural Alternatives International, Inc.                       5,470      57,982       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.                      10,124      49,709       0.0%
#   Natural Health Trends Corp.                                    6,437     123,977       0.0%
    Nature's Sunshine Products, Inc.                               4,669      46,223       0.0%
#   Nu Skin Enterprises, Inc. Class A                             61,688   3,923,974       0.1%
    Oil-Dri Corp. of America                                       5,619     236,054       0.0%
    Omega Protein Corp.                                           22,885     501,182       0.0%
#   Orchids Paper Products Co.                                     8,669     106,455       0.0%
    PepsiCo, Inc.                                                155,127  17,099,649       0.2%
*   Performance Food Group Co.                                    75,431   2,134,697       0.0%
    Philip Morris International, Inc.                            124,624  13,040,655       0.2%
#*  Pilgrim's Pride Corp.                                         89,398   2,841,068       0.0%
    Pinnacle Foods, Inc.                                         123,860   6,740,461       0.1%
#*  Post Holdings, Inc.                                           89,548   7,426,216       0.1%
#   PriceSmart, Inc.                                              26,962   2,259,416       0.0%
#*  Primo Water Corp.                                             19,219     211,601       0.0%
    Procter & Gamble Co. (The)                                   458,732  39,606,921       0.5%
#*  Revlon, Inc. Class A                                          27,411     616,748       0.0%
#*  Rite Aid Corp.                                               267,434     441,266       0.0%
    Rocky Mountain Chocolate Factory, Inc.                         4,490      51,635       0.0%
#   Sanderson Farms, Inc.                                         30,833   4,611,692       0.1%
    Seaboard Corp.                                                   346   1,522,442       0.0%
*   Seneca Foods Corp. Class A                                     8,682     312,552       0.0%
*   Seneca Foods Corp. Class B                                       283      10,712       0.0%
#*  Smart & Final Stores, Inc.                                     3,401      20,406       0.0%
#   Snyder's-Lance, Inc.                                          88,992   3,348,769       0.1%
    SpartanNash Co.                                               31,959     784,593       0.0%
#   Spectrum Brands Holdings, Inc.                                44,660   4,909,027       0.1%
#*  Sprouts Farmers Market, Inc.                                 127,314   2,354,036       0.0%
#*  SUPERVALU, Inc.                                               59,353     966,860       0.0%
#   Sysco Corp.                                                   51,532   2,866,210       0.1%
#   Tootsie Roll Industries, Inc.                                 29,651   1,055,576       0.0%
#*  TreeHouse Foods, Inc.                                         46,119   3,061,379       0.1%
    Tyson Foods, Inc. Class A                                    140,474  10,241,959       0.1%
#*  United Natural Foods, Inc.                                    51,237   1,986,458       0.0%
    United-Guardian, Inc.                                          1,431      26,831       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Consumer Staples -- (Continued)
    Universal Corp.                                               28,824 $  1,653,056       0.0%
*   US Foods Holding Corp.                                        55,176    1,505,201       0.0%
#*  USANA Health Sciences, Inc.                                   33,692    2,213,564       0.0%
#   Vector Group, Ltd.                                            75,971    1,578,677       0.0%
#   Village Super Market, Inc. Class A                             8,926      214,135       0.0%
    Wal-Mart Stores, Inc.                                        683,245   59,654,121       0.7%
    Walgreens Boots Alliance, Inc.                               285,393   18,912,994       0.2%
#   WD-40 Co.                                                     13,211    1,464,439       0.0%
#   Weis Markets, Inc.                                            22,359      868,200       0.0%
                                                                         ------------       ---
Total Consumer Staples                                                    492,239,311       6.0%
                                                                         ------------       ---
Energy -- (4.9%)
*   Abraxas Petroleum Corp.                                       16,753       35,684       0.0%
    Adams Resources & Energy, Inc.                                 3,585      153,940       0.0%
    Anadarko Petroleum Corp.                                      62,937    3,107,200       0.1%
    Andeavor                                                     154,065   16,367,866       0.2%
#*  Antero Resources Corp.                                       110,926    2,151,964       0.0%
    Apache Corp.                                                  27,582    1,141,067       0.0%
    Arch Coal, Inc. Class A                                       34,088    2,605,005       0.0%
    Archrock, Inc.                                                44,829      537,948       0.0%
*   Ardmore Shipping Corp.                                         3,503       29,075       0.0%
#*  Aspen Aerogels, Inc.                                          10,407       46,623       0.0%
    Baker Hughes a GE Co.                                         69,015    2,169,141       0.0%
*   Bill Barrett Corp.                                            74,090      365,264       0.0%
#   Bristow Group, Inc.                                           30,627      289,119       0.0%
#   Cabot Oil & Gas Corp.                                        111,368    3,084,894       0.1%
#*  Callon Petroleum Co.                                         241,925    2,682,948       0.0%
#*  CARBO Ceramics, Inc.                                           3,649       30,214       0.0%
#*  Centennial Resource Development, Inc. Class A                106,813    2,075,377       0.0%
    Cheniere Energy Partners L.P. Holdings LLC                    13,761      344,575       0.0%
#*  Cheniere Energy, Inc.                                         39,587    1,850,296       0.0%
    Chevron Corp.                                                442,170   51,243,081       0.6%
    Cimarex Energy Co.                                            33,911    3,965,213       0.1%
*   Clean Energy Fuels Corp.                                      85,039      199,842       0.0%
#*  Cloud Peak Energy, Inc.                                       76,879      326,736       0.0%
#*  Concho Resources, Inc.                                        37,612    5,047,907       0.1%
    ConocoPhillips                                               287,785   14,720,203       0.2%
#*  CONSOL Energy, Inc.                                          221,158    3,567,279       0.1%
*   Contango Oil & Gas Co.                                        26,267      104,805       0.0%
#*  Continental Resources, Inc.                                   56,190    2,287,495       0.0%
#   Core Laboratories NV                                          21,785    2,176,322       0.0%
#   CVR Energy, Inc.                                               9,034      247,983       0.0%
*   Dawson Geophysical Co.                                        14,469       63,953       0.0%
    Delek US Holdings, Inc.                                       99,152    2,582,910       0.0%
#*  Denbury Resources, Inc.                                      167,744      206,325       0.0%
    Devon Energy Corp.                                            21,395      789,476       0.0%
    DHT Holdings, Inc.                                            62,472      246,140       0.0%
#*  Diamond Offshore Drilling, Inc.                               52,555      879,245       0.0%
#*  Diamondback Energy, Inc.                                      43,524    4,664,032       0.1%
#*  Dorian LPG, Ltd.                                               8,582       61,361       0.0%
#*  Dril-Quip, Inc.                                               43,700    1,839,770       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Energy -- (Continued)
#*  Earthstone Energy, Inc. Class A                                2,415 $    19,441       0.0%
*   Eclipse Resources Corp.                                       82,115     182,295       0.0%
*   Energen Corp.                                                 43,296   2,238,403       0.0%
*   ENGlobal Corp.                                                13,358      16,831       0.0%
    EnLink Midstream LLC                                          88,656   1,374,168       0.0%
#   Ensco P.L.C. Class A                                         206,967   1,115,552       0.0%
    EOG Resources, Inc.                                          139,897  13,971,513       0.2%
#*  EP Energy Corp. Class A                                       21,571      58,242       0.0%
#   EQT Corp.                                                     21,091   1,319,031       0.0%
*   Era Group, Inc.                                               17,019     183,124       0.0%
    Evolution Petroleum Corp.                                     19,002     140,615       0.0%
*   Exterran Corp.                                                33,415   1,078,302       0.0%
    Exxon Mobil Corp.                                            943,449  78,636,474       1.0%
#*  Forum Energy Technologies, Inc.                              129,925   1,870,920       0.0%
    Frank's International NV                                      13,159      86,981       0.0%
#   GasLog, Ltd.                                                  17,398     300,116       0.0%
#*  Geospace Technologies Corp.                                   10,570     158,761       0.0%
#   Green Plains, Inc.                                            48,513     892,639       0.0%
#   Gulf Island Fabrication, Inc.                                 11,124     146,281       0.0%
*   Gulfport Energy Corp.                                        222,032   3,041,838       0.1%
#*  Halcon Resources Corp.                                        63,860     420,199       0.0%
    Halliburton Co.                                              116,826   4,993,143       0.1%
#*  Helix Energy Solutions Group, Inc.                           168,952   1,152,253       0.0%
#   Helmerich & Payne, Inc.                                       52,812   2,868,220       0.0%
#   Hess Corp.                                                    82,467   3,641,743       0.1%
#   HollyFrontier Corp.                                          120,702   4,459,939       0.1%
*   International Seaways, Inc.                                   14,281     287,619       0.0%
#*  Jones Energy, Inc. Class A                                       113         145       0.0%
    Kinder Morgan, Inc.                                          444,682   8,053,191       0.1%
#*  Kosmos Energy, Ltd.                                          279,908   2,149,693       0.0%
#*  Laredo Petroleum, Inc.                                       124,867   1,488,415       0.0%
#   Marathon Oil Corp.                                           311,140   4,424,411       0.1%
    Marathon Petroleum Corp.                                     173,050  10,338,007       0.1%
#*  Matador Resources Co.                                         97,565   2,590,351       0.0%
*   Matrix Service Co.                                            26,162     368,884       0.0%
#*  McDermott International, Inc.                                332,725   2,202,639       0.0%
*   Mitcham Industries, Inc.                                      13,388      43,645       0.0%
#   Murphy Oil Corp.                                             203,607   5,446,487       0.1%
#   Nabors Industries, Ltd.                                      261,761   1,473,714       0.0%
#   NACCO Industries, Inc. Class A                                 7,344     305,510       0.0%
#   National Oilwell Varco, Inc.                                 167,066   5,711,987       0.1%
*   Natural Gas Services Group, Inc.                              15,772     438,462       0.0%
*   Newfield Exploration Co.                                     154,942   4,770,664       0.1%
#*  Newpark Resources, Inc.                                      122,312   1,070,230       0.0%
#*  Noble Corp. P.L.C.                                           298,246   1,240,703       0.0%
#   Noble Energy, Inc.                                           134,027   3,735,332       0.1%
#*  Oasis Petroleum, Inc.                                        286,413   2,706,603       0.0%
    Occidental Petroleum Corp.                                    88,994   5,746,343       0.1%
#   Oceaneering International, Inc.                              116,511   2,355,852       0.0%
#*  Oil States International, Inc.                                58,927   1,358,267       0.0%
    ONEOK, Inc.                                                   50,485   2,739,821       0.0%
*   Pacific Ethanol, Inc.                                          4,312      20,698       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Energy -- (Continued)
#   Panhandle Oil and Gas, Inc. Class A                           11,858 $    286,371       0.0%
*   Par Pacific Holdings, Inc.                                    26,748      561,441       0.0%
#*  Parker Drilling Co.                                          109,761      115,249       0.0%
#*  Parsley Energy, Inc. Class A                                  89,814    2,389,052       0.0%
#   Patterson-UTI Energy, Inc.                                   136,317    2,696,350       0.0%
#   PBF Energy, Inc. Class A                                     132,408    3,835,860       0.1%
#*  PDC Energy, Inc.                                              51,500    2,622,895       0.0%
#*  Peabody Energy Corp.                                           6,960      214,994       0.0%
#*  PetroQuest Energy, Inc.                                        5,485        9,873       0.0%
*   PHI, Inc. Non-Voting                                           8,318       97,237       0.0%
*   PHI, Inc. Voting                                                 212        2,421       0.0%
    Phillips 66                                                  125,687   11,447,572       0.2%
#*  Pioneer Energy Services Corp.                                 89,700      170,430       0.0%
#   Pioneer Natural Resources Co.                                 31,238    4,675,391       0.1%
*   QEP Resources, Inc.                                          228,237    2,042,721       0.0%
#   Range Resources Corp.                                         47,433      859,012       0.0%
#*  Renewable Energy Group, Inc.                                  59,963      725,552       0.0%
#*  REX American Resources Corp.                                   6,572      579,519       0.0%
#*  Rice Energy, Inc.                                            135,277    3,835,103       0.1%
*   RigNet, Inc.                                                   7,687      134,138       0.0%
#*  Ring Energy, Inc.                                             34,753      445,186       0.0%
#*  Rowan Cos. P.L.C. Class A                                    149,002    2,135,199       0.0%
#   RPC, Inc.                                                    135,339    3,290,091       0.1%
#*  RSP Permian, Inc.                                             99,139    3,411,373       0.1%
    Schlumberger, Ltd.                                           268,580   17,189,120       0.2%
#   Scorpio Tankers, Inc.                                        330,584    1,176,879       0.0%
*   SEACOR Holdings, Inc.                                         20,549      969,913       0.0%
#*  SEACOR Marine Holdings, Inc.                                  17,777      251,545       0.0%
#   SemGroup Corp. Class A                                        95,320    2,483,086       0.0%
    Ship Finance International, Ltd.                              57,055      850,120       0.0%
*   SilverBow Resources, Inc.                                      1,312       29,507       0.0%
#   SM Energy Co.                                                133,980    2,857,793       0.0%
#*  SRC Energy, Inc.                                             225,739    2,153,550       0.0%
*   Stone Energy Corp.                                             1,921       56,516       0.0%
#*  Superior Energy Services, Inc.                               179,783    1,585,686       0.0%
    Targa Resources Corp.                                         86,976    3,609,504       0.1%
*   TechnipFMC P.L.C.                                             76,981    2,108,510       0.0%
#*  Tesco Corp.                                                   54,654      210,418       0.0%
#*  TETRA Technologies, Inc.                                      78,499      222,937       0.0%
#*  Transocean, Ltd.                                             281,896    2,959,908       0.1%
#*  Ultra Petroleum Corp.                                        111,269      883,476       0.0%
#*  Unit Corp.                                                    59,178    1,107,812       0.0%
#   US Silica Holdings, Inc.                                      44,023    1,343,142       0.0%
    Valero Energy Corp.                                          171,420   13,523,324       0.2%
#*  Weatherford International P.L.C.                             491,030    1,703,874       0.0%
#*  Whiting Petroleum Corp.                                      243,470    1,463,255       0.0%
*   Willbros Group, Inc.                                          47,803      146,277       0.0%
    Williams Cos., Inc. (The)                                     88,285    2,516,122       0.0%
    World Fuel Services Corp.                                     52,763    1,466,811       0.0%
#*  WPX Energy, Inc.                                             310,747    3,505,226       0.1%
                                                                         ------------       ---
Total Energy                                                              442,680,316       5.4%
                                                                         ------------       ---

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (17.5%)
    1st Constitution Bancorp                                         6,020 $   108,059       0.0%
    1st Source Corp.                                                25,024   1,283,981       0.0%
    A-Mark Precious Metals, Inc.                                     7,393     114,813       0.0%
    Access National Corp.                                           11,999     349,171       0.0%
    ACNB Corp.                                                       1,965      54,824       0.0%
    Affiliated Managers Group, Inc.                                 19,651   3,664,911       0.1%
    Aflac, Inc.                                                     95,826   8,038,843       0.1%
*   Alleghany Corp.                                                  7,207   4,080,748       0.1%
#*  Allegiance Bancshares, Inc.                                        900      35,280       0.0%
    Allstate Corp. (The)                                           108,567  10,190,099       0.1%
    Ally Financial, Inc.                                           343,635   8,979,183       0.1%
*   Ambac Financial Group, Inc.                                     25,869     421,147       0.0%
    American Equity Investment Life Holding Co.                    106,726   3,149,484       0.0%
    American Express Co.                                           272,571  26,035,982       0.3%
    American Financial Group, Inc.                                  68,232   7,197,794       0.1%
    American International Group, Inc.                             269,115  17,387,520       0.2%
    American National Bankshares, Inc.                               8,832     345,773       0.0%
    American National Insurance Co.                                 17,036   2,073,792       0.0%
    American River Bankshares                                        2,071      31,479       0.0%
    Ameriprise Financial, Inc.                                      90,559  14,176,106       0.2%
#   Ameris Bancorp                                                  38,185   1,829,062       0.0%
    AMERISAFE, Inc.                                                 26,204   1,695,399       0.0%
    AmeriServ Financial, Inc.                                        3,367      13,805       0.0%
#   Amtrust Financial Services, Inc.                               182,941   2,297,739       0.0%
    Aon P.L.C.                                                      39,459   5,659,604       0.1%
#*  Arch Capital Group, Ltd.                                        57,433   5,722,624       0.1%
    Argo Group International Holdings, Ltd.                         36,175   2,277,216       0.0%
    Arrow Financial Corp.                                           14,733     520,075       0.0%
    Arthur J Gallagher & Co.                                        56,579   3,583,148       0.1%
#   Artisan Partners Asset Management, Inc. Class A                 41,907   1,441,601       0.0%
    Aspen Insurance Holdings, Ltd.                                  53,638   2,301,070       0.0%
    Associated Banc-Corp                                           130,908   3,311,972       0.0%
#   Associated Capital Group, Inc. Class A                           2,912     108,035       0.0%
    Assurant, Inc.                                                  58,469   5,884,905       0.1%
    Assured Guaranty, Ltd.                                         141,072   5,233,771       0.1%
#*  Asta Funding, Inc.                                                 736       5,262       0.0%
*   Atlantic Capital Bancshares, Inc.                                1,179      19,395       0.0%
*   Atlantic Coast Financial Corp.                                   8,468      73,841       0.0%
*   Atlanticus Holdings Corp.                                       11,295      25,640       0.0%
#*  Atlas Financial Holdings, Inc.                                   4,819      95,175       0.0%
    Auburn National Bancorporation, Inc.                               757      26,154       0.0%
    Axis Capital Holdings, Ltd.                                     75,408   4,101,441       0.1%
    Baldwin & Lyons, Inc. Class A                                      298       6,705       0.0%
    Baldwin & Lyons, Inc. Class B                                    9,068     208,111       0.0%
#   Banc of California, Inc.                                        56,944   1,198,671       0.0%
    BancFirst Corp.                                                 32,722   1,788,257       0.0%
#   Bancorp of New Jersey, Inc.                                      1,900      33,250       0.0%
*   Bancorp, Inc. (The)                                             59,203     497,897       0.0%
    BancorpSouth, Inc.                                             116,483   3,680,863       0.1%
    Bank Mutual Corp.                                               41,770     441,718       0.0%
    Bank of America Corp.                                        2,427,013  66,475,886       0.8%
#   Bank of Commerce Holdings                                        4,204      50,448       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   Bank of Hawaii Corp.                                          43,487 $ 3,548,974       0.1%
    Bank of Marin Bancorp                                          5,176     350,674       0.0%
    Bank of New York Mellon Corp. (The)                          267,890  13,782,940       0.2%
#   Bank of the Ozarks, Inc.                                      89,116   4,154,588       0.1%
    BankFinancial Corp.                                           23,262     368,470       0.0%
    BankUnited, Inc.                                              97,515   3,398,398       0.1%
#   Bankwell Financial Group, Inc.                                   500      18,300       0.0%
    Banner Corp.                                                  39,804   2,281,565       0.0%
    Bar Harbor Bankshares                                          8,161     246,707       0.0%
#   BB&T Corp.                                                   202,445   9,968,392       0.1%
    BCB Bancorp, Inc.                                              2,691      37,809       0.0%
    Bear State Financial, Inc.                                       110       1,129       0.0%
    Beneficial Bancorp, Inc.                                      80,152   1,322,508       0.0%
*   Berkshire Hathaway, Inc. Class B                             161,309  30,155,104       0.4%
    Berkshire Hills Bancorp, Inc.                                 49,084   1,879,917       0.0%
    BGC Partners, Inc. Class A                                   357,876   5,428,979       0.1%
    BlackRock, Inc.                                               30,468  14,345,248       0.2%
#   Blue Capital Reinsurance Holdings, Ltd.                        4,531      60,036       0.0%
    Blue Hills Bancorp, Inc.                                       2,178      47,263       0.0%
#*  BofI Holding, Inc.                                            55,788   1,500,697       0.0%
    BOK Financial Corp.                                           38,902   3,363,856       0.0%
    Boston Private Financial Holdings, Inc.                      117,108   1,862,017       0.0%
    Bridge Bancorp, Inc.                                           4,937     175,264       0.0%
*   Brighthouse Financial, Inc.                                   19,289   1,199,390       0.0%
    Brookline Bancorp, Inc.                                       98,733   1,520,488       0.0%
    Brown & Brown, Inc.                                          137,962   6,876,026       0.1%
    Bryn Mawr Bank Corp.                                          21,164     928,041       0.0%
#*  BSB Bancorp, Inc.                                                511      15,279       0.0%
    C&F Financial Corp.                                            1,176      68,208       0.0%
    California First National Bancorp                              1,859      28,629       0.0%
    Camden National Corp.                                         14,891     642,844       0.0%
#   Capital Bank Financial Corp. Class A                          41,100   1,668,660       0.0%
    Capital City Bank Group, Inc.                                 11,828     291,678       0.0%
#   Capital One Financial Corp.                                  129,872  11,971,601       0.2%
    Capitol Federal Financial, Inc.                              186,164   2,567,202       0.0%
    Cathay General Bancorp                                        87,165   3,643,497       0.1%
#   Cboe Global Markets, Inc.                                     40,772   4,609,682       0.1%
    CenterState Banks Corp.                                       74,856   1,994,164       0.0%
    Central Pacific Financial Corp.                               41,241   1,283,420       0.0%
    Central Valley Community Bancorp                               1,715      34,643       0.0%
    Century Bancorp, Inc. Class A                                  1,709     145,180       0.0%
#   Charles Schwab Corp. (The)                                   167,241   7,499,086       0.1%
    Charter Financial Corp.                                        4,551      87,243       0.0%
#   Chemical Financial Corp.                                      64,073   3,376,006       0.0%
    Chemung Financial Corp.                                        1,200      56,688       0.0%
    Chubb, Ltd.                                                   94,708  14,283,861       0.2%
    Cincinnati Financial Corp.                                    73,427   5,152,373       0.1%
#   CIT Group, Inc.                                               74,984   3,495,754       0.1%
    Citigroup, Inc.                                              627,426  46,115,811       0.6%
    Citizens & Northern Corp.                                      5,885     143,771       0.0%
    Citizens Community Bancorp, Inc.                               1,100      14,971       0.0%
    Citizens Financial Group, Inc.                               164,685   6,259,677       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Citizens Holding Co.                                             200 $     4,900       0.0%
#*  Citizens, Inc.                                                28,479     215,871       0.0%
#   City Holding Co.                                              18,482   1,302,796       0.0%
#   Clifton Bancorp, Inc.                                         31,379     534,384       0.0%
    CME Group, Inc.                                               74,261  10,186,381       0.1%
#   CNA Financial Corp.                                           71,240   3,856,221       0.1%
    CNB Financial Corp.                                            7,770     223,388       0.0%
    CNO Financial Group, Inc.                                    150,916   3,617,457       0.1%
*   Coastway Bancorp, Inc.                                           802      16,241       0.0%
    CoBiz Financial, Inc.                                         43,345     885,972       0.0%
    Codorus Valley Bancorp, Inc.                                   2,021      63,952       0.0%
#   Cohen & Steers, Inc.                                          56,047   2,437,484       0.0%
    Colony Bankcorp, Inc.                                            327       4,529       0.0%
    Columbia Banking System, Inc.                                 82,135   3,573,694       0.1%
    Comerica, Inc.                                                81,765   6,424,276       0.1%
#   Commerce Bancshares, Inc.                                     96,527   5,614,010       0.1%
    Commercial National Financial Corp.                              923      19,937       0.0%
#   Community Bank System, Inc.                                   64,346   3,557,690       0.1%
#*  Community Bankers Trust Corp.                                  4,000      34,600       0.0%
    Community Financial Corp. (The)                                  504      18,250       0.0%
    Community Trust Bancorp, Inc.                                 19,888     960,590       0.0%
    ConnectOne Bancorp, Inc.                                      17,330     465,311       0.0%
*   Consumer Portfolio Services, Inc.                             34,102     148,344       0.0%
#   County Bancorp, Inc.                                           1,594      52,060       0.0%
#*  Cowen, Inc.                                                   22,872     343,080       0.0%
    Crawford & Co. Class A                                        23,010     217,675       0.0%
#   Crawford & Co. Class B                                        18,001     212,052       0.0%
#*  Credit Acceptance Corp.                                       21,046   6,034,520       0.1%
#   Cullen/Frost Bankers, Inc.                                    57,621   5,675,668       0.1%
*   Customers Bancorp, Inc.                                       35,639     974,370       0.0%
#   CVB Financial Corp.                                          136,289   3,251,856       0.0%
    Diamond Hill Investment Group, Inc.                            3,492     740,060       0.0%
    Dime Community Bancshares, Inc.                               50,101   1,104,727       0.0%
    Discover Financial Services                                  151,360  10,069,981       0.1%
    DNB Financial Corp.                                              901      30,364       0.0%
    Donegal Group, Inc. Class A                                   20,793     356,392       0.0%
    Donegal Group, Inc. Class B                                    1,947      30,179       0.0%
#*  Donnelley Financial Solutions, Inc.                           47,259   1,016,069       0.0%
*   E*TRADE Financial Corp.                                      166,215   7,245,312       0.1%
*   Eagle Bancorp, Inc.                                           33,495   2,232,442       0.0%
    East West Bancorp, Inc.                                      138,768   8,303,877       0.1%
    Eaton Vance Corp.                                             95,879   4,839,013       0.1%
#*  eHealth, Inc.                                                  9,622     244,206       0.0%
    EMC Insurance Group, Inc.                                     16,920     498,463       0.0%
    Employers Holdings, Inc.                                      41,844   1,995,959       0.0%
#*  Encore Capital Group, Inc.                                    28,887   1,341,801       0.0%
#*  Enova International, Inc.                                     36,754     545,797       0.0%
*   Enstar Group, Ltd.                                            12,513   2,850,461       0.0%
*   Entegra Financial Corp.                                          600      16,350       0.0%
    Enterprise Bancorp, Inc.                                       3,913     141,259       0.0%
    Enterprise Financial Services Corp.                           28,030   1,222,108       0.0%
    Erie Indemnity Co. Class A                                    30,211   3,649,489       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    ESSA Bancorp, Inc.                                             7,776 $   125,738       0.0%
*   Essent Group, Ltd.                                            62,643   2,669,845       0.0%
#   Evans Bancorp, Inc.                                            2,507     109,180       0.0%
#   Evercore, Inc. Class A                                        45,505   3,644,950       0.1%
    Everest Re Group, Ltd.                                        24,621   5,846,256       0.1%
#*  Ezcorp, Inc. Class A                                          74,009     758,592       0.0%
#   FactSet Research Systems, Inc.                                14,215   2,699,002       0.0%
#   Farmers & Merchants Bancorop Inc.                              1,880      69,598       0.0%
    Farmers Capital Bank Corp.                                     5,157     214,531       0.0%
    Farmers National Banc Corp.                                      490       7,105       0.0%
#*  FB Financial Corp.                                             1,895      77,449       0.0%
    FBL Financial Group, Inc. Class A                             21,123   1,633,864       0.0%
*   FCB Financial Holdings, Inc. Class A                          51,489   2,404,536       0.0%
    Federal Agricultural Mortgage Corp. Class A                      635      46,514       0.0%
    Federal Agricultural Mortgage Corp. Class C                    9,092     674,990       0.0%
#   Federated Investors, Inc. Class B                            159,517   4,956,193       0.1%
    Federated National Holding Co.                                13,480     206,783       0.0%
#   Fidelity & Guaranty Life                                       2,628      81,731       0.0%
    Fidelity Southern Corp.                                       30,765     674,676       0.0%
    Fifth Third Bancorp                                          407,439  11,774,987       0.2%
#   Financial Engines, Inc.                                       48,523   1,751,680       0.0%
    Financial Institutions, Inc.                                  16,968     556,550       0.0%
*   First Acceptance Corp.                                        16,289      16,370       0.0%
#   First American Financial Corp.                               118,781   6,464,062       0.1%
*   First BanCorp(318672706)                                      97,340     501,301       0.0%
    First Bancorp(318910106)                                      28,376   1,041,399       0.0%
    First Bancorp, Inc.                                            5,935     185,231       0.0%
#   First Bancshares, Inc. (The)                                     582      18,566       0.0%
    First Bank                                                     2,306      29,747       0.0%
    First Busey Corp.                                             54,181   1,686,113       0.0%
    First Business Financial Services, Inc.                        6,193     137,670       0.0%
    First Capital, Inc.                                              202       7,272       0.0%
#   First Citizens BancShares, Inc. Class A                        9,362   3,791,610       0.1%
    First Commonwealth Financial Corp.                           118,223   1,721,327       0.0%
    First Community Bancshares, Inc.                              15,421     460,625       0.0%
    First Community Corp.                                          1,400      31,290       0.0%
    First Connecticut Bancorp, Inc.                                3,987     105,257       0.0%
    First Defiance Financial Corp.                                 7,653     414,793       0.0%
#   First Financial Bancorp                                       80,070   2,185,911       0.0%
#   First Financial Bankshares, Inc.                              47,172   2,153,402       0.0%
    First Financial Corp.                                          7,979     379,003       0.0%
    First Financial Northwest, Inc.                               13,447     223,624       0.0%
*   First Foundation, Inc.                                         3,854      71,338       0.0%
#   First Horizon National Corp.                                 236,393   4,437,097       0.1%
    First Internet Bancorp                                         1,651      62,243       0.0%
    First Interstate Bancsystem, Inc. Class A                     39,983   1,571,332       0.0%
    First Merchants Corp.                                         57,540   2,474,220       0.0%
    First Midwest Bancorp, Inc.                                  140,824   3,251,626       0.0%
*   First Northwest Bancorp                                        2,600      43,992       0.0%
    First of Long Island Corp. (The)                              10,731     338,563       0.0%
    First Republic Bank                                           47,024   4,580,138       0.1%
    First Savings Financial Group, Inc.                              481      26,532       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#   First South Bancorp, Inc.                                      4,040 $    75,346       0.0%
*   First United Corp.                                             1,944      34,020       0.0%
#   FirstCash, Inc.                                               62,082   3,963,936       0.1%
*   Flagstar Bancorp, Inc.                                        52,022   1,944,062       0.0%
    Flushing Financial Corp.                                      38,335   1,149,283       0.0%
    FNB Bancorp                                                    1,404      48,508       0.0%
    FNB Corp.                                                    240,488   3,244,183       0.0%
    FNF Group                                                    140,300   5,250,026       0.1%
*   FNFV Group                                                    61,310   1,057,598       0.0%
#*  Franklin Financial Network, Inc.                               3,979     136,480       0.0%
    Franklin Resources, Inc.                                     121,946   5,137,585       0.1%
    FS Bancorp, Inc.                                                 781      42,393       0.0%
    Fulton Financial Corp.                                       183,620   3,341,884       0.0%
#   Gain Capital Holdings, Inc.                                   36,233     267,400       0.0%
    GAMCO Investors, Inc. Class A                                  6,433     186,300       0.0%
*   Genworth Financial, Inc. Class A                             268,656     889,251       0.0%
#   German American Bancorp, Inc.                                 22,339     803,757       0.0%
#   Glacier Bancorp, Inc.                                        103,765   3,938,919       0.1%
*   Global Indemnity, Ltd.                                        13,212     554,508       0.0%
    Goldman Sachs Group, Inc. (The)                               92,294  22,379,449       0.3%
*   Great Elm Capital Group, Inc.                                  2,900      10,440       0.0%
    Great Southern Bancorp, Inc.                                  14,987     805,551       0.0%
    Great Western Bancorp, Inc.                                   42,993   1,745,086       0.0%
#*  Green Bancorp, Inc.                                           19,880     440,342       0.0%
*   Green Dot Corp. Class A                                       62,298   3,527,313       0.1%
#   Greenhill & Co., Inc.                                         18,254     334,048       0.0%
*   Greenlight Capital Re, Ltd. Class A                           37,337     823,281       0.0%
    Guaranty Bancorp                                              19,165     545,244       0.0%
*   Hallmark Financial Services, Inc.                             19,071     221,033       0.0%
    Hancock Holding Co.                                           89,304   4,353,570       0.1%
    Hanmi Financial Corp.                                         41,663   1,281,137       0.0%
    Hanover Insurance Group, Inc. (The)                           41,123   4,045,681       0.1%
    Harleysville Financial Corp.                                   1,326      29,835       0.0%
    Hartford Financial Services Group, Inc. (The)                195,278  10,750,054       0.1%
    Hawthorn Bancshares, Inc.                                      1,280      25,664       0.0%
    HCI Group, Inc.                                               13,757     515,337       0.0%
#   Heartland Financial USA, Inc.                                 30,145   1,484,641       0.0%
    Hennessy Advisors, Inc.                                        2,462      40,672       0.0%
    Heritage Commerce Corp.                                       32,029     492,606       0.0%
    Heritage Financial Corp.                                      36,218   1,104,649       0.0%
#   Heritage Insurance Holdings, Inc.                             10,266     164,667       0.0%
    Hilltop Holdings, Inc.                                       118,386   2,789,174       0.0%
    Hingham Institution for Savings                                  365      71,066       0.0%
*   HMN Financial, Inc.                                              212       3,890       0.0%
    Home Bancorp, Inc.                                             3,783     162,064       0.0%
    Home BancShares, Inc.                                        150,350   3,379,868       0.1%
*   HomeStreet, Inc.                                              25,324     735,662       0.0%
*   HomeTrust Bancshares, Inc.                                     6,636     174,195       0.0%
    Hope Bancorp, Inc.                                           185,003   3,413,305       0.1%
    HopFed Bancorp, Inc.                                           1,664      23,978       0.0%
    Horace Mann Educators Corp.                                   36,283   1,589,195       0.0%
    Horizon Bancorp                                               13,134     361,448       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
#   Houlihan Lokey, Inc.                                            28,898 $  1,203,024       0.0%
#*  Howard Bancorp, Inc.                                             3,113       65,062       0.0%
#   Huntington Bancshares, Inc.                                    626,897    8,651,179       0.1%
    Iberiabank Corp.                                                36,502    2,692,022       0.0%
#*  Impac Mortgage Holdings, Inc.                                    1,461       19,139       0.0%
#   Independence Holding Co.                                         7,983      216,738       0.0%
    Independent Bank Corp.(453838609)                               20,346      457,785       0.0%
    Independent Bank Corp.(453836108)                               35,501    2,559,622       0.0%
#   Independent Bank Group, Inc.                                    11,657      733,225       0.0%
    Infinity Property & Casualty Corp.                               9,255      873,209       0.0%
#   Interactive Brokers Group, Inc. Class A                        108,160    5,842,803       0.1%
    Intercontinental Exchange, Inc.                                143,690    9,497,909       0.1%
    International Bancshares Corp.                                  79,805    3,240,083       0.0%
*   INTL. FCStone, Inc.                                             21,939      910,688       0.0%
    Invesco, Ltd.                                                  209,693    7,504,912       0.1%
#   Investar Holding Corp.                                             500       11,600       0.0%
    Investment Technology Group, Inc.                               28,559      670,280       0.0%
#   Investors Bancorp, Inc.                                        272,898    3,752,347       0.1%
    Investors Title Co.                                                675      128,048       0.0%
    James River Group Holdings, Ltd.                                16,269      688,504       0.0%
#   Janus Henderson Group P.L.C.                                    93,254    3,240,576       0.0%
    JPMorgan Chase & Co.                                         1,047,163  105,355,069       1.3%
    Kearny Financial Corp.                                          73,572    1,107,259       0.0%
    Kemper Corp.                                                    59,471    3,812,091       0.1%
    Kentucky First Federal Bancorp                                   1,549       14,870       0.0%
    KeyCorp                                                        474,334    8,656,595       0.1%
    Ladenburg Thalmann Financial Services, Inc.                     91,438      279,800       0.0%
    Lake Shore Bancorp, Inc.                                           125        2,038       0.0%
    Lakeland Bancorp, Inc.                                          53,372    1,096,795       0.0%
    Lakeland Financial Corp.                                        27,255    1,315,871       0.0%
    Landmark Bancorp, Inc.                                           1,473       44,706       0.0%
    Lazard, Ltd. Class A                                           115,809    5,505,560       0.1%
    LCNB Corp.                                                       3,139       64,036       0.0%
#   LegacyTexas Financial Group, Inc.                               63,585    2,536,406       0.0%
#   Legg Mason, Inc.                                                85,041    3,246,865       0.0%
#*  LendingClub Corp.                                              316,447    1,800,583       0.0%
#*  LendingTree, Inc.                                                7,499    2,010,107       0.0%
    Leucadia National Corp.                                        148,743    3,763,198       0.1%
    Lincoln National Corp.                                         105,037    7,959,704       0.1%
    Loews Corp.                                                    141,970    7,028,935       0.1%
    LPL Financial Holdings, Inc.                                   144,676    7,177,376       0.1%
    M&T Bank Corp.                                                  42,957    7,163,939       0.1%
    Macatawa Bank Corp.                                             18,166      182,387       0.0%
    Mackinac Financial Corp.                                         1,448       22,444       0.0%
#   Maiden Holdings, Ltd.                                           96,205      793,691       0.0%
    MainSource Financial Group, Inc.                                27,403    1,032,819       0.0%
*   Malvern Bancorp, Inc.                                            1,076       29,052       0.0%
    Manning & Napier, Inc.                                           9,498       34,668       0.0%
#*  Markel Corp.                                                     6,509    7,057,709       0.1%
#   MarketAxess Holdings, Inc.                                      18,326    3,188,724       0.0%
    Marlin Business Services Corp.                                  17,363      380,250       0.0%
    Marsh & McLennan Cos., Inc.                                     55,808    4,516,541       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    MB Financial, Inc.                                            72,336 $ 3,323,116       0.0%
#*  MBIA, Inc.                                                   166,900   1,210,025       0.0%
    MBT Financial Corp.                                            8,789      92,724       0.0%
    Mercantile Bank Corp.                                         10,767     388,689       0.0%
#   Mercury General Corp.                                         47,457   2,656,168       0.0%
    Meridian Bancorp, Inc.                                        66,931   1,318,541       0.0%
#   Meta Financial Group, Inc.                                    13,088   1,141,928       0.0%
    MetLife, Inc.                                                212,186  11,368,926       0.1%
*   MGIC Investment Corp.                                        111,894   1,600,084       0.0%
    Midland States Bancorp, Inc.                                  10,372     336,571       0.0%
    MidSouth Bancorp, Inc.                                         7,404      96,992       0.0%
    MidWestOne Financial Group, Inc.                               6,223     219,112       0.0%
*   MMA Capital Management LLC                                       500      12,050       0.0%
    Moelis & Co. Class A                                          23,513   1,005,181       0.0%
    Moody's Corp.                                                 27,726   3,948,460       0.1%
    Morgan Stanley                                               353,271  17,663,550       0.2%
    Morningstar, Inc.                                             26,724   2,277,152       0.0%
    MSB Financial Corp.                                              782      13,529       0.0%
    MSCI, Inc.                                                    67,973   7,977,311       0.1%
    MutualFirst Financial, Inc.                                    3,782     146,363       0.0%
    Nasdaq, Inc.                                                  88,383   6,421,025       0.1%
    National Bank Holdings Corp. Class A                          31,745   1,041,871       0.0%
#   National Bankshares, Inc.                                        856      37,921       0.0%
#*  National Commerce Corp.                                        1,788      72,861       0.0%
    National General Holdings Corp.                               63,488   1,281,188       0.0%
    National Western Life Group, Inc. Class A                      1,550     554,249       0.0%
#*  Nationstar Mortgage Holdings, Inc.                            13,528     263,390       0.0%
    Navient Corp.                                                398,759   4,968,537       0.1%
    Navigators Group, Inc. (The)                                  41,112   2,384,496       0.0%
    NBT Bancorp, Inc.                                             58,704   2,238,971       0.0%
    Nelnet, Inc. Class A                                          35,223   2,061,954       0.0%
#   New York Community Bancorp, Inc.                             221,419   2,781,023       0.0%
    NewStar Financial, Inc.                                       34,788     427,197       0.0%
*   Nicholas Financial, Inc.                                         945       8,344       0.0%
#*  Nicolet Bankshares, Inc.                                         731      41,623       0.0%
#*  NMI Holdings, Inc. Class A                                    35,751     520,177       0.0%
    Northeast Community Bancorp, Inc.                              5,046      50,460       0.0%
    Northern Trust Corp.                                         114,426  10,701,120       0.1%
    Northfield Bancorp, Inc.                                      60,150   1,026,159       0.0%
#   Northrim BanCorp, Inc.                                         6,426     208,845       0.0%
    Northwest Bancshares, Inc.                                   139,017   2,345,217       0.0%
#   Norwood Financial Corp.                                          106       3,166       0.0%
#   OceanFirst Financial Corp.                                    37,022   1,027,361       0.0%
#*  Ocwen Financial Corp.                                         17,052      59,511       0.0%
    OFG Bancorp                                                   60,052     534,463       0.0%
#   Ohio Valley Banc Corp.                                         1,078      38,377       0.0%
#   Old Line Bancshares, Inc.                                        803      24,210       0.0%
#   Old National Bancorp                                         162,368   2,955,098       0.0%
    Old Republic International Corp.                             236,951   4,807,736       0.1%
    Old Second Bancorp, Inc.                                       9,603     131,561       0.0%
    OM Asset Management P.L.C.                                    70,940   1,083,963       0.0%
*   On Deck Capital, Inc.                                         12,757      62,892       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
#*  OneMain Holdings, Inc.                                        52,671 $ 1,673,358       0.0%
    Oppenheimer Holdings, Inc. Class A                            10,148     220,719       0.0%
*   Opus Bank                                                     14,534     376,431       0.0%
    Oritani Financial Corp.                                       54,224     919,097       0.0%
#   Orrstown Financial Services, Inc.                              4,437     113,144       0.0%
    Pacific Continental Corp.                                     17,981     503,468       0.0%
*   Pacific Mercantile Bancorp                                     8,734      81,663       0.0%
#*  Pacific Premier Bancorp, Inc.                                 48,794   1,971,278       0.0%
    PacWest Bancorp                                              105,629   5,104,002       0.1%
*   Paragon Commercial Corp.                                         380      21,877       0.0%
#   Park National Corp.                                           10,937   1,200,773       0.0%
    Park Sterling Corp.                                           37,707     473,977       0.0%
#   Parke Bancorp, Inc.                                              804      17,326       0.0%
    Peapack Gladstone Financial Corp.                              9,399     326,051       0.0%
    Penns Woods Bancorp, Inc.                                      3,317     160,609       0.0%
#*  PennyMac Financial Services, Inc. Class A                     34,389     653,391       0.0%
    People's United Financial, Inc.                              217,946   4,066,872       0.1%
    People's Utah Bancorp                                          1,334      41,487       0.0%
    Peoples Bancorp of North Carolina, Inc.                          126       4,295       0.0%
    Peoples Bancorp, Inc.                                         13,722     454,473       0.0%
    Peoples Financial Services Corp.                                 759      34,413       0.0%
*   PHH Corp.                                                     77,936   1,029,535       0.0%
    Pinnacle Financial Partners, Inc.                             51,552   3,412,742       0.1%
    Piper Jaffray Cos.                                            10,045     734,290       0.0%
    PJT Partners, Inc. Class A                                    14,551     561,669       0.0%
    Plumas Bancorp                                                 1,640      35,506       0.0%
    PNC Financial Services Group, Inc. (The)                     122,824  16,801,095       0.2%
    Popular, Inc.                                                 94,942   3,482,473       0.1%
#*  PRA Group, Inc.                                               52,289   1,458,863       0.0%
    Preferred Bank                                                15,476     955,333       0.0%
    Premier Financial Bancorp, Inc.                                3,505      72,554       0.0%
#   Primerica, Inc.                                               58,393   5,167,780       0.1%
    Principal Financial Group, Inc.                              147,724   9,727,625       0.1%
    ProAssurance Corp.                                            47,279   2,649,988       0.0%
    Progressive Corp. (The)                                      221,290  10,765,758       0.1%
#   Prosperity Bancshares, Inc.                                   61,371   4,036,984       0.1%
*   Provident Bancorp, Inc.                                          836      19,813       0.0%
    Provident Financial Holdings, Inc.                             6,656     128,660       0.0%
    Provident Financial Services, Inc.                            82,071   2,232,331       0.0%
#   Prudential Bancorp, Inc.                                       1,572      28,689       0.0%
    Prudential Financial, Inc.                                    92,216  10,186,179       0.1%
    Pzena Investment Management, Inc. Class A                      8,763     103,403       0.0%
    QCR Holdings, Inc.                                             4,136     197,494       0.0%
    Radian Group, Inc.                                            80,134   1,679,609       0.0%
    Raymond James Financial, Inc.                                 70,406   5,969,021       0.1%
*   Regional Management Corp.                                     11,293     278,824       0.0%
    Regions Financial Corp.                                      562,877   8,713,336       0.1%
    Reinsurance Group of America, Inc.                            36,993   5,526,014       0.1%
#   RenaissanceRe Holdings, Ltd.                                  41,763   5,778,329       0.1%
    Renasant Corp.                                                58,904   2,438,626       0.0%
    Republic Bancorp, Inc. Class A                                14,570     572,892       0.0%
#*  Republic First Bancorp, Inc.                                  10,344      95,682       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Financials -- (Continued)
    Riverview Bancorp, Inc.                                       11,134 $    98,870       0.0%
#   RLI Corp.                                                     35,939   2,123,636       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A                 4,578      20,143       0.0%
    S&P Global, Inc.                                              22,401   3,505,084       0.1%
    S&T Bancorp, Inc.                                             37,128   1,518,164       0.0%
*   Safeguard Scientifics, Inc.                                   28,786     405,883       0.0%
    Safety Insurance Group, Inc.                                  21,435   1,761,957       0.0%
    Salisbury Bancorp, Inc.                                          300      13,635       0.0%
    Sandy Spring Bancorp, Inc.                                    27,908   1,127,762       0.0%
#*  Santander Consumer USA Holdings, Inc.                        218,571   3,637,021       0.1%
    SB Financial Group, Inc.                                         600      10,542       0.0%
*   Seacoast Banking Corp. of Florida                             32,942     816,632       0.0%
    SEI Investments Co.                                           33,229   2,143,603       0.0%
#*  Select Bancorp, Inc.                                           2,993      34,928       0.0%
    Selective Insurance Group, Inc.                               78,380   4,671,448       0.1%
#   ServisFirst Bancshares, Inc.                                  40,531   1,662,176       0.0%
    Shore Bancshares, Inc.                                         3,629      59,733       0.0%
    SI Financial Group, Inc.                                       9,296     139,440       0.0%
    Sierra Bancorp                                                10,804     285,874       0.0%
*   Signature Bank                                                31,123   4,046,301       0.1%
    Silvercrest Asset Management Group, Inc. Class A               1,100      17,930       0.0%
#   Simmons First National Corp. Class A                          48,350   2,789,811       0.0%
*   SLM Corp.                                                    522,602   5,534,355       0.1%
#*  SmartFinancial, Inc.                                           1,058      24,852       0.0%
    South State Corp.                                             34,954   3,147,608       0.0%
*   Southern First Bancshares, Inc.                                5,421     208,980       0.0%
    Southern Missouri Bancorp, Inc.                                1,135      41,916       0.0%
    Southern National Bancorp of Virginia, Inc.                    9,367     152,963       0.0%
#   Southside Bancshares, Inc.                                    33,364   1,181,419       0.0%
    State Auto Financial Corp.                                    27,200     697,408       0.0%
    State Bank Financial Corp.                                    24,325     703,236       0.0%
    State National Cos., Inc.                                      3,396      71,384       0.0%
    State Street Corp.                                            97,787   8,996,404       0.1%
    Sterling Bancorp                                             299,576   7,504,379       0.1%
    Stewart Information Services Corp.                            34,612   1,313,179       0.0%
#   Stifel Financial Corp.                                        53,898   2,858,211       0.0%
#   Stock Yards Bancorp, Inc.                                     25,424     959,756       0.0%
    Summit State Bank                                                451       5,683       0.0%
    Sun Bancorp, Inc.                                             12,907     327,192       0.0%
    SunTrust Banks, Inc.                                         135,540   8,160,863       0.1%
*   SVB Financial Group                                           33,790   7,409,471       0.1%
    Synchrony Financial                                          534,264  17,427,692       0.2%
    Synovus Financial Corp.                                      126,132   5,909,284       0.1%
#   T Rowe Price Group, Inc.                                     151,112  14,038,305       0.2%
    TCF Financial Corp.                                          201,689   3,674,774       0.1%
#   TD Ameritrade Holding Corp.                                  187,878   9,392,021       0.1%
    Territorial Bancorp, Inc.                                     11,411     360,473       0.0%
#   Teton Advisors, Inc. Class A                                      29       1,225       0.0%
#*  Texas Capital Bancshares, Inc.                                62,293   5,360,313       0.1%
    TFS Financial Corp.                                          135,866   2,095,054       0.0%
#*  Third Point Reinsurance, Ltd.                                  4,825      80,578       0.0%
    Timberland Bancorp, Inc.                                       3,003      91,021       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Financials -- (Continued)
    Tiptree, Inc.                                                   47,142 $   313,494       0.0%
    Tompkins Financial Corp.                                        17,476   1,522,509       0.0%
    Torchmark Corp.                                                 64,177   5,399,211       0.1%
#   Towne Bank                                                      51,148   1,713,458       0.0%
    Travelers Cos., Inc. (The)                                     120,848  16,006,318       0.2%
    Trico Bancshares                                                25,588   1,059,855       0.0%
#*  TriState Capital Holdings, Inc.                                 26,474     599,636       0.0%
#*  Triumph Bancorp, Inc.                                           13,749     426,219       0.0%
    TrustCo Bank Corp. NY                                          123,977   1,137,489       0.0%
    Trustmark Corp.                                                 95,584   3,148,537       0.0%
    U.S. Bancorp.                                                  445,407  24,221,233       0.3%
    UMB Financial Corp.                                             43,823   3,222,305       0.0%
    Umpqua Holdings Corp.                                          183,754   3,759,607       0.1%
#   Union Bankshares Corp.                                          44,960   1,551,570       0.0%
    Union Bankshares, Inc.                                             337      16,580       0.0%
    United Bancshares, Inc.                                            606      13,847       0.0%
#   United Bankshares, Inc.                                         93,591   3,364,596       0.0%
    United Community Banks, Inc.                                    96,002   2,632,375       0.0%
    United Community Financial Corp.                                58,731     542,087       0.0%
    United Financial Bancorp, Inc.                                  53,663     982,570       0.0%
    United Fire Group, Inc.                                         28,263   1,302,642       0.0%
#   United Insurance Holdings Corp.                                 23,464     369,323       0.0%
    United Security Bancshares                                       2,224      20,906       0.0%
    Unity Bancorp, Inc.                                              4,211      83,167       0.0%
#   Universal Insurance Holdings, Inc.                              55,727   1,329,089       0.0%
    Univest Corp. of Pennsylvania                                   31,201     914,189       0.0%
    Unum Group                                                     117,297   6,104,136       0.1%
    Validus Holdings, Ltd.                                          74,799   3,895,532       0.1%
#   Valley National Bancorp                                        217,209   2,497,903       0.0%
    Value Line, Inc.                                                 1,300      23,257       0.0%
*   Veritex Holdings, Inc.                                           5,200     137,072       0.0%
#   Virtu Financial, Inc. Class A                                    9,816     138,896       0.0%
    Virtus Investment Partners, Inc.                                 8,098     942,607       0.0%
#   Voya Financial, Inc.                                            86,684   3,481,229       0.1%
#   Waddell & Reed Financial, Inc. Class A                         100,333   1,875,224       0.0%
*   Walker & Dunlop, Inc.                                           48,984   2,688,732       0.0%
    Washington Federal, Inc.                                       122,083   4,248,488       0.1%
    Washington Trust Bancorp, Inc.                                  18,309   1,016,150       0.0%
    WashingtonFirst Bankshares, Inc.                                 2,077      72,570       0.0%
    Waterstone Financial, Inc.                                      36,010     691,392       0.0%
    Wayne Savings Bancshares, Inc.                                     243       4,325       0.0%
#   Webster Financial Corp.                                         93,484   5,140,685       0.1%
    Wells Fargo & Co.                                            1,393,576  78,235,357       1.0%
    WesBanco, Inc.                                                  49,362   1,994,225       0.0%
    West Bancorporation, Inc.                                       19,598     479,171       0.0%
#   Westamerica Bancorporation                                      25,656   1,493,949       0.0%
*   Western Alliance Bancorp                                       101,538   5,665,820       0.1%
    Western New England Bancorp, Inc.                               29,382     309,980       0.0%
    Westwood Holdings Group, Inc.                                    9,819     637,253       0.0%
#   White Mountains Insurance Group, Ltd.                            4,535   4,032,295       0.1%
    Willis Towers Watson P.L.C.                                     46,472   7,485,710       0.1%
    Wintrust Financial Corp.                                        49,595   4,031,578       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Financials -- (Continued)
#   WisdomTree Investments, Inc.                                  64,470 $      714,972       0.0%
#*  WMIH Corp.                                                    30,190         25,058       0.0%
#*  World Acceptance Corp.                                        10,118        885,325       0.0%
    WR Berkley Corp.                                              70,607      4,842,228       0.1%
    WSFS Financial Corp.                                          34,077      1,693,627       0.0%
    WVS Financial Corp.                                              757         12,017       0.0%
#*  Xenith Bankshares, Inc.                                          300          9,594       0.0%
#   XL Group, Ltd.                                               120,112      4,860,933       0.1%
#   Zions Bancorporation                                         135,981      6,317,677       0.1%
                                                                         --------------      ----
Total Financials                                                          1,582,606,726      19.2%
                                                                         --------------      ----
Health Care -- (10.0%)
#   Abaxis, Inc.                                                  21,442      1,037,793       0.0%
    Abbott Laboratories                                          436,158     23,652,848       0.3%
    AbbVie, Inc.                                                 159,346     14,380,976       0.2%
*   ABIOMED, Inc.                                                 10,100      1,948,492       0.0%
#*  Acadia Healthcare Co., Inc.                                   91,754      2,877,405       0.1%
#*  ACADIA Pharmaceuticals, Inc.                                   9,702        337,921       0.0%
#*  Accuray, Inc.                                                 33,775        160,431       0.0%
    Aceto Corp.                                                   29,551        297,579       0.0%
#*  Achillion Pharmaceuticals, Inc.                              109,290        439,346       0.0%
#*  Acorda Therapeutics, Inc.                                     53,548      1,423,038       0.0%
#*  Adamas Pharmaceuticals, Inc.                                   5,589        137,825       0.0%
*   Addus HomeCare Corp.                                          11,870        427,320       0.0%
#*  Aduro Biotech, Inc.                                            9,515         75,644       0.0%
*   Adverum Biotechnologies, Inc.                                  8,600         27,950       0.0%
    Aetna, Inc.                                                  117,503     19,979,035       0.3%
    Agilent Technologies, Inc.                                   108,165      7,358,465       0.1%
#*  Akorn, Inc.                                                   88,469      2,881,435       0.1%
#*  Albireo Pharma, Inc.                                             741         20,674       0.0%
*   Alexion Pharmaceuticals, Inc.                                 11,999      1,435,800       0.0%
#*  Align Technology, Inc.                                        36,980      8,837,480       0.1%
#*  Alkermes P.L.C.                                               16,011        780,696       0.0%
    Allergan P.L.C.                                               68,827     12,198,209       0.2%
#*  Allscripts Healthcare Solutions, Inc.                        188,849      2,545,685       0.0%
*   Almost Family, Inc.                                           16,214        717,470       0.0%
#*  Alnylam Pharmaceuticals, Inc.                                 15,913      1,938,840       0.0%
#   Altimmune, Inc.                                                  350            840       0.0%
#*  AMAG Pharmaceuticals, Inc.                                     7,668        120,388       0.0%
#*  Amedisys, Inc.                                                29,925      1,439,692       0.0%
#   AmerisourceBergen Corp.                                       34,492      2,654,159       0.0%
    Amgen, Inc.                                                  109,613     19,206,390       0.2%
#*  Amicus Therapeutics, Inc.                                      1,972         28,081       0.0%
#*  AMN Healthcare Services, Inc.                                 74,008      3,248,951       0.1%
#*  Amphastar Pharmaceuticals, Inc.                               32,453        586,426       0.0%
    Analogic Corp.                                                14,391      1,155,597       0.0%
*   AngioDynamics, Inc.                                           50,849        862,908       0.0%
#*  ANI Pharmaceuticals, Inc.                                     11,089        644,049       0.0%
*   Anika Therapeutics, Inc.                                      16,824        919,095       0.0%
    Anthem, Inc.                                                  83,721     17,515,270       0.2%
#*  Aptevo Therapeutics, Inc.                                     20,118         57,437       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
#*  Aralez Pharmaceuticals, Inc.                                  19,179 $    27,618       0.0%
#*  Aratana Therapeutics, Inc.                                    11,487      65,821       0.0%
*   Assembly Biosciences, Inc.                                     5,469     161,390       0.0%
#*  athenahealth, Inc.                                            16,059   2,053,625       0.0%
    Atrion Corp.                                                   1,573   1,034,483       0.0%
    Baxter International, Inc.                                   108,007   6,963,211       0.1%
    Becton Dickinson and Co.                                      26,758   5,583,592       0.1%
*   Bio-Rad Laboratories, Inc. Class A                            19,968   4,388,767       0.1%
*   Bio-Rad Laboratories, Inc. Class B                               630     138,506       0.0%
#   Bio-Techne Corp.                                              19,795   2,593,541       0.0%
*   Biogen, Inc.                                                  24,175   7,534,380       0.1%
#*  BioMarin Pharmaceutical, Inc.                                 15,781   1,295,462       0.0%
#*  BioScrip, Inc.                                                 8,203      20,754       0.0%
*   BioSpecifics Technologies Corp.                                7,011     320,893       0.0%
#*  BioTelemetry, Inc.                                            40,786   1,184,833       0.0%
#*  Bioverativ, Inc.                                              33,074   1,868,681       0.0%
#*  Bluebird Bio, Inc.                                            10,914   1,518,137       0.0%
*   Boston Scientific Corp.                                      257,387   7,242,870       0.1%
#*  Bovie Medical Corp.                                            6,717      26,196       0.0%
    Bristol-Myers Squibb Co.                                     193,364  11,922,824       0.2%
*   Brookdale Senior Living, Inc.                                226,189   2,268,676       0.0%
    Bruker Corp.                                                  63,710   2,000,494       0.0%
*   Cambrex Corp.                                                 53,365   2,308,036       0.0%
    Cantel Medical Corp.                                          27,844   2,730,940       0.0%
#*  Capital Senior Living Corp.                                   30,415     404,520       0.0%
#*  Cara Therapeutics, Inc.                                       12,849     161,126       0.0%
#   Cardinal Health, Inc.                                         56,563   3,501,250       0.1%
*   Cascadian Therapeutics, Inc.                                  10,200      46,818       0.0%
*   Catalent, Inc.                                                85,569   3,644,384       0.1%
*   Celgene Corp.                                                 64,531   6,515,695       0.1%
*   Cempra, Inc.                                                  38,206      87,874       0.0%
*   Centene Corp.                                                 96,041   8,996,160       0.1%
*   Cerner Corp.                                                  28,400   1,917,568       0.0%
*   Charles River Laboratories International, Inc.                44,923   5,224,096       0.1%
    Chemed Corp.                                                  14,479   3,235,043       0.1%
*   Chimerix, Inc.                                                28,676     141,086       0.0%
    Cigna Corp.                                                   70,425  13,889,218       0.2%
#*  Civitas Solutions, Inc.                                        6,479     120,833       0.0%
#*  Clovis Oncology, Inc.                                          5,107     384,915       0.0%
#*  Cogentix Medical, Inc.                                        12,714      33,819       0.0%
#*  Community Health Systems, Inc.                               130,060     767,354       0.0%
#   Computer Programs & Systems, Inc.                              2,823      85,113       0.0%
#*  Concert Pharmaceuticals, Inc.                                  3,748      63,903       0.0%
    CONMED Corp.                                                  20,661   1,078,917       0.0%
    Cooper Cos., Inc. (The)                                       19,448   4,672,576       0.1%
#*  Corcept Therapeutics, Inc.                                    59,683   1,175,158       0.0%
*   CorVel Corp.                                                  16,620     997,200       0.0%
#*  Cotiviti Holdings, Inc.                                       14,297     502,683       0.0%
    CR Bard, Inc.                                                 14,863   4,861,241       0.1%
*   Cross Country Healthcare, Inc.                                30,869     421,362       0.0%
*   CryoLife, Inc.                                                34,272     666,590       0.0%
#*  Cumberland Pharmaceuticals, Inc.                              12,297      91,121       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Cutera, Inc.                                                   8,996 $   353,543       0.0%
#*  Cyclacel Pharmaceuticals, Inc.                                 2,509       4,215       0.0%
    Danaher Corp.                                                156,317  14,423,370       0.2%
*   DaVita, Inc.                                                 123,398   7,495,195       0.1%
    DENTSPLY SIRONA, Inc.                                         93,488   5,709,312       0.1%
#*  Depomed, Inc.                                                 62,657     303,260       0.0%
#*  Dermira, Inc.                                                  6,445     172,533       0.0%
#*  DexCom, Inc.                                                   8,806     396,006       0.0%
    Digirad Corp.                                                  8,621      17,242       0.0%
#*  Diplomat Pharmacy, Inc.                                       53,289   1,121,733       0.0%
#*  Eagle Pharmaceuticals, Inc.                                    6,909     371,359       0.0%
*   Edwards Lifesciences Corp.                                    35,600   3,639,388       0.1%
    Eli Lilly & Co.                                               73,109   5,990,551       0.1%
#*  Emergent BioSolutions, Inc.                                   38,103   1,561,842       0.0%
#*  Enanta Pharmaceuticals, Inc.                                   9,521     472,908       0.0%
#*  Endo International P.L.C.                                    171,959   1,097,098       0.0%
#   Ensign Group, Inc. (The)                                      59,559   1,374,622       0.0%
#*  Envision Healthcare Corp.                                     94,208   4,013,261       0.1%
*   Enzo Biochem, Inc.                                            73,819     727,117       0.0%
#*  Evolent Health, Inc. Class A                                  35,603     578,549       0.0%
#*  Exact Sciences Corp.                                          11,578     636,674       0.0%
*   Exactech, Inc.                                                13,685     572,717       0.0%
*   Exelixis, Inc.                                                69,994   1,735,151       0.0%
*   Express Scripts Holding Co.                                  252,286  15,462,609       0.2%
*   FibroGen, Inc.                                                 8,119     453,446       0.0%
#*  Five Prime Therapeutics, Inc.                                 46,549   2,088,188       0.0%
*   Five Star Senior Living, Inc.                                  4,925       7,388       0.0%
#*  Fluidigm Corp.                                                   531       3,080       0.0%
*   FONAR Corp.                                                    3,738     119,242       0.0%
#*  Genocea Biosciences, Inc.                                      2,269       2,632       0.0%
    Gilead Sciences, Inc.                                        241,116  18,074,055       0.2%
#*  Globus Medical, Inc. Class A                                  69,048   2,200,560       0.0%
*   Haemonetics Corp.                                             39,988   1,901,829       0.0%
#*  Halyard Health, Inc.                                          57,600   2,427,840       0.0%
#*  Hanger, Inc.                                                  14,155     168,445       0.0%
*   Harvard Bioscience, Inc.                                      31,221     104,590       0.0%
*   HCA Healthcare, Inc.                                          21,318   1,612,707       0.0%
#*  HealthEquity, Inc.                                            14,396     722,967       0.0%
#   HealthSouth Corp.                                            138,014   6,367,966       0.1%
*   HealthStream, Inc.                                            31,090     760,461       0.0%
*   Henry Schein, Inc.                                            56,646   4,452,376       0.1%
*   Heska Corp.                                                    2,600     253,500       0.0%
    Hill-Rom Holdings, Inc.                                       83,848   6,767,372       0.1%
*   HMS Holdings Corp.                                            76,542   1,472,668       0.0%
*   Hologic, Inc.                                                197,703   7,483,059       0.1%
#*  Horizon Pharma P.L.C.                                        184,545   2,502,430       0.0%
    Humana, Inc.                                                  62,179  15,877,408       0.2%
*   ICU Medical, Inc.                                             14,886   2,844,715       0.0%
*   IDEXX Laboratories, Inc.                                      26,214   4,355,980       0.1%
*   Illumina, Inc.                                                 8,304   1,703,898       0.0%
#*  Impax Laboratories, Inc.                                      55,363   1,004,838       0.0%
*   INC Research Holdings, Inc. Class A                           76,861   4,392,606       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Health Care -- (Continued)
*   Incyte Corp.                                                  30,212 $ 3,421,509       0.1%
#*  Innoviva, Inc.                                                 2,689      32,913       0.0%
*   Inogen, Inc.                                                  10,076     996,819       0.0%
#*  Inotek Pharmaceuticals Corp.                                   4,300      10,836       0.0%
#*  Insys Therapeutics, Inc.                                       8,375      43,131       0.0%
*   Integer Holdings Corp.                                        23,105   1,122,903       0.0%
#*  Integra LifeSciences Holdings Corp.                           56,322   2,634,743       0.0%
#*  Intra-Cellular Therapies, Inc.                                37,205     580,026       0.0%
*   Intuitive Surgical, Inc.                                       9,063   3,401,888       0.1%
#   Invacare Corp.                                                44,292     686,526       0.0%
#*  Ionis Pharmaceuticals, Inc.                                    9,912     566,074       0.0%
*   IRIDEX Corp.                                                   3,478      29,563       0.0%
#*  Jazz Pharmaceuticals P.L.C.                                   27,207   3,850,607       0.1%
    Johnson & Johnson                                            440,876  61,462,523       0.8%
#*  Juniper Pharmaceuticals, Inc.                                  1,325       6,360       0.0%
#*  Juno Therapeutics, Inc.                                        9,382     421,346       0.0%
#*  K2M Group Holdings, Inc.                                       1,000      19,690       0.0%
#*  Karyopharm Therapeutics, Inc.                                 20,164     205,874       0.0%
    Kewaunee Scientific Corp.                                      1,276      36,366       0.0%
*   Kindred Biosciences, Inc.                                     33,036     246,118       0.0%
#   Kindred Healthcare, Inc.                                      99,498     601,963       0.0%
*   Laboratory Corp. of America Holdings                          49,238   7,568,373       0.1%
#*  Lannett Co., Inc.                                             25,229     502,057       0.0%
*   Lantheus Holdings, Inc.                                       18,597     370,080       0.0%
#   LeMaitre Vascular, Inc.                                       18,926     605,821       0.0%
#*  LHC Group, Inc.                                               19,820   1,324,174       0.0%
#*  LifePoint Health, Inc.                                        48,711   2,345,435       0.0%
#*  Ligand Pharmaceuticals, Inc.                                  11,658   1,694,490       0.0%
#*  Lipocine, Inc.                                                 7,403      26,170       0.0%
*   LivaNova P.L.C.                                               29,813   2,203,181       0.0%
    Luminex Corp.                                                 35,384     755,448       0.0%
*   Magellan Health, Inc.                                         28,756   2,452,887       0.0%
#*  Mallinckrodt P.L.C.                                           43,879   1,389,648       0.0%
#*  Masimo Corp.                                                  49,812   4,371,501       0.1%
    McKesson Corp.                                                38,944   5,369,599       0.1%
#*  Medidata Solutions, Inc.                                       4,781     359,675       0.0%
*   MEDNAX, Inc.                                                  63,776   2,792,751       0.0%
    Medtronic P.L.C.                                             231,378  18,630,557       0.2%
#*  MEI Pharma, Inc.                                              12,900      33,798       0.0%
    Merck & Co., Inc.                                            600,469  33,079,837       0.4%
    Meridian Bioscience, Inc.                                     55,797     834,165       0.0%
*   Merit Medical Systems, Inc.                                   38,100   1,449,705       0.0%
*   Mettler-Toledo International, Inc.                             4,795   3,273,211       0.1%
#*  Mirati Therapeutics, Inc.                                      8,423     109,920       0.0%
*   Misonix, Inc.                                                    434       4,427       0.0%
#*  Molina Healthcare, Inc.                                       66,038   4,479,358       0.1%
#*  Momenta Pharmaceuticals, Inc.                                 42,181     594,752       0.0%
*   Mylan NV                                                     107,968   3,855,537       0.1%
#*  Myriad Genetics, Inc.                                         53,242   1,825,136       0.0%
    National HealthCare Corp.                                     12,018     769,152       0.0%
    National Research Corp. Class A                                8,940     335,697       0.0%
    National Research Corp. Class B                                1,390      74,963       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Health Care -- (Continued)
#*  Natus Medical, Inc.                                             27,143 $ 1,150,863       0.0%
*   Neogen Corp.                                                    24,230   1,943,246       0.0%
#*  NeoGenomics, Inc.                                                8,413      72,941       0.0%
#*  Neurocrine Biosciences, Inc.                                     9,115     566,133       0.0%
#*  NuVasive, Inc.                                                  44,890   2,546,610       0.0%
*   Nuvectra Corp.                                                   5,940      83,219       0.0%
#*  Omnicell, Inc.                                                  33,662   1,676,368       0.0%
#*  OPKO Health, Inc.                                               81,307     547,196       0.0%
*   OraSure Technologies, Inc.                                      52,558   1,038,021       0.0%
#*  Orthofix International NV                                       17,361     932,807       0.0%
#*  Otonomy, Inc.                                                    8,162      24,282       0.0%
#   Owens & Minor, Inc.                                             72,230   1,774,691       0.0%
#   Patterson Cos., Inc.                                           100,517   3,719,129       0.1%
#*  PDL BioPharma, Inc.                                            166,454     492,704       0.0%
    PerkinElmer, Inc.                                               64,288   4,649,308       0.1%
#   Perrigo Co. P.L.C.                                              10,435     845,131       0.0%
    Pfizer, Inc.                                                 1,952,589  68,457,770       0.8%
*   PharMerica Corp.                                                30,833     903,407       0.0%
    Phibro Animal Health Corp. Class A                              17,363     653,717       0.0%
*   PRA Health Sciences, Inc.                                       26,036   2,120,111       0.0%
#*  Premier, Inc. Class A                                           54,955   1,795,380       0.0%
#*  Prestige Brands Holdings, Inc.                                  59,288   2,780,607       0.0%
*   Providence Service Corp. (The)                                  14,660     815,096       0.0%
    Psychemedics Corp.                                                 478       8,365       0.0%
#*  PTC Therapeutics, Inc.                                          20,137     377,367       0.0%
#*  Puma Biotechnology, Inc.                                         2,902     369,425       0.0%
#*  Quality Systems, Inc.                                           57,789     813,091       0.0%
    Quest Diagnostics, Inc.                                         83,636   7,843,384       0.1%
#*  Quidel Corp.                                                    21,756     890,908       0.0%
*   Quintiles IMS Holdings, Inc.                                    30,528   3,300,077       0.1%
#*  Quorum Health Corp.                                             30,755     175,919       0.0%
#*  R1 RCM, Inc.                                                    79,598     302,472       0.0%
*   RadNet, Inc.                                                    32,644     357,452       0.0%
*   Regeneron Pharmaceuticals, Inc.                                 10,000   4,026,200       0.1%
#*  Repligen Corp.                                                  20,912     777,926       0.0%
#   ResMed, Inc.                                                    46,588   3,921,778       0.1%
#*  Retrophin, Inc.                                                 30,427     756,719       0.0%
#*  Rigel Pharmaceuticals, Inc.                                      9,809      36,784       0.0%
*   RTI Surgical, Inc.                                              52,288     235,296       0.0%
*   SeaSpine Holdings Corp.                                          6,547      65,601       0.0%
#*  Seattle Genetics, Inc.                                          19,300   1,183,283       0.0%
*   Select Medical Holdings Corp.                                  191,155   3,660,618       0.1%
#   Simulations Plus, Inc.                                           6,759     110,172       0.0%
#*  Spectrum Pharmaceuticals, Inc.                                  59,028   1,156,359       0.0%
#*  Stemline Therapeutics, Inc.                                      8,015     109,405       0.0%
    STERIS P.L.C.                                                   28,198   2,631,719       0.0%
    Stryker Corp.                                                   28,034   4,341,626       0.1%
#*  Sucampo Pharmaceuticals, Inc. Class A                           52,061     520,610       0.0%
#*  Supernus Pharmaceuticals, Inc.                                  27,186   1,130,938       0.0%
*   Surmodics, Inc.                                                 14,009     416,768       0.0%
#*  Syndax Pharmaceuticals, Inc.                                     5,134      57,398       0.0%
#*  Taro Pharmaceutical Industries, Ltd.                            21,064   2,368,015       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Health Care -- (Continued)
    Teleflex, Inc.                                                31,841 $  7,545,680       0.1%
#*  Tenet Healthcare Corp.                                       184,767    2,638,473       0.0%
#*  TESARO, Inc.                                                   9,200    1,065,084       0.0%
#*  Tetraphase Pharmaceuticals, Inc.                              26,701      160,473       0.0%
    Thermo Fisher Scientific, Inc.                                99,017   19,192,465       0.2%
#*  Tivity Health, Inc.                                           50,493    2,335,301       0.0%
*   Triple-S Management Corp. Class B                             20,667      496,215       0.0%
#*  United Therapeutics Corp.                                     57,531    6,822,601       0.1%
    UnitedHealth Group, Inc.                                     234,939   49,388,877       0.6%
#   Universal Health Services, Inc. Class B                       54,205    5,566,854       0.1%
    US Physical Therapy, Inc.                                     15,992    1,086,656       0.0%
    Utah Medical Products, Inc.                                    2,921      220,243       0.0%
#*  Varex Imaging Corp.                                           44,081    1,515,064       0.0%
#*  Varian Medical Systems, Inc.                                  15,976    1,664,539       0.0%
#*  Veeva Systems, Inc. Class A                                   25,160    1,533,250       0.0%
*   Vertex Pharmaceuticals, Inc.                                  13,281    1,942,081       0.0%
*   VWR Corp.                                                    133,699    4,425,437       0.1%
*   Waters Corp.                                                  11,100    2,176,155       0.0%
*   WellCare Health Plans, Inc.                                   46,932    9,280,334       0.1%
    West Pharmaceutical Services, Inc.                            47,387    4,805,042       0.1%
#*  Xencor, Inc.                                                  11,119      219,934       0.0%
#*  Zafgen, Inc.                                                   4,022       14,318       0.0%
    Zimmer Biomet Holdings, Inc.                                  41,888    5,094,419       0.1%
    Zoetis, Inc.                                                 102,206    6,522,787       0.1%
#*  Zogenix, Inc.                                                  4,432      166,200       0.0%
                                                                         ------------      ----
Total Health Care                                                         902,927,671      11.0%
                                                                         ------------      ----
Industrials -- (13.3%)
    3M Co.                                                        61,748   14,213,772       0.2%
#   AAON, Inc.                                                    55,333    1,936,655       0.0%
    AAR Corp.                                                     31,373    1,220,096       0.0%
#   ABM Industries, Inc.                                          61,870    2,596,684       0.0%
#*  Acacia Research Corp.                                         23,858      107,361       0.0%
*   ACCO Brands Corp.                                            127,204    1,660,012       0.0%
    Acme United Corp.                                              1,355       30,488       0.0%
#   Actuant Corp. Class A                                         55,849    1,424,150       0.0%
#   Acuity Brands, Inc.                                           20,272    3,389,478       0.1%
#   Advanced Drainage Systems, Inc.                               34,782      679,988       0.0%
*   Advisory Board Co. (The)                                      26,755    1,442,763       0.0%
*   AECOM                                                        130,395    4,571,649       0.1%
#*  Aegion Corp.                                                  26,023      606,076       0.0%
*   Aerojet Rocketdyne Holdings, Inc.                             56,060    1,770,375       0.0%
#*  Aerovironment, Inc.                                           19,815    1,013,735       0.0%
    AGCO Corp.                                                    77,683    5,326,723       0.1%
#   Air Lease Corp.                                              118,378    5,143,524       0.1%
*   Air Transport Services Group, Inc.                           114,529    2,771,602       0.0%
    Alamo Group, Inc.                                             10,635    1,121,993       0.0%
    Alaska Air Group, Inc.                                       101,132    6,677,746       0.1%
    Albany International Corp. Class A                            33,132    1,999,516       0.0%
#   Allegiant Travel Co.                                          17,320    2,362,448       0.0%
#   Allegion P.L.C.                                               23,005    1,918,387       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Allied Motion Technologies, Inc.                              11,402 $   323,817       0.0%
#   Allison Transmission Holdings, Inc.                          154,911   6,582,168       0.1%
    Altra Industrial Motion Corp.                                 36,432   1,745,093       0.0%
#   AMERCO                                                        15,147   5,947,318       0.1%
*   Ameresco, Inc. Class A                                         8,885      68,415       0.0%
#   American Airlines Group, Inc.                                 69,511   3,254,505       0.1%
#   American Railcar Industries, Inc.                             15,398     612,840       0.0%
*   American Woodmark Corp.                                       22,313   2,155,436       0.0%
    AMETEK, Inc.                                                  88,306   5,959,772       0.1%
*   AMREP Corp.                                                    2,552      18,145       0.0%
    AO Smith Corp.                                                77,020   4,559,584       0.1%
#   Apogee Enterprises, Inc.                                      34,742   1,658,236       0.0%
    Applied Industrial Technologies, Inc.                         46,420   2,954,633       0.0%
*   ARC Document Solutions, Inc.                                  42,825     189,287       0.0%
#   ArcBest Corp.                                                 18,043     588,202       0.0%
    Arconic, Inc.                                                152,871   3,840,120       0.1%
#   Argan, Inc.                                                   30,716   2,111,725       0.0%
*   Armstrong Flooring, Inc.                                      34,801     515,055       0.0%
#*  Armstrong World Industries, Inc.                              46,547   2,378,552       0.0%
#*  Arotech Corp.                                                  6,813      27,252       0.0%
    Astec Industries, Inc.                                        26,181   1,360,103       0.0%
#*  Astronics Corp.                                               25,320     871,008       0.0%
#*  Astronics Corp. Class B                                        9,797     337,262       0.0%
*   Atlas Air Worldwide Holdings, Inc.                            30,769   1,887,678       0.0%
#*  Avis Budget Group, Inc.                                      115,605   4,768,706       0.1%
#*  Axon Enterprise, Inc.                                         35,700     820,029       0.0%
    AZZ, Inc.                                                     27,399   1,309,672       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                            37,828     165,687       0.0%
    Barnes Group, Inc.                                            72,582   4,724,362       0.1%
    Barrett Business Services, Inc.                               11,192     680,362       0.0%
*   Beacon Roofing Supply, Inc.                                   66,368   3,677,451       0.1%
*   Blue Bird Corp.                                                1,952      40,309       0.0%
*   BlueLinx Holdings, Inc.                                        2,406      20,980       0.0%
#*  BMC Stock Holdings, Inc.                                      68,695   1,473,508       0.0%
    Boeing Co. (The)                                              58,869  15,187,025       0.2%
    Brady Corp. Class A                                           45,941   1,748,055       0.0%
    Briggs & Stratton Corp.                                       38,385     967,302       0.0%
    Brink's Co. (The)                                             68,053   5,178,833       0.1%
#*  Builders FirstSource, Inc.                                   122,011   2,198,638       0.0%
    BWX Technologies, Inc.                                        88,203   5,285,124       0.1%
*   CAI International, Inc.                                       23,439     867,712       0.0%
    Carlisle Cos., Inc.                                           46,196   5,073,707       0.1%
*   Casella Waste Systems, Inc. Class A                           42,430     783,258       0.0%
    Caterpillar, Inc.                                            126,177  17,134,837       0.2%
*   CBIZ, Inc.                                                    74,325   1,259,809       0.0%
    CECO Environmental Corp.                                      39,553     346,880       0.0%
#   Celadon Group, Inc.                                           15,265     112,198       0.0%
#*  Cenveo, Inc.                                                   3,300       4,125       0.0%
#   CH Robinson Worldwide, Inc.                                   25,800   2,026,074       0.0%
#*  Chart Industries, Inc.                                        43,585   1,895,948       0.0%
#   Chicago Bridge & Iron Co. NV                                  46,116     642,857       0.0%
#   Cintas Corp.                                                  43,381   6,465,504       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   CIRCOR International, Inc.                                    17,674 $   776,772       0.0%
*   Civeo Corp.                                                   39,223      81,976       0.0%
#*  Clean Harbors, Inc.                                           61,487   3,290,169       0.1%
*   Colfax Corp.                                                  97,120   4,050,875       0.1%
    Columbus McKinnon Corp.                                       18,658     738,110       0.0%
    Comfort Systems USA, Inc.                                     42,870   1,899,141       0.0%
*   Command Security Corp.                                           800       2,520       0.0%
*   Commercial Vehicle Group, Inc.                                49,052     398,302       0.0%
    CompX International, Inc.                                        294       4,366       0.0%
#*  Continental Building Products, Inc.                           54,709   1,460,730       0.0%
    Copa Holdings SA Class A                                      29,180   3,594,684       0.1%
*   Copart, Inc.                                                 150,908   5,476,451       0.1%
    Costamare, Inc.                                               46,857     290,982       0.0%
#   Covanta Holding Corp.                                        261,525   4,210,552       0.1%
*   Covenant Transportation Group, Inc. Class A                   19,763     586,961       0.0%
#*  CPI Aerostructures, Inc.                                       7,107      66,450       0.0%
    CRA International, Inc.                                        9,617     406,414       0.0%
    Crane Co.                                                     62,637   5,206,387       0.1%
*   CSW Industrials, Inc.                                          3,540     173,637       0.0%
    CSX Corp.                                                    311,864  15,727,302       0.2%
#   Cubic Corp.                                                   30,162   1,645,337       0.0%
    Cummins, Inc.                                                 50,480   8,928,902       0.1%
    Curtiss-Wright Corp.                                          47,705   5,641,116       0.1%
    Deere & Co.                                                   56,773   7,543,996       0.1%
    Delta Air Lines, Inc.                                        338,350  16,927,650       0.2%
#   Deluxe Corp.                                                  63,252   4,405,502       0.1%
    DMC Global, Inc.                                              14,992     326,076       0.0%
#   Donaldson Co., Inc.                                           85,723   4,046,983       0.1%
    Douglas Dynamics, Inc.                                        35,005   1,468,460       0.0%
    Dover Corp.                                                   75,406   7,200,519       0.1%
#*  Ducommun, Inc.                                                13,169     434,182       0.0%
    Dun & Bradstreet Corp. (The)                                  15,096   1,763,666       0.0%
*   DXP Enterprises, Inc.                                         19,774     634,152       0.0%
#*  Dycom Industries, Inc.                                        45,595   4,004,609       0.1%
#*  Eagle Bulk Shipping, Inc.                                      1,785       8,390       0.0%
    Eastern Co. (The)                                              3,480     100,572       0.0%
    Eaton Corp. P.L.C.                                           113,513   9,083,310       0.1%
#*  Echo Global Logistics, Inc.                                   31,349     753,943       0.0%
    Ecology and Environment, Inc. Class A                            903      10,610       0.0%
    EMCOR Group, Inc.                                             63,337   5,099,262       0.1%
    Emerson Electric Co.                                          87,567   5,644,569       0.1%
    Encore Wire Corp.                                             24,366   1,100,125       0.0%
    EnerSys                                                       46,650   3,236,110       0.1%
*   Engility Holdings, Inc.                                       26,006     875,622       0.0%
    Ennis, Inc.                                                   34,457     694,309       0.0%
    EnPro Industries, Inc.                                        19,448   1,628,576       0.0%
#   Equifax, Inc.                                                 42,708   4,635,099       0.1%
    ESCO Technologies, Inc.                                       25,975   1,505,251       0.0%
    Espey Manufacturing & Electronics Corp.                        1,611      36,634       0.0%
    Essendant, Inc.                                               43,000     416,240       0.0%
*   Esterline Technologies Corp.                                  35,111   3,330,278       0.1%
#*  ExOne Co. (The)                                                9,959     105,864       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Expeditors International of Washington, Inc.                    30,980 $ 1,808,612       0.0%
    Exponent, Inc.                                                  25,000   1,846,250       0.0%
#   Fastenal Co.                                                    48,988   2,300,966       0.0%
    Federal Signal Corp.                                            71,942   1,535,962       0.0%
    FedEx Corp.                                                     96,271  21,738,955       0.3%
#   Flowserve Corp.                                                 58,692   2,586,556       0.0%
    Fluor Corp.                                                     74,745   3,220,762       0.1%
    Forrester Research, Inc.                                        15,096     659,695       0.0%
    Fortive Corp.                                                   61,537   4,446,664       0.1%
    Fortune Brands Home & Security, Inc.                            69,039   4,560,716       0.1%
    Forward Air Corp.                                               30,352   1,743,419       0.0%
*   Franklin Covey Co.                                              13,311     258,233       0.0%
    Franklin Electric Co., Inc.                                     43,500   1,979,250       0.0%
    FreightCar America, Inc.                                        12,603     235,928       0.0%
*   FTI Consulting, Inc.                                            59,748   2,554,227       0.0%
#   GATX Corp.                                                      35,809   2,127,413       0.0%
*   Gencor Industries, Inc.                                          5,514      99,803       0.0%
*   Generac Holdings, Inc.                                          82,517   4,298,311       0.1%
#   General Cable Corp.                                             39,125     819,669       0.0%
    General Dynamics Corp.                                          64,163  13,023,806       0.2%
    General Electric Co.                                         1,383,002  27,881,320       0.4%
#*  Genesee & Wyoming, Inc. Class A                                 58,444   4,195,110       0.1%
#*  Gibraltar Industries, Inc.                                      36,956   1,228,787       0.0%
    Global Brass & Copper Holdings, Inc.                            38,224   1,337,840       0.0%
*   GMS, Inc.                                                       47,349   1,612,233       0.0%
#*  Goldfield Corp. (The)                                           31,656     182,022       0.0%
    Gorman-Rupp Co. (The)                                           35,293   1,128,670       0.0%
*   GP Strategies Corp.                                             20,022     581,639       0.0%
    Graco, Inc.                                                     31,317   4,127,267       0.1%
    Graham Corp.                                                     7,036     135,584       0.0%
#   Granite Construction, Inc.                                      33,903   2,159,282       0.0%
*   Great Lakes Dredge & Dock Corp.                                 53,902     274,900       0.0%
#   Greenbrier Cos., Inc. (The)                                     19,443   1,014,925       0.0%
    Griffon Corp.                                                   52,037   1,173,434       0.0%
    H&E Equipment Services, Inc.                                    54,015   1,779,254       0.0%
    Hardinge, Inc.                                                   9,158     151,473       0.0%
*   Harsco Corp.                                                   108,658   2,308,982       0.0%
#*  Hawaiian Holdings, Inc.                                         87,798   2,941,233       0.0%
*   HD Supply Holdings, Inc.                                        56,441   1,997,447       0.0%
#   Healthcare Services Group, Inc.                                 24,507   1,296,175       0.0%
#   Heartland Express, Inc.                                        115,676   2,467,369       0.0%
#   HEICO Corp.                                                     27,534   2,496,783       0.0%
    HEICO Corp. Class A                                             40,223   3,060,970       0.0%
    Heidrick & Struggles International, Inc.                        20,019     497,472       0.0%
#*  Herc Holdings, Inc.                                             39,361   1,907,434       0.0%
*   Heritage-Crystal Clean, Inc.                                     9,525     186,214       0.0%
    Herman Miller, Inc.                                             79,989   2,687,630       0.0%
#*  Hertz Global Holdings, Inc.                                     47,064   1,170,482       0.0%
    Hexcel Corp.                                                   107,617   6,531,276       0.1%
*   Hill International, Inc.                                        33,244     176,193       0.0%
    Hillenbrand, Inc.                                              103,461   4,091,883       0.1%
#   HNI Corp.                                                       59,435   2,033,866       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Honeywell International, Inc.                                 98,401 $14,185,488       0.2%
*   Houston Wire & Cable Co.                                      12,789      68,421       0.0%
*   Hub Group, Inc. Class A                                       38,908   1,684,716       0.0%
    Hubbell, Inc.                                                 42,593   5,359,051       0.1%
*   Hudson Global, Inc.                                           18,692      28,225       0.0%
#*  Hudson Technologies, Inc.                                     37,672     223,018       0.0%
    Huntington Ingalls Industries, Inc.                           41,775   9,726,473       0.1%
    Hurco Cos., Inc.                                               8,108     362,833       0.0%
*   Huron Consulting Group, Inc.                                  25,676     939,742       0.0%
#*  Huttig Building Products, Inc.                                 5,571      37,437       0.0%
    Hyster-Yale Materials Handling, Inc.                          11,533     905,225       0.0%
*   ICF International, Inc.                                       21,044   1,130,063       0.0%
    IDEX Corp.                                                    45,722   5,862,018       0.1%
#*  IES Holdings, Inc.                                            14,183     265,222       0.0%
    Illinois Tool Works, Inc.                                     40,408   6,324,660       0.1%
    Ingersoll-Rand P.L.C.                                        122,624  10,864,486       0.1%
*   InnerWorkings, Inc.                                           85,242     927,433       0.0%
*   Innovative Solutions & Support, Inc.                          12,137      39,324       0.0%
    Insperity, Inc.                                               26,173   2,483,818       0.0%
#   Insteel Industries, Inc.                                      26,337     672,910       0.0%
    Interface, Inc.                                               77,195   1,760,046       0.0%
#*  Intersections, Inc.                                           10,290      25,416       0.0%
    ITT, Inc.                                                     91,601   4,272,271       0.1%
    Jacobs Engineering Group, Inc.                                73,738   4,292,289       0.1%
    JB Hunt Transport Services, Inc.                              23,195   2,467,716       0.0%
#*  JetBlue Airways Corp.                                        286,598   5,488,352       0.1%
#   John Bean Technologies Corp.                                  20,762   2,219,458       0.0%
    Johnson Controls International P.L.C.                        194,706   8,058,881       0.1%
    Kadant, Inc.                                                  10,095   1,146,792       0.0%
    Kaman Corp.                                                   33,678   1,883,947       0.0%
    Kansas City Southern                                          50,400   5,252,688       0.1%
    KAR Auction Services, Inc.                                   149,684   7,084,544       0.1%
#   KBR, Inc.                                                    128,328   2,519,079       0.0%
    Kelly Services, Inc. Class A                                  39,350   1,035,299       0.0%
#   Kennametal, Inc.                                              85,843   3,747,047       0.1%
*   Key Technology, Inc.                                           3,074      51,705       0.0%
#*  KEYW Holding Corp. (The)                                       9,246      69,807       0.0%
    Kforce, Inc.                                                  43,428     909,817       0.0%
    Kimball International, Inc. Class B                           64,808   1,242,369       0.0%
#*  Kirby Corp.                                                   55,355   3,921,902       0.1%
#*  KLX, Inc.                                                     59,944   3,288,528       0.1%
#*  Knight-Swift Transportation Holdings, Inc.                   164,321   6,811,105       0.1%
    Knoll, Inc.                                                   74,618   1,583,394       0.0%
    Korn/Ferry International                                      64,344   2,691,510       0.0%
#*  Kratos Defense & Security Solutions, Inc.                     68,697     827,112       0.0%
    L3 Technologies, Inc.                                         41,625   7,791,367       0.1%
#   Landstar System, Inc.                                         25,129   2,481,489       0.0%
*   Lawson Products, Inc.                                          6,294     158,294       0.0%
#*  Layne Christensen Co.                                          5,229      69,075       0.0%
    LB Foster Co. Class A                                          9,303     231,645       0.0%
#   Lennox International, Inc.                                    18,053   3,450,470       0.1%
    Lincoln Electric Holdings, Inc.                               59,616   5,464,999       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
#   Lindsay Corp.                                                  7,563 $   692,468       0.0%
    Lockheed Martin Corp.                                         22,535   6,944,386       0.1%
    LS Starrett Co. (The) Class A                                  2,592      22,032       0.0%
    LSC Communications, Inc.                                      22,121     357,918       0.0%
    LSI Industries, Inc.                                          20,861     144,984       0.0%
*   Lydall, Inc.                                                  19,520   1,128,256       0.0%
    Macquarie Infrastructure Corp.                                53,850   3,745,267       0.1%
*   Manitowoc Co., Inc. (The)                                    156,977   1,494,421       0.0%
    ManpowerGroup, Inc.                                           45,721   5,636,485       0.1%
    Marten Transport, Ltd.                                        39,888     783,799       0.0%
    Masco Corp.                                                   55,907   2,226,217       0.0%
*   Masonite International Corp.                                  35,874   2,407,145       0.0%
#*  MasTec, Inc.                                                  84,560   3,682,588       0.1%
    Matson, Inc.                                                  63,024   1,716,144       0.0%
    Matthews International Corp. Class A                          29,994   1,885,123       0.0%
#   Maxar Technologies, Ltd.                                      25,969   1,643,838       0.0%
    McGrath RentCorp                                              30,552   1,365,674       0.0%
*   Mercury Systems, Inc.                                         36,971   1,865,926       0.0%
*   Meritor, Inc.                                                 78,212   2,034,294       0.0%
#*  Middleby Corp. (The)                                          22,500   2,607,750       0.0%
*   Milacron Holdings Corp.                                       81,762   1,467,628       0.0%
    Miller Industries, Inc.                                       10,037     283,545       0.0%
#*  Mistras Group, Inc.                                           24,898     523,107       0.0%
    Mobile Mini, Inc.                                             52,321   1,731,825       0.0%
*   Moog, Inc. Class A                                            36,363   3,191,217       0.1%
*   Moog, Inc. Class B                                             2,329     206,792       0.0%
*   MRC Global, Inc.                                             110,428   1,893,840       0.0%
    MSA Safety, Inc.                                              37,215   2,958,592       0.0%
    MSC Industrial Direct Co., Inc. Class A                       53,995   4,476,185       0.1%
    Mueller Industries, Inc.                                      77,069   2,678,148       0.0%
    Mueller Water Products, Inc. Class A                         272,505   3,253,710       0.1%
    Multi-Color Corp.                                             19,566   1,618,108       0.0%
*   MYR Group, Inc.                                               25,013     797,665       0.0%
#   National Presto Industries, Inc.                               4,062     474,848       0.0%
*   Navigant Consulting, Inc.                                     61,700   1,068,027       0.0%
#*  Navistar International Corp.                                  40,247   1,702,851       0.0%
*   NCI Building Systems, Inc.                                    96,858   1,544,885       0.0%
    Nielsen Holdings P.L.C.                                      121,965   4,521,243       0.1%
#*  NL Industries, Inc.                                           39,645     515,385       0.0%
#   NN, Inc.                                                      31,451     929,377       0.0%
    Nordson Corp.                                                 32,551   4,123,886       0.1%
    Norfolk Southern Corp.                                        96,853  12,728,421       0.2%
    Northrop Grumman Corp.                                        40,050  11,835,976       0.2%
#*  Northwest Pipe Co.                                            11,077     202,044       0.0%
#*  NOW, Inc.                                                    126,367   1,582,115       0.0%
#*  NV5 Global, Inc.                                               9,476     550,556       0.0%
    Old Dominion Freight Line, Inc.                               78,404   9,497,077       0.1%
#   Omega Flex, Inc.                                               3,089     199,210       0.0%
*   On Assignment, Inc.                                           61,338   3,755,112       0.1%
    Orbital ATK, Inc.                                             45,415   6,037,016       0.1%
*   Orion Group Holdings, Inc.                                    18,828     135,562       0.0%
    Oshkosh Corp.                                                 78,392   7,177,572       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Owens Corning                                                 95,607 $ 7,905,743       0.1%
    PACCAR, Inc.                                                 120,517   8,644,684       0.1%
*   PAM Transportation Services, Inc.                              4,411     129,110       0.0%
    Park-Ohio Holdings Corp.                                      13,272     625,775       0.0%
    Parker-Hannifin Corp.                                         60,109  10,976,504       0.1%
*   Patrick Industries, Inc.                                      27,195   2,529,135       0.0%
*   Patriot Transportation Holding, Inc.                           1,695      32,052       0.0%
*   Pendrell Corp.                                                 7,718      50,013       0.0%
    Pentair P.L.C.                                                70,577   4,972,855       0.1%
*   Performant Financial Corp.                                    53,477      99,467       0.0%
*   Perma-Pipe International Holdings, Inc.                        2,769      23,121       0.0%
*   PGT Innovations, Inc.                                         91,508   1,290,263       0.0%
#   Pitney Bowes, Inc.                                            99,172   1,362,623       0.0%
*   Ply Gem Holdings, Inc.                                        46,115     779,344       0.0%
    Powell Industries, Inc.                                       12,073     349,876       0.0%
    Preformed Line Products Co.                                    3,463     246,254       0.0%
    Primoris Services Corp.                                       59,654   1,686,419       0.0%
#*  Proto Labs, Inc.                                              16,397   1,430,638       0.0%
    Quad/Graphics, Inc.                                           60,556   1,380,071       0.0%
    Quanex Building Products Corp.                                40,803     895,626       0.0%
*   Quanta Services, Inc.                                        134,118   5,060,272       0.1%
*   Radiant Logistics, Inc.                                       30,437     148,533       0.0%
    Raven Industries, Inc.                                        27,465     924,197       0.0%
    Raytheon Co.                                                  53,816   9,697,643       0.1%
#*  RBC Bearings, Inc.                                            21,455   2,656,558       0.0%
*   RCM Technologies, Inc.                                         6,052      35,828       0.0%
    Regal Beloit Corp.                                            39,620   3,215,163       0.1%
    Republic Services, Inc.                                      147,636   9,606,675       0.1%
    Resources Connection, Inc.                                    48,687     766,820       0.0%
*   Rexnord Corp.                                                127,123   3,244,179       0.1%
*   Roadrunner Transportation Systems, Inc.                       11,701     102,969       0.0%
    Robert Half International, Inc.                               49,195   2,546,825       0.0%
    Rockwell Automation, Inc.                                     24,820   4,984,352       0.1%
    Rockwell Collins, Inc.                                        55,667   7,548,445       0.1%
#   Rollins, Inc.                                                 57,217   2,512,398       0.0%
#   Roper Technologies, Inc.                                      27,031   6,978,593       0.1%
*   RPX Corp.                                                     63,418     825,702       0.0%
#   RR Donnelley & Sons Co.                                       47,069     433,035       0.0%
*   Rush Enterprises, Inc. Class A                                39,175   1,989,307       0.0%
*   Rush Enterprises, Inc. Class B                                 1,308      62,248       0.0%
#   Ryder System, Inc.                                            86,863   7,042,852       0.1%
*   Saia, Inc.                                                    29,694   1,924,171       0.0%
#*  Sensata Technologies Holding NV                              112,349   5,494,990       0.1%
*   SIFCO Industries, Inc.                                         1,400      10,220       0.0%
    Simpson Manufacturing Co., Inc.                               44,541   2,482,715       0.0%
#*  SiteOne Landscape Supply, Inc.                                18,878   1,198,942       0.0%
    SkyWest, Inc.                                                 59,107   2,783,940       0.0%
#   Snap-on, Inc.                                                 35,034   5,527,665       0.1%
    Southwest Airlines Co.                                       295,122  15,895,271       0.2%
*   SP Plus Corp.                                                 26,783   1,037,841       0.0%
    Spartan Motors, Inc.                                          27,820     449,293       0.0%
*   Sparton Corp.                                                  9,428     219,578       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Spirit Aerosystems Holdings, Inc. Class A                     77,839 $ 6,234,904       0.1%
#*  Spirit Airlines, Inc.                                         80,636   2,990,789       0.0%
*   SPX Corp.                                                     32,236     944,192       0.0%
*   SPX FLOW, Inc.                                                47,046   1,939,707       0.0%
    Standex International Corp.                                   11,980   1,240,529       0.0%
    Stanley Black & Decker, Inc.                                  66,513  10,745,175       0.1%
    Steelcase, Inc. Class A                                      110,818   1,612,402       0.0%
#*  Stericycle, Inc.                                              36,479   2,584,537       0.0%
#*  Sterling Construction Co., Inc.                               23,119     412,674       0.0%
    Sun Hydraulics Corp.                                          19,556   1,125,057       0.0%
#*  Team, Inc.                                                    29,780     366,294       0.0%
*   Teledyne Technologies, Inc.                                   36,672   6,232,773       0.1%
#   Tennant Co.                                                   17,548   1,216,954       0.0%
    Terex Corp.                                                   88,348   4,162,074       0.1%
    Tetra Tech, Inc.                                              54,989   2,708,208       0.0%
#*  Textainer Group Holdings, Ltd.                                21,192     414,304       0.0%
    Textron, Inc.                                                146,297   7,715,704       0.1%
*   Thermon Group Holdings, Inc.                                  36,693     789,266       0.0%
    Timken Co. (The)                                              65,112   3,070,031       0.0%
    Titan International, Inc.                                     71,467     696,089       0.0%
#*  Titan Machinery, Inc.                                         16,994     253,041       0.0%
    Toro Co. (The)                                                42,200   2,652,270       0.0%
*   TPI Composites, Inc.                                           3,437      86,097       0.0%
*   Transcat, Inc.                                                 4,552      57,810       0.0%
#   TransDigm Group, Inc.                                          7,720   2,142,300       0.0%
#*  TransUnion                                                    37,012   1,942,760       0.0%
*   Trex Co., Inc.                                                29,072   3,181,930       0.0%
*   TriMas Corp.                                                  34,008     902,912       0.0%
*   TriNet Group, Inc.                                            49,031   1,702,356       0.0%
    Trinity Industries, Inc.                                     181,440   5,900,429       0.1%
*   Triton International, Ltd.                                    63,930   2,550,807       0.0%
#   Triumph Group, Inc.                                           64,705   2,009,090       0.0%
*   TrueBlue, Inc.                                                49,115   1,331,017       0.0%
#*  Tutor Perini Corp.                                            60,130   1,695,666       0.0%
*   Twin Disc, Inc.                                                9,516     203,167       0.0%
*   Ultralife Corp.                                                8,539      64,043       0.0%
#   UniFirst Corp.                                                15,110   2,379,825       0.0%
    Union Pacific Corp.                                          237,535  27,504,178       0.3%
*   United Continental Holdings, Inc.                            208,186  12,174,717       0.2%
    United Parcel Service, Inc. Class B                           62,720   7,371,482       0.1%
#*  United Rentals, Inc.                                          99,066  14,015,858       0.2%
    United Technologies Corp.                                    294,265  35,241,176       0.4%
#*  Univar, Inc.                                                  61,641   1,833,820       0.0%
    Universal Forest Products, Inc.                               23,272   2,627,409       0.0%
    Universal Logistics Holdings, Inc.                            15,886     343,138       0.0%
#   US Ecology, Inc.                                              24,866   1,182,378       0.0%
*   USA Truck, Inc.                                                5,237      73,842       0.0%
#*  USG Corp.                                                    156,595   5,375,906       0.1%
    Valmont Industries, Inc.                                      20,427   3,245,850       0.1%
*   Vectrus, Inc.                                                 10,938     333,718       0.0%
#*  Verisk Analytics, Inc.                                        30,548   2,598,107       0.0%
*   Veritiv Corp.                                                  6,115     196,597       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Industrials -- (Continued)
    Viad Corp.                                                    28,309 $    1,643,337       0.0%
*   Vicor Corp.                                                   14,805        319,048       0.0%
*   Virco Manufacturing Corp.                                      2,861         16,165       0.0%
#*  Volt Information Sciences, Inc.                                9,139         39,298       0.0%
    VSE Corp.                                                      9,364        459,772       0.0%
#   Wabash National Corp.                                         85,991      1,934,798       0.0%
*   WABCO Holdings, Inc.                                          22,854      3,372,565       0.1%
#   Wabtec Corp.                                                  51,179      3,915,193       0.1%
    Waste Management, Inc.                                        99,177      8,149,374       0.1%
#   Watsco, Inc.                                                  23,954      3,990,018       0.1%
    Watsco, Inc. Class B                                           1,750        291,603       0.0%
    Watts Water Technologies, Inc. Class A                        25,902      1,745,795       0.0%
#*  Welbilt, Inc.                                                 98,969      2,183,256       0.0%
#   Werner Enterprises, Inc.                                      91,133      3,248,891       0.1%
#*  Wesco Aircraft Holdings, Inc.                                111,961      1,013,247       0.0%
*   WESCO International, Inc.                                     55,340      3,494,721       0.1%
#*  Willdan Group, Inc.                                           10,968        329,698       0.0%
*   Willis Lease Finance Corp.                                     4,690        117,672       0.0%
    Woodward, Inc.                                                62,104      4,802,502       0.1%
#   WW Grainger, Inc.                                             12,350      2,441,595       0.0%
*   Xerium Technologies, Inc.                                      6,326         29,732       0.0%
#*  XPO Logistics, Inc.                                          138,933      9,635,004       0.1%
    Xylem, Inc.                                                   89,170      5,932,480       0.1%
*   YRC Worldwide, Inc.                                           34,478        464,419       0.0%
                                                                         --------------      ----
Total Industrials                                                         1,210,326,971      14.7%
                                                                         --------------      ----
Information Technology -- (18.0%)
#*  3D Systems Corp.                                              25,017        309,710       0.0%
    Accenture P.L.C. Class A                                      58,582      8,339,734       0.1%
#*  ACI Worldwide, Inc.                                          128,368      3,091,101       0.0%
    Activision Blizzard, Inc.                                    172,928     11,325,055       0.1%
*   Actua Corp.                                                   48,438        748,367       0.0%
#*  Acxiom Corp.                                                  62,947      1,583,747       0.0%
*   Adobe Systems, Inc.                                           24,312      4,258,490       0.1%
    ADTRAN, Inc.                                                  37,231        785,574       0.0%
#*  Advanced Energy Industries, Inc.                              44,216      3,745,980       0.1%
#*  Advanced Micro Devices, Inc.                                 326,713      3,588,942       0.1%
*   Agilysys, Inc.                                                23,530        288,713       0.0%
*   Akamai Technologies, Inc.                                     77,383      4,043,262       0.1%
*   ALJ Regional Holdings, Inc.                                    8,315         30,017       0.0%
    Alliance Data Systems Corp.                                   12,645      2,829,066       0.0%
*   Alpha & Omega Semiconductor, Ltd.                             29,552        544,643       0.0%
*   Alphabet, Inc. Class A                                        34,523     35,663,640       0.4%
*   Alphabet, Inc. Class C                                        36,168     36,769,836       0.5%
#*  Ambarella, Inc.                                                2,464        139,068       0.0%
    Amdocs, Ltd.                                                  55,413      3,607,386       0.1%
    American Software, Inc. Class A                               18,753        232,725       0.0%
*   Amkor Technology, Inc.                                       290,351      3,359,361       0.1%
    Amphenol Corp. Class A                                        46,775      4,069,425       0.1%
*   Amtech Systems, Inc.                                           4,680         68,141       0.0%
    Analog Devices, Inc.                                         108,455      9,901,942       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
#*  ANGI Homeservices, Inc. Class A                                 18,044 $    225,550       0.0%
*   Anixter International, Inc.                                     39,543    2,716,604       0.0%
*   ANSYS, Inc.                                                     28,861    3,945,587       0.1%
    Apple, Inc.                                                  1,125,427  190,242,180       2.3%
    Applied Materials, Inc.                                        164,824    9,301,018       0.1%
#*  Applied Optoelectronics, Inc.                                    4,364      177,789       0.0%
#*  Arista Networks, Inc.                                           18,089    3,615,810       0.1%
*   ARRIS International P.L.C.                                     149,750    4,267,875       0.1%
*   Arrow Electronics, Inc.                                         76,010    6,353,676       0.1%
#*  Aspen Technology, Inc.                                          42,849    2,764,617       0.0%
    AstroNova, Inc.                                                  3,998       49,775       0.0%
#*  Asure Software, Inc.                                             5,929       66,879       0.0%
#*  Atlassian Corp. P.L.C. Class A                                   2,212      106,994       0.0%
#*  Autodesk, Inc.                                                  16,100    2,011,856       0.0%
    Automatic Data Processing, Inc.                                 34,523    4,013,644       0.1%
#*  Avid Technology, Inc.                                           42,376      188,149       0.0%
    Avnet, Inc.                                                    110,063    4,380,507       0.1%
    AVX Corp.                                                      113,660    2,141,354       0.0%
*   Aware, Inc.                                                      6,547       30,444       0.0%
*   Axcelis Technologies, Inc.                                      28,404      934,492       0.0%
#*  AXT, Inc.                                                       46,079      428,535       0.0%
#   Badger Meter, Inc.                                              28,909    1,266,214       0.0%
*   Bankrate, Inc.                                                   6,707       93,227       0.0%
#*  Barracuda Networks, Inc.                                        54,994    1,281,910       0.0%
*   Bazaarvoice, Inc.                                               52,038      251,083       0.0%
    Bel Fuse, Inc. Class A                                           1,600       45,144       0.0%
    Bel Fuse, Inc. Class B                                          10,720      346,792       0.0%
#   Belden, Inc.                                                    42,458    3,392,819       0.1%
#*  Benchmark Electronics, Inc.                                     52,100    1,612,495       0.0%
    Black Box Corp.                                                 15,302       47,436       0.0%
#*  Black Knight, Inc.                                              50,052    2,269,858       0.0%
#   Blackbaud, Inc.                                                 27,523    2,788,080       0.0%
*   Blackhawk Network Holdings, Inc.                                55,198    1,873,972       0.0%
*   Blucora, Inc.                                                   52,563    1,140,617       0.0%
    Booz Allen Hamilton Holding Corp.                               74,820    2,827,448       0.0%
*   Bottomline Technologies de, Inc.                                17,340      564,590       0.0%
    Broadcom, Ltd.                                                  63,597   16,783,884       0.2%
    Broadridge Financial Solutions, Inc.                            58,348    5,013,260       0.1%
#*  BroadSoft, Inc.                                                  2,536      139,100       0.0%
    Brocade Communications Systems, Inc.                           349,196    4,068,133       0.1%
    Brooks Automation, Inc.                                         74,905    2,575,983       0.0%
*   BSQUARE Corp.                                                   12,344       66,040       0.0%
    CA, Inc.                                                       202,085    6,543,512       0.1%
    Cabot Microelectronics Corp.                                    22,912    2,214,903       0.0%
*   CACI International, Inc. Class A                                24,183    3,476,306       0.1%
*   Cadence Design Systems, Inc.                                    96,715    4,174,219       0.1%
#*  CalAmp Corp.                                                    21,019      477,762       0.0%
*   Calix, Inc.                                                     58,681      322,746       0.0%
#*  Carbonite, Inc.                                                 27,006      613,036       0.0%
#*  Cardtronics P.L.C. Class A                                      67,829    1,553,284       0.0%
#*  Cars.com, Inc.                                                  86,890    2,069,720       0.0%
    Cass Information Systems, Inc.                                   9,709      626,231       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#*  Cavium, Inc.                                                    14,883 $ 1,026,778       0.0%
    CDK Global, Inc.                                                25,892   1,645,696       0.0%
    CDW Corp.                                                       75,620   5,293,400       0.1%
*   Ceva, Inc.                                                      13,751     664,173       0.0%
#*  Ciena Corp.                                                    138,722   2,950,617       0.0%
#*  Cimpress NV                                                     38,848   4,239,871       0.1%
#*  Cirrus Logic, Inc.                                              61,753   3,458,168       0.1%
    Cisco Systems, Inc.                                          1,672,490  57,115,533       0.7%
*   Citrix Systems, Inc.                                            26,443   2,184,456       0.0%
*   Clearfield, Inc.                                                 7,734     105,956       0.0%
    Cognex Corp.                                                    49,051   6,040,631       0.1%
    Cognizant Technology Solutions Corp. Class A                   165,341  12,511,353       0.2%
#*  Coherent, Inc.                                                  21,708   5,702,909       0.1%
    Cohu, Inc.                                                      24,624     635,299       0.0%
#*  CommerceHub, Inc. Series A                                      12,621     281,827       0.0%
*   CommerceHub, Inc. Series C                                      15,998     341,237       0.0%
#*  CommScope Holding Co., Inc.                                    126,928   4,079,466       0.1%
    Communications Systems, Inc.                                     6,432      27,851       0.0%
    Computer Task Group, Inc.                                       11,157      56,231       0.0%
    Comtech Telecommunications Corp.                                 4,526      97,354       0.0%
    Concurrent Computer Corp.                                        5,474      33,610       0.0%
*   Conduent, Inc.                                                 138,185   2,139,104       0.0%
#*  Control4 Corp.                                                   7,306     215,162       0.0%
    Convergys Corp.                                                101,450   2,610,309       0.0%
*   CoreLogic, Inc.                                                 99,910   4,685,779       0.1%
    Corning, Inc.                                                  290,852   9,106,576       0.1%
#*  CoStar Group, Inc.                                               9,906   2,929,700       0.0%
*   Cray, Inc.                                                      46,343     956,983       0.0%
#*  Cree, Inc.                                                     111,609   3,984,441       0.1%
    CSG Systems International, Inc.                                 39,407   1,668,492       0.0%
    CSRA, Inc.                                                      80,974   2,590,358       0.0%
    CTS Corp.                                                       30,166     820,515       0.0%
#*  CyberOptics Corp.                                                4,601      66,254       0.0%
#   Cypress Semiconductor Corp.                                    282,554   4,481,306       0.1%
    Daktronics, Inc.                                                42,333     434,760       0.0%
*   Dell Technologies, Inc. Class V                                 56,665   4,690,162       0.1%
*   DHI Group, Inc.                                                 29,307      64,475       0.0%
#   Diebold Nixdorf, Inc.                                           59,597   1,150,222       0.0%
*   Digi International, Inc.                                        26,824     278,970       0.0%
*   Diodes, Inc.                                                    56,672   1,946,116       0.0%
    Dolby Laboratories, Inc. Class A                                49,331   2,858,238       0.0%
*   DSP Group, Inc.                                                 18,998     254,573       0.0%
    DST Systems, Inc.                                               68,442   4,012,070       0.1%
    DXC Technology Co.                                             138,620  12,686,502       0.2%
#*  Eastman Kodak Co.                                                8,611      46,069       0.0%
*   eBay, Inc.                                                     263,301   9,910,650       0.1%
#   Ebix, Inc.                                                      21,473   1,459,090       0.0%
#*  EchoStar Corp. Class A                                          45,300   2,534,535       0.0%
*   Edgewater Technology, Inc.                                       4,254      27,694       0.0%
*   Electro Scientific Industries, Inc.                             25,264     451,973       0.0%
*   Electronic Arts, Inc.                                           40,781   4,877,408       0.1%
#*  Electronics for Imaging, Inc.                                   35,140   1,084,420       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Ellie Mae, Inc.                                                9,257 $   832,667       0.0%
#*  eMagin Corp.                                                   6,351      13,655       0.0%
*   Emcore Corp.                                                  21,229     175,139       0.0%
#*  Endurance International Group Holdings, Inc.                  72,268     592,598       0.0%
    Entegris, Inc.                                               123,096   4,031,394       0.1%
*   Envestnet, Inc.                                                6,398     341,653       0.0%
*   EPAM Systems, Inc.                                            24,174   2,203,460       0.0%
*   ePlus, Inc.                                                   15,650   1,496,140       0.0%
#*  Euronet Worldwide, Inc.                                       44,460   4,296,614       0.1%
*   Everi Holdings, Inc.                                          19,215     159,292       0.0%
*   Evolving Systems, Inc.                                         1,300       5,980       0.0%
*   ExlService Holdings, Inc.                                     31,568   1,970,475       0.0%
*   Extreme Networks, Inc.                                        69,081     828,972       0.0%
*   F5 Networks, Inc.                                             11,760   1,426,135       0.0%
#*  Fabrinet                                                      36,297   1,349,522       0.0%
*   Facebook, Inc. Class A                                       200,045  36,020,103       0.4%
    Fair Isaac Corp.                                              28,227   4,097,431       0.1%
*   FARO Technologies, Inc.                                       19,942   1,032,996       0.0%
    Fidelity National Information Services, Inc.                 111,260  10,320,478       0.1%
#*  Finisar Corp.                                                140,732   3,312,831       0.0%
#*  First Solar, Inc.                                             78,838   4,321,899       0.1%
*   Fiserv, Inc.                                                  84,364  10,919,233       0.1%
#*  Fitbit, Inc. Class A                                          73,042     448,478       0.0%
*   FleetCor Technologies, Inc.                                   40,171   6,639,061       0.1%
#*  Flex, Ltd.                                                   336,356   5,987,137       0.1%
    FLIR Systems, Inc.                                           116,230   5,441,889       0.1%
*   FormFactor, Inc.                                              97,119   1,767,566       0.0%
*   Fortinet, Inc.                                                18,211     717,696       0.0%
*   Frequency Electronics, Inc.                                    4,145      38,549       0.0%
#*  Gartner, Inc.                                                 18,103   2,268,487       0.0%
    Genpact, Ltd.                                                169,717   5,167,883       0.1%
#   Global Payments, Inc.                                        102,877  10,694,064       0.1%
#   GlobalSCAPE, Inc.                                              3,392      13,738       0.0%
#*  Globant SA                                                    10,984     414,316       0.0%
#*  Glu Mobile, Inc.                                              89,155     357,512       0.0%
#*  GoDaddy, Inc. Class A                                         12,457     581,742       0.0%
#*  GrubHub, Inc.                                                 46,987   2,867,147       0.0%
*   GSE Systems, Inc.                                              8,763      30,671       0.0%
*   GSI Technology, Inc.                                          13,233      91,572       0.0%
#*  GTT Communications, Inc.                                      60,847   2,217,873       0.0%
#*  Guidewire Software, Inc.                                      16,487   1,318,630       0.0%
    Hackett Group, Inc. (The)                                     39,031     602,639       0.0%
#*  Harmonic, Inc.                                               118,508     438,480       0.0%
    Harris Corp.                                                  69,174   9,637,322       0.1%
    Hewlett Packard Enterprise Co.                               616,923   8,587,568       0.1%
    HP, Inc.                                                     337,258   7,267,910       0.1%
*   IAC/InterActiveCorp                                           74,565   9,622,613       0.1%
#*  ID Systems, Inc.                                               4,988      37,161       0.0%
*   IEC Electronics Corp.                                          4,588      20,669       0.0%
#*  II-VI, Inc.                                                   61,248   2,768,410       0.0%
#*  Immersion Corp.                                                1,443      11,659       0.0%
#*  Infinera Corp.                                               174,430   1,459,979       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
*   Innodata, Inc.                                                  15,241 $    19,813       0.0%
#*  Inseego Corp.                                                   13,392      20,088       0.0%
*   Insight Enterprises, Inc.                                       35,050   1,579,003       0.0%
#*  Integrated Device Technology, Inc.                             118,102   3,669,429       0.1%
    Intel Corp.                                                  1,852,635  84,276,366       1.0%
#   InterDigital, Inc.                                              55,966   4,105,106       0.1%
#*  Internap Corp.                                                  48,937     227,557       0.0%
    International Business Machines Corp.                          128,410  19,782,845       0.3%
*   Intevac, Inc.                                                   12,535     105,294       0.0%
*   IntriCon Corp.                                                   3,283      36,934       0.0%
    Intuit, Inc.                                                    20,374   3,076,881       0.0%
#*  Inuvo, Inc.                                                     19,703      16,590       0.0%
*   IPG Photonics Corp.                                             38,485   8,193,841       0.1%
*   Iteris, Inc.                                                     3,900      26,949       0.0%
*   Itron, Inc.                                                     43,548   3,403,276       0.1%
*   IXYS Corp.                                                      36,660     905,502       0.0%
#   j2 Global, Inc.                                                 55,871   4,142,276       0.1%
    Jabil, Inc.                                                    243,345   6,881,797       0.1%
    Jack Henry & Associates, Inc.                                   43,188   4,756,294       0.1%
    Juniper Networks, Inc.                                         173,224   4,301,152       0.1%
*   Kemet Corp.                                                     42,862   1,101,125       0.0%
*   Key Tronic Corp.                                                 5,745      43,260       0.0%
*   Keysight Technologies, Inc.                                    115,835   5,174,349       0.1%
*   Kimball Electronics, Inc.                                       17,079     375,738       0.0%
    KLA-Tencor Corp.                                                47,962   5,222,582       0.1%
#*  Knowles Corp.                                                  108,570   1,797,919       0.0%
#*  Kopin Corp.                                                     39,747     139,512       0.0%
*   Kulicke & Soffa Industries, Inc.                                82,479   1,868,149       0.0%
*   KVH Industries, Inc.                                            13,737     158,662       0.0%
#   Lam Research Corp.                                              56,556  11,795,885       0.2%
*   Lattice Semiconductor Corp.                                    105,555     617,497       0.0%
*   Leaf Group, Ltd.                                                27,296     192,437       0.0%
    Leidos Holdings, Inc.                                           84,551   5,286,129       0.1%
*   Limelight Networks, Inc.                                        50,856     251,737       0.0%
*   Liquidity Services, Inc.                                        21,451     122,271       0.0%
#   Littelfuse, Inc.                                                18,022   3,766,598       0.1%
    LogMeIn, Inc.                                                   33,308   4,031,933       0.1%
#*  Lumentum Holdings, Inc.                                         32,693   2,064,563       0.0%
#*  Luxoft Holding, Inc.                                            15,349     714,496       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                       22,842     933,781       0.0%
#*  MagnaChip Semiconductor Corp.                                   16,223     167,908       0.0%
#*  Manhattan Associates, Inc.                                      52,380   2,192,627       0.0%
    ManTech International Corp. Class A                             31,877   1,479,412       0.0%
*   Marchex, Inc. Class B                                           23,549      73,002       0.0%
    Marvell Technology Group, Ltd.                                 296,588   5,477,980       0.1%
    Mastercard, Inc. Class A                                        99,582  14,814,814       0.2%
#*  Match Group, Inc.                                               10,973     293,418       0.0%
    Maxim Integrated Products, Inc.                                 86,501   4,544,763       0.1%
    MAXIMUS, Inc.                                                   75,629   5,024,034       0.1%
#*  MaxLinear, Inc.                                                 53,894   1,318,786       0.0%
#*  Maxwell Technologies, Inc.                                      11,611      55,965       0.0%
#*  Meet Group, Inc.(The)                                           40,295     136,600       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Information Technology -- (Continued)
#   Mesa Laboratories, Inc.                                          3,934 $   627,276       0.0%
    Methode Electronics, Inc.                                       42,516   1,994,000       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                  16,951     592,098       0.0%
#   Microchip Technology, Inc.                                      73,983   7,013,588       0.1%
*   Micron Technology, Inc.                                        649,261  28,768,755       0.4%
*   Microsemi Corp.                                                110,456   5,895,037       0.1%
    Microsoft Corp.                                              1,187,445  98,771,675       1.2%
*   MicroStrategy, Inc. Class A                                      8,982   1,187,959       0.0%
    MKS Instruments, Inc.                                           54,977   5,973,251       0.1%
*   ModusLink Global Solutions, Inc.                                53,705      97,743       0.0%
#*  MoneyGram International, Inc.                                   37,429     582,021       0.0%
#   Monolithic Power Systems, Inc.                                  24,423   2,971,546       0.0%
    Monotype Imaging Holdings, Inc.                                 27,615     636,526       0.0%
    Motorola Solutions, Inc.                                        35,174   3,184,654       0.0%
#   MTS Systems Corp.                                               14,643     762,168       0.0%
*   Nanometrics, Inc.                                               22,470     635,227       0.0%
*   Napco Security Technologies, Inc.                                7,089      71,953       0.0%
#   National Instruments Corp.                                      70,927   3,191,715       0.0%
#*  NCR Corp.                                                       91,724   2,943,423       0.0%
#*  NeoPhotonics Corp.                                              42,205     219,888       0.0%
#   NetApp, Inc.                                                   122,597   5,445,759       0.1%
#*  NETGEAR, Inc.                                                   35,804   1,670,257       0.0%
#*  Netscout Systems, Inc.                                          49,925   1,417,870       0.0%
    Network-1 Technologies, Inc.                                     5,212      21,890       0.0%
#   NIC, Inc.                                                       45,069     766,173       0.0%
*   Novanta, Inc.                                                   27,180   1,285,614       0.0%
*   Nuance Communications, Inc.                                    181,644   2,677,433       0.0%
#*  Numerex Corp. Class A                                            7,077      28,237       0.0%
    NVE Corp.                                                        2,742     233,289       0.0%
    NVIDIA Corp.                                                   162,000  33,503,220       0.4%
#*  Oclaro, Inc.                                                   102,785     850,032       0.0%
*   ON Semiconductor Corp.                                         440,330   9,387,836       0.1%
*   Onvia, Inc.                                                        521       4,676       0.0%
    Oracle Corp.                                                   481,175  24,491,807       0.3%
*   OSI Systems, Inc.                                               18,239   1,611,963       0.0%
#*  Palo Alto Networks, Inc.                                         5,065     745,568       0.0%
*   PAR Technology Corp.                                             8,391      91,798       0.0%
    Park Electrochemical Corp.                                      18,395     347,298       0.0%
    Paychex, Inc.                                                   62,809   4,006,586       0.1%
#*  Paycom Software, Inc.                                           29,870   2,455,314       0.0%
#*  Paylocity Holding Corp.                                         10,323     551,351       0.0%
*   PayPal Holdings, Inc.                                          118,229   8,578,696       0.1%
    PC Connection, Inc.                                             23,809     642,843       0.0%
#   PC-Tel, Inc.                                                    14,847      98,733       0.0%
#*  PCM, Inc.                                                       11,350     159,468       0.0%
#*  PDF Solutions, Inc.                                             27,069     396,561       0.0%
    Pegasystems, Inc.                                               53,386   3,112,404       0.0%
*   Perceptron, Inc.                                                 8,358      63,855       0.0%
*   Perficient, Inc.                                                37,805     735,307       0.0%
#*  PFSweb, Inc.                                                    15,487     128,542       0.0%
#*  Photronics, Inc.                                                76,157     738,723       0.0%
*   Planet Payment, Inc.                                            45,645     204,033       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
    Plantronics, Inc.                                             30,422 $ 1,379,942       0.0%
*   Plexus Corp.                                                  38,526   2,366,652       0.0%
#   Power Integrations, Inc.                                      20,537   1,650,148       0.0%
*   PRGX Global, Inc.                                             15,202     114,775       0.0%
    Progress Software Corp.                                       58,751   2,486,930       0.0%
#*  PTC, Inc.                                                     49,041   3,258,774       0.0%
    QAD, Inc. Class A                                              9,085     336,145       0.0%
    QAD, Inc. Class B                                              1,920      56,640       0.0%
#*  Qorvo, Inc.                                                   79,280   6,010,217       0.1%
    QUALCOMM, Inc.                                               467,869  23,865,998       0.3%
*   Qualys, Inc.                                                  18,758     992,298       0.0%
*   QuinStreet, Inc.                                              21,049     187,336       0.0%
#*  Radisys Corp.                                                 38,233      50,468       0.0%
*   Rambus, Inc.                                                  90,188   1,326,665       0.0%
*   RealNetworks, Inc.                                            68,817     324,816       0.0%
#*  RealPage, Inc.                                                15,847     686,175       0.0%
#*  Red Hat, Inc.                                                 22,123   2,673,122       0.0%
    Reis, Inc.                                                     9,884     180,383       0.0%
    Relm Wireless Corp.                                              766       2,719       0.0%
    Richardson Electronics, Ltd.                                   8,608      56,985       0.0%
#*  Rogers Corp.                                                  18,677   2,840,398       0.0%
*   Rosetta Stone, Inc.                                            7,639      77,689       0.0%
*   Rubicon Project, Inc. (The)                                   19,100      67,996       0.0%
*   Rudolph Technologies, Inc.                                    42,313   1,174,186       0.0%
#   Sabre Corp.                                                   73,086   1,429,562       0.0%
*   salesforce.com, Inc.                                          27,620   2,826,631       0.0%
*   Sanmina Corp.                                                 84,401   2,762,023       0.0%
*   ScanSource, Inc.                                              29,016   1,246,237       0.0%
    Science Applications International Corp.                      47,695   3,497,951       0.1%
*   Seachange International, Inc.                                 39,230     103,960       0.0%
#   Seagate Technology P.L.C.                                     60,324   2,230,178       0.0%
*   Semtech Corp.                                                 57,431   2,357,543       0.0%
#*  ServiceNow, Inc.                                               7,840     990,741       0.0%
*   Shutterstock, Inc.                                            12,873     501,918       0.0%
*   Sigma Designs, Inc.                                           42,216     255,407       0.0%
*   Silicon Laboratories, Inc.                                    30,386   2,883,631       0.0%
#*  Silver Spring Networks, Inc.                                  33,370     537,924       0.0%
    Skyworks Solutions, Inc.                                     104,842  11,937,310       0.2%
*   SMTC Corp.                                                     8,334      12,084       0.0%
*   SolarEdge Technologies, Inc.                                   3,112     102,229       0.0%
#*  Sonus Networks, Inc.                                          49,689     387,574       0.0%
#*  Splunk, Inc.                                                   5,185     348,951       0.0%
    SS&C Technologies Holdings, Inc.                              83,532   3,357,986       0.1%
*   Stamps.com, Inc.                                              10,645   2,388,738       0.0%
*   StarTek, Inc.                                                 10,612     126,707       0.0%
*   Stratasys, Ltd.                                               61,143   1,376,940       0.0%
#*  SunPower Corp.                                                60,268     429,108       0.0%
#*  Super Micro Computer, Inc.                                    55,227   1,099,017       0.0%
*   Sykes Enterprises, Inc.                                       49,385   1,429,202       0.0%
#   Symantec Corp.                                               205,370   6,674,525       0.1%
*   Synacor, Inc.                                                  3,670       8,808       0.0%
#*  Synaptics, Inc.                                               39,035   1,448,979       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Information Technology -- (Continued)
#*  Synchronoss Technologies, Inc.                                38,709 $   438,573       0.0%
    SYNNEX Corp.                                                  42,077   5,675,346       0.1%
*   Synopsys, Inc.                                                56,600   4,897,032       0.1%
#*  Syntel, Inc.                                                  51,057   1,192,692       0.0%
    Systemax, Inc.                                                18,932     540,509       0.0%
#*  Tableau Software, Inc. Class A                                 6,951     563,657       0.0%
*   Take-Two Interactive Software, Inc.                          112,651  12,464,833       0.2%
    TE Connectivity, Ltd.                                        140,789  12,807,575       0.2%
#*  Tech Data Corp.                                               44,291   4,108,876       0.1%
*   TechTarget, Inc.                                              12,291     153,146       0.0%
#*  Telaria, Inc.                                                 12,246      54,985       0.0%
*   Telenav, Inc.                                                 35,217     227,150       0.0%
    TeleTech Holdings, Inc.                                       53,568   2,231,107       0.0%
#*  Teradata Corp.                                               152,283   5,093,866       0.1%
    Teradyne, Inc.                                               171,647   7,361,940       0.1%
    Tessco Technologies, Inc.                                      6,020      96,320       0.0%
    Texas Instruments, Inc.                                      139,258  13,464,856       0.2%
    TiVo Corp.                                                   101,944   1,850,284       0.0%
    Total System Services, Inc.                                  115,925   8,352,396       0.1%
    TransAct Technologies, Inc.                                    6,652      63,194       0.0%
    Travelport Worldwide, Ltd.                                    85,633   1,343,582       0.0%
*   Travelzoo                                                      6,908      46,284       0.0%
#*  Trimble, Inc.                                                 91,598   3,744,526       0.1%
#*  TTM Technologies, Inc.                                       119,066   1,878,861       0.0%
*   Twitter, Inc.                                                135,414   2,792,237       0.0%
#*  Tyler Technologies, Inc.                                      15,237   2,701,368       0.0%
#*  Ubiquiti Networks, Inc.                                       28,915   1,797,935       0.0%
#*  Ultimate Software Group, Inc. (The)                            6,315   1,279,356       0.0%
*   Ultra Clean Holdings, Inc.                                    25,761     657,421       0.0%
#*  Unisys Corp.                                                     222       1,943       0.0%
#   Universal Display Corp.                                       14,522   2,127,473       0.0%
#*  Vantiv, Inc. Class A                                          62,995   4,409,650       0.1%
*   VASCO Data Security International, Inc.                       24,003     326,441       0.0%
#*  Veeco Instruments, Inc.                                       54,524     984,158       0.0%
#*  VeriFone Systems, Inc.                                        63,321   1,208,165       0.0%
*   Verint Systems, Inc.                                          48,791   2,058,980       0.0%
#*  VeriSign, Inc.                                                14,100   1,516,032       0.0%
    Versum Materials, Inc.                                        30,231   1,272,120       0.0%
#*  ViaSat, Inc.                                                  39,920   2,598,792       0.0%
#*  Viavi Solutions, Inc.                                        203,831   1,891,552       0.0%
*   Virtusa Corp.                                                 34,357   1,311,063       0.0%
#   Visa, Inc. Class A                                           285,324  31,379,934       0.4%
#   Vishay Intertechnology, Inc.                                 150,206   3,342,084       0.1%
*   Vishay Precision Group, Inc.                                  10,529     258,487       0.0%
#*  VMware, Inc. Class A                                           6,687     800,367       0.0%
    Wayside Technology Group, Inc.                                 3,335      46,190       0.0%
*   Web.com Group, Inc.                                           62,541   1,507,238       0.0%
    Western Digital Corp.                                        137,501  12,274,714       0.2%
#   Western Union Co. (The)                                       98,284   1,951,920       0.0%
#*  WEX, Inc.                                                     37,378   4,619,547       0.1%
#*  Workday, Inc. Class A                                          3,900     432,861       0.0%
*   Xcerra Corp.                                                  30,516     300,583       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Information Technology -- (Continued)
    Xerox Corp.                                                  173,641 $    5,263,059       0.1%
#   Xilinx, Inc.                                                  95,771      7,057,365       0.1%
*   XO Group, Inc.                                                26,370        526,345       0.0%
#   Xperi Corp.                                                   48,948      1,125,804       0.0%
#   YuMe, Inc.                                                     8,779         36,872       0.0%
#*  Zebra Technologies Corp. Class A                              53,438      6,198,274       0.1%
*   Zedge, Inc. Class B                                            8,851         25,845       0.0%
#*  Zillow Group, Inc. Class A                                    39,905      1,648,476       0.0%
#*  Zillow Group, Inc. Class C                                    50,781      2,096,240       0.0%
*   Zix Corp.                                                     42,901        208,070       0.0%
#*  Zynga, Inc. Class A                                          715,494      2,790,427       0.0%
                                                                         --------------      ----
Total Information Technology                                              1,628,324,337      19.8%
                                                                         --------------      ----
Materials -- (4.3%)
    A Schulman, Inc.                                              27,726      1,089,632       0.0%
*   AdvanSix, Inc.                                                38,398      1,776,675       0.0%
    Air Products & Chemicals, Inc.                                27,598      4,399,949       0.1%
#*  AK Steel Holding Corp.                                       146,887        674,211       0.0%
#   Albemarle Corp.                                               57,380      8,084,268       0.1%
*   Alcoa Corp.                                                   52,455      2,506,300       0.0%
#*  Allegheny Technologies, Inc.                                  24,915        627,360       0.0%
    American Vanguard Corp.                                       38,089        857,003       0.0%
    Ampco-Pittsburgh Corp.                                        13,989        231,518       0.0%
    AptarGroup, Inc.                                              73,152      6,369,345       0.1%
    Ashland Global Holdings, Inc.                                 37,417      2,543,608       0.0%
    Avery Dennison Corp.                                          79,803      8,472,685       0.1%
#*  Axalta Coating Systems, Ltd.                                  59,036      1,962,947       0.0%
    Balchem Corp.                                                 30,850      2,600,346       0.0%
#   Ball Corp.                                                   119,506      5,130,393       0.1%
    Bemis Co., Inc.                                              103,471      4,658,264       0.1%
*   Berry Global Group, Inc.                                      58,267      3,463,973       0.1%
*   Boise Cascade Co.                                             44,211      1,567,280       0.0%
    Cabot Corp.                                                   53,163      3,240,816       0.1%
#   Calgon Carbon Corp.                                           55,165      1,197,081       0.0%
    Carpenter Technology Corp.                                    56,719      2,824,039       0.0%
    Celanese Corp. Series A                                       75,964      7,923,805       0.1%
#*  Century Aluminum Co.                                         103,320      1,446,480       0.0%
#   CF Industries Holdings, Inc.                                 115,649      4,392,349       0.1%
    Chase Corp.                                                    9,793      1,162,919       0.0%
    Chemours Co. (The)                                            37,462      2,120,724       0.0%
*   Clearwater Paper Corp.                                        18,104        835,500       0.0%
#*  Cleveland-Cliffs, Inc.                                       190,244      1,133,854       0.0%
#*  Coeur Mining, Inc.                                           176,239      1,337,654       0.0%
#   Commercial Metals Co.                                        138,981      2,707,350       0.0%
#   Compass Minerals International, Inc.                          41,071      2,694,258       0.0%
*   Contango ORE, Inc.                                               780         15,503       0.0%
    Core Molding Technologies, Inc.                                6,699        155,484       0.0%
*   Crown Holdings, Inc.                                          28,915      1,739,816       0.0%
    Deltic Timber Corp.                                            6,480        600,113       0.0%
    Domtar Corp.                                                  80,327      3,801,074       0.1%
    DowDuPont, Inc.                                              367,666     26,585,928       0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Materials -- (Continued)
    Eagle Materials, Inc.                                         41,526 $ 4,383,900       0.1%
    Eastman Chemical Co.                                          86,161   7,824,280       0.1%
    Ecolab, Inc.                                                  27,891   3,644,238       0.1%
*   Ferro Corp.                                                  109,934   2,618,628       0.0%
    Ferroglobe P.L.C.                                            140,724   2,250,177       0.0%
#*  Flotek Industries, Inc.                                       15,160      74,587       0.0%
    FMC Corp.                                                     41,425   3,846,725       0.1%
*   Freeport-McMoRan, Inc.                                       706,053   9,870,621       0.1%
    Friedman Industries, Inc.                                      5,121      30,316       0.0%
    FutureFuel Corp.                                              31,433     477,153       0.0%
*   GCP Applied Technologies, Inc.                                69,715   2,039,164       0.0%
#   Gold Resource Corp.                                           43,214     156,867       0.0%
    Graphic Packaging Holding Co.                                456,613   7,072,935       0.1%
    Greif, Inc. Class A                                           37,608   2,088,372       0.0%
    Greif, Inc. Class B                                            9,985     627,557       0.0%
    Hawkins, Inc.                                                 12,128     462,077       0.0%
    Haynes International, Inc.                                    12,870     459,202       0.0%
    HB Fuller Co.                                                 53,829   3,061,255       0.0%
#   Hecla Mining Co.                                             518,711   2,448,316       0.0%
    Huntsman Corp.                                               345,609  11,066,400       0.1%
*   Ingevity Corp.                                                34,911   2,486,711       0.0%
    Innophos Holdings, Inc.                                       22,963   1,123,580       0.0%
    Innospec, Inc.                                                25,734   1,591,648       0.0%
    International Flavors & Fragrances, Inc.                      12,369   1,823,438       0.0%
    International Paper Co.                                      218,342  12,504,446       0.2%
#*  Intrepid Potash, Inc.                                         54,800     220,296       0.0%
    Kaiser Aluminum Corp.                                         12,565   1,246,197       0.0%
    KapStone Paper and Packaging Corp.                           139,610   3,135,641       0.0%
    KMG Chemicals, Inc.                                           14,203     783,011       0.0%
*   Koppers Holdings, Inc.                                        24,108   1,170,443       0.0%
*   Kraton Corp.                                                  40,048   1,963,553       0.0%
#   Kronos Worldwide, Inc.                                        71,369   1,877,718       0.0%
#*  Louisiana-Pacific Corp.                                      121,268   3,296,064       0.1%
#*  LSB Industries, Inc.                                           7,800      58,890       0.0%
    LyondellBasell Industries NV Class A                          46,533   4,817,561       0.1%
    Martin Marietta Materials, Inc.                               26,524   5,751,729       0.1%
    Materion Corp.                                                26,150   1,342,802       0.0%
    Mercer International, Inc.                                    73,164   1,075,511       0.0%
    Minerals Technologies, Inc.                                   42,353   3,045,181       0.0%
    Monsanto Co.                                                  37,757   4,572,373       0.1%
#   Mosaic Co. (The)                                             110,318   2,464,504       0.0%
    Myers Industries, Inc.                                        72,021   1,555,654       0.0%
    Neenah Paper, Inc.                                            22,884   1,986,331       0.0%
    NewMarket Corp.                                                6,400   2,562,496       0.0%
    Newmont Mining Corp.                                         219,773   7,946,992       0.1%
*   Northern Technologies International Corp.                        929      15,375       0.0%
    Nucor Corp.                                                  118,240   6,837,819       0.1%
    Olin Corp.                                                   234,289   8,558,577       0.1%
    Olympic Steel, Inc.                                           12,187     230,091       0.0%
*   OMNOVA Solutions, Inc.                                        56,955     629,353       0.0%
#*  Owens-Illinois, Inc.                                         156,245   3,732,693       0.1%
    Packaging Corp. of America                                    60,404   7,023,173       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Materials -- (Continued)
    PH Glatfelter Co.                                             41,831 $    876,778       0.0%
#*  Platform Specialty Products Corp.                            160,380    1,716,066       0.0%
    PolyOne Corp.                                                 93,130    4,290,499       0.1%
    PPG Industries, Inc.                                          21,580    2,508,459       0.0%
    Praxair, Inc.                                                 34,316    5,014,254       0.1%
    Quaker Chemical Corp.                                         15,831    2,458,871       0.0%
#   Rayonier Advanced Materials, Inc.                             48,330      694,502       0.0%
#*  Real Industry, Inc.                                           12,450       21,788       0.0%
    Reliance Steel & Aluminum Co.                                 71,129    5,465,552       0.1%
*   Resolute Forest Products, Inc.                                 4,400       26,180       0.0%
#   Royal Gold, Inc.                                              47,315    3,979,665       0.1%
    RPM International, Inc.                                       87,366    4,659,229       0.1%
*   Ryerson Holding Corp.                                         28,883      254,170       0.0%
#   Schnitzer Steel Industries, Inc. Class A                      31,040      914,128       0.0%
    Schweitzer-Mauduit International, Inc.                        36,618    1,546,378       0.0%
#   Scotts Miracle-Gro Co. (The)                                  42,376    4,221,497       0.1%
#   Sealed Air Corp.                                              75,798    3,352,546       0.1%
    Sensient Technologies Corp.                                   36,267    2,758,105       0.0%
    Sherwin-Williams Co. (The)                                     8,800    3,477,320       0.1%
    Silgan Holdings, Inc.                                        112,514    3,291,034       0.1%
    Sonoco Products Co.                                          111,793    5,789,759       0.1%
#   Southern Copper Corp.                                         13,756      590,820       0.0%
    Steel Dynamics, Inc.                                         171,745    6,390,631       0.1%
    Stepan Co.                                                    27,152    2,168,359       0.0%
#*  Summit Materials, Inc. Class A                                71,771    2,253,609       0.0%
*   SunCoke Energy, Inc.                                         114,410    1,268,807       0.0%
    Synalloy Corp.                                                 4,403       62,963       0.0%
#*  TimkenSteel Corp.                                             59,956      839,384       0.0%
#*  Trecora Resources                                             12,605      153,151       0.0%
    Tredegar Corp.                                                24,492      473,920       0.0%
    Trinseo SA                                                    41,879    2,973,409       0.0%
#   Tronox, Ltd. Class A                                          79,396    2,101,612       0.0%
*   UFP Technologies, Inc.                                         1,028       31,714       0.0%
    United States Lime & Minerals, Inc.                            5,417      492,134       0.0%
#   United States Steel Corp.                                    137,736    3,487,476       0.1%
#*  Universal Stainless & Alloy Products, Inc.                     4,007       82,144       0.0%
#*  US Concrete, Inc.                                             21,479    1,679,658       0.0%
    Valvoline, Inc.                                              100,324    2,409,782       0.0%
#*  Verso Corp. Class A                                            3,816       26,750       0.0%
    Vulcan Materials Co.                                          44,838    5,459,026       0.1%
    Westlake Chemical Corp.                                       79,109    6,717,145       0.1%
    WestRock Co.                                                 125,734    7,711,266       0.1%
#   Worthington Industries, Inc.                                  69,046    3,141,593       0.1%
    WR Grace & Co.                                                32,024    2,449,516       0.0%
                                                                         ------------       ---
Total Materials                                                           395,144,774       4.8%
                                                                         ------------       ---
Real Estate -- (0.4%)
    Alexander & Baldwin, Inc.                                     61,000    2,759,640       0.0%
*   Altisource Asset Management Corp.                                743       62,691       0.0%
#*  Altisource Portfolio Solutions SA                              8,399      217,030       0.0%
*   CBRE Group, Inc. Class A                                     182,441    7,173,580       0.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Real Estate -- (Continued)
    CKX Lands, Inc.                                                     39 $        435       0.0%
    Colony NorthStar, Inc. Class A                                 115,713    1,420,956       0.0%
#   Consolidated-Tomoka Land Co.                                     5,164      302,197       0.0%
#*  Forestar Group, Inc.                                             2,633       46,867       0.0%
*   FRP Holdings, Inc.                                               6,278      278,429       0.0%
    Griffin Industrial Realty, Inc.                                  2,569       95,310       0.0%
    HFF, Inc. Class A                                               67,857    2,976,208       0.0%
#*  Howard Hughes Corp. (The)                                       32,393    4,134,319       0.1%
    Jones Lang LaSalle, Inc.                                        37,380    4,840,336       0.1%
#   Kennedy-Wilson Holdings, Inc.                                   85,936    1,671,455       0.0%
#*  Marcus & Millichap, Inc.                                        37,320    1,060,635       0.0%
    RE/MAX Holdings, Inc. Class A                                   18,028    1,198,862       0.0%
#   Realogy Holdings Corp.                                         123,456    3,991,333       0.1%
    RMR Group, Inc. (The) Class A                                    4,172      218,821       0.0%
#*  St Joe Co. (The)                                                50,234      894,165       0.0%
    Stratus Properties, Inc.                                         3,496      104,006       0.0%
#*  Tejon Ranch Co.                                                 27,039      509,685       0.0%
#*  Trinity Place Holdings, Inc.                                       699        5,033       0.0%
                                                                           ------------       ---
Total Real Estate                                                            33,961,993       0.4%
                                                                           ------------       ---
Telecommunication Services -- (1.9%)
*   Alaska Communications Systems Group, Inc.                       33,007       80,537       0.0%
#   AT&T, Inc.                                                   2,782,072   93,616,723       1.2%
    ATN International, Inc.                                         14,118      766,466       0.0%
*   Boingo Wireless, Inc.                                           43,754    1,022,968       0.0%
#   CenturyLink, Inc.                                              372,954    7,082,396       0.1%
#*  Cincinnati Bell, Inc.                                           35,281      673,867       0.0%
#   Cogent Communications Holdings, Inc.                            33,553    1,808,507       0.0%
    Consolidated Communications Holdings, Inc.                     115,060    2,205,700       0.0%
#   Frontier Communications Corp.                                   25,615      310,198       0.0%
*   General Communication, Inc. Class A                             47,253    1,932,175       0.0%
*   Hawaiian Telcom Holdco, Inc.                                     1,676       50,531       0.0%
    IDT Corp. Class B                                               32,465      427,889       0.0%
#*  Iridium Communications, Inc.                                    44,017      528,204       0.0%
*   Level 3 Communications, Inc.                                    89,231    4,785,459       0.1%
*   Lumos Networks Corp.                                            26,456      475,150       0.0%
*   ORBCOMM, Inc.                                                   62,757      709,782       0.0%
    Shenandoah Telecommunications Co.                               81,706    3,104,828       0.1%
    Spok Holdings, Inc.                                             19,425      329,254       0.0%
#*  Sprint Corp.                                                   290,563    1,900,282       0.0%
#*  Straight Path Communications, Inc. Class B                       6,154    1,117,013       0.0%
*   T-Mobile US, Inc.                                              115,500    6,903,435       0.1%
    Telephone & Data Systems, Inc.                                  84,875    2,474,106       0.0%
*   United States Cellular Corp.                                    21,328      780,391       0.0%
    Verizon Communications, Inc.                                   830,314   39,747,131       0.5%
#*  Vonage Holdings Corp.                                          194,648    1,582,488       0.0%
#   Windstream Holdings, Inc.                                      141,054      265,182       0.0%
#*  Zayo Group Holdings, Inc.                                       53,110    1,915,147       0.0%
                                                                           ------------       ---
Total Telecommunication Services                                            176,595,809       2.1%
                                                                           ------------       ---

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES    VALUE+   OF NET ASSETS**
                                                                 ------- ---------- ---------------
Utilities -- (1.8%)
    AES Corp.                                                    146,153 $1,553,606       0.0%
    ALLETE, Inc.                                                  23,303  1,825,790       0.0%
    Alliant Energy Corp.                                          35,336  1,528,635       0.0%
    Ameren Corp.                                                  37,505  2,324,935       0.0%
    American Electric Power Co., Inc.                             37,600  2,797,816       0.1%
    American States Water Co.                                     26,118  1,403,842       0.0%
    American Water Works Co., Inc.                                27,481  2,411,733       0.0%
#   Aqua America, Inc.                                            60,722  2,154,417       0.0%
    Artesian Resources Corp. Class A                               6,355    258,140       0.0%
#   Atlantica Yield PLC                                           81,367  1,820,993       0.0%
    Atmos Energy Corp.                                            35,933  3,134,795       0.1%
    Avangrid, Inc.                                                24,409  1,262,678       0.0%
#   Avista Corp.                                                  39,964  2,087,719       0.0%
#   Black Hills Corp.                                             23,088  1,506,723       0.0%
    California Water Service Group                                36,997  1,553,874       0.0%
*   Calpine Corp.                                                360,945  5,392,518       0.1%
    CenterPoint Energy, Inc.                                      67,859  2,007,269       0.0%
    Chesapeake Utilities Corp.                                    13,090  1,054,399       0.0%
    CMS Energy Corp.                                              43,000  2,079,910       0.0%
    Connecticut Water Service, Inc.                               10,026    621,812       0.0%
    Consolidated Edison, Inc.                                     36,546  3,144,783       0.1%
    Consolidated Water Co., Ltd.                                   8,030     98,769       0.0%
#   Dominion Energy, Inc.                                         48,949  3,971,722       0.1%
    DTE Energy Co.                                                26,133  2,886,651       0.1%
    Duke Energy Corp.                                             50,146  4,428,393       0.1%
#*  Dynegy, Inc.                                                 152,679  1,900,854       0.0%
    Edison International                                          24,797  1,982,520       0.0%
    El Paso Electric Co.                                          31,416  1,806,420       0.0%
    Entergy Corp.                                                 28,645  2,470,918       0.1%
#   Eversource Energy                                             43,961  2,753,717       0.1%
    Exelon Corp.                                                  70,755  2,845,059       0.1%
#   FirstEnergy Corp.                                             48,347  1,593,034       0.0%
    Genie Energy, Ltd. Class B                                    12,764     73,010       0.0%
    Great Plains Energy, Inc.                                     41,809  1,372,589       0.0%
#   Hawaiian Electric Industries, Inc.                            43,152  1,573,322       0.0%
#   IDACORP, Inc.                                                 27,260  2,508,738       0.1%
    MDU Resources Group, Inc.                                     70,629  1,931,703       0.0%
    MGE Energy, Inc.                                              27,031  1,785,398       0.0%
    Middlesex Water Co.                                           12,971    563,979       0.0%
#   National Fuel Gas Co.                                         29,344  1,703,419       0.0%
#   New Jersey Resources Corp.                                    49,762  2,211,921       0.0%
    NextEra Energy, Inc.                                          36,470  5,655,403       0.1%
    NiSource, Inc.                                               106,538  2,809,407       0.1%
    Northwest Natural Gas Co.                                     22,935  1,521,737       0.0%
    NorthWestern Corp.                                            34,152  2,024,531       0.0%
    NRG Energy, Inc.                                             368,666  9,216,650       0.1%
#   NRG Yield, Inc. Class A                                       17,123    314,207       0.0%
#   NRG Yield, Inc. Class C                                       31,709    589,787       0.0%
    OGE Energy Corp.                                              61,233  2,255,824       0.0%
    ONE Gas, Inc.                                                 29,343  2,258,824       0.0%
#   Ormat Technologies, Inc.                                      52,901  3,434,862       0.1%
    Otter Tail Corp.                                              30,064  1,381,441       0.0%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                                     PERCENTAGE
                                                                           SHARES       VALUE+     OF NET ASSETS**
                                                                         ---------- -------------- ---------------
Utilities -- (Continued)
#           Pattern Energy Group, Inc.                                       73,839 $    1,703,466        0.0%
            PG&E Corp.                                                       33,562      1,938,877        0.0%
            Pinnacle West Capital Corp.                                      17,091      1,499,052        0.0%
            PNM Resources, Inc.                                              48,335      2,097,739        0.0%
            Portland General Electric Co.                                    46,304      2,210,553        0.0%
            PPL Corp.                                                        46,676      1,753,151        0.0%
            Public Service Enterprise Group, Inc.                            50,049      2,462,411        0.0%
#*          Pure Cycle Corp.                                                  5,918         44,977        0.0%
            RGC Resources, Inc.                                               3,317         96,492        0.0%
            SCANA Corp.                                                      22,031        950,417        0.0%
            Sempra Energy                                                    15,080      1,771,900        0.0%
            SJW Corp.                                                        15,482        918,237        0.0%
            South Jersey Industries, Inc.                                    63,722      2,164,636        0.0%
            Southern Co. (The)                                               77,191      4,029,370        0.1%
            Southwest Gas Holdings, Inc.                                     25,612      2,110,173        0.0%
#           Spark Energy, Inc. Class A                                        6,094         85,316        0.0%
#           Spire, Inc.                                                      23,955      1,891,247        0.0%
            UGI Corp.                                                       135,135      6,467,561        0.1%
            Unitil Corp.                                                     12,837        667,524        0.0%
            Vectren Corp.                                                    30,704      2,092,171        0.0%
            Vistra Energy Corp.                                              38,290        744,358        0.0%
#           WEC Energy Group, Inc.                                           42,285      2,849,586        0.1%
            Westar Energy, Inc.                                              30,202      1,615,203        0.0%
#           WGL Holdings, Inc.                                               28,898      2,476,559        0.1%
            Xcel Energy, Inc.                                                56,192      2,782,628        0.1%
            York Water Co. (The)                                              9,812        345,382        0.0%
                                                                                    --------------      -----
Total Utilities                                                                        161,620,182        2.0%
                                                                                    --------------      -----
TOTAL COMMON STOCKS                                                                  8,203,779,326       99.7%
                                                                                    --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)*  Dyax Corp. Contingent Value Rights                               15,216         51,278        0.0%
(degrees)   Media General, Inc. Contingent Value Rights                      38,671          3,867        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                         95,306         96,726        0.0%
(degrees)#* Safeway PDC, LLC Contingent Value Rights                         95,306             29        0.0%
                                                                                    --------------      -----
TOTAL RIGHTS/WARRANTS                                                                      151,900        0.0%
                                                                                    --------------      -----
TOTAL INVESTMENT SECURITIES                                                          8,203,931,226
                                                                                    --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               26,052,535     26,052,535        0.3%
                                                                                    --------------      -----
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@        DFA Short Term Investment Fund                               71,957,113    832,615,755       10.1%
                                                                                    --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $5,501,238,906)                                 $9,062,599,516      110.1%
                                                                                    ==============      =====

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $1,177,351,236           --   --    $1,177,351,236
   Consumer Staples                492,239,311           --   --       492,239,311
   Energy                          442,680,316           --   --       442,680,316
   Financials                    1,582,606,726           --   --     1,582,606,726
   Health Care                     902,927,671           --   --       902,927,671
   Industrials                   1,210,326,971           --   --     1,210,326,971
   Information Technology        1,628,324,337           --   --     1,628,324,337
   Materials                       395,144,774           --   --       395,144,774
   Real Estate                      33,961,993           --   --        33,961,993
   Telecommunication Services      176,595,809           --   --       176,595,809
   Utilities                       161,620,182           --   --       161,620,182
Rights/Warrants                             -- $    151,900   --           151,900
Temporary Cash Investments          26,052,535           --   --        26,052,535
Securities Lending Collateral               --  832,615,755   --       832,615,755
                                -------------- ------------   --    --------------
TOTAL                           $8,229,831,861 $832,767,655   --    $9,062,599,516
                                ============== ============   ==    ==============

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
COMMON STOCKS -- (98.2%)
AUSTRALIA -- (5.7%)
    Alumina, Ltd.                                                  204,165 $    366,377       0.0%
    Aurizon Holdings, Ltd.                                         173,465      688,431       0.0%
    Australia & New Zealand Banking Group, Ltd.                  1,855,541   42,581,968       1.1%
    Bank of Queensland, Ltd.                                       223,079    2,283,714       0.1%
    Bendigo & Adelaide Bank, Ltd.                                  423,983    3,698,067       0.1%
    BHP Billiton, Ltd.                                           1,789,949   36,852,895       0.9%
    BHP Billiton, Ltd. Sponsored ADR                               593,811   24,334,375       0.6%
    BlueScope Steel, Ltd.                                          688,952    6,782,744       0.2%
    Boral, Ltd.                                                  1,007,545    5,528,740       0.1%
    Crown Resorts, Ltd.                                            246,308    2,190,204       0.1%
    Downer EDI, Ltd.                                               265,348    1,423,829       0.0%
    Fortescue Metals Group, Ltd.                                 2,391,706    8,503,962       0.2%
    Harvey Norman Holdings, Ltd.                                   308,370      893,246       0.0%
    Incitec Pivot, Ltd.                                          1,222,475    3,585,813       0.1%
    Newcrest Mining, Ltd.                                          681,275   11,648,167       0.3%
    Oil Search, Ltd.                                               686,378    3,890,650       0.1%
*   Origin Energy, Ltd.                                            891,970    5,432,529       0.1%
    QBE Insurance Group, Ltd.                                      702,690    5,761,922       0.2%
    Rio Tinto, Ltd.                                                132,116    7,039,969       0.2%
*   Santos, Ltd.                                                 1,226,989    4,239,866       0.1%
    South32, Ltd.                                                3,875,417   10,122,799       0.3%
    South32, Ltd. ADR                                              213,802    2,784,130       0.1%
    Star Entertainment Grp, Ltd. (The)                           1,119,623    4,937,092       0.1%
    Suncorp Group, Ltd.                                            728,835    7,586,276       0.2%
    Treasury Wine Estates, Ltd.                                     45,965      551,761       0.0%
    Woodside Petroleum, Ltd.                                       864,632   20,381,981       0.5%
                                                                           ------------       ---
TOTAL AUSTRALIA                                                             224,091,507       5.7%
                                                                           ------------       ---
AUSTRIA -- (0.2%)
    Erste Group Bank AG                                             37,596    1,613,806       0.0%
    OMV AG                                                          34,794    2,088,105       0.1%
*   Raiffeisen Bank International AG                                86,834    3,019,750       0.1%
    Verbund AG                                                       6,100      148,133       0.0%
                                                                           ------------       ---
TOTAL AUSTRIA                                                                 6,869,794       0.2%
                                                                           ------------       ---
BELGIUM -- (1.2%)
    Ageas                                                          214,159   10,385,656       0.3%
    Colruyt SA                                                       9,001      460,350       0.0%
    KBC Group NV                                                   179,942   14,947,585       0.4%
    Solvay SA                                                      105,506   15,673,789       0.4%
    UCB SA                                                          67,399    4,906,370       0.1%
                                                                           ------------       ---
TOTAL BELGIUM                                                                46,373,750       1.2%
                                                                           ------------       ---
CANADA -- (8.0%)
#   AltaGas, Ltd.                                                   41,959      956,526       0.0%
    ARC Resources, Ltd.                                             79,489      969,198       0.0%
    Bank of Montreal                                               551,867   42,278,531       1.1%
*   BlackBerry, Ltd.                                               174,854    1,913,757       0.1%
    Cameco Corp.                                                   263,655    2,146,152       0.1%
    Canadian Natural Resources, Ltd.(136385101)                    433,552   15,130,965       0.4%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
CANADA -- (Continued)
    Canadian Natural Resources, Ltd.(2171573)                       35,491 $  1,238,512       0.0%
    Cenovus Energy, Inc.                                           429,409    4,173,855       0.1%
    Crescent Point Energy Corp.(22576C101)                         511,738    4,211,604       0.1%
    Crescent Point Energy Corp.(B67C8W8)                           197,496    1,624,240       0.0%
    Element Fleet Management Corp.                                  94,230      726,026       0.0%
    Empire Co., Ltd. Class A                                       257,695    4,460,375       0.1%
    Enbridge Income Fund Holdings, Inc.                             52,200    1,216,692       0.0%
#   Encana Corp.(292505104)                                        275,669    3,225,327       0.1%
    Encana Corp.(2793193)                                          556,281    6,506,690       0.2%
    Fairfax Financial Holdings, Ltd.                                18,080    9,521,535       0.2%
    First Quantum Minerals, Ltd.                                   456,957    5,111,142       0.1%
    Goldcorp, Inc.(380956409)                                      563,664    7,361,452       0.2%
    Goldcorp, Inc.(2676302)                                         88,894    1,161,045       0.0%
*   Husky Energy, Inc.                                             472,269    6,120,721       0.2%
*   IAMGOLD Corp.                                                  381,928    2,096,001       0.1%
    Imperial Oil, Ltd.                                              88,340    2,860,449       0.1%
    Industrial Alliance Insurance & Financial Services, Inc.       155,214    7,033,416       0.2%
*   Kinross Gold Corp.                                           1,764,180    6,974,125       0.2%
    Linamar Corp.                                                   61,949    3,758,908       0.1%
    Lundin Mining Corp.                                            914,084    6,972,007       0.2%
    Magna International, Inc.                                      301,642   16,454,571       0.4%
    Manulife Financial Corp.(56501R106)                            723,627   14,544,903       0.4%
    Manulife Financial Corp.(2492519)                              615,267   12,371,154       0.3%
    Maple Leaf Foods, Inc.                                          20,010      518,979       0.0%
    Pembina Pipeline Corp.                                           8,468      279,954       0.0%
    Potash Corp. of Saskatchewan, Inc.                             583,383   11,358,467       0.3%
*   Seven Generations Energy, Ltd. Class A                          54,149      817,628       0.0%
    Sun Life Financial, Inc.(2566124)                              174,806    6,808,776       0.2%
    Sun Life Financial, Inc.(866796105)                            355,365   13,834,359       0.4%
    Suncor Energy, Inc.(867224107)                                 418,766   14,221,293       0.4%
    Suncor Energy, Inc.(B3NB1P2)                                 1,023,634   34,753,255       0.9%
    Teck Resources, Ltd. Class A                                       600       12,357       0.0%
    Teck Resources, Ltd. Class B(878742204)                        592,686   12,114,502       0.3%
    Teck Resources, Ltd. Class B(2879327)                          222,229    4,540,700       0.1%
    TMX Group, Ltd.                                                 16,500      901,546       0.0%
*   Tourmaline Oil Corp.                                           306,878    5,616,146       0.1%
*   Turquoise Hill Resources, Ltd.                                 490,094    1,496,760       0.0%
*   Valeant Pharmaceuticals International, Inc.                    318,990    3,728,993       0.1%
    Wheaton Precious Metals Corp.                                   82,013    1,700,950       0.0%
    Whitecap Resources, Inc.                                       407,198    2,922,761       0.1%
    WSP Global, Inc.                                                73,145    3,278,230       0.1%
    Yamana Gold, Inc.                                              550,990    1,430,755       0.0%
                                                                           ------------       ---
TOTAL CANADA                                                                313,456,290       8.0%
                                                                           ------------       ---
DENMARK -- (1.7%)
    AP Moller - Maersk A.S. Class A                                  2,029    3,760,810       0.1%
    AP Moller - Maersk A.S. Class B                                  4,274    8,193,197       0.2%
    Carlsberg A.S. Class B                                          81,721    9,335,932       0.2%
    Danske Bank A.S.                                               252,176    9,623,909       0.3%
    DSV A.S.                                                       173,284   13,399,344       0.4%
    H Lundbeck A.S.                                                 16,426      976,489       0.0%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
DENMARK -- (Continued)
    ISS A.S.                                                       156,072 $  6,609,368       0.2%
    Jyske Bank A.S.                                                 18,674    1,055,233       0.0%
    Tryg A.S.                                                       12,648      301,303       0.0%
    Vestas Wind Systems A.S.                                       138,445   12,222,585       0.3%
                                                                           ------------       ---
TOTAL DENMARK                                                                65,478,170       1.7%
                                                                           ------------       ---
FINLAND -- (1.0%)
    Fortum Oyj                                                     331,495    7,035,796       0.2%
    Nokia Oyj                                                      989,738    4,867,452       0.1%
    Stora Enso Oyj Class R                                         605,613    9,464,635       0.3%
    UPM-Kymmene Oyj                                                546,631   16,416,564       0.4%
                                                                           ------------       ---
TOTAL FINLAND                                                                37,784,447       1.0%
                                                                           ------------       ---
FRANCE -- (9.8%)
    AXA SA                                                         584,162   17,634,909       0.5%
    AXA SA Sponsored ADR                                           187,985    5,677,147       0.1%
    BNP Paribas SA                                                 778,765   60,782,156       1.6%
    Bollore SA                                                     500,864    2,419,469       0.1%
    Bouygues SA                                                    161,249    7,738,931       0.2%
    Casino Guichard Perrachon SA                                    69,264    3,954,935       0.1%
    Cie de Saint-Gobain                                            121,223    7,107,656       0.2%
    Cie Generale des Etablissements Michelin                        34,833    5,041,950       0.1%
    CNP Assurances                                                 213,043    4,955,911       0.1%
    Credit Agricole SA                                             328,110    5,726,574       0.2%
#   Electricite de France SA                                       570,623    7,468,215       0.2%
#   Engie SA                                                     1,590,737   26,886,716       0.7%
    Natixis SA                                                     651,335    5,107,862       0.1%
    Orange SA                                                    1,639,915   26,939,992       0.7%
    Peugeot SA                                                     895,333   21,242,270       0.5%
    Renault SA                                                     264,765   26,254,941       0.7%
    SCOR SE                                                        104,207    4,325,989       0.1%
    Societe Generale SA                                            587,035   32,671,123       0.8%
    STMicroelectronics NV                                          215,227    5,066,729       0.1%
    Total SA                                                     1,786,914   99,599,179       2.5%
    Vivendi SA                                                     249,134    6,186,438       0.2%
                                                                           ------------       ---
TOTAL FRANCE                                                                382,789,092       9.8%
                                                                           ------------       ---
GERMANY -- (7.4%)
    Allianz SE                                                      93,173   21,752,057       0.5%
    Allianz SE Sponsored ADR                                       627,176   14,676,169       0.4%
    Bayerische Motoren Werke AG                                    329,322   33,775,342       0.8%
*   Commerzbank AG                                                 661,940    9,173,224       0.2%
    Daimler AG                                                     904,523   75,515,140       1.9%
    Deutsche Bank AG(D18190898)                                    731,409   11,900,024       0.3%
    Deutsche Bank AG(5750355)                                      142,507    2,335,574       0.1%
    Deutsche Lufthansa AG                                          504,513   16,208,916       0.4%
    Evonik Industries AG                                           119,855    4,359,833       0.1%
    Fraport AG Frankfurt Airport Services Worldwide                 36,156    3,435,676       0.1%
    Fresenius Medical Care AG & Co. KGaA                           108,422   10,497,629       0.3%
    Hannover Rueck SE                                               17,043    2,144,705       0.1%
    HeidelbergCement AG                                             93,572    9,575,180       0.2%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
GERMANY -- (Continued)
    Innogy SE                                                       86,310 $  4,013,929       0.1%
    Lanxess AG                                                      30,431    2,386,053       0.1%
*   Linde AG                                                        57,190   12,320,952       0.3%
    MAN SE                                                           2,914      322,670       0.0%
*   METRO AG                                                       237,629    4,504,559       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                   63,303   14,211,661       0.4%
    OSRAM Licht AG                                                   2,055      157,351       0.0%
*   RWE AG                                                         629,859   15,837,084       0.4%
*   Talanx AG                                                       64,359    2,532,362       0.1%
    Telefonica Deutschland Holding AG                              554,648    2,829,182       0.1%
    Uniper SE                                                      281,191    7,901,070       0.2%
    Volkswagen AG                                                   32,057    5,986,569       0.1%
    Wacker Chemie AG                                                13,775    2,151,377       0.1%
                                                                           ------------       ---
TOTAL GERMANY                                                               290,504,288       7.4%
                                                                           ------------       ---
HONG KONG -- (2.6%)
    BOC Aviation, Ltd.                                              95,200      511,971       0.0%
#*  Cathay Pacific Airways, Ltd.                                 1,451,000    2,482,275       0.1%
    CK Hutchison Holdings, Ltd.                                  1,938,348   24,620,330       0.6%
    Guoco Group, Ltd.                                                6,000       94,929       0.0%
    Hang Lung Group, Ltd.                                          996,000    3,499,621       0.1%
    Hang Lung Properties, Ltd.                                   1,244,000    2,856,566       0.1%
    Henderson Land Development Co., Ltd.                           359,348    2,345,067       0.1%
    Hopewell Holdings, Ltd.                                        291,331    1,120,534       0.0%
*   I-CABLE Communications, Ltd.                                 1,256,316       39,352       0.0%
    Kerry Properties, Ltd.                                         709,500    3,192,962       0.1%
    Li & Fung, Ltd.                                                118,000       59,471       0.0%
    Melco International Development, Ltd.                          647,000    1,773,212       0.0%
    MTR Corp., Ltd.                                                570,215    3,305,811       0.1%
    New World Development Co., Ltd.                              7,681,298   11,452,197       0.3%
    NWS Holdings, Ltd.                                             966,172    1,955,526       0.0%
    Orient Overseas International, Ltd.                             70,000      674,149       0.0%
    Shangri-La Asia, Ltd.                                          988,000    1,967,153       0.1%
#   Sino Land Co., Ltd.                                          1,442,432    2,486,091       0.1%
#   SJM Holdings, Ltd.                                             628,000      539,892       0.0%
    Sun Hung Kai Properties, Ltd.                                  938,434   15,352,209       0.4%
    Swire Pacific, Ltd. Class A                                    617,500    6,102,179       0.2%
    Swire Pacific, Ltd. Class B                                    605,000    1,045,777       0.0%
    Tsim Sha Tsui Properties, Ltd.                                 261,125      849,766       0.0%
    Wharf Holdings, Ltd. (The)                                     611,000    5,565,077       0.1%
    Wheelock & Co., Ltd.                                         1,122,000    7,816,348       0.2%
    Yue Yuen Industrial Holdings, Ltd.                             155,000      593,727       0.0%
                                                                           ------------       ---
TOTAL HONG KONG                                                             102,302,192       2.6%
                                                                           ------------       ---
IRELAND -- (0.3%)
*   Bank of Ireland Group P.L.C.                                   495,483    3,882,210       0.1%
    CRH P.L.C.                                                      34,724    1,306,731       0.0%
    CRH P.L.C. Sponsored ADR                                       148,096    5,556,562       0.2%
    Paddy Power Betfair P.L.C.                                       4,490      459,810       0.0%
                                                                           ------------       ---
TOTAL IRELAND                                                                11,205,313       0.3%
                                                                           ------------       ---

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                   SHARES     VALUE++   OF NET ASSETS**
                                                                 ---------- ----------- ---------------
ISRAEL -- (0.4%)
    Bank Hapoalim BM                                                899,961 $ 6,371,913       0.2%
    Bank Leumi Le-Israel BM                                       1,219,808   6,742,799       0.2%
    Mizrahi Tefahot Bank, Ltd.                                       68,816   1,242,359       0.0%
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR               20,451     282,224       0.0%
                                                                            -----------       ---
TOTAL ISRAEL                                                                 14,639,295       0.4%
                                                                            -----------       ---
ITALY -- (1.7%)
    Eni SpA                                                         177,842   2,907,363       0.1%
    Fiat Chrysler Automobiles NV(N31738102)                         247,395   4,292,303       0.1%
    Fiat Chrysler Automobiles NV(BRJFWP3)                           987,351  17,072,558       0.4%
*   GEDI Gruppo Editoriale SpA                                       57,117      50,811       0.0%
    Mediobanca SpA                                                  624,509   6,841,083       0.2%
*   Telecom Italia SpA                                           11,585,142  10,024,397       0.3%
*   Telecom Italia SpA Sponsored ADR                                 93,568     805,621       0.0%
*   UniCredit SpA                                                 1,284,976  24,556,701       0.6%
                                                                            -----------       ---
TOTAL ITALY                                                                  66,550,837       1.7%
                                                                            -----------       ---
JAPAN -- (22.3%)
    Aeon Co., Ltd.                                                  398,800   6,168,416       0.2%
    Aisin Seiki Co., Ltd.                                           118,000   6,112,686       0.2%
    Alfresa Holdings Corp.                                           81,400   1,555,319       0.0%
    Amada Holdings Co., Ltd.                                        132,200   1,642,719       0.0%
    Aoyama Trading Co., Ltd.                                         28,600   1,059,772       0.0%
    Asahi Glass Co., Ltd.                                           244,600   9,585,918       0.2%
    Asahi Kasei Corp.                                               679,000   8,222,502       0.2%
    Bank of Kyoto, Ltd. (The)                                        29,600   1,554,506       0.0%
    Canon Marketing Japan, Inc.                                      54,100   1,360,839       0.0%
    Chiba Bank, Ltd. (The)                                          395,000   3,027,910       0.1%
    Chugoku Bank, Ltd. (The)                                         91,100   1,305,848       0.0%
    Citizen Watch Co., Ltd.                                         273,200   2,008,553       0.1%
    Coca-Cola Bottlers Japan, Inc.                                   53,375   1,867,556       0.1%
    COMSYS Holdings Corp.                                            18,500     468,502       0.0%
    Concordia Financial Group, Ltd.                                 716,000   3,792,000       0.1%
    Credit Saison Co., Ltd.                                          71,500   1,439,675       0.0%
    Dai Nippon Printing Co., Ltd.                                   149,500   3,583,509       0.1%
    Dai-ichi Life Holdings, Inc.                                    646,600  12,348,714       0.3%
    Daicel Corp.                                                     31,200     389,551       0.0%
    Daido Steel Co., Ltd.                                            22,700   1,438,263       0.0%
    Daiwa Securities Group, Inc.                                  1,126,000   7,059,659       0.2%
    Denka Co., Ltd.                                                  84,000   2,806,471       0.1%
    Denso Corp.                                                     118,900   6,548,296       0.2%
    DIC Corp.                                                        71,600   2,657,776       0.1%
    Dowa Holdings Co., Ltd.                                          11,400     479,942       0.0%
    Ebara Corp.                                                      83,800   3,015,700       0.1%
    FamilyMart UNY Holdings Co., Ltd.                                    73       4,149       0.0%
    FUJIFILM Holdings Corp.                                         310,400  12,697,777       0.3%
    Fukuoka Financial Group, Inc.                                   394,000   2,033,515       0.1%
    Glory, Ltd.                                                      42,500   1,589,419       0.0%
    Gunma Bank, Ltd. (The)                                          208,000   1,339,067       0.0%
    H2O Retailing Corp.                                             105,000   1,942,281       0.1%
    Hachijuni Bank, Ltd. (The)                                      217,000   1,358,955       0.0%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Hankyu Hanshin Holdings, Inc.                                  194,300 $ 7,575,240       0.2%
    Heiwa Corp.                                                     40,600     748,652       0.0%
    Hiroshima Bank, Ltd. (The)                                     144,000   1,219,212       0.0%
    Hitachi Capital Corp.                                           43,300   1,058,542       0.0%
    Hitachi Chemical Co., Ltd.                                      64,700   1,844,972       0.1%
    Hitachi Construction Machinery Co., Ltd.                        76,000   2,607,129       0.1%
    Hitachi Metals, Ltd.                                           173,400   2,246,350       0.1%
    Hitachi Transport System, Ltd.                                  31,585     781,604       0.0%
    Hitachi, Ltd.                                                3,364,000  26,788,693       0.7%
    Hokuhoku Financial Group, Inc.                                  59,000     972,510       0.0%
    Honda Motor Co., Ltd.                                        1,293,300  40,528,213       1.0%
    House Foods Group, Inc.                                         15,100     448,659       0.0%
    Ibiden Co., Ltd.                                               144,200   2,414,554       0.1%
    Idemitsu Kosan Co., Ltd.                                       166,100   4,855,074       0.1%
    Iida Group Holdings Co., Ltd.                                  179,600   3,445,322       0.1%
    Isetan Mitsukoshi Holdings, Ltd.                               138,200   1,506,488       0.0%
    ITOCHU Corp.                                                   636,400  11,147,588       0.3%
    Iyo Bank, Ltd. (The)                                           127,118   1,097,365       0.0%
    J Front Retailing Co., Ltd.                                    290,100   4,305,667       0.1%
    JFE Holdings, Inc.                                             511,600  10,994,935       0.3%
    JGC Corp.                                                       72,800   1,221,035       0.0%
    JSR Corp.                                                      101,400   1,965,625       0.1%
    JTEKT Corp.                                                    273,000   4,523,469       0.1%
    JXTG Holdings, Inc.                                          2,318,786  11,973,738       0.3%
    K's Holdings Corp.                                              52,900   1,214,080       0.0%
    Kamigumi Co., Ltd.                                              68,000   1,627,851       0.0%
    Kandenko Co., Ltd.                                              32,000     314,750       0.0%
    Kaneka Corp.                                                   298,000   2,460,862       0.1%
    Kawasaki Heavy Industries, Ltd.                                 51,200   1,786,274       0.1%
*   Kawasaki Kisen Kaisha, Ltd.                                     57,650   1,505,287       0.0%
    Kinden Corp.                                                    50,800     857,904       0.0%
#*  Kobe Steel, Ltd.                                               326,200   2,754,054       0.1%
    Konica Minolta, Inc.                                           612,400   5,372,416       0.1%
    Kuraray Co., Ltd.                                              369,700   7,281,080       0.2%
    Kurita Water Industries, Ltd.                                   11,100     352,716       0.0%
    Kyushu Financial Group, Inc.                                   149,510     950,310       0.0%
    LIXIL Group Corp.                                              147,340   4,057,895       0.1%
    Marubeni Corp.                                               1,023,600   6,863,278       0.2%
    Mazda Motor Corp.                                              736,500  10,631,909       0.3%
    Mebuki Financial Group, Inc.                                   380,118   1,585,815       0.0%
    Medipal Holdings Corp.                                         134,500   2,497,835       0.1%
    Mitsubishi Chemical Holdings Corp.                             995,600  10,399,353       0.3%
    Mitsubishi Corp.                                               387,200   9,067,422       0.2%
    Mitsubishi Gas Chemical Co., Inc.                              207,500   5,076,003       0.1%
    Mitsubishi Heavy Industries, Ltd.                              246,200   9,633,046       0.3%
    Mitsubishi Logistics Corp.                                      21,000     543,912       0.0%
    Mitsubishi Materials Corp.                                     153,400   5,832,909       0.2%
    Mitsubishi Motors Corp.                                         74,600     597,383       0.0%
    Mitsubishi UFJ Financial Group, Inc.                         4,778,634  32,414,152       0.8%
    Mitsubishi UFJ Financial Group, Inc. Sponsored ADR           1,691,580  11,485,828       0.3%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                       514,400   2,713,938       0.1%
    Mitsui & Co., Ltd.                                             319,000   4,764,058       0.1%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE++   OF NET ASSETS**
                                                                 --------- ----------- ---------------
JAPAN -- (Continued)
    Mitsui & Co., Ltd. Sponsored ADR                                 4,829 $ 1,451,868       0.0%
    Mitsui Chemicals, Inc.                                         162,200   5,001,585       0.1%
    Mitsui Fudosan Co., Ltd.                                       123,700   2,887,278       0.1%
    Mitsui OSK Lines, Ltd.                                         128,700   3,940,969       0.1%
    Mizuho Financial Group, Inc.                                 9,062,800  16,466,023       0.4%
    MS&AD Insurance Group Holdings, Inc.                           334,163  11,352,293       0.3%
    NEC Corp.                                                      327,400   8,983,734       0.2%
    NGK Spark Plug Co., Ltd.                                        13,400     305,803       0.0%
    NHK Spring Co., Ltd.                                           238,900   2,734,000       0.1%
    Nikon Corp.                                                    143,000   2,715,706       0.1%
    Nippo Corp.                                                     61,000   1,273,716       0.0%
    Nippon Electric Glass Co., Ltd.                                 33,800   1,380,007       0.0%
    Nippon Express Co., Ltd.                                        87,000   5,520,365       0.1%
    Nippon Paper Industries Co., Ltd.                              114,700   2,281,884       0.1%
    Nippon Shokubai Co., Ltd.                                       29,800   2,247,839       0.1%
    Nippon Steel & Sumitomo Metal Corp.                            603,200  14,462,000       0.4%
*   Nippon Yusen K.K.                                              215,500   4,557,732       0.1%
    Nissan Motor Co., Ltd.                                       1,904,600  18,522,948       0.5%
    Nisshinbo Holdings, Inc.                                       107,000   1,284,813       0.0%
    NOK Corp.                                                      112,200   2,755,957       0.1%
    Nomura Holdings, Inc.                                        2,416,800  13,830,789       0.4%
    Nomura Real Estate Holdings, Inc.                              119,200   2,623,659       0.1%
    NSK, Ltd.                                                       71,400   1,028,050       0.0%
    NTN Corp.                                                      442,000   2,146,922       0.1%
    Obayashi Corp.                                                  67,000     877,250       0.0%
    Oji Holdings Corp.                                           1,074,000   6,294,718       0.2%
    Resona Holdings, Inc.                                        2,351,700  12,711,711       0.3%
    Ricoh Co., Ltd.                                              1,023,200   9,495,121       0.2%
    Rohm Co., Ltd.                                                  22,200   2,066,537       0.1%
    Sankyo Co., Ltd.                                                17,300     558,402       0.0%
    SBI Holdings, Inc.                                             216,100   3,410,421       0.1%
    Sega Sammy Holdings, Inc.                                       58,400     822,116       0.0%
    Seino Holdings Co., Ltd.                                        96,000   1,400,583       0.0%
    Sekisui House, Ltd.                                            446,200   8,343,253       0.2%
    Shinsei Bank, Ltd.                                             103,100   1,739,891       0.0%
    Shizuoka Bank, Ltd. (The)                                      303,000   2,948,678       0.1%
    Showa Denko K.K.                                               115,400   3,866,698       0.1%
    Sojitz Corp.                                                   547,200   1,651,459       0.0%
    Sompo Holdings, Inc.                                           176,760   7,104,905       0.2%
    Sumitomo Chemical Co., Ltd.                                  2,166,000  15,222,319       0.4%
    Sumitomo Corp.                                                 288,200   4,168,554       0.1%
    Sumitomo Electric Industries, Ltd.                             887,900  15,116,790       0.4%
    Sumitomo Forestry Co., Ltd.                                    162,000   2,728,093       0.1%
    Sumitomo Heavy Industries, Ltd.                                118,600   4,982,917       0.1%
    Sumitomo Metal Mining Co., Ltd.                                196,000   7,732,510       0.2%
    Sumitomo Mitsui Financial Group, Inc.                          900,727  36,085,571       0.9%
    Sumitomo Mitsui Trust Holdings, Inc.                           146,800   5,794,170       0.2%
    Sumitomo Rubber Industries, Ltd.                               202,000   3,835,517       0.1%
    Suzuken Co., Ltd.                                               37,400   1,348,190       0.0%
    T&D Holdings, Inc.                                             447,600   6,982,853       0.2%
    Taiheiyo Cement Corp.                                           97,300   3,888,979       0.1%
    Takashimaya Co., Ltd.                                          231,000   2,125,409       0.1%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
JAPAN -- (Continued)
    TDK Corp.                                                      151,500 $ 11,641,151       0.3%
    Teijin, Ltd.                                                   243,400    5,151,622       0.1%
    Toda Corp.                                                     109,000      888,044       0.0%
    Tokai Rika Co., Ltd.                                            45,200      951,374       0.0%
    Tokio Marine Holdings, Inc.                                    296,400   12,776,979       0.3%
    Tokyo Tatemono Co., Ltd.                                       199,600    2,800,055       0.1%
    Tokyu Fudosan Holdings Corp.                                   453,400    2,972,538       0.1%
    Toppan Printing Co., Ltd.                                      279,000    2,838,468       0.1%
    Tosoh Corp.                                                    270,500    5,837,588       0.2%
    Toyo Seikan Group Holdings, Ltd.                               171,100    3,026,405       0.1%
    Toyoda Gosei Co., Ltd.                                          75,600    1,848,571       0.1%
    Toyota Motor Corp.                                           1,413,688   87,685,487       2.2%
    Toyota Motor Corp. Sponsored ADR                                17,017    2,110,108       0.1%
    Toyota Tsusho Corp.                                            260,300    9,467,247       0.2%
    TS Tech Co., Ltd.                                                9,300      333,069       0.0%
    Ube Industries, Ltd.                                           110,100    3,382,279       0.1%
    Universal Entertainment Corp.                                    5,500      179,171       0.0%
    Yamada Denki Co., Ltd.                                         801,700    4,264,404       0.1%
    Yamaguchi Financial Group, Inc.                                107,000    1,296,112       0.0%
    Yokohama Rubber Co., Ltd. (The)                                126,400    2,841,732       0.1%
    Zeon Corp.                                                     121,000    1,610,960       0.0%
                                                                           ------------      ----
TOTAL JAPAN                                                                 870,341,640      22.2%
                                                                           ------------      ----
NETHERLANDS -- (3.2%)
    ABN AMRO Group NV                                              161,474    4,987,019       0.1%
    Aegon NV                                                       889,958    5,254,180       0.1%
    Akzo Nobel NV                                                   64,232    5,798,919       0.1%
*   ArcelorMittal(03938L203)                                       209,998    6,005,930       0.2%
*   ArcelorMittal(BYPBS67)                                         428,685   12,275,632       0.3%
    Coca-Cola European Partners P.L.C.                               9,623      394,724       0.0%
    ING Groep NV                                                 1,741,138   32,175,296       0.8%
    ING Groep NV Sponsored ADR                                     138,769    2,570,002       0.1%
    Koninklijke Ahold Delhaize NV                                  749,789   14,107,462       0.4%
    Koninklijke DSM NV                                             214,831   18,328,881       0.5%
    Koninklijke Philips NV(500472303)                               43,701    1,782,564       0.0%
    Koninklijke Philips NV(5986622)                                341,821   13,930,197       0.4%
    NN Group NV                                                    193,949    8,122,102       0.2%
                                                                           ------------      ----
TOTAL NETHERLANDS                                                           125,732,908       3.2%
                                                                           ------------      ----
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd.                                          692,500    1,564,455       0.0%
    Auckland International Airport, Ltd.                           198,840      847,487       0.0%
    Fletcher Building, Ltd.                                        540,848    2,728,159       0.1%
    Fonterra Co-operative Group, Ltd.                               91,128      397,172       0.0%
                                                                           ------------      ----
TOTAL NEW ZEALAND                                                             5,537,273       0.1%
                                                                           ------------      ----
NORWAY -- (0.9%)
    Aker ASA Class A                                                21,712      983,713       0.0%
    DNB ASA                                                        411,237    7,936,619       0.2%
    Norsk Hydro ASA                                                928,184    7,182,612       0.2%
    SpareBank 1 SR-Bank ASA                                         60,116      665,865       0.0%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
NORWAY -- (Continued)
#   Statoil ASA                                                    131,020 $  2,662,000       0.1%
    Statoil ASA Sponsored ADR                                       85,160    1,729,600       0.1%
    Storebrand ASA                                                 241,051    2,064,599       0.1%
    Subsea 7 SA                                                    316,229    5,330,780       0.1%
    Yara International ASA                                         114,716    5,448,170       0.1%
                                                                           ------------       ---
TOTAL NORWAY                                                                 34,003,958       0.9%
                                                                           ------------       ---
PORTUGAL -- (0.0%)
    EDP Renovaveis SA                                              189,207    1,564,476       0.0%
                                                                           ------------       ---
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.                                             1,222,700    3,292,722       0.1%
    City Developments, Ltd.                                        409,000    3,884,221       0.1%
    DBS Group Holdings, Ltd.                                       428,152    7,149,519       0.2%
    Frasers Centrepoint, Ltd.                                      251,800      384,157       0.0%
    Golden Agri-Resources, Ltd.                                  3,272,400      948,446       0.0%
    Hutchison Port Holdings Trust                                6,111,000    2,627,761       0.1%
    Keppel Corp., Ltd.                                           1,441,000    7,931,647       0.2%
    Olam International, Ltd.                                       143,100      246,766       0.0%
    SembCorp Industries, Ltd.                                    1,264,700    3,063,039       0.1%
    Singapore Airlines, Ltd.                                       874,300    6,589,034       0.2%
    United Industrial Corp., Ltd.                                  361,770      873,935       0.0%
    UOL Group, Ltd.                                                195,707    1,297,863       0.0%
    Wilmar International, Ltd.                                   1,149,200    2,859,727       0.1%
                                                                           ------------       ---
TOTAL SINGAPORE                                                              41,148,837       1.1%
                                                                           ------------       ---
SPAIN -- (2.7%)
    Banco Bilbao Vizcaya Argentaria SA                             383,237    3,351,204       0.1%
    Banco de Sabadell SA                                         6,439,250   12,892,744       0.3%
    Banco Santander SA                                           8,310,675   56,340,642       1.4%
    Banco Santander SA Sponsored ADR                                 2,050       13,817       0.0%
    CaixaBank SA                                                    48,312      226,022       0.0%
    Iberdrola SA                                                    53,372      431,297       0.0%
    Mapfre SA                                                      464,572    1,519,382       0.1%
    Repsol SA                                                    1,722,173   32,272,481       0.8%
                                                                           ------------       ---
TOTAL SPAIN                                                                 107,047,589       2.7%
                                                                           ------------       ---
SWEDEN -- (2.7%)
    Boliden AB                                                     333,548   11,671,431       0.3%
*   Essity AB Class B                                              158,906    4,749,611       0.1%
    Getinge AB Class B                                             120,216    2,366,283       0.1%
    Holmen AB Class B                                               66,196    3,253,479       0.1%
#   ICA Gruppen AB                                                  25,921      955,947       0.0%
    Millicom International Cellular SA                              55,222    3,531,441       0.1%
    Nordea Bank AB                                               2,330,270   28,160,628       0.7%
    Skandinaviska Enskilda Banken AB Class A                     1,181,091   14,555,303       0.4%
*   SSAB AB Class A                                                144,942      711,585       0.0%
*   SSAB AB Class B                                                274,814    1,107,808       0.0%
    Svenska Cellulosa AB SCA Class A                                 4,705       45,782       0.0%
    Svenska Cellulosa AB SCA Class B                               304,801    2,862,071       0.1%
    Svenska Handelsbanken AB Class A                               312,932    4,485,044       0.1%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES     VALUE++    OF NET ASSETS**
                                                                 --------- ------------ ---------------
SWEDEN -- (Continued)
    Swedbank AB Class A                                              3,111 $     77,208       0.0%
    Tele2 AB Class B                                               159,499    2,028,786       0.1%
    Telefonaktiebolaget LM Ericsson Class B                      1,532,117    9,641,733       0.2%
#   Telia Co. AB                                                 2,176,207   10,072,493       0.2%
    Trelleborg AB Class B                                          266,674    6,603,824       0.2%
                                                                           ------------       ---
TOTAL SWEDEN                                                                106,880,457       2.7%
                                                                           ------------       ---
SWITZERLAND -- (7.8%)
    ABB, Ltd.                                                      246,678    6,442,003       0.2%
    Adecco Group AG                                                222,707   17,668,975       0.5%
    Baloise Holding AG                                              51,160    8,065,747       0.2%
    Banque Cantonale Vaudoise                                          480      345,141       0.0%
    Cie Financiere Richemont SA                                    404,189   37,260,679       0.9%
    Clariant AG                                                    487,737   12,271,416       0.3%
    Credit Suisse Group AG                                         554,558    8,739,180       0.2%
    Credit Suisse Group AG Sponsored ADR                            68,468    1,076,320       0.0%
*   Dufry AG                                                        45,906    6,833,031       0.2%
    Flughafen Zurich AG                                             11,590    2,520,543       0.1%
    Helvetia Holding AG                                              1,462      785,947       0.0%
    Julius Baer Group, Ltd.                                        193,973   11,473,028       0.3%
    LafargeHolcim, Ltd.                                            285,345   16,111,972       0.4%
    LafargeHolcim, Ltd.                                            116,138    6,545,152       0.2%
    Lonza Group AG                                                     331       87,934       0.0%
    Novartis AG                                                    430,906   35,540,796       0.9%
    Novartis AG Sponsored ADR                                      105,496    8,711,860       0.2%
    Swatch Group AG (The)(7184736)                                  51,871    3,909,860       0.1%
    Swatch Group AG (The)(7184725)                                  39,176   15,354,788       0.4%
    Swiss Life Holding AG                                           29,903   10,393,364       0.3%
    Swiss Re AG                                                    336,799   31,696,253       0.8%
    UBS Group AG(BRJL176)                                        1,117,685   19,015,291       0.5%
#*  UBS Group AG(H42097107)                                        174,186    2,962,904       0.1%
    Vifor Pharma AG                                                 13,188    1,696,252       0.0%
    Zurich Insurance Group AG                                      133,732   40,810,335       1.0%
                                                                           ------------       ---
TOTAL SWITZERLAND                                                           306,318,771       7.8%
                                                                           ------------       ---
UNITED KINGDOM -- (17.3%)
    Anglo American P.L.C.                                        1,711,075   32,276,026       0.8%
    Antofagasta P.L.C.                                             243,456    3,085,468       0.1%
    Aviva P.L.C.                                                   295,688    1,983,601       0.1%
    Barclays P.L.C.                                              1,967,698    4,855,709       0.1%
    Barclays P.L.C. Sponsored ADR                                1,367,134   13,452,599       0.3%
    Barratt Developments P.L.C.                                    737,328    6,410,934       0.2%
    BHP Billiton P.L.C. ADR                                        100,737    3,658,768       0.1%
    BP P.L.C. Sponsored ADR                                      2,856,329  116,166,911       3.0%
    Carnival P.L.C.                                                 14,987      988,066       0.0%
#   Carnival P.L.C. ADR                                             48,765    3,254,576       0.1%
    Glencore P.L.C.                                              7,256,731   35,000,660       0.9%
    HSBC Holdings P.L.C.                                         2,249,451   21,966,154       0.6%
    HSBC Holdings P.L.C. Sponsored ADR                           1,579,472   77,030,849       2.0%
    J Sainsbury P.L.C.                                           2,291,466    7,379,029       0.2%
    Kingfisher P.L.C.                                            2,376,325    9,879,880       0.2%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                                              PERCENTAGE
                                                                    SHARES      VALUE++     OF NET ASSETS**
                                                                  ---------- -------------- ---------------
UNITED KINGDOM -- (Continued)
     Lloyds Banking Group P.L.C.                                  49,077,747 $   44,485,567       1.1%
#    Lloyds Banking Group P.L.C. ADR                                 660,058      2,435,614       0.1%
     Old Mutual P.L.C.                                               480,629      1,219,225       0.0%
     Pearson P.L.C.                                                  473,361      4,420,074       0.1%
#    Pearson P.L.C. Sponsored ADR                                     86,960        806,989       0.0%
#*   Royal Bank of Scotland Group P.L.C. Sponsored ADR               487,211      3,697,931       0.1%
     Royal Dutch Shell P.L.C. Class A                                330,810     10,413,827       0.3%
     Royal Dutch Shell P.L.C. Sponsored ADR, Class A               1,357,603     85,569,701       2.2%
#    Royal Dutch Shell P.L.C. Sponsored ADR, Class B               1,146,218     74,916,808       1.9%
     Royal Mail P.L.C.                                               502,653      2,497,759       0.1%
*    Standard Chartered P.L.C.                                     1,730,993     17,240,463       0.4%
     Vodafone Group P.L.C.                                        23,523,365     67,284,783       1.7%
     Vodafone Group P.L.C. Sponsored ADR                             653,411     18,935,840       0.5%
     WM Morrison Supermarkets P.L.C.                               1,731,834      5,156,082       0.1%
                                                                             --------------      ----
TOTAL UNITED KINGDOM                                                            676,469,893      17.3%
                                                                             --------------      ----
TOTAL COMMON STOCKS                                                           3,837,090,777      98.0%
                                                                             --------------      ----
PREFERRED STOCKS -- (1.1%)
GERMANY -- (1.1%)
     Bayerische Motoren Werke AG                                      43,827      3,845,490       0.1%
     Porsche Automobil Holding SE                                     87,376      6,393,775       0.2%
     Volkswagen AG                                                   184,222     33,731,627       0.8%
                                                                             --------------      ----
TOTAL GERMANY                                                                    43,970,892       1.1%
                                                                             --------------      ----
TOTAL PREFERRED STOCKS                                                           43,970,892       1.1%
                                                                             --------------      ----
RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
*    Banco Santander SA Rights 11/01/17                            8,900,035        425,055       0.0%
                                                                             --------------      ----
TOTAL INVESTMENT SECURITIES                                                   3,881,486,724
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (0.7%)
(S)@ DFA Short Term Investment Fund                                2,320,217     26,847,228       0.7%
                                                                             --------------      ----
TOTAL INVESTMENTS -- (100.0%) (Cost $3,316,347,133)                          $3,908,333,952      99.8%
                                                                             ==============      ====

At October 31, 2017, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                       UNREALIZED
                        NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION             CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------             --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFA Index Future     65      12/15/17  $ 6,344,612 $ 6,524,050    $179,438
S&P 500 Emini Index(R)     88      12/15/17   10,839,477  11,319,880     480,403
                                             ----------- -----------    --------
TOTAL FUTURES CONTRACTS                      $17,184,089 $17,843,930    $659,841
                                             =========== ===========    ========

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia                   $ 27,118,505 $  196,973,002   --    $  224,091,507
   Austria                               --      6,869,794   --         6,869,794
   Belgium                               --     46,373,750   --        46,373,750
   Canada                       313,456,290             --   --       313,456,290
   Denmark                               --     65,478,170   --        65,478,170
   Finland                               --     37,784,447   --        37,784,447
   France                         5,677,147    377,111,945   --       382,789,092
   Germany                       38,897,145    251,607,143   --       290,504,288
   Hong Kong                             --    102,302,192   --       102,302,192
   Ireland                        5,556,562      5,648,751   --        11,205,313
   Israel                           282,224     14,357,071   --        14,639,295
   Italy                          5,097,924     61,452,913   --        66,550,837
   Japan                         15,047,804    855,293,836   --       870,341,640
   Netherlands                   10,358,496    115,374,412   --       125,732,908
   New Zealand                           --      5,537,273   --         5,537,273
   Norway                         1,729,600     32,274,358   --        34,003,958
   Portugal                              --      1,564,476   --         1,564,476
   Singapore                             --     41,148,837   --        41,148,837
   Spain                             13,817    107,033,772   --       107,047,589
   Sweden                                --    106,880,457   --       106,880,457
   Switzerland                   12,751,084    293,567,687   --       306,318,771
   United Kingdom               399,926,586    276,543,307   --       676,469,893
Preferred Stocks
   Germany                               --     43,970,892   --        43,970,892
RIGHTS/WARRANTS
   Spain                                 --        425,055   --           425,055
Securities Lending Collateral            --     26,847,228   --        26,847,228
Futures Contracts**                 659,841             --   --           659,841
                               ------------ --------------   --    --------------
TOTAL                          $836,573,025 $3,072,420,768   --    $3,908,993,793
                               ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                 --------- ---------- ---------------
COMMON STOCKS -- (98.1%)
AUSTRALIA -- (4.3%)
*   A.C.N. 004 410 833, Ltd.                       983,356 $   14,780       0.0%
    Adacel Technologies, Ltd.                       17,466     37,292       0.0%
    Adelaide Brighton, Ltd.                        170,983    813,994       0.0%
    AGL Energy, Ltd.                                33,912    656,583       0.0%
    Ainsworth Game Technology, Ltd.                 51,982     90,728       0.0%
    ALS, Ltd.                                      116,513    699,526       0.0%
    Altium, Ltd.                                    20,893    191,842       0.0%
    Alumina, Ltd.                                  880,180  1,579,498       0.1%
    AMA Group, Ltd.                                 49,451     35,431       0.0%
    Amaysim Australia, Ltd.                         21,821     32,007       0.0%
    Amcor, Ltd.                                    147,315  1,787,889       0.1%
    AMP, Ltd.                                      635,522  2,421,977       0.1%
    Ansell, Ltd.                                    51,355    945,296       0.0%
    AP Eagers, Ltd.                                 17,839    102,597       0.0%
    APA Group                                       91,544    600,773       0.0%
    APN Outdoor Group, Ltd.                         29,822    106,857       0.0%
    Appen, Ltd.                                     12,725     52,630       0.0%
    ARB Corp., Ltd.                                 17,888    249,640       0.0%
    Aristocrat Leisure, Ltd.                        82,577  1,492,848       0.1%
    Asaleo Care, Ltd.                               75,916     86,098       0.0%
    ASX, Ltd.                                        6,051    250,361       0.0%
*   Atlas Iron, Ltd.                             1,157,575     15,035       0.0%
    AUB Group, Ltd.                                  7,864     79,774       0.0%
    Aurizon Holdings, Ltd.                         423,734  1,681,674       0.1%
    Ausdrill, Ltd.                                 125,848    209,371       0.0%
    AusNet Services                                316,041    428,565       0.0%
    Austal, Ltd.                                    93,155    125,735       0.0%
    Australia & New Zealand Banking Group, Ltd.    218,548  5,015,359       0.2%
*   Australian Agricultural Co., Ltd.              172,205    193,992       0.0%
    Australian Pharmaceutical Industries, Ltd.     126,031    145,481       0.0%
    Auswide Bank, Ltd.                               1,410      5,908       0.0%
    Automotive Holdings Group, Ltd.                110,215    273,457       0.0%
    Aveo Group                                      86,000    166,518       0.0%
    AVJennings, Ltd.                                 8,932      4,782       0.0%
*   AWE, Ltd.                                      272,850    106,777       0.0%
    Bank of Queensland, Ltd.                       141,486  1,448,426       0.1%
    Bapcor, Ltd.                                    16,479     68,705       0.0%
    Beach Energy, Ltd.                             835,703    625,185       0.0%
*   Beadell Resources, Ltd.                        320,143     43,792       0.0%
    Bega Cheese, Ltd.                               18,253    102,836       0.0%
*   Bellamy's Australia, Ltd.                       15,458    142,457       0.0%
    Bendigo & Adelaide Bank, Ltd.                  188,850  1,647,189       0.1%
    BHP Billiton, Ltd.                             414,517  8,534,406       0.3%
#   BHP Billiton, Ltd. Sponsored ADR                44,166  1,809,923       0.1%
*   Billabong International, Ltd.                   38,785     18,952       0.0%
    Blackmores, Ltd.                                 3,029    370,459       0.0%
    BlueScope Steel, Ltd.                          291,568  2,870,493       0.1%
    Boral, Ltd.                                    303,211  1,663,821       0.1%
    Brambles, Ltd.                                  75,149    544,925       0.0%
    Breville Group, Ltd.                            21,775    194,469       0.0%
    Brickworks, Ltd.                                21,861    237,764       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                 SHARES   VALUE++   OF NET ASSETS**
                                                 ------- ---------- ---------------
AUSTRALIA -- (Continued)
    BT Investment Management, Ltd.                44,434 $  367,603       0.0%
*   Buru Energy, Ltd.                            110,733     22,406       0.0%
    Cabcharge Australia, Ltd.                     41,051     52,081       0.0%
    Caltex Australia, Ltd.                        22,574    592,712       0.0%
*   Cardno, Ltd.                                  99,590    101,299       0.0%
    carsales.com, Ltd.                            66,233    695,538       0.0%
    Cash Converters International, Ltd.           96,321     26,523       0.0%
    Cedar Woods Properties, Ltd.                   7,144     31,344       0.0%
    Challenger, Ltd.                              97,147    990,960       0.0%
    CIMIC Group, Ltd.                              4,669    173,215       0.0%
    Class, Ltd.                                   12,516     27,599       0.0%
    Cleanaway Waste Management, Ltd.             644,946    742,221       0.0%
    Coca-Cola Amatil, Ltd.                        71,839    448,503       0.0%
    Cochlear, Ltd.                                10,902  1,468,546       0.1%
    Codan, Ltd.                                   28,303     51,983       0.0%
    Collins Foods, Ltd.                           47,927    203,456       0.0%
    Commonwealth Bank of Australia                67,216  3,998,359       0.1%
    Computershare, Ltd.                           58,836    703,357       0.0%
*   Cooper Energy, Ltd.                          174,437     38,807       0.0%
    Corporate Travel Management, Ltd.             16,448    302,976       0.0%
    Costa Group Holdings, Ltd.                    20,717     98,576       0.0%
    Credit Corp. Group, Ltd.                      19,040    293,041       0.0%
    Crown Resorts, Ltd.                           37,698    335,216       0.0%
*   CSG, Ltd.                                     69,391     31,324       0.0%
    CSL, Ltd.                                     29,062  3,093,971       0.1%
    CSR, Ltd.                                    255,853    930,619       0.0%
    Data#3, Ltd.                                  23,400     33,888       0.0%
    Decmil Group, Ltd.                            35,216     34,288       0.0%
    Domino's Pizza Enterprises, Ltd.              11,496    411,014       0.0%
    Donaco International, Ltd.                    23,050      8,304       0.0%
*   Doray Minerals, Ltd.                          28,777      4,065       0.0%
    Downer EDI, Ltd.                             265,984  1,427,242       0.1%
    DuluxGroup, Ltd.                             118,564    669,608       0.0%
    DWS, Ltd.                                     30,792     34,204       0.0%
    Eclipx Group, Ltd.                            95,671    297,023       0.0%
*   Elders, Ltd.                                  17,233     66,858       0.0%
*   Energy World Corp., Ltd.                     154,243     35,350       0.0%
    EQT Holdings, Ltd.                               574      8,129       0.0%
    ERM Power, Ltd.                               37,573     39,097       0.0%
    Event Hospitality and Entertainment, Ltd.     51,003    521,808       0.0%
    Evolution Mining, Ltd.                       635,228  1,141,123       0.1%
    Fairfax Media, Ltd.                          873,898    736,171       0.0%
    Fleetwood Corp., Ltd.                         11,993     22,597       0.0%
    Flight Centre Travel Group, Ltd.              20,167    723,014       0.0%
    Fortescue Metals Group, Ltd.                 543,842  1,933,687       0.1%
    G8 Education, Ltd.                           160,817    561,784       0.0%
    GBST Holdings, Ltd.                            6,127      9,027       0.0%
    Genworth Mortgage Insurance Australia, Ltd.   45,151     98,268       0.0%
    GrainCorp, Ltd. Class A                       85,215    555,021       0.0%
    Greencross, Ltd.                              33,232    135,298       0.0%
    GUD Holdings, Ltd.                            15,442    141,234       0.0%
    GWA Group, Ltd.                               82,577    161,224       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                  SHARES   VALUE++   OF NET ASSETS**
                                                  ------- ---------- ---------------
AUSTRALIA -- (Continued)
    Hansen Technologies, Ltd.                      40,056 $  104,016       0.0%
    Harvey Norman Holdings, Ltd.                  257,263    745,206       0.0%
    Healthscope, Ltd.                             324,678    487,710       0.0%
    HFA Holdings, Ltd.                             20,779     48,560       0.0%
*   Hills, Ltd.                                    49,659      6,456       0.0%
*   Horizon Oil, Ltd.                             251,263     13,072       0.0%
    HT&E, Ltd.                                    127,805    170,224       0.0%
    Huon Aquaculture Group, Ltd.                    3,231     12,188       0.0%
    IDP Education, Ltd.                            17,400     74,691       0.0%
    Iluka Resources, Ltd.                          57,917    417,346       0.0%
*   Imdex, Ltd.                                    60,824     45,169       0.0%
    IMF Bentham, Ltd.                              65,580    117,083       0.0%
    Incitec Pivot, Ltd.                           376,532  1,104,459       0.1%
    Independence Group NL                         197,519    606,911       0.0%
    Infomedia, Ltd.                                91,828     55,139       0.0%
    Insurance Australia Group, Ltd.               109,781    552,041       0.0%
    Integrated Research, Ltd.                      19,099     56,133       0.0%
    InvoCare, Ltd.                                 31,066    403,902       0.0%
    IOOF Holdings, Ltd.                            84,015    692,986       0.0%
    IPH, Ltd.                                       7,798     34,970       0.0%
    IRESS, Ltd.                                    33,519    302,186       0.0%
    iSelect, Ltd.                                  57,728     70,596       0.0%
    iSentia Group, Ltd.                            57,195     43,389       0.0%
    James Hardie Industries P.L.C.                 33,952    518,386       0.0%
    James Hardie Industries P.L.C. Sponsored ADR    6,180     95,110       0.0%
    JB Hi-Fi, Ltd.                                 35,300    619,711       0.0%
    Jumbo Interactive, Ltd.                         8,083     17,910       0.0%
*   Kingsgate Consolidated, Ltd.                   46,498     14,385       0.0%
    Link Administration Holdings, Ltd.             97,144    613,423       0.0%
*   Lynas Corp., Ltd.                             358,488     49,530       0.0%
    MACA, Ltd.                                     61,847     99,081       0.0%
*   Macmahon Holdings, Ltd.                       196,207     36,101       0.0%
    Macquarie Atlas Roads Group                    79,363    362,448       0.0%
    Macquarie Group, Ltd.                          70,545  5,321,922       0.2%
    Magellan Financial Group, Ltd.                 21,332    396,663       0.0%
    Mantra Group, Ltd.                             96,588    288,602       0.0%
    MaxiTRANS Industries, Ltd.                     33,340     17,771       0.0%
*   Mayne Pharma Group, Ltd.                      115,327     60,570       0.0%
    McMillan Shakespeare, Ltd.                     24,012    289,831       0.0%
    McPherson's, Ltd.                              23,214     23,076       0.0%
    Medibank Pvt, Ltd.                            350,542    825,096       0.0%
*   Medusa Mining, Ltd.                            80,202     24,173       0.0%
    Melbourne IT, Ltd.                             31,735     75,083       0.0%
*   Mesoblast, Ltd.                                38,562     39,518       0.0%
    Metals X, Ltd.                                319,145    244,310       0.0%
    Metcash, Ltd.                                 429,585    887,436       0.0%
*   Millennium Minerals, Ltd.                      74,492      8,791       0.0%
    Mineral Resources, Ltd.                        64,549    861,390       0.0%
*   MMA Offshore, Ltd.                            133,293     19,360       0.0%
    MNF Group, Ltd.                                 7,840     35,147       0.0%
    Monadelphous Group, Ltd.                       34,048    442,674       0.0%
    Monash IVF Group, Ltd.                         51,936     62,034       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 AUSTRALIA -- (Continued)
     Money3 Corp., Ltd.                      13,906 $   16,627       0.0%
     Mortgage Choice, Ltd.                   27,543     46,575       0.0%
     Motorcycle Holdings, Ltd.                1,207      4,496       0.0%
     Myer Holdings, Ltd.                    347,849    203,801       0.0%
     MYOB Group, Ltd.                        28,602     82,315       0.0%
     National Australia Bank, Ltd.          208,492  5,224,010       0.2%
     Navitas, Ltd.                           59,074    216,053       0.0%
 *   Neometals, Ltd.                         55,598     18,334       0.0%
 *   NetComm Wireless, Ltd.                  20,389     18,419       0.0%
     New Hope Corp., Ltd.                    32,366     49,539       0.0%
     Newcrest Mining, Ltd.                  121,600  2,079,068       0.1%
 *   NEXTDC, Ltd.                             9,705     38,389       0.0%
     nib holdings, Ltd.                     135,548    654,700       0.0%
     Nick Scali, Ltd.                         5,433     27,660       0.0%
     Nine Entertainment Co. Holdings, Ltd.  201,170    231,141       0.0%
     Northern Star Resources, Ltd.          175,969    699,787       0.0%
 *   NRW Holdings, Ltd.                      86,848     85,477       0.0%
     Nufarm, Ltd.(6335331)                   80,386    537,099       0.0%
     Nufarm, Ltd.(B672BY1)                   17,864    124,144       0.0%
     OFX Group, Ltd.                         34,002     36,340       0.0%
     Oil Search, Ltd.                       152,464    864,224       0.0%
     Orica, Ltd.                            125,356  2,007,845       0.1%
 *   Origin Energy, Ltd.                    220,285  1,341,642       0.1%
 *   Orocobre, Ltd.                          29,368    109,290       0.0%
     Orora, Ltd.                            541,309  1,411,520       0.1%
     OZ Minerals, Ltd.                      133,580    824,866       0.0%
     Pacific Current Group, Ltd.              3,721     20,008       0.0%
     Pact Group Holdings, Ltd.               44,674    198,315       0.0%
 *   Paladin Energy, Ltd.                   836,713     15,228       0.0%
 *   Panoramic Resources, Ltd.               75,563     23,115       0.0%
     Peet, Ltd.                              33,433     37,376       0.0%
     Perpetual, Ltd.                         13,407    498,271       0.0%
 *   Perseus Mining, Ltd.                   363,765     88,534       0.0%
     Pioneer Credit, Ltd.                    11,600     26,622       0.0%
     Platinum Asset Management, Ltd.         62,049    346,790       0.0%
     PMP, Ltd.                               73,062     42,003       0.0%
     Premier Investments, Ltd.               37,130    376,792       0.0%
     Primary Health Care, Ltd.              229,591    601,763       0.0%
     Prime Media Group, Ltd.                211,487     59,994       0.0%
     Pro Medicus, Ltd.                        8,252     42,324       0.0%
     Qantas Airways, Ltd.                   334,671  1,579,522       0.1%
     QBE Insurance Group, Ltd.              156,812  1,285,828       0.1%
     Qube Holdings, Ltd.                    294,876    581,037       0.0%
 #   Quintis, Ltd.                          136,509     24,572       0.0%
 *   Ramelius Resources, Ltd.               106,460     31,631       0.0%
     Ramsay Health Care, Ltd.                 8,906    456,607       0.0%
     RCG Corp., Ltd.                          4,861      2,793       0.0%
     RCR Tomlinson, Ltd.                     56,091    184,809       0.0%
     REA Group, Ltd.                          4,246    235,418       0.0%
     Reckon, Ltd.                            23,466     22,372       0.0%
     Reece, Ltd.                                591     20,050       0.0%
     Regis Healthcare, Ltd.                  25,078     69,994       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
   AUSTRALIA -- (Continued)
       Regis Resources, Ltd.               140,261 $  416,666       0.0%
       Reject Shop, Ltd. (The)              10,302     36,766       0.0%
       Resolute Mining, Ltd.               292,769    229,608       0.0%
       Retail Food Group, Ltd.              66,734    224,864       0.0%
       Ridley Corp., Ltd.                  103,427    114,903       0.0%
       Rio Tinto, Ltd.                      56,776  3,025,381       0.1%
       Ruralco Holdings, Ltd.                3,135      6,908       0.0%
   *   Salmat, Ltd.                         11,000      3,780       0.0%
       Sandfire Resources NL                83,750    368,756       0.0%
   *   Santos, Ltd.                        411,949  1,423,492       0.1%
   *   Saracen Mineral Holdings, Ltd.      354,155    392,472       0.0%
       SeaLink Travel Group, Ltd.            7,457     24,535       0.0%
       Seek, Ltd.                           56,971    802,230       0.0%
       Select Harvests, Ltd.                22,754     81,845       0.0%
   *   Senex Energy, Ltd.                  454,633    120,428       0.0%
       Servcorp, Ltd.                       15,854     67,592       0.0%
       Service Stream, Ltd.                 64,652     69,342       0.0%
       Seven Group Holdings, Ltd.           38,274    389,453       0.0%
       Seven West Media, Ltd.              435,437    225,428       0.0%
       SG Fleet Group, Ltd.                 11,694     36,600       0.0%
       Sigma Healthcare, Ltd.              170,360     98,512       0.0%
       Silver Chef, Ltd.                     7,886     43,869       0.0%
   *   Silver Lake Resources, Ltd.         254,382     70,738       0.0%
       Sims Metal Management, Ltd.          69,266    702,329       0.0%
       Sirtex Medical, Ltd.                 13,355    139,861       0.0%
       SmartGroup Corp., Ltd.                7,469     55,635       0.0%
       Sonic Healthcare, Ltd.               47,108    786,785       0.0%
       South32, Ltd.                       669,739  1,749,395       0.1%
       South32, Ltd. ADR                    47,819    622,699       0.0%
       Southern Cross Media Group, Ltd.    241,611    207,609       0.0%
       Spark Infrastructure Group          306,231    596,142       0.0%
       SpeedCast International, Ltd.        25,919     82,657       0.0%
       St Barbara, Ltd.                    146,276    323,406       0.0%
       Star Entertainment Grp, Ltd. (The)  272,629  1,202,185       0.1%
       Steadfast Group, Ltd.               133,497    274,417       0.0%
       Suncorp Group, Ltd.                 149,767  1,558,890       0.1%
   *   Sundance Energy Australia, Ltd.     306,898     12,928       0.0%
       Sunland Group, Ltd.                  21,844     28,611       0.0%
       Super Retail Group, Ltd.             69,116    411,470       0.0%
       Sydney Airport                       73,615    401,075       0.0%
       Tabcorp Holdings, Ltd.              214,072    736,566       0.0%
       Tassal Group, Ltd.                   75,228    242,676       0.0%
       Tatts Group, Ltd.                   327,833  1,047,965       0.0%
       Technology One, Ltd.                 66,238    255,869       0.0%
       Telstra Corp., Ltd.                 114,821    311,622       0.0%
       Telstra Corp., Ltd. ADR                 600      8,148       0.0%
       Thorn Group, Ltd.                    57,038     34,942       0.0%
   *   Tiger Resources, Ltd.               202,588      6,078       0.0%
       Tox Free Solutions, Ltd.             68,951    129,465       0.0%
       TPG Telecom, Ltd.                    90,492    374,549       0.0%
       Transurban Group                     96,237    894,602       0.0%
       Treasury Wine Estates, Ltd.         156,226  1,875,326       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                 PERCENTAGE
                                                          SHARES    VALUE++    OF NET ASSETS**
                                                          ------- ------------ ---------------
AUSTRALIA -- (Continued)
*   Troy Resources, Ltd.                                  169,473 $     12,711       0.0%
    Villa World, Ltd.                                       8,903       17,735       0.0%
    Village Roadshow, Ltd.                                 27,836       79,939       0.0%
*   Virgin Australia Holdings, Ltd.                       255,702       36,318       0.0%
    Virtus Health, Ltd.                                    34,266      143,929       0.0%
    Vita Group, Ltd.                                       24,482       24,255       0.0%
    Vocus Group, Ltd.                                     114,100      252,032       0.0%
*   Watpac, Ltd.                                           32,558       17,709       0.0%
    Webjet, Ltd.                                           19,390      171,047       0.0%
    Wesfarmers, Ltd.                                       57,265    1,834,231       0.1%
    Western Areas, Ltd.                                    93,639      199,771       0.0%
*   Westgold Resources, Ltd.                               52,959       75,688       0.0%
    Westpac Banking Corp.                                 215,524    5,459,101       0.2%
*   Whitehaven Coal, Ltd.                                 221,391      632,784       0.0%
    Woodside Petroleum, Ltd.                              162,373    3,827,621       0.1%
    Woolworths, Ltd.                                       66,581    1,319,946       0.1%
*   WorleyParsons, Ltd.                                    98,226    1,056,479       0.1%
    WPP AUNZ, Ltd.                                        143,627      101,121       0.0%
                                                                  ------------       ---
TOTAL AUSTRALIA                                                    147,606,019       4.4%
                                                                  ------------       ---
AUSTRIA -- (0.5%)
    Agrana Beteiligungs AG                                    828      102,656       0.0%
    ANDRITZ AG                                             23,379    1,321,990       0.1%
    Atrium European Real Estate, Ltd.                      38,404      179,882       0.0%
    Austria Technologie & Systemtechnik AG                 15,209      325,620       0.0%
    BUWOG AG                                               31,833      917,575       0.0%
    CA Immobilien Anlagen AG                               19,079      544,008       0.0%
    DO & CO AG                                              1,777       94,234       0.0%
    Erste Group Bank AG                                    50,403    2,163,545       0.1%
    EVN AG                                                  9,495      149,880       0.0%
*   FACC AG                                                 2,325       40,543       0.0%
    Flughafen Wien AG                                       1,216       48,931       0.0%
    Kapsch TrafficCom AG                                    1,351       78,469       0.0%
    Lenzing AG                                              3,488      472,166       0.0%
    Mayr Melnhof Karton AG                                  2,507      363,989       0.0%
    Oesterreichische Post AG                                8,896      395,037       0.0%
    OMV AG                                                 46,691    2,802,084       0.1%
    Palfinger AG                                            2,513      111,085       0.0%
    POLYTEC Holding AG                                      4,485      111,598       0.0%
    Porr Ag                                                   865       27,044       0.0%
*   Raiffeisen Bank International AG                       42,406    1,474,716       0.1%
    Rosenbauer International AG                               731       46,119       0.0%
    S IMMO AG                                              15,332      270,066       0.0%
*   Schoeller-Bleckmann Oilfield Equipment AG                 813       75,860       0.0%
    Semperit AG Holding                                     3,249       95,000       0.0%
    Strabag SE                                              6,439      268,866       0.0%
    Telekom Austria AG                                     58,773      550,243       0.0%
    UNIQA Insurance Group AG                               49,302      505,142       0.0%
    Verbund AG                                             19,776      480,243       0.0%
    Vienna Insurance Group AG Wiener Versicherung Gruppe   15,432      451,762       0.0%
    Voestalpine AG                                         33,267    1,828,963       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------ ----------- ---------------
AUSTRIA -- (Continued)
    Wienerberger AG                           48,107 $ 1,234,303       0.0%
    Zumtobel Group AG                          8,937     152,796       0.0%
                                                     -----------       ---
TOTAL AUSTRIA                                         17,684,415       0.5%
                                                     -----------       ---
BELGIUM -- (1.1%)
*   Ablynx NV                                  3,892      79,849       0.0%
    Ackermans & van Haaren NV                  9,630   1,649,274       0.1%
    Ageas                                     90,339   4,380,986       0.1%
*   AGFA-Gevaert NV                           93,007     436,982       0.0%
    Anheuser-Busch InBev SA/NV                41,726   5,116,488       0.2%
    Anheuser-Busch InBev SA/NV Sponsored ADR   8,449   1,037,368       0.1%
    Atenor                                       360      20,272       0.0%
    Banque Nationale de Belgique                  47     156,330       0.0%
    Barco NV                                   4,501     461,142       0.0%
    Bekaert SA                                16,052     759,287       0.0%
    bpost SA                                  29,117     820,926       0.0%
*   Celyad SA                                  1,598      93,151       0.0%
    Cie d'Entreprises CFE                      3,094     452,433       0.0%
    Cie Immobiliere de Belgique SA               329      20,364       0.0%
    Colruyt SA                                22,901   1,171,256       0.1%
    D'ieteren SA                              11,594     530,242       0.0%
    Deceuninck NV                             27,471     101,970       0.0%
    Econocom Group SA                         64,162     493,804       0.0%
    Elia System Operator SA                    6,629     384,518       0.0%
*   Euronav NV                                17,054     142,401       0.0%
    Euronav NV                                36,257     300,470       0.0%
    EVS Broadcast Equipment SA                 4,348     163,406       0.0%
    Exmar NV                                  13,346      88,763       0.0%
*   Fagron                                     5,162      66,959       0.0%
*   Galapagos NV                               6,113     594,500       0.0%
    Ion Beam Applications                      5,747     176,169       0.0%
    Jensen-Group NV                              589      28,347       0.0%
    KBC Group NV                              56,694   4,709,509       0.2%
    Kinepolis Group NV                         7,850     530,434       0.0%
    Lotus Bakeries                                70     177,711       0.0%
*   MDxHealth                                  5,908      32,855       0.0%
    Melexis NV                                 5,497     550,819       0.0%
*   Nyrstar NV                                33,135     264,541       0.0%
    Ontex Group NV                            26,238     922,782       0.0%
    Orange Belgium SA                         16,120     373,393       0.0%
    Picanol                                      532      60,023       0.0%
    Proximus SADP                             30,745   1,020,931       0.0%
    RealDolmen                                   455      13,269       0.0%
    Recticel SA                               15,522     153,681       0.0%
    Resilux                                      440      77,207       0.0%
    Roularta Media Group NV                    1,508      37,664       0.0%
    Sapec                                        178      12,338       0.0%
    Sioen Industries NV                        4,172     127,027       0.0%
    Sipef SA                                   1,476     108,586       0.0%
    Solvay SA                                 23,235   3,451,752       0.1%
*   Telenet Group Holding NV                   8,945     618,634       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                             ------- ----------- ---------------
BELGIUM -- (Continued)
    TER Beke SA                                                  294 $    59,334       0.0%
*   Tessenderlo Group SA                                      15,206     729,717       0.0%
    UCB SA                                                    33,060   2,406,632       0.1%
    Umicore SA                                                47,324   2,114,918       0.1%
    Van de Velde NV                                            2,567     142,024       0.0%
*   Viohalco SA                                               20,959      72,033       0.0%
                                                                     -----------       ---
TOTAL BELGIUM                                                         38,495,471       1.1%
                                                                     -----------       ---
BRAZIL -- (1.4%)
    AES Tiete Energia SA(BZ8W2L7)                             55,404     219,326       0.0%
    AES Tiete Energia SA(BZ8W2J5)                                 21          17       0.0%
*   Aliansce Shopping Centers SA                              50,362     270,030       0.0%
    Alupar Investimento SA                                    35,448     195,591       0.0%
    Ambev SA                                                  24,800     158,445       0.0%
    Ambev SA ADR                                             107,421     679,975       0.0%
    Arezzo Industria e Comercio SA                            17,650     272,738       0.0%
*   B2W Cia Digital                                           80,420     521,911       0.0%
    B3 SA - Brasil Bolsa Balcao                              382,198   2,792,325       0.1%
    Banco Alfa de Investimento SA                             14,300      25,179       0.0%
    Banco Bradesco SA                                         81,473     816,399       0.1%
    Banco do Brasil SA                                        85,084     895,758       0.1%
    Banco Santander Brasil SA                                 33,028     288,855       0.0%
    BB Seguridade Participacoes SA                            36,500     309,401       0.0%
    BR Malls Participacoes SA                                149,506     579,505       0.0%
    BR Properties SA                                          25,417      81,116       0.0%
*   Brasil Brokers Participacoes SA                           90,292      30,637       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas      6,000      23,349       0.0%
    Braskem SA Sponsored ADR                                  23,556     753,085       0.1%
*   BRF SA                                                    11,216     151,716       0.0%
#*  BRF SA ADR                                                12,343     166,260       0.0%
    CCR SA                                                   122,462     681,322       0.0%
*   Centrais Eletricas Brasileiras SA                         37,516     252,874       0.0%
*   Cia Brasileira de Distribuicao                             7,747     179,963       0.0%
    Cia de Locacao das Americas                                7,700      38,649       0.0%
    Cia de Saneamento Basico do Estado de Sao Paulo           23,700     215,896       0.0%
    Cia de Saneamento Basico do Estado de Sao Paulo ADR       25,800     235,296       0.0%
    Cia de Saneamento de Minas Gerais-COPASA                  15,481     186,455       0.0%
    Cia Energetica de Minas Gerais                            11,339      25,303       0.0%
    Cia Hering                                                55,258     493,239       0.0%
    Cia Paranaense de Energia                                  7,100      46,620       0.0%
*   Cia Siderurgica Nacional SA                              120,100     309,493       0.0%
#*  Cia Siderurgica Nacional SA Sponsored ADR                222,689     563,403       0.0%
    Cielo SA                                                  50,044     342,368       0.0%
*   Construtora Tenda SA                                      14,472      75,649       0.0%
*   Cosan Logistica SA(BR17H74)                               60,080     171,721       0.0%
*   Cosan Logistica SA(BF0KYP7)                               12,943      36,796       0.0%
    Cosan SA Industria e Comercio                             46,791     534,950       0.0%
    CPFL Energia SA                                           29,300     246,309       0.0%
    CSU Cardsystem SA                                          3,086       9,952       0.0%
    CVC Brasil Operadora e Agencia de Viagens SA              34,164     451,162       0.0%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes  126,521     495,054       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                     SHARES   VALUE++   OF NET ASSETS**
                                                                     ------- ---------- ---------------
BRAZIL -- (Continued)
    Cyrela Commercial Properties SA Empreendimentos e Participacoes      300 $      693       0.0%
    Dimed SA Distribuidora da Medicamentos                               200     29,530       0.0%
*   Direcional Engenharia SA                                          40,604     72,611       0.0%
    Duratex SA                                                       131,185    383,373       0.0%
    EcoRodovias Infraestrutura e Logistica SA                         67,520    251,809       0.0%
    EDP - Energias do Brasil SA                                       65,752    289,435       0.0%
    Embraer SA                                                         8,000     38,321       0.0%
    Embraer SA Sponsored ADR                                          49,002    937,898       0.1%
    Energisa SA                                                       64,900    490,425       0.0%
    Engie Brasil Energia SA                                           19,500    213,401       0.0%
    Equatorial Energia SA                                             39,532    737,154       0.0%
    Estacio Participacoes SA                                          98,108    879,622       0.1%
*   Eternit SA                                                        53,144     17,545       0.0%
*   Even Construtora e Incorporadora SA                              102,300    168,869       0.0%
    Ez Tec Empreendimentos e Participacoes SA                         33,259    218,588       0.0%
    Fibria Celulose SA                                                25,130    402,074       0.0%
    Fibria Celulose SA Sponsored ADR                                  29,555    471,107       0.0%
    Fleury SA                                                         75,200    663,888       0.0%
    GAEC Educacao SA                                                   8,900     66,383       0.0%
*   Gafisa SA                                                          6,408     28,991       0.0%
    Gafisa SA ADR                                                      4,033     36,700       0.0%
    Gerdau SA                                                         59,100    195,838       0.0%
    Gerdau SA Sponsored ADR                                          134,698    445,850       0.0%
*   Gol Linhas Aereas Inteligentes SA ADR                              2,334     49,434       0.0%
    Grendene SA                                                       26,900    226,216       0.0%
    Guararapes Confeccoes SA                                           4,700    224,849       0.0%
*   Helbor Empreendimentos SA                                         88,177     55,527       0.0%
    Hypermarcas SA                                                    29,698    310,479       0.0%
    Iguatemi Empresa de Shopping Centers SA                           18,500    217,614       0.0%
    International Meal Co. Alimentacao SA                             71,500    226,217       0.0%
    Iochpe Maxion SA                                                  68,410    468,224       0.0%
    Itau Unibanco Holding SA                                          33,569    394,253       0.0%
    JBS SA                                                           185,333    427,173       0.0%
*   JHSF Participacoes SA                                             62,700     42,358       0.0%
*   JSL SA                                                            29,700     84,253       0.0%
*   Kepler Weber SA                                                    4,800     32,765       0.0%
    Klabin SA                                                         85,677    495,001       0.0%
    Kroton Educacional SA                                            239,518  1,317,192       0.1%
*   Light SA                                                          26,507    148,121       0.0%
    Linx SA                                                           15,300     96,253       0.0%
    Localiza Rent a Car SA                                            52,609    930,665       0.1%
    Lojas Americanas SA                                               34,894    152,641       0.0%
    Lojas Renner SA                                                  167,706  1,767,647       0.1%
*   LPS Brasil Consultoria de Imoveis SA                               4,600      7,945       0.0%
    M Dias Branco SA                                                  28,048    412,836       0.0%
    Magazine Luiza SA                                                  4,410     85,941       0.0%
    Magnesita Refratarios SA                                          19,386    272,593       0.0%
    Mahle-Metal Leve SA                                                9,900     64,915       0.0%
*   Marfrig Global Foods SA                                          160,000    314,493       0.0%
*   Marisa Lojas SA                                                   19,360     46,457       0.0%
*   Mills Estruturas e Servicos de Engenharia SA                      52,057     68,109       0.0%
    Minerva SA                                                        15,269     53,677       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                           PERCENTAGE
                                                                                     SHARES    VALUE++   OF NET ASSETS**
                                                                                     ------- ----------- ---------------
BRAZIL -- (Continued)
    MRV Engenharia e Participacoes SA                                                159,837 $   618,084       0.0%
    Multiplan Empreendimentos Imobiliarios SA                                         12,078     263,986       0.0%
    Multiplus SA                                                                      16,000     185,859       0.0%
    Natura Cosmeticos SA                                                              40,447     382,919       0.0%
    Odontoprev SA                                                                     87,163     419,389       0.0%
*   Paranapanema SA                                                                   51,280      23,200       0.0%
*   Petroleo Brasileiro SA                                                           321,106   1,709,922       0.1%
*   Petroleo Brasileiro SA Sponsored ADR                                              19,287     205,407       0.0%
    Porto Seguro SA                                                                   41,477     452,769       0.0%
    Portobello SA                                                                     45,213      80,162       0.0%
*   Profarma Distribuidora de Produtos Farmaceuticos SA                                3,300       8,262       0.0%
    Qualicorp SA                                                                     131,426   1,406,141       0.1%
    Raia Drogasil SA                                                                  35,950     859,490       0.1%
*   Restoque Comercio e Confeccoes de Roupas SA                                        4,268      57,197       0.0%
*   Rodobens Negocios Imobiliarios SA                                                  6,300      10,842       0.0%
*   Rumo SA                                                                          152,416     591,718       0.0%
*   Santos Brasil Participacoes SA                                                    89,250      95,490       0.0%
    Sao Martinho SA                                                                   52,891     297,656       0.0%
    Ser Educacional SA(BFH4PZ9)                                                       14,900     140,514       0.0%
*   Ser Educacional SA(BF0GX81)                                                        1,657      15,702       0.0%
    SLC Agricola SA                                                                   34,600     232,690       0.0%
    Smiles Fidelidade SA                                                              20,247     529,184       0.0%
    Sonae Sierra Brasil SA                                                             5,937      50,689       0.0%
*   Springs Global Participacoes SA                                                   12,600      46,182       0.0%
    Sul America SA                                                                   106,494     583,693       0.0%
    T4F Entretenimento SA                                                              5,200      13,877       0.0%
*   Tecnisa SA                                                                        56,621      40,329       0.0%
    Telefonica Brasil SA ADR                                                          12,260     188,804       0.0%
    Tim Participacoes SA                                                              78,821     292,269       0.0%
    Tim Participacoes SA ADR                                                           6,220     114,697       0.0%
    Totvs SA                                                                          23,682     235,854       0.0%
*   TPI - Triunfo Participacoes e Investimentos SA                                    16,900      19,890       0.0%
    Transmissora Alianca de Energia Eletrica SA                                       66,833     418,817       0.0%
    Tupy SA                                                                           12,500      66,602       0.0%
    Ultrapar Participacoes SA                                                          2,500      59,686       0.0%
    Ultrapar Participacoes SA Sponsored ADR                                           28,612     683,541       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                                            23,560      86,640       0.0%
    Vale SA                                                                          456,727   4,481,683       0.2%
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA   34,312     192,155       0.0%
    Via Varejo SA                                                                     74,100     511,245       0.0%
    WEG SA                                                                            29,043     188,926       0.0%
    Wiz Solucoes e Corretagem de Seguros SA                                           21,700     108,258       0.0%
                                                                                             -----------       ---
TOTAL BRAZIL                                                                                  47,828,465       1.4%
                                                                                             -----------       ---
CANADA -- (6.1%)
*   5N Plus, Inc.                                                                     20,100      47,987       0.0%
    Absolute Software Corp.                                                           14,380      93,073       0.0%
    Acadian Timber Corp.                                                                 953      14,471       0.0%
*   Advantage Oil & Gas, Ltd.                                                         79,861     422,797       0.0%
    Aecon Group, Inc.                                                                 26,073     392,681       0.0%
    Ag Growth International, Inc.                                                      2,000      78,289       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
 CANADA -- (Continued)
     AGF Management, Ltd. Class B             37,928 $  244,308       0.0%
     Agnico Eagle Mines, Ltd.(008474108)       4,456    198,871       0.0%
     Agnico Eagle Mines, Ltd.(2009823)        20,272    905,120       0.0%
     Agrium, Inc.(008916108)                   9,921  1,080,595       0.1%
     Agrium, Inc.(2213538)                    10,637  1,158,024       0.1%
 #   AGT Food & Ingredients, Inc.             11,918    213,676       0.0%
     Aimia, Inc.                              27,130     53,204       0.0%
 *   Air Canada                               15,333    303,784       0.0%
     AirBoss of America Corp.                 10,693     95,732       0.0%
 *   Alacer Gold Corp.                       122,202    190,393       0.0%
     Alamos Gold, Inc. Class A(011532108)     40,526    256,124       0.0%
     Alamos Gold, Inc. Class A(BZ3DNP6)       85,374    540,660       0.0%
     Alaris Royalty Corp.                     13,848    219,404       0.0%
 *   Alexco Resource Corp.                    33,113     41,067       0.0%
     Algoma Central Corp.                      3,600     36,416       0.0%
     Algonquin Power & Utilities Corp.        58,426    625,427       0.0%
     Alimentation Couche-Tard, Inc. Class B   32,955  1,545,189       0.1%
 *   Alio Gold, Inc.                          19,045     75,582       0.0%
     AltaGas, Ltd.                            19,594    446,678       0.0%
     Alterra Power Corp.                       2,071     12,583       0.0%
     Altus Group, Ltd.                        11,055    301,890       0.0%
 *   Americas Silver Corp.                    11,652     47,327       0.0%
     Andrew Peller, Ltd. Class A              11,100    106,259       0.0%
     ARC Resources, Ltd.                      54,027    658,743       0.0%
 *   Argonaut Gold, Inc.                      72,341    130,652       0.0%
     Atco, Ltd. Class I                       12,000    435,129       0.0%
 *   Athabasca Oil Corp.                     182,955    164,505       0.0%
 *   ATS Automation Tooling Systems, Inc.     29,357    337,921       0.0%
 *   AuRico Metals, Inc.(05157J108)           13,553     13,553       0.0%
 *   AuRico Metals, Inc.(BYR52G5)             29,187     29,411       0.0%
     AutoCanada, Inc.                         12,710    229,649       0.0%
 *   Avigilon Corp.                           10,738    159,226       0.0%
 *   B2Gold Corp.                            375,341    954,281       0.1%
     Badger Daylighting, Ltd.                  9,590    218,323       0.0%
     Bank of Montreal(2076009)                64,884  4,970,534       0.2%
     Bank of Montreal(063671101)              37,601  2,880,613       0.1%
     Bank of Nova Scotia (The)(2076281)       46,481  3,000,494       0.1%
     Bank of Nova Scotia (The)(064149107)     53,768  3,469,111       0.1%
     Barrick Gold Corp.                       60,434    873,271       0.0%
 #*  Baytex Energy Corp.(07317Q105)           22,889     63,174       0.0%
 *   Baytex Energy Corp.(B4VGVM3)             70,319    193,499       0.0%
     BCE, Inc.                                18,344    847,024       0.0%
 *   Bellatrix Exploration, Ltd.(078314507)    1,785      4,284       0.0%
 #*  Bellatrix Exploration, Ltd.(BF237Z5)     21,090     50,514       0.0%
     Birchcliff Energy, Ltd.                  90,731    369,225       0.0%
     Bird Construction, Inc.                  11,216     85,026       0.0%
     Black Diamond Group, Ltd.                22,216     37,024       0.0%
 *   BlackBerry, Ltd.(09228F103)              44,454    486,327       0.0%
 *   BlackBerry, Ltd.(BCBHZ31)                33,125    362,549       0.0%
 *   BlackPearl Resources, Inc.               67,251     56,820       0.0%
 *   Bombardier, Inc. Class A                 28,590     60,943       0.0%
 *   Bombardier, Inc. Class B                274,700    581,297       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                    SHARES   VALUE++   OF NET ASSETS**
                                                    ------- ---------- ---------------
CANADA -- (Continued)
    Bonavista Energy Corp.                           98,102 $  208,356       0.0%
    Bonterra Energy Corp.                            13,150    154,832       0.0%
    Boralex, Inc. Class A                            35,600    632,472       0.0%
    Brookfield Asset Management, Inc. Class A        21,550    904,028       0.0%
    BRP, Inc.                                         7,648    257,048       0.0%
    CAE, Inc.(124765108)                              5,994    106,154       0.0%
    CAE, Inc.(2162760)                               26,952    477,577       0.0%
*   Calfrac Well Services, Ltd.                      52,372    211,096       0.0%
    Calian Group, Ltd.                                2,400     61,800       0.0%
    Callidus Capital Corp.                            5,800     49,049       0.0%
    Cameco Corp.(2166160)                            83,684    679,799       0.0%
    Cameco Corp.(13321L108)                           7,699     62,670       0.0%
    Canaccord Genuity Group, Inc.                    56,815    188,929       0.0%
*   Canacol Energy, Ltd.                             60,048    190,835       0.0%
    Canadian Imperial Bank of Commerce(2170525)      38,567  3,394,829       0.1%
    Canadian Imperial Bank of Commerce(136069101)     2,936    258,515       0.0%
    Canadian National Railway Co.(2180632)           13,000  1,046,066       0.1%
    Canadian National Railway Co.(136375102)          5,736    461,691       0.0%
    Canadian Natural Resources, Ltd.(136385101)      78,088  2,725,271       0.1%
    Canadian Natural Resources, Ltd.(2171573)        11,320    395,029       0.0%
    Canadian Pacific Railway, Ltd.                    9,072  1,572,921       0.1%
    Canadian Tire Corp., Ltd. Class A                12,043  1,477,720       0.1%
    Canadian Utilities, Ltd. Class A                 18,114    547,028       0.0%
    Canadian Western Bank                            48,020  1,352,645       0.1%
*   Canfor Corp.                                     37,704    749,930       0.0%
    Canfor Pulp Products, Inc.                       15,606    170,443       0.0%
    CanWel Building Materials Group, Ltd.            12,100     62,184       0.0%
    Capital Power Corp.                              21,645    409,881       0.0%
*   Capstone Mining Corp.                           149,688    170,561       0.0%
    Cara Operations, Ltd.                             6,274    128,437       0.0%
    Cascades, Inc.                                   34,087    410,598       0.0%
    CCL Industries, Inc. Class B                     28,675  1,382,072       0.1%
*   Celestica, Inc.(15101Q108)                       48,586    488,289       0.0%
*   Celestica, Inc.(2263362)                          3,800     38,144       0.0%
    Cenovus Energy, Inc.                            113,233  1,100,625       0.1%
*   Centerra Gold, Inc.                             106,954    726,238       0.0%
*   Cequence Energy, Ltd.                            42,205      4,089       0.0%
    Cervus Equipment Corp.                            3,004     35,277       0.0%
    CES Energy Solutions Corp.                       25,217    135,849       0.0%
*   CGI Group, Inc. Class A                          27,460  1,459,099       0.1%
    Chesswood Group, Ltd.                             4,300     42,930       0.0%
*   China Gold International Resources Corp., Ltd.  125,324    194,286       0.0%
    CI Financial Corp.                               30,766    683,954       0.0%
    Cineplex, Inc.                                   19,723    596,536       0.0%
    Clearwater Seafoods, Inc.                         5,700     39,455       0.0%
    Cogeco Communications, Inc.                       9,623    691,833       0.0%
    Cogeco, Inc.                                     19,726  1,344,628       0.1%
*   Colabor Group, Inc.                              13,000      7,759       0.0%
    Colliers International Group, Inc.(194693107)     6,540    383,244       0.0%
    Colliers International Group, Inc.(BYL7SB4)       2,800    164,102       0.0%
    Computer Modelling Group, Ltd.                   21,224    168,298       0.0%
    Cona Resources, Ltd.                             11,822     19,610       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
 CANADA -- (Continued)
     Constellation Software, Inc.              2,091 $1,189,638       0.1%
 *   Copper Mountain Mining Corp.             81,321     98,334       0.0%
     Corby Spirit and Wine, Ltd.               1,600     27,161       0.0%
     Corus Entertainment, Inc. Class B        48,825    453,015       0.0%
     Cott Corp.(22163N106)                    30,576    458,640       0.0%
     Cott Corp.(2228952)                      44,999    674,584       0.0%
     Crescent Point Energy Corp.(22576C101)   46,828    385,394       0.0%
     Crescent Point Energy Corp.(B67C8W8)     21,400    175,997       0.0%
 *   Crew Energy, Inc.                        65,575    222,124       0.0%
 *   CRH Medical Corp.                        16,065     37,731       0.0%
 *   Delphi Energy Corp.                     112,471    104,616       0.0%
 #*  Denison Mines Corp.                     145,885     59,933       0.0%
 *   Descartes Systems Group, Inc. (The)       9,700    281,203       0.0%
 *   Detour Gold Corp.                        69,263    738,211       0.0%
     DHX Media, Ltd.(BRF12N3)                 23,751     78,980       0.0%
     DHX Media, Ltd.(BRF12P5)                 19,772     65,135       0.0%
 *   DIRTT Environmental Solutions            10,600     52,339       0.0%
     Dollarama, Inc.                          13,114  1,459,811       0.1%
     Dominion Diamond Corp.(B95LX89)          20,000    284,629       0.0%
     Dominion Diamond Corp.(257287102)        16,248    231,534       0.0%
     Dorel Industries, Inc. Class B           13,250    345,500       0.0%
 *   Dundee Precious Metals, Inc.             63,220    126,430       0.0%
     E-L Financial Corp., Ltd.                   184    117,952       0.0%
     ECN Capital Corp.                        39,200    128,530       0.0%
 #   Eldorado Gold Corp.(284902103)           22,591     28,239       0.0%
     Eldorado Gold Corp.(2307873)            278,188    349,325       0.0%
     Element Fleet Management Corp.          160,123  1,233,720       0.1%
     Emera, Inc.                               5,459    205,649       0.0%
     Empire Co., Ltd. Class A                 74,904  1,296,494       0.1%
     Enbridge Income Fund Holdings, Inc.      26,103    608,416       0.0%
     Enbridge, Inc.(2466149)                  17,574    675,389       0.0%
     Enbridge, Inc.(29250N105)                16,867    648,705       0.0%
     Encana Corp.(2793193)                    14,551    170,200       0.0%
     Encana Corp.(292505104)                  77,786    910,096       0.0%
 *   Endeavour Mining Corp.                   21,819    387,814       0.0%
 *   Endeavour Silver Corp.                    4,372      9,048       0.0%
     Enercare, Inc.                           36,044    561,852       0.0%
     Enerflex, Ltd.                           36,495    496,463       0.0%
 *   Energy Fuels, Inc.                       20,600     28,423       0.0%
     Enerplus Corp.(292766102)                42,278    387,689       0.0%
     Enerplus Corp.(B584T89)                  82,000    751,926       0.0%
     Enghouse Systems, Ltd.                    4,922    208,005       0.0%
     Ensign Energy Services, Inc.             63,220    325,386       0.0%
 *   Epsilon Energy, Ltd.                     17,760     44,052       0.0%
     Equitable Group, Inc.                     7,300    339,509       0.0%
 *   Essential Energy Services Trust          38,149     17,447       0.0%
     Evertz Technologies, Ltd.                 8,165    119,364       0.0%
     Exchange Income Corp.                     8,657    232,849       0.0%
     Exco Technologies, Ltd.                  25,540    207,274       0.0%
 *   EXFO, Inc.                                   33        127       0.0%
     Extendicare, Inc.                        22,835    165,851       0.0%
     Fairfax Financial Holdings, Ltd.          3,277  1,725,778       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                              SHARES   VALUE++   OF NET ASSETS**
                                                              ------- ---------- ---------------
CANADA -- (Continued)
    Fiera Capital Corp.                                        10,800 $  117,703       0.0%
    Finning International, Inc.                                55,369  1,350,212       0.1%
    First Capital Realty, Inc.                                 22,500    356,833       0.0%
*   First Majestic Silver Corp.                                40,384    272,023       0.0%
    First National Financial Corp.                              3,400     75,638       0.0%
    First Quantum Minerals, Ltd.                              155,578  1,740,164       0.1%
    FirstService Corp.(33767E103)                               6,470    450,700       0.0%
    FirstService Corp.(BYL7ZF7)                                 2,400    167,075       0.0%
    Fortis, Inc.                                               14,961    550,963       0.0%
*   Fortress Paper, Ltd. Class A                                1,649      5,343       0.0%
*   Fortuna Silver Mines, Inc.                                 54,140    227,874       0.0%
    Franco-Nevada Corp.                                         3,505    278,437       0.0%
    Gamehost, Inc.                                              6,298     53,212       0.0%
*   Gear Energy, Ltd.                                          15,499      9,611       0.0%
    Genesis Land Development Corp.                             12,700     37,408       0.0%
    Genworth MI Canada, Inc.                                   25,974    807,145       0.0%
    George Weston, Ltd.                                        11,061    928,709       0.1%
    Gibson Energy, Inc.                                        28,672    389,820       0.0%
    Gildan Activewear, Inc.                                    21,696    663,947       0.0%
*   Glacier Media, Inc.                                         1,400        619       0.0%
    Gluskin Sheff + Associates, Inc.                            8,975    112,283       0.0%
*   GMP Capital, Inc.                                           9,669     19,711       0.0%
    goeasy, Ltd.                                                5,367    130,004       0.0%
    Goldcorp, Inc.(380956409)                                 101,936  1,331,284       0.1%
    Goldcorp, Inc.(2676302)                                    17,818    232,721       0.0%
*   Golden Star Resources, Ltd.                                95,063     74,423       0.0%
*   Gran Tierra Energy, Inc.(38500T101)                           444        963       0.0%
*   Gran Tierra Energy, Inc.(B2PPCS5)                         167,248    364,287       0.0%
    Granite Oil Corp.                                          19,930     53,142       0.0%
*   Great Canadian Gaming Corp.                                16,200    385,003       0.0%
*   Great Panther Silver, Ltd.                                 18,200     22,290       0.0%
    Great-West Lifeco, Inc.                                    15,500    431,323       0.0%
*   Heroux-Devtek, Inc.                                         8,391     95,741       0.0%
    High Liner Foods, Inc.                                     12,787    140,844       0.0%
*   HNZ Group, Inc.                                               700     10,065       0.0%
    Home Capital Group, Inc.                                   30,339    328,294       0.0%
    Horizon North Logistics, Inc.                              56,814     77,067       0.0%
    HudBay Minerals, Inc.(B05BQ98)                             40,099    298,738       0.0%
    HudBay Minerals, Inc.(B05BDX1)                             77,032    572,620       0.0%
    Hudson's Bay Co.                                           33,828    295,513       0.0%
*   Husky Energy, Inc.                                         58,320    755,844       0.0%
    Hydro One, Ltd.                                             4,500     79,564       0.0%
*   IAMGOLD Corp.(450913108)                                   35,221    193,363       0.0%
*   IAMGOLD Corp.(2446646)                                    253,831  1,393,011       0.1%
    IGM Financial, Inc.                                         8,283    291,937       0.0%
*   Imperial Metals Corp.                                       9,500     21,870       0.0%
    Imperial Oil, Ltd.                                         19,697    637,789       0.0%
    Imvescor Restaurant Group, Inc.                             3,900     11,941       0.0%
*   Indigo Books & Music, Inc.                                  1,800     25,812       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.   33,201  1,504,481       0.1%
    Information Services Corp.                                  2,900     39,675       0.0%
    Innergex Renewable Energy, Inc.                            26,912    293,923       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
CANADA -- (Continued)
    Intact Financial Corp.                      7,700 $  629,381       0.0%
    Inter Pipeline, Ltd.                       22,609    459,856       0.0%
*   Interfor Corp.                             33,168    539,902       0.0%
    Intertape Polymer Group, Inc.              19,270    284,397       0.0%
    Jean Coutu Group PJC, Inc. (The) Class A   19,200    364,325       0.0%
    Just Energy Group, Inc.                    28,226    157,091       0.0%
    K-Bro Linen, Inc.                           1,229     37,210       0.0%
*   Kelt Exploration, Ltd.                     64,047    350,992       0.0%
    Keyera Corp.                               22,144    651,910       0.0%
*   Kinaxis, Inc.                               3,025    150,840       0.0%
*   Kinross Gold Corp.(496902404)               7,412     29,277       0.0%
*   Kinross Gold Corp.(B03Z841)               645,900  2,553,360       0.1%
    Kirkland Lake Gold, Ltd.                   40,234    471,855       0.0%
*   Klondex Mines, Ltd.                        57,163    165,272       0.0%
    Lassonde Industries, Inc. Class A             500     94,954       0.0%
    Laurentian Bank of Canada                  16,761    779,521       0.0%
    Leon's Furniture, Ltd.                      6,144     93,201       0.0%
    Linamar Corp.                              23,863  1,447,946       0.1%
    Liquor Stores N.A., Ltd.                   15,791    120,076       0.0%
    Loblaw Cos., Ltd.                          15,350    792,168       0.0%
    Lucara Diamond Corp.                      108,914    189,952       0.0%
    Lundin Mining Corp.                       338,594  2,582,563       0.1%
    Magellan Aerospace Corp.                    9,800    146,761       0.0%
    Magna International, Inc.(2554475)         57,234  3,122,339       0.1%
    Magna International, Inc.(559222401)        1,515     82,643       0.0%
*   Mainstreet Equity Corp.                     3,543    103,700       0.0%
*   Major Drilling Group International, Inc.   38,697    207,268       0.0%
    Mandalay Resources Corp.                  185,085     42,322       0.0%
    Manulife Financial Corp.(2492519)          70,641  1,420,376       0.1%
    Manulife Financial Corp.(56501R106)        85,648  1,721,525       0.1%
    Maple Leaf Foods, Inc.                     28,187    731,057       0.0%
    Martinrea International, Inc.              48,141    472,044       0.0%
    Maxar Technologies, Ltd.                   20,545  1,299,649       0.1%
    Medical Facilities Corp.                   13,342    145,510       0.0%
*   MEG Energy Corp.                           92,277    409,850       0.0%
    Methanex Corp.(2654416)                    18,500    901,554       0.0%
#   Methanex Corp.(59151K108)                   5,399    263,201       0.0%
    Metro, Inc.                                59,384  1,869,300       0.1%
*   Mitel Networks Corp.                       52,650    452,592       0.0%
    Morguard Corp.                                400     59,530       0.0%
    Morneau Shepell, Inc.                      21,396    356,407       0.0%
    MTY Food Group, Inc.                        4,300    169,754       0.0%
    Mullen Group, Ltd.                         36,338    476,864       0.0%
    National Bank of Canada                    63,491  3,081,289       0.1%
    New Flyer Industries, Inc.                 11,365    482,226       0.0%
*   New Gold, Inc.                            206,119    682,217       0.0%
*   Newalta Corp.                              38,960     26,273       0.0%
    Norbord, Inc.(2641441)                      8,762    315,829       0.0%
    Norbord, Inc.(65548P403)                      457     16,475       0.0%
    North American Energy Partners, Inc.        8,600     34,664       0.0%
    North West Co., Inc. (The)                 10,630    259,385       0.0%
    Northland Power, Inc.                      25,075    479,498       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                    SHARES   VALUE++   OF NET ASSETS**
                                                    ------- ---------- ---------------
CANADA -- (Continued)
*   NuVista Energy, Ltd.                             69,369 $  431,237       0.0%
*   Obsidian Energy, Ltd.(674482104)                 26,052     27,876       0.0%
*   Obsidian Energy, Ltd.(BDHLTZ4)                  201,044    213,495       0.0%
    OceanaGold Corp.                                304,424    816,454       0.0%
    Onex Corp.                                        9,400    714,417       0.0%
    Open Text Corp.                                  18,400    643,380       0.0%
    Osisko Gold Royalties, Ltd.                      45,003    566,503       0.0%
*   Painted Pony Energy, Ltd.                        41,052     86,234       0.0%
    Pan American Silver Corp.(697900108)             60,321    985,042       0.1%
    Pan American Silver Corp.(2669272)               10,200    166,666       0.0%
*   Paramount Resources, Ltd. Class A                31,088    532,065       0.0%
*   Parex Resources, Inc.                            31,286    416,144       0.0%
    Parkland Fuel Corp.                              18,622    378,185       0.0%
    Pason Systems, Inc.                              10,130    147,070       0.0%
    Pembina Pipeline Corp.(B4PT2P8)                  32,981  1,090,325       0.1%
    Pembina Pipeline Corp.(B4PPQG5)                   7,992    264,295       0.0%
*   Pengrowth Energy Corp.                          216,240    243,042       0.0%
    Peyto Exploration & Development Corp.            36,231    494,276       0.0%
*   PHX Energy Services Corp.                         8,919     15,555       0.0%
    Pizza Pizza Royalty Corp.                        10,074    133,997       0.0%
    Potash Corp. of Saskatchewan, Inc.(2696980)      10,800    210,207       0.0%
    Potash Corp. of Saskatchewan, Inc.(73755L107)    53,695  1,045,442       0.1%
*   Precision Drilling Corp.(74022D308)              24,082     72,005       0.0%
*   Precision Drilling Corp.(B5YPLH9)               100,961    302,860       0.0%
*   Premier Gold Mines, Ltd.                         24,400     64,872       0.0%
    Premium Brands Holdings Corp.                     7,600    615,022       0.0%
#*  Pulse Seismic, Inc.                              22,820     59,080       0.0%
    Pure Technologies, Ltd.                           5,300     21,979       0.0%
    Quarterhill, Inc.                                57,968    109,636       0.0%
    Quebecor, Inc. Class B                           19,400    732,030       0.0%
*   Questerre Energy Corp. Class A                   32,700     18,757       0.0%
*   Raging River Exploration, Inc.                   93,566    551,922       0.0%
    Reitmans Canada, Ltd. Class A                    19,404     69,789       0.0%
    Restaurant Brands International, Inc.             6,600    426,409       0.0%
    Richelieu Hardware, Ltd.                         12,004    314,406       0.0%
*   Richmont Mines, Inc.(2752826)                     8,700     75,731       0.0%
#*  Richmont Mines, Inc.(76547T106)                   1,600     14,000       0.0%
    Ritchie Bros Auctioneers, Inc.(2345390)           7,600    213,137       0.0%
    Ritchie Bros Auctioneers, Inc.(767744105)         4,495    125,995       0.0%
*   RMP Energy, Inc.                                 82,801     48,136       0.0%
    Rocky Mountain Dealerships, Inc.                  6,591     60,081       0.0%
    Rogers Communications, Inc. Class B(2169051)      4,600    238,682       0.0%
    Rogers Communications, Inc. Class B(775109200)    5,774    299,671       0.0%
    Rogers Sugar, Inc.                               49,881    245,519       0.0%
    Royal Bank of Canada(2754383)                    55,774  4,360,843       0.2%
    Royal Bank of Canada(780087102)                  69,446  5,427,205       0.2%
    Russel Metals, Inc.                              20,051    448,237       0.0%
*   Sandstorm Gold, Ltd.                             59,244    255,326       0.0%
    Saputo, Inc.                                     15,040    543,030       0.0%
    Secure Energy Services, Inc.                     64,000    417,208       0.0%
*   SEMAFO, Inc.                                    114,114    286,590       0.0%
*   Seven Generations Energy, Ltd. Class A           23,555    355,671       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                  SHARES   VALUE++   OF NET ASSETS**
                                                  ------- ---------- ---------------
CANADA -- (Continued)
    Shaw Communications, Inc. Class B(2801836)     10,510 $  240,000       0.0%
    Shaw Communications, Inc. Class B(82028K200)   26,776    611,564       0.0%
    ShawCor, Ltd.                                  14,898    322,880       0.0%
*   Sherritt International Corp.                  155,603    159,209       0.0%
*   Shopify, Inc. Class A                             699     69,544       0.0%
    Sienna Senior Living, Inc.                      9,509    130,978       0.0%
*   Sierra Wireless, Inc.(2418968)                  7,200    161,067       0.0%
#*  Sierra Wireless, Inc.(826516106)                6,567    147,429       0.0%
    Sleep Country Canada Holdings, Inc.             7,300    216,550       0.0%
    SNC-Lavalin Group, Inc.                         8,274    372,750       0.0%
*   Solium Capital, Inc.                            6,223     51,999       0.0%
*   Spartan Energy Corp.                           24,971    132,201       0.0%
    Sprott, Inc.                                   93,500    154,372       0.0%
*   SSR Mining, Inc.(784730103)                     8,887     85,315       0.0%
*   SSR Mining, Inc.(BF7MPL9)                      49,463    475,033       0.0%
    Stantec, Inc.(2854238)                         16,542    472,629       0.0%
    Stantec, Inc.(85472N109)                        2,216     63,378       0.0%
#*  Stars Group, Inc. (The)(85570W100)             18,715    377,107       0.0%
*   Stars Group, Inc. (The)(BDG1MJ0)               17,397    350,205       0.0%
    Stella-Jones, Inc.                             10,388    405,825       0.0%
*   Strad Energy Services, Ltd.                       100        130       0.0%
    Stuart Olson, Inc.                              1,740      7,189       0.0%
    Student Transportation, Inc.                   38,096    222,948       0.0%
    Sun Life Financial, Inc.(2566124)              15,000    584,257       0.0%
    Sun Life Financial, Inc.(866796105)            34,610  1,347,367       0.1%
    Suncor Energy, Inc.(B3NB1P2)                  111,613  3,789,356       0.1%
    Suncor Energy, Inc.(867224107)                 80,311  2,727,362       0.1%
*   SunOpta, Inc.(8676EP108)                       22,701    212,254       0.0%
*   SunOpta, Inc.(2817510)                          4,800     44,648       0.0%
    Superior Plus Corp.                            64,105    645,472       0.0%
#   Supremex, Inc.                                  2,929      9,036       0.0%
    Surge Energy, Inc.                            124,742    208,854       0.0%
    Tahoe Resources, Inc.(873868103)               80,828    387,976       0.0%
    Tahoe Resources, Inc.(B5B9KV1)                 25,669    123,162       0.0%
*   Taseko Mines, Ltd.                             71,713    157,312       0.0%
    Teck Resources, Ltd. Class A                      600     12,357       0.0%
    Teck Resources, Ltd. Class B(2879327)          78,125  1,596,291       0.1%
    Teck Resources, Ltd. Class B(878742204)        98,899  2,021,496       0.1%
    TELUS Corp.                                    24,664    893,188       0.0%
*   Tembec, Inc.                                   44,264    160,916       0.0%
*   Teranga Gold Corp.                             31,635     64,245       0.0%
    TFI International, Inc.                        44,463  1,073,233       0.1%
*   Theratechnologies, Inc.                        16,597     98,416       0.0%
    Thomson Reuters Corp.                          24,281  1,135,284       0.1%
    TMX Group, Ltd.                                14,192    775,439       0.0%
    TORC Oil & Gas, Ltd.                           70,208    369,515       0.0%
*   Torex Gold Resources, Inc.                      8,500    117,212       0.0%
    Toromont Industries, Ltd.                      15,859    699,094       0.0%
    Toronto-Dominion Bank (The)(2897222)           92,478  5,257,218       0.2%
    Toronto-Dominion Bank (The)(891160509)            934     53,098       0.0%
    Torstar Corp. Class B                          16,400     17,161       0.0%
    Total Energy Services, Inc.                    15,999    188,382       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                             SHARES     VALUE++    OF NET ASSETS**
                                                            --------- ------------ ---------------
CANADA -- (Continued)
*   Tourmaline Oil Corp.                                       47,450 $    868,387       0.0%
    TransAlta Corp.(89346D107)                                 33,238      197,766       0.0%
    TransAlta Corp.(2901628)                                   91,951      543,823       0.0%
    TransAlta Renewables, Inc.                                 24,315      262,167       0.0%
    TransCanada Corp.                                          35,884    1,703,663       0.1%
    Transcontinental, Inc. Class A                             36,087      801,125       0.0%
*   TransGlobe Energy Corp.(893662106)                          1,119        1,886       0.0%
*   TransGlobe Energy Corp.(2470548)                           21,290       35,976       0.0%
*   Trican Well Service, Ltd.                                 148,510      558,308       0.0%
*   Trinidad Drilling, Ltd.                                   127,520      168,036       0.0%
*   Trisura Group, Ltd.                                           121        2,703       0.0%
*   Turquoise Hill Resources, Ltd.                            217,037      662,837       0.0%
    Uni-Select, Inc.                                           22,152      478,721       0.0%
*   UrtheCast Corp.                                            11,500        9,583       0.0%
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)      124,223    1,451,082       0.1%
*   Valeant Pharmaceuticals International, Inc.(91911K102)     83,065      971,030       0.1%
    Valener, Inc.                                              10,434      179,144       0.0%
    Vermilion Energy, Inc.(B607XS1)                             3,800      129,691       0.0%
    Vermilion Energy, Inc.(923725105)                           9,898      337,819       0.0%
    Wajax Corp.                                                10,229      186,011       0.0%
    Waste Connections, Inc.                                    11,349      801,860       0.0%
*   Wesdome Gold Mines, Ltd.                                   63,960       88,744       0.0%
    West Fraser Timber Co., Ltd.                               27,036    1,644,458       0.1%
*   Western Energy Services Corp.                              27,766       26,473       0.0%
    Western Forest Products, Inc.                             206,594      419,561       0.0%
    Westshore Terminals Investment Corp.                       12,037      229,618       0.0%
    Wheaton Precious Metals Corp.(962879102)                   28,352      588,020       0.0%
    Wheaton Precious Metals Corp.(BF13KN5)                      3,698       76,735       0.0%
    Whitecap Resources, Inc.                                  194,108    1,393,253       0.1%
    Winpak, Ltd.                                                8,500      328,114       0.0%
    WSP Global, Inc.                                           20,978      940,197       0.1%
    Yamana Gold, Inc.(2219279)                                293,194      761,336       0.0%
#   Yamana Gold, Inc.(98462Y100)                                8,700       22,707       0.0%
*   Yangarra Resources, Ltd.                                   21,609       66,162       0.0%
*   Yellow Pages, Ltd.                                          9,936       63,770       0.0%
    ZCL Composites, Inc.                                        5,000       52,709       0.0%
                                                                      ------------       ---
TOTAL CANADA                                                           205,564,182       6.1%
                                                                      ------------       ---
CHILE -- (0.3%)
    AES Gener SA                                              423,830      146,513       0.0%
    Aguas Andinas SA Class A                                  422,238      275,322       0.0%
    Banco de Chile ADR                                          1,582      145,734       0.0%
    Banco de Credito e Inversiones                              7,432      499,713       0.0%
    Banco Santander Chile                                   1,227,899       96,435       0.0%
    Banco Santander Chile ADR                                   8,227      257,328       0.0%
    Banmedica SA                                               41,516      134,988       0.0%
    Besalco SA                                                162,351      189,982       0.0%
    CAP SA                                                     44,356      481,020       0.0%
    Cencosud SA                                               104,576      312,026       0.0%
    Cia Cervecerias Unidas SA Sponsored ADR                    11,298      321,767       0.0%
*   Cia Sud Americana de Vapores SA                         6,048,410      344,353       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                           SHARES     VALUE++   OF NET ASSETS**
                                                         ---------- ----------- ---------------
CHILE -- (Continued)
    Colbun SA                                               610,314 $   142,851       0.0%
    Cristalerias de Chile SA                                  2,000      21,504       0.0%
    Embotelladora Andina SA Class B ADR                       4,903     149,836       0.0%
    Empresa Nacional de Telecomunicaciones SA                55,106     637,309       0.1%
*   Empresas AquaChile SA                                    28,692      14,338       0.0%
    Empresas CMPC SA                                        252,408     808,388       0.1%
    Empresas COPEC SA                                        21,433     330,087       0.0%
    Empresas Hites SA                                        30,027      33,029       0.0%
*   Empresas La Polar SA                                    453,184      52,565       0.0%
    Enel Americas SA                                        368,503      79,020       0.0%
    Enel Americas SA ADR                                     59,761     633,467       0.0%
    Enel Chile SA(BYMLZD6)                                  368,503      42,972       0.0%
    Enel Chile SA(29278D105)                                 47,492     279,728       0.0%
    Enel Generacion Chile SA                                 65,387      57,322       0.0%
    Enel Generacion Chile SA ADR                              7,303     189,148       0.0%
    Engie Energia Chile SA                                   99,395     210,717       0.0%
    Forus SA                                                 17,454      75,954       0.0%
    Grupo Security SA                                       167,663      76,130       0.0%
    Inversiones Aguas Metropolitanas SA                     225,716     403,812       0.0%
    Inversiones La Construccion SA                            9,888     168,532       0.0%
    Itau CorpBanca(45033E105)                                 9,675     133,321       0.0%
    Itau CorpBanca(BYT25P4)                              16,198,544     152,420       0.0%
    Latam Airlines Group SA                                  17,661     243,865       0.0%
    Latam Airlines Group SA Sponsored ADR                    71,815     975,248       0.1%
*   Masisa SA                                               787,592      59,773       0.0%
    Molibdenos y Metales SA                                   1,797      21,473       0.0%
    Multiexport Foods SA                                    155,624      54,499       0.0%
    Parque Arauco SA                                        120,227     347,422       0.0%
    PAZ Corp. SA                                             30,769      53,173       0.0%
    Ripley Corp. SA                                         240,127     252,760       0.0%
    SACI Falabella                                           18,297     175,370       0.0%
    Salfacorp SA                                            151,840     261,201       0.0%
    Sigdo Koppers SA                                         78,916     152,542       0.0%
    Sociedad Matriz SAAM SA                                 345,944      35,333       0.0%
    Sociedad Quimica y Minera de Chile SA Sponsored ADR       5,679     339,263       0.0%
    Socovesa SA                                             110,770      69,941       0.0%
    Sonda SA                                                110,638     215,542       0.0%
    Vina Concha y Toro SA                                   119,248     210,378       0.0%
    Vina Concha y Toro SA Sponsored ADR                         800      27,800       0.0%
                                                                    -----------       ---
TOTAL CHILE                                                          11,393,214       0.3%
                                                                    -----------       ---
CHINA -- (7.1%)
*   21Vianet Group, Inc. ADR                                 29,993     225,247       0.0%
*   3SBio, Inc.                                              90,000     161,197       0.0%
#*  500.com, Ltd. Class A ADR                                 7,244      68,166       0.0%
*   51job, Inc. ADR                                           1,915     118,539       0.0%
*   58.com, Inc. ADR                                         13,236     889,062       0.0%
    AAC Technologies Holdings, Inc.                          93,500   1,714,520       0.1%
    Agile Group Holdings, Ltd.                              918,749   1,340,415       0.1%
    Agricultural Bank of China, Ltd. Class H              2,792,000   1,315,012       0.1%
    Air China, Ltd. Class H                                 428,000     408,099       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                    PERCENTAGE
                                                                              SHARES    VALUE++   OF NET ASSETS**
                                                                             --------- ---------- ---------------
CHINA -- (Continued)
*   Alibaba Group Holding, Ltd. Sponsored ADR                                   18,326 $3,388,294       0.1%
#*  Alibaba Pictures Group, Ltd.                                             2,180,000    355,085       0.0%
#*  Aluminum Corp. of China, Ltd. ADR                                            4,650     92,628       0.0%
#*  Aluminum Corp. of China, Ltd. Class H                                      768,000    616,852       0.0%
    AMVIG Holdings, Ltd.                                                       130,000     36,824       0.0%
    Angang Steel Co., Ltd. Class H                                             416,000    364,674       0.0%
    Anhui Conch Cement Co., Ltd. Class H                                       269,500  1,154,455       0.1%
    Anhui Expressway Co., Ltd. Class H                                         110,000     88,289       0.0%
    Anta Sports Products, Ltd.                                                 200,000    894,573       0.0%
*   Anton Oilfield Services Group                                              744,000     88,855       0.0%
*   Anxin-China Holdings, Ltd.                                                 816,000      7,552       0.0%
    Asia Cement China Holdings Corp.                                           143,500     50,045       0.0%
    Ausnutria Dairy Corp., Ltd.                                                148,000     95,203       0.0%
*   AVIC International Holding HK, Ltd.                                        776,000     52,788       0.0%
    AVIC International Holdings, Ltd. Class H                                  172,000    160,548       0.0%
    AviChina Industry & Technology Co., Ltd. Class H                           963,000    559,336       0.0%
#   BAIC Motor Corp., Ltd. Class H                                             704,000    825,192       0.0%
*   Baidu, Inc. Sponsored ADR                                                    3,334    813,296       0.0%
    Bank of China, Ltd. Class H                                              6,209,800  3,103,427       0.1%
    Bank of Chongqing Co., Ltd. Class H                                        176,500    143,218       0.0%
    Bank of Communications Co., Ltd. Class H                                   715,695    540,302       0.0%
*   Baoye Group Co., Ltd. Class H                                               87,040     61,102       0.0%
    BBMG Corp. Class H                                                         606,000    302,419       0.0%
    Beijing Capital International Airport Co., Ltd. Class H                    522,000    857,188       0.0%
    Beijing Capital Land, Ltd. Class H                                         534,000    287,752       0.0%
    Beijing Enterprises Holdings, Ltd.                                         148,500    882,871       0.0%
#*  Beijing Enterprises Medical & Health Group, Ltd.                           792,000     42,140       0.0%
    Beijing Enterprises Water Group, Ltd.                                      999,000    839,486       0.0%
    Beijing Jingneng Clean Energy Co., Ltd. Class H                            350,000     97,859       0.0%
#   Beijing North Star Co., Ltd. Class H                                       358,000    133,222       0.0%
#*  Beijing Properties Holdings, Ltd.                                          616,000     26,873       0.0%
    Beijing Urban Construction Design & Development Group Co., Ltd. Class H     64,000     37,010       0.0%
#   BEP International Holdings, Ltd.                                         2,730,000     63,827       0.0%
    Best Pacific International Holdings, Ltd.                                  186,000    107,768       0.0%
*   Besunyen Holdings Co., Ltd.                                                170,000     12,435       0.0%
#*  Bitauto Holdings, Ltd. ADR                                                  13,092    591,366       0.0%
#*  Boer Power Holdings, Ltd.                                                  117,000     30,159       0.0%
    Brilliance China Automotive Holdings, Ltd.                                 374,000    947,764       0.1%
    Byd Co., Ltd. Class H                                                      142,000  1,241,610       0.1%
    BYD Electronic International Co., Ltd.                                     361,500    980,267       0.1%
*   C C Land Holdings, Ltd.                                                    852,824    188,119       0.0%
#*  C.banner International Holdings, Ltd.                                      126,000     43,461       0.0%
    Cabbeen Fashion, Ltd.                                                       85,000     23,207       0.0%
    Canvest Environmental Protection Group Co., Ltd.                           170,000     94,811       0.0%
*   Capital Environment Holdings, Ltd.                                       1,060,000     49,668       0.0%
#*  CAR, Inc.                                                                  325,000    289,571       0.0%
    Carrianna Group Holdings Co., Ltd.                                          26,000      3,067       0.0%
*   Central China Real Estate, Ltd.                                            296,696    142,216       0.0%
    Central China Securities Co., Ltd. Class H                                 239,000    110,081       0.0%
*   Century Sunshine Group Holdings, Ltd.                                    1,055,000     33,560       0.0%
#*  CGN Meiya Power Holdings Co., Ltd.                                         672,000    100,862       0.0%
    CGN Power Co., Ltd. Class H                                              1,075,000    315,801       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                        SHARES     VALUE++   OF NET ASSETS**
                                                                      ---------- ----------- ---------------
CHINA -- (Continued)
    Changshouhua Food Co., Ltd.                                           87,000 $    42,737       0.0%
#   Chaowei Power Holdings, Ltd.                                         321,000     181,175       0.0%
*   Cheetah Mobile, Inc. ADR                                               4,738      42,737       0.0%
*   Chigo Holding, Ltd.                                                1,272,000      23,322       0.0%
    China Aerospace International Holdings, Ltd.                         848,000     106,585       0.0%
    China Agri-Industries Holdings, Ltd.                               1,073,700     524,740       0.0%
#   China All Access Holdings, Ltd.                                      160,000      46,983       0.0%
*   China Animal Healthcare, Ltd.                                         47,000       5,874       0.0%
#   China Animation Characters Co., Ltd.                                 230,000      88,429       0.0%
    China Aoyuan Property Group, Ltd.                                    621,000     376,470       0.0%
    China BlueChemical, Ltd. Class H                                     812,000     242,712       0.0%
    China CITIC Bank Corp., Ltd. Class H                                 826,000     532,230       0.0%
#   China Coal Energy Co., Ltd. Class H                                  743,000     340,297       0.0%
    China Communications Construction Co., Ltd. Class H                  770,000     935,239       0.0%
    China Communications Services Corp., Ltd. Class H                    852,000     517,062       0.0%
    China Conch Venture Holdings, Ltd.                                   143,500     292,585       0.0%
    China Construction Bank Corp. Class H                             12,259,200  10,956,231       0.3%
    China Datang Corp. Renewable Power Co., Ltd. Class H                 559,000      73,807       0.0%
*   China Daye Non-Ferrous Metals Mining, Ltd.                         3,026,163      44,353       0.0%
*   China Dynamics Holdings, Ltd.                                      1,050,000      27,482       0.0%
#   China Eastern Airlines Corp., Ltd.                                     2,373      60,464       0.0%
#   China Eastern Airlines Corp., Ltd. Class H                           412,000     209,269       0.0%
#   China Electronics Huada Technology Co., Ltd.                         122,000      21,923       0.0%
#   China Electronics Optics Valley Union Holding Co., Ltd.              452,000      42,948       0.0%
    China Energy Engineering Corp., Ltd. Class H                         250,000      44,259       0.0%
    China Everbright Bank Co., Ltd. Class H                              572,000     270,008       0.0%
    China Everbright International, Ltd.                                 335,000     472,636       0.0%
    China Everbright Water, Ltd.                                         127,600      45,394       0.0%
*   China Evergrande Group                                             2,232,000   8,609,614       0.3%
*   China Fiber Optic Network System Group, Ltd.                         521,599       8,779       0.0%
    China Financial Services Holdings, Ltd.                              354,000      30,837       0.0%
    China Foods, Ltd.                                                    396,000     250,474       0.0%
*   China Fordoo Holdings, Ltd.                                           21,000      15,640       0.0%
    China Galaxy Securities Co., Ltd. Class H                            719,000     627,305       0.0%
    China Gas Holdings, Ltd.                                             388,000   1,179,567       0.1%
*   China Glass Holdings, Ltd.                                           262,000      25,565       0.0%
*   China Grand Pharmaceutical and Healthcare Holdings, Ltd. Class A     172,000      63,282       0.0%
#   China Greenland Broad Greenstate Group Co., Ltd.                     356,000      67,557       0.0%
#   China Hanking Holdings, Ltd.                                         268,000      40,910       0.0%
*   China Harmony New Energy Auto Holding, Ltd.                          326,500     192,913       0.0%
*   China High Precision Automation Group, Ltd.                          127,000       3,724       0.0%
#   China High Speed Transmission Equipment Group Co., Ltd.               80,000      87,202       0.0%
*   China Hongqiao Group, Ltd.                                           529,500     635,869       0.0%
#*  China Huishan Dairy Holdings Co., Ltd.                               682,000         682       0.0%
*   China Huiyuan Juice Group, Ltd.                                      368,500     117,155       0.0%
    China International Capital Corp., Ltd. Class H                       47,200      97,328       0.0%
    China International Marine Containers Group Co., Ltd. Class H        126,800     252,785       0.0%
*   China ITS Holdings Co., Ltd.                                         291,000      19,044       0.0%
#   China Jinmao Holdings Group, Ltd.                                  2,190,000     984,193       0.1%
    China Lesso Group Holdings, Ltd.                                     469,000     313,411       0.0%
    China Life Insurance Co., Ltd. ADR                                    11,032     183,903       0.0%
    China Life Insurance Co., Ltd. Class H                                38,000     125,981       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                               SHARES    VALUE++   OF NET ASSETS**
                                                              --------- ---------- ---------------
CHINA -- (Continued)
    China Lilang, Ltd.                                          208,000 $  161,939       0.0%
    China Longyuan Power Group Corp., Ltd. Class H              413,000    306,277       0.0%
#*  China LotSynergy Holdings, Ltd.                           1,980,000     49,783       0.0%
    China Maple Leaf Educational Systems, Ltd.                  146,000    158,401       0.0%
    China Medical System Holdings, Ltd.                         515,000    952,301       0.1%
    China Mengniu Dairy Co., Ltd.                               322,000    892,327       0.0%
    China Merchants Bank Co., Ltd. Class H                      450,701  1,721,073       0.1%
    China Merchants Securities Co., Ltd. Class H                 13,200     22,007       0.0%
    China Minsheng Banking Corp., Ltd. Class H                  672,600    651,560       0.0%
    China Mobile, Ltd.                                          396,000  3,983,112       0.1%
    China Mobile, Ltd. Sponsored ADR                             73,952  3,730,878       0.1%
    China Molybdenum Co., Ltd. Class H                          300,000    195,277       0.0%
#   China National Building Material Co., Ltd. Class H        1,430,000  1,206,960       0.1%
    China National Materials Co., Ltd. Class H                  644,000    444,533       0.0%
*   China New Town Development Co., Ltd.                      1,093,883     50,527       0.0%
    China NT Pharma Group Co., Ltd.                              62,500     17,544       0.0%
*   China Oceanwide Holdings, Ltd.                              350,000     29,161       0.0%
#   China Oil & Gas Group, Ltd.                               2,404,000    163,394       0.0%
    China Oilfield Services, Ltd. Class H                       426,000    378,173       0.0%
#   China Oriental Group Co., Ltd.                              388,000    253,894       0.0%
    China Overseas Grand Oceans Group, Ltd.                     458,250    268,781       0.0%
    China Overseas Land & Investment, Ltd.                      904,827  2,937,988       0.1%
    China Overseas Property Holdings, Ltd.                      774,275    186,727       0.0%
    China Pacific Insurance Group Co., Ltd. Class H             118,600    585,624       0.0%
    China Petroleum & Chemical Corp. ADR                         12,059    887,988       0.0%
    China Petroleum & Chemical Corp. Class H                  2,987,400  2,193,702       0.1%
    China Pioneer Pharma Holdings, Ltd.                         209,000     66,514       0.0%
    China Power Clean Energy Development Co., Ltd.               96,000     57,506       0.0%
    China Power International Development, Ltd.                 925,000    294,087       0.0%
*   China Properties Group, Ltd.                                173,000     38,807       0.0%
    China Railway Construction Corp., Ltd. Class H              421,000    528,707       0.0%
    China Railway Group, Ltd. Class H                           436,000    350,458       0.0%
    China Railway Signal & Communication Corp., Ltd. Class H    373,000    293,748       0.0%
    China Reinsurance Group Corp. Class H                       582,000    129,183       0.0%
    China Resources Beer Holdings Co., Ltd.                     380,962  1,099,472       0.1%
    China Resources Cement Holdings, Ltd.                       852,610    576,279       0.0%
    China Resources Gas Group, Ltd.                             248,000    908,433       0.0%
    China Resources Land, Ltd.                                  648,444  1,935,273       0.1%
#   China Resources Phoenix Healthcare Holdings Co., Ltd.        85,500    112,297       0.0%
    China Resources Power Holdings Co., Ltd.                    252,678    485,919       0.0%
#*  China Ruifeng Renewable Energy Holdings, Ltd.               300,000     25,777       0.0%
*   China Rundong Auto Group, Ltd.                               62,000     25,438       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                     185,000     79,023       0.0%
    China SCE Property Holdings, Ltd.                           711,600    321,260       0.0%
#*  China Shengmu Organic Milk, Ltd.                            579,000     99,450       0.0%
    China Shenhua Energy Co., Ltd. Class H                      556,116  1,330,378       0.1%
    China Shineway Pharmaceutical Group, Ltd.                    92,000     86,229       0.0%
    China Silver Group, Ltd.                                    284,000     97,595       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.             249,600     89,621       0.0%
    China South City Holdings, Ltd.                           1,466,000    409,807       0.0%
    China Southern Airlines Co., Ltd. Class H                   662,000    489,432       0.0%
    China Southern Airlines Co., Ltd. Sponsored ADR               3,231    119,482       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                --------- ---------- ---------------
CHINA -- (Continued)
    China Starch Holdings, Ltd.                                   580,000 $   22,690       0.0%
    China State Construction International Holdings, Ltd.         861,300  1,210,182       0.1%
    China Sunshine Paper Holdings Co., Ltd.                       106,500     31,955       0.0%
    China Suntien Green Energy Corp., Ltd. Class H                485,000    137,526       0.0%
*   China Taifeng Beddings Holdings, Ltd.                          44,000      1,142       0.0%
    China Taiping Insurance Holdings Co., Ltd.                    422,306  1,392,661       0.1%
    China Telecom Corp., Ltd. ADR                                   3,368    169,646       0.0%
    China Telecom Corp., Ltd. Class H                             254,000    127,381       0.0%
    China Tian Lun Gas Holdings, Ltd.                              58,500     42,229       0.0%
    China Traditional Chinese Medicine Holdings Co., Ltd.         552,000    316,435       0.0%
    China Travel International Investment Hong Kong, Ltd.       1,274,000    472,351       0.0%
*   China Unicom Hong Kong, Ltd.                                1,282,000  1,818,977       0.1%
*   China Unicom Hong Kong, Ltd. ADR                               88,795  1,254,673       0.1%
    China Vanke Co., Ltd. Class H                                 261,700    931,583       0.0%
    China Vast Industrial Urban Development Co., Ltd.              45,000     24,549       0.0%
    China Water Affairs Group, Ltd.                               310,000    225,778       0.0%
*   China Water Industry Group, Ltd.                              200,000     43,323       0.0%
*   China Yurun Food Group, Ltd.                                1,186,000    142,942       0.0%
    China ZhengTong Auto Services Holdings, Ltd.                  492,500    518,543       0.0%
    China Zhongwang Holdings, Ltd.                                759,600    448,091       0.0%
    Chinasoft International, Ltd.                                 420,000    245,118       0.0%
    Chongqing Machinery & Electric Co., Ltd. Class H              499,925     60,883       0.0%
    Chongqing Rural Commercial Bank Co., Ltd. Class H           1,403,000    953,759       0.1%
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd.     49,000      5,024       0.0%
    Chu Kong Shipping Enterprise Group Co., Ltd.                  180,000     45,891       0.0%
    CIFI Holdings Group Co., Ltd.                               1,460,000    813,966       0.0%
*   CIMC Enric Holdings, Ltd.                                     180,000    121,898       0.0%
*   CITIC Dameng Holdings, Ltd.                                   361,000     22,927       0.0%
    CITIC Resources Holdings, Ltd.                              1,250,000    136,339       0.0%
    CITIC Securities Co., Ltd. Class H                            185,500    412,161       0.0%
    CITIC, Ltd.                                                   914,000  1,338,950       0.1%
#   Citychamp Watch & Jewellery Group, Ltd.                       450,000    113,068       0.0%
    Clear Media, Ltd.                                              41,000     46,653       0.0%
    CNOOC, Ltd.                                                   644,000    879,313       0.0%
    CNOOC, Ltd. Sponsored ADR                                      20,875  2,853,612       0.1%
*   Coastal Greenland, Ltd.                                       123,000      4,328       0.0%
#   Cogobuy Group                                                  98,000     58,962       0.0%
#   Colour Life Services Group Co., Ltd.                          161,000     96,199       0.0%
    Comba Telecom Systems Holdings, Ltd.                          607,429    111,340       0.0%
*   Comtec Solar Systems Group, Ltd.                              208,000      9,066       0.0%
    Concord New Energy Group, Ltd.                              2,600,000    126,726       0.0%
    Consun Pharmaceutical Group, Ltd.                             198,000    182,338       0.0%
*   Coolpad Group, Ltd.                                         1,779,600     88,980       0.0%
*   COSCO SHIPPING Development Co., Ltd. Class H                  681,000    152,818       0.0%
    COSCO SHIPPING Energy Transportation Co., Ltd. Class H        509,752    298,609       0.0%
*   COSCO SHIPPING Holdings Co., Ltd. Class H                     452,500    248,329       0.0%
    COSCO SHIPPING Ports, Ltd.                                      5,911      6,850       0.0%
*   Coslight Technology International Group Co., Ltd.             130,000     57,016       0.0%
    Cosmo Lady China Holdings Co., Ltd.                           275,000    110,085       0.0%
    Country Garden Holdings Co., Ltd.                           2,179,786  3,455,416       0.1%
    CP Pokphand Co., Ltd.                                       3,316,000    267,958       0.0%
#   CPMC Holdings, Ltd.                                           173,000    145,051       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                --------- ---------- ---------------
CHINA -- (Continued)
    CRRC Corp., Ltd. Class H                                      247,000 $  243,718       0.0%
    CSPC Pharmaceutical Group, Ltd.                               992,000  1,725,815       0.1%
#   CT Environmental Group, Ltd.                                1,184,000    182,281       0.0%
#*  Ctrip.com International, Ltd. ADR                              11,145    533,734       0.0%
    Da Ming International Holdings, Ltd.                           42,000     16,958       0.0%
*   DaChan Food Asia, Ltd.                                        128,000      9,844       0.0%
    Dah Chong Hong Holdings, Ltd.                                 376,000    176,498       0.0%
    Dali Foods Group Co., Ltd.                                    502,000    388,814       0.0%
    Dalian Port PDA Co., Ltd. Class H                             584,200    101,923       0.0%
*   Daphne International Holdings, Ltd.                           350,000     23,773       0.0%
*   Datang International Power Generation Co., Ltd. Class H       506,000    170,635       0.0%
    Dawnrays Pharmaceutical Holdings, Ltd.                        188,000    111,386       0.0%
*   DBA Telecommunication Asia Holdings, Ltd.                      72,000        605       0.0%
*   Differ Group Holding Co., Ltd.                                342,000     28,507       0.0%
*   Digital China Holdings, Ltd.                                  303,749    183,866       0.0%
*   Dongfang Electric Corp., Ltd. Class H                         147,000    143,449       0.0%
    Dongfeng Motor Group Co., Ltd. Class H                        756,000  1,037,753       0.1%
    Dongjiang Environmental Co., Ltd. Class H                      62,600     96,076       0.0%
    Dongyue Group, Ltd.                                           421,000    306,650       0.0%
#   Dynagreen Environmental Protection Group Co., Ltd. Class H     55,000     33,158       0.0%
#*  Dynasty Fine Wines Group, Ltd.                                114,000      3,945       0.0%
    E-Commodities Holdings, Ltd.                                  828,000     80,723       0.0%
#*  eHi Car Services, Ltd. Sponsored ADR                            2,373     27,218       0.0%
    ENN Energy Holdings, Ltd.                                     101,000    741,169       0.0%
    EVA Precision Industrial Holdings, Ltd.                       396,000     54,968       0.0%
#   Everbright Securities Co., Ltd. Class H                        23,400     32,304       0.0%
    Fantasia Holdings Group Co., Ltd.                             940,500    133,937       0.0%
    Far East Horizon, Ltd.                                        607,000    603,185       0.0%
#   First Tractor Co., Ltd. Class H                               138,000     67,414       0.0%
    Fosun International, Ltd.                                     412,892  1,024,388       0.1%
*   Freetech Road Recycling Technology Holdings, Ltd.              84,000      6,789       0.0%
    Fu Shou Yuan International Group, Ltd.                        391,000    274,865       0.0%
    Fufeng Group, Ltd.                                            664,600    479,033       0.0%
#*  Fuguiniao Co., Ltd. Class H                                    53,000      4,942       0.0%
#   Fullshare Holdings, Ltd.                                      992,500    424,789       0.0%
    Future Land Development Holdings, Ltd.                        752,000    362,018       0.0%
    Fuyao Glass Industry Group Co., Ltd. Class H                   65,200    248,630       0.0%
#*  GCL-Poly Energy Holdings, Ltd.                              6,479,000  1,114,014       0.1%
    Geely Automobile Holdings, Ltd.                             2,045,000  6,341,279       0.2%
    Gemdale Properties & Investment Corp., Ltd.                 1,870,000    191,811       0.0%
#   Genscript Biotech Corp.                                        70,000     85,571       0.0%
    GF Securities Co., Ltd. Class H                                67,000    142,885       0.0%
*   Glorious Property Holdings, Ltd.                            1,360,000    148,197       0.0%
    Golden Eagle Retail Group, Ltd.                               197,000    239,334       0.0%
    Golden Throat Holdings Group Co., Ltd.                         46,000     12,743       0.0%
    Goldlion Holdings, Ltd.                                       162,000     63,559       0.0%
#   GOME Retail Holdings, Ltd.                                  4,609,060    591,063       0.0%
#*  Grand Baoxin Auto Group, Ltd.                                 106,881     57,547       0.0%
    Great Wall Motor Co., Ltd. Class H                            678,500    862,170       0.0%
    Greatview Aseptic Packaging Co., Ltd.                         469,000    293,426       0.0%
    Greenland Hong Kong Holdings, Ltd.                            360,000    172,606       0.0%
    Greentown China Holdings, Ltd.                                325,500    406,590       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                      SHARES    VALUE++   OF NET ASSETS**
                                                                    ---------- ---------- ---------------
CHINA -- (Continued)
    Guangdong Investment, Ltd.                                         346,000 $  501,288       0.0%
    Guangdong Yueyun Transportation Co., Ltd. Class H                   91,000     58,341       0.0%
    Guangshen Railway Co., Ltd. Class H                                 46,000     26,775       0.0%
    Guangshen Railway Co., Ltd. Sponsored ADR                            6,099    176,993       0.0%
    Guangzhou Automobile Group Co., Ltd. Class H                        36,000     89,525       0.0%
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H      28,000     98,357       0.0%
    Guangzhou R&F Properties Co., Ltd. Class H                         556,400  1,186,421       0.1%
*   Guodian Technology & Environment Group Corp., Ltd. Class H         236,000     17,249       0.0%
    Guolian Securities Co., Ltd. Class H                               124,000     60,767       0.0%
#   Guorui Properties, Ltd.                                            142,000     41,903       0.0%
*   Haichang Ocean Park Holdings, Ltd.                                 265,000     63,519       0.0%
    Haier Electronics Group Co., Ltd.                                  191,000    503,623       0.0%
    Haitian International Holdings, Ltd.                               239,000    715,702       0.0%
    Haitong Securities Co., Ltd. Class H                               247,200    391,367       0.0%
*   Hanergy Thin Film Power Group, Ltd.                                710,000      3,616       0.0%
    Harbin Electric Co., Ltd. Class H                                  326,236    153,603       0.0%
#   Harmonicare Medical Holdings, Ltd.                                  74,000     28,381       0.0%
    HC International, Inc.                                              36,500     28,795       0.0%
*   Health and Happiness H&H International Holdings, Ltd.               95,500    499,053       0.0%
    Hengan International Group Co., Ltd.                               171,500  1,691,224       0.1%
    Hengdeli Holdings, Ltd.                                          1,021,400     52,356       0.0%
*   Hengshi Mining Investments, Ltd.                                    59,000     14,220       0.0%
*   Hi Sun Technology China, Ltd.                                      510,000    117,099       0.0%
    Hilong Holding, Ltd.                                               651,000    103,681       0.0%
    Hisense Kelon Electrical Holdings Co., Ltd. Class H                116,000    145,632       0.0%
    HKC Holdings, Ltd.                                                  49,739     40,686       0.0%
    HNA Infrastructure Co., Ltd. Class H                                20,000     21,575       0.0%
*   HongDa Financial Holding, Ltd.                                     600,000     19,248       0.0%
*   Honghua Group, Ltd.                                              1,304,000    127,186       0.0%
    Honworld Group, Ltd.                                                29,500     14,412       0.0%
    Hopewell Highway Infrastructure, Ltd.                              186,475    115,704       0.0%
    Hopson Development Holdings, Ltd.                                  310,000    317,208       0.0%
#   HOSA International, Ltd.                                           102,000     30,088       0.0%
*   Hua Han Health Industry Holdings, Ltd.                           1,573,842    106,921       0.0%
    Huadian Fuxin Energy Corp., Ltd. Class H                           552,000    143,737       0.0%
    Huadian Power International Corp., Ltd. Class H                    274,000    113,832       0.0%
    Huaneng Power International, Inc. Class H                          142,000     94,968       0.0%
#   Huaneng Power International, Inc. Sponsored ADR                      3,000     79,800       0.0%
    Huaneng Renewables Corp., Ltd. Class H                           2,396,000    823,994       0.0%
    Huatai Securities Co., Ltd. Class H                                148,200    320,110       0.0%
#   Huishang Bank Corp., Ltd. Class H                                  266,000    134,645       0.0%
#*  Hydoo International Holding, Ltd.                                  146,000     14,102       0.0%
*   IMAX China Holding, Inc.                                            41,600    128,836       0.0%
    Industrial & Commercial Bank of China, Ltd. Class H             10,068,460  8,011,121       0.3%
    Inner Mongolia Yitai Coal Co., Ltd. Class H                         21,900     25,808       0.0%
*   JD.com, Inc. ADR                                                    15,441    579,346       0.0%
#   Jiangnan Group, Ltd.                                               762,000     63,518       0.0%
    Jiangsu Expressway Co., Ltd. Class H                               158,000    242,242       0.0%
    Jiangxi Copper Co., Ltd. Class H                                   355,000    566,848       0.0%
*   Jiayuan International Group, Ltd.                                   26,000     18,760       0.0%
#*  Jinchuan Group International Resources Co., Ltd.                   341,000     48,649       0.0%
#*  JinkoSolar Holding Co., Ltd. ADR                                    11,280    300,386       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                    SHARES    VALUE++   OF NET ASSETS**
                                                                   --------- ---------- ---------------
CHINA -- (Continued)
    Joy City Property, Ltd.                                          460,000 $   80,275       0.0%
    Ju Teng International Holdings, Ltd.                             460,000    164,015       0.0%
#   K Wah International Holdings, Ltd.                               418,931    240,668       0.0%
*   Kai Yuan Holdings, Ltd.                                        1,980,000     13,689       0.0%
*   Kaisa Group Holdings, Ltd.                                       530,000    338,662       0.0%
    Kangda International Environmental Co., Ltd.                     285,000     72,003       0.0%
*   Kasen International Holdings, Ltd.                               191,000     29,885       0.0%
    Kingboard Chemical Holdings, Ltd.                                361,500  2,145,161       0.1%
    Kingboard Laminates Holdings, Ltd.                               454,000    762,955       0.0%
#*  Kingdee International Software Group Co., Ltd.                   433,600    232,497       0.0%
    Kingsoft Corp., Ltd.                                              85,000    214,849       0.0%
#*  Koradior Holdings, Ltd.                                           76,000     59,453       0.0%
#*  KuangChi Science, Ltd.                                           556,000    211,023       0.0%
    Kunlun Energy Co., Ltd.                                        1,512,000  1,402,203       0.1%
    KWG Property Holding, Ltd.                                       541,400    537,518       0.0%
*   Labixiaoxin Snacks Group, Ltd.                                   200,000     15,388       0.0%
    Lee & Man Chemical Co., Ltd.                                      48,300     26,966       0.0%
    Lee & Man Paper Manufacturing, Ltd.                              656,600    802,146       0.0%
    Lee's Pharmaceutical Holdings, Ltd.                              104,000     93,237       0.0%
    Legend Holdings Corp. Class H                                     63,500    166,967       0.0%
    Lenovo Group, Ltd.                                             3,498,000  2,029,104       0.1%
    Leoch International Technology, Ltd.                             195,000     38,276       0.0%
*   Leyou Technologies Holdings, Ltd.                              1,140,000    293,907       0.0%
*   Li Ning Co., Ltd.                                                149,500    130,616       0.0%
#*  Lianhua Supermarket Holdings Co., Ltd. Class H                   172,400     72,993       0.0%
#*  Lifestyle China Group, Ltd.                                      183,500     61,174       0.0%
*   Lifetech Scientific Corp.                                        572,000    141,542       0.0%
*   Lisi Group Holdings, Ltd.                                        294,000     42,220       0.0%
    Livzon Pharmaceutical Group, Inc. Class H                         21,294    144,498       0.0%
#   Logan Property Holdings Co., Ltd.                                462,000    427,995       0.0%
    Longfor Properties Co., Ltd.                                     575,500  1,344,324       0.1%
    Lonking Holdings, Ltd.                                           936,000    421,154       0.0%
#   Luye Pharma Group, Ltd.                                          287,500    191,629       0.0%
#   LVGEM China Real Estate Investment Co., Ltd.                     280,000     81,906       0.0%
*   Maanshan Iron & Steel Co., Ltd. Class H                          660,000    310,153       0.0%
    Maoye International Holdings, Ltd.                               445,000     51,365       0.0%
    Metallurgical Corp. of China, Ltd. Class H                       235,000     77,787       0.0%
*   MIE Holdings Corp.                                               206,000     17,438       0.0%
*   Mingfa Group International Co., Ltd.                             589,000     16,987       0.0%
    Minmetals Land, Ltd.                                             620,000     91,489       0.0%
    Minth Group, Ltd.                                                244,000  1,318,198       0.1%
*   MMG, Ltd.                                                      1,160,000    525,699       0.0%
    MOBI Development Co., Ltd.                                       124,000     24,371       0.0%
    Mobile Internet China Holding, Ltd.                               55,000     15,863       0.0%
    Modern Land China Co., Ltd.                                      444,400     87,135       0.0%
#*  Munsun Capital Group, Ltd.                                     3,702,000     34,172       0.0%
    Nan Hai Corp., Ltd.                                            5,900,000    178,527       0.0%
#*  National Agricultural Holdings, Ltd.                             248,000     14,188       0.0%
*   Nature Home Holding Co., Ltd.                                     29,000      3,866       0.0%
    NetEase, Inc. ADR                                                  6,808  1,919,311       0.1%
    New China Life Insurance Co., Ltd. Class H                        32,700    204,714       0.0%
    New Oriental Education & Technology Group, Inc. Sponsored ADR      6,728    560,039       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                         SHARES    VALUE++   OF NET ASSETS**
                                                                        --------- ---------- ---------------
CHINA -- (Continued)
*   New World Department Store China, Ltd.                                223,000 $   48,891       0.0%
    Nexteer Automotive Group, Ltd.                                        470,000    920,459       0.0%
    Nine Dragons Paper Holdings, Ltd.                                     694,000  1,275,571       0.1%
#*  Noah Holdings, Ltd. Sponsored ADR                                       8,637    338,743       0.0%
#*  North Mining Shares Co., Ltd.                                       6,050,000    124,080       0.0%
    NVC Lighting Holdings, Ltd.                                           320,000     34,907       0.0%
#*  O-Net Technologies Group, Ltd.                                         52,000     37,671       0.0%
#*  Ourgame International Holdings, Ltd.                                   62,000     17,813       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                             104,000     40,133       0.0%
#*  Ozner Water International Holding, Ltd.                               175,000     55,389       0.0%
    Pacific Online, Ltd.                                                  210,000     39,065       0.0%
    Parkson Retail Group, Ltd.                                            605,000     91,583       0.0%
#   PAX Global Technology, Ltd.                                           417,000    211,026       0.0%
    People's Insurance Co. Group of China, Ltd. (The) Class H           1,181,000    562,105       0.0%
    PetroChina Co., Ltd. ADR                                                9,000    589,500       0.0%
    PetroChina Co., Ltd. Class H                                        2,546,000  1,664,316       0.1%
    Phoenix Satellite Television Holdings, Ltd.                           256,000     37,435       0.0%
    PICC Property & Casualty Co., Ltd. Class H                            980,502  1,945,796       0.1%
    Ping An Insurance Group Co. of China, Ltd. Class H                    722,000  6,344,892       0.2%
    Poly Culture Group Corp., Ltd. Class H                                 17,200     41,175       0.0%
*   Poly Property Group Co., Ltd.                                         958,000    464,319       0.0%
#   Pou Sheng International Holdings, Ltd.                                687,000    125,950       0.0%
    Powerlong Real Estate Holdings, Ltd.                                  697,000    331,521       0.0%
*   Prosperity International Holdings HK, Ltd.                          1,680,000     18,301       0.0%
#*  PW Medtech Group, Ltd.                                                219,000     45,761       0.0%
#   Q Technology Group Co., Ltd.                                          138,000    309,032       0.0%
    Qingdao Port International Co., Ltd. Class H                          183,000    129,370       0.0%
*   Qinhuangdao Port Co., Ltd. Class H                                    206,000     70,299       0.0%
*   Qinqin Foodstuffs Group Cayman Co., Ltd.                                8,400      2,240       0.0%
*   Qunxing Paper Holdings Co., Ltd.                                      147,174      7,131       0.0%
*   Real Gold Mining, Ltd.                                                 19,000        641       0.0%
    Red Star Macalline Group Corp., Ltd. Class H                           62,000     74,166       0.0%
#   Redco Properties Group, Ltd.                                          486,000    241,841       0.0%
*   Renhe Commercial Holdings Co., Ltd.                                 7,156,000    167,955       0.0%
*   REXLot Holdings, Ltd.                                               3,354,266     27,104       0.0%
    Road King Infrastructure, Ltd.                                         96,000    157,834       0.0%
#*  Ronshine China Holdings, Ltd.                                         103,500    116,594       0.0%
*   Sany Heavy Equipment International Holdings Co., Ltd.                 315,000     55,764       0.0%
    Seaspan Corp.                                                          18,858    132,006       0.0%
#*  Semiconductor Manufacturing International Corp.                     1,241,600  1,905,152       0.1%
*   Semiconductor Manufacturing International Corp. ADR                    18,227    138,343       0.0%
#   Shandong Chenming Paper Holdings, Ltd. Class H                        136,500    248,297       0.0%
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H               516,000    370,588       0.0%
*   Shandong Xinhua Pharmaceutical Co., Ltd. Class H                       42,000     50,038       0.0%
#   Shanghai Dasheng Agricultural Finance Technology Co., Ltd. Class H    584,000     48,659       0.0%
*   Shanghai Electric Group Co., Ltd. Class H                             712,000    323,173       0.0%
    Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H                  27,000    134,875       0.0%
*   Shanghai Fudan Microelectronics Group Co., Ltd. Class H                74,000     66,717       0.0%
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. Class H         98,000     53,301       0.0%
    Shanghai Haohai Biological Technology Co., Ltd. Class H                 4,000     19,581       0.0%
    Shanghai Industrial Holdings, Ltd.                                    221,000    678,905       0.0%
#   Shanghai Industrial Urban Development Group, Ltd.                     894,000    192,717       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                      SHARES    VALUE++   OF NET ASSETS**
                                                                     --------- ---------- ---------------
CHINA -- (Continued)
    Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H    714,000 $  257,317       0.0%
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H                 153,200    396,027       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H                         322,000     65,640       0.0%
*   Shanghai Zendai Property, Ltd.                                   1,505,000     22,596       0.0%
    Shengjing Bank Co., Ltd. Class H                                    19,500     15,252       0.0%
*   Shengli Oil & Gas Pipe Holdings, Ltd.                              262,500     13,296       0.0%
    Shenguan Holdings Group, Ltd.                                      446,000     24,306       0.0%
    Shenzhen Expressway Co., Ltd. Class H                              210,000    214,793       0.0%
    Shenzhen International Holdings, Ltd.                              418,288    799,478       0.0%
    Shenzhen Investment, Ltd.                                        1,603,568    715,376       0.0%
    Shenzhou International Group Holdings, Ltd.                        102,000    871,615       0.0%
    Shimao Property Holdings, Ltd.                                     674,500  1,413,870       0.1%
*   Shougang Concord International Enterprises Co., Ltd.             1,446,000     42,478       0.0%
    Shougang Fushan Resources Group, Ltd.                            1,224,000    263,891       0.0%
    Shui On Land, Ltd.                                               1,854,656    459,316       0.0%
#*  Shunfeng International Clean Energy, Ltd.                          532,000     35,487       0.0%
    Sichuan Expressway Co., Ltd. Class H                               204,000     81,615       0.0%
    Sihuan Pharmaceutical Holdings Group, Ltd.                       1,684,000    609,217       0.0%
    SIM Technology Group, Ltd.                                         400,000     21,810       0.0%
    Sino Biopharmaceutical, Ltd.                                     1,040,998  1,217,322       0.1%
#*  Sino Oil And Gas Holdings, Ltd.                                  4,585,000     88,798       0.0%
    Sino-Ocean Group Holding, Ltd.                                   1,402,332    915,788       0.0%
#*  Sinofert Holdings, Ltd.                                          1,194,000    211,370       0.0%
    Sinopec Engineering Group Co., Ltd. Class H                        361,500    310,105       0.0%
    Sinopec Kantons Holdings, Ltd.                                     442,000    286,366       0.0%
*   Sinopec Oilfield Service Corp. Class H                             192,000     33,018       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Class H                 1,180,000    703,839       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR               4,550    275,275       0.0%
    Sinopharm Group Co., Ltd. Class H                                  504,800  2,260,245       0.1%
#   Sinosoft Technology Group, Ltd.                                    416,000    127,528       0.0%
    Sinotrans, Ltd. Class H                                            804,000    386,485       0.0%
    Sinotruk Hong Kong, Ltd.                                           300,000    398,942       0.0%
*   Skyfame Realty Holdings, Ltd.                                      180,000     59,563       0.0%
    Skyworth Digital Holdings, Ltd.                                    896,196    412,714       0.0%
    SMI Holdings Group, Ltd.                                           342,400    175,621       0.0%
    SOHO China, Ltd.                                                   994,500    576,141       0.0%
*   Sohu.com, Inc.                                                       5,447    311,732       0.0%
*   Sound Global, Ltd.                                                  72,000     20,766       0.0%
#*  Sparkle Roll Group, Ltd.                                           312,000     30,414       0.0%
    Springland International Holdings, Ltd.                            378,000     68,854       0.0%
#*  SPT Energy Group, Inc.                                             416,000     31,491       0.0%
*   SRE Group, Ltd.                                                  2,440,285     63,246       0.0%
    SSY Group, Ltd.                                                  1,033,042    491,392       0.0%
    Sun Art Retail Group, Ltd.                                       1,066,500  1,077,998       0.1%
#   Sun King Power Electronics Group                                    92,000     21,228       0.0%
    Sunac China Holdings, Ltd.                                         315,000  1,604,886       0.1%
    Sunny Optical Technology Group Co., Ltd.                           109,000  1,598,749       0.1%
*   Superb Summit International Group, Ltd.                            825,000     28,954       0.0%
    Symphony Holdings, Ltd.                                            710,000     80,194       0.0%
    TAL Education Group ADR                                             13,062    359,205       0.0%
#   Tarena International, Inc. ADR                                       6,628     97,100       0.0%
    TCC International Holdings, Ltd.                                   717,000    332,702       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                                          SHARES    VALUE++   OF NET ASSETS**
                                                                         --------- ---------- ---------------
CHINA -- (Continued)
#   TCL Multimedia Technology Holdings, Ltd.                               207,000 $  111,448       0.0%
*   Tech Pro Technology Development, Ltd.                                2,780,000     26,014       0.0%
#*  Technovator International, Ltd.                                        204,000     63,579       0.0%
    Tencent Holdings, Ltd.                                                 150,500  6,764,236       0.2%
#   Tenwow International Holdings, Ltd.                                    188,000     42,195       0.0%
    Texhong Textile Group, Ltd.                                            151,000    208,353       0.0%
*   Tian An China Investment Co., Ltd.                                      84,000     62,750       0.0%
    Tian Shan Development Holdings, Ltd.                                    66,000     26,491       0.0%
    Tiangong International Co., Ltd.                                       694,000     81,868       0.0%
#   Tianjin Capital Environmental Protection Group Co., Ltd. Class H        74,000     47,184       0.0%
    Tianjin Port Development Holdings, Ltd.                                908,000    142,239       0.0%
    Tianneng Power International, Ltd.                                     368,000    354,948       0.0%
    Tianyi Summi Holdings, Ltd.                                            136,000     19,531       0.0%
#*  Tibet Water Resources, Ltd.                                            295,000    121,793       0.0%
    Tingyi Cayman Islands Holding Corp.                                    826,000  1,302,483       0.1%
    Tomson Group, Ltd.                                                     123,750     57,109       0.0%
#   Tong Ren Tang Technologies Co., Ltd. Class H                           258,000    362,606       0.0%
#   Tongda Group Holdings, Ltd.                                          1,620,000    459,707       0.0%
    Tonly Electronics Holdings, Ltd.                                        31,200     38,432       0.0%
    Top Spring International Holdings, Ltd.                                107,600     65,718       0.0%
*   Tou Rong Chang Fu Group, Ltd.                                          856,000     15,239       0.0%
#   Towngas China Co., Ltd.                                                313,593    257,368       0.0%
    TPV Technology, Ltd.                                                   422,000     72,012       0.0%
    Travelsky Technology, Ltd. Class H                                     165,471    428,882       0.0%
    Trigiant Group, Ltd.                                                   360,000     48,023       0.0%
    Truly International Holdings, Ltd.                                     608,000    235,526       0.0%
    Tsingtao Brewery Co., Ltd. Class H                                      36,000    150,757       0.0%
    Uni-President China Holdings, Ltd.                                     549,400    459,537       0.0%
*   United Energy Group, Ltd.                                            2,308,000    125,787       0.0%
#   Universal Medical Financial & Technical Advisory Services Co., Ltd.    167,500    177,023       0.0%
#   Vinda International Holdings, Ltd.                                      56,000    113,224       0.0%
*   Vipshop Holdings, Ltd. ADR                                             130,011  1,027,087       0.1%
    Want Want China Holdings, Ltd.                                       1,336,000  1,093,815       0.1%
#   Wasion Group Holdings, Ltd.                                            250,000    128,576       0.0%
    Weichai Power Co., Ltd. Class H                                        919,880  1,145,457       0.1%
    Welling Holding, Ltd.                                                  394,400     80,415       0.0%
*   West China Cement, Ltd.                                              1,322,000    210,167       0.0%
*   Wuzhou International Holdings, Ltd.                                    340,000     40,539       0.0%
    Xiabuxiabu Catering Management China Holdings Co., Ltd.                100,000    146,048       0.0%
    Xiamen International Port Co., Ltd. Class H                            500,000     96,767       0.0%
*   Xinchen China Power Holdings, Ltd.                                     156,000     23,017       0.0%
    Xingda International Holdings, Ltd.                                    437,258    167,029       0.0%
*   Xingfa Aluminium Holdings, Ltd.                                         36,000     26,024       0.0%
#   Xinjiang Goldwind Science & Technology Co., Ltd. Class H               199,880    253,345       0.0%
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H                      228,000     31,308       0.0%
    Xinyi Solar Holdings, Ltd.                                           1,536,000    531,960       0.0%
#   XTEP International Holdings, Ltd.                                      314,500    104,077       0.0%
*   Yanchang Petroleum International, Ltd.                               1,360,000     23,895       0.0%
    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. Class H           57,000    212,357       0.0%
    Yanlord Land Group, Ltd.                                                71,000     93,298       0.0%
    Yanzhou Coal Mining Co., Ltd. Class H                                  276,000    275,473       0.0%
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR                              9,327     92,151       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                       SHARES     VALUE++    OF NET ASSETS**
                                                                      --------- ------------ ---------------
CHINA -- (Continued)
#*  Yashili International Holdings, Ltd.                                282,000 $     63,261       0.0%
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H              16,000       46,159       0.0%
    Yida China Holdings, Ltd.                                           110,000       29,007       0.0%
    Yip's Chemical Holdings, Ltd.                                        96,000       36,117       0.0%
    Yirendai, Ltd. ADR                                                    5,880      255,133       0.0%
*   Youyuan International Holdings, Ltd.                                155,510       98,085       0.0%
*   Yuanda China Holdings, Ltd.                                       1,038,000       20,117       0.0%
#*  YuanShengTai Dairy Farm, Ltd.                                       177,000        9,305       0.0%
    Yuexiu Property Co., Ltd.                                         3,513,720      680,923       0.0%
#   Yuexiu Transport Infrastructure, Ltd.                               172,639      126,662       0.0%
#   Yunnan Water Investment Co., Ltd. Class H                            92,000       37,503       0.0%
    Yuzhou Properties Co., Ltd.                                         690,000      340,835       0.0%
*   YY, Inc. ADR                                                         18,937    1,711,715       0.1%
#   Zhaojin Mining Industry Co., Ltd. Class H                           233,500      191,769       0.0%
    Zhejiang Expressway Co., Ltd. Class H                               192,000      237,436       0.0%
*   Zhong An Real Estate, Ltd.                                          292,000       38,610       0.0%
    Zhongsheng Group Holdings, Ltd.                                     307,500      632,047       0.0%
    Zhuhai Holdings Investment Group, Ltd.                              304,000       45,629       0.0%
    Zhuzhou CRRC Times Electric Co., Ltd. Class H                        96,500      564,809       0.0%
#   Zijin Mining Group Co., Ltd. Class H                              2,103,000      727,762       0.0%
#   Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H    529,600      256,994       0.0%
*   ZTE Corp. Class H                                                    44,404      154,276       0.0%
                                                                                ------------       ---
TOTAL CHINA                                                                      239,616,434       7.1%
                                                                                ------------       ---
COLOMBIA -- (0.1%)
    Almacenes Exito SA                                                   71,519      384,156       0.1%
    Banco de Bogota SA                                                    3,689       77,853       0.0%
    Bancolombia SA                                                       25,569      237,026       0.0%
    Bancolombia SA Sponsored ADR                                          9,801      369,988       0.0%
    Celsia SA ESP                                                        76,278      112,585       0.0%
    Cementos Argos SA                                                    14,282       52,113       0.0%
*   Cemex Latam Holdings SA                                              31,690      112,299       0.0%
    Corp. Financiera Colombiana SA                                       10,156       95,481       0.0%
    Ecopetrol SA                                                        356,765      195,268       0.0%
#   Ecopetrol SA Sponsored ADR                                           10,314      114,382       0.0%
*   Empresa de Telecomunicaciones de Bogota                              40,000        6,509       0.0%
    Grupo Argos SA                                                       19,912      129,864       0.0%
    Grupo Aval Acciones y Valores SA                                      2,187       18,196       0.0%
    Grupo de Inversiones Suramericana SA                                 19,783      251,153       0.0%
    Grupo Nutresa SA                                                     13,782      122,414       0.0%
    Interconexion Electrica SA ESP                                       58,692      256,990       0.0%
                                                                                ------------       ---
TOTAL COLOMBIA                                                                     2,536,277       0.1%
                                                                                ------------       ---
CZECH REPUBLIC -- (0.0%)
    CEZ A.S.                                                             23,747      520,708       0.0%
    Komercni banka A.S.                                                   1,590       68,364       0.0%
    O2 Czech Republic A.S.                                                6,416       78,129       0.0%
    Philip Morris CR A.S.                                                   100       73,993       0.0%
    Unipetrol A.S.                                                       11,278      192,471       0.0%
                                                                                ------------       ---
TOTAL CZECH REPUBLIC                                                                 933,665       0.0%
                                                                                ------------       ---

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
  DENMARK -- (1.3%)
      ALK-Abello A.S.                        1,443 $  225,881       0.0%
      Alm Brand A.S.                        40,110    414,856       0.0%
      Ambu A.S. Class B                      9,134    841,897       0.0%
      AP Moller - Maersk A.S. Class A          285    528,256       0.0%
      AP Moller - Maersk A.S. Class B          571  1,094,599       0.0%
  *   Bang & Olufsen A.S.                   17,058    395,372       0.0%
      BankNordik P/F                           590     10,894       0.0%
  *   Bavarian Nordic A.S.                   6,853    278,080       0.0%
      Brodrene Hartmann A.S.                   571     31,041       0.0%
      Carlsberg A.S. Class B                16,320  1,864,422       0.1%
      Chr Hansen Holding A.S.               24,228  2,120,188       0.1%
      Coloplast A.S. Class B                 4,082    359,289       0.0%
      Columbus A.S.                         20,487     42,348       0.0%
  *   D/S Norden A.S.                       14,643    304,195       0.0%
      Danske Bank A.S.                      43,158  1,647,059       0.1%
      DFDS A.S.                             11,264    653,221       0.0%
      DSV A.S.                              53,241  4,116,909       0.1%
      FLSmidth & Co. A.S.                   18,820  1,290,145       0.1%
  *   Genmab A.S.                            3,893    786,135       0.0%
      GN Store Nord A.S.                    51,455  1,702,829       0.1%
      H Lundbeck A.S.                       23,106  1,373,601       0.1%
  *   H+H International A.S. Class B         4,996    101,685       0.0%
      IC Group A.S.                          2,723     66,896       0.0%
      ISS A.S.                              29,207  1,236,864       0.0%
  *   Jeudan A.S.                              397     44,377       0.0%
      Jyske Bank A.S.                       30,592  1,728,697       0.1%
      Matas A.S.                            16,327    182,827       0.0%
  *   Nilfisk Holding A.S.                  10,386    499,120       0.0%
  *   NKT A.S.                              10,386    445,261       0.0%
      NNIT A.S.                              1,676     47,749       0.0%
      Nordjyske Bank A.S.                    2,948     55,854       0.0%
      Novo Nordisk A.S. Class B             61,513  3,062,660       0.1%
      Novo Nordisk A.S. Sponsored ADR       20,820  1,036,628       0.0%
      Novozymes A.S. Class B                23,159  1,279,599       0.1%
      Pandora A.S.                          18,262  1,724,420       0.1%
      Parken Sport & Entertainment A.S.      1,975     22,533       0.0%
      Per Aarsleff Holding A.S.              7,330    203,173       0.0%
      Ringkjoebing Landbobank A.S.           7,820    390,374       0.0%
      Rockwool International A.S. Class A       69     17,112       0.0%
      Rockwool International A.S. Class B    3,041    825,594       0.0%
      Royal Unibrew A.S.                    16,359    941,797       0.0%
      RTX A.S.                               3,831    113,633       0.0%
  *   Santa Fe Group A.S.                    5,671     44,399       0.0%
      Schouw & Co. AB                        6,043    628,854       0.0%
      SimCorp A.S.                          12,063    736,716       0.0%
      Solar A.S. Class B                     2,756    176,968       0.0%
      Spar Nord Bank A.S.                   34,316    436,449       0.0%
      Sydbank A.S.                          26,240  1,024,369       0.0%
      TDC A.S.                             292,320  1,728,254       0.1%
      Tivoli A.S.                               80      6,980       0.0%
  *   TK Development A.S.                   18,995     27,939       0.0%
  *   Topdanmark A.S.                       26,486  1,088,806       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                    SHARES    VALUE++   OF NET ASSETS**
                                                    ------- ----------- ---------------
DENMARK -- (Continued)
    Tryg A.S.                                        30,060 $   716,095       0.0%
    Vestas Wind Systems A.S.                         29,842   2,634,594       0.1%
*   Vestjysk Bank A.S.                                5,218       2,394       0.0%
*   William Demant Holding A.S.                      32,505     938,068       0.0%
*   Zealand Pharma A.S.                               3,026      55,905       0.0%
                                                            -----------       ---
TOTAL DENMARK                                                44,354,860       1.3%
                                                            -----------       ---
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E. GDR   30,188     137,803       0.0%
                                                            -----------       ---
FINLAND -- (1.4%)
    Ahlstrom-Munksjo Oyj                             11,028     241,997       0.0%
    Aktia Bank Oyj                                    1,892      20,432       0.0%
    Alma Media Oyj                                    8,042      65,132       0.0%
    Amer Sports Oyj                                  50,910   1,266,675       0.0%
    Asiakastieto Group Oyj                              518      13,753       0.0%
    Aspo Oyj                                          6,086      65,088       0.0%
    Atria Oyj                                         5,267      73,434       0.0%
*   BasWare Oyj                                       1,070      52,704       0.0%
    Bittium Oyj                                      11,048      79,682       0.0%
    Cargotec Oyj Class B                             15,973     942,939       0.0%
*   Caverion Oyj                                     10,173      77,001       0.0%
    Citycon Oyj                                     103,166     251,911       0.0%
    Cramo Oyj                                        16,878     374,712       0.0%
    Elisa Oyj                                        32,593   1,312,426       0.1%
    F-Secure Oyj                                     23,856     122,201       0.0%
    Finnair Oyj                                      30,153     393,246       0.0%
    Fiskars Oyj Abp                                  10,974     274,126       0.0%
    Fortum Oyj                                       60,272   1,279,239       0.1%
    HKScan Oyj Class A                                9,570      35,142       0.0%
    Huhtamaki Oyj                                    53,907   2,296,159       0.1%
    Kemira Oyj                                       42,249     595,278       0.0%
    Kesko Oyj Class A                                 6,764     342,952       0.0%
    Kesko Oyj Class B                                26,056   1,330,644       0.1%
    Kone Oyj Class B                                 22,183   1,200,633       0.0%
    Konecranes Oyj                                   24,740   1,139,121       0.0%
    Lassila & Tikanoja Oyj                           14,237     301,884       0.0%
    Lemminkainen Oyj                                    971      26,043       0.0%
    Metsa Board Oyj                                  80,239     595,221       0.0%
    Metso Oyj                                        52,493   1,906,455       0.1%
    Neste Oyj                                        50,918   2,834,671       0.1%
    Nokia Oyj(5902941)                              391,213   1,923,954       0.1%
    Nokia Oyj(5946455)                              150,663     740,789       0.0%
    Nokian Renkaat Oyj                               54,730   2,509,214       0.1%
    Olvi Oyj Class A                                  4,809     157,090       0.0%
    Oriola Oyj Class B                               57,347     215,047       0.0%
    Orion Oyj Class A                                 4,886     200,548       0.0%
    Orion Oyj Class B                                21,344     874,781       0.0%
    Outokumpu Oyj                                   152,186   1,438,608       0.1%
*   Outotec Oyj                                      62,886     500,238       0.0%
    Ponsse Oyj                                        3,297     103,490       0.0%
*   Poyry Oyj                                         5,709      32,595       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             PERCENTAGE
                                       SHARES    VALUE++   OF NET ASSETS**
                                       ------- ----------- ---------------
     FINLAND -- (Continued)
         Raisio Oyj Class V             50,845 $   210,168       0.0%
         Ramirent Oyj                   34,646     318,748       0.0%
         Revenio Group Oyj               1,656      71,005       0.0%
         Sampo Oyj Class A              34,348   1,797,426       0.1%
         Sanoma Oyj                     46,713     554,509       0.0%
         SRV Group OYJ                   3,551      17,103       0.0%
     *   Stockmann Oyj Abp Class B      14,423      92,641       0.0%
         Stora Enso Oyj Class R        228,200   3,566,353       0.1%
         Stora Enso Oyj Sponsored ADR    1,800      28,134       0.0%
     *   Talvivaara Mining Co. P.L.C.  136,822         908       0.0%
         Technopolis Oyj                49,353     222,397       0.0%
         Tieto Oyj                      30,620     937,480       0.0%
         Tikkurila Oyj                  13,116     259,261       0.0%
         UPM-Kymmene Oyj               210,965   6,335,756       0.2%
         Uponor Oyj                     17,236     346,970       0.0%
         Vaisala Oyj Class A             2,124     115,446       0.0%
         Valmet Oyj                     61,740   1,197,065       0.0%
         Wartsila Oyj Abp               22,437   1,444,200       0.1%
         YIT Oyj                        48,840     371,174       0.0%
                                               -----------       ---
     TOTAL FINLAND                              46,093,999       1.4%
                                               -----------       ---
     FRANCE -- (5.5%)
         Accor SA                       11,713     584,336       0.0%
         Actia Group                     5,948      45,609       0.0%
         Aeroports de Paris              2,531     426,132       0.0%
     *   Air France-KLM                 75,003   1,174,372       0.0%
         Air Liquide SA                 15,292   1,947,037       0.1%
         Airbus SE                      24,049   2,467,788       0.1%
         Akka Technologies               2,830     170,667       0.0%
         Albioma SA                      9,048     215,685       0.0%
         Alstom SA                      27,596   1,116,431       0.0%
         Alten SA                       11,000     962,680       0.0%
         Altran Technologies SA         52,729     975,211       0.0%
     *   Amplitude Surgical SAS          2,916      14,474       0.0%
         Amundi SA                       7,632     646,821       0.0%
     *   Antalis International SAS       2,208       5,375       0.0%
         April SA                        3,147      52,410       0.0%
     *   Archos                          2,165       1,790       0.0%
         Arkema SA                      29,839   3,769,601       0.1%
         Assystem                        4,421     171,065       0.0%
         Atos SE                        21,926   3,405,452       0.1%
         Aubay                           3,014     121,336       0.0%
         AXA SA                        132,093   3,987,675       0.1%
         AXA SA Sponsored ADR            5,414     163,503       0.0%
         Axway Software SA               1,277      35,112       0.0%
         Bastide le Confort Medical        323      17,398       0.0%
         Beneteau SA                    11,172     200,990       0.0%
     *   Bigben Interactive              3,141      49,349       0.0%
         BioMerieux                     13,206   1,035,838       0.0%
         BNP Paribas SA                 91,698   7,156,976       0.2%
         Boiron SA                       2,636     238,000       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
FRANCE -- (Continued)
    Bollore SA                                162,816 $  786,497       0.0%
    Bonduelle SCA                               6,113    288,517       0.0%
    Bourbon Corp.                               5,772     51,570       0.0%
    Bouygues SA                                56,064  2,690,717       0.1%
    Bureau Veritas SA                          39,356  1,053,885       0.0%
    Burelle SA                                     34     50,811       0.0%
    Capgemini SE                               18,385  2,233,483       0.1%
    Carrefour SA                              133,251  2,681,729       0.1%
    Casino Guichard Perrachon SA               21,271  1,214,562       0.1%
    Catering International Services               977     19,519       0.0%
*   Cegedim SA                                    878     34,172       0.0%
*   CGG SA Sponsored ADR                          650      3,132       0.0%
*   Chargeurs SA(BDH48T0)                         157      4,210       0.0%
    Chargeurs SA(5021318)                      10,470    295,350       0.0%
    Christian Dior SE                           3,321  1,139,888       0.0%
    Cie de Saint-Gobain                        82,244  4,822,204       0.2%
    Cie des Alpes                               2,558     81,136       0.0%
    Cie Generale des Etablissements Michelin   41,357  5,986,275       0.2%
    Cie Plastic Omnium SA                      33,599  1,400,995       0.1%
    CNP Assurances                             42,661    992,401       0.0%
*   Coface SA                                  15,786    172,482       0.0%
    Credit Agricole SA                         83,258  1,453,120       0.1%
    Danone SA                                  26,333  2,152,226       0.1%
    Danone SA Sponsored ADR                       600      9,864       0.0%
    Dassault Aviation SA                           74    115,383       0.0%
    Dassault Systemes SE                        4,649    493,521       0.0%
    Dassault Systemes SE Sponsored ADR          1,228    130,450       0.0%
    Derichebourg SA                            59,500    634,440       0.0%
    Devoteam SA                                 2,730    255,119       0.0%
    Edenred                                    50,859  1,466,196       0.1%
    Eiffage SA                                 22,345  2,334,060       0.1%
    Electricite de France SA                  120,876  1,582,004       0.1%
    Elior Group SA                             49,367  1,401,936       0.1%
    Elis SA                                    14,834    386,755       0.0%
    Engie SA                                  309,221  5,226,469       0.2%
*   Eramet                                      2,736    225,331       0.0%
    Essilor International SA                   13,237  1,675,840       0.1%
*   Esso SA Francaise                           1,078     73,596       0.0%
    Euler Hermes Group                          3,789    439,567       0.0%
    Eurofins Scientific SE                      1,562    977,119       0.0%
    Euronext NV                                17,722  1,052,522       0.0%
    Europcar Groupe SA                          7,227    103,357       0.0%
    Eutelsat Communications SA                 63,026  1,578,673       0.1%
    Exel Industries Class A                       538     71,532       0.0%
    Faurecia                                   28,812  2,094,498       0.1%
    Fleury Michon SA                              371     21,925       0.0%
*   Fnac Darty SA                               4,748    448,754       0.0%
*   Fnac Darty SA                               3,486    329,973       0.0%
    Gaztransport Et Technigaz SA                5,611    274,631       0.0%
    GL Events                                   3,961    120,669       0.0%
    Groupe Crit                                 1,327    125,230       0.0%
    Groupe Eurotunnel SE                      112,299  1,411,242       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
  FRANCE -- (Continued)
  *   Groupe Gorge                             566 $   12,689       0.0%
      Groupe Open                            1,810     61,133       0.0%
      Guerbet                                3,055    275,038       0.0%
      Haulotte Group SA                      3,630     66,153       0.0%
      Hermes International                     651    337,939       0.0%
  *   HiPay Group SA                         2,042     32,299       0.0%
  *   ID Logistics Group                       427     73,313       0.0%
      Iliad SA                               1,465    365,692       0.0%
      Imerys SA                              8,610    783,990       0.0%
      Ingenico Group SA                     24,130  2,343,225       0.1%
      Interparfums SA                        2,608     97,228       0.0%
      Ipsen SA                               5,548    670,795       0.0%
      IPSOS                                 13,770    508,930       0.0%
      Jacquet Metal Service                  5,045    163,144       0.0%
      JCDecaux SA                           11,153    426,649       0.0%
      Kering                                 2,060    944,727       0.0%
      Korian SA                             14,790    480,648       0.0%
      L'Oreal SA                             6,685  1,487,836       0.1%
      Lagardere SCA                         55,343  1,822,512       0.1%
      Laurent-Perrier                          664     62,272       0.0%
      Le Belier                                822     45,141       0.0%
      Le Noble Age                           3,110    218,035       0.0%
      Lectra                                 6,162    180,321       0.0%
      Legrand SA                            16,635  1,234,491       0.1%
      Linedata Services                      1,886     86,007       0.0%
      LISI                                   7,789    357,543       0.0%
      LVMH Moet Hennessy Louis Vuitton SE   11,021  3,287,157       0.1%
      Maisons France Confort SA                535     37,374       0.0%
      Manitou BF SA                          2,706    107,219       0.0%
      Manutan International                    734     72,403       0.0%
      Mersen SA                              6,632    291,083       0.0%
  *   METabolic EXplorer SA                  4,118     10,651       0.0%
      Metropole Television SA               12,239    282,949       0.0%
      MGI Coutier                            5,853    237,639       0.0%
      Natixis SA                           120,922    948,288       0.0%
  *   Naturex                                1,883    213,847       0.0%
      Neopost SA                            15,900    586,084       0.0%
      Nexans SA                             14,147    925,884       0.0%
      Nexity SA                             13,224    812,776       0.0%
  *   Nicox                                  4,348     44,499       0.0%
  *   NRJ Group                              4,409     55,654       0.0%
      Oeneo SA                               8,245     90,870       0.0%
  #*  Onxeo SA                              10,246     16,952       0.0%
      Orange SA                            278,939  4,582,319       0.1%
      Orange SA Sponsored ADR               26,020    426,728       0.0%
      Orpea                                  8,141    975,364       0.0%
  *   Parrot SA                              4,812     59,995       0.0%
      PCAS                                     152      2,997       0.0%
      Pernod Ricard SA                       5,851    877,322       0.0%
      Peugeot SA                           139,883  3,318,801       0.1%
  *   Pierre & Vacances SA                   2,468    131,994       0.0%
      Plastivaloire                          6,808    174,335       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                              SHARES    VALUE++   OF NET ASSETS**
                                              ------- ----------- ---------------
FRANCE -- (Continued)
    PSB Industries SA                             356 $    19,696       0.0%
    Publicis Groupe SA                         12,899     839,632       0.0%
#   Publicis Groupe SA ADR                      1,600      26,104       0.0%
    Rallye SA                                  13,551     231,675       0.0%
    Remy Cointreau SA                             287      37,276       0.0%
    Renault SA                                 32,125   3,185,617       0.1%
    Rexel SA                                  120,726   2,152,789       0.1%
    Robertet SA                                    40      18,707       0.0%
    Rothschild & Co.                              473      16,987       0.0%
    Rubis SCA                                  20,239   1,270,050       0.1%
    Safran SA                                  13,595   1,431,856       0.1%
    Sanofi                                     47,351   4,483,503       0.1%
    Sanofi ADR                                 39,660   1,875,125       0.1%
    Sartorius Stedim Biotech                    4,674     318,536       0.0%
    Savencia SA                                 1,549     147,963       0.0%
    Schneider Electric SE(4834108)             24,020   2,110,425       0.1%
    Schneider Electric SE(B11BPS1)              1,444     127,195       0.0%
    SCOR SE                                    48,074   1,995,716       0.1%
    SEB SA                                      6,883   1,282,684       0.1%
    Seche Environnement SA                        824      29,852       0.0%
*   Sequana SA                                 11,045      10,294       0.0%
    SES SA                                     86,949   1,414,137       0.1%
    Societe BIC SA                              3,399     358,903       0.0%
    Societe Generale SA                        65,980   3,672,082       0.1%
    Sodexo SA                                   4,695     597,311       0.0%
*   Solocal Group                             165,970     183,631       0.0%
    Somfy SA                                    1,800     182,315       0.0%
    Sopra Steria Group                          6,262   1,174,611       0.0%
    SPIE SA                                    19,562     514,704       0.0%
*   Stallergenes Greer P.L.C.                     732      37,519       0.0%
*   Ste Industrielle d'Aviation Latecoere SA   29,200     185,000       0.0%
    Stef SA                                     1,697     187,591       0.0%
    STMicroelectronics NV(5962332)            184,506   4,343,516       0.1%
    STMicroelectronics NV(2430025)              8,672     204,399       0.0%
    Suez                                       41,779     734,746       0.0%
    Sword Group                                 1,588      65,125       0.0%
    Synergie SA                                 6,848     370,918       0.0%
    Tarkett SA                                 15,271     649,607       0.0%
    Technicolor SA                             62,116     220,114       0.0%
    Teleperformance                            19,032   2,779,511       0.1%
    Television Francaise 1                     46,092     655,317       0.0%
    Tessi SA                                      141      28,515       0.0%
    TFF Group                                      87      15,901       0.0%
    Thales SA                                  10,191   1,062,039       0.0%
    Thermador Groupe                              224      27,380       0.0%
    Total Gabon                                    81      13,269       0.0%
    Total SA                                  219,419  12,229,997       0.4%
    Total SA Sponsored ADR                      5,537     308,532       0.0%
*   Touax SA                                       25         394       0.0%
    Trigano SA                                  3,155     509,130       0.0%
*   Ubisoft Entertainment SA                   39,703   3,029,324       0.1%
    Union Financiere de France BQE SA             370      14,003       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                         SHARES    VALUE++    OF NET ASSETS**
                                         ------- ------------ ---------------
  FRANCE -- (Continued)
      Valeo SA                            38,034 $  2,575,060       0.1%
  *   Vallourec SA                       143,592      785,363       0.0%
  *   Valneva SE                          14,422       46,700       0.0%
      Veolia Environnement SA             39,060      925,355       0.0%
      Veolia Environnement SA ADR         13,366      317,175       0.0%
      Vetoquinol SA                          532       34,334       0.0%
      Vicat SA                             6,876      531,862       0.0%
      VIEL & Cie SA                       13,569       84,474       0.0%
      Vilmorin & Cie SA                    2,403      231,400       0.0%
      Vinci SA                            37,019    3,627,031       0.1%
  *   Virbac SA                              896      115,364       0.0%
      Vivendi SA                          81,736    2,029,652       0.1%
      Vranken-Pommery Monopole SA            106        2,975       0.0%
  *   Worldline SA                        10,140      495,834       0.0%
      Zodiac Aerospace                    32,659      933,485       0.0%
                                                 ------------       ---
  TOTAL FRANCE                                    187,654,871       5.6%
                                                 ------------       ---
  GERMANY -- (5.6%)
      Aareal Bank AG                      34,412    1,430,761       0.1%
      Adidas AG                           14,103    3,139,088       0.1%
  *   Adler Modemaerkte AG                 2,793       18,961       0.0%
      ADO Properties SA                      648       32,035       0.0%
  #*  ADVA Optical Networking SE          17,734      111,370       0.0%
  *   AIXTRON SE                          30,814      481,023       0.0%
      All for One Steeb AG                   188       13,320       0.0%
      Allgeier SE                          1,637       43,414       0.0%
      Allianz SE                          28,581    6,672,486       0.2%
      Allianz SE Sponsored ADR            36,967      865,043       0.0%
      Amadeus Fire AG                      1,557      142,737       0.0%
      Aurubis AG                          13,257    1,086,363       0.0%
      Axel Springer SE                    15,886    1,069,605       0.0%
      BASF SE                            125,517   13,725,701       0.4%
      Basler AG                              475       96,721       0.0%
      Bauer AG                             4,794      155,161       0.0%
      Bayer AG                            28,914    3,761,099       0.1%
      Bayer AG Sponsored ADR                 800       26,024       0.0%
      Bayerische Motoren Werke AG         57,820    5,930,033       0.2%
      BayWa AG                             6,350      248,163       0.0%
      Bechtle AG                           6,010      481,016       0.0%
      Beiersdorf AG                        3,758      422,739       0.0%
      Bertrandt AG                         2,511      236,899       0.0%
      Bijou Brigitte AG                      921       57,781       0.0%
      Bilfinger SE                        14,926      602,180       0.0%
      Biotest AG                           2,019       63,865       0.0%
      Borussia Dortmund GmbH & Co. KGaA   53,504      445,117       0.0%
      Brenntag AG                         28,116    1,595,180       0.1%
      CANCOM SE                            3,759      277,693       0.0%
      Carl Zeiss Meditec AG                7,097      378,435       0.0%
      CECONOMY AG                         62,485      815,612       0.0%
      CENIT AG                             4,236      100,235       0.0%
      CENTROTEC Sustainable AG             4,859      105,111       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                     SHARES    VALUE++   OF NET ASSETS**
                                                     ------- ----------- ---------------
GERMANY -- (Continued)
    Cewe Stiftung & Co. KGAA                           3,518 $   344,933       0.0%
    Comdirect Bank AG                                 15,556     215,642       0.0%
*   Commerzbank AG                                   221,782   3,073,474       0.1%
    CompuGroup Medical SE                              6,973     401,490       0.0%
*   Constantin Medien AG                              12,677      28,061       0.0%
    Continental AG                                    13,749   3,499,039       0.1%
    Covestro AG                                       16,902   1,624,782       0.1%
    CropEnergies AG                                    8,062      85,399       0.0%
    CTS Eventim AG & Co. KGaA                         13,757     569,024       0.0%
    Daimler AG                                       158,406  13,224,706       0.4%
    Data Modul AG                                        121      10,819       0.0%
    Delticom AG                                          285       4,251       0.0%
    Deutsche Bank AG                                 198,308   3,226,471       0.1%
    Deutsche Boerse AG                                 9,564     990,494       0.0%
    Deutsche Lufthansa AG                            114,800   3,688,277       0.1%
    Deutsche Pfandbriefbank AG                         8,107     116,686       0.0%
    Deutsche Post AG                                  40,570   1,859,732       0.1%
    Deutsche Telekom AG                              460,839   8,344,557       0.3%
    Deutsche Telekom AG Sponsored ADR                104,159   1,867,987       0.1%
    Deutsche Wohnen SE                                38,655   1,654,433       0.1%
    Deutz AG                                          40,350     341,824       0.0%
*   Dialog Semiconductor P.L.C.                       16,600     829,358       0.0%
    DIC Asset AG                                      11,813     138,913       0.0%
    Diebold Nixdorf AG                                   543      45,541       0.0%
    DMG Mori AG                                        7,964     461,124       0.0%
    Dr Hoenle AG                                         518      24,000       0.0%
    Draegerwerk AG & Co. KGaA                            972      86,258       0.0%
    Drillisch AG                                       9,662     685,434       0.0%
    Duerr AG                                           9,357   1,294,913       0.1%
    E.ON SE                                          507,298   6,008,658       0.2%
    Eckert & Ziegler AG                                1,463      61,963       0.0%
    EDAG Engineering Group AG                            648      10,091       0.0%
    Elmos Semiconductor AG                             5,277     148,782       0.0%
    ElringKlinger AG                                  14,246     249,153       0.0%
*   Euromicron AG                                      1,356      13,774       0.0%
    Evonik Industries AG                              17,928     652,147       0.0%
*   Evotec AG                                          7,781     165,577       0.0%
    Fielmann AG                                        4,855     426,599       0.0%
*   First Sensor AG                                      945      23,278       0.0%
    Francotyp-Postalia Holding AG Class A              3,372      19,196       0.0%
    Fraport AG Frankfurt Airport Services Worldwide   12,475   1,185,420       0.1%
    Freenet AG                                        32,223   1,079,080       0.0%
    Fresenius Medical Care AG & Co. KGaA              26,309   2,547,289       0.1%
    Fresenius SE & Co. KGaA                           58,466   4,894,552       0.2%
    Fuchs Petrolub SE                                  4,941     246,058       0.0%
    GEA Group AG                                      27,160   1,312,032       0.1%
    Gerresheimer AG                                   17,844   1,427,274       0.1%
    Gerry Weber International AG                      10,815     134,426       0.0%
    Gesco AG                                           1,734      61,807       0.0%
    GFT Technologies SE                                4,170      62,624       0.0%
    Grammer AG                                         7,527     437,326       0.0%
    GRENKE AG                                          3,882     380,170       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                   SHARES   VALUE++   OF NET ASSETS**
                                                   ------- ---------- ---------------
GERMANY -- (Continued)
*   H&R GmbH & Co. KGaA                              6,432 $  113,861       0.0%
    Hamburger Hafen und Logistik AG                 16,649    531,698       0.0%
    Hannover Rueck SE                                5,666    713,014       0.0%
    HeidelbergCement AG                             17,690  1,810,210       0.1%
*   Heidelberger Druckmaschinen AG                 136,959    547,523       0.0%
    Hella GmbH & Co KGaA                            17,976  1,085,818       0.0%
    Henkel AG & Co. KGaA                             3,035    382,784       0.0%
*   Highlight Communications AG                      2,399     14,022       0.0%
    Hochtief AG                                      2,930    517,566       0.0%
*   HolidayCheck Group AG                           13,410     44,340       0.0%
    Hornbach Baumarkt AG                             2,808    102,532       0.0%
    Hugo Boss AG                                    20,640  1,846,029       0.1%
    Indus Holding AG                                 6,439    451,626       0.0%
    Infineon Technologies AG                        36,163  1,000,197       0.0%
#   Infineon Technologies AG ADR                    36,257  1,006,748       0.0%
    Innogy SE                                        7,562    351,678       0.0%
    Isra Vision AG                                     823    160,143       0.0%
    Jenoptik AG                                     15,465    521,237       0.0%
    K+S AG                                          74,617  1,814,072       0.1%
    KION Group AG                                   22,236  1,781,718       0.1%
    Kloeckner & Co. SE                              38,611    455,343       0.0%
    Koenig & Bauer AG                                7,138    555,744       0.0%
    Krones AG                                        4,409    557,821       0.0%
    KSB AG                                              38     20,600       0.0%
    KWS Saat SE                                        722    304,189       0.0%
    Lanxess AG                                      46,065  3,611,893       0.1%
    LEG Immobilien AG                               14,049  1,431,094       0.1%
    Leifheit AG                                      2,675     95,123       0.0%
    Leoni AG                                        15,898  1,057,742       0.0%
*   Linde AG                                        15,298  3,295,784       0.1%
*   LPKF Laser & Electronics AG                      3,068     31,492       0.0%
    MAN SE                                           2,854    316,026       0.0%
*   Manz AG                                          1,394     62,194       0.0%
*   Medigene AG                                      4,730     70,762       0.0%
    Merck KGaA                                       6,784    727,875       0.0%
*   METRO AG                                        62,485  1,184,482       0.1%
    MLP SE                                          20,134    139,236       0.0%
    MTU Aero Engines AG                             18,748  3,172,565       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG   10,668  2,394,989       0.1%
    Nemetschek SE                                    5,109    456,802       0.0%
    Nexus AG                                           982     29,893       0.0%
*   Nordex SE                                       13,855    143,888       0.0%
    Norma Group SE                                  16,876  1,150,162       0.1%
    OHB SE                                           2,506    122,135       0.0%
    OSRAM Licht AG                                  23,763  1,819,534       0.1%
    paragon AG                                         720     62,637       0.0%
*   Patrizia Immobilien AG                          20,385    431,808       0.0%
    Pfeiffer Vacuum Technology AG                    2,070    332,356       0.0%
    PNE Wind AG                                     35,221    106,069       0.0%
    Progress-Werk Oberkirch AG                         408     23,046       0.0%
    ProSiebenSat.1 Media SE                         30,656  1,079,817       0.0%
    Puma SE                                            874    394,779       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                          SHARES   VALUE++   OF NET ASSETS**
                                          ------- ---------- ---------------
   GERMANY -- (Continued)
   *   PVA TePla AG                         1,103 $    8,726       0.0%
       QIAGEN NV                           29,149    988,928       0.0%
       QSC AG                              50,103    100,175       0.0%
       R Stahl AG                             845     31,364       0.0%
       Rational AG                            800    527,823       0.0%
       Rheinmetall AG                      19,347  2,297,812       0.1%
       RHOEN-KLINIKUM AG                   10,845    378,751       0.0%
       RIB Software SE                      7,397    182,471       0.0%
       RTL Group SA                         4,196    311,765       0.0%
   *   RWE AG                             206,559  5,193,690       0.2%
       S&T AG                              10,224    197,842       0.0%
       SAF-Holland SA                      19,185    380,846       0.0%
       Salzgitter AG                       15,717    760,428       0.0%
       SAP SE                              11,432  1,306,249       0.1%
   #   SAP SE Sponsored ADR                 9,200  1,050,640       0.0%
   *   Schaltbau Holding AG                 1,540     53,865       0.0%
       Scout24 AG                             409     16,395       0.0%
       Secunet Security Networks AG           227     22,180       0.0%
       SHW AG                               2,328     92,550       0.0%
       Siemens AG                          24,581  3,530,635       0.1%
   *   Siltronic AG                         6,750  1,007,422       0.0%
       Sixt Leasing SE                      2,212     48,889       0.0%
       Sixt SE                              7,149    669,147       0.0%
       SMA Solar Technology AG              4,385    204,102       0.0%
   *   SMT Scharf AG                        1,160     17,742       0.0%
       Software AG                         15,798    803,013       0.0%
       Stabilus SA                          4,730    431,963       0.0%
       Stroeer SE & Co. KGaA                8,245    527,299       0.0%
       Suedzucker AG                       33,285    659,605       0.0%
   *   SUESS MicroTec SE                   10,380    199,808       0.0%
       Surteco SE                           2,923     87,633       0.0%
       Symrise AG                          11,992    934,494       0.0%
       TAG Immobilien AG                   33,186    572,122       0.0%
       Takkt AG                            13,736    285,439       0.0%
   *   Talanx AG                           16,922    665,837       0.0%
       Technotrans AG                         448     26,010       0.0%
       Telefonica Deutschland Holding AG   97,130    495,446       0.0%
       ThyssenKrupp AG                     12,716    341,121       0.0%
       TLG Immobilien AG                   16,730    388,065       0.0%
   *   Tom Tailor Holding SE               13,156    135,699       0.0%
       Traffic Systems SE                   1,003     22,794       0.0%
       Uniper SE                           75,822  2,130,491       0.1%
       United Internet AG                  16,617  1,053,856       0.0%
       VERBIO Vereinigte BioEnergie AG     11,970    112,426       0.0%
       Volkswagen AG                        6,042  1,128,329       0.1%
       Vonovia SE                          21,309    941,295       0.0%
   *   Vossloh AG                           3,269    207,096       0.0%
       VTG AG                               5,898    340,623       0.0%
       Wacker Chemie AG                     7,500  1,171,349       0.1%
       Wacker Neuson SE                    11,432    372,353       0.0%
       Washtec AG                           2,342    207,429       0.0%
       Wirecard AG                          4,310    428,199       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                        SHARES     VALUE++    OF NET ASSETS**
                                                       --------- ------------ ---------------
GERMANY -- (Continued)
    Wuestenrot & Wuerttembergische AG                      4,939 $    132,613       0.0%
    XING SE                                                  700      207,958       0.0%
*   Zalando SE                                             3,060      154,044       0.0%
    Zeal Network SE                                        4,420      118,780       0.0%
                                                                 ------------       ---
TOTAL GERMANY                                                     190,014,191       5.6%
                                                                 ------------       ---
GREECE -- (0.1%)
    Aegean Airlines SA                                     4,941       44,958       0.0%
*   Alpha Bank AE                                          2,364        4,714       0.0%
    Athens Water Supply & Sewage Co. SA (The)              6,973       49,993       0.0%
    Bank of Greece                                         2,794       45,559       0.0%
*   Ellaktor SA                                           21,206       40,325       0.0%
*   FF Group                                               3,954       82,840       0.0%
    Fourlis Holdings SA                                    8,683       56,347       0.0%
*   GEK Terna Holding Real Estate Construction SA         10,261       50,691       0.0%
    Hellenic Exchanges - Athens Stock Exchange SA         18,545      103,718       0.0%
    Hellenic Petroleum SA                                 16,443      145,193       0.0%
    Hellenic Telecommunications Organization SA           24,316      288,959       0.0%
*   HOLDING Co. ADMIE IPTO SA                             13,423       28,758       0.0%
*   Intralot SA-Integrated Lottery Systems & Services     32,611       40,675       0.0%
    JUMBO SA                                              22,397      360,028       0.1%
*   Marfin Investment Group Holdings SA                  175,597       19,249       0.0%
    Motor Oil Hellas Corinth Refineries SA                13,959      334,260       0.0%
*   Mytilineos Holdings SA                                27,442      287,323       0.0%
*   National Bank of Greece SA                             2,447          809       0.0%
    OPAP SA                                               17,826      199,728       0.0%
*   Piraeus Bank SA                                           29           83       0.0%
    Piraeus Port Authority SA                              2,736       49,692       0.0%
*   Public Power Corp. SA                                 13,423       29,097       0.0%
    Terna Energy SA                                        9,557       46,458       0.0%
    Titan Cement Co. SA                                   10,553      255,053       0.0%
                                                                 ------------       ---
TOTAL GREECE                                                        2,564,510       0.1%
                                                                 ------------       ---
HONG KONG -- (2.1%)
#*  13 Holdings, Ltd. (The)                              131,500       15,339       0.0%
    Agritrade Resources, Ltd.                            340,000       88,012       0.0%
    AIA Group, Ltd.                                      729,000    5,493,364       0.2%
#   Allied Properties HK, Ltd.                           526,000      112,024       0.0%
    APT Satellite Holdings, Ltd.                         186,250       89,107       0.0%
    Asia Financial Holdings, Ltd.                         72,000       42,949       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.      39,000       36,010       0.0%
    ASM Pacific Technology, Ltd.                          56,800      828,738       0.0%
    Associated International Hotels, Ltd.                 38,000      124,659       0.0%
#   Bank of East Asia, Ltd. (The)                        231,486    1,015,755       0.1%
    BeijingWest Industries International, Ltd.           166,000       30,868       0.0%
    BOC Aviation, Ltd.                                    12,000       64,534       0.0%
    BOC Hong Kong Holdings, Ltd.                         338,000    1,610,624       0.1%
*   Bonjour Holdings, Ltd.                               737,000       28,828       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.    322,000      102,046       0.0%
*   Brightoil Petroleum Holdings, Ltd.                 1,262,000      242,649       0.0%
*   Brockman Mining, Ltd.                                896,780       11,833       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                SHARES    VALUE++   OF NET ASSETS**
                                                               --------- ---------- ---------------
HONG KONG -- (Continued)
*   Burwill Holdings, Ltd.                                     1,698,000 $   75,175       0.0%
    Cafe de Coral Holdings, Ltd.                                  86,000    264,624       0.0%
#*  Cathay Pacific Airways, Ltd.                                 525,000    898,136       0.0%
    Century City International Holdings, Ltd.                    376,000     35,701       0.0%
    Cheuk Nang Holdings, Ltd.                                     21,817     14,071       0.0%
    Chevalier International Holdings, Ltd.                        34,349     56,770       0.0%
*   China Best Group Holding, Ltd.                             1,960,000     28,660       0.0%
*   China Energy Development Holdings, Ltd.                    3,908,000     46,510       0.0%
*   China Ever Grand Financial Leasing Group Co., Ltd.         1,470,000     12,461       0.0%
    China Flavors & Fragrances Co., Ltd.                         146,000     38,905       0.0%
*   China Healthcare Enterprise Group, Ltd.                    1,160,000     57,933       0.0%
#   Chinese Estates Holdings, Ltd.                                84,000    143,016       0.0%
*   Chinlink International Holdings, Ltd.                        130,000     18,522       0.0%
    Chow Sang Sang Holdings International, Ltd.                  126,000    274,796       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                          277,000    289,538       0.0%
    Chuang's Consortium International, Ltd.                      532,000    124,256       0.0%
    CITIC Telecom International Holdings, Ltd.                   798,000    228,207       0.0%
    CK Asset Holdings, Ltd.                                      143,260  1,179,006       0.1%
    CK Hutchison Holdings, Ltd.                                  316,260  4,017,042       0.1%
    CK Infrastructure Holdings, Ltd.                              63,000    548,546       0.0%
    CK Life Sciences Intl Holdings, Inc.                       1,286,000     98,866       0.0%
    CLP Holdings, Ltd.                                            44,500    452,918       0.0%
*   CMMB Vision Holdings, Ltd.                                    68,000      3,271       0.0%
    CNQC International Holdings, Ltd.                            202,500     73,746       0.0%
*   Common Splendor International Health Industry Group, Ltd.    522,000     48,199       0.0%
#   Convenience Retail Asia, Ltd.                                 40,000     18,453       0.0%
#   Cowell e Holdings, Inc.                                      121,000     59,516       0.0%
*   CP Lotus Corp.                                                80,000      1,512       0.0%
*   Crocodile Garments                                           177,000     20,203       0.0%
    CSI Properties, Ltd.                                       2,500,000    129,900       0.0%
#   CW Group Holdings, Ltd.                                      210,000     37,989       0.0%
    Dah Sing Banking Group, Ltd.                                 175,996    389,496       0.0%
    Dah Sing Financial Holdings, Ltd.                             79,900    536,933       0.0%
    Eagle Nice International Holdings, Ltd.                       68,000     33,581       0.0%
    Emperor International Holdings, Ltd.                         723,333    255,984       0.0%
*   Esprit Holdings, Ltd.                                        772,882    467,659       0.0%
*   eSun Holdings, Ltd.                                           88,000     15,917       0.0%
#   Fairwood Holdings, Ltd.                                       21,000     83,996       0.0%
    Far East Consortium International, Ltd.                      751,479    410,471       0.0%
    First Pacific Co., Ltd.                                      970,400    739,406       0.0%
*   First Shanghai Investments, Ltd.                             360,000     48,990       0.0%
    Fountain SET Holdings, Ltd.                                  320,000     47,997       0.0%
    Galaxy Entertainment Group, Ltd.                             196,000  1,336,598       0.1%
#*  GCL New Energy Holdings, Ltd.                              2,094,000    153,080       0.0%
    Genting Hong Kong, Ltd.                                       55,000     14,608       0.0%
    Get Nice Financial Group, Ltd.                                80,525     23,240       0.0%
    Get Nice Holdings, Ltd.                                    3,221,000    138,454       0.0%
    Giordano International, Ltd.                                 714,000    403,671       0.0%
*   Global Brands Group Holding, Ltd.                          3,516,000    410,254       0.0%
    Gold Peak Industries Holdings, Ltd.                          262,000     27,703       0.0%
    Goodbaby International Holdings, Ltd.                        300,000    163,893       0.0%
#   Guotai Junan International Holdings, Ltd.                    758,000    242,337       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                              SHARES    VALUE++   OF NET ASSETS**
                                                             --------- ---------- ---------------
HONG KONG -- (Continued)
#   Haitong International Securities Group, Ltd.               599,474 $  340,010       0.0%
    Hang Lung Group, Ltd.                                      213,000    748,413       0.0%
    Hang Lung Properties, Ltd.                                 263,000    603,920       0.0%
    Hang Seng Bank, Ltd.                                        65,400  1,550,174       0.1%
    Hanison Construction Holdings, Ltd.                        137,208     25,519       0.0%
    Harbour Centre Development, Ltd.                            21,000     39,795       0.0%
    Henderson Land Development Co., Ltd.                       135,444    883,893       0.0%
#   HK Electric Investments & HK Electric Investments, Ltd.    259,000    238,717       0.0%
    HKBN, Ltd.                                                 207,000    210,182       0.0%
    HKR International, Ltd.                                    301,600    192,480       0.0%
    HKT Trust & HKT, Ltd.                                      951,000  1,160,482       0.1%
    Hon Kwok Land Investment Co., Ltd.                          20,000     13,252       0.0%
    Hong Kong & China Gas Co., Ltd.                            294,648    558,542       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                    17,600    118,765       0.0%
    Hong Kong Exchanges & Clearing, Ltd.                        45,508  1,268,046       0.1%
    Hongkong & Shanghai Hotels, Ltd. (The)                      87,307    141,806       0.0%
    Hopewell Holdings, Ltd.                                    179,000    688,480       0.0%
#*  Hsin Chong Group Holdings, Ltd.                            876,000     14,743       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.      689,000    247,373       0.0%
    Hysan Development Co., Ltd.                                 76,000    367,202       0.0%
*   I-CABLE Communications, Ltd.                             1,182,776     37,049       0.0%
    IGG, Inc.                                                  192,000    257,778       0.0%
    International Housewares Retail Co., Ltd.                   54,000     10,182       0.0%
*   iOne Holdings, Ltd.                                        660,000     16,732       0.0%
    IPE Group, Ltd.                                            140,000     35,154       0.0%
#*  IRC, Ltd.                                                  420,533     13,764       0.0%
    IT, Ltd.                                                   194,000    100,507       0.0%
#   ITC Properties Group, Ltd.                                 136,660     50,837       0.0%
    Johnson Electric Holdings, Ltd.                            172,125    694,456       0.0%
    Karrie International Holdings, Ltd.                        232,000     33,921       0.0%
    Kerry Logistics Network, Ltd.                              231,250    318,846       0.0%
    Kerry Properties, Ltd.                                     240,500  1,082,322       0.1%
    Kingmaker Footwear Holdings, Ltd.                          186,000     59,628       0.0%
    Kingston Financial Group, Ltd.                           1,169,000    902,595       0.1%
    Kowloon Development Co., Ltd.                              152,000    173,405       0.0%
*   Kwan On Holdings, Ltd.                                      70,000     12,309       0.0%
    L'Occitane International SA                                122,750    233,230       0.0%
    Lai Fung Holdings, Ltd.                                     27,560     46,459       0.0%
    Lai Sun Development Co., Ltd.                              131,380    237,558       0.0%
    Li & Fung, Ltd.                                          2,498,000  1,258,968       0.1%
    Lifestyle International Holdings, Ltd.                     195,500    268,078       0.0%
    Liu Chong Hing Investment, Ltd.                             42,000     72,183       0.0%
    Luk Fook Holdings International, Ltd.                      134,000    566,846       0.0%
    Lung Kee Bermuda Holdings                                   68,000     32,430       0.0%
#*  Macau Legend Development, Ltd.                           1,025,000    164,410       0.0%
    Magnificent Hotel Investment, Ltd.                         500,000     15,080       0.0%
    Man Wah Holdings, Ltd.                                     577,600    521,833       0.0%
#*  Master Glory Group, Ltd.(BYTP1T9)                        3,838,880     47,757       0.0%
#*  Master Glory Group, Ltd.(BYTP1T9)                          394,860      4,910       0.0%
    Melco International Development, Ltd.                      281,000    770,128       0.0%
    Melco Resorts & Entertainment, Ltd. ADR                     11,953    302,172       0.0%
#   MGM China Holdings, Ltd.                                    89,200    201,227       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                            --------- ---------- ---------------
HONG KONG -- (Continued)
    Microport Scientific Corp.                                 50,000 $   49,346       0.0%
*   Midland Holdings, Ltd.                                    166,666     45,078       0.0%
    Ming Fai International Holdings, Ltd.                     107,000     16,601       0.0%
    Miramar Hotel & Investment                                 31,000     66,930       0.0%
*   Mongolian Mining Corp.                                  1,658,500     51,008       0.0%
    MTR Corp., Ltd.                                            97,766    566,797       0.0%
    NagaCorp, Ltd.                                            890,000    719,063       0.0%
    Nameson Holdings, Ltd.                                    108,000     31,722       0.0%
    National Electronic Hldgs                                  30,800      4,388       0.0%
*   Neo-Neon Holdings, Ltd.                                   136,500     14,885       0.0%
*   NEW Concepts Holdings, Ltd.                                40,000     27,176       0.0%
#*  New Sports Group, Ltd.                                  2,040,000     11,252       0.0%
*   New Times Energy Corp., Ltd.                              444,000     15,362       0.0%
    New World Development Co., Ltd.                         1,330,888  1,984,247       0.1%
*   Newocean Energy Holdings, Ltd.                            466,000    118,927       0.0%
*   Next Digital, Ltd.                                        124,000      7,633       0.0%
*   Nine Express, Ltd.                                        660,000     23,705       0.0%
    NWS Holdings, Ltd.                                        406,508    822,770       0.0%
    Orange Sky Golden Harvest Entertainment Holdings, Ltd.    340,000     23,109       0.0%
    Orient Overseas International, Ltd.                        93,500    900,471       0.1%
    Oriental Watch Holdings                                    96,400     20,744       0.0%
*   Pacific Andes International Holdings, Ltd.              1,128,607      3,964       0.0%
*   Pacific Basin Shipping, Ltd.                            1,578,000    360,335       0.0%
    Pacific Textiles Holdings, Ltd.                           221,000    232,594       0.0%
    Paliburg Holdings, Ltd.                                   222,000     95,943       0.0%
    Papeles y Cartones de Europa SA                            23,327    242,347       0.0%
*   Paradise Entertainment, Ltd.                              132,000     14,213       0.0%
    PCCW, Ltd.                                              1,137,511    627,182       0.0%
*   Pearl Oriental Oil, Ltd.                                  638,000     21,685       0.0%
    Perfect Shape Beauty Technology, Ltd.                      88,000     11,676       0.0%
#   Pico Far East Holdings, Ltd.                              370,000    156,549       0.0%
    Playmates Holdings, Ltd.                                  580,000     77,331       0.0%
    Playmates Toys, Ltd.                                      332,000     52,368       0.0%
    Polytec Asset Holdings, Ltd.                              610,000     51,606       0.0%
    Power Assets Holdings, Ltd.                                53,000    459,463       0.0%
    Prada SpA                                                  47,700    164,520       0.0%
    Public Financial Holdings, Ltd.                            72,000     32,503       0.0%
*   PYI Corp., Ltd.                                         1,406,000     31,216       0.0%
#*  Realord Group Holdings, Ltd.                               72,000     46,889       0.0%
    Regal Hotels International Holdings, Ltd.                 170,000    120,771       0.0%
#   Regina Miracle International Holdings, Ltd.                41,000     39,370       0.0%
    SA SA International Holdings, Ltd.                        273,444     99,230       0.0%
    Samsonite International SA                                310,200  1,297,083       0.1%
    Sands China, Ltd.                                          66,000    311,364       0.0%
    SAS Dragon Holdings, Ltd.                                 216,000     70,638       0.0%
    SEA Holdings, Ltd.                                         94,824     98,688       0.0%
    Shangri-La Asia, Ltd.                                     483,166    962,006       0.1%
#   Shenwan Hongyuan HK, Ltd.                                 232,500     84,432       0.0%
*   Shougang Concord Grand Group, Ltd.                        374,000     11,697       0.0%
    Singamas Container Holdings, Ltd.                         650,000    135,042       0.0%
    Sino Land Co., Ltd.                                       361,307    622,727       0.0%
    SITC International Holdings Co., Ltd.                     526,000    507,361       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                            --------- ---------- ---------------
HONG KONG -- (Continued)
    Sitoy Group Holdings, Ltd.                                203,000 $   46,854       0.0%
    SJM Holdings, Ltd.                                        695,301    597,751       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                206,086    256,591       0.0%
*   SOCAM Development, Ltd.                                    88,444     20,881       0.0%
    Soundwill Holdings, Ltd.                                   25,000     54,106       0.0%
*   South China Financial Holdings, Ltd.                    3,100,000     19,487       0.0%
*   South China Holdings Co., Ltd.                          1,160,000     42,392       0.0%
    Stella International Holdings, Ltd.                       184,000    299,761       0.0%
*   Stelux Holdings International, Ltd.                        43,000      3,365       0.0%
    Strong Petrochemical Holdings, Ltd.                       132,000     26,799       0.0%
#*  Summit Ascent Holdings, Ltd.                               26,000      3,567       0.0%
    Sun Hung Kai & Co., Ltd.                                  340,529    218,290       0.0%
    Sun Hung Kai Properties, Ltd.                             133,588  2,185,418       0.1%
    Swire Pacific, Ltd. Class A                                87,500    864,681       0.0%
    Swire Pacific, Ltd. Class B                               117,500    203,105       0.0%
    Swire Properties, Ltd.                                     69,600    235,194       0.0%
    Tai Sang Land Development, Ltd.                            20,710     14,403       0.0%
    Tai United Holdings, Ltd.                                 495,000     82,513       0.0%
*   Talent Property Group, Ltd.                             1,845,000     22,719       0.0%
    Tao Heung Holdings, Ltd.                                  144,000     26,588       0.0%
    Techtronic Industries Co., Ltd.                           312,500  1,834,442       0.1%
#   Television Broadcasts, Ltd.                               122,400    462,905       0.0%
#   Texwinca Holdings, Ltd.                                   334,000    201,684       0.0%
*   Tom Group, Ltd.                                           162,000     40,929       0.0%
#   Town Health International Medical Group, Ltd.             320,000     30,746       0.0%
    Tradelink Electronic Commerce, Ltd.                       144,000     25,465       0.0%
    Transport International Holdings, Ltd.                    111,600    356,295       0.0%
*   Trinity, Ltd.                                             416,000     34,715       0.0%
*   TSC Group Holdings, Ltd.                                  199,000     20,183       0.0%
    Tsui Wah Holdings, Ltd.                                   280,000     42,380       0.0%
*   United Laboratories International Holdings, Ltd. (The)    332,500    289,482       0.0%
*   Up Energy Development Group, Ltd.                         524,000      1,625       0.0%
*   Value Convergence Holdings, Ltd.                           64,000     11,825       0.0%
    Value Partners Group, Ltd.                                147,954    146,787       0.0%
    Vanke Property Overseas, Ltd.                               2,000      1,219       0.0%
    Vantage International Holdings, Ltd.                      164,000     21,437       0.0%
    Vedan International Holdings, Ltd.                        152,000     15,199       0.0%
*   Victory City International Holdings, Ltd.               1,233,798     32,111       0.0%
    Vitasoy International Holdings, Ltd.                      216,000    499,442       0.0%
#   VSTECS Holdings, Ltd.                                     329,600    152,909       0.0%
#   VTech Holdings, Ltd.                                       36,100    513,222       0.0%
    Wai Kee Holdings, Ltd.                                     26,000     12,133       0.0%
    Water Oasis Group, Ltd.                                   228,000     30,099       0.0%
    WH Group, Ltd.                                          1,640,000  1,661,945       0.1%
    Wharf Holdings, Ltd. (The)                                109,000    992,788       0.1%
    Wheelock & Co., Ltd.                                      129,000    898,671       0.0%
    Win Hanverky Holdings, Ltd.                               116,000     15,176       0.0%
*   Winfull Group Holdings, Ltd.                              280,000      6,493       0.0%
    Wing On Co. International, Ltd.                            32,000    113,278       0.0%
#   Wing Tai Properties, Ltd.                                 102,000     70,657       0.0%
    Wonderful Sky Financial Group Holdings, Ltd.               50,000     12,247       0.0%
    Wynn Macau, Ltd.                                          159,200    408,715       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                               ------- ----------- ---------------
HONG KONG -- (Continued)
    Xinyi Glass Holdings, Ltd.                 760,000 $   736,457       0.0%
    Yeebo International Holdings, Ltd.         106,000      56,523       0.0%
    YGM Trading, Ltd.                           20,000      19,999       0.0%
    Yue Yuen Industrial Holdings, Ltd.         230,500     882,929       0.0%
*   Zhongyu Gas Holdings, Ltd.                  34,000      17,439       0.0%
                                                       -----------       ---
TOTAL HONG KONG                                         71,591,626       2.1%
                                                       -----------       ---
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C.   155,376     269,630       0.0%
    MOL Hungarian Oil & Gas P.L.C.             130,412   1,561,772       0.1%
    OTP Bank P.L.C.                             27,352   1,102,715       0.0%
    Richter Gedeon Nyrt                         15,943     396,575       0.0%
                                                       -----------       ---
TOTAL HUNGARY                                            3,330,692       0.1%
                                                       -----------       ---
INDIA -- (3.0%)
*   3M India, Ltd.                                 176      38,560       0.0%
*   5Paisa Capital, Ltd.                         2,700      10,889       0.0%
    Aarti Industries                             7,444     108,401       0.0%
*   Aban Offshore, Ltd.                          7,592      23,616       0.0%
    ABB India, Ltd.                              1,905      40,790       0.0%
    Abbott India, Ltd.                             184      12,060       0.0%
    ACC, Ltd.                                    7,132     199,276       0.0%
    Adani Enterprises, Ltd.                     72,180     147,822       0.0%
    Adani Ports & Special Economic Zone, Ltd.   84,017     559,270       0.0%
*   Adani Power, Ltd.                          348,909     177,155       0.0%
*   Adani Transmissions, Ltd.                   90,238     289,976       0.0%
*   Aditya Birla Capital, Ltd.                  69,729     191,463       0.0%
*   Aditya Birla Fashion and Retail, Ltd.       73,294     176,943       0.0%
    Aegis Logistics, Ltd.                       36,650     131,191       0.0%
    AIA Engineering, Ltd.                        9,673     205,276       0.0%
    Ajanta Pharma, Ltd.                          4,978      93,690       0.0%
    Akzo Nobel India, Ltd.                       3,176      93,511       0.0%
    Alembic Pharmaceuticals, Ltd.               13,977     109,076       0.0%
    Alembic, Ltd.                               30,658      18,605       0.0%
    Alkem Laboratories, Ltd.                       694      19,979       0.0%
*   Allahabad Bank                              81,372      98,667       0.0%
    Allcargo Logistics, Ltd.                    15,152      40,781       0.0%
    Amara Raja Batteries, Ltd.                  11,770     127,323       0.0%
    Ambuja Cements, Ltd.                        97,375     423,159       0.0%
*   Amtek Auto, Ltd.                            48,317      18,537       0.0%
    Anant Raj, Ltd.                             49,377      45,837       0.0%
*   Andhra Bank                                 88,163      90,266       0.0%
    Apar Industries, Ltd.                        3,922      46,385       0.0%
    Apollo Hospitals Enterprise, Ltd.           11,454     183,460       0.0%
    Apollo Tyres, Ltd.                         112,007     426,190       0.0%
    Arvind, Ltd.                                57,700     357,899       0.0%
    Ashiana Housing, Ltd.                        3,289       8,559       0.0%
    Ashok Leyland, Ltd.                        279,728     566,941       0.0%
    Ashoka Buildcon, Ltd.                       18,131      59,751       0.0%
    Asian Paints, Ltd.                          15,640     285,875       0.0%
    Astral Polytechnik, Ltd.                     2,393      28,254       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
INDIA -- (Continued)
    Atul, Ltd.                                 3,454 $  127,735       0.0%
    Aurobindo Pharma, Ltd.                   106,747  1,256,037       0.1%
    Automotive Axles, Ltd.                     1,553     22,263       0.0%
    Axis Bank, Ltd.                          183,452  1,488,914       0.1%
    Bajaj Auto, Ltd.                           6,148    309,704       0.0%
    Bajaj Corp., Ltd.                          9,221     66,122       0.0%
    Bajaj Electricals, Ltd.                    5,235     31,562       0.0%
    Bajaj Finance, Ltd.                       28,070    780,505       0.1%
    Bajaj Finserv, Ltd.                        8,939    697,536       0.0%
*   Bajaj Hindusthan Sugar, Ltd.             152,226     35,190       0.0%
    Bajaj Holdings & Investment, Ltd.          7,265    334,465       0.0%
    Balaji Amines, Ltd.                        2,112     16,946       0.0%
    Balkrishna Industries, Ltd.               14,453    382,929       0.0%
*   Ballarpur Industries, Ltd.                70,689     15,303       0.0%
    Balmer Lawrie & Co., Ltd.                 18,406     67,257       0.0%
    Balrampur Chini Mills, Ltd.               61,232    162,389       0.0%
    Banco Products India, Ltd.                 3,892     13,318       0.0%
    Bank of Baroda                           109,728    288,589       0.0%
*   Bank of India                             83,859    248,811       0.0%
*   Bank Of Maharashtra                       32,893     14,102       0.0%
    Bata India, Ltd.                          13,096    164,502       0.0%
    BEML, Ltd.                                 5,064    134,053       0.0%
    Berger Paints India, Ltd.                 74,368    307,912       0.0%
*   BF Utilities, Ltd.                         4,550     31,721       0.0%
*   BGR Energy Systems, Ltd.                   2,982      6,626       0.0%
    Bharat Electronics, Ltd.                 100,463    285,692       0.0%
*   Bharat Financial Inclusion, Ltd.          10,060    151,712       0.0%
    Bharat Forge, Ltd.                        69,568    759,380       0.1%
    Bharat Heavy Electricals, Ltd.           192,098    290,842       0.0%
    Bharat Petroleum Corp., Ltd.              65,079    543,396       0.0%
    Bharti Airtel, Ltd.                      161,844  1,245,339       0.1%
    Bharti Infratel, Ltd.                     37,508    256,300       0.0%
    Biocon, Ltd.                              61,119    339,570       0.0%
    Birla Corp., Ltd.                          9,430    166,715       0.0%
    Bliss Gvs Pharma, Ltd.                    14,241     38,399       0.0%
    Blue Dart Express, Ltd.                      564     36,560       0.0%
    Blue Star, Ltd.                            2,257     27,862       0.0%
    Bodal Chemicals, Ltd.                     16,735     46,608       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.   38,560    115,651       0.0%
*   Bombay Rayon Fashions, Ltd.                5,292     10,878       0.0%
    Bosch, Ltd.                                  259     84,052       0.0%
    Brigade Enterprises, Ltd.                 11,841     48,085       0.0%
    Britannia Industries, Ltd.                 2,752    196,880       0.0%
    Cadila Healthcare, Ltd.                   41,130    319,176       0.0%
    Can Fin Homes, Ltd.                       11,250     83,320       0.0%
    Canara Bank                               48,751    306,678       0.0%
    Capital First, Ltd.                        4,425     51,414       0.0%
    Caplin Point Laboratories, Ltd.            5,302     54,815       0.0%
    Carborundum Universal, Ltd.                8,630     48,160       0.0%
    Care Ratings, Ltd.                         3,644     84,710       0.0%
    Castrol India, Ltd.                       13,164     81,334       0.0%
    CCL Products India, Ltd.                  13,096     64,802       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                     SHARES   VALUE++   OF NET ASSETS**
                                                     ------- ---------- ---------------
INDIA -- (Continued)
    Ceat, Ltd.                                         7,440 $  192,340       0.0%
    Century Plyboards India, Ltd.                      6,288     27,390       0.0%
    Century Textiles & Industries, Ltd.               10,906    228,825       0.0%
    Cera Sanitaryware, Ltd.                            1,180     59,578       0.0%
    CESC, Ltd.                                        16,500    259,557       0.0%
*   CG Power and Industrial Solutions, Ltd.          136,819    175,439       0.0%
    Chambal Fertilizers and Chemicals, Ltd.           50,908    119,032       0.0%
    Chennai Petroleum Corp., Ltd.                     11,326     82,148       0.0%
    Chennai Super Kings Cricket, Ltd.                 65,357        426       0.0%
    Cholamandalam Investment and Finance Co., Ltd.    12,636    224,393       0.0%
    Cipla, Ltd.                                       55,878    540,596       0.0%
    City Union Bank, Ltd.                             37,572     93,986       0.0%
    Clariant Chemicals India, Ltd.                     2,206     21,236       0.0%
*   Coffee Day Enterprises, Ltd.                       6,301     21,604       0.0%
    Colgate-Palmolive India, Ltd.                      9,498    155,878       0.0%
    Container Corp. Of India, Ltd.                     9,568    204,004       0.0%
    Coromandel International, Ltd.                    29,420    233,861       0.0%
*   Corp. Bank                                        47,980     33,497       0.0%
    Cox & Kings, Ltd.                                 34,606    139,623       0.0%
    CRISIL, Ltd.                                       3,167     87,993       0.0%
    Crompton Greaves Consumer Electricals, Ltd.       78,725    268,529       0.0%
    Cummins India, Ltd.                                9,452    132,095       0.0%
    Cyient, Ltd.                                       4,225     35,267       0.0%
    Dabur India, Ltd.                                 35,944    185,006       0.0%
    Dalmia Bharat Sugar & Industries, Ltd.             8,158     23,183       0.0%
    Dalmia Bharat, Ltd.                                8,220    380,981       0.0%
    DB Corp., Ltd.                                    10,796     60,050       0.0%
*   DB Realty, Ltd.                                   17,964     10,479       0.0%
    DCB Bank, Ltd.                                    84,118    230,972       0.0%
    DCM Shriram, Ltd.                                 12,945    105,066       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.   13,545     99,199       0.0%
    Deepak Nitrite, Ltd.                               5,702     19,181       0.0%
    Delta Corp., Ltd.                                 30,239    124,056       0.0%
*   DEN Networks, Ltd.                                17,677     23,430       0.0%
*   Dena Bank                                         73,169     31,386       0.0%
    Dewan Housing Finance Corp., Ltd.                 71,561    709,546       0.0%
    Dhampur Sugar Mills, Ltd.                         12,251     59,883       0.0%
    Dhanuka Agritech, Ltd.                             2,609     25,989       0.0%
*   Dish TV India, Ltd.                               76,802     92,098       0.0%
*   Dishman Carbogen Amcis, Ltd.                      14,314     65,469       0.0%
    Divi's Laboratories, Ltd.                         28,775    391,925       0.0%
    DLF, Ltd.                                         91,951    286,684       0.0%
#   Dr Reddy's Laboratories, Ltd. ADR                 12,143    441,641       0.0%
    Dredging Corp. Of India, Ltd.                      4,639     40,119       0.0%
*   Dynamatic Technologies, Ltd.                       1,070     35,954       0.0%
    eClerx Services, Ltd.                              7,056    140,574       0.0%
    Eicher Motors, Ltd.                                2,071  1,030,730       0.1%
    EID Parry India, Ltd.                             23,942    137,841       0.0%
    EIH, Ltd.                                         28,044     66,520       0.0%
    Electrosteel Castings, Ltd.                       29,267     14,465       0.0%
    Elgi Equipments, Ltd.                              4,602     17,134       0.0%
    Emami, Ltd.                                        4,358     84,916       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                          SHARES  VALUE++  OF NET ASSETS**
                                                          ------- -------- ---------------
INDIA -- (Continued)
    Engineers India, Ltd.                                  57,102 $163,964       0.0%
*   Eros International Media, Ltd.                         10,555   34,133       0.0%
    Escorts, Ltd.                                          23,174  272,318       0.0%
    Essel Propack, Ltd.                                    16,677   73,435       0.0%
*   Eveready Industries India, Ltd.                         8,237   42,942       0.0%
    Exide Industries, Ltd.                                 88,368  286,167       0.0%
    FDC, Ltd.                                              10,793   31,849       0.0%
    Federal Bank, Ltd.                                    377,941  712,233       0.0%
*   Federal-Mogul Goetze India, Ltd.                        1,631   12,631       0.0%
    FIEM Industries, Ltd.                                   2,558   36,691       0.0%
    Finolex Cables, Ltd.                                   19,393  183,926       0.0%
    Finolex Industries, Ltd.                               15,310  169,142       0.0%
*   Firstsource Solutions, Ltd.                            78,398   53,330       0.0%
*   Fortis Healthcare, Ltd.                                54,651  121,729       0.0%
*   Future Retail, Ltd.                                    41,879  336,044       0.0%
    Gabriel India, Ltd.                                    19,798   60,290       0.0%
    GAIL India, Ltd.                                       81,424  584,927       0.0%
    Garware Wall Ropes, Ltd.                                1,870   27,321       0.0%
    Gateway Distriparks, Ltd.                              23,895   97,122       0.0%
    Gati, Ltd.                                             16,078   29,690       0.0%
    Gayatri Projects, Ltd.                                  9,850   29,509       0.0%
    GHCL, Ltd.                                             19,423   68,106       0.0%
    GIC Housing Finance, Ltd.                               8,499   63,602       0.0%
    Gillette India, Ltd.                                      708   65,255       0.0%
    GlaxoSmithKline Consumer Healthcare, Ltd.                 735   57,585       0.0%
    GlaxoSmithKline Pharmaceuticals, Ltd.                     514   20,422       0.0%
    Glenmark Pharmaceuticals, Ltd.                         11,592  110,795       0.0%
*   GMR Infrastructure, Ltd.                              764,867  227,680       0.0%
    Godfrey Phillips India, Ltd.                            3,450   53,577       0.0%
    Godrej Consumer Products, Ltd.                         12,844  185,211       0.0%
    Godrej Industries, Ltd.                                16,321  149,200       0.0%
*   Godrej Properties, Ltd.                                17,152  180,395       0.0%
    Granules India, Ltd.                                   27,599   59,527       0.0%
    Graphite India, Ltd.                                   13,582  104,328       0.0%
    Grasim Industries, Ltd.                                49,807  946,302       0.1%
    Great Eastern Shipping Co., Ltd. (The)                 24,793  149,233       0.0%
    Greaves Cotton, Ltd.                                   35,151   69,798       0.0%
    Greenply Industries, Ltd.                              11,202   48,297       0.0%
    Grindwell Norton, Ltd.                                  2,042   15,018       0.0%
    Gruh Finance, Ltd.                                     22,005  169,904       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                      9,984  122,607       0.0%
    Gujarat Fluorochemicals, Ltd.                          12,560  180,589       0.0%
    Gujarat Gas, Ltd.                                       7,972  111,026       0.0%
    Gujarat Industries Power Co., Ltd.                      7,374   16,254       0.0%
    Gujarat Mineral Development Corp., Ltd.                40,207  108,974       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.   15,978  128,618       0.0%
    Gujarat Pipavav Port, Ltd.                             25,705   56,108       0.0%
    Gujarat State Fertilizers & Chemicals, Ltd.            40,083   99,698       0.0%
    Gujarat State Petronet, Ltd.                           65,874  207,738       0.0%
    Gulf Oil Lubricants India, Ltd.                         1,052   12,784       0.0%
*   GVK Power & Infrastructure, Ltd.                       63,703   18,431       0.0%
*   Hathway Cable & Datacom, Ltd.                          68,907   32,507       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE++   OF NET ASSETS**
                                                ------- ---------- ---------------
INDIA -- (Continued)
    Hatsun Agro Products, Ltd.                    1,563 $   17,232       0.0%
    Havells India, Ltd.                          29,435    220,700       0.0%
*   HCL Infosystems, Ltd.                        36,732     27,155       0.0%
    HCL Technologies, Ltd.                       72,993    964,068       0.1%
    HDFC Bank, Ltd.                              51,927  1,452,139       0.1%
    HDFC Bank, Ltd. ADR                           2,000    184,600       0.0%
*   HEG, Ltd.                                     2,691     71,377       0.0%
    HeidelbergCement India, Ltd.                 32,536     74,794       0.0%
    Heritage Foods, Ltd.                          4,050     48,909       0.0%
    Hero MotoCorp, Ltd.                           3,652    217,562       0.0%
    Hexaware Technologies, Ltd.                  39,420    173,290       0.0%
    Hikal, Ltd.                                   4,156     16,295       0.0%
*   Himachal Futuristic Communications, Ltd.    241,925    110,598       0.0%
    Himadri Speciality Chemical, Ltd.            18,499     49,487       0.0%
    Himatsingka Seide, Ltd.                      24,860    141,272       0.0%
    Hindalco Industries, Ltd.                   339,703  1,405,279       0.1%
    Hinduja Global Solutions, Ltd.                1,337     11,911       0.0%
    Hindustan Petroleum Corp., Ltd.              66,402    458,214       0.0%
    Hindustan Unilever, Ltd.                     12,486    238,919       0.0%
    Honeywell Automation India, Ltd.                588    143,866       0.0%
*   Housing Development & Infrastructure, Ltd.  146,987    133,271       0.0%
    Housing Development Finance Corp., Ltd.      35,128    922,924       0.1%
    HSIL, Ltd.                                   13,542     88,433       0.0%
    HT Media, Ltd.                               25,167     39,894       0.0%
    ICICI Bank, Ltd.                             50,380    236,094       0.0%
    ICICI Bank, Ltd. Sponsored ADR               97,108    888,538       0.1%
*   IDBI Bank, Ltd.                             221,811    215,683       0.0%
    Idea Cellular, Ltd.                         702,933  1,007,256       0.1%
    IDFC Bank, Ltd.                             142,144    124,300       0.0%
    IDFC, Ltd.                                  142,144    138,405       0.0%
*   IFB Industries, Ltd.                          1,731     25,696       0.0%
*   IFCI, Ltd.                                  304,825    114,665       0.0%
    IIFL Holdings, Ltd.                          67,491    641,133       0.0%
*   IL&FS Transportation Networks, Ltd.          35,448     48,996       0.0%
    India Cements, Ltd. (The)                    82,812    248,980       0.0%
    Indiabulls Housing Finance, Ltd.             80,939  1,555,113       0.1%
    Indiabulls Ventures, Ltd.                    10,382     45,778       0.0%
    Indian Bank                                  37,162    179,777       0.0%
    Indian Hotels Co., Ltd. (The)                80,106    140,699       0.0%
    Indian Hume Pipe Co., Ltd.                    3,318     25,918       0.0%
    Indian Metals & Ferro Alloys, Ltd.              924      9,711       0.0%
    Indian Oil Corp., Ltd.                       53,620    344,283       0.0%
*   Indian Overseas Bank                        175,339     68,395       0.0%
    Indo Count Industries, Ltd.                  20,679     37,984       0.0%
    Indoco Remedies, Ltd.                         2,590     10,526       0.0%
    Indraprastha Gas, Ltd.                       10,376    254,024       0.0%
    IndusInd Bank, Ltd.                           6,438    162,096       0.0%
    Infosys, Ltd.                               160,736  2,288,941       0.1%
    Infosys, Ltd. Sponsored ADR                  11,240    166,914       0.0%
    Ingersoll-Rand India, Ltd.                    4,075     50,185       0.0%
*   Inox Leisure, Ltd.                           13,016     49,283       0.0%
*   Intellect Design Arena, Ltd.                 15,315     33,243       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                           SHARES   VALUE++   OF NET ASSETS**
                                                           ------- ---------- ---------------
INDIA -- (Continued)
*   International Paper APPM, Ltd.                           2,357 $   10,496       0.0%
    Ipca Laboratories, Ltd.                                  9,259     76,341       0.0%
    IRB Infrastructure Developers, Ltd.                     48,779    183,511       0.0%
    ITC, Ltd.                                               75,464    310,013       0.0%
    ITD Cementation India, Ltd.                             11,942     33,421       0.0%
    J Kumar Infraprojects, Ltd.                             13,503     55,289       0.0%
    Jagran Prakashan, Ltd.                                  35,220     96,563       0.0%
    Jain Irrigation Systems, Ltd.                          130,917    207,968       0.0%
*   Jaiprakash Associates, Ltd.                            687,877    196,709       0.0%
*   Jammu & Kashmir Bank, Ltd. (The)                        85,852    109,419       0.0%
    Jamna Auto Industries, Ltd.                             34,285     34,960       0.0%
*   Jaypee Infratech, Ltd.                                 142,082     29,576       0.0%
    JB Chemicals & Pharmaceuticals, Ltd.                     7,449     33,038       0.0%
    JBF Industries, Ltd.                                    13,990     47,958       0.0%
*   Jet Airways India, Ltd.                                  5,097     46,131       0.0%
    Jindal Poly Films, Ltd.                                  3,631     22,551       0.0%
    Jindal Saw, Ltd.                                        62,028    119,501       0.0%
*   Jindal Stainless Hisar, Ltd.                            23,161     82,707       0.0%
*   Jindal Stainless, Ltd.                                  22,220     40,838       0.0%
*   Jindal Steel & Power, Ltd.                             129,450    326,843       0.0%
*   JITF Infralogistics, Ltd.                                4,986      2,917       0.0%
    JK Cement, Ltd.                                          7,075    108,682       0.0%
    JK Lakshmi Cement, Ltd.                                  4,965     33,059       0.0%
    JK Paper, Ltd.                                          21,301     37,234       0.0%
    JK Tyre & Industries, Ltd.                              29,960     67,458       0.0%
    JM Financial, Ltd.                                      70,734    179,863       0.0%
    Johnson Controls-Hitachi Air Conditioning India, Ltd.    1,603     58,295       0.0%
    JSW Energy, Ltd.                                       203,938    268,043       0.0%
    JSW Steel, Ltd.                                        397,413  1,593,700       0.1%
    Jubilant Foodworks, Ltd.                                 8,035    202,543       0.0%
    Jubilant Life Sciences, Ltd.                            31,745    314,159       0.0%
*   Just Dial, Ltd.                                         17,550    125,324       0.0%
    Jyothy Laboratories, Ltd.                                7,235     44,429       0.0%
    Kajaria Ceramics, Ltd.                                  15,747    165,516       0.0%
    Kalpataru Power Transmission, Ltd.                      24,528    141,934       0.0%
    Kalyani Steels, Ltd.                                     8,223     53,254       0.0%
    Kansai Nerolac Paints, Ltd.                              7,181     57,334       0.0%
    Karnataka Bank, Ltd. (The)                              67,981    171,080       0.0%
    Karur Vysya Bank, Ltd. (The)                            72,791    142,585       0.0%
    Kaveri Seed Co., Ltd.                                    6,663     58,979       0.0%
    KCP, Ltd.                                               19,778     37,487       0.0%
    KEC International, Ltd.                                 36,898    166,616       0.0%
    Kirloskar Brothers, Ltd.                                11,621     45,264       0.0%
    Kitex Garments, Ltd.                                     9,492     34,051       0.0%
    KNR Constructions, Ltd.                                  7,531     29,052       0.0%
    Kolte-Patil Developers, Ltd.                             6,342     24,780       0.0%
    Kotak Mahindra Bank, Ltd.                               65,068  1,032,001       0.1%
    KPIT Technologies, Ltd.                                 55,541    125,890       0.0%
    KPR Mill, Ltd.                                           4,469     55,902       0.0%
    KRBL, Ltd.                                              22,196    221,968       0.0%
    KSB Pumps, Ltd.                                          1,172     15,308       0.0%
    Kwality, Ltd.                                           27,994     43,506       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                  SHARES   VALUE++   OF NET ASSETS**
                                                  ------- ---------- ---------------
INDIA -- (Continued)
    L&T Finance Holdings, Ltd.                    188,906 $  588,356       0.0%
    Lakshmi Machine Works, Ltd.                       669     60,596       0.0%
    Lakshmi Vilas Bank, Ltd. (The)                 23,757     55,255       0.0%
    Larsen & Toubro, Ltd.                          28,679    542,155       0.0%
    LEEL Electricals Ltd.                           4,387     20,281       0.0%
    LG Balakrishnan & Bros, Ltd.                    1,362     19,774       0.0%
    LIC Housing Finance, Ltd.                     109,312  1,012,101       0.1%
    Linde India, Ltd.                               5,728     38,580       0.0%
    LT Foods, Ltd.                                 10,998     11,594       0.0%
    Lupin, Ltd.                                    12,300    194,958       0.0%
    Mahindra & Mahindra Financial Services, Ltd.   73,854    494,057       0.0%
    Mahindra & Mahindra, Ltd.                      50,626  1,052,721       0.1%
    Mahindra & Mahindra, Ltd. Sponsored GDR        12,272    255,948       0.0%
*   Mahindra CIE Automotive, Ltd.                  13,377     51,830       0.0%
    Mahindra Holidays & Resorts India, Ltd.         9,011     52,332       0.0%
    Mahindra Lifespace Developers, Ltd.             6,749     46,225       0.0%
    Man Infraconstruction, Ltd.                    22,903     22,541       0.0%
    Manappuram Finance, Ltd.                      190,164    297,098       0.0%
    Mangalore Refinery & Petrochemicals, Ltd.      63,805    141,331       0.0%
    Marico, Ltd.                                   44,813    218,325       0.0%
    Marksans Pharma, Ltd.                          69,107     47,803       0.0%
    Maruti Suzuki India, Ltd.                       7,420    942,314       0.1%
    Max Financial Services, Ltd.                    5,889     53,180       0.0%
*   MAX India, Ltd.                                26,905     56,349       0.0%
*   Max Ventures & Industries, Ltd.                 5,381      6,981       0.0%
    Mayur Uniquoters, Ltd.                          3,760     26,243       0.0%
    McLeod Russel India, Ltd.                      24,846     63,416       0.0%
    Meghmani Organics, Ltd.                        25,968     47,289       0.0%
    Mercator, Ltd.                                 59,332     41,744       0.0%
    Merck, Ltd.                                     2,147     36,903       0.0%
    Minda Corp., Ltd.                               6,994     15,432       0.0%
    Minda Industries, Ltd.                          4,068     51,387       0.0%
    MindTree, Ltd.                                 30,347    225,078       0.0%
    Mirza International, Ltd.                      11,206     27,715       0.0%
    Monsanto India, Ltd.                               98      3,754       0.0%
    Motherson Sumi Systems, Ltd.                   66,076    371,775       0.0%
    Motilal Oswal Financial Services, Ltd.          6,733    142,735       0.0%
    Mphasis, Ltd.                                  15,087    160,722       0.0%
    MRF, Ltd.                                         486    499,428       0.0%
    Muthoot Finance, Ltd.                          34,485    262,794       0.0%
*   Nagarjuna Fertilizers & Chemicals, Ltd.        69,051     19,287       0.0%
    Natco Pharma, Ltd.                             12,555    188,730       0.0%
    National Aluminium Co., Ltd.                  193,656    285,608       0.0%
    Nava Bharat Ventures, Ltd.                     27,373     59,557       0.0%
    Navin Fluorine International, Ltd.              3,575     41,080       0.0%
*   Navkar Corp., Ltd.                              7,149     21,254       0.0%
    Navneet Education, Ltd.                        17,351     44,672       0.0%
    NCC, Ltd.                                     165,699    279,728       0.0%
    NESCO, Ltd.                                     4,656     36,804       0.0%
    Nestle India, Ltd.                              1,275    141,804       0.0%
*   Neuland Laboratories, Ltd.                        504      8,597       0.0%
    NHPC, Ltd.                                    168,062     74,397       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                  SHARES   VALUE++   OF NET ASSETS**
                                                  ------- ---------- ---------------
INDIA -- (Continued)
    NIIT Technologies, Ltd.                        14,991 $  156,385       0.0%
    Nilkamal, Ltd.                                  1,989     49,423       0.0%
    NOCIL, Ltd.                                    25,360     71,961       0.0%
    NTPC, Ltd.                                     82,106    228,910       0.0%
    Oberoi Realty, Ltd.                            25,372    185,970       0.0%
    OCL India, Ltd.                                 4,153     92,348       0.0%
    Oil & Natural Gas Corp., Ltd.                  29,660     87,639       0.0%
    Oil India, Ltd.                                25,908    147,749       0.0%
    Omaxe, Ltd.                                    14,260     45,079       0.0%
    OnMobile Global, Ltd.                          13,911     12,807       0.0%
    Oracle Financial Services Software, Ltd.        2,808    151,385       0.0%
    Orient Cement, Ltd.                             9,034     23,494       0.0%
*   Oriental Bank of Commerce                      43,463     94,594       0.0%
    Page Industries, Ltd.                             620    189,616       0.0%
*   Patel Engineering, Ltd.                        20,188     25,462       0.0%
    PC Jeweller, Ltd.                              26,664    144,113       0.0%
    Persistent Systems, Ltd.                        7,632     77,214       0.0%
    Petronet LNG, Ltd.                            113,496    455,836       0.0%
    Pfizer, Ltd.                                    2,484     66,209       0.0%
    Phillips Carbon Black, Ltd.                     4,718     67,340       0.0%
    Phoenix Mills, Ltd. (The)                      10,503     85,817       0.0%
    PI Industries, Ltd.                            18,863    239,067       0.0%
    Pidilite Industries, Ltd.                      11,464    138,395       0.0%
    Piramal Enterprises, Ltd.                      10,493    443,891       0.0%
*   Polaris Consulting & Services, Ltd.             7,820     34,206       0.0%
    Power Finance Corp., Ltd.                     264,862    570,249       0.0%
    Power Grid Corp. of India, Ltd.                75,063    245,578       0.0%
    Prabhat Dairy, Ltd.                            11,670     25,632       0.0%
    Praj Industries, Ltd.                          38,085     46,483       0.0%
*   Prakash Industries, Ltd.                       18,220     41,685       0.0%
    Prestige Estates Projects, Ltd.                43,808    207,681       0.0%
    Procter & Gamble Hygiene & Health Care, Ltd.      791    105,943       0.0%
    PTC India Financial Services, Ltd.             51,751     32,546       0.0%
    PTC India, Ltd.                                75,922    144,233       0.0%
*   Punjab & Sind Bank                             15,909     12,351       0.0%
*   Punjab National Bank                           98,742    301,458       0.0%
    PVR, Ltd.                                       8,235    176,783       0.0%
    Radico Khaitan, Ltd.                           19,617     66,396       0.0%
    Rain Industries, Ltd.                          51,180    213,711       0.0%
    Rajesh Exports, Ltd.                           26,295    317,580       0.0%
    Rallis India, Ltd.                             14,230     53,858       0.0%
    Ramco Cements, Ltd. (The)                      21,651    240,221       0.0%
    Ramco Industries, Ltd.                          6,675     30,911       0.0%
    Rashtriya Chemicals & Fertilizers, Ltd.        39,060     54,481       0.0%
*   RattanIndia Power, Ltd.                       305,973     26,695       0.0%
    Raymond, Ltd.                                  13,999    192,880       0.0%
    Redington India, Ltd.                          79,595    193,321       0.0%
    Relaxo Footwears, Ltd.                          3,596     30,541       0.0%
*   Reliance Communications, Ltd.                 314,737     83,380       0.0%
    Reliance Industries, Ltd.                     124,120  1,810,671       0.1%
    Reliance Industries, Ltd. GDR(B16CYP903)       18,710    537,077       0.0%
    Reliance Industries, Ltd. GDR(759470107)        8,282    237,693       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                             SHARES  VALUE++  OF NET ASSETS**
                                             ------- -------- ---------------
   INDIA -- (Continued)
       Reliance Infrastructure, Ltd.          28,168 $218,707       0.0%
   *   Reliance Naval and Engineering, Ltd.   41,874   35,055       0.0%
   *   Reliance Power, Ltd.                  225,835  142,168       0.0%
       Repco Home Finance, Ltd.                5,419   51,892       0.0%
   *   Rolta India, Ltd.                      34,772   30,306       0.0%
       Rural Electrification Corp., Ltd.     367,901  986,436       0.1%
       Sadbhav Engineering, Ltd.               6,929   33,876       0.0%
       Sangam India, Ltd.                      2,880    8,608       0.0%
       Sanghvi Movers, Ltd.                    6,071   15,957       0.0%
       Sanofi India, Ltd.                      1,931  124,238       0.0%
       Schaeffler India, Ltd.                  1,115   88,027       0.0%
       Sharda Cropchem, Ltd.                   5,292   36,016       0.0%
       Shilpa Medicare, Ltd.                   3,332   34,805       0.0%
   *   Shipping Corp. of India, Ltd.          48,621   69,304       0.0%
       Shree Cement, Ltd.                      1,212  352,656       0.0%
       Shriram City Union Finance, Ltd.        1,488   52,980       0.0%
       Shriram Transport Finance Co., Ltd.    31,868  576,660       0.0%
       Siemens, Ltd.                           1,769   34,731       0.0%
       Simplex Infrastructures, Ltd.           3,825   31,360       0.0%
       Sintex Industries, Ltd.               132,335   54,554       0.0%
   *   Sintex Plastics Technology, Ltd.      132,335  190,010       0.0%
       Siyaram Silk Mills, Ltd.                1,925   17,647       0.0%
       SJVN, Ltd.                             85,579   47,057       0.0%
       SKF India, Ltd.                         3,506   88,834       0.0%
       Skipper, Ltd.                           4,215   16,257       0.0%
       SML ISUZU, Ltd.                         2,162   35,506       0.0%
       Sobha, Ltd.                            18,584  146,389       0.0%
       Solar Industries India, Ltd.            1,211   19,189       0.0%
       Somany Ceramics, Ltd.                   1,743   22,954       0.0%
       Sonata Software, Ltd.                  14,463   40,110       0.0%
       South Indian Bank, Ltd. (The)         430,148  203,947       0.0%
       SREI Infrastructure Finance, Ltd.      85,602  152,374       0.0%
       SRF, Ltd.                               8,369  218,284       0.0%
       Srikalahasthi Pipes, Ltd.               2,107   11,789       0.0%
   *   Star Cement, Ltd.                       8,363   15,170       0.0%
       State Bank of India                    92,382  437,372       0.0%
       State Bank of India GDR(513109900)        226   10,698       0.0%
       State Bank of India GDR(856552203)        490   23,152       0.0%
   *   Steel Authority of India, Ltd.        115,173  138,281       0.0%
       Sterlite Technologies, Ltd.            45,756  202,884       0.0%
       Strides Shasun, Ltd.                   16,632  212,065       0.0%
       Subros, Ltd.                            7,463   31,568       0.0%
       Sudarshan Chemical Industries, Ltd.     3,663   22,567       0.0%
       Sun Pharmaceutical Industries, Ltd.    93,383  796,966       0.1%
       Sun TV Network, Ltd.                   39,645  524,723       0.0%
       Sundaram-Clayton, Ltd.                    288   26,462       0.0%
       Sundram Fasteners, Ltd.                24,211  193,114       0.0%
       Sunteck Realty, Ltd.                   16,128   87,486       0.0%
       Supreme Industries, Ltd.               13,945  241,648       0.0%
       Supreme Petrochem, Ltd.                17,029   95,701       0.0%
   *   Surya Roshni, Ltd.                     10,195   58,395       0.0%
   *   Suzlon Energy, Ltd.                   677,828  177,671       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
INDIA -- (Continued)
    Swaraj Engines, Ltd.                       1,485 $   47,649       0.0%
    Symphony, Ltd.                             2,202     49,352       0.0%
*   Syndicate Bank                            92,012    116,771       0.0%
    Syngene International, Ltd.                1,411     11,012       0.0%
    TAKE Solutions, Ltd.                      15,100     40,363       0.0%
    Tamil Nadu Newsprint & Papers, Ltd.       12,488     70,325       0.0%
    Tata Chemicals, Ltd.                      27,797    314,656       0.0%
    Tata Communications, Ltd.                 12,550    133,099       0.0%
    Tata Consultancy Services, Ltd.           17,462    706,396       0.0%
    Tata Elxsi, Ltd.                           9,456    122,620       0.0%
    Tata Global Beverages, Ltd.              136,535    480,353       0.0%
*   Tata Motors, Ltd.                        181,427  1,201,391       0.1%
    Tata Power Co., Ltd. (The)               271,470    357,210       0.0%
    Tata Steel, Ltd.                         114,871  1,248,833       0.1%
*   Tata Teleservices Maharashtra, Ltd.      202,759     25,861       0.0%
    TCI Express, Ltd.                          3,908     34,286       0.0%
    Tech Mahindra, Ltd.                      173,871  1,296,231       0.1%
*   Techno Electric & Engineering Co., Ltd.   12,469     69,384       0.0%
    Thermax, Ltd.                              5,973     91,399       0.0%
    Thomas Cook India, Ltd.                   12,185     44,883       0.0%
    TI Financial Holdings, Ltd.               22,665    206,130       0.0%
    Tide Water Oil Co India, Ltd.                138     13,688       0.0%
    Time Technoplast, Ltd.                    45,379    130,965       0.0%
    Timken India, Ltd.                         5,879     70,308       0.0%
    Titagarh Wagons, Ltd.                     15,510     34,510       0.0%
    Titan Co., Ltd.                           17,242    170,261       0.0%
    Torrent Pharmaceuticals, Ltd.              8,466    165,770       0.0%
    Torrent Power, Ltd.                       29,991    125,629       0.0%
    Transport Corp. of India, Ltd.            11,637     50,476       0.0%
    Trent, Ltd.                                6,550     29,907       0.0%
    Trident, Ltd.                             39,676     63,038       0.0%
    Triveni Engineering & Industries, Ltd.    30,673     44,930       0.0%
    Triveni Turbine, Ltd.                     34,817     70,063       0.0%
    TTK Prestige, Ltd.                           355     35,823       0.0%
*   Tube Investments of India, Ltd.           22,665     85,101       0.0%
    TV Today Network, Ltd.                     7,721     42,479       0.0%
*   TV18 Broadcast, Ltd.                     190,935    128,435       0.0%
    TVS Motor Co., Ltd.                       34,636    387,961       0.0%
    TVS Srichakra, Ltd.                          367     18,180       0.0%
*   UCO Bank                                 163,070     81,369       0.0%
    Uflex, Ltd.                               15,054    106,119       0.0%
    UFO Moviez India, Ltd.                     5,376     35,797       0.0%
    Ultratech Cement, Ltd.                     4,462    303,424       0.0%
    Unichem Laboratories, Ltd.                16,164     76,825       0.0%
*   Union Bank of India                       74,597    203,860       0.0%
*   Unitech, Ltd.                            958,605     99,374       0.0%
    United Breweries, Ltd.                     6,518    103,309       0.0%
*   United Spirits, Ltd.                       5,422    255,529       0.0%
    UPL, Ltd.                                 86,770  1,071,797       0.1%
    V-Guard Industries, Ltd.                  18,592     61,552       0.0%
    VA Tech Wabag, Ltd.                       10,769     97,585       0.0%
    Vakrangee, Ltd.                           37,386    324,493       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                           SHARES     VALUE++    OF NET ASSETS**
                                                          --------- ------------ ---------------
INDIA -- (Continued)
    Vardhman Textiles, Ltd.                                   6,586 $    131,012       0.0%
    Vedanta, Ltd.                                           239,791    1,231,573       0.1%
    Vedanta, Ltd. ADR                                        28,241      581,773       0.0%
    Venky's India, Ltd.                                       1,145       41,727       0.0%
*   Videocon Industries, Ltd.                                32,482        8,030       0.0%
    Vijaya Bank                                              99,496      101,651       0.0%
    Vinati Organics, Ltd.                                     5,750       90,614       0.0%
    VIP Industries, Ltd.                                     10,856       48,376       0.0%
    Voltas, Ltd.                                             27,567      241,742       0.0%
    VRL Logistics, Ltd.                                       9,729       53,938       0.0%
    VST Industries, Ltd.                                        351       17,137       0.0%
    WABCO India, Ltd.                                           446       43,369       0.0%
    Welspun Corp., Ltd.                                      36,901       83,863       0.0%
    Welspun India, Ltd.                                     118,610      122,804       0.0%
    West Coast Paper Mills, Ltd.                              8,293       23,923       0.0%
    Whirlpool of India, Ltd.                                  4,838      102,457       0.0%
    Wipro, Ltd.                                             159,764      727,774       0.1%
    Wockhardt, Ltd.                                           9,139       91,399       0.0%
    Yes Bank, Ltd.                                          328,095    1,596,584       0.1%
    Zee Entertainment Enterprises, Ltd.                      39,386      330,659       0.0%
    Zensar Technologies, Ltd.                                 4,461       54,234       0.0%
                                                                    ------------       ---
TOTAL INDIA                                                          100,857,413       3.0%
                                                                    ------------       ---
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT                         1,298,400      120,155       0.0%
    Adaro Energy Tbk PT                                   6,459,400      869,273       0.1%
    Adhi Karya Persero Tbk PT                               784,987      126,732       0.0%
    Agung Podomoro Land Tbk PT                            2,441,400       47,170       0.0%
    AKR Corporindo Tbk PT                                   257,200      141,315       0.0%
    Alam Sutera Realty Tbk PT                             4,425,100      132,586       0.0%
*   Aneka Tambang Persero Tbk PT                          3,299,420      156,918       0.0%
    Arwana Citramulia Tbk PT                                232,600        6,584       0.0%
    Asahimas Flat Glass Tbk PT                               86,500       42,749       0.0%
    Astra Agro Lestari Tbk PT                               211,589      227,407       0.0%
    Astra International Tbk PT                            1,459,400      860,851       0.1%
    Bank Bukopin Tbk                                      1,262,200       51,669       0.0%
    Bank Central Asia Tbk PT                                388,600      598,615       0.0%
    Bank Danamon Indonesia Tbk PT                           822,263      309,310       0.0%
    Bank Mandiri Persero Tbk PT                           2,067,018    1,073,613       0.1%
    Bank Negara Indonesia Persero Tbk PT                    836,920      469,152       0.0%
*   Bank Pan Indonesia Tbk PT                             1,316,000      105,798       0.0%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT    894,500      161,599       0.0%
    Bank Pembangunan Daerah Jawa Timur Tbk PT             1,178,900       60,421       0.0%
*   Bank Permata Tbk PT                                   1,083,325       51,906       0.0%
    Bank Rakyat Indonesia Persero Tbk PT                  1,134,400    1,305,127       0.1%
    Bank Tabungan Negara Persero Tbk PT                   1,893,441      385,313       0.0%
    Bank Tabungan Pensiunan Nasional Tbk PT                  54,000       10,151       0.0%
*   Barito Pacific Tbk PT                                 2,332,100      347,422       0.0%
*   Bayan Resources Tbk PT                                   16,000       12,944       0.0%
    Bekasi Fajar Industrial Estate Tbk PT                 2,056,600       43,108       0.0%
*   Benakat Integra Tbk PT                                3,406,400       21,123       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                             SHARES   VALUE++  OF NET ASSETS**
                                           ---------- -------- ---------------
 INDONESIA -- (Continued)
     BISI International Tbk PT                468,500 $ 56,652       0.0%
     Bumi Serpong Damai Tbk PT              2,092,800  265,621       0.0%
 *   Bumi Teknokultura Unggul Tbk PT        2,300,800   28,841       0.0%
     Charoen Pokphand Indonesia Tbk PT        971,000  236,299       0.0%
     Ciputra Development Tbk PT             4,791,071  427,506       0.0%
 *   Citra Marga Nusaphala Persada Tbk PT     517,167   51,616       0.0%
 *   Delta Dunia Makmur Tbk PT              2,899,300  193,487       0.0%
 *   Eagle High Plantations Tbk PT          4,587,600   82,556       0.0%
     Elnusa Tbk PT                          1,814,900   41,268       0.0%
     Erajaya Swasembada Tbk PT                382,200   22,260       0.0%
 *   Eureka Prima Jakarta Tbk PT              764,400    5,579       0.0%
     Gajah Tunggal Tbk PT                     689,200   35,336       0.0%
 *   Garuda Indonesia Persero Tbk PT        1,784,500   48,121       0.0%
     Global Mediacom Tbk PT                 2,871,600  123,853       0.0%
     Gudang Garam Tbk PT                       31,000  159,986       0.0%
 *   Hanson International Tbk PT           16,859,600  146,740       0.0%
 *   Holcim Indonesia Tbk PT                  435,500   26,507       0.0%
     Indah Kiat Pulp & Paper Corp. Tbk PT     980,300  381,310       0.0%
 *   Indika Energy Tbk PT                     809,600  134,346       0.0%
     Indo Tambangraya Megah Tbk PT            141,800  232,132       0.0%
     Indocement Tunggal Prakarsa Tbk PT       177,400  293,542       0.0%
     Indofood CBP Sukses Makmur Tbk PT        102,500   66,529       0.0%
     Indofood Sukses Makmur Tbk PT          1,242,500  751,157       0.1%
     Indosat Tbk PT                           176,750   78,189       0.0%
     Inovisi Infracom Tbk PT                    7,778        5       0.0%
     Intiland Development Tbk PT            2,790,300   79,868       0.0%
     Japfa Comfeed Indonesia Tbk PT         1,759,400  178,429       0.0%
     Jasa Marga Persero Tbk PT                255,626  122,516       0.0%
     Kalbe Farma Tbk PT                     2,130,000  251,281       0.0%
     Kawasan Industri Jababeka Tbk PT       5,953,389  133,444       0.0%
     KMI Wire & Cable Tbk PT                  334,500   10,853       0.0%
 *   Krakatau Steel Persero Tbk PT          1,620,437   58,785       0.0%
 *   Kresna Graha Investama Tbk PT            962,300   43,288       0.0%
     Link Net Tbk PT                           31,300   11,510       0.0%
 *   Lippo Cikarang Tbk PT                    220,300   61,809       0.0%
     Lippo Karawaci Tbk PT                  6,010,450  305,840       0.0%
     Malindo Feedmill Tbk PT                  371,200   24,091       0.0%
     Matahari Department Store Tbk PT         202,500  128,356       0.0%
 *   Matahari Putra Prima Tbk PT              267,600   11,445       0.0%
     Mayora Indah Tbk PT                    3,120,825  471,791       0.0%
 *   Medco Energi Internasional Tbk PT      2,175,200  126,847       0.0%
     Media Nusantara Citra Tbk PT           1,031,400  118,612       0.0%
     Mitra Adiperkasa Tbk PT                  303,700  146,668       0.0%
     Mitra Keluarga Karyasehat Tbk PT         117,300   16,089       0.0%
 *   MNC Investama Tbk PT                   9,936,200   71,781       0.0%
     Modernland Realty Tbk PT               2,774,000   67,542       0.0%
     Multipolar Tbk PT                      5,121,500   64,604       0.0%
     Nippon Indosari Corpindo Tbk PT          148,500   13,901       0.0%
 *   Nirvana Development Tbk PT               911,900    3,975       0.0%
 *   Nusantara Infrastructure Tbk PT        3,043,000   42,600       0.0%
     Pabrik Kertas Tjiwi Kimia Tbk PT         313,000   66,935       0.0%
     Pakuwon Jati Tbk PT                    3,888,700  180,590       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                            SHARES     VALUE++   OF NET ASSETS**
                                                           --------- ----------- ---------------
INDONESIA -- (Continued)
    Pan Brothers Tbk PT                                    1,291,500 $    46,278       0.0%
*   Panin Financial Tbk PT                                 5,154,600      89,736       0.0%
    Pembangunan Perumahan Persero Tbk PT                     608,154     127,847       0.0%
    Perusahaan Gas Negara Persero Tbk                      1,154,200     156,606       0.0%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT  1,347,700     150,054       0.0%
    Ramayana Lestari Sentosa Tbk PT                        1,460,024      98,527       0.0%
    Salim Ivomas Pratama Tbk PT                            1,950,400      74,775       0.0%
    Sawit Sumbermas Sarana Tbk PT                            698,800      77,029       0.0%
*   Sekawan Intipratama Tbk PT                             1,471,800       3,039       0.0%
    Semen Baturaja Persero Tbk PT                            772,600     158,934       0.0%
    Semen Indonesia Persero Tbk PT                           711,700     571,802       0.0%
*   Sentul City Tbk PT                                     9,187,800      96,840       0.0%
*   Siloam International Hospitals Tbk PT                     20,531      14,762       0.0%
    Sri Rejeki Isman Tbk PT                                3,898,800     104,655       0.0%
*   Sugih Energy Tbk PT                                    1,969,100       7,259       0.0%
    Summarecon Agung Tbk PT                                3,131,000     238,989       0.0%
    Surya Citra Media Tbk PT                                 307,600      48,778       0.0%
    Surya Semesta Internusa Tbk PT                           812,400      35,348       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT               286,900     242,803       0.0%
    Telekomunikasi Indonesia Persero Tbk PT                   35,000      10,443       0.0%
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR     11,510     345,760       0.0%
    Tempo Scan Pacific Tbk PT                                206,900      28,221       0.0%
*   Tiga Pilar Sejahtera Food Tbk                            839,100      60,307       0.0%
    Timah Persero Tbk PT                                   1,186,656      71,746       0.0%
    Tiphone Mobile Indonesia Tbk PT                          784,500      64,499       0.0%
    Tower Bersama Infrastructure Tbk PT                      255,500     128,389       0.0%
*   Truba Alam Manunggal Engineering PT                    2,841,000       2,095       0.0%
    Tunas Baru Lampung Tbk PT                                879,500      90,459       0.0%
    Tunas Ridean Tbk PT                                      537,500      45,572       0.0%
    Unilever Indonesia Tbk PT                                 41,600     152,136       0.0%
    United Tractors Tbk PT                                   593,024   1,515,578       0.1%
*   Vale Indonesia Tbk PT                                    977,400     211,980       0.0%
*   Visi Media Asia Tbk PT                                 2,351,300      48,894       0.0%
    Waskita Karya Persero Tbk PT                           1,822,063     284,830       0.0%
    Wijaya Karya Beton Tbk PT                                415,300      20,068       0.0%
    Wijaya Karya Persero Tbk PT                            1,064,859     154,694       0.0%
*   XL Axiata Tbk PT                                       1,272,600     317,197       0.0%
                                                                     -----------       ---
TOTAL INDONESIA                                                       20,338,828       0.6%
                                                                     -----------       ---
IRELAND -- (0.4%)
*   Bank of Ireland Group P.L.C.                             209,253   1,639,541       0.1%
    C&C Group P.L.C.                                         123,102     421,421       0.0%
    CRH P.L.C.                                                 1,971      74,173       0.0%
    CRH P.L.C. Sponsored ADR                                  68,877   2,584,265       0.1%
    Datalex P.L.C.                                             5,347      22,132       0.0%
*   FBD Holdings P.L.C.                                        6,284      65,583       0.0%
    Glanbia P.L.C.                                            55,185   1,067,374       0.0%
    IFG Group P.L.C.                                          10,052      21,427       0.0%
*   Independent News & Media P.L.C.                           79,753      10,145       0.0%
    Irish Continental Group P.L.C.                            29,992     199,781       0.0%
*   Kenmare Resources P.L.C.                                     385       1,458       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
IRELAND -- (Continued)
    Kerry Group P.L.C. Class A                               14,315 $ 1,441,580       0.0%
    Kingspan Group P.L.C.                                    50,750   2,121,564       0.1%
    Paddy Power Betfair P.L.C.(BWT6H89)                      11,801   1,208,460       0.0%
    Paddy Power Betfair P.L.C.(BWXC0Z1)                       2,126     217,544       0.0%
    Smurfit Kappa Group P.L.C.                               67,191   2,004,379       0.1%
                                                                    -----------       ---
TOTAL IRELAND                                                        13,100,827       0.4%
                                                                    -----------       ---
ISRAEL -- (0.5%)
*   Africa Israel Properties, Ltd.                            4,516     107,006       0.0%
*   Airport City, Ltd.                                       16,927     216,529       0.0%
    Albaad Massuot Yitzhak, Ltd.                                638       9,416       0.0%
*   Allot Communications, Ltd.                                3,478      18,910       0.0%
    Alrov Properties and Lodgings, Ltd.                       2,406      77,055       0.0%
    Amot Investments, Ltd.                                   23,559     139,043       0.0%
    Arad, Ltd.                                                1,491      14,946       0.0%
*   AudioCodes, Ltd.                                          3,346      23,074       0.0%
    Avgol Industries 1953, Ltd.                              16,963      21,924       0.0%
*   Azorim-Investment Development & Construction Co., Ltd.   10,744      12,513       0.0%
    Azrieli Group, Ltd.                                       2,901     163,893       0.0%
    Bank Hapoalim BM                                        254,790   1,803,967       0.1%
    Bank Leumi Le-Israel BM                                 380,809   2,105,019       0.1%
    Bayside Land Corp.                                          246     114,712       0.0%
    Bezeq The Israeli Telecommunication Corp., Ltd.         265,698     396,977       0.0%
    Big Shopping Centers, Ltd.                                  907      66,320       0.0%
    Blue Square Real Estate, Ltd.                             1,707      70,320       0.0%
*   Brack Capital Properties NV                                 477      52,080       0.0%
*   Camtek, Ltd.                                              1,941      11,138       0.0%
*   Cellcom Israel, Ltd.(M2196U109)                          11,977     115,458       0.0%
*   Cellcom Israel, Ltd.(B23WQK8)                            18,319     177,386       0.0%
*   Ceragon Networks, Ltd.                                   16,269      34,009       0.0%
*   Clal Biotechnology Industries, Ltd.                      14,222      13,157       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                 8,836     169,517       0.0%
*   Compugen, Ltd.                                            2,287       6,987       0.0%
    Delek Automotive Systems, Ltd.                           11,888      89,325       0.0%
    Delek Group, Ltd.                                         1,624     266,497       0.0%
    Delta-Galil Industries, Ltd.                              5,332     174,389       0.0%
    Direct Insurance Financial Investments, Ltd.              6,685      74,750       0.0%
    El Al Israel Airlines                                   165,971      90,764       0.0%
    Elbit Systems, Ltd.(6308913)                              2,679     397,603       0.0%
    Elbit Systems, Ltd.(M3760D101)                            1,800     267,516       0.0%
    Electra Consumer Products 1970, Ltd.                      4,660      92,997       0.0%
    Electra, Ltd.                                               693     157,766       0.0%
*   Equital, Ltd.                                               537      12,359       0.0%
*   Evogene, Ltd.                                                 1           4       0.0%
    First International Bank Of Israel, Ltd.                 19,943     378,632       0.0%
    FMS Enterprises Migun, Ltd.                                 917      35,952       0.0%
    Formula Systems 1985, Ltd.                                4,716     194,700       0.0%
    Fox Wizel, Ltd.                                           3,305      68,553       0.0%
    Frutarom Industries, Ltd.                                 8,502     700,168       0.1%
*   Gilat Satellite Networks, Ltd.                           11,636      82,995       0.0%
*   Hadera Paper, Ltd.                                          709      48,613       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
ISRAEL -- (Continued)
    Hamlet Israel-Canada, Ltd.                                1,158 $    21,917       0.0%
    Harel Insurance Investments & Financial Services, Ltd.   48,136     329,062       0.0%
    Hilan, Ltd.                                               4,655      91,728       0.0%
    IDI Insurance Co., Ltd.                                   1,892     126,702       0.0%
*   Industrial Buildings Corp., Ltd.                         20,968      30,809       0.0%
    Inrom Construction Industries, Ltd.                      17,661      78,856       0.0%
    Israel Chemicals, Ltd.                                   64,027     267,000       0.0%
*   Israel Discount Bank, Ltd. Class A                      260,709     692,544       0.0%
*   Jerusalem Oil Exploration                                 5,574     298,324       0.0%
*   Kamada, Ltd.                                              6,921      34,464       0.0%
*   Kenon Holdings, Ltd.                                      3,993      68,643       0.0%
    Kerur Holdings, Ltd.                                      1,650      50,300       0.0%
    Klil Industries, Ltd.                                       167      14,566       0.0%
    Matrix IT, Ltd.                                          14,912     163,873       0.0%
    Maytronics, Ltd.                                         10,664      48,830       0.0%
#*  Mazor Robotics, Ltd. Sponsored ADR                          641      41,383       0.0%
    Melisron, Ltd.                                            4,702     245,991       0.0%
    Menora Mivtachim Holdings, Ltd.                          10,896     134,714       0.0%
    Migdal Insurance & Financial Holding, Ltd.              167,381     194,612       0.0%
    Mizrahi Tefahot Bank, Ltd.                               53,753     970,421       0.1%
    Naphtha Israel Petroleum Corp., Ltd.                     17,748     102,426       0.0%
    Neto ME Holdings, Ltd.                                      336      33,572       0.0%
#   Nice, Ltd. Sponsored ADR                                  7,239     603,081       0.0%
*   Nova Measuring Instruments, Ltd.                          6,405     195,392       0.0%
    Oil Refineries, Ltd.                                    474,955     244,335       0.0%
*   Partner Communications Co., Ltd.                         68,256     363,870       0.0%
*   Partner Communications Co., Ltd. ADR                      1,600       8,256       0.0%
    Paz Oil Co., Ltd.                                         2,250     367,428       0.0%
*   Phoenix Holdings, Ltd. (The)                             30,121     149,054       0.0%
    Plasson Industries, Ltd.                                  1,031      48,887       0.0%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.      1,682      82,345       0.0%
    Scope Metals Group, Ltd.                                  2,962      82,963       0.0%
    Shapir Engineering and Industry, Ltd.                    16,481      57,801       0.0%
    Shikun & Binui, Ltd.                                    115,380     272,167       0.0%
    Shufersal, Ltd.                                          21,302     135,376       0.0%
    Strauss Group, Ltd.                                       9,128     185,971       0.0%
    Summit Real Estate Holdings, Ltd.                           968       7,394       0.0%
    Tadiran Holdings, Ltd.                                      384      10,543       0.0%
#   Teva Pharmaceutical Industries, Ltd. Sponsored ADR       67,449     930,796       0.1%
*   Tower Semiconductor, Ltd.(6320605)                        4,323     143,172       0.0%
*   Tower Semiconductor, Ltd.(M87915274)                     12,735     421,019       0.0%
*   Union Bank of Israel                                      4,714      23,934       0.0%
                                                                    -----------       ---
TOTAL ISRAEL                                                         17,449,460       0.5%
                                                                    -----------       ---
ITALY -- (2.1%)
    A2A SpA                                                 656,969   1,128,227       0.1%
    ACEA SpA                                                 22,145     360,515       0.0%
*   Aeffe SpA                                                11,360      32,622       0.0%
    Amplifon SpA                                             21,325     323,933       0.0%
    Anima Holding SpA                                        69,872     531,284       0.0%
*   Ansaldo STS SpA                                          24,656     340,268       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
ITALY -- (Continued)
*   Arnoldo Mondadori Editore SpA             71,829 $  185,966       0.0%
    Ascopiave SpA                             31,833    133,756       0.0%
    Assicurazioni Generali SpA               239,827  4,364,792       0.2%
    Astaldi SpA                               22,586    156,384       0.0%
    Atlantia SpA                              27,083    882,907       0.0%
    Autogrill SpA                             37,603    491,760       0.0%
    Azimut Holding SpA                        28,538    563,323       0.0%
#*  Banca Carige SpA                         289,369     70,463       0.0%
    Banca Generali SpA                        14,095    463,740       0.0%
    Banca IFIS SpA                            10,892    593,429       0.0%
    Banca Mediolanum SpA                     120,468  1,026,443       0.1%
*   Banca Monte dei Paschi di Siena SpA        3,026     16,637       0.0%
    Banca Popolare di Sondrio SCPA           170,955    676,269       0.0%
    Banca Profilo SpA                         61,003     17,814       0.0%
    Banca Sistema SpA                         18,061     50,839       0.0%
*   Banco BPM SpA                            407,233  1,417,937       0.1%
    Banco di Desio e della Brianza SpA        12,951     36,930       0.0%
    BasicNet SpA                              15,391     63,156       0.0%
    BE                                        66,757     69,966       0.0%
    Biesse SpA                                 3,608    160,735       0.0%
    BPER Banca                               168,835    821,852       0.0%
    Brembo SpA                                38,795    640,423       0.0%
    Brunello Cucinelli SpA                     3,214    107,869       0.0%
    Buzzi Unicem SpA                          26,107    726,813       0.0%
    Cairo Communication SpA                   15,597     79,008       0.0%
    Cementir Holding SpA                      27,672    234,827       0.0%
    Cerved Information Solutions SpA          35,283    453,766       0.0%
    CIR-Compagnie Industriali Riunite SpA    143,454    215,629       0.0%
    CNH Industrial NV                        187,473  2,391,901       0.1%
    Credito Emiliano SpA                      35,535    311,344       0.0%
#*  Credito Valtellinese SpA                  40,226    142,447       0.0%
*   d'Amico International Shipping SA         69,418     21,110       0.0%
    Danieli & C Officine Meccaniche SpA        6,446    154,315       0.0%
    Datalogic SpA                              4,298    170,542       0.0%
    Davide Campari-Milano SpA                124,346    995,608       0.1%
    De' Longhi SpA                             9,056    296,822       0.0%
    DiaSorin SpA                               4,983    453,279       0.0%
    Ei Towers SpA                              8,273    483,622       0.0%
    El.En. SpA                                 3,012     85,248       0.0%
    Emak SpA                                  11,096     23,942       0.0%
    Enel SpA                                 371,437  2,303,529       0.1%
    Eni SpA                                  231,731  3,788,341       0.1%
    Eni SpA Sponsored ADR                     26,710    872,082       0.0%
    ePrice SpA                                 3,108     11,015       0.0%
    ERG SpA                                   24,058    401,874       0.0%
    Esprinet SpA                              11,424     54,758       0.0%
*   Eurotech SpA                              11,463     18,115       0.0%
    Falck Renewables SpA                      79,144    137,773       0.0%
    Ferrari NV                                17,952  2,149,582       0.1%
    Fiat Chrysler Automobiles NV(BRJFWP3)    227,603  3,935,546       0.1%
    Fiat Chrysler Automobiles NV(N31738102)   42,168    731,615       0.0%
    Fila SpA                                     442      9,592       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                    SHARES    VALUE++   OF NET ASSETS**
                                                   --------- ---------- ---------------
ITALY -- (Continued)
    FinecoBank Banca Fineco SpA                      125,232 $1,171,293       0.1%
    FNM SpA                                           37,047     29,478       0.0%
*   GEDI Gruppo Editoriale SpA                        44,671     39,739       0.0%
    Geox SpA                                          25,019    109,237       0.0%
    Gruppo MutuiOnline SpA                             5,860     90,100       0.0%
    Hera SpA                                         293,826    945,259       0.0%
*   IMMSI SpA                                        136,032    101,297       0.0%
    Industria Macchine Automatiche SpA                 5,242    470,064       0.0%
    Infrastrutture Wireless Italiane SpA              34,072    232,863       0.0%
*   Intek Group SpA                                   98,399     34,383       0.0%
    Interpump Group SpA                               17,778    598,388       0.0%
    Intesa Sanpaolo SpA                              759,121  2,552,091       0.1%
    Iren SpA                                         125,962    346,585       0.0%
    Italgas SpA                                      106,366    621,410       0.0%
    Italmobiliare SpA                                  1,680     45,209       0.0%
*   Juventus Football Club SpA                       149,340    129,939       0.0%
    La Doria SpA                                       4,431     83,958       0.0%
    Leonardo SpA                                     110,299  1,903,982       0.1%
    Luxottica Group SpA                                8,362    479,414       0.0%
    Maire Tecnimont SpA                               29,890    167,598       0.0%
    MARR SpA                                           6,277    160,296       0.0%
*   Mediaset SpA                                     308,562  1,132,968       0.1%
    Mediobanca SpA                                   137,944  1,511,085       0.1%
    Moncler SpA                                       25,463    722,858       0.0%
    Nice SpA                                           5,275     22,666       0.0%
    OVS SpA                                           20,357    152,227       0.0%
    Panariagroup Industrie Ceramiche SpA               3,251     24,216       0.0%
    Parmalat SpA                                     102,276    387,190       0.0%
    Piaggio & C SpA                                  103,982    340,103       0.0%
    Prima Industrie SpA                                1,431     70,251       0.0%
    Prysmian SpA                                      45,328  1,559,710       0.1%
    RAI Way SpA                                        5,843     35,429       0.0%
    Recordati SpA                                     19,414    902,222       0.0%
    Reply SpA                                          3,788    201,319       0.0%
*   Retelit SpA                                       17,648     29,668       0.0%
*   Rizzoli Corriere Della Sera Mediagroup SpA         7,943     11,915       0.0%
    Sabaf SpA                                          2,072     50,551       0.0%
    SAES Getters SpA                                   2,892     88,688       0.0%
*   Safilo Group SpA                                  14,091     89,000       0.0%
*   Saipem SpA                                       226,175    950,741       0.0%
    Salini Impregilo SpA                              99,517    420,513       0.0%
    Salvatore Ferragamo SpA                            7,487    196,490       0.0%
    Saras SpA                                        293,026    781,952       0.0%
    Servizi Italia SpA                                 2,633     17,695       0.0%
*   Snaitech SpA                                      41,063     73,488       0.0%
    Snam SpA                                          97,484    497,738       0.0%
    Societa Cattolica di Assicurazioni SC             67,710    733,738       0.0%
    Societa Iniziative Autostradali e Servizi SpA     24,963    425,513       0.0%
*   Sogefi SpA                                        33,393    163,395       0.0%
    SOL SpA                                           10,344    124,643       0.0%
*   Telecom Italia SpA                             2,766,121  2,393,471       0.1%
*   Telecom Italia SpA Sponsored ADR                  48,868    420,754       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                          SHARES    VALUE++   OF NET ASSETS**
                                          ------- ----------- ---------------
  ITALY -- (Continued)
      Tenaris SA ADR                        8,006 $   218,164       0.0%
      Terna Rete Elettrica Nazionale SpA  183,955   1,109,611       0.1%
  *   Tiscali SpA                         763,357      34,955       0.0%
      Tod's SpA                             5,252     349,212       0.0%
  *   Trevi Finanziaria Industriale SpA    34,212      22,579       0.0%
      TXT e-solutions SpA                   1,102      14,790       0.0%
  *   UniCredit SpA                       201,665   3,853,943       0.1%
      Unione di Banche Italiane SpA       381,114   1,788,732       0.1%
      Unipol Gruppo SpA                   174,446     786,685       0.0%
      UnipolSai Assicurazioni SpA         364,688     829,828       0.0%
      Vittoria Assicurazioni SpA           10,856     151,873       0.0%
  *   Yoox Net-A-Porter Group SpA           6,522     243,620       0.0%
      Zignago Vetro SpA                     5,465      51,105       0.0%
                                                  -----------       ---
  TOTAL ITALY                                      71,684,161       2.1%
                                                  -----------       ---
  JAPAN -- (17.6%)
      77 Bank, Ltd. (The)                  28,000     711,596       0.0%
      A&D Co., Ltd.                         8,300      39,329       0.0%
      ABC-Mart, Inc.                        3,400     171,506       0.0%
      Achilles Corp.                        5,600     112,981       0.0%
  *   Acom Co., Ltd.                        9,900      41,157       0.0%
      AD Works Co., Ltd.                   62,800      21,612       0.0%
      Adastria Co., Ltd.                   12,880     280,738       0.0%
      ADEKA Corp.                          35,300     609,730       0.0%
      Advan Co., Ltd.                       7,000      66,516       0.0%
      Advantest Corp.                      19,900     454,577       0.0%
      Aeon Co., Ltd.                      196,905   3,045,617       0.1%
      Aeon Delight Co., Ltd.                7,800     291,970       0.0%
      Aeon Fantasy Co., Ltd.                3,700     145,286       0.0%
      AEON Financial Service Co., Ltd.     32,800     704,428       0.0%
      Aeon Hokkaido Corp.                   8,100      46,570       0.0%
      Aeon Mall Co., Ltd.                  15,180     271,446       0.0%
      Ahresty Corp.                         9,700      79,252       0.0%
      Ai Holdings Corp.                     8,200     201,324       0.0%
      Aica Kogyo Co., Ltd.                 14,800     517,636       0.0%
      Aichi Bank, Ltd. (The)                3,600     221,817       0.0%
      Aichi Corp.                          11,300      83,658       0.0%
      Aichi Steel Corp.                     4,200     170,309       0.0%
      Aichi Tokei Denki Co., Ltd.             700      25,143       0.0%
      Aida Engineering, Ltd.               24,000     279,863       0.0%
      Ain Holdings, Inc.                    8,800     602,047       0.0%
      Air Water, Inc.                      67,600   1,297,346       0.1%
      Airport Facilities Co., Ltd.          7,400      40,953       0.0%
      Aisan Industry Co., Ltd.             15,500     177,493       0.0%
      Aisin Seiki Co., Ltd.                41,862   2,168,553       0.1%
      Ajinomoto Co., Inc.                  33,300     669,882       0.0%
      Ajis Co., Ltd.                        1,600      34,387       0.0%
  *   Akatsuki, Inc.                          600      51,548       0.0%
  *   Akebono Brake Industry Co., Ltd.     38,100     130,022       0.0%
      Akita Bank, Ltd. (The)                6,300     201,608       0.0%
      Albis Co., Ltd.                       2,100      78,438       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
   JAPAN -- (Continued)
       Alconix Corp.                         8,400 $  147,461       0.0%
       Alfresa Holdings Corp.               24,400    466,214       0.0%
       Alinco, Inc.                          5,400     59,748       0.0%
       Alpen Co., Ltd.                       8,700    173,045       0.0%
       Alpha Corp.                           2,600     52,744       0.0%
       Alpine Electronics, Inc.             18,100    401,606       0.0%
       Alps Electric Co., Ltd.              37,500  1,147,652       0.1%
       Alps Logistics Co., Ltd.              4,400     32,560       0.0%
       Altech Corp.                          1,800     62,431       0.0%
       Amada Holdings Co., Ltd.             60,700    754,259       0.0%
       Amano Corp.                          18,800    462,602       0.0%
       Amiyaki Tei Co., Ltd.                 2,700    126,471       0.0%
       Amuse, Inc.                           4,600    120,713       0.0%
       ANA Holdings, Inc.                    5,100    196,018       0.0%
       Anest Iwata Corp.                    11,600    117,695       0.0%
       Anicom Holdings, Inc.                 2,500     64,564       0.0%
       Anritsu Corp.                        26,400    248,585       0.0%
       AOI TYO Holdings, Inc.                6,854     73,165       0.0%
       AOKI Holdings, Inc.                  19,000    265,034       0.0%
       Aomori Bank, Ltd. (The)               8,100    261,183       0.0%
       Aoyama Trading Co., Ltd.             18,400    681,811       0.0%
       Aozora Bank, Ltd.                    20,900    818,063       0.0%
       Apamanshop Holdings Co., Ltd.         2,200     17,119       0.0%
   *   Apic Yamada Corp.                     2,100     10,187       0.0%
       Arakawa Chemical Industries, Ltd.     5,200    126,038       0.0%
       Arata Corp.                           2,500    106,233       0.0%
       Arcland Sakamoto Co., Ltd.           10,800    176,523       0.0%
       Arcland Service Holdings Co., Ltd.    2,600     57,354       0.0%
       Arcs Co., Ltd.                       11,400    255,054       0.0%
       Ardepro Co., Ltd.                    41,800     38,090       0.0%
       Ariake Japan Co., Ltd.                3,200    244,592       0.0%
   *   Arrk Corp.                           11,700     12,183       0.0%
       Artnature, Inc.                       5,800     38,104       0.0%
       ArtSpark Holdings, Inc.               1,800     26,751       0.0%
       As One Corp.                          2,400    131,946       0.0%
       Asahi Co., Ltd.                       5,800     70,505       0.0%
       Asahi Diamond Industrial Co., Ltd.   19,300    187,236       0.0%
       Asahi Glass Co., Ltd.                53,600  2,100,594       0.1%
       Asahi Group Holdings, Ltd.           12,200    557,032       0.0%
       Asahi Holdings, Inc.                 10,800    234,430       0.0%
       Asahi Intecc Co., Ltd.                4,600    265,403       0.0%
       Asahi Kasei Corp.                   342,000  4,141,525       0.1%
       Asahi Kogyosha Co., Ltd.              1,900     60,566       0.0%
       Asahi Yukizai Corp.                   3,200     42,031       0.0%
       Asante, Inc.                          2,700     50,016       0.0%
       Asanuma Corp.                        33,000    122,471       0.0%
       Asax Co., Ltd.                          100      1,603       0.0%
   #   Ashimori Industry Co., Ltd.           3,300     91,361       0.0%
       Asia Pile Holdings Corp.              7,800     44,147       0.0%
       Asics Corp.                          20,200    308,805       0.0%
       ASKA Pharmaceutical Co., Ltd.         7,000    132,949       0.0%
   #   ASKUL Corp.                           4,900    131,910       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
   JAPAN -- (Continued)
       Astellas Pharma, Inc.                79,000 $1,051,400       0.1%
       Asti Corp.                              800     32,013       0.0%
       Asunaro Aoki Construction Co., Ltd.   6,600     59,807       0.0%
       Ateam, Inc.                             900     23,823       0.0%
       Atom Corp.                           20,200    147,449       0.0%
       Autobacs Seven Co., Ltd.             17,200    295,668       0.0%
       Avex Group Holdings, Inc.            16,400    226,703       0.0%
       Awa Bank, Ltd. (The)                 91,000    617,307       0.0%
       Axial Retailing, Inc.                 5,000    204,514       0.0%
       Azbil Corp.                          11,400    497,801       0.0%
       Bandai Namco Holdings, Inc.          18,800    644,239       0.0%
       Bando Chemical Industries, Ltd.      14,000    154,458       0.0%
       Bank of Iwate, Ltd. (The)             6,500    267,729       0.0%
       Bank of Kochi, Ltd. (The)             1,300     15,148       0.0%
       Bank of Kyoto, Ltd. (The)            19,400  1,018,832       0.1%
       Bank of Nagoya, Ltd. (The)            7,400    295,665       0.0%
       Bank of Okinawa, Ltd. (The)           8,980    366,342       0.0%
       Bank of Saga, Ltd. (The)              5,900    147,416       0.0%
       Bank of the Ryukyus, Ltd.            11,700    178,373       0.0%
       Belc Co., Ltd.                        3,900    217,616       0.0%
       Bell System24 Holdings, Inc.         12,600    137,889       0.0%
       Belluna Co., Ltd.                    20,400    231,778       0.0%
       Benefit One, Inc.                     5,600    107,584       0.0%
       Benesse Holdings, Inc.               13,300    450,872       0.0%
       Bic Camera, Inc.                     31,500    388,014       0.0%
       Biofermin Pharmaceutical Co., Ltd.    1,100     29,954       0.0%
       BML, Inc.                             9,100    201,453       0.0%
       Bookoff Corp.                         3,500     25,197       0.0%
       BP Castrol K.K.                       3,500     61,579       0.0%
       Br Holdings Corp.                     3,500     12,897       0.0%
       Bridgestone Corp.                    81,600  3,898,062       0.1%
       Broadband Tower, Inc.                15,200     29,440       0.0%
       Broadleaf Co., Ltd.                  15,600    128,079       0.0%
   *   Broadmedia Corp.                     25,800     24,604       0.0%
       BRONCO BILLY Co., Ltd.                1,800     46,713       0.0%
       Brother Industries, Ltd.             74,000  1,800,650       0.1%
       Bunka Shutter Co., Ltd.              23,000    196,004       0.0%
       C Uyemura & Co., Ltd.                   600     37,194       0.0%
       Calbee, Inc.                          7,900    266,615       0.0%
       Can Do Co., Ltd.                      4,300     67,263       0.0%
       Canon Electronics, Inc.              10,200    229,527       0.0%
       Canon Marketing Japan, Inc.          17,800    447,744       0.0%
       Canon, Inc.                          46,300  1,739,355       0.1%
       Canon, Inc. Sponsored ADR             9,399    354,812       0.0%
       Capcom Co., Ltd.                     13,800    351,106       0.0%
       Career Design Center Co., Ltd.        1,300     19,899       0.0%
       Carlit Holdings Co., Ltd.             3,900     29,109       0.0%
       Casio Computer Co., Ltd.             32,900    485,491       0.0%
       Cawachi, Ltd.                         6,400    157,034       0.0%
       Central Glass Co., Ltd.              16,000    357,768       0.0%
       Central Japan Railway Co.             3,700    672,093       0.0%
       Central Security Patrols Co., Ltd.    1,900     34,486       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                   SHARES   VALUE++   OF NET ASSETS**
                                                   ------- ---------- ---------------
JAPAN -- (Continued)
    Central Sports Co., Ltd.                         2,900 $  104,111       0.0%
    Chiba Bank, Ltd. (The)                          91,000    697,569       0.0%
    Chiba Kogyo Bank, Ltd. (The)                    19,200    109,215       0.0%
    Chilled & Frozen Logistics Holdings Co., Ltd.    1,200     15,894       0.0%
    CHIMNEY Co., Ltd.                                  700     17,574       0.0%
    Chino Corp.                                      1,000     11,758       0.0%
    Chiyoda Co., Ltd.                                5,100    130,587       0.0%
    Chiyoda Integre Co., Ltd.                        5,200    126,666       0.0%
    Chori Co., Ltd.                                  3,500     63,783       0.0%
    Chubu Electric Power Co., Inc.                  35,600    459,115       0.0%
    Chubu Shiryo Co., Ltd.                           8,200    146,559       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                   4,400     84,889       0.0%
    Chugai Pharmaceutical Co., Ltd.                  1,500     71,515       0.0%
    Chugai Ro Co., Ltd.                              2,000     40,106       0.0%
    Chugoku Bank, Ltd. (The)                        65,000    931,725       0.1%
    Chugoku Electric Power Co., Inc. (The)          15,000    167,252       0.0%
    Chugoku Marine Paints, Ltd.                     25,000    212,410       0.0%
    Chukyo Bank, Ltd. (The)                          5,800    118,223       0.0%
    CI Takiron Corp.                                19,000    120,617       0.0%
    Ci:z Holdings Co., Ltd.                          6,500    239,346       0.0%
    Citizen Watch Co., Ltd.                        108,700    799,157       0.0%
    CKD Corp.                                       23,300    458,830       0.0%
    Clarion Co., Ltd.                               73,000    278,016       0.0%
    Cleanup Corp.                                    7,500     59,718       0.0%
    CMIC Holdings Co., Ltd.                          6,200     91,450       0.0%
    CMK Corp.                                       22,600    234,653       0.0%
    Coca-Cola Bottlers Japan, Inc.                  28,614  1,001,168       0.1%
    Coco's Japan Co., Ltd.                           1,100     21,444       0.0%
    Cocokara fine, Inc.                              5,000    278,770       0.0%
    COLOPL, Inc.                                    20,800    230,952       0.0%
    Colowide Co., Ltd.                              15,200    285,287       0.0%
    Computer Engineering & Consulting, Ltd.          6,400    153,161       0.0%
    COMSYS Holdings Corp.                           24,500    620,448       0.0%
    Concordia Financial Group, Ltd.                142,624    755,349       0.0%
    CONEXIO Corp.                                    6,300    116,326       0.0%
    COOKPAD, Inc.                                    8,700     58,379       0.0%
    Cosmo Energy Holdings Co., Ltd.                 25,100    576,595       0.0%
    Cosmos Initia Co., Ltd.                          2,200      9,471       0.0%
    Cosmos Pharmaceutical Corp.                        900    187,383       0.0%
    CRE, Inc.                                        1,900     25,664       0.0%
    Create Restaurants Holdings, Inc.                9,600    102,906       0.0%
    Create SD Holdings Co., Ltd.                     9,000    226,548       0.0%
    Credit Saison Co., Ltd.                         42,100    847,697       0.1%
    Creek & River Co., Ltd.                          2,500     25,420       0.0%
    Cresco, Ltd.                                     2,000     83,472       0.0%
    CROOZ, Inc.                                      1,200     27,097       0.0%
    CTI Engineering Co., Ltd.                        4,800     45,966       0.0%
    CTS Co., Ltd.                                    2,800     19,539       0.0%
    CyberAgent, Inc.                                 9,000    278,728       0.0%
*   CYBERDYNE, Inc.                                  1,600     21,197       0.0%
    D.A. Consortium Holdings, Inc.                   5,100     84,664       0.0%
    Dai Nippon Printing Co., Ltd.                   35,500    850,933       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                             SHARES   VALUE++   OF NET ASSETS**
                                                             ------- ---------- ---------------
JAPAN -- (Continued)
    Dai Nippon Toryo Co., Ltd.                                 8,600 $  131,643       0.0%
    Dai-Dan Co., Ltd.                                          4,500    115,339       0.0%
    Dai-ichi Life Holdings, Inc.                              89,200  1,703,534       0.1%
    Dai-ichi Seiko Co., Ltd.                                   3,500     88,947       0.0%
    Daibiru Corp.                                             20,300    239,335       0.0%
    Daicel Corp.                                              75,000    936,421       0.1%
    Daido Kogyo Co., Ltd.                                      3,211     52,396       0.0%
    Daido Metal Co., Ltd.                                     16,500    152,384       0.0%
    Daido Steel Co., Ltd.                                     12,000    760,315       0.0%
    Daifuku Co., Ltd.                                         22,700  1,106,816       0.1%
    Daihatsu Diesel Manufacturing Co., Ltd.                    3,000     22,686       0.0%
    Daihen Corp.                                              44,000    396,480       0.0%
    Daiho Corp.                                               39,000    189,479       0.0%
    Daiichi Jitsugyo Co., Ltd.                                 4,000    117,560       0.0%
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                     6,000     87,117       0.0%
    Daiichi Sankyo Co., Ltd.                                  22,200    509,905       0.0%
    Daiichikosho Co., Ltd.                                    11,000    518,349       0.0%
    Daiken Corp.                                               4,000    108,457       0.0%
    Daiken Medical Co., Ltd.                                   1,200      8,258       0.0%
    Daiki Aluminium Industry Co., Ltd.                        10,000     82,174       0.0%
    Daikin Industries, Ltd.                                    9,000    994,597       0.1%
    Daikoku Denki Co., Ltd.                                    5,500     84,133       0.0%
    Daikokutenbussan Co., Ltd.                                 2,100     95,606       0.0%
    Daikyo, Inc.                                              13,800    265,746       0.0%
    Daikyonishikawa Corp.                                     16,700    283,792       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.    5,400    247,281       0.0%
    Daio Paper Corp.                                          30,000    360,173       0.0%
    Daiohs Corp.                                               1,200     15,851       0.0%
    Daisan Bank, Ltd. (The)                                    5,700     96,013       0.0%
    Daiseki Co., Ltd.                                         11,600    286,820       0.0%
    Daiseki Eco. Solution Co., Ltd.                            3,240     41,442       0.0%
    Daishi Bank, Ltd. (The)                                   10,900    533,766       0.0%
    Daisue Construction Co., Ltd.                              2,400     21,946       0.0%
    Daisyo Corp.                                               1,500     22,718       0.0%
    Daito Pharmaceutical Co., Ltd.                             5,280    135,126       0.0%
    Daito Trust Construction Co., Ltd.                         4,700    821,721       0.0%
    Daitron Co., Ltd.                                          1,700     31,694       0.0%
    Daiwa House Industry Co., Ltd.                            46,000  1,686,033       0.1%
    Daiwa Securities Group, Inc.                             283,000  1,774,319       0.1%
    Daiwabo Holdings Co., Ltd.                                 8,500    337,791       0.0%
    DCM Holdings Co., Ltd.                                    40,300    370,223       0.0%
    Dena Co., Ltd.                                            20,300    477,402       0.0%
    Denka Co., Ltd.                                           37,600  1,256,230       0.1%
    Denso Corp.                                               25,900  1,426,416       0.1%
    Dentsu, Inc.                                               8,700    372,133       0.0%
    Denyo Co., Ltd.                                            5,400     90,708       0.0%
    Descente, Ltd.                                            14,700    204,166       0.0%
    Dexerials Corp.                                           10,000    112,680       0.0%
    DIC Corp.                                                 38,800  1,440,247       0.1%
    Digital Arts, Inc.                                         1,300     53,188       0.0%
    Dip Corp.                                                  7,400    180,701       0.0%
    Disco Corp.                                                3,300    764,698       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
  JAPAN -- (Continued)
      DKS Co., Ltd.                         21,000 $  144,411       0.0%
      DMG Mori Co., Ltd.                    42,900    865,103       0.1%
      Don Quijote Holdings Co., Ltd.         6,400    268,448       0.0%
      Doshisha Co., Ltd.                     8,700    191,182       0.0%
      Doutor Nichires Holdings Co., Ltd.     8,000    189,939       0.0%
      Dowa Holdings Co., Ltd.               21,600    909,363       0.1%
      Dream Incubator, Inc.                    400      8,212       0.0%
      DTS Corp.                              7,700    231,071       0.0%
      Dunlop Sports Co., Ltd.                5,400     80,126       0.0%
      Dvx, Inc.                              2,900     35,213       0.0%
      DyDo Group Holdings, Inc.                900     44,125       0.0%
      Eagle Industry Co., Ltd.              11,700    227,294       0.0%
      Earth Chemical Co., Ltd.               4,400    206,558       0.0%
      East Japan Railway Co.                 8,700    843,723       0.1%
      Ebara Corp.                           35,400  1,273,935       0.1%
      Ebara Jitsugyo Co., Ltd.               2,200     33,896       0.0%
      Eco's Co., Ltd.                        4,300     48,286       0.0%
      EDION Corp.                           36,700    370,770       0.0%
      EF-ON, Inc.                            3,200     43,059       0.0%
      eGuarantee, Inc.                       1,000     28,177       0.0%
      Ehime Bank, Ltd. (The)                15,400    198,808       0.0%
      Eidai Co., Ltd.                        7,000     34,478       0.0%
      Eighteenth Bank, Ltd. (The)           50,000    134,688       0.0%
      Eiken Chemical Co., Ltd.               6,200    243,985       0.0%
      Eisai Co., Ltd.                        2,400    133,576       0.0%
      Elecom Co., Ltd.                       7,400    148,286       0.0%
      Electric Power Development Co., Ltd.   6,900    173,887       0.0%
      Elematec Corp.                         4,552    104,227       0.0%
      EM Systems Co., Ltd.                   2,000     38,950       0.0%
      en-japan, Inc.                         5,700    219,824       0.0%
      Endo Lighting Corp.                    5,100     58,401       0.0%
  *   Eneres Co., Ltd.                       6,800     31,641       0.0%
  *   Enigmo, Inc.                             800      8,241       0.0%
      Enplas Corp.                           4,300    182,179       0.0%
      EPS Holdings, Inc.                    11,100    218,551       0.0%
      eRex Co., Ltd.                         7,300     72,338       0.0%
      ES-Con Japan, Ltd.                    16,900     80,126       0.0%
      ESCRIT, Inc.                           3,200     24,961       0.0%
      ESPEC Corp.                            9,800    223,106       0.0%
      Excel Co., Ltd.                        5,400    120,488       0.0%
      Exedy Corp.                           14,100    422,796       0.0%
      Ezaki Glico Co., Ltd.                  9,000    499,164       0.0%
      F-Tech, Inc.                           4,900     81,754       0.0%
      F@N Communications, Inc.              10,300    106,571       0.0%
      Falco Holdings Co., Ltd.               2,300     35,869       0.0%
      FamilyMart UNY Holdings Co., Ltd.     14,371    816,799       0.0%
      FANUC Corp.                            2,900    678,089       0.0%
      Fast Retailing Co., Ltd.               1,500    501,863       0.0%
      FCC Co., Ltd.                         14,500    350,076       0.0%
  #*  FDK Corp.                             21,000     49,913       0.0%
      Feed One Co., Ltd.                    44,980    116,518       0.0%
      Ferrotec Holdings Corp.               13,000    267,240       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                        SHARES   VALUE++   OF NET ASSETS**
                                                        ------- ---------- ---------------
JAPAN -- (Continued)
    FIDEA Holdings Co., Ltd.                             76,000 $  144,688       0.0%
    Fields Corp.                                          6,700     65,266       0.0%
    Financial Products Group Co., Ltd.                   16,000    185,693       0.0%
    FINDEX, Inc.                                          4,200     29,745       0.0%
#   Fixstars Corp.                                          900     32,685       0.0%
    FJ Next Co., Ltd.                                     6,300     53,960       0.0%
*   Flight Holdings, Inc.                                 2,000     15,988       0.0%
    Foster Electric Co., Ltd.                            11,200    262,878       0.0%
    FP Corp.                                              8,900    467,703       0.0%
    France Bed Holdings Co., Ltd.                         5,400     50,092       0.0%
#   Freebit Co., Ltd.                                     5,200     42,384       0.0%
    Freund Corp.                                          3,900     51,677       0.0%
    FTGroup Co., Ltd.                                     4,600     37,797       0.0%
    Fudo Tetra Corp.                                     68,700    117,135       0.0%
    Fuji Co., Ltd.                                        6,100    144,469       0.0%
    Fuji Corp.                                            1,700     31,810       0.0%
    Fuji Corp., Ltd.                                     11,200     80,999       0.0%
    Fuji Electric Co., Ltd.                             157,000  1,137,484       0.1%
    Fuji Furukawa Engineering & Construction Co., Ltd.    1,000      3,520       0.0%
    Fuji Kiko Co., Ltd.                                   4,000     26,119       0.0%
    Fuji Kyuko Co., Ltd.                                  4,500    100,473       0.0%
    Fuji Oil Co., Ltd.                                   28,000    108,748       0.0%
    Fuji Oil Holdings, Inc.                              21,200    571,580       0.0%
    Fuji Pharma Co., Ltd.                                 3,100    112,240       0.0%
    Fuji Seal International, Inc.                        18,300    600,578       0.0%
    Fuji Soft, Inc.                                       9,700    294,993       0.0%
    Fujibo Holdings, Inc.                                 3,800    119,970       0.0%
    Fujicco Co., Ltd.                                     4,000     90,352       0.0%
    FUJIFILM Holdings Corp.                              16,300    666,797       0.0%
    Fujikura Kasei Co., Ltd.                             10,700     67,494       0.0%
    Fujikura Rubber, Ltd.                                 7,500     61,697       0.0%
    Fujikura, Ltd.                                      126,600  1,104,931       0.1%
    Fujimi, Inc.                                          9,600    237,900       0.0%
    Fujimori Kogyo Co., Ltd.                              6,000    207,545       0.0%
    Fujisash Co., Ltd.                                   55,900     53,124       0.0%
    Fujita Kanko, Inc.                                    3,000     95,583       0.0%
    Fujitec Co., Ltd.                                    20,300    302,187       0.0%
    Fujitsu Frontech, Ltd.                                5,600     98,093       0.0%
    Fujitsu General, Ltd.                                18,000    344,250       0.0%
    Fujitsu, Ltd.                                       407,500  3,175,442       0.1%
    Fujiya Co., Ltd.                                      2,400     54,442       0.0%
    FuKoKu Co., Ltd.                                      3,300     32,196       0.0%
    Fukuda Corp.                                          2,000    122,426       0.0%
    Fukuda Denshi Co., Ltd.                               1,500    105,018       0.0%
    Fukui Bank, Ltd. (The)                                8,800    235,132       0.0%
    Fukuoka Financial Group, Inc.                       220,400  1,137,529       0.1%
    Fukushima Bank, Ltd. (The)                           12,000     96,023       0.0%
    Fukushima Industries Corp.                            5,200    201,306       0.0%
    Fukuyama Transporting Co., Ltd.                      11,200    363,392       0.0%
    FULLCAST Holdings Co., Ltd.                           6,800    125,421       0.0%
    Fumakilla, Ltd.                                       2,500     44,567       0.0%
    Funai Soken Holdings, Inc.                            4,440    163,132       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
  JAPAN -- (Continued)
      Furukawa Battery Co., Ltd. (The)        6,000 $   64,605       0.0%
      Furukawa Co., Ltd.                      7,300    132,512       0.0%
      Furukawa Electric Co., Ltd.            28,100  1,710,747       0.1%
      Furuno Electric Co., Ltd.               6,600     45,397       0.0%
      Furusato Industries, Ltd.               1,500     24,504       0.0%
      Furuya Metal Co., Ltd.                    100      3,648       0.0%
      Furyu Corp.                             4,900     50,623       0.0%
      Fuso Chemical Co., Ltd.                 5,600    179,276       0.0%
      Fuso Pharmaceutical Industries, Ltd.    3,000     75,308       0.0%
      Futaba Industrial Co., Ltd.            28,900    280,904       0.0%
      Future Corp.                           15,100    152,530       0.0%
      Fuyo General Lease Co., Ltd.            8,200    536,216       0.0%
      G-7 Holdings, Inc.                      3,000     63,946       0.0%
      G-Tekt Corp.                            8,900    190,569       0.0%
      Gakken Holdings Co., Ltd.               2,100     60,811       0.0%
      GCA Corp.                              10,800     98,856       0.0%
      Gecoss Corp.                            7,400     83,467       0.0%
      Genky Stores, Inc.                      5,000    184,495       0.0%
      Geo Holdings Corp.                     14,300    232,783       0.0%
      Geostr Corp.                            2,700     21,160       0.0%
      Gfoot Co., Ltd.                         6,100     40,812       0.0%
      Giken, Ltd.                             2,800     80,467       0.0%
      GL Sciences, Inc.                       1,000     17,892       0.0%
      GLOBERIDE, Inc.                         3,800     66,198       0.0%
      Glory, Ltd.                            15,800    590,890       0.0%
      GMO internet, Inc.                     16,400    253,369       0.0%
      GMO Payment Gateway, Inc.               3,800    278,034       0.0%
      Godo Steel, Ltd.                        5,700    114,777       0.0%
      Gokurakuyu Holdings Co., Ltd.           6,900     46,564       0.0%
      Goldcrest Co., Ltd.                     8,910    193,038       0.0%
      Golf Digest Online, Inc.                6,700     62,207       0.0%
      GS Yuasa Corp.                        150,000    754,237       0.0%
      GSI Creos Corp.                         2,900     46,342       0.0%
      GungHo Online Entertainment, Inc.      55,900    150,431       0.0%
      Gunma Bank, Ltd. (The)                153,000    984,987       0.1%
      Gunze, Ltd.                             5,800    263,836       0.0%
      Gurunavi, Inc.                          5,600     72,219       0.0%
      H-One Co., Ltd.                         7,000    100,621       0.0%
      H2O Retailing Corp.                    34,725    642,340       0.0%
      HABA Laboratories, Inc.                   500     30,060       0.0%
      Hachijuni Bank, Ltd. (The)            118,000    738,971       0.0%
      Hagihara Industries, Inc.               3,600     62,518       0.0%
      Hagiwara Electric Co., Ltd.             2,600     79,129       0.0%
      Hakudo Co., Ltd.                        2,800     55,814       0.0%
      Hakuhodo DY Holdings, Inc.             37,500    518,737       0.0%
      Hakuto Co., Ltd.                        5,400     83,326       0.0%
      Halows Co., Ltd.                        2,000     45,336       0.0%
      Hamakyorex Co., Ltd.                    8,400    235,716       0.0%
      Hamamatsu Photonics K.K.               10,100    327,016       0.0%
      Haneda Zenith Holdings Co., Ltd.        8,900     32,600       0.0%
      Hankyu Hanshin Holdings, Inc.          37,800  1,473,721       0.1%
      Hanwa Co., Ltd.                        14,200    538,959       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
JAPAN -- (Continued)
    Happinet Corp.                              8,600 $  148,190       0.0%
    Harada Industry Co., Ltd.                   4,200     33,056       0.0%
    Hard Off Corp. Co., Ltd.                    2,400     24,611       0.0%
    Harima Chemicals Group, Inc.                  700      5,594       0.0%
    Harmonic Drive Systems, Inc.                3,100    161,086       0.0%
    Haseko Corp.                               53,600    778,348       0.0%
    Havix Corp.                                 1,800     18,108       0.0%
    Hayashikane Sangyo Co., Ltd.                3,600     30,262       0.0%
    Hazama Ando Corp.                          76,920    627,148       0.0%
    Hearts United Group Co., Ltd.               1,900     28,185       0.0%
    Heiwa Corp.                                18,700    344,823       0.0%
    Heiwa Real Estate Co., Ltd.                13,700    238,976       0.0%
    Heiwado Co., Ltd.                          12,100    264,151       0.0%
    HI-LEX Corp.                                4,200    106,242       0.0%
    Hibiya Engineering, Ltd.                    6,000    130,342       0.0%
    Hiday Hidaka Corp.                          5,971    175,428       0.0%
    Hikari Tsushin, Inc.                        4,000    517,844       0.0%
    Hino Motors, Ltd.                          40,300    518,701       0.0%
    Hioki EE Corp.                              2,200     47,970       0.0%
    Hirakawa Hewtech Corp.                      1,000     13,397       0.0%
    Hiramatsu, Inc.                             4,800     26,455       0.0%
    Hirata Corp.                                1,200    134,768       0.0%
    Hirose Electric Co., Ltd.                     700    105,305       0.0%
    Hiroshima Bank, Ltd. (The)                 58,000    491,072       0.0%
    Hiroshima Gas Co., Ltd.                    10,500     33,763       0.0%
    HIS Co., Ltd.                              16,500    552,505       0.0%
    Hisamitsu Pharmaceutical Co., Inc.          1,300     71,576       0.0%
    Hitachi Capital Corp.                      29,300    716,288       0.0%
    Hitachi Chemical Co., Ltd.                 26,600    758,520       0.0%
    Hitachi Construction Machinery Co., Ltd.   38,000  1,303,564       0.1%
    Hitachi High-Technologies Corp.            13,900    581,699       0.0%
    Hitachi Kokusai Electric, Inc.             21,000    581,725       0.0%
    Hitachi Metals, Ltd.                       48,410    627,139       0.0%
    Hitachi Transport System, Ltd.             20,000    494,921       0.0%
    Hitachi Zosen Corp.                        69,500    366,205       0.0%
    Hitachi, Ltd.                             727,000  5,789,352       0.2%
    Hitachi, Ltd. ADR                          10,080    801,864       0.0%
    Hito Communications, Inc.                   3,400     60,039       0.0%
    Hochiki Corp.                               8,900    184,123       0.0%
    Hodogaya Chemical Co., Ltd.                 2,800    196,813       0.0%
    Hogy Medical Co., Ltd.                      3,500    239,697       0.0%
*   Hokkaido Electric Power Co., Inc.          40,100    316,003       0.0%
    Hokkaido Gas Co., Ltd.                     22,000     56,793       0.0%
    Hokkan Holdings, Ltd.                      15,000     57,699       0.0%
    Hokko Chemical Industry Co., Ltd.           7,000     42,929       0.0%
    Hokkoku Bank, Ltd. (The)                   11,200    512,736       0.0%
    Hokuetsu Bank, Ltd. (The)                   7,900    191,305       0.0%
    Hokuetsu Industries Co., Ltd.               7,000     68,917       0.0%
    Hokuetsu Kishu Paper Co., Ltd.             52,100    334,376       0.0%
    Hokuhoku Financial Group, Inc.             47,200    778,008       0.0%
    Hokuriku Electric Industry Co., Ltd.        2,500     34,412       0.0%
    Hokuriku Electric Power Co.                35,400    312,796       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                     SHARES   VALUE++   OF NET ASSETS**
                                                     ------- ---------- ---------------
JAPAN -- (Continued)
    Hokuriku Electrical Construction Co., Ltd.         3,900 $   35,716       0.0%
    Hokuto Corp.                                       7,500    130,951       0.0%
    Honda Motor Co., Ltd.                            240,500  7,536,562       0.2%
    Honda Motor Co., Ltd. Sponsored ADR               37,467  1,164,849       0.1%
    Honda Tsushin Kogyo Co., Ltd.                      1,200     24,291       0.0%
    Honeys Holdings Co., Ltd.                          5,500     58,205       0.0%
    Honshu Chemical Industry Co., Ltd.                 2,600     31,483       0.0%
    Hoosiers Holdings                                 11,900    112,946       0.0%
    Horiba, Ltd.                                       9,500    566,051       0.0%
    Hoshizaki Corp.                                    4,100    387,998       0.0%
    Hosokawa Micron Corp.                              3,600    228,105       0.0%
    House Foods Group, Inc.                            9,300    276,326       0.0%
    Howa Machinery, Ltd.                               4,600     74,626       0.0%
    Hoya Corp.                                        16,300    885,591       0.1%
    Hulic Co., Ltd.                                   12,200    125,855       0.0%
    Hyakugo Bank, Ltd. (The)                         108,000    507,057       0.0%
    Hyakujushi Bank, Ltd. (The)                       98,000    356,310       0.0%
    I K K, Inc.                                        2,500     19,312       0.0%
    I-Net Corp.                                        3,630     56,740       0.0%
    Ibiden Co., Ltd.                                  44,500    745,130       0.0%
    IBJ Leasing Co., Ltd.                             12,700    331,552       0.0%
    IBJ, Inc.                                          4,300     34,484       0.0%
    Ichibanya Co., Ltd.                                2,100     81,382       0.0%
    Ichigo, Inc.                                      55,100    195,951       0.0%
    Ichiken Co., Ltd.                                  2,200     55,059       0.0%
    Ichikoh Industries, Ltd.                          24,000    187,182       0.0%
    Ichinen Holdings Co., Ltd.                         5,400     76,918       0.0%
    Ichiyoshi Securities Co., Ltd.                    16,900    193,977       0.0%
    Idec Corp.                                         6,400    135,411       0.0%
    Idemitsu Kosan Co., Ltd.                          44,200  1,291,958       0.1%
    IDOM, Inc.                                        24,500    178,668       0.0%
*   IGNIS, Ltd.                                          500     16,866       0.0%
    IHI Corp.                                         46,300  1,667,676       0.1%
    Iida Group Holdings Co., Ltd.                     24,616    472,220       0.0%
    Iino Kaiun Kaisha, Ltd.                           42,200    199,260       0.0%
    IJT Technology Holdings Co., Ltd.                  5,900     54,634       0.0%
    Ikegami Tsushinki Co., Ltd.                       36,000     54,092       0.0%
    Imagica Robot Holdings, Inc.                       7,800     65,306       0.0%
    Imasen Electric Industrial                         6,800     87,905       0.0%
    Imperial Hotel, Ltd.                                 600     10,912       0.0%
    Imuraya Group Co., Ltd.                              800     15,275       0.0%
    Inaba Denki Sangyo Co., Ltd.                      10,500    460,909       0.0%
    Inabata & Co., Ltd.                               16,800    243,544       0.0%
    Inageya Co., Ltd.                                  5,200     85,795       0.0%
    Ines Corp.                                         8,100     75,849       0.0%
    Infocom Corp.                                      4,900    125,727       0.0%
    Infomart Corp.                                    20,200    152,696       0.0%
    Information Services International-Dentsu, Ltd.    5,400    120,160       0.0%
    Innotech Corp.                                     9,600     82,817       0.0%
    Intage Holdings, Inc.                             12,400    162,712       0.0%
    Internet Initiative Japan, Inc.                   12,400    259,916       0.0%
    Inui Global Logistics Co., Ltd.                    1,800     13,270       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE++   OF NET ASSETS**
                                                ------- ---------- ---------------
JAPAN -- (Continued)
    Investors Cloud Co., Ltd.                       400 $   24,393       0.0%
    Iriso Electronics Co., Ltd.                   6,400    360,974       0.0%
    Ise Chemicals Corp.                           3,000     15,909       0.0%
    Iseki & Co., Ltd.                             8,000    178,248       0.0%
    Isetan Mitsukoshi Holdings, Ltd.             76,300    831,730       0.1%
*   Ishihara Sangyo Kaisha, Ltd.                 13,900    209,163       0.0%
    Ishizuka Glass Co., Ltd.                      1,100     25,402       0.0%
    Isuzu Motors, Ltd.                          127,800  1,866,570       0.1%
    Ito En, Ltd.                                  9,800    343,134       0.0%
    ITOCHU Corp.                                 68,500  1,199,890       0.1%
    Itochu Enex Co., Ltd.                        22,200    226,278       0.0%
    Itochu Techno-Solutions Corp.                11,200    436,264       0.0%
    Itochu-Shokuhin Co., Ltd.                     1,400     63,920       0.0%
    Itoham Yonekyu Holdings, Inc.                20,468    195,271       0.0%
    Itoki Corp.                                  15,800    121,358       0.0%
    IwaiCosmo Holdings, Inc.                      7,200     92,468       0.0%
    Iwaki & Co., Ltd.                             5,000     21,207       0.0%
    Iwasaki Electric Co., Ltd.                    3,700     60,076       0.0%
    Iwatani Corp.                                16,600    500,602       0.0%
    Iyo Bank, Ltd. (The)                         85,143    735,010       0.0%
    Izumi Co., Ltd.                               6,200    321,519       0.0%
*   Izutsuya Co., Ltd.                            7,100     31,040       0.0%
    J Front Retailing Co., Ltd.                  68,000  1,009,257       0.1%
    J Trust Co., Ltd.                            27,100    199,389       0.0%
    J-Oil Mills, Inc.                             4,500    161,622       0.0%
    JAC Recruitment Co., Ltd.                     3,100     57,502       0.0%
    Jaccs Co., Ltd.                              11,000    274,750       0.0%
    Jalux, Inc.                                   2,600     64,411       0.0%
    Jamco Corp.                                   4,800    100,302       0.0%
    Janome Sewing Machine Co., Ltd.               8,100     55,967       0.0%
    Japan Airlines Co., Ltd.                     19,900    681,123       0.0%
    Japan Airport Terminal Co., Ltd.              7,200    255,927       0.0%
    Japan Asia Group, Ltd.                        9,300     38,778       0.0%
*   Japan Asset Marketing Co., Ltd.              22,200     23,985       0.0%
    Japan Aviation Electronics Industry, Ltd.    21,000    384,146       0.0%
    Japan Cash Machine Co., Ltd.                  5,600     60,640       0.0%
#*  Japan Display, Inc.                         164,600    355,072       0.0%
*   Japan Drilling Co., Ltd.                      3,900     74,588       0.0%
    Japan Exchange Group, Inc.                   31,800    573,305       0.0%
    Japan Lifeline Co., Ltd.                      5,800    278,232       0.0%
    Japan Material Co., Ltd.                      3,800    110,326       0.0%
    Japan Medical Dynamic Marketing, Inc.         6,200     59,967       0.0%
    Japan Oil Transportation Co., Ltd.              400     12,895       0.0%
    Japan Property Management Center Co., Ltd.    2,900     39,125       0.0%
    Japan Pulp & Paper Co., Ltd.                  3,800    160,402       0.0%
    Japan Securities Finance Co., Ltd.           44,800    251,967       0.0%
    Japan Steel Works, Ltd. (The)                25,000    633,657       0.0%
    Japan Tobacco, Inc.                          30,000    993,005       0.1%
    Japan Transcity Corp.                        10,000     42,926       0.0%
    Japan Wool Textile Co., Ltd. (The)           25,000    224,548       0.0%
    JBCC Holdings, Inc.                           2,800     25,923       0.0%
    JCU Corp.                                     5,000    216,347       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                       SHARES   VALUE++   OF NET ASSETS**
                                                       ------- ---------- ---------------
JAPAN -- (Continued)
    Jeol, Ltd.                                          14,000 $   74,160       0.0%
    JFE Holdings, Inc.                                  79,832  1,715,691       0.1%
    JGC Corp.                                           38,700    649,094       0.0%
*   JIG-SAW, Inc.                                          600     31,872       0.0%
    Jimoto Holdings, Inc.                                9,000     17,609       0.0%
    JINS, Inc.                                           3,400    176,678       0.0%
    JK Holdings Co., Ltd.                                3,900     30,838       0.0%
    JMS Co., Ltd.                                        2,500     15,369       0.0%
    Joban Kosan Co., Ltd.                                  900     14,790       0.0%
    Joshin Denki Co., Ltd.                               8,000    276,865       0.0%
    JP-Holdings, Inc.                                   16,300     57,389       0.0%
    JSP Corp.                                            5,400    174,226       0.0%
    JSR Corp.                                           39,700    769,579       0.0%
    JTEKT Corp.                                         53,200    881,496       0.1%
    Juki Corp.                                          15,100    234,804       0.0%
    Juroku Bank, Ltd. (The)                             13,600    459,455       0.0%
    Justsystems Corp.                                    8,400    180,463       0.0%
    JVC Kenwood Corp.                                   47,000    147,350       0.0%
    JXTG Holdings, Inc.                                573,368  2,960,755       0.1%
    K's Holdings Corp.                                  29,060    666,941       0.0%
    kabu.com Securities Co., Ltd.                       52,000    165,785       0.0%
*   Kadokawa Dwango                                     14,943    172,409       0.0%
    Kaga Electronics Co., Ltd.                           8,000    239,697       0.0%
    Kajima Corp.                                       130,000  1,348,293       0.1%
    Kakaku.com, Inc.                                    19,300    265,009       0.0%
    Kaken Pharmaceutical Co., Ltd.                       6,000    304,068       0.0%
    Kakiyasu Honten Co., Ltd.                            1,200     22,430       0.0%
    Kameda Seika Co., Ltd.                               3,700    167,566       0.0%
    Kamei Corp.                                         10,900    184,345       0.0%
    Kamigumi Co., Ltd.                                  31,500    754,078       0.0%
    Kanaden Corp.                                        4,200     48,111       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                        2,000     66,503       0.0%
    Kanamoto Co., Ltd.                                  12,900    424,100       0.0%
    Kandenko Co., Ltd.                                  37,000    363,930       0.0%
    Kaneka Corp.                                        83,000    685,408       0.0%
    Kaneko Seeds Co., Ltd.                               1,000     14,942       0.0%
    Kanematsu Corp.                                     31,600    415,714       0.0%
    Kanematsu Electronics, Ltd.                          1,800     56,172       0.0%
    Kansai Electric Power Co., Inc. (The)               35,700    488,879       0.0%
    Kansai Paint Co., Ltd.                              17,000    436,950       0.0%
    Kansai Super Market, Ltd.                            2,500     30,554       0.0%
    Kansai Urban Banking Corp.                          11,500    146,965       0.0%
    Kanto Denka Kogyo Co., Ltd.                         18,000    188,399       0.0%
    Kao Corp.                                           13,800    834,004       0.1%
    Kasai Kogyo Co., Ltd.                               13,400    201,620       0.0%
    Kato Sangyo Co., Ltd.                               10,300    321,327       0.0%
    Kato Works Co., Ltd.                                 4,200    131,231       0.0%
    KAWADA TECHNOLOGIES, Inc.                            1,700    100,682       0.0%
    Kawagishi Bridge Works Co., Ltd.                     4,000     41,862       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.    4,300     90,788       0.0%
    Kawasaki Heavy Industries, Ltd.                     32,300  1,126,887       0.1%
*   Kawasaki Kisen Kaisha, Ltd.                         36,000    939,988       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
   JAPAN -- (Continued)
       KDDI Corp.                           65,400 $1,742,428       0.1%
       Keihan Holdings Co., Ltd.            25,200    770,002       0.0%
       Keihanshin Building Co., Ltd.        12,700     89,105       0.0%
       Keihin Co., Ltd.                      2,900     42,597       0.0%
       Keihin Corp.                         19,600    361,350       0.0%
       Keikyu Corp.                         11,500    237,884       0.0%
       Keio Corp.                            6,000    261,771       0.0%
       Keisei Electric Railway Co., Ltd.    14,800    447,071       0.0%
       Keiyo Bank, Ltd. (The)               99,000    485,165       0.0%
       Keiyo Co., Ltd.                       9,500     64,014       0.0%
       Kenedix, Inc.                        53,600    313,377       0.0%
       Kenko Mayonnaise Co., Ltd.            6,200    162,034       0.0%
       Kewpie Corp.                         17,800    444,027       0.0%
       KEY Coffee, Inc.                      4,400     82,998       0.0%
       Keyence Corp.                           904    501,923       0.0%
       KFC Holdings Japan, Ltd.              6,700    118,358       0.0%
   *   KI Holdings Co., Ltd.                 2,000      5,552       0.0%
       Ki-Star Real Estate Co., Ltd.         2,900     61,015       0.0%
       Kikkoman Corp.                       10,000    343,205       0.0%
       Kinden Corp.                         34,300    579,254       0.0%
       King Jim Co., Ltd.                    1,800     16,578       0.0%
   *   Kinki Sharyo Co., Ltd. (The)            900     21,091       0.0%
   *   Kintetsu Department Store Co., Ltd.     800     26,252       0.0%
       Kintetsu Group Holdings Co., Ltd.     8,600    330,695       0.0%
       Kintetsu World Express, Inc.         15,800    271,941       0.0%
       Kirin Holdings Co., Ltd.             83,740  2,010,084       0.1%
       Kirindo Holdings Co., Ltd.            1,900     25,464       0.0%
       Kita-Nippon Bank, Ltd. (The)          2,800     87,140       0.0%
       Kitagawa Iron Works Co., Ltd.         4,400    119,959       0.0%
       Kitano Construction Corp.            18,000     81,029       0.0%
       Kito Corp.                            8,500    109,169       0.0%
       Kitz Corp.                           32,800    281,043       0.0%
       Kiyo Bank, Ltd. (The)                29,200    502,230       0.0%
   #*  KLab, Inc.                           15,600    274,209       0.0%
   *   KNT-CT Holdings Co., Ltd.             4,400     76,385       0.0%
       Koa Corp.                            14,500    302,548       0.0%
       Koatsu Gas Kogyo Co., Ltd.            8,000     60,466       0.0%
       Kobayashi Pharmaceutical Co., Ltd.    5,200    300,669       0.0%
       Kobe Bussan Co., Ltd.                 3,100    133,873       0.0%
   *   Kobe Electric Railway Co., Ltd.       1,000     33,567       0.0%
   *   Kobe Steel, Ltd.                     71,600    604,507       0.0%
       Kohnan Shoji Co., Ltd.               11,700    250,058       0.0%
       Kohsoku Corp.                         2,200     25,628       0.0%
       Koito Manufacturing Co., Ltd.        19,000  1,274,029       0.1%
   *   Kojima Co., Ltd.                     13,400     44,166       0.0%
       Kokusai Co., Ltd.                     3,100     33,266       0.0%
       Kokuyo Co., Ltd.                     34,200    613,271       0.0%
       KOMAIHALTEC, Inc.                     1,200     27,755       0.0%
       Komatsu Wall Industry Co., Ltd.       3,200     61,155       0.0%
       Komatsu, Ltd.                        57,300  1,872,321       0.1%
       Komehyo Co., Ltd.                     3,500     55,797       0.0%
       Komeri Co., Ltd.                     12,800    383,498       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
JAPAN -- (Continued)
    Konaka Co., Ltd.                           7,400 $   39,442       0.0%
    Konami Holdings Corp.                     14,600    711,096       0.0%
    Kondotec, Inc.                             4,500     47,783       0.0%
    Konica Minolta, Inc.                     122,200  1,072,027       0.1%
    Konishi Co., Ltd.                         12,400    215,779       0.0%
    Konoike Transport Co., Ltd.               11,000    169,262       0.0%
    Konoshima Chemical Co., Ltd.               2,700     38,105       0.0%
    Kose Corp.                                 2,600    316,193       0.0%
    Kosei Securities Co., Ltd. (The)             900     13,636       0.0%
    Koshidaka Holdings Co., Ltd.               2,200     88,994       0.0%
    Kotobuki Spirits Co., Ltd.                 4,100    168,755       0.0%
    Kourakuen Holdings Corp.                   3,500     69,951       0.0%
    Krosaki Harima Corp.                       2,900    124,450       0.0%
    KRS Corp.                                  2,700     76,855       0.0%
    Kubota Corp.                              19,000    357,494       0.0%
    Kubota Corp. Sponsored ADR                 4,000    376,120       0.0%
    Kumagai Gumi Co., Ltd.                    17,200    546,764       0.0%
    Kumiai Chemical Industry Co., Ltd.        28,170    191,524       0.0%
    Kura Corp.                                 4,200    187,889       0.0%
    Kurabo Industries, Ltd.                   76,000    220,462       0.0%
    Kuraray Co., Ltd.                         98,700  1,943,853       0.1%
    Kureha Corp.                               6,000    352,925       0.0%
    Kurimoto, Ltd.                             5,100    107,144       0.0%
    Kurita Water Industries, Ltd.             22,000    699,078       0.0%
    Kuriyama Holdings Corp.                    4,200     71,408       0.0%
    Kuroda Electric Co., Ltd.                 14,900    265,996       0.0%
    Kusuri no Aoki Holdings Co., Ltd.          3,600    199,796       0.0%
    KYB Corp.                                  7,900    512,931       0.0%
    Kyodo Printing Co., Ltd.                   2,900     96,622       0.0%
    Kyoei Steel, Ltd.                          8,300    145,731       0.0%
    Kyokuto Boeki Kaisha, Ltd.                16,000     54,848       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.          11,000    196,986       0.0%
    Kyokuto Securities Co., Ltd.               6,600     97,921       0.0%
    Kyokuyo Co., Ltd.                          4,000    129,131       0.0%
    KYORIN Holdings, Inc.                     10,600    217,700       0.0%
    Kyoritsu Maintenance Co., Ltd.            11,020    348,043       0.0%
    Kyoritsu Printing Co., Ltd.                3,500     10,975       0.0%
    Kyosan Electric Manufacturing Co., Ltd.   12,000     68,631       0.0%
    Kyowa Exeo Corp.                          30,500    664,390       0.0%
    Kyowa Hakko Kirin Co., Ltd.               17,200    317,494       0.0%
    Kyowa Leather Cloth Co., Ltd.              3,700     31,699       0.0%
    Kyudenko Corp.                            15,000    662,291       0.0%
    Kyushu Electric Power Co., Inc.           19,000    216,716       0.0%
    Kyushu Financial Group, Inc.              99,050    629,578       0.0%
    LAC Co., Ltd.                              3,800     47,044       0.0%
    Lacto Japan Co., Ltd.                      1,600     58,093       0.0%
*   Laox Co., Ltd.                            13,100     54,862       0.0%
    Lasertec Corp.                            15,000    330,026       0.0%
    Lawson, Inc.                               3,300    215,486       0.0%
    LEC, Inc.                                  2,800     73,859       0.0%
    Leopalace21 Corp.                         98,300    734,030       0.0%
    Life Corp.                                 7,400    196,836       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
JAPAN -- (Continued)
    LIFULL Co., Ltd.                          13,000 $   99,897       0.0%
    Like Co., Ltd.                             1,600     30,033       0.0%
    Linical Co., Ltd.                          1,700     22,369       0.0%
    Link And Motivation, Inc.                  3,300     22,716       0.0%
    Lintec Corp.                              16,400    455,786       0.0%
    Lion Corp.                                36,000    692,731       0.0%
    LIXIL Group Corp.                         43,000  1,184,264       0.1%
    Lonseal Corp.                                400      9,351       0.0%
    Look, Inc.                                15,000     57,006       0.0%
*   M&A Capital Partners Co., Ltd.               300     15,712       0.0%
    M3, Inc.                                   8,600    256,508       0.0%
    Mabuchi Motor Co., Ltd.                    2,700    141,683       0.0%
    Macnica Fuji Electronics Holdings, Inc.   13,850    290,158       0.0%
    Maeda Corp.                               54,000    677,020       0.0%
    Maeda Kosen Co., Ltd.                      5,900    102,424       0.0%
    Maeda Road Construction Co., Ltd.         18,000    387,626       0.0%
    Makino Milling Machine Co., Ltd.          41,000    386,848       0.0%
    Makita Corp.                              11,200    469,376       0.0%
    Mamezou Holdings Co., Ltd.                 6,100     70,175       0.0%
    Mamiya-Op Co., Ltd.                          800      8,566       0.0%
    Mandom Corp.                               6,000    178,779       0.0%
    Mani, Inc.                                 5,600    160,358       0.0%
    Marubeni Corp.                           207,400  1,390,625       0.1%
    Marubun Corp.                              4,300     37,395       0.0%
    Marudai Food Co., Ltd.                    49,000    229,221       0.0%
    Marufuji Sheet Piling Co., Ltd.              300      9,204       0.0%
    Maruha Nichiro Corp.                      19,400    599,261       0.0%
    Marui Group Co., Ltd.                     18,200    278,544       0.0%
    Maruichi Steel Tube, Ltd.                 10,800    329,953       0.0%
    Maruka Machinery Co., Ltd.                 2,500     48,423       0.0%
    Marusan Securities Co., Ltd.               8,700     79,556       0.0%
    Maruwa Co., Ltd.                           3,400    196,751       0.0%
    Maruwa Unyu Kikan Co., Ltd.                5,200    104,268       0.0%
    Maruyama Manufacturing Co., Inc.           1,400     24,176       0.0%
*   Maruzen CHI Holdings Co., Ltd.             3,700     11,395       0.0%
    Maruzen Showa Unyu Co., Ltd.              20,000     94,784       0.0%
    Marvelous, Inc.                            6,100     57,709       0.0%
    Matsuda Sangyo Co., Ltd.                   5,700     81,761       0.0%
    Matsui Construction Co., Ltd.              7,200     64,370       0.0%
    Matsui Securities Co., Ltd.               11,700     98,389       0.0%
    Matsumotokiyoshi Holdings Co., Ltd.        9,800    704,748       0.0%
    Matsuya Co., Ltd.                          5,100     55,116       0.0%
    Matsuya Foods Co., Ltd.                    3,800    145,755       0.0%
    Max Co., Ltd.                             12,000    169,705       0.0%
    Maxell Holdings, Ltd.                     13,300    302,256       0.0%
    Maxvalu Tokai Co., Ltd.                    1,600     31,515       0.0%
    Mazda Motor Corp.                        134,900  1,947,379       0.1%
    McDonald's Holdings Co. Japan, Ltd.        1,300     55,812       0.0%
    MCJ Co., Ltd.                             16,200    170,473       0.0%
    Mebuki Financial Group, Inc.             248,650  1,037,344       0.1%
    MEC Co., Ltd.                              6,900    111,039       0.0%
    Medical System Network Co., Ltd.          10,600     50,177       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
JAPAN -- (Continued)
    Medipal Holdings Corp.                     40,700 $  755,850       0.0%
    Megachips Corp.                             2,900     95,555       0.0%
*   Meganesuper Co., Ltd.                      58,900     39,887       0.0%
    Megmilk Snow Brand Co., Ltd.               21,000    587,835       0.0%
    Meidensha Corp.                            87,000    344,231       0.0%
    Meiji Electric Industries Co., Ltd.         1,200     18,767       0.0%
    MEIJI Holdings Co., Ltd.                    9,774    799,024       0.0%
    Meiji Shipping Co., Ltd.                    7,600     30,640       0.0%
    Meiko Electronics Co., Ltd.                12,700    233,437       0.0%
    Meiko Network Japan Co., Ltd.               7,400     85,750       0.0%
    Meisei Industrial Co., Ltd.                14,100     98,694       0.0%
    Meitec Corp.                                6,900    337,047       0.0%
    Meiwa Corp.                                 3,900     17,915       0.0%
    Meiwa Estate Co., Ltd.                      4,600     37,348       0.0%
    Menicon Co., Ltd.                           4,100    185,817       0.0%
    METAWATER Co., Ltd.                         4,700    124,769       0.0%
    Michinoku Bank, Ltd. (The)                  7,500    126,944       0.0%
    Micronics Japan Co., Ltd.                   9,200     91,576       0.0%
    Mie Bank, Ltd. (The)                        4,900    117,269       0.0%
    Mie Kotsu Group Holdings, Inc.              5,000     21,608       0.0%
    Mikuni Corp.                               11,600     60,697       0.0%
    Milbon Co., Ltd.                            1,896    118,394       0.0%
    Mimaki Engineering Co., Ltd.                5,200     43,208       0.0%
    Mimasu Semiconductor Industry Co., Ltd.     8,400    150,172       0.0%
    Minato Bank, Ltd. (The)                     7,900    149,727       0.0%
    Minebea Mitsumi, Inc.                     115,375  2,115,183       0.1%
    Ministop Co., Ltd.                          6,400    129,881       0.0%
    Miraca Holdings, Inc.                      15,200    707,210       0.0%
    Mirait Holdings Corp.                      21,780    284,613       0.0%
    Miroku Jyoho Service Co., Ltd.              3,100     72,396       0.0%
    Misawa Homes Co., Ltd.                     10,500     93,063       0.0%
    MISUMI Group, Inc.                         19,500    534,252       0.0%
    Mitani Corp.                                3,700    146,735       0.0%
    Mitani Sekisan Co., Ltd.                    1,200     29,059       0.0%
    Mito Securities Co., Ltd.                  29,500    102,049       0.0%
    Mitsuba Corp.                              16,600    277,418       0.0%
    Mitsubishi Chemical Holdings Corp.        434,200  4,535,354       0.2%
    Mitsubishi Corp.                           90,400  2,116,981       0.1%
    Mitsubishi Electric Corp.                 147,000  2,515,683       0.1%
    Mitsubishi Estate Co., Ltd.                21,000    380,825       0.0%
    Mitsubishi Gas Chemical Co., Inc.          46,500  1,137,514       0.1%
    Mitsubishi Heavy Industries, Ltd.          44,750  1,750,929       0.1%
    Mitsubishi Kakoki Kaisha, Ltd.              3,500     75,852       0.0%
    Mitsubishi Logisnext Co., Ltd.             15,800    116,108       0.0%
    Mitsubishi Logistics Corp.                 13,500    349,658       0.0%
    Mitsubishi Materials Corp.                 44,800  1,703,483       0.1%
    Mitsubishi Motors Corp.                    76,600    613,399       0.0%
*   Mitsubishi Paper Mills, Ltd.               14,500     97,864       0.0%
    Mitsubishi Pencil Co., Ltd.                 6,800    161,263       0.0%
    Mitsubishi Research Institute, Inc.         2,200     65,190       0.0%
    Mitsubishi Shokuhin Co., Ltd.               5,300    157,259       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.    8,000    199,194       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                         SHARES    VALUE++   OF NET ASSETS**
                                                        --------- ---------- ---------------
JAPAN -- (Continued)
    Mitsubishi Tanabe Pharma Corp.                         13,200 $  290,524       0.0%
    Mitsubishi UFJ Financial Group, Inc.                  453,700  3,077,511       0.1%
    Mitsubishi UFJ Financial Group, Inc. Sponsored ADR    398,245  2,704,084       0.1%
    Mitsubishi UFJ Lease & Finance Co., Ltd.              173,500    915,374       0.1%
    Mitsuboshi Belting, Ltd.                               18,000    224,743       0.0%
    Mitsui & Co., Ltd.                                     95,100  1,420,257       0.1%
    Mitsui & Co., Ltd. Sponsored ADR                          919    276,303       0.0%
    Mitsui Chemicals, Inc.                                 49,600  1,529,461       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.            29,800    389,888       0.0%
    Mitsui Fudosan Co., Ltd.                               34,000    793,593       0.0%
    Mitsui High-Tec, Inc.                                   8,800    185,783       0.0%
    Mitsui Home Co., Ltd.                                   9,000     59,567       0.0%
    Mitsui Matsushima Co., Ltd.                             4,400     55,456       0.0%
    Mitsui Mining & Smelting Co., Ltd.                     28,800  1,498,613       0.1%
    Mitsui OSK Lines, Ltd.                                 32,100    982,946       0.1%
    Mitsui Sugar Co., Ltd.                                  6,300    215,514       0.0%
*   Mitsui-Soko Holdings Co., Ltd.                         44,000    136,918       0.0%
    Miura Co., Ltd.                                         3,200     75,268       0.0%
    Miyaji Engineering Group, Inc.                          2,200     60,352       0.0%
    Miyazaki Bank, Ltd. (The)                               7,400    266,451       0.0%
    Miyoshi Oil & Fat Co., Ltd.                             1,800     23,752       0.0%
    Mizuho Financial Group, Inc.                        2,047,455  3,719,981       0.1%
    Mizuho Financial Group, Inc. ADR                        5,047     18,523       0.0%
    Mizuno Corp.                                            8,800    250,295       0.0%
    Mobile Factory, Inc.                                    2,000     24,134       0.0%
    Mochida Pharmaceutical Co., Ltd.                        3,200    234,269       0.0%
    Modec, Inc.                                             8,600    198,242       0.0%
    Monex Group, Inc.                                      79,000    251,944       0.0%
    Monogatari Corp. (The)                                  2,400    176,834       0.0%
    MonotaRO Co., Ltd.                                     12,400    341,466       0.0%
    MORESCO Corp.                                           5,600    102,998       0.0%
    Morinaga & Co., Ltd.                                    9,800    556,735       0.0%
    Morinaga Milk Industry Co., Ltd.                       19,400    744,779       0.0%
    Morita Holdings Corp.                                   9,000    154,876       0.0%
    Morito Co., Ltd.                                        7,000     66,731       0.0%
    Morozoff, Ltd.                                            900     59,050       0.0%
*   Morpho, Inc.                                              700     29,304       0.0%
    Mory Industries, Inc.                                   1,600     49,649       0.0%
    MrMax Holdings, Ltd.                                    8,300     54,622       0.0%
    MS&AD Insurance Group Holdings, Inc.                   42,013  1,427,279       0.1%
    MTI, Ltd.                                              18,200    109,460       0.0%
    Mugen Estate Co., Ltd.                                  4,900     50,792       0.0%
    Murata Manufacturing Co., Ltd.                          8,013  1,259,339       0.1%
    Musashi Seimitsu Industry Co., Ltd.                    10,200    325,125       0.0%
    Musashino Bank, Ltd. (The)                             12,400    402,942       0.0%
    Mutoh Holdings Co., Ltd.                                  800     18,281       0.0%
    N Field Co., Ltd.                                       2,700     50,085       0.0%
    Nabtesco Corp.                                         16,300    647,545       0.0%
    NAC Co., Ltd.                                           6,500     55,397       0.0%
    Nachi-Fujikoshi Corp.                                  78,000    480,794       0.0%
    Nagaileben Co., Ltd.                                    2,000     49,904       0.0%
    Nagano Bank, Ltd. (The)                                 3,600     62,966       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
JAPAN -- (Continued)
    Nagase & Co., Ltd.                        43,500 $  738,887       0.0%
    Nagatanien Holdings Co., Ltd.              7,000     83,399       0.0%
    Nagawa Co., Ltd.                           1,800     72,339       0.0%
    Nagoya Railroad Co., Ltd.                 16,200    363,947       0.0%
    Naigai Trans Line, Ltd.                    1,700     25,379       0.0%
    Nakabayashi Co., Ltd.                      2,000     12,895       0.0%
    Nakamuraya Co., Ltd.                         892     40,232       0.0%
    Nakanishi, Inc.                            4,200    190,343       0.0%
    Nakano Corp.                               8,000     45,402       0.0%
    Nakayama Steel Works, Ltd.                 6,100     42,183       0.0%
    Nankai Electric Railway Co., Ltd.         12,000    310,233       0.0%
    Nanto Bank, Ltd. (The)                     8,600    242,622       0.0%
    Natori Co., Ltd.                           2,300     41,615       0.0%
    NDS Co., Ltd.                                900     30,396       0.0%
    NEC Capital Solutions, Ltd.                4,000     79,046       0.0%
    NEC Corp.                                 70,400  1,931,750       0.1%
    NEC Networks & System Integration Corp.   11,000    274,124       0.0%
    NET One Systems Co., Ltd.                 30,700    380,833       0.0%
*   New Japan Chemical Co., Ltd.               8,500     22,495       0.0%
*   New Japan Radio Co., Ltd.                  7,500     66,828       0.0%
*   Nexon Co., Ltd.                           16,100    433,076       0.0%
    Nexyz Group Corp.                          1,800     36,575       0.0%
    NGK Insulators, Ltd.                      40,300    797,995       0.0%
    NGK Spark Plug Co., Ltd.                  33,900    773,636       0.0%
    NH Foods, Ltd.                            33,000    949,243       0.1%
    NHK Spring Co., Ltd.                     107,000  1,224,521       0.1%
    Nice Holdings, Inc.                        2,400     34,024       0.0%
    Nichi-iko Pharmaceutical Co., Ltd.        14,200    220,523       0.0%
    Nichias Corp.                             49,000    638,027       0.0%
    Nichiban Co., Ltd.                           500     11,177       0.0%
    Nichiha Corp.                             13,100    526,875       0.0%
    NichiiGakkan Co., Ltd.                     9,000     92,782       0.0%
    Nichimo Co., Ltd.                            700     12,594       0.0%
    Nichirei Corp.                            48,500  1,248,502       0.1%
    Nichireki Co., Ltd.                        9,000    113,776       0.0%
    Nichirin Co., Ltd.                         3,100    113,124       0.0%
    Nidec Corp.                                3,618    481,185       0.0%
    Nidec Corp. Sponsored ADR                  8,634    287,253       0.0%
    Nifco, Inc.                               14,200    926,992       0.1%
    Nihon Chouzai Co., Ltd.                    3,360    109,985       0.0%
    Nihon Dempa Kogyo Co., Ltd.                9,500     74,184       0.0%
    Nihon Eslead Corp.                         2,800     51,020       0.0%
    Nihon Flush Co., Ltd.                      2,300     42,815       0.0%
    Nihon House Holdings Co., Ltd.            17,500     96,209       0.0%
    Nihon Kohden Corp.                        14,100    313,883       0.0%
    Nihon M&A Center, Inc.                    12,200    584,069       0.0%
    Nihon Nohyaku Co., Ltd.                   18,500    107,125       0.0%
    Nihon Parkerizing Co., Ltd.               27,500    450,814       0.0%
    Nihon Plast Co., Ltd.                      6,200     66,858       0.0%
    Nihon Tokushu Toryo Co., Ltd.              3,600     65,349       0.0%
    Nihon Trim Co., Ltd.                       2,500     97,647       0.0%
    Nihon Unisys, Ltd.                        28,700    475,395       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE++   OF NET ASSETS**
                                                ------- ---------- ---------------
JAPAN -- (Continued)
    Nihon Yamamura Glass Co., Ltd.               33,000 $   58,018       0.0%
    Nikkiso Co., Ltd.                            25,800    242,364       0.0%
    Nikkon Holdings Co., Ltd.                    23,900    612,106       0.0%
    Nikon Corp.                                  32,100    609,610       0.0%
    Nintendo Co., Ltd.                              300    116,388       0.0%
    Nippi, Inc.                                   1,200     45,427       0.0%
    Nippo Corp.                                  23,000    480,254       0.0%
    Nippon Air Conditioning Services Co., Ltd.    5,500     36,636       0.0%
    Nippon Carbide Industries Co., Inc.           3,200     68,618       0.0%
    Nippon Carbon Co., Ltd.                       4,800    210,200       0.0%
    Nippon Chemi-Con Corp.                        5,800    201,541       0.0%
    Nippon Chemiphar Co., Ltd.                      900     41,540       0.0%
    Nippon Coke & Engineering Co., Ltd.          81,900     90,558       0.0%
    Nippon Commercial Development Co., Ltd.       3,700     54,577       0.0%
    Nippon Concrete Industries Co., Ltd.         25,800    109,133       0.0%
    Nippon Densetsu Kogyo Co., Ltd.              11,800    256,099       0.0%
    Nippon Electric Glass Co., Ltd.              21,800    890,063       0.1%
    Nippon Express Co., Ltd.                     18,200  1,154,835       0.1%
    Nippon Fine Chemical Co., Ltd.                1,900     17,777       0.0%
    Nippon Flour Mills Co., Ltd.                 23,300    357,474       0.0%
    Nippon Gas Co., Ltd.                         13,200    419,946       0.0%
    Nippon Hume Corp.                             8,800     60,870       0.0%
    Nippon Kayaku Co., Ltd.                      42,000    666,818       0.0%
    Nippon Kinzoku Co., Ltd.                      2,600     72,112       0.0%
    Nippon Kodoshi Corp.                          2,600     53,003       0.0%
    Nippon Koei Co., Ltd.                         6,400    235,070       0.0%
    Nippon Koshuha Steel Co., Ltd.                2,000     16,955       0.0%
    Nippon Light Metal Holdings Co., Ltd.       317,600    934,813       0.1%
    Nippon Paint Holdings Co., Ltd.              10,800    381,010       0.0%
    Nippon Paper Industries Co., Ltd.            39,600    787,817       0.0%
    Nippon Parking Development Co., Ltd.         60,400     88,583       0.0%
    Nippon Piston Ring Co., Ltd.                  3,700     79,451       0.0%
    Nippon Road Co., Ltd. (The)                   2,300    132,520       0.0%
    Nippon Seisen Co., Ltd.                       1,200     58,050       0.0%
*   Nippon Sharyo, Ltd.                          25,000     70,646       0.0%
*   Nippon Sheet Glass Co., Ltd.                 30,200    242,131       0.0%
    Nippon Shokubai Co., Ltd.                     6,700    505,387       0.0%
    Nippon Signal Co., Ltd.                      20,500    226,256       0.0%
    Nippon Soda Co., Ltd.                        58,000    362,867       0.0%
    Nippon Steel & Sumikin Bussan Corp.           6,152    339,660       0.0%
    Nippon Steel & Sumitomo Metal Corp.          81,002  1,942,061       0.1%
    Nippon Suisan Kaisha, Ltd.                  132,200    808,873       0.0%
    Nippon Systemware Co., Ltd.                   1,700     33,607       0.0%
    Nippon Telegraph & Telephone Corp.           14,400    696,204       0.0%
    Nippon Thompson Co., Ltd.                    38,000    221,361       0.0%
    Nippon Valqua Industries, Ltd.                6,200    143,836       0.0%
    Nippon View Hotel Co., Ltd.                   1,000     12,394       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                 55,300    122,204       0.0%
*   Nippon Yusen K.K.                            53,600  1,133,617       0.1%
    Nipro Corp.                                  63,300    922,853       0.1%
    Nishi-Nippon Financial Holdings, Inc.        55,000    641,768       0.0%
    Nishi-Nippon Railroad Co., Ltd.              15,800    422,374       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 JAPAN -- (Continued)
     Nishimatsu Construction Co., Ltd.       20,800 $  627,956       0.0%
     Nishimatsuya Chain Co., Ltd.            14,200    156,284       0.0%
     Nishio Rent All Co., Ltd.                6,500    226,969       0.0%
     Nissan Chemical Industries, Ltd.        19,100    712,419       0.0%
     Nissan Motor Co., Ltd.                 430,400  4,185,801       0.1%
     Nissan Shatai Co., Ltd.                 23,000    246,115       0.0%
     Nissan Tokyo Sales Holdings Co., Ltd.   12,100     43,615       0.0%
     Nissei ASB Machine Co., Ltd.             3,100    137,757       0.0%
     Nissei Build Kogyo Co., Ltd.            15,500    176,893       0.0%
     Nissei Plastic Industrial Co., Ltd.      9,700    129,369       0.0%
     Nissha Co., Ltd.                         6,500    209,085       0.0%
     Nisshin Fudosan Co.                     11,400     80,227       0.0%
     Nisshin Oillio Group, Ltd. (The)        13,000    426,746       0.0%
     Nisshin Seifun Group, Inc.              14,430    253,599       0.0%
     Nisshin Steel Co., Ltd.                 18,840    273,806       0.0%
     Nisshinbo Holdings, Inc.                62,780    753,837       0.0%
     Nissin Corp.                             7,000    215,854       0.0%
     Nissin Electric Co., Ltd.               21,400    261,953       0.0%
     Nissin Foods Holdings Co., Ltd.            100      6,297       0.0%
     Nissin Kogyo Co., Ltd.                  18,800    348,354       0.0%
     Nitori Holdings Co., Ltd.                3,700    537,726       0.0%
     Nitta Corp.                              6,100    251,608       0.0%
     Nitta Gelatin, Inc.                      4,400     31,414       0.0%
     Nittan Valve Co., Ltd.                   9,600     40,014       0.0%
     Nittetsu Mining Co., Ltd.                2,600    192,809       0.0%
     Nitto Boseki Co., Ltd.                   9,200    309,201       0.0%
     Nitto Denko Corp.                       12,400  1,153,048       0.1%
     Nitto Kogyo Corp.                       10,200    174,827       0.0%
     Nitto Kohki Co., Ltd.                    2,500     61,944       0.0%
     Nitto Seiko Co., Ltd.                   10,300     59,689       0.0%
     Nittoc Construction Co., Ltd.           12,900     70,245       0.0%
     Noda Corp.                               6,400     74,674       0.0%
     Noevir Holdings Co., Ltd.                1,900    114,592       0.0%
     NOF Corp.                               19,000    549,106       0.0%
     Nohmi Bosai, Ltd.                        8,400    141,738       0.0%
     Nojima Corp.                             8,900    207,539       0.0%
     NOK Corp.                               40,700    999,710       0.1%
     Nomura Co., Ltd.                         7,500    156,519       0.0%
     Nomura Holdings, Inc.                  199,000  1,138,831       0.1%
 #   Nomura Holdings, Inc. Sponsored ADR    119,749    675,384       0.0%
     Nomura Real Estate Holdings, Inc.       41,300    909,036       0.1%
     Nomura Research Institute, Ltd.          3,993    169,284       0.0%
     Noritake Co., Ltd.                       4,200    202,426       0.0%
     Noritsu Koki Co., Ltd.                   7,200    111,467       0.0%
     Noritz Corp.                            13,100    240,697       0.0%
     North Pacific Bank, Ltd.               121,700    409,623       0.0%
     Nozawa Corp.                             1,300     16,583       0.0%
     NS Solutions Corp.                      11,300    274,696       0.0%
     NS Tool Co., Ltd.                        1,200     23,472       0.0%
     NS United Kaiun Kaisha, Ltd.             4,700    108,773       0.0%
     NSD Co., Ltd.                            6,930    138,725       0.0%
     NSK, Ltd.                               99,700  1,435,527       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
 JAPAN -- (Continued)
     NTN Corp.                               229,000 $1,112,319       0.1%
     NTT Data Corp.                           53,000    617,279       0.0%
     NTT DOCOMO, Inc.                        149,700  3,625,546       0.1%
     NTT DOCOMO, Inc. Sponsored ADR            9,600    233,376       0.0%
     NTT Urban Development Corp.              15,300    158,366       0.0%
     Nuflare Technology, Inc.                  2,000    103,574       0.0%
     Obara Group, Inc.                         6,600    381,790       0.0%
     Obayashi Corp.                          148,700  1,946,971       0.1%
     Obic Co., Ltd.                            6,500    430,242       0.0%
     Odakyu Electric Railway Co., Ltd.        11,500    224,966       0.0%
     Odelic Co., Ltd.                          1,800     79,945       0.0%
     Oenon Holdings, Inc.                     33,000     96,178       0.0%
     Ogaki Kyoritsu Bank, Ltd. (The)          12,700    362,557       0.0%
     Ohashi Technica, Inc.                     1,600     23,722       0.0%
     Ohsho Food Service Corp.                  4,800    200,688       0.0%
     Oiles Corp.                               5,884    115,827       0.0%
     Oita Bank, Ltd. (The)                     4,600    186,224       0.0%
     Oji Holdings Corp.                      260,000  1,523,861       0.1%
     Okabe Co., Ltd.                          18,500    177,401       0.0%
     Okamoto Industries, Inc.                 18,000    195,847       0.0%
     Okamoto Machine Tool Works, Ltd.          2,400     64,457       0.0%
     Okamura Corp.                            27,100    304,018       0.0%
     Okasan Securities Group, Inc.            66,000    407,129       0.0%
     Oki Electric Industry Co., Ltd.          33,300    465,189       0.0%
     Okinawa Cellular Telephone Co.            2,700     93,624       0.0%
     Okinawa Electric Power Co., Inc. (The)    8,415    192,261       0.0%
     OKK Corp.                                 1,700     18,889       0.0%
     OKUMA Corp.                               8,200    504,035       0.0%
     Okumura Corp.                            12,600    482,327       0.0%
     Okura Industrial Co., Ltd.               17,000    115,235       0.0%
     Okuwa Co., Ltd.                          10,000    101,299       0.0%
     Olympic Group Corp.                       1,500      7,971       0.0%
     Olympus Corp.                            12,800    476,348       0.0%
     Omron Corp.                              17,200    963,810       0.1%
     Ono Pharmaceutical Co., Ltd.              6,800    155,850       0.0%
     ONO Sokki Co., Ltd.                       2,500     16,511       0.0%
     Onoken Co., Ltd.                          6,900    117,354       0.0%
     Onward Holdings Co., Ltd.                49,000    413,122       0.0%
 *   Open Door, Inc.                             500     23,336       0.0%
     Open House Co., Ltd.                     12,800    493,403       0.0%
     OPT Holding, Inc.                         5,600     60,861       0.0%
     Optex Group Co., Ltd.                     1,300     53,840       0.0%
 *   Optim Corp.                                 900     21,082       0.0%
     Oracle Corp.                              2,400    203,077       0.0%
     Organo Corp.                              2,800     74,090       0.0%
     Orient Corp.                            102,400    165,942       0.0%
     Oriental Land Co., Ltd.                   4,800    383,920       0.0%
     Origin Electric Co., Ltd.                 1,600     28,830       0.0%
     Osaka Gas Co., Ltd.                      18,200    352,517       0.0%
     Osaka Organic Chemical Industry, Ltd.     5,800     69,459       0.0%
     Osaka Soda Co., Ltd.                      7,400    194,276       0.0%
     OSAKA Titanium Technologies Co., Ltd.     6,200     95,283       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                    SHARES   VALUE++   OF NET ASSETS**
                                                    ------- ---------- ---------------
JAPAN -- (Continued)
    Osaki Electric Co., Ltd.                         19,900 $  145,918       0.0%
    OSG Corp.                                        36,200    783,542       0.0%
    OSJB Holdings Corp.                              52,900    163,992       0.0%
    Otsuka Corp.                                      3,300    224,956       0.0%
    Otsuka Holdings Co., Ltd.                        11,500    480,408       0.0%
    Outsourcing, Inc.                                20,500    282,614       0.0%
    Pacific Industrial Co., Ltd.                     19,700    256,156       0.0%
*   Pacific Metals Co., Ltd.                          5,900    176,419       0.0%
    Pack Corp. (The)                                  3,300    114,668       0.0%
    PAL GROUP Holdings Co., Ltd.                      5,200    147,822       0.0%
    PALTAC Corp.                                     12,750    506,379       0.0%
    Panasonic Corp.                                 171,944  2,596,244       0.1%
    Paraca, Inc.                                      2,400     50,626       0.0%
    Paramount Bed Holdings Co., Ltd.                  5,000    220,496       0.0%
    Parco Co., Ltd.                                  10,500    140,166       0.0%
    Park24 Co., Ltd.                                 14,000    323,614       0.0%
    Parker Corp.                                      4,000     25,383       0.0%
    Pasco Corp.                                      12,000     36,442       0.0%
    Pasona Group, Inc.                               10,000    140,803       0.0%
    PC Depot Corp.                                   14,720    112,350       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.    2,500     16,732       0.0%
    Penta-Ocean Construction Co., Ltd.              146,800    971,166       0.1%
    Persol Holdings Co., Ltd.                         3,000     74,387       0.0%
    Pigeon Corp.                                     11,700    415,208       0.0%
    Pilot Corp.                                       9,400    475,262       0.0%
    Piolax, Inc.                                     10,500    290,483       0.0%
*   Pioneer Corp.                                   146,300    283,296       0.0%
    Plenus Co., Ltd.                                  7,500    152,782       0.0%
    Pocket Card Co., Ltd.                             9,100     85,973       0.0%
    Pola Orbis Holdings, Inc.                         9,600    305,995       0.0%
    Poletowin Pitcrew Holdings, Inc.                  9,900    158,590       0.0%
    Press Kogyo Co., Ltd.                            40,300    226,676       0.0%
    Pressance Corp.                                  13,200    177,784       0.0%
    Prestige International, Inc.                     14,600    157,496       0.0%
    Prima Meat Packers, Ltd.                         71,000    463,952       0.0%
    Pronexus, Inc.                                    1,200     14,563       0.0%
    Prospect Co., Ltd.                               37,000     17,342       0.0%
    Proto Corp.                                       3,600     51,814       0.0%
    PS Mitsubishi Construction Co., Ltd.             19,300    123,423       0.0%
    Punch Industry Co., Ltd.                          3,300     59,939       0.0%
    Qol Co., Ltd.                                     5,500    101,155       0.0%
    Quick Co., Ltd.                                   1,100     19,040       0.0%
    Raito Kogyo Co., Ltd.                            19,300    197,194       0.0%
    Rakuten, Inc.                                    21,800    233,278       0.0%
    Rasa Industries, Ltd.                             3,900     78,573       0.0%
    Raysum Co., Ltd.                                  4,300     38,171       0.0%
    Recruit Holdings Co., Ltd.                       13,500    330,988       0.0%
    Relia, Inc.                                       2,200     25,881       0.0%
    Relo Group, Inc.                                 26,000    643,696       0.0%
    Renaissance, Inc.                                   500      7,439       0.0%
    Renesas Easton Co., Ltd.                          2,900     18,957       0.0%
    Rengo Co., Ltd.                                  81,000    530,468       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 JAPAN -- (Continued)
 #*  Renown, Inc.                            16,500 $   28,965       0.0%
     Resona Holdings, Inc.                  346,300  1,871,865       0.1%
     Resorttrust, Inc.                       14,600    287,468       0.0%
     Rheon Automatic Machinery Co., Ltd.      6,100     92,195       0.0%
     Riberesute Corp.                         3,100     27,663       0.0%
     Ricoh Co., Ltd.                        168,481  1,563,475       0.1%
     Ricoh Leasing Co., Ltd.                  7,700    276,703       0.0%
     Ride On Express Holdings Co., Ltd.       4,300     39,534       0.0%
     Right On Co., Ltd.                       7,700     63,916       0.0%
     Riken Corp.                              3,300    171,664       0.0%
     Riken Keiki Co., Ltd.                    3,400     73,490       0.0%
     Riken Technos Corp.                     17,100    105,327       0.0%
     Riken Vitamin Co., Ltd.                  1,900     72,966       0.0%
     Ringer Hut Co., Ltd.                     3,800     82,406       0.0%
     Rinnai Corp.                             1,600    137,092       0.0%
     Rion Co., Ltd.                           3,100     60,801       0.0%
     Riso Kagaku Corp.                        7,360    141,067       0.0%
     Riso Kyoiku Co., Ltd.                    7,600     60,447       0.0%
     Rock Field Co., Ltd.                     5,600     98,533       0.0%
     Rohm Co., Ltd.                          10,800  1,005,342       0.1%
     Rohto Pharmaceutical Co., Ltd.          18,400    424,721       0.0%
     Rokko Butter Co., Ltd.                   4,800    107,857       0.0%
     Roland DG Corp.                          5,300    146,638       0.0%
     Rorze Corp.                              2,600     68,846       0.0%
     Round One Corp.                         38,000    491,062       0.0%
     Royal Holdings Co., Ltd.                10,600    274,056       0.0%
 *   RVH, Inc.                                5,500     26,344       0.0%
     Ryobi, Ltd.                             11,000    283,291       0.0%
     Ryoden Corp.                             8,000    124,139       0.0%
     Ryohin Keikaku Co., Ltd.                 2,500    737,492       0.0%
     Ryosan Co., Ltd.                        13,300    539,827       0.0%
     S Foods, Inc.                            4,500    171,137       0.0%
     Sac's Bar Holdings, Inc.                 9,350    113,950       0.0%
     Saibu Gas Co., Ltd.                      7,800    195,126       0.0%
     Saizeriya Co., Ltd.                     11,800    364,006       0.0%
     Sakai Chemical Industry Co., Ltd.        5,600    140,043       0.0%
     Sakai Heavy Industries, Ltd.             1,600     52,050       0.0%
     Sakai Moving Service Co., Ltd.           4,000    232,430       0.0%
     Sakai Ovex Co., Ltd.                     1,900     39,009       0.0%
     Sakata INX Corp.                        16,800    323,990       0.0%
     Sakura Internet, Inc.                    2,700     20,725       0.0%
     Sala Corp.                              20,200    135,200       0.0%
     SAMTY Co., Ltd.                          7,200    102,532       0.0%
     San-A Co., Ltd.                          5,000    230,091       0.0%
     San-Ai Oil Co., Ltd.                    25,000    298,588       0.0%
     San-In Godo Bank, Ltd. (The)            39,000    358,669       0.0%
 *   Sanden Holdings Corp.                   10,600    215,505       0.0%
     Sanei Architecture Planning Co., Ltd.    3,600     80,117       0.0%
     Sangetsu Corp.                          11,800    217,168       0.0%
     Sanken Electric Co., Ltd.               59,000    370,999       0.0%
     Sanki Engineering Co., Ltd.             16,100    185,291       0.0%
     Sanko Metal Industrial Co., Ltd.           800     28,934       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
JAPAN -- (Continued)
    Sankyo Co., Ltd.                           9,800 $  316,320       0.0%
    Sankyo Frontier Co., Ltd.                  1,000     25,611       0.0%
    Sankyo Tateyama, Inc.                      9,900    144,629       0.0%
    Sankyu, Inc.                              18,800    777,252       0.0%
    Sanoh Industrial Co., Ltd.                10,500     92,833       0.0%
    Sanoyas Holdings Corp.                    16,500     46,444       0.0%
    Sanrio Co., Ltd.                           8,300    137,458       0.0%
    Sansei Technologies, Inc.                  3,300     28,016       0.0%
    Sansha Electric Manufacturing Co., Ltd.    6,400     70,625       0.0%
    Sanshin Electronics Co., Ltd.             14,700    223,266       0.0%
    Santen Pharmaceutical Co., Ltd.           21,600    343,229       0.0%
    Sanwa Holdings Corp.                      66,200    830,167       0.1%
    Sanyo Chemical Industries, Ltd.            6,000    315,121       0.0%
    Sanyo Denki Co., Ltd.                      3,400    225,806       0.0%
    Sanyo Electric Railway Co., Ltd.           3,200     81,206       0.0%
    Sanyo Housing Nagoya Co., Ltd.             3,500     38,100       0.0%
    Sanyo Special Steel Co., Ltd.              8,800    225,867       0.0%
    Sanyo Trading Co., Ltd.                    3,500     90,683       0.0%
    Sapporo Holdings, Ltd.                    29,000    918,969       0.1%
    Sata Construction Co., Ltd.                2,600     10,917       0.0%
    Sato Holdings Corp.                        9,400    228,719       0.0%
    Satori Electric Co., Ltd.                 11,200    104,443       0.0%
    Sawada Holdings Co., Ltd.                  7,000     62,461       0.0%
    Sawai Pharmaceutical Co., Ltd.            11,200    635,267       0.0%
    Saxa Holdings, Inc.                        2,300     43,604       0.0%
    SBI Holdings, Inc.                        79,930  1,261,430       0.1%
    SBS Holdings, Inc.                         8,400     66,370       0.0%
    Scala, Inc.                                9,000     63,161       0.0%
    SCREEN Holdings Co., Ltd.                  9,600    752,434       0.0%
    Scroll Corp.                              19,900     83,968       0.0%
    SCSK Corp.                                 4,900    211,307       0.0%
    Secom Co., Ltd.                            7,000    532,995       0.0%
    Seed Co., Ltd.                             3,800    121,445       0.0%
    Sega Sammy Holdings, Inc.                 49,500    696,828       0.0%
    Seibu Holdings, Inc.                      11,400    203,806       0.0%
    Seika Corp.                                6,000    159,104       0.0%
    Seikagaku Corp.                            9,900    180,101       0.0%
    Seikitokyu Kogyo Co., Ltd.                16,300     92,441       0.0%
    Seiko Epson Corp.                         62,400  1,489,068       0.1%
    Seiko Holdings Corp.                      12,000    299,586       0.0%
    Seiko PMC Corp.                            2,100     22,954       0.0%
    Seino Holdings Co., Ltd.                  58,100    847,644       0.1%
    Seiren Co., Ltd.                          15,600    272,276       0.0%
    Sekisui Chemical Co., Ltd.                72,000  1,453,270       0.1%
    Sekisui House, Ltd.                       71,000  1,327,591       0.1%
    Sekisui Plastics Co., Ltd.                 9,000    118,290       0.0%
    Senko Group Holdings Co., Ltd.            49,600    359,730       0.0%
    Senshu Electric Co., Ltd.                  1,300     28,766       0.0%
    Senshu Ikeda Holdings, Inc.              109,840    424,092       0.0%
    Senshukai Co., Ltd.                       13,800     85,416       0.0%
    Septeni Holdings Co., Ltd.                10,000     28,170       0.0%
    Seria Co., Ltd.                            7,200    409,708       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                 SHARES   VALUE++   OF NET ASSETS**
                                                 ------- ---------- ---------------
JAPAN -- (Continued)
    Seven & I Holdings Co., Ltd.                  71,900 $2,897,890       0.1%
    Seven Bank, Ltd.                             130,500    482,628       0.0%
    SFP Holdings Co., Ltd.                         4,500     73,207       0.0%
#*  Sharp Corp.                                   23,900    760,308       0.0%
    Shibaura Electronics Co., Ltd.                 2,500    102,096       0.0%
    Shibaura Mechatronics Corp.                   13,000     56,297       0.0%
    Shibusawa Warehouse Co., Ltd. (The)            1,000     18,565       0.0%
    Shibuya Corp.                                  8,700    333,975       0.0%
    Shidax Corp.                                   1,700      6,633       0.0%
*   SHIFT, Inc.                                    2,100     40,566       0.0%
    Shiga Bank, Ltd. (The)                        91,000    522,399       0.0%
    Shikibo, Ltd.                                  2,900     40,920       0.0%
    Shikoku Bank, Ltd. (The)                      17,000    265,566       0.0%
    Shikoku Chemicals Corp.                       17,000    282,928       0.0%
    Shikoku Electric Power Co., Inc.              32,600    426,573       0.0%
    Shima Seiki Manufacturing, Ltd.                5,600    314,891       0.0%
    Shimachu Co., Ltd.                            19,200    540,735       0.0%
    Shimadzu Corp.                                21,300    442,872       0.0%
    Shimamura Co., Ltd.                            1,200    133,690       0.0%
    Shimano, Inc.                                  2,900    396,840       0.0%
    Shimizu Bank, Ltd. (The)                       2,700     90,722       0.0%
    Shimizu Corp.                                122,800  1,445,405       0.1%
    Shimojima Co., Ltd.                              700      7,377       0.0%
    Shin Nippon Air Technologies Co., Ltd.         4,500     64,640       0.0%
*   Shin Nippon Biomedical Laboratories, Ltd.      4,200     20,533       0.0%
    Shin-Etsu Chemical Co., Ltd.                  12,100  1,276,080       0.1%
    Shin-Keisei Electric Railway Co., Ltd.         1,400     26,538       0.0%
    Shinagawa Refractories Co., Ltd.               2,300     77,805       0.0%
    Shindengen Electric Manufacturing Co., Ltd.    3,700    252,569       0.0%
    Shinko Electric Industries Co., Ltd.          35,200    271,256       0.0%
    Shinko Plantech Co., Ltd.                     16,400    141,603       0.0%
    Shinmaywa Industries, Ltd.                    37,000    364,036       0.0%
    Shinnihon Corp.                               17,200    152,883       0.0%
    Shinoken Group Co., Ltd.                       8,300    203,914       0.0%
    Shinsei Bank, Ltd.                            27,300    460,708       0.0%
    Shinsho Corp.                                  2,400     69,103       0.0%
    Shionogi & Co., Ltd.                           5,500    296,104       0.0%
    Ship Healthcare Holdings, Inc.                18,200    569,148       0.0%
    Shiseido Co., Ltd.                            31,300  1,291,048       0.1%
    Shizuoka Bank, Ltd. (The)                     70,000    681,213       0.0%
    Shizuoka Gas Co., Ltd.                        26,400    206,275       0.0%
    SHO-BOND Holdings Co., Ltd.                    2,100    129,230       0.0%
    Shochiku Co., Ltd.                               900    133,993       0.0%
    Shoei Co., Ltd.                                1,900     63,789       0.0%
    Shoei Foods Corp.                              3,800    153,005       0.0%
    Shofu, Inc.                                    1,500     18,074       0.0%
*   Shoko Co., Ltd.                               44,000     45,378       0.0%
    Showa Aircraft Industry Co., Ltd.              2,000     24,755       0.0%
    Showa Corp.                                   25,300    331,627       0.0%
    Showa Denko K.K.                              60,300  2,020,467       0.1%
#*  Showa Holdings Co., Ltd.                      23,100     22,102       0.0%
    Showa Sangyo Co., Ltd.                         8,600    224,280       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
 JAPAN -- (Continued)
     Showa Shell Sekiyu K.K.                  50,100 $  591,042       0.0%
     Siix Corp.                                7,200    306,530       0.0%
     Sinanen Holdings Co., Ltd.                3,000     67,081       0.0%
     Sinfonia Technology Co., Ltd.            62,000    252,320       0.0%
     Sinko Industries, Ltd.                    8,600    140,020       0.0%
     SK-Electronics Co., Ltd.                  1,800     19,449       0.0%
     SKY Perfect JSAT Holdings, Inc.          64,000    296,752       0.0%
     Skylark Co., Ltd.                        19,800    296,151       0.0%
     SMC Corp.                                 1,100    420,816       0.0%
     SMK Corp.                                33,000    155,956       0.0%
     SMS Co., Ltd.                             9,000    271,120       0.0%
     Snow Peak, Inc.                             600     16,356       0.0%
     Soda Nikka Co., Ltd.                      3,000     15,521       0.0%
     Sodick Co., Ltd.                         16,000    221,412       0.0%
     SoftBank Group Corp.                     35,596  3,154,593       0.1%
     Softbank Technology Corp.                 5,200     97,143       0.0%
     Softbrain Co., Ltd.                      13,800     50,592       0.0%
     Software Service, Inc.                      300     13,821       0.0%
     Sogo Medical Co., Ltd.                    4,600    255,242       0.0%
     Sohgo Security Services Co., Ltd.        12,800    616,677       0.0%
     Sojitz Corp.                            274,500    828,446       0.1%
     Soken Chemical & Engineering Co., Ltd.      900     19,586       0.0%
     Sompo Holdings, Inc.                     29,375  1,180,734       0.1%
     Sony Corp.                               60,300  2,522,631       0.1%
     Sony Corp. Sponsored ADR                 51,518  2,236,396       0.1%
     Sony Financial Holdings, Inc.            12,900    214,314       0.0%
     Sotetsu Holdings, Inc.                    9,600    247,678       0.0%
     Sourcenext Corp.                          4,700     29,598       0.0%
     Space Co., Ltd.                           4,200     64,599       0.0%
     Sparx Group Co., Ltd.                    27,000     66,574       0.0%
     Square Enix Holdings Co., Ltd.            6,700    270,181       0.0%
     SRA Holdings                              3,200     91,203       0.0%
     Srg Takamiya Co., Ltd.                    8,500     51,687       0.0%
     ST Corp.                                  2,000     49,532       0.0%
     St Marc Holdings Co., Ltd.                5,900    178,284       0.0%
     Stanley Electric Co., Ltd.               31,600  1,166,496       0.1%
     Star Mica Co., Ltd.                       5,800     82,625       0.0%
     Star Micronics Co., Ltd.                  8,800    155,143       0.0%
     Start Today Co., Ltd.                    18,000    493,013       0.0%
     Starts Corp., Inc.                       14,100    382,407       0.0%
     Starzen Co., Ltd.                         3,000    146,751       0.0%
     Stella Chemifa Corp.                      4,200    161,933       0.0%
     Studio Alice Co., Ltd.                    5,500    127,245       0.0%
     Subaru Corp.                             28,400    981,194       0.1%
     Sugi Holdings Co., Ltd.                   3,300    167,481       0.0%
     Sugimoto & Co., Ltd.                      1,100     17,015       0.0%
     Sumco Corp.                              38,200    841,415       0.1%
     Sumida Corp.                             10,100    176,271       0.0%
     Suminoe Textile Co., Ltd.                29,000     81,644       0.0%
     Sumitomo Bakelite Co., Ltd.              66,000    536,724       0.0%
     Sumitomo Chemical Co., Ltd.             414,355  2,912,024       0.1%
     Sumitomo Corp.                           79,100  1,144,110       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
JAPAN -- (Continued)
    Sumitomo Dainippon Pharma Co., Ltd.       18,200 $  259,755       0.0%
    Sumitomo Densetsu Co., Ltd.                8,200    166,259       0.0%
    Sumitomo Electric Industries, Ltd.       125,600  2,138,381       0.1%
    Sumitomo Forestry Co., Ltd.               52,600    885,788       0.1%
    Sumitomo Heavy Industries, Ltd.           35,200  1,478,910       0.1%
    Sumitomo Metal Mining Co., Ltd.           40,500  1,597,789       0.1%
    Sumitomo Mitsui Construction Co., Ltd.    74,320    457,854       0.0%
    Sumitomo Mitsui Financial Group, Inc.    110,183  4,414,230       0.2%
    Sumitomo Mitsui Trust Holdings, Inc.      22,444    885,861       0.1%
    Sumitomo Osaka Cement Co., Ltd.          140,000    641,165       0.0%
    Sumitomo Precision Products Co., Ltd.     12,000     38,828       0.0%
    Sumitomo Realty & Development Co., Ltd.   47,000  1,574,133       0.1%
    Sumitomo Riko Co., Ltd.                   19,500    189,391       0.0%
    Sumitomo Rubber Industries, Ltd.          60,500  1,148,756       0.1%
    Sumitomo Seika Chemicals Co., Ltd.         4,000    212,508       0.0%
    Sun Corp.                                  7,200     49,034       0.0%
    Sun Frontier Fudousan Co., Ltd.           12,700    152,903       0.0%
    Sun-Wa Technos Corp.                       3,400     64,186       0.0%
    Sundrug Co., Ltd.                          9,000    391,666       0.0%
    Suntory Beverage & Food, Ltd.              4,100    188,651       0.0%
    Suruga Bank, Ltd.                         39,200    892,529       0.1%
    Suzuken Co., Ltd.                         21,060    759,168       0.0%
    Suzuki Motor Corp.                        33,700  1,845,859       0.1%
*   SWCC Showa Holdings Co., Ltd.             10,200     95,330       0.0%
    Sysmex Corp.                               7,800    533,830       0.0%
    Systena Corp.                              5,900    182,942       0.0%
    T Hasegawa Co., Ltd.                       8,200    166,590       0.0%
    T RAD Co., Ltd.                            3,200    132,813       0.0%
    T&D Holdings, Inc.                        92,100  1,436,820       0.1%
    T&K Toka Co., Ltd.                         6,800     79,176       0.0%
    T-Gaia Corp.                               4,300     87,507       0.0%
*   Tabuchi Electric Co., Ltd.                10,600     28,203       0.0%
    Tachi-S Co., Ltd.                         11,000    206,620       0.0%
    Tachibana Eletech Co., Ltd.                5,320     90,144       0.0%
    Tadano, Ltd.                              43,000    655,343       0.0%
    Taihei Dengyo Kaisha, Ltd.                 6,500    165,968       0.0%
    Taiheiyo Cement Corp.                     43,223  1,727,558       0.1%
    Taiheiyo Kouhatsu, Inc.                    2,700     23,999       0.0%
    Taiho Kogyo Co., Ltd.                      6,900    103,216       0.0%
    Taikisha, Ltd.                             7,700    224,254       0.0%
    Taiko Bank, Ltd. (The)                       100      2,303       0.0%
    Taiko Pharmaceutical Co., Ltd.             1,400     28,944       0.0%
    Taisei Corp.                              17,600    975,163       0.1%
    Taisei Lamick Co., Ltd.                    2,200     60,053       0.0%
    Taiyo Holdings Co., Ltd.                   5,300    254,677       0.0%
    Taiyo Nippon Sanso Corp.                  68,700    824,890       0.1%
    Taiyo Yuden Co., Ltd.                     52,000    907,884       0.1%
    Takaoka Toko Co., Ltd.                     4,480     73,237       0.0%
    Takara Holdings, Inc.                     35,000    342,370       0.0%
    Takara Leben Co., Ltd.                    46,000    211,455       0.0%
    Takara Standard Co., Ltd.                 15,000    256,461       0.0%
    Takasago International Corp.               6,400    222,634       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                               SHARES  VALUE++   OF NET ASSETS**
                                               ------ ---------- ---------------
JAPAN -- (Continued)
    Takasago Thermal Engineering Co., Ltd.      9,700 $  170,791       0.0%
    Takashima & Co., Ltd.                       1,600     31,952       0.0%
    Takashimaya Co., Ltd.                      72,000    662,465       0.0%
    Take And Give Needs Co., Ltd.               4,820     36,857       0.0%
    Takeda Pharmaceutical Co., Ltd.            19,900  1,122,059       0.1%
    Takeei Corp.                               10,100    101,884       0.0%
    Takeuchi Manufacturing Co., Ltd.           16,400    347,407       0.0%
    Takihyo Co., Ltd.                           1,000     20,624       0.0%
    Takisawa Machine Tool Co., Ltd.             2,300     41,959       0.0%
    Takuma Co., Ltd.                           21,000    258,341       0.0%
    Tama Home Co., Ltd.                        10,000     64,849       0.0%
    Tamron Co., Ltd.                            7,000    146,145       0.0%
    Tamura Corp.                               28,000    191,572       0.0%
    Tanseisha Co., Ltd.                        10,300    122,499       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.  15,000    110,022       0.0%
    Tayca Corp.                                 6,500    153,003       0.0%
    TBK Co., Ltd.                               7,000     32,225       0.0%
    TDK Corp.                                  17,300  1,329,320       0.1%
    TDK Corp. Sponsored ADR                     7,012    539,433       0.0%
    TechMatrix Corp.                            1,500     22,518       0.0%
    Techno Smart Corp.                          2,600     40,589       0.0%
    TechnoPro Holdings, Inc.                    7,600    348,448       0.0%
    Tecnos Japan, Inc.                          2,500     24,416       0.0%
    Teijin, Ltd.                               53,400  1,130,224       0.1%
    Teikoku Electric Manufacturing Co., Ltd.    6,300     66,765       0.0%
    Tekken Corp.                                4,300    144,203       0.0%
    Terumo Corp.                               12,500    520,878       0.0%
    THK Co., Ltd.                              29,600  1,079,695       0.1%
    TIS, Inc.                                  27,400    852,680       0.1%
*   Toa Corp.(6894508)                          6,800    147,782       0.0%
    Toa Corp.(6894434)                         11,000    116,283       0.0%
    Toa Oil Co., Ltd.                          25,000     33,255       0.0%
    TOA ROAD Corp.                              1,800     74,036       0.0%
    Toagosei Co., Ltd.                         45,500    590,100       0.0%
    Tobishima Corp.                            63,700     95,068       0.0%
    Tobu Railway Co., Ltd.                      8,600    252,297       0.0%
    Tobu Store Co., Ltd.                        1,000     27,139       0.0%
    TOC Co., Ltd.                               8,800     79,199       0.0%
    Tocalo Co., Ltd.                            5,700    230,006       0.0%
    Tochigi Bank, Ltd. (The)                   31,000    141,292       0.0%
    Toda Corp.                                 82,000    668,070       0.0%
    Toda Kogyo Corp.                            1,300     54,068       0.0%
    Toei Animation Co., Ltd.                      800     72,407       0.0%
    Toei Co., Ltd.                              2,900    314,630       0.0%
    Toell Co., Ltd.                             2,100     17,995       0.0%
    Toenec Corp.                                3,400     99,266       0.0%
    Togami Electric Manufacturing Co., Ltd.       800     16,376       0.0%
    Toho Bank, Ltd. (The)                      89,000    343,546       0.0%
    Toho Co., Ltd.(6895200)                     5,200    172,283       0.0%
    Toho Co., Ltd.(6895211)                     1,800     45,536       0.0%
    Toho Gas Co., Ltd.                         10,800    301,953       0.0%
    Toho Holdings Co., Ltd.                    20,100    395,105       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                      SHARES   VALUE++   OF NET ASSETS**
                                                      ------- ---------- ---------------
JAPAN -- (Continued)
    Toho Titanium Co., Ltd.                            18,500 $  166,688       0.0%
    Toho Zinc Co., Ltd.                                 6,200    301,971       0.0%
    Tohoku Bank, Ltd. (The)                             1,900     26,196       0.0%
    Tohoku Electric Power Co., Inc.                    23,700    310,916       0.0%
    Tokai Carbon Co., Ltd.                             77,000    769,449       0.0%
    Tokai Corp.                                         2,500    112,220       0.0%
    TOKAI Holdings Corp.                               38,400    307,028       0.0%
    Tokai Lease Co., Ltd.                                 200      3,754       0.0%
    Tokai Rika Co., Ltd.                               24,600    517,783       0.0%
    Tokai Tokyo Financial Holdings, Inc.               70,300    460,221       0.0%
    Token Corp.                                         3,100    373,806       0.0%
    Tokio Marine Holdings, Inc.                        55,700  2,401,072       0.1%
    Tokushu Tokai Paper Co., Ltd.                       3,900    157,263       0.0%
    Tokuyama Corp.                                     30,000    851,308       0.1%
*   Tokyo Base Co., Ltd.                                  500     20,502       0.0%
    Tokyo Century Corp.                                16,700    728,445       0.0%
    Tokyo Dome Corp.                                   27,000    253,529       0.0%
*   Tokyo Electric Power Co. Holdings, Inc.            54,388    223,242       0.0%
    Tokyo Electron Device, Ltd.                         3,600     70,394       0.0%
    Tokyo Electron, Ltd.                               14,000  2,465,115       0.1%
    Tokyo Energy & Systems, Inc.                       13,000    151,283       0.0%
    Tokyo Gas Co., Ltd.                                19,600    488,935       0.0%
    Tokyo Individualized Educational Institute, Inc.    1,300     11,458       0.0%
    Tokyo Keiki, Inc.                                   6,800     91,544       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                         15,300    559,521       0.0%
    Tokyo Rakutenchi Co., Ltd.                            700     36,000       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                  5,200     80,935       0.0%
    Tokyo Sangyo Co., Ltd.                              4,000     18,838       0.0%
    Tokyo Seimitsu Co., Ltd.                           12,000    477,050       0.0%
    Tokyo Steel Manufacturing Co., Ltd.                27,700    239,246       0.0%
    Tokyo Tatemono Co., Ltd.                           58,500    820,657       0.0%
    Tokyo Tekko Co., Ltd.                               2,400     45,402       0.0%
    Tokyo Theatres Co., Inc.                            2,100     27,009       0.0%
    Tokyo TY Financial Group, Inc.                     10,413    281,174       0.0%
    Tokyotokeiba Co., Ltd.                              4,900    149,104       0.0%
    Tokyu Construction Co., Ltd.                       35,400    311,758       0.0%
    Tokyu Corp.                                        24,500    370,613       0.0%
    Tokyu Fudosan Holdings Corp.                      256,525  1,681,805       0.1%
    Toli Corp.                                         17,000     61,801       0.0%
    Tomato Bank, Ltd.                                   1,100     15,352       0.0%
    Tomen Devices Corp.                                   100      2,836       0.0%
    Tomoe Corp.                                         9,500     39,492       0.0%
    Tomoe Engineering Co., Ltd.                         2,900     55,389       0.0%
    Tomoegawa Co., Ltd.                                 7,000     19,651       0.0%
    Tomoku Co., Ltd.                                    4,200     78,371       0.0%
    TOMONY Holdings, Inc.                              66,100    318,350       0.0%
    Tomy Co., Ltd.                                     30,000    485,378       0.0%
    Tonami Holdings Co., Ltd.                           2,300    114,597       0.0%
    Topcon Corp.                                       40,000    845,742       0.1%
    Toppan Forms Co., Ltd.                             18,700    193,504       0.0%
    Toppan Printing Co., Ltd.                          71,000    722,334       0.0%
    Topre Corp.                                        15,000    441,706       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                            ------- ----------- ---------------
JAPAN -- (Continued)
    Topy Industries, Ltd.                     9,700 $   331,409       0.0%
    Toray Industries, Inc.                  195,900   1,982,830       0.1%
    Torex Semiconductor, Ltd.                 2,300      38,138       0.0%
    Toridoll Holdings Corp.                   5,500     176,617       0.0%
    Torii Pharmaceutical Co., Ltd.            6,100     165,477       0.0%
    Torikizoku Co., Ltd.                      1,500      40,541       0.0%
    Torishima Pump Manufacturing Co., Ltd.    6,800      70,583       0.0%
    Tosei Corp.                              14,600     143,799       0.0%
*   Toshiba Corp.                           262,000     757,461       0.0%
    Toshiba Machine Co., Ltd.                47,000     291,828       0.0%
    Toshiba Plant Systems & Services Corp.    9,400     162,144       0.0%
    Toshiba TEC Corp.                        60,000     349,929       0.0%
    Tosho Co., Ltd.                           3,200      88,380       0.0%
    Tosoh Corp.                             123,000   2,654,430       0.1%
    Totetsu Kogyo Co., Ltd.                   8,900     298,033       0.0%
    TOTO, Ltd.                               12,500     612,176       0.0%
    Tottori Bank, Ltd. (The)                  1,300      20,839       0.0%
    Tow Co., Ltd.                             6,800      53,732       0.0%
    Towa Bank, Ltd. (The)                    12,800     135,918       0.0%
    Towa Corp.                               11,200     193,948       0.0%
    Towa Pharmaceutical Co., Ltd.             4,000     206,881       0.0%
    Toyo Construction Co., Ltd.              26,300     133,137       0.0%
    Toyo Denki Seizo K.K.                     2,600      46,171       0.0%
    Toyo Engineering Corp.                   11,600     138,665       0.0%
    Toyo Ink SC Holdings Co., Ltd.           76,000     447,580       0.0%
    Toyo Kohan Co., Ltd.                     21,000      89,791       0.0%
    Toyo Machinery & Metal Co., Ltd.          3,500      26,923       0.0%
    Toyo Securities Co., Ltd.                41,000     114,712       0.0%
    Toyo Seikan Group Holdings, Ltd.         32,500     574,858       0.0%
    Toyo Suisan Kaisha, Ltd.                  5,800     223,126       0.0%
    Toyo Tanso Co., Ltd.                      4,900     138,331       0.0%
    Toyo Tire & Rubber Co., Ltd.             41,700     943,527       0.1%
    Toyo Wharf & Warehouse Co., Ltd.          1,300      21,968       0.0%
    Toyobo Co., Ltd.                         35,700     687,669       0.0%
    Toyoda Gosei Co., Ltd.                   30,200     738,450       0.0%
    Toyota Boshoku Corp.                     20,100     404,768       0.0%
    Toyota Motor Corp.                      270,373  16,770,170       0.5%
    Toyota Motor Corp. Sponsored ADR         42,528   5,273,472       0.2%
    Toyota Tsusho Corp.                      56,700   2,062,209       0.1%
    TPR Co., Ltd.                            11,100     392,412       0.0%
    Trancom Co., Ltd.                         3,100     188,359       0.0%
    Transcosmos, Inc.                         6,900     160,914       0.0%
    Trend Micro, Inc.                         7,700     412,902       0.0%
    Trusco Nakayama Corp.                    12,200     312,139       0.0%
    TS Tech Co., Ltd.                        20,400     730,603       0.0%
    Tsubaki Nakashima Co., Ltd.               2,100      48,424       0.0%
    Tsubakimoto Chain Co.                    53,000     456,746       0.0%
*   Tsudakoma Corp.                          27,000      48,528       0.0%
    Tsugami Corp.                            11,000     105,942       0.0%
    Tsukada Global Holdings, Inc.             6,100      31,320       0.0%
    Tsukishima Kikai Co., Ltd.               11,700     140,535       0.0%
    Tsukuba Bank, Ltd.                       32,200     119,103       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
   JAPAN -- (Continued)
       Tsukui Corp.                         33,400 $  240,311       0.0%
       Tsumura & Co.                        10,800    401,397       0.0%
       Tsuruha Holdings, Inc.                5,000    619,913       0.0%
       Tsurumi Manufacturing Co., Ltd.       6,100    103,386       0.0%
       Tv Tokyo Holdings Corp.               5,300    110,938       0.0%
   *   U-Shin, Ltd.                         10,500     70,929       0.0%
       UACJ Corp.                           13,191    388,964       0.0%
       Ube Industries, Ltd.                 47,520  1,459,817       0.1%
       Uchida Yoko Co., Ltd.                 1,000     31,723       0.0%
       Uchiyama Holdings Co., Ltd.           1,500      7,150       0.0%
       UKC Holdings Corp.                    6,500    111,878       0.0%
       Ulvac, Inc.                          14,900  1,055,576       0.1%
       Umenohana Co., Ltd.                     500     12,499       0.0%
       Unicharm Corp.                       12,200    277,620       0.0%
       Uniden Holdings Corp.                12,000     38,192       0.0%
       Union Tool Co.                        2,100     67,890       0.0%
       Unipres Corp.                        17,200    464,396       0.0%
       United Arrows, Ltd.                   7,000    262,358       0.0%
       United Super Markets Holdings, Inc.  22,700    211,916       0.0%
   *   Unitika, Ltd.                        26,400    233,018       0.0%
       Universal Entertainment Corp.         9,400    306,220       0.0%
       Unizo Holdings Co., Ltd.             10,200    271,358       0.0%
       Urbanet Corp. Co., Ltd.              10,100     30,391       0.0%
       Ushio, Inc.                          44,500    617,695       0.0%
       USS Co., Ltd.                        12,400    250,664       0.0%
   *   UT Group Co., Ltd.                    5,700    116,851       0.0%
       Utoc Corp.                            2,600     12,236       0.0%
       V Technology Co., Ltd.                1,400    244,997       0.0%
   *   V-Cube, Inc.                          2,300     13,357       0.0%
       Valor Holdings Co., Ltd.             16,700    379,808       0.0%
       ValueCommerce Co., Ltd.               9,900     69,444       0.0%
       Vector, Inc.                          3,400     44,957       0.0%
       VeriServe Corp.                         600     20,056       0.0%
       Village Vanguard Co., Ltd.            2,800     28,285       0.0%
       Vital KSK Holdings, Inc.             16,500    133,972       0.0%
       Vitec Holdings Co., Ltd.              4,800     81,392       0.0%
       Voyage Group, Inc.                    4,000     51,067       0.0%
       VT Holdings Co., Ltd.                40,600    221,011       0.0%
       W-Scope Corp.                         3,100     58,309       0.0%
       Wacoal Holdings Corp.                21,500    614,530       0.0%
       Wakachiku Construction Co., Ltd.      4,800     80,130       0.0%
       Wakita & Co., Ltd.                   16,200    199,286       0.0%
       Warabeya Nichiyo Holdings Co., Ltd.   5,200    128,744       0.0%
       Watahan & Co., Ltd.                     900     20,105       0.0%
       WATAMI Co., Ltd.                      8,800    114,755       0.0%
       Watts Co., Ltd.                       1,900     19,502       0.0%
       WDB Holdings Co., Ltd.                1,300     31,668       0.0%
       Weathernews, Inc.                     1,400     45,252       0.0%
       Welcia Holdings Co., Ltd.             8,600    326,389       0.0%
       Wellnet Corp.                         2,000     21,493       0.0%
       West Holdings Corp.                   8,600     56,483       0.0%
       West Japan Railway Co.                7,300    514,766       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 JAPAN -- (Continued)
     WIN-Partners Co., Ltd.                   4,700 $   57,903       0.0%
     WirelessGate, Inc.                       1,700     18,483       0.0%
     Wood One Co., Ltd.                       1,400     23,834       0.0%
     World Holdings Co., Ltd.                 3,400    109,404       0.0%
     Wowow, Inc.                              3,400    105,990       0.0%
     Xebio Holdings Co., Ltd.                10,300    197,176       0.0%
     YAC Holdings Co., Ltd.                   2,600     26,321       0.0%
     Yahagi Construction Co., Ltd.           11,100    100,525       0.0%
     Yahoo Japan Corp.                       36,500    163,186       0.0%
     Yaizu Suisankagaku Industry Co., Ltd.    1,600     17,209       0.0%
     Yakult Honsha Co., Ltd.                  1,900    157,088       0.0%
     Yakuodo Co., Ltd.                        3,900    109,229       0.0%
     YAMABIKO Corp.                          13,800    187,785       0.0%
     YAMADA Consulting Group Co., Ltd.        5,200    100,461       0.0%
     Yamada Denki Co., Ltd.                 108,240    575,750       0.0%
     Yamagata Bank, Ltd. (The)               10,200    240,230       0.0%
     Yamaguchi Financial Group, Inc.         49,000    593,547       0.0%
     Yamaha Corp.                            18,300    719,039       0.0%
     Yamaha Motor Co., Ltd.                  55,000  1,650,693       0.1%
     Yamaichi Electronics Co., Ltd.          11,100    230,581       0.0%
     Yamanashi Chuo Bank, Ltd. (The)         72,000    320,670       0.0%
     Yamatane Corp.                           4,600     82,168       0.0%
     Yamato Corp.                             7,100     52,645       0.0%
     Yamato Holdings Co., Ltd.               29,700    607,239       0.0%
     Yamaya Corp.                             2,500     52,573       0.0%
     Yamazaki Baking Co., Ltd.               36,400    655,198       0.0%
     Yamazen Corp.                           17,100    195,507       0.0%
     Yaoko Co., Ltd.                          8,200    402,481       0.0%
     Yaskawa Electric Corp.                  31,800  1,139,419       0.1%
     Yasunaga Corp.                           3,100     93,435       0.0%
     Yellow Hat, Ltd.                         5,500    168,755       0.0%
     Yokogawa Bridge Holdings Corp.          13,600    290,024       0.0%
     Yokogawa Electric Corp.                 61,000  1,158,769       0.1%
     Yokohama Reito Co., Ltd.                20,600    195,922       0.0%
     Yokohama Rubber Co., Ltd. (The)         52,600  1,182,556       0.1%
     Yokowo Co., Ltd.                         3,300     43,084       0.0%
     Yomiuri Land Co., Ltd.                   1,400     58,820       0.0%
     Yondoshi Holdings, Inc.                  5,200    143,030       0.0%
     Yorozu Corp.                             9,000    183,107       0.0%
     Yoshinoya Holdings Co., Ltd.            10,900    181,295       0.0%
     Yuasa Trading Co., Ltd.                  4,000    147,473       0.0%
     Yuken Kogyo Co., Ltd.                      900     21,278       0.0%
     Yume No Machi Souzou Iinkai Co., Ltd.    3,000     42,182       0.0%
     Yumeshin Holdings Co., Ltd.              3,300     23,285       0.0%
     Yurtec Corp.                            16,000    139,812       0.0%
     Yusen Logistics Co., Ltd.                8,800    102,603       0.0%
     Yushiro Chemical Industry Co., Ltd.      3,700     55,959       0.0%
     Zenkoku Hosho Co., Ltd.                  5,000    205,444       0.0%
     Zenrin Co., Ltd.                         8,300    263,734       0.0%
     Zensho Holdings Co., Ltd.               40,500    750,663       0.0%
     Zeon Corp.                              71,000    945,274       0.1%
     ZERIA Pharmaceutical Co., Ltd.           5,800    101,635       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                             SHARES     VALUE++    OF NET ASSETS**
                                            --------- ------------ ---------------
JAPAN -- (Continued)
*   ZIGExN Co., Ltd.                            3,600 $     49,603       0.0%
    Zojirushi Corp.                            12,000      108,308       0.0%
    Zuiko Corp.                                   500       16,822       0.0%
                                                      ------------      ----
TOTAL JAPAN                                            595,567,715      17.7%
                                                      ------------      ----
MALAYSIA -- (0.7%)
#   7-Eleven Malaysia Holdings Bhd Class B     63,800       23,506       0.0%
#   Aeon Co. M Bhd                            217,900      106,569       0.0%
    Aeon Credit Service M Bhd                  21,550       70,757       0.0%
    Affin Holdings Bhd                        109,590       66,262       0.0%
#   AirAsia Bhd                               639,300      504,493       0.1%
#*  AirAsia X Bhd                             972,100       86,139       0.0%
    Alliance Bank Malaysia Bhd                351,900      306,672       0.0%
    AMMB Holdings Bhd                         484,500      489,964       0.0%
    Ann Joo Resources Bhd                      68,600       60,767       0.0%
    APM Automotive Holdings Bhd                34,700       29,924       0.0%
    Astro Malaysia Holdings Bhd                71,800       47,659       0.0%
    Axiata Group Bhd                          272,588      347,126       0.0%
    Batu Kawan Bhd                             32,700      152,941       0.0%
    Benalec Holdings Bhd                       48,000        4,875       0.0%
*   Berjaya Assets BHD                        138,500       35,035       0.0%
#*  Berjaya Corp. Bhd                       1,146,810       90,740       0.0%
*   Berjaya Land Bhd                           76,000        6,820       0.0%
    Berjaya Sports Toto Bhd                   131,659       74,946       0.0%
#   Bermaz Auto Bhd                           126,100       60,752       0.0%
#   BIMB Holdings Bhd                         114,300      118,539       0.0%
    Bonia Corp. Bhd                            82,000       12,781       0.0%
*   Borneo Oil Bhd                            412,350        9,244       0.0%
    Boustead Holdings Bhd                     220,899      157,539       0.0%
#   Boustead Plantations Bhd                   22,500        8,557       0.0%
    British American Tobacco Malaysia Bhd      13,500      125,039       0.0%
*   Bumi Armada Bhd                           913,000      157,593       0.0%
    Bursa Malaysia Bhd                        111,600      263,304       0.0%
#   Cahya Mata Sarawak Bhd                    222,700      194,603       0.0%
    Can-One Bhd                                18,400       12,388       0.0%
    Carlsberg Brewery Malaysia Bhd Class B     37,800      142,357       0.0%
    CB Industrial Product Holding Bhd         102,800       46,890       0.0%
    CIMB Group Holdings Bhd                   427,077      619,405       0.1%
    Coastal Contracts Bhd                      42,800       12,843       0.0%
    Cypark Resources Bhd                       58,000       36,263       0.0%
    Datasonic Group Bhd                       154,100       44,770       0.0%
#*  Dayang Enterprise Holdings Bhd            141,839       28,994       0.0%
*   Destinii Bhd                              137,400       15,742       0.0%
    Dialog Group Bhd                          390,658      208,614       0.0%
    DiGi.Com Bhd                              155,200      183,297       0.0%
    DKSH Holdings Malaysia Bhd                 22,800       25,189       0.0%
#   DRB-Hicom Bhd                             336,400      135,135       0.0%
    Dutch Lady Milk Industries Bhd              2,400       34,052       0.0%
    Eastern & Oriental Bhd                    218,229       79,429       0.0%
*   Eco World Development Group Bhd           396,200      145,146       0.0%
#   Ekovest Bhd                               488,900      133,961       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES   VALUE++  OF NET ASSETS**
                                           --------- -------- ---------------
   MALAYSIA -- (Continued)
   #   Evergreen Fibreboard Bhd              210,750 $ 38,330       0.0%
   #   Felda Global Ventures Holdings Bhd    692,100  312,159       0.0%
       Fraser & Neave Holdings Bhd             4,300   25,717       0.0%
   #   Gadang Holdings Bhd                   196,250   58,436       0.0%
       Gamuda Bhd                            255,500  316,857       0.0%
   #   Gas Malaysia Bhd                       80,000   52,346       0.0%
       Genting Malaysia Bhd                  227,800  270,759       0.0%
   #   Genting Plantations Bhd                46,700  117,822       0.0%
       George Kent Malaysia BHD              133,500  102,213       0.0%
       Globetronics Technology Bhd            37,900   59,036       0.0%
       Glomac Bhd                             86,600   13,401       0.0%
       Hai-O Enterprise Bhd                   13,700   17,635       0.0%
       HAP Seng Consolidated Bhd             242,580  531,947       0.1%
       Hap Seng Plantations Holdings Bhd      72,400   45,665       0.0%
       Hartalega Holdings Bhd                 64,000  115,266       0.0%
   #   Heineken Malaysia Bhd                  34,400  154,259       0.0%
   *   Hengyuan Refining Co. Bhd              27,600   55,241       0.0%
   #   HeveaBoard Bhd                        142,700   56,287       0.0%
       Hiap Teck Venture Bhd                 425,300   42,698       0.0%
   *   Hibiscus Petroleum Bhd                451,500   75,915       0.0%
       Hock Seng LEE BHD                      55,900   20,337       0.0%
       Hong Leong Bank Bhd                    71,432  268,935       0.0%
       Hong Leong Financial Group Bhd         64,153  253,128       0.0%
       Hong Leong Industries Bhd              31,400   71,243       0.0%
       Hua Yang Bhd                           65,066   11,987       0.0%
       IHH Healthcare Bhd                     45,600   60,764       0.0%
       IJM Corp. Bhd                         983,720  741,248       0.1%
       IJM Plantations Bhd                    72,500   49,143       0.0%
       Inari Amertron Bhd                    358,592  237,957       0.0%
       Insas Bhd                             225,200   52,387       0.0%
       IOI Corp. Bhd                         102,326  107,831       0.0%
       IOI Properties Group Bhd              412,924  194,242       0.0%
   *   Iris Corp. Bhd                        271,500   10,584       0.0%
   *   Iskandar Waterfront City Bhd           91,000   30,093       0.0%
   #*  JAKS Resources Bhd                    137,900   48,226       0.0%
       Jaya Tiasa Holdings Bhd               170,800   47,209       0.0%
       JCY International Bhd                 139,200   17,762       0.0%
       Kerjaya Prospek Group Bhd              36,600   33,891       0.0%
       Kian JOO CAN Factory Bhd               56,700   39,511       0.0%
   #*  KNM Group Bhd                       1,116,730   73,923       0.0%
       Kossan Rubber Industries               67,100  114,435       0.0%
       KPJ Healthcare Bhd                    381,800   91,989       0.0%
   *   KSL Holdings Bhd                      222,492   66,189       0.0%
       Kuala Lumpur Kepong Bhd                27,100  157,529       0.0%
       Kumpulan Perangsang Selangor Bhd       43,300   14,526       0.0%
   #   Lafarge Malaysia Bhd                   68,300  112,343       0.0%
       Land & General Bhd                    584,220   30,358       0.0%
   *   Landmarks Bhd                          74,700   12,894       0.0%
       LBS Bina Group Bhd                    134,400   60,947       0.0%
       Lii Hen Indsustries Bhd                29,000   28,359       0.0%
       Lingkaran Trans Kota Holdings Bhd      48,400   67,334       0.0%
       LPI Capital Bhd                        19,020   81,852       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                               SHARES   VALUE++  OF NET ASSETS**
                                              --------- -------- ---------------
MALAYSIA -- (Continued)
    Magni-Tech Industries Bhd                    64,000 $105,202       0.0%
    Magnum Bhd                                  213,700   88,332       0.0%
    Mah Sing Group Bhd                          620,440  225,962       0.0%
#   Malakoff Corp. Bhd                          251,200   61,130       0.0%
    Malayan Banking Bhd                         379,478  829,160       0.1%
    Malayan Flour Mills Bhd                      73,200   33,548       0.0%
    Malaysia Airports Holdings Bhd              145,492  284,461       0.0%
    Malaysia Building Society Bhd               583,842  153,018       0.0%
    Malaysian Pacific Industries Bhd             40,475  133,090       0.0%
#   Malaysian Resources Corp. Bhd               791,900  198,248       0.0%
    Malton Bhd                                   81,600   23,882       0.0%
    Matrix Concepts Holdings Bhd                102,375   54,400       0.0%
    Maxis Bhd                                    54,500   76,581       0.0%
    Media Prima Bhd                             306,800   60,515       0.0%
    Mega First Corp. Bhd                         84,100   69,742       0.0%
    MISC Bhd                                    157,380  258,146       0.0%
#   Mitrajaya Holdings Bhd                      126,000   27,972       0.0%
*   MK Land Holdings Bhd                        131,800    8,402       0.0%
    MKH Bhd                                     124,324   60,780       0.0%
    MMC Corp. Bhd                               284,000  133,488       0.0%
*   MNRB Holdings Bhd                            26,700   14,504       0.0%
*   Mudajaya Group Bhd                          105,300   29,887       0.0%
    Muhibbah Engineering M Bhd                  115,700   77,871       0.0%
*   Mulpha International Bhd                     51,880   30,641       0.0%
    My EG Services Bhd                          291,000  150,543       0.0%
*   Naim Holdings Bhd                            48,600   13,439       0.0%
*   OCK Group Bhd                               106,000   22,287       0.0%
    Oldtown Bhd                                  93,900   56,994       0.0%
#   Padini Holdings Bhd                         269,400  300,257       0.0%
    Pantech Group Holdings Bhd                   63,286   10,316       0.0%
    Paramount Corp. Bhd                          32,600   13,468       0.0%
#*  Parkson Holdings Bhd                        219,903   33,769       0.0%
    Petron Malaysia Refining & Marketing Bhd     17,200   47,557       0.0%
    Petronas Chemicals Group Bhd                153,700  267,570       0.0%
    Petronas Dagangan Bhd                        17,100   96,783       0.0%
    Petronas Gas Bhd                             25,100  106,960       0.0%
    Pharmaniaga Bhd                              29,900   28,677       0.0%
    Pie Industrial BHD                           22,300   11,010       0.0%
#   Pos Malaysia Bhd                             93,200  120,906       0.0%
#   Press Metal Aluminium Holdings Bhd          343,839  359,800       0.0%
    Protasco Bhd                                120,000   32,316       0.0%
    Public Bank Bhd                              88,140  425,939       0.0%
#   QL Resources Bhd                            172,705  158,704       0.0%
    RGB International Bhd                       662,800   48,571       0.0%
    RHB Bank Bhd                                124,343  149,205       0.0%
*   Salcon Bhd                                  191,794   19,256       0.0%
    Sapura Energy Bhd                         1,905,743  721,196       0.1%
    Sarawak Oil Palms Bhd                        64,457   69,737       0.0%
#   Scientex Bhd                                 48,000  100,907       0.0%
    Selangor Properties Bhd                      24,800   28,118       0.0%
    Shangri-La Hotels Malaysia Bhd               15,100   18,547       0.0%
    Sime Darby Bhd                              166,422  361,686       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                            SHARES     VALUE++   OF NET ASSETS**
                                           --------- ----------- ---------------
MALAYSIA -- (Continued)
#   SKP Resources Bhd                        125,600 $    52,505       0.0%
#   SP Setia Bhd Group                        87,576      67,709       0.0%
    Star Media Group Bhd                      50,500      20,160       0.0%
*   Sumatec Resources Bhd                    598,000       7,071       0.0%
#   Sunway Bhd                               517,995     211,551       0.0%
#   Sunway Construction Group Bhd             46,680      25,359       0.0%
#   Supermax Corp. Bhd                       159,500      66,687       0.0%
    Suria Capital Holdings Bhd                16,100       7,641       0.0%
    Syarikat Takaful Malaysia Bhd             60,000      54,547       0.0%
#   Ta Ann Holdings Bhd                       80,257      69,957       0.0%
    TA Enterprise Bhd                        333,600      50,457       0.0%
    TA Global Bhd                            217,000      19,461       0.0%
    Taliworks Corp. Bhd                       90,300      26,660       0.0%
    Tambun Indah Land Bhd                     80,300      22,375       0.0%
    TAN Chong Motor Holdings Bhd             100,000      38,281       0.0%
    TDM Bhd                                  302,940      37,559       0.0%
    Telekom Malaysia Bhd                     103,348     155,079       0.0%
    Tenaga Nasional Bhd                       71,550     253,509       0.0%
    Thong Guan Industries Bhd                 23,200      24,497       0.0%
#   Time dotCom Bhd                           47,300     102,586       0.0%
    Tiong NAM Logistics Holdings              46,920      16,506       0.0%
    Top Glove Corp. Bhd                      209,600     316,810       0.0%
    Tropicana Corp. Bhd                      199,848      47,183       0.0%
    TSH Resources Bhd                        164,100      65,919       0.0%
#   Tune Protect Group Bhd                   273,200      78,717       0.0%
    Uchi Technologies Bhd                     37,400      25,797       0.0%
#   UEM Edgenta Bhd                           98,900      61,678       0.0%
*   UEM Sunrise Bhd                          632,358     165,857       0.0%
*   UMW Holdings Bhd                         198,100     245,209       0.0%
#*  UMW Oil & Gas Corp. Bhd                2,368,083     179,209       0.0%
    Unisem M Bhd                             221,400     209,234       0.0%
    United Plantations Bhd                    11,300      73,203       0.0%
    UOA Development Bhd                      242,900     146,376       0.0%
*   Uzma Bhd                                  60,100      20,619       0.0%
#   VS Industry Bhd                          320,000     232,812       0.0%
    Wah Seong Corp. Bhd                       72,098      16,006       0.0%
#*  WCT Holdings Bhd                         323,941     126,975       0.0%
#   Westports Holdings Bhd                   139,800     122,642       0.0%
    WTK Holdings Bhd                          72,500      13,864       0.0%
#   Yinson Holdings Bhd                      106,500      99,511       0.0%
*   YNH Property Bhd                         133,216      44,442       0.0%
    YTL Corp. Bhd                          1,865,562     559,670       0.1%
    YTL Power International Bhd              349,503     107,317       0.0%
    Zhulian Corp. Bhd                         45,600      19,286       0.0%
                                                     -----------       ---
TOTAL MALAYSIA                                        22,310,739       0.7%
                                                     -----------       ---
MEXICO -- (0.8%)
    Alfa S.A.B. de C.V. Class A              952,941     995,104       0.1%
    Alpek S.A.B. de C.V.                     193,325     202,786       0.0%
    Alsea S.A.B. de C.V.                     184,303     557,762       0.0%
    America Movil S.A.B. de C.V. Series L    781,046     673,423       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                  PERCENTAGE
                                                                            SHARES    VALUE++   OF NET ASSETS**
                                                                           --------- ---------- ---------------
MEXICO -- (Continued)
    America Movil S.A.B. de C.V. Series L ADR                                 23,684 $  405,470       0.0%
    Arca Continental S.A.B. de C.V.                                          114,633    729,530       0.0%
*   Axtel S.A.B. de C.V.                                                     437,777     94,763       0.0%
    Banregio Grupo Financiero S.A.B. de C.V.                                 109,988    586,664       0.0%
    Bolsa Mexicana de Valores S.A.B. de C.V.                                  63,291    105,607       0.0%
*   Cemex S.A.B. de C.V.                                                   2,172,424  1,766,562       0.1%
    Cia Minera Autlan S.A.B. de C.V. Series B                                 20,453     19,203       0.0%
    Coca-Cola Femsa S.A.B. de C.V. Series L                                    7,700     52,052       0.0%
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR                               4,452    304,695       0.0%
    Consorcio ARA S.A.B. de C.V. Series *                                    305,857    108,484       0.0%
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR                     15,370    157,235       0.0%
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V. Class A                 25,993     26,560       0.0%
    Corp. Inmobiliaria Vesta S.A.B. de C.V.                                  115,620    142,929       0.0%
    Corp. Moctezuma S.A.B. de C.V. Series *                                   73,800    293,325       0.0%
    Credito Real S.A.B. de C.V. SOFOM ER                                      36,910     59,297       0.0%
    El Puerto de Liverpool S.A.B. de C.V. Class C1                             7,361     50,244       0.0%
*   Empresas ICA S.A.B. de C.V.                                              117,564      9,076       0.0%
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR                         32,800      5,133       0.0%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR                   10,659    935,327       0.1%
*   Genomma Lab Internacional S.A.B. de C.V. Class B                         296,587    346,373       0.0%
    Gentera S.A.B. de C.V.                                                   471,339    476,951       0.0%
    Gruma S.A.B. de C.V. Class B                                              70,384    923,793       0.1%
*   Grupo Aeromexico S.A.B. de C.V.                                           61,114     97,512       0.0%
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.                       73,216    369,866       0.0%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR                        9,537    905,252       0.0%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B                   24,482    232,781       0.0%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR                         5,100    911,829       0.0%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B                     2,400     42,913       0.0%
    Grupo Bimbo S.A.B. de C.V. Series A                                      157,200    363,979       0.0%
    Grupo Carso S.A.B. de C.V. Series A1                                      97,100    314,723       0.0%
    Grupo Cementos de Chihuahua S.A.B. de C.V.                                 6,289     29,858       0.0%
    Grupo Comercial Chedraui S.A. de C.V.                                    113,794    224,659       0.0%
    Grupo Elektra S.A.B. de C.V.                                              13,973    559,969       0.0%
*   Grupo Famsa S.A.B. de C.V. Class A                                       110,408     60,238       0.0%
    Grupo Financiero Banorte S.A.B. de C.V. Class O                          197,896  1,172,610       0.1%
    Grupo Financiero Inbursa S.A.B. de C.V. Class O                          304,040    523,022       0.0%
    Grupo Financiero Interacciones SA de C.V. Class O                         39,863    181,270       0.0%
    Grupo Financiero Santander Mexico S.A.B. de C.V. Class B                 226,927    381,373       0.0%
*   Grupo GICSA S.A. de C.V.                                                  57,967     35,073       0.0%
    Grupo Herdez S.A.B. de C.V. Series *                                     106,005    226,698       0.0%
    Grupo Lala S.A.B. de C.V.                                                 49,771     76,869       0.0%
    Grupo Lamosa S.A.B. de C.V.                                               35,276     75,422       0.0%
    Grupo Mexico S.A.B. de C.V. Series B                                     609,526  1,982,289       0.1%
*   Grupo Pochteca S.A.B. de C.V.                                              3,616      1,386       0.0%
    Grupo Sanborns S.A.B. de C.V.                                             43,962     48,315       0.0%
*   Grupo Simec S.A.B. de C.V. Series B                                       39,212    128,527       0.0%
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                                   1,049     10,333       0.0%
    Grupo Televisa S.A.B. Series CPO                                         247,891  1,085,087       0.1%
    Grupo Televisa S.A.B. Sponsored ADR                                       23,672    518,180       0.0%
*   Hoteles City Express S.A.B. de C.V.                                      133,529    164,441       0.0%
*   Impulsora del Desarrollo y El Empleo en America Latina S.A.B. de C.V.    126,300    229,849       0.0%
    Industrias Bachoco S.A.B. de C.V. Series B                                56,734    279,412       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                                      SHARES    VALUE++   OF NET ASSETS**
                                                                      ------- ----------- ---------------
MEXICO -- (Continued)
    Industrias Bachoco S.A.B. de C.V. Sponsored ADR                       742 $    43,696       0.0%
*   Industrias CH S.A.B. de C.V. Series B                              75,552     301,077       0.0%
    Industrias Penoles S.A.B. de C.V.                                  44,846   1,045,609       0.1%
    Infraestructura Energetica Nova S.A.B. de C.V.                     35,103     179,069       0.0%
    Kimberly-Clark de Mexico S.A.B. de C.V. Class A                   255,812     440,058       0.0%
*   La Comer S.A.B. de C.V.                                           137,995     133,880       0.0%
*   Maxcom Telecomunicaciones S.A.B. de C.V.                            4,640       1,718       0.0%
    Megacable Holdings S.A.B. de C.V.                                 124,345     492,665       0.0%
    Mexichem S.A.B. de C.V.                                           334,305     861,058       0.0%
*   Minera Frisco S.A.B. de C.V. Class A1                              70,600      41,649       0.0%
    Nemak S.A.B. de C.V.                                              246,046     185,191       0.0%
    Organizacion Cultiba S.A.B. de C.V.                                12,061      10,003       0.0%
*   Organizacion Soriana S.A.B. de C.V. Class B                       151,399     317,459       0.0%
    Promotora y Operadora de Infraestructura S.A.B. de C.V.(2393388)   45,570     433,315       0.0%
    Promotora y Operadora de Infraestructura S.A.B. de C.V.(BP85573)    1,232       9,214       0.0%
    Qualitas Controladora S.A.B. de C.V.                               57,781      95,690       0.0%
    Rassini S.A.B. de C.V.                                             22,703      84,220       0.0%
*   Telesites S.A.B. de C.V.                                           51,131      37,845       0.0%
    TV Azteca S.A.B. de C.V.                                          351,017      63,532       0.0%
    Unifin Financiera S.A.B. de C.V. SOFOM ENR                          8,692      29,469       0.0%
    Vitro S.A.B. de C.V. Series A                                      14,205      52,680       0.0%
    Wal-Mart de Mexico S.A.B. de C.V.                                 155,904     349,024       0.0%
                                                                              -----------       ---
TOTAL MEXICO                                                                   26,470,204       0.8%
                                                                              -----------       ---
NETHERLANDS -- (2.1%)
    Aalberts Industries NV                                             45,897   2,263,216       0.1%
    ABN AMRO Group NV                                                  34,117   1,053,681       0.0%
    Accell Group                                                       10,226     312,304       0.0%
    Aegon NV(5927375)                                                 282,208   1,666,114       0.1%
    Aegon NV(007924103)                                                90,321     530,184       0.0%
*   AFC Ajax NV                                                           546       6,606       0.0%
    Akzo Nobel NV                                                      53,918   4,867,762       0.2%
*   Altice NV Class A                                                  17,214     324,632       0.0%
*   Altice NV Class B                                                   5,112      96,382       0.0%
    AMG Advanced Metallurgical Group NV                                14,549     696,319       0.0%
    Amsterdam Commodities NV                                            8,922     250,283       0.0%
    APERAM SA                                                          21,739   1,168,962       0.0%
    Arcadis NV                                                         25,151     581,381       0.0%
*   ArcelorMittal(03938L203)                                           58,076   1,660,972       0.1%
*   ArcelorMittal(BYPBS67)                                             26,445     757,267       0.0%
    ASM International NV                                               20,246   1,356,765       0.0%
    ASML Holding NV                                                     9,664   1,746,678       0.1%
    BE Semiconductor Industries NV                                     21,146   1,661,700       0.1%
    Beter Bed Holding NV                                                7,640     156,332       0.0%
    BinckBank NV                                                       24,187     123,277       0.0%
    Boskalis Westminster                                               35,213   1,258,742       0.0%
    Brunel International NV                                             6,552     111,378       0.0%
    Coca-Cola European Partners P.L.C.                                 18,782     770,416       0.0%
    Corbion NV                                                         29,462     984,413       0.0%
*   Fugro NV                                                           28,354     365,505       0.0%
    Gemalto NV                                                         23,043     911,935       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                 SHARES    VALUE++   OF NET ASSETS**
                                                 ------- ----------- ---------------
NETHERLANDS -- (Continued)
    GrandVision NV                                 7,566 $   188,832       0.0%
*   Heijmans NV                                    7,697      82,102       0.0%
    Heineken NV                                   22,194   2,162,423       0.1%
    Hunter Douglas NV                              1,824     147,691       0.0%
    IMCD Group NV                                 12,404     780,140       0.0%
    ING Groep NV                                  29,567     546,382       0.0%
#   ING Groep NV Sponsored ADR                   157,227   2,911,844       0.1%
    KAS Bank NV                                    4,269      49,521       0.0%
    Kendrion NV                                    6,828     298,567       0.0%
    Koninklijke Ahold Delhaize NV                233,772   4,398,478       0.1%
    Koninklijke Ahold Delhaize NV Sponsored ADR      787      14,798       0.0%
    Koninklijke BAM Groep NV                      98,851     558,385       0.0%
    Koninklijke DSM NV                            66,455   5,669,786       0.2%
    Koninklijke KPN NV                           708,216   2,436,880       0.1%
    Koninklijke Philips NV(500472303)             72,633   2,962,700       0.1%
    Koninklijke Philips NV(5986622)               52,867   2,154,484       0.1%
    Koninklijke Vopak NV                          29,652   1,283,430       0.0%
    Nederland Apparatenfabriek                     1,381      64,430       0.0%
    NN Group NV                                   65,332   2,735,942       0.1%
*   OCI NV                                        33,717     799,862       0.0%
    Ordina NV                                     54,448      94,171       0.0%
    PostNL NV                                    117,147     499,281       0.0%
    Randstad Holding NV                           36,965   2,274,165       0.1%
    Refresco Group NV                             14,907     344,668       0.0%
    RELX NV                                       60,337   1,362,216       0.1%
    RELX NV Sponsored ADR                         12,919     291,974       0.0%
*   Rhi Magnesita NV                               6,143     272,566       0.0%
    SBM Offshore NV                               80,084   1,429,189       0.1%
    Sligro Food Group NV                          11,208     504,119       0.0%
*   Telegraaf Media Groep NV                       4,962      32,956       0.0%
    TKH Group NV                                  17,468   1,176,285       0.0%
*   TomTom NV                                     28,748     327,519       0.0%
    Unilever NV(904784709)                        33,744   1,955,802       0.1%
#   Unilever NV(B12T3J1)                          13,702     795,948       0.0%
    Van Lanschot Kempen NV                         1,909      57,927       0.0%
    Wessanen                                      27,125     515,192       0.0%
    Wolters Kluwer NV                             70,283   3,444,749       0.1%
                                                         -----------       ---
TOTAL NETHERLANDS                                         71,308,610       2.1%
                                                         -----------       ---
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.                            129,455     768,576       0.0%
    Air New Zealand, Ltd.                        297,289     671,618       0.0%
    Auckland International Airport, Ltd.          86,576     369,001       0.0%
    Chorus, Ltd.                                 153,378     421,501       0.0%
    Chorus, Ltd. ADR                               2,187      29,682       0.0%
    Contact Energy, Ltd.                         126,788     499,003       0.0%
    EBOS Group, Ltd.                              22,507     271,097       0.0%
    Fisher & Paykel Healthcare Corp., Ltd.        98,156     890,291       0.1%
    Fletcher Building, Ltd.(6341606)             155,180     782,763       0.1%
    Fletcher Building, Ltd.(6341617)              12,299      61,292       0.0%
    Fonterra Co-operative Group, Ltd.             16,111      70,218       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
 NEW ZEALAND -- (Continued)
     Freightways, Ltd.                      30,285 $   158,720       0.0%
     Genesis Energy, Ltd.                   90,815     152,237       0.0%
     Gentrack Group, Ltd.                    4,355      16,390       0.0%
     Hallenstein Glasson Holdings, Ltd.        609       1,392       0.0%
     Heartland Bank, Ltd.                   49,059      63,781       0.0%
     Infratil, Ltd.                        113,815     250,425       0.0%
     Kathmandu Holdings, Ltd.                9,448      15,529       0.0%
     Mainfreight, Ltd.                      31,997     535,605       0.0%
     Mercury NZ, Ltd.                       92,649     208,573       0.0%
     Meridian Energy, Ltd.                  67,998     132,658       0.0%
     Metlifecare, Ltd.                      48,962     193,712       0.0%
     Metro Performance Glass, Ltd.          20,089      13,608       0.0%
 *   New Zealand Oil & Gas, Ltd.            25,527      12,667       0.0%
     New Zealand Refining Co., Ltd. (The)   57,566      99,284       0.0%
     NZME, Ltd.                             83,243      52,305       0.0%
     NZX, Ltd.                              34,929      28,233       0.0%
     PGG Wrightson, Ltd.                     8,757       3,357       0.0%
     Port of Tauranga, Ltd.                 53,776     168,361       0.0%
     Restaurant Brands New Zealand, Ltd.    28,005     130,014       0.0%
     Ryman Healthcare, Ltd.                 23,757     151,241       0.0%
     Sanford, Ltd.                          16,333      88,251       0.0%
     SKY Network Television, Ltd.          121,524     207,992       0.0%
     SKYCITY Entertainment Group, Ltd.     286,975     763,962       0.0%
     Spark New Zealand, Ltd.               421,958   1,063,130       0.1%
     Steel & Tube Holdings, Ltd.            17,544      24,017       0.0%
     Summerset Group Holdings, Ltd.         95,769     319,194       0.0%
     Tilt Renewables, Ltd.                  13,045      17,408       0.0%
     Tourism Holdings, Ltd.                 58,498     203,306       0.0%
 *   Tower, Ltd.                            42,638      23,646       0.0%
     Trade Me Group, Ltd.                  108,438     334,877       0.0%
     Trustpower, Ltd.                       13,045      51,943       0.0%
     Vector, Ltd.                           54,504     125,659       0.0%
     Warehouse Group, Ltd. (The)            43,907      63,422       0.0%
 *   Xero, Ltd.                              2,961      69,739       0.0%
     Z Energy, Ltd.                         51,676     260,640       0.0%
                                                   -----------       ---
 TOTAL NEW ZEALAND                                  10,840,320       0.3%
                                                   -----------       ---
 NORWAY -- (0.6%)
     ABG Sundal Collier Holding ASA        147,410     102,328       0.0%
     AF Gruppen ASA                            813      12,652       0.0%
 *   Akastor ASA                            62,139     143,337       0.0%
     Aker ASA Class A                       10,276     465,578       0.0%
     Aker BP ASA                            43,708   1,006,890       0.1%
 *   Aker Solutions ASA                     29,261     160,895       0.0%
     American Shipping Co. ASA              13,612      38,289       0.0%
     Atea ASA                               35,638     449,588       0.0%
     Austevoll Seafood ASA                  45,464     455,065       0.0%
 *   Avance Gas Holding, Ltd.               18,822      45,464       0.0%
 *   Axactor AB                            217,910      78,546       0.0%
     Bakkafrost P/F                          9,791     437,501       0.0%
     Bonheur ASA                             9,038      91,494       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             PERCENTAGE
                                        SHARES   VALUE++   OF NET ASSETS**
                                        ------- ---------- ---------------
     NORWAY -- (Continued)
         Borregaard ASA                  23,692 $  228,338       0.0%
     *   BW LPG, Ltd.                    30,630    115,148       0.0%
     *   BW Offshore, Ltd.               47,788    157,010       0.0%
         DNB ASA                         65,608  1,266,194       0.1%
     *   DNO ASA                        166,262    202,000       0.0%
     *   DOF ASA                        190,442     20,075       0.0%
         Ekornes ASA                     10,616    148,908       0.0%
         Entra ASA                       19,314    265,819       0.0%
     *   Fred Olsen Energy ASA           20,918     57,604       0.0%
         Frontline, Ltd.                 28,827    176,388       0.0%
         Gjensidige Forsikring ASA       16,480    310,133       0.0%
         Golar LNG, Ltd.                  3,007     63,538       0.0%
         Grieg Seafood ASA               33,933    322,204       0.0%
     *   Hexagon Composites ASA          34,591    116,383       0.0%
         Hoegh LNG Holdings, Ltd.         6,703     53,078       0.0%
     *   Kongsberg Automotive ASA       187,622    220,821       0.0%
         Kongsberg Gruppen ASA            6,562    119,778       0.0%
     *   Kvaerner ASA                    58,803    112,520       0.0%
         Leroy Seafood Group ASA         68,880    413,656       0.0%
         Marine Harvest ASA              23,685    462,546       0.0%
     *   NEL ASA                         89,165     30,437       0.0%
     *   Nordic Semiconductor ASA        18,887     94,698       0.0%
         Norsk Hydro ASA                133,084  1,029,850       0.1%
     *   Norwegian Air Shuttle ASA       11,124    314,943       0.0%
     *   Norwegian Finans Holding ASA    16,032    200,313       0.0%
         Ocean Yield ASA                 20,278    180,768       0.0%
     *   Odfjell Drilling, Ltd.          11,082     44,465       0.0%
         Odfjell SE Class A               2,716      9,468       0.0%
         Opera Software ASA              27,392     78,483       0.0%
         Orkla ASA                       26,533    259,896       0.0%
     *   Petroleum Geo-Services ASA     130,315    214,360       0.0%
     *   Prosafe SE                       3,967      8,019       0.0%
         Protector Forsikring ASA        24,198    263,696       0.0%
     *   Q-Free ASA                       7,742      7,806       0.0%
     *   REC Silicon ASA                879,175    114,977       0.0%
         Salmar ASA                       8,154    243,111       0.0%
         Scatec Solar ASA                21,598    124,251       0.0%
         Schibsted ASA Class A            3,700     95,394       0.0%
         Schibsted ASA Class B            3,700     86,828       0.0%
         Selvaag Bolig ASA                7,571     27,644       0.0%
         Skandiabanken ASA                1,915     19,421       0.0%
     *   Solstad Farstad ASA              4,764      3,476       0.0%
     *   Songa Offshore                  14,020     99,840       0.0%
         SpareBank 1 SMN                  1,721     17,875       0.0%
         SpareBank 1 SR-Bank ASA         45,651    505,646       0.0%
         Statoil ASA                     98,071  1,992,559       0.1%
         Statoil ASA Sponsored ADR       36,145    734,105       0.0%
         Stolt-Nielsen, Ltd.              9,886    139,333       0.0%
         Storebrand ASA                 120,597  1,032,912       0.1%
         Subsea 7 SA                     78,522  1,323,672       0.1%
         Telenor ASA                     29,211    620,259       0.0%
         TGS NOPEC Geophysical Co. ASA   40,842    938,966       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                      SHARES     VALUE++   OF NET ASSETS**
                                                     --------- ----------- ---------------
NORWAY -- (Continued)
    Tomra Systems ASA                                   30,975 $   432,422       0.0%
    Veidekke ASA                                        26,230     293,910       0.0%
*   Wallenius Wilhelmsen Logistics                      22,907     131,438       0.0%
    Wilh Wilhelmsen Holding ASA Class A                  5,341     156,455       0.0%
    XXL ASA                                              1,683      18,150       0.0%
    Yara International ASA                              15,955     757,746       0.0%
                                                               -----------       ---
TOTAL NORWAY                                                    20,967,360       0.6%
                                                               -----------       ---
PERU -- (0.0%)
    Cementos Pacasmayo SAA ADR                           2,701      34,405       0.0%
    Credicorp, Ltd.                                      3,175     664,972       0.0%
*   Fossal SAA ADR                                         342         330       0.0%
*   Grana y Montero SAA Sponsored ADR                   10,766      48,447       0.0%
                                                               -----------       ---
TOTAL PERU                                                         748,154       0.0%
                                                               -----------       ---
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc.                       88,530     128,600       0.0%
    Aboitiz Power Corp.                                172,300     141,861       0.0%
*   Alliance Global Group, Inc.                        704,800     218,625       0.0%
*   Apex Mining Co., Inc.                              572,000      18,845       0.0%
*   Atlas Consolidated Mining & Development Corp.      113,900      11,025       0.0%
    Ayala Corp.                                         11,560     230,681       0.0%
    Ayala Land, Inc.                                   233,300     195,403       0.0%
    Bank of the Philippine Islands                      84,575     160,714       0.0%
    BDO Unibank, Inc.                                  211,657     564,007       0.1%
    Belle Corp.                                      1,295,800      95,401       0.0%
*   Bloomberry Resorts Corp.                         1,030,800     188,728       0.0%
    Cebu Air, Inc.                                      89,750     189,576       0.0%
    Century Pacific Food, Inc.                         145,500      42,857       0.0%
    Century Properties Group, Inc.                     730,005       7,211       0.0%
    China Banking Corp.                                101,867      66,146       0.0%
    Cosco Capital, Inc.                                979,100     161,657       0.0%
    D&L Industries, Inc.                               405,200      81,490       0.0%
    DMCI Holdings, Inc.                                862,650     256,229       0.0%
*   DoubleDragon Properties Corp.                       68,060      53,401       0.0%
    East West Banking Corp.                            103,700      65,107       0.0%
*   EEI Corp.                                          181,100      43,189       0.0%
    Emperador, Inc.                                    194,100      27,078       0.0%
*   Empire East Land Holdings, Inc.                  1,000,000      12,983       0.0%
    Energy Development Corp.                           501,527      56,092       0.0%
    Filinvest Land, Inc.                             3,876,000     148,837       0.0%
    First Gen Corp.                                    306,300     104,328       0.0%
    First Philippine Holdings Corp.                    105,830     130,964       0.0%
*   Global Ferronickel Holdings, Inc.                  210,000      11,018       0.0%
    Globe Telecom, Inc.                                  5,830     230,730       0.0%
    GT Capital Holdings, Inc.                            6,115     139,905       0.0%
    Integrated Micro-Electronics, Inc.                  99,000      33,941       0.0%
    International Container Terminal Services, Inc.    126,900     259,903       0.0%
    JG Summit Holdings, Inc.                           137,820     205,510       0.0%
    Jollibee Foods Corp.                                36,420     175,867       0.0%
*   Lepanto Consolidated Mining Co.                    269,000       1,027       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                        SHARES    VALUE++   OF NET ASSETS**
                                                       --------- ---------- ---------------
PHILIPPINES -- (Continued)
    Lopez Holdings Corp.                                 806,300 $   90,763       0.0%
    LT Group, Inc.                                       504,600    175,782       0.0%
    Manila Electric Co.                                   18,880    106,731       0.0%
    Manila Water Co., Inc.                               292,500    175,714       0.0%
*   Megawide Construction Corp.                          290,100     94,523       0.0%
    Megaworld Corp.                                    3,317,000    342,470       0.1%
*   Melco Resorts And Entertainment Philippines Corp.    425,000     55,886       0.0%
    Metro Pacific Investments Corp.                    1,601,300    211,039       0.0%
    Metropolitan Bank & Trust Co.                         69,822    117,166       0.0%
    Nickel Asia Corp.                                    303,700     41,208       0.0%
    Pepsi-Cola Products Philippines, Inc.                343,700     19,211       0.0%
    Petron Corp.                                         920,900    173,868       0.0%
    Philex Mining Corp.                                  384,300     56,696       0.0%
*   Philippine National Bank                              95,595    108,267       0.0%
    Philippine Stock Exchange, Inc. (The)                    312      1,478       0.0%
*   Philweb Corp.                                         57,200      8,713       0.0%
    Phinma Energy Corp.                                  357,000     11,766       0.0%
    Phoenix Petroleum Philippines, Inc.                  130,700     29,117       0.0%
    PLDT, Inc.                                             3,850    127,680       0.0%
    PLDT, Inc. Sponsored ADR                               4,722    156,109       0.0%
    Premium Leisure Corp.                              1,877,000     52,681       0.0%
    Puregold Price Club, Inc.                            165,800    163,824       0.0%
    RFM Corp.                                            196,000     17,755       0.0%
    Rizal Commercial Banking Corp.                        90,960    104,066       0.0%
    Robinsons Land Corp.                                 543,100    265,715       0.0%
    Robinsons Retail Holdings, Inc.                       53,260    100,126       0.0%
    San Miguel Corp.                                     143,110    285,691       0.0%
    San Miguel Pure Foods Co., Inc.                        2,710     16,168       0.0%
    Security Bank Corp.                                   97,724    465,827       0.1%
    Semirara Mining & Power Corp.                        237,240    195,290       0.0%
    SM Investments Corp.                                   4,905     90,840       0.0%
    SM Prime Holdings, Inc.                              136,926     98,232       0.0%
*   Top Frontier Investment Holdings, Inc.                 3,465     20,013       0.0%
    Union Bank of the Philippines                         77,815    131,312       0.0%
    Universal Robina Corp.                                67,390    186,522       0.0%
    Vista Land & Lifescapes, Inc.                      2,405,500    283,708       0.0%
                                                                 ----------       ---
TOTAL PHILIPPINES                                                 9,040,893       0.3%
                                                                 ----------       ---
POLAND -- (0.4%)
*   Agora SA                                               8,317     37,479       0.0%
*   Alior Bank SA                                         16,460    326,964       0.0%
    Amica SA                                                 754     29,213       0.0%
*   AmRest Holdings SE                                       639     61,982       0.0%
    Asseco Poland SA                                      28,233    370,137       0.0%
    Bank Handlowy w Warszawie SA                           3,641     74,456       0.0%
*   Bank Millennium SA                                   158,532    347,454       0.0%
    Bank Pekao SA                                          4,354    142,271       0.0%
    Bank Zachodni WBK SA                                   1,804    181,001       0.0%
*   Bioton SA                                              9,806     12,020       0.0%
*   Boryszew SA                                           54,851    150,657       0.0%
    Budimex SA                                             2,597    133,098       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                  SHARES     VALUE++   OF NET ASSETS**
                                                 --------- ----------- ---------------
POLAND -- (Continued)
    CCC SA                                           3,260 $   244,450       0.0%
    CD Projekt SA                                   12,992     430,336       0.0%
*   Ciech SA                                        17,044     289,762       0.0%
    ComArch SA                                         244      10,761       0.0%
    Cyfrowy Polsat SA                               47,451     330,507       0.0%
    Dom Development SA                                 587      13,549       0.0%
*   Emperia Holding SA                               2,574      64,889       0.0%
    Enea SA                                         97,222     372,035       0.0%
    Energa SA                                       40,209     139,732       0.0%
    Eurocash SA                                     14,459     146,232       0.0%
*   Famur SA                                         6,474      10,222       0.0%
*   Getin Holding SA                                65,107      28,789       0.0%
*   Getin Noble Bank SA                            108,730      48,089       0.0%
    Grupa Azoty SA                                   9,996     200,422       0.0%
    Grupa Kety SA                                    2,522     273,274       0.0%
    Grupa Lotos SA                                  50,274     911,690       0.1%
*   Impexmetal SA                                   38,718      45,622       0.0%
*   ING Bank Slaski SA                               4,169     226,801       0.0%
    Inter Cars SA                                    1,704     134,908       0.0%
*   Jastrzebska Spolka Weglowa SA                   15,938     428,620       0.0%
    Kernel Holding SA                               24,108     323,891       0.0%
    KGHM Polska Miedz SA                            30,797   1,040,967       0.1%
    LC Corp. SA                                     51,834      39,328       0.0%
    LPP SA                                             125     294,400       0.0%
    Lubelski Wegiel Bogdanka SA                      1,646      33,357       0.0%
*   mBank SA                                         2,316     292,851       0.0%
    Netia SA                                       114,614     129,088       0.0%
    Neuca SA                                           432      29,082       0.0%
*   Orange Polska SA                               109,497     168,728       0.0%
    Orbis SA                                         4,643     111,541       0.0%
    Pfleiderer Group SA                              2,704      29,735       0.0%
*   PGE Polska Grupa Energetyczna SA               188,250     674,977       0.1%
*   PKP Cargo SA                                     3,460      49,381       0.0%
*   Polnord SA                                       9,078      20,700       0.0%
    Polski Koncern Naftowy Orlen SA                 53,743   1,900,864       0.1%
    Polskie Gornictwo Naftowe i Gazownictwo SA     101,680     186,854       0.0%
*   Powszechna Kasa Oszczednosci Bank Polski SA     44,857     477,427       0.0%
    Powszechny Zaklad Ubezpieczen SA                24,594     317,401       0.0%
*   Rafako SA                                       12,972      16,235       0.0%
    Stalprodukt SA                                     407      59,238       0.0%
    Synthos SA                                     180,014     243,695       0.0%
*   Tauron Polska Energia SA                       435,059     420,655       0.0%
    Trakcja SA                                      14,934      31,663       0.0%
    Warsaw Stock Exchange                            7,495      94,708       0.0%
    Wawel SA                                            43      11,400       0.0%
                                                           -----------       ---
TOTAL POLAND                                                13,215,588       0.4%
                                                           -----------       ---
PORTUGAL -- (0.2%)
    Altri SGPS SA                                   42,109     269,004       0.0%
*   Banco Comercial Portugues SA Class R         2,677,760     800,193       0.1%
    CTT-Correios de Portugal SA                     25,470     149,959       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                        SHARES   VALUE++   OF NET ASSETS**
                                                        ------- ---------- ---------------
PORTUGAL -- (Continued)
    EDP - Energias de Portugal SA                       150,256 $  535,845       0.0%
    EDP Renovaveis SA                                    66,089    546,463       0.0%
    Galp Energia SGPS SA                                 81,676  1,518,525       0.1%
    Jeronimo Martins SGPS SA                             31,231    567,441       0.0%
    Mota-Engil SGPS SA                                   57,304    230,136       0.0%
    Navigator Co. SA (The)                              121,116    617,693       0.0%
    NOS SGPS SA                                         126,840    759,967       0.0%
    REN - Redes Energeticas Nacionais SGPS SA            71,755    227,861       0.0%
    Semapa-Sociedade de Investimento e Gestao            14,032    280,489       0.0%
    Sonae Capital SGPS SA                                50,652     50,256       0.0%
    Sonae SGPS SA                                       421,863    505,048       0.0%
    Teixeira Duarte SA                                   25,644      9,466       0.0%
                                                                ----------       ---
TOTAL PORTUGAL                                                   7,068,346       0.2%
                                                                ----------       ---
RUSSIA -- (0.3%)
    Etalon Group, Ltd. GDR(B5TWX80)                      36,272    146,717       0.0%
    Etalon Group, Ltd. GDR(29760G103)                    12,422     50,309       0.0%
    Gazprom PJSC Sponsored ADR                          357,033  1,533,604       0.1%
    Globaltrans Investment P.L.C. GDR                     7,974     73,680       0.0%
    Globaltrans Investment P.L.C. Sponsored GDR          12,202    112,486       0.0%
*   Lenta, Ltd. GDR(BJ621Y903)                           12,540     79,125       0.0%
*   Lenta, Ltd. GDR(52634T200)                            8,094     51,073       0.0%
    Lukoil PJSC Sponsored ADR(BYZDW2900)                  7,792    413,898       0.0%
    Lukoil PJSC Sponsored ADR(69343P105)                  5,691    301,794       0.0%
    Magnitogorsk Iron & Steel Works PJSC Sponsored GDR   38,822    378,289       0.0%
*   Mail.Ru Group, Ltd. GDR                               1,419     46,105       0.0%
*   Mechel PJSC Sponsored ADR                            16,260     80,487       0.0%
    MegaFon PJSC GDR                                     11,182    116,868       0.0%
    MMC Norilsk Nickel PJSC ADR                           9,287    170,900       0.0%
    Novatek PJSC GDR(B0DK75903)                             838     95,646       0.0%
    Novatek PJSC GDR(669888109)                             178     20,310       0.0%
    Novolipetsk Steel PJSC GDR                           16,393    377,939       0.0%
    PhosAgro PJSC GDR                                     8,962    123,222       0.0%
    Ros Agro P.L.C. GDR                                   3,044     36,509       0.0%
    Rosneft Oil Co. PJSC GDR(B17FSC901)                  56,263    308,469       0.0%
    Rosneft Oil Co. PJSC GDR(67812M207)                   4,097     22,452       0.0%
    Rostelecom PJSC Sponsored ADR(B114RM901)              7,748     54,464       0.0%
    Rostelecom PJSC Sponsored ADR(778529107)              1,222      8,859       0.0%
    RusHydro PJSC ADR                                   218,605    292,729       0.0%
    Sberbank of Russia PJSC Sponsored ADR(B5SC09903)     96,521  1,385,290       0.1%
    Sberbank of Russia PJSC Sponsored ADR(80585Y308)      4,655     66,753       0.0%
    Severstal PJSC GDR                                   15,052    229,567       0.0%
    Tatneft PJSC Sponsored ADR                           17,234    775,798       0.1%
    TMK PJSC GDR(B1FY0V909)                               3,193     17,559       0.0%
    TMK PJSC GDR(87260R201)                              31,676    174,218       0.0%
    VEON, Ltd.                                           94,715    370,336       0.0%
    VTB Bank PJSC GDR(46630Q202)                        173,831    359,830       0.0%
    VTB Bank PJSC GDR(B1W7FX909)                         80,161    165,952       0.0%
*   X5 Retail Group NV GDR                               12,244    503,252       0.0%
                                                                ----------       ---
TOTAL RUSSIA                                                     8,944,489       0.3%
                                                                ----------       ---

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                       SHARES    VALUE++   OF NET ASSETS**
                                                      --------- ---------- ---------------
SINGAPORE -- (0.9%)
    Accordia Golf Trust                                 283,200 $  155,837       0.0%
    AEM Holdings, Ltd.                                   12,300     28,292       0.0%
    Amara Holdings, Ltd.                                 25,000     10,458       0.0%
    Aspial Corp., Ltd.                                   58,100     11,099       0.0%
*   Banyan Tree Holdings, Ltd.                          107,700     48,623       0.0%
    Bonvests Holdings, Ltd.                              22,000     23,081       0.0%
    Boustead Projects, Ltd.                              15,189      9,684       0.0%
    Boustead Singapore, Ltd.                            132,133     87,360       0.0%
    Breadtalk Group, Ltd.                                27,000     31,203       0.0%
    Bukit Sembawang Estates, Ltd.                        22,000    102,495       0.0%
    Bund Center Investment, Ltd.                         64,750     36,588       0.0%
    CapitaLand, Ltd.                                    292,600    787,970       0.0%
    Centurion Corp., Ltd.                                75,300     30,974       0.0%
    China Aviation Oil Singapore Corp., Ltd.             33,600     43,651       0.0%
    China Sunsine Chemical Holdings, Ltd.                80,600     59,433       0.0%
    Chip Eng Seng Corp., Ltd.                           230,000    162,020       0.0%
    CITIC Envirotech, Ltd.                              133,000     75,214       0.0%
    City Developments, Ltd.                              47,900    454,900       0.0%
    Civmec, Ltd.                                         16,000      6,625       0.0%
    ComfortDelGro Corp., Ltd.                           379,400    562,444       0.0%
*   COSCO Shipping International Singapore Co., Ltd.    554,100    118,003       0.0%
    CSE Global, Ltd.                                    225,000     61,959       0.0%
#   CWT, Ltd.                                           132,800    226,789       0.0%
    Dairy Farm International Holdings, Ltd.              17,000    139,038       0.0%
    DBS Group Holdings, Ltd.                            137,052  2,288,570       0.1%
    Del Monte Pacific, Ltd.                             179,159     40,762       0.0%
    Delfi, Ltd.                                           7,000      7,601       0.0%
    Duty Free International, Ltd.                        91,400     18,453       0.0%
*   Dyna-Mac Holdings, Ltd.                             150,000     15,101       0.0%
    Elec & Eltek International Co., Ltd.                  5,000      7,801       0.0%
#*  Ezion Holdings, Ltd.                                711,854    102,880       0.0%
#*  Ezra Holdings, Ltd.                                 767,465     31,083       0.0%
    Far East Orchard, Ltd.                               34,076     38,725       0.0%
    First Resources, Ltd.                               207,600    300,103       0.0%
    Food Empire Holdings, Ltd.                          131,300     62,161       0.0%
    Fragrance Group, Ltd.                               206,000     25,687       0.0%
    Frasers Centrepoint, Ltd.                           103,600    158,057       0.0%
    Frencken Group, Ltd.                                 45,900     20,216       0.0%
*   Gallant Venture, Ltd.                               282,900     28,231       0.0%
    Genting Singapore P.L.C.                            370,400    331,535       0.0%
#   Geo Energy Resources, Ltd.                          267,800     58,974       0.0%
    GL, Ltd.                                            132,000     89,652       0.0%
    Global Logistic Properties, Ltd.                    129,100    314,471       0.0%
    Golden Agri-Resources, Ltd.                       2,234,900    647,746       0.0%
    Golden Energy & Resources, Ltd.                      54,500     18,784       0.0%
    Great Eastern Holdings, Ltd.                          4,000     76,984       0.0%
    GuocoLand, Ltd.                                      69,666    122,278       0.0%
*   Halcyon Agri Corp., Ltd.                            115,356     50,334       0.0%
    Health Management International, Ltd.                70,800     32,738       0.0%
    Hi-P International, Ltd.                            139,000    190,790       0.0%
    Hiap Hoe, Ltd.                                       39,000     25,027       0.0%
    Ho Bee Land, Ltd.                                    93,800    174,162       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
SINGAPORE -- (Continued)
    Hong Fok Corp., Ltd.                        141,220 $   92,229       0.0%
    Hong Leong Asia, Ltd.                        58,300     52,386       0.0%
    Hongkong Land Holdings, Ltd.                 22,200    161,014       0.0%
    Hotel Grand Central, Ltd.                    39,455     42,838       0.0%
    Hutchison Port Holdings Trust             2,140,400    920,383       0.1%
    Hyflux, Ltd.                                291,500    104,793       0.0%
    Indofood Agri Resources, Ltd.               175,000     57,703       0.0%
    Japfa, Ltd.                                 203,300     88,111       0.0%
    Jardine Cycle & Carriage, Ltd.                8,255    238,705       0.0%
    Keppel Corp., Ltd.                          302,400  1,664,490       0.1%
    Keppel Infrastructure Trust                 664,757    270,638       0.0%
    Koh Brothers Group, Ltd.                     48,000     12,849       0.0%
    KSH Holdings, Ltd.                           66,000     45,054       0.0%
    Lian Beng Group, Ltd.                       154,500     91,870       0.0%
    Low Keng Huat Singapore, Ltd.                66,000     33,662       0.0%
#   M1, Ltd.                                     84,000    110,927       0.0%
    Mandarin Oriental International, Ltd.         7,300     16,049       0.0%
*   Midas Holdings, Ltd.                        550,500     84,894       0.0%
*   Nam Cheong, Ltd.                            302,000      4,431       0.0%
    Nera Telecommunications, Ltd.                53,000     14,405       0.0%
    Olam International, Ltd.                    220,900    380,927       0.0%
    OUE, Ltd.                                   201,700    304,795       0.0%
    Oversea-Chinese Banking Corp., Ltd.         278,582  2,433,029       0.1%
#   Oxley Holdings, Ltd.                        221,900    117,988       0.0%
    Pan-United Corp., Ltd.                       53,750     22,872       0.0%
*   Penguin International, Ltd.                  41,666      9,950       0.0%
#   Q&M Dental Group Singapore, Ltd.             94,100     45,905       0.0%
    QAF, Ltd.                                    92,707     84,016       0.0%
*   Raffles Education Corp., Ltd.               110,370     27,087       0.0%
#   Raffles Medical Group, Ltd.                 246,120    203,998       0.0%
    RHT Health Trust                            271,700    167,511       0.0%
    Riverstone Holdings, Ltd.                    54,200     41,944       0.0%
    Rotary Engineering, Ltd.                     55,000     18,137       0.0%
*   Rowsley, Ltd.                               380,900     36,338       0.0%
    SATS, Ltd.                                  135,870    468,667       0.0%
    SBS Transit, Ltd.                            11,500     21,105       0.0%
    SembCorp Industries, Ltd.                   502,000  1,215,819       0.1%
#   SembCorp Marine, Ltd.                       144,400    204,732       0.0%
    Sheng Siong Group, Ltd.                     164,000    113,696       0.0%
    SHS Holdings, Ltd.                           22,900      3,697       0.0%
    SIA Engineering Co., Ltd.                    18,800     44,965       0.0%
    SIIC Environment Holdings, Ltd.             471,300    183,291       0.0%
    Sinarmas Land, Ltd.                         520,200    162,101       0.0%
    Sing Holdings, Ltd.                          16,000      5,690       0.0%
    Singapore Airlines, Ltd.                    164,100  1,236,716       0.1%
    Singapore Exchange, Ltd.                     59,000    332,033       0.0%
#   Singapore Post, Ltd.                        412,500    388,859       0.0%
    Singapore Technologies Engineering, Ltd.     98,000    250,191       0.0%
    Singapore Telecommunications, Ltd.          390,000  1,073,266       0.1%
#*  Sino Grandness Food Industry Group, Ltd.    226,909     35,001       0.0%
    Stamford Land Corp., Ltd.                   150,000     56,657       0.0%
#   StarHub, Ltd.                               144,500    278,889       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                            ------- ----------- ---------------
 SINGAPORE -- (Continued)
     Sunningdale Tech, Ltd.                  56,500 $    95,740       0.0%
 *   Swiber Holdings, Ltd.                  105,749       1,583       0.0%
     Tai Sin Electric, Ltd.                  51,900      16,932       0.0%
 *   Tat Hong Holdings, Ltd.                181,200      61,794       0.0%
     Tuan Sing Holdings, Ltd.               223,607      68,024       0.0%
     UMS Holdings, Ltd.                     195,000     150,919       0.0%
     United Engineers, Ltd.                 219,200     424,645       0.0%
     United Industrial Corp., Ltd.          109,813     265,277       0.0%
     United Overseas Bank, Ltd.             173,892   3,141,479       0.1%
     UOB-Kay Hian Holdings, Ltd.             73,490      73,040       0.0%
     UOL Group, Ltd.                        123,455     818,712       0.0%
     UPP Holdings, Ltd.                      64,000      12,221       0.0%
     Valuetronics Holdings, Ltd.            169,180     128,496       0.0%
     Venture Corp., Ltd.                    103,600   1,480,930       0.1%
     Vibrant Group, Ltd.                     38,717      11,111       0.0%
     Wee Hur Holdings, Ltd.                 112,500      23,564       0.0%
 #   Wheelock Properties Singapore, Ltd.    111,100     163,041       0.0%
     Wilmar International, Ltd.             221,700     551,689       0.0%
     Wing Tai Holdings, Ltd.                296,300     521,647       0.0%
     Yeo Hiap Seng, Ltd.                      7,068       6,539       0.0%
 *   Yongnam Holdings, Ltd.                 124,875      31,148       0.0%
                                                    -----------       ---
 TOTAL SINGAPORE                                     30,678,480       0.9%
                                                    -----------       ---
 SOUTH AFRICA -- (1.8%)
     Adcock Ingram Holdings, Ltd.            27,649     114,926       0.0%
     Adcorp Holdings, Ltd.                   30,200      30,422       0.0%
     Advtech, Ltd.                          216,535     271,430       0.0%
     Aeci, Ltd.                              60,182     449,792       0.0%
     African Oxygen, Ltd.                    21,153      36,648       0.0%
 *   African Phoenix Investments, Ltd.      160,097       7,711       0.0%
     African Rainbow Minerals, Ltd.          51,607     452,893       0.0%
     Afrimat, Ltd.                            5,399      10,777       0.0%
     Alexander Forbes Group Holdings, Ltd.   57,547      29,654       0.0%
     Alviva Holdings, Ltd.                   57,884      80,403       0.0%
 *   Anglo American Platinum, Ltd.            5,744     159,842       0.0%
     AngloGold Ashanti, Ltd.                 75,202     693,852       0.0%
     AngloGold Ashanti, Ltd. Sponsored ADR  171,502   1,594,969       0.1%
 *   ArcelorMittal South Africa, Ltd.       140,868      63,388       0.0%
     Ascendis Health, Ltd.                   67,523      83,505       0.0%
     Aspen Pharmacare Holdings, Ltd.         35,657     805,655       0.0%
     Assore, Ltd.                            13,290     290,733       0.0%
     Astral Foods, Ltd.                      19,828     271,353       0.0%
 *   Attacq, Ltd.                           108,024     142,670       0.0%
 *   Aveng, Ltd.                            190,626      34,010       0.0%
     AVI, Ltd.                              146,804   1,023,613       0.1%
     Barclays Africa Group, Ltd.            214,079   2,120,679       0.1%
     Barloworld, Ltd.                       105,067     991,018       0.0%
     Bid Corp., Ltd.                         62,747   1,379,783       0.1%
     Bidvest Group, Ltd. (The)              147,396   1,789,566       0.1%
     Blue Label Telecoms, Ltd.              196,376     239,557       0.0%
     Capitec Bank Holdings, Ltd.             14,213     945,137       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                  SHARES   VALUE++   OF NET ASSETS**
                                                  ------- ---------- ---------------
SOUTH AFRICA -- (Continued)
    Cashbuild, Ltd.                                10,861 $  279,833       0.0%
    Caxton and CTP Publishers and Printers, Ltd.    3,193      2,961       0.0%
    City Lodge Hotels, Ltd.                        14,816    131,979       0.0%
    Clicks Group, Ltd.                             58,328    653,302       0.0%
    Clover Industries, Ltd.                        11,109     11,226       0.0%
*   Consolidated Infrastructure Group, Ltd.        44,600     35,978       0.0%
    Coronation Fund Managers, Ltd.                 73,106    368,670       0.0%
*   Curro Holdings, Ltd.                           28,501     81,140       0.0%
    DataTec, Ltd.                                  90,498    383,766       0.0%
    Discovery, Ltd.                                87,048    902,981       0.0%
    Distell Group, Ltd.                            11,516    105,727       0.0%
    DRDGOLD, Ltd.                                 120,113     40,907       0.0%
    EOH Holdings, Ltd.                             59,009    439,939       0.0%
    Evraz Highveld Steel and Vanadium, Ltd.         4,215          8       0.0%
    Exxaro Resources, Ltd.                         63,437    644,656       0.0%
*   Famous Brands, Ltd.                            23,381    169,186       0.0%
    FirstRand, Ltd.                               570,026  2,069,099       0.1%
    Foschini Group, Ltd. (The)                    103,190    989,075       0.0%
    Gold Fields, Ltd.                              90,296    359,431       0.0%
#   Gold Fields, Ltd. Sponsored ADR               416,314  1,652,767       0.1%
    Grand Parade Investments, Ltd.                 20,425      4,337       0.0%
*   Grindrod, Ltd.                                239,421    263,776       0.0%
    Group Five, Ltd.                               29,546     27,181       0.0%
    Harmony Gold Mining Co., Ltd.                  14,209     24,297       0.0%
    Harmony Gold Mining Co., Ltd. Sponsored ADR   126,866    219,478       0.0%
    Holdsport, Ltd.                                 9,711     40,561       0.0%
    Hudaco Industries, Ltd.                        14,083    125,567       0.0%
    Hulamin, Ltd.                                  57,757     29,435       0.0%
*   Impala Platinum Holdings, Ltd.                202,489    561,860       0.0%
    Imperial Holdings, Ltd.                        72,325  1,037,286       0.1%
    Investec, Ltd.                                 46,599    317,801       0.0%
    Invicta Holdings, Ltd.                          6,662     25,812       0.0%
    JSE, Ltd.                                      54,378    515,566       0.0%
    KAP Industrial Holdings, Ltd.                 411,533    247,402       0.0%
    Kumba Iron Ore, Ltd.                           23,130    445,011       0.0%
    Lewis Group, Ltd.                              58,479    112,390       0.0%
    Liberty Holdings, Ltd.                         61,462    483,162       0.0%
    Life Healthcare Group Holdings, Ltd.          581,920  1,078,893       0.1%
    Massmart Holdings, Ltd.                        62,010    470,119       0.0%
    Merafe Resources, Ltd.                        657,825     82,832       0.0%
    Metair Investments, Ltd.                       59,407     79,818       0.0%
    MMI Holdings, Ltd.                            465,433    618,407       0.0%
    Mondi, Ltd.                                    24,210    580,738       0.0%
    Mpact, Ltd.                                    81,828    149,616       0.0%
    Mr. Price Group, Ltd.                          60,261    746,883       0.0%
    MTN Group, Ltd.                               316,446  2,747,735       0.1%
    Murray & Roberts Holdings, Ltd.               181,217    205,253       0.0%
*   Nampak, Ltd.                                  283,257    372,887       0.0%
    Naspers, Ltd. Class N                           3,432    836,147       0.0%
    Nedbank Group, Ltd.                            43,368    635,548       0.0%
    NEPI Rockcastle P.L.C.                         28,038    390,312       0.0%
    Netcare, Ltd.                                 320,900    564,957       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
  SOUTH AFRICA -- (Continued)
  *   Northam Platinum, Ltd.               110,466 $   410,999       0.0%
      Novus Holdings, Ltd.                   1,187         589       0.0%
      Oceana Group, Ltd.                    23,889     152,207       0.0%
      Omnia Holdings, Ltd.                  26,191     270,200       0.0%
      Peregrine Holdings, Ltd.              95,373     191,279       0.0%
      Pick n Pay Stores, Ltd.              121,726     510,489       0.0%
      Pioneer Foods Group, Ltd.             54,309     456,425       0.0%
  *   PPC, Ltd.                            468,742     244,582       0.0%
      PSG Group, Ltd.                       29,840     553,979       0.0%
      Raubex Group, Ltd.                    58,662      84,254       0.0%
      RCL Foods, Ltd.                       37,465      39,768       0.0%
      Reunert, Ltd.                         82,852     407,392       0.0%
      Rhodes Food Group Pty, Ltd.           27,477      38,851       0.0%
  *   Royal Bafokeng Platinum, Ltd.         23,448      54,059       0.0%
      Sanlam, Ltd.                         333,506   1,669,318       0.1%
      Santam, Ltd.                          19,240     342,849       0.0%
      Sappi, Ltd.                          277,406   1,857,651       0.1%
      Sasol, Ltd.                            6,235     182,173       0.0%
      Sasol, Ltd. Sponsored ADR             72,481   2,109,922       0.1%
      Shoprite Holdings, Ltd.               43,729     626,025       0.0%
      Sibanye-Sillwater                    660,447     855,038       0.0%
  #   Sibanye-Sillwater Sponsored ADR       47,915     245,801       0.0%
      SPAR Group, Ltd. (The)                95,379   1,122,641       0.1%
      Spur Corp., Ltd.                      15,861      30,176       0.0%
  *   Stadio Holdings, Ltd.                 44,803      19,393       0.0%
      Standard Bank Group, Ltd.            217,715   2,528,189       0.1%
  *   Stefanutti Stocks Holdings, Ltd.      21,041       4,318       0.0%
      Steinhoff International Holdings NV  314,204   1,363,988       0.1%
      Sun International, Ltd.               30,539     108,800       0.0%
  *   Super Group, Ltd.                    170,853     482,924       0.0%
      Telkom SA SOC, Ltd.                  135,080     505,946       0.0%
      Tiger Brands, Ltd.                    29,496     805,585       0.0%
      Tongaat Hulett, Ltd.                  57,378     467,468       0.0%
      Transaction Capital, Ltd.             24,300      25,767       0.0%
      Trencor, Ltd.                         69,916     217,756       0.0%
      Truworths International, Ltd.        222,248   1,184,106       0.1%
      Tsogo Sun Holdings, Ltd.             191,056     280,723       0.0%
      Vodacom Group, Ltd.                   18,968     206,143       0.0%
      Wilson Bayly Holmes-Ovcon, Ltd.       24,669     264,087       0.0%
      Woolworths Holdings, Ltd.            318,458   1,270,151       0.1%
                                                   -----------       ---
  TOTAL SOUTH AFRICA                                59,669,695       1.8%
                                                   -----------       ---
  SOUTH KOREA -- (4.0%)
      ABco Electronics Co., Ltd.             3,072      20,279       0.0%
  *   Ace Technologies Corp.                 6,378      21,315       0.0%
  #*  Actoz Soft Co., Ltd.                   1,966      28,286       0.0%
      Advanced Nano Products Co., Ltd.         930      11,680       0.0%
      Aekyung Petrochemical Co., Ltd.        6,520      90,313       0.0%
      AfreecaTV Co., Ltd.                    1,311      20,904       0.0%
  *   Agabang&Company                        6,773      36,093       0.0%
      Ahnlab, Inc.                             579      25,879       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
  SOUTH KOREA -- (Continued)
      AJ Networks Co., Ltd.                   4,000 $   26,166       0.0%
  *   AJ Rent A Car Co., Ltd.                 6,524     75,521       0.0%
  *   Ajin Industrial Co., Ltd.               2,948     16,589       0.0%
      AK Holdings, Inc.                       2,477    148,912       0.0%
      ALUKO Co., Ltd.                         7,857     26,859       0.0%
      Amorepacific Corp.                      1,320    370,382       0.0%
      AMOREPACIFIC Group                      5,630    721,972       0.0%
  *   Amotech Co., Ltd.                       3,651    123,714       0.0%
  *   APS Holdings Corp.                      6,201     55,281       0.0%
      Asia Cement Co., Ltd.                     490     37,777       0.0%
      ASIA Holdings Co., Ltd.                   778     79,815       0.0%
      Asia Paper Manufacturing Co., Ltd.      1,774     30,869       0.0%
  *   Asiana Airlines, Inc.                  56,842    234,960       0.0%
      Autech Corp.                            5,453     45,613       0.0%
  #*  Automobile & PCB                       20,938     22,521       0.0%
      Avaco Co., Ltd.                         3,211     19,838       0.0%
      Avatec Co., Ltd.                        4,139     28,906       0.0%
      Baiksan Co., Ltd.                       6,645     45,691       0.0%
  *   Barunson Entertainment & Arts Corp.    21,239     39,745       0.0%
      Binggrae Co., Ltd.                      1,570     85,128       0.0%
      Bluecom Co., Ltd.                       3,526     23,536       0.0%
      BNK Financial Group, Inc.             104,973    931,396       0.1%
  *   Bohae Brewery Co., Ltd.                17,410     16,249       0.0%
  *   Boryung Medience Co., Ltd.              1,691     15,935       0.0%
      Boryung Pharmaceutical Co., Ltd.          868     30,688       0.0%
  #*  Bosung Power Technology Co., Ltd.      11,167     27,726       0.0%
  *   Brain Contents Co., Ltd.               23,044     18,800       0.0%
  *   Bubang Co., Ltd.                       10,013     29,196       0.0%
      Byucksan Corp.                         16,107     49,009       0.0%
  *   CammSys Corp.                          14,666     32,765       0.0%
  #*  Capro Corp.                            15,677    115,553       0.0%
      Cell Biotech Co., Ltd.                  1,655     54,838       0.0%
  #*  Celltrion Pharm, Inc.                   2,310     69,075       0.0%
  *   Celltrion, Inc.                         2,913    450,317       0.0%
  *   Chabiotech Co., Ltd.                    5,500     64,370       0.0%
      Changhae Ethanol Co., Ltd.              2,226     35,187       0.0%
      Cheil Worldwide, Inc.                   9,650    179,260       0.0%
  *   Chemtronics Co., Ltd.                   2,970     17,302       0.0%
  #*  Chin Hung International, Inc.           4,637      8,236       0.0%
  *   China Great Star International, Ltd.   22,548     21,435       0.0%
      Chokwang Paint, Ltd.                    1,963     18,484       0.0%
      Chong Kun Dang Pharmaceutical Corp.     1,501    150,820       0.0%
      Chongkundang Holdings Corp.               611     37,562       0.0%
      Chungdahm Learning, Inc.                2,571     35,555       0.0%
      CJ CGV Co., Ltd.                        2,736    170,181       0.0%
      CJ CheilJedang Corp.                    3,208  1,049,745       0.1%
      CJ Corp.                                5,748    958,284       0.1%
      CJ E&M Corp.                            5,469    412,912       0.0%
      CJ Freshway Corp.                       1,428     50,047       0.0%
      CJ Hellovision Co., Ltd.               10,705     69,865       0.0%
  *   CJ Logistics Corp.                        822    115,212       0.0%
      CJ O Shopping Co., Ltd.                 1,524    269,127       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                        SHARES VALUE++  OF NET ASSETS**
                                                        ------ -------- ---------------
SOUTH KOREA -- (Continued)
    CKD Bio Corp.                                        1,355 $ 26,392       0.0%
    Com2uSCorp                                           2,534  302,025       0.0%
    Cosmax BTI, Inc.                                     1,158   38,335       0.0%
    Cosmax, Inc.                                         1,499  186,179       0.0%
#*  Cosmochemical Co., Ltd.                              1,145   12,495       0.0%
#*  COSON Co., Ltd.                                      3,057   38,248       0.0%
    Coway Co., Ltd.                                      5,146  447,387       0.0%
*   Crown Confectionery Co., Ltd.                        3,206   48,630       0.0%
#   CROWNHAITAI Holdings Co., Ltd.                       3,190   50,892       0.0%
*   CrucialTec Co., Ltd.                                11,146   28,239       0.0%
    CS Wind Corp.                                        1,288   30,265       0.0%
*   CTC BIO, Inc.                                        5,077   43,716       0.0%
#   D.I Corp.                                            7,893   40,312       0.0%
    Dae Dong Industrial Co., Ltd.                        1,610   10,911       0.0%
    Dae Hyun Co., Ltd.                                  11,980   30,437       0.0%
*   Dae Won Chemical Co., Ltd.                           6,000   12,588       0.0%
    Dae Won Kang Up Co., Ltd.                            9,910   36,077       0.0%
*   Dae Young Packaging Co., Ltd.                       26,795   20,933       0.0%
    Dae-Il Corp.                                         7,510   63,402       0.0%
*   Daea TI Co., Ltd.                                   26,134   43,402       0.0%
*   Daechang Co., Ltd.                                  10,260    9,354       0.0%
#   Daehan New Pharm Co., Ltd.                           2,481   31,700       0.0%
    Daehan Steel Co., Ltd.                               5,480   54,096       0.0%
*   Daekyung Machinery & Engineering Co., Ltd.          27,865   13,802       0.0%
    Daelim B&Co Co., Ltd.                                2,393   14,411       0.0%
    Daelim Industrial Co., Ltd.                          8,179  609,575       0.0%
    Daeryuk Can Co., Ltd.                                5,718   33,894       0.0%
    Daesang Corp.                                        7,306  155,389       0.0%
    Daesang Holdings Co., Ltd.                           7,797   68,697       0.0%
*   Daewon Cable Co., Ltd.                              24,654   26,642       0.0%
*   Daewon Media Co., Ltd.                               2,936   26,230       0.0%
    Daewon Pharmaceutical Co., Ltd.                      2,373   37,819       0.0%
*   Daewoo Engineering & Construction Co., Ltd.         28,310  186,018       0.0%
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd.   3,683   60,323       0.0%
    Daewoong Co., Ltd.                                   6,975   96,994       0.0%
    Daewoong Pharmaceutical Co., Ltd.                      956   96,933       0.0%
    Daihan Pharmaceutical Co., Ltd.                      2,245   68,643       0.0%
    Daishin Securities Co., Ltd.                        21,293  256,874       0.0%
*   Danal Co., Ltd.                                      2,089    9,124       0.0%
*   Dasan Networks, Inc.                                 1,978   10,252       0.0%
    Dayou Automotive Seat Technology Co., Ltd.          37,291   38,139       0.0%
    DGB Financial Group, Inc.                           67,849  632,831       0.0%
    Digital Chosun Co., Ltd.                             7,566   13,438       0.0%
*   Digital Optics Co., Ltd.                             7,305    8,707       0.0%
    Digital Power Communications Co., Ltd.              10,110   36,777       0.0%
*   DIO Corp.                                            2,543   77,013       0.0%
#   DMS Co., Ltd.                                        3,148   24,648       0.0%
*   DNF Co., Ltd.                                        3,673   53,837       0.0%
    Dong A Eltek Co., Ltd.                               1,220   16,565       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                      3,857   84,001       0.0%
    Dong-A Socio Holdings Co., Ltd.                        701   76,436       0.0%
    Dong-A ST Co., Ltd.                                    517   41,292       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                      SHARES  VALUE++   OF NET ASSETS**
                                                      ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Dong-Ah Geological Engineering Co., Ltd.           2,346 $   27,325       0.0%
    Dong-Il Corp.                                        165      8,195       0.0%
    Dongbang Transport Logistics Co., Ltd.            10,932     17,216       0.0%
*   DONGBU Co., Ltd.                                  46,570     32,643       0.0%
*   Dongbu HiTek Co., Ltd.                            13,672    175,025       0.0%
    Dongbu Insurance Co., Ltd.                        24,611  1,549,436       0.1%
*   Dongbu Securities Co., Ltd.                       20,826     64,965       0.0%
#   Dongjin Semichem Co., Ltd.                        11,572    213,177       0.0%
    DongKook Pharmaceutical Co., Ltd.                    327     18,100       0.0%
    Dongkuk Industries Co., Ltd.                      10,754     40,351       0.0%
    Dongkuk Steel Mill Co., Ltd.                      22,611    219,404       0.0%
    Dongkuk Structures & Construction Co., Ltd.        5,855     29,766       0.0%
    Dongsuh Cos., Inc.                                 2,175     53,397       0.0%
    Dongsung Chemical Co., Ltd.                        1,451     21,317       0.0%
    DONGSUNG Corp.                                     8,113     41,433       0.0%
    Dongsung Finetec Co., Ltd.                         3,946     17,822       0.0%
    Dongwha Enterprise Co., Ltd.                       1,121     35,569       0.0%
    Dongwha Pharm Co., Ltd.                            4,862     38,379       0.0%
    Dongwon Development Co., Ltd.                     16,938     85,723       0.0%
    Dongwon F&B Co., Ltd.                                458     83,324       0.0%
    Dongwon Industries Co., Ltd.                         550    140,191       0.0%
    Dongwon Systems Corp.                                557     24,077       0.0%
    Dongyang E&P, Inc.                                 1,741     18,799       0.0%
*   Dongyang Steel Pipe Co., Ltd.                     18,878     19,812       0.0%
    Doosan Corp.                                       3,852    461,257       0.0%
*   Doosan Engine Co., Ltd.                           19,065     71,880       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.  34,185    534,900       0.0%
#*  Doosan Infracore Co., Ltd.                        75,969    627,715       0.0%
    Douzone Bizon Co., Ltd.                            4,560    130,332       0.0%
*   Dragonfly GF Co., Ltd.                             2,683     11,314       0.0%
    DRB Holding Co., Ltd.                              4,488     33,946       0.0%
#   DSR Wire Corp.                                     4,487     19,524       0.0%
    Duksung Co., Ltd.                                  4,544     16,164       0.0%
    DY Corp.                                           8,589     58,533       0.0%
    DY POWER Corp.                                     2,190     46,516       0.0%
    e Tec E&C, Ltd.                                      763    102,370       0.0%
    E-MART, Inc.                                       5,424  1,085,772       0.1%
    E1 Corp.                                             840     43,130       0.0%
    Eagon Industrial, Ltd.                             2,350     16,930       0.0%
    Easy Bio, Inc.                                    19,995    110,886       0.0%
#*  EcoBio Holdings Co., Ltd.                          3,056     25,100       0.0%
#*  Ecopro Co., Ltd.                                   4,292    109,320       0.0%
*   Ehwa Technologies Information Co., Ltd.           38,388     12,651       0.0%
    Elentec Co., Ltd.                                  8,635     33,008       0.0%
    EM-Tech Co., Ltd.                                  4,957     69,712       0.0%
*   Emerson Pacific, Inc.                              1,198     29,343       0.0%
*   EMW Co., Ltd.                                      7,403     19,242       0.0%
    ENF Technology Co., Ltd.                           2,889     70,356       0.0%
#   Eo Technics Co., Ltd.                              1,515    123,187       0.0%
    Estechpharma Co., Ltd.                             2,307     22,967       0.0%
    Eugene Corp.                                      27,119    131,596       0.0%
*   Eugene Investment & Securities Co., Ltd.          49,862    132,372       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                               SHARES  VALUE++   OF NET ASSETS**
                                                               ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Eugene Technology Co., Ltd.                                 1,646 $   31,211       0.0%
    Eusu Holdings Co., Ltd.                                     6,296     36,410       0.0%
    EVERDIGM Corp.                                              5,587     51,643       0.0%
    F&F Co., Ltd.                                               2,079     73,352       0.0%
    Farmsco                                                     6,803     73,217       0.0%
*   FarmStory Co., Ltd.                                        27,766     31,881       0.0%
    Feelux Co., Ltd.                                            8,814     22,763       0.0%
    Fila Korea, Ltd.                                            1,938    117,118       0.0%
#   Fine Technix Co., Ltd.                                     12,615     31,094       0.0%
*   Foosung Co., Ltd.                                           9,911     79,150       0.0%
*   G-SMATT GLOBAL Co., Ltd.                                    2,416     27,630       0.0%
*   Gamevil, Inc.                                               1,058     59,831       0.0%
    Gaon Cable Co., Ltd.                                        1,340     28,350       0.0%
    Geumhwa PSC Co., Ltd.                                         634     22,629       0.0%
*   Global Display Co., Ltd.                                    5,442     12,484       0.0%
#*  GNCO Co., Ltd.                                             24,520     40,427       0.0%
    Golfzon Co., Ltd.                                             902     37,316       0.0%
    GOLFZONNEWDIN Co., Ltd.                                    11,193     52,752       0.0%
    Grand Korea Leisure Co., Ltd.                               3,956     98,913       0.0%
    Green Cross Corp.                                             413     77,813       0.0%
    Green Cross Holdings Corp.                                  6,914    233,741       0.0%
*   GS Engineering & Construction Corp.                        15,000    348,339       0.0%
*   GS Global Corp.                                            24,411     68,093       0.0%
    GS Holdings Corp.                                          24,044  1,423,651       0.1%
    GS Retail Co., Ltd.                                         2,410     71,854       0.0%
*   Halla Corp.                                                 3,187     11,755       0.0%
    Halla Holdings Corp.                                        3,971    240,220       0.0%
    Han Kuk Carbon Co., Ltd.                                    9,360     48,987       0.0%
    Hana Financial Group, Inc.                                 40,441  1,730,818       0.1%
*   Hana Micron, Inc.                                           5,142     23,299       0.0%
    Hana Tour Service, Inc.                                     1,927    171,727       0.0%
    Hancom MDS, Inc.                                            1,513     23,055       0.0%
    Hancom, Inc.                                                2,680     37,960       0.0%
    Handok, Inc.                                                  929     20,332       0.0%
    Handsome Co., Ltd.                                          5,222    139,874       0.0%
    Hanil Cement Co., Ltd.                                      1,727    206,740       0.0%
#*  Hanjin Heavy Industries & Construction Co., Ltd.           37,545    128,065       0.0%
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.   4,374     18,505       0.0%
*   Hanjin Kal Corp.                                           20,215    390,707       0.0%
    Hanjin Transportation Co., Ltd.                             3,846     98,578       0.0%
#*  Hankook Cosmetics Co., Ltd.                                 1,663     26,473       0.0%
    Hankook Shell Oil Co., Ltd.                                   167     59,059       0.0%
    Hankook Tire Co., Ltd.                                     23,141  1,116,915       0.1%
*   Hanmi Pharm Co., Ltd.                                       1,184    490,166       0.0%
*   Hanmi Science Co., Ltd.                                     1,290    105,744       0.0%
#   Hanmi Semiconductor Co., Ltd.                              15,607    140,161       0.0%
    Hanon Systems                                              20,050    233,231       0.0%
    Hansae Co., Ltd.                                            3,610     84,020       0.0%
    Hansae Yes24 Holdings Co., Ltd.                             8,124     73,301       0.0%
    Hanshin Construction                                        1,319     18,900       0.0%
    Hansol Chemical Co., Ltd.                                   2,051    135,288       0.0%
*   Hansol Holdings Co., Ltd.                                  24,316    134,420       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                       SHARES  VALUE++   OF NET ASSETS**
                                                       ------ ---------- ---------------
SOUTH KOREA -- (Continued)
*   Hansol HomeDeco Co., Ltd.                          25,503 $   33,458       0.0%
    Hansol Paper Co., Ltd.                              7,732    113,568       0.0%
*   Hansol Technics Co., Ltd.                           4,649     73,334       0.0%
    Hanssem Co., Ltd.                                   1,492    227,208       0.0%
    Hanwha Chemical Corp.                              28,782    784,031       0.1%
    Hanwha Corp.                                       29,825  1,190,059       0.1%
*   Hanwha Galleria Timeworld Co., Ltd.                   844     27,092       0.0%
    Hanwha General Insurance Co., Ltd.                 19,395    141,323       0.0%
*   Hanwha Investment & Securities Co., Ltd.           54,271    140,276       0.0%
    Hanwha Life Insurance Co., Ltd.                    82,283    581,379       0.0%
*   Hanwha Techwin Co.,Ltd.                             6,762    231,782       0.0%
    Hanyang Eng Co., Ltd.                               1,515     20,918       0.0%
    Hanyang Securities Co., Ltd.                        1,630     11,796       0.0%
    Harim Co., Ltd.                                     9,523     29,894       0.0%
    Harim Holdings Co., Ltd.                           16,954     57,454       0.0%
    HB Technology Co., Ltd.                            14,152     54,182       0.0%
#   Heung-A Shipping Co., Ltd.                         73,791     82,641       0.0%
    Hite Jinro Co., Ltd.                                7,642    181,639       0.0%
    Hitejinro Holdings Co., Ltd.                        3,737     36,212       0.0%
    HMC Investment Securities Co., Ltd.                 6,193     64,494       0.0%
    Home Center Holdings Co., Ltd.                     12,792     24,855       0.0%
#*  Homecast Co., Ltd.                                  2,237     26,973       0.0%
    Hotel Shilla Co., Ltd.                              5,490    384,123       0.0%
#   HS Industries Co., Ltd.                            11,008    105,193       0.0%
    HS R&A Co., Ltd.                                   23,290     48,974       0.0%
    Huchems Fine Chemical Corp.                         5,623    118,335       0.0%
*   Hugel, Inc.                                            81     31,081       0.0%
    Humax Co., Ltd.                                     8,415     70,811       0.0%
*   Huons Co., Ltd.                                       593     35,561       0.0%
    Huons Global Co., Ltd.                              1,564     59,226       0.0%
    Huvis Corp.                                         4,510     31,398       0.0%
    Hwa Shin Co., Ltd.                                  8,784     39,160       0.0%
    Hwail Pharm Co., Ltd.                               2,876     15,744       0.0%
    Hwangkum Steel & Technology Co., Ltd.               1,159      9,852       0.0%
    HwaSung Industrial Co., Ltd.                        4,337     58,640       0.0%
    Hy-Lok Corp.                                        2,898     63,952       0.0%
    Hyosung Corp.                                       8,302    997,749       0.1%
    Hyundai BNG Steel Co., Ltd.                         4,605     51,242       0.0%
*   Hyundai Cement Co.                                    418      6,570       0.0%
#*  Hyundai Construction Equipment Co., Ltd.              253     84,562       0.0%
    Hyundai Corp.                                       3,966     78,226       0.0%
    Hyundai Department Store Co., Ltd.                  4,531    370,025       0.0%
    Hyundai Development Co-Engineering & Construction   9,412    337,236       0.0%
    Hyundai Elevator Co., Ltd.                          3,637    177,950       0.0%
#   Hyundai Engineering & Construction Co., Ltd.       26,543    897,926       0.1%
    Hyundai Engineering Plastics Co., Ltd.             10,659     68,992       0.0%
    Hyundai Glovis Co., Ltd.                            1,909    257,644       0.0%
    Hyundai Greenfood Co., Ltd.                        10,889    155,440       0.0%
*   Hyundai Heavy Industries Co., Ltd.                    125     17,483       0.0%
    Hyundai Livart Furniture Co., Ltd.                  4,100     87,522       0.0%
    Hyundai Marine & Fire Insurance Co., Ltd.          30,611  1,240,261       0.1%
    Hyundai Motor Co.                                  13,746  1,977,591       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                                SHARES  VALUE++   OF NET ASSETS**
                                                ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Hyundai Pharmaceutical Co., Ltd.             4,848 $   14,587       0.0%
*   Hyundai Robotics Co., Ltd.                   2,720  1,097,637       0.1%
*   Hyundai Rotem Co., Ltd.                      8,277    144,997       0.0%
    Hyundai Steel Co.                           14,753    758,249       0.0%
#   Hyundai Wia Corp.                            5,695    328,187       0.0%
    HyVision System, Inc.                        2,300     25,903       0.0%
    I Controls, Inc.                               909     23,488       0.0%
    i-Components Co., Ltd.                       2,141     12,998       0.0%
#*  iA, Inc.                                     9,136     29,309       0.0%
    ICD Co., Ltd.                                2,210     29,758       0.0%
*   IE, Ltd.                                    49,289      5,477       0.0%
*   IHQ, Inc.                                   28,719     48,738       0.0%
    Il Dong Holdings Co., Ltd.                     596      7,688       0.0%
    IL Dong Pharmaceutical Co., Ltd.             1,621     32,844       0.0%
    Iljin Electric Co., Ltd.                     5,010     20,565       0.0%
    Iljin Holdings Co., Ltd.                     6,463     29,970       0.0%
    Iljin Materials Co., Ltd.                    7,951    229,358       0.0%
    Ilshin Spinning Co., Ltd.                      509     54,548       0.0%
#*  IM Co., Ltd.                                11,205     35,852       0.0%
    iMarketKorea, Inc.                           7,718     66,033       0.0%
    InBody Co., Ltd.                             3,074     79,879       0.0%
    Industrial Bank of Korea                    37,336    511,550       0.0%
*   INITECH Co., Ltd.                            3,292     18,030       0.0%
*   InnoWireless, Inc.                             699      7,583       0.0%
*   Innox Advanced Materials Co., Ltd.           1,208     79,152       0.0%
*   Innox Corp.                                    519      7,202       0.0%
*   Insun ENT Co., Ltd.                          6,974     42,259       0.0%
    Interojo Co., Ltd.                             825     27,622       0.0%
    Interpark Holdings Corp.                    19,400     72,495       0.0%
#   Inzi Controls Co., Ltd.                      2,340     12,611       0.0%
    INZI Display Co., Ltd.                       6,794     12,253       0.0%
    IS Dongseo Co., Ltd.                         5,105    157,524       0.0%
    ISC Co., Ltd.                                1,261     23,906       0.0%
    ISU Chemical Co., Ltd.                       3,690     56,520       0.0%
    IsuPetasys Co., Ltd.                        14,830     58,633       0.0%
    JB Financial Group Co., Ltd.                47,090    247,553       0.0%
*   Jcontentree Corp.                           10,157     37,673       0.0%
    Jinsung T.E.C.                               6,911     62,583       0.0%
*   Jusung Engineering Co., Ltd.                 7,166     87,909       0.0%
    JVM Co., Ltd.                                  239     12,199       0.0%
    JW Holdings Corp.                            4,287     30,810       0.0%
    JW Pharmaceutical Corp.                      1,690     62,902       0.0%
    Kakao Corp.                                  1,287    165,577       0.0%
    Kangwon Land, Inc.                           8,480    259,929       0.0%
    KAON Media Co., Ltd.                         5,150     44,496       0.0%
    KB Financial Group, Inc.                    42,708  2,232,958       0.1%
    KB Financial Group, Inc. ADR                12,984    681,790       0.0%
    KC Green Holdings Co., Ltd.                  5,380     25,146       0.0%
    KC Tech Co., Ltd.                            8,724    186,884       0.0%
    KCC Engineering & Construction Co., Ltd.     2,612     19,729       0.0%
#*  KEC Corp.                                   44,982     53,218       0.0%
    KEPCO Engineering & Construction Co., Inc.     860     13,749       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                                 SHARES VALUE++  OF NET ASSETS**
                                                 ------ -------- ---------------
SOUTH KOREA -- (Continued)
    KEPCO Plant Service & Engineering Co., Ltd.   2,501 $ 92,289       0.0%
    Keyang Electric Machinery Co., Ltd.           7,846   31,843       0.0%
*   KEYEAST Co., Ltd.                            20,377   38,758       0.0%
    KG Chemical Corp.                             4,366   63,545       0.0%
    KG Eco Technology Service Co., Ltd.           5,045   17,975       0.0%
    Kginicis Co., Ltd.                            7,157   96,612       0.0%
    KGMobilians Co., Ltd.                         5,711   35,254       0.0%
    KH Vatec Co., Ltd.                            4,940   50,091       0.0%
    Kia Motors Corp.                             23,641  748,300       0.0%
    KISCO Corp.                                   2,659   89,908       0.0%
    KISCO Holdings Co., Ltd.                        676   48,230       0.0%
    Kishin Corp.                                  5,120   22,513       0.0%
    KISWIRE, Ltd.                                 2,592   81,490       0.0%
    KIWOOM Securities Co., Ltd.                   3,693  236,460       0.0%
*   KleanNara Co., Ltd.                           4,079   15,651       0.0%
*   KMH Co., Ltd.                                 4,832   40,325       0.0%
    Kodaco Co., Ltd.                             11,719   32,094       0.0%
    Koh Young Technology, Inc.                    1,726  118,394       0.0%
    Kolao Holdings                                7,344   32,766       0.0%
#   Kolon Corp.                                   2,115  145,344       0.0%
    Kolon Global Corp.                            2,357   20,625       0.0%
    Kolon Industries, Inc.                        6,444  435,860       0.0%
    Kolon Plastic, Inc.                           3,939   26,306       0.0%
*   Komipharm International Co., Ltd.             1,719   61,579       0.0%
*   KONA I Co., Ltd.                              6,030   57,139       0.0%
    Kopla Co., Ltd.                               3,008   12,924       0.0%
#   Korea Aerospace Industries, Ltd.              5,693  288,991       0.0%
    Korea Autoglass Corp.                         2,773   46,966       0.0%
    Korea Circuit Co., Ltd.                       3,237   48,175       0.0%
    Korea District Heating Corp.                    772   49,488       0.0%
#   Korea Electric Power Corp. Sponsored ADR     11,977  211,035       0.0%
    Korea Electric Terminal Co., Ltd.             1,892  118,325       0.0%
    Korea Export Packaging Industrial Co., Ltd.   1,272   17,944       0.0%
    Korea Flange Co., Ltd.                        1,430   13,600       0.0%
    Korea Fuel-Tech Corp.                         4,041   13,428       0.0%
*   Korea Gas Corp.                               3,822  139,589       0.0%
*   Korea Information & Communications Co, Ltd.   4,831   42,566       0.0%
    Korea Investment Holdings Co., Ltd.          11,977  677,991       0.0%
    Korea Kolmar Co., Ltd.                        1,956  144,696       0.0%
    Korea Kolmar Holdings Co., Ltd.                 888   35,770       0.0%
#*  Korea Line Corp.                              8,577  250,997       0.0%
    Korea Petrochemical Ind Co., Ltd.             1,545  345,382       0.0%
    Korea United Pharm, Inc.                      3,679   79,294       0.0%
    Korea Zinc Co., Ltd.                            699  319,741       0.0%
*   Korean Air Lines Co., Ltd.                   18,685  528,944       0.0%
    Korean Reinsurance Co.                       28,422  284,168       0.0%
    Kortek Corp.                                  6,293   81,519       0.0%
    KPX Chemical Co., Ltd.                        1,049   70,499       0.0%
    KSS LINE, Ltd.                                1,673   14,524       0.0%
    KT Corp. Sponsored ADR                       14,332  206,237       0.0%
*   KT Hitel Co., Ltd.                            2,844   13,407       0.0%
    KT Skylife Co., Ltd.                         10,857  134,779       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 SOUTH KOREA -- (Continued)
     KT&G Corp.                               9,033 $  855,387       0.1%
 *   KTB Investment & Securities Co., Ltd.   20,958     64,741       0.0%
     KTCS Corp.                               6,593     14,156       0.0%
     Ktis Corp.                               4,980     13,620       0.0%
     Kukdo Chemical Co., Ltd.                 1,090     57,352       0.0%
     Kukdong Oil & Chemicals Co., Ltd.        5,000     14,236       0.0%
 *   Kumho Electric Co., Ltd.                   690      5,003       0.0%
     Kumho Industrial Co., Ltd.               7,949     68,603       0.0%
 #   Kumho Petrochemical Co., Ltd.            3,848    238,556       0.0%
 #*  Kumho Tire Co., Inc.                    36,253    212,224       0.0%
     Kumkang Kind Co., Ltd.                     850     23,284       0.0%
     Kwang Dong Pharmaceutical Co., Ltd.      7,180     51,911       0.0%
 *   Kwang Myung Electric Co., Ltd.           4,580     10,825       0.0%
     Kwangju Bank Co., Ltd.                   9,489     99,936       0.0%
     Kyobo Securities Co., Ltd.               9,039     73,527       0.0%
     Kyung Dong Navien Co., Ltd.              1,147     41,452       0.0%
     Kyung-In Synthetic Corp.                 6,361     27,013       0.0%
     Kyungbang, Ltd.                          4,810     62,517       0.0%
     Kyungchang Industrial Co., Ltd.          5,099     18,841       0.0%
 *   KyungDong City Gas Co., Ltd.               958     29,201       0.0%
     KyungDong Invest Co., Ltd.                 388     15,933       0.0%
     Kyungdong Pharm Co., Ltd.                1,450     25,503       0.0%
 *   LB Semicon, Inc.                        12,595     28,821       0.0%
     LEADCORP, Inc. (The)                    10,359     61,781       0.0%
 *   Leaders Cosmetics Co., Ltd.              2,486     41,444       0.0%
     LEENO Industrial, Inc.                   1,757     80,335       0.0%
     LF Corp.                                 8,238    189,866       0.0%
     LG Chem, Ltd.                            5,642  2,034,259       0.1%
     LG Corp.                                 7,057    542,611       0.0%
     LG Display Co., Ltd.                    10,690    279,657       0.0%
 #   LG Display Co., Ltd. ADR               144,957  1,882,991       0.1%
     LG Electronics, Inc.                    34,839  2,836,118       0.1%
     LG Hausys, Ltd.                          2,960    240,353       0.0%
     LG Household & Health Care, Ltd.           649    682,087       0.0%
     LG Innotek Co., Ltd.                     5,435    836,790       0.1%
     LG International Corp.                   6,785    176,090       0.0%
     LG Uplus Corp.                          73,652    845,720       0.1%
     LIG Nex1 Co., Ltd.                         810     51,992       0.0%
     Lock & Lock Co., Ltd.                    6,593    127,481       0.0%
     Loen Entertainment, Inc.                   584     55,507       0.0%
     Lotte Chemical Corp.                     3,256  1,075,455       0.1%
     Lotte Corp.                              1,775    118,210       0.0%
     LOTTE Fine Chemical Co., Ltd.            7,009    252,131       0.0%
     LOTTE Himart Co., Ltd.                   4,136    273,787       0.0%
     Lotte Non-Life Insurance Co., Ltd.      41,598    122,849       0.0%
     Lotte Shopping Co., Ltd.                 1,385    278,404       0.0%
     LS Corp.                                 8,392    592,543       0.0%
 #   LS Industrial Systems Co., Ltd.          3,702    198,236       0.0%
 *   Lumens Co., Ltd.                        14,663     47,337       0.0%
     Macquarie Korea Infrastructure Fund     43,952    334,267       0.0%
 *   Macrogen, Inc.                             637     15,476       0.0%
     Maeil Holdings Co., Ltd.                 4,128     70,933       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                                SHARES  VALUE++  OF NET ASSETS**
                                                ------- -------- ---------------
SOUTH KOREA -- (Continued)
    Mando Corp.                                   3,019 $881,244       0.1%
    Medy-Tox, Inc.                                  997  377,395       0.0%
*   Melfas, Inc.                                  5,717   19,071       0.0%
    Meritz Financial Group, Inc.                 18,331  266,936       0.0%
    Meritz Fire & Marine Insurance Co., Ltd.     21,886  502,279       0.0%
    Meritz Securities Co., Ltd.                 112,605  448,661       0.0%
*   Mgame Corp.                                   4,913   19,104       0.0%
*   MiCo, Ltd.                                   18,529   59,036       0.0%
    Mirae Asset Daewoo Co., Ltd.                 54,069  490,656       0.0%
    Miwon Holdings Co., Ltd.                        182    7,921       0.0%
*   Miwon Specialty Chemical Co., Ltd.              507   25,712       0.0%
*   MNTech Co., Ltd.                              5,018   22,018       0.0%
    Mobase Co., Ltd.                              3,204   20,185       0.0%
    Modetour Network, Inc.                        1,953   51,316       0.0%
    MonAmi Co., Ltd.                              9,145   26,055       0.0%
    Moorim P&P Co., Ltd.                          8,640   32,405       0.0%
*   Moorim Paper Co., Ltd.                       13,596   30,369       0.0%
    Muhak Co., Ltd.                               3,676   59,651       0.0%
    Myungmoon Pharm Co., Ltd.                     4,676   25,535       0.0%
    Namhae Chemical Corp.                         7,095   57,555       0.0%
*   Namsun Aluminum Co., Ltd.                    33,053   32,481       0.0%
    NAVER Corp.                                     794  634,622       0.0%
    NCSoft Corp.                                    890  339,308       0.0%
*   Neowiz                                        3,258   34,079       0.0%
*   NEPES Corp.                                   6,920   55,730       0.0%
    Nexen Corp.                                   6,190   45,045       0.0%
    Nexen Tire Corp.                             14,819  170,061       0.0%
#*  Nexon GT Co., Ltd.                            2,809   30,459       0.0%
    NH Investment & Securities Co., Ltd.         43,256  543,248       0.0%
*   NHN KCP Corp.                                 2,887   45,408       0.0%
    NICE Holdings Co., Ltd.                       8,545  121,251       0.0%
    Nice Information & Telecommunication, Inc.    1,902   40,930       0.0%
    NICE Information Service Co., Ltd.           12,936   98,740       0.0%
    NICE Total Cash Management Co., Ltd.          4,055   37,368       0.0%
*   NK Co., Ltd.                                 11,386   13,209       0.0%
    Nong Shim Holdings Co., Ltd.                    757   77,418       0.0%
*   Nong Woo Bio Co., Ltd.                        1,844   26,250       0.0%
    NongShim Co., Ltd.                              696  216,134       0.0%
    Noroo Holdings Co., Ltd.                      1,230   19,763       0.0%
    NOROO Paint & Coatings Co., Ltd.              2,386   19,303       0.0%
    NS Shopping Co., Ltd.                         6,820   91,649       0.0%
#*  NUTRIBIOTECH Co., Ltd.                        1,057   20,616       0.0%
    OCI Co., Ltd.                                 5,754  581,323       0.0%
#*  Omnisystem Co., Ltd.                         17,018   36,408       0.0%
*   OPTRON-TEC, Inc.                              5,519   35,459       0.0%
*   Orion Corp.                                   2,461  233,334       0.0%
    Orion Holdings Corp.                          1,279   29,418       0.0%
#*  Osstem Implant Co., Ltd.                      3,554  228,363       0.0%
    Ottogi Corp.                                    102   69,132       0.0%
*   Pan Ocean Co., Ltd.                          21,418  100,612       0.0%
*   Pan-Pacific Co., Ltd.                        12,857   40,742       0.0%
#*  PaperCorea, Inc.                              6,173   11,135       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES   VALUE++   OF NET ASSETS**
                                               ------ ----------- ---------------
SOUTH KOREA -- (Continued)
#   Paradise Co., Ltd.                          9,425 $   169,196       0.0%
    Partron Co., Ltd.                          15,366     119,966       0.0%
#*  Paru Co., Ltd.                              7,856      29,601       0.0%
#   Poongsan Corp.                              9,041     396,518       0.0%
    POSCO Sponsored ADR                        33,942   2,477,087       0.1%
    POSCO Chemtech Co., Ltd.                    6,847     171,592       0.0%
    POSCO Coated & Color Steel Co., Ltd.          778      19,465       0.0%
    Posco Daewoo Corp.                         13,323     231,147       0.0%
    Posco ICT Co., Ltd.                         7,848      49,306       0.0%
    Posco M-Tech Co., Ltd.                      3,977       8,608       0.0%
*   Power Logics Co., Ltd.                      6,846      30,330       0.0%
    Protec Co., Ltd.                            1,766      28,213       0.0%
    PSK, Inc.                                   4,644      93,340       0.0%
    Pulmuone Co., Ltd.                            262      27,719       0.0%
    Pyeong Hwa Automotive Co., Ltd.             6,035      61,745       0.0%
*   RFTech Co., Ltd.                            7,845      36,746       0.0%
*   S&S Tech Corp.                              4,200      16,052       0.0%
*   S&T Corp.                                     636       8,711       0.0%
*   S&T Dynamics Co., Ltd.                     12,811      95,749       0.0%
    S&T Motiv Co., Ltd.                         2,830     115,359       0.0%
    S-1 Corp.                                   1,719     140,667       0.0%
*   S-Connect Co., Ltd.                        28,101      56,779       0.0%
    S-Energy Co., Ltd.                          2,942      19,699       0.0%
#*  S-MAC Co., Ltd.                            38,704      42,956       0.0%
    S-Oil Corp.                                 6,749     775,928       0.1%
    Sajo Industries Co., Ltd.                     870      56,809       0.0%
    Sam Chun Dang Pharm Co., Ltd.               8,172      95,238       0.0%
#*  SAM KANG M&T Co., Ltd.                      1,705       8,382       0.0%
    Sam Yung Trading Co., Ltd.                  2,626      41,855       0.0%
    Samchully Co., Ltd.                           607      55,541       0.0%
    Samchuly Bicycle Co., Ltd.                  1,364      10,369       0.0%
    SAMHWA Paints Industrial Co., Ltd.          4,408      30,375       0.0%
    Samick Musical Instruments Co., Ltd.       14,194      24,796       0.0%
    Samick THK Co., Ltd.                        1,380      22,178       0.0%
*   Samji Electronics Co., Ltd.                 5,213      35,888       0.0%
    Samjin Pharmaceutical Co., Ltd.             2,222      65,666       0.0%
    Samkee Automotive Co., Ltd.                 6,194      19,708       0.0%
    Samkwang Glass                                469      21,103       0.0%
    Sammok S-Form Co., Ltd.                     4,455      51,898       0.0%
*   SAMPYO Cement Co., Ltd.                    12,528      34,781       0.0%
    Samsung C&T Corp.                           1,972     260,872       0.0%
    Samsung Card Co., Ltd.                     12,215     400,237       0.0%
    Samsung Electro-Mechanics Co., Ltd.        13,597   1,265,169       0.1%
    Samsung Electronics Co., Ltd.               5,671  13,979,589       0.4%
    Samsung Electronics Co., Ltd. GDR           8,033   9,904,154       0.3%
#*  Samsung Engineering Co., Ltd.              10,929     119,156       0.0%
    Samsung Fire & Marine Insurance Co., Ltd.   4,584   1,118,551       0.1%
*   Samsung Heavy Industries Co., Ltd.         72,482     763,917       0.0%
    Samsung Life Insurance Co., Ltd.            3,506     422,699       0.0%
    Samsung SDS Co., Ltd.                         893     165,352       0.0%
    Samsung Securities Co., Ltd.               16,430     522,589       0.0%
    SAMT Co., Ltd.                             28,477      52,448       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                     SHARES  VALUE++   OF NET ASSETS**
                                                     ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    Samwha Capacitor Co., Ltd.                        3,281 $   66,859       0.0%
    Samyang Corp.                                     1,015     87,885       0.0%
    Samyang Holdings Corp.                            1,661    134,014       0.0%
    Sang-A Frontec Co., Ltd.                          2,592     32,088       0.0%
    Sangsin Brake                                     3,721     25,071       0.0%
    SAVEZONE I&C Corp.                                7,320     33,642       0.0%
    SBS Contents Hub Co., Ltd.                          831      6,224       0.0%
    SBS Media Holdings Co., Ltd.                     17,020     46,123       0.0%
*   SBW                                              30,171     36,119       0.0%
    Seah Besteel Corp.                                7,234    205,392       0.0%
    SeAH Holdings Corp.                                 341     47,922       0.0%
    SeAH Steel Corp.                                  1,222    100,234       0.0%
    Sebang Co., Ltd.                                  4,599     55,839       0.0%
    Sebang Global Battery Co., Ltd.                   3,172     95,876       0.0%
    Sejong Industrial Co., Ltd.                       4,410     30,642       0.0%
    Sekonix Co., Ltd.                                 3,205     38,379       0.0%
*   Selvas AI, Inc.                                   4,234     13,415       0.0%
    Sempio Foods Co.                                     12        356       0.0%
    Seobu T&D                                         3,669     48,639       0.0%
    Seohan Co., Ltd.                                 38,454     73,837       0.0%
    Seohee Construction Co., Ltd.                    59,786     59,034       0.0%
    Seoul Semiconductor Co., Ltd.                    15,519    380,927       0.0%
    SEOWONINTECH Co., Ltd.                            3,718     34,859       0.0%
    Seoyon Co., Ltd.                                  5,173     37,053       0.0%
*   Sewon Cellontech Co., Ltd.                       12,648     25,721       0.0%
    SFA Engineering Corp.                             4,734    172,347       0.0%
*   SFA Semicon Co, Ltd.                             28,360     63,615       0.0%
#*  SG Corp.                                         58,439     51,692       0.0%
*   SG&G Corp.                                        1,946      5,271       0.0%
*   SGA Co., Ltd.                                    22,315     17,868       0.0%
    SH Energy & Chemical Co., Ltd.                   56,470     75,392       0.0%
*   Shin Poong Pharmaceutical Co., Ltd.               7,521     41,094       0.0%
    Shinhan Financial Group Co., Ltd.                12,035    540,590       0.0%
    Shinhan Financial Group Co., Ltd. ADR            18,630    843,380       0.1%
    Shinsegae Engineering & Construction Co., Ltd.    1,204     30,252       0.0%
    Shinsegae Food Co., Ltd.                            389     46,729       0.0%
    Shinsegae Information & Communication Co., Ltd.     336     23,107       0.0%
    Shinsegae International, Inc.                       500     27,596       0.0%
    Shinsegae, Inc.                                   2,394    489,398       0.0%
*   Shinsung Tongsang Co., Ltd.                      24,154     21,166       0.0%
    Shinwha Intertek Corp.                            9,715     23,066       0.0%
*   Shinwon Corp.                                    18,733     32,376       0.0%
    SHOWBOX Corp.                                     6,388     31,513       0.0%
*   Signetics Corp.                                  13,123     16,640       0.0%
    Silicon Works Co., Ltd.                           3,171    127,299       0.0%
    SIMMTECH Co., Ltd.                                6,868     73,037       0.0%
*   SIMMTECH HOLDINGS Co., Ltd.                      25,789     62,215       0.0%
    SIMPAC, Inc.                                      4,080     15,848       0.0%
    SK Bioland Co., Ltd.                              1,729     30,189       0.0%
    SK Chemicals Co., Ltd.                            3,539    233,672       0.0%
    SK Gas, Ltd.                                      2,148    179,436       0.0%
    SK Holdings Co., Ltd.                             5,082  1,315,069       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                   SHARES  VALUE++   OF NET ASSETS**
                                                   ------ ---------- ---------------
SOUTH KOREA -- (Continued)
    SK Hynix, Inc.                                 69,101 $5,095,001       0.2%
    SK Innovation Co., Ltd.                         7,596  1,393,416       0.1%
#   SK Materials Co., Ltd.                          1,887    316,310       0.0%
    SK Networks Co., Ltd.                          51,435    305,620       0.0%
#*  SK Securities Co., Ltd.                        97,610    108,566       0.0%
    SK Telecom Co., Ltd.                              786    185,559       0.0%
    SKC Co., Ltd.                                   9,852    350,004       0.0%
*   SKC Solmics Co., Ltd.                          12,624     59,209       0.0%
    SKCKOLONPI, Inc.                                4,450    139,981       0.0%
    SL Corp.                                        5,700    116,800       0.0%
*   SM Entertainment Co.                            4,662    138,546       0.0%
    Songwon Industrial Co., Ltd.                    6,434    123,615       0.0%
    Soulbrain Co., Ltd.                             4,051    249,209       0.0%
    SPC Samlip Co., Ltd.                              518     63,616       0.0%
    SPG Co., Ltd.                                   4,052     19,824       0.0%
    Spigen Korea Co., Ltd.                            706     27,453       0.0%
    Ssangyong Cement Industrial Co., Ltd.           9,723    140,666       0.0%
*   Ssangyong Motor Co.                            10,533     49,483       0.0%
    Suheung Co., Ltd.                               1,649     49,276       0.0%
    Sunchang Corp.                                  2,805     19,951       0.0%
    Sung Bo Chemicals Co., Ltd.                     3,068     16,955       0.0%
    Sung Kwang Bend Co., Ltd.                       8,124     72,066       0.0%
    Sungchang Enterprise Holdings, Ltd.            35,350     86,648       0.0%
    Sungdo Engineering & Construction Co., Ltd.     3,890     22,966       0.0%
*   Sungshin Cement Co., Ltd.                       9,136     43,736       0.0%
    Sungwoo Hitech Co., Ltd.                       20,967    125,615       0.0%
#   Sunjin Co., Ltd.                                3,012     41,676       0.0%
*   Suprema HQ, Inc.                                  703      3,785       0.0%
*   Suprema, Inc.                                     651     14,226       0.0%
*   Synopex, Inc.                                  13,546     38,458       0.0%
    Systems Technology, Inc.                        2,886     47,175       0.0%
    Taekwang Industrial Co., Ltd.                     196    199,641       0.0%
#*  Taewoong Co., Ltd.                              4,708     75,178       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.  20,631    158,087       0.0%
*   Taihan Electric Wire Co., Ltd.                 16,521     18,744       0.0%
*   Taihan Textile Co., Ltd.                          426     33,446       0.0%
*   TBH Global Co., Ltd.                            5,201     40,859       0.0%
*   Tellus Co., Ltd.                                1,052      1,894       0.0%
    TES Co., Ltd.                                   1,912     59,120       0.0%
*   Texcell-NetCom Co., Ltd.                       11,726    104,821       0.0%
*   Thinkware Systems Corp.                         2,319     21,654       0.0%
*   TK Chemical Corp.                              11,104     20,107       0.0%
    TK Corp.                                        6,005     53,898       0.0%
    Tokai Carbon Korea Co., Ltd.                    1,099     51,119       0.0%
#   Tong Yang Moolsan Co., Ltd.                    16,528     25,605       0.0%
    Tongyang Life Insurance Co., Ltd.              20,755    163,978       0.0%
    Top Engineering Co., Ltd.                       5,140     31,992       0.0%
    Toptec Co., Ltd.                                4,025    101,267       0.0%
    Tovis Co., Ltd.                                 8,847     64,005       0.0%
    TS Corp.                                        1,989     46,179       0.0%
    UIL Co., Ltd.                                   5,306     34,923       0.0%
    Uju Electronics Co., Ltd.                       2,871     35,781       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                         SHARES    VALUE++    OF NET ASSETS**
                                                         ------- ------------ ---------------
SOUTH KOREA -- (Continued)
    Unid Co., Ltd.                                         3,047 $    125,910       0.0%
    Union Semiconductor Equipment & Materials Co., Ltd.    6,270       37,277       0.0%
    Value Added Technologies Co., Ltd.                     2,003       52,171       0.0%
    Viatron Technologies, Inc.                             1,206       21,828       0.0%
*   Vidente Co., Ltd.                                      4,963       37,740       0.0%
    Vieworks Co., Ltd.                                     1,861       63,345       0.0%
    Visang Education, Inc.                                 2,959       31,191       0.0%
*   Webzen, Inc.                                           3,631       90,842       0.0%
    Whanin Pharmaceutical Co., Ltd.                        3,611       67,092       0.0%
*   WillBes & Co. (The)                                   12,360       19,130       0.0%
    Wins Co., Ltd.                                           945        9,742       0.0%
    WiSoL Co., Ltd.                                        7,489       91,324       0.0%
*   Wonik Holdings Co., Ltd.                              17,153      115,885       0.0%
*   WONIK IPS Co., Ltd.                                   10,183      330,733       0.0%
*   Wonik Materials Co., Ltd.                              1,208       74,487       0.0%
*   Wonik QnC Corp.                                        6,042       62,978       0.0%
*   Woongjin Co., Ltd.                                    20,020       41,359       0.0%
*   Woongjin Energy Co., Ltd.                              2,621       18,447       0.0%
*   Woongjin Thinkbig Co., Ltd.                            9,970       61,595       0.0%
    Woori Bank                                            36,418      532,948       0.0%
    Woori Bank Sponsored ADR                               1,175       51,567       0.0%
*   Woori Investment Bank Co., Ltd.                       22,642       11,253       0.0%
    Woory Industrial Co., Ltd.                               615       19,626       0.0%
#   Y G-1 Co., Ltd.                                        5,475       68,465       0.0%
*   YD Online Corp.                                        4,886       19,050       0.0%
*   YeaRimDang Publishing Co., Ltd.                        7,920       70,260       0.0%
#   Yeong Hwa Metal Co., Ltd.                             16,137       21,488       0.0%
    YG Entertainment, Inc.                                 1,396       37,292       0.0%
    YooSung T&S Co., Ltd.                                  7,220       27,350       0.0%
    Youlchon Chemical Co., Ltd.                            1,990       29,582       0.0%
    Young Poong Corp.                                        115      114,439       0.0%
    Youngone Corp.                                         8,136      250,057       0.0%
    Youngone Holdings Co., Ltd.                            2,254      112,675       0.0%
*   Yuanta Securities Korea Co., Ltd.                     57,963      174,928       0.0%
    Yuhan Corp.                                            1,463      266,565       0.0%
*   Yungjin Pharmaceutical Co., Ltd.                       2,603       20,670       0.0%
    Zeus Co., Ltd.                                         1,543       23,094       0.0%
                                                                 ------------       ---
TOTAL SOUTH KOREA                                                 134,907,656       4.0%
                                                                 ------------       ---
SPAIN -- (1.8%)
    Abertis Infraestructuras SA                           30,481      659,263       0.0%
    Acciona SA                                            14,089    1,166,628       0.1%
    Acerinox SA                                           35,739      513,457       0.0%
    ACS Actividades de Construccion y Servicios SA        34,036    1,341,660       0.1%
*   Adveo Group International SA                           2,149        6,882       0.0%
    Aena SME SA                                            2,665      488,957       0.0%
    Almirall SA                                           17,236      166,824       0.0%
    Amadeus IT Group SA                                   31,104    2,110,372       0.1%
*   Amper SA                                             246,502       55,124       0.0%
    Applus Services SA                                    40,215      562,354       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA         14,504      149,041       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                             PERCENTAGE
                                                       SHARES    VALUE++   OF NET ASSETS**
                                                      --------- ---------- ---------------
SPAIN -- (Continued)
    Azkoyen SA                                            4,453 $   41,579       0.0%
    Banco Bilbao Vizcaya Argentaria SA                  503,967  4,406,925       0.1%
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR    176,380  1,541,563       0.1%
    Banco de Sabadell SA                              1,747,581  3,499,028       0.1%
    Banco Santander SA                                  904,605  6,132,597       0.2%
    Banco Santander SA Sponsored ADR                    230,248  1,551,871       0.1%
    Bankia SA                                           272,701  1,301,397       0.1%
    Bankinter SA                                        104,971    990,584       0.0%
*   Baron de Ley                                            817    104,876       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                 20,689    710,646       0.0%
    CaixaBank SA                                        348,641  1,631,079       0.1%
    Cellnex Telecom SA                                   43,956  1,091,074       0.0%
    Cia de Distribucion Integral Logista Holdings SA      8,423    197,329       0.0%
    Cie Automotive SA                                    21,382    635,414       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA         6,220    256,127       0.0%
*   Deoleo SA                                           179,709     37,585       0.0%
    Distribuidora Internacional de Alimentacion SA      199,623    976,353       0.0%
#*  Duro Felguera SA                                     17,931     11,071       0.0%
    Ebro Foods SA                                        16,457    395,848       0.0%
*   eDreams ODIGEO SA                                     5,922     18,342       0.0%
    Elecnor SA                                            7,637    107,922       0.0%
    Enagas SA                                            52,141  1,501,855       0.1%
    Ence Energia y Celulosa SA                           59,912    347,543       0.0%
    Endesa SA                                            25,180    576,326       0.0%
    Ercros SA                                            59,036    191,078       0.0%
    Euskaltel SA                                         11,236     89,978       0.0%
    Faes Farma SA                                        67,382    228,354       0.0%
    Ferrovial SA                                         21,074    457,654       0.0%
    Fluidra SA                                            5,719     57,933       0.0%
    Gas Natural SDG SA                                   66,262  1,417,842       0.1%
    Grifols SA                                           23,100    722,912       0.0%
    Grupo Catalana Occidente SA                          15,026    632,496       0.0%
*   Grupo Ezentis SA                                     50,584     33,474       0.0%
    Iberdrola SA                                        646,207  5,222,003       0.2%
    Iberpapel Gestion SA                                    348     10,854       0.0%
*   Indra Sistemas SA                                    37,213    534,752       0.0%
    Industria de Diseno Textil SA                        28,428  1,062,583       0.0%
    Laboratorios Farmaceuticos Rovi SA                      824     15,374       0.0%
*   Liberbank SA                                        203,679     94,168       0.0%
    Mapfre SA                                           439,632  1,437,815       0.1%
    Mediaset Espana Comunicacion SA                      65,145    708,059       0.0%
    Melia Hotels International SA                        17,342    237,219       0.0%
    Miquel y Costas & Miquel SA                           6,300    228,271       0.0%
    NH Hotel Group SA                                    47,786    302,125       0.0%
*   Obrascon Huarte Lain SA                              51,945    291,294       0.0%
*   Pharma Mar SA                                        34,937    133,452       0.0%
*   Promotora de Informaciones SA Class A                13,947     49,375       0.0%
    Prosegur Cia de Seguridad SA                         59,037    450,536       0.0%
*   Quabit Inmobiliaria SA                               32,213     61,815       0.0%
*   Realia Business SA                                   30,466     39,003       0.0%
    Red Electrica Corp. SA                               44,744    990,744       0.0%
    Repsol SA                                           117,074  2,193,896       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
  SPAIN -- (Continued)
      Repsol SA Sponsored ADR               51,211 $   962,661       0.0%
  *   Sacyr SA                             145,022     372,608       0.0%
      Saeta Yield SA                         2,241      25,024       0.0%
      Siemens Gamesa Renewable Energy SA    75,988   1,101,810       0.0%
  *   Solaria Energia y Medio Ambiente SA   36,783      61,064       0.0%
      Talgo SA                              44,657     218,962       0.0%
      Tecnicas Reunidas SA                   9,267     298,371       0.0%
      Telefonica SA                        187,684   1,967,954       0.1%
      Telefonica SA Sponsored ADR           47,435     493,798       0.0%
  *   Tubacex SA                            31,522     112,005       0.0%
  #*  Tubos Reunidos SA                     30,261      31,891       0.0%
      Vidrala SA                             5,432     491,137       0.0%
      Viscofan SA                           11,963     724,146       0.0%
  *   Vocento SA                             6,696      11,644       0.0%
      Zardoya Otis SA                       32,922     356,619       0.0%
                                                   -----------       ---
  TOTAL SPAIN                                       60,410,249       1.8%
                                                   -----------       ---
  SWEDEN -- (2.2%)
      AAK AB                                11,915     962,941       0.0%
      Acando AB                             19,699      66,838       0.0%
      AddLife AB                             1,292      25,468       0.0%
      AddNode Group AB                       1,867      15,156       0.0%
      AddTech AB Class B                     7,180     159,091       0.0%
      AF AB Class B                         14,876     306,473       0.0%
      Alfa Laval AB                         22,725     575,508       0.0%
      Assa Abloy AB Class B                 69,273   1,460,472       0.1%
      Atlas Copco AB Class A                17,565     770,251       0.0%
      Atlas Copco AB Class B                10,224     405,874       0.0%
      Atrium Ljungberg AB Class B           10,607     175,950       0.0%
      Avanza Bank Holding AB                 5,322     200,605       0.0%
      Axfood AB                             14,412     260,596       0.0%
      Beijer Alma AB                         9,076     292,732       0.0%
  *   Beijer Electronics Group AB            1,764       6,789       0.0%
      Beijer Ref AB                          3,752     130,899       0.0%
      Bergman & Beving AB                   10,464     119,050       0.0%
      Betsson AB                            35,928     281,938       0.0%
      Bilia AB Class A                      40,832     365,865       0.0%
      BillerudKorsnas AB                    57,211     984,659       0.0%
      BioGaia AB Class B                     4,648     168,978       0.0%
      Biotage AB                            11,158      99,345       0.0%
  #   Bjorn Borg AB                          4,436      17,696       0.0%
      Boliden AB                            78,828   2,758,330       0.1%
      Bonava AB                              2,685      38,746       0.0%
      Bonava AB Class B                     28,179     410,369       0.0%
      Bulten AB                              6,216      88,172       0.0%
      Byggmax Group AB                      31,325     213,216       0.0%
      Castellum AB                          44,616     715,919       0.0%
      Catena AB                                702      12,491       0.0%
      Clas Ohlson AB Class B                13,618     235,438       0.0%
      Cloetta AB Class B                    87,223     294,943       0.0%
      Com Hem Holding AB                    81,222   1,219,304       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
   SWEDEN -- (Continued)
       Concentric AB                        13,233 $  222,223       0.0%
       Corem Property Group AB Class B       1,440      8,633       0.0%
       Dedicare AB Class B                     870     11,544       0.0%
       Dios Fastigheter AB                  26,652    175,111       0.0%
       Dometic Group AB                     11,724    101,935       0.0%
       Doro AB                               9,675     56,030       0.0%
       Duni AB                              10,582    157,662       0.0%
       Dustin Group AB                       5,617     50,316       0.0%
       Elanders AB Class B                   1,154     12,586       0.0%
       Electrolux AB Series B               43,531  1,538,672       0.1%
       Elekta AB Class B                    34,531    332,054       0.0%
   *   Eltel AB                             18,432     52,418       0.0%
       Enea AB                               6,373     63,350       0.0%
   *   Essity AB Class A                     3,976    118,541       0.0%
   *   Essity AB Class B                    79,422  2,373,879       0.1%
       eWork Group AB                        2,168     24,730       0.0%
       Fabege AB                            27,931    589,770       0.0%
   *   Fastighets AB Balder Class B         11,128    289,674       0.0%
       Fenix Outdoor International AG          213     25,418       0.0%
   *   Fingerprint Cards AB Class B         35,005     86,536       0.0%
       Getinge AB Class B                   31,024    610,664       0.0%
       Granges AB                           36,294    376,093       0.0%
       Gunnebo AB                           18,009     74,219       0.0%
   *   Haldex AB                            20,108    223,438       0.0%
       Hemfosa Fastigheter AB               32,479    394,608       0.0%
       Hennes & Mauritz AB Class B          28,325    710,818       0.0%
       Hexagon AB Class B                   26,517  1,359,661       0.1%
       Hexpol AB                            63,206    639,287       0.0%
       HIQ International AB                 27,168    194,708       0.0%
       Holmen AB Class B                    21,174  1,040,685       0.1%
       Hufvudstaden AB Class A              21,576    355,038       0.0%
       Husqvarna AB Class A                 20,121    196,070       0.0%
       Husqvarna AB Class B                126,706  1,237,817       0.1%
       ICA Gruppen AB                       12,191    449,595       0.0%
       Indutrade AB                         22,986    637,409       0.0%
       Intrum Justitia AB                   23,743    832,034       0.0%
       Inwido AB                            14,396    158,603       0.0%
       ITAB Shop Concept AB Class B          3,537     27,777       0.0%
       JM AB                                30,338    800,496       0.0%
       KappAhl AB                           31,556    229,785       0.0%
       Karo Pharma AB                       11,080     52,556       0.0%
       Kindred Group P.L.C.                 67,551    862,653       0.0%
       Klovern AB Class B                  115,813    155,929       0.0%
       KNOW IT AB                            7,176    131,094       0.0%
       Kungsleden AB                        41,126    293,472       0.0%
       Lagercrantz Group AB Class B         20,489    218,005       0.0%
       Lifco AB Class B                        775     27,778       0.0%
       Lindab International AB              29,666    244,519       0.0%
       Loomis AB Class B                    30,339  1,217,260       0.1%
   *   Lundin Petroleum AB                  20,983    493,629       0.0%
       Mekonomen AB                         10,554    213,086       0.0%
       Millicom International Cellular SA   15,850  1,013,606       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
SWEDEN -- (Continued)
    Modern Times Group MTG AB Class B          20,896 $  797,117       0.0%
*   Momentum Group AB Class B                  10,464    128,718       0.0%
    MQ Holding AB                              18,548     70,669       0.0%
#   Mycronic AB                                28,090    333,603       0.0%
    NCC AB Class B                             32,826    708,250       0.0%
    Nederman Holding AB                           550     15,929       0.0%
*   Net Insight AB Class B                     64,475     40,430       0.0%
    NetEnt AB                                  49,364    391,214       0.0%
    New Wave Group AB Class B                  31,664    209,911       0.0%
    Nibe Industrier AB Class B                 89,216    892,138       0.0%
    Nobia AB                                   42,949    352,317       0.0%
    Nobina AB                                  25,506    138,503       0.0%
    Nolato AB Class B                          15,102    837,300       0.0%
    Nordea Bank AB                            194,620  2,351,926       0.1%
    NP3 Fastigheter AB                          2,129     12,835       0.0%
    OEM International AB Class B                1,188     27,681       0.0%
    Opus Group AB                              98,051     72,603       0.0%
*   Orexo AB                                    3,463     19,716       0.0%
    Oriflame Holding AG                        11,447    412,400       0.0%
    Peab AB                                    57,414    557,147       0.0%
    Pricer AB Class B                          58,280     63,357       0.0%
    Proact IT Group AB                          2,069     48,193       0.0%
    Probi AB                                      860     35,749       0.0%
*   Qliro Group AB                             55,103    120,421       0.0%
    Ratos AB Class B                           97,977    470,280       0.0%
*   RaySearch Laboratories AB                   4,939    109,475       0.0%
    Recipharm AB Class B                        5,226     63,941       0.0%
    Rottneros AB                               45,215     40,506       0.0%
    Saab AB Class B                            17,966    917,852       0.0%
    Sagax AB Class B                           11,262    136,768       0.0%
    Sandvik AB                                 83,367  1,521,738       0.1%
*   SAS AB                                     56,251    174,022       0.0%
    Scandi Standard AB                         26,039    184,155       0.0%
    Sectra AB Class B                             495      9,694       0.0%
    Securitas AB Class B                       69,799  1,224,688       0.1%
    Semcon AB                                   3,284     19,609       0.0%
#*  Sensys Gatso Group AB(7035470)            102,807      8,901       0.0%
*   Sensys Gatso Group AB(BF8NVN5)             29,372      2,473       0.0%
    Skandinaviska Enskilda Banken AB              886     10,954       0.0%
    Skandinaviska Enskilda Banken AB Class A  128,747  1,586,628       0.1%
    Skanska AB Class B                         70,080  1,536,755       0.1%
    SKF AB Class A                              3,420     79,542       0.0%
    SKF AB Class B                             75,735  1,759,993       0.1%
    SkiStar AB                                 11,854    259,095       0.0%
*   SSAB AB Class A(B17H0S8)                   65,732    322,708       0.0%
*   SSAB AB Class A(BPRBWK4)                   13,020     64,151       0.0%
*   SSAB AB Class B(B17H3F6)                  195,770    789,172       0.0%
*   SSAB AB Class B(BPRBWM6)                   73,712    296,945       0.0%
    Svenska Cellulosa AB SCA Class A            6,722     65,408       0.0%
    Svenska Cellulosa AB SCA Class B          133,280  1,251,495       0.1%
    Svenska Handelsbanken AB Class A           98,282  1,408,610       0.1%
    Svenska Handelsbanken AB Class B            2,424     35,049       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                   SHARES    VALUE++   OF NET ASSETS**
                                                   ------- ----------- ---------------
SWEDEN -- (Continued)
    Sweco AB Class B                                12,326 $   263,580       0.0%
    Swedbank AB Class A                             42,008   1,042,544       0.1%
    Swedish Match AB                                23,762     895,137       0.0%
*   Swedish Orphan Biovitrum AB                      8,103     120,071       0.0%
    Swedol AB Class B                                8,486      34,972       0.0%
    Systemair AB                                       682      10,315       0.0%
    Tele2 AB Class B                               121,221   1,541,899       0.1%
    Telefonaktiebolaget LM Ericsson Class A          9,033      57,017       0.0%
    Telefonaktiebolaget LM Ericsson Class B        123,302     775,949       0.0%
    Telefonaktiebolaget LM Ericsson Sponsored ADR   90,500     565,625       0.0%
    Telia Co. AB                                   590,862   2,734,783       0.1%
    Thule Group AB                                  31,892     713,345       0.0%
    Transcom Worldwide AB                            1,831      19,135       0.0%
    Trelleborg AB Class B                           51,368   1,272,060       0.1%
    Troax Group AB                                   1,737      58,706       0.0%
    Victoria Park AB Class B                        29,250     107,935       0.0%
    Vitrolife AB                                     3,397     271,166       0.0%
    Volvo AB Class A                                36,187     716,712       0.0%
    Volvo AB Class B                               181,080   3,586,514       0.1%
    Wallenstam AB Class B                           40,951     382,460       0.0%
    Wihlborgs Fastigheter AB                        20,993     498,421       0.0%
                                                           -----------       ---
TOTAL SWEDEN                                                74,260,656       2.2%
                                                           -----------       ---
SWITZERLAND -- (4.4%)
    ABB, Ltd.                                      219,337   5,727,992       0.2%
    ABB, Ltd. Sponsored ADR                         55,400   1,447,602       0.1%
    Adecco Group AG                                 36,999   2,935,401       0.1%
    Allreal Holding AG                               5,854     978,434       0.0%
*   Alpiq Holding AG                                 1,687     108,234       0.0%
    ALSO Holding AG                                  2,563     346,942       0.0%
    ams AG                                          11,070   1,009,990       0.0%
    APG SGA SA                                         363     147,055       0.0%
*   Arbonia AG                                      12,595     220,340       0.0%
    Aryzta AG                                       23,642     750,636       0.0%
    Ascom Holding AG                                19,142     438,191       0.0%
    Autoneum Holding AG                              1,294     349,563       0.0%
    Bachem Holding AG Class B                          471      59,496       0.0%
    Baloise Holding AG                              20,652   3,255,938       0.1%
    Bank Cler AG                                     1,545      65,511       0.0%
    Banque Cantonale de Geneve                         266      42,869       0.0%
    Banque Cantonale Vaudoise                        1,100     790,949       0.0%
    Barry Callebaut AG                                 728   1,137,511       0.1%
    Belimo Holding AG                                  141     604,986       0.0%
    Bell Food Group AG                                 470     202,957       0.0%
    Bellevue Group AG                                2,921      67,905       0.0%
    Berner Kantonalbank AG                           1,140     205,732       0.0%
    BKW AG                                           3,217     188,040       0.0%
    Bobst Group SA                                   4,180     446,824       0.0%
    Bossard Holding AG Class A                       2,397     566,559       0.0%
    Bucher Industries AG                             3,092   1,209,811       0.1%
    Burckhardt Compression Holding AG                1,467     437,037       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
 SWITZERLAND -- (Continued)
     Burkhalter Holding AG                     1,302 $  155,964       0.0%
     Calida Holding AG                         2,049     75,998       0.0%
     Carlo Gavazzi Holding AG                     78     26,053       0.0%
     Cembra Money Bank AG                      8,660    775,800       0.0%
     Cham Paper Holding AG                        27     10,954       0.0%
     Chocoladefabriken Lindt & Spruengli AG        5    347,108       0.0%
 *   Cicor Technologies, Ltd.                    523     26,936       0.0%
     Cie Financiere Richemont SA              35,138  3,239,241       0.1%
     Cie Financiere Tradition SA                 628     59,775       0.0%
     Clariant AG                             135,347  3,405,318       0.1%
     Coltene Holding AG                        1,253    124,360       0.0%
     Conzzeta AG                                 464    455,794       0.0%
     Credit Suisse Group AG                   83,387  1,314,081       0.1%
     Credit Suisse Group AG Sponsored ADR     51,388    807,825       0.0%
     Daetwyler Holding AG                      2,987    500,900       0.0%
     DKSH Holding AG                           7,686    644,787       0.0%
     dormakaba Holding AG                        993    982,844       0.0%
 *   Dottikon Es Holding AG                       16     12,352       0.0%
 *   Dufry AG                                 11,336  1,687,344       0.1%
     EFG International AG                     29,264    267,798       0.0%
     Emmi AG                                     875    546,269       0.0%
     EMS-Chemie Holding AG                       886    580,836       0.0%
     Energiedienst Holding AG                  1,334     34,567       0.0%
 *   Evolva Holding SA                        73,727     25,867       0.0%
     Feintool International Holding AG           374     44,429       0.0%
     Flughafen Zurich AG                       9,780  2,126,912       0.1%
     Forbo Holding AG                            529    799,825       0.0%
     GAM Holding AG                           64,965  1,012,625       0.0%
     Geberit AG                                3,490  1,580,109       0.1%
     Georg Fischer AG                          2,171  2,674,824       0.1%
     Givaudan SA                                 993  2,217,655       0.1%
     Gurit Holding AG                            219    251,843       0.0%
     Helvetia Holding AG                       2,360  1,268,697       0.1%
     HOCHDORF Holding AG                         415    115,308       0.0%
     Huber & Suhner AG                         4,916    266,196       0.0%
 *   Idorsia, Ltd.                            10,350    203,977       0.0%
     Implenia AG                               5,820    367,620       0.0%
     Inficon Holding AG                          668    414,900       0.0%
     Interroll Holding AG                        256    365,955       0.0%
     Intershop Holding AG                        240    117,869       0.0%
     Julius Baer Group, Ltd.                  42,750  2,528,558       0.1%
     Jungfraubahn Holding AG                     100     12,736       0.0%
     Kardex AG                                 2,423    288,505       0.0%
     Komax Holding AG                          1,805    516,686       0.0%
     Kudelski SA                              18,111    222,379       0.0%
     Kuehne + Nagel International AG           2,593    453,038       0.0%
     LafargeHolcim, Ltd.                      28,673  1,619,018       0.1%
     LafargeHolcim, Ltd.                      23,757  1,338,865       0.1%
     LEM Holding SA                               68     88,985       0.0%
     Liechtensteinische Landesbank AG          2,373    118,324       0.0%
     Logitech International SA(B18ZRK2)       16,891    604,011       0.0%
     Logitech International SA(H50430232)     18,686    669,519       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                          SHARES    VALUE++   OF NET ASSETS**
                                          ------- ----------- ---------------
  SWITZERLAND -- (Continued)
      Lonza Group AG                       19,759 $ 5,249,198       0.2%
      Luzerner Kantonalbank AG              1,196     538,672       0.0%
      Metall Zug AG Class B                    70     268,905       0.0%
  *   Meyer Burger Technology AG           60,123     112,101       0.0%
      Mobilezone Holding AG                 6,102      76,150       0.0%
      Mobimo Holding AG                     2,329     588,512       0.0%
      Nestle SA                           261,736  22,022,075       0.7%
      Novartis AG                           9,303     767,304       0.0%
      Novartis AG Sponsored ADR           117,451   9,699,104       0.3%
      OC Oerlikon Corp. AG                 70,119   1,124,921       0.0%
  *   Orascom Development Holding AG          761       9,140       0.0%
      Orell Fuessli Holding AG                152      18,772       0.0%
      Orior AG                              1,969     153,993       0.0%
      Panalpina Welttransport Holding AG    3,264     448,550       0.0%
      Partners Group Holding AG             2,215   1,489,782       0.1%
      Phoenix Mecano AG                       139      80,867       0.0%
      Plazza AG Class A                       244      56,671       0.0%
      PSP Swiss Property AG                 8,996     791,812       0.0%
      Rieter Holding AG                     1,488     347,965       0.0%
      Roche Holding AG(7108918)               781     181,490       0.0%
      Roche Holding AG(7110388)            19,398   4,483,479       0.1%
      Romande Energie Holding SA               59      66,891       0.0%
  *   Schaffner Holding AG                    215      68,276       0.0%
      Schindler Holding AG                  1,376     303,894       0.0%
  *   Schmolz + Bickenbach AG             186,057     171,606       0.0%
      Schweiter Technologies AG               401     491,942       0.0%
      SFS Group AG                          3,238     383,814       0.0%
      SGS SA                                  275     679,124       0.0%
      Siegfried Holding AG                  1,609     503,258       0.0%
      Sika AG                                 560   4,144,823       0.1%
      Sonova Holding AG                     9,168   1,655,117       0.1%
      St Galler Kantonalbank AG               910     410,873       0.0%
      Straumann Holding AG                  1,547   1,080,115       0.0%
      Sulzer AG                             6,667     854,092       0.0%
      Sunrise Communications Group AG      19,133   1,591,670       0.1%
      Swatch Group AG (The)(7184725)        4,369   1,712,402       0.1%
      Swatch Group AG (The)(7184736)        7,497     565,098       0.0%
      Swiss Life Holding AG                 8,252   2,868,142       0.1%
      Swiss Re AG                          27,430   2,581,445       0.1%
      Swisscom AG                           4,695   2,372,029       0.1%
      Swissquote Group Holding SA           3,140     109,076       0.0%
      Tamedia AG                              430      59,651       0.0%
      Tecan Group AG                        2,183     461,722       0.0%
      Temenos Group AG                     14,082   1,626,069       0.1%
      u-blox Holding AG                     3,048     598,454       0.0%
      UBS Group AG(BRJL176)                 2,937      49,968       0.0%
  *   UBS Group AG(H42097107)             187,433   3,188,235       0.1%
      Valiant Holding AG                    6,361     654,804       0.0%
      Valora Holding AG                     1,523     488,082       0.0%
      Vaudoise Assurances Holding SA          419     222,032       0.0%
      Vetropack Holding AG                     74     140,780       0.0%
      Vifor Pharma AG                      16,360   2,104,237       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                        SHARES    VALUE++    OF NET ASSETS**
                                                        ------- ------------ ---------------
SWITZERLAND -- (Continued)
*   Von Roll Holding AG                                  14,867 $     22,232       0.0%
    Vontobel Holding AG                                  11,479      714,327       0.0%
    VP Bank AG                                              253       34,756       0.0%
    VZ Holding AG                                           676      233,560       0.0%
    Walter Meier AG                                         996       41,020       0.0%
    Ypsomed Holding AG                                      640      111,425       0.0%
    Zehnder Group AG                                      3,333      122,284       0.0%
    Zug Estates Holding AG Class B                           39       68,646       0.0%
    Zuger Kantonalbank AG                                    31      164,692       0.0%
    Zurich Insurance Group AG                            11,037    3,368,107       0.1%
                                                                ------------       ---
TOTAL SWITZERLAND                                                147,738,877       4.4%
                                                                ------------       ---
TAIWAN -- (3.6%)
    A-DATA Technology Co., Ltd.                          62,503      182,103       0.0%
    AcBel Polytech, Inc.                                108,540       82,631       0.0%
    Accton Technology Corp.                             173,929      560,824       0.0%
    Acer, Inc.                                          805,521      416,838       0.0%
    ACES Electronic Co., Ltd.                            43,000       38,855       0.0%
    Acter Co., Ltd.                                      10,000       59,375       0.0%
*   Action Electronics Co., Ltd.                         76,000       17,402       0.0%
    Actron Technology Corp.                              29,000      106,793       0.0%
    Adlink Technology, Inc.                              20,933       47,783       0.0%
    Advanced Ceramic X Corp.                              8,000       87,840       0.0%
    Advanced Connectek, Inc.                             73,000       22,276       0.0%
    Advanced International Multitech Co., Ltd.           29,000       35,962       0.0%
*   Advanced Lithium Electrochemistry Cayman Co., Ltd.   30,000       27,084       0.0%
    Advanced Semiconductor Engineering, Inc.            559,592      676,532       0.1%
    Advanced Semiconductor Engineering, Inc. ADR         38,504      237,185       0.0%
#   Advanced Wireless Semiconductor Co.                  71,000      142,283       0.0%
    Advancetek Enterprise Co., Ltd.                      43,532       26,265       0.0%
    Advantech Co., Ltd.                                  34,586      236,352       0.0%
    Aerospace Industrial Development Corp.               18,000       20,417       0.0%
*   AGV Products Corp.                                  165,413       41,308       0.0%
    Airtac International Group                           29,773      482,617       0.0%
#   All Ring Tech Co., Ltd.                              49,000      122,074       0.0%
    Allis Electric Co., Ltd.                              8,000        2,919       0.0%
    Alltek Technology Corp.                              28,014       19,611       0.0%
    Alltop Technology Co., Ltd.                          22,000       62,317       0.0%
    Alpha Networks, Inc.                                115,200       89,544       0.0%
    Altek Corp.                                         117,648      113,848       0.0%
    Amazing Microelectronic Corp.                        15,900       47,002       0.0%
    Ambassador Hotel (The)                               55,000       41,934       0.0%
    AMPOC Far-East Co., Ltd.                             24,000       21,013       0.0%
    Anpec Electronics Corp.                              36,402       61,794       0.0%
    Apacer Technology, Inc.                              40,501       52,996       0.0%
    APCB, Inc.                                           39,000       38,565       0.0%
    Apex Biotechnology Corp.                             31,226       34,177       0.0%
    Apex International Co., Ltd.                         37,252       26,378       0.0%
    Apex Medical Corp.                                   20,000       20,404       0.0%
    Apex Science & Engineering                           75,920       21,323       0.0%
    Arcadyan Technology Corp.                            46,674       73,496       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
TAIWAN -- (Continued)
    Ardentec Corp.                              202,120 $  191,577       0.0%
    Asia Cement Corp.                           399,029    356,039       0.0%
*   Asia Pacific Telecom Co., Ltd.              457,000    151,283       0.0%
    Asia Plastic Recycling Holding, Ltd.         52,031     22,180       0.0%
    Asia Tech Image, Inc.                        13,000     20,940       0.0%
    Asia Vital Components Co., Ltd.             128,053    121,529       0.0%
    ASMedia Technology, Inc.                      7,364     82,586       0.0%
    ASPEED Technology, Inc.                       4,000     92,621       0.0%
    Asustek Computer, Inc.                      100,502    870,356       0.1%
    Aten International Co., Ltd.                 35,000     89,644       0.0%
#   AU Optronics Corp.                        3,746,980  1,535,391       0.1%
#   AU Optronics Corp. Sponsored ADR             19,522     80,235       0.0%
    Audix Corp.                                  47,200     69,903       0.0%
    AURAS Technology Co., Ltd.                   30,000     79,433       0.0%
    Aurora Corp.                                 23,100     69,565       0.0%
    Avalue Technology, Inc.                      16,000     26,692       0.0%
    AVY Precision Technology, Inc.               19,011     31,289       0.0%
    Axiomtek Co., Ltd.                           18,000     30,815       0.0%
    Bank of Kaohsiung Co., Ltd.                 159,959     49,010       0.0%
*   BenQ Materials Corp.                         69,000     45,094       0.0%
    BES Engineering Corp.                       619,000    141,935       0.0%
    Bin Chuan Enterprise Co., Ltd.               26,000     33,229       0.0%
    Bionime Corp.                                 7,000     12,507       0.0%
#   Bioteque Corp.                               24,000     71,252       0.0%
    Bizlink Holding, Inc.                        34,326    344,262       0.0%
    Boardtek Electronics Corp.                   47,000     40,534       0.0%
    Bothhand Enterprise, Inc.                    26,000     58,983       0.0%
    Bright Led Electronics Corp.                 47,000     26,825       0.0%
    Browave Corp.                                 9,000     11,826       0.0%
    C Sun Manufacturing, Ltd.                    26,000     24,734       0.0%
    Capital Futures Corp.                        19,000     29,298       0.0%
    Capital Securities Corp.                    674,000    233,649       0.0%
    Career Technology MFG. Co., Ltd.            147,000    171,489       0.0%
    Casetek Holdings, Ltd.                       52,000    194,995       0.0%
    Catcher Technology Co., Ltd.                137,360  1,461,912       0.1%
    Cathay Financial Holding Co., Ltd.          689,692  1,139,659       0.1%
    Cathay Real Estate Development Co., Ltd.    216,300    120,886       0.0%
    Cayman Engley Industrial Co., Ltd.            5,000     28,290       0.0%
*   Center Laboratories, Inc.                    27,500     43,895       0.0%
    Central Reinsurance Co., Ltd.                28,560     14,872       0.0%
    Chailease Holding Co., Ltd.                 310,000    799,659       0.1%
*   Champion Building Materials Co., Ltd.        74,526     19,005       0.0%
#   Chang Hwa Commercial Bank, Ltd.             688,508    373,296       0.0%
    Chang Wah Electromaterials, Inc.             15,913     74,445       0.0%
    Channel Well Technology Co., Ltd.            85,000     96,448       0.0%
    Charoen Pokphand Enterprise                  73,920    156,185       0.0%
    Chaun-Choung Technology Corp.                25,000     83,368       0.0%
    CHC Healthcare Group                         19,000     23,510       0.0%
    CHC Resources Corp.                          22,000     39,828       0.0%
    Chen Full International Co., Ltd.            48,000     77,017       0.0%
    Chenbro Micom Co., Ltd.                      33,000     54,585       0.0%
#   Cheng Loong Corp.                           309,360    181,132       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                          SHARES   VALUE++  OF NET ASSETS**
                                                         --------- -------- ---------------
TAIWAN -- (Continued)
#   Cheng Shin Rubber Industry Co., Ltd.                   161,341 $318,455       0.0%
    Cheng Uei Precision Industry Co., Ltd.                 183,051  297,867       0.0%
    Chenming Mold Industry Corp.                            38,000   24,370       0.0%
    Chian Hsing Forging Industrial Co., Ltd.                12,000   32,233       0.0%
    Chicony Electronics Co., Ltd.                          113,607  284,542       0.0%
#   Chicony Power Technology Co., Ltd.                      68,465  149,309       0.0%
#   Chilisin Electronics Corp.                              65,957  225,439       0.0%
*   Chimei Materials Technology Corp.                      168,100   76,674       0.0%
    Chin-Poon Industrial Co., Ltd.                         154,126  321,667       0.0%
*   China Airlines, Ltd.                                 1,357,019  553,587       0.0%
#   China Bills Finance Corp.                              388,000  194,903       0.0%
    China Chemical & Pharmaceutical Co., Ltd.               99,000   58,764       0.0%
    China Development Financial Holding Corp.            1,677,412  514,251       0.0%
    China Ecotek Corp.                                      11,000   14,881       0.0%
*   China Electric Manufacturing Corp.                      73,000   22,908       0.0%
    China General Plastics Corp.                           135,942  127,439       0.0%
    China Glaze Co., Ltd.                                   26,047   11,060       0.0%
    China Life Insurance Co., Ltd.                         434,351  409,011       0.0%
    China Metal Products                                   104,290   95,927       0.0%
    China Steel Chemical Corp.                              27,000  107,891       0.0%
#   China Steel Corp.                                      966,881  787,335       0.1%
    China Steel Structure Co., Ltd.                         24,000   15,560       0.0%
    China Synthetic Rubber Corp.                           217,921  303,670       0.0%
    China Wire & Cable Co., Ltd.                            34,160   30,587       0.0%
    Chinese Maritime Transport, Ltd.                        31,570   29,619       0.0%
    Chipbond Technology Corp.                              253,000  493,768       0.0%
    ChipMOS TECHNOLOGIES, Inc.                              46,000   45,880       0.0%
    ChipMOS TECHNOLOGIES, Inc. ADR                           1,767   35,340       0.0%
    Chlitina Holding, Ltd.                                  19,000   68,696       0.0%
    Chong Hong Construction Co., Ltd.                       67,941  166,126       0.0%
    Chroma ATE, Inc.                                        65,560  319,733       0.0%
    Chun Yuan Steel                                        160,570   60,185       0.0%
*   Chung Hung Steel Corp.                                 414,212  158,770       0.0%
    Chung Hwa Pulp Corp.                                   191,629   68,031       0.0%
    Chung-Hsin Electric & Machinery Manufacturing Corp.    194,000  135,448       0.0%
*   Chunghwa Picture Tubes, Ltd.                           951,656   87,422       0.0%
    Chunghwa Telecom Co., Ltd.                              74,727  255,207       0.0%
    Chunghwa Telecom Co., Ltd. Sponsored ADR                 3,011  102,434       0.0%
    Chyang Sheng Dyeing & Finishing Co., Ltd.               51,000   45,380       0.0%
    Cleanaway Co., Ltd.                                     26,000  149,653       0.0%
#   Clevo Co.                                              182,401  187,708       0.0%
*   CMC Magnetics Corp.                                    893,101  132,500       0.0%
#*  Co-Tech Development Corp.                               67,253   99,970       0.0%
#*  CoAsia Microelectronics Corp.                           65,094   33,613       0.0%
    Coland Holdings, Ltd.                                   11,000   12,642       0.0%
    Compal Electronics, Inc.                             1,226,747  903,217       0.1%
    Compeq Manufacturing Co., Ltd.                         418,000  491,828       0.0%
    Compucase Enterprise                                    31,000   41,383       0.0%
    Continental Holdings Corp.                             130,200   62,376       0.0%
    Contrel Technology Co., Ltd.                            40,000   20,845       0.0%
    Coremax Corp.                                            6,000   25,395       0.0%
    Coretronic Corp.                                       199,000  238,323       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                 --------- ---------- ---------------
TAIWAN -- (Continued)
    Coxon Precise Industrial Co., Ltd.              40,000 $   35,758       0.0%
*   CSBC Corp. Taiwan                              164,740     70,465       0.0%
    CTBC Financial Holding Co., Ltd.             1,901,655  1,217,557       0.1%
    CTCI Corp.                                     134,444    208,436       0.0%
    Cub Elecparts, Inc.                             11,882    117,317       0.0%
    CviLux Corp.                                    26,600     28,984       0.0%
    CX Technology Co., Ltd.                         16,689     16,233       0.0%
    CyberPower Systems, Inc.                        20,000     76,282       0.0%
    CyberTAN Technology, Inc.                      152,424     93,326       0.0%
    D-Link Corp.                                   313,976    117,822       0.0%
    DA CIN Construction Co., Ltd.                   60,000     35,714       0.0%
    Da-Li Development Co., Ltd.                     34,603     38,442       0.0%
    Dadi Early-Childhood Education Group, Ltd.       7,139     42,010       0.0%
*   Danen Technology Corp.                         236,000     59,918       0.0%
    Darfon Electronics Corp.                       104,000     91,433       0.0%
    Darwin Precisions Corp.                        146,000    158,113       0.0%
    Daxin Materials Corp.                           11,000     17,952       0.0%
    De Licacy Industrial Co.                        78,742     66,855       0.0%
#   Delpha Construction Co., Ltd.                   53,321     24,141       0.0%
    Delta Electronics, Inc.                         61,699    296,874       0.0%
    Depo Auto Parts Ind Co., Ltd.                   45,000    120,289       0.0%
    DFI, Inc.                                       18,000     38,204       0.0%
    Dimerco Express Corp.                           27,000     20,004       0.0%
    Dynacolor, Inc.                                 17,000     20,632       0.0%
*   Dynamic Electronics Co., Ltd.                   68,183     26,467       0.0%
    Dynapack International Technology Corp.         57,000     96,793       0.0%
    E Ink Holdings, Inc.                           375,000    523,798       0.0%
    E-Lead Electronic Co., Ltd.                     42,000     42,209       0.0%
    E-LIFE MALL Corp.                               18,000     37,602       0.0%
*   E-Ton Solar Tech Co., Ltd.                     148,022     48,490       0.0%
    E.Sun Financial Holding Co., Ltd.            1,542,693    939,018       0.1%
*   Eastern Media International Corp.              212,330     61,385       0.0%
    Eclat Textile Co., Ltd.                         36,143    432,098       0.0%
    ECOVE Environment Corp.                         11,000     60,912       0.0%
    Edimax Technology Co., Ltd.                     52,313     17,966       0.0%
*   Edison Opto Corp.                               40,000     20,705       0.0%
    Edom Technology Co., Ltd.                       54,162     28,212       0.0%
    eGalax_eMPIA Technology, Inc.                   23,861     39,760       0.0%
    Elan Microelectronics Corp.                    118,000    181,220       0.0%
    Elite Advanced Laser Corp.                      50,112    203,796       0.0%
    Elite Material Co., Ltd.                        84,162    335,171       0.0%
    Elite Semiconductor Memory Technology, Inc.    114,000    188,132       0.0%
*   Elitegroup Computer Systems Co., Ltd.          157,087    123,009       0.0%
    eMemory Technology, Inc.                        15,000    183,873       0.0%
    ENG Electric Co., Ltd.                          57,324     23,200       0.0%
    Ennoconn Corp.                                   9,000    128,195       0.0%
    EnTie Commercial Bank Co., Ltd.                165,000     69,237       0.0%
#*  Epistar Corp.                                  439,743    712,642       0.1%
    Eson Precision Ind. Co., Ltd.                   15,000     26,602       0.0%
    Eternal Materials Co., Ltd.                    212,742    214,830       0.0%
*   Etron Technology, Inc.                         155,000     86,208       0.0%
    Eurocharm Holdings Co., Ltd.                    11,000     34,117       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                        SHARES    VALUE++   OF NET ASSETS**
                                                       --------- ---------- ---------------
TAIWAN -- (Continued)
    Eva Airways Corp.                                  1,060,692 $  522,824       0.0%
    Everest Textile Co., Ltd.                             71,760     35,100       0.0%
    Evergreen International Storage & Transport Corp.    209,000     97,040       0.0%
*   Evergreen Marine Corp. Taiwan, Ltd.                  445,812    267,044       0.0%
    Everlight Chemical Industrial Corp.                  115,155     72,183       0.0%
    Everlight Electronics Co., Ltd.                      154,225    235,611       0.0%
    Excelsior Medical Co., Ltd.                           46,172     68,823       0.0%
    EZconn Corp.                                          12,000     16,771       0.0%
    Far Eastern Department Stores, Ltd.                  415,249    204,530       0.0%
    Far Eastern International Bank                       942,018    292,442       0.0%
    Far Eastern New Century Corp.                        536,625    460,231       0.0%
    Far EasTone Telecommunications Co., Ltd.             116,000    272,369       0.0%
    Faraday Technology Corp.                              62,637     96,297       0.0%
    Farglory Land Development Co., Ltd.                  164,575    179,886       0.0%
    Federal Corp.                                        173,567     81,434       0.0%
    Feedback Technology Corp.                              9,000     26,946       0.0%
    Feng Hsin Steel Co., Ltd.                            122,000    210,822       0.0%
    Feng TAY Enterprise Co., Ltd.                         44,953    202,822       0.0%
    First Financial Holding Co., Ltd.                  1,284,089    828,436       0.1%
    First Hotel                                           64,589     33,305       0.0%
    First Insurance Co., Ltd. (The)                       35,000     15,552       0.0%
*   First Steamship Co., Ltd.                            227,113     60,169       0.0%
    FLEXium Interconnect, Inc.                           123,515    473,592       0.0%
    Flytech Technology Co., Ltd.                          42,312    119,118       0.0%
    FocalTech Systems Co., Ltd.                           88,000     94,822       0.0%
    Forest Water Environment Engineering Co., Ltd.        11,000     21,610       0.0%
    Formosa Chemicals & Fibre Corp.                      148,821    452,120       0.0%
    Formosa International Hotels Corp.                     9,246     46,451       0.0%
    Formosa Laboratories, Inc.                            18,000     49,121       0.0%
    Formosa Petrochemical Corp.                           44,000    154,025       0.0%
    Formosa Plastics Corp.                               114,000    347,525       0.0%
    Formosan Union Chemical                              117,426     71,852       0.0%
    Fortune Electric Co., Ltd.                            22,000     14,047       0.0%
    Founding Construction & Development Co., Ltd.         45,208     23,307       0.0%
    Foxsemicon Integrated Technology, Inc.                18,900    134,526       0.0%
    Froch Enterprise Co., Ltd.                            89,000     47,689       0.0%
    Fubon Financial Holding Co., Ltd.                    649,019  1,034,348       0.1%
    Fulgent Sun International Holding Co., Ltd.           17,382     43,987       0.0%
    Fulltech Fiber Glass Corp.                           120,965     63,802       0.0%
    Fwusow Industry Co., Ltd.                             70,321     40,911       0.0%
    Gallant Precision Machining Co., Ltd.                 44,000     34,799       0.0%
    Gemtek Technology Corp.                              125,348    101,391       0.0%
    General Interface Solution Holding, Ltd.              45,000    413,148       0.0%
    General Plastic Industrial Co., Ltd.                  14,000     19,631       0.0%
    Generalplus Technology, Inc.                          39,000     70,563       0.0%
*   Genesis Photonics, Inc.                               79,059      6,832       0.0%
    Genesys Logic, Inc.                                   43,000     59,546       0.0%
#*  Genius Electronic Optical Co., Ltd.                   46,000    518,441       0.0%
*   GeoVision, Inc.                                       16,487     23,514       0.0%
    Getac Technology Corp.                               159,000    222,067       0.0%
    Giant Manufacturing Co., Ltd.                         65,760    338,086       0.0%
    Giantplus Technology Co., Ltd.                       138,000    107,171       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                SHARES    VALUE++   OF NET ASSETS**
                                               --------- ---------- ---------------
TAIWAN -- (Continued)
    Gigabyte Technology Co., Ltd.                229,000 $  355,031       0.0%
#   Gigasolar Materials Corp.                     10,600     95,926       0.0%
*   Gigastorage Corp.                            155,450     99,324       0.0%
    Ginko International Co., Ltd.                 18,000    126,283       0.0%
*   Gintech Energy Corp.                         203,237    127,527       0.0%
    Global Brands Manufacture, Ltd.              122,000     56,274       0.0%
    Global Lighting Technologies, Inc.            29,000     41,956       0.0%
    Global Mixed Mode Technology, Inc.            17,000     39,121       0.0%
    Global Unichip Corp.                          32,000    319,045       0.0%
    Globalwafers Co., Ltd.                        29,000    336,416       0.0%
    Globe Union Industrial Corp.                 129,075     86,322       0.0%
    Gloria Material Technology Corp.             194,636    128,461       0.0%
    Glory Science Co., Ltd.                       28,000     58,230       0.0%
*   Gold Circuit Electronics, Ltd.               171,000     58,455       0.0%
*   Goldsun Building Materials Co., Ltd.         523,624    156,687       0.0%
    Gourmet Master Co., Ltd.                      12,705    145,840       0.0%
    Grand Ocean Retail Group, Ltd.                40,000     29,733       0.0%
    Grand Pacific Petrochemical                  366,000    277,468       0.0%
    Grand Plastic Technology Corp.                 8,000     51,110       0.0%
    Grape King Bio, Ltd.                          25,000    143,985       0.0%
    Great China Metal Industry                    26,000     21,988       0.0%
    Great Taipei Gas Co., Ltd.                    41,000     35,147       0.0%
    Great Wall Enterprise Co., Ltd.              297,427    338,277       0.0%
    Greatek Electronics, Inc.                    134,000    247,715       0.0%
#*  Green Energy Technology, Inc.                111,581     71,692       0.0%
    Green Seal Holding, Ltd.                      29,700     70,517       0.0%
    GTM Holdings Corp.                            27,000     15,365       0.0%
    Hannstar Board Corp.                         166,096    100,600       0.0%
    HannStar Display Corp.                     1,295,135    503,013       0.0%
*   HannsTouch Solution, Inc.                    181,465     63,534       0.0%
    Hanpin Electron Co., Ltd.                     35,000     36,231       0.0%
*   Harvatek Corp.                                58,239     32,553       0.0%
    Hey Song Corp.                                97,500    100,544       0.0%
#   Highwealth Construction Corp.                276,478    369,880       0.0%
    Hiroca Holdings, Ltd.                         12,795     49,034       0.0%
#   Hitron Technology, Inc.                       97,000     70,515       0.0%
    Hiwin Technologies Corp.                      37,818    379,574       0.0%
*   Ho Tung Chemical Corp.                       362,118    109,430       0.0%
*   Hocheng Corp.                                 66,000     20,460       0.0%
    Holiday Entertainment Co., Ltd.               12,000     20,054       0.0%
    Holtek Semiconductor, Inc.                    75,000    173,697       0.0%
    Holy Stone Enterprise Co., Ltd.               48,915     72,903       0.0%
    Hon Hai Precision Industry Co., Ltd.       1,170,472  4,350,578       0.2%
    Hon Hai Precision Industry Co., Ltd. GDR      48,989    366,481       0.0%
    Hong Pu Real Estate Development Co., Ltd.    116,695     78,394       0.0%
    Hong YI Fiber Industry Co.                    43,000     31,884       0.0%
*   Horizon Securities Co., Ltd.                 142,000     36,845       0.0%
    Hota Industrial Manufacturing Co., Ltd.       49,047    229,213       0.0%
    Hotai Motor Co., Ltd.                         28,000    325,085       0.0%
    Hsin Kuang Steel Co., Ltd.                    87,000     86,755       0.0%
    Hsin Yung Chien Co., Ltd.                     15,800     44,271       0.0%
*   HTC Corp.                                    180,522    405,130       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
TAIWAN -- (Continued)
    Hu Lane Associate, Inc.                      27,431 $  156,567       0.0%
    Hua Nan Financial Holdings Co., Ltd.      1,030,524    563,970       0.0%
    Huaku Development Co., Ltd.                 118,540    266,079       0.0%
    Huang Hsiang Construction Corp.              49,000     50,729       0.0%
    Hung Sheng Construction, Ltd.               198,500    156,887       0.0%
    Hwa Fong Rubber Industrial Co.,Ltd.          97,304     36,945       0.0%
*   I-Chiun Precision Industry Co., Ltd.         61,000     22,862       0.0%
    I-Sheng Electric Wire & Cable Co., Ltd.      40,000     57,574       0.0%
#   Ibase Technology, Inc.                       58,353    102,832       0.0%
*   Ichia Technologies, Inc.                    139,000     75,662       0.0%
    Ideal Bike Corp.                             53,000     19,774       0.0%
    IEI Integration Corp.                        60,000     83,529       0.0%
    Innodisk Corp.                               20,970     77,592       0.0%
#   Innolux Corp.                             2,690,685  1,179,343       0.1%
    Inpaq Technology Co., Ltd.                   27,000     25,310       0.0%
    Intai Technology Corp.                       12,000     41,200       0.0%
    Integrated Service Technology, Inc.          34,596    130,830       0.0%
    IntelliEPI, Inc.                              5,000     14,000       0.0%
    International Games System Co., Ltd.         15,000     79,148       0.0%
    Inventec Corp.                              706,945    549,373       0.0%
    Iron Force Industrial Co., Ltd.               6,000     25,877       0.0%
    ITEQ Corp.                                   79,835    167,182       0.0%
    Jarllytec Co., Ltd.                          15,000     27,047       0.0%
    Jentech Precision Industrial Co., Ltd.       23,000     58,999       0.0%
    Jess-Link Products Co., Ltd.                 45,000     50,607       0.0%
    Jih Sun Financial Holdings Co., Ltd.        593,317    157,542       0.0%
    Johnson Health Tech Co., Ltd.                17,959     19,657       0.0%
    K Laser Technology, Inc.                     77,000     41,248       0.0%
    Kaori Heat Treatment Co., Ltd.               47,147     62,722       0.0%
    Kaulin Manufacturing Co., Ltd.               16,000     10,476       0.0%
    KEE TAI Properties Co., Ltd.                186,790     65,065       0.0%
    Kenda Rubber Industrial Co., Ltd.           162,825    216,042       0.0%
    Kenmec Mechanical Engineering Co., Ltd.      68,000     23,353       0.0%
    Kerry TJ Logistics Co., Ltd.                 61,000     73,962       0.0%
    Kindom Construction Corp.                   215,000    137,367       0.0%
    King Chou Marine Technology Co., Ltd.        11,220     12,412       0.0%
    King Slide Works Co., Ltd.                    9,000    120,372       0.0%
    King Yuan Electronics Co., Ltd.             479,545    508,572       0.0%
    King's Town Bank Co., Ltd.                  332,000    362,847       0.0%
    Kingcan Holdings, Ltd.                       17,712     14,864       0.0%
    Kingpak Technology, Inc.                     10,000     89,582       0.0%
    Kinik Co.                                    52,000    135,781       0.0%
    Kinko Optical Co., Ltd.                      62,000     95,968       0.0%
    Kinpo Electronics                           563,000    194,193       0.0%
    Kinsus Interconnect Technology Corp.        106,000    267,436       0.0%
    KMC Kuei Meng International, Inc.            15,316     67,045       0.0%
    KS Terminals, Inc.                           47,162    125,505       0.0%
    Kung Long Batteries Industrial Co., Ltd.     31,000    150,145       0.0%
    Kung Sing Engineering Corp.                 121,000     46,153       0.0%
*   Kuo Toong International Co., Ltd.            90,103     54,276       0.0%
    Kuoyang Construction Co., Ltd.              147,387     59,642       0.0%
    Kwong Fong Industries Corp.                  48,915     34,708       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
TAIWAN -- (Continued)
    Kwong Lung Enterprise Co., Ltd.              19,000 $   27,008       0.0%
    L&K Engineering Co., Ltd.                    74,000     92,687       0.0%
*   LAN FA Textile                               88,922     25,131       0.0%
    Land Mark Optoelectronics Corp.              12,000    153,177       0.0%
    Lanner Electronics, Inc.                     44,294     62,865       0.0%
    Largan Precision Co., Ltd.                    5,000    947,798       0.1%
    Laser Tek Taiwan Co., Ltd.                   20,000     20,795       0.0%
    LCY Chemical Corp.                          117,286    160,311       0.0%
    Leader Electronics, Inc.                     40,000     13,068       0.0%
#*  Lealea Enterprise Co., Ltd.                 308,933    115,763       0.0%
    Ledlink Optics, Inc.                         18,900     29,402       0.0%
    LEE CHI Enterprises Co., Ltd.                96,000     39,008       0.0%
    Lelon Electronics Corp.                      29,750     50,927       0.0%
    Lemtech Holdings Co., Ltd.                    6,000     47,735       0.0%
*   Leofoo Development Co., Ltd.                 72,917     19,370       0.0%
*   LES Enphants Co., Ltd.                       81,000     30,765       0.0%
*   Lextar Electronics Corp.                    245,500    148,659       0.0%
    Li Cheng Enterprise Co., Ltd.                17,360     31,805       0.0%
*   Li Peng Enterprise Co., Ltd.                295,366     84,556       0.0%
    Lian HWA Food Corp.                          30,039     33,464       0.0%
    Lien Hwa Industrial Corp.                   270,505    287,043       0.0%
    Lingsen Precision Industries, Ltd.          142,000     75,901       0.0%
    Lite-On Semiconductor Corp.                  96,448    121,415       0.0%
    Lite-On Technology Corp.                    814,164  1,149,747       0.1%
    Long Bon International Co., Ltd.            155,000     72,199       0.0%
    Long Chen Paper Co., Ltd.                   238,570    351,468       0.0%
    Longwell Co.                                 41,000     99,681       0.0%
    Lotes Co., Ltd.                              22,000    135,803       0.0%
    Lu Hai Holding Corp.                          6,599     10,815       0.0%
    Lumax International Corp., Ltd.              24,034     45,914       0.0%
*   LuxNet Corp.                                 24,000     22,117       0.0%
    Macauto Industrial Co., Ltd.                  8,000     41,261       0.0%
    Machvision, Inc.                              5,000     27,041       0.0%
    Macroblock, Inc.                              4,200      9,476       0.0%
*   Macronix International                      559,777  1,023,629       0.1%
    Mag Layers Scientific-Technics Co., Ltd.     26,400     53,433       0.0%
    Makalot Industrial Co., Ltd.                 71,630    331,563       0.0%
    Marketech International Corp.                45,000     58,560       0.0%
    Masterlink Securities Corp.                 423,802    118,640       0.0%
#   Materials Analysis Technology, Inc.          17,934     51,900       0.0%
    Mayer Steel Pipe Corp.                       29,700     13,643       0.0%
    MediaTek, Inc.                               79,048    899,528       0.1%
    Mega Financial Holding Co., Ltd.          1,327,365  1,043,438       0.1%
    Meiloon Industrial Co.                       29,050     31,837       0.0%
    Mercuries & Associates Holding, Ltd.        186,799    151,202       0.0%
*   Mercuries Life Insurance Co., Ltd.          310,349    163,720       0.0%
#   Merida Industry Co., Ltd.                    20,790     96,907       0.0%
    Merry Electronics Co., Ltd.                  63,734    487,540       0.0%
    Micro-Star International Co., Ltd.          263,394    643,693       0.1%
*   Microbio Co., Ltd.                           89,881     62,304       0.0%
    Microelectronics Technology, Inc.            45,728     52,528       0.0%
    Microlife Corp.                              17,000     41,586       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES   VALUE++   OF NET ASSETS**
                                               ------- ---------- ---------------
TAIWAN -- (Continued)
    MIN AIK Technology Co., Ltd.                80,000 $   74,537       0.0%
    Mirle Automation Corp.                      49,806     75,987       0.0%
    Mobiletron Electronics Co., Ltd.            32,600     43,217       0.0%
*   Motech Industries, Inc.                    155,752    121,705       0.0%
    MPI Corp.                                   21,000     50,793       0.0%
    Nak Sealing Technologies Corp.              18,000     49,789       0.0%
    Namchow Holdings Co., Ltd.                  74,000    149,440       0.0%
#   Nan Kang Rubber Tire Co., Ltd.             118,183    107,008       0.0%
    Nan Liu Enterprise Co., Ltd.                 7,000     36,797       0.0%
    Nan Ren Lake Leisure Amusement Co., Ltd.    50,000     12,419       0.0%
    Nan Ya Plastics Corp.                      148,187    365,698       0.0%
    Nang Kuang Pharmaceutical co., Ltd.         16,000     18,940       0.0%
    Nantex Industry Co., Ltd.                   99,421     72,219       0.0%
    Nanya Technology Corp.                      86,110    234,092       0.0%
    National Petroleum Co., Ltd.                67,000     86,569       0.0%
#*  Neo Solar Power Corp.                      346,548    175,964       0.0%
    Nexcom International Co., Ltd.              20,000     20,923       0.0%
    Nichidenbo Corp.                            24,696     23,385       0.0%
    Nien Hsing Textile Co., Ltd.                47,654     47,347       0.0%
    Nien Made Enterprise Co., Ltd.              21,000    218,549       0.0%
    Novatek Microelectronics Corp.             113,000    418,555       0.0%
    Nuvoton Technology Corp.                    34,000     85,848       0.0%
*   Ocean Plastics Co., Ltd.                    29,000     27,651       0.0%
    On-Bright Electronics, Inc.                  8,160     58,448       0.0%
    OptoTech Corp.                             181,183    125,133       0.0%
    Orient Europharma Co., Ltd.                  9,000     20,829       0.0%
*   Orient Semiconductor Electronics, Ltd.     226,000     68,987       0.0%
    Oriental Union Chemical Corp.              212,992    183,378       0.0%
    P-Duke Technology Co., Ltd.                 18,700     41,306       0.0%
    Pacific Hospital Supply Co., Ltd.           24,000     60,262       0.0%
    Paiho Shih Holdings Corp.                   39,204     86,627       0.0%
    Pan Jit International, Inc.                158,940    159,342       0.0%
    Parade Technologies, Ltd.                   23,000    375,051       0.0%
    Paragon Technologies Co., Ltd.              20,423     23,708       0.0%
    PChome Online, Inc.                         15,447     89,421       0.0%
    PCL Technologies, Inc.                       9,180     33,990       0.0%
    Pegatron Corp.                             442,261  1,146,008       0.1%
    Pharmally International Holding Co., Ltd.    4,000     61,901       0.0%
*   Phihong Technology Co., Ltd.               148,272     63,478       0.0%
    Phison Electronics Corp.                    25,000    297,630       0.0%
    Phoenix Tours International, Inc.            7,350      8,251       0.0%
    Pixart Imaging, Inc.                         7,000     31,044       0.0%
    Plotech Co., Ltd.                           25,000     14,929       0.0%
    Polytronics Technology Corp.                23,000     42,334       0.0%
    Posiflex Technology, Inc.                    8,698     38,506       0.0%
    Pou Chen Corp.                             431,528    543,842       0.0%
#*  Power Quotient International Co., Ltd.      99,000     46,253       0.0%
    Powertech Technology, Inc.                 208,900    654,195       0.1%
    Poya International Co., Ltd.                 9,436    121,014       0.0%
    President Chain Store Corp.                 29,768    267,675       0.0%
*   President Securities Corp.                 375,361    178,646       0.0%
    Primax Electronics, Ltd.                   156,000    405,077       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE++  OF NET ASSETS**
                                             --------- -------- ---------------
 TAIWAN -- (Continued)
 *   Prime Electronics & Satellitics, Inc.      29,400 $  8,903       0.0%
     Prince Housing & Development Corp.        469,000  172,681       0.0%
     Pro Hawk Corp.                              3,000   14,222       0.0%
     Promate Electronic Co., Ltd.               59,000   54,582       0.0%
 *   Promise Technology, Inc.                   34,874   14,007       0.0%
     Qisda Corp.                               715,875  522,928       0.0%
     QST International Corp.                    21,000   91,350       0.0%
     Qualipoly Chemical Corp.                   41,474   47,935       0.0%
     Quang Viet Enterprise Co., Ltd.             4,000   20,367       0.0%
     Quanta Computer, Inc.                     285,007  671,428       0.1%
     Quintain Steel Co., Ltd.                   62,050   18,727       0.0%
 #   Radiant Opto-Electronics Corp.            185,782  413,236       0.0%
 *   Radium Life Tech Co., Ltd.                285,030  127,619       0.0%
     Realtek Semiconductor Corp.                96,098  361,817       0.0%
     Rechi Precision Co., Ltd.                 137,185  141,108       0.0%
     Rich Development Co., Ltd.                222,814   68,809       0.0%
 *   Right WAY Industrial Co., Ltd.             15,000   10,542       0.0%
 *   Ritek Corp.                               774,055  128,700       0.0%
 *   Rotam Global Agrosciences, Ltd.            21,319   21,778       0.0%
 #*  Ruentex Development Co., Ltd.             225,102  231,184       0.0%
     Ruentex Engineering & Construction Co.     13,000   16,720       0.0%
     Ruentex Industries, Ltd.                   90,501  144,967       0.0%
     Run Long Construction Co., Ltd.            49,204   60,287       0.0%
     Sagittarius Life Science Corp.             12,000   27,566       0.0%
     Sampo Corp.                               174,000   80,200       0.0%
     San Fang Chemical Industry Co., Ltd.       60,648   70,995       0.0%
     San Far Property, Ltd.                     44,745   16,772       0.0%
     San Shing Fastech Corp.                    26,565   53,639       0.0%
     Sanitar Co., Ltd.                          16,000   21,169       0.0%
     Sanyang Motor Co., Ltd.                   227,900  164,789       0.0%
     SCI Pharmtech, Inc.                         9,450   18,336       0.0%
     Scientech Corp.                             8,000   20,428       0.0%
     SDI Corp.                                  50,000  156,980       0.0%
     Senao International Co., Ltd.              39,000   66,969       0.0%
     Senao Networks, Inc.                        9,000   40,027       0.0%
     Sercomm Corp.                              96,000  274,751       0.0%
     Sesoda Corp.                               72,420   70,383       0.0%
     Sheng Yu Steel Co., Ltd.                   61,000   67,822       0.0%
     ShenMao Technology, Inc.                   44,922   40,009       0.0%
     Shih Her Technologies, Inc.                21,000   27,512       0.0%
 *   Shih Wei Navigation Co., Ltd.              87,254   25,372       0.0%
     Shin Kong Financial Holding Co., Ltd.   2,230,176  713,595       0.1%
     Shin Zu Shing Co., Ltd.                    53,549  148,485       0.0%
     Shinih Enterprise Co., Ltd.                24,000   14,756       0.0%
 *   Shining Building Business Co., Ltd.       126,065   43,695       0.0%
     Shinkong Insurance Co., Ltd.               75,000   65,641       0.0%
     Shinkong Synthetic Fibers Corp.           499,799  161,106       0.0%
     Shinkong Textile Co., Ltd.                 59,000   78,294       0.0%
     Shiny Chemical Industrial Co., Ltd.        23,000   60,426       0.0%
 #   ShunSin Technology Holding, Ltd.           17,000   80,293       0.0%
     Shuttle, Inc.                             166,000   66,367       0.0%
     Sigurd Microelectronics Corp.             156,000  135,641       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                      SHARES   VALUE++  OF NET ASSETS**
                                                     --------- -------- ---------------
TAIWAN -- (Continued)
    Silergy Corp.                                        5,000 $107,994       0.0%
    Siliconware Precision Industries Co., Ltd.          98,033  155,477       0.0%
    Simplo Technology Co., Ltd.                         63,600  366,079       0.0%
    Sinbon Electronics Co., Ltd.                        75,616  216,474       0.0%
    Sincere Navigation Corp.                           129,125   93,093       0.0%
    Sinher Technology, Inc.                             24,000   39,654       0.0%
    Sinmag Equipment Corp.                               8,649   43,865       0.0%
    Sino-American Silicon Products, Inc.               224,000  625,483       0.0%
    Sinon Corp.                                        145,000   85,357       0.0%
    SinoPac Financial Holdings Co., Ltd.             2,179,106  668,557       0.1%
    Sinphar Pharmaceutical Co., Ltd.                    34,977   25,401       0.0%
    Sinyi Realty, Inc.                                  35,328   41,057       0.0%
    Sirtec International Co., Ltd.                      76,000  123,233       0.0%
#   Sitronix Technology Corp.                           50,000  141,656       0.0%
    Siward Crystal Technology Co., Ltd.                 48,000   31,451       0.0%
*   Solar Applied Materials Technology Co.              90,800   43,077       0.0%
*   Solartech Energy Corp.                             166,296   86,921       0.0%
    Solteam Electronics Co., Ltd.                       19,190   25,874       0.0%
    Sonix Technology Co., Ltd.                          63,000   77,470       0.0%
    Southeast Cement Co., Ltd.                          33,000   15,984       0.0%
    Sporton International, Inc.                         16,013   81,258       0.0%
    St Shine Optical Co., Ltd.                          13,000  317,957       0.0%
    Standard Chemical & Pharmaceutical Co., Ltd.        20,330   21,707       0.0%
    Standard Foods Corp.                                47,003  116,440       0.0%
    Stark Technology, Inc.                              32,800   37,136       0.0%
    Sunny Friend Environmental Technology Co., Ltd.     15,000   95,049       0.0%
#   Sunonwealth Electric Machine Industry Co., Ltd.     86,000  191,797       0.0%
    Sunrex Technology Corp.                             48,714   28,776       0.0%
    Sunspring Metal Corp.                               47,000   60,866       0.0%
    Supreme Electronics Co., Ltd.                      168,305  181,323       0.0%
    Swancor Holding Co., Ltd.                           31,000   77,744       0.0%
    Sweeten Real Estate Development Co., Ltd.           23,805   10,971       0.0%
    Syncmold Enterprise Corp.                           57,000  132,162       0.0%
    Synnex Technology International Corp.              284,810  361,032       0.0%
    Sysage Technology Co., Ltd.                         14,553   14,094       0.0%
*   Sysgration                                          41,000   12,599       0.0%
    Systex Corp.                                        76,000  149,240       0.0%
    T-Mac Techvest PCB Co., Ltd.                        42,000   17,136       0.0%
    T3EX Global Holdings Corp.                          23,000   18,552       0.0%
    TA Chen Stainless Pipe                             232,817  147,533       0.0%
*   Ta Ya Electric Wire & Cable                        250,000   77,057       0.0%
    Ta Yih Industrial Co., Ltd.                         16,000   43,310       0.0%
    TA-I Technology Co., Ltd.                           54,752   44,717       0.0%
    Tah Hsin Industrial Corp.                            9,900    8,288       0.0%
    Tai Tung Communication Co., Ltd.                    38,000   25,669       0.0%
    Taichung Commercial Bank Co., Ltd.                 855,658  274,083       0.0%
    TaiDoc Technology Corp.                             17,323   50,094       0.0%
    Taiflex Scientific Co., Ltd.                        83,640  134,297       0.0%
    Taimide Tech, Inc.                                  36,050   51,139       0.0%
    Tainan Enterprises Co., Ltd.                        37,000   28,715       0.0%
#   Tainan Spinning Co., Ltd.                          459,171  206,418       0.0%
*   Tainergy Tech Co., Ltd.                             85,000   38,947       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                --------- ---------- ---------------
TAIWAN -- (Continued)
    Taishin Financial Holding Co., Ltd.                         1,112,892 $  487,241       0.0%
*   Taisun Enterprise Co., Ltd.                                    47,741     29,375       0.0%
*   Taita Chemical Co., Ltd.                                      107,424     38,132       0.0%
    Taiwan Acceptance Corp.                                        48,000    171,953       0.0%
    Taiwan Business Bank                                        1,313,791    362,955       0.0%
#   Taiwan Cement Corp.                                           530,137    589,248       0.0%
    Taiwan Chinsan Electronic Industrial Co., Ltd.                 35,000     64,658       0.0%
    Taiwan Cogeneration Corp.                                     132,993    104,076       0.0%
    Taiwan Cooperative Financial Holding Co., Ltd.              1,042,728    563,752       0.0%
    Taiwan FamilyMart Co., Ltd.                                     2,000     12,200       0.0%
    Taiwan Fertilizer Co., Ltd.                                   234,000    305,800       0.0%
    Taiwan Fire & Marine Insurance Co., Ltd.                       50,040     33,514       0.0%
    Taiwan FU Hsing Industrial Co., Ltd.                           64,000     81,382       0.0%
*   Taiwan Glass Industry Corp.                                   349,672    180,486       0.0%
    Taiwan High Speed Rail Corp.                                   65,000     51,958       0.0%
    Taiwan Hon Chuan Enterprise Co., Ltd.                         115,421    208,645       0.0%
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.                 85,000     53,846       0.0%
*   Taiwan Land Development Corp.                                 270,640     90,629       0.0%
    Taiwan Line Tek Electronic                                     11,337     13,027       0.0%
    Taiwan Mobile Co., Ltd.                                        39,800    141,896       0.0%
*   Taiwan Navigation Co., Ltd.                                    34,000     17,587       0.0%
    Taiwan Paiho, Ltd.                                             80,892    334,200       0.0%
    Taiwan PCB Techvest Co., Ltd.                                 140,800    153,887       0.0%
*   Taiwan Prosperity Chemical Corp.                               40,000     24,419       0.0%
*   Taiwan Pulp & Paper Corp.                                     141,280     89,283       0.0%
    Taiwan Sakura Corp.                                            46,512     60,201       0.0%
    Taiwan Sanyo Electric Co., Ltd.                                12,750      9,874       0.0%
    Taiwan Secom Co., Ltd.                                         30,330     89,310       0.0%
    Taiwan Semiconductor Co., Ltd.                                108,000    267,125       0.0%
    Taiwan Semiconductor Manufacturing Co., Ltd.                  454,465  3,674,031       0.1%
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR    116,749  4,941,985       0.2%
    Taiwan Shin Kong Security Co., Ltd.                            63,630     81,750       0.0%
    Taiwan Styrene Monomer                                        203,833    137,968       0.0%
    Taiwan Surface Mounting Technology Corp.                      125,867    119,632       0.0%
    Taiwan TEA Corp.                                              287,704    153,143       0.0%
#   Taiwan Union Technology Corp.                                  86,000    220,818       0.0%
    Taiyen Biotech Co., Ltd.                                       48,000     44,887       0.0%
*   Tatung Co., Ltd.                                              895,452    413,273       0.0%
    TCI Co., Ltd.                                                  10,356     70,456       0.0%
    Te Chang Construction Co., Ltd.                                23,562     15,679       0.0%
    Teco Electric and Machinery Co., Ltd.                         469,000    438,033       0.0%
    Tehmag Foods Corp.                                              5,500     40,759       0.0%
    Test Research, Inc.                                            66,532     92,655       0.0%
    Test Rite International Co., Ltd.                             119,389     90,679       0.0%
*   Tex-Ray Industrial Co., Ltd.                                   59,000     21,615       0.0%
    Thinking Electronic Industrial Co., Ltd.                       30,000     91,289       0.0%
    Thye Ming Industrial Co., Ltd.                                 65,850     84,205       0.0%
    Ton Yi Industrial Corp.                                       291,200    131,826       0.0%
#   Tong Hsing Electronic Industries, Ltd.                         38,000    162,642       0.0%
    Tong Yang Industry Co., Ltd.                                  171,041    357,091       0.0%
    Tong-Tai Machine & Tool Co., Ltd.                              76,160     51,664       0.0%
    TOPBI International Holdings, Ltd.                             20,178     71,998       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                 SHARES    VALUE++   OF NET ASSETS**
                                                --------- ---------- ---------------
TAIWAN -- (Continued)
    Topco Scientific Co., Ltd.                     45,480 $  114,644       0.0%
    Topkey Corp.                                    6,000     19,224       0.0%
    Topoint Technology Co., Ltd.                   74,494     53,126       0.0%
    Toung Loong Textile Manufacturing              34,000     89,210       0.0%
*   TPK Holding Co., Ltd.                         138,000    455,879       0.0%
    Transcend Information, Inc.                    45,483    129,203       0.0%
    Tripod Technology Corp.                       193,970    714,355       0.1%
    TrueLight Corp.                                30,800     34,744       0.0%
    Tsang Yow Industrial Co., Ltd.                 31,000     45,822       0.0%
    Tsann Kuen Enterprise Co., Ltd.                29,913     23,109       0.0%
    TSC Auto ID Technology Co., Ltd.                3,300     24,136       0.0%
*   TSEC Corp.                                     68,000     25,953       0.0%
    TSRC Corp.                                    182,717    209,471       0.0%
    Ttet Union Corp.                               10,000     29,842       0.0%
    TTFB Co., Ltd.                                  3,000     22,249       0.0%
    TTY Biopharm Co., Ltd.                         38,267    118,146       0.0%
    Tung Ho Steel Enterprise Corp.                307,254    247,155       0.0%
    Tung Thih Electronic Co., Ltd.                 20,492    133,082       0.0%
    TURVO International Co., Ltd.                  23,776     95,107       0.0%
    TXC Corp.                                     118,411    158,347       0.0%
    TYC Brother Industrial Co., Ltd.               86,000     98,415       0.0%
*   Tycoons Group Enterprise                      127,354     25,631       0.0%
    Tyntek Corp.                                  103,167     47,603       0.0%
    U-Ming Marine Transport Corp.                 174,000    206,489       0.0%
    UDE Corp.                                      18,000     35,942       0.0%
    Ultra Chip, Inc.                               58,000     80,725       0.0%
    Uni-President Enterprises Corp.               395,948    827,295       0.1%
    Unimicron Technology Corp.                    558,356    318,656       0.0%
    Union Bank Of Taiwan                          350,103    104,489       0.0%
*   Union Insurance Co., Ltd.                       5,324      2,994       0.0%
*   Unitech Printed Circuit Board Corp.           219,629    103,850       0.0%
    United Integrated Services Co., Ltd.           11,000     19,707       0.0%
    United Microelectronics Corp.               3,602,453  1,859,244       0.1%
    United Orthopedic Corp.                        24,924     56,464       0.0%
#   United Radiant Technology                      61,000     31,764       0.0%
    Unity Opto Technology Co., Ltd.               115,929     45,771       0.0%
    Universal Cement Corp.                        169,340    131,130       0.0%
    Universal Microwave Technology, Inc.            7,000     18,066       0.0%
    Unizyx Holding Corp.                          133,000     63,553       0.0%
    UPC Technology Corp.                          327,458    182,017       0.0%
    Userjoy Technology Co., Ltd.                    5,502     16,693       0.0%
    USI Corp.                                     409,668    202,504       0.0%
    Usun Technology Co., Ltd.                      22,000     39,099       0.0%
*   Utechzone Co., Ltd.                             9,000     15,670       0.0%
#   Vanguard International Semiconductor Corp.    202,000    383,596       0.0%
#   Visual Photonics Epitaxy Co., Ltd.             89,475    199,087       0.0%
    Voltronic Power Technology Corp.                2,100     39,572       0.0%
*   Wafer Works Corp.                             185,958    232,488       0.0%
    Waffer Technology Co., Ltd.                    16,000      9,482       0.0%
*   Wah Hong Industrial Corp.                       3,423      2,435       0.0%
    Wah Lee Industrial Corp.                       62,000    108,787       0.0%
    Walsin Lihwa Corp.                          1,260,000    644,026       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                       SHARES     VALUE++    OF NET ASSETS**
                                                      --------- ------------ ---------------
TAIWAN -- (Continued)
    Walton Advanced Engineering, Inc.                   118,385 $     62,926       0.0%
    Wan Hai Lines, Ltd.                                 271,557      164,487       0.0%
*   Wei Chuan Foods Corp.                                93,000       62,280       0.0%
    Weikeng Industrial Co., Ltd.                         95,448       56,661       0.0%
    Well Shin Technology Co., Ltd.                       44,000       91,213       0.0%
    Win Semiconductors Corp.                            102,868      842,763       0.1%
    Winbond Electronics Corp.                         1,176,000    1,019,778       0.1%
    Wintek Corp.                                        312,087        3,550       0.0%
    Wisdom Marine Lines Co., Ltd.                       127,052      113,804       0.0%
    Wistron Corp.                                       752,724      628,736       0.0%
    Wistron NeWeb Corp.                                 105,366      302,582       0.0%
    Wowprime Corp.                                       25,000      125,646       0.0%
    WPG Holdings, Ltd.                                  398,301      545,658       0.0%
    WT Microelectronics Co., Ltd.                       182,344      288,396       0.0%
    XAC Automation Corp.                                 52,000       84,805       0.0%
#*  XinTec, Inc.                                         40,000       79,116       0.0%
    XPEC Entertainment, Inc.                              5,612          461       0.0%
    Xxentria Technology Materials Corp.                  48,306      102,545       0.0%
    Yageo Corp.                                         107,888      857,010       0.1%
*   Yang Ming Marine Transport Corp.                    291,848      119,680       0.0%
    YC Co., Ltd.                                        148,946       67,914       0.0%
    YC INOX Co., Ltd.                                   112,200       95,855       0.0%
    Yeong Guan Energy Technology Group Co., Ltd.         30,432       70,270       0.0%
    YFC-Boneagle Electric Co., Ltd.                      32,000       58,505       0.0%
*   YFY, Inc.                                           528,000      206,664       0.0%
    Yi Jinn Industrial Co., Ltd.                        114,700       47,545       0.0%
    Yieh Phui Enterprise Co., Ltd.                      418,816      159,857       0.0%
    Yonyu Plastics Co., Ltd.                             36,400       39,237       0.0%
*   Young Optics, Inc.                                   28,000       61,050       0.0%
    Youngtek Electronics Corp.                           51,120       95,462       0.0%
    Yuanta Financial Holding Co., Ltd.                1,410,991      627,521       0.0%
    Yulon Motor Co., Ltd.                               275,223      230,145       0.0%
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.     32,000       84,396       0.0%
    Yungshin Construction & Development Co., Ltd.        24,000       25,410       0.0%
    YungShin Global Holding Corp.                        40,950       54,443       0.0%
#   Yungtay Engineering Co., Ltd.                       126,000      250,630       0.0%
#   Zeng Hsing Industrial Co., Ltd.                      21,423       89,556       0.0%
    Zenitron Corp.                                       87,000       53,947       0.0%
    Zhen Ding Technology Holding, Ltd.                  171,650      430,728       0.0%
    Zig Sheng Industrial Co., Ltd.                      200,543       80,875       0.0%
#   Zinwell Corp.                                        77,000       77,588       0.0%
    Zippy Technology Corp.                               50,000       60,203       0.0%
    ZongTai Real Estate Development Co., Ltd.            60,753       37,316       0.0%
                                                                ------------       ---
TOTAL TAIWAN                                                     123,644,827       3.7%
                                                                ------------       ---
THAILAND -- (0.7%)
    Advanced Info Service PCL                            25,300      148,129       0.0%
    Advanced Information Technology PCL Class F          27,600       23,263       0.0%
    Airports of Thailand PCL                            211,000      377,920       0.0%
*   AJ Advance Technology PCL Class F                   749,800       12,640       0.0%
    AJ Plast PCL                                         42,900       17,950       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                     SHARES   VALUE++  OF NET ASSETS**
                                                                    --------- -------- ---------------
THAILAND -- (Continued)
    Amata Corp. PCL                                                   172,300 $111,513       0.0%
    Ananda Development PCL                                            520,700   93,262       0.0%
    AP Thailand PCL                                                   542,404  145,316       0.0%
    Asia Aviation PCL                                                 627,800  120,949       0.0%
    Asia Plus Group Holdings PCL                                      247,700   30,720       0.0%
    Asia Sermkij Leasing PCL                                           24,500   17,921       0.0%
    Asian Insulators PCL                                              416,640    3,152       0.0%
    Bangchak Corp. PCL                                                173,300  217,799       0.0%
    Bangkok Aviation Fuel Services PCL                                105,350  153,807       0.0%
    Bangkok Bank PCL                                                   26,400  159,735       0.0%
    Bangkok Chain Hospital PCL                                        245,675  122,024       0.0%
    Bangkok Dusit Medical Services PCL Class F                        297,700  189,983       0.0%
    Bangkok Expressway & Metro PCL                                    969,402  227,614       0.0%
    Bangkok Land PCL                                                3,640,700  202,748       0.0%
    Bangkok Life Assurance PCL                                         78,400   87,321       0.0%
    Bangkok Ranch PCL                                                 202,500   49,375       0.0%
    Banpu PCL(6368348)                                                204,750  107,860       0.0%
    Banpu PCL(BJFHBT4)                                                203,300  107,097       0.0%
    Beauty Community PCL                                              172,300   92,841       0.0%
    BEC World PCL                                                     232,700  121,884       0.0%
    Berli Jucker PCL                                                  230,000  370,409       0.0%
    Better World Green PCL                                            408,300   21,632       0.0%
    Big Camera Corp. PCL                                              297,600   32,430       0.0%
    BJC Heavy Industries PCL Class F                                  114,800   12,233       0.0%
    BTS Group Holdings PCL                                            174,100   44,547       0.0%
    Bumrungrad Hospital PCL                                            20,000  132,450       0.0%
    Buriram Sugar PCL Class F                                          35,400   10,869       0.0%
    Cal-Comp Electronics Thailand PCL Class F                         604,518   63,327       0.0%
    Carabao Group PCL Class F                                          35,800  113,694       0.0%
    Central Pattana PCL                                               136,400  326,424       0.0%
    Central Plaza Hotel PCL                                           177,700  244,725       0.0%
    CH Karnchang PCL                                                   53,300   43,721       0.0%
    Charoen Pokphand Foods PCL                                        689,600  539,723       0.1%
    Christiani & Nielsen Thai Class F                                  85,000    9,672       0.0%
    Chularat Hospital PCL Class F                                     686,800   53,753       0.0%
    CK Power PCL                                                      742,000   96,938       0.0%
    Com7 PCL Class F                                                   67,000   31,261       0.0%
*   Country Group Development PCL                                     645,200   24,666       0.0%
    CP ALL PCL                                                         78,500  165,412       0.0%
    Delta Electronics Thailand PCL                                     70,200  181,734       0.0%
    Dhipaya Insurance PCL                                              49,900   74,730       0.0%
    Diamond Building Products PCL                                       8,300    1,437       0.0%
    Dynasty Ceramic PCL                                               508,800   62,183       0.0%
    Eastern Polymer Group PCL Class F                                 155,800   53,934       0.0%
    Eastern Printing PCL(B13J3C3)                                      10,192    2,209       0.0%
    Eastern Printing PCL(B13J3B2)                                     203,840   44,180       0.0%
    Eastern Water Resources Development and Management PCL Class F    230,000   85,160       0.0%
    Electricity Generating PCL                                         22,300  154,395       0.0%
    Energy Absolute PCL                                               142,800  185,915       0.0%
    Energy Earth PCL                                                  301,400    9,935       0.0%
    Erawan Group PCL (The)                                            556,600  119,798       0.0%
*   Esso Thailand PCL                                                 531,600  244,837       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                             SHARES   VALUE++  OF NET ASSETS**
                                            --------- -------- ---------------
  THAILAND -- (Continued)
      Forth Corp. PCL                          94,800 $ 21,260       0.0%
      GFPT PCL                                173,500   96,621       0.0%
      Global Power Synergy PCL Class F        109,000  200,150       0.0%
      Glow Energy PCL                          68,800  186,394       0.0%
      Golden Land Property Development PCL     70,800   20,460       0.0%
      Grand Canal Land PCL                    102,200    6,276       0.0%
      Group Lease PCL                          13,500    3,718       0.0%
      Hana Microelectronics PCL                59,200   86,875       0.0%
      Home Product Center PCL                 427,857  164,858       0.0%
  *   Ichitan Group PCL                        66,800   16,992       0.0%
      Indorama Ventures PCL                   343,300  475,370       0.1%
  *   Inter Far East Energy Corp. Class F     371,200   12,990       0.0%
      Intouch Holdings PCL                     37,900   66,171       0.0%
      IRPC PCL                              2,006,200  389,524       0.1%
      Italian-Thai Development PCL            894,554  109,328       0.0%
      Jasmine International PCL               404,100   92,449       0.0%
      Jaymart PCL                             176,866   93,704       0.0%
      Kang Yong Electric PCL                    1,400   19,976       0.0%
      Karmarts PCL                             66,300   16,665       0.0%
      Kasikornbank PCL(6364766)                76,200  504,636       0.1%
      Kasikornbank PCL(6888794)                26,900  184,624       0.0%
      KCE Electronics PCL                      68,400  205,900       0.0%
      KGI Securities Thailand PCL             355,800   47,983       0.0%
      Khon Kaen Sugar Industry PCL            467,184   63,285       0.0%
      Kiatnakin Bank PCL                       98,400  224,377       0.0%
      Krung Thai Bank PCL                     558,775  306,132       0.0%
      Krungthai Card PCL                       38,400  158,940       0.0%
      Land & Houses PCL                       260,000   85,310       0.0%
      Lanna Resources PCL                      48,450   21,002       0.0%
      LH Financial Group PCL                2,042,700  108,222       0.0%
      Loxley PCL                              518,575   49,953       0.0%
      LPN Development PCL                     304,200  119,958       0.0%
      Major Cineplex Group PCL                134,600  131,683       0.0%
      Malee Group PCL                          33,600   43,998       0.0%
      MBK PCL                                 183,000  129,455       0.0%
      MC Group PCL                            104,500   49,387       0.0%
  *   MCOT PCL                                 60,600   22,438       0.0%
      MCS Steel PCL                           132,000   65,166       0.0%
      Mega Lifesciences PCL                    88,700  112,143       0.0%
      Minor International PCL                 116,856  152,138       0.0%
      MK Restaurants Group PCL                 48,200  109,908       0.0%
      Mono Technology PCL Class F             186,100   24,537       0.0%
      Muangthai Leasing PCL Class F            68,900   81,407       0.0%
      Namyong Terminal PCL                     52,000    9,862       0.0%
      Platinum Group PCL (The) Class F         28,600    7,748       0.0%
      Polyplex Thailand PCL                   146,200   61,613       0.0%
  *   Precious Shipping PCL                   247,500   79,719       0.0%
      Premier Marketing PCL                    60,100   26,414       0.0%
      Property Perfect PCL                    613,500   17,175       0.0%
      Pruksa Holding PCL                      283,400  215,408       0.0%
      PTG Energy PCL                          162,900  117,688       0.0%
      PTT Exploration & Production PCL        233,985  607,502       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                            --------- ---------- ---------------
THAILAND -- (Continued)
    PTT Global Chemical PCL                                   122,545 $  295,111       0.0%
    PTT PCL(6420390)                                          159,894  2,021,538       0.1%
    PTT PCL(6420408)                                           18,900    238,952       0.0%
    Quality Houses PCL                                      2,131,242    188,617       0.0%
    Raimon Land PCL                                           477,500     16,242       0.0%
    Ratchaburi Electricity Generating Holding PCL(6294249)     47,699     80,049       0.0%
    Ratchaburi Electricity Generating Holding PCL(6362771)     12,000     20,138       0.0%
    Ratchthani Leasing PCL                                    440,400    126,605       0.0%
*   Regional Container Lines PCL                              173,100     43,509       0.0%
    Robinson PCL                                               26,600     59,454       0.0%
    Rojana Industrial Park PCL                                262,790     47,859       0.0%
*   RS PCL                                                    136,700     91,353       0.0%
    S 11 Group PCL                                             82,600     21,881       0.0%
    Samart Corp. PCL                                          159,200     61,341       0.0%
*   Samart Digital Public Co., Ltd.                           467,600      9,149       0.0%
    Samart Telcoms PCL                                        110,000     50,662       0.0%
    Sansiri PCL                                             2,501,133    180,696       0.0%
    Sappe PCL                                                  29,300     29,106       0.0%
    SC Asset Corp PCL                                         641,562     65,663       0.0%
    Scan Inter PCL Class F                                     91,000     16,025       0.0%
    Siam Cement PCL (The)                                      11,400    168,152       0.0%
    Siam City Cement PCL                                       25,135    211,098       0.0%
    Siam Commercial Bank PCL (The)(6363172)                    30,100    132,741       0.0%
    Siam Commercial Bank PCL (The)(6889935)                    29,000    127,890       0.0%
    Siam Future Development PCL                               177,360     38,707       0.0%
    Siam Global House PCL                                     188,599    103,894       0.0%
    Siamgas & Petrochemicals PCL                              130,200     88,185       0.0%
*   Singha Estate PCL                                         314,664     36,752       0.0%
    Sino-Thai Engineering & Construction PCL(6541473)          67,200     50,167       0.0%
    Sino-Thai Engineering & Construction PCL(6541484)          83,571     62,389       0.0%
    SNC Former PCL                                              8,800      3,788       0.0%
    Somboon Advance Technology PCL                             37,250     22,987       0.0%
    SPCG PCL                                                  237,700    178,883       0.0%
    Sri Ayudhya Capital PCL                                     6,800      6,192       0.0%
    Sri Trang Agro-Industry PCL(B05BPF7)                      127,320     48,674       0.0%
    Sri Trang Agro-Industry PCL(B05BPH9)                      126,360     48,307       0.0%
    Sriracha Construction PCL                                  44,200     28,606       0.0%
    Srithai Superware PCL                                     372,000     19,485       0.0%
    Star Petroleum Refining PCL                               404,900    212,079       0.0%
    STP & I PCL                                               269,720     54,399       0.0%
    Supalai PCL                                               263,100    194,830       0.0%
*   Superblock PCL                                            883,800     33,256       0.0%
    SVI PCL                                                   459,600     71,942       0.0%
    Synnex Thailand PCL                                        79,800     38,435       0.0%
    Syntec Construction PCL                                   228,200     42,247       0.0%
    Taokaenoi Food & Marketing PCL                             68,900     53,407       0.0%
*   Tata Steel Thailand PCL                                 1,030,600     31,023       0.0%
    Thai Agro Energy PCL Class F                                9,690        811       0.0%
*   Thai Airways International PCL(6364971)                    60,600     33,930       0.0%
*   Thai Airways International PCL(6888868)                   320,400    179,393       0.0%
    Thai Metal Trade PCL                                       93,800     46,025       0.0%
    Thai Oil PCL                                              171,100    525,352       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                  SHARES     VALUE++   OF NET ASSETS**
                                                 --------- ----------- ---------------
THAILAND -- (Continued)
    Thai Solar Energy PCL Class F                  134,600 $    21,474       0.0%
    Thai Stanley Electric PCL Class F                9,600      65,021       0.0%
    Thai Union Group PCL Class F                   419,840     231,278       0.0%
    Thai Vegetable Oil PCL                         141,700     118,368       0.0%
    Thai Wah PCL Class F                            48,200      13,856       0.0%
    Thaicom PCL(B014K00)                           109,200      45,363       0.0%
    Thaicom PCL(B014JY7)                            80,600      33,482       0.0%
    Thaifoods Group PCL Class F                    112,500      20,488       0.0%
    Thaire Life Assurance PCL Class F              112,800      32,937       0.0%
    Thanachart Capital PCL                         221,100     364,396       0.0%
    Thitikorn PCL                                   40,900      21,423       0.0%
    Thoresen Thai Agencies PCL                     232,351      67,845       0.0%
    TICON Industrial Connection PCL Class F        103,950      52,257       0.0%
    Tipco Asphalt PCL                              230,300     155,290       0.0%
    TIPCO Foods PCL                                 85,900      42,666       0.0%
    Tisco Financial Group PCL                      111,900     295,582       0.0%
    TMB Bank PCL                                 3,517,500     273,183       0.0%
*   Total Access Communication PCL(B1YWK08)         46,900      75,178       0.0%
*   Total Access Communication PCL(B231MK7)        114,100     182,897       0.0%
    TPI Polene PCL                               2,529,500     170,562       0.0%
    TRC Construction PCL                           484,300      16,328       0.0%
*   True Corp. PCL(6363923)                        999,565     185,049       0.0%
*   True Corp. PCL(BYM8V06)                        498,742      92,332       0.0%
    TTCL PCL                                        19,363      12,007       0.0%
    TTW PCL                                        294,200      96,532       0.0%
    Union Mosaic Industry PCL (The) Class F         76,125       5,729       0.0%
    Unique Engineering & Construction PCL          167,945      89,483       0.0%
    Univentures PCL                                219,700      82,007       0.0%
    Vanachai Group PCL                             244,900      88,465       0.0%
    VGI Global Media PCL                           388,500      71,923       0.0%
    Vibhavadi Medical Center PCL                 1,436,000     120,171       0.0%
    Vinythai PCL(6367453)                          124,200      77,391       0.0%
    Vinythai PCL(6928623)                           32,400      20,189       0.0%
    WHA Corp. PCL                                  915,000     105,768       0.0%
    Workpoint Entertainment PCL                     61,000     179,952       0.0%
                                                           -----------       ---
TOTAL THAILAND                                              22,811,496       0.7%
                                                           -----------       ---
TURKEY -- (0.3%)
    Adana Cimento Sanayii TAS Class A               20,624      34,860       0.0%
    Akbank Turk A.S.                               195,140     516,220       0.0%
    Akcansa Cimento A.S.                            27,303      81,795       0.0%
*   Akenerji Elektrik Uretim A.S.                  162,113      39,413       0.0%
    Aksa Akrilik Kimya Sanayii A.S.                 39,206     138,150       0.0%
*   Aksa Enerji Uretim A.S.                         22,048      19,976       0.0%
*   Aksigorta A.S.                                  43,619      36,026       0.0%
    Alarko Holding A.S.                             34,584      68,101       0.0%
    Albaraka Turk Katilim Bankasi A.S.             107,822      37,008       0.0%
    Alkim Alkali Kimya A.S.                          4,271      27,707       0.0%
    Anadolu Anonim Turk Sigorta Sirketi             54,184      40,885       0.0%
    Anadolu Cam Sanayii A.S.                       131,442      82,949       0.0%
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.     42,677     247,192       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                                                     SHARES  VALUE++  OF NET ASSETS**
                                                                     ------- -------- ---------------
TURKEY -- (Continued)
    Anadolu Hayat Emeklilik A.S.                                      18,435 $ 32,816       0.0%
    Arcelik A.S.                                                      51,966  284,335       0.0%
    Aselsan Elektronik Sanayi Ve Ticaret A.S.                         17,666  158,248       0.0%
*   Bagfas Bandirma Gubre Fabrikalari A.S.                             9,788   27,079       0.0%
*   Baticim Bati Anadolu Cimento Sanayii A.S.                         15,198   33,383       0.0%
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.                44,015   52,368       0.0%
    BIM Birlesik Magazalar A.S.                                       12,320  251,423       0.0%
    Bolu Cimento Sanayii A.S.                                         27,500   42,500       0.0%
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                    20,919   62,015       0.0%
*   Boyner Perakende Ve Tekstil Yatirimlari A.S.                       6,918   15,448       0.0%
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.                  14,428   28,179       0.0%
    Bursa Cimento Fabrikasi A.S.                                      21,402   31,129       0.0%
    Cimsa Cimento Sanayi VE Ticaret A.S.                              25,331   95,772       0.0%
    Coca-Cola Icecek A.S.                                             11,759  119,870       0.0%
*   Deva Holding A.S.                                                 18,253   20,777       0.0%
*   Dogan Sirketler Grubu Holding A.S.                               585,641  142,397       0.0%
*   Dogus Otomotiv Servis ve Ticaret A.S.                             14,293   31,621       0.0%
    EGE Endustri VE Ticaret A.S.                                         615   48,137       0.0%
    Enka Insaat ve Sanayi A.S.                                        38,856   58,998       0.0%
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S.                       1,383   27,679       0.0%
    Eregli Demir ve Celik Fabrikalari TAS                            297,778  699,818       0.1%
*   Fenerbahce Futbol A.S.                                             4,679   42,635       0.0%
    Ford Otomotiv Sanayi A.S.                                          9,472  133,818       0.0%
*   Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.               12,374   27,112       0.0%
*   Global Yatirim Holding A.S.                                       67,511   58,298       0.0%
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.               3,255   62,906       0.0%
    Goodyear Lastikleri TAS                                           57,623   65,953       0.0%
*   GSD Holding AS                                                    90,000   18,543       0.0%
*   Gubre Fabrikalari TAS                                             15,038   18,749       0.0%
*   Ihlas Holding A.S.                                               420,638   67,879       0.0%
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret A.S.    6,326   18,737       0.0%
*   Is Finansal Kiralama A.S.                                        149,191   62,612       0.0%
*   Izmir Demir Celik Sanayi A.S.                                     54,984   47,925       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A      100,053   66,602       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B       53,420   42,051       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D      301,511  192,888       0.0%
*   Karsan Otomotiv Sanayii Ve Ticaret A.S.                           93,429   51,350       0.0%
    KOC Holding A.S.                                                  73,299  328,223       0.0%
    Konya Cimento Sanayii A.S.                                            12      836       0.0%
*   Koza Altin Isletmeleri A.S.                                        8,332   72,384       0.0%
    Mardin Cimento Sanayii ve Ticaret A.S.                            11,884   13,831       0.0%
*   Metro Ticari ve Mali Yatirimlar Holding A.S.                     118,522   31,310       0.0%
*   Migros Ticaret A.S.                                                9,651   66,500       0.0%
*   NET Holding A.S.                                                 106,088   57,908       0.0%
*   Netas Telekomunikasyon A.S.                                       19,492   86,232       0.0%
    Nuh Cimento Sanayi A.S.                                           18,387   47,544       0.0%
    Otokar Otomotiv Ve Savunma Sanayi A.S.                             1,350   39,244       0.0%
*   Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.            24,287   27,146       0.0%
    Petkim Petrokimya Holding A.S.                                   151,681  265,950       0.0%
    Pinar Entegre Et ve Un Sanayi A.S.                                   487    1,253       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                                   3,514   12,464       0.0%
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.               20,030   15,494       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                               ------- ----------- ---------------
TURKEY -- (Continued)
*   Sekerbank TAS                              197,155 $    79,707       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.   53,945      52,357       0.0%
    Soda Sanayii A.S.                          106,149     146,957       0.0%
    Tat Gida Sanayi A.S.                        40,171      59,168       0.0%
    TAV Havalimanlari Holding A.S.              52,089     259,698       0.0%
    Tekfen Holding A.S.                         52,620     178,016       0.0%
    Tofas Turk Otomobil Fabrikasi A.S.          17,801     145,204       0.0%
    Trakya Cam Sanayii A.S.                    189,273     205,399       0.0%
    Tupras Turkiye Petrol Rafinerileri A.S.      9,392     338,389       0.0%
*   Turk Hava Yollari AO                       226,248     620,902       0.1%
*   Turk Telekomunikasyon A.S.                   7,248      12,352       0.0%
    Turk Traktor ve Ziraat Makineleri A.S.       4,531      90,536       0.0%
    Turkcell Iletisim Hizmetleri A.S.           65,943     247,104       0.0%
    Turkcell Iletisim Hizmetleri A.S. ADR        9,157      85,984       0.0%
    Turkiye Garanti Bankasi A.S.               177,954     490,281       0.0%
    Turkiye Halk Bankasi A.S.                  132,123     385,967       0.0%
    Turkiye Is Bankasi Class C                 243,241     459,087       0.0%
    Turkiye Sinai Kalkinma Bankasi A.S.        484,666     175,118       0.0%
    Turkiye Sise ve Cam Fabrikalari A.S.       351,065     412,489       0.0%
    Turkiye Vakiflar Bankasi TAO Class D       378,809     633,639       0.1%
    Ulker Biskuvi Sanayi A.S.                   18,064      96,463       0.0%
*   Vestel Elektronik Sanayi ve Ticaret A.S.    41,335     107,798       0.0%
*   Yapi ve Kredi Bankasi A.S.                 122,290     148,735       0.0%
*   Zorlu Enerji Elektrik Uretim A.S.          117,903      50,813       0.0%
                                                       -----------       ---
TOTAL TURKEY                                            11,160,814       0.3%
                                                       -----------       ---
UNITED KINGDOM -- (11.5%)
    4imprint Group P.L.C.                          532      13,584       0.0%
    888 Holdings P.L.C.                         98,636     328,360       0.0%
    A.G. Barr P.L.C.                            42,507     352,334       0.0%
    AA P.L.C.                                  148,163     337,009       0.0%
    Acacia Mining P.L.C.                        78,757     188,595       0.0%
    Acal P.L.C.                                  6,517      27,439       0.0%
    Admiral Group P.L.C.                        29,062     742,412       0.0%
    Aggreko P.L.C.                             101,196   1,259,365       0.1%
    Air Partner P.L.C.                           8,993      14,924       0.0%
*   Aldermore Group P.L.C.                      13,956      55,784       0.0%
    Anglo American P.L.C.                      360,657   6,803,077       0.2%
    Anglo-Eastern Plantations P.L.C.               542       5,938       0.0%
    Antofagasta P.L.C.                         116,488   1,476,324       0.1%
    Arrow Global Group P.L.C.                   34,297     193,183       0.0%
    Ashmore Group P.L.C.                       156,032     797,775       0.0%
    Ashtead Group P.L.C.                       118,226   3,045,444       0.1%
    Associated British Foods P.L.C.             21,288     942,189       0.0%
    AstraZeneca P.L.C.                           1,641     111,032       0.0%
    AstraZeneca P.L.C. Sponsored ADR           109,044   3,762,018       0.1%
    Auto Trader Group P.L.C.                   218,976     995,752       0.0%
    AVEVA Group P.L.C.                          13,180     441,564       0.0%
    Aviva P.L.C.                               320,983   2,153,289       0.1%
    Avon Rubber P.L.C.                           1,734      22,541       0.0%
    B&M European Value Retail SA               309,315   1,632,127       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                   SHARES    VALUE++   OF NET ASSETS**
                                                   ------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Babcock International Group P.L.C.             169,485 $ 1,827,491       0.1%
    BAE Systems P.L.C.                             298,043   2,347,785       0.1%
    Balfour Beatty P.L.C.                          204,717     744,736       0.0%
    Barclays P.L.C.                                458,755   1,132,075       0.0%
    Barclays P.L.C. Sponsored ADR                  154,832   1,523,547       0.1%
    Barratt Developments P.L.C.                    285,381   2,481,336       0.1%
    BBA Aviation P.L.C.                            277,237   1,171,229       0.0%
    Beazley P.L.C.                                 254,148   1,704,874       0.1%
    Bellway P.L.C.                                  64,145   3,110,122       0.1%
    Berkeley Group Holdings P.L.C.                  45,811   2,276,374       0.1%
    BGEO Group P.L.C.                                8,735     412,494       0.0%
    BHP Billiton P.L.C.                            133,997   2,426,101       0.1%
    BHP Billiton P.L.C. ADR                         75,383   2,737,911       0.1%
    Bloomsbury Publishing P.L.C.                     5,758      12,542       0.0%
    Bodycote P.L.C.                                 92,247   1,147,357       0.0%
    Booker Group P.L.C.                            343,619     918,037       0.0%
    Bovis Homes Group P.L.C.                        51,320     801,727       0.0%
    BP P.L.C.                                        1,306       8,858       0.0%
    BP P.L.C. Sponsored ADR                        333,610  13,567,922       0.4%
    Braemar Shipping Services P.L.C.                   660       2,706       0.0%
    Brewin Dolphin Holdings P.L.C.                 119,754     562,170       0.0%
    British American Tobacco P.L.C.                 27,852   1,799,513       0.1%
    British American Tobacco P.L.C. Sponsored ADR   33,528   2,159,203       0.1%
    Britvic P.L.C.                                 103,017   1,035,473       0.0%
    BT Group P.L.C.                                130,016     447,974       0.0%
    BT Group P.L.C. Sponsored ADR                   35,000     612,850       0.0%
*   BTG P.L.C.                                      53,037     530,932       0.0%
    Bunzl P.L.C.                                    37,449   1,166,555       0.0%
    Burberry Group P.L.C.                           60,755   1,534,515       0.1%
    Cambian Group P.L.C.                             5,849      15,070       0.0%
    Capita P.L.C.                                   60,002     417,855       0.0%
    Capital & Counties Properties P.L.C.           186,254     658,643       0.0%
*   Carclo P.L.C.                                   13,633      24,036       0.0%
    Card Factory P.L.C.                             46,717     194,834       0.0%
#   Carillion P.L.C.                               188,086     113,581       0.0%
    Carnival P.L.C.                                 12,171     802,413       0.0%
#   Carnival P.L.C. ADR                             12,230     816,230       0.0%
*   Carpetright P.L.C.                               8,258      18,206       0.0%
    Carr's Group P.L.C.                              9,590      18,337       0.0%
    Castings P.L.C.                                  1,976      12,196       0.0%
    Centamin P.L.C.                                522,742     967,467       0.0%
    Centrica P.L.C.                                539,221   1,216,034       0.0%
    Charles Stanley Group P.L.C.                       382       2,036       0.0%
    Chemring Group P.L.C.                           95,030     217,694       0.0%
    Chesnara P.L.C.                                 26,225     134,083       0.0%
    Cineworld Group P.L.C.                          88,679     782,408       0.0%
*   Circassia Pharmaceuticals P.L.C.                17,287      19,171       0.0%
    City of London Investment Group P.L.C.           4,254      22,931       0.0%
    Clarkson P.L.C.                                  2,561      99,834       0.0%
    Close Brothers Group P.L.C.                     75,200   1,386,930       0.1%
    CLS Holdings P.L.C.                              4,390      12,897       0.0%
*   Cobham P.L.C.                                  713,169   1,316,249       0.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE++   OF NET ASSETS**
                                             ------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    Coca-Cola HBC AG                          48,919 $1,653,323       0.1%
    Communisis P.L.C.                         32,313     23,181       0.0%
    Compass Group P.L.C.                      92,405  2,028,691       0.1%
    Computacenter P.L.C.                      29,105    384,539       0.0%
    Connect Group P.L.C.                      55,168     80,784       0.0%
    Consort Medical P.L.C.                    11,797    173,864       0.0%
    Costain Group P.L.C.                      56,292    322,793       0.0%
*   Countrywide P.L.C.                         6,595     10,925       0.0%
    Cranswick P.L.C.                          21,894    895,603       0.0%
    Crest Nicholson Holdings P.L.C.          114,053    858,233       0.0%
    Croda International P.L.C.                27,658  1,537,096       0.1%
    Daily Mail & General Trust P.L.C.         90,710    835,427       0.0%
    Dairy Crest Group P.L.C.                  64,944    523,593       0.0%
    DCC P.L.C.                                19,589  1,857,690       0.1%
    De La Rue P.L.C.                          39,052    362,893       0.0%
    Debenhams P.L.C.                         560,309    325,539       0.0%
    Dechra Pharmaceuticals P.L.C.             27,447    749,525       0.0%
    Devro P.L.C.                              91,761    296,567       0.0%
    Diageo P.L.C.                             19,831    677,205       0.0%
    Diageo P.L.C. Sponsored ADR               15,795  2,164,073       0.1%
*   Dialight P.L.C.                            7,092     60,306       0.0%
    Dignity P.L.C.                            13,885    447,012       0.0%
    Diploma P.L.C.                            53,449    765,485       0.0%
    Direct Line Insurance Group P.L.C.       455,456  2,247,918       0.1%
    Dixons Carphone P.L.C.                   264,749    609,801       0.0%
    Domino's Pizza Group P.L.C.              109,110    486,429       0.0%
    Drax Group P.L.C.                        181,021    667,848       0.0%
    DS Smith P.L.C.                          331,863  2,295,146       0.1%
    Dunelm Group P.L.C.                       16,573    161,150       0.0%
    easyJet P.L.C.                            42,738    760,090       0.0%
*   EI Group P.L.C.                          254,877    455,235       0.0%
    Electrocomponents P.L.C.                 186,102  1,716,423       0.1%
    Elementis P.L.C.                         228,092    861,340       0.0%
*   EnQuest P.L.C.                           492,531    168,587       0.0%
    Entertainment One, Ltd.                    4,134     15,507       0.0%
    Essentra P.L.C.                           83,889    593,085       0.0%
    esure Group P.L.C.                        96,607    344,636       0.0%
    Euromoney Institutional Investor P.L.C.   12,892    197,756       0.0%
    Evraz P.L.C.                             107,225    410,963       0.0%
    Experian P.L.C.                           61,660  1,299,071       0.1%
    Fenner P.L.C.                             97,238    445,369       0.0%
    Ferguson P.L.C.                           36,508  2,553,003       0.1%
    Ferrexpo P.L.C.                          104,456    352,608       0.0%
    Fidessa Group P.L.C.                      18,224    551,039       0.0%
*   Findel P.L.C.                              9,252     20,957       0.0%
*   Firstgroup P.L.C.                        586,411    856,663       0.0%
*   Flybe Group P.L.C.                        33,109     15,394       0.0%
    Foxtons Group P.L.C.                      10,259     10,777       0.0%
    Fresnillo P.L.C.                          19,968    345,332       0.0%
    G4S P.L.C.                               395,921  1,477,348       0.1%
    Galliford Try P.L.C.                      40,957    663,722       0.0%
    Games Workshop Group P.L.C.                2,128     64,131       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                  ------- ----------- ---------------
UNITED KINGDOM -- (Continued)
*   Gem Diamonds, Ltd.                             33,740 $    35,845       0.0%
    Genus P.L.C.                                   18,091     564,980       0.0%
    GKN P.L.C.                                    395,639   1,667,560       0.1%
    GlaxoSmithKline P.L.C.                         15,015     269,479       0.0%
    GlaxoSmithKline P.L.C. Sponsored ADR           73,776   2,687,660       0.1%
    Glencore P.L.C.                               890,117   4,293,212       0.1%
    Go-Ahead Group P.L.C.                          17,188     404,066       0.0%
    Gocompare.Com Group P.L.C.                     90,463     122,315       0.0%
    Grafton Group P.L.C.                           62,797     686,092       0.0%
    Greencore Group P.L.C.                        280,684     718,643       0.0%
    Greene King P.L.C.                            127,558     916,571       0.0%
    Greggs P.L.C.                                  56,891     962,569       0.0%
*   Gulf Keystone Petroleum, Ltd.                   8,996      12,455       0.0%
    Gulf Marine Services P.L.C.                    11,440       8,175       0.0%
    GVC Holdings P.L.C.                            62,822     782,227       0.0%
    Gym Group P.L.C. (The)                          4,425      13,048       0.0%
    Halfords Group P.L.C.                          93,460     410,173       0.0%
    Halma P.L.C.                                  139,141   2,183,245       0.1%
    Hargreaves Lansdown P.L.C.                     29,987     629,914       0.0%
    Hastings Group Holdings P.L.C.                 12,043      50,376       0.0%
    Hays P.L.C.                                   721,764   1,786,679       0.1%
    Headlam Group P.L.C.                           14,701     115,214       0.0%
    Helical P.L.C.                                 55,777     227,995       0.0%
    Henry Boot P.L.C.                               2,952      12,589       0.0%
    Hikma Pharmaceuticals P.L.C.                   37,256     575,866       0.0%
    Hill & Smith Holdings P.L.C.                   36,281     637,378       0.0%
    Hilton Food Group P.L.C.                        4,771      56,592       0.0%
    Hiscox, Ltd.                                  118,136   2,240,192       0.1%
    Hochschild Mining P.L.C.                      130,318     381,508       0.0%
    Hogg Robinson Group P.L.C.                      5,845       5,829       0.0%
    HomeServe P.L.C.                               96,605   1,098,422       0.0%
    Hostelworld Group P.L.C.                        2,814      12,768       0.0%
    Howden Joinery Group P.L.C.                   197,899   1,077,744       0.0%
    HSBC Holdings P.L.C.                          305,098   2,979,318       0.1%
    HSBC Holdings P.L.C. Sponsored ADR            236,494  11,533,812       0.4%
*   Hunting P.L.C.                                 67,941     473,006       0.0%
    Huntsworth P.L.C.                              53,480      56,803       0.0%
    Ibstock P.L.C.                                 36,157     119,147       0.0%
*   Imagination Technologies Group P.L.C.          57,057     136,825       0.0%
    IMI P.L.C.                                    121,986   1,979,287       0.1%
    Imperial Brands P.L.C.                         55,627   2,267,999       0.1%
    Inchcape P.L.C.                               181,995   1,889,082       0.1%
*   Indivior P.L.C.                               180,273     889,590       0.0%
    Informa P.L.C.                                134,664   1,246,474       0.1%
    Inmarsat P.L.C.                               195,765   1,614,770       0.1%
    InterContinental Hotels Group P.L.C.           10,147     562,146       0.0%
#   InterContinental Hotels Group P.L.C. ADR       11,149     619,746       0.0%
    International Consolidated Airlines Group SA  197,808   1,670,658       0.1%
    Interserve P.L.C.                              73,502      71,213       0.0%
    Intertek Group P.L.C.                          36,030   2,595,639       0.1%
    Investec P.L.C.                               169,145   1,157,396       0.0%
    ITE Group P.L.C.                              135,274     319,366       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                               SHARES    VALUE++   OF NET ASSETS**
                                              --------- ---------- ---------------
UNITED KINGDOM -- (Continued)
    ITV P.L.C.                                  517,943 $1,132,176       0.0%
    IWG P.L.C.                                  305,754    874,783       0.0%
    J D Wetherspoon P.L.C.                       54,210    896,203       0.0%
    J Sainsbury P.L.C.                          724,990  2,334,629       0.1%
*   Jackpotjoy P.L.C.                            22,813    247,288       0.0%
    James Fisher & Sons P.L.C.                   23,671    488,216       0.0%
    Jardine Lloyd Thompson Group P.L.C.          36,007    623,214       0.0%
    JD Sports Fashion P.L.C.                    156,435    742,892       0.0%
    John Menzies P.L.C.                          46,245    429,740       0.0%
    John Wood Group P.L.C.                      176,667  1,670,529       0.1%
    Johnson Matthey P.L.C.                       50,968  2,288,238       0.1%
    Jupiter Fund Management P.L.C.              215,137  1,697,535       0.1%
*   Just Eat P.L.C.                              42,532    440,633       0.0%
    Just Group P.L.C.                             6,328     12,953       0.0%
*   KAZ Minerals P.L.C.                         112,829  1,218,269       0.1%
    KCOM Group P.L.C.                           245,657    350,639       0.0%
    Keller Group P.L.C.                          35,309    439,252       0.0%
    Kier Group P.L.C.                            25,955    358,295       0.0%
    Kingfisher P.L.C.                           374,201  1,555,789       0.1%
    Ladbrokes Coral Group P.L.C.                357,091    604,197       0.0%
    Laird P.L.C.                                172,499    373,541       0.0%
*   Lamprell P.L.C.                              62,935     61,851       0.0%
    Lancashire Holdings, Ltd.                    61,489    613,536       0.0%
    Laura Ashley Holdings P.L.C.                 51,893      5,478       0.0%
    Legal & General Group P.L.C.                821,224  2,911,708       0.1%
*   Liberty Global P.L.C. Class A                12,282    378,900       0.0%
*   Liberty Global P.L.C. Series C               30,121    900,306       0.0%
*   Liberty Global P.L.C. LiLAC Class A           1,660     36,055       0.0%
*   Liberty Global P.L.C. LiLAC Class C           4,074     89,628       0.0%
    Lloyds Banking Group P.L.C.               3,866,397  3,504,620       0.1%
#   Lloyds Banking Group P.L.C. ADR             542,240  2,000,866       0.1%
    London Stock Exchange Group P.L.C.           14,171    707,685       0.0%
*   Lonmin P.L.C.                                46,737     62,384       0.0%
    Lookers P.L.C.                              149,753    208,631       0.0%
    Low & Bonar P.L.C.                           44,867     41,102       0.0%
    Man Group P.L.C.                            540,803  1,390,716       0.1%
    Marks & Spencer Group P.L.C.                703,294  3,214,326       0.1%
    Marshalls P.L.C.                             86,710    549,208       0.0%
    Marston's P.L.C.                            231,847    328,249       0.0%
    McBride P.L.C                             3,016,986      4,007       0.0%
    McBride P.L.C.                              104,034    297,038       0.0%
    Mears Group P.L.C.                           30,326    182,534       0.0%
    Mediclinic International P.L.C.(BYYWHN1)     34,624    266,602       0.0%
    Mediclinic International P.L.C.(B8HX8Z8)     78,401    605,985       0.0%
    Meggitt P.L.C.                              251,553  1,731,697       0.1%
    Melrose Industries P.L.C.                   896,896  2,619,702       0.1%
    Merlin Entertainments P.L.C.                187,362    942,486       0.0%
    Micro Focus International P.L.C.             44,435  1,560,749       0.1%
    Millennium & Copthorne Hotels P.L.C.         60,888    489,223       0.0%
    Mitchells & Butlers P.L.C.                   84,702    287,372       0.0%
    Mitie Group P.L.C.                          194,308    611,432       0.0%
    MJ Gleeson P.L.C.                               650      5,963       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                          --------- ---------- ---------------
  UNITED KINGDOM -- (Continued)
      Mondi P.L.C.                           88,836 $2,148,428       0.1%
      Moneysupermarket.com Group P.L.C.     153,918    664,092       0.0%
      Morgan Advanced Materials P.L.C.      125,068    521,602       0.0%
      Morgan Sindall Group P.L.C.            10,734    206,004       0.0%
  *   Mothercare P.L.C.                      58,929     75,941       0.0%
      N Brown Group P.L.C.                   54,111    216,521       0.0%
      National Express Group P.L.C.         195,600    954,841       0.0%
      National Grid P.L.C.                    3,158     38,013       0.0%
  #   National Grid P.L.C. Sponsored ADR     17,667  1,078,566       0.0%
      NCC Group P.L.C.                        8,560     26,141       0.0%
      NEX Group P.L.C.                      113,601    956,027       0.0%
      Next P.L.C.                            12,985    848,786       0.0%
      Norcros P.L.C.                          5,400     12,695       0.0%
      Northgate P.L.C.                       62,336    370,710       0.0%
  *   Ocado Group P.L.C.                    113,854    434,988       0.0%
      Old Mutual P.L.C.                     679,830  1,724,543       0.1%
      On the Beach Group P.L.C.              13,405     73,378       0.0%
      OneSavings Bank P.L.C.                 77,230    415,673       0.0%
      Oxford Instruments P.L.C.              21,656    273,268       0.0%
      Pagegroup P.L.C.                      183,410  1,139,268       0.0%
      PayPoint P.L.C.                        17,215    209,961       0.0%
  *   Paysafe Group P.L.C.                  169,176  1,316,824       0.1%
      Pearson P.L.C.                         13,867    129,485       0.0%
  #   Pearson P.L.C. Sponsored ADR           65,631    609,056       0.0%
      Pendragon P.L.C.                      223,487     74,903       0.0%
      Pennon Group P.L.C.                    96,785  1,020,751       0.0%
      Persimmon P.L.C.                       91,051  3,388,516       0.1%
  *   Petra Diamonds, Ltd.                  257,371    263,120       0.0%
      Petrofac, Ltd.                         93,711    522,067       0.0%
  *   Petropavlovsk P.L.C.                1,277,539    135,962       0.0%
      Pets at Home Group P.L.C.              25,192     58,936       0.0%
      Phoenix Group Holdings                 97,246    977,461       0.0%
      Photo-Me International P.L.C.         132,871    316,263       0.0%
      Playtech P.L.C.                        83,849  1,095,629       0.0%
      Polypipe Group P.L.C.                  40,692    223,109       0.0%
  *   Premier Foods P.L.C.                  483,856    251,971       0.0%
  #*  Premier Oil P.L.C.                    281,596    254,648       0.0%
      Provident Financial P.L.C.             34,868    431,536       0.0%
      Prudential P.L.C.                      26,666    654,527       0.0%
      Prudential P.L.C. ADR                  27,469  1,346,805       0.1%
      PZ Cussons P.L.C.                     100,713    442,028       0.0%
      QinetiQ Group P.L.C.                  278,180    901,729       0.0%
      Randgold Resources, Ltd.               12,791  1,256,943       0.1%
      Rank Group P.L.C.                      65,158    205,968       0.0%
  *   Raven Russia, Ltd.                     28,783     18,861       0.0%
      Reckitt Benckiser Group P.L.C.         17,209  1,539,631       0.1%
      Redrow P.L.C.                         119,778  1,035,780       0.0%
      RELX P.L.C.                            19,573    450,392       0.0%
      RELX P.L.C. Sponsored ADR              24,440    571,652       0.0%
      Renewi P.L.C.                         216,030    297,759       0.0%
      Renishaw P.L.C.                        13,610    895,370       0.0%
  *   Renold P.L.C.                           4,231      2,460       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                         SHARES     VALUE++   OF NET ASSETS**
                                                       ---------- ----------- ---------------
UNITED KINGDOM -- (Continued)
    Rentokil Initial P.L.C.                               393,216 $ 1,753,487       0.1%
    Restaurant Group P.L.C. (The)                          51,020     205,791       0.0%
    Ricardo P.L.C.                                         13,984     151,892       0.0%
    Rightmove P.L.C.                                       21,562   1,189,543       0.0%
    Rio Tinto P.L.C.                                       42,958   2,030,221       0.1%
    Rio Tinto P.L.C. Sponsored ADR                        118,367   5,673,330       0.2%
    RM P.L.C.                                              10,751      23,202       0.0%
    Robert Walters P.L.C.                                  18,804     155,162       0.0%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)               12,843,936      17,059       0.0%
    Rolls-Royce Holdings P.L.C.(B63H849)                  279,216   3,608,302       0.1%
    Rotork P.L.C.                                         395,290   1,379,388       0.1%
*   Royal Bank of Scotland Group P.L.C.                   102,482     384,981       0.0%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR      57,557     436,858       0.0%
    Royal Dutch Shell P.L.C. Class A                      174,646   5,497,805       0.2%
    Royal Dutch Shell P.L.C. Class B                       35,290   1,136,242       0.0%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A       177,031  11,158,248       0.3%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B       149,242   9,754,457       0.3%
    Royal Mail P.L.C.                                     227,876   1,132,351       0.0%
    RPC Group P.L.C.                                      118,773   1,486,393       0.1%
    RPS Group P.L.C.                                       83,208     325,099       0.0%
    RSA Insurance Group P.L.C.                            237,479   1,983,027       0.1%
    Saga P.L.C.                                           180,421     457,891       0.0%
    Sage Group P.L.C. (The)                               217,428   2,152,234       0.1%
    Savills P.L.C.                                         65,738     814,365       0.0%
    Schroders P.L.C.(0239581)                               8,330     278,564       0.0%
    Schroders P.L.C.(0240549)                              13,576     629,883       0.0%
    SDL P.L.C.                                             18,264     130,514       0.0%
    Senior P.L.C.                                         160,568     614,965       0.0%
*   Serco Group P.L.C.                                    179,358     277,798       0.0%
    Severfield P.L.C.                                      55,690      48,252       0.0%
    Severn Trent P.L.C.                                    29,306     821,723       0.0%
    Shire P.L.C.                                           17,173     845,866       0.0%
    Shire P.L.C. ADR                                        3,900     575,757       0.0%
    SIG P.L.C.                                            274,826     629,447       0.0%
*   Sky P.L.C.                                             36,075     451,812       0.0%
    Sky P.L.C. Sponsored ADR                                  701      35,127       0.0%
    Smith & Nephew P.L.C.                                  25,370     478,518       0.0%
    Smith & Nephew P.L.C. Sponsored ADR                    18,108     692,793       0.0%
    Smiths Group P.L.C.                                   121,817   2,541,819       0.1%
    Soco International P.L.C.                              83,733     129,575       0.0%
    Softcat P.L.C.                                          2,054      14,641       0.0%
    Spectris P.L.C.                                        45,266   1,538,974       0.1%
    Speedy Hire P.L.C.                                    129,755      95,284       0.0%
    Spirax-Sarco Engineering P.L.C.                        20,262   1,520,375       0.1%
    Spire Healthcare Group P.L.C.                           8,022      31,652       0.0%
    Spirent Communications P.L.C.                         139,355     182,817       0.0%
*   Sports Direct International P.L.C.                     66,281     348,117       0.0%
    SSE P.L.C.                                            185,272   3,402,687       0.1%
    SSP Group P.L.C.                                      131,493   1,021,185       0.0%
    St James's Place P.L.C.                               118,031   1,844,813       0.1%
    St. Ives P.L.C.                                        14,743      14,396       0.0%
    St. Modwen Properties P.L.C.                           81,897     413,898       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                          --------- ---------- ---------------
 UNITED KINGDOM -- (Continued)
     Stagecoach Group P.L.C.                100,526 $  222,671       0.0%
 *   Standard Chartered P.L.C.              312,499  3,112,449       0.1%
     Standard Life Aberdeen P.L.C.          523,676  2,988,213       0.1%
     Sthree P.L.C.                           10,289     48,516       0.0%
     Stobart Group, Ltd.                     43,495    163,256       0.0%
     SuperGroup P.L.C.                       26,573    654,308       0.0%
     Synthomer P.L.C.                       153,872  1,000,573       0.0%
     TalkTalk Telecom Group P.L.C.          127,693    362,113       0.0%
     Tate & Lyle P.L.C.                     217,157  1,865,439       0.1%
     Taylor Wimpey P.L.C.                 1,157,912  3,068,557       0.1%
     Ted Baker P.L.C.                        10,718    394,414       0.0%
     Telecom Plus P.L.C.                     31,801    515,230       0.0%
     Tesco P.L.C.                           752,450  1,813,094       0.1%
     Thomas Cook Group P.L.C.               631,386  1,004,573       0.0%
     Topps Tiles P.L.C.                      45,654     42,299       0.0%
     TP ICAP P.L.C.                         174,982  1,265,159       0.1%
     Travis Perkins P.L.C.                   72,030  1,454,064       0.1%
     Trifast P.L.C.                           8,295     24,249       0.0%
     Trinity Mirror P.L.C.                  178,060    199,757       0.0%
     TT Electronics P.L.C.                   46,202    136,997       0.0%
     TUI AG(5666292)                         63,010  1,140,741       0.0%
     TUI AG(B11LJN4)                         41,904    756,830       0.0%
 *   Tullow Oil P.L.C.                      572,536  1,385,337       0.1%
     U & I Group P.L.C.                      44,200    108,412       0.0%
     UBM P.L.C.                             103,470    966,626       0.0%
     UDG Healthcare P.L.C.                   72,965    895,907       0.0%
     Ultra Electronics Holdings P.L.C.       43,991  1,065,230       0.0%
     Unilever P.L.C.                          9,090    515,166       0.0%
     Unilever P.L.C. Sponsored ADR           29,794  1,687,830       0.1%
     United Utilities Group P.L.C.           87,349    966,394       0.0%
 *   Vectura Group P.L.C.                   156,103    207,272       0.0%
     Vedanta Resources P.L.C.                31,877    375,911       0.0%
     Vesuvius P.L.C.                        104,802    817,619       0.0%
     Victrex P.L.C.                          44,507  1,417,142       0.1%
     Virgin Money Holdings UK P.L.C.        102,229    396,010       0.0%
     Vitec Group P.L.C. (The)                 9,130    136,586       0.0%
     Vodafone Group P.L.C.                3,174,160  9,079,173       0.3%
     Vodafone Group P.L.C. Sponsored ADR    137,812  3,993,805       0.1%
 *   Volex P.L.C.                             1,437      1,374       0.0%
     Weir Group P.L.C. (The)                 38,637  1,001,651       0.0%
     WH Smith P.L.C.                         31,984    869,571       0.0%
     Whitbread P.L.C.                        31,532  1,546,533       0.1%
     William Hill P.L.C.                    349,049  1,197,768       0.0%
     Wilmington P.L.C.                        2,776      8,742       0.0%
     Wincanton P.L.C.                        24,233     80,476       0.0%
     WM Morrison Supermarkets P.L.C.        759,515  2,261,257       0.1%
     Worldpay Group P.L.C.                  201,659  1,087,065       0.0%
     WPP P.L.C.                              77,375  1,367,929       0.1%
     WPP P.L.C. Sponsored ADR                17,868  1,577,566       0.1%
     Xaar P.L.C.                             21,333    138,951       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                            SHARES     VALUE++     OF NET ASSETS**
                                                            ------- -------------- ---------------
UNITED KINGDOM -- (Continued)
    ZPG P.L.C.                                               49,657 $      230,842       0.0%
                                                                    --------------      ----
TOTAL UNITED KINGDOM                                                   389,291,801      11.6%
                                                                    --------------      ----
UNITED STATES -- (0.0%)
*   Janus Henderson Group P.L.C.                             10,175        353,581       0.0%
                                                                    --------------      ----
TOTAL COMMON STOCKS                                                  3,322,241,933      98.6%
                                                                    --------------      ----
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Alpargatas SA                                            67,407        356,476       0.0%
    Banco ABC Brasil SA                                      37,047        203,281       0.0%
    Banco Bradesco SA                                       103,125      1,093,258       0.1%
    Banco Bradesco SA ADR                                   165,017      1,744,226       0.1%
    Banco do Estado do Rio Grande do Sul SA Class B          92,394        430,436       0.0%
*   Banco Pan SA                                             66,997         40,551       0.0%
    Braskem SA Class A                                       14,800        236,887       0.0%
    Centrais Eletricas Brasileiras SA Class B                43,438        336,478       0.0%
*   Centrais Eletricas Santa Catarina                         2,600         16,071       0.0%
*   Cia Brasileira de Distribuicao                           36,529        850,888       0.1%
    Cia de Gas de Sao Paulo - COMGAS Class A                  6,309         97,201       0.0%
    Cia de Saneamento do Parana                              66,300        219,899       0.0%
    Cia de Transmissao de Energia Eletrica Paulista          10,849        220,542       0.0%
    Cia Energetica de Minas Gerais                          172,337        407,228       0.0%
    Cia Energetica de Sao Paulo Class B                      46,000        182,802       0.0%
    Cia Energetica do Ceara Class A                           2,332         37,475       0.0%
    Cia Ferro Ligas da Bahia - FERBASA                       24,000        123,987       0.0%
    Cia Paranaense de Energia                                23,605        180,322       0.0%
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA   27,346        123,217       0.0%
    Eucatex SA Industria e Comercio                           4,600          5,189       0.0%
    Gerdau SA                                               208,149        696,736       0.0%
*   Gol Linhas Aereas Inteligentes SA                         4,592         19,442       0.0%
    Itau Unibanco Holding SA                                322,101      4,140,357       0.1%
    Itau Unibanco Holding SA ADR                             21,844        279,819       0.0%
    Lojas Americanas SA                                      99,960        537,186       0.0%
    Marcopolo SA                                            200,500        243,324       0.0%
*   Petroleo Brasileiro SA                                  335,363      1,719,206       0.1%
*   Petroleo Brasileiro SA Sponsored ADR                     72,469        742,807       0.0%
    Randon SA Implementos e Participacoes                   105,900        225,636       0.0%
    Suzano Papel e Celulose SA Class A                      113,134        703,089       0.0%
    Telefonica Brasil SA                                      7,400        114,236       0.0%
    Unipar Carbocloro SA Class B                              6,900         27,673       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A          182,086        490,379       0.0%
                                                                    --------------      ----
TOTAL BRAZIL                                                            16,846,304       0.5%
                                                                    --------------      ----
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                             10,803         29,614       0.0%
    Embotelladora Andina SA Class B                          17,884         90,351       0.0%
                                                                    --------------      ----
TOTAL CHILE                                                                119,965       0.0%
                                                                    --------------      ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                             --------- ----------- ---------------
COLOMBIA -- (0.0%)
    Avianca Holdings SA                                        154,857 $   135,918       0.0%
    Banco Davivienda SA                                         22,875     225,437       0.0%
    Grupo Argos SA                                               2,240      13,549       0.0%
    Grupo Aval Acciones y Valores SA                            34,933      14,526       0.0%
    Grupo de Inversiones Suramericana SA                        10,206     126,013       0.0%
                                                                       -----------       ---
TOTAL COLOMBIA                                                             515,443       0.0%
                                                                       -----------       ---
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG                                  9,566     839,345       0.0%
    Biotest AG                                                   5,294     139,816       0.0%
    Draegerwerk AG & Co. KGaA                                    3,002     344,984       0.0%
    Fuchs Petrolub SE                                           11,114     625,856       0.0%
    Henkel AG & Co. KGaA                                         3,488     489,772       0.0%
    Jungheinrich AG                                             26,264   1,196,116       0.1%
    Porsche Automobil Holding SE                                20,128   1,472,875       0.1%
    Sartorius AG                                                 7,040     657,368       0.0%
    Schaeffler AG                                               10,648     169,772       0.0%
    Sixt SE                                                      8,363     542,542       0.0%
    STO SE & Co. KGaA                                              791     119,269       0.0%
    Villeroy & Boch AG                                           6,080     142,193       0.0%
    Volkswagen AG                                               35,025   6,413,187       0.2%
                                                                       -----------       ---
TOTAL GERMANY                                                           13,153,095       0.4%
                                                                       -----------       ---
INDIA -- (0.0%)
    UPL, Ltd., 5.000%                                            4,620       1,070       0.0%
                                                                       -----------       ---
TOTAL PREFERRED STOCKS                                                  30,635,877       0.9%
                                                                       -----------       ---
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Nufarm, Ltd. Rights 11/15/17                                17,864      23,242       0.0%
*   Westgold Resources, Ltd. Rights 06/30/19                    10,592       2,635       0.0%
                                                                       -----------       ---
TOTAL AUSTRALIA                                                             25,877       0.0%
                                                                       -----------       ---
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13                                 4,255          --       0.0%
                                                                       -----------       ---
BRAZIL -- (0.0%)
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JB86)      1,801         529       0.0%
*   Cia Energetica de Minas Gerais Rights 11/29/17(BD6JBC0)     27,380       9,709       0.0%
*   Helbor Empreendimentos SA Rights 11/16/17                   38,566         589       0.0%
                                                                       -----------       ---
TOTAL BRAZIL                                                                10,827       0.0%
                                                                       -----------       ---
CHILE -- (0.0%)
*   Cia Sud Americana de Vapores SA Rights 11/08/17          1,201,924      11,142       0.0%
                                                                       -----------       ---
FRANCE -- (0.0%)
*   Archos Warrants 12/31/18                                     2,165          40       0.0%
*   Maurel et prom Rights 12/31/00                              64,889          --       0.0%
                                                                       -----------       ---
TOTAL FRANCE                                                                    40       0.0%
                                                                       -----------       ---

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                                           SHARES   VALUE++  OF NET ASSETS**
                                                                          --------- -------- ---------------
HONG KONG -- (0.0%)
*   Shougang Concord International Enterprises Co., Ltd. Rights 11/08/17  1,446,000 $    741       0.0%
                                                                                    --------       ---
INDIA -- (0.0%)
*   HCL Infosystems, Ltd. Rights 10/31/17                                    17,491      216       0.0%
*   Karur Vysya Bank, Ltd. (The) Rights 11/10/17                             12,131    9,533       0.0%
                                                                                    --------       ---
TOTAL INDIA                                                                            9,749       0.0%
                                                                                    --------       ---
MALAYSIA -- (0.0%)
*   Sunway Bhd Warrants 10/03/24                                             66,599   10,068       0.0%
                                                                                    --------       ---
SOUTH KOREA -- (0.0%)
*   Hanwha Non Life Insurance Co., Ltd Rights 11/02/17                        4,445    3,769       0.0%
*   Harim Co., Ltd. Rights 12/05/17                                           5,825    5,303       0.0%
*   Hyundai Construction Equipment Co., Ltd. Rights 11/14/17                     78    6,928       0.0%
*   Hyundai Pharmaceutical Co., Ltd. Rights 04/12/17                            658      291       0.0%
*   Sunjin Co., Ltd. Rights 11/09/17                                          1,387    4,271       0.0%
                                                                                    --------       ---
TOTAL SOUTH KOREA                                                                     20,562       0.0%
                                                                                    --------       ---
SPAIN -- (0.0%)
*   Banco Santander SA Rights 11/01/17                                      904,604   43,203       0.0%
*   Ferrovial SA Rights 11/13/17                                             21,074   10,138       0.0%
*   Liberbank SA Rights 11/10/17                                            203,679   73,312       0.0%
*   Papeles y Cartones de Europa SA Rights 11/16/17                          23,327    9,565       0.0%
                                                                                    --------       ---
TOTAL SPAIN                                                                          136,218       0.0%
                                                                                    --------       ---
SWITZERLAND -- (0.0%)
*   Evolva Holding, Ltd. Rights 11/08/17                                     73,727    4,434       0.0%
                                                                                    --------       ---
TAIWAN -- (0.0%)
*   CTBC Financial Holding Co., Ltd. Rights 12/15/17                         26,046       --       0.0%
*   Materials Analysis Technology, Inc. Rights 11/12/17                       2,422      418       0.0%
*   Ta Chen Stainless PIpe Co. Rights 12/11/17                               18,360      670       0.0%
*   TSEC Corp. Rights 11/15/17                                                6,372      211       0.0%
*   Winbond Electronics Corp. Rights 12/11/17                               105,117   14,290       0.0%
*   Yang Ming Marine Transport Corp. Rights 11/17/17                         74,581      865       0.0%
                                                                                    --------       ---
TOTAL TAIWAN                                                                          16,454       0.0%
                                                                                    --------       ---
THAILAND -- (0.0%)
*   SIM Rights 11/03/17                                                     467,600    2,111       0.0%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                      SHARES      VALUE++     OF NET ASSETS**
                                                     --------- -------------- ---------------
 THAILAND -- (Continued)
 *             Supalai PCL Warrants 10/19/17            65,775 $       40,788        0.0%
                                                               --------------      -----
 TOTAL THAILAND                                                        42,899        0.0%
                                                               --------------      -----
 TOTAL RIGHTS/WARRANTS                                                289,011        0.0%
                                                               --------------      -----
 TOTAL INVESTMENT SECURITIES                                    3,353,166,821
                                                               --------------

                                                                  VALUE+
                                                               --------------
 SECURITIES LENDING COLLATERAL -- (1.0%)
 (S)@          DFA Short Term Investment Fund        2,876,530     33,284,324        1.0%
                                                               --------------      -----
 TOTAL INVESTMENTS -- (100.0%) (Cost $2,566,976,511)           $3,386,451,145      100.5%
                                                               ==============      =====

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                           ----------------------------------------------
                             LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                           ------------ ------------ ------- ------------
       Common Stocks
          Australia        $  2,535,880 $145,070,139   --    $147,606,019
          Austria                    --   17,684,415   --      17,684,415
          Belgium             1,179,769   37,315,702   --      38,495,471
          Brazil             47,828,465           --   --      47,828,465
          Canada            205,564,182           --   --     205,564,182
          Chile               3,452,640    7,940,574   --      11,393,214
          China              24,994,798  214,621,636   --     239,616,434
          Colombia            2,536,277           --   --       2,536,277
          Czech Republic             --      933,665   --         933,665
          Denmark             1,535,748   42,819,112   --      44,354,860
          Egypt                      --      137,803   --         137,803
          Finland                28,134   46,065,865   --      46,093,999
          France              3,469,222  184,185,649   --     187,654,871
          Germany            11,338,697  178,675,494   --     190,014,191
          Greece                     --    2,564,510   --       2,564,510
          Hong Kong             307,082   71,284,544   --      71,591,626
          Hungary                    --    3,330,692   --       3,330,692
          India               2,971,253   97,886,160   --     100,857,413
          Indonesia             358,158   19,980,670   --      20,338,828
          Ireland             2,584,265   10,516,562   --      13,100,827
          Israel              2,387,509   15,061,951   --      17,449,460
          Italy               2,259,252   69,424,909   --      71,684,161
          Japan              14,941,869  580,625,846   --     595,567,715
          Malaysia                   --   22,310,739   --      22,310,739
          Mexico             26,461,128        9,076   --      26,470,204
          Netherlands        12,074,952   59,233,658   --      71,308,610
          New Zealand            29,682   10,810,638   --      10,840,320
          Norway                797,643   20,169,717   --      20,967,360
          Peru                  748,154           --   --         748,154
          Philippines           156,109    8,884,784   --       9,040,893
          Poland                     --   13,215,588   --      13,215,588
          Portugal                   --    7,068,346   --       7,068,346
          Russia              1,580,101    7,364,388   --       8,944,489
          Singapore                  --   30,678,480   --      30,678,480
          South Africa        5,842,330   53,827,365   --      59,669,695
          South Korea         6,414,410  128,493,246   --     134,907,656
          Spain               4,549,893   55,860,356   --      60,410,249
          Sweden                568,098   73,692,558   --      74,260,656
          Switzerland        15,812,285  131,926,592   --     147,738,877
          Taiwan              5,442,858  118,201,969   --     123,644,827
          Thailand           22,781,701       29,795   --      22,811,496
          Turkey                 85,984   11,074,830   --      11,160,814
          United Kingdom     84,782,577  304,509,224   --     389,291,801
          United States              --      353,581   --         353,581
       Preferred Stocks
          Brazil             16,846,304           --   --      16,846,304
          Chile                      --      119,965   --         119,965
          Colombia              515,443           --   --         515,443
          Germany                    --   13,153,095   --      13,153,095
          India                   1,070           --   --           1,070
       Rights/Warrants
          Australia                  --       25,877   --          25,877
          Brazil                     --       10,827   --          10,827
          Chile                      --       11,142   --          11,142
          France                     --           40   --              40

    Hong Kong                             --            741 --             741
    India                                 --          9,749 --           9,749
    Malaysia                              --         10,068 --          10,068
    South Korea                           --         20,562 --          20,562
    Spain                                 --        136,218 --         136,218
    Switzerland                           --          4,434 --           4,434
    Taiwan                                --         16,454 --          16,454
    Thailand                              --         42,899 --          42,899
 Securities Lending Collateral            --     33,284,324 --      33,284,324
                                ------------ -------------- --  --------------
 TOTAL                          $535,763,922 $2,850,687,223 --  $3,386,451,145
                                ============ ============== ==  ==============

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
COMMON STOCKS -- (98.3%)
Consumer Discretionary -- (14.6%)
*   1-800-Flowers.com, Inc. Class A                                 44,330 $    416,702       0.0%
    Aaron's, Inc.                                                   58,430    2,150,224       0.1%
#   Adient P.L.C.                                                   22,979    1,938,508       0.0%
#   Adtalem Global Education, Inc.                                  35,557    1,313,831       0.0%
#*  Ascent Capital Group, Inc. Class A                               8,450       95,063       0.0%
#   Autoliv, Inc.                                                    9,404    1,174,183       0.0%
#*  AV Homes, Inc.                                                   3,852       64,136       0.0%
*   Ballantyne Strong, Inc.                                          9,030       57,490       0.0%
#*  Barnes & Noble Education, Inc.                                   7,710       42,020       0.0%
    Barnes & Noble, Inc.                                            55,600      389,200       0.0%
    Bassett Furniture Industries, Inc.                               2,900      112,520       0.0%
#   Beasley Broadcast Group, Inc. Class A                            9,471       89,501       0.0%
*   Beazer Homes USA, Inc.                                           4,326       90,759       0.0%
*   Belmond, Ltd. Class A                                           75,198      988,854       0.0%
#   Best Buy Co., Inc.                                             197,800   11,072,844       0.2%
#   Big 5 Sporting Goods Corp.                                      16,901      107,321       0.0%
*   Biglari Holdings, Inc.                                               8        2,860       0.0%
#*  BJ's Restaurants, Inc.                                          16,658      528,059       0.0%
#*  Build-A-Bear Workshop, Inc.                                     25,874      201,817       0.0%
    Caleres, Inc.                                                   74,697    2,041,469       0.0%
    Callaway Golf Co.                                               38,543      556,175       0.0%
*   Cambium Learning Group, Inc.                                    37,733      230,926       0.0%
    Canterbury Park Holding Corp.                                    2,755       35,815       0.0%
    Carnival Corp.                                                 489,649   32,507,797       0.5%
#   Carriage Services, Inc.                                         20,916      541,724       0.0%
*   Cavco Industries, Inc.                                           7,600    1,192,440       0.0%
#   CBS Corp. Class A                                               16,584      942,469       0.0%
*   Century Communities, Inc.                                        1,809       51,647       0.0%
*   Charter Communications, Inc. Class A                           339,394  113,415,293       1.7%
#*  Christopher & Banks Corp.                                       44,704       52,751       0.0%
#   Churchill Downs, Inc.                                            7,682    1,602,081       0.0%
    Citi Trends, Inc.                                                3,415       74,310       0.0%
#   Columbia Sportswear Co.                                          8,634      538,589       0.0%
    Comcast Corp. Class A                                        7,221,594  260,194,032       3.9%
#*  Conn's, Inc.                                                    25,450      782,587       0.0%
#   Core-Mark Holding Co., Inc.                                     96,236    3,277,798       0.1%
    CSS Industries, Inc.                                            10,465      313,741       0.0%
    Culp, Inc.                                                      10,036      318,141       0.0%
*   Delta Apparel, Inc.                                              7,532      157,645       0.0%
#*  Destination Maternity Corp.                                        200          464       0.0%
#   Dillard's, Inc. Class A                                        120,300    6,111,240       0.1%
*   Discovery Communications, Inc. Class B                           3,762       88,971       0.0%
*   Discovery Communications, Inc. Class C                           3,762       67,001       0.0%
#*  Dixie Group, Inc. (The)                                         11,800       45,430       0.0%
#*  Dorman Products, Inc.                                            9,311      643,483       0.0%
    Dover Motorsports, Inc.                                          1,889        3,684       0.0%
    DR Horton, Inc.                                                208,125    9,201,206       0.2%
#   Educational Development Corp.                                    1,679       20,988       0.0%
#*  Eldorado Resorts, Inc.                                          18,512      475,758       0.0%
    Escalade, Inc.                                                     277        3,421       0.0%
#*  EW Scripps Co. (The) Class A                                    81,265    1,409,135       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   Finish Line, Inc. (The) Class A                                 38,600 $   357,822       0.0%
    Flanigan's Enterprises, Inc.                                       865      18,684       0.0%
    Flexsteel Industries, Inc.                                       2,068     103,958       0.0%
    Ford Motor Co.                                               2,865,869  35,164,213       0.5%
#   Fred's, Inc. Class A                                            47,275     208,483       0.0%
*   FTD Cos., Inc.                                                  17,602     190,102       0.0%
#*  G-III Apparel Group, Ltd.                                       22,788     577,448       0.0%
#   GameStop Corp. Class A                                         104,752   1,957,815       0.0%
    Gaming Partners International Corp.                                500       5,440       0.0%
#   Gannett Co., Inc.                                               59,819     520,425       0.0%
    General Motors Co.                                           1,095,598  47,088,802       0.7%
*   Genesco, Inc.                                                   11,856     290,472       0.0%
    Graham Holdings Co. Class B                                      5,780   3,216,281       0.1%
*   Gray Television, Inc.                                           46,874     729,828       0.0%
#   Group 1 Automotive, Inc.                                        57,936   4,552,032       0.1%
#   Guess?, Inc.                                                    59,800     969,358       0.0%
#*  Hamilton Beach Brands Holding Co. Class A                        6,832     264,877       0.0%
#   Hamilton Beach Brands Holding Co. Class B                        6,832     264,877       0.0%
    Haverty Furniture Cos., Inc.                                    33,479     798,474       0.0%
*   Helen of Troy, Ltd.                                             61,653   5,727,564       0.1%
    Hooker Furniture Corp.                                          14,814     702,184       0.0%
*   Hyatt Hotels Corp. Class A                                      14,601     914,899       0.0%
#*  Iconix Brand Group, Inc.                                        41,336      67,791       0.0%
    International Speedway Corp. Class A                            24,844     965,189       0.0%
*   J Alexander's Holdings, Inc.                                     2,666      27,993       0.0%
#*  JAKKS Pacific, Inc.                                             13,103      36,033       0.0%
#*  JC Penney Co., Inc.                                             85,215     238,602       0.0%
    Johnson Outdoors, Inc. Class A                                  15,588   1,172,373       0.0%
#   KB Home                                                         30,800     844,844       0.0%
    Kohl's Corp.                                                    14,353     599,381       0.0%
    La-Z-Boy, Inc.                                                  56,332   1,518,147       0.0%
*   Lakeland Industries, Inc.                                        9,887     156,709       0.0%
#*  Lands' End, Inc.                                                16,864     183,818       0.0%
    Lennar Corp. Class A                                           224,100  12,475,647       0.2%
    Lennar Corp. Class B                                             7,868     377,271       0.0%
*   Liberty Broadband Corp. Class A                                 24,095   2,077,230       0.1%
*   Liberty Broadband Corp. Class B                                  1,905     166,764       0.0%
#*  Liberty Broadband Corp. Class C                                 67,601   5,900,891       0.1%
*   Liberty Expedia Holdings, Inc. Class A                          80,904   3,729,674       0.1%
#*  Liberty Expedia Holdings, Inc. Class B                           3,457     156,775       0.0%
*   Liberty Interactive Corp., QVC Group Class A                   815,470  18,527,478       0.3%
#*  Liberty Interactive Corp., QVC Group Class B                    35,706     813,204       0.0%
*   Liberty Media Corp.-Liberty Braves Class A                       9,638     226,300       0.0%
#*  Liberty Media Corp.-Liberty Braves Class B                         762      19,077       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                      20,801     491,112       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A                 17,043     620,365       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C                 44,409   1,693,759       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                    96,383   4,020,135       0.1%
*   Liberty Media Corp.-Liberty SiriusXM Class B                     7,622     323,821       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                   208,010   8,663,616       0.1%
*   Liberty TripAdvisor Holdings, Inc. Class A                      76,802     829,462       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class B                       3,570      43,822       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#*  Liberty Ventures Series A                                    121,356 $ 6,912,438       0.1%
#*  Liberty Ventures Series B                                      5,186     310,512       0.0%
    Lifetime Brands, Inc.                                         16,431     306,438       0.0%
#*  Lions Gate Entertainment Corp. Class A                         4,691     136,133       0.0%
#*  Lions Gate Entertainment Corp. Class B                             1          28       0.0%
#   Lithia Motors, Inc. Class A                                   34,933   3,953,717       0.1%
*   Luby's, Inc.                                                  20,677      49,832       0.0%
*   M/I Homes, Inc.                                               37,930   1,266,862       0.0%
*   Madison Square Garden Co. (The) Class A                        9,852   2,193,942       0.1%
    Marcus Corp. (The)                                            18,899     513,108       0.0%
*   MarineMax, Inc.                                               29,164     540,992       0.0%
    Marriott Vacations Worldwide Corp.                             2,531     333,130       0.0%
#   Meredith Corp.                                                32,676   1,731,828       0.0%
*   Meritage Homes Corp.                                          28,156   1,371,197       0.0%
    MGM Resorts International                                    227,871   7,143,756       0.1%
*   Modine Manufacturing Co.                                      14,650     308,383       0.0%
*   Mohawk Industries, Inc.                                       98,740  25,846,182       0.4%
*   Monarch Casino & Resort, Inc.                                  1,103      49,205       0.0%
#*  Motorcar Parts of America, Inc.                               13,074     377,969       0.0%
    Movado Group, Inc.                                            21,998     609,345       0.0%
#*  MSG Networks, Inc. Class A                                    29,558     512,831       0.0%
#*  Murphy USA, Inc.                                              30,778   2,288,652       0.1%
#   Newell Brands, Inc.                                          209,562   8,545,938       0.1%
    News Corp. Class A                                           402,247   5,494,694       0.1%
    News Corp. Class B                                            99,903   1,388,652       0.0%
#   Nexstar Media Group, Inc. Class A                              3,146     200,715       0.0%
    Office Depot, Inc.                                           181,609     562,988       0.0%
#*  Overstock.com, Inc.                                           20,830     956,097       0.0%
#   Penske Automotive Group, Inc.                                 43,845   2,044,054       0.0%
*   Perry Ellis International, Inc.                               15,092     351,493       0.0%
    PulteGroup, Inc.                                             143,221   4,329,571       0.1%
    PVH Corp.                                                     31,964   4,053,355       0.1%
    RCI Hospitality Holdings, Inc.                                12,026     331,316       0.0%
#*  Red Robin Gourmet Burgers, Inc.                               31,175   2,132,370       0.1%
*   Regis Corp.                                                   44,912     670,536       0.0%
#   Rent-A-Center, Inc.                                           58,311     579,611       0.0%
    Rocky Brands, Inc.                                             8,729     159,741       0.0%
    Royal Caribbean Cruises, Ltd.                                322,500  39,915,825       0.6%
*   Ruby Tuesday, Inc.                                            17,500      41,475       0.0%
    Saga Communications, Inc. Class A                              8,693     380,319       0.0%
    Salem Media Group, Inc.                                       10,922      69,901       0.0%
    Scholastic Corp.                                              30,900   1,141,446       0.0%
#*  Sequential Brands Group, Inc.                                     70         182       0.0%
*   Shiloh Industries, Inc.                                       15,461     143,478       0.0%
#   Shoe Carnival, Inc.                                           32,650     612,841       0.0%
#   Sonic Automotive, Inc. Class A                                17,000     337,450       0.0%
    Speedway Motorsports, Inc.                                    14,935     297,953       0.0%
    Standard Motor Products, Inc.                                 37,342   1,630,725       0.0%
*   Stoneridge, Inc.                                              19,361     440,269       0.0%
    Strattec Security Corp.                                        5,224     241,088       0.0%
#   Superior Industries International, Inc.                       23,275     361,926       0.0%
    Superior Uniform Group, Inc.                                  17,956     421,427       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Discretionary -- (Continued)
*   Tandy Leather Factory, Inc.                                      9,974 $     78,296       0.0%
#   Target Corp.                                                    41,911    2,474,425       0.1%
#   TEGNA, Inc.                                                    119,639    1,463,185       0.0%
    Time Warner, Inc.                                            1,534,860  150,861,389       2.3%
    Time, Inc.                                                     191,857    2,225,541       0.1%
    Toll Brothers, Inc.                                            179,799    8,277,946       0.1%
#*  Tuesday Morning Corp.                                           60,500      187,550       0.0%
    Twenty-First Century Fox, Inc. Class A                       1,287,383   33,665,065       0.5%
    Twenty-First Century Fox, Inc. Class B                         550,972   14,022,237       0.2%
*   Unifi, Inc.                                                     41,401    1,575,308       0.0%
#*  Universal Electronics, Inc.                                      3,206      192,360       0.0%
#*  Vista Outdoor, Inc.                                             69,826    1,460,062       0.0%
*   VOXX International Corp.                                         3,750       25,125       0.0%
    Walt Disney Co. (The)                                           26,220    2,564,578       0.1%
#   Whirlpool Corp.                                                 30,049    4,925,933       0.1%
#*  William Lyon Homes Class A                                      23,600      654,900       0.0%
                                                                           ------------      ----
Total Consumer Discretionary                                                988,573,240      14.8%
                                                                           ------------      ----
Consumer Staples -- (7.4%)
#   Alico, Inc.                                                        960       31,584       0.0%
*   Alliance One International, Inc.                                 3,508       37,536       0.0%
    Andersons, Inc. (The)                                           23,660      886,067       0.0%
    Archer-Daniels-Midland Co.                                     813,476   33,246,764       0.5%
#   Bob Evans Farms, Inc.                                           32,778    2,530,134       0.1%
    Bunge, Ltd.                                                    121,368    8,347,691       0.1%
*   CCA Industries, Inc.                                             8,323       24,927       0.0%
#*  Central Garden & Pet Co.                                        25,184      961,525       0.0%
*   Central Garden & Pet Co. Class A                                48,121    1,776,146       0.0%
    Constellation Brands, Inc. Class B                              12,615    2,734,301       0.1%
#*  Craft Brew Alliance, Inc.                                        9,754      178,011       0.0%
    CVS Health Corp.                                             1,510,745  103,531,355       1.6%
    Fresh Del Monte Produce, Inc.                                   39,437    1,755,341       0.0%
*   Hain Celestial Group, Inc. (The)                                87,292    3,144,258       0.1%
    Ingles Markets, Inc. Class A                                    11,437      266,482       0.0%
    Ingredion, Inc.                                                 62,117    7,786,366       0.1%
#   JM Smucker Co. (The)                                           108,204   11,475,034       0.2%
#   John B. Sanfilippo & Son, Inc.                                  10,428      613,688       0.0%
    Kraft Heinz Co. (The)                                          180,916   13,990,234       0.2%
#*  Landec Corp.                                                    37,056      490,992       0.0%
    Molson Coors Brewing Co. Class A                                 1,908      158,221       0.0%
    Molson Coors Brewing Co. Class B                               186,550   15,086,298       0.2%
    Mondelez International, Inc. Class A                         2,081,099   86,219,932       1.3%
    Oil-Dri Corp. of America                                         5,047      212,024       0.0%
    Omega Protein Corp.                                             25,852      566,159       0.0%
#*  Post Holdings, Inc.                                             50,201    4,163,169       0.1%
#   Sanderson Farms, Inc.                                           16,100    2,408,077       0.0%
    Seaboard Corp.                                                   1,812    7,973,017       0.1%
*   Seneca Foods Corp. Class A                                       6,301      226,836       0.0%
*   Seneca Foods Corp. Class B                                         300       11,355       0.0%
#   Snyder's-Lance, Inc.                                            32,153    1,209,917       0.0%
    SpartanNash Co.                                                 34,281      841,599       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Consumer Staples -- (Continued)
#*  TreeHouse Foods, Inc.                                           24,190 $  1,605,732       0.0%
    Tyson Foods, Inc. Class A                                      405,030   29,530,737       0.5%
#   Universal Corp.                                                 22,290    1,278,332       0.0%
    Wal-Mart Stores, Inc.                                        1,266,497  110,577,853       1.7%
    Walgreens Boots Alliance, Inc.                                 725,538   48,081,403       0.7%
#   Weis Markets, Inc.                                              11,602      450,506       0.0%
                                                                           ------------       ---
Total Consumer Staples                                                      504,409,603       7.6%
                                                                           ------------       ---
Energy -- (11.9%)
    Adams Resources & Energy, Inc.                                   6,004      257,812       0.0%
    Anadarko Petroleum Corp.                                       258,932   12,783,473       0.2%
    Andeavor                                                       185,538   19,711,557       0.3%
#   Apache Corp.                                                    15,708      649,840       0.0%
    Archrock, Inc.                                                  69,200      830,400       0.0%
    Baker Hughes a GE Co.                                            4,305      135,306       0.0%
#   Bristow Group, Inc.                                             32,315      305,054       0.0%
#*  Callon Petroleum Co.                                            13,214      146,543       0.0%
    Chevron Corp.                                                1,102,451  127,763,046       1.9%
#*  Cloud Peak Energy, Inc.                                         33,115      140,739       0.0%
    ConocoPhillips                                               1,489,306   76,178,002       1.2%
*   Dawson Geophysical Co.                                              11           49       0.0%
    Delek US Holdings, Inc.                                         69,131    1,800,863       0.1%
    EOG Resources, Inc.                                              8,874      886,246       0.0%
*   Era Group, Inc.                                                 24,458      263,168       0.0%
*   Exterran Corp.                                                  34,600    1,116,542       0.0%
    Exxon Mobil Corp.                                            2,900,873  241,787,765       3.6%
    Green Plains, Inc.                                              26,534      488,226       0.0%
    Gulf Island Fabrication, Inc.                                   15,018      197,487       0.0%
*   Helix Energy Solutions Group, Inc.                             103,010      702,528       0.0%
#   Helmerich & Payne, Inc.                                         95,808    5,203,332       0.1%
#   Hess Corp.                                                     165,152    7,293,112       0.1%
    HollyFrontier Corp.                                             32,210    1,190,160       0.0%
#*  Hornbeck Offshore Services, Inc.                                 6,900       25,737       0.0%
*   International Seaways, Inc.                                         12          242       0.0%
    Kinder Morgan, Inc.                                          1,059,790   19,192,797       0.3%
    Marathon Oil Corp.                                             467,019    6,641,010       0.1%
    Marathon Petroleum Corp.                                       903,936   54,001,137       0.8%
*   Matrix Service Co.                                              15,423      217,464       0.0%
#   Murphy Oil Corp.                                               108,993    2,915,563       0.1%
#   Nabors Industries, Ltd.                                        181,974    1,024,514       0.0%
    NACCO Industries, Inc. Class A                                   6,832      284,211       0.0%
#   National Oilwell Varco, Inc.                                   213,118    7,286,504       0.1%
*   Natural Gas Services Group, Inc.                                15,026      417,723       0.0%
*   Newpark Resources, Inc.                                         85,815      750,881       0.0%
    Noble Energy, Inc.                                             133,794    3,728,839       0.1%
    Occidental Petroleum Corp.                                     327,755   21,163,140       0.3%
*   Parker Drilling Co.                                            103,773      108,962       0.0%
#   Patterson-UTI Energy, Inc.                                     152,325    3,012,988       0.1%
*   PDC Energy, Inc.                                                24,103    1,227,566       0.0%
*   PHI, Inc. Non-Voting                                            13,870      162,140       0.0%
*   PHI, Inc. Voting                                                   577        6,589       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Energy -- (Continued)
    Phillips 66                                                    775,455 $ 70,628,441       1.1%
*   Pioneer Energy Services Corp.                                   74,262      141,098       0.0%
#   Pioneer Natural Resources Co.                                   88,400   13,230,828       0.2%
#*  Renewable Energy Group, Inc.                                     2,882       34,872       0.0%
#*  REX American Resources Corp.                                     4,050      357,129       0.0%
#*  Rowan Cos. P.L.C. Class A                                      118,378    1,696,357       0.0%
    Schlumberger, Ltd.                                             603,242   38,607,488       0.6%
*   SEACOR Holdings, Inc.                                           16,104      760,109       0.0%
#*  SEACOR Marine Holdings, Inc.                                    14,842      210,014       0.0%
#   SemGroup Corp. Class A                                           4,727      123,138       0.0%
    Ship Finance International, Ltd.                                12,481      185,967       0.0%
#*  Superior Energy Services, Inc.                                  75,686      667,551       0.0%
#*  Tesco Corp.                                                      3,745       14,418       0.0%
#*  Unit Corp.                                                      52,140      976,061       0.0%
    Valero Energy Corp.                                            605,899   47,799,372       0.7%
#*  Whiting Petroleum Corp.                                         16,007       96,202       0.0%
    Williams Cos., Inc. (The)                                      216,857    6,180,424       0.1%
                                                                           ------------      ----
Total Energy                                                                803,708,726      12.1%
                                                                           ------------      ----
Financials -- (23.4%)
#   1st Source Corp.                                                45,305    2,324,600       0.0%
    Aflac, Inc.                                                    170,305   14,286,886       0.2%
*   Alleghany Corp.                                                  3,115    1,763,775       0.0%
    Allstate Corp. (The)                                           211,174   19,820,792       0.3%
    American Equity Investment Life Holding Co.                     88,700    2,617,537       0.0%
    American Financial Group, Inc.                                 173,596   18,312,642       0.3%
    American International Group, Inc.                             665,461   42,995,435       0.7%
    American National Insurance Co.                                 23,302    2,836,552       0.1%
    AmeriServ Financial, Inc.                                       33,075      135,607       0.0%
#*  Arch Capital Group, Ltd.                                         3,094      308,286       0.0%
    Argo Group International Holdings, Ltd.                         51,636    3,250,486       0.1%
    Aspen Insurance Holdings, Ltd.                                 102,623    4,402,527       0.1%
    Associated Banc-Corp                                            31,434      795,280       0.0%
    Assurant, Inc.                                                  65,820    6,624,783       0.1%
    Assured Guaranty, Ltd.                                         122,989    4,562,892       0.1%
*   Asta Funding, Inc.                                                 885        6,328       0.0%
*   Atlanticus Holdings Corp.                                       12,867       29,208       0.0%
    Axis Capital Holdings, Ltd.                                      8,510      462,859       0.0%
#   Baldwin & Lyons, Inc. Class A                                      300        6,750       0.0%
    Baldwin & Lyons, Inc. Class B                                    6,556      150,460       0.0%
*   Bancorp, Inc. (The)                                                459        3,860       0.0%
    Bank Mutual Corp.                                               14,475      153,073       0.0%
    Bank of America Corp.                                        5,929,137  162,399,062       2.4%
    Bank of New York Mellon Corp. (The)                            732,922   37,708,837       0.6%
    BankFinancial Corp.                                             19,548      309,640       0.0%
    Bar Harbor Bankshares                                            2,733       82,619       0.0%
#   BB&T Corp.                                                     249,646   12,292,569       0.2%
    BCB Bancorp, Inc.                                                1,059       14,879       0.0%
    Berkshire Hills Bancorp, Inc.                                   30,747    1,177,610       0.0%
*   Brighthouse Financial, Inc.                                     86,355    5,369,554       0.1%
    Capital City Bank Group, Inc.                                   14,283      352,219       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Capital One Financial Corp.                                    372,872 $ 34,371,341       0.5%
    Cathay General Bancorp                                          17,730      741,114       0.0%
    Century Bancorp, Inc. Class A                                      495       42,050       0.0%
    Chubb, Ltd.                                                    159,255   24,018,839       0.4%
    Cincinnati Financial Corp.                                      12,284      861,968       0.0%
#   CIT Group, Inc.                                                 45,907    2,140,184       0.0%
    Citigroup, Inc.                                              1,870,326  137,468,961       2.1%
    Citizens Community Bancorp, Inc.                                10,355      140,932       0.0%
    CME Group, Inc.                                                214,109   29,369,332       0.5%
#   CNA Financial Corp.                                            200,051   10,828,761       0.2%
    CNO Financial Group, Inc.                                      301,264    7,221,298       0.1%
    Codorus Valley Bancorp, Inc.                                       151        4,784       0.0%
    Comerica, Inc.                                                  16,431    1,290,984       0.0%
    Community West Bancshares                                          400        4,180       0.0%
#*  Consumer Portfolio Services, Inc.                               26,500      115,275       0.0%
#*  Cowen, Inc.                                                      3,989       59,835       0.0%
    Donegal Group, Inc. Class A                                     12,386      212,296       0.0%
*   E*TRADE Financial Corp.                                         89,699    3,909,979       0.1%
    EMC Insurance Group, Inc.                                       23,450      690,837       0.0%
    Enterprise Financial Services Corp.                                436       19,010       0.0%
    ESSA Bancorp, Inc.                                               8,217      132,869       0.0%
#   Evans Bancorp, Inc.                                              1,681       73,208       0.0%
    Everest Re Group, Ltd.                                          34,913    8,290,092       0.1%
    Farmers Capital Bank Corp.                                         302       12,563       0.0%
    FBL Financial Group, Inc. Class A                               24,660    1,907,451       0.0%
    Federal Agricultural Mortgage Corp. Class A                        177       12,965       0.0%
    Federal Agricultural Mortgage Corp. Class C                      9,200      683,008       0.0%
    Federated National Holding Co.                                  13,665      209,621       0.0%
#   Fidelity Southern Corp.                                          7,213      158,181       0.0%
    Fifth Third Bancorp                                            127,045    3,671,600       0.1%
*   First Acceptance Corp.                                          27,347       27,484       0.0%
#   First American Financial Corp.                                  61,982    3,373,060       0.1%
    First Bancorp                                                   16,138      592,265       0.0%
    First Business Financial Services, Inc.                            964       21,430       0.0%
    First Citizens BancShares, Inc. Class A                          8,627    3,493,935       0.1%
    First Commonwealth Financial Corp.                              30,547      444,764       0.0%
    First Community Bancshares, Inc.                                   183        5,466       0.0%
    First Defiance Financial Corp.                                  10,880      589,696       0.0%
    First Financial Northwest, Inc.                                 25,371      421,920       0.0%
    First Interstate Bancsystem, Inc. Class A                        2,348       92,276       0.0%
    First Merchants Corp.                                           36,312    1,561,416       0.0%
    First Midwest Bancorp, Inc.                                      7,168      165,509       0.0%
#   First South Bancorp, Inc.                                        2,278       42,485       0.0%
    FNB Corp.                                                       63,117      851,448       0.0%
*   FNFV Group                                                      15,438      266,305       0.0%
*   Genworth Financial, Inc. Class A                                34,964      115,731       0.0%
*   Global Indemnity, Ltd.                                           8,282      347,596       0.0%
    Goldman Sachs Group, Inc. (The)                                209,155   50,715,904       0.8%
    Great Southern Bancorp, Inc.                                     1,616       86,860       0.0%
    Great Western Bancorp, Inc.                                        260       10,553       0.0%
    Guaranty Federal Bancshares, Inc.                                1,684       35,600       0.0%
*   Hallmark Financial Services, Inc.                               20,834      241,466       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
    Hanover Insurance Group, Inc. (The)                             88,829 $  8,738,997       0.1%
    Hartford Financial Services Group, Inc. (The)                  289,028   15,910,991       0.2%
    Heartland Financial USA, Inc.                                      465       22,901       0.0%
    Hilltop Holdings, Inc.                                          26,171      616,589       0.0%
*   HMN Financial, Inc.                                              3,456       63,418       0.0%
    Home Bancorp, Inc.                                                 719       30,802       0.0%
    HopFed Bancorp, Inc.                                             6,781       97,714       0.0%
    Horace Mann Educators Corp.                                     58,206    2,549,423       0.0%
    Huntington Bancshares, Inc.                                     70,847      977,689       0.0%
    Iberiabank Corp.                                                   697       51,404       0.0%
    Infinity Property & Casualty Corp.                              15,800    1,490,730       0.0%
    International Bancshares Corp.                                     800       32,480       0.0%
    Investment Technology Group, Inc.                               23,677      555,699       0.0%
    Investors Title Co.                                              1,069      202,789       0.0%
    Janus Henderson Group P.L.C.                                    11,721      407,305       0.0%
    JPMorgan Chase & Co.                                         2,748,095  276,485,838       4.2%
#   Kemper Corp.                                                    39,635    2,540,603       0.0%
    Kentucky First Federal Bancorp                                   2,400       23,040       0.0%
    KeyCorp                                                        526,210    9,603,332       0.2%
    Lakeland Bancorp, Inc.                                           8,740      179,607       0.0%
    Landmark Bancorp, Inc.                                           2,277       69,107       0.0%
    Legg Mason, Inc.                                                43,400    1,657,012       0.0%
    Lincoln National Corp.                                         134,595   10,199,609       0.2%
    Loews Corp.                                                    243,798   12,070,439       0.2%
    M&T Bank Corp.                                                   4,241      707,272       0.0%
    Macatawa Bank Corp.                                                291        2,922       0.0%
    Mackinac Financial Corp.                                         6,893      106,842       0.0%
#   Maiden Holdings, Ltd.                                            5,792       47,784       0.0%
    MainSource Financial Group, Inc.                                45,000    1,696,050       0.0%
*   Markel Corp.                                                       101      109,514       0.0%
    Marlin Business Services Corp.                                  14,241      311,878       0.0%
    MB Financial, Inc.                                              19,678      904,007       0.0%
#*  MBIA, Inc.                                                      82,267      596,436       0.0%
    MBT Financial Corp.                                              9,396       99,128       0.0%
    Mercantile Bank Corp.                                            4,422      159,634       0.0%
    MetLife, Inc.                                                  949,912   50,896,285       0.8%
    MidWestOne Financial Group, Inc.                                   346       12,183       0.0%
    Morgan Stanley                                               1,102,617   55,130,850       0.8%
    MutualFirst Financial, Inc.                                      2,300       89,010       0.0%
#   National Western Life Group, Inc. Class A                          900      321,822       0.0%
    Navigators Group, Inc. (The)                                     7,370      427,460       0.0%
#   New York Community Bancorp, Inc.                                52,185      655,444       0.0%
    NewStar Financial, Inc.                                         41,166      505,518       0.0%
    Northrim BanCorp, Inc.                                           5,734      186,355       0.0%
    OFG Bancorp                                                     30,191      268,700       0.0%
    Old Republic International Corp.                               172,923    3,508,608       0.1%
    Oppenheimer Holdings, Inc. Class A                               3,097       67,360       0.0%
    PacWest Bancorp                                                  1,076       51,992       0.0%
    Park Sterling Corp.                                                992       12,469       0.0%
#   People's United Financial, Inc.                                 69,156    1,290,451       0.0%
    Peoples Bancorp of North Carolina, Inc.                            250        8,523       0.0%
    Peoples Bancorp, Inc.                                           15,923      527,370       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Financials -- (Continued)
*   PHH Corp.                                                       51,783 $    684,053       0.0%
#   Piper Jaffray Cos.                                                 312       22,807       0.0%
    PNC Financial Services Group, Inc. (The)                       217,040   29,688,902       0.5%
    Popular, Inc.                                                   56,536    2,073,740       0.0%
    Premier Financial Bancorp, Inc.                                  4,877      100,954       0.0%
    Principal Financial Group, Inc.                                218,754   14,404,951       0.2%
    Provident Financial Holdings, Inc.                                 544       10,516       0.0%
    Provident Financial Services, Inc.                              21,059      572,805       0.0%
    Prudential Financial, Inc.                                     497,625   54,967,657       0.8%
    Radian Group, Inc.                                             161,945    3,394,367       0.1%
    Regions Financial Corp.                                      1,302,555   20,163,551       0.3%
    Reinsurance Group of America, Inc.                             153,566   22,939,689       0.4%
    RenaissanceRe Holdings, Ltd.                                    12,667    1,752,606       0.0%
    Renasant Corp.                                                  42,102    1,743,023       0.0%
    Riverview Bancorp, Inc.                                          1,682       14,936       0.0%
    Safety Insurance Group, Inc.                                    26,197    2,153,393       0.0%
    Sandy Spring Bancorp, Inc.                                       9,125      368,741       0.0%
#*  Select Bancorp, Inc.                                               600        7,002       0.0%
#   Selective Insurance Group, Inc.                                 45,200    2,693,920       0.1%
    SI Financial Group, Inc.                                         5,661       84,915       0.0%
    Simmons First National Corp. Class A                             6,625      382,260       0.0%
    Southern National Bancorp of Virginia, Inc.                        193        3,152       0.0%
    State Auto Financial Corp.                                      15,100      387,164       0.0%
    State Street Corp.                                               4,112      378,304       0.0%
    Sterling Bancorp                                                87,478    2,191,324       0.0%
    Stewart Information Services Corp.                              12,271      465,562       0.0%
    SunTrust Banks, Inc.                                           255,532   15,385,582       0.2%
    Synchrony Financial                                            544,549   17,763,188       0.3%
    Synovus Financial Corp.                                         22,796    1,067,993       0.0%
    Timberland Bancorp, Inc.                                         2,500       75,775       0.0%
    Tiptree, Inc.                                                   37,071      246,522       0.0%
    Torchmark Corp.                                                  7,000      588,910       0.0%
    Travelers Cos., Inc. (The)                                     160,554   21,265,377       0.3%
    Trico Bancshares                                                   854       35,373       0.0%
    Trustmark Corp.                                                  4,194      138,150       0.0%
    Umpqua Holdings Corp.                                           34,932      714,709       0.0%
#*  Unico American Corp.                                             1,900       18,668       0.0%
#   Union Bankshares Corp.                                          37,042    1,278,319       0.0%
    United Bankshares, Inc.                                         12,121      435,750       0.0%
    United Financial Bancorp, Inc.                                   9,193      168,324       0.0%
    United Fire Group, Inc.                                         24,429    1,125,933       0.0%
    United Security Bancshares                                         440        4,136       0.0%
#   Unity Bancorp, Inc.                                              3,999       78,980       0.0%
    Univest Corp. of Pennsylvania                                      156        4,571       0.0%
    Unum Group                                                     517,445   26,927,838       0.4%
    Validus Holdings, Ltd.                                           8,958      466,533       0.0%
    Valley National Bancorp                                            768        8,832       0.0%
    Voya Financial, Inc.                                            14,373      577,220       0.0%
    Washington Federal, Inc.                                        97,887    3,406,468       0.1%
    Waterstone Financial, Inc.                                       1,426       27,379       0.0%
    Wells Fargo & Co.                                            3,062,801  171,945,648       2.6%
    WesBanco, Inc.                                                  31,678    1,279,791       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                 SHARES      VALUE+     OF NET ASSETS**
                                                                 ------- -------------- ---------------
Financials -- (Continued)
    Western New England Bancorp, Inc.                             11,698 $      123,414       0.0%
    Wintrust Financial Corp.                                      24,224      1,969,169       0.0%
#   WR Berkley Corp.                                               5,305        363,817       0.0%
#   XL Group, Ltd.                                               240,766      9,743,800       0.2%
#   Zions Bancorporation                                          53,325      2,477,479       0.0%
                                                                         --------------      ----
Total Financials                                                          1,582,367,621      23.7%
                                                                         --------------      ----
Health Care -- (12.0%)
    Abbott Laboratories                                          915,297     49,636,556       0.8%
    Aceto Corp.                                                   31,686        319,078       0.0%
*   Addus HomeCare Corp.                                           2,044         73,584       0.0%
    Aetna, Inc.                                                  558,462     94,955,294       1.4%
    Allergan P.L.C.                                              131,701     23,341,368       0.4%
    Analogic Corp.                                                 2,988        239,936       0.0%
*   AngioDynamics, Inc.                                           14,354        243,587       0.0%
*   Anika Therapeutics, Inc.                                      14,671        801,477       0.0%
    Anthem, Inc.                                                 504,640    105,575,734       1.6%
*   Aptevo Therapeutics, Inc.                                      4,339         12,388       0.0%
    Baxter International, Inc.                                    27,380      1,765,189       0.0%
*   Centene Corp.                                                 20,136      1,886,139       0.0%
    Cigna Corp.                                                  136,754     26,970,624       0.4%
#   CONMED Corp.                                                  43,239      2,257,941       0.0%
    Cooper Cos., Inc. (The)                                       13,956      3,353,069       0.1%
*   Cross Country Healthcare, Inc.                                 7,595        103,672       0.0%
*   CryoLife, Inc.                                                17,502        340,414       0.0%
#*  Cumberland Pharmaceuticals, Inc.                              23,319        172,794       0.0%
*   Cutera, Inc.                                                   1,289         50,658       0.0%
    Danaher Corp.                                                405,225     37,390,111       0.6%
    Digirad Corp.                                                 26,711         53,422       0.0%
#*  Emergent BioSolutions, Inc.                                    8,678        355,711       0.0%
#*  Envision Healthcare Corp.                                     30,743      1,309,652       0.0%
*   Enzo Biochem, Inc.                                            41,397        407,760       0.0%
*   Exactech, Inc.                                                 3,390        141,871       0.0%
*   Express Scripts Holding Co.                                  493,239     30,230,618       0.5%
    Humana, Inc.                                                 236,814     60,470,455       0.9%
*   Impax Laboratories, Inc.                                       4,700         85,305       0.0%
*   Integer Holdings Corp.                                        41,672      2,025,259       0.0%
#   Invacare Corp.                                                 7,330        113,615       0.0%
    Kewaunee Scientific Corp.                                      1,631         46,483       0.0%
    Kindred Healthcare, Inc.                                      22,803        137,958       0.0%
*   Laboratory Corp. of America Holdings                           7,577      1,164,661       0.0%
*   LHC Group, Inc.                                                1,418         94,737       0.0%
*   LifePoint Health, Inc.                                        82,208      3,958,315       0.1%
*   Magellan Health, Inc.                                         17,899      1,526,785       0.0%
    McKesson Corp.                                                14,709      2,028,077       0.0%
    Medtronic P.L.C.                                             814,175     65,557,371       1.0%
*   Merit Medical Systems, Inc.                                   13,395        509,680       0.0%
#*  Micron Solutions, Inc.                                         1,200          4,344       0.0%
#*  Molina Healthcare, Inc.                                       24,941      1,691,748       0.0%
*   Mylan NV                                                      28,680      1,024,163       0.0%
    National HealthCare Corp.                                      6,484        414,976       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Health Care -- (Continued)
*   Natus Medical, Inc.                                             15,698 $    665,595       0.0%
*   Nuvectra Corp.                                                  13,890      194,599       0.0%
*   Omnicell, Inc.                                                  35,405    1,763,169       0.0%
    PerkinElmer, Inc.                                               76,500    5,532,480       0.1%
    Pfizer, Inc.                                                 4,178,729  146,506,239       2.2%
*   PharMerica Corp.                                                33,305      975,836       0.0%
#*  Prestige Brands Holdings, Inc.                                 111,489    5,228,834       0.1%
    Quest Diagnostics, Inc.                                         10,366      972,123       0.0%
*   RTI Surgical, Inc.                                              73,086      328,887       0.0%
*   Select Medical Holdings Corp.                                   42,204      808,207       0.0%
*   Surmodics, Inc.                                                  5,593      166,392       0.0%
    Teleflex, Inc.                                                  37,223    8,821,107       0.1%
    Thermo Fisher Scientific, Inc.                                 499,520   96,821,962       1.5%
#*  Tivity Health, Inc.                                             11,581      535,621       0.0%
*   Triple-S Management Corp. Class B                               20,684      496,623       0.0%
    UnitedHealth Group, Inc.                                        89,716   18,860,097       0.3%
*   WellCare Health Plans, Inc.                                     18,375    3,633,472       0.1%
    Zimmer Biomet Holdings, Inc.                                     3,522      428,346       0.0%
                                                                           ------------      ----
Total Health Care                                                           815,582,168      12.2%
                                                                           ------------      ----
Industrials -- (11.6%)
    AAR Corp.                                                       32,906    1,279,714       0.0%
#   ABM Industries, Inc.                                            64,500    2,707,065       0.1%
    Acme United Corp.                                                1,030       23,175       0.0%
    Actuant Corp. Class A                                            4,057      103,454       0.0%
*   AECOM                                                           55,835    1,957,575       0.1%
*   Aegion Corp.                                                    42,549      990,966       0.0%
#*  Aerovironment, Inc.                                             35,065    1,793,925       0.0%
    AGCO Corp.                                                      58,973    4,043,779       0.1%
*   Air Transport Services Group, Inc.                               6,308      152,654       0.0%
    Alamo Group, Inc.                                               22,751    2,400,230       0.1%
    Alaska Air Group, Inc.                                         105,252    6,949,790       0.1%
#   Albany International Corp. Class A                              20,551    1,240,253       0.0%
    AMERCO                                                          29,431   11,555,788       0.2%
*   Ameresco, Inc. Class A                                             981        7,554       0.0%
#   American Railcar Industries, Inc.                               20,003      796,119       0.0%
#   Apogee Enterprises, Inc.                                        36,374    1,736,131       0.0%
    ArcBest Corp.                                                   12,135      395,601       0.0%
    Arconic, Inc.                                                  331,751    8,333,585       0.1%
#   Argan, Inc.                                                         21        1,444       0.0%
    Astec Industries, Inc.                                          22,925    1,190,954       0.0%
#*  Atlas Air Worldwide Holdings, Inc.                              31,815    1,951,850       0.0%
    Barnes Group, Inc.                                              36,400    2,369,276       0.1%
    Brady Corp. Class A                                             38,500    1,464,925       0.0%
    Briggs & Stratton Corp.                                         41,033    1,034,032       0.0%
*   CAI International, Inc.                                         17,082      632,376       0.0%
*   Casella Waste Systems, Inc. Class A                              5,201       96,010       0.0%
    Caterpillar, Inc.                                              107,902   14,653,092       0.2%
*   CBIZ, Inc.                                                      38,149      646,626       0.0%
    CECO Environmental Corp.                                         3,773       33,089       0.0%
#   Celadon Group, Inc.                                             24,642      181,119       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                         PERCENTAGE
                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                 --------- ----------- ---------------
Industrials -- (Continued)
    Chicago Rivet & Machine Co.                                        700 $    21,217       0.0%
    CIRCOR International, Inc.                                      10,019     440,335       0.0%
    Columbus McKinnon Corp.                                         17,542     693,962       0.0%
    Comfort Systems USA, Inc.                                       44,560   1,974,008       0.1%
#   CompX International, Inc.                                          500       7,425       0.0%
*   Covenant Transportation Group, Inc. Class A                      7,080     210,276       0.0%
    CRA International, Inc.                                          7,613     321,725       0.0%
    CSX Corp.                                                    1,242,950  62,681,968       1.0%
    Cummins, Inc.                                                      900     159,192       0.0%
    Curtiss-Wright Corp.                                            46,353   5,481,242       0.1%
    Delta Air Lines, Inc.                                          433,135  21,669,744       0.3%
    DMC Global, Inc.                                                 1,436      31,233       0.0%
    Douglas Dynamics, Inc.                                          30,234   1,268,316       0.0%
*   Ducommun, Inc.                                                  12,645     416,906       0.0%
    Eastern Co. (The)                                               10,193     294,578       0.0%
    Eaton Corp. P.L.C.                                             265,270  21,226,905       0.3%
    EMCOR Group, Inc.                                               50,540   4,068,975       0.1%
    Encore Wire Corp.                                               19,966     901,465       0.0%
    EnerSys                                                         43,239   2,999,489       0.1%
*   Engility Holdings, Inc.                                          7,988     268,956       0.0%
    Ennis, Inc.                                                     30,835     621,325       0.0%
#   ESCO Technologies, Inc.                                         17,601   1,019,978       0.0%
    Espey Manufacturing & Electronics Corp.                          1,671      37,999       0.0%
    Essendant, Inc.                                                 24,021     232,523       0.0%
*   Esterline Technologies Corp.                                    44,968   4,265,215       0.1%
    Federal Signal Corp.                                            71,923   1,535,556       0.0%
    FedEx Corp.                                                    142,324  32,138,182       0.5%
    Fortune Brands Home & Security, Inc.                           123,726   8,173,340       0.1%
*   Franklin Covey Co.                                               3,046      59,092       0.0%
    FreightCar America, Inc.                                         9,404     176,043       0.0%
*   FTI Consulting, Inc.                                            36,136   1,544,814       0.0%
#   GATX Corp.                                                      65,445   3,888,087       0.1%
*   Gencor Industries, Inc.                                         13,149     237,997       0.0%
    General Electric Co.                                         2,120,584  42,750,973       0.7%
*   Genesee & Wyoming, Inc. Class A                                  1,200      86,136       0.0%
*   Gibraltar Industries, Inc.                                      24,203     804,750       0.0%
    Gorman-Rupp Co. (The)                                           22,882     731,766       0.0%
*   GP Strategies Corp.                                             18,583     539,836       0.0%
#   Granite Construction, Inc.                                      27,179   1,731,031       0.0%
*   Great Lakes Dredge & Dock Corp.                                 69,820     356,082       0.0%
#   Greenbrier Cos., Inc. (The)                                     22,451   1,171,942       0.0%
#   Griffon Corp.                                                   67,323   1,518,134       0.0%
#*  Hawaiian Holdings, Inc.                                          9,193     307,966       0.0%
    Heidrick & Struggles International, Inc.                        18,234     453,115       0.0%
*   Herc Holdings, Inc.                                              5,193     251,653       0.0%
*   Hertz Global Holdings, Inc.                                     55,682   1,384,811       0.0%
    Hurco Cos., Inc.                                                 7,910     353,972       0.0%
#*  Huron Consulting Group, Inc.                                     4,001     146,437       0.0%
    Hyster-Yale Materials Handling, Inc.                            12,246     961,189       0.0%
*   ICF International, Inc.                                         31,660   1,700,142       0.0%
    Ingersoll-Rand P.L.C.                                          213,109  18,881,457       0.3%
*   InnerWorkings, Inc.                                             96,587   1,050,867       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                       PERCENTAGE
                                                                 SHARES    VALUE+    OF NET ASSETS**
                                                                 ------- ----------- ---------------
Industrials -- (Continued)
    Insteel Industries, Inc.                                      17,578 $   449,118       0.0%
*   JetBlue Airways Corp.                                        324,893   6,221,701       0.1%
    Johnson Controls International P.L.C.                        151,178   6,257,257       0.1%
    Kadant, Inc.                                                   5,786     657,290       0.0%
    KAR Auction Services, Inc.                                    18,100     856,673       0.0%
#   KBR, Inc.                                                      3,600      70,668       0.0%
*   Key Technology, Inc.                                           3,199      53,807       0.0%
    Kimball International, Inc. Class B                           30,344     581,694       0.0%
    Korn/Ferry International                                      33,148   1,386,581       0.0%
*   Kratos Defense & Security Solutions, Inc.                      2,711      32,640       0.0%
    L3 Technologies, Inc.                                        100,470  18,805,975       0.3%
*   Lawson Products, Inc.                                          8,847     222,502       0.0%
    LB Foster Co. Class A                                          6,682     166,382       0.0%
    LSI Industries, Inc.                                          27,715     192,619       0.0%
*   Lydall, Inc.                                                  14,605     844,169       0.0%
    ManpowerGroup, Inc.                                           22,886   2,821,386       0.1%
    Marten Transport, Ltd.                                        79,636   1,564,847       0.0%
    Matson, Inc.                                                  62,316   1,696,865       0.0%
    Matthews International Corp. Class A                          12,387     778,523       0.0%
    Maxar Technologies, Ltd.                                       6,881     435,567       0.0%
    McGrath RentCorp                                              17,552     784,574       0.0%
#*  Mercury Systems, Inc.                                          2,055     103,716       0.0%
    Miller Industries, Inc.                                       20,099     567,797       0.0%
#   Mobile Mini, Inc.                                             54,461   1,802,659       0.0%
*   Moog, Inc. Class A                                            35,339   3,101,351       0.1%
    Mueller Industries, Inc.                                      30,912   1,074,192       0.0%
    Multi-Color Corp.                                                308      25,472       0.0%
*   MYR Group, Inc.                                               19,582     624,470       0.0%
#   National Presto Industries, Inc.                                 571      66,750       0.0%
*   Navigant Consulting, Inc.                                     12,297     212,861       0.0%
*   NL Industries, Inc.                                           38,770     504,010       0.0%
    NN, Inc.                                                      18,396     543,602       0.0%
    Norfolk Southern Corp.                                       545,229  71,653,995       1.1%
#*  Northwest Pipe Co.                                             6,690     122,026       0.0%
#*  NOW, Inc.                                                     62,737     785,467       0.0%
*   On Assignment, Inc.                                           53,951   3,302,880       0.1%
    Orbital ATK, Inc.                                             56,610   7,525,167       0.1%
    Oshkosh Corp.                                                 14,466   1,324,507       0.0%
    Owens Corning                                                149,300  12,345,617       0.2%
    PACCAR, Inc.                                                  12,743     914,055       0.0%
*   PAM Transportation Services, Inc.                              6,449     188,762       0.0%
    Pentair P.L.C.                                               117,934   8,309,630       0.1%
*   Perma-Pipe International Holdings, Inc.                        8,900      74,315       0.0%
    Powell Industries, Inc.                                        7,529     218,190       0.0%
    Quad/Graphics, Inc.                                            1,591      36,259       0.0%
    Quanex Building Products Corp.                                21,431     470,410       0.0%
*   Quanta Services, Inc.                                        168,307   6,350,223       0.1%
    Raytheon Co.                                                  44,355   7,992,771       0.1%
*   RCM Technologies, Inc.                                        15,745      93,210       0.0%
    Regal Beloit Corp.                                            16,070   1,304,080       0.0%
    Republic Services, Inc.                                      429,755  27,964,158       0.4%
    Resources Connection, Inc.                                    25,955     408,791       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Industrials -- (Continued)
*   Roadrunner Transportation Systems, Inc.                          879 $      7,735       0.0%
*   RPX Corp.                                                     33,100      430,962       0.0%
*   Rush Enterprises, Inc. Class A                                32,603    1,655,580       0.0%
*   Rush Enterprises, Inc. Class B                                18,522      881,462       0.0%
    Ryder System, Inc.                                            89,844    7,284,552       0.1%
*   Saia, Inc.                                                     8,925      578,340       0.0%
*   SIFCO Industries, Inc.                                         6,623       48,348       0.0%
    SkyWest, Inc.                                                 38,506    1,813,633       0.0%
    Southwest Airlines Co.                                       645,761   34,780,687       0.5%
    Spartan Motors, Inc.                                          16,820      271,643       0.0%
*   Sparton Corp.                                                  8,563      199,432       0.0%
*   SPX FLOW, Inc.                                                12,803      527,868       0.0%
    Standex International Corp.                                   22,341    2,313,411       0.1%
    Stanley Black & Decker, Inc.                                 143,289   23,148,338       0.4%
    Steelcase, Inc. Class A                                       55,469      807,074       0.0%
#*  Team, Inc.                                                     6,674       82,090       0.0%
    Terex Corp.                                                   27,578    1,299,200       0.0%
    Tetra Tech, Inc.                                              45,222    2,227,183       0.1%
    Textron, Inc.                                                  1,844       97,253       0.0%
*   Titan Machinery, Inc.                                          2,883       42,928       0.0%
    Trinity Industries, Inc.                                     183,814    5,977,631       0.1%
    Triton International, Ltd.                                    24,053      959,715       0.0%
#   Triumph Group, Inc.                                           57,100    1,772,955       0.0%
#*  Tutor Perini Corp.                                            33,844      954,401       0.0%
*   Twin Disc, Inc.                                                  900       19,215       0.0%
*   Ultralife Corp.                                                3,309       24,818       0.0%
    UniFirst Corp.                                                18,705    2,946,037       0.1%
    Union Pacific Corp.                                          888,128  102,836,341       1.6%
*   United Continental Holdings, Inc.                            114,796    6,713,270       0.1%
    United Technologies Corp.                                    357,152   42,772,524       0.7%
    Universal Forest Products, Inc.                               31,800    3,590,220       0.1%
*   USA Truck, Inc.                                                7,482      105,496       0.0%
*   Vectrus, Inc.                                                  4,069      124,145       0.0%
*   Veritiv Corp.                                                  9,437      303,400       0.0%
    Viad Corp.                                                    23,193    1,346,354       0.0%
*   Virco Manufacturing Corp.                                     12,601       71,196       0.0%
    VSE Corp.                                                        610       29,951       0.0%
    Watts Water Technologies, Inc. Class A                         1,534      103,392       0.0%
    Werner Enterprises, Inc.                                      34,105    1,215,843       0.0%
*   Wesco Aircraft Holdings, Inc.                                  6,228       56,363       0.0%
*   WESCO International, Inc.                                     11,687      738,034       0.0%
*   Willis Lease Finance Corp.                                     6,713      168,429       0.0%
#*  XPO Logistics, Inc.                                           12,216      847,180       0.0%
                                                                         ------------      ----
Total Industrials                                                         782,039,338      11.7%
                                                                         ------------      ----
Information Technology -- (12.0%)
    Activision Blizzard, Inc.                                    982,162   64,321,789       1.0%
*   Actua Corp.                                                    1,184       18,293       0.0%
*   Acxiom Corp.                                                   7,769      195,468       0.0%
*   Agilysys, Inc.                                                14,791      181,486       0.0%
*   Alpha & Omega Semiconductor, Ltd.                             20,661      380,782       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
    Analog Devices, Inc.                                            22,632 $  2,066,302       0.1%
*   ARRIS International P.L.C.                                      70,523    2,009,906       0.0%
*   Arrow Electronics, Inc.                                        175,521   14,671,800       0.2%
    AstroNova, Inc.                                                  6,285       78,248       0.0%
    Avnet, Inc.                                                    139,400    5,548,120       0.1%
    AVX Corp.                                                       72,760    1,370,798       0.0%
*   Aware, Inc.                                                     14,326       66,616       0.0%
*   Axcelis Technologies, Inc.                                         175        5,758       0.0%
*   AXT, Inc.                                                       16,521      153,645       0.0%
    Bel Fuse, Inc. Class A                                           3,574      100,840       0.0%
    Bel Fuse, Inc. Class B                                          11,381      368,175       0.0%
*   Benchmark Electronics, Inc.                                     62,063    1,920,850       0.0%
    Black Box Corp.                                                 18,611       57,694       0.0%
*   Blackhawk Network Holdings, Inc.                                25,926      880,188       0.0%
*   Blucora, Inc.                                                   57,127    1,239,656       0.0%
    Brocade Communications Systems, Inc.                           461,513    5,376,626       0.1%
    Brooks Automation, Inc.                                         50,847    1,748,628       0.0%
*   BSQUARE Corp.                                                    4,065       21,748       0.0%
*   CACI International, Inc. Class A                                24,830    3,569,313       0.1%
*   Calix, Inc.                                                     16,027       88,149       0.0%
#*  Cars.com, Inc.                                                  39,879      949,918       0.0%
    Cisco Systems, Inc.                                          4,715,767  161,043,443       2.4%
    Cohu, Inc.                                                      28,915      746,007       0.0%
#*  CommerceHub, Inc. Series A                                       5,992      133,801       0.0%
*   CommerceHub, Inc. Series C                                      14,580      310,991       0.0%
    Comtech Telecommunications Corp.                                15,569      334,889       0.0%
    Concurrent Computer Corp.                                       11,740       72,084       0.0%
*   Conduent, Inc.                                                 177,926    2,754,295       0.1%
    Convergys Corp.                                                197,364    5,078,176       0.1%
*   CoreLogic, Inc.                                                 96,545    4,527,961       0.1%
    Corning, Inc.                                                  785,955   24,608,251       0.4%
*   Cray, Inc.                                                      12,866      265,683       0.0%
    CSP, Inc.                                                        2,414       26,820       0.0%
    CTS Corp.                                                       66,936    1,820,659       0.0%
#*  CyberOptics Corp.                                                3,281       47,246       0.0%
#   Cypress Semiconductor Corp.                                     52,022      825,069       0.0%
*   Dell Technologies, Inc. Class V                                 38,133    3,156,268       0.1%
*   Digi International, Inc.                                        25,438      264,555       0.0%
*   Diodes, Inc.                                                     4,709      161,707       0.0%
*   DSP Group, Inc.                                                 46,713      625,954       0.0%
    DXC Technology Co.                                             228,936   20,952,223       0.3%
*   EchoStar Corp. Class A                                          23,551    1,317,678       0.0%
*   Edgewater Technology, Inc.                                       9,510       61,910       0.0%
*   Electro Scientific Industries, Inc.                              6,085      108,861       0.0%
#*  Electronics for Imaging, Inc.                                   58,110    1,793,275       0.0%
*   Emcore Corp.                                                       744        6,138       0.0%
    Entegris, Inc.                                                     300        9,825       0.0%
*   ePlus, Inc.                                                     17,490    1,672,044       0.0%
#*  Fabrinet                                                         4,055      150,765       0.0%
    Fidelity National Information Services, Inc.                   161,799   15,008,475       0.2%
#*  Finisar Corp.                                                   61,526    1,448,322       0.0%
*   First Solar, Inc.                                               28,266    1,549,542       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Information Technology -- (Continued)
*   FormFactor, Inc.                                                46,295 $    842,569       0.0%
*   Frequency Electronics, Inc.                                      7,690       71,517       0.0%
#*  GSI Technology, Inc.                                             3,363       23,272       0.0%
#*  Harmonic, Inc.                                                  22,962       84,959       0.0%
    Hewlett Packard Enterprise Co.                                 894,616   12,453,055       0.2%
*   IAC/InterActiveCorp                                            125,298   16,169,707       0.3%
*   ID Systems, Inc.                                                 1,496       11,145       0.0%
#*  Inseego Corp.                                                    2,423        3,635       0.0%
*   Insight Enterprises, Inc.                                       42,100    1,896,605       0.0%
    Intel Corp.                                                  4,978,195  226,458,091       3.4%
*   IntriCon Corp.                                                   2,835       31,894       0.0%
*   Itron, Inc.                                                     31,001    2,422,728       0.1%
*   IXYS Corp.                                                       3,055       75,459       0.0%
    Juniper Networks, Inc.                                         212,100    5,266,443       0.1%
*   Key Tronic Corp.                                                17,623      132,701       0.0%
*   Kimball Electronics, Inc.                                       23,443      515,746       0.0%
*   Kulicke & Soffa Industries, Inc.                                71,688    1,623,733       0.0%
*   KVH Industries, Inc.                                            19,858      229,360       0.0%
#   Lam Research Corp.                                              11,111    2,317,421       0.1%
*   Lattice Semiconductor Corp.                                    108,469      634,544       0.0%
*   Limelight Networks, Inc.                                        10,944       54,173       0.0%
    ManTech International Corp. Class A                              2,048       95,048       0.0%
    Marvell Technology Group, Ltd.                                 166,418    3,073,740       0.1%
#*  Maxwell Technologies, Inc.                                       2,521       12,151       0.0%
    Methode Electronics, Inc.                                       79,272    3,717,857       0.1%
*   Micro Focus International P.L.C. Sponsored ADR                  23,383      816,768       0.0%
#*  Micron Technology, Inc.                                        789,853   34,998,386       0.5%
*   Microsemi Corp.                                                  7,940      423,758       0.0%
    MKS Instruments, Inc.                                           61,200    6,649,380       0.1%
*   NETGEAR, Inc.                                                   31,028    1,447,456       0.0%
*   Optical Cable Corp.                                             10,793       26,443       0.0%
*   PAR Technology Corp.                                            12,896      141,082       0.0%
    Park Electrochemical Corp.                                       1,642       31,001       0.0%
    PC Connection, Inc.                                             35,467      957,609       0.0%
    PC-Tel, Inc.                                                    22,216      147,736       0.0%
*   PCM, Inc.                                                       10,471      147,118       0.0%
*   Photronics, Inc.                                                79,712      773,206       0.0%
*   Plexus Corp.                                                    10,626      652,755       0.0%
#*  Qorvo, Inc.                                                     24,909    1,888,351       0.0%
    QUALCOMM, Inc.                                               1,059,256   54,032,649       0.8%
*   Rambus, Inc.                                                     1,069       15,725       0.0%
    Reis, Inc.                                                      13,511      246,576       0.0%
    Richardson Electronics, Ltd.                                    15,464      102,372       0.0%
*   Rogers Corp.                                                     7,543    1,147,139       0.0%
*   Rudolph Technologies, Inc.                                      16,097      446,692       0.0%
*   Sanmina Corp.                                                   39,846    1,303,960       0.0%
*   ScanSource, Inc.                                                14,745      633,298       0.0%
*   Sonus Networks, Inc.                                             6,622       51,652       0.0%
#   SS&C Technologies Holdings, Inc.                                51,586    2,073,757       0.1%
*   StarTek, Inc.                                                   22,913      273,581       0.0%
#*  SunPower Corp.                                                  18,322      130,453       0.0%
#*  Super Micro Computer, Inc.                                       5,886      117,131       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                        PERCENTAGE
                                                                 SHARES     VALUE+    OF NET ASSETS**
                                                                 ------- ------------ ---------------
Information Technology -- (Continued)
*   Sykes Enterprises, Inc.                                       20,292 $    587,250       0.0%
    SYNNEX Corp.                                                  55,900    7,539,792       0.1%
*   Synopsys, Inc.                                                 4,200      363,384       0.0%
    TE Connectivity, Ltd.                                        197,255   17,944,287       0.3%
#*  Tech Data Corp.                                               81,325    7,544,520       0.1%
*   Telenav, Inc.                                                  9,865       63,629       0.0%
    Teradyne, Inc.                                                26,789    1,148,980       0.0%
    Tessco Technologies, Inc.                                      8,689      139,024       0.0%
    TiVo Corp.                                                    19,000      344,850       0.0%
*   TTM Technologies, Inc.                                        55,241      871,703       0.0%
#*  Veeco Instruments, Inc.                                       15,978      288,403       0.0%
*   Virtusa Corp.                                                 30,064    1,147,242       0.0%
#   Vishay Intertechnology, Inc.                                 151,731    3,376,015       0.1%
*   Vishay Precision Group, Inc.                                  16,480      404,584       0.0%
    Western Digital Corp.                                        215,907   19,274,018       0.3%
*   Xcerra Corp.                                                  20,165      198,625       0.0%
    Xerox Corp.                                                  222,408    6,741,187       0.1%
*   XO Group, Inc.                                                 6,284      125,429       0.0%
    Xperi Corp.                                                   48,635    1,118,605       0.0%
                                                                         ------------      ----
Total Information Technology                                              815,388,827      12.2%
                                                                         ------------      ----
Materials -- (1.8%)
*   Alcoa Corp.                                                  110,583    5,283,656       0.1%
#*  Allegheny Technologies, Inc.                                  22,777      573,525       0.0%
#   Ampco-Pittsburgh Corp.                                         4,007       66,316       0.0%
    Ashland Global Holdings, Inc.                                112,560    7,651,829       0.1%
#   Bemis Co., Inc.                                               24,092    1,084,622       0.0%
    Cabot Corp.                                                   46,280    2,821,229       0.1%
#*  Century Aluminum Co.                                          15,822      221,508       0.0%
*   Clearwater Paper Corp.                                        16,822      776,335       0.0%
    Commercial Metals Co.                                         85,208    1,659,852       0.0%
    Core Molding Technologies, Inc.                               11,847      274,969       0.0%
    Domtar Corp.                                                   8,107      383,623       0.0%
    DowDuPont, Inc.                                               11,060      799,749       0.0%
*   Freeport-McMoRan, Inc.                                        17,132      239,505       0.0%
    Friedman Industries, Inc.                                      3,048       18,044       0.0%
    FutureFuel Corp.                                               6,104       92,659       0.0%
    Graphic Packaging Holding Co.                                154,000    2,385,460       0.0%
    Greif, Inc. Class A                                            4,885      271,264       0.0%
    Huntsman Corp.                                                50,242    1,608,749       0.0%
#   Kaiser Aluminum Corp.                                         27,181    2,695,812       0.1%
    KapStone Paper and Packaging Corp.                            80,984    1,818,901       0.0%
*   Kraton Corp.                                                   5,435      266,478       0.0%
*   Louisiana-Pacific Corp.                                      173,457    4,714,561       0.1%
    Martin Marietta Materials, Inc.                               23,633    5,124,816       0.1%
    Materion Corp.                                                18,497      949,821       0.0%
    Mercer International, Inc.                                    21,725      319,357       0.0%
    Minerals Technologies, Inc.                                   34,280    2,464,732       0.0%
#   Mosaic Co. (The)                                              17,274      385,901       0.0%
    Myers Industries, Inc.                                        30,343      655,409       0.0%
    Neenah Paper, Inc.                                             7,684      666,971       0.0%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                          PERCENTAGE
                                                                  SHARES      VALUE+    OF NET ASSETS**
                                                                 --------- ------------ ---------------
Materials -- (Continued)
    Newmont Mining Corp.                                           141,468 $  5,115,483       0.1%
*   Northern Technologies International Corp.                        3,035       50,229       0.0%
    Nucor Corp.                                                    103,401    5,979,680       0.1%
    Olin Corp.                                                      69,801    2,549,830       0.1%
#   Olympic Steel, Inc.                                              9,986      188,536       0.0%
    PH Glatfelter Co.                                               50,600    1,060,576       0.0%
    Reliance Steel & Aluminum Co.                                   93,801    7,207,669       0.1%
#   Schnitzer Steel Industries, Inc. Class A                           400       11,780       0.0%
    Sensient Technologies Corp.                                     38,101    2,897,581       0.1%
    Steel Dynamics, Inc.                                            94,919    3,531,936       0.1%
*   SunCoke Energy, Inc.                                            62,210      689,909       0.0%
#   Synalloy Corp.                                                     949       13,571       0.0%
    Tredegar Corp.                                                  26,545      513,646       0.0%
    Tronox, Ltd. Class A                                             1,600       42,352       0.0%
#*  Universal Stainless & Alloy Products, Inc.                       6,269      128,514       0.0%
    Valvoline, Inc.                                                309,015    7,422,540       0.1%
    Vulcan Materials Co.                                            58,246    7,091,450       0.1%
    Westlake Chemical Corp.                                        158,152   13,428,686       0.2%
    WestRock Co.                                                   200,591   12,302,246       0.2%
    Worthington Industries, Inc.                                    47,320    2,153,060       0.0%
                                                                           ------------       ---
Total Materials                                                             118,654,927       1.8%
                                                                           ------------       ---
Real Estate -- (0.0%)
    Alexander & Baldwin, Inc.                                       66,838    3,023,751       0.1%
    Griffin Industrial Realty, Inc.                                  1,500       55,650       0.0%
#   Stratus Properties, Inc.                                         3,069       91,303       0.0%
                                                                           ------------       ---
Total Real Estate                                                             3,170,704       0.1%
                                                                           ------------       ---
Telecommunication Services -- (3.5%)
#   AT&T, Inc.                                                   6,369,205  214,323,748       3.2%
#   ATN International, Inc.                                             84        4,560       0.0%
#   CenturyLink, Inc.                                              512,432    9,731,084       0.2%
#   Frontier Communications Corp.                                   46,463      562,667       0.0%
*   General Communication, Inc. Class A                              2,840      116,128       0.0%
#*  Iridium Communications, Inc.                                    14,800      177,600       0.0%
*   Lumos Networks Corp.                                               500        8,980       0.0%
*   ORBCOMM, Inc.                                                   44,499      503,284       0.0%
    Spok Holdings, Inc.                                             12,522      212,248       0.0%
#*  Sprint Corp.                                                   422,600    2,763,804       0.0%
*   T-Mobile US, Inc.                                              113,786    6,800,989       0.1%
    Telephone & Data Systems, Inc.                                 111,207    3,241,684       0.1%
*   United States Cellular Corp.                                     7,591      277,755       0.0%
*   Vonage Holdings Corp.                                           85,934      698,643       0.0%
                                                                           ------------       ---
Total Telecommunication Services                                            239,423,174       3.6%
                                                                           ------------       ---
Utilities -- (0.1%)
*   Calpine Corp.                                                   62,921      940,040       0.0%
    Consolidated Water Co., Ltd.                                     6,656       81,869       0.0%
    NRG Energy, Inc.                                                55,469    1,386,725       0.1%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS**
                                                                         --------- -------------- ---------------
Utilities -- (Continued)
#           Ormat Technologies, Inc.                                        20,134 $    1,307,300        0.0%
                                                                                   --------------      -----
Total Utilities                                                                         3,715,934        0.1%
                                                                                   --------------      -----
TOTAL COMMON STOCKS                                                                 6,657,034,262       99.9%
                                                                                   --------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)   Media General, Inc. Contingent Value Rights                     25,196          2,520        0.0%
(degrees)#* Safeway Casa Ley Contingent Value Rights                       157,807        160,158        0.0%
(degrees)#* Safeway PDC, LLC Contingent Value Rights                       157,807             47        0.0%
                                                                                   --------------      -----
TOTAL RIGHTS/WARRANTS                                                                     162,725        0.0%
                                                                                   --------------      -----
TOTAL INVESTMENT SECURITIES                                                         6,657,196,987
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
            State Street Institutional U.S. Government Money Market
              Fund, 0.960%                                               4,529,115      4,529,115        0.1%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (1.6%)
(S)@        DFA Short Term Investment Fund                               9,416,487    108,958,173        1.6%
                                                                                   --------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $3,699,158,691)                                $6,770,684,275      101.6%
                                                                                   ==============      =====

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $  988,573,240           --   --    $  988,573,240
   Consumer Staples                504,409,603           --   --       504,409,603
   Energy                          803,708,726           --   --       803,708,726
   Financials                    1,582,367,621           --   --     1,582,367,621
   Health Care                     815,582,168           --   --       815,582,168
   Industrials                     782,039,338           --   --       782,039,338
   Information Technology          815,388,827           --   --       815,388,827
   Materials                       118,654,927           --   --       118,654,927
   Real Estate                       3,170,704           --   --         3,170,704
   Telecommunication Services      239,423,174           --   --       239,423,174
   Utilities                         3,715,934           --   --         3,715,934
Rights/Warrants                             -- $    162,725   --           162,725
Temporary Cash Investments           4,529,115           --   --         4,529,115
Securities Lending Collateral               --  108,958,173   --       108,958,173
                                -------------- ------------   --    --------------
TOTAL                           $6,661,563,377 $109,120,898   --    $6,770,684,275
                                ============== ============   ==    ==============

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
COMMON STOCKS -- (95.1%)
Consumer Discretionary -- (15.8%)
*   1-800-Flowers.com, Inc. Class A                                600  $  5,640       0.0%
    Aaron's, Inc.                                                1,222    44,970       0.1%
    Adient P.L.C.                                                  403    33,997       0.0%
    Adtalem Global Education, Inc.                               1,197    44,229       0.1%
    Advance Auto Parts, Inc.                                       495    40,461       0.1%
*   Amazon.com, Inc.                                               713   788,065       0.8%
#   AMC Entertainment Holdings, Inc. Class A                     1,323    18,390       0.0%
#*  AMC Networks, Inc. Class A                                     412    20,963       0.0%
*   America's Car-Mart, Inc.                                       140     5,999       0.0%
*   American Axle & Manufacturing Holdings, Inc.                 1,414    25,155       0.0%
    American Eagle Outfitters, Inc.                              3,500    45,570       0.1%
#*  American Outdoor Brands Corp.                                1,129    16,179       0.0%
    Aramark                                                      2,812   122,856       0.1%
*   Asbury Automotive Group, Inc.                                  700    42,980       0.1%
*   Ascent Capital Group, Inc. Class A                             200     2,250       0.0%
#   Autoliv, Inc.                                                  600    74,916       0.1%
#*  AutoNation, Inc.                                             1,520    72,048       0.1%
*   AutoZone, Inc.                                                  25    14,738       0.0%
#*  AV Homes, Inc.                                                 469     7,809       0.0%
*   Barnes & Noble Education, Inc.                                 929     5,063       0.0%
    Beasley Broadcast Group, Inc. Class A                          300     2,835       0.0%
    Bed Bath & Beyond, Inc.                                      1,500    29,850       0.0%
*   Belmond, Ltd. Class A                                        3,413    44,881       0.1%
    Best Buy Co., Inc.                                           3,240   181,375       0.2%
#   Big 5 Sporting Goods Corp.                                     600     3,810       0.0%
    Big Lots, Inc.                                               1,158    59,417       0.1%
*   Biglari Holdings, Inc.                                          28    10,008       0.0%
*   BJ's Restaurants, Inc.                                         536    16,991       0.0%
    Bloomin' Brands, Inc.                                        1,659    29,497       0.0%
    BorgWarner, Inc.                                             1,629    85,881       0.1%
*   Bright Horizons Family Solutions, Inc.                         712    61,446       0.1%
#   Brinker International, Inc.                                    525    16,128       0.0%
    Brunswick Corp.                                              1,491    75,519       0.1%
    Buckle, Inc. (The)                                             400     6,580       0.0%
*   Buffalo Wild Wings, Inc.                                       200    23,640       0.0%
*   Build-A-Bear Workshop, Inc.                                    500     3,900       0.0%
*   Burlington Stores, Inc.                                        364    34,176       0.0%
    Cable One, Inc.                                                 82    58,204       0.1%
#   CalAtlantic Group, Inc.                                      1,848    91,180       0.1%
    Caleres, Inc.                                                  960    26,237       0.0%
    Callaway Golf Co.                                              980    14,141       0.0%
*   Cambium Learning Group, Inc.                                 1,078     6,597       0.0%
    Capella Education Co.                                          231    18,815       0.0%
*   Career Education Corp.                                       2,500    26,700       0.0%
#*  CarMax, Inc.                                                 2,088   156,809       0.2%
    Carnival Corp.                                               1,701   112,929       0.1%
    Carriage Services, Inc.                                        300     7,770       0.0%
*   Carrols Restaurant Group, Inc.                                 883     9,934       0.0%
    Carter's, Inc.                                                 474    45,850       0.1%
    Cato Corp. (The) Class A                                       700     9,002       0.0%
*   Cavco Industries, Inc.                                         200    31,380       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Discretionary -- (Continued)
    CBS Corp. Class B                                             1,076 $   60,385       0.1%
*   Century Communities, Inc.                                       400     11,420       0.0%
*   Charter Communications, Inc. Class A                            972    324,813       0.3%
#   Cheesecake Factory, Inc. (The)                                  800     35,792       0.0%
    Chico's FAS, Inc.                                             2,100     16,779       0.0%
#   Children's Place, Inc. (The)                                    500     54,400       0.1%
#*  Chipotle Mexican Grill, Inc.                                     51     13,867       0.0%
    Choice Hotels International, Inc.                               490     34,178       0.0%
*   Chuy's Holdings, Inc.                                           602     13,545       0.0%
#   Cinemark Holdings, Inc.                                       2,138     77,695       0.1%
    Columbia Sportswear Co.                                         800     49,904       0.1%
    Comcast Corp. Class A                                        29,173  1,051,103       1.0%
#   Cooper Tire & Rubber Co.                                      1,440     47,232       0.1%
*   Cooper-Standard Holdings, Inc.                                  348     38,795       0.0%
    Core-Mark Holding Co., Inc.                                     800     27,248       0.0%
#   Cracker Barrel Old Country Store, Inc.                          400     62,452       0.1%
*   Crocs, Inc.                                                     602      6,140       0.0%
    Culp, Inc.                                                      300      9,510       0.0%
    Dana, Inc.                                                    4,036    123,058       0.1%
    Darden Restaurants, Inc.                                        764     62,854       0.1%
*   Dave & Buster's Entertainment, Inc.                             961     46,320       0.1%
*   Deckers Outdoor Corp.                                           746     50,907       0.1%
*   Del Frisco's Restaurant Group, Inc.                             200      2,780       0.0%
*   Del Taco Restaurants, Inc.                                      885     11,231       0.0%
    Delphi Automotive P.L.C.                                        500     49,690       0.1%
*   Denny's Corp.                                                   998     13,044       0.0%
#*  Destination XL Group, Inc.                                      609      1,218       0.0%
#   Dick's Sporting Goods, Inc.                                   1,296     31,713       0.0%
#   Dillard's, Inc. Class A                                         821     41,707       0.1%
#   DineEquity, Inc.                                                566     26,947       0.0%
#*  Discovery Communications, Inc. Class A                        1,388     26,205       0.0%
*   Discovery Communications, Inc. Class C                        2,337     41,622       0.1%
*   DISH Network Corp. Class A                                      572     27,765       0.0%
    Dollar General Corp.                                          1,755    141,874       0.1%
*   Dollar Tree, Inc.                                             2,202    200,932       0.2%
#   Domino's Pizza, Inc.                                            205     37,515       0.0%
*   Dorman Products, Inc.                                           400     27,644       0.0%
    DR Horton, Inc.                                               3,620    160,040       0.2%
#   DSW, Inc. Class A                                             1,904     36,462       0.0%
#   Dunkin' Brands Group, Inc.                                      626     36,978       0.0%
#   Entercom Communications Corp. Class A                         1,119     12,365       0.0%
    Entravision Communications Corp. Class A                      1,558      8,102       0.0%
    Ethan Allen Interiors, Inc.                                     800     23,800       0.0%
*   EW Scripps Co. (The) Class A                                    879     15,242       0.0%
    Expedia, Inc.                                                   761     94,866       0.1%
*   Express, Inc.                                                 1,624     10,994       0.0%
#*  Fiesta Restaurant Group, Inc.                                   433      7,166       0.0%
#   Finish Line, Inc. (The) Class A                                 700      6,489       0.0%
*   Five Below, Inc.                                                467     25,802       0.0%
    Flexsteel Industries, Inc.                                      282     14,176       0.0%
    Foot Locker, Inc.                                             1,678     50,474       0.1%
    Ford Motor Co.                                               23,573    289,241       0.3%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Consumer Discretionary -- (Continued)
*   Fox Factory Holding Corp.                                    1,139  $ 48,464       0.1%
*   Francesca's Holdings Corp.                                   1,448     9,369       0.0%
*   FTD Cos., Inc.                                                 492     5,314       0.0%
#*  G-III Apparel Group, Ltd.                                    1,200    30,408       0.0%
#   GameStop Corp. Class A                                       2,894    54,089       0.1%
    Gannett Co., Inc.                                            1,889    16,434       0.0%
#   Gap, Inc. (The)                                              3,489    90,679       0.1%
#   Garmin, Ltd.                                                 1,300    73,593       0.1%
    General Motors Co.                                           9,839   422,880       0.4%
*   Genesco, Inc.                                                  400     9,800       0.0%
    Gentex Corp.                                                 4,126    80,086       0.1%
*   Gentherm, Inc.                                                 750    25,125       0.0%
    Genuine Parts Co.                                            1,282   113,111       0.1%
#*  Global Eagle Entertainment, Inc.                             1,749     4,250       0.0%
    Goodyear Tire & Rubber Co. (The)                             3,008    92,015       0.1%
    Graham Holdings Co. Class B                                     45    25,040       0.0%
*   Grand Canyon Education, Inc.                                   866    77,516       0.1%
*   Gray Television, Inc.                                        1,180    18,373       0.0%
*   Green Brick Partners, Inc.                                      52       564       0.0%
    Group 1 Automotive, Inc.                                       500    39,285       0.0%
*   Groupon, Inc.                                                2,278    10,866       0.0%
#   Guess?, Inc.                                                 1,384    22,435       0.0%
    H&R Block, Inc.                                              1,384    34,240       0.0%
    Hanesbrands, Inc.                                            1,700    38,250       0.0%
#   Harley-Davidson, Inc.                                          848    40,144       0.1%
    Hasbro, Inc.                                                   400    37,036       0.0%
    Haverty Furniture Cos., Inc.                                   600    14,310       0.0%
*   Helen of Troy, Ltd.                                            522    48,494       0.1%
#*  Hibbett Sports, Inc.                                           267     3,418       0.0%
*   Hilton Grand Vacations, Inc.                                   744    30,474       0.0%
    Hilton Worldwide Holdings, Inc.                                673    48,644       0.1%
    Home Depot, Inc. (The)                                       2,426   402,182       0.4%
    Hooker Furniture Corp.                                         200     9,480       0.0%
#*  Horizon Global Corp.                                           182     2,954       0.0%
*   Houghton Mifflin Harcourt Co.                                1,937    19,176       0.0%
    HSN, Inc.                                                      596    22,469       0.0%
*   Hyatt Hotels Corp. Class A                                     300    18,798       0.0%
    ILG, Inc.                                                    1,948    57,797       0.1%
*   IMAX Corp.                                                     634    15,375       0.0%
*   Installed Building Products, Inc.                              475    33,108       0.0%
    Interpublic Group of Cos., Inc. (The)                        3,652    70,301       0.1%
#*  iRobot Corp.                                                   344    23,113       0.0%
*   J Alexander's Holdings, Inc.                                   279     2,930       0.0%
    Jack in the Box, Inc.                                          400    41,404       0.1%
#*  JC Penney Co., Inc.                                          3,485     9,758       0.0%
    John Wiley & Sons, Inc. Class A                                940    51,371       0.1%
    John Wiley & Sons, Inc. Class B                                 70     3,834       0.0%
*   K12, Inc.                                                      700    11,354       0.0%
#   KB Home                                                      1,375    37,716       0.0%
*   Kirkland's, Inc.                                               474     5,546       0.0%
#   Kohl's Corp.                                                 2,523   105,360       0.1%
#   L Brands, Inc.                                                 400    17,216       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Consumer Discretionary -- (Continued)
*   La Quinta Holdings, Inc.                                     1,510  $ 26,606       0.0%
    La-Z-Boy, Inc.                                                 800    21,560       0.0%
*   Lakeland Industries, Inc.                                      200     3,170       0.0%
    LCI Industries                                                 527    65,243       0.1%
    Lear Corp.                                                   1,021   179,277       0.2%
    Leggett & Platt, Inc.                                          460    21,740       0.0%
    Lennar Corp. Class A                                         1,539    85,676       0.1%
    Libbey, Inc.                                                   640     4,378       0.0%
*   Liberty Broadband Corp. Class A                                185    15,949       0.0%
*   Liberty Broadband Corp. Class C                              1,008    87,988       0.1%
*   Liberty Expedia Holdings, Inc. Class A                         248    11,433       0.0%
*   Liberty Interactive Corp., QVC Group Class A                 2,535    57,595       0.1%
*   Liberty Media Corp.-Liberty Braves Class A                      74     1,738       0.0%
*   Liberty Media Corp.-Liberty Braves Class C                     148     3,494       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A                185     6,734       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C                370    14,112       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A                   740    30,865       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C                 1,480    61,642       0.1%
*   Liberty TripAdvisor Holdings, Inc. Class A                   1,193    12,884       0.0%
*   Liberty Ventures Series A                                      980    55,821       0.1%
    Lifetime Brands, Inc.                                          500     9,325       0.0%
#*  Lions Gate Entertainment Corp. Class A                         969    28,120       0.0%
#*  Lions Gate Entertainment Corp. Class B                       1,207    33,386       0.0%
#   Lithia Motors, Inc. Class A                                    400    45,272       0.1%
*   Live Nation Entertainment, Inc.                              1,764    77,228       0.1%
*   LKQ Corp.                                                    3,200   120,608       0.1%
    Lowe's Cos., Inc.                                            1,781   142,391       0.2%
*   Lululemon Athletica, Inc.                                      404    24,850       0.0%
#*  Lumber Liquidators Holdings, Inc.                              171     5,263       0.0%
*   M/I Homes, Inc.                                                500    16,700       0.0%
#   Macy's, Inc.                                                 1,800    33,768       0.0%
*   Madison Square Garden Co. (The) Class A                        309    68,811       0.1%
    Marcus Corp. (The)                                             500    13,575       0.0%
*   MarineMax, Inc.                                                380     7,049       0.0%
    Marriott International, Inc. Class A                           760    90,805       0.1%
    Marriott Vacations Worldwide Corp.                             290    38,170       0.0%
#   Mattel, Inc.                                                 1,400    19,768       0.0%
#*  McClatchy Co. (The) Class A                                     12       118       0.0%
    McDonald's Corp.                                             1,637   273,232       0.3%
    MDC Holdings, Inc.                                             963    35,670       0.0%
#   Meredith Corp.                                                 800    42,400       0.1%
*   Meritage Homes Corp.                                         1,000    48,700       0.1%
*   Michael Kors Holdings, Ltd.                                  1,487    72,580       0.1%
*   Michaels Cos., Inc. (The)                                      965    18,740       0.0%
*   Modine Manufacturing Co.                                     1,100    23,155       0.0%
*   Mohawk Industries, Inc.                                        480   125,645       0.1%
#   Monro, Inc.                                                    420    20,727       0.0%
*   Motorcar Parts of America, Inc.                                400    11,564       0.0%
    Movado Group, Inc.                                             300     8,310       0.0%
*   MSG Networks, Inc. Class A                                   1,156    20,057       0.0%
#*  Murphy USA, Inc.                                               866    64,396       0.1%
    National CineMedia, Inc.                                       723     4,866       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Consumer Discretionary -- (Continued)
*   Nautilus, Inc.                                                  477 $  6,201       0.0%
*   Netflix, Inc.                                                   196   38,500       0.0%
    New Media Investment Group, Inc.                              1,096   17,503       0.0%
    New York Times Co. (The) Class A                              1,579   30,159       0.0%
    Newell Brands, Inc.                                           1,357   55,338       0.1%
    News Corp. Class A                                            2,450   33,467       0.0%
    News Corp. Class B                                            1,868   25,965       0.0%
#   Nexstar Media Group, Inc. Class A                               851   54,294       0.1%
    NIKE, Inc. Class B                                            2,400  131,976       0.1%
#   Nordstrom, Inc.                                               1,000   39,650       0.0%
*   Norwegian Cruise Line Holdings, Ltd.                          1,620   90,315       0.1%
#   Nutrisystem, Inc.                                               600   29,970       0.0%
*   NVR, Inc.                                                        20   65,627       0.1%
*   O'Reilly Automotive, Inc.                                       176   37,127       0.0%
    Office Depot, Inc.                                           10,039   31,121       0.0%
#*  Ollie's Bargain Outlet Holdings, Inc.                           720   32,148       0.0%
#   Omnicom Group, Inc.                                             600   40,314       0.1%
#*  Overstock.com, Inc.                                             300   13,770       0.0%
    Oxford Industries, Inc.                                         400   25,840       0.0%
    Papa John's International, Inc.                                 500   34,025       0.0%
#*  Party City Holdco, Inc.                                       1,375   15,331       0.0%
    Penske Automotive Group, Inc.                                 2,200  102,564       0.1%
    Planet Fitness, Inc. Class A                                  1,146   30,529       0.0%
*   Playa Hotels & Resorts NV                                     1,581   16,332       0.0%
    Polaris Industries, Inc.                                        402   47,609       0.1%
    Pool Corp.                                                      353   42,635       0.1%
*   Priceline Group, Inc. (The)                                      67  128,101       0.1%
    PulteGroup, Inc.                                              2,800   84,644       0.1%
    PVH Corp.                                                       632   80,144       0.1%
    Ralph Lauren Corp.                                              227   20,301       0.0%
*   Reading International, Inc. Class A                              20      313       0.0%
*   Red Lion Hotels Corp.                                           600    5,280       0.0%
*   Red Robin Gourmet Burgers, Inc.                                 400   27,360       0.0%
    Regal Entertainment Group Class A                               600    9,810       0.0%
    Rocky Brands, Inc.                                              200    3,660       0.0%
    Ross Stores, Inc.                                             1,000   63,490       0.1%
    Royal Caribbean Cruises, Ltd.                                 1,249  154,589       0.2%
    Ruth's Hospitality Group, Inc.                                  695   14,665       0.0%
    Saga Communications, Inc. Class A                               133    5,819       0.0%
    Salem Media Group, Inc.                                         400    2,560       0.0%
#*  Sally Beauty Holdings, Inc.                                     900   15,579       0.0%
    Scholastic Corp.                                                779   28,776       0.0%
    Scripps Networks Interactive, Inc. Class A                      717   59,712       0.1%
    Service Corp. International                                     922   32,694       0.0%
*   ServiceMaster Global Holdings, Inc.                             795   37,452       0.0%
    Shoe Carnival, Inc.                                             500    9,385       0.0%
*   Shutterfly, Inc.                                                573   24,467       0.0%
#   Signet Jewelers, Ltd.                                           533   34,949       0.0%
    Sinclair Broadcast Group, Inc. Class A                        1,300   41,210       0.1%
#   Sirius XM Holdings, Inc.                                      3,200   17,408       0.0%
#   Six Flags Entertainment Corp.                                   767   48,160       0.1%
*   Skechers U.S.A., Inc. Class A                                 1,797   57,360       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Consumer Discretionary -- (Continued)
    Sleep Number Corp.                                             580  $ 18,850       0.0%
    Sonic Automotive, Inc. Class A                                 900    17,865       0.0%
#   Sonic Corp.                                                    400    10,160       0.0%
*   Sotheby's                                                      932    48,296       0.1%
    Speedway Motorsports, Inc.                                   1,146    22,863       0.0%
    Standard Motor Products, Inc.                                  448    19,564       0.0%
    Starbucks Corp.                                              2,226   122,074       0.1%
*   Steven Madden, Ltd.                                          1,023    39,897       0.0%
*   Stoneridge, Inc.                                               482    10,961       0.0%
    Strattec Security Corp.                                         40     1,846       0.0%
    Strayer Education, Inc.                                        248    23,245       0.0%
#   Sturm Ruger & Co., Inc.                                        300    14,865       0.0%
    Superior Industries International, Inc.                        800    12,440       0.0%
    Superior Uniform Group, Inc.                                   400     9,388       0.0%
*   Tandy Leather Factory, Inc.                                    300     2,355       0.0%
    Tapestry, Inc.                                               2,804   108,711       0.1%
    Target Corp.                                                 2,400   141,696       0.1%
*   Taylor Morrison Home Corp. Class A                           1,028    24,826       0.0%
    TEGNA, Inc.                                                  3,339    40,836       0.1%
#*  Tempur Sealy International, Inc.                               600    39,222       0.0%
    Tenneco, Inc.                                                  980    56,948       0.1%
#*  Tesla, Inc.                                                     22     7,294       0.0%
    Texas Roadhouse, Inc.                                          916    45,809       0.1%
    Thor Industries, Inc.                                          840   114,425       0.1%
    Tiffany & Co.                                                1,200   112,344       0.1%
    Tile Shop Holdings, Inc.                                       800     6,840       0.0%
    Time Warner, Inc.                                            4,154   408,297       0.4%
    Time, Inc.                                                   1,345    15,602       0.0%
    TJX Cos., Inc. (The)                                           885    61,773       0.1%
    Toll Brothers, Inc.                                          1,989    91,574       0.1%
*   TopBuild Corp.                                                 517    34,117       0.0%
    Tower International, Inc.                                      500    15,200       0.0%
#   Tractor Supply Co.                                             600    36,156       0.0%
*   TRI Pointe Group, Inc.                                       1,600    28,304       0.0%
#*  TripAdvisor, Inc.                                              300    11,250       0.0%
*   tronc, Inc.                                                    128     1,892       0.0%
#*  Tuesday Morning Corp.                                          600     1,860       0.0%
    Tupperware Brands Corp.                                        400    23,500       0.0%
    Twenty-First Century Fox, Inc. Class A                       5,260   137,549       0.1%
    Twenty-First Century Fox, Inc. Class B                       2,646    67,341       0.1%
*   Ulta Salon Cosmetics & Fragrance, Inc.                         200    40,358       0.1%
#*  Under Armour, Inc. Class A                                   1,495    18,717       0.0%
#*  Under Armour, Inc. Class C                                   1,707    19,682       0.0%
*   Unifi, Inc.                                                    666    25,341       0.0%
*   Universal Electronics, Inc.                                    300    18,000       0.0%
#*  Urban Outfitters, Inc.                                       1,900    46,588       0.1%
    Vail Resorts, Inc.                                             140    32,063       0.0%
*   Vera Bradley, Inc.                                              70       504       0.0%
    VF Corp.                                                       600    41,790       0.1%
#   Viacom, Inc. Class A                                           120     3,606       0.0%
    Viacom, Inc. Class B                                         3,691    88,695       0.1%
*   Vista Outdoor, Inc.                                            896    18,735       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Consumer Discretionary -- (Continued)
*   Visteon Corp.                                                  710  $    89,488       0.1%
    Walt Disney Co. (The)                                        5,800      567,298       0.6%
    Wendy's Co. (The)                                            5,186       78,879       0.1%
    Whirlpool Corp.                                                900      147,537       0.2%
#*  William Lyon Homes Class A                                     674       18,704       0.0%
#   Williams-Sonoma, Inc.                                        1,335       68,886       0.1%
    Winmark Corp.                                                   30        3,923       0.0%
    Winnebago Industries, Inc.                                     478       23,494       0.0%
    Wolverine World Wide, Inc.                                   1,128       30,794       0.0%
    Wyndham Worldwide Corp.                                        568       60,691       0.1%
    Yum! Brands, Inc.                                              600       44,670       0.1%
*   Zumiez, Inc.                                                   696       12,284       0.0%
                                                                        -----------      ----
Total Consumer Discretionary                                             16,870,303      16.5%
                                                                        -----------      ----
Consumer Staples -- (5.5%)
    Andersons, Inc. (The)                                          550       20,598       0.0%
    Archer-Daniels-Midland Co.                                   2,224       90,895       0.1%
#*  Avon Products, Inc.                                          4,556       10,388       0.0%
#   B&G Foods, Inc.                                              1,133       36,029       0.0%
#*  Blue Buffalo Pet Products, Inc.                              1,762       50,975       0.1%
#   Bob Evans Farms, Inc.                                          400       30,876       0.0%
    Bunge, Ltd.                                                  1,533      105,440       0.1%
*   Cal-Maine Foods, Inc.                                          606       27,270       0.0%
#   Calavo Growers, Inc.                                           300       22,110       0.0%
#   Campbell Soup Co.                                            1,225       58,028       0.1%
#   Casey's General Stores, Inc.                                   731       83,751       0.1%
*   Central Garden & Pet Co.                                       330       12,599       0.0%
*   Central Garden & Pet Co. Class A                               599       22,109       0.0%
#*  Chefs' Warehouse, Inc. (The)                                   700       13,965       0.0%
    Church & Dwight Co., Inc.                                      800       36,136       0.0%
    Clorox Co. (The)                                               500       63,265       0.1%
    Coca-Cola Bottling Co. Consolidated                            200       45,112       0.1%
    Coca-Cola Co. (The)                                          7,448      342,459       0.3%
    Colgate-Palmolive Co.                                        1,400       98,630       0.1%
    Conagra Brands, Inc.                                         2,832       96,741       0.1%
    Costco Wholesale Corp.                                         953      153,509       0.2%
#   Coty, Inc. Class A                                           3,613       55,640       0.1%
*   Darling Ingredients, Inc.                                    2,800       51,100       0.1%
    Dean Foods Co.                                               1,700       16,575       0.0%
    Dr Pepper Snapple Group, Inc.                                  627       53,709       0.1%
#*  Edgewell Personal Care Co.                                     872       56,619       0.1%
    Energizer Holdings, Inc.                                       533       22,914       0.0%
    Estee Lauder Cos., Inc. (The) Class A                          400       44,724       0.1%
*   Farmer Brothers Co.                                            500       16,975       0.0%
#   Flowers Foods, Inc.                                          3,300       62,799       0.1%
    Fresh Del Monte Produce, Inc.                                  837       37,255       0.0%
#   General Mills, Inc.                                          1,144       59,396       0.1%
*   Hain Celestial Group, Inc. (The)                             1,356       48,843       0.1%
    Hershey Co. (The)                                              183       19,431       0.0%
#   Hormel Foods Corp.                                           2,405       74,940       0.1%
#*  Hostess Brands, Inc.                                         1,280       14,758       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Consumer Staples -- (Continued)
*   HRG Group, Inc.                                               2,893 $   46,924       0.1%
    Ingles Markets, Inc. Class A                                    300      6,990       0.0%
    Ingredion, Inc.                                                 860    107,801       0.1%
    Inter Parfums, Inc.                                             750     34,725       0.0%
    J&J Snack Foods Corp.                                           236     31,428       0.0%
    JM Smucker Co. (The)                                            754     79,962       0.1%
#   John B. Sanfilippo & Son, Inc.                                  200     11,770       0.0%
#   Kellogg Co.                                                     544     34,016       0.0%
    Kimberly-Clark Corp.                                            535     60,193       0.1%
    Kraft Heinz Co. (The)                                         1,729    133,704       0.1%
    Kroger Co. (The)                                              2,426     50,218       0.1%
    Lamb Weston Holdings, Inc.                                      380     19,376       0.0%
    Lancaster Colony Corp.                                          328     41,072       0.0%
*   Landec Corp.                                                    800     10,600       0.0%
#   McCormick & Co., Inc. Non-Voting                                873     86,890       0.1%
    Medifast, Inc.                                                  300     18,720       0.0%
    Mondelez International, Inc. Class A                          4,103    169,987       0.2%
*   Monster Beverage Corp.                                          799     46,286       0.1%
#   National Beverage Corp.                                         400     39,160       0.0%
#   Orchids Paper Products Co.                                       98      1,203       0.0%
    PepsiCo, Inc.                                                 2,982    328,706       0.3%
*   Performance Food Group Co.                                    1,346     38,092       0.0%
#*  Pilgrim's Pride Corp.                                           621     19,735       0.0%
    Pinnacle Foods, Inc.                                          1,074     58,447       0.1%
#*  Post Holdings, Inc.                                           1,211    100,428       0.1%
    PriceSmart, Inc.                                                426     35,699       0.0%
    Procter & Gamble Co. (The)                                    7,543    651,263       0.6%
#*  Revlon, Inc. Class A                                            505     11,363       0.0%
#   Sanderson Farms, Inc.                                           600     89,742       0.1%
    Seaboard Corp.                                                    5     22,001       0.0%
#   Snyder's-Lance, Inc.                                          1,140     42,898       0.0%
    SpartanNash Co.                                                 700     17,185       0.0%
#   Spectrum Brands Holdings, Inc.                                  286     31,437       0.0%
*   Sprouts Farmers Market, Inc.                                  2,195     40,586       0.0%
#*  SUPERVALU, Inc.                                                 293      4,773       0.0%
    Sysco Corp.                                                   1,100     61,182       0.1%
#   Tootsie Roll Industries, Inc.                                   688     24,493       0.0%
#*  TreeHouse Foods, Inc.                                           742     49,254       0.1%
    Tyson Foods, Inc. Class A                                     2,000    145,820       0.1%
*   United Natural Foods, Inc.                                      900     34,893       0.0%
    Wal-Mart Stores, Inc.                                        10,436    911,167       0.9%
#   WD-40 Co.                                                       200     22,170       0.0%
    Weis Markets, Inc.                                              488     18,949       0.0%
                                                                        ----------       ---
Total Consumer Staples                                                   5,847,871       5.7%
                                                                        ----------       ---
Energy -- (5.5%)
    Adams Resources & Energy, Inc.                                   49      2,104       0.0%
    Anadarko Petroleum Corp.                                      1,644     81,164       0.1%
    Andeavor                                                      2,607    276,968       0.3%
#*  Antero Resources Corp.                                        1,594     30,924       0.0%
    Apache Corp.                                                    974     40,294       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Energy -- (Continued)
    Arch Coal, Inc. Class A                                         289 $ 22,085       0.0%
    Archrock, Inc.                                                1,611   19,332       0.0%
    Baker Hughes a GE Co.                                         1,182   37,150       0.1%
*   Bill Barrett Corp.                                            1,675    8,258       0.0%
#   Bristow Group, Inc.                                             550    5,192       0.0%
    Cabot Oil & Gas Corp.                                         1,458   40,387       0.1%
#*  Callon Petroleum Co.                                          2,787   30,908       0.0%
#*  Centennial Resource Development, Inc. Class A                 2,190   42,552       0.1%
#*  Cheniere Energy, Inc.                                         1,072   50,105       0.1%
    Chevron Corp.                                                 5,557  644,001       0.6%
    Cimarex Energy Co.                                              398   46,538       0.1%
*   Clean Energy Fuels Corp.                                      2,859    6,719       0.0%
*   Concho Resources, Inc.                                          514   68,984       0.1%
    ConocoPhillips                                                3,522  180,150       0.2%
*   CONSOL Energy, Inc.                                           3,188   51,422       0.1%
*   Continental Resources, Inc.                                     491   19,989       0.0%
#   Core Laboratories NV                                            259   25,874       0.0%
#   CVR Energy, Inc.                                                700   19,215       0.0%
*   Dawson Geophysical Co.                                          564    2,493       0.0%
    Delek US Holdings, Inc.                                       2,421   63,067       0.1%
    DHT Holdings, Inc.                                              945    3,723       0.0%
#*  Diamond Offshore Drilling, Inc.                               1,155   19,323       0.0%
*   Diamondback Energy, Inc.                                        313   33,541       0.0%
*   Dril-Quip, Inc.                                                 700   29,470       0.0%
*   Eclipse Resources Corp.                                       4,372    9,706       0.0%
*   Energen Corp.                                                   740   38,258       0.1%
    EnLink Midstream LLC                                          1,731   26,831       0.0%
#   Ensco P.L.C. Class A                                          4,005   21,587       0.0%
    EOG Resources, Inc.                                           1,038  103,665       0.1%
#   EQT Corp.                                                       562   35,148       0.0%
*   Era Group, Inc.                                                 834    8,974       0.0%
*   Exterran Corp.                                                  805   25,977       0.0%
    Exxon Mobil Corp.                                            10,810  901,014       0.9%
*   Forum Energy Technologies, Inc.                               1,619   23,314       0.0%
    Frank's International NV                                      1,200    7,932       0.0%
*   Geospace Technologies Corp.                                     222    3,334       0.0%
    Green Plains, Inc.                                              700   12,880       0.0%
*   Gulfport Energy Corp.                                         1,806   24,742       0.0%
    Halliburton Co.                                                 625   26,713       0.0%
*   Helix Energy Solutions Group, Inc.                            4,404   30,035       0.0%
#   Helmerich & Payne, Inc.                                         600   32,586       0.0%
#   Hess Corp.                                                    1,926   85,052       0.1%
    HollyFrontier Corp.                                           2,283   84,357       0.1%
    Kinder Morgan, Inc.                                           4,939   89,445       0.1%
#*  Kosmos Energy, Ltd.                                           4,409   33,861       0.0%
#*  Laredo Petroleum, Inc.                                        2,249   26,808       0.0%
    Marathon Oil Corp.                                            1,428   20,306       0.0%
    Marathon Petroleum Corp.                                      3,606  215,423       0.2%
#*  Matador Resources Co.                                           924   24,532       0.0%
*   Matrix Service Co.                                              500    7,050       0.0%
*   McDermott International, Inc.                                 4,552   30,134       0.0%
#   Murphy Oil Corp.                                              2,106   56,336       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Energy -- (Continued)
    Nabors Industries, Ltd.                                      3,694  $   20,797       0.0%
    National Oilwell Varco, Inc.                                 2,068      70,705       0.1%
*   Natural Gas Services Group, Inc.                               200       5,560       0.0%
*   Newfield Exploration Co.                                     1,309      40,304       0.1%
*   Newpark Resources, Inc.                                      1,700      14,875       0.0%
#*  Noble Corp. P.L.C.                                           3,107      12,925       0.0%
    Noble Energy, Inc.                                           2,720      75,806       0.1%
*   Oasis Petroleum, Inc.                                        3,100      29,295       0.0%
    Occidental Petroleum Corp.                                   1,830     118,163       0.1%
    Oceaneering International, Inc.                              1,500      30,330       0.0%
*   Oil States International, Inc.                                 781      18,002       0.0%
    ONEOK, Inc.                                                    800      43,416       0.1%
*   Par Pacific Holdings, Inc.                                     107       2,246       0.0%
#*  Parsley Energy, Inc. Class A                                 1,362      36,229       0.1%
    Patterson-UTI Energy, Inc.                                   2,320      45,890       0.1%
    PBF Energy, Inc. Class A                                     1,666      48,264       0.1%
*   PDC Energy, Inc.                                               600      30,558       0.0%
*   Peabody Energy Corp.                                           736      22,735       0.0%
*   Penn Virginia Corp.                                            170       6,625       0.0%
    Phillips 66                                                  1,116     101,645       0.1%
    Pioneer Natural Resources Co.                                  526      78,726       0.1%
*   QEP Resources, Inc.                                          2,800      25,060       0.0%
#   Range Resources Corp.                                        1,088      19,704       0.0%
#*  Renewable Energy Group, Inc.                                 1,100      13,310       0.0%
#*  REX American Resources Corp.                                   200      17,636       0.0%
*   Rice Energy, Inc.                                            2,515      71,300       0.1%
#*  Rowan Cos. P.L.C. Class A                                    1,751      25,092       0.0%
#   RPC, Inc.                                                    1,190      28,929       0.0%
*   RSP Permian, Inc.                                            1,125      38,711       0.1%
    Schlumberger, Ltd.                                           3,478     222,592       0.2%
    Scorpio Tankers, Inc.                                        2,775       9,879       0.0%
*   SEACOR Holdings, Inc.                                          300      14,160       0.0%
*   SEACOR Marine Holdings, Inc.                                   301       4,259       0.0%
    SemGroup Corp. Class A                                         784      20,423       0.0%
    Ship Finance International, Ltd.                             1,848      27,535       0.0%
#   SM Energy Co.                                                1,287      27,452       0.0%
#*  SRC Energy, Inc.                                             1,941      18,517       0.0%
#*  Superior Energy Services, Inc.                               1,668      14,712       0.0%
    Targa Resources Corp.                                        1,318      54,697       0.1%
*   TechnipFMC P.L.C.                                            1,578      43,221       0.1%
#*  Transocean, Ltd.                                             3,179      33,380       0.0%
*   Unit Corp.                                                     800      14,976       0.0%
#   US Silica Holdings, Inc.                                       927      28,283       0.0%
    Valero Energy Corp.                                          2,944     232,252       0.2%
*   Whiting Petroleum Corp.                                      4,054      24,365       0.0%
    Williams Cos., Inc. (The)                                    1,522      43,377       0.1%
    World Fuel Services Corp.                                    1,068      29,690       0.0%
*   WPX Energy, Inc.                                             3,758      42,390       0.1%
                                                                        ----------       ---
Total Energy                                                             5,906,930       5.8%
                                                                        ----------       ---

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Financials -- (20.8%)
    1st Source Corp.                                                440 $ 22,576       0.0%
    Affiliated Managers Group, Inc.                                 300   55,950       0.1%
*   Alleghany Corp.                                                  80   45,298       0.1%
    Allstate Corp. (The)                                          1,765  165,663       0.2%
    Ally Financial, Inc.                                          5,412  141,416       0.1%
*   Ambac Financial Group, Inc.                                      31      505       0.0%
    American Equity Investment Life Holding Co.                   1,496   44,147       0.1%
    American Express Co.                                          3,414  326,105       0.3%
    American Financial Group, Inc.                                  659   69,518       0.1%
    American International Group, Inc.                            2,585  167,017       0.2%
    American National Insurance Co.                                 200   24,346       0.0%
    Ameriprise Financial, Inc.                                      996  155,914       0.2%
    Ameris Bancorp                                                  682   32,668       0.0%
    AMERISAFE, Inc.                                                 400   25,880       0.0%
    AmeriServ Financial, Inc.                                       560    2,296       0.0%
#   Amtrust Financial Services, Inc.                              2,572   32,304       0.0%
    Aon P.L.C.                                                      551   79,030       0.1%
*   Arch Capital Group, Ltd.                                        748   74,531       0.1%
    Argo Group International Holdings, Ltd.                         603   37,959       0.0%
    Arrow Financial Corp.                                           318   11,225       0.0%
    Arthur J Gallagher & Co.                                        934   59,150       0.1%
    Artisan Partners Asset Management, Inc. Class A                 779   26,798       0.0%
    Aspen Insurance Holdings, Ltd.                                  700   30,030       0.0%
    Associated Banc-Corp                                          1,577   39,898       0.0%
    Assured Guaranty, Ltd.                                        2,829  104,956       0.1%
    Axis Capital Holdings, Ltd.                                     400   21,756       0.0%
    Baldwin & Lyons, Inc. Class B                                   400    9,180       0.0%
#   Banc of California, Inc.                                      1,100   23,155       0.0%
    BancFirst Corp.                                                 650   35,522       0.0%
*   Bancorp, Inc. (The)                                             400    3,364       0.0%
    BancorpSouth, Inc.                                            1,486   46,958       0.1%
    Bank Mutual Corp.                                             1,000   10,575       0.0%
    Bank of America Corp.                                        32,309  884,944       0.9%
    Bank of Hawaii Corp.                                            746   60,881       0.1%
    Bank of Marin Bancorp                                            22    1,491       0.0%
    Bank of New York Mellon Corp. (The)                           4,015  206,572       0.2%
    Bank of the Ozarks, Inc.                                      1,538   71,702       0.1%
    BankUnited, Inc.                                              1,487   51,822       0.1%
    Banner Corp.                                                    400   22,928       0.0%
    BB&T Corp.                                                    3,051  150,231       0.2%
    Beneficial Bancorp, Inc.                                      1,319   21,764       0.0%
*   Berkshire Hathaway, Inc. Class B                              2,683  501,560       0.5%
    Berkshire Hills Bancorp, Inc.                                   697   26,695       0.0%
    BGC Partners, Inc. Class A                                    4,175   63,335       0.1%
    BlackRock, Inc.                                                 529  249,069       0.3%
    Blue Hills Bancorp, Inc.                                        400    8,680       0.0%
#*  BofI Holding, Inc.                                              872   23,457       0.0%
    BOK Financial Corp.                                             631   54,563       0.1%
    Boston Private Financial Holdings, Inc.                       1,500   23,850       0.0%
    Bridge Bancorp, Inc.                                            569   20,200       0.0%
*   Brighthouse Financial, Inc.                                     201   12,498       0.0%
    Brookline Bancorp, Inc.                                       1,601   24,655       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Financials -- (Continued)
    Brown & Brown, Inc.                                          1,274  $ 63,496       0.1%
    Bryn Mawr Bank Corp.                                           500    21,925       0.0%
    California First National Bancorp                                3        46       0.0%
    Camden National Corp.                                          193     8,332       0.0%
#   Capital Bank Financial Corp. Class A                           353    14,332       0.0%
    Capital One Financial Corp.                                  2,200   202,796       0.2%
    Capitol Federal Financial, Inc.                              2,200    30,338       0.0%
    Cathay General Bancorp                                       1,247    52,125       0.1%
#   Cboe Global Markets, Inc.                                      540    61,052       0.1%
    CenterState Banks Corp.                                        971    25,867       0.0%
    Central Pacific Financial Corp.                                628    19,543       0.0%
    Charles Schwab Corp. (The)                                   2,157    96,720       0.1%
    Chemical Financial Corp.                                       862    45,419       0.1%
    Chubb, Ltd.                                                  1,263   190,486       0.2%
    Cincinnati Financial Corp.                                     960    67,363       0.1%
#   CIT Group, Inc.                                              1,052    49,044       0.1%
    Citigroup, Inc.                                              8,736   642,096       0.6%
    Citizens Financial Group, Inc.                               2,622    99,662       0.1%
#*  Citizens, Inc.                                               1,400    10,612       0.0%
    City Holding Co.                                               400    28,196       0.0%
    Clifton Bancorp, Inc.                                          214     3,644       0.0%
    CME Group, Inc.                                                906   124,276       0.1%
    CNO Financial Group, Inc.                                    2,500    59,925       0.1%
    CoBiz Financial, Inc.                                          861    17,599       0.0%
    Cohen & Steers, Inc.                                           938    40,794       0.0%
    Columbia Banking System, Inc.                                1,146    49,862       0.1%
    Comerica, Inc.                                               1,107    86,977       0.1%
    Commerce Bancshares, Inc.                                    1,063    61,824       0.1%
#   Community Bank System, Inc.                                    777    42,960       0.1%
    Community Trust Bancorp, Inc.                                  250    12,075       0.0%
    ConnectOne Bancorp, Inc.                                       964    25,883       0.0%
#*  Cowen, Inc.                                                    469     7,035       0.0%
    Crawford & Co. Class A                                         200     1,892       0.0%
#   Crawford & Co. Class B                                         200     2,356       0.0%
*   Credit Acceptance Corp.                                        345    98,922       0.1%
*   Customers Bancorp, Inc.                                        308     8,421       0.0%
#   CVB Financial Corp.                                          1,760    41,994       0.1%
    Diamond Hill Investment Group, Inc.                             70    14,835       0.0%
    Dime Community Bancshares, Inc.                                700    15,435       0.0%
    Discover Financial Services                                  2,560   170,317       0.2%
    Donegal Group, Inc. Class A                                    700    11,998       0.0%
*   Donnelley Financial Solutions, Inc.                            924    19,866       0.0%
*   E*TRADE Financial Corp.                                      1,975    86,090       0.1%
*   Eagle Bancorp, Inc.                                            535    35,658       0.0%
    East West Bancorp, Inc.                                      1,423    85,152       0.1%
    Eaton Vance Corp.                                            1,589    80,197       0.1%
    EMC Insurance Group, Inc.                                      352    10,370       0.0%
    Employers Holdings, Inc.                                       630    30,051       0.0%
*   Encore Capital Group, Inc.                                     608    28,242       0.0%
*   Enova International, Inc.                                      640     9,504       0.0%
*   Enstar Group, Ltd.                                             200    45,560       0.1%
    Enterprise Bancorp, Inc.                                       355    12,816       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Financials -- (Continued)
    Enterprise Financial Services Corp.                            498  $ 21,713       0.0%
    Erie Indemnity Co. Class A                                     300    36,240       0.0%
*   Essent Group, Ltd.                                           1,071    45,646       0.1%
    Evercore, Inc. Class A                                         735    58,873       0.1%
    Everest Re Group, Ltd.                                         206    48,915       0.1%
*   Ezcorp, Inc. Class A                                           846     8,672       0.0%
    FactSet Research Systems, Inc.                                 200    37,974       0.0%
    Farmers National Banc Corp.                                  1,000    14,500       0.0%
    FBL Financial Group, Inc. Class A                              500    38,675       0.0%
*   FCB Financial Holdings, Inc. Class A                           548    25,592       0.0%
    Federal Agricultural Mortgage Corp. Class C                    200    14,848       0.0%
#   Federated Investors, Inc. Class B                            1,914    59,468       0.1%
    Federated National Holding Co.                                 200     3,068       0.0%
    Fidelity Southern Corp.                                        491    10,768       0.0%
    Fifth Third Bancorp                                          4,757   137,477       0.1%
#   Financial Engines, Inc.                                        924    33,356       0.0%
    Financial Institutions, Inc.                                   400    13,120       0.0%
    First American Financial Corp.                               1,833    99,752       0.1%
*   First BanCorp(318672706)                                     3,216    16,562       0.0%
    First Bancorp(318910106)                                       600    22,020       0.0%
    First Bancorp, Inc.                                            147     4,588       0.0%
    First Busey Corp.                                              678    21,099       0.0%
    First Citizens BancShares, Inc. Class A                        171    69,255       0.1%
    First Commonwealth Financial Corp.                           1,503    21,884       0.0%
    First Community Bancshares, Inc.                               398    11,888       0.0%
    First Defiance Financial Corp.                                 300    16,260       0.0%
    First Financial Bancorp                                      1,100    30,030       0.0%
#   First Financial Bankshares, Inc.                             1,130    51,584       0.1%
    First Financial Corp.                                          300    14,250       0.0%
    First Financial Northwest, Inc.                                100     1,663       0.0%
#   First Horizon National Corp.                                 2,926    54,921       0.1%
    First Interstate Bancsystem, Inc. Class A                      761    29,907       0.0%
    First Merchants Corp.                                          541    23,263       0.0%
    First Mid-Illinois Bancshares, Inc.                            449    17,331       0.0%
    First Midwest Bancorp, Inc.                                  2,063    47,635       0.1%
    First of Long Island Corp. (The)                               372    11,737       0.0%
    First Republic Bank                                            893    86,978       0.1%
#   First South Bancorp, Inc.                                      400     7,460       0.0%
    FirstCash, Inc.                                              1,232    78,663       0.1%
*   Flagstar Bancorp, Inc.                                         971    36,286       0.0%
    Flushing Financial Corp.                                       700    20,986       0.0%
    FNB Corp.                                                    3,895    52,544       0.1%
    FNF Group                                                    1,781    66,645       0.1%
*   FNFV Group                                                   1,618    27,910       0.0%
#*  Franklin Financial Network, Inc.                               266     9,124       0.0%
    Franklin Resources, Inc.                                     1,502    63,279       0.1%
    Fulton Financial Corp.                                       2,353    42,825       0.1%
#   Gain Capital Holdings, Inc.                                  1,536    11,336       0.0%
*   Genworth Financial, Inc. Class A                             6,433    21,293       0.0%
    German American Bancorp, Inc.                                  637    22,919       0.0%
#   Glacier Bancorp, Inc.                                        1,225    46,501       0.1%
*   Global Indemnity, Ltd.                                         550    23,083       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Goldman Sachs Group, Inc. (The)                               1,266 $  306,980       0.3%
    Great Southern Bancorp, Inc.                                    200     10,750       0.0%
    Great Western Bancorp, Inc.                                     612     24,841       0.0%
*   Green Bancorp, Inc.                                           1,200     26,580       0.0%
*   Green Dot Corp. Class A                                         880     49,826       0.1%
#   Greenhill & Co., Inc.                                           400      7,320       0.0%
*   Greenlight Capital Re, Ltd. Class A                             700     15,435       0.0%
    Guaranty Bancorp                                                766     21,793       0.0%
    Hancock Holding Co.                                           1,000     48,750       0.1%
    Hanmi Financial Corp.                                           469     14,422       0.0%
    Hanover Insurance Group, Inc. (The)                             600     59,028       0.1%
    Hartford Financial Services Group, Inc. (The)                 2,653    146,048       0.2%
    HCI Group, Inc.                                                 253      9,477       0.0%
    Heartland Financial USA, Inc.                                   493     24,280       0.0%
    Heritage Commerce Corp.                                       1,100     16,918       0.0%
    Heritage Financial Corp.                                        600     18,300       0.0%
#   Heritage Insurance Holdings, Inc.                               500      8,020       0.0%
    Hilltop Holdings, Inc.                                        1,349     31,782       0.0%
    Hingham Institution for Savings                                  55     10,709       0.0%
    Home Bancorp, Inc.                                              200      8,568       0.0%
    Home BancShares, Inc.                                         3,030     68,114       0.1%
*   HomeStreet, Inc.                                                443     12,869       0.0%
*   HomeTrust Bancshares, Inc.                                      362      9,503       0.0%
    Hope Bancorp, Inc.                                            2,631     48,542       0.1%
    Horace Mann Educators Corp.                                     700     30,660       0.0%
    Horizon Bancorp                                                 750     20,640       0.0%
    Houlihan Lokey, Inc.                                            546     22,730       0.0%
    Huntington Bancshares, Inc.                                   6,756     93,233       0.1%
    Iberiabank Corp.                                                700     51,625       0.1%
    Independent Bank Corp.                                          273     19,683       0.0%
    Independent Bank Group, Inc.                                    162     10,190       0.0%
    Infinity Property & Casualty Corp.                              135     12,737       0.0%
#   Interactive Brokers Group, Inc. Class A                       1,364     73,683       0.1%
    Intercontinental Exchange, Inc.                               2,620    173,182       0.2%
    International Bancshares Corp.                                1,357     55,094       0.1%
*   INTL. FCStone, Inc.                                             347     14,404       0.0%
    Invesco, Ltd.                                                 3,081    110,269       0.1%
    Investment Technology Group, Inc.                               884     20,747       0.0%
    Investors Bancorp, Inc.                                       3,305     45,444       0.1%
    James River Group Holdings, Ltd.                                377     15,955       0.0%
    Janus Henderson Group P.L.C.                                  1,226     42,603       0.1%
    JPMorgan Chase & Co.                                         16,007  1,610,464       1.6%
    Kearny Financial Corp.                                          836     12,582       0.0%
    Kemper Corp.                                                    900     57,690       0.1%
    KeyCorp                                                       4,291     78,311       0.1%
    Ladenburg Thalmann Financial Services, Inc.                   4,900     14,994       0.0%
    Lakeland Bancorp, Inc.                                          482      9,905       0.0%
    Lakeland Financial Corp.                                        312     15,063       0.0%
    Lazard, Ltd. Class A                                          1,568     74,543       0.1%
    LegacyTexas Financial Group, Inc.                               871     34,744       0.0%
    Legg Mason, Inc.                                                979     37,378       0.0%
*   LendingClub Corp.                                             3,898     22,180       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Financials -- (Continued)
*   LendingTree, Inc.                                               88  $ 23,588       0.0%
    Leucadia National Corp.                                      1,145    28,968       0.0%
    Lincoln National Corp.                                       1,414   107,153       0.1%
    Loews Corp.                                                  2,000    99,020       0.1%
    LPL Financial Holdings, Inc.                                 1,776    88,107       0.1%
    M&T Bank Corp.                                                 388    64,707       0.1%
    Macatawa Bank Corp.                                          1,032    10,361       0.0%
    Maiden Holdings, Ltd.                                        1,300    10,725       0.0%
    MainSource Financial Group, Inc.                               700    26,383       0.0%
#*  Markel Corp.                                                    99   107,346       0.1%
    MarketAxess Holdings, Inc.                                     270    46,980       0.1%
    Marlin Business Services Corp.                                 499    10,928       0.0%
    Marsh & McLennan Cos., Inc.                                  1,377   111,441       0.1%
    MB Financial, Inc.                                             904    41,530       0.0%
    Mercantile Bank Corp.                                          440    15,884       0.0%
    Mercury General Corp.                                          740    41,418       0.0%
    Meridian Bancorp, Inc.                                         806    15,878       0.0%
    Meta Financial Group, Inc.                                     224    19,544       0.0%
    MetLife, Inc.                                                2,211   118,465       0.1%
*   MGIC Investment Corp.                                        3,800    54,340       0.1%
    MidSouth Bancorp, Inc.                                          72       943       0.0%
    Moelis & Co. Class A                                           197     8,422       0.0%
    Moody's Corp.                                                  201    28,624       0.0%
    Morgan Stanley                                               5,601   280,050       0.3%
    Morningstar, Inc.                                              400    34,084       0.0%
    MSCI, Inc.                                                     412    48,352       0.1%
    Nasdaq, Inc.                                                 1,199    87,107       0.1%
    National Bank Holdings Corp. Class A                           600    19,692       0.0%
    National General Holdings Corp.                              1,033    20,846       0.0%
    National Western Life Group, Inc. Class A                       77    27,534       0.0%
#*  Nationstar Mortgage Holdings, Inc.                             628    12,227       0.0%
    Navient Corp.                                                5,134    63,970       0.1%
    Navigators Group, Inc. (The)                                   400    23,200       0.0%
    NBT Bancorp, Inc.                                            1,078    41,115       0.0%
    Nelnet, Inc. Class A                                           700    40,978       0.0%
#   New York Community Bancorp, Inc.                             2,268    28,486       0.0%
    NewStar Financial, Inc.                                        868    10,659       0.0%
*   NMI Holdings, Inc. Class A                                   1,550    22,553       0.0%
    Northern Trust Corp.                                         1,080   101,002       0.1%
    Northfield Bancorp, Inc.                                       524     8,939       0.0%
    Northwest Bancshares, Inc.                                   2,350    39,644       0.0%
    OceanFirst Financial Corp.                                     176     4,884       0.0%
    OFG Bancorp                                                  1,147    10,208       0.0%
    Old National Bancorp                                         2,280    41,496       0.0%
    Old Republic International Corp.                             3,200    64,928       0.1%
    OM Asset Management P.L.C.                                   1,473    22,507       0.0%
*   OneMain Holdings, Inc.                                       1,724    54,771       0.1%
    Oritani Financial Corp.                                        742    12,577       0.0%
    Pacific Continental Corp.                                      357     9,996       0.0%
*   Pacific Premier Bancorp, Inc.                                  497    20,079       0.0%
    PacWest Bancorp                                                905    43,753       0.1%
    Park National Corp.                                            340    37,329       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Financials -- (Continued)
    Park Sterling Corp.                                          1,122  $ 14,104       0.0%
    Peapack Gladstone Financial Corp.                              234     8,117       0.0%
    Penns Woods Bancorp, Inc.                                       71     3,438       0.0%
*   PennyMac Financial Services, Inc. Class A                      635    12,065       0.0%
    People's United Financial, Inc.                              3,659    68,277       0.1%
    Peoples Bancorp, Inc.                                          486    16,096       0.0%
*   PHH Corp.                                                    1,109    14,650       0.0%
    Pinnacle Financial Partners, Inc.                              944    62,493       0.1%
    PNC Financial Services Group, Inc. (The)                     1,300   177,827       0.2%
    Popular, Inc.                                                1,538    56,414       0.1%
#*  PRA Group, Inc.                                              1,000    27,900       0.0%
    Preferred Bank                                                 400    24,692       0.0%
    Primerica, Inc.                                              1,219   107,881       0.1%
    Principal Financial Group, Inc.                              2,598   171,078       0.2%
    ProAssurance Corp.                                             675    37,834       0.0%
    Progressive Corp. (The)                                      2,651   128,971       0.1%
    Prosperity Bancshares, Inc.                                  1,062    69,858       0.1%
    Provident Financial Services, Inc.                           1,200    32,640       0.0%
    Prudential Financial, Inc.                                   1,200   132,552       0.1%
    Radian Group, Inc.                                           1,100    23,056       0.0%
    Raymond James Financial, Inc.                                1,029    87,239       0.1%
    Regions Financial Corp.                                      7,696   119,134       0.1%
    Reinsurance Group of America, Inc.                             370    55,271       0.1%
    RenaissanceRe Holdings, Ltd.                                   419    57,973       0.1%
    Renasant Corp.                                                 805    33,327       0.0%
    Republic Bancorp, Inc. Class A                                 500    19,660       0.0%
    RLI Corp.                                                      620    36,636       0.0%
    S&P Global, Inc.                                               500    78,235       0.1%
    S&T Bancorp, Inc.                                              700    28,623       0.0%
    Safety Insurance Group, Inc.                                   300    24,660       0.0%
    Sandy Spring Bancorp, Inc.                                     600    24,246       0.0%
*   Santander Consumer USA Holdings, Inc.                        4,502    74,913       0.1%
*   Seacoast Banking Corp. of Florida                              520    12,891       0.0%
    SEI Investments Co.                                            664    42,835       0.1%
#   Selective Insurance Group, Inc.                              1,010    60,196       0.1%
#   ServisFirst Bancshares, Inc.                                   516    21,161       0.0%
*   Signature Bank                                                 442    57,464       0.1%
    Simmons First National Corp. Class A                           612    35,312       0.0%
*   SLM Corp.                                                    6,827    72,298       0.1%
    South State Corp.                                              300    27,015       0.0%
    Southside Bancshares, Inc.                                     151     5,347       0.0%
    State Auto Financial Corp.                                     700    17,948       0.0%
    State Bank Financial Corp.                                     562    16,247       0.0%
    State National Cos., Inc.                                      654    13,747       0.0%
    State Street Corp.                                           1,094   100,648       0.1%
    Sterling Bancorp                                             3,205    80,285       0.1%
    Stewart Information Services Corp.                             400    15,176       0.0%
    Stifel Financial Corp.                                         975    51,704       0.1%
    Stock Yards Bancorp, Inc.                                      450    16,988       0.0%
    Sun Bancorp, Inc.                                              600    15,210       0.0%
    SunTrust Banks, Inc.                                         1,772   106,692       0.1%
*   SVB Financial Group                                            400    87,712       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Financials -- (Continued)
    Synchrony Financial                                           5,569 $  181,661       0.2%
    Synovus Financial Corp.                                       1,727     80,910       0.1%
    T Rowe Price Group, Inc.                                      1,875    174,187       0.2%
    TCF Financial Corp.                                           2,700     49,194       0.1%
    TD Ameritrade Holding Corp.                                   1,185     59,238       0.1%
*   Texas Capital Bancshares, Inc.                                  498     42,853       0.1%
    TFS Financial Corp.                                           1,798     27,725       0.0%
*   Third Point Reinsurance, Ltd.                                 1,349     22,528       0.0%
    Tompkins Financial Corp.                                        305     26,572       0.0%
    Torchmark Corp.                                                 908     76,390       0.1%
    Towne Bank                                                      721     24,153       0.0%
    Travelers Cos., Inc. (The)                                    2,408    318,940       0.3%
    Trico Bancshares                                                166      6,876       0.0%
*   TriState Capital Holdings, Inc.                                 689     15,606       0.0%
    TrustCo Bank Corp. NY                                         2,597     23,827       0.0%
    Trustmark Corp.                                               1,251     41,208       0.0%
    U.S. Bancorp.                                                 8,200    445,916       0.4%
    UMB Financial Corp.                                             600     44,118       0.1%
    Umpqua Holdings Corp.                                         3,092     63,262       0.1%
    Union Bankshares Corp.                                        1,129     38,962       0.0%
    Union Bankshares, Inc.                                           64      3,149       0.0%
    United Bankshares, Inc.                                       1,617     58,131       0.1%
    United Community Banks, Inc.                                  1,409     38,635       0.0%
    United Financial Bancorp, Inc.                                1,084     19,848       0.0%
    United Fire Group, Inc.                                         450     20,741       0.0%
    Universal Insurance Holdings, Inc.                            1,300     31,005       0.0%
    Univest Corp. of Pennsylvania                                   423     12,394       0.0%
    Unum Group                                                    1,831     95,285       0.1%
    Validus Holdings, Ltd.                                        1,219     63,486       0.1%
    Valley National Bancorp                                       3,339     38,398       0.0%
#   Virtu Financial, Inc. Class A                                   605      8,561       0.0%
    Voya Financial, Inc.                                            600     24,096       0.0%
#   Waddell & Reed Financial, Inc. Class A                          652     12,186       0.0%
*   Walker & Dunlop, Inc.                                           600     32,934       0.0%
    Washington Federal, Inc.                                      1,280     44,544       0.1%
    Washington Trust Bancorp, Inc.                                  217     12,044       0.0%
    Waterstone Financial, Inc.                                      597     11,462       0.0%
    Webster Financial Corp.                                       1,325     72,862       0.1%
    Wells Fargo & Co.                                            22,366  1,255,627       1.2%
    WesBanco, Inc.                                                  723     29,209       0.0%
#   Westamerica Bancorporation                                      530     30,862       0.0%
*   Western Alliance Bancorp                                      1,457     81,301       0.1%
    Western New England Bancorp, Inc.                               215      2,268       0.0%
    Westwood Holdings Group, Inc.                                   267     17,328       0.0%
    White Mountains Insurance Group, Ltd.                           100     88,915       0.1%
    Willis Towers Watson P.L.C.                                     364     58,633       0.1%
    Wintrust Financial Corp.                                        671     54,546       0.1%
#   WisdomTree Investments, Inc.                                    936     10,380       0.0%
    WR Berkley Corp.                                              1,300     89,154       0.1%
    WSFS Financial Corp.                                            400     19,880       0.0%
    XL Group, Ltd.                                                1,523     61,636       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Financials -- (Continued)
    Zions Bancorporation                                         1,243  $    57,750       0.1%
                                                                        -----------      ----
Total Financials                                                         22,272,354      21.9%
                                                                        -----------      ----
Industrials -- (16.0%)
    3M Co.                                                       1,300      299,247       0.3%
    AAON, Inc.                                                     740       25,900       0.0%
    AAR Corp.                                                      800       31,112       0.0%
    ABM Industries, Inc.                                           800       33,576       0.0%
*   ACCO Brands Corp.                                            1,859       24,260       0.0%
#   Actuant Corp. Class A                                          579       14,765       0.0%
#   Acuity Brands, Inc.                                            272       45,478       0.1%
#   Advanced Drainage Systems, Inc.                                748       14,623       0.0%
*   Advisory Board Co. (The)                                       500       26,962       0.0%
*   AECOM                                                        2,469       86,563       0.1%
*   Aegion Corp.                                                   700       16,303       0.0%
*   Aerojet Rocketdyne Holdings, Inc.                            1,200       37,896       0.0%
*   Aerovironment, Inc.                                            400       20,464       0.0%
    AGCO Corp.                                                   1,465      100,455       0.1%
    Air Lease Corp.                                              1,800       78,210       0.1%
*   Air Transport Services Group, Inc.                           1,467       35,501       0.0%
    Aircastle, Ltd.                                                872       20,283       0.0%
    Alamo Group, Inc.                                              200       21,100       0.0%
    Alaska Air Group, Inc.                                       2,200      145,266       0.2%
    Albany International Corp. Class A                             486       29,330       0.0%
#   Allegiant Travel Co.                                           200       27,280       0.0%
    Allegion P.L.C.                                                469       39,110       0.1%
    Allison Transmission Holdings, Inc.                          1,553       65,987       0.1%
    Altra Industrial Motion Corp.                                  800       38,320       0.0%
    AMERCO                                                         151       59,289       0.1%
    American Airlines Group, Inc.                                1,620       75,848       0.1%
    American Railcar Industries, Inc.                              600       23,880       0.0%
*   American Woodmark Corp.                                        490       47,334       0.1%
    AMETEK, Inc.                                                 1,631      110,076       0.1%
    AO Smith Corp.                                                 392       23,206       0.0%
    Apogee Enterprises, Inc.                                       600       28,638       0.0%
    Applied Industrial Technologies, Inc.                          900       57,285       0.1%
    ArcBest Corp.                                                  600       19,560       0.0%
    Arconic, Inc.                                                2,616       65,714       0.1%
    Argan, Inc.                                                    429       29,494       0.0%
*   Armstrong Flooring, Inc.                                       464        6,867       0.0%
*   Armstrong World Industries, Inc.                               549       28,054       0.0%
    Astec Industries, Inc.                                         500       25,975       0.0%
*   Astronics Corp.                                                553       19,023       0.0%
#*  Astronics Corp. Class B                                         33        1,136       0.0%
*   Atlas Air Worldwide Holdings, Inc.                             450       27,607       0.0%
#*  Avis Budget Group, Inc.                                      1,155       47,644       0.1%
    AZZ, Inc.                                                      600       28,680       0.0%
#*  Babcock & Wilcox Enterprises, Inc.                             600        2,628       0.0%
    Barnes Group, Inc.                                             920       59,883       0.1%
    Barrett Business Services, Inc.                                222       13,495       0.0%
*   Beacon Roofing Supply, Inc.                                    828       45,879       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Industrials -- (Continued)
*   BMC Stock Holdings, Inc.                                       664  $ 14,243       0.0%
    Boeing Co. (The)                                             1,200   309,576       0.3%
    Brady Corp. Class A                                            700    26,635       0.0%
    Briggs & Stratton Corp.                                        600    15,120       0.0%
    Brink's Co. (The)                                              997    75,872       0.1%
*   Builders FirstSource, Inc.                                   1,800    32,436       0.0%
    BWX Technologies, Inc.                                       1,200    71,904       0.1%
*   CAI International, Inc.                                        600    22,212       0.0%
    Carlisle Cos., Inc.                                            500    54,915       0.1%
*   Casella Waste Systems, Inc. Class A                            700    12,922       0.0%
    Caterpillar, Inc.                                            2,139   290,476       0.3%
*   CBIZ, Inc.                                                   1,100    18,645       0.0%
    CECO Environmental Corp.                                       396     3,473       0.0%
#   CH Robinson Worldwide, Inc.                                    500    39,265       0.1%
#   Chicago Bridge & Iron Co. NV                                 1,224    17,063       0.0%
    Cintas Corp.                                                   400    59,616       0.1%
    CIRCOR International, Inc.                                     300    13,185       0.0%
*   Clean Harbors, Inc.                                            818    43,771       0.1%
*   Colfax Corp.                                                 1,510    62,982       0.1%
    Columbus McKinnon Corp.                                        500    19,780       0.0%
    Comfort Systems USA, Inc.                                      600    26,580       0.0%
*   Continental Building Products, Inc.                            700    18,690       0.0%
    Copa Holdings SA Class A                                       293    36,095       0.0%
*   Copart, Inc.                                                 1,460    52,983       0.1%
    Costamare, Inc.                                              3,232    20,071       0.0%
#   Covanta Holding Corp.                                        2,083    33,536       0.0%
*   Covenant Transportation Group, Inc. Class A                    115     3,416       0.0%
    CRA International, Inc.                                        300    12,678       0.0%
    Crane Co.                                                      900    74,808       0.1%
*   CSW Industrials, Inc.                                          395    19,375       0.0%
    CSX Corp.                                                    5,500   277,365       0.3%
    Cubic Corp.                                                    600    32,730       0.0%
    Cummins, Inc.                                                  708   125,231       0.1%
    Curtiss-Wright Corp.                                         1,000   118,250       0.1%
    Deere & Co.                                                    990   131,551       0.1%
    Delta Air Lines, Inc.                                        5,029   251,601       0.3%
    Deluxe Corp.                                                 1,190    82,883       0.1%
    Donaldson Co., Inc.                                            800    37,768       0.0%
    Douglas Dynamics, Inc.                                         619    25,967       0.0%
    Dover Corp.                                                  1,331   127,097       0.1%
*   Ducommun, Inc.                                                 430    14,177       0.0%
    Dun & Bradstreet Corp. (The)                                   214    25,002       0.0%
*   DXP Enterprises, Inc.                                          200     6,414       0.0%
#*  Dycom Industries, Inc.                                         456    40,050       0.1%
    Eastern Co. (The)                                              142     4,104       0.0%
    Eaton Corp. P.L.C.                                           1,633   130,673       0.1%
*   Echo Global Logistics, Inc.                                    400     9,620       0.0%
    EMCOR Group, Inc.                                            1,300   104,663       0.1%
    Emerson Electric Co.                                         1,715   110,549       0.1%
    Encore Wire Corp.                                              400    18,060       0.0%
    EnerSys                                                        694    48,143       0.1%
*   Engility Holdings, Inc.                                        679    22,862       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Industrials -- (Continued)
    Ennis, Inc.                                                    600  $ 12,090       0.0%
    EnPro Industries, Inc.                                         400    33,496       0.0%
    Equifax, Inc.                                                  500    54,265       0.1%
    ESCO Technologies, Inc.                                        400    23,180       0.0%
*   Esterline Technologies Corp.                                   400    37,940       0.0%
    Expeditors International of Washington, Inc.                   700    40,866       0.1%
#   Fastenal Co.                                                   600    28,182       0.0%
    Federal Signal Corp.                                           800    17,080       0.0%
    FedEx Corp.                                                  1,366   308,456       0.3%
#   Flowserve Corp.                                                901    39,707       0.1%
    Fluor Corp.                                                  1,040    44,814       0.1%
    Forrester Research, Inc.                                       335    14,640       0.0%
    Fortune Brands Home & Security, Inc.                           945    62,427       0.1%
    Forward Air Corp.                                              500    28,720       0.0%
    Franklin Electric Co., Inc.                                    719    32,714       0.0%
*   FTI Consulting, Inc.                                           920    39,330       0.1%
#   GATX Corp.                                                   1,007    59,826       0.1%
*   Generac Holdings, Inc.                                       1,531    79,750       0.1%
    General Cable Corp.                                          1,000    20,950       0.0%
    General Dynamics Corp.                                         723   146,755       0.2%
*   Genesee & Wyoming, Inc. Class A                                800    57,424       0.1%
*   Gibraltar Industries, Inc.                                     800    26,600       0.0%
    Global Brass & Copper Holdings, Inc.                           441    15,435       0.0%
*   GMS, Inc.                                                      338    11,509       0.0%
    Gorman-Rupp Co. (The)                                          625    19,988       0.0%
    Graco, Inc.                                                    600    79,074       0.1%
    Granite Construction, Inc.                                     700    44,583       0.1%
*   Great Lakes Dredge & Dock Corp.                              1,000     5,100       0.0%
#   Greenbrier Cos., Inc. (The)                                    700    36,540       0.0%
    Griffon Corp.                                                1,100    24,805       0.0%
    H&E Equipment Services, Inc.                                   375    12,353       0.0%
*   Harsco Corp.                                                   942    20,018       0.0%
*   Hawaiian Holdings, Inc.                                      1,100    36,850       0.0%
*   HD Supply Holdings, Inc.                                       815    28,843       0.0%
    Healthcare Services Group, Inc.                                400    21,156       0.0%
    Heartland Express, Inc.                                      1,500    31,995       0.0%
#   HEICO Corp.                                                    522    47,335       0.1%
    HEICO Corp. Class A                                            888    67,577       0.1%
    Heidrick & Struggles International, Inc.                       400     9,940       0.0%
*   Herc Holdings, Inc.                                            597    28,931       0.0%
*   Heritage-Crystal Clean, Inc.                                    99     1,935       0.0%
    Herman Miller, Inc.                                            900    30,240       0.0%
*   Hertz Global Holdings, Inc.                                    404    10,047       0.0%
    Hexcel Corp.                                                 1,373    83,327       0.1%
*   Hill International, Inc.                                       900     4,770       0.0%
    Hillenbrand, Inc.                                            1,630    64,466       0.1%
    HNI Corp.                                                      649    22,209       0.0%
    Honeywell International, Inc.                                1,737   250,406       0.3%
*   Hub Group, Inc. Class A                                        700    30,310       0.0%
    Hubbell, Inc.                                                  764    96,126       0.1%
#*  Hudson Technologies, Inc.                                    1,343     7,951       0.0%
    Huntington Ingalls Industries, Inc.                            318    74,040       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Industrials -- (Continued)
*   Huron Consulting Group, Inc.                                   413  $ 15,116       0.0%
    Hyster-Yale Materials Handling, Inc.                           300    23,547       0.0%
*   ICF International, Inc.                                        350    18,795       0.0%
    IDEX Corp.                                                     432    55,387       0.1%
    Illinois Tool Works, Inc.                                      635    99,390       0.1%
    Ingersoll-Rand P.L.C.                                        1,215   107,649       0.1%
*   InnerWorkings, Inc.                                            640     6,963       0.0%
    Insperity, Inc.                                                400    37,960       0.0%
    Insteel Industries, Inc.                                       400    10,220       0.0%
    Interface, Inc.                                              1,285    29,298       0.0%
    ITT, Inc.                                                    1,500    69,960       0.1%
    Jacobs Engineering Group, Inc.                                 800    46,568       0.1%
    JB Hunt Transport Services, Inc.                               691    73,515       0.1%
*   JetBlue Airways Corp.                                        4,746    90,886       0.1%
    John Bean Technologies Corp.                                   300    32,070       0.0%
    Johnson Controls International P.L.C.                        2,378    98,425       0.1%
    Kadant, Inc.                                                   234    26,582       0.0%
    Kaman Corp.                                                    600    33,564       0.0%
    Kansas City Southern                                         1,000   104,220       0.1%
    KAR Auction Services, Inc.                                   2,097    99,251       0.1%
#   KBR, Inc.                                                    1,821    35,746       0.0%
    Kelly Services, Inc. Class A                                   632    16,628       0.0%
    Kennametal, Inc.                                               610    26,627       0.0%
#*  KEYW Holding Corp. (The)                                     1,151     8,690       0.0%
    Kforce, Inc.                                                   856    17,933       0.0%
    Kimball International, Inc. Class B                            858    16,448       0.0%
*   Kirby Corp.                                                  1,000    70,850       0.1%
*   KLX, Inc.                                                      799    43,833       0.1%
#*  Knight-Swift Transportation Holdings, Inc.                   2,913   120,744       0.1%
    Knoll, Inc.                                                    628    13,326       0.0%
    Korn/Ferry International                                       806    33,715       0.0%
*   Kratos Defense & Security Solutions, Inc.                    1,538    18,518       0.0%
    L3 Technologies, Inc.                                          400    74,872       0.1%
    Landstar System, Inc.                                          400    39,500       0.1%
*   Lawson Products, Inc.                                          185     4,653       0.0%
    Lennox International, Inc.                                     260    49,694       0.1%
    Lincoln Electric Holdings, Inc.                                356    32,635       0.0%
    Lindsay Corp.                                                  100     9,156       0.0%
    Lockheed Martin Corp.                                          482   148,533       0.2%
*   Lydall, Inc.                                                   400    23,120       0.0%
    Macquarie Infrastructure Corp.                                 369    25,664       0.0%
*   Manitowoc Co., Inc. (The)                                    2,048    19,497       0.0%
    ManpowerGroup, Inc.                                            888   109,473       0.1%
    Marten Transport, Ltd.                                       1,500    29,475       0.0%
    Masco Corp.                                                    985    39,223       0.1%
*   Masonite International Corp.                                   377    25,297       0.0%
*   MasTec, Inc.                                                 1,477    64,323       0.1%
*   Mastech Digital, Inc.                                           55       701       0.0%
    Matson, Inc.                                                 1,017    27,693       0.0%
    Matthews International Corp. Class A                           500    31,425       0.0%
    Maxar Technologies, Ltd.                                       523    33,106       0.0%
    McGrath RentCorp                                               700    31,290       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Industrials -- (Continued)
*   Mercury Systems, Inc.                                          605  $ 30,534       0.0%
*   Meritor, Inc.                                                1,540    40,055       0.1%
#*  Middleby Corp. (The)                                           394    45,665       0.1%
*   Milacron Holdings Corp.                                        595    10,680       0.0%
    Miller Industries, Inc.                                        300     8,475       0.0%
*   Mistras Group, Inc.                                             69     1,450       0.0%
    Mobile Mini, Inc.                                              781    25,851       0.0%
*   Moog, Inc. Class A                                             700    61,432       0.1%
*   MRC Global, Inc.                                               900    15,435       0.0%
    MSA Safety, Inc.                                               567    45,076       0.1%
    MSC Industrial Direct Co., Inc. Class A                        689    57,118       0.1%
    Mueller Industries, Inc.                                     1,118    38,850       0.0%
    Mueller Water Products, Inc. Class A                         3,445    41,133       0.1%
    Multi-Color Corp.                                              432    35,726       0.0%
*   MYR Group, Inc.                                                619    19,740       0.0%
*   Navigant Consulting, Inc.                                    1,100    19,041       0.0%
*   Navistar International Corp.                                   842    35,625       0.0%
*   NCI Building Systems, Inc.                                   1,506    24,021       0.0%
    Nielsen Holdings P.L.C.                                      1,864    69,098       0.1%
    NN, Inc.                                                       277     8,185       0.0%
    Nordson Corp.                                                  404    51,183       0.1%
    Norfolk Southern Corp.                                       1,661   218,289       0.2%
    Northrop Grumman Corp.                                         328    96,934       0.1%
#*  NOW, Inc.                                                    1,167    14,611       0.0%
    Old Dominion Freight Line, Inc.                              1,019   123,431       0.1%
    Omega Flex, Inc.                                               169    10,899       0.0%
*   On Assignment, Inc.                                          1,100    67,342       0.1%
    Orbital ATK, Inc.                                              725    96,374       0.1%
    Oshkosh Corp.                                                1,336   122,324       0.1%
    Owens Corning                                                1,356   112,128       0.1%
    PACCAR, Inc.                                                 1,770   126,962       0.1%
*   PAM Transportation Services, Inc.                              144     4,215       0.0%
    Park-Ohio Holdings Corp.                                       200     9,430       0.0%
    Parker-Hannifin Corp.                                          563   102,809       0.1%
*   Patrick Industries, Inc.                                       325    30,225       0.0%
    Pentair P.L.C.                                               1,255    88,427       0.1%
*   PGT Innovations, Inc.                                          957    13,494       0.0%
    Pitney Bowes, Inc.                                           1,237    16,996       0.0%
*   Ply Gem Holdings, Inc.                                         869    14,686       0.0%
    Powell Industries, Inc.                                        300     8,694       0.0%
    Preformed Line Products Co.                                    191    13,582       0.0%
    Primoris Services Corp.                                      1,216    34,376       0.0%
*   Proto Labs, Inc.                                               146    12,739       0.0%
    Quad/Graphics, Inc.                                            200     4,558       0.0%
    Quanex Building Products Corp.                               1,000    21,950       0.0%
*   Quanta Services, Inc.                                        2,117    79,874       0.1%
    Raven Industries, Inc.                                         600    20,190       0.0%
    Raytheon Co.                                                   800   144,160       0.2%
*   RBC Bearings, Inc.                                             300    37,146       0.0%
*   RCM Technologies, Inc.                                         400     2,368       0.0%
    Regal Beloit Corp.                                             637    51,693       0.1%
    Republic Services, Inc.                                      1,918   124,804       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Industrials -- (Continued)
    Resources Connection, Inc.                                     699  $ 11,009       0.0%
*   Rexnord Corp.                                                1,378    35,167       0.0%
    Robert Half International, Inc.                              1,185    61,347       0.1%
    Rockwell Automation, Inc.                                      500   100,410       0.1%
    Rockwell Collins, Inc.                                         672    91,123       0.1%
#   Rollins, Inc.                                                  790    34,689       0.0%
*   RPX Corp.                                                      330     4,297       0.0%
*   Rush Enterprises, Inc. Class A                                 750    38,085       0.0%
    Ryder System, Inc.                                           1,300   105,404       0.1%
*   Saia, Inc.                                                     450    29,160       0.0%
#*  Sensata Technologies Holding NV                              1,542    75,419       0.1%
    Simpson Manufacturing Co., Inc.                                700    39,018       0.1%
    SkyWest, Inc.                                                  900    42,390       0.1%
#   Snap-on, Inc.                                                  500    78,890       0.1%
    Southwest Airlines Co.                                       4,289   231,006       0.2%
*   SP Plus Corp.                                                  500    19,375       0.0%
    Spirit Aerosystems Holdings, Inc. Class A                    1,192    95,479       0.1%
*   Spirit Airlines, Inc.                                        1,077    39,946       0.1%
*   SPX Corp.                                                      546    15,992       0.0%
*   SPX FLOW, Inc.                                                 909    37,478       0.0%
    Standex International Corp.                                    300    31,065       0.0%
    Stanley Black & Decker, Inc.                                   785   126,817       0.1%
    Steelcase, Inc. Class A                                      1,700    24,735       0.0%
*   Stericycle, Inc.                                               300    21,255       0.0%
    Sun Hydraulics Corp.                                           462    26,579       0.0%
#*  Team, Inc.                                                     500     6,150       0.0%
*   Teledyne Technologies, Inc.                                    600   101,976       0.1%
    Tennant Co.                                                    300    20,805       0.0%
    Terex Corp.                                                  1,300    61,243       0.1%
    Tetra Tech, Inc.                                             1,000    49,250       0.1%
    Textron, Inc.                                                2,314   122,040       0.1%
*   Thermon Group Holdings, Inc.                                   500    10,755       0.0%
    Timken Co. (The)                                             1,100    51,865       0.1%
    Titan International, Inc.                                    1,177    11,464       0.0%
    Toro Co. (The)                                                 800    50,280       0.1%
#   TransDigm Group, Inc.                                          145    40,237       0.1%
*   Trex Co., Inc.                                                 444    48,596       0.1%
*   TriMas Corp.                                                   456    12,107       0.0%
*   TriNet Group, Inc.                                           1,124    39,025       0.1%
    Trinity Industries, Inc.                                     3,426   111,414       0.1%
    Triton International, Ltd.                                     900    35,910       0.0%
#   Triumph Group, Inc.                                            859    26,672       0.0%
*   TrueBlue, Inc.                                                 575    15,583       0.0%
*   Tutor Perini Corp.                                             700    19,740       0.0%
    UniFirst Corp.                                                 240    37,800       0.0%
    Union Pacific Corp.                                          2,902   336,023       0.3%
*   United Continental Holdings, Inc.                            2,770   161,990       0.2%
    United Parcel Service, Inc. Class B                          1,300   152,789       0.2%
*   United Rentals, Inc.                                           839   118,702       0.1%
    United Technologies Corp.                                    2,792   334,370       0.3%
*   Univar, Inc.                                                   886    26,359       0.0%
    Universal Forest Products, Inc.                                400    45,160       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Industrials -- (Continued)
    Universal Logistics Holdings, Inc.                              325 $     7,020       0.0%
    US Ecology, Inc.                                                400      19,020       0.0%
#*  USG Corp.                                                     1,543      52,971       0.1%
    Valmont Industries, Inc.                                        342      54,344       0.1%
*   Vectrus, Inc.                                                   240       7,322       0.0%
*   Verisk Analytics, Inc.                                          650      55,282       0.1%
*   Veritiv Corp.                                                   273       8,777       0.0%
    Viad Corp.                                                      600      34,830       0.0%
*   Virco Manufacturing Corp.                                       285       1,610       0.0%
#   Wabash National Corp.                                         1,350      30,375       0.0%
*   WABCO Holdings, Inc.                                            200      29,514       0.0%
#   Wabtec Corp.                                                    600      45,900       0.1%
    Waste Management, Inc.                                        1,386     113,888       0.1%
    Watsco, Inc.                                                    210      34,980       0.0%
    Watts Water Technologies, Inc. Class A                          269      18,131       0.0%
#*  Welbilt, Inc.                                                 1,448      31,943       0.0%
    Werner Enterprises, Inc.                                      1,700      60,605       0.1%
*   Wesco Aircraft Holdings, Inc.                                   781       7,068       0.0%
*   WESCO International, Inc.                                       649      40,984       0.1%
    Woodward, Inc.                                                  600      46,398       0.1%
#   WW Grainger, Inc.                                               290      57,333       0.1%
#*  XPO Logistics, Inc.                                           2,138     148,270       0.2%
    Xylem, Inc.                                                   1,201      79,903       0.1%
*   YRC Worldwide, Inc.                                             640       8,621       0.0%
                                                                        -----------      ----
Total Industrials                                                        17,090,706      16.8%
                                                                        -----------      ----
Information Technology -- (20.9%)
#*  3D Systems Corp.                                                300       3,714       0.0%
    Accenture P.L.C. Class A                                        633      90,114       0.1%
*   ACI Worldwide, Inc.                                           1,826      43,970       0.1%
    Activision Blizzard, Inc.                                     1,673     109,565       0.1%
*   Actua Corp.                                                     900      13,905       0.0%
*   Acxiom Corp.                                                  1,000      25,160       0.0%
*   Adobe Systems, Inc.                                             473      82,851       0.1%
    ADTRAN, Inc.                                                    600      12,660       0.0%
*   Advanced Energy Industries, Inc.                                676      57,271       0.1%
#*  Advanced Micro Devices, Inc.                                  2,196      24,123       0.0%
*   Akamai Technologies, Inc.                                     1,295      67,664       0.1%
    Alliance Data Systems Corp.                                     130      29,085       0.0%
*   Alphabet, Inc. Class A                                          619     639,452       0.6%
*   Alphabet, Inc. Class C                                          648     658,783       0.7%
    Amdocs, Ltd.                                                  1,200      78,120       0.1%
*   Amkor Technology, Inc.                                        4,400      50,908       0.1%
    Amphenol Corp. Class A                                          800      69,600       0.1%
    Analog Devices, Inc.                                            714      65,188       0.1%
*   ANGI Homeservices, Inc. Class A                               1,372      17,150       0.0%
*   Anixter International, Inc.                                     536      36,823       0.0%
*   ANSYS, Inc.                                                     500      68,355       0.1%
    Apple, Inc.                                                  12,836   2,169,797       2.1%
    Applied Materials, Inc.                                       3,806     214,773       0.2%
#*  Applied Optoelectronics, Inc.                                   396      16,133       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Information Technology -- (Continued)
#*  Arista Networks, Inc.                                           275 $ 54,970       0.1%
*   ARRIS International P.L.C.                                    2,164   61,674       0.1%
*   Arrow Electronics, Inc.                                         922   77,070       0.1%
*   Aspen Technology, Inc.                                          802   51,745       0.1%
*   Autodesk, Inc.                                                  300   37,488       0.0%
    Automatic Data Processing, Inc.                               1,000  116,260       0.1%
#*  Avid Technology, Inc.                                            62      275       0.0%
    Avnet, Inc.                                                   1,044   41,551       0.1%
    AVX Corp.                                                       886   16,692       0.0%
*   Axcelis Technologies, Inc.                                      651   21,418       0.0%
*   AXT, Inc.                                                       300    2,790       0.0%
    Badger Meter, Inc.                                              600   26,280       0.0%
*   Barracuda Networks, Inc.                                        912   21,259       0.0%
    Belden, Inc.                                                    545   43,551       0.1%
*   Benchmark Electronics, Inc.                                     868   26,865       0.0%
*   Black Knight, Inc.                                              869   39,409       0.0%
    Blackbaud, Inc.                                                 200   20,260       0.0%
*   Blackhawk Network Holdings, Inc.                                850   28,857       0.0%
*   Blucora, Inc.                                                 1,000   21,700       0.0%
    Booz Allen Hamilton Holding Corp.                             1,250   47,237       0.1%
*   Bottomline Technologies de, Inc.                                261    8,498       0.0%
    Broadcom, Ltd.                                                  604  159,402       0.2%
    Broadridge Financial Solutions, Inc.                            584   50,177       0.1%
    Brocade Communications Systems, Inc.                          5,772   67,244       0.1%
    Brooks Automation, Inc.                                       1,100   37,829       0.0%
    CA, Inc.                                                      3,227  104,490       0.1%
    Cabot Microelectronics Corp.                                    300   29,001       0.0%
*   CACI International, Inc. Class A                                405   58,219       0.1%
*   Cadence Design Systems, Inc.                                    991   42,772       0.1%
*   CalAmp Corp.                                                    500   11,365       0.0%
*   Calix, Inc.                                                     993    5,461       0.0%
*   Carbonite, Inc.                                                 716   16,253       0.0%
*   Cardtronics P.L.C. Class A                                      982   22,488       0.0%
#*  Cars.com, Inc.                                                1,113   26,512       0.0%
    Cass Information Systems, Inc.                                  212   13,674       0.0%
#*  Cavium, Inc.                                                    147   10,142       0.0%
    CDK Global, Inc.                                                333   21,165       0.0%
    CDW Corp.                                                     1,079   75,530       0.1%
*   Ceva, Inc.                                                       95    4,589       0.0%
#*  Ciena Corp.                                                   1,691   35,968       0.0%
#*  Cimpress NV                                                     319   34,816       0.0%
*   Cirrus Logic, Inc.                                            1,285   71,960       0.1%
    Cisco Systems, Inc.                                          23,593  805,701       0.8%
*   Citrix Systems, Inc.                                            400   33,044       0.0%
    Cognex Corp.                                                    667   82,141       0.1%
    Cognizant Technology Solutions Corp. Class A                  1,826  138,173       0.1%
*   Coherent, Inc.                                                   96   25,220       0.0%
    Cohu, Inc.                                                      600   15,480       0.0%
#*  CommerceHub, Inc. Series A                                       95    2,121       0.0%
*   CommerceHub, Inc. Series C                                      190    4,053       0.0%
*   CommScope Holding Co., Inc.                                     947   30,437       0.0%
*   Conduent, Inc.                                                2,787   43,143       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Information Technology -- (Continued)
    Convergys Corp.                                              1,717  $ 44,178       0.1%
*   CoreLogic, Inc.                                              1,279    59,985       0.1%
    Corning, Inc.                                                3,565   111,620       0.1%
*   CoStar Group, Inc.                                             148    43,771       0.1%
*   Cray, Inc.                                                     624    12,886       0.0%
*   Cree, Inc.                                                   1,267    45,232       0.1%
    CSG Systems International, Inc.                                860    36,412       0.0%
    CSRA, Inc.                                                   1,721    55,055       0.1%
    CTS Corp.                                                      549    14,933       0.0%
#   Cypress Semiconductor Corp.                                  4,763    75,541       0.1%
    Daktronics, Inc.                                               587     6,028       0.0%
*   Dell Technologies, Inc. Class V                                998    82,604       0.1%
#   Diebold Nixdorf, Inc.                                          400     7,720       0.0%
*   Digi International, Inc.                                       900     9,360       0.0%
*   Diodes, Inc.                                                   837    28,743       0.0%
    Dolby Laboratories, Inc. Class A                               766    44,382       0.1%
*   DSP Group, Inc.                                                600     8,040       0.0%
    DST Systems, Inc.                                            1,240    72,689       0.1%
    DXC Technology Co.                                           1,970   180,294       0.2%
*   eBay, Inc.                                                   3,676   138,365       0.1%
#   Ebix, Inc.                                                     562    38,188       0.0%
*   EchoStar Corp. Class A                                         625    34,969       0.0%
*   Electronic Arts, Inc.                                          551    65,900       0.1%
*   Electronics for Imaging, Inc.                                  416    12,838       0.0%
*   Endurance International Group Holdings, Inc.                 1,142     9,364       0.0%
    Entegris, Inc.                                               2,601    85,183       0.1%
*   Envestnet, Inc.                                                195    10,413       0.0%
*   EPAM Systems, Inc.                                             278    25,340       0.0%
*   ePlus, Inc.                                                    218    20,841       0.0%
*   Euronet Worldwide, Inc.                                        658    63,589       0.1%
*   ExlService Holdings, Inc.                                      500    31,210       0.0%
*   F5 Networks, Inc.                                              300    36,381       0.0%
*   Fabrinet                                                       700    26,026       0.0%
*   Facebook, Inc. Class A                                       3,216   579,073       0.6%
    Fair Isaac Corp.                                               200    29,032       0.0%
*   FARO Technologies, Inc.                                        413    21,393       0.0%
    Fidelity National Information Services, Inc.                 1,249   115,857       0.1%
*   Finisar Corp.                                                1,669    39,288       0.0%
*   First Solar, Inc.                                            1,039    56,958       0.1%
*   Fiserv, Inc.                                                   429    55,525       0.1%
*   FleetCor Technologies, Inc.                                    334    55,200       0.1%
*   Flex, Ltd.                                                   5,548    98,754       0.1%
    FLIR Systems, Inc.                                           1,911    89,473       0.1%
*   FormFactor, Inc.                                               744    13,541       0.0%
*   Fortinet, Inc.                                                 343    13,518       0.0%
*   Frequency Electronics, Inc.                                    300     2,790       0.0%
*   Gartner, Inc.                                                  391    48,996       0.1%
    Genpact, Ltd.                                                1,566    47,685       0.1%
    Global Payments, Inc.                                          550    57,172       0.1%
*   Globant SA                                                     304    11,467       0.0%
#*  GoDaddy, Inc. Class A                                          330    15,411       0.0%
*   GrubHub, Inc.                                                  472    28,801       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Information Technology -- (Continued)
*   GTT Communications, Inc.                                        590 $   21,505       0.0%
#*  Guidewire Software, Inc.                                        209     16,716       0.0%
    Hackett Group, Inc. (The)                                       700     10,808       0.0%
#*  Harmonic, Inc.                                                2,474      9,154       0.0%
    Harris Corp.                                                    939    130,821       0.1%
    Hewlett Packard Enterprise Co.                                9,033    125,739       0.1%
    HP, Inc.                                                      3,401     73,292       0.1%
*   IAC/InterActiveCorp                                             794    102,466       0.1%
*   II-VI, Inc.                                                   1,177     53,200       0.1%
#*  Infinera Corp.                                                1,650     13,810       0.0%
*   Innodata, Inc.                                                  200        260       0.0%
*   Insight Enterprises, Inc.                                       900     40,545       0.0%
*   Integrated Device Technology, Inc.                            1,200     37,284       0.0%
    Intel Corp.                                                  29,844  1,357,604       1.3%
    InterDigital, Inc.                                              694     50,905       0.1%
    International Business Machines Corp.                         1,873    288,554       0.3%
    Intuit, Inc.                                                    400     60,408       0.1%
*   IPG Photonics Corp.                                             803    170,967       0.2%
*   Itron, Inc.                                                     400     31,260       0.0%
*   IXYS Corp.                                                      910     22,477       0.0%
    j2 Global, Inc.                                                 728     53,974       0.1%
    Jabil, Inc.                                                   3,412     96,491       0.1%
    Jack Henry & Associates, Inc.                                   276     30,396       0.0%
    Juniper Networks, Inc.                                        1,989     49,387       0.1%
*   Kemet Corp.                                                   1,851     47,552       0.1%
*   Keysight Technologies, Inc.                                   1,334     59,590       0.1%
*   Kimball Electronics, Inc.                                       500     11,000       0.0%
    KLA-Tencor Corp.                                                700     76,223       0.1%
#*  Knowles Corp.                                                 1,106     18,315       0.0%
*   Kulicke & Soffa Industries, Inc.                              1,300     29,445       0.0%
    Lam Research Corp.                                              978    203,981       0.2%
*   Lattice Semiconductor Corp.                                   1,200      7,020       0.0%
    Leidos Holdings, Inc.                                           657     41,076       0.0%
    Littelfuse, Inc.                                                304     63,536       0.1%
    LogMeIn, Inc.                                                   446     53,988       0.1%
#*  Lumentum Holdings, Inc.                                         667     42,121       0.1%
*   Luxoft Holding, Inc.                                            344     16,013       0.0%
#*  MACOM Technology Solutions Holdings, Inc.                       259     10,588       0.0%
#*  Manhattan Associates, Inc.                                      880     36,837       0.0%
    ManTech International Corp. Class A                             600     27,846       0.0%
    Marvell Technology Group, Ltd.                                2,448     45,215       0.1%
    Mastercard, Inc. Class A                                      2,000    297,540       0.3%
#*  Match Group, Inc.                                               732     19,574       0.0%
    Maxim Integrated Products, Inc.                                 578     30,368       0.0%
    MAXIMUS, Inc.                                                   636     42,249       0.1%
*   MaxLinear, Inc.                                                 700     17,129       0.0%
    Methode Electronics, Inc.                                       707     33,158       0.0%
*   Micro Focus International P.L.C. Sponsored ADR                  906     31,647       0.0%
#   Microchip Technology, Inc.                                      600     56,880       0.1%
*   Micron Technology, Inc.                                       7,655    339,193       0.3%
*   Microsemi Corp.                                               1,606     85,712       0.1%
    Microsoft Corp.                                              16,246  1,351,342       1.3%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Information Technology -- (Continued)
*   MicroStrategy, Inc. Class A                                    145  $ 19,178       0.0%
    MKS Instruments, Inc.                                          900    97,785       0.1%
#*  MoneyGram International, Inc.                                1,107    17,214       0.0%
    Monolithic Power Systems, Inc.                                 300    36,501       0.0%
    Monotype Imaging Holdings, Inc.                                300     6,915       0.0%
    Motorola Solutions, Inc.                                       498    45,089       0.1%
    MTS Systems Corp.                                              300    15,615       0.0%
*   Nanometrics, Inc.                                              564    15,944       0.0%
    National Instruments Corp.                                   1,367    61,515       0.1%
*   NCR Corp.                                                    1,798    57,698       0.1%
#*  NeoPhotonics Corp.                                             221     1,151       0.0%
    NetApp, Inc.                                                 2,261   100,434       0.1%
*   NETGEAR, Inc.                                                  825    38,486       0.0%
*   Netscout Systems, Inc.                                         917    26,043       0.0%
    NIC, Inc.                                                      700    11,900       0.0%
*   Nuance Communications, Inc.                                  2,974    43,837       0.1%
    NVIDIA Corp.                                                 2,430   502,548       0.5%
#*  Oclaro, Inc.                                                 1,866    15,432       0.0%
*   ON Semiconductor Corp.                                       6,131   130,713       0.1%
    Oracle Corp.                                                 8,569   436,162       0.4%
    Park Electrochemical Corp.                                     667    12,593       0.0%
    Paychex, Inc.                                                  600    38,274       0.0%
#*  Paycom Software, Inc.                                          315    25,893       0.0%
*   Paylocity Holding Corp.                                        441    23,554       0.0%
*   PayPal Holdings, Inc.                                        1,900   137,864       0.1%
    PC Connection, Inc.                                            590    15,930       0.0%
*   PCM, Inc.                                                      400     5,620       0.0%
#*  PDF Solutions, Inc.                                            800    11,720       0.0%
    Pegasystems, Inc.                                              944    55,035       0.1%
*   Perficient, Inc.                                               700    13,615       0.0%
*   Photronics, Inc.                                             1,100    10,670       0.0%
    Plantronics, Inc.                                              600    27,216       0.0%
*   Plexus Corp.                                                   700    43,001       0.1%
    Power Integrations, Inc.                                       228    18,320       0.0%
    Progress Software Corp.                                        600    25,398       0.0%
*   Qorvo, Inc.                                                    869    65,879       0.1%
    QUALCOMM, Inc.                                               7,467   380,892       0.4%
*   Qualys, Inc.                                                   360    19,044       0.0%
*   Rambus, Inc.                                                 1,189    17,490       0.0%
*   Red Hat, Inc.                                                  628    75,881       0.1%
    Reis, Inc.                                                     200     3,650       0.0%
*   Rogers Corp.                                                   400    60,832       0.1%
*   Rudolph Technologies, Inc.                                   1,000    27,750       0.0%
#   Sabre Corp.                                                  1,622    31,726       0.0%
*   salesforce.com, Inc.                                           300    30,702       0.0%
*   Sanmina Corp.                                                1,100    35,997       0.0%
*   ScanSource, Inc.                                               400    17,180       0.0%
    Science Applications International Corp.                       527    38,650       0.0%
#   Seagate Technology P.L.C.                                    1,020    37,709       0.0%
*   Semtech Corp.                                                  700    28,735       0.0%
*   ServiceSource International, Inc.                               89       310       0.0%
*   Shutterstock, Inc.                                             200     7,798       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Information Technology -- (Continued)
*   Silicon Laboratories, Inc.                                     400  $ 37,960       0.0%
*   Silver Spring Networks, Inc.                                   854    13,766       0.0%
    Skyworks Solutions, Inc.                                     1,130   128,662       0.1%
    SS&C Technologies Holdings, Inc.                             1,129    45,386       0.1%
*   Stamps.com, Inc.                                               100    22,440       0.0%
*   StarTek, Inc.                                                  300     3,582       0.0%
*   Stratasys, Ltd.                                                825    18,579       0.0%
#*  SunPower Corp.                                               1,332     9,484       0.0%
*   Super Micro Computer, Inc.                                     419     8,338       0.0%
*   Sykes Enterprises, Inc.                                      1,080    31,255       0.0%
    Symantec Corp.                                                 971    31,557       0.0%
#*  Synaptics, Inc.                                                401    14,885       0.0%
#*  Synchronoss Technologies, Inc.                                 431     4,883       0.0%
    SYNNEX Corp.                                                   700    94,416       0.1%
*   Synopsys, Inc.                                                 877    75,878       0.1%
#*  Syntel, Inc.                                                   600    14,016       0.0%
*   Take-Two Interactive Software, Inc.                            601    66,501       0.1%
    TE Connectivity, Ltd.                                        1,929   175,481       0.2%
*   Tech Data Corp.                                                800    74,216       0.1%
    TeleTech Holdings, Inc.                                      1,009    42,025       0.1%
#*  Teradata Corp.                                               1,635    54,691       0.1%
    Teradyne, Inc.                                               2,328    99,848       0.1%
    Tessco Technologies, Inc.                                      150     2,400       0.0%
    Texas Instruments, Inc.                                      2,281   220,550       0.2%
    TiVo Corp.                                                   1,047    19,003       0.0%
    Total System Services, Inc.                                  1,389   100,077       0.1%
    Travelport Worldwide, Ltd.                                     861    13,509       0.0%
*   Trimble, Inc.                                                1,400    57,232       0.1%
*   TTM Technologies, Inc.                                       1,827    28,830       0.0%
#*  Tyler Technologies, Inc.                                        69    12,233       0.0%
#*  Ubiquiti Networks, Inc.                                        700    43,526       0.1%
#*  Ultimate Software Group, Inc. (The)                            100    20,259       0.0%
#   Universal Display Corp.                                        267    39,115       0.0%
#*  Vantiv, Inc. Class A                                           717    50,190       0.1%
*   Veeco Instruments, Inc.                                        860    15,523       0.0%
#*  VeriFone Systems, Inc.                                         800    15,264       0.0%
*   Verint Systems, Inc.                                           500    21,100       0.0%
#*  VeriSign, Inc.                                                 300    32,256       0.0%
    Versum Materials, Inc.                                         311    13,087       0.0%
#*  ViaSat, Inc.                                                   629    40,948       0.0%
*   Viavi Solutions, Inc.                                        1,795    16,658       0.0%
*   Virtusa Corp.                                                  655    24,995       0.0%
    Visa, Inc. Class A                                           3,800   417,924       0.4%
#   Vishay Intertechnology, Inc.                                 3,100    68,975       0.1%
*   VMware, Inc. Class A                                           120    14,363       0.0%
*   Web.com Group, Inc.                                            966    23,281       0.0%
    Western Digital Corp.                                        1,684   150,331       0.2%
    Western Union Co. (The)                                      1,501    29,810       0.0%
*   WEX, Inc.                                                      500    61,795       0.1%
#*  Workday, Inc. Class A                                          125    13,874       0.0%
    Xerox Corp.                                                  1,861    56,407       0.1%
#   Xilinx, Inc.                                                   926    68,237       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                                 SHARES   VALUE+    OF NET ASSETS**
                                                                 ------ ----------- ---------------
Information Technology -- (Continued)
*   XO Group, Inc.                                                 517  $    10,319       0.0%
    Xperi Corp.                                                  1,053       24,219       0.0%
*   Zebra Technologies Corp. Class A                               773       89,660       0.1%
*   Zillow Group, Inc. Class A                                     402       16,607       0.0%
#*  Zillow Group, Inc. Class C                                     324       13,375       0.0%
*   Zix Corp.                                                    1,300        6,305       0.0%
*   Zynga, Inc. Class A                                          6,854       26,731       0.0%
                                                                        -----------      ----
Total Information Technology                                             22,322,663      21.9%
                                                                        -----------      ----
Materials -- (5.1%)
    A Schulman, Inc.                                               719       28,257       0.0%
*   AdvanSix, Inc.                                                 483       22,348       0.0%
    Air Products & Chemicals, Inc.                                 623       99,325       0.1%
#*  AK Steel Holding Corp.                                       2,700       12,393       0.0%
#   Albemarle Corp.                                                526       74,108       0.1%
*   Alcoa Corp.                                                    266       12,710       0.0%
#*  Allegheny Technologies, Inc.                                   308        7,755       0.0%
    American Vanguard Corp.                                        800       18,000       0.0%
#   AptarGroup, Inc.                                             1,000       87,070       0.1%
    Avery Dennison Corp.                                           565       59,986       0.1%
#   Ball Corp.                                                   2,377      102,045       0.1%
    Bemis Co., Inc.                                              1,900       85,538       0.1%
*   Berry Global Group, Inc.                                       688       40,902       0.0%
*   Boise Cascade Co.                                              801       28,396       0.0%
    Cabot Corp.                                                    896       54,620       0.1%
    Calgon Carbon Corp.                                          1,200       26,040       0.0%
    Carpenter Technology Corp.                                     800       39,832       0.0%
    Celanese Corp. Series A                                        898       93,670       0.1%
*   Century Aluminum Co.                                         1,302       18,228       0.0%
    CF Industries Holdings, Inc.                                 2,000       75,960       0.1%
    Chase Corp.                                                    300       35,625       0.0%
    Chemours Co. (The)                                             900       50,949       0.1%
*   Clearwater Paper Corp.                                         400       18,460       0.0%
#*  Cleveland-Cliffs, Inc.                                       1,306        7,784       0.0%
*   Coeur Mining, Inc.                                           2,523       19,150       0.0%
    Commercial Metals Co.                                        2,000       38,960       0.0%
#   Compass Minerals International, Inc.                           700       45,920       0.1%
    Core Molding Technologies, Inc.                                300        6,963       0.0%
*   Crown Holdings, Inc.                                           500       30,085       0.0%
    Deltic Timber Corp.                                            200       18,522       0.0%
    Domtar Corp.                                                 1,304       61,705       0.1%
    DowDuPont, Inc.                                              6,619      478,620       0.5%
    Eagle Materials, Inc.                                          602       63,553       0.1%
    Eastman Chemical Co.                                         1,300      118,053       0.1%
    Ecolab, Inc.                                                   592       77,351       0.1%
*   Ferro Corp.                                                  2,123       50,570       0.1%
    Ferroglobe P.L.C.                                            2,435       38,936       0.0%
    FMC Corp.                                                      820       76,145       0.1%
*   Freeport-McMoRan, Inc.                                       7,481      104,584       0.1%
    FutureFuel Corp.                                               801       12,159       0.0%
*   GCP Applied Technologies, Inc.                                 867       25,360       0.0%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                                 SHARES  VALUE+  OF NET ASSETS**
                                                                 ------ -------- ---------------
Materials -- (Continued)
    Graphic Packaging Holding Co.                                6,211  $ 96,208       0.1%
    Greif, Inc. Class A                                            600    33,318       0.0%
    Greif, Inc. Class B                                            234    14,707       0.0%
    Haynes International, Inc.                                     259     9,241       0.0%
    HB Fuller Co.                                                  900    51,183       0.1%
    Hecla Mining Co.                                             5,080    23,978       0.0%
    Huntsman Corp.                                               4,194   134,292       0.1%
*   Ingevity Corp.                                                 456    32,481       0.0%
    Innophos Holdings, Inc.                                        408    19,963       0.0%
    Innospec, Inc.                                                 558    34,512       0.0%
    International Flavors & Fragrances, Inc.                       300    44,226       0.1%
    International Paper Co.                                      1,029    58,931       0.1%
    Kaiser Aluminum Corp.                                          224    22,216       0.0%
    KapStone Paper and Packaging Corp.                           2,800    62,888       0.1%
    KMG Chemicals, Inc.                                            300    16,539       0.0%
*   Koppers Holdings, Inc.                                         225    10,924       0.0%
    Kronos Worldwide, Inc.                                       1,568    41,254       0.0%
*   Louisiana-Pacific Corp.                                      2,175    59,117       0.1%
    LyondellBasell Industries NV Class A                           977   101,149       0.1%
    Martin Marietta Materials, Inc.                                296    64,188       0.1%
    Materion Corp.                                                 491    25,213       0.0%
    Mercer International, Inc.                                     800    11,760       0.0%
    Minerals Technologies, Inc.                                    600    43,140       0.1%
    Monsanto Co.                                                   900   108,990       0.1%
    Mosaic Co. (The)                                               350     7,819       0.0%
    Myers Industries, Inc.                                         775    16,740       0.0%
    Neenah Paper, Inc.                                             324    28,123       0.0%
    NewMarket Corp.                                                100    40,039       0.0%
    Newmont Mining Corp.                                         3,079   111,337       0.1%
    Nucor Corp.                                                  2,128   123,062       0.1%
    Olin Corp.                                                   2,917   106,558       0.1%
    Olympic Steel, Inc.                                            300     5,664       0.0%
*   OMNOVA Solutions, Inc.                                       1,449    16,011       0.0%
*   Owens-Illinois, Inc.                                         1,696    40,517       0.0%
    Packaging Corp. of America                                     468    54,414       0.1%
    PH Glatfelter Co.                                              800    16,768       0.0%
*   Platform Specialty Products Corp.                            4,343    46,470       0.1%
    PolyOne Corp.                                                1,211    55,791       0.1%
    PPG Industries, Inc.                                           680    79,043       0.1%
    Praxair, Inc.                                                  700   102,284       0.1%
    Quaker Chemical Corp.                                          200    31,064       0.0%
    Rayonier Advanced Materials, Inc.                            1,095    15,735       0.0%
    Reliance Steel & Aluminum Co.                                  881    67,696       0.1%
    Royal Gold, Inc.                                               800    67,288       0.1%
    RPM International, Inc.                                        599    31,945       0.0%
    Schnitzer Steel Industries, Inc. Class A                       443    13,046       0.0%
    Scotts Miracle-Gro Co. (The)                                   436    43,434       0.1%
#   Sealed Air Corp.                                               862    38,126       0.0%
    Sensient Technologies Corp.                                    512    38,938       0.0%
    Sherwin-Williams Co. (The)                                     200    79,030       0.1%
    Silgan Holdings, Inc.                                        2,132    62,361       0.1%
    Sonoco Products Co.                                          1,434    74,267       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Materials -- (Continued)
#   Southern Copper Corp.                                           400 $   17,180       0.0%
    Steel Dynamics, Inc.                                          2,110     78,513       0.1%
    Stepan Co.                                                      600     47,916       0.1%
#*  TimkenSteel Corp.                                               550      7,700       0.0%
    Tredegar Corp.                                                  800     15,480       0.0%
    Trinseo SA                                                      800     56,800       0.1%
    Tronox, Ltd. Class A                                          1,439     38,090       0.0%
    United States Steel Corp.                                     1,982     50,184       0.1%
#*  US Concrete, Inc.                                               202     15,796       0.0%
    Vulcan Materials Co.                                            510     62,093       0.1%
    Westlake Chemical Corp.                                         357     30,313       0.0%
    WestRock Co.                                                  1,579     96,840       0.1%
    Worthington Industries, Inc.                                    900     40,950       0.0%
    WR Grace & Co.                                                  400     30,596       0.0%
                                                                        ----------       ---
Total Materials                                                          5,489,076       5.4%
                                                                        ----------       ---
Real Estate -- (0.5%)
    Alexander & Baldwin, Inc.                                     1,017     46,009       0.1%
*   Altisource Asset Management Corp.                                21      1,772       0.0%
*   Altisource Portfolio Solutions SA                               218      5,633       0.0%
*   CBRE Group, Inc. Class A                                      3,240    127,397       0.1%
#*  Forestar Group, Inc.                                             50        890       0.0%
    Griffin Industrial Realty, Inc.                                  93      3,450       0.0%
    HFF, Inc. Class A                                               702     30,790       0.0%
*   Howard Hughes Corp. (The)                                       491     62,666       0.1%
    Jones Lang LaSalle, Inc.                                        491     63,580       0.1%
#   Kennedy-Wilson Holdings, Inc.                                 1,030     20,034       0.0%
*   Marcus & Millichap, Inc.                                        913     25,947       0.0%
    RE/MAX Holdings, Inc. Class A                                   160     10,640       0.0%
#   Realogy Holdings Corp.                                        1,936     62,591       0.1%
    RMR Group, Inc. (The) Class A                                   365     19,144       0.0%
*   St Joe Co. (The)                                              1,285     22,873       0.0%
                                                                        ----------       ---
Total Real Estate                                                          503,416       0.5%
                                                                        ----------       ---
Telecommunication Services -- (2.6%)
    AT&T, Inc.                                                   46,460  1,563,379       1.5%
    ATN International, Inc.                                         400     21,716       0.0%
*   Boingo Wireless, Inc.                                           931     21,767       0.0%
#   CenturyLink, Inc.                                             7,300    138,627       0.2%
*   Cincinnati Bell, Inc.                                           700     13,370       0.0%
    Cogent Communications Holdings, Inc.                            587     31,639       0.0%
    Consolidated Communications Holdings, Inc.                    1,388     26,608       0.0%
*   General Communication, Inc. Class A                           1,100     44,979       0.1%
    IDT Corp. Class B                                               504      6,643       0.0%
#*  Iridium Communications, Inc.                                  1,497     17,964       0.0%
*   Level 3 Communications, Inc.                                  1,581     84,789       0.1%
*   Lumos Networks Corp.                                            200      3,592       0.0%
*   ORBCOMM, Inc.                                                 1,200     13,572       0.0%
    Shenandoah Telecommunications Co.                             1,422     54,036       0.1%
#*  Sprint Corp.                                                  6,545     42,804       0.1%
*   T-Mobile US, Inc.                                             1,996    119,301       0.1%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                                 SHARES   VALUE+   OF NET ASSETS**
                                                                 ------ ---------- ---------------
Telecommunication Services -- (Continued)
    Telephone & Data Systems, Inc.                               1,913  $   55,764       0.1%
*   United States Cellular Corp.                                   324      11,855       0.0%
    Verizon Communications, Inc.                                 8,750     418,862       0.4%
*   Vonage Holdings Corp.                                        3,429      27,878       0.0%
#   Windstream Holdings, Inc.                                    2,991       5,623       0.0%
                                                                        ----------       ---
Total Telecommunication Services                                         2,724,768       2.7%
                                                                        ----------       ---
Utilities -- (2.4%)
    AES Corp.                                                    2,191      23,290       0.0%
    ALLETE, Inc.                                                   400      31,340       0.0%
    Alliant Energy Corp.                                           800      34,608       0.0%
    Ameren Corp.                                                   900      55,791       0.1%
    American Electric Power Co., Inc.                              600      44,646       0.1%
    American States Water Co.                                      600      32,250       0.0%
    American Water Works Co., Inc.                                 506      44,407       0.1%
    Aqua America, Inc.                                             484      17,172       0.0%
    Atlantica Yield PLC                                          1,080      24,170       0.0%
    Atmos Energy Corp.                                             504      43,969       0.1%
#   Avangrid, Inc.                                                 414      21,416       0.0%
#   Avista Corp.                                                   500      26,120       0.0%
#   Black Hills Corp.                                              300      19,578       0.0%
    California Water Service Group                                 600      25,200       0.0%
*   Calpine Corp.                                                5,050      75,447       0.1%
    CenterPoint Energy, Inc.                                     1,600      47,328       0.1%
    Chesapeake Utilities Corp.                                     161      12,969       0.0%
    CMS Energy Corp.                                               700      33,859       0.0%
    Connecticut Water Service, Inc.                                312      19,350       0.0%
    Consolidated Edison, Inc.                                      400      34,420       0.0%
    Dominion Energy, Inc.                                        1,000      81,140       0.1%
    DTE Energy Co.                                                 385      42,527       0.1%
    Duke Energy Corp.                                              996      87,957       0.1%
*   Dynegy, Inc.                                                 2,092      26,045       0.0%
    Edison International                                           500      39,975       0.1%
    El Paso Electric Co.                                           515      29,613       0.0%
    Entergy Corp.                                                  469      40,456       0.1%
#   Eversource Energy                                              570      35,705       0.0%
    Exelon Corp.                                                 1,149      46,201       0.1%
#   FirstEnergy Corp.                                              500      16,475       0.0%
    Great Plains Energy, Inc.                                      871      28,595       0.0%
    Hawaiian Electric Industries, Inc.                           1,100      40,106       0.1%
    IDACORP, Inc.                                                  415      38,192       0.0%
    MDU Resources Group, Inc.                                      911      24,916       0.0%
    MGE Energy, Inc.                                               600      39,630       0.0%
    Middlesex Water Co.                                            300      13,044       0.0%
#   National Fuel Gas Co.                                          656      38,081       0.0%
    New Jersey Resources Corp.                                     600      26,670       0.0%
    NextEra Energy, Inc.                                           700     108,549       0.1%
    NiSource, Inc.                                               1,112      29,323       0.0%
    Northwest Natural Gas Co.                                      400      26,540       0.0%
    NorthWestern Corp.                                             500      29,640       0.0%
    NRG Energy, Inc.                                             5,933     148,325       0.2%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                                                         PERCENTAGE
                                                                                  SHARES     VALUE+    OF NET ASSETS**
                                                                                  ------- ------------ ---------------
Utilities -- (Continued)
            NRG Yield, Inc. Class A                                                   194 $      3,560        0.0%
            NRG Yield, Inc. Class C                                                   700       13,020        0.0%
            OGE Energy Corp.                                                          800       29,472        0.0%
            ONE Gas, Inc.                                                             421       32,409        0.0%
            Ormat Technologies, Inc.                                                  900       58,437        0.1%
            Otter Tail Corp.                                                          600       27,570        0.0%
            Pattern Energy Group, Inc.                                              1,413       32,598        0.0%
            PG&E Corp.                                                                600       34,662        0.0%
            Pinnacle West Capital Corp.                                               300       26,313        0.0%
            PNM Resources, Inc.                                                       400       17,360        0.0%
            Portland General Electric Co.                                             700       33,418        0.0%
            PPL Corp.                                                                 800       30,048        0.0%
            Public Service Enterprise Group, Inc.                                     900       44,280        0.1%
            SCANA Corp.                                                               400       17,256        0.0%
            Sempra Energy                                                             400       47,000        0.1%
            SJW Corp.                                                                 211       12,514        0.0%
            South Jersey Industries, Inc.                                             800       27,176        0.0%
            Southern Co. (The)                                                      1,400       73,080        0.1%
            Southwest Gas Holdings, Inc.                                              400       32,956        0.0%
            Spire, Inc.                                                               300       23,685        0.0%
            UGI Corp.                                                                 750       35,895        0.0%
            Unitil Corp.                                                              100        5,200        0.0%
            Vectren Corp.                                                             600       40,884        0.1%
            WEC Energy Group, Inc.                                                    599       40,367        0.1%
            Westar Energy, Inc.                                                       800       42,784        0.1%
            WGL Holdings, Inc.                                                        600       51,420        0.1%
            Xcel Energy, Inc.                                                         900       44,568        0.1%
            York Water Co. (The)                                                      360       12,672        0.0%
                                                                                          ------------      -----
Total Utilities                                                                              2,595,639        2.5%
                                                                                          ------------      -----
TOTAL COMMON STOCKS                                                                        101,623,726       99.7%
                                                                                          ------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees)   Media General, Inc. Contingent Value Rights                               700           70        0.0%
(degrees)*  Safeway Casa Ley Contingent Value Rights                                1,200        1,218        0.0%
(degrees)*  Safeway PDC, LLC Contingent Value Rights                                1,200           --        0.0%
                                                                                          ------------      -----
TOTAL RIGHTS/WARRANTS                                                                            1,288        0.0%
                                                                                          ------------      -----
TOTAL INVESTMENT SECURITIES                                                                101,625,014
                                                                                          ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
            State Street Institutional U.S. Government Money Market Fund, 0.960%  200,556      200,556        0.2%
                                                                                          ------------      -----
SECURITIES LENDING COLLATERAL -- (4.7%)
(S)@        DFA Short Term Investment Fund                                        439,339    5,083,587        5.0%
                                                                                          ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $63,188,546)                                          $106,909,157      104.9%
                                                                                          ============      =====

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  --------------------------------------------
                                    LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ---------- ------- ------------
  Common Stocks
     Consumer Discretionary       $ 16,870,303         --   --    $ 16,870,303
     Consumer Staples                5,847,871         --   --       5,847,871
     Energy                          5,906,930         --   --       5,906,930
     Financials                     22,272,354         --   --      22,272,354
     Industrials                    17,090,706         --   --      17,090,706
     Information Technology         22,322,663         --   --      22,322,663
     Materials                       5,489,076         --   --       5,489,076
     Real Estate                       503,416         --   --         503,416
     Telecommunication Services      2,724,768         --   --       2,724,768
     Utilities                       2,595,639         --   --       2,595,639
  Rights/Warrants                           -- $    1,288   --           1,288
  Temporary Cash Investments           200,556         --   --         200,556
  Securities Lending Collateral             --  5,083,587   --       5,083,587
                                  ------------ ----------   --    ------------
  TOTAL                           $101,824,282 $5,084,875   --    $106,909,157
                                  ============ ==========   ==    ============

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
COMMON STOCKS -- (93.0%)
AUSTRALIA -- (5.5%)
#*  A.C.N. 004 410 833, Ltd.                                     32,904 $    495       0.0%
#   Adelaide Brighton, Ltd.                                       7,168   34,124       0.0%
    ALS, Ltd.                                                     3,328   19,981       0.0%
    Alumina, Ltd.                                                20,233   36,308       0.1%
    Amcor, Ltd.                                                   6,427   78,001       0.1%
    AMP, Ltd.                                                    34,118  130,024       0.1%
#   ARB Corp., Ltd.                                                 443    6,182       0.0%
#   Ardent Leisure Group                                          8,718   12,515       0.0%
    ASX, Ltd.                                                       533   22,053       0.0%
    Ausdrill, Ltd.                                                4,286    7,131       0.0%
    AusNet Services                                              21,363   28,969       0.0%
    Australia & New Zealand Banking Group, Ltd.                   9,807  225,056       0.2%
*   Australian Agricultural Co., Ltd.                            10,040   11,310       0.0%
#   Automotive Holdings Group, Ltd.                               8,097   20,090       0.0%
    Aveo Group                                                    4,930    9,546       0.0%
*   AWE, Ltd.                                                    11,677    4,570       0.0%
    Bank of Queensland, Ltd.                                      3,589   36,741       0.1%
    Beach Energy, Ltd.                                           53,912   40,331       0.1%
*   Beadell Resources, Ltd.                                      38,340    5,244       0.0%
    Bendigo & Adelaide Bank, Ltd.                                 5,206   45,408       0.1%
    BHP Billiton, Ltd.                                           20,901  430,326       0.5%
#   BHP Billiton, Ltd. Sponsored ADR                              4,700  192,606       0.2%
#*  Billabong International, Ltd.                                 2,604    1,272       0.0%
    BlueScope Steel, Ltd.                                        12,070  118,833       0.1%
    Boral, Ltd.                                                   9,682   53,128       0.1%
    Brambles, Ltd.                                                3,782   27,424       0.0%
    Breville Group, Ltd.                                          2,941   26,266       0.0%
    Brickworks, Ltd.                                                846    9,201       0.0%
    Cabcharge Australia, Ltd.                                     1,270    1,611       0.0%
    Caltex Australia, Ltd.                                          854   22,423       0.0%
*   Cardno, Ltd.                                                  3,548    3,609       0.0%
    carsales.com, Ltd.                                            2,372   24,909       0.0%
    Cash Converters International, Ltd.                          15,872    4,370       0.0%
    Challenger, Ltd.                                              2,128   21,707       0.0%
    CIMIC Group, Ltd.                                             1,225   45,446       0.1%
    Cleanaway Waste Management, Ltd.                             30,213   34,770       0.0%
    Coca-Cola Amatil, Ltd.                                        4,079   25,466       0.0%
    Collins Foods, Ltd.                                           5,196   22,058       0.0%
    Commonwealth Bank of Australia                                4,132  245,793       0.3%
    Computershare, Ltd.                                           5,369   64,184       0.1%
    Credit Corp. Group, Ltd.                                      1,551   23,871       0.0%
    CSR, Ltd.                                                    16,074   58,466       0.1%
#   Domino's Pizza Enterprises, Ltd.                                964   34,466       0.0%
    Downer EDI, Ltd.                                              7,401   39,713       0.1%
    DuluxGroup, Ltd.                                              4,500   25,414       0.0%
    Eclipx Group, Ltd.                                            2,165    6,721       0.0%
*   Elders, Ltd.                                                    931    3,610       0.0%
*   Energy World Corp., Ltd.                                     12,801    2,934       0.0%
    Event Hospitality and Entertainment, Ltd.                     1,588   16,247       0.0%
    Evolution Mining, Ltd.                                       13,763   24,724       0.0%
    Fairfax Media, Ltd.                                          60,766   51,189       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
AUSTRALIA -- (Continued)
#   Flight Centre Travel Group, Ltd.                                646 $ 23,160       0.0%
    Fortescue Metals Group, Ltd.                                 22,261   79,151       0.1%
    G8 Education, Ltd.                                            8,060   28,156       0.0%
#   Genworth Mortgage Insurance Australia, Ltd.                   4,999   10,880       0.0%
    GrainCorp, Ltd. Class A                                       5,558   36,200       0.1%
    GWA Group, Ltd.                                               5,307   10,361       0.0%
#   Harvey Norman Holdings, Ltd.                                  9,454   27,385       0.0%
#   HT&E, Ltd.                                                    2,418    3,221       0.0%
    Incitec Pivot, Ltd.                                          20,624   60,495       0.1%
#   Independence Group NL                                        10,308   31,673       0.0%
#   InvoCare, Ltd.                                                2,186   28,421       0.0%
    IOOF Holdings, Ltd.                                           4,663   38,462       0.1%
    IRESS, Ltd.                                                   3,408   30,724       0.0%
    James Hardie Industries P.L.C. Sponsored ADR                  2,500   38,475       0.1%
#   JB Hi-Fi, Ltd.                                                2,318   40,694       0.1%
#*  Kingsgate Consolidated, Ltd.                                    631      195       0.0%
    LendLease Group                                               1,240   15,398       0.0%
*   Macmahon Holdings, Ltd.                                      39,034    7,182       0.0%
    Macquarie Group, Ltd.                                         2,109  159,092       0.2%
    Magellan Financial Group, Ltd.                                1,532   28,487       0.0%
    Melbourne IT, Ltd.                                            6,093   14,416       0.0%
    Metals X, Ltd.                                                  620      475       0.0%
    Metcash, Ltd.                                                18,519   38,256       0.1%
    Mineral Resources, Ltd.                                       3,218   42,943       0.1%
#*  MMA Offshore, Ltd.                                            8,708    1,265       0.0%
    Monadelphous Group, Ltd.                                      1,985   25,808       0.0%
    Mount Gibson Iron, Ltd.                                       8,762    2,551       0.0%
    Myer Holdings, Ltd.                                          30,365   17,791       0.0%
    National Australia Bank, Ltd.                                13,026  326,382       0.3%
    Navitas, Ltd.                                                 5,275   19,292       0.0%
    New Hope Corp., Ltd.                                          3,628    5,553       0.0%
    Newcrest Mining, Ltd.                                         2,502   42,778       0.1%
    Northern Star Resources, Ltd.                                 9,219   36,662       0.1%
    Nufarm, Ltd.(B672BY1)                                         1,132    7,867       0.0%
    Nufarm, Ltd.(6335331)                                         5,093   34,029       0.0%
    Oil Search, Ltd.                                              6,051   34,299       0.0%
    Orica, Ltd.                                                   6,623  106,082       0.1%
*   Origin Energy, Ltd.                                          11,297   68,804       0.1%
    Orora, Ltd.                                                  19,908   51,912       0.1%
    OZ Minerals, Ltd.                                             8,700   53,723       0.1%
#*  Paladin Energy, Ltd.                                          8,694      158       0.0%
    Peet, Ltd.                                                    7,973    8,913       0.0%
    Perpetual, Ltd.                                                 794   29,509       0.0%
#   Platinum Asset Management, Ltd.                                 591    3,303       0.0%
    PMP, Ltd.                                                    15,111    8,687       0.0%
#   Premier Investments, Ltd.                                     1,668   16,927       0.0%
    Qantas Airways, Ltd.                                          7,463   35,221       0.0%
    QBE Insurance Group, Ltd.                                     7,916   64,910       0.1%
#   Qube Holdings, Ltd.                                          15,876   31,283       0.0%
#   Quintis, Ltd.                                                 3,576      644       0.0%
*   Ramelius Resources, Ltd.                                     25,470    7,567       0.0%
    Reece, Ltd.                                                     772   26,191       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
AUSTRALIA -- (Continued)
    Resolute Mining, Ltd.                                        11,362 $    8,911       0.0%
#   Retail Food Group, Ltd.                                       4,745     15,989       0.0%
    Ridley Corp., Ltd.                                           18,641     20,709       0.0%
#   Rio Tinto, Ltd.                                               3,517    187,408       0.2%
    Sandfire Resources NL                                         1,850      8,146       0.0%
*   Santos, Ltd.                                                 13,432     46,414       0.1%
    Seek, Ltd.                                                    3,829     53,918       0.1%
#*  Senex Energy, Ltd.                                           31,081      8,233       0.0%
    Seven Group Holdings, Ltd.                                    4,445     45,230       0.1%
    Seven West Media, Ltd.                                       18,225      9,435       0.0%
    Sims Metal Management, Ltd.                                   3,302     33,481       0.0%
    South32, Ltd.                                                19,895     51,967       0.1%
    South32, Ltd. ADR                                             1,845     24,026       0.0%
    Southern Cross Media Group, Ltd.                             18,980     16,309       0.0%
    Spark Infrastructure Group                                    8,288     16,134       0.0%
    St Barbara, Ltd.                                              2,817      6,228       0.0%
    Suncorp Group, Ltd.                                           6,967     72,518       0.1%
#   Super Retail Group, Ltd.                                      4,028     23,980       0.0%
    Sydney Airport                                                3,330     18,143       0.0%
    Tassal Group, Ltd.                                            7,112     22,942       0.0%
    Telstra Corp., Ltd.                                           9,755     26,475       0.0%
#   Tox Free Solutions, Ltd.                                      3,517      6,604       0.0%
    TPG Telecom, Ltd.                                             1,587      6,569       0.0%
    Transurban Group                                              1,983     18,434       0.0%
#   Village Roadshow, Ltd.                                        1,430      4,107       0.0%
*   Virgin Australia Holdings, Ltd.                              62,673      8,902       0.0%
    Vocus Group, Ltd.                                             7,293     16,109       0.0%
    Wesfarmers, Ltd.                                              2,713     86,896       0.1%
    Western Areas, Ltd.                                           7,865     16,779       0.0%
*   Westgold Resources, Ltd.                                        309        442       0.0%
    Westpac Banking Corp.                                         5,439    137,767       0.2%
    Westpac Banking Corp. Sponsored ADR                           7,516    190,756       0.2%
*   Whitehaven Coal, Ltd.                                         6,175     17,649       0.0%
    Woodside Petroleum, Ltd.                                      3,713     87,527       0.1%
    Woolworths, Ltd.                                              1,748     34,653       0.0%
*   WorleyParsons, Ltd.                                           4,976     53,520       0.1%
    WPP AUNZ, Ltd.                                               10,662      7,507       0.0%
                                                                        ----------       ---
TOTAL AUSTRALIA                                                          5,709,666       5.9%
                                                                        ----------       ---
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG                                          111     13,762       0.0%
    ANDRITZ AG                                                      779     44,049       0.1%
    Austria Technologie & Systemtechnik AG                          289      6,187       0.0%
    BUWOG AG                                                        228      6,572       0.0%
    CA Immobilien Anlagen AG                                        605     17,251       0.0%
    Erste Group Bank AG                                           1,638     70,311       0.1%
    EVN AG                                                          660     10,418       0.0%
#   IMMOFINANZ AG                                                 3,670      9,275       0.0%
    Lenzing AG                                                      229     30,999       0.0%
    Mayr Melnhof Karton AG                                          204     29,619       0.0%
    Oesterreichische Post AG                                        380     16,874       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
AUSTRIA -- (Continued)
    OMV AG                                                         936  $   56,173       0.1%
    POLYTEC Holding AG                                             317       7,888       0.0%
*   Raiffeisen Bank International AG                             2,065      71,813       0.1%
    S IMMO AG                                                    1,165      20,521       0.0%
    Semperit AG Holding                                            156       4,561       0.0%
    Strabag SE                                                     412      17,203       0.0%
    Telekom Austria AG                                           2,667      24,969       0.0%
    Verbund AG                                                   1,435      34,848       0.1%
    Vienna Insurance Group AG Wiener Versicherung Gruppe           492      14,403       0.0%
    Voestalpine AG                                               1,405      77,245       0.1%
    Wienerberger AG                                                602      15,446       0.0%
    Zumtobel Group AG                                              642      10,976       0.0%
                                                                        ----------       ---
TOTAL AUSTRIA                                                              611,363       0.6%
                                                                        ----------       ---
BELGIUM -- (1.2%)
    Ackermans & van Haaren NV                                      593     101,560       0.1%
    Ageas                                                        3,654     177,177       0.2%
    Banque Nationale de Belgique                                     6      19,957       0.0%
    Bekaert SA                                                     983      46,498       0.1%
    bpost SA                                                       919      25,910       0.0%
    Cie d'Entreprises CFE                                          220      32,170       0.0%
    Colruyt SA                                                     661      33,806       0.0%
    D'ieteren SA                                                   477      21,815       0.0%
    Econocom Group SA                                            3,206      24,674       0.0%
    Elia System Operator SA                                        191      11,079       0.0%
#   Euronav NV                                                   3,095      25,649       0.0%
    EVS Broadcast Equipment SA                                     132       4,961       0.0%
    Exmar NV                                                       649       4,316       0.0%
    KBC Group NV                                                 1,618     134,405       0.1%
    Kinepolis Group NV                                             156      10,541       0.0%
    Melexis NV                                                     479      47,998       0.1%
#*  Nyrstar NV                                                   3,926      31,342       0.0%
    Ontex Group NV                                               1,363      47,936       0.1%
    Orange Belgium SA                                            1,400      32,429       0.0%
    Proximus SADP                                                1,452      48,216       0.1%
    Recticel SA                                                  1,388      13,742       0.0%
    Sioen Industries NV                                            327       9,956       0.0%
    Sipef SA                                                       114       8,387       0.0%
    Solvay SA                                                    1,019     151,381       0.2%
*   Telenet Group Holding NV                                       543      37,554       0.1%
*   Tessenderlo Group SA                                         1,111      53,316       0.1%
    Umicore SA                                                   1,830      81,783       0.1%
    Van de Velde NV                                                206      11,397       0.0%
*   Viohalco SA                                                  1,602       5,506       0.0%
                                                                        ----------       ---
TOTAL BELGIUM                                                            1,255,461       1.3%
                                                                        ----------       ---
CANADA -- (8.4%)
#   Absolute Software Corp.                                        500       3,236       0.0%
*   Advantage Oil & Gas, Ltd.                                    3,200      16,941       0.0%
    Aecon Group, Inc.                                            1,800      27,110       0.0%
    AGF Management, Ltd. Class B                                 1,754      11,298       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
CANADA -- (Continued)
    Agnico Eagle Mines, Ltd.(2009823)                              818  $ 36,518       0.1%
    Agnico Eagle Mines, Ltd.(008474108)                            943    42,086       0.1%
    Agrium, Inc.(2213538)                                          800    87,094       0.1%
#   Agrium, Inc.(008916108)                                        961   104,672       0.1%
#   AGT Food & Ingredients, Inc.                                   615    11,026       0.0%
    Aimia, Inc.                                                  2,960     5,805       0.0%
*   Alacer Gold Corp.                                            4,256     6,631       0.0%
    Alamos Gold, Inc. Class A                                    5,433    34,409       0.1%
    Alaris Royalty Corp.                                           700    11,091       0.0%
    Algonquin Power & Utilities Corp.                            3,600    38,537       0.1%
    Alimentation Couche-Tard, Inc. Class B                         667    31,274       0.0%
*   Alio Gold, Inc.                                                450     1,786       0.0%
    ARC Resources, Ltd.                                          2,660    32,433       0.0%
*   Argonaut Gold, Inc.                                            172       311       0.0%
#*  Asanko Gold, Inc.                                            2,900     2,697       0.0%
    Atco, Ltd. Class I                                             600    21,756       0.0%
#*  Athabasca Oil Corp.                                          6,553     5,892       0.0%
*   ATS Automation Tooling Systems, Inc.                           300     3,453       0.0%
*   AuRico Metals, Inc.                                          2,212     2,229       0.0%
#   AutoCanada, Inc.                                               359     6,487       0.0%
*   B2Gold Corp.                                                 9,700    24,662       0.0%
#   Badger Daylighting, Ltd.                                       679    15,458       0.0%
#   Bank of Montreal(2076009)                                    2,144   164,244       0.2%
    Bank of Montreal(063671101)                                  3,601   275,873       0.3%
    Bank of Nova Scotia (The)(2076281)                           4,742   306,111       0.3%
#   Bank of Nova Scotia (The)(064149107)                         2,705   174,527       0.2%
#   Barrick Gold Corp.                                           7,482   108,115       0.1%
#*  Baytex Energy Corp.                                          1,140     3,137       0.0%
    BCE, Inc.(B188TH2)                                             166     7,644       0.0%
    BCE, Inc.(05534B760)                                           604    27,881       0.0%
#*  Bellatrix Exploration, Ltd.                                    352       842       0.0%
    Birchcliff Energy, Ltd.                                      2,200     8,953       0.0%
#   Black Diamond Group, Ltd.                                    1,000     1,667       0.0%
*   BlackBerry, Ltd.                                             6,888    75,355       0.1%
*   BlackPearl Resources, Inc.                                   5,400     4,562       0.0%
*   Bombardier, Inc. Class B                                     6,000    12,697       0.0%
    Bonavista Energy Corp.                                       4,473     9,500       0.0%
#   Bonterra Energy Corp.                                          198     2,331       0.0%
    Boralex, Inc. Class A                                          874    15,528       0.0%
    Brookfield Asset Management, Inc. Class A(2092599)             700    29,365       0.0%
    Brookfield Asset Management, Inc. Class A(112585104)         1,502    62,994       0.1%
    CAE, Inc.(2162760)                                           2,040    36,148       0.1%
    CAE, Inc.(124765108)                                         2,197    38,909       0.1%
#*  Calfrac Well Services, Ltd.                                  1,440     5,804       0.0%
    Cameco Corp.                                                 5,407    44,013       0.1%
    Canaccord Genuity Group, Inc.                                1,669     5,551       0.0%
    Canadian Imperial Bank of Commerce(2170525)                  1,427   125,611       0.1%
    Canadian Imperial Bank of Commerce(136069101)                  140    12,327       0.0%
    Canadian National Railway Co.(2180632)                         600    48,280       0.1%
    Canadian National Railway Co.(136375102)                     1,058    85,158       0.1%
    Canadian Natural Resources, Ltd.                             1,227    42,822       0.1%
    Canadian Pacific Railway, Ltd.                                 300    52,015       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                                 SHARES VALUE++ OF NET ASSETS**
                                                                 ------ ------- ---------------
CANADA -- (Continued)
    Canadian Tire Corp., Ltd. Class A                               596 $73,131       0.1%
    Canadian Utilities, Ltd. Class A                                600  18,120       0.0%
#   Canadian Western Bank                                         1,800  50,703       0.1%
*   Canfor Corp.                                                    830  16,509       0.0%
    Canfor Pulp Products, Inc.                                    1,000  10,922       0.0%
    Capital Power Corp.                                           1,079  20,433       0.0%
*   Capstone Mining Corp.                                         9,500  10,825       0.0%
    Cascades, Inc.                                                2,400  28,909       0.0%
*   Celestica, Inc.(2263362)                                        311   3,122       0.0%
*   Celestica, Inc.(15101Q108)                                    2,400  24,120       0.0%
    Cenovus Energy, Inc.                                          5,857  56,930       0.1%
*   Centerra Gold, Inc.                                           5,319  36,116       0.1%
    Cervus Equipment Corp.                                          600   7,046       0.0%
*   CGI Group, Inc. Class A                                         483  25,664       0.0%
#*  China Gold International Resources Corp., Ltd.                4,400   6,821       0.0%
#*  Chinook Energy, Inc.                                             61      15       0.0%
    CI Financial Corp.                                            2,756  61,268       0.1%
#   Cineplex, Inc.                                                  800  24,197       0.0%
    Cogeco Communications, Inc.                                     495  35,587       0.1%
    Cogeco, Inc.                                                    300  20,450       0.0%
    Colliers International Group, Inc.                              805  47,179       0.1%
    Constellation Software, Inc.                                    100  56,893       0.1%
    Corus Entertainment, Inc. Class B                             1,500  13,918       0.0%
    Cott Corp.(2228952)                                             300   4,497       0.0%
    Cott Corp.(22163N106)                                         3,102  46,530       0.1%
#   Crescent Point Energy Corp.(B67C8W8)                          2,478  20,376       0.0%
    Crescent Point Energy Corp.(22576C101)                        3,609  29,702       0.0%
*   Crew Energy, Inc.                                             2,714   9,193       0.0%
*   Detour Gold Corp.                                             2,500  26,645       0.0%
    Dollarama, Inc.                                                 500  55,658       0.1%
#   Dominion Diamond Corp.                                        1,691  24,097       0.0%
    Dorel Industries, Inc. Class B                                  485  12,647       0.0%
*   Dundee Precious Metals, Inc.                                  2,800   5,600       0.0%
    E-L Financial Corp., Ltd.                                        34  21,795       0.0%
    Eldorado Gold Corp.                                          11,404  14,320       0.0%
    Element Fleet Management Corp.                                2,800  21,574       0.0%
#   Emera, Inc.                                                     370  13,938       0.0%
    Empire Co., Ltd. Class A                                      3,000  51,926       0.1%
#   Enbridge Income Fund Holdings, Inc.                           1,679  39,135       0.1%
    Enbridge, Inc.                                                1,248  47,962       0.1%
#   Encana Corp.                                                  2,703  31,625       0.0%
    Enercare, Inc.                                                  939  14,637       0.0%
    Enerflex, Ltd.                                                1,364  18,555       0.0%
#*  Energy Fuels, Inc.                                              100     137       0.0%
    Enerplus Corp.                                                3,726  34,167       0.1%
    Enghouse Systems, Ltd.                                          272  11,495       0.0%
    Ensign Energy Services, Inc.                                  3,401  17,505       0.0%
#   Equitable Group, Inc.                                           300  13,952       0.0%
#*  Essential Energy Services Trust                               4,177   1,910       0.0%
    Evertz Technologies, Ltd.                                       722  10,555       0.0%
#   Exchange Income Corp.                                           900  24,207       0.0%
    Fairfax Financial Holdings, Ltd.                                120  63,196       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
CANADA -- (Continued)
    Finning International, Inc.                                   1,611 $ 39,285       0.1%
    First Capital Realty, Inc.                                    1,500   23,789       0.0%
#*  First Majestic Silver Corp.                                     521    3,509       0.0%
    First Quantum Minerals, Ltd.                                  3,789   42,378       0.1%
    FirstService Corp.                                              805   56,040       0.1%
    Fortis, Inc.                                                    900   33,144       0.0%
    Franco-Nevada Corp.                                             200   15,893       0.0%
    Freehold Royalties, Ltd.                                      2,008   24,561       0.0%
#   Genworth MI Canada, Inc.                                      1,089   33,841       0.0%
    George Weston, Ltd.                                             339   28,463       0.0%
    Gildan Activewear, Inc.                                       1,618   49,515       0.1%
#   Gluskin Sheff + Associates, Inc.                              1,000   12,511       0.0%
    Goldcorp, Inc.(2676302)                                       1,400   18,285       0.0%
#   Goldcorp, Inc.(380956409)                                     4,279   55,884       0.1%
#*  Golden Star Resources, Ltd.                                   8,100    6,341       0.0%
*   Gran Tierra Energy, Inc.                                      5,979   13,023       0.0%
*   Heroux-Devtek, Inc.                                           1,000   11,410       0.0%
#   Home Capital Group, Inc.                                        800    8,657       0.0%
    HudBay Minerals, Inc.                                         4,699   34,930       0.1%
#   Hudson's Bay Co.                                              1,300   11,356       0.0%
*   Husky Energy, Inc.                                            2,554   33,096       0.0%
*   IAMGOLD Corp.(450913108)                                        326    1,790       0.0%
*   IAMGOLD Corp.(2446646)                                        8,705   47,773       0.1%
    IGM Financial, Inc.                                             400   14,098       0.0%
    Imperial Oil, Ltd.                                              698   22,601       0.0%
    Industrial Alliance Insurance & Financial Services, Inc.      1,373   62,217       0.1%
    Innergex Renewable Energy, Inc.                               1,785   19,495       0.0%
    Inter Pipeline, Ltd.                                            800   16,272       0.0%
*   Interfor Corp.                                                1,300   21,161       0.0%
    Intertape Polymer Group, Inc.                                 1,300   19,186       0.0%
*   Ivanhoe Mines, Ltd. Class A                                   3,958   14,327       0.0%
    Just Energy Group, Inc.                                       2,100   11,687       0.0%
*   Kelt Exploration, Ltd.                                          700    3,836       0.0%
    Keyera Corp.                                                  2,100   61,823       0.1%
*   Kingsway Financial Services, Inc.                               425    2,323       0.0%
*   Kinross Gold Corp.                                           20,380   80,566       0.1%
    Kirkland Lake Gold, Ltd.                                      1,500   17,592       0.0%
    Labrador Iron Ore Royalty Corp.                               1,400   22,659       0.0%
    Laurentian Bank of Canada                                       650   30,230       0.0%
    Leon's Furniture, Ltd.                                          400    6,068       0.0%
    Linamar Corp.                                                 1,008   61,163       0.1%
    Loblaw Cos., Ltd.                                               900   46,448       0.1%
    Lundin Mining Corp.                                          10,205   77,837       0.1%
    Magna International, Inc.(2554475)                            1,978  107,908       0.1%
    Magna International, Inc.(559222401)                          1,700   92,735       0.1%
*   Major Drilling Group International, Inc.                      3,800   20,353       0.0%
#   Mandalay Resources Corp.                                      3,315      758       0.0%
*   Manitok Energy, Inc.                                              2       --       0.0%
    Manulife Financial Corp.(2492519)                               700   14,075       0.0%
    Manulife Financial Corp.(56501R106)                           6,043  121,464       0.1%
    Maple Leaf Foods, Inc.                                          500   12,968       0.0%
    Martinrea International, Inc.                                 3,400   33,339       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
CANADA -- (Continued)
#   Maxar Technologies, Ltd.                                      1,066 $ 67,434       0.1%
*   Maxim Power Corp.                                             1,600    3,535       0.0%
#*  MEG Energy Corp.                                              1,128    5,010       0.0%
    Methanex Corp.                                                  555   27,047       0.0%
    Metro, Inc.                                                     949   29,873       0.0%
*   Mitel Networks Corp.                                          2,000   17,192       0.0%
    Morneau Shepell, Inc.                                           911   15,175       0.0%
    Mullen Group, Ltd.                                            2,700   35,432       0.1%
    National Bank of Canada                                       4,400  213,537       0.2%
    Nevsun Resources, Ltd.                                        8,700   20,501       0.0%
    New Flyer Industries, Inc.                                      785   33,308       0.0%
*   New Gold, Inc.(644535106)                                     1,500    4,935       0.0%
*   New Gold, Inc.(2826947)                                       5,860   19,396       0.0%
#*  Newalta Corp.                                                 1,319      889       0.0%
    North West Co., Inc. (The)                                      600   14,641       0.0%
    Northland Power, Inc.                                         1,500   28,684       0.0%
*   NuVista Energy, Ltd.                                          2,462   15,305       0.0%
#*  Obsidian Energy, Ltd.(674482104)                              2,097    2,244       0.0%
#*  Obsidian Energy, Ltd.(BDHLTZ4)                                4,010    4,258       0.0%
    OceanaGold Corp.                                              6,600   17,701       0.0%
    Open Text Corp.                                               1,618   56,575       0.1%
    Pan American Silver Corp.                                     2,197   35,877       0.1%
#*  Paramount Resources, Ltd. Class A                             1,200   20,538       0.0%
*   Parex Resources, Inc.                                         1,100   14,631       0.0%
#   Parkland Fuel Corp.                                             800   16,247       0.0%
    Pason Systems, Inc.                                             400    5,807       0.0%
    Pembina Pipeline Corp.                                        1,489   49,241       0.1%
#*  Pengrowth Energy Corp.                                       10,136   11,392       0.0%
#   Peyto Exploration & Development Corp.                         1,508   20,571       0.0%
*   PHX Energy Services Corp.                                       742    1,294       0.0%
#   Pizza Pizza Royalty Corp.                                       400    5,321       0.0%
    PrairieSky Royalty, Ltd.                                        186    4,951       0.0%
*   Precision Drilling Corp.(74022D308)                           3,099    9,266       0.0%
*   Precision Drilling Corp.(B5YPLH9)                             4,800   14,399       0.0%
    Premium Brands Holdings Corp.                                   381   30,832       0.0%
    Quarterhill, Inc.                                             2,661    5,033       0.0%
    Quebecor, Inc. Class B                                          900   33,960       0.0%
#   Richelieu Hardware, Ltd.                                        900   23,573       0.0%
*   Richmont Mines, Inc.                                          2,219   19,316       0.0%
#*  RMP Energy, Inc.                                              3,700    2,151       0.0%
    Rogers Communications, Inc. Class B                             600   31,132       0.0%
    Rogers Sugar, Inc.                                            2,550   12,551       0.0%
    Royal Bank of Canada(780087102)                               1,101   86,043       0.1%
    Royal Bank of Canada(2754383)                                 3,651  285,463       0.3%
    Russel Metals, Inc.                                           1,100   24,590       0.0%
*   Sandstorm Gold, Ltd.                                          1,100    4,741       0.0%
    Saputo, Inc.                                                  1,600   57,769       0.1%
    Secure Energy Services, Inc.                                    840    5,476       0.0%
*   SEMAFO, Inc.                                                  8,300   20,845       0.0%
*   Seven Generations Energy, Ltd. Class A                           22      332       0.0%
#   Shaw Communications, Inc. Class B                             3,396   77,565       0.1%
    ShawCor, Ltd.                                                   752   16,298       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
CANADA -- (Continued)
#*  Sherritt International Corp.                                  7,600 $    7,776       0.0%
    SNC-Lavalin Group, Inc.                                         664     29,914       0.0%
    Sprott, Inc.                                                  3,550      5,861       0.0%
*   SSR Mining, Inc.                                                400      3,842       0.0%
    Stantec, Inc.                                                 1,000     28,571       0.0%
    Stella-Jones, Inc.                                              716     27,972       0.0%
#   Student Transportation, Inc.                                    127        743       0.0%
    Suncor Energy, Inc.(B3NB1P2)                                    501     17,007       0.0%
    Suncor Energy, Inc.(867224107)                                4,814    163,483       0.2%
*   SunOpta, Inc.                                                 1,500     14,025       0.0%
#   Superior Plus Corp.                                           2,984     30,046       0.0%
#   Surge Energy, Inc.                                            5,100      8,539       0.0%
#   Tahoe Resources, Inc.                                         4,920     23,608       0.0%
*   Tamarack Valley Energy, Ltd.                                  5,650     13,226       0.0%
*   Taseko Mines, Ltd.                                            4,300      9,433       0.0%
    Teck Resources, Ltd. Class B(2879327)                         2,037     41,621       0.1%
    Teck Resources, Ltd. Class B(878742204)                       2,690     54,984       0.1%
    TELUS Corp.                                                     712     25,785       0.0%
    TFI International, Inc.                                       2,900     69,999       0.1%
    Thomson Reuters Corp.                                         1,328     62,092       0.1%
    TMX Group, Ltd.                                                 201     10,982       0.0%
    TORC Oil & Gas, Ltd.                                          2,700     14,211       0.0%
    Toromont Industries, Ltd.                                       600     26,449       0.0%
    Toronto-Dominion Bank (The)(2897222)                          4,274    242,970       0.3%
#   Toronto-Dominion Bank (The)(891160509)                        4,382    249,117       0.3%
    Torstar Corp. Class B                                         1,100      1,151       0.0%
    Total Energy Services, Inc.                                     194      2,284       0.0%
*   Tourmaline Oil Corp.                                          1,981     36,256       0.1%
    TransAlta Corp.(2901628)                                        901      5,329       0.0%
    TransAlta Corp.(89346D107)                                      777      4,623       0.0%
    TransCanada Corp.                                             2,448    116,224       0.1%
    Transcontinental, Inc. Class A                                1,600     35,520       0.1%
*   Trican Well Service, Ltd.                                     6,127     23,032       0.0%
    Tricon Capital Group, Inc.                                    1,255     10,545       0.0%
*   Trinidad Drilling, Ltd.                                       5,273      6,948       0.0%
*   Trisura Group, Ltd.(89679A100)                                    9        198       0.0%
*   Trisura Group, Ltd.(BDTMYK5)                                      4         92       0.0%
*   Turquoise Hill Resources, Ltd.                                2,008      6,133       0.0%
    Waste Connections, Inc.(94106B101)                              100      7,033       0.0%
    Waste Connections, Inc.(BYQFRK5)                                541     38,257       0.1%
    West Fraser Timber Co., Ltd.                                  2,000    121,649       0.1%
*   Western Energy Services Corp.                                 2,146      2,046       0.0%
    Western Forest Products, Inc.                                13,700     27,823       0.0%
    Westshore Terminals Investment Corp.                            318      6,066       0.0%
    Wheaton Precious Metals Corp.                                   900     18,675       0.0%
    Whitecap Resources, Inc.                                      5,924     42,521       0.1%
    Winpak, Ltd.                                                    341     13,163       0.0%
    WSP Global, Inc.                                                833     37,334       0.1%
    Yamana Gold, Inc.                                            13,032     33,841       0.0%
                                                                        ----------       ---
TOTAL CANADA                                                             8,688,809       9.0%
                                                                        ----------       ---

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
DENMARK -- (1.1%)
    Alm Brand A.S.                                                3,000 $   31,029       0.0%
    AP Moller - Maersk A.S. Class A                                   8     14,828       0.0%
    AP Moller - Maersk A.S. Class B                                  21     40,257       0.1%
*   Bang & Olufsen A.S.                                             670     15,529       0.0%
#*  D/S Norden A.S.                                                 429      8,912       0.0%
    Danske Bank A.S.                                              1,428     54,497       0.1%
    DFDS A.S.                                                       827     47,959       0.1%
    DSV A.S.                                                      1,560    120,628       0.1%
    FLSmidth & Co. A.S.                                             356     24,404       0.0%
    ISS A.S.                                                        693     29,347       0.0%
    Jyske Bank A.S.                                               1,055     59,616       0.1%
*   Nilfisk Holding A.S.                                            417     20,040       0.0%
*   NKT A.S.                                                        417     17,877       0.0%
#   Novozymes A.S. Class B                                        1,400     77,354       0.1%
#   Pandora A.S.                                                    515     48,630       0.1%
    Per Aarsleff Holding A.S.                                       650     18,017       0.0%
    Ringkjoebing Landbobank A.S.                                    280     13,978       0.0%
    Rockwool International A.S. Class B                             132     35,836       0.0%
    Schouw & Co. AB                                                 232     24,143       0.0%
    SimCorp A.S.                                                    600     36,644       0.0%
    Solar A.S. Class B                                              125      8,027       0.0%
    Spar Nord Bank A.S.                                           2,142     27,243       0.0%
    Sydbank A.S.                                                  1,256     49,032       0.1%
    TDC A.S.                                                     13,635     80,613       0.1%
*   Topdanmark A.S.                                               1,775     72,968       0.1%
    Tryg A.S.                                                     1,150     27,396       0.0%
    United International Enterprises                                 32      6,646       0.0%
    Vestas Wind Systems A.S.                                      1,543    136,223       0.2%
*   Vestjysk Bank A.S.                                              250        115       0.0%
                                                                        ----------       ---
TOTAL DENMARK                                                            1,147,788       1.2%
                                                                        ----------       ---
FINLAND -- (2.0%)
    Ahlstrom-Munksjo Oyj                                            678     14,886       0.0%
    Aktia Bank Oyj                                                  537      5,799       0.0%
    Alma Media Oyj                                                1,213      9,824       0.0%
    Amer Sports Oyj                                               2,402     59,763       0.1%
    Atria Oyj                                                       595      8,296       0.0%
    Cargotec Oyj Class B                                          1,344     79,341       0.1%
    Citycon Oyj                                                   3,421      8,353       0.0%
    Cramo Oyj                                                       564     12,521       0.0%
    Elisa Oyj                                                     1,318     53,072       0.1%
    F-Secure Oyj                                                  1,026      5,256       0.0%
    Finnair Oyj                                                   1,332     17,372       0.0%
    Fiskars Oyj Abp                                                 664     16,586       0.0%
    Fortum Oyj                                                    3,104     65,881       0.1%
    Huhtamaki Oyj                                                 2,364    100,694       0.1%
    Kemira Oyj                                                    1,740     24,516       0.0%
    Kesko Oyj Class A                                               401     20,332       0.0%
    Kesko Oyj Class B                                             1,418     72,415       0.1%
    Kone Oyj Class B                                              1,134     61,377       0.1%
    Konecranes Oyj                                                1,141     52,536       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
FINLAND -- (Continued)
    Lassila & Tikanoja Oyj                                          606 $   12,850       0.0%
    Metsa Board Oyj                                               2,428     18,011       0.0%
    Metso Oyj                                                     2,401     87,200       0.1%
    Neste Oyj                                                     1,474     82,059       0.1%
    Nokia Oyj(5902941)                                           19,272     94,778       0.1%
    Nokia Oyj(5946455)                                            5,767     28,356       0.0%
    Nokian Renkaat Oyj                                            1,965     90,090       0.1%
    Outokumpu Oyj                                                 5,944     56,188       0.1%
*   Poyry Oyj                                                       726      4,145       0.0%
    Raisio Oyj Class V                                            5,314     21,965       0.0%
    Ramirent Oyj                                                  1,350     12,420       0.0%
    Sampo Oyj Class A                                             1,527     79,908       0.1%
    Sanoma Oyj                                                    2,100     24,928       0.0%
*   Stockmann Oyj Abp Class A                                     1,273      8,232       0.0%
#*  Stockmann Oyj Abp Class B                                       646      4,149       0.0%
    Stora Enso Oyj Class R                                        4,818     75,297       0.1%
    Stora Enso Oyj Sponsored ADR                                  9,200    143,796       0.2%
    Technopolis Oyj                                               3,587     16,162       0.0%
    Tieto Oyj                                                     1,067     32,668       0.0%
    Tikkurila Oyj                                                   201      3,973       0.0%
    UPM-Kymmene Oyj                                               2,608     78,324       0.1%
    UPM-Kymmene Oyj Sponsored ADR                                 7,100    213,390       0.2%
    Uponor Oyj                                                      782     15,742       0.0%
    Vaisala Oyj Class A                                             214     11,632       0.0%
    Valmet Oyj                                                    1,806     35,016       0.0%
    Wartsila Oyj Abp                                              1,403     90,307       0.1%
    YIT Oyj                                                       2,432     18,483       0.0%
                                                                        ----------       ---
TOTAL FINLAND                                                            2,048,889       2.1%
                                                                        ----------       ---
FRANCE -- (7.6%)
*   Air France-KLM                                                2,302     36,044       0.0%
    Airbus SE                                                     1,424    146,124       0.2%
    Albioma SA                                                    1,147     27,342       0.0%
    Alstom SA                                                     1,261     51,015       0.1%
    Altamir                                                         936     16,878       0.0%
    Alten SA                                                        360     31,506       0.0%
    Altran Technologies SA                                        1,959     36,231       0.0%
    Amundi SA                                                       198     16,781       0.0%
#*  Antalis International SAS                                        87        212       0.0%
    Arkema SA                                                     1,212    153,114       0.2%
    Assystem                                                        430     16,638       0.0%
    Atos SE                                                         494     76,726       0.1%
    AXA SA                                                        6,608    199,485       0.2%
    Beneteau SA                                                     816     14,680       0.0%
    BNP Paribas SA                                                3,858    301,115       0.3%
    Bollore SA                                                    5,989     28,932       0.0%
    Bonduelle SCA                                                   316     14,914       0.0%
    Bouygues SA                                                   2,961    142,109       0.2%
    Bureau Veritas SA                                             1,505     40,301       0.0%
    Capgemini SE                                                    872    105,934       0.1%
    Carrefour SA                                                  6,143    123,630       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
FRANCE -- (Continued)
#   Casino Guichard Perrachon SA                                    937 $ 53,502       0.1%
*   CGG SA Sponsored ADR                                             94      452       0.0%
    Chargeurs SA                                                  1,223   34,500       0.0%
    Christian Dior SE                                               181   62,126       0.1%
    Cie de Saint-Gobain                                           2,316  135,794       0.1%
    Cie des Alpes                                                   374   11,863       0.0%
    Cie Generale des Etablissements Michelin                      1,763  255,188       0.3%
    Cie Plastic Omnium SA                                         1,743   72,679       0.1%
    CNP Assurances                                                1,406   32,707       0.0%
*   Coface SA                                                     1,389   15,177       0.0%
    Credit Agricole SA                                            4,252   74,211       0.1%
    Danone SA                                                     1,183   96,688       0.1%
    Dassault Systemes SE                                            560   59,448       0.1%
    Derichebourg SA                                               2,685   28,630       0.0%
    Edenred                                                       2,281   65,758       0.1%
    Eiffage SA                                                      799   83,460       0.1%
    Electricite de France SA                                      6,220   81,406       0.1%
    Elior Group SA                                                1,633   46,374       0.1%
#   Elis SA                                                         182    4,745       0.0%
    Engie SA                                                     11,708  197,889       0.2%
*   Eramet                                                          350   28,825       0.0%
*   Esso SA Francaise                                                16    1,092       0.0%
    Euler Hermes Group                                              224   25,987       0.0%
    Euronext NV                                                     451   26,785       0.0%
#   Eutelsat Communications SA                                    2,599   65,100       0.1%
    Faurecia                                                      1,957  142,265       0.2%
*   Fnac Darty SA                                                    77    7,278       0.0%
*   Fnac Darty SA                                                   578   54,701       0.1%
    Gaztransport Et Technigaz SA                                    566   27,703       0.0%
    Groupe Crit                                                     186   17,553       0.0%
    Groupe Eurotunnel SE                                          2,874   36,117       0.0%
    Hermes International                                             47   24,398       0.0%
    Iliad SA                                                        101   25,211       0.0%
    Imerys SA                                                       284   25,860       0.0%
    Ingenico Group SA                                               648   62,926       0.1%
    IPSOS                                                           595   21,991       0.0%
    JCDecaux SA                                                   1,302   49,807       0.1%
    Kering                                                           81   37,147       0.0%
    L'Oreal SA                                                      434   96,593       0.1%
    Lagardere SCA                                                 2,488   81,933       0.1%
    Lectra                                                          328    9,598       0.0%
    Legrand SA                                                      923   68,496       0.1%
    LISI                                                            390   17,902       0.0%
    LVMH Moet Hennessy Louis Vuitton SE                             788  235,031       0.3%
    Metropole Television SA                                       1,252   28,945       0.0%
    MGI Coutier                                                     303   12,302       0.0%
    Natixis SA                                                    4,949   38,811       0.0%
    Neopost SA                                                      479   17,656       0.0%
    Nexans SA                                                       940   61,521       0.1%
    Nexity SA                                                       333   20,467       0.0%
    Orange SA                                                    15,194  249,602       0.3%
#   Orange SA Sponsored ADR                                       2,675   43,870       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
FRANCE -- (Continued)
    Peugeot SA                                                    9,468 $  224,634       0.2%
*   Pierre & Vacances SA                                            114      6,097       0.0%
    Publicis Groupe SA                                              175     11,391       0.0%
#   Publicis Groupe SA ADR                                        2,600     42,419       0.1%
#   Rallye SA                                                       796     13,609       0.0%
    Renault SA                                                    1,352    134,069       0.1%
    Rexel SA                                                      4,621     82,402       0.1%
    Rothschild & Co.                                                294     10,558       0.0%
    Rubis SCA                                                     1,290     80,951       0.1%
    Safran SA                                                       573     60,350       0.1%
    Savencia SA                                                     112     10,698       0.0%
    Schneider Electric SE(4834108)                                1,564    137,415       0.1%
    Schneider Electric SE(B11BPS1)                                  213     18,724       0.0%
    SCOR SE                                                       1,288     53,469       0.1%
    SEB SA                                                          536     99,887       0.1%
#*  Sequana SA                                                      436        406       0.0%
    SES SA                                                        4,828     78,522       0.1%
    Societe BIC SA                                                  279     29,460       0.0%
    Societe Generale SA                                           2,363    131,512       0.1%
    Sodexo SA                                                       519     66,029       0.1%
*   SOITEC                                                          612     48,169       0.1%
*   Solocal Group                                                11,861     13,123       0.0%
    Somfy SA                                                        245     24,815       0.0%
    Sopra Steria Group                                              279     52,291       0.1%
    SPIE SA                                                         582     15,313       0.0%
*   Ste Industrielle d'Aviation Latecoere SA                      2,936     18,601       0.0%
    Stef SA                                                         282     31,173       0.0%
    STMicroelectronics NV                                         5,626    132,605       0.1%
    Suez                                                          3,391     59,636       0.1%
    Tarkett SA                                                      335     14,250       0.0%
    Technicolor SA                                                2,918     10,340       0.0%
    Teleperformance                                               1,148    167,659       0.2%
    Thales SA                                                       513     53,461       0.1%
    Total SA                                                      9,638    537,204       0.6%
    Trigano SA                                                      418     67,454       0.1%
*   Ubisoft Entertainment SA                                      2,639    201,355       0.2%
    Valeo SA                                                      1,703    115,300       0.1%
#*  Vallourec SA                                                  6,513     35,622       0.0%
    Veolia Environnement SA                                       1,171     27,742       0.0%
    Veolia Environnement SA ADR                                     635     15,069       0.0%
    Vicat SA                                                        469     36,277       0.0%
    Vilmorin & Cie SA                                               213     20,511       0.0%
#   Vinci SA                                                      1,483    145,301       0.2%
    Vivendi SA                                                    2,654     65,901       0.1%
*   Worldline SA                                                    475     23,227       0.0%
    Zodiac Aerospace                                                 91      2,601       0.0%
                                                                        ----------       ---
TOTAL FRANCE                                                             7,883,383       8.1%
                                                                        ----------       ---
GERMANY -- (6.5%)
    Aareal Bank AG                                                1,390     57,793       0.1%
    Adidas AG                                                       211     46,965       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
GERMANY -- (Continued)
    Allianz SE                                                      638 $148,947       0.2%
    Aurubis AG                                                      668   54,740       0.1%
    Axel Springer SE                                                959   64,570       0.1%
    BASF SE                                                       5,979  653,824       0.7%
    Bauer AG                                                        343   11,101       0.0%
    Bayerische Motoren Werke AG                                   2,651  271,887       0.3%
    Bechtle AG                                                      278   22,250       0.0%
    Beiersdorf AG                                                    97   10,912       0.0%
    Bertrandt AG                                                    214   20,190       0.0%
#   Bilfinger SE                                                    285   11,498       0.0%
    Borussia Dortmund GmbH & Co. KGaA                               897    7,462       0.0%
    Brenntag AG                                                     881   49,984       0.1%
    CANCOM SE                                                       562   41,517       0.1%
    CECONOMY AG                                                   2,894   37,775       0.0%
    Cewe Stiftung & Co. KGAA                                        287   28,140       0.0%
*   Commerzbank AG                                                8,023  111,178       0.1%
    Continental AG                                                  413  105,106       0.1%
    Covestro AG                                                      79    7,594       0.0%
    CropEnergies AG                                                 935    9,904       0.0%
    CTS Eventim AG & Co. KGaA                                       714   29,533       0.0%
    Daimler AG                                                    6,300  525,963       0.6%
    Deutsche Bank AG(5750355)                                       349    5,720       0.0%
#   Deutsche Bank AG(D18190898)                                   8,803  143,225       0.2%
    Deutsche Beteiligungs AG                                        294   14,947       0.0%
    Deutsche Boerse AG                                              795   82,334       0.1%
#   Deutsche EuroShop AG                                            254    9,284       0.0%
    Deutsche Lufthansa AG                                         5,573  179,048       0.2%
    Deutsche Pfandbriefbank AG                                      852   12,263       0.0%
    Deutsche Post AG                                              2,363  108,320       0.1%
    Deutsche Telekom AG                                          26,384  477,743       0.5%
    Deutsche Wohnen SE                                            2,299   98,398       0.1%
    Deutz AG                                                      2,362   20,010       0.0%
*   Dialog Semiconductor P.L.C.                                     694   34,673       0.0%
    DIC Asset AG                                                  1,009   11,865       0.0%
    DMG Mori AG                                                     476   27,561       0.0%
    Duerr AG                                                        417   57,709       0.1%
    E.ON SE                                                       4,329   51,275       0.1%
    E.ON SE Sponsored ADR                                         7,421   88,458       0.1%
#   ElringKlinger AG                                              1,148   20,078       0.0%
    Fielmann AG                                                     278   24,427       0.0%
    Fraport AG Frankfurt Airport Services Worldwide                 402   38,200       0.0%
    Freenet AG                                                    2,096   70,191       0.1%
    Fuchs Petrolub SE                                               430   21,414       0.0%
    GEA Group AG                                                    401   19,371       0.0%
    Gerry Weber International AG                                    313    3,890       0.0%
    Grammer AG                                                      503   29,225       0.0%
    GRENKE AG                                                       198   19,390       0.0%
*   H&R GmbH & Co. KGaA                                              69    1,228       0.0%
    Hamburger Hafen und Logistik AG                                 706   22,547       0.0%
    Hannover Rueck SE                                               205   25,797       0.0%
*   Hapag-Lloyd AG                                                  515   22,631       0.0%
    HeidelbergCement AG                                             692   70,812       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
GERMANY -- (Continued)
*   Heidelberger Druckmaschinen AG                               4,410  $ 17,630       0.0%
    Hella GmbH & Co KGaA                                           692    41,799       0.1%
    Hochtief AG                                                    181    31,972       0.0%
    Hornbach Baumarkt AG                                           280    10,224       0.0%
    Hugo Boss AG                                                   715    63,949       0.1%
    Indus Holding AG                                               565    39,629       0.1%
    Infineon Technologies AG                                     4,590   126,950       0.1%
    Innogy SE                                                      475    22,090       0.0%
    Jenoptik AG                                                    477    16,077       0.0%
#   K+S AG                                                       3,830    93,114       0.1%
    KION Group AG                                                  764    61,218       0.1%
    Kloeckner & Co. SE                                           1,469    17,324       0.0%
#   Koenig & Bauer AG                                              322    25,070       0.0%
    Krones AG                                                      229    28,973       0.0%
    Lanxess AG                                                   1,758   137,842       0.2%
    LEG Immobilien AG                                              638    64,990       0.1%
    Leoni AG                                                       751    49,966       0.1%
*   METRO AG                                                     2,894    54,859       0.1%
    MLP SE                                                         505     3,492       0.0%
    MTU Aero Engines AG                                            614   103,902       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG                  421    94,515       0.1%
    Nemetschek SE                                                  152    13,590       0.0%
#*  Nordex SE                                                    1,346    13,979       0.0%
    Norma Group SE                                                 650    44,300       0.1%
    OSRAM Licht AG                                               1,507   115,360       0.1%
    Pfeiffer Vacuum Technology AG                                  158    25,368       0.0%
#   ProSiebenSat.1 Media SE                                        528    18,598       0.0%
    Rational AG                                                     20    13,196       0.0%
    Rheinmetall AG                                                 925   109,861       0.1%
*   RWE AG                                                       8,756   220,160       0.2%
    S&T AG                                                         280     5,418       0.0%
    SAF-Holland SA                                                 643    12,764       0.0%
    Salzgitter AG                                                  796    38,512       0.0%
    SAP SE                                                         882   100,779       0.1%
    SHW AG                                                         202     8,031       0.0%
    Sixt SE                                                        563    52,697       0.1%
    SMA Solar Technology AG                                        240    11,171       0.0%
    Software AG                                                    770    39,139       0.1%
    Stabilus SA                                                    256    23,379       0.0%
    Stroeer SE & Co. KGaA                                          445    28,459       0.0%
    Suedzucker AG                                                1,926    38,167       0.0%
#   Symrise AG                                                     699    54,471       0.1%
    TAG Immobilien AG                                            2,214    38,169       0.0%
    Takkt AG                                                       583    12,115       0.0%
    Telefonica Deutschland Holding AG                            5,114    26,086       0.0%
    ThyssenKrupp AG                                              1,298    34,820       0.0%
*   Tom Tailor Holding SE                                        1,248    12,873       0.0%
    Uniper SE                                                    2,025    56,900       0.1%
    United Internet AG                                             699    44,331       0.1%
    Volkswagen AG                                                  339    63,307       0.1%
    Vonovia SE                                                     877    38,740       0.0%
*   Vossloh AG                                                     229    14,508       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------- ---------- ---------------
GERMANY -- (Continued)
#   VTG AG                                                           331 $   19,116       0.0%
    Wacker Chemie AG                                                 409     63,878       0.1%
    Wacker Neuson SE                                                 532     17,328       0.0%
    Wuestenrot & Wuerttembergische AG                                387     10,391       0.0%
    XING SE                                                           17      5,050       0.0%
                                                                         ----------       ---
TOTAL GERMANY                                                             6,691,463       6.9%
                                                                         ----------       ---
HONG KONG -- (2.7%)
    Allied Properties HK, Ltd.                                    70,000     14,908       0.0%
    APT Satellite Holdings, Ltd.                                  19,500      9,329       0.0%
    ASM Pacific Technology, Ltd.                                   2,800     40,853       0.1%
    Associated International Hotels, Ltd.                          6,000     19,683       0.0%
    Bank of East Asia, Ltd. (The)                                  7,548     33,120       0.0%
    BOC Hong Kong Holdings, Ltd.                                  22,500    107,216       0.1%
*   Brightoil Petroleum Holdings, Ltd.                            42,000      8,075       0.0%
    Cafe de Coral Holdings, Ltd.                                  10,000     30,770       0.0%
#*  Cathay Pacific Airways, Ltd.                                  17,000     29,083       0.0%
*   China Energy Development Holdings, Ltd.                      176,000      2,095       0.0%
    Chinese Estates Holdings, Ltd.                                12,500     21,282       0.0%
    Chow Sang Sang Holdings International, Ltd.                    5,000     10,905       0.0%
    Chow Tai Fook Jewellery Group, Ltd.                            3,200      3,345       0.0%
    Chuang's Consortium International, Ltd.                       93,642     21,871       0.0%
    CITIC Telecom International Holdings, Ltd.                     8,000      2,288       0.0%
    CK Asset Holdings, Ltd.                                        5,000     41,149       0.1%
    CK Hutchison Holdings, Ltd.                                   10,000    127,017       0.1%
    CK Infrastructure Holdings, Ltd.                               3,000     26,121       0.0%
    CLP Holdings, Ltd.                                             5,000     50,890       0.1%
    Dah Sing Banking Group, Ltd.                                   8,960     19,829       0.0%
    Dah Sing Financial Holdings, Ltd.                              4,576     30,751       0.0%
#*  Esprit Holdings, Ltd.                                         35,700     21,602       0.0%
    Far East Consortium International, Ltd.                       37,000     20,210       0.0%
#   FIH Mobile, Ltd.                                              55,000     17,271       0.0%
    First Pacific Co., Ltd.                                       55,600     42,365       0.1%
    Giordano International, Ltd.                                  20,000     11,307       0.0%
*   Global Brands Group Holding, Ltd.                            188,000     21,936       0.0%
    Great Eagle Holdings, Ltd.                                     3,000     16,517       0.0%
#   Guotai Junan International Holdings, Ltd.                     84,000     26,855       0.0%
    Hang Lung Group, Ltd.                                         12,000     42,164       0.1%
    Hang Lung Properties, Ltd.                                    16,000     36,740       0.0%
    Hang Seng Bank, Ltd.                                           3,100     73,479       0.1%
    Henderson Land Development Co., Ltd.                           3,200     20,883       0.0%
    HKR International, Ltd.                                       29,600     18,891       0.0%
    HKT Trust & HKT, Ltd.                                         34,000     41,489       0.1%
    Hong Kong & China Gas Co., Ltd.                               19,647     37,243       0.1%
    Hong Kong Aircraft Engineering Co., Ltd.                       1,200      8,098       0.0%
    Hong Kong Exchanges & Clearing, Ltd.                           2,560     71,332       0.1%
    Hongkong & Shanghai Hotels, Ltd. (The)                        11,096     18,022       0.0%
    Hopewell Holdings, Ltd.                                        8,000     30,770       0.0%
    Hutchison Telecommunications Hong Kong Holdings, Ltd.         15,000      5,386       0.0%
    Hysan Development Co., Ltd.                                    5,000     24,158       0.0%
*   I-CABLE Communications, Ltd.                                   9,354        293       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
HONG KONG -- (Continued)
    Johnson Electric Holdings, Ltd.                                9,375 $ 37,824       0.1%
    Kerry Logistics Network, Ltd.                                  6,500    8,962       0.0%
    Kerry Properties, Ltd.                                        13,000   58,504       0.1%
#   Kingston Financial Group, Ltd.                                62,000   47,871       0.1%
    Kowloon Development Co., Ltd.                                 10,000   11,408       0.0%
    L'Occitane International SA                                    9,250   17,575       0.0%
    Lai Sun Development Co., Ltd.                                  2,860    5,171       0.0%
    Li & Fung, Ltd.                                              106,000   53,423       0.1%
    Lifestyle International Holdings, Ltd.                         4,500    6,171       0.0%
    Luk Fook Holdings International, Ltd.                          8,000   33,842       0.0%
    Man Wah Holdings, Ltd.                                        64,000   57,821       0.1%
*   Midland Holdings, Ltd.                                         4,000    1,082       0.0%
    Miramar Hotel & Investment                                     7,000   15,113       0.0%
    MTR Corp., Ltd.                                                7,053   40,890       0.1%
    New World Development Co., Ltd.                               39,317   58,619       0.1%
*   Newocean Energy Holdings, Ltd.                                42,000   10,719       0.0%
    NWS Holdings, Ltd.                                            38,806   78,543       0.1%
    Orient Overseas International, Ltd.                            6,000   57,784       0.1%
*   Pacific Basin Shipping, Ltd.                                  42,000    9,591       0.0%
    Pacific Textiles Holdings, Ltd.                               15,000   15,787       0.0%
    Papeles y Cartones de Europa SA                                1,604   16,664       0.0%
    PCCW, Ltd.                                                    45,000   24,811       0.0%
    Pico Far East Holdings, Ltd.                                  14,000    5,924       0.0%
    Power Assets Holdings, Ltd.                                    2,500   21,673       0.0%
    Prada SpA                                                      2,700    9,312       0.0%
    Regal Hotels International Holdings, Ltd.                      8,600    6,110       0.0%
    SA SA International Holdings, Ltd.                            28,000   10,161       0.0%
    Samsonite International SA                                    17,400   72,757       0.1%
    Shun Tak Holdings, Ltd.                                       27,500   11,853       0.0%
    Sino Land Co., Ltd.                                           16,800   28,956       0.0%
    SITC International Holdings Co., Ltd.                         14,000   13,504       0.0%
#   SmarTone Telecommunications Holdings, Ltd.                    16,500   20,544       0.0%
*   SOCAM Development, Ltd.                                        4,000      944       0.0%
    Stella International Holdings, Ltd.                           10,000   16,291       0.0%
    Sun Hung Kai & Co., Ltd.                                      11,619    7,448       0.0%
    Sun Hung Kai Properties, Ltd.                                  4,134   67,630       0.1%
    Swire Pacific, Ltd. Class A                                    4,000   39,528       0.1%
    Swire Pacific, Ltd. Class B                                    5,000    8,643       0.0%
    TAI Cheung Holdings, Ltd.                                     12,000   13,852       0.0%
    Techtronic Industries Co., Ltd.                               21,500  126,210       0.1%
#   Television Broadcasts, Ltd.                                    5,100   19,288       0.0%
#   Texwinca Holdings, Ltd.                                       14,000    8,454       0.0%
    Transport International Holdings, Ltd.                         4,000   12,770       0.0%
*   Trinity, Ltd.                                                 64,000    5,341       0.0%
*   Victory City International Holdings, Ltd.                     14,000      364       0.0%
    Vitasoy International Holdings, Ltd.                          18,000   41,620       0.1%
    VTech Holdings, Ltd.                                           2,200   31,277       0.0%
    WH Group, Ltd.                                                45,500   46,109       0.1%
    Wharf Holdings, Ltd. (The)                                     3,625   33,017       0.0%
    Wheelock & Co., Ltd.                                           6,000   41,799       0.1%
    Xinyi Glass Holdings, Ltd.                                    32,000   31,009       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
HONG KONG -- (Continued)
    Yue Yuen Industrial Holdings, Ltd.                           15,000 $   57,457       0.1%
                                                                        ----------       ---
TOTAL HONG KONG                                                          2,735,611       2.8%
                                                                        ----------       ---
IRELAND -- (0.5%)
*   Bank of Ireland Group P.L.C.                                  8,712     68,262       0.1%
    CRH P.L.C.                                                    1,886     70,974       0.1%
    CRH P.L.C. Sponsored ADR                                      1,293     48,513       0.0%
*   FBD Holdings P.L.C.                                             158      1,649       0.0%
    Glanbia P.L.C.                                                1,329     25,705       0.0%
    Irish Continental Group P.L.C.                                3,964     26,405       0.0%
    Kerry Group P.L.C. Class A                                      667     67,159       0.1%
    Kingspan Group P.L.C.(0492793)                                1,183     49,748       0.1%
    Kingspan Group P.L.C.(4491235)                                1,606     67,138       0.1%
    Smurfit Kappa Group P.L.C.                                    3,976    118,608       0.1%
                                                                        ----------       ---
TOTAL IRELAND                                                              544,161       0.6%
                                                                        ----------       ---
ISRAEL -- (0.5%)
*   Airport City, Ltd.                                            1,610     20,594       0.0%
    Alony Hetz Properties & Investments, Ltd.                     1,012     10,467       0.0%
    Bank Hapoalim BM                                              5,787     40,973       0.1%
    Bank Leumi Le-Israel BM                                      16,662     92,104       0.1%
    Bezeq The Israeli Telecommunication Corp., Ltd.              10,611     15,854       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                       684     13,122       0.0%
    Delek Automotive Systems, Ltd.                                  855      6,424       0.0%
    Delta-Galil Industries, Ltd.                                    374     12,232       0.0%
    Elbit Systems, Ltd.                                             102     15,138       0.0%
    First International Bank Of Israel, Ltd.                      1,226     23,276       0.0%
    Formula Systems 1985, Ltd.                                      173      7,142       0.0%
    Harel Insurance Investments & Financial Services, Ltd.        1,465     10,015       0.0%
    Israel Chemicals, Ltd.                                        1,084      4,520       0.0%
*   Israel Discount Bank, Ltd. Class A                           11,877     31,550       0.1%
*   Jerusalem Oil Exploration                                       300     16,056       0.0%
    Melisron, Ltd.                                                  118      6,174       0.0%
    Migdal Insurance & Financial Holding, Ltd.                    7,718      8,974       0.0%
    Mizrahi Tefahot Bank, Ltd.                                    3,321     59,955       0.1%
    Naphtha Israel Petroleum Corp., Ltd.                          1,479      8,536       0.0%
    Oil Refineries, Ltd.                                          7,964      4,097       0.0%
*   Partner Communications Co., Ltd.                              2,267     12,085       0.0%
    Paz Oil Co., Ltd.                                               120     19,596       0.0%
*   Phoenix Holdings, Ltd. (The)                                  1,952      9,660       0.0%
    Shikun & Binui, Ltd.                                          5,298     12,497       0.0%
    Strauss Group, Ltd.                                           1,319     26,873       0.1%
    Summit Real Estate Holdings, Ltd.                             1,546     11,809       0.0%
*   Union Bank of Israel                                            247      1,254       0.0%
                                                                        ----------       ---
TOTAL ISRAEL                                                               500,977       0.5%
                                                                        ----------       ---
ITALY -- (2.9%)
    A2A SpA                                                      22,224     38,166       0.0%
    ACEA SpA                                                      1,354     22,043       0.0%
    Anima Holding SpA                                             3,139     23,868       0.0%
*   Ansaldo STS SpA                                               2,050     28,291       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
ITALY -- (Continued)
*   Arnoldo Mondadori Editore SpA                                 1,773 $  4,590       0.0%
    Assicurazioni Generali SpA                                    7,440  135,406       0.1%
    Astaldi SpA                                                   1,321    9,147       0.0%
    Atlantia SpA                                                  2,073   67,581       0.1%
    Autogrill SpA                                                 2,299   30,066       0.0%
    Azimut Holding SpA                                            1,510   29,807       0.0%
#*  Banca Carige SpA                                              6,536    1,592       0.0%
    Banca Generali SpA                                            1,007   33,131       0.0%
    Banca IFIS SpA                                                  180    9,807       0.0%
    Banca Mediolanum SpA                                          3,607   30,733       0.0%
*   Banca Monte dei Paschi di Siena SpA                              51      278       0.0%
    Banca Popolare di Sondrio SCPA                                9,550   37,778       0.0%
*   Banco BPM SpA                                                20,885   72,719       0.1%
#   BPER Banca                                                   10,482   51,024       0.1%
    Brembo SpA                                                    2,670   44,076       0.1%
    Buzzi Unicem SpA                                              2,089   58,157       0.1%
    Cairo Communication SpA                                          42      211       0.0%
    Cementir Holding SpA                                          2,563   21,750       0.0%
    Cerved Information Solutions SpA                                959   12,333       0.0%
    CNH Industrial NV                                             6,535   83,378       0.1%
#*  Credito Valtellinese SpA                                      2,646    9,368       0.0%
    Danieli & C Officine Meccaniche SpA                             433   10,366       0.0%
    De' Longhi SpA                                                  720   23,599       0.0%
    Ei Towers SpA                                                   203   11,867       0.0%
    Enel SpA                                                     13,639   84,587       0.1%
    Eni SpA                                                       5,888   96,257       0.1%
    Eni SpA Sponsored ADR                                         2,146   70,067       0.1%
    ERG SpA                                                       1,082   18,074       0.0%
    Ferrari NV(BD6G507)                                             342   40,950       0.0%
#   Ferrari NV(N3167Y103)                                           160   19,149       0.0%
    Fiat Chrysler Automobiles NV(N31738102)                      13,679  237,331       0.3%
    Fiat Chrysler Automobiles NV(BRJFWP3)                         3,434   59,378       0.1%
    FinecoBank Banca Fineco SpA                                   4,628   43,286       0.1%
*   GEDI Gruppo Editoriale SpA                                    4,144    3,686       0.0%
#   Geox SpA                                                        852    3,720       0.0%
    Hera SpA                                                     12,421   39,959       0.0%
*   IMMSI SpA                                                     4,196    3,125       0.0%
    Industria Macchine Automatiche SpA                              246   22,060       0.0%
    Interpump Group SpA                                           1,758   59,172       0.1%
    Intesa Sanpaolo SpA                                          13,932   46,838       0.1%
    Iren SpA                                                      8,189   22,532       0.0%
    Italgas SpA                                                   3,861   22,558       0.0%
    Leonardo SpA                                                  6,992  120,696       0.1%
    Luxottica Group SpA                                              27    1,548       0.0%
    MARR SpA                                                        686   17,518       0.0%
#*  Mediaset SpA                                                 14,069   51,658       0.1%
    Mediobanca SpA                                                6,386   69,954       0.1%
    Moncler SpA                                                   1,784   50,645       0.1%
    Parmalat SpA                                                  3,464   13,114       0.0%
    Piaggio & C SpA                                               2,131    6,970       0.0%
    Prysmian SpA                                                  2,221   76,423       0.1%
    Reply SpA                                                       348   18,495       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
ITALY -- (Continued)
#*  Saipem SpA                                                    8,166 $   34,326       0.0%
#   Salvatore Ferragamo SpA                                         861     22,596       0.0%
    Saras SpA                                                    13,711     36,588       0.0%
    Snam SpA                                                      8,606     43,941       0.1%
    Societa Cattolica di Assicurazioni SC                         4,310     46,705       0.1%
    Societa Iniziative Autostradali e Servizi SpA                 1,213     20,677       0.0%
*   Telecom Italia SpA                                           88,857     76,886       0.1%
*   Telecom Italia SpA Sponsored ADR                              8,020     69,052       0.1%
    Terna Rete Elettrica Nazionale SpA                            8,437     50,892       0.1%
#   Tod's SpA                                                       194     12,899       0.0%
*   UniCredit SpA                                                 6,516    124,529       0.1%
    Unione di Banche Italiane SpA                                18,429     86,495       0.1%
    Unipol Gruppo SpA                                             6,471     29,182       0.0%
    UnipolSai Assicurazioni SpA                                  26,802     60,986       0.1%
    Vittoria Assicurazioni SpA                                      877     12,269       0.0%
                                                                        ----------       ---
TOTAL ITALY                                                              2,948,905       3.0%
                                                                        ----------       ---
JAPAN -- (23.0%)
    77 Bank, Ltd. (The)                                           1,400     35,580       0.1%
    ABC-Mart, Inc.                                                  100      5,044       0.0%
    Adastria Co., Ltd.                                              600     13,078       0.0%
    ADEKA Corp.                                                   2,100     36,273       0.1%
    Aeon Co., Ltd.                                                5,810     89,858       0.1%
    Aeon Delight Co., Ltd.                                          600     22,459       0.0%
    AEON Financial Service Co., Ltd.                                900     19,329       0.0%
    Aeon Mall Co., Ltd.                                             800     14,305       0.0%
    Ahresty Corp.                                                   800      6,536       0.0%
    Aica Kogyo Co., Ltd.                                          1,000     34,975       0.1%
    Aichi Bank, Ltd. (The)                                          200     12,323       0.0%
    Aichi Steel Corp.                                               400     16,220       0.0%
    Aisan Industry Co., Ltd.                                      1,300     14,886       0.0%
    Aisin Seiki Co., Ltd.                                         2,000    103,605       0.1%
#*  Akebono Brake Industry Co., Ltd.                              6,000     20,476       0.0%
    Akita Bank, Ltd. (The)                                          500     16,001       0.0%
#   Alpen Co., Ltd.                                                 700     13,923       0.0%
#   Alpine Electronics, Inc.                                      1,300     28,845       0.0%
    Alps Electric Co., Ltd.                                       1,300     39,785       0.1%
    Amano Corp.                                                   1,700     41,831       0.1%
    ANA Holdings, Inc.                                              300     11,530       0.0%
    Anritsu Corp.                                                 1,200     11,299       0.0%
    AOKI Holdings, Inc.                                           1,200     16,739       0.0%
#   Aomori Bank, Ltd. (The)                                         200      6,449       0.0%
    Aoyama Trading Co., Ltd.                                      1,200     44,466       0.1%
    Aozora Bank, Ltd.                                               600     23,485       0.0%
    Arakawa Chemical Industries, Ltd.                               900     21,814       0.0%
    Arcland Sakamoto Co., Ltd.                                      400      6,538       0.0%
    Arcs Co., Ltd.                                                  800     17,899       0.0%
    Asahi Diamond Industrial Co., Ltd.                            1,000      9,701       0.0%
    Asahi Glass Co., Ltd.                                         1,800     70,542       0.1%
    Asahi Kasei Corp.                                            10,000    121,097       0.1%
    Asatsu-DK, Inc.                                                 900     29,830       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Asics Corp.                                                  2,400  $ 36,690       0.1%
    ASKUL Corp.                                                    200     5,384       0.0%
    Avex Group Holdings, Inc.                                    1,200    16,588       0.0%
    Awa Bank, Ltd. (The)                                         5,000    33,918       0.1%
    Axial Retailing, Inc.                                          100     4,090       0.0%
    Bando Chemical Industries, Ltd.                              1,200    13,239       0.0%
    Bank of Iwate, Ltd. (The)                                      400    16,476       0.0%
    Bank of Kyoto, Ltd. (The)                                    1,000    52,517       0.1%
#   Bank of Nagoya, Ltd. (The)                                     400    15,982       0.0%
    Bank of Okinawa, Ltd. (The)                                    720    29,373       0.0%
    Bank of Saga, Ltd. (The)                                       100     2,499       0.0%
    Benesse Holdings, Inc.                                         700    23,730       0.0%
    Bic Camera, Inc.                                             3,100    38,186       0.1%
    Bridgestone Corp.                                            4,300   205,413       0.2%
    Broadleaf Co., Ltd.                                          1,400    11,494       0.0%
    Brother Industries, Ltd.                                     3,400    82,733       0.1%
    Bunka Shutter Co., Ltd.                                      2,700    23,009       0.0%
    C Uyemura & Co., Ltd.                                          200    12,398       0.0%
#   Calbee, Inc.                                                   400    13,499       0.0%
    Canon Marketing Japan, Inc.                                  1,200    30,185       0.0%
    Canon, Inc.                                                    994    37,342       0.1%
    Canon, Inc. Sponsored ADR                                    3,493   131,861       0.2%
    Capcom Co., Ltd.                                             1,200    30,531       0.0%
    Casio Computer Co., Ltd.                                     2,100    30,989       0.0%
    Central Glass Co., Ltd.                                        800    17,888       0.0%
    Central Japan Railway Co.                                      300    54,494       0.1%
    Chiba Bank, Ltd. (The)                                       3,000    22,997       0.0%
    Chiba Kogyo Bank, Ltd. (The)                                 1,500     8,532       0.0%
    Chiyoda Corp.                                                4,000    23,672       0.0%
    Chofu Seisakusho Co., Ltd.                                     700    17,085       0.0%
    Chubu Electric Power Co., Inc.                               1,800    23,214       0.0%
#   Chubu Shiryo Co., Ltd.                                       1,400    25,022       0.0%
    Chudenko Corp.                                                 800    24,401       0.0%
    Chuetsu Pulp & Paper Co., Ltd.                                 600    11,576       0.0%
    Chugoku Bank, Ltd. (The)                                     1,700    24,368       0.0%
    Chugoku Electric Power Co., Inc. (The)                       1,200    13,380       0.0%
    Chugoku Marine Paints, Ltd.                                  2,000    16,993       0.0%
    Chukyo Bank, Ltd. (The)                                        300     6,115       0.0%
    Ci:z Holdings Co., Ltd.                                        500    18,411       0.0%
    Citizen Watch Co., Ltd.                                      2,500    18,380       0.0%
    CKD Corp.                                                    2,200    43,323       0.1%
#   COLOPL, Inc.                                                 2,100    23,317       0.0%
    Colowide Co., Ltd.                                             700    13,138       0.0%
    COMSYS Holdings Corp.                                        1,600    40,519       0.1%
    Concordia Financial Group, Ltd.                              7,046    37,316       0.1%
    Cosmo Energy Holdings Co., Ltd.                              1,500    34,458       0.1%
    Credit Saison Co., Ltd.                                      1,600    32,216       0.0%
    Dai Nippon Printing Co., Ltd.                                1,000    23,970       0.0%
    Dai-ichi Life Holdings, Inc.                                 2,700    51,564       0.1%
    Daibiru Corp.                                                1,500    17,685       0.0%
    Daicel Corp.                                                 3,100    38,705       0.1%
    Daido Steel Co., Ltd.                                          700    44,352       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                                 SHARES VALUE++ OF NET ASSETS**
                                                                 ------ ------- ---------------
JAPAN -- (Continued)
    Daifuku Co., Ltd.                                              800  $39,007       0.1%
    Daihen Corp.                                                 3,000   27,033       0.0%
    Daiichikosho Co., Ltd.                                         400   18,849       0.0%
    Daikin Industries, Ltd.                                        400   44,204       0.1%
    Daikyo, Inc.                                                   500    9,628       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.        500   22,896       0.0%
#   Daio Paper Corp.                                             3,000   36,017       0.1%
    Daiseki Co., Ltd.                                              200    4,945       0.0%
    Daishi Bank, Ltd. (The)                                        800   39,175       0.1%
    Daito Trust Construction Co., Ltd.                             200   34,967       0.1%
    Daiwa House Industry Co., Ltd.                               2,100   76,971       0.1%
    Daiwa Securities Group, Inc.                                 6,000   37,618       0.1%
    Daiwabo Holdings Co., Ltd.                                     800   31,792       0.0%
    DCM Holdings Co., Ltd.                                       1,800   16,536       0.0%
    Dena Co., Ltd.                                               1,100   25,869       0.0%
    Denka Co., Ltd.                                              2,200   73,503       0.1%
    Denso Corp.                                                  1,100   60,581       0.1%
    Dentsu, Inc.                                                   800   34,219       0.1%
    DIC Corp.                                                    1,400   51,968       0.1%
    Disco Corp.                                                    200   46,345       0.1%
    DMG Mori Co., Ltd.                                           1,100   22,182       0.0%
    Don Quijote Holdings Co., Ltd.                                 600   25,167       0.0%
    Doutor Nichires Holdings Co., Ltd.                             400    9,497       0.0%
    Dowa Holdings Co., Ltd.                                      1,000   42,100       0.1%
    DTS Corp.                                                      900   27,008       0.0%
#   Dunlop Sports Co., Ltd.                                      1,100   16,322       0.0%
    Duskin Co., Ltd.                                             1,000   27,430       0.0%
    Eagle Industry Co., Ltd.                                     1,300   25,255       0.0%
    Earth Chemical Co., Ltd.                                       200    9,389       0.0%
    East Japan Railway Co.                                         600   58,188       0.1%
    Ebara Corp.                                                  1,000   35,987       0.1%
#   EDION Corp.                                                  1,800   18,185       0.0%
#   Ehime Bank, Ltd. (The)                                       1,200   15,491       0.0%
    Eighteenth Bank, Ltd. (The)                                  4,000   10,775       0.0%
    Electric Power Development Co., Ltd.                           600   15,121       0.0%
    Enplas Corp.                                                   200    8,473       0.0%
    Exedy Corp.                                                  1,000   29,986       0.0%
    Ezaki Glico Co., Ltd.                                          300   16,639       0.0%
#   FamilyMart UNY Holdings Co., Ltd.                              911   51,756       0.1%
    FCC Co., Ltd.                                                1,000   24,143       0.0%
    FIDEA Holdings Co., Ltd.                                     5,200    9,900       0.0%
    Foster Electric Co., Ltd.                                      500   11,736       0.0%
    FP Corp.                                                       500   26,275       0.0%
    France Bed Holdings Co., Ltd.                                1,200   11,132       0.0%
    Fudo Tetra Corp.                                             9,100   15,516       0.0%
    Fuji Electric Co., Ltd.                                      7,000   50,716       0.1%
#   Fuji Kyuko Co., Ltd.                                           499   11,141       0.0%
    Fuji Media Holdings, Inc.                                    1,600   24,684       0.0%
    Fuji Oil Holdings, Inc.                                      1,100   29,657       0.0%
    Fuji Seal International, Inc.                                  800   26,255       0.0%
    Fujibo Holdings, Inc.                                          500   15,786       0.0%
    FUJIFILM Holdings Corp.                                        900   36,817       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Fujikura, Ltd.                                                7,000 $ 61,094       0.1%
    Fujimori Kogyo Co., Ltd.                                        300   10,377       0.0%
    Fujitec Co., Ltd.                                             1,400   20,840       0.0%
    Fujitsu General, Ltd.                                         1,000   19,125       0.0%
    Fujitsu, Ltd.                                                16,000  124,680       0.1%
    Fukui Bank, Ltd. (The)                                          700   18,704       0.0%
    Fukuoka Financial Group, Inc.                                 6,000   30,967       0.0%
    Fukuyama Transporting Co., Ltd.                               1,000   32,446       0.0%
    Furukawa Co., Ltd.                                              300    5,446       0.0%
    Furukawa Electric Co., Ltd.                                   1,800  109,585       0.1%
    Futaba Corp.                                                  1,100   21,806       0.0%
    Futaba Industrial Co., Ltd.                                     900    8,748       0.0%
    Geo Holdings Corp.                                              900   14,651       0.0%
    Glory, Ltd.                                                   1,000   37,398       0.1%
#   GMO internet, Inc.                                            1,100   16,994       0.0%
    Goldcrest Co., Ltd.                                             600   12,999       0.0%
    GS Yuasa Corp.                                                9,000   45,254       0.1%
#   GungHo Online Entertainment, Inc.                             3,500    9,419       0.0%
    Gunma Bank, Ltd. (The)                                        5,300   34,120       0.1%
    Gunze, Ltd.                                                     500   22,744       0.0%
    Gurunavi, Inc.                                                  700    9,027       0.0%
    H2O Retailing Corp.                                           1,445   26,729       0.0%
    Hachijuni Bank, Ltd. (The)                                    7,000   43,837       0.1%
    Hakuhodo DY Holdings, Inc.                                    2,200   30,433       0.0%
    Hankyu Hanshin Holdings, Inc.                                 2,400   93,570       0.1%
    Hanwa Co., Ltd.                                                 800   30,364       0.0%
    Haseko Corp.                                                  2,200   31,947       0.0%
    Hazama Ando Corp.                                             4,200   34,244       0.1%
    Heiwa Corp.                                                     800   14,752       0.0%
    Heiwa Real Estate Co., Ltd.                                   1,300   22,677       0.0%
    Heiwado Co., Ltd.                                             1,200   26,197       0.0%
    Hikari Tsushin, Inc.                                            200   25,892       0.0%
    Hino Motors, Ltd.                                             1,000   12,871       0.0%
    Hiroshima Bank, Ltd. (The)                                    3,500   29,634       0.0%
#   HIS Co., Ltd.                                                   800   26,788       0.0%
    Hitachi Capital Corp.                                         1,300   31,781       0.0%
    Hitachi Chemical Co., Ltd.                                    1,300   37,071       0.1%
    Hitachi Construction Machinery Co., Ltd.                      1,500   51,456       0.1%
    Hitachi High-Technologies Corp.                                 400   16,740       0.0%
    Hitachi Kokusai Electric, Inc.                                  800   22,161       0.0%
    Hitachi Metals, Ltd.                                          2,000   25,909       0.0%
    Hitachi Transport System, Ltd.                                1,100   27,221       0.0%
    Hitachi Zosen Corp.                                           3,800   20,023       0.0%
    Hitachi, Ltd.                                                41,000  326,497       0.4%
*   Hokkaido Electric Power Co., Inc.                             1,600   12,609       0.0%
    Hokkan Holdings, Ltd.                                         5,000   19,233       0.0%
    Hokkoku Bank, Ltd. (The)                                        700   32,046       0.0%
    Hokuetsu Bank, Ltd. (The)                                       400    9,686       0.0%
    Hokuetsu Industries Co., Ltd.                                   200    1,969       0.0%
    Hokuetsu Kishu Paper Co., Ltd.                                3,600   23,105       0.0%
    Hokuhoku Financial Group, Inc.                                2,500   41,208       0.1%
#   Hokuriku Electric Power Co.                                   1,800   15,905       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Hokuto Corp.                                                    800 $ 13,968       0.0%
    Honda Motor Co., Ltd.                                         7,300  228,760       0.3%
    Honda Motor Co., Ltd. Sponsored ADR                           3,554  110,494       0.1%
    House Foods Group, Inc.                                         800   23,770       0.0%
    Hyakugo Bank, Ltd. (The)                                      4,000   18,780       0.0%
    Hyakujushi Bank, Ltd. (The)                                   4,000   14,543       0.0%
    Ibiden Co., Ltd.                                              2,800   46,885       0.1%
    Ichigo, Inc.                                                  5,700   20,271       0.0%
    Ichiyoshi Securities Co., Ltd.                                  500    5,739       0.0%
    Idemitsu Kosan Co., Ltd.                                      2,200   64,306       0.1%
    IDOM, Inc.                                                    1,200    8,751       0.0%
    IHI Corp.                                                     2,000   72,038       0.1%
    Iida Group Holdings Co., Ltd.                                 1,624   31,154       0.0%
    Iino Kaiun Kaisha, Ltd.                                       2,500   11,804       0.0%
    Inaba Denki Sangyo Co., Ltd.                                    600   26,338       0.0%
    Inabata & Co., Ltd.                                             300    4,349       0.0%
    Inpex Corp.                                                   4,100   43,899       0.1%
    Internet Initiative Japan, Inc.                                 700   14,673       0.0%
    Iseki & Co., Ltd.                                               500   11,141       0.0%
#   Isetan Mitsukoshi Holdings, Ltd.                              3,900   42,513       0.1%
    Isuzu Motors, Ltd.                                            4,500   65,724       0.1%
    Ito En, Ltd.                                                    600   21,008       0.0%
    ITOCHU Corp.                                                  4,600   80,577       0.1%
    Itochu Enex Co., Ltd.                                         1,800   18,347       0.0%
    Itoham Yonekyu Holdings, Inc.                                 5,000   47,701       0.1%
    Iwatani Corp.                                                 1,400   42,219       0.1%
#   Iyo Bank, Ltd. (The)                                          4,300   37,120       0.1%
    J Front Retailing Co., Ltd.                                   3,400   50,463       0.1%
    J-Oil Mills, Inc.                                               300   10,775       0.0%
    Japan Aviation Electronics Industry, Ltd.                     1,000   18,293       0.0%
#*  Japan Display, Inc.                                           9,400   20,278       0.0%
    Japan Exchange Group, Inc.                                    3,000   54,085       0.1%
    Japan Pulp & Paper Co., Ltd.                                    500   21,106       0.0%
#   Japan Steel Works, Ltd. (The)                                 1,600   40,554       0.1%
    Japan Wool Textile Co., Ltd. (The)                            2,000   17,964       0.0%
    JFE Holdings, Inc.                                            2,000   42,983       0.1%
    JGC Corp.                                                     1,500   25,159       0.0%
    Joshin Denki Co., Ltd.                                          500   17,304       0.0%
    JSR Corp.                                                     1,100   21,323       0.0%
    JTEKT Corp.                                                   3,200   53,022       0.1%
    Juki Corp.                                                    1,700   26,435       0.0%
    Juroku Bank, Ltd. (The)                                         600   20,270       0.0%
    JVC Kenwood Corp.                                             1,500    4,703       0.0%
    JXTG Holdings, Inc.                                          17,200   88,817       0.1%
#   K's Holdings Corp.                                            1,400   32,131       0.0%
    Kajima Corp.                                                  6,000   62,229       0.1%
#   Kakaku.com, Inc.                                              1,500   20,597       0.0%
    Kameda Seika Co., Ltd.                                          300   13,586       0.0%
    Kamigumi Co., Ltd.                                            1,000   23,939       0.0%
#   Kanamoto Co., Ltd.                                              600   19,726       0.0%
    Kandenko Co., Ltd.                                            4,000   39,344       0.1%
    Kaneka Corp.                                                  8,000   66,063       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Kanematsu Corp.                                              2,400  $ 31,573       0.0%
    Kansai Electric Power Co., Inc. (The)                        3,300    45,190       0.1%
    Kansai Paint Co., Ltd.                                       1,000    25,703       0.0%
    Kao Corp.                                                    1,000    60,435       0.1%
    Kato Sangyo Co., Ltd.                                          300     9,359       0.0%
    Kato Works Co., Ltd.                                           400    12,498       0.0%
    Kawasaki Heavy Industries, Ltd.                              1,500    52,332       0.1%
#*  Kawasaki Kisen Kaisha, Ltd.                                  1,500    39,166       0.1%
    KDDI Corp.                                                   3,700    98,578       0.1%
    Keihan Holdings Co., Ltd.                                    1,000    30,556       0.0%
    Keihanshin Building Co., Ltd.                                  600     4,210       0.0%
    Keihin Corp.                                                 1,100    20,280       0.0%
    Keikyu Corp.                                                 1,500    31,028       0.0%
    Keio Corp.                                                     600    26,177       0.0%
    Keisei Electric Railway Co., Ltd.                              500    15,104       0.0%
    Keiyo Bank, Ltd. (The)                                       6,000    29,404       0.0%
    Kewpie Corp.                                                   800    19,956       0.0%
    KEY Coffee, Inc.                                               300     5,659       0.0%
    Keyence Corp.                                                  100    55,522       0.1%
    Kinden Corp.                                                 1,500    25,332       0.0%
    Kintetsu Group Holdings Co., Ltd.                              700    26,917       0.0%
    Kintetsu World Express, Inc.                                   600    10,327       0.0%
    Kitz Corp.                                                   3,000    25,705       0.0%
    Kiyo Bank, Ltd. (The)                                        1,500    25,799       0.0%
    Koa Corp.                                                      600    12,519       0.0%
#*  Kobe Steel, Ltd.                                             2,400    20,263       0.0%
    Kohnan Shoji Co., Ltd.                                       1,300    27,784       0.0%
    Koito Manufacturing Co., Ltd.                                  500    33,527       0.1%
    Kokuyo Co., Ltd.                                             1,600    28,691       0.0%
    Komatsu, Ltd.                                                3,400   111,098       0.1%
    Komeri Co., Ltd.                                               500    14,980       0.0%
    Komori Corp.                                                 1,500    21,125       0.0%
    Konami Holdings Corp.                                          500    24,353       0.0%
    Konica Minolta, Inc.                                         7,300    64,041       0.1%
    Konishi Co., Ltd.                                            1,200    20,882       0.0%
    Konoike Transport Co., Ltd.                                  1,300    20,004       0.0%
    Kose Corp.                                                     200    24,323       0.0%
    Kubota Corp. Sponsored ADR                                     500    47,015       0.1%
    Kurabo Industries, Ltd.                                      8,000    23,207       0.0%
    Kuraray Co., Ltd.                                            3,200    63,023       0.1%
    Kureha Corp.                                                   300    17,646       0.0%
    Kurimoto, Ltd.                                                 100     2,101       0.0%
    Kurita Water Industries, Ltd.                                2,100    66,730       0.1%
    KYB Corp.                                                      400    25,971       0.0%
    Kyocera Corp. Sponsored ADR                                    690    46,092       0.1%
#   Kyoei Steel, Ltd.                                            1,000    17,558       0.0%
    Kyokuto Kaihatsu Kogyo Co., Ltd.                             1,100    19,699       0.0%
    Kyoritsu Maintenance Co., Ltd.                                 480    15,160       0.0%
    Kyushu Electric Power Co., Inc.                              1,800    20,531       0.0%
    Kyushu Financial Group, Inc.                                 6,330    40,234       0.1%
    Lawson, Inc.                                                   100     6,530       0.0%
    Leopalace21 Corp.                                            4,000    29,869       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Life Corp.                                                      200 $  5,320       0.0%
    Lintec Corp.                                                  1,100   30,571       0.0%
    Lion Corp.                                                    1,000   19,243       0.0%
    LIXIL Group Corp.                                             1,700   46,820       0.1%
    Mabuchi Motor Co., Ltd.                                         500   26,238       0.0%
    Macnica Fuji Electronics Holdings, Inc.                       1,400   29,330       0.0%
    Maeda Road Construction Co., Ltd.                             2,000   43,070       0.1%
    Makino Milling Machine Co., Ltd.                              2,000   18,871       0.0%
    Marubeni Corp.                                                2,700   18,104       0.0%
    Marudai Food Co., Ltd.                                        3,000   14,034       0.0%
    Maruha Nichiro Corp.                                          1,200   37,068       0.1%
    Maruichi Steel Tube, Ltd.                                       600   18,331       0.0%
    Maxell Holdings, Ltd.                                           600   13,636       0.0%
    Mazda Motor Corp.                                             6,499   93,818       0.1%
    Mebuki Financial Group, Inc.                                  7,020   29,287       0.0%
    Megmilk Snow Brand Co., Ltd.                                  1,000   27,992       0.0%
    Meidensha Corp.                                               3,000   11,870       0.0%
    Meitec Corp.                                                    400   19,539       0.0%
    Michinoku Bank, Ltd. (The)                                      200    3,385       0.0%
    Minebea Mitsumi, Inc.                                         2,770   50,783       0.1%
    Ministop Co., Ltd.                                              800   16,235       0.0%
    Mirait Holdings Corp.                                         2,000   26,135       0.0%
    Misawa Homes Co., Ltd.                                        1,200   10,636       0.0%
    MISUMI Group, Inc.                                            3,600   98,631       0.1%
    Mitsuba Corp.                                                 1,900   31,753       0.0%
    Mitsubishi Chemical Holdings Corp.                           13,100  136,834       0.2%
    Mitsubishi Corp.                                              3,600   84,305       0.1%
    Mitsubishi Electric Corp.                                     7,000  119,794       0.1%
    Mitsubishi Estate Co., Ltd.                                   2,000   36,269       0.1%
    Mitsubishi Gas Chemical Co., Inc.                             2,400   58,710       0.1%
    Mitsubishi Heavy Industries, Ltd.                             2,260   88,419       0.1%
    Mitsubishi Logisnext Co., Ltd.                                2,000   14,697       0.0%
    Mitsubishi Logistics Corp.                                      999   25,875       0.0%
    Mitsubishi Materials Corp.                                    1,500   57,036       0.1%
    Mitsubishi Motors Corp.                                       3,800   30,430       0.0%
*   Mitsubishi Paper Mills, Ltd.                                  1,000    6,749       0.0%
    Mitsubishi Shokuhin Co., Ltd.                                   400   11,869       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.                        200    4,980       0.0%
    Mitsubishi UFJ Financial Group, Inc.                         31,270  212,109       0.2%
    Mitsubishi UFJ Lease & Finance Co., Ltd.                      4,400   23,214       0.0%
    Mitsuboshi Belting, Ltd.                                      2,000   24,971       0.0%
    Mitsui & Co., Ltd.                                            4,900   73,178       0.1%
    Mitsui Chemicals, Inc.                                        3,600  111,009       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.                   1,800   23,550       0.0%
    Mitsui Fudosan Co., Ltd.                                      1,000   23,341       0.0%
    Mitsui Mining & Smelting Co., Ltd.                            1,400   72,849       0.1%
    Mitsui OSK Lines, Ltd.                                        1,100   33,683       0.1%
*   Mitsui-Soko Holdings Co., Ltd.                                2,000    6,224       0.0%
    Miyazaki Bank, Ltd. (The)                                       500   18,003       0.0%
    Mizuho Financial Group, Inc.                                 80,300  145,895       0.2%
    Mizuno Corp.                                                    800   22,754       0.0%
#   Monex Group, Inc.                                             6,900   22,005       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                                 SHARES VALUE++ OF NET ASSETS**
                                                                 ------ ------- ---------------
JAPAN -- (Continued)
    Morinaga & Co., Ltd.                                            400 $22,724       0.0%
    Morinaga Milk Industry Co., Ltd.                                800  30,713       0.0%
    Morita Holdings Corp.                                         1,000  17,208       0.0%
    MS&AD Insurance Group Holdings, Inc.                          2,064  70,119       0.1%
    Murata Manufacturing Co., Ltd.                                  500  78,581       0.1%
    Musashi Seimitsu Industry Co., Ltd.                             900  28,688       0.0%
    Musashino Bank, Ltd. (The)                                      600  19,497       0.0%
    Nabtesco Corp.                                                1,200  47,672       0.1%
    Nachi-Fujikoshi Corp.                                         6,000  36,984       0.1%
    Nagase & Co., Ltd.                                            1,700  28,876       0.0%
    Nagoya Railroad Co., Ltd.                                       600  13,480       0.0%
    Nankai Electric Railway Co., Ltd.                             1,400  36,194       0.1%
    Nanto Bank, Ltd. (The)                                          500  14,106       0.0%
    NEC Corp.                                                     2,200  60,367       0.1%
    NET One Systems Co., Ltd.                                     1,400  17,367       0.0%
    Neturen Co., Ltd.                                             1,500  15,285       0.0%
    NGK Insulators, Ltd.                                          1,000  19,801       0.0%
    NGK Spark Plug Co., Ltd.                                        800  18,257       0.0%
    NHK Spring Co., Ltd.                                          3,800  43,488       0.1%
    Nichias Corp.                                                 3,000  39,063       0.1%
    Nichicon Corp.                                                  900  11,355       0.0%
    Nichiha Corp.                                                   900  36,198       0.1%
    Nichirei Corp.                                                3,000  77,227       0.1%
    Nidec Corp.                                                     300  39,895       0.1%
#   Nifco, Inc.                                                     700  45,697       0.1%
    Nihon Dempa Kogyo Co., Ltd.                                     400   3,124       0.0%
    Nihon M&A Center, Inc.                                        1,600  76,599       0.1%
#   Nihon Nohyaku Co., Ltd.                                       1,000   5,791       0.0%
    Nihon Parkerizing Co., Ltd.                                   2,000  32,786       0.0%
    Nihon Unisys, Ltd.                                            1,200  19,877       0.0%
    Nikkon Holdings Co., Ltd.                                     1,700  43,539       0.1%
    Nikon Corp.                                                   2,200  41,780       0.1%
    Nippo Corp.                                                   1,000  20,881       0.0%
    Nippon Chemi-Con Corp.                                          300  10,425       0.0%
    Nippon Concrete Industries Co., Ltd.                          1,100   4,653       0.0%
    Nippon Densetsu Kogyo Co., Ltd.                                 600  13,022       0.0%
    Nippon Electric Glass Co., Ltd.                                 600  24,497       0.0%
    Nippon Express Co., Ltd.                                        900  57,107       0.1%
    Nippon Flour Mills Co., Ltd.                                  1,500  23,013       0.0%
    Nippon Gas Co., Ltd.                                          1,100  34,996       0.1%
    Nippon Koei Co., Ltd.                                           200   7,346       0.0%
    Nippon Light Metal Holdings Co., Ltd.                        10,000  29,434       0.0%
    Nippon Paper Industries Co., Ltd.                             2,300  45,757       0.1%
    Nippon Pillar Packing Co., Ltd.                                 300   4,597       0.0%
    Nippon Road Co., Ltd. (The)                                     200  11,523       0.0%
    Nippon Seiki Co., Ltd.                                        1,100  25,490       0.0%
*   Nippon Sheet Glass Co., Ltd.                                  2,000  16,035       0.0%
    Nippon Shokubai Co., Ltd.                                       400  30,172       0.0%
    Nippon Signal Co., Ltd.                                       2,100  23,177       0.0%
    Nippon Soda Co., Ltd.                                         4,000  25,025       0.0%
    Nippon Steel & Sumikin Bussan Corp.                             100   5,521       0.0%
    Nippon Steel & Sumitomo Metal Corp.                           3,067  73,533       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Nippon Suisan Kaisha, Ltd.                                    5,500 $ 33,652       0.1%
    Nippon Telegraph & Telephone Corp.                              400   19,339       0.0%
    Nippon Valqua Industries, Ltd.                                  800   18,560       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                                  2,500    5,525       0.0%
*   Nippon Yusen K.K.                                             1,700   35,954       0.1%
    Nishi-Nippon Financial Holdings, Inc.                         3,000   35,006       0.1%
    Nishi-Nippon Railroad Co., Ltd.                               1,200   32,079       0.0%
    Nishimatsu Construction Co., Ltd.                             1,400   42,266       0.1%
    Nissan Chemical Industries, Ltd.                                600   22,380       0.0%
    Nissan Motor Co., Ltd.                                       18,700  181,864       0.2%
    Nissan Shatai Co., Ltd.                                       1,500   16,051       0.0%
    Nisshin Oillio Group, Ltd. (The)                                600   19,696       0.0%
    Nisshin Seifun Group, Inc.                                    1,055   18,541       0.0%
    Nisshin Steel Co., Ltd.                                         400    5,813       0.0%
    Nisshinbo Holdings, Inc.                                      2,000   24,015       0.0%
    Nissin Electric Co., Ltd.                                       900   11,017       0.0%
    Nissin Kogyo Co., Ltd.                                        1,400   25,941       0.0%
    Nitto Denko Corp.                                               500   46,494       0.1%
    Nojima Corp.                                                    100    2,332       0.0%
    NOK Corp.                                                       800   19,650       0.0%
    Nomura Holdings, Inc.                                         9,500   54,366       0.1%
    Nomura Real Estate Holdings, Inc.                             1,800   39,619       0.1%
    Nomura Research Institute, Ltd.                                 726   30,779       0.0%
    Noritake Co., Ltd.                                              500   24,098       0.0%
    Noritz Corp.                                                    700   12,862       0.0%
    North Pacific Bank, Ltd.                                      8,000   26,927       0.0%
    NS Solutions Corp.                                              800   19,447       0.0%
    NSK, Ltd.                                                     2,900   41,756       0.1%
    NTN Corp.                                                    12,000   58,287       0.1%
    NTT Data Corp.                                                2,500   29,117       0.0%
    NTT DOCOMO, Inc.                                              5,700  138,047       0.2%
    Obara Group, Inc.                                               100    5,785       0.0%
    Obayashi Corp.                                                5,200   68,085       0.1%
    Obic Co., Ltd.                                                  400   26,476       0.0%
    Odakyu Electric Railway Co., Ltd.                             1,000   19,562       0.0%
    Ogaki Kyoritsu Bank, Ltd. (The)                               1,000   28,548       0.0%
    Ohsho Food Service Corp.                                        400   16,724       0.0%
    Oita Bank, Ltd. (The)                                           400   16,193       0.0%
    Oji Holdings Corp.                                            6,000   35,166       0.1%
    Okabe Co., Ltd.                                               1,100   10,548       0.0%
    Okamoto Industries, Inc.                                      2,000   21,761       0.0%
    Okasan Securities Group, Inc.                                 4,000   24,674       0.0%
    Oki Electric Industry Co., Ltd.                               1,500   20,954       0.0%
    Okinawa Electric Power Co., Inc. (The)                          990   22,619       0.0%
    OKUMA Corp.                                                     600   36,881       0.1%
    Okumura Corp.                                                   600   22,968       0.0%
    Omron Corp.                                                     400   22,414       0.0%
    Onward Holdings Co., Ltd.                                     2,000   16,862       0.0%
    Open House Co., Ltd.                                            400   15,419       0.0%
    Oriental Land Co., Ltd.                                         400   31,993       0.0%
    ORIX Corp.                                                   10,800  185,691       0.2%
    Osaka Gas Co., Ltd.                                           1,600   30,990       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
#   OSG Corp.                                                     1,700 $ 36,796       0.1%
    Pacific Industrial Co., Ltd.                                    600    7,802       0.0%
    PAL GROUP Holdings Co., Ltd.                                    200    5,685       0.0%
    Panasonic Corp.                                               9,000  135,894       0.2%
    Parco Co., Ltd.                                                 300    4,005       0.0%
#   Park24 Co., Ltd.                                                600   13,869       0.0%
    Penta-Ocean Construction Co., Ltd.                            7,000   46,309       0.1%
    Pigeon Corp.                                                    900   31,939       0.0%
    Pilot Corp.                                                     800   40,448       0.1%
    Piolax, Inc.                                                    900   24,898       0.0%
#*  Pioneer Corp.                                                11,400   22,075       0.0%
    Plenus Co., Ltd.                                                900   18,334       0.0%
    Press Kogyo Co., Ltd.                                         4,000   22,499       0.0%
    Pressance Corp.                                               1,200   16,162       0.0%
    Prima Meat Packers, Ltd.                                      5,000   32,673       0.0%
    Relo Group, Inc.                                              2,000   49,515       0.1%
    Rengo Co., Ltd.                                               4,000   26,196       0.0%
    Resona Holdings, Inc.                                         5,900   31,891       0.0%
    Resorttrust, Inc.                                               900   17,721       0.0%
    Ricoh Co., Ltd.                                               5,000   46,399       0.1%
    Ricoh Leasing Co., Ltd.                                         500   17,968       0.0%
    Riken Corp.                                                     400   20,808       0.0%
    Rohm Co., Ltd.                                                  400   37,235       0.1%
    Roland DG Corp.                                                 400   11,067       0.0%
    Round One Corp.                                                 900   11,630       0.0%
    Ryobi, Ltd.                                                     600   15,452       0.0%
    Ryosan Co., Ltd.                                                600   24,353       0.0%
    Ryoyo Electro Corp.                                           1,200   22,532       0.0%
    S Foods, Inc.                                                   600   22,818       0.0%
    Saibu Gas Co., Ltd.                                             600   15,010       0.0%
    Saizeriya Co., Ltd.                                             400   12,339       0.0%
    Sakai Chemical Industry Co., Ltd.                               600   15,005       0.0%
    San-A Co., Ltd.                                                 100    4,602       0.0%
    San-Ai Oil Co., Ltd.                                          2,000   23,887       0.0%
    San-In Godo Bank, Ltd. (The)                                  3,000   27,590       0.0%
*   Sanden Holdings Corp.                                           800   16,265       0.0%
    Sanken Electric Co., Ltd.                                     6,000   37,729       0.1%
    Sanki Engineering Co., Ltd.                                   2,000   23,017       0.0%
    Sankyo Co., Ltd.                                                700   22,594       0.0%
    Sankyo Tateyama, Inc.                                           900   13,148       0.0%
    Sankyu, Inc.                                                    800   33,075       0.1%
#   Sanrio Co., Ltd.                                                500    8,281       0.0%
    Sanshin Electronics Co., Ltd.                                 1,600   24,301       0.0%
    Sanwa Holdings Corp.                                          4,000   50,161       0.1%
    Sanyo Chemical Industries, Ltd.                                 400   21,008       0.0%
    Sanyo Electric Railway Co., Ltd.                                600   15,226       0.0%
    Sanyo Shokai, Ltd.                                              500    9,215       0.0%
    Sanyo Special Steel Co., Ltd.                                   600   15,400       0.0%
    Sawada Holdings Co., Ltd.                                     1,400   12,492       0.0%
    SBI Holdings, Inc.                                            3,370   53,184       0.1%
    SCREEN Holdings Co., Ltd.                                       400   31,351       0.0%
    SCSK Corp.                                                    1,000   43,124       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Secom Co., Ltd.                                                 200 $ 15,228       0.0%
    Sega Sammy Holdings, Inc.                                     1,700   23,931       0.0%
    Seiko Epson Corp.                                             1,400   33,409       0.1%
    Seiko Holdings Corp.                                          1,200   29,959       0.0%
    Seino Holdings Co., Ltd.                                      1,700   24,802       0.0%
    Seiren Co., Ltd.                                                400    6,981       0.0%
    Sekisui Chemical Co., Ltd.                                    4,000   80,737       0.1%
    Sekisui House, Ltd.                                           2,700   50,486       0.1%
    Senko Group Holdings Co., Ltd.                                5,000   36,263       0.1%
    Senshu Ikeda Holdings, Inc.                                   3,000   11,583       0.0%
#   Senshukai Co., Ltd.                                           1,200    7,428       0.0%
    Seria Co., Ltd.                                                 800   45,523       0.1%
    Seven & I Holdings Co., Ltd.                                  2,600  104,792       0.1%
#   Seven Bank, Ltd.                                              5,200   19,231       0.0%
#*  Sharp Corp.                                                     300    9,544       0.0%
    Shiga Bank, Ltd. (The)                                        5,000   28,703       0.0%
    Shikoku Bank, Ltd. (The)                                      1,000   15,622       0.0%
#   Shikoku Electric Power Co., Inc.                              1,900   24,862       0.0%
    Shimachu Co., Ltd.                                            1,000   28,163       0.0%
    Shimano, Inc.                                                   100   13,684       0.0%
    Shimizu Corp.                                                 4,000   47,082       0.1%
    Shin-Etsu Chemical Co., Ltd.                                  1,000  105,461       0.1%
    Shindengen Electric Manufacturing Co., Ltd.                     300   20,479       0.0%
    Shinko Electric Industries Co., Ltd.                          2,300   17,724       0.0%
    Shinko Plantech Co., Ltd.                                     1,300   11,225       0.0%
    Shinko Shoji Co., Ltd.                                          900   16,699       0.0%
    Shinmaywa Industries, Ltd.                                    4,000   39,355       0.1%
    Shinoken Group Co., Ltd.                                        500   12,284       0.0%
    Shinsei Bank, Ltd.                                            1,300   21,938       0.0%
    Shiseido Co., Ltd.                                              700   28,873       0.0%
    Shizuoka Bank, Ltd. (The)                                     2,000   19,463       0.0%
    Shizuoka Gas Co., Ltd.                                        2,100   16,408       0.0%
*   Shoko Co., Ltd.                                               5,000    5,157       0.0%
    Showa Corp.                                                     800   10,486       0.0%
    Showa Denko K.K.                                              3,800  127,326       0.1%
    Showa Shell Sekiyu K.K.                                       4,800   56,627       0.1%
    Sintokogio, Ltd.                                              1,500   17,457       0.0%
    SKY Perfect JSAT Holdings, Inc.                               3,500   16,229       0.0%
    SMC Corp.                                                       100   38,256       0.1%
    SMK Corp.                                                     3,000   14,178       0.0%
#   SMS Co., Ltd.                                                   800   24,100       0.0%
#   Sodick Co., Ltd.                                              1,500   20,757       0.0%
    SoftBank Group Corp.                                          1,761  156,064       0.2%
    Sojitz Corp.                                                 13,900   41,950       0.1%
    Sompo Holdings, Inc.                                            900   36,176       0.1%
    Sony Corp.                                                    5,200  217,540       0.2%
    Sony Corp. Sponsored ADR                                        820   35,596       0.1%
    Sony Financial Holdings, Inc.                                 1,400   23,259       0.0%
    Sotetsu Holdings, Inc.                                        1,200   30,960       0.0%
    Square Enix Holdings Co., Ltd.                                  700   28,228       0.0%
    St Marc Holdings Co., Ltd.                                      800   24,174       0.0%
    Stanley Electric Co., Ltd.                                    1,300   47,989       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Start Today Co., Ltd.                                         2,100 $ 57,518       0.1%
    Starts Corp., Inc.                                            1,000   27,121       0.0%
    Subaru Corp.                                                  1,000   34,549       0.1%
    Sumco Corp.                                                   1,100   24,229       0.0%
    Sumitomo Bakelite Co., Ltd.                                   5,000   40,661       0.1%
    Sumitomo Corp.                                                3,800   54,964       0.1%
    Sumitomo Densetsu Co., Ltd.                                   1,300   26,358       0.0%
    Sumitomo Electric Industries, Ltd.                            5,000   85,127       0.1%
    Sumitomo Forestry Co., Ltd.                                   3,600   60,624       0.1%
    Sumitomo Heavy Industries, Ltd.                               1,800   75,626       0.1%
    Sumitomo Metal Mining Co., Ltd.                               1,499   59,138       0.1%
    Sumitomo Mitsui Construction Co., Ltd.                        1,620    9,980       0.0%
    Sumitomo Mitsui Financial Group, Inc.                         4,764  190,859       0.2%
    Sumitomo Osaka Cement Co., Ltd.                              11,000   50,377       0.1%
    Sumitomo Realty & Development Co., Ltd.                       2,000   66,984       0.1%
    Sumitomo Riko Co., Ltd.                                         500    4,856       0.0%
    Sumitomo Rubber Industries, Ltd.                              1,900   36,077       0.1%
    Sumitomo Seika Chemicals Co., Ltd.                              200   10,625       0.0%
    Sumitomo Warehouse Co., Ltd. (The)                            4,000   27,456       0.0%
    Sun Frontier Fudousan Co., Ltd.                               1,200   14,448       0.0%
    Suruga Bank, Ltd.                                               800   18,215       0.0%
    Suzuki Motor Corp.                                            1,400   76,683       0.1%
*   SWCC Showa Holdings Co., Ltd.                                 1,400   13,085       0.0%
    T&D Holdings, Inc.                                            2,400   37,442       0.1%
    Tachi-S Co., Ltd.                                             1,000   18,784       0.0%
    Tadano, Ltd.                                                  2,000   30,481       0.0%
    Taiheiyo Cement Corp.                                         1,900   75,941       0.1%
    Taiho Kogyo Co., Ltd.                                         1,300   19,446       0.0%
    Taikisha, Ltd.                                                  500   14,562       0.0%
    Taisei Corp.                                                    200   11,081       0.0%
    Taiyo Nippon Sanso Corp.                                        900   10,806       0.0%
    Taiyo Yuden Co., Ltd.                                         2,000   34,919       0.1%
#   Takara Leben Co., Ltd.                                        1,100    5,057       0.0%
    Takara Standard Co., Ltd.                                     1,000   17,097       0.0%
    Takasago International Corp.                                    200    6,957       0.0%
    Takashimaya Co., Ltd.                                         5,000   46,005       0.1%
    Takeuchi Manufacturing Co., Ltd.                                900   19,065       0.0%
    Takuma Co., Ltd.                                              4,000   49,208       0.1%
    Tamura Corp.                                                  4,000   27,367       0.0%
    TDK Corp.                                                       900   69,155       0.1%
    TechnoPro Holdings, Inc.                                        600   27,509       0.0%
    Teijin, Ltd.                                                  3,800   80,428       0.1%
    THK Co., Ltd.                                                   900   32,829       0.1%
    TIS, Inc.                                                     1,200   37,344       0.1%
*   Toa Corp.                                                       600   13,040       0.0%
    TOA ROAD Corp.                                                  300   12,339       0.0%
    Toagosei Co., Ltd.                                            2,400   31,126       0.0%
    Tobishima Corp.                                               5,000    7,462       0.0%
    Tobu Railway Co., Ltd.                                          600   17,602       0.0%
    Tochigi Bank, Ltd. (The)                                      4,000   18,231       0.0%
    Toei Co., Ltd.                                                  100   10,849       0.0%
    Toho Bank, Ltd. (The)                                         5,000   19,300       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
JAPAN -- (Continued)
    Toho Gas Co., Ltd.                                              400 $ 11,183       0.0%
    Toho Zinc Co., Ltd.                                             300   14,611       0.0%
    Tohoku Electric Power Co., Inc.                               2,400   31,485       0.0%
    TOKAI Holdings Corp.                                            700    5,597       0.0%
    Tokai Rika Co., Ltd.                                            900   18,943       0.0%
    Tokai Tokyo Financial Holdings, Inc.                          2,600   17,021       0.0%
    Token Corp.                                                     270   32,557       0.0%
    Tokio Marine Holdings, Inc.                                   1,900   81,904       0.1%
#   Tokuyama Corp.                                                1,600   45,403       0.1%
    Tokyo Century Corp.                                           1,300   56,705       0.1%
    Tokyo Dome Corp.                                              1,500   14,085       0.0%
*   Tokyo Electric Power Co. Holdings, Inc.                       6,200   25,449       0.0%
    Tokyo Electron, Ltd.                                            300   52,824       0.1%
    Tokyo Gas Co., Ltd.                                           1,000   24,946       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                                      400   14,628       0.0%
    Tokyo Seimitsu Co., Ltd.                                        700   27,828       0.0%
    Tokyo Tatemono Co., Ltd.                                      1,000   14,028       0.0%
    Tokyo TY Financial Group, Inc.                                  259    6,994       0.0%
    Tokyu Construction Co., Ltd.                                  2,100   18,494       0.0%
    Tokyu Corp.                                                   1,000   15,127       0.0%
    Tokyu Fudosan Holdings Corp.                                  3,900   25,569       0.0%
    TOMONY Holdings, Inc.                                         3,900   18,783       0.0%
    Tomy Co., Ltd.                                                1,400   22,651       0.0%
    Topcon Corp.                                                  1,200   25,372       0.0%
    Toppan Forms Co., Ltd.                                        2,100   21,730       0.0%
    Toppan Printing Co., Ltd.                                     3,000   30,521       0.0%
    Topre Corp.                                                   1,400   41,226       0.1%
    Topy Industries, Ltd.                                           700   23,916       0.0%
    Toray Industries, Inc.                                        6,000   60,730       0.1%
    Toshiba Plant Systems & Services Corp.                          800   13,799       0.0%
    Toshiba TEC Corp.                                             4,000   23,329       0.0%
    Tosoh Corp.                                                   5,000  107,904       0.1%
    TOTO, Ltd.                                                      500   24,487       0.0%
    Towa Bank, Ltd. (The)                                           700    7,433       0.0%
#   Toyo Engineering Corp.                                          800    9,563       0.0%
    Toyo Ink SC Holdings Co., Ltd.                                4,000   23,557       0.0%
    Toyo Seikan Group Holdings, Ltd.                              1,800   31,838       0.0%
    Toyo Suisan Kaisha, Ltd.                                        200    7,694       0.0%
    Toyo Tire & Rubber Co., Ltd.                                  2,000   45,253       0.1%
    Toyobo Co., Ltd.                                              1,900   36,599       0.1%
    Toyoda Gosei Co., Ltd.                                        1,600   39,123       0.1%
    Toyota Boshoku Corp.                                          1,100   22,151       0.0%
    Toyota Industries Corp.                                         400   24,621       0.0%
    Toyota Motor Corp.                                           10,906  676,456       0.7%
    Toyota Motor Corp. Sponsored ADR                              3,466  429,784       0.5%
    Toyota Tsusho Corp.                                           2,600   94,563       0.1%
    Trancom Co., Ltd.                                               300   18,228       0.0%
    Trend Micro, Inc.                                               500   26,812       0.0%
    Trusco Nakayama Corp.                                           600   15,351       0.0%
    TS Tech Co., Ltd.                                               400   14,326       0.0%
    Tsubakimoto Chain Co.                                         3,000   25,854       0.0%
    Tsukuba Bank, Ltd.                                            2,900   10,727       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                                 SHARES   VALUE++   OF NET ASSETS**
                                                                 ------ ----------- ---------------
JAPAN -- (Continued)
    UACJ Corp.                                                      311 $     9,182       0.0%
    Ube Industries, Ltd.                                          2,900      89,088       0.1%
    Ulvac, Inc.                                                   1,300      92,097       0.1%
    Unicharm Corp.                                                  800      18,205       0.0%
    Union Tool Co.                                                  200       6,466       0.0%
    Unipres Corp.                                                 1,100      29,700       0.0%
    United Arrows, Ltd.                                             500      18,740       0.0%
    Unizo Holdings Co., Ltd.                                        500      13,302       0.0%
    Ushio, Inc.                                                   1,700      23,597       0.0%
    USS Co., Ltd.                                                   800      16,172       0.0%
    Valor Holdings Co., Ltd.                                        500      11,371       0.0%
#   VT Holdings Co., Ltd.                                         3,900      21,230       0.0%
    Wacoal Holdings Corp.                                         1,000      28,583       0.0%
    Wakita & Co., Ltd.                                            1,000      12,302       0.0%
    West Holdings Corp.                                           1,800      11,822       0.0%
    West Japan Railway Co.                                          500      35,258       0.1%
    Xebio Holdings Co., Ltd.                                        700      13,400       0.0%
#   Yahoo Japan Corp.                                             5,300      23,696       0.0%
#   Yamada Denki Co., Ltd.                                        4,068      21,639       0.0%
#   Yamagata Bank, Ltd. (The)                                       800      18,842       0.0%
    Yamaguchi Financial Group, Inc.                               2,000      24,226       0.0%
    Yamaha Corp.                                                    600      23,575       0.0%
    Yamaha Motor Co., Ltd.                                        1,300      39,016       0.1%
    Yamanashi Chuo Bank, Ltd. (The)                               4,000      17,815       0.0%
    Yamato Kogyo Co., Ltd.                                          900      24,074       0.0%
    Yamazaki Baking Co., Ltd.                                     1,400      25,200       0.0%
    Yamazen Corp.                                                   200       2,287       0.0%
    Yaoko Co., Ltd.                                                 400      19,633       0.0%
#   Yaskawa Electric Corp.                                        1,900      68,078       0.1%
    Yellow Hat, Ltd.                                                100       3,068       0.0%
    Yodogawa Steel Works, Ltd.                                      700      20,503       0.0%
    Yokogawa Bridge Holdings Corp.                                  300       6,398       0.0%
    Yokogawa Electric Corp.                                       1,600      30,394       0.0%
    Yokohama Rubber Co., Ltd. (The)                               2,500      56,205       0.1%
    Yorozu Corp.                                                    700      14,242       0.0%
    Zensho Holdings Co., Ltd.                                     1,300      24,095       0.0%
    Zeon Corp.                                                    4,000      53,255       0.1%
                                                                        -----------      ----
TOTAL JAPAN                                                              23,680,241      24.4%
                                                                        -----------      ----
NETHERLANDS -- (2.6%)
    Aalberts Industries NV                                        2,548     125,644       0.1%
    ABN AMRO Group NV                                               537      16,585       0.0%
    Accell Group                                                    533      16,278       0.0%
    Aegon NV                                                     10,950      64,647       0.1%
    Akzo Nobel NV                                                 2,821     254,682       0.3%
#*  Altice NV Class A                                               860      16,218       0.0%
*   Altice NV Class B                                               606      11,426       0.0%
    AMG Advanced Metallurgical Group NV                           1,751      83,803       0.1%
    Amsterdam Commodities NV                                        391      10,968       0.0%
    APERAM SA                                                       865      46,513       0.0%
    Arcadis NV                                                    1,720      39,759       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
NETHERLANDS -- (Continued)
*   ArcelorMittal                                                 4,052 $  115,897       0.1%
    ASM International NV                                            727     48,719       0.1%
    ASML Holding NV(B929F46)                                        504     90,954       0.1%
    ASML Holding NV(B908F01)                                        154     27,835       0.0%
    BE Semiconductor Industries NV                                  935     73,474       0.1%
#   BinckBank NV                                                  1,231      6,274       0.0%
    Boskalis Westminster                                          1,543     55,157       0.1%
#   Brunel International NV                                         272      4,624       0.0%
    Coca-Cola European Partners P.L.C.                            1,260     51,684       0.1%
    Corbion NV                                                      916     30,606       0.0%
*   Fugro NV                                                      1,470     18,949       0.0%
    Gemalto NV                                                      965     38,196       0.0%
    ING Groep NV                                                 10,649    196,788       0.2%
    KAS Bank NV                                                      70        812       0.0%
    Kendrion NV                                                     337     14,736       0.0%
    Koninklijke Ahold Delhaize NV                                 2,930     55,131       0.1%
    Koninklijke Ahold Delhaize NV Sponsored ADR                   5,225     98,277       0.1%
    Koninklijke BAM Groep NV                                      4,155     23,471       0.0%
    Koninklijke KPN NV                                           25,735     88,551       0.1%
    Koninklijke Vopak NV                                          1,111     48,088       0.1%
    Nederland Apparatenfabriek                                      226     10,544       0.0%
    NN Group NV                                                   2,566    107,458       0.1%
#*  OCI NV                                                          950     22,537       0.0%
    PostNL NV                                                     9,281     39,556       0.0%
    Randstad Holding NV                                             921     56,662       0.1%
    Refresco Group NV                                               218      5,040       0.0%
    RELX NV                                                       3,695     83,421       0.1%
    RELX NV Sponsored ADR                                         2,928     66,181       0.1%
    SBM Offshore NV                                               2,531     45,169       0.0%
    Sligro Food Group NV                                            627     28,201       0.0%
*   Telegraaf Media Groep NV                                        853      5,665       0.0%
    TKH Group NV                                                    877     59,057       0.1%
*   TomTom NV                                                     1,851     21,088       0.0%
#   Unilever NV(B12T3J1)                                            907     52,688       0.1%
#   Unilever NV(904784709)                                        2,329    134,989       0.1%
    Van Lanschot Kempen NV                                          441     13,382       0.0%
    Wessanen                                                      2,763     52,478       0.1%
    Wolters Kluwer NV                                             1,867     91,506       0.1%
                                                                        ----------       ---
TOTAL NETHERLANDS                                                        2,670,368       2.7%
                                                                        ----------       ---
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.                                             8,890     52,780       0.1%
    Air New Zealand, Ltd.                                        11,327     25,589       0.0%
    Auckland International Airport, Ltd.                          3,615     15,406       0.0%
    Chorus, Ltd.                                                 10,565     29,034       0.1%
    Contact Energy, Ltd.                                          7,971     31,372       0.1%
    Fletcher Building, Ltd.(6341606)                              4,961     25,024       0.0%
    Fletcher Building, Ltd.(6341617)                                913      4,550       0.0%
    Heartland Bank, Ltd.                                         16,674     21,678       0.0%
    Infratil, Ltd.                                                5,431     11,950       0.0%
    Kathmandu Holdings, Ltd.                                      4,918      8,083       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
NEW ZEALAND -- (Continued)
    Mainfreight, Ltd.                                             1,051 $ 17,593       0.0%
    Mercury NZ, Ltd.                                              5,353   12,051       0.0%
#   Meridian Energy, Ltd.                                           756    1,475       0.0%
*   New Zealand Oil & Gas, Ltd.                                     292      145       0.0%
    New Zealand Refining Co., Ltd. (The)                          4,103    7,076       0.0%
    NZME, Ltd.                                                    1,604    1,008       0.0%
#   Port of Tauranga, Ltd.                                        1,808    5,660       0.0%
    SKY Network Television, Ltd.                                  3,260    5,580       0.0%
    Spark New Zealand, Ltd.                                      18,634   46,949       0.1%
    Tilt Renewables, Ltd.                                         2,795    3,730       0.0%
    Trade Me Group, Ltd.                                          2,088    6,448       0.0%
    Trustpower, Ltd.                                              2,795   11,129       0.0%
*   Xero, Ltd.                                                        3       71       0.0%
    Z Energy, Ltd.                                                2,047   10,324       0.0%
                                                                        --------       ---
TOTAL NEW ZEALAND                                                        354,705       0.4%
                                                                        --------       ---
NORWAY -- (0.8%)
*   Akastor ASA                                                   1,805    4,164       0.0%
    Aker ASA Class A                                                302   13,683       0.0%
    Aker BP ASA                                                     799   18,406       0.0%
*   Aker Solutions ASA                                              784    4,311       0.0%
    Atea ASA                                                        726    9,159       0.0%
    Austevoll Seafood ASA                                         2,794   27,966       0.0%
    Bakkafrost P/F                                                  470   21,001       0.0%
    Bonheur ASA                                                     128    1,296       0.0%
#*  BW LPG, Ltd.                                                  1,956    7,353       0.0%
*   BW Offshore, Ltd.                                             2,050    6,735       0.0%
    DNB ASA                                                       3,266   63,032       0.1%
*   DNO ASA                                                       3,689    4,482       0.0%
    Ekornes ASA                                                     300    4,208       0.0%
#*  Fred Olsen Energy ASA                                           566    1,559       0.0%
#   Frontline, Ltd.                                                 727    4,447       0.0%
    Gjensidige Forsikring ASA                                       752   14,152       0.0%
    Grieg Seafood ASA                                             1,850   17,566       0.0%
*   Kongsberg Automotive ASA                                     28,148   33,129       0.1%
*   Kvaerner ASA                                                  6,566   12,564       0.0%
    Leroy Seafood Group ASA                                       4,490   26,964       0.0%
    Marine Harvest ASA                                            2,483   48,491       0.1%
#*  Nordic Semiconductor ASA                                      3,571   17,905       0.0%
    Norsk Hydro ASA                                               2,206   17,071       0.0%
#   Ocean Yield ASA                                               1,311   11,687       0.0%
    Opera Software ASA                                            2,677    7,670       0.0%
#   Orkla ASA                                                       943    9,237       0.0%
#*  Petroleum Geo-Services ASA                                    6,042    9,939       0.0%
#*  Prosafe SE                                                      108      218       0.0%
#   Protector Forsikring ASA                                      1,652   18,003       0.0%
    Salmar ASA                                                      616   18,366       0.0%
*   Sevan Marine ASA                                                744    1,203       0.0%
    SpareBank 1 SR-Bank ASA                                       3,295   36,496       0.1%
#   Statoil ASA                                                   4,147   84,257       0.1%
    Statoil ASA Sponsored ADR                                     3,231   65,622       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
NORWAY -- (Continued)
    Stolt-Nielsen, Ltd.                                              218 $  3,072       0.0%
    Storebrand ASA                                                 3,978   34,071       0.1%
#   Subsea 7 SA                                                    2,853   48,094       0.1%
#   Telenor ASA                                                      923   19,599       0.0%
    TGS NOPEC Geophysical Co. ASA                                  1,477   33,957       0.1%
    Tomra Systems ASA                                              2,200   30,713       0.0%
    Veidekke ASA                                                   1,440   16,135       0.0%
    Wilh Wilhelmsen Holding ASA Class A                              523   15,320       0.0%
    Yara International ASA                                           602   28,591       0.0%
                                                                         --------       ---
TOTAL NORWAY                                                              871,894       0.9%
                                                                         --------       ---
PORTUGAL -- (0.4%)
    Altri SGPS SA                                                  4,909   31,360       0.0%
#*  Banco Comercial Portugues SA Class R                         168,593   50,381       0.1%
    CTT-Correios de Portugal SA                                    1,806   10,633       0.0%
    EDP Renovaveis SA                                              4,715   38,986       0.1%
    Galp Energia SGPS SA                                           4,613   85,765       0.1%
    Jeronimo Martins SGPS SA                                       2,262   41,099       0.1%
    Mota-Engil SGPS SA                                             2,737   10,992       0.0%
    Navigator Co. SA (The)                                         5,658   28,855       0.0%
    NOS SGPS SA                                                    3,274   19,618       0.0%
#   REN - Redes Energeticas Nacionais SGPS SA                      3,580   11,368       0.0%
    Semapa-Sociedade de Investimento e Gestao                        519   10,374       0.0%
    Sonae SGPS SA                                                 13,955   16,707       0.0%
                                                                         --------       ---
TOTAL PORTUGAL                                                            356,138       0.4%
                                                                         --------       ---
SINGAPORE -- (1.0%)
    Accordia Golf Trust                                           12,600    6,933       0.0%
    Boustead Projects, Ltd.                                        4,800    3,060       0.0%
    Boustead Singapore, Ltd.                                      16,000   10,579       0.0%
    CapitaLand, Ltd.                                              14,000   37,702       0.1%
    ComfortDelGro Corp., Ltd.                                     20,000   29,649       0.0%
*   COSCO Shipping International Singapore Co., Ltd.              14,000    2,982       0.0%
    CSE Global, Ltd.                                              19,000    5,232       0.0%
    CWT, Ltd.                                                      9,000   15,370       0.0%
    DBS Group Holdings, Ltd.                                       5,104   85,229       0.1%
    Delfi, Ltd.                                                    3,000    3,258       0.0%
*   Ezion Holdings, Ltd.                                          31,824    4,599       0.0%
#*  Ezra Holdings, Ltd.                                          104,356    4,227       0.0%
    First Resources, Ltd.                                         12,000   17,347       0.0%
    Golden Agri-Resources, Ltd.                                   88,300   25,592       0.0%
    Hutchison Port Holdings Trust                                 90,600   38,959       0.1%
    Hyflux, Ltd.                                                  14,000    5,033       0.0%
    Indofood Agri Resources, Ltd.                                  6,000    1,978       0.0%
    Keppel Corp., Ltd.                                             6,300   34,677       0.1%
    Keppel Infrastructure Trust                                   18,264    7,436       0.0%
    M1, Ltd.                                                       7,000    9,244       0.0%
*   Midas Holdings, Ltd.                                          30,000    4,626       0.0%
*   Noble Group, Ltd.                                              7,000    1,470       0.0%
    Olam International, Ltd.                                       8,400   14,485       0.0%
    OUE, Ltd.                                                      5,000    7,556       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SINGAPORE -- (Continued)
    Oversea-Chinese Banking Corp., Ltd.                          12,027 $  105,039       0.1%
*   Raffles Education Corp., Ltd.                                 6,127      1,504       0.0%
    SATS, Ltd.                                                    6,278     21,655       0.0%
    SembCorp Industries, Ltd.                                    15,400     37,298       0.1%
    SIIC Environment Holdings, Ltd.                              33,700     13,106       0.0%
    Sinarmas Land, Ltd.                                          33,000     10,283       0.0%
    Singapore Airlines, Ltd.                                      5,200     39,189       0.1%
    Singapore Exchange, Ltd.                                      6,000     33,766       0.1%
    Singapore Post, Ltd.                                         14,000     13,198       0.0%
    Singapore Press Holdings, Ltd.                                6,000     11,882       0.0%
    Singapore Technologies Engineering, Ltd.                      9,000     22,977       0.0%
    Singapore Telecommunications, Ltd.                           22,000     60,543       0.1%
    Stamford Land Corp., Ltd.                                     9,000      3,400       0.0%
    StarHub, Ltd.                                                 4,400      8,492       0.0%
*   Swiber Holdings, Ltd.                                         2,249         34       0.0%
*   Tat Hong Holdings, Ltd.                                      10,000      3,410       0.0%
    United Engineers, Ltd.                                       12,000     23,247       0.0%
    United Industrial Corp., Ltd.                                 4,900     11,837       0.0%
    United Overseas Bank, Ltd.                                    6,529    117,951       0.1%
    UOL Group, Ltd.                                               4,389     29,106       0.0%
    Venture Corp., Ltd.                                           4,700     67,185       0.1%
    Wheelock Properties Singapore, Ltd.                          12,700     18,637       0.0%
    Wilmar International, Ltd.                                    8,800     21,898       0.0%
    Wing Tai Holdings, Ltd.                                      10,000     17,605       0.0%
    Yeo Hiap Seng, Ltd.                                           1,767      1,635       0.0%
                                                                        ----------       ---
TOTAL SINGAPORE                                                          1,072,100       1.1%
                                                                        ----------       ---
SPAIN -- (2.7%)
    Abertis Infraestructuras SA                                   2,140     46,285       0.1%
    Acciona SA                                                      648     53,657       0.1%
    Acerinox SA                                                   3,789     54,436       0.1%
    ACS Actividades de Construccion y Servicios SA                1,350     53,204       0.1%
    Aena SME SA                                                      20      3,669       0.0%
    Amadeus IT Group SA                                           1,683    114,190       0.1%
    Applus Services SA                                            1,626     22,737       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA                 1,085     11,149       0.0%
    Banco Bilbao Vizcaya Argentaria SA                            9,018     78,858       0.1%
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR             16,378    143,142       0.2%
    Banco de Sabadell SA                                         59,030    118,191       0.1%
    Banco Santander SA                                           35,532    240,880       0.3%
    Banco Santander SA Sponsored ADR                             26,470    178,411       0.2%
    Bankia SA                                                     2,115     10,093       0.0%
    Bankinter SA                                                  3,572     33,708       0.0%
    Bolsas y Mercados Espanoles SHMSF SA                          1,498     51,455       0.1%
    CaixaBank SA                                                 12,876     60,241       0.1%
    Cellnex Telecom SA                                            1,335     33,137       0.0%
    Cie Automotive SA                                               590     17,533       0.0%
    Construcciones y Auxiliar de Ferrocarriles SA                   520     21,413       0.0%
    Distribuidora Internacional de Alimentacion SA                8,452     41,339       0.0%
#*  Duro Felguera SA                                              2,644      1,632       0.0%
    Ebro Foods SA                                                   994     23,909       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SPAIN -- (Continued)
    Elecnor SA                                                      157 $    2,219       0.0%
    Enagas SA                                                     2,634     75,869       0.1%
    Ence Energia y Celulosa SA                                    3,405     19,752       0.0%
    Endesa SA                                                     1,354     30,991       0.0%
    Euskaltel SA                                                    433      3,467       0.0%
    Ferrovial SA                                                  1,621     35,206       0.0%
    Gas Natural SDG SA                                            3,433     73,458       0.1%
    Grupo Catalana Occidente SA                                     923     38,852       0.0%
    Iberdrola SA                                                 32,770    264,815       0.3%
*   Indra Sistemas SA                                             1,150     16,525       0.0%
    Industria de Diseno Textil SA                                 1,738     64,963       0.1%
    Mapfre SA                                                    19,733     64,537       0.1%
    Mediaset Espana Comunicacion SA                               4,163     45,248       0.1%
    Melia Hotels International SA                                   953     13,036       0.0%
    Miquel y Costas & Miquel SA                                     303     10,979       0.0%
*   Obrascon Huarte Lain SA                                       2,259     12,668       0.0%
*   Promotora de Informaciones SA Class A                           966      3,420       0.0%
    Prosegur Cia de Seguridad SA                                  3,225     24,611       0.0%
    Red Electrica Corp. SA                                        2,668     59,076       0.1%
    Repsol SA                                                     6,065    113,653       0.1%
    Repsol SA Sponsored ADR                                       2,032     38,199       0.0%
*   Sacyr SA                                                      7,623     19,586       0.0%
    Tecnicas Reunidas SA                                            630     20,284       0.0%
    Telefonica SA                                                 6,588     69,078       0.1%
    Telefonica SA Sponsored ADR                                  12,139    126,367       0.1%
    Vidrala SA                                                      390     35,223       0.0%
    Viscofan SA                                                     735     44,491       0.1%
    Zardoya Otis SA                                               3,054     33,078       0.0%
                                                                        ----------       ---
TOTAL SPAIN                                                              2,772,920       2.9%
                                                                        ----------       ---
SWEDEN -- (2.9%)
    AAK AB                                                          685     55,360       0.1%
    AF AB Class B                                                 1,570     32,345       0.0%
    Alfa Laval AB                                                 2,007     50,827       0.1%
    Assa Abloy AB Class B                                         2,063     43,494       0.1%
    Atlas Copco AB Class A                                        1,384     60,690       0.1%
#   Atlas Copco AB Class B                                          777     30,845       0.0%
    Avanza Bank Holding AB                                          446     16,811       0.0%
    Axfood AB                                                     1,400     25,315       0.0%
    Beijer Alma AB                                                  381     12,289       0.0%
    Bergman & Beving AB                                             600      6,826       0.0%
    Bilia AB Class A                                              3,116     27,920       0.0%
    BillerudKorsnas AB                                            4,342     74,730       0.1%
    Boliden AB                                                    4,049    141,682       0.2%
    Bonava AB Class B                                             1,600     23,301       0.0%
    Bure Equity AB                                                  991     12,249       0.0%
#   Byggmax Group AB                                              1,675     11,401       0.0%
    Castellum AB                                                  2,615     41,961       0.1%
    Clas Ohlson AB Class B                                          566      9,785       0.0%
    Cloetta AB Class B                                            2,007      6,787       0.0%
    Com Hem Holding AB                                            4,412     66,233       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                                 SHARES VALUE++ OF NET ASSETS**
                                                                 ------ ------- ---------------
SWEDEN -- (Continued)
    Concentric AB                                                1,052  $17,666       0.0%
    Dios Fastigheter AB                                          1,958   12,865       0.0%
    Duni AB                                                        892   13,290       0.0%
#   Dustin Group AB                                              1,281   11,475       0.0%
    Electrolux AB Series B                                       1,570   55,494       0.1%
*   Essity AB Class B                                            1,454   43,459       0.1%
    Fabege AB                                                      643   13,577       0.0%
*   Fastighets AB Balder Class B                                   476   12,391       0.0%
#*  Fingerprint Cards AB Class B                                   985    2,435       0.0%
    Granges AB                                                     741    7,679       0.0%
*   Haldex AB                                                    2,000   22,224       0.0%
    Hemfosa Fastigheter AB                                       2,030   24,664       0.0%
#   Hennes & Mauritz AB Class B                                  1,312   32,925       0.0%
    Hexagon AB Class B                                             547   28,047       0.0%
    Hexpol AB                                                    4,840   48,953       0.1%
    HIQ International AB                                         1,637   11,732       0.0%
    Holmen AB Class B                                              535   26,295       0.0%
    Husqvarna AB Class B                                         2,318   22,645       0.0%
    ICA Gruppen AB                                                 746   27,512       0.0%
    Indutrade AB                                                 2,102   58,289       0.1%
#   Intrum Justitia AB                                             841   29,471       0.0%
    Inwido AB                                                      856    9,431       0.0%
    JM AB                                                        1,200   31,663       0.0%
    KappAhl AB                                                   3,182   23,171       0.0%
    Klovern AB Class B                                           9,144   12,311       0.0%
    KNOW IT AB                                                     721   13,171       0.0%
    Lindab International AB                                      1,863   15,356       0.0%
    Loomis AB Class B                                            1,303   52,279       0.1%
*   Lundin Petroleum AB                                          1,699   39,969       0.1%
#   Mekonomen AB                                                   827   16,697       0.0%
    Millicom International Cellular SA                             674   43,102       0.1%
    Modern Times Group MTG AB Class B                              763   29,106       0.0%
*   Momentum Group AB Class B                                      600    7,381       0.0%
    NCC AB Class B                                               1,600   34,521       0.0%
    NetEnt AB                                                    1,506   11,935       0.0%
    New Wave Group AB Class B                                    1,962   13,007       0.0%
    Nibe Industrier AB Class B                                   2,924   29,239       0.0%
    Nobia AB                                                     4,200   34,453       0.0%
    Nordea Bank AB                                               7,848   94,841       0.1%
    Oriflame Holding AG                                            539   19,418       0.0%
    Pandox AB                                                      625   11,392       0.0%
    Peab AB                                                      4,058   39,379       0.1%
    Ratos AB Class B                                             5,280   25,343       0.0%
    Saab AB Class B                                                657   33,565       0.0%
    Sandvik AB                                                   2,872   52,424       0.1%
*   SAS AB                                                       1,855    5,739       0.0%
    Scandi Standard AB                                           1,287    9,102       0.0%
    Securitas AB Class B                                         3,673   64,446       0.1%
    Skandinaviska Enskilda Banken AB Class A                     4,651   57,317       0.1%
    Skanska AB Class B                                             951   20,854       0.0%
    SKF AB Class A                                                 582   13,536       0.0%
    SKF AB Class B                                               2,766   64,279       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWEDEN -- (Continued)
    SkiStar AB                                                      883 $   19,300       0.0%
*   SSAB AB Class A                                               2,889     14,183       0.0%
*   SSAB AB Class B(BPRBWM6)                                      3,408     13,728       0.0%
*   SSAB AB Class B(B17H3F6)                                      3,972     16,012       0.0%
    Svenska Cellulosa AB SCA Class B                              5,197     48,800       0.1%
    Svenska Handelsbanken AB Class A                              3,800     54,463       0.1%
    Sweco AB Class B                                                833     17,813       0.0%
    Swedbank AB Class A                                           2,231     55,368       0.1%
    Systemair AB                                                    603      9,120       0.0%
    Tele2 AB Class B                                              4,251     54,072       0.1%
    Telefonaktiebolaget LM Ericsson Class B                       7,036     44,278       0.1%
    Telefonaktiebolaget LM Ericsson Sponsored ADR                 5,201     32,506       0.0%
    Telia Co. AB                                                 25,204    116,656       0.1%
    Thule Group AB                                                  798     17,849       0.0%
    Trelleborg AB Class B                                         1,366     33,827       0.0%
    Volvo AB Class A                                              1,258     24,916       0.0%
    Volvo AB Class B                                              8,211    162,629       0.2%
    Wihlborgs Fastigheter AB                                        494     11,729       0.0%
                                                                        ----------       ---
TOTAL SWEDEN                                                             2,949,615       3.0%
                                                                        ----------       ---
SWITZERLAND -- (4.8%)
    ABB, Ltd.                                                     2,205     57,584       0.1%
#   ABB, Ltd. Sponsored ADR                                       4,791    125,189       0.1%
    Adecco Group AG                                               1,762    139,792       0.2%
    Allreal Holding AG                                              211     35,266       0.0%
    ALSO Holding AG                                                  82     11,100       0.0%
    ams AG                                                          520     47,443       0.1%
    APG SGA SA                                                       44     17,825       0.0%
*   Arbonia AG                                                    1,332     23,302       0.0%
#   Aryzta AG                                                       811     25,749       0.0%
    Ascom Holding AG                                              1,349     30,881       0.0%
    Autoneum Holding AG                                             124     33,498       0.0%
    Baloise Holding AG                                              631     99,482       0.1%
    Bank Cler AG                                                     87      3,689       0.0%
    Banque Cantonale Vaudoise                                        49     35,233       0.0%
    Barry Callebaut AG                                               34     53,126       0.1%
    Belimo Holding AG                                                 7     30,035       0.0%
    Bell Food Group AG                                               20      8,636       0.0%
#   Berner Kantonalbank AG                                          107     19,310       0.0%
    BKW AG                                                          158      9,235       0.0%
    Bobst Group SA                                                  277     29,610       0.0%
    Bossard Holding AG Class A                                       88     20,800       0.0%
    Bucher Industries AG                                            173     67,690       0.1%
    Burckhardt Compression Holding AG                                52     15,491       0.0%
    Burkhalter Holding AG                                           152     18,208       0.0%
    Cembra Money Bank AG                                            458     41,030       0.1%
    Cie Financiere Richemont SA                                     348     32,081       0.0%
    Clariant AG                                                   4,658    117,195       0.1%
    Conzzeta AG                                                       9      8,841       0.0%
    Credit Suisse Group AG                                        7,607    119,877       0.1%
    Daetwyler Holding AG                                            119     19,955       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
SWITZERLAND -- (Continued)
    DKSH Holding AG                                                628  $ 52,684       0.1%
    dormakaba Holding AG                                            37    36,622       0.1%
*   Dufry AG                                                       469    69,810       0.1%
    EFG International AG                                         1,159    10,606       0.0%
    Emmi AG                                                         98    61,182       0.1%
    Energiedienst Holding AG                                       604    15,651       0.0%
    Flughafen Zurich AG                                            408    88,730       0.1%
    Forbo Holding AG                                                27    40,823       0.1%
    GAM Holding AG                                               2,686    41,867       0.1%
    Geberit AG                                                     140    63,385       0.1%
    Georg Fischer AG                                                84   103,494       0.1%
    Givaudan SA                                                     34    75,932       0.1%
    Gurit Holding AG                                                16    18,399       0.0%
    Helvetia Holding AG                                             93    49,995       0.1%
    Hiag Immobilien Holding AG                                     109    12,623       0.0%
#   HOCHDORF Holding AG                                             20     5,557       0.0%
    Huber & Suhner AG                                              335    18,140       0.0%
    Implenia AG                                                    444    28,045       0.0%
    Inficon Holding AG                                              39    24,223       0.0%
    Interroll Holding AG                                            14    20,013       0.0%
    Intershop Holding AG                                             2       982       0.0%
    Julius Baer Group, Ltd.                                        993    58,734       0.1%
    Kardex AG                                                      238    28,338       0.0%
    Komax Holding AG                                                24     6,870       0.0%
#   Kudelski SA                                                  1,531    18,799       0.0%
    Kuehne + Nagel International AG                                283    49,445       0.1%
    LafargeHolcim, Ltd.                                          1,193    67,363       0.1%
    LEM Holding SA                                                   9    11,777       0.0%
    Liechtensteinische Landesbank AG                                96     4,787       0.0%
    Logitech International SA                                    2,432    86,967       0.1%
    Luzerner Kantonalbank AG                                        41    18,466       0.0%
    Metall Zug AG Class B                                            7    26,890       0.0%
#*  Meyer Burger Technology AG                                   1,488     2,774       0.0%
    Mobimo Holding AG                                               91    22,995       0.0%
    Nestle SA                                                    9,241   777,524       0.8%
#   OC Oerlikon Corp. AG                                         3,349    53,728       0.1%
*   Orascom Development Holding AG                                 516     6,197       0.0%
#   Orell Fuessli Holding AG                                        31     3,829       0.0%
    Orior AG                                                       137    10,715       0.0%
#   Panalpina Welttransport Holding AG                             238    32,707       0.0%
    Partners Group Holding AG                                      160   107,614       0.1%
    PSP Swiss Property AG                                          323    28,430       0.0%
    Rieter Holding AG                                               89    20,812       0.0%
    Romande Energie Holding SA                                       7     7,936       0.0%
    Schindler Holding AG                                           128    28,269       0.0%
*   Schmolz + Bickenbach AG                                      7,007     6,463       0.0%
    Schweiter Technologies AG                                       17    20,718       0.0%
    SFS Group AG                                                   192    22,759       0.0%
    SGS SA                                                          15    37,043       0.1%
    Sika AG                                                         15   111,022       0.1%
    St Galler Kantonalbank AG                                       45    20,318       0.0%
    Sulzer AG                                                      379    48,553       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                                 SHARES  VALUE++   OF NET ASSETS**
                                                                 ------ ---------- ---------------
SWITZERLAND -- (Continued)
    Sunrise Communications Group AG                                 648 $   53,907       0.1%
    Swatch Group AG (The)(7184725)                                  157     61,535       0.1%
    Swatch Group AG (The)(7184736)                                  471     35,502       0.0%
    Swiss Life Holding AG                                           219     76,118       0.1%
    Swiss Prime Site AG                                             330     28,179       0.0%
    Swiss Re AG                                                   1,079    101,545       0.1%
    Swisscom AG                                                     133     67,195       0.1%
    Swissquote Group Holding SA                                     293     10,178       0.0%
    Temenos Group AG                                                848     97,920       0.1%
    u-blox Holding AG                                               187     36,716       0.1%
*   UBS Group AG                                                 12,592    214,190       0.2%
    Valiant Holding AG                                              314     32,323       0.0%
    Valora Holding AG                                                83     26,599       0.0%
#   Vaudoise Assurances Holding SA                                   16      8,479       0.0%
    Vetropack Holding AG                                              1      1,902       0.0%
#*  Von Roll Holding AG                                           3,134      4,687       0.0%
    Vontobel Holding AG                                             667     41,507       0.1%
    VP Bank AG                                                       83     11,402       0.0%
#   Zehnder Group AG                                                304     11,153       0.0%
#   Zug Estates Holding AG Class B                                    2      3,520       0.0%
    Zurich Insurance Group AG                                       479    146,174       0.2%
                                                                        ----------       ---
TOTAL SWITZERLAND                                                        4,955,489       5.1%
                                                                        ----------       ---
UNITED KINGDOM -- (15.0%)
    3i Group P.L.C.                                              10,047    128,221       0.1%
    A.G. Barr P.L.C.                                                281      2,329       0.0%
    Acacia Mining P.L.C.                                          3,666      8,779       0.0%
    Admiral Group P.L.C.                                          1,927     49,227       0.1%
    Aggreko P.L.C.                                                5,691     70,825       0.1%
    Anglo American P.L.C.                                        11,187    211,021       0.2%
    Anglo Pacific Group P.L.C.                                    3,296      5,896       0.0%
    Antofagasta P.L.C.                                            3,458     43,825       0.1%
    Ashmore Group P.L.C.                                         10,342     52,878       0.1%
    Ashtead Group P.L.C.                                          6,926    178,410       0.2%
    Associated British Foods P.L.C.                               1,421     62,892       0.1%
    Auto Trader Group P.L.C.                                      6,572     29,885       0.0%
    AVEVA Group P.L.C.                                              701     23,485       0.0%
    Aviva P.L.C.                                                 19,353    129,830       0.1%
    B&M European Value Retail SA                                 12,292     64,860       0.1%
    Babcock International Group P.L.C.                            8,695     93,755       0.1%
    BAE Systems P.L.C.                                           15,206    119,783       0.1%
    Balfour Beatty P.L.C.                                         1,823      6,632       0.0%
    Barclays P.L.C.                                               7,241     17,869       0.0%
    Barclays P.L.C. Sponsored ADR                                11,800    116,112       0.1%
    Barratt Developments P.L.C.                                   5,922     51,491       0.1%
    BBA Aviation P.L.C.                                          15,420     65,143       0.1%
    Beazley P.L.C.                                               12,746     85,503       0.1%
    Bellway P.L.C.                                                2,547    123,493       0.1%
    Berkeley Group Holdings P.L.C.                                2,385    118,512       0.1%
    BGEO Group P.L.C.                                               560     26,445       0.0%
    BHP Billiton P.L.C.                                           3,981     72,079       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
UNITED KINGDOM -- (Continued)
    BHP Billiton P.L.C. ADR                                       7,196 $261,359       0.3%
    Bodycote P.L.C.                                               4,401   54,739       0.1%
    Booker Group P.L.C.                                          14,954   39,952       0.0%
    Bovis Homes Group P.L.C.                                      3,407   53,225       0.1%
    BP P.L.C.                                                     1,706   11,571       0.0%
#   BP P.L.C. Sponsored ADR                                      10,887  442,768       0.5%
    Brewin Dolphin Holdings P.L.C.                                8,248   38,719       0.0%
    Britvic P.L.C.                                                5,064   50,901       0.1%
    BT Group P.L.C.                                               6,102   21,025       0.0%
#   BT Group P.L.C. Sponsored ADR                                 4,610   80,721       0.1%
    Bunzl P.L.C.                                                  1,565   48,751       0.1%
    Burberry Group P.L.C.                                         3,063   77,364       0.1%
*   Cairn Energy P.L.C.                                           6,771   19,014       0.0%
    Capita P.L.C.                                                 3,947   27,487       0.0%
    Capital & Counties Properties P.L.C.                          3,114   11,012       0.0%
    Card Factory P.L.C.                                           1,725    7,194       0.0%
#   Carillion P.L.C.                                             11,571    6,987       0.0%
    Carnival P.L.C.                                                 197   12,988       0.0%
    Carnival P.L.C. ADR                                             739   49,321       0.1%
    Centamin P.L.C.                                              14,671   27,152       0.0%
    Centrica P.L.C.                                              42,830   96,589       0.1%
    Chemring Group P.L.C.                                         6,635   15,199       0.0%
    Chesnara P.L.C.                                               4,020   20,553       0.0%
    Cineworld Group P.L.C.                                        6,417   56,617       0.1%
    Clarkson P.L.C.                                                 149    5,808       0.0%
    Close Brothers Group P.L.C.                                   2,370   43,710       0.1%
*   Cobham P.L.C.                                                41,724   77,008       0.1%
    Coca-Cola HBC AG                                              1,377   46,539       0.1%
    Compass Group P.L.C.                                          3,990   87,598       0.1%
    Computacenter P.L.C.                                          2,604   34,405       0.0%
    Connect Group P.L.C.                                          3,718    5,444       0.0%
    Cranswick P.L.C.                                                855   34,975       0.0%
    Crest Nicholson Holdings P.L.C.                               2,618   19,700       0.0%
    Croda International P.L.C.                                    1,349   74,957       0.1%
    Daily Mail & General Trust P.L.C.                             2,784   25,640       0.0%
    Dairy Crest Group P.L.C.                                      3,431   27,661       0.0%
    DCC P.L.C.                                                    1,074  101,851       0.1%
    De La Rue P.L.C.                                              2,442   22,692       0.0%
    Debenhams P.L.C.                                             22,081   12,829       0.0%
    Devro P.L.C.                                                  5,357   17,314       0.0%
*   Dialight P.L.C.                                                 163    1,386       0.0%
    Dignity P.L.C.                                                  639   20,571       0.0%
    Diploma P.L.C.                                                2,852   40,846       0.1%
    Direct Line Insurance Group P.L.C.                           15,112   74,587       0.1%
    Dixons Carphone P.L.C.                                       12,279   28,282       0.0%
    Domino's Pizza Group P.L.C.                                   5,847   26,067       0.0%
    Drax Group P.L.C.                                             6,750   24,903       0.0%
    DS Smith P.L.C.                                              17,920  123,934       0.1%
    Dunelm Group P.L.C.                                             996    9,685       0.0%
    easyJet P.L.C.                                                2,947   52,413       0.1%
*   EI Group P.L.C.                                               8,728   15,589       0.0%
    Electrocomponents P.L.C.                                      6,138   56,611       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
UNITED KINGDOM -- (Continued)
    Elementis P.L.C.                                             10,690 $ 40,368       0.0%
*   EnQuest P.L.C.                                               32,214   11,026       0.0%
    Essentra P.L.C.                                               2,739   19,364       0.0%
    esure Group P.L.C.                                            3,044   10,859       0.0%
    Euromoney Institutional Investor P.L.C.                         183    2,807       0.0%
    Evraz P.L.C.                                                 10,158   38,933       0.0%
    Experian P.L.C.                                               4,958  104,457       0.1%
    Ferguson P.L.C.(31502A105)                                    2,684   18,865       0.0%
    Ferguson P.L.C.(BFNWV48)                                      1,318   92,172       0.1%
    Ferrexpo P.L.C.                                               4,390   14,819       0.0%
    Fidessa Group P.L.C.                                            721   21,801       0.0%
*   Findel P.L.C.                                                   841    1,905       0.0%
*   Firstgroup P.L.C.                                            31,411   45,887       0.1%
    Fresnillo P.L.C.                                                915   15,824       0.0%
    G4S P.L.C.                                                   29,487  110,028       0.1%
    Galliford Try P.L.C.                                          1,931   31,293       0.0%
*   Gem Diamonds, Ltd.                                            2,700    2,868       0.0%
    GKN P.L.C.                                                   20,458   86,227       0.1%
    Glencore P.L.C.                                              27,786  134,016       0.1%
    Go-Ahead Group P.L.C.                                           487   11,449       0.0%
    Grafton Group P.L.C.                                          2,940   32,121       0.0%
    Grainger P.L.C.                                               3,196   11,820       0.0%
    Greencore Group P.L.C.                                       22,062   56,486       0.1%
    Greene King P.L.C.                                            3,513   25,243       0.0%
    Greggs P.L.C.                                                 3,028   51,232       0.1%
    Halfords Group P.L.C.                                         7,465   32,762       0.0%
    Hargreaves Lansdown P.L.C.                                    1,126   23,653       0.0%
    Hays P.L.C.                                                  23,736   58,757       0.1%
    Helical P.L.C.                                                3,459   14,139       0.0%
    Hill & Smith Holdings P.L.C.                                  3,928   69,006       0.1%
    Hilton Food Group P.L.C.                                      1,352   16,037       0.0%
    Hiscox, Ltd.                                                  2,258   42,820       0.1%
    HomeServe P.L.C.                                              6,343   72,123       0.1%
    Howden Joinery Group P.L.C.                                  13,731   74,778       0.1%
    HSBC Holdings P.L.C.                                         20,768  202,802       0.2%
    HSBC Holdings P.L.C. Sponsored ADR                            9,360  456,487       0.5%
*   Hunting P.L.C.                                                2,655   18,484       0.0%
    Huntsworth P.L.C.                                             9,410    9,995       0.0%
    Ibstock P.L.C.                                                3,203   10,555       0.0%
    IG Group Holdings P.L.C.                                      9,898   85,888       0.1%
*   Imagination Technologies Group P.L.C.                         1,122    2,691       0.0%
    IMI P.L.C.                                                    4,231   68,657       0.1%
    Inchcape P.L.C.                                               9,922  102,989       0.1%
    Informa P.L.C.                                                2,830   26,195       0.0%
    Inmarsat P.L.C.                                               7,436   61,336       0.1%
#   InterContinental Hotels Group P.L.C. ADR                        698   38,802       0.0%
    Intermediate Capital Group P.L.C.                               114    1,472       0.0%
    International Consolidated Airlines Group SA                  5,670   47,888       0.1%
    International Personal Finance P.L.C.                         3,288    8,812       0.0%
    Interserve P.L.C.                                             2,216    2,147       0.0%
    Intertek Group P.L.C.                                         1,363   98,192       0.1%
    Investec P.L.C.                                               3,444   23,566       0.0%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
UNITED KINGDOM -- (Continued)
*   IP Group P.L.C.                                                6,478 $ 12,725       0.0%
    ITE Group P.L.C.                                                 779    1,839       0.0%
    ITV P.L.C.                                                    22,994   50,263       0.1%
    IWG P.L.C.                                                    13,221   37,826       0.0%
    J D Wetherspoon P.L.C.                                         1,890   31,246       0.0%
    J Sainsbury P.L.C.                                            24,980   80,441       0.1%
    James Fisher & Sons P.L.C.                                     1,237   25,513       0.0%
    Jardine Lloyd Thompson Group P.L.C.                            1,972   34,132       0.0%
    JD Sports Fashion P.L.C.                                       9,780   46,444       0.1%
    John Menzies P.L.C.                                              329    3,057       0.0%
    John Wood Group P.L.C.                                        10,252   96,939       0.1%
    Johnson Matthey P.L.C.                                         1,917   86,065       0.1%
    Jupiter Fund Management P.L.C.                                 8,640   68,174       0.1%
    Just Group P.L.C.                                              4,140    8,474       0.0%
*   KAZ Minerals P.L.C.                                            3,030   32,716       0.0%
    KCOM Group P.L.C.                                              8,494   12,124       0.0%
    Keller Group P.L.C.                                            1,520   18,909       0.0%
    Kier Group P.L.C.                                              1,746   24,103       0.0%
    Kingfisher P.L.C.                                             13,579   56,456       0.1%
    Laird P.L.C.                                                  12,400   26,852       0.0%
*   Lamprell P.L.C.                                                3,344    3,286       0.0%
    Lancashire Holdings, Ltd.                                      2,958   29,515       0.0%
    Legal & General Group P.L.C.                                  33,413  118,468       0.1%
*   Liberty Global P.L.C. Class A                                    574   17,707       0.0%
*   Liberty Global P.L.C. Series C                                 1,591   47,547       0.1%
*   Liberty Global P.L.C. LiLAC Class A                              137    2,976       0.0%
*   Liberty Global P.L.C. LiLAC Class C                              338    7,436       0.0%
    Lloyds Banking Group P.L.C.                                  171,332  155,301       0.2%
    Lloyds Banking Group P.L.C. ADR                               24,606   90,796       0.1%
    London Stock Exchange Group P.L.C.                             2,289  114,328       0.1%
    Lookers P.L.C.                                                 4,741    6,605       0.0%
    Low & Bonar P.L.C.                                             7,100    6,504       0.0%
    Man Group P.L.C.                                              23,088   59,373       0.1%
    Marks & Spencer Group P.L.C.                                  21,854   99,881       0.1%
    Marshalls P.L.C.                                               2,962   18,761       0.0%
    McBride P.L.C                                                149,756      199       0.0%
    McBride P.L.C.                                                 5,164   14,744       0.0%
    Mears Group P.L.C.                                             3,694   22,234       0.0%
    Meggitt P.L.C.                                                13,928   95,881       0.1%
    Melrose Industries P.L.C.                                     26,196   76,514       0.1%
    Merlin Entertainments P.L.C.                                   3,621   18,215       0.0%
    Micro Focus International P.L.C.                               1,863   65,437       0.1%
    Millennium & Copthorne Hotels P.L.C.                           1,536   12,341       0.0%
    Mitchells & Butlers P.L.C.                                     4,465   15,149       0.0%
    Mitie Group P.L.C.                                            12,872   40,505       0.0%
    Mondi P.L.C.                                                   2,468   59,687       0.1%
    Moneysupermarket.com Group P.L.C.                              4,756   20,520       0.0%
    Morgan Advanced Materials P.L.C.                               9,000   37,535       0.0%
    Morgan Sindall Group P.L.C.                                      286    5,489       0.0%
    N Brown Group P.L.C.                                           2,652   10,612       0.0%
    National Express Group P.L.C.                                 13,863   67,674       0.1%
    National Grid P.L.C. Sponsored ADR                             1,269   77,452       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                                 SHARES  VALUE++  OF NET ASSETS**
                                                                 ------- -------- ---------------
UNITED KINGDOM -- (Continued)
    NCC Group P.L.C.                                               2,085 $  6,367       0.0%
    NEX Group P.L.C.                                               4,469   37,611       0.0%
    Next P.L.C.                                                      517   33,795       0.0%
    Northgate P.L.C.                                               3,835   22,807       0.0%
*   Ocado Group P.L.C.                                             2,744   10,484       0.0%
    Old Mutual P.L.C.                                             25,796   65,437       0.1%
*   Ophir Energy P.L.C.                                           10,657    9,234       0.0%
    Pagegroup P.L.C.                                               4,900   30,437       0.0%
    Paragon Banking Group P.L.C.                                   5,340   33,701       0.0%
    PayPoint P.L.C.                                                  593    7,232       0.0%
*   Paysafe Group P.L.C.                                           1,616   12,579       0.0%
    Pearson P.L.C.                                                 3,198   29,862       0.0%
#   Pearson P.L.C. Sponsored ADR                                   4,891   45,389       0.1%
    Pendragon P.L.C.                                              30,527   10,231       0.0%
    Pennon Group P.L.C.                                            6,078   64,102       0.1%
    Persimmon P.L.C.                                               4,185  155,747       0.2%
*   Petra Diamonds, Ltd.                                           4,104    4,196       0.0%
    Petrofac, Ltd.                                                 3,167   17,643       0.0%
*   Petropavlovsk P.L.C.                                           3,187      339       0.0%
    Pets at Home Group P.L.C.                                      4,424   10,350       0.0%
    Phoenix Group Holdings                                         5,772   58,017       0.1%
    Photo-Me International P.L.C.                                  3,031    7,214       0.0%
    Playtech P.L.C.                                                2,427   31,713       0.0%
    Polypipe Group P.L.C.                                          2,040   11,185       0.0%
*   Premier Foods P.L.C.                                          28,858   15,028       0.0%
#*  Premier Oil P.L.C.                                            13,691   12,381       0.0%
    Provident Financial P.L.C.                                     1,020   12,624       0.0%
    Prudential P.L.C.                                              1,772   43,494       0.1%
    Prudential P.L.C. ADR                                          1,067   52,315       0.1%
    PZ Cussons P.L.C.                                              2,944   12,921       0.0%
    QinetiQ Group P.L.C.                                          15,195   49,255       0.1%
    Randgold Resources, Ltd.                                         475   46,677       0.1%
    Redrow P.L.C.                                                  6,636   57,385       0.1%
    RELX P.L.C.                                                    1,825   41,995       0.1%
#   RELX P.L.C. Sponsored ADR                                      2,800   65,492       0.1%
    Renewi P.L.C.                                                 18,845   25,975       0.0%
    Renishaw P.L.C.                                                  508   33,420       0.0%
    Rentokil Initial P.L.C.                                       18,513   82,556       0.1%
    Ricardo P.L.C.                                                    61      663       0.0%
    Rightmove P.L.C.                                               1,645   90,752       0.1%
    Rio Tinto P.L.C.                                                 948   44,803       0.1%
#   Rio Tinto P.L.C. Sponsored ADR                                 8,120  389,192       0.4%
    Rolls-Royce Holdings P.L.C.(BDFB6Q6)                         674,682      896       0.0%
    Rolls-Royce Holdings P.L.C.(B63H849)                          14,667  189,541       0.2%
    Rotork P.L.C.                                                 15,220   53,111       0.1%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR              3,100   23,529       0.0%
    Royal Dutch Shell P.L.C. Class A                               8,681  273,282       0.3%
    Royal Dutch Shell P.L.C. Class B                               5,560  179,019       0.2%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A                4,695  295,926       0.3%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B                1,164   76,079       0.1%
    Royal Mail P.L.C.                                              9,754   48,469       0.1%
    RPC Group P.L.C.                                               3,467   43,384       0.1%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                                 SHARES VALUE++  OF NET ASSETS**
                                                                 ------ -------- ---------------
UNITED KINGDOM -- (Continued)
    RPS Group P.L.C.                                              5,472 $ 21,379       0.0%
    RSA Insurance Group P.L.C.                                   10,443   87,199       0.1%
    Saga P.L.C.                                                   4,101   10,408       0.0%
    Sage Group P.L.C. (The)                                       5,704   56,462       0.1%
    Savills P.L.C.                                                3,502   43,383       0.1%
    Schroders P.L.C.(0239581)                                       320   10,701       0.0%
    Schroders P.L.C.(0240549)                                       817   37,906       0.0%
    SDL P.L.C.                                                      155    1,108       0.0%
    Senior P.L.C.                                                 9,084   34,791       0.0%
    Severfield P.L.C.                                             5,353    4,638       0.0%
    Severn Trent P.L.C.                                           1,351   37,881       0.0%
    SIG P.L.C.                                                   12,895   29,534       0.0%
*   Sky P.L.C.                                                    2,707   33,903       0.0%
    Soco International P.L.C.                                     5,498    8,508       0.0%
    Spectris P.L.C.                                               3,001  102,029       0.1%
    Speedy Hire P.L.C.                                           20,261   14,878       0.0%
    Spirax-Sarco Engineering P.L.C.                               1,231   92,356       0.1%
    Spirent Communications P.L.C.                                 5,973    7,836       0.0%
*   Sports Direct International P.L.C.                            1,936   10,168       0.0%
    SSE P.L.C.                                                    6,910  126,908       0.1%
    SSP Group P.L.C.                                              3,897   30,264       0.0%
    St James's Place P.L.C.                                       5,100   79,713       0.1%
    St. Ives P.L.C.                                                 388      379       0.0%
    St. Modwen Properties P.L.C.                                  7,361   37,202       0.0%
    Stagecoach Group P.L.C.                                       7,817   17,315       0.0%
*   Standard Chartered P.L.C.                                    15,177  151,161       0.2%
    Standard Life Aberdeen P.L.C.                                19,297  110,113       0.1%
    SuperGroup P.L.C.                                               668   16,448       0.0%
    Synthomer P.L.C.                                              9,204   59,850       0.1%
    TalkTalk Telecom Group P.L.C.                                10,144   28,766       0.0%
    Tate & Lyle P.L.C.                                            7,874   67,640       0.1%
    Taylor Wimpey P.L.C.                                         62,476  165,566       0.2%
    Telecom Plus P.L.C.                                           1,128   18,276       0.0%
    Tesco P.L.C.                                                 60,219  145,103       0.2%
    Thomas Cook Group P.L.C.                                     25,906   41,218       0.1%
    Topps Tiles P.L.C.                                            4,341    4,022       0.0%
    TP ICAP P.L.C.                                                6,135   44,357       0.1%
    Travis Perkins P.L.C.                                         3,249   65,587       0.1%
    Trinity Mirror P.L.C.                                         7,656    8,589       0.0%
    TT Electronics P.L.C.                                         3,593   10,654       0.0%
    TUI AG(5666292)                                               2,519   45,604       0.1%
    TUI AG(B11LJN4)                                               2,234   40,341       0.0%
*   Tullow Oil P.L.C.                                            15,776   38,171       0.0%
    U & I Group P.L.C.                                            7,513   18,428       0.0%
    UBM P.L.C.                                                    1,278   11,941       0.0%
    Ultra Electronics Holdings P.L.C.                             1,481   35,862       0.0%
    Unilever P.L.C. Sponsored ADR                                 4,082  231,245       0.2%
    United Utilities Group P.L.C.                                 2,092   23,145       0.0%
    Vesuvius P.L.C.                                               5,161   40,264       0.0%
    Virgin Money Holdings UK P.L.C.                               5,875   22,758       0.0%
    Vodafone Group P.L.C.                                        38,905  111,282       0.1%
#   Vodafone Group P.L.C. Sponsored ADR                           9,842  285,232       0.3%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                                  SHARES    VALUE++    OF NET ASSETS**
                                                                  ------- ------------ ---------------
UNITED KINGDOM -- (Continued)
     Weir Group P.L.C. (The)                                          720 $     18,666        0.0%
     WH Smith P.L.C.                                                2,310       62,804        0.1%
     Whitbread P.L.C.                                               1,256       61,602        0.1%
     WM Morrison Supermarkets P.L.C.                               34,789      103,575        0.1%
     WPP P.L.C. Sponsored ADR                                         717       63,304        0.1%
                                                                          ------------      -----
TOTAL UNITED KINGDOM                                                        15,503,525       16.0%
                                                                          ------------      -----
TOTAL COMMON STOCKS                                                         95,953,471       98.9%
                                                                          ------------      -----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
     Bayerische Motoren Werke AG                                      207       18,163        0.0%
     Fuchs Petrolub SE                                                614       34,576        0.0%
     Jungheinrich AG                                                  885       40,305        0.1%
     Porsche Automobil Holding SE                                     983       71,931        0.1%
     Sixt SE                                                          165       10,704        0.0%
     Villeroy & Boch AG                                               609       14,243        0.0%
     Volkswagen AG                                                  1,614      295,528        0.3%
                                                                          ------------      -----
TOTAL GERMANY                                                                  485,450        0.5%
                                                                          ------------      -----
TOTAL PREFERRED STOCKS                                                         485,450        0.5%
                                                                          ------------      -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*    Nufarm, Ltd. Rights 11/15/17                                   1,132        1,473        0.0%
                                                                          ------------      -----
FRANCE -- (0.0%)
*    Maurel et prom Rights 12/31/00                                 3,472           --        0.0%
                                                                          ------------      -----
ISRAEL -- (0.0%)
*    AIirport City, Ltd. Rights 10/30/17                               --            2        0.0%
                                                                          ------------      -----
SPAIN -- (0.0%)
*    Banco Santander SA Rights 11/01/17                            35,531        1,697        0.0%
*    Ferrovial SA Rights 11/13/17                                   1,621          780        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17                1,604          657        0.0%
                                                                          ------------      -----
TOTAL SPAIN                                                                      3,134        0.0%
                                                                          ------------      -----
TOTAL RIGHTS/WARRANTS                                                            4,609        0.0%
                                                                          ------------      -----
TOTAL INVESTMENT SECURITIES                                                 96,443,530
                                                                          ------------

                                                                            VALUE+
                                                                          ------------
SECURITIES LENDING COLLATERAL -- (6.5%)
(S)@ DFA Short Term Investment Fund                               582,983    6,745,693        7.0%
                                                                          ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $89,731,141)                          $103,189,223      106.4%
                                                                          ============      =====

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------
                                   LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                 ----------- ----------- ------- ------------
  Common Stocks
     Australia                   $   445,863 $ 5,263,803   --    $  5,709,666
     Austria                              --     611,363   --         611,363
     Belgium                              --   1,255,461   --       1,255,461
     Canada                        8,688,809          --   --       8,688,809
     Denmark                          20,040   1,127,748   --       1,147,788
     Finland                         357,186   1,691,703   --       2,048,889
     France                          234,415   7,648,968   --       7,883,383
     Germany                         231,683   6,459,780   --       6,691,463
     Hong Kong                            --   2,735,611   --       2,735,611
     Ireland                          48,513     495,648   --         544,161
     Israel                               --     500,977   --         500,977
     Italy                           395,877   2,553,028   --       2,948,905
     Japan                           800,842  22,879,399   --      23,680,241
     Netherlands                     443,179   2,227,189   --       2,670,368
     New Zealand                          --     354,705   --         354,705
     Norway                           65,622     806,272   --         871,894
     Portugal                             --     356,138   --         356,138
     Singapore                            --   1,072,100   --       1,072,100
     Spain                           486,119   2,286,801   --       2,772,920
     Sweden                           32,506   2,917,109   --       2,949,615
     Switzerland                     339,379   4,616,110   --       4,955,489
     United Kingdom                3,236,052  12,267,473   --      15,503,525
  Preferred Stocks
     Germany                              --     485,450   --         485,450
  Rights/Warrants
     Australia                            --       1,473   --           1,473
     Israel                               --           2   --               2
     Spain                                --       3,134   --           3,134
  Securities Lending Collateral           --   6,745,693   --       6,745,693
                                 ----------- -----------   --    ------------
  TOTAL                          $15,826,085 $87,363,138   --    $103,189,223
                                 =========== ===========   ==    ============

                       VA U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                                  SHARES   VALUE+   OF NET ASSETS**
                                                  ------ ---------- ---------------
COMMON STOCKS -- (89.9%)
Consumer Discretionary -- (13.9%)
*   1-800-Flowers.com, Inc. Class A               10,868 $  102,159       0.0%
    A.H. Belo Corp. Class A                        6,766     32,815       0.0%
    Aaron's, Inc.                                 15,827    582,434       0.2%
#   Abercrombie & Fitch Co. Class A               26,345    353,813       0.1%
    Adtalem Global Education, Inc.                19,623    725,070       0.2%
    Advance Auto Parts, Inc.                       8,664    708,195       0.2%
#   AMC Entertainment Holdings, Inc. Class A      13,141    182,660       0.1%
*   America's Car-Mart, Inc.                       3,485    149,332       0.1%
*   American Axle & Manufacturing Holdings, Inc.  30,227    537,738       0.2%
    American Eagle Outfitters, Inc.               74,099    964,769       0.3%
*   American Public Education, Inc.                5,513    110,260       0.0%
    Ark Restaurants Corp.                            411      9,864       0.0%
#*  Ascena Retail Group, Inc.                     42,777     82,987       0.0%
*   Ascent Capital Group, Inc. Class A             4,127     46,429       0.0%
#*  AutoNation, Inc.                              22,896  1,085,270       0.3%
#*  AV Homes, Inc.                                 6,986    116,317       0.0%
*   Ballantyne Strong, Inc.                        3,604     22,945       0.0%
*   Barnes & Noble Education, Inc.                15,404     83,952       0.0%
    Barnes & Noble, Inc.                          18,503    129,521       0.1%
    Bassett Furniture Industries, Inc.             2,400     93,120       0.0%
    BBX Capital Corp.                              5,658     45,773       0.0%
    Beasley Broadcast Group, Inc. Class A          1,850     17,483       0.0%
#   Bed Bath & Beyond, Inc.                       19,117    380,428       0.1%
*   Belmond, Ltd. Class A                         22,017    289,524       0.1%
#   Big 5 Sporting Goods Corp.                     7,076     44,933       0.0%
*   Biglari Holdings, Inc.                           274     97,939       0.0%
*   BJ's Restaurants, Inc.                         3,117     98,809       0.0%
#*  Bojangles', Inc.                               2,781     34,067       0.0%
#*  Boot Barn Holdings, Inc.                       3,241     26,673       0.0%
    Bowl America, Inc. Class A                       120      1,769       0.0%
#   Boyd Gaming Corp.                              6,583    192,421       0.1%
    Brunswick Corp.                                2,892    146,480       0.1%
*   Build-A-Bear Workshop, Inc.                    7,383     57,587       0.0%
#   CalAtlantic Group, Inc.                       26,414  1,303,267       0.4%
    Caleres, Inc.                                  9,312    254,497       0.1%
    Callaway Golf Co.                             20,349    293,636       0.1%
*   Career Education Corp.                         8,369     89,381       0.0%
    Carriage Services, Inc.                        4,980    128,982       0.1%
*   Carrols Restaurant Group, Inc.                 6,507     73,204       0.0%
    Cato Corp. (The) Class A                       6,385     82,111       0.0%
*   Cavco Industries, Inc.                         1,874    294,031       0.1%
*   Century Casinos, Inc.                          2,707     22,333       0.0%
*   Century Communities, Inc.                      7,525    214,839       0.1%
#   Cheesecake Factory, Inc. (The)                 1,045     46,753       0.0%
*   Cherokee, Inc.                                 2,400      5,400       0.0%
    Chico's FAS, Inc.                             28,332    226,373       0.1%
#*  Christopher & Banks Corp.                     10,070     11,883       0.0%
*   Chuy's Holdings, Inc.                          2,313     52,043       0.0%
    Cinemark Holdings, Inc.                        6,798    247,039       0.1%
    Citi Trends, Inc.                              5,360    116,634       0.0%
*   Clarus Corp.                                   2,603     19,002       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES  VALUE+  OF NET ASSETS**
                                               ------ -------- ---------------
 Consumer Discretionary -- (Continued)
 #*  Conn's, Inc.                                 100 $  3,075       0.0%
 #*  Container Store Group, Inc. (The)          5,454   19,689       0.0%
 #   Cooper Tire & Rubber Co.                  11,466  376,085       0.1%
 *   Cooper-Standard Holdings, Inc.             3,664  408,463       0.1%
     Core-Mark Holding Co., Inc.                7,474  254,564       0.1%
 *   Crocs, Inc.                                5,000   51,000       0.0%
     Crown Crafts, Inc.                         1,600    9,680       0.0%
     CSS Industries, Inc.                       2,121   63,588       0.0%
     Culp, Inc.                                 1,977   62,671       0.0%
     Dana, Inc.                                19,007  579,523       0.2%
 *   Deckers Outdoor Corp.                      6,345  432,983       0.1%
 *   Del Frisco's Restaurant Group, Inc.        8,976  124,766       0.0%
 *   Del Taco Restaurants, Inc.                13,090  166,112       0.1%
 *   Delta Apparel, Inc.                        2,240   46,883       0.0%
 #*  Destination XL Group, Inc.                   363      726       0.0%
 #   Dick's Sporting Goods, Inc.               11,392  278,762       0.1%
 #   Dillard's, Inc. Class A                    7,236  367,589       0.1%
 #   DineEquity, Inc.                           1,701   80,985       0.0%
 *   Dixie Group, Inc. (The)                    3,300   12,705       0.0%
     Dover Motorsports, Inc.                    3,360    6,552       0.0%
 #   Drive Shack, Inc.                          8,819   32,189       0.0%
 #   DSW, Inc. Class A                         16,280  311,762       0.1%
 *   El Pollo Loco Holdings, Inc.               7,560   86,940       0.0%
 #*  Eldorado Resorts, Inc.                     2,675   68,748       0.0%
 #   Entercom Communications Corp. Class A     11,023  121,804       0.0%
     Entravision Communications Corp. Class A   9,968   51,834       0.0%
     Escalade, Inc.                               794    9,806       0.0%
     Ethan Allen Interiors, Inc.                5,435  161,691       0.1%
 *   EVINE Live, Inc.                           5,200    5,980       0.0%
 #*  EW Scripps Co. (The) Class A              18,731  324,796       0.1%
 *   Express, Inc.                             22,256  150,673       0.1%
     Extended Stay America, Inc.               11,620  230,308       0.1%
 #*  Fiesta Restaurant Group, Inc.              5,726   94,765       0.0%
 #   Finish Line, Inc. (The) Class A            9,940   92,144       0.0%
     Flexsteel Industries, Inc.                 1,579   79,376       0.0%
 #   Foot Locker, Inc.                         22,978  691,178       0.2%
 #*  Fossil Group, Inc.                         9,236   72,780       0.0%
 *   Francesca's Holdings Corp.                 6,206   40,153       0.0%
 #   Fred's, Inc. Class A                      10,482   46,226       0.0%
 *   FTD Cos., Inc.                             7,306   78,905       0.0%
 #*  G-III Apparel Group, Ltd.                  9,565  242,377       0.1%
 #*  Gaia, Inc.                                 3,295   40,034       0.0%
 #   GameStop Corp. Class A                    23,664  442,280       0.1%
     Gannett Co., Inc.                         22,590  196,533       0.1%
 *   Genesco, Inc.                              3,998   97,951       0.0%
     Gentex Corp.                              27,216  528,263       0.2%
 *   Gentherm, Inc.                             4,576  153,296       0.1%
 #*  Global Eagle Entertainment, Inc.           1,124    2,731       0.0%
     Graham Holdings Co. Class B                1,148  638,805       0.2%
 *   Gray Television, Inc.                     15,873  247,143       0.1%
 *   Green Brick Partners, Inc.                 5,473   59,382       0.0%
 #   Group 1 Automotive, Inc.                   5,157  405,185       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                                SHARES   VALUE+   OF NET ASSETS**
                                                ------ ---------- ---------------
Consumer Discretionary -- (Continued)
#   Guess?, Inc.                                23,477 $  380,562       0.1%
#*  Habit Restaurants, Inc. (The) Class A        2,448     30,110       0.0%
*   Harte-Hanks, Inc.                           10,685     11,112       0.0%
    Haverty Furniture Cos., Inc.                 3,937     93,897       0.0%
*   Helen of Troy, Ltd.                          5,021    466,451       0.2%
#*  Hemisphere Media Group, Inc.                 1,695     20,679       0.0%
#*  Hibbett Sports, Inc.                         5,284     67,635       0.0%
    Hooker Furniture Corp.                       2,723    129,070       0.1%
#*  Horizon Global Corp.                         3,056     49,599       0.0%
*   Houghton Mifflin Harcourt Co.                5,730     56,727       0.0%
*   Iconix Brand Group, Inc.                    18,765     30,775       0.0%
    ILG, Inc.                                   26,312    780,677       0.2%
*   IMAX Corp.                                   6,053    146,785       0.1%
#   International Game Technology P.L.C.        50,779  1,193,306       0.4%
*   J Alexander's Holdings, Inc.                 1,215     12,758       0.0%
#*  JAKKS Pacific, Inc.                            539      1,482       0.0%
#*  JC Penney Co., Inc.                         54,959    153,885       0.1%
    John Wiley & Sons, Inc. Class A              5,136    280,682       0.1%
    Johnson Outdoors, Inc. Class A               2,148    161,551       0.1%
*   K12, Inc.                                   11,866    192,467       0.1%
#   KB Home                                     22,037    604,475       0.2%
*   Kirkland's, Inc.                             4,264     49,889       0.0%
#   Kohl's Corp.                                40,712  1,700,133       0.5%
#*  Kona Grill, Inc.                             1,911      6,402       0.0%
*   La Quinta Holdings, Inc.                    16,598    292,457       0.1%
    La-Z-Boy, Inc.                              10,640    286,748       0.1%
*   Lakeland Industries, Inc.                    2,265     35,900       0.0%
#*  LGI Homes, Inc.                                773     46,635       0.0%
    Libbey, Inc.                                 5,451     37,285       0.0%
*   Liberty Expedia Holdings, Inc. Class A         470     21,667       0.0%
    Liberty Tax, Inc.                            1,820     23,751       0.0%
*   Liberty TripAdvisor Holdings, Inc. Class A  19,021    205,427       0.1%
    Lifetime Brands, Inc.                        3,891     72,567       0.0%
*   Lincoln Educational Services Corp.           5,134     11,397       0.0%
#   Lithia Motors, Inc. Class A                  4,611    521,873       0.2%
*   Luby's, Inc.                                 7,944     19,145       0.0%
*   M/I Homes, Inc.                              5,985    199,899       0.1%
#   Macy's, Inc.                                68,998  1,294,402       0.4%
    Marcus Corp. (The)                           3,591     97,496       0.0%
*   MarineMax, Inc.                              6,475    120,111       0.0%
    Marriott Vacations Worldwide Corp.           5,456    718,119       0.2%
#   Mattel, Inc.                                26,687    376,820       0.1%
    MDC Holdings, Inc.                          13,469    498,892       0.2%
#   Meredith Corp.                               7,775    412,075       0.1%
*   Meritage Homes Corp.                         9,811    477,796       0.2%
*   Modine Manufacturing Co.                    10,439    219,741       0.1%
*   Monarch Casino & Resort, Inc.                  777     34,662       0.0%
#   Monro, Inc.                                  3,483    171,886       0.1%
*   Motorcar Parts of America, Inc.              4,953    143,191       0.1%
    Movado Group, Inc.                           3,197     88,557       0.0%
*   Nautilus, Inc.                               1,092     14,196       0.0%
*   New Home Co., Inc. (The)                     4,689     54,533       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES    VALUE+   OF NET ASSETS**
                                             ------- ---------- ---------------
Consumer Discretionary -- (Continued)
    New Media Investment Group, Inc.          13,573 $  216,761       0.1%
*   New York & Co., Inc.                       5,571      9,582       0.0%
    New York Times Co. (The) Class A          15,167    289,690       0.1%
    News Corp. Class A                        43,698    596,915       0.2%
    News Corp. Class B                        16,238    225,708       0.1%
#   Nexstar Media Group, Inc. Class A          6,568    419,038       0.1%
    Office Depot, Inc.                       122,111    378,544       0.1%
#*  Overstock.com, Inc.                        9,461    434,260       0.1%
    Oxford Industries, Inc.                    2,593    167,508       0.1%
#*  Papa Murphy's Holdings, Inc.               1,285      7,132       0.0%
#*  Party City Holdco, Inc.                    7,862     87,661       0.0%
#   Penske Automotive Group, Inc.             16,817    784,009       0.3%
*   Perry Ellis International, Inc.            3,029     70,545       0.0%
*   PICO Holdings, Inc.                        8,513    160,896       0.1%
    Pier 1 Imports, Inc.                      26,162    108,834       0.0%
*   Playa Hotels & Resorts NV                  1,946     20,102       0.0%
#*  Potbelly Corp.                             5,499     66,263       0.0%
    PulteGroup, Inc.                          57,753  1,745,873       0.5%
    RCI Hospitality Holdings, Inc.             2,700     74,385       0.0%
*   Reading International, Inc. Class A        5,626     88,047       0.0%
*   Red Lion Hotels Corp.                      6,595     58,036       0.0%
*   Red Robin Gourmet Burgers, Inc.            3,969    271,480       0.1%
*   Regis Corp.                               14,461    215,903       0.1%
    Rocky Brands, Inc.                         1,900     34,770       0.0%
*   Ruby Tuesday, Inc.                        34,609     82,023       0.0%
    Saga Communications, Inc. Class A          1,966     86,012       0.0%
    Salem Media Group, Inc.                    4,900     31,360       0.0%
    Scholastic Corp.                           8,907    329,025       0.1%
*   Sequential Brands Group, Inc.              4,756     12,366       0.0%
*   Shiloh Industries, Inc.                    5,891     54,668       0.0%
    Shoe Carnival, Inc.                        4,498     84,427       0.0%
*   Shutterfly, Inc.                           1,316     56,193       0.0%
#   Signet Jewelers, Ltd.                     12,968    850,312       0.3%
    Sinclair Broadcast Group, Inc. Class A     6,701    212,422       0.1%
*   Skyline Corp.                                791      9,880       0.0%
    Sonic Automotive, Inc. Class A             6,081    120,708       0.0%
    Speedway Motorsports, Inc.                 9,772    194,951       0.1%
#   Stage Stores, Inc.                         9,977     16,562       0.0%
    Standard Motor Products, Inc.              5,448    237,914       0.1%
    Stanley Furniture Co., Inc.                3,305      3,636       0.0%
#   Stein Mart, Inc.                           6,500      6,955       0.0%
*   Steven Madden, Ltd.                        2,415     94,185       0.0%
*   Stoneridge, Inc.                           5,165    117,452       0.0%
    Strattec Security Corp.                    1,214     56,026       0.0%
    Superior Industries International, Inc.    4,701     73,101       0.0%
    Superior Uniform Group, Inc.               3,972     93,223       0.0%
*   Tandy Leather Factory, Inc.                2,694     21,148       0.0%
*   Taylor Morrison Home Corp. Class A        12,592    304,097       0.1%
    TEGNA, Inc.                               42,602    521,022       0.2%
    Tile Shop Holdings, Inc.                   5,207     44,520       0.0%
    Tilly's, Inc. Class A                      3,737     44,508       0.0%
    Time, Inc.                                25,775    298,990       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE+    OF NET ASSETS**
                                              ------ ----------- ---------------
Consumer Discretionary -- (Continued)
    Toll Brothers, Inc.                       43,252 $ 1,991,322       0.6%
*   TopBuild Corp.                            10,058     663,727       0.2%
    Tower International, Inc.                  5,476     166,470       0.1%
*   Townsquare Media, Inc. Class A             1,365      14,251       0.0%
*   Trans World Entertainment Corp.            8,600      15,480       0.0%
*   TravelCenters of America LLC               7,536      36,926       0.0%
*   TRI Pointe Group, Inc.                    48,892     864,899       0.3%
    Tribune Media Co. Class A                  7,059     288,925       0.1%
#*  Tuesday Morning Corp.                     11,651      36,118       0.0%
*   Unifi, Inc.                                5,360     203,948       0.1%
*   Universal Technical Institute, Inc.        1,400       4,662       0.0%
#*  Urban One, Inc.                            3,383       5,920       0.0%
#*  Urban Outfitters, Inc.                    21,302     522,325       0.2%
*   Vera Bradley, Inc.                        10,329      74,369       0.0%
*   Vista Outdoor, Inc.                       10,778     225,368       0.1%
*   Vitamin Shoppe, Inc.                       6,524      30,010       0.0%
*   VOXX International Corp.                   7,853      52,615       0.0%
    Weyco Group, Inc.                            493      13,405       0.0%
#*  William Lyon Homes Class A                 9,419     261,377       0.1%
    Winnebago Industries, Inc.                 7,482     367,740       0.1%
    Wolverine World Wide, Inc.                20,611     562,680       0.2%
*   ZAGG, Inc.                                 5,170      80,911       0.0%
#*  Zoe's Kitchen, Inc.                        1,796      22,055       0.0%
*   Zumiez, Inc.                               8,118     143,283       0.1%
                                                     -----------      ----
Total Consumer Discretionary                          50,544,134      15.5%
                                                     -----------      ----
Consumer Staples -- (2.4%)
#   Alico, Inc.                                1,067      35,104       0.0%
*   Alliance One International, Inc.           3,922      41,965       0.0%
    Andersons, Inc. (The)                      7,081     265,183       0.1%
#   B&G Foods, Inc.                            4,873     154,961       0.1%
*   Central Garden & Pet Co.                   2,954     112,784       0.0%
*   Central Garden & Pet Co. Class A           8,305     306,538       0.1%
#*  Chefs' Warehouse, Inc. (The)               5,878     117,266       0.0%
#*  Craft Brew Alliance, Inc.                  6,674     121,801       0.0%
*   Darling Ingredients, Inc.                 40,132     732,409       0.2%
    Dean Foods Co.                            19,568     190,788       0.1%
*   Farmer Brothers Co.                        3,584     121,677       0.0%
    Flowers Foods, Inc.                        6,465     123,029       0.0%
    Fresh Del Monte Produce, Inc.             10,493     467,043       0.2%
#*  Hostess Brands, Inc.                      13,882     160,059       0.1%
    Ingles Markets, Inc. Class A               3,020      70,366       0.0%
    Inter Parfums, Inc.                        5,595     259,049       0.1%
#   John B. Sanfilippo & Son, Inc.               251      14,771       0.0%
*   Landec Corp.                               5,877      77,870       0.0%
    Mannatech, Inc.                              682       9,821       0.0%
*   Natural Alternatives International, Inc.   1,808      19,165       0.0%
#*  Natural Grocers by Vitamin Cottage, Inc.   3,593      17,642       0.0%
    Nature's Sunshine Products, Inc.           2,068      20,473       0.0%
    Ocean Bio-Chem, Inc.                       2,771      12,359       0.0%
    Oil-Dri Corp. of America                     882      37,053       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                           SHARES   VALUE+   OF NET ASSETS**
                                           ------ ---------- ---------------
   Consumer Staples -- (Continued)
       Omega Protein Corp.                  5,772 $  126,407       0.0%
   #   Orchids Paper Products Co.           2,127     26,120       0.0%
   *   Performance Food Group Co.           3,605    102,022       0.0%
   #*  Post Holdings, Inc.                 11,644    965,637       0.3%
   #   Sanderson Farms, Inc.                7,420  1,109,809       0.4%
       Seaboard Corp.                         152    668,818       0.2%
   *   Seneca Foods Corp. Class A           2,614     94,104       0.0%
   #*  Smart & Final Stores, Inc.          12,900     77,400       0.0%
       SpartanNash Co.                      7,655    187,930       0.1%
   #*  SUPERVALU, Inc.                      5,994     97,642       0.0%
   #*  TreeHouse Foods, Inc.                6,952    461,474       0.2%
   *   United Natural Foods, Inc.          14,367    557,009       0.2%
       Universal Corp.                      6,470    371,054       0.1%
   *   US Foods Holding Corp.               5,809    158,470       0.1%
       Village Super Market, Inc. Class A   3,265     78,327       0.0%
       Weis Markets, Inc.                   5,710    221,719       0.1%
                                                  ----------       ---
   Total Consumer Staples                          8,793,118       2.7%
                                                  ----------       ---
   Energy -- (8.4%)
       Adams Resources & Energy, Inc.         489     20,998       0.0%
   #*  Antero Resources Corp.              72,874  1,413,756       0.4%
   #*  Approach Resources, Inc.             6,068     14,138       0.0%
       Arch Coal, Inc. Class A              3,599    275,036       0.1%
       Archrock, Inc.                      15,174    182,088       0.1%
   *   Ardmore Shipping Corp.               3,573     29,656       0.0%
   *   Barnwell Industries, Inc.              480        960       0.0%
   *   Basic Energy Services, Inc.          4,179     78,816       0.0%
   *   Bill Barrett Corp.                  24,395    120,267       0.0%
   *   Bonanza Creek Energy, Inc.           1,537     51,997       0.0%
   #   Bristow Group, Inc.                 13,259    125,165       0.0%
   #*  Callon Petroleum Co.                45,848    508,454       0.2%
   #*  CARBO Ceramics, Inc.                   827      6,848       0.0%
   #*  Carrizo Oil & Gas, Inc.              1,937     34,266       0.0%
   *   Clean Energy Fuels Corp.            35,581     83,615       0.0%
   *   Cloud Peak Energy, Inc.             22,238     94,511       0.0%
   *   CONSOL Energy, Inc.                 61,383    990,108       0.3%
   *   Contango Oil & Gas Co.              10,315     41,157       0.0%
   #   CVR Energy, Inc.                     6,958    190,997       0.1%
   *   Dawson Geophysical Co.               8,333     36,832       0.0%
       Delek US Holdings, Inc.             26,389    687,433       0.2%
   #*  Denbury Resources, Inc.             37,710     46,383       0.0%
       DHT Holdings, Inc.                  28,044    110,493       0.0%
   #*  Diamond Offshore Drilling, Inc.     27,754    464,324       0.2%
   #*  Dorian LPG, Ltd.                    13,227     94,573       0.0%
   *   Dril-Quip, Inc.                     10,838    456,280       0.2%
   *   Eclipse Resources Corp.             25,065     55,644       0.0%
   *   ENGlobal Corp.                       2,200      2,772       0.0%
       EnLink Midstream LLC                10,225    158,487       0.1%
   #   Ensco P.L.C. Class A                91,267    491,929       0.2%
   #*  EP Energy Corp. Class A             13,063     35,270       0.0%
   *   Era Group, Inc.                      6,933     74,599       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE+   OF NET ASSETS**
                                              ------ ---------- ---------------
Energy -- (Continued)
*   Exterran Corp.                            10,215 $  329,638       0.1%
#*  Forum Energy Technologies, Inc.           19,229    276,898       0.1%
    Frank's International NV                   9,680     63,985       0.0%
#   GasLog, Ltd.                               9,482    163,564       0.1%
*   Geospace Technologies Corp.                4,007     60,185       0.0%
    Green Plains, Inc.                        10,559    194,286       0.1%
    Gulf Island Fabrication, Inc.              4,850     63,778       0.0%
*   Gulfport Energy Corp.                     25,953    355,556       0.1%
*   Halcon Resources Corp.                    15,621    102,786       0.0%
    Hallador Energy Co.                        9,690     50,194       0.0%
*   Helix Energy Solutions Group, Inc.        54,731    373,265       0.1%
#   Helmerich & Payne, Inc.                   22,988  1,248,478       0.4%
    HollyFrontier Corp.                       49,208  1,818,236       0.6%
#*  Hornbeck Offshore Services, Inc.           5,318     19,836       0.0%
*   International Seaways, Inc.                4,845     97,578       0.0%
#*  Jones Energy, Inc. Class A                 2,913      3,729       0.0%
#*  Matador Resources Co.                     15,765    418,561       0.1%
*   Matrix Service Co.                         8,891    125,363       0.0%
*   McDermott International, Inc.             68,004    450,186       0.1%
*   Mitcham Industries, Inc.                   3,927     12,802       0.0%
#   Murphy Oil Corp.                          44,623  1,193,665       0.4%
#   Nabors Industries, Ltd.                   46,043    259,222       0.1%
*   Natural Gas Services Group, Inc.           4,280    118,984       0.0%
*   Newpark Resources, Inc.                   32,430    283,762       0.1%
#*  Noble Corp. P.L.C.                        57,709    240,069       0.1%
    Nordic American Offshore, Ltd.                34         45       0.0%
*   Oasis Petroleum, Inc.                     62,908    594,481       0.2%
    Oceaneering International, Inc.           24,010    485,482       0.2%
*   Oil States International, Inc.            16,831    387,955       0.1%
*   Overseas Shipholding Group, Inc. Class A  12,824     30,393       0.0%
*   Pacific Ethanol, Inc.                     12,708     60,998       0.0%
    Panhandle Oil and Gas, Inc. Class A        2,090     50,474       0.0%
#*  Par Pacific Holdings, Inc.                 6,124    128,543       0.0%
*   Parker Drilling Co.                       40,173     42,182       0.0%
#*  Parsley Energy, Inc. Class A              10,606    282,120       0.1%
    Patterson-UTI Energy, Inc.                35,568    703,535       0.2%
    PBF Energy, Inc. Class A                  30,503    883,672       0.3%
*   PDC Energy, Inc.                          15,112    769,654       0.2%
*   Peabody Energy Corp.                       3,444    106,385       0.0%
*   Penn Virginia Corp.                        1,808     70,458       0.0%
*   PHI, Inc. Non-Voting                       3,824     44,703       0.0%
*   Pioneer Energy Services Corp.             23,135     43,957       0.0%
*   QEP Resources, Inc.                       23,631    211,497       0.1%
#   Range Resources Corp.                     36,852    667,390       0.2%
#*  Renewable Energy Group, Inc.              15,040    181,984       0.1%
*   REX American Resources Corp.               1,614    142,323       0.1%
*   Rice Energy, Inc.                         65,259  1,850,093       0.6%
*   RigNet, Inc.                               3,204     55,910       0.0%
*   Ring Energy, Inc.                         10,826    138,681       0.1%
#*  Rowan Cos. P.L.C. Class A                 39,182    561,478       0.2%
*   RSP Permian, Inc.                         38,674  1,330,772       0.4%
*   SandRidge Energy, Inc.                     3,482     65,357       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                 SHARES   VALUE+    OF NET ASSETS**
                                                 ------ ----------- ---------------
Energy -- (Continued)
    Scorpio Tankers, Inc.                        57,838 $   205,903       0.1%
*   SEACOR Holdings, Inc.                         4,510     212,872       0.1%
*   SEACOR Marine Holdings, Inc.                  4,264      60,336       0.0%
    SemGroup Corp. Class A                       13,778     358,917       0.1%
    Ship Finance International, Ltd.              9,581     142,757       0.1%
#   SM Energy Co.                                19,921     424,915       0.1%
#*  SRC Energy, Inc.                             34,496     329,092       0.1%
#*  Superior Energy Services, Inc.               42,805     377,540       0.1%
#   Teekay Corp.                                    400       3,240       0.0%
#   Teekay Tankers, Ltd. Class A                 49,709      73,569       0.0%
#*  Tesco Corp.                                  20,681      79,622       0.0%
*   TETRA Technologies, Inc.                     31,441      89,292       0.0%
#*  Transocean, Ltd.                             84,511     887,365       0.3%
*   Unit Corp.                                   16,577     310,321       0.1%
#   US Silica Holdings, Inc.                      9,970     304,185       0.1%
#*  Whiting Petroleum Corp.                      51,365     308,704       0.1%
*   Willbros Group, Inc.                         20,500      62,730       0.0%
    World Fuel Services Corp.                    10,286     285,951       0.1%
*   WPX Energy, Inc.                             80,955     913,172       0.3%
                                                        -----------       ---
Total Energy                                             30,623,463       9.4%
                                                        -----------       ---
Financials -- (23.0%)
    1st Constitution Bancorp                        713      12,798       0.0%
    1st Source Corp.                              6,479     332,437       0.1%
    Access National Corp.                         1,716      49,936       0.0%
    ACNB Corp.                                      539      15,038       0.0%
*   Allegiance Bancshares, Inc.                   2,102      82,398       0.0%
*   Ambac Financial Group, Inc.                  11,804     192,169       0.1%
    American Equity Investment Life Holding Co.  22,624     667,634       0.2%
    American National Bankshares, Inc.            1,394      54,575       0.0%
    American National Insurance Co.               4,189     509,927       0.2%
    American River Bankshares                       776      11,795       0.0%
    AmeriServ Financial, Inc.                     6,300      25,830       0.0%
#   Amtrust Financial Services, Inc.             25,527     320,619       0.1%
*   Anchor Bancorp, Inc.                            399       9,955       0.0%
    Argo Group International Holdings, Ltd.       5,799     365,047       0.1%
    Arrow Financial Corp.                         2,925     103,253       0.0%
    Aspen Insurance Holdings, Ltd.               13,029     558,944       0.2%
    Associated Banc-Corp                         41,724   1,055,617       0.3%
    Associated Capital Group, Inc. Class A          295      10,945       0.0%
    Assurant, Inc.                               14,654   1,474,925       0.5%
    Assured Guaranty, Ltd.                       30,658   1,137,412       0.4%
*   Asta Funding, Inc.                              202       1,444       0.0%
*   Atlantic Capital Bancshares, Inc.             2,023      33,278       0.0%
*   Atlas Financial Holdings, Inc.                4,391      86,722       0.0%
    Auburn National Bancorporation, Inc.             44       1,520       0.0%
    Axis Capital Holdings, Ltd.                  20,422   1,110,753       0.3%
    Baldwin & Lyons, Inc. Class B                 3,484      79,958       0.0%
#   Banc of California, Inc.                      8,961     188,629       0.1%
*   Bancorp, Inc. (The)                          21,480     180,647       0.1%
    BancorpSouth, Inc.                           13,409     423,724       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE+   OF NET ASSETS**
                                              ------ ---------- ---------------
 Financials -- (Continued)
     Bank Mutual Corp.                        10,610 $  112,201       0.0%
 #   Bank of Commerce Holdings                 2,233     26,796       0.0%
     Bank of Marin Bancorp                       987     66,869       0.0%
     BankFinancial Corp.                       4,311     68,286       0.0%
     BankUnited, Inc.                         15,001    522,785       0.2%
     Banner Corp.                              8,924    511,524       0.2%
     Bar Harbor Bankshares                     1,274     38,513       0.0%
     BCB Bancorp, Inc.                           994     13,966       0.0%
     Bear State Financial, Inc.                  622      6,382       0.0%
     Beneficial Bancorp, Inc.                 18,928    312,312       0.1%
     Berkshire Hills Bancorp, Inc.             9,125    349,487       0.1%
     Blue Hills Bancorp, Inc.                  8,146    176,768       0.1%
     BOK Financial Corp.                       3,837    331,785       0.1%
     Boston Private Financial Holdings, Inc.  17,233    274,005       0.1%
     Bridge Bancorp, Inc.                      2,923    103,767       0.0%
     Brookline Bancorp, Inc.                  16,614    255,856       0.1%
     Bryn Mawr Bank Corp.                      4,302    188,643       0.1%
 #*  BSB Bancorp, Inc.                           388     11,601       0.0%
     C&F Financial Corp.                         418     24,244       0.0%
     California First National Bancorp         1,000     15,400       0.0%
     Camden National Corp.                     4,142    178,810       0.1%
 #   Capital Bank Financial Corp. Class A      5,511    223,747       0.1%
     Capital City Bank Group, Inc.             4,960    122,314       0.0%
     Capitol Federal Financial, Inc.          32,297    445,376       0.1%
 #   Carolina Financial Corp.                  2,029     74,769       0.0%
     Central Pacific Financial Corp.           6,301    196,087       0.1%
     Central Valley Community Bancorp          1,886     38,097       0.0%
     Century Bancorp, Inc. Class A               503     42,730       0.0%
     Charter Financial Corp.                   2,587     49,593       0.0%
     Chemical Financial Corp.                 14,033    739,399       0.2%
     Chemung Financial Corp.                     665     31,415       0.0%
 #   CIT Group, Inc.                          21,836  1,017,994       0.3%
     Citizens & Northern Corp.                 1,038     25,358       0.0%
     Citizens Community Bancorp, Inc.          2,054     27,955       0.0%
     Citizens Holding Co.                        171      4,190       0.0%
     City Holding Co.                          1,803    127,093       0.0%
 #   Civista Bancshares, Inc.                  1,249     28,190       0.0%
     Clifton Bancorp, Inc.                     6,789    115,617       0.0%
     CNB Financial Corp.                       2,716     78,085       0.0%
     CNO Financial Group, Inc.                28,026    671,783       0.2%
     Codorus Valley Bancorp, Inc.                980     30,996       0.0%
     Columbia Banking System, Inc.            11,315    492,316       0.2%
     Community Bank System, Inc.               9,437    521,772       0.2%
 #*  Community Bankers Trust Corp.             2,739     23,692       0.0%
     Community Trust Bancorp, Inc.             3,209    154,995       0.1%
     ConnectOne Bancorp, Inc.                  9,282    249,222       0.1%
 *   Consumer Portfolio Services, Inc.         5,621     24,451       0.0%
 #*  Cowen, Inc.                               5,122     76,830       0.0%
 *   Customers Bancorp, Inc.                   5,898    161,251       0.1%
     Dime Community Bancshares, Inc.          10,533    232,253       0.1%
     DNB Financial Corp.                         372     12,536       0.0%
     Donegal Group, Inc. Class A               7,034    120,563       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                                 SHARES  VALUE+  OF NET ASSETS**
                                                 ------ -------- ---------------
Financials -- (Continued)
    Donegal Group, Inc. Class B                     592 $  9,176       0.0%
    EMC Insurance Group, Inc.                     5,269  155,225       0.1%
    Employers Holdings, Inc.                      9,698  462,595       0.1%
#*  Encore Capital Group, Inc.                    3,776  175,395       0.1%
*   Enova International, Inc.                     9,765  145,010       0.0%
*   Enstar Group, Ltd.                            2,946  671,099       0.2%
*   Entegra Financial Corp.                         866   23,599       0.0%
    Enterprise Bancorp, Inc.                        353   12,743       0.0%
    Enterprise Financial Services Corp.           3,802  165,767       0.1%
*   Equity Bancshares, Inc. Class A               1,423   48,510       0.0%
    ESSA Bancorp, Inc.                            1,308   21,150       0.0%
*   Ezcorp, Inc. Class A                         18,858  193,294       0.1%
    Farmers Capital Bank Corp.                    1,942   80,787       0.0%
    Farmers National Banc Corp.                   5,114   74,153       0.0%
    FBL Financial Group, Inc. Class A             4,662  360,606       0.1%
*   FCB Financial Holdings, Inc. Class A          6,156  287,485       0.1%
    Federal Agricultural Mortgage Corp. Class C   1,100   81,664       0.0%
    Federated National Holding Co.                5,094   78,142       0.0%
#   Fidelity & Guaranty Life                      3,407  105,958       0.0%
    Fidelity Southern Corp.                       7,021  153,971       0.1%
    Financial Institutions, Inc.                  3,871  126,969       0.0%
*   First Acceptance Corp.                        5,500    5,528       0.0%
    First American Financial Corp.               10,528  572,934       0.2%
*   First BanCorp(318672706)                     54,205  279,156       0.1%
    First Bancorp(318910106)                      5,387  197,703       0.1%
    First Bancorp, Inc.                           1,809   56,459       0.0%
    First Bank                                    1,860   23,994       0.0%
    First Busey Corp.                             3,479  108,266       0.0%
    First Business Financial Services, Inc.         600   13,338       0.0%
    First Citizens BancShares, Inc. Class A       2,236  905,580       0.3%
    First Commonwealth Financial Corp.           23,663  344,533       0.1%
    First Community Bancshares, Inc.              5,263  157,206       0.1%
    First Connecticut Bancorp, Inc.               2,886   76,190       0.0%
    First Defiance Financial Corp.                2,005  108,671       0.0%
    First Financial Bancorp                      12,228  333,824       0.1%
    First Financial Corp.                         1,400   66,500       0.0%
    First Financial Northwest, Inc.               2,949   49,042       0.0%
*   First Foundation, Inc.                        3,016   55,826       0.0%
    First Internet Bancorp                          953   35,928       0.0%
    First Interstate Bancsystem, Inc. Class A     8,004  314,557       0.1%
    First Merchants Corp.                         9,652  415,036       0.1%
    First Mid-Illinois Bancshares, Inc.             395   15,247       0.0%
    First Midwest Bancorp, Inc.                  21,511  496,689       0.2%
*   First Northwest Bancorp                       1,905   32,233       0.0%
    First of Long Island Corp. (The)              1,596   50,354       0.0%
#   First South Bancorp, Inc.                       720   13,428       0.0%
    FirstCash, Inc.                               3,202  204,448       0.1%
*   Flagstar Bancorp, Inc.                       14,114  527,440       0.2%
    Flushing Financial Corp.                      6,308  189,114       0.1%
    FNB Corp.                                    66,728  900,161       0.3%
*   FNFV Group                                   16,608  286,488       0.1%
*   Franklin Financial Network, Inc.              2,091   71,721       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES   VALUE+   OF NET ASSETS**
                                            ------ ---------- ---------------
   Financials -- (Continued)
       FS Bancorp, Inc.                        299 $   16,230       0.0%
       Fulton Financial Corp.               36,241    659,586       0.2%
   #   Gain Capital Holdings, Inc.          17,960    132,545       0.0%
   *   Genworth Financial, Inc. Class A     77,912    257,889       0.1%
   *   Global Indemnity, Ltd.                3,015    126,540       0.0%
       Great Southern Bancorp, Inc.          3,414    183,502       0.1%
       Great Western Bancorp, Inc.          12,578    510,541       0.2%
   *   Green Bancorp, Inc.                   8,650    191,597       0.1%
   *   Green Dot Corp. Class A               9,500    537,890       0.2%
   #   Greenhill & Co., Inc.                 4,000     73,200       0.0%
   *   Greenlight Capital Re, Ltd. Class A   9,416    207,623       0.1%
       Guaranty Bancorp                      3,101     88,223       0.0%
       Guaranty Federal Bancshares, Inc.       100      2,114       0.0%
   *   Hallmark Financial Services, Inc.     5,065     58,703       0.0%
       Hancock Holding Co.                  20,809  1,014,439       0.3%
       Hanmi Financial Corp.                 6,076    186,837       0.1%
       Hanover Insurance Group, Inc. (The)  10,453  1,028,366       0.3%
       HCI Group, Inc.                       3,566    133,582       0.0%
       Heartland Financial USA, Inc.         4,608    226,944       0.1%
       Heritage Commerce Corp.               9,691    149,048       0.1%
       Heritage Financial Corp.              8,641    263,550       0.1%
   #   Heritage Insurance Holdings, Inc.     8,054    129,186       0.0%
       Hilltop Holdings, Inc.               21,057    496,103       0.2%
   *   HMN Financial, Inc.                     750     13,763       0.0%
       Home Bancorp, Inc.                      724     31,016       0.0%
       Home BancShares, Inc.                 5,418    121,797       0.0%
   *   HomeStreet, Inc.                      6,669    193,734       0.1%
   *   HomeTrust Bancshares, Inc.            4,946    129,833       0.0%
       Hope Bancorp, Inc.                   36,109    666,211       0.2%
       HopFed Bancorp, Inc.                    683      9,842       0.0%
       Horace Mann Educators Corp.           6,758    296,000       0.1%
       Horizon Bancorp                       5,596    154,002       0.1%
   #*  Howard Bancorp, Inc.                    700     14,630       0.0%
       Iberiabank Corp.                     10,939    806,751       0.3%
       Independence Holding Co.              4,791    130,076       0.0%
       Independent Bank Corp.(453836108)     4,115    296,691       0.1%
       Independent Bank Corp.(453838609)     3,881     87,323       0.0%
       Independent Bank Group, Inc.          3,205    201,594       0.1%
       Infinity Property & Casualty Corp.    2,098    197,946       0.1%
       International Bancshares Corp.       19,438    789,183       0.2%
   *   INTL. FCStone, Inc.                   3,667    152,217       0.1%
       Investment Technology Group, Inc.     9,273    217,637       0.1%
   #   Investors Bancorp, Inc.              75,714  1,041,067       0.3%
       Investors Title Co.                     125     23,713       0.0%
       James River Group Holdings, Ltd.      4,243    179,564       0.1%
       Kearny Financial Corp.               22,071    332,169       0.1%
       Kemper Corp.                         13,671    876,311       0.3%
       Kentucky First Federal Bancorp          120      1,152       0.0%
       Kingstone Cos., Inc.                    314      5,087       0.0%
       Lakeland Bancorp, Inc.                8,519    175,065       0.1%
       Landmark Bancorp, Inc.                  196      5,949       0.0%
       LCNB Corp.                              950     19,380       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES    VALUE+   OF NET ASSETS**
                                               ------- ---------- ---------------
Financials -- (Continued)
    LegacyTexas Financial Group, Inc.            9,427 $  376,043       0.1%
    Legg Mason, Inc.                            22,003    840,075       0.3%
    Macatawa Bank Corp.                          6,205     62,298       0.0%
    Mackinac Financial Corp.                     1,448     22,444       0.0%
    Maiden Holdings, Ltd.                       25,102    207,091       0.1%
    MainSource Financial Group, Inc.             5,846    220,336       0.1%
*   Malvern Bancorp, Inc.                          496     13,392       0.0%
    Marlin Business Services Corp.               3,590     78,621       0.0%
    MB Financial, Inc.                          15,855    728,379       0.2%
#*  MBIA, Inc.                                  33,114    240,076       0.1%
    MBT Financial Corp.                          6,681     70,485       0.0%
    Mercantile Bank Corp.                        3,478    125,556       0.0%
    Meridian Bancorp, Inc.                      11,551    227,555       0.1%
    Meta Financial Group, Inc.                   2,013    175,634       0.1%
*   MGIC Investment Corp.                        1,576     22,537       0.0%
    Midland States Bancorp, Inc.                 1,751     56,820       0.0%
    MidSouth Bancorp, Inc.                       2,318     30,366       0.0%
    MidWestOne Financial Group, Inc.             2,011     70,807       0.0%
    MutualFirst Financial, Inc.                    414     16,022       0.0%
    National Bank Holdings Corp. Class A         7,014    230,199       0.1%
*   National Commerce Corp.                      1,328     54,116       0.0%
    National General Holdings Corp.             16,565    334,282       0.1%
    National Western Life Group, Inc. Class A      759    271,403       0.1%
#*  Nationstar Mortgage Holdings, Inc.          20,495    399,038       0.1%
    Navient Corp.                               71,362    889,171       0.3%
    Navigators Group, Inc. (The)                 6,932    402,056       0.1%
    NBT Bancorp, Inc.                            8,450    322,283       0.1%
    Nelnet, Inc. Class A                         8,117    475,169       0.1%
    New York Community Bancorp, Inc.           100,738  1,265,269       0.4%
    NewStar Financial, Inc.                     12,126    148,907       0.0%
*   Nicholas Financial, Inc.                     1,554     13,722       0.0%
*   Nicolet Bankshares, Inc.                       510     29,039       0.0%
*   NMI Holdings, Inc. Class A                  21,820    317,481       0.1%
    Northeast Bancorp                            1,166     30,025       0.0%
    Northfield Bancorp, Inc.                    11,826    201,752       0.1%
    Northrim BanCorp, Inc.                       1,773     57,623       0.0%
    Northwest Bancshares, Inc.                  30,453    513,742       0.2%
#   Norwood Financial Corp.                         66      1,971       0.0%
    OceanFirst Financial Corp.                   3,249     90,160       0.0%
#*  Ocwen Financial Corp.                       15,331     53,505       0.0%
    OFG Bancorp                                 15,064    134,070       0.0%
#   Ohio Valley Banc Corp.                         197      7,013       0.0%
    Old Line Bancshares, Inc.                    1,600     48,240       0.0%
    Old National Bancorp                        39,933    726,781       0.2%
    Old Republic International Corp.            58,070  1,178,240       0.4%
    Old Second Bancorp, Inc.                     4,622     63,321       0.0%
*   On Deck Capital, Inc.                       12,852     63,360       0.0%
*   OneMain Holdings, Inc.                       6,700    212,859       0.1%
    Oppenheimer Holdings, Inc. Class A           5,995    130,391       0.0%
*   Opus Bank                                    6,415    166,148       0.1%
    Oritani Financial Corp.                     13,209    223,893       0.1%
    Orrstown Financial Services, Inc.              570     14,535       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                    SHARES   VALUE+   OF NET ASSETS**
                                                    ------ ---------- ---------------
Financials -- (Continued)
    Pacific Continental Corp.                        7,079 $  198,212       0.1%
*   Pacific Premier Bancorp, Inc.                    2,546    102,858       0.0%
    PacWest Bancorp                                 27,612  1,334,204       0.4%
    Park Sterling Corp.                             13,511    169,833       0.1%
#   Parke Bancorp, Inc.                                640     13,792       0.0%
    Patriot National Bancorp, Inc.                      60      1,038       0.0%
    Peapack Gladstone Financial Corp.                3,387    117,495       0.0%
    Penns Woods Bancorp, Inc.                          733     35,492       0.0%
#   People's United Financial, Inc.                 81,193  1,515,061       0.5%
    People's Utah Bancorp                            1,308     40,679       0.0%
    Peoples Bancorp, Inc.                            6,526    216,141       0.1%
*   PHH Corp.                                       19,603    258,956       0.1%
    Pinnacle Financial Partners, Inc.               16,484  1,091,241       0.3%
    Piper Jaffray Cos.                               1,891    138,232       0.0%
    Popular, Inc.                                   24,047    882,044       0.3%
#*  PRA Group, Inc.                                  8,385    233,941       0.1%
    Premier Financial Bancorp, Inc.                  1,481     30,657       0.0%
    Prosperity Bancshares, Inc.                     15,628  1,028,010       0.3%
    Provident Financial Holdings, Inc.               3,183     61,527       0.0%
    Provident Financial Services, Inc.              15,607    424,510       0.1%
#   Prudential Bancorp, Inc.                         1,535     28,014       0.0%
    QCR Holdings, Inc.                               1,909     91,155       0.0%
    Radian Group, Inc.                              39,262    822,932       0.3%
*   Regional Management Corp.                        2,881     71,132       0.0%
    RenaissanceRe Holdings, Ltd.                     9,693  1,341,123       0.4%
    Renasant Corp.                                  11,105    459,747       0.1%
    Republic Bancorp, Inc. Class A                   2,681    105,417       0.0%
    Riverview Bancorp, Inc.                          6,235     55,367       0.0%
*   Royal Bancshares of Pennsylvania, Inc. Class A   2,555     11,242       0.0%
    S&T Bancorp, Inc.                                8,236    336,770       0.1%
    Safety Insurance Group, Inc.                     3,256    267,643       0.1%
    Sandy Spring Bancorp, Inc.                       5,167    208,798       0.1%
*   Santander Consumer USA Holdings, Inc.           62,361  1,037,687       0.3%
*   Seacoast Banking Corp. of Florida                7,866    194,998       0.1%
#   Selective Insurance Group, Inc.                 10,000    596,000       0.2%
    Shore Bancshares, Inc.                           3,076     50,631       0.0%
    SI Financial Group, Inc.                         2,784     41,760       0.0%
    Sierra Bancorp                                   3,011     79,671       0.0%
    Simmons First National Corp. Class A             7,812    450,729       0.1%
#*  SmartFinancial, Inc.                               598     14,047       0.0%
    South State Corp.                                4,453    400,993       0.1%
*   Southern First Bancshares, Inc.                    266     10,254       0.0%
    Southern Missouri Bancorp, Inc.                    606     22,380       0.0%
    Southside Bancshares, Inc.                       3,410    120,748       0.0%
    Southwest Georgia Financial Corp.                   98      2,058       0.0%
    State Auto Financial Corp.                      10,309    264,323       0.1%
    State Bank Financial Corp.                       6,607    191,008       0.1%
    State National Cos., Inc.                        1,626     34,179       0.0%
    Sterling Bancorp                                20,993    525,875       0.2%
    Stewart Information Services Corp.               5,117    194,139       0.1%
    Stifel Financial Corp.                          13,513    716,594       0.2%
    Sun Bancorp, Inc.                                2,758     69,915       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE+    OF NET ASSETS**
                                             ------ ----------- ---------------
 Financials -- (Continued)
     TCF Financial Corp.                     33,961 $   618,769       0.2%
     Territorial Bancorp, Inc.                2,769      87,473       0.0%
 *   Third Point Reinsurance, Ltd.           22,738     379,725       0.1%
     Timberland Bancorp, Inc.                   940      28,491       0.0%
     Tiptree, Inc.                            7,900      52,535       0.0%
     Towne Bank                              10,053     336,775       0.1%
     Trico Bancshares                         4,901     202,999       0.1%
 *   TriState Capital Holdings, Inc.          4,592     104,009       0.0%
 *   Triumph Bancorp, Inc.                    2,264      70,184       0.0%
     TrustCo Bank Corp. NY                   18,233     167,288       0.1%
     Trustmark Corp.                         19,644     647,073       0.2%
     Umpqua Holdings Corp.                   54,549   1,116,073       0.3%
 *   Unico American Corp.                     1,400      13,755       0.0%
     Union Bankshares Corp.                  11,389     393,034       0.1%
     United Bankshares, Inc.                 21,246     763,794       0.2%
     United Community Banks, Inc.            14,166     388,432       0.1%
     United Community Financial Corp.        12,743     117,618       0.0%
     United Financial Bancorp, Inc.          13,091     239,696       0.1%
     United Fire Group, Inc.                  6,646     306,314       0.1%
 #   United Insurance Holdings Corp.          4,762      74,954       0.0%
     Unity Bancorp, Inc.                        653      12,897       0.0%
 #   Universal Insurance Holdings, Inc.       2,726      65,015       0.0%
     Univest Corp. of Pennsylvania            5,246     153,708       0.1%
     Validus Holdings, Ltd.                  17,385     905,411       0.3%
 #   Valley National Bancorp                 52,055     598,632       0.2%
 #   Virtus Investment Partners, Inc.         1,103     128,389       0.0%
 #   Waddell & Reed Financial, Inc. Class A   4,885      91,301       0.0%
 *   Walker & Dunlop, Inc.                    4,141     227,299       0.1%
     Washington Federal, Inc.                13,458     468,338       0.1%
     WashingtonFirst Bankshares, Inc.           525      18,344       0.0%
     Waterstone Financial, Inc.               6,928     133,018       0.0%
     WesBanco, Inc.                          10,937     441,855       0.1%
     West Bancorporation, Inc.                  281       6,870       0.0%
     Western New England Bancorp, Inc.        6,814      71,888       0.0%
     White Mountains Insurance Group, Ltd.      792     704,207       0.2%
     Wintrust Financial Corp.                 5,336     433,763       0.1%
 #*  World Acceptance Corp.                   1,743     152,513       0.1%
     WSFS Financial Corp.                     4,894     243,232       0.1%
 #*  Xenith Bankshares, Inc.                  6,801     217,496       0.1%
                                                    -----------      ----
 Total Financials                                    83,582,151      25.6%
                                                    -----------      ----
 Health Care -- (5.5%)
 #*  Acadia Healthcare Co., Inc.             19,707     618,011       0.2%
     Aceto Corp.                              7,929      79,845       0.0%
 #*  Achillion Pharmaceuticals, Inc.         23,464      94,325       0.0%
 *   Acorda Therapeutics, Inc.               20,814     553,132       0.2%
 *   Addus HomeCare Corp.                     6,024     216,864       0.1%
 *   Adverum Biotechnologies, Inc.            8,369      27,199       0.0%
 *   Allscripts Healthcare Solutions, Inc.   71,173     959,412       0.3%
 *   Almost Family, Inc.                      6,296     278,598       0.1%
 *   AMAG Pharmaceuticals, Inc.                 953      14,962       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES   VALUE+   OF NET ASSETS**
                                            ------ ---------- ---------------
   Health Care -- (Continued)
   *   American Shared Hospital Services       400 $    1,240       0.0%
   *   Amphastar Pharmaceuticals, Inc.      14,580    263,461       0.1%
       Analogic Corp.                        2,683    215,445       0.1%
   *   AngioDynamics, Inc.                  12,603    213,873       0.1%
   *   ANI Pharmaceuticals, Inc.             1,164     67,605       0.0%
   *   Anika Therapeutics, Inc.              1,804     98,552       0.0%
   *   Applied Genetic Technologies Corp.    4,817     16,378       0.0%
   *   Aptevo Therapeutics, Inc.             3,731     10,652       0.0%
   *   Ardelyx, Inc.                         3,800     20,330       0.0%
   *   Brookdale Senior Living, Inc.        42,226    423,527       0.1%
   *   Cascadian Therapeutics, Inc.         10,701     49,118       0.0%
   #*  Celldex Therapeutics, Inc.           12,323     30,068       0.0%
   *   Cempra, Inc.                         10,223     23,513       0.0%
   *   Chimerix, Inc.                       16,157     79,492       0.0%
   #*  Community Health Systems, Inc.       24,070    142,013       0.1%
   *   Concert Pharmaceuticals, Inc.           303      5,166       0.0%
       CONMED Corp.                          6,019    314,312       0.1%
   *   Cross Country Healthcare, Inc.        6,772     92,438       0.0%
   *   CryoLife, Inc.                        7,782    151,360       0.1%
   #*  Cumberland Pharmaceuticals, Inc.      3,402     25,209       0.0%
   #*  Depomed, Inc.                        14,644     70,877       0.0%
       Digirad Corp.                         7,000     14,000       0.0%
   #*  Diplomat Pharmacy, Inc.               1,000     21,050       0.0%
   *   Emergent BioSolutions, Inc.           8,915    365,426       0.1%
   *   Endo International P.L.C.            46,193    294,711       0.1%
       Ensign Group, Inc. (The)             10,164    234,585       0.1%
   *   Envision Healthcare Corp.            25,423  1,083,020       0.3%
   #*  Esperion Therapeutics, Inc.           1,572     71,903       0.0%
   #*  Evolent Health, Inc. Class A          9,469    153,871       0.1%
   *   Exactech, Inc.                        3,062    128,145       0.0%
   *   Five Star Senior Living, Inc.         3,016      4,524       0.0%
   *   FONAR Corp.                           1,830     58,377       0.0%
   *   Haemonetics Corp.                     9,118    433,652       0.1%
   *   Halyard Health, Inc.                 15,387    648,562       0.2%
   *   Harvard Bioscience, Inc.              8,680     29,078       0.0%
   *   HealthStream, Inc.                    4,773    116,748       0.0%
   *   HMS Holdings Corp.                   15,665    301,395       0.1%
   *   Horizon Pharma P.L.C.                18,551    251,552       0.1%
   *   Impax Laboratories, Inc.              2,601     47,208       0.0%
   *   INC Research Holdings, Inc. Class A  11,019    629,736       0.2%
   *   InfuSystem Holdings, Inc.             2,347      4,694       0.0%
   *   Integer Holdings Corp.                8,618    418,835       0.1%
   #*  Intra-Cellular Therapies, Inc.        6,492    101,210       0.0%
   #   Invacare Corp.                       11,626    180,203       0.1%
       Kewaunee Scientific Corp.               637     18,154       0.0%
   *   Kindred Biosciences, Inc.             7,326     54,579       0.0%
       Kindred Healthcare, Inc.             33,984    205,603       0.1%
   *   LHC Group, Inc.                       3,928    262,430       0.1%
   *   LifePoint Health, Inc.                8,598    413,994       0.1%
   *   LivaNova P.L.C.                       5,838    431,428       0.1%
       Luminex Corp.                         8,320    177,632       0.1%
   *   Magellan Health, Inc.                 4,731    403,554       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE+    OF NET ASSETS**
                                            ------ ----------- ---------------
  Health Care -- (Continued)
  *   Mallinckrodt P.L.C.                   20,849 $   660,288       0.2%
  *   MEDNAX, Inc.                          13,413     587,355       0.2%
  *   MEI Pharma, Inc.                       5,727      15,005       0.0%
  *   Merit Medical Systems, Inc.            9,607     365,546       0.1%
  #   Merrimack Pharmaceuticals, Inc.        3,286      38,578       0.0%
  *   Micron Solutions, Inc.                   291       1,053       0.0%
  #*  Mirati Therapeutics, Inc.              2,576      33,617       0.0%
  #*  Molina Healthcare, Inc.               11,038     748,708       0.2%
  #*  Myriad Genetics, Inc.                  6,954     238,383       0.1%
      National HealthCare Corp.              2,014     128,896       0.1%
  *   Natus Medical, Inc.                    4,041     171,338       0.1%
  *   Neurotrope, Inc.                       2,200       9,878       0.0%
  *   Nuvectra Corp.                         5,379      75,360       0.0%
  *   OraSure Technologies, Inc.            12,872     254,222       0.1%
  *   Orthofix International NV              2,324     124,868       0.0%
  *   Otonomy, Inc.                          9,002      26,781       0.0%
      Owens & Minor, Inc.                   13,325     327,395       0.1%
  *   PDL BioPharma, Inc.                   32,650      96,644       0.0%
  *   PharMerica Corp.                       7,632     223,618       0.1%
  *   Prestige Brands Holdings, Inc.         7,081     332,099       0.1%
  *   Providence Service Corp. (The)         2,891     160,740       0.1%
  *   Quorum Health Corp.                   11,065      63,292       0.0%
  *   RTI Surgical, Inc.                    21,275      95,737       0.0%
  *   SeaSpine Holdings Corp.                2,563      25,681       0.0%
  *   Select Medical Holdings Corp.         26,235     502,400       0.2%
  *   Spectrum Pharmaceuticals, Inc.        11,345     222,249       0.1%
  #*  Taro Pharmaceutical Industries, Ltd.   1,796     201,906       0.1%
  *   Triple-S Management Corp. Class B      4,208     101,034       0.0%
  *   United Therapeutics Corp.              6,174     732,175       0.2%
  #*  Versartis, Inc.                        4,608       8,294       0.0%
  *   VWR Corp.                             13,887     459,660       0.2%
  *   Zafgen, Inc.                           8,180      29,121       0.0%
                                                   -----------       ---
  Total Health Care                                 19,778,757       6.1%
                                                   -----------       ---
  Industrials -- (18.5%)
      AAR Corp.                              6,561     255,157       0.1%
      ABM Industries, Inc.                  14,936     626,864       0.2%
  *   Acacia Research Corp.                 14,679      66,056       0.0%
  *   ACCO Brands Corp.                     28,133     367,136       0.1%
      Acme United Corp.                        100       2,250       0.0%
      Actuant Corp. Class A                 22,690     578,595       0.2%
  *   AECOM                                 59,965   2,102,373       0.6%
  *   Aegion Corp.                           6,770     157,673       0.1%
  *   Aerovironment, Inc.                    2,605     133,272       0.0%
      AGCO Corp.                            14,424     989,054       0.3%
      Air Lease Corp.                       42,726   1,856,445       0.6%
  *   Air Transport Services Group, Inc.    16,999     411,376       0.1%
      Aircastle, Ltd.                       20,315     472,527       0.1%
      Alamo Group, Inc.                      5,793     611,161       0.2%
      Alaska Air Group, Inc.                   520      34,336       0.0%
      Albany International Corp. Class A    10,238     617,863       0.2%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                 SHARES   VALUE+   OF NET ASSETS**
                                                 ------ ---------- ---------------
Industrials -- (Continued)
*   Alpha PRO Tech, Ltd.                          3,388 $   14,060       0.0%
    AMERCO                                        3,997  1,569,382       0.5%
*   Ameresco, Inc. Class A                        5,950     45,815       0.0%
    American Railcar Industries, Inc.             3,348    133,250       0.0%
*   AMREP Corp.                                     600      4,266       0.0%
    Apogee Enterprises, Inc.                      3,894    185,861       0.1%
*   ARC Document Solutions, Inc.                 15,133     66,888       0.0%
*   ARC Group Worldwide, Inc.                     2,464      6,530       0.0%
    ArcBest Corp.                                 8,910    290,466       0.1%
*   Armstrong Flooring, Inc.                      9,365    138,602       0.0%
*   Arotech Corp.                                 8,575     34,300       0.0%
    Astec Industries, Inc.                        5,900    306,505       0.1%
*   Astronics Corp.                               5,605    192,812       0.1%
*   Atlas Air Worldwide Holdings, Inc.            6,497    398,591       0.1%
    AZZ, Inc.                                    11,219    536,268       0.2%
#*  Babcock & Wilcox Enterprises, Inc.           14,427     63,190       0.0%
    Barnes Group, Inc.                           11,316    736,558       0.2%
*   Beacon Roofing Supply, Inc.                   3,910    216,653       0.1%
*   BMC Stock Holdings, Inc.                     12,542    269,026       0.1%
    Brady Corp. Class A                           8,910    339,025       0.1%
    Briggs & Stratton Corp.                       7,571    190,789       0.1%
*   Broadwind Energy, Inc.                        2,514      6,926       0.0%
*   CAI International, Inc.                       5,765    213,420       0.1%
    Carlisle Cos., Inc.                           1,106    121,472       0.0%
*   CBIZ, Inc.                                   17,838    302,354       0.1%
    CECO Environmental Corp.                      9,481     83,148       0.0%
#   Celadon Group, Inc.                           8,097     59,513       0.0%
*   Chart Industries, Inc.                       11,609    504,991       0.2%
#   Chicago Bridge & Iron Co. NV                  8,603    119,926       0.0%
    CIRCOR International, Inc.                    3,745    164,593       0.1%
*   Civeo Corp.                                  16,263     33,990       0.0%
*   Clean Harbors, Inc.                          11,053    591,446       0.2%
*   Colfax Corp.                                 33,031  1,377,723       0.4%
    Columbus McKinnon Corp.                       5,038    199,303       0.1%
*   Commercial Vehicle Group, Inc.                7,625     61,915       0.0%
    CompX International, Inc.                       200      2,970       0.0%
    Copa Holdings SA Class A                      2,214    272,743       0.1%
    Costamare, Inc.                               9,786     60,771       0.0%
*   Covenant Transportation Group, Inc. Class A   2,919     86,694       0.0%
*   CPI Aerostructures, Inc.                      3,207     29,985       0.0%
    CRA International, Inc.                       3,010    127,203       0.0%
*   CSW Industrials, Inc.                         2,777    136,212       0.0%
    Cubic Corp.                                   7,062    385,232       0.1%
    Curtiss-Wright Corp.                          3,672    434,214       0.1%
    DMC Global, Inc.                              1,787     38,867       0.0%
*   Ducommun, Inc.                                3,539    116,681       0.0%
*   DXP Enterprises, Inc.                         3,022     96,916       0.0%
#*  Eagle Bulk Shipping, Inc.                     1,924      9,043       0.0%
    Eastern Co. (The)                               510     14,739       0.0%
*   Echo Global Logistics, Inc.                   6,865    165,103       0.1%
    Ecology and Environment, Inc. Class A           210      2,468       0.0%
    EMCOR Group, Inc.                             2,008    161,664       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE+   OF NET ASSETS**
                                              ------ ---------- ---------------
Industrials -- (Continued)
    Encore Wire Corp.                          5,068 $  228,820       0.1%
    EnerSys                                    4,033    279,769       0.1%
*   Engility Holdings, Inc.                   12,069    406,363       0.1%
    Ennis, Inc.                                6,015    121,202       0.0%
    ESCO Technologies, Inc.                    5,649    327,360       0.1%
    Essendant, Inc.                           10,698    103,557       0.0%
*   Esterline Technologies Corp.               7,691    729,491       0.2%
    Federal Signal Corp.                      18,356    391,901       0.1%
    Fluor Corp.                                1,069     46,063       0.0%
    Forward Air Corp.                          3,308    190,012       0.1%
*   Franklin Covey Co.                         3,400     65,960       0.0%
    Franklin Electric Co., Inc.                1,453     66,111       0.0%
    FreightCar America, Inc.                   4,774     89,369       0.0%
*   FTI Consulting, Inc.                      11,265    481,579       0.2%
*   Fuel Tech, Inc.                            1,990      1,813       0.0%
#*  FuelCell Energy, Inc.                      5,143     11,263       0.0%
#   GATX Corp.                                 8,248    490,014       0.2%
*   Genco Shipping & Trading, Ltd.             2,204     26,470       0.0%
*   Gencor Industries, Inc.                    1,822     32,978       0.0%
*   Genesee & Wyoming, Inc. Class A           15,696  1,126,659       0.3%
*   Gibraltar Industries, Inc.                 7,121    236,773       0.1%
*   GMS, Inc.                                  5,066    172,497       0.1%
*   Goldfield Corp. (The)                      9,600     55,200       0.0%
    Gorman-Rupp Co. (The)                     10,071    322,071       0.1%
*   GP Strategies Corp.                        4,357    126,571       0.0%
    Graham Corp.                               2,240     43,165       0.0%
    Granite Construction, Inc.                 9,102    579,706       0.2%
*   Great Lakes Dredge & Dock Corp.           18,178     92,708       0.0%
#   Greenbrier Cos., Inc. (The)                4,175    217,935       0.1%
    Griffon Corp.                             10,863    244,961       0.1%
    Hardinge, Inc.                             3,769     62,339       0.0%
*   Hawaiian Holdings, Inc.                    7,309    244,851       0.1%
    Heidrick & Struggles International, Inc.   6,255    155,437       0.1%
*   Heritage-Crystal Clean, Inc.               3,150     61,583       0.0%
*   Hertz Global Holdings, Inc.               12,002    298,490       0.1%
*   Hill International, Inc.                   8,440     44,732       0.0%
*   Houston Wire & Cable Co.                   4,069     21,769       0.0%
*   Hub Group, Inc. Class A                    7,263    314,488       0.1%
*   Hudson Global, Inc.                        1,700      2,567       0.0%
#*  Hudson Technologies, Inc.                  6,479     38,356       0.0%
    Hurco Cos., Inc.                           1,730     77,417       0.0%
*   Huron Consulting Group, Inc.               6,466    236,656       0.1%
    Hyster-Yale Materials Handling, Inc.       2,438    191,359       0.1%
*   ICF International, Inc.                    4,105    220,438       0.1%
*   IES Holdings, Inc.                         1,262     23,599       0.0%
*   InnerWorkings, Inc.                       21,119    229,775       0.1%
    Insteel Industries, Inc.                   3,049     77,902       0.0%
    ITT, Inc.                                 12,781    596,106       0.2%
    Jacobs Engineering Group, Inc.            32,915  1,915,982       0.6%
*   JetBlue Airways Corp.                     84,042  1,609,404       0.5%
    Kadant, Inc.                               1,535    174,376       0.1%
    Kaman Corp.                                5,844    326,913       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE+   OF NET ASSETS**
                                              ------ ---------- ---------------
 Industrials -- (Continued)
 #   KBR, Inc.                                26,307 $  516,406       0.2%
     Kelly Services, Inc. Class A              9,154    240,842       0.1%
 *   Key Technology, Inc.                        987     16,601       0.0%
 #*  KEYW Holding Corp. (The)                  7,521     56,784       0.0%
 *   Kirby Corp.                              14,913  1,056,586       0.3%
 *   KLX, Inc.                                17,210    944,141       0.3%
     Knoll, Inc.                               2,300     48,806       0.0%
     Korn/Ferry International                 13,257    554,540       0.2%
 *   Lawson Products, Inc.                     1,607     40,416       0.0%
 #*  Layne Christensen Co.                     3,610     47,688       0.0%
     LB Foster Co. Class A                     3,630     90,387       0.0%
     LS Starrett Co. (The) Class A               489      4,157       0.0%
     LSC Communications, Inc.                  4,181     67,649       0.0%
     LSI Industries, Inc.                      7,336     50,985       0.0%
 *   Lydall, Inc.                                751     43,408       0.0%
     Macquarie Infrastructure Corp.              170     11,824       0.0%
     ManpowerGroup, Inc.                       6,624    816,607       0.3%
     Marten Transport, Ltd.                   14,216    279,344       0.1%
 *   Masonite International Corp.              2,738    183,720       0.1%
 *   MasTec, Inc.                             16,494    718,314       0.2%
     Matson, Inc.                              5,476    149,111       0.0%
     Matthews International Corp. Class A      4,193    263,530       0.1%
     Maxar Technologies, Ltd.                  4,796    303,587       0.1%
     McGrath RentCorp                          5,173    231,233       0.1%
 *   Mercury Systems, Inc.                     8,735    440,855       0.1%
 *   Milacron Holdings Corp.                     700     12,565       0.0%
     Miller Industries, Inc.                   3,056     86,332       0.0%
 *   Mistras Group, Inc.                       5,968    125,388       0.0%
     Mobile Mini, Inc.                         8,725    288,797       0.1%
 *   Moog, Inc. Class A                        6,808    597,470       0.2%
 *   MRC Global, Inc.                         12,329    211,442       0.1%
 *   MYR Group, Inc.                           3,242    103,387       0.0%
     National Presto Industries, Inc.            585     68,386       0.0%
 *   Navigant Consulting, Inc.                12,572    217,621       0.1%
 *   Nexeo Solutions, Inc.                     2,819     20,832       0.0%
     NN, Inc.                                  9,772    288,763       0.1%
 *   Northwest Pipe Co.                        4,013     73,197       0.0%
 #*  NOW, Inc.                                24,825    310,809       0.1%
 #*  NV5 Global, Inc.                          2,059    119,628       0.0%
 *   On Assignment, Inc.                      11,767    720,376       0.2%
     Orbital ATK, Inc.                         1,319    175,335       0.1%
 #*  Orion Energy Systems, Inc.                5,713      4,913       0.0%
 *   Orion Group Holdings, Inc.                8,609     61,985       0.0%
     Owens Corning                            19,593  1,620,145       0.5%
 *   PAM Transportation Services, Inc.         1,458     42,676       0.0%
     Park-Ohio Holdings Corp.                  2,900    136,735       0.0%
 *   Patriot Transportation Holding, Inc.        178      3,366       0.0%
 *   Perma-Pipe International Holdings, Inc.   1,500     12,525       0.0%
     Powell Industries, Inc.                   4,041    117,108       0.0%
     Preformed Line Products Co.               1,429    101,616       0.0%
     Primoris Services Corp.                  10,932    309,048       0.1%
     Quad/Graphics, Inc.                       2,231     50,844       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES   VALUE+   OF NET ASSETS**
                                              ------ ---------- ---------------
 Industrials -- (Continued)
     Quanex Building Products Corp.           10,042 $  220,422       0.1%
 *   Quanta Services, Inc.                    38,352  1,447,021       0.4%
 *   Radiant Logistics, Inc.                  12,254     59,800       0.0%
     Raven Industries, Inc.                    4,514    151,896       0.1%
 *   RCM Technologies, Inc.                    4,177     24,728       0.0%
     Regal Beloit Corp.                       10,781    874,878       0.3%
     Resources Connection, Inc.               10,756    169,407       0.1%
 #*  Revolution Lighting Technologies, Inc.    1,826     10,153       0.0%
 *   Rexnord Corp.                             4,700    119,944       0.0%
 *   Roadrunner Transportation Systems, Inc.  13,310    117,128       0.0%
 *   RPX Corp.                                17,489    227,707       0.1%
 *   Rush Enterprises, Inc. Class A            5,805    294,778       0.1%
 *   Rush Enterprises, Inc. Class B            1,650     78,523       0.0%
     Ryder System, Inc.                       11,573    938,339       0.3%
 *   Saia, Inc.                                4,947    320,566       0.1%
 *   Scorpio Bulkers, Inc.                    12,204     97,632       0.0%
 *   SIFCO Industries, Inc.                      659      4,811       0.0%
     Simpson Manufacturing Co., Inc.          10,283    573,174       0.2%
     SkyWest, Inc.                            13,482    635,002       0.2%
 *   SP Plus Corp.                             4,752    184,140       0.1%
     Spartan Motors, Inc.                      9,015    145,592       0.0%
 *   Sparton Corp.                             2,441     56,851       0.0%
 #*  Spirit Airlines, Inc.                    13,831    512,992       0.2%
 *   SPX FLOW, Inc.                            5,025    207,181       0.1%
     Steelcase, Inc. Class A                  17,798    258,961       0.1%
 *   Sterling Construction Co., Inc.           6,799    121,362       0.0%
 #*  Sunrun, Inc.                             13,402     76,927       0.0%
 #*  Team, Inc.                                6,832     84,034       0.0%
 *   Teledyne Technologies, Inc.               2,675    454,643       0.1%
     Terex Corp.                               6,824    321,479       0.1%
     Tetra Tech, Inc.                         13,163    648,278       0.2%
 *   Textainer Group Holdings, Ltd.            7,196    140,682       0.0%
 *   Thermon Group Holdings, Inc.              8,245    177,350       0.1%
     Titan International, Inc.                16,208    157,866       0.1%
 *   Titan Machinery, Inc.                     7,344    109,352       0.0%
 *   TriMas Corp.                              7,695    204,302       0.1%
     Trinity Industries, Inc.                 46,408  1,509,188       0.5%
     Triton International, Ltd.               13,391    534,301       0.2%
 #   Triumph Group, Inc.                      10,610    329,440       0.1%
 *   TrueBlue, Inc.                            9,453    256,176       0.1%
 *   Tutor Perini Corp.                       12,998    366,544       0.1%
 *   Twin Disc, Inc.                           2,022     43,170       0.0%
 *   Ultralife Corp.                             969      7,268       0.0%
     UniFirst Corp.                            2,279    358,942       0.1%
     Universal Forest Products, Inc.           4,394    496,083       0.2%
 *   USA Truck, Inc.                           4,457     62,844       0.0%
 #*  USG Corp.                                 9,184    315,287       0.1%
 *   Vectrus, Inc.                             1,937     59,098       0.0%
 *   Veritiv Corp.                             3,347    107,606       0.0%
     Viad Corp.                                4,624    268,423       0.1%
 *   Virco Manufacturing Corp.                 4,400     24,860       0.0%
     VSE Corp.                                 1,686     82,783       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE+    OF NET ASSETS**
                                             ------ ----------- ---------------
 Industrials -- (Continued)
 #   Wabash National Corp.                   14,256 $   320,760       0.1%
     Watts Water Technologies, Inc. Class A   4,368     294,403       0.1%
     Werner Enterprises, Inc.                16,559     590,328       0.2%
 *   Wesco Aircraft Holdings, Inc.           25,443     230,259       0.1%
 *   WESCO International, Inc.               13,228     835,348       0.3%
 *   Willis Lease Finance Corp.               2,293      57,531       0.0%
 #*  XPO Logistics, Inc.                     22,429   1,555,451       0.5%
                                                    -----------      ----
 Total Industrials                                   67,228,884      20.6%
                                                    -----------      ----
 Information Technology -- (11.0%)
 *   Actua Corp.                             16,954     261,939       0.1%
 *   Acxiom Corp.                            30,772     774,223       0.2%
 *   ADDvantage Technologies Group, Inc.      1,399       2,043       0.0%
     ADTRAN, Inc.                            23,808     502,349       0.2%
 *   Agilysys, Inc.                           6,504      79,804       0.0%
 #*  Airgain, Inc.                            1,645      14,344       0.0%
 *   Alpha & Omega Semiconductor, Ltd.        5,883     108,424       0.0%
 *   Amkor Technology, Inc.                  67,062     775,907       0.2%
 *   Amtech Systems, Inc.                     5,530      80,517       0.0%
 *   Anixter International, Inc.              8,704     597,965       0.2%
 *   ARRIS International P.L.C.              36,298   1,034,493       0.3%
 *   Arrow Electronics, Inc.                 32,324   2,701,963       0.8%
     AstroNova, Inc.                          1,475      18,364       0.0%
 #*  Asure Software, Inc.                     2,910      32,825       0.0%
 *   Aviat Networks, Inc.                     1,600      26,560       0.0%
     Avnet, Inc.                             44,699   1,779,020       0.6%
     AVX Corp.                               30,256     570,023       0.2%
 *   Aware, Inc.                              4,272      19,865       0.0%
 *   Axcelis Technologies, Inc.               8,620     283,598       0.1%
 *   AXT, Inc.                               15,336     142,625       0.1%
 *   Bankrate, Inc.                          19,350     268,965       0.1%
     Bel Fuse, Inc. Class B                   3,659     118,369       0.0%
     Belden, Inc.                             1,410     112,673       0.0%
 *   Benchmark Electronics, Inc.              9,349     289,352       0.1%
     Black Box Corp.                          6,583      20,407       0.0%
 *   Blackhawk Network Holdings, Inc.         6,181     209,845       0.1%
 *   Blucora, Inc.                           14,134     306,708       0.1%
 #*  BroadVision, Inc.                        1,325       5,499       0.0%
     Brocade Communications Systems, Inc.    75,774     882,767       0.3%
     Brooks Automation, Inc.                 15,210     523,072       0.2%
 *   BSQUARE Corp.                            2,065      11,048       0.0%
 *   CACI International, Inc. Class A         5,263     756,556       0.2%
 *   Calix, Inc.                             17,253      94,891       0.0%
 *   Cardtronics P.L.C. Class A               4,300      98,470       0.0%
 #*  Cars.com, Inc.                          14,200     338,244       0.1%
 *   Cirrus Logic, Inc.                       5,736     321,216       0.1%
 *   Clearfield, Inc.                         1,200      16,440       0.0%
 *   Coherent, Inc.                           1,132     297,388       0.1%
     Cohu, Inc.                               8,677     223,867       0.1%
     Communications Systems, Inc.             2,300       9,959       0.0%
     Computer Task Group, Inc.                2,470      12,449       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES   VALUE+   OF NET ASSETS**
                                            ------ ---------- ---------------
  Information Technology -- (Continued)
      Comtech Telecommunications Corp.       7,920 $  170,359       0.1%
  *   Control4 Corp.                         3,861    113,706       0.0%
      Convergys Corp.                       17,490    450,018       0.1%
  *   Cray, Inc.                            10,090    208,358       0.1%
  #*  Cree, Inc.                            27,514    982,250       0.3%
      CSP, Inc.                                 66        733       0.0%
      CTS Corp.                              8,123    220,946       0.1%
  #*  CyberOptics Corp.                        885     12,744       0.0%
      Daktronics, Inc.                      12,960    133,099       0.0%
  *   DHI Group, Inc.                       19,403     42,687       0.0%
  *   Digi International, Inc.               9,527     99,081       0.0%
  *   Diodes, Inc.                          12,034    413,248       0.1%
  *   DSP Group, Inc.                        3,572     47,865       0.0%
      DST Systems, Inc.                      4,467    261,855       0.1%
  *   EchoStar Corp. Class A                12,908    722,203       0.2%
  *   Edgewater Technology, Inc.             3,967     25,825       0.0%
  *   Electro Scientific Industries, Inc.   12,244    219,045       0.1%
  *   Electronics for Imaging, Inc.         10,573    326,283       0.1%
  *   Emcore Corp.                           3,590     29,617       0.0%
      Entegris, Inc.                         9,127    298,909       0.1%
  *   ePlus, Inc.                            2,040    195,024       0.1%
  *   Evolving Systems, Inc.                 2,454     11,288       0.0%
  *   Fabrinet                               7,685    285,728       0.1%
  *   FARO Technologies, Inc.                4,010    207,718       0.1%
  #*  Finisar Corp.                         26,998    635,533       0.2%
  *   First Solar, Inc.                      7,938    435,161       0.1%
  #*  Fitbit, Inc. Class A                  22,886    140,520       0.1%
  *   FormFactor, Inc.                      14,214    258,695       0.1%
  *   Frequency Electronics, Inc.            2,659     24,729       0.0%
  *   GSI Technology, Inc.                   4,816     33,327       0.0%
  #*  Harmonic, Inc.                        38,898    143,923       0.1%
  *   II-VI, Inc.                           13,153    594,516       0.2%
  #*  Infinera Corp.                        16,100    134,757       0.0%
  *   Insight Enterprises, Inc.              8,734    393,467       0.1%
  #*  Internap Corp.                         5,643     26,240       0.0%
  *   inTEST Corp.                           3,210     27,606       0.0%
  *   Intevac, Inc.                          5,464     45,898       0.0%
  *   IXYS Corp.                            11,153    275,479       0.1%
      Jabil, Inc.                           41,431  1,171,669       0.4%
  *   Kemet Corp.                            5,338    137,133       0.1%
  *   Key Tronic Corp.                       2,718     20,466       0.0%
  *   Kimball Electronics, Inc.              9,720    213,840       0.1%
  #*  Knowles Corp.                         24,185    400,504       0.1%
  *   Kulicke & Soffa Industries, Inc.      12,487    282,831       0.1%
  *   KVH Industries, Inc.                   3,206     37,029       0.0%
  *   Leaf Group, Ltd.                       1,123      7,917       0.0%
  *   Lightpath Technologies, Inc. Class A   1,873      7,454       0.0%
  *   Limelight Networks, Inc.              16,088     79,636       0.0%
  *   Liquidity Services, Inc.               6,518     37,153       0.0%
      ManTech International Corp. Class A    6,874    319,022       0.1%
  *   Marchex, Inc. Class B                  9,439     29,261       0.0%
  #*  Meet Group, Inc.(The)                 25,341     85,906       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                            SHARES  VALUE+  OF NET ASSETS**
                                            ------ -------- ---------------
     Information Technology -- (Continued)
         Methode Electronics, Inc.           2,862 $134,228       0.0%
     *   Microsemi Corp.                     1,348   71,943       0.0%
     *   MicroStrategy, Inc. Class A           653   86,366       0.0%
         MKS Instruments, Inc.                 534   58,019       0.0%
     *   ModusLink Global Solutions, Inc.   11,199   20,382       0.0%
         Monotype Imaging Holdings, Inc.     5,184  119,491       0.0%
         MTS Systems Corp.                   2,359  122,786       0.0%
     *   Nanometrics, Inc.                   5,858  165,606       0.1%
     *   Napco Security Technologies, Inc.   1,772   17,986       0.0%
     #*  NeoPhotonics Corp.                 13,287   69,225       0.0%
     *   NETGEAR, Inc.                       7,554  352,394       0.1%
     #*  Netscout Systems, Inc.             18,140  515,176       0.2%
         Network-1 Technologies, Inc.        3,000   12,600       0.0%
     *   Novanta, Inc.                       4,956  234,419       0.1%
     *   ON Semiconductor Corp.              5,560  118,539       0.0%
     *   Optical Cable Corp.                 1,600    3,920       0.0%
     #*  OSI Systems, Inc.                   3,974  351,222       0.1%
     *   PAR Technology Corp.                4,662   51,002       0.0%
         Park Electrochemical Corp.          6,663  125,797       0.0%
         PC Connection, Inc.                 6,242  168,534       0.1%
         PC-Tel, Inc.                        4,282   28,475       0.0%
     *   PCM, Inc.                           3,084   43,330       0.0%
     #*  PDF Solutions, Inc.                 3,423   50,147       0.0%
     *   Perficient, Inc.                    9,552  185,786       0.1%
     *   Photronics, Inc.                   18,041  174,998       0.1%
     *   Plexus Corp.                        7,190  441,682       0.1%
     *   PRGX Global, Inc.                   2,300   17,365       0.0%
     *   QuinStreet, Inc.                    3,508   31,221       0.0%
     *   Radisys Corp.                       8,698   11,481       0.0%
     *   Rambus, Inc.                       22,083  324,841       0.1%
     *   RealNetworks, Inc.                  5,224   24,657       0.0%
         Reis, Inc.                          1,044   19,053       0.0%
     #   RF Industries, Ltd.                   681    1,668       0.0%
         Richardson Electronics, Ltd.        3,224   21,343       0.0%
     *   Rogers Corp.                        4,113  625,505       0.2%
     *   Rubicon Project, Inc. (The)        13,046   46,444       0.0%
     *   Rudolph Technologies, Inc.          8,606  238,816       0.1%
     *   Sanmina Corp.                      20,163  659,834       0.2%
     *   ScanSource, Inc.                    6,350  272,732       0.1%
     *   Seachange International, Inc.       7,472   19,801       0.0%
     *   Sigma Designs, Inc.                10,655   64,463       0.0%
     *   SMTC Corp.                          1,377    1,997       0.0%
     *   SolarEdge Technologies, Inc.        2,454   80,614       0.0%
     *   Sonus Networks, Inc.               16,078  125,408       0.0%
     *   StarTek, Inc.                       2,093   24,990       0.0%
     *   Stratasys, Ltd.                     9,275  208,873       0.1%
     *   Super Micro Computer, Inc.         11,719  233,208       0.1%
     *   Sykes Enterprises, Inc.            10,441  302,162       0.1%
     #*  Synaptics, Inc.                     5,483  203,529       0.1%
     #*  Synchronoss Technologies, Inc.      8,428   95,489       0.0%
         SYNNEX Corp.                        7,365  993,391       0.3%
         Systemax, Inc.                      4,576  130,645       0.0%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                             SHARES    VALUE+    OF NET ASSETS**
                                             ------- ----------- ---------------
Information Technology -- (Continued)
*   Tech Data Corp.                            7,620 $   706,907       0.2%
*   TechTarget, Inc.                           8,427     105,000       0.0%
#*  Telaria, Inc.                                780       3,502       0.0%
*   Telenav, Inc.                              2,378      15,338       0.0%
    Tessco Technologies, Inc.                  1,784      28,544       0.0%
    TiVo Corp.                                35,879     651,204       0.2%
*   TTM Technologies, Inc.                    26,524     418,549       0.1%
*   Ultra Clean Holdings, Inc.                11,190     285,569       0.1%
*   VASCO Data Security International, Inc.    5,044      68,598       0.0%
*   Veeco Instruments, Inc.                    8,635     155,862       0.1%
*   VeriFone Systems, Inc.                    13,232     252,467       0.1%
*   Verint Systems, Inc.                      11,667     492,347       0.2%
*   Virtusa Corp.                              5,748     219,344       0.1%
#   Vishay Intertechnology, Inc.              36,768     818,088       0.3%
*   Vishay Precision Group, Inc.               2,563      62,922       0.0%
*   Xcerra Corp.                              19,154     188,667       0.1%
    Xerox Corp.                               19,585     593,621       0.2%
*   XO Group, Inc.                             4,411      88,044       0.0%
    Xperi Corp.                                5,209     119,807       0.0%
    YuMe, Inc.                                 9,918      41,656       0.0%
                                                     -----------      ----
Total Information Technology                          40,022,916      12.2%
                                                     -----------      ----
Materials -- (5.2%)
*   AgroFresh Solutions, Inc.                 10,796      63,696       0.0%
*   Alcoa Corp.                               10,145     484,728       0.1%
#*  Allegheny Technologies, Inc.              17,235     433,977       0.1%
    American Vanguard Corp.                    9,936     223,560       0.1%
    Ampco-Pittsburgh Corp.                     4,048      66,994       0.0%
    Ashland Global Holdings, Inc.              7,907     537,518       0.2%
*   Boise Cascade Co.                          9,960     353,082       0.1%
    Cabot Corp.                                7,039     429,097       0.1%
    Calgon Carbon Corp.                       10,876     236,009       0.1%
    Carpenter Technology Corp.                13,131     653,793       0.2%
#   CF Industries Holdings, Inc.               7,745     294,155       0.1%
*   Clearwater Paper Corp.                     4,361     201,260       0.1%
*   Coeur Mining, Inc.                        27,538     209,013       0.1%
    Commercial Metals Co.                     21,100     411,028       0.1%
    Core Molding Technologies, Inc.            2,490      57,793       0.0%
    Domtar Corp.                              15,067     712,970       0.2%
#*  Flotek Industries, Inc.                    8,072      39,714       0.0%
    Friedman Industries, Inc.                  1,905      11,278       0.0%
    FutureFuel Corp.                          14,713     223,343       0.1%
    Gold Resource Corp.                        4,795      17,406       0.0%
    Greif, Inc. Class A                        5,373     298,363       0.1%
    Greif, Inc. Class B                          966      60,713       0.0%
    Hawkins, Inc.                              2,037      77,610       0.0%
    Haynes International, Inc.                 3,948     140,865       0.0%
    HB Fuller Co.                             10,074     572,908       0.2%
    Hecla Mining Co.                         130,656     616,696       0.2%
    Huntsman Corp.                            30,630     980,773       0.3%
    Innophos Holdings, Inc.                    4,390     214,803       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES   VALUE+    OF NET ASSETS**
                                                ------ ----------- ---------------
Materials -- (Continued)
    Innospec, Inc.                               5,513 $   340,979       0.1%
#*  Intrepid Potash, Inc.                       25,774     103,611       0.0%
    KapStone Paper and Packaging Corp.          22,203     498,679       0.2%
*   Kraton Corp.                                 6,676     327,324       0.1%
    Kronos Worldwide, Inc.                       1,520      39,991       0.0%
#*  LSB Industries, Inc.                         3,651      27,565       0.0%
    Materion Corp.                               6,626     340,245       0.1%
    Mercer International, Inc.                  16,032     235,670       0.1%
    Minerals Technologies, Inc.                  6,685     480,652       0.1%
    Mosaic Co. (The)                            68,840   1,537,886       0.5%
    Olin Corp.                                  22,330     815,715       0.3%
    Olympic Steel, Inc.                          3,793      71,612       0.0%
    PH Glatfelter Co.                           10,635     222,910       0.1%
*   Platform Specialty Products Corp.           47,281     505,907       0.2%
    Reliance Steel & Aluminum Co.               21,094   1,620,863       0.5%
*   Resolute Forest Products, Inc.              21,514     128,008       0.0%
    Schnitzer Steel Industries, Inc. Class A     8,293     244,229       0.1%
    Schweitzer-Mauduit International, Inc.       6,213     262,375       0.1%
    Sonoco Products Co.                          3,655     189,292       0.1%
    Stepan Co.                                   4,884     390,036       0.1%
*   SunCoke Energy, Inc.                        19,275     213,760       0.1%
    Synalloy Corp.                                 842      12,041       0.0%
#*  TimkenSteel Corp.                           18,581     260,134       0.1%
*   Trecora Resources                            3,192      38,783       0.0%
    Tredegar Corp.                               6,533     126,414       0.0%
    Tronox, Ltd. Class A                        15,808     418,438       0.1%
*   UFP Technologies, Inc.                       1,242      38,316       0.0%
    United States Lime & Minerals, Inc.            941      85,490       0.0%
#   United States Steel Corp.                   25,274     639,938       0.2%
*   Universal Stainless & Alloy Products, Inc.   2,690      55,145       0.0%
*   Verso Corp. Class A                          3,603      25,257       0.0%
                                                       -----------       ---
Total Materials                                         18,920,410       5.8%
                                                       -----------       ---
Real Estate -- (0.7%)
    Alexander & Baldwin, Inc.                   10,885     492,437       0.2%
    Consolidated-Tomoka Land Co.                   650      38,038       0.0%
#*  Forestar Group, Inc.                         1,413      25,151       0.0%
*   FRP Holdings, Inc.                             536      23,772       0.0%
*   Howard Hughes Corp. (The)                    1,240     158,261       0.0%
    Jones Lang LaSalle, Inc.                       885     114,599       0.0%
#   Kennedy-Wilson Holdings, Inc.               14,296     278,057       0.1%
    RE/MAX Holdings, Inc. Class A                3,415     227,097       0.1%
#   Realogy Holdings Corp.                      27,392     885,583       0.3%
*   St Joe Co. (The)                             4,421      78,694       0.0%
    Stratus Properties, Inc.                       650      19,338       0.0%
#*  Tejon Ranch Co.                              5,994     112,987       0.0%
                                                       -----------       ---
Total Real Estate                                        2,454,014       0.7%
                                                       -----------       ---
Telecommunication Services -- (0.6%)
    ATN International, Inc.                      3,462     187,952       0.1%
    Consolidated Communications Holdings, Inc.   9,139     175,195       0.1%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                                         PERCENTAGE
                                                                                 SHARES      VALUE+    OF NET ASSETS**
                                                                                --------- ------------ ---------------
Telecommunication Services -- (Continued)
#         Frontier Communications Corp.                                            15,962 $    193,300        0.1%
*         General Communication, Inc. Class A                                         115        4,702        0.0%
*         Hawaiian Telcom Holdco, Inc.                                                670       20,201        0.0%
          IDT Corp. Class B                                                         4,240       55,883        0.0%
#*        Iridium Communications, Inc.                                             10,366      124,392        0.0%
*         Lumos Networks Corp.                                                      6,305      113,238        0.0%
*         ORBCOMM, Inc.                                                            15,047      170,182        0.1%
          Spok Holdings, Inc.                                                       6,453      109,378        0.0%
          Telephone & Data Systems, Inc.                                           23,909      696,947        0.1%
*         United States Cellular Corp.                                              6,363      232,822        0.1%
#         Windstream Holdings, Inc.                                                21,258       39,965        0.0%
                                                                                          ------------      -----
Total Telecommunication Services                                                             2,124,157        0.6%
                                                                                          ------------      -----
Utilities -- (0.7%)
*         Calpine Corp.                                                            80,250    1,198,935        0.4%
          Consolidated Water Co., Ltd.                                              2,550       31,365        0.0%
*         Dynegy, Inc.                                                             32,769      407,974        0.1%
          NRG Energy, Inc.                                                          7,392      184,800        0.1%
          Ormat Technologies, Inc.                                                  7,632      495,546        0.1%
                                                                                          ------------      -----
Total Utilities                                                                              2,318,620        0.7%
                                                                                          ------------      -----
TOTAL COMMON STOCKS                                                                        326,390,624       99.9%
                                                                                          ------------      -----
RIGHTS/WARRANTS -- (0.0%)
(degrees) Media General, Inc. Contingent Value Rights                              11,816        1,182        0.0%
                                                                                          ------------      -----
TOTAL INVESTMENT SECURITIES                                                                326,391,806
                                                                                          ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
          State Street Institutional U.S. Government Money Market Fund, 0.960%    545,646      545,646        0.2%
                                                                                          ------------      -----
SECURITIES LENDING COLLATERAL -- (9.9%)
(S)@      DFA Short Term Investment Fund                                        3,109,518   35,980,238       11.0%
                                                                                          ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $316,289,041)                                         $362,917,690      111.1%
                                                                                          ============      =====

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
 Common Stocks
    Consumer Discretionary       $ 50,544,134          --   --    $ 50,544,134
    Consumer Staples                8,793,118          --   --       8,793,118
    Energy                         30,623,463          --   --      30,623,463
    Financials                     83,582,151          --   --      83,582,151
    Health Care                    19,778,757          --   --      19,778,757
    Industrials                    67,228,884          --   --      67,228,884
    Information Technology         40,022,916          --   --      40,022,916
    Materials                      18,920,410          --   --      18,920,410
    Real Estate                     2,454,014          --   --       2,454,014
    Telecommunication Services      2,124,157          --   --       2,124,157
    Utilities                       2,318,620          --   --       2,318,620
 RIGHTS/WARRANTS                           -- $     1,182   --           1,182
 Temporary Cash Investments           545,646          --   --         545,646
 Securities Lending Collateral             --  35,980,238   --      35,980,238
                                 ------------ -----------   --    ------------
 TOTAL                           $326,936,270 $35,981,420   --    $362,917,690
                                 ============ ===========   ==    ============

                         VA U.S. LARGE VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                          PERCENTAGE
                                                     SHARES    VALUE+   OF NET ASSETS**
                                                     ------- ---------- ---------------
COMMON STOCKS -- (98.6%)
Consumer Discretionary -- (13.4%)
    Adient P.L.C.                                      3,083 $  260,082       0.1%
#   Autoliv, Inc.                                      4,987    622,677       0.2%
#*  AutoNation, Inc.                                   5,291    250,793       0.1%
    Best Buy Co., Inc.                                18,653  1,044,195       0.3%
    BorgWarner, Inc.                                  13,970    736,498       0.2%
    Carnival Corp.                                    19,371  1,286,041       0.3%
    CBS Corp. Class A                                    200     11,366       0.0%
*   Charter Communications, Inc. Class A              13,652  4,562,089       1.2%
    Comcast Corp. Class A                            260,358  9,380,699       2.5%
#*  Discovery Communications, Inc. Class A            10,785    203,621       0.1%
*   Discovery Communications, Inc. Class C             8,378    149,212       0.0%
*   Dollar Tree, Inc.                                  4,147    378,414       0.1%
    DR Horton, Inc.                                   43,747  1,934,055       0.5%
    Ford Motor Co.                                   230,420  2,827,253       0.8%
#   Garmin, Ltd.                                       6,894    390,269       0.1%
    General Motors Co.                                86,268  3,707,799       1.0%
    Gentex Corp.                                      15,693    304,601       0.1%
    Goodyear Tire & Rubber Co. (The)                  21,798    666,801       0.2%
*   Hyatt Hotels Corp. Class A                         2,188    137,100       0.0%
#   International Game Technology P.L.C.               4,059     95,386       0.0%
#   Kohl's Corp.                                      22,310    931,666       0.2%
    Lear Corp.                                         3,765    661,096       0.2%
    Lennar Corp. Class A                              20,182  1,123,532       0.3%
    Lennar Corp. Class B                                 200      9,590       0.0%
*   Liberty Broadband Corp. Class A                      200     17,242       0.0%
*   Liberty Broadband Corp. Class C                    2,529    220,756       0.1%
*   Liberty Interactive Corp., QVC Group Class A      42,207    958,943       0.3%
*   Liberty Media Corp.-Liberty Braves Class A           214      5,025       0.0%
*   Liberty Media Corp.-Liberty Braves Class C           690     16,291       0.0%
#*  Liberty Media Corp.-Liberty Formula One Class A      535     19,474       0.0%
*   Liberty Media Corp.-Liberty Formula One Class C    1,727     65,868       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class A       2,140     89,259       0.0%
*   Liberty Media Corp.-Liberty SiriusXM Class C       6,909    287,760       0.1%
*   Lions Gate Entertainment Corp. Class A               394     11,434       0.0%
*   Lions Gate Entertainment Corp. Class B             1,791     49,539       0.0%
*   LKQ Corp.                                         13,229    498,601       0.1%
#   Macy's, Inc.                                      17,335    325,205       0.1%
*   Madison Square Garden Co. (The) Class A              622    138,513       0.0%
    MGM Resorts International                         32,476  1,018,123       0.3%
*   Mohawk Industries, Inc.                            4,381  1,146,771       0.3%
    Newell Brands, Inc.                               10,577    431,330       0.1%
    News Corp. Class A                                10,744    146,763       0.0%
    News Corp. Class B                                 6,265     87,083       0.0%
*   Norwegian Cruise Line Holdings, Ltd.              19,150  1,067,612       0.3%
    PulteGroup, Inc.                                  36,197  1,094,235       0.3%
    PVH Corp.                                          6,148    779,628       0.2%
    Ralph Lauren Corp.                                 4,723    422,378       0.1%
    Royal Caribbean Cruises, Ltd.                     18,430  2,281,081       0.6%
*   Skechers U.S.A., Inc. Class A                      4,406    140,640       0.0%
    Target Corp.                                      13,196    779,092       0.2%
    Time Warner, Inc.                                 47,918  4,709,860       1.3%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                   SHARES    VALUE+    OF NET ASSETS**
                                                   ------- ----------- ---------------
Consumer Discretionary -- (Continued)
    Toll Brothers, Inc.                              5,980 $   275,319       0.1%
    Viacom, Inc. Class B                            23,789     571,650       0.2%
    Whirlpool Corp.                                  7,935   1,300,785       0.3%
                                                           -----------      ----
Total Consumer Discretionary                                50,631,095      13.5%
                                                           -----------      ----
Consumer Staples -- (6.2%)
    Archer-Daniels-Midland Co.                      23,070     942,871       0.2%
    Bunge, Ltd.                                     13,990     962,232       0.3%
#   Coty, Inc. Class A                               6,100      93,940       0.0%
    CVS Health Corp.                                62,948   4,313,826       1.1%
    Ingredion, Inc.                                  1,763     220,992       0.1%
    JM Smucker Co. (The)                            12,460   1,321,383       0.3%
    Kraft Heinz Co. (The)                           13,469   1,041,558       0.3%
    Molson Coors Brewing Co. Class B                12,255     991,062       0.3%
    Mondelez International, Inc. Class A            45,494   1,884,816       0.5%
    Pinnacle Foods, Inc.                             6,537     355,744       0.1%
#*  Post Holdings, Inc.                              5,980     495,921       0.1%
    Seaboard Corp.                                      12      52,801       0.0%
    Tyson Foods, Inc. Class A                       23,525   1,715,208       0.5%
*   US Foods Holding Corp.                          10,891     297,107       0.1%
    Wal-Mart Stores, Inc.                           76,563   6,684,716       1.8%
    Walgreens Boots Alliance, Inc.                  35,133   2,328,264       0.6%
                                                           -----------      ----
Total Consumer Staples                                      23,702,441       6.3%
                                                           -----------      ----
Energy -- (11.5%)
    Anadarko Petroleum Corp.                         9,765     482,098       0.1%
    Andeavor                                        15,499   1,646,614       0.4%
#*  Antero Resources Corp.                           3,928      76,203       0.0%
    Baker Hughes a GE Co.                           14,996     471,324       0.1%
#*  Centennial Resource Development, Inc. Class A    2,900      56,347       0.0%
    Chevron Corp.                                   61,850   7,167,796       1.9%
*   Concho Resources, Inc.                           8,370   1,123,338       0.3%
    ConocoPhillips                                  41,685   2,132,188       0.6%
*   Diamondback Energy, Inc.                         2,188     234,466       0.1%
    Exxon Mobil Corp.                              177,094  14,760,785       4.0%
#   Helmerich & Payne, Inc.                          6,825     370,666       0.1%
#   Hess Corp.                                      10,966     484,259       0.1%
    HollyFrontier Corp.                             12,106     447,317       0.1%
    Kinder Morgan, Inc.                             79,212   1,434,529       0.4%
    Marathon Oil Corp.                              39,285     558,633       0.2%
    Marathon Petroleum Corp.                        30,658   1,831,509       0.5%
#   Murphy Oil Corp.                                 1,800      48,150       0.0%
#   National Oilwell Varco, Inc.                    19,350     661,576       0.2%
    Noble Energy, Inc.                              23,271     648,563       0.2%
    Occidental Petroleum Corp.                      31,081   2,006,900       0.5%
    ONEOK, Inc.                                      2,357     127,914       0.0%
    Phillips 66                                     13,452   1,225,208       0.3%
    Pioneer Natural Resources Co.                    1,500     224,505       0.1%
*   Rice Energy, Inc.                                4,600     130,410       0.0%
*   RSP Permian, Inc.                                1,400      48,174       0.0%
    Schlumberger, Ltd.                              14,902     953,728       0.3%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                   SHARES    VALUE+    OF NET ASSETS**
                                                   ------- ----------- ---------------
Energy -- (Continued)
    Targa Resources Corp.                           19,078 $   791,737       0.2%
*   TechnipFMC P.L.C.                               22,952     628,655       0.2%
    Valero Energy Corp.                             31,170   2,459,001       0.7%
    Williams Cos., Inc. (The)                       15,499     441,722       0.1%
                                                           -----------      ----
Total Energy                                                43,674,315      11.7%
                                                           -----------      ----
Financials -- (24.5%)
    Aflac, Inc.                                     17,191   1,442,153       0.4%
*   Alleghany Corp.                                    521     295,001       0.1%
    Allstate Corp. (The)                            14,349   1,346,797       0.4%
    Ally Financial, Inc.                            40,161   1,049,407       0.3%
    American Financial Group, Inc.                   5,802     612,053       0.2%
    American International Group, Inc.              28,509   1,841,966       0.5%
*   Arch Capital Group, Ltd.                         3,917     390,290       0.1%
    Assurant, Inc.                                   6,168     620,809       0.2%
    Assured Guaranty, Ltd.                           8,777     325,627       0.1%
    Axis Capital Holdings, Ltd.                      4,246     230,940       0.1%
    Bank of America Corp.                          233,649   6,399,646       1.7%
    Bank of New York Mellon Corp. (The)             60,809   3,128,623       0.8%
    Bank of the Ozarks, Inc.                         1,108      51,655       0.0%
    BB&T Corp.                                      29,569   1,455,978       0.4%
    BOK Financial Corp.                                850      73,499       0.0%
*   Brighthouse Financial, Inc.                      2,289     142,330       0.0%
    Capital One Financial Corp.                     30,384   2,800,797       0.8%
    Chubb, Ltd.                                      8,027   1,210,632       0.3%
    CIT Group, Inc.                                  8,140     379,487       0.1%
    Citigroup, Inc.                                 93,355   6,861,592       1.8%
    Citizens Financial Group, Inc.                  15,641     594,514       0.2%
    CNA Financial Corp.                              3,404     184,258       0.1%
    Comerica, Inc.                                   1,298     101,984       0.0%
    Everest Re Group, Ltd.                           3,039     721,611       0.2%
    Fifth Third Bancorp                             62,393   1,803,158       0.5%
    First American Financial Corp.                   2,900     157,818       0.0%
    FNB Corp.                                        1,400      18,886       0.0%
    Goldman Sachs Group, Inc. (The)                 15,622   3,788,023       1.0%
    Hartford Financial Services Group, Inc. (The)   34,909   1,921,740       0.5%
    Huntington Bancshares, Inc.                     66,607     919,177       0.2%
    Invesco, Ltd.                                    6,795     243,193       0.1%
    JPMorgan Chase & Co.                           150,826  15,174,604       4.1%
    KeyCorp                                         39,427     719,543       0.2%
    Leucadia National Corp.                          6,961     176,113       0.0%
    Lincoln National Corp.                          11,260     853,283       0.2%
    Loews Corp.                                     15,312     758,097       0.2%
    M&T Bank Corp.                                   3,119     520,156       0.1%
    MetLife, Inc.                                   25,180   1,349,144       0.4%
*   MGIC Investment Corp.                           17,000     243,100       0.1%
    Morgan Stanley                                  76,875   3,843,750       1.0%
    New York Community Bancorp, Inc.                21,486     269,864       0.1%
    Old Republic International Corp.                13,666     277,283       0.1%
    PacWest Bancorp                                  6,151     297,216       0.1%
    People's United Financial, Inc.                  8,409     156,912       0.0%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                              SHARES    VALUE+    OF NET ASSETS**
                                              ------- ----------- ---------------
Financials -- (Continued)
    Pinnacle Financial Partners, Inc.           1,634 $   108,171       0.0%
    PNC Financial Services Group, Inc. (The)   19,407   2,654,684       0.7%
    Principal Financial Group, Inc.            21,914   1,443,037       0.4%
    Prosperity Bancshares, Inc.                 2,167     142,545       0.0%
    Prudential Financial, Inc.                 12,937   1,429,021       0.4%
    Regions Financial Corp.                    92,786   1,436,327       0.4%
    Reinsurance Group of America, Inc.          5,078     758,552       0.2%
    RenaissanceRe Holdings, Ltd.                2,550     352,818       0.1%
*   Santander Consumer USA Holdings, Inc.       6,514     108,393       0.0%
    State Street Corp.                          7,121     655,132       0.2%
    SunTrust Banks, Inc.                       19,507   1,174,516       0.3%
    Synchrony Financial                         4,305     140,429       0.0%
    Travelers Cos., Inc. (The)                 16,747   2,218,140       0.6%
    Unum Group                                 17,768     924,647       0.2%
    Voya Financial, Inc.                        6,430     258,229       0.1%
    Wells Fargo & Co.                         209,313  11,750,832       3.1%
#   WR Berkley Corp.                            5,314     364,434       0.1%
    XL Group, Ltd.                             13,379     541,448       0.1%
    Zions Bancorporation                       13,630     633,250       0.2%
                                                      -----------      ----
Total Financials                                       92,847,314      24.8%
                                                      -----------      ----
Health Care -- (11.8%)
    Abbott Laboratories                        64,289   3,486,392       0.9%
    Aetna, Inc.                                21,525   3,659,896       1.0%
    Allergan P.L.C.                             6,955   1,232,635       0.3%
    Anthem, Inc.                               17,136   3,585,023       1.0%
    Baxter International, Inc.                  2,568     165,559       0.0%
*   Bio-Rad Laboratories, Inc. Class A            401      88,136       0.0%
    Cardinal Health, Inc.                         773      47,849       0.0%
*   Centene Corp.                              16,463   1,542,089       0.4%
    Cigna Corp.                                 5,767   1,137,368       0.3%
    Danaher Corp.                              27,189   2,508,729       0.7%
*   DaVita, Inc.                               15,172     921,547       0.3%
    DENTSPLY SIRONA, Inc.                       3,750     229,012       0.1%
#*  Envision Healthcare Corp.                   1,015      43,239       0.0%
*   Express Scripts Holding Co.                37,088   2,273,123       0.6%
    Humana, Inc.                                8,868   2,264,444       0.6%
*   INC Research Holdings, Inc. Class A         1,400      80,010       0.0%
*   Laboratory Corp. of America Holdings       10,340   1,589,361       0.4%
    McKesson Corp.                              5,073     699,465       0.2%
*   MEDNAX, Inc.                                6,258     274,038       0.1%
    Medtronic P.L.C.                           59,231   4,769,280       1.3%
*   Mylan NV                                   19,884     710,058       0.2%
    Perrigo Co. P.L.C.                          3,776     305,818       0.1%
    Pfizer, Inc.                              201,581   7,067,430       1.9%
    Quest Diagnostics, Inc.                    13,238   1,241,460       0.3%
*   Quintiles IMS Holdings, Inc.                4,316     466,560       0.1%
    STERIS P.L.C.                               3,174     296,229       0.1%
#*  Taro Pharmaceutical Industries, Ltd.          528      59,358       0.0%
    Thermo Fisher Scientific, Inc.             11,061   2,143,954       0.6%
*   United Therapeutics Corp.                   2,786     330,392       0.1%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                               SHARES   VALUE+    OF NET ASSETS**
                                               ------ ----------- ---------------
Health Care -- (Continued)
    Universal Health Services, Inc. Class B     7,840 $   805,168       0.2%
*   WellCare Health Plans, Inc.                 1,356     268,135       0.1%
    Zimmer Biomet Holdings, Inc.                4,228     514,209       0.1%
                                                      -----------      ----
Total Health Care                                      44,805,966      12.0%
                                                      -----------      ----
Industrials -- (8.3%)
*   AECOM                                       9,375     328,687       0.1%
    AGCO Corp.                                  8,813     604,307       0.2%
    AMERCO                                      1,048     411,487       0.1%
    Arconic, Inc.                              36,427     915,046       0.2%
    Carlisle Cos., Inc.                         5,084     558,376       0.1%
*   Colfax Corp.                                3,614     150,740       0.0%
    Copa Holdings SA Class A                    1,700     209,423       0.1%
    CSX Corp.                                   7,050     355,531       0.1%
    Cummins, Inc.                               1,986     351,284       0.1%
    Delta Air Lines, Inc.                      42,197   2,111,116       0.6%
    Dover Corp.                                10,840   1,035,112       0.3%
    Eaton Corp. P.L.C.                         26,186   2,095,404       0.6%
    FedEx Corp.                                 7,889   1,781,415       0.5%
    Fluor Corp.                                11,907     513,073       0.1%
    General Electric Co.                       10,292     207,487       0.1%
*   Genesee & Wyoming, Inc. Class A             2,123     152,389       0.0%
    Ingersoll-Rand P.L.C.                       8,600     761,960       0.2%
    Jacobs Engineering Group, Inc.              6,798     395,712       0.1%
*   JetBlue Airways Corp.                      35,732     684,268       0.2%
    Johnson Controls International P.L.C.      14,976     619,857       0.2%
    Kansas City Southern                       10,173   1,060,230       0.3%
    L3 Technologies, Inc.                       5,542   1,037,352       0.3%
    Macquarie Infrastructure Corp.              6,621     460,491       0.1%
    ManpowerGroup, Inc.                         7,464     920,162       0.2%
    Norfolk Southern Corp.                     17,791   2,338,093       0.6%
    Orbital ATK, Inc.                           1,037     137,848       0.0%
    Oshkosh Corp.                               4,781     437,748       0.1%
    Owens Corning                              12,648   1,045,863       0.3%
    PACCAR, Inc.                                6,931     497,161       0.1%
    Pentair P.L.C.                             14,566   1,026,320       0.3%
*   Quanta Services, Inc.                       9,167     345,871       0.1%
    Republic Services, Inc.                    24,958   1,624,017       0.4%
#   Snap-on, Inc.                                  81      12,780       0.0%
    Spirit Aerosystems Holdings, Inc. Class A     341      27,314       0.0%
    Stanley Black & Decker, Inc.               14,134   2,283,348       0.6%
*   Stericycle, Inc.                            2,878     203,906       0.1%
*   Teledyne Technologies, Inc.                   412      70,023       0.0%
    Textron, Inc.                              26,803   1,413,590       0.4%
    Trinity Industries, Inc.                    1,463      47,577       0.0%
*   United Continental Holdings, Inc.          18,746   1,096,266       0.3%
#*  USG Corp.                                     898      30,828       0.0%
#   Wabtec Corp.                                3,239     247,783       0.1%
#*  XPO Logistics, Inc.                        12,863     892,049       0.2%
                                                      -----------      ----
Total Industrials                                      31,499,294       8.4%
                                                      -----------      ----

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE+    OF NET ASSETS**
                                                  ------- ----------- ---------------
Information Technology -- (14.8%)
    Amdocs, Ltd.                                    6,918 $   450,362       0.1%
*   ARRIS International P.L.C.                     11,357     323,674       0.1%
*   Arrow Electronics, Inc.                         9,344     781,065       0.2%
    Avnet, Inc.                                     7,787     309,923       0.1%
    Brocade Communications Systems, Inc.           16,952     197,491       0.1%
    CA, Inc.                                       40,934   1,325,443       0.4%
    Cisco Systems, Inc.                           307,974  10,517,312       2.8%
    Corning, Inc.                                  52,591   1,646,624       0.4%
#   Cypress Semiconductor Corp.                     2,100      33,306       0.0%
*   Dell Technologies, Inc. Class V                 6,610     547,110       0.2%
    Dolby Laboratories, Inc. Class A                3,000     173,820       0.1%
    DXC Technology Co.                              9,168     839,055       0.2%
*   EchoStar Corp. Class A                          2,788     155,989       0.1%
    Fidelity National Information Services, Inc.   17,792   1,650,386       0.4%
*   First Solar, Inc.                               1,821      99,827       0.0%
*   Flex, Ltd.                                     24,033     427,787       0.1%
    FLIR Systems, Inc.                              3,183     149,028       0.0%
    Hewlett Packard Enterprise Co.                106,724   1,485,598       0.4%
    HP, Inc.                                      106,724   2,299,902       0.6%
    Intel Corp.                                   314,314  14,298,144       3.8%
    Jabil, Inc.                                    15,856     448,408       0.1%
    Juniper Networks, Inc.                         36,915     916,599       0.3%
    Lam Research Corp.                             13,623   2,841,349       0.8%
    Leidos Holdings, Inc.                          11,497     718,792       0.2%
    LogMeIn, Inc.                                     896     108,461       0.0%
    Marvell Technology Group, Ltd.                 12,733     235,179       0.1%
*   Micron Technology, Inc.                        71,442   3,165,595       0.9%
*   Microsemi Corp.                                 1,900     101,403       0.0%
*   Nuance Communications, Inc.                     1,257      18,528       0.0%
    NVIDIA Corp.                                    5,643   1,167,029       0.3%
*   ON Semiconductor Corp.                          6,872     146,511       0.0%
*   Qorvo, Inc.                                     4,400     333,564       0.1%
    QUALCOMM, Inc.                                 71,958   3,670,578       1.0%
    SS&C Technologies Holdings, Inc.                2,313      92,983       0.0%
    SYNNEX Corp.                                    3,000     404,640       0.1%
*   Synopsys, Inc.                                  2,343     202,716       0.1%
    TE Connectivity, Ltd.                          12,283   1,117,384       0.3%
*   Twitter, Inc.                                   6,734     138,855       0.0%
    Western Digital Corp.                          17,977   1,604,807       0.4%
    Xerox Corp.                                    27,677     838,890       0.2%
                                                          -----------      ----
Total Information Technology                               55,984,117      15.0%
                                                          -----------      ----
Materials -- (3.7%)
    Albemarle Corp.                                 6,808     959,179       0.3%
*   Alcoa Corp.                                    15,929     761,087       0.2%
    Ashland Global Holdings, Inc.                   5,833     396,527       0.1%
    CF Industries Holdings, Inc.                   24,955     947,791       0.2%
    DowDuPont, Inc.                                 7,551     546,013       0.1%
    Eastman Chemical Co.                           14,833   1,346,985       0.4%
*   Freeport-McMoRan, Inc.                         53,965     754,431       0.2%
    Huntsman Corp.                                  6,064     194,169       0.1%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                                                  PERCENTAGE
                                                                           SHARES     VALUE+    OF NET ASSETS**
                                                                           ------- ------------ ---------------
Materials -- (Continued)
     Martin Marietta Materials, Inc.                                         1,361 $    295,133        0.1%
     Mosaic Co. (The)                                                       21,306      475,976        0.1%
     Newmont Mining Corp.                                                   22,693      820,579        0.2%
     Nucor Corp.                                                            33,193    1,919,551        0.5%
     Olin Corp.                                                             15,917      581,448        0.2%
     Reliance Steel & Aluminum Co.                                           5,582      428,921        0.1%
     Royal Gold, Inc.                                                        2,190      184,201        0.0%
     Sonoco Products Co.                                                     6,900      357,351        0.1%
     Steel Dynamics, Inc.                                                   20,919      778,396        0.2%
     Valvoline, Inc.                                                        16,013      384,632        0.1%
     Vulcan Materials Co.                                                    3,021      367,807        0.1%
     Westlake Chemical Corp.                                                 5,052      428,965        0.1%
     WestRock Co.                                                           15,663      960,612        0.3%
                                                                                   ------------      -----
Total Materials                                                                      13,889,754        3.7%
                                                                                   ------------      -----
Real Estate -- (0.1%)
*    Howard Hughes Corp. (The)                                                 145       18,506        0.0%
     Jones Lang LaSalle, Inc.                                                2,956      382,773        0.1%
#    Realogy Holdings Corp.                                                  2,402       77,657        0.0%
                                                                                   ------------      -----
Total Real Estate                                                                       478,936        0.1%
                                                                                   ------------      -----
Telecommunication Services -- (4.0%)
     AT&T, Inc.                                                            366,304   12,326,130        3.3%
#    CenturyLink, Inc.                                                      57,454    1,091,051        0.3%
*    Level 3 Communications, Inc.                                           10,765      577,327        0.1%
#*   Sprint Corp.                                                           33,154      216,827        0.1%
*    T-Mobile US, Inc.                                                      15,232      910,417        0.2%
                                                                                   ------------      -----
Total Telecommunication Services                                                     15,121,752        4.0%
                                                                                   ------------      -----
Utilities -- (0.3%)
*    Calpine Corp.                                                          29,779      444,898        0.1%
     NRG Energy, Inc.                                                       30,491      762,275        0.2%
     Vistra Energy Corp.                                                     3,641       70,781        0.0%
                                                                                   ------------      -----
Total Utilities                                                                       1,277,954        0.3%
                                                                                   ------------      -----
TOTAL COMMON STOCKS                                                                 373,912,938       99.8%
                                                                                   ------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
     State Street Institutional U.S. Government Money Market Fund, 0.960%  697,458      697,458        0.2%
                                                                                   ------------      -----
SECURITIES LENDING COLLATERAL -- (1.2%)
(S)@ DFA Short Term Investment Fund                                        389,094    4,502,203        1.2%
                                                                                   ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $279,648,290)                                  $379,112,599      101.2%
                                                                                   ============      =====

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  --------------------------------------------
                                    LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ---------- ------- ------------
  Common Stocks
     Consumer Discretionary       $ 50,631,095         --   --    $ 50,631,095
     Consumer Staples               23,702,441         --   --      23,702,441
     Energy                         43,674,315         --   --      43,674,315
     Financials                     92,847,314         --   --      92,847,314
     Health Care                    44,805,966         --   --      44,805,966
     Industrials                    31,499,294         --   --      31,499,294
     Information Technology         55,984,117         --   --      55,984,117
     Materials                      13,889,754         --   --      13,889,754
     Real Estate                       478,936         --   --         478,936
     Telecommunication Services     15,121,752         --   --      15,121,752
     Utilities                       1,277,954         --   --       1,277,954
  Temporary Cash Investments           697,458         --   --         697,458
  Securities Lending Collateral             -- $4,502,203   --       4,502,203
                                  ------------ ----------   --    ------------
  TOTAL                           $374,610,396 $4,502,203   --    $379,112,599
                                  ============ ==========   ==    ============

                       VA INTERNATIONAL VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                       PERCENTAGE
                                                 SHARES    VALUE++   OF NET ASSETS**
                                                 ------- ----------- ---------------
COMMON STOCKS -- (94.8%)
AUSTRALIA -- (5.6%)
    Alumina, Ltd.                                 29,287 $    52,556       0.0%
    Aurizon Holdings, Ltd.                        55,080     218,596       0.1%
#   Australia & New Zealand Banking Group, Ltd.  123,085   2,824,622       1.1%
    Bank of Queensland, Ltd.                      16,620     170,143       0.1%
    Bendigo & Adelaide Bank, Ltd.                 26,077     227,449       0.1%
    BHP Billiton, Ltd.                           167,909   3,457,044       1.4%
#   BHP Billiton, Ltd. Sponsored ADR               1,200      49,176       0.0%
    BlueScope Steel, Ltd.                         43,992     433,102       0.2%
    Boral, Ltd.                                   68,274     374,642       0.2%
    Crown Resorts, Ltd.                           31,048     276,083       0.1%
    Downer EDI, Ltd.                              24,560     131,786       0.1%
    Fortescue Metals Group, Ltd.                 171,159     608,574       0.2%
#   Harvey Norman Holdings, Ltd.                  44,584     129,145       0.1%
    Incitec Pivot, Ltd.                           90,459     265,338       0.1%
    LendLease Group                               41,522     515,620       0.2%
    Newcrest Mining, Ltd.                         49,118     839,800       0.3%
    Oil Search, Ltd.                              61,470     348,435       0.1%
*   Origin Energy, Ltd.                           52,124     317,460       0.1%
    QBE Insurance Group, Ltd.                     41,583     340,973       0.1%
*   Santos, Ltd.                                  88,053     304,268       0.1%
    South32, Ltd.                                276,003     720,935       0.3%
    South32, Ltd. ADR                                480       6,251       0.0%
    Star Entertainment Grp, Ltd. (The)            68,502     302,067       0.1%
    Suncorp Group, Ltd.                           37,831     393,774       0.2%
    Woodside Petroleum, Ltd.                      52,384   1,234,849       0.5%
                                                         -----------       ---
TOTAL AUSTRALIA                                           14,542,688       5.8%
                                                         -----------       ---
AUSTRIA -- (0.1%)
    Erste Group Bank AG                              282      12,105       0.0%
*   Raiffeisen Bank International AG               6,797     236,373       0.1%
    Verbund AG                                     1,266      30,744       0.0%
                                                         -----------       ---
TOTAL AUSTRIA                                                279,222       0.1%
                                                         -----------       ---
BELGIUM -- (1.2%)
    Ageas                                         12,339     598,371       0.2%
    Colruyt SA                                       339      17,338       0.0%
    KBC Group NV                                  12,185   1,012,195       0.4%
    Solvay SA                                      6,973   1,035,897       0.4%
    UCB SA                                         5,114     372,278       0.2%
                                                         -----------       ---
TOTAL BELGIUM                                              3,036,079       1.2%
                                                         -----------       ---
CANADA -- (7.7%)
#   AltaGas, Ltd.                                  2,109      48,078       0.0%
    ARC Resources, Ltd.                           10,741     130,963       0.1%
    Bank of Montreal                              35,612   2,728,235       1.1%
*   BlackBerry, Ltd.                              11,444     125,197       0.0%
    Cameco Corp.                                  21,467     174,741       0.1%
    Canadian Natural Resources, Ltd.              29,846   1,041,625       0.4%
    Cenovus Energy, Inc.                          36,533     355,101       0.1%
#   Crescent Point Energy Corp.(B67C8W8)          22,411     184,312       0.1%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                              SHARES    VALUE++   OF NET ASSETS**
                                                              ------- ----------- ---------------
CANADA -- (Continued)
    Crescent Point Energy Corp.(22576C101)                     15,573 $   128,166       0.1%
    Element Fleet Management Corp.                             10,800      83,212       0.0%
    Empire Co., Ltd. Class A                                   16,101     278,688       0.1%
#   Enbridge Income Fund Holdings, Inc.                         6,500     151,504       0.1%
#   Encana Corp.(292505104)                                    53,381     624,558       0.2%
    Encana Corp.(2793193)                                      18,688     218,589       0.1%
    Fairfax Financial Holdings, Ltd.                            1,027     540,853       0.2%
    First Quantum Minerals, Ltd.                               28,330     316,876       0.1%
    Goldcorp, Inc.(380956409)                                  36,283     473,856       0.2%
    Goldcorp, Inc.(2676302)                                     4,000      52,244       0.0%
*   Husky Energy, Inc.                                         25,161     326,094       0.1%
*   IAMGOLD Corp.                                              29,312     160,863       0.1%
    Imperial Oil, Ltd.                                          5,685     184,080       0.1%
    Industrial Alliance Insurance & Financial Services, Inc.    9,774     442,902       0.2%
*   Kinross Gold Corp.                                        105,884     418,579       0.2%
    Linamar Corp.                                               4,920     298,533       0.1%
    Lundin Mining Corp.                                        60,920     464,656       0.2%
    Magna International, Inc.                                  19,258   1,050,524       0.4%
    Manulife Financial Corp.(56501R106)                        69,281   1,392,548       0.6%
    Manulife Financial Corp.(2492519)                          12,426     249,849       0.1%
    Potash Corp. of Saskatchewan, Inc.                         34,481     671,345       0.3%
*   Seven Generations Energy, Ltd. Class A                      5,000      75,498       0.0%
    Sun Life Financial, Inc.(2566124)                           9,704     377,975       0.2%
    Sun Life Financial, Inc.(866796105)                        23,358     909,327       0.4%
    Suncor Energy, Inc.(867224107)                             34,074   1,157,153       0.5%
    Suncor Energy, Inc.(B3NB1P2)                               55,331   1,878,534       0.7%
    Teck Resources, Ltd. Class B(878742204)                    37,769     771,998       0.3%
    Teck Resources, Ltd. Class B(2879327)                      14,790     302,197       0.1%
    TMX Group, Ltd.                                             1,800      98,351       0.0%
*   Tourmaline Oil Corp.                                       17,573     321,602       0.1%
*   Turquoise Hill Resources, Ltd.                             38,520     117,641       0.0%
#*  Valeant Pharmaceuticals International, Inc.                22,798     266,509       0.1%
    Wheaton Precious Metals Corp.                               3,929      81,488       0.0%
#   Whitecap Resources, Inc.                                   22,800     163,652       0.1%
    WSP Global, Inc.                                            6,406     287,106       0.1%
    Yamana Gold, Inc.                                          17,952      46,616       0.0%
                                                                      -----------       ---
TOTAL CANADA                                                           20,172,418       8.0%
                                                                      -----------       ---
DENMARK -- (1.5%)
    AP Moller - Maersk A.S. Class A                               139     257,640       0.1%
    AP Moller - Maersk A.S. Class B                               274     525,254       0.2%
    Carlsberg A.S. Class B                                      5,756     657,574       0.3%
    Danske Bank A.S.                                           16,492     629,392       0.3%
    DSV A.S.                                                   11,168     863,576       0.3%
    ISS A.S.                                                   10,604     449,060       0.2%
    Jyske Bank A.S.                                               261      14,749       0.0%
    Rockwool International A.S. Class B                           150      40,723       0.0%
    Vestas Wind Systems A.S.                                    5,341     471,529       0.2%
#*  William Demant Holding A.S.                                 3,090      89,175       0.0%
                                                                      -----------       ---
TOTAL DENMARK                                                           3,998,672       1.6%
                                                                      -----------       ---

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                     SHARES    VALUE++   OF NET ASSETS**
                                                     ------- ----------- ---------------
FINLAND -- (0.9%)
    Fortum Oyj                                        21,549 $   457,365       0.2%
    Nokia Oyj                                         68,849     338,594       0.2%
    Stora Enso Oyj Class R                            36,977     577,884       0.2%
    UPM-Kymmene Oyj                                   34,023   1,021,787       0.4%
                                                             -----------       ---
TOTAL FINLAND                                                  2,395,630       1.0%
                                                             -----------       ---
FRANCE -- (9.1%)
    AXA SA                                            49,735   1,501,420       0.6%
    BNP Paribas SA                                    46,478   3,627,581       1.4%
    Bollore SA                                        20,502      99,037       0.0%
    Bouygues SA                                       12,585     604,000       0.3%
    Casino Guichard Perrachon SA                       1,065      60,811       0.0%
    Cie de Saint-Gobain                                5,736     336,318       0.1%
    Cie Generale des Etablissements Michelin             813     117,679       0.1%
    CNP Assurances                                     8,757     203,710       0.1%
    Credit Agricole SA                                21,028     367,006       0.2%
    Electricite de France SA                          53,134     695,409       0.3%
#   Engie SA                                         100,100   1,691,895       0.7%
    Natixis SA                                        41,903     328,609       0.1%
    Orange SA                                        107,079   1,759,059       0.7%
    Peugeot SA                                        57,023   1,352,902       0.5%
    Renault SA                                        18,549   1,839,378       0.7%
    SCOR SE                                            1,849      76,758       0.0%
    Societe Generale SA                               32,125   1,787,900       0.7%
    STMicroelectronics NV                             12,167     286,427       0.1%
    Total SA                                         122,835   6,846,589       2.7%
    Vivendi SA                                         7,764     192,794       0.1%
                                                             -----------       ---
TOTAL FRANCE                                                  23,775,282       9.4%
                                                             -----------       ---
GERMANY -- (7.7%)
    Allianz SE                                         6,749   1,575,613       0.6%
    Allianz SE Sponsored ADR                          31,796     744,039       0.3%
    Bayerische Motoren Werke AG                       21,739   2,229,557       0.9%
*   Commerzbank AG                                    34,693     480,779       0.2%
    Daimler AG                                        60,765   5,073,036       2.0%
    Deutsche Bank AG(5750355)                         16,858     276,289       0.1%
    Deutsche Bank AG(D18190898)                       42,228     687,050       0.3%
    Deutsche Lufthansa AG                             25,744     827,099       0.3%
    Evonik Industries AG                               9,519     346,262       0.1%
    Fraport AG Frankfurt Airport Services Worldwide    2,342     222,545       0.1%
    Fresenius Medical Care AG & Co. KGaA               8,581     830,829       0.3%
    HeidelbergCement AG                                6,512     666,370       0.3%
    Innogy SE                                          8,770     407,857       0.2%
    Lanxess AG                                         6,336     496,797       0.2%
*   Linde AG                                           4,169     898,165       0.3%
    MAN SE                                               403      44,625       0.0%
*   METRO AG                                          20,183     382,594       0.1%
    Muenchener Rueckversicherungs-Gesellschaft AG      5,389   1,209,842       0.5%
    OSRAM Licht AG                                     1,822     139,510       0.1%
*   RWE AG                                            42,734   1,074,498       0.4%
*   Talanx AG                                          3,757     147,828       0.1%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                            ------- ----------- ---------------
 GERMANY -- (Continued)
 #   Telefonica Deutschland Holding AG       41,093 $   209,610       0.1%
     Uniper SE                               16,317     458,485       0.2%
     Volkswagen AG                            2,016     376,483       0.1%
     Wacker Chemie AG                           847     132,284       0.1%
                                                    -----------       ---
 TOTAL GERMANY                                       19,938,046       7.9%
                                                    -----------       ---
 HONG KONG -- (2.6%)
     BOC Aviation, Ltd.                       6,400      34,418       0.0%
 #*  Cathay Pacific Airways, Ltd.           116,000     198,445       0.1%
     CK Hutchison Holdings, Ltd.            143,512   1,822,847       0.7%
     Great Eagle Holdings, Ltd.               4,000      22,022       0.0%
     Guoco Group, Ltd.                        1,000      15,821       0.0%
     Hang Lung Group, Ltd.                   68,000     238,930       0.1%
     Hang Lung Properties, Ltd.              88,000     202,072       0.1%
     Henderson Land Development Co., Ltd.    27,500     179,462       0.1%
 *   I-CABLE Communications, Ltd.            66,456       2,082       0.0%
     Kerry Properties, Ltd.                  50,000     225,015       0.1%
     Li & Fung, Ltd.                         82,000      41,327       0.0%
     Melco International Development, Ltd.   51,000     139,774       0.1%
     MTR Corp., Ltd.                         24,054     139,453       0.1%
     New World Development Co., Ltd.        386,613     576,409       0.2%
     NWS Holdings, Ltd.                     102,889     208,247       0.1%
     Orient Overseas International, Ltd.      5,500      52,969       0.0%
     Shangri-La Asia, Ltd.                   64,000     127,427       0.1%
     Sino Land Co., Ltd.                     94,303     162,535       0.1%
     SJM Holdings, Ltd.                     155,000     133,254       0.1%
     Sun Hung Kai Properties, Ltd.           51,362     840,251       0.3%
     Swire Pacific, Ltd. Class A             41,500     410,106       0.1%
     Swire Pacific, Ltd. Class B             50,000      86,428       0.0%
     Wharf Holdings, Ltd. (The)              34,635     315,461       0.1%
     Wheelock & Co., Ltd.                    53,000     369,221       0.1%
     Yue Yuen Industrial Holdings, Ltd.      60,500     231,745       0.1%
                                                    -----------       ---
 TOTAL HONG KONG                                      6,775,721       2.7%
                                                    -----------       ---
 IRELAND -- (0.4%)
 *   Bank of Ireland Group P.L.C.            40,636     318,394       0.1%
     CRH P.L.C. Sponsored ADR                13,556     508,621       0.2%
     Paddy Power Betfair P.L.C.                 918      94,010       0.1%
                                                    -----------       ---
 TOTAL IRELAND                                          921,025       0.4%
                                                    -----------       ---
 ISRAEL -- (0.3%)
     Bank Hapoalim BM                        60,993     431,843       0.2%
     Bank Leumi Le-Israel BM                 51,608     285,277       0.1%
                                                    -----------       ---
 TOTAL ISRAEL                                           717,120       0.3%
                                                    -----------       ---
 ITALY -- (2.1%)
     Eni SpA                                 23,853     389,949       0.2%
     Fiat Chrysler Automobiles NV           113,627   1,964,756       0.8%
     Mediobanca SpA                          52,945     579,977       0.2%
 *   Telecom Italia SpA                     720,290     623,253       0.2%
 *   Telecom Italia SpA Sponsored ADR        18,000     154,980       0.1%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
ITALY -- (Continued)
*   UniCredit SpA                              97,112 $1,855,868       0.7%
                                                      ----------       ---
TOTAL ITALY                                            5,568,783       2.2%
                                                      ----------       ---
JAPAN -- (21.6%)
    Aeon Co., Ltd.                             22,600    349,564       0.1%
    Aisin Seiki Co., Ltd.                       6,500    336,716       0.1%
    Alfresa Holdings Corp.                      4,300     82,161       0.0%
    Amada Holdings Co., Ltd.                    5,500     68,343       0.0%
    Aoyama Trading Co., Ltd.                    1,900     70,404       0.0%
    Asahi Glass Co., Ltd.                      15,400    603,529       0.2%
    Asahi Kasei Corp.                          23,800    288,211       0.1%
    Bank of Kyoto, Ltd. (The)                   1,600     84,027       0.0%
    Canon Marketing Japan, Inc.                 4,600    115,709       0.1%
#   Chiba Bank, Ltd. (The)                     22,000    168,643       0.1%
    Chugoku Bank, Ltd. (The)                    4,700     67,371       0.0%
    Citizen Watch Co., Ltd.                    20,500    150,715       0.1%
    Coca-Cola Bottlers Japan, Inc.              2,400     83,974       0.0%
    COMSYS Holdings Corp.                       4,600    116,492       0.1%
    Concordia Financial Group, Ltd.            57,500    304,525       0.1%
    Credit Saison Co., Ltd.                     3,500     70,474       0.0%
    Dai Nippon Printing Co., Ltd.               6,500    155,805       0.1%
    Dai-ichi Life Holdings, Inc.               45,200    863,226       0.4%
    Daicel Corp.                               16,500    206,013       0.1%
    Daido Steel Co., Ltd.                       1,500     95,039       0.0%
    Daiwa Securities Group, Inc.               71,000    445,147       0.2%
    Denka Co., Ltd.                             5,400    180,416       0.1%
    Denso Corp.                                 7,600    418,562       0.2%
    DIC Corp.                                   4,700    174,463       0.1%
    Dowa Holdings Co., Ltd.                     2,000     84,200       0.0%
    Ebara Corp.                                 6,100    219,520       0.1%
    Fuji Media Holdings, Inc.                   1,800     27,769       0.0%
    FUJIFILM Holdings Corp.                    18,700    764,976       0.3%
    Fukuoka Financial Group, Inc.              30,000    154,836       0.1%
    Glory, Ltd.                                 1,200     44,878       0.0%
    Gunma Bank, Ltd. (The)                     12,000     77,254       0.0%
    H2O Retailing Corp.                         4,100     75,841       0.0%
    Hachijuni Bank, Ltd. (The)                 15,000     93,937       0.0%
    Hankyu Hanshin Holdings, Inc.              13,500    526,329       0.2%
    Heiwa Corp.                                 2,300     42,411       0.0%
    Hiroshima Bank, Ltd. (The)                 12,500    105,834       0.0%
    Hitachi Capital Corp.                       2,600     63,561       0.0%
    Hitachi Construction Machinery Co., Ltd.    4,600    157,800       0.1%
    Hitachi Metals, Ltd.                       12,800    165,821       0.1%
    Hitachi Transport System, Ltd.                900     22,271       0.0%
    Hitachi, Ltd.                             203,000  1,616,559       0.6%
    Honda Motor Co., Ltd.                      83,500  2,616,644       1.0%
    House Foods Group, Inc.                     1,400     41,597       0.0%
    Ibiden Co., Ltd.                            8,300    138,979       0.1%
    Idemitsu Kosan Co., Ltd.                   10,300    301,067       0.1%
    Iida Group Holdings Co., Ltd.              11,700    224,445       0.1%
    Inpex Corp.                                46,200    494,672       0.2%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------- ---------- ---------------
JAPAN -- (Continued)
    Isetan Mitsukoshi Holdings, Ltd.            8,500 $   92,657       0.0%
    ITOCHU Corp.                               42,300    740,954       0.3%
    J Front Retailing Co., Ltd.                16,800    249,346       0.1%
    JFE Holdings, Inc.                         33,700    724,256       0.3%
    JSR Corp.                                   5,900    114,371       0.1%
    JTEKT Corp.                                18,600    308,192       0.1%
    JXTG Holdings, Inc.                       152,427    787,102       0.3%
#   K's Holdings Corp.                          1,400     32,131       0.0%
    Kamigumi Co., Ltd.                          4,000     95,756       0.0%
    Kandenko Co., Ltd.                          4,000     39,344       0.0%
    Kaneka Corp.                               36,000    297,285       0.1%
    Kawasaki Heavy Industries, Ltd.             5,300    184,907       0.1%
#*  Kawasaki Kisen Kaisha, Ltd.                 2,900     75,721       0.0%
    Kinden Corp.                                2,000     33,776       0.0%
*   Kobe Steel, Ltd.                           20,500    173,078       0.1%
    Konica Minolta, Inc.                       38,900    341,259       0.1%
    Kuraray Co., Ltd.                          24,100    474,639       0.2%
    Kyocera Corp.                               5,700    381,259       0.2%
    Kyushu Financial Group, Inc.                5,550     35,277       0.0%
    LIXIL Group Corp.                          11,800    324,984       0.1%
    Marubeni Corp.                             70,800    474,717       0.2%
    Mazda Motor Corp.                          45,300    653,938       0.3%
    Mebuki Financial Group, Inc.               28,540    119,066       0.1%
    Medipal Holdings Corp.                      8,700    161,570       0.1%
    Mitsubishi Chemical Holdings Corp.         49,500    517,043       0.2%
    Mitsubishi Corp.                           23,500    550,321       0.2%
    Mitsubishi Gas Chemical Co., Inc.          11,500    281,321       0.1%
    Mitsubishi Heavy Industries, Ltd.          15,300    598,642       0.2%
#   Mitsubishi Logistics Corp.                    999     25,875       0.0%
    Mitsubishi Materials Corp.                  8,300    315,601       0.1%
    Mitsubishi UFJ Financial Group, Inc.      397,400  2,695,621       1.1%
    Mitsubishi UFJ Lease & Finance Co., Ltd.   37,100    195,737       0.1%
    Mitsui & Co., Ltd.                         26,900    401,734       0.2%
    Mitsui Chemicals, Inc.                      9,800    302,192       0.1%
    Mitsui Fudosan Co., Ltd.                   16,400    382,792       0.2%
    Mitsui OSK Lines, Ltd.                      5,800    177,604       0.1%
    Mizuho Financial Group, Inc.              566,600  1,029,444       0.4%
    MS&AD Insurance Group Holdings, Inc.       21,950    745,692       0.3%
    NEC Corp.                                  19,600    537,817       0.2%
    NGK Spark Plug Co., Ltd.                    7,700    175,723       0.1%
    NHK Spring Co., Ltd.                       15,300    175,095       0.1%
    Nikon Corp.                                 4,100     77,863       0.0%
    Nippo Corp.                                 5,000    104,403       0.0%
    Nippon Electric Glass Co., Ltd.             2,800    114,320       0.1%
    Nippon Express Co., Ltd.                    6,700    425,132       0.2%
    Nippon Paper Industries Co., Ltd.           8,000    159,155       0.1%
    Nippon Shokubai Co., Ltd.                   2,200    165,948       0.1%
    Nippon Steel & Sumitomo Metal Corp.        36,018    863,548       0.4%
*   Nippon Yusen K.K.                          10,100    213,611       0.1%
    Nissan Motor Co., Ltd.                    112,700  1,096,050       0.4%
    Nisshin Seifun Group, Inc.                    900     15,817       0.0%
    Nisshinbo Holdings, Inc.                    3,000     36,023       0.0%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 JAPAN -- (Continued)
     NOK Corp.                                6,500 $  159,659       0.1%
     Nomura Holdings, Inc.                  145,900    834,952       0.3%
     Nomura Real Estate Holdings, Inc.        8,700    191,492       0.1%
     NSK, Ltd.                                3,500     50,395       0.0%
     NTN Corp.                               28,000    136,004       0.1%
     Obayashi Corp.                           9,000    117,840       0.1%
     Oji Holdings Corp.                      61,000    357,521       0.1%
     ORIX Corp.                              61,900  1,064,284       0.4%
     Resona Holdings, Inc.                  109,300    590,802       0.2%
     Ricoh Co., Ltd.                         55,100    511,319       0.2%
     Rohm Co., Ltd.                             900     83,779       0.0%
     Sankyo Co., Ltd.                         1,800     58,100       0.0%
     SBI Holdings, Inc.                       8,380    132,250       0.1%
     Sega Sammy Holdings, Inc.                1,100     15,485       0.0%
     Seino Holdings Co., Ltd.                 5,000     72,947       0.0%
     Sekisui House, Ltd.                     21,200    396,407       0.2%
     Shinsei Bank, Ltd.                       5,500     92,817       0.0%
 #   Shizuoka Bank, Ltd. (The)               13,000    126,511       0.1%
     Showa Denko K.K.                         7,400    247,951       0.1%
     Sojitz Corp.                            34,370    103,729       0.0%
     Sompo Holdings, Inc.                    10,897    438,007       0.2%
     Sumitomo Chemical Co., Ltd.            109,000    766,035       0.3%
     Sumitomo Corp.                          17,700    256,015       0.1%
     Sumitomo Electric Industries, Ltd.      46,600    793,380       0.3%
     Sumitomo Forestry Co., Ltd.              6,300    106,093       0.0%
     Sumitomo Heavy Industries, Ltd.          6,600    277,296       0.1%
     Sumitomo Metal Mining Co., Ltd.          8,000    315,613       0.1%
     Sumitomo Mitsui Financial Group, Inc.   51,500  2,063,230       0.8%
     Sumitomo Mitsui Trust Holdings, Inc.     8,403    331,665       0.1%
     Sumitomo Rubber Industries, Ltd.        14,600    277,221       0.1%
     Suzuken Co., Ltd.                        1,700     61,281       0.0%
     T&D Holdings, Inc.                      10,400    162,247       0.1%
     Taiheiyo Cement Corp.                    8,000    319,752       0.1%
     Takashimaya Co., Ltd.                   22,000    202,420       0.1%
     TDK Corp.                                7,700    591,662       0.2%
     Teijin, Ltd.                            11,800    249,750       0.1%
     Toda Corp.                               4,000     32,589       0.0%
     Tokai Rika Co., Ltd.                     2,300     48,411       0.0%
     Tokio Marine Holdings, Inc.             21,400    922,494       0.4%
     Tokyo Tatemono Co., Ltd.                12,400    173,951       0.1%
     Tokyu Fudosan Holdings Corp.            35,400    232,086       0.1%
     Toppan Printing Co., Ltd.               20,000    203,474       0.1%
     Tosoh Corp.                             15,500    334,501       0.1%
     Toyo Seikan Group Holdings, Ltd.         9,600    169,804       0.1%
     Toyoda Gosei Co., Ltd.                   6,400    156,493       0.1%
     Toyota Industries Corp.                  5,100    313,913       0.1%
     Toyota Motor Corp.                     105,370  6,535,685       2.6%
     Toyota Motor Corp. Sponsored ADR         2,140    265,360       0.1%
     Toyota Tsusho Corp.                     16,300    592,839       0.2%
     TS Tech Co., Ltd.                        2,900    103,860       0.0%
     Ube Industries, Ltd.                     5,900    181,248       0.1%
 #   Yamada Denki Co., Ltd.                  51,200    272,343       0.1%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
 JAPAN -- (Continued)
 #   Yamaguchi Financial Group, Inc.         6,000 $    72,679       0.0%
     Yokohama Rubber Co., Ltd. (The)         6,100     137,141       0.1%
     Zeon Corp.                              9,000     119,823       0.1%
                                                   -----------      ----
 TOTAL JAPAN                                        56,281,044      22.3%
                                                   -----------      ----
 NETHERLANDS -- (2.9%)
     ABN AMRO Group NV                      21,288     657,466       0.3%
     Aegon NV                               48,034     283,586       0.1%
 *   ArcelorMittal(03938L203)               27,335     781,771       0.3%
 *   ArcelorMittal(BYPBS67)                 21,499     615,626       0.3%
     Coca-Cola European Partners P.L.C.      1,208      49,551       0.0%
     ING Groep NV                          105,622   1,951,838       0.8%
 #   ING Groep NV Sponsored ADR             18,092     335,064       0.1%
 #   Koninklijke Ahold Delhaize NV          49,060     923,066       0.4%
     Koninklijke DSM NV                      9,616     820,415       0.3%
     Koninklijke Philips NV                 10,261     418,546       0.2%
     NN Group NV                            14,308     599,183       0.2%
                                                   -----------      ----
 TOTAL NETHERLANDS                                   7,436,112       3.0%
                                                   -----------      ----
 NEW ZEALAND -- (0.1%)
     Air New Zealand, Ltd.                  51,320     115,939       0.0%
     Auckland International Airport, Ltd.    9,837      41,927       0.0%
     Fletcher Building, Ltd.                33,834     170,666       0.1%
 #   Fonterra Co-operative Group, Ltd.       4,334      18,890       0.0%
                                                   -----------      ----
 TOTAL NEW ZEALAND                                     347,422       0.1%
                                                   -----------      ----
 NORWAY -- (0.8%)
     Aker ASA Class A                        1,365      61,845       0.0%
     DNB ASA                                25,174     485,843       0.2%
     Norsk Hydro ASA                        55,078     426,213       0.2%
     SpareBank 1 SR-Bank ASA                 5,781      64,032       0.0%
 #   Statoil ASA                             5,853     118,918       0.0%
     Storebrand ASA                         20,270     173,612       0.1%
 #   Subsea 7 SA                            24,381     410,999       0.2%
     Yara International ASA                  9,106     432,468       0.2%
                                                   -----------      ----
 TOTAL NORWAY                                        2,173,930       0.9%
                                                   -----------      ----
 PORTUGAL -- (0.0%)
     EDP Renovaveis SA                       7,795      64,454       0.0%
                                                   -----------      ----
 SINGAPORE -- (0.9%)
     CapitaLand, Ltd.                       95,400     256,912       0.1%
     City Developments, Ltd.                26,400     250,717       0.1%
     DBS Group Holdings, Ltd.               25,362     423,509       0.2%
     Golden Agri-Resources, Ltd.           242,500      70,284       0.0%
     Hutchison Port Holdings Trust         275,100     118,294       0.0%
     Keppel Corp., Ltd.                     38,400     211,364       0.1%
     SembCorp Industries, Ltd.              71,700     173,654       0.1%
     Singapore Airlines, Ltd.               55,100     415,253       0.1%
     United Industrial Corp., Ltd.          13,400      32,371       0.0%
     UOL Group, Ltd.                        23,399     155,174       0.1%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                   SHARES   VALUE++   OF NET ASSETS**
                                                   ------- ---------- ---------------
SINGAPORE -- (Continued)
    Wilmar International, Ltd.                      90,800 $  225,951       0.1%
                                                           ----------       ---
TOTAL SINGAPORE                                             2,333,483       0.9%
                                                           ----------       ---
SPAIN -- (2.9%)
    Banco Bilbao Vizcaya Argentaria SA              66,381    580,467       0.2%
    Banco de Sabadell SA                           402,337    805,563       0.3%
    Banco Santander SA                             574,879  3,897,281       1.5%
    Mapfre SA                                       47,384    154,969       0.1%
    Repsol SA                                      118,050  2,212,185       0.9%
                                                           ----------       ---
TOTAL SPAIN                                                 7,650,465       3.0%
                                                           ----------       ---
SWEDEN -- (2.8%)
    Boliden AB                                      20,869    730,243       0.3%
*   Essity AB Class B                                9,808    293,156       0.1%
    Getinge AB Class B                              14,010    275,767       0.1%
    Holmen AB Class B                                4,027    197,924       0.1%
#   ICA Gruppen AB                                   7,040    259,630       0.1%
    Millicom International Cellular SA               5,055    323,267       0.1%
    Nordea Bank AB                                 167,882  2,028,805       0.8%
    Pandox AB                                        2,732     49,796       0.0%
    Skandinaviska Enskilda Banken AB Class A        75,373    928,867       0.4%
*   SSAB AB Class A                                  4,743     23,286       0.0%
*   SSAB AB Class B                                 12,319     49,659       0.0%
#   Svenska Cellulosa AB SCA Class A                   318      3,094       0.0%
    Svenska Cellulosa AB SCA Class B                20,872    195,987       0.1%
    Svenska Handelsbanken AB Class A                20,776    297,768       0.1%
    Tele2 AB Class B                                 2,303     29,294       0.0%
    Telefonaktiebolaget LM Ericsson Class B         67,232    423,096       0.2%
    Telefonaktiebolaget LM Ericsson Sponsored ADR   14,668     91,675       0.0%
    Telia Co. AB                                   111,067    514,069       0.2%
    Trelleborg AB Class B                           18,377    455,082       0.2%
                                                           ----------       ---
TOTAL SWEDEN                                                7,170,465       2.8%
                                                           ----------       ---
SWITZERLAND -- (7.4%)
    ABB, Ltd.                                       15,391    401,936       0.2%
    Adecco Group AG                                 13,828  1,097,076       0.4%
    Baloise Holding AG                               3,212    506,395       0.2%
    Banque Cantonale Vaudoise                           35     25,167       0.0%
    Cie Financiere Richemont SA                     24,867  2,292,396       0.9%
    Clariant AG                                     24,689    621,173       0.2%
    Credit Suisse Group AG                          41,972    661,429       0.3%
*   Dufry AG                                         3,435    511,294       0.2%
    Flughafen Zurich AG                              1,622    352,746       0.1%
    Helvetia Holding AG                                228    122,569       0.0%
    Julius Baer Group, Ltd.                         13,824    817,656       0.3%
    LafargeHolcim, Ltd.                             16,919    955,329       0.4%
    LafargeHolcim, Ltd.                              8,340    470,015       0.2%
    Novartis AG                                     20,736  1,710,289       0.7%
    Novartis AG Sponsored ADR                       17,251  1,424,588       0.6%
    Swatch Group AG (The)(7184736)                   3,896    293,667       0.1%
    Swatch Group AG (The)(7184725)                   2,353    922,244       0.4%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                        SHARES     VALUE++    OF NET ASSETS**
                                                       --------- ------------ ---------------
SWITZERLAND -- (Continued)
    Swiss Life Holding AG                                  1,881 $    653,778       0.3%
    Swiss Re AG                                           13,991    1,316,697       0.5%
    UBS Group AG(BRJL176)                                 45,288      770,489       0.3%
*   UBS Group AG(H42097107)                               37,591      639,423       0.3%
    Vifor Pharma AG                                          373       47,976       0.0%
    Zurich Insurance Group AG                              8,427    2,571,626       1.0%
                                                                 ------------      ----
TOTAL SWITZERLAND                                                  19,185,958       7.6%
                                                                 ------------      ----
UNITED KINGDOM -- (16.2%)
    Anglo American P.L.C.                                116,552    2,198,522       0.9%
    Antofagasta P.L.C.                                    12,809      162,336       0.1%
    Aviva P.L.C.                                          50,470      338,577       0.1%
    Barclays P.L.C.                                          293          723       0.0%
    Barclays P.L.C. Sponsored ADR                        109,121    1,073,751       0.4%
    Barratt Developments P.L.C.                           49,999      434,732       0.2%
    BHP Billiton P.L.C. ADR                                7,347      266,843       0.1%
    BP P.L.C. Sponsored ADR                              161,971    6,587,356       2.6%
    Glencore P.L.C.                                      439,685    2,120,688       0.8%
    HSBC Holdings P.L.C. Sponsored ADR                   125,644    6,127,658       2.4%
    J Sainsbury P.L.C.                                   157,080      505,832       0.2%
    Kingfisher P.L.C.                                    158,788      660,182       0.3%
    Lloyds Banking Group P.L.C.                        1,959,721    1,776,351       0.7%
#   Lloyds Banking Group P.L.C. ADR                      374,716    1,382,702       0.5%
    Mediclinic International P.L.C.                        4,305       33,275       0.0%
    Old Mutual P.L.C.                                     41,667      105,698       0.0%
    Pearson P.L.C.                                        12,532      117,019       0.0%
#   Pearson P.L.C. Sponsored ADR                          26,052      241,762       0.1%
*   Royal Bank of Scotland Group P.L.C.                   20,710       77,798       0.0%
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR     20,712      157,204       0.1%
    Royal Dutch Shell P.L.C. Sponsored ADR, Class A      101,150    6,375,484       2.5%
#   Royal Dutch Shell P.L.C. Sponsored ADR, Class B       67,602    4,418,467       1.8%
    Royal Mail P.L.C.                                     50,639      251,633       0.1%
*   Standard Chartered P.L.C.                            124,368    1,238,689       0.5%
    Travis Perkins P.L.C.                                  7,739      156,227       0.1%
    Vodafone Group P.L.C.                              1,510,348    4,320,106       1.7%
    Vodafone Group P.L.C. Sponsored ADR                   22,008      637,787       0.3%
    WM Morrison Supermarkets P.L.C.                      144,447      430,053       0.2%
                                                                 ------------      ----
TOTAL UNITED KINGDOM                                               42,197,455      16.7%
                                                                 ------------      ----
TOTAL COMMON STOCKS                                               246,961,474      97.9%
                                                                 ------------      ----
PREFERRED STOCKS -- (1.1%)
GERMANY -- (1.1%)
    Bayerische Motoren Werke AG                            3,650      320,260       0.1%
    Porsche Automobil Holding SE                           5,072      371,146       0.2%
    Volkswagen AG                                         12,186    2,231,295       0.9%
                                                                 ------------      ----
TOTAL GERMANY                                                       2,922,701       1.2%
                                                                 ------------      ----
TOTAL PREFERRED STOCKS                                              2,922,701       1.2%
                                                                 ------------      ----

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES    VALUE++    OF NET ASSETS**
                                           ------- ------------ ---------------
 RIGHTS/WARRANTS -- (0.0%)
 SPAIN -- (0.0%)
 *     Banco Santander SA Rights 11/01/17  632,996 $     30,231        0.0%
                                                   ------------      -----
 TOTAL INVESTMENT SECURITIES                        249,914,406
                                                   ------------

                                                     VALUE+
                                                   ------------
 SECURITIES LENDING COLLATERAL -- (4.1%)
 (S)@  DFA Short Term Investment Fund      931,162   10,774,478        4.3%
                                                   ------------      -----
 TOTAL INVESTMENTS -- (100.0%) (Cost $233,361,285) $260,688,884      103.4%
                                                   ============      =====

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                   $    55,427 $ 14,487,261   --    $ 14,542,688
     Austria                              --      279,222   --         279,222
     Belgium                              --    3,036,079   --       3,036,079
     Canada                       20,172,418           --   --      20,172,418
     Denmark                              --    3,998,672   --       3,998,672
     Finland                              --    2,395,630   --       2,395,630
     France                               --   23,775,282   --      23,775,282
     Germany                       2,329,254   17,608,792   --      19,938,046
     Hong Kong                            --    6,775,721   --       6,775,721
     Ireland                         508,621      412,404   --         921,025
     Israel                               --      717,120   --         717,120
     Italy                           154,980    5,413,803   --       5,568,783
     Japan                           265,360   56,015,684   --      56,281,044
     Netherlands                   1,535,381    5,900,731   --       7,436,112
     New Zealand                          --      347,422   --         347,422
     Norway                               --    2,173,930   --       2,173,930
     Portugal                             --       64,454   --          64,454
     Singapore                            --    2,333,483   --       2,333,483
     Spain                                --    7,650,465   --       7,650,465
     Sweden                           91,675    7,078,790   --       7,170,465
     Switzerland                   2,064,011   17,121,947   --      19,185,958
     United Kingdom               27,269,014   14,928,441   --      42,197,455
  Preferred Stocks
     Germany                              --    2,922,701   --       2,922,701
  RIGHTS/WARRANTS
     Spain                                --       30,231   --          30,231
  Securities Lending Collateral           --   10,774,478   --      10,774,478
                                 ----------- ------------   --    ------------
  TOTAL                          $54,446,141 $206,242,743   --    $260,688,884
                                 =========== ============   ==    ============

                       VA INTERNATIONAL SMALL PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                   PERCENTAGE
                                                SHARES  VALUE++  OF NET ASSETS**
                                                ------- -------- ---------------
COMMON STOCKS -- (91.7%)
AUSTRALIA -- (5.9%)
#*  A.C.N. 004 410 833, Ltd.                    211,294 $  3,176       0.0%
#   Adelaide Brighton, Ltd.                      31,770  151,247       0.1%
    Ainsworth Game Technology, Ltd.              21,326   37,222       0.0%
*   Alkane Resources, Ltd.                       19,700    4,451       0.0%
    ALS, Ltd.                                    37,104  222,767       0.1%
    Altium, Ltd.                                 10,936  100,416       0.1%
#   AMA Group, Ltd.                              51,262   36,728       0.0%
#   Amaysim Australia, Ltd.                      25,746   37,764       0.0%
    Ansell, Ltd.                                 13,518  248,827       0.1%
#   AP Eagers, Ltd.                              10,209   58,715       0.0%
#   APN Outdoor Group, Ltd.                      12,328   44,173       0.0%
    Appen, Ltd.                                   3,820   15,799       0.0%
    ARB Corp., Ltd.                               6,754   94,257       0.1%
#   Ardent Leisure Group                         67,227   96,506       0.1%
    Asaleo Care, Ltd.                            27,966   31,717       0.0%
#*  Atlas Iron, Ltd.                            881,033   11,444       0.0%
    AUB Group, Ltd.                               6,741   68,382       0.0%
    Ausdrill, Ltd.                               37,331   62,107       0.0%
    Austal, Ltd.                                 38,990   52,626       0.0%
*   Australian Agricultural Co., Ltd.            47,194   53,165       0.0%
    Australian Finance Group, Ltd.               19,471   24,375       0.0%
    Australian Pharmaceutical Industries, Ltd.   42,815   49,423       0.0%
    Auswide Bank, Ltd.                            3,989   16,713       0.0%
#   Automotive Holdings Group, Ltd.              29,309   72,719       0.0%
    Aveo Group                                   37,729   73,053       0.0%
    AVJennings, Ltd.                             30,044   16,085       0.0%
*   AWE, Ltd.                                    53,433   20,910       0.0%
    Bapcor, Ltd.                                 27,701  115,493       0.1%
    Beach Energy, Ltd.                          199,738  149,423       0.1%
*   Beadell Resources, Ltd.                      69,221    9,469       0.0%
    Bega Cheese, Ltd.                            17,890  100,791       0.1%
#*  Bellamy's Australia, Ltd.                     8,893   81,956       0.1%
#*  Billabong International, Ltd.                 8,658    4,231       0.0%
#   Blackmores, Ltd.                              1,296  158,506       0.1%
    Blue Sky Alternative Investments, Ltd.        3,335   35,955       0.0%
    Breville Group, Ltd.                         11,850  105,830       0.1%
    Brickworks, Ltd.                              6,908   75,133       0.0%
    BT Investment Management, Ltd.               14,605  120,827       0.1%
    BWX, Ltd.                                     5,230   29,049       0.0%
    Cabcharge Australia, Ltd.                     9,538   12,101       0.0%
*   Capitol Health, Ltd.                         65,386   13,775       0.0%
*   Cardno, Ltd.                                 35,915   36,531       0.0%
*   Carnarvon Petroleum, Ltd.                     6,703      514       0.0%
    carsales.com, Ltd.                           16,600  174,323       0.1%
    Cash Converters International, Ltd.          15,875    4,371       0.0%
    Cedar Woods Properties, Ltd.                  6,587   28,900       0.0%
    Centuria Capital Group                       27,679   28,599       0.0%
#   Class, Ltd.                                   7,230   15,943       0.0%
    Cleanaway Waste Management, Ltd.            149,823  172,420       0.1%
*   Coal of Africa, Ltd.                         22,474      775       0.0%
    Codan, Ltd.                                   7,613   13,982       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                                 SHARES  VALUE++  OF NET ASSETS**
                                                 ------- -------- ---------------
AUSTRALIA -- (Continued)
    Collection House, Ltd.                        19,602 $ 21,005       0.0%
    Collins Foods, Ltd.                           15,075   63,995       0.0%
#*  Cooper Energy, Ltd.                           98,587   21,933       0.0%
#   Corporate Travel Management, Ltd.              4,235   78,002       0.0%
    Costa Group Holdings, Ltd.                    24,756  117,794       0.1%
    Credit Corp. Group, Ltd.                       4,510   69,412       0.0%
#*  CSG, Ltd.                                     15,131    6,830       0.0%
    CSR, Ltd.                                     47,117  171,380       0.1%
*   CuDeco, Ltd.                                   4,262    1,095       0.0%
    Data#3, Ltd.                                   9,441   13,673       0.0%
    Decmil Group, Ltd.                             8,327    8,108       0.0%
#*  Doray Minerals, Ltd.                          36,011    5,087       0.0%
    Downer EDI, Ltd.                              57,779  310,036       0.2%
    DuluxGroup, Ltd.                              28,442  160,630       0.1%
    Eclipx Group, Ltd.                            22,128   68,699       0.0%
#*  Elders, Ltd.                                  13,433   52,114       0.0%
*   Energy World Corp., Ltd.                      50,545   11,584       0.0%
    EQT Holdings, Ltd.                             1,194   16,910       0.0%
    ERM Power, Ltd.                               19,540   20,333       0.0%
    Estia Health, Ltd.                             9,557   25,483       0.0%
    Event Hospitality and Entertainment, Ltd.      8,362   85,551       0.1%
    Evolution Mining, Ltd.                        95,655  171,835       0.1%
    Fairfax Media, Ltd.                          198,477  167,197       0.1%
#*  FAR, Ltd.                                    313,919   15,862       0.0%
#   Fleetwood Corp., Ltd.                          6,315   11,898       0.0%
#   FlexiGroup, Ltd.                              35,882   40,358       0.0%
    Flight Centre Travel Group, Ltd.               3,531  126,591       0.1%
    Freedom Foods Group, Ltd.                      8,186   29,387       0.0%
#   G8 Education, Ltd.                            37,120  129,672       0.1%
#*  Galaxy Resources, Ltd.                        39,774  105,261       0.1%
#   Gateway Lifestyle                             17,457   26,390       0.0%
#   GBST Holdings, Ltd.                            4,021    5,924       0.0%
    Genworth Mortgage Insurance Australia, Ltd.   33,243   72,351       0.0%
*   Gold Road Resources, Ltd.                     82,018   43,201       0.0%
    GrainCorp, Ltd. Class A                       23,955  156,023       0.1%
    Greencross, Ltd.                              10,802   43,978       0.0%
    GUD Holdings, Ltd.                            10,117   92,531       0.1%
    GWA Group, Ltd.                               23,855   46,574       0.0%
    Hansen Technologies, Ltd.                     13,980   36,303       0.0%
#   Healthscope, Ltd.                             37,072   55,687       0.0%
    Helloworld, Ltd.                               5,594   19,709       0.0%
    HFA Holdings, Ltd.                             6,842   15,990       0.0%
*   Highfield Resources, Ltd.                     21,161   16,994       0.0%
    HT&E, Ltd.                                    28,002   37,296       0.0%
    IDP Education, Ltd.                           11,245   48,270       0.0%
    Iluka Resources, Ltd.                         30,100  216,899       0.1%
*   Imdex, Ltd.                                   64,144   47,635       0.0%
#   IMF Bentham, Ltd.                             21,420   38,242       0.0%
#   Independence Group NL                         46,348  142,412       0.1%
*   Infigen Energy                                97,403   54,548       0.0%
    Infomedia, Ltd.                               29,538   17,736       0.0%
    Integral Diagnostics, Ltd.                    15,730   20,292       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                             SHARES  VALUE++  OF NET ASSETS**
                                             ------- -------- ---------------
  AUSTRALIA -- (Continued)
      Integrated Research, Ltd.                5,600 $ 16,459       0.0%
  #   InvoCare, Ltd.                           8,056  104,739       0.1%
      IOOF Holdings, Ltd.                     27,727  228,702       0.1%
  #   IPH, Ltd.                               12,393   55,576       0.0%
      IRESS, Ltd.                             11,450  103,226       0.1%
      iSelect, Ltd.                           28,342   34,660       0.0%
  #   iSentia Group, Ltd.                     23,190   17,592       0.0%
      IVE Group, Ltd.                          8,273   12,928       0.0%
  #   Japara Healthcare, Ltd.                 25,811   39,952       0.0%
  #   JB Hi-Fi, Ltd.                           8,419  147,800       0.1%
  #*  Karoon Gas Australia, Ltd.              22,730   20,920       0.0%
  #*  Kingsgate Consolidated, Ltd.            11,507    3,560       0.0%
      Lifestyle Communities, Ltd.             11,551   39,960       0.0%
      Link Administration Holdings, Ltd.      39,182  247,418       0.1%
      Lovisa Holdings, Ltd.                    1,926    8,736       0.0%
  *   Lynas Corp., Ltd.                       10,000    1,382       0.0%
      MACA, Ltd.                              16,858   27,007       0.0%
  *   Macmahon Holdings, Ltd.                 69,831   12,848       0.0%
      Macquarie Atlas Roads Group             35,130  160,438       0.1%
      Magellan Financial Group, Ltd.           2,908   54,073       0.0%
      Mantra Group, Ltd.                      34,680  103,623       0.1%
  #*  Mayne Pharma Group, Ltd.               106,784   56,083       0.0%
      McMillan Shakespeare, Ltd.               8,031   96,936       0.1%
  *   Medusa Mining, Ltd.                      7,354    2,217       0.0%
      Melbourne IT, Ltd.                      10,977   25,971       0.0%
  #*  Mesoblast, Ltd.                         30,610   31,369       0.0%
      Metals X, Ltd.                          86,575   66,274       0.0%
      Metcash, Ltd.                           94,294  194,792       0.1%
      Michael Hill International, Ltd.        19,759   16,039       0.0%
  *   Mineral Deposits, Ltd.                  31,704   19,884       0.0%
      Mineral Resources, Ltd.                 13,856  184,905       0.1%
  #*  MMA Offshore, Ltd.                      18,410    2,674       0.0%
      MNF Group, Ltd.                          4,922   22,065       0.0%
      Monadelphous Group, Ltd.                 9,312  121,070       0.1%
      Monash IVF Group, Ltd.                  17,197   20,541       0.0%
  #   Mortgage Choice, Ltd.                   10,500   17,755       0.0%
      Mount Gibson Iron, Ltd.                 65,404   19,040       0.0%
  #   Myer Holdings, Ltd.                     91,183   53,423       0.0%
  #   MYOB Group, Ltd.                        26,435   76,078       0.0%
  #   Navitas, Ltd.                           16,439   60,123       0.0%
  #*  NetComm Wireless, Ltd.                   6,048    5,464       0.0%
      New Hope Corp., Ltd.                    19,918   30,486       0.0%
  #*  NEXTDC, Ltd.                            21,470   84,926       0.1%
      nib holdings, Ltd.                      28,607  138,172       0.1%
      Nick Scali, Ltd.                         1,607    8,182       0.0%
  #   Nine Entertainment Co. Holdings, Ltd.   72,663   83,489       0.1%
      Northern Star Resources, Ltd.           43,482  172,917       0.1%
  *   NRW Holdings, Ltd.                      58,423   57,501       0.0%
      Nufarm, Ltd.(6335331)                   15,520  103,697       0.1%
      Nufarm, Ltd.(B672BY1)                    3,449   23,968       0.0%
      OFX Group, Ltd.                         28,697   30,670       0.0%
  #   oOh!media, Ltd.                         17,349   58,202       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                           SHARES  VALUE++  OF NET ASSETS**
                                           ------- -------- ---------------
     AUSTRALIA -- (Continued)
     #*  Orocobre, Ltd.                     12,533 $ 46,640       0.0%
         Orora, Ltd.                        80,035  208,700       0.1%
         OZ Minerals, Ltd.                  31,111  192,113       0.1%
         Pacific Current Group, Ltd.         4,475   24,062       0.0%
         Pact Group Holdings, Ltd.          11,420   50,695       0.0%
     #*  Paladin Energy, Ltd.              190,272    3,463       0.0%
         Peet, Ltd.                         32,470   36,299       0.0%
         Perpetual, Ltd.                     3,506  130,300       0.1%
     #*  Perseus Mining, Ltd.              113,003   27,503       0.0%
     #   Platinum Asset Management, Ltd.    14,364   80,280       0.1%
         PMP, Ltd.                          56,315   32,375       0.0%
     #   Premier Investments, Ltd.          10,542  106,979       0.1%
         Primary Health Care, Ltd.          49,111  128,721       0.1%
         Prime Media Group, Ltd.            30,543    8,664       0.0%
         Pro Medicus, Ltd.                   2,131   10,930       0.0%
     #   Qube Holdings, Ltd.                97,326  191,776       0.1%
     #   Quintis, Ltd.                      35,825    6,449       0.0%
     *   Ramelius Resources, Ltd.           40,850   12,137       0.0%
     #   RCG Corp., Ltd.                    24,487   14,069       0.0%
         RCR Tomlinson, Ltd.                16,514   54,411       0.0%
         Reckon, Ltd.                        1,448    1,381       0.0%
     #   Regis Healthcare, Ltd.              9,281   25,904       0.0%
         Regis Resources, Ltd.              42,610  126,579       0.1%
     #   Reject Shop, Ltd. (The)             1,897    6,770       0.0%
     #   Reliance Worldwide Corp., Ltd.      7,347   21,012       0.0%
         Resolute Mining, Ltd.              88,278   69,233       0.0%
     #   Retail Food Group, Ltd.            14,253   48,026       0.0%
         Ridley Corp., Ltd.                 33,330   37,028       0.0%
     *   Salmat, Ltd.                        3,642    1,251       0.0%
         Sandfire Resources NL              19,825   87,291       0.1%
     *   Saracen Mineral Holdings, Ltd.     69,377   76,883       0.0%
         SeaLink Travel Group, Ltd.          8,701   28,628       0.0%
     #   Select Harvests, Ltd.              10,691   38,455       0.0%
     #*  Senex Energy, Ltd.                125,484   33,240       0.0%
     #   Servcorp, Ltd.                      6,297   26,847       0.0%
         Service Stream, Ltd.               24,219   25,976       0.0%
         Seven Group Holdings, Ltd.         11,413  116,132       0.1%
         Seven West Media, Ltd.            118,278   61,233       0.0%
         SG Fleet Group, Ltd.                9,631   30,143       0.0%
         Sigma Healthcare, Ltd.            130,057   75,206       0.0%
     #*  Silex Systems, Ltd.                 1,112      255       0.0%
     #   Silver Chef, Ltd.                   1,766    9,824       0.0%
     #*  Silver Lake Resources, Ltd.        40,594   11,288       0.0%
         Sims Metal Management, Ltd.        15,927  161,493       0.1%
     *   Sino Gas & Energy Holdings, Ltd.  153,490   11,250       0.0%
         Sirtex Medical, Ltd.                5,520   57,809       0.0%
         SmartGroup Corp., Ltd.              8,573   63,858       0.0%
         Southern Cross Media Group, Ltd.   67,418   57,930       0.0%
         Spark Infrastructure Group        101,734  198,046       0.1%
         SpeedCast International, Ltd.      24,475   78,052       0.0%
         St Barbara, Ltd.                   40,823   90,257       0.1%
         Steadfast Group, Ltd.              67,455  138,661       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE++   OF NET ASSETS**
                                            ------- ----------- ---------------
AUSTRALIA -- (Continued)
#*  Sundance Energy Australia, Ltd.          99,276 $     4,182       0.0%
    Sunland Group, Ltd.                      14,139      18,519       0.0%
#   Super Retail Group, Ltd.                 12,641      75,256       0.0%
#   Superloop, Ltd.                          20,174      38,776       0.0%
#*  Syrah Resources, Ltd.                    30,646      79,288       0.1%
    Tabcorp Holdings, Ltd.                   72,768     250,376       0.1%
    Tassal Group, Ltd.                       21,706      70,021       0.0%
    Technology One, Ltd.                     18,475      71,367       0.0%
#   Thorn Group, Ltd.                        15,487       9,487       0.0%
*   Tiger Resources, Ltd.                   149,819       4,495       0.0%
#   Tox Free Solutions, Ltd.                 22,147      41,584       0.0%
    Treasury Wine Estates, Ltd.               4,916      59,011       0.0%
#*  Troy Resources, Ltd.                      3,735         280       0.0%
    Villa World, Ltd.                        12,158      24,219       0.0%
#   Village Roadshow, Ltd.                    7,008      20,125       0.0%
#*  Virgin Australia Holdings, Ltd.          62,219       8,837       0.0%
    Virtus Health, Ltd.                       9,520      39,987       0.0%
    Vita Group, Ltd.                          4,214       4,175       0.0%
    Vocus Group, Ltd.                        11,731      25,912       0.0%
*   Watpac, Ltd.                              6,412       3,488       0.0%
    Webjet, Ltd.                              7,653      67,510       0.0%
#   Western Areas, Ltd.                      34,456      73,509       0.0%
*   Westgold Resources, Ltd.                 23,434      33,491       0.0%
*   Whitehaven Coal, Ltd.                    51,274     146,552       0.1%
*   WorleyParsons, Ltd.                      23,014     247,529       0.1%
    WPP AUNZ, Ltd.                           38,883      27,376       0.0%
                                                    -----------       ---
TOTAL AUSTRALIA                                      14,530,735       6.4%
                                                    -----------       ---
AUSTRIA -- (1.3%)
    Agrana Beteiligungs AG                      351      43,517       0.0%
    ANDRITZ AG                                4,587     259,377       0.1%
    Atrium European Real Estate, Ltd.        20,363      95,379       0.0%
    Austria Technologie & Systemtechnik AG    2,825      60,482       0.0%
    BUWOG AG                                  7,840     225,985       0.1%
    CA Immobilien Anlagen AG                  7,521     214,450       0.1%
#   DO & CO AG                                  729      38,659       0.0%
    EVN AG                                    3,510      55,406       0.0%
*   FACC AG                                   3,286      57,301       0.0%
    Flughafen Wien AG                           307      12,353       0.0%
    IMMOFINANZ AG                            63,330     160,050       0.1%
    Kapsch TrafficCom AG                        449      26,079       0.0%
    Lenzing AG                                  773     104,640       0.1%
    Mayr Melnhof Karton AG                      651      94,518       0.0%
    Oberbank AG                               1,279     118,509       0.1%
    Oesterreichische Post AG                  1,784      79,221       0.0%
    Palfinger AG                              1,513      66,881       0.0%
    POLYTEC Holding AG                        1,603      39,887       0.0%
#   Porr Ag                                   1,717      53,681       0.0%
*   Raiffeisen Bank International AG          8,639     300,431       0.1%
    Rosenbauer International AG                 346      21,829       0.0%
    S IMMO AG                                 5,806     102,270       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                          SHARES  VALUE++   OF NET ASSETS**
                                                          ------ ---------- ---------------
AUSTRIA -- (Continued)
#*  Schoeller-Bleckmann Oilfield Equipment AG              1,172 $  109,358       0.1%
    Semperit AG Holding                                    1,085     31,725       0.0%
    Strabag SE                                             1,316     54,951       0.0%
    Telekom Austria AG                                    13,062    122,289       0.1%
    UBM Realitaetenentwicklung AG                            299     13,616       0.0%
    UNIQA Insurance Group AG                              16,100    164,959       0.1%
    Verbund AG                                             4,002     97,185       0.1%
    Vienna Insurance Group AG Wiener Versicherung Gruppe   3,916    114,638       0.1%
    Wienerberger AG                                       10,988    281,924       0.1%
    Zumtobel Group AG                                      2,862     48,931       0.0%
                                                                 ----------       ---
TOTAL AUSTRIA                                                     3,270,481       1.4%
                                                                 ----------       ---
BELGIUM -- (1.6%)
#*  Ablynx NV                                              4,354     89,328       0.0%
    Ackermans & van Haaren NV                              1,870    320,264       0.2%
*   AGFA-Gevaert NV                                       15,370     72,214       0.0%
    Atenor                                                   277     15,598       0.0%
    Banque Nationale de Belgique                              20     66,523       0.0%
    Barco NV                                               1,156    118,436       0.1%
    Bekaert SA                                             3,353    158,603       0.1%
    bpost SA                                               6,213    175,170       0.1%
#*  Celyad SA                                                590     34,392       0.0%
    Cie d'Entreprises CFE                                    765    111,865       0.1%
    Cie Immobiliere de Belgique SA                           426     26,368       0.0%
    D'ieteren SA                                           2,506    114,610       0.1%
    Deceuninck NV                                          6,500     24,127       0.0%
    Econocom Group SA                                     14,168    109,040       0.1%
    Elia System Operator SA                                2,587    150,060       0.1%
#   Euronav NV                                             9,936     82,342       0.0%
    EVS Broadcast Equipment SA                             1,783     67,009       0.0%
#   Exmar NV                                               2,768     18,410       0.0%
#*  Fagron                                                 3,624     47,009       0.0%
*   Galapagos NV(B07MXC1)                                    507     49,189       0.0%
*   Galapagos NV(B07Q2V5)                                  2,063    200,630       0.1%
*   Galapagos NV(B083BK7)                                    974     94,358       0.1%
    Gimv NV                                                1,205     72,623       0.0%
#   Ion Beam Applications                                  1,765     54,105       0.0%
    Kinepolis Group NV                                     1,251     84,532       0.0%
    Lotus Bakeries                                            24     60,929       0.0%
#*  MDxHealth                                              3,381     18,802       0.0%
    Melexis NV                                             1,525    152,810       0.1%
#*  Nyrstar NV                                             6,866     54,818       0.0%
    Ontex Group NV                                         6,162    216,716       0.1%
    Orange Belgium SA                                      2,853     66,085       0.0%
    Picanol                                                  107     12,072       0.0%
    Recticel SA                                            4,845     47,970       0.0%
    Resilux                                                   88     15,441       0.0%
    Roularta Media Group NV                                  455     11,364       0.0%
    Sioen Industries NV                                      775     23,597       0.0%
    Sipef SA                                                 638     46,936       0.0%
*   Tessenderlo Group SA                                   2,976    142,815       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
  BELGIUM -- (Continued)
  *   ThromboGenics NV                       2,924 $   15,229       0.0%
      Umicore SA                            13,338    596,078       0.3%
      Van de Velde NV                          433     23,957       0.0%
  *   Viohalco SA                            9,200     31,619       0.0%
                                                   ----------       ---
  TOTAL BELGIUM                                     3,894,043       1.7%
                                                   ----------       ---
  CANADA -- (8.0%)
  *   5N Plus, Inc.                          2,300      5,491       0.0%
  #   Absolute Software Corp.                4,400     28,478       0.0%
      Acadian Timber Corp.                     500      7,592       0.0%
  *   Advantage Oil & Gas, Ltd.             16,781     88,841       0.0%
      Aecon Group, Inc.                      8,691    130,894       0.1%
  *   Africa Oil Corp.                      26,629     33,645       0.0%
      Ag Growth International, Inc.          1,567     61,339       0.0%
      AGF Management, Ltd. Class B           7,733     49,811       0.0%
  #   AGT Food & Ingredients, Inc.           1,730     31,017       0.0%
      Aimia, Inc.                           11,200     21,964       0.0%
  #   AirBoss of America Corp.               2,200     19,696       0.0%
      AKITA Drilling, Ltd. Class A           1,200      6,539       0.0%
  *   Alacer Gold Corp.                     30,833     48,038       0.0%
      Alamos Gold, Inc. Class A             21,890    138,623       0.1%
  #   Alaris Royalty Corp.                   3,325     52,680       0.0%
      Algoma Central Corp.                   1,600     16,185       0.0%
  *   Alio Gold, Inc.                        5,135     20,378       0.0%
  #   Altius Minerals Corp.                  6,900     63,807       0.0%
      Altus Group, Ltd.                      3,100     84,655       0.0%
      Andrew Peller, Ltd. Class A            2,700     25,847       0.0%
  *   Argonaut Gold, Inc.                   25,712     46,437       0.0%
  #*  Asanko Gold, Inc.                     12,801     11,907       0.0%
  #*  Athabasca Oil Corp.                   58,945     53,001       0.0%
  *   ATS Automation Tooling Systems, Inc.  12,187    140,281       0.1%
  *   AuRico Metals, Inc.                    9,625      9,699       0.0%
  #   AutoCanada, Inc.                       2,934     53,013       0.0%
  *   Avigilon Corp.                         3,800     56,348       0.0%
  *   B2Gold Corp.                          64,014    162,752       0.1%
  #   Badger Daylighting, Ltd.               2,653     60,397       0.0%
  #*  Baytex Energy Corp.                   20,339     55,967       0.0%
  #*  Bellatrix Exploration, Ltd.            7,882     18,879       0.0%
      Birchcliff Energy, Ltd.               15,661     63,732       0.0%
  #   Bird Construction, Inc.                3,138     23,789       0.0%
  #   Black Diamond Group, Ltd.              2,510      4,183       0.0%
  *   BlackPearl Resources, Inc.            31,370     26,504       0.0%
      BMTC Group, Inc.                         850      8,730       0.0%
      Bonavista Energy Corp.                28,620     60,785       0.0%
  #   Bonterra Energy Corp.                  3,561     41,928       0.0%
      Boralex, Inc. Class A                 10,000    177,661       0.1%
      BRP, Inc.                              2,600     87,385       0.0%
  #*  Calfrac Well Services, Ltd.           13,544     54,592       0.0%
      Calian Group, Ltd.                       600     15,450       0.0%
  #   Callidus Capital Corp.                 1,150      9,725       0.0%
      Canaccord Genuity Group, Inc.         15,050     50,046       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                    SHARES VALUE++  OF NET ASSETS**
                                                    ------ -------- ---------------
CANADA -- (Continued)
#*  Canacol Energy, Ltd.                            18,050 $ 57,364       0.0%
#   Canadian Western Bank                           10,908  307,260       0.1%
*   Canfor Corp.                                     6,700  133,263       0.1%
    Canfor Pulp Products, Inc.                       3,143   34,327       0.0%
    CanWel Building Materials Group, Ltd.            4,700   24,154       0.0%
    Capital Power Corp.                              7,080  134,071       0.1%
*   Capstone Mining Corp.                           44,912   51,175       0.0%
    Cara Operations, Ltd.                            1,100   22,518       0.0%
#   Cardinal Energy, Ltd.                               83      309       0.0%
    Cascades, Inc.                                  11,282  135,898       0.1%
*   Celestica, Inc.                                 20,795  208,740       0.1%
*   Centerra Gold, Inc.                             18,043  122,518       0.1%
    CES Energy Solutions Corp.                      14,133   76,137       0.0%
#*  China Gold International Resources Corp., Ltd.  32,200   49,919       0.0%
#*  Chinook Energy, Inc.                             6,624    1,643       0.0%
#   Cineplex, Inc.                                   3,452  104,408       0.1%
    Clearwater Seafoods, Inc.                        1,700   11,767       0.0%
    Cogeco Communications, Inc.                      1,302   93,606       0.1%
    Cogeco, Inc.                                       900   61,349       0.0%
    Colliers International Group, Inc.               2,646  155,076       0.1%
    Computer Modelling Group, Ltd.                  13,262  105,163       0.1%
#*  Continental Gold, Inc.                           2,700    6,488       0.0%
#*  Copper Mountain Mining Corp.                    12,235   14,795       0.0%
    Corby Spirit and Wine, Ltd.                        900   15,278       0.0%
*   Corridor Resources, Inc.                         2,900    1,349       0.0%
    Corus Entertainment, Inc. Class B               10,396   96,458       0.1%
#   Cott Corp.                                      23,910  358,437       0.2%
*   Crew Energy, Inc.                               22,528   76,310       0.0%
*   CRH Medical Corp.                                6,100   14,327       0.0%
*   Delphi Energy Corp.                             16,088   14,964       0.0%
#*  Denison Mines Corp.                             58,144   23,887       0.0%
*   Descartes Systems Group, Inc. (The)             10,575  306,569       0.1%
*   Detour Gold Corp.                                7,200   76,738       0.0%
#   DHX Media, Ltd.(BRF12P5)                         5,428   17,882       0.0%
#   DHX Media, Ltd.(BRF12N3)                         4,500   14,964       0.0%
#*  DIRTT Environmental Solutions                    3,800   18,763       0.0%
    Dominion Diamond Corp.                           9,954  141,660       0.1%
    Dorel Industries, Inc. Class B                   4,600  119,947       0.1%
*   Dundee Precious Metals, Inc.                    18,655   37,307       0.0%
    E-L Financial Corp., Ltd.                          104   66,669       0.0%
    ECN Capital Corp.                               12,818   42,028       0.0%
    Eldorado Gold Corp.                             90,969  114,231       0.1%
    Element Fleet Management Corp.                  13,300  102,474       0.1%
*   Endeavour Mining Corp.                           4,031   71,651       0.0%
#*  Endeavour Silver Corp.                           4,200    8,692       0.0%
    Enercare, Inc.                                   7,449  116,115       0.1%
    Enerflex, Ltd.                                   6,568   89,348       0.1%
#*  Energy Fuels, Inc.                               5,331    7,355       0.0%
    Enerplus Corp.                                  15,151  138,932       0.1%
    Enghouse Systems, Ltd.                           3,100  131,007       0.1%
    Ensign Energy Services, Inc.                    19,500  100,364       0.1%
#   Equitable Group, Inc.                            1,243   57,809       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
 CANADA -- (Continued)
 *   Essential Energy Services Trust           11,693 $  5,348       0.0%
     Evertz Technologies, Ltd.                  2,402   35,115       0.0%
 #   Exchange Income Corp.                      2,943   79,158       0.0%
     Exco Technologies, Ltd.                    2,400   19,478       0.0%
 #   Extendicare, Inc.                          9,010   65,440       0.0%
     Fiera Capital Corp.                        4,200   45,773       0.0%
     Firm Capital Mortgage Investment Corp.     2,800   27,564       0.0%
 #*  First Majestic Silver Corp.               16,864  113,594       0.1%
 #   First National Financial Corp.             1,280   28,475       0.0%
     FirstService Corp.                         2,646  184,201       0.1%
 #*  Fission Uranium Corp.                     33,000   14,324       0.0%
 *   Fortuna Silver Mines, Inc.                25,900  109,012       0.1%
     Freehold Royalties, Ltd.                   9,300  113,754       0.1%
     Gamehost, Inc.                             2,000   16,898       0.0%
 #   Genworth MI Canada, Inc.                   4,070  126,476       0.1%
     Gibson Energy, Inc.                        8,625  117,264       0.1%
 *   Glacier Media, Inc.                        1,800      795       0.0%
 #   Gluskin Sheff + Associates, Inc.           3,294   41,210       0.0%
 *   GMP Capital, Inc.                          2,541    5,180       0.0%
 #*  Golden Star Resources, Ltd.               49,073   38,419       0.0%
 *   Gran Tierra Energy, Inc.                  34,593   75,348       0.0%
 #   Granite Oil Corp.                          3,233    8,621       0.0%
 *   Great Canadian Gaming Corp.                7,700  182,995       0.1%
 #*  Great Panther Silver, Ltd.                 9,200   11,267       0.0%
     Guardian Capital Group, Ltd. Class A       2,600   51,391       0.0%
 *   Guyana Goldfields, Inc.                    8,829   31,481       0.0%
 *   Heroux-Devtek, Inc.                        3,700   42,217       0.0%
     High Liner Foods, Inc.                     2,300   25,334       0.0%
 #   Home Capital Group, Inc.                   6,300   68,171       0.0%
 #   Horizon North Logistics, Inc.             22,417   30,408       0.0%
     HudBay Minerals, Inc.                     26,392  196,186       0.1%
 #   Hudson's Bay Co.                           4,700   41,058       0.0%
 *   IAMGOLD Corp.                             58,100  318,850       0.2%
 #*  Imperial Metals Corp.                      5,000   11,511       0.0%
 *   Indigo Books & Music, Inc.                   500    7,170       0.0%
     Innergex Renewable Energy, Inc.            9,210  100,588       0.1%
 *   Interfor Corp.                             5,200   84,645       0.0%
 *   International Tower Hill Mines, Ltd.       1,260      537       0.0%
     Intertape Polymer Group, Inc.              9,144  134,952       0.1%
 *   Ivanhoe Mines, Ltd. Class A               34,815  126,026       0.1%
     Jean Coutu Group PJC, Inc. (The) Class A   7,700  146,110       0.1%
     Just Energy Group, Inc.                   10,855   60,413       0.0%
     K-Bro Linen, Inc.                            700   21,194       0.0%
 *   Kelt Exploration, Ltd.                     9,188   50,352       0.0%
 *   Kinaxis, Inc.                              1,050   52,358       0.0%
 *   Kingsway Financial Services, Inc.            600    3,279       0.0%
     Kirkland Lake Gold, Ltd.                  14,205  166,593       0.1%
 *   Klondex Mines, Ltd.                       24,674   71,339       0.0%
 *   Knight Therapeutics, Inc.                 11,310   73,465       0.0%
 #   Labrador Iron Ore Royalty Corp.            5,200   84,161       0.0%
     Laurentian Bank of Canada                  6,100  283,699       0.1%
     Leon's Furniture, Ltd.                     2,400   36,406       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
 CANADA -- (Continued)
     Linamar Corp.                                507 $ 30,763       0.0%
     Liquor Stores N.A., Ltd.                   2,666   20,272       0.0%
     Lucara Diamond Corp.                      44,600   77,785       0.0%
     Magellan Aerospace Corp.                   1,400   20,966       0.0%
 *   Mainstreet Equity Corp.                      300    8,781       0.0%
     Mainstreet Health Investments, Inc.        1,700   14,603       0.0%
 *   Major Drilling Group International, Inc.  10,973   58,773       0.0%
 #   Mandalay Resources Corp.                  31,100    7,111       0.0%
 *   Manitok Energy, Inc.                         177        8       0.0%
     Maple Leaf Foods, Inc.                     7,540  195,557       0.1%
     Martinrea International, Inc.             13,933  136,619       0.1%
 #   Maxar Technologies, Ltd.                   3,472  219,634       0.1%
 *   Maxim Power Corp.                          1,300    2,872       0.0%
     Medical Facilities Corp.                   3,200   34,900       0.0%
 #*  MEG Energy Corp.                          20,593   91,464       0.1%
     Melcor Developments, Ltd.                    500    5,833       0.0%
 *   Mitel Networks Corp.                       9,680   83,212       0.0%
     Morguard Corp.                               400   59,530       0.0%
     Morneau Shepell, Inc.                      3,901   64,981       0.0%
     MTY Food Group, Inc.                       2,300   90,798       0.1%
     Mullen Group, Ltd.                         9,051  118,776       0.1%
 *   Nautilus Minerals, Inc.                   12,961    2,110       0.0%
     Nevsun Resources, Ltd.                    32,682   77,012       0.0%
     New Flyer Industries, Inc.                 5,010  212,578       0.1%
 *   New Gold, Inc.                            61,280  202,826       0.1%
 #*  Newalta Corp.                              5,065    3,416       0.0%
     Norbord, Inc.                              6,210  223,838       0.1%
     North American Energy Partners, Inc.       1,500    6,046       0.0%
     North West Co., Inc. (The)                 4,181  102,021       0.1%
     Northland Power, Inc.                      8,254  157,838       0.1%
 *   Novelion Therapeutics, Inc.                1,160    5,475       0.0%
 *   NuVista Energy, Ltd.                      29,960  186,249       0.1%
 #*  Obsidian Energy, Ltd.                     50,277   53,391       0.0%
     OceanaGold Corp.                          30,853   82,747       0.0%
     Osisko Gold Royalties, Ltd.                6,694   84,260       0.0%
 #*  Painted Pony Energy, Ltd.                  9,134   19,187       0.0%
     Pan American Silver Corp.                 15,858  259,117       0.1%
 *   Paramount Resources, Ltd. Class A          8,344  142,814       0.1%
 *   Parex Resources, Inc.                     11,740  156,157       0.1%
     Parkland Fuel Corp.                        5,859  118,988       0.1%
     Pason Systems, Inc.                        6,503   94,412       0.1%
     Pembina Pipeline Corp.                     5,445  180,021       0.1%
 #*  Pengrowth Energy Corp.                    63,899   71,819       0.0%
 *   PHX Energy Services Corp.                  3,600    6,279       0.0%
 #   Pizza Pizza Royalty Corp.                  2,100   27,933       0.0%
 #*  Platinum Group Metals, Ltd.                6,169    2,487       0.0%
     Polaris Infrastructure, Inc.               2,100   30,586       0.0%
 #*  PolyMet Mining Corp.                      10,894    6,755       0.0%
 *   Precision Drilling Corp.                  31,890   95,663       0.1%
     Premium Brands Holdings Corp.              1,330  107,629       0.1%
 #*  Pretium Resources, Inc.                    8,100   91,165       0.1%
 #*  Pulse Seismic, Inc.                        3,900   10,097       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
    CANADA -- (Continued)
        Pure Technologies, Ltd.               2,800 $ 11,612       0.0%
        Quarterhill, Inc.                    10,900   20,615       0.0%
    *   Questerre Energy Corp. Class A        6,950    3,987       0.0%
    *   Raging River Exploration, Inc.       12,900   76,094       0.0%
        Reitmans Canada, Ltd. Class A         4,500   16,185       0.0%
        Richelieu Hardware, Ltd.              5,280  138,293       0.1%
    *   Richmont Mines, Inc.                  9,977   86,847       0.0%
    #*  RMP Energy, Inc.                     11,827    6,876       0.0%
        Rogers Sugar, Inc.                    7,200   35,439       0.0%
        Russel Metals, Inc.                  10,500  234,726       0.1%
    *   Sabina Gold & Silver Corp.           23,819   39,326       0.0%
    #*  Sandstorm Gold, Ltd.                 13,700   59,044       0.0%
        Secure Energy Services, Inc.         13,624   88,813       0.0%
    *   SEMAFO, Inc.                         40,300  101,211       0.1%
        ShawCor, Ltd.                         4,801  104,051       0.1%
    #*  Sherritt International Corp.         27,937   28,584       0.0%
    #   Sienna Senior Living, Inc.            4,271   58,829       0.0%
    *   Sierra Metals, Inc.                     100      243       0.0%
    #*  Sierra Wireless, Inc.                 5,200  116,326       0.1%
        Sleep Country Canada Holdings, Inc.   2,328   69,059       0.0%
    *   Solium Capital, Inc.                  2,100   17,547       0.0%
    #*  Spartan Energy Corp.                  7,900   41,824       0.0%
    #   Sprott, Inc.                         12,583   20,775       0.0%
    *   SSR Mining, Inc.                     19,506  187,334       0.1%
        Stantec, Inc.                         5,745  164,143       0.1%
    #*  Stars Group, Inc. (The)               5,760  115,950       0.1%
        Stella-Jones, Inc.                    6,400  250,027       0.1%
    #*  Stornoway Diamond Corp.              37,400   18,844       0.0%
    #   Stuart Olson, Inc.                    1,045    4,317       0.0%
    #   Student Transportation, Inc.          5,497   32,170       0.0%
    *   SunOpta, Inc.                         8,443   78,533       0.0%
    #   Superior Plus Corp.                  13,614  137,079       0.1%
    #   Surge Energy, Inc.                   27,498   46,040       0.0%
    *   Taseko Mines, Ltd.                   35,100   76,996       0.0%
    #*  Tembec, Inc.                          1,115    4,053       0.0%
    *   Teranga Gold Corp.                    7,800   15,841       0.0%
        TFI International, Inc.               5,451  131,574       0.1%
    *   Theratechnologies, Inc.               2,300   13,638       0.0%
    #   Timbercreek Financial Corp.           3,900   28,688       0.0%
    #*  TMAC Resources, Inc.                  1,187    7,425       0.0%
        TMX Group, Ltd.                       2,699  147,471       0.1%
        TORC Oil & Gas, Ltd.                  8,774   46,180       0.0%
    *   Torex Gold Resources, Inc.            5,210   71,844       0.0%
        Toromont Industries, Ltd.             8,251  363,719       0.2%
    #   Torstar Corp. Class B                 4,700    4,918       0.0%
        Total Energy Services, Inc.           5,261   61,941       0.0%
        TransAlta Corp.                      21,600  127,748       0.1%
        TransAlta Renewables, Inc.            6,736   72,628       0.0%
        Transcontinental, Inc. Class A       10,005  222,109       0.1%
    #*  TransGlobe Energy Corp.               6,000   10,139       0.0%
    *   Trevali Mining Corp.                 31,500   33,451       0.0%
    *   Trican Well Service, Ltd.            41,574  156,293       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
 CANADA -- (Continued)
     Tricon Capital Group, Inc.              6,100 $    51,255       0.0%
 *   Trinidad Drilling, Ltd.                40,764      53,716       0.0%
 *   TVA Group, Inc. Class B                 1,200       3,525       0.0%
 #   Uni-Select, Inc.                        4,278      92,451       0.1%
 #*  UrtheCast Corp.                        16,000      13,332       0.0%
 #   Valener, Inc.                           3,700      63,526       0.0%
     Wajax Corp.                             1,263      22,967       0.0%
 *   Wesdome Gold Mines, Ltd.                9,279      12,875       0.0%
     West Fraser Timber Co., Ltd.            2,316     140,870       0.1%
 *   Western Energy Services Corp.           4,624       4,409       0.0%
     Western Forest Products, Inc.          41,030      83,326       0.0%
     WestJet Airlines, Ltd.                  1,600      33,436       0.0%
 *   Westport Fuel Systems, Inc.             4,800      16,557       0.0%
     Westshore Terminals Investment Corp.    3,842      73,290       0.0%
     Whitecap Resources, Inc.               28,701     206,008       0.1%
     Winpak, Ltd.                            3,000     115,805       0.1%
 *   Xtreme Drilling Corp.                     813       1,323       0.0%
     Yamana Gold, Inc.                      20,884      54,229       0.0%
 #*  Yellow Pages, Ltd.                      2,040      13,093       0.0%
     ZCL Composites, Inc.                    4,000      42,167       0.0%
     Zenith Capital Corp.                    1,300          82       0.0%
                                                   -----------       ---
 TOTAL CANADA                                       19,577,572       8.6%
                                                   -----------       ---
 CHINA -- (0.0%)
     BEP International Holdings, Ltd.      980,000      22,912       0.0%
                                                   -----------       ---
 DENMARK -- (1.8%)
     ALK-Abello A.S.                           603      94,391       0.0%
     Alm Brand A.S.                          7,780      80,468       0.0%
     Ambu A.S. Class B                       2,017     185,910       0.1%
 *   Bang & Olufsen A.S.                     4,730     109,632       0.1%
 *   Bavarian Nordic A.S.                    3,307     134,191       0.1%
 #*  D/S Norden A.S.                         3,399      70,611       0.0%
     DFDS A.S.                               3,765     218,340       0.1%
 #   FLSmidth & Co. A.S.                     3,876     265,707       0.1%
     GN Store Nord A.S.                     13,176     436,041       0.2%
 *   H+H International A.S. Class B            875      17,809       0.0%
     IC Group A.S.                             310       7,616       0.0%
 *   Jeudan A.S.                               153      17,103       0.0%
     Jyske Bank A.S.                         5,843     330,177       0.2%
     Matas A.S.                              1,466      16,416       0.0%
 *   Nilfisk Holding A.S.                    3,029     145,565       0.1%
 *   NKT A.S.                                3,029     129,857       0.1%
     NNIT A.S.                                 643      18,319       0.0%
     Nordjyske Bank A.S.                       870      16,483       0.0%
     Parken Sport & Entertainment A.S.         400       4,564       0.0%
     Per Aarsleff Holding A.S.               1,870      51,833       0.0%
     Ringkjoebing Landbobank A.S.            2,050     102,336       0.0%
     Rockwool International A.S. Class A       232      57,537       0.0%
     Rockwool International A.S. Class B       664     180,268       0.1%
     Royal Unibrew A.S.                      3,200     184,226       0.1%
     RTX A.S.                                  869      25,776       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                          SHARES  VALUE++   OF NET ASSETS**
                                          ------ ---------- ---------------
    DENMARK -- (Continued)
    *   Santa Fe Group A.S.                1,200 $    9,395       0.0%
        Schouw & Co. AB                    1,171    121,858       0.1%
        SimCorp A.S.                       4,078    249,053       0.1%
        Solar A.S. Class B                   610     39,169       0.0%
        Spar Nord Bank A.S.                9,494    120,750       0.1%
        Sydbank A.S.                       6,695    261,362       0.1%
        TDC A.S.                          53,810    318,135       0.1%
        Tivoli A.S.                          126     10,993       0.0%
    *   TK Development A.S.                5,947      8,747       0.0%
    *   Topdanmark A.S.                    5,627    231,319       0.1%
        United International Enterprises     127     26,376       0.0%
    *   Vestjysk Bank A.S.                   725        333       0.0%
    *   Zealand Pharma A.S.                1,917     35,416       0.0%
                                                 ----------       ---
    TOTAL DENMARK                                 4,334,082       1.9%
                                                 ----------       ---
    FINLAND -- (2.2%)
        Ahlstrom-Munksjo Oyj               1,922     42,177       0.0%
        Aktia Bank Oyj                     2,800     30,237       0.0%
        Alma Media Oyj                     4,469     36,195       0.0%
        Amer Sports Oyj                   11,574    287,969       0.1%
        Aspo Oyj                           2,685     28,715       0.0%
        Atria Oyj                            781     10,889       0.0%
    *   BasWare Oyj                          944     46,498       0.0%
    #   Bittium Oyj                        2,478     17,872       0.0%
        Cargotec Oyj Class B               3,259    192,390       0.1%
    *   Caverion Oyj                       9,595     72,626       0.0%
        Citycon Oyj                       41,650    101,701       0.1%
        Cramo Oyj                          3,702     82,189       0.0%
        Elisa Oyj                          9,007    362,686       0.2%
        F-Secure Oyj                       8,209     42,050       0.0%
        Finnair Oyj                        9,583    124,978       0.1%
        Fiskars Oyj Abp                    3,846     96,071       0.1%
        HKScan Oyj Class A                 1,550      5,692       0.0%
        Huhtamaki Oyj                      9,902    421,774       0.2%
        Kemira Oyj                        11,128    156,791       0.1%
        Kesko Oyj Class A                  1,487     75,395       0.0%
        Kesko Oyj Class B                  5,689    290,529       0.1%
        Konecranes Oyj                     4,377    201,533       0.1%
        Lassila & Tikanoja Oyj             3,659     77,586       0.0%
        Lemminkainen Oyj                     590     15,824       0.0%
        Metsa Board Oyj                   18,842    139,772       0.1%
        Metso Oyj                          7,931    288,040       0.1%
        Nokian Renkaat Oyj                 9,938    455,629       0.2%
        Olvi Oyj Class A                   1,579     51,579       0.0%
        Oriola Oyj Class B                13,143     49,285       0.0%
        Orion Oyj Class A                  2,049     84,102       0.1%
        Outokumpu Oyj                     31,475    297,532       0.1%
    #*  Outotec Oyj                       14,723    117,117       0.1%
        Pihlajalinna Oyj                     563     10,356       0.0%
        Ponsse Oyj                         1,180     37,039       0.0%
    *   Poyry Oyj                          3,314     18,921       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            PERCENTAGE
                                        SHARES  VALUE++   OF NET ASSETS**
                                        ------ ---------- ---------------
      FINLAND -- (Continued)
          Raisio Oyj Class V            12,031 $   49,730       0.0%
          Ramirent Oyj                   7,197     66,213       0.0%
          Rapala VMC Oyj                 1,900      8,586       0.0%
          Revenio Group Oyj                435     18,652       0.0%
          Sanoma Oyj                    10,553    125,270       0.1%
      #   SRV Group OYJ                  2,217     10,678       0.0%
      *   Stockmann Oyj Abp Class A      1,299      8,400       0.0%
      #*  Stockmann Oyj Abp Class B      2,495     16,026       0.0%
      *   Talvivaara Mining Co. P.L.C.  22,722        151       0.0%
          Technopolis Oyj               16,667     75,103       0.0%
          Tieto Oyj                      5,057    154,828       0.1%
          Tikkurila Oyj                  4,795     94,782       0.1%
          Uponor Oyj                     4,164     83,824       0.0%
          Vaisala Oyj Class A              919     49,951       0.0%
          Valmet Oyj                    10,858    210,524       0.1%
          YIT Oyj                       15,739    119,613       0.1%
                                               ----------       ---
      TOTAL FINLAND                             5,462,070       2.4%
                                               ----------       ---
      FRANCE -- (5.0%)
          ABC Arbitrage                  3,745     27,007       0.0%
      *   Air France-KLM                15,396    241,065       0.1%
          Akka Technologies                785     47,340       0.0%
          Albioma SA                     2,166     51,633       0.0%
          Altamir                        1,905     34,351       0.0%
          Alten SA                       1,951    170,744       0.1%
          Altran Technologies SA        12,392    229,187       0.1%
      *   Amplitude Surgical SAS         1,840      9,133       0.0%
          April SA                       1,417     23,599       0.0%
          Assystem                         808     31,265       0.0%
          Aubay                            637     25,644       0.0%
          Axway Software SA                836     22,986       0.0%
          Bastide le Confort Medical       266     14,328       0.0%
          Beneteau SA                    4,056     72,969       0.0%
      *   Bigben Interactive             1,286     20,205       0.0%
          Boiron SA                        603     54,444       0.0%
          Bonduelle SCA                  1,714     80,896       0.0%
      #   Bourbon Corp.                  2,220     19,835       0.0%
          Burelle SA                        18     26,900       0.0%
      #   Casino Guichard Perrachon SA   2,449    139,837       0.1%
      *   Cegedim SA                       532     20,706       0.0%
      #*  CGG SA                         1,407      6,721       0.0%
          Chargeurs SA                   1,921     54,190       0.0%
          Cie des Alpes                    997     31,623       0.0%
          Cie Plastic Omnium SA          4,515    188,264       0.1%
      *   Coface SA                     10,006    109,328       0.1%
          Derichebourg SA               10,240    109,188       0.1%
          Devoteam SA                      449     41,959       0.0%
          Edenred                       19,087    550,252       0.3%
          Electricite de Strasbourg SA     132     19,204       0.0%
          Elior Group SA                 8,305    235,847       0.1%
      #   Elis SA                        6,271    163,499       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            PERCENTAGE
                                          SHARES VALUE++  OF NET ASSETS**
                                          ------ -------- ---------------
       FRANCE -- (Continued)
       *   Eramet                          1,152 $ 94,876       0.1%
       *   Esso SA Francaise                 197   13,449       0.0%
       *   Etablissements Maurel et Prom   3,640   15,435       0.0%
           Euler Hermes Group              1,134  131,557       0.1%
           Euronext NV                     4,035  239,641       0.1%
           Europcar Groupe SA              5,805   83,021       0.0%
       #   Eutelsat Communications SA      4,923  123,311       0.1%
           Exel Industries Class A           184   24,464       0.0%
           Faurecia                        4,027  292,744       0.1%
       *   Fnac Darty SA                   1,311  123,908       0.1%
       *   Fnac Darty SA                     648   61,351       0.0%
           Gaumont SA                        129   14,966       0.0%
           Gaztransport Et Technigaz SA    2,233  109,294       0.1%
           GL Events                       1,075   32,749       0.0%
           Groupe Crit                       231   21,800       0.0%
           Groupe Eurotunnel SE           25,550  321,082       0.2%
           Groupe Open                       355   11,990       0.0%
           Guerbet                           759   68,332       0.0%
           Haulotte Group SA               1,014   18,479       0.0%
           HERIGE SADCS                      186    8,253       0.0%
       *   ID Logistics Group                172   29,531       0.0%
           Imerys SA                       2,352  214,163       0.1%
           Ingenico Group SA               4,878  473,695       0.2%
           Interparfums SA                   169    6,300       0.0%
           Ipsen SA                        1,923  232,505       0.1%
           IPSOS                           3,707  137,008       0.1%
           Jacquet Metal Service           1,426   46,114       0.0%
           Kaufman & Broad SA                852   37,649       0.0%
           Korian SA                       3,572  116,084       0.1%
           Lagardere SCA                   9,737  320,651       0.2%
           Laurent-Perrier                   195   18,288       0.0%
           Le Belier                         216   11,862       0.0%
           Le Noble Age                      809   56,717       0.0%
           Lectra                          2,315   67,745       0.0%
           Linedata Services                 187    8,528       0.0%
           LISI                            2,061   94,607       0.1%
           Maisons France Confort SA         440   30,737       0.0%
           Manitou BF SA                   1,600   63,396       0.0%
           Manutan International             508   50,110       0.0%
           Mersen SA                       1,560   68,469       0.0%
           Metropole Television SA         3,670   84,846       0.1%
           MGI Coutier                       768   31,182       0.0%
       *   Naturex                           661   75,068       0.0%
           Neopost SA                      3,741  137,896       0.1%
           Nexans SA                       3,061  200,334       0.1%
           Nexity SA                       3,411  209,647       0.1%
       *   Nicox                           2,438   24,954       0.0%
       *   NRJ Group                       2,200   27,770       0.0%
           Oeneo SA                        1,489   16,411       0.0%
       #*  Onxeo SA                        4,614    7,634       0.0%
           Orpea                           2,801  335,585       0.2%
       #*  Parrot SA                       2,552   31,818       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                                  SHARES   VALUE++   OF NET ASSETS**
                                                                  ------ ----------- ---------------
FRANCE -- (Continued)
*   Pierre & Vacances SA                                             633 $    33,854       0.0%
    Plastivaloire                                                    640      16,389       0.0%
    Rallye SA                                                      3,323      56,812       0.0%
#*  Recylex SA                                                     1,500      24,634       0.0%
    Rexel SA                                                      25,457     453,950       0.2%
    Robertet SA                                                       95      44,429       0.0%
    Rothschild & Co.                                               1,757      63,099       0.0%
    Rubis SCA                                                      8,402     527,247       0.2%
    Samse SA                                                         132      24,155       0.0%
    Sartorius Stedim Biotech                                       1,836     125,125       0.1%
    Savencia SA                                                      669      63,904       0.0%
    Seche Environnement SA                                           288      10,434       0.0%
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco     501      24,519       0.0%
    Societe pour l'Informatique Industrielle                         216       5,596       0.0%
*   SOITEC                                                         1,888     148,584       0.1%
#*  Solocal Group                                                 54,046      59,798       0.0%
    Somfy SA                                                       1,060     107,363       0.1%
    Sopra Steria Group                                             1,183     221,922       0.1%
    SPIE SA                                                        4,548     119,664       0.1%
*   Stallergenes Greer P.L.C.                                        556      28,498       0.0%
*   Ste Industrielle d'Aviation Latecoere SA                       7,938      50,292       0.0%
    Stef SA                                                          287      31,726       0.0%
    Sword Group                                                      702      28,789       0.0%
    Synergie SA                                                      659      35,694       0.0%
    Tarkett SA                                                     2,054      87,374       0.1%
    Technicolor SA                                                17,993      63,760       0.0%
    Teleperformance                                                1,835     267,991       0.1%
    Television Francaise 1                                        10,205     145,091       0.1%
    Tessi SA                                                         135      27,302       0.0%
    TFF Group                                                         88      16,084       0.0%
    Thermador Groupe                                                 260      31,781       0.0%
    Total Gabon                                                       25       4,095       0.0%
    Trigano SA                                                     1,179     190,258       0.1%
*   Ubisoft Entertainment SA                                       6,345     484,121       0.2%
#*  Vallourec SA                                                  29,564     161,698       0.1%
#*  Valneva SE                                                     5,324      17,240       0.0%
    Vetoquinol SA                                                    354      22,846       0.0%
    Vicat SA                                                       1,780     137,684       0.1%
    VIEL & Cie SA                                                  4,347      27,062       0.0%
    Vilmorin & Cie SA                                                627      60,378       0.0%
*   Virbac SA                                                        455      58,583       0.0%
*   Worldline SA                                                   1,910      93,397       0.1%
                                                                         -----------       ---
TOTAL FRANCE                                                              12,155,377       5.4%
                                                                         -----------       ---
GERMANY -- (5.4%)
    Aareal Bank AG                                                 5,609     233,208       0.1%
#*  ADLER Real Estate AG                                           2,667      41,325       0.0%
    ADO Properties SA                                              1,680      83,055       0.0%
#*  ADVA Optical Networking SE                                     5,097      32,009       0.0%
*   AIXTRON SE                                                     8,383     130,863       0.1%
    Allgeier SE                                                      684      18,140       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                     SHARES VALUE++  OF NET ASSETS**
                                                     ------ -------- ---------------
GERMANY -- (Continued)
    Amadeus Fire AG                                     465 $ 42,629       0.0%
    Aurubis AG                                        2,557  209,537       0.1%
    Axel Springer SE                                  2,889  194,517       0.1%
    Bauer AG                                          1,120   36,249       0.0%
    BayWa AG                                          1,355   52,954       0.0%
    Bechtle AG                                        2,564  205,212       0.1%
#   Bertrandt AG                                        351   33,115       0.0%
    Bijou Brigitte AG                                   274   17,190       0.0%
#   Bilfinger SE                                      2,693  108,647       0.1%
#   Biotest AG                                        1,179   37,294       0.0%
    Borussia Dortmund GmbH & Co. KGaA                 6,330   52,661       0.0%
    CANCOM SE                                         1,419  104,828       0.1%
    Carl Zeiss Meditec AG                             2,614  139,387       0.1%
    CENIT AG                                            553   13,085       0.0%
    CENTROTEC Sustainable AG                          1,248   26,997       0.0%
    Cewe Stiftung & Co. KGAA                            476   46,671       0.0%
    Comdirect Bank AG                                 4,102   56,863       0.0%
    CompuGroup Medical SE                             2,314  133,235       0.1%
*   Constantin Medien AG                              3,300    7,305       0.0%
    CropEnergies AG                                   2,141   22,679       0.0%
    CTS Eventim AG & Co. KGaA                         3,105  128,430       0.1%
#   Delticom AG                                         212    3,162       0.0%
    Deutsche Beteiligungs AG                          1,347   68,483       0.0%
#   Deutsche EuroShop AG                              3,286  120,102       0.1%
    Deutsche Pfandbriefbank AG                        6,799   97,859       0.0%
    Deutz AG                                         12,197  103,327       0.1%
*   Dialog Semiconductor P.L.C.                       5,170  258,300       0.1%
    DIC Asset AG                                      4,013   47,190       0.0%
    Diebold Nixdorf AG                                  184   15,432       0.0%
    DMG Mori AG                                       2,097  121,418       0.1%
    Dr Hoenle AG                                        232   10,749       0.0%
    Draegerwerk AG & Co. KGaA                           307   27,244       0.0%
    Duerr AG                                          2,121  293,525       0.1%
    Eckert & Ziegler AG                                 388   16,433       0.0%
    Elmos Semiconductor AG                            1,053   29,689       0.0%
    ElringKlinger AG                                  2,610   45,647       0.0%
*   Evotec AG                                         6,909  147,021       0.1%
#   Ferratum Oyj                                        453   14,337       0.0%
    Fielmann AG                                       1,483  130,308       0.1%
*   First Sensor AG                                     880   21,677       0.0%
    Fraport AG Frankfurt Airport Services Worldwide     140   13,303       0.0%
    Freenet AG                                       12,499  418,565       0.2%
    Fuchs Petrolub SE                                 2,381  118,572       0.1%
    Gerresheimer AG                                   1,966  157,253       0.1%
    Gerry Weber International AG                      2,328   28,936       0.0%
    Gesco AG                                          1,167   41,597       0.0%
#   GFT Technologies SE                               1,914   28,744       0.0%
    Grammer AG                                        1,330   77,274       0.0%
    GRENKE AG                                         1,122  109,879       0.1%
*   H&R GmbH & Co. KGaA                               1,853   32,804       0.0%
    Hamburger Hafen und Logistik AG                   2,121   67,736       0.0%
*   Hapag-Lloyd AG                                      256   11,250       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                               SHARES VALUE++  OF NET ASSETS**
                                                                               ------ -------- ---------------
GERMANY -- (Continued)
*   Heidelberger Druckmaschinen AG                                             17,995 $ 71,939       0.0%
    Hella GmbH & Co KGaA                                                        2,357  142,372       0.1%
    Hornbach Baumarkt AG                                                        1,015   37,062       0.0%
    Hugo Boss AG                                                                4,284  383,158       0.2%
    Indus Holding AG                                                            2,104  147,573       0.1%
    Isra Vision AG                                                                280   54,484       0.0%
    Jenoptik AG                                                                 5,015  169,027       0.1%
#   K+S AG                                                                     16,523  401,703       0.2%
    Kloeckner & Co. SE                                                         11,414  134,606       0.1%
    Koenig & Bauer AG                                                           1,126   87,667       0.0%
    Krones AG                                                                   1,070  135,375       0.1%
    KSB AG                                                                         31   16,805       0.0%
    KWS Saat SE                                                                   187   78,786       0.0%
    Lanxess AG                                                                  6,091  477,587       0.2%
    LEG Immobilien AG                                                           4,979  507,183       0.2%
    Leifheit AG                                                                   754   26,812       0.0%
    Leoni AG                                                                    3,152  209,712       0.1%
#*  Manz AG                                                                       281   12,537       0.0%
    MLP SE                                                                      7,438   51,437       0.0%
    MTU Aero Engines AG                                                         1,722  291,399       0.1%
    Nemetschek SE                                                               2,828  252,855       0.1%
    Nexus AG                                                                    1,759   53,546       0.0%
#*  Nordex SE                                                                   4,088   42,455       0.0%
    Norma Group SE                                                              2,152  146,667       0.1%
    OHB SE                                                                        506   24,661       0.0%
    OSRAM Licht AG                                                              4,440  339,970       0.2%
#   paragon AG                                                                    263   22,880       0.0%
*   Patrizia Immobilien AG                                                      4,175   88,437       0.0%
    Pfeiffer Vacuum Technology AG                                                 720  115,602       0.1%
    PNE Wind AG                                                                 6,074   18,292       0.0%
    PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie     450   10,081       0.0%
    Puma SE                                                                       210   94,855       0.0%
    QIAGEN NV                                                                   9,718  329,707       0.1%
    QSC AG                                                                      8,683   17,361       0.0%
    Rational AG                                                                   178  117,441       0.1%
    Rheinmetall AG                                                              3,652  433,742       0.2%
#   RHOEN-KLINIKUM AG                                                           3,559  124,295       0.1%
#   RIB Software SE                                                             3,595   88,682       0.0%
#   S&T AG                                                                      5,148   99,614       0.0%
    SAF-Holland SA                                                              4,741   94,115       0.0%
    Salzgitter AG                                                               3,612  174,758       0.1%
#*  Schaltbau Holding AG                                                          277    9,689       0.0%
    SHW AG                                                                        529   21,030       0.0%
*   Siltronic AG                                                                  975  145,516       0.1%
    Sixt Leasing SE                                                             1,354   29,926       0.0%
    Sixt SE                                                                     1,196  111,946       0.1%
#   SMA Solar Technology AG                                                     1,123   52,271       0.0%
    Software AG                                                                 3,599  182,937       0.1%
    Stabilus SA                                                                 1,777  162,283       0.1%
    STRATEC Biomedical AG                                                         109    7,936       0.0%
#   Stroeer SE & Co. KGaA                                                       1,864  119,210       0.1%
    Suedzucker AG                                                               6,873  136,201       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                         SHARES     VALUE++   OF NET ASSETS**
                                                        --------- ----------- ---------------
GERMANY -- (Continued)
#*  SUESS MicroTec SE                                       2,434 $    46,853       0.0%
    Surteco SE                                                689      20,657       0.0%
    TAG Immobilien AG                                      10,009     172,554       0.1%
    Takkt AG                                                2,567      53,343       0.0%
    Technotrans AG                                            637      36,983       0.0%
*   Tele Columbus AG                                        3,055      31,861       0.0%
    TLG Immobilien AG                                       5,313     123,239       0.1%
*   Tom Tailor Holding SE                                   3,567      36,792       0.0%
    Uniper SE                                               1,423      39,984       0.0%
    VERBIO Vereinigte BioEnergie AG                         2,533      23,791       0.0%
*   Vossloh AG                                                879      55,686       0.0%
#   VTG AG                                                  1,166      67,339       0.0%
    Wacker Chemie AG                                        1,113     173,828       0.1%
    Wacker Neuson SE                                        3,397     110,644       0.1%
    Washtec AG                                                877      77,675       0.0%
    Wuestenrot & Wuerttembergische AG                         409      10,982       0.0%
    XING SE                                                   282      83,777       0.0%
    Zeal Network SE                                           472      12,684       0.0%
                                                                  -----------       ---
TOTAL GERMANY                                                      13,170,758       5.8%
                                                                  -----------       ---
HONG KONG -- (2.6%)
#*  13 Holdings, Ltd. (The)                                49,500       5,774       0.0%
    Agritrade Resources, Ltd.                              80,000      20,709       0.0%
    Alco Holdings, Ltd.                                    20,000       4,672       0.0%
    Allied Group, Ltd.                                     13,600      83,584       0.1%
    Allied Properties HK, Ltd.                            219,416      46,730       0.0%
#*  APAC Resources, Ltd.                                    6,569         943       0.0%
    APT Satellite Holdings, Ltd.                           43,500      20,812       0.0%
    Asia Financial Holdings, Ltd.                          54,874      32,733       0.0%
    Asia Satellite Telecommunications Holdings, Ltd.       11,500      10,618       0.0%
#   Asia Standard International Group, Ltd.                98,940      26,504       0.0%
    Associated International Hotels, Ltd.                  28,000      91,854       0.1%
*   Beijing Gas Blue Sky Holdings, Ltd.                    72,000       4,893       0.0%
    BOE Varitronix, Ltd.                                   20,009      14,650       0.0%
*   Bonjour Holdings, Ltd.                                 61,600       2,410       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.      20,000       6,338       0.0%
*   Brightoil Petroleum Holdings, Ltd.                    314,000      60,374       0.0%
*   Brockman Mining, Ltd.                                 256,330       3,382       0.0%
    Cafe de Coral Holdings, Ltd.                           30,000      92,311       0.1%
    Century City International Holdings, Ltd.              43,340       4,115       0.0%
*   Champion Technology Holdings, Ltd.                      4,429         579       0.0%
    Chen Hsong Holdings                                    30,000       8,975       0.0%
    Chevalier International Holdings, Ltd.                  4,000       6,611       0.0%
*   China Energy Development Holdings, Ltd.               162,000       1,928       0.0%
*   China Ever Grand Financial Leasing Group Co., Ltd.    510,000       4,323       0.0%
#*  China LNG Group, Ltd.                                 278,000      46,344       0.0%
    China Motor Bus Co., Ltd.                               1,600      20,745       0.0%
*   China Soft Power Technology Holdings, Ltd.             32,290         568       0.0%
*   China Strategic Holdings, Ltd.                      1,321,250      19,664       0.0%
#   Chinese Estates Holdings, Ltd.                         34,000      57,887       0.0%
    Chong Hing Bank, Ltd.                                  11,000      22,539       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                                                 SHARES   VALUE++  OF NET ASSETS**
                                                                                --------- -------- ---------------
HONG KONG -- (Continued)
    Chow Sang Sang Holdings International, Ltd.                                    27,000 $ 58,885       0.0%
    Chuang's Consortium International, Ltd.                                        56,000   13,080       0.0%
    CITIC Telecom International Holdings, Ltd.                                    207,000   59,197       0.0%
    CK Life Sciences Intl Holdings, Inc.                                          352,000   27,061       0.0%
#   CMBC Capital Holdings, Ltd.                                                   500,000   43,677       0.0%
#*  Convoy Global Holdings, Ltd.                                                  516,000   12,511       0.0%
#   Cowell e Holdings, Inc.                                                        47,000   23,118       0.0%
*   CP Lotus Corp.                                                                290,000    5,481       0.0%
#   Cross-Harbour Holdings, Ltd. (The)                                             30,658   49,053       0.0%
    CSI Properties, Ltd.                                                          509,543   26,476       0.0%
*   CST Group, Ltd.                                                             2,064,000   12,983       0.0%
    Dah Sing Banking Group, Ltd.                                                   38,528   85,266       0.1%
    Dah Sing Financial Holdings, Ltd.                                              13,006   87,401       0.1%
    Dickson Concepts International, Ltd.                                           14,500    5,653       0.0%
    Emperor Capital Group, Ltd.                                                   270,000   23,222       0.0%
    Emperor Entertainment Hotel, Ltd.                                              40,000    9,691       0.0%
    Emperor International Holdings, Ltd.                                          100,333   35,507       0.0%
    Emperor Watch & Jewellery, Ltd.                                               210,000   10,519       0.0%
#   Enerchina Holdings, Ltd.                                                      783,000   15,983       0.0%
#*  Esprit Holdings, Ltd.                                                         149,550   90,490       0.1%
#   Fairwood Holdings, Ltd.                                                         5,000   19,999       0.0%
    Far East Consortium International, Ltd.                                       161,876   88,420       0.1%
#   FIH Mobile, Ltd.                                                              247,000   77,562       0.1%
    First Pacific Co., Ltd.                                                        96,000   73,148       0.0%
    Fountain SET Holdings, Ltd.                                                    28,000    4,200       0.0%
*   Freeman FinTech Corp., Ltd.                                                   620,000   36,187       0.0%
*   Future World Financial Holdings, Ltd.                                           8,383      170       0.0%
*   G-Resources Group, Ltd.                                                     2,577,000   34,026       0.0%
#*  GCL New Energy Holdings, Ltd.                                                 830,000   60,677       0.0%
    Get Nice Financial Group, Ltd.                                                 16,275    4,697       0.0%
    Get Nice Holdings, Ltd.                                                       651,000   27,983       0.0%
    Giordano International, Ltd.                                                  108,000   61,059       0.0%
*   Global Brands Group Holding, Ltd.                                             496,000   57,874       0.0%
    Glorious Sun Enterprises, Ltd.                                                 72,000    8,314       0.0%
    Goodbaby International Holdings, Ltd.                                          61,000   33,325       0.0%
*   Grande Holdings, Ltd. (The)                                                    28,000    6,209       0.0%
    Great Eagle Holdings, Ltd.                                                     17,225   94,833       0.1%
#   Guotai Junan International Holdings, Ltd.                                     254,400   81,333       0.1%
#   Haitong International Securities Group, Ltd.                                  184,378  104,576       0.1%
    Hanison Construction Holdings, Ltd.                                            27,198    5,059       0.0%
*   Hao Tian Development Group, Ltd.                                              400,400   13,872       0.0%
    Harbour Centre Development, Ltd.                                               13,500   25,582       0.0%
    HKBN, Ltd.                                                                     76,000   77,168       0.0%
    HKR International, Ltd.                                                        74,533   47,567       0.0%
    Hong Kong Aircraft Engineering Co., Ltd.                                        2,400   16,195       0.0%
    Hong Kong Ferry Holdings Co., Ltd.                                             23,000   26,461       0.0%
    Hong Kong International Construction Investment Management Group Co., Ltd.     32,000   11,985       0.0%
*   Hong Kong Television Network, Ltd.                                             32,239   11,579       0.0%
    Hongkong & Shanghai Hotels, Ltd. (The)                                         54,000   87,708       0.1%
#   Hongkong Chinese, Ltd.                                                         90,000   16,032       0.0%
    Hopewell Holdings, Ltd.                                                        51,166  196,798       0.1%
#*  Hsin Chong Group Holdings, Ltd.                                               214,000    3,602       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                 PERCENTAGE
                                                             SHARES   VALUE++  OF NET ASSETS**
                                                            --------- -------- ---------------
HONG KONG -- (Continued)
*   Huarong International Financial Holdings, Ltd.             33,000 $ 11,087       0.0%
    Hung Hing Printing Group, Ltd.                             29,815    5,920       0.0%
#   Hutchison Telecommunications Hong Kong Holdings, Ltd.     118,000   42,366       0.0%
    IGG, Inc.                                                  92,000  123,519       0.1%
*   Imagi International Holdings, Ltd.                         22,800    2,134       0.0%
    IT, Ltd.                                                   54,000   27,976       0.0%
    ITC Properties Group, Ltd.                                 30,000   11,160       0.0%
    Johnson Electric Holdings, Ltd.                            29,375  118,517       0.1%
    Kerry Logistics Network, Ltd.                              61,000   84,106       0.1%
*   Kong Sun Holdings, Ltd.                                    75,000    3,551       0.0%
    Kowloon Development Co., Ltd.                              41,000   46,774       0.0%
    L'Occitane International SA                                32,250   61,276       0.0%
    Lai Sun Development Co., Ltd.                              17,708   32,019       0.0%
    Lai Sun Garment International, Ltd.                         9,000   17,595       0.0%
*   Landing International Development, Ltd.                 4,710,000  130,521       0.1%
    Lifestyle International Holdings, Ltd.                     55,000   75,419       0.0%
    Lippo China Resources, Ltd.                               586,000   18,803       0.0%
    Liu Chong Hing Investment, Ltd.                            18,000   30,936       0.0%
    Luk Fook Holdings International, Ltd.                      30,000  126,906       0.1%
    Lung Kee Bermuda Holdings                                  26,000   12,400       0.0%
#*  Macau Legend Development, Ltd.                            293,000   46,997       0.0%
    Magnificent Hotel Investment, Ltd.                        336,000   10,134       0.0%
    Man Wah Holdings, Ltd.                                    127,200  114,919       0.1%
#*  Mason Group Holdings, Ltd.                              2,129,598   36,064       0.0%
#*  Master Glory Group, Ltd.                                  660,000    8,211       0.0%
#*  Midland Holdings, Ltd.                                     60,000   16,228       0.0%
*   Midland IC&I, Ltd.                                         30,000    1,537       0.0%
    Ming Fai International Holdings, Ltd.                      44,000    6,826       0.0%
    Miramar Hotel & Investment                                 20,000   43,181       0.0%
    Modern Dental Group, Ltd.                                  43,000   12,073       0.0%
*   Mongolian Mining Corp.                                    171,249    5,267       0.0%
    NagaCorp, Ltd.                                            146,000  117,959       0.1%
*   New Times Energy Corp., Ltd.                               52,200    1,806       0.0%
*   Newocean Energy Holdings, Ltd.                            110,000   28,073       0.0%
*   Next Digital, Ltd.                                         38,000    2,339       0.0%
    OP Financial Investments, Ltd.                             76,000   22,111       0.0%
    Orange Sky Golden Harvest Entertainment Holdings, Ltd.    115,000    7,816       0.0%
    Orient Overseas International, Ltd.                        19,500  187,799       0.1%
    Oriental Watch Holdings                                    14,000    3,013       0.0%
*   Pacific Andes International Holdings, Ltd.                126,000      443       0.0%
*   Pacific Basin Shipping, Ltd.                              402,000   91,796       0.1%
    Pacific Textiles Holdings, Ltd.                            64,000   67,358       0.0%
    Paliburg Holdings, Ltd.                                    26,000   11,237       0.0%
    Papeles y Cartones de Europa SA                             6,195   64,361       0.0%
#*  Paradise Entertainment, Ltd.                               40,000    4,307       0.0%
    Pico Far East Holdings, Ltd.                               96,000   40,618       0.0%
    Playmates Toys, Ltd.                                       60,000    9,464       0.0%
    Polytec Asset Holdings, Ltd.                               30,000    2,538       0.0%
    Public Financial Holdings, Ltd.                            24,000   10,834       0.0%
*   PYI Corp., Ltd.                                           169,839    3,771       0.0%
#*  Realord Group Holdings, Ltd.                               26,000   16,932       0.0%
    Regal Hotels International Holdings, Ltd.                  29,000   20,602       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                 PERCENTAGE
                                                            SHARES   VALUE++   OF NET ASSETS**
                                                            ------- ---------- ---------------
HONG KONG -- (Continued)
#   Regina Miracle International Holdings, Ltd.              27,000 $   25,927       0.0%
#*  Rentian Technology Holdings, Ltd.                       400,000     19,230       0.0%
    SA SA International Holdings, Ltd.                      123,274     44,735       0.0%
    SEA Holdings, Ltd.                                       50,046     52,085       0.0%
#   Shenyin Wanguo HK, Ltd.                                  25,000      9,079       0.0%
    Shun Ho Property Investments, Ltd.                        5,544      2,074       0.0%
    Shun Tak Holdings, Ltd.                                 130,000     56,033       0.0%
    Sing Tao News Corp., Ltd.                                14,000      1,884       0.0%
    Singamas Container Holdings, Ltd.                       132,000     27,424       0.0%
    SITC International Holdings Co., Ltd.                   119,000    114,783       0.1%
#   SmarTone Telecommunications Holdings, Ltd.               34,000     42,332       0.0%
*   SOCAM Development, Ltd.                                  28,127      6,641       0.0%
*   Solartech International Holdings, Ltd.                  160,000     14,965       0.0%
*   Solomon Systech International, Ltd.                      58,000      2,934       0.0%
    Soundwill Holdings, Ltd.                                  4,000      8,657       0.0%
    Stella International Holdings, Ltd.                      55,000     89,603       0.1%
#*  Summit Ascent Holdings, Ltd.                             92,000     12,622       0.0%
    Sun Hung Kai & Co., Ltd.                                 50,464     32,349       0.0%
    TAI Cheung Holdings, Ltd.                                37,000     42,710       0.0%
    Tao Heung Holdings, Ltd.                                 17,000      3,139       0.0%
#   Television Broadcasts, Ltd.                              32,000    121,021       0.1%
#   Texwinca Holdings, Ltd.                                  78,000     47,100       0.0%
*   Tom Group, Ltd.                                         130,000     32,845       0.0%
#   Town Health International Medical Group, Ltd.           194,000     18,640       0.0%
    Transport International Holdings, Ltd.                   22,800     72,792       0.0%
*   Trinity, Ltd.                                            58,000      4,840       0.0%
*   TSC Group Holdings, Ltd.                                 39,000      3,955       0.0%
#*  United Laboratories International Holdings, Ltd. (The)   45,000     39,178       0.0%
    Upbest Group, Ltd.                                      148,000     22,348       0.0%
#   Value Partners Group, Ltd.                               20,000     19,842       0.0%
*   Victory City International Holdings, Ltd.                36,937        961       0.0%
    Vitasoy International Holdings, Ltd.                     62,000    143,358       0.1%
    VSTECS Holdings, Ltd.                                    57,600     26,722       0.0%
    VTech Holdings, Ltd.                                     13,200    187,660       0.1%
    Wai Kee Holdings, Ltd.                                   52,000     24,267       0.0%
    Wing On Co. International, Ltd.                          14,000     49,559       0.0%
    Wing Tai Properties, Ltd.                                 6,000      4,156       0.0%
    Xinyi Glass Holdings, Ltd.                              154,000    149,229       0.1%
*   Yat Sing Holdings, Ltd.                                  30,000      9,476       0.0%
#   Yeebo International Holdings, Ltd.                       24,000     12,798       0.0%
    YGM Trading, Ltd.                                         4,000      4,000       0.0%
                                                                    ----------       ---
TOTAL HONG KONG                                                      6,436,575       2.8%
                                                                    ----------       ---
IRELAND -- (0.5%)
    C&C Group P.L.C.                                         30,388    104,029       0.1%
    Datalex P.L.C.                                              874      3,617       0.0%
*   FBD Holdings P.L.C.(0329028)                              1,308     13,713       0.0%
*   FBD Holdings P.L.C.(4330231)                              1,355     14,142       0.0%
    Glanbia P.L.C.                                           13,155    254,441       0.1%
    Irish Continental Group P.L.C.(BLP5857)                   8,843     58,904       0.0%
    Irish Continental Group P.L.C.(BLP59W1)                   3,760     24,753       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                            SHARES  VALUE++   OF NET ASSETS**
                                                            ------ ---------- ---------------
IRELAND -- (Continued)
*   Kenmare Resources P.L.C.                                   255 $      966       0.0%
    Kingspan Group P.L.C.(0492793)                           5,394    226,833       0.1%
    Kingspan Group P.L.C.(4491235)                           4,841    202,374       0.1%
    Smurfit Kappa Group P.L.C.                               7,935    236,709       0.1%
                                                                   ----------       ---
TOTAL IRELAND                                                       1,140,481       0.5%
                                                                   ----------       ---
ISRAEL -- (0.9%)
*   ADO Group, Ltd.                                          1,623     32,894       0.0%
*   Africa Israel Properties, Ltd.                           1,216     28,813       0.0%
*   Airport City, Ltd.                                       6,659     85,185       0.1%
*   Allot Communications, Ltd.                               3,228     17,551       0.0%
    Alony Hetz Properties & Investments, Ltd.                1,433     14,821       0.0%
    Alrov Properties and Lodgings, Ltd.                        487     15,595       0.0%
    Amot Investments, Ltd.                                  10,843     63,995       0.1%
    Ashtrom Properties, Ltd.                                 2,835     14,617       0.0%
*   AudioCodes, Ltd.                                         2,455     16,928       0.0%
    Bayside Land Corp.                                          53     24,714       0.0%
    Big Shopping Centers, Ltd.                                 347     25,373       0.0%
    Blue Square Real Estate, Ltd.                              407     16,771       0.0%
*   Brack Capital Properties NV                                620     67,693       0.1%
    Carasso Motors, Ltd.                                     2,404     19,751       0.0%
*   Cellcom Israel, Ltd.                                     5,134     49,713       0.0%
*   Ceragon Networks, Ltd.                                   3,211      6,712       0.0%
*   Clal Biotechnology Industries, Ltd.                      4,323      3,999       0.0%
*   Clal Insurance Enterprises Holdings, Ltd.                2,083     39,962       0.0%
*   Compugen, Ltd.                                           3,299     10,078       0.0%
    Danel Adir Yeoshua, Ltd.                                   240     11,476       0.0%
    Delek Automotive Systems, Ltd.                           4,148     31,167       0.0%
    Delta-Galil Industries, Ltd.                             1,324     43,303       0.0%
    El Al Israel Airlines                                   28,107     15,371       0.0%
    Electra Consumer Products 1970, Ltd.                       515     10,278       0.0%
    Electra, Ltd.                                              177     40,295       0.0%
    First International Bank Of Israel, Ltd.                 3,594     68,233       0.1%
    FMS Enterprises Migun, Ltd.                                266     10,429       0.0%
    Formula Systems 1985, Ltd.                                 809     33,400       0.0%
    Fox Wizel, Ltd.                                            516     10,703       0.0%
*   Gilat Satellite Networks, Ltd.                           2,140     15,264       0.0%
*   Hadera Paper, Ltd.                                         146     10,011       0.0%
    Harel Insurance Investments & Financial Services, Ltd.  10,397     71,075       0.1%
    Hilan, Ltd.                                              1,395     27,489       0.0%
    IDI Insurance Co., Ltd.                                    657     43,998       0.0%
    Inrom Construction Industries, Ltd.                      3,693     16,489       0.0%
*   Israel Discount Bank, Ltd. Class A                      18,996     50,461       0.0%
*   Jerusalem Oil Exploration                                  820     43,886       0.0%
*   Kamada, Ltd.                                             1,265      6,299       0.0%
*   Kenon Holdings, Ltd.                                     1,743     29,964       0.0%
    Kerur Holdings, Ltd.                                       357     10,883       0.0%
    Magic Software Enterprises, Ltd.                         2,800     23,866       0.0%
    Matrix IT, Ltd.                                          3,427     37,660       0.0%
    Maytronics, Ltd.                                         2,871     13,146       0.0%
*   Mazor Robotics, Ltd.                                     1,564     50,297       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                          SHARES   VALUE++   OF NET ASSETS**
                                                          ------- ---------- ---------------
ISRAEL -- (Continued)
#*  Mazor Robotics, Ltd. Sponsored ADR                        900 $   58,104       0.1%
    Mediterranean Towers, Ltd.                             10,111     18,163       0.0%
    Mega Or Holdings, Ltd.                                  1,091     13,084       0.0%
    Melisron, Ltd.                                          1,608     84,131       0.1%
    Menora Mivtachim Holdings, Ltd.                         3,053     37,746       0.0%
    Migdal Insurance & Financial Holding, Ltd.             34,652     40,290       0.0%
    Naphtha Israel Petroleum Corp., Ltd.                    4,099     23,656       0.0%
    Neto ME Holdings, Ltd.                                     95      9,492       0.0%
*   Nova Measuring Instruments, Ltd.                        2,529     77,150       0.1%
    Oil Refineries, Ltd.                                   86,916     44,713       0.0%
*   Partner Communications Co., Ltd.                        7,236     38,575       0.0%
    Paz Oil Co., Ltd.                                         483     78,874       0.1%
*   Phoenix Holdings, Ltd. (The)                            4,361     21,580       0.0%
    Plasson Industries, Ltd.                                  283     13,419       0.0%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.      415     20,317       0.0%
    Scope Metals Group, Ltd.                                  432     12,100       0.0%
    Shapir Engineering and Industry, Ltd.                   6,358     22,298       0.0%
    Shikun & Binui, Ltd.                                   22,660     53,452       0.0%
    Shufersal, Ltd.                                         9,016     57,297       0.0%
    Strauss Group, Ltd.                                     2,777     56,578       0.0%
    Summit Real Estate Holdings, Ltd.                       1,890     14,437       0.0%
*   Tower Semiconductor, Ltd.                               3,228    106,932       0.1%
                                                                  ----------       ---
TOTAL ISRAEL                                                       2,182,996       1.0%
                                                                  ----------       ---
ITALY -- (3.9%)
    A2A SpA                                               121,257    208,237       0.1%
    ACEA SpA                                                4,065     66,177       0.0%
    Amplifon SpA                                            9,533    144,809       0.1%
    Anima Holding SpA                                      22,298    169,547       0.1%
*   Ansaldo STS SpA                                        10,015    138,213       0.1%
*   Arnoldo Mondadori Editore SpA                          16,088     41,652       0.0%
    Ascopiave SpA                                          10,073     42,325       0.0%
#   Astaldi SpA                                             5,928     41,045       0.0%
    Autogrill SpA                                          13,630    178,249       0.1%
    Azimut Holding SpA                                      9,557    188,649       0.1%
#*  Banca Carige SpA                                       13,880      3,380       0.0%
    Banca Generali SpA                                      4,378    144,041       0.1%
    Banca IFIS SpA                                          2,374    129,343       0.1%
    Banca Mediolanum SpA                                   18,277    155,729       0.1%
    Banca Popolare di Sondrio SCPA                         43,376    171,588       0.1%
#   Banca Profilo SpA                                      12,870      3,758       0.0%
    Banca Sistema SpA                                       3,568     10,043       0.0%
*   Banco BPM SpA                                         136,500    475,277       0.2%
    Banco di Desio e della Brianza SpA                      5,000     14,258       0.0%
    BasicNet SpA                                            3,790     15,552       0.0%
    Biesse SpA                                              1,093     48,693       0.0%
#   BPER Banca                                             68,559    333,730       0.2%
    Brembo SpA                                             11,725    193,555       0.1%
    Brunello Cucinelli SpA                                  2,157     72,394       0.0%
    Buzzi Unicem SpA                                        5,423    150,975       0.1%
#   Cairo Communication SpA                                12,430     62,966       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
  ITALY -- (Continued)
  *   Caltagirone Editore SpA                  3,000 $  4,815       0.0%
  *   Carraro SpA                              2,536   13,056       0.0%
      Cembre SpA                                 355    9,919       0.0%
      Cementir Holding SpA                     7,083   60,107       0.0%
      Cerved Information Solutions SpA        15,707  202,004       0.1%
      CIR-Compagnie Industriali Riunite SpA   53,770   80,823       0.0%
      Credito Emiliano SpA                     9,212   80,712       0.0%
  #*  Credito Valtellinese SpA                14,440   51,134       0.0%
      Danieli & C Officine Meccaniche SpA      1,716   41,080       0.0%
      Datalogic SpA                            1,800   71,423       0.0%
      De' Longhi SpA                           3,942  129,204       0.1%
      DeA Capital SpA                         11,197   17,285       0.0%
      DiaSorin SpA                             1,391  126,532       0.1%
      Ei Towers SpA                            1,604   93,767       0.0%
      El.En. SpA                                 866   24,510       0.0%
      Enav SpA                                 9,918   47,213       0.0%
      ERG SpA                                  7,232  120,806       0.1%
      Esprinet SpA                             2,060    9,874       0.0%
      Falck Renewables SpA                    15,017   26,142       0.0%
      Fila SpA                                 1,322   28,688       0.0%
  *   Fincantieri SpA                         73,654   91,533       0.0%
      FinecoBank Banca Fineco SpA             15,731  147,132       0.1%
  *   GEDI Gruppo Editoriale SpA               7,849    6,982       0.0%
  #   Geox SpA                                 8,460   36,938       0.0%
      Gruppo MutuiOnline SpA                   2,306   35,456       0.0%
      Hera SpA                                58,437  187,994       0.1%
  *   IMMSI SpA                                8,658    6,447       0.0%
      Industria Macchine Automatiche SpA       1,214  108,863       0.1%
      Infrastrutture Wireless Italiane SpA    21,569  147,412       0.1%
  #*  Intek Group SpA                         17,854    6,239       0.0%
      Interpump Group SpA                      6,610  222,485       0.1%
      Iren SpA                                67,680  186,222       0.1%
      Italgas SpA                             37,745  220,514       0.1%
      Italmobiliare SpA                        1,450   39,020       0.0%
      IVS Group SA                               649   10,270       0.0%
  #*  Juventus Football Club SpA              35,222   30,646       0.0%
      La Doria SpA                             1,865   35,338       0.0%
      Maire Tecnimont SpA                      9,016   50,554       0.0%
      MARR SpA                                 3,575   91,295       0.0%
      Massimo Zanetti Beverage Group SpA       1,475   14,270       0.0%
  #*  Mediaset SpA                            57,273  210,293       0.1%
      Moncler SpA                              7,605  215,895       0.1%
      Nice SpA                                 3,992   17,153       0.0%
  *   Openjobmetis SpA agenzia per il lavoro     845   13,736       0.0%
      OVS SpA                                 16,480  123,235       0.1%
      Parmalat SpA                             9,069   34,333       0.0%
      Piaggio & C SpA                         17,026   55,688       0.0%
      Prima Industrie SpA                        444   21,797       0.0%
      Prysmian SpA                            10,484  360,748       0.2%
      RAI Way SpA                              5,884   35,677       0.0%
      Reply SpA                                1,920  102,041       0.0%
  #*  Retelit SpA                             11,003   18,497       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                   SHARES   VALUE++   OF NET ASSETS**
                                                   ------- ---------- ---------------
ITALY -- (Continued)
*   Rizzoli Corriere Della Sera Mediagroup SpA      10,634 $   15,951       0.0%
    Sabaf SpA                                        1,277     31,155       0.0%
    SAES Getters SpA                                   616     18,891       0.0%
#*  Safilo Group SpA                                 2,996     18,923       0.0%
#*  Saipem SpA                                      53,992    226,960       0.1%
    Salini Impregilo SpA                            21,276     89,903       0.0%
#   Salvatore Ferragamo SpA                          3,890    102,090       0.1%
    Saras SpA                                       48,346    129,013       0.1%
    Sesa SpA                                           455     14,413       0.0%
*   Snaitech SpA                                    12,340     22,084       0.0%
    Societa Cattolica di Assicurazioni SC           18,931    205,146       0.1%
    Societa Iniziative Autostradali e Servizi SpA    6,447    109,894       0.1%
*   Sogefi SpA                                       3,015     14,753       0.0%
    SOL SpA                                          2,651     31,944       0.0%
    Tamburi Investment Partners SpA                  7,645     54,200       0.0%
    Technogym SpA                                    5,273     51,302       0.0%
*   Tiscali SpA                                    110,959      5,081       0.0%
#   Tod's SpA                                        1,433     95,282       0.0%
#*  Trevi Finanziaria Industriale SpA                6,018      3,972       0.0%
    Unione di Banche Italiane SpA                   96,710    453,902       0.2%
    Unipol Gruppo SpA                               39,687    178,973       0.1%
    UnipolSai Assicurazioni SpA                     83,153    189,210       0.1%
    Vittoria Assicurazioni SpA                       4,244     59,373       0.0%
#*  Yoox Net-A-Porter Group SpA                      4,117    153,785       0.1%
    Zignago Vetro SpA                                1,896     17,729       0.0%
                                                           ----------       ---
TOTAL ITALY                                                 9,621,911       4.2%
                                                           ----------       ---
JAPAN -- (22.1%)
    77 Bank, Ltd. (The)                              6,400    162,651       0.1%
*   Access Co., Ltd.                                 4,800     41,411       0.0%
    Achilles Corp.                                   2,500     50,438       0.0%
    Adastria Co., Ltd.                               2,040     44,465       0.0%
    ADEKA Corp.                                      5,600     96,728       0.1%
    Advan Co., Ltd.                                  1,600     15,204       0.0%
    Aeon Delight Co., Ltd.                           1,100     41,175       0.0%
    Aeon Fantasy Co., Ltd.                             800     31,413       0.0%
#   Aeria, Inc.                                        400      6,732       0.0%
    Agro-Kanesho Co., Ltd.                             900     17,946       0.0%
    Ahresty Corp.                                    2,700     22,060       0.0%
    Ai Holdings Corp.                                2,600     63,834       0.0%
    Aica Kogyo Co., Ltd.                             3,000    104,926       0.1%
    Aichi Bank, Ltd. (The)                             800     49,293       0.0%
    Aichi Corp.                                      2,400     17,768       0.0%
    Aichi Steel Corp.                                1,500     60,825       0.0%
    Aichi Tokei Denki Co., Ltd.                        300     10,776       0.0%
    Aida Engineering, Ltd.                           4,000     46,644       0.0%
    Aiphone Co., Ltd.                                1,100     18,353       0.0%
    Aisan Industry Co., Ltd.                         4,170     47,751       0.0%
#   Aizawa Securities Co., Ltd.                      5,200     37,383       0.0%
#*  Akebono Brake Industry Co., Ltd.                 6,500     22,182       0.0%
    Akita Bank, Ltd. (The)                           2,400     76,803       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
    JAPAN -- (Continued)
        Albis Co., Ltd.                         800 $ 29,881       0.0%
    #   Alconix Corp.                         1,600   28,088       0.0%
        Alinco, Inc.                          2,200   24,342       0.0%
        Alpen Co., Ltd.                       2,000   39,780       0.0%
        Alpha Corp.                             500   10,143       0.0%
        Alpha Systems, Inc.                   1,300   28,559       0.0%
        Alpine Electronics, Inc.              3,800   84,315       0.1%
        Alps Logistics Co., Ltd.              2,000   14,800       0.0%
        Altech Corp.                            500   17,342       0.0%
        Amano Corp.                           4,200  103,347       0.1%
        Amiyaki Tei Co., Ltd.                   300   14,052       0.0%
        Amuse, Inc.                           1,000   26,242       0.0%
        Anest Iwata Corp.                     3,000   30,438       0.0%
        Anicom Holdings, Inc.                 1,500   38,738       0.0%
        Anritsu Corp.                        13,200  124,292       0.1%
        AOI Electronic Co., Ltd.                500   23,421       0.0%
        AOKI Holdings, Inc.                   3,200   44,637       0.0%
        Aomori Bank, Ltd. (The)               2,600   83,836       0.1%
        Aoyama Trading Co., Ltd.              3,700  137,103       0.1%
        Arakawa Chemical Industries, Ltd.     1,800   43,628       0.0%
        Arata Corp.                             900   38,244       0.0%
        Arcland Sakamoto Co., Ltd.            3,000   49,034       0.0%
        Arcland Service Holdings Co., Ltd.    2,000   44,118       0.0%
        Arcs Co., Ltd.                        3,600   80,543       0.1%
    #   Ardepro Co., Ltd.                    14,300   13,031       0.0%
        Arealink Co., Ltd.                    1,400   29,321       0.0%
        Argo Graphics, Inc.                   1,100   35,938       0.0%
        Ariake Japan Co., Ltd.                  900   68,791       0.1%
        Arisawa Manufacturing Co., Ltd.       5,100   46,369       0.0%
        Artnature, Inc.                       1,000    6,570       0.0%
        As One Corp.                            990   54,428       0.0%
        Asahi Co., Ltd.                         800    9,725       0.0%
        Asahi Diamond Industrial Co., Ltd.    4,500   43,656       0.0%
        Asahi Holdings, Inc.                  2,900   62,949       0.0%
        Asahi Kogyosha Co., Ltd.                600   19,126       0.0%
        Asahi Yukizai Corp.                   2,300   30,210       0.0%
        Asanuma Corp.                         8,000   29,690       0.0%
        Asatsu-DK, Inc.                       2,700   89,490       0.1%
        Ashimori Industry Co., Ltd.             300    8,306       0.0%
        Asia Pile Holdings Corp.              2,200   12,452       0.0%
        ASKA Pharmaceutical Co., Ltd.         2,000   37,986       0.0%
    #   ASKUL Corp.                           1,900   51,149       0.0%
    #   Asukanet Co., Ltd.                      600    9,271       0.0%
        Asunaro Aoki Construction Co., Ltd.   1,800   16,311       0.0%
        Ateam, Inc.                           1,400   37,058       0.0%
    #   Atom Corp.                            9,000   65,695       0.0%
        Atsugi Co., Ltd.                      1,500   17,075       0.0%
        Autobacs Seven Co., Ltd.              6,000  103,140       0.1%
        Avex Group Holdings, Inc.             4,300   59,440       0.0%
        Awa Bank, Ltd. (The)                 14,000   94,970       0.1%
        Axial Retailing, Inc.                 1,200   49,083       0.0%
        Bando Chemical Industries, Ltd.       5,100   56,267       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                   SHARES VALUE++  OF NET ASSETS**
                                                   ------ -------- ---------------
JAPAN -- (Continued)
    Bank of Iwate, Ltd. (The)                       2,000 $ 82,378       0.1%
#   Bank of Nagoya, Ltd. (The)                      1,400   55,937       0.0%
    Bank of Okinawa, Ltd. (The)                     2,160   88,118       0.1%
    Bank of Saga, Ltd. (The)                        1,600   39,977       0.0%
    Bank of the Ryukyus, Ltd.                       3,600   54,884       0.0%
    Belc Co., Ltd.                                  1,000   55,799       0.0%
    Bell System24 Holdings, Inc.                    2,400   26,264       0.0%
    Belluna Co., Ltd.                               6,900   78,395       0.1%
    Benefit One, Inc.                               3,800   73,003       0.1%
    Bic Camera, Inc.                                8,000   98,543       0.1%
    BML, Inc.                                       2,000   44,275       0.0%
#   Bookoff Corp.                                   1,000    7,199       0.0%
    Bourbon Corp.                                   1,100   25,617       0.0%
    BP Castrol K.K.                                 1,300   22,872       0.0%
    Broadleaf Co., Ltd.                             2,800   22,988       0.0%
#   BRONCO BILLY Co., Ltd.                          1,100   28,547       0.0%
    Bunka Shutter Co., Ltd.                         6,984   59,517       0.0%
    C Uyemura & Co., Ltd.                             400   24,796       0.0%
    CAC Holdings Corp.                              1,700   17,005       0.0%
    Can Do Co., Ltd.                                1,000   15,643       0.0%
    Canon Electronics, Inc.                         1,500   33,754       0.0%
    Capcom Co., Ltd.                                2,200   55,973       0.0%
    Carlit Holdings Co., Ltd.                       2,600   19,406       0.0%
    Cawachi, Ltd.                                   1,800   44,166       0.0%
    Central Automotive Products, Ltd.               1,600   26,036       0.0%
    Central Glass Co., Ltd.                         3,400   76,026       0.1%
    Central Security Patrols Co., Ltd.                900   16,336       0.0%
#   Central Sports Co., Ltd.                          400   14,360       0.0%
    Chiba Kogyo Bank, Ltd. (The)                    7,400   42,093       0.0%
#   Chilled & Frozen Logistics Holdings Co., Ltd.   1,100   14,569       0.0%
    Chiyoda Co., Ltd.                               1,700   43,529       0.0%
#   Chiyoda Corp.                                  11,000   65,098       0.0%
    Chiyoda Integre Co., Ltd.                       1,900   46,282       0.0%
    Chofu Seisakusho Co., Ltd.                      2,800   68,339       0.0%
    Chori Co., Ltd.                                 1,400   25,513       0.0%
#   Chubu Shiryo Co., Ltd.                          1,700   30,384       0.0%
    Chudenko Corp.                                  2,900   88,453       0.1%
    Chuetsu Pulp & Paper Co., Ltd.                    800   15,434       0.0%
*   Chugai Mining Co., Ltd.                         5,000    1,451       0.0%
    Chugai Ro Co., Ltd.                               700   14,037       0.0%
    Chugoku Marine Paints, Ltd.                     7,800   66,272       0.0%
    Chukyo Bank, Ltd. (The)                         1,800   36,690       0.0%
    Chuo Spring Co., Ltd.                             500   16,710       0.0%
    CI Takiron Corp.                                8,000   50,786       0.0%
    Ci:z Holdings Co., Ltd.                         1,400   51,551       0.0%
    Citizen Watch Co., Ltd.                        17,800  130,865       0.1%
    CKD Corp.                                       4,700   92,554       0.1%
    Clarion Co., Ltd.                               6,000   22,851       0.0%
    Cleanup Corp.                                   2,000   15,925       0.0%
    CMIC Holdings Co., Ltd.                           600    8,850       0.0%
    CMK Corp.                                       3,900   40,493       0.0%
    Cocokara fine, Inc.                             2,379  132,639       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                             SHARES VALUE++  OF NET ASSETS**
                                                             ------ -------- ---------------
JAPAN -- (Continued)
#   COLOPL, Inc.                                              2,400 $ 26,648       0.0%
#   Colowide Co., Ltd.                                        3,700   69,445       0.1%
    Computer Engineering & Consulting, Ltd.                   1,500   35,897       0.0%
    Comture Corp.                                               300    6,059       0.0%
    CONEXIO Corp.                                             1,300   24,004       0.0%
#   COOKPAD, Inc.                                             3,000   20,131       0.0%
    Corona Corp.                                              1,300   15,523       0.0%
    Cosel Co., Ltd.                                           1,600   22,155       0.0%
    Cosmo Energy Holdings Co., Ltd.                           4,700  107,968       0.1%
    Create Restaurants Holdings, Inc.                         4,500   48,237       0.0%
    Create SD Holdings Co., Ltd.                              2,400   60,413       0.0%
#   Creek & River Co., Ltd.                                   1,700   17,286       0.0%
    Cresco, Ltd.                                                500   20,868       0.0%
#   CROOZ, Inc.                                                 600   13,548       0.0%
#   CTS Co., Ltd.                                             3,200   22,331       0.0%
#*  Cyberstep, Inc.                                             300    7,280       0.0%
    D.A. Consortium Holdings, Inc.                            2,600   43,162       0.0%
    Dai Nippon Toryo Co., Ltd.                                2,200   33,676       0.0%
    Dai-Dan Co., Ltd.                                         1,500   38,446       0.0%
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                          6,000   41,260       0.0%
    Dai-ichi Seiko Co., Ltd.                                  1,400   35,579       0.0%
    Daibiru Corp.                                             4,100   48,339       0.0%
    Daido Metal Co., Ltd.                                     5,500   50,795       0.0%
    Daihatsu Diesel Manufacturing Co., Ltd.                   2,400   18,149       0.0%
    Daihen Corp.                                             11,000   99,120       0.1%
    Daiho Corp.                                              12,000   58,301       0.0%
    Daiichi Jitsugyo Co., Ltd.                                  800   23,512       0.0%
    Daiichi Kensetsu Corp.                                    1,100   14,449       0.0%
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                    2,500   36,299       0.0%
    Daiken Corp.                                              1,400   37,960       0.0%
    Daiki Aluminium Industry Co., Ltd.                        3,000   24,652       0.0%
#   Daikoku Denki Co., Ltd.                                     900   13,767       0.0%
    Daikokutenbussan Co., Ltd.                                  500   22,763       0.0%
    Daikyo, Inc.                                              2,700   51,994       0.0%
    Daikyonishikawa Corp.                                     2,400   40,784       0.0%
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.   1,600   73,268       0.1%
#   Daio Paper Corp.                                          4,800   57,628       0.0%
    Daisan Bank, Ltd. (The)                                   2,000   33,689       0.0%
    Daiseki Co., Ltd.                                         2,130   52,666       0.0%
    Daishi Bank, Ltd. (The)                                   2,300  112,630       0.1%
    Daito Bank, Ltd. (The)                                    1,000   15,016       0.0%
    Daito Pharmaceutical Co., Ltd.                            1,450   37,108       0.0%
    Daitron Co., Ltd.                                           800   14,915       0.0%
    Daiwa Industries, Ltd.                                    3,000   33,700       0.0%
    Daiwabo Holdings Co., Ltd.                                1,100   43,714       0.0%
    DCM Holdings Co., Ltd.                                    8,800   80,843       0.1%
#*  DDS, Inc.                                                 3,900   26,035       0.0%
    Denki Kogyo Co., Ltd.                                     1,600   41,157       0.0%
    Denyo Co., Ltd.                                           2,000   33,595       0.0%
    Descente, Ltd.                                            3,300   45,833       0.0%
    Dexerials Corp.                                           5,800   65,355       0.0%
    Digital Arts, Inc.                                        1,000   40,914       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                            SHARES VALUE++  OF NET ASSETS**
                                            ------ -------- ---------------
    JAPAN -- (Continued)
        Dip Corp.                            1,700 $ 41,512       0.0%
        DMG Mori Co., Ltd.                   8,000  161,325       0.1%
        Doshisha Co., Ltd.                   3,500   76,912       0.1%
        Doutor Nichires Holdings Co., Ltd.   2,212   52,518       0.0%
        Dowa Holdings Co., Ltd.              3,000  126,300       0.1%
    *   Drecom Co., Ltd.                     1,200   14,967       0.0%
        DTS Corp.                            2,500   75,023       0.1%
        Dunlop Sports Co., Ltd.              2,000   29,676       0.0%
        Duskin Co., Ltd.                     2,700   74,060       0.1%
        DyDo Group Holdings, Inc.              900   44,125       0.0%
    #   E-Guardian, Inc.                     1,100   22,807       0.0%
        Eagle Industry Co., Ltd.             2,000   38,854       0.0%
        Earth Chemical Co., Ltd.               900   42,250       0.0%
    #   EDION Corp.                          6,100   61,627       0.0%
    #   eGuarantee, Inc.                       800   22,542       0.0%
        Ehime Bank, Ltd. (The)               3,800   49,056       0.0%
        Eighteenth Bank, Ltd. (The)         16,000   43,100       0.0%
        Eiken Chemical Co., Ltd.             2,000   78,705       0.1%
        Eizo Corp.                           1,500   62,184       0.0%
        Elecom Co., Ltd.                     1,100   22,043       0.0%
        Elematec Corp.                         900   20,607       0.0%
        EM Systems Co., Ltd.                   300    5,843       0.0%
        en-japan, Inc.                       1,600   61,705       0.0%
        Endo Lighting Corp.                  1,700   19,467       0.0%
    *   Eneres Co., Ltd.                     2,000    9,306       0.0%
    #*  Enigmo, Inc.                         1,300   13,392       0.0%
        Enplas Corp.                         1,300   55,077       0.0%
        EPS Holdings, Inc.                   2,000   39,378       0.0%
    #   eRex Co., Ltd.                       3,900   38,646       0.0%
        ES-Con Japan, Ltd.                   3,600   17,068       0.0%
    #*  Escrow Agent Japan Co., Ltd.           700   18,495       0.0%
        ESPEC Corp.                          2,000   45,532       0.0%
    #   Evolable Asia Corp.                    900   19,742       0.0%
        Exedy Corp.                          2,600   77,962       0.1%
        F-Tech, Inc.                         1,600   26,695       0.0%
        F@N Communications, Inc.             6,200   64,150       0.0%
        FCC Co., Ltd.                        3,800   91,744       0.1%
    #*  FDK Corp.                           11,000   26,145       0.0%
        Feed One Co., Ltd.                   6,200   16,061       0.0%
        Ferrotec Holdings Corp.              3,700   76,061       0.1%
    #*  FFRI, Inc.                             400   15,098       0.0%
        FIDEA Holdings Co., Ltd.            30,500   58,066       0.0%
    #   Fields Corp.                         1,100   10,715       0.0%
        Financial Products Group Co., Ltd.   5,100   59,190       0.0%
    #   FINDEX, Inc.                           700    4,958       0.0%
    #   Fixstars Corp.                         600   21,790       0.0%
        FJ Next Co., Ltd.                    1,300   11,135       0.0%
        Foster Electric Co., Ltd.            2,700   63,372       0.0%
        FP Corp.                             1,800   94,592       0.1%
        France Bed Holdings Co., Ltd.        1,600   14,842       0.0%
    #*  FreakOut Holdings, Inc.                500   18,303       0.0%
    #   Freund Corp.                         1,700   22,526       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
   JAPAN -- (Continued)
       Fudo Tetra Corp.                      19,300 $ 32,907       0.0%
       Fuji Co. Ltd/Ehime                     1,500   35,525       0.0%
       Fuji Corp., Ltd.                       3,000   21,696       0.0%
       Fuji Kosan Co., Ltd.                     600    3,206       0.0%
   #   Fuji Kyuko Co., Ltd.                   2,000   44,655       0.0%
       Fuji Machine Manufacturing Co., Ltd.   3,400   64,850       0.0%
       Fuji Oil Co., Ltd.                     8,300   32,236       0.0%
       Fuji Oil Holdings, Inc.                3,500   94,365       0.1%
       Fuji Pharma Co., Ltd.                  1,000   36,206       0.0%
       Fuji Seal International, Inc.          2,400   78,764       0.1%
       Fuji Soft, Inc.                        2,200   66,906       0.0%
       Fujibo Holdings, Inc.                  1,500   47,357       0.0%
       Fujicco Co., Ltd.                      1,400   31,623       0.0%
       Fujikura Kasei Co., Ltd.               2,000   12,616       0.0%
       Fujikura Rubber, Ltd.                  1,100    9,049       0.0%
       Fujikura, Ltd.                        20,800  181,537       0.1%
       Fujimi, Inc.                           1,400   34,694       0.0%
       Fujimori Kogyo Co., Ltd.               1,600   55,345       0.0%
       Fujio Food System Co., Ltd.              900   14,258       0.0%
   #   Fujita Kanko, Inc.                       800   25,489       0.0%
       Fujitec Co., Ltd.                      4,000   59,544       0.0%
       Fujitsu Frontech, Ltd.                 1,400   24,523       0.0%
       Fujitsu General, Ltd.                  3,000   57,375       0.0%
       Fujiya Co., Ltd.                       1,100   24,953       0.0%
       Fukuda Corp.                             600   36,728       0.0%
       Fukui Bank, Ltd. (The)                 2,600   69,471       0.1%
       Fukui Computer Holdings, Inc.            900   22,591       0.0%
       Fukushima Bank, Ltd. (The)             1,400   11,203       0.0%
       Fukushima Industries Corp.             1,500   58,069       0.0%
       Fukuyama Transporting Co., Ltd.        3,000   97,337       0.1%
   #   FULLCAST Holdings Co., Ltd.            3,100   57,177       0.0%
   #   Fumakilla, Ltd.                          999   17,809       0.0%
   #   Funai Electric Co., Ltd.               1,900   15,423       0.0%
       Funai Soken Holdings, Inc.             2,040   74,952       0.1%
       Furukawa Co., Ltd.                     3,300   59,903       0.0%
       Furuno Electric Co., Ltd.              3,500   24,074       0.0%
       Furusato Industries, Ltd.              1,000   16,336       0.0%
       Furyu Corp.                              300    3,099       0.0%
       Fuso Chemical Co., Ltd.                2,000   64,027       0.0%
       Fuso Pharmaceutical Industries, Ltd.     500   12,551       0.0%
       Futaba Corp.                           4,200   83,260       0.1%
       Futaba Industrial Co., Ltd.            8,700   84,563       0.1%
       Future Corp.                             800    8,081       0.0%
       Fuyo General Lease Co., Ltd.           1,600  104,627       0.1%
       G-Tekt Corp.                           1,800   38,542       0.0%
       Gakken Holdings Co., Ltd.                300    8,687       0.0%
   #   GCA Corp.                              3,700   33,867       0.0%
       Gecoss Corp.                             500    5,640       0.0%
   #   Genky Stores, Inc.                     1,000   36,899       0.0%
       Geo Holdings Corp.                     3,000   48,836       0.0%
       Geostr Corp.                           1,300   10,188       0.0%
       Giken, Ltd.                            1,300   37,360       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
   JAPAN -- (Continued)
       GLOBERIDE, Inc.                         1,000 $ 17,420       0.0%
       Glory, Ltd.                             1,700   63,577       0.0%
       GMO Financial Holdings, Inc.            1,800   11,884       0.0%
   #   GMO internet, Inc.                      4,200   64,887       0.0%
       GMO Payment Gateway, Inc.               1,500  109,750       0.1%
       Godo Steel, Ltd.                          600   12,082       0.0%
       Goldcrest Co., Ltd.                     2,590   56,113       0.0%
       Gree, Inc.                             10,400   70,601       0.1%
       GS Yuasa Corp.                         18,000   90,508       0.1%
       Gun-Ei Chemical Industry Co., Ltd.        700   24,327       0.0%
   *   Gunosy, Inc.                            1,100   29,072       0.0%
       Gunze, Ltd.                             1,900   86,429       0.1%
       Gurunavi, Inc.                          2,500   32,241       0.0%
       H-One Co., Ltd.                         2,200   31,624       0.0%
       H2O Retailing Corp.                     7,600  140,584       0.1%
   #   Hagihara Industries, Inc.               1,400   24,313       0.0%
       Hagiwara Electric Co., Ltd.             1,000   30,434       0.0%
       Hakuto Co., Ltd.                        1,400   21,603       0.0%
       Halows Co., Ltd.                        1,100   24,935       0.0%
       Hamakyorex Co., Ltd.                    2,200   61,735       0.0%
       Handsman Co., Ltd.                        800   11,543       0.0%
       Hanwa Co., Ltd.                         3,600  136,637       0.1%
       Happinet Corp.                          1,800   31,016       0.0%
       Hazama Ando Corp.                       9,810   79,983       0.1%
   #   Hearts United Group Co., Ltd.           1,200   17,801       0.0%
       Heiwa Corp.                             5,000   92,199       0.1%
       Heiwa Real Estate Co., Ltd.             3,600   62,797       0.0%
       Heiwado Co., Ltd.                       2,500   54,577       0.0%
       HI-LEX Corp.                            2,000   50,592       0.0%
       Hibiya Engineering, Ltd.                2,400   52,137       0.0%
       Hiday Hidaka Corp.                      2,116   62,168       0.0%
       Hioki EE Corp.                          1,400   30,526       0.0%
       Hirakawa Hewtech Corp.                  1,200   16,077       0.0%
       Hiramatsu, Inc.                         2,300   12,676       0.0%
       Hirano Tecseed Co., Ltd.                1,700   30,664       0.0%
   #   Hirata Corp.                              700   78,615       0.1%
       Hiroshima Gas Co., Ltd.                 6,100   19,615       0.0%
       HIS Co., Ltd.                           2,900   97,107       0.1%
       Hisaka Works, Ltd.                      2,000   18,646       0.0%
       Hitachi Kokusai Electric, Inc.          2,000   55,402       0.0%
       Hitachi Zosen Corp.                    16,500   86,941       0.1%
       Hochiki Corp.                           1,700   35,170       0.0%
   #   Hodogaya Chemical Co., Ltd.               800   56,232       0.0%
       Hogy Medical Co., Ltd.                  1,100   75,333       0.1%
       Hokkaido Coca-Cola Bottling Co., Ltd.   3,000   19,428       0.0%
   *   Hokkaido Electric Power Co., Inc.      13,800  108,749       0.1%
       Hokkaido Gas Co., Ltd.                  4,000   10,326       0.0%
       Hokkan Holdings, Ltd.                   6,000   23,080       0.0%
       Hokkoku Bank, Ltd. (The)                2,200  100,716       0.1%
       Hokuetsu Bank, Ltd. (The)               2,200   53,275       0.0%
       Hokuetsu Industries Co., Ltd.             800    7,876       0.0%
       Hokuetsu Kishu Paper Co., Ltd.         11,800   75,732       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                     SHARES VALUE++  OF NET ASSETS**
                                                     ------ -------- ---------------
JAPAN -- (Continued)
    Hokuhoku Financial Group, Inc.                    7,400 $121,976       0.1%
    Hokuriku Electric Industry Co., Ltd.                400    5,506       0.0%
#   Hokuriku Electric Power Co.                      12,600  111,334       0.1%
    Hokuto Corp.                                      2,800   48,889       0.0%
    Honda Tsushin Kogyo Co., Ltd.                       700   14,170       0.0%
    Honeys Holdings Co., Ltd.                         2,670   28,256       0.0%
    Hoosiers Holdings                                 3,500   33,219       0.0%
    Hosiden Corp.                                     7,500  129,487       0.1%
    Hosokawa Micron Corp.                               400   25,345       0.0%
    Hotland Co., Ltd.                                 1,700   21,892       0.0%
#   Howa Machinery, Ltd.                                500    8,112       0.0%
    Hyakugo Bank, Ltd. (The)                         19,000   89,204       0.1%
    Hyakujushi Bank, Ltd. (The)                      22,000   79,988       0.1%
    I-Net Corp.                                       1,600   25,009       0.0%
    Ibiden Co., Ltd.                                    700   11,721       0.0%
    IBJ Leasing Co., Ltd.                             2,200   57,434       0.0%
    Ichibanya Co., Ltd.                               1,100   42,629       0.0%
#   Ichigo, Inc.                                     17,700   62,946       0.0%
    Ichikoh Industries, Ltd.                          4,000   31,197       0.0%
    Ichinen Holdings Co., Ltd.                        2,000   28,488       0.0%
    Ichiyoshi Securities Co., Ltd.                    4,100   47,059       0.0%
    Icom, Inc.                                        1,500   34,879       0.0%
    Idec Corp.                                        1,600   33,853       0.0%
    IDOM, Inc.                                        8,500   61,987       0.0%
    Ihara Science Corp.                               1,200   21,766       0.0%
    Iino Kaiun Kaisha, Ltd.                          10,400   49,107       0.0%
    IJT Technology Holdings Co., Ltd.                 2,100   19,446       0.0%
    Imasen Electric Industrial                        1,801   23,282       0.0%
    Inaba Denki Sangyo Co., Ltd.                      1,400   61,454       0.0%
    Inaba Seisakusho Co., Ltd.                          200    2,516       0.0%
    Inabata & Co., Ltd.                               4,000   57,987       0.0%
    Inageya Co., Ltd.                                 2,000   32,998       0.0%
    Ines Corp.                                        3,600   33,711       0.0%
    Infocom Corp.                                       900   23,093       0.0%
    Infomart Corp.                                    7,800   58,962       0.0%
    Information Services International-Dentsu, Ltd.   1,800   40,053       0.0%
#   Innotech Corp.                                    2,400   20,704       0.0%
#   Intage Holdings, Inc.                             3,800   49,863       0.0%
    Internet Initiative Japan, Inc.                   3,100   64,979       0.0%
    Inui Global Logistics Co., Ltd.                     525    3,870       0.0%
#   Investors Cloud Co., Ltd.                           300   18,295       0.0%
    Iriso Electronics Co., Ltd.                       1,800  101,524       0.1%
    Iseki & Co., Ltd.                                 2,200   49,018       0.0%
*   Ishihara Sangyo Kaisha, Ltd.                      4,400   66,210       0.0%
#   Istyle, Inc.                                      4,200   28,889       0.0%
    Itfor, Inc.                                       1,500    8,925       0.0%
    Itochu Enex Co., Ltd.                             4,000   40,771       0.0%
    Itochu-Shokuhin Co., Ltd.                           600   27,394       0.0%
    Itoki Corp.                                       4,500   34,564       0.0%
*   Itokuro, Inc.                                       300   13,956       0.0%
    IwaiCosmo Holdings, Inc.                          2,900   37,244       0.0%
    Iwasaki Electric Co., Ltd.                          400    6,495       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                                SHARES VALUE++  OF NET ASSETS**
                                                ------ -------- ---------------
JAPAN -- (Continued)
    Iwatani Corp.                                3,200 $ 96,501       0.1%
    Iwatsu Electric Co., Ltd.                      300    2,226       0.0%
    Iwatsuka Confectionery Co., Ltd.               500   22,172       0.0%
#   J Trust Co., Ltd.                            5,700   41,938       0.0%
    J-Oil Mills, Inc.                            1,100   39,508       0.0%
    JAC Recruitment Co., Ltd.                    1,600   29,679       0.0%
    Jaccs Co., Ltd.                              3,200   79,927       0.1%
    Jafco Co., Ltd.                              3,000  148,271       0.1%
#   Jalux, Inc.                                    800   19,819       0.0%
#   Jamco Corp.                                  1,500   31,344       0.0%
    Janome Sewing Machine Co., Ltd.              2,299   15,885       0.0%
#*  Japan Asset Marketing Co., Ltd.             22,400   24,201       0.0%
    Japan Aviation Electronics Industry, Ltd.    5,000   91,463       0.1%
    Japan Cash Machine Co., Ltd.                 2,100   22,740       0.0%
#*  Japan Display, Inc.                         34,800   75,070       0.1%
*   Japan Drilling Co., Ltd.                       600   11,475       0.0%
    Japan Investment Adviser Co., Ltd.             400    9,600       0.0%
    Japan Lifeline Co., Ltd.                     1,400   67,160       0.0%
    Japan Material Co., Ltd.                     2,200   63,873       0.0%
    Japan Medical Dynamic Marketing, Inc.          770    7,447       0.0%
    Japan Petroleum Exploration Co., Ltd.        2,800   57,779       0.0%
#   Japan Property Management Center Co., Ltd.     900   12,142       0.0%
    Japan Pulp & Paper Co., Ltd.                   900   37,990       0.0%
    Japan Securities Finance Co., Ltd.          13,500   75,928       0.1%
    Japan Steel Works, Ltd. (The)                5,600  141,939       0.1%
    Japan Transcity Corp.                        3,000   12,878       0.0%
    Japan Wool Textile Co., Ltd. (The)           6,000   53,892       0.0%
    Jastec Co., Ltd.                               300    3,550       0.0%
#   JBCC Holdings, Inc.                          2,000   18,517       0.0%
    JCU Corp.                                      600   25,962       0.0%
    Jeol, Ltd.                                   9,000   47,675       0.0%
#*  JIG-SAW, Inc.                                  300   15,936       0.0%
    Jimoto Holdings, Inc.                       21,100   41,282       0.0%
    JINS, Inc.                                   1,100   57,161       0.0%
    Joshin Denki Co., Ltd.                       2,500   86,520       0.1%
    Joyful Honda Co., Ltd.                       1,700   45,895       0.0%
#   JP-Holdings, Inc.                            2,900   10,210       0.0%
    JSP Corp.                                    1,300   41,943       0.0%
    Juki Corp.                                   2,200   34,210       0.0%
    Juroku Bank, Ltd. (The)                      3,000  101,350       0.1%
    Justsystems Corp.                            2,300   49,412       0.0%
    JVC Kenwood Corp.                           21,470   67,311       0.0%
    K&O Energy Group, Inc.                       2,300   38,291       0.0%
#   K's Holdings Corp.                           5,100  117,047       0.1%
    kabu.com Securities Co., Ltd.               16,900   53,880       0.0%
*   Kadokawa Dwango                              7,169   82,711       0.1%
    Kaga Electronics Co., Ltd.                   1,900   56,928       0.0%
    Kameda Seika Co., Ltd.                       1,200   54,346       0.0%
    Kamei Corp.                                  2,000   33,825       0.0%
    Kanaden Corp.                                1,900   21,765       0.0%
    Kanagawa Chuo Kotsu Co., Ltd.                  800   26,601       0.0%
#   Kanamoto Co., Ltd.                           2,000   65,752       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                       SHARES VALUE++  OF NET ASSETS**
                                                       ------ -------- ---------------
JAPAN -- (Continued)
    Kandenko Co., Ltd.                                 10,000 $ 98,359       0.1%
    Kanematsu Corp.                                     7,405   97,416       0.1%
    Kanematsu Electronics, Ltd.                         1,400   43,690       0.0%
    Kansai Super Market, Ltd.                           1,800   21,999       0.0%
    Kansai Urban Banking Corp.                          3,200   40,895       0.0%
    Kanto Denka Kogyo Co., Ltd.                         4,000   41,866       0.0%
    Kasai Kogyo Co., Ltd.                               3,100   46,643       0.0%
    Katakura Industries Co., Ltd.                       2,700   33,711       0.0%
    Kato Sangyo Co., Ltd.                               2,000   62,394       0.0%
    Kato Works Co., Ltd.                                1,600   49,993       0.0%
    KAWADA TECHNOLOGIES, Inc.                             600   35,535       0.0%
    Kawai Musical Instruments Manufacturing Co., Ltd.     500   10,557       0.0%
#*  Kawasaki Kisen Kaisha, Ltd.                         6,200  161,887       0.1%
    Keihanshin Building Co., Ltd.                       2,200   15,435       0.0%
    Keihin Corp.                                        4,000   73,745       0.1%
    Keiyo Bank, Ltd. (The)                             18,000   88,212       0.1%
    Keiyo Co., Ltd.                                     3,600   24,258       0.0%
    Kenedix, Inc.                                       2,500   14,616       0.0%
    Kenko Mayonnaise Co., Ltd.                          1,200   31,361       0.0%
    KEY Coffee, Inc.                                    2,600   49,044       0.0%
    KFC Holdings Japan, Ltd.                            1,400   24,731       0.0%
    Ki-Star Real Estate Co., Ltd.                       1,100   23,144       0.0%
    King Jim Co., Ltd.                                    300    2,763       0.0%
*   Kintetsu Department Store Co., Ltd.                   700   22,970       0.0%
    Kintetsu World Express, Inc.                        2,400   41,308       0.0%
    Kissei Pharmaceutical Co., Ltd.                     2,500   68,727       0.1%
    Kita-Nippon Bank, Ltd. (The)                        1,000   31,121       0.0%
    Kitagawa Iron Works Co., Ltd.                         700   19,084       0.0%
    Kitano Construction Corp.                           7,000   31,511       0.0%
#   Kito Corp.                                          2,700   34,677       0.0%
    Kitz Corp.                                          8,600   73,688       0.1%
    Kiyo Bank, Ltd. (The)                               4,800   82,558       0.1%
#*  KLab, Inc.                                          2,400   42,186       0.0%
*   KNT-CT Holdings Co., Ltd.                             600   10,416       0.0%
    Koa Corp.                                           3,500   73,029       0.1%
    Koatsu Gas Kogyo Co., Ltd.                          3,600   27,210       0.0%
#   Kobe Bussan Co., Ltd.                               1,000   43,185       0.0%
#*  Kobe Electric Railway Co., Ltd.                       899   30,176       0.0%
#   Kohnan Shoji Co., Ltd.                              3,200   68,392       0.0%
    Koike Sanso Kogyo Co., Ltd.                           400   10,557       0.0%
*   Kojima Co., Ltd.                                    2,300    7,581       0.0%
    Kokuyo Co., Ltd.                                    5,900  105,798       0.1%
    Komatsu Seiren Co., Ltd.                            4,000   34,712       0.0%
    Komatsu Wall Industry Co., Ltd.                       600   11,467       0.0%
    KOMEDA Holdings Co., Ltd.                           1,200   20,457       0.0%
    Komeri Co., Ltd.                                    2,400   71,906       0.1%
    Komori Corp.                                        5,600   78,866       0.1%
    Konaka Co., Ltd.                                    1,760    9,381       0.0%
    Kondotec, Inc.                                      1,500   15,928       0.0%
    Konishi Co., Ltd.                                   4,000   69,606       0.1%
    Konoike Transport Co., Ltd.                         2,900   44,624       0.0%
    Koshidaka Holdings Co., Ltd.                        1,100   44,497       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
  JAPAN -- (Continued)
      Kotobuki Spirits Co., Ltd.                2,600 $107,015       0.1%
  #   Kourakuen Holdings Corp.                  1,000   19,986       0.0%
      Krosaki Harima Corp.                        500   21,457       0.0%
  #   KRS Corp.                                 1,000   28,465       0.0%
      KU Holdings Co., Ltd.                     2,400   22,566       0.0%
      Kumagai Gumi Co., Ltd.                    2,100   66,756       0.0%
  #   Kumiai Chemical Industry Co., Ltd.       10,267   69,804       0.1%
  #   Kura Corp.                                1,000   44,735       0.0%
      Kurabo Industries, Ltd.                  18,000   52,215       0.0%
      Kureha Corp.                              1,200   70,585       0.1%
      Kurimoto, Ltd.                            1,100   23,109       0.0%
      Kuroda Electric Co., Ltd.                 2,400   42,845       0.0%
      Kusuri no Aoki Holdings Co., Ltd.         1,000   55,499       0.0%
      KYB Corp.                                 1,900  123,363       0.1%
      Kyodo Printing Co., Ltd.                    900   29,986       0.0%
  #   Kyoei Steel, Ltd.                         2,900   50,918       0.0%
      Kyokuto Kaihatsu Kogyo Co., Ltd.          3,800   68,050       0.0%
      Kyokuto Securities Co., Ltd.              2,600   38,575       0.0%
      Kyokuyo Co., Ltd.                         1,100   35,511       0.0%
      KYORIN Holdings, Inc.                     2,900   59,559       0.0%
      Kyoritsu Maintenance Co., Ltd.            2,000   63,166       0.0%
      Kyosan Electric Manufacturing Co., Ltd.   5,000   28,596       0.0%
      Kyowa Exeo Corp.                          6,200  135,056       0.1%
      Kyushu Financial Group, Inc.              4,510   28,666       0.0%
  #   LAC Co., Ltd.                             2,400   29,712       0.0%
  #*  Laox Co., Ltd.                            1,100    4,607       0.0%
      Lasertec Corp.                            5,000  110,009       0.1%
  #   LEC, Inc.                                 1,800   47,481       0.0%
      Leopalace21 Corp.                        19,900  148,598       0.1%
      Life Corp.                                1,200   31,919       0.0%
      LIFULL Co., Ltd.                          6,600   50,717       0.0%
      Like Co., Ltd.                            1,600   30,033       0.0%
  #   Linical Co., Ltd.                         1,600   21,053       0.0%
  #   Link And Motivation, Inc.                 4,300   29,599       0.0%
      Lintec Corp.                              3,400   94,492       0.1%
  *   M&A Capital Partners Co., Ltd.              600   31,425       0.0%
      Macnica Fuji Electronics Holdings, Inc.   3,999   83,779       0.1%
      Maeda Corp.                               7,000   87,762       0.1%
      Maeda Kosen Co., Ltd.                     1,900   32,984       0.0%
      Maeda Road Construction Co., Ltd.         5,000  107,674       0.1%
      Maezawa Kasei Industries Co., Ltd.        1,200   13,296       0.0%
      Maezawa Kyuso Industries Co., Ltd.        1,200   19,692       0.0%
      Makino Milling Machine Co., Ltd.          9,000   84,918       0.1%
      Mamezou Holdings Co., Ltd.                3,000   34,513       0.0%
      Mandom Corp.                              2,200   65,552       0.0%
      Mani, Inc.                                1,500   42,953       0.0%
      Mars Engineering Corp.                    1,800   36,666       0.0%
      Marubun Corp.                             1,900   16,523       0.0%
      Marudai Food Co., Ltd.                   13,000   60,814       0.0%
      Maruha Nichiro Corp.                      3,153   97,380       0.1%
  #   Marusan Securities Co., Ltd.              5,800   53,037       0.0%
      Maruwa Co., Ltd.                          1,100   63,655       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                                 SHARES VALUE++  OF NET ASSETS**
                                                 ------ -------- ---------------
JAPAN -- (Continued)
#   Maruwa Unyu Kikan Co., Ltd.                     800 $ 16,041       0.0%
    Maruyama Manufacturing Co., Inc.                300    5,181       0.0%
#*  Maruzen CHI Holdings Co., Ltd.                  400    1,232       0.0%
    Maruzen Showa Unyu Co., Ltd.                  6,000   28,435       0.0%
#   Marvelous, Inc.                               3,300   31,220       0.0%
    Matsuda Sangyo Co., Ltd.                      1,225   17,571       0.0%
    Matsui Construction Co., Ltd.                 1,500   13,410       0.0%
    Matsui Securities Co., Ltd.                   4,000   33,637       0.0%
#   Matsuya Co., Ltd.                             3,600   38,906       0.0%
    Matsuya Foods Co., Ltd.                         800   30,685       0.0%
    Max Co., Ltd.                                 4,000   56,568       0.0%
    Maxell Holdings, Ltd.                         3,700   84,086       0.1%
    MCJ Co., Ltd.                                 4,500   47,354       0.0%
    MEC Co., Ltd.                                 2,100   33,795       0.0%
#   Media Do Holdings Co., Ltd.                     900   21,310       0.0%
#*  Medical Data Vision Co., Ltd.                   600   11,430       0.0%
#   Megachips Corp.                               1,100   36,245       0.0%
    Megmilk Snow Brand Co., Ltd.                  3,600  100,772       0.1%
    Meidensha Corp.                              23,000   91,004       0.1%
#   Meiko Electronics Co., Ltd.                   1,000   18,381       0.0%
    Meiko Network Japan Co., Ltd.                 2,600   30,128       0.0%
    Meisei Industrial Co., Ltd.                   5,000   34,998       0.0%
    Meitec Corp.                                  1,500   73,271       0.1%
    Meito Sangyo Co., Ltd.                        1,200   15,888       0.0%
    Melco Holdings, Inc.                          1,200   37,669       0.0%
    Menicon Co., Ltd.                               800   36,257       0.0%
    METAWATER Co., Ltd.                             900   23,892       0.0%
#   Michinoku Bank, Ltd. (The)                    1,600   27,081       0.0%
#   Micronics Japan Co., Ltd.                     4,000   39,816       0.0%
    Mie Bank, Ltd. (The)                          1,300   31,112       0.0%
    Mie Kotsu Group Holdings, Inc.                2,700   11,668       0.0%
    Milbon Co., Ltd.                                800   49,955       0.0%
    Mimasu Semiconductor Industry Co., Ltd.       2,619   46,821       0.0%
#   Minato Bank, Ltd. (The)                       2,100   39,801       0.0%
    Ministop Co., Ltd.                            1,500   30,441       0.0%
    Mirait Holdings Corp.                         6,700   87,553       0.1%
    Miroku Jyoho Service Co., Ltd.                2,200   51,378       0.0%
    Misawa Homes Co., Ltd.                        2,000   17,726       0.0%
    Mitani Corp.                                  1,200   47,590       0.0%
    Mitani Sekisan Co., Ltd.                        900   21,794       0.0%
    Mito Securities Co., Ltd.                     4,000   13,837       0.0%
    Mitsuba Corp.                                 5,000   83,560       0.1%
    Mitsubishi Kakoki Kaisha, Ltd.                1,000   21,672       0.0%
    Mitsubishi Logisnext Co., Ltd.                5,300   38,947       0.0%
*   Mitsubishi Paper Mills, Ltd.                  2,300   15,523       0.0%
    Mitsubishi Pencil Co., Ltd.                   1,800   42,687       0.0%
    Mitsubishi Research Institute, Inc.             600   17,779       0.0%
    Mitsubishi Shokuhin Co., Ltd.                   800   23,737       0.0%
    Mitsubishi Steel Manufacturing Co., Ltd.      1,400   34,859       0.0%
    Mitsuboshi Belting, Ltd.                      7,000   87,400       0.1%
    Mitsui Engineering & Shipbuilding Co., Ltd.   6,700   87,659       0.1%
    Mitsui High-Tec, Inc.                         3,300   69,669       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
  JAPAN -- (Continued)
      Mitsui Home Co., Ltd.                     4,000 $ 26,474       0.0%
      Mitsui Matsushima Co., Ltd.               1,000   12,604       0.0%
      Mitsui Sugar Co., Ltd.                    1,800   61,576       0.0%
  *   Mitsui-Soko Holdings Co., Ltd.           10,000   31,118       0.0%
      Mitsuuroko Group Holdings Co., Ltd.       3,000   21,937       0.0%
      Miyaji Engineering Group, Inc.              900   24,690       0.0%
      Miyazaki Bank, Ltd. (The)                 2,000   72,014       0.1%
      Mizuno Corp.                              1,800   51,197       0.0%
      Mochida Pharmaceutical Co., Ltd.          1,100   80,530       0.1%
      Modec, Inc.                               2,600   59,933       0.0%
      Monex Group, Inc.                        20,400   65,059       0.0%
      Monogatari Corp. (The)                      600   44,209       0.0%
      MORESCO Corp.                             1,100   20,232       0.0%
      Morinaga Milk Industry Co., Ltd.          2,800  107,494       0.1%
      Morita Holdings Corp.                     2,600   44,742       0.0%
      Morito Co., Ltd.                          2,600   24,786       0.0%
      Morozoff, Ltd.                              300   19,683       0.0%
  *   Morpho, Inc.                                700   29,304       0.0%
      Mory Industries, Inc.                       900   27,928       0.0%
      MTI, Ltd.                                 4,500   27,064       0.0%
      Murakami Corp.                              500   14,671       0.0%
      Musashi Seimitsu Industry Co., Ltd.       1,700   54,188       0.0%
      Musashino Bank, Ltd. (The)                2,200   71,490       0.1%
  #   N Field Co., Ltd.                         1,000   18,550       0.0%
      Nachi-Fujikoshi Corp.                    13,000   80,132       0.1%
  #   Nafco Co., Ltd.                             400    6,196       0.0%
      Nagaileben Co., Ltd.                        800   19,962       0.0%
  #   Nagano Bank, Ltd. (The)                     600   10,494       0.0%
      Nagano Keiki Co., Ltd.                    2,100   23,798       0.0%
      Nagase & Co., Ltd.                        8,900  151,174       0.1%
      Nagatanien Holdings Co., Ltd.             2,000   23,828       0.0%
      Nagawa Co., Ltd.                            400   16,075       0.0%
      Nakamuraya Co., Ltd.                        300   13,536       0.0%
      Nakanishi, Inc.                           1,900   86,107       0.1%
      Nakayama Steel Works, Ltd.                  500    3,458       0.0%
      Namura Shipbuilding Co., Ltd.             7,996   49,620       0.0%
      Nanto Bank, Ltd. (The)                    2,900   81,814       0.1%
      Natori Co., Ltd.                            700   12,665       0.0%
      NDS Co., Ltd.                               500   16,886       0.0%
      NEC Capital Solutions, Ltd.                 900   17,785       0.0%
      NEC Networks & System Integration Corp.   1,700   42,365       0.0%
      NET One Systems Co., Ltd.                 8,100  100,480       0.1%
      Neturen Co., Ltd.                         3,800   38,723       0.0%
  #   Nichi-iko Pharmaceutical Co., Ltd.        3,550   55,131       0.0%
      Nichias Corp.                             6,000   78,126       0.1%
      Nichiban Co., Ltd.                        1,500   33,530       0.0%
      Nichicon Corp.                            4,800   60,562       0.0%
      Nichiden Corp.                            1,800   38,613       0.0%
      Nichiha Corp.                             3,500  140,768       0.1%
      NichiiGakkan Co., Ltd.                    2,900   29,896       0.0%
      Nichireki Co., Ltd.                       3,900   49,303       0.0%
      Nichirin Co., Ltd.                        1,100   40,141       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                                SHARES VALUE++  OF NET ASSETS**
                                                ------ -------- ---------------
JAPAN -- (Continued)
    Nihon Chouzai Co., Ltd.                        700 $ 22,914       0.0%
    Nihon Dempa Kogyo Co., Ltd.                    600    4,685       0.0%
    Nihon Eslead Corp.                           1,000   18,222       0.0%
    Nihon Flush Co., Ltd.                        1,600   29,784       0.0%
    Nihon House Holdings Co., Ltd.               5,600   30,787       0.0%
#   Nihon Kagaku Sangyo Co., Ltd.                1,900   32,907       0.0%
    Nihon Kohden Corp.                           3,100   69,010       0.1%
#   Nihon Nohyaku Co., Ltd.                      6,100   35,322       0.0%
    Nihon Parkerizing Co., Ltd.                  4,600   75,409       0.1%
    Nihon Plast Co., Ltd.                        1,700   18,332       0.0%
    Nihon Tokushu Toryo Co., Ltd.                1,400   25,414       0.0%
#   Nihon Trim Co., Ltd.                           500   19,529       0.0%
    Nihon Unisys, Ltd.                           4,200   69,570       0.1%
    Nihon Yamamura Glass Co., Ltd.               8,000   14,065       0.0%
    Nikkiso Co., Ltd.                            7,000   65,758       0.0%
    Nikkon Holdings Co., Ltd.                    4,000  102,445       0.1%
    Nippo Corp.                                  3,000   62,642       0.0%
    Nippon Air Conditioning Services Co., Ltd.   2,700   17,985       0.0%
    Nippon Beet Sugar Manufacturing Co., Ltd.    1,200   25,634       0.0%
    Nippon Carbide Industries Co., Inc.          1,100   23,587       0.0%
#   Nippon Carbon Co., Ltd.                        600   26,275       0.0%
    Nippon Ceramic Co., Ltd.                     1,000   28,526       0.0%
    Nippon Chemi-Con Corp.                       2,000   69,497       0.1%
    Nippon Chemical Industrial Co., Ltd.         1,300   29,839       0.0%
    Nippon Coke & Engineering Co., Ltd.         12,500   13,821       0.0%
#   Nippon Commercial Development Co., Ltd.      1,600   23,601       0.0%
    Nippon Concrete Industries Co., Ltd.         3,000   12,690       0.0%
    Nippon Denko Co., Ltd.                      10,600   44,794       0.0%
    Nippon Densetsu Kogyo Co., Ltd.              3,100   67,280       0.0%
    Nippon Flour Mills Co., Ltd.                 5,200   79,780       0.1%
    Nippon Gas Co., Ltd.                         2,900   92,261       0.1%
    Nippon Hume Corp.                            3,300   22,826       0.0%
    Nippon Kanzai Co., Ltd.                      1,700   30,631       0.0%
    Nippon Kinzoku Co., Ltd.                       300    8,321       0.0%
    Nippon Koei Co., Ltd.                        1,000   36,730       0.0%
    Nippon Koshuha Steel Co., Ltd.               1,000    8,478       0.0%
    Nippon Light Metal Holdings Co., Ltd.       31,000   91,244       0.1%
    Nippon Paper Industries Co., Ltd.            5,600  111,408       0.1%
    Nippon Parking Development Co., Ltd.         9,800   14,373       0.0%
    Nippon Pillar Packing Co., Ltd.              2,000   30,644       0.0%
    Nippon Piston Ring Co., Ltd.                   700   15,031       0.0%
    Nippon Road Co., Ltd. (The)                  1,000   57,618       0.0%
    Nippon Seiki Co., Ltd.                       4,000   92,692       0.1%
#*  Nippon Sharyo, Ltd.                          4,000   11,303       0.0%
*   Nippon Sheet Glass Co., Ltd.                 9,500   76,167       0.1%
    Nippon Signal Co., Ltd.                      7,000   77,258       0.1%
    Nippon Soda Co., Ltd.                       16,000  100,101       0.1%
    Nippon Steel & Sumikin Bussan Corp.          1,248   68,904       0.1%
    Nippon Suisan Kaisha, Ltd.                  22,800  139,503       0.1%
    Nippon Thompson Co., Ltd.                    7,000   40,777       0.0%
    Nippon Valqua Industries, Ltd.               1,200   27,839       0.0%
*   Nippon Yakin Kogyo Co., Ltd.                10,600   23,424       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
   JAPAN -- (Continued)
       Nipro Corp.                            10,600 $154,538       0.1%
       Nishi-Nippon Financial Holdings, Inc.   9,300  108,517       0.1%
       Nishi-Nippon Railroad Co., Ltd.         4,800  128,316       0.1%
       Nishikawa Rubber Co., Ltd.                500   10,283       0.0%
       Nishimatsu Construction Co., Ltd.       5,000  150,951       0.1%
       Nishimatsuya Chain Co., Ltd.            5,300   58,331       0.0%
       Nishio Rent All Co., Ltd.               1,300   45,394       0.0%
       Nissan Shatai Co., Ltd.                 5,400   57,783       0.0%
       Nissei ASB Machine Co., Ltd.            1,000   44,438       0.0%
       Nissei Build Kogyo Co., Ltd.            2,500   28,531       0.0%
       Nissei Corp.                              400    3,969       0.0%
       Nissei Plastic Industrial Co., Ltd.     1,400   18,672       0.0%
   #   Nissha Co., Ltd.                        1,500   48,250       0.0%
       Nisshin Fudosan Co.                     2,800   19,705       0.0%
       Nisshin Oillio Group, Ltd. (The)        2,800   91,914       0.1%
       Nisshin Steel Co., Ltd.                 3,548   51,564       0.0%
       Nisshinbo Holdings, Inc.               12,292  147,597       0.1%
       Nissin Corp.                            2,200   67,840       0.0%
       Nissin Electric Co., Ltd.               3,700   45,291       0.0%
       Nissin Kogyo Co., Ltd.                  3,300   61,147       0.0%
       Nissin Sugar Co., Ltd.                  1,300   23,629       0.0%
       Nissui Pharmaceutical Co., Ltd.         1,400   18,233       0.0%
       Nitta Corp.                             2,300   94,869       0.1%
       Nittan Valve Co., Ltd.                  2,000    8,336       0.0%
       Nittetsu Mining Co., Ltd.                 800   59,326       0.0%
       Nitto Boseki Co., Ltd.                  3,800  127,714       0.1%
       Nitto FC Co., Ltd.                      1,500   11,290       0.0%
       Nitto Kogyo Corp.                       3,700   63,418       0.0%
       Nitto Kohki Co., Ltd.                   1,300   32,211       0.0%
       Nitto Seiko Co., Ltd.                   3,000   17,385       0.0%
       Nittoc Construction Co., Ltd.           3,500   19,059       0.0%
       Nittoku Engineering Co., Ltd.             800   30,770       0.0%
       Noevir Holdings Co., Ltd.               1,100   66,342       0.0%
       NOF Corp.                               4,500  130,051       0.1%
       Nohmi Bosai, Ltd.                       2,800   47,246       0.0%
   #   Nojima Corp.                            2,500   58,298       0.0%
       Nomura Co., Ltd.                        3,200   66,781       0.0%
       Noritake Co., Ltd.                      1,500   72,295       0.1%
       Noritsu Koki Co., Ltd.                  3,100   47,993       0.0%
       Noritz Corp.                            2,000   36,748       0.0%
       North Pacific Bank, Ltd.               25,700   86,502       0.1%
       NS Solutions Corp.                      2,200   53,481       0.0%
       NS United Kaiun Kaisha, Ltd.              900   20,829       0.0%
       NSD Co., Ltd.                           3,730   74,667       0.1%
       Nuflare Technology, Inc.                  700   36,251       0.0%
       Obara Group, Inc.                       1,000   57,847       0.0%
       Odelic Co., Ltd.                          600   26,648       0.0%
       Oenon Holdings, Inc.                    5,000   14,572       0.0%
       Ogaki Kyoritsu Bank, Ltd. (The)         3,700  105,627       0.1%
   #   Ohara, Inc.                             1,300   25,477       0.0%
       Ohashi Technica, Inc.                   1,700   25,204       0.0%
       Ohsho Food Service Corp.                  700   29,267       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      PERCENTAGE
                                                    SHARES VALUE++  OF NET ASSETS**
                                                    ------ -------- ---------------
JAPAN -- (Continued)
    Oiles Corp.                                      1,673 $ 32,933       0.0%
    Oita Bank, Ltd. (The)                            1,600   64,774       0.0%
    Okabe Co., Ltd.                                  4,000   38,357       0.0%
    Okamoto Industries, Inc.                         6,000   65,282       0.0%
    Okamura Corp.                                    7,300   81,894       0.1%
    Okasan Securities Group, Inc.                   14,000   86,361       0.1%
    Oki Electric Industry Co., Ltd.                  6,500   90,803       0.1%
    Okinawa Cellular Telephone Co.                   1,100   38,143       0.0%
    Okinawa Electric Power Co., Inc. (The)           2,746   62,739       0.0%
    OKK Corp.                                          500    5,555       0.0%
    OKUMA Corp.                                      1,800  110,642       0.1%
    Okumura Corp.                                    2,400   91,872       0.1%
    Okura Industrial Co., Ltd.                       4,000   27,114       0.0%
    Okuwa Co., Ltd.                                  4,000   40,520       0.0%
    Onoken Co., Ltd.                                 1,700   28,913       0.0%
    Onward Holdings Co., Ltd.                       12,000  101,173       0.1%
*   Open Door, Inc.                                    300   14,002       0.0%
    Open House Co., Ltd.                             2,700  104,077       0.1%
    Optex Group Co., Ltd.                            1,100   45,557       0.0%
    Organo Corp.                                       800   21,168       0.0%
    Origin Electric Co., Ltd.                          600   10,811       0.0%
#   Osaka Organic Chemical Industry, Ltd.            1,300   15,568       0.0%
#   Osaka Soda Co., Ltd.                             2,000   52,507       0.0%
    Osaka Steel Co., Ltd.                              900   19,913       0.0%
#   OSAKA Titanium Technologies Co., Ltd.            1,600   24,589       0.0%
    Osaki Electric Co., Ltd.                         6,000   43,995       0.0%
#   OSG Corp.                                        4,100   88,744       0.1%
    OSJB Holdings Corp.                             11,600   35,961       0.0%
    Outsourcing, Inc.                                6,500   89,609       0.1%
    Oyo Corp.                                        2,700   41,217       0.0%
    Pacific Industrial Co., Ltd.                     4,000   52,011       0.0%
#*  Pacific Metals Co., Ltd.                         1,700   50,833       0.0%
    Pack Corp. (The)                                   700   24,324       0.0%
    PAL GROUP Holdings Co., Ltd.                       900   25,585       0.0%
    PALTAC Corp.                                     2,500   99,290       0.1%
    Paramount Bed Holdings Co., Ltd.                 1,100   48,509       0.0%
    Parco Co., Ltd.                                  1,600   21,359       0.0%
    Paris Miki Holdings, Inc.                        1,000    4,170       0.0%
#   Pasco Corp.                                      1,000    3,037       0.0%
#   Pasona Group, Inc.                               1,500   21,121       0.0%
#   PC Depot Corp.                                   2,760   21,066       0.0%
    Pegasus Sewing Machine Manufacturing Co., Ltd.   2,600   17,401       0.0%
    Penta-Ocean Construction Co., Ltd.              18,000  119,080       0.1%
#   Pepper Food Service Co., Ltd.                      600   35,392       0.0%
    PIA Corp.                                          600   30,420       0.0%
    Pilot Corp.                                      1,600   80,896       0.1%
    Piolax, Inc.                                     3,000   82,995       0.1%
*   Pioneer Corp.                                   34,600   67,000       0.0%
    Plenus Co., Ltd.                                 1,900   38,705       0.0%
    Pocket Card Co., Ltd.                            2,800   26,453       0.0%
    Poletowin Pitcrew Holdings, Inc.                 1,700   27,233       0.0%
    Press Kogyo Co., Ltd.                            9,000   50,623       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
   JAPAN -- (Continued)
       Pressance Corp.                        3,600 $ 48,487       0.0%
       Prestige International, Inc.           4,800   51,779       0.0%
       Prima Meat Packers, Ltd.              15,000   98,018       0.1%
       Pronexus, Inc.                         1,300   15,777       0.0%
       Proto Corp.                            1,000   14,393       0.0%
       PS Mitsubishi Construction Co., Ltd.   3,600   23,022       0.0%
       Qol Co., Ltd.                            800   14,714       0.0%
       Quick Co., Ltd.                        1,600   27,695       0.0%
       Raito Kogyo Co., Ltd.                  4,700   48,021       0.0%
   #   Rasa Industries, Ltd.                    300    6,044       0.0%
       Raysum Co., Ltd.                       1,900   16,866       0.0%
       Relia, Inc.                            3,200   37,645       0.0%
       Renaissance, Inc.                        300    4,464       0.0%
       Rengo Co., Ltd.                       17,000  111,333       0.1%
   #*  Renown, Inc.                           3,000    5,266       0.0%
   #   Resorttrust, Inc.                      5,400  106,324       0.1%
   #   Retail Partners Co., Ltd.              2,000   23,233       0.0%
       Rheon Automatic Machinery Co., Ltd.    2,000   30,228       0.0%
       Rhythm Watch Co., Ltd.                 1,000   20,925       0.0%
       Ricoh Leasing Co., Ltd.                1,400   50,310       0.0%
   #   Right On Co., Ltd.                     1,500   12,451       0.0%
       Riken Corp.                            1,300   67,625       0.0%
       Riken Keiki Co., Ltd.                  1,200   25,938       0.0%
   #   Riken Technos Corp.                    3,200   19,710       0.0%
       Riken Vitamin Co., Ltd.                1,700   65,286       0.0%
   #   Ringer Hut Co., Ltd.                   1,400   30,360       0.0%
       Rion Co., Ltd.                           700   13,729       0.0%
       Riso Kagaku Corp.                      3,500   67,084       0.0%
       Riso Kyoiku Co., Ltd.                  3,000   23,861       0.0%
       Rock Field Co., Ltd.                   2,100   36,950       0.0%
       Rohto Pharmaceutical Co., Ltd.           600   13,850       0.0%
       Rokko Butter Co., Ltd.                 1,700   38,199       0.0%
       Roland DG Corp.                        1,200   33,201       0.0%
   #   Rorze Corp.                            1,400   37,071       0.0%
       Round One Corp.                        5,300   68,490       0.0%
       Royal Holdings Co., Ltd.               3,000   77,563       0.1%
       RS Technologies Co., Ltd.                500   18,523       0.0%
       Ryobi, Ltd.                            3,200   82,412       0.1%
       Ryoden Corp.                           1,500   23,276       0.0%
       Ryosan Co., Ltd.                       2,800  113,648       0.1%
       Ryoyo Electro Corp.                    2,000   37,553       0.0%
       S Foods, Inc.                          1,300   49,439       0.0%
       S&B Foods, Inc.                          300   23,575       0.0%
       Sac's Bar Holdings, Inc.               1,650   20,109       0.0%
       Saibu Gas Co., Ltd.                    3,600   90,058       0.1%
       Saizeriya Co., Ltd.                    1,900   58,611       0.0%
       Sakai Chemical Industry Co., Ltd.      1,400   35,011       0.0%
       Sakai Moving Service Co., Ltd.           800   46,486       0.0%
       Sakata INX Corp.                       3,000   57,855       0.0%
   #   Sakura Internet, Inc.                  1,700   13,049       0.0%
   #   Sala Corp.                             5,300   35,473       0.0%
       SAMTY Co., Ltd.                        1,700   24,209       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
   JAPAN -- (Continued)
       San-A Co., Ltd.                         1,400 $ 64,426       0.0%
       San-Ai Oil Co., Ltd.                    5,500   65,689       0.0%
       San-In Godo Bank, Ltd. (The)           11,000  101,163       0.1%
   *   Sanden Holdings Corp.                   3,000   60,992       0.0%
       Sanei Architecture Planning Co., Ltd.   1,300   28,931       0.0%
       Sangetsu Corp.                          3,300   60,733       0.0%
       Sanken Electric Co., Ltd.              10,000   62,881       0.0%
       Sanki Engineering Co., Ltd.             5,000   57,544       0.0%
       Sankyo Seiko Co., Ltd.                  4,000   16,549       0.0%
       Sankyo Tateyama, Inc.                   2,800   40,905       0.0%
       Sankyu, Inc.                            3,800  157,104       0.1%
       Sanoh Industrial Co., Ltd.              3,000   26,524       0.0%
   #   Sanrio Co., Ltd.                        3,700   61,277       0.0%
       Sanshin Electronics Co., Ltd.           2,000   30,376       0.0%
       Sanyo Chemical Industries, Ltd.         1,000   52,520       0.0%
       Sanyo Denki Co., Ltd.                     800   53,131       0.0%
       Sanyo Electric Railway Co., Ltd.        2,000   50,754       0.0%
   #   Sanyo Shokai, Ltd.                      1,100   20,273       0.0%
       Sanyo Special Steel Co., Ltd.           2,000   51,333       0.0%
       Sanyo Trading Co., Ltd.                   800   20,728       0.0%
       Sapporo Holdings, Ltd.                  4,000  126,754       0.1%
       Sato Holdings Corp.                     1,900   46,230       0.0%
       Sato Shoji Corp.                        1,300   14,156       0.0%
       Satori Electric Co., Ltd.               1,000    9,325       0.0%
       Sawada Holdings Co., Ltd.               3,300   29,446       0.0%
       Sawai Pharmaceutical Co., Ltd.          1,900  107,769       0.1%
   #   Saxa Holdings, Inc.                       400    7,583       0.0%
       SBS Holdings, Inc.                      1,200    9,481       0.0%
       Secom Joshinetsu Co., Ltd.                900   30,173       0.0%
       Seika Corp.                             1,000   26,517       0.0%
       Seikitokyu Kogyo Co., Ltd.              2,700   15,312       0.0%
   #   Seiko Holdings Corp.                    2,400   59,917       0.0%
   #   Seiko PMC Corp.                           800    8,744       0.0%
       Seiren Co., Ltd.                        5,800  101,231       0.1%
       Sekisui Jushi Corp.                     2,700   60,303       0.0%
       Sekisui Plastics Co., Ltd.              3,500   46,001       0.0%
       Senko Group Holdings Co., Ltd.          8,700   63,098       0.0%
       Senshu Electric Co., Ltd.                 700   15,489       0.0%
       Senshu Ikeda Holdings, Inc.            22,200   85,714       0.1%
       Senshukai Co., Ltd.                     3,000   18,569       0.0%
   #   Septeni Holdings Co., Ltd.             10,900   30,705       0.0%
       SFP Holdings Co., Ltd.                    500    8,134       0.0%
       Shibaura Electronics Co., Ltd.            700   28,587       0.0%
       Shibaura Mechatronics Corp.             4,000   17,322       0.0%
       Shibusawa Warehouse Co., Ltd. (The)     1,200   22,278       0.0%
       Shibuya Corp.                           1,200   46,066       0.0%
       Shiga Bank, Ltd. (The)                 18,000  103,332       0.1%
       Shikibo, Ltd.                             900   12,699       0.0%
       Shikoku Bank, Ltd. (The)                3,600   56,237       0.0%
       Shikoku Chemicals Corp.                 3,000   49,928       0.0%
       Shima Seiki Manufacturing, Ltd.         2,100  118,084       0.1%
       Shimachu Co., Ltd.                      3,100   87,306       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                                 SHARES VALUE++ OF NET ASSETS**
                                                 ------ ------- ---------------
JAPAN -- (Continued)
    Shimizu Bank, Ltd. (The)                      1,100 $36,961       0.0%
    Shin Nippon Air Technologies Co., Ltd.          900  12,928       0.0%
    Shin-Etsu Polymer Co., Ltd.                   5,000  53,479       0.0%
    Shinagawa Refractories Co., Ltd.                500  16,914       0.0%
    Shindengen Electric Manufacturing Co., Ltd.     800  54,610       0.0%
#*  Shinkawa, Ltd.                                1,000   7,681       0.0%
    Shinko Electric Industries Co., Ltd.          6,300  48,549       0.0%
    Shinko Plantech Co., Ltd.                     3,000  25,903       0.0%
    Shinko Shoji Co., Ltd.                        2,000  37,109       0.0%
    Shinmaywa Industries, Ltd.                    8,000  78,711       0.1%
    Shinnihon Corp.                               3,400  30,221       0.0%
#   Shinoken Group Co., Ltd.                      1,300  31,938       0.0%
    Shinsho Corp.                                 1,000  28,793       0.0%
    Shinwa Co. Ltd.                                 900  20,450       0.0%
    Ship Healthcare Holdings, Inc.                2,500  78,180       0.1%
    Shizuki Electric Co., Inc.                    1,600  10,216       0.0%
    Shizuoka Gas Co., Ltd.                        8,300  64,852       0.0%
    Shobunsha Publications, Inc.                  1,300   8,648       0.0%
    Shochiku Co., Ltd.                              600  89,329       0.1%
    Shoei Co., Ltd.                               1,300  43,645       0.0%
#   Shoei Foods Corp.                             1,000  40,265       0.0%
    Shofu, Inc.                                   1,000  12,049       0.0%
    Showa Corp.                                   5,400  70,782       0.1%
    Showa Sangyo Co., Ltd.                        2,000  52,158       0.0%
#   Siix Corp.                                    1,900  80,890       0.1%
    Sinanen Holdings Co., Ltd.                      600  13,416       0.0%
    Sinfonia Technology Co., Ltd.                18,000  73,254       0.1%
    Sinko Industries, Ltd.                        2,400  39,075       0.0%
    Sintokogio, Ltd.                              3,938  45,830       0.0%
    SKY Perfect JSAT Holdings, Inc.              14,000  64,914       0.0%
    SMK Corp.                                     5,000  23,630       0.0%
    SMS Co., Ltd.                                 2,100  63,261       0.0%
#   Sodick Co., Ltd.                              4,100  56,737       0.0%
    Soft99 Corp.                                  1,200  12,073       0.0%
#   Softbank Technology Corp.                     1,400  26,154       0.0%
    Software Service, Inc.                          400  18,428       0.0%
    Sogo Medical Co., Ltd.                          700  38,841       0.0%
    Space Co., Ltd.                                 800  12,305       0.0%
#   Sparx Group Co., Ltd.                        11,800  29,095       0.0%
    SRA Holdings                                  1,000  28,501       0.0%
    SRS Holdings Co., Ltd.                        2,500  20,330       0.0%
    ST Corp.                                      1,100  27,243       0.0%
    St Marc Holdings Co., Ltd.                    1,700  51,370       0.0%
    Star Mica Co., Ltd.                           1,800  25,642       0.0%
    Star Micronics Co., Ltd.                      2,400  42,312       0.0%
    Starts Corp., Inc.                            2,700  73,227       0.1%
    Starzen Co., Ltd.                               700  34,242       0.0%
#   Stella Chemifa Corp.                            900  34,700       0.0%
    Studio Alice Co., Ltd.                        1,100  25,449       0.0%
    Sugimoto & Co., Ltd.                            900  13,921       0.0%
#   Sumida Corp.                                  1,100  19,198       0.0%
    Suminoe Textile Co., Ltd.                     5,000  14,077       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                                SHARES VALUE++  OF NET ASSETS**
                                                ------ -------- ---------------
 JAPAN -- (Continued)
     Sumitomo Bakelite Co., Ltd.                15,000 $121,983       0.1%
     Sumitomo Densetsu Co., Ltd.                 2,200   44,606       0.0%
     Sumitomo Mitsui Construction Co., Ltd.      9,592   59,092       0.0%
     Sumitomo Osaka Cement Co., Ltd.            29,000  132,813       0.1%
     Sumitomo Precision Products Co., Ltd.       2,000    6,471       0.0%
     Sumitomo Riko Co., Ltd.                     3,800   36,907       0.0%
     Sumitomo Seika Chemicals Co., Ltd.            800   42,502       0.0%
     Sumitomo Warehouse Co., Ltd. (The)         11,000   75,504       0.1%
     Sun Frontier Fudousan Co., Ltd.             3,700   44,547       0.0%
     Sun-Wa Technos Corp.                        1,500   28,317       0.0%
 *   SWCC Showa Holdings Co., Ltd.               3,700   34,581       0.0%
     Systena Corp.                               1,300   40,309       0.0%
     Syuppin Co., Ltd.                             900   20,506       0.0%
     T Hasegawa Co., Ltd.                        2,300   46,726       0.0%
     T RAD Co., Ltd.                             1,100   45,654       0.0%
     T&K Toka Co., Ltd.                          2,300   26,780       0.0%
     T-Gaia Corp.                                1,300   26,455       0.0%
 #*  Tabuchi Electric Co., Ltd.                  3,000    7,982       0.0%
     Tachi-S Co., Ltd.                           3,400   63,864       0.0%
     Tachibana Eletech Co., Ltd.                 2,500   42,361       0.0%
 #   Tadano, Ltd.                                8,000  121,924       0.1%
     Taihei Dengyo Kaisha, Ltd.                  1,500   38,300       0.0%
     Taiho Kogyo Co., Ltd.                       1,900   28,422       0.0%
     Taikisha, Ltd.                              2,000   58,248       0.0%
     Taiko Bank, Ltd. (The)                        400    9,214       0.0%
     Taiko Pharmaceutical Co., Ltd.              1,300   26,876       0.0%
     Taisei Lamick Co., Ltd.                       300    8,189       0.0%
     Taiyo Holdings Co., Ltd.                    1,500   72,078       0.1%
     Taiyo Yuden Co., Ltd.                      10,000  174,593       0.1%
     Takamatsu Construction Group Co., Ltd.      1,600   43,603       0.0%
     Takaoka Toko Co., Ltd.                      1,200   19,617       0.0%
     Takara Holdings, Inc.                      11,300  110,537       0.1%
 #   Takara Leben Co., Ltd.                      9,300   42,751       0.0%
     Takara Printing Co., Ltd.                   1,300   20,270       0.0%
     Takara Standard Co., Ltd.                   3,500   59,841       0.0%
     Takasago International Corp.                1,400   48,701       0.0%
     Takasago Thermal Engineering Co., Ltd.      4,100   72,190       0.1%
     Takeei Corp.                                1,900   19,166       0.0%
     Takeuchi Manufacturing Co., Ltd.            2,100   44,485       0.0%
     Takuma Co., Ltd.                            7,000   86,114       0.1%
     Tamron Co., Ltd.                            1,500   31,317       0.0%
     Tamura Corp.                               11,000   75,260       0.1%
     Tanseisha Co., Ltd.                         1,600   19,029       0.0%
     Tatsuta Electric Wire and Cable Co., Ltd.   2,000   14,670       0.0%
     Tayca Corp.                                 1,000   23,539       0.0%
     Tazmo Co., Ltd.                             1,100   20,417       0.0%
 #*  Teac Corp.                                  5,000    1,988       0.0%
     TechMatrix Corp.                            2,100   31,526       0.0%
     TechnoPro Holdings, Inc.                    1,000   45,848       0.0%
 #   Tecnos Japan, Inc.                          1,400   13,673       0.0%
     Teikoku Electric Manufacturing Co., Ltd.    1,400   14,837       0.0%
     Teikoku Sen-I Co., Ltd.                     2,100   44,565       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                      SHARES VALUE++  OF NET ASSETS**
                                                      ------ -------- ---------------
JAPAN -- (Continued)
    Teikoku Tsushin Kogyo Co., Ltd.                      800 $  8,037       0.0%
    Tekken Corp.                                         900   30,182       0.0%
    Tenma Corp.                                        2,000   41,568       0.0%
    TKC Corp.                                          1,600   50,361       0.0%
#*  Toa Corp.(6894508)                                 1,800   39,119       0.0%
    Toa Corp.(6894434)                                 2,600   27,485       0.0%
    TOA ROAD Corp.                                       300   12,339       0.0%
    Toagosei Co., Ltd.                                 9,500  123,208       0.1%
    Tobishima Corp.                                   17,200   25,670       0.0%
    TOC Co., Ltd.                                      3,600   32,400       0.0%
    Tocalo Co., Ltd.                                   1,000   40,352       0.0%
    Tochigi Bank, Ltd. (The)                          10,000   45,578       0.0%
    Toda Corp.                                        17,000  138,502       0.1%
    Toei Animation Co., Ltd.                             400   36,203       0.0%
    Toei Co., Ltd.                                       500   54,247       0.0%
    Toenec Corp.                                       1,400   40,874       0.0%
    Toho Bank, Ltd. (The)                             16,000   61,761       0.0%
    Toho Co., Ltd.                                       900   22,768       0.0%
#   Toho Holdings Co., Ltd.                            5,500  108,113       0.1%
#   Toho Titanium Co., Ltd.                            3,900   35,140       0.0%
    Toho Zinc Co., Ltd.                                1,200   58,446       0.0%
    Tohoku Bank, Ltd. (The)                              800   11,030       0.0%
    Tokai Carbon Co., Ltd.                            16,000  159,886       0.1%
    Tokai Corp.                                          900   40,399       0.0%
    TOKAI Holdings Corp.                               9,000   71,960       0.1%
    Tokai Rika Co., Ltd.                               4,200   88,402       0.1%
#   Tokai Tokyo Financial Holdings, Inc.              16,800  109,982       0.1%
    Token Corp.                                          680   81,996       0.1%
    Tokushu Tokai Paper Co., Ltd.                        919   37,054       0.0%
#   Tokuyama Corp.                                     6,400  181,612       0.1%
#*  Tokyo Base Co., Ltd.                                 500   20,502       0.0%
    Tokyo Dome Corp.                                   7,000   65,730       0.0%
    Tokyo Energy & Systems, Inc.                       2,000   23,274       0.0%
#   Tokyo Individualized Educational Institute, Inc.   1,600   14,103       0.0%
#   Tokyo Keiki, Inc.                                  1,800   24,232       0.0%
    Tokyo Ohka Kogyo Co., Ltd.                         2,700   98,739       0.1%
    Tokyo Rakutenchi Co., Ltd.                           500   25,714       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                 1,200   18,677       0.0%
    Tokyo Seimitsu Co., Ltd.                           2,900  115,287       0.1%
    Tokyo Steel Manufacturing Co., Ltd.                8,200   70,824       0.1%
    Tokyo Tekko Co., Ltd.                                600   11,351       0.0%
#   Tokyo Theatres Co., Inc.                             600    7,717       0.0%
    Tokyo TY Financial Group, Inc.                     3,124   84,358       0.1%
    Tokyotokeiba Co., Ltd.                             2,000   60,859       0.0%
    Tokyu Construction Co., Ltd.                       9,100   80,141       0.1%
    Tokyu Recreation Co., Ltd.                         3,000   24,329       0.0%
    Toli Corp.                                         6,000   21,812       0.0%
    Tomato Bank, Ltd.                                    900   12,561       0.0%
#   Tomoe Engineering Co., Ltd.                        1,000   19,100       0.0%
    Tomoku Co., Ltd.                                   1,000   18,660       0.0%
    TOMONY Holdings, Inc.                             14,500   69,835       0.1%
    Tomy Co., Ltd.                                     5,617   90,879       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
  JAPAN -- (Continued)
      Tonami Holdings Co., Ltd.                  800 $ 39,860       0.0%
      Topcon Corp.                             5,300  112,061       0.1%
      Toppan Forms Co., Ltd.                   4,500   46,565       0.0%
      Topre Corp.                              2,100   61,839       0.0%
      Topy Industries, Ltd.                    1,800   61,498       0.0%
      Toridoll Holdings Corp.                  1,300   41,746       0.0%
      Torii Pharmaceutical Co., Ltd.           2,100   56,968       0.0%
  #   Torikizoku Co., Ltd.                     1,000   27,027       0.0%
      Torishima Pump Manufacturing Co., Ltd.   2,000   20,760       0.0%
      Tosei Corp.                              4,200   41,367       0.0%
      Toshiba Machine Co., Ltd.               10,000   62,091       0.0%
      Toshiba Plant Systems & Services Corp.   4,000   68,997       0.1%
      Toshiba TEC Corp.                        8,000   46,657       0.0%
  #   Tosho Co., Ltd.                            800   22,095       0.0%
      Tosho Printing Co., Ltd.                 2,500   24,071       0.0%
      Totech Corp.                             1,200   21,851       0.0%
      Totetsu Kogyo Co., Ltd.                  1,700   56,928       0.0%
      Tottori Bank, Ltd. (The)                   600    9,618       0.0%
  #   Tow Co., Ltd.                            1,500   11,853       0.0%
      Towa Bank, Ltd. (The)                    3,200   33,980       0.0%
      Towa Corp.                               2,500   43,292       0.0%
      Towa Pharmaceutical Co., Ltd.            1,000   51,720       0.0%
      Toyo Construction Co., Ltd.              7,400   37,461       0.0%
      Toyo Corp.                               3,000   28,026       0.0%
      Toyo Denki Seizo K.K.                    1,000   17,758       0.0%
  #   Toyo Engineering Corp.                   3,400   40,643       0.0%
      Toyo Ink SC Holdings Co., Ltd.          15,000   88,338       0.1%
      Toyo Kanetsu K.K.                        1,200   45,457       0.0%
      Toyo Kohan Co., Ltd.                     8,000   34,206       0.0%
      Toyo Securities Co., Ltd.                5,000   13,989       0.0%
      Toyo Tanso Co., Ltd.                     1,200   33,877       0.0%
      Toyobo Co., Ltd.                         7,700  148,321       0.1%
      TPR Co., Ltd.                            2,100   74,240       0.1%
      Trancom Co., Ltd.                          500   30,381       0.0%
  #   Transaction Co., Ltd.                    2,400   25,955       0.0%
      Transcosmos, Inc.                        1,900   44,310       0.0%
      Tri Chemical Laboratories, Inc.            900   31,781       0.0%
      Trusco Nakayama Corp.                    4,000  102,341       0.1%
      Trust Tech, Inc.                           500   14,562       0.0%
      TS Tech Co., Ltd.                        4,100  146,837       0.1%
      TSI Holdings Co., Ltd.                   8,425   70,612       0.1%
  #   Tsubaki Nakashima Co., Ltd.                800   18,447       0.0%
      Tsubakimoto Chain Co.                    9,000   77,561       0.1%
  #   Tsugami Corp.                            5,000   48,155       0.0%
      Tsukishima Kikai Co., Ltd.               3,000   36,035       0.0%
      Tsukuba Bank, Ltd.                       5,500   20,344       0.0%
      Tsukui Corp.                             5,200   37,414       0.0%
      Tsurumi Manufacturing Co., Ltd.          2,000   33,897       0.0%
      Tsutsumi Jewelry Co., Ltd.                 800   14,148       0.0%
      TV Asahi Holdings Corp.                  2,400   48,331       0.0%
      Tv Tokyo Holdings Corp.                  2,500   52,329       0.0%
  #*  U-Shin, Ltd.                             2,000   13,510       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
    JAPAN -- (Continued)
        UACJ Corp.                            2,403 $ 70,870       0.1%
        Uchida Yoko Co., Ltd.                   800   25,378       0.0%
        UKC Holdings Corp.                    1,500   25,818       0.0%
        Uniden Holdings Corp.                10,000   31,827       0.0%
        Union Tool Co.                          900   29,096       0.0%
        Unipres Corp.                         2,700   72,899       0.1%
        United Arrows, Ltd.                   1,600   59,968       0.0%
        United Super Markets Holdings, Inc.   4,100   38,276       0.0%
    #   UNITED, Inc.                            400   12,768       0.0%
    *   Unitika, Ltd.                         5,200   45,898       0.0%
    #   Universal Entertainment Corp.         2,400   78,184       0.1%
        Unizo Holdings Co., Ltd.              2,100   55,868       0.0%
        Ushio, Inc.                          10,400  144,360       0.1%
    *   UT Group Co., Ltd.                    3,200   65,601       0.0%
    #   V Technology Co., Ltd.                  400   69,999       0.1%
        Valor Holdings Co., Ltd.              3,100   70,503       0.1%
        Vector, Inc.                          3,300   43,635       0.0%
        VIA Holdings, Inc.                    1,200    8,718       0.0%
    #*  Vision, Inc.                            800   19,114       0.0%
        Vital KSK Holdings, Inc.              4,800   38,974       0.0%
        Voyage Group, Inc.                    1,100   14,043       0.0%
    #   VT Holdings Co., Ltd.                 6,900   37,561       0.0%
    #   W-Scope Corp.                         3,600   67,713       0.0%
        Wacoal Holdings Corp.                 4,500  128,623       0.1%
        Wakachiku Construction Co., Ltd.      1,700   28,379       0.0%
        Wakita & Co., Ltd.                    4,500   55,357       0.0%
        Warabeya Nichiyo Holdings Co., Ltd.   1,200   29,710       0.0%
        Watahan & Co., Ltd.                   1,000   22,339       0.0%
        WATAMI Co., Ltd.                      1,400   18,257       0.0%
        WDB Holdings Co., Ltd.                  600   14,616       0.0%
        Weathernews, Inc.                       700   22,626       0.0%
        Wellnet Corp.                         1,200   12,896       0.0%
        WIN-Partners Co., Ltd.                1,000   12,320       0.0%
        Wood One Co., Ltd.                      600   10,215       0.0%
        World Holdings Co., Ltd.              1,000   32,178       0.0%
        Wowow, Inc.                             800   24,939       0.0%
        Xebio Holdings Co., Ltd.              3,000   57,430       0.0%
    #   YA-MAN, Ltd.                          4,000   46,534       0.0%
        Yahagi Construction Co., Ltd.         4,200   38,037       0.0%
    #   Yakuodo Co., Ltd.                     1,000   28,007       0.0%
        YAMABIKO Corp.                        3,660   49,804       0.0%
    #   Yamagata Bank, Ltd. (The)             3,600   84,787       0.1%
        Yamaichi Electronics Co., Ltd.        1,600   33,237       0.0%
        Yamanashi Chuo Bank, Ltd. (The)      18,000   80,168       0.1%
    #   Yamashin-Filter Corp.                 1,000   36,424       0.0%
        Yamatane Corp.                        1,000   17,863       0.0%
        Yamato Kogyo Co., Ltd.                3,300   88,272       0.1%
        Yamazen Corp.                         5,400   61,739       0.0%
        Yaoko Co., Ltd.                       1,000   49,083       0.0%
        Yashima Denki Co., Ltd.               2,600   22,056       0.0%
        Yasuda Logistics Corp.                2,000   16,700       0.0%
        Yellow Hat, Ltd.                      1,800   55,229       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------ ----------- ---------------
 JAPAN -- (Continued)
     Yodogawa Steel Works, Ltd.              2,400 $    70,295       0.1%
     Yokogawa Bridge Holdings Corp.          3,300      70,373       0.1%
 #   Yokohama Reito Co., Ltd.                5,400      51,358       0.0%
     Yokowo Co., Ltd.                        1,700      22,195       0.0%
     Yomeishu Seizo Co., Ltd.                1,000      19,926       0.0%
     Yomiuri Land Co., Ltd.                    500      21,007       0.0%
     Yondenko Corp.                            420      11,695       0.0%
     Yondoshi Holdings, Inc.                 1,600      44,009       0.0%
     Yorozu Corp.                            1,900      38,656       0.0%
     Yoshinoya Holdings Co., Ltd.            2,100      34,928       0.0%
     Yuasa Trading Co., Ltd.                 2,000      73,736       0.1%
 #   Yume No Machi Souzou Iinkai Co., Ltd.   1,600      22,497       0.0%
 #   Yumeshin Holdings Co., Ltd.             6,300      44,453       0.0%
     Yurtec Corp.                            4,000      34,953       0.0%
     Yusen Logistics Co., Ltd.               2,500      29,149       0.0%
     Yushiro Chemical Industry Co., Ltd.     1,000      15,124       0.0%
     Zenrin Co., Ltd.                        1,800      57,195       0.0%
     ZERIA Pharmaceutical Co., Ltd.          2,200      38,551       0.0%
 *   ZIGExN Co., Ltd.                        1,200      16,534       0.0%
 #   Zojirushi Corp.                         3,500      31,590       0.0%
     Zuiko Corp.                               700      23,551       0.0%
     Zuken, Inc.                             2,000      35,567       0.0%
                                                   -----------      ----
 TOTAL JAPAN                                        54,189,857      23.9%
                                                   -----------      ----
 NETHERLANDS -- (2.4%)
     Aalberts Industries NV                  8,911     439,408       0.2%
     Accell Group                            2,934      89,605       0.0%
     AMG Advanced Metallurgical Group NV     2,324     111,227       0.1%
     Amsterdam Commodities NV                2,763      77,509       0.0%
     APERAM SA                               4,692     252,301       0.1%
     Arcadis NV                              8,576     198,240       0.1%
 *   Argenx SE                                   1          23       0.0%
     ASM International NV                    5,440     364,556       0.2%
     ASR Nederland NV                        3,824     156,763       0.1%
 *   Basic-Fit NV                              440      10,102       0.0%
     BE Semiconductor Industries NV          5,041     396,133       0.2%
     Beter Bed Holding NV                    1,921      39,308       0.0%
 #   BinckBank NV                           10,730      54,689       0.0%
     Boskalis Westminster                    9,440     337,447       0.1%
 #   Brunel International NV                 2,547      43,297       0.0%
     Corbion NV                              5,542     185,175       0.1%
 #   Flow Traders                            2,407      59,844       0.0%
     ForFarmers NV                             914      11,174       0.0%
 *   Fugro NV                                8,042     103,668       0.0%
     Gemalto NV(B9MS8P5)                     3,010     119,122       0.1%
     Gemalto NV(B011JK4)                     3,836     151,835       0.1%
     GrandVision NV                          1,271      31,722       0.0%
 *   Heijmans NV                             3,864      41,216       0.0%
     Hunter Douglas NV                         685      55,465       0.0%
     IMCD Group NV                           2,857     179,689       0.1%
     Intertrust NV                           1,251      19,236       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
  NETHERLANDS -- (Continued)
      KAS Bank NV                            1,902 $   22,063       0.0%
      Kendrion NV                            2,047     89,509       0.0%
      Koninklijke BAM Groep NV              32,304    182,477       0.1%
      Koninklijke Vopak NV                   6,342    274,501       0.1%
  *   Lucas Bols NV                            553     12,464       0.0%
      Nederland Apparatenfabriek               609     28,413       0.0%
  #*  OCI NV                                 5,903    140,036       0.1%
  #   Ordina NV                             14,344     24,809       0.0%
      Philips Lighting NV                    2,907    110,178       0.0%
      PostNL NV                             48,089    204,955       0.1%
      Refresco Group NV                      5,569    128,762       0.1%
  *   Rhi Magnesita NV                       2,919    129,516       0.1%
      SBM Offshore NV                       18,343    327,351       0.1%
      Sligro Food Group NV                   2,850    128,189       0.1%
  *   Telegraaf Media Groep NV               1,964     13,044       0.0%
      TKH Group NV                           3,206    215,890       0.1%
  *   TomTom NV                             14,846    169,137       0.1%
      Van Lanschot Kempen NV                 1,388     42,117       0.0%
  #   Wessanen                               8,503    161,500       0.1%
                                                   ----------       ---
  TOTAL NETHERLANDS                                 5,933,665       2.6%
                                                   ----------       ---
  NEW ZEALAND -- (0.7%)
  *   a2 Milk Co., Ltd.                     34,295    203,610       0.1%
      Air New Zealand, Ltd.                 41,085     92,817       0.1%
      Briscoe Group, Ltd.                    9,711     21,534       0.0%
      Chorus, Ltd.                          28,756     79,025       0.0%
      EBOS Group, Ltd.                       6,927     83,436       0.1%
      Freightways, Ltd.                     12,116     63,498       0.0%
      Genesis Energy, Ltd.                  32,503     54,486       0.0%
      Hallenstein Glasson Holdings, Ltd.     5,327     12,177       0.0%
      Heartland Bank, Ltd.                  21,704     28,217       0.0%
      Infratil, Ltd.                        46,774    102,916       0.1%
      Kathmandu Holdings, Ltd.               8,788     14,444       0.0%
  #   Mainfreight, Ltd.                      6,428    107,600       0.1%
      Metlifecare, Ltd.                     12,041     47,639       0.0%
      New Zealand Refining Co., Ltd. (The)  13,533     23,340       0.0%
      NZME, Ltd.                            14,069      8,840       0.0%
      NZX, Ltd.                             31,716     25,636       0.0%
      PGG Wrightson, Ltd.                   10,577      4,055       0.0%
  #   Port of Tauranga, Ltd.                30,765     96,319       0.1%
      Restaurant Brands New Zealand, Ltd.   11,416     52,999       0.0%
      Sanford, Ltd.                          6,562     35,456       0.0%
      Scales Corp., Ltd.                     8,482     22,639       0.0%
      SKY Network Television, Ltd.          23,513     40,243       0.0%
      SKYCITY Entertainment Group, Ltd.     38,867    103,469       0.1%
      Steel & Tube Holdings, Ltd.            5,579      7,637       0.0%
      Summerset Group Holdings, Ltd.        19,161     63,863       0.0%
  *   Synlait Milk, Ltd.                     2,415     13,572       0.0%
      Tilt Renewables, Ltd.                  4,827      6,441       0.0%
      Tourism Holdings, Ltd.                 6,924     24,064       0.0%
  *   Tower, Ltd.                           13,924      7,722       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                         SHARES   VALUE++   OF NET ASSETS**
                                         ------- ---------- ---------------
    NEW ZEALAND -- (Continued)
        Trade Me Group, Ltd.              32,478 $  100,298       0.1%
        Trustpower, Ltd.                   4,827     19,220       0.0%
        Vector, Ltd.                      13,862     31,959       0.0%
        Vista Group International, Ltd.    4,604     16,325       0.0%
        Warehouse Group, Ltd. (The)        5,475      7,908       0.0%
    *   Xero, Ltd.                         2,940     69,244       0.0%
        Z Energy, Ltd.                    12,078     60,918       0.0%
                                                 ----------       ---
    TOTAL NEW ZEALAND                             1,753,566       0.8%
                                                 ----------       ---
    NORWAY -- (0.8%)
        ABG Sundal Collier Holding ASA    24,317     16,880       0.0%
        AF Gruppen ASA                     1,653     25,725       0.0%
    *   Akastor ASA                        9,797     22,599       0.0%
    *   Aker Solutions ASA                 9,700     53,337       0.0%
        American Shipping Co. ASA          2,165      6,090       0.0%
        Atea ASA                           6,319     79,717       0.1%
        Austevoll Seafood ASA              9,102     91,105       0.1%
    #*  Avance Gas Holding, Ltd.             956      2,309       0.0%
    *   Axactor AB                        88,387     31,859       0.0%
        Bakkafrost P/F                     1,627     72,701       0.1%
        Bonheur ASA                        1,685     17,059       0.0%
        Borregaard ASA                     6,733     64,891       0.0%
    #*  BW LPG, Ltd.                       6,413     24,109       0.0%
    *   BW Offshore, Ltd.                 10,521     34,567       0.0%
    *   DNO ASA                           49,587     60,246       0.0%
        Ekornes ASA                        1,600     22,443       0.0%
    #*  Fred Olsen Energy ASA              3,343      9,206       0.0%
    #   Frontline, Ltd.                    4,352     26,627       0.0%
        Grieg Seafood ASA                  6,613     62,792       0.0%
    *   Hexagon Composites ASA             6,540     22,004       0.0%
    #   Hoegh LNG Holdings, Ltd.           4,064     32,181       0.0%
    *   Kongsberg Automotive ASA          47,061     55,388       0.0%
        Kongsberg Gruppen ASA              1,710     31,213       0.0%
    *   Kvaerner ASA                      10,879     20,817       0.0%
    #*  NEL ASA                           47,525     16,223       0.0%
    #*  Nordic Nanovector ASA              2,065     21,150       0.0%
    *   Nordic Semiconductor ASA          15,677     78,603       0.1%
    #*  Norwegian Air Shuttle A.S.         1,507     42,666       0.0%
    *   Norwegian Finans Holding ASA       6,176     77,166       0.1%
        Norwegian Property ASA            18,084     22,236       0.0%
    #   Ocean Yield ASA                    3,609     32,172       0.0%
        Odfjell SE Class A                 1,000      3,486       0.0%
        Opera Software ASA                 6,271     17,968       0.0%
    #*  Petroleum Geo-Services ASA        33,331     54,827       0.0%
    #*  Prosafe SE                           573      1,158       0.0%
    #   Protector Forsikring ASA           4,456     48,559       0.0%
    #*  REC Silicon ASA                  140,159     18,330       0.0%
        Scatec Solar ASA                   5,129     29,507       0.0%
        Selvaag Bolig ASA                  3,180     11,611       0.0%
    #*  Sevan Marine ASA                   1,337      2,162       0.0%
        Skandiabanken ASA                  2,214     22,454       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                      SHARES   VALUE++   OF NET ASSETS**
                                                      ------- ---------- ---------------
NORWAY -- (Continued)
*   Solstad Farstad ASA                                 1,000 $      730       0.0%
*   Songa Offshore                                      3,279     23,351       0.0%
    SpareBank 1 SMN                                     1,934     20,087       0.0%
    SpareBank 1 SR-Bank ASA                             8,627     95,556       0.1%
    Stolt-Nielsen, Ltd.                                 2,682     37,800       0.0%
    TGS NOPEC Geophysical Co. ASA                       3,039     69,867       0.1%
    Tomra Systems ASA                                   9,922    138,515       0.1%
    Treasure ASA                                        1,741      3,237       0.0%
    Veidekke ASA                                        6,593     73,875       0.1%
    Wilh Wilhelmsen Holding ASA Class A                 1,434     42,006       0.0%
#   XXL ASA                                             5,889     63,508       0.0%
                                                              ----------       ---
TOTAL NORWAY                                                   1,954,675       0.9%
                                                              ----------       ---
PERU -- (0.0%)
*   Cautivo Mining, Inc.                                    2          1       0.0%
                                                              ----------       ---
PORTUGAL -- (0.4%)
    Altri SGPS SA                                       7,954     50,812       0.0%
#*  Banco Comercial Portugues SA Class R              915,426    273,556       0.1%
    CTT-Correios de Portugal SA                        10,630     62,586       0.0%
    Mota-Engil SGPS SA                                 16,005     64,277       0.0%
    Navigator Co. SA (The)                             26,345    134,357       0.1%
    NOS SGPS SA                                        16,540     99,102       0.1%
#   REN - Redes Energeticas Nacionais SGPS SA          34,170    108,509       0.1%
    Semapa-Sociedade de Investimento e Gestao           3,410     68,163       0.0%
    Sonae SGPS SA                                     125,561    150,320       0.1%
                                                              ----------       ---
TOTAL PORTUGAL                                                 1,011,682       0.5%
                                                              ----------       ---
SINGAPORE -- (1.2%)
    Accordia Golf Trust                                65,600     36,098       0.0%
    Ascendas India Trust                               64,100     54,065       0.0%
*   Banyan Tree Holdings, Ltd.                          7,000      3,160       0.0%
    Best World International, Ltd.                     21,400     23,346       0.0%
    Boustead Projects, Ltd.                             6,600      4,208       0.0%
    Boustead Singapore, Ltd.                           22,000     14,545       0.0%
    Bukit Sembawang Estates, Ltd.                      14,900     69,417       0.1%
    Bund Center Investment, Ltd.                       27,000     15,257       0.0%
    China Aviation Oil Singapore Corp., Ltd.           27,800     36,116       0.0%
    Chip Eng Seng Corp., Ltd.                          45,000     31,700       0.0%
    Chuan Hup Holdings, Ltd.                           87,000     22,331       0.0%
    CITIC Envirotech, Ltd.                             41,000     23,186       0.0%
    ComfortDelGro Corp., Ltd.                          77,900    115,483       0.1%
*   COSCO Shipping International Singapore Co., Ltd.   21,100      4,494       0.0%
*   Creative Technology, Ltd.                           2,650      2,253       0.0%
    CSE Global, Ltd.                                   40,000     11,015       0.0%
    CWT, Ltd.                                          12,000     20,493       0.0%
    Del Monte Pacific, Ltd.                            72,000     16,381       0.0%
    Delfi, Ltd.                                        20,200     21,935       0.0%
*   Ezion Holdings, Ltd.                              103,220     14,918       0.0%
#*  Ezra Holdings, Ltd.                               234,044      9,479       0.0%
    Far East Orchard, Ltd.                             11,239     12,772       0.0%
    First Resources, Ltd.                              28,300     40,910       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                             SHARES  VALUE++  OF NET ASSETS**
                                             ------- -------- ---------------
  SINGAPORE -- (Continued)
      Fragrance Group, Ltd.                   82,000 $ 10,225       0.0%
      Frasers Centrepoint, Ltd.               10,500   16,019       0.0%
      GK Goh Holdings, Ltd.                   17,813   12,945       0.0%
      GL, Ltd.                                53,000   35,997       0.0%
      Golden Agri-Resources, Ltd.            361,300  104,716       0.1%
      GuocoLand, Ltd.                         14,300   25,099       0.0%
  *   Halcyon Agri Corp., Ltd.                25,666   11,199       0.0%
      Haw Par Corp., Ltd.                      8,000   71,597       0.1%
      Hi-P International, Ltd.                23,000   31,570       0.0%
      Ho Bee Investment, Ltd.                 14,000   25,994       0.0%
      Hong Fok Corp., Ltd.                    54,120   35,345       0.0%
      Hong Leong Asia, Ltd.                    8,000    7,188       0.0%
      Hong Leong Finance, Ltd.                 6,400   12,826       0.0%
      Hotel Grand Central, Ltd.               41,024   44,541       0.0%
      Hutchison Port Holdings Trust          193,500   83,206       0.1%
      Hwa Hong Corp., Ltd.                    59,000   14,692       0.0%
      Hyflux, Ltd.                            27,500    9,886       0.0%
      Indofood Agri Resources, Ltd.           28,000    9,233       0.0%
      k1 Ventures, Ltd.                       24,000   12,935       0.0%
      Keppel Infrastructure Trust            176,474   71,847       0.1%
      M1, Ltd.                                30,000   39,617       0.0%
      Mandarin Oriental International, Ltd.   13,800   30,340       0.0%
      Metro Holdings, Ltd.                    49,200   45,297       0.0%
  *   Midas Holdings, Ltd.                   114,000   17,580       0.0%
  *   Noble Group, Ltd.                       75,250   15,803       0.0%
      OUE, Ltd.                               23,000   34,756       0.0%
      Oxley Holdings, Ltd.                    57,000   30,308       0.0%
      Perennial Real Estate Holdings, Ltd.    20,600   13,376       0.0%
  *   Raffles Education Corp., Ltd.           49,200   12,075       0.0%
      Raffles Medical Group, Ltd.             64,363   53,348       0.0%
      RHT Health Trust                        54,900   33,847       0.0%
      Riverstone Holdings, Ltd.               17,200   13,311       0.0%
      Rotary Engineering, Ltd.                17,000    5,606       0.0%
      SATS, Ltd.                              29,400  101,412       0.1%
      SBS Transit, Ltd.                       15,800   28,996       0.0%
      SembCorp Industries, Ltd.               36,100   87,432       0.1%
      SembCorp Marine, Ltd.                   39,100   55,437       0.0%
      Sheng Siong Group, Ltd.                 37,000   25,651       0.0%
      SIA Engineering Co., Ltd.               18,900   45,204       0.0%
      SIIC Environment Holdings, Ltd.         58,600   22,790       0.0%
      Sinarmas Land, Ltd.                    108,000   33,654       0.0%
      Singapore Post, Ltd.                    82,400   77,678       0.1%
      Singapore Press Holdings, Ltd.          62,500  123,768       0.1%
      Stamford Land Corp., Ltd.               21,000    7,932       0.0%
      StarHub, Ltd.                           36,400   70,253       0.1%
  *   Swiber Holdings, Ltd.                   17,249      258       0.0%
  *   Tat Hong Holdings, Ltd.                 35,000   11,936       0.0%
      Tuan Sing Holdings, Ltd.                44,628   13,576       0.0%
      UMS Holdings, Ltd.                      31,250   24,186       0.0%
      United Engineers, Ltd.                  34,000   65,867       0.0%
      United Industrial Corp., Ltd.           16,800   40,584       0.0%
      UOB-Kay Hian Holdings, Ltd.             32,422   32,223       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                      SHARES  VALUE++   OF NET ASSETS**
                                                      ------ ---------- ---------------
SINGAPORE -- (Continued)
    Venture Corp., Ltd.                               17,800 $  254,445       0.1%
    Wheelock Properties Singapore, Ltd.               20,000     29,350       0.0%
    Wing Tai Holdings, Ltd.                           37,970     66,848       0.0%
    Yeo Hiap Seng, Ltd.                                2,482      2,296       0.0%
*   Yongnam Holdings, Ltd.                            26,250      6,548       0.0%
                                                             ----------       ---
TOTAL SINGAPORE                                               2,824,210       1.2%
                                                             ----------       ---
SPAIN -- (2.1%)
    Acciona SA                                         3,381    279,961       0.1%
    Acerinox SA                                       14,829    213,047       0.1%
*   Adveo Group International SA                         770      2,464       0.0%
    Alantra Partners SA                                1,872     26,949       0.0%
    Almirall SA                                        5,893     57,037       0.0%
#*  Amper SA                                          83,878     18,757       0.0%
    Applus Services SA                                10,588    148,059       0.1%
    Atresmedia Corp. de Medios de Comunicacion SA      6,813     70,010       0.0%
    Azkoyen SA                                         2,184     20,392       0.0%
*   Baron de Ley                                         283     36,328       0.0%
    Bolsas y Mercados Espanoles SHMSF SA               5,922    203,415       0.1%
    Cellnex Telecom SA                                11,084    275,127       0.1%
    Cia de Distribucion Integral Logista Holdings SA   2,654     62,176       0.0%
    Cie Automotive SA                                  4,429    131,618       0.1%
    Construcciones y Auxiliar de Ferrocarriles SA      2,580    106,239       0.1%
    Distribuidora Internacional de Alimentacion SA    47,002    229,886       0.1%
#*  Duro Felguera SA                                   7,718      4,765       0.0%
    Ebro Foods SA                                      7,555    181,724       0.1%
*   eDreams ODIGEO SA                                  6,328     19,600       0.0%
    Elecnor SA                                         3,373     47,665       0.0%
    Enagas SA                                         15,946    459,304       0.2%
    Ence Energia y Celulosa SA                        21,492    124,673       0.1%
    Ercros SA                                         14,943     48,365       0.0%
    Euskaltel SA                                       7,388     59,163       0.0%
    Faes Farma SA                                     28,992     98,254       0.0%
    Fluidra SA                                         5,793     58,683       0.0%
*   Fomento de Construcciones y Contratas SA           4,055     42,999       0.0%
    Grupo Catalana Occidente SA                        3,836    161,471       0.1%
#*  Grupo Ezentis SA                                  25,306     16,746       0.0%
    Iberpapel Gestion SA                                 955     29,778       0.0%
*   Indra Sistemas SA                                 10,667    153,284       0.1%
*   Liberbank SA                                      54,406     25,154       0.0%
    Mediaset Espana Comunicacion SA                   15,385    167,219       0.1%
    Melia Hotels International SA                     10,745    146,980       0.1%
    Miquel y Costas & Miquel SA                        1,295     46,922       0.0%
    NH Hotel Group SA                                 29,324    185,400       0.1%
*   Obrascon Huarte Lain SA                           18,131    101,674       0.1%
*   Pharma Mar SA                                     15,603     59,600       0.0%
*   Promotora de Informaciones SA Class A              3,874     13,715       0.0%
    Prosegur Cia de Seguridad SA                      20,757    158,405       0.1%
*   Realia Business SA                                 6,280      8,040       0.0%
*   Sacyr SA                                          48,473    124,542       0.1%
    Saeta Yield SA                                     3,428     38,279       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                           SHARES  VALUE++   OF NET ASSETS**
                                           ------ ---------- ---------------
   SPAIN -- (Continued)
       Talgo SA                             8,642 $   42,373       0.0%
   #   Tecnicas Reunidas SA                 3,093     99,586       0.0%
   *   Tubacex SA                          15,597     55,420       0.0%
   *   Tubos Reunidos SA                    8,287      8,733       0.0%
       Vidrala SA                           1,515    136,984       0.1%
       Viscofan SA                          3,104    187,892       0.1%
   *   Vocento SA                          10,365     18,024       0.0%
       Zardoya Otis SA                     11,411    123,608       0.1%
                                                  ----------       ---
   TOTAL SPAIN                                     5,136,489       2.3%
                                                  ----------       ---
   SWEDEN -- (2.6%)
       AAK AB                               1,800    145,472       0.1%
       Acando AB                           10,746     36,461       0.0%
       AddLife AB                           1,561     30,788       0.0%
   #   AddNode Group AB                     1,396     11,333       0.0%
       AddTech AB Class B                   4,997    110,721       0.1%
       AF AB Class B                        5,364    110,508       0.1%
   #   Alimak Group AB                      1,351     24,205       0.0%
   #   Atrium Ljungberg AB Class B          3,302     54,774       0.0%
       Attendo AB                           4,950     58,207       0.0%
       Avanza Bank Holding AB               3,108    117,152       0.1%
       Beijer Alma AB                       1,700     54,831       0.0%
       Beijer Ref AB                        2,402     83,801       0.0%
       Bergman & Beving AB                  2,500     28,443       0.0%
   #   Betsson AB                          10,044     78,818       0.0%
       Bilia AB Class A                     8,260     74,012       0.0%
       BillerudKorsnas AB                   2,257     38,845       0.0%
       BioGaia AB Class B                   1,689     61,404       0.0%
       Bonava AB                              691      9,971       0.0%
       Bonava AB Class B                    6,490     94,513       0.1%
       Bufab AB                             1,417     16,920       0.0%
       Bulten AB                            1,365     19,362       0.0%
       Bure Equity AB                       6,581     81,341       0.0%
   #   Byggmax Group AB                     4,912     33,434       0.0%
       Catena AB                            1,487     26,459       0.0%
       Clas Ohlson AB Class B               4,505     77,886       0.0%
       Cloetta AB Class B                  22,873     77,345       0.0%
   *   Collector AB                         1,919     20,257       0.0%
       Com Hem Holding AB                   8,384    125,860       0.1%
       Concentric AB                        3,360     56,425       0.0%
       Coor Service Management Holding AB   1,790     14,114       0.0%
       Corem Property Group AB Class B      1,579      9,466       0.0%
       Dios Fastigheter AB                  8,560     56,241       0.0%
       Dometic Group AB                    17,382    151,128       0.1%
       Duni AB                              3,495     52,072       0.0%
       Dustin Group AB                      4,771     42,738       0.0%
       Eastnine AB                          1,559     14,151       0.0%
   #   Elanders AB Class B                  1,738     18,956       0.0%
   #*  Eltel AB                             2,122      6,035       0.0%
       Fabege AB                            9,193    194,113       0.1%
   #   Fagerhult AB                         5,097     64,721       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
  SWEDEN -- (Continued)
      FastPartner AB                             960 $ 15,583       0.0%
      Fenix Outdoor International AG             713   85,085       0.1%
      Granges AB                               7,480   77,511       0.0%
      Gunnebo AB                               3,000   12,364       0.0%
  *   Haldex AB                                3,360   37,336       0.0%
      Hemfosa Fastigheter AB                  12,421  150,910       0.1%
      HIQ International AB                     4,214   30,201       0.0%
  #   Hoist Finance AB                         2,266   23,817       0.0%
      Indutrade AB                             6,751  187,207       0.1%
      Inwido AB                                5,530   60,925       0.0%
      ITAB Shop Concept AB Class B             1,515   11,898       0.0%
      JM AB                                    4,990  131,666       0.1%
      KappAhl AB                               6,122   44,579       0.0%
  #   Karo Pharma AB                           9,952   47,206       0.0%
      Kindred Group P.L.C.                    17,281  220,685       0.1%
      Klovern AB Class B                      36,323   48,905       0.0%
      KNOW IT AB                               2,183   39,880       0.0%
      Kungsleden AB                           13,274   94,722       0.1%
      Lagercrantz Group AB Class B             7,500   79,801       0.0%
      Lifco AB Class B                         2,725   97,671       0.1%
      Lindab International AB                  6,541   53,913       0.0%
      Loomis AB Class B                        4,265  171,120       0.1%
  *   Medivir AB Class B                       1,986   15,893       0.0%
  #   Mekonomen AB                             1,956   39,492       0.0%
      Modern Times Group MTG AB Class B        4,244  161,895       0.1%
  *   Momentum Group AB Class B                2,500   30,753       0.0%
  #   Mycronic AB                              8,284   98,383       0.1%
  #   NCC AB Class B                           4,793  103,413       0.1%
  #   Nederman Holding AB                        343    9,934       0.0%
  #*  Net Insight AB Class B                  11,409    7,154       0.0%
      NetEnt AB                               11,712   92,819       0.1%
      New Wave Group AB Class B                5,046   33,452       0.0%
      Nobia AB                                 8,067   66,175       0.0%
      Nobina AB                                5,280   28,672       0.0%
      Nolato AB Class B                        2,054  113,880       0.1%
      Nordax Group AB                          1,122    6,653       0.0%
      NP3 Fastigheter AB                       2,119   12,775       0.0%
  #   Opus Group AB                           18,472   13,678       0.0%
      Oriflame Holding AG                      2,508   90,356       0.1%
      Pandox AB                                2,067   37,675       0.0%
      Peab AB                                 11,220  108,879       0.1%
      Platzer Fastigheter Holding AB Class B   3,933   23,487       0.0%
      Proact IT Group AB                         775   18,052       0.0%
  #*  Qliro Group AB                           9,126   19,944       0.0%
      Ratos AB Class B                        22,672  108,823       0.1%
  #*  RaySearch Laboratories AB                1,416   31,386       0.0%
  #   Recipharm AB Class B                     2,773   33,928       0.0%
      Sagax AB Class B                         4,140   50,277       0.0%
  *   SAS AB                                   7,999   24,746       0.0%
      Scandi Standard AB                       3,865   27,334       0.0%
      Scandic Hotels Group AB                  6,463   83,372       0.0%
      Sectra AB Class B                        1,190   23,305       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                           SHARES  VALUE++   OF NET ASSETS**
                                           ------ ---------- ---------------
    SWEDEN -- (Continued)
        SkiStar AB                          1,826 $   39,911       0.0%
    *   SSAB AB Class B                         1          4       0.0%
        Sweco AB Class B                    4,633     99,072       0.1%
        Swedol AB Class B                   2,582     10,641       0.0%
        Systemair AB                        1,332     20,145       0.0%
        Thule Group AB                      6,029    134,854       0.1%
        Troax Group AB                        671     22,678       0.0%
        VBG Group AB Class B                1,326     23,784       0.0%
        Victoria Park AB Class B           11,569     42,691       0.0%
        Vitrolife AB                        1,018     81,262       0.0%
        Wallenstam AB Class B              11,522    107,609       0.1%
        Wihlborgs Fastigheter AB            6,549    155,488       0.1%
                                                  ----------       ---
    TOTAL SWEDEN                                   6,360,992       2.8%
                                                  ----------       ---
    SWITZERLAND -- (4.1%)
        Allreal Holding AG                  1,129    188,700       0.1%
    *   Alpiq Holding AG                      246     15,783       0.0%
        ALSO Holding AG                       510     69,036       0.0%
        ams AG                              4,508    411,295       0.2%
        APG SGA SA                             86     34,839       0.0%
    *   Arbonia AG                          3,234     56,576       0.0%
    #   Aryzta AG                           4,675    148,432       0.1%
        Ascom Holding AG                    3,915     89,621       0.1%
        Autoneum Holding AG                   308     83,204       0.0%
        Bachem Holding AG Class B             343     43,327       0.0%
        Bank Cler AG                          580     24,593       0.0%
        Banque Cantonale de Geneve            170     27,398       0.0%
        Banque Cantonale Vaudoise             150    107,857       0.1%
        Belimo Holding AG                      36    154,464       0.1%
        Bell Food Group AG                    140     60,455       0.0%
        Bellevue Group AG                     711     16,529       0.0%
    #   Berner Kantonalbank AG                355     64,066       0.0%
        BFW Liegenschaften AG                 329     14,605       0.0%
        BKW AG                              1,235     72,188       0.0%
        Bobst Group SA                        800     85,516       0.1%
        Bossard Holding AG Class A            359     84,854       0.0%
        Bucher Industries AG                  507    198,375       0.1%
        Burckhardt Compression Holding AG     242     72,095       0.0%
        Burkhalter Holding AG                 185     22,161       0.0%
        Calida Holding AG                     281     10,422       0.0%
        Carlo Gavazzi Holding AG               62     20,708       0.0%
        Cembra Money Bank AG                2,144    192,069       0.1%
        Cham Paper Holding AG                  34     13,794       0.0%
        Cie Financiere Tradition SA            68      6,472       0.0%
        Coltene Holding AG                    250     24,812       0.0%
        Conzzeta AG                            92     90,373       0.1%
        Daetwyler Holding AG                  502     84,182       0.0%
        DKSH Holding AG                     1,814    152,179       0.1%
        dormakaba Holding AG                  194    192,016       0.1%
    *   Dottikon Es Holding AG                 12      9,264       0.0%
        EFG International AG                8,776     80,310       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                            SHARES VALUE++  OF NET ASSETS**
                                            ------ -------- ---------------
    SWITZERLAND -- (Continued)
        Emmi AG                                195 $121,740       0.1%
        Energiedienst Holding AG             1,000   25,912       0.0%
    #*  Evolva Holding SA                   41,705   14,632       0.0%
        Feintool International Holding AG       84    9,979       0.0%
        Flughafen Zurich AG                  1,215  264,233       0.1%
        Forbo Holding AG                       139  210,162       0.1%
        GAM Holding AG                      19,119  298,012       0.1%
        Georg Fischer AG                       369  454,634       0.2%
        Gurit Holding AG                        37   42,549       0.0%
        Helvetia Holding AG                    538  289,220       0.1%
        Hiag Immobilien Holding AG             646   74,809       0.0%
    #   HOCHDORF Holding AG                    130   36,121       0.0%
        Huber & Suhner AG                    1,285   69,581       0.0%
        Hypothekarbank Lenzburg AG               3   13,382       0.0%
        Implenia AG                          1,296   81,862       0.0%
        Inficon Holding AG                     149   92,545       0.1%
        Interroll Holding AG                    59   84,341       0.0%
        Intershop Holding AG                   122   59,917       0.0%
        Jungfraubahn Holding AG                263   33,497       0.0%
        Kardex AG                              792   94,303       0.1%
        Komax Holding AG                       318   91,028       0.1%
    #   Kudelski SA                          4,680   57,464       0.0%
        LEM Holding SA                          41   53,653       0.0%
        Liechtensteinische Landesbank AG       783   39,042       0.0%
        Logitech International SA           10,282  367,678       0.2%
        Luzerner Kantonalbank AG               219   98,636       0.1%
        MCH Group AG                           159   10,798       0.0%
        Metall Zug AG Class B                   19   72,988       0.0%
    #*  Meyer Burger Technology AG          34,979   65,219       0.0%
        Mobilezone Holding AG                2,585   32,260       0.0%
        Mobimo Holding AG                      654  165,258       0.1%
        OC Oerlikon Corp. AG                15,243  244,544       0.1%
    *   Orascom Development Holding AG         935   11,229       0.0%
        Orior AG                               618   48,333       0.0%
    #   Panalpina Welttransport Holding AG     762  104,717       0.1%
        Phoenix Mecano AG                       71   41,306       0.0%
        Plazza AG Class A                       84   19,510       0.0%
        PSP Swiss Property AG                3,405  299,702       0.1%
        Rieter Holding AG                      282   65,945       0.0%
        Romande Energie Holding SA              27   30,611       0.0%
    *   Schmolz + Bickenbach AG             47,389   43,708       0.0%
        Schweiter Technologies AG              101  123,906       0.1%
        SFS Group AG                         1,070  126,832       0.1%
        Siegfried Holding AG                   420  131,366       0.1%
        St Galler Kantonalbank AG              198   89,399       0.1%
        Sulzer AG                            1,065  136,434       0.1%
        Sunrise Communications Group AG      2,403  199,905       0.1%
        Swiss Prime Site AG                  1,907  162,838       0.1%
        Swissquote Group Holding SA            990   34,390       0.0%
        Tamedia AG                             249   34,542       0.0%
        Tecan Group AG                         861  182,108       0.1%
        Temenos Group AG                     3,300  381,056       0.2%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                         SHARES    VALUE++   OF NET ASSETS**
                                         ------- ----------- ---------------
   SWITZERLAND -- (Continued)
       Thurgauer Kantonalbank                118 $    11,644       0.0%
       u-blox Holding AG                     460      90,318       0.1%
       Valiant Holding AG                  1,787     183,955       0.1%
       Valora Holding AG                     265      84,926       0.0%
       VAT Group AG                        1,038     135,139       0.1%
       Vaudoise Assurances Holding SA        115      60,940       0.0%
       Vetropack Holding AG                   24      45,658       0.0%
   #*  Von Roll Holding AG                 1,435       2,146       0.0%
       Vontobel Holding AG                 1,933     120,289       0.1%
       VP Bank AG                            287      39,427       0.0%
       VZ Holding AG                         198      68,410       0.0%
       Walliser Kantonalbank                 399      37,629       0.0%
       Warteck Invest AG                      14      27,279       0.0%
       Ypsomed Holding AG                    227      39,521       0.0%
   #   Zehnder Group AG                      909      33,350       0.0%
   #   Zug Estates Holding AG Class B         26      45,764       0.0%
       Zuger Kantonalbank AG                  13      69,064       0.0%
                                                 -----------       ---
   TOTAL SWITZERLAND                              10,055,865       4.4%
                                                 -----------       ---
   UNITED KINGDOM -- (16.2%)
       4imprint Group P.L.C.               3,231      82,498       0.0%
       888 Holdings P.L.C.                11,036      36,739       0.0%
       A.G. Barr P.L.C.                    6,780      56,198       0.0%
       AA P.L.C.                          46,430     105,609       0.1%
       Acacia Mining P.L.C.               12,404      29,703       0.0%
       Acal P.L.C.                         3,330      14,021       0.0%
       Aggreko P.L.C.                     18,643     232,008       0.1%
   *   Aldermore Group P.L.C.             17,252      68,959       0.0%
       Anglo Pacific Group P.L.C.         21,303      38,105       0.0%
       Anglo-Eastern Plantations P.L.C.    1,293      14,165       0.0%
       Arrow Global Group P.L.C.          12,003      67,609       0.0%
       Ascential P.L.C.                   13,319      59,574       0.0%
       Ashmore Group P.L.C.               29,843     152,584       0.1%
       Auto Trader Group P.L.C.           35,143     159,806       0.1%
       AVEVA Group P.L.C.                  3,317     111,128       0.1%
       Avon Rubber P.L.C.                  3,999      51,984       0.0%
       B&M European Value Retail SA       39,895     210,509       0.1%
       Balfour Beatty P.L.C.             117,948     429,081       0.2%
       BBA Aviation P.L.C.                94,726     400,183       0.2%
       Beazley P.L.C.                     48,772     327,172       0.2%
       Bellway P.L.C.                     13,938     675,795       0.3%
       BGEO Group P.L.C.                   3,162     149,320       0.1%
       Bloomsbury Publishing P.L.C.        3,174       6,914       0.0%
       Bodycote P.L.C.                    18,200     226,369       0.1%
       Booker Group P.L.C.               106,110     283,491       0.1%
       Bovis Homes Group P.L.C.           22,990     359,153       0.2%
       Brewin Dolphin Holdings P.L.C.     47,836     224,560       0.1%
       Britvic P.L.C.                     17,591     176,816       0.1%
   *   BTG P.L.C.                         21,482     215,048       0.1%
   *   Cairn Energy P.L.C.                56,086     157,500       0.1%
       Cambian Group P.L.C.                9,466      24,389       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                              SHARES  VALUE++  OF NET ASSETS**
                                              ------- -------- ---------------
 UNITED KINGDOM -- (Continued)
     Capital & Counties Properties P.L.C.      51,254 $181,248       0.1%
 *   Carclo P.L.C.                              5,442    9,595       0.0%
     Card Factory P.L.C.                       13,176   54,951       0.0%
 #   Carillion P.L.C.                          70,562   42,611       0.0%
     Carr's Group P.L.C.                        4,336    8,291       0.0%
     Castings P.L.C.                            4,744   29,280       0.0%
     Centamin P.L.C.                           92,292  170,810       0.1%
     Charles Taylor P.L.C.                      2,461    8,996       0.0%
     Chemring Group P.L.C.                     26,505   60,718       0.0%
     Chesnara P.L.C.                           11,741   60,029       0.0%
     Cineworld Group P.L.C.                    17,346  153,042       0.1%
 *   Circassia Pharmaceuticals P.L.C.          12,752   14,142       0.0%
 #   Clarkson P.L.C.                            2,050   79,914       0.0%
     Close Brothers Group P.L.C.               26,209  483,378       0.2%
     CLS Holdings P.L.C.                       15,670   46,034       0.0%
 *   Cobham P.L.C.                            191,030  352,571       0.2%
     Communisis P.L.C.                          4,956    3,555       0.0%
     Computacenter P.L.C.                       6,264   82,762       0.0%
     Connect Group P.L.C.                      19,192   28,104       0.0%
     Consort Medical P.L.C.                     6,140   90,491       0.0%
     Costain Group P.L.C.                       6,313   36,200       0.0%
 *   Countrywide P.L.C.                         6,154   10,195       0.0%
     Cranswick P.L.C.                           8,613  352,326       0.2%
     Crest Nicholson Holdings P.L.C.           19,442  146,298       0.1%
 *   CYBG P.L.C.                                5,869   24,547       0.0%
     Daejan Holdings P.L.C.                     1,099   90,456       0.0%
     Daily Mail & General Trust P.L.C.         50,166  462,022       0.2%
 #   Dairy Crest Group P.L.C.                  23,544  189,817       0.1%
     De La Rue P.L.C.                           9,274   86,179       0.0%
     Debenhams P.L.C.                         107,504   62,460       0.0%
     Dechra Pharmaceuticals P.L.C.              1,405   38,368       0.0%
     Devro P.L.C.                              26,046   84,179       0.0%
 *   Dialight P.L.C.                            1,573   13,376       0.0%
     Dignity P.L.C.                             4,062  130,768       0.1%
     Diploma P.L.C.                            18,131  259,668       0.1%
     Dixons Carphone P.L.C.                     9,519   21,925       0.0%
     Domino's Pizza Group P.L.C.               31,038  138,372       0.1%
     Drax Group P.L.C.                         41,675  153,753       0.1%
     DS Smith P.L.C.                           51,978  359,477       0.2%
     Dunelm Group P.L.C.                        4,588   44,612       0.0%
 *   EI Group P.L.C.                           52,669   94,072       0.1%
     Electrocomponents P.L.C.                  78,060  719,949       0.3%
     Elementis P.L.C.                          82,290  310,750       0.1%
 *   EnQuest P.L.C.                            97,519   33,379       0.0%
     Entertainment One, Ltd.                    3,646   13,677       0.0%
     Equiniti Group P.L.C.                     10,237   41,169       0.0%
     Essentra P.L.C.                           22,437  158,627       0.1%
     esure Group P.L.C.                        19,941   71,138       0.0%
     Euromoney Institutional Investor P.L.C.    6,853  105,121       0.1%
     Evraz P.L.C.                              23,503   90,080       0.0%
     FDM Group Holdings P.L.C.                  3,605   46,744       0.0%
     Fenner P.L.C.                             33,920  155,360       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                             SHARES  VALUE++  OF NET ASSETS**
                                             ------- -------- ---------------
  UNITED KINGDOM -- (Continued)
      Ferrexpo P.L.C.                         18,404 $ 62,126       0.0%
      Fidessa Group P.L.C.                     5,218  157,777       0.1%
  *   Findel P.L.C.                            2,049    4,640       0.0%
  *   Firstgroup P.L.C.                      139,831  204,273       0.1%
  *   Flybe Group P.L.C.                       9,733    4,525       0.0%
      Foxtons Group P.L.C.                    12,557   13,192       0.0%
      Fuller Smith & Turner P.L.C. Class A     3,070   39,193       0.0%
  *   Future P.L.C.                              897    4,121       0.0%
      Galliford Try P.L.C.                     6,258  101,413       0.1%
      Games Workshop Group P.L.C.              3,866  116,509       0.1%
  *   Gem Diamonds, Ltd.                       5,200    5,524       0.0%
      Genus P.L.C.                            10,168  317,546       0.1%
      Go-Ahead Group P.L.C.                    7,103  166,982       0.1%
      Gocompare.Com Group P.L.C.              37,856   51,185       0.0%
      Grafton Group P.L.C.                    15,253  166,647       0.1%
      Grainger P.L.C.                         38,356  141,852       0.1%
      Greencore Group P.L.C.                 121,706  311,606       0.1%
      Greene King P.L.C.                      25,834  185,631       0.1%
      Greggs P.L.C.                            6,546  110,755       0.1%
      GVC Holdings P.L.C.                     19,023  236,865       0.1%
      Halfords Group P.L.C.                   20,896   91,707       0.0%
      Halma P.L.C.                            34,384  539,515       0.2%
      Hays P.L.C.                            241,578  598,010       0.3%
      Headlam Group P.L.C.                    10,378   81,334       0.0%
      Helical P.L.C.                          12,533   51,230       0.0%
      Henry Boot P.L.C.                        6,295   26,846       0.0%
      Hill & Smith Holdings P.L.C.            12,829  225,378       0.1%
      Hilton Food Group P.L.C.                 5,673   67,291       0.0%
      Hiscox, Ltd.                            25,898  491,105       0.2%
      Hochschild Mining P.L.C.                22,160   64,874       0.0%
      HomeServe P.L.C.                        25,903  294,527       0.1%
      Howden Joinery Group P.L.C.            108,138  588,912       0.3%
  *   Hunting P.L.C.                          22,558  157,049       0.1%
      Huntsworth P.L.C.                       34,607   36,757       0.0%
      Ibstock P.L.C.                           7,178   23,653       0.0%
      IG Group Holdings P.L.C.                21,847  189,572       0.1%
  *   Imagination Technologies Group P.L.C.   16,416   39,366       0.0%
      IMI P.L.C.                              13,412  217,617       0.1%
      Inchcape P.L.C.                         37,680  391,113       0.2%
  *   Indivior P.L.C.                         46,178  227,874       0.1%
      Inmarsat P.L.C.                         28,640  236,237       0.1%
      Intermediate Capital Group P.L.C.       15,943  205,863       0.1%
      International Personal Finance P.L.C.   19,163   51,360       0.0%
      Interserve P.L.C.                       22,564   21,861       0.0%
  *   IP Group P.L.C.                         38,998   76,603       0.0%
      ITE Group P.L.C.                        43,356  102,358       0.1%
      IWG P.L.C.                              40,642  116,280       0.1%
      J D Wetherspoon P.L.C.                  12,668  209,428       0.1%
  #*  Jackpotjoy P.L.C.                        6,049   65,570       0.0%
      James Fisher & Sons P.L.C.               7,776  160,381       0.1%
      Jardine Lloyd Thompson Group P.L.C.     23,553  407,659       0.2%
      JD Sports Fashion P.L.C.                31,776  150,901       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                             SHARES  VALUE++  OF NET ASSETS**
                                             ------- -------- ---------------
   UNITED KINGDOM -- (Continued)
   *   Jimmy Choo P.L.C.                       4,140 $ 12,647       0.0%
       John Laing Group P.L.C.                 1,590    6,028       0.0%
       John Menzies P.L.C.                    12,496  116,121       0.1%
       John Wood Group P.L.C.                 71,839  679,298       0.3%
       Jupiter Fund Management P.L.C.         28,851  227,648       0.1%
       Just Group P.L.C.                      20,005   40,948       0.0%
   *   KAZ Minerals P.L.C.                    24,781  267,572       0.1%
       KCOM Group P.L.C.                      82,289  117,455       0.1%
       Keller Group P.L.C.                    10,322  128,408       0.1%
       Kier Group P.L.C.                      17,289  238,665       0.1%
       Ladbrokes Coral Group P.L.C.           65,974  111,628       0.1%
       Laird P.L.C.                           58,804  127,339       0.1%
   *   Lamprell P.L.C.                        23,029   22,632       0.0%
       Lancashire Holdings, Ltd.              19,067  190,250       0.1%
   *   Lonmin P.L.C.                          19,216   25,649       0.0%
       Lookers P.L.C.                         32,633   45,463       0.0%
       Low & Bonar P.L.C.                     24,496   22,441       0.0%
       LSL Property Services P.L.C.            4,553   14,134       0.0%
       Macfarlane Group P.L.C.                 6,000    5,718       0.0%
       Man Group P.L.C.                      121,260  311,829       0.1%
       Management Consulting Group P.L.C.     25,424    2,141       0.0%
       Marshalls P.L.C.                       15,859  100,448       0.1%
       Marston's P.L.C.                       65,670   92,976       0.1%
       McBride P.L.C                         652,500      867       0.0%
       McBride P.L.C.                         22,500   64,242       0.0%
       McColl's Retail Group P.L.C.              626    2,376       0.0%
       Mears Group P.L.C.                     15,610   93,958       0.1%
       Meggitt P.L.C.                         50,175  345,406       0.2%
       Melrose Industries P.L.C.             126,503  369,498       0.2%
       Millennium & Copthorne Hotels P.L.C.   18,286  146,924       0.1%
       Mitchells & Butlers P.L.C.             21,406   72,625       0.0%
       Mitie Group P.L.C.                     51,892  163,289       0.1%
       Moneysupermarket.com Group P.L.C.      28,409  122,573       0.1%
       Morgan Advanced Materials P.L.C.       49,788  207,643       0.1%
       Morgan Sindall Group P.L.C.             5,475  105,075       0.1%
   *   Mothercare P.L.C.                      13,728   17,691       0.0%
       N Brown Group P.L.C.                   13,947   55,808       0.0%
       National Express Group P.L.C.          64,577  315,239       0.1%
       NCC Group P.L.C.                       13,259   40,492       0.0%
   *   New World Resources P.L.C. Class A      1,390        1       0.0%
       NEX Group P.L.C.                       19,596  164,914       0.1%
       Northgate P.L.C.                       15,578   92,642       0.0%
   *   Nostrum Oil & Gas P.L.C.                1,582    7,905       0.0%
   *   Ocado Group P.L.C.                     17,401   66,482       0.0%
       OneSavings Bank P.L.C.                 11,462   61,692       0.0%
   *   Ophir Energy P.L.C.                    80,346   69,620       0.0%
       Oxford Instruments P.L.C.               6,049   76,330       0.0%
       Pagegroup P.L.C.                       29,225  181,534       0.1%
       Paragon Banking Group P.L.C.           17,764  112,108       0.1%
       PayPoint P.L.C.                         3,824   46,639       0.0%
   *   Paysafe Group P.L.C.                   36,482  283,967       0.1%
       Pendragon P.L.C.                      128,518   43,074       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                            SHARES  VALUE++  OF NET ASSETS**
                                            ------- -------- ---------------
    UNITED KINGDOM -- (Continued)
        Pennon Group P.L.C.                  28,152 $296,907       0.1%
    *   Petra Diamonds, Ltd.                 85,892   87,810       0.0%
        Petrofac, Ltd.                        9,400   52,368       0.0%
    *   Petropavlovsk P.L.C.                187,340   19,938       0.0%
        Pets at Home Group P.L.C.            29,000   67,845       0.0%
        Phoenix Group Holdings               24,762  248,893       0.1%
        Photo-Me International P.L.C.        39,573   94,193       0.1%
        Playtech P.L.C.                      15,534  202,978       0.1%
        Polypipe Group P.L.C.                12,946   70,981       0.0%
        Porvair P.L.C.                        3,669   22,886       0.0%
    *   Premier Foods P.L.C.                101,428   52,819       0.0%
    #*  Premier Oil P.L.C.                   47,354   42,822       0.0%
    *   PureTech Health P.L.C.                6,937   11,609       0.0%
        PZ Cussons P.L.C.                    19,655   86,266       0.0%
        QinetiQ Group P.L.C.                 35,800  116,047       0.1%
        Rank Group P.L.C.                    17,299   54,683       0.0%
        Rathbone Brothers P.L.C.              6,616  225,105       0.1%
    *   Raven Russia, Ltd.                   13,465    8,823       0.0%
        Redrow P.L.C.                        37,348  322,967       0.2%
        Renewi P.L.C.                       120,266  165,765       0.1%
        Renishaw P.L.C.                       6,328  416,304       0.2%
    *   Renold P.L.C.                        15,469    8,994       0.0%
        Rentokil Initial P.L.C.              35,019  156,162       0.1%
        Restaurant Group P.L.C. (The)        21,002   84,712       0.0%
        Ricardo P.L.C.                        8,508   92,412       0.0%
        Rightmove P.L.C.                      7,687  424,080       0.2%
        RM P.L.C.                             5,224   11,273       0.0%
        Robert Walters P.L.C.                 3,752   30,960       0.0%
        Rotork P.L.C.                        85,396  297,994       0.1%
        RPC Group P.L.C.                     42,898  536,847       0.2%
        RPS Group P.L.C.                     23,564   92,066       0.0%
        Saga P.L.C.                          43,271  109,818       0.1%
        Savills P.L.C.                       11,250  139,366       0.1%
        SDL P.L.C.                           10,081   72,039       0.0%
        Senior P.L.C.                        73,313  280,784       0.1%
    *   Serco Group P.L.C.                  105,382  163,221       0.1%
        Servelec Group P.L.C.                 2,242    7,884       0.0%
        Severfield P.L.C.                     6,026    5,221       0.0%
        SIG P.L.C.                           91,484  209,530       0.1%
        Soco International P.L.C.            14,452   22,364       0.0%
        Softcat P.L.C.                        5,929   42,262       0.0%
        Spectris P.L.C.                      20,883  709,990       0.3%
        Speedy Hire P.L.C.                   25,705   18,876       0.0%
        Spirax-Sarco Engineering P.L.C.       4,752  356,598       0.2%
        Spire Healthcare Group P.L.C.         6,694   26,412       0.0%
        Spirent Communications P.L.C.        96,646  126,788       0.1%
    *   Sportech P.L.C.                      13,686   19,080       0.0%
    *   Sports Direct International P.L.C.   12,545   65,888       0.0%
        SSP Group P.L.C.                     20,941  162,629       0.1%
        St. Ives P.L.C.                       3,000    2,929       0.0%
        St. Modwen Properties P.L.C.         30,250  152,880       0.1%
        Stagecoach Group P.L.C.              22,281   49,354       0.0%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                         SHARES    VALUE++    OF NET ASSETS**
                                         ------- ------------ ---------------
  UNITED KINGDOM -- (Continued)
      Sthree P.L.C.                        8,744 $     41,231       0.0%
      Stobart Group, Ltd.                 20,228       75,925       0.0%
      Stock Spirits Group P.L.C.           8,910       29,812       0.0%
      SuperGroup P.L.C.                    4,263      104,968       0.1%
      Synthomer P.L.C.                    47,358      307,952       0.1%
      T Clarke P.L.C.                      3,989        4,105       0.0%
      TalkTalk Telecom Group P.L.C.       32,034       90,842       0.0%
      Tarsus Group P.L.C.                  4,955       20,236       0.0%
      Tate & Lyle P.L.C.                  68,864      591,561       0.3%
      Ted Baker P.L.C.                     4,590      168,909       0.1%
      Telecom Plus P.L.C.                 10,372      168,044       0.1%
      Thomas Cook Group P.L.C.           133,576      212,527       0.1%
      Topps Tiles P.L.C.                  10,400        9,636       0.0%
      TP ICAP P.L.C.                      47,628      344,361       0.2%
      Travis Perkins P.L.C.               18,894      381,412       0.2%
      Trifast P.L.C.                      12,345       36,089       0.0%
      Trinity Mirror P.L.C.               33,660       37,761       0.0%
      TT Electronics P.L.C.               10,027       29,732       0.0%
  *   Tullow Oil P.L.C.                  242,733      587,329       0.3%
      U & I Group P.L.C.                  12,900       31,641       0.0%
      UBM P.L.C.                          26,254      245,269       0.1%
      UDG Healthcare P.L.C.               27,801      341,357       0.2%
      Ultra Electronics Holdings P.L.C.   12,890      312,128       0.1%
  *   Vectura Group P.L.C.                48,154       63,938       0.0%
      Vedanta Resources P.L.C.             2,017       23,786       0.0%
      Vesuvius P.L.C.                     23,643      184,452       0.1%
      Victrex P.L.C.                      14,959      476,308       0.2%
      Virgin Money Holdings UK P.L.C.     17,740       68,720       0.0%
      Vitec Group P.L.C. (The)             2,000       29,920       0.0%
  *   Volex P.L.C.                         1,534        1,467       0.0%
      Volution Group P.L.C.                3,055        8,569       0.0%
      Vp P.L.C.                              404        4,293       0.0%
      Weir Group P.L.C. (The)             11,222      290,927       0.1%
      WH Smith P.L.C.                     11,149      303,116       0.1%
      William Hill P.L.C.                 62,704      215,170       0.1%
      Wilmington P.L.C.                    6,879       21,664       0.0%
      Wincanton P.L.C.                    11,886       39,472       0.0%
  *   Wizz Air Holdings P.L.C.               622       27,057       0.0%
      Xaar P.L.C.                         10,372       67,557       0.0%
      XP Power, Ltd.                       1,056       49,076       0.0%
      ZPG P.L.C.                          15,077       70,089       0.0%
                                                 ------------      ----
  TOTAL UNITED KINGDOM                             39,767,051      17.5%
                                                 ------------      ----
  TOTAL COMMON STOCKS                             224,788,046      99.0%
                                                 ------------      ----
  PREFERRED STOCKS -- (0.3%)
  GERMANY -- (0.3%)
      Biotest AG                           1,565       41,332       0.0%
      Draegerwerk AG & Co. KGaA              931      106,989       0.0%
      Fuchs Petrolub SE                    2,803      157,844       0.1%
      Jungheinrich AG                      3,600      163,951       0.1%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                                       SHARES     VALUE++    OF NET ASSETS**
                                                      --------- ------------ ---------------
GERMANY -- (Continued)
     Sartorius AG                                         1,404 $    131,100        0.1%
     Sixt SE                                              1,265       82,066        0.0%
     STO SE & Co. KGaA                                      272       41,013        0.0%
     Villeroy & Boch AG                                     627       14,663        0.0%
                                                                ------------      -----
TOTAL GERMANY                                                        738,958        0.3%
                                                                ------------      -----
TOTAL PREFERRED STOCKS                                               738,958        0.3%
                                                                ------------      -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*    BWX , Ltd. Rights 11/07/17                             781           --        0.0%
*    Centuria Capital , Ltd. Rights 10/20/17              4,691           --        0.0%
*    Nufarm, Ltd. Rights 11/15/17                         3,449        4,488        0.0%
*    Westgold Resources, Ltd. Rights 06/30/19                 1           --        0.0%
                                                                ------------      -----
TOTAL AUSTRALIA                                                        4,488        0.0%
                                                                ------------      -----
AUSTRIA -- (0.0%)
*    Intercell AG Rights 05/16/13                         2,073           --        0.0%
                                                                ------------      -----
CANADA -- (0.0%)
*    QLT, Inc. Warrants 11/23/17                          5,800           --        0.0%
*    QLT, Inc. Warrants 11/23/17 Class A                  5,800           --        0.0%
                                                                ------------      -----
TOTAL CANADA                                                              --        0.0%
                                                                ------------      -----
FRANCE -- (0.0%)
*    Maurel et prom Rights 12/31/00                      13,101           --        0.0%
                                                                ------------      -----
ISRAEL -- (0.0%)
*    AIirport City, Ltd. Rights 10/30/17                      1            3        0.0%
                                                                ------------      -----
SPAIN -- (0.0%)
*    Grupo Ezentis SA Rights 10/19/17                     6,000           27        0.0%
*    Liberbank SA Rights 11/10/17                        54,406       19,583        0.0%
*    Papeles y Cartones de Europa SA Rights 11/16/17      6,195        2,540        0.0%
                                                                ------------      -----
TOTAL SPAIN                                                           22,150        0.0%
                                                                ------------      -----
SWITZERLAND -- (0.0%)
*    Evolva Holding, Ltd. Rights 11/08/17                41,705        2,508        0.0%
                                                                ------------      -----
TOTAL RIGHTS/WARRANTS                                                 29,149        0.0%
                                                                ------------      -----
TOTAL INVESTMENT SECURITIES                                      225,556,153
                                                                ------------

                                                                  VALUE+
                                                                ------------
SECURITIES LENDING COLLATERAL -- (8.0%)
(S)@ DFA Short Term Investment Fund                   1,701,682   19,690,162        8.7%
                                                                ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $208,370,070)               $245,246,315      108.0%
                                                                ============      =====

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                   $    28,599 $ 14,502,136   --    $ 14,530,735
     Austria                              --    3,270,481   --       3,270,481
     Belgium                          49,189    3,844,854   --       3,894,043
     Canada                       19,572,015        5,557   --      19,577,572
     China                                --       22,912   --          22,912
     Denmark                         145,565    4,188,517   --       4,334,082
     Finland                              --    5,462,070   --       5,462,070
     France                               --   12,155,377   --      12,155,377
     Germany                              --   13,170,758   --      13,170,758
     Hong Kong                         1,522    6,435,053   --       6,436,575
     Ireland                              --    1,140,481   --       1,140,481
     Israel                           58,104    2,124,892   --       2,182,996
     Italy                                --    9,621,911   --       9,621,911
     Japan                                --   54,189,857   --      54,189,857
     Netherlands                          --    5,933,665   --       5,933,665
     New Zealand                          --    1,753,566   --       1,753,566
     Norway                               --    1,954,675   --       1,954,675
     Peru                                  1           --   --               1
     Portugal                             --    1,011,682   --       1,011,682
     Singapore                            --    2,824,210   --       2,824,210
     Spain                                --    5,136,489   --       5,136,489
     Sweden                               --    6,360,992   --       6,360,992
     Switzerland                          --   10,055,865   --      10,055,865
     United Kingdom                       --   39,767,051   --      39,767,051
  Preferred Stocks
     Germany                              --      738,958   --         738,958
  Rights/Warrants
     Australia                            --        4,488   --           4,488
     Israel                               --            3   --               3
     Spain                                --       22,150   --          22,150
     Switzerland                          --        2,508   --           2,508
  Securities Lending Collateral           --   19,690,162   --      19,690,162
                                 ----------- ------------   --    ------------
  TOTAL                          $19,854,995 $225,391,320   --    $245,246,315
                                 =========== ============   ==    ============

                        U.S. LARGE CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                      PERCENTAGE
                                                SHARES    VALUE+    OF NET ASSETS**
                                                ------- ----------- ---------------
COMMON STOCKS -- (94.0%)
Consumer Discretionary -- (17.8%)
*   Amazon.com, Inc.                             59,408 $65,662,474       4.0%
    Aramark                                      68,524   2,993,814       0.2%
*   Bright Horizons Family Solutions, Inc.        1,338     115,469       0.0%
*   Burlington Stores, Inc.                       9,770     917,305       0.1%
#*  CarMax, Inc.                                 30,192   2,267,419       0.1%
    Carter's, Inc.                               15,796   1,527,947       0.1%
    CBS Corp. Class B                            76,728   4,305,975       0.3%
    CBS Corp. Class A                               700      39,781       0.0%
    Darden Restaurants, Inc.                     49,578   4,078,782       0.2%
    Delphi Automotive P.L.C.                     45,722   4,543,852       0.3%
*   DISH Network Corp. Class A                   36,846   1,788,505       0.1%
    Dollar General Corp.                         40,468   3,271,433       0.2%
#   Dunkin' Brands Group, Inc.                    2,071     122,334       0.0%
#   Gap, Inc. (The)                              81,988   2,130,868       0.1%
    Genuine Parts Co.                            33,330   2,940,706       0.2%
#   Hanesbrands, Inc.                           167,686   3,772,935       0.2%
#   Harley-Davidson, Inc.                        88,754   4,201,614       0.3%
    Hasbro, Inc.                                 53,117   4,918,103       0.3%
    Hilton Worldwide Holdings, Inc.              46,233   3,341,721       0.2%
    Home Depot, Inc. (The)                      256,987  42,603,305       2.6%
    Interpublic Group of Cos., Inc. (The)       169,089   3,254,963       0.2%
    Las Vegas Sands Corp.                        62,027   3,931,271       0.2%
    Leggett & Platt, Inc.                        46,052   2,176,418       0.1%
*   Live Nation Entertainment, Inc.              75,080   3,287,002       0.2%
    Lowe's Cos., Inc.                           173,941  13,906,583       0.8%
#*  Lululemon Athletica, Inc.                    15,957     981,515       0.1%
    Marriott International, Inc. Class A         16,498   1,971,181       0.1%
    McDonald's Corp.                             15,927   2,658,376       0.2%
#*  Michael Kors Holdings, Ltd.                  40,449   1,974,316       0.1%
    NIKE, Inc. Class B                          254,985  14,021,625       0.8%
#   Nordstrom, Inc.                              61,859   2,452,709       0.1%
*   NVR, Inc.                                     1,441   4,728,454       0.3%
#*  O'Reilly Automotive, Inc.                    17,670   3,727,487       0.2%
#   Omnicom Group, Inc.                         107,144   7,199,005       0.4%
#   Polaris Industries, Inc.                     25,316   2,998,174       0.2%
    Pool Corp.                                   16,700   2,017,026       0.1%
    Ross Stores, Inc.                            63,156   4,009,775       0.2%
    Scripps Networks Interactive, Inc. Class A   34,195   2,847,760       0.2%
    Service Corp. International                  77,715   2,755,774       0.2%
*   ServiceMaster Global Holdings, Inc.          58,850   2,772,424       0.2%
#   Six Flags Entertainment Corp.                 1,644     103,227       0.0%
    Starbucks Corp.                             295,135  16,185,203       1.0%
    Tapestry, Inc.                               87,359   3,386,909       0.2%
#*  Tempur Sealy International, Inc.             14,766     965,254       0.1%
    Thor Industries, Inc.                         6,848     932,835       0.1%
    TJX Cos., Inc. (The)                        123,874   8,646,405       0.5%
#   Tractor Supply Co.                           31,297   1,885,957       0.1%
*   Ulta Salon Cosmetics & Fragrance, Inc.       13,865   2,797,818       0.2%
    Vail Resorts, Inc.                           15,055   3,447,896       0.2%
    VF Corp.                                     41,711   2,905,171       0.2%
    Walt Disney Co. (The)                       168,155  16,447,241       1.0%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS**
                                           ------- ------------ ---------------
Consumer Discretionary -- (Continued)
#   Williams-Sonoma, Inc.                   20,148 $  1,039,637       0.1%
    Wyndham Worldwide Corp.                 47,661    5,092,578       0.3%
#   Wynn Resorts, Ltd.                      43,166    6,366,553       0.4%
    Yum! Brands, Inc.                       12,200      908,290       0.1%
                                                   ------------      ----
Total Consumer Discretionary                        310,327,154      18.9%
                                                   ------------      ----
Consumer Staples -- (10.2%)
    Altria Group, Inc.                     400,943   25,748,559       1.6%
#*  Blue Buffalo Pet Products, Inc.         51,450    1,488,449       0.1%
    Brown-Forman Corp. Class A              15,971      915,617       0.1%
#   Brown-Forman Corp. Class B              81,218    4,631,050       0.3%
#   Campbell Soup Co.                      133,322    6,315,463       0.4%
#   Casey's General Stores, Inc.            15,128    1,733,215       0.1%
    Church & Dwight Co., Inc.               76,735    3,466,120       0.2%
    Clorox Co. (The)                        57,182    7,235,238       0.4%
    Coca-Cola Co. (The)                    367,291   16,888,040       1.0%
    Constellation Brands, Inc. Class A      18,546    4,063,243       0.2%
    Costco Wholesale Corp.                  88,104   14,191,792       0.9%
    Dr Pepper Snapple Group, Inc.          118,620   10,160,989       0.6%
    Estee Lauder Cos., Inc. (The) Class A   20,027    2,239,219       0.1%
#   General Mills, Inc.                    104,412    5,421,071       0.3%
#*  Herbalife, Ltd.                         34,044    2,472,275       0.2%
    Hershey Co. (The)                       20,120    2,136,342       0.1%
    Ingredion, Inc.                         16,397    2,055,364       0.1%
#   Kellogg Co.                             39,184    2,450,176       0.2%
    Kimberly-Clark Corp.                    67,976    7,647,980       0.5%
    McCormick & Co., Inc.                      600       59,868       0.0%
#   McCormick & Co., Inc. Non-Voting        44,635    4,442,522       0.3%
*   Monster Beverage Corp.                  23,100    1,338,183       0.1%
#   National Beverage Corp.                  2,688      263,155       0.0%
    PepsiCo, Inc.                          303,504   33,455,246       2.0%
#*  Pilgrim's Pride Corp.                   60,125    1,910,773       0.1%
    Procter & Gamble Co. (The)             115,113    9,938,856       0.6%
    Sysco Corp.                             85,569    4,759,348       0.3%
                                                   ------------      ----
Total Consumer Staples                              177,428,153      10.8%
                                                   ------------      ----
Energy -- (0.1%)
    Cimarex Energy Co.                       6,395      747,767       0.0%
#   Core Laboratories NV                    10,938    1,092,706       0.1%
                                                   ------------      ----
Total Energy                                          1,840,473       0.1%
                                                   ------------      ----
Financials -- (2.3%)
    American Express Co.                     1,766      168,688       0.0%
    Aon P.L.C.                              32,875    4,715,261       0.3%
#*  Credit Acceptance Corp.                  3,718    1,066,062       0.1%
    Eaton Vance Corp.                       35,202    1,776,645       0.1%
    Erie Indemnity Co. Class A              10,053    1,214,402       0.1%
#   FactSet Research Systems, Inc.          14,855    2,820,519       0.2%
    Lazard, Ltd. Class A                    40,060    1,904,452       0.1%
    LPL Financial Holdings, Inc.             9,714      481,912       0.0%
    MarketAxess Holdings, Inc.               8,581    1,493,094       0.1%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                    SHARES     VALUE+    OF NET ASSETS**
                                                    ------- ------------ ---------------
Financials -- (Continued)
    Marsh & McLennan Cos., Inc.                      96,020 $  7,770,899       0.5%
    MSCI, Inc.                                       40,997    4,811,408       0.3%
    S&P Global, Inc.                                 48,433    7,578,312       0.4%
    SEI Investments Co.                              23,421    1,510,889       0.1%
#   T Rowe Price Group, Inc.                         27,749    2,577,882       0.1%
                                                            ------------      ----
Total Financials                                              39,890,425       2.4%
                                                            ------------      ----
Health Care -- (14.7%)
    AbbVie, Inc.                                    336,623   30,380,226       1.9%
#   AmerisourceBergen Corp.                         128,208    9,865,606       0.6%
    Amgen, Inc.                                      78,509   13,756,347       0.8%
*   Biogen, Inc.                                     40,546   12,636,566       0.8%
*   Bioverativ, Inc.                                 18,946    1,070,449       0.1%
    Bristol-Myers Squibb Co.                        219,931   13,560,945       0.8%
*   Catalent, Inc.                                   15,261      649,966       0.0%
*   Celgene Corp.                                   103,477   10,448,073       0.6%
*   Cerner Corp.                                     59,607    4,024,665       0.2%
*   Charles River Laboratories International, Inc.      900      104,661       0.0%
    CR Bard, Inc.                                    12,842    4,200,233       0.3%
*   Edwards Lifesciences Corp.                       28,865    2,950,869       0.2%
    Eli Lilly & Co.                                 109,134    8,942,440       0.5%
*   Exelixis, Inc.                                   11,805      292,646       0.0%
    Gilead Sciences, Inc.                           364,242   27,303,580       1.7%
    HealthSouth Corp.                                22,702    1,047,470       0.1%
*   Henry Schein, Inc.                               33,662    2,645,833       0.2%
    Hill-Rom Holdings, Inc.                           2,700      217,917       0.0%
#*  Hologic, Inc.                                    83,938    3,177,053       0.2%
*   IDEXX Laboratories, Inc.                         30,716    5,104,078       0.3%
*   Illumina, Inc.                                    5,040    1,034,158       0.1%
#*  Jazz Pharmaceuticals P.L.C.                       9,660    1,367,180       0.1%
    Johnson & Johnson                               388,822   54,205,675       3.3%
    Merck & Co., Inc.                                41,002    2,258,800       0.1%
*   Mettler-Toledo International, Inc.               11,085    7,566,953       0.5%
*   PRA Health Sciences, Inc.                           570       46,415       0.0%
*   Regeneron Pharmaceuticals, Inc.                   3,351    1,349,180       0.1%
#   ResMed, Inc.                                     18,282    1,538,979       0.1%
    UnitedHealth Group, Inc.                        134,866   28,351,530       1.7%
#*  Varian Medical Systems, Inc.                     15,137    1,577,124       0.1%
*   Waters Corp.                                      1,814      355,635       0.0%
    Zoetis, Inc.                                     87,453    5,581,250       0.3%
                                                            ------------      ----
Total Health Care                                            257,612,502      15.7%
                                                            ------------      ----
Industrials -- (18.2%)
    3M Co.                                          126,414   29,099,239       1.8%
#   Acuity Brands, Inc.                               5,667      947,522       0.1%
    Allegion P.L.C.                                  34,897    2,910,061       0.2%
    Allison Transmission Holdings, Inc.              75,770    3,219,467       0.2%
#   American Airlines Group, Inc.                   119,676    5,603,230       0.3%
    AO Smith Corp.                                   35,388    2,094,970       0.1%
    Boeing Co. (The)                                120,718   31,142,830       1.9%
    BWX Technologies, Inc.                           25,619    1,535,090       0.1%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE+    OF NET ASSETS**
                                                  ------- ----------- ---------------
Industrials -- (Continued)
    Caterpillar, Inc.                              73,492 $ 9,980,214       0.6%
#   CH Robinson Worldwide, Inc.                    74,267   5,832,188       0.4%
#   Cintas Corp.                                   44,334   6,607,539       0.4%
*   Copart, Inc.                                   79,903   2,899,680       0.2%
    Deere & Co.                                    49,546   6,583,672       0.4%
#   Donaldson Co., Inc.                            43,556   2,056,279       0.1%
    Emerson Electric Co.                          109,897   7,083,961       0.4%
#   Equifax, Inc.                                  29,959   3,251,450       0.2%
    Expeditors International of Washington, Inc.   49,897   2,912,987       0.2%
#   Fastenal Co.                                  118,433   5,562,798       0.3%
    Fortive Corp.                                  44,232   3,196,204       0.2%
    General Dynamics Corp.                         50,264  10,202,587       0.6%
#   Graco, Inc.                                     8,694   1,145,782       0.1%
#*  HD Supply Holdings, Inc.                       52,387   1,853,976       0.1%
#   HEICO Corp.                                     8,000     725,440       0.0%
    HEICO Corp. Class A                            11,471     872,943       0.1%
    Hexcel Corp.                                    9,467     574,552       0.0%
    Honeywell International, Inc.                 102,585  14,788,654       0.9%
    Hubbell, Inc.                                   6,680     840,478       0.1%
    Huntington Ingalls Industries, Inc.            20,490   4,770,687       0.3%
    IDEX Corp.                                     16,570   2,124,440       0.1%
    Illinois Tool Works, Inc.                      58,914   9,221,219       0.6%
    JB Hunt Transport Services, Inc.               65,693   6,989,078       0.4%
    KAR Auction Services, Inc.                     31,454   1,488,718       0.1%
#   Lennox International, Inc.                     15,817   3,023,103       0.2%
    Lincoln Electric Holdings, Inc.                18,914   1,733,846       0.1%
    Lockheed Martin Corp.                          52,819  16,276,703       1.0%
#*  Middleby Corp. (The)                           12,935   1,499,167       0.1%
    MSC Industrial Direct Co., Inc. Class A         7,668     635,677       0.0%
    Nielsen Holdings P.L.C.                        44,798   1,660,662       0.1%
#   Nordson Corp.                                  19,428   2,461,333       0.1%
    Northrop Grumman Corp.                         28,114   8,308,530       0.5%
    Old Dominion Freight Line, Inc.                 8,923   1,080,843       0.1%
    Raytheon Co.                                   34,333   6,186,807       0.4%
    Robert Half International, Inc.                47,308   2,449,135       0.1%
    Rockwell Automation, Inc.                      23,335   4,686,135       0.3%
    Rockwell Collins, Inc.                         24,140   3,273,384       0.2%
#   Rollins, Inc.                                  38,736   1,700,898       0.1%
#*  Sensata Technologies Holding NV                11,511     563,003       0.0%
    Southwest Airlines Co.                         80,678   4,345,317       0.3%
    Spirit Aerosystems Holdings, Inc. Class A      27,480   2,201,148       0.1%
    Toro Co. (The)                                 31,222   1,962,303       0.1%
*   TransUnion                                     25,284   1,327,157       0.1%
    Union Pacific Corp.                           168,416  19,500,889       1.2%
    United Parcel Service, Inc. Class B           139,515  16,397,198       1.0%
*   United Rentals, Inc.                           52,476   7,424,304       0.5%
    United Technologies Corp.                       2,178     260,837       0.0%
*   Verisk Analytics, Inc.                         38,743   3,295,092       0.2%
*   WABCO Holdings, Inc.                           17,367   2,562,848       0.2%
    Waste Management, Inc.                        107,316   8,818,156       0.5%
#   Watsco, Inc.                                    6,690   1,114,353       0.1%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS**
                                           ------- ------------ ---------------
Industrials -- (Continued)
#   WW Grainger, Inc.                       28,407 $  5,616,064       0.3%
                                                   ------------      ----
Total Industrials                                   318,482,827      19.4%
                                                   ------------      ----
Information Technology -- (22.7%)
    Accenture P.L.C. Class A               125,110   17,810,660       1.1%
    Alliance Data Systems Corp.             31,449    7,036,085       0.4%
    Amphenol Corp. Class A                  46,782    4,070,034       0.3%
    Apple, Inc.                            407,093   68,815,001       4.2%
    Applied Materials, Inc.                172,554    9,737,222       0.6%
    Automatic Data Processing, Inc.         76,888    8,938,999       0.5%
*   Black Knight, Inc.                       2,843      128,930       0.0%
    Booz Allen Hamilton Holding Corp.       52,858    1,997,504       0.1%
    Broadridge Financial Solutions, Inc.    32,370    2,781,231       0.2%
*   Cadence Design Systems, Inc.            66,600    2,874,456       0.2%
    CDK Global, Inc.                        54,686    3,475,842       0.2%
    CDW Corp.                               96,150    6,730,500       0.4%
*   Citrix Systems, Inc.                    61,695    5,096,624       0.3%
*   CommScope Holding Co., Inc.             66,849    2,148,527       0.1%
    CSRA, Inc.                              48,793    1,560,888       0.1%
    DXC Technology Co.                      22,379    2,048,126       0.1%
*   Electronic Arts, Inc.                   25,148    3,007,701       0.2%
*   Euronet Worldwide, Inc.                  7,400      715,136       0.0%
*   F5 Networks, Inc.                       23,323    2,828,380       0.2%
#*  First Data Corp. Class A               121,889    2,170,843       0.1%
*   Fiserv, Inc.                            48,037    6,217,429       0.4%
*   Gartner, Inc.                           22,494    2,818,723       0.2%
    Genpact, Ltd.                           15,466      470,940       0.0%
    Harris Corp.                            50,535    7,040,536       0.4%
    International Business Machines Corp.  200,051   30,819,857       1.9%
    Intuit, Inc.                            43,616    6,586,888       0.4%
*   IPG Photonics Corp.                        129       27,466       0.0%
#   Jack Henry & Associates, Inc.           32,764    3,608,299       0.2%
    KLA-Tencor Corp.                        66,969    7,292,255       0.4%
    Lam Research Corp.                         400       83,428       0.0%
    Mastercard, Inc. Class A               199,551   29,687,202       1.8%
    Maxim Integrated Products, Inc.         55,215    2,900,996       0.2%
    MAXIMUS, Inc.                            8,966      595,611       0.0%
    Microsoft Corp.                        526,745   43,814,649       2.7%
*   NCR Corp.                               38,535    1,236,588       0.1%
    NetApp, Inc.                             5,273      234,227       0.0%
    NVIDIA Corp.                            78,878   16,312,759       1.0%
    Paychex, Inc.                           62,724    4,001,164       0.2%
*   Red Hat, Inc.                           13,431    1,622,868       0.1%
#   Sabre Corp.                            102,486    2,004,626       0.1%
#   Seagate Technology P.L.C.              182,925    6,762,737       0.4%
#   Skyworks Solutions, Inc.                43,035    4,899,965       0.3%
*   Take-Two Interactive Software, Inc.     11,979    1,325,476       0.1%
    Texas Instruments, Inc.                204,723   19,794,667       1.2%
    Total System Services, Inc.             56,267    4,054,037       0.3%
#*  Ubiquiti Networks, Inc.                 12,800      795,904       0.1%
#*  Vantiv, Inc. Class A                    49,200    3,444,000       0.2%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                          SHARES      VALUE+     OF NET ASSETS**
                                                                          ------- -------------- ---------------
Information Technology -- (Continued)
    Versum Materials, Inc.                                                  4,378 $      184,226       0.0%
#   Visa, Inc. Class A                                                    258,984     28,483,060       1.7%
#   Western Union Co. (The)                                               223,401      4,436,744       0.3%
*   Zebra Technologies Corp. Class A                                       14,652      1,699,486       0.1%
                                                                                  --------------      ----
Total Information Technology                                                         397,229,502      24.1%
                                                                                  --------------      ----
Materials -- (5.0%)
#   AptarGroup, Inc.                                                       11,364        989,463       0.1%
    Avery Dennison Corp.                                                   45,000      4,777,650       0.3%
*   Axalta Coating Systems, Ltd.                                           88,867      2,954,828       0.2%
*   Berry Global Group, Inc.                                               52,268      3,107,333       0.2%
    Celanese Corp. Series A                                                27,982      2,918,802       0.2%
    Chemours Co. (The)                                                     65,416      3,703,200       0.2%
*   Crown Holdings, Inc.                                                   48,968      2,946,405       0.2%
    DowDuPont, Inc.                                                        70,381      5,089,250       0.3%
    Ecolab, Inc.                                                           28,738      3,754,907       0.2%
    Graphic Packaging Holding Co.                                          70,823      1,097,048       0.1%
    Huntsman Corp.                                                         15,100        483,502       0.0%
    International Flavors & Fragrances, Inc.                               13,628      2,009,040       0.1%
    International Paper Co.                                                74,845      4,286,373       0.3%
    LyondellBasell Industries NV Class A                                   85,403      8,841,773       0.5%
    Monsanto Co.                                                           46,463      5,626,669       0.3%
#   NewMarket Corp.                                                         3,727      1,492,254       0.1%
    Packaging Corp. of America                                             41,065      4,774,628       0.3%
    PPG Industries, Inc.                                                   56,447      6,561,399       0.4%
    Praxair, Inc.                                                          55,360      8,089,203       0.5%
    RPM International, Inc.                                                32,103      1,712,053       0.1%
#   Scotts Miracle-Gro Co. (The)                                           17,670      1,760,285       0.1%
#   Sealed Air Corp.                                                       72,492      3,206,321       0.2%
    Sherwin-Williams Co. (The)                                             14,747      5,827,277       0.4%
#   Southern Copper Corp.                                                  16,394        704,122       0.0%
    WR Grace & Co.                                                         18,777      1,436,253       0.1%
                                                                                  --------------      ----
Total Materials                                                                       88,150,038       5.4%
                                                                                  --------------      ----
Real Estate -- (0.1%)
*   CBRE Group, Inc. Class A                                               28,981      1,139,533       0.1%
                                                                                  --------------      ----
Telecommunication Services -- (2.7%)
    Verizon Communications, Inc.                                          914,953     43,798,800       2.6%
#*  Zayo Group Holdings, Inc.                                              86,196      3,108,228       0.2%
                                                                                  --------------      ----
Total Telecommunication Services                                                      46,907,028       2.8%
                                                                                  --------------      ----
Utilities -- (0.2%)
    NRG Energy, Inc.                                                      160,027      4,000,675       0.2%
                                                                                  --------------      ----
TOTAL COMMON STOCKS                                                                1,643,008,310      99.9%
                                                                                  --------------      ----
TOTAL INVESTMENT SECURITIES                                                        1,643,008,310
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
    State Street Institutional U.S. Government Money Market Fund, 0.960%  595,255        595,255       0.0%
                                                                                  --------------      ----

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

      SECURITIES LENDING COLLATERAL -- (6.0%)
      (S)@    DFA Short Term Investment Fund   8,958,403  $  103,657,684   6.3%
                                                          -------------- -----
      TOTAL INVESTMENTS -- (100.0%) (Cost $1,386,981,007) $1,747,261,249 106.2%
                                                          ============== =====

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                --------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary       $  310,327,154           --   --    $  310,327,154
   Consumer Staples                177,428,153           --   --       177,428,153
   Energy                            1,840,473           --   --         1,840,473
   Financials                       39,890,425           --   --        39,890,425
   Health Care                     257,612,502           --   --       257,612,502
   Industrials                     318,482,827           --   --       318,482,827
   Information Technology          397,229,502           --   --       397,229,502
   Materials                        88,150,038           --   --        88,150,038
   Real Estate                       1,139,533           --   --         1,139,533
   Telecommunication Services       46,907,028           --   --        46,907,028
   Utilities                         4,000,675           --   --         4,000,675
Temporary Cash Investments             595,255           --   --           595,255
Securities Lending Collateral               -- $103,657,684   --       103,657,684
                                -------------- ------------   --    --------------
TOTAL                           $1,643,603,565 $103,657,684   --    $1,747,261,249
                                ============== ============   ==    ==============

                        U.S. SMALL CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                   PERCENTAGE
                                              SHARES    VALUE+   OF NET ASSETS**
                                              ------- ---------- ---------------
COMMON STOCKS -- (86.9%)
Consumer Discretionary -- (16.3%)
#*  AMC Networks, Inc. Class A                 23,672 $1,204,431       0.2%
*   Asbury Automotive Group, Inc.              15,970    980,558       0.2%
#   Big Lots, Inc.                             22,179  1,138,004       0.2%
*   BJ's Restaurants, Inc.                     16,637    527,393       0.1%
    Bloomin' Brands, Inc.                      74,966  1,332,895       0.3%
#*  Buffalo Wild Wings, Inc.                   11,333  1,339,561       0.3%
    Cable One, Inc.                             2,465  1,749,682       0.3%
    Capella Education Co.                       9,209    750,073       0.2%
#   Carriage Services, Inc.                    11,255    291,505       0.1%
*   Carrols Restaurant Group, Inc.             24,270    273,038       0.1%
*   Cavco Industries, Inc.                      6,670  1,046,523       0.2%
#   Cheesecake Factory, Inc. (The)             25,084  1,122,258       0.2%
#   Children's Place, Inc. (The)               17,021  1,851,885       0.4%
    Churchill Downs, Inc.                         890    185,610       0.0%
    Collectors Universe, Inc.                   6,251    154,775       0.0%
*   Cooper-Standard Holdings, Inc.             11,131  1,240,884       0.2%
    Core-Mark Holding Co., Inc.                35,096  1,195,370       0.2%
#   Cracker Barrel Old Country Store, Inc.     12,494  1,950,688       0.4%
*   Crocs, Inc.                                51,996    530,359       0.1%
    Culp, Inc.                                  8,078    256,073       0.1%
    Dana, Inc.                                 75,321  2,296,537       0.5%
*   Dave & Buster's Entertainment, Inc.        31,334  1,510,299       0.3%
*   Denny's Corp.                                 885     11,567       0.0%
#*  Destination XL Group, Inc.                 16,438     32,876       0.0%
#   DineEquity, Inc.                           12,931    615,645       0.1%
*   Dorman Products, Inc.                      19,306  1,334,238       0.3%
#*  Duluth Holdings, Inc. Class B              14,535    300,293       0.1%
    Educational Development Corp.               1,000     12,500       0.0%
#*  Eldorado Resorts, Inc.                      7,822    201,025       0.0%
    Entravision Communications Corp. Class A   44,471    231,249       0.0%
    Extended Stay America, Inc.                86,948  1,723,309       0.3%
*   Five Below, Inc.                           45,756  2,528,019       0.5%
*   Fox Factory Holding Corp.                  31,487  1,339,772       0.3%
*   Gentherm, Inc.                             20,661    692,144       0.1%
*   Grand Canyon Education, Inc.               22,389  2,004,039       0.4%
#*  Groupon, Inc.                             127,072    606,133       0.1%
#*  Habit Restaurants, Inc. (The) Class A       9,482    116,629       0.0%
*   Helen of Troy, Ltd.                         9,209    855,516       0.2%
*   Hilton Grand Vacations, Inc.               51,489  2,108,989       0.4%
    Hooker Furniture Corp.                        700     33,180       0.0%
#*  Horizon Global Corp.                       12,995    210,909       0.0%
    HSN, Inc.                                  32,266  1,216,428       0.2%
*   IMAX Corp.                                 30,930    750,052       0.2%
*   Installed Building Products, Inc.          25,597  1,784,111       0.4%
#*  iRobot Corp.                               19,687  1,322,770       0.3%
    Jack in the Box, Inc.                       9,642    998,043       0.2%
    John Wiley & Sons, Inc. Class A            24,386  1,332,695       0.3%
    Johnson Outdoors, Inc. Class A              3,198    240,522       0.1%
*   La Quinta Holdings, Inc.                   65,336  1,151,220       0.2%
    La-Z-Boy, Inc.                             25,257    680,676       0.1%
    LCI Industries                             16,366  2,026,111       0.4%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES    VALUE+   OF NET ASSETS**
                                             ------- ---------- ---------------
 Consumer Discretionary -- (Continued)
 *   Lindblad Expeditions Holdings, Inc.      23,418 $  251,041       0.1%
 #   Lithia Motors, Inc. Class A              11,450  1,295,911       0.3%
 *   Malibu Boats, Inc. Class A               15,690    489,528       0.1%
     Marine Products Corp.                    11,718    168,388       0.0%
     Marriott Vacations Worldwide Corp.       13,528  1,780,555       0.4%
 #*  McClatchy Co. (The) Class A               2,700     26,595       0.0%
 #   Meredith Corp.                           22,677  1,201,881       0.2%
 #   Monro, Inc.                              24,950  1,231,282       0.2%
 #*  Murphy USA, Inc.                         18,519  1,377,073       0.3%
 *   Nathan's Famous, Inc.                       430     34,873       0.0%
 *   Nautilus, Inc.                           24,271    315,523       0.1%
     New York Times Co. (The) Class A         88,622  1,692,680       0.3%
 #   Nexstar Media Group, Inc. Class A        18,090  1,154,142       0.2%
 #   Nutrisystem, Inc.                        26,478  1,322,576       0.3%
 #*  Ollie's Bargain Outlet Holdings, Inc.    30,203  1,348,564       0.3%
 #*  Overstock.com, Inc.                      15,250    699,975       0.1%
     Oxford Industries, Inc.                  12,702    820,549       0.2%
 #   Papa John's International, Inc.          18,924  1,287,778       0.3%
     PetMed Express, Inc.                      8,975    317,356       0.1%
 #   Planet Fitness, Inc. Class A             16,290    433,966       0.1%
 *   Potbelly Corp.                           14,986    180,581       0.0%
 *   Reading International, Inc. Class A       3,047     47,686       0.0%
 #   Red Rock Resorts, Inc. Class A           26,759    659,074       0.1%
     Ruth's Hospitality Group, Inc.           26,124    551,216       0.1%
 *   Shutterfly, Inc.                         24,997  1,067,372       0.2%
 #   Sinclair Broadcast Group, Inc. Class A   35,621  1,129,186       0.2%
     Sleep Number Corp.                       35,744  1,161,680       0.2%
 #   Sonic Corp.                              23,595    599,313       0.1%
 *   Sotheby's                                32,514  1,684,875       0.3%
 #*  Sportsman's Warehouse Holdings, Inc.     28,414    116,497       0.0%
     Standard Motor Products, Inc.            11,686    510,328       0.1%
 *   Steven Madden, Ltd.                      33,438  1,304,082       0.3%
 *   Stoneridge, Inc.                         22,844    519,473       0.1%
     Strayer Education, Inc.                   9,272    869,065       0.2%
 #   Sturm Ruger & Co., Inc.                  12,810    634,736       0.1%
     Superior Uniform Group, Inc.              7,088    166,355       0.0%
 #*  Tempur Sealy International, Inc.         28,048  1,833,498       0.4%
     Tenneco, Inc.                            37,543  2,181,624       0.4%
     Texas Roadhouse, Inc.                    40,612  2,031,006       0.4%
     Tile Shop Holdings, Inc.                 35,779    305,910       0.1%
     Tilly's, Inc. Class A                       702      8,361       0.0%
     Tower International, Inc.                   443     13,467       0.0%
 *   tronc, Inc.                              20,840    308,119       0.1%
     Tupperware Brands Corp.                  35,905  2,109,419       0.4%
 *   Universal Electronics, Inc.              10,197    611,820       0.1%
 *   US Auto Parts Network, Inc.              25,601     65,539       0.0%
 *   Visteon Corp.                            21,223  2,674,947       0.5%
 #   Wendy's Co. (The)                       139,364  2,119,726       0.4%
     Winmark Corp.                             1,577    206,193       0.0%
     Winnebago Industries, Inc.               24,369  1,197,736       0.2%
     Wolverine World Wide, Inc.               44,454  1,213,594       0.2%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                 SHARES    VALUE+    OF NET ASSETS**
                                                 ------- ----------- ---------------
Consumer Discretionary -- (Continued)
#   World Wrestling Entertainment, Inc. Class A   29,521 $   783,192       0.2%
                                                         -----------      ----
Total Consumer Discretionary                              95,504,967      18.8%
                                                         -----------      ----
Consumer Staples -- (5.3%)
#   B&G Foods, Inc.                               40,334   1,282,621       0.3%
    Bob Evans Farms, Inc.                         14,722   1,136,391       0.2%
#*  Boston Beer Co., Inc. (The) Class A            6,610   1,176,911       0.2%
#   Calavo Growers, Inc.                          16,140   1,189,518       0.2%
*   Central Garden & Pet Co.                       9,573     365,497       0.1%
*   Central Garden & Pet Co. Class A              30,038   1,108,703       0.2%
#*  Chefs' Warehouse, Inc. (The)                   2,964      59,132       0.0%
    Coca-Cola Bottling Co. Consolidated            3,847     867,729       0.2%
*   Craft Brew Alliance, Inc.                      8,789     160,399       0.0%
#   Energizer Holdings, Inc.                      36,961   1,588,953       0.3%
*   Farmer Brothers Co.                            8,891     301,849       0.1%
#   Flowers Foods, Inc.                           97,723   1,859,669       0.4%
*   HRG Group, Inc.                              109,850   1,781,767       0.4%
    Inter Parfums, Inc.                           22,960   1,063,048       0.2%
    J&J Snack Foods Corp.                         10,138   1,350,077       0.3%
#   John B. Sanfilippo & Son, Inc.                 6,912     406,771       0.1%
    Lancaster Colony Corp.                        15,022   1,881,055       0.4%
    Limoneira Co.                                  3,600      84,060       0.0%
    Medifast, Inc.                                 9,571     597,230       0.1%
#   MGP Ingredients, Inc.                         16,893   1,148,048       0.2%
#   National Beverage Corp.                       19,515   1,910,519       0.4%
#   Natural Health Trends Corp.                    2,791      53,755       0.0%
    Nu Skin Enterprises, Inc. Class A             30,877   1,964,086       0.4%
    Oil-Dri Corp. of America                       2,325      97,673       0.0%
*   Performance Food Group Co.                    45,022   1,274,123       0.3%
    PriceSmart, Inc.                              16,401   1,374,404       0.3%
*   Primo Water Corp.                             18,549     204,224       0.0%
    Rocky Mountain Chocolate Factory, Inc.         2,500      28,750       0.0%
*   Sprouts Farmers Market, Inc.                  82,183   1,519,564       0.3%
#   Tootsie Roll Industries, Inc.                  5,061     180,172       0.0%
*   Turning Point Brands, Inc.                       598      10,465       0.0%
    United-Guardian, Inc.                          2,424      45,450       0.0%
*   USANA Health Sciences, Inc.                   17,790   1,168,803       0.2%
#   Vector Group, Ltd.                            23,719     492,881       0.1%
#   WD-40 Co.                                     11,095   1,229,881       0.2%
                                                         -----------      ----
Total Consumer Staples                                    30,964,178       6.1%
                                                         -----------      ----
Energy -- (1.0%)
*   Abraxas Petroleum Corp.                       22,871      48,715       0.0%
#*  Carrizo Oil & Gas, Inc.                       43,804     774,893       0.2%
    Evolution Petroleum Corp.                     23,671     175,166       0.0%
#*  Laredo Petroleum, Inc.                       140,216   1,671,375       0.3%
#*  Matador Resources Co.                         47,157   1,252,018       0.3%
    Panhandle Oil and Gas, Inc. Class A            9,014     217,688       0.0%
*   Penn Virginia Corp.                            3,155     122,950       0.0%
*   RigNet, Inc.                                   9,575     167,084       0.0%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                      SHARES    VALUE+   OF NET ASSETS**
                                                      ------- ---------- ---------------
Energy -- (Continued)
#*  Southwestern Energy Co.                           232,137 $1,288,360       0.3%
                                                              ----------       ---
Total Energy                                                   5,718,249       1.1%
                                                              ----------       ---
Financials -- (6.7%)
    Ameris Bancorp                                     11,222    537,534       0.1%
    AMERISAFE, Inc.                                     7,564    489,391       0.1%
    Artisan Partners Asset Management, Inc. Class A    31,260  1,075,344       0.2%
#   Bank of Hawaii Corp.                               22,527  1,838,428       0.4%
    BGC Partners, Inc. Class A                        127,458  1,933,538       0.4%
    CoBiz Financial, Inc.                               7,949    162,478       0.0%
    Cohen & Steers, Inc.                               33,520  1,457,785       0.3%
    Crawford & Co. Class A                              5,478     51,822       0.0%
#   Crawford & Co. Class B                             12,006    141,431       0.0%
*   Credit Acceptance Corp.                               993    284,723       0.1%
#   CVB Financial Corp.                                14,918    355,943       0.1%
    Diamond Hill Investment Group, Inc.                 2,522    534,487       0.1%
*   Donnelley Financial Solutions, Inc.                21,917    471,215       0.1%
*   Eagle Bancorp, Inc.                                 3,182    212,080       0.0%
*   Essent Group, Ltd.                                 17,610    750,538       0.1%
    Evercore, Inc. Class A                             29,655  2,375,365       0.5%
#   Farmers & Merchants Bancorop Inc.                     387     14,327       0.0%
#   Federated Investors, Inc. Class B                  71,251  2,213,769       0.4%
#   Financial Engines, Inc.                            25,201    909,756       0.2%
#   First Financial Bankshares, Inc.                   34,040  1,553,926       0.3%
#   Glacier Bancorp, Inc.                               3,627    137,681       0.0%
*   Green Dot Corp. Class A                            27,369  1,549,633       0.3%
#*  Health Insurance Innovations, Inc. Class A            747     16,061       0.0%
    Hennessy Advisors, Inc.                             3,244     53,591       0.0%
    Hingham Institution for Savings                        68     13,240       0.0%
    Houlihan Lokey, Inc.                                9,741    405,518       0.1%
#   Interactive Brokers Group, Inc. Class A            38,271  2,067,399       0.4%
    Lakeland Financial Corp.                           18,531    894,677       0.2%
*   LendingTree, Inc.                                   7,132  1,911,733       0.4%
#   Live Oak Bancshares, Inc.                           2,817     66,763       0.0%
    LPL Financial Holdings, Inc.                       41,781  2,072,755       0.4%
    Moelis & Co. Class A                               18,253    780,316       0.2%
    Morningstar, Inc.                                  20,830  1,774,924       0.3%
    OM Asset Management P.L.C.                         83,083  1,269,508       0.2%
#*  PennyMac Financial Services, Inc. Class A          19,759    375,421       0.1%
    Preferred Bank                                     10,846    669,524       0.1%
    Primerica, Inc.                                    26,071  2,307,283       0.5%
    Pzena Investment Management, Inc. Class A          12,278    144,880       0.0%
#   RLI Corp.                                          22,098  1,305,771       0.3%
#   ServisFirst Bancshares, Inc.                       33,185  1,360,917       0.3%
    Silvercrest Asset Management Group, Inc. Class A    5,400     88,020       0.0%
    Stock Yards Bancorp, Inc.                          13,882    524,045       0.1%
    Tompkins Financial Corp.                              660     57,499       0.0%
#   Virtu Financial, Inc. Class A                      28,306    400,530       0.1%
    Washington Trust Bancorp, Inc.                      7,746    429,903       0.1%
#   Westamerica Bancorporation                          2,868    167,004       0.0%
    Westwood Holdings Group, Inc.                       6,705    435,155       0.1%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                    SHARES   VALUE+    OF NET ASSETS**
                                                    ------ ----------- ---------------
Financials -- (Continued)
#   WisdomTree Investments, Inc.                    48,561 $   538,541       0.1%
                                                           -----------       ---
Total Financials                                            39,182,172       7.7%
                                                           -----------       ---
Health Care -- (9.7%)
    Abaxis, Inc.                                    16,531     800,100       0.2%
*   Addus HomeCare Corp.                             2,703      97,308       0.0%
#*  Akorn, Inc.                                     38,858   1,265,605       0.3%
#*  Amedisys, Inc.                                  26,239   1,262,358       0.3%
#*  AMN Healthcare Services, Inc.                   39,555   1,736,464       0.3%
*   ANI Pharmaceuticals, Inc.                        8,297     481,890       0.1%
*   Anika Therapeutics, Inc.                        11,080     605,300       0.1%
    Atrion Corp.                                     1,606   1,056,186       0.2%
*   BioSpecifics Technologies Corp.                  5,244     240,018       0.1%
#*  BioTelemetry, Inc.                              25,298     734,907       0.1%
    Bruker Corp.                                       300       9,420       0.0%
*   Cambrex Corp.                                   26,930   1,164,722       0.2%
    Cantel Medical Corp.                            25,018   2,453,765       0.5%
#*  Capital Senior Living Corp.                     24,250     322,525       0.1%
*   Catalent, Inc.                                  64,790   2,759,406       0.5%
*   Charles River Laboratories International, Inc.   9,288   1,080,102       0.2%
#   Chemed Corp.                                    10,283   2,297,531       0.5%
#*  Civitas Solutions, Inc.                         16,921     315,577       0.1%
    Computer Programs & Systems, Inc.                  965      29,095       0.0%
#*  Corcept Therapeutics, Inc.                      76,390   1,504,119       0.3%
*   CorVel Corp.                                    14,042     842,520       0.2%
#*  Cotiviti Holdings, Inc.                         34,151   1,200,749       0.2%
*   CryoLife, Inc.                                  23,720     461,354       0.1%
#*  Eagle Pharmaceuticals, Inc.                      1,829      98,309       0.0%
*   Electromed, Inc.                                 5,391      39,839       0.0%
    Ensign Group, Inc. (The)                        25,288     583,647       0.1%
*   Enzo Biochem, Inc.                              40,768     401,565       0.1%
*   FONAR Corp.                                      2,630      83,897       0.0%
#*  Globus Medical, Inc. Class A                    39,037   1,244,109       0.2%
*   Haemonetics Corp.                               14,638     696,183       0.1%
    HealthSouth Corp.                               16,447     758,865       0.2%
*   HealthStream, Inc.                              16,567     405,229       0.1%
*   Heska Corp.                                      5,087     495,983       0.1%
*   HMS Holdings Corp.                              64,447   1,239,960       0.2%
*   INC Research Holdings, Inc. Class A              7,729     441,712       0.1%
#*  Integra LifeSciences Holdings Corp.             22,731   1,063,356       0.2%
#*  iRadimed Corp.                                   1,300      18,525       0.0%
    LeMaitre Vascular, Inc.                         13,842     443,082       0.1%
*   LHC Group, Inc.                                 13,498     901,801       0.2%
*   Masimo Corp.                                    27,541   2,416,998       0.5%
#   Meridian Bioscience, Inc.                       32,715     489,089       0.1%
*   Merit Medical Systems, Inc.                     34,021   1,294,499       0.3%
*   Myriad Genetics, Inc.                           30,711   1,052,773       0.2%
    National Research Corp. Class A                 17,453     655,360       0.1%
    National Research Corp. Class B                    150       8,090       0.0%
*   Natus Medical, Inc.                             24,418   1,035,323       0.2%
*   NuVasive, Inc.                                  26,325   1,493,417       0.3%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE+    OF NET ASSETS**
                                            ------ ----------- ---------------
 Health Care -- (Continued)
 *   Omnicell, Inc.                         35,241 $ 1,755,002       0.3%
 *   OraSure Technologies, Inc.             49,074     969,211       0.2%
 *   Orthofix International NV              13,304     714,824       0.1%
 #   Patterson Cos., Inc.                   31,958   1,182,446       0.2%
     Phibro Animal Health Corp. Class A     15,795     594,682       0.1%
 *   Prestige Brands Holdings, Inc.         32,507   1,524,578       0.3%
     Psychemedics Corp.                      4,687      82,023       0.0%
 *   Quality Systems, Inc.                  47,351     666,229       0.1%
 *   Quidel Corp.                           17,683     724,119       0.1%
 #*  R1 RCM, Inc.                           56,052     212,998       0.0%
 *   RadNet, Inc.                           39,035     427,433       0.1%
 *   Select Medical Holdings Corp.          50,251     962,307       0.2%
     Simulations Plus, Inc.                 10,440     170,172       0.0%
 *   Sucampo Pharmaceuticals, Inc. Class A  33,644     336,440       0.1%
 *   Supernus Pharmaceuticals, Inc.         30,251   1,258,442       0.3%
 #*  Surgery Partners, Inc.                 30,026     277,741       0.1%
 *   Surmodics, Inc.                         9,362     278,520       0.1%
 #*  Tenet Healthcare Corp.                 55,972     799,280       0.2%
 *   Tivity Health, Inc.                    39,176   1,811,890       0.4%
     US Physical Therapy, Inc.              10,699     726,997       0.1%
     Utah Medical Products, Inc.             2,710     204,334       0.0%
 #*  Varex Imaging Corp.                    27,813     955,933       0.2%
                                                   -----------      ----
 Total Health Care                                  56,718,233      11.2%
                                                   -----------      ----
 Industrials -- (22.6%)
     AAON, Inc.                             39,922   1,397,270       0.3%
     ABM Industries, Inc.                   13,126     550,898       0.1%
 #   Actuant Corp. Class A                  35,229     898,340       0.2%
 #   Advanced Drainage Systems, Inc.        40,707     795,822       0.2%
 *   Advisory Board Co. (The)               21,621   1,165,912       0.2%
 *   Aerojet Rocketdyne Holdings, Inc.      51,206   1,617,085       0.3%
 *   Air Transport Services Group, Inc.     44,852   1,085,418       0.2%
     Alamo Group, Inc.                       8,492     895,906       0.2%
     Albany International Corp. Class A     22,994   1,387,688       0.3%
 #   Allegiant Travel Co.                    8,553   1,166,629       0.2%
     Allied Motion Technologies, Inc.        6,309     179,176       0.0%
     Altra Industrial Motion Corp.          23,764   1,138,296       0.2%
 *   American Woodmark Corp.                13,795   1,332,597       0.3%
 #   Apogee Enterprises, Inc.               22,474   1,072,684       0.2%
     Applied Industrial Technologies, Inc.  16,685   1,062,000       0.2%
     Argan, Inc.                            13,015     894,781       0.2%
 *   Armstrong World Industries, Inc.       33,694   1,721,763       0.3%
 *   Astronics Corp.                         8,724     300,106       0.1%
 *   Astronics Corp. Class B                 1,677      57,731       0.0%
 *   Atkore International Group, Inc.       32,591     629,332       0.1%
 #*  Avis Budget Group, Inc.                49,004   2,021,415       0.4%
 #*  Axon Enterprise, Inc.                  34,404     790,260       0.2%
     AZZ, Inc.                              19,551     934,538       0.2%
     Barnes Group, Inc.                     21,646   1,408,938       0.3%
     Barrett Business Services, Inc.         5,648     343,342       0.1%
     Brady Corp. Class A                    27,655   1,052,273       0.2%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES   VALUE+   OF NET ASSETS**
                                            ------ ---------- ---------------
  Industrials -- (Continued)
      Brink's Co. (The)                     32,135 $2,445,473       0.5%
  *   Builders FirstSource, Inc.            93,710  1,688,654       0.3%
      BWX Technologies, Inc.                 2,426    145,366       0.0%
  *   Casella Waste Systems, Inc. Class A    2,102     38,803       0.0%
  *   Clean Harbors, Inc.                   33,221  1,777,656       0.3%
      Comfort Systems USA, Inc.             31,989  1,417,113       0.3%
  *   Commercial Vehicle Group, Inc.        17,281    140,322       0.0%
  *   Continental Building Products, Inc.   31,414    838,754       0.2%
  #   Covanta Holding Corp.                 98,891  1,592,145       0.3%
  *   CSW Industrials, Inc.                  1,049     51,453       0.0%
  #   Deluxe Corp.                          24,920  1,735,678       0.3%
      Douglas Dynamics, Inc.                18,883    792,142       0.2%
  #*  Dycom Industries, Inc.                19,091  1,676,763       0.3%
      EnerSys                               20,596  1,428,745       0.3%
      EnPro Industries, Inc.                15,761  1,319,826       0.3%
      ESCO Technologies, Inc.                  700     40,565       0.0%
      Exponent, Inc.                        21,702  1,602,693       0.3%
      Federal Signal Corp.                  44,240    944,524       0.2%
      Forrester Research, Inc.              12,053    526,716       0.1%
      Forward Air Corp.                     24,601  1,413,081       0.3%
  *   Franklin Covey Co.                     4,446     86,252       0.0%
      Franklin Electric Co., Inc.           23,195  1,055,372       0.2%
  *   Generac Holdings, Inc.                35,444  1,846,278       0.4%
      General Cable Corp.                    7,166    150,128       0.0%
      Global Brass & Copper Holdings, Inc.  17,038    596,330       0.1%
  *   GMS, Inc.                             29,567  1,006,756       0.2%
  *   Goldfield Corp. (The)                 30,796    177,077       0.0%
      Gorman-Rupp Co. (The)                 11,034    352,867       0.1%
  *   GP Strategies Corp.                    9,200    267,260       0.1%
      Granite Construction, Inc.             5,509    350,868       0.1%
      Griffon Corp.                         10,599    239,007       0.0%
      H&E Equipment Services, Inc.          29,207    962,079       0.2%
  *   Harsco Corp.                          60,667  1,289,174       0.3%
  *   Hawaiian Holdings, Inc.               43,590  1,460,265       0.3%
      Healthcare Services Group, Inc.       45,787  2,421,674       0.5%
  #   Heartland Express, Inc.               70,475  1,503,232       0.3%
  *   Herc Holdings, Inc.                   21,771  1,055,023       0.2%
      Herman Miller, Inc.                   33,558  1,127,549       0.2%
  *   Hill International, Inc.              38,988    206,636       0.0%
      Hillenbrand, Inc.                     29,642  1,172,341       0.2%
      HNI Corp.                             32,316  1,105,854       0.2%
  #*  Huttig Building Products, Inc.         3,209     21,564       0.0%
      Hyster-Yale Materials Handling, Inc.   1,341    105,255       0.0%
      Insperity, Inc.                       18,608  1,765,899       0.3%
      Insteel Industries, Inc.              14,747    376,786       0.1%
      Interface, Inc.                       52,864  1,205,299       0.2%
      ITT, Inc.                              6,961    324,661       0.1%
      John Bean Technologies Corp.          18,284  1,954,560       0.4%
      Kadant, Inc.                           7,800    886,080       0.2%
      Kaman Corp.                           11,428    639,282       0.1%
  #   KBR, Inc.                             65,600  1,287,728       0.2%
  #   Kennametal, Inc.                      44,633  1,948,230       0.4%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                                SHARES    VALUE+   OF NET ASSETS**
                                                ------- ---------- ---------------
Industrials -- (Continued)
    Kforce, Inc.                                 17,534 $  367,337       0.1%
    Kimball International, Inc. Class B          28,350    543,470       0.1%
#*  Knight-Swift Transportation Holdings, Inc.   90,157  3,737,008       0.7%
    Knoll, Inc.                                  38,221    811,050       0.2%
    Landstar System, Inc.                        26,555  2,622,306       0.5%
*   Lawson Products, Inc.                         2,965     74,570       0.0%
#   Lindsay Corp.                                 2,543    232,837       0.0%
*   Lydall, Inc.                                 13,928    805,038       0.2%
*   Masonite International Corp.                 17,149  1,150,698       0.2%
*   MasTec, Inc.                                 43,331  1,887,065       0.4%
    Matson, Inc.                                 32,131    874,927       0.2%
    Matthews International Corp. Class A         12,594    791,533       0.2%
    McGrath RentCorp                              3,715    166,061       0.0%
*   Milacron Holdings Corp.                      35,604    639,092       0.1%
*   Moog, Inc. Class A                            7,170    629,239       0.1%
    MSA Safety, Inc.                             22,115  1,758,142       0.3%
    Mueller Industries, Inc.                     39,766  1,381,868       0.3%
    Mueller Water Products, Inc. Class A        111,115  1,326,713       0.3%
    Multi-Color Corp.                            13,746  1,136,794       0.2%
*   NCI Building Systems, Inc.                   51,897    827,757       0.2%
#*  NV5 Global, Inc.                              7,626    443,071       0.1%
    Omega Flex, Inc.                              6,060    390,809       0.1%
*   On Assignment, Inc.                          24,819  1,519,419       0.3%
*   Patrick Industries, Inc.                     14,184  1,319,112       0.3%
*   PGT Innovations, Inc.                        40,437    570,162       0.1%
    Pitney Bowes, Inc.                           58,839    808,448       0.2%
*   Ply Gem Holdings, Inc.                       50,303    850,121       0.2%
    Primoris Services Corp.                      38,265  1,081,752       0.2%
#*  Proto Labs, Inc.                             10,647    928,951       0.2%
    Quad/Graphics, Inc.                           3,412     77,759       0.0%
*   Radiant Logistics, Inc.                       1,686      8,228       0.0%
    Raven Industries, Inc.                       21,637    728,085       0.1%
*   RBC Bearings, Inc.                           14,069  1,742,024       0.3%
*   Rexnord Corp.                                27,772    708,741       0.1%
*   Saia, Inc.                                   18,980  1,229,904       0.2%
    Simpson Manufacturing Co., Inc.                 764     42,585       0.0%
#*  SiteOne Landscape Supply, Inc.                8,648    549,234       0.1%
*   SP Plus Corp.                                16,218    628,448       0.1%
*   SPX Corp.                                    33,216    972,897       0.2%
    Standex International Corp.                   9,445    978,030       0.2%
*   Sterling Construction Co., Inc.              18,437    329,100       0.1%
    Sun Hydraulics Corp.                         20,823  1,197,947       0.2%
    Tennant Co.                                  13,757    954,048       0.2%
    Tetra Tech, Inc.                             26,375  1,298,969       0.3%
    Timken Co. (The)                             35,990  1,696,928       0.3%
*   TPI Composites, Inc.                         13,958    349,648       0.1%
*   Trex Co., Inc.                               21,694  2,374,408       0.5%
*   TriNet Group, Inc.                           53,003  1,840,264       0.4%
*   Univar, Inc.                                  9,000    267,750       0.1%
    Universal Forest Products, Inc.                 293     33,080       0.0%
    Universal Logistics Holdings, Inc.           15,486    334,498       0.1%
    US Ecology, Inc.                             16,741    796,035       0.2%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                                                  SHARES     VALUE+    OF NET ASSETS**
                                                  ------- ------------ ---------------
Industrials -- (Continued)
    Valmont Industries, Inc.                       11,878 $  1,887,414       0.4%
*   Vectrus, Inc.                                   5,550      169,331       0.0%
    Viad Corp.                                     15,195      882,070       0.2%
#   Wabash National Corp.                          51,532    1,159,470       0.2%
*   WageWorks, Inc.                                 6,060      386,325       0.1%
    Watts Water Technologies, Inc. Class A         11,357      765,462       0.1%
#*  Welbilt, Inc.                                  47,613    1,050,343       0.2%
*   Willdan Group, Inc.                             7,915      237,925       0.0%
                                                          ------------      ----
Total Industrials                                          131,816,338      26.0%
                                                          ------------      ----
Information Technology -- (16.6%)
#*  Acacia Communications, Inc.                    11,522      487,496       0.1%
*   ACI Worldwide, Inc.                            63,825    1,536,906       0.3%
*   Acxiom Corp.                                   36,628      921,560       0.2%
*   Advanced Energy Industries, Inc.               25,917    2,195,688       0.4%
#*  Ambarella, Inc.                                17,801    1,004,688       0.2%
    American Software, Inc. Class A                16,334      202,705       0.0%
#*  ANGI Homeservices, Inc. Class A                27,525      344,062       0.1%
#*  Applied Optoelectronics, Inc.                  10,036      408,867       0.1%
*   Axcelis Technologies, Inc.                     22,424      737,750       0.1%
    Badger Meter, Inc.                             23,939    1,048,528       0.2%
*   Barracuda Networks, Inc.                       40,760      950,116       0.2%
    Belden, Inc.                                    7,738      618,344       0.1%
#   Blackbaud, Inc.                                27,883    2,824,548       0.6%
*   Blackhawk Network Holdings, Inc.               26,090      885,755       0.2%
    Brooks Automation, Inc.                        41,658    1,432,619       0.3%
    Cabot Microelectronics Corp.                   20,643    1,995,559       0.4%
*   Carbonite, Inc.                                21,583      489,934       0.1%
    Cass Information Systems, Inc.                  7,908      510,066       0.1%
*   Ceva, Inc.                                     13,860      669,438       0.1%
#*  Ciena Corp.                                    89,738    1,908,727       0.4%
#*  Cimpress NV                                    20,295    2,214,996       0.4%
*   Cirrus Logic, Inc.                             32,319    1,809,864       0.4%
*   Clearfield, Inc.                                2,337       32,017       0.0%
*   Coherent, Inc.                                  4,111    1,080,001       0.2%
#*  CommerceHub, Inc. Series A                     10,659      238,015       0.0%
*   Control4 Corp.                                 17,378      511,782       0.1%
*   CoreLogic, Inc.                                41,573    1,949,774       0.4%
    CSG Systems International, Inc.                25,304    1,071,371       0.2%
*   Data I/O Corp.                                 12,811      163,212       0.0%
    DST Systems, Inc.                              18,152    1,064,070       0.2%
#*  Eastman Kodak Co.                              24,798      132,669       0.0%
#*  Ellie Mae, Inc.                                16,127    1,450,624       0.3%
#*  Endurance International Group Holdings, Inc.  106,393      872,423       0.2%
    Entegris, Inc.                                 73,088    2,393,632       0.5%
*   ePlus, Inc.                                    11,312    1,081,427       0.2%
*   ExlService Holdings, Inc.                      24,071    1,502,512       0.3%
    Fair Isaac Corp.                                9,267    1,345,198       0.3%
*   Finjan Holdings, Inc.                          18,967       39,262       0.0%
*   FormFactor, Inc.                               54,559      992,974       0.2%
    GlobalSCAPE, Inc.                              14,606       59,154       0.0%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES    VALUE+   OF NET ASSETS**
                                              ------- ---------- ---------------
Information Technology -- (Continued)
#*  Globant SA                                 20,285 $  765,150       0.2%
#*  GrubHub, Inc.                               7,497    457,467       0.1%
*   GTT Communications, Inc.                   36,107  1,316,100       0.3%
    Hackett Group, Inc. (The)                  26,753    413,066       0.1%
*   IEC Electronics Corp.                       1,200      5,406       0.0%
*   II-VI, Inc.                                22,308  1,008,322       0.2%
*   Image Sensing Systems, Inc.                 5,646     18,914       0.0%
*   Integrated Device Technology, Inc.         66,717  2,072,897       0.4%
    InterDigital, Inc.                         20,174  1,479,763       0.3%
*   Itron, Inc.                                20,546  1,605,670       0.3%
    j2 Global, Inc.                            22,239  1,648,799       0.3%
*   Kemet Corp.                                34,957    898,045       0.2%
*   Lightpath Technologies, Inc. Class A        9,398     37,404       0.0%
    Littelfuse, Inc.                              703    146,927       0.0%
#*  Lumentum Holdings, Inc.                    32,026  2,022,442       0.4%
*   Luxoft Holding, Inc.                       14,292    665,293       0.1%
#*  Manhattan Associates, Inc.                 38,673  1,618,852       0.3%
    MAXIMUS, Inc.                              14,478    961,774       0.2%
*   MaxLinear, Inc.                            42,963  1,051,305       0.2%
#   Mesa Laboratories, Inc.                     2,780    443,271       0.1%
    Methode Electronics, Inc.                  29,908  1,402,685       0.3%
*   MicroStrategy, Inc. Class A                 4,810    636,171       0.1%
    MKS Instruments, Inc.                       8,238    895,059       0.2%
    Monotype Imaging Holdings, Inc.            11,936    275,125       0.1%
*   Nanometrics, Inc.                          17,595    497,411       0.1%
*   Napco Security Technologies, Inc.          12,963    131,574       0.0%
    NIC, Inc.                                  47,864    813,688       0.2%
*   Novanta, Inc.                              26,143  1,236,564       0.2%
    NVE Corp.                                   3,091    262,982       0.1%
#*  Oclaro, Inc.                              111,736    924,057       0.2%
*   OSI Systems, Inc.                          14,275  1,261,624       0.2%
#*  Paycom Software, Inc.                      35,245  2,897,139       0.6%
    Pegasystems, Inc.                          17,916  1,044,503       0.2%
*   PFSweb, Inc.                               19,156    158,995       0.0%
*   Pixelworks, Inc.                           20,812    116,339       0.0%
*   Planet Payment, Inc.                       35,131    157,036       0.0%
    Plantronics, Inc.                          28,312  1,284,232       0.3%
    Power Integrations, Inc.                   13,057  1,049,130       0.2%
    Progress Software Corp.                    39,291  1,663,188       0.3%
*   Rambus, Inc.                               65,266    960,063       0.2%
*   Rogers Corp.                                9,271  1,409,934       0.3%
*   Rudolph Technologies, Inc.                  7,112    197,358       0.0%
#*  Sapiens International Corp. NV              3,686     51,493       0.0%
    Science Applications International Corp.   25,978  1,905,227       0.4%
*   Semtech Corp.                              38,567  1,583,175       0.3%
*   Shutterstock, Inc.                         23,146    902,463       0.2%
*   Silicon Laboratories, Inc.                 23,359  2,216,769       0.4%
*   SolarEdge Technologies, Inc.               30,053    987,241       0.2%
*   Stamps.com, Inc.                            9,502  2,132,249       0.4%
*   StarTek, Inc.                              15,953    190,479       0.0%
    Systemax, Inc.                             26,340    752,007       0.1%
    TeleTech Holdings, Inc.                    34,598  1,441,007       0.3%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                             SHARES   VALUE+    OF NET ASSETS**
                                             ------ ----------- ---------------
 Information Technology -- (Continued)
 #*  Teradata Corp.                           8,028 $   268,537       0.1%
     TransAct Technologies, Inc.              1,815      17,242       0.0%
 *   Travelzoo                               10,307      69,057       0.0%
 #*  Ubiquiti Networks, Inc.                 29,451   1,831,263       0.4%
 *   Ultra Clean Holdings, Inc.              24,433     623,530       0.1%
 *   VeriFone Systems, Inc.                  24,448     466,468       0.1%
 *   Verint Systems, Inc.                    12,011     506,864       0.1%
 *   Web.com Group, Inc.                     38,194     920,475       0.2%
 *   XO Group, Inc.                          17,171     342,733       0.1%
     Xperi Corp.                             32,931     757,413       0.1%
 *   Zix Corp.                               33,610     163,008       0.0%
                                                    -----------      ----
 Total Information Technology                        97,218,757      19.1%
                                                    -----------      ----
 Materials -- (6.8%)
     A Schulman, Inc.                        28,500   1,120,050       0.2%
 *   AdvanSix, Inc.                          24,148   1,117,328       0.2%
     Balchem Corp.                           18,843   1,588,276       0.3%
     Cabot Corp.                             26,852   1,636,898       0.3%
     Chase Corp.                              7,326     869,963       0.2%
 #   Compass Minerals International, Inc.    14,327     939,851       0.2%
     Deltic Timber Corp.                      8,920     826,081       0.2%
 *   Ferro Corp.                             73,726   1,756,153       0.3%
 *   GCP Applied Technologies, Inc.          24,841     726,599       0.1%
     Greif, Inc. Class A                     13,854     769,313       0.2%
     Greif, Inc. Class B                      4,893     307,525       0.1%
     HB Fuller Co.                           22,743   1,293,394       0.3%
 *   Ingevity Corp.                          20,778   1,480,017       0.3%
     Innophos Holdings, Inc.                 14,099     689,864       0.1%
     KapStone Paper and Packaging Corp.      12,622     283,490       0.1%
     KMG Chemicals, Inc.                      8,858     488,342       0.1%
 *   Koppers Holdings, Inc.                  15,505     752,768       0.1%
 *   Kraton Corp.                             7,624     373,805       0.1%
     Kronos Worldwide, Inc.                  40,315   1,060,688       0.2%
 *   Louisiana-Pacific Corp.                 76,564   2,081,010       0.4%
     Minerals Technologies, Inc.                437      31,420       0.0%
     Myers Industries, Inc.                  25,215     544,644       0.1%
     Neenah Paper, Inc.                      13,844   1,201,659       0.2%
 *   OMNOVA Solutions, Inc.                  36,205     400,065       0.1%
 *   Owens-Illinois, Inc.                    50,318   1,202,097       0.2%
     PolyOne Corp.                           45,299   2,086,925       0.4%
     Quaker Chemical Corp.                    8,053   1,250,792       0.2%
     Rayonier Advanced Materials, Inc.       33,102     475,676       0.1%
     Schweitzer-Mauduit International, Inc.  20,379     860,605       0.2%
     Sensient Technologies Corp.             21,788   1,656,977       0.3%
     Silgan Holdings, Inc.                   64,076   1,874,223       0.4%
     Stepan Co.                              16,867   1,346,999       0.3%
 *   Summit Materials, Inc. Class A          52,365   1,644,261       0.3%
     Trinseo SA                              27,499   1,952,429       0.4%
     Tronox, Ltd. Class A                     9,902     262,106       0.1%
 #*  US Concrete, Inc.                       11,872     928,390       0.2%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                  SHARES      VALUE+    OF NET ASSETS**
                                                 --------- ------------ ---------------
Materials -- (Continued)
     Worthington Industries, Inc.                   44,214 $  2,011,737        0.4%
                                                           ------------      -----
Total Materials                                              39,892,420        7.9%
                                                           ------------      -----
Real Estate -- (0.6%)
#*   Altisource Portfolio Solutions SA               5,288      136,642        0.0%
     HFF, Inc. Class A                              43,484    1,907,208        0.4%
*    Marcus & Millichap, Inc.                       28,393      806,929        0.2%
#*   Maui Land & Pineapple Co., Inc.                 9,522      151,876        0.0%
     RMR Group, Inc. (The) Class A                  11,113      582,877        0.1%
                                                           ------------      -----
Total Real Estate                                             3,585,532        0.7%
                                                           ------------      -----
Telecommunication Services -- (1.0%)
*    Boingo Wireless, Inc.                          30,440      711,687        0.1%
#    Cogent Communications Holdings, Inc.            7,753      417,887        0.1%
     Consolidated Communications Holdings, Inc.      3,576       68,552        0.0%
*    General Communication, Inc. Class A            23,138      946,113        0.2%
     IDT Corp. Class B                              10,698      141,000        0.0%
*    Lumos Networks Corp.                           15,509      278,541        0.1%
     Shenandoah Telecommunications Co.              43,782    1,663,716        0.3%
*    Vonage Holdings Corp.                         170,655    1,387,425        0.3%
                                                           ------------      -----
Total Telecommunication Services                              5,614,921        1.1%
                                                           ------------      -----
Utilities -- (0.3%)
     Ormat Technologies, Inc.                       22,938    1,489,364        0.3%
                                                           ------------      -----
TOTAL COMMON STOCKS                                         507,705,131      100.0%
                                                           ------------      -----
TOTAL INVESTMENT SECURITIES                                 507,705,131
                                                           ------------
SECURITIES LENDING COLLATERAL -- (13.1%)
(S)@ DFA Short Term Investment Fund              6,607,662   76,457,259       15.0%
                                                           ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $473,937,658)          $584,162,390      115.0%
                                                           ============      =====

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
 Common Stocks
    Consumer Discretionary       $ 95,504,967          --   --    $ 95,504,967
    Consumer Staples               30,964,178          --   --      30,964,178
    Energy                          5,718,249          --   --       5,718,249
    Financials                     39,182,172          --   --      39,182,172
    Health Care                    56,718,233          --   --      56,718,233
    Industrials                   131,816,338          --   --     131,816,338
    Information Technology         97,218,757          --   --      97,218,757
    Materials                      39,892,420          --   --      39,892,420
    Real Estate                     3,585,532          --   --       3,585,532
    Telecommunication Services      5,614,921          --   --       5,614,921
    Utilities                       1,489,364          --   --       1,489,364
 Securities Lending Collateral             -- $76,457,259   --      76,457,259
                                 ------------ -----------   --    ------------
 TOTAL                           $507,705,131 $76,457,259   --    $584,162,390
                                 ============ ===========   ==    ============

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                    PERCENTAGE
                                              SHARES    VALUE++   OF NET ASSETS**
                                              ------- ----------- ---------------
COMMON STOCKS -- (92.7%)
AUSTRALIA -- (5.6%)
#   Adelaide Brighton, Ltd.                    12,260 $    58,366       0.0%
    Amcor, Ltd.                                84,295   1,023,046       0.3%
    AMP, Ltd.                                 293,765   1,119,540       0.3%
    Aristocrat Leisure, Ltd.                   63,180   1,142,184       0.3%
    Brambles, Ltd.                            135,815     984,831       0.3%
    Caltex Australia, Ltd.                     17,789     467,075       0.1%
    CIMIC Group, Ltd.                           5,853     217,140       0.1%
    Coca-Cola Amatil, Ltd.                     39,383     245,874       0.1%
    Cochlear, Ltd.                              6,700     902,519       0.3%
#   Commonwealth Bank of Australia             48,358   2,876,587       0.9%
    Computershare, Ltd.                        46,628     557,416       0.2%
    CSL, Ltd.                                  23,259   2,476,178       0.8%
#   Domino's Pizza Enterprises, Ltd.            3,294     117,770       0.0%
    Evolution Mining, Ltd.                     96,290     172,975       0.1%
    Flight Centre Travel Group, Ltd.            2,756      98,806       0.0%
    Macquarie Group, Ltd.                      14,228   1,073,358       0.3%
    Magellan Financial Group, Ltd.             14,276     265,458       0.1%
    Medibank Pvt, Ltd.                        178,857     420,989       0.1%
    Orica, Ltd.                                32,802     525,394       0.2%
    Orora, Ltd.                                66,670     173,849       0.1%
    Qantas Airways, Ltd.                      112,091     529,029       0.2%
    Ramsay Health Care, Ltd.                   16,609     851,537       0.3%
    REA Group, Ltd.                             5,972     331,116       0.1%
    Rio Tinto, Ltd.                            19,440   1,035,885       0.3%
    Seek, Ltd.                                 18,546     261,153       0.1%
    Telstra Corp., Ltd.                       206,163     559,523       0.2%
    TPG Telecom, Ltd.                          33,380     138,161       0.0%
    Woolworths, Ltd.                           45,355     899,148       0.3%
                                                      -----------       ---
TOTAL AUSTRALIA                                        19,524,907       6.1%
                                                      -----------       ---
AUSTRIA -- (0.2%)
    ANDRITZ AG                                  2,842     160,704       0.1%
    OMV AG                                      5,984     359,120       0.1%
    Voestalpine AG                              5,877     323,107       0.1%
                                                      -----------       ---
TOTAL AUSTRIA                                             842,931       0.3%
                                                      -----------       ---
BELGIUM -- (1.0%)
    Anheuser-Busch InBev SA/NV                 12,579   1,542,451       0.5%
#   Anheuser-Busch InBev SA/NV Sponsored ADR    2,555     313,703       0.1%
    Colruyt SA                                  6,221     318,169       0.1%
    Proximus SADP                              16,430     545,581       0.1%
    Umicore SA                                 20,208     903,099       0.3%
                                                      -----------       ---
TOTAL BELGIUM                                           3,623,003       1.1%
                                                      -----------       ---
CANADA -- (7.6%)
#   Agnico Eagle Mines, Ltd.                    8,326     371,589       0.1%
#   Agrium, Inc.                               10,482   1,141,699       0.4%
*   Air Canada                                  4,400      87,175       0.0%
    Alimentation Couche-Tard, Inc. Class B     18,970     889,462       0.3%
    ARC Resources, Ltd.                         2,700      32,921       0.0%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------ ----------- ---------------
CANADA -- (Continued)
#   Barrick Gold Corp.                        47,808 $   690,826       0.2%
    BCE, Inc.                                  7,401     341,739       0.1%
    BRP, Inc.                                  2,800      94,107       0.0%
    CAE, Inc.(2162760)                         2,400      42,527       0.0%
    CAE, Inc.(124765108)                      22,140     392,099       0.1%
    Canadian Imperial Bank of Commerce        11,010     969,431       0.3%
    Canadian National Railway Co.             33,646   2,708,167       0.8%
    Canadian Pacific Railway, Ltd.             6,572   1,139,848       0.4%
#   Canadian Tire Corp., Ltd. Class A          6,700     822,115       0.3%
    CCL Industries, Inc. Class B               8,500     409,681       0.1%
*   CGI Group, Inc. Class A(2159740)           3,494     185,655       0.1%
*   CGI Group, Inc. Class A(39945C109)         7,689     408,593       0.1%
    CI Financial Corp.                        26,561     590,473       0.2%
    Cogeco Communications, Inc.                1,200      86,272       0.0%
    Constellation Software, Inc.               2,045   1,163,467       0.4%
    Dollarama, Inc.                            5,600     623,375       0.2%
    George Weston, Ltd.                        7,000     587,737       0.2%
    Gildan Activewear, Inc.                   11,216     343,210       0.1%
    IGM Financial, Inc.                       10,100     355,978       0.1%
    Inter Pipeline, Ltd.                      34,463     700,960       0.2%
    Jean Coutu Group PJC, Inc. (The) Class A   6,900     130,929       0.0%
    Keyera Corp.                               9,500     279,676       0.1%
    Loblaw Cos., Ltd.                          8,753     451,728       0.1%
#   Methanex Corp.                             7,785     379,519       0.1%
    Metro, Inc.                               12,300     387,182       0.1%
    National Bank of Canada                    9,800     475,605       0.1%
    Northland Power, Inc.                     10,923     208,876       0.1%
    Onex Corp.                                 4,100     311,608       0.1%
#   Peyto Exploration & Development Corp.     13,375     182,466       0.1%
    Quebecor, Inc. Class B                     7,933     299,340       0.1%
    Restaurant Brands International, Inc.      9,150     591,158       0.2%
    Rogers Communications, Inc. Class B       16,158     838,600       0.3%
#   Royal Bank of Canada(2754383)             22,390   1,750,623       0.5%
    Royal Bank of Canada(780087102)           19,804   1,547,683       0.5%
    Saputo, Inc.                              14,374     518,984       0.2%
#   Shaw Communications, Inc. Class B         39,413     900,193       0.3%
*   Spin Master Corp.                          1,500      55,531       0.0%
#   Thomson Reuters Corp.                     10,996     515,053       0.2%
    Toromont Industries, Ltd.                  2,000      88,164       0.0%
    TransCanada Corp.                          7,216     342,616       0.1%
    Vermilion Energy, Inc.                     5,679     193,824       0.1%
    Waste Connections, Inc.(BYQFRK5)           2,760     195,003       0.1%
    Waste Connections, Inc.(94106B101)            38       2,650       0.0%
    West Fraser Timber Co., Ltd.               7,200     437,938       0.1%
    Winpak, Ltd.                                 600      23,161       0.0%
                                                     -----------       ---
TOTAL CANADA                                          26,287,216       8.2%
                                                     -----------       ---
DENMARK -- (1.7%)
    Coloplast A.S. Class B                     1,542     135,724       0.0%
    Novo Nordisk A.S. Class B                 93,935   4,676,913       1.5%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                   PERCENTAGE
                                              SHARES   VALUE++   OF NET ASSETS**
                                              ------ ----------- ---------------
DENMARK -- (Continued)
#   Pandora A.S.                              10,574 $   998,468       0.3%
                                                     -----------       ---
TOTAL DENMARK                                          5,811,105       1.8%
                                                     -----------       ---
FINLAND -- (0.8%)
    Elisa Oyj                                  9,311     374,927       0.1%
    Kone Oyj Class B                          17,147     928,065       0.3%
    Neste Oyj                                  8,795     489,629       0.1%
    Orion Oyj Class A                          1,076      44,165       0.0%
    Orion Oyj Class B                          7,537     308,903       0.1%
    Sampo Oyj Class A                          4,602     240,822       0.1%
    Wartsila Oyj Abp                           5,193     334,257       0.1%
                                                     -----------       ---
TOTAL FINLAND                                          2,720,768       0.8%
                                                     -----------       ---
FRANCE -- (9.0%)
    Aeroports de Paris                         2,346     394,985       0.1%
    Air Liquide SA                            15,258   1,942,708       0.6%
    Airbus SE                                 23,615   2,423,253       0.7%
    Atos SE                                    8,563   1,329,968       0.4%
    BioMerieux                                 1,242      97,419       0.0%
    Bureau Veritas SA                         23,868     639,144       0.2%
    Christian Dior SE                          2,730     937,035       0.3%
    Cie Generale des Etablissements Michelin  22,124   3,202,368       1.0%
    Danone SA                                 14,999   1,225,885       0.4%
    Dassault Systemes SE                       2,873     304,987       0.1%
    Eiffage SA                                 9,241     965,274       0.3%
    Essilor International SA                   7,056     893,309       0.3%
    Eurofins Scientific SE                       274     171,402       0.1%
    Faurecia                                   8,786     638,701       0.2%
    Groupe Eurotunnel SE                      23,305     292,870       0.1%
    Hermes International                       1,059     549,735       0.2%
    Iliad SA                                   2,257     563,390       0.2%
    Imerys SA                                  1,384     126,021       0.0%
    Ingenico Group SA                          1,959     190,235       0.1%
    Ipsen SA                                   1,086     131,306       0.0%
    L'Oreal SA                                 1,568     348,979       0.1%
    Legrand SA                                13,101     972,231       0.3%
    LVMH Moet Hennessy Louis Vuitton SE        8,522   2,541,798       0.8%
    Publicis Groupe SA                        16,048   1,044,609       0.3%
    Safran SA                                 14,362   1,512,639       0.5%
    Sartorius Stedim Biotech                   1,492     101,681       0.0%
    SEB SA                                     1,615     300,964       0.1%
    Societe BIC SA                               288      30,410       0.0%
    Sodexo SA                                  6,610     840,943       0.3%
    STMicroelectronics NV                     28,432     669,327       0.2%
    Teleperformance                            3,742     546,497       0.2%
    Thales SA                                  9,804   1,021,709       0.3%
*   Ubisoft Entertainment SA                   6,444     491,675       0.1%
    Valeo SA                                  29,860   2,021,646       0.6%
    Vinci SA                                  18,638   1,826,106       0.6%
                                                     -----------       ---
TOTAL FRANCE                                          31,291,209       9.7%
                                                     -----------       ---

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                           SHARES    VALUE++   OF NET ASSETS**
                                           ------- ----------- ---------------
 GERMANY -- (8.0%)
     Adidas AG                               3,055 $   679,991       0.2%
     Axel Springer SE                        1,812     122,002       0.0%
     BASF SE                                15,279   1,670,809       0.5%
     Bayer AG                               29,869   3,885,324       1.2%
     Beiersdorf AG                           2,300     258,728       0.1%
     Brenntag AG                             6,229     353,407       0.1%
     Continental AG                          5,467   1,391,319       0.4%
     Covestro AG                            11,635   1,118,467       0.3%
     Deutsche Boerse AG                      8,461     876,262       0.3%
     Deutsche Post AG                       40,021   1,834,566       0.6%
     Deutsche Telekom AG                   159,217   2,882,992       0.9%
     E.ON SE                               181,853   2,153,946       0.7%
     Fielmann AG                             2,346     206,138       0.1%
     Fresenius Medical Care AG & Co. KGaA    9,013     872,656       0.3%
     Fresenius SE & Co. KGaA                16,413   1,374,034       0.4%
     Fuchs Petrolub SE                       2,112     105,176       0.0%
 #   Hochtief AG                             1,462     258,253       0.1%
     Infineon Technologies AG               42,775   1,183,072       0.4%
     KION Group AG                           5,596     448,394       0.1%
     Merck KGaA                              3,731     400,310       0.1%
     MTU Aero Engines AG                     3,372     570,615       0.2%
     OSRAM Licht AG                          2,987     228,714       0.1%
 #   ProSiebenSat.1 Media SE                18,700     658,683       0.2%
     Rational AG                               183     120,740       0.0%
     RTL Group SA                            3,682     273,575       0.1%
 *   RWE AG                                 57,488   1,445,470       0.5%
 #   SAP SE Sponsored ADR                      925     105,635       0.0%
     Siemens AG                                922     132,429       0.0%
 #   Symrise AG                              6,377     496,937       0.2%
     ThyssenKrupp AG                        34,004     912,195       0.3%
     United Internet AG                     10,775     683,355       0.2%
                                                   -----------       ---
 TOTAL GERMANY                                      27,704,194       8.6%
                                                   -----------       ---
 HONG KONG -- (2.5%)
     AIA Group, Ltd.                       236,200   1,779,880       0.5%
     ASM Pacific Technology, Ltd.           21,500     313,695       0.1%
     Chow Tai Fook Jewellery Group, Ltd.    65,800      68,778       0.0%
     Galaxy Entertainment Group, Ltd.      106,000     722,854       0.2%
     Hang Seng Bank, Ltd.                   24,400     578,352       0.2%
     Hong Kong Exchanges & Clearing, Ltd.   54,153   1,508,932       0.4%
     Kingston Financial Group, Ltd.         44,000      33,973       0.0%
 #   MGM China Holdings, Ltd.               87,600     197,617       0.1%
     Prada SpA                              49,600     171,073       0.1%
     Samsonite International SA            171,300     716,281       0.2%
     Sands China, Ltd.                     117,600     554,794       0.2%
     Techtronic Industries Co., Ltd.       154,000     904,013       0.3%
     VTech Holdings, Ltd.                   11,700     166,335       0.1%
     WH Group, Ltd.                        769,500     779,797       0.2%
     Wynn Macau, Ltd.                      133,200     341,966       0.1%
                                                   -----------       ---
 TOTAL HONG KONG                                     8,838,340       2.7%
                                                   -----------       ---

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                     SHARES   VALUE++   OF NET ASSETS**
                                                     ------- ---------- ---------------
IRELAND -- (0.4%)
    CRH P.L.C. Sponsored ADR                             600 $   22,512       0.0%
    Kerry Group P.L.C. Class A                         4,717    475,022       0.1%
    Kingspan Group P.L.C.                              6,912    288,951       0.1%
    Smurfit Kappa Group P.L.C.                        18,769    559,899       0.2%
                                                             ----------       ---
TOTAL IRELAND                                                 1,346,384       0.4%
                                                             ----------       ---
ISRAEL -- (0.4%)
    Bezeq The Israeli Telecommunication Corp., Ltd.  220,558    329,533       0.1%
    Delek Group, Ltd.                                    440     72,204       0.0%
    Elbit Systems, Ltd.                                1,308    194,395       0.1%
    Frutarom Industries, Ltd.                          2,654    218,566       0.1%
    Israel Chemicals, Ltd.                            34,492    143,836       0.0%
    Mizrahi Tefahot Bank, Ltd.                         9,961    179,829       0.1%
#   Nice, Ltd. Sponsored ADR                           1,179     98,222       0.0%
*   Tower Semiconductor, Ltd.                          4,828    159,614       0.0%
                                                             ----------       ---
TOTAL ISRAEL                                                  1,396,199       0.4%
                                                             ----------       ---
ITALY -- (2.3%)
    Atlantia SpA                                      39,408  1,284,724       0.4%
    CNH Industrial NV                                 91,330  1,165,247       0.3%
    Enel SpA                                         206,526  1,280,806       0.4%
    Eni SpA                                           48,811    797,963       0.2%
    Ferrari NV(BD6G507)                                5,441    651,518       0.2%
#   Ferrari NV(N3167Y103)                              2,904    347,551       0.1%
    Fiat Chrysler Automobiles NV                      54,412    940,853       0.3%
    Leonardo SpA                                      13,454    232,243       0.1%
    Luxottica Group SpA                                4,342    248,937       0.1%
    Moncler SpA                                       10,402    295,298       0.1%
    Poste Italiane SpA                                11,336     82,825       0.0%
    Prysmian SpA                                       6,150    211,618       0.1%
    Recordati SpA                                      5,894    273,910       0.1%
                                                             ----------       ---
TOTAL ITALY                                                   7,813,493       2.4%
                                                             ----------       ---
JAPAN -- (20.8%)
    ABC-Mart, Inc.                                     1,900     95,842       0.0%
    Ain Holdings, Inc.                                 2,300    157,353       0.0%
    Air Water, Inc.                                    8,000    153,532       0.0%
    Ajinomoto Co., Inc.                               24,300    488,833       0.1%
    Alps Electric Co., Ltd.                           24,000    734,497       0.2%
    Asahi Group Holdings, Ltd.                        16,000    730,534       0.2%
    Asahi Intecc Co., Ltd.                             4,800    276,942       0.1%
    Astellas Pharma, Inc.                             88,400  1,176,503       0.4%
    Bandai Namco Holdings, Inc.                       15,700    538,008       0.2%
    Bridgestone Corp.                                 21,487  1,026,442       0.3%
    Brother Industries, Ltd.                          21,700    528,028       0.2%
#   Calbee, Inc.                                       3,400    114,746       0.0%
    Canon, Inc.                                       13,000    488,372       0.1%
    Casio Computer Co., Ltd.                          17,300    255,289       0.1%
    Cosmos Pharmaceutical Corp.                          800    166,563       0.1%
#   CyberAgent, Inc.                                  10,800    334,473       0.1%
    Daifuku Co., Ltd.                                  3,351    163,389       0.1%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
  JAPAN -- (Continued)
      Daiichikosho Co., Ltd.                 4,800 $  226,189       0.1%
      Daikin Industries, Ltd.                9,300  1,027,751       0.3%
      Daito Trust Construction Co., Ltd.     4,400    769,271       0.2%
      Daiwa House Industry Co., Ltd.        23,600    865,008       0.3%
      Disco Corp.                              700    162,209       0.1%
      DMG Mori Co., Ltd.                     7,900    159,308       0.0%
      Don Quijote Holdings Co., Ltd.         5,900    247,476       0.1%
      Fast Retailing Co., Ltd.               1,400    468,405       0.1%
      FP Corp.                               2,200    115,612       0.0%
      Fuji Electric Co., Ltd.               42,000    304,295       0.1%
      Fujitsu General, Ltd.                  8,000    153,000       0.0%
      Fujitsu, Ltd.                        106,000    826,004       0.3%
      Furukawa Electric Co., Ltd.            7,200    438,341       0.1%
  #   GungHo Online Entertainment, Inc.     41,400    111,410       0.0%
  #   Harmonic Drive Systems, Inc.             800     41,570       0.0%
      Haseko Corp.                          36,400    528,580       0.2%
      Hikari Tsushin, Inc.                   1,800    233,030       0.1%
      Hino Motors, Ltd.                     33,500    431,179       0.1%
      Hitachi Chemical Co., Ltd.             5,200    148,282       0.0%
      Horiba, Ltd.                           1,700    101,293       0.0%
      Hoshizaki Corp.                        1,700    160,877       0.0%
      Hoya Corp.                            15,300    831,260       0.3%
      IHI Corp.                             19,200    691,563       0.2%
      Ito En, Ltd.                           5,300    185,573       0.1%
      Itochu Techno-Solutions Corp.          2,400     93,485       0.0%
      Izumi Co., Ltd.                        4,200    217,803       0.1%
      Japan Exchange Group, Inc.            28,300    510,205       0.2%
      Japan Lifeline Co., Ltd.                 400     19,188       0.0%
      Japan Tobacco, Inc.                   44,300  1,466,338       0.4%
      Kagome Co., Ltd.                       2,000     66,604       0.0%
      Kajima Corp.                         118,000  1,223,835       0.4%
  #   Kakaku.com, Inc.                      12,900    177,130       0.1%
      Kaken Pharmaceutical Co., Ltd.         3,200    162,169       0.1%
      Kansai Paint Co., Ltd.                 7,600    195,342       0.1%
      Kao Corp.                             19,400  1,172,441       0.4%
      KDDI Corp.                           103,100  2,746,856       0.8%
      Keihan Holdings Co., Ltd.              7,600    232,223       0.1%
      Kewpie Corp.                           5,300    132,210       0.0%
      Kirin Holdings Co., Ltd.              39,000    936,151       0.3%
      Koito Manufacturing Co., Ltd.         13,300    891,821       0.3%
      Konami Holdings Corp.                  4,300    209,432       0.1%
      Kose Corp.                             1,700    206,742       0.1%
      Kubota Corp.                          27,200    511,781       0.2%
      Kyudenko Corp.                         3,400    150,119       0.0%
      Lawson, Inc.                           6,600    430,972       0.1%
      Lion Corp.                             6,000    115,455       0.0%
      M3, Inc.                              20,300    605,479       0.2%
      Matsumotokiyoshi Holdings Co., Ltd.    1,900    136,635       0.0%
      Megmilk Snow Brand Co., Ltd.           1,700     47,587       0.0%
      MEIJI Holdings Co., Ltd.               4,400    359,700       0.1%
      Minebea Mitsumi, Inc.                 35,900    658,159       0.2%
      Miraca Holdings, Inc.                  5,300    246,593       0.1%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------- ---------- ---------------
   JAPAN -- (Continued)
       MISUMI Group, Inc.                    8,000 $  219,180       0.1%
       Mitsubishi Electric Corp.            58,000    992,583       0.3%
       Mitsui Mining & Smelting Co., Ltd.    6,700    348,636       0.1%
       Mixi, Inc.                            4,400    214,508       0.1%
   #   MonotaRO Co., Ltd.                    5,000    137,688       0.0%
       Morinaga & Co., Ltd.                  2,100    119,300       0.0%
       Murata Manufacturing Co., Ltd.        5,100    801,526       0.2%
       Nabtesco Corp.                        4,700    186,715       0.1%
   *   Nexon Co., Ltd.                       2,400     64,558       0.0%
       NGK Insulators, Ltd.                 18,600    368,306       0.1%
       Nichirei Corp.                       10,000    257,423       0.1%
       Nidec Corp.                           3,000    398,949       0.1%
   #   Nifco, Inc.                           5,200    339,462       0.1%
       Nihon M&A Center, Inc.                5,900    282,460       0.1%
   #   Nippon Paint Holdings Co., Ltd.      12,600    444,511       0.1%
       Nipro Corp.                          10,900    158,912       0.0%
       Nissan Chemical Industries, Ltd.      6,900    257,366       0.1%
       Nitori Holdings Co., Ltd.             1,400    203,464       0.1%
       Nitto Denko Corp.                     4,400    409,146       0.1%
       Nomura Research Institute, Ltd.       6,710    284,471       0.1%
       NS Solutions Corp.                      600     14,586       0.0%
       NSK, Ltd.                            29,600    426,194       0.1%
       NTT Data Corp.                       40,500    471,694       0.1%
       NTT DOCOMO, Inc.                     55,900  1,353,828       0.4%
       Olympus Corp.                        11,200    416,804       0.1%
       Omron Corp.                           8,700    487,509       0.1%
       Oracle Corp.                          3,800    321,539       0.1%
   #   Orient Corp.                         24,600     39,865       0.0%
       Oriental Land Co., Ltd.               3,400    271,943       0.1%
       Otsuka Corp.                          3,200    218,139       0.1%
       Panasonic Corp.                     124,700  1,882,890       0.6%
   #   Park24 Co., Ltd.                      9,400    217,284       0.1%
       Persol Holdings Co., Ltd.            15,800    391,771       0.1%
       Pigeon Corp.                          9,600    340,684       0.1%
   #   Pilot Corp.                           1,900     96,064       0.0%
       Rakuten, Inc.                        15,887    170,004       0.1%
       Recruit Holdings Co., Ltd.           33,600    823,793       0.2%
       Relo Group, Inc.                     11,700    289,663       0.1%
   #   Resorttrust, Inc.                     6,300    124,044       0.0%
       Rohto Pharmaceutical Co., Ltd.        1,000     23,083       0.0%
       Ryohin Keikaku Co., Ltd.              2,100    619,493       0.2%
       Sanwa Holdings Corp.                 18,700    234,503       0.1%
       Sawai Pharmaceutical Co., Ltd.        1,800    102,096       0.0%
       SCREEN Holdings Co., Ltd.             3,400    266,487       0.1%
       SCSK Corp.                            2,500    107,809       0.0%
       Secom Co., Ltd.                       5,300    403,553       0.1%
       Seibu Holdings, Inc.                 13,800    246,713       0.1%
       Seiko Epson Corp.                    22,900    546,469       0.2%
       Sekisui Chemical Co., Ltd.           36,700    740,764       0.2%
       Seria Co., Ltd.                       3,400    193,473       0.1%
       Seven & I Holdings Co., Ltd.         30,200  1,217,194       0.4%
   #   Seven Bank, Ltd.                     49,700    183,805       0.1%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                          SHARES   VALUE++   OF NET ASSETS**
                                          ------ ----------- ---------------
   JAPAN -- (Continued)
   #*  Sharp Corp.                         2,033 $    64,674       0.0%
       Shimadzu Corp.                     10,900     226,634       0.1%
       Shimano, Inc.                       1,500     205,262       0.1%
       Shimizu Corp.                      17,000     200,097       0.1%
       Shionogi & Co., Ltd.                3,700     199,197       0.1%
       Shiseido Co., Ltd.                  7,800     321,731       0.1%
       Showa Shell Sekiyu K.K.            24,400     287,853       0.1%
   #   Skylark Co., Ltd.                  12,200     182,477       0.1%
       SoftBank Group Corp.               49,540   4,390,340       1.4%
       Sohgo Security Services Co., Ltd.   3,500     168,623       0.1%
       Sony Corp.                         50,600   2,116,835       0.6%
       Square Enix Holdings Co., Ltd.      1,200      48,391       0.0%
       Stanley Electric Co., Ltd.          6,800     251,018       0.1%
       Start Today Co., Ltd.              14,700     402,627       0.1%
       Subaru Corp.                       35,300   1,219,583       0.4%
       Sugi Holdings Co., Ltd.             1,800      91,353       0.0%
       Sundrug Co., Ltd.                   6,300     274,166       0.1%
       Suntory Beverage & Food, Ltd.       5,500     253,068       0.1%
       Suruga Bank, Ltd.                   8,800     200,364       0.1%
       Suzuki Motor Corp.                 19,000   1,040,692       0.3%
       Sysmex Corp.                        6,300     431,170       0.1%
       Taisei Corp.                       14,000     775,698       0.2%
       Taiyo Nippon Sanso Corp.            9,500     114,068       0.0%
       Takeda Pharmaceutical Co., Ltd.    19,300   1,088,228       0.3%
       Terumo Corp.                        6,300     262,523       0.1%
       Toho Co., Ltd.                      3,800     125,899       0.0%
       Tokyo Electron, Ltd.                6,700   1,179,734       0.4%
       Tosoh Corp.                        39,500     852,439       0.3%
       TOTO, Ltd.                          6,499     318,282       0.1%
       Toyo Tire & Rubber Co., Ltd.       12,900     291,882       0.1%
       Toyota Boshoku Corp.                8,200     165,129       0.1%
       Trend Micro, Inc.                  11,300     605,947       0.2%
       Tsuruha Holdings, Inc.              1,900     235,567       0.1%
       Ulvac, Inc.                         3,500     247,954       0.1%
       Unicharm Corp.                     11,500     261,691       0.1%
       USS Co., Ltd.                       9,700     196,084       0.1%
       Welcia Holdings Co., Ltd.           4,000     151,809       0.0%
   #   Yahoo Japan Corp.                  43,800     195,823       0.1%
       Yamaha Motor Co., Ltd.             26,500     795,334       0.2%
       Yamazaki Baking Co., Ltd.          10,000     179,999       0.1%
   #   Yaskawa Electric Corp.             14,100     505,214       0.2%
       Yokogawa Electric Corp.            11,900     226,055       0.1%
       Zenkoku Hosho Co., Ltd.             3,900     160,246       0.0%
       Zensho Holdings Co., Ltd.          10,200     189,056       0.1%
                                                 -----------      ----
   TOTAL JAPAN                                    72,013,007      22.3%
                                                 -----------      ----
   NETHERLANDS -- (2.9%)
   #*  Altice NV Class A                  21,333     402,310       0.1%
   *   Altice NV Class B                   4,165      78,528       0.0%
       ASML Holding NV                       268      48,441       0.0%
       GrandVision NV                      8,146     203,308       0.1%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                 SHARES    VALUE++   OF NET ASSETS**
                                                 ------- ----------- ---------------
NETHERLANDS -- (Continued)
    Heineken NV                                    9,588 $   934,186       0.3%
    Koninklijke KPN NV                           332,172   1,142,961       0.4%
    RELX NV                                       71,813   1,621,307       0.5%
#   Unilever NV(B12T3J1)                           9,659     561,090       0.2%
#   Unilever NV(904784709)                        69,098   4,004,920       1.2%
    Wolters Kluwer NV                             21,220   1,040,046       0.3%
                                                         -----------       ---
TOTAL NETHERLANDS                                         10,037,097       3.1%
                                                         -----------       ---
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.                             50,778     301,470       0.1%
    Fisher & Paykel Healthcare Corp., Ltd.         8,573      77,759       0.0%
    Spark New Zealand, Ltd.                      158,737     399,940       0.1%
    Z Energy, Ltd.                                35,425     178,674       0.1%
                                                         -----------       ---
TOTAL NEW ZEALAND                                            957,843       0.3%
                                                         -----------       ---
NORWAY -- (0.8%)
    Aker BP ASA                                    8,093     186,436       0.1%
    Austevoll Seafood ASA                          7,742      77,492       0.0%
    Bakkafrost P/F                                 3,127     139,727       0.1%
    Gjensidige Forsikring ASA                      1,166      21,943       0.0%
    Leroy Seafood Group ASA                       19,860     119,269       0.0%
#   Marine Harvest ASA                            24,521     478,880       0.2%
*   Norwegian Finans Holding ASA                   4,185      52,290       0.0%
    Salmar ASA                                     3,180      94,812       0.0%
#   Statoil ASA                                   27,096     550,523       0.2%
#   Telenor ASA                                   38,705     821,852       0.3%
    TGS NOPEC Geophysical Co. ASA                  5,707     131,205       0.0%
    Tomra Systems ASA                              4,203      58,675       0.0%
    Veidekke ASA                                   4,272      47,868       0.0%
                                                         -----------       ---
TOTAL NORWAY                                               2,780,972       0.9%
                                                         -----------       ---
PORTUGAL -- (0.0%)
    Jeronimo Martins SGPS SA                       1,788      32,486       0.0%
                                                         -----------       ---
SINGAPORE -- (1.0%)
#   Dairy Farm International Holdings, Ltd.       21,800     178,295       0.1%
    Genting Singapore P.L.C.                     240,100     214,907       0.1%
    Great Eastern Holdings, Ltd.                   4,300      82,757       0.0%
    Jardine Cycle & Carriage, Ltd.                 8,144     235,496       0.1%
    Oversea-Chinese Banking Corp., Ltd.           10,600      92,576       0.0%
    SATS, Ltd.                                    64,300     221,795       0.1%
    Singapore Exchange, Ltd.                      81,500     458,656       0.1%
    Singapore Technologies Engineering, Ltd.     155,600     397,241       0.1%
    Singapore Telecommunications, Ltd.(B02PY22)  196,800     541,587       0.2%
    Singapore Telecommunications, Ltd.(B02PY00)   50,300     139,154       0.0%
#   StarHub, Ltd.                                 59,100     114,065       0.0%
    United Overseas Bank, Ltd.                    35,323     638,134       0.2%
                                                         -----------       ---
TOTAL SINGAPORE                                            3,314,663       1.0%
                                                         -----------       ---
SPAIN -- (2.9%)
    Abertis Infraestructuras SA                   39,066     844,951       0.3%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                    SHARES    VALUE++   OF NET ASSETS**
                                                    ------- ----------- ---------------
SPAIN -- (Continued)
    ACS Actividades de Construccion y Servicios SA   20,849 $   821,848       0.2%
    Aena SME SA                                       2,553     468,408       0.1%
    Amadeus IT Group SA                              42,665   2,894,773       0.9%
    Enagas SA                                        10,882     313,442       0.1%
    Endesa SA                                        16,916     387,178       0.1%
    Gas Natural SDG SA                               16,799     359,457       0.1%
    Grifols SA                                        6,830     213,744       0.1%
#   Industria de Diseno Textil SA                    23,520     879,131       0.3%
    Telefonica SA                                   270,480   2,836,104       0.9%
                                                            -----------       ---
TOTAL SPAIN                                                  10,019,036       3.1%
                                                            -----------       ---
SWEDEN -- (2.7%)
    AAK AB                                            1,356     109,589       0.0%
    Alfa Laval AB                                    14,689     371,997       0.1%
    Assa Abloy AB Class B                             5,799     122,259       0.0%
    Atlas Copco AB Class A                           26,585   1,165,791       0.4%
#   Atlas Copco AB Class B                           18,254     724,651       0.2%
    Axfood AB                                         9,285     167,890       0.1%
    Electrolux AB Series B                           27,762     981,292       0.3%
*   Essity AB Class B                                14,086     421,023       0.1%
#   Hennes & Mauritz AB Class B                      47,251   1,185,768       0.4%
#   Hexpol AB                                        13,698     138,546       0.1%
    Husqvarna AB Class B                             21,600     211,015       0.1%
    Indutrade AB                                      4,349     120,599       0.0%
    Lifco AB Class B                                  1,171      41,972       0.0%
#   NCC AB Class B                                    5,786     124,838       0.0%
    Peab AB                                           9,025      87,579       0.0%
    Sandvik AB                                       48,944     893,398       0.3%
    Securitas AB Class B                             26,151     458,844       0.2%
    SKF AB Class A                                      994      23,118       0.0%
    SKF AB Class B                                   32,575     757,005       0.2%
    Svenska Cellulosa AB SCA Class B                 14,086     132,267       0.0%
    Sweco AB Class B                                  1,886      40,330       0.0%
    Volvo AB Class A                                  9,996     197,979       0.1%
    Volvo AB Class B                                 51,587   1,021,744       0.3%
                                                            -----------       ---
TOTAL SWEDEN                                                  9,499,494       2.9%
                                                            -----------       ---
SWITZERLAND -- (7.2%)
    ABB, Ltd.                                        41,104   1,073,432       0.3%
    EMS-Chemie Holding AG                               442     289,763       0.1%
    Geberit AG                                        2,114     957,121       0.3%
    Givaudan SA                                         930   2,076,958       0.6%
    Kuehne + Nagel International AG                   2,949     515,237       0.2%
    Logitech International SA                         5,053     181,049       0.1%
    Lonza Group AG                                    3,609     958,771       0.3%
    Nestle SA                                        50,421   4,242,347       1.3%
    Partners Group Holding AG                         1,150     773,476       0.2%
    Roche Holding AG(7108918)                         1,391     323,243       0.1%
    Roche Holding AG(7110388)                        35,350   8,170,480       2.5%
    Schindler Holding AG                              1,430     315,820       0.1%
    SGS SA                                              539   1,331,083       0.4%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                  SHARES    VALUE++   OF NET ASSETS**
                                                  ------- ----------- ---------------
SWITZERLAND -- (Continued)
    Sika AG                                           212 $ 1,569,112       0.5%
    Sonova Holding AG                               3,183     574,633       0.2%
    Straumann Holding AG                              647     451,735       0.1%
#   Swisscom AG                                     1,003     506,740       0.2%
    Temenos Group AG                                4,063     469,161       0.2%
                                                          -----------       ---
TOTAL SWITZERLAND                                          24,780,161       7.7%
                                                          -----------       ---
UNITED KINGDOM -- (14.6%)
    Admiral Group P.L.C.                           10,526     268,895       0.1%
    Ashtead Group P.L.C.                           70,971   1,828,178       0.6%
    AstraZeneca P.L.C.                              6,864     464,425       0.1%
#   AstraZeneca P.L.C. Sponsored ADR               80,431   2,774,869       0.9%
    BAE Systems P.L.C.                            294,970   2,323,578       0.7%
    Berkeley Group Holdings P.L.C.                  6,214     308,777       0.1%
    BT Group P.L.C.                               435,140   1,499,288       0.5%
    Bunzl P.L.C.                                   25,039     779,977       0.2%
    Burberry Group P.L.C.                          23,812     601,430       0.2%
    Capita P.L.C.                                  32,835     228,664       0.1%
    Centrica P.L.C.                               689,470   1,554,871       0.5%
    Coca-Cola HBC AG                                6,088     205,757       0.1%
    Compass Group P.L.C.                           72,373   1,588,894       0.5%
    Croda International P.L.C.                      9,046     502,708       0.2%
    Diageo P.L.C.                                     999      34,115       0.0%
    Diageo P.L.C. Sponsored ADR                    12,703   1,740,438       0.5%
    DS Smith P.L.C.                                68,672     474,932       0.1%
    Evraz P.L.C.                                   13,223      50,680       0.0%
    Experian P.L.C.                                65,315   1,376,076       0.4%
    Ferguson P.L.C.                                12,294     859,719       0.3%
    Fresnillo P.L.C.                               16,544     286,116       0.1%
    G4S P.L.C.                                    204,785     764,139       0.2%
    GKN P.L.C.                                    143,368     604,275       0.2%
#   GlaxoSmithKline P.L.C. Sponsored ADR          110,142   4,012,473       1.2%
    Halma P.L.C.                                    7,937     124,539       0.0%
    Hargreaves Lansdown P.L.C.                     24,513     514,926       0.2%
    Imperial Brands P.L.C.                         27,604   1,125,458       0.3%
#   InterContinental Hotels Group P.L.C. ADR        9,253     514,374       0.2%
    International Consolidated Airlines Group SA   97,385     822,500       0.3%
    Intertek Group P.L.C.                          15,324   1,103,957       0.3%
    ITV P.L.C.                                    346,401     757,201       0.2%
    JD Sports Fashion P.L.C.                        8,717      41,396       0.0%
    Johnson Matthey P.L.C.                          8,224     369,222       0.1%
    Merlin Entertainments P.L.C.                   31,295     157,423       0.0%
    Micro Focus International P.L.C.                6,013     211,191       0.1%
    Mondi P.L.C.                                   31,733     767,437       0.2%
    Next P.L.C.                                    13,231     864,866       0.3%
    Persimmon P.L.C.                               13,291     494,632       0.2%
    Reckitt Benckiser Group P.L.C.                  9,354     836,871       0.3%
    RELX P.L.C.                                    51,970   1,195,876       0.4%
    Rentokil Initial P.L.C.                       163,739     730,169       0.2%
    Rightmove P.L.C.                                7,681     423,749       0.1%
#   Rio Tinto P.L.C. Sponsored ADR                 25,028   1,199,592       0.4%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                            SHARES     VALUE++    OF NET ASSETS**
                                           --------- ------------ ---------------
UNITED KINGDOM -- (Continued)
     Rolls-Royce Holdings P.L.C.(B63H849)    177,081 $  2,288,414        0.7%
*    Rolls-Royce Holdings P.L.C.(BDFB6Q6)  8,145,726       10,819        0.0%
     Sage Group P.L.C. (The)                  23,500      232,617        0.1%
*    Sky P.L.C.                               55,248      691,940        0.2%
     Smith & Nephew P.L.C.                    44,171      833,135        0.3%
     Smiths Group P.L.C.                      16,119      336,337        0.1%
     Spirax-Sarco Engineering P.L.C.           1,795      134,690        0.0%
     SSE P.L.C.                              148,543    2,728,126        0.8%
     St James's Place P.L.C.                  33,196      518,850        0.2%
     Taylor Wimpey P.L.C.                     78,057      206,857        0.1%
     Tesco P.L.C.                            442,099    1,065,276        0.3%
     TUI AG                                   51,848      936,434        0.3%
     Unilever P.L.C.                             712       40,352        0.0%
     Unilever P.L.C. Sponsored ADR            44,638    2,528,743        0.8%
     Whitbread P.L.C.                          7,041      345,336        0.1%
     Worldpay Group P.L.C.                    41,300      222,632        0.1%
                                                     ------------      -----
TOTAL UNITED KINGDOM                                   50,509,211       15.7%
                                                     ------------      -----
TOTAL COMMON STOCKS                                   321,143,719       99.5%
                                                     ------------      -----
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
     Fuchs Petrolub SE                         3,032      170,739        0.0%
     Sartorius AG                              2,864      267,429        0.1%
     Schaeffler AG                            11,745      187,263        0.1%
                                                     ------------      -----
TOTAL GERMANY                                             625,431        0.2%
                                                     ------------      -----
TOTAL PREFERRED STOCKS                                    625,431        0.2%
                                                     ------------      -----
TOTAL INVESTMENT SECURITIES                           321,769,150
                                                     ------------

                                                       VALUE+
                                                     ------------
SECURITIES LENDING COLLATERAL -- (7.1%)
(S)@ DFA Short Term Investment Fund        2,117,376   24,500,154        7.6%
                                                     ------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $293,750,141)    $346,269,304      107.3%
                                                     ============      =====

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                            -- $ 19,524,907   --    $ 19,524,907
     Austria                              --      842,931   --         842,931
     Belgium                     $   313,703    3,309,300   --       3,623,003
     Canada                       26,287,216           --   --      26,287,216
     Denmark                              --    5,811,105   --       5,811,105
     Finland                              --    2,720,768   --       2,720,768
     France                               --   31,291,209   --      31,291,209
     Germany                         105,635   27,598,559   --      27,704,194
     Hong Kong                            --    8,838,340   --       8,838,340
     Ireland                          22,512    1,323,872   --       1,346,384
     Israel                          452,231      943,968   --       1,396,199
     Italy                           347,551    7,465,942   --       7,813,493
     Japan                                --   72,013,007   --      72,013,007
     Netherlands                   4,053,361    5,983,736   --      10,037,097
     New Zealand                          --      957,843   --         957,843
     Norway                               --    2,780,972   --       2,780,972
     Portugal                             --       32,486   --          32,486
     Singapore                            --    3,314,663   --       3,314,663
     Spain                                --   10,019,036   --      10,019,036
     Sweden                               --    9,499,494   --       9,499,494
     Switzerland                     181,049   24,599,112   --      24,780,161
     United Kingdom               12,770,489   37,738,722   --      50,509,211
  Preferred Stocks
     Germany                              --      625,431   --         625,431
  Securities Lending Collateral           --   24,500,154   --      24,500,154
                                 ----------- ------------   --    ------------
  TOTAL                          $44,533,747 $301,735,557   --    $346,269,304
                                 =========== ============   ==    ============

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2017

                                                                  PERCENTAGE
                                               SHARES  VALUE++  OF NET ASSETS**
                                               ------- -------- ---------------
COMMON STOCKS -- (91.0%)
AUSTRALIA -- (6.1%)
*   3P Learning, Ltd.                           20,996 $ 20,277       0.0%
    Adacel Technologies, Ltd.                    6,957   14,854       0.0%
#   Adelaide Brighton, Ltd.                     72,231  343,868       0.2%
    Ainsworth Game Technology, Ltd.              3,568    6,228       0.0%
    ALS, Ltd.                                   13,513   81,130       0.1%
    Altium, Ltd.                                22,785  209,215       0.1%
#   AMA Group, Ltd.                             60,867   43,610       0.0%
#   Amaysim Australia, Ltd.                     37,101   54,419       0.0%
    AP Eagers, Ltd.                              9,799   56,357       0.0%
#   APN Outdoor Group, Ltd.                     28,532  102,235       0.1%
    Appen, Ltd.                                 11,057   45,731       0.0%
#   ARB Corp., Ltd.                             14,048  196,050       0.1%
    Asaleo Care, Ltd.                           51,720   58,657       0.0%
    Australian Finance Group, Ltd.              20,789   26,025       0.0%
#   Baby Bunting Group, Ltd.                     8,495   10,460       0.0%
    Bapcor, Ltd.                                 2,578   10,748       0.0%
#*  Bellamy's Australia, Ltd.                   16,462  151,710       0.1%
#   Blackmores, Ltd.                             2,323  284,112       0.2%
    Breville Group, Ltd.                        19,754  176,420       0.1%
    BT Investment Management, Ltd.              33,621  278,147       0.2%
    BWX, Ltd.                                   18,745  104,116       0.1%
    Capilano Honey, Ltd.                         1,518   19,538       0.0%
    carsales.com, Ltd.                          39,291  412,610       0.2%
#   Class, Ltd.                                 11,009   24,276       0.0%
*   Clinuvel Pharmaceuticals, Ltd.               6,940   37,130       0.0%
    Codan, Ltd.                                 12,863   23,625       0.0%
    Collins Foods, Ltd.                         16,637   70,626       0.1%
    Corporate Travel Management, Ltd.           13,288  244,771       0.1%
    Costa Group Holdings, Ltd.                  45,051  214,362       0.1%
#   Credit Corp. Group, Ltd.                     9,740  149,906       0.1%
    Data#3, Ltd.                                22,757   32,957       0.0%
#   Domino's Pizza Enterprises, Ltd.             8,394  300,109       0.2%
    DuluxGroup, Ltd.                            68,078  384,481       0.2%
*   Elders, Ltd.                                21,181   82,174       0.1%
    Event Hospitality and Entertainment, Ltd.    3,797   38,847       0.0%
    Evolution Mining, Ltd.                      97,383  174,939       0.1%
    Fairfax Media, Ltd.                        284,230  239,435       0.1%
#   Flight Centre Travel Group, Ltd.             7,625  273,367       0.2%
    G8 Education, Ltd.                          10,742   37,525       0.0%
    GUD Holdings, Ltd.                          16,897  154,542       0.1%
    GWA Group, Ltd.                             39,635   77,383       0.1%
    Hansen Technologies, Ltd.                   33,517   87,035       0.1%
    IDP Education, Ltd.                         26,188  112,414       0.1%
    Infomedia, Ltd.                             61,563   36,966       0.0%
#   Integrated Research, Ltd.                   19,978   58,716       0.0%
    InvoCare, Ltd.                              18,895  245,662       0.2%
    IOOF Holdings, Ltd.                         12,327  101,678       0.1%
#   IPH, Ltd.                                   20,757   93,085       0.1%
    IRESS, Ltd.                                 26,461  238,556       0.1%
    iSentia Group, Ltd.                         29,237   22,180       0.0%
    IVE Group, Ltd.                             13,402   20,943       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                         SHARES    VALUE++   OF NET ASSETS**
                                         ------- ----------- ---------------
    AUSTRALIA -- (Continued)
    #   JB Hi-Fi, Ltd.                    18,800 $   330,044       0.2%
        Jumbo Interactive, Ltd.            9,248      20,492       0.0%
        Lifestyle Communities, Ltd.        6,963      24,088       0.0%
        Lovisa Holdings, Ltd.              5,193      23,554       0.0%
        McMillan Shakespeare, Ltd.        12,105     146,110       0.1%
        Mineral Resources, Ltd.           25,226     336,635       0.2%
        MNF Group, Ltd.                    3,360      15,063       0.0%
        Monadelphous Group, Ltd.          15,101     196,335       0.1%
        Monash IVF Group, Ltd.            29,564      35,312       0.0%
    #   Mortgage Choice, Ltd.             21,829      36,913       0.0%
        Motorcycle Holdings, Ltd.          6,744      25,119       0.0%
        MYOB Group, Ltd.                   5,866      16,882       0.0%
    #   Navitas, Ltd.                     42,011     153,648       0.1%
        nib holdings, Ltd.                78,322     378,297       0.2%
        Nick Scali, Ltd.                   7,846      39,945       0.0%
        Northern Star Resources, Ltd.    105,628     420,057       0.2%
    #   OFX Group, Ltd.                   60,218      64,359       0.0%
    #   oOh!media, Ltd.                    3,549      11,906       0.0%
        Orora, Ltd.                      190,528     496,822       0.3%
        Pact Group Holdings, Ltd.         28,689     127,355       0.1%
        Perpetual, Ltd.                    7,355     273,348       0.2%
        Pioneer Credit, Ltd.               7,574      17,382       0.0%
    #   Platinum Asset Management, Ltd.   44,327     247,742       0.2%
    *   Praemium, Ltd.                    43,865      19,813       0.0%
    #   Pro Medicus, Ltd.                  5,887      30,194       0.0%
        PWR Holdings, Ltd.                10,213      20,756       0.0%
        Reckon, Ltd.                      18,830      17,952       0.0%
        Reece, Ltd.                        1,925      65,307       0.0%
    #   Regis Healthcare, Ltd.            22,275      62,170       0.0%
        Regis Resources, Ltd.             78,403     232,908       0.1%
        Reliance Worldwide Corp., Ltd.    65,560     187,501       0.1%
    #   Retail Food Group, Ltd.           15,906      53,596       0.0%
        Sandfire Resources NL             21,311      93,834       0.1%
    *   Saracen Mineral Holdings, Ltd.   140,582     155,792       0.1%
    #   SeaLink Travel Group, Ltd.        11,321      37,248       0.0%
        Servcorp, Ltd.                     1,141       4,865       0.0%
        SG Fleet Group, Ltd.              19,452      60,881       0.0%
        Silver Chef, Ltd.                    769       4,278       0.0%
        Sirtex Medical, Ltd.              10,956     114,737       0.1%
        SmartGroup Corp., Ltd.            15,838     117,973       0.1%
        SpeedCast International, Ltd.     36,182     115,386       0.1%
        St Barbara, Ltd.                 101,960     225,426       0.1%
    #   Super Retail Group, Ltd.          20,724     123,377       0.1%
        Technology One, Ltd.              47,805     184,665       0.1%
        Virtus Health, Ltd.                9,903      41,596       0.0%
        Vita Group, Ltd.                  15,220      15,079       0.0%
    #   Webjet, Ltd.                      18,988     167,501       0.1%
                                                 -----------       ---
    TOTAL AUSTRALIA                               11,874,450       6.7%
                                                 -----------       ---
    AUSTRIA -- (0.9%)
        ANDRITZ AG                        12,353     698,513       0.4%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                         SHARES   VALUE++   OF NET ASSETS**
                                         ------- ---------- ---------------
     AUSTRIA -- (Continued)
     #   DO & CO AG                        1,077 $   57,113       0.0%
         Kapsch TrafficCom AG                381     22,129       0.0%
         Lenzing AG                        1,992    269,654       0.2%
         Oesterreichische Post AG          5,923    263,018       0.2%
         Palfinger AG                        757     33,463       0.0%
         POLYTEC Holding AG                3,295     81,988       0.1%
         Porr Ag                             197      6,159       0.0%
     #   Semperit AG Holding                 454     13,275       0.0%
         Telekom Austria AG               25,709    240,692       0.1%
         Zumtobel Group AG                 3,259     55,719       0.0%
                                                 ----------       ---
     TOTAL AUSTRIA                                1,741,723       1.0%
                                                 ----------       ---
     BELGIUM -- (1.5%)
     *   AGFA-Gevaert NV                  37,233    174,935       0.1%
         bpost SA                         18,547    522,915       0.3%
         Cie Immobiliere de Belgique SA      376     23,273       0.0%
         Econocom Group SA                21,062    162,097       0.1%
         EVS Broadcast Equipment SA        2,827    106,244       0.1%
     *   Fagron                            8,981    116,498       0.1%
     *   Galapagos NV(B07Q2V5)               240     23,340       0.0%
     *   Galapagos NV(B07MXC1)             4,011    389,148       0.2%
     #   Ion Beam Applications             2,961     90,767       0.1%
         Jensen-Group NV                     520     25,026       0.0%
         Kinepolis Group NV                3,346    226,093       0.1%
         Lotus Bakeries                       55    139,630       0.1%
         Melexis NV                        4,009    401,716       0.2%
         Ontex Group NV                       82      2,884       0.0%
         Orange Belgium SA                 4,333    100,367       0.1%
         Resilux                              99     17,372       0.0%
         Sioen Industries NV               1,464     44,575       0.0%
         TER Beke SA                          73     14,733       0.0%
     *   Tessenderlo Group SA              5,906    283,422       0.2%
         Umicore SA                          762     34,054       0.0%
         Van de Velde NV                   1,365     75,521       0.0%
                                                 ----------       ---
     TOTAL BELGIUM                                2,974,610       1.7%
                                                 ----------       ---
     CANADA -- (7.7%)
     *   5N Plus, Inc.                     9,300     22,203       0.0%
         Ag Growth International, Inc.     2,800    109,604       0.1%
     #   AGT Food & Ingredients, Inc.      2,700     48,408       0.0%
     #   AirBoss of America Corp.          1,900     17,010       0.0%
         Altus Group, Ltd.                 5,571    152,133       0.1%
         Andrew Peller, Ltd. Class A       6,300     60,309       0.0%
     *   Avigilon Corp.                    6,500     96,384       0.1%
     *   B2Gold Corp.                    112,813    286,820       0.2%
     #   Badger Daylighting, Ltd.          6,138    139,736       0.1%
     #   Bird Construction, Inc.           5,468     41,452       0.0%
         BMTC Group, Inc.                    500      5,135       0.0%
         Boralex, Inc. Class A            11,328    201,254       0.1%
         Calian Group, Ltd.                  400     10,300       0.0%
     *   Canfor Corp.                      8,799    175,012       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
 CANADA -- (Continued)
     Canfor Pulp Products, Inc.                 2,672 $ 29,183       0.0%
     Cara Operations, Ltd.                      2,900   59,367       0.0%
 *   Celestica, Inc.                           11,252  112,947       0.1%
 #   Cineplex, Inc.                             9,583  289,845       0.2%
     Clearwater Seafoods, Inc.                  4,851   33,578       0.0%
     Cogeco Communications, Inc.                  765   54,999       0.0%
     Cogeco, Inc.                               1,000   68,165       0.0%
     Colliers International Group, Inc.         5,309  311,149       0.2%
     Computer Modelling Group, Ltd.            13,356  105,908       0.1%
     Corby Spirit and Wine, Ltd.                1,200   20,371       0.0%
     Cott Corp.                                21,049  315,547       0.2%
 *   CRH Medical Corp.                         17,865   41,959       0.0%
 *   Descartes Systems Group, Inc. (The)       11,619  336,835       0.2%
 #   DHX Media, Ltd.(BRF12P5)                   7,088   23,350       0.0%
     DHX Media, Ltd.(BRF12N3)                   1,200    3,990       0.0%
 *   DIRTT Environmental Solutions             12,800   63,201       0.0%
 *   Endeavour Mining Corp.                     9,665  171,784       0.1%
 #*  Endeavour Silver Corp.                    17,700   36,632       0.0%
     Enercare, Inc.                            16,487  256,998       0.1%
     Enerplus Corp.                            12,900  118,291       0.1%
     Enghouse Systems, Ltd.                     2,907  122,851       0.1%
     Evertz Technologies, Ltd.                  3,300   48,243       0.0%
 #   Exchange Income Corp.                      3,800  102,209       0.1%
     Exco Technologies, Ltd.                    4,161   33,769       0.0%
 #   Extendicare, Inc.                         15,025  109,127       0.1%
 #*  First Majestic Silver Corp.               24,500  165,030       0.1%
 #   First National Financial Corp.             2,437   54,214       0.0%
     FirstService Corp.                         5,450  379,400       0.2%
 #   Freehold Royalties, Ltd.                  13,200  161,457       0.1%
 #   Gamehost, Inc.                             2,400   20,278       0.0%
 #   Gluskin Sheff + Associates, Inc.           5,447   68,146       0.0%
     goeasy, Ltd.                                 500   12,111       0.0%
 *   Great Canadian Gaming Corp.                7,800  185,372       0.1%
 *   Guyana Goldfields, Inc.                   25,594   91,258       0.1%
     High Liner Foods, Inc.                     3,616   39,829       0.0%
     Imvescor Restaurant Group, Inc.            8,400   25,719       0.0%
     Information Services Corp.                 2,603   35,612       0.0%
     Innergex Renewable Energy, Inc.           14,600  159,456       0.1%
 *   Interfor Corp.                             5,400   87,900       0.1%
     Intertape Polymer Group, Inc.             10,946  161,547       0.1%
     Jean Coutu Group PJC, Inc. (The) Class A   9,758  185,161       0.1%
     K-Bro Linen, Inc.                          1,203   36,423       0.0%
 *   Kinaxis, Inc.                              3,250  162,059       0.1%
     Kirkland Lake Gold, Ltd.                  25,993  304,840       0.2%
 *   Klondex Mines, Ltd.                       25,638   74,126       0.0%
 #   Labrador Iron Ore Royalty Corp.            8,600  139,189       0.1%
     Lassonde Industries, Inc. Class A            200   37,982       0.0%
     Leon's Furniture, Ltd.                     2,432   36,892       0.0%
     Logistec Corp. Class B                       800   25,734       0.0%
     Lucara Diamond Corp.                      51,000   88,947       0.1%
     Magellan Aerospace Corp.                   2,900   43,429       0.0%
 #   Maxar Technologies, Ltd.                   5,367  339,509       0.2%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                              SHARES    VALUE++   OF NET ASSETS**
                                              ------- ----------- ---------------
CANADA -- (Continued)
#   Mediagrif Interactive Technologies, Inc.    1,500 $    15,638       0.0%
    Medical Facilities Corp.                    5,347      58,315       0.0%
*   Mitel Networks Corp.                       10,500      90,260       0.1%
    Morneau Shepell, Inc.                       9,000     149,919       0.1%
    MTY Food Group, Inc.                        3,000     118,433       0.1%
    Mullen Group, Ltd.                          8,054     105,693       0.1%
#   New Flyer Industries, Inc.                  8,783     372,670       0.2%
    Norbord, Inc.                               7,600     273,932       0.2%
    North West Co., Inc. (The)                  7,493     182,838       0.1%
#   Northland Power, Inc.                      17,566     335,907       0.2%
*   NuVista Energy, Ltd.                       20,100     124,953       0.1%
#   OceanaGold Corp.                           80,480     215,844       0.1%
    Pan American Silver Corp.                  20,700     338,234       0.2%
*   Paramount Resources, Ltd. Class A           1,920      32,861       0.0%
*   Parex Resources, Inc.                      22,500     299,279       0.2%
    Pason Systems, Inc.                        11,693     169,762       0.1%
#   Peyto Exploration & Development Corp.      13,135     179,192       0.1%
*   Premier Gold Mines, Ltd.                   21,916      58,268       0.0%
    Premium Brands Holdings Corp.               4,300     347,973       0.2%
#*  Pulse Seismic, Inc.                        15,400      39,870       0.0%
*   Raging River Exploration, Inc.             32,081     189,238       0.1%
    Richelieu Hardware, Ltd.                    8,445     221,189       0.1%
*   Richmont Mines, Inc.                       10,195      88,745       0.1%
    Rogers Sugar, Inc.                         11,900      58,573       0.0%
*   Roxgold, Inc.                              33,000      28,137       0.0%
    Russel Metals, Inc.                         8,400     187,781       0.1%
#   Savaria Corp.                               3,500      43,190       0.0%
    ShawCor, Ltd.                               4,455      96,552       0.1%
#   Sienna Senior Living, Inc.                  5,790      79,752       0.0%
    Sleep Country Canada Holdings, Inc.         4,100     121,624       0.1%
    Stantec, Inc.                              15,460     441,714       0.3%
#*  Stars Group, Inc. (The)                     3,700      74,482       0.0%
    Stella-Jones, Inc.                          6,700     261,747       0.2%
#   Student Transportation, Inc.               13,355      78,157       0.0%
#   Superior Plus Corp.                        20,838     209,818       0.1%
*   Tembec, Inc.                               10,800      39,262       0.0%
    TFI International, Inc.                    12,750     307,755       0.2%
*   Theratechnologies, Inc.                    12,159      72,100       0.0%
*   Torex Gold Resources, Inc.                     54         745       0.0%
    Toromont Industries, Ltd.                  12,004     529,159       0.3%
    Transcontinental, Inc. Class A              7,900     175,379       0.1%
#   Uni-Select, Inc.                            7,000     151,275       0.1%
#*  Wesdome Gold Mines, Ltd.                   19,900      27,611       0.0%
    Western Forest Products, Inc.              57,628     117,034       0.1%
    Westshore Terminals Investment Corp.        8,641     164,836       0.1%
    Winpak, Ltd.                                5,300     204,589       0.1%
    ZCL Composites, Inc.                        4,900      51,655       0.0%
                                                      -----------       ---
TOTAL CANADA                                           14,889,618       8.4%
                                                      -----------       ---
CHINA -- (0.0%)
    BEP International Holdings, Ltd.          980,000      22,912       0.0%
                                                      -----------       ---

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                            SHARES  VALUE++   OF NET ASSETS**
                                            ------ ---------- ---------------
   DENMARK -- (1.8%)
       ALK-Abello A.S.                          46 $    7,201       0.0%
       Ambu A.S. Class B                     5,761    531,001       0.3%
       Brodrene Hartmann A.S.                  300     16,309       0.0%
       Columbus A.S.                         4,495      9,291       0.0%
       DFDS A.S.                             3,783    219,383       0.1%
       GN Store Nord A.S.                   27,952    925,031       0.5%
   *   H+H International A.S. Class B        2,233     45,449       0.0%
       IC Group A.S.                           172      4,226       0.0%
       NNIT A.S.                             2,502     71,281       0.1%
       Per Aarsleff Holding A.S.               271      7,512       0.0%
       Rockwool International A.S. Class A     269     66,713       0.0%
       Royal Unibrew A.S.                    8,908    512,839       0.3%
       RTX A.S.                                659     19,547       0.0%
       SimCorp A.S.                          8,214    501,649       0.3%
   *   Topdanmark A.S.                      11,942    490,920       0.3%
                                                   ----------       ---
   TOTAL DENMARK                                    3,428,352       1.9%
                                                   ----------       ---
   FINLAND -- (2.3%)
       Alma Media Oyj                        7,507     60,799       0.0%
       Amer Sports Oyj                       9,764    242,935       0.1%
       Asiakastieto Group Oyj                1,779     47,234       0.0%
       Elisa Oyj                            22,180    893,125       0.5%
       F-Secure Oyj                         19,279     98,755       0.1%
       Huhtamaki Oyj                        11,881    506,069       0.3%
       Konecranes Oyj                        8,728    401,869       0.2%
       Lassila & Tikanoja Oyj                5,531    117,280       0.1%
       Nokian Renkaat Oyj                   15,580    714,299       0.4%
       Olvi Oyj Class A                      2,107     68,827       0.0%
       Oriola Oyj Class A                      683      2,790       0.0%
       Oriola Oyj Class B                   17,922     67,206       0.0%
       Orion Oyj Class A                       619     25,407       0.0%
       Orion Oyj Class B                     6,956    285,091       0.2%
       Ponsse Oyj                            1,593     50,003       0.0%
       Ramirent Oyj                         11,961    110,043       0.1%
       Revenio Group Oyj                       746     31,987       0.0%
       Tieto Oyj                             8,478    259,567       0.2%
       Tikkurila Oyj                           726     14,351       0.0%
   #   Uponor Oyj                            8,339    167,869       0.1%
       Vaisala Oyj Class A                     969     52,668       0.0%
       Valmet Oyj                           13,296    257,794       0.2%
                                                   ----------       ---
   TOTAL FINLAND                                    4,475,968       2.5%
                                                   ----------       ---
   FRANCE -- (4.8%)
   *   Air France-KLM                       17,150    268,529       0.2%
       Akka Technologies                       886     53,431       0.0%
       Alten SA                              3,939    344,727       0.2%
       Altran Technologies SA               20,130    372,300       0.2%
   #   Assystem                              1,349     52,198       0.0%
       Aubay                                   818     32,931       0.0%
       Bastide le Confort Medical              488     26,286       0.0%
       Boiron SA                               892     80,537       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                              SHARES  VALUE++   OF NET ASSETS**
                                              ------ ---------- ---------------
FRANCE -- (Continued)
    Cie Plastic Omnium SA                      8,351 $  348,216       0.2%
    Derichebourg SA                           10,683    113,911       0.1%
    Devoteam SA                                  966     90,273       0.1%
    Elior Group SA                            14,354    407,628       0.2%
    Elis SA                                    8,817    229,878       0.1%
    Euronext NV                                7,904    469,424       0.3%
    Europcar Groupe SA                         9,190    131,432       0.1%
    Faurecia                                   8,359    607,660       0.3%
#   Gaztransport Et Technigaz SA               3,001    146,884       0.1%
    Groupe Crit                                  163     15,383       0.0%
    Groupe Eurotunnel SE                       7,087     89,061       0.1%
    Guerbet                                    1,092     98,312       0.1%
*   ID Logistics Group                           337     57,861       0.0%
    Ingenico Group SA                          7,467    725,108       0.4%
    Ipsen SA                                   1,850    223,679       0.1%
    Kaufman & Broad SA                         2,329    102,915       0.1%
    Le Noble Age                                 725     50,828       0.0%
    Lectra                                     3,986    116,644       0.1%
    Linedata Services                            683     31,147       0.0%
    LISI                                       2,218    101,814       0.1%
    Metropole Television SA                    8,527    197,133       0.1%
    MGI Coutier                                  993     40,317       0.0%
    Oeneo SA                                   3,907     43,060       0.0%
    Plastivaloire                                719     18,412       0.0%
    Robertet SA                                   69     32,270       0.0%
    Sartorius Stedim Biotech                   3,876    264,152       0.1%
    Societe BIC SA                             1,835    193,759       0.1%
    Societe pour l'Informatique Industrielle   1,340     34,714       0.0%
*   SOITEC                                     2,033    159,987       0.1%
    Somfy SA                                   1,020    103,312       0.1%
    Sopra Steria Group                         1,791    335,978       0.2%
    SPIE SA                                   10,155    267,192       0.2%
    Stef SA                                      147     16,250       0.0%
    Synergie SA                                1,429     77,401       0.0%
    Tarkett SA                                 3,169    134,805       0.1%
    Technicolor SA                            33,831    119,883       0.1%
    Teleperformance                            2,194    320,421       0.2%
    Tessi SA                                     132     26,695       0.0%
    Thermador Groupe                             109     13,323       0.0%
    Trigano SA                                 1,143    184,449       0.1%
*   Ubisoft Entertainment SA                  12,800    976,635       0.6%
    Union Financiere de France BQE SA            286     10,824       0.0%
*   Worldline SA                               5,287    258,528       0.1%
                                                     ----------       ---
TOTAL FRANCE                                          9,218,497       5.2%
                                                     ----------       ---
GERMANY -- (5.1%)
    All for One Steeb AG                         168     11,903       0.0%
    Amadeus Fire AG                              899     82,415       0.1%
    Atoss Software AG                            339     28,825       0.0%
#   Axel Springer SE                           3,642    245,216       0.1%
    Basler AG                                    591    120,341       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                               SHARES  VALUE++   OF NET ASSETS**
                                                                               ------ ---------- ---------------
GERMANY -- (Continued)
    Bechtle AG                                                                  3,913 $  313,181       0.2%
    Bertrandt AG                                                                  723     68,211       0.0%
    CANCOM SE                                                                   2,117    156,392       0.1%
    CENIT AG                                                                    1,465     34,666       0.0%
    Cewe Stiftung & Co. KGAA                                                      665     65,202       0.0%
    CompuGroup Medical SE                                                       3,549    204,343       0.1%
*   Constantin Medien AG                                                        7,778     17,217       0.0%
    CTS Eventim AG & Co. KGaA                                                   6,196    256,282       0.2%
    Data Modul AG                                                                 108      9,656       0.0%
*   Dialog Semiconductor P.L.C.                                                 5,664    282,981       0.2%
    Diebold Nixdorf AG                                                            585     49,064       0.0%
    Dr Hoenle AG                                                                  585     27,105       0.0%
    Duerr AG                                                                    3,241    448,521       0.3%
#   Ferratum Oyj                                                                1,733     54,848       0.0%
    Fielmann AG                                                                 3,292    289,261       0.2%
    Freenet AG                                                                 11,761    393,851       0.2%
    Fuchs Petrolub SE                                                           4,186    208,459       0.1%
    Gerresheimer AG                                                             3,949    315,866       0.2%
#   GFT Technologies SE                                                         3,181     47,772       0.0%
    Grammer AG                                                                    316     18,360       0.0%
    GRENKE AG                                                                   2,498    244,633       0.1%
    Hamburger Hafen und Logistik AG                                             3,408    108,837       0.1%
*   Heidelberger Druckmaschinen AG                                             36,744    146,892       0.1%
    Hugo Boss AG                                                                9,268    828,924       0.5%
    Isra Vision AG                                                                452     87,952       0.1%
#   Koenig & Bauer AG                                                           2,116    164,746       0.1%
    Krones AG                                                                   1,626    205,719       0.1%
    KWS Saat SE                                                                    92     38,761       0.0%
    Leifheit AG                                                                 1,088     38,689       0.0%
    MTU Aero Engines AG                                                         6,697  1,133,276       0.6%
    Nemetschek SE                                                               3,181    284,417       0.2%
    Nexus AG                                                                    2,240     68,188       0.0%
    Norma Group SE                                                              4,470    304,647       0.2%
    OHB SE                                                                        796     38,795       0.0%
#   paragon AG                                                                    558     48,543       0.0%
*   Patrizia Immobilien AG                                                      1,361     28,823       0.0%
    PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie   1,015     22,737       0.0%
    QSC AG                                                                     16,273     32,536       0.0%
    Rational AG                                                                   484    319,333       0.2%
#   S&T AG                                                                      5,316    102,868       0.1%
    Secunet Security Networks AG                                                  168     16,415       0.0%
*   Siltronic AG                                                                2,890    431,326       0.2%
    Sixt SE                                                                     1,646    154,066       0.1%
    Software AG                                                                 3,433    174,499       0.1%
    Stabilus SA                                                                 3,487    318,447       0.2%
    STRATEC Biomedical AG                                                         480     34,946       0.0%
    Stroeer SE & Co. KGaA                                                       3,853    246,414       0.1%
    Takkt AG                                                                    4,021     83,558       0.1%
    Technotrans AG                                                                856     49,698       0.0%
    Washtec AG                                                                  1,821    161,285       0.1%
    XING SE                                                                       336     99,820       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                       PERCENTAGE
                                                                                 SHARES    VALUE++   OF NET ASSETS**
                                                                                --------- ---------- ---------------
GERMANY -- (Continued)
    Zeal Network SE                                                                   686 $   18,435       0.0%
                                                                                          ----------       ---
TOTAL GERMANY                                                                              9,788,163       5.5%
                                                                                          ----------       ---
HONG KONG -- (2.5%)
    Alltronics Holdings, Ltd.                                                      63,000     21,877       0.0%
#   Bright Smart Securities & Commodities Group, Ltd.                              98,000     31,057       0.0%
#*  Brightoil Petroleum Holdings, Ltd.                                            474,000     91,137       0.1%
    Cafe de Coral Holdings, Ltd.                                                   52,000    160,005       0.1%
    CGN Mining Co., Ltd.                                                           85,000      6,209       0.0%
*   China Fortune Financial Group, Ltd.                                           368,000      9,715       0.0%
#*  China LNG Group, Ltd.                                                         263,999     44,010       0.0%
#*  China Shandong Hi-Speed Financial Group, Ltd.                               1,002,000     54,004       0.0%
    Chow Sang Sang Holdings International, Ltd.                                    22,000     47,980       0.0%
    CITIC Telecom International Holdings, Ltd.                                    148,000     42,324       0.0%
    CK Life Sciences Intl Holdings, Inc.                                          216,000     16,606       0.0%
    CNQC International Holdings, Ltd.                                              45,000     16,388       0.0%
    Eagle Nice International Holdings, Ltd.                                        28,000     13,828       0.0%
#   Fairwood Holdings, Ltd.                                                        16,500     65,997       0.1%
*   Freeman FinTech Corp., Ltd.                                                 1,120,000     65,371       0.1%
#*  GCL New Energy Holdings, Ltd.                                                 792,000     57,899       0.0%
    Giordano International, Ltd.                                                  186,000    105,158       0.1%
    Goodbaby International Holdings, Ltd.                                         109,000     59,548       0.0%
#   Guotai Junan International Holdings, Ltd.                                     362,000    115,733       0.1%
    Haitong International Securities Group, Ltd.                                   71,484     40,544       0.0%
    HKBN, Ltd.                                                                    153,500    155,859       0.1%
    Hong Kong Aircraft Engineering Co., Ltd.                                        3,200     21,594       0.0%
    Hong Kong International Construction Investment Management Group Co., Ltd.     68,000     25,468       0.0%
*   Huarong International Financial Holdings, Ltd.                                 55,000     18,479       0.0%
    IGG, Inc.                                                                     132,000    177,222       0.1%
    IT, Ltd.                                                                       62,000     32,121       0.0%
    Johnson Electric Holdings, Ltd.                                                44,875    181,053       0.1%
    Karrie International Holdings, Ltd.                                           126,000     18,422       0.0%
    L'Occitane International SA                                                    54,250    103,077       0.1%
    Lifestyle International Holdings, Ltd.                                        131,500    180,319       0.1%
    Luk Fook Holdings International, Ltd.                                          52,000    219,970       0.1%
    Man Wah Holdings, Ltd.                                                        239,200    216,105       0.1%
    Microport Scientific Corp.                                                     66,000     65,137       0.0%
    Modern Dental Group, Ltd.                                                      40,000     11,231       0.0%
    NagaCorp, Ltd.                                                                402,000    324,790       0.2%
    Nameson Holdings, Ltd.                                                         62,000     18,211       0.0%
*   NEW Concepts Holdings, Ltd.                                                    20,000     13,588       0.0%
    Pacific Textiles Holdings, Ltd.                                               137,000    144,187       0.1%
    Pico Far East Holdings, Ltd.                                                  138,000     58,389       0.0%
    Playmates Toys, Ltd.                                                           56,000      8,833       0.0%
#*  Realord Group Holdings, Ltd.                                                   62,000     40,376       0.0%
#   Regina Miracle International Holdings, Ltd.                                    43,000     41,291       0.0%
#*  Rentian Technology Holdings, Ltd.                                             260,000     12,500       0.0%
    SA SA International Holdings, Ltd.                                            193,991     70,398       0.1%
    Shenwan Hongyuan HK, Ltd.                                                      35,000     12,710       0.0%
    SITC International Holdings Co., Ltd.                                         175,000    168,799       0.1%
#   SmarTone Telecommunications Holdings, Ltd.                                     54,000     67,234       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                 PERCENTAGE
                                                            SHARES   VALUE++   OF NET ASSETS**
                                                            ------- ---------- ---------------
HONG KONG -- (Continued)
    Stella International Holdings, Ltd.                      53,500 $   87,159       0.1%
#   Television Broadcasts, Ltd.                              46,500    175,858       0.1%
    Texwinca Holdings, Ltd.                                  98,000     59,177       0.0%
    TK Group Holdings, Ltd.                                  32,000     15,795       0.0%
*   Tom Group, Ltd.                                          96,000     24,254       0.0%
#   Tradelink Electronic Commerce, Ltd.                      60,000     10,610       0.0%
    Tsui Wah Holdings, Ltd.                                 108,000     16,347       0.0%
    Union Medical Healthcare, Ltd.                           36,000     16,869       0.0%
#*  United Laboratories International Holdings, Ltd. (The)   92,000     80,097       0.1%
    Value Partners Group, Ltd.                              134,000    132,943       0.1%
    Vitasoy International Holdings, Ltd.                    120,000    277,468       0.2%
    VTech Holdings, Ltd.                                     26,400    375,320       0.2%
    Wonderful Sky Financial Group Holdings, Ltd.             44,000     10,777       0.0%
#*  Yat Sing Holdings, Ltd.                                  50,000     15,794       0.0%
    Yeebo International Holdings, Ltd.                       82,000     43,726       0.0%
                                                                    ----------       ---
TOTAL HONG KONG                                                      4,814,947       2.7%
                                                                    ----------       ---
IRELAND -- (0.4%)
    Datalex P.L.C.                                            6,850     28,353       0.0%
    Glanbia P.L.C.                                           29,000    560,911       0.3%
*   Independent News & Media P.L.C.                          88,117     11,208       0.0%
    Irish Continental Group P.L.C.                           24,780    165,063       0.1%
    Kingspan Group P.L.C.                                     1,729     72,279       0.1%
                                                                    ----------       ---
TOTAL IRELAND                                                          837,814       0.5%
                                                                    ----------       ---
ISRAEL -- (0.7%)
*   Arko Holdings, Ltd.                                      26,915     10,686       0.0%
    Avgol Industries 1953, Ltd.                              10,796     13,954       0.0%
    Carasso Motors, Ltd.                                      2,714     22,298       0.0%
*   Cellcom Israel, Ltd.                                      9,208     89,163       0.1%
    Danel Adir Yeoshua, Ltd.                                    491     23,478       0.0%
    Delek Automotive Systems, Ltd.                            7,090     53,273       0.0%
    Delta-Galil Industries, Ltd.                                425     13,900       0.0%
#   Direct Insurance Financial Investments, Ltd.              2,512     28,089       0.0%
    El Al Israel Airlines                                         2          1       0.0%
    Electra Consumer Products 1970, Ltd.                        992     19,797       0.0%
    Electra, Ltd.                                               310     70,574       0.0%
    FMS Enterprises Migun, Ltd.                                 713     27,954       0.0%
    Hilan, Ltd.                                               2,508     49,421       0.0%
    IDI Insurance Co., Ltd.                                   1,141     76,410       0.1%
    Inrom Construction Industries, Ltd.                       6,797     30,348       0.0%
    Kerur Holdings, Ltd.                                      1,026     31,277       0.0%
    Klil Industries, Ltd.                                       118     10,292       0.0%
    Matrix IT, Ltd.                                           7,751     85,178       0.1%
#   Maytronics, Ltd.                                          6,203     28,403       0.0%
    Naphtha Israel Petroleum Corp., Ltd.                      3,421     19,743       0.0%
*   Nova Measuring Instruments, Ltd.                          1,515     46,217       0.0%
*   Partner Communications Co., Ltd.                         17,178     91,575       0.1%
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.        840     41,123       0.0%
    Scope Metals Group, Ltd.                                    704     19,718       0.0%
    Shapir Engineering and Industry, Ltd.                    13,263     46,515       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                                SHARES  VALUE++   OF NET ASSETS**
                                                ------ ---------- ---------------
ISRAEL -- (Continued)
    Shikun & Binui, Ltd.                        29,357 $   69,250       0.0%
    Shufersal, Ltd.                             11,838     75,231       0.1%
    Strauss Group, Ltd.                          5,613    114,358       0.1%
    Tadiran Holdings, Ltd.                         394     10,818       0.0%
*   Tower Semiconductor, Ltd.                    2,824     93,537       0.1%
                                                       ----------       ---
TOTAL ISRAEL                                            1,312,581       0.7%
                                                       ----------       ---
ITALY -- (4.2%)
    Amplifon SpA                                15,485    235,222       0.1%
*   Arnoldo Mondadori Editore SpA               14,683     38,014       0.0%
    Autogrill SpA                               22,534    294,693       0.2%
    Azimut Holding SpA                          20,666    407,934       0.2%
    Banca Generali SpA                          11,426    375,927       0.2%
    Biesse SpA                                   2,633    117,299       0.1%
    Brembo SpA                                  29,404    485,398       0.3%
    Brunello Cucinelli SpA                       5,795    194,493       0.1%
*   Carraro SpA                                  9,648     49,669       0.0%
    Cerved Information Solutions SpA            35,416    455,477       0.3%
    Datalogic SpA                                2,319     92,017       0.1%
    De' Longhi SpA                               9,240    302,853       0.2%
    DiaSorin SpA                                 4,281    389,422       0.2%
    Ei Towers SpA                                1,826    106,744       0.1%
    FinecoBank Banca Fineco SpA                 74,807    699,669       0.4%
    Gruppo MutuiOnline SpA                       4,182     64,300       0.0%
    Industria Macchine Automatiche SpA           3,191    286,145       0.2%
    Interpump Group SpA                         12,614    424,573       0.2%
#*  Juventus Football Club SpA                  65,190     56,721       0.0%
    La Doria SpA                                 1,122     21,260       0.0%
#   Maire Tecnimont SpA                         25,952    145,517       0.1%
    MARR SpA                                     6,363    162,492       0.1%
#*  Mediaset SpA                                 9,601     35,253       0.0%
    Moncler SpA                                 28,334    804,362       0.5%
*   Openjobmetis SpA agenzia per il lavoro         674     10,956       0.0%
    Piaggio & C SpA                             14,253     46,619       0.0%
    Prima Industrie SpA                            700     34,364       0.0%
    Prysmian SpA                                27,824    957,407       0.5%
    RAI Way SpA                                 12,296     74,556       0.1%
    Reply SpA                                    3,016    160,290       0.1%
*   Rizzoli Corriere Della Sera Mediagroup SpA  15,992     23,989       0.0%
    Sabaf SpA                                    1,264     30,838       0.0%
    Salini Impregilo SpA                         9,806     41,436       0.0%
#   Salvatore Ferragamo SpA                      7,532    197,671       0.1%
    Sesa SpA                                       769     24,360       0.0%
*   Snaitech SpA                                10,695     19,140       0.0%
*   Sogefi SpA                                   8,295     40,588       0.0%
    Technogym SpA                               11,543    112,304       0.1%
    Zignago Vetro SpA                            4,668     43,650       0.0%
                                                       ----------       ---
TOTAL ITALY                                             8,063,622       4.5%
                                                       ----------       ---
JAPAN -- (23.7%)
    Abist Co., Ltd.                                400     16,045       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
    JAPAN -- (Continued)
        Ad-sol Nissin Corp.                   1,300 $ 14,291       0.0%
        Adastria Co., Ltd.                    5,100  111,162       0.1%
        Adtec Plasma Technology Co., Ltd.     1,200   18,437       0.0%
        Advan Co., Ltd.                       5,000   47,511       0.0%
    #   Advance Create Co., Ltd.                800   13,515       0.0%
        Advantage Risk Management Co., Ltd.   1,800   17,999       0.0%
    #   Adventure, Inc.                         300   42,804       0.0%
        Aeon Delight Co., Ltd.                3,700  138,499       0.1%
        Aeon Fantasy Co., Ltd.                1,600   62,827       0.0%
        Aeon Hokkaido Corp.                   3,300   18,973       0.0%
    #   Aeria, Inc.                           1,700   28,610       0.0%
        Ai Holdings Corp.                     6,200  152,221       0.1%
        Aica Kogyo Co., Ltd.                  7,000  244,828       0.1%
        Aichi Corp.                           4,000   29,613       0.0%
        Ain Holdings, Inc.                    2,500  171,036       0.1%
        AIT Corp.                             2,100   24,498       0.0%
        Ajis Co., Ltd.                        1,000   21,492       0.0%
    #*  Akatsuki, Inc.                          700   60,139       0.0%
    #*  Akebono Brake Industry Co., Ltd.     18,300   62,451       0.0%
        Albis Co., Ltd.                       1,100   41,087       0.0%
    #   Alconix Corp.                         3,900   68,464       0.0%
        Alinco, Inc.                          1,100   12,171       0.0%
        Altech Corp.                          1,400   48,557       0.0%
        Amano Corp.                          10,400  255,907       0.2%
        Amiyaki Tei Co., Ltd.                   500   23,420       0.0%
        Amuse, Inc.                           1,600   41,987       0.0%
        Anest Iwata Corp.                     5,400   54,789       0.0%
        Anicom Holdings, Inc.                 3,200   82,641       0.1%
        AOI Electronic Co., Ltd.                500   23,421       0.0%
        Aoyama Zaisan Networks Co., Ltd.      2,300   27,041       0.0%
    #   Apamanshop Holdings Co., Ltd.         3,000   23,344       0.0%
        Arcland Service Holdings Co., Ltd.    2,800   61,766       0.0%
    #   Ariake Japan Co., Ltd.                2,700  206,374       0.1%
    #   ArtSpark Holdings, Inc.               1,500   22,292       0.0%
        Asahi Co., Ltd.                       1,700   20,665       0.0%
        Asahi Holdings, Inc.                  2,200   47,754       0.0%
        Ashimori Industry Co., Ltd.             700   19,380       0.0%
    #   ASKUL Corp.                           4,100  110,374       0.1%
    #   Asukanet Co., Ltd.                    1,900   29,360       0.0%
        Ateam, Inc.                           2,300   60,880       0.0%
    #   Atom Corp.                           15,600  113,871       0.1%
        Avex Group Holdings, Inc.             6,000   82,940       0.1%
        Axial Retailing, Inc.                 2,400   98,167       0.1%
        Belc Co., Ltd.                        2,100  117,178       0.1%
        Bell System24 Holdings, Inc.          7,200   78,793       0.1%
    #   Benefit One, Inc.                     5,400  103,742       0.1%
    #*  Bengo4.com, Inc.                      1,400   17,842       0.0%
        Bic Camera, Inc.                     14,800  182,305       0.1%
        BML, Inc.                             4,000   88,551       0.1%
        Bourbon Corp.                         1,400   32,603       0.0%
        BP Castrol K.K.                       1,200   21,113       0.0%
    #   Br Holdings Corp.                     6,000   22,109       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                               SHARES VALUE++  OF NET ASSETS**
                                               ------ -------- ---------------
  JAPAN -- (Continued)
  #   Broadband Tower, Inc.                     9,700 $ 18,787       0.0%
      Broadleaf Co., Ltd.                       6,600   54,187       0.0%
  #*  Broadmedia Corp.                         11,800   11,253       0.0%
  #   BRONCO BILLY Co., Ltd.                    1,400   36,332       0.0%
      Can Do Co., Ltd.                          2,200   34,414       0.0%
      Capcom Co., Ltd.                          6,800  173,009       0.1%
      Career Design Center Co., Ltd.            1,000   15,307       0.0%
      Central Automotive Products, Ltd.         1,600   26,036       0.0%
      Central Sports Co., Ltd.                  1,300   46,671       0.0%
      CHIMNEY Co., Ltd.                         1,500   37,658       0.0%
      Ci:z Holdings Co., Ltd.                   4,500  165,701       0.1%
      CKD Corp.                                 8,300  163,446       0.1%
      Clarion Co., Ltd.                        26,000   99,019       0.1%
      CMIC Holdings Co., Ltd.                   1,100   16,225       0.0%
      Coco's Japan Co., Ltd.                    1,700   33,141       0.0%
      Cocokara fine, Inc.                       2,800  156,111       0.1%
  #   COLOPL, Inc.                              8,900   98,821       0.1%
      Colowide Co., Ltd.                       10,100  189,565       0.1%
      Computer Engineering & Consulting, Ltd.   2,000   47,863       0.0%
      Comture Corp.                             1,200   24,237       0.0%
      CONEXIO Corp.                             3,900   72,011       0.1%
  #   COOKPAD, Inc.                            10,500   70,457       0.1%
      Core Corp.                                  900   13,241       0.0%
      Cosmo Energy Holdings Co., Ltd.             300    6,892       0.0%
      Cota Co., Ltd.                              900   11,349       0.0%
      Create Restaurants Holdings, Inc.         7,000   75,036       0.1%
      Create SD Holdings Co., Ltd.              4,500  113,274       0.1%
  #   Creek & River Co., Ltd.                   2,400   24,403       0.0%
      Cresco, Ltd.                              1,400   58,431       0.0%
  #   CROOZ, Inc.                               1,600   36,129       0.0%
  #   CTS Co., Ltd.                             4,000   27,913       0.0%
  #   Cube System, Inc.                         1,400   10,417       0.0%
  #*  Cyberstep, Inc.                             300    7,280       0.0%
      Cybozu, Inc.                              3,000   13,783       0.0%
      D.A. Consortium Holdings, Inc.            5,000   83,004       0.1%
      Dai Nippon Toryo Co., Ltd.                3,800   58,168       0.0%
      Daido Metal Co., Ltd.                     6,400   59,106       0.0%
      Daihen Corp.                             15,000  135,164       0.1%
      Daiichi Kigenso Kagaku-Kogyo Co., Ltd.    3,000   43,558       0.0%
      Daiken Corp.                              2,400   65,074       0.0%
  #   Daiken Medical Co., Ltd.                  3,200   22,022       0.0%
      Daikokutenbussan Co., Ltd.                1,000   45,527       0.0%
      Daikyonishikawa Corp.                     6,200  105,360       0.1%
  #   Daio Paper Corp.                          9,000  108,052       0.1%
      Daiseki Co., Ltd.                         5,700  140,937       0.1%
  #   Daiseki Eco. Solution Co., Ltd.           1,700   21,744       0.0%
      Daito Pharmaceutical Co., Ltd.            2,000   51,184       0.0%
      Daitron Co., Ltd.                           700   13,050       0.0%
      Daiwabo Holdings Co., Ltd.                3,100  123,194       0.1%
      DD Holdings Co., Ltd.                       500   19,244       0.0%
  #*  DDS, Inc.                                 3,200   21,362       0.0%
      Densan System Co., Ltd.                     600   11,536       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              PERCENTAGE
                                            SHARES VALUE++  OF NET ASSETS**
                                            ------ -------- ---------------
    JAPAN -- (Continued)
    #   Designone Japan, Inc.                1,700 $ 20,850       0.0%
        Dexerials Corp.                      8,200   92,398       0.1%
        Digital Arts, Inc.                   2,100   85,920       0.1%
    #   Dip Corp.                            5,900  144,073       0.1%
        DMG Mori Co., Ltd.                  16,800  338,782       0.2%
    *   Drecom Co., Ltd.                     1,600   19,956       0.0%
        DTS Corp.                            3,200   96,030       0.1%
        Dvx, Inc.                            1,700   20,642       0.0%
    #   E-Guardian, Inc.                     1,300   26,954       0.0%
        Eagle Industry Co., Ltd.             3,600   69,937       0.0%
        Earth Chemical Co., Ltd.             2,100   98,585       0.1%
        EF-ON, Inc.                          1,600   21,530       0.0%
        eGuarantee, Inc.                     1,100   30,995       0.0%
        Eiken Chemical Co., Ltd.             2,900  114,122       0.1%
        Elan Corp.                           1,200   17,291       0.0%
        Elecom Co., Ltd.                     3,500   70,135       0.0%
        EM Systems Co., Ltd.                 2,000   38,950       0.0%
        en-japan, Inc.                       4,700  181,258       0.1%
    #*  Eneres Co., Ltd.                     6,400   29,780       0.0%
    #*  Enigmo, Inc.                         1,500   15,452       0.0%
        EPS Holdings, Inc.                   5,300  104,353       0.1%
    #   ES-Con Japan, Ltd.                   8,800   41,722       0.0%
    #*  Escrow Agent Japan Co., Ltd.           700   18,495       0.0%
    #   Evolable Asia Corp.                  1,300   28,516       0.0%
        F@N Communications, Inc.             6,600   68,288       0.0%
        FCC Co., Ltd.                        5,200  125,544       0.1%
    #*  FDK Corp.                           17,000   40,406       0.0%
        Feed One Co., Ltd.                  20,300   52,586       0.0%
        Ferrotec Holdings Corp.              6,500  133,620       0.1%
    #*  FFRI, Inc.                             600   22,647       0.0%
        Financial Products Group Co., Ltd.  10,900  126,503       0.1%
    #   FINDEX, Inc.                         2,300   16,289       0.0%
    #   First-corp, Inc.                     1,200   12,577       0.0%
    #   Fixstars Corp.                         400   14,527       0.0%
    *   Flight Holdings, Inc.                1,600   12,790       0.0%
        FP Corp.                             3,700  194,438       0.1%
    #*  FreakOut Holdings, Inc.                800   29,284       0.0%
    #   Freebit Co., Ltd.                    2,100   17,116       0.0%
        Freund Corp.                         1,500   19,876       0.0%
        FTGroup Co., Ltd.                    1,500   12,325       0.0%
        Fudo Tetra Corp.                    25,500   43,478       0.0%
        Fuji Co., Ltd.                       3,000   71,050       0.1%
        Fuji Corp.                           1,300   24,325       0.0%
    #   Fuji Kyuko Co., Ltd.                 3,500   78,146       0.1%
        Fuji Oil Holdings, Inc.              8,700  234,563       0.1%
        Fuji Pharma Co., Ltd.                1,900   68,792       0.0%
        Fuji Seal International, Inc.        7,700  252,702       0.2%
        Fujibo Holdings, Inc.                1,500   47,357       0.0%
        Fujimori Kogyo Co., Ltd.             1,300   44,968       0.0%
        Fujio Food System Co., Ltd.          1,400   22,179       0.0%
        Fujita Kanko, Inc.                   1,600   50,978       0.0%
        Fujitec Co., Ltd.                    8,000  119,088       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             PERCENTAGE
                                           SHARES VALUE++  OF NET ASSETS**
                                           ------ -------- ---------------
     JAPAN -- (Continued)
         Fujitsu General, Ltd.              9,800 $187,425       0.1%
         Fujiya Co., Ltd.                   2,400   54,442       0.0%
         Fukuda Denshi Co., Ltd.            1,300   91,015       0.1%
         Fukui Computer Holdings, Inc.      1,000   25,101       0.0%
         Fukushima Industries Corp.         2,200   85,168       0.1%
     *   Full Speed, Inc.                   2,300   20,217       0.0%
         FULLCAST Holdings Co., Ltd.        5,400   99,599       0.1%
     #   Fumakilla, Ltd.                      999   17,809       0.0%
         Funai Soken Holdings, Inc.         3,820  140,352       0.1%
     #   Furukawa Battery Co., Ltd. (The)   4,000   43,070       0.0%
         Furyu Corp.                        1,300   13,431       0.0%
         Fuso Chemical Co., Ltd.            3,600  115,249       0.1%
         Futaba Industrial Co., Ltd.       10,200   99,142       0.1%
         Future Corp.                       3,300   33,334       0.0%
         G-7 Holdings, Inc.                 1,200   25,579       0.0%
         Gakkyusha Co., Ltd.                  800   11,609       0.0%
         Genki Sushi Co., Ltd.              1,000   27,527       0.0%
     #   Genky Stores, Inc.                 1,200   44,279       0.0%
         Geo Holdings Corp.                   500    8,139       0.0%
         Geostr Corp.                       1,800   14,107       0.0%
         Giken, Ltd.                        2,300   66,098       0.0%
     #   GLOBERIDE, Inc.                    2,100   36,583       0.0%
         Glory, Ltd.                        7,200  269,266       0.2%
     #   GMO Cloud K.K.                       700   18,552       0.0%
         GMO Financial Holdings, Inc.       2,900   19,146       0.0%
     #   GMO internet, Inc.                13,300  205,476       0.1%
         GMO Payment Gateway, Inc.          2,400  175,600       0.1%
     #   Gokurakuyu Holdings Co., Ltd.      3,100   20,920       0.0%
     #   Goldwin, Inc.                        800   62,160       0.0%
         Golf Digest Online, Inc.           2,100   19,498       0.0%
         GS Yuasa Corp.                    54,000  271,525       0.2%
     *   Gunosy, Inc.                       2,200   58,144       0.0%
         Gurunavi, Inc.                     4,700   60,612       0.0%
         HABA Laboratories, Inc.              300   18,036       0.0%
     #   Hagihara Industries, Inc.          1,600   27,786       0.0%
         Hakudo Co., Ltd.                     700   13,953       0.0%
         Halows Co., Ltd.                   1,300   29,468       0.0%
     #   Hamee Corp.                        1,100   15,899       0.0%
         Handsman Co., Ltd.                   700   10,100       0.0%
         Hazama Ando Corp.                 25,500  207,908       0.1%
     #   Hearts United Group Co., Ltd.      1,800   26,702       0.0%
         Heiwa Corp.                          700   12,908       0.0%
         Heiwado Co., Ltd.                  4,300   93,872       0.1%
         Hibino Corp.                       1,000   17,737       0.0%
         Hiday Hidaka Corp.                 3,648  107,178       0.1%
         Hinokiya Holdings Co., Ltd.          700   15,941       0.0%
     #   Hiramatsu, Inc.                    6,500   35,825       0.0%
     #   Hirata Corp.                       1,000  112,307       0.1%
         HIS Co., Ltd.                      7,000  234,396       0.1%
         Hito Communications, Inc.          1,300   22,956       0.0%
         Hochiki Corp.                      3,000   62,064       0.0%
         Hokuetsu Industries Co., Ltd.      3,000   29,536       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                     SHARES VALUE++  OF NET ASSETS**
                                                     ------ -------- ---------------
JAPAN -- (Continued)
    Hokuto Corp.                                      2,600 $ 45,397       0.0%
    Honda Tsushin Kogyo Co., Ltd.                     1,500   30,363       0.0%
    Hoosiers Holdings                                 2,700   25,626       0.0%
    Horiba, Ltd.                                        200   11,917       0.0%
    Hosokawa Micron Corp.                             1,300   82,371       0.1%
#   Hotland Co., Ltd.                                 1,300   16,741       0.0%
    I-Net Corp.                                       1,540   24,071       0.0%
    IBJ, Inc.                                         2,900   23,257       0.0%
    Ichibanya Co., Ltd.                               2,064   79,987       0.1%
#   Ichiken Co., Ltd.                                   599   14,991       0.0%
    Ichikoh Industries, Ltd.                          7,000   54,595       0.0%
    Ichinen Holdings Co., Ltd.                        1,400   19,942       0.0%
    Idec Corp.                                        4,900  103,674       0.1%
    IDOM, Inc.                                       12,200   88,969       0.1%
#*  IGNIS, Ltd.                                         500   16,866       0.0%
    Ihara Science Corp.                               1,100   19,952       0.0%
    Imagica Robot Holdings, Inc.                      3,200   26,792       0.0%
    Infocom Corp.                                     2,500   64,146       0.0%
    Infomart Corp.                                   14,400  108,853       0.1%
    Information Development Co.                       1,100   12,059       0.0%
    Information Services International-Dentsu, Ltd.   1,800   40,053       0.0%
#   Intage Holdings, Inc.                             6,000   78,732       0.1%
    Internet Initiative Japan, Inc.                   4,900  102,709       0.1%
#   Investors Cloud Co., Ltd.                           900   54,885       0.0%
    Iriso Electronics Co., Ltd.                       3,000  169,207       0.1%
#   Istyle, Inc.                                      7,300   50,211       0.0%
*   ITbook Co., Ltd.                                  2,300   11,123       0.0%
    Itochu Enex Co., Ltd.                             6,800   69,310       0.0%
*   Itokuro, Inc.                                       400   18,608       0.0%
#   Ivy Cosmetics Corp.                                 300   15,930       0.0%
    Iwatani Corp.                                     4,800  144,752       0.1%
    JAC Recruitment Co., Ltd.                         2,000   37,098       0.0%
#   Jalux, Inc.                                       1,300   32,205       0.0%
    Jamco Corp.                                       1,600   33,434       0.0%
    Japan Aviation Electronics Industry, Ltd.         7,000  128,049       0.1%
    Japan Investment Adviser Co., Ltd.                2,000   48,000       0.0%
    Japan Lifeline Co., Ltd.                          4,200  201,479       0.1%
    Japan Material Co., Ltd.                          3,400   98,713       0.1%
    Japan Meat Co., Ltd.                              1,300   20,794       0.0%
    Japan Medical Dynamic Marketing, Inc.             4,300   41,590       0.0%
    Japan Property Management Center Co., Ltd.        2,000   26,983       0.0%
    Japan Steel Works, Ltd. (The)                    10,300  261,067       0.2%
    Jastec Co., Ltd.                                  1,300   15,382       0.0%
    JCU Corp.                                         1,900   82,212       0.1%
#*  JIG-SAW, Inc.                                       600   31,872       0.0%
    JINS, Inc.                                        2,100  109,125       0.1%
#   JP-Holdings, Inc.                                 6,100   21,477       0.0%
    JSP Corp.                                         2,000   64,528       0.0%
    Juki Corp.                                        5,199   80,844       0.1%
    Justsystems Corp.                                 5,800  124,605       0.1%
#   K's Holdings Corp.                               10,200  234,095       0.1%
    kabu.com Securities Co., Ltd.                    25,100   80,023       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
   JAPAN -- (Continued)
       Kadoya Sesame Mills, Inc.                 200 $ 10,490       0.0%
       Kakiyasu Honten Co., Ltd.               1,500   28,038       0.0%
   #   Kameda Seika Co., Ltd.                  2,300  104,163       0.1%
   #   Kanamoto Co., Ltd.                      4,400  144,654       0.1%
       Kanematsu Electronics, Ltd.             2,200   68,655       0.0%
   #   Kanto Denka Kogyo Co., Ltd.             8,200   85,826       0.1%
       Kasai Kogyo Co., Ltd.                   3,600   54,166       0.0%
       KeePer Technical Laboratory Co., Ltd.   1,500   17,967       0.0%
       Kenko Mayonnaise Co., Ltd.              2,300   60,109       0.0%
   #   KFC Holdings Japan, Ltd.                2,500   44,163       0.0%
   #   Ki-Star Real Estate Co., Ltd.           1,600   33,664       0.0%
   *   Kintetsu Department Store Co., Ltd.     1,400   45,941       0.0%
       Kintetsu World Express, Inc.            5,700   98,105       0.1%
   #   Kitanotatsujin Corp.                      800    7,089       0.0%
   #   Kito Corp.                              3,000   38,530       0.0%
       Kitz Corp.                             13,000  111,389       0.1%
   #*  KLab, Inc.                              5,700  100,192       0.1%
   *   KNT-CT Holdings Co., Ltd.               2,300   39,929       0.0%
   #   Kobe Bussan Co., Ltd.                   1,600   69,096       0.0%
       Kobelco Eco-Solutions Co., Ltd.           600   10,146       0.0%
       KOMEDA Holdings Co., Ltd.               3,400   57,962       0.0%
       Komeri Co., Ltd.                        3,100   92,878       0.1%
       Kondotec, Inc.                          2,900   30,793       0.0%
       Konishi Co., Ltd.                       5,600   97,449       0.1%
   #   Konoshima Chemical Co., Ltd.              700    9,879       0.0%
       Koshidaka Holdings Co., Ltd.            1,900   76,858       0.1%
       Kotobuki Spirits Co., Ltd.              3,900  160,523       0.1%
   #   Kourakuen Holdings Corp.                2,000   39,972       0.0%
       KRS Corp.                                 500   14,232       0.0%
       Kumagai Gumi Co., Ltd.                  5,300  168,480       0.1%
   #   Kura Corp.                              1,900   84,997       0.1%
       Kusuri no Aoki Holdings Co., Ltd.       2,000  110,998       0.1%
   #   Kyokuyo Co., Ltd.                       1,200   38,739       0.0%
       Kyoritsu Maintenance Co., Ltd.          4,720  149,071       0.1%
       Kyudenko Corp.                            600   26,492       0.0%
   #   LAC Co., Ltd.                           2,200   27,236       0.0%
   #   Lacto Japan Co., Ltd.                     300   10,892       0.0%
       Lasertec Corp.                          6,900  151,812       0.1%
   #   LEC, Inc.                               1,700   44,843       0.0%
       Leopalace21 Corp.                      33,700  251,646       0.2%
       Life Corp.                              2,800   74,478       0.1%
       LIFULL Co., Ltd.                        9,300   71,465       0.1%
   #   Like Co., Ltd.                          1,800   33,787       0.0%
       Linical Co., Ltd.                       2,500   32,896       0.0%
   #   Link And Motivation, Inc.              13,100   90,175       0.1%
   *   M&A Capital Partners Co., Ltd.          1,300   68,087       0.0%
       m-up, Inc.                              1,400   16,756       0.0%
       Maeda Kosen Co., Ltd.                   2,800   48,608       0.0%
       Maeda Road Construction Co., Ltd.       7,000  150,744       0.1%
       Mamezou Holdings Co., Ltd.              2,600   29,911       0.0%
       Mani, Inc.                              4,000  114,542       0.1%
       MarkLines Co., Ltd.                     1,700   16,563       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                             SHARES VALUE++  OF NET ASSETS**
                                             ------ -------- ---------------
    JAPAN -- (Continued)
        Maruha Nichiro Corp.                  7,200 $222,406       0.1%
        Maruwa Co., Ltd.                      1,300   75,228       0.1%
    #   Maruwa Unyu Kikan Co., Ltd.           2,200   44,113       0.0%
    #   Marvelous, Inc.                       6,100   57,709       0.0%
        Matsui Securities Co., Ltd.          13,200  111,004       0.1%
        Matsuya Foods Co., Ltd.               1,200   46,028       0.0%
        MCJ Co., Ltd.                         5,900   62,086       0.0%
        MEC Co., Ltd.                         2,800   45,059       0.0%
    #   Media Do Holdings Co., Ltd.             900   21,310       0.0%
    #*  Medical Data Vision Co., Ltd.         1,600   30,480       0.0%
        Medical System Network Co., Ltd.      1,900    8,994       0.0%
        Medius Holdings Co., Ltd.               600   14,974       0.0%
    #   Megachips Corp.                       3,400  112,030       0.1%
        Megmilk Snow Brand Co., Ltd.          7,700  215,539       0.1%
        Meidensha Corp.                      29,000  114,744       0.1%
        Meiji Shipping Co., Ltd.              5,700   22,980       0.0%
    #   Meiko Electronics Co., Ltd.           4,200   77,199       0.1%
        Meiko Network Japan Co., Ltd.         3,900   45,193       0.0%
        Meitec Corp.                          4,400  214,929       0.1%
        Menicon Co., Ltd.                     2,100   95,175       0.1%
        METAWATER Co., Ltd.                     200    5,309       0.0%
        Mie Kotsu Group Holdings, Inc.        6,300   27,226       0.0%
        Milbon Co., Ltd.                      1,780  111,150       0.1%
        Mimaki Engineering Co., Ltd.          2,700   22,435       0.0%
        Miroku Jyoho Service Co., Ltd.        3,700   86,409       0.1%
        Mitani Corp.                            400   15,863       0.0%
        Mitsuba Corp.                         4,100   68,519       0.0%
        Mitsubishi Logisnext Co., Ltd.        4,700   34,538       0.0%
    #   Mitsubishi Research Institute, Inc.   1,100   32,595       0.0%
        Mitsui Mining & Smelting Co., Ltd.    3,900  202,937       0.1%
        Monogatari Corp. (The)                  800   58,945       0.0%
        MORESCO Corp.                           700   12,875       0.0%
        Morinaga Milk Industry Co., Ltd.      5,800  222,666       0.1%
        Morita Holdings Corp.                 5,400   92,926       0.1%
    #   Morozoff, Ltd.                          300   19,683       0.0%
    #*  Morpho, Inc.                            600   25,118       0.0%
    #   MTI, Ltd.                             7,300   43,904       0.0%
        Mugen Estate Co., Ltd.                2,600   26,951       0.0%
        Musashi Seimitsu Industry Co., Ltd.   3,800  121,125       0.1%
    #*  Mynet, Inc.                             800   12,414       0.0%
    #   N Field Co., Ltd.                     1,300   24,115       0.0%
        Nachi-Fujikoshi Corp.                26,000  160,265       0.1%
        Nagatanien Holdings Co., Ltd.         4,000   47,656       0.0%
        Nagawa Co., Ltd.                      1,100   44,207       0.0%
        Nakanishi, Inc.                         200    9,064       0.0%
        NET One Systems Co., Ltd.            11,600  143,898       0.1%
    #*  New Japan Radio Co., Ltd.             4,000   35,642       0.0%
    #   Nextage Co., Ltd.                       700   15,666       0.0%
        Nexyz Group Corp.                     1,200   24,383       0.0%
    #   Nichi-iko Pharmaceutical Co., Ltd.    5,700   88,520       0.1%
        Nichias Corp.                        19,000  247,398       0.1%
        Nichiban Co., Ltd.                    2,000   44,707       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                                SHARES VALUE++  OF NET ASSETS**
                                                ------ -------- ---------------
JAPAN -- (Continued)
    Nichiha Corp.                                4,300 $172,944       0.1%
    NichiiGakkan Co., Ltd.                       6,100   62,885       0.0%
    Nichirin Co., Ltd.                           1,000   36,492       0.0%
    Nihon Chouzai Co., Ltd.                      1,200   39,280       0.0%
    Nihon House Holdings Co., Ltd.               7,400   40,683       0.0%
    Nihon Kohden Corp.                          12,300  273,813       0.2%
    Nihon Parkerizing Co., Ltd.                 13,700  224,588       0.1%
    Nihon Trim Co., Ltd.                         1,000   39,059       0.0%
    Nihon Unisys, Ltd.                           9,900  163,986       0.1%
    Nikkiso Co., Ltd.                            1,100   10,333       0.0%
    Nippon Air Conditioning Services Co., Ltd.   3,200   21,315       0.0%
    Nippon Chemiphar Co., Ltd.                     500   23,078       0.0%
#   Nippon Commercial Development Co., Ltd.      1,000   14,750       0.0%
    Nippon Gas Co., Ltd.                         6,100  194,066       0.1%
#   Nippon Kodoshi Corp.                           600   12,231       0.0%
    Nippon Parking Development Co., Ltd.        35,900   52,651       0.0%
    Nippon Suisan Kaisha, Ltd.                  42,200  258,203       0.2%
    Nippon Systemware Co., Ltd.                    800   15,815       0.0%
    Nippon Valqua Industries, Ltd.               2,300   53,359       0.0%
    Nipro Corp.                                 19,300  281,376       0.2%
    Nishio Rent All Co., Ltd.                    2,400   83,804       0.1%
    Nissei ASB Machine Co., Ltd.                 1,200   53,325       0.0%
    Nissei Build Kogyo Co., Ltd.                 5,000   57,062       0.0%
    Nissin Electric Co., Ltd.                    6,900   84,461       0.1%
    Nitto Boseki Co., Ltd.                       4,400  147,879       0.1%
    Noevir Holdings Co., Ltd.                    2,400  144,747       0.1%
    NOF Corp.                                   10,500  303,453       0.2%
#   Nojima Corp.                                 4,100   95,608       0.1%
    Nomura Co., Ltd.                             6,300  131,476       0.1%
    NS Solutions Corp.                           5,400  131,271       0.1%
    NS Tool Co., Ltd.                              600   11,736       0.0%
    NSD Co., Ltd.                                6,400  128,115       0.1%
    Nuflare Technology, Inc.                       700   36,251       0.0%
    OAK Capital Corp.                            8,400   21,704       0.0%
    Obara Group, Inc.                            2,000  115,694       0.1%
    Ohashi Technica, Inc.                          200    2,965       0.0%
    Ohsho Food Service Corp.                     2,000   83,620       0.1%
    Okamoto Industries, Inc.                     8,000   87,043       0.1%
    Okamoto Machine Tool Works, Ltd.               900   24,171       0.0%
    Oki Electric Industry Co., Ltd.                500    6,985       0.0%
    Okinawa Cellular Telephone Co.               1,900   65,884       0.0%
#   Ootoya Holdings Co., Ltd.                      800   14,386       0.0%
#*  Open Door, Inc.                                400   18,669       0.0%
    Open House Co., Ltd.                         5,400  208,155       0.1%
#   OPT Holding, Inc.                            1,300   14,128       0.0%
    Optex Group Co., Ltd.                        2,500  103,539       0.1%
#*  Optim Corp.                                    800   18,739       0.0%
#   OSAKA Titanium Technologies Co., Ltd.        2,800   43,031       0.0%
#   OSG Corp.                                   12,700  274,889       0.2%
    OSJB Holdings Corp.                         23,600   73,161       0.1%
    Outsourcing, Inc.                           13,500  186,112       0.1%
    Pack Corp. (The)                             2,000   69,496       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
   JAPAN -- (Continued)
       PAL GROUP Holdings Co., Ltd.            1,700 $ 48,326       0.0%
       PAPYLESS Co., Ltd.                        400    9,029       0.0%
       Paraca, Inc.                              700   14,766       0.0%
       Paramount Bed Holdings Co., Ltd.        2,400  105,838       0.1%
   #   Pasona Group, Inc.                      2,300   32,385       0.0%
   #   PC Depot Corp.                          7,800   59,533       0.0%
   #   PCI Holdings, Inc.                        500   14,932       0.0%
       Penta-Ocean Construction Co., Ltd.     44,300  293,070       0.2%
   #   Pepper Food Service Co., Ltd.           2,000  117,974       0.1%
       PIA Corp.                                 900   45,629       0.0%
       Pilot Corp.                             5,800  293,247       0.2%
       Piolax, Inc.                            4,200  116,193       0.1%
       Plenus Co., Ltd.                        2,800   57,039       0.0%
       Poletowin Pitcrew Holdings, Inc.        4,300   68,883       0.0%
       Pressance Corp.                         4,900   65,996       0.0%
       Prestige International, Inc.            8,600   92,772       0.1%
       Prima Meat Packers, Ltd.               24,000  156,829       0.1%
       Proto Corp.                             2,300   33,103       0.0%
       Punch Industry Co., Ltd.                  600   10,898       0.0%
       Qol Co., Ltd.                           3,100   57,015       0.0%
       Quick Co., Ltd.                         2,000   34,619       0.0%
       Raccoon Co., Ltd.                       3,500   19,580       0.0%
       Raito Kogyo Co., Ltd.                   5,300   54,152       0.0%
       Rakus Co., Ltd.                         1,000   20,432       0.0%
   #   Rasa Industries, Ltd.                   1,000   20,147       0.0%
   #   Renaissance, Inc.                       1,100   16,367       0.0%
       Resort Solution Co., Ltd.                 500   17,767       0.0%
   #   Resorttrust, Inc.                      13,800  271,716       0.2%
       Rheon Automatic Machinery Co., Ltd.     3,100   46,853       0.0%
   #   Ride On Express Holdings Co., Ltd.      1,500   13,791       0.0%
       Riken Vitamin Co., Ltd.                 1,100   42,244       0.0%
       Ringer Hut Co., Ltd.                    3,800   82,406       0.1%
       Riso Kyoiku Co., Ltd.                   9,600   76,354       0.1%
       Rock Field Co., Ltd.                    3,300   58,064       0.0%
       Rohto Pharmaceutical Co., Ltd.         12,100  279,300       0.2%
       Rokko Butter Co., Ltd.                  2,400   53,929       0.0%
       Roland DG Corp.                         2,000   55,335       0.0%
   #   Rorze Corp.                             2,100   55,606       0.0%
       Round One Corp.                        12,200  157,657       0.1%
       Royal Holdings Co., Ltd.                4,500  116,345       0.1%
       RS Technologies Co., Ltd.                 600   22,228       0.0%
       S Foods, Inc.                           2,300   87,470       0.1%
       Sac's Bar Holdings, Inc.                2,600   31,686       0.0%
   #   Sagami Rubber Industries Co., Ltd.      2,000   34,046       0.0%
       Saizeriya Co., Ltd.                     4,800  148,070       0.1%
       Sakai Moving Service Co., Ltd.          1,600   92,972       0.1%
       Sakata INX Corp.                        6,800  131,139       0.1%
   #   Sakura Internet, Inc.                   3,800   29,168       0.0%
       San-A Co., Ltd.                         2,800  128,851       0.1%
       Sanei Architecture Planning Co., Ltd.     700   15,578       0.0%
   #*  Sanix, Inc.                             9,100   23,405       0.0%
       Sanken Electric Co., Ltd.              18,000  113,186       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
  JAPAN -- (Continued)
      Sankyu, Inc.                             6,600 $272,865       0.2%
      Sanyo Trading Co., Ltd.                  1,700   44,046       0.0%
      Sapporo Holdings, Ltd.                   9,100  288,366       0.2%
      Sato Holdings Corp.                      4,300  104,627       0.1%
      Sawai Pharmaceutical Co., Ltd.           4,800  272,257       0.2%
      SBS Holdings, Inc.                       1,700   13,432       0.0%
  #   Scala, Inc.                              1,800   12,632       0.0%
      Seed Co., Ltd.                           1,000   31,959       0.0%
      Seiren Co., Ltd.                         8,200  143,120       0.1%
      Senko Group Holdings Co., Ltd.          12,800   92,833       0.1%
  #   Septeni Holdings Co., Ltd.              16,000   45,072       0.0%
  #   SFP Holdings Co., Ltd.                   1,900   30,910       0.0%
      Shibaura Electronics Co., Ltd.           1,400   57,174       0.0%
      Shibuya Corp.                            2,700  103,648       0.1%
  *   SHIFT, Inc.                              1,200   23,180       0.0%
      Shinnihon Corp.                          6,000   53,331       0.0%
  #   Shinoken Group Co., Ltd.                 2,300   56,506       0.0%
      Shinwa Co. Ltd.                          1,400   31,811       0.0%
      Ship Healthcare Holdings, Inc.           6,500  203,267       0.1%
      Shoei Co., Ltd.                          1,700   57,075       0.0%
  #   Shoei Foods Corp.                        2,400   96,635       0.1%
      Showa Sangyo Co., Ltd.                   3,000   78,237       0.1%
  #   SIGMAXYZ, Inc.                           2,800   20,415       0.0%
  #   Siix Corp.                               2,800  119,206       0.1%
      Sinfonia Technology Co., Ltd.           22,000   89,533       0.1%
      Sinko Industries, Ltd.                   2,400   39,075       0.0%
      SMS Co., Ltd.                            5,800  174,722       0.1%
  #   Snow Peak, Inc.                            400   10,904       0.0%
  #   Sodick Co., Ltd.                         6,200   85,797       0.1%
  #   Softbank Technology Corp.                3,200   59,780       0.0%
  #   Softbrain Co., Ltd.                      5,500   20,164       0.0%
      Softcreate Holdings Corp.                1,100   16,119       0.0%
      Sogo Medical Co., Ltd.                   1,500   83,231       0.1%
      Solasto Corp.                            2,400   51,259       0.0%
      Soliton Systems K.K.                     1,900   20,737       0.0%
      Sparx Group Co., Ltd.                   16,500   40,684       0.0%
      SRA Holdings                             1,600   45,601       0.0%
      Srg Takamiya Co., Ltd.                   3,600   21,891       0.0%
      ST Corp.                                 1,200   29,719       0.0%
      St Marc Holdings Co., Ltd.               2,400   72,522       0.1%
      Starts Corp., Inc.                       4,900  132,893       0.1%
      Starzen Co., Ltd.                        1,200   58,700       0.0%
      Stella Chemifa Corp.                     2,300   88,678       0.1%
  #   Strike Co., Ltd.                           100    4,394       0.0%
      Studio Alice Co., Ltd.                   1,300   30,076       0.0%
  #   Sumida Corp.                             3,800   66,320       0.0%
      Sumitomo Mitsui Construction Co., Ltd.  23,780  146,499       0.1%
      Sumitomo Osaka Cement Co., Ltd.         47,000  215,248       0.1%
      Sumitomo Seika Chemicals Co., Ltd.       1,100   58,440       0.0%
      Sun Frontier Fudousan Co., Ltd.          3,000   36,119       0.0%
      Systena Corp.                            3,300  102,323       0.1%
  #   Syuppin Co., Ltd.                        1,400   31,899       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                        PERCENTAGE
                                                      SHARES VALUE++  OF NET ASSETS**
                                                      ------ -------- ---------------
JAPAN -- (Continued)
    T-Gaia Corp.                                       4,800 $ 97,682       0.1%
    Tadano, Ltd.                                         200    3,048       0.0%
    Taisei Lamick Co., Ltd.                              600   16,378       0.0%
    Taiyo Holdings Co., Ltd.                           2,700  129,741       0.1%
    Taiyo Yuden Co., Ltd.                             17,000  296,808       0.2%
#   Takara Leben Co., Ltd.                            16,500   75,848       0.1%
    Takeuchi Manufacturing Co., Ltd.                   6,000  127,100       0.1%
    Takuma Co., Ltd.                                  11,100  136,551       0.1%
    Tama Home Co., Ltd.                                1,700   11,024       0.0%
    Tamura Corp.                                      10,700   73,208       0.1%
    Tanseisha Co., Ltd.                                5,500   65,412       0.0%
    Tatsuta Electric Wire and Cable Co., Ltd.          2,600   19,071       0.0%
#   Tayca Corp.                                        2,500   58,847       0.0%
    Tazmo Co., Ltd.                                    1,100   20,417       0.0%
    TDC Soft, Inc.                                     1,300   13,079       0.0%
    TechMatrix Corp.                                   2,600   39,032       0.0%
    TechnoPro Holdings, Inc.                           6,200  284,260       0.2%
#   Tecnos Japan, Inc.                                 3,400   33,206       0.0%
    Tenpos Busters Co., Ltd.                             800   14,140       0.0%
    TIS, Inc.                                         10,700  332,981       0.2%
    Tobishima Corp.                                   29,600   44,176       0.0%
    Tocalo Co., Ltd.                                   2,300   92,809       0.1%
    Toei Animation Co., Ltd.                             800   72,407       0.1%
    Toho Co., Ltd.                                       900   22,768       0.0%
#   Toho Titanium Co., Ltd.                            6,800   61,269       0.0%
    Toho Zinc Co., Ltd.                                2,100  102,280       0.1%
    Tokai Corp.                                        1,400   62,843       0.0%
    TOKAI Holdings Corp.                              13,100  104,741       0.1%
    Token Corp.                                        1,340  161,581       0.1%
    Tokuyama Corp.                                    10,000  283,769       0.2%
#*  Tokyo Base Co., Ltd.                                 700   28,703       0.0%
    Tokyo Dome Corp.                                  11,600  108,924       0.1%
#   Tokyo Individualized Educational Institute, Inc.   3,400   29,968       0.0%
    Tokyo Rope Manufacturing Co., Ltd.                 2,700   42,024       0.0%
    Tokyo Seimitsu Co., Ltd.                           6,100  242,500       0.1%
    Tokyu Construction Co., Ltd.                      11,700  103,039       0.1%
    Tomy Co., Ltd.                                    13,900  224,892       0.1%
    Topcon Corp.                                      17,400  367,898       0.2%
    Topre Corp.                                        4,400  129,567       0.1%
    Torex Semiconductor, Ltd.                            700   11,607       0.0%
    Toridoll Holdings Corp.                            4,100  131,660       0.1%
#   Torikizoku Co., Ltd.                               1,400   37,838       0.0%
    Toshiba TEC Corp.                                 21,000  122,475       0.1%
    Tosho Co., Ltd.                                    2,600   71,809       0.1%
    Totetsu Kogyo Co., Ltd.                            3,500  117,204       0.1%
    Tow Co., Ltd.                                      2,400   18,964       0.0%
#   Towa Corp.                                         4,000   69,267       0.0%
    Towa Pharmaceutical Co., Ltd.                      1,100   56,892       0.0%
    Toyo Construction Co., Ltd.                        7,600   38,473       0.0%
    Toyobo Co., Ltd.                                   9,100  175,288       0.1%
    TPR Co., Ltd.                                      3,200  113,128       0.1%
    Trancom Co., Ltd.                                  1,400   85,066       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                              SHARES VALUE++  OF NET ASSETS**
                                              ------ -------- ---------------
   JAPAN -- (Continued)
   #   Transaction Co., Ltd.                   1,800 $ 19,466       0.0%
       Tri Chemical Laboratories, Inc.           900   31,781       0.0%
       Trust Tech, Inc.                          900   26,212       0.0%
       TS Tech Co., Ltd.                       5,300  189,813       0.1%
       Tsubaki Nakashima Co., Ltd.             3,600   83,012       0.1%
       Tsubakimoto Chain Co.                  15,000  129,268       0.1%
   #   Tsukui Corp.                           10,300   74,108       0.1%
       UMC Electronics Co Ltd                    800   16,996       0.0%
       Umenohana Co., Ltd.                       500   12,499       0.0%
       United Arrows, Ltd.                     4,400  164,911       0.1%
   #   UNITED, Inc.                            1,600   51,072       0.0%
   *   Unitika, Ltd.                          11,400  100,622       0.1%
       Urbanet Corp. Co., Ltd.                 4,400   13,239       0.0%
   #*  UT Group Co., Ltd.                      4,200   86,101       0.1%
   #   V Technology Co., Ltd.                    800  139,998       0.1%
   #*  V-Cube, Inc.                            2,400   13,938       0.0%
       Valor Holdings Co., Ltd.                4,900  111,441       0.1%
       ValueCommerce Co., Ltd.                 3,700   25,954       0.0%
       Vector, Inc.                            4,000   52,891       0.0%
       VIA Holdings, Inc.                      3,800   27,608       0.0%
   #*  Vision, Inc.                            1,400   33,450       0.0%
       Vitec Holdings Co., Ltd.                  700   11,870       0.0%
   #   Voyage Group, Inc.                      1,700   21,703       0.0%
   #   VT Holdings Co., Ltd.                  16,600   90,364       0.1%
       Warabeya Nichiyo Holdings Co., Ltd.     1,700   42,089       0.0%
       Watahan & Co., Ltd.                       600   13,403       0.0%
       WATAMI Co., Ltd.                        3,300   43,033       0.0%
       Watts Co., Ltd.                         1,000   10,264       0.0%
       WDB Holdings Co., Ltd.                    900   21,924       0.0%
       Weathernews, Inc.                       1,500   48,484       0.0%
       Wellnet Corp.                           3,400   36,539       0.0%
       West Holdings Corp.                     1,300    8,538       0.0%
   #   Will Group, Inc.                        2,700   31,452       0.0%
       WIN-Partners Co., Ltd.                  2,200   27,104       0.0%
   #   WirelessGate, Inc.                      1,300   14,134       0.0%
       Workman Co., Ltd.                         600   18,703       0.0%
   #   World Holdings Co., Ltd.                1,300   41,831       0.0%
       Wowow, Inc.                             1,300   40,526       0.0%
   #   YA-MAN, Ltd.                            4,000   46,534       0.0%
   #   Yakuodo Co., Ltd.                       2,100   58,816       0.0%
       YAMABIKO Corp.                          3,900   53,070       0.0%
       YAMADA Consulting Group Co., Ltd.       1,600   30,911       0.0%
       Yamaichi Electronics Co., Ltd.          4,400   91,401       0.1%
   #   Yamashin-Filter Corp.                     900   32,782       0.0%
       Yamazen Corp.                           8,000   91,465       0.1%
       Yaoko Co., Ltd.                         2,900  142,341       0.1%
   #   Yasunaga Corp.                            900   27,126       0.0%
       Yokowo Co., Ltd.                        3,100   40,473       0.0%
       Yomiuri Land Co., Ltd.                    700   29,410       0.0%
       Yondoshi Holdings, Inc.                 1,300   35,758       0.0%
       Yuasa Trading Co., Ltd.                 1,799   66,326       0.0%
   #   Yume No Machi Souzou Iinkai Co., Ltd.   3,600   50,619       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                PERCENTAGE
                                           SHARES   VALUE++   OF NET ASSETS**
                                           ------ ----------- ---------------
  JAPAN -- (Continued)
  #   Yumeshin Holdings Co., Ltd.           6,200 $    43,748       0.0%
      Zenrin Co., Ltd.                      3,700     117,568       0.1%
  *   ZIGExN Co., Ltd.                      2,300      31,691       0.0%
      Zojirushi Corp.                       6,200      55,959       0.0%
                                                  -----------      ----
  TOTAL JAPAN                                      45,721,785      25.7%
                                                  -----------      ----
  NETHERLANDS -- (2.7%)
      Aalberts Industries NV               20,954   1,033,258       0.6%
      AMG Advanced Metallurgical Group NV   6,581     314,968       0.2%
      Amsterdam Commodities NV              3,527      98,941       0.1%
  *   Basic-Fit NV                            986      22,638       0.0%
      BE Semiconductor Industries NV        8,408     660,719       0.4%
      Beter Bed Holding NV                  4,712      96,418       0.1%
      Corbion NV                           14,030     468,784       0.2%
  #   Flow Traders                          3,294      81,898       0.0%
      GrandVision NV                        8,073     201,486       0.1%
      Kendrion NV                           2,944     128,732       0.1%
      Koninklijke Vopak NV                  8,125     351,675       0.2%
      Nederland Apparatenfabriek            1,004      46,841       0.0%
  #*  OCI NV                               15,498     367,656       0.2%
      Philips Lighting NV                   5,985     226,837       0.1%
      Refresco Group NV                     9,070     209,710       0.1%
  *   Rhi Magnesita NV                      2,031      90,116       0.1%
      Sligro Food Group NV                  3,348     150,588       0.1%
      TKH Group NV                          8,056     542,486       0.3%
      Wessanen                              1,212      23,020       0.0%
                                                  -----------      ----
  TOTAL NETHERLANDS                                 5,116,771       2.9%
                                                  -----------      ----
  NEW ZEALAND -- (0.8%)
  *   a2 Milk Co., Ltd.                    91,338     542,275       0.3%
  #   CBL Corp., Ltd.                       6,142      12,361       0.0%
      Freightways, Ltd.                    21,627     113,344       0.1%
      Gentrack Group, Ltd.                  3,668      13,805       0.0%
      Hallenstein Glasson Holdings, Ltd.    5,639      12,890       0.0%
  #   Mainfreight, Ltd.                    12,805     214,346       0.1%
      NZX, Ltd.                            30,863      24,946       0.0%
      Restaurant Brands New Zealand, Ltd.  13,723      63,710       0.0%
      Scales Corp., Ltd.                    9,014      24,058       0.0%
      SKYCITY Entertainment Group, Ltd.    42,293     112,589       0.1%
  #*  Synlait Milk, Ltd.                    4,036      22,682       0.0%
      Tourism Holdings, Ltd.               18,880      65,616       0.1%
      Trade Me Group, Ltd.                 25,558      78,928       0.1%
      Z Energy, Ltd.                       46,796     236,026       0.1%
                                                  -----------      ----
  TOTAL NEW ZEALAND                                 1,537,576       0.9%
                                                  -----------      ----
  NORWAY -- (0.8%)
      ABG Sundal Collier Holding ASA       42,126      29,243       0.0%
      AF Gruppen ASA                        3,576      55,652       0.0%
      Atea ASA                              9,394     118,509       0.1%
      Austevoll Seafood ASA                 5,719      57,243       0.0%
      Bakkafrost P/F                        5,584     249,515       0.2%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                            SHARES   VALUE++   OF NET ASSETS**
                                            ------- ---------- ---------------
 NORWAY -- (Continued)
     Borregaard ASA                          14,110 $  135,989       0.1%
 *   DNO ASA                                 31,922     38,784       0.0%
     Ekornes ASA                              3,395     47,621       0.0%
     Europris ASA                            19,776     90,010       0.1%
     Grieg Seafood ASA                        6,614     62,802       0.0%
 *   Hexagon Composites ASA                  11,680     39,298       0.0%
 *   Nordic Semiconductor ASA                 4,336     21,740       0.0%
     Norway Royal Salmon ASA                  1,944     37,716       0.0%
 *   Norwegian Air Shuttle ASA                  726     20,555       0.0%
 #   Protector Forsikring ASA                 7,924     86,351       0.1%
     Scatec Solar ASA                         8,766     50,430       0.0%
     Tomra Systems ASA                       14,249    198,921       0.1%
     Veidekke ASA                            12,534    140,445       0.1%
 #   XXL ASA                                  6,650     71,714       0.1%
                                                    ----------       ---
 TOTAL NORWAY                                        1,552,538       0.9%
                                                    ----------       ---
 PORTUGAL -- (0.3%)
     Altri SGPS SA                           14,257     91,077       0.1%
     CTT-Correios de Portugal SA             29,047    171,019       0.1%
     Mota-Engil SGPS SA                      19,197     77,096       0.0%
     NOS SGPS SA                             43,330    259,613       0.1%
                                                    ----------       ---
 TOTAL PORTUGAL                                        598,805       0.3%
                                                    ----------       ---
 SINGAPORE -- (1.1%)
     AEM Holdings, Ltd.                      11,300     25,992       0.0%
     Best World International, Ltd.          63,500     69,276       0.1%
     Boustead Singapore, Ltd.                31,700     20,959       0.0%
     Breadtalk Group, Ltd.                   10,600     12,250       0.0%
     CITIC Envirotech, Ltd.                  64,500     36,476       0.0%
     CWT, Ltd.                               39,500     67,456       0.1%
     Delfi, Ltd.                             46,100     50,060       0.0%
     First Resources, Ltd.                   73,300    105,961       0.1%
     GSH Corp., Ltd.                         47,600     19,032       0.0%
     Health Management International, Ltd.   52,961     24,489       0.0%
     Hi-P International, Ltd.                 7,500     10,294       0.0%
     Japfa, Ltd.                             27,800     12,049       0.0%
     M1, Ltd.                                51,000     67,348       0.0%
     Mandarin Oriental International, Ltd.    2,300      5,057       0.0%
     Oxley Holdings, Ltd.                    51,500     27,383       0.0%
 #   Q&M Dental Group Singapore, Ltd.        40,500     19,757       0.0%
     QAF, Ltd.                               27,800     25,194       0.0%
 #   Raffles Medical Group, Ltd.            129,164    107,058       0.1%
     Riverstone Holdings, Ltd.               29,200     22,597       0.0%
     SATS, Ltd.                              81,900    282,504       0.2%
     SembCorp Marine, Ltd.                   36,800     52,176       0.0%
     Sheng Siong Group, Ltd.                 98,400     68,218       0.1%
     Sinarmas Land, Ltd.                    148,500     46,274       0.0%
 #   Singapore Post, Ltd.                   211,500    199,379       0.1%
     StarHub, Ltd.                           74,600    143,980       0.1%
     UMS Holdings, Ltd.                      49,750     38,504       0.0%
     Valuetronics Holdings, Ltd.             45,430     34,505       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                      SHARES   VALUE++   OF NET ASSETS**
                                                      ------- ---------- ---------------
SINGAPORE -- (Continued)
    Venture Corp., Ltd.                                35,200 $  503,173       0.3%
                                                              ----------       ---
TOTAL SINGAPORE                                                2,097,401       1.2%
                                                              ----------       ---
SPAIN -- (2.0%)
*   Amper SA                                           73,206     16,371       0.0%
    Atresmedia Corp. de Medios de Comunicacion SA       8,960     92,072       0.1%
    Bolsas y Mercados Espanoles SHMSF SA               15,337    526,810       0.3%
    Cellnex Telecom SA                                 29,773    739,024       0.4%
    Cia de Distribucion Integral Logista Holdings SA    3,787     88,719       0.0%
    Cie Automotive SA                                   9,416    279,818       0.1%
    Distribuidora Internacional de Alimentacion SA    131,375    642,553       0.4%
*   Fomento de Construcciones y Contratas SA              721      7,645       0.0%
*   Grupo Empresarial San Jose SA                       5,264     18,646       0.0%
*   Grupo Ezentis SA                                   34,700     22,963       0.0%
*   Indra Sistemas SA                                  25,407    365,097       0.2%
    Mediaset Espana Comunicacion SA                    30,269    328,993       0.2%
    Prosegur Cia de Seguridad SA                       12,410     94,706       0.1%
#   Tecnicas Reunidas SA                                5,071    163,272       0.1%
    Vidrala SA                                          2,153    194,672       0.1%
    Zardoya Otis SA                                    33,932    367,563       0.2%
                                                              ----------       ---
TOTAL SPAIN                                                    3,948,924       2.2%
                                                              ----------       ---
SWEDEN -- (2.5%)
    AddTech AB Class B                                  8,569    189,868       0.1%
    Avanza Bank Holding AB                              3,347    126,160       0.1%
    Beijer Alma AB                                      1,052     33,931       0.0%
    Bilia AB Class A                                   10,590     94,889       0.1%
    BioGaia AB Class B                                  2,897    105,321       0.1%
    Clas Ohlson AB Class B                              2,987     51,642       0.0%
    Com Hem Holding AB                                 24,085    361,564       0.2%
    Concentric AB                                       6,772    113,723       0.1%
    eWork Group AB                                        992     11,316       0.0%
#   Fagerhult AB                                        5,427     68,912       0.0%
    Fenix Outdoor International AG                        744     88,784       0.1%
    HIQ International AB                                3,835     27,485       0.0%
    HMS Networks AB                                     3,530     61,142       0.0%
    Indutrade AB                                       13,388    371,253       0.2%
    ITAB Shop Concept AB Class B                        2,620     20,576       0.0%
    JM AB                                              10,573    278,978       0.2%
    Kindred Group P.L.C.                               37,473    478,545       0.3%
    Lagercrantz Group AB Class B                        9,494    101,017       0.1%
    Loomis AB Class B                                   5,560    223,078       0.1%
    Modern Times Group MTG AB Class B                   8,444    322,112       0.2%
#   Mycronic AB                                        13,519    160,555       0.1%
#   NCC AB Class B                                     12,996    280,400       0.2%
    NetEnt AB                                          26,816    212,519       0.1%
    Nobia AB                                           17,348    142,308       0.1%
    Nolato AB Class B                                   4,003    221,938       0.1%
#   OEM International AB Class B                        2,269     52,868       0.0%
    Oriflame Holding AG                                 6,118    220,413       0.1%
    Proact IT Group AB                                  1,363     31,748       0.0%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                           SHARES  VALUE++   OF NET ASSETS**
                                           ------ ---------- ---------------
   SWEDEN -- (Continued)
   #   Probi AB                               125 $    5,196       0.0%
   #*  RaySearch Laboratories AB            4,094     90,745       0.1%
   *   SAS AB                              17,799     55,064       0.0%
       Scandi Standard AB                   7,744     54,768       0.0%
       Sectra AB Class B                    3,189     62,454       0.0%
       Troax Group AB                       1,935     65,398       0.0%
                                                  ----------       ---
   TOTAL SWEDEN                                    4,786,670       2.7%
                                                  ----------       ---
   SWITZERLAND -- (4.1%)
       APG SGA SA                             229     92,770       0.1%
       Ascom Holding AG                     4,438    101,593       0.1%
       Autoneum Holding AG                    405    109,407       0.1%
       Belimo Holding AG                       70    300,348       0.1%
       Bobst Group SA                       1,366    146,019       0.1%
       Bossard Holding AG Class A           1,042    246,289       0.1%
       Burckhardt Compression Holding AG      409    121,846       0.1%
       Burkhalter Holding AG                  526     63,008       0.0%
       Cembra Money Bank AG                 4,358    390,408       0.2%
       Coltene Holding AG                     469     46,548       0.0%
       Daetwyler Holding AG                 1,098    184,127       0.1%
       DKSH Holding AG                      4,359    365,681       0.2%
       dormakaba Holding AG                   513    507,753       0.3%
       Emmi AG                                268    167,314       0.1%
       Feintool International Holding AG      104     12,355       0.0%
       Forbo Holding AG                        63     95,253       0.1%
       Georg Fischer AG                       595    733,082       0.4%
       Gurit Holding AG                        63     72,448       0.0%
       Inficon Holding AG                     308    191,301       0.1%
       Interroll Holding AG                   102    145,810       0.1%
       Kardex AG                            1,031    122,761       0.1%
       Komax Holding AG                       462    132,249       0.1%
       Kudelski SA                            648      7,957       0.0%
       LEM Holding SA                          97    126,934       0.1%
       Logitech International SA           23,464    839,057       0.4%
       Mobilezone Holding AG                1,731     21,602       0.0%
   #   Panalpina Welttransport Holding AG   1,597    219,465       0.1%
       Siegfried Holding AG                   392    122,609       0.1%
       Sunrise Communications Group AG      4,993    415,367       0.2%
       Temenos Group AG                     8,866  1,023,770       0.6%
       u-blox Holding AG                    1,117    219,315       0.1%
       VAT Group AG                         2,807    365,447       0.2%
       VZ Holding AG                          425    146,839       0.1%
   #   Walter Meier AG                         80      3,295       0.0%
       Ypsomed Holding AG                     435     75,734       0.0%
                                                  ----------       ---
   TOTAL SWITZERLAND                               7,935,761       4.4%
                                                  ----------       ---
   UNITED KINGDOM -- (15.0%)
       4imprint Group P.L.C.                4,463    113,955       0.1%
       888 Holdings P.L.C.                 36,213    120,553       0.1%
       A.G. Barr P.L.C.                    16,744    138,788       0.1%
       Arrow Global Group P.L.C.           30,207    170,145       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                              SHARES  VALUE++  OF NET ASSETS**
                                              ------- -------- ---------------
  UNITED KINGDOM -- (Continued)
      Ashmore Group P.L.C.                     50,207 $256,703       0.1%
      AVEVA Group P.L.C.                       10,575  354,290       0.2%
      Avon Rubber P.L.C.                        5,537   71,977       0.0%
      B&M European Value Retail SA            116,868  616,664       0.3%
      Bodycote P.L.C.                          27,106  337,141       0.2%
      Booker Group P.L.C.                     244,737  653,857       0.4%
      Brewin Dolphin Holdings P.L.C.           47,268  221,894       0.1%
      Britvic P.L.C.                           44,142  443,692       0.2%
      Capita P.L.C.                            81,598  568,250       0.3%
  *   Carclo P.L.C.                            11,419   20,132       0.0%
      Card Factory P.L.C.                      46,435  193,658       0.1%
      Charles Taylor P.L.C.                     3,058   11,178       0.0%
      Cineworld Group P.L.C.                   24,695  217,882       0.1%
      City of London Investment Group P.L.C.    3,921   21,136       0.0%
      Clipper Logistics P.L.C.                  3,611   20,879       0.0%
      CMC Markets P.L.C.                       10,440   22,050       0.0%
  *   Cobham P.L.C.                            57,722  106,534       0.1%
      Computacenter P.L.C.                      7,825  103,386       0.1%
      Connect Group P.L.C.                     39,116   57,279       0.0%
      Costain Group P.L.C.                     17,549  100,630       0.1%
      Cranswick P.L.C.                          8,289  339,073       0.2%
      Daily Mail & General Trust P.L.C.         2,501   23,034       0.0%
      Dairy Crest Group P.L.C.                 23,307  187,906       0.1%
      Devro P.L.C.                             30,173   97,518       0.1%
      Dignity P.L.C.                            7,087  228,141       0.1%
      Diploma P.L.C.                           18,770  268,820       0.2%
      Domino's Pizza Group P.L.C.              76,233  339,858       0.2%
      DS Smith P.L.C.                          46,918  324,482       0.2%
      Dunelm Group P.L.C.                      13,066  127,049       0.1%
      Electrocomponents P.L.C.                 75,809  699,188       0.4%
      esure Group P.L.C.                       53,674  191,477       0.1%
      Evraz P.L.C.                             59,708  228,844       0.1%
      FDM Group Holdings P.L.C.                16,106  208,838       0.1%
      Ferrexpo P.L.C.                          45,352  153,093       0.1%
      Fidessa Group P.L.C.                      5,999  181,392       0.1%
      Forterra P.L.C.                          17,513   69,815       0.0%
      Games Workshop Group P.L.C.               5,574  167,983       0.1%
      Go-Ahead Group P.L.C.                     7,576  178,101       0.1%
      Gocompare.Com Group P.L.C.               11,694   15,811       0.0%
      Greggs P.L.C.                            17,857  302,132       0.2%
      Halma P.L.C.                             52,695  826,831       0.5%
      Hastings Group Holdings P.L.C.            8,136   34,033       0.0%
      Hays P.L.C.                             235,979  584,150       0.3%
      Hill & Smith Holdings P.L.C.             13,954  245,141       0.1%
      Hilton Food Group P.L.C.                 10,810  128,224       0.1%
      HomeServe P.L.C.                         46,409  527,682       0.3%
      Howden Joinery Group P.L.C.             107,177  583,678       0.3%
      Ibstock P.L.C.                           33,981  111,976       0.1%
      IG Group Holdings P.L.C.                 57,120  495,646       0.3%
      IMI P.L.C.                               46,021  746,717       0.4%
      Inchcape P.L.C.                          42,060  436,577       0.2%
      Inmarsat P.L.C.                          67,643  557,954       0.3%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                              SHARES  VALUE++  OF NET ASSETS**
                                              ------- -------- ---------------
  UNITED KINGDOM -- (Continued)
      Integrated Diagnostics Holdings P.L.C.    4,075 $ 15,890       0.0%
      ITE Group P.L.C.                         49,057  115,818       0.1%
      IWG P.L.C.                              107,506  307,582       0.2%
      J D Wetherspoon P.L.C.                   14,997  247,931       0.1%
      James Fisher & Sons P.L.C.                9,072  187,111       0.1%
      Jardine Lloyd Thompson Group P.L.C.      22,594  391,060       0.2%
      JD Sports Fashion P.L.C.                 73,146  347,362       0.2%
      John Menzies P.L.C.                      15,128  140,580       0.1%
      Jupiter Fund Management P.L.C.           69,161  545,714       0.3%
      Kainos Group P.L.C.                       3,228   12,184       0.0%
  *   KAZ Minerals P.L.C.                      41,405  447,069       0.3%
      KCOM Group P.L.C.                       104,431  149,060       0.1%
      LSL Property Services P.L.C.              5,691   17,667       0.0%
      Marshalls P.L.C.                         32,570  206,293       0.1%
      McBride P.L.C                           946,618    1,257       0.0%
      McBride P.L.C.                           32,642   93,200       0.1%
      Mitie Group P.L.C.                       41,880  131,785       0.1%
      Moneysupermarket.com Group P.L.C.        93,567  403,702       0.2%
      Morgan Advanced Materials P.L.C.         53,340  222,457       0.1%
  *   Mothercare P.L.C.                        22,662   29,204       0.0%
      Motorpoint group P.L.C.                   6,807   13,784       0.0%
      NCC Group P.L.C.                          3,465   10,582       0.0%
      Norcros P.L.C.                            4,164    9,789       0.0%
  #*  Ocado Group P.L.C.                       88,485  338,064       0.2%
      On the Beach Group P.L.C.                14,593   79,881       0.0%
      OneSavings Bank P.L.C.                    4,812   25,900       0.0%
      Oxford Instruments P.L.C.                 9,918  125,151       0.1%
      Pagegroup P.L.C.                         61,044  379,180       0.2%
      PayPoint P.L.C.                          12,135  148,003       0.1%
      Photo-Me International P.L.C.            47,852  113,899       0.1%
      Playtech P.L.C.                          41,773  545,835       0.3%
      Polypipe Group P.L.C.                    31,211  171,126       0.1%
      QinetiQ Group P.L.C.                     85,986  278,726       0.2%
      Rank Group P.L.C.                        16,061   50,770       0.0%
      Rathbone Brothers P.L.C.                  2,651   90,198       0.1%
      Renishaw P.L.C.                           6,217  409,002       0.2%
      Rentokil Initial P.L.C.                  43,778  195,221       0.1%
      Restaurant Group P.L.C. (The)             1,449    5,845       0.0%
      Ricardo P.L.C.                            8,628   93,716       0.1%
      Rightmove P.L.C.                         15,638  862,725       0.5%
      Robert Walters P.L.C.                     8,820   72,778       0.0%
      Rotork P.L.C.                           145,762  508,645       0.3%
      Sanne Group P.L.C.                        1,118   11,873       0.0%
      Savills P.L.C.                           24,283  300,819       0.2%
      Softcat P.L.C.                           13,580   96,797       0.1%
      Spirax-Sarco Engineering P.L.C.          11,041  828,456       0.5%
      SSP Group P.L.C.                         78,775  611,773       0.3%
      Stagecoach Group P.L.C.                  55,674  123,321       0.1%
      Sthree P.L.C.                            18,516   87,310       0.0%
      SuperGroup P.L.C.                         7,836  192,946       0.1%
      Synthomer P.L.C.                         46,180  300,291       0.2%
  #   TalkTalk Telecom Group P.L.C.            83,939  238,035       0.1%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                          SHARES     VALUE++    OF NET ASSETS**
                                         --------- ------------ ---------------
 UNITED KINGDOM -- (Continued)
      Tarsus Group P.L.C.                    8,252 $     33,700        0.0%
      Tate & Lyle P.L.C.                    63,855      548,532        0.3%
      Ted Baker P.L.C.                       4,689      172,552        0.1%
      Telecom Plus P.L.C.                    2,708       43,874        0.0%
      Thomas Cook Group P.L.C.             282,306      449,166        0.3%
      Topps Tiles P.L.C.                    21,718       20,122        0.0%
      Ultra Electronics Holdings P.L.C.     12,463      301,788        0.2%
      Victrex P.L.C.                        13,785      438,927        0.2%
      Vitec Group P.L.C. (The)               5,647       84,480        0.0%
      Vp P.L.C.                                816        8,672        0.0%
      WH Smith P.L.C.                       19,030      517,382        0.3%
 *    Wizz Air Holdings P.L.C.               2,564      111,533        0.1%
      XP Power, Ltd.                         2,430      112,931        0.1%
      ZPG P.L.C.                            44,463      206,697        0.1%
                                                   ------------      -----
 TOTAL UNITED KINGDOM                                28,937,540       16.3%
                                                   ------------      -----
 TOTAL COMMON STOCKS                                175,677,028       98.8%
                                                   ------------      -----
 PREFERRED STOCKS -- (0.7%)
 GERMANY -- (0.7%)
      Fuchs Petrolub SE                      8,841      497,858        0.3%
      Jungheinrich AG                        6,281      286,049        0.1%
      Sartorius AG                           3,844      358,938        0.2%
      Sixt SE                                2,257      146,421        0.1%
      Villeroy & Boch AG                     1,484       34,706        0.0%
                                                   ------------      -----
 TOTAL GERMANY                                        1,323,972        0.7%
                                                   ------------      -----
 TOTAL PREFERRED STOCKS                               1,323,972        0.7%
                                                   ------------      -----
 RIGHTS/WARRANTS -- (0.0%)
 AUSTRALIA -- (0.0%)
 *    BWX , Ltd. Rights 11/07/17             1,922           --        0.0%
                                                   ------------      -----
 TOTAL INVESTMENT SECURITIES                        177,001,000
                                                   ------------

                                                     VALUE+
                                                   ------------
 SECURITIES LENDING COLLATERAL -- (8.3%)
 (S)@ DFA Short Term Investment Fund     1,392,138   16,108,429        9.1%
                                                   ------------      -----
 TOTAL INVESTMENTS -- (100.0%) (Cost $157,669,292) $193,109,429      108.6%
                                                   ============      =====

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                            -- $ 11,874,450   --    $ 11,874,450
     Austria                              --    1,741,723   --       1,741,723
     Belgium                     $   389,148    2,585,462   --       2,974,610
     Canada                       14,889,618           --   --      14,889,618
     China                                --       22,912   --          22,912
     Denmark                              --    3,428,352   --       3,428,352
     Finland                              --    4,475,968   --       4,475,968
     France                               --    9,218,497   --       9,218,497
     Germany                              --    9,788,163   --       9,788,163
     Hong Kong                            --    4,814,947   --       4,814,947
     Ireland                              --      837,814   --         837,814
     Israel                               --    1,312,581   --       1,312,581
     Italy                                --    8,063,622   --       8,063,622
     Japan                                --   45,721,785   --      45,721,785
     Netherlands                          --    5,116,771   --       5,116,771
     New Zealand                          --    1,537,576   --       1,537,576
     Norway                               --    1,552,538   --       1,552,538
     Portugal                             --      598,805   --         598,805
     Singapore                        19,032    2,078,369   --       2,097,401
     Spain                                --    3,948,924   --       3,948,924
     Sweden                               --    4,786,670   --       4,786,670
     Switzerland                          --    7,935,761   --       7,935,761
     United Kingdom                       --   28,937,540   --      28,937,540
  Preferred Stocks
     Germany                              --    1,323,972   --       1,323,972
  Securities Lending Collateral           --   16,108,429   --      16,108,429
                                 ----------- ------------   --    ------------
  TOTAL                          $15,297,798 $177,811,631   --    $193,109,429
                                 =========== ============   ==    ============

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of the Portfolios, as defined

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio, CSTG&E U.S. Social Core Equity 2 Portfolio, CSTG&E International Social Core Equity Portfolio, VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios") as of October 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of the Series, as defined

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series (the "Series") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2017

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Dimensional Emerging Markets Value Fund (the "Fund") as of
October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2017

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

    (a)Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

    (b)There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1)Code of Ethics is filed herewith.

    (a)(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

    (a)(3)This item is not applicable.

    (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:  /s/ David P. Butler
     --------------------------
     David P. Butler
     Co-Chief Executive Officer

Date: January 8, 2018

By:  /s/ Gerard K. O'Reilly
     ------------------------------
     Gerard K. O'Reilly
     Co-Chief Executive Officer and
     Chief Investment Officer

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ David P. Butler
     ------------------------------------
     David P. Butler
     Co-Principal Executive Officer
     DFA Investment Dimensions Group Inc.

Date: January 8, 2018

By:  /s/ Gerard K. O'Reilly
     ------------------------------------
     Gerard K. O'Reilly
     Co-Principal Executive Officer
     DFA Investment Dimensions Group Inc.

Date: January 8, 2018

By:  /s/ Gregory K. Hinkle
     ------------------------------------
     Gregory K. Hinkle
     Principal Financial Officer
     DFA Investment Dimensions Group Inc.

Date: January 8, 2018